================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                  FORM N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-3258

                               -----------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -----------------

              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                               -----------------

          CATHERINE L. NEWELL, ESQUIRE, PRESIDENT AND GENERAL COUNSEL
                     DFA INVESTMENT DIMENSIONS GROUP INC.,
              6300 BEE CAVE ROAD, BUILDING ONE, AUSTIN, TX 78746
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 512-306-7400

                      DATE OF FISCAL YEAR END: OCTOBER 31

                  DATE OF REPORTING PERIOD: OCTOBER 31, 2019

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                             [Logo] Dimensional

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

--------------------------------------------------------------------------------

ENHANCED U.S. LARGE COMPANY PORTFOLIO

U.S. LARGE CAP EQUITY PORTFOLIO

U.S. LARGE CAP VALUE PORTFOLIO

U.S. TARGETED VALUE PORTFOLIO

U.S. SMALL CAP VALUE PORTFOLIO

U.S. CORE EQUITY 1 PORTFOLIO

U.S. CORE EQUITY 2 PORTFOLIO

U.S. VECTOR EQUITY PORTFOLIO

U.S. SMALL CAP PORTFOLIO

U.S. MICRO CAP PORTFOLIO

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

DFA REAL ESTATE SECURITIES PORTFOLIO

DFA COMMODITY STRATEGY PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.

--------------------------------------------------------------------------------

U.S. LARGE COMPANY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY

--------------------------------------------------------------------------------

THE U.S. LARGE CAP VALUE SERIES

   SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR
              FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

/S/ DAVID P. BUTLER                    /S/ GERARD K. O'REILLY

DAVID P. BUTLER                        GERARD K. O'REILLY
Co-Chief Executive Officer             Co-Chief Executive Officer and
                                       Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...........................   1
   DFA INVESTMENT DIMENSIONS GROUP INC.
      Performance Charts................................................   3
      Management's Discussion and Analysis..............................  10
      Disclosure of Fund Expenses.......................................  14
      Disclosure of Portfolio Holdings..................................  17
      Schedules of Investments/Summary Schedules of Portfolio Holdings
          Enhanced U.S. Large Company Portfolio.........................  19
          U.S. Large Cap Equity Portfolio...............................  25
          U.S. Large Cap Value Portfolio................................  28
          U.S. Targeted Value Portfolio.................................  29
          U.S. Small Cap Value Portfolio................................  32
          U.S. Core Equity 1 Portfolio..................................  35
          U.S. Core Equity 2 Portfolio..................................  38
          U.S. Vector Equity Portfolio..................................  41
          U.S. Small Cap Portfolio......................................  44
          U.S. Micro Cap Portfolio......................................  47
          U.S. High Relative Profitability Portfolio....................  50
          DFA Real Estate Securities Portfolio..........................  53
      Statements of Assets and Liabilities..............................  55
      Statements of Operations..........................................  58
      Statements of Changes in Net Assets...............................  61
      Financial Highlights..............................................  65
      Notes to Financial Statements.....................................  74
      Report of Independent Registered Public Accounting Firm...........  95
      Section 19(a) Notice..............................................  96
   DFA INVESTMENT DIMENSIONS GROUP INC.
      Performance Charts................................................  97
      Management's Discussion and Analysis..............................  98
      Consolidated Disclosure of Fund Expenses..........................  99
      Consolidated Disclosure of Portfolio Holdings..................... 101
      Consolidated Schedule of Investments
          DFA Commodity Strategy Portfolio.............................. 102
      Consolidated Statement of Assets and Liabilities.................. 113
      Consolidated Statement of Operations.............................. 114
      Consolidated Statements of Changes in Net Assets.................. 115
      Consolidated Financial Highlights................................. 116
      Consolidated Notes to Financial Statements........................ 117
      Report of Independent Registered Public Accounting Firm........... 132
   DIMENSIONAL INVESTMENT GROUP INC.
      Performance Charts................................................ 133
      Management's Discussion and Analysis.............................. 134
      Disclosure of Fund Expenses....................................... 135
      Disclosure of Portfolio Holdings.................................. 136
      Summary Schedule of Portfolio Holdings
          U.S. Large Company Portfolio.................................. 137
      Statement of Assets and Liabilities............................... 140
      Statement of Operations........................................... 141
      Statements of Changes in Net Assets............................... 142
      Financial Highlights.............................................. 143
      Notes to Financial Statements..................................... 144
      Report of Independent Registered Public Accounting Firm........... 153

TABLE OF CONTENTS

CONTINUED

                                                                                                     PAGE
                                                                                                     ----
THE DFA INVESTMENT TRUST COMPANY
   Performance Charts............................................................................... 154
   Management's Discussion and Analysis............................................................. 155
   Disclosure of Fund Expenses...................................................................... 156
   Disclosure of Portfolio Holdings................................................................. 157
   Summary Schedule of Portfolio Holdings
       The U.S. Large Cap Value Series.............................................................. 158
   Statement of Assets and Liabilities.............................................................. 161
   Statement of Operations.......................................................................... 162
   Statements of Changes in Net Assets.............................................................. 163
   Financial Highlights............................................................................. 164
   Notes to Financial Statements.................................................................... 165
   Report of Independent Registered Public Accounting Firm.......................................... 173
FUND MANAGEMENT..................................................................................... 174
   Board of Directors or Trustees Table............................................................. 175
VOTING PROXIES ON FUND PORTFOLIO SECURITIES......................................................... 182
NOTICE TO SHAREHOLDERS.............................................................................. 183

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations

  P.L.C.                 Public Limited Company
  SA                     Special Assessment
  CAD                    Canadian Dollars
  DKK                    Danish Krone
  EUR                    Euro
  GBP                    British Pounds
  NOK                    Norwegian Krone
  SEK                    Swedish Krona
  USD                    United States Dollar

Investment Footnotes

   ^                                     Denominated in USD, unless otherwise
                                         noted.
   +                                     See Note B to Financial Statements.
   (Omega)                               Rule 144A, Section 4(2), or other
                                         security that is restricted as to
                                         resale to institutional investors.
                                         This security has been deemed liquid
                                         based upon the Fund's Liquidity
                                         Guidelines. The liquidity
                                         determination is unaudited.
   (r)                                   The adjustable rate shown is
                                         effective as of October 31, 2019.
   #                                     Total or Partial Securities on Loan.
   (double left angle quote)             Total or Partial Security pledged as
                                         collateral for Futures Contracts.
   @                                     Security purchased with cash proceeds
                                         from Securities on Loan.
   (S)                                   Affiliated Fund.
   ++                                    Calculated as a percentage of total
                                         net assets. Percentages shown
                                         parenthetically next to the category
                                         headings have been calculated as a
                                         percentage of total investments.
                                         "Other Securities" are those
                                         securities that are not among the top
                                         50 holdings in unaffiliated issuers
                                         of the Fund or do not represent more
                                         than 1.0% of the net assets of the
                                         Fund. Some of the individual
                                         securities within this category may
                                         include Total or Partial Securities
                                         on Loan and/or Non-Income Producing
                                         Securities.
   *                                     Non-Income Producing Securities.
   ~                                     Total or Partial Security pledged as
                                         collateral for Swap Agreements.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

FINANCIAL HIGHLIGHTS
--------------------

  ** The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain
                         (Loss) per share and the ratio of Net
                         Investment Income to Average Net
                         Assets would have been $0.92, $7.69
                         and 2.43%, respectively had the
                         current year effect of this
                         estimation not been considered.
  (A)                    Computed using average shares
                         outstanding.
  (B) Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.
  (C)                    Non-Annualized
  (D)                    Annualized
  (E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
  --                     Amounts designated as -- are either
                         zero or rounded to zero.
  SEC                    Securities and Exchange Commission
  (a)                    Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
ENHANCED U.S. LARGE COMPANY PORTFOLIO VS.
S&P 500(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                        [CHART]


                       Enhanced U.S. Large Company
                               Portfolio                    S&P 500/R/ Index
                    ---------------------------------      ------------------
    10/31/2009                  $10,000                          $10,000
    11/30/2009                   10,633                           10,600
    12/31/2009                   10,816                           10,805
     1/31/2010                   10,444                           10,416
     2/28/2010                   10,785                           10,739
     3/31/2010                   11,420                           11,387
     4/30/2010                   11,606                           11,566
     5/31/2010                   10,692                           10,643
     6/30/2010                   10,142                           10,086
     7/31/2010                   10,858                           10,792
     8/31/2010                   10,375                           10,305
     9/30/2010                   11,303                           11,225
    10/31/2010                   11,740                           11,652
    11/30/2010                   11,724                           11,653
    12/31/2010                   12,509                           12,432
     1/31/2011                   12,821                           12,727
     2/28/2011                   13,243                           13,163
     3/31/2011                   13,243                           13,168
     4/30/2011                   13,665                           13,558
     5/31/2011                   13,540                           13,405
     6/30/2011                   13,306                           13,181
     7/31/2011                   13,056                           12,913
     8/31/2011                   12,337                           12,212
     9/30/2011                   11,463                           11,353
    10/31/2011                   12,728                           12,594
    11/30/2011                   12,650                           12,566
    12/31/2011                   12,791                           12,695
     1/31/2012                   13,391                           13,264
     2/29/2012                   13,975                           13,837
     3/31/2012                   14,449                           14,293
     4/30/2012                   14,370                           14,203
     5/31/2012                   13,501                           13,349
     6/30/2012                   14,068                           13,899
     7/31/2012                   14,305                           14,092
     8/31/2012                   14,638                           14,410
     9/30/2012                   15,014                           14,782
    10/31/2012                   14,744                           14,509
    11/30/2012                   14,839                           14,593
    12/31/2012                   14,960                           14,726
     1/31/2013                   15,727                           15,489
     2/28/2013                   15,950                           15,699
     3/31/2013                   16,541                           16,288
     4/30/2013                   16,860                           16,602
     5/31/2013                   17,244                           16,990
     6/30/2013                   16,979                           16,762
     7/31/2013                   17,875                           17,615
     8/31/2013                   17,347                           17,105
     9/30/2013                   17,891                           17,641
    10/31/2013                   18,724                           18,452
    11/30/2013                   19,300                           19,015
    12/31/2013                   19,764                           19,496
     1/31/2014                   19,108                           18,822
     2/28/2014                   19,973                           19,683
     3/31/2014                   20,127                           19,848
     4/30/2014                   20,287                           19,995
     5/31/2014                   20,785                           20,464
     6/30/2014                   21,184                           20,887
     7/31/2014                   20,879                           20,599
     8/31/2014                   21,731                           21,423
     9/30/2014                   21,409                           21,123
    10/31/2014                   21,940                           21,639
    11/30/2014                   22,567                           22,221
    12/31/2014                   22,441                           22,165
     1/31/2015                   21,834                           21,499
     2/28/2015                   23,048                           22,735
     3/31/2015                   22,717                           22,375
     4/30/2015                   22,920                           22,590
     5/31/2015                   23,232                           22,880
     6/30/2015                   22,742                           22,438
     7/31/2015                   23,239                           22,908
     8/31/2015                   21,784                           21,525
     9/30/2015                   21,268                           20,993
    10/31/2015                   23,091                           22,764
    11/30/2015                   23,128                           22,831
    12/31/2015                   22,683                           22,471
     1/31/2016                   21,600                           21,356
     2/29/2016                   21,600                           21,327
     3/31/2016                   23,138                           22,774
     4/30/2016                   23,256                           22,862
     5/31/2016                   23,650                           23,273
     6/30/2016                   23,757                           23,333
     7/31/2016                   24,646                           24,194
     8/31/2016                   24,646                           24,228
     9/30/2016                   24,644                           24,232
    10/31/2016                   24,189                           23,790
    11/30/2016                   25,040                           24,671
    12/31/2016                   25,541                           25,159
     1/31/2017                   26,031                           25,636
     2/28/2017                   27,051                           26,654
     3/31/2017                   27,106                           26,685
     4/30/2017                   27,413                           26,959
     5/31/2017                   27,822                           27,338
     6/30/2017                   27,964                           27,509
     7/31/2017                   28,600                           28,075
     8/31/2017                   28,683                           28,161
     9/30/2017                   29,202                           28,742
    10/31/2017                   29,880                           29,412
    11/30/2017                   30,723                           30,314
    12/31/2017                   31,017                           30,651
     1/31/2018                   32,695                           32,406
     2/28/2018                   31,401                           31,212
     3/31/2018                   30,552                           30,419
     4/30/2018                   30,600                           30,535
     5/31/2018                   31,392                           31,271
     6/30/2018                   31,537                           31,463
     7/31/2018                   32,694                           32,634
     8/31/2018                   33,804                           33,698
     9/30/2018                   33,956                           33,889
    10/31/2018                   31,558                           31,573
    11/30/2018                   32,188                           32,216
    12/31/2018                   29,327                           29,308
     1/31/2019                   31,829                           31,656
     2/28/2019                   32,835                           32,673         Past performance is not
     3/31/2019                   33,591                           33,307         predictive of future
     4/30/2019                   34,985                           34,656         performance.
     5/31/2019                   32,764                           32,454
     6/30/2019                   35,111                           34,741         The returns shown do not
     7/31/2019                   35,657                           35,240         reflect the deduction of
     8/31/2019                   35,085                           34,682         taxes that a shareholder
     9/30/2019                   35,747                           35,331         would pay on fund
    10/31/2019                   36,502                           36,096         distributions or the
                                                                                 redemption of fund shares.

              AVERAGE ANNUAL         ONE         FIVE          TEN               Copyright 2019 S&P Dow
              TOTAL RETURN           YEAR        YEARS        YEARS              Jones Indices LLC, a
              ------------------------------------------------------------       division of S&P Global. All
                                    15.67%       10.72%       13.82%             rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

U.S. LARGE CAP EQUITY PORTFOLIO VS.
RUSSELL 1000(R) INDEX
JUNE 25, 2013-OCTOBER 31, 2019

                                   [CHART]


                          U.S. Large Cap
                         Equity Portfolio        Russell 1000/R/ Index
                        ------------------       ---------------------
     6/25/2013                $10,000                  $10,000
     6/30/2013                 10,020                   10,130
     7/31/2013                 10,550                   10,672
     8/31/2013                 10,270                   10,378
     9/30/2013                 10,630                   10,740
    10/31/2013                 11,101                   11,213
    11/30/2013                 11,452                   11,527
    12/31/2013                 11,757                   11,838
     1/31/2014                 11,333                   11,460
     2/28/2014                 11,878                   12,004
     3/31/2014                 11,985                   12,080
     4/30/2014                 12,046                   12,137
     5/31/2014                 12,319                   12,416
     6/30/2014                 12,623                   12,699
     7/31/2014                 12,410                   12,493
     8/31/2014                 12,928                   13,010
     9/30/2014                 12,654                   12,781
    10/31/2014                 12,899                   13,094
    11/30/2014                 13,205                   13,437
    12/31/2014                 13,175                   13,405
     1/31/2015                 12,775                   13,037
     2/28/2015                 13,555                   13,790
     3/31/2015                 13,391                   13,619
     4/30/2015                 13,463                   13,715
     5/31/2015                 13,659                   13,895
     6/30/2015                 13,399                   13,634
     7/31/2015                 13,564                   13,897
     8/31/2015                 12,768                   13,061
     9/30/2015                 12,374                   12,703
    10/31/2015                 13,350                   13,731
    11/30/2015                 13,391                   13,776
    12/31/2015                 13,081                   13,528
     1/31/2016                 12,350                   12,800
     2/29/2016                 12,412                   12,796
     3/31/2016                 13,260                   13,687
     4/30/2016                 13,302                   13,762
     5/31/2016                 13,522                   14,003
     6/30/2016                 13,491                   14,034
     7/31/2016                 14,029                   14,569
     8/31/2016                 14,071                   14,588
     9/30/2016                 14,104                   14,600
    10/31/2016                 13,818                   14,315
    11/30/2016                 14,495                   14,879
    12/31/2016                 14,746                   15,159
     1/31/2017                 15,065                   15,464
     2/28/2017                 15,608                   16,062
     3/31/2017                 15,614                   16,073
     4/30/2017                 15,763                   16,242
     5/31/2017                 15,913                   16,450
     6/30/2017                 16,044                   16,565
     7/31/2017                 16,355                   16,893
     8/31/2017                 16,377                   16,946
     9/30/2017                 16,779                   17,306
    10/31/2017                 17,156                   17,703
    11/30/2017                 17,748                   18,243
    12/31/2017                 18,002                   18,447
     1/31/2018                 19,019                   19,459
     2/28/2018                 18,316                   18,745
     3/31/2018                 17,896                   18,319
     4/30/2018                 17,918                   18,382
     5/31/2018                 18,341                   18,851
     6/30/2018                 18,426                   18,973
     7/31/2018                 19,080                   19,627
     8/31/2018                 19,701                   20,304
     9/30/2018                 19,770                   20,381
    10/31/2018                 18,326                   18,939
    11/30/2018                 18,665                   19,324
    12/31/2018                 16,881                   17,564
     1/31/2019                 18,323                   19,036
     2/28/2019                 18,983                   19,681            Past performance is not
     3/31/2019                 19,242                   20,023            predictive of future
     4/30/2019                 20,070                   20,832            performance.
     5/31/2019                 18,690                   19,504
     6/30/2019                 20,067                   20,874            The returns shown do not
     7/31/2019                 20,378                   21,198            reflect the deduction of
     8/31/2019                 19,890                   20,809            taxes that a shareholder
     9/30/2019                 20,309                   21,170            would pay on fund
    10/31/2019                 20,733                   21,619            distributions or the
                                                                          redemption of fund shares.

             AVERAGE ANNUAL       ONE       FIVE        SINCE             Russell data copyright (C)
             TOTAL RETURN         YEAR      YEARS     INCEPTION           Russell Investment Group
             -------------------------------------------------------      1995-2019, all rights
                                 13.13%     9.96%      12.17%             reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. LARGE CAP VALUE PORTFOLIO VS.
RUSSELL 1000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                      U.S. Large Cap Value Portfolio    Russell 1000/R/ Value Index
                     --------------------------------   ---------------------------
      10/31/2009                  $10,000                        $10,000
      11/30/2009                   10,563                         10,564
      12/31/2009                   10,848                         10,751
       1/31/2010                   10,593                         10,448
       2/28/2010                   11,051                         10,778
       3/31/2010                   11,913                         11,480
       4/30/2010                   12,289                         11,777
       5/31/2010                   11,237                         10,809
       6/30/2010                   10,388                         10,200
       7/31/2010                   11,200                         10,891
       8/31/2010                   10,516                         10,425
       9/30/2010                   11,546                         11,234
      10/31/2010                   11,971                         11,571
      11/30/2010                   11,881                         11,509
      12/31/2010                   13,036                         12,418
       1/31/2011                   13,457                         12,698
       2/28/2011                   14,183                         13,167
       3/31/2011                   14,247                         13,219
       4/30/2011                   14,605                         13,571
       5/31/2011                   14,397                         13,428
       6/30/2011                   14,135                         13,152
       7/31/2011                   13,489                         12,716
       8/31/2011                   12,349                         11,923
       9/30/2011                   11,101                         11,022
      10/31/2011                   12,633                         12,283
      11/30/2011                   12,529                         12,220
      12/31/2011                   12,627                         12,466
       1/31/2012                   13,254                         12,938
       2/29/2012                   14,019                         13,453
       3/31/2012                   14,276                         13,852
       4/30/2012                   13,978                         13,711
       5/31/2012                   12,985                         12,907
       6/30/2012                   13,682                         13,548
       7/31/2012                   13,815                         13,688
       8/31/2012                   14,361                         13,985
       9/30/2012                   14,885                         14,429
      10/31/2012                   14,925                         14,358
      11/30/2012                   14,958                         14,352
      12/31/2012                   15,411                         14,649
       1/31/2013                   16,482                         15,601
       2/28/2013                   16,690                         15,825
       3/31/2013                   17,492                         16,452
       4/30/2013                   17,668                         16,700
       5/31/2013                   18,397                         17,129
       6/30/2013                   18,185                         16,978
       7/31/2013                   19,276                         17,895
       8/31/2013                   18,700                         17,216
       9/30/2013                   19,252                         17,647
      10/31/2013                   20,226                         18,420
      11/30/2013                   21,069                         18,934
      12/31/2013                   21,626                         19,413
       1/31/2014                   20,771                         18,724
       2/28/2014                   21,469                         19,534
       3/31/2014                   21,972                         20,000
       4/30/2014                   22,116                         20,190
       5/31/2014                   22,596                         20,486
       6/30/2014                   23,212                         21,021
       7/31/2014                   23,040                         20,663
       8/31/2014                   23,770                         21,422
       9/30/2014                   23,178                         20,980
      10/31/2014                   23,358                         21,452
      11/30/2014                   23,628                         21,891
      12/31/2014                   23,803                         22,025
       1/31/2015                   22,619                         21,145
       2/28/2015                   24,216                         22,168
       3/31/2015                   23,751                         21,866
       4/30/2015                   24,237                         22,070
       5/31/2015                   24,497                         22,336
       6/30/2015                   24,100                         21,890
       7/31/2015                   24,037                         21,986
       8/31/2015                   22,574                         20,676
       9/30/2015                   21,845                         20,052
      10/31/2015                   23,628                         21,565
      11/30/2015                   23,713                         21,648
      12/31/2015                   22,971                         21,182
       1/31/2016                   21,406                         20,088
       2/29/2016                   21,443                         20,082
       3/31/2016                   23,000                         21,529
       4/30/2016                   23,622                         21,981
       5/31/2016                   23,937                         22,323
       6/30/2016                   23,912                         22,516
       7/31/2016                   24,734                         23,170
       8/31/2016                   25,020                         23,348
       9/30/2016                   25,141                         23,300
      10/31/2016                   24,709                         22,939
      11/30/2016                   26,647                         24,249
      12/31/2016                   27,311                         24,855
       1/31/2017                   27,708                         25,032
       2/28/2017                   28,541                         25,932
       3/31/2017                   28,275                         25,668
       4/30/2017                   28,462                         25,619
       5/31/2017                   28,431                         25,594
       6/30/2017                   28,900                         26,013
       7/31/2017                   29,387                         26,358
       8/31/2017                   29,112                         26,051
       9/30/2017                   30,233                         26,823
      10/31/2017                   30,667                         27,018
      11/30/2017                   31,757                         27,845
      12/31/2017                   32,491                         28,251
       1/31/2018                   34,160                         29,344
       2/28/2018                   32,466                         27,943
       3/31/2018                   31,727                         27,451
       4/30/2018                   31,777                         27,542
       5/31/2018                   32,069                         27,705
       6/30/2018                   31,844                         27,774
       7/31/2018                   33,161                         28,873
       8/31/2018                   33,638                         29,300
       9/30/2018                   33,662                         29,358
      10/31/2018                   31,522                         27,838
      11/30/2018                   32,255                         28,669
      12/31/2018                   28,706                         25,916
       1/31/2019                   31,189                         27,933
       2/28/2019                   31,966                         28,825               Past performance is not
       3/31/2019                   31,804                         29,009               predictive of future
       4/30/2019                   32,899                         30,038               performance.
       5/31/2019                   30,350                         28,106
       6/30/2019                   32,788                         30,124               The returns shown do not
       7/31/2019                   33,131                         30,374               reflect the deduction of
       8/31/2019                   31,768                         29,481               taxes that a shareholder
       9/30/2019                   33,020                         30,532               would pay on fund
      10/31/2019                   33,719                         30,959               distributions or the
                                                                                       redemption of fund shares.

                 AVERAGE ANNUAL         ONE          FIVE          TEN                 Russell data copyright (C)
                 TOTAL RETURN           YEAR         YEARS        YEARS                Russell Investment Group
                 --------------------------------------------------------------        1995-2019, all rights
                                        6.97%        7.62%        12.92%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                            U.S. Targeted Value
                      Portfolio - Institutional Class     Russell 2000/R/ Value Index
                     ---------------------------------    ---------------------------
      10/31/2009                 $10,000                           $10,000
      11/30/2009                  10,333                            10,318
      12/31/2009                  11,154                            11,100
       1/31/2010                  10,897                            10,774
       2/28/2010                  11,505                            11,274
       3/31/2010                  12,463                            12,212
       4/30/2010                  13,364                            13,066
       5/31/2010                  12,163                            11,962
       6/30/2010                  11,007                            10,918
       7/31/2010                  11,866                            11,697
       8/31/2010                  10,904                            10,818
       9/30/2010                  12,245                            11,979
      10/31/2010                  12,701                            12,443
      11/30/2010                  13,209                            12,759
      12/31/2010                  14,390                            13,820
       1/31/2011                  14,485                            13,827
       2/28/2011                  15,307                            14,529
       3/31/2011                  15,601                            14,731
       4/30/2011                  15,844                            14,970
       5/31/2011                  15,454                            14,702
       6/30/2011                  15,122                            14,341
       7/31/2011                  14,594                            13,867
       8/31/2011                  13,129                            12,642
       9/30/2011                  11,499                            11,261
      10/31/2011                  13,306                            12,884
      11/30/2011                  13,349                            12,858
      12/31/2011                  13,485                            13,059
       1/31/2012                  14,302                            13,928
       2/29/2012                  14,821                            14,135
       3/31/2012                  15,100                            14,573
       4/30/2012                  14,853                            14,362
       5/31/2012                  13,745                            13,485
       6/30/2012                  14,304                            14,135
       7/31/2012                  14,234                            13,990
       8/31/2012                  14,887                            14,422
       9/30/2012                  15,361                            14,936
      10/31/2012                  15,272                            14,748
      11/30/2012                  15,529                            14,794
      12/31/2012                  16,072                            15,417
       1/31/2013                  17,168                            16,336
       2/28/2013                  17,461                            16,522
       3/31/2013                  18,311                            17,210
       4/30/2013                  18,132                            17,193
       5/31/2013                  19,029                            17,707
       6/30/2013                  18,894                            17,635
       7/31/2013                  20,219                            18,768
       8/31/2013                  19,471                            17,938
       9/30/2013                  20,560                            18,974
      10/31/2013                  21,442                            19,591
      11/30/2013                  22,400                            20,355
      12/31/2013                  22,987                            20,739
       1/31/2014                  21,897                            19,937
       2/28/2014                  23,027                            20,849
       3/31/2014                  23,486                            21,107
       4/30/2014                  23,062                            20,564
       5/31/2014                  23,284                            20,695
       6/30/2014                  24,268                            21,610
       7/31/2014                  23,063                            20,303
       8/31/2014                  24,238                            21,186
       9/30/2014                  22,787                            19,757
      10/31/2014                  23,497                            21,137
      11/30/2014                  23,376                            21,039
      12/31/2014                  23,663                            21,614
       1/31/2015                  22,637                            20,714
       2/28/2015                  24,261                            21,676
       3/31/2015                  24,589                            22,042
       4/30/2015                  24,343                            21,571
       5/31/2015                  24,696                            21,750
       6/30/2015                  24,601                            21,778
       7/31/2015                  23,968                            21,177
       8/31/2015                  22,991                            20,137
       9/30/2015                  21,870                            19,440
      10/31/2015                  23,216                            20,529
      11/30/2015                  23,766                            21,112
      12/31/2015                  22,309                            19,999
       1/31/2016                  20,796                            18,656
       2/29/2016                  21,089                            18,783
       3/31/2016                  22,879                            20,340
       4/30/2016                  23,355                            20,771
       5/31/2016                  23,513                            21,151
       6/30/2016                  23,199                            21,216
       7/31/2016                  24,347                            22,360
       8/31/2016                  24,710                            22,916
       9/30/2016                  24,942                            23,097
      10/31/2016                  24,213                            22,338
      11/30/2016                  27,527                            25,302
      12/31/2016                  28,302                            26,347
       1/31/2017                  28,350                            26,159
       2/28/2017                  28,632                            26,538
       3/31/2017                  28,374                            26,313
       4/30/2017                  28,221                            26,417
       5/31/2017                  27,275                            25,594
       6/30/2017                  28,198                            26,489
       7/31/2017                  28,459                            26,657
       8/31/2017                  27,665                            26,002
       9/30/2017                  29,680                            27,843
      10/31/2017                  29,894                            27,879
      11/30/2017                  30,833                            28,686
      12/31/2017                  31,016                            28,412
       1/31/2018                  31,652                            28,762
       2/28/2018                  30,157                            27,324
       3/31/2018                  30,339                            27,662
       4/30/2018                  30,626                            28,142
       5/31/2018                  32,173                            29,779
       6/30/2018                  32,168                            29,959
       7/31/2018                  32,806                            30,488
       8/31/2018                  33,607                            31,214
       9/30/2018                  32,653                            30,440
      10/31/2018                  29,440                            27,714
      11/30/2018                  29,905                            28,161
      12/31/2018                  26,122                            24,757
       1/31/2019                  29,231                            27,465
       2/28/2019                  30,337                            28,533               Past performance is not
       3/31/2019                  29,293                            27,710               predictive of future
       4/30/2019                  30,694                            28,758               performance.
       5/31/2019                  27,390                            26,409
       6/30/2019                  29,571                            28,091               The returns shown do not
       7/31/2019                  29,783                            28,136               reflect the deduction of
       8/31/2019                  27,569                            26,566               taxes that a shareholder
       9/30/2019                  29,220                            27,930               would pay on fund
      10/31/2019                  29,700                            28,607               distributions or the
                                                                                         redemption of fund shares.

                 AVERAGE ANNUAL         ONE          FIVE          TEN                   Russell data copyright (C)
                 TOTAL RETURN           YEAR         YEARS        YEARS                  Russell Investment Group
                 ---------------------------------------------------------------         1995-2019, all rights
                                        0.88%        4.80%        11.50%                 reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

U.S. TARGETED VALUE PORTFOLIO -- CLASS R1 VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

--------------------------------------------------------------------------------

                                          [CHART]


                          U.S. Targeted
                    Value Portfolio - Class R1      Russell 2000/R/ Value Index
                    --------------------------      ---------------------------
      10/31/2009             $10,000                          $10,000
      11/30/2009              10,338                           10,318
      12/31/2009              11,149                           11,100
       1/31/2010              10,897                           10,774
       2/28/2010              11,514                           11,274
       3/31/2010              12,464                           12,212
       4/30/2010              13,370                           13,066
       5/31/2010              12,162                           11,962
       6/30/2010              11,004                           10,918
       7/31/2010              11,862                           11,697
       8/31/2010              10,904                           10,818
       9/30/2010              12,238                           11,979
      10/31/2010              12,693                           12,443
      11/30/2010              13,208                           12,759
      12/31/2010              14,384                           13,820
       1/31/2011              14,480                           13,827
       2/28/2011              15,293                           14,529
       3/31/2011              15,587                           14,731
       4/30/2011              15,838                           14,970
       5/31/2011              15,448                           14,702
       6/30/2011              15,106                           14,341
       7/31/2011              14,578                           13,867
       8/31/2011              13,115                           12,642
       9/30/2011              11,484                           11,261
      10/31/2011              13,288                           12,884
      11/30/2011              13,332                           12,858
      12/31/2011              13,463                           13,059
       1/31/2012              14,279                           13,928
       2/29/2012              14,797                           14,135
       3/31/2012              15,072                           14,573
       4/30/2012              14,826                           14,362
       5/31/2012              13,720                           13,485
       6/30/2012              14,275                           14,135
       7/31/2012              14,204                           13,990
       8/31/2012              14,856                           14,422
       9/30/2012              15,325                           14,936
      10/31/2012              15,237                           14,748
      11/30/2012              15,493                           14,794
      12/31/2012              16,029                           15,417
       1/31/2013              17,131                           16,336
       2/28/2013              17,414                           16,522
       3/31/2013              18,262                           17,210
       4/30/2013              18,083                           17,193
       5/31/2013              18,969                           17,707
       6/30/2013              18,838                           17,635
       7/31/2013              20,160                           18,768
       8/31/2013              19,424                           17,938
       9/30/2013              20,502                           18,974
      10/31/2013              21,391                           19,591
      11/30/2013              22,336                           20,355
      12/31/2013              22,913                           20,739
       1/31/2014              21,827                           19,937
       2/28/2014              22,963                           20,849
       3/31/2014              23,416                           21,107
       4/30/2014              22,983                           20,564
       5/31/2014              23,205                           20,695
       6/30/2014              24,190                           21,610
       7/31/2014              22,980                           20,303
       8/31/2014              24,149                           21,186
       9/30/2014              22,700                           19,757
      10/31/2014              23,417                           21,137
      11/30/2014              23,285                           21,039
      12/31/2014              23,576                           21,614
       1/31/2015              22,545                           20,714
       2/28/2015              24,160                           21,676
       3/31/2015              24,492                           22,042
       4/30/2015              24,237                           21,571
       5/31/2015              24,588                           21,750
       6/30/2015              24,499                           21,778
       7/31/2015              23,858                           21,177
       8/31/2015              22,887                           20,137
       9/30/2015              21,766                           19,440
      10/31/2015              23,105                           20,529
      11/30/2015              23,651                           21,112
      12/31/2015              22,200                           19,999
       1/31/2016              20,695                           18,656
       2/29/2016              20,976                           18,783
       3/31/2016              22,762                           20,340
       4/30/2016              23,235                           20,771
       5/31/2016              23,382                           21,151
       6/30/2016              23,075                           21,216
       7/31/2016              24,217                           22,360
       8/31/2016              24,578                           22,916
       9/30/2016              24,803                           23,097
      10/31/2016              24,078                           22,338
      11/30/2016              27,374                           25,302
      12/31/2016              28,130                           26,347
       1/31/2017              28,176                           26,159
       2/28/2017              28,469                           26,538
       3/31/2017              28,207                           26,313
       4/30/2017              28,043                           26,417
       5/31/2017              27,103                           25,594
       6/30/2017              28,025                           26,489
       7/31/2017              28,272                           26,657
       8/31/2017              27,484                           26,002
       9/30/2017              29,491                           27,843
      10/31/2017              29,692                           27,879
      11/30/2017              30,625                           28,686
      12/31/2017              30,803                           28,412
       1/31/2018              31,435                           28,762
       2/28/2018              29,949                           27,324
       3/31/2018              30,122                           27,662
       4/30/2018              30,407                           28,142
       5/31/2018              31,944                           29,779
       6/30/2018              31,931                           29,959
       7/31/2018              32,565                           30,488
       8/31/2018              33,360                           31,214
       9/30/2018              32,404                           30,440
      10/31/2018              29,215                           27,714
      11/30/2018              29,676                           28,161
      12/31/2018              25,913                           24,757
       1/31/2019              28,999                           27,465
       2/28/2019              30,097                           28,533              Past performance is not
       3/31/2019              29,066                           27,710              predictive of future
       4/30/2019              30,443                           28,758              performance.
       5/31/2019              27,165                           26,409
       6/30/2019              29,335                           28,091              The returns shown do not
       7/31/2019              29,532                           28,136              reflect the deduction of
       8/31/2019              27,336                           26,566              taxes that a shareholder
       9/30/2019              28,967                           27,930              would pay on fund
      10/31/2019              29,442                           28,607              distributions or the
                                                                                   redemption of fund shares.

                AVERAGE ANNUAL        ONE         FIVE         TEN                 Russell data copyright (C)
                TOTAL RETURN          YEAR        YEARS       YEARS                Russell Investment Group
                -----------------------------------------------------------        1995-2019, all rights
                                      0.78%       4.69%       11.40%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. TARGETED VALUE PORTFOLIO -- CLASS R2 VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                             U.S. Targeted Value
                             Portfolio - Class R2         Russell 2000/R/ Value Index
                           ------------------------       ---------------------------
      10/31/2009                   $10,000                         $10,000
      11/30/2009                    10,333                          10,318
      12/31/2009                    11,144                          11,100
       1/31/2010                    10,882                          10,774
       2/28/2010                    11,490                          11,274
       3/31/2010                    12,446                          12,212
       4/30/2010                    13,340                          13,066
       5/31/2010                    12,136                          11,962
       6/30/2010                    10,988                          10,918
       7/31/2010                    11,835                          11,697
       8/31/2010                    10,881                          10,818
       9/30/2010                    12,211                          11,979
      10/31/2010                    12,666                          12,443
      11/30/2010                    13,169                          12,759
      12/31/2010                    14,336                          13,820
       1/31/2011                    14,439                          13,827
       2/28/2011                    15,241                          14,529
       3/31/2011                    15,534                          14,731
       4/30/2011                    15,775                          14,970
       5/31/2011                    15,387                          14,702
       6/30/2011                    15,055                          14,341
       7/31/2011                    14,520                          13,867
       8/31/2011                    13,061                          12,642
       9/30/2011                    11,438                          11,261
      10/31/2011                    13,236                          12,884
      11/30/2011                    13,279                          12,858
      12/31/2011                    13,407                          13,059
       1/31/2012                    14,220                          13,928
       2/29/2012                    14,727                          14,135
       3/31/2012                    14,998                          14,573
       4/30/2012                    14,754                          14,362
       5/31/2012                    13,652                          13,485
       6/30/2012                    14,198                          14,135
       7/31/2012                    14,128                          13,990
       8/31/2012                    14,777                          14,422
       9/30/2012                    15,238                          14,936
      10/31/2012                    15,150                          14,748
      11/30/2012                    15,405                          14,794
      12/31/2012                    15,931                          15,417
       1/31/2013                    17,019                          16,336
       2/28/2013                    17,309                          16,522
       3/31/2013                    18,144                          17,210
       4/30/2013                    17,966                          17,193
       5/31/2013                    18,847                          17,707
       6/30/2013                    18,711                          17,635
       7/31/2013                    20,016                          18,768
       8/31/2013                    19,274                          17,938
       9/30/2013                    20,351                          18,974
      10/31/2013                    21,226                          19,591
      11/30/2013                    22,157                          20,355
      12/31/2013                    22,730                          20,739
       1/31/2014                    21,650                          19,937
       2/28/2014                    22,770                          20,849
       3/31/2014                    23,216                          21,107
       4/30/2014                    22,786                          20,564
       5/31/2014                    23,006                          20,695
       6/30/2014                    23,977                          21,610
       7/31/2014                    22,775                          20,303
       8/31/2014                    23,937                          21,186
       9/30/2014                    22,498                          19,757
      10/31/2014                    23,200                          21,137
      11/30/2014                    23,059                          21,039
      12/31/2014                    23,354                          21,614
       1/31/2015                    22,330                          20,714
       2/28/2015                    23,924                          21,676
       3/31/2015                    24,247                          22,042
       4/30/2015                    23,994                          21,571
       5/31/2015                    24,332                          21,750
       6/30/2015                    24,246                          21,778
       7/31/2015                    23,610                          21,177
       8/31/2015                    22,646                          20,137
       9/30/2015                    21,536                          19,440
      10/31/2015                    22,854                          20,529
      11/30/2015                    23,385                          21,112
      12/31/2015                    21,963                          19,999
       1/31/2016                    20,470                          18,656
       2/29/2016                    20,737                          18,783
       3/31/2016                    22,512                          20,340
       4/30/2016                    22,970                          20,771
       5/31/2016                    23,116                          21,151
       6/30/2016                    22,814                          21,216
       7/31/2016                    23,936                          22,360
       8/31/2016                    24,283                          22,916
       9/30/2016                    24,508                          23,097
      10/31/2016                    23,777                          22,338
      11/30/2016                    27,036                          25,302
      12/31/2016                    27,781                          26,347
       1/31/2017                    27,828                          26,159
       2/28/2017                    28,107                          26,538
       3/31/2017                    27,849                          26,313
       4/30/2017                    27,686                          26,417
       5/31/2017                    26,753                          25,594
       6/30/2017                    27,646                          26,489
       7/31/2017                    27,902                          26,657
       8/31/2017                    27,120                          26,002
       9/30/2017                    29,087                          27,843
      10/31/2017                    29,286                          27,879
      11/30/2017                    30,199                          28,686
      12/31/2017                    30,370                          28,412
       1/31/2018                    30,995                          28,762
       2/28/2018                    29,523                          27,324
       3/31/2018                    29,695                          27,662
       4/30/2018                    29,965                          28,142
       5/31/2018                    31,475                          29,779
       6/30/2018                    31,463                          29,959
       7/31/2018                    32,079                          30,488
       8/31/2018                    32,854                          31,214
       9/30/2018                    31,919                          30,440
      10/31/2018                    28,761                          27,714
      11/30/2018                    29,218                          28,161
      12/31/2018                    25,517                          24,757
       1/31/2019                    28,545                          27,465
       2/28/2019                    29,619                          28,533               Past performance is not
       3/31/2019                    28,598                          27,710               predictive of future
       4/30/2019                    29,960                          28,758               performance.
       5/31/2019                    26,718                          26,409
       6/30/2019                    28,853                          28,091               The returns shown do not
       7/31/2019                    29,048                          28,136               reflect the deduction of
       8/31/2019                    26,888                          26,566               taxes that a shareholder
       9/30/2019                    28,490                          27,930               would pay on fund
      10/31/2019                    28,947                          28,607               distributions or the
                                                                                         redemption of fund shares.

                 AVERAGE ANNUAL         ONE          FIVE          TEN                   Russell data copyright (C)
                 TOTAL RETURN           YEAR         YEARS        YEARS                  Russell Investment Group
                 ---------------------------------------------------------------         1995-2019, all rights
                                        0.64%        4.53%        11.21%                 reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SMALL CAP VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                   U.S. Small Cap Value Portfolio     Russell 2000/R/ Value Index
                  --------------------------------   -----------------------------
     10/31/2009                $10,000                        $10,000
     11/30/2009                 10,311                         10,318
     12/31/2009                 11,127                         11,100
      1/31/2010                 10,776                         10,774
      2/28/2010                 11,439                         11,274
      3/31/2010                 12,453                         12,212
      4/30/2010                 13,462                         13,066
      5/31/2010                 12,130                         11,962
      6/30/2010                 10,899                         10,918
      7/31/2010                 11,846                         11,697
      8/31/2010                 10,854                         10,818
      9/30/2010                 12,258                         11,979
     10/31/2010                 12,769                         12,443
     11/30/2010                 13,342                         12,759
     12/31/2010                 14,566                         13,820
      1/31/2011                 14,612                         13,827
      2/28/2011                 15,529                         14,529
      3/31/2011                 15,848                         14,731
      4/30/2011                 16,047                         14,970
      5/31/2011                 15,546                         14,702
      6/30/2011                 15,265                         14,341
      7/31/2011                 14,826                         13,867
      8/31/2011                 13,258                         12,642
      9/30/2011                 11,590                         11,261
     10/31/2011                 13,424                         12,884
     11/30/2011                 13,332                         12,858
     12/31/2011                 13,467                         13,059
      1/31/2012                 14,467                         13,928
      2/29/2012                 14,927                         14,135
      3/31/2012                 15,270                         14,573
      4/30/2012                 15,025                         14,362
      5/31/2012                 13,955                         13,485
      6/30/2012                 14,567                         14,135
      7/31/2012                 14,532                         13,990
      8/31/2012                 15,144                         14,422
      9/30/2012                 15,646                         14,936
     10/31/2012                 15,518                         14,748
     11/30/2012                 15,804                         14,794
     12/31/2012                 16,392                         15,417
      1/31/2013                 17,468                         16,336
      2/28/2013                 17,775                         16,522
      3/31/2013                 18,647                         17,210
      4/30/2013                 18,440                         17,193
      5/31/2013                 19,435                         17,707
      6/30/2013                 19,298                         17,635
      7/31/2013                 20,714                         18,768
      8/31/2013                 19,850                         17,938
      9/30/2013                 20,890                         18,974
     10/31/2013                 21,624                         19,591
     11/30/2013                 22,722                         20,355
     12/31/2013                 23,340                         20,739
      1/31/2014                 22,141                         19,937
      2/28/2014                 23,347                         20,849
      3/31/2014                 23,624                         21,107
      4/30/2014                 23,169                         20,564
      5/31/2014                 23,360                         20,695
      6/30/2014                 24,396                         21,610
      7/31/2014                 22,991                         20,303
      8/31/2014                 24,330                         21,186
      9/30/2014                 22,633                         19,757
     10/31/2014                 23,677                         21,137
     11/30/2014                 23,611                         21,039
     12/31/2014                 24,153                         21,614
      1/31/2015                 22,958                         20,714
      2/28/2015                 24,311                         21,676
      3/31/2015                 24,743                         22,042
      4/30/2015                 24,411                         21,571
      5/31/2015                 24,743                         21,750
      6/30/2015                 24,755                         21,778
      7/31/2015                 23,848                         21,177
      8/31/2015                 22,885                         20,137
      9/30/2015                 21,854                         19,440
     10/31/2015                 23,008                         20,529
     11/30/2015                 23,738                         21,112
     12/31/2015                 22,266                         19,999
      1/31/2016                 20,666                         18,656
      2/29/2016                 20,907                         18,783
      3/31/2016                 22,740                         20,340
      4/30/2016                 23,150                         20,771
      5/31/2016                 23,260                         21,151
      6/30/2016                 22,990                         21,216
      7/31/2016                 24,106                         22,360
      8/31/2016                 24,524                         22,916
      9/30/2016                 24,820                         23,097
     10/31/2016                 24,042                         22,338
     11/30/2016                 27,617                         25,302
     12/31/2016                 28,559                         26,347
      1/31/2017                 28,406                         26,159
      2/28/2017                 28,497                         26,538
      3/31/2017                 28,173                         26,313
      4/30/2017                 28,303                         26,417
      5/31/2017                 27,310                         25,594
      6/30/2017                 28,016                         26,489
      7/31/2017                 28,231                         26,657
      8/31/2017                 27,511                         26,002
      9/30/2017                 29,689                         27,843
     10/31/2017                 29,973                         27,879
     11/30/2017                 30,610                         28,686
     12/31/2017                 30,618                         28,412
      1/31/2018                 31,079                         28,762
      2/28/2018                 29,625                         27,324
      3/31/2018                 29,901                         27,662
      4/30/2018                 30,296                         28,142
      5/31/2018                 32,202                         29,779
      6/30/2018                 32,222                         29,959
      7/31/2018                 32,740                         30,488
      8/31/2018                 33,670                         31,214
      9/30/2018                 32,596                         30,440
     10/31/2018                 29,529                         27,714
     11/30/2018                 29,797                         28,161
     12/31/2018                 25,986                         24,757
      1/31/2019                 29,105                         27,465
      2/28/2019                 30,058                         28,533                 Past performance is not
      3/31/2019                 28,957                         27,710                 predictive of future
      4/30/2019                 30,128                         28,758                 performance.
      5/31/2019                 26,658                         26,409
      6/30/2019                 28,728                         28,091                 The returns shown do not
      7/31/2019                 28,842                         28,136                 reflect the deduction of
      8/31/2019                 26,535                         26,566                 taxes that a shareholder
      9/30/2019                 28,116                         27,930                 would pay on fund
     10/31/2019                 28,631                         28,607                 distributions or the
                                                                                      redemption of fund shares.

                AVERAGE ANNUAL          ONE          FIVE         TEN                 Russell data copyright (C)
                TOTAL RETURN            YEAR         YEARS       YEARS                Russell Investment Group
                --------------------------------------------------------------        1995-2019, all rights
                                       -3.04%        3.87%       11.09%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. CORE EQUITY 1 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                   U.S. Core Equity 1 Portfolio     Russell 3000/R/ Index
                  ------------------------------   -----------------------
     10/31/2009                $10,000                     $10,000
     11/30/2009                 10,504                      10,568
     12/31/2009                 10,927                      10,869
      1/31/2010                 10,575                      10,478
      2/28/2010                 10,986                      10,833
      3/31/2010                 11,716                      11,516
      4/30/2010                 12,082                      11,764
      5/31/2010                 11,128                      10,835
      6/30/2010                 10,411                      10,212
      7/31/2010                 11,155                      10,921
      8/31/2010                 10,553                      10,407
      9/30/2010                 11,629                      11,389
     10/31/2010                 12,080                      11,834
     11/30/2010                 12,234                      11,903
     12/31/2010                 13,125                      12,710
      1/31/2011                 13,387                      12,987
      2/28/2011                 13,924                      13,460
      3/31/2011                 14,071                      13,521
      4/30/2011                 14,454                      13,923
      5/31/2011                 14,251                      13,764
      6/30/2011                 13,987                      13,517
      7/31/2011                 13,591                      13,208
      8/31/2011                 12,643                      12,415
      9/30/2011                 11,537                      11,452
     10/31/2011                 12,982                      12,770
     11/30/2011                 12,958                      12,735
     12/31/2011                 13,041                      12,840
      1/31/2012                 13,744                      13,488
      2/29/2012                 14,338                      14,058
      3/31/2012                 14,718                      14,492
      4/30/2012                 14,573                      14,397
      5/31/2012                 13,613                      13,507
      6/30/2012                 14,117                      14,036
      7/31/2012                 14,214                      14,175
      8/31/2012                 14,629                      14,529
      9/30/2012                 15,046                      14,910
     10/31/2012                 14,837                      14,653
     11/30/2012                 14,997                      14,767
     12/31/2012                 15,247                      14,948
      1/31/2013                 16,173                      15,768
      2/28/2013                 16,371                      15,977
      3/31/2013                 17,042                      16,603
      4/30/2013                 17,227                      16,875
      5/31/2013                 17,796                      17,273
      6/30/2013                 17,617                      17,049
      7/31/2013                 18,636                      17,983
      8/31/2013                 18,114                      17,481
      9/30/2013                 18,860                      18,131
     10/31/2013                 19,633                      18,901
     11/30/2013                 20,269                      19,450
     12/31/2013                 20,828                      19,963
      1/31/2014                 20,110                      19,332
      2/28/2014                 21,080                      20,249
      3/31/2014                 21,249                      20,357
      4/30/2014                 21,198                      20,381
      5/31/2014                 21,615                      20,826
      6/30/2014                 22,240                      21,348
      7/31/2014                 21,670                      20,927
      8/31/2014                 22,595                      21,805
      9/30/2014                 21,976                      21,351
     10/31/2014                 22,523                      21,938
     11/30/2014                 22,993                      22,470
     12/31/2014                 23,019                      22,470
      1/31/2015                 22,300                      21,844
      2/28/2015                 23,687                      23,109
      3/31/2015                 23,533                      22,874
      4/30/2015                 23,597                      22,978
      5/31/2015                 23,907                      23,295
      6/30/2015                 23,559                      22,906
      7/31/2015                 23,714                      23,289
      8/31/2015                 22,382                      21,883
      9/30/2015                 21,646                      21,245
     10/31/2015                 23,258                      22,923
     11/30/2015                 23,414                      23,050
     12/31/2015                 22,709                      22,577
      1/31/2016                 21,373                      21,303
      2/29/2016                 21,505                      21,296
      3/31/2016                 23,054                      22,796
      4/30/2016                 23,214                      22,937
      5/31/2016                 23,572                      23,347
      6/30/2016                 23,504                      23,395
      7/31/2016                 24,465                      24,324
      8/31/2016                 24,612                      24,386
      9/30/2016                 24,662                      24,424
     10/31/2016                 24,113                      23,896
     11/30/2016                 25,586                      24,965
     12/31/2016                 26,069                      25,452
      1/31/2017                 26,529                      25,931
      2/28/2017                 27,395                      26,896
      3/31/2017                 27,414                      26,914
      4/30/2017                 27,658                      27,200
      5/31/2017                 27,807                      27,478
      6/30/2017                 28,123                      27,726
      7/31/2017                 28,600                      28,249
      8/31/2017                 28,545                      28,303
      9/30/2017                 29,480                      28,993
     10/31/2017                 30,123                      29,626
     11/30/2017                 31,150                      30,526
     12/31/2017                 31,516                      30,831
      1/31/2018                 33,093                      32,456
      2/28/2018                 31,862                      31,259
      3/31/2018                 31,331                      30,632
      4/30/2018                 31,387                      30,748
      5/31/2018                 32,315                      31,616
      6/30/2018                 32,450                      31,823
      7/31/2018                 33,494                      32,879
      8/31/2018                 34,649                      34,034
      9/30/2018                 34,572                      34,090
     10/31/2018                 31,806                      31,580
     11/30/2018                 32,337                      32,213
     12/31/2018                 29,061                      29,215
      1/31/2019                 31,663                      31,722
      2/28/2019                 32,865                      32,838            Past performance is not
      3/31/2019                 33,069                      33,317            predictive of future
      4/30/2019                 34,502                      34,648            performance.
      5/31/2019                 31,933                      32,406
      6/30/2019                 34,357                      34,682            The returns shown do not
      7/31/2019                 34,842                      35,197            reflect the deduction of
      8/31/2019                 33,802                      34,480            taxes that a shareholder
      9/30/2019                 34,645                      35,085            would pay on fund
     10/31/2019                 35,361                      35,840            distributions or the
                                                                              redemption of fund shares.

               AVERAGE ANNUAL        ONE        FIVE        TEN               Russell data copyright (C)
               TOTAL RETURN          YEAR       YEARS      YEARS              Russell Investment Group
               --------------------------------------------------------       1995-2019, all rights
                                    11.18%      9.44%      13.46%             reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]

                     U.S. Core Equity 2 Portfolio       Russell 3000/R/ Index
                    ------------------------------    -------------------------
      10/31/2009              $10,000                         $10,000
      11/30/2009               10,453                          10,568
      12/31/2009               10,929                          10,869
       1/31/2010               10,594                          10,478
       2/28/2010               11,036                          10,833
       3/31/2010               11,825                          11,516
       4/30/2010               12,256                          11,764
       5/31/2010               11,286                          10,835
       6/30/2010               10,492                          10,212
       7/31/2010               11,261                          10,921
       8/31/2010               10,588                          10,407
       9/30/2010               11,706                          11,389
      10/31/2010               12,141                          11,834
      11/30/2010               12,334                          11,903
      12/31/2010               13,312                          12,710
       1/31/2011               13,567                          12,987
       2/28/2011               14,174                          13,460
       3/31/2011               14,345                          13,521
       4/30/2011               14,674                          13,923
       5/31/2011               14,443                          13,764
       6/30/2011               14,159                          13,517
       7/31/2011               13,683                          13,208
       8/31/2011               12,647                          12,415
       9/30/2011               11,446                          11,452
      10/31/2011               12,989                          12,770
      11/30/2011               12,940                          12,735
      12/31/2011               13,034                          12,840
       1/31/2012               13,760                          13,488
       2/29/2012               14,351                          14,058
       3/31/2012               14,697                          14,492
       4/30/2012               14,549                          14,397
       5/31/2012               13,551                          13,507
       6/30/2012               14,085                          14,036
       7/31/2012               14,160                          14,175
       8/31/2012               14,606                          14,529
       9/30/2012               15,049                          14,910
      10/31/2012               14,913                          14,653
      11/30/2012               15,049                          14,767
      12/31/2012               15,390                          14,948
       1/31/2013               16,363                          15,768
       2/28/2013               16,565                          15,977
       3/31/2013               17,260                          16,603
       4/30/2013               17,387                          16,875
       5/31/2013               18,045                          17,273
       6/30/2013               17,873                          17,049
       7/31/2013               18,954                          17,983
       8/31/2013               18,369                          17,481
       9/30/2013               19,154                          18,131
      10/31/2013               19,932                          18,901
      11/30/2013               20,608                          19,450
      12/31/2013               21,201                          19,963
       1/31/2014               20,411                          19,332
       2/28/2014               21,369                          20,249
       3/31/2014               21,617                          20,357
       4/30/2014               21,513                          20,381
       5/31/2014               21,890                          20,826
       6/30/2014               22,583                          21,348
       7/31/2014               21,957                          20,927
       8/31/2014               22,870                          21,805
       9/30/2014               22,143                          21,351
      10/31/2014               22,679                          21,938
      11/30/2014               23,085                          22,470
      12/31/2014               23,176                          22,470
       1/31/2015               22,342                          21,844
       2/28/2015               23,786                          23,109
       3/31/2015               23,672                          22,874
       4/30/2015               23,725                          22,978
       5/31/2015               24,031                          23,295
       6/30/2015               23,710                          22,906
       7/31/2015               23,670                          23,289
       8/31/2015               22,350                          21,883
       9/30/2015               21,547                          21,245
      10/31/2015               23,114                          22,923
      11/30/2015               23,302                          23,050
      12/31/2015               22,464                          22,577
       1/31/2016               21,091                          21,303
       2/29/2016               21,242                          21,296
       3/31/2016               22,790                          22,796
       4/30/2016               23,011                          22,937
       5/31/2016               23,370                          23,347
       6/30/2016               23,250                          23,395
       7/31/2016               24,207                          24,324
       8/31/2016               24,415                          24,386
       9/30/2016               24,473                          24,424
      10/31/2016               23,917                          23,896
      11/30/2016               25,670                          24,965
      12/31/2016               26,188                          25,452
       1/31/2017               26,582                          25,931
       2/28/2017               27,328                          26,896
       3/31/2017               27,269                          26,914
       4/30/2017               27,481                          27,200
       5/31/2017               27,438                          27,478
       6/30/2017               27,855                          27,726
       7/31/2017               28,295                          28,249
       8/31/2017               28,096                          28,303
       9/30/2017               29,201                          28,993
      10/31/2017               29,742                          29,626
      11/30/2017               30,767                          30,526
      12/31/2017               31,148                          30,831
       1/31/2018               32,549                          32,456
       2/28/2018               31,249                          31,259
       3/31/2018               30,821                          30,632
       4/30/2018               30,850                          30,748
       5/31/2018               31,704                          31,616
       6/30/2018               31,790                          31,823
       7/31/2018               32,821                          32,879
       8/31/2018               33,853                          34,034
       9/30/2018               33,661                          34,090
      10/31/2018               30,979                          31,580
      11/30/2018               31,474                          32,213
      12/31/2018               28,152                          29,215
       1/31/2019               30,733                          31,722
       2/28/2019               31,920                          32,838              Past performance is not
       3/31/2019               31,934                          33,317              predictive of future
       4/30/2019               33,333                          34,648              performance.
       5/31/2019               30,772                          32,406
       6/30/2019               33,108                          34,682              The returns shown do not
       7/31/2019               33,587                          35,197              reflect the deduction of
       8/31/2019               32,436                          34,480              taxes that a shareholder
       9/30/2019               33,317                          35,085              would pay on fund
      10/31/2019               34,007                          35,840              distributions or the
                                                                                   redemption of fund shares.

                AVERAGE ANNUAL        ONE         FIVE         TEN                 Russell data copyright (C)
                TOTAL RETURN          YEAR        YEARS       YEARS                Russell Investment Group
                -----------------------------------------------------------        1995-2019, all rights
                                      9.78%       8.44%       13.02%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. VECTOR EQUITY PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]


                     U.S. Vector Equity Portfolio       Russell 3000/R/ Index
                    ------------------------------    -------------------------
      10/31/2009               $10,000                         $10,000
      11/30/2009                10,374                          10,568
      12/31/2009                10,992                          10,869
       1/31/2010                10,679                          10,478
       2/28/2010                11,204                          10,833
       3/31/2010                12,045                          11,516
       4/30/2010                12,659                          11,764
       5/31/2010                11,644                          10,835
       6/30/2010                10,741                          10,212
       7/31/2010                11,532                          10,921
       8/31/2010                10,741                          10,407
       9/30/2010                11,924                          11,389
      10/31/2010                12,365                          11,834
      11/30/2010                12,667                          11,903
      12/31/2010                13,753                          12,710
       1/31/2011                13,942                          12,987
       2/28/2011                14,651                          13,460
       3/31/2011                14,894                          13,521
       4/30/2011                15,198                          13,923
       5/31/2011                14,907                          13,764
       6/30/2011                14,586                          13,517
       7/31/2011                14,053                          13,208
       8/31/2011                12,822                          12,415
       9/30/2011                11,434                          11,452
      10/31/2011                13,089                          12,770
      11/30/2011                13,026                          12,735
      12/31/2011                13,125                          12,840
       1/31/2012                13,932                          13,488
       2/29/2012                14,508                          14,058
       3/31/2012                14,857                          14,492
       4/30/2012                14,639                          14,397
       5/31/2012                13,575                          13,507
       6/30/2012                14,111                          14,036
       7/31/2012                14,085                          14,175
       8/31/2012                14,601                          14,529
       9/30/2012                15,072                          14,910
      10/31/2012                14,994                          14,653
      11/30/2012                15,175                          14,767
      12/31/2012                15,615                          14,948
       1/31/2013                16,696                          15,768
       2/28/2013                16,879                          15,977
       3/31/2013                17,634                          16,603
       4/30/2013                17,621                          16,875
       5/31/2013                18,391                          17,273
       6/30/2013                18,239                          17,049
       7/31/2013                19,417                          17,983
       8/31/2013                18,789                          17,481
       9/30/2013                19,711                          18,131
      10/31/2013                20,512                          18,901
      11/30/2013                21,300                          19,450
      12/31/2013                21,893                          19,963
       1/31/2014                20,998                          19,332
       2/28/2014                21,974                          20,249
       3/31/2014                22,266                          20,357
       4/30/2014                22,012                          20,381
       5/31/2014                22,333                          20,826
       6/30/2014                23,181                          21,348
       7/31/2014                22,335                          20,927
       8/31/2014                23,329                          21,805
       9/30/2014                22,321                          21,351
      10/31/2014                22,955                          21,938
      11/30/2014                23,103                          22,470
      12/31/2014                23,319                          22,470
       1/31/2015                22,298                          21,844
       2/28/2015                23,809                          23,109
       3/31/2015                23,858                          22,874
       4/30/2015                23,801                          22,978
       5/31/2015                24,082                          23,295
       6/30/2015                23,938                          22,906
       7/31/2015                23,628                          23,289
       8/31/2015                22,432                          21,883
       9/30/2015                21,501                          21,245
      10/31/2015                22,914                          22,923
      11/30/2015                23,253                          23,050
      12/31/2015                22,146                          22,577
       1/31/2016                20,604                          21,303
       2/29/2016                20,780                          21,296
       3/31/2016                22,402                          22,796
       4/30/2016                22,785                          22,937
       5/31/2016                23,051                          23,347
       6/30/2016                22,829                          23,395
       7/31/2016                23,865                          24,324
       8/31/2016                24,176                          24,386
       9/30/2016                24,275                          24,424
      10/31/2016                23,666                          23,896
      11/30/2016                26,117                          24,965
      12/31/2016                26,799                          25,452
       1/31/2017                27,043                          25,931
       2/28/2017                27,562                          26,896
       3/31/2017                27,428                          26,914
       4/30/2017                27,551                          27,200
       5/31/2017                27,107                          27,478
       6/30/2017                27,730                          27,726
       7/31/2017                28,099                          28,249
       8/31/2017                27,623                          28,303
       9/30/2017                29,149                          28,993
      10/31/2017                29,518                          29,626
      11/30/2017                30,458                          30,526
      12/31/2017                30,721                          30,831
       1/31/2018                31,795                          32,456
       2/28/2018                30,385                          31,259
       3/31/2018                30,285                          30,632
       4/30/2018                30,382                          30,748
       5/31/2018                31,425                          31,616
       6/30/2018                31,426                          31,823
       7/31/2018                32,327                          32,879
       8/31/2018                33,180                          34,034
       9/30/2018                32,598                          34,090
      10/31/2018                29,723                          31,580
      11/30/2018                30,159                          32,213
      12/31/2018                26,655                          29,215
       1/31/2019                29,368                          31,722
       2/28/2019                30,550                          32,838             Past performance is not
       3/31/2019                30,001                          33,317             predictive of future
       4/30/2019                31,388                          34,648             performance.
       5/31/2019                28,682                          32,406
       6/30/2019                30,917                          34,682             The returns shown do not
       7/31/2019                31,353                          35,197             reflect the deduction of
       8/31/2019                29,727                          34,480             taxes that a shareholder
       9/30/2019                30,892                          35,085             would pay on fund
      10/31/2019                31,481                          35,840             distributions or the
                                                                                   redemption of fund shares.

                AVERAGE ANNUAL        ONE         FIVE         TEN                 Russell data copyright (C)
                TOTAL RETURN          YEAR        YEARS       YEARS                Russell Investment Group
                -----------------------------------------------------------        1995-2019, all rights
                                      5.92%       6.52%       12.15%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SMALL CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]

                         U.S. Small Cap Portfolio         Russell 2000/R/ Index
                      -----------------------------      -----------------------
      10/31/2009                 $10,000                        $10,000
      11/30/2009                  10,255                         10,314
      12/31/2009                  11,105                         11,144
       1/31/2010                  10,768                         10,734
       2/28/2010                  11,294                         11,217
       3/31/2010                  12,219                         12,130
       4/30/2010                  13,049                         12,817
       5/31/2010                  12,030                         11,845
       6/30/2010                  11,069                         10,927
       7/31/2010                  11,865                         11,678
       8/31/2010                  10,960                         10,813
       9/30/2010                  12,391                         12,160
      10/31/2010                  12,899                         12,658
      11/30/2010                  13,440                         13,097
      12/31/2010                  14,515                         14,137
       1/31/2011                  14,528                         14,100
       2/28/2011                  15,344                         14,874
       3/31/2011                  15,783                         15,259
       4/30/2011                  16,157                         15,662
       5/31/2011                  15,830                         15,368
       6/30/2011                  15,578                         15,014
       7/31/2011                  15,033                         14,471
       8/31/2011                  13,684                         13,212
       9/30/2011                  12,164                         11,731
      10/31/2011                  14,028                         13,507
      11/30/2011                  13,980                         13,458
      12/31/2011                  14,058                         13,547
       1/31/2012                  15,003                         14,504
       2/29/2012                  15,434                         14,851
       3/31/2012                  15,837                         15,231
       4/30/2012                  15,618                         14,996
       5/31/2012                  14,604                         14,003
       6/30/2012                  15,221                         14,702
       7/31/2012                  15,097                         14,499
       8/31/2012                  15,627                         14,982
       9/30/2012                  16,137                         15,474
      10/31/2012                  15,937                         15,139
      11/30/2012                  16,123                         15,219
      12/31/2012                  16,643                         15,761
       1/31/2013                  17,686                         16,748
       2/28/2013                  17,862                         16,933
       3/31/2013                  18,725                         17,715
       4/30/2013                  18,570                         17,649
       5/31/2013                  19,525                         18,355
       6/30/2013                  19,503                         18,261
       7/31/2013                  20,909                         19,539
       8/31/2013                  20,202                         18,918
       9/30/2013                  21,455                         20,125
      10/31/2013                  22,156                         20,631
      11/30/2013                  23,196                         21,458
      12/31/2013                  23,668                         21,880
       1/31/2014                  22,698                         21,275
       2/28/2014                  23,737                         22,277
       3/31/2014                  23,864                         22,125
       4/30/2014                  23,161                         21,267
       5/31/2014                  23,291                         21,437
       6/30/2014                  24,398                         22,578
       7/31/2014                  22,935                         21,211
       8/31/2014                  24,022                         22,263
       9/30/2014                  22,727                         20,916
      10/31/2014                  24,077                         22,295
      11/30/2014                  24,161                         22,315
      12/31/2014                  24,718                         22,951
       1/31/2015                  23,695                         22,213
       2/28/2015                  25,258                         23,532
       3/31/2015                  25,705                         23,942
       4/30/2015                  25,109                         23,331
       5/31/2015                  25,546                         23,864
       6/30/2015                  25,803                         24,042
       7/31/2015                  25,477                         23,763
       8/31/2015                  24,202                         22,270
       9/30/2015                  23,275                         21,177
      10/31/2015                  24,641                         22,370
      11/30/2015                  25,264                         23,098
      12/31/2015                  23,906                         21,938
       1/31/2016                  22,389                         20,009
       2/29/2016                  22,625                         20,008
       3/31/2016                  24,346                         21,605
       4/30/2016                  24,574                         21,944
       5/31/2016                  24,887                         22,438
       6/30/2016                  24,758                         22,424
       7/31/2016                  25,996                         23,763
       8/31/2016                  26,385                         24,183
       9/30/2016                  26,492                         24,453
      10/31/2016                  25,600                         23,290
      11/30/2016                  28,692                         25,887
      12/31/2016                  29,530                         26,613
       1/31/2017                  29,530                         26,718
       2/28/2017                  29,879                         27,233
       3/31/2017                  29,821                         27,269
       4/30/2017                  30,084                         27,568
       5/31/2017                  29,332                         27,007
       6/30/2017                  30,095                         27,941
       7/31/2017                  30,332                         28,148
       8/31/2017                  29,631                         27,790
       9/30/2017                  31,728                         29,525
      10/31/2017                  32,053                         29,776
      11/30/2017                  33,037                         30,634
      12/31/2017                  32,933                         30,511
       1/31/2018                  33,657                         31,308
       2/28/2018                  32,145                         30,096
       3/31/2018                  32,432                         30,485
       4/30/2018                  32,698                         30,749
       5/31/2018                  34,406                         32,615
       6/30/2018                  34,703                         32,849
       7/31/2018                  35,439                         33,421
       8/31/2018                  36,745                         34,862
       9/30/2018                  35,831                         34,024
      10/31/2018                  32,299                         30,328
      11/30/2018                  32,621                         30,810
      12/31/2018                  28,610                         27,150
       1/31/2019                  31,658                         30,205             Past performance is not
       2/28/2019                  33,168                         31,775             predictive of future
       3/31/2019                  32,162                         31,110             performance.
       4/30/2019                  33,530                         32,167
       5/31/2019                  30,466                         29,665             The returns shown do not
       6/30/2019                  32,785                         31,762             reflect the deduction of
       7/31/2019                  32,988                         31,945             taxes that a shareholder
       8/31/2019                  31,016                         30,367             would pay on fund
       9/30/2019                  32,115                         30,999             distributions or the
      10/31/2019                  32,755                         31,816             redemption of fund shares.

                 AVERAGE ANNUAL        ONE         FIVE         TEN                 Russell data copyright (C)
                 TOTAL RETURN          YEAR        YEARS       YEARS                Russell Investment Group
                 -----------------------------------------------------------        1995-2019, all rights
                                       1.41%       6.35%       12.60%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. MICRO CAP PORTFOLIO VS.
RUSSELL 2000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                         [CHART]

                          U.S. Micro Cap Portfolio         Russell 2000/R/ Index
                         --------------------------        ---------------------
      10/31/2009                  $10,000                         $10,000
      11/30/2009                   10,178                          10,314
      12/31/2009                   11,062                          11,144
       1/31/2010                   10,737                          10,734
       2/28/2010                   11,209                          11,217
       3/31/2010                   12,115                          12,130
       4/30/2010                   12,995                          12,817
       5/31/2010                   12,031                          11,845
       6/30/2010                   11,160                          10,927
       7/31/2010                   11,957                          11,678
       8/31/2010                   11,003                          10,813
       9/30/2010                   12,341                          12,160
      10/31/2010                   12,877                          12,658
      11/30/2010                   13,423                          13,097
      12/31/2010                   14,523                          14,137
       1/31/2011                   14,365                          14,100
       2/28/2011                   15,208                          14,874
       3/31/2011                   15,702                          15,259
       4/30/2011                   15,966                          15,662
       5/31/2011                   15,660                          15,368
       6/30/2011                   15,322                          15,014
       7/31/2011                   14,910                          14,471
       8/31/2011                   13,579                          13,212
       9/30/2011                   12,142                          11,731
      10/31/2011                   14,016                          13,507
      11/30/2011                   13,931                          13,458
      12/31/2011                   14,051                          13,547
       1/31/2012                   15,028                          14,504
       2/29/2012                   15,315                          14,851
       3/31/2012                   15,772                          15,231
       4/30/2012                   15,549                          14,996
       5/31/2012                   14,465                          14,003
       6/30/2012                   15,206                          14,702
       7/31/2012                   15,067                          14,499
       8/31/2012                   15,537                          14,982
       9/30/2012                   16,188                          15,474
      10/31/2012                   15,857                          15,139
      11/30/2012                   16,006                          15,219
      12/31/2012                   16,614                          15,761
       1/31/2013                   17,558                          16,748
       2/28/2013                   17,752                          16,933
       3/31/2013                   18,617                          17,715
       4/30/2013                   18,469                          17,649
       5/31/2013                   19,425                          18,355
       6/30/2013                   19,513                          18,261
       7/31/2013                   20,960                          19,539
       8/31/2013                   20,231                          18,918
       9/30/2013                   21,658                          20,125
      10/31/2013                   22,411                          20,631
      11/30/2013                   23,655                          21,458
      12/31/2013                   24,101                          21,880
       1/31/2014                   23,034                          21,275
       2/28/2014                   24,005                          22,277
       3/31/2014                   24,239                          22,125
       4/30/2014                   23,411                          21,267
       5/31/2014                   23,435                          21,437
       6/30/2014                   24,452                          22,578
       7/31/2014                   23,023                          21,211
       8/31/2014                   24,068                          22,263
       9/30/2014                   22,697                          20,916
      10/31/2014                   24,177                          22,295
      11/30/2014                   23,997                          22,315
      12/31/2014                   24,805                          22,951
       1/31/2015                   23,589                          22,213
       2/28/2015                   25,010                          23,532
       3/31/2015                   25,582                          23,942
       4/30/2015                   25,082                          23,331
       5/31/2015                   25,428                          23,864
       6/30/2015                   25,841                          24,042
       7/31/2015                   25,212                          23,763
       8/31/2015                   24,095                          22,270
       9/30/2015                   23,056                          21,177
      10/31/2015                   24,445                          22,370
      11/30/2015                   25,140                          23,098
      12/31/2015                   23,907                          21,938
       1/31/2016                   22,282                          20,009
       2/29/2016                   22,528                          20,008
       3/31/2016                   24,122                          21,605
       4/30/2016                   24,382                          21,944
       5/31/2016                   24,642                          22,438
       6/30/2016                   24,599                          22,424
       7/31/2016                   25,833                          23,763
       8/31/2016                   26,244                          24,183
       9/30/2016                   26,434                          24,453
      10/31/2016                   25,500                          23,290
      11/30/2016                   28,863                          25,887
      12/31/2016                   30,034                          26,613
       1/31/2017                   29,603                          26,718
       2/28/2017                   29,804                          27,233
       3/31/2017                   29,854                          27,269
       4/30/2017                   30,329                          27,568
       5/31/2017                   29,422                          27,007
       6/30/2017                   30,516                          27,941
       7/31/2017                   30,660                          28,148
       8/31/2017                   29,996                          27,790
       9/30/2017                   32,513                          29,525
      10/31/2017                   32,874                          29,776
      11/30/2017                   33,740                          30,634
      12/31/2017                   33,391                          30,511
       1/31/2018                   34,074                          31,308
       2/28/2018                   32,603                          30,096
       3/31/2018                   33,161                          30,485
       4/30/2018                   33,434                          30,749
       5/31/2018                   35,421                          32,615
       6/30/2018                   35,917                          32,849
       7/31/2018                   36,707                          33,421
       8/31/2018                   38,090                          34,862
       9/30/2018                   37,162                          34,024
      10/31/2018                   33,296                          30,328
      11/30/2018                   33,479                          30,810
      12/31/2018                   29,520                          27,150
       1/31/2019                   32,505                          30,205
       2/28/2019                   34,165                          31,775           Past performance is not
       3/31/2019                   32,948                          31,110           predictive of future
       4/30/2019                   34,068                          32,167           performance.
       5/31/2019                   30,965                          29,665
       6/30/2019                   33,229                          31,762           The returns shown do not
       7/31/2019                   33,470                          31,945           reflect the deduction of
       8/31/2019                   31,386                          30,367           taxes that a shareholder
       9/30/2019                   32,687                          30,999           would pay on fund
      10/31/2019                   33,377                          31,816           distributions or the
                                                                                    redemption of fund shares.

                 AVERAGE ANNUAL        ONE         FIVE         TEN                 Russell data copyright (C)
                 TOTAL RETURN          YEAR        YEARS       YEARS                Russell Investment Group
                 -----------------------------------------------------------        1995-2019, all rights
                                       0.24%       6.66%       12.81%               reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO VS.
RUSSELL 1000(R) INDEX
MAY 16, 2017-OCTOBER 31, 2019

                                          [CHART]

                         U.S. High Relative
                       Profitability Portfolio    Russell 1000/R/ Index
                      ------------------------    ---------------------
       5/16/2017              $10,000                    $10,000
       5/31/2017               10,210                     10,054
       6/30/2017               10,186                     10,124
       7/31/2017               10,376                     10,325
       8/31/2017               10,436                     10,357
       9/30/2017               10,703                     10,578
      10/31/2017               10,984                     10,820
      11/30/2017               11,487                     11,150
      12/31/2017               11,777                     11,274
       1/31/2018               12,543                     11,893
       2/28/2018               12,079                     11,457
       3/31/2018               11,792                     11,197
       4/30/2018               11,731                     11,235
       5/31/2018               12,055                     11,522
       6/30/2018               12,106                     11,596
       7/31/2018               12,573                     11,996
       8/31/2018               13,090                     12,410
       9/30/2018               13,180                     12,457
      10/31/2018               12,070                     11,575
      11/30/2018               12,335                     11,811
      12/31/2018               11,174                     10,735
       1/31/2019               12,065                     11,635
       2/28/2019               12,536                     12,029           Past performance is not
       3/31/2019               12,828                     12,238           predictive of future
       4/30/2019               13,362                     12,732           performance.
       5/31/2019               12,397                     11,921
       6/30/2019               13,333                     12,758           The returns shown do not
       7/31/2019               13,581                     12,956           reflect the deduction of
       8/31/2019               13,509                     12,719           taxes that a shareholder
       9/30/2019               13,697                     12,939           would pay on fund
      10/31/2019               13,987                     13,213           distributions or the
                                                                           redemption of fund shares.

               AVERAGE ANNUAL               ONE          SINCE             Russell data copyright (C)
               TOTAL RETURN                 YEAR       INCEPTION           Russell Investment Group
               ------------------------------------------------------      1995-2019, all rights
                                           15.88%       14.61%             reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA REAL ESTATE SECURITIES PORTFOLIO VS.
S&P 500(R) INDEX, DOW JONES U.S. SELECT REIT INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                     DFA Real Estate                           Dow Jones U.S. Select
                   Securities Portfolio     S&P 500/R/ Index        REIT Index
                  ----------------------   ------------------  ---------------------
     10/31/2009          $10,000                $10,000              $10,000
     11/30/2009           10,687                 10,600               10,688
     12/31/2009           11,420                 10,805               11,437
      1/31/2010           10,824                 10,416               10,783
      2/28/2010           11,420                 10,739               11,395
      3/31/2010           12,582                 11,387               12,559
      4/30/2010           13,466                 11,566               13,447
      5/31/2010           12,748                 10,643               12,723
      6/30/2010           12,088                 10,086               12,040
      7/31/2010           13,280                 10,792               13,231
      8/31/2010           13,113                 10,305               13,054
      9/30/2010           13,681                 11,225               13,632
     10/31/2010           14,321                 11,652               14,263
     11/30/2010           14,038                 11,653               13,985
     12/31/2010           14,695                 12,432               14,648
      1/31/2011           15,213                 12,727               15,168
      2/28/2011           15,901                 13,163               15,861
      3/31/2011           15,662                 13,168               15,628
      4/30/2011           16,569                 13,558               16,555
      5/31/2011           16,794                 13,405               16,812
      6/30/2011           16,241                 13,181               16,248
      7/31/2011           16,508                 12,913               16,544
      8/31/2011           15,620                 12,212               15,638
      9/30/2011           13,904                 11,353               13,886
     10/31/2011           15,909                 12,594               15,927
     11/30/2011           15,307                 12,566               15,300
     12/31/2011           16,010                 12,695               16,020
      1/31/2012           17,022                 13,264               17,050
      2/29/2012           16,842                 13,837               16,860
      3/31/2012           17,709                 14,293               17,743
      4/30/2012           18,215                 14,203               18,276
      5/31/2012           17,383                 13,349               17,443
      6/30/2012           18,363                 13,899               18,408
      7/31/2012           18,725                 14,092               18,758
      8/31/2012           18,698                 14,410               18,707
      9/30/2012           18,349                 14,782               18,338
     10/31/2012           18,208                 14,509               18,171
     11/30/2012           18,144                 14,593               18,081
     12/31/2012           18,809                 14,726               18,762
      1/31/2013           19,473                 15,489               19,399
      2/28/2013           19,687                 15,699               19,561
      3/31/2013           20,230                 16,288               20,083
      4/30/2013           21,596                 16,602               21,464
      5/31/2013           20,309                 16,990               20,178
      6/30/2013           19,929                 16,762               19,823
      7/31/2013           20,102                 17,615               19,976
      8/31/2013           18,687                 17,105               18,606
      9/30/2013           19,269                 17,641               19,200
     10/31/2013           20,079                 18,452               19,981
     11/30/2013           19,009                 19,015               18,885
     12/31/2013           19,070                 19,496               18,991
      1/31/2014           19,879                 18,822               19,761
      2/28/2014           20,887                 19,683               20,773
      3/31/2014           21,023                 19,848               20,955
      4/30/2014           21,783                 19,995               21,727
      5/31/2014           22,300                 20,464               22,262
      6/30/2014           22,533                 20,887               22,454
      7/31/2014           22,548                 20,599               22,500
      8/31/2014           23,188                 21,423               23,127
      9/30/2014           21,794                 21,123               21,780
     10/31/2014           24,055                 21,639               24,116
     11/30/2014           24,555                 22,221               24,625
     12/31/2014           25,004                 22,165               25,067
      1/31/2015           26,728                 21,499               26,744
      2/28/2015           25,737                 22,735               25,786
      3/31/2015           26,193                 22,375               26,249
      4/30/2015           24,652                 22,590               24,728
      5/31/2015           24,591                 22,880               24,718
      6/30/2015           23,514                 22,438               23,625
      7/31/2015           24,863                 22,908               25,026
      8/31/2015           23,352                 21,525               23,560
      9/30/2015           24,092                 20,993               24,355
     10/31/2015           25,472                 22,764               25,774
     11/30/2015           25,334                 22,831               25,632
     12/31/2015           25,814                 22,471               26,190
      1/31/2016           24,941                 21,356               25,157
      2/29/2016           24,856                 21,327               24,931
      3/31/2016           27,421                 22,774               27,531
      4/30/2016           26,737                 22,862               26,724
      5/31/2016           27,327                 23,273               27,261
      6/30/2016           29,251                 23,333               29,024
      7/31/2016           30,496                 24,194               30,293
      8/31/2016           29,465                 24,228               29,269
      9/30/2016           28,910                 24,232               28,665
     10/31/2016           27,228                 23,790               27,052
     11/30/2016           26,736                 24,671               26,686
     12/31/2016           27,978                 25,159               27,939
      1/31/2017           27,937                 25,636               27,699
      2/28/2017           28,869                 26,654               28,670
      3/31/2017           28,199                 26,685               27,863
      4/30/2017           28,224                 26,959               27,797
      5/31/2017           28,085                 27,338               27,643
      6/30/2017           28,676                 27,509               28,319
      7/31/2017           29,038                 28,075               28,579
      8/31/2017           29,071                 28,161               28,352
      9/30/2017           28,979                 28,742               28,428
     10/31/2017           28,823                 29,412               28,118
     11/30/2017           29,630                 30,314               28,982
     12/31/2017           29,576                 30,651               28,990
      1/31/2018           28,587                 32,406               27,842
      2/28/2018           26,459                 31,212               25,836
      3/31/2018           27,507                 30,419               26,838
      4/30/2018           27,642                 30,535               27,235
      5/31/2018           28,662                 31,271               28,318
      6/30/2018           29,894                 31,463               29,518
      7/31/2018           30,150                 32,634               29,681
      8/31/2018           31,001                 33,698               30,564
      9/30/2018           30,248                 33,889               29,731
     10/31/2018           29,581                 31,573               28,973
     11/30/2018           31,028                 32,216               30,378
     12/31/2018           28,692                 29,308               27,767
      1/31/2019           31,931                 31,656               30,936
      2/28/2019           32,159                 32,673               31,234            Past performance is not
      3/31/2019           33,581                 33,307               32,134            predictive of future
      4/30/2019           33,467                 34,656               32,072            performance.
      5/31/2019           33,784                 32,454               31,962
      6/30/2019           34,165                 34,741               32,397            The returns shown do not
      7/31/2019           34,758                 35,240               32,914            reflect the deduction of
      8/31/2019           36,210                 34,682               33,696            taxes that a shareholder
      9/30/2019           36,794                 35,331               34,609            would pay on fund
     10/31/2019           37,167                 36,096               34,978            distributions or the
                                                                                        redemption of fund shares.

                AVERAGE ANNUAL          ONE          FIVE          TEN                  Copyright 2019 S&P Dow
                TOTAL RETURN            YEAR         YEARS        YEARS                 Jones Indices LLC, a
                ----------------------------------------------------------------        division of S&P Global. All
                                       25.64%        9.09%        14.03%                rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
              -

              Russell 3000(R) Index........................ 13.49%
              Russell 1000(R) Index (large-cap stocks)..... 14.15%
              Russell Midcap(R) Index (mid-cap stocks)..... 13.72%
              Russell 2000(R) Index (small-cap stocks).....  4.90%
              Russell Microcap(R) Index (micro-cap stocks). -3.27%
              Dow Jones U.S. Select REIT lndex/SM/......... 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
         -

         Russell 1000(R) Value Index (large-cap value stocks)... 11.21%
         Russell 1000(R) Growth Index (large-cap growth stocks). 17.10%
         Russell 2000(R) Value Index (small-cap value stocks)...  3.22%
         Russell 2000(R) Growth Index (small-cap growth stocks).  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

ENHANCED U.S. LARGE COMPANY PORTFOLIO

   The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500(R) Index. This strategy uses S&P 500(R) Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2019, 100% of the equity exposure consisted of S&P 500(R) Index futures contracts. The behavior of S&P 500(R) Index futures contracts is determined principally by the performance of the S&P 500(R) Index.

   For the 12 months ended October 31, 2019, total returns were 15.67% for the Portfolio and 14.33% for the S&P 500(R) Index, the Portfolio's benchmark. The Portfolio's outperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. The net return of the fixed income component was more than the financing cost of the S&P 500(R) Index futures contracts that the Portfolio purchased throughout the year.

U.S. LARGE CAP EQUITY PORTFOLIO

   The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. large-cap securities with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 720 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 13.13% for the Portfolio and 14.15% for the Russell 1000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater exposure to stocks with smaller relative market capitalizations detracted from performance relative to the benchmark, as these stocks underperformed their larger counterparts for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. At the sector level, the Portfolio's exclusion of real estate investment trusts (REITs) had a negative impact on relative performance, as REITs generally outperformed in the U.S.

U.S. LARGE CAP VALUE PORTFOLIO

   The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2019, the Master Fund held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 6.97% for the Portfolio and 11.21 % for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Master Fund's greater emphasis on value stocks had a negative impact on performance relative to the benchmark. At the sector level, the Master Fund's exclusions of real estate investment trusts (REITs) and certain utilities also detracted from relative performance, as REITs and utilities generally outperformed in the U.S.

U.S. TARGETED VALUE PORTFOLIO

   The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 1,500 securities. In general, average cash exposure throughout the year was less than 1 % of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 0.78% for the Portfolio's Class R1 shares, -0.64% for the Portfolio's Class R2 shares, 0.88% for the Portfolio's Institutional Class shares, and 3.22% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusions of real estate investment trusts (REITs) and certain utilities detracted from performance relative to the benchmark, as REITs and utilities generally outperformed in the U.S. Conversely, with mid-caps outperforming small-caps for the period, the Portfolio's inclusion of mid-caps contributed positively to performance relative to the small-cap benchmark.

U.S. SMALL CAP VALUE PORTFOLIO

   The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 990 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were -3.04% for the Portfolio and 3.22% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than the behavior of a limited number of stocks. With low relative price (value) stocks generally underperforming high relative price (growth) stocks for the period, the Portfolio's greater emphasis on value stocks detracted from performance relative to the benchmark. At the sector level, the Portfolio's exclusions of real estate investment trusts (REITs) and certain utilities also had a negative impact on relative performance, as REITs and utilities generally outperformed in the U.S.

U.S. CORE EQUITY 1 PORTFOLIO

   The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,800 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 11.18% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. CORE EQUITY 2 PORTFOLIO

   The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,900 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 9.78% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. VECTOR EQUITY PORTFOLIO

   The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio's increased exposure to small-cap and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,500 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 5.92% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. SMALL CAP PORTFOLIO

   The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,100 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 1.41% for the Portfolio and 4.90% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. The Portfolio's exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in the U.S.

U.S. MICRO CAP PORTFOLIO

   The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 1,700 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 0.24% for the Portfolio and 4.90% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. With micro-caps underperforming small-caps for the period, the Portfolio's focus on micro-caps detracted from performance relative to the small-cap benchmark. The Portfolio's exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs generally outperformed in the U.S.

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

   The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2019, the Portfolio held approximately 240 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 15.88% for the Portfolio and 14.15% for the Russell 1000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower-profitability stocks.

DFA REAL ESTATE SECURITIES PORTFOLIO

   The DFA Real Estate Securities Portfolio invests in a broadly diversified group of U.S. real estate securities. As of October 31, 2019, the Portfolio held approximately 160 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 25.64% for the Portfolio, 14.33% for the S&P 500(R) Index, and 20.72% for the Dow Jones U.S. Select REIT lndex/SM/, the Portfolio's benchmarks. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. real estate securities market rather than by the behavior of a limited number of securities. Differences in REIT eligibility between the Portfolio and the benchmark contributed positively to the Portfolio's performance relative to the benchmark, most notably among tower, net lease, and data center REITs. The Portfolio includes tower, net lease, and data center REITs, which generally outperformed, whereas the REIT benchmark typically excludes these securities.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                       BEGINNING  ENDING               EXPENSES
                                        ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                         VALUE    VALUE     EXPENSE     DURING
                                       05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                       --------- --------- ---------- ----------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
-------------------------------------
Actual Fund Return.................... $1,000.00 $1,043.40      0.15%   $0.77
Hypothetical 5% Annual Return......... $1,000.00 $1,024.45      0.15%   $0.77

U.S. LARGE CAP EQUITY PORTFOLIO
-------------------------------
Actual Fund Return.................... $1,000.00 $1,033.00      0.19%   $0.97
Hypothetical 5% Annual Return......... $1,000.00 $1,024.25      0.19%   $0.97

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                            BEGINNING  ENDING               EXPENSES
                                             ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                              VALUE    VALUE     EXPENSE     DURING
                                            05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                            --------- --------- ---------- ----------
U.S. LARGE CAP VALUE PORTFOLIO (2)
----------------------------------
Actual Fund Return......................... $1,000.00 $1,024.90      0.28%   $1.43
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.79      0.28%   $1.43

U.S. TARGETED VALUE PORTFOLIO
-----------------------------
Actual Fund Return
   Class R1 Shares......................... $1,000.00 $  967.10      0.48%   $2.38
   Class R2 Shares......................... $1,000.00 $  966.20      0.63%   $3.12
   Institutional Class Shares.............. $1,000.00 $  967.60      0.38%   $1.88
Hypothetical 5% Annual Return
   Class R1 Shares......................... $1,000.00 $1,022.79      0.48%   $2.45
   Class R2 Shares......................... $1,000.00 $1,022.03      0.63%   $3.21
   Institutional Class Shares.............. $1,000.00 $1,023.29      0.38%   $1.94

U.S. SMALL CAP VALUE PORTFOLIO
------------------------------
Actual Fund Return......................... $1,000.00 $  950.30      0.53%   $2.61
Hypothetical 5% Annual Return.............. $1,000.00 $1,022.53      0.53%   $2.70

U.S. CORE EQUITY 1 PORTFOLIO
----------------------------
Actual Fund Return......................... $1,000.00 $1,024.90      0.20%   $1.02
Hypothetical 5% Annual Return.............. $1,000.00 $1,024.20      0.20%   $1.02

U.S. CORE EQUITY 2 PORTFOLIO
----------------------------
Actual Fund Return......................... $1,000.00 $1,020.20      0.22%   $1.12
Hypothetical 5% Annual Return.............. $1,000.00 $1,024.10      0.22%   $1.12

U.S. VECTOR EQUITY PORTFOLIO
----------------------------
Actual Fund Return......................... $1,000.00 $1,003.00      0.33%   $1.67
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.54      0.33%   $1.68

U.S. SMALL CAP PORTFOLIO
------------------------
Actual Fund Return......................... $1,000.00 $  976.90      0.37%   $1.84
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.34      0.37%   $1.89

U.S. MICRO CAP PORTFOLIO
------------------------
Actual Fund Return......................... $1,000.00 $  979.70      0.53%   $2.64
Hypothetical 5% Annual Return.............. $1,000.00 $1,022.53      0.53%   $2.70

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
------------------------------------------
Actual Fund Return......................... $1,000.00 $1,046.80      0.25%   $1.29
Hypothetical 5% Annual Return.............. $1,000.00 $1,023.95      0.25%   $1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                      BEGINNING  ENDING               EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                        VALUE    VALUE     EXPENSE     DURING
                                      05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                      --------- --------- ---------- ----------
DFA REAL ESTATE SECURITIES PORTFOLIO
------------------------------------
Actual Fund Return................... $1,000.00 $1,110.50      0.18%   $0.96
Hypothetical 5% Annual Return........ $1,000.00 $1,024.30      0.18%   $0.92

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company's holdings, which reflect the investments by category or country.

FEEDER FUND

                                          AFFILIATED INVESTMENT COMPANY
                                          -----------------------------
         U.S. Large Cap Value Portfolio..             100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

                    ENHANCED U.S. LARGE COMPANY PORTFOLIO
      Corporate...................................................  25.1%
      Government..................................................  16.5%
      Foreign Corporate...........................................  31.0%
      Foreign Government..........................................  20.4%
      Supranational...............................................   7.0%
                                                                   -----
                                                                   100.0%

DOMESTIC EQUITY PORTFOLIOS

                       U.S. LARGE CAP EQUITY PORTFOLIO
      Communication Services......................................  10.2%
      Consumer Discretionary......................................  11.2%
      Consumer Staples............................................   6.9%
      Energy......................................................   4.2%
      Financials..................................................  13.6%
      Health Care.................................................  13.9%
      Industrials.................................................  11.7%
      Information Technology......................................  22.0%
      Materials...................................................   3.5%
      Real Estate.................................................   0.2%
      Utilities...................................................   2.6%
                                                                   -----
                                                                   100.0%

                         U.S. CORE EQUITY 1 PORTFOLIO
      Communication Services......................................   8.6%
      Consumer Discretionary......................................  12.2%
      Consumer Staples............................................   6.4%
      Energy......................................................   4.8%
      Financials..................................................  15.1%
      Health Care.................................................  11.6%
      Industrials.................................................  12.9%
      Information Technology......................................  21.1%
      Materials...................................................   4.0%
      Real Estate.................................................   0.3%
      Utilities...................................................   3.0%
                                                                   -----
                                                                   100.0%

                           U.S. SMALL CAP PORTFOLIO
      Communication Services......................................   3.5%
      Consumer Discretionary......................................  14.5%
      Consumer Staples............................................   4.2%
      Energy......................................................   4.5%
      Financials..................................................  20.3%
      Health Care.................................................   9.3%
      Industrials.................................................  20.4%
      Information Technology......................................  13.8%
      Materials...................................................   5.3%
      Real Estate.................................................   0.5%
      Utilities...................................................   3.7%
                                                                   -----
                                                                   100.0%

                     DFA REAL ESTATE SECURITIES PORTFOLIO
      Real Estate................................................. 100.0%
                                                                   -----
                                                                   100.0%

                        U.S. TARGETED VALUE PORTFOLIO
      Communication Services......................................   3.2%
      Consumer Discretionary......................................  14.0%
      Consumer Staples............................................   4.0%
      Energy......................................................   7.4%
      Financials..................................................  27.9%
      Health Care.................................................   4.9%
      Industrials.................................................  20.7%
      Information Technology......................................  11.1%
      Materials...................................................   6.4%
      Real Estate.................................................   0.2%
      Utilities...................................................   0.2%
                                                                   -----
                                                                   100.0%

                         U.S. CORE EQUITY 2 PORTFOLIO
      Communication Services......................................   7.5%
      Consumer Discretionary......................................  12.3%
      Consumer Staples............................................   5.8%
      Energy......................................................   4.8%
      Financials..................................................  16.5%
      Health Care.................................................  11.6%
      Industrials.................................................  14.1%
      Information Technology......................................  20.6%
      Materials...................................................   4.3%
      Real Estate.................................................   0.3%
      Utilities...................................................   2.2%
                                                                   -----
                                                                   100.0%

                           U.S. MICRO CAP PORTFOLIO
      Communication Services......................................   2.5%
      Consumer Discretionary......................................  13.0%
      Consumer Staples............................................   4.0%
      Energy......................................................   5.3%
      Financials..................................................  22.6%
      Health Care.................................................  10.8%
      Industrials.................................................  20.6%
      Information Technology......................................  13.5%
      Materials...................................................   4.6%
      Real Estate.................................................   0.8%
      Utilities...................................................   2.3%
                                                                   -----
                                                                   100.0%

                        U.S. SMALL CAP VALUE PORTFOLIO
      Communication Services......................................   3.5%
      Consumer Discretionary......................................  13.8%
      Consumer Staples............................................   3.8%
      Energy......................................................   8.0%
      Financials..................................................  29.1%
      Health Care.................................................   3.3%
      Industrials.................................................  19.5%
      Information Technology......................................  11.6%
      Materials...................................................   6.9%
      Real Estate.................................................   0.3%
      Utilities...................................................   0.2%
                                                                   -----
                                                                   100.0%

                         U.S. VECTOR EQUITY PORTFOLIO
      Communication Services......................................   6.6%
      Consumer Discretionary......................................  11.0%
      Consumer Staples............................................   4.0%
      Energy......................................................   5.8%
      Financials..................................................  24.4%
      Health Care.................................................   8.8%
      Industrials.................................................  17.1%
      Information Technology......................................  15.4%
      Materials...................................................   5.1%
      Real Estate.................................................   0.5%
      Utilities...................................................   1.3%
                                                                   -----
                                                                   100.0%

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
      Communication Services......................................   5.9%
      Consumer Discretionary......................................  16.5%
      Consumer Staples............................................   9.4%
      Energy......................................................   1.2%
      Financials..................................................   3.2%
      Health Care.................................................  11.9%
      Industrials.................................................  17.1%
      Information Technology......................................  32.5%
      Materials...................................................   2.3%
                                                                   -----
                                                                   100.0%

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
BONDS -- (80.3%)
AUSTRALIA -- (1.9%)
Australia & New Zealand Banking Group, Ltd.
(Omega)  2.250%, 12/19/19.................................................      1,000  $ 1,000,478
         5.100%, 01/13/20.................................................        750      754,558
National Australia Bank, Ltd.
         2.500%, 01/12/21.................................................      3,500    3,521,805
Westpac Banking Corp.
(r)      2.974%, 08/19/21.................................................      2,105    2,128,120
                                                                                       -----------
TOTAL AUSTRALIA...........................................................               7,404,961
                                                                                       -----------
BELGIUM -- (3.0%)
Dexia Credit Local SA
         0.040%, 12/11/19................................................. EUR  1,000    1,115,681
         0.250%, 03/19/20................................................. EUR  1,000    1,117,753
         2.000%, 01/22/21................................................. EUR  8,000    9,183,485
                                                                                       -----------
TOTAL BELGIUM.............................................................              11,416,919
                                                                                       -----------
CANADA -- (13.1%)
Bank of Montreal
         0.250%, 11/17/21................................................. EUR  2,494    2,798,818
Bank of Nova Scotia (The)
         2.270%, 01/13/20................................................. CAD  4,000    3,039,162
(r)      2.406%, 04/20/21.................................................        908      910,925
CPPIB Capital, Inc.
         1.400%, 06/04/20................................................. CAD  6,200    4,699,074
Manitoba, Province of Canada
         0.750%, 12/15/21................................................. GBP  2,500    3,222,339
Province of Alberta Canada
         1.250%, 06/01/20................................................. CAD  2,000    1,514,524
Province of British Columbia Canada
         3.700%, 12/18/20................................................. CAD  6,000    4,656,457
Province of Quebec Canada
         4.500%, 12/01/20................................................. CAD  5,500    4,299,237
Province of Saskatchewan Canada
         3.900%, 07/28/20................................................. CAD  6,300    4,859,576
Royal Bank of Canada
         2.350%, 12/09/19................................................. CAD  1,300      987,461
         2.860%, 03/04/21................................................. CAD  5,000    3,839,344
         2.030%, 03/15/21................................................. CAD  2,130    1,618,451
(r)      2.326%, 04/30/21.................................................        357      358,272
(r)      0.096%, 07/24/20................................................. EUR  1,000    1,119,052
(r)      0.050%, 08/06/20................................................. EUR  3,000    3,355,589
Toronto-Dominion Bank (The)
         1.693%, 04/02/20................................................. CAD  3,000    2,276,114
         2.563%, 06/24/20................................................. CAD  5,000    3,813,150

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
CANADA -- (Continued)
            0.625%, 03/08/21................................................. EUR  3,000  $ 3,383,132
                                                                                          -----------
TOTAL CANADA.................................................................              50,750,677
                                                                                          -----------
DENMARK -- (2.3%)
Denmark Government Bond
            3.000%, 11/15/21................................................. DKK 55,000    8,839,919
                                                                                          -----------
FRANCE -- (2.2%)
Caisse d'Amortissement de la Dette Sociale
            4.250%, 04/25/20................................................. EUR  1,000    1,139,932
Sanofi Floating Rate Note
(r)         0.000%, 03/21/20................................................. EUR  2,000    2,233,432
SNCF Mobilites
            3.625%, 06/03/20................................................. EUR  1,000    1,141,012
SNCF Reseau EPIC
            5.500%, 12/01/21................................................. GBP  2,000    2,830,464
Total Capital International SA Floating Rate Note
(r)         0.000%, 03/19/20................................................. EUR    100      111,663
Unedic Asseo
            0.125%, 03/05/20................................................. EUR    750      837,778
                                                                                          -----------
TOTAL FRANCE.................................................................               8,294,281
                                                                                          -----------
GERMANY -- (7.6%)
BMW US Capital LLC
(r)(Omega)  2.676%, 08/13/21.................................................      1,640    1,643,086
Daimler Finance North America LLC
(Omega)     2.250%, 03/02/20.................................................      1,500    1,501,390
(r)(Omega)  2.677%, 05/04/20.................................................        500      500,288
Deutsche Bahn Finance GMBH
            1.750%, 11/06/20................................................. EUR  3,910    4,452,399
EMD Finance LLC
(Omega)     2.400%, 03/19/20.................................................      2,100    2,101,367
FMS Wertmanagement
            0.625%, 03/06/20................................................. GBP  1,000    1,293,988
Kreditanstalt fuer Wiederaufbau
            1.375%, 01/28/20................................................. CAD  5,000    3,792,005
Landeskreditbank Baden-Wuerttemberg Foerderbank
            0.125%, 11/05/20................................................. EUR  9,765   10,951,673
State of North Rhine-Westphalia Germany Floating Rate Note
(r)         0.857%, 10/29/21................................................. GBP    800    1,035,452

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED


                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
GERMANY -- (Continued)
Volkswagen Group of America Finance LLC
            2.450%, 11/20/19.................................................      2,000  $ 2,000,396
                                                                                          -----------
TOTAL GERMANY................................................................              29,272,044
                                                                                          -----------
JAPAN -- (7.3%)
American Honda Finance Corp.
(r)         2.488%, 06/11/21.................................................      2,893    2,899,898
Mitsubishi UFJ Financial Group, Inc.
(r)         2.586%, 07/26/21.................................................        465      466,866
Mizuho Bank Ltd.
(Omega)     2.400%, 03/26/20.................................................      2,000    2,003,446
Mizuho Financial Group, Inc.
(r)         3.267%, 09/13/21.................................................        800      810,032
MUFG Bank, Ltd.
(Omega)     2.300%, 03/05/20.................................................      1,400    1,401,370
Nissan Motor Acceptance Corp.
(Omega)     2.125%, 03/03/20.................................................      1,300    1,300,010
Nissan Motor Acceptance Corp. Floating Rate Note
(r)(Omega)  2.639%, 03/15/21.................................................      1,700    1,700,620
Shire Acquisitions Investments Ireland DAC
            2.400%, 09/23/21.................................................        515      517,969
Sumitomo Mitsui Financial Group, Inc.
(r)         3.782%, 03/09/21.................................................      2,500    2,545,922
(r)         3.106%, 10/19/21.................................................        381      385,756
Total Capital Canada, Ltd.
            1.875%, 07/09/20................................................. EUR    500      565,991
            1.125%, 03/18/22................................................. EUR  3,000    3,450,994
Toyota Credit Canada, Inc.
            1.800%, 02/19/20................................................. CAD  6,500    4,932,617
            2.200%, 02/25/21................................................. CAD  4,500    3,423,533
Toyota Finance Australia, Ltd.
            0.000%, 04/09/21................................................. EUR  1,200    1,339,816
Toyota Motor Finance Netherlands BV
            0.250%, 01/10/22................................................. EUR    500      561,889
                                                                                          -----------
TOTAL JAPAN..................................................................              28,306,729
                                                                                          -----------
NETHERLANDS -- (2.5%)
BNG Bank NV
            5.375%, 06/07/21................................................. GBP    600      831,453
Cooperatieve Rabobank UA
            2.250%, 12/02/19.................................................      1,655    1,655,298
            4.750%, 01/15/20.................................................        700      703,837

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
NETHERLANDS -- (Continued)
Shell International Finance BV
            1.625%, 03/24/21................................................. EUR  5,599  $ 6,407,734
                                                                                          -----------
TOTAL NETHERLANDS............................................................               9,598,322
                                                                                          -----------
NORWAY -- (1.9%)
Equinor ASA
            2.000%, 09/10/20................................................. EUR  1,415    1,608,421
            5.625%, 03/11/21................................................. EUR  4,913    5,909,540
                                                                                          -----------
TOTAL NORWAY.................................................................               7,517,961
                                                                                          -----------
SPAIN -- (0.7%)
Telefonica Emisiones SA
            5.462%, 02/16/21.................................................      2,500    2,608,239
                                                                                          -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (6.7%)
Council Of Europe Development Bank
            3.000%, 07/13/20................................................. EUR  2,805    3,203,535
European Investment Bank Floating Rate Note
(r)         1.015%, 02/17/20................................................. GBP  2,000    2,592,540
(r)         0.964%, 05/21/21................................................. GBP    500      649,416
(r)         0.835%, 02/18/22................................................. GBP  4,000    5,185,028
European Investment Bank
            2.625%, 03/16/20................................................. EUR  2,700    3,045,253
European Stability Mechanism
            0.000%, 11/07/19................................................. EUR  2,000    2,230,874
European Stability Mechanism Treasury Bill
            0.000%, 11/21/19................................................. EUR  3,706    4,134,317
            0.000%, 01/09/20................................................. EUR  3,000    3,349,057
Nordic Investment Bank
            1.375%, 07/15/20................................................. NOK 14,890    1,614,865
                                                                                          -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.................................              26,004,885
                                                                                          -----------
SWEDEN -- (3.6%)
Kommuninvest I Sverige AB
            0.750%, 02/16/20................................................. SEK 15,000    1,556,889
            2.500%, 12/01/20................................................. SEK 36,120    3,838,768
            1.000%, 09/15/21................................................. SEK 42,000    4,425,680
Skandinaviska Enskilda Banken AB
(r)(Omega)  2.554%, 05/17/21.................................................      3,000    3,008,280
Svenska Handelsbanken AB
            2.400%, 10/01/20.................................................      1,000    1,005,936
                                                                                          -----------
TOTAL SWEDEN.................................................................              13,835,553
                                                                                          -----------

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- -----------
                                                                             (000)
SWITZERLAND -- (0.8%)
Nestle Finance International, Ltd.
      0.750%, 11/08/21................................................. EUR  2,827  $ 3,213,502
                                                                                    -----------
UNITED KINGDOM -- (4.8%)
Barclays P.L.C.
      2.750%, 11/08/19.................................................      1,500    1,500,085
      2.875%, 06/08/20.................................................        500      501,430
BP Capital Markets P.L.C.
      2.315%, 02/13/20.................................................      2,550    2,553,492
BP Capital Markets plc
(r)   2.989%, 09/16/21.................................................        500      505,903
HSBC Holdings PLC
#(r)  3.792%, 05/25/21.................................................      2,170    2,209,969
HSBC USA, Inc.
      2.375%, 11/13/19.................................................      1,000    1,000,092
United Kingdom Treasury Bill
      0.000%, 11/04/19................................................. GBP  6,000    7,772,101
      0.000%, 11/11/19................................................. GBP  2,000    2,590,319
                                                                                    -----------
TOTAL UNITED KINGDOM...................................................              18,633,391
                                                                                    -----------
UNITED STATES -- (21.9%)
Allergan Funding SCS
      3.000%, 03/12/20.................................................      1,200    1,202,958
Allergan, Inc.
      3.375%, 09/15/20.................................................      1,800    1,821,289
Altria Group, Inc.
#     2.625%, 01/14/20.................................................      2,000    2,000,605
Amgen, Inc.
      2.200%, 05/11/20.................................................      1,000    1,001,858
Anthem, Inc.
      2.500%, 11/21/20.................................................      1,766    1,777,779
AT&T, Inc.
      2.450%, 06/30/20.................................................      1,500    1,504,506
(r)   2.951%, 07/15/21.................................................      1,000    1,010,200
Autodesk, Inc.
      3.125%, 06/15/20.................................................      1,500    1,507,900
Biogen, Inc.
      2.900%, 09/15/20.................................................      2,000    2,015,821
Broadcom Corp. / Broadcom Cayman Finance Ltd.
      3.000%, 01/15/22.................................................      2,900    2,938,372
Capital One NA
      2.350%, 01/31/20.................................................      1,500    1,500,884
Caterpillar Financial Services Corp.
(r)   2.338%, 05/15/20.................................................      2,000    2,001,474
(r)   2.382%, 09/07/21.................................................      1,115    1,115,323
Citibank NA
#     2.100%, 06/12/20.................................................      1,000    1,001,372
Citigroup, Inc.
(r)   3.456%, 08/02/21.................................................      1,600    1,623,120

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
Citizens Bank N.A.
          2.450%, 12/04/19.................................................      2,200  $2,200,792
Comcast Corp.
(r)       2.539%, 10/01/21.................................................        500     502,665
CVS Health Corp.
          2.800%, 07/20/20.................................................      1,500   1,507,116
Dominion Energy Gas Holdings LLC
(r)       2.719%, 06/15/21.................................................      3,000   3,014,550
Eastman Chemical Co.
          2.700%, 01/15/20.................................................        622     622,468
Enterprise Products Operating LLC
          5.250%, 01/31/20.................................................      2,000   2,015,324
Exelon Generation Co. LLC
          2.950%, 01/15/20.................................................      2,000   2,001,197
GE Capital International Funding Co., Unlimited Co.
          2.342%, 11/15/20.................................................      2,000   1,998,728
General Electric Co.
          2.200%, 01/09/20.................................................      1,000     999,765
General Mills, Inc.
(r)       2.541%, 04/16/21.................................................      1,325   1,328,591
General Motors Financial Co., Inc.
          3.150%, 01/15/20.................................................      1,600   1,602,163
Gilead Sciences, Inc.
#         2.350%, 02/01/20.................................................      1,500   1,501,045
Harley-Davidson Financial Services, Inc.
#(Omega)  2.150%, 02/26/20.................................................      1,000     999,308
IBM Credit LLC
(r)       2.226%, 01/20/21.................................................      2,725   2,730,068
JM Smucker Co. (The)
#         2.500%, 03/15/20.................................................      1,061   1,062,580
John Deere Capital Corp.
          2.050%, 03/10/20.................................................        220     220,108
#(r)      2.394%, 09/10/21.................................................      2,022   2,023,031
LyondellBasell Industries NV
          6.000%, 11/15/21.................................................      2,500   2,668,938
Merck & Co., Inc.
          1.125%, 10/15/21................................................. EUR  1,700   1,939,815
Molson Coors Brewing Co.
          2.100%, 07/15/21.................................................      2,800   2,802,111
National Rural Utilities Cooperative Finance Corp.
(r)       2.479%, 06/30/21.................................................      3,000   3,009,794
NetApp, Inc.
          3.375%, 06/15/21.................................................      1,014   1,032,989
Newmont Goldcorp Corp.
          3.625%, 06/09/21.................................................      2,800   2,864,535
Nordstrom, Inc.
          4.000%, 10/15/21.................................................      2,500   2,561,519

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                                                     FACE
                                                                                                    AMOUNT^    VALUE+
                                                                                                    ------- ------------
                                                                                                     (000)
UNITED STATES -- (Continued)
Oracle Corp.
                              2.250%, 01/10/21................................................. EUR  2,000  $  2,296,991
Philip Morris International, Inc.
                              2.000%, 02/21/20.................................................      3,000     3,000,619
PNC Bank NA
                              2.600%, 07/21/20.................................................      1,000     1,004,416
Procter & Gamble Co. (The)
                              2.000%, 11/05/21................................................. EUR  1,000     1,166,144
Quest Diagnostics, Inc.
                              4.750%, 01/30/20.................................................      1,131     1,137,723
Southern Co. (The)
                              2.750%, 06/15/20.................................................      1,000     1,003,926
Walgreens Boots Alliance, Inc.
                              3.300%, 11/18/21.................................................      2,500     2,555,655
Wells Fargo & Co.
(r)                           3.473%, 03/04/21.................................................        696       705,619
(r)                           2.961%, 07/26/21.................................................      2,272     2,299,718
Zimmer Biomet Holdings, Inc.
                              2.700%, 04/01/20.................................................      2,000     2,004,018
                                                                                                            ------------
TOTAL UNITED STATES............................................................................               84,407,490
                                                                                                            ------------
TOTAL BONDS....................................................................................              310,104,873
                                                                                                            ------------
U.S. TREASURY OBLIGATIONS -- (15.9%)
U.S. Treasury Bills
                              1.282%, 11/12/19.................................................      2,500     2,498,843
                              0.000%, 11/26/19.................................................      3,000     2,996,772
U.S. Treasury Notes
(r)(double left angle quote)  1.776%, 04/30/21.................................................     46,000    45,940,921
(r)                           1.857%, 07/31/21.................................................     10,000     9,998,475
                                                                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS................................................................               61,435,011
                                                                                                            ------------
TOTAL INVESTMENT SECURITIES
  (Cost $371,670,207)..........................................................................              371,539,884
                                                                                                            ------------

                                                                              FACE
                                                                             AMOUNT^    VALUE+
                                                                             ------- ------------
                                                                              (000)
COMMERCIAL PAPER -- (3.5%)
(Omega)  Boeing Co. 2.097%, 12/10/19......................................     2,000 $  1,996,260
(Omega)  Campbell Soup Co. 2.191%, 01/22/20...............................     3,000    2,984,846
(Omega)  Enel Finance America 2.401%, 01/23/20............................     2,500    2,487,668
Intesa Funding LLC
         2.290%, 11/25/19.................................................     1,500    1,497,875
         2.296%, 04/20/20.................................................     2,000    1,978,385
(Omega)  John Deere Ltd. 1.971%, 11/07/19.................................     1,000      999,701
         Santander UK PLC 2.164%, 11/04/19................................     1,500    1,499,718
                                                                                     ------------
TOTAL COMMERCIAL PAPER....................................................             13,444,453
                                                                                     ------------
                                                                             SHARES
                                                                             -------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S)     The DFA Short Term Investment Fund...............................   111,401    1,289,019
                                                                                     ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $386,402,183).....................................................           $386,273,356
                                                                                     ============

As of October 31, 2019, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                                  UNREALIZED
                                                                                                   FOREIGN
                                                                                                   EXCHANGE
                                                                                     SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED      CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
--------------------- --------------------- ---------------------------------------  ---------- --------------
EUR         1,745,958 USD         1,937,424 HSBC Bank                                 12/30/19    $  17,656
USD         1,626,469 NOK        14,921,578 Natwest Markets PLC                       11/15/19        3,758
USD         2,222,639 EUR         1,980,757 Citibank, N.A.                            01/07/20        3,263
USD         2,148,294 SEK        20,639,345 JP Morgan                                 01/10/20        2,032
USD        28,159,962 GBP        21,667,376 State Street Bank and Trust               01/13/20       25,268
                                                                                                  ---------
TOTAL APPRECIATION                                                                                $  51,977

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                                                                                  UNREALIZED
                                                                                                   FOREIGN
                                                                                                   EXCHANGE
                                                                                     SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED      CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
--------------------- --------------------- ---------------------------------------  ---------- --------------
GBP        21,763,630 USD        28,216,764 State Street Bank and Trust               11/04/19  $     (25,241)
USD         2,565,323 GBP         1,989,693 Bank of America Corp.                     11/04/19        (12,026)
USD        24,450,394 GBP        19,773,937 Bank of America Corp.                     11/04/19     (1,163,780)
USD        50,811,832 EUR        46,165,232 Citibank, N.A.                            12/30/19       (882,830)
USD         2,263,772 EUR         2,040,316 State Street Bank and Trust               01/07/20        (22,339)
USD         3,515,431 EUR         3,141,802 State Street Bank and Trust               01/07/20         (4,860)
USD         4,368,665 EUR         3,906,056 State Street Bank and Trust               01/07/20         (7,950)
USD         4,801,217 EUR         4,346,104 State Street Bank and Trust               01/07/20        (68,457)
USD        21,478,509 EUR        19,234,721 Barclays Bank PLC                         01/07/20        (73,397)
USD         1,699,781 SEK        16,541,279 JP Morgan                                 01/10/20        (20,327)
USD         5,961,335 SEK        58,287,471 Barclays Capital                          01/10/20        (99,912)
USD        47,893,862 CAD        63,309,316 Bank of America Corp.                     01/14/20       (193,697)
USD         8,937,569 DKK        59,634,019 State Street Bank and Trust               01/16/20        (16,638)
                                                                                                -------------
TOTAL (DEPRECIATION)                                                                            $  (2,591,454)
                                                                                                -------------
TOTAL APPRECIATION
  (DEPRECIATION)                                                                                $  (2,539,477)
                                                                                                =============

As of October 31, 2019, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................   2,558    12/20/19  $375,192,009 $388,278,820  $13,086,811
                                                                        ------------ ------------  -----------
TOTAL FUTURES CONTRACTS...........................                      $375,192,009 $388,278,820  $13,086,811
                                                                        ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------
                                           LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                           -------- ----------- -------- -----------
Bonds
   Australia..............................       -- $ 7,404,961       -- $ 7,404,961
   Belgium................................       --  11,416,919       --  11,416,919
   Canada.................................       --  50,750,677       --  50,750,677
   Denmark................................       --   8,839,919       --   8,839,919
   France.................................       --   8,294,281       --   8,294,281
   Germany................................       --  29,272,044       --  29,272,044
   Japan..................................       --  28,306,729       --  28,306,729
   Netherlands............................       --   9,598,322       --   9,598,322
   Norway.................................       --   7,517,961       --   7,517,961
   Spain..................................       --   2,608,239       --   2,608,239
   Supranational Organization Obligations.       --  26,004,885       --  26,004,885
   Sweden.................................       --  13,835,553       --  13,835,553
   Switzerland............................       --   3,213,502       --   3,213,502
   United Kingdom.........................       --  18,633,391       --  18,633,391
   United States..........................       --  84,407,490       --  84,407,490

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -----------------------------------------------
                                 LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
                               ----------- ------------  -------- ------------
U.S. Treasury Obligations.....          -- $ 61,435,011        -- $ 61,435,011
Commercial Paper..............          --   13,444,453        --   13,444,453
Securities Lending Collateral.          --    1,289,019        --    1,289,019
Forward Currency Contracts**..          --   (2,539,477)       --   (2,539,477)
Futures Contracts**........... $13,086,811           --        --   13,086,811
                               ----------- ------------  -------- ------------
TOTAL......................... $13,086,811 $383,733,879        -- $396,820,690
                               =========== ============  ======== ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                             PERCENTAGE
                                                                      SHARES     VALUE+    OF NET ASSETS++
                                                                      ------- ------------ ---------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (10.1%)
*   Alphabet, Inc., Class A..........................................  14,019 $ 17,647,117       1.1%
*   Alphabet, Inc., Class C..........................................  14,631   18,436,669       1.1%
    AT&T, Inc........................................................ 425,328   16,370,875       1.0%
    Comcast Corp., Class A........................................... 295,338   13,237,049       0.8%
*   Facebook, Inc., Class A.......................................... 130,421   24,995,185       1.6%
    Verizon Communications, Inc...................................... 310,175   18,756,282       1.2%
    Walt Disney Co. (The)............................................  77,345   10,048,662       0.6%
    Other Securities.................................................           44,412,151       2.8%
                                                                              ------------      ----
TOTAL COMMUNICATION SERVICES.........................................          163,903,990      10.2%
                                                                              ------------      ----
CONSUMER DISCRETIONARY -- (11.0%)
*   Amazon.com, Inc..................................................  23,346   41,477,904       2.6%
    Home Depot, Inc. (The)...........................................  47,497   11,141,846       0.7%
    McDonald's Corp..................................................  32,937    6,478,708       0.4%
    NIKE, Inc., Class B..............................................  63,227    5,661,978       0.3%
    Other Securities.................................................          114,734,529       7.1%
                                                                              ------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................          179,494,965      11.1%
                                                                              ------------      ----
CONSUMER STAPLES -- (6.8%)
    Altria Group, Inc................................................ 124,882    5,593,465       0.3%
    Coca-Cola Co. (The).............................................. 206,538   11,241,863       0.7%
    Costco Wholesale Corp............................................  19,068    5,665,293       0.3%
    PepsiCo, Inc.....................................................  80,434   11,033,132       0.7%
    Procter & Gamble Co. (The)....................................... 108,157   13,466,628       0.8%
    Walmart, Inc.....................................................  77,098    9,040,511       0.6%
    Other Securities.................................................           55,247,326       3.5%
                                                                              ------------      ----
TOTAL CONSUMER STAPLES...............................................          111,288,218       6.9%
                                                                              ------------      ----
ENERGY -- (4.1%)
    Chevron Corp..................................................... 102,507   11,905,163       0.7%
    Exxon Mobil Corp................................................. 181,668   12,275,307       0.8%
    Other Securities.................................................           43,478,722       2.7%
                                                                              ------------      ----
TOTAL ENERGY.........................................................           67,659,192       4.2%
                                                                              ------------      ----
FINANCIALS -- (13.4%)
    Bank of America Corp............................................. 370,339   11,580,501       0.7%
*   Berkshire Hathaway, Inc., Class B................................  83,928   17,841,414       1.1%
    Citigroup, Inc...................................................  93,739    6,736,085       0.4%
    JPMorgan Chase & Co.............................................. 172,651   21,567,563       1.3%
    Wells Fargo & Co................................................. 218,988   11,306,350       0.7%
    Other Securities.................................................          149,289,388       9.4%
                                                                              ------------      ----
TOTAL FINANCIALS.....................................................          218,321,301      13.6%
                                                                              ------------      ----
HEALTH CARE -- (13.7%)
    Abbott Laboratories..............................................  79,822    6,673,917       0.4%
    Amgen, Inc.......................................................  36,106    7,699,605       0.5%
    Eli Lilly & Co...................................................  49,844    5,679,724       0.4%
    Johnson & Johnson................................................ 167,504   22,117,228       1.4%
    Medtronic P.L.C..................................................  57,606    6,273,293       0.4%
    Merck & Co., Inc................................................. 135,162   11,713,139       0.7%

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS++
                                                                        --------- -------------- ---------------
HEALTH CARE -- (Continued)
      Pfizer, Inc......................................................   374,272 $   14,360,817        0.9%
      Thermo Fisher Scientific, Inc....................................    20,229      6,108,753        0.4%
      UnitedHealth Group, Inc..........................................    57,369     14,497,146        0.9%
      Other Securities.................................................              128,731,789        7.9%
                                                                                  --------------      -----
TOTAL HEALTH CARE......................................................              223,855,411       13.9%
                                                                                  --------------      -----
INDUSTRIALS -- (11.5%)
      Boeing Co. (The).................................................    23,188      7,881,833        0.5%
      Caterpillar, Inc.................................................    40,564      5,589,719        0.3%
      Union Pacific Corp...............................................    38,406      6,354,657        0.4%
      United Technologies Corp.........................................    44,282      6,358,010        0.4%
      Other Securities.................................................              162,106,242       10.1%
                                                                                  --------------      -----
TOTAL INDUSTRIALS......................................................              188,290,461       11.7%
                                                                                  --------------      -----
INFORMATION TECHNOLOGY -- (21.7%)
      Accenture P.L.C., Class A........................................    32,330      5,994,629        0.4%
*     Adobe, Inc.......................................................    20,995      5,835,140        0.4%
      Apple, Inc.......................................................   255,954     63,671,117        4.0%
      Broadcom, Inc....................................................    21,505      6,297,739        0.4%
      Cisco Systems, Inc...............................................   253,512     12,044,355        0.7%
      Intel Corp.......................................................   350,728     19,826,654        1.2%
      International Business Machines Corp.............................    51,099      6,833,469        0.4%
      Mastercard, Inc., Class A........................................    54,335     15,040,471        0.9%
      Microsoft Corp...................................................   367,753     52,724,748        3.3%
      Oracle Corp......................................................   131,879      7,186,087        0.4%
      QUALCOMM, Inc....................................................    70,210      5,647,692        0.4%
      Texas Instruments, Inc...........................................    56,294      6,642,129        0.4%
#     Visa, Inc., Class A..............................................    87,176     15,592,299        1.0%
      Other Securities.................................................              129,990,852        8.0%
                                                                                  --------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................              353,327,381       21.9%
                                                                                  --------------      -----
MATERIALS -- (3.5%)
      Other Securities.................................................               56,636,848        3.5%
                                                                                  --------------      -----
REAL ESTATE -- (0.2%)
      Other Securities.................................................                3,041,516        0.2%
                                                                                  --------------      -----
UTILITIES -- (2.6%)
      Other Securities.................................................               42,489,625        2.6%
                                                                                  --------------      -----
TOTAL COMMON STOCKS
  (Cost $1,137,548,468)................................................            1,608,308,908       99.8%
                                                                                  --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 2,965,354      2,965,354        0.2%
                                                                                  --------------      -----
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  The DFA Short Term Investment Fund............................... 1,704,991     19,728,456        1.2%
                                                                                  --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,160,239,437)................................................           $1,631,002,718      101.2%
                                                                                  ==============      =====

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                  LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                               -------------- ----------- ------- --------------
Common Stocks
   Communication Services..... $  163,903,990          --     --  $  163,903,990
   Consumer Discretionary.....    179,494,965          --     --     179,494,965
   Consumer Staples...........    111,288,218          --     --     111,288,218
   Energy.....................     67,659,192          --     --      67,659,192
   Financials.................    218,321,301          --     --     218,321,301
   Health Care................    223,855,411          --     --     223,855,411
   Industrials................    188,290,461          --     --     188,290,461
   Information Technology.....    353,327,381          --     --     353,327,381
   Materials..................     56,636,848          --     --      56,636,848
   Real Estate................      3,041,516          --     --       3,041,516
   Utilities..................     42,489,625          --     --      42,489,625
Temporary Cash Investments....      2,965,354          --     --       2,965,354
Securities Lending Collateral.             -- $19,728,456     --      19,728,456
                               -------------- ----------- ------  --------------
TOTAL......................... $1,611,274,262 $19,728,456     --  $1,631,002,718
                               ============== =========== ======  ==============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                 VALUE+
                                                             ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA
  Investment Trust Company.................................. $25,666,839,275
                                                             ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $25,666,839,275
                                                             ===============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (92.1%)
COMMUNICATION SERVICES -- (2.9%)
    News Corp., Class A.............................................. 2,484,324 $   34,060,082       0.3%
    Other Securities.................................................              300,416,006       2.8%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              334,476,088       3.1%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (12.9%)
*   AutoNation, Inc..................................................   725,245     36,878,708       0.3%
    BorgWarner, Inc..................................................   877,413     36,570,574       0.3%
#   Dick's Sporting Goods, Inc.......................................   871,974     33,945,948       0.3%
#   Foot Locker, Inc.................................................   805,205     35,034,470       0.3%
#   Macy's, Inc...................................................... 2,761,562     41,865,280       0.4%
    PulteGroup, Inc..................................................   972,588     38,164,353       0.4%
    Toll Brothers, Inc............................................... 1,501,529     59,715,808       0.6%
    Other Securities.................................................            1,216,698,080      11.3%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            1,498,873,221      13.9%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.7%)
    Bunge, Ltd.......................................................   692,640     37,402,560       0.4%
*   Post Holdings, Inc...............................................   576,951     59,368,258       0.6%
*   US Foods Holding Corp............................................ 1,417,618     56,236,906       0.5%
    Other Securities.................................................              276,694,351       2.5%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              429,702,075       4.0%
                                                                                --------------      ----
ENERGY -- (6.8%)
    Helmerich & Payne, Inc...........................................   893,686     33,513,225       0.3%
    HollyFrontier Corp...............................................   713,678     39,209,469       0.4%
#   Murphy Oil Corp.................................................. 1,939,932     40,020,797       0.4%
    PBF Energy, Inc., Class A........................................ 1,309,359     42,266,109       0.4%
*   WPX Energy, Inc.................................................. 3,408,154     34,013,377       0.3%
    Other Securities.................................................              604,741,338       5.6%
                                                                                --------------      ----
TOTAL ENERGY.........................................................              793,764,315       7.4%
                                                                                --------------      ----
FINANCIALS -- (25.7%)
    Assured Guaranty, Ltd............................................ 1,107,595     51,968,357       0.5%
*   Athene Holding, Ltd., Class A....................................   786,477     34,093,778       0.3%
#   Invesco, Ltd..................................................... 1,986,347     33,410,357       0.3%
    Investors Bancorp, Inc........................................... 2,930,842     35,316,646       0.3%
#   New York Community Bancorp, Inc.................................. 4,318,809     50,314,125       0.5%
    Old Republic International Corp.................................. 1,768,205     39,501,700       0.4%
#   PacWest Bancorp.................................................. 1,343,347     49,690,406       0.5%
#   People's United Financial, Inc................................... 3,724,019     60,217,387       0.6%
    Popular, Inc.....................................................   851,648     46,380,750       0.4%
#   Prosperity Bancshares, Inc.......................................   511,178     35,281,506       0.3%
    Santander Consumer USA Holdings, Inc............................. 1,775,982     44,541,629       0.4%
    TCF Financial Corp............................................... 1,146,816     45,402,445       0.4%
    Unum Group....................................................... 1,419,659     39,097,409       0.4%
#   Voya Financial, Inc..............................................   843,342     45,506,734       0.4%
    Other Securities.................................................            2,364,446,190      21.9%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            2,975,169,419      27.6%
                                                                                --------------      ----

U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                                                   PERCENTAGE
                                                                        SHARES       VALUE+      OF NET ASSETS++
                                                                      ---------- --------------- ---------------
HEALTH CARE -- (4.5%)
    Perrigo Co. P.L.C................................................    959,782 $    50,887,642       0.5%
    Other Securities.................................................                472,511,451       4.3%
                                                                                 ---------------      ----
TOTAL HEALTH CARE....................................................                523,399,093       4.8%
                                                                                 ---------------      ----
INDUSTRIALS -- (19.0%)
*   AECOM............................................................  1,506,232      60,264,342       0.6%
    AGCO Corp........................................................    461,249      35,373,186       0.3%
#   Air Lease Corp...................................................  1,055,768      46,432,677       0.4%
    AMERCO...........................................................    104,935      42,502,872       0.4%
#*  Colfax Corp......................................................  1,011,578      33,989,021       0.3%
*   Genesee & Wyoming, Inc., Class A.................................    544,362      60,440,513       0.6%
*   JetBlue Airways Corp.............................................  2,616,272      50,494,050       0.5%
#   Knight-Swift Transportation Holdings, Inc........................  1,027,428      37,460,025       0.4%
#*  MasTec, Inc......................................................    584,383      36,781,066       0.3%
    Owens Corning....................................................    734,162      44,989,447       0.4%
    Quanta Services, Inc.............................................  1,422,606      59,820,582       0.6%
    Other Securities.................................................              1,700,725,336      15.7%
                                                                                 ---------------      ----
TOTAL INDUSTRIALS....................................................              2,209,273,117      20.5%
                                                                                 ---------------      ----
INFORMATION TECHNOLOGY -- (10.3%)
*   Arrow Electronics, Inc...........................................    922,098      73,103,929       0.7%
    Avnet, Inc.......................................................  1,141,128      45,143,024       0.4%
    Jabil, Inc.......................................................  1,280,115      47,133,834       0.4%
    SYNNEX Corp......................................................    365,094      42,986,168       0.4%
*   Tech Data Corp...................................................    455,346      55,324,539       0.5%
*   Xerox Holdings Corp..............................................  1,083,724      36,770,755       0.3%
    Other Securities.................................................                888,576,221       8.3%
                                                                                 ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................              1,189,038,470      11.0%
                                                                                 ---------------      ----
MATERIALS -- (5.9%)
    Reliance Steel & Aluminum Co.....................................    646,255      74,991,430       0.7%
    Other Securities.................................................                611,325,201       5.7%
                                                                                 ---------------      ----
TOTAL MATERIALS......................................................                686,316,631       6.4%
                                                                                 ---------------      ----
REAL ESTATE -- (0.2%)
    Other Securities.................................................                 21,955,071       0.2%
                                                                                 ---------------      ----
UTILITIES -- (0.2%)
    Other Securities.................................................                 21,965,987       0.2%
                                                                                 ---------------      ----
TOTAL COMMON STOCKS..................................................             10,683,933,487      99.1%
                                                                                 ---------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                    601,793       0.0%
                                                                                 ---------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $9,565,560,141)..............................................             10,684,535,280
                                                                                 ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
    State Street Institutional U.S. Government Money Market Fund,
      1.752%......................................................... 88,748,588      88,748,588       0.8%
                                                                                 ---------------      ----

U.S. TARGETED VALUE PORTFOLIO

CONTINUED


                                                                                                     PERCENTAGE
                                                                          SHARES       VALUE+      OF NET ASSETS++
                                                                        ---------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (7.1%)
@(S)  The DFA Short Term Investment Fund............................... 71,335,750 $   825,425,969        7.7%
                                                                                   ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $10,479,633,200)...............................................            $11,598,709,837      107.6%
                                                                                   ===============      =====

As of October 31, 2019, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    612     12/20/19  $89,594,995 $92,895,480   $3,300,485
                                                                        ----------- -----------   ----------
TOTAL FUTURES CONTRACTS...........................                      $89,594,995 $92,895,480   $3,300,485
                                                                        =========== ===========   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               --------------- ------------ ------- ---------------
Common Stocks
   Communication Services..... $   334,476,088           --     --  $   334,476,088
   Consumer Discretionary.....   1,498,811,410 $     61,811     --    1,498,873,221
   Consumer Staples...........     429,702,075           --     --      429,702,075
   Energy.....................     793,764,315           --     --      793,764,315
   Financials.................   2,974,965,929      203,490     --    2,975,169,419
   Health Care................     523,399,093           --     --      523,399,093
   Industrials................   2,209,273,117           --     --    2,209,273,117
   Information Technology.....   1,188,997,324       41,146     --    1,189,038,470
   Materials..................     686,316,631           --     --      686,316,631
   Real Estate................      21,955,071           --     --       21,955,071
   Utilities..................      21,965,987           --     --       21,965,987
Preferred Stocks
   Communication Services.....         601,793           --     --          601,793
Temporary Cash Investments....      88,748,588           --     --       88,748,588
Securities Lending Collateral.              --  825,425,969     --      825,425,969
Futures Contracts**...........       3,300,485           --     --        3,300,485
                               --------------- ------------ ------  ---------------
TOTAL......................... $10,776,277,906 $825,732,416     --  $11,602,010,322
                               =============== ============ ======  ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (91.4%)
COMMUNICATION SERVICES -- (3.2%)
    Telephone & Data Systems, Inc.................................... 3,304,152 $   86,205,326         0.6%
    Other Securities.................................................              391,457,453         2.9%
                                                                                --------------     -------
TOTAL COMMUNICATION SERVICES.........................................              477,662,779         3.5%
                                                                                --------------     -------
CONSUMER DISCRETIONARY -- (12.6%)
    Aaron's, Inc..................................................... 1,452,368    108,825,934         0.8%
#*  AutoNation, Inc.................................................. 1,445,824     73,520,150         0.5%
    Graham Holdings Co., Class B.....................................   124,562     78,431,709         0.6%
    MDC Holdings, Inc................................................ 1,994,009     77,188,088         0.6%
*   Meritage Homes Corp.............................................. 1,426,415    102,830,257         0.8%
*   Taylor Morrison Home Corp........................................ 4,007,062    100,376,903         0.7%
*   TopBuild Corp....................................................   720,019     74,831,575         0.5%
*   TRI Pointe Group, Inc............................................ 4,629,137     72,862,616         0.5%
    Other Securities.................................................            1,197,166,226         8.7%
                                                                                --------------     -------
TOTAL CONSUMER DISCRETIONARY.........................................            1,886,033,458        13.7%
                                                                                --------------     -------
CONSUMER STAPLES -- (3.5%)
*   Darling Ingredients, Inc......................................... 5,534,041    106,806,991         0.8%
    Seaboard Corp....................................................    16,923     71,399,660         0.5%
    Other Securities.................................................              347,413,164         2.5%
                                                                                --------------     -------
TOTAL CONSUMER STAPLES...............................................              525,619,815         3.8%
                                                                                --------------     -------
ENERGY -- (7.3%)
    PBF Energy, Inc., Class A........................................ 2,602,900     84,021,612         0.6%
    World Fuel Services Corp......................................... 2,497,096    104,303,700         0.8%
    Other Securities.................................................              898,277,542         6.5%
                                                                                --------------     -------
TOTAL ENERGY.........................................................            1,086,602,854         7.9%
                                                                                --------------     -------
FINANCIALS -- (26.6%)
    American Equity Investment Life Holding Co....................... 3,225,311     79,600,675         0.6%
    Associated Banc-Corp............................................. 4,391,493     88,312,924         0.7%
#   CNO Financial Group, Inc......................................... 4,510,009     70,581,641         0.5%
    First BanCorp.................................................... 6,677,386     70,246,101         0.5%
#   Fulton Financial Corp............................................ 5,174,416     88,275,537         0.7%
    IBERIABANK Corp.................................................. 1,058,302     77,668,784         0.6%
    International Bancshares Corp.................................... 1,592,840     65,242,726         0.5%
    Kemper Corp...................................................... 1,171,842     84,232,003         0.6%
    Navient Corp..................................................... 4,673,633     64,355,926         0.5%
#   Old National Bancorp............................................. 4,778,482     85,988,784         0.6%
    TCF Financial Corp............................................... 2,056,294     81,408,679         0.6%
#   United Bankshares, Inc........................................... 1,791,222     70,824,918         0.5%
#   Valley National Bancorp.......................................... 5,764,321     66,750,837         0.5%
    Washington Federal, Inc.......................................... 2,768,286    100,931,708         0.7%
    Other Securities.................................................            2,880,034,020        20.8%
                                                                                --------------     -------
TOTAL FINANCIALS.....................................................            3,974,455,263        28.9%
                                                                                --------------     -------
HEALTH CARE -- (3.0%)
#*  Acadia Healthcare Co., Inc....................................... 2,401,247     72,013,398         0.5%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED


                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.................................................           $   371,949,626         2.7%
                                                                                ---------------     -------
TOTAL HEALTH CARE....................................................               443,963,024         3.2%
                                                                                ---------------     -------
INDUSTRIALS -- (17.9%)
    Air Lease Corp................................................... 1,500,302      65,983,282         0.5%
    Aircastle, Ltd................................................... 3,062,353      83,357,249         0.6%
#*  Colfax Corp...................................................... 2,036,796      68,436,346         0.5%
#*  FTI Consulting, Inc..............................................   930,957     101,353,289         0.7%
#   GATX Corp........................................................ 1,283,453     102,098,686         0.8%
*   Hertz Global Holdings, Inc....................................... 5,033,761      68,006,111         0.5%
#   Macquarie Infrastructure Corp.................................... 1,596,986      68,893,976         0.5%
    Regal Beloit Corp................................................ 1,014,437      75,119,060         0.6%
    SkyWest, Inc..................................................... 1,727,796     102,890,252         0.8%
    Triton International, Ltd........................................ 2,100,474      77,087,396         0.6%
    Other Securities.................................................             1,853,138,425        13.3%
                                                                                ---------------     -------
TOTAL INDUSTRIALS....................................................             2,666,364,072        19.4%
                                                                                ---------------     -------
INFORMATION TECHNOLOGY -- (10.6%)
*   Amkor Technology, Inc............................................ 6,537,297      81,258,602         0.6%
*   CACI International, Inc., Class A................................   439,734      98,390,482         0.7%
*   Insight Enterprises, Inc......................................... 1,041,167      63,906,830         0.5%
*   Sanmina Corp..................................................... 2,305,591      70,850,811         0.5%
    SYNNEX Corp......................................................   632,217      74,437,230         0.5%
*   Tech Data Corp................................................... 1,103,723     134,102,344         1.0%
#   Vishay Intertechnology, Inc...................................... 3,965,663      79,908,109         0.6%
    Other Securities.................................................               985,823,037         7.1%
                                                                                ---------------     -------
TOTAL INFORMATION TECHNOLOGY.........................................             1,588,677,445        11.5%
                                                                                ---------------     -------
MATERIALS -- (6.3%)
    Carpenter Technology Corp........................................ 1,573,170      77,116,793         0.6%
    Commercial Metals Co ............................................ 4,138,745      80,001,941         0.6%
    Domtar Corp...................................................... 2,246,670      81,756,321         0.6%
#*  Element Solutions, Inc........................................... 6,662,951      72,359,648         0.5%
    Other Securities.................................................               624,356,842         4.5%
                                                                                ---------------     -------
TOTAL MATERIALS......................................................               935,591,545         6.8%
                                                                                ---------------     -------
REAL ESTATE -- (0.2%)
    Other Securities.................................................                34,419,316         0.3%
                                                                                ---------------     -------
UTILITIES -- (0.2%)
    Other Security...................................................                31,705,701         0.2%
                                                                                ---------------     -------
TOTAL COMMON STOCKS..................................................            13,651,095,272        99.2%
                                                                                ---------------     -------
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                   439,497         0.0%
                                                                                ---------------     -------
TOTAL INVESTMENT SECURITIES
  (Cost $11,391,408,237).............................................            13,651,534,769
                                                                                ---------------

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED


                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (1.5%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 222,084,643 $   222,084,643         1.6%
                                                                                    ---------------     -------
SECURITIES LENDING COLLATERAL -- (7.1%)
@(S)  The DFA Short Term Investment Fund...............................  91,811,493   1,062,350,780         7.7%
                                                                                    ---------------     -------
TOTAL INVESTMENTS--(100.0%)
  (Cost $12,675,712,209)...............................................             $14,935,970,192       108.5%
                                                                                    ===============     =======

As of October 31, 2019, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    649     12/20/19  $98,055,691 $98,511,710    $456,019
                                                                        ----------- -----------    --------
TOTAL FUTURES CONTRACTS...........................                      $98,055,691 $98,511,710    $456,019
                                                                        =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                               --------------- -------------- ------- ---------------
Common Stocks
   Communication Services..... $   477,662,779             --     --  $   477,662,779
   Consumer Discretionary.....   1,885,980,140 $       53,318     --    1,886,033,458
   Consumer Staples...........     525,619,815             --     --      525,619,815
   Energy.....................   1,086,602,854             --     --    1,086,602,854
   Financials.................   3,973,986,807        468,456     --    3,974,455,263
   Health Care................     443,926,061         36,963     --      443,963,024
   Industrials................   2,666,364,072             --     --    2,666,364,072
   Information Technology.....   1,588,677,445             --     --    1,588,677,445
   Materials..................     935,591,545             --     --      935,591,545
   Real Estate................      34,419,316             --     --       34,419,316
   Utilities..................      31,705,701             --     --       31,705,701
Preferred Stocks
   Communication Services.....         439,497             --     --          439,497
Temporary Cash Investments....     222,084,643             --     --      222,084,643
Securities Lending Collateral.              --  1,062,350,780     --    1,062,350,780
Futures Contracts**...........         456,019             --     --          456,019
                               --------------- -------------- ------  ---------------
TOTAL......................... $13,873,516,694 $1,062,909,517     --  $14,936,426,211
                               =============== ============== ======  ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (94.7%)
COMMUNICATION SERVICES -- (8.1%)
*   Alphabet, Inc., Class A..........................................   131,837 $  165,956,416         0.6%
*   Alphabet, Inc., Class C..........................................   127,904    161,173,109         0.6%
    AT&T, Inc........................................................ 9,445,617    363,561,798         1.4%
    Comcast Corp., Class A........................................... 3,785,859    169,682,200         0.7%
*   Facebook, Inc., Class A.......................................... 1,559,452    298,868,976         1.1%
    Verizon Communications, Inc...................................... 4,479,769    270,891,631         1.0%
    Walt Disney Co. (The)............................................   879,338    114,243,593         0.4%
    Other Securities.................................................              708,862,131         2.7%
                                                                                --------------     -------
TOTAL COMMUNICATION SERVICES.........................................            2,253,239,854         8.5%
                                                                                --------------     -------
CONSUMER DISCRETIONARY -- (11.6%)
*   Amazon.com, Inc..................................................   320,056    568,630,693         2.2%
    Home Depot, Inc. (The)...........................................   659,768    154,768,377         0.6%
    McDonald's Corp..................................................   422,272     83,060,902         0.3%
    NIKE, Inc., Class B..............................................   897,617     80,381,602         0.3%
    Other Securities.................................................            2,335,214,984         8.7%
                                                                                --------------     -------
TOTAL CONSUMER DISCRETIONARY.........................................            3,222,056,558        12.1%
                                                                                --------------     -------
CONSUMER STAPLES -- (6.0%)
    Altria Group, Inc................................................ 1,641,210     73,509,796         0.3%
    Coca-Cola Co. (The).............................................. 2,670,749    145,368,868         0.6%
    Costco Wholesale Corp............................................   310,004     92,105,288         0.4%
    PepsiCo, Inc..................................................... 1,094,982    150,198,681         0.6%
    Procter & Gamble Co. (The)....................................... 1,579,025    196,604,403         0.7%
    Walmart, Inc.....................................................   987,203    115,759,424         0.4%
    Other Securities.................................................              903,206,704         3.3%
                                                                                --------------     -------
TOTAL CONSUMER STAPLES...............................................            1,676,753,164         6.3%
                                                                                --------------     -------
ENERGY -- (4.6%)
    Chevron Corp..................................................... 1,533,622    178,114,859         0.7%
    Exxon Mobil Corp................................................. 3,512,052    237,309,354         0.9%
    Other Securities.................................................              860,330,208         3.2%
                                                                                --------------     -------
TOTAL ENERGY.........................................................            1,275,754,421         4.8%
                                                                                --------------     -------
FINANCIALS -- (14.3%)
    Bank of America Corp............................................. 5,850,983    182,960,238         0.7%
*   Berkshire Hathaway, Inc., Class B................................ 1,192,385    253,477,203         1.0%
    Citigroup, Inc................................................... 1,414,364    101,636,197         0.4%
    JPMorgan Chase & Co.............................................. 2,760,701    344,866,769         1.3%
    Wells Fargo & Co................................................. 3,514,207    181,438,507         0.7%
    Other Securities.................................................            2,907,238,088        10.8%
                                                                                --------------     -------
TOTAL FINANCIALS.....................................................            3,971,617,002        14.9%
                                                                                --------------     -------
HEALTH CARE -- (11.0%)
    Amgen, Inc.......................................................   530,972    113,229,779         0.4%
*   Cigna Corp.......................................................   439,383     78,412,290         0.3%
    Johnson & Johnson................................................ 1,909,603    252,143,980         1.0%
    Merck & Co., Inc................................................. 1,670,437    144,760,070         0.6%
    Pfizer, Inc...................................................... 3,778,438    144,978,666         0.6%
    UnitedHealth Group, Inc..........................................   577,060    145,823,062         0.6%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED


                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.................................................           $ 2,181,162,115         8.0%
                                                                                ---------------    --------
TOTAL HEALTH CARE....................................................             3,060,509,962        11.5%
                                                                                ---------------    --------
INDUSTRIALS -- (12.2%)
    3M Co............................................................   492,759      81,300,307         0.3%
    Boeing Co. (The).................................................   315,877     107,369,751         0.4%
    Caterpillar, Inc.................................................   522,360      71,981,208         0.3%
    Honeywell International, Inc.....................................   490,013      84,639,945         0.3%
    Lockheed Martin Corp.............................................   197,743      74,485,833         0.3%
    Union Pacific Corp...............................................   505,841      83,696,452         0.3%
    United Technologies Corp.........................................   512,649      73,606,143         0.3%
    Other Securities.................................................             2,827,831,808        10.6%
                                                                                ---------------    --------
TOTAL INDUSTRIALS....................................................             3,404,911,447        12.8%
                                                                                ---------------    --------
INFORMATION TECHNOLOGY -- (20.0%)
    Accenture P.L.C., Class A........................................   493,180      91,445,436         0.4%
*   Adobe, Inc.......................................................   257,391      71,536,681         0.3%
    Apple, Inc....................................................... 4,436,038   1,103,508,813         4.2%
    Cisco Systems, Inc............................................... 2,926,380     139,032,314         0.5%
    Intel Corp....................................................... 4,520,919     255,567,551         1.0%
    International Business Machines Corp.............................   736,079      98,435,845         0.4%
    Mastercard, Inc., Class A........................................   709,200     196,313,652         0.8%
*   Micron Technology, Inc........................................... 1,599,289      76,046,192         0.3%
    Microsoft Corp................................................... 4,936,491     707,744,715         2.7%
    Oracle Corp...................................................... 2,081,480     113,419,845         0.4%
    Texas Instruments, Inc...........................................   750,861      88,594,089         0.3%
#   Visa, Inc., Class A.............................................. 1,085,673     194,183,473         0.7%
    Other Securities.................................................             2,429,013,983         8.9%
                                                                                ---------------    --------
TOTAL INFORMATION TECHNOLOGY.........................................             5,564,842,589        20.9%
                                                                                ---------------    --------
MATERIALS -- (3.8%)
    Other Securities.................................................             1,047,070,001         3.9%
                                                                                ---------------    --------
REAL ESTATE -- (0.3%)
    Other Securities.................................................                73,173,400         0.3%
                                                                                ---------------    --------
UTILITIES -- (2.8%)
    Other Securities.................................................               787,207,314         3.0%
                                                                                ---------------    --------
TOTAL COMMON STOCKS..................................................            26,337,135,712        99.0%
                                                                                ---------------    --------
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                   408,026         0.0%
                                                                                ---------------    --------
INDUSTRIALS -- (0.0%)
    Other Security...................................................                     4,499         0.0%
                                                                                ---------------    --------
TOTAL PREFERRED STOCKS...............................................                   412,525         0.0%
                                                                                ---------------    --------
TOTAL INVESTMENT SECURITIES
  (Cost $16,958,014,087).............................................            26,337,548,237
                                                                                ---------------

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED


                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 234,980,188 $   234,980,188          0.9%
                                                                                    ---------------    ---------
SECURITIES LENDING COLLATERAL -- (4.5%)
@(S)  The DFA Short Term Investment Fund............................... 107,997,640   1,249,640,696          4.7%
                                                                                    ---------------    ---------
TOTAL INVESTMENTS--(100.0%)
  (Cost $18,442,497,580)...............................................             $27,822,169,121        104.6%
                                                                                    ===============    =========

As of October 31, 2019, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................   1,368    12/20/19  $205,738,117 $207,648,720   $1,910,603
                                                                        ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...........................                      $205,738,117 $207,648,720   $1,910,603
                                                                        ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                               --------------- -------------- ------- ---------------
Common Stocks
   Communication Services..... $ 2,253,239,854             --     --  $ 2,253,239,854
   Consumer Discretionary.....   3,222,053,078 $        3,480     --    3,222,056,558
   Consumer Staples...........   1,676,753,164             --     --    1,676,753,164
   Energy.....................   1,275,754,421             --     --    1,275,754,421
   Financials.................   3,971,565,865         51,137     --    3,971,617,002
   Health Care................   3,060,509,962             --     --    3,060,509,962
   Industrials................   3,404,911,447             --     --    3,404,911,447
   Information Technology.....   5,564,842,589             --     --    5,564,842,589
   Materials..................   1,047,070,001             --     --    1,047,070,001
   Real Estate................      73,173,400             --     --       73,173,400
   Utilities..................     787,207,314             --     --      787,207,314
Preferred Stocks
   Communication Services.....         408,026             --     --          408,026
   Industrials................           4,499             --     --            4,499
Temporary Cash Investments....     234,980,188             --     --      234,980,188
Securities Lending Collateral.              --  1,249,640,696     --    1,249,640,696
Futures Contracts**...........       1,910,603             --     --        1,910,603
                               --------------- -------------- ------  ---------------
TOTAL......................... $26,574,384,411 $1,249,695,313     --  $27,824,079,724
                               =============== ============== ======  ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (94.5%)
COMMUNICATION SERVICES -- (7.1%)
*   Alphabet, Inc., Class A..........................................    96,783 $  121,830,440       0.4%
*   Alphabet, Inc., Class C..........................................   102,183    128,761,820       0.5%
    AT&T, Inc........................................................ 7,075,983    272,354,586       1.0%
*   Charter Communications, Inc., Class A............................   174,958     81,855,850       0.3%
    Comcast Corp., Class A........................................... 4,524,891    202,805,615       0.7%
*   Facebook, Inc., Class A.......................................... 1,190,043    228,071,741       0.8%
    Verizon Communications, Inc...................................... 4,053,628    245,122,885       0.9%
    Walt Disney Co. (The)............................................   737,651     95,835,618       0.4%
    Other Securities.................................................              701,618,687       2.5%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................            2,078,257,242       7.5%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (11.7%)
*   Amazon.com, Inc..................................................   322,450    572,884,017       2.1%
    Home Depot, Inc. (The)...........................................   308,857     72,451,675       0.3%
    NIKE, Inc., Class B..............................................   736,039     65,912,292       0.2%
    Other Securities.................................................            2,690,534,983       9.6%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            3,401,782,967      12.2%
                                                                                --------------      ----
CONSUMER STAPLES -- (5.4%)
    Coca-Cola Co. (The).............................................. 1,777,825     96,767,015       0.4%
    Costco Wholesale Corp............................................   279,294     82,981,040       0.3%
    PepsiCo, Inc.....................................................   960,917    131,808,985       0.5%
    Procter & Gamble Co. (The).......................................   987,815    122,992,846       0.5%
    Walmart, Inc.....................................................   997,798    117,001,793       0.4%
    Other Securities.................................................            1,036,577,149       3.6%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................            1,588,128,828       5.7%
                                                                                --------------      ----
ENERGY -- (4.5%)
    Chevron Corp..................................................... 1,471,514    170,901,636       0.6%
    Exxon Mobil Corp................................................. 3,143,859    212,430,553       0.8%
    Other Securities.................................................              929,577,337       3.3%
                                                                                --------------      ----
TOTAL ENERGY.........................................................            1,312,909,526       4.7%
                                                                                --------------      ----
FINANCIALS -- (15.6%)
    American Express Co..............................................   742,133     87,037,358       0.3%
    Bank of America Corp............................................. 5,144,454    160,867,077       0.6%
*   Berkshire Hathaway, Inc., Class B................................ 1,010,279    214,765,110       0.8%
    Citigroup, Inc................................................... 1,353,860     97,288,380       0.4%
    JPMorgan Chase & Co.............................................. 2,576,165    321,814,532       1.2%
    Wells Fargo & Co................................................. 3,455,193    178,391,615       0.7%
    Other Securities.................................................            3,493,435,955      12.4%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            4,553,600,027      16.4%
                                                                                --------------      ----
HEALTH CARE -- (10.9%)
    Amgen, Inc.......................................................   450,835     96,140,564       0.4%
*   Cigna Corp.......................................................   407,290     72,684,973       0.3%
    CVS Health Corp.................................................. 1,180,741     78,389,395       0.3%
    Gilead Sciences, Inc............................................. 1,079,751     68,790,936       0.3%
    Johnson & Johnson................................................ 2,392,005    315,840,340       1.1%
    Merck & Co., Inc................................................. 1,813,335    157,143,611       0.6%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED


                                                                                                  PERCENTAGE
                                                                       SHARES       VALUE+      OF NET ASSETS++
                                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Pfizer, Inc...................................................... 3,175,533 $   121,845,201       0.5%
    UnitedHealth Group, Inc..........................................   608,074     153,660,300       0.6%
    Other Securities.................................................             2,119,916,560       7.3%
                                                                                ---------------      ----
TOTAL HEALTH CARE....................................................             3,184,411,880      11.4%
                                                                                ---------------      ----
INDUSTRIALS -- (13.4%)
    3M Co............................................................   439,092      72,445,789       0.3%
    Caterpillar, Inc.................................................   494,834      68,188,125       0.3%
    Union Pacific Corp...............................................   618,468     102,331,715       0.4%
    United Technologies Corp.........................................   618,500      88,804,230       0.3%
    Other Securities.................................................             3,563,348,168      12.7%
                                                                                ---------------      ----
TOTAL INDUSTRIALS....................................................             3,895,118,027      14.0%
                                                                                ---------------      ----
INFORMATION TECHNOLOGY -- (19.5%)
    Accenture P.L.C., Class A........................................   433,431      80,366,776       0.3%
    Apple, Inc....................................................... 4,365,689   1,086,008,796       3.9%
    Broadcom, Inc....................................................   244,537      71,612,660       0.3%
    Cisco Systems, Inc............................................... 3,687,066     175,172,506       0.6%
    Intel Corp....................................................... 5,141,165     290,630,057       1.1%
    International Business Machines Corp.............................   689,744      92,239,465       0.3%
    Lam Research Corp................................................   284,426      77,090,823       0.3%
    Mastercard, Inc., Class A........................................   649,786     179,867,263       0.7%
*   Micron Technology, Inc........................................... 1,627,340      77,380,017       0.3%
    Microsoft Corp................................................... 4,772,363     684,213,683       2.5%
    Oracle Corp...................................................... 1,923,737     104,824,429       0.4%
    Texas Instruments, Inc...........................................   586,826      69,239,600       0.3%
#   Visa, Inc., Class A..............................................   739,794     132,319,555       0.5%
    Other Securities.................................................             2,569,923,689       9.0%
                                                                                ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................             5,690,889,319      20.5%
                                                                                ---------------      ----
MATERIALS -- (4.0%)
    Other Securities.................................................             1,175,485,520       4.2%
                                                                                ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities.................................................                85,931,993       0.3%
                                                                                ---------------      ----
UTILITIES -- (2.1%)
    Other Securities.................................................               613,792,643       2.2%
                                                                                ---------------      ----
TOTAL COMMON STOCKS..................................................            27,580,307,972      99.1%
                                                                                ---------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                   632,503       0.0%
                                                                                ---------------      ----
INDUSTRIALS -- (0.0%)
    Other Security...................................................                     8,278       0.0%
                                                                                ---------------      ----
TOTAL PREFERRED STOCKS...............................................                   640,781       0.0%
                                                                                ---------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $17,943,654,008).............................................            27,580,948,753
                                                                                ---------------

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 216,323,278 $   216,323,278        0.8%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (4.7%)
@(S)  The DFA Short Term Investment Fund............................... 119,414,241   1,381,742,178        5.0%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $19,541,573,319)...............................................             $29,179,014,209      104.9%
                                                                                    ===============      =====

As of October 31, 2019, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................   1,575    12/20/19  $236,844,052 $239,069,250   $2,225,198
                                                                        ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...........................                      $236,844,052 $239,069,250   $2,225,198
                                                                        ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                               --------------- -------------- -------- ---------------
Common Stocks
   Communication Services..... $ 2,078,257,242             --       -- $ 2,078,257,242
   Consumer Discretionary.....   3,401,773,330 $        9,637       --   3,401,782,967
   Consumer Staples...........   1,588,128,828             --       --   1,588,128,828
   Energy.....................   1,312,909,526             --       --   1,312,909,526
   Financials.................   4,553,514,252         85,775       --   4,553,600,027
   Health Care................   3,184,408,328          3,552       --   3,184,411,880
   Industrials................   3,895,118,027             --       --   3,895,118,027
   Information Technology.....   5,690,881,778          7,541       --   5,690,889,319
   Materials..................   1,175,485,520             --       --   1,175,485,520
   Real Estate................      85,931,993             --       --      85,931,993
   Utilities..................     613,792,643             --       --     613,792,643
Preferred Stocks
   Communication Services.....         632,503             --       --         632,503
   Industrials................           8,278             --       --           8,278
Temporary Cash Investments....     216,323,278             --       --     216,323,278
Securities Lending Collateral.              --  1,381,742,178       --   1,381,742,178
Futures Contracts**...........       2,225,198             --       --       2,225,198
                               --------------- -------------- -------- ---------------
TOTAL......................... $27,799,390,724 $1,381,848,683       -- $29,181,239,407
                               =============== ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (93.7%)
COMMUNICATION SERVICES -- (6.2%)
*   Alphabet, Inc., Class A..........................................    10,540 $   13,267,752       0.3%
*   Alphabet, Inc., Class C..........................................    11,067     13,945,637       0.3%
    AT&T, Inc........................................................ 1,408,047     54,195,729       1.2%
*   Charter Communications, Inc., Class A............................    22,828     10,680,308       0.2%
    Comcast Corp., Class A...........................................   487,867     21,866,199       0.5%
    Verizon Communications, Inc......................................   276,980     16,748,981       0.4%
    Walt Disney Co. (The)............................................    93,781     12,184,028       0.3%
    Other Securities.................................................              159,286,948       3.4%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              302,175,582       6.6%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (10.3%)
    General Motors Co................................................   312,543     11,614,098       0.3%
*   Murphy USA, Inc..................................................    63,703      7,512,495       0.2%
    Other Securities.................................................              483,677,170      10.4%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................              502,803,763      10.9%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.7%)
    Procter & Gamble Co. (The).......................................   116,144     14,461,089       0.3%
    Walmart, Inc.....................................................    76,857      9,012,252       0.2%
    Other Securities.................................................              156,304,812       3.4%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              179,778,153       3.9%
                                                                                --------------      ----
ENERGY -- (5.5%)
    Chevron Corp.....................................................   234,556     27,241,334       0.6%
    Exxon Mobil Corp.................................................   466,524     31,523,027       0.7%
    HollyFrontier Corp...............................................   169,076      9,289,035       0.2%
    Valero Energy Corp...............................................    89,358      8,665,939       0.2%
    Other Securities.................................................              189,241,212       4.1%
                                                                                --------------      ----
TOTAL ENERGY.........................................................              265,960,547       5.8%
                                                                                --------------      ----
FINANCIALS -- (22.8%)
    Bank of America Corp.............................................   851,074     26,613,084       0.6%
*   Berkshire Hathaway, Inc., Class B................................   140,759     29,922,548       0.7%
    Citigroup, Inc...................................................   204,743     14,712,832       0.3%
    Fifth Third Bancorp..............................................   263,905      7,674,357       0.2%
    First American Financial Corp....................................   149,802      9,254,768       0.2%
    Hartford Financial Services Group, Inc. (The)....................   173,532      9,905,207       0.2%
    JPMorgan Chase & Co..............................................   417,971     52,212,937       1.1%
    Morgan Stanley...................................................   164,084      7,556,068       0.2%
    PNC Financial Services Group, Inc. (The).........................    52,144      7,649,525       0.2%
    RenaissanceRe Holdings, Ltd......................................    40,926      7,660,529       0.2%
    Wells Fargo & Co.................................................   538,528     27,804,201       0.6%
    Other Securities.................................................              912,226,155      19.8%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            1,113,192,211      24.3%
                                                                                --------------      ----
HEALTH CARE -- (8.2%)
    Anthem, Inc......................................................    28,912      7,779,641       0.2%
*   Cigna Corp.......................................................    44,445      7,931,655       0.2%
    CVS Health Corp..................................................   137,754      9,145,488       0.2%
    Johnson & Johnson................................................    75,789     10,007,180       0.2%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                                  PERCENTAGE
                                                                        SHARES       VALUE+     OF NET ASSETS++
                                                                      ---------- -------------- ---------------
HEALTH CARE -- (Continued)
    Merck & Co., Inc.................................................    149,737 $   12,976,208       0.3%
    Pfizer, Inc......................................................    341,124     13,088,928       0.3%
    UnitedHealth Group, Inc..........................................     51,083     12,908,674       0.3%
    Other Securities.................................................               328,398,243       7.1%
                                                                                 --------------      ----
TOTAL HEALTH CARE....................................................               402,236,017       8.8%
                                                                                 --------------      ----
INDUSTRIALS -- (16.1%)
*   AECOM............................................................    197,010      7,882,370       0.2%
*   Genesee & Wyoming, Inc., Class A.................................     76,777      8,524,550       0.2%
    L3Harris Technologies, Inc.......................................     42,343      8,735,784       0.2%
*   MasTec, Inc......................................................    119,034      7,492,000       0.2%
    Norfolk Southern Corp............................................     41,621      7,575,022       0.2%
    Quanta Services, Inc.............................................    202,897      8,531,819       0.2%
    United Technologies Corp.........................................     67,283      9,660,493       0.2%
    Other Securities.................................................               724,137,803      15.7%
                                                                                 --------------      ----
TOTAL INDUSTRIALS....................................................               782,539,841      17.1%
                                                                                 --------------      ----
INFORMATION TECHNOLOGY -- (14.4%)
    Apple, Inc.......................................................    285,245     70,957,546       1.6%
    Cisco Systems, Inc...............................................    237,876     11,301,489       0.3%
    Hewlett Packard Enterprise Co....................................    472,548      7,754,513       0.2%
    Intel Corp.......................................................    578,019     32,675,414       0.7%
*   Micron Technology, Inc...........................................    295,915     14,070,758       0.3%
    Microsoft Corp...................................................    278,222     39,888,688       0.9%
    Oracle Corp......................................................    141,867      7,730,333       0.2%
    SYNNEX Corp......................................................     64,671      7,614,364       0.2%
    Other Securities.................................................               510,312,479      10.9%
                                                                                 --------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................               702,305,584      15.3%
                                                                                 --------------      ----
MATERIALS -- (4.8%)
    Reliance Steel & Aluminum Co.....................................     86,542     10,042,334       0.2%
    Other Securities.................................................               224,342,552       4.9%
                                                                                 --------------      ----
TOTAL MATERIALS......................................................               234,384,886       5.1%
                                                                                 --------------      ----
REAL ESTATE -- (0.5%)
    Other Securities.................................................                23,365,766       0.5%
                                                                                 --------------      ----
UTILITIES -- (1.2%)
    Other Securities.................................................                58,468,078       1.3%
                                                                                 --------------      ----
TOTAL COMMON STOCKS..................................................             4,567,210,428      99.6%
                                                                                 --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                   393,525       0.0%
                                                                                 --------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $2,995,944,746)..............................................             4,567,603,953
                                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
    State Street Institutional U.S. Government Money Market Fund,
      1.752%......................................................... 17,630,939     17,630,939       0.4%
                                                                                 --------------      ----

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED


                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (5.9%)
@(S)  The DFA Short Term Investment Fund............................... 24,831,344 $  287,323,477        6.3%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,300,865,688)................................................            $4,872,558,369      106.3%
                                                                                   ==============      =====

As of October 31, 2019, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    137     12/20/19  $20,597,530 $20,795,230    $197,700
                                                                        ----------- -----------    --------
TOTAL FUTURES CONTRACTS...........................                      $20,597,530 $20,795,230    $197,700
                                                                        =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               -------------- ------------ -------- --------------
Common Stocks
   Communication Services..... $  302,175,582           --       -- $  302,175,582
   Consumer Discretionary.....    502,800,094 $      3,669       --    502,803,763
   Consumer Staples...........    179,778,153           --       --    179,778,153
   Energy.....................    265,960,547           --       --    265,960,547
   Financials.................  1,113,157,868       34,343       --  1,113,192,211
   Health Care................    402,236,017           --       --    402,236,017
   Industrials................    782,539,841           --       --    782,539,841
   Information Technology.....    702,305,584           --       --    702,305,584
   Materials..................    234,384,886           --       --    234,384,886
   Real Estate................     23,365,766           --       --     23,365,766
   Utilities..................     58,468,078           --       --     58,468,078
Preferred Stocks
   Communication Services.....        393,525           --       --        393,525
Temporary Cash Investments....     17,630,939           --       --     17,630,939
Securities Lending Collateral.             --  287,323,477       --    287,323,477
Futures Contracts**...........        197,700           --       --        197,700
                               -------------- ------------ -------- --------------
TOTAL......................... $4,585,394,580 $287,361,489       -- $4,872,756,069
                               ============== ============ ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (89.2%)
COMMUNICATION SERVICES -- (3.1%)
    Cogent Communications Holdings, Inc.............................. . 631,324 $   37,020,839       0.2%
#   Nexstar Media Group, Inc., Class A...............................   414,138     40,291,486       0.2%
*   Zynga, Inc., Class A............................................. 6,669,293     41,149,538       0.2%
    Other Securities.................................................              491,304,273       2.9%
                                                                                --------------      ----
TOTAL COMMUNICATION SERVICES.........................................              609,766,136       3.5%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (13.0%)
    Aaron's, Inc.....................................................   727,525     54,513,448       0.3%
*   Deckers Outdoor Corp.............................................   346,499     52,979,697       0.3%
#   Dick's Sporting Goods, Inc.......................................   933,286     36,332,824       0.2%
*   Helen of Troy, Ltd...............................................   324,067     48,532,274       0.3%
#   Lithia Motors, Inc., Class A.....................................   260,591     41,037,871       0.2%
#*  Murphy USA, Inc..................................................   413,646     48,781,273       0.3%
    Steven Madden, Ltd...............................................   953,272     39,255,741       0.2%
#*  Tempur Sealy International, Inc..................................   444,406     40,418,726       0.2%
*   TopBuild Corp....................................................   357,071     37,110,389       0.2%
    Other Securities.................................................            2,106,497,120      12.2%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            2,505,459,363      14.4%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.7%)
#*  Boston Beer Co., Inc. (The), Class A.............................    96,755     36,230,877       0.2%
#   Sanderson Farms, Inc.............................................   312,059     48,309,854       0.3%
    Other Securities.................................................              632,587,281       3.6%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              717,128,012       4.1%
                                                                                --------------      ----
ENERGY -- (4.0%)
    Other Securities.................................................              768,821,451       4.4%
                                                                                --------------      ----
FINANCIALS -- (18.1%)
    BancorpSouth Bank................................................ 1,485,534     45,561,328       0.3%
    Cathay General Bancorp........................................... 1,256,514     44,694,203       0.3%
    Columbia Banking System, Inc..................................... 1,031,366     40,532,684       0.2%
#   Community Bank System, Inc.......................................   620,520     42,058,846       0.2%
#   Federated Investors, Inc., Class B............................... 1,156,752     36,946,659       0.2%
    FirstCash, Inc...................................................   587,929     49,615,328       0.3%
#   Glacier Bancorp, Inc.............................................   932,686     39,471,272       0.2%
#*  LendingTree, Inc.................................................   112,606     40,521,269       0.2%
#   RLI Corp.........................................................   474,546     46,182,817       0.3%
    Selective Insurance Group, Inc...................................   740,031     51,150,943       0.3%
    TCF Financial Corp............................................... 1,562,941     61,876,834       0.4%
    Other Securities.................................................            3,006,108,647      17.3%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            3,504,720,830      20.2%
                                                                                --------------      ----
HEALTH CARE -- (8.3%)
*   Amedisys, Inc....................................................   364,629     46,862,119       0.3%
*   Horizon Therapeutics P.L.C....................................... 2,206,712     63,796,044       0.4%
#*  LHC Group, Inc...................................................   381,579     42,343,822       0.3%
    Other Securities.................................................            1,449,445,083       8.2%
                                                                                --------------      ----
TOTAL HEALTH CARE....................................................            1,602,447,068       9.2%
                                                                                --------------      ----

U.S. SMALL CAP PORTFOLIO

CONTINUED


                                                                                                    PERCENTAGE
                                                                        SHARES        VALUE+      OF NET ASSETS++
                                                                      ----------- --------------- ---------------
INDUSTRIALS -- (18.2%)
    Armstrong World Industries, Inc..................................     525,430 $    49,143,468       0.3%
#*  Cimpress NV......................................................     293,238      38,742,605       0.2%
*   Clean Harbors, Inc...............................................     518,261      42,735,802       0.3%
*   FTI Consulting, Inc..............................................     402,955      43,869,711       0.3%
*   Generac Holdings, Inc............................................     545,711      52,704,768       0.3%
#   MSA Safety, Inc..................................................     350,718      42,110,710       0.2%
*   RBC Bearings, Inc................................................     255,557      41,001,565       0.2%
    Simpson Manufacturing Co., Inc...................................     480,682      39,723,560       0.2%
    Tetra Tech, Inc..................................................     660,168      57,744,895       0.3%
#*  Trex Co., Inc....................................................     514,242      45,196,729       0.3%
    Other Securities.................................................               3,059,255,549      17.6%
                                                                                  ---------------      ----
TOTAL INDUSTRIALS....................................................               3,512,229,362      20.2%
                                                                                  ---------------      ----
INFORMATION TECHNOLOGY -- (12.3%)
*   ACI Worldwide, Inc...............................................   1,171,716      36,780,165       0.2%
    Cabot Microelectronics Corp......................................     308,834      46,670,994       0.3%
*   CACI International, Inc., Class A................................     165,649      37,063,964       0.2%
*   Cirrus Logic, Inc................................................     572,846      38,930,614       0.2%
    KBR, Inc.........................................................   1,714,360      48,276,378       0.3%
*   Manhattan Associates, Inc........................................     552,572      41,415,271       0.2%
    Science Applications International Corp..........................     458,863      37,911,261       0.2%
*   Tech Data Corp...................................................     393,553      47,816,689       0.3%
    Other Securities.................................................               2,046,417,672      11.8%
                                                                                  ---------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................               2,381,283,008      13.7%
                                                                                  ---------------      ----
MATERIALS -- (4.7%)
    Other Securities.................................................                 912,582,722       5.3%
                                                                                  ---------------      ----
REAL ESTATE -- (0.5%)
    Other Securities.................................................                  91,820,788       0.5%
                                                                                  ---------------      ----
UTILITIES -- (3.3%)
#   American States Water Co.........................................     380,399      36,187,357       0.2%
#   Ormat Technologies, Inc..........................................     470,860      36,049,042       0.2%
    PNM Resources, Inc...............................................     769,055      40,106,218       0.2%
    Other Securities.................................................                 520,178,473       3.0%
                                                                                  ---------------      ----
TOTAL UTILITIES......................................................                 632,521,090       3.6%
                                                                                  ---------------      ----
TOTAL COMMON STOCKS..................................................              17,238,779,830      99.1%
                                                                                  ---------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                   1,736,605       0.0%
                                                                                  ---------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Security...................................................                         341       0.0%
                                                                                  ---------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $13,883,352,488).............................................              17,240,516,776
                                                                                  ---------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
    State Street Institutional U.S. Government Money Market Fund,
      1.752%......................................................... 112,333,400     112,333,400       0.7%
                                                                                  ---------------      ----

U.S. SMALL CAP PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (10.2%)
@(S)  The DFA Short Term Investment Fund............................... 169,778,412 $ 1,964,506,010       11.3%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $15,959,983,800)...............................................             $19,317,356,186      111.1%
                                                                                    ===============      =====

As of October 31, 2019, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................   1,004    12/20/19  $147,032,232 $152,397,160   $5,364,928
                                                                        ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...........................                      $147,032,232 $152,397,160   $5,364,928
                                                                        ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------------
                                   LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                               --------------- -------------- -------- ---------------
Common Stocks
   Communication Services..... $   609,766,136             --       -- $   609,766,136
   Consumer Discretionary.....   2,505,429,809 $       29,554       --   2,505,459,363
   Consumer Staples...........     717,128,012             --       --     717,128,012
   Energy.....................     768,821,451             --       --     768,821,451
   Financials.................   3,504,527,975        192,855       --   3,504,720,830
   Health Care................   1,602,436,668         10,400       --   1,602,447,068
   Industrials................   3,512,229,362             --       --   3,512,229,362
   Information Technology.....   2,381,264,380         18,628       --   2,381,283,008
   Materials..................     912,582,722             --       --     912,582,722
   Real Estate................      91,820,788             --       --      91,820,788
   Utilities..................     632,521,090             --       --     632,521,090
Preferred Stocks
   Communication Services.....       1,736,605             --       --       1,736,605
Rights/Warrants
   Consumer Discretionary.....              --            341       --             341
Temporary Cash Investments....     112,333,400             --       --     112,333,400
Securities Lending Collateral.              --  1,964,506,010       --   1,964,506,010
Futures Contracts**...........       5,364,928             --       --       5,364,928
                               --------------- -------------- -------- ---------------
TOTAL......................... $17,357,963,326 $1,964,757,788       -- $19,322,721,114
                               =============== ============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                      --------- -------------- ---------------
COMMON STOCKS -- (90.3%)
COMMUNICATION SERVICES -- (2.3%)
    Other Securities.................................................           $  157,740,820       2.5%
                                                                                --------------      ----
CONSUMER DISCRETIONARY -- (11.8%)
#   Callaway Golf Co................................................. 1,105,362     22,350,420       0.4%
*   Cavco Industries, Inc............................................    89,870     17,223,585       0.3%
#*  Crocs, Inc.......................................................   522,598     18,285,704       0.3%
#*  Gentherm, Inc....................................................   398,697     16,653,574       0.3%
    La-Z-Boy, Inc....................................................   558,862     19,845,190       0.3%
    MDC Holdings, Inc................................................   462,269     17,894,433       0.3%
#*  Sleep Number Corp................................................   435,376     20,950,293       0.3%
#   Winnebago Industries, Inc........................................   345,353     16,601,119       0.3%
    Other Securities.................................................              668,988,329      10.4%
                                                                                --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................              818,792,647      12.9%
                                                                                --------------      ----
CONSUMER STAPLES -- (3.6%)
    Coca-Cola Consolidated, Inc......................................    61,754     16,942,827       0.3%
    Inter Parfums, Inc...............................................   301,212     23,322,845       0.4%
#   WD-40 Co.........................................................    92,091     17,257,853       0.3%
    Other Securities.................................................              195,184,819       3.0%
                                                                                --------------      ----
TOTAL CONSUMER STAPLES...............................................              252,708,344       4.0%
                                                                                --------------      ----
ENERGY -- (4.7%)
    Other Securities.................................................              329,187,071       5.2%
                                                                                --------------      ----
FINANCIALS -- (20.4%)
    Ameris Bancorp...................................................   476,979     20,438,550       0.3%
    First BanCorp.................................................... 1,694,054     17,821,448       0.3%
    Horace Mann Educators Corp.......................................   409,827     17,852,064       0.3%
*   NMI Holdings, Inc., Class A......................................   763,913     22,344,455       0.4%
    Safety Insurance Group, Inc......................................   178,562     17,356,226       0.3%
    Walker & Dunlop, Inc.............................................   339,012     21,354,366       0.3%
    WSFS Financial Corp..............................................   404,092     17,040,560       0.3%
    Other Securities.................................................            1,285,986,555      20.1%
                                                                                --------------      ----
TOTAL FINANCIALS.....................................................            1,420,194,224      22.3%
                                                                                --------------      ----
HEALTH CARE -- (9.7%)
#   Atrion Corp......................................................    20,115     16,965,594       0.3%
    CONMED Corp......................................................   251,185     27,635,374       0.4%
*   CorVel Corp......................................................   260,818     20,635,920       0.3%
    Ensign Group, Inc. (The).........................................   472,750     19,973,687       0.3%
#   US Physical Therapy, Inc.........................................   141,440     20,009,517       0.3%
    Other Securities.................................................              572,455,025       9.0%
                                                                                --------------      ----
TOTAL HEALTH CARE....................................................              677,675,117      10.6%
                                                                                --------------      ----
INDUSTRIALS -- (18.6%)
#   AAON, Inc........................................................   397,794     19,356,656       0.3%
    Albany International Corp., Class A..............................   214,764     18,035,881       0.3%
*   Casella Waste Systems, Inc., Class A.............................   462,261     20,149,957       0.3%
    Comfort Systems USA, Inc.........................................   370,163     18,659,917       0.3%
    Federal Signal Corp..............................................   665,416     21,586,095       0.3%

U.S. MICRO CAP PORTFOLIO

CONTINUED


                                                                                               PERCENTAGE
                                                                      SHARES      VALUE+     OF NET ASSETS++
                                                                      ------- -------------- ---------------
INDUSTRIALS -- (Continued)
    Forward Air Corp................................................. 306,722 $   21,215,961       0.3%
*   Gibraltar Industries, Inc........................................ 326,472     17,378,105       0.3%
    Kaman Corp....................................................... 281,442     16,512,202       0.3%
    McGrath RentCorp................................................. 243,556     18,585,758       0.3%
*   Meritor, Inc..................................................... 757,605     16,690,038       0.3%
*   Saia, Inc........................................................ 216,536     19,315,011       0.3%
    Other Securities.................................................          1,086,557,865      17.1%
                                                                              --------------      ----
TOTAL INDUSTRIALS....................................................          1,294,043,446      20.4%
                                                                              --------------      ----
INFORMATION TECHNOLOGY -- (12.2%)
#   Badger Meter, Inc................................................ 332,787     19,235,089       0.3%
    Brooks Automation, Inc........................................... 400,565     17,011,995       0.3%
#   CSG Systems International, Inc................................... 350,580     20,207,431       0.3%
*   ExlService Holdings, Inc ........................................ 262,074     18,248,213       0.3%
*   Fabrinet......................................................... 391,593     22,019,274       0.4%
*   Insight Enterprises, Inc......................................... 311,814     19,139,143       0.3%
*   Knowles Corp..................................................... 859,266     18,542,960       0.3%
*   Lattice Semiconductor Corp....................................... 850,629     16,663,822       0.3%
*   Onto Innovation Inc.............................................. 545,072     17,551,321       0.3%
*   OSI Systems, Inc................................................. 216,976     21,532,698       0.3%
*   Plexus Corp...................................................... 225,831     16,697,944       0.3%
    Other Securities.................................................            643,975,152      10.0%
                                                                              --------------      ----
TOTAL INFORMATION TECHNOLOGY.........................................            850,825,042      13.4%
                                                                              --------------      ----
MATERIALS -- (4.2%)
    Innospec, Inc.................................................... 251,221     22,951,551       0.4%
    Kaiser Aluminum Corp............................................. 167,047     17,887,393       0.3%
    Other Securities.................................................            249,583,004       3.9%
                                                                              --------------      ----
TOTAL MATERIALS......................................................            290,421,948       4.6%
                                                                              --------------      ----
REAL ESTATE -- (0.7%)
    Other Securities.................................................             49,608,234       0.8%
                                                                              --------------      ----
UTILITIES -- (2.1%)
#   California Water Service Group................................... 408,800     22,880,536       0.4%
    Otter Tail Corp.................................................. 303,669     17,211,959       0.3%
    Other Securities.................................................            105,104,872       1.6%
                                                                              --------------      ----
TOTAL UTILITIES......................................................            145,197,367       2.3%
                                                                              --------------      ----
TOTAL COMMON STOCKS..................................................          6,286,394,260      99.0%
                                                                              --------------      ----
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    Other Security...................................................                635,471       0.0%
                                                                              --------------      ----
RIGHTS/WARRANTS -- (0.0%)
    Other Security...................................................                    508       0.0%
                                                                              --------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $4,315,833,245)..............................................          6,287,030,239
                                                                              --------------

U.S. MICRO CAP PORTFOLIO

CONTINUED


                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 57,447,741 $   57,447,741        0.9%
                                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (8.9%)
@(S)  The DFA Short Term Investment Fund............................... 53,325,046    617,024,110        9.7%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,990,234,767)................................................            $6,961,502,090      109.6%
                                                                                   ==============      =====

As of October 31, 2019, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    386     12/20/19  $57,536,063 $58,590,940   $1,054,877
                                                                        ----------- -----------   ----------
TOTAL FUTURES CONTRACTS...........................                      $57,536,063 $58,590,940   $1,054,877
                                                                        =========== ===========   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ---------------------------------------------------
                                  LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               -------------- ------------ -------- --------------
Common Stocks
   Communication Services..... $  157,740,820           --       -- $  157,740,820
   Consumer Discretionary.....    818,781,168 $     11,479       --    818,792,647
   Consumer Staples...........    252,708,344           --       --    252,708,344
   Energy.....................    329,187,071           --       --    329,187,071
   Financials.................  1,420,040,837      153,387       --  1,420,194,224
   Health Care................    677,675,117           --       --    677,675,117
   Industrials................  1,294,043,446           --       --  1,294,043,446
   Information Technology.....    850,815,662        9,380       --    850,825,042
   Materials..................    290,421,948           --       --    290,421,948
   Real Estate................     49,608,234           --       --     49,608,234
   Utilities..................    145,197,367           --       --    145,197,367
Preferred Stocks
   Communication Services.....        635,471           --       --        635,471
Rights/Warrants
   Consumer Discretionary.....             --          508       --            508
Temporary Cash Investments....     57,447,741           --       --     57,447,741
Securities Lending Collateral.             --  617,024,110       --    617,024,110
Futures Contracts**...........      1,054,877           --       --      1,054,877
                               -------------- ------------ -------- --------------
TOTAL......................... $6,345,358,103 $617,198,864       -- $6,962,556,967
                               ============== ============ ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                               PERCENTAGE
                                                                       SHARES      VALUE+    OF NET ASSETS++
                                                                      --------- ------------ ---------------
COMMON STOCKS -- (98.8%)
COMMUNICATION SERVICES -- (5.9%)
    Verizon Communications, Inc...................................... 1,041,662 $ 62,989,301       3.7%
    Other Securities.................................................             37,311,343       2.2%
                                                                                ------------      ----
TOTAL COMMUNICATION SERVICES.........................................            100,300,644       5.9%
                                                                                ------------      ----
CONSUMER DISCRETIONARY -- (16.3%)
*   Amazon.com, Inc..................................................    35,569   63,194,020       3.7%
*   Booking Holdings, Inc............................................     8,019   16,429,087       1.0%
    Home Depot, Inc. (The)...........................................   125,512   29,442,605       1.7%
    Lowe's Cos., Inc.................................................   119,377   13,323,667       0.8%
    NIKE, Inc., Class B..............................................   241,995   21,670,652       1.3%
    Starbucks Corp...................................................   127,762   10,803,555       0.6%
    Target Corp......................................................   118,241   12,641,145       0.7%
    TJX Cos., Inc. (The).............................................   208,682   12,030,517       0.7%
    Other Securities.................................................            100,909,265       6.0%
                                                                                ------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................            280,444,513      16.5%
                                                                                ------------      ----
CONSUMER STAPLES -- (9.3%)
    Altria Group, Inc................................................   442,710   19,828,981       1.2%
    Coca-Cola Co. (The)..............................................   644,805   35,096,736       2.1%
    Costco Wholesale Corp............................................    54,131   16,082,861       0.9%
    PepsiCo, Inc.....................................................   285,676   39,186,177       2.3%
    Other Securities.................................................             49,188,304       2.9%
                                                                                ------------      ----
TOTAL CONSUMER STAPLES...............................................            159,383,059       9.4%
                                                                                ------------      ----
ENERGY -- (1.2%)
    ConocoPhillips...................................................   203,326   11,223,595       0.7%
    Other Securities.................................................              9,187,457       0.5%
                                                                                ------------      ----
TOTAL ENERGY.........................................................             20,411,052       1.2%
                                                                                ------------      ----
FINANCIALS -- (3.1%)
    American Express Co..............................................    97,128   11,391,172       0.7%
    Other Securities.................................................             41,895,138       2.4%
                                                                                ------------      ----
TOTAL FINANCIALS.....................................................             53,286,310       3.1%
                                                                                ------------      ----
HEALTH CARE -- (11.8%)
    Amgen, Inc.......................................................   127,696   27,231,172       1.6%
*   Biogen, Inc......................................................    36,580   10,926,812       0.6%
    Bristol-Myers Squibb Co..........................................   341,403   19,586,290       1.2%
    Eli Lilly & Co...................................................   137,386   15,655,135       0.9%
    Gilead Sciences, Inc.............................................   182,157   11,605,222       0.7%
    Johnson & Johnson................................................   107,656   14,214,898       0.8%
    Merck & Co., Inc.................................................   650,368   56,360,891       3.3%
    Other Securities.................................................             46,808,806       2.8%
                                                                                ------------      ----
TOTAL HEALTH CARE....................................................            202,389,226      11.9%
                                                                                ------------      ----
INDUSTRIALS -- (16.9%)
    3M Co............................................................   128,903   21,267,706       1.2%
    Boeing Co. (The).................................................    41,230   14,014,489       0.8%
    Caterpillar, Inc.................................................   136,803   18,851,453       1.1%

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                                     PERCENTAGE
                                                                          SHARES       VALUE+      OF NET ASSETS++
                                                                        ---------- --------------- ---------------
INDUSTRIALS -- (Continued)
      CSX Corp.........................................................    150,667 $    10,587,370        0.6%
      Deere & Co.......................................................     65,364      11,382,487        0.7%
      Honeywell International, Inc ....................................     90,936      15,707,375        0.9%
      Lockheed Martin Corp.............................................     40,600      15,293,208        0.9%
      Northrop Grumman Corp............................................     33,188      11,698,106        0.7%
      Union Pacific Corp...............................................    182,244      30,154,092        1.8%
*     United Airlines Holdings, Inc....................................    111,212      10,102,498        0.6%
      United Parcel Service, Inc., Class B.............................    107,409      12,370,295        0.7%
      Waste Management, Inc............................................     95,402      10,705,058        0.6%
      Other Securities.................................................                107,728,860        6.4%
                                                                                   ---------------      -----
TOTAL INDUSTRIALS......................................................                289,862,997       17.0%
                                                                                   ---------------      -----
INFORMATION TECHNOLOGY -- (32.1%)
      Accenture P.L.C., Class A........................................    127,579      23,655,698        1.4%
      Apple, Inc.......................................................    276,938      68,891,097        4.1%
      Automatic Data Processing, Inc...................................     75,447      12,239,767        0.7%
      Cisco Systems, Inc...............................................    947,223      45,002,565        2.6%
      Intel Corp.......................................................    270,214      15,275,197        0.9%
      International Business Machines Corp.............................    232,157      31,046,356        1.8%
      Intuit, Inc......................................................     41,654      10,725,905        0.6%
      KLA Corp.........................................................     60,132      10,164,713        0.6%
      Mastercard, Inc., Class A........................................    156,520      43,326,301        2.5%
*     Micron Technology, Inc...........................................    216,524      10,295,716        0.6%
      Microsoft Corp...................................................    448,664      64,324,958        3.8%
      Oracle Corp......................................................    540,495      29,451,573        1.7%
      QUALCOMM, Inc....................................................    190,660      15,336,690        0.9%
      Texas Instruments, Inc...........................................    181,415      21,405,156        1.3%
      Visa, Inc., Class A..............................................    317,833      56,847,610        3.3%
      Other Securities.................................................                 93,953,991        5.6%
                                                                                   ---------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................                551,943,293       32.4%
                                                                                   ---------------      -----
MATERIALS -- (2.2%)
      Other Securities.................................................                 38,279,765        2.2%
                                                                                   ---------------      -----
UTILITIES -- (0.0%)
      Other Security...................................................                    466,235        0.0%
                                                                                   ---------------      -----
TOTAL COMMON STOCKS
  (Cost $1,512,866,781)................................................              1,696,767,094       99.6%
                                                                                   ---------------      -----
TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 11,153,223      11,153,223        0.7%
                                                                                   ---------------      -----
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund...............................    869,099      10,056,343        0.6%
                                                                                   ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,534,075,213)................................................            $ 1,717,976,660      100.9%
                                                                                   ===============      =====

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                  LEVEL 1       LEVEL 2   LEVEL 3      TOTAL
                               -------------- ----------- -------- --------------
Common Stocks
   Communication Services..... $  100,300,644          --       -- $  100,300,644
   Consumer Discretionary.....    280,444,513          --       --    280,444,513
   Consumer Staples...........    159,383,059          --       --    159,383,059
   Energy.....................     20,411,052          --       --     20,411,052
   Financials.................     53,286,310          --       --     53,286,310
   Health Care................    202,389,226          --       --    202,389,226
   Industrials................    289,862,997          --       --    289,862,997
   Information Technology.....    551,943,293          --       --    551,943,293
   Materials..................     38,279,765          --       --     38,279,765
   Utilities..................        466,235          --       --        466,235
Temporary Cash Investments....     11,153,223          --       --     11,153,223
Securities Lending Collateral.             -- $10,056,343       --     10,056,343
                               -------------- ----------- -------- --------------
TOTAL......................... $1,707,920,317 $10,056,343       -- $1,717,976,660
                               ============== =========== ======== ==============

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                               PERCENTAGE
                                                                       SHARES      VALUE+    OF NET ASSETS++
                                                                      --------- ------------ ---------------
COMMON STOCKS -- (96.1%)
FINANCIALS -- (0.0%)
    Other Security...................................................           $     71,223       0.0%
                                                                                ------------       ---
REAL ESTATE -- (96.1%)
    Alexandria Real Estate Equities, Inc............................. 1,011,790  160,621,663       1.5%
    American Campus Communities, Inc................................. 1,222,192   61,085,156       0.6%
    American Homes 4 Rent, Class A................................... 2,400,755   63,547,985       0.6%
    American Tower Corp.............................................. 3,954,874  862,478,922       8.1%
    Apartment Investment & Management Co., Class A................... 1,343,137   73,711,359       0.7%
    AvalonBay Communities, Inc....................................... 1,246,770  271,371,958       2.5%
    Boston Properties, Inc........................................... 1,376,305  188,829,046       1.8%
    Brixmor Property Group, Inc...................................... 2,653,999   58,441,058       0.6%
    Camden Property Trust............................................   862,790   98,677,292       0.9%
    Crown Castle International Corp.................................. 3,715,695  515,701,309       4.8%
    CyrusOne, Inc.................................................... 1,005,094   71,643,100       0.7%
#   Digital Realty Trust, Inc........................................ 1,858,338  236,083,260       2.2%
    Douglas Emmett, Inc.............................................. 1,481,172   64,164,371       0.6%
    Duke Realty Corp................................................. 3,212,175  112,875,830       1.1%
    Equinix, Inc.....................................................   755,402  428,146,746       4.0%
    Equity LifeStyle Properties, Inc................................. 1,541,591  107,818,875       1.0%
    Equity Residential............................................... 3,315,232  293,928,469       2.8%
    Essex Property Trust, Inc........................................   589,672  192,899,401       1.8%
    Extra Space Storage, Inc......................................... 1,147,631  128,844,532       1.2%
    Federal Realty Investment Trust..................................   666,399   90,636,928       0.9%
    Gaming and Leisure Properties, Inc............................... 1,815,266   73,264,136       0.7%
    Healthcare Trust of America, Inc., Class A....................... 1,822,240   56,489,440       0.5%
    Healthpeak Properties, Inc....................................... 4,372,556  164,495,557       1.5%
    Host Hotels & Resorts, Inc....................................... 6,521,802  106,892,335       1.0%
    Invitation Homes, Inc............................................ 4,088,959  125,899,048       1.2%
#   Iron Mountain, Inc............................................... 2,557,308   83,879,702       0.8%
    Kilroy Realty Corp...............................................   943,912   79,222,534       0.7%
    Kimco Realty Corp................................................ 3,759,747   81,060,145       0.8%
#   Lamar Advertising Co., Class A...................................   764,638   61,178,686       0.6%
    Liberty Property Trust........................................... 1,395,833   82,451,855       0.8%
    Medical Properties Trust, Inc.................................... 3,974,409   82,389,499       0.8%
    Mid-America Apartment Communities, Inc........................... 1,016,747  141,317,666       1.3%
#   National Retail Properties, Inc.................................. 1,528,931   90,069,325       0.8%
#   Omega Healthcare Investors, Inc.................................. 2,011,292   88,577,300       0.8%
    Prologis, Inc.................................................... 5,633,166  494,366,648       4.6%
    Public Storage................................................... 1,401,958  312,440,360       2.9%
    Realty Income Corp............................................... 2,840,415  232,317,543       2.2%
    Regency Centers Corp............................................. 1,490,319  100,209,050       0.9%
    SBA Communications Corp.......................................... 1,009,625  242,966,256       2.3%
    Simon Property Group, Inc........................................ 2,742,293  413,208,709       3.9%
    SL Green Realty Corp.............................................   742,559   62,077,932       0.6%
    STORE Capital Corp............................................... 1,850,462   74,943,711       0.7%
    Sun Communities, Inc.............................................   812,863  132,212,167       1.2%
    UDR, Inc......................................................... 2,597,971  130,548,043       1.2%
    Ventas, Inc...................................................... 3,326,665  216,565,892       2.0%
    VEREIT, Inc...................................................... 9,470,406   93,188,795       0.9%
    Vornado Realty Trust............................................. 1,530,564  100,450,915       0.9%
    Welltower, Inc................................................... 3,618,348  328,147,980       3.1%
    WP Carey, Inc.................................................... 1,523,163  140,222,386       1.3%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED


                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
REAL ESTATE -- (Continued)
      Other Securities.................................................             $ 2,092,380,084       19.6%
                                                                                    ---------------      -----
TOTAL REAL ESTATE......................................................              10,564,940,959       99.0%
                                                                                    ---------------      -----
TOTAL COMMON STOCKS
  (Cost $6,653,070,264)................................................              10,565,012,182       99.0%
                                                                                    ---------------      -----
TEMPORARY CASH INVESTMENTS -- (1.0%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 115,151,374     115,151,374        1.1%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund...............................  27,408,938     317,148,823        3.0%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $7,085,345,302)................................................             $10,997,312,379      103.1%
                                                                                    ===============      =====

As of October 31, 2019, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    638     12/20/19  $95,935,733 $96,842,020    $906,287
                                                                        ----------- -----------    --------
TOTAL FUTURES CONTRACTS...........................                      $95,935,733 $96,842,020    $906,287
                                                                        =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -----------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                               --------------- ------------ -------- ---------------
Common Stocks
   Financials................. $        71,223           --       -- $        71,223
   Real Estate................  10,564,940,959           --       --  10,564,940,959
Temporary Cash Investments....     115,151,374           --       --     115,151,374
Securities Lending Collateral.              -- $317,148,823       --     317,148,823
Futures Contracts**...........         906,287           --       --         906,287
                               --------------- ------------ -------- ---------------
TOTAL......................... $10,681,069,843 $317,148,823       -- $10,998,218,666
                               =============== ============ ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                   ENHANCED U.S.
                                                       LARGE      U.S. LARGE CAP
                                                      COMPANY         EQUITY     U.S. LARGE CAP   U.S. TARGETED
                                                    PORTFOLIO*      PORTFOLIO*   VALUE PORTFOLIO VALUE PORTFOLIO*
                                                   -------------- -------------- --------------- ----------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value...........................................             --             -- $   25,666,839               --
Investment Securities at Value (including $1,259,
  $32,859, $0 and $1,409,998 of securities on
  loan, respectively)............................. $      384,984 $    1,608,309             --   $   10,684,535
Temporary Cash Investments at Value & Cost........             --          2,965             --           88,749
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $1,289,
  $19,726, $0 and $825,324).......................          1,289         19,728             --          825,426
Segregated Cash for Futures Contracts.............             --             --             --              186
Foreign Currencies at Value.......................              4             --             --               --
Cash..............................................         10,476             --             --               --
Receivables:
   Investment Securities Sold.....................             --          2,379             --           11,129
   Dividends and Interest.........................          2,714          1,426             --            5,561
   Securities Lending Income......................              1              7             --              657
   Fund Shares Sold...............................            186            308         13,667            3,814
   Futures Margin Variation.......................             --             --             --            3,302
Unrealized Gain on Forward Currency Contracts.....             52             --             --               --
Unrealized Gain on Foreign Currency Contracts.....             21             --             --               --
Prepaid Expenses and Other Assets.................             12             21            128              100
                                                   -------------- -------------- --------------   --------------
       Total Assets...............................        399,739      1,635,143     25,680,634       11,623,459
                                                   -------------- -------------- --------------   --------------
LIABILITIES:
Payables:
   Due to Custodian...............................             --              5             --               --
   Upon Return of Securities Loaned...............          1,288         19,730             --          825,459
   Investment Securities Purchased................          6,951             --             --            1,785
   Fund Shares Redeemed...........................            548          3,543         19,573            7,682
   Due to Advisor.................................             21            206          3,200            3,149
   Futures Margin Variation.......................          1,535             --             --               --
Unrealized Loss on Forward Currency Contracts.....          2,591             --             --               --
Accrued Expenses and Other Liabilities............             55            130          1,284            1,013
                                                   -------------- -------------- --------------   --------------
       Total Liabilities..........................         12,989         23,614         24,057          839,088
                                                   -------------- -------------- --------------   --------------
NET ASSETS........................................ $    386,750 $      1,611,529 $   25,656,577   $   10,784,371
                                                   ============== ============== ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Class R1 Shares -- based on net assets of $0; $0;
  $0 and $56,378 and shares outstanding of 0, 0,
  0 and 2,528,378, respectively...................            N/A            N/A            N/A   $        22.30
                                                   ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED.......................            N/A            N/A            N/A      200,000,000
                                                   ============== ============== ==============   ==============
Class R2 Shares -- based on net assets of $0; $0;
  $0 and $72,669 and shares outstanding of 0, 0,
  0 and 3,276,218, respectively...................            N/A            N/A            N/A   $        22.18
                                                   ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED.......................            N/A            N/A            N/A      200,000,000
                                                   ============== ============== ==============   ==============
Institutional Class Shares -- based on net assets
  of $386,750; $1,611,529; $25,656,577 and
  $10,655,324 and shares outstanding of
  27,590,706, 86,590,830, 690,991,083 and
  477,672,944, respectively....................... $      14.02 $          18.61 $        37.13   $        22.31
                                                   ============== ============== ==============   ==============
NUMBER OF SHARES AUTHORIZED.......................  1,000,000,000  1,000,000,000  4,000,000,000    1,500,000,000
                                                   ============== ============== ==============   ==============
Investment Securities at Cost..................... $      385,113 $    1,137,548            N/A   $    9,565,560
                                                   ============== ============== ==============   ==============
Foreign Currencies at Cost........................ $            4 $           -- $           --   $           --
                                                   ============== ============== ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $      353,056 $    1,138,064 $   18,455,261   $    9,398,309
Total Distributable Earnings (Loss)...............         33,694        473,465      7,201,316        1,386,062
                                                   -------------- -------------- --------------   --------------
NET ASSETS........................................ $      386,750 $    1,611,529 $   25,656,577   $   10,784,371
                                                   ============== ============== ==============   ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                U.S. CORE      U.S. CORE
                                                              U.S. SMALL CAP     EQUITY 1       EQUITY 2       U.S. VECTOR
                                                             VALUE PORTFOLIO*   PORTFOLIO*     PORTFOLIO*   EQUITY PORTFOLIO*
                                                             ---------------- -------------- -------------- -----------------
ASSETS:
Investment Securities at Value (including $1,680,794,
  $2,000,150, $2,194,918 and $444,125 of securities on
  loan, respectively).......................................  $   13,651,535  $   26,337,548 $   27,580,949  $    4,567,604
Temporary Cash Investments at Value & Cost..................         222,085         234,980        216,323          17,631
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $1,062,219, $1,249,503,
  $1,381,596 and $287,290)..................................       1,062,351       1,249,641      1,381,742         287,323
Segregated Cash for Futures Contracts.......................           4,089           8,618          9,923             863
Receivables:
   Investment Securities Sold...............................          23,976             520         25,763             275
   Dividends and Interest...................................           6,365          22,844         21,515           3,064
   Securities Lending Income................................             995             605            766             180
   Fund Shares Sold.........................................           6,502          24,379         10,812           1,672
   Futures Margin Variation.................................           2,865              --             --              --
Prepaid Expenses and Other Assets...........................              97             148            125              33
                                                              --------------  -------------- --------------  --------------
       Total Assets.........................................      14,980,860      27,879,283     29,247,918       4,878,645
                                                              --------------  -------------- --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................       1,062,300       1,249,627      1,381,666         287,341
   Investment Securities Purchased..........................              --          19,269          4,242              --
   Fund Shares Redeemed.....................................         144,828          11,905         25,231           6,043
   Due to Advisor...........................................           5,762           3,757          4,629           1,145
   Futures Margin Variation.................................              --             821            945              82
Accrued Expenses and Other Liabilities......................           1,457           1,846          2,050             422
                                                              --------------  -------------- --------------  --------------
       Total Liabilities....................................       1,214,347       1,287,225      1,418,763         295,033
                                                              --------------  -------------- --------------  --------------
NET ASSETS..................................................  $   13,766,513  $   26,592,058 $   27,829,155  $    4,583,612
                                                              ==============  ============== ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $13,766,513; $26,592,058; $27,829,155 and $4,583,612 and
  shares outstanding of 419,799,735, 1,076,017,880,
  1,227,971,702 and 244,986,408, respectively...............  $        32.79  $        24.71 $        22.66  $        18.71
                                                              ==============  ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................   3,400,000,000   3,000,000,000  4,600,000,000   2,000,000,000
                                                              ==============  ============== ==============  ==============
Investment Securities at Cost...............................  $   11,391,408  $   16,958,014 $   17,943,654  $    2,995,945
                                                              ==============  ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $   11,289,391  $   16,761,133 $   17,576,057  $    2,930,401
Total Distributable Earnings (Loss).........................       2,477,122       9,830,925     10,253,098       1,653,211
                                                              --------------  -------------- --------------  --------------
NET ASSETS..................................................  $   13,766,513  $   26,592,058 $   27,829,155  $    4,583,612
                                                              ==============  ============== ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                              U.S. HIGH      DFA REAL
                                                                                              RELATIVE        ESTATE
                                                              U.S. SMALL CAP U.S. MICRO CAP PROFITABILITY   SECURITIES
                                                                PORTFOLIO*     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                                              -------------- -------------- ------------- --------------
ASSETS:
Investment Securities at Value (including $3,079,964,
  $895,854, $19,277 and $578,945 of securities on loan,
  respectively).............................................. $   17,240,517 $    6,287,030 $  1,696,767  $   10,565,012
Temporary Cash Investments at Value & Cost...................        112,333         57,448       11,153         115,151
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $1,964,298, $616,954, $10,055 and
  $317,124)..................................................      1,964,506        617,024       10,056         317,149
Segregated Cash for Futures Contracts........................          6,325          2,432           --           4,019
Receivables:
   Investment Securities Sold................................         40,002          6,531           --              --
   Dividends and Interest....................................          5,392          2,759        1,906           5,714
   Securities Lending Income.................................          1,094            312            5              97
   Fund Shares Sold..........................................          6,332          3,612        4,883           8,567
Prepaid Expenses and Other Assets............................             76             43           73              59
                                                              -------------- -------------- ------------  --------------
       Total Assets..........................................     19,376,577      6,977,191    1,724,843      11,015,768
                                                              -------------- -------------- ------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..........................      1,964,649        617,006       10,060         317,240
   Investment Securities Purchased...........................             --          3,837       10,300          16,469
   Fund Shares Redeemed......................................         12,357          1,552          794           8,105
   Due to Advisor............................................          5,059          2,626          243           1,290
   Futures Margin Variation..................................            603            231           --             383
Accrued Expenses and Other Liabilities.......................          1,414            640          144             844
                                                              -------------- -------------- ------------  --------------
       Total Liabilities.....................................      1,984,082        625,892       21,541         344,331
                                                              -------------- -------------- ------------  --------------
NET ASSETS................................................... $   17,392,495 $    6,351,299 $  1,703,302  $   10,671,437
                                                              ============== ============== ============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $17,392,495; $6,351,299; $1,703,302 and $10,671,437 and
  shares outstanding of 514,596,633, 305,614,181,
  126,062,603 and 254,695,760, respectively.................. $        33.80 $        20.78 $      13.51  $        41.90
                                                              ============== ============== ============  ==============
NUMBER OF SHARES AUTHORIZED..................................  2,000,000,000  3,000,000,000  500,000,000   1,700,000,000
                                                              ============== ============== ============  ==============
Investment Securities at Cost................................ $   13,883,352 $    4,315,833 $  1,512,867  $    6,653,071
                                                              ============== ============== ============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................. $   13,665,331 $    4,253,256 $  1,527,593  $    6,773,117
Total Distributable Earnings (Loss)..........................      3,727,164      2,098,043      175,709       3,898,320
                                                              -------------- -------------- ------------  --------------
NET ASSETS................................................... $   17,392,495 $    6,351,299 $  1,703,302  $   10,671,437
                                                              ============== ============== ============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                 ENHANCED U.S.
                                                                     LARGE     U.S. LARGE CAP
                                                                    COMPANY        EQUITY      U.S. LARGE CAP   U.S. TARGETED
                                                                  PORTFOLIO#     PORTFOLIO#   VALUE PORTFOLIO* VALUE PORTFOLIO#
                                                                 ------------- -------------- ---------------- ----------------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment
  Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $0
     and $0, respectively)......................................         --             --       $  651,960              --
   Income from Securities Lending...............................         --             --            1,415              --
   Expenses Allocated from Affiliated Investment Companies......         --             --          (27,377)             --
                                                                    -------       --------       ----------       ---------
       Total Net Investment Income Allocated from
         Affiliated Investment Companies........................         --             --          625,998              --
                                                                    -------       --------       ----------       ---------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $1, $0
     and $169, respectively)....................................         --       $ 30,337               --       $ 186,204
   Interest.....................................................    $ 7,002             --               --              --
   Income from Securities Lending...............................          6             99               --           5,675
          Total Fund Investment Income..........................      7,008         30,436               --         191,879
FUND EXPENSES
   Investment Management Fees...................................        659          2,337           62,565          36,857
   Accounting & Transfer Agent Fees.............................         84            321            3,016           1,286
   S&P 500(R) Fees..............................................          8             --               --              --
   Custodian Fees...............................................          9             26                1             157
   Shareholder Servicing Fees
     Class R1 Shares............................................         --             --               --              49
     Class R2 Shares............................................         --             --               --             219
   Filing Fees..................................................         26             57              398             292
   Shareholders' Reports........................................         23             44              710             481
   Directors'/Trustees' Fees & Expenses.........................          2              9              149              62
   Professional Fees............................................          6             28               66             195
   Other........................................................          8             70              126             249
                                                                    -------       --------       ----------       ---------
          Total Fund Expenses...................................        825          2,892           67,031          39,847
                                                                    -------       --------       ----------       ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..................       (332)            --          (25,027)             --
                                                                    -------       --------       ----------       ---------
   Net Expenses.................................................        493          2,892           42,004          39,847
                                                                    -------       --------       ----------       ---------
   NET INVESTMENT INCOME (LOSS).................................      6,515         27,544          583,994         152,032
                                                                    -------       --------       ----------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................       (598)         7,768               --         294,019
       Affiliated Investment Companies Shares Sold..............         --             (1)              --             (25)
       Transactions Allocated from Affiliated Investment
         Company**..............................................         --             --          567,299              --
       Futures..................................................      3,117          1,076               --           2,964
       Foreign Currency Transactions............................        (22)            --               --              --
       Forward Currency Contracts...............................      4,580             --               --              --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............      4,904        161,776               --        (345,890)
       Affiliated Investment Companies Shares...................         --              1               --              76
       Transactions Allocated from Affiliated Investment
         Company................................................         --             --          520,416              --
       Futures..................................................     32,621             --               --           5,420
       Translation of Foreign Currency-Denominated Amounts......         17             --               --              --
       Forward Currency Contracts...............................     (2,987)            --               --              --
                                                                    -------       --------       ----------       ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................     41,632        170,620        1,087,715         (43,436)
                                                                    -------       --------       ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS....................................................    $48,147       $198,164       $1,671,709       $ 108,596
                                                                    =======       ========       ==========       =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                            U.S. CORE   U.S. CORE   U.S. VECTOR
                                                                            U.S. SMALL CAP   EQUITY 1    EQUITY 2     EQUITY
                                                                           VALUE PORTFOLIO# PORTFOLIO#  PORTFOLIO#  PORTFOLIO#
                                                                           ---------------- ----------  ----------  -----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $244, $149, $179 and $41,
     respectively)........................................................    $ 242,881     $  470,174  $  490,403   $ 81,906
   Income from Securities Lending.........................................        7,867          6,494       7,992      1,945
                                                                              ---------     ----------  ----------   --------
       Total Investment Income............................................      250,748        476,668     498,395     83,851
                                                                              ---------     ----------  ----------   --------
EXPENSES
   Investment Management Fees.............................................       69,977         42,253      52,139     13,548
   Accounting & Transfer Agent Fees.......................................        2,100          4,004       3,874        794
   Custodian Fees.........................................................          230            292         305         61
   Filing Fees............................................................          330            486         569         80
   Shareholders' Reports..................................................          612            463         497        159
   Directors'/Trustees' Fees & Expenses...................................           84            144         151         27
   Professional Fees......................................................          266            446         470         84
   Other..................................................................          331            578         607        109
          Total Expenses..................................................       73,930         48,666      58,612     14,862
                                                                              ---------     ----------  ----------   --------
   Net Expenses...........................................................       73,930         48,666      58,612     14,862
                                                                              ---------     ----------  ----------   --------
   NET INVESTMENT INCOME (LOSS)...........................................      176,818        428,002     439,783     68,989
                                                                              ---------     ----------  ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.......................................      252,390        426,686     599,875     79,679
       Affiliated Investment Companies Shares Sold........................          (15)           (10)        (16)        (8)
       Futures............................................................        2,914         18,158      12,596      5,143
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.........................     (894,215)     1,821,725   1,487,083    107,790
       Affiliated Investment Companies Shares.............................           92            121         119         24
       Futures............................................................        2,943          7,258      11,243       (433)
                                                                              ---------     ----------  ----------   --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)................................     (635,891)     2,273,938   2,110,900    192,195
                                                                              ---------     ----------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...........    $(459,073)    $2,701,940  $2,550,683   $261,184
                                                                              =========     ==========  ==========   ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                                        U.S. HIGH    DFA REAL
                                                                                                        RELATIVE      ESTATE
                                                                        U.S. SMALL CAP U.S. MICRO CAP PROFITABILITY SECURITIES
                                                                          PORTFOLIO#     PORTFOLIO#    PORTFOLIO#   PORTFOLIO#
                                                                        -------------- -------------- ------------- ----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $117, $38, $0 and $19,
     respectively).....................................................   $ 243,984      $  91,143      $ 22,885    $  147,388
   Income from Securities Lending......................................      12,995          4,246            51           936
                                                                          ---------      ---------      --------    ----------
          Total Investment Income......................................     256,979         95,389        22,936       148,324
                                                                          ---------      ---------      --------    ----------
FUND EXPENSES
   Investment Management Fees..........................................      59,794         31,545         2,313        16,164
   Accounting & Transfer Agent Fees....................................       2,114            997           269         1,416
   Custodian Fees......................................................         245            117            24           108
   Filing Fees.........................................................         254            151           210           125
   Shareholders' Reports...............................................         559            216            44           411
   Directors'/Trustees' Fees & Expenses................................         101             37             5            54
   Professional Fees...................................................         320            116            17           169
   Other...............................................................         402            152            35           199
                                                                          ---------      ---------      --------    ----------
          Total Fund Expenses..........................................      63,789         33,331         2,917        18,646
                                                                          ---------      ---------      --------    ----------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)................................          --             --           (26)       (1,533)
                                                                          ---------      ---------      --------    ----------
   Net Expenses........................................................      63,789         33,331         2,891        17,113
                                                                          ---------      ---------      --------    ----------
   NET INVESTMENT INCOME (LOSS)........................................     193,190         62,058        20,045       131,211
                                                                          ---------      ---------      --------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**....................................     442,056        138,583        (7,380)      145,222
       Affiliated Investment Companies Shares Sold.....................          19            (10)           (1)          (19)
       Futures.........................................................       6,738         (1,815)          (52)       (1,177)
       In-Kind Redemptions.............................................          --             --            --        50,622
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency......................    (403,731)      (192,068)      174,344     1,820,026
       Affiliated Investment Companies Shares..........................         172             55             1            20
       Futures.........................................................       5,348          3,769            --         1,373
                                                                          ---------      ---------      --------    ----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).............................      50,602        (51,486)      166,912     2,016,067
                                                                          ---------      ---------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........   $ 243,792      $  10,572      $186,957    $2,147,278
                                                                          =========      =========      ========    ==========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                     ENHANCED U.S. LARGE   U.S. LARGE CAP EQUITY    U.S. LARGE CAP VALUE
                                                      COMPANY PORTFOLIO          PORTFOLIO                PORTFOLIO
                                                    --------------------  ----------------------  ------------------------
                                                      YEAR       YEAR        YEAR        YEAR        YEAR         YEAR
                                                      ENDED      ENDED       ENDED       ENDED       ENDED        ENDED
                                                     OCT 31,    OCT 31,     OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                      2019       2018        2019        2018        2019         2018
                                                    ---------  ---------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................... $   6,515  $   6,789  $   27,544  $   23,192  $   583,994  $   505,087
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........      (598)    (2,528)      7,768       4,178           --           --
       Affiliated Investment Companies Shares
         Sold......................................        --         (1)         (1)         (5)          --           --
       Transactions Allocated from Affiliated
         Investment Company*,**....................        --         --          --          --      567,299    1,280,400
       Futures.....................................     3,117     51,936       1,076          21           --           --
       Foreign Currency Transactions...............       (22)       (33)         --          --           --           --
       Forward Currency Contracts..................     4,580      2,456          --          --           --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..................................     4,904     (3,976)    161,776      54,720           --           --
       Affiliated Investment Companies
         Shares....................................        --         --           1           2           --           --
       Transactions Allocated from Affiliated
         Investment Company........................        --         --          --          --      520,416   (1,151,639)
       Futures.....................................    32,621    (34,076)         --          --           --           --
       Translation of Foreign Currency-
         Denominated Amounts.......................        17          3          --          --           --           --
       Forward Currency Contracts..................    (2,987)      (448)         --          --           --           --
                                                    ---------  ---------  ----------  ----------  -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations.............................    48,147     20,122     198,164      82,108    1,671,709      633,848
                                                    ---------  ---------  ----------  ----------  -----------  -----------
Distributions:
   Institutional Class Shares......................   (20,957)   (55,242)    (27,532)    (22,158)  (1,739,287)  (1,599,355)
                                                    ---------  ---------  ----------  ----------  -----------  -----------
       Total Distributions.........................   (20,957)   (55,242)    (27,532)    (22,158)  (1,739,287)  (1,599,355)
                                                    ---------  ---------  ----------  ----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...................................   119,988    104,340     528,889     400,167    4,897,413    5,451,856
   Shares Issued in Lieu of Cash Distributions.....    20,897     55,182      25,154      20,444    1,640,106    1,507,556
   Shares Redeemed.................................  (108,388)  (119,686)   (570,364)   (236,226)  (6,081,700)  (4,458,440)
                                                    ---------  ---------  ----------  ----------  -----------  -----------
       Net Increase (Decrease) from Capital
         Share Transactions........................    32,497     39,836     (16,321)    184,385      455,819    2,500,972
                                                    ---------  ---------  ----------  ----------  -----------  -----------
       Total Increase (Decrease) in Net
         Assets....................................    59,687      4,716     154,311     244,335      388,241    1,535,465
NET ASSETS
   Beginning of Year...............................   327,063    322,347   1,457,218   1,212,883   25,268,336   23,732,871
                                                    ---------  ---------  ----------  ----------  -----------  -----------
   End of Year..................................... $ 386,750  $ 327,063  $1,611,529  $1,457,218  $25,656,577  $25,268,336
                                                    =========  =========  ==========  ==========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...................................     9,070      7,678      31,151      23,452      139,726      139,106
   Shares Issued in Lieu of Cash Distributions.....     1,778      4,245       1,470       1,202       49,108       39,063
   Shares Redeemed.................................    (8,366)    (8,983)    (33,043)    (13,769)    (173,229)    (113,759)
                                                    ---------  ---------  ----------  ----------  -----------  -----------
       Net Increase (Decrease) from Shares
         Issued and Redeemed.......................     2,482      2,940        (422)     10,885       15,605       64,410
                                                    =========  =========  ==========  ==========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                   U.S. TARGETED VALUE      U.S. SMALL CAP VALUE       U.S. CORE EQUITY 1
                                                        PORTFOLIO                 PORTFOLIO                 PORTFOLIO
-                                               ------------------------  ------------------------  ------------------------
                                                   YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                  OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                   2019         2018         2019         2018         2019         2018
                                                -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   152,032  $   133,663  $   176,818  $   157,417  $   428,002  $   359,365
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.......     294,019      450,081      252,390      833,947      426,686      159,334
       Affiliated Investment Companies
         Shares Sold...........................         (25)        (120)         (15)        (150)         (10)        (157)
       Futures.................................       2,964       10,338        2,914        8,130       18,158       22,597
       Foreign Currency Transactions...........          --          (10)          --           (5)          --           (2)
       In-Kind Redemptions.....................          --       16,160           --           --           --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency..............................    (345,890)    (761,255)    (894,215)  (1,207,909)   1,821,725      582,991
       Affiliated Investment Companies
         Shares................................          76            2           92          (29)         121            1
       Futures.................................       5,420       (3,019)       2,943       (7,825)       7,258      (12,157)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................     108,596     (154,160)    (459,073)    (216,424)   2,701,940    1,111,972
                                                -----------  -----------  -----------  -----------  -----------  -----------
Distributions:
       Class R1 Shares.........................      (2,513)      (2,923)          --           --           --           --
       Class R2 Shares.........................      (5,135)      (7,940)          --           --           --           --
       Institutional Class Shares..............    (551,618)    (575,420)    (938,132)    (834,889)    (571,432)    (460,863)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Total Distributions..................    (559,266)    (586,283)    (938,132)    (834,889)    (571,432)    (460,863)
                                                -----------  -----------  -----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued...............................   2,637,809    2,212,541    3,592,295    2,623,124    5,380,108    5,010,981
   Shares Issued in Lieu of Cash
     Distributions.............................     530,049      552,460      853,450      765,814      558,896      450,061
   Shares Redeemed.............................  (2,395,979)  (2,301,827)  (4,014,642)  (2,770,877)  (5,107,180)  (3,245,167)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) from
            Capital Share
            Transactions.......................     771,879      463,174      431,103      618,061      831,824    2,215,875
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Total Increase (Decrease) in
            Net Assets.........................     321,209     (277,269)    (966,102)    (433,252)   2,962,332    2,866,984
NET ASSETS
   Beginning of Year...........................  10,463,162   10,740,431   14,732,615   15,165,867   23,629,726   20,762,742
                                                -----------  -----------  -----------  -----------  -----------  -----------
   End of Year................................. $10,784,371  $10,463,162  $13,766,513  $14,732,615  $26,592,058  $23,629,726
                                                ===========  ===========  ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     121,444       87,535      110,892       67,506      236,496      213,759
   Shares Issued in Lieu of Cash
     Distributions.............................      25,877       22,442       27,705       20,311       25,053       19,536
   Shares Redeemed.............................    (109,962)     (90,819)    (123,617)     (71,140)    (223,481)    (138,602)
                                                -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed...........................      37,359       19,158       14,980       16,677       38,068       94,693
                                                ===========  ===========  ===========  ===========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                      U.S. CORE EQUITY 2 PORTFOLIO U.S. VECTOR EQUITY PORTFOLIO U.S. SMALL CAP PORTFOLIO
                                      ---------------------------  ---------------------------  ------------------------
                                         YEAR           YEAR          YEAR           YEAR          YEAR         YEAR
                                         ENDED          ENDED         ENDED          ENDED         ENDED        ENDED
                                        OCT 31,        OCT 31,       OCT 31,        OCT 31,       OCT 31,      OCT 31,
                                         2019           2018          2019           2018          2019         2018
                                       -----------   -----------    -----------    ----------   -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss).......................... $   439,783    $   379,407   $    68,989    $   66,134    $   193,190  $   190,744
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold/*,** /.................     599,875        287,280        79,679       112,491        442,056      630,926
       Affiliated Investment
         Companies Shares Sold.......         (16)          (115)           (8)          (52)            19         (358)
       Futures.......................      12,596         26,827         5,143         1,014          6,738       14,477
       Foreign Currency
         Transactions................          --             (4)           --            --             --           (6)
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign Currency........   1,487,083        218,021       107,790      (137,731)      (403,731)    (714,753)
       Affiliated Investment
         Companies Shares............         119            (15)           24           (17)           172          (18)
       Futures.......................      11,243        (16,600)         (433)          631          5,348       (5,817)
                                       -----------   -----------    -----------    ----------   -----------  -----------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from Operations..........   2,550,683        894,801       261,184        42,470        243,792      115,195
                                       -----------   -----------    -----------    ----------   -----------  -----------
Distributions:
       Institutional
         Class Shares................    (706,196)      (577,402)     (171,794)     (226,006)      (770,283)    (828,617)
                                       -----------   -----------    -----------    ----------   -----------  -----------
          Total Distributions........    (706,196)      (577,402)     (171,794)     (226,006)      (770,283)    (828,617)
                                       -----------   -----------    -----------    ----------   -----------  -----------
Capital Share
  Transactions (1):
   Shares Issued.....................   5,306,857      4,612,048     1,046,904       801,656      3,562,046    3,281,164
   Shares Issued in Lieu of
     Cash Distributions..............     689,550        567,939       161,116       223,582        729,294      786,942
   Shares Redeemed...................  (4,689,389)    (3,335,154)   (1,324,567)     (954,936)    (3,675,805)  (2,983,020)
                                       -----------   -----------    -----------    ----------   -----------  -----------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions.............   1,307,018      1,844,833      (116,547)       70,302        615,535    1,085,086
                                       -----------   -----------    -----------    ----------   -----------  -----------
          Total Increase
            (Decrease) in Net
            Assets...................   3,151,505      2,162,232       (27,157)     (113,234)        89,044      371,664
NET ASSETS
   Beginning of Year.................  24,677,650     22,515,418     4,610,769     4,724,003     17,303,451   16,931,787
                                       -----------   -----------    -----------    ----------   -----------  -----------
   End of Year....................... $27,829,155    $24,677,650   $ 4,583,612    $4,610,769    $17,392,495  $17,303,451
                                       ===========   ===========    ===========    ==========   ===========  ===========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued.....................     253,504        209,626        59,429        41,129        109,061       88,622
   Shares Issued in Lieu of
     Cash Distributions..............      33,907         26,310         9,622        11,712         23,700       21,913
   Shares Redeemed...................    (220,975)      (151,440)      (74,594)      (48,909)      (112,260)     (80,602)
                                       -----------   -----------    -----------    ----------   -----------  -----------
          Net Increase
            (Decrease) from
            Shares Issued and
            Redeemed.................      66,436         84,496        (5,543)        3,932         20,501       29,933
                                       ===========   ===========    ===========    ==========   ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                     U.S. HIGH RELATIVE     DFA REAL ESTATE SECURITIES
                                           U.S. MICRO CAP PORTFOLIO PROFITABILITY PORTFOLIO         PORTFOLIO
                                           -----------------------  ----------------------  ------------------------
                                              YEAR         YEAR        YEAR        YEAR        YEAR          YEAR
                                              ENDED        ENDED       ENDED       ENDED       ENDED         ENDED
                                             OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,       OCT 31,
                                              2019         2018        2019        2018        2019          2018
                                           -----------  ----------  ----------   --------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........... $    62,058  $   49,928  $   20,045   $  6,528   $   131,211   $   399,946
   Net Realized Gain (Loss) on:
       Investment Securities
         Sold/*,** /......................     138,583     264,588      (7,380)    (2,077)      145,222       (46,559)
       Affiliated Investment
         Companies Shares Sold............         (10)        (61)         (1)        (3)          (19)          (37)
       Futures............................      (1,815)      7,709         (52)        59        (1,177)        8,922
       Foreign Currency
         Transactions.....................          --          (3)         --         --            --            --
       In-Kind Redemptions................          --          --          --         --        50,622        80,654
   Change in Unrealized
     Appreciation (Depreciation)
     of:
       Investment Securities and
         Foreign Currency.................    (192,068)   (242,170)    174,344         35     1,820,026      (196,570)
       Affiliated Investment
         Companies Shares.................          55          (7)          1          1            20            (2)
       Futures............................       3,769      (3,647)         --         --         1,373        (2,811)
                                           -----------  ----------  ----------   --------   -----------   -----------
          Net Increase (Decrease)
            in Net Assets
            Resulting from
            Operations....................      10,572      76,337     186,957      4,543     2,147,278       243,543
                                           -----------  ----------  ----------   --------   -----------   -----------
Distributions:
       Institutional Class Shares.........    (310,436)   (328,523)    (18,698)    (5,717)     (212,725)     (439,618)
                                           -----------  ----------  ----------   --------   -----------   -----------
          Total Distributions.............    (310,436)   (328,523)    (18,698)    (5,717)     (212,725)     (439,618)
                                           -----------  ----------  ----------   --------   -----------   -----------
Capital Share Transactions (1):
   Shares Issued..........................   1,191,565     990,936   1,044,168    637,379     2,154,389     1,859,208
   Shares Issued in Lieu of Cash
     Distributions........................     286,363     302,813      18,687      5,712       176,698       351,943
   Shares Redeemed........................  (1,305,081)   (869,977)   (250,540)   (60,262)   (2,171,861)   (1,718,594)
                                           -----------  ----------  ----------   --------   -----------   -----------
          Net Increase (Decrease)
            from Capital Share
            Transactions..................     172,847     423,772     812,315    582,829       159,226       492,557
                                           -----------  ----------  ----------   --------   -----------   -----------
          Total Increase
            (Decrease) in Net
            Assets........................    (127,017)    171,586     980,574    581,655     2,093,779       296,482
NET ASSETS
   Beginning of Year......................   6,478,316   6,306,730     722,728    141,073     8,577,658     8,281,176
                                           -----------  ----------  ----------   --------   -----------   -----------
   End of Year............................ $ 6,351,299  $6,478,316  $1,703,302   $722,728   $10,671,437   $ 8,577,658
                                           ===========  ==========  ==========   ========   ===========   ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..........................      59,202      43,334      84,124     52,575        57,187        54,826
   Shares Issued in Lieu of Cash
     Distributions........................      15,096      13,706       1,503        468         4,909        10,160
   Shares Redeemed........................     (64,786)    (38,021)    (20,561)    (4,950)      (58,685)      (50,388)
                                           -----------  ----------  ----------   --------   -----------   -----------
          Net Increase (Decrease)
            from Shares Issued and
            Redeemed......................       9,512      19,019      65,066     48,093         3,411        14,598
                                           ===========  ==========  ==========   ========   ===========   ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             ENHANCED U.S. LARGE COMPANY PORTFOLIO
                                                                       ------------------------------------------------
                                                                         YEAR      YEAR      YEAR      YEAR      YEAR
                                                                         ENDED     ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018      2017      2016      2015
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  13.03  $  14.54  $  12.22  $  12.54  $  13.65
                                                                       --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.26      0.26      0.18      0.10      0.07
   Net Gains (Losses) on Securities (Realized and Unrealized).........     1.60      0.52      2.63      0.45      0.53
                                                                       --------  --------  --------  --------  --------
       Total from Investment Operations...............................     1.86      0.78      2.81      0.55      0.60
                                                                       --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.30)    (0.25)    (0.13)    (0.08)    (0.05)
   Net Realized Gains.................................................    (0.57)    (2.04)    (0.36)    (0.79)    (1.66)
                                                                       --------  --------  --------  --------  --------
       Total Distributions............................................    (0.87)    (2.29)    (0.49)    (0.87)    (1.71)
                                                                       --------  --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  14.02  $  13.03  $  14.54  $  12.22  $  12.54
                                                                       ========  ========  ========  ========  ========
Total Return..........................................................    15.67%     5.62%    23.53%     4.75%     5.25%
                                                                       --------  --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $386,750  $327,063  $322,347  $238,413  $203,641
Ratio of Expenses to Average Net Assets...............................     0.15%     0.15%     0.18%     0.23%     0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and (Fees Paid Indirectly)).................................     0.25%     0.23%     0.24%     0.24%     0.24%
Ratio of Net Investment Income to Average Net Assets..................     1.98%     1.94%     1.36%     0.80%     0.53%
Portfolio Turnover Rate...............................................      109%       91%      122%      119%      223%
                                                                       --------  --------  --------  --------  --------

                                                                                   U.S. LARGE CAP EQUITY PORTFOLIO
                                                                       ------------------------------------------------------
                                                                          YEAR        YEAR        YEAR       YEAR      YEAR
                                                                          ENDED       ENDED       ENDED      ENDED     ENDED
                                                                         OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                                          2019        2018        2017       2016      2015
                                                                       ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year.................................... $    16.75  $    15.93  $    13.06  $  12.86  $  12.65
                                                                       ----------  ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................       0.31        0.28        0.26      0.25      0.23
   Net Gains (Losses) on Securities (Realized and Unrealized).........       1.86        0.81        2.87      0.19      0.21
                                                                       ----------  ----------  ----------  --------  --------
       Total from Investment Operations...............................       2.17        1.09        3.13      0.44      0.44
                                                                       ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................      (0.31)      (0.27)      (0.26)    (0.24)    (0.21)
   Net Realized Gains.................................................         --          --          --        --     (0.02)
                                                                       ----------  ----------  ----------  --------  --------
       Total Distributions............................................      (0.31)      (0.27)      (0.26)    (0.24)    (0.23)
                                                                       ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year.......................................... $    18.61  $    16.75  $    15.93  $  13.06  $  12.86
                                                                       ==========  ==========  ==========  ========  ========
Total Return..........................................................      13.13%       6.82%      24.16%     3.51%     3.49%
                                                                       ----------  ----------  ----------  --------  --------
Net Assets, End of Year (thousands)................................... $1,611,529  $1,457,218  $1,212,883  $851,323  $699,144
Ratio of Expenses to Average Net Assets...............................       0.19%       0.17%       0.17%     0.18%     0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor and (Fees Paid Indirectly)).................................       0.19%       0.17%       0.17%     0.17%     0.19%
Ratio of Net Investment Income to Average Net Assets..................       1.77%       1.64%       1.74%     1.99%     1.77%
Portfolio Turnover Rate...............................................         22%          7%         11%       12%       12%
                                                                       ----------  ----------  ----------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              U.S. LARGE CAP VALUE PORTFOLIO
                                                             ---------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2019         2018         2017         2016         2015
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     37.41  $     38.84  $     32.63  $     33.27  $     33.75
                                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.83         0.78         0.74         0.70         0.69
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................        1.45         0.35         6.99         0.71        (0.32)
                                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....................        2.28         1.13         7.73         1.41         0.37
                                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.76)       (0.73)       (0.70)       (0.70)       (0.66)
   Net Realized Gains.......................................       (1.80)       (1.83)       (0.82)       (1.35)       (0.19)
                                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................................       (2.56)       (2.56)       (1.52)       (2.05)       (0.85)
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     37.13  $     37.41  $     38.84  $     32.63  $     33.27
                                                             ===========  ===========  ===========  ===========  ===========
Total Return................................................        6.97%        2.79%       24.11%        4.58%        1.16%
                                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $25,656,577  $25,268,336  $23,732,871  $17,673,253  $15,807,935
Ratio of Expenses to Average Net Assets (B).................        0.28%        0.27%        0.27%        0.27%        0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) (B)............................        0.38%        0.37%        0.37%        0.37%        0.30%
Ratio of Net Investment Income to Average Net Assets........        2.33%        1.98%        2.03%        2.24%        2.04%
                                                             -----------  -----------  -----------  -----------  -----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       U.S. TARGETED VALUE PORTFOLIO-CLASS R1 SHARES
                                                                       --------------------------------------------
                                                                        YEAR      YEAR     YEAR     YEAR      YEAR
                                                                        ENDED     ENDED    ENDED    ENDED     ENDED
                                                                       OCT 31,   OCT 31,  OCT 31,  OCT 31,   OCT 31,
                                                                        2019      2018     2017     2016      2015
                                                                       -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year.................................... $ 23.45  $ 25.15   $ 21.26  $ 21.58  $ 23.19
                                                                       -------  -------   -------  -------  -------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss).......................................    0.30     0.28      0.25     0.24     0.26
   Net Gains (Losses) on Securities (Realized and Unrealized).........   (0.24)   (0.63)     4.66     0.60    (0.61)
                                                                       -------  -------   -------  -------  -------
       Total from Investment Operations...............................    0.06    (0.35)     4.91     0.84    (0.35)
                                                                       -------  -------   -------  -------  -------
Less Distributions:
-------------------
   Net Investment Income..............................................   (0.27)   (0.26)    (0.24)   (0.27)   (0.25)
   Net Realized Gains.................................................   (0.94)   (1.09)    (0.78)   (0.89)   (1.01)
                                                                       -------  -------   -------  -------  -------
       Total Distributions............................................   (1.21)   (1.35)    (1.02)   (1.16)   (1.26)
                                                                       -------  -------   -------  -------  -------
Net Asset Value, End of Year.......................................... $ 22.30  $ 23.45   $ 25.15  $ 21.26  $ 21.58
                                                                       =======  =======   =======  =======  =======
Total Return..........................................................    0.78%   (1.61%)   23.32%    4.21%   (1.33%)
                                                                       -------  -------   -------  -------  -------
Net Assets, End of Year (thousands)................................... $56,378  $47,848   $54,960  $35,661  $40,159
Ratio of Expenses to Average Net Assets...............................    0.48%    0.47%     0.47%    0.47%    0.47%
Ratio of Net Investment Income to Average Net Assets..................    1.34%    1.10%     1.03%    1.16%    1.15%
Portfolio Turnover Rate...............................................      16%      23%       23%      28%      15%
                                                                       -------  -------   -------  -------  -------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         U.S. TARGETED VALUE PORTFOLIO-CLASS R2 SHARES
                                                                       ------------------------------------------------
                                                                        YEAR      YEAR       YEAR      YEAR      YEAR
                                                                        ENDED     ENDED      ENDED     ENDED     ENDED
                                                                       OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                        2019      2018       2017      2016      2015
                                                                       -------  --------   --------  --------  --------
Net Asset Value, Beginning of Year.................................... $ 23.32  $  25.03   $  21.16  $  21.51  $  23.12
                                                                       -------  --------   --------  --------  --------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss).......................................    0.27      0.24       0.21      0.20      0.23
   Net Gains (Losses) on Securities (Realized and Unrealized).........   (0.23)    (0.63)      4.65      0.60     (0.61)
                                                                       -------  --------   --------  --------  --------
       Total from Investment Operations...............................    0.04     (0.39)      4.86      0.80     (0.38)
                                                                       -------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................   (0.24)    (0.23)     (0.21)    (0.26)    (0.22)
   Net Realized Gains.................................................   (0.94)    (1.09)     (0.78)    (0.89)    (1.01)
                                                                       -------  --------   --------  --------  --------
       Total Distributions............................................   (1.18)    (1.32)     (0.99)    (1.15)    (1.23)
                                                                       -------  --------   --------  --------  --------
Net Asset Value, End of Year.......................................... $ 22.18  $  23.32   $  25.03  $  21.16  $  21.51
                                                                       =======  ========   ========  ========  ========
Total Return..........................................................    0.64%    (1.79%)    23.17%     4.04%    (1.49%)
                                                                       -------  --------   --------  --------  --------
Net Assets, End of Year (thousands)................................... $72,669  $108,168   $156,809  $147,945  $135,412
Ratio of Expenses to Average Net Assets...............................    0.63%     0.62%      0.62%     0.62%     0.63%
Ratio of Net Investment Income to Average Net Assets..................    1.21%     0.95%      0.90%     1.00%     1.02%
Portfolio Turnover Rate...............................................      16%       23%        23%       28%       15%
                                                                       -------  --------   --------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       U.S. TARGETED VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                   --------------------------------------------------------------
                                                      YEAR          YEAR         YEAR         YEAR        YEAR
                                                      ENDED         ENDED        ENDED        ENDED       ENDED
                                                     OCT 31,       OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                      2019          2018         2017         2016        2015
                                                   -----------  -----------   -----------  ----------  ----------
Net Asset Value, Beginning of Year................ $     23.46  $     25.16   $     21.26  $    21.56  $    23.16
                                                   -----------  -----------   -----------  ----------  ----------
Income (loss) from Investment Operations(A)
-------------------------------------------
   Net Investment Income (Loss)...................        0.32         0.30          0.27        0.25        0.29
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       (0.23)       (0.63)         4.67        0.60       (0.61)
                                                   -----------  -----------   -----------  ----------  ----------
       Total from Investment Operations...........        0.09        (0.33)         4.94        0.85       (0.32)
                                                   -----------  -----------   -----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................       (0.30)       (0.28)        (0.26)      (0.26)      (0.27)
   Net Realized Gains.............................       (0.94)       (1.09)        (0.78)      (0.89)      (1.01)
                                                   -----------  -----------   -----------  ----------  ----------
       Total Distributions........................       (1.24)       (1.37)        (1.04)      (1.15)      (1.28)
                                                   -----------  -----------   -----------  ----------  ----------
Net Asset Value, End of Year...................... $     22.31  $     23.46   $     25.16  $    21.26  $    21.56
                                                   ===========  ===========   ===========  ==========  ==========
Total Return......................................        0.88%       (1.52%)       23.46%       4.29%      (1.20%)
                                                   -----------  -----------   -----------  ----------  ----------
Net Assets, End of Year (thousands)............... $10,655,324  $10,307,146   $10,528,662  $7,884,683  $6,987,896
Ratio of Expenses to Average Net Assets...........        0.38%        0.37%         0.37%       0.37%       0.37%
Ratio of Net Investment Income to Average Net
  Assets..........................................        1.45%        1.20%         1.13%       1.24%       1.28%
Portfolio Turnover Rate...........................          16%          23%           23%         28%         15%
                                                   -----------  -----------   -----------  ----------  ----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               U.S. SMALL CAP VALUE PORTFOLIO
                                                             -----------------------------------------------------------------
                                                                 YEAR          YEAR         YEAR         YEAR          YEAR
                                                                 ENDED         ENDED        ENDED        ENDED         ENDED
                                                                OCT 31,       OCT 31,      OCT 31,      OCT 31,       OCT 31,
                                                                 2019          2018         2017         2016          2015
                                                             -----------   -----------   -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     36.39   $     39.07   $     32.75  $     33.08  $     35.82
                                                             -----------   -----------   -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.42          0.39          0.31         0.32         0.41
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (1.69)        (0.90)         7.71         1.06        (1.44)
                                                             -----------   -----------   -----------  -----------  -----------
       Total from Investment Operations.....................       (1.27)        (0.51)         8.02         1.38        (1.03)
                                                             -----------   -----------   -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.38)        (0.37)        (0.30)       (0.33)       (0.38)
   Net Realized Gains.......................................       (1.95)        (1.80)        (1.40)       (1.38)       (1.33)
                                                             -----------   -----------   -----------  -----------  -----------
       Total Distributions..................................       (2.33)        (2.17)        (1.70)       (1.71)       (1.71)
                                                             -----------   -----------   -----------  -----------  -----------
Net Asset Value, End of Year................................ $     32.79   $     36.39   $     39.07  $     32.75  $     33.08
                                                             ===========   ===========   ===========  ===========  ===========
Total Return................................................       (3.04%)       (1.48%)       24.67%        4.49%       (2.83%)
                                                             -----------   -----------   -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $13,766,513   $14,732,615   $15,165,867  $12,613,185  $11,680,262
Ratio of Expenses to Average Net Assets.....................        0.53%         0.52%         0.52%        0.52%        0.52%
Ratio of Net Investment Income to Average Net Assets........        1.26%         1.00%         0.83%        1.01%        1.18%
Portfolio Turnover Rate.....................................          19%           27%           24%          19%          17%
                                                             -----------   -----------   -----------  -----------  -----------

                                                                               U.S. CORE EQUITY 1 PORTFOLIO
                                                             ---------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2019         2018         2017         2016         2015
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     22.77  $     22.01  $     18.00  $     17.90  $     17.71
                                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.40         0.36         0.33         0.33         0.31
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................        2.08         0.88         4.12         0.30         0.26
                                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....................        2.48         1.24         4.45         0.63         0.57
                                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.40)       (0.35)       (0.35)       (0.32)       (0.30)
   Net Realized Gains.......................................       (0.14)       (0.13)       (0.09)       (0.21)       (0.08)
                                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................................       (0.54)       (0.48)       (0.44)       (0.53)       (0.38)
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     24.71  $     22.77  $     22.01  $     18.00  $     17.90
                                                             ===========  ===========  ===========  ===========  ===========
Total Return................................................       11.18%        5.59%       24.93%        3.68%        3.26%
                                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $26,592,058  $23,629,726  $20,762,742  $14,960,159  $13,275,774
Ratio of Expenses to Average Net Assets.....................        0.20%        0.19%        0.19%        0.19%        0.19%
Ratio of Net Investment Income to Average Net Assets........        1.72%        1.55%        1.64%        1.88%        1.71%
Portfolio Turnover Rate.....................................           5%           3%           3%           4%           4%
                                                             -----------  -----------  -----------  -----------  -----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               U.S. CORE EQUITY 2 PORTFOLIO
                                                             ---------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2019         2018         2017         2016         2015
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     21.25  $     20.90  $     17.19  $     17.26  $     17.34
                                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.36         0.34         0.31         0.31         0.30
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................        1.65         0.53         3.83         0.25         0.02
                                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....................        2.01         0.87         4.14         0.56         0.32
                                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.37)       (0.32)       (0.31)       (0.30)       (0.28)
   Net Realized Gains.......................................       (0.23)       (0.20)       (0.12)       (0.33)       (0.12)
                                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................................       (0.60)       (0.52)       (0.43)       (0.63)       (0.40)
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     22.66  $     21.25  $     20.90  $     17.19  $     17.26
                                                             ===========  ===========  ===========  ===========  ===========
Total Return ...............................................        9.78%        4.16%       24.36%        3.47%        1.92%
                                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $27,829,155  $24,677,650  $22,515,418  $16,851,046  $15,200,564
Ratio of Expenses to Average Net Assets.....................        0.22%        0.22%        0.22%        0.22%        0.22%
Ratio of Net Investment Income to Average Net Assets........        1.69%        1.53%        1.59%        1.87%        1.68%
Portfolio Turnover Rate.....................................           6%           5%           5%           4%           5%
                                                             -----------  -----------  -----------  -----------  -----------

                                                                             U.S. VECTOR EQUITY PORTFOLIO
                                                             ----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                2019        2018        2017        2016        2015
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $    18.40  $    19.16  $    15.93  $    16.22  $    17.04
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.28        0.26        0.24        0.25        0.25
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.72       (0.10)       3.65        0.24       (0.30)
                                                             ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....................       1.00        0.16        3.89        0.49       (0.05)
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.27)      (0.25)      (0.23)      (0.25)      (0.24)
   Net Realized Gains.......................................      (0.42)      (0.67)      (0.43)      (0.53)      (0.53)
                                                             ----------  ----------  ----------  ----------  ----------
       Total Distributions..................................      (0.69)      (0.92)      (0.66)      (0.78)      (0.77)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................................ $    18.71  $    18.40  $    19.16  $    15.93  $    16.22
                                                             ==========  ==========  ==========  ==========  ==========
Total Return ...............................................       5.92%       0.69%      24.73%       3.28%      (0.18%)
                                                             ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $4,583,612  $4,610,769  $4,724,003  $3,822,647  $3,651,529
Ratio of Expenses to Average Net Assets.....................       0.33%       0.32%       0.32%       0.32%       0.32%
Ratio of Net Investment Income to Average Net Assets........       1.53%       1.35%       1.36%       1.64%       1.50%
Portfolio Turnover Rate.....................................          6%         10%         10%         10%         10%
                                                             ----------  ----------  ----------  ----------  ----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 U.S. SMALL CAP PORTFOLIO
                                                             ---------------------------------------------------------------
                                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                               OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                2019         2018         2017         2016         2015
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year.......................... $     35.02  $     36.48  $     30.14  $     30.84  $     31.38
                                                             -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.38         0.39         0.35         0.34         0.35
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (0.05)       (0.08)        7.17         0.77         0.33
                                                             -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations.....................        0.33         0.31         7.52         1.11         0.68
                                                             -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.35)       (0.37)       (0.35)       (0.35)       (0.33)
   Net Realized Gains.......................................       (1.20)       (1.40)       (0.83)       (1.46)       (0.89)
                                                             -----------  -----------  -----------  -----------  -----------
       Total Distributions..................................       (1.55)       (1.77)       (1.18)       (1.81)       (1.22)
                                                             -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................................ $     33.80  $     35.02  $     36.48  $     30.14  $     30.84
                                                             ===========  ===========  ===========  ===========  ===========
Total Return ...............................................        1.41%        0.77%       25.21%        3.89%        2.34%
                                                             -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)......................... $17,392,495  $17,303,451  $16,931,787  $12,977,199  $10,616,542
Ratio of Expenses to Average Net Assets.....................        0.37%        0.37%        0.37%        0.37%        0.37%
Ratio of Net Investment Income to Average Net Assets........        1.13%        1.06%        1.04%        1.16%        1.10%
Portfolio Turnover Rate.....................................           8%          13%          14%          10%          11%
                                                             -----------  -----------  -----------  -----------  -----------

                                                                              U.S. MICRO CAP PORTFOLIO
                                                             ----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                2019        2018        2017        2016        2015
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $    21.88  $    22.76  $    18.58  $    19.00  $    20.10
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.20        0.17        0.16        0.16        0.16
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................      (0.26)       0.12        5.12        0.60        0.02
                                                             ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....................      (0.06)       0.29        5.28        0.76        0.18
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.18)      (0.16)      (0.16)      (0.16)      (0.16)
   Net Realized Gains.......................................      (0.86)      (1.01)      (0.94)      (1.02)      (1.12)
                                                             ----------  ----------  ----------  ----------  ----------
       Total Distributions..................................      (1.04)      (1.17)      (1.10)      (1.18)      (1.28)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................................ $    20.78  $    21.88  $    22.76  $    18.58  $    19.00
                                                             ==========  ==========  ==========  ==========  ==========
Total Return ...............................................       0.24%       1.29%      28.91%       4.32%       1.11%
                                                             ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $6,351,299  $6,478,316  $6,306,730  $5,128,323  $5,007,091
Ratio of Expenses to Average Net Assets.....................       0.53%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets........       0.98%       0.74%       0.75%       0.88%       0.82%
Portfolio Turnover Rate.....................................         15%         19%         15%         15%         14%
                                                             ----------  ----------  ----------  ----------  ----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                U.S. HIGH RELATIVE PROFITABILITY
                                                                           PORTFOLIO
                                                             -------------------------------
                                                                                       PERIOD
                                                                YEAR       YEAR       MAY 16,
                                                                ENDED      ENDED     2017(A) TO
                                                               OCT 31,    OCT 31,     OCT 31,
                                                                2019       2018         2017
                                                             ----------  --------  ----------
Net Asset Value, Beginning of Period........................ $    11.85  $  10.93   $  10.00
                                                             ----------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.22      0.19       0.07
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       1.64      0.89       0.91
                                                             ----------  --------   --------
       Total from Investment Operations.....................       1.86      1.08       0.98
                                                             ----------  --------   --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.20)    (0.16)     (0.05)
   Net Realized Gains.......................................         --        --         --
                                                             ----------  --------   --------
       Total Distributions..................................      (0.20)    (0.16)     (0.05)
                                                             ----------  --------   --------
Net Asset Value, End of Period.............................. $    13.51  $  11.85   $  10.93
                                                             ==========  ========   ========
Total Return................................................      15.88%     9.88%      9.84%(C)
                                                             ----------  --------   --------
Net Assets, End of Period (thousands)....................... $1,703,302  $722,728   $141,073
Ratio of Expenses to Average Net Assets.....................       0.25%     0.25%      0.23%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....       0.25%     0.27%      0.35%(D)(E)
Ratio of Net Investment Income to Average Net Assets........       1.73%     1.58%      1.45%(D)(E)
Portfolio Turnover Rate.....................................          4%        7%         0%(C)
                                                             ----------  --------   --------

                                                                          DFA REAL ESTATE SECURITIES PORTFOLIO
                                                             -------------------------------------------------------------

                                                                 YEAR          YEAR        YEAR        YEAR        YEAR
                                                                 ENDED         ENDED       ENDED       ENDED       ENDED
                                                                OCT 31,       OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                 2019          2018        2017        2016        2015
                                                             -----------    ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period........................ $     34.14    $    34.99  $    34.32  $    33.04  $    32.24
                                                             -----------    ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.52**        1.60        0.84        1.09        0.90
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................        8.09**       (0.69)       1.12        1.18        0.95
                                                             -----------    ----------  ----------  ----------  ----------
       Total from Investment Operations.....................        8.61          0.91        1.96        2.27        1.85
                                                             -----------    ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.85)        (1.65)      (0.98)      (0.99)      (1.05)
   Net Realized Gains.......................................          --         (0.11)      (0.31)         --          --
                                                             -----------    ----------  ----------  ----------  ----------
       Total Distributions..................................       (0.85)        (1.76)      (1.29)      (0.99)      (1.05)
                                                             -----------    ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............................. $     41.90    $    34.14  $    34.99  $    34.32  $    33.04
                                                             ===========    ==========  ==========  ==========  ==========
Total Return................................................       25.64%         2.63%       5.86%       6.89%       5.89%
                                                             -----------    ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)....................... $10,671,437    $8,577,658  $8,281,176  $7,260,180  $6,553,192
Ratio of Expenses to Average Net Assets.....................        0.18%         0.18%       0.18%       0.18%       0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....        0.20%         0.19%       0.19%       0.19%       0.19%
Ratio of Net Investment Income to Average Net Assets........        1.38%**       4.66%       2.43%       3.15%       2.75%
Portfolio Turnover Rate.....................................           3%            3%          1%          3%          4%
                                                             -----------    ----------  ----------  ----------  ----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, of which twelve (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"),Topic 946, "Financial Services-Investment Companies."

   Of the Portfolios, one invests all of its assets in a corresponding series (the "Feeder Fund"). The Feeder Fund invests all of its assets in a corresponding series (the "Master Fund") of The DFA Investment Trust Company ("DFAITC"). As of October 31, 2019, the Feeder Fund was the owner of record of the approximate percentage of the total outstanding shares of the Master Fund as detailed below:

                                                      PERCENTAGE
                                                      OWNERSHIP
FEEDER FUND             MASTER FUND                  AT 10/31/19
-----------             -----------                  -----------
U.S. Large Cap Value    The U.S. Large Cap
  Portfolio               Value Series                   86%

   To achieve its investment objective, the Feeder Fund invests substantially all of its assets in the Master Fund as indicated above. The Feeder Fund also invests in short-term temporary cash investments and futures.

   The financial statements of the Master Fund is included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (collectively, the "Domestic Equity Portfolios") including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Master Fund) are valued at their respective daily net asset values as reported by their administrator. The Feeder Fund's investment in the Master Fund reflects its proportionate interest in the net assets of the Master Fund. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder
Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The Enhanced U.S. Large Company Portfolio isolates the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from its Master Fund within DFAITC, which is treated as a partnership for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

               Enhanced U.S. Large Company Portfolio....... 0.20%
               U.S. Large Cap Equity Portfolio............. 0.15%
               U.S. Large Cap Value Portfolio.............. 0.25%
               U.S. Targeted Value Portfolio............... 0.35%
               U.S. Small Cap Value Portfolio.............. 0.50%
               U.S. Core Equity 1 Portfolio................ 0.17%
               U.S. Core Equity 2 Portfolio................ 0.20%
               U.S. Vector Equity Portfolio................ 0.30%
               U.S. Small Cap Portfolio.................... 0.35%
               U.S. Micro Cap Portfolio.................... 0.50%
               U.S. High Relative Profitability Portfolio.. 0.20%
               DFA Real Estate Securities Portfolio........ 0.17%

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Feeder Fund. During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                                          NET WAIVED FEES/
                                                                                          EXPENSES ASSUMED     PREVIOUSLY
                                                                             RECOVERY        (RECOVERED       WAIVED FEES/
                                                    EXPENSE     TOTAL     OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                   LIMITATION MANAGEMENT   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                           AMOUNT   FEE LIMIT  EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                         ---------- ---------- ---------------- ----------------- -----------------
Enhanced U.S. Large Company Portfolio (1).........    0.15%        --           --             $   332            $777
U.S. Large Cap Equity Portfolio (1)...............    0.19%        --           --                  --              --
U.S. Large Cap Value Portfolio (2)................      --       0.25%          --              25,027              --
U.S. Targeted Value Portfolio (3).................    0.50%        --           --                  --              --

                                                                                          NET WAIVED FEES/
                                                                                          EXPENSES ASSUMED     PREVIOUSLY
                                                                             RECOVERY        (RECOVERED       WAIVED FEES/
                                                    EXPENSE     TOTAL     OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                   LIMITATION MANAGEMENT   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                           AMOUNT   FEE LIMIT  EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                         ---------- ---------- ---------------- ----------------- -----------------
U.S. Core Equity 1 Portfolio (1)..................    0.23%       --            --                 --                --
U.S. Core Equity 2 Portfolio (1)..................    0.26%       --            --                 --                --
U.S. Vector Equity Portfolio (1)..................    0.36%       --            --                 --                --
U.S. High Relative Profitability Portfolio (4)....    0.25%       --           $62             $   26            $  156
DFA Real Estate Securities Portfolio (1)..........    0.18%       --            10              1,533             3,007

CLASS R1 SHARES
---------------
U.S. Targeted Value Portfolio (5).................    0.62%       --            --                 --                --

CLASS R2 SHARES
---------------
U.S. Targeted Value Portfolio (5).................    0.77%       --            --                 --                --

(1)The Advisor has contractually agreed to waive all or a portion of its management fee and assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount").At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. The Fee Waiver Agreement for the Enhanced U.S. Large Company Portfolio became effective on April 3, 2017.
(2)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis.
(3)The Advisor has contractually agreed to waive its management fee and to assume the Portfolio's Institutional Class Shares' expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Institutional
   Class Shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.
(4)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(5)The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Class R1 shares or Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                 Enhanced U.S. Large Company Portfolio... $ 11
                 U.S. Large Cap Equity Portfolio.........   14
                 U.S. Large Cap Value Portfolio..........  556
                 U.S. Targeted Value Portfolio...........  204
                 U.S. Small Cap Value Portfolio..........  444
                 U.S. Core Equity 1 Portfolio............  363
                 U.S. Core Equity 2 Portfolio............  459
                 U.S. Vector Equity Portfolio............  117
                 U.S. Small Cap Portfolio................  332
                 U.S. Micro Cap Portfolio................  206
                 U.S. High Relative Profitability
                   Portfolio.............................    3
                 DFA Real Estate Securities Portfolio....  209

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios' transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands), were as follows:

                                       U.S. GOVERNMENT     OTHER INVESTMENT
                                          SECURITIES          SECURITIES
                                      ------------------ ---------------------
                                      PURCHASES  SALES   PURCHASES    SALES
                                      --------- -------- ---------- ----------
  Enhanced U.S. Large Company
    Portfolio........................ $151,036  $140,872 $  183,874 $  198,989
  U.S. Large Cap Equity Portfolio....       --        --    350,137    348,635
  U.S. Targeted Value Portfolio......       --        --  2,386,387  1,672,087
  U.S. Small Cap Value Portfolio.....       --        --  3,017,719  2,661,054
  U.S. Core Equity 1 Portfolio.......       --        --  2,290,251  1,329,313
  U.S. Core Equity 2 Portfolio.......       --        --  3,091,349  1,631,816
  U.S. Vector Equity Portfolio.......       --        --    252,061    329,378
  U.S. Small Cap Portfolio...........       --        --  1,999,789  1,404,548
  U.S. Micro Cap Portfolio...........       --        --  1,132,316    909,379
  U.S. High Relative Profitability
    Portfolio........................       --        --    863,729     48,982
  DFA Real Estate Securities
    Portfolio........................       --        --    545,508    236,674

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

      The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                                                                   CHANGE IN
                                                                                                    NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- ---------- ---------- ------------ -------------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
The DFA Short Term Investment Fund                              $    2,270    $   87,921 $   88,902       --           --
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $    2,270    $   87,921 $   88,902       --           --
                                                                ==========    ========== ==========     ====         ====
U.S. LARGE CAP EQUITY PORTFOLIO
The DFA Short Term Investment Fund                              $   40,426    $  192,282 $  212,980     $ (1)        $  1
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $   40,426    $  192,282 $  212,980     $ (1)        $  1
                                                                ==========    ========== ==========     ====         ====
U.S. TARGETED VALUE PORTFOLIO
The DFA Short Term Investment Fund                              $1,345,682    $4,786,959 $5,307,266     $(25)        $ 76
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $1,345,682    $4,786,959 $5,307,266     $(25)        $ 76
                                                                ==========    ========== ==========     ====         ====
U.S. SMALL CAP VALUE PORTFOLIO
The DFA Short Term Investment Fund                              $1,667,171    $4,975,644 $5,580,541     $(15)        $ 92
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $1,667,171    $4,975,644 $5,580,541     $(15)        $ 92
                                                                ==========    ========== ==========     ====         ====
U.S. CORE EQUITY 1 PORTFOLIO
The DFA Short Term Investment Fund                              $1,470,055    $6,158,393 $6,378,918     $(10)        $121
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $1,470,055    $6,158,393 $6,378,918     $(10)        $121
                                                                ==========    ========== ==========     ====         ====
U.S. CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment Fund                              $1,747,162    $7,205,457 $7,570,980     $(16)        $119
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $1,747,162    $7,205,457 $7,570,980     $(16)        $119
                                                                ==========    ========== ==========     ====         ====
U.S. VECTOR EQUITY PORTFOLIO
The DFA Short Term Investment Fund                              $  376,160    $1,491,820 $1,580,673     $ (8)        $ 24
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $  376,160    $1,491,820 $1,580,673     $ (8)        $ 24
                                                                ==========    ========== ==========     ====         ====


                                                                BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                             OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME  DISTRIBUTIONS
                                                             ---------------- ---------------- -------- -------------
ENHANCED U.S. LARGE COMPANY PORTFOLIO
The DFA Short Term Investment Fund                              $    1,289            111      $    92         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $    1,289            111      $    92         --
                                                                ==========        =======      =======     ======
U.S. LARGE CAP EQUITY PORTFOLIO
The DFA Short Term Investment Fund                              $   19,728          1,705      $   893         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $   19,728          1,705      $   893         --
                                                                ==========        =======      =======     ======
U.S. TARGETED VALUE PORTFOLIO
The DFA Short Term Investment Fund                              $  825,426         71,336      $26,602         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $  825,426         71,336      $26,602         --
                                                                ==========        =======      =======     ======
U.S. SMALL CAP VALUE PORTFOLIO
The DFA Short Term Investment Fund                              $1,062,351         91,811      $35,612         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $1,062,351         91,811      $35,612         --
                                                                ==========        =======      =======     ======
U.S. CORE EQUITY 1 PORTFOLIO
The DFA Short Term Investment Fund                              $1,249,641        107,998      $34,975         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $1,249,641        107,998      $34,975         --
                                                                ==========        =======      =======     ======
U.S. CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment Fund                              $1,381,742        119,414      $40,554         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $1,381,742        119,414      $40,554         --
                                                                ==========        =======      =======     ======
U.S. VECTOR EQUITY PORTFOLIO
The DFA Short Term Investment Fund                              $  287,323         24,831      $ 9,473         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $  287,323         24,831      $ 9,473         --
                                                                ==========        =======      =======     ======

                                                                                                                   CHANGE IN
                                                                                                    NET REALIZED  UNREALIZED
                                                                BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                             OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION
                                                             ---------------- ---------- ---------- ------------ -------------
U.S. SMALL CAP PORTFOLIO
The DFA Short Term Investment Fund                              $2,515,622    $7,413,646 $7,964,953     $ 19         $172
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $2,515,622    $7,413,646 $7,964,953     $ 19         $172
                                                                ==========    ========== ==========     ====         ====
U.S. MICRO CAP PORTFOLIO
The DFA Short Term Investment Fund                              $  958,074    $2,362,164 $2,703,259     $(10)        $ 55
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $  958,074    $2,362,164 $2,703,259     $(10)        $ 55
                                                                ==========    ========== ==========     ====         ====
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
The DFA Short Term Investment Fund                              $    9,440    $  172,791 $  172,175     $ (1)        $  1
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $    9,440    $  172,791 $  172,175     $ (1)        $  1
                                                                ==========    ========== ==========     ====         ====
DFA REAL ESTATE SECURITIES PORTFOLIO
The DFA Short Term Investment Fund                              $  359,453    $2,833,527 $2,875,832     $(19)        $ 20
                                                                ----------    ---------- ----------     ----         ----
TOTAL                                                           $  359,453    $2,833,527 $2,875,832     $(19)        $ 20
                                                                ==========    ========== ==========     ====         ====


                                                                BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                             OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME  DISTRIBUTIONS
                                                             ---------------- ---------------- -------- -------------
U.S. SMALL CAP PORTFOLIO
The DFA Short Term Investment Fund                              $1,964,506        169,778      $58,705         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $1,964,506        169,778      $58,705         --
                                                                ==========        =======      =======     ======
U.S. MICRO CAP PORTFOLIO
The DFA Short Term Investment Fund                              $  617,024         53,325      $18,995         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $  617,024         53,325      $18,995         --
                                                                ==========        =======      =======     ======
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
The DFA Short Term Investment Fund                              $   10,056            869           --         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $   10,056            869           --         --
                                                                ==========        =======      =======     ======
DFA REAL ESTATE SECURITIES PORTFOLIO
The DFA Short Term Investment Fund                              $  317,149         27,409      $ 6,912         --
                                                                ----------        -------      -------     ------
TOTAL                                                           $  317,149         27,409      $ 6,912         --
                                                                ==========        =======      =======     ======

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                       NET INVESTMENT
                                         INCOME AND
                                         SHORT-TERM     LONG-TERM   TAX EXEMPT
                                       CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                       -------------- ------------- ---------- -------
Enhanced U.S. Large Company Portfolio
2018..................................    $25,719        $29,522        --     $55,241

                                            NET INVESTMENT
                                              INCOME AND
                                              SHORT-TERM     LONG-TERM   TAX EXEMPT
                                            CAPITAL GAINS  CAPITAL GAINS   INCOME     TOTAL
                                            -------------- ------------- ---------- ----------
2019.......................................    $ 12,487     $    8,470       --     $   20,957
U.S. Large Cap Equity Portfolio
2018.......................................      22,154             --       --         22,154
2019.......................................      27,531             --       --         27,531
U.S. Large Cap Value Portfolio
2018.......................................     514,712      1,084,643       --      1,599,355
2019.......................................     527,139      1,212,148       --      1,739,287
U.S. Targeted Value Portfolio
2018.......................................     150,659        435,624       --        586,283
2019.......................................     165,860        393,406       --        559,266
U.S. Small Cap Value Portfolio
2018.......................................     181,057        653,833       --        834,890
2019.......................................     168,204        769,928       --        938,132
U.S. Core Equity 1 Portfolio
2018.......................................     344,039        116,824       --        460,863
2019.......................................     423,200        148,232       --        571,432
U.S. Core Equity 2 Portfolio
2018.......................................     362,649        214,753       --        577,402
2019.......................................     443,069        263,127       --        706,196
U.S. Vector Equity Portfolio
2018.......................................      61,316        164,690       --        226,006
2019.......................................      66,053        105,741       --        171,794
U.S. Small Cap Portfolio
2018.......................................     220,415        608,203       --        828,618
2019.......................................     215,050        555,233       --        770,283
U.S. Micro Cap Portfolio
2018.......................................      68,087        260,436       --        328,523
2019.......................................      56,095        254,341       --        310,436
U.S. High Relative Profitability Portfolio
2018.......................................       5,717             --       --          5,717
2019.......................................      18,698             --       --         18,698
DFA Real Estate Securities Portfolio
2018.......................................     419,917         19,701       --        439,618
2019.......................................     212,725             --       --        212,725

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                         NET INVESTMENT
                                           INCOME AND
                                           SHORT-TERM     LONG-TERM
                                         CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                         -------------- ------------- --------
 Enhanced U.S. Large Company Portfolio..    $ (2,188)     $ (2,801)   $ (4,989)
 U.S. Large Cap Equity Portfolio........      (1,297)           --      (1,297)
 U.S. Large Cap Value Portfolio.........     (55,934)      (15,874)    (71,808)

                                             NET INVESTMENT
                                               INCOME AND
                                               SHORT-TERM     LONG-TERM
                                             CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                             -------------- ------------- --------
U.S. Targeted Value Portfolio...............    $(15,687)     $(16,871)   $(32,558)
U.S. Small Cap Value Portfolio..............     (19,705)      (18,560)    (38,265)
U.S. Core Equity 1 Portfolio................     (39,604)       (5,829)    (45,433)
U.S. Core Equity 2 Portfolio................     (40,460)      (13,419)    (53,879)
U.S. Vector Equity Portfolio................      (6,880)       (3,088)     (9,968)
U.S. Small Cap Portfolio....................     (13,502)      (29,688)    (43,190)
U.S. Micro Cap Portfolio....................      (6,360)       (7,123)    (13,483)
U.S. High Relative Profitability Portfolio..        (478)           --        (478)
DFA Real Estate Securities Portfolio........          --            --          --

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                         UNDISTRIBUTED                                               TOTAL NET
                                                         NET INVESTMENT                                            DISTRIBUTABLE
                                                           INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                           SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                         CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                         -------------- ------------- ------------- -------------- -------------
Enhanced U.S. Large Company Portfolio...................    $15,296       $ 18,584            --      $     (175)   $    33,705
U.S. Large Cap Equity Portfolio.........................      1,188          2,825            --         469,466        473,479
U.S. Large Cap Value Portfolio..........................         --        559,414            --       6,642,496      7,201,910
U.S. Targeted Value Portfolio...........................      5,798        273,128            --       1,107,339      1,386,265
U.S. Small Cap Value Portfolio..........................     24,067        231,558            --       2,221,941      2,477,566
U.S. Core Equity 1 Portfolio............................         --        447,398            --       9,383,890      9,831,288
U.S. Core Equity 2 Portfolio............................         --        609,730            --       9,643,827     10,253,557
U.S. Vector Equity Portfolio............................         --         81,241            --       1,572,085      1,653,326
U.S. Small Cap Portfolio................................         --        411,119            --       3,316,376      3,727,495
U.S. Micro Cap Portfolio................................      1,147        131,977            --       1,965,123      2,098,247
U.S. High Relative Profitability Portfolio..............      1,613             --       $(8,733)        182,830        175,710
DFA Real Estate Securities Portfolio....................     62,157         14,210            --       3,822,162      3,898,529

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                    UNLIMITED TOTAL
                                                    --------- ------
            Enhanced U.S. Large Company Portfolio..      --       --
            U.S. Large Cap Equity Portfolio........      --       --
            U.S. Large Cap Value Portfolio.........      --       --
            U.S. Targeted Value Portfolio..........      --       --
            U.S. Small Cap Value Portfolio.........      --       --
            U.S. Core Equity 1 Portfolio...........      --       --
            U.S. Core Equity 2 Portfolio...........      --       --

                                                      UNLIMITED TOTAL
                                                      --------- ------
          U.S. Vector Equity Portfolio...............      --       --
          U.S. Small Cap Portfolio...................      --       --
          U.S. Micro Cap Portfolio...................      --       --
          U.S. High Relative Profitability Portfolio.  $8,733   $8,733
          DFA Real Estate Securities Portfolio.......      --       --

   During the year ended October 31, 2019, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

                    U.S. Large Cap Equity Portfolio. $7,156

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                         NET
                                                                                      UNREALIZED
                                            FEDERAL TAX  UNREALIZED    UNREALIZED    APPRECIATION
                                               COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                            ----------- ------------ -------------- --------------
Enhanced U.S. Large Company Portfolio...... $   386,406 $    12,622   $   (12,797)    $     (175)
U.S. Large Cap Equity Portfolio............   1,161,537     512,868       (43,402)       469,466
U.S. Large Cap Value Portfolio.............  19,024,344   6,645,048        (1,382)     6,643,666
U.S. Targeted Value Portfolio..............  10,491,442   2,384,515    (1,277,248)     1,107,267
U.S. Small Cap Value Portfolio.............  12,714,139   3,622,046    (1,400,215)     2,221,831
U.S. Core Equity 1 Portfolio...............  18,438,415  10,724,404    (1,340,650)     9,383,754
U.S. Core Equity 2 Portfolio...............  19,535,339  11,243,463    (1,599,785)     9,643,678
U.S. Vector Equity Portfolio...............   3,300,683   1,917,070      (344,996)     1,572,074
U.S. Small Cap Portfolio...................  16,006,465   5,257,040    (1,940,782)     3,316,258
U.S. Micro Cap Portfolio...................   4,997,481   2,386,940      (421,863)     1,965,077
U.S. High Relative Profitability Portfolio.   1,535,146     222,213       (39,382)       182,831
DFA Real Estate Securities Portfolio.......   7,175,203   4,052,824      (230,715)     3,822,109

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                             YEAR ENDED            YEAR ENDED
                                                          OCTOBER 31, 2019      OCTOBER 31, 2018
                                                       ---------------------  --------------------
                                                          AMOUNT     SHARES      AMOUNT     SHARES
                                                       -----------  --------  -----------  -------
U.S. TARGETED VALUE PORTFOLIO
Class R1 Shares
   Shares Issued...................................... $    18,052       831  $    21,616      851
   Shares Issued in Lieu of Cash Distributions........       2,513       123        2,923      119
   Shares Redeemed....................................     (10,271)     (467)     (28,235)  (1,114)
                                                       -----------  --------  -----------  -------
Net Increase (Decrease) -- Class R1 Shares............ $    10,294       487  $    (3,696)    (144)
                                                       ===========  ========  ===========  =======
Class R2 Shares
   Shares Issued...................................... $    16,359       740  $    38,144    1,523
   Shares Issued in Lieu of Cash Distributions........       5,135       253        7,940      325
   Shares Redeemed....................................     (51,887)   (2,355)     (85,609)  (3,475)
                                                       -----------  --------  -----------  -------
Net Increase (Decrease) -- Class R2 Shares............ $   (30,393)   (1,362) $   (39,525)  (1,627)
                                                       ===========  ========  ===========  =======
Institutional Class Shares
   Shares Issued...................................... $ 2,603,398   119,873  $ 2,152,781   85,162
   Shares Issued in Lieu of Cash Distributions........     522,401    25,501      541,597   21,998
   Shares Redeemed....................................  (2,333,821) (107,140)  (2,187,982) (86,229)
                                                       -----------  --------  -----------  -------
Net Increase (Decrease) -- Institutional Class Shares. $   791,978    38,234  $   506,396   20,931
                                                       ===========  ========  ===========  =======

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in a corresponding Master Fund), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1. FORWARD CURRENCY CONTRACTS: The Enhanced U.S. Large Company Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Enhanced U.S. Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Enhanced U.S. Large Company Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   2. FUTURES CONTRACTS: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                   FORWARD
                                                   CURRENCY
                                                  CONTRACTS* FUTURES**
                                                  ---------- ---------
          Enhanced U.S. Large Company Portfolio..  $118,550  $332,798
          U.S. Targeted Value Portfolio..........        --    71,188
          U.S. Small Cap Value Portfolio.........        --   124,828
          U.S. Core Equity 1 Portfolio...........        --   186,435
          U.S. Core Equity 2 Portfolio...........        --   215,483
          U.S. Vector Equity Portfolio...........        --    30,265
          U.S. Small Cap Portfolio...............        --   125,481
          U.S. Micro Cap Portfolio...............        --    56,808
          DFA Real Estate Securities Portfolio...        --    69,473

*  Average amount of Currency Purchased/Sold in USD
** Average Notional Value of contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                   ASSET DERIVATIVES VALUE
                                        ----------------------------------------------
                                                            FORWARD
                                         TOTAL VALUE AT    CURRENCY        EQUITY
                                        OCTOBER 31, 2019 CONTRACTS (1) CONTRACTS *,(2)
                                        ---------------- ------------- ---------------
Enhanced U.S. Large Company Portfolio..     $13,139           $52          $13,087
U.S. Targeted Value Portfolio..........       3,300            --            3,300
U.S. Small Cap Value Portfolio.........         456            --              456
U.S. Core Equity 1 Portfolio...........       1,911            --            1,911

                                                  ASSET DERIVATIVES VALUE
                                       ----------------------------------------------
                                                           FORWARD
                                        TOTAL VALUE AT    CURRENCY        EQUITY
                                       OCTOBER 31, 2019 CONTRACTS (1) CONTRACTS *,(2)
                                       ---------------- ------------- ---------------
U.S. Core Equity 2 Portfolio..........      $2,225           --           $2,225
U.S. Vector Equity Portfolio..........         198           --              198
U.S. Small Cap Portfolio..............       5,365           --            5,365
U.S. Micro Cap Portfolio..............       1,055           --            1,055
DFA Real Estate Securities Portfolio..         906           --              906

                                             LIABILITY DERIVATIVES VALUE
                                            -----------------------------
                                                                FORWARD
                                             TOTAL VALUE AT    CURRENCY
                                            OCTOBER 31, 2019 CONTRACTS (3)
                                            ---------------- -------------
     Enhanced U.S. Large Company Portfolio.     $(2,591)        $(2,591)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                            REALIZED GAIN (LOSS) ON DERIVATIVES
                                            ----------------------------------
                                                        FORWARD
                                                       CURRENCY       EQUITY
                                             TOTAL   CONTRACTS (1) CONTRACTS (2)
                                            -------  ------------- -------------
Enhanced U.S. Large Company Portfolio...... $ 7,697     $4,580        $ 3,117
U.S. Large Cap Equity Portfolio............   1,076         --          1,076*
U.S. Targeted Value Portfolio..............   2,964         --          2,964
U.S. Small Cap Value Portfolio.............   2,914         --          2,914
U.S. Core Equity 1 Portfolio...............  18,158         --         18,158
U.S. Core Equity 2 Portfolio...............  12,596         --         12,596
U.S. Vector Equity Portfolio...............   5,143         --          5,143
U.S. Small Cap Portfolio...................   6,738         --          6,738
U.S. Micro Cap Portfolio...................  (1,815)        --         (1,815)
U.S. High Relative Profitability Portfolio.     (52)        --            (52)*
DFA Real Estate Securities Portfolio.......  (1,177)        --         (1,177)

                                          CHANGE IN UNREALIZED APPRECIATION
                                            (DEPRECIATION) ON DERIVATIVES
                                         -----------------------------------
                                                     FORWARD
                                                    CURRENCY       EQUITY
                                          TOTAL   CONTRACTS (3) CONTRACTS (4)
                                         -------  ------------- -------------
  Enhanced U.S. Large Company Portfolio. $29,634     $(2,987)      $32,621
  U.S. Targeted Value Portfolio.........   5,420          --         5,420
  U.S. Small Cap Value Portfolio........   2,943          --         2,943
  U.S. Core Equity 1 Portfolio..........   7,258          --         7,258
  U.S. Core Equity 2 Portfolio..........  11,243          --        11,243
  U.S. Vector Equity Portfolio..........    (433)         --          (433)
  U.S. Small Cap Portfolio..............   5,348          --         5,348
  U.S. Micro Cap Portfolio..............   3,769          --         3,769
  DFA Real Estate Securities Portfolio..   1,373          --         1,373

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2019 (amounts in thousands):

                            NET                                                       NET
                          AMOUNTS                                                   AMOUNTS
                         OF ASSETS    GROSS AMOUNTS NOT                          OF LIABILITIES   GROSS AMOUNTS NOT
                         PRESENTED  OFFSET IN THE STATEMENTS                       PRESENTED    OFFSET IN THE STATEMENTS
               GROSS      IN THE    OF ASSETS AND LIABILITIES           GROSS        IN THE     OF ASSETS AND LIABILITIES
             AMOUNTS OF STATEMENTS  -------------------------        AMOUNTS OF    STATEMENTS   -------------------------
             RECOGNIZED  OF ASSETS   FINANCIAL       CASH      NET   RECOGNIZED    OF ASSETS     FINANCIAL       CASH      NET
               ASSETS       AND     INSTRUMENTS   COLLATERAL  AMOUNT LIABILITIES      AND       INSTRUMENTS   COLLATERAL  AMOUNT
DESCRIPTION     (A)     LIABILITIES     (B)        RECEIVED    (C)       (A)      LIABILITIES       (D)        PLEDGED     (E)
-----------  ---------- ----------- -----------   ----------  ------ ----------- -------------- -----------   ----------  ------
                                    ASSETS                                                 LIABILITIES
             ------------------------------------------------------- -----------------------------------------------------------
ENHANCED
  U.S.
  LARGE
  COMPANY
  PORTFOLIO
Bank of
  America
  Corp......     --          --          --           --        --     $1,370        $1,370          --           --      $1,370
Citibank,
  N.A.......    $ 3         $ 3        $ (3)          --        --        883           883        $ (3)          --         880
State
  Street
  Bank and
  Trust.....     25          25         (25)          --        --        145           145         (25)          --         120
Barclays
  Capital...     --          --          --           --        --        100           100          --           --         100
HSBC Bank...     18          18          --           --       $18         --            --          --           --          --
JP Morgan...      2           2          (2)          --        --         20            20          (2)          --          18
Natwest
  Markets
  PLC.......      4           4          --           --         4         --            --          --           --          --
Barclays
  Bank PLC..     --          --          --           --        --         73            73          --           --          73
                ---         ---        ----           --       ---     ------        ------        ----           --      ------
Total.......    $52         $52        $(30)          --       $22     $2,591        $2,591        $(30)          --      $2,561
                ===         ===        ====           ==       ===     ======        ======        ====           ==      ======

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                 AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                              INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                                              ------------- ------------ ------------ -------- --------------- ----------------
U.S. Large Cap Equity Portfolio..............     2.94%        $5,584         70        $32        $39,385            --
U.S. High Relative Profitability Portfolio...     2.84%         7,497         10          7         12,562            --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

J. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the year ended October 31, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                   PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                   --------- -------- --------------------
U.S. Large Cap Equity Portfolio............ $ 41,951  $ 57,977      $  (5,012)
U.S. Targeted Value Portfolio..............  341,056   411,806       (126,118)
U.S. Small Cap Value Portfolio.............  406,034   667,677       (524,674)
U.S. Core Equity 1 Portfolio...............  240,864   212,911         30,378
U.S. Core Equity 2 Portfolio...............  219,125   190,304         19,534
U.S. Vector Equity Portfolio...............   59,483    78,693        (15,431)
U.S. Small Cap Portfolio...................  297,262   152,798        (48,452)
U.S. Micro Cap Portfolio...................  244,035   240,504       (187,877)
U.S. High Relative Profitability Portfolio.   58,408    11,011         (2,008)
DFA Real Estate Securities Portfolio.......    3,840     7,355         (2,646)

K. SECURITIES LENDING:

   As of October 31, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                          NON-CASH
                                                         COLLATERAL
                                                           MARKET
                                                           VALUE
                                                         ----------
             U.S. Large Cap Equity Portfolio............ $   14,194
             U.S. Targeted Value Portfolio..............    638,557
             U.S. Small Cap Value Portfolio.............    678,005
             U.S. Core Equity 1 Portfolio...............    814,043
             U.S. Core Equity 2 Portfolio...............    883,821
             U.S. Vector Equity Portfolio...............    171,676
             U.S. Small Cap Portfolio...................  1,212,468
             U.S. Micro Cap Portfolio...................    318,112
             U.S. High Relative Profitability Portfolio.      9,699
             DFA Real Estate Securities Portfolio.......    275,268

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                                REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                             AS OF OCTOBER 31, 2019
                                                             -------------------------------------------------------
                                                             OVERNIGHT AND            BETWEEN
                                                              CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS   TOTAL
                                                             ------------- -------- ------------ -------- ----------
SECURITIES LENDING TRANSACTIONS
ENHANCED U.S. LARGE COMPANY PORTFOLIO
   Bonds....................................................  $    1,288      --         --         --    $    1,288
U.S. LARGE CAP EQUITY PORTFOLIO
   Common Stocks............................................      19,730      --         --         --        19,730

U.S. TARGETED VALUE PORTFOLIO
   Common Stocks, Preferred Stocks..........................     825,459      --         --         --       825,459
U.S. SMALL CAP VALUE PORTFOLIO
   Common Stocks, Preferred Stocks..........................   1,062,300      --         --         --     1,062,300
U.S. CORE EQUITY 1 PORTFOLIO
   Common Stocks, Preferred Stocks..........................   1,249,627      --         --         --     1,249,627
U.S. CORE EQUITY 2 PORTFOLIO
   Common Stocks, Preferred Stocks..........................   1,381,666      --         --         --     1,381,666
U.S. VECTOR EQUITY PORTFOLIO
   Common Stocks, Preferred Stocks..........................     287,341      --         --         --       287,341
U.S. SMALL CAP PORTFOLIO
   Common Stocks, Preferred Stocks, Rights/Warrants.........   1,964,649      --         --         --     1,964,649
U.S. MICRO CAP PORTFOLIO
   Common Stocks, Preferred Stocks, Rights/Warrants.........     617,006      --         --         --       617,006
U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
   Common Stocks............................................      10,060      --         --         --        10,060
DFA REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks............................................     317,240      --         --         --       317,240

L. SHAREHOLDER SERVICING FEES:

   The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

M. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. IN-KIND REDEMPTIONS:

   During the year ended October 31, 2019, the following Portfolio realized net gains (losses) on in-kind redemptions as follows:

                 DFA Real Estate Securities Portfolio. $50,622

O. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

P. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                               APPROXIMATE
                                                                                PERCENTAGE
                                                                  NUMBER OF   OF OUTSTANDING
                                                                 SHAREHOLDERS     SHARES
                                                                 ------------ --------------
Enhanced U.S. Large Company Portfolio-Institutional Class.......      3             68%
U.S. Large Cap Equity Portfolio-Institutional Class.............      4             88%
U.S. Large Cap Value Portfolio-Institutional Class..............      3             70%
U.S. Targeted Value Portfolio-Class R1..........................      5             91%
U.S. Targeted Value Portfolio-Class R2..........................      7             85%
U.S. Targeted Value Portfolio-Institutional Class...............      3             58%
U.S. Small Cap Value Portfolio-Institutional Class..............      4             72%
U.S. Core Equity 1 Portfolio-Institutional Class................      4             74%
U.S. Core Equity 2 Portfolio-Institutional Class................      5             81%
U.S. Vector Equity Portfolio-Institutional Class................      5             83%
U.S. Small Cap Portfolio-Institutional Class....................      3             55%
U.S. Micro Cap Portfolio-Institutional Class....................      4             76%
U.S. High Relative Profitability Portfolio-Institutional Class..      3             90%
DFA Real Estate Securities Portfolio-Institutional Class........      4             71%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the Court's dismissal order and order denying the Trustee's motion for leave to amend to the Second Circuit. The Second Circuit appeal is pending.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

Q. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, U.S. High Relative Profitability Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, U.S. High Relative Profitability Portfolio (twelve of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

              NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO
              RULE 19A-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolios paid distributions to shareholders of record, a portion of which is estimated to be in excess of a Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of a Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                          ESTIMATED % BREAKDOWN OF DISTRIBUTION SOURCES
                                                          --------------------------------------------
                                                           NET INCOME FOR      ACCUMULATED
                                                           THE CURRENT OR     UNDISTRIBUTED
                                                              PRECEDING        NET PROFITS    PAID-IN
                                                            FISCAL YEAR,      FROM THE SALE   SURPLUS
                                                           AND ACCUMULATED    OF SECURITIES   OR OTHER
                                                          UNDISTRIBUTED NET     OR OTHER      CAPITAL
PORTFOLIO NAME                                                 INCOME          PROPERTIES      SOURCE
--------------                                            -----------------   -------------   --------
DFA Real Estate Securities Portfolio September 27, 2019..         0%                0%          100%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA COMMODITY STRATEGY PORTFOLIO VS.
BLOOMBERG COMMODITY TOTAL RETURN INDEX
NOVEMBER 9, 2010-OCTOBER 31, 2019

                                        [CHART]

                  DFA Commodity Strategy        Bloomberg Commodity Total Return
                        Portfolio                            Index
              --------------------------------  ----------------------------------
    11/9/2010            $10,000                            $10,000
   11/30/2010              9,480                              9,414
   12/31/2010             10,464                             10,420
    1/31/2011             10,584                             10,525
    2/28/2011             10,804                             10,664
    3/31/2011             11,010                             10,884
    4/30/2011             11,440                             11,261
    5/31/2011             10,889                             10,691
    6/30/2011             10,337                             10,152
    7/31/2011             10,678                             10,452
    8/31/2011             10,788                             10,557
    9/30/2011              9,187                              9,001
   10/31/2011              9,798                              9,597
   11/30/2011              9,538                              9,384
   12/31/2011              9,199                              9,032
    1/31/2012              9,480                              9,256
    2/29/2012              9,752                              9,506
    3/31/2012              9,360                              9,112
    4/30/2012              9,299                              9,074
    5/31/2012              8,494                              8,245
    6/30/2012              8,889                              8,698
    7/31/2012              9,494                              9,261
    8/31/2012              9,676                              9,381
    9/30/2012              9,840                              9,541
   10/31/2012              9,497                              9,171
   11/30/2012              9,547                              9,176
   12/31/2012              9,321                              8,937
    1/31/2013              9,544                              9,151
    2/28/2013              9,169                              8,777
    3/31/2013              9,229                              8,836
    4/30/2013              8,996                              8,590
    5/31/2013              8,763                              8,397
    6/30/2013              8,304                              8,001
    7/31/2013              8,436                              8,110
    8/31/2013              8,730                              8,386
    9/30/2013              8,529                              8,172
   10/31/2013              8,438                              8,051
   11/30/2013              8,397                              7,987
   12/31/2013              8,473                              8,086
    1/31/2014              8,565                              8,110
    2/28/2014              9,156                              8,616
    3/31/2014              9,200                              8,651
    4/30/2014              9,435                              8,862
    5/31/2014              9,200                              8,607
    6/30/2014              9,271                              8,658
    7/31/2014              8,822                              8,227
    8/31/2014              8,750                              8,141
    9/30/2014              8,208                              7,634
   10/31/2014              8,178                              7,573
   11/30/2014              7,789                              7,265
   12/31/2014              7,234                              6,711
    1/31/2015              7,028                              6,486
    2/28/2015              7,203                              6,654
    3/31/2015              6,853                              6,312
    4/30/2015              7,234                              6,674
    5/31/2015              7,028                              6,494
    6/30/2015              7,141                              6,606
    7/31/2015              6,378                              5,904
    8/31/2015              6,306                              5,850
    9/30/2015              6,120                              5,650
   10/31/2015              6,120                              5,625
   11/30/2015              5,686                              5,217
   12/31/2015              5,509                              5,056
    1/31/2016              5,437                              4,971
    2/29/2016              5,364                              4,890
    3/31/2016              5,611                              5,077
    4/30/2016              6,056                              5,509
    5/31/2016              6,046                              5,499
    6/30/2016              6,334                              5,726
    7/31/2016              6,044                              5,433
    8/31/2016              5,930                              5,337
    9/30/2016              6,124                              5,505
   10/31/2016              6,104                              5,478
   11/30/2016              6,156                              5,551
   12/31/2016              6,268                              5,651
    1/31/2017              6,299                              5,659
    2/28/2017              6,341                              5,670
    3/31/2017              6,176                              5,519
    4/30/2017              6,103                              5,436
    5/31/2017              6,019                              5,364
    6/30/2017              6,011                              5,354
    7/31/2017              6,159                              5,475
    8/31/2017              6,190                              5,497
    9/30/2017              6,170                              5,489
   10/31/2017              6,296                              5,606
   11/30/2017              6,254                              5,581
   12/31/2017              6,439                              5,747
    1/31/2018              6,547                              5,861
    2/28/2018              6,482                              5,760
    3/31/2018              6,439                              5,724
    4/30/2018              6,590                              5,872
    5/31/2018              6,698                              5,955
    6/30/2018              6,450                              5,747
    7/31/2018              6,320                              5,624
    8/31/2018              6,212                              5,525
    9/30/2018              6,305                              5,631
   10/31/2018              6,143                              5,509
   11/30/2018              6,089                              5,478
   12/31/2018              5,717                              5,101
    1/31/2019              6,013                              5,379
    2/28/2019              6,112                              5,433
    3/31/2019              6,113                              5,423
    4/30/2019              6,091                              5,401                   Past performance is not
    5/31/2019              5,850                              5,219                   predictive of future
    6/30/2019              5,999                              5,359                   performance.
    7/31/2019              5,965                              5,323
    8/31/2019              5,833                              5,200                   The returns shown do not
    9/30/2019              5,888                              5,261                   reflect the deduction of
   10/31/2019              6,021                              5,367                   taxes that a shareholder
                                                                                      would pay on fund
                                                                                      distributions or the
              AVERAGE ANNUAL         ONE         FIVE           SINCE                 redemption of fund shares.
              TOTAL RETURN           YEAR        YEARS        INCEPTION
              ----------------------------------------------------------------        Data provided by
                                    -1.99%       -5.94%        -5.50%                 Bloomberg Finance L.P.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

COMMODITY MARKET REVIEW                12 MONTHS ENDED OCTOBER 31, 2019

   For the 12 months ended October 31, 2019, the Bloomberg Commodity Index Total Return returned -2.58%. Precious metals and industrial metals returned 24.13% and 5.49%, respectively. Sectors with negative returns included energy, agriculture, and livestock, which returned -15.70%, -5.29%, and -4.15%, respectively.

DFA COMMODITY STRATEGY PORTFOLIO

   The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary, Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures, and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio's investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting credit quality standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies.

   The Portfolio, through the Dimensional Cayman Commodity Fund I LTD, gained exposure to commodities primarily through the use of commodity swap contracts. To a lesser extent, the Portfolio gained exposure to commodities through the use of commodity futures contracts. The Portfolio's commodity swaps provided exposure to the 23 commodities included in the benchmark. For the period, the average duration of the Portfolio's fixed income securities decreased to 0.46 years.

   For the 12 months ended October 31, 2019, total returns were -1.99% for the Portfolio and -2.58% for the Bloomberg Commodity Index Total Return. The collateral component of the Portfolio had a longer duration than the three-month U.S. Treasury bill rate payable in the commodity swap contract. As such, the Portfolio's longer duration contributed positively to performance relative to the benchmark, as term premiums were generally positive. Varying the expirations of the individual commodity contracts contributed positively to the Portfolio's performance relative to the benchmark, while varying the commodity weights and pre-rolling the commodity contracts detracted from relative performance.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                   CONSOLIDATED DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLE

                                     BEGINNING  ENDING              EXPENSES
                                      ACCOUNT  ACCOUNT  ANNUALIZED    PAID
                                       VALUE    VALUE    EXPENSE     DURING
                                     05/01/19  10/31/19 RATIO (1)  PERIOD (1)
                                     --------- -------- ---------- ----------
   DFA COMMODITY STRATEGY PORTFOLIO
   Actual Fund Return............... $1,000.00 $988.40     0.33%     $1.65

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED


                                   BEGINNING  ENDING               EXPENSES
                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                     VALUE    VALUE     EXPENSE     DURING
                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                   --------- --------- ---------- ----------
   Hypothetical 5% Annual Return.. $1,000.00 $1,023.54    0.33%     $1.68

(1)DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the consolidated expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                 CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                           DFA COMMODITY STRATEGY PORTFOLIO
                           Corporate..............  26.4%
                           Government.............  42.9%
                           Foreign Corporate......  15.2%
                           Foreign Government.....  13.6%
                           Supranational..........   1.9%
                                                    -----
                                                   100.0%

                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
BONDS -- (54.9%)
AUSTRALIA -- (2.2%)
Australia & New Zealand Banking Group, Ltd.
(r)      3.018%, 11/23/21.................................................      2,000  $ 2,023,121
Commonwealth Bank of Australia
(Omega)  2.250%, 03/10/20.................................................      2,297    2,299,676
         2.300%, 03/12/20.................................................      3,000    3,004,226
#        5.000%, 03/19/20.................................................      5,000    5,057,051
         2.400%, 11/02/20.................................................      1,746    1,755,244
Macquarie Group, Ltd.
(Omega)  6.250%, 01/14/21.................................................      4,842    5,068,965
National Australia Bank, Ltd.
(Omega)  2.400%, 12/09/19.................................................      9,500    9,505,225
         2.125%, 05/22/20.................................................        745      745,990
         2.625%, 07/23/20.................................................      4,052    4,075,089
Westpac Banking Corp.
         2.100%, 05/13/21.................................................      1,000    1,003,615
                                                                                       -----------
TOTAL AUSTRALIA...........................................................              34,538,202
                                                                                       -----------
BELGIUM -- (1.5%)
Dexia Credit Local SA
         1.875%, 01/29/20.................................................      5,000    4,999,589
         0.200%, 03/16/21................................................. EUR 16,250   18,264,368
                                                                                       -----------
TOTAL BELGIUM.............................................................              23,263,957
                                                                                       -----------
CANADA -- (14.7%)
Alimentation Couche-Tard, Inc.
         3.319%, 11/01/19................................................. CAD  4,800    3,644,480
Bank of Montreal
(r)      2.922%, 08/27/21.................................................     12,203   12,336,013
Canada Housing Trust No 1
(Omega)  1.450%, 06/15/20................................................. CAD 46,000   34,873,525
CPPIB Capital, Inc.
         1.400%, 06/04/20................................................. CAD  6,000    4,547,491
Province of Alberta Canada
         1.900%, 12/06/19.................................................      5,000    4,998,900
         1.250%, 06/01/20................................................. CAD 39,000   29,533,224
Province of British Columbia Canada
         3.700%, 12/18/20................................................. CAD 25,000   19,401,906
Province of Ontario Canada
         4.200%, 06/02/20................................................. CAD 39,000   30,034,234
         4.000%, 06/02/21................................................. CAD  5,759    4,530,069
Province of Quebec Canada
         4.500%, 12/01/20................................................. CAD 45,000   35,175,575
Royal Bank of Canada
         1.920%, 07/17/20................................................. CAD  5,000    3,797,396
         2.030%, 03/15/21................................................. CAD 20,000   15,196,720

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
CANADA -- (Continued)
Toronto-Dominion Bank (The)
          2.563%, 06/24/20................................................. CAD 39,000  $ 29,742,571
                                                                                        ------------
TOTAL CANADA...............................................................              227,812,104
                                                                                        ------------
DENMARK -- (0.4%)
Danske Bank A.S.
(Omega)   2.800%, 03/10/21.................................................      5,400     5,443,002
                                                                                        ------------
FRANCE -- (0.9%)
BNP Paribas SA
          2.375%, 05/21/20.................................................      2,720     2,727,158
BPCE SA
          2.650%, 02/03/21.................................................        330       332,339
Credit Agricole SA
          2.750%, 06/10/20.................................................      1,000     1,004,017
Orange SA
          1.625%, 11/03/19.................................................      2,000     2,000,000
Sanofi
          0.875%, 09/22/21................................................. EUR  5,000     5,683,790
Societe Generale SA
          2.625%, 09/16/20.................................................      2,000     2,010,741
                                                                                        ------------
TOTAL FRANCE...............................................................               13,758,045
                                                                                        ------------
GERMANY -- (1.0%)
BMW US Capital LLC
(Omega)   2.000%, 04/11/21.................................................      3,000     3,005,735
Daimler Finance North America LLC
#(Omega)  2.250%, 03/02/20.................................................      2,925     2,927,711
(Omega)   2.700%, 08/03/20.................................................      3,060     3,075,334
Deutsche Bank AG
#         2.950%, 08/20/20.................................................      3,618     3,625,215
EMD Finance LLC
(Omega)   2.400%, 03/19/20.................................................      1,150     1,150,749
Volkswagen Group of America Finance LLC
(Omega)   2.400%, 05/22/20.................................................      2,000     2,003,240
                                                                                        ------------
TOTAL GERMANY..............................................................               15,787,984
                                                                                        ------------
JAPAN -- (1.5%)
American Honda Finance Corp.
(r)       2.391%, 02/12/21.................................................      6,000     5,998,582
Mitsubishi UFJ Financial Group, Inc.
          2.950%, 03/01/21.................................................        882       892,350
Mizuho Financial Group, Inc.
          2.632%, 04/12/21.................................................      2,000     2,014,621

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
JAPAN -- (Continued)
Sumitomo Mitsui Banking Corp.
#        2.650%, 07/23/20.................................................       2,250 $ 2,260,768
Toyota Motor Credit Corp.
(r)      2.281%, 04/13/21.................................................      12,000  12,018,372
                                                                                       -----------
TOTAL JAPAN...............................................................              23,184,693
                                                                                       -----------
NETHERLANDS -- (0.2%)
BNG Bank NV
         2.500%, 02/28/20.................................................       1,800   1,802,927
Shell International Finance BV
         1.875%, 05/10/21.................................................       1,263   1,264,236
                                                                                       -----------
TOTAL NETHERLANDS.........................................................               3,067,163
                                                                                       -----------
SPAIN -- (1.4%)
Santander Holdings USA, Inc.
#        2.650%, 04/17/20.................................................       4,992   5,005,366
Santander UK Group Holdings P.L.C.
         2.875%, 10/16/20.................................................       4,000   4,017,024
#        3.125%, 01/08/21.................................................       1,808   1,825,074
Telefonica Emisiones SA
         5.462%, 02/16/21.................................................       8,000   8,346,365
Telefonica Emisiones SAU
         5.134%, 04/27/20.................................................       2,200   2,232,270
                                                                                       -----------
TOTAL SPAIN...............................................................              21,426,099
                                                                                       -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (1.8%)
Asian Development Bank
         1.375%, 06/11/20................................................. CAD   8,307   6,293,541
Council Of Europe Development Bank
         1.750%, 11/14/19.................................................       7,000   6,999,720
European Investment Bank
         1.125%, 02/18/20................................................. CAD  20,020  15,170,573
                                                                                       -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..............................              28,463,834
                                                                                       -----------
SWEDEN -- (2.8%)
Kommuninvest I Sverige AB
         1.000%, 09/15/21................................................. SEK 350,000  36,880,667
Svenska Handelsbanken AB
(Omega)  5.125%, 03/30/20.................................................       6,708   6,796,644
                                                                                       -----------
TOTAL SWEDEN..............................................................              43,677,311
                                                                                       -----------
SWITZERLAND -- (0.7%)
Credit Suisse AG
         3.000%, 10/29/21.................................................       1,500   1,529,232

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
SWITZERLAND -- (Continued)
Nestle Finance International, Ltd.
    2.125%, 09/10/21................................................. EUR  2,875  $ 3,343,968
UBS AG Stamford CT
    2.350%, 03/26/20.................................................      6,000    6,010,793
                                                                                  -----------
TOTAL SWITZERLAND....................................................              10,883,993
                                                                                  -----------
UNITED KINGDOM -- (2.2%)
Barclays P.L.C.
#   2.875%, 06/08/20.................................................      5,000    5,014,300
    3.250%, 01/12/21.................................................      1,085    1,096,774
HSBC USA, Inc.
    2.750%, 08/07/20.................................................      6,725    6,776,088
Lloyds Banking Group P.L.C.
    3.100%, 07/06/21.................................................      1,000    1,016,596
United Kingdom Treasury Bill
    0.000%, 11/25/19................................................. GBP 15,000   19,421,669
                                                                                  -----------
TOTAL UNITED KINGDOM.................................................              33,325,427
                                                                                  -----------
UNITED STATES -- (23.6%)
AbbVie, Inc.
    2.500%, 05/14/20.................................................     11,317   11,349,894
Allergan Funding SCS
    3.000%, 03/12/20.................................................      5,000    5,012,327
Allergan, Inc.
    3.375%, 09/15/20.................................................      1,570    1,588,569
American Express Credit Corp.
    2.375%, 05/26/20.................................................      1,210    1,212,915
    2.600%, 09/14/20.................................................      1,600    1,608,945
American International Group, Inc.
    3.375%, 08/15/20.................................................      3,470    3,508,803
    6.400%, 12/15/20.................................................      7,000    7,340,358
Amgen, Inc.
    2.200%, 05/11/20.................................................      9,990   10,008,560
Anthem, Inc.
    4.350%, 08/15/20.................................................      1,128    1,148,545
#   2.500%, 11/21/20.................................................     11,352   11,427,718
Aon Corp.
    5.000%, 09/30/20.................................................      1,000    1,027,032
Aon P.L.C.
    2.800%, 03/15/21.................................................      3,380    3,407,052
Apple, Inc.
    1.900%, 02/07/20.................................................     21,000   21,003,013
Autodesk, Inc.
    3.125%, 06/15/20.................................................      1,355    1,362,136
AutoZone, Inc.
    2.500%, 04/15/21.................................................      2,045    2,058,007
Bank of America Corp.
    2.625%, 10/19/20.................................................      1,010    1,016,751
Best Buy Co., Inc.
#   5.500%, 03/15/21.................................................      6,000    6,218,198

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- -----------
                                                                          (000)
UNITED STATES -- (Continued)
CA, Inc.
     5.375%, 12/01/19.................................................    5,245  $ 5,257,334
Campbell Soup Co.
#    4.250%, 04/15/21.................................................    8,000    8,234,468
Cardinal Health, Inc.
#    4.625%, 12/15/20.................................................    5,150    5,290,733
Caterpillar Financial Services Corp.
(r)  2.338%, 05/15/20.................................................    5,000    5,003,685
(r)  2.349%, 03/15/21.................................................    3,000    3,002,532
(r)  2.382%, 09/07/21.................................................    1,800    1,800,522
Celgene Corp.
     2.875%, 02/19/21.................................................   10,000   10,107,155
Chevron Corp.
     2.193%, 11/15/19.................................................   15,000   15,001,800
Citigroup, Inc.
     2.650%, 10/26/20.................................................    2,575    2,592,907
     2.700%, 03/30/21.................................................    2,234    2,255,674
Citizens Bank NA
#    2.550%, 05/13/21.................................................    8,000    8,063,040
Comcast Corp.
(r)  2.539%, 10/01/21.................................................    1,800    1,809,594
Dominion Energy Gas Holdings LLC
     2.800%, 11/15/20.................................................    2,000    2,015,528
Eastman Chemical Co.
     2.700%, 01/15/20.................................................    1,207    1,207,908
Enterprise Products Operating LLC
     5.200%, 09/01/20.................................................    3,839    3,938,970
Eversource Energy
     2.500%, 03/15/21.................................................    4,556    4,583,598
Exelon Corp.
     2.850%, 06/15/20.................................................    1,205    1,210,420
Exelon Generation Co. LLC
     4.000%, 10/01/20.................................................    4,282    4,338,432
Fidelity National Information Services, Inc.
     3.625%, 10/15/20.................................................    1,214    1,230,954
     2.250%, 08/15/21.................................................    4,325    4,339,893
Fifth Third Bancorp
     2.875%, 07/27/20.................................................    1,250    1,257,587
General Electric Co.
     4.375%, 09/16/20.................................................    7,000    7,135,610
General Motors Financial Co., Inc.
#    3.150%, 01/15/20.................................................    7,000    7,009,464
     4.200%, 03/01/21.................................................      500      511,448
Goldman Sachs Group, Inc. (The)
     2.300%, 12/13/19.................................................      600      600,040
#    2.600%, 04/23/20.................................................    2,075    2,080,816
     6.000%, 06/15/20.................................................    6,320    6,475,900

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
Harley-Davidson Financial Services, Inc.
(Omega)     2.150%, 02/26/20.................................................      585  $   584,595
            2.400%, 06/15/20.................................................    2,600    2,599,810
(Omega)     2.850%, 01/15/21.................................................    6,000    6,024,210
Hewlett Packard Enterprise Co.
            3.600%, 10/15/20.................................................   12,000   12,160,963
Huntington National Bank
            2.875%, 08/20/20.................................................    2,000    2,012,984
Integrys Holding, Inc.
            4.170%, 11/01/20.................................................    4,060    4,145,955
Intercontinental Exchange, Inc.
            2.750%, 12/01/20.................................................    2,229    2,247,813
JPMorgan Chase & Co.
            4.350%, 08/15/21.................................................      750      782,134
Keurig Dr Pepper, Inc.
            3.200%, 11/15/21.................................................      630      639,411
KeyCorp
            2.900%, 09/15/20.................................................    3,128    3,153,806
Kraft Heinz Foods Co.
#           2.800%, 07/02/20.................................................    1,909    1,913,985
Kroger Co. (The)
            2.950%, 11/01/21.................................................    2,334    2,373,416
L3Harris Technologies, Inc.
            2.700%, 04/27/20.................................................    1,205    1,206,996
Lam Research Corp.
            2.750%, 03/15/20.................................................    1,098    1,100,162
LG&E & KU Energy LLC
            3.750%, 11/15/20.................................................    1,244    1,259,231
Liberty Mutual Group, Inc.
            5.000%, 06/01/21.................................................      980    1,016,376
LyondellBasell Industries NV
            6.000%, 11/15/21.................................................    5,000    5,337,876
Marriott International, Inc.
#           2.875%, 03/01/21.................................................    1,000    1,011,137
Marsh & McLennan Cos. Inc.
            4.800%, 07/15/21.................................................    1,526    1,584,264
Merck & Co., Inc.
#           1.850%, 02/10/20.................................................   13,744   13,744,409
Microsoft Corp.
            1.850%, 02/12/20.................................................    7,000    7,001,085
Molson Coors Brewing Co.
            2.250%, 03/15/20.................................................   12,857   12,861,174
Mylan N.V.
            3.150%, 06/15/21.................................................    1,214    1,229,584
National Rural Utilities Cooperative Finance Corp.
(r)         2.479%, 06/30/21.................................................    1,800    1,805,877
NBCUniversal Enterprise, Inc.
(r)(Omega)  2.499%, 04/01/21.................................................    1,500    1,505,040
NetApp, Inc.
            3.375%, 06/15/21.................................................    4,880    4,971,389

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
UNITED STATES -- (Continued)
Occidental Petroleum Corp.
    4.100%, 02/01/21.................................................      650  $    662,502
Omnicom Group, Inc. / Omnicom Capital, Inc.
    4.450%, 08/15/20.................................................    1,314     1,338,514
Philip Morris International, Inc.
    2.000%, 02/21/20.................................................    1,116     1,116,230
#   2.900%, 11/15/21.................................................    5,159     5,243,577
PNC Bank NA
    2.300%, 06/01/20.................................................    2,000     2,004,071
    2.600%, 07/21/20.................................................    4,116     4,134,177
Progressive Corp. (The)
    3.750%, 08/23/21.................................................      714       738,426
Regions Financial Corp.
    3.200%, 02/08/21.................................................    4,400     4,459,957
Roper Technologies, Inc.
    3.000%, 12/15/20.................................................    5,070     5,123,310
Sempra Energy
    2.850%, 11/15/20.................................................    6,000     6,040,187
Southern Power Co.
    2.375%, 06/01/20.................................................    1,645     1,648,198
Southwest Airlines Co.
    2.750%, 11/06/19.................................................    5,480     5,480,143
UnitedHealth Group, Inc.
#   2.125%, 03/15/21.................................................    2,905     2,916,702
Verizon Communications, Inc.
    4.600%, 04/01/21.................................................    2,500     2,594,042
Walgreens Boots Alliance, Inc.
    2.700%, 11/18/19.................................................      470       470,100
Walmart, Inc.
#   2.850%, 06/23/20.................................................   12,858    12,949,816
Wells Fargo & Co.
    2.550%, 12/07/20.................................................    1,450     1,460,602
#   4.600%, 04/01/21.................................................    3,400     3,521,722
Xcel Energy, Inc.
#   2.400%, 03/15/21.................................................    2,622     2,636,852
Zimmer Biomet Holdings, Inc.
    2.700%, 04/01/20.................................................    1,021     1,023,051
                                                                                ------------
TOTAL UNITED STATES..................................................            366,490,696
                                                                                ------------
TOTAL BONDS..........................................................            851,122,510
                                                                                ------------

                                                                                                 FACE
                                                                                                AMOUNT^     VALUE+
                                                                                                ------- --------------
                                                                                                 (000)
U.S. TREASURY OBLIGATIONS -- (41.1%)
U.S. Treasury Bills
                            1.282%, 11/12/19.................................................   100,000 $   99,953,703
                            0.000%, 11/26/19.................................................    53,000     52,942,982
                            1.419%, 12/10/19.................................................    25,000     24,959,596
U.S. Treasury Notes
                            1.875%, 12/31/19.................................................    20,000     20,001,742
~(double left angle quote)  1.625%, 07/31/20.................................................    22,000     22,004,297
(r)                         1.682%, 10/31/20.................................................    11,000     10,987,308
(r)~                        1.752%, 01/31/21.................................................   190,900    190,684,718
(r)~                        1.776%, 04/30/21.................................................   217,000    216,721,303
                                                                                                        --------------
TOTAL U.S. TREASURY OBLIGATIONS..............................................................              638,255,649
                                                                                                        --------------
TOTAL INVESTMENT SECURITIES (Cost $1,490,065,061)............................................            1,489,378,159
                                                                                                        --------------
COMMERCIAL PAPER -- (3.7%)
Cigna Corp.
(Omega)                     1.884%, 01/23/20.................................................     3,000      2,985,202
NRW Bank
(Omega)                     1.898%, 02/27/20.................................................    25,000     24,851,333
Pfizer, Inc.
(Omega)                     1.888%, 03/02/20.................................................    30,000     29,818,165
                                                                                                        --------------
TOTAL COMMERCIAL PAPER.......................................................................               57,654,700
                                                                                                        --------------
                                                                                                SHARES
                                                                                                -------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S)                        The DFA Short Term Investment Fund...............................   435,131      5,034,901
                                                                                                        --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,552,746,120)..........................................           $1,552,067,760
                                                                                                        ==============

As of October 31, 2019, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                             SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD                COUNTERPARTY                   DATE    (DEPRECIATION)
------------------- --------------- ---------------------------------------  ---------- --------------
GBP     14,980,590  USD  19,297,397 State Street Bank and Trust               11/01/19     $107,714
SEK    358,449,517  USD  36,859,434 State Street Bank and Trust               11/01/19      263,666

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                                    UNREALIZED
                                                                                     FOREIGN
                                                                                     EXCHANGE
                                                                       SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD             COUNTERPARTY             DATE    (DEPRECIATION)
-------------------  ------------------- ----------------------------- ---------- --------------
USD       15,286,731 CAD      19,983,535 Citibank, N.A.                 01/06/20   $   108,220
                                                                                   -----------
TOTAL APPRECIATION                                                                 $   479,600

CAD        1,223,799 USD         938,017 National Australia Bank Ltd.   01/06/20   $    (8,480)
USD       18,584,208 GBP      14,980,590 Citibank, N.A.                 11/01/19      (820,902)
USD       36,945,404 SEK     358,449,517 National Australia Bank Ltd.   11/01/19      (177,697)
USD       19,344,396 GBP      14,991,675 State Street Bank and Trust    12/27/19      (110,865)
USD       36,879,483 SEK     357,552,664 State Street Bank and Trust    12/27/19      (268,885)
USD      111,206,959 CAD     148,139,758 Citibank, N.A.                 01/03/20    (1,311,923)
USD      105,466,955 CAD     139,306,935 Citibank, N.A.                 01/06/20      (343,749)
USD       27,455,061 EUR      24,546,923 JP Morgan                      01/16/20       (64,298)
                                                                                   -----------
TOTAL (DEPRECIATION)                                                               $(3,106,799)
                                                                                   -----------
TOTAL APPRECIATION
  (DEPRECIATION)                                                                   $(2,627,199)
                                                                                   ===========

As of October 31, 2019, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- -----------  -----------  --------------
LONG POSITION CONTRACTS:
CBOT Corn Futures.................................     75     12/13/19  $ 1,405,506  $ 1,462,500     $ 56,994
CBOT Soybean Futures..............................     32     01/14/20    1,510,068    1,491,600      (18,468)
CBOT Soybean Meal Futures.........................     26     01/14/20      813,169      797,940      (15,229)
CBOT Soybean Oil Futures..........................     44     01/14/20      792,006      817,608       25,602
CBOT Wheat Futures................................     30     12/13/19      720,977      763,124       42,147
CME Lean Hogs Futures.............................     18     12/13/19      469,283      475,200        5,917
CME Live Cattle Futures...........................     20     12/31/19      848,091      937,800       89,709
COMEX Copper Futures..............................     27     12/27/19    1,732,722    1,780,650       47,928
COMEX Gold 100 Troy Oz. Futures...................     23     12/27/19    3,531,411    3,484,040      (47,371)
COMEX Silver Futures..............................     12     12/27/19    1,095,037    1,084,020      (11,017)
ICE Brent Crude Oil Futures.......................     31     11/29/19    1,821,145    1,848,220       27,075
ICE Gasoil Futures................................     12     01/10/20      685,829      674,100      (11,729)
KCBT Hard Red Winter Wheat Futures................     13     12/13/19      265,433      272,838        7,405
LME Nickel Futures................................     26     11/18/19    2,408,212    2,603,796      195,584
LME Nickel Futures................................     13     01/13/20    1,376,696    1,300,338      (76,358)
LME Primary Aluminium Futures.....................     30     01/13/20    1,294,504    1,314,000       19,496
LME Primary Aluminium Futures.....................     61     11/20/19    2,683,975    2,686,288        2,313
LME Zinc Futures..................................     33     11/20/19    1,893,873    2,083,125      189,252
LME Zinc Futures..................................     16     01/13/20      973,544      997,400       23,856
NYBOT CSC 'C' Coffee Futures......................     16     12/18/19      580,424      611,700       31,276
NYBOT CSC No. 11 World Sugar Futures..............     54     02/28/20      753,025      754,790        1,765
NYBOT CTN No. 2 Cotton Futures....................      9     12/06/19      269,101      289,980       20,879
NYMEX Henry Hub Natural Gas Futures...............     71     12/27/19    1,857,912    1,939,720       81,808
NYMEX Light Sweet Crude Oil Futures...............     38     12/19/19    1,987,501    2,061,500       73,999
NYMEX NY Harbor ULSD Futures......................      7     12/31/19      548,395      549,280          885
NYMEX Reformulated Gasoline Blend Futures.........     10     12/31/19      632,232      660,156       27,924
                                                                        -----------  -----------     --------
TOTAL.............................................                      $32,950,071  $33,741,713     $791,642
SHORT POSITION CONTRACTS:
LME Nickel Futures................................    (26)    11/18/19   (2,634,962)  (2,603,796)      31,166
LME Nickel Futures................................     (3)    01/13/20     (302,657)    (300,078)       2,579
LME Primary Aluminium Futures.....................     (7)    01/13/20     (305,695)    (306,600)        (905)
LME Primary Aluminium Futures.....................    (61)    11/20/19   (2,674,844)  (2,686,287)     (11,443)

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL                 APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE     MARKET VALUE (DEPRECIATION)
-----------                                        --------- ---------- -----------  ------------ --------------
LME Zinc Futures..................................     (4)    01/13/20  $  (251,583) $  (249,350)   $   2,233
LME Zinc Futures..................................    (33)    11/20/19   (1,951,064)  (2,083,125)    (132,061)
                                                                        -----------  -----------    ---------
TOTAL.............................................                      $(8,120,805) $(8,229,236)   $(108,431)
                                                                        -----------  -----------    ---------
TOTAL FUTURES CONTRACTS...........................                      $24,829,266  $25,512,477    $ 683,211
                                                                        ===========  ===========    =========

As of October 31, 2019, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

                                                   PAYMENTS
                                                   RECEIVED               UPFRONT  UPFRONT                 UNREALIZED
REFERENCE                          NOTIONAL       (PAID) BY    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
ENTITY*          COUNTERPARTY       AMOUNT        THE FUND**      DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
---------       --------------- --------------- -------------  ---------- -------- -------- -----------  --------------
BofA Merrill
  Lynch
  Commodity
  MLBXPPDM                                        3 Month USD
  Total                                           UST 13-Week
  Return                                            Bill High
  Index (1)     Bank of America                 Discount Rate
                Corp.           USD 224,291,274   plus 0.14%    12/20/19     --       --    $(1,267,452)  $(1,267,452)
BofA Merrill
  Lynch                                          3 Month USD
  Total                                          UST 13-Week
  Return                                          Bill High
  Index (2)     Bank of America                 Discount Rate
                Corp.           USD 161,121,229   plus 0.19%    12/20/19     --       --       (980,772)     (980,772)
Citi
  Commodities                                    3 Month USD
  Pre-Roll                                       UST 13-Week
  RS Total                                        Bill High
  Return                                        Discount Rate
  Index (3)     Citibank, N.A.  USD 218,795,200   plus 0.19%    12/20/19     --       --     (1,330,186)   (1,330,186)
Citi Custom                                      3 Month USD
  CIVICS H                                       UST 13-Week
  Total                                           Bill High
  Return                                        Discount Rate
  Index (4)     Citibank, N.A.  USD 169,006,271   plus 0.14%    12/20/19     --       --       (955,095)     (955,095)
Credit Suisse                                    3 Month USD
  Custom                                         UST 13-Week
  141 Total                                       Bill High
  Return                                        Discount Rate
  Index (5)     Credit Suisse   USD 260,365,291   plus 0.18%    11/25/19     --       --     (1,543,292)   (1,543,292)
Credit Suisse                                    3 Month USD
  Custom 57                                      UST 13-Week
  Total                                           Bill High
  Return                                        Discount Rate
  Index (6)     Credit Suisse   USD 118,650,262   plus 0.14%    11/25/19     --       --       (653,298)     (653,298)
UBS                                              3 Month USD
  UBSIB190                                       UST 13-Week
  Custom                                          Bill High
  Strategy (7)                                  Discount Rate
                UBS AG          USD 404,785,204   plus 0.14%    01/31/20     --       --     (2,072,884)   (2,072,884)
                                                                             --       --    -----------   -----------
TOTAL                                                                        --       --    $(8,802,979)  $(8,802,979)
                                                                             ==       ==    ===========   ===========

* Portfolio receives the price appreciation of the reference entity at maturity.
** Payments received (paid) by the Fund are exchanged at maturity.

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

(1) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.08%      18,092,374
     ICE Brent Crude Oil Futures                   7.08%      15,885,218
     NYMEX Reformulated Gasoline Blend Futures     2.52%       5,661,688
     ICE Gasoil Futures                            2.57%       5,767,960
     NYMEX NY Harbor ULSD Futures                  2.16%       4,842,871
     NYMEX Henry Hub Natural Gas Futures           7.51%      16,852,590
     CBOT Soybean Futures                          5.76%      12,920,704
     CBOT Soybean Oil Futures                      3.20%       7,168,392
     CBOT Soybean Meal Futures                     3.11%       6,972,649
     CBOT Corn Futures                             5.83%      13,068,169
     CBOT Wheat Futures                            2.97%       6,650,994
     KCBT Hard Red Winter Wheat Futures            1.05%       2,363,825
     CME Live Cattle Futures                       3.85%       8,637,380
     CME Lean Hogs Futures                         2.08%       4,657,142
     COMEX Gold 100 Troy Oz. Futures              13.69%      30,708,449
     COMEX Silver Futures                          4.26%       9,558,648
     COMEX Copper Futures                          6.96%      15,619,100
     LME Primary Aluminum Futures                  3.89%       8,713,996
     LME Nickel Futures                            3.84%       8,621,856
     LME Zinc Futures                              3.02%       6,784,156
     NYBOT CSC No. 11 World Sugar Futures          2.94%       6,603,183
     NYBOT CSC 'C' Coffee Futures                  2.41%       5,407,070
     NYBOT CTN No. 2 Cotton Futures                1.22%       2,732,860
                                                             -----------
     TOTAL NOTIONAL AMOUNT                                   224,291,274
                                                             ===========

(2) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.24%     13,260,487
     ICE Brent Crude Oil Futures                   8.79%     14,161,773
     NYMEX Reformulated Gasoline Blend Futures     3.06%      4,934,254
     ICE Gasoil Futures                            3.14%      5,054,222
     NYMEX NY Harbor ULSD Futures                  2.64%      4,251,572
     NYMEX Henry Hub Natural Gas Futures           9.09%     14,645,252
     CBOT Soybean Futures                          4.71%      7,592,764
     CBOT Soybean Oil Futures                      2.60%      4,192,226
     CBOT Soybean Meal Futures                     2.53%      4,080,130
     CBOT Corn Futures                             4.59%      7,399,808
     CBOT Wheat Futures                            2.39%      3,846,193
     KCBT Hard Red Winter Wheat Futures            0.83%      1,336,428
     CME Live Cattle Futures                       4.49%      7,236,902
     CME Lean Hogs Futures                         1.51%      2,432,736
     COMEX Gold 100 Troy Oz. Futures              13.85%     22,317,548
     COMEX Silver Futures                          4.30%      6,923,010
     COMEX Copper Futures                          7.06%     11,371,207
     LME Primary Aluminum Futures                  3.95%      6,363,091
     LME Nickel Futures                            3.90%      6,281,705
     LME Zinc Futures                              3.07%      4,953,893
     NYBOT CSC No. 11 World Sugar Futures          2.40%      3,863,177

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

           FUTURES CONTRACT                % OF INDEX NOTIONAL AMOUNT
           ----------------                ---------- ---------------
           NYBOT CSC 'C' Coffee Futures       1.88%       3,036,022
           NYBOT CTN No. 2 Cotton Futures     0.98%       1,586,829
                                                        -----------
           TOTAL NOTIONAL AMOUNT                        161,121,229
                                                        ===========

(3) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.24%      18,007,129
     ICE Brent Crude Oil Futures                   8.79%      19,231,034
     NYMEX Reformulated Gasoline Blend Futures     3.06%       6,700,489
     ICE Gasoil Futures                            3.14%       6,863,401
     NYMEX NY Harbor ULSD Futures                  2.64%       5,773,438
     NYMEX Henry Hub Natural Gas Futures           9.09%      19,887,577
     CBOT Soybean Futures                          4.71%      10,310,623
     CBOT Soybean Oil Futures                      2.60%       5,692,850
     CBOT Soybean Meal Futures                     2.53%       5,540,629
     CBOT Corn Futures                             4.59%      10,048,598
     CBOT Wheat Futures                            2.39%       5,222,953
     KCBT Hard Red Winter Wheat Futures            0.83%       1,814,808
     CME Live Cattle Futures                       4.49%       9,827,379
     CME Lean Hogs Futures                         1.51%       3,303,544
     COMEX Gold 100 Troy Oz. Futures              13.85%      30,306,201
     COMEX Silver Futures                          4.30%       9,401,128
     COMEX Copper Futures                          7.06%      15,441,575
     LME Primary Aluminum Futures                  3.95%       8,640,784
     LME Nickel Futures                            3.90%       8,530,266
     LME Zinc Futures                              3.07%       6,727,158
     NYBOT CSC No. 11 World Sugar Futures          2.40%       5,246,017
     NYBOT CSC 'C' Coffee Futures                  1.88%       4,122,778
     NYBOT CTN No. 2 Cotton Futures                0.98%       2,154,841
                                                             -----------
     TOTAL NOTIONAL AMOUNT                                   218,795,200
                                                             ===========

(4) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.08%     13,632,829
     ICE Brent Crude Oil Futures                   7.08%     11,969,711
     NYMEX Reformulated Gasoline Blend Futures     2.52%      4,266,153
     ICE Gasoil Futures                            2.57%      4,346,230
     NYMEX NY Harbor ULSD Futures                  2.16%      3,649,164
     NYMEX Henry Hub Natural Gas Futures           7.51%     12,698,637
     CBOT Soybean Futures                          5.76%      9,735,912
     CBOT Soybean Oil Futures                      3.20%      5,401,473
     CBOT Soybean Meal Futures                     3.11%      5,253,978
     CBOT Corn Futures                             5.83%      9,847,028
     CBOT Wheat Futures                            2.97%      5,011,607
     KCBT Hard Red Winter Wheat Futures            1.05%      1,781,171
     CME Live Cattle Futures                       3.85%      6,508,373

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

        FUTURES CONTRACT                      % OF INDEX NOTIONAL AMOUNT
        ----------------                      ---------- ---------------
        CME Lean Hogs Futures                    2.08%       3,509,214
        COMEX Gold 100 Troy Oz. Futures         13.69%      23,139,199
        COMEX Silver Futures                     4.26%       7,202,560
        COMEX Copper Futures                     6.96%      11,769,186
        LME Primary Aluminum Futures             3.89%       6,566,104
        LME Nickel Futures                       3.84%       6,496,676
        LME Zinc Futures                         3.02%       5,111,946
        NYBOT CSC No. 11 World Sugar Futures     2.94%       4,975,581
        NYBOT CSC 'C' Coffee Futures             2.41%       4,074,295
        NYBOT CTN No. 2 Cotton Futures           1.22%       2,059,244
                                                           -----------
        TOTAL NOTIONAL AMOUNT                              169,006,271
                                                           ===========

(5) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.24%      21,428,403
     ICE Brent Crude Oil Futures                   8.79%      22,884,844
     NYMEX Reformulated Gasoline Blend Futures     3.06%       7,973,552
     ICE Gasoil Futures                            3.14%       8,167,415
     NYMEX NY Harbor ULSD Futures                  2.64%       6,870,365
     NYMEX Henry Hub Natural Gas Futures           9.09%      23,666,126
     CBOT Soybean Futures                          4.71%      12,269,595
     CBOT Soybean Oil Futures                      2.60%       6,774,466
     CBOT Soybean Meal Futures                     2.53%       6,593,323
     CBOT Corn Futures                             4.59%      11,957,785
     CBOT Wheat Futures                            2.39%       6,215,290
     KCBT Hard Red Winter Wheat Futures            0.83%       2,159,613
     CME Live Cattle Futures                       4.49%      11,694,536
     CME Lean Hogs Futures                         1.51%       3,931,202
     COMEX Gold 100 Troy Oz. Futures              13.85%      36,064,241
     COMEX Silver Futures                          4.30%      11,187,299
     COMEX Copper Futures                          7.06%      18,375,403
     LME Primary Aluminum Futures                  3.95%      10,282,494
     LME Nickel Futures                            3.90%      10,150,978
     LME Zinc Futures                              3.07%       8,005,287
     NYBOT CSC No. 11 World Sugar Futures          2.40%       6,242,736
     NYBOT CSC 'C' Coffee Futures                  1.88%       4,906,087
     NYBOT CTN No. 2 Cotton Futures                0.98%       2,564,251
                                                             -----------
     TOTAL NOTIONAL AMOUNT                                   260,365,291
                                                             ===========

(6) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.08%      9,570,880
     ICE Brent Crude Oil Futures                   7.08%      8,403,293
     NYMEX Reformulated Gasoline Blend Futures     2.52%      2,995,037
     ICE Gasoil Futures                            2.57%      3,051,255
     NYMEX NY Harbor ULSD Futures                  2.16%      2,561,883

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

        FUTURES CONTRACT                      % OF INDEX NOTIONAL AMOUNT
        ----------------                      ---------- ---------------
        NYMEX Henry Hub Natural Gas Futures      7.51%       8,915,034
        CBOT Soybean Futures                     5.76%       6,835,063
        CBOT Soybean Oil Futures                 3.20%       3,792,085
        CBOT Soybean Meal Futures                3.11%       3,688,537
        CBOT Corn Futures                        5.83%       6,913,072
        CBOT Wheat Futures                       2.97%       3,518,381
        KCBT Hard Red Winter Wheat Futures       1.05%       1,250,465
        CME Live Cattle Futures                  3.85%       4,569,181
        CME Lean Hogs Futures                    2.08%       2,463,632
        COMEX Gold 100 Troy Oz. Futures         13.69%      16,244,794
        COMEX Silver Futures                     4.26%       5,056,532
        COMEX Copper Futures                     6.96%       8,262,516
        LME Primary Aluminum Futures             3.89%       4,609,711
        LME Nickel Futures                       3.84%       4,560,969
        LME Zinc Futures                         3.02%       3,588,824
        NYBOT CSC No. 11 World Sugar Futures     2.94%       3,493,089
        NYBOT CSC 'C' Coffee Futures             2.41%       2,860,344
        NYBOT CTN No. 2 Cotton Futures           1.22%       1,445,685
                                                           -----------
        TOTAL NOTIONAL AMOUNT                              118,650,262
                                                           ===========

(7) The following table represents the individual positions within the Total Return Swap as of October 31, 2019:

REFERENCED COMMODITY -- LONG POSITION

     FUTURES CONTRACT                           % OF INDEX NOTIONAL AMOUNT
     ----------------                           ---------- ---------------
     NYMEX Light Sweet Crude Oil Futures           8.08%      32,651,852
     ICE Brent Crude Oil Futures                   7.08%      28,668,532
     NYMEX Reformulated Gasoline Blend Futures     2.52%      10,217,819
     ICE Gasoil Futures                            2.57%      10,409,611
     NYMEX NY Harbor ULSD Futures                  2.16%       8,740,075
     NYMEX Henry Hub Natural Gas Futures           7.51%      30,414,376
     CBOT Soybean Futures                          5.76%      23,318,383
     CBOT Soybean Oil Futures                      3.20%      12,937,012
     CBOT Soybean Meal Futures                     3.11%      12,583,749
     CBOT Corn Futures                             5.83%      23,584,518
     CBOT Wheat Futures                            2.97%      12,003,249
     KCBT Hard Red Winter Wheat Futures            1.05%       4,266,065
     CME Live Cattle Futures                       3.85%      15,588,139
     CME Lean Hogs Futures                         2.08%       8,404,884
     COMEX Gold 100 Troy Oz. Futures              13.69%      55,420,461
     COMEX Silver Futures                          4.26%      17,250,779
     COMEX Copper Futures                          6.96%      28,188,258
     LME Primary Aluminum Futures                  3.89%      15,726,410
     LME Nickel Futures                            3.84%      15,560,123
     LME Zinc Futures                              3.02%      12,243,570
     NYBOT CSC No. 11 World Sugar Futures          2.94%      11,916,963
     NYBOT CSC 'C' Coffee Futures                  2.41%       9,758,302
     NYBOT CTN No. 2 Cotton Futures                1.22%       4,932,074
                                                             -----------
     TOTAL NOTIONAL AMOUNT                                   404,785,204
                                                             ===========

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           -----------------------------------------------
                                           LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                           -------- --------------  ------- --------------
Bonds
   Australia..............................       -- $   34,538,202    --    $   34,538,202
   Belgium................................       --     23,263,957    --        23,263,957
   Canada.................................       --    227,812,104    --       227,812,104
   Denmark................................       --      5,443,002    --         5,443,002
   France.................................       --     13,758,045    --        13,758,045
   Germany................................       --     15,787,984    --        15,787,984
   Japan..................................       --     23,184,693    --        23,184,693
   Netherlands............................       --      3,067,163    --         3,067,163
   Spain..................................       --     21,426,099    --        21,426,099
   Supranational Organization Obligations.       --     28,463,834    --        28,463,834
   Sweden.................................       --     43,677,311    --        43,677,311
   Switzerland............................       --     10,883,993    --        10,883,993
   United Kingdom.........................       --     33,325,427    --        33,325,427
   United States..........................       --    366,490,696    --       366,490,696
U.S. Treasury Obligations.................       --    638,255,649    --       638,255,649
Commercial Paper..........................       --     57,654,700    --        57,654,700
Securities Lending Collateral.............       --      5,034,901    --         5,034,901
Forward Currency Contracts**..............       --     (2,627,199)   --        (2,627,199)
Futures Contracts**....................... $683,211             --    --           683,211
Swap Agreements**.........................       --     (8,802,979)   --        (8,802,979)
                                           -------- --------------    --    --------------
TOTAL..................................... $683,211 $1,540,637,582    --    $1,541,320,793
                                           ======== ==============    ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                        DFA
                                                                                 COMMODITY STRATEGY
                                                                                     PORTFOLIO*
                                                                                 ------------------
ASSETS:
Investment Securities at Value (including $4,948 of securities on loan,
  respectively).................................................................   $    1,547,033
Collateral from Securities on Loan Invested in Affiliate at Value (including
  cost of $5,034)...............................................................            5,035
Foreign Currencies at Value.....................................................                3
Segregated Cash for Swaps Contracts.............................................           19,836
Cash............................................................................           21,513
Receivables:
   Dividends and Interest.......................................................            6,767
   Securities Lending Income....................................................                1
   Fund Shares Sold.............................................................            1,202
   Futures Margin Variation.....................................................              145
Unrealized Gain on Forward Currency Contracts...................................              480
Prepaid Expenses and Other Assets...............................................               32
                                                                                   --------------
       Total Assets.............................................................        1,602,047
                                                                                   --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.............................................            5,061
   Fund Shares Redeemed.........................................................              754
   Due to Advisor...............................................................              401
   Due to Broker................................................................            4,670
Unrealized Loss on Swap Contracts...............................................            8,803
Unrealized Loss on Forward Currency Contracts...................................            3,107
Accrued Expenses and Other Liabilities..........................................              207
                                                                                   --------------
       Total Liabilities........................................................           23,003
                                                                                   --------------
NET ASSETS......................................................................   $    1,579,044
                                                                                   ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).........................................      289,398,899
                                                                                   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........................   $         5.46
                                                                                   ==============
Investment Securities at Cost...................................................   $    1,547,712
                                                                                   ==============
Foreign Currencies at Cost......................................................   $            3
                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................................   $    1,574,508
Total Distributable Earnings (Loss).............................................            4,536
                                                                                   --------------
NET ASSETS......................................................................   $    1,579,044
                                                                                   ==============
(1) NUMBER OF SHARES AUTHORIZED.................................................    1,800,000,000
                                                                                   ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                         DFA
                                                                  COMMODITY STRATEGY
                                                                      PORTFOLIO#
                                                                  ------------------
INVESTMENT INCOME
   Interest......................................................     $  40,192
   Income from Securities Lending................................            19
                                                                      ---------
       Total Investment Income...................................        40,211
                                                                      ---------
EXPENSES
   Investment Management Fees....................................         6,290
   Accounting & Transfer Agent Fees..............................           309
   Custodian Fees................................................            62
   Filing Fees...................................................            67
   Shareholders' Reports.........................................           116
   Directors'/Trustees' Fees & Expenses..........................            11
   Professional Fees.............................................            49
   Other.........................................................            92
                                                                      ---------
       Total Expenses............................................         6,996
                                                                      ---------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note D)...................        (1,108)
   Fees Paid Indirectly (Note D).................................           (16)
                                                                      ---------
   Net Expenses..................................................         5,872
                                                                      ---------
   NET INVESTMENT INCOME (LOSS)..................................        34,339
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..............................        (5,105)
       Affiliated Investment Companies Shares Sold...............             1
       Futures...................................................        (7,871)
       Swap Contracts............................................      (121,360)
       Foreign Currency Transactions.............................            22
       Forward Currency Contracts................................        14,639
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................        21,976
       Futures...................................................         4,368
       Swap Contracts............................................        19,967
       Translation of Foreign Currency-Denominated Amounts.......            17
       Forward Currency Contracts................................        (6,022)
                                                                      ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS).......................       (79,368)
                                                                      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..     $ (45,029)
                                                                      =========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

               CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                   DFA COMMODITY STRATEGY
                                                                                         PORTFOLIO
                                                                                  -----------------------
                                                                                     YEAR         YEAR
                                                                                     ENDED        ENDED
                                                                                    OCT 31,      OCT 31,
                                                                                     2019         2018
                                                                                  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $    34,339  $   31,518
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................................      (5,105)    (20,480)
       Affiliated Investment Companies Shares Sold...............................           1          (5)
       Futures...................................................................      (7,871)      1,465
       Swap Contracts............................................................    (121,360)    (40,002)
       Foreign Currency Transactions.............................................          22         (23)
       Forward Currency Contracts................................................      14,639      19,451
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................      21,976     (15,936)
       Affiliated Investment Companies Shares....................................          --           3
       Futures...................................................................       4,368      (6,725)
       Swap Contracts............................................................      19,967     (33,259)
       Translation of Foreign Currency-Denominated Amounts.......................          17          17
       Forward Currency Contracts................................................      (6,022)        391
                                                                                  -----------  ----------
          Net Increase (Decrease) in Net Assets Resulting from Operations........     (45,029)    (63,585)
                                                                                  -----------  ----------
Distributions:
       Institutional Class Shares................................................     (36,041)    (44,439)
                                                                                  -----------  ----------
          Total Distributions....................................................     (36,041)    (44,439)
                                                                                  -----------  ----------
Capital Share Transactions (1):
   Shares Issued.................................................................     637,187     851,258
   Shares Issued in Lieu of Cash Distributions...................................      32,129      40,250
   Shares Redeemed...............................................................  (1,005,190)   (515,817)
                                                                                  -----------  ----------
          Net Increase (Decrease) from Capital Share Transactions................    (335,874)    375,691
                                                                                  -----------  ----------
          Total Increase (Decrease) in Net Assets................................    (416,944)    267,667
NET ASSETS
   Beginning of Year.............................................................   1,995,988   1,728,321
                                                                                  -----------  ----------
   End of Year................................................................... $ 1,579,044  $1,995,988
                                                                                  ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................     116,397     142,902
   Shares Issued in Lieu of Cash Distributions...................................       5,930       7,068
   Shares Redeemed...............................................................    (184,535)    (87,468)
                                                                                  -----------  ----------
          Net Increase (Decrease) from Shares Issued and Redeemed................     (62,208)     62,502
                                                                                  ===========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       CONSOLIDATED FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               DFA COMMODITY STRATEGY PORTFOLIO
                                                             ------------------------------------------------------------------
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                             OCT 31, 2019  OCT 31, 2018  OCT 31, 2017 OCT 31, 2016  OCT 31, 2015
                                                             ------------  ------------  ------------ ------------  ------------
Net Asset Value, Beginning of Year..........................  $     5.68    $     5.98    $     5.88   $     5.93    $     8.00
                                                              ----------    ----------    ----------   ----------    ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................        0.11          0.10          0.07         0.05          0.05
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       (0.22)        (0.25)         0.11        (0.07)        (2.05)
                                                              ----------    ----------    ----------   ----------    ----------
       Total from Investment Operations.....................       (0.11)        (0.15)         0.18        (0.02)        (2.00)
                                                              ----------    ----------    ----------   ----------    ----------
Less Distributions:
-------------------
   Net Investment Income....................................       (0.11)        (0.15)        (0.08)       (0.03)        (0.06)
   Net Realized Gains.......................................          --            --            --           --         (0.01)
                                                              ----------    ----------    ----------   ----------    ----------
       Total Distributions..................................       (0.11)        (0.15)        (0.08)       (0.03)        (0.07)
                                                              ----------    ----------    ----------   ----------    ----------
Net Asset Value, End of Year................................  $     5.46    $     5.68    $     5.98   $     5.88    $     5.93
                                                              ==========    ==========    ==========   ==========    ==========
Total Return................................................       (1.99%)       (2.43%)        3.15%       (0.26%)      (25.16%)
                                                              ----------    ----------    ----------   ----------    ----------
Net Assets, End of Year (thousands).........................  $1,579,044    $1,995,988    $1,728,321   $1,598,097    $1,207,071
Ratio of Expenses to Average Net Assets.....................        0.33%         0.32%         0.33%        0.33%         0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....        0.41%         0.39%         0.39%        0.40%         0.40%
Ratio of Net Investment Income to Average Net Assets........        1.99%         1.61%         1.17%        0.95%         0.77%
Portfolio Turnover Rate.....................................          38%           78%          102%         159%          124%
                                                              ----------    ----------    ----------   ----------    ----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act"), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, one of which, DFA Commodity Strategy Portfolio (the "Portfolio" ), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the "Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. BASIS FOR CONSOLIDATION:

   The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

   To the extent of the Portfolio's investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

   The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

   As of October 31, 2019, the Portfolio held a $355,833,036 investment in the Subsidiary, representing 22.53% of the Portfolio's total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2019, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

                    DFA Commodity Strategy Portfolio. 0.30%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio. As of October 31, 2019, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

   The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary's average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

   For the year ended October 31, 2019, approximately $1,108 (in thousands) of the Subsidiary's management fees were waived pursuant to the Subsidiary fee waiver agreement.

EARNED INCOME CREDIT:

   Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                    FEES PAID
                                                    INDIRECTLY
                                                    ----------
                 DFA Commodity Strategy Portfolio..    $16

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

E. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

                     DFA Commodity Strategy Portfolio. $28

F. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

                                       U.S. GOVERNMENT    OTHER INVESTMENT
                                          SECURITIES         SECURITIES
                                      ------------------ ------------------
                                      PURCHASES  SALES   PURCHASES  SALES
                                      --------- -------- --------- --------
    DFA Commodity Strategy Portfolio. $462,533  $520,170 $128,585  $799,491

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities or Consolidated Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                      CHANGE IN
                      BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                      OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                         2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                      ----------- --------- ---------- ------------ ------------- ----------- ------------ -------- -------------
DFA COMMODITY
  STRATEGY PORTFOLIO
The DFA Short Term
  Investment Fund       $13,866   $497,495   $506,327       $1             --       $5,035        435        $266          --
                        -------   --------   --------       --         ------       ------        ---        ----      ------
TOTAL                   $13,866   $497,495   $506,327       $1             --       $5,035        435        $266          --
                        =======   ========   ========       ==         ======       ======        ===        ====      ======

G. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to adjustments between financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                  NET INVESTMENT
                                    INCOME AND
                                    SHORT-TERM     LONG-TERM   TAX EXEMPT
                                  CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                  -------------- ------------- ---------- -------
DFA Commodity Strategy Portfolio
2018.............................    $44,438          --           --     $44,438
2019.............................     36,041          --           --      36,041

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                      NET INVESTMENT
                                        INCOME AND
                                        SHORT-TERM     LONG-TERM
                                      CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                      -------------- ------------- -------
    DFA Commodity Strategy Portfolio.    $(2,815)         --       $(2,815)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                         UNDISTRIBUTED                                               TOTAL NET
                                         NET INVESTMENT                                            DISTRIBUTABLE
                                           INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                           SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                         CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                         -------------- ------------- ------------- -------------- -------------
DFA Commodity Strategy Portfolio........    $12,263          --          $(7,351)       $(281)        $4,631

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                    UNLIMITED TOTAL
                                                    --------- ------
           DFA Commodity Strategy Portfolio........  $7,351   $7,351

   During the year ended October 31, 2019, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                              NET
                                                                           UNREALIZED
                                   FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                   TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
-                                 ---------- ------------ -------------- --------------
DFA Commodity Strategy Portfolio. $1,552,748   $869,693     $(869,978)       $(285)

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

   2. FORWARD CURRENCY CONTRACTS: THE Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts.

   3. COMMODITY-LINKED DERIVATIVES: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

   4. SWAP AGREEMENTS: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

   The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

   An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

   Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor's Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

   The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission ("CFTC") currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers.

   As of October 31, 2019, the Portfolio had non-cash collateral consisting of short- and/or long-term U.S. Treasuries pledged as collateral for swap agreements as follows (amount in thousands):

                                                             NON-CASH
                                                            COLLATERAL
                                                              MARKET
                                                              VALUE
                                                            ----------
         DFA Commodity Strategy Portfolio..................   $5,730

FUTURES ACTIVITIES:

   The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

   5. FUTURES CONTRACTS: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

   Payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

   At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

   The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio's investments in the contracts to greater volatility than investments in traditional securities.

   6. OPTIONS ON FUTURES CONTRACTS: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

   An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

   The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

   The Subsidiary's securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                         FORWARD
                                         CURRENCY                SWAP
                                        CONTRACTS* FUTURES** CONTRACTS***
                                        ---------- --------- ------------
      DFA Commodity Strategy Portfolio.  $358,874   $50,907   $1,694,570

*  Average amount of Currency Purchased/Sold in USD
** Average Notional Value of contracts. Note the above table represents Long
   Position Contracts. Average volume for Short Position Contracts for the year was $9,698.
***Average Notional Value of agreements

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                             ASSET DERIVATIVES VALUE
                                  ----------------------------------------------
                                    TOTAL VALUE       FORWARD       COMMODITY
                                         AT          CURRENCY        FUTURES
                                  OCTOBER 31, 2019 CONTRACTS (1) CONTRACTS *,(2)
                                  ---------------- ------------- ---------------
DFA Commodity Strategy Portfolio.      $1,488          $480          $1,008

                                                 LIABILITY DERIVATIVES VALUE
                                  ---------------------------------------------------------
                                    TOTAL VALUE       FORWARD      COMMODITY
                                         AT          CURRENCY       FUTURES        SWAP
                                  OCTOBER 31, 2019 CONTRACTS (3) CONTRACTS (4) CONTRACTS (5)
                                  ---------------- ------------- ------------- -------------
DFA Commodity Strategy Portfolio.     $(12,235)       $(3,107)       $(325)       $(8,803)

(1)Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Consolidated Statement of Assets and Liabilities as
   Receivables: Futures Margin Variation.
(3)Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on Consolidated Statement of Assets and Liabilities as Payables:
   Futures Margin Variation.
(5)Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Consolidated Statement of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                 REALIZED GAIN (LOSS) ON
                                                       DERIVATIVES
                                   ---------------------------------------------------
                                                 FORWARD      COMMODITY
                                                CURRENCY       FUTURES        SWAP
                                     TOTAL    CONTRACTS (1) CONTRACTS (2) CONTRACTS (3)
                                   ---------  ------------- ------------- -------------
DFA Commodity Strategy Portfolio.. $(114,592)    $14,639       $(7,871)     $(121,360)

                                          CHANGE IN UNREALIZED APPRECIATION
                                            (DEPRECIATION) ON DERIVATIVES
                                  -------------------------------------------------
                                             FORWARD      COMMODITY
                                            CURRENCY       FUTURES        SWAP
                                   TOTAL  CONTRACTS (4) CONTRACTS (5) CONTRACTS (6)
                                  ------- ------------- ------------- -------------
DFA Commodity Strategy Portfolio. $18,313    $(6,022)      $4,368        $19,967

(1)Presented on Consolidated Statement of Operations as Net Realized Gain
   (Loss) on: Forward Currency Contracts.
(2)Presented on Consolidated Statement of Operations as Net Realized Gain
   (Loss) on: Futures.
(3)Presented on Consolidated Statement of Operations as Net Realized Gain
   (Loss) on: Swap Contracts.
(4)Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following table presents the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2019 (amounts in thousands):

                                   NET                                                   NET
                                 AMOUNTS                                               AMOUNTS
                                   OF        GROSS AMOUNTS NOT                           OF        GROSS AMOUNTS NOT
                                 ASSETS        OFFSET IN THE                         LIABILITIES     OFFSET IN THE
                                PRESENTED   STATEMENTS OF ASSETS                      PRESENTED   STATEMENTS OF ASSETS
                      GROSS      IN THE       AND LIABILITIES               GROSS      IN THE       AND LIABILITIES
                    AMOUNTS OF STATEMENTS  ----------------------        AMOUNTS OF  STATEMENTS  ---------------------
                    RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                      ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION            (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------         ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                           ASSETS                                             LIABILITIES
                    ---------------------------------------------------- -----------------------------------------------------
DFA COMMODITY
  STRATEGY
  PORTFOLIO
Credit Suisse......      --         --           --        --       --     $ 2,197     $ 2,197     $(2,197)        --      --
Bank of America
  Corp.............      --         --           --        --       --       2,248       2,248      (2,248)        --      --
National Australia
  Bank Ltd.........      --         --           --        --       --         186         186          --         --    $186
Citibank, N.A......    $108       $108        $(108)       --       --       4,762       4,762        (377)   $(4,385)     --
UBS AG.............      --         --           --        --       --       2,073       2,073      (2,073)        --      --
JP Morgan..........      --         --           --        --       --          64          64          --         --      64
State Street Bank
  and Trust........     372        372         (372)       --       --         380         380        (372)        --       8
                       ----       ----        -----        --       --     -------     -------     -------    -------    ----
Total..............    $480       $480        $(480)       --       --     $11,910     $11,910     $(7,267)   $(4,385)   $258
                       ====       ====        =====        ==       ==     =======     =======     =======    =======    ====

(a)No amounts have been netted against the gross amounts recognized in the Consolidated Statement of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2019.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the year ended October 31, 2019.

J. SECURITIES LENDING:

   As of October 31, 2019, the Portfolio had a security on loan to brokers/dealers, for which the Portfolio received cash collateral.

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                   REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                AS OF OCTOBER 31, 2019
                                  ---------------------------------------------------
                                  OVERNIGHT AND            BETWEEN
                                   CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS TOTAL
                                  ------------- -------- ------------ -------- ------
SECURITIES LENDING TRANSACTIONS
DFA COMMODITY STRATEGY PORTFOLIO
   Bonds.........................    $5,061        --         --         --    $5,061

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                     APPROXIMATE
                                                                      PERCENTAGE
                                                        NUMBER OF   OF OUTSTANDING
                                                       SHAREHOLDERS     SHARES
                                                       ------------ --------------
DFA Commodity Strategy Portfolio-Institutional Class..      3             60%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

OPINION ON THE CONSOLIDATED FINANCIAL STATEMENTS

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These consolidated financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, brokers and the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. LARGE COMPANY PORTFOLIO VS.
S&P 500(TM) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                            [CHART]


                   U.S. Large Company
                        Portfolio        S&P 500/TM/ Index
                   ------------------    -----------------
    10/31/2009          $10,000               $10,000
    11/30/2009           10,600                10,600
    12/31/2009           10,805                10,805
     1/31/2010           10,423                10,416
     2/28/2010           10,744                10,739
     3/31/2010           11,394                11,387
     4/30/2010           11,568                11,566
     5/31/2010           10,640                10,643
     6/30/2010           10,084                10,086
     7/31/2010           10,790                10,792
     8/31/2010           10,307                10,305
     9/30/2010           11,223                11,225
    10/31/2010           11,647                11,652
    11/30/2010           11,647                11,653
    12/31/2010           12,426                12,432
     1/31/2011           12,727                12,727
     2/28/2011           13,154                13,163
     3/31/2011           13,169                13,168
     4/30/2011           13,547                13,558
     5/31/2011           13,396                13,405
     6/30/2011           13,168                13,181
     7/31/2011           12,903                12,913
     8/31/2011           12,207                12,212
     9/30/2011           11,343                11,353
    10/31/2011           12,589                12,594
    11/30/2011           12,551                12,566
    12/31/2011           12,687                12,695
     1/31/2012           13,251                13,264
     2/29/2012           13,815                13,837
     3/31/2012           14,277                14,293
     4/30/2012           14,187                14,203
     5/31/2012           13,326                13,349
     6/30/2012           13,877                13,899
     7/31/2012           14,071                14,092
     8/31/2012           14,381                14,410
     9/30/2012           14,752                14,782
    10/31/2012           14,480                14,509
    11/30/2012           14,571                14,593
    12/31/2012           14,694                14,726
     1/31/2013           15,453                15,489
     2/28/2013           15,663                15,699
     3/31/2013           16,252                16,288
     4/30/2013           16,567                16,602
     5/31/2013           16,948                16,990
     6/30/2013           16,727                16,762
     7/31/2013           17,572                17,615
     8/31/2013           17,057                17,105
     9/30/2013           17,594                17,641
    10/31/2013           18,404                18,452
    11/30/2013           18,961                19,015
    12/31/2013           19,444                19,496
     1/31/2014           18,763                18,822
     2/28/2014           19,631                19,683
     3/31/2014           19,791                19,848
     4/30/2014           19,939                19,995
     5/31/2014           20,394                20,464
     6/30/2014           20,814                20,887
     7/31/2014           20,531                20,599
     8/31/2014           21,353                21,423
     9/30/2014           21,049                21,123
    10/31/2014           21,563                21,639
    11/30/2014           22,145                22,221
    12/31/2014           22,076                22,165
     1/31/2015           21,409                21,499
     2/28/2015           22,647                22,735
     3/31/2015           22,287                22,375
     4/30/2015           22,492                22,590
     5/31/2015           22,779                22,880
     6/30/2015           22,344                22,438
     7/31/2015           22,811                22,908
     8/31/2015           21,439                21,525
     9/30/2015           20,908                20,993
    10/31/2015           22,661                22,764
    11/30/2015           22,743                22,831
    12/31/2015           22,380                22,471
     1/31/2016           21,260                21,356
     2/29/2016           21,246                21,327
     3/31/2016           22,681                22,774
     4/30/2016           22,766                22,862
     5/31/2016           23,174                23,273
     6/30/2016           23,225                23,333
     7/31/2016           24,089                24,194
     8/31/2016           24,117                24,228
     9/30/2016           24,130                24,232
    10/31/2016           23,690                23,790
    11/30/2016           24,556                24,671
    12/31/2016           25,043                25,159
     1/31/2017           25,518                25,636
     2/28/2017           26,540                26,654
     3/31/2017           26,560                26,685
     4/30/2017           26,835                26,959
     5/31/2017           27,211                27,338
     6/30/2017           27,374                27,509
     7/31/2017           27,940                28,075
     8/31/2017           28,013                28,161
     9/30/2017           28,596                28,742
    10/31/2017           29,268                29,412
    11/30/2017           30,158                30,314
    12/31/2017           30,485                30,651
     1/31/2018           32,237                32,406
     2/28/2018           31,045                31,212
     3/31/2018           30,248                30,419
     4/30/2018           30,366                30,535
     5/31/2018           31,104                31,271
     6/30/2018           31,296                31,463
     7/31/2018           32,453                32,634
     8/31/2018           33,506                33,698
     9/30/2018           33,700                33,889
    10/31/2018           31,390                31,573
    11/30/2018           32,031                32,216
    12/31/2018           29,135                29,308
     1/31/2019           31,474                31,656         Past performance is not
     2/28/2019           32,485                32,673         predictive of future
     3/31/2019           33,109                33,307         performance.
     4/30/2019           34,458                34,656
     5/31/2019           32,260                32,454         The returns shown do not
     6/30/2019           34,530                34,741         reflect the deduction of
     7/31/2019           35,032                35,240         taxes that a shareholder
     8/31/2019           34,469                34,682         would pay on fund
     9/30/2019           35,112                35,331         distributions or the
    10/31/2019           35,876                36,096         redemption of fund shares.

           AVERAGE ANNUAL      ONE      FIVE      TEN         Copyright 2019 S&P Dow
           TOTAL RETURN        YEAR     YEARS    YEARS        Jones Indices LLC, a
           -----------------------------------------------    division of S&P Global. All
                              14.29%    10.72%   13.63%       rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                      12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad
U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

              Russell 3000(R) Index........................ 13.49%
              Russell 1000(R) Index (large-cap stocks)..... 14.15%
              Russell Midcap(R) Index (mid-cap stocks)..... 13.72%
              Russell 2000(R) Index (small-cap stocks).....  4.90%
              Russell Microcap(R) Index (micro-cap stocks). -3.27%
              Dow Jones U.S. Select REIT lndex/SM/......... 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

         Russell 1000(R) Value Index (large-cap value stocks)... 11.21%
         Russell 1000(R) Growth Index (large-cap growth stocks). 17.10%
         Russell 2000(R) Value Index (small-cap value stocks)...  3.22%
         Russell 2000(R) Growth Index (small-cap growth stocks).  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE COMPANY PORTFOLIO

   The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500(R) Index by investing in S&P 500(R) Index securities in approximately the same proportions as they are represented in the Index. As of October 31, 2019, the Portfolio held approximately 500 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, the total return was 14.29% for the Portfolio and 14.33% for the S&P 500(R) Index, the Portfolio's benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLE

                                   BEGINNING  ENDING               EXPENSES
                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                     VALUE    VALUE     EXPENSE     DURING
                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                   --------- --------- ---------- ----------
   U.S. LARGE COMPANY PORTFOLIO
   ----------------------------
   Actual Fund Return............. $1,000.00 $1,041.20    0.08%     $0.41
   Hypothetical 5% Annual Return.. $1,000.00 $1,024.80    0.08%     $0.41

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 27, 2019. They are available upon request, without charge, by calling collect:
(512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

                          U.S. LARGE COMPANY PORTFOLIO
                          Communication
                            Services...........  10.4%
                          Consumer
                            Discretionary......  10.0%
                          Consumer Staples.....   7.4%
                          Energy...............   4.3%
                          Financials...........  13.0%
                          Health Care..........  14.0%
                          Industrials..........   9.2%
                          Information
                            Technology.........  22.3%
                          Materials............   2.7%
                          Real Estate..........   3.2%
                          Utilities............   3.5%
                                                -----
                                                100.0%

                         U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                        PERCENTAGE
                                                              SHARES       VALUE+     OF NET ASSETS++
                                                             --------- -------------- ---------------
COMMON STOCKS -- (99.0%)
COMMUNICATION SERVICES -- (10.3%)
* Alphabet, Inc., Class A...................................   115,876 $  145,864,709       1.5%
* Alphabet, Inc., Class C...................................   116,904    147,311,899       1.5%
  AT&T, Inc................................................. 2,826,761    108,802,031       1.1%
  Comcast Corp., Class A.................................... 1,754,604     78,641,351       0.8%
* Facebook, Inc., Class A...................................   930,670    178,362,905       1.8%
* Netflix, Inc..............................................   169,379     48,681,218       0.5%
  Verizon Communications, Inc............................... 1,600,039     96,754,358       1.0%
  Walt Disney Co. (The).....................................   696,875     90,538,000       0.9%
  Other Securities..........................................              122,368,246       1.3%
                                                                       --------------      ----
TOTAL COMMUNICATION SERVICES................................            1,017,324,717      10.4%
                                                                       --------------      ----
CONSUMER DISCRETIONARY -- (9.9%)
* Amazon.com, Inc...........................................   160,743    285,585,658       2.9%
  Home Depot, Inc. (The)....................................   423,667     99,383,805       1.0%
  McDonald's Corp...........................................   293,796     57,789,673       0.6%
  Other Securities..........................................              534,334,674       5.5%
                                                                       --------------      ----
TOTAL CONSUMER DISCRETIONARY................................              977,093,810      10.0%
                                                                       --------------      ----
CONSUMER STAPLES -- (7.3%)
  Coca-Cola Co. (The)....................................... 1,488,788     81,034,731       0.8%
  Costco Wholesale Corp.....................................   170,135     50,548,810       0.5%
  PepsiCo, Inc..............................................   540,546     74,146,695       0.8%
  Philip Morris International, Inc..........................   601,887     49,017,677       0.5%
  Procter & Gamble Co. (The)................................   968,160    120,545,602       1.2%
  Walmart, Inc..............................................   550,165     64,512,348       0.7%
  Other Securities..........................................              284,079,377       2.9%
                                                                       --------------      ----
TOTAL CONSUMER STAPLES                                                    723,885,240       7.4%
                                                                       --------------      ----
ENERGY -- (4.3%)
  Chevron Corp..............................................   734,711     85,329,336       0.9%
  Exxon Mobil Corp.......................................... 1,636,831    110,600,671       1.1%
  Other Securities..........................................              225,927,782       2.3%
                                                                       --------------      ----
TOTAL ENERGY                                                              421,857,789       4.3%
                                                                       --------------      ----
FINANCIALS -- (12.8%)
  Bank of America Corp...................................... 3,240,880    101,342,318       1.0%
* Berkshire Hathaway, Inc., Class B.........................   758,568    161,256,385       1.6%
  Citigroup, Inc............................................   873,931     62,800,682       0.6%
  JPMorgan Chase & Co....................................... 1,236,968    154,522,043       1.6%
  Wells Fargo & Co.......................................... 1,551,124     80,084,532       0.8%
  Other Securities..........................................              704,080,243       7.3%
                                                                       --------------      ----
TOTAL FINANCIALS.                                                       1,264,086,203      12.9%
                                                                       --------------      ----
HEALTH CARE -- (13.9%)
  Abbott Laboratories.......................................   683,730     57,166,665       0.6%
  AbbVie, Inc...............................................   572,009     45,503,316       0.5%
  Amgen, Inc................................................   231,998     49,473,573       0.5%
  Johnson & Johnson......................................... 1,020,979    134,810,067       1.4%
  Medtronic P.L.C...........................................   519,033     56,522,694       0.6%
  Merck & Co., Inc..........................................   990,498     85,836,557       0.9%

U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                                               SHARES       VALUE+     OF NET ASSETS++
                                                             ---------- -------------- ---------------
HEALTH CARE -- (Continued)
  Pfizer, Inc...............................................  2,140,935 $   82,147,676        0.8%
  Thermo Fisher Scientific, Inc.............................    154,927     46,784,855        0.5%
  UnitedHealth Group, Inc...................................    366,557     92,628,954        0.9%
  Other Securities..........................................               718,124,752        7.3%
                                                                        --------------      -----
TOTAL HEALTH CARE...........................................             1,368,999,109       14.0%
                                                                        --------------      -----
INDUSTRIALS -- (9.2%)
  Boeing Co. (The)..........................................    206,804     70,294,748        0.7%
  Honeywell International, Inc..............................    278,346     48,078,705        0.5%
  Union Pacific Corp........................................    272,722     45,124,582        0.5%
  Other Securities..........................................               738,328,407        7.5%
                                                                        --------------      -----
TOTAL INDUSTRIALS...........................................               901,826,442        9.2%
                                                                        --------------      -----
INFORMATION TECHNOLOGY -- (22.1%)
  Accenture P.L.C., Class A.................................    246,553     45,715,857        0.5%
* Adobe, Inc................................................    187,987     52,247,227        0.5%
  Apple, Inc................................................  1,643,378    408,806,711        4.2%
  Broadcom, Inc.............................................    153,998     45,098,314        0.5%
  Cisco Systems, Inc........................................  1,642,318     78,026,528        0.8%
  Intel Corp................................................  1,713,775     96,879,701        1.0%
  International Business Machines Corp......................    342,707     45,830,207        0.5%
  Mastercard, Inc., Class A.................................    345,373     95,602,700        1.0%
  Microsoft Corp............................................  2,953,808    423,487,453        4.3%
  NVIDIA Corp...............................................    235,596     47,359,508        0.5%
  Oracle Corp...............................................    851,719     46,410,168        0.5%
* PayPal Holdings, Inc......................................    455,204     47,386,736        0.5%
* salesforce.com, Inc.......................................    339,273     53,092,832        0.5%
# Visa, Inc., Class A.......................................    668,090    119,494,577        1.2%
  Other Securities..........................................               570,894,462        5.7%
                                                                        --------------      -----
TOTAL INFORMATION TECHNOLOGY................................             2,176,332,981       22.2%
                                                                        --------------      -----
MATERIALS -- (2.6%)
  Other Securities..........................................               260,737,185        2.7%
                                                                        --------------      -----
REAL ESTATE -- (3.1%)
  Other Securities..........................................               307,247,173        3.1%
                                                                        --------------      -----
UTILITIES -- (3.5%)
  Other Securities..........................................               340,261,025        3.5%
                                                                        --------------      -----
TOTAL COMMON STOCKS (Cost $4,053,195,630)...................             9,759,651,674       99.7%
                                                                        --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
  State Street Institutional U.S. Government Money Market
  Fund, 1.752%.............................................. 20,161,824     20,161,824        0.2%
                                                                        --------------      -----
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S) The DFA Short Term Investment Fund.....................  7,154,639     82,786,331        0.9%
                                                                        --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,156,134,666).....................................            $9,862,599,829      100.8%
                                                                        ==============      =====

U.S. LARGE COMPANY PORTFOLIO
CONTINUED

As of October 31, 2019, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                         UNREALIZED
                          NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------               --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index...    186     12/20/19  $28,010,050 $28,232,940    $222,890
                                               ----------- -----------    --------
TOTAL FUTURES CONTRACTS..                      $28,010,050 $28,232,940    $222,890
                                               =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                  LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                               -------------- ----------- ------- --------------
Common Stocks
   Communication Services..... $1,017,324,717          --     --  $1,017,324,717
   Consumer Discretionary.....    977,093,810          --     --     977,093,810
   Consumer Staples...........    723,885,240          --     --     723,885,240
   Energy.....................    421,857,789          --     --     421,857,789
   Financials.................  1,264,086,203          --     --   1,264,086,203
   Health Care................  1,368,999,109          --     --   1,368,999,109
   Industrials................    901,826,442          --     --     901,826,442
   Information Technology.....  2,176,332,981          --     --   2,176,332,981
   Materials..................    260,737,185          --     --     260,737,185
   Real Estate................    307,247,173          --     --     307,247,173
   Utilities..................    340,261,025          --     --     340,261,025
Temporary Cash Investments....     20,161,824          --     --      20,161,824
Securities Lending Collateral.             -- $82,786,331     --      82,786,331
Futures Contracts**...........        222,890          --     --         222,890
                               -------------- ----------- ------  --------------
TOTAL......................... $9,780,036,388 $82,786,331     --  $9,862,822,719
                               ============== =========== ======  ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             U.S. LARGE
                                                                              COMPANY
                                                                             PORTFOLIO*
                                                                            ------------
ASSETS:
Investment Securities at Value (including $178,027 of securities on loan, respectively)............................................................ $  9,759,652
Temporary Cash Investments at Value & Cost.................................       20,162
Collateral from Securities on Loan Invested in Affiliate at Value
  (including cost of $82,777)..............................................       82,786
Segregated Cash for Futures Contracts......................................        1,172
Receivables:
   Dividends and Interest..................................................        8,793
   Securities Lending Income...............................................           27
   Fund Shares Sold........................................................        4,032
Prepaid Expenses and Other Assets..........................................           83
                                                                            ------------
       Total Assets........................................................    9,876,707
                                                                            ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned........................................       82,781
   Fund Shares Redeemed....................................................        5,766
   Due to Advisor..........................................................          329
   Futures Margin Variation................................................          176
Accrued Expenses and Other Liabilities.....................................        1,264
                                                                            ------------
       Total Liabilities...................................................       90,316
                                                                            ------------
NET ASSETS................................................................. $  9,786,391
                                                                            ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $9,786,391 and shares
  outstanding of 416,879,053............................................... $      23.48
                                                                            ============
NUMBER OF SHARES AUTHORIZED................................................  900,000,000
                                                                            ============
Investment Securities at Cost.............................................. $  4,053,196
                                                                            ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................................ $  4,107,977
Total Distributable Earnings (Loss)........................................    5,678,414
                                                                            ------------
NET ASSETS................................................................. $  9,786,391
                                                                            ============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                                 U.S. LARGE
                                                                                                  COMPANY
                                                                                                 PORTFOLIO#
                                                                                                 ----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0).............................................. $  190,444
   Income from Securities Lending...............................................................        456
                                                                                                 ----------
       Total Investment Income..................................................................    190,900
                                                                                                 ----------
FUND EXPENSES
   Investment Management Fees...................................................................      5,444
   Accounting & Transfer Agent Fees.............................................................      1,486
   S&P 500(R) Fees..............................................................................        102
   Custodian Fees...............................................................................        115
   Filing Fees..................................................................................        175
   Shareholders' Reports........................................................................        201
   Directors'/Trustees' Fees & Expenses.........................................................         52
   Professional Fees............................................................................        188
   Other........................................................................................        182
                                                                                                 ----------
       Total Fund Expenses......................................................................      7,945
                                                                                                 ----------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
     (Note C)...................................................................................       (687)
                                                                                                 ----------
   Net Expenses.................................................................................      7,258
                                                                                                 ----------
   NET INVESTMENT INCOME (LOSS).................................................................    183,642
                                                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................................................     71,790
       Affiliated Investment Companies Shares Sold..............................................         (8)
       Futures..................................................................................       (137)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............................................    985,397
       Affiliated Investment Companies Shares...................................................          6
       Futures..................................................................................        147
                                                                                                 ----------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................................................  1,057,195
                                                                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................. $1,240,837
                                                                                                 ==========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                     U.S. LARGE COMPANY
                                                                                          PORTFOLIO
                                                                                  ------------------------
                                                                                     YEAR         YEAR
                                                                                     ENDED        ENDED
                                                                                    OCT 31,      OCT 31,
                                                                                     2019         2018
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $   183,642  $   162,776
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................................      71,790       88,590
       Affiliated Investment Companies Shares Sold...............................          (8)         (21)
       Futures...................................................................        (137)       1,735
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................     985,397      336,695
       Affiliated Investment Companies Shares....................................           6           (9)
       Futures...................................................................         147           (7)
                                                                                  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting from Operations........   1,240,837      589,759
                                                                                  -----------  -----------
Distributions:
       Institutional Class Shares................................................    (214,307)    (177,012)
                                                                                  -----------  -----------
          Total Distributions....................................................    (214,307)    (177,012)
                                                                                  -----------  -----------
Capital Share Transactions (1):
   Shares Issued.................................................................   1,678,907    1,451,585
   Shares Issued in Lieu of Cash Distributions...................................     198,444      162,780
   Shares Redeemed...............................................................  (1,634,559)  (1,506,221)
                                                                                  -----------  -----------
          Net Increase (Decrease) from Capital Share Transactions................     242,792      108,144
                                                                                  -----------  -----------
          Total Increase (Decrease) in Net Assets................................   1,269,322      520,891
NET ASSETS
   Beginning of Year.............................................................   8,517,069    7,996,178
                                                                                  -----------  -----------
   End of Year................................................................... $ 9,786,391  $ 8,517,069
                                                                                  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................      78,503       68,274
   Shares Issued in Lieu of Cash Distributions...................................       9,441        7,714
   Shares Redeemed...............................................................     (75,490)     (70,464)
                                                                                  -----------  -----------
          Net Increase (Decrease) from Shares Issued and Redeemed................      12,454        5,524
                                                                                  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          U.S. LARGE COMPANY PORTFOLIO
                                                           ----------------------------------------------------------
                                                              YEAR        YEAR        YEAR        YEAR        YEAR
                                                              ENDED       ENDED       ENDED       ENDED       ENDED
                                                             OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                              2019        2018        2017        2016        2015
                                                           ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year........................ $    21.06  $    20.05  $    16.67  $    16.42  $    15.94
                                                           ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...........................       0.44        0.41        0.37        0.35        0.33
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..........................................       2.50        1.05        3.50        0.38        0.47
                                                           ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations...................       2.94        1.46        3.87        0.73        0.80
                                                           ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..................................      (0.39)      (0.39)      (0.39)      (0.34)      (0.32)
   Net Realized Gains.....................................      (0.13)      (0.06)      (0.10)      (0.14)         --
                                                           ----------  ----------  ----------  ----------  ----------
       Total Distributions................................      (0.52)      (0.45)      (0.49)      (0.48)      (0.32)
                                                           ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year.............................. $    23.48  $    21.06  $    20.05  $    16.67  $    16.42
                                                           ==========  ==========  ==========  ==========  ==========
Total Return..............................................      14.29%       7.25%      23.55%       4.54%       5.09%
                                                           ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)....................... $9,786,391  $8,517,069  $7,996,178  $6,365,936  $5,810,743
Ratio of Expenses to Average Net Assets...................       0.08%       0.08%       0.08%       0.08%       0.08%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or Previously
  Waived Fees Recovered by Advisor).......................       0.08%       0.08%       0.08%       0.08%       0.09%
Ratio of Net Investment Income to Average Net Assets......       2.02%       1.90%       1.99%       2.17%       2.05%
Portfolio Turnover Rate...................................          3%          5%          7%          9%          2%
                                                           ----------  ----------  ----------  ----------  ----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, one of which, the U.S. Large Company Portfolio (the "Portfolio"), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2019, the Portfolio's investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                      U.S. Large Company Portfolio. 0.06%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2019, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year expenses can be recaptured only if the current expense ratio is less than the prior year expense cap that was in place when such prior year fees were waived and/or expenses assumed.

                                                             NET WAIVED FEES/
                                                 RECOVERY    EXPENSES ASSUMED     PREVIOUSLY
                                               OF PREVIOUSLY    (RECOVERED       WAIVED FEES/
                                     EXPENSE   WAIVED FEES/  PREVIOUSLY WAIVED EXPENSES ASSUMED
                                    LIMITATION   EXPENSES      FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES            AMOUNT      ASSUMED        ASSUMED)          RECOVERY
--------------------------          ---------- ------------- ----------------- -----------------
U.S. Large Company Portfolio (1)...    0.08%        $63            $687             $1,006

(1)The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) ("Portfolio Expenses") of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio's average net assets (the "Annualized Expense Ratio"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Annualized Expense Ratio identified above.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                       U.S. Large Company Portfolio. $334

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolio's transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

                                              PURCHASES  SALES
                                              --------- --------
               U.S. Large Company Portfolio.. $583,978  $316,870

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                                CHANGE IN
                                                                 NET REALIZED  UNREALIZED
                             BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF
                          OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2019 OCTOBER 31, 2019
                          ---------------- ---------- ---------- ------------ ------------- ---------------- ----------------
U.S. LARGE COMPANY
  PORTFOLIO
The DFA Short Term
  Investment Fund             $164,037     $1,237,931 $1,319,180     $(8)          $6           $82,786           7,155
                              --------     ---------- ----------     ---           --           -------           -----
TOTAL                         $164,037     $1,237,931 $1,319,180     $(8)          $6           $82,786           7,155
                              ========     ========== ==========     ===           ==           =======           =====


                          DIVIDEND CAPITAL GAIN
                           INCOME  DISTRIBUTIONS
                          -------- -------------
U.S. LARGE COMPANY
  PORTFOLIO
The DFA Short Term
  Investment Fund          $3,214         --
                           ------     ------
TOTAL                      $3,214         --
                           ======     ======

F. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to net foreign currency gains/losses, foreign capital gains tax reclass and realized gains on securities considered to be "passive foreign investment companies," were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                 NET INVESTMENT
                                   INCOME AND   LONG-TERM
                                   SHORT-TERM    CAPITAL  TAX EXEMPT
                                 CAPITAL GAINS    GAINS     INCOME    TOTAL
                                 -------------- --------- ---------- --------
   U.S. Large Company Portfolio
   2018.........................    $157,152     $19,860      --     $177,012
   2019.........................     154,842      59,465      --      214,307

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                     NET INVESTMENT
                                       INCOME AND
                                       SHORT-TERM     LONG-TERM
                                     CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                     -------------- ------------- -------
      U.S. Large Company Portfolio..    $(7,339)         --       $(7,339)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                      UNDISTRIBUTED                                 TOTAL NET
                      NET INVESTMENT                              DISTRIBUTABLE
                        INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                        SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                      CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                      -------------- ------------- -------------- -------------
 U.S. Large Company
   Portfolio.........    $29,212        $49,422      $5,600,114    $5,678,748

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains through October 31 of the indicated expiration dates, as applicable.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                     NET
                                                                  UNREALIZED
                          FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                          TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                         ---------- ------------ -------------- --------------
  U.S. Large Company
    Portfolio........... $4,262,503  $5,758,645    $(158,548)     $5,600,097

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolio's investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolio.

   1. FUTURES CONTRACTS: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amount in thousands):

                                                   FUTURES**
                                                   ---------
                    U.S. Large Company Portfolio..  $28,479

** Average Notional Value of contracts

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                           ASSET DERIVATIVES VALUE
                                       --------------------------------
                                        TOTAL VALUE AT      EQUITY
                                       OCTOBER 31, 2019 CONTRACTS *,(1)
                                       ---------------- ---------------
        U.S. Large Company Portfolio..       $223            $223

(1)Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's direct investment in derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                             REALIZED GAIN (LOSS) ON
                                                 DERIVATIVES
                                             ----------------------
                                                         EQUITY
                                             TOTAL    CONTRACTS (1)
                                             -----    -------------
              U.S. Large Company Portfolio.. $(137)       $(137)

                                              CHANGE IN UNREALIZED APPRECIATION
                                              (DEPRECIATION) ON DERIVATIVES
                                              ---------------------------------
                                                              EQUITY
                                              TOTAL        CONTRACTS (2)
                                              -----        -------------
               U.S. Large Company Portfolio.. $147             $147

(1)Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

                       WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                        AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                     INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                     ------------- ------------ ------------ -------- --------------- ----------------
U.S. Large Company
  Portfolio.........     2.97%        $2,928         21         $5        $7,611             --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that the Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the year ended October 31, 2019.

I. SECURITIES LENDING:

   As of October 31, 2019, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                              NON-CASH
                                             COLLATERAL
                                               MARKET
                                               VALUE
                                             ----------
                        U.S. Large Company
                          Portfolio.........  $99,880

   The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                            REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                         AS OF OCTOBER 31, 2019
                          ----------------------------------------------------
                          OVERNIGHT AND            BETWEEN
                           CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                          ------------- -------- ------------ -------- -------
SECURITIES LENDING
  TRANSACTIONS
U.S. LARGE COMPANY
  PORTFOLIO
   Common Stocks.........    $82,781       --         --         --    $82,781

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

L. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                     APPROXIMATE
                                                      PERCENTAGE
                                        NUMBER OF   OF OUTSTANDING
                                       SHAREHOLDERS     SHARES
                                       ------------ --------------
             U.S. Large Company
               Portfolio-Institutional
               Class..................      3             68%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, broker and the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE U.S. LARGE CAP VALUE SERIES VS.
RUSSELL 1000(TM) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]


                        The U.S. Large Cap           Russell 1000/TM/
                           Value Series                Value Index
                       --------------------         ------------------
       10/31/2009            $10,000                     $10,000
       11/30/2009             10,564                      10,564
       12/31/2009             10,855                      10,751
        1/31/2010             10,603                      10,448
        2/28/2010             11,061                      10,778
        3/31/2010             11,923                      11,480
        4/30/2010             12,301                      11,777
        5/31/2010             11,247                      10,809
        6/30/2010             10,398                      10,200
        7/31/2010             11,214                      10,891
        8/31/2010             10,537                      10,425
        9/30/2010             11,565                      11,234
       10/31/2010             11,996                      11,571
       11/30/2010             11,903                      11,509
       12/31/2010             13,064                      12,418
        1/31/2011             13,481                      12,698
        2/28/2011             14,211                      13,167
        3/31/2011             14,277                      13,219
        4/30/2011             14,642                      13,571
        5/31/2011             14,430                      13,428
        6/30/2011             14,178                      13,152
        7/31/2011             13,528                      12,716
        8/31/2011             12,387                      11,923
        9/30/2011             11,134                      11,022
       10/31/2011             12,679                      12,283
       11/30/2011             12,573                      12,220
       12/31/2011             12,672                      12,466
        1/31/2012             13,302                      12,938
        2/29/2012             14,072                      13,453
        3/31/2012             14,330                      13,852
        4/30/2012             14,038                      13,711
        5/31/2012             13,044                      12,907
        6/30/2012             13,747                      13,548
        7/31/2012             13,879                      13,688
        8/31/2012             14,430                      13,985
        9/30/2012             14,960                      14,429
       10/31/2012             15,000                      14,358
       11/30/2012             15,033                      14,352
       12/31/2012             15,491                      14,649
        1/31/2013             16,572                      15,601
        2/28/2013             16,784                      15,825
        3/31/2013             17,586                      16,452
        4/30/2013             17,772                      16,700
        5/31/2013             18,501                      17,129
        6/30/2013             18,296                      16,978
        7/31/2013             19,390                      17,895
        8/31/2013             18,820                      17,216
        9/30/2013             19,370                      17,647
       10/31/2013             20,351                      18,420
       11/30/2013             21,207                      18,934
       12/31/2013             21,771                      19,413
        1/31/2014             20,908                      18,724
        2/28/2014             21,618                      19,534
        3/31/2014             22,129                      20,000
        4/30/2014             22,275                      20,190
        5/31/2014             22,765                      20,486
        6/30/2014             23,382                      21,021
        7/31/2014             23,216                      20,663
        8/31/2014             23,952                      21,422
        9/30/2014             23,362                      20,980
       10/31/2014             23,541                      21,452
       11/30/2014             23,820                      21,891
       12/31/2014             23,999                      22,025
        1/31/2015             22,812                      21,145
        2/28/2015             24,423                      22,168
        3/31/2015             23,959                      21,866
        4/30/2015             24,443                      22,070
        5/31/2015             24,715                      22,336
        6/30/2015             24,317                      21,890
        7/31/2015             24,257                      21,986
        8/31/2015             22,785                      20,676
        9/30/2015             22,056                      20,052
       10/31/2015             23,853                      21,565
       11/30/2015             23,946                      21,648
       12/31/2015             23,196                      21,182
        1/31/2016             21,618                      20,088
        2/29/2016             21,658                      20,082
        3/31/2016             23,236                      21,529
        4/30/2016             23,866                      21,981
        5/31/2016             24,191                      22,323
        6/30/2016             24,164                      22,516
        7/31/2016             25,000                      23,170
        8/31/2016             25,298                      23,348
        9/30/2016             25,418                      23,300
       10/31/2016             24,987                      22,939
       11/30/2016             26,950                      24,249
       12/31/2016             27,626                      24,855
        1/31/2017             28,024                      25,032
        2/28/2017             28,879                      25,932
        3/31/2017             28,607                      25,668
        4/30/2017             28,806                      25,619
        5/31/2017             28,773                      25,594
        6/30/2017             29,257                      26,013
        7/31/2017             29,755                      26,358
        8/31/2017             29,476                      26,051
        9/30/2017             30,617                      26,823
       10/31/2017             31,061                      27,018
       11/30/2017             32,168                      27,845
       12/31/2017             32,918                      28,251
        1/31/2018             34,609                      29,344
        2/28/2018             32,898                      27,943
        3/31/2018             32,155                      27,451
        4/30/2018             32,202                      27,542
        5/31/2018             32,513                      27,705
        6/30/2018             32,281                      27,774
        7/31/2018             33,621                      28,873
        8/31/2018             34,111                      29,300
        9/30/2018             34,145                      29,358
       10/31/2018             31,976                      27,838
       11/30/2018             32,719                      28,669
       12/31/2018             29,125                      25,916
        1/31/2019             31,651                      27,933
        2/28/2019             32,440                      28,825          Past performance is not
        3/31/2019             32,281                      29,009          predictive of future
        4/30/2019             33,395                      30,038          performance.
        5/31/2019             30,822                      28,106
        6/30/2019             33,289                      30,124          The returns shown do not
        7/31/2019             33,647                      30,374          reflect the deduction of
        8/31/2019             32,268                      29,481          taxes that a shareholder
        9/30/2019             33,541                      30,532          would pay on fund
       10/31/2019             34,264                      30,959          distributions or the
                                                                          redemption of fund shares.

               AVERAGE ANNUAL       ONE        FIVE       TEN             Russell data copyright (C)
               TOTAL RETURN         YEAR       YEARS     YEARS            Russell Investment Group
               -----------------------------------------------------      1995-2019, all rights
                                    7.15%      7.80%     13.11%           reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

      Russell 3000(R) Index....................................... 13.49%
      Russell 1000(R) Index (large-cap stocks).................... 14.15%
      Russell Midcap(R) Index (mid-cap stocks).................... 13.72%
      Russell 2000(R) Index (small-cap stocks)....................  4.90%
      Russell Microcap(R) Index (micro-cap stocks)................ -3.27%
      Dow Jones U.S. Select REIT lndex/SM/........................ 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

      Russell 1000(R) Value Index (large-cap value stocks)........ 11.21%
      Russell 1000(R) Growth Index (large-cap growth stocks)...... 17.10%
      Russell 2000(R) Value Index (small-cap value stocks)........  3.22%
      Russell 2000(R) Growth Index (small-cap growth stocks)......  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. LARGE CAP VALUE SERIES

   The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2019, the Series held approximately 330 securities. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 7.15% for the Series and 11.21% for the Russell 1000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Series' greater emphasis on value stocks detracted from performance relative to the benchmark. At the sector level, the Series' exclusions of real estate investment trusts (REITs) and certain utilities also detracted from relative performance, as REITs and utilities generally outperformed in the U.S.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLE

                                    BEGINNING  ENDING               EXPENSES
                                     ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                      VALUE    VALUE     EXPENSE     DURING
                                    05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                    --------- --------- ---------- ----------
   THE U.S. LARGE CAP VALUE SERIES
   -------------------------------
   Actual Fund Return.............. $1,000.00 $1,026.00    0.11%     $0.56
   Hypothetical 5% Annual Return... $1,000.00 $1,024.65    0.11%     $0.56

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 27, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

                         THE U.S. LARGE CAP VALUE SERIES
                         Communication Services..  12.2%
                         Consumer Discretionary..   6.8%
                         Consumer Staples........   4.8%
                         Energy..................  12.3%
                         Financials..............  23.6%
                         Health Care.............  14.4%
                         Industrials.............  10.7%
                         Information Technology..   9.9%
                         Materials...............   4.7%
                         Real Estate.............   0.3%
                         Utilities...............   0.3%
                                                  -----
                                                  100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                  PERCENTAGE
                                                                        SHARES       VALUE+     OF NET ASSETS++
                                                                      ---------- -------------- ---------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (12.0%)
    AT&T, Inc........................................................ 33,969,452 $1,307,484,208       4.4%
*   Charter Communications, Inc., Class A............................    940,732    440,130,874       1.5%
    Comcast Corp., Class A........................................... 21,970,229    984,705,664       3.3%
    Walt Disney Co. (The)............................................  3,453,204    448,640,264       1.5%
    Other Securities.................................................               438,144,096       1.4%
                                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES.........................................             3,619,105,106      12.1%
                                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (6.7%)
    DR Horton, Inc...................................................  3,053,585    159,916,246       0.5%
    General Motors Co................................................  6,055,833    225,034,754       0.8%
    Target Corp......................................................  1,473,116    157,490,831       0.5%
    Other Securities.................................................             1,477,743,583       4.9%
                                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY.........................................             2,020,185,414       6.7%
                                                                                 --------------      ----
CONSUMER STAPLES -- (4.8%)
    Mondelez International, Inc., Class A............................  3,530,822    185,191,614       0.6%
    Tyson Foods, Inc., Class A.......................................  1,750,467    144,921,163       0.5%
    Walgreens Boots Alliance, Inc....................................  3,401,321    186,324,364       0.6%
    Walmart, Inc.....................................................  3,918,069    459,432,771       1.5%
    Other Securities.................................................               460,308,472       1.6%
                                                                                 --------------      ----
TOTAL CONSUMER STAPLES...............................................             1,436,178,384       4.8%
                                                                                 --------------      ----
ENERGY -- (12.1%)
    Chevron Corp.....................................................  8,424,414    978,411,442       3.3%
    ConocoPhillips...................................................  5,133,675    283,378,860       0.9%
    Exxon Mobil Corp................................................. 13,344,776    901,706,514       3.0%
    Marathon Petroleum Corp..........................................  3,109,699    198,865,251       0.7%
    Phillips 66......................................................  1,185,191    138,454,013       0.5%
    Valero Energy Corp...............................................  2,446,279    237,240,137       0.8%
    Other Securities.................................................               908,813,560       3.0%
                                                                                 --------------      ----
TOTAL ENERGY.........................................................             3,646,869,777      12.2%
                                                                                 --------------      ----
FINANCIALS -- (23.2%)
    Bank of America Corp............................................. 22,040,613    689,210,000       2.3%
    Bank of New York Mellon Corp. (The)..............................  3,657,167    170,972,557       0.6%
*   Berkshire Hathaway, Inc., Class B................................  2,984,980    634,547,048       2.1%
    Capital One Financial Corp.......................................  2,121,634    197,842,371       0.7%
    Citigroup, Inc...................................................  7,149,102    513,734,470       1.7%
    Fifth Third Bancorp..............................................  4,857,785    141,264,388       0.5%
    Goldman Sachs Group, Inc. (The)..................................  1,393,141    297,268,427       1.0%
    JPMorgan Chase & Co..............................................  7,660,148    956,905,688       3.2%
    Morgan Stanley...................................................  4,980,221    229,339,177       0.8%
    PNC Financial Services Group, Inc. (The).........................  1,313,525    192,694,118       0.6%
    Travelers Cos., Inc. (The).......................................  1,165,331    152,728,281       0.5%
    Wells Fargo & Co................................................. 16,157,084    834,190,247       2.8%
    Other Securities.................................................             1,996,982,476       6.6%
                                                                                 --------------      ----
TOTAL FINANCIALS.....................................................             7,007,679,248      23.4%
                                                                                 --------------      ----
HEALTH CARE -- (14.2%)
    Anthem, Inc......................................................  1,376,563    370,405,572       1.2%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
HEALTH CARE -- (Continued)
*     Cigna Corp.......................................................   1,498,160 $   267,361,634        0.9%
      CVS Health Corp..................................................   5,447,574     361,664,438        1.2%
      Danaher Corp.....................................................   1,690,202     232,943,640        0.8%
      Humana, Inc......................................................     529,635     155,818,617        0.5%
      Medtronic P.L.C..................................................   4,359,974     474,801,169        1.6%
      Pfizer, Inc......................................................  24,583,746     943,278,334        3.2%
      Thermo Fisher Scientific, Inc....................................   1,073,774     324,258,273        1.1%
      Other Securities.................................................               1,154,628,998        3.8%
                                                                                    ---------------      -----
TOTAL HEALTH CARE......................................................               4,285,160,675       14.3%
                                                                                    ---------------      -----
INDUSTRIALS -- (10.6%)
      Delta Air Lines, Inc.............................................   2,950,569     162,517,341        0.5%
      Eaton Corp. P.L.C................................................   1,816,899     158,270,072        0.5%
      FedEx Corp.......................................................   1,023,792     156,292,087        0.5%
      Norfolk Southern Corp............................................   1,385,379     252,138,978        0.8%
      Republic Services, Inc...........................................   1,904,674     166,678,022        0.6%
      Stanley Black & Decker, Inc......................................   1,031,996     156,171,955        0.5%
*     United Airlines Holdings, Inc....................................   1,825,283     165,808,708        0.6%
      United Technologies Corp.........................................   2,227,609     319,840,100        1.1%
      Other Securities.................................................               1,652,160,523        5.6%
                                                                                    ---------------      -----
TOTAL INDUSTRIALS......................................................               3,189,877,786       10.7%
                                                                                    ---------------      -----
INFORMATION TECHNOLOGY -- (9.8%)
      Fidelity National Information Services, Inc......................   1,545,803     203,675,003        0.7%
      HP, Inc..........................................................   9,619,949     167,098,514        0.6%
      Intel Corp.......................................................  22,465,295   1,269,963,126        4.3%
*     Micron Technology, Inc...........................................   5,266,057     250,401,010        0.8%
      Other Securities.................................................               1,051,055,240        3.4%
                                                                                    ---------------      -----
TOTAL INFORMATION TECHNOLOGY...........................................               2,942,192,893        9.8%
                                                                                    ---------------      -----
MATERIALS -- (4.6%)
      Other Securities.................................................               1,394,107,868        4.7%
                                                                                    ---------------      -----
REAL ESTATE -- (0.3%)
      Other Securities.................................................                  85,587,023        0.3%
                                                                                    ---------------      -----
UTILITIES -- (0.3%)
      Other Securities.................................................                  94,489,673        0.3%
                                                                                    ---------------      -----
TOTAL COMMON STOCKS
  (Cost $21,723,243,935)...............................................              29,721,433,847       99.3%
                                                                                    ---------------      -----
TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional U.S. Government Money Market Fund,
        1.752%......................................................... 166,338,555     166,338,555        0.6%
                                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S)  The DFA Short Term Investment Fund...............................  22,114,935     255,891,910        0.8%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $22,145,430,170)...............................................             $30,143,664,312      100.7%
                                                                                    ===============      =====

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2019, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                    UNREALIZED
                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------        --------- ---------- ------------ ------------ --------------
LONG POSITION
  CONTRACTS:
S&P 500(R) Emini
  Index...........    985     12/20/19  $148,128,680 $149,513,150   $1,384,470
                                        ------------ ------------   ----------
TOTAL FUTURES
  CONTRACTS.......                      $148,128,680 $149,513,150   $1,384,470
                                        ============ ============   ==========

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------------
                                   LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                               --------------- ------------ ------- ---------------
Common Stocks
   Communication Services..... $ 3,619,105,106           --     --  $ 3,619,105,106
   Consumer Discretionary.....   2,020,185,414           --     --    2,020,185,414
   Consumer Staples...........   1,436,178,384           --     --    1,436,178,384
   Energy.....................   3,646,869,777           --     --    3,646,869,777
   Financials.................   7,007,679,248           --     --    7,007,679,248
   Health Care................   4,285,160,675           --     --    4,285,160,675
   Industrials................   3,189,877,786           --     --    3,189,877,786
   Information Technology.....   2,942,192,893           --     --    2,942,192,893
   Materials..................   1,394,107,868           --     --    1,394,107,868
   Real Estate................      85,587,023           --     --       85,587,023
   Utilities..................      94,489,673           --     --       94,489,673
Temporary Cash Investments....     166,338,555           --     --      166,338,555
Securities Lending Collateral.              -- $255,891,910     --      255,891,910
Futures Contracts**...........       1,384,470           --     --        1,384,470
                               --------------- ------------ ------  ---------------
TOTAL......................... $29,889,156,872 $255,891,910     --  $30,145,048,782
                               =============== ============ ======  ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                    THE U.S.
                                                                    LARGE CAP
                                                                  VALUE SERIES*
                                                                  -------------
ASSETS:
Investment Securities at Value (including $576,819 of securities on loan, respectively).........................................  $29,721,433
Temporary Cash Investments at Value & Cost.......................      166,339
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $255,848).............................      255,892
Segregated Cash for Futures Contracts............................        6,206
Receivables:
   Dividends and Interest........................................       40,355
   Securities Lending Income.....................................           98
                                                                   -----------
       Total Assets..............................................   30,190,323
                                                                   -----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..............................      255,842
   Due to Advisor................................................        2,486
   Futures Margin Variation......................................          591
Accrued Expenses and Other Liabilities...........................        1,726
                                                                   -----------
       Total Liabilities.........................................      260,645
                                                                   -----------
NET ASSETS.......................................................  $29,929,678
                                                                   ===========
Investment Securities at Cost....................................  $21,723,243
                                                                   ===========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                   THE U.S.
                                                                   LARGE CAP
                                                                     VALUE
                                                                    SERIES#
                                                                  ----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0)............... $  755,430
   Income from Securities Lending................................      1,639
                                                                  ----------
          Total Investment Income................................    757,069
                                                                  ----------
EXPENSES
   Investment Management Fees....................................     29,007
   Accounting & Transfer Agent Fees..............................      1,223
   Custodian Fees................................................        301
   Directors'/Trustees' Fees & Expenses..........................        172
   Professional Fees.............................................        446
   Other.........................................................        581
                                                                  ----------
          Total Expenses.........................................     31,730
                                                                  ----------
   Net Expenses..................................................     31,730
                                                                  ----------
   NET INVESTMENT INCOME (LOSS)..................................    725,339
                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..............................    699,155
       Affiliated Investment Companies Shares Sold...............         35
       Futures...................................................     (1,255)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................    565,227
       Affiliated Investment Companies Shares....................         21
       Futures...................................................     15,103
                                                                  ----------
   NET REALIZED AND UNREALIZED GAIN (LOSS).......................  1,278,286
                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.. $2,003,625
                                                                  ==========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    THE U.S. LARGE CAP VALUE
                                                                             SERIES
                                                                    ------------------------
                                                                     YEAR ENDED   YEAR ENDED
                                                                    OCT 31, 2019 OCT 31, 2018
                                                                    ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   725,339  $   633,952
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..............................     699,155    1,506,250
       Affiliated Investment Companies Shares Sold.................          35          (48)
       Futures.....................................................      (1,255)      32,885
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     565,227   (1,356,683)
       Affiliated Investment Companies Shares......................          21          (15)
       Futures.....................................................      15,103      (21,778)
                                                                    -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................   2,003,625      794,563
                                                                    -----------  -----------
Transactions in Interest:
   Contributions...................................................   1,481,953    2,333,386
   Withdrawals.....................................................  (2,798,695)  (1,561,700)
                                                                    -----------  -----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................  (1,316,742)     771,686
                                                                    -----------  -----------
          Total Increase (Decrease) in Net Assets..................     686,883    1,566,249
NET ASSETS
   Beginning of Year...............................................  29,242,795   27,676,546
                                                                    -----------  -----------
   End of Year..................................................... $29,929,678  $29,242,795
                                                                    ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         THE U.S. LARGE CAP VALUE SERIES
                                                         ---------------------------------------------------------------
                                                            YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
                                                           OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                            2019         2018         2017         2016         2015
                                                         -----------  -----------  -----------  -----------  -----------
Total Return............................................        7.15%        2.95%       24.31%        4.75%        1.32%
                                                         -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands)..................... $29,929,678  $29,242,795  $27,676,546  $20,916,568  $19,094,057
Ratio of Expenses to Average Net Assets.................        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
  Waived Fees Recovered by Advisor).....................        0.11%        0.11%        0.11%        0.11%        0.11%
Ratio of Net Investment Income to Average Net Assets....        2.50%        2.14%        2.19%        2.39%        2.20%
Portfolio Turnover Rate.................................          10%          13%          15%          15%          16%
                                                         -----------  -----------  -----------  -----------  -----------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, one of which, The U.S. Large Cap Value Series (the "Series"), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2019, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

       The U.S. Large Cap Value Series............................. 0.10%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2019, the total related amounts paid by the Trust to the CCO were $73 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

                     The U.S. Large Cap Value Series. $680

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Series' transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

                                              PURCHASES    SALES
                                              ---------- ----------
             The U.S. Large Cap Value Series. $3,093,702 $2,922,384

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                          NET
                                                        REALIZED   CHANGE IN                SHARES AS
                    BALANCE AT                           GAIN/    UNREALIZED   BALANCE AT      OF
                    OCTOBER 31, PURCHASES AT  PROCEEDS   (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                       2018         COST     FROM SALES ON SALES DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                    ----------- ------------ ---------- -------- ------------- ----------- ----------- -------- -------------
THE U.S. LARGE CAP
  VALUE SERIES
The DFA Short Term
  Investment Fund    $516,726    $5,011,809  $5,272,699   $35         $21       $255,892     22,115    $14,604         --
                     --------    ----------  ----------   ---         ---       --------     ------    -------     ------
TOTAL                $516,726    $5,011,809  $5,272,699   $35         $21       $255,892     22,115    $14,604         --
                     ========    ==========  ==========   ===         ===       ========     ======    =======     ======

F. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to its partners.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                              NET
                                                                           UNREALIZED
                                 FEDERAL TAX  UNREALIZED    UNREALIZED    APPRECIATION
                                    COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                 ----------- ------------ -------------- --------------
The U.S. Large Cap Value Series. $22,130,188  $9,582,563   $(1,569,086)    $8,013,477

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Series.

   1. FUTURES CONTRACTS: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amount in thousands):

                                                    FUTURES**
                                                    ---------
                   The U.S. Large Cap Value Series. $190,177

** Average Notional Value of contracts

   The following is a summary of the Series' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                            ASSET DERIVATIVES VALUE
                                        --------------------------------
                                         TOTAL VALUE AT      EQUITY
                                        OCTOBER 31, 2019 CONTRACTS *,(1)
                                        ---------------- ---------------
       The U.S. Large Cap Value Series.      $1,384          $1,384

(1)Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statement of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                             REALIZED GAIN (LOSS) ON
                                                  DERIVATIVES
                                             ---------------------
                                                          EQUITY
                                              TOTAL    CONTRACTS (1)
                                             -------   -------------
            The U.S. Large Cap Value Series. $(1,255)     $(1,255)

                                              CHANGE IN UNREALIZED
                                                  APPRECIATION
                                                (DEPRECIATION) ON
                                                   DERIVATIVES
                                              ---------------------
                                                         EQUITY
                                               TOTAL  CONTRACTS (2)
                                              ------- -------------
             The U.S. Large Cap Value Series. $15,103    $15,103

(1)Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   There were no borrowings by the Series under the lines of credit during the year ended October 31, 2019.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not use the interfund lending program during the year ended October 31, 2019.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

   For the year ended October 31, 2019, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

                                                             REALIZED
                                                               GAIN
         PORTFOLIO                        PURCHASES  SALES    (LOSS)
         ---------                        --------- -------- --------
         The U.S. Large Cap Value Series. $347,838  $428,849 $(68,292)

J. SECURITIES LENDING:

   As of October 31, 2019, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

                                                    NON-CASH
                                                   COLLATERAL
                                                     MARKET
                                                     VALUE
                                                   ----------
                  The U.S. Large Cap Value Series.  $337,733

   The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                  REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS AS OF
                                                    OCTOBER 31, 2019
                                  -----------------------------------------------------
                                  OVERNIGHT AND             BETWEEN
                                   CONTINUOUS    <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                  -------------  -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
THE U.S. LARGE CAP VALUE SERIES
   Common Stocks.................   $255,842        --         --         --    $255,842

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the

"Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit"), and, on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims are preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the Court's dismissal order and order denying the Trustee's motion for leave to amend to the Second Circuit. The Second Circuit appeal is pending.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits has advised management that it does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The U.S. Large Cap Value Series at this time.

   The U.S. Large Cap Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expenses incurred by The U.S. Large Cap Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, broker and the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                                               OTHER
                                                                                         PORTFOLIOS      DIRECTORSHIPS OF
                                         TERM OF                                         WITHIN THE           PUBLIC
                                        OFFICE/1/ AND                                     DFA FUND        COMPANIES HELD
NAME, ADDRESS AND                       LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/        DURING PAST 5
YEAR OF BIRTH                 POSITION   SERVICE               PAST 5 YEARS               OVERSEEN             YEARS
-----------------             --------- ------------   -----------------------------  ------------------ ------------------
George M. Constantinides      Director  Since 1983     Leo Melamed Professor of       128 portfolios in  None
University of Chicago Booth                            Finance, University of         4 investment
School of Business 5807 S.                             Chicago Booth School of        companies
Woodlawn Avenue                                        Business (since 1978).
Chicago, IL 60637

1947

Douglas W.                    Director  Since 2017     Merton H. Miller               128 portfolios in  None
Diamond c/o Dimensional                                Distinguished Service          4 investment
Fund Advisors LP 6300 Bee                              Professor of Finance,          companies
Cave Road, Building One                                University of Chicago Booth
Austin, TX 78746                                       School of Business (since
                                                       1988). Visiting Scholar,
1953                                                   Federal Reserve Bank of
                                                       Richmond (since 1990).
                                                       Formerly, Fischer Black
                                                       Visiting Professor of
                                                       Financial Economics, Alfred
                                                       P. Sloan School of
                                                       Management, Massachusetts
                                                       Institute of Technology (2015
                                                       to 2016).

Darrell Duffie                Director  Since March    Dean Witter Distinguished      128 portfolios in  Formerly,
c/o Dimensional Fund                    2019           Professor of Finance,          4 investment       Director, Moody's
Advisors LP 6300 Bee Cave                              Graduate School of Business,   companies          Corporation
Road, Building One Austin,                             Stanford University (since                        (financial
TX 78746                                               1984).                                            information and
                                                                                                         information
1954                                                                                                     technology)
                                                                                                         (2008-April
                                                                                                         2018).

Roger G. Ibbotson Yale        Director  Since 1981     Professor in Practice          128 portfolios in  None
School of Management                                   Emeritus of Finance, Yale      4 investment
P.O. Box 208200 New Haven,                             School of Management (since    companies
CT 06520-8200                                          1984). Chairman and Partner,
                                                       Zebra Capital Management, LLC
1943                                                   (hedge fund and asset
                                                       manager) (since 2001).
                                                       Formerly, Consultant to
                                                       Morningstar, Inc. (2006 -
                                                       2016).

Edward P. Lazear              Director  Since 2010     Distinguished Visiting         128 portfolios in  None
Stanford University Graduate                           Fellow, Becker Friedman        4 investment
School of Business                                     Institute for Research in      companies
Knight Management Center,                              Economics, University of
E346 Stanford, CA 94305                                Chicago (since 2015). Morris
                                                       Arnold Cox Senior Fellow,
1948                                                   Hoover Institution (since
                                                       2002). Davies Family
                                                       Professor of Economics,
                                                       Graduate School of Business,
                                                       Stanford University (since
                                                       1995). Cornerstone Research
                                                       (expert testimony and
                                                       economic and financial
                                                       analysis) (since 2009).

Myron S. Scholes              Director  Since 1981     Chief Investment Strategist,   128 portfolios in  Formerly,
c/o Dimensional Fund                                   Janus Henderson Investors      4 investment       Adviser, Kuapay,
Advisors LP 6300 Bee Cave                              (since 2014). Frank E. Buck    companies          Inc. (2013-2014).
Road, Building One Austin,                             Professor of Finance,                             Formerly,
TX 78746                                               Emeritus, Graduate School of                      Director,
                                                       Business, Stanford University                     American Century
1941                                                   (since 1981).                                     Fund Complex
                                                                                                         (registered
                                                                                                         investment
                                                                                                         companies) (43
                                                                                                         Portfolios) (1980-
                                                                                                         2014).

                                                                                                               OTHER
                                                                                        PORTFOLIOS       DIRECTORSHIPS OF
                                        TERM OF                                         WITHIN THE            PUBLIC
                                       OFFICE/1/ AND                                     DFA FUND         COMPANIES HELD
NAME, ADDRESS AND                      LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/         DURING PAST 5
YEAR OF BIRTH                POSITION   SERVICE               PAST 5 YEARS               OVERSEEN              YEARS
-----------------            --------- ------------   -----------------------------  ------------------ --------------------
Abbie J. Smith               Director  Since 2000     Boris and Irene Stem           128 portfolios in  Director (since
University of Chicago Booth                           Distinguished Service          4 investment       2000) and
School of Business 5807 S.                            Professor of Accounting,       companies          formerly, Lead
Woodlawn Avenue                                       University of Chicago Booth                       Director (2014-
Chicago, IL 60637                                     School of Business (since                         2017), HNI
                                                      1980).                                            Corporation
1953                                                                                                    (office furniture);
                                                                                                        Director, Ryder
                                                                                                        System Inc.
                                                                                                        (transportation,
                                                                                                        logistics and
                                                                                                        supply-chain
                                                                                                        management)
                                                                                                        (since 2003); and
                                                                                                        Trustee, UBS
                                                                                                        Funds (3
                                                                                                        investment
                                                                                                        companies within
                                                                                                        the fund complex)
                                                                                                        (19 portfolios)
                                                                                                        (since 2009).

Ingrid M. Werner             Director  Since March    Martin and Andrew Murrer       128 portfolios in  Director, Fourth
c/o Dimensional Fund                   2019           Professor of Finance, Fisher   4 investment       Swedish AP Fund
Advisors LP 6300 Bee Cave                             College of Business, The Ohio  companies          (pension fund
Road, Building One Austin,                            State University (since                           asset
TX 78746                                              1998). Adjunct Member, the                        management)
                                                      Prize Committee for the                           (since 2017).
1961                                                  Swedish Riksbank Prize in
                                                      Economic Sciences in Memory
                                                      of Alfred Nobel (annual award
                                                      for significant scientific
                                                      research contribution) (since
                                                      January 2018). President,
                                                      Western Finance Association
                                                      (global association of
                                                      academic researchers and
                                                      practitioners in finance)
                                                      (since June 2018). Director,
                                                      American Finance Association
                                                      (global association of
                                                      academic researchers and
                                                      practitioners in finance)
                                                      (since January 2019). Member,
                                                      Economic Advisory Committee,
                                                      FINRA (since 2017). Chairman,
                                                      Scientific Advisory Board,
                                                      Swedish House of Finance
                                                      (institute supporting
                                                      academic research in finance)
                                                      (since 2014). Member,
                                                      Scientific Board, Danish
                                                      Finance Institute (institute
                                                      supporting academic research
                                                      in finance) (since 2017).
                                                      Member, Academic Board,
                                                      Mistra Financial Systems
                                                      (organization funding
                                                      academic research on
                                                      environment, governance and
                                                      climate/sustainability in
                                                      finance) (since 2016).
                                                      Fellow, Center for Analytical
                                                      Finance (academic research)
                                                      (since 2015). Associate
                                                      Editor, Journal of Finance
                                                      (since
                                                      2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                        PORTFOLIOS
                                        TERM OF                                         WITHIN THE      OTHER DIRECTORSHIPS
                                       OFFICE/1/ AND                                     DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                      LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/         HELD DURING
YEAR OF BIRTH              POSITION     SERVICE               PAST 5 YEARS               OVERSEEN          PAST 5 YEARS
-----------------        ------------- -----------    -----------------------------  ------------------ -------------------
David G. Booth 6300 Bee  Chairman      Since 1981     Chairman, Director/Trustee,    128 portfolios in         None
Cave Road, Building One  and Director                 and formerly, President and    4 investment
Austin, TX 78746                                      Co-Chief Executive Officer     companies
                                                      (each until March 2017) of
1946                                                  Dimensional Emerging Markets
                                                      Value Fund ("DEM"), DFAIDG,
                                                      Dimensional Investment Group
                                                      Inc. ("DIG") and The DFA
                                                      Investment Trust Company
                                                      ("DFAITC"). Executive
                                                      Chairman, and formerly,
                                                      President and Co-Chief
                                                      Executive Officer (each until
                                                      February 2017) of Dimensional
                                                      Holdings Inc., Dimensional
                                                      Fund Advisors LP, Dimensional
                                                      Investment LLC and DFA
                                                      Securities LLC (collectively
                                                      with DEM, DFAIDG, DIG and
                                                      DFAITC, the "DFA Entities").
                                                      Formerly, Chairman and
                                                      Director (2009-2018) and
                                                      Co-Chief Executive Officer
                                                      (2010 - June 2017) of
                                                      Dimensional Fund Advisors
                                                      Canada ULC. Trustee,
                                                      University of Chicago (since
                                                      2002). Trustee, University of
                                                      Kansas Endowment Association
                                                      (since 2005). Formerly,
                                                      Director of Dimensional Fund
                                                      Advisors Ltd. (2002 - July
                                                      2017), DFA Australia Limited
                                                      (1994 - July 2017),
                                                      Dimensional Advisors Ltd.
                                                      (2012 - July 2017),
                                                      Dimensional Funds plc (2006 -
                                                      July 2017) and Dimensional
                                                      Funds II plc (2006 - July
                                                      2017). Formerly, Director and
                                                      President of Dimensional
                                                      Japan Ltd. (2012 - April
                                                      2017). Formerly, President,
                                                      Dimensional SmartNest (US)
                                                      LLC (2009-2014); and Limited
                                                      Partner, VSC Investors, LLC
                                                      (2007-2015). Formerly,
                                                      Chairman, Director, President
                                                      and Co-Chief Executive
                                                      Officer of Dimensional Cayman
                                                      Commodity Fund I Ltd.
                                                      (2010-September 2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF OFFICE/1/
NAME AND YEAR OF                        AND LENGTH OF
BIRTH                  POSITION            SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- ----------------   ------------------------------------------------------------
Valerie A. Brown  Vice President and     Since 2001       Vice President and Assistant Secretary of
1967              Assistant Secretary
                                                              .  all the DFA Entities (since 2001)

                                                              .  DFA Australia Limited (since 2002)

                                                              .  Dimensional Fund Advisors Ltd. (since 2002)

                                                              .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                              .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                              .  Dimensional Hong Kong Limited (since 2012)

                                                          Director, Vice President and Assistant Secretary (since
                                                          2003) of

                                                              .  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner  Vice President and   Since September    Vice President and Assistant Secretary of
1982              Assistant Secretary       2019
                                                              .  DFAIDG, DIG, DFAITC and DEM (since September 2019)

                                                          Vice President (since January 2018) of

                                                              .  Dimensional Holdings Inc.

                                                              .  Dimensional Fund Advisors LP

                                                              .  Dimensional Investment LLC

                                                              .  DFA Securities LLC

David P. Butler   Co-Chief Executive     Since 2017       Co-Chief Executive Officer (since 2017) of
1964              Officer
                                                              .  all the DFA entities

                                                          Director (since 2017) of

                                                              .  Dimensional Holdings Inc.

                                                              .  Dimensional Fund Advisors Canada ULC

                                                              .  Dimensional Japan Ltd.

                                                              .  Dimensional Advisors Ltd.

                                                              .  Dimensional Fund Advisors Ltd.

                                                              .  DFA Australia Limited

                                                          Director and Co-Chief Executive Officer (since 2017) of

                                                              .  Dimensional Cayman Commodity Fund I Ltd.

                                                          Head of Global Financial Advisor Services (since 2007) for

                                                              .  Dimensional Fund Advisors LP

                                                          Formerly, Vice President (2007 - 2017) of

                                                              .  all the DFA Entities

Stephen A. Clark  Executive Vice         Since 2017       Executive Vice President (since 2017) of
1972              President
                                                              .  all the DFA entities

                                                          Director and Vice President (since 2016) of

                                                              .  Dimensional Japan Ltd.

                                                          President and Director (since 2016) of

                                                              .  Dimensional Fund Advisors Canada ULC

                                                          Vice President (since 2008) and Director (since 2016) of

                                                              .  DFA Australia Limited

                                                          Director (since 2016) of

                                                              .  Dimensional Advisors Ltd.

                                                              .  Dimensional Fund Advisors Pte. Ltd.

                                                              .  Dimensional Hong Kong Limited

                                                          Vice President (since 2016) of

                                                              .  Dimensional Fund Advisors Pte. Ltd.

                                                          Formerly, Vice President (2004 - 2017) of

                                                              .  all the DFA Entities

                                                          Formerly, Vice President (2010 - 2016) of

                                                              .  Dimensional Fund Advisors Canada ULC

                                                          Formerly, Head of Institutional, North America (2012 -
                                                          2013) and Head of Global Institutional Services (2014-2018)
                                                          for

                                                              .  Dimensional Fund Advisors LP

                                                TERM OF OFFICE/1/
NAME AND YEAR OF                                 AND LENGTH OF
BIRTH                          POSITION             SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------        ----------------------- ----------------   -----------------------------------------------------------
Christopher S. Crossan  Vice President and           Since         Vice President and Global Chief Compliance Officer (since
1965                    Global Chief                 2004          2004) of
                        Compliance Officer
                                                                       .  all the DFA Entities

                                                                       .  DFA Australia Limited

                                                                       .  Dimensional Fund Advisors Ltd.

                                                                   Chief Compliance Officer (since 2006) and Chief Privacy
                                                                   Officer (since 2015) of

                                                                       .  Dimensional Fund Advisors Canada ULC

                                                                   Chief Compliance Officer of

                                                                       .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                                       .  Dimensional Japan Ltd. (since 2017)

                                                                   Formerly, Vice President and Global Chief Compliance
                                                                   Officer (2010 - 2014) for

                                                                       .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle       Vice President, Chief   Vice President     Vice President, Chief Financial Officer, and Treasurer
1958                    Financial Officer, and  since 2015 and     (since 2016) of
                        Treasurer               Chief Financial
                                                  Officer and          .  all the DFA Entities
                                                Treasurer since
                                                     2016              .  Dimensional Advisors Ltd.

                                                                       .  Dimensional Fund Advisors Ltd.

                                                                       .  Dimensional Hong Kong Limited

                                                                       .  Dimensional Cayman Commodity Fund I Ltd.

                                                                       .  Dimensional Fund Advisors Canada ULC

                                                                       .  Dimensional Fund Advisors Pte. Ltd.

                                                                       .  DFA Australia Limited

                                                                   Director (since 2016) for

                                                                       .  Dimensional Funds plc

                                                                       .  Dimensional Funds II plc

                                                                   Formerly, interim Chief Financial Officer and interim
                                                                   Treasurer (2016) of

                                                                       .  all the DFA Entities

                                                                       .  Dimensional Fund Advisors LP

                                                                       .  Dimensional Fund Advisors Ltd.

                                                                       .  DFA Australia Limited

                                                                       .  Dimensional Advisors Ltd.

                                                                       .  Dimensional Fund Advisors Pte. Ltd.

                                                                       .  Dimensional Hong Kong Limited

                                                                       .  Dimensional Cayman Commodity Fund I Ltd.

                                                                       .  Dimensional Fund Advisors Canada ULC

                                                                   Formerly, Controller (2015 - 2016) of

                                                                       .  all the DFA Entities

                                                                       .  Dimensional Fund Advisors LP

                                                                   Formerly, Vice President (2008 - 2015) of

                                                                       .  T. Rowe Price Group, Inc.

                                                                   Formerly, Director of Investment Treasury and Treasurer
                                                                   (2008 - 2015) of

                                                                       .  the T. Rowe Price Funds

Jeff J. Jeon            Vice President            Since 2004       Vice President (since 2004) and Assistant Secretary
1973                                                               (2017-2019) of

                                                                       .  all the DFA Entities

                                                                   Vice President and Assistant Secretary (since 2010) of

                                                                       .  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez               Vice President and      Vice President     Vice President (since 2015) of
1971                    Assistant Treasurer     since 2015 and
                                                   Assistant           .  all the DFA Entities
                                                Treasurer since
                                                     2017          Assistant Treasurer (since 2017) of

                                                                       .  the DFA Fund Complex

                                                                   Formerly, Senior Tax Manager (2013 - 2015) for

                                                                       .  Dimensional Fund Advisors LP

Kenneth M. Manell       Vice President            Since 2010       Vice President (since 2010) of
1972
                                                                       .  all the DFA Entities

                                                                       .  Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell     President and General   President since    President (since 2017) of
1964                    Counsel                    2017 and
                                                General Counsel        .  the DFA Fund Complex
                                                  since 2001
                                                                   General Counsel (since 2001) of

                                                                       .  All the DFA Entities

                                                                   Executive Vice President (since 2017) and Secretary (since
                                                                   2000) of

                                        TERM OF OFFICE/1/
NAME AND YEAR OF                         AND LENGTH OF
BIRTH                    POSITION           SERVICE                 PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------    ------------------- ----------------   ------------------------------------------------------------
                                                               .  Dimensional Fund Advisors LP

                                                               .  Dimensional Holdings Inc.

                                                               .  DFA Securities LLC

                                                               .  Dimensional Investment LLC

                                                           Director (since 2002), Vice President (since 1997) and
                                                           Secretary (since 2002) of

                                                               .  DFA Australia Limited

                                                               .  Dimensional Fund Advisors Ltd.

                                                           Vice President and Secretary of

                                                               .  Dimensional Fund Advisors Canada ULC (since 2003)

                                                               .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                               .  Dimensional Japan Ltd. (since 2012)

                                                               .  Dimensional Advisors Ltd (since 2012)

                                                               .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                           Director of

                                                               .  Dimensional Funds plc (since 2002)

                                                               .  Dimensional Funds II plc (since 2006)

                                                               .  Director of Dimensional Japan Ltd. (since 2012)

                                                               .  Dimensional Advisors Ltd. (since 2012)

                                                               .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                               .  Dimensional Hong Kong Limited (since 2012)

                                                           Formerly, Vice President and Secretary (2010 - 2014) of

                                                               .  Dimensional SmartNest (US) LLC

                                                           Formerly, Vice President (1997 - 2017) and Secretary (2000
                                                           - 2017) of

                                                               .  the DFA Fund Complex

                                                           Formerly, Vice President of

                                                               .  Dimensional Fund Advisors LP (1997 - 2017)

                                                               .  Dimensional Holdings Inc. (2006 - 2017)

                                                               .  DFA Securities LLC (1997 - 2017)

                                                               .  Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz   Vice President and    Since 2013       Vice President and Deputy Chief Compliance Officer of
1961                Deputy Chief
                    Compliance Officer                         .  the DFA Fund Complex (since 2013)

                                                               .  Dimensional Fund Advisors LP (since 2012)

Carolyn L. O        Vice President and       Vice          Vice President (since 2010) and Secretary (since 2017) of
1974                Secretary             President
                                          since 2010           .  the DFA Fund Complex
                                             and
                                          Secretary        Vice President (since 2010) and Assistant Secretary (since
                                          since 2017       2016) of

                                                               .  Dimensional Fund Advisors LP

                                                               .  Dimensional Holdings Inc.

                                                               .  Dimensional Investment LLC

                                                           Vice President of

                                                               .  DFA Securities LLC (since 2010)

                                                               .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                               .  Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive     Co-Chief        Co-Chief Executive Officer and Chief Investment Officer
1976                Officer and Chief     Executive        (since 2017) of
                    Investment Officer     Officer
                                          and Chief            .  all the DFA Entities
                                          Investment
                                           Officer             .  Dimensional Fund Advisors Canada ULC
                                          since 2017
                                                           Director, Chief Investment Officer and Vice President
                                                           (since 2017) of

                                                               .  DFA Australia Limited

                                                           Chief Investment Officer (since 2017) and Vice President
                                                           (since 2016) of

                                                               .  Dimensional Japan Ltd.

                                                           Director, Co-Chief Executive Officer and Chief Investment
                                                           Officer (since 2017) of

                                                               .  Dimensional Cayman Commodity Fund I Ltd.

                                                           Director of

                                                               .  Dimensional Funds plc (since 2014)

                                                               .  Dimensional Fund II plc (since 2014)

                                                               .  Dimensional Holdings Inc. (since 2017)

                                                           Formerly, Co-Chief Investment Officer of

                                                               .  Dimensional Japan Ltd. (2016 - 2017)

                            TERM OF OFFICE/1/
NAME AND YEAR OF              AND LENGTH
BIRTH             POSITION    OF SERVICE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  --------  ----------------   -----------------------------------------------------------
                                                   .  DFA Australia Limited (2014 - 2017)

                                               Formerly, Executive Vice President (2017) and Co-Chief
                                               Investment Officer (2014-2017) of

                                                   .  all the DFA Entities

                                               Formerly, Vice President (2007 - 2017) of

                                                   .  all the DFA Entities

                                               Formerly, Vice President and Co-Chief Investment Officer
                                               (2014 - 2017) of

                                                   .  Dimensional Fund Advisors Canada ULC

                                               Formerly, Director (2017 - 2018) of

                                                   .  Dimensional Fund Advisors Pte. Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).



                                                                            NET
                                                                        INVESTMENT    SHORT-TERM     LONG-TERM
                                                                          INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF
DFA INVESTMENT DIMENSIONS GROUP INC.                                   DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL
------------------------------------                                   ------------- ------------- ------------- ---------
Enhanced U.S. Large Company Portfolio.................................       35%          24%           41%         --
U.S. Large Cap Equity Portfolio.......................................      100%          --            --          --
U.S. Large Cap Value Portfolio........................................       30%          --            70%         --
U.S. Targeted Value Portfolio.........................................       25%           5%           70%         --
U.S. Small Cap Value Portfolio........................................       17%           1%           82%         --
U.S. Core Equity 1 Portfolio..........................................       74%          --            26%         --
U.S. Core Equity 2 Portfolio..........................................       63%          --            37%         --
U.S. Vector Equity Portfolio..........................................       39%          --            61%         --
U.S. Small Cap Portfolio..............................................       23%           5%           72%         --
U.S. Micro Cap Portfolio..............................................       18%          --            82%         --
U.S. High Relative Profitability Portfolio............................      100%          --            --          --
DFA Real Estate Securities Portfolio..................................      100%          --            --          --
DFA Commodity Strategy Portfolio......................................      100%          --            --          --
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
U.S. Large Company Portfolio..........................................       75%          --            25%         --

                                                                                                 QUALIFYING
                                                                                                     FOR
                                                                                                  CORPORATE
                                                                                                  DIVIDENDS   QUALIFYING
                                                                       TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DFA INVESTMENT DIMENSIONS GROUP INC.                                    INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
------------------------------------                                   ---------- ------------- ------------- ----------
Enhanced U.S. Large Company Portfolio.................................     --          100%           --          --
U.S. Large Cap Equity Portfolio.......................................     --          100%          100%        100%
U.S. Large Cap Value Portfolio........................................     --          100%          100%        100%
U.S. Targeted Value Portfolio.........................................     --          100%          100%        100%
U.S. Small Cap Value Portfolio........................................     --          100%          100%        100%
U.S. Core Equity 1 Portfolio..........................................     --          100%          100%        100%
U.S. Core Equity 2 Portfolio..........................................     --          100%          100%        100%
U.S. Vector Equity Portfolio..........................................     --          100%          100%        100%
U.S. Small Cap Portfolio..............................................     --          100%          100%        100%
U.S. Micro Cap Portfolio..............................................     --          100%          100%        100%
U.S. High Relative Profitability Portfolio............................     --          100%          100%        100%
DFA Real Estate Securities Portfolio..................................     --          100%           --          --
DFA Commodity Strategy Portfolio......................................     --          100%           --          --
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
U.S. Large Company Portfolio..........................................     --          100%          100%        100%

                                                                                                                     QUALIFYING
                                                                                                                       SHORT-
                                                                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
                                                                        GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                                   INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
------------------------------------                                   ------------ ---------- ---------- ---------- ----------
Enhanced U.S. Large Company Portfolio.................................      11%         --         --         31%        31%
U.S. Large Cap Equity Portfolio.......................................      --          --         --         --         --
U.S. Large Cap Value Portfolio........................................      --          --         --         --         --
U.S. Targeted Value Portfolio.........................................      --          --         --          1%         1%
U.S. Small Cap Value Portfolio........................................      --          --         --          2%         2%
U.S. Core Equity 1 Portfolio..........................................      --          --         --          1%        --
U.S. Core Equity 2 Portfolio..........................................      --          --         --          1%        --
U.S. Vector Equity Portfolio..........................................      --          --         --          1%        --
U.S. Small Cap Portfolio..............................................      --          --         --          2%         2%
U.S. Micro Cap Portfolio..............................................      --          --         --          2%        --
U.S. High Relative Profitability Portfolio............................      --          --         --          1%        --
DFA Real Estate Securities Portfolio..................................      --          --         --          1%        --
DFA Commodity Strategy Portfolio......................................      14%         --         --         50%        --
DIMENSIONAL INVESTMENT GROUP INC.
---------------------------------
U.S. Large Company Portfolio..........................................      --          --         --         --         --

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

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

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

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 [GRAPHIC] Recycled Recyclable                                DFA103119-001AD
                                                                     00237492

                                                             [LOGO] Dimensional

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

LARGE CAP INTERNATIONAL PORTFOLIO

INTERNATIONAL CORE EQUITY PORTFOLIO

GLOBAL SMALL COMPANY PORTFOLIO

INTERNATIONAL SMALL COMPANY PORTFOLIO

JAPANESE SMALL COMPANY PORTFOLIO

ASIA PACIFIC SMALL COMPANY PORTFOLIO

UNITED KINGDOM SMALL COMPANY PORTFOLIO

CONTINENTAL SMALL COMPANY PORTFOLIO

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

INTERNATIONAL VECTOR EQUITY PORTFOLIO

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

WORLD EX U.S. VALUE PORTFOLIO

WORLD EX U.S. TARGETED VALUE PORTFOLIO

WORLD EX U.S. CORE EQUITY PORTFOLIO

WORLD CORE EQUITY PORTFOLIO

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

EMERGING MARKETS PORTFOLIO

EMERGING MARKETS SMALL CAP PORTFOLIO

EMERGING MARKETS VALUE PORTFOLIO

EMERGING MARKETS CORE EQUITY PORTFOLIO

EMERGING MARKETS TARGETED VALUE PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.

--------------------------------------------------------------------------------

DFA INTERNATIONAL VALUE PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY

--------------------------------------------------------------------------------

THE DFA INTERNATIONAL VALUE SERIES

THE JAPANESE SMALL COMPANY SERIES

THE ASIA PACIFIC SMALL COMPANY SERIES

THE UNITED KINGDOM SMALL COMPANY SERIES

THE CONTINENTAL SMALL COMPANY SERIES

THE CANADIAN SMALL COMPANY SERIES

THE EMERGING MARKETS SERIES

THE EMERGING MARKETS SMALL CAP SERIES

DIMENSIONAL EMERGING MARKETS VALUE FUND

--------------------------------------------------------------------------------

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO] Dimensional

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

/s/ DAVID P. BUTLER         /s/ GERARD K. O'REILLY

DAVID P. BUTLER             GERARD K. O'REILLY
Co-Chief Executive Officer  Co-Chief Executive Officer and
                            Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.................................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Performance Charts......................................................   3
   Management's Discussion and Analysis....................................  15
   Disclosure of Fund Expenses.............................................  26
   Disclosure of Portfolio Holdings........................................  30
   Schedules of Investments/Summary Schedules of Portfolio Holdings
       Large Cap International Portfolio...................................  32
       International Core Equity Portfolio.................................  36
       Global Small Company Portfolio......................................  41
       International Small Company Portfolio...............................  42
       Japanese Small Company Portfolio....................................  43
       Asia Pacific Small Company Portfolio................................  44
       United Kingdom Small Company Portfolio..............................  45
       Continental Small Company Portfolio.................................  46
       DFA International Real Estate Securities Portfolio..................  47
       DFA Global Real Estate Securities Portfolio.........................  51
       DFA International Small Cap Value Portfolio.........................  53
       International Vector Equity Portfolio...............................  57
       International High Relative Profitability Portfolio.................  61
       World ex U.S. Value Portfolio.......................................  65
       World ex U.S. Targeted Value Portfolio..............................  66
       World ex U.S. Core Equity Portfolio.................................  71
       World Core Equity Portfolio.........................................  77
       Selectively Hedged Global Equity Portfolio..........................  78
       Emerging Markets Portfolio..........................................  80
       Emerging Markets Small Cap Portfolio................................  81
       Emerging Markets Value Portfolio....................................  82
       Emerging Markets Core Equity Portfolio..............................  83
       Emerging Markets Targeted Value Portfolio...........................  88
   Statements of Assets and Liabilities....................................  92
   Statements of Operations................................................  98
   Statements of Changes in Net Assets..................................... 104
   Financial Highlights.................................................... 112
   Notes to Financial Statements........................................... 125
   Report of Independent Registered Public Accounting Firm................. 153
DIMENSIONAL INVESTMENT GROUP INC.
   Performance Charts...................................................... 155
   Management's Discussion and Analysis.................................... 156
   Disclosure of Fund Expenses............................................. 158
   Disclosure of Portfolio Holdings........................................ 160
   Schedule of Investments
       DFA International Value Portfolio................................... 161
   Statement of Assets and Liabilities..................................... 162
   Statement of Operations................................................. 163
   Statements of Changes in Net Assets..................................... 164
   Financial Highlights.................................................... 165
   Notes to Financial Statements........................................... 167
   Report of Independent Registered Public Accounting Firm................. 173
THE DFA INVESTMENT TRUST COMPANY
   Performance Charts...................................................... 174
   Management's Discussion and Analysis.................................... 178

TABLE OF CONTENTS

CONTINUED

                                                                            PAGE
                                                                            ----
   Disclosure of Fund Expenses............................................. 182
   Disclosure of Portfolio Holdings........................................ 184
   Summary Schedules of Portfolio Holdings
       The DFA International Value Series.................................. 186
       The Japanese Small Company Series................................... 190
       The Asia Pacific Small Company Series............................... 193
       The United Kingdom Small Company Series............................. 195
       The Continental Small Company Series................................ 198
       The Canadian Small Company Series................................... 202
       The Emerging Markets Series......................................... 205
       The Emerging Markets Small Cap Series............................... 210
   Statements of Assets and Liabilities.................................... 214
   Statements of Operations................................................ 216
   Statements of Changes in Net Assets..................................... 218
   Financial Highlights.................................................... 221
   Notes to Financial Statements........................................... 225
   Report of Independent Registered Public Accounting Firm................. 238
DIMENSIONAL EMERGING MARKETS VALUE FUND
   Performance Charts...................................................... 239
   Management's Discussion and Analysis.................................... 240
   Disclosure of Fund Expenses............................................. 242
   Disclosure of Portfolio Holdings........................................ 244
   Summary Schedule of Portfolio Holdings
       Dimensional Emerging Markets Value Fund............................. 245
   Statement of Assets and Liabilities..................................... 250
   Statement of Operations................................................. 251
   Statements of Changes in Net Assets..................................... 252
   Financial Highlights.................................................... 253
   Notes to Financial Statements........................................... 254
   Report of Independent Registered Public Accounting Firm................. 263
FUND MANAGEMENT............................................................ 264
   Board of Directors or Trustees Table.................................... 265
VOTING PROXIES ON FUND PORTFOLIO SECURITIES................................ 272
NOTICE TO SHAREHOLDERS..................................................... 273

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations
  ADR                          American Depositary Receipt
  P.L.C.                       Public Limited Company
  SA                           Special Assessment
  REIT                         Real Estate Investment Trust
  GDR                          Global Depositary Receipt
  AUD                          Australian Dollars
  CAD                          Canadian Dollars
  CHF                          Swiss Franc
  DKK                          Danish Krone
  EUR                          Euro
  GBP                          British Pounds
  HKD                          Hong Kong Dollar
  ILS                          Israeli New Shekel
  JPY                          Japanese Yen
  NOK                          Norwegian Krone
  NZD                          New Zealand Dollars
  SEK                          Swedish Krona
  SGD                          Singapore Dollars

Investment Footnotes

  (double right angle quote)  Securities that have generally been fair value factored. See Note B to Financial Statements.
  ++                          Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other
                              Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/
                              or Non-Income Producing Securities.
  #                           Total or Partial Securities on Loan.
  +                           See Note B to Financial Statements.
  @                           Security purchased with cash proceeds from Securities on Loan.
  (S)                         Affiliated Fund.
   *                          Non-Income Producing Securities.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

FINANCIAL HIGHLIGHTS
--------------------
  **   The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net
       Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
  (A)  Computed using average shares outstanding.
  (B)  Non-Annualized
  (C)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
       Master Fund(s) and/or Underlying Fund(s).
  (D)  Annualized
  (E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  --   Amounts designated as -- are either zero or rounded to zero.
  SEC  Securities and Exchange Commission
  (a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
LARGE CAP INTERNATIONAL PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]

                        Large Cap International         MSCI World ex USA
                                Portfolio             Index (net dividends)
                       -------------------------      ---------------------
      10/31/2009                $10,000                      $10,000
      11/30/2009                 10,372                       10,247
      12/31/2009                 10,495                       10,411
       1/31/2010                  9,952                        9,923
       2/28/2010                 10,019                        9,913
       3/31/2010                 10,650                       10,551
       4/30/2010                 10,443                       10,394
       5/31/2010                  9,304                        9,247
       6/30/2010                  9,153                        9,113
       7/31/2010                 10,098                        9,955
       8/31/2010                  9,751                        9,658
       9/30/2010                 10,710                       10,584
      10/31/2010                 11,099                       10,961
      11/30/2010                 10,613                       10,497
      12/31/2010                 11,466                       11,342
       1/31/2011                 11,725                       11,586
       2/28/2011                 12,186                       12,016
       3/31/2011                 11,906                       11,775
       4/30/2011                 12,588                       12,417
       5/31/2011                 12,230                       12,049
       6/30/2011                 12,057                       11,877
       7/31/2011                 11,810                       11,681
       8/31/2011                 10,820                       10,694
       9/30/2011                  9,629                        9,620
      10/31/2011                 10,560                       10,555
      11/30/2011                 10,295                       10,067
      12/31/2011                 10,058                        9,958
       1/31/2012                 10,665                       10,495
       2/29/2012                 11,183                       11,072
       3/31/2012                 11,163                       10,990
       4/30/2012                 10,948                       10,804
       5/31/2012                  9,737                        9,572
       6/30/2012                 10,382                       10,199
       7/31/2012                 10,412                       10,326
       8/31/2012                 10,764                       10,621
       9/30/2012                 11,085                       10,943
      10/31/2012                 11,182                       11,020
      11/30/2012                 11,408                       11,252
      12/31/2012                 11,843                       11,592
       1/31/2013                 12,323                       12,162
       2/28/2013                 12,157                       12,041
       3/31/2013                 12,323                       12,136
       4/30/2013                 12,853                       12,689
       5/31/2013                 12,514                       12,405
       6/30/2013                 12,147                       11,940
       7/31/2013                 12,816                       12,575
       8/31/2013                 12,629                       12,413
       9/30/2013                 13,521                       13,291
      10/31/2013                 13,961                       13,737
      11/30/2013                 14,036                       13,821
      12/31/2013                 14,294                       14,029
       1/31/2014                 13,655                       13,463
       2/28/2014                 14,459                       14,197
       3/31/2014                 14,418                       14,134
       4/30/2014                 14,654                       14,357
       5/31/2014                 14,858                       14,579
       6/30/2014                 15,064                       14,786
       7/31/2014                 14,715                       14,522
       8/31/2014                 14,779                       14,534
       9/30/2014                 14,150                       13,937
      10/31/2014                 14,026                       13,715
      11/30/2014                 14,065                       13,884
      12/31/2014                 13,546                       13,422
       1/31/2015                 13,546                       13,375
       2/28/2015                 14,369                       14,174
       3/31/2015                 14,117                       13,937
       4/30/2015                 14,753                       14,540
       5/31/2015                 14,700                       14,414
       6/30/2015                 14,286                       14,005
       7/31/2015                 14,399                       14,227
       8/31/2015                 13,383                       13,190
       9/30/2015                 12,757                       12,524
      10/31/2015                 13,592                       13,467
      11/30/2015                 13,465                       13,252
      12/31/2015                 13,158                       13,015
       1/31/2016                 12,432                       12,119
       2/29/2016                 12,082                       11,949
       3/31/2016                 12,925                       12,761
       4/30/2016                 13,270                       13,171
       5/31/2016                 13,195                       13,022
       6/30/2016                 12,886                       12,626
       7/31/2016                 13,427                       13,248
       8/31/2016                 13,502                       13,260
       9/30/2016                 13,684                       13,421
      10/31/2016                 13,416                       13,160
      11/30/2016                 13,230                       12,949
      12/31/2016                 13,573                       13,372
       1/31/2017                 14,065                       13,770
       2/28/2017                 14,189                       13,929
       3/31/2017                 14,584                       14,283
       4/30/2017                 14,917                       14,586
       5/31/2017                 15,390                       15,073
       6/30/2017                 15,471                       15,087
       7/31/2017                 15,921                       15,536
       8/31/2017                 15,956                       15,532
       9/30/2017                 16,345                       15,935
      10/31/2017                 16,607                       16,153
      11/30/2017                 16,748                       16,316
      12/31/2017                 17,017                       16,609
       1/31/2018                 17,856                       17,383
       2/28/2018                 16,945                       16,557
       3/31/2018                 16,848                       16,271
       4/30/2018                 17,119                       16,644
       5/31/2018                 16,855                       16,329
       6/30/2018                 16,618                       16,150
       7/31/2018                 17,058                       16,546
       8/31/2018                 16,711                       16,233
       9/30/2018                 16,849                       16,360
      10/31/2018                 15,449                       15,060
      11/30/2018                 15,470                       15,047
      12/31/2018                 14,610                       14,269
       1/31/2019                 15,706                       15,287
       2/28/2019                 16,065                       15,680
       3/31/2019                 16,142                       15,760
       4/30/2019                 16,656                       16,206           Past performance is not
       5/31/2019                 15,717                       15,440           predictive of future
       6/30/2019                 16,671                       16,357           performance.
       7/31/2019                 16,329                       16,160
       8/31/2019                 16,009                       15,763           The returns shown do not
       9/30/2019                 16,506                       16,205           reflect the deduction of
      10/31/2019                 17,052                       16,729           taxes that a shareholder
                                                                               would pay on fund
                                                                               distributions or the
                AVERAGE ANNUAL         ONE        FIVE        TEN              redemption of fund shares.
                TOTAL RETURN           YEAR       YEARS      YEARS
                --------------------------------------------------------       MSCI data copyright MSCI
                                      10.38%      3.98%      5.48%             2019, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]


                      International Core Equity              MSCI World ex USA
                              Portfolio                    Index (net dividends)
                      -------------------------           ----------------------
      10/31/2009               $10,000                           $10,000
      11/30/2009                10,266                            10,247
      12/31/2009                10,388                            10,411
       1/31/2010                 9,948                             9,923
       2/28/2010                 9,958                             9,913
       3/31/2010                10,701                            10,551
       4/30/2010                10,650                            10,394
       5/31/2010                 9,398                             9,247
       6/30/2010                 9,242                             9,113
       7/31/2010                10,219                             9,955
       8/31/2010                 9,803                             9,658
       9/30/2010                10,851                            10,584
      10/31/2010                11,248                            10,961
      11/30/2010                10,799                            10,497
      12/31/2010                11,833                            11,342
       1/31/2011                12,138                            11,586
       2/28/2011                12,548                            12,016
       3/31/2011                12,328                            11,775
       4/30/2011                12,992                            12,417
       5/31/2011                12,591                            12,049
       6/30/2011                12,369                            11,877
       7/31/2011                12,091                            11,681
       8/31/2011                11,023                            10,694
       9/30/2011                 9,738                             9,620
      10/31/2011                10,630                            10,555
      11/30/2011                10,308                            10,067
      12/31/2011                10,045                             9,958
       1/31/2012                10,782                            10,495
       2/29/2012                11,336                            11,072
       3/31/2012                11,335                            10,990
       4/30/2012                11,085                            10,804
       5/31/2012                 9,759                             9,572
       6/30/2012                10,357                            10,199
       7/31/2012                10,346                            10,326
       8/31/2012                10,711                            10,621
       9/30/2012                11,091                            10,943
      10/31/2012                11,213                            11,020
      11/30/2012                11,402                            11,252
      12/31/2012                11,927                            11,592
       1/31/2013                12,442                            12,162
       2/28/2013                12,308                            12,041
       3/31/2013                12,456                            12,136
       4/30/2013                12,938                            12,689
       5/31/2013                12,647                            12,405
       6/30/2013                12,260                            11,940
       7/31/2013                13,022                            12,575
       8/31/2013                12,886                            12,413
       9/30/2013                13,872                            13,291
      10/31/2013                14,351                            13,737
      11/30/2013                14,420                            13,821
      12/31/2013                14,722                            14,029
       1/31/2014                14,228                            13,463
       2/28/2014                15,067                            14,197
       3/31/2014                15,035                            14,134
       4/30/2014                15,208                            14,357
       5/31/2014                15,370                            14,579
       6/30/2014                15,610                            14,786
       7/31/2014                15,189                            14,522
       8/31/2014                15,247                            14,534
       9/30/2014                14,484                            13,937
      10/31/2014                14,272                            13,715
      11/30/2014                14,237                            13,884
      12/31/2014                13,841                            13,422
       1/31/2015                13,794                            13,375
       2/28/2015                14,681                            14,174
       3/31/2015                14,412                            13,937
       4/30/2015                15,123                            14,540
       5/31/2015                15,146                            14,414
       6/30/2015                14,787                            14,005
       7/31/2015                14,799                            14,227
       8/31/2015                13,886                            13,190
       9/30/2015                13,284                            12,524
      10/31/2015                14,115                            13,467
      11/30/2015                14,055                            13,252
      12/31/2015                13,812                            13,015
       1/31/2016                12,963                            12,119
       2/29/2016                12,696                            11,949
       3/31/2016                13,687                            12,761
       4/30/2016                14,077                            13,171
       5/31/2016                14,028                            13,022
       6/30/2016                13,561                            12,626
       7/31/2016                14,252                            13,248
       8/31/2016                14,327                            13,260
       9/30/2016                14,604                            13,421
      10/31/2016                14,344                            13,160
      11/30/2016                14,171                            12,949
      12/31/2016                14,550                            13,372
       1/31/2017                15,136                            13,770
       2/28/2017                15,273                            13,929
       3/31/2017                15,645                            14,283
       4/30/2017                16,057                            14,586
       5/31/2017                16,507                            15,073
       6/30/2017                16,643                            15,087
       7/31/2017                17,237                            15,536
       8/31/2017                17,313                            15,532
       9/30/2017                17,796                            15,935
      10/31/2017                18,076                            16,153
      11/30/2017                18,228                            16,316
      12/31/2017                18,632                            16,609
       1/31/2018                19,567                            17,383
       2/28/2018                18,606                            16,557
       3/31/2018                18,452                            16,271
       4/30/2018                18,721                            16,644
       5/31/2018                18,439                            16,329
       6/30/2018                18,084                            16,150
       7/31/2018                18,447                            16,546
       8/31/2018                18,032                            16,233
       9/30/2018                18,129                            16,360
      10/31/2018                16,486                            15,060
      11/30/2018                16,382                            15,047
      12/31/2018                15,390                            14,269
       1/31/2019                16,626                            15,287
       2/28/2019                16,968                            15,680
       3/31/2019                16,939                            15,760
       4/30/2019                17,506                            16,206
       5/31/2019                16,372                            15,440
       6/30/2019                17,353                            16,357
       7/31/2019                16,979                            16,160
       8/31/2019                16,564                            15,763            The returns shown do not
       9/30/2019                17,119                            16,205            reflect the deduction of
      10/31/2019                17,751                            16,729            taxes that a shareholder
                                                                                    would pay on fund
                                                                                    distributions or the
                 AVERAGE ANNUAL         ONE         FIVE         TEN                redemption of fund shares.
                 TOTAL RETURN           YEAR        YEARS       YEARS
                 -----------------------------------------------------------        MSCI data copyright MSCI
                                        7.67%       4.46%       5.91%               2019, all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
GLOBAL SMALL COMPANY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD SMALL CAP INDEX (NET DIVIDENDS)
JANUARY 18, 2017-OCTOBER 31, 2019

                                      [CHART]


                     Global Small           MSCI All Country World
                  Company Portfolio    Small Cap Index (net dividends)
                 ------------------    -------------------------------
   1/18/2017          $10,000                      $10,000
   1/31/2017           10,100                       10,072
   2/28/2017           10,280                       10,318
   3/31/2017           10,400                       10,415
   4/30/2017           10,570                       10,614
   5/31/2017           10,550                       10,682
   6/30/2017           10,740                       10,839
   7/31/2017           10,970                       11,100
   8/31/2017           10,890                       11,119
   9/30/2017           11,380                       11,508
  10/31/2017           11,530                       11,701
  11/30/2017           11,770                       11,951
  12/31/2017           11,921                       12,160
   1/31/2018           12,360                       12,622
   2/28/2018           11,819                       12,116
   3/31/2018           11,839                       12,103
   4/30/2018           11,910                       12,200
   5/31/2018           12,155                       12,459
   6/30/2018           12,023                       12,338
   7/31/2018           12,227                       12,488
   8/31/2018           12,360                       12,710
   9/30/2018           12,125                       12,506
  10/31/2018           10,951                       11,259
  11/30/2018           11,033                       11,381
  12/31/2018           10,018                       10,410
   1/31/2019           10,947                       11,430
   2/28/2019           11,328                       11,831
   3/31/2019           11,132                       11,774
   4/30/2019           11,535                       12,108
   5/31/2019           10,658                       11,336
   6/30/2019           11,349                       11,973                Past performance is not predictive
   7/31/2019           11,287                       12,016                of future performance.
   8/31/2019           10,761                       11,587
   9/30/2019           11,101                       11,824                The returns shown do not reflect
  10/31/2019           11,421                       12,164                the deduction of taxes that a
                                                                          shareholder would pay on fund
                                                                          distributions or the redemption of
            AVERAGE ANNUAL               ONE          SINCE               fund shares.
            TOTAL RETURN                 YEAR       INCEPTION
            -------------------------------------------------------       MSCI data copyright MSCI 2019,
                                         4.29%        4.89%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL COMPANY PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

                   International Small         MSCI World ex USA Small Cap
                    Company Portfolio             Index (net dividends)
                   ---------------------      ---------------------------
  10/31/2009             $10,000                       $10,000
  11/30/2009              10,136                        10,078
  12/31/2009              10,234                        10,205
   1/31/2010              10,076                        10,071
   2/28/2010              10,062                        10,013
   3/31/2010              10,780                        10,758
   4/30/2010              10,946                        10,970
   5/31/2010               9,650                         9,652
   6/30/2010               9,628                         9,562
   7/31/2010              10,508                        10,382
   8/31/2010              10,195                        10,112
   9/30/2010              11,316                        11,259
  10/31/2010              11,761                        11,723
  11/30/2010              11,433                        11,416
  12/31/2010              12,681                        12,707
   1/31/2011              12,836                        12,773
   2/28/2011              13,228                        13,136
   3/31/2011              13,207                        13,124
   4/30/2011              13,835                        13,775
   5/31/2011              13,451                        13,394
   6/30/2011              13,178                        13,104
   7/31/2011              13,051                        13,032
   8/31/2011              12,028                        12,003
   9/30/2011              10,606                        10,625
  10/31/2011              11,417                        11,487
  11/30/2011              11,057                        10,910
  12/31/2011              10,735                        10,698
   1/31/2012              11,650                        11,582
   2/29/2012              12,240                        12,238
   3/31/2012              12,287                        12,156
   4/30/2012              12,140                        12,093
   5/31/2012              10,727                        10,672
   6/30/2012              11,146                        11,040
   7/31/2012              11,115                        11,126
   8/31/2012              11,501                        11,445
   9/30/2012              11,980                        11,987
  10/31/2012              12,059                        12,046
  11/30/2012              12,162                        12,108
  12/31/2012              12,759                        12,568
   1/31/2013              13,320                        13,173
   2/28/2013              13,312                        13,219
   3/31/2013              13,554                        13,477
   4/30/2013              13,914                        13,868
   5/31/2013              13,610                        13,543
   6/30/2013              13,249                        13,008
   7/31/2013              14,126                        13,820
   8/31/2013              14,077                        13,796
   9/30/2013              15,237                        14,954
  10/31/2013              15,756                        15,396
  11/30/2013              15,829                        15,416
  12/31/2013              16,261                        15,779
   1/31/2014              15,973                        15,506
   2/28/2014              16,972                        16,385
   3/31/2014              16,947                        16,324
   4/30/2014              16,955                        16,273
   5/31/2014              17,065                        16,477
   6/30/2014              17,381                        16,851
   7/31/2014              16,828                        16,415
   8/31/2014              16,938                        16,455
   9/30/2014              15,909                        15,458
  10/31/2014              15,584                        15,067
  11/30/2014              15,430                        15,052
  12/31/2014              15,236                        14,936
   1/31/2015              15,111                        14,803
   2/28/2015              16,080                        15,750
   3/31/2015              15,829                        15,538
   4/30/2015              16,717                        16,328
   5/31/2015              16,914                        16,426
   6/30/2015              16,657                        16,184
   7/31/2015              16,549                        16,160
   8/31/2015              15,855                        15,440
   9/30/2015              15,328                        14,885
  10/31/2015              16,098                        15,768
  11/30/2015              16,116                        15,734
  12/31/2015              16,137                        15,751
   1/31/2016              15,087                        14,552
   2/29/2016              14,993                        14,630
   3/31/2016              16,199                        15,846
   4/30/2016              16,576                        16,346
   5/31/2016              16,670                        16,367
   6/30/2016              16,016                        15,643
   7/31/2016              16,940                        16,572
   8/31/2016              16,930                        16,433
   9/30/2016              17,430                        16,894
  10/31/2016              16,972                        16,393
  11/30/2016              16,666                        15,988
  12/31/2016              17,073                        16,431
   1/31/2017              17,785                        17,022
   2/28/2017              18,072                        17,349
   3/31/2017              18,507                        17,681
   4/30/2017              19,110                        18,307
   5/31/2017              19,673                        18,908
   6/30/2017              19,871                        18,969
   7/31/2017              20,567                        19,637
   8/31/2017              20,676                        19,802
   9/30/2017              21,257                        20,345
  10/31/2017              21,477                        20,633
  11/30/2017              21,646                        20,924
  12/31/2017              22,236                        21,530
   1/31/2018              23,313                        22,535
   2/28/2018              22,309                        21,659
   3/31/2018              22,153                        21,422
   4/30/2018              22,341                        21,748
   5/31/2018              22,153                        21,594
   6/30/2018              21,719                        21,221
   7/31/2018              21,928                        21,341
   8/31/2018              21,593                        21,194
   9/30/2018              21,469                        21,040
  10/31/2018              19,427                        19,034
  11/30/2018              19,227                        18,847
  12/31/2018              17,919                        17,639
   1/31/2019              19,336                        19,136
   2/28/2019              19,820                        19,577
   3/31/2019              19,696                        19,567
   4/30/2019              20,382                        20,101
   5/31/2019              19,133                        19,046
   6/30/2019              20,125                        19,912                Past performance is not predictive
   7/31/2019              19,786                        19,823                of future performance.
   8/31/2019              19,300                        19,364
   9/30/2019              19,826                        19,858                The returns shown do not reflect
  10/31/2019              20,678                        20,673                the deduction of taxes that a
                                                                              shareholder would pay on fund
                                                                              distributions or the redemption of
            AVERAGE ANNUAL        ONE         FIVE         TEN                fund shares.
            TOTAL RETURN          YEAR        YEARS       YEARS
            ----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                  6.44%       5.82%       7.54%               all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
JAPANESE SMALL COMPANY PORTFOLIO VS.
MSCI JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                      [CHART]

                    Japanese Small Company          MSCI Japan Small Cap
                           Portfolio                Index (net dividends)
                -------------------------------     ---------------------
  10/31/2009                $10,000                       $10,000
  11/30/2009                  9,595                         9,643
  12/31/2009                  9,555                         9,462
   1/31/2010                  9,682                         9,667
   2/28/2010                  9,865                         9,850
   3/31/2010                 10,366                        10,298
   4/30/2010                 10,668                        10,577
   5/31/2010                  9,775                         9,844
   6/30/2010                  9,926                         9,887
   7/31/2010                 10,096                        10,007
   8/31/2010                  9,819                         9,795
   9/30/2010                 10,253                        10,196
  10/31/2010                 10,033                        10,112
  11/30/2010                 10,281                        10,309
  12/31/2010                 11,227                        11,349
   1/31/2011                 11,478                        11,484
   2/28/2011                 12,006                        11,946
   3/31/2011                 11,256                        11,209
   4/30/2011                 11,199                        11,219
   5/31/2011                 11,013                        11,052
   6/30/2011                 11,561                        11,464
   7/31/2011                 11,979                        11,940
   8/31/2011                 11,655                        11,452
   9/30/2011                 11,591                        11,462
  10/31/2011                 10,993                        11,039
  11/30/2011                 11,173                        10,740
  12/31/2011                 11,114                        10,908
   1/31/2012                 11,812                        11,356
   2/29/2012                 11,827                        11,479
   3/31/2012                 12,161                        11,786
   4/30/2012                 11,907                        11,615
   5/31/2012                 10,910                        10,650
   6/30/2012                 11,488                        11,105
   7/31/2012                 11,099                        10,931
   8/31/2012                 11,099                        10,869
   9/30/2012                 11,257                        11,169
  10/31/2012                 11,015                        10,928
  11/30/2012                 11,169                        11,003
  12/31/2012                 11,577                        11,345
   1/31/2013                 11,940                        11,770
   2/28/2013                 12,229                        12,169
   3/31/2013                 13,163                        13,152
   4/30/2013                 13,859                        14,017
   5/31/2013                 12,725                        12,906
   6/30/2013                 12,837                        12,871
   7/31/2013                 13,140                        13,081
   8/31/2013                 12,844                        12,904
   9/30/2013                 14,289                        14,373
  10/31/2013                 14,326                        14,314
  11/30/2013                 14,215                        14,219
  12/31/2013                 14,316                        14,334
   1/31/2014                 14,163                        14,292
   2/28/2014                 14,102                        13,975
   3/31/2014                 14,171                        14,011
   4/30/2014                 13,957                        13,751
   5/31/2014                 14,316                        14,201
   6/30/2014                 15,323                        15,207
   7/31/2014                 15,224                        15,289
   8/31/2014                 15,369                        15,179
   9/30/2014                 14,888                        14,672
  10/31/2014                 14,613                        14,279
  11/30/2014                 14,064                        14,118
  12/31/2014                 14,182                        14,266
   1/31/2015                 14,523                        14,745
   2/28/2015                 15,121                        15,276
   3/31/2015                 15,307                        15,571
   4/30/2015                 15,679                        15,862
   5/31/2015                 15,835                        16,050
   6/30/2015                 16,160                        16,284
   7/31/2015                 16,060                        16,221
   8/31/2015                 15,563                        15,666
   9/30/2015                 15,090                        15,103
  10/31/2015                 15,873                        16,111
  11/30/2015                 16,222                        16,317
  12/31/2015                 16,166                        16,452
   1/31/2016                 15,348                        15,404
   2/29/2016                 14,805                        15,245
   3/31/2016                 15,773                        16,196
   4/30/2016                 15,970                        16,901
   5/31/2016                 16,371                        16,905
   6/30/2016                 16,292                        16,805
   7/31/2016                 17,165                        17,706
   8/31/2016                 16,764                        17,079
   9/30/2016                 17,771                        18,000
  10/31/2016                 18,102                        18,240
  11/30/2016                 17,519                        17,382
  12/31/2016                 17,647                        17,697
   1/31/2017                 18,417                        18,365
   2/28/2017                 19,043                        18,929
   3/31/2017                 19,131                        18,895
   4/30/2017                 19,348                        19,218
   5/31/2017                 20,069                        19,925
   6/30/2017                 20,519                        20,112
   7/31/2017                 21,160                        20,648
   8/31/2017                 21,618                        21,033
   9/30/2017                 22,099                        21,366
  10/31/2017                 22,909                        22,098
  11/30/2017                 23,479                        22,875
  12/31/2017                 23,944                        23,228
   1/31/2018                 25,086                        24,214
   2/28/2018                 24,527                        23,921
   3/31/2018                 24,354                        23,715
   4/30/2018                 24,305                        23,747
   5/31/2018                 23,976                        23,694
   6/30/2018                 23,336                        22,968
   7/31/2018                 23,319                        22,769
   8/31/2018                 22,982                        22,623
   9/30/2018                 23,368                        22,938
  10/31/2018                 21,117                        20,769
  11/30/2018                 21,528                        21,333
  12/31/2018                 19,271                        19,514
   1/31/2019                 20,286                        20,582
   2/28/2019                 20,621                        20,814
   3/31/2019                 20,445                        20,901
   4/30/2019                 20,780                        21,084
   5/31/2019                 19,669                        20,225
   6/30/2019                 20,445                        20,718            Past performance is not predictive
   7/31/2019                 20,454                        20,985            of future performance.
   8/31/2019                 19,924                        20,782
   9/30/2019                 20,807                        21,536            The returns shown do not reflect
  10/31/2019                 21,963                        22,702            the deduction of taxes that a
                                                                             shareholder would pay on fund
                                                                             distributions or the redemption of
            AVERAGE ANNUAL        ONE         FIVE         TEN               fund shares.
            TOTAL RETURN          YEAR        YEARS       YEARS
            ----------------------------------------------------------       MSCI data copyright MSCI 2019,
                                  4.01%       8.49%       8.19%              all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASIA PACIFIC SMALL COMPANY PORTFOLIO VS.
MSCI PACIFIC EX JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]

                      Asia Pacific Small       MSCI Pacific ex Japan Small Cap
                       Company Portfolio           Index (net dividends)
                -----------------------------  -------------------------------
  10/31/2009                $10,000                       $10,000
  11/30/2009                 10,466                        10,288
  12/31/2009                 10,740                        10,699
   1/31/2010                 10,155                        10,015
   2/28/2010                 10,332                        10,140
   3/31/2010                 11,182                        10,976
   4/30/2010                 11,329                        11,283
   5/31/2010                  9,759                         9,579
   6/30/2010                  9,637                         9,524
   7/31/2010                 10,703                        10,494
   8/31/2010                 10,688                        10,470
   9/30/2010                 12,310                        12,042
  10/31/2010                 12,835                        12,577
  11/30/2010                 12,660                        12,409
  12/31/2010                 13,899                        13,661
   1/31/2011                 13,598                        13,264
   2/28/2011                 13,681                        13,336
   3/31/2011                 13,968                        13,746
   4/30/2011                 14,555                        14,302
   5/31/2011                 14,124                        13,974
   6/30/2011                 13,644                        13,478
   7/31/2011                 13,864                        13,676
   8/31/2011                 12,894                        12,725
   9/30/2011                 10,487                        10,411
  10/31/2011                 12,118                        12,117
  11/30/2011                 11,792                        11,291
  12/31/2011                 11,101                        10,929
   1/31/2012                 12,246                        12,064
   2/29/2012                 13,171                        13,002
   3/31/2012                 12,974                        12,595
   4/30/2012                 12,920                        12,663
   5/31/2012                 11,306                        11,019
   6/30/2012                 11,540                        11,173
   7/31/2012                 11,707                        11,541
   8/31/2012                 12,096                        11,725
   9/30/2012                 12,691                        12,349
  10/31/2012                 12,977                        12,603
  11/30/2012                 13,155                        12,728
  12/31/2012                 13,768                        13,047
   1/31/2013                 14,455                        13,739
   2/28/2013                 14,513                        13,902
   3/31/2013                 14,577                        13,937
   4/30/2013                 14,328                        13,826
   5/31/2013                 13,260                        12,809
   6/30/2013                 12,324                        11,713
   7/31/2013                 12,925                        12,181
   8/31/2013                 13,023                        12,287
   9/30/2013                 13,936                        13,232
  10/31/2013                 14,334                        13,464
  11/30/2013                 13,826                        12,895
  12/31/2013                 13,995                        12,957
   1/31/2014                 13,333                        12,356
   2/28/2014                 14,098                        13,021
   3/31/2014                 14,302                        13,261
   4/30/2014                 14,333                        13,348
   5/31/2014                 14,345                        13,457
   6/30/2014                 14,447                        13,530
   7/31/2014                 14,748                        13,825
   8/31/2014                 14,977                        13,931
   9/30/2014                 13,592                        12,651
  10/31/2014                 13,784                        12,801
  11/30/2014                 13,236                        12,395
  12/31/2014                 12,847                        12,084
   1/31/2015                 12,542                        11,846
   2/28/2015                 13,152                        12,421
   3/31/2015                 12,961                        12,197
   4/30/2015                 14,003                        12,897
   5/31/2015                 14,155                        12,834
   6/30/2015                 13,152                        11,910
   7/31/2015                 12,511                        11,372
   8/31/2015                 11,437                        10,312
   9/30/2015                 11,272                        10,099
  10/31/2015                 12,104                        10,923
  11/30/2015                 12,060                        10,832
  12/31/2015                 12,390                        11,016
   1/31/2016                 11,491                        10,059
   2/29/2016                 11,656                        10,305
   3/31/2016                 13,045                        11,494
   4/30/2016                 13,217                        11,701
   5/31/2016                 13,071                        11,506
   6/30/2016                 13,283                        11,584
   7/31/2016                 14,195                        12,441
   8/31/2016                 14,089                        12,348
   9/30/2016                 14,506                        12,606
  10/31/2016                 14,063                        12,076
  11/30/2016                 13,785                        11,883
  12/31/2016                 13,629                        11,841
   1/31/2017                 14,247                        12,222
   2/28/2017                 14,645                        12,572
   3/31/2017                 14,892                        12,757
   4/30/2017                 14,741                        12,705
   5/31/2017                 14,720                        12,784
   6/30/2017                 15,269                        13,179
   7/31/2017                 15,749                        13,502
   8/31/2017                 15,914                        13,656
   9/30/2017                 15,914                        13,740
  10/31/2017                 16,271                        14,099
  11/30/2017                 16,463                        14,365
  12/31/2017                 17,058                        14,918
   1/31/2018                 17,773                        15,569
   2/28/2018                 17,187                        15,086
   3/31/2018                 16,944                        14,646
   4/30/2018                 16,887                        14,719
   5/31/2018                 17,173                        14,789
   6/30/2018                 16,665                        14,364
   7/31/2018                 16,708                        14,394
   8/31/2018                 16,329                        14,158
   9/30/2018                 16,322                        14,139
  10/31/2018                 14,886                        12,830
  11/30/2018                 15,257                        13,186
  12/31/2018                 14,419                        12,509
   1/31/2019                 15,461                        13,575
   2/28/2019                 16,008                        13,982
   3/31/2019                 16,038                        14,069
   4/30/2019                 16,311                        14,262
   5/31/2019                 15,520                        13,730
   6/30/2019                 15,934                        14,354                 Past performance is not predictive
   7/31/2019                 15,912                        14,536                 of future performance.
   8/31/2019                 14,922                        13,815
   9/30/2019                 15,306                        14,058                 The returns shown do not reflect
  10/31/2019                 15,602                        14,256                 the deduction of taxes that a
                                                                                  shareholder would pay on fund
                                                                                  distributions or the redemption of
             AVERAGE ANNUAL         ONE          FIVE          TEN                fund shares.
             TOTAL RETURN           YEAR         YEARS        YEARS
             -------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    4.81%        2.51%        4.55%               all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
UNITED KINGDOM SMALL COMPANY PORTFOLIO VS.
MSCI UNITED KINGDOM SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

                  United Kingdom Small Company        MSCI UK Small Cap
                          Portfolio                 Index (net dividends)
                ------------------------------     -----------------------
  10/31/2009               $10,000                         $10,000
  11/30/2009                 9,965                           9,896
  12/31/2009                10,170                          10,140
   1/31/2010                10,068                          10,093
   2/28/2010                 9,722                           9,641
   3/31/2010                10,532                          10,491
   4/30/2010                10,915                          10,910
   5/31/2010                 9,676                           9,598
   6/30/2010                 9,859                           9,640
   7/31/2010                11,186                          10,799
   8/31/2010                10,769                          10,506
   9/30/2010                11,916                          11,664
  10/31/2010                12,537                          12,161
  11/30/2010                11,916                          11,654
  12/31/2010                13,127                          12,874
   1/31/2011                13,315                          12,998
   2/28/2011                13,712                          13,341
   3/31/2011                13,450                          13,111
   4/30/2011                14,638                          14,313
   5/31/2011                14,544                          14,131
   6/30/2011                14,079                          13,655
   7/31/2011                13,979                          13,618
   8/31/2011                12,580                          12,229
   9/30/2011                11,307                          10,939
  10/31/2011                12,501                          12,134
  11/30/2011                12,117                          11,663
  12/31/2011                11,736                          11,274
   1/31/2012                12,768                          12,418
   2/29/2012                13,811                          13,571
   3/31/2012                14,102                          13,616
   4/30/2012                14,341                          13,847
   5/31/2012                12,721                          12,132
   6/30/2012                13,340                          12,709
   7/31/2012                13,560                          12,941
   8/31/2012                14,298                          13,626
   9/30/2012                15,029                          14,353
  10/31/2012                15,355                          14,650
  11/30/2012                15,449                          14,655
  12/31/2012                16,292                          15,330
   1/31/2013                16,577                          15,733
   2/28/2013                16,723                          15,822
   3/31/2013                17,217                          16,248
   4/30/2013                17,648                          16,654
   5/31/2013                17,804                          16,879
   6/30/2013                17,412                          16,270
   7/31/2013                18,877                          17,625
   8/31/2013                19,008                          17,867
   9/30/2013                20,286                          19,208
  10/31/2013                21,007                          19,884
  11/30/2013                21,479                          20,352
  12/31/2013                22,657                          21,335
   1/31/2014                22,115                          20,882
   2/28/2014                24,091                          22,907
   3/31/2014                23,345                          22,080
   4/30/2014                22,955                          21,552
   5/31/2014                22,925                          21,594
   6/30/2014                22,899                          21,543
   7/31/2014                22,179                          20,934
   8/31/2014                22,507                          21,154
   9/30/2014                21,221                          19,913
  10/31/2014                21,162                          19,786
  11/30/2014                20,997                          19,793
  12/31/2014                21,329                          20,118
   1/31/2015                20,839                          19,570
   2/28/2015                22,791                          21,503
   3/31/2015                21,600                          20,513
   4/30/2015                22,959                          21,829
   5/31/2015                24,105                          22,830
   6/30/2015                24,033                          22,858
   7/31/2015                24,079                          23,022
   8/31/2015                23,055                          22,116
   9/30/2015                22,355                          21,301
  10/31/2015                23,157                          22,244
  11/30/2015                23,118                          22,064
  12/31/2015                22,860                          21,828
   1/31/2016                21,044                          19,709
   2/29/2016                20,662                          19,503
   3/31/2016                21,895                          20,878
   4/30/2016                22,000                          21,158
   5/31/2016                22,346                          21,768
   6/30/2016                19,523                          18,674
   7/31/2016                20,577                          19,748
   8/31/2016                21,011                          20,078
   9/30/2016                21,031                          20,249
  10/31/2016                19,405                          18,710
  11/30/2016                19,861                          19,129
  12/31/2016                20,241                          19,546
   1/31/2017                20,883                          19,993
   2/28/2017                21,193                          20,461
   3/31/2017                21,732                          20,788
   4/30/2017                23,372                          22,455
   5/31/2017                23,621                          22,908
   6/30/2017                23,144                          22,391
   7/31/2017                24,044                          23,368
   8/31/2017                23,602                          23,107
   9/30/2017                24,826                          24,277
  10/31/2017                25,087                          24,721
  11/30/2017                25,056                          24,812
  12/31/2017                25,991                          25,889
   1/31/2018                26,817                          26,818
   2/28/2018                24,973                          25,218
   3/31/2018                25,382                          25,504
   4/30/2018                26,199                          26,414
   5/31/2018                26,141                          26,330
   6/30/2018                25,904                          26,120
   7/31/2018                25,753                          26,034
   8/31/2018                25,351                          25,648
   9/30/2018                25,048                          25,112
  10/31/2018                22,744                          22,780
  11/30/2018                22,111                          21,888
  12/31/2018                20,853                          20,712
   1/31/2019                23,025                          23,020
   2/28/2019                23,942                          23,914
   3/31/2019                23,693                          23,768
   4/30/2019                24,859                          24,920
   5/31/2019                23,052                          23,197            Past performance is not predictive
   6/30/2019                23,766                          23,705            of future performance.
   7/31/2019                22,900                          22,981
   8/31/2019                22,578                          22,380            The returns shown do not reflect
   9/30/2019                23,674                          23,454            the deduction of taxes that a
  10/31/2019                25,050                          24,923            shareholder would pay on fund
                                                                              distributions or the redemption of
            AVERAGE ANNUAL         ONE         FIVE         TEN               fund shares.
            TOTAL RETURN           YEAR        YEARS       YEARS
            -----------------------------------------------------------       MSCI data copyright MSCI 2019,
                                  10.14%       3.43%       9.62%              all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTINENTAL SMALL COMPANY PORTFOLIO VS.
MSCI EUROPE EX UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]


                   Continental Small Company           MSCI Europe ex UK
                           Portfolio             Small Cap Index (net dividends)
                   -------------------------    --------------------------------
  10/31/2009                $10,000                         $10,000
  11/30/2009                 10,300                          10,206
  12/31/2009                 10,264                          10,252
   1/31/2010                 10,090                          10,115
   2/28/2010                  9,876                           9,827
   3/31/2010                 10,605                          10,624
   4/30/2010                 10,504                          10,557
   5/31/2010                  9,008                           8,924
   6/30/2010                  8,944                           8,790
   7/31/2010                 10,016                           9,844
   8/31/2010                  9,554                           9,376
   9/30/2010                 10,874                          10,823
  10/31/2010                 11,485                          11,517
  11/30/2010                 10,589                          10,644
  12/31/2010                 11,965                          12,135
   1/31/2011                 12,299                          12,409
   2/28/2011                 12,504                          12,619
   3/31/2011                 12,927                          13,045
   4/30/2011                 13,793                          13,956
   5/31/2011                 13,322                          13,424
   6/30/2011                 12,889                          12,991
   7/31/2011                 12,156                          12,202
   8/31/2011                 10,910                          10,927
   9/30/2011                  9,257                           9,286
  10/31/2011                 10,211                          10,303
  11/30/2011                  9,528                           9,498
  12/31/2011                  9,156                           9,175
   1/31/2012                 10,022                          10,085
   2/29/2012                 10,659                          10,859
   3/31/2012                 10,680                          10,771
   4/30/2012                 10,428                          10,592
   5/31/2012                  9,001                           9,139
   6/30/2012                  9,388                           9,590
   7/31/2012                  9,295                           9,556
   8/31/2012                  9,710                           9,972
   9/30/2012                 10,220                          10,509
  10/31/2012                 10,400                          10,690
  11/30/2012                 10,529                          10,854
  12/31/2012                 11,164                          11,439
   1/31/2013                 12,007                          12,371
   2/28/2013                 11,884                          12,333
   3/31/2013                 11,618                          12,016
   4/30/2013                 12,086                          12,482
   5/31/2013                 12,309                          12,766
   6/30/2013                 11,898                          12,198
   7/31/2013                 12,931                          13,307
   8/31/2013                 12,945                          13,282
   9/30/2013                 14,070                          14,418
  10/31/2013                 14,870                          15,286
  11/30/2013                 15,134                          15,558
  12/31/2013                 15,555                          15,962
   1/31/2014                 15,459                          15,830
   2/28/2014                 16,813                          17,213
   3/31/2014                 16,894                          17,228
   4/30/2014                 17,048                          17,300
   5/31/2014                 17,114                          17,494
   6/30/2014                 16,962                          17,323
   7/31/2014                 15,962                          16,302
   8/31/2014                 15,768                          16,171
   9/30/2014                 14,920                          15,279
  10/31/2014                 14,472                          14,780
  11/30/2014                 14,816                          15,213
  12/31/2014                 14,345                          14,850
   1/31/2015                 14,435                          14,884
   2/28/2015                 15,425                          15,983
   3/31/2015                 15,350                          15,821
   4/30/2015                 16,167                          16,668
   5/31/2015                 16,182                          16,557
   6/30/2015                 15,834                          16,165
   7/31/2015                 16,275                          16,765
   8/31/2015                 15,659                          16,117
   9/30/2015                 15,102                          15,572
  10/31/2015                 15,827                          16,463
  11/30/2015                 15,796                          16,419
  12/31/2015                 15,988                          16,663
   1/31/2016                 14,902                          15,346
   2/29/2016                 14,871                          15,399
   3/31/2016                 16,134                          16,780
   4/30/2016                 16,464                          16,990
   5/31/2016                 16,494                          17,063
   6/30/2016                 15,590                          15,954
   7/31/2016                 16,609                          16,989
   8/31/2016                 16,820                          17,134
   9/30/2016                 17,234                          17,545
  10/31/2016                 16,728                          16,893
  11/30/2016                 16,097                          16,206
  12/31/2016                 16,925                          17,063
   1/31/2017                 17,667                          17,730
   2/28/2017                 17,847                          17,932
   3/31/2017                 18,613                          18,676
   4/30/2017                 19,755                          19,825
   5/31/2017                 20,841                          20,893
   6/30/2017                 20,841                          20,791
   7/31/2017                 21,632                          21,733
   8/31/2017                 21,679                          21,919
   9/30/2017                 22,402                          22,669
  10/31/2017                 22,363                          22,676
  11/30/2017                 22,402                          22,790
  12/31/2017                 22,871                          23,373
   1/31/2018                 24,447                          24,971
   2/28/2018                 23,407                          23,870
   3/31/2018                 23,047                          23,431
   4/30/2018                 23,095                          23,826
   5/31/2018                 22,639                          23,236
   6/30/2018                 22,176                          22,947
   7/31/2018                 22,777                          23,524
   8/31/2018                 22,493                          23,312
   9/30/2018                 22,057                          22,838
  10/31/2018                 19,872                          20,523
  11/30/2018                 19,415                          19,848
  12/31/2018                 18,375                          18,738
   1/31/2019                 19,832                          20,340
   2/28/2019                 20,247                          20,733
   3/31/2019                 20,197                          20,781
   4/30/2019                 21,281                          21,655
   5/31/2019                 19,900                          20,325
   6/30/2019                 21,276                          21,677                 Past performance is not predictive
   7/31/2019                 20,579                          21,230                 of future performance.
   8/31/2019                 20,174                          20,628
   9/30/2019                 20,508                          20,922                 The returns shown do not reflect
  10/31/2019                 21,450                          21,806                 the deduction of taxes that a
                                                                                    shareholder would pay on fund
                                                                                    distributions or the redemption of
             AVERAGE ANNUAL         ONE          FIVE          TEN                  fund shares.
             TOTAL RETURN           YEAR         YEARS        YEARS
             --------------------------------------------------------------         MSCI data copyright MSCI 2019,
                                    7.94%        8.19%        7.93%                 all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

           DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO VS.
           S&P GLOBAL EX U.S. REIT INDEX (NET DIVIDENDS)
           OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]


                       DFA International
                    Real Estate Securities               S&P Global ex U.S.
                           Portfolio                 REIT Index (net dividends)
                  --------------------------        ----------------------------
  10/31/2009                $10,000                          $10,000
  11/30/2009                 10,115                           10,007
  12/31/2009                 10,276                           10,179
   1/31/2010                  9,892                            9,848
   2/28/2010                  9,935                            9,810
   3/31/2010                 10,276                           10,151
   4/30/2010                 10,361                           10,270
   5/31/2010                  9,274                            9,142
   6/30/2010                  9,295                            9,178
   7/31/2010                 10,382                           10,177
   8/31/2010                 10,404                           10,207
   9/30/2010                 11,406                           11,185
  10/31/2010                 11,896                           11,643
  11/30/2010                 11,150                           10,928
  12/31/2010                 12,135                           11,900
   1/31/2011                 12,183                           11,898
   2/28/2011                 12,691                           12,377
   3/31/2011                 12,715                           12,409
   4/30/2011                 13,513                           13,179
   5/31/2011                 13,441                           13,106
   6/30/2011                 13,344                           12,978
   7/31/2011                 13,126                           12,792
   8/31/2011                 12,594                           12,263
   9/30/2011                 10,975                           10,752
  10/31/2011                 11,845                           11,634
  11/30/2011                 11,603                           11,155
  12/31/2011                 11,194                           10,875
   1/31/2012                 11,961                           11,580
   2/29/2012                 12,370                           12,045
   3/31/2012                 12,523                           12,090
   4/30/2012                 12,779                           12,381
   5/31/2012                 12,038                           11,574
   6/30/2012                 12,830                           12,365
   7/31/2012                 13,418                           13,036
   8/31/2012                 13,622                           13,159
   9/30/2012                 13,929                           13,510
  10/31/2012                 14,491                           14,007
  11/30/2012                 14,594                           14,105
  12/31/2012                 14,935                           14,346
   1/31/2013                 15,166                           14,715
   2/28/2013                 15,281                           14,847
   3/31/2013                 15,888                           15,410
   4/30/2013                 16,726                           16,219
   5/31/2013                 15,195                           14,756
   6/30/2013                 14,646                           14,131
   7/31/2013                 14,704                           14,162
   8/31/2013                 14,155                           13,664
   9/30/2013                 15,368                           14,835
  10/31/2013                 15,830                           15,275
  11/30/2013                 15,339                           14,800
  12/31/2013                 15,274                           14,685
   1/31/2014                 15,000                           14,420
   2/28/2014                 15,882                           15,221
   3/31/2014                 15,852                           15,165
   4/30/2014                 16,521                           15,771
   5/31/2014                 17,008                           16,243
   6/30/2014                 17,373                           16,656
   7/31/2014                 17,343                           16,684
   8/31/2014                 17,647                           16,959
   9/30/2014                 16,491                           15,820
  10/31/2014                 17,130                           16,315
  11/30/2014                 17,191                           16,473
  12/31/2014                 16,970                           16,292
   1/31/2015                 17,618                           16,834
   2/28/2015                 17,909                           17,139
   3/31/2015                 17,423                           16,645
   4/30/2015                 17,812                           17,013
   5/31/2015                 17,326                           16,538
   6/30/2015                 16,937                           16,121
   7/31/2015                 17,067                           16,296
   8/31/2015                 16,128                           15,379
   9/30/2015                 16,257                           15,429
  10/31/2015                 17,067                           16,322
  11/30/2015                 16,549                           15,808
  12/31/2015                 16,355                           15,715
   1/31/2016                 16,091                           15,289
   2/29/2016                 16,421                           15,788
   3/31/2016                 17,773                           17,067
   4/30/2016                 18,367                           17,659
   5/31/2016                 17,872                           17,141
   6/30/2016                 18,103                           17,290
   7/31/2016                 18,927                           18,120
   8/31/2016                 18,466                           17,711
   9/30/2016                 18,466                           17,683
  10/31/2016                 17,246                           16,530
  11/30/2016                 16,421                           15,749
  12/31/2016                 16,860                           16,206
   1/31/2017                 17,075                           16,358
   2/28/2017                 17,398                           16,711
   3/31/2017                 17,577                           16,793
   4/30/2017                 17,900                           17,096
   5/31/2017                 18,187                           17,438
   6/30/2017                 17,936                           17,227
   7/31/2017                 18,545                           17,765
   8/31/2017                 18,545                           17,785
   9/30/2017                 18,330                           17,604
  10/31/2017                 18,187                           17,473
  11/30/2017                 18,832                           18,115
  12/31/2017                 19,453                           18,741
   1/31/2018                 20,089                           19,339
   2/28/2018                 18,967                           18,311
   3/31/2018                 19,303                           18,505
   4/30/2018                 19,565                           18,810
   5/31/2018                 19,378                           18,589
   6/30/2018                 19,229                           18,461
   7/31/2018                 19,490                           18,688
   8/31/2018                 19,191                           18,466
   9/30/2018                 19,004                           18,202
  10/31/2018                 18,144                           17,383
  11/30/2018                 18,406                           17,603
  12/31/2018                 18,111                           17,350
   1/31/2019                 19,815                           19,031
   2/28/2019                 19,696                           18,875
   3/31/2019                 20,251                           19,385
   4/30/2019                 20,172                           19,286
   5/31/2019                 20,013                           19,163                Past performance is not predictive
   6/30/2019                 20,687                           19,897                of future performance.
   7/31/2019                 20,449                           19,784
   8/31/2019                 20,806                           20,058                The returns shown do not reflect
   9/30/2019                 21,321                           20,532                the deduction of taxes that a
  10/31/2019                 22,232                           21,358                shareholder would pay on fund
                                                                                    distributions or the redemption of
                                                                                    fund shares.
             AVERAGE ANNUAL          ONE          FIVE          TEN
             TOTAL RETURN            YEAR         YEARS        YEARS                Copyright 2019 S&P Dow Jones
             ---------------------------------------------------------------        Indices LLC, a division of S&P
                                    22.54%        5.35%        8.32%                Global. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO VS.
               S&P GLOBAL REIT INDEX (NET DIVIDENDS)
               OCTOBER 31, 2009-OCTOBER 31, 2019

                                      [CHART]


                          DFA Global Real                   S&P Global
                    Estate Securities Portfolio     REIT Index (net dividends)
                    ---------------------------     --------------------------
 10/31/2009                  $10,000                        $10,000
 11/30/2009                   10,415                         10,335
 12/31/2009                   10,869                         10,788
  1/31/2010                   10,377                         10,317
  2/28/2010                   10,710                         10,588
  3/31/2010                   11,456                         11,325
  4/30/2010                   11,932                         11,819
  5/31/2010                   11,043                         10,894
  6/30/2010                   10,726                         10,571
  7/31/2010                   11,868                         11,647
  8/31/2010                   11,805                         11,573
  9/30/2010                   12,582                         12,334
 10/31/2010                   13,138                         12,881
 11/30/2010                   12,630                         12,385
 12/31/2010                   13,455                         13,171
  1/31/2011                   13,744                         13,408
  2/28/2011                   14,338                         13,987
  3/31/2011                   14,236                         13,873
  4/30/2011                   15,086                         14,692
  5/31/2011                   15,171                         14,765
  6/30/2011                   14,831                         14,412
  7/31/2011                   14,865                         14,456
  8/31/2011                   14,152                         13,716
  9/30/2011                   12,487                         12,128
 10/31/2011                   13,948                         13,565
 11/30/2011                   13,523                         13,027
 12/31/2011                   13,699                         13,251
  1/31/2012                   14,576                         14,105
  2/29/2012                   14,681                         14,219
  3/31/2012                   15,208                         14,673
  4/30/2012                   15,593                         15,068
  5/31/2012                   14,804                         14,264
  6/30/2012                   15,699                         15,120
  7/31/2012                   16,155                         15,605
  8/31/2012                   16,225                         15,656
  9/30/2012                   16,172                         15,621
 10/31/2012                   16,365                         15,765
 11/30/2012                   16,365                         15,775
 12/31/2012                   16,874                         16,217
  1/31/2013                   17,342                         16,739
  2/28/2013                   17,510                         16,919
  3/31/2013                   18,072                         17,460
  4/30/2013                   19,177                         18,524
  5/31/2013                   17,791                         17,191
  6/30/2013                   17,342                         16,693
  7/31/2013                   17,454                         16,803
  8/31/2013                   16,462                         15,844
  9/30/2013                   17,323                         16,665
 10/31/2013                   17,960                         17,305
 11/30/2013                   17,173                         16,545
 12/31/2013                   17,173                         16,499
  1/31/2014                   17,464                         16,776
  2/28/2014                   18,416                         17,642
  3/31/2014                   18,474                         17,658
  4/30/2014                   19,173                         18,290
  5/31/2014                   19,679                         18,760
  6/30/2014                   19,950                         19,058
  7/31/2014                   19,950                         19,068
  8/31/2014                   20,436                         19,524
  9/30/2014                   19,154                         18,283
 10/31/2014                   20,650                         19,607
 11/30/2014                   20,941                         19,914
 12/31/2014                   21,078                         20,053
  1/31/2015                   22,288                         21,141
  2/28/2015                   21,905                         20,797
  3/31/2015                   21,925                         20,780
  4/30/2015                   21,280                         20,164
  5/31/2015                   21,017                         19,911
  6/30/2015                   20,271                         19,138
  7/31/2015                   21,038                         19,877
  8/31/2015                   19,807                         18,675
  9/30/2015                   20,271                         19,035
 10/31/2015                   21,360                         20,115
 11/30/2015                   21,058                         19,797
 12/31/2015                   21,223                         19,965
  1/31/2016                   20,644                         19,323
  2/29/2016                   20,748                         19,503
  3/31/2016                   22,732                         21,350
  4/30/2016                   22,628                         21,270
  5/31/2016                   22,732                         21,318
  6/30/2016                   23,889                         22,306
  7/31/2016                   24,922                         23,319
  8/31/2016                   24,157                         22,552
  9/30/2016                   23,868                         22,255
 10/31/2016                   22,401                         20,897
 11/30/2016                   21,760                         20,320
 12/31/2016                   22,616                         21,117
  1/31/2017                   22,681                         21,134
  2/28/2017                   23,334                         21,795
  3/31/2017                   23,051                         21,422
  4/30/2017                   23,203                         21,555
  5/31/2017                   23,269                         21,581
  6/30/2017                   23,464                         21,781
  7/31/2017                   23,943                         22,174
  8/31/2017                   24,008                         22,119
  9/30/2017                   23,812                         22,028
 10/31/2017                   23,704                         21,797
 11/30/2017                   24,443                         22,453
 12/31/2017                   24,698                         22,683
  1/31/2018                   24,450                         22,320
  2/28/2018                   22,803                         20,830
  3/31/2018                   23,547                         21,369
  4/30/2018                   23,705                         21,692
  5/31/2018                   24,202                         22,155
  6/30/2018                   24,811                         22,663
  7/31/2018                   25,081                         22,852
  8/31/2018                   25,397                         23,207
  9/30/2018                   24,901                         22,655
 10/31/2018                   24,156                         21,917
 11/30/2018                   25,059                         22,689
 12/31/2018                   23,672                         21,344
  1/31/2019                   26,181                         23,684
  2/28/2019                   26,252                         23,666
  3/31/2019                   27,270                         24,346
  4/30/2019                   27,152                         24,247               Past performance is not predictive
  5/31/2019                   27,246                         24,180               of future performance.
  6/30/2019                   27,767                         24,660
  7/31/2019                   27,980                         24,812               The returns shown do not reflect
  8/31/2019                   28,903                         25,418               the deduction of taxes that a
  9/30/2019                   29,448                         26,071               shareholder would pay on fund
 10/31/2019                   30,087                         26,669               distributions or the redemption of
                                                                                  fund shares.
            AVERAGE ANNUAL          ONE          FIVE         TEN
            TOTAL RETURN            YEAR         YEARS       YEARS                Copyright 2019 S&P Dow Jones
            --------------------------------------------------------------        Indices LLC, a division of S&P
                                   24.55%        7.82%       11.64%               Global. All rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]

               DFA International Small Cap Value         MSCI World ex USA
                            Portfolio             Small Cap Index (net dividends)
               ---------------------------------  -------------------------------
  10/31/2009               $10,000                           $10,000
  11/30/2009                10,047                            10,078
  12/31/2009                10,165                            10,205
   1/31/2010                 9,970                            10,071
   2/28/2010                 9,875                            10,013
   3/31/2010                10,677                            10,758
   4/30/2010                10,812                            10,970
   5/31/2010                 9,357                             9,652
   6/30/2010                 9,168                             9,562
   7/31/2010                10,060                            10,382
   8/31/2010                 9,590                            10,112
   9/30/2010                10,667                            11,259
  10/31/2010                11,001                            11,723
  11/30/2010                10,688                            11,416
  12/31/2010                12,005                            12,707
   1/31/2011                12,256                            12,773
   2/28/2011                12,612                            13,136
   3/31/2011                12,675                            13,124
   4/30/2011                13,219                            13,775
   5/31/2011                12,766                            13,394
   6/30/2011                12,487                            13,104
   7/31/2011                12,247                            13,032
   8/31/2011                11,082                            12,003
   9/30/2011                 9,775                            10,625
  10/31/2011                10,519                            11,487
  11/30/2011                10,179                            10,910
  12/31/2011                 9,908                            10,698
   1/31/2012                10,900                            11,582
   2/29/2012                11,550                            12,238
   3/31/2012                11,564                            12,156
   4/30/2012                11,243                            12,093
   5/31/2012                 9,813                            10,672
   6/30/2012                10,297                            11,040
   7/31/2012                10,268                            11,126
   8/31/2012                10,645                            11,445
   9/30/2012                11,143                            11,987
  10/31/2012                11,246                            12,046
  11/30/2012                11,402                            12,108
  12/31/2012                12,114                            12,568
   1/31/2013                12,735                            13,173
   2/28/2013                12,811                            13,219
   3/31/2013                13,072                            13,477
   4/30/2013                13,443                            13,868
   5/31/2013                13,178                            13,543
   6/30/2013                12,777                            13,008
   7/31/2013                13,729                            13,820
   8/31/2013                13,560                            13,796
   9/30/2013                14,874                            14,954
  10/31/2013                15,496                            15,396
  11/30/2013                15,520                            15,416
  12/31/2013                16,036                            15,779
   1/31/2014                15,816                            15,506
   2/28/2014                16,903                            16,385
   3/31/2014                17,014                            16,324
   4/30/2014                16,943                            16,273
   5/31/2014                17,077                            16,477
   6/30/2014                17,345                            16,851
   7/31/2014                16,736                            16,415
   8/31/2014                16,847                            16,455
   9/30/2014                15,866                            15,458
  10/31/2014                15,517                            15,067
  11/30/2014                15,406                            15,052
  12/31/2014                15,237                            14,936
   1/31/2015                15,138                            14,803
   2/28/2015                16,269                            15,750
   3/31/2015                15,949                            15,538
   4/30/2015                16,752                            16,328
   5/31/2015                17,014                            16,426
   6/30/2015                16,777                            16,184
   7/31/2015                16,571                            16,160
   8/31/2015                15,864                            15,440
   9/30/2015                15,231                            14,885
  10/31/2015                16,030                            15,768
  11/30/2015                15,907                            15,734
  12/31/2015                15,845                            15,751
   1/31/2016                14,674                            14,552
   2/29/2016                14,547                            14,630
   3/31/2016                15,716                            15,846
   4/30/2016                16,253                            16,346
   5/31/2016                16,125                            16,367
   6/30/2016                15,220                            15,643
   7/31/2016                16,315                            16,572
   8/31/2016                16,376                            16,433
   9/30/2016                16,824                            16,894
  10/31/2016                16,686                            16,393
  11/30/2016                16,591                            15,988
  12/31/2016                17,113                            16,431
   1/31/2017                17,851                            17,022
   2/28/2017                18,085                            17,349
   3/31/2017                18,435                            17,681
   4/30/2017                18,903                            18,307
   5/31/2017                19,254                            18,908
   6/30/2017                19,603                            18,969
   7/31/2017                20,343                            19,637
   8/31/2017                20,442                            19,802
   9/30/2017                21,092                            20,345
  10/31/2017                21,273                            20,633
  11/30/2017                21,291                            20,924
  12/31/2017                21,901                            21,530
   1/31/2018                22,864                            22,535
   2/28/2018                21,739                            21,659
   3/31/2018                21,405                            21,422
   4/30/2018                21,834                            21,748
   5/31/2018                21,205                            21,594
   6/30/2018                20,661                            21,221
   7/31/2018                20,986                            21,341
   8/31/2018                20,366                            21,194
   9/30/2018                20,460                            21,040
  10/31/2018                18,430                            19,034
  11/30/2018                18,085                            18,847
  12/31/2018                16,796                            17,639
   1/31/2019                18,057                            19,136
   2/28/2019                18,541                            19,577
   3/31/2019                18,248                            19,567
   4/30/2019                18,854                            20,101
   5/31/2019                17,381                            19,046
   6/30/2019                18,276                            19,912                 Past performance is not predictive
   7/31/2019                17,992                            19,823                 of future performance.
   8/31/2019                17,534                            19,364
   9/30/2019                18,175                            19,858                 The returns shown do not reflect
  10/31/2019                18,972                            20,673                 the deduction of taxes that a
                                                                                     shareholder would pay on fund
                                                                                     distributions or the redemption of
              AVERAGE ANNUAL         ONE          FIVE          TEN                  fund shares.
              TOTAL RETURN           YEAR         YEARS        YEARS
              --------------------------------------------------------------         MSCI data copyright MSCI 2019,
                                     2.94%        4.10%        6.61%                 all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL VECTOR EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]


                       International Vector          MSCI World ex USA
                         Equity Portfolio          Index (net dividends)
                      ----------------------       ---------------------
  10/31/2009                $10,000                     $10,000
  11/30/2009                 10,217                      10,247
  12/31/2009                 10,331                      10,411
   1/31/2010                  9,972                       9,923
   2/28/2010                  9,950                       9,913
   3/31/2010                 10,740                      10,551
   4/30/2010                 10,761                      10,394
   5/31/2010                  9,433                       9,247
   6/30/2010                  9,290                       9,113
   7/31/2010                 10,271                       9,955
   8/31/2010                  9,841                       9,658
   9/30/2010                 10,942                      10,584
  10/31/2010                 11,362                      10,961
  11/30/2010                 10,953                      10,497
  12/31/2010                 12,119                      11,342
   1/31/2011                 12,399                      11,586
   2/28/2011                 12,813                      12,016
   3/31/2011                 12,634                      11,775
   4/30/2011                 13,274                      12,417
   5/31/2011                 12,836                      12,049
   6/30/2011                 12,572                      11,877
   7/31/2011                 12,277                      11,681
   8/31/2011                 11,185                      10,694
   9/30/2011                  9,847                       9,620
  10/31/2011                 10,681                      10,555
  11/30/2011                 10,350                      10,067
  12/31/2011                 10,064                       9,958
   1/31/2012                 10,887                      10,495
   2/29/2012                 11,463                      11,072
   3/31/2012                 11,463                      10,990
   4/30/2012                 11,181                      10,804
   5/31/2012                  9,804                       9,572
   6/30/2012                 10,363                      10,199
   7/31/2012                 10,315                      10,326
   8/31/2012                 10,674                      10,621
   9/30/2012                 11,097                      10,943
  10/31/2012                 11,205                      11,020
  11/30/2012                 11,385                      11,252
  12/31/2012                 11,966                      11,592
   1/31/2013                 12,500                      12,162
   2/28/2013                 12,391                      12,041
   3/31/2013                 12,532                      12,136
   4/30/2013                 12,993                      12,689
   5/31/2013                 12,702                      12,405
   6/30/2013                 12,297                      11,940
   7/31/2013                 13,085                      12,575
   8/31/2013                 12,987                      12,413
   9/30/2013                 14,019                      13,291
  10/31/2013                 14,513                      13,737
  11/30/2013                 14,550                      13,821
  12/31/2013                 14,875                      14,029
   1/31/2014                 14,475                      13,463
   2/28/2014                 15,364                      14,197
   3/31/2014                 15,327                      14,134
   4/30/2014                 15,478                      14,357
   5/31/2014                 15,616                      14,579
   6/30/2014                 15,869                      14,786
   7/31/2014                 15,412                      14,522
   8/31/2014                 15,475                      14,534
   9/30/2014                 14,629                      13,937
  10/31/2014                 14,361                      13,715
  11/30/2014                 14,297                      13,884
  12/31/2014                 13,943                      13,422
   1/31/2015                 13,840                      13,375
   2/28/2015                 14,774                      14,174
   3/31/2015                 14,514                      13,937
   4/30/2015                 15,266                      14,540
   5/31/2015                 15,305                      14,414
   6/30/2015                 14,955                      14,005
   7/31/2015                 14,877                      14,227
   8/31/2015                 14,022                      13,190
   9/30/2015                 13,393                      12,524
  10/31/2015                 14,198                      13,467
  11/30/2015                 14,132                      13,252
  12/31/2015                 13,943                      13,015
   1/31/2016                 13,024                      12,119
   2/29/2016                 12,811                      11,949
   3/31/2016                 13,826                      12,761
   4/30/2016                 14,280                      13,171
   5/31/2016                 14,227                      13,022
   6/30/2016                 13,683                      12,626
   7/31/2016                 14,428                      13,248
   8/31/2016                 14,537                      13,260
   9/30/2016                 14,857                      13,421
  10/31/2016                 14,654                      13,160
  11/30/2016                 14,490                      12,949
  12/31/2016                 14,897                      13,372
   1/31/2017                 15,529                      13,770
   2/28/2017                 15,666                      13,929
   3/31/2017                 16,039                      14,283
   4/30/2017                 16,465                      14,586
   5/31/2017                 16,876                      15,073
   6/30/2017                 17,058                      15,087
   7/31/2017                 17,711                      15,536
   8/31/2017                 17,794                      15,532
   9/30/2017                 18,321                      15,935
  10/31/2017                 18,585                      16,153
  11/30/2017                 18,739                      16,316
  12/31/2017                 19,209                      16,609
   1/31/2018                 20,172                      17,383
   2/28/2018                 19,209                      16,557
   3/31/2018                 19,011                      16,271
   4/30/2018                 19,294                      16,644
   5/31/2018                 18,997                      16,329
   6/30/2018                 18,589                      16,150
   7/31/2018                 18,917                      16,546
   8/31/2018                 18,475                      16,233
   9/30/2018                 18,550                      16,360
  10/31/2018                 16,816                      15,060
  11/30/2018                 16,630                      15,047
  12/31/2018                 15,562                      14,269
   1/31/2019                 16,819                      15,287
   2/28/2019                 17,163                      15,680
   3/31/2019                 17,031                      15,760
   4/30/2019                 17,630                      16,206
   5/31/2019                 16,417                      15,440
   6/30/2019                 17,367                      16,357             Past performance is not predictive
   7/31/2019                 16,957                      16,160             of future performance.
   8/31/2019                 16,455                      15,763
   9/30/2019                 17,068                      16,205             The returns shown do not reflect
  10/31/2019                 17,740                      16,729             the deduction of taxes that a
                                                                            shareholder would pay on fund
                                                                            distributions or the redemption of
            AVERAGE ANNUAL        ONE         FIVE         TEN              fund shares.
            TOTAL RETURN          YEAR        YEARS       YEARS
            ---------------------------------------------------------       MSCI data copyright MSCI 2019,
                                  5.49%       4.32%       5.90%             all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
MAY 16, 2017-OCTOBER 31, 2019

                                          [CHART]

                International High Relative      MSCI World ex USA Index
                  Profitability Portfolio            (net dividends)
                ----------------------------    -------------------------
   5/16/2017               $10,000                       $10,000
   5/31/2017                10,050                        10,017
   6/30/2017                10,038                        10,026
   7/31/2017                10,219                        10,324
   8/31/2017                10,329                        10,322
   9/30/2017                10,577                        10,590
  10/31/2017                10,738                        10,734
  11/30/2017                10,849                        10,843
  12/31/2017                10,968                        11,038
   1/31/2018                11,463                        11,552
   2/28/2018                10,887                        11,003
   3/31/2018                10,893                        10,813
   4/30/2018                11,014                        11,061
   5/31/2018                10,974                        10,851
   6/30/2018                10,802                        10,732
   7/31/2018                11,088                        10,996
   8/31/2018                10,915                        10,788
   9/30/2018                10,941                        10,872
  10/31/2018                 9,966                        10,008
  11/30/2018                 9,997                         9,999
  12/31/2018                 9,489                         9,483
   1/31/2019                10,221                        10,159
   2/28/2019                10,479                        10,420
   3/31/2019                10,574                        10,473
   4/30/2019                10,916                        10,770
   5/31/2019                10,315                        10,261
   6/30/2019                10,964                        10,870
   7/31/2019                10,765                        10,739
   8/31/2019                10,640                        10,475             Past performance is not predictive
   9/30/2019                10,871                        10,769             of future performance.
  10/31/2019                11,280                        11,117
                                                                             The returns shown do not reflect
                                                                             the deduction of taxes that a
                                                                             shareholder would pay on fund
                                                                             distributions or the redemption of
            AVERAGE ANNUAL                 ONE           SINCE               fund shares.
            TOTAL RETURN                   YEAR        INCEPTION
            ----------------------------------------------------------       MSCI data copyright MSCI 2019,
                                          13.19%         5.02%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLD EX U.S. VALUE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
AUGUST 23, 2010-OCTOBER 31, 2019

                                     [CHART]


                     World Ex U.S.         MSCI All Country World
                    Value Portfolio      ex USA Index (net dividends)
                   -----------------     ----------------------------
 8/23/2010             $10,000                    $10,000
 8/31/2010               9,890                      9,920
 9/30/2010              10,980                     10,906
10/31/2010              11,350                     11,278
11/30/2010              10,850                     10,843
12/31/2010              11,859                     11,692
 1/31/2011              12,122                     11,807
 2/28/2011              12,385                     12,118
 3/31/2011              12,311                     12,090
 4/30/2011              12,899                     12,681
 5/31/2011              12,433                     12,315
 6/30/2011              12,238                     12,136
 7/31/2011              11,920                     11,971
 8/31/2011              10,670                     10,945
 9/30/2011               9,314                      9,727
10/31/2011              10,261                     10,752
11/30/2011               9,880                     10,203
12/31/2011               9,590                     10,089
 1/31/2012              10,422                     10,774
 2/29/2012              10,984                     11,379
 3/31/2012              10,811                     11,222
 4/30/2012              10,436                     11,045
 5/31/2012               9,177                      9,791
 6/30/2012               9,755                     10,369
 7/31/2012               9,703                     10,515
 8/31/2012              10,041                     10,735
 9/30/2012              10,475                     11,136
10/31/2012              10,538                     11,179
11/30/2012              10,687                     11,392
12/31/2012              11,281                     11,787
 1/31/2013              11,720                     12,266
 2/28/2013              11,442                     12,137
 3/31/2013              11,460                     12,161
 4/30/2013              11,899                     12,608
 5/31/2013              11,696                     12,316
 6/30/2013              11,154                     11,782
 7/31/2013              11,796                     12,298
 8/31/2013              11,666                     12,128
 9/30/2013              12,556                     12,971
10/31/2013              13,026                     13,447
11/30/2013              12,993                     13,470
12/31/2013              13,201                     13,589
 1/31/2014              12,652                     12,972
 2/28/2014              13,289                     13,623
 3/31/2014              13,361                     13,658
 4/30/2014              13,527                     13,839
 5/31/2014              13,760                     14,108
 6/30/2014              13,969                     14,345
 7/31/2014              13,778                     14,203
 8/31/2014              13,857                     14,281
 9/30/2014              13,101                     13,590
10/31/2014              12,921                     13,455
11/30/2014              12,864                     13,552
12/31/2014              12,384                     13,064
 1/31/2015              12,293                     13,044
 2/28/2015              13,080                     13,742
 3/31/2015              12,783                     13,520
 4/30/2015              13,604                     14,203
 5/31/2015              13,490                     13,981
 6/30/2015              13,108                     13,591
 7/31/2015              12,774                     13,553
 8/31/2015              11,805                     12,517
 9/30/2015              11,128                     11,937
10/31/2015              11,916                     12,825
11/30/2015              11,696                     12,561
12/31/2015              11,357                     12,324
 1/31/2016              10,526                     11,486
 2/29/2016              10,304                     11,354
 3/31/2016              11,258                     12,278
 4/30/2016              11,728                     12,601
 5/31/2016              11,399                     12,388
 6/30/2016              11,179                     12,199
 7/31/2016              11,763                     12,802
 8/31/2016              12,026                     12,883
 9/30/2016              12,182                     13,042
10/31/2016              12,338                     12,854
11/30/2016              12,266                     12,557
12/31/2016              12,572                     12,878
 1/31/2017              13,175                     13,334
 2/28/2017              13,283                     13,547
 3/31/2017              13,588                     13,890
 4/30/2017              13,781                     14,188
 5/31/2017              14,023                     14,648
 6/30/2017              14,148                     14,694
 7/31/2017              14,821                     15,235
 8/31/2017              14,919                     15,315
 9/30/2017              15,212                     15,599
10/31/2017              15,542                     15,893
11/30/2017              15,652                     16,022
12/31/2017              16,118                     16,380
 1/31/2018              17,149                     17,292
 2/28/2018              16,230                     16,477
 3/31/2018              16,026                     16,186
 4/30/2018              16,336                     16,445
 5/31/2018              15,728                     16,065
 6/30/2018              15,235                     15,763
 7/31/2018              15,750                     16,140
 8/31/2018              15,247                     15,802
 9/30/2018              15,438                     15,874
10/31/2018              14,110                     14,583
11/30/2018              14,161                     14,721
12/31/2018              13,428                     14,055
 1/31/2019              14,458                     15,117
 2/28/2019              14,615                     15,412
 3/31/2019              14,513                     15,504
 4/30/2019              14,891                     15,913
 5/31/2019              13,859                     15,059
 6/30/2019              14,658                     15,966                Past performance is not predictive
 7/31/2019              14,167                     15,773                of future performance.
 8/31/2019              13,558                     15,286
 9/30/2019              14,145                     15,679                The returns shown do not reflect
10/31/2019              14,639                     16,226                the deduction of taxes that a
                                                                         shareholder would pay on fund
                                                                         distributions or the redemption of
         AVERAGE ANNUAL       ONE        FIVE         SINCE              fund shares.
         TOTAL RETURN         YEAR       YEARS      INCEPTION
         ----------------------------------------------------------      MSCI data copyright MSCI 2019,
                              3.75%      2.53%        4.23%              all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
WORLD EX U.S. TARGETED VALUE PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
NOVEMBER 1, 2012-OCTOBER 31, 2019

                                     [CHART]


                World Ex U.S. Targeted        MSCI All Country World ex USA
                   Value Portfolio           Small Cap Index (net dividends)
               ------------------------      -------------------------------
 11/1/2012             $10,000                          $10,000
11/30/2012              10,120                           10,013
12/31/2012              10,735                           10,417
 1/31/2013              11,157                           10,868
 2/28/2013              11,147                           10,925
 3/31/2013              11,278                           11,098
 4/30/2013              11,549                           11,398
 5/31/2013              11,298                           11,175
 6/30/2013              10,766                           10,607
 7/31/2013              11,376                           11,134
 8/31/2013              11,193                           11,038
 9/30/2013              12,191                           11,920
10/31/2013              12,690                           12,289
11/30/2013              12,629                           12,257
12/31/2013              12,872                           12,472
 1/31/2014              12,497                           12,231
 2/28/2014              13,185                           12,888
 3/31/2014              13,404                           12,904
 4/30/2014              13,404                           12,883
 5/31/2014              13,633                           13,090
 6/30/2014              13,888                           13,374
 7/31/2014              13,616                           13,121
 8/31/2014              13,773                           13,215
 9/30/2014              12,908                           12,464
10/31/2014              12,698                           12,170
11/30/2014              12,571                           12,119
12/31/2014              12,294                           11,969
 1/31/2015              12,219                           11,925
 2/28/2015              12,977                           12,575
 3/31/2015              12,710                           12,439
 4/30/2015              13,511                           13,182
 5/31/2015              13,489                           13,256
 6/30/2015              13,224                           12,964
 7/31/2015              12,816                           12,717
 8/31/2015              12,088                           12,007
 9/30/2015              11,599                           11,665
10/31/2015              12,332                           12,356
11/30/2015              12,170                           12,268
12/31/2015              12,035                           12,280
 1/31/2016              11,171                           11,339
 2/29/2016              11,149                           11,377
 3/31/2016              12,256                           12,364
 4/30/2016              12,733                           12,710
 5/31/2016              12,408                           12,626
 6/30/2016              12,109                           12,256
 7/31/2016              12,909                           12,938
 8/31/2016              13,019                           12,907
 9/30/2016              13,305                           13,225
10/31/2016              13,218                           12,877
11/30/2016              13,042                           12,495
12/31/2016              13,277                           12,760
 1/31/2017              14,026                           13,249
 2/28/2017              14,357                           13,598
 3/31/2017              14,724                           13,880
 4/30/2017              15,055                           14,296
 5/31/2017              15,331                           14,684
 6/30/2017              15,481                           14,746
 7/31/2017              16,127                           15,267
 8/31/2017              16,295                           15,432
 9/30/2017              16,609                           15,764
10/31/2017              16,867                           16,058
11/30/2017              16,911                           16,297
12/31/2017              17,462                           16,798
 1/31/2018              18,401                           17,624
 2/28/2018              17,485                           16,931
 3/31/2018              17,261                           16,739
 4/30/2018              17,456                           16,932
 5/31/2018              17,078                           16,761
 6/30/2018              16,386                           16,304
 7/31/2018              16,641                           16,418
 8/31/2018              16,189                           16,258
 9/30/2018              16,093                           16,057
10/31/2018              14,580                           14,496
11/30/2018              14,708                           14,532
12/31/2018              13,904                           13,741
 1/31/2019              14,964                           14,817
 2/28/2019              15,241                           15,128
 3/31/2019              15,048                           15,151
 4/30/2019              15,458                           15,486
 5/31/2019              14,312                           14,687                 Past performance is not predictive
 6/30/2019              15,107                           15,335                 of future performance.
 7/31/2019              14,728                           15,233
 8/31/2019              14,190                           14,794                 The returns shown do not reflect
 9/30/2019              14,680                           15,153                 the deduction of taxes that a
10/31/2019              15,307                           15,766                 shareholder would pay on fund
                                                                                distributions or the redemption of
          AVERAGE ANNUAL        ONE         FIVE          SINCE                 fund shares.
          TOTAL RETURN          YEAR        YEARS       INCEPTION
          --------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                4.99%       3.81%         6.27%                 all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLD EX U.S. CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
APRIL 9, 2013-OCTOBER 31, 2019

                                 [CHART]

                        World Ex U.S. Core        MSCI All Country World
                         Equity Portfolio      ex USA Index (net dividends)
                        ------------------     ----------------------------
  4/9/2013                   $10,000                     $10,000
 4/30/2013                    10,160                      10,415
 5/31/2013                     9,890                      10,174
 6/30/2013                     9,485                       9,733
 7/31/2013                     9,971                      10,159
 8/31/2013                     9,830                      10,019
 9/30/2013                    10,575                      10,715
10/31/2013                    10,962                      11,108
11/30/2013                    10,952                      11,127
12/31/2013                    11,104                      11,225
 1/31/2014                    10,653                      10,715
 2/28/2014                    11,227                      11,254
 3/31/2014                    11,309                      11,282
 4/30/2014                    11,422                      11,431
 5/31/2014                    11,597                      11,654
 6/30/2014                    11,810                      11,850
 7/31/2014                    11,592                      11,732
 8/31/2014                    11,706                      11,797
 9/30/2014                    11,072                      11,226
10/31/2014                    10,957                      11,115
11/30/2014                    10,916                      11,195
12/31/2014                    10,565                      10,791
 1/31/2015                    10,565                      10,775
 2/28/2015                    11,162                      11,351
 3/31/2015                    10,968                      11,168
 4/30/2015                    11,608                      11,732
 5/31/2015                    11,534                      11,549
 6/30/2015                    11,209                      11,227
 7/31/2015                    10,976                      11,196
 8/31/2015                    10,234                      10,340
 9/30/2015                     9,847                       9,860
10/31/2015                    10,465                      10,595
11/30/2015                    10,348                      10,376
12/31/2015                    10,164                      10,180
 1/31/2016                     9,533                       9,488
 2/29/2016                     9,372                       9,379
 3/31/2016                    10,212                      10,142
 4/30/2016                    10,459                      10,409
 5/31/2016                    10,319                      10,233
 6/30/2016                    10,173                      10,077
 7/31/2016                    10,705                      10,575
 8/31/2016                    10,792                      10,642
 9/30/2016                    10,993                      10,773
10/31/2016                    10,840                      10,618
11/30/2016                    10,610                      10,373
12/31/2016                    10,812                      10,638
 1/31/2017                    11,295                      11,015
 2/28/2017                    11,493                      11,190
 3/31/2017                    11,793                      11,474
 4/30/2017                    12,068                      11,720
 5/31/2017                    12,376                      12,100
 6/30/2017                    12,475                      12,138
 7/31/2017                    12,965                      12,585
 8/31/2017                    13,087                      12,651
 9/30/2017                    13,340                      12,886
10/31/2017                    13,586                      13,128
11/30/2017                    13,698                      13,235
12/31/2017                    14,074                      13,531
 1/31/2018                    14,863                      14,284
 2/28/2018                    14,142                      13,611
 3/31/2018                    14,040                      13,371
 4/30/2018                    14,142                      13,584
 5/31/2018                    13,883                      13,270
 6/30/2018                    13,468                      13,021
 7/31/2018                    13,753                      13,332
 8/31/2018                    13,423                      13,053
 9/30/2018                    13,400                      13,113
10/31/2018                    12,198                      12,046
11/30/2018                    12,312                      12,160
12/31/2018                    11,681                      11,610
 1/31/2019                    12,624                      12,487
 2/28/2019                    12,810                      12,731
 3/31/2019                    12,827                      12,807
 4/30/2019                    13,177                      13,145
 5/31/2019                    12,338                      12,440
 6/30/2019                    13,061                      13,189               Past performance is not predictive
 7/31/2019                    12,743                      13,029               of future performance.
 8/31/2019                    12,377                      12,627
 9/30/2019                    12,765                      12,952               The returns shown do not reflect
10/31/2019                    13,251                      13,404               the deduction of taxes that a
                                                                               shareholder would pay on fund
                                                                               distributions or the redemption of
          AVERAGE ANNUAL        ONE         FIVE          SINCE                fund shares.
          TOTAL RETURN          YEAR        YEARS       INCEPTION
          --------------------------------------------------------------       MSCI data copyright MSCI 2019,
                                8.64%       3.87%         4.38%                all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
WORLD CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS)
MARCH 7, 2012-OCTOBER 31, 2019

                                     [CHART]

                                                 MSCI All Country World
               World Core Equity Portfolio        Index (net dividends)
              ----------------------------      -------------------------
  3/7/2012               $10,000                        $10,000
 3/31/2012                10,170                         10,307
 4/30/2012                10,050                         10,189
 5/31/2012                 9,400                          9,276
 6/30/2012                 9,822                          9,734
 7/31/2012                 9,913                          9,867
 8/31/2012                10,175                         10,082
 9/30/2012                10,465                         10,399
10/31/2012                10,354                         10,330
11/30/2012                10,425                         10,462
12/31/2012                10,644                         10,699
 1/31/2013                11,175                         11,192
 2/28/2013                11,266                         11,190
 3/31/2013                11,598                         11,395
 4/30/2013                11,843                         11,720
 5/31/2013                11,986                         11,688
 6/30/2013                11,754                         11,346
 7/31/2013                12,382                         11,890
 8/31/2013                12,053                         11,642
 9/30/2013                12,609                         12,243
10/31/2013                13,125                         12,735
11/30/2013                13,477                         12,916
12/31/2013                13,786                         13,138
 1/31/2014                13,260                         12,613
 2/28/2014                13,902                         13,222
 3/31/2014                14,000                         13,281
 4/30/2014                14,074                         13,407
 5/31/2014                14,359                         13,693
 6/30/2014                14,684                         13,950
 7/31/2014                14,355                         13,781
 8/31/2014                14,726                         14,086
 9/30/2014                14,116                         13,629
10/31/2014                14,222                         13,725
11/30/2014                14,340                         13,954
12/31/2014                14,128                         13,685
 1/31/2015                13,902                         13,471
 2/28/2015                14,731                         14,221
 3/31/2015                14,555                         14,001
 4/30/2015                14,944                         14,407
 5/31/2015                14,987                         14,388
 6/30/2015                14,696                         14,049
 7/31/2015                14,642                         14,171
 8/31/2015                13,729                         13,200
 9/30/2015                13,239                         12,722
10/31/2015                14,135                         13,720
11/30/2015                14,113                         13,607
12/31/2015                13,780                         13,362
 1/31/2016                12,967                         12,556
 2/29/2016                12,901                         12,469
 3/31/2016                13,930                         13,393
 4/30/2016                14,140                         13,591
 5/31/2016                14,173                         13,608
 6/30/2016                14,055                         13,526
 7/31/2016                14,700                         14,109
 8/31/2016                14,789                         14,156
 9/30/2016                14,929                         14,243
10/31/2016                14,662                         14,001
11/30/2016                14,963                         14,108
12/31/2016                15,257                         14,412
 1/31/2017                15,719                         14,806
 2/28/2017                16,114                         15,222
 3/31/2017                16,308                         15,408
 4/30/2017                16,579                         15,648
 5/31/2017                16,828                         15,994
 6/30/2017                17,001                         16,066
 7/31/2017                17,467                         16,515
 8/31/2017                17,524                         16,579
 9/30/2017                17,890                         16,899
10/31/2017                18,347                         17,250
11/30/2017                18,735                         17,584
12/31/2017                19,085                         17,867
 1/31/2018                20,087                         18,875
 2/28/2018                19,235                         18,083
 3/31/2018                19,008                         17,696
 4/30/2018                19,088                         17,865
 5/31/2018                19,180                         17,887
 6/30/2018                18,969                         17,790
 7/31/2018                19,491                         18,326
 8/31/2018                19,630                         18,470
 9/30/2018                19,606                         18,551
10/31/2018                17,951                         17,161
11/30/2018                18,172                         17,412
12/31/2018                16,737                         16,185
 1/31/2019                18,168                         17,463
 2/28/2019                18,653                         17,930
 3/31/2019                18,724                         18,156
 4/30/2019                19,412                         18,769
 5/31/2019                18,060                         17,655              Past performance is not predictive
 6/30/2019                19,295                         18,812              of future performance.
 7/31/2019                19,236                         18,867
 8/31/2019                18,674                         18,419              The returns shown do not reflect
 9/30/2019                19,194                         18,807              the deduction of taxes that a
10/31/2019                19,734                         19,321              shareholder would pay on fund
                                                                             distributions or the redemption of
          AVERAGE ANNUAL        ONE         FIVE         SINCE               fund shares.
          TOTAL RETURN          YEAR        YEARS      INCEPTION
          ------------------------------------------------------------       MSCI data copyright MSCI 2019,
                                9.94%       6.77%        9.29%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS)
NOVEMBER 14, 2011-OCTOBER 31, 2019

                                     [CHART]


                        Selectively Hedged              MSCI All Country
                     Global Equity Portfolio       World Index (net dividends)
                   ---------------------------     --------------------------
11/14/2011                  $10,000                        $10,000
11/30/2011                    9,920                          9,873
12/31/2011                    9,828                          9,853
 1/31/2012                   10,533                         10,426
 2/29/2012                   11,077                         10,951
 3/31/2012                   11,141                         11,024
 4/30/2012                   10,939                         10,898
 5/31/2012                    9,962                          9,921
 6/30/2012                   10,442                         10,410
 7/31/2012                   10,463                         10,553
 8/31/2012                   10,748                         10,782
 9/30/2012                   11,122                         11,122
10/31/2012                   11,112                         11,048
11/30/2012                   11,265                         11,189
12/31/2012                   11,718                         11,443
 1/31/2013                   12,225                         11,970
 2/28/2013                   12,287                         11,968
 3/31/2013                   12,576                         12,187
 4/30/2013                   12,814                         12,535
 5/31/2013                   12,897                         12,501
 6/30/2013                   12,514                         12,135
 7/31/2013                   13,114                         12,716
 8/31/2013                   12,845                         12,451
 9/30/2013                   13,569                         13,094
10/31/2013                   14,096                         13,621
11/30/2013                   14,324                         13,813
12/31/2013                   14,611                         14,052
 1/31/2014                   14,001                         13,490
 2/28/2014                   14,675                         14,141
 3/31/2014                   14,847                         14,204
 4/30/2014                   14,879                         14,339
 5/31/2014                   15,136                         14,644
 6/30/2014                   15,500                         14,920
 7/31/2014                   15,200                         14,739
 8/31/2014                   15,628                         15,065
 9/30/2014                   15,061                         14,576
10/31/2014                   15,200                         14,679
11/30/2014                   15,360                         14,924
12/31/2014                   15,182                         14,636
 1/31/2015                   14,958                         14,408
 2/28/2015                   15,878                         15,210
 3/31/2015                   15,766                         14,974
 4/30/2015                   16,136                         15,409
 5/31/2015                   16,226                         15,388
 6/30/2015                   15,867                         15,026
 7/31/2015                   15,754                         15,157
 8/31/2015                   14,700                         14,118
 9/30/2015                   14,172                         13,606
10/31/2015                   15,148                         14,674
11/30/2015                   15,204                         14,553
12/31/2015                   14,728                         14,290
 1/31/2016                   13,907                         13,429
 2/29/2016                   13,768                         13,336
 3/31/2016                   14,797                         14,324
 4/30/2016                   14,948                         14,536
 5/31/2016                   15,063                         14,554
 6/30/2016                   14,971                         14,466
 7/31/2016                   15,641                         15,090
 8/31/2016                   15,792                         15,140
 9/30/2016                   15,930                         15,233
10/31/2016                   15,803                         14,975
11/30/2016                   16,254                         15,088
12/31/2016                   16,619                         15,414
 1/31/2017                   17,012                         15,836
 2/28/2017                   17,477                         16,280
 3/31/2017                   17,679                         16,479
 4/30/2017                   17,906                         16,736
 5/31/2017                   18,072                         17,106
 6/30/2017                   18,239                         17,183
 7/31/2017                   18,656                         17,664
 8/31/2017                   18,716                         17,731
 9/30/2017                   19,121                         18,074
10/31/2017                   19,681                         18,449
11/30/2017                   20,002                         18,806
12/31/2017                   20,383                         19,109
 1/31/2018                   21,253                         20,187
 2/28/2018                   20,396                         19,340
 3/31/2018                   20,163                         18,926
 4/30/2018                   20,347                         19,106
 5/31/2018                   20,457                         19,130
 6/30/2018                   20,224                         19,027
 7/31/2018                   20,812                         19,600
 8/31/2018                   20,934                         19,754
 9/30/2018                   20,885                         19,840
10/31/2018                   19,233                         18,354
11/30/2018                   19,514                         18,622
12/31/2018                   18,000                         17,310
 1/31/2019                   19,498                         18,677
 2/28/2019                   20,035                         19,177
 3/31/2019                   20,125                         19,418
 4/30/2019                   20,855                         20,074
 5/31/2019                   19,434                         18,883
 6/30/2019                   20,663                         20,119                Past performance is not predictive
 7/31/2019                   20,714                         20,178                of future performance.
 8/31/2019                   20,048                         19,700
 9/30/2019                   20,676                         20,114                The returns shown do not reflect
10/31/2019                   21,175                         20,665                the deduction of taxes that a
                                                                                  shareholder would pay on fund
                                                                                  distributions or the redemption of
           AVERAGE ANNUAL         ONE         FIVE          SINCE                 fund shares.
           TOTAL RETURN           YEAR        YEARS       INCEPTION
           ---------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                 10.10%       6.86%         9.88%                 all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]


                               Emerging               MSCI Emerging Markets
                          Markets Portfolio           Index (net dividends)
                     ---------------------------     --------------------------
  10/31/2009                   $10,000                        $10,000
  11/30/2009                    10,595                         10,430
  12/31/2009                    10,974                         10,841
   1/31/2010                    10,372                         10,237
   2/28/2010                    10,497                         10,273
   3/31/2010                    11,373                         11,102
   4/30/2010                    11,438                         11,237
   5/31/2010                    10,371                         10,248
   6/30/2010                    10,387                         10,173
   7/31/2010                    11,299                         11,020
   8/31/2010                    11,034                         10,806
   9/30/2010                    12,285                         12,007
  10/31/2010                    12,653                         12,356
  11/30/2010                    12,367                         12,029
  12/31/2010                    13,368                         12,888
   1/31/2011                    13,019                         12,538
   2/28/2011                    12,923                         12,421
   3/31/2011                    13,638                         13,152
   4/30/2011                    14,113                         13,560
   5/31/2011                    13,721                         13,204
   6/30/2011                    13,554                         13,001
   7/31/2011                    13,444                         12,943
   8/31/2011                    12,352                         11,786
   9/30/2011                    10,482                         10,068
  10/31/2011                    11,791                         11,402
  11/30/2011                    11,375                         10,642
  12/31/2011                    11,040                         10,513
   1/31/2012                    12,224                         11,706
   2/29/2012                    12,884                         12,407
   3/31/2012                    12,545                         11,993
   4/30/2012                    12,317                         11,850
   5/31/2012                    10,989                         10,521
   6/30/2012                    11,526                         10,927
   7/31/2012                    11,619                         11,140
   8/31/2012                    11,690                         11,103
   9/30/2012                    12,342                         11,773
  10/31/2012                    12,272                         11,701
  11/30/2012                    12,432                         11,850
  12/31/2012                    13,155                         12,429
   1/31/2013                    13,221                         12,601
   2/28/2013                    13,064                         12,442
   3/31/2013                    12,875                         12,228
   4/30/2013                    13,013                         12,320
   5/31/2013                    12,588                         12,004
   6/30/2013                    11,795                         11,240
   7/31/2013                    11,964                         11,357
   8/31/2013                    11,680                         11,162
   9/30/2013                    12,512                         11,888
  10/31/2013                    13,080                         12,466
  11/30/2013                    12,881                         12,284
  12/31/2013                    12,744                         12,106
   1/31/2014                    11,856                         11,320
   2/28/2014                    12,283                         11,695
   3/31/2014                    12,710                         12,054
   4/30/2014                    12,783                         12,094
   5/31/2014                    13,215                         12,516
   6/30/2014                    13,579                         12,849
   7/31/2014                    13,737                         13,097
   8/31/2014                    14,161                         13,392
   9/30/2014                    13,115                         12,400
  10/31/2014                    13,254                         12,546
  11/30/2014                    13,120                         12,413
  12/31/2014                    12,526                         11,841
   1/31/2015                    12,606                         11,912
   2/28/2015                    12,986                         12,281
   3/31/2015                    12,711                         12,106
   4/30/2015                    13,557                         13,037
   5/31/2015                    13,011                         12,515
   6/30/2015                    12,694                         12,190
   7/31/2015                    11,876                         11,345
   8/31/2015                    10,892                         10,319
   9/30/2015                    10,596                         10,009
  10/31/2015                    11,235                         10,723
  11/30/2015                    10,845                         10,304
  12/31/2015                    10,546                         10,075
   1/31/2016                    10,097                          9,421
   2/29/2016                    10,036                          9,406
   3/31/2016                    11,360                         10,650
   4/30/2016                    11,426                         10,708
   5/31/2016                    10,976                         10,309
   6/30/2016                    11,556                         10,721
   7/31/2016                    12,148                         11,260
   8/31/2016                    12,292                         11,540
   9/30/2016                    12,446                         11,689
  10/31/2016                    12,472                         11,716
  11/30/2016                    11,820                         11,177
  12/31/2016                    11,821                         11,202
   1/31/2017                    12,528                         11,815
   2/28/2017                    12,944                         12,176
   3/31/2017                    13,360                         12,484
   4/30/2017                    13,615                         12,757
   5/31/2017                    14,021                         13,134
   6/30/2017                    14,151                         13,266
   7/31/2017                    14,897                         14,057
   8/31/2017                    15,205                         14,371
   9/30/2017                    15,057                         14,314
  10/31/2017                    15,568                         14,815
  11/30/2017                    15,615                         14,845
  12/31/2017                    16,144                         15,378
   1/31/2018                    17,357                         16,660
   2/28/2018                    16,525                         15,891
   3/31/2018                    16,441                         15,596
   4/30/2018                    16,229                         15,527
   5/31/2018                    15,588                         14,977
   6/30/2018                    14,925                         14,355
   7/31/2018                    15,462                         14,670
   8/31/2018                    15,105                         14,273
   9/30/2018                    14,925                         14,198
  10/31/2018                    13,679                         12,961
  11/30/2018                    14,275                         13,495
  12/31/2018                    13,944                         13,138
   1/31/2019                    15,085                         14,288
   2/28/2019                    14,950                         14,320
   3/31/2019                    15,085                         14,440
   4/30/2019                    15,323                         14,744
   5/31/2019                    14,409                         13,675
   6/30/2019                    15,214                         14,528              Past performance is not predictive
   7/31/2019                    14,839                         14,350              of future performance.
   8/31/2019                    14,242                         13,651
   9/30/2019                    14,607                         13,911              The returns shown do not reflect
  10/31/2019                    15,191                         14,498              the deduction of taxes that a
                                                                                   shareholder would pay on fund
                                                                                   distributions or the redemption of
             AVERAGE ANNUAL          ONE          FIVE          TEN                fund shares.
             TOTAL RETURN            YEAR         YEARS        YEARS
             --------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    11.06%        2.77%        4.27%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS SMALL CAP PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]


                        Emerging Markets                   MSCI Emerging
                      Small cap Portfolio           Markets Index (net dividends)
                  --------------------------        ----------------------------
  10/31/2009                $10,000                          $10,000
  11/30/2009                 10,585                           10,430
  12/31/2009                 11,168                           10,841
   1/31/2010                 10,673                           10,237
   2/28/2010                 10,857                           10,273
   3/31/2010                 11,785                           11,102
   4/30/2010                 11,975                           11,237
   5/31/2010                 10,766                           10,248
   6/30/2010                 11,051                           10,173
   7/31/2010                 12,065                           11,020
   8/31/2010                 12,123                           10,806
   9/30/2010                 13,591                           12,007
  10/31/2010                 14,133                           12,356
  11/30/2010                 13,749                           12,029
  12/31/2010                 14,539                           12,888
   1/31/2011                 13,923                           12,538
   2/28/2011                 13,512                           12,421
   3/31/2011                 14,261                           13,152
   4/30/2011                 15,010                           13,560
   5/31/2011                 14,666                           13,204
   6/30/2011                 14,547                           13,001
   7/31/2011                 14,711                           12,943
   8/31/2011                 13,312                           11,786
   9/30/2011                 10,945                           10,068
  10/31/2011                 12,151                           11,402
  11/30/2011                 11,557                           10,642
  12/31/2011                 11,250                           10,513
   1/31/2012                 12,518                           11,706
   2/29/2012                 13,540                           12,407
   3/31/2012                 13,187                           11,993
   4/30/2012                 12,872                           11,850
   5/31/2012                 11,692                           10,521
   6/30/2012                 12,139                           10,927
   7/31/2012                 11,987                           11,140
   8/31/2012                 12,298                           11,103
   9/30/2012                 13,017                           11,773
  10/31/2012                 12,966                           11,701
  11/30/2012                 13,189                           11,850
  12/31/2012                 14,000                           12,429
   1/31/2013                 14,258                           12,601
   2/28/2013                 14,403                           12,442
   3/31/2013                 14,336                           12,228
   4/30/2013                 14,627                           12,320
   5/31/2013                 14,415                           12,004
   6/30/2013                 13,168                           11,240
   7/31/2013                 13,228                           11,357
   8/31/2013                 12,675                           11,162
   9/30/2013                 13,601                           11,888
  10/31/2013                 14,123                           12,466
  11/30/2013                 13,922                           12,284
  12/31/2013                 13,807                           12,106
   1/31/2014                 13,216                           11,320
   2/28/2014                 13,800                           11,695
   3/31/2014                 14,273                           12,054
   4/30/2014                 14,390                           12,094
   5/31/2014                 14,878                           12,516
   6/30/2014                 15,260                           12,849
   7/31/2014                 15,295                           13,097
   8/31/2014                 15,763                           13,392
   9/30/2014                 14,978                           12,400
  10/31/2014                 14,846                           12,546
  11/30/2014                 14,673                           12,413
  12/31/2014                 14,221                           11,841
   1/31/2015                 14,450                           11,912
   2/28/2015                 14,821                           12,281
   3/31/2015                 14,707                           12,106
   4/30/2015                 15,751                           13,037
   5/31/2015                 15,529                           12,515
   6/30/2015                 14,996                           12,190
   7/31/2015                 14,081                           11,345
   8/31/2015                 12,700                           10,319
   9/30/2015                 12,679                           10,009
  10/31/2015                 13,380                           10,723
  11/30/2015                 13,106                           10,304
  12/31/2015                 12,984                           10,075
   1/31/2016                 12,209                            9,421
   2/29/2016                 12,157                            9,406
   3/31/2016                 13,653                           10,650
   4/30/2016                 13,994                           10,708
   5/31/2016                 13,409                           10,309
   6/30/2016                 14,151                           10,721
   7/31/2016                 14,973                           11,260
   8/31/2016                 15,062                           11,540
   9/30/2016                 15,308                           11,689
  10/31/2016                 15,248                           11,716
  11/30/2016                 14,321                           11,177
  12/31/2016                 14,402                           11,202
   1/31/2017                 15,241                           11,815
   2/28/2017                 16,040                           12,176
   3/31/2017                 16,537                           12,484
   4/30/2017                 16,747                           12,757
   5/31/2017                 16,809                           13,134
   6/30/2017                 16,914                           13,266
   7/31/2017                 17,622                           14,057
   8/31/2017                 18,027                           14,371
   9/30/2017                 17,940                           14,314
  10/31/2017                 18,450                           14,815
  11/30/2017                 18,733                           14,845
  12/31/2017                 19,480                           15,378
   1/31/2018                 20,753                           16,660
   2/28/2018                 19,871                           15,891
   3/31/2018                 19,757                           15,596
   4/30/2018                 19,561                           15,527
   5/31/2018                 19,129                           14,977
   6/30/2018                 17,839                           14,355
   7/31/2018                 18,125                           14,670
   8/31/2018                 17,594                           14,273
   9/30/2018                 17,029                           14,198
  10/31/2018                 15,415                           12,961
  11/30/2018                 16,362                           13,495
  12/31/2018                 16,059                           13,138
   1/31/2019                 17,241                           14,288
   2/28/2019                 17,292                           14,320
   3/31/2019                 17,472                           14,440
   4/30/2019                 17,635                           14,744
   5/31/2019                 16,761                           13,675
   6/30/2019                 17,606                           14,528                 Past performance is not predictive
   7/31/2019                 17,177                           14,350                 of future performance.
   8/31/2019                 16,456                           13,651
   9/30/2019                 16,771                           13,911                 The returns shown do not reflect
  10/31/2019                 17,413                           14,498                 the deduction of taxes that a
                                                                                     shareholder would pay on fund
                                                                                     distributions or the redemption of
             AVERAGE ANNUAL          ONE          FIVE          TEN                  fund shares.
             TOTAL RETURN            YEAR         YEARS        YEARS
             ---------------------------------------------------------------         MSCI data copyright MSCI 2019,
                                    12.96%        3.24%        5.70%                 all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS VALUE PORTFOLIO -- INSTITUTIONAL CLASS VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                       Emerging Markets Value           MSCI Emerging Markets
                  Portfolio - Institutional Class       Index (net dividends)
                  -------------------------------      ------------------------
  10/31/2009                   $10,000                        $10,000
  11/30/2009                    10,637                         10,430
  12/31/2009                    11,164                         10,841
   1/31/2010                    10,528                         10,237
   2/28/2010                    10,610                         10,273
   3/31/2010                    11,543                         11,102
   4/30/2010                    11,618                         11,237
   5/31/2010                    10,400                         10,248
   6/30/2010                    10,465                         10,173
   7/31/2010                    11,433                         11,020
   8/31/2010                    11,226                         10,806
   9/30/2010                    12,574                         12,007
  10/31/2010                    13,004                         12,356
  11/30/2010                    12,581                         12,029
  12/31/2010                    13,626                         12,888
   1/31/2011                    13,200                         12,538
   2/28/2011                    12,978                         12,421
   3/31/2011                    13,724                         13,152
   4/30/2011                    14,214                         13,560
   5/31/2011                    13,671                         13,204
   6/30/2011                    13,391                         13,001
   7/31/2011                    13,278                         12,943
   8/31/2011                    11,930                         11,786
   9/30/2011                     9,788                         10,068
  10/31/2011                    11,074                         11,402
  11/30/2011                    10,513                         10,642
  12/31/2011                    10,135                         10,513
   1/31/2012                    11,541                         11,706
   2/29/2012                    12,244                         12,407
   3/31/2012                    11,717                         11,993
   4/30/2012                    11,334                         11,850
   5/31/2012                    10,081                         10,521
   6/30/2012                    10,536                         10,927
   7/31/2012                    10,470                         11,140
   8/31/2012                    10,615                         11,103
   9/30/2012                    11,298                         11,773
  10/31/2012                    11,151                         11,701
  11/30/2012                    11,274                         11,850
  12/31/2012                    12,098                         12,429
   1/31/2013                    12,292                         12,601
   2/28/2013                    12,086                         12,442
   3/31/2013                    11,982                         12,228
   4/30/2013                    12,088                         12,320
   5/31/2013                    11,743                         12,004
   6/30/2013                    10,754                         11,240
   7/31/2013                    10,963                         11,357
   8/31/2013                    10,730                         11,162
   9/30/2013                    11,522                         11,888
  10/31/2013                    12,045                         12,466
  11/30/2013                    11,753                         12,284
  12/31/2013                    11,638                         12,106
   1/31/2014                    10,824                         11,320
   2/28/2014                    11,064                         11,695
   3/31/2014                    11,558                         12,054
   4/30/2014                    11,634                         12,094
   5/31/2014                    12,106                         12,516
   6/30/2014                    12,421                         12,849
   7/31/2014                    12,653                         13,097
   8/31/2014                    12,936                         13,392
   9/30/2014                    11,875                         12,400
  10/31/2014                    11,863                         12,546
  11/30/2014                    11,666                         12,413
  12/31/2014                    11,124                         11,841
   1/31/2015                    11,033                         11,912
   2/28/2015                    11,426                         12,281
   3/31/2015                    11,102                         12,106
   4/30/2015                    12,208                         13,037
   5/31/2015                    11,664                         12,515
   6/30/2015                    11,292                         12,190
   7/31/2015                    10,385                         11,345
   8/31/2015                     9,444                         10,319
   9/30/2015                     9,128                         10,009
  10/31/2015                     9,696                         10,723
  11/30/2015                     9,316                         10,304
  12/31/2015                     9,036                         10,075
   1/31/2016                     8,526                          9,421
   2/29/2016                     8,580                          9,406
   3/31/2016                     9,840                         10,650
   4/30/2016                    10,106                         10,708
   5/31/2016                     9,449                         10,309
   6/30/2016                     9,966                         10,721
   7/31/2016                    10,593                         11,260
   8/31/2016                    10,785                         11,540
   9/30/2016                    10,934                         11,689
  10/31/2016                    11,173                         11,716
  11/30/2016                    10,781                         11,177
  12/31/2016                    10,829                         11,202
   1/31/2017                    11,511                         11,815
   2/28/2017                    12,036                         12,176
   3/31/2017                    12,366                         12,484
   4/30/2017                    12,456                         12,757
   5/31/2017                    12,682                         13,134
   6/30/2017                    12,715                         13,266
   7/31/2017                    13,395                         14,057
   8/31/2017                    13,730                         14,371
   9/30/2017                    13,422                         14,314
  10/31/2017                    13,899                         14,815
  11/30/2017                    13,968                         14,845
  12/31/2017                    14,485                         15,378
   1/31/2018                    15,756                         16,660
   2/28/2018                    15,013                         15,891
   3/31/2018                    14,809                         15,596
   4/30/2018                    14,865                         15,527
   5/31/2018                    14,220                         14,977
   6/30/2018                    13,445                         14,355
   7/31/2018                    14,062                         14,670
   8/31/2018                    13,728                         14,273
   9/30/2018                    13,741                         14,198
  10/31/2018                    12,586                         12,961
  11/30/2018                    13,037                         13,495
  12/31/2018                    12,756                         13,138
   1/31/2019                    13,687                         14,288
   2/28/2019                    13,592                         14,320
   3/31/2019                    13,668                         14,440
   4/30/2019                    13,773                         14,744
   5/31/2019                    13,046                         13,675
   6/30/2019                    13,708                         14,528              Past performance is not predictive
   7/31/2019                    13,103                         14,350              of future performance.
   8/31/2019                    12,432                         13,651
   9/30/2019                    12,750                         13,911              The returns shown do not reflect
  10/31/2019                    13,194                         14,498              the deduction of taxes that a
                                                                                   shareholder would pay on fund
                                                                                   distributions or the redemption of
             AVERAGE ANNUAL         ONE          FIVE          TEN                 fund shares.
             TOTAL RETURN           YEAR         YEARS        YEARS
             --------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    4.83%        2.15%        2.81%                all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS VALUE PORTFOLIO -- CLASS R2 VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]


                    Emerging Markets value                  MSCI Emerging
                     Portfolio - Class R2           Markets Index (net dividends)
                  --------------------------        ----------------------------
  10/31/2009               $10,000                           $10,000
  11/30/2009                10,640                            10,430
  12/31/2009                11,160                            10,841
   1/31/2010                10,537                            10,237
   2/28/2010                10,593                            10,273
   3/31/2010                11,500                            11,102
   4/30/2010                11,613                            11,237
   5/31/2010                10,367                            10,248
   6/30/2010                10,425                            10,173
   7/31/2010                11,430                            11,020
   8/31/2010                11,179                            10,806
   9/30/2010                12,503                            12,007
  10/31/2010                12,971                            12,356
  11/30/2010                12,503                            12,029
  12/31/2010                13,555                            12,888
   1/31/2011                13,128                            12,538
   2/28/2011                12,911                            12,421
   3/31/2011                13,649                            13,152
   4/30/2011                14,129                            13,560
   5/31/2011                13,589                            13,204
   6/30/2011                13,304                            13,001
   7/31/2011                13,191                            12,943
   8/31/2011                11,848                            11,786
   9/30/2011                 9,721                            10,068
  10/31/2011                10,994                            11,402
  11/30/2011                10,434                            10,642
  12/31/2011                10,059                            10,513
   1/31/2012                11,450                            11,706
   2/29/2012                12,143                            12,407
   3/31/2012                11,620                            11,993
   4/30/2012                11,240                            11,850
   5/31/2012                 9,993                            10,521
   6/30/2012                10,443                            10,927
   7/31/2012                10,376                            11,140
   8/31/2012                10,517                            11,103
   9/30/2012                11,190                            11,773
  10/31/2012                11,041                            11,701
  11/30/2012                11,162                            11,850
  12/31/2012                11,973                            12,429
   1/31/2013                12,166                            12,601
   2/28/2013                11,957                            12,442
   3/31/2013                11,854                            12,228
   4/30/2013                11,954                            12,320
   5/31/2013                11,609                            12,004
   6/30/2013                10,628                            11,240
   7/31/2013                10,834                            11,357
   8/31/2013                10,604                            11,162
   9/30/2013                11,385                            11,888
  10/31/2013                11,897                            12,466
  11/30/2013                11,608                            12,284
  12/31/2013                11,489                            12,106
   1/31/2014                10,681                            11,320
   2/28/2014                10,919                            11,695
   3/31/2014                11,401                            12,054
   4/30/2014                11,472                            12,094
   5/31/2014                11,938                            12,516
   6/30/2014                12,247                            12,849
   7/31/2014                12,476                            13,097
   8/31/2014                12,751                            13,392
   9/30/2014                11,705                            12,400
  10/31/2014                11,689                            12,546
  11/30/2014                11,491                            12,413
  12/31/2014                10,954                            11,841
   1/31/2015                10,865                            11,912
   2/28/2015                11,248                            12,281
   3/31/2015                10,929                            12,106
   4/30/2015                12,010                            13,037
   5/31/2015                11,474                            12,515
   6/30/2015                11,108                            12,190
   7/31/2015                10,214                            11,345
   8/31/2015                 9,286                            10,319
   9/30/2015                 8,973                            10,009
  10/31/2015                 9,528                            10,723
  11/30/2015                 9,154                            10,304
  12/31/2015                 8,875                            10,075
   1/31/2016                 8,378                             9,421
   2/29/2016                 8,426                             9,406
   3/31/2016                 9,661                            10,650
   4/30/2016                 9,920                            10,708
   5/31/2016                 9,271                            10,309
   6/30/2016                 9,776                            10,721
   7/31/2016                10,390                            11,260
   8/31/2016                10,579                            11,540
   9/30/2016                10,725                            11,689
  10/31/2016                10,955                            11,716
  11/30/2016                10,569                            11,177
  12/31/2016                10,613                            11,202
   1/31/2017                11,281                            11,815
   2/28/2017                11,789                            12,176
   3/31/2017                12,119                            12,484
   4/30/2017                12,204                            12,757
   5/31/2017                12,417                            13,134
   6/30/2017                12,447                            13,266
   7/31/2017                13,112                            14,057
   8/31/2017                13,438                            14,371
   9/30/2017                13,136                            14,314
  10/31/2017                13,596                            14,815
  11/30/2017                13,664                            14,845
  12/31/2017                14,164                            15,378
   1/31/2018                15,405                            16,660
   2/28/2018                14,675                            15,891
   3/31/2018                14,474                            15,596
   4/30/2018                14,524                            15,527
   5/31/2018                13,894                            14,977
   6/30/2018                13,132                            14,355
   7/31/2018                13,730                            14,670
   8/31/2018                13,401                            14,273
   9/30/2018                13,412                            14,198
  10/31/2018                12,282                            12,961
  11/30/2018                12,720                            13,495
  12/31/2018                12,446                            13,138
   1/31/2019                13,350                            14,288
   2/28/2019                13,252                            14,320
   3/31/2019                13,327                            14,440
   4/30/2019                13,425                            14,744
   5/31/2019                12,711                            13,675
   6/30/2019                13,355                            14,528                 Past performance is not predictive
   7/31/2019                12,762                            14,350                 of future performance.
   8/31/2019                12,104                            13,651
   9/30/2019                12,413                            13,911                 The returns shown do not reflect
  10/31/2019                12,844                            14,498                 the deduction of taxes that a
                                                                                     shareholder would pay on fund
                                                                                     distributions or the redemption of
              AVERAGE ANNUAL         ONE          FIVE          TEN                  fund shares.
              TOTAL RETURN           YEAR         YEARS        YEARS
              --------------------------------------------------------------         MSCI data copyright MSCI 2019,
                                     4.57%        1.90%        2.53%                 all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS CORE EQUITY PORTFOLIO VS.
MSCI Emerging Markets Index (net dividends)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                        Emerging Markets Core        MSCI Emerging Markets
                           Equity Portfolio          Index (net dividends)
                          ------------------     ----------------------------
  10/31/2009                   $10,000                     $10,000
  11/30/2009                    10,612                      10,430
  12/31/2009                    11,097                      10,841
   1/31/2010                    10,488                      10,237
   2/28/2010                    10,604                      10,273
   3/31/2010                    11,518                      11,102
   4/30/2010                    11,628                      11,237
   5/31/2010                    10,501                      10,248
   6/30/2010                    10,590                      10,173
   7/31/2010                    11,547                      11,020
   8/31/2010                    11,393                      10,806
   9/30/2010                    12,755                      12,007
  10/31/2010                    13,130                      12,356
  11/30/2010                    12,779                      12,029
  12/31/2010                    13,718                      12,888
   1/31/2011                    13,285                      12,538
   2/28/2011                    13,056                      12,421
   3/31/2011                    13,798                      13,152
   4/30/2011                    14,343                      13,560
   5/31/2011                    13,947                      13,204
   6/30/2011                    13,753                      13,001
   7/31/2011                    13,722                      12,943
   8/31/2011                    12,483                      11,786
   9/30/2011                    10,418                      10,068
  10/31/2011                    11,740                      11,402
  11/30/2011                    11,239                      10,642
  12/31/2011                    10,886                      10,513
   1/31/2012                    12,168                      11,706
   2/29/2012                    12,932                      12,407
   3/31/2012                    12,528                      11,993
   4/30/2012                    12,250                      11,850
   5/31/2012                    10,962                      10,521
   6/30/2012                    11,453                      10,927
   7/31/2012                    11,459                      11,140
   8/31/2012                    11,580                      11,103
   9/30/2012                    12,240                      11,773
  10/31/2012                    12,157                      11,701
  11/30/2012                    12,342                      11,850
  12/31/2012                    13,116                      12,429
   1/31/2013                    13,232                      12,601
   2/28/2013                    13,142                      12,442
   3/31/2013                    13,002                      12,228
   4/30/2013                    13,150                      12,320
   5/31/2013                    12,789                      12,004
   6/30/2013                    11,871                      11,240
   7/31/2013                    12,033                      11,357
   8/31/2013                    11,722                      11,162
   9/30/2013                    12,558                      11,888
  10/31/2013                    13,099                      12,466
  11/30/2013                    12,884                      12,284
  12/31/2013                    12,770                      12,106
   1/31/2014                    11,963                      11,320
   2/28/2014                    12,396                      11,695
   3/31/2014                    12,849                      12,054
   4/30/2014                    12,940                      12,094
   5/31/2014                    13,367                      12,516
   6/30/2014                    13,714                      12,849
   7/31/2014                    13,839                      13,097
   8/31/2014                    14,268                      13,392
   9/30/2014                    13,274                      12,400
  10/31/2014                    13,348                      12,546
  11/30/2014                    13,208                      12,413
  12/31/2014                    12,653                      11,841
   1/31/2015                    12,753                      11,912
   2/28/2015                    13,121                      12,281
   3/31/2015                    12,901                      12,106
   4/30/2015                    13,790                      13,037
   5/31/2015                    13,302                      12,515
   6/30/2015                    12,947                      12,190
   7/31/2015                    12,081                      11,345
   8/31/2015                    11,028                      10,319
   9/30/2015                    10,795                      10,009
  10/31/2015                    11,413                      10,723
  11/30/2015                    11,046                      10,304
  12/31/2015                    10,773                      10,075
   1/31/2016                    10,274                       9,421
   2/29/2016                    10,213                       9,406
   3/31/2016                    11,556                      10,650
   4/30/2016                    11,693                      10,708
   5/31/2016                    11,192                      10,309
   6/30/2016                    11,812                      10,721
   7/31/2016                    12,461                      11,260
   8/31/2016                    12,585                      11,540
   9/30/2016                    12,754                      11,689
  10/31/2016                    12,768                      11,716
  11/30/2016                    12,074                      11,177
  12/31/2016                    12,104                      11,202
   1/31/2017                    12,843                      11,815
   2/28/2017                    13,345                      12,176
   3/31/2017                    13,760                      12,484
   4/30/2017                    14,004                      12,757
   5/31/2017                    14,276                      13,134
   6/30/2017                    14,404                      13,266
   7/31/2017                    15,112                      14,057
   8/31/2017                    15,463                      14,371
   9/30/2017                    15,346                      14,314
  10/31/2017                    15,834                      14,815
  11/30/2017                    15,933                      14,845
  12/31/2017                    16,529                      15,378
   1/31/2018                    17,696                      16,660
   2/28/2018                    16,892                      15,891
   3/31/2018                    16,806                      15,596
   4/30/2018                    16,586                      15,527
   5/31/2018                    15,981                      14,977
   6/30/2018                    15,148                      14,355
   7/31/2018                    15,627                      14,670
   8/31/2018                    15,241                      14,273
   9/30/2018                    14,965                      14,198
  10/31/2018                    13,700                      12,961
  11/30/2018                    14,350                      13,495
  12/31/2018                    14,008                      13,138
   1/31/2019                    15,151                      14,288
   2/28/2019                    15,056                      14,320
   3/31/2019                    15,214                      14,440
   4/30/2019                    15,418                      14,744
   5/31/2019                    14,529                      13,675               Past performance is not predictive
   6/30/2019                    15,345                      14,528               of future performance.
   7/31/2019                    14,941                      14,350
   8/31/2019                    14,311                      13,651               The returns shown do not reflect
   9/30/2019                    14,703                      13,911               the deduction of taxes that a
  10/31/2019                    15,290                      14,498               shareholder would pay on fund
                                                                                 distributions or the redemption of
             AVERAGE ANNUAL          ONE         FIVE         TEN                fund shares.
             TOTAL RETURN            YEAR        YEARS       YEARS
             ------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    11.61%       2.75%       4.34%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS TARGETED VALUE PORTFOLIO VS.
MSCI Emerging Markets Index (net dividends)
NOVEMBER 14, 2018-OCTOBER 31, 2019

                                          [CHART]


                         Emerging Markets           MSCI Emerging Markets
                     Targeted Value Portfolio       Index (net dividends)
                     ------------------------       ---------------------
      11/14/2018             $10,000                      $10,000
      11/30/2018              10,230                       10,278
      12/31/2018              10,038                       10,005
       1/31/2019              10,839                       10,881
       2/28/2019              10,809                       10,906
       3/31/2019              10,869                       10,997
       4/30/2019              10,879                       11,229
       5/31/2019              10,328                       10,414            Past performance is not predictive
       6/30/2019              10,859                       11,064            of future performance.
       7/31/2019              10,508                       10,929
       8/31/2019               9,978                       10,396            The returns shown do not reflect
       9/30/2019              10,098                       10,594            the deduction of taxes that a
      10/31/2019              10,438                       11,041            shareholder would pay on fund
                                                                             distributions or the redemption of
                    AVERAGE ANNUAL              SINCE                        fund shares.
                    TOTAL RETURN              INCEPTION
                    ----------------------------------------------           MSCI data copyright MSCI 2019,
                                                4.38%                        all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY MARKET REVIEW             12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                         12 MONTHS ENDED OCTOBER 31, 2019
                         --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         11.08%
MSCI World ex USA Mid Cap Index.............................         10.71%
MSCI World ex USA Small Cap Index...........................          8.61%
MSCI World ex USA Value Index...............................          5.95%
MSCI World ex USA Growth Index..............................         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                                  12 MONTHS ENDED OCTOBER 31, 2019
                                  --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP               LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------               ------------ ----------------------
Japan............................................................     4.57%             9.16%
United Kingdom...................................................     5.73%             7.08%
France...........................................................    14.29%            12.54%
Canada...........................................................    11.54%            11.45%
Switzerland......................................................    16.43%            18.69%
Germany..........................................................     9.14%             7.46%
Australia........................................................    20.12%            16.76%
Netherlands......................................................    21.77%            20.09%
Hong Kong........................................................    15.60%            15.63%
Spain............................................................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                         12 MONTHS ENDED OCTOBER 31, 2019
                         --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         11.86%
MSCI Emerging Markets Mid Cap Index.........................         11.08%
MSCI Emerging Markets Small Cap Index.......................          9.69%
MSCI Emerging Markets Value Index...........................          6.00%
MSCI Emerging Markets Growth Index..........................         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                                  12 MONTHS ENDED OCTOBER 31, 2019
                                  --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP                        LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------                        ------------ ----------------------
China............................................................    12.94%            12.90%
Korea............................................................     7.43%             5.22%
Taiwan...........................................................    20.39%            22.38%
India............................................................    12.67%            17.46%
Brazil...........................................................    22.35%            13.21%
South Africa.....................................................    10.59%             8.41%
Russia...........................................................    31.36%            34.30%
Thailand.........................................................    -4.10%             5.28%
Mexico...........................................................     1.02%             6.71%
Saudi Arabia.....................................................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

LARGE CAP INTERNATIONAL PORTFOLIO

   The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification. with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2019, the Portfolio held approximately 1,400 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 10.38% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with smaller relative market capitalizations and consequent lesser allocation to stocks with larger market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed their larger counterparts. At the sector level, the Portfolio's exclusion of real estate investment trusts (REITs) had a negative impact on relative performance, as REITs generally outperformed in developed ex U.S. markets.

INTERNATIONAL CORE EQUITY PORTFOLIO

   The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 5,300 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 7.67% for the Portfolio and 11.08% for the MSCI

World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks.

GLOBAL SMALL COMPANY PORTFOLIO

   The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the "Underlying Funds") managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Underlying Funds collectively held approximately 10,600 securities in 41 eligible developed and emerging markets.

   For the 12 months ended October 31, 2019, total returns were 4.29% for the Portfolio and 8.03% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited number of stocks. The Underlying Funds' greater emphasis on stocks with smaller market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed. At the sector level, the Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

INTERNATIONAL SMALL COMPANY PORTFOLIO

   The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex Japan). The Portfolio generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Funds collectively held approximately 4,400 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 6.44% for the Portfolio and 8.61% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Funds' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. At the sector level, the Master Funds' exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in developed ex U.S. markets. With micro-caps underperforming small-caps for the period, the Master Funds' greater allocation to micro-cap stocks also detracted from relative performance.

JAPANESE SMALL COMPANY PORTFOLIO

   The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Fund held approximately 1,800 securities. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 4.01% for the Portfolio and 9.31% for the MSCI Japan Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the Japanese equity market rather than by the behavior of a limited number of stocks. The Master Fund's greater allocations to small- and micro-caps detracted from performance relative to the benchmark, as stocks with smaller market capitalizations underperformed. The Master Fund's exclusion of stocks with the lowest profitability and highest relative price had a negative impact on relative performance, as those stocks outperformed. At the sector level, the Master Fund's exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in Japan.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

   The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Fund held approximately 810 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 4.81% for the Portfolio and 11.11% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in Asia Pacific equity markets rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as small-caps underperformed mid-caps in Asia Pacific (ex Japan) markets for the year. At the sector level, the Master Fund's exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in Asia Pacific (ex Japan) markets. The Master Fund's exclusion of stocks with the lowest profitability and highest relative price had a negative impact on relative performance, as those securities also outperformed.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

   The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Fund held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 10.14% for the Portfolio and 9.41% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in the U.K. equity market rather than by the behavior of a limited number of stocks. The Master Fund's exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those securities underperformed for the year. Conversely, at the sector level, the Master Fund's exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in the U.K.

CONTINENTAL SMALL COMPANY PORTFOLIO

   The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Fund held approximately 1,100 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 7.94% for the Portfolio and 6.25% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in eligible markets rather than by the behavior of a limited number of stocks. The Master Fund and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the

Master Fund relative to the benchmark, which in turn led to differences in holdings between the Master Fund and the benchmark. These holdings differences contributed positively to the Master Fund's performance relative to the benchmark. The Master Fund's exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as those securities underperformed for the year. Conversely, at the sector level, the Master Fund's exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in eligible markets.

GLOBAL REAL ESTATE MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   Publicly traded global real estate investment trusts (REITs) had positive returns for the period. REITs generally outperformed U.S., developed non-U.S., and emerging markets equities. The U.S. REIT market, the world's largest, had positive performance for the period but underperformed non-U.S. REITs. Among non-U.S. REIT markets, Israel, Greece, and Thailand were among the strongest performers, while Turkey, the Netherlands, and Italy lagged. At the REIT industry level, industrial and residential REITs generally outperformed, while hotel and resort REITs and retail REITs generally underperformed.

                         12 MONTHS ENDED OCTOBER 31, 2019
                         --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
Dow Jones U.S. Select REIT lndex/SM/........................         20.72%
S&P Global ex U.S. REIT Index...............................         22.87%
S&P Global REIT Index.......................................         21.68%

Source: Returns are of Standard and Poor's (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2019. All rights reserved.

   For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

   The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2019, the Portfolio held approximately 280 securities in 21 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 22.54% for the Portfolio and 22.87% for the S&P Global ex US REIT Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in international real estate securities markets rather than by the behavior of a limited number of stocks. Countries included in the benchmark but not in the Portfolio, particularly Thailand, generally outperformed, detracting from the Portfolio's relative performance.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

   The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. As of the date of this report, the Portfolio's investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2019, the Portfolio held, either directly or through the underlying portfolios, approximately 440 securities in 22 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 24.55% for the Portfolio and 21.68% for the S&P Global REIT Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in global real estate markets rather than by the behavior of a limited number of stocks. The Portfolio's broader inclusion of specialized REITs had a positive impact on performance relative to the benchmark as did withholding tax rate differences between the Portfolio and the benchmark.

INTERNATIONAL EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                         12 MONTHS ENDED OCTOBER 31, 2019
                         --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI World ex USA Index.....................................         11.08%
MSCI World ex USA Mid Cap Index.............................         10.71%
MSCI World ex USA Small Cap Index...........................          8.61%
MSCI World ex USA Value Index...............................          5.95%
MSCI World ex USA Growth Index..............................         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                                  12 MONTHS ENDED OCTOBER 31, 2019
                                  --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP               LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------               ------------ ----------------------
Japan............................................................     4.57%             9.16%
United Kingdom...................................................     5.73%             7.08%
France...........................................................    14.29%            12.54%
Canada...........................................................    11.54%            11.45%
Switzerland......................................................    16.43%            18.69%
Germany..........................................................     9.14%             7.46%
Australia........................................................    20.12%            16.76%
Netherlands......................................................    21.77%            20.09%
Hong Kong........................................................    15.60%            15.63%
Spain............................................................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                         12 MONTHS ENDED OCTOBER 31, 2019
                         --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         11.86%
MSCI Emerging Markets Mid Cap Index.........................         11.08%
MSCI Emerging Markets Small Cap Index.......................          9.69%
MSCI Emerging Markets Value Index...........................          6.00%
MSCI Emerging Markets Growth Index..........................         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                                  12 MONTHS ENDED OCTOBER 31, 2019
                                  --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP                        LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------                        ------------ ----------------------
China............................................................    12.94%            12.90%
Korea............................................................     7.43%             5.22%
Taiwan...........................................................    20.39%            22.38%
India............................................................    12.67%            17.46%
Brazil...........................................................    22.35%            13.21%
South Africa.....................................................    10.59%             8.41%
Russia...........................................................    31.36%            34.30%
Thailand.........................................................    -4.10%             5.28%
Mexico...........................................................     1.02%             6.71%
Saudi Arabia.....................................................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

   The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,100 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 2.94% for the Portfolio and 8.61% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks, the Portfolio's focus on value stocks detracted from performance relative to the style neutral benchmark. At the sector level, the Portfolio's exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs generally outperformed in developed ex U.S. markets.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

   The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio's increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 4,700 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 5.49% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

   The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2019, the Portfolio held approximately 560 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 13.19% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's focus on stocks with higher profitability contributed positively to performance relative to the benchmark, as higher-profitability stocks generally outperformed lower-profitability stocks within the large-cap segment of the market for the period.

WORLD EX U.S. VALUE PORTFOLIO

   The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the "Underlying Funds"); or by a combination of securities and Underlying Funds. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio, directly and through the Underlying Funds, held approximately 5,100 securities in 41 eligible developed ex U.S. and emerging markets.

   For the 12 months ended October 31, 2019, total returns were 3.75% for the Portfolio and 11.27% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. The Underlying Funds' focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and greater emphasis on small-cap stocks also detracted from performance relative to the benchmark which is composed primarily of large- and mid-cap stocks.

WORLD EX U.S. TARGETED VALUE PORTFOLIO

   The World ex U.S. Targeted Value Portfolio invests in small- and mid-cap value stocks in developed ex U.S. and emerging markets, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 4,200 securities in 40 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 4.99% for the Portfolio and 8.77% for the MSCI All Country World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks in developed ex U.S. markets, the Portfolio's focus on value stocks detracted from performance relative to the style-neutral benchmark. At the sector level, the Portfolio's exclusion of real estate investment trusts (REITs) also had a negative impact on relative performance, as REITs generally outperformed in developed ex U.S. and emerging markets.

WORLD EX U.S. CORE EQUITY PORTFOLIO

   The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 9,200 securities in 43 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 8.64% for the Portfolio and 11.27% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. and emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. and emerging markets.

WORLD CORE EQUITY PORTFOLIO

   The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. As of the date of this report, the Portfolio's investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Underlying Funds collectively held more than 13,300 equity securities in 44 eligible developed and emerging markets.

   For the 12 months ended October 31, 2019, total returns were 9.94% for the Portfolio and 12.59% for the MSCI All Country World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited group of stocks. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). With low relative price (value) stocks generally underperforming high relative price (growth) stocks globally, the Underlying Funds' greater emphasis on value stocks also had a negative impact on relative performance.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

   The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. As of the date of this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the "Underlying Funds"). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Underlying Funds collectively held approximately 13,100 securities in 44 eligible developed and emerging markets.

   For the 12 months ended October 31, 2019, total returns were 10.10% for the Portfolio and 12.59% for the MSCI All Country World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets (rather than by the behavior of a limited group of stocks in a particular industry or country) and by the effect of the Portfolio's currency hedging activity. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). With low relative price (value) stocks generally underperforming high relative price (growth) stocks globally, the Underlying Funds' greater emphasis on value stocks also had a negative impact on relative performance. The Portfolio's strategy of selectively hedging foreign currency exposure contributed positively to performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally strengthened against the currencies to which the Portfolio had hedged its exposure.

EMERGING MARKETS PORTFOLIO

   The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2019, the Master Fund held approximately 1,200 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 11.06% for the Portfolio and 11.86% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Master Fund's greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period.

EMERGING MARKETS SMALL CAP PORTFOLIO

   The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. The Master Fund's investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Fund held approximately 4,200 securities in 18 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 12.96% for the Portfolio and 11.86% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was principally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Master Fund's greater allocations to Taiwan and Brazil had a positive impact on relative performance, as small-caps in Taiwan and Brazil outperformed for the period.

EMERGING MARKETS VALUE PORTFOLIO

   The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the value segment of emerging markets. As of October 31, 2019, the Master Fund held approximately 2,500 securities in 19 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 4.57% for the Portfolio's Class R2 shares, 4.83% for the Portfolio's Institutional
Class shares, and 11.86% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Master Fund's performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Master Fund's focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Master Fund's inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Master Fund's focus on value stocks had a particularly negative impact in China, as Chinese value stocks underperformed.

EMERGING MARKETS CORE EQUITY PORTFOLIO

   The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 4,900 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 11.61% for the Portfolio and 11.86% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on low relative price (value) stocks and consequent lesser allocation to high relative price (growth) stocks detracted from performance relative to the benchmark, as value stocks underperformed growth stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. Conversely, the Portfolio's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks for the period.

EMERGING MARKETS TARGETED VALUE PORTFOLIO

   The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. As of October 31, 2019, the Portfolio held approximately 1,600 securities in 18 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the period from the Portfolio's inception on November 14, 2018, through October 31, 2019, total returns were 4.38% for the Portfolio and 10.41% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Portfolio's focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap and mid-cap stocks underperforming large-cap stocks, the Portfolio's focus on small- and mid-cap stocks also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                                             BEGINNING  ENDING               EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                               VALUE    VALUE     EXPENSE     DURING
                                                             05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                             --------- --------- ---------- ----------
LARGE CAP INTERNATIONAL PORTFOLIO
---------------------------------
Actual Fund Return.......................................... $1,000.00 $1,023.80    0.24%     $1.22
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.00    0.24%     $1.22

INTERNATIONAL CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return.......................................... $1,000.00 $1,014.00    0.30%     $1.52
Hypothetical 5% Annual Return............................... $1,000.00 $1,023.69    0.30%     $1.53

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                     BEGINNING  ENDING               EXPENSES
                                                      ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                       VALUE    VALUE     EXPENSE     DURING
                                                     05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                     --------- --------- ---------- ----------
GLOBAL SMALL COMPANY PORTFOLIO (2)
----------------------------------
Actual Fund Return.................................. $1,000.00 $  990.20    0.49%     $2.46
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.74    0.49%     $2.50

INTERNATIONAL SMALL COMPANY PORTFOLIO (2)
-----------------------------------------
Actual Fund Return.................................. $1,000.00 $1,014.50    0.54%     $2.74
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.48    0.54%     $2.75

JAPANESE SMALL COMPANY PORTFOLIO (3)
------------------------------------
Actual Fund Return.................................. $1,000.00 $1,056.90    0.55%     $2.85
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.43    0.55%     $2.80

ASIA PACIFIC SMALL COMPANY PORTFOLIO (3)
----------------------------------------
Actual Fund Return.................................. $1,000.00 $  957.00    0.57%     $2.81
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.33    0.57%     $2.91

UNITED KINGDOM SMALL COMPANY PORTFOLIO (3)
------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,007.70    0.59%     $2.99
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.23    0.59%     $3.01

CONTINENTAL SMALL COMPANY PORTFOLIO (3)
---------------------------------------
Actual Fund Return.................................. $1,000.00 $1,007.90    0.56%     $2.83
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.38    0.56%     $2.85

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
--------------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,102.20    0.28%     $1.48
Hypothetical 5% Annual Return....................... $1,000.00 $1,023.79    0.28%     $1.43

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO (4)
-----------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,108.10    0.24%     $1.28
Hypothetical 5% Annual Return....................... $1,000.00 $1,024.00    0.24%     $1.22

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
-------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,006.30    0.69%     $3.49
Hypothetical 5% Annual Return....................... $1,000.00 $1,021.73    0.69%     $3.52

INTERNATIONAL VECTOR EQUITY PORTFOLIO
-------------------------------------
Actual Fund Return.................................. $1,000.00 $1,006.20    0.50%     $2.53
Hypothetical 5% Annual Return....................... $1,000.00 $1,022.69    0.50%     $2.55

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
---------------------------------------------------
Actual Fund Return.................................. $1,000.00 $1,033.40    0.35%     $1.79
Hypothetical 5% Annual Return....................... $1,000.00 $1,023.44    0.35%     $1.79

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                BEGINNING  ENDING               EXPENSES
                                                 ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                  VALUE    VALUE     EXPENSE     DURING
                                                05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                --------- --------- ---------- ----------
WORLD EX U.S. VALUE PORTFOLIO (2)
---------------------------------
Actual Fund Return............................. $1,000.00 $  983.00    0.54%     $2.70
Hypothetical 5% Annual Return.................. $1,000.00 $1,022.48    0.54%     $2.75

WORLD EX U.S. TARGETED VALUE PORTFOLIO
--------------------------------------
Actual Fund Return............................. $1,000.00 $  990.20    0.69%     $3.46
Hypothetical 5% Annual Return.................. $1,000.00 $1,021.73    0.69%     $3.52

WORLD EX U.S. CORE EQUITY PORTFOLIO
-----------------------------------
Actual Fund Return............................. $1,000.00 $1,005.70    0.38%     $1.92
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.29    0.38%     $1.94

WORLD CORE EQUITY PORTFOLIO (2)
-------------------------------
Actual Fund Return............................. $1,000.00 $1,016.60    0.33%     $1.68
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.54    0.33%     $1.68

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO (2)
----------------------------------------------
Actual Fund Return............................. $1,000.00 $1,015.30    0.37%     $1.88
Hypothetical 5% Annual Return.................. $1,000.00 $1,023.34    0.37%     $1.89

EMERGING MARKETS PORTFOLIO (3)
------------------------------
Actual Fund Return............................. $1,000.00 $  991.40    0.48%     $2.41
Hypothetical 5% Annual Return.................. $1,000.00 $1,022.79    0.48%     $2.45

EMERGING MARKETS SMALL CAP PORTFOLIO (3)
----------------------------------------
Actual Fund Return............................. $1,000.00 $  987.40    0.72%     $3.61
Hypothetical 5% Annual Return.................. $1,000.00 $1,021.58    0.72%     $3.67

EMERGING MARKETS VALUE PORTFOLIO (3)
------------------------------------
Actual Fund Return
   Class R2 Shares............................. $1,000.00 $  956.70    0.81%     $3.99
   Institutional Class Shares.................. $1,000.00 $  958.00    0.56%     $2.76
Hypothetical 5% Annual Return
   Class R2 Shares............................. $1,000.00 $1,021.12    0.81%     $4.13
   Institutional Class Shares.................. $1,000.00 $1,022.38    0.56%     $2.85

EMERGING MARKETS CORE EQUITY PORTFOLIO
--------------------------------------
Actual Fund Return............................. $1,000.00 $  991.70    0.53%     $2.66
Hypothetical 5% Annual Return.................. $1,000.00 $1,022.53    0.53%     $2.70

EMERGING MARKETS TARGETED VALUE PORTFOLIO
-----------------------------------------
Actual Fund Return............................. $1,000.00 $  959.50    0.85%     $4.20

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                   BEGINNING  ENDING               EXPENSES
                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                     VALUE    VALUE     EXPENSE     DURING
                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                   --------- --------- ---------- ----------
   Hypothetical 5% Annual Return.. $1,000.00 $1,020.92    0.85%     $4.33

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).
(3)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).
(4)The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund's portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company's holdings, which reflect the investments by category or country.

FEEDER FUNDS

                                               AFFILIATED INVESTMENT COMPANIES
                                               -------------------------------
  Japanese Small Company Portfolio............              100.0%
  Asia Pacific Small Company Portfolio........              100.0%
  United Kingdom Small Company Portfolio......              100.0%
  Continental Small Company Portfolio.........              100.0%
  Emerging Markets Portfolio..................              100.0%
  Emerging Markets Small Cap Portfolio........              100.0%
  Emerging Markets Value Portfolio............              100.0%

  FUNDS OF FUNDS

                                               AFFILIATED INVESTMENT COMPANIES
                                               -------------------------------
  Global Small Company Portfolio..............              100.0%
  International Small Company Portfolio.......              100.0%
  World ex U.S. Value Portfolio...............              100.0%
  World Core Equity Portfolio.................              100.0%
  Selectively Hedged Global Equity Portfolio..              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

                       LARGE CAP INTERNATIONAL PORTFOLIO

Communication Services.............   5.8%
Consumer Discretionary.............  13.0%
Consumer Staples...................  10.3%
Energy.............................   6.5%
Financials.........................  17.9%
Health Care........................   9.9%
Industrials........................  15.6%
Information Technology.............   6.2%
Materials..........................   9.3%
Real Estate........................   2.0%
Utilities..........................   3.5%
                                    -----
                                    100.0%

                      INTERNATIONAL CORE EQUITY PORTFOLIO

Communication Services.............   5.8%
Consumer Discretionary.............  14.5%
Consumer Staples...................   7.7%
Energy.............................   6.2%
Financials.........................  16.0%
Health Care........................   6.9%
Industrials........................  18.3%
Information Technology.............   6.5%
Materials..........................  12.0%
Real Estate........................   2.8%
Utilities..........................   3.3%
                                    -----
                                    100.0%

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

Real Estate........................ 100.0%
                                    -----
                                    100.0%

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

Affiliated Investment Companies....  49.9%
Real Estate........................  50.1%
                                    -----
                                    100.0%

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

Communication Services.............   2.4%
Consumer Discretionary.............  14.6%
Consumer Staples...................   4.5%
Energy.............................   6.5%
Financials.........................  20.0%
Health Care........................   2.2%
Industrials........................  23.7%
Information Technology.............   4.3%
Materials..........................  16.6%
Real Estate........................   3.5%
Utilities..........................   1.7%
                                    -----
                                    100.0%

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

Communication Services.............   5.0%
Consumer Discretionary.............  14.8%
Consumer Staples...................   5.7%
Energy.............................   6.5%
Financials.........................  18.0%
Health Care........................   4.8%
Industrials........................  20.0%
Information Technology.............   6.5%
Materials..........................  13.1%
Real Estate........................   3.3%
Utilities..........................   2.3%
                                    -----
                                    100.0%

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

Communication Services.............   9.4%
Consumer Discretionary.............  16.9%
Consumer Staples...................  12.9%
Energy.............................   3.0%
Financials.........................   5.4%
Health Care........................  13.1%
Industrials........................  20.0%
Information Technology.............   7.3%
Materials..........................   9.4%
Real Estate........................   0.8%
Utilities..........................   1.8%
                                    -----
                                    100.0%

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

Communication Services.............   3.3%
Consumer Discretionary.............  14.0%
Consumer Staples...................   4.6%
Energy.............................   5.1%
Financials.........................  17.9%
Health Care........................   2.4%
Industrials........................  21.4%
Information Technology.............   7.7%
Materials..........................  16.9%
Real Estate........................   4.6%
Utilities..........................   2.1%
                                    -----
                                    100.0%

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

Communication Services.............   6.4%
Consumer Discretionary.............  13.6%
Consumer Staples...................   7.5%
Energy.............................   6.2%
Financials.........................  16.3%
Health Care........................   6.2%
Industrials........................  16.1%
Information Technology.............   9.2%
Materials..........................  11.3%
Real Estate........................   3.8%
Utilities..........................   3.4%
                                    -----
                                    100.0%

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

Communication Services.............   7.4%
Consumer Discretionary.............  10.6%
Consumer Staples...................   7.2%
Energy.............................   7.3%
Financials.........................  18.3%
Health Care........................   3.1%
Industrials........................   8.7%
Information Technology.............  19.6%
Materials..........................  10.3%
Real Estate........................   3.9%
Utilities..........................   3.6%
                                    -----
                                    100.0%

                   EMERGING MARKETS TARGETED VALUE PORTFOLIO

Communication Services.............   2.6%
Consumer Discretionary.............  11.5%
Consumer Staples...................   5.0%
Energy.............................   4.3%
Financials.........................  15.7%
Health Care........................   4.4%
Industrials........................  16.4%
Information Technology.............  13.8%
Materials..........................  16.6%
Real Estate........................   7.5%
Utilities..........................   2.2%
                                    -----
                                    100.0%

                       LARGE CAP INTERNATIONAL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                     PERCENTAGE
                                          SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                         --------- ------------------------------- ---------------
COMMON STOCKS -- (96.1%)
AUSTRALIA -- (6.1%)
   BHP Group, Ltd.......................   842,811          $ 20,659,364                 0.4%
   Commonwealth Bank of Australia.......   512,071            27,764,537                 0.5%
   CSL, Ltd.............................   133,309            23,509,875                 0.4%
   National Australia Bank, Ltd.........   785,876            15,426,065                 0.3%
   Westpac Banking Corp.................   772,384            14,996,211                 0.3%
   Other Securities.....................                     231,330,973                 4.3%
                                                            ------------                ----
TOTAL AUSTRALIA.........................                     333,687,025                 6.2%
                                                            ------------                ----

AUSTRIA -- (0.2%)
   Other Securities.....................                      12,151,026                 0.2%
                                                            ------------                ----

BELGIUM -- (1.1%)
   Anheuser-Busch InBev SA..............   265,831            21,457,184                 0.4%
   Other Securities.....................                      36,423,225                 0.7%
                                                            ------------                ----
TOTAL BELGIUM...........................                      57,880,409                 1.1%
                                                            ------------                ----

CANADA -- (8.6%)
   Bank of Montreal, (2073174)..........   205,319            15,191,553                 0.3%
   Royal Bank of Canada.................   250,890            20,237,304                 0.4%
   Royal Bank of Canada.................   216,240            17,441,918                 0.3%
   Other Securities.....................                     420,177,260                 7.8%
                                                            ------------                ----
TOTAL CANADA............................                     473,048,035                 8.8%
                                                            ------------                ----

DENMARK -- (1.5%)
   Novo Nordisk A.S., Class B...........   483,626            26,593,962                 0.5%
   Other Securities.....................                      56,736,791                 1.0%
                                                            ------------                ----
TOTAL DENMARK...........................                      83,330,753                 1.5%
                                                            ------------                ----

FINLAND -- (1.2%)
   Other Securities.....................                      63,955,265                 1.2%
                                                            ------------                ----

FRANCE -- (9.8%)
   Air Liquide SA.......................   133,647            17,769,844                 0.3%
   Airbus SE............................   178,673            25,632,114                 0.5%
   Danone SA............................   170,573            14,130,474                 0.3%
   L'Oreal SA...........................    57,248            16,719,946                 0.3%
   LVMH Moet Hennessy Louis Vuitton SE..    92,526            39,513,747                 0.7%
   Sanofi...............................   234,559            21,623,305                 0.4%
   Total SA.............................   715,241            37,813,499                 0.7%
#  Vinci SA.............................   180,868            20,292,708                 0.4%
   Other Securities.....................                     342,506,362                 6.4%
                                                            ------------                ----
TOTAL FRANCE............................                     536,001,999                10.0%
                                                            ------------                ----

GERMANY -- (6.9%)
   Adidas AG............................    55,653            17,203,830                 0.3%
   Allianz SE...........................    71,677            17,505,139                 0.3%
   BASF SE..............................   230,485            17,521,286                 0.3%
   Bayer AG.............................   294,208            22,823,529                 0.4%
   Daimler AG...........................   354,259            20,661,355                 0.4%
   Deutsche Telekom AG.................. 1,086,899            19,124,595                 0.4%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                          SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                         --------- ------------------------------- ---------------
GERMANY -- (Continued)
   SAP SE...............................   219,235         $   29,048,954                0.5%
   Siemens AG...........................   179,739             20,741,879                0.4%
   Other Securities.....................                      215,720,813                4.1%
                                                           --------------               ----
TOTAL GERMANY...........................                      380,351,380                7.1%
                                                           --------------               ----

HONG KONG -- (3.0%)
   AIA Group, Ltd....................... 3,211,400             31,979,820                0.6%
   Other Securities.....................                      132,539,019                2.5%
                                                           --------------               ----
TOTAL HONG KONG.........................                      164,518,839                3.1%
                                                           --------------               ----

IRELAND -- (0.7%)
   Other Securities.....................                       36,959,396                0.7%
                                                           --------------               ----

ISRAEL -- (0.5%)
   Other Securities.....................                       26,915,131                0.5%
                                                           --------------               ----

ITALY -- (2.1%)
   Enel SpA............................. 2,271,536             17,605,218                0.3%
   Other Securities.....................                       98,730,731                1.9%
                                                           --------------               ----
TOTAL ITALY.............................                      116,335,949                2.2%
                                                           --------------               ----

JAPAN -- (22.6%)
   KDDI Corp............................   633,700             17,535,203                0.3%
   SoftBank Group Corp..................   657,976             25,309,971                0.5%
   Sony Corp............................   385,400             23,458,968                0.5%
   Toyota Motor Corp ...................   669,423             46,445,159                0.9%
#  Toyota Motor Corp., Sponsored ADR....    88,432             12,252,254                0.2%
   Other Securities.....................                    1,112,756,533               20.7%
                                                           --------------               ----
TOTAL JAPAN.............................                    1,237,758,088               23.1%
                                                           --------------               ----

NETHERLANDS -- (3.1%)
#  ASML Holding NV......................    72,895             19,096,303                0.4%
   Koninklijke Ahold Delhaize NV........   661,292             16,479,433                0.3%
#  Unilever NV..........................   268,265             15,856,252                0.3%
   Other Securities.....................                      119,250,610                2.2%
                                                           --------------               ----
TOTAL NETHERLANDS.......................                      170,682,598                3.2%
                                                           --------------               ----

NEW ZEALAND -- (0.3%)
   Other Securities.....................                       17,770,579                0.3%
                                                           --------------               ----

NORWAY -- (0.8%)
   Other Securities.....................                       41,298,731                0.8%
                                                           --------------               ----

PORTUGAL -- (0.2%)
   Other Securities.....................                        8,680,900                0.2%
                                                           --------------               ----

SINGAPORE -- (1.1%)
   Other Securities.....................                       58,441,542                1.1%
                                                           --------------               ----

SPAIN -- (2.4%)
   Banco Santander SA................... 4,226,484             16,970,591                0.3%
   Iberdrola S.A........................ 2,031,389             20,880,636                0.4%

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                   ---------- ------------------------------- ---------------
SPAIN -- (Continued)
   Other Securities...............................                    $   94,367,295                1.8%
                                                                      --------------              ------
TOTAL SPAIN.......................................                       132,218,522                2.5%
                                                                      --------------              ------

SWEDEN -- (2.5%)
   Other Securities...............................                       137,326,511                2.6%
                                                                      --------------              ------

SWITZERLAND -- (7.6%)
   Nestle SA......................................    891,325             95,355,118                1.8%
   Novartis AG....................................    448,358             39,175,369                0.7%
   Roche Holding AG...............................      7,984              2,380,244                0.1%
   Roche Holding AG...............................    217,168             65,357,969                1.2%
   Other Securities...............................                       211,629,038                3.9%
                                                                      --------------              ------
TOTAL SWITZERLAND.................................                       413,897,738                7.7%
                                                                      --------------              ------

UNITED KINGDOM -- (13.8%)
#  AstraZeneca P.L.C., Sponsored ADR..............    461,956             22,649,703                0.4%
   BP P.L.C., Sponsored ADR.......................  1,106,581             41,950,505                0.8%
   Diageo P.L.C., Sponsored ADR...................    128,576             21,069,749                0.4%
   GlaxoSmithKline P.L.C., Sponsored ADR..........    428,638             19,631,620                0.4%
   HSBC Holdings P.L.C., Sponsored ADR............    628,620             23,755,550                0.4%
   Royal Dutch Shell P.L.C., Sponsored ADR,
     Class A......................................    352,746             20,448,701                0.4%
#  Royal Dutch Shell P.L.C., Sponsored ADR,
  Class B.........................................    433,725             25,281,830                0.5%
   Royal Dutch Shell P.L.C. , Class A (B03MLX2)...    491,594             14,250,368                0.3%
   Unilever P.L.C., Sponsored ADR.................    274,641             16,508,671                0.3%
   Other Securities...............................                       550,310,801               10.2%
                                                                      --------------              ------
TOTAL UNITED KINGDOM..............................                       755,857,498               14.1%
                                                                      --------------              ------
TOTAL COMMON STOCKS...............................                     5,259,067,914               98.2%
                                                                      --------------              ------
PREFERRED STOCKS -- (0.6%)

GERMANY -- (0.6%)
   Volkswagen AG..................................     83,696             15,911,047                0.3%
   Other Securities...............................                        15,428,043                0.3%
                                                                      --------------              ------
TOTAL GERMANY.....................................                        31,339,090                0.6%
                                                                      --------------              ------

UNITED KINGDOM -- (0.0%)
   Other Security.................................                            31,221                0.0%
                                                                      --------------              ------
TOTAL PREFERRED STOCKS............................                        31,370,311                0.6%
                                                                      --------------              ------

RIGHTS/WARRANTS -- (0.0%)
   Other Security.................................                             3,332                0.0%
                                                                      --------------              ------
TOTAL INVESTMENT SECURITIES
  (Cost $4,479,991,558)...........................                     5,290,441,557
                                                                      --------------

                                                                          VALUE+
                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (3.3%)
@(S)  The DFA Short Term Investment Fund.......... 15,664,102            181,249,321                3.4%
                                                                      --------------              ------
TOTAL INVESTMENTS--(100.0%)
  (Cost $4,661,226,638)...........................                    $5,471,690,878              102.2%
                                                                      ==============              ======

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

As of October 31, 2019, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index....................     85     12/20/19  $ 8,144,332 $ 8,318,100    $173,768
S&P 500(R) Emini Index.............    218     12/20/19   32,665,293  33,090,220     424,927
                                                         ----------- -----------    --------
TOTAL FUTURES CONTRACTS............                      $40,809,625 $41,408,320    $598,695
                                                         =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
Common Stocks
   Australia................................. $  4,416,424 $  329,270,601   --    $  333,687,025
   Austria...................................           --     12,151,026   --        12,151,026
   Belgium...................................    2,728,660     55,151,749   --        57,880,409
   Canada....................................  470,668,068      2,379,967   --       473,048,035
   Denmark...................................    3,340,092     79,990,661   --        83,330,753
   Finland...................................           --     63,955,265   --        63,955,265
   France....................................    8,561,778    527,440,221   --       536,001,999
   Germany...................................   13,323,911    367,027,469   --       380,351,380
   Hong Kong.................................      735,289    163,783,550   --       164,518,839
   Ireland...................................   11,111,403     25,847,993   --        36,959,396
   Israel....................................    5,490,163     21,424,968   --        26,915,131
   Italy.....................................    6,622,070    109,713,879   --       116,335,949
   Japan.....................................   30,661,502  1,207,096,586   --     1,237,758,088
   Netherlands...............................   48,441,924    122,240,674   --       170,682,598
   New Zealand...............................           --     17,770,579   --        17,770,579
   Norway....................................      812,247     40,486,484   --        41,298,731
   Portugal..................................           --      8,680,900   --         8,680,900
   Singapore.................................           --     58,441,542   --        58,441,542
   Spain.....................................    3,018,349    129,200,173   --       132,218,522
   Sweden....................................           --    137,326,511   --       137,326,511
   Switzerland...............................   20,044,897    393,852,841   --       413,897,738
   United Kingdom............................  244,671,883    511,185,615   --       755,857,498
Preferred Stocks
   Germany...................................           --     31,339,090   --        31,339,090
   United Kingdom............................           --         31,221   --            31,221
Rights/Warrants
   Norway....................................           --          3,332   --             3,332
Securities Lending Collateral................           --    181,249,321   --       181,249,321
Futures Contracts**..........................      598,695             --   --           598,695
                                              ------------ --------------   --    --------------
TOTAL........................................ $875,247,355 $4,597,042,218   --    $5,472,289,573
                                              ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (95.1%)
AUSTRALIA -- (6.1%)
    BHP Group, Ltd................................................... 4,074,214         $   99,868,974                0.3%
    Commonwealth Bank of Australia................................... 1,329,108             72,064,357                0.3%
    CSL, Ltd.........................................................   329,396             58,091,043                0.2%
    National Australia Bank, Ltd..................................... 2,938,574             57,681,662                0.2%
    Other Securities.................................................                    1,637,159,294                5.3%
                                                                                        --------------                ---
TOTAL AUSTRALIA......................................................                    1,924,865,330                6.3%
                                                                                        --------------                ---
AUSTRIA -- (0.5%)
    Other Securities.................................................                      170,304,237                0.6%
                                                                                        --------------                ---
BELGIUM -- (1.2%)
    Anheuser-Busch InBev SA..........................................   790,952             63,843,579                0.2%
    Other Securities.................................................                      320,149,180                1.1%
                                                                                        --------------                ---
TOTAL BELGIUM........................................................                      383,992,759                1.3%
                                                                                        --------------                ---
CANADA -- (8.6%)
    Bank of Montreal, (2073174)......................................   847,416             62,700,310                0.2%
#   Canadian Natural Resources, Ltd.................................. 2,471,877             62,340,738                0.2%
    Royal Bank of Canada............................................. 1,049,719             84,670,335                0.3%
    Suncor Energy, Inc., (B3NB0P5)................................... 2,403,185             71,350,563                0.3%
    Other Securities.................................................                    2,445,512,655                7.9%
                                                                                        --------------                ---
TOTAL CANADA.........................................................                    2,726,574,601                8.9%
                                                                                        --------------                ---
CHINA -- (0.0%)
    Other Securities.................................................                          922,663                0.0%
                                                                                        --------------                ---
DENMARK -- (1.6%)
    Other Securities.................................................                      490,319,933                1.6%
                                                                                        --------------                ---
FINLAND -- (1.6%)
    UPM-Kymmene Oyj.................................................. 1,984,919             64,647,713                0.2%
    Other Securities.................................................                      438,953,128                1.4%
                                                                                        --------------                ---
TOTAL FINLAND........................................................                      503,600,841                1.6%
                                                                                        --------------                ---
FRANCE -- (7.9%)
    Air Liquide SA...................................................   476,618             63,371,596                0.2%
    Airbus SE........................................................   503,228             72,192,203                0.2%
    Cie Generale des Etablissements Michelin SCA.....................   610,972             74,390,235                0.3%
    Eiffage SA.......................................................   545,963             58,639,764                0.2%
    LVMH Moet Hennessy Louis Vuitton SE..............................   248,441            106,097,695                0.4%
    Orange SA........................................................ 4,330,858             69,702,953                0.2%
    Peugeot SA....................................................... 3,354,230             84,949,606                0.3%
    Total SA......................................................... 2,613,611            138,176,890                0.5%
#   Vinci SA.........................................................   522,320             58,602,335                0.2%
    Other Securities.................................................                    1,769,875,848                5.7%
                                                                                        --------------                ---
TOTAL FRANCE.........................................................                    2,495,999,125                8.2%
                                                                                        --------------                ---
GERMANY -- (6.9%)
    Allianz SE.......................................................   283,403             69,213,401                0.2%
    BASF SE.......................................................... 1,425,846            108,391,675                0.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Bayer AG.........................................................   986,195         $   76,505,227                0.3%
    Bayerische Motoren Werke AG......................................   932,150             71,379,097                0.2%
    Daimler AG....................................................... 2,440,186            142,318,333                0.5%
    Deutsche Telekom AG.............................................. 6,594,331            116,030,939                0.4%
    MTU Aero Engines AG..............................................   220,081             58,856,485                0.2%
    Other Securities.................................................                    1,524,018,044                4.9%
                                                                                        --------------               ----
TOTAL GERMANY........................................................                    2,166,713,201                7.1%
                                                                                        --------------               ----
HONG KONG -- (2.6%)
    AIA Group, Ltd................................................... 6,748,000             67,198,053                0.2%
    Other Securities.................................................                      766,083,181                2.5%
                                                                                        --------------               ----
TOTAL HONG KONG......................................................                      833,281,234                2.7%
                                                                                        --------------               ----
IRELAND -- (0.6%)
    Other Securities.................................................                      186,411,882                0.6%
                                                                                        --------------               ----
ISRAEL -- (0.7%)
    Other Securities.................................................                      230,907,366                0.8%
                                                                                        --------------               ----
ITALY -- (2.8%)
    Enel SpA......................................................... 7,738,623             59,977,097                0.2%
    Eni SpA.......................................................... 4,051,470             61,464,788                0.2%
    Other Securities.................................................                      755,034,767                2.5%
                                                                                        --------------               ----
TOTAL ITALY..........................................................                      876,476,652                2.9%
                                                                                        --------------               ----
JAPAN -- (23.0%)
    Honda Motor Co., Ltd............................................. 2,591,823             70,119,120                0.3%
    KDDI Corp........................................................ 2,158,400             59,725,392                0.2%
    SoftBank Group Corp.............................................. 2,282,763             87,809,669                0.3%
    Sony Corp........................................................ 1,141,000             69,451,692                0.3%
    Toyota Motor Corp ............................................... 2,819,840            195,642,987                0.7%
    Other Securities.................................................                    6,789,410,720               22.0%
                                                                                        --------------               ----
TOTAL JAPAN..........................................................                    7,272,159,580               23.8%
                                                                                        --------------               ----
NETHERLANDS -- (2.8%)
    Koninklijke Ahold Delhaize NV.................................... 2,917,217             72,697,206                0.2%
    Other Securities.................................................                      796,433,512                2.6%
                                                                                        --------------               ----
TOTAL NETHERLANDS....................................................                      869,130,718                2.8%
                                                                                        --------------               ----
NEW ZEALAND -- (0.4%)
    Other Securities.................................................                      127,593,059                0.4%
                                                                                        --------------               ----
NORWAY -- (0.8%)
    Other Securities.................................................                      265,292,698                0.9%
                                                                                        --------------               ----
PORTUGAL -- (0.3%)
    Other Securities.................................................                       78,237,577                0.3%
                                                                                        --------------               ----
SINGAPORE -- (1.0%)
    Other Securities.................................................                      317,323,079                1.0%
                                                                                        --------------               ----

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
SPAIN -- (2.3%)
    Iberdrola S.A....................................................  8,561,247         $    88,001,006               0.3%
    Other Securities.................................................                        630,671,327               2.1%
                                                                                         ---------------              ----
TOTAL SPAIN..........................................................                        718,672,333               2.4%
                                                                                         ---------------              ----
SWEDEN -- (2.5%)
    Other Securities.................................................                        796,424,646               2.6%
                                                                                         ---------------              ----
SWITZERLAND -- (6.4%)
    Nestle SA........................................................  2,748,677             294,057,071               1.0%
    Novartis AG......................................................    656,395              57,352,643               0.2%
    Novartis AG, Sponsored ADR.......................................    953,193              83,347,196               0.3%
    Roche Holding AG.................................................    634,350             190,911,313               0.6%
    Zurich Insurance Group AG........................................    181,891              71,246,713               0.2%
    Other Securities.................................................                      1,329,961,590               4.3%
                                                                                         ---------------              ----
TOTAL SWITZERLAND....................................................                      2,026,876,526               6.6%
                                                                                         ---------------              ----
UNITED KINGDOM -- (14.5%)
    Anglo American P.L.C.............................................  4,549,559             117,092,418               0.4%
#   AstraZeneca P.L.C., Sponsored ADR................................  1,444,584              70,827,954               0.2%
#   BP P.L.C., Sponsored ADR.........................................  5,300,096             200,926,639               0.7%
    Glencore P.L.C................................................... 20,723,029              62,549,945               0.2%
#   HSBC Holdings P.L.C., Sponsored ADR..............................  3,370,222             127,360,689               0.4%
#   Rio Tinto P.L.C., Sponsored ADR..................................  1,875,418              97,540,490               0.3%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................  1,490,318              86,393,734               0.3%
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................  1,716,768             100,070,407               0.3%
    Other Securities.................................................                      3,704,764,392              12.1%
                                                                                         ---------------              ----
TOTAL UNITED KINGDOM.................................................                      4,567,526,668              14.9%
                                                                                         ---------------              ----
UNITED STATES -- (0.0%)
    Other Security...................................................                            298,905               0.0%
                                                                                         ---------------              ----
TOTAL COMMON STOCKS..................................................                     30,029,905,613              98.3%
                                                                                         ---------------              ----
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Volkswagen AG....................................................    594,615             113,039,416               0.4%
    Other Securities.................................................                         78,533,074               0.2%
                                                                                         ---------------              ----
TOTAL GERMANY........................................................                        191,572,490               0.6%
                                                                                         ---------------              ----
UNITED KINGDOM -- (0.0%)
    Other Securities.................................................                            223,239               0.0%
                                                                                         ---------------              ----
TOTAL PREFERRED STOCKS...............................................                        191,795,729               0.6%
                                                                                         ---------------              ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                          1,463,192               0.0%
                                                                                         ---------------              ----
TOTAL INVESTMENT SECURITIES
  (Cost $27,378,140,601).............................................                     30,223,164,534
                                                                                         ---------------

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                                          SHARES        VALUE+      OF NET ASSETS++
                                                                        ----------- --------------- ---------------
SECURITIES LENDING COLLATERAL -- (4.3%)
@(S)  The DFA Short Term Investment Fund............................... 116,974,456 $ 1,353,511,426        4.4%
                                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $28,731,517,457)...............................................             $31,576,675,960      103.3%
                                                                                    ===============      =====

As of October 31, 2019, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                    UNREALIZED
                                                   NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................   1,452    12/20/19  $215,603,873 $220,399,080   $4,795,207
                                                                        ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...........................                      $215,603,873 $220,399,080   $4,795,207
                                                                        ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------------
                                                                LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                                             -------------- -------------- -------- --------------
Common Stocks
   Australia................................................ $   41,212,641 $1,883,652,689       -- $1,924,865,330
   Austria..................................................         64,806    170,239,431       --    170,304,237
   Belgium..................................................     13,759,325    370,233,434       --    383,992,759
   Canada...................................................  2,719,616,702      6,957,899       --  2,726,574,601
   China....................................................             --        922,663       --        922,663
   Denmark..................................................     32,871,527    457,448,406       --    490,319,933
   Finland..................................................        742,203    502,858,638       --    503,600,841
   France...................................................     73,068,677  2,422,930,448       --  2,495,999,125
   Germany..................................................     71,273,618  2,095,439,583       --  2,166,713,201
   Hong Kong................................................      1,200,195    832,081,039       --    833,281,234
   Ireland..................................................     31,365,837    155,046,045       --    186,411,882
   Israel...................................................     21,294,898    209,612,468       --    230,907,366
   Italy....................................................     20,899,116    855,577,536       --    876,476,652
   Japan....................................................    126,586,046  7,145,573,534       --  7,272,159,580
   Netherlands..............................................    127,922,383    741,208,335       --    869,130,718
   New Zealand..............................................        178,069    127,414,990       --    127,593,059
   Norway...................................................     12,491,078    252,801,620       --    265,292,698
   Portugal.................................................        295,750     77,941,827       --     78,237,577
   Singapore................................................         16,962    317,306,117       --    317,323,079
   Spain....................................................     19,563,879    699,108,454       --    718,672,333
   Sweden...................................................      1,602,802    794,821,844       --    796,424,646
   Switzerland..............................................    116,923,148  1,909,953,378       --  2,026,876,526
   United Kingdom...........................................    974,762,431  3,592,764,237       --  4,567,526,668
   United States............................................             --        298,905       --        298,905
Preferred Stocks
   Germany..................................................             --    191,572,490       --    191,572,490
   United Kingdom...........................................             --        223,239       --        223,239
Rights/Warrants
   Canada...................................................             --        866,410       --        866,410
   Italy....................................................             --        330,659       --        330,659
   Norway...................................................             --         17,570       --         17,570

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

                                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------------
                                                                LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             -------------- --------------- -------- ---------------
   Spain....................................................             -- $       247,764       -- $       247,764
   Sweden...................................................             --             789       --             789
Securities Lending Collateral...............................             --   1,353,511,426       --   1,353,511,426
Futures Contracts**......................................... $    4,795,207              --       --       4,795,207
                                                             -------------- --------------- -------- ---------------
TOTAL....................................................... $4,412,507,300 $27,168,963,867       -- $31,581,471,167
                                                             ============== =============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        GLOBAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                             SHARES    VALUE+
                                                             ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment
  Dimensions Group Inc...................................... 665,208 $22,484,040
Investment in The Continental Small Company Series of The
  DFA Investment Trust Company..............................           5,473,264
Investment in The Emerging Markets Small Cap Series of The
  DFA Investment Trust Company..............................           4,708,791
Investment in The Japanese Small Company Series of The DFA
  Investment Trust Company..................................           3,539,101
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company..........................           2,304,287
Investment in The Asia Pacific Small Company Series of The
  DFA Investment Trust Company..............................           1,530,342
Investment in The Canadian Small Company Series of The DFA
  Investment Trust Company..................................           1,272,070
                                                                     -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $41,295,296)........................................         $41,311,895
                                                                     ===========

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------
                                                               LEVEL 1   LEVEL 2  LEVEL 3     TOTAL
                                                             ----------- -------- -------- -----------
Affiliated Investment Companies............................. $41,311,895       --       -- $41,311,895
                                                             ----------- -------- -------- -----------
TOTAL....................................................... $41,311,895       --       -- $41,311,895
                                                             =========== ======== ======== ===========

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                 VALUE+
                                                             ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Continental Small Company Series of
  The DFA Investment Trust Company.......................... $ 4,902,033,708
Investment in The Japanese Small Company Series of
  The DFA Investment Trust Company..........................   3,104,231,823
Investment in The United Kingdom Small Company Series of
  The DFA Investment Trust Company..........................   2,205,859,880
Investment in The Asia Pacific Small Company Series of
  The DFA Investment Trust Company..........................   1,299,382,680
Investment in The Canadian Small Company Series of
  The DFA Investment Trust Company..........................   1,121,067,005
                                                             ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $12,632,575,096
                                                             ===============

As of October 31, 2019, International Small Company Portfolio had entered into the following outstanding futures contracts:

                                                                                                      UNREALIZED
                                                   NUMBER OF EXPIRATION                              APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE    NOTIONAL VALUE MARKET VALUE (DEPRECIATION)
-----------                                        --------- ---------- -------------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    705     12/20/19   $105,711,748  $107,011,950   $1,300,202
                                                                         ------------  ------------   ----------
TOTAL FUTURES CONTRACTS...........................                       $105,711,748  $107,011,950   $1,300,202
                                                                         ============  ============   ==========

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                                 LEVEL 1     LEVEL 2  LEVEL 3       TOTAL
                                                             --------------- -------- -------- ---------------
Affiliated Investment Companies............................. $12,632,575,096       --       -- $12,632,575,096
Futures Contracts**.........................................       1,300,202       --       --       1,300,202
                                                             --------------- -------- -------- ---------------
TOTAL....................................................... $12,633,875,298       --       -- $12,633,875,298
                                                             =============== ======== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       JAPANESE SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                          VALUE+
                                                                       ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Japanese Small Company Series of
  The DFA Investment Trust Company.................................... $640,406,199
                                                                       ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.................. $640,406,199
                                                                       ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     ASIA PACIFIC SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                              VALUE+
                                                                           ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment
  Trust Company........................................................... $340,930,136
                                                                           ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES...................... $340,930,136
                                                                           ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    UNITED KINGDOM SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                   VALUE+
                                                                 -----------
    AFFILIATED INVESTMENT COMPANIES -- (100.0%)
    Investment in The United Kingdom Small Company Series of
      The DFA Investment Trust Company.......................... $27,652,281
                                                                 -----------
    TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $27,652,281
                                                                 ===========

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                      CONTINENTAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                   VALUE+
                                                                ------------
   AFFILIATED INVESTMENT COMPANIES -- (100.0%)
   Investment in The Continental Small Company Series of The
     DFA Investment Trust Company.............................. $657,534,475
                                                                ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES........ $657,534,475
                                                                ============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (97.1%)
AUSTRALIA -- (16.9%)
    Charter Hall Group...............................................  5,810,944         $   45,278,281                0.7%
    Dexus............................................................ 13,684,440            112,848,306                1.8%
    Goodman Group.................................................... 20,520,651            203,754,859                3.2%
    GPT Group (The).................................................. 24,305,073             99,765,733                1.6%
    Mirvac Group..................................................... 48,185,117            106,772,318                1.7%
#   Scentre Group.................................................... 66,635,910            176,061,760                2.8%
    Stockland........................................................ 28,663,456             96,766,990                1.5%
#   Vicinity Centres................................................. 38,800,955             71,421,781                1.1%
    Other Securities.................................................                       170,366,083                2.8%
                                                                                         --------------               ----
TOTAL AUSTRALIA......................................................                     1,083,036,111               17.2%
                                                                                         --------------               ----
BELGIUM -- (2.9%)
    Aedifica SA......................................................    317,417             38,157,514                0.6%
    Cofinimmo SA.....................................................    323,316             47,832,383                0.8%
    Warehouses De Pauw CVA...........................................    251,049             46,574,468                0.7%
    Other Securities.................................................                        51,489,271                0.8%
                                                                                         --------------               ----
TOTAL BELGIUM........................................................                       184,053,636                2.9%
                                                                                         --------------               ----
CANADA -- (5.3%)
#   Canadian Apartment Properties REIT...............................    930,517             38,743,871                0.6%
    Other Securities.................................................                       302,384,576                4.8%
                                                                                         --------------               ----
TOTAL CANADA.........................................................                       341,128,447                5.4%
                                                                                         --------------               ----
CHINA -- (0.2%)
    Other Securities.................................................                        14,129,606                0.2%
                                                                                         --------------               ----
FRANCE -- (4.9%)
    Covivio..........................................................    590,861             66,914,601                1.1%
    Gecina SA........................................................    557,763             95,750,586                1.5%
#   ICADE............................................................    407,176             39,895,866                0.6%
    Klepierre SA.....................................................  2,446,226             91,183,631                1.5%
    Other Securities.................................................                        21,195,758                0.3%
                                                                                         --------------               ----
TOTAL FRANCE.........................................................                       314,940,442                5.0%
                                                                                         --------------               ----
GERMANY -- (0.8%)
    Alstria office REIT-AG...........................................  2,123,991             39,787,145                0.6%
    Other Security...................................................                        13,243,131                0.2%
                                                                                         --------------               ----
TOTAL GERMANY........................................................                        53,030,276                0.8%
                                                                                         --------------               ----
HONG KONG -- (5.3%)
    Link REIT........................................................ 25,698,405            279,891,618                4.5%
    Other Securities.................................................                        56,618,199                0.9%
                                                                                         --------------               ----
TOTAL HONG KONG......................................................                       336,509,817                5.4%
                                                                                         --------------               ----
IRELAND -- (0.4%)
    Other Securities.................................................                        25,938,612                0.4%
                                                                                         --------------               ----
ITALY -- (0.1%)
    Other Securities.................................................                         6,017,057                0.1%
                                                                                         --------------               ----

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
JAPAN -- (26.3%)
    Activia Properties, Inc..........................................      8,186         $   43,190,304                0.7%
    Advance Residence Investment Corp................................     15,078             50,105,331                0.8%
    Daiwa House REIT Investment Corp.................................     22,229             64,726,466                1.0%
#   GLP J-Reit.......................................................     42,064             54,873,741                0.9%
    Invincible Investment Corp.......................................     70,852             44,739,736                0.7%
    Japan Hotel REIT Investment Corp.................................     55,230             45,810,366                0.7%
    Japan Prime Realty Investment Corp...............................      9,679             46,517,093                0.7%
    Japan Real Estate Investment Corp................................     16,064            109,649,728                1.7%
    Japan Retail Fund Investment Corp................................     31,851             74,240,298                1.2%
#   Kenedix Office Investment Corp...................................      5,329             41,726,449                0.7%
    Nippon Building Fund, Inc........................................     16,467            124,928,641                2.0%
    Nippon Prologis REIT, Inc........................................     21,862             61,066,759                1.0%
    Nomura Real Estate Master Fund, Inc..............................     48,736             93,161,701                1.5%
    Orix JREIT, Inc..................................................     31,990             72,333,151                1.1%
#   Sekisui House Reit, Inc..........................................     45,191             41,707,770                0.7%
    United Urban Investment Corp.....................................     35,814             72,252,224                1.1%
    Other Securities.................................................                       644,944,557               10.3%
                                                                                         --------------               ----
TOTAL JAPAN..........................................................                     1,685,974,315               26.8%
                                                                                         --------------               ----
MALAYSIA -- (0.5%)
    Other Securities.................................................                        30,063,185                0.5%
                                                                                         --------------               ----
MEXICO -- (1.8%)
    Fibra Uno Administracion S.A. de C.V............................. 39,885,363             60,626,830                1.0%
    Other Securities.................................................                        52,070,971                0.8%
                                                                                         --------------               ----
TOTAL MEXICO.........................................................                       112,697,801                1.8%
                                                                                         --------------               ----
NETHERLANDS -- (5.0%)................................................
    Unibail-Rodamco-Westfield........................................  9,142,075             70,033,417                1.1%
    Unibail-Rodamco-Westfield (BFYM460)..............................  1,287,738            199,177,437                3.2%
    Other Securities.................................................                        50,826,425                0.8%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       320,037,279                5.1%
                                                                                         --------------               ----
NEW ZEALAND -- (1.1%)
    Other Securities.................................................                        68,100,734                1.1%
                                                                                         --------------               ----
SINGAPORE -- (9.0%)
    Ascendas Real Estate Investment Trust............................ 31,026,200             72,261,592                1.1%
    CapitaLand Commercial Trust...................................... 32,364,049             48,739,718                0.8%
    CapitaLand Mall Trust............................................ 31,190,700             58,196,970                0.9%
#   Mapletree Commercial Trust....................................... 23,743,237             40,640,858                0.6%
    Other Securities.................................................                       359,874,596                5.8%
                                                                                         --------------               ----
TOTAL SINGAPORE......................................................                       579,713,734                9.2%
                                                                                         --------------               ----
SOUTH AFRICA -- (2.4%)
    Growthpoint Properties, Ltd...................................... 37,555,433             54,994,538                0.9%
    Other Securities.................................................                        96,405,348                1.5%
                                                                                         --------------               ----
TOTAL SOUTH AFRICA...................................................                       151,399,886                2.4%
                                                                                         --------------               ----
SPAIN -- (1.6%)
    Merlin Properties Socimi SA......................................  4,571,375             67,294,395                1.1%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
SPAIN -- (Continued)
      Other Securities........................                    $   37,620,868                 0.6%
                                                                  --------------               -----
TOTAL SPAIN...................................                       104,915,263                 1.7%
                                                                  --------------               -----
TAIWAN -- (0.2%)
      Other Securities........................                        13,563,760                 0.2%
                                                                  --------------               -----
TURKEY -- (0.1%)
      Other Securities........................                         6,293,769                 0.1%
                                                                  --------------               -----
UNITED KINGDOM -- (12.3%)
      British Land Co. P.L.C. (The)........... 11,114,221             89,359,810                 1.4%
      Derwent London P.L.C....................  1,439,489             66,245,377                 1.0%
      Great Portland Estates P.L.C............  4,031,345             41,147,908                 0.7%
      Hammerson P.L.C......................... 10,398,865             39,064,738                 0.6%
      Land Securities Group P.L.C.............  9,290,332            113,161,036                 1.8%
      Segro P.L.C............................. 14,210,087            155,448,483                 2.5%
      UNITE Group P.L.C. (The)................  2,599,156             37,855,860                 0.6%
      Other Securities........................                       245,973,809                 3.9%
                                                                  --------------               -----
TOTAL UNITED KINGDOM..........................                       788,257,021                12.5%
                                                                  --------------               -----
TOTAL COMMON STOCKS...........................                     6,219,800,751                98.8%
                                                                  --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Security..........................                           111,522                 0.0%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES
   (Cost $5,203,359,457)......................                     6,219,912,273
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund...... 16,108,620            186,392,847                 2.9%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
   (Cost $5,389,735,284)......................                    $6,406,305,120               101.7%
                                                                  ==============               =====

As of October 31, 2019, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                    UNREALIZED
                     NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION          CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------          --------- ---------- ----------- ----------- --------------
LONG POSITION
  CONTRACTS:
S&P 500(R) Emini
  Index.............    279     12/20/19  $41,955,658 $42,349,410    $393,752
                                          ----------- -----------    --------
TOTAL FUTURES
  CONTRACTS.........                      $41,955,658 $42,349,410    $393,752
                                          =========== ===========    ========

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------------
                                                               LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                             ------------ -------------- -------- --------------
Common Stocks
   Australia................................................ $    127,931 $1,082,908,180       -- $1,083,036,111
   Belgium..................................................           --    184,053,636       --    184,053,636
   Canada...................................................  341,128,447             --       --    341,128,447
   China....................................................           --     14,129,606       --     14,129,606
   France...................................................           --    314,940,442       --    314,940,442
   Germany..................................................           --     53,030,276       --     53,030,276
   Hong Kong................................................           --    336,509,817       --    336,509,817
   Ireland..................................................           --     25,938,612       --     25,938,612
   Italy....................................................           --      6,017,057       --      6,017,057
   Japan....................................................           --  1,685,974,315       --  1,685,974,315
   Malaysia.................................................           --     30,063,185       --     30,063,185
   Mexico...................................................  112,697,801             --       --    112,697,801
   Netherlands..............................................           --    320,037,279       --    320,037,279
   New Zealand..............................................           --     68,100,734       --     68,100,734
   Singapore................................................           --    579,713,734       --    579,713,734
   South Africa.............................................           --    151,399,886       --    151,399,886
   Spain....................................................           --    104,915,263       --    104,915,263
   Taiwan...................................................    2,747,578     10,816,182       --     13,563,760
   Turkey...................................................           --      6,293,769       --      6,293,769
   United Kingdom...........................................           --    788,257,021       --    788,257,021
Rights/Warrants
   Singapore................................................           --        111,522       --        111,522
Securities Lending Collateral...............................           --    186,392,847       --    186,392,847
Futures Contracts**.........................................      393,752             --       --        393,752
                                                             ------------ -------------- -------- --------------
TOTAL....................................................... $457,095,509 $5,949,603,363       -- $6,406,698,872
                                                             ============ ============== ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (49.5%)
CANADA -- (0.0%)
    Other Security...................................................                    $  1,793,752                 0.0%
                                                                                         ------------                 ---
UNITED STATES -- (49.5%)
#   Alexandria Real Estate Equities, Inc.............................   443,164            70,352,285                 0.8%
    American Campus Communities, Inc.................................   544,248            27,201,515                 0.3%
    American Homes 4 Rent, Class A................................... 1,067,080            28,245,618                 0.3%
    American Tower Corp.............................................. 1,735,168           378,405,437                 4.1%
    Apartment Investment & Management Co., Class A...................   596,218            32,720,451                 0.4%
    AvalonBay Communities, Inc.......................................   540,982           117,750,142                 1.3%
    Boston Properties, Inc...........................................   604,073            82,878,816                 0.9%
    Brixmor Property Group, Inc...................................... 1,194,784            26,309,144                 0.3%
    Camden Property Trust............................................   383,926            43,909,617                 0.5%
    Crown Castle International Corp.................................. 1,611,774           223,698,113                 2.4%
    CyrusOne, Inc....................................................   442,646            31,551,807                 0.3%
    Digital Realty Trust, Inc........................................   811,085           103,040,213                 1.1%
    Douglas Emmett, Inc..............................................   657,846            28,497,889                 0.3%
    Duke Realty Corp................................................. 1,433,142            50,360,610                 0.5%
    Equinix, Inc.....................................................   327,463           185,599,479                 2.0%
    Equity LifeStyle Properties, Inc.................................   685,813            47,965,761                 0.5%
    Equity Residential............................................... 1,439,285           127,607,008                 1.4%
    Essex Property Trust, Inc........................................   258,189            84,461,368                 0.9%
    Extra Space Storage, Inc.........................................   499,040            56,027,221                 0.6%
    Federal Realty Investment Trust..................................   295,613            40,206,324                 0.4%
    Gaming and Leisure Properties, Inc...............................   810,069            32,694,385                 0.4%
    Healthpeak Properties, Inc....................................... 1,891,814            71,170,043                 0.8%
    Host Hotels & Resorts, Inc....................................... 2,948,309            48,322,784                 0.5%
    Invitation Homes, Inc............................................ 1,752,593            53,962,334                 0.6%
#   Iron Mountain, Inc............................................... 1,138,392            37,339,258                 0.4%
#   Kilroy Realty Corp...............................................   403,004            33,824,126                 0.4%
    Kimco Realty Corp................................................ 1,677,460            36,166,038                 0.4%
    Lamar Advertising Co., Class A...................................   340,339            27,230,523                 0.3%
    Liberty Property Trust...........................................   594,863            35,138,557                 0.4%
#   Medical Properties Trust, Inc.................................... 1,714,774            35,547,265                 0.4%
    Mid-America Apartment Communities, Inc...........................   453,636            63,050,801                 0.7%
    National Retail Properties, Inc..................................   681,403            40,141,451                 0.4%
#   Omega Healthcare Investors, Inc..................................   895,273            39,427,830                 0.4%
    Prologis, Inc.................................................... 2,458,318           215,741,995                 2.3%
    Public Storage...................................................   614,993           137,057,340                 1.5%
#   Realty Income Corp............................................... 1,226,420           100,308,892                 1.1%
    Regency Centers Corp.............................................   663,945            44,643,635                 0.5%
    SBA Communications Corp..........................................   443,093           106,630,330                 1.1%
#   Simon Property Group, Inc........................................ 1,214,648           183,023,161                 2.0%
    SL Green Realty Corp.............................................   357,734            29,906,562                 0.3%
    STORE Capital Corp...............................................   822,020            33,291,810                 0.4%
    Sun Communities, Inc.............................................   359,517            58,475,440                 0.6%
    UDR, Inc......................................................... 1,136,173            57,092,693                 0.6%
    Ventas, Inc...................................................... 1,435,241            93,434,189                 1.0%
    VEREIT, Inc...................................................... 4,244,239            41,763,312                 0.4%
    Vornado Realty Trust.............................................   682,155            44,769,833                 0.5%
    Welltower, Inc................................................... 1,569,286           142,318,547                 1.5%
    WP Carey, Inc....................................................   657,894            60,565,722                 0.7%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED


                                                                                            PERCENTAGE
                                                SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                              ----------- ------------------------------- ---------------
UNITED STATES -- (Continued)
   Other Securities..........................                     $  944,616,961                10.1%
                                                                  --------------               -----
TOTAL UNITED STATES..........................                      4,634,444,635                50.0%
                                                                  --------------               -----
VIRGIN ISLANDS, U.S. -- (0.0%)
   Other Security............................                            984,516                 0.0%
                                                                  --------------               -----
TOTAL COMMON STOCKS .........................                      4,637,222,903                50.0%
                                                                  --------------               -----
AFFILIATED INVESTMENT COMPANIES -- (49.3%)
   DFA International Real Estate Securities
     Portfolio of DFA Investment Dimensions
     Group Inc............................... 587,807,256          3,297,598,707                35.6%
   DFA Real Estate Securities Portfolio of
     DFA Investment Dimensions Group Inc.....  31,390,672          1,315,269,138                14.2%
                                                                  --------------               -----
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES..................................                      4,612,867,845                49.8%
                                                                  --------------               -----
TOTAL INVESTMENT SECURITIES
  (Cost $7,260,378,754)......................                      9,250,090,748
                                                                  --------------

                                                                      VALUE+
                                                          -------------------------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S) The DFA Short Term Investment Fund......   9,606,063            111,151,759                 1.2%
                                                                  --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $7,371,517,891)......................                     $9,361,242,507               101.0%
                                                                  ==============               =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------------------
                                                      LEVEL 1        LEVEL 2    LEVEL 3     TOTAL
                                                   -------------- ------------- ------- --------------
Common Stocks
   Canada......................................... $    1,793,752            --   --    $    1,793,752
   United States..................................  4,634,444,635            --   --     4,634,444,635
   Virgin Islands, U.S............................        984,516            --   --           984,516
Affiliated Investment Companies...................  4,612,867,845            --   --     4,612,867,845
Securities Lending Collateral.....................             -- $ 111,151,759   --       111,151,759
                                                   -------------- -------------   --    --------------
TOTAL............................................. $9,250,090,748 $ 111,151,759   --    $9,361,242,507
                                                   ============== =============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (6.5%)
    Cleanaway Waste Management, Ltd.................................. 48,269,779         $   61,350,557                0.5%
    Downer EDI, Ltd..................................................  8,959,670             49,834,155                0.4%
    OZ Minerals, Ltd.................................................  7,939,160             55,394,928                0.4%
    Other Securities.................................................                       739,901,179                5.5%
                                                                                         --------------                ---
TOTAL AUSTRALIA......................................................                       906,480,819                6.8%
                                                                                         --------------                ---
AUSTRIA -- (0.8%)
    Other Securities.................................................                       118,010,464                0.9%
                                                                                         --------------                ---
BELGIUM -- (1.5%)
    Ackermans & van Haaren NV........................................    376,953             57,785,339                0.4%
    Other Securities.................................................                       145,932,336                1.1%
                                                                                         --------------                ---
TOTAL BELGIUM........................................................                       203,717,675                1.5%
                                                                                         --------------                ---
CANADA -- (8.7%)
    Alamos Gold, Inc., Class A.......................................  8,582,130             46,719,211                0.4%
*   Centerra Gold, Inc...............................................  7,007,921             59,751,691                0.5%
*   Detour Gold Corp.................................................  4,085,189             67,833,182                0.5%
#   Genworth MI Canada, Inc..........................................  1,225,983             49,519,623                0.4%
*   IAMGOLD Corp..................................................... 12,353,718             46,428,444                0.4%
#   Laurentian Bank of Canada........................................  1,556,662             53,539,434                0.4%
    Yamana Gold, Inc................................................. 19,985,604             72,986,679                0.6%
    Other Securities.................................................                       814,485,656                5.8%
                                                                                         --------------                ---
TOTAL CANADA.........................................................                     1,211,263,920                9.0%
                                                                                         --------------                ---
CHINA -- (0.0%)
    Other Securities.................................................                         1,988,736                0.0%
                                                                                         --------------                ---
DENMARK -- (1.6%)
*   Jyske Bank A.S...................................................  1,668,092             55,489,313                0.4%
    Other Securities.................................................                       162,776,614                1.2%
                                                                                         --------------                ---
TOTAL DENMARK........................................................                       218,265,927                1.6%
                                                                                         --------------                ---
FINLAND -- (2.3%)
    Kemira Oyj.......................................................  2,884,212             46,853,153                0.4%
    Kesko Oyj, Class B...............................................    778,256             51,853,676                0.4%
    Other Securities.................................................                       217,573,321                1.6%
                                                                                         --------------                ---
TOTAL FINLAND........................................................                       316,280,150                2.4%
                                                                                         --------------                ---
FRANCE -- (4.2%)
#   Casino Guichard Perrachon SA.....................................    875,911             47,285,698                0.4%
    Elis SA..........................................................  2,797,909             53,491,862                0.4%
    Rexel SA.........................................................  7,556,241             93,678,528                0.7%
    Other Securities.................................................                       386,957,702                2.8%
                                                                                         --------------                ---
TOTAL FRANCE.........................................................                       581,413,790                4.3%
                                                                                         --------------                ---
GERMANY -- (5.7%)
    Aareal Bank AG...................................................  1,935,615             64,981,878                0.5%
#   Aurubis AG.......................................................  1,214,955             59,735,127                0.5%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
GERMANY -- (Continued)
*   Dialog Semiconductor P.L.C.......................................  1,084,890         $   48,798,666                0.4%
#   K+S AG...........................................................  5,143,450             73,036,915                0.6%
    Lanxess AG.......................................................    755,901             49,117,832                0.4%
#   OSRAM Licht AG...................................................  1,064,472             47,650,716                0.4%
    Other Securities.................................................                       454,666,825                3.1%
                                                                                         --------------               ----
TOTAL GERMANY........................................................                       797,987,959                5.9%
                                                                                         --------------               ----
GREECE -- (0.0%)
    Other Securities.................................................                             1,916                0.0%
                                                                                         --------------               ----
HONG KONG -- (2.5%)
    Other Securities.................................................                       353,823,185                2.6%
                                                                                         --------------               ----
IRELAND -- (0.1%)
    Other Securities.................................................                        15,728,581                0.1%
                                                                                         --------------               ----
ISRAEL -- (0.8%)
    Other Securities.................................................                       107,695,130                0.8%
                                                                                         --------------               ----
ITALY -- (5.0%)
#*  Banco BPM SpA.................................................... 25,325,494             57,649,973                0.4%
#   BPER Banca....................................................... 14,354,646             64,219,630                0.5%
#   Buzzi Unicem SpA.................................................  2,457,060             59,285,458                0.4%
#*  Saipem SpA....................................................... 13,961,308             63,370,901                0.5%
#   Unione di Banche Italiane SpA.................................... 25,232,083             76,863,720                0.6%
    Unipol Gruppo SpA................................................ 12,113,158             67,604,301                0.5%
    Other Securities.................................................                       303,820,318                2.3%
                                                                                         --------------               ----
TOTAL ITALY..........................................................                       692,814,301                5.2%
                                                                                         --------------               ----
JAPAN -- (25.3%)
    Other Securities.................................................                     3,530,465,860               26.3%
                                                                                         --------------               ----
NETHERLANDS -- (2.8%)
    ASR Nederland NV.................................................  2,205,160             80,838,064                0.6%
#   SBM Offshore NV..................................................  5,015,641             86,497,252                0.6%
    Signify NV.......................................................  1,753,859             51,388,165                0.4%
    Other Securities.................................................                       173,574,527                1.3%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       392,298,008                2.9%
                                                                                         --------------               ----
NEW ZEALAND -- (0.4%)
    Other Securities.................................................                        53,037,883                0.4%
                                                                                         --------------               ----
NORWAY -- (1.0%)
    Other Securities.................................................                       144,396,313                1.1%
                                                                                         --------------               ----
PORTUGAL -- (0.3%)
    Other Securities.................................................                        42,479,154                0.3%
                                                                                         --------------               ----
SINGAPORE -- (0.9%)
    Other Securities.................................................                       128,482,135                1.0%
                                                                                         --------------               ----
SPAIN -- (2.3%)
#   Acciona SA.......................................................    714,249             74,409,226                0.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
SPAIN -- (Continued)
      Other Securities............................................                    $   243,071,010                1.8%
                                                                                      ---------------              -----
TOTAL SPAIN.......................................................                        317,480,236                2.4%
                                                                                      ---------------              -----
SWEDEN -- (2.5%)
      Other Securities............................................                        350,798,748                2.6%
                                                                                      ---------------              -----
SWITZERLAND -- (4.0%)
      Allreal Holding AG..........................................    285,375              55,605,064                0.4%
      Helvetia Holding AG.........................................    649,974              91,300,048                0.7%
      Other Securities............................................                        409,442,329                3.1%
                                                                                      ---------------              -----
TOTAL SWITZERLAND.................................................                        556,347,441                4.2%
                                                                                      ---------------              -----
UNITED KINGDOM -- (15.0%)
      Aggreko P.L.C...............................................  5,235,543              53,674,990                0.4%
      Bellway P.L.C...............................................  3,113,524             127,434,740                1.0%
      Bovis Homes Group P.L.C.....................................  4,767,183              72,233,247                0.5%
      Centamin P.L.C.............................................. 35,161,164              53,186,640                0.4%
      Close Brothers Group P.L.C..................................  2,940,933              52,734,542                0.4%
*     EI Group P.L.C.............................................. 15,351,269              56,065,285                0.4%
*     Firstgroup P.L.C............................................ 27,448,860              45,912,747                0.3%
      Grafton Group P.L.C.........................................  5,419,376              54,877,928                0.4%
      Hiscox, Ltd.................................................  3,298,913              63,704,948                0.5%
      Meggitt P.L.C............................................... 10,427,855              84,375,202                0.6%
      National Express Group P.L.C................................ 10,283,289              59,496,716                0.5%
      Phoenix Group Holdings P.L.C................................  7,725,396              70,564,799                0.5%
      Redrow P.L.C................................................  7,588,073              59,155,283                0.4%
      Travis Perkins P.L.C........................................  5,440,108             101,045,309                0.8%
      Tullow Oil P.L.C............................................ 29,939,495              80,007,924                0.6%
      Other Securities............................................                      1,051,895,844                7.8%
                                                                                      ---------------              -----
TOTAL UNITED KINGDOM..............................................                      2,086,366,144               15.5%
                                                                                      ---------------              -----
TOTAL COMMON STOCKS...............................................                     13,127,624,475               97.8%
                                                                                      ---------------              -----
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Other Securities............................................                         14,962,389                0.1%
                                                                                      ---------------              -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                            495,266                0.0%
                                                                                      ---------------              -----
TOTAL INVESTMENT SECURITIES
  (Cost $12,655,097,405)..........................................                     13,143,082,130
                                                                                      ---------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (5.7%)
@(S)  The DFA Short Term Investment
        Fund...................................................... 68,564,422             793,358,925                5.9%
                                                                                      ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $13,448,376,291)..........................................                    $13,936,441,055              103.8%
                                                                                      ===============              =====

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

As of October 31, 2019, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                UNREALIZED
                               NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
         DESCRIPTION           CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------------------------  --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index........    748     12/20/19  $110,785,406 $113,538,920   $2,753,514
                                                    ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.......                      $110,785,406 $113,538,920   $2,753,514
                                                    ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ------------------------------------------------------
                             LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                          -------------- --------------- ------- ---------------
Common Stocks
   Australia............. $      319,134 $   906,161,685   --    $   906,480,819
   Austria...............             --     118,010,464   --        118,010,464
   Belgium...............             --     203,717,675   --        203,717,675
   Canada................  1,198,877,186      12,386,734   --      1,211,263,920
   China.................             --       1,988,736   --          1,988,736
   Denmark...............             --     218,265,927   --        218,265,927
   Finland...............             --     316,280,150   --        316,280,150
   France................             --     581,413,790   --        581,413,790
   Germany...............        632,936     797,355,023   --        797,987,959
   Greece................             --           1,916   --              1,916
   Hong Kong.............             --     353,823,185   --        353,823,185
   Ireland...............             --      15,728,581   --         15,728,581
   Israel................             --     107,695,130   --        107,695,130
   Italy.................     12,689,846     680,124,455   --        692,814,301
   Japan.................             --   3,530,465,860   --      3,530,465,860
   Netherlands...........             --     392,298,008   --        392,298,008
   New Zealand...........             --      53,037,883   --         53,037,883
   Norway................             --     144,396,313   --        144,396,313
   Portugal..............             --      42,479,154   --         42,479,154
   Singapore.............             --     128,482,135   --        128,482,135
   Spain.................             --     317,480,236   --        317,480,236
   Sweden................      2,837,495     347,961,253   --        350,798,748
   Switzerland...........             --     556,347,441   --        556,347,441
   United Kingdom........             --   2,086,366,144   --      2,086,366,144
Preferred Stocks
   Germany...............             --      14,962,389   --         14,962,389
Rights/Warrants
   Canada................             --         420,370   --            420,370
   Italy.................             --          12,532   --             12,532
   Japan.................             --          10,734   --             10,734
   Norway................             --          51,630   --             51,630
Securities Lending
  Collateral.............             --     793,358,925   --        793,358,925
Futures Contracts**......      2,753,514              --   --          2,753,514
                          -------------- ---------------   --    ---------------
TOTAL.................... $1,218,110,111 $12,721,084,458   --    $13,939,194,569
                          ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (5.9%)
    BHP Group, Ltd................................................... 178,389          $  4,372,752                 0.2%
    BlueScope Steel, Ltd............................................. 444,303             4,067,225                 0.2%
    Santos, Ltd...................................................... 833,768             4,663,693                 0.2%
    Other Securities.................................................                   145,468,655                 5.6%
                                                                                       ------------                 ---
TOTAL AUSTRALIA......................................................                   158,572,325                 6.2%
                                                                                       ------------                 ---
AUSTRIA -- (0.6%)
    Other Securities.................................................                    16,594,922                 0.6%
                                                                                       ------------                 ---
BELGIUM -- (1.4%)
    Ageas............................................................  84,715             4,885,560                 0.2%
    Solvay SA........................................................  49,531             5,385,305                 0.2%
    Other Securities.................................................                    28,825,754                 1.1%
                                                                                       ------------                 ---
TOTAL BELGIUM........................................................                    39,096,619                 1.5%
                                                                                       ------------                 ---
CANADA -- (8.8%)
#   Bank of Nova Scotia (The)........................................  73,643             4,221,953                 0.2%
    Canadian Natural Resources, Ltd.................................. 220,479             5,560,480                 0.2%
*   Kinross Gold Corp................................................ 886,903             4,309,604                 0.2%
    Magna International, Inc.........................................  91,616             4,926,192                 0.2%
    Suncor Energy, Inc., (B3NB0P5)................................... 163,438             4,852,474                 0.2%
    Teck Resources, Ltd., Class B.................................... 260,318             4,120,834                 0.2%
    Other Securities.................................................                   209,784,012                 8.0%
                                                                                       ------------                 ---
TOTAL CANADA.........................................................                   237,775,549                 9.2%
                                                                                       ------------                 ---
CHINA -- (0.0%)
    Other Securities.................................................                       184,231                 0.0%
                                                                                       ------------                 ---
DENMARK -- (1.5%)
    Other Securities.................................................                    40,985,746                 1.6%
                                                                                       ------------                 ---
FINLAND -- (1.9%)
    UPM-Kymmene Oyj.................................................. 265,292             8,640,414                 0.3%
    Other Securities.................................................                    41,638,645                 1.6%
                                                                                       ------------                 ---
TOTAL FINLAND........................................................                    50,279,059                 1.9%
                                                                                       ------------                 ---
FRANCE -- (7.0%)
    Cie de Saint-Gobain.............................................. 163,947             6,677,223                 0.3%
    Peugeot SA....................................................... 392,822             9,948,654                 0.4%
    Societe Generale SA.............................................. 230,457             6,553,944                 0.3%
    Teleperformance..................................................  18,747             4,253,383                 0.2%
    Total SA......................................................... 304,258            16,085,571                 0.6%
    Other Securities.................................................                   144,409,252                 5.5%
                                                                                       ------------                 ---
TOTAL FRANCE.........................................................                   187,928,027                 7.3%
                                                                                       ------------                 ---
GERMANY -- (6.4%)
    Allianz SE.......................................................  24,364             5,950,238                 0.2%
    Bayer AG.........................................................  72,951             5,659,259                 0.2%
    Bayerische Motoren Werke AG......................................  55,891             4,279,836                 0.2%
#   Continental AG...................................................  42,035             5,630,201                 0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
GERMANY -- (Continued)
    Daimler AG.......................................................   153,503          $  8,952,715                 0.4%
    E.ON SE..........................................................   588,434             5,934,043                 0.2%
#   Lanxess AG.......................................................    65,368             4,247,559                 0.2%
    Other Securities.................................................                     130,681,625                 5.0%
                                                                                         ------------                ----
TOTAL GERMANY........................................................                     171,335,476                 6.6%
                                                                                         ------------                ----
HONG KONG -- (2.7%)
    New World Development Co., Ltd................................... 2,886,579             4,129,065                 0.2%
    Other Securities.................................................                      67,749,616                 2.6%
                                                                                         ------------                ----
TOTAL HONG KONG......................................................                      71,878,681                 2.8%
                                                                                         ------------                ----
IRELAND -- (0.7%)
    CRH P.L.C., Sponsored ADR........................................   122,410             4,467,965                 0.2%
    Other Securities.................................................                      14,659,900                 0.5%
                                                                                         ------------                ----
TOTAL IRELAND........................................................                      19,127,865                 0.7%
                                                                                         ------------                ----
ISRAEL -- (0.8%)
    Other Securities.................................................                      20,943,474                 0.8%
                                                                                         ------------                ----
ITALY -- (3.2%)
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................   334,965             5,131,664                 0.2%
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   368,536             5,719,223                 0.2%
    UniCredit SpA....................................................   351,851             4,463,941                 0.2%
    Other Securities.................................................                      70,006,221                 2.7%
                                                                                         ------------                ----
TOTAL ITALY..........................................................                      85,321,049                 3.3%
                                                                                         ------------                ----
JAPAN -- (24.2%)
    Honda Motor Co., Ltd.............................................   173,935             4,705,633                 0.2%
    Mitsubishi UFJ Financial Group, Inc..............................   899,300             4,662,230                 0.2%
    Toyota Motor Corp................................................    73,263             5,083,052                 0.2%
#   Toyota Motor Corp., Sponsored ADR................................    36,827             5,102,381                 0.2%
    Other Securities.................................................                     632,635,223                24.5%
                                                                                         ------------                ----
TOTAL JAPAN..........................................................                     652,188,519                25.3%
                                                                                         ------------                ----
NETHERLANDS -- (2.7%)
    Koninklijke Ahold Delhaize NV....................................   245,266             6,112,042                 0.2%
    Other Securities.................................................                      67,880,859                 2.7%
                                                                                         ------------                ----
TOTAL NETHERLANDS....................................................                      73,992,901                 2.9%
                                                                                         ------------                ----
NEW ZEALAND -- (0.5%)
    Other Securities.................................................                      12,804,985                 0.5%
                                                                                         ------------                ----
NORWAY -- (0.8%)
    Other Securities.................................................                      22,693,448                 0.9%
                                                                                         ------------                ----
PORTUGAL -- (0.3%)
    Other Securities.................................................                       7,810,504                 0.3%
                                                                                         ------------                ----
SINGAPORE -- (1.1%)
    Other Securities.................................................                      29,924,309                 1.2%
                                                                                         ------------                ----

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
SPAIN -- (1.9%)
    Banco Santander SA............................................... 1,257,170         $    5,047,910                0.2%
    Other Securities.................................................                       46,023,034                1.8%
                                                                                        --------------               ----
TOTAL SPAIN..........................................................                       51,070,944                2.0%
                                                                                        --------------               ----
SWEDEN -- (2.5%)
    Other Securities.................................................                       67,972,766                2.6%
                                                                                        --------------               ----
SWITZERLAND -- (6.3%)
    Adecco Group AG..................................................    80,719              4,798,434                0.2%
    Helvetia Holding AG..............................................    34,781              4,885,591                0.2%
    Nestle SA........................................................   110,012             11,769,228                0.5%
    Novartis AG......................................................    52,784              4,612,012                0.2%
    Novartis AG, Sponsored ADR.......................................    73,269              6,406,641                0.3%
    Swiss Prime Site AG..............................................    49,013              5,051,860                0.2%
    Zurich Insurance Group AG........................................    14,600              5,718,821                0.2%
    Other Securities.................................................                      126,001,618                4.8%
                                                                                        --------------               ----
TOTAL SWITZERLAND....................................................                      169,244,205                6.6%
                                                                                        --------------               ----
UNITED KINGDOM -- (13.3%)
    Anglo American P.L.C.............................................   188,743              4,857,696                0.2%
    BP P.L.C., Sponsored ADR.........................................   248,133              9,406,728                0.4%
    British American Tobacco P.L.C...................................   158,257              5,535,175                0.2%
#   HSBC Holdings P.L.C., Sponsored ADR..............................   277,592             10,490,202                0.4%
    Lloyds Banking Group P.L.C....................................... 6,332,142              4,657,962                0.2%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................   161,774              9,378,027                0.4%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................   102,022              5,946,862                0.2%
    Other Securities.................................................                      306,949,946               11.9%
                                                                                        --------------               ----
TOTAL UNITED KINGDOM.................................................                      357,222,598               13.9%
                                                                                        --------------               ----
UNITED STATES -- (0.0%)
    Other Security...................................................                           58,913                0.0%
                                                                                        --------------               ----
TOTAL COMMON STOCKS .................................................                    2,545,007,115               98.7%
                                                                                        --------------               ----
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Volkswagen AG....................................................    35,613              6,770,217                0.3%
    Other Securities.................................................                        7,776,261                0.3%
                                                                                        --------------               ----
TOTAL GERMANY........................................................                       14,546,478                0.6%
                                                                                        --------------               ----
UNITED KINGDOM -- (0.0%)
    Other Securities.................................................                           11,484                0.0%
                                                                                        --------------               ----
TOTAL PREFERRED STOCKS...............................................                       14,557,962                0.6%
                                                                                        --------------               ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                          162,813                0.0%
                                                                                        --------------               ----
TOTAL INVESTMENT SECURITIES
  (Cost $2,315,741,708)..............................................                    2,559,727,890
                                                                                        --------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (4.9%)
@(S)  The DFA Short Term Investment Fund............................... 11,468,926 $  132,706,943        5.1%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,448,435,980)................................................            $2,692,434,833      104.4%
                                                                                   ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                         --------------------------------------------------
                           LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                         ------------ -------------- ------- --------------
     Common Stocks
        Australia....... $    278,929 $  158,293,396   --    $  158,572,325
        Austria.........           --     16,594,922   --        16,594,922
        Belgium.........      943,834     38,152,785   --        39,096,619
        Canada..........  237,004,236        771,313   --       237,775,549
        China...........           --        184,231   --           184,231
        Denmark.........           --     40,985,746   --        40,985,746
        Finland.........           --     50,279,059   --        50,279,059
        France..........      323,203    187,604,824   --       187,928,027
        Germany.........    4,115,665    167,219,811   --       171,335,476
        Hong Kong.......      282,710     71,595,971   --        71,878,681
        Ireland.........    4,467,965     14,659,900   --        19,127,865
        Israel..........    1,119,449     19,824,025   --        20,943,474
        Italy...........    5,696,684     79,624,365   --        85,321,049
        Japan...........   10,757,044    641,431,475   --       652,188,519
        Netherlands.....    7,160,314     66,832,587   --        73,992,901
        New Zealand.....        7,845     12,797,140   --        12,804,985
        Norway..........       46,818     22,646,630   --        22,693,448
        Portugal........           --      7,810,504   --         7,810,504
        Singapore.......        3,484     29,920,825   --        29,924,309
        Spain...........    2,201,586     48,869,358   --        51,070,944
        Sweden..........      223,670     67,749,096   --        67,972,766
        Switzerland.....   10,735,339    158,508,866   --       169,244,205
        United Kingdom..   49,374,390    307,848,208   --       357,222,598
        United States...           --         58,913   --            58,913
     Preferred Stocks
        Germany.........           --     14,546,478   --        14,546,478
        United Kingdom..           --         11,484   --            11,484
     Rights/Warrants
        Canada..........           --         91,436   --            91,436
        Italy...........           --         26,887   --            26,887
        Norway..........           --          1,928   --             1,928
        Spain...........           --         42,417   --            42,417
        Sweden..........           --            145   --               145
     Securities Lending
       Collateral.......           --    132,706,943   --       132,706,943
                         ------------ --------------   --    --------------
     TOTAL.............. $334,743,165 $2,357,691,668   --    $2,692,434,833
                         ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
COMMON STOCKS -- (95.5%)
AUSTRALIA -- (6.2%)
    BHP Group, Ltd................................................... 247,858           $ 6,075,607                 0.9%
#   BHP Group, Ltd., Sponsored ADR...................................  22,391             1,095,144                 0.2%
    CSL, Ltd.........................................................  37,467             6,607,540                 1.0%
    Wesfarmers, Ltd.................................................. 116,799             3,209,042                 0.5%
    Other Securities.................................................                    24,927,780                 3.8%
                                                                                        -----------                ----
TOTAL AUSTRALIA......................................................                    41,915,113                 6.4%
                                                                                        -----------                ----
AUSTRIA -- (0.1%)
    Other Securities.................................................                     1,063,718                 0.1%
                                                                                        -----------                ----
BELGIUM -- (0.9%)
    Other Securities.................................................                     6,003,062                 0.9%
                                                                                        -----------                ----
CANADA -- (8.4%)
#   Bank of Montreal, (2076009)......................................  44,483             3,292,911                 0.5%
    Canadian National Railway Co.....................................  50,822             4,541,962                 0.7%
    Other Securities.................................................                    49,069,486                 7.4%
                                                                                        -----------                ----
TOTAL CANADA.........................................................                    56,904,359                 8.6%
                                                                                        -----------                ----
DENMARK -- (1.5%)
    Novo Nordisk A.S., Class B....................................... 162,073             8,912,183                 1.4%
    Other Security...................................................                     1,473,285                 0.2%
                                                                                        -----------                ----
TOTAL DENMARK........................................................                    10,385,468                 1.6%
                                                                                        -----------                ----
FINLAND -- (0.9%)
    Other Securities.................................................                     6,427,598                 1.0%
                                                                                        -----------                ----
FRANCE -- (10.2%)
    Airbus SE........................................................  41,631             5,972,310                 0.9%
    Cie Generale des Etablissements Michelin SCA.....................  30,215             3,678,893                 0.6%
    Kering SA........................................................   6,008             3,418,530                 0.5%
    Legrand SA.......................................................  39,914             3,118,241                 0.5%
    LVMH Moet Hennessy Louis Vuitton SE..............................  24,113            10,297,592                 1.6%
#   Orange SA........................................................ 199,445             3,209,966                 0.5%
    Safran SA........................................................  28,182             4,463,744                 0.7%
#   Vinci SA.........................................................  44,122             4,950,322                 0.8%
    Other Securities.................................................                    30,051,246                 4.4%
                                                                                        -----------                ----
TOTAL FRANCE.........................................................                    69,160,844                10.5%
                                                                                        -----------                ----
GERMANY -- (6.9%)
    Adidas AG........................................................  12,924             3,995,154                 0.6%
    Deutsche Boerse AG...............................................  21,224             3,286,741                 0.5%
    Deutsche Post AG.................................................  85,557             3,030,860                 0.5%
    Deutsche Telekom AG.............................................. 307,595             5,412,306                 0.8%
    E.ON SE.......................................................... 333,869             3,366,891                 0.5%
    Infineon Technologies AG......................................... 187,753             3,636,544                 0.6%
    Other Securities.................................................                    24,036,078                 3.6%
                                                                                        -----------                ----
TOTAL GERMANY........................................................                    46,764,574                 7.1%
                                                                                        -----------                ----

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED


                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
HONG KONG -- (2.7%)
    Other Securities.................................................                  $ 18,293,655                 2.8%
                                                                                       ------------                ----
IRELAND -- (0.5%)
    Other Securities.................................................                     3,186,938                 0.5%
                                                                                       ------------                ----
ISRAEL -- (0.4%)
    Other Securities.................................................                     2,564,370                 0.4%
                                                                                       ------------                ----
ITALY -- (2.0%)
    Other Securities.................................................                    13,911,759                 2.1%
                                                                                       ------------                ----
JAPAN -- (21.9%)
    Daikin Industries, Ltd...........................................  22,900             3,205,075                 0.5%
    Kao Corp.........................................................  36,700             2,950,630                 0.5%
    KDDI Corp........................................................ 192,800             5,334,996                 0.8%
    NTT DOCOMO, Inc.................................................. 139,000             3,810,699                 0.6%
    Recruit Holdings Co., Ltd........................................ 105,600             3,509,515                 0.5%
    Seven & I Holdings Co., Ltd......................................  79,800             3,014,867                 0.5%
#   SoftBank Group Corp.............................................. 177,100             6,812,400                 1.0%
    Sony Corp........................................................ 134,900             8,211,247                 1.2%
    Tokyo Electron, Ltd..............................................  14,300             2,897,160                 0.4%
    Other Securities.................................................                   108,744,826                16.5%
                                                                                       ------------                ----
TOTAL JAPAN..........................................................                   148,491,415                22.5%
                                                                                       ------------                ----
NETHERLANDS -- (3.3%)
    Koninklijke Ahold Delhaize NV.................................... 144,612             3,603,739                 0.6%
#   Unilever NV......................................................  82,174             4,867,988                 0.8%
    Wolters Kluwer NV................................................  47,304             3,484,081                 0.5%
    Other Securities.................................................                    10,435,471                 1.5%
                                                                                       ------------                ----
TOTAL NETHERLANDS....................................................                    22,391,279                 3.4%
                                                                                       ------------                ----
NEW ZEALAND -- (0.2%)
    Other Securities.................................................                     1,389,377                 0.2%
                                                                                       ------------                ----
NORWAY -- (0.7%)
    Other Securities.................................................                     4,504,977                 0.7%
                                                                                       ------------                ----
PORTUGAL -- (0.1%)
    Other Security...................................................                       529,550                 0.1%
                                                                                       ------------                ----
SINGAPORE -- (1.1%)
    Other Securities.................................................                     7,661,402                 1.2%
                                                                                       ------------                ----
SPAIN -- (2.6%)
    Industria de Diseno Textil SA....................................  92,858             2,893,530                 0.4%
    Telefonica SA.................................................... 484,179             3,718,146                 0.6%
    Other Securities.................................................                    11,066,453                 1.7%
                                                                                       ------------                ----
TOTAL SPAIN..........................................................                    17,678,129                 2.7%
                                                                                       ------------                ----
SWEDEN -- (2.3%)
    Other Securities.................................................                    15,802,276                 2.4%
                                                                                       ------------                ----
SWITZERLAND -- (8.1%)
    Givaudan SA......................................................   1,629             4,785,894                 0.7%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

                                                                                                               PERCENTAGE
                                                                    SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   --------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
      Nestle SA...................................................    98,099          $ 10,494,760                  1.6%
      Roche Holding AG............................................     2,735               815,377                  0.1%
      Roche Holding AG............................................    67,939            20,446,636                  3.1%
      Sika AG.....................................................    18,454             3,172,363                  0.5%
      Other Securities............................................                      15,399,208                  2.4%
                                                                                      ------------                -----
TOTAL SWITZERLAND.................................................                      55,114,238                  8.4%
                                                                                      ------------                -----
UNITED KINGDOM -- (14.5%)
      AstraZeneca P.L.C...........................................    26,662             2,600,004                  0.4%
#     AstraZeneca P.L.C., Sponsored ADR...........................   192,433             9,434,990                  1.4%
      BHP Group P.L.C.............................................   171,304             3,633,451                  0.6%
      BT Group P.L.C.............................................. 1,702,202             4,517,400                  0.7%
      Compass Group P.L.C.........................................   132,577             3,529,738                  0.5%
      Diageo P.L.C., Sponsored ADR................................    43,065             7,057,061                  1.1%
      Experian P.L.C..............................................   143,441             4,521,447                  0.7%
      Ferguson P.L.C..............................................    39,071             3,336,421                  0.5%
      GlaxoSmithKline P.L.C.......................................    14,845               340,024                  0.1%
      GlaxoSmithKline P.L.C., Sponsored ADR.......................   171,685             7,863,173                  1.2%
      Imperial Brands P.L.C.......................................   173,832             3,813,085                  0.6%
#     Rio Tinto P.L.C., Sponsored ADR.............................    97,092             5,049,755                  0.8%
      Unilever P.L.C., Sponsored ADR..............................    92,117             5,537,153                  0.8%
      Other Securities............................................                      37,037,697                  5.5%
                                                                                      ------------                -----
TOTAL UNITED KINGDOM..............................................                      98,271,399                 14.9%
                                                                                      ------------                -----
TOTAL COMMON STOCKS...............................................                     648,415,500                 98.5%
                                                                                      ------------                -----
PREFERRED STOCKS -- (0.7%)
GERMANY -- (0.7%)
      Volkswagen AG...............................................    18,995             3,611,048                  0.6%
      Other Securities............................................                       1,379,143                  0.1%
                                                                                      ------------                -----
TOTAL GERMANY.....................................................                       4,990,191                  0.7%
                                                                                      ------------                -----
UNITED KINGDOM -- (0.0%)
      Other Security..............................................                           8,891                  0.0%
                                                                                      ------------                -----
TOTAL PREFERRED STOCKS............................................                       4,999,082                  0.7%
                                                                                      ------------                -----
TOTAL INVESTMENT SECURITIES
  (Cost $618,186,641).............................................                     653,414,582
                                                                                      ------------

                                                                                         VALUE+
                                                                             -------------------------------
SECURITIES LENDING COLLATERAL -- (3.8%)
@(S)  The DFA Short Term Investment Fund.......................... 2,244,424            25,970,231                  4.0%
                                                                                      ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $644,155,045).............................................                    $679,384,813                103.2%
                                                                                      ============                =====

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                              ----------------------------------------------
                                LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                              ------------ ------------ ------- ------------
    Common Stocks
       Australia............. $  1,095,144 $ 40,819,969   --    $ 41,915,113
       Austria...............           --    1,063,718   --       1,063,718
       Belgium...............           --    6,003,062   --       6,003,062
       Canada................   56,904,359           --   --      56,904,359
       Denmark...............           --   10,385,468   --      10,385,468
       Finland...............           --    6,427,598   --       6,427,598
       France................      219,066   68,941,778   --      69,160,844
       Germany...............           --   46,764,574   --      46,764,574
       Hong Kong.............           --   18,293,655   --      18,293,655
       Ireland...............      683,389    2,503,549   --       3,186,938
       Israel................      652,437    1,911,933   --       2,564,370
       Italy.................    1,255,501   12,656,258   --      13,911,759
       Japan.................           --  148,491,415   --     148,491,415
       Netherlands...........    5,625,081   16,766,198   --      22,391,279
       New Zealand...........           --    1,389,377   --       1,389,377
       Norway................           --    4,504,977   --       4,504,977
       Portugal..............           --      529,550   --         529,550
       Singapore.............           --    7,661,402   --       7,661,402
       Spain.................           --   17,678,129   --      17,678,129
       Sweden................           --   15,802,276   --      15,802,276
       Switzerland...........       37,245   55,076,993   --      55,114,238
       United Kingdom........   37,473,237   60,798,162   --      98,271,399
    Preferred Stocks
       Germany...............           --    4,990,191   --       4,990,191
       United Kingdom........           --        8,891   --           8,891
    Securities Lending
      Collateral.............           --   25,970,231   --      25,970,231
                              ------------ ------------   --    ------------
    TOTAL.................... $103,945,459 $575,439,354   --    $679,384,813
                              ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                         WORLD EX U.S. VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                               SHARES      VALUE+
                                                                                              --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company.........           $193,496,699
Investment in Dimensional Emerging Markets Value Fund........................................             79,522,820
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group
  Inc........................................................................................ 1,565,459   29,086,235
                                                                                                        ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $290,856,255)........................................................................           $302,105,754
                                                                                                        ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------
                                                               LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
                                                             ------------ -------- -------- ------------
Affiliated Investment Companies............................. $302,105,754       --       -- $302,105,754
                                                             ------------ -------- -------- ------------
TOTAL....................................................... $302,105,754       --       -- $302,105,754
                                                             ============ ======== ======== ============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
COMMON STOCKS -- (98.9%)
AUSTRALIA -- (5.5%)
    BlueScope Steel, Ltd............................................. 117,966           $ 1,079,882                 0.2%
    Boral, Ltd....................................................... 337,513             1,171,817                 0.2%
    Incitec Pivot, Ltd............................................... 464,128             1,104,364                 0.2%
    Other Securities.................................................                    26,063,776                 4.9%
                                                                                        -----------                 ---
TOTAL AUSTRALIA......................................................                    29,419,839                 5.5%
                                                                                        -----------                 ---
AUSTRIA -- (0.6%)
    Raiffeisen Bank International AG.................................  43,878             1,081,122                 0.2%
    Other Securities.................................................                     2,281,766                 0.4%
                                                                                        -----------                 ---
TOTAL AUSTRIA........................................................                     3,362,888                 0.6%
                                                                                        -----------                 ---
BELGIUM -- (1.2%)
    Ageas............................................................  24,339             1,403,647                 0.3%
    Other Securities.................................................                     4,890,639                 0.9%
                                                                                        -----------                 ---
TOTAL BELGIUM........................................................                     6,294,286                 1.2%
                                                                                        -----------                 ---
BRAZIL -- (1.8%)
    Other Securities.................................................                     9,726,426                 1.8%
                                                                                        -----------                 ---
CANADA -- (7.1%)
    First Quantum Minerals, Ltd...................................... 124,350             1,050,805                 0.2%
*   Kinross Gold Corp................................................ 413,553             2,009,520                 0.4%
    Lundin Mining Corp............................................... 216,814             1,094,688                 0.2%
    Yamana Gold, Inc................................................. 321,295             1,173,357                 0.2%
    Other Securities.................................................                    32,169,626                 6.0%
                                                                                        -----------                 ---
TOTAL CANADA.........................................................                    37,497,996                 7.0%
                                                                                        -----------                 ---
CHILE -- (0.2%)
    Other Securities.................................................                       885,270                 0.2%
                                                                                        -----------                 ---
CHINA -- (5.7%)
    Other Securities.................................................                    30,472,172                 5.7%
                                                                                        -----------                 ---
COLOMBIA -- (0.1%)
    Other Securities.................................................                       522,394                 0.1%
                                                                                        -----------                 ---
DENMARK -- (1.1%)
    Other Securities.................................................                     6,092,261                 1.1%
                                                                                        -----------                 ---
FINLAND -- (1.7%)
    Huhtamaki Oyj....................................................  24,407             1,130,178                 0.2%
    Stora Enso Oyj, Class R.......................................... 103,034             1,338,589                 0.3%
    Other Securities.................................................                     6,321,578                 1.2%
                                                                                        -----------                 ---
TOTAL FINLAND........................................................                     8,790,345                 1.7%
                                                                                        -----------                 ---
FRANCE -- (4.9%)
    Arkema SA........................................................  18,073             1,849,553                 0.4%
    Atos SE..........................................................  20,609             1,599,394                 0.3%
    Eiffage SA.......................................................  14,549             1,562,652                 0.3%
    Rexel SA.........................................................  88,383             1,095,729                 0.2%

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CONTINUED


                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
FRANCE -- (Continued)
    SCOR SE..........................................................  39,667          $  1,673,119                 0.3%
    Valeo SA.........................................................  53,015             1,974,315                 0.4%
    Other Securities.................................................                    16,253,020                 3.0%
                                                                                       ------------                ----
TOTAL FRANCE.........................................................                    26,007,782                 4.9%
                                                                                       ------------                ----
GERMANY -- (5.1%)
    Commerzbank AG................................................... 311,524             1,864,080                 0.4%
    Covestro AG......................................................  36,003             1,728,933                 0.3%
    GEA Group AG.....................................................  45,578             1,392,036                 0.3%
    KION Group AG....................................................  19,993             1,330,289                 0.3%
    Lanxess AG.......................................................  17,402             1,130,768                 0.2%
    OSRAM Licht AG...................................................  28,719             1,285,596                 0.3%
    Rheinmetall AG...................................................  12,040             1,452,103                 0.3%
    Other Securities.................................................                    17,004,229                 3.0%
                                                                                       ------------                ----
TOTAL GERMANY........................................................                    27,188,034                 5.1%
                                                                                       ------------                ----
GREECE -- (0.1%)
    Other Securities.................................................                       353,469                 0.1%
                                                                                       ------------                ----
HONG KONG -- (1.7%)
    Other Securities.................................................                     8,870,932                 1.7%
                                                                                       ------------                ----
INDIA -- (2.5%)
    Other Securities.................................................                    13,219,772                 2.5%
                                                                                       ------------                ----
INDONESIA -- (0.6%)
    Other Securities.................................................                     3,168,078                 0.6%
                                                                                       ------------                ----
IRELAND -- (0.8%)
    Bank of Ireland Group P.L.C...................................... 376,009             1,812,375                 0.4%
    Flutter Entertainment P.L.C .....................................  10,939             1,130,518                 0.2%
    Other Securities.................................................                     1,282,796                 0.2%
                                                                                       ------------                ----
TOTAL IRELAND........................................................                     4,225,689                 0.8%
                                                                                       ------------                ----
ISRAEL -- (0.6%)
    Other Securities.................................................                     3,227,305                 0.6%
                                                                                       ------------                ----
ITALY -- (2.9%)
*   Banco BPM SpA.................................................... 469,718             1,069,249                 0.2%
    Mediobanca Banca di Credito Finanziario SpA...................... 181,748             2,161,225                 0.4%
    Other Securities.................................................                    12,254,436                 2.3%
                                                                                       ------------                ----
TOTAL ITALY..........................................................                    15,484,910                 2.9%
                                                                                       ------------                ----
JAPAN -- (20.0%)
    Teijin, Ltd......................................................  53,200             1,066,039                 0.2%
    Other Securities.................................................                   105,167,377                19.7%
                                                                                       ------------                ----
TOTAL JAPAN..........................................................                   106,233,416                19.9%
                                                                                       ------------                ----
MALAYSIA -- (0.8%)
    Other Securities.................................................                     4,208,922                 0.8%
                                                                                       ------------                ----

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CONTINUED


                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
MEXICO -- (0.7%)
    Other Securities.................................................                   $ 3,567,876                 0.7%
                                                                                        -----------                 ---
NETHERLANDS -- (1.9%)
    ASM International NV.............................................  12,430             1,253,214                 0.2%
    ASR Nederland NV.................................................  44,759             1,640,802                 0.3%
    Randstad NV......................................................  28,886             1,603,082                 0.3%
    Other Securities.................................................                     5,500,862                 1.1%
                                                                                        -----------                 ---
TOTAL NETHERLANDS....................................................                     9,997,960                 1.9%
                                                                                        -----------                 ---
NEW ZEALAND -- (0.4%)
    Other Securities.................................................                     2,094,156                 0.4%
                                                                                        -----------                 ---
NORWAY -- (0.6%)
    Other Securities.................................................                     3,444,784                 0.6%
                                                                                        -----------                 ---
PHILIPPINES -- (0.3%)
    Other Securities.................................................                     1,675,710                 0.3%
                                                                                        -----------                 ---
POLAND -- (0.3%)
    Other Securities.................................................                     1,487,645                 0.3%
                                                                                        -----------                 ---
PORTUGAL -- (0.2%)
    Other Securities.................................................                     1,221,956                 0.2%
                                                                                        -----------                 ---
RUSSIA -- (0.2%)
    Other Securities.................................................                       937,638                 0.2%
                                                                                        -----------                 ---
SINGAPORE -- (0.6%)
    Other Securities.................................................                     3,364,135                 0.6%
                                                                                        -----------                 ---
SOUTH AFRICA -- (1.9%)
*   Impala Platinum Holdings, Ltd.................................... 164,273             1,131,014                 0.2%
    Other Securities.................................................                     8,803,896                 1.7%
                                                                                        -----------                 ---
TOTAL SOUTH AFRICA...................................................                     9,934,910                 1.9%
                                                                                        -----------                 ---
SOUTH KOREA -- (3.5%)
    Other Securities.................................................                    18,601,185                 3.5%
                                                                                        -----------                 ---
SPAIN -- (1.6%)
    Other Securities.................................................                     8,574,076                 1.6%
                                                                                        -----------                 ---
SWEDEN -- (2.1%)
    Other Securities.................................................                    11,423,182                 2.1%
                                                                                        -----------                 ---
SWITZERLAND -- (3.7%)
    Adecco Group AG..................................................  41,835             2,486,930                 0.5%
    Baloise Holding AG...............................................  14,564             2,693,661                 0.5%
    Swiss Prime Site AG..............................................  11,884             1,224,906                 0.2%
    Other Securities.................................................                    13,437,386                 2.5%
                                                                                        -----------                 ---
TOTAL SWITZERLAND....................................................                    19,842,883                 3.7%
                                                                                        -----------                 ---
TAIWAN -- (4.2%)
    Other Securities.................................................                    22,274,629                 4.2%
                                                                                        -----------                 ---

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CONTINUED

                                                                                  PERCENTAGE
                                        SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                        ------- ------------------------------- ---------------
THAILAND -- (0.7%)
        Other Securities...............                  $  3,969,256                 0.7%
                                                         ------------                ----
TURKEY -- (0.2%)
        Other Securities...............                     1,008,023                 0.2%
                                                         ------------                ----
UNITED KINGDOM -- (10.8%)
        Barratt Developments P.L.C..... 181,197             1,481,793                 0.3%
        Bellway P.L.C..................  31,871             1,304,462                 0.3%
        Berkeley Group Holdings P.L.C..  26,611             1,516,811                 0.3%
        Cobham P.L.C................... 666,518             1,363,350                 0.3%
        GVC Holdings P.L.C.............  91,501             1,055,627                 0.2%
        Investec P.L.C................. 211,733             1,200,411                 0.2%
        J Sainsbury P.L.C.............. 406,591             1,071,479                 0.2%
        Kingfisher P.L.C............... 593,169             1,591,239                 0.3%
        Merlin Entertainments P.L.C.... 189,161             1,114,434                 0.2%
        Phoenix Group Holdings P.L.C... 137,472             1,255,688                 0.2%
        Taylor Wimpey P.L.C............ 568,351             1,218,944                 0.2%
        Travis Perkins P.L.C...........  79,648             1,479,393                 0.3%
        Tullow Oil P.L.C............... 435,039             1,162,565                 0.2%
        Wm Morrison Supermarkets P.L.C. 712,962             1,841,833                 0.4%
        Other Securities...............                    38,646,180                 7.2%
                                                         ------------                ----
TOTAL UNITED KINGDOM...................                    57,304,209                10.8%
                                                         ------------                ----
TOTAL COMMON STOCKS....................                   525,976,399                98.7%
                                                         ------------                ----
PREFERRED STOCKS -- (0.6%)
BRAZIL -- (0.4%)
        Other Securities...............                     2,281,936                 0.4%
                                                         ------------                ----
COLOMBIA -- (0.0%)
        Other Security.................                        58,305                 0.0%
                                                         ------------                ----
GERMANY -- (0.2%)
        Other Securities...............                       903,541                 0.2%
                                                         ------------                ----
TOTAL PREFERRED STOCKS.................                     3,243,782                 0.6%
                                                         ------------                ----
RIGHTS/WARRANTS -- (0.0%)
        Other Securities...............                        32,414                 0.0%
                                                         ------------                ----
TOTAL INVESTMENT SECURITIES
  (Cost $542,407,680)..................                   529,252,595
                                                         ------------

                                                            VALUE+
                                                -------------------------------
SECURITIES LENDING COLLATERAL -- (0.5%)
@(S)    The DFA Short Term Investment
          Fund......................... 241,696             2,796,664                 0.5%
                                                         ------------                ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $545,203,945)..................                  $532,049,259                99.8%
                                                         ============                ====

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CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                           ---------------------------------------------
                             LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                           ----------- ------------ ------- ------------
       Common Stocks
          Australia....... $    30,328 $ 29,389,511   --    $ 29,419,839
          Austria.........          --    3,362,888   --       3,362,888
          Belgium.........          --    6,294,286   --       6,294,286
          Brazil..........   9,726,426           --   --       9,726,426
          Canada..........  37,356,765      141,231   --      37,497,996
          Chile...........       8,172      877,098   --         885,270
          China...........   1,425,951   29,046,221   --      30,472,172
          Colombia........     522,394           --   --         522,394
          Denmark.........          --    6,092,261   --       6,092,261
          Finland.........          --    8,790,345   --       8,790,345
          France..........          --   26,007,782   --      26,007,782
          Germany.........          --   27,188,034   --      27,188,034
          Greece..........          --      353,469   --         353,469
          Hong Kong.......          --    8,870,932   --       8,870,932
          India...........      87,334   13,132,438   --      13,219,772
          Indonesia.......          --    3,168,078   --       3,168,078
          Ireland.........          --    4,225,689   --       4,225,689
          Israel..........          --    3,227,305   --       3,227,305
          Italy...........      97,660   15,387,250   --      15,484,910
          Japan...........          --  106,233,416   --     106,233,416
          Malaysia........       2,061    4,206,861   --       4,208,922
          Mexico..........   3,567,876           --   --       3,567,876
          Netherlands.....      44,034    9,953,926   --       9,997,960
          New Zealand.....          --    2,094,156   --       2,094,156
          Norway..........          --    3,444,784   --       3,444,784
          Philippines.....          --    1,675,710   --       1,675,710
          Poland..........          --    1,487,645   --       1,487,645
          Portugal........          --    1,221,956   --       1,221,956
          Russia..........     760,526      177,112   --         937,638
          Singapore.......          --    3,364,135   --       3,364,135
          South Africa....     865,420    9,069,490   --       9,934,910
          South Korea.....      18,763   18,582,422   --      18,601,185
          Spain...........          --    8,574,076   --       8,574,076
          Sweden..........      51,070   11,372,112   --      11,423,182
          Switzerland.....          --   19,842,883   --      19,842,883
          Taiwan..........          --   22,274,629   --      22,274,629
          Thailand........   3,969,256           --   --       3,969,256
          Turkey..........          --    1,008,023   --       1,008,023
          United Kingdom..      91,520   57,212,689   --      57,304,209
       Preferred Stocks
          Brazil..........   2,281,936           --   --       2,281,936
          Colombia........      58,305           --   --          58,305
          Germany.........          --      903,541   --         903,541
       Rights/Warrants
          Canada..........          --       18,903   --          18,903
          Italy...........          --        9,119   --           9,119
          Norway..........          --          917   --             917
          Taiwan..........          --        1,406   --           1,406
          Thailand........          --        2,069   --           2,069
       Securities Lending
         Collateral.......          --    2,796,664   --       2,796,664
                           ----------- ------------   --    ------------
       TOTAL.............. $60,965,797 $471,083,462   --    $532,049,259
                           =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (96.2%)
AUSTRALIA -- (4.4%)
    BHP Group, Ltd...................................................    487,213          $ 11,942,785                 0.3%
    Other Securities.................................................                      156,160,170                 4.2%
                                                                                          ------------                 ---
TOTAL AUSTRALIA......................................................                      168,102,955                 4.5%
                                                                                          ------------                 ---
AUSTRIA -- (0.4%)
    Other Securities.................................................                       15,631,664                 0.4%
                                                                                          ------------                 ---
BELGIUM -- (0.9%)
    Other Securities.................................................                       32,834,130                 0.9%
                                                                                          ------------                 ---
BRAZIL -- (1.8%)
    Other Securities.................................................                       66,980,639                 1.8%
                                                                                          ------------                 ---
CANADA -- (6.4%)
    Bank of Montreal, (2073174)......................................     92,353             6,833,198                 0.2%
    Royal Bank of Canada.............................................     97,391             7,855,558                 0.2%
    Other Securities.................................................                      230,882,043                 6.2%
                                                                                          ------------                 ---
TOTAL CANADA.........................................................                      245,570,799                 6.6%
                                                                                          ------------                 ---
CHILE -- (0.2%)
    Other Securities.................................................                        8,664,068                 0.2%
                                                                                          ------------                 ---
CHINA -- (7.3%)
    China Construction Bank Corp., Class H........................... 12,926,000            10,357,222                 0.3%
    China Mobile, Ltd................................................    841,000             6,834,550                 0.2%
    Ping An Insurance Group Co. of China, Ltd., Class H..............    712,000             8,217,748                 0.2%
    Tencent Holdings, Ltd............................................    456,700            18,525,082                 0.5%
    Other Securities.................................................                      234,487,263                 6.3%
                                                                                          ------------                 ---
TOTAL CHINA..........................................................                      278,421,865                 7.5%
                                                                                          ------------                 ---
COLOMBIA -- (0.1%)
    Other Securities.................................................                        3,444,108                 0.1%
                                                                                          ------------                 ---
CZECH REPUBLIC -- (0.0%)
    Other Securities.................................................                        1,629,969                 0.1%
                                                                                          ------------                 ---
DENMARK -- (1.2%)
    Novo Nordisk A.S., Class B.......................................    147,009             8,083,833                 0.2%
    Other Securities.................................................                       36,386,616                 1.0%
                                                                                          ------------                 ---
TOTAL DENMARK........................................................                       44,470,449                 1.2%
                                                                                          ------------                 ---
EGYPT -- (0.0%)
    Other Securities.................................................                          311,231                 0.0%
                                                                                          ------------                 ---
FINLAND -- (1.2%)
    UPM-Kymmene Oyj..................................................    191,178             6,226,562                 0.2%
    Other Securities.................................................                       39,054,444                 1.0%
                                                                                          ------------                 ---
TOTAL FINLAND........................................................                       45,281,006                 1.2%
                                                                                          ------------                 ---

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CONTINUED


                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
FRANCE -- (5.9%)
    Airbus SE........................................................    49,446          $  7,093,436                 0.2%
    LVMH Moet Hennessy Louis Vuitton SE..............................    23,294             9,947,833                 0.3%
    Orange SA........................................................   390,196             6,280,006                 0.2%
    Peugeot SA.......................................................   282,821             7,162,756                 0.2%
    Total SA.........................................................   307,391            16,251,207                 0.4%
    Other Securities.................................................                     178,460,065                 4.8%
                                                                                         ------------                 ---
TOTAL FRANCE.........................................................                     225,195,303                 6.1%
                                                                                         ------------                 ---
GERMANY -- (4.9%)
    BASF SE..........................................................    85,761             6,519,483                 0.2%
    Bayerische Motoren Werke AG......................................    76,817             5,882,238                 0.2%
    Daimler AG.......................................................   180,199            10,509,699                 0.3%
    Deutsche Telekom AG..............................................   609,489            10,724,300                 0.3%
    Other Securities.................................................                     153,643,451                 4.0%
                                                                                         ------------                 ---
TOTAL GERMANY........................................................                     187,279,171                 5.0%
                                                                                         ------------                 ---
GREECE -- (0.0%)
    Other Securities.................................................                       1,782,922                 0.1%
                                                                                         ------------                 ---
HONG KONG -- (2.1%)
    AIA Group, Ltd...................................................   926,600             9,227,285                 0.3%
    Other Securities.................................................                      70,229,710                 1.8%
                                                                                         ------------                 ---
TOTAL HONG KONG......................................................                      79,456,995                 2.1%
                                                                                         ------------                 ---
HUNGARY -- (0.1%)
    Other Securities.................................................                       3,266,308                 0.1%
                                                                                         ------------                 ---
INDIA -- (2.7%)
    Reliance Industries, Ltd.........................................   296,998             6,124,650                 0.2%
    Other Securities.................................................                      98,753,783                 2.6%
                                                                                         ------------                 ---
TOTAL INDIA..........................................................                     104,878,433                 2.8%
                                                                                         ------------                 ---
INDONESIA -- (0.6%)
    Other Securities.................................................                      21,737,420                 0.6%
                                                                                         ------------                 ---
IRELAND -- (0.5%)
    CRH P.L.C., Sponsored ADR........................................   170,078             6,207,847                 0.2%
    Other Securities.................................................                      13,704,130                 0.3%
                                                                                         ------------                 ---
TOTAL IRELAND........................................................                      19,911,977                 0.5%
                                                                                         ------------                 ---
ISRAEL -- (0.5%)
    Other Securities.................................................                      19,683,789                 0.5%
                                                                                         ------------                 ---
ITALY -- (2.2%)
    Enel SpA......................................................... 1,025,364             7,946,940                 0.2%
    Eni SpA..........................................................   410,277             6,224,306                 0.2%
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   409,465             6,354,391                 0.2%
    Other Securities.................................................                      64,602,542                 1.7%
                                                                                         ------------                 ---
TOTAL ITALY..........................................................                      85,128,179                 2.3%
                                                                                         ------------                 ---
JAPAN -- (17.2%)
    Honda Motor Co., Ltd.............................................   259,300             7,015,096                 0.2%

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CONTINUED

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
JAPAN -- (Continued)
    SoftBank Group Corp.............................................. 273,944          $ 10,537,641                 0.3%
    Sony Corp........................................................ 104,000             6,330,391                 0.2%
    Toyota Motor Corp................................................ 316,688            21,972,093                 0.6%
    Other Securities.................................................                   610,614,709                16.4%
                                                                                       ------------                ----
TOTAL JAPAN..........................................................                   656,469,930                17.7%
                                                                                       ------------                ----
MALAYSIA -- (0.6%)
    Other Securities.................................................                    23,712,591                 0.6%
                                                                                       ------------                ----
MEXICO -- (0.7%)
    Other Securities.................................................                    27,070,347                 0.7%
                                                                                       ------------                ----
NETHERLANDS -- (2.1%)
    Koninklijke Ahold Delhaize NV.................................... 384,495             9,581,630                 0.3%
    Other Securities.................................................                    70,010,990                 1.9%
                                                                                       ------------                ----
TOTAL NETHERLANDS....................................................                    79,592,620                 2.2%
                                                                                       ------------                ----
NEW ZEALAND -- (0.3%)
    Other Securities.................................................                    11,844,747                 0.3%
                                                                                       ------------                ----
NORWAY -- (0.6%)
    Other Securities.................................................                    23,252,103                 0.6%
                                                                                       ------------                ----
PERU -- (0.0%)
    Other Securities.................................................                       465,177                 0.0%
                                                                                       ------------                ----
PHILIPPINES -- (0.3%)
    Other Securities.................................................                    11,146,274                 0.3%
                                                                                       ------------                ----
POLAND -- (0.3%)
    Other Securities.................................................                    11,013,664                 0.3%
                                                                                       ------------                ----
PORTUGAL -- (0.2%)
    Other Securities.................................................                     6,464,735                 0.2%
                                                                                       ------------                ----
RUSSIA -- (0.3%)
    Other Securities.................................................                    12,202,753                 0.3%
                                                                                       ------------                ----
SINGAPORE -- (0.7%)
    Other Securities.................................................                    28,523,426                 0.8%
                                                                                       ------------                ----
SOUTH AFRICA -- (1.8%)
    Other Securities.................................................                    67,674,301                 1.8%
                                                                                       ------------                ----
SOUTH KOREA -- (3.5%)
    Samsung Electronics Co., Ltd..................................... 661,530            28,591,225                 0.8%
    SK Hynix, Inc....................................................  96,784             6,805,460                 0.2%
    Other Securities.................................................                    98,390,169                 2.6%
                                                                                       ------------                ----
TOTAL SOUTH KOREA....................................................                   133,786,854                 3.6%
                                                                                       ------------                ----
SPAIN -- (1.6%)
    Iberdrola S.A.................................................... 720,436             7,405,354                 0.2%

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CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
SPAIN -- (Continued)
    Other Securities.................................................                   $   55,745,555                1.5%
                                                                                        --------------               ----
TOTAL SPAIN..........................................................                       63,150,909                1.7%
                                                                                        --------------               ----
SWEDEN -- (1.9%)
    Other Securities.................................................                       72,991,400                2.0%
                                                                                        --------------               ----
SWITZERLAND -- (4.9%)
    Nestle SA........................................................   243,456             26,045,242                0.7%
    Novartis AG......................................................   132,989             11,619,940                0.3%
    Roche Holding AG.................................................    58,789             17,692,891                0.5%
#   Swisscom AG......................................................    12,175              6,227,444                0.2%
    Other Securities.................................................                      123,999,077                3.3%
                                                                                        --------------               ----
TOTAL SWITZERLAND....................................................                      185,584,594                5.0%
                                                                                        --------------               ----
TAIWAN -- (4.2%)
    Taiwan Semiconductor Manufacturing Co., Ltd ..................... 1,104,000             10,818,977                0.3%
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR......   134,422              6,940,208                0.2%
    Other Securities.................................................                      141,358,911                3.8%
                                                                                        --------------               ----
TOTAL TAIWAN.........................................................                      159,118,096                4.3%
                                                                                        --------------               ----
THAILAND -- (0.8%)
    Other Securities.................................................                       29,236,795                0.8%
                                                                                        --------------               ----
TURKEY -- (0.2%)
    Other Securities.................................................                        8,157,254                0.2%
                                                                                        --------------               ----
UNITED KINGDOM -- (10.6%)
    Anglo American P.L.C.............................................   412,690             10,621,440                0.3%
#   AstraZeneca P.L.C., Sponsored ADR................................   170,655              8,367,215                0.2%
    BP P.L.C., Sponsored ADR.........................................   503,098             19,072,445                0.5%
#   GlaxoSmithKline P.L.C., Sponsored ADR............................   155,405              7,117,549                0.2%
    Glencore P.L.C................................................... 2,137,585              6,452,040                0.2%
    HSBC Holdings P.L.C., Sponsored ADR..............................   326,272             12,329,819                0.3%
    Rio Tinto P.L.C., Sponsored ADR..................................   172,914              8,993,257                0.3%
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................   161,107              9,339,373                0.3%
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................   124,657              7,266,257                0.2%
    Vodafone Group P.L.C............................................. 3,043,900              6,211,746                0.2%
    Other Securities.................................................                      309,633,527                8.2%
                                                                                        --------------               ----
TOTAL UNITED KINGDOM.................................................                      405,404,668               10.9%
                                                                                        --------------               ----
TOTAL COMMON STOCKS..................................................                    3,676,526,618               98.9%
                                                                                        --------------               ----
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
    Petroleo Brasileiro SA...........................................   773,384              5,860,401                0.2%
    Other Securities.................................................                       12,280,293                0.3%
                                                                                        --------------               ----
TOTAL BRAZIL.........................................................                       18,140,694                0.5%
                                                                                        --------------               ----
CHILE -- (0.0%)
    Other Securities.................................................                          279,090                0.0%
                                                                                        --------------               ----

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                                    PERCENTAGE
                                                                         SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                        --------- ------------------------------- ---------------
COLOMBIA -- (0.0%)
      Other Securities.................................................                   $      558,901                 0.0%
                                                                                          --------------               -----
GERMANY -- (0.4%)
      Volkswagen AG....................................................    43,057              8,185,361                 0.2%
      Other Securities.................................................                        7,882,328                 0.2%
                                                                                          --------------               -----
TOTAL GERMANY..........................................................                       16,067,689                 0.4%
                                                                                          --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Securities.................................................                           15,422                 0.0%
                                                                                          --------------               -----
TOTAL PREFERRED STOCKS.................................................                       35,061,796                 0.9%
                                                                                          --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.................................................                          178,104                 0.0%
                                                                                          --------------               -----
TOTAL INVESTMENT SECURITIES
      (Cost $3,531,456,757)............................................                    3,711,766,518
                                                                                          --------------
                                                                                              VALUE+
                                                                                  -------------------------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund............................... 9,431,751            109,134,787                 2.9%
                                                                                          --------------               -----
TOTAL INVESTMENTS--(100.0%)
      (Cost $3,640,579,419)............................................                   $3,820,901,305               102.7%
                                                                                          ==============               =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------
                                                               LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                                             ------------ ------------ -------- ------------
Common Stocks
   Australia................................................ $    834,098 $167,268,857       -- $168,102,955
   Austria..................................................           --   15,631,664       --   15,631,664
   Belgium..................................................      367,871   32,466,259       --   32,834,130
   Brazil...................................................   66,980,639           --       --   66,980,639
   Canada...................................................  244,954,081      616,718       --  245,570,799
   Chile....................................................    1,635,577    7,028,491       --    8,664,068
   China....................................................   28,894,447  249,527,418       --  278,421,865
   Colombia.................................................    3,444,108           --       --    3,444,108
   Czech Republic...........................................           --    1,629,969       --    1,629,969
   Denmark..................................................      295,096   44,175,353       --   44,470,449
   Egypt....................................................      145,075      166,156       --      311,231
   Finland..................................................           --   45,281,006       --   45,281,006
   France...................................................    1,216,367  223,978,936       --  225,195,303
   Germany..................................................    1,684,657  185,594,514       --  187,279,171
   Greece...................................................           --    1,782,922       --    1,782,922
   Hong Kong................................................       92,481   79,364,514       --   79,456,995
   Hungary..................................................           --    3,266,308       --    3,266,308
   India....................................................    1,244,509  103,633,924       --  104,878,433
   Indonesia................................................      173,280   21,564,140       --   21,737,420
   Ireland..................................................    6,207,847   13,704,130       --   19,911,977
   Israel...................................................    1,268,436   18,415,353       --   19,683,789
   Italy....................................................      577,893   84,550,286       --   85,128,179

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------------
                                                               LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                             ------------ -------------- -------- --------------
   Japan.................................................... $  3,008,025 $  653,461,905       -- $  656,469,930
   Malaysia.................................................           --     23,712,591       --     23,712,591
   Mexico...................................................   27,070,124            223       --     27,070,347
   Netherlands..............................................   11,887,103     67,705,517       --     79,592,620
   New Zealand..............................................           --     11,844,747       --     11,844,747
   Norway...................................................      137,048     23,115,055       --     23,252,103
   Peru.....................................................      465,076            101       --        465,177
   Philippines..............................................      149,951     10,996,323       --     11,146,274
   Poland...................................................           --     11,013,664       --     11,013,664
   Portugal.................................................           --      6,464,735       --      6,464,735
   Russia...................................................    4,876,573      7,326,180       --     12,202,753
   Singapore................................................           --     28,523,426       --     28,523,426
   South Africa.............................................    6,824,838     60,849,463       --     67,674,301
   South Korea..............................................      893,282    132,893,572       --    133,786,854
   Spain....................................................      747,619     62,403,290       --     63,150,909
   Sweden...................................................       83,176     72,908,224       --     72,991,400
   Switzerland..............................................    4,453,239    181,131,355       --    185,584,594
   Taiwan...................................................    7,138,680    151,979,416       --    159,118,096
   Thailand.................................................   29,236,795             --       --     29,236,795
   Turkey...................................................       13,128      8,144,126       --      8,157,254
   United Kingdom...........................................   95,683,267    309,721,401       --    405,404,668
Preferred Stocks
   Brazil...................................................   18,140,694             --       --     18,140,694
   Chile....................................................           --        279,090       --        279,090
   Colombia.................................................      558,901             --       --        558,901
   Germany..................................................           --     16,067,689       --     16,067,689
   United Kingdom...........................................           --         15,422       --         15,422
Rights/Warrants
   Canada...................................................           --         24,701       --         24,701
   Indonesia................................................           --          7,708       --          7,708
   Italy....................................................           --         27,299       --         27,299
   Norway...................................................           --          2,336       --          2,336
   Spain....................................................           --         35,671       --         35,671
   Sweden...................................................           --             88       --             88
   Taiwan...................................................           --         10,291       --         10,291
   Thailand.................................................           --          2,879       --          2,879
   Turkey...................................................           --         67,131       --         67,131
Securities Lending Collateral...............................           --    109,134,787       --    109,134,787
                                                             ------------ -------------- -------- --------------
TOTAL....................................................... $571,383,981 $3,249,517,324       -- $3,820,901,305
                                                             ============ ============== ======== ==============

                See accompanying Notes to Financial Statements.

                          WORLD CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                    SHARES      VALUE+
                                                                  ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc........................................... 19,460,024 $480,857,199
Investment in International Core Equity Portfolio of DFA
  Investment Dimensions Group Inc................................ 22,636,475  298,575,095
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc................................  4,860,675  100,081,299
                                                                             ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $759,450,452)............................................            $879,513,593
                                                                             ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund,
  1.752% (Cost $54,514)..........................................     54,514       54,514
                                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $759,504,966)............................................            $879,568,107
                                                                             ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------
                                                               LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                             ------------ ------- ------- ------------
Affiliated Investment Companies............................. $879,513,593   --      --    $879,513,593
Temporary Cash Investments..................................       54,514   --      --          54,514
                                                             ------------   --      --    ------------
TOTAL....................................................... $879,568,107   --      --    $879,568,107
                                                             ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                  SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                               SHARES      VALUE+
                                                                                              --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc............ 8,237,784 $186,668,174
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc..... 9,047,935  119,342,269
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.. 3,111,461   64,064,978
                                                                                                        ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $292,044,491)........................................................................           $370,075,421
                                                                                                        ============

As of October 31, 2019, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                               UNREALIZED
                                                                                                FOREIGN
                                                                                                EXCHANGE
                                                                                  SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD                  COUNTERPARTY                   DATE    (DEPRECIATION)
------------------- -------------------- ---------------------------------------  ---------- --------------
USD        908,921  NOK        8,310,000 State Street Bank and Trust               11/05/19    $   5,274
USD        455,628  NZD          710,389 UBS AG                                    11/20/19           37
USD        799,688  ILS        2,798,980 Barclays Capital                          12/04/19        4,354
                                                                                               ---------
TOTAL APPRECIATION                                                                             $   9,665

USD      1,028,754  SGD        1,424,000 State Street Bank and Trust               11/05/19    $ (17,966)
USD      6,620,835  AUD        9,791,718 State Street Bank and Trust               11/08/19     (129,868)
USD                 HKD                  Australia and New Zealand Banking Group                  (8,013)
        10,751,729            84,315,271   Ltd.                                    11/08/19
USD      2,634,033  SEK       25,902,000 Bank of America Corp.                     01/02/20      (58,195)
USD      6,436,180  CAD        8,513,000 Citibank, N.A.                            01/02/20      (29,815)
USD      1,709,025  DKK       11,396,677 State Street Bank and Trust               01/16/20       (2,216)
USD      6,938,758  CHF        6,816,628 State Street Bank and Trust               01/22/20      (15,243)
USD     16,067,017  GBP       12,438,609 State Street Bank and Trust               01/22/20      (87,996)
USD     30,080,454  EUR       26,841,855 Barclays Capital                          01/22/20      (22,895)
USD     25,410,483  JPY    2,742,314,801 State Street Bank and Trust               01/23/20     (121,361)
                                                                                               ---------
TOTAL (DEPRECIATION)                                                                           $(493,568)
                                                                                               ---------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                 $(483,903)
                                                                                               =========

As of October 31, 2019, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                                UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL    MARKET    APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE      VALUE    (DEPRECIATION)
-----------                                        --------- ---------- ---------- ---------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    37      12/20/19  $5,564,167 $5,616,230    $52,063
                                                                        ---------- ----------    -------
TOTAL FUTURES CONTRACTS...........................                      $5,564,167 $5,616,230    $52,063
                                                                        ========== ==========    =======

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------------
                                                     LEVEL 1     LEVEL 2   LEVEL 3      TOTAL
                                                   ------------ ---------  -------- ------------
Affiliated Investment Companies................... $370,075,421        --        -- $370,075,421
Forward Currency Contracts**......................           -- $(483,903)       --     (483,903)
Futures Contracts**...............................       52,063        --        --       52,063
                                                   ------------ ---------  -------- ------------
TOTAL............................................. $370,127,484 $(483,903)       -- $369,643,581
                                                   ============ =========  ======== ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                          EMERGING MARKETS PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                               VALUE+
                                                                                           --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company............. $5,967,457,700
                                                                                           --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES...................................... $5,967,457,700
                                                                                           ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     EMERGING MARKETS SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                               VALUE+
                                                                                           --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company... $6,425,658,356
                                                                                           --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES...................................... $6,425,658,356
                                                                                           ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       EMERGING MARKETS VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                               VALUE+
                                                                                           ---------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in Dimensional Emerging Markets Value Fund..................................... $17,191,982,300
                                                                                           ---------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES...................................... $17,191,982,300
                                                                                           ===============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
COMMON STOCKS -- (95.4%)
BRAZIL -- (7.8%)
#   Ambev SA, ADR....................................................  16,187,015         $   69,766,035                0.3%
    B3 SA - Brasil Bolsa Balcao......................................   5,891,987             71,077,006                0.3%
    Banco Bradesco SA, ADR...........................................  12,110,773            106,090,374                0.4%
    JBS SA...........................................................  10,406,375             73,406,395                0.3%
    Lojas Renner SA..................................................   5,750,796             72,772,197                0.3%
    Petroleo Brasileiro SA...........................................  19,448,656            158,576,500                0.6%
    Petroleo Brasileiro SA , Sponsored ADR (US71654V1017)............   4,065,689             61,351,247                0.2%
*   Vale SA..........................................................  20,424,690            240,380,346                0.8%
    Other Securities.................................................                      1,411,222,938                4.7%
                                                                                          --------------               ----
TOTAL BRAZIL.........................................................                      2,264,643,038                7.9%
                                                                                          --------------               ----
CHILE -- (1.1%)
    Other Securities.................................................                        306,381,272                1.1%
                                                                                          --------------               ----
CHINA -- (16.8%)
*   Alibaba Group Holding, Ltd., Sponsored ADR.......................   1,367,252            241,552,411                0.9%
    Bank of China, Ltd., Class H..................................... 152,808,702             62,313,060                0.2%
    China Construction Bank Corp., Class H........................... 226,157,302            181,213,158                0.6%
    China Mobile, Ltd................................................  13,173,000            107,052,952                0.4%
    China Mobile, Ltd., Sponsored ADR................................   2,006,206             81,010,598                0.3%
    CNOOC, Ltd.......................................................  45,385,000             67,544,217                0.3%
    Industrial & Commercial Bank of China, Ltd., Class H............. 171,010,725            122,510,914                0.4%
    NetEase, Inc., ADR...............................................     262,311             74,984,222                0.3%
    Ping An Insurance Group Co. of China, Ltd., Class H..............  17,442,500            201,317,504                0.7%
    Tencent Holdings, Ltd............................................  11,743,400            476,346,515                1.7%
    Other Securities.................................................                      3,261,644,373               11.2%
                                                                                          --------------               ----
TOTAL CHINA..........................................................                      4,877,489,924               17.0%
                                                                                          --------------               ----
COLOMBIA -- (0.4%)
    Other Securities.................................................                        109,459,510                0.4%
                                                                                          --------------               ----
CZECH REPUBLIC -- (0.1%)
    Other Securities.................................................                         45,214,007                0.2%
                                                                                          --------------               ----
EGYPT -- (0.1%)
    Other Securities.................................................                         21,260,793                0.1%
                                                                                          --------------               ----
GREECE -- (0.3%)
    Other Securities.................................................                         76,210,137                0.3%
                                                                                          --------------               ----
HONG KONG -- (0.0%)
    Other Security...................................................                          2,529,869                0.0%
                                                                                          --------------               ----
HUNGARY -- (0.4%)
    Other Securities.................................................                        114,037,762                0.4%
                                                                                          --------------               ----
INDIA -- (12.2%)
    Bharti Airtel, Ltd...............................................  14,518,240             76,338,735                0.3%
    HDFC Bank Ltd....................................................   5,989,118            103,739,618                0.4%
    Hindustan Unilever, Ltd..........................................   2,140,531             65,763,066                0.2%
    Housing Development Finance Corp., Ltd...........................   3,498,747            105,255,759                0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                                    PERCENTAGE
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ----------- ------------------------------- ---------------
INDIA -- (Continued)
    Infosys, Ltd.....................................................  12,734,298         $  122,701,295                0.4%
    Infosys, Ltd., Sponsored ADR.....................................   7,416,008             71,119,517                0.3%
    Reliance Industries, Ltd.........................................  11,554,051            238,265,994                0.9%
    Tata Consultancy Services, Ltd...................................   3,896,968            125,021,445                0.5%
    Other Securities.................................................                      2,627,743,529                9.0%
                                                                                          --------------               ----
TOTAL INDIA..........................................................                      3,535,948,958               12.4%
                                                                                          --------------               ----
INDONESIA -- (2.7%)
    Bank Central Asia Tbk PT.........................................  27,776,800             62,173,567                0.2%
    Bank Rakyat Indonesia Persero Tbk PT............................. 281,291,900             84,284,958                0.3%
    Other Securities.................................................                        642,892,564                2.3%
                                                                                          --------------               ----
TOTAL INDONESIA......................................................                        789,351,089                2.8%
                                                                                          --------------               ----
MALAYSIA -- (2.8%)
    Other Securities.................................................                        806,049,962                2.8%
                                                                                          --------------               ----
MEXICO -- (3.0%)
#   America Movil S.A.B. de C.V., Sponsored ADR, Class L.............   4,109,882             64,977,234                0.2%
    Grupo Financiero Banorte S.A.B. de C.V...........................  12,263,023             67,050,903                0.2%
    Grupo Mexico S.A.B. de C.V., Class B.............................  24,911,849             65,774,585                0.2%
    Other Securities.................................................                        670,074,179                2.4%
                                                                                          --------------               ----
TOTAL MEXICO.........................................................                        867,876,901                3.0%
                                                                                          --------------               ----
NETHERLANDS -- (0.1%)
    Other Security...................................................                         16,227,013                0.1%
                                                                                          --------------               ----
PERU -- (0.1%)
    Other Securities.................................................                         38,321,685                0.1%
                                                                                          --------------               ----
PHILIPPINES -- (1.2%)
    Other Securities.................................................                        354,124,590                1.2%
                                                                                          --------------               ----
POLAND -- (1.3%)
    Other Securities.................................................                        377,155,424                1.3%
                                                                                          --------------               ----
RUSSIA -- (1.7%)
    Lukoil PJSC, Sponsored ADR.......................................     868,336             80,019,788                0.3%
    Sberbank of Russia PJSC, Sponsored ADR...........................   7,703,042            113,437,292                0.4%
    Other Securities.................................................                        303,833,069                1.0%
                                                                                          --------------               ----
TOTAL RUSSIA.........................................................                        497,290,149                1.7%
                                                                                          --------------               ----
SOUTH AFRICA -- (6.4%)
    Absa Group, Ltd..................................................   7,398,117             75,875,670                0.3%
    AngloGold Ashanti, Ltd., Sponsored ADR...........................   4,151,296             91,660,616                0.3%
    FirstRand, Ltd...................................................  24,463,490            105,755,190                0.4%
    Gold Fields, Ltd., Sponsored ADR.................................  10,013,640             61,884,295                0.2%
#   MTN Group, Ltd...................................................  15,515,059             96,031,720                0.3%
    Naspers, Ltd., Class N...........................................     671,488             95,021,253                0.3%
#   Sanlam, Ltd......................................................  12,134,426             63,861,561                0.2%
    Standard Bank Group, Ltd.........................................   9,354,999            107,397,689                0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                           PERCENTAGE
                                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                              ---------- ------------------------------- ---------------
SOUTH AFRICA -- (Continued)
     Other Securities........................................                    $ 1,159,179,084               4.1%
                                                                                 ---------------              ----
TOTAL SOUTH AFRICA...........................................                      1,856,667,078               6.5%
                                                                                 ---------------              ----
SOUTH KOREA -- (15.5%)
     Samsung Electronics Co., Ltd............................ 29,166,210           1,260,559,118               4.4%
     SK Hynix, Inc...........................................  3,591,293             252,525,216               0.9%
     Other Securities........................................                      2,986,987,392              10.4%
                                                                                 ---------------              ----
TOTAL SOUTH KOREA............................................                      4,500,071,726              15.7%
                                                                                 ---------------              ----
SPAIN -- (0.0%)
     Other Securities........................................                         15,053,435               0.1%
                                                                                 ---------------              ----
TAIWAN -- (16.9%)
     Hon Hai Precision Industry Co., Ltd..................... 36,059,403              95,236,584               0.4%
     Taiwan Semiconductor Manufacturing Co., Ltd............. 41,439,652             406,100,219               1.4%
     Taiwan Semiconductor Manufacturing Co., Ltd.,...........
     Sponsored ADR........................................... 10,833,721             559,345,015               2.0%
     Other Securities........................................                      3,833,189,769              13.3%
                                                                                 ---------------              ----
TOTAL TAIWAN.................................................                      4,893,871,587              17.1%
                                                                                 ---------------              ----
THAILAND -- (3.5%)
     PTT PCL................................................. 72,022,800             107,932,827               0.4%
     Other Securities........................................                        904,844,963               3.1%
                                                                                 ---------------              ----
TOTAL THAILAND...............................................                      1,012,777,790               3.5%
                                                                                 ---------------              ----
TURKEY -- (1.0%)
     Other Securities........................................                        291,862,474               1.0%
                                                                                 ---------------              ----
UNITED KINGDOM -- (0.0%)
     Other Securities........................................                          3,022,025               0.0%
                                                                                 ---------------              ----
TOTAL COMMON STOCKS..........................................                     27,672,898,198              96.7%
                                                                                 ---------------              ----
PREFERRED STOCKS -- (2.3%)

BRAZIL -- (2.2%)
     Banco Bradesco SA.......................................  7,287,556              63,908,077               0.2%
     Itau Unibanco Holding SA................................ 16,854,817             152,262,815               0.5%
     Petroleo Brasileiro SA.................................. 28,735,931             217,749,643               0.8%
     Other Securities........................................                        204,636,413               0.7%
                                                                                 ---------------              ----
TOTAL BRAZIL.................................................                        638,556,948               2.2%
                                                                                 ---------------              ----
CHILE -- (0.0%)
     Other Securities........................................                          6,678,030               0.0%
                                                                                 ---------------              ----
COLOMBIA -- (0.1%)
     Other Securities........................................                         20,740,487               0.1%
                                                                                 ---------------              ----
SOUTH KOREA -- (0.0%)
     Other Security..........................................                            778,308               0.0%
                                                                                 ---------------              ----
TOTAL PREFERRED STOCKS.......................................                        666,753,773               2.3%
                                                                                 ---------------              ----

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                                                                      PERCENTAGE
                                                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ---------- ------------------------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities..................................                    $     1,751,164                0.0%
                                                                            ---------------              -----
TOTAL INVESTMENT SECURITIES
  (Cost $25,123,238,416)................................                     28,341,403,135
                                                                            ---------------

                                                                                VALUE+
                                                                    -------------------------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@(S)  The DFA Short Term Investment Fund................ 58,203,851             673,476,754                2.4%
                                                                            ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $25,796,623,326)................................                    $29,014,879,889              101.4%
                                                                            ===============              =====

As of October 31, 2019, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                  UNREALIZED
                 NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
 DESCRIPTION     CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
 -----------     --------- ---------- ------------ ------------ --------------
 LONG POSITION
   CONTRACTS:
 MSCI Emerging
   Markets
   Index(R).....     650    12/20/19  $ 33,538,198 $ 33,845,500   $  307,302
 S&P 500(R)
   Emini Index..   1,208    12/20/19   178,907,577  183,362,320    4,454,743
                                      ------------ ------------   ----------
 TOTAL FUTURES
   CONTRACTS....                      $212,445,775 $217,207,820   $4,762,045
                                      ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------------
                                                                LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                                             -------------- -------------- -------- --------------
Common Stocks
   Brazil................................................... $2,264,643,038             --       -- $2,264,643,038
   Chile....................................................    104,561,353 $  201,819,919       --    306,381,272
   China....................................................    827,980,485  4,049,509,439       --  4,877,489,924
   Colombia.................................................    109,459,510             --       --    109,459,510
   Czech Republic...........................................             --     45,214,007       --     45,214,007
   Egypt....................................................      2,306,169     18,954,624       --     21,260,793
   Greece...................................................             --     76,210,137       --     76,210,137
   Hong Kong................................................             --      2,529,869       --      2,529,869
   Hungary..................................................        275,437    113,762,325       --    114,037,762
   India....................................................    143,257,849  3,392,691,109       --  3,535,948,958
   Indonesia................................................     27,397,447    761,953,642       --    789,351,089
   Malaysia.................................................         37,402    806,012,560       --    806,049,962
   Mexico...................................................    867,852,269         24,632       --    867,876,901
   Netherlands..............................................     16,227,013             --       --     16,227,013
   Peru.....................................................     38,320,052          1,633       --     38,321,685
   Philippines..............................................      5,914,412    348,210,178       --    354,124,590
   Poland...................................................             --    377,155,424       --    377,155,424
   Russia...................................................     73,492,969    423,797,180       --    497,290,149
   South Africa.............................................    206,031,737  1,650,635,341       --  1,856,667,078
   South Korea..............................................     83,305,478  4,416,766,248       --  4,500,071,726
   Spain....................................................     15,053,435             --       --     15,053,435
   Taiwan...................................................    586,032,638  4,307,838,949       --  4,893,871,587
   Thailand.................................................  1,012,755,175         22,615       --  1,012,777,790

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

                                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------------
                                                                LEVEL 1         LEVEL 2     LEVEL 3       TOTAL
                                                             -------------- --------------- -------- ---------------
   Turkey................................................... $    1,594,653 $   290,267,821       -- $   291,862,474
   United Kingdom...........................................             --       3,022,025       --       3,022,025
Preferred Stocks
   Brazil...................................................    638,556,948              --       --     638,556,948
   Chile....................................................             --       6,678,030       --       6,678,030
   Colombia.................................................     20,740,487              --       --      20,740,487
   South Korea..............................................        778,308              --       --         778,308
Rights/Warrants
   Indonesia................................................             --          88,248       --          88,248
   Malaysia.................................................             --          10,031       --          10,031
   South Korea..............................................             --          33,872       --          33,872
   Taiwan...................................................             --         323,613       --         323,613
   Thailand.................................................             --          89,190       --          89,190
   Turkey...................................................             --       1,206,210       --       1,206,210
Securities Lending Collateral...............................             --     673,476,754       --     673,476,754
Futures Contracts**.........................................      4,762,045              --       --       4,762,045
                                                             -------------- --------------- -------- ---------------
TOTAL....................................................... $7,051,336,309 $21,968,305,625       -- $29,019,641,934
                                                             ============== =============== ======== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   EMERGING MARKETS TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                PERCENTAGE
                                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ------- ------------------------------- ---------------
COMMON STOCKS -- (98.3%)
BRAZIL -- (8.7%)
    Banco BTG Pactual SA.............................................  32,029           $   518,789                 0.5%
    Cia Brasileira de Distribuicao...................................  18,959               390,935                 0.3%
    Cielo SA......................................................... 180,600               340,440                 0.3%
    Cogna Educacao................................................... 235,217               567,148                 0.5%
    Cosan SA.........................................................  25,281               364,291                 0.3%
    Embraer SA.......................................................  74,866               327,241                 0.3%
#   Gerdau SA, Sponsored ADR......................................... 121,953               401,225                 0.4%
    Hypera SA........................................................  59,200               506,606                 0.4%
    Qualicorp Consultoria e Corretora de Seguros SA..................  48,300               384,184                 0.3%
    Sul America SA...................................................  54,300               653,821                 0.6%
    Ultrapar Participacoes SA........................................ 112,852               530,986                 0.5%
    Other Securities.................................................                     4,880,401                 4.2%
                                                                                        -----------                ----
TOTAL BRAZIL.........................................................                     9,866,067                 8.6%
                                                                                        -----------                ----
CHILE -- (0.7%)
    Other Securities.................................................                       760,344                 0.7%
                                                                                        -----------                ----
CHINA -- (18.1%)
    Brilliance China Automotive Holdings, Ltd........................ 304,000               335,243                 0.3%
    China Jinmao Holdings Group, Ltd................................. 604,000               401,551                 0.4%
    China National Building Material Co., Ltd., Class H.............. 444,000               374,214                 0.3%
    China Taiping Insurance Holdings Co., Ltd........................ 177,000               397,914                 0.4%
    Kunlun Energy Co., Ltd........................................... 372,000               346,234                 0.3%
*   Semiconductor Manufacturing International Corp................... 345,500               438,871                 0.4%
    Shimao Property Holdings, Ltd.................................... 133,000               445,561                 0.4%
    Sinopharm Group Co., Ltd., Class H...............................  97,200               348,097                 0.3%
*   Vipshop Holdings, Ltd., ADR......................................  53,520               617,621                 0.5%
*   YY, Inc., ADR....................................................   6,115               347,577                 0.3%
    Other Securities.................................................                    16,501,197                14.4%
                                                                                        -----------                ----
TOTAL CHINA..........................................................                    20,554,080                18.0%
                                                                                        -----------                ----
COLOMBIA -- (0.4%)
    Other Securities.................................................                       481,171                 0.4%
                                                                                        -----------                ----
GREECE -- (0.4%)
    Other Securities.................................................                       505,523                 0.4%
                                                                                        -----------                ----
INDIA -- (12.6%)
    Dr Reddy's Laboratories, Ltd.....................................   8,737               343,621                 0.3%
    Hindalco Industries, Ltd......................................... 129,158               340,609                 0.3%
    Lupin, Ltd.......................................................  30,254               317,395                 0.3%
    Petronet LNG, Ltd................................................  90,689               365,436                 0.3%
    Shriram Transport Finance Co., Ltd...............................  25,076               402,432                 0.4%
*   Tata Motors, Ltd................................................. 146,823               363,257                 0.3%
    Other Securities.................................................                    12,133,694                10.6%
                                                                                        -----------                ----
TOTAL INDIA..........................................................                    14,266,444                12.5%
                                                                                        -----------                ----
INDONESIA -- (2.7%)
    Other Securities.................................................                     3,120,644                 2.7%
                                                                                        -----------                ----

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
MALAYSIA -- (3.1%)
    Other Securities.................................................                     $ 3,571,541                 3.1%
                                                                                          -----------                ----
MEXICO -- (3.1%)
#   Alfa S.A.B. de C.V., Class A.....................................   422,273               367,471                 0.3%
    Cemex S.A.B. de C.V.............................................. 1,265,619               475,680                 0.4%
#   Grupo Televisa S.A.B.............................................   185,379               409,662                 0.4%
    Other Securities.................................................                       2,258,109                 2.0%
                                                                                          -----------                ----
TOTAL MEXICO.........................................................                       3,510,922                 3.1%
                                                                                          -----------                ----
PHILIPPINES -- (1.4%)
    Other Securities.................................................                       1,563,750                 1.4%
                                                                                          -----------                ----
POLAND -- (1.2%)
    Other Securities.................................................                       1,321,525                 1.1%
                                                                                          -----------                ----
RUSSIA -- (0.9%)
    Other Securities.................................................                         991,677                 0.9%
                                                                                          -----------                ----
SOUTH AFRICA -- (7.1%)
    AngloGold Ashanti, Ltd...........................................    25,079               554,705                 0.5%
    AngloGold Ashanti, Ltd., Sponsored ADR...........................    22,300               492,384                 0.4%
    Bidvest Group, Ltd. (The)........................................    29,884               407,942                 0.4%
    Exxaro Resources, Ltd............................................    43,210               353,267                 0.3%
    Gold Fields, Ltd.................................................    66,459               412,736                 0.4%
    Gold Fields, Ltd., Sponsored ADR.................................    91,296               564,209                 0.5%
*   Sibanye Gold, Ltd................................................   299,636               578,506                 0.5%
    Other Securities.................................................                       4,697,207                 4.0%
                                                                                          -----------                ----
TOTAL SOUTH AFRICA...................................................                       8,060,956                 7.0%
                                                                                          -----------                ----
SOUTH KOREA -- (15.1%)
    Daelim Industrial Co., Ltd.......................................     4,669               362,919                 0.3%
    DB Insurance Co., Ltd............................................     8,076               350,140                 0.3%
    E-MART, Inc......................................................     3,458               330,770                 0.3%
    GS Holdings Corp.................................................     8,154               347,501                 0.3%
    Hankook Tire & Technology Co., Ltd...............................    11,828               315,395                 0.3%
    Korea Investment Holdings Co., Ltd...............................     7,037               408,811                 0.4%
    Mirae Asset Daewoo Co., Ltd......................................    59,555               365,128                 0.3%
    Other Securities.................................................                      14,640,307                12.8%
                                                                                          -----------                ----
TOTAL SOUTH KOREA....................................................                      17,120,971                15.0%
                                                                                          -----------                ----
TAIWAN -- (18.2%)
    Compal Electronics, Inc..........................................   690,000               411,908                 0.4%
    Lite-On Technology Corp..........................................   333,000               548,725                 0.5%
    Powertech Technology, Inc........................................   113,000               356,181                 0.3%
    Taiwan Business Bank.............................................   810,600               341,715                 0.3%
    Unimicron Technology Corp........................................   207,000               318,073                 0.3%
    Wistron Corp.....................................................   452,000               414,394                 0.4%
    Other Securities.................................................                      18,312,928                15.9%
                                                                                          -----------                ----
TOTAL TAIWAN.........................................................                      20,703,924                18.1%
                                                                                          -----------                ----
THAILAND -- (3.8%)
    Other Securities.................................................                       4,329,582                 3.8%
                                                                                          -----------                ----

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

                                                                                                  PERCENTAGE
                                                         SHARES VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ------ ------------------------------- ---------------
TURKEY -- (0.8%)
      Other Securities..................................                 $    964,104                 0.8%
                                                                         ------------                ----
TOTAL COMMON STOCKS.....................................                  111,693,225                97.6%
                                                                         ------------                ----
PREFERRED STOCKS -- (1.1%)

BRAZIL -- (1.1%)
      Other Securities..................................                    1,209,076                 1.1%
                                                                         ------------                ----
COLOMBIA -- (0.0%)
      Other Security....................................                       38,101                 0.0%
                                                                         ------------                ----
TOTAL PREFERRED STOCKS..................................                    1,247,177                 1.1%
                                                                         ------------                ----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities..................................                        2,311                 0.0%
                                                                         ------------                ----
TOTAL INVESTMENT SECURITIES
  (Cost $113,162,913)...................................                  112,942,713
                                                                         ------------

                                                                            VALUE+
                                                                -------------------------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund................ 56,948               658,951                 0.6%
                                                                         ------------                ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $113,821,807)...................................                 $113,601,664                99.3%
                                                                         ============                ====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------
                                                              LEVEL 1     LEVEL 2   LEVEL 3     TOTAL
                                                             ---------- ----------- -------- -----------
Common Stocks
   Brazil................................................... $9,866,067          --       -- $ 9,866,067
   Chile....................................................         -- $   760,344       --     760,344
   China....................................................  1,614,511  18,939,569       --  20,554,080
   Colombia.................................................    481,171          --       --     481,171
   Greece...................................................         --     505,523       --     505,523
   India....................................................     92,362  14,174,082       --  14,266,444
   Indonesia................................................         --   3,120,644       --   3,120,644
   Malaysia.................................................         --   3,571,541       --   3,571,541
   Mexico...................................................  3,510,922          --       --   3,510,922
   Philippines..............................................         --   1,563,750       --   1,563,750
   Poland...................................................         --   1,321,525       --   1,321,525
   Russia...................................................    868,104     123,573       --     991,677
   South Africa.............................................  1,115,450   6,945,506       --   8,060,956
   South Korea..............................................     35,016  17,085,955       --  17,120,971
   Taiwan...................................................         --  20,703,924       --  20,703,924
   Thailand.................................................  4,329,582          --       --   4,329,582
   Turkey...................................................         --     964,104       --     964,104
Preferred Stocks
   Brazil...................................................  1,209,076          --       --   1,209,076
   Colombia.................................................     38,101          --       --      38,101

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------
                                                               LEVEL 1     LEVEL 2   LEVEL 3     TOTAL
                                                             ----------- ----------- -------- ------------
Rights/Warrants
   Taiwan...................................................          -- $       604       -- $        604
   Thailand.................................................          --       1,707       --        1,707
Securities Lending Collateral...............................          --     658,951       --      658,951
                                                             ----------- ----------- -------- ------------
TOTAL....................................................... $23,160,362 $90,441,302       -- $113,601,664
                                                             =========== =========== ======== ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                             INTERNATIONAL
                                                                    LARGE CAP    INTERNATIONAL  GLOBAL SMALL     SMALL
                                                                  INTERNATIONAL   CORE EQUITY     COMPANY       COMPANY
                                                                   PORTFOLIO*     PORTFOLIO*     PORTFOLIO     PORTFOLIO
                                                                  -------------- -------------- ------------ --------------
ASSETS:
Investments in Affiliated Investment Companies at Value..........             --             -- $     41,312 $   12,632,575
Investment Securities at Value (including $189,297,
  $1,644,660, $0 and $0 of securities on loan, respectively)..... $    5,290,442 $   30,223,165           --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $181,235, $1,353,377, $0 and $0)......        181,249      1,353,511           --             --
Segregated Cash for Futures Contracts............................          1,756          9,148           --          4,441
Foreign Currencies at Value......................................         20,182        177,035           --             --
Cash.............................................................         27,368         99,910           --        119,937
Receivables:
   Investment Securities Sold....................................             --         32,667           --             --
   Dividends, Interest and Tax Reclaims..........................         18,480        102,762           --             --
   Securities Lending Income.....................................            150          2,445           --             --
   Fund Shares Sold..............................................          3,047         16,453           --          3,815
   Due from Advisor..............................................             --             --            2             --
   Futures Margin Variation......................................             --            270           --             --
Prepaid Expenses and Other Assets................................             34            252            9             60
                                                                  -------------- -------------- ------------ --------------
       Total Assets..............................................      5,542,708     32,017,618       41,323     12,760,828
                                                                  -------------- -------------- ------------ --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..............................        181,215      1,353,429           --             --
   Investment Securities Purchased...............................          1,039          7,433           --             --
   Fund Shares Redeemed..........................................          2,338         89,036           26          5,279
   Due to Advisor................................................            885          5,282           --          4,205
   Futures Margin Variation......................................            156             --           --            424
Unrealized Loss on Foreign Currency Contracts....................              1              6           --             --
Accrued Expenses and Other Liabilities...........................            599          3,005           11            810
                                                                  -------------- -------------- ------------ --------------
       Total Liabilities.........................................        186,233      1,458,191           37         10,718
                                                                  -------------- -------------- ------------ --------------
NET ASSETS....................................................... $    5,356,475 $   30,559,427 $     41,286 $   12,750,110
                                                                  ============== ============== ============ ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $5,356,475;
  $30,559,427; $41,286 and $12,750,110 and shares
  outstanding of 235,175,619, 2,317,232,653, 3,728,140 and
  700,276,371, respectively...................................... $        22.78 $        13.19 $      11.07 $        18.21
                                                                  ============== ============== ============ ==============
NUMBER OF SHARES AUTHORIZED......................................  1,500,000,000  7,000,000,000  100,000,000  3,000,000,000
                                                                  ============== ============== ============ ==============
Investments in Affiliated Investment Companies at Cost........... $           -- $           -- $     41,295            N/A
                                                                  ============== ============== ============ ==============
Investment Securities at Cost.................................... $    4,479,992 $   27,378,140          N/A            N/A
                                                                  ============== ============== ============ ==============
Foreign Currencies at Cost....................................... $       19,894 $      172,941 $         -- $           --
                                                                  ============== ============== ============ ==============
NET ASSETS CONSIST OF:
Paid-In Capital.................................................. $    4,662,469 $   28,260,955 $     40,743 $   11,684,308
Total Distributable Earnings (Loss)..............................        694,006      2,298,472          543      1,065,802
                                                                  -------------- -------------- ------------ --------------
NET ASSETS....................................................... $    5,356,475 $   30,559,427 $     41,286 $   12,750,110
                                                                  ============== ============== ============ ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                          ASIA PACIFIC                   CONTINENTAL
                                                          JAPANESE SMALL     SMALL       UNITED KINGDOM     SMALL
                                                             COMPANY        COMPANY      SMALL COMPANY     COMPANY
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                          -------------- --------------  -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.. $      640,406 $      340,930  $       27,652 $      657,534
Receivables:
   Fund Shares Sold......................................            260              1              --             31
   Due from Advisor......................................             --             --               1             --
Prepaid Expenses and Other Assets........................             10              8               8             12
                                                          -------------- --------------  -------------- --------------
       Total Assets......................................        640,676        340,939          27,661        657,577
                                                          -------------- --------------  -------------- --------------
LIABILITIES:
Payables:
   Fund Shares Redeemed..................................            362            151           1,107            221
   Due to Advisor........................................            211            114              --            216
Accrued Expenses and Other Liabilities...................             35             25              14             35
                                                          -------------- --------------  -------------- --------------
       Total Liabilities.................................            608            290           1,121            472
                                                          -------------- --------------  -------------- --------------
NET ASSETS............................................... $      640,068 $      340,649  $       26,540 $      657,105
                                                          ============== ==============  ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $640,068; $340,649; $26,540 and $657,105 and shares
  outstanding of 25,713,378, 16,135,122, 952,845 and
  26,449,376, respectively............................... $        24.89 $        21.11  $        27.85 $        24.84
                                                          ============== ==============  ============== ==============
NUMBER OF SHARES AUTHORIZED..............................  1,000,000,000  1,000,000,000   1,000,000,000  1,000,000,000
                                                          ============== ==============  ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.......................................... $      562,174 $      371,127  $       23,134 $      608,546
Total Distributable Earnings (Loss)......................         77,894        (30,478)          3,406         48,559
                                                          -------------- --------------  -------------- --------------
NET ASSETS............................................... $      640,068 $      340,649  $       26,540 $      657,105
                                                          ============== ==============  ============== ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                  DFA
                                                             INTERNATIONAL                          DFA
                                                              REAL ESTATE    DFA GLOBAL REAL   INTERNATIONAL  INTERNATIONAL
                                                              SECURITIES    ESTATE SECURITIES SMALL CAP VALUE VECTOR EQUITY
                                                              PORTFOLIO*       PORTFOLIO*       PORTFOLIO*     PORTFOLIO*
                                                             -------------- ----------------- --------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at Value.....             --  $    4,612,868               --              --
Investment Securities at Value (including $205,083,
  $107,733, $973,327 and $166,681 of securities on loan,
  respectively)............................................. $    6,219,912       4,637,223   $   13,143,082  $    2,559,728
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $186,376, $111,139, $793,279 and
  $132,694).................................................        186,393         111,152          793,359         132,707
Segregated Cash for Futures Contracts.......................          1,758              --            4,712              --
Foreign Currencies at Value.................................         45,533              --          126,105           6,119
Cash........................................................         10,468          23,303            5,473             840
Receivables:
   Investment Securities Sold...............................              5              --          121,593           3,418
   Dividends, Interest and Tax Reclaims.....................         25,187           2,443           51,919          10,453
   Securities Lending Income................................            282              36            2,181             287
   Fund Shares Sold.........................................            621           8,676            3,741           1,350
Unrealized Gain on Foreign Currency Contracts...............             --              --                3               5
Prepaid Expenses and Other Assets...........................             16              68               65              34
                                                             --------------  --------------   --------------  --------------
       Total Assets.........................................      6,490,175       9,395,769       14,252,233       2,714,941
                                                             --------------  --------------   --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................        186,403         111,169          793,301         132,695
   Investment Securities Purchased..........................          1,565          10,033           13,936           1,590
   Fund Shares Redeemed.....................................          2,215           4,618            7,506           1,239
   Due to Advisor...........................................          1,315             546            7,225             973
   Futures Margin Variation.................................            168              --              449              --
Unrealized Loss on Foreign Currency Contracts...............             --              --               12              --
Accrued Expenses and Other Liabilities......................            546             392            1,720             310
                                                             --------------  --------------   --------------  --------------
       Total Liabilities....................................        192,212         126,758          824,149         136,807
                                                             --------------  --------------   --------------  --------------
NET ASSETS.................................................. $    6,297,963  $    9,269,011   $   13,428,084  $    2,578,134
                                                             ==============  ==============   ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $6,297,963; $9,269,011; $13,428,084 and $2,578,134 and
  shares outstanding of 1,123,330,586, 729,488,970,
  722,707,266 and 221,904,316, respectively................. $         5.61  $        12.71   $        18.58  $        11.62
                                                             ==============  ==============   ==============  ==============
NUMBER OF SHARES AUTHORIZED.................................  4,000,000,000   3,000,000,000    4,600,000,000   1,500,000,000
                                                             ==============  ==============   ==============  ==============
Investments in Affiliated Investment Companies at Cost...... $           --  $    3,515,231   $           --  $           --
                                                             ==============  ==============   ==============  ==============
Investment Securities at Cost............................... $    5,203,359  $    3,745,148   $   12,655,097  $    2,315,742
                                                             ==============  ==============   ==============  ==============
Foreign Currencies at Cost.................................. $       45,629  $           --   $      124,678  $        6,122
                                                             ==============  ==============   ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    5,971,808  $    7,185,927   $   12,783,732  $    2,364,495
Total Distributable Earnings (Loss).........................        326,155       2,083,084          644,352         213,639
                                                             --------------  --------------   --------------  --------------
NET ASSETS.................................................. $    6,297,963  $    9,269,011   $   13,428,084  $    2,578,134
                                                             ==============  ==============   ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                INTERNATIONAL
                                                                HIGH RELATIVE                 WORLD EX U.S.   WORLD EX U.S.
                                                                PROFITABILITY  WORLD EX U.S.  TARGETED VALUE   CORE EQUITY
                                                                 PORTFOLIO*   VALUE PORTFOLIO   PORTFOLIO*     PORTFOLIO*
                                                                ------------- --------------- --------------  --------------
ASSETS:
Investments in Affiliated Investment Companies at Value........           --  $      302,106              --              --
Investment Securities at Value (including $28,620, $0, $6,012
  and $159,863 of securities on loan, respectively)............ $    653,415              --  $      529,252  $    3,711,766
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $25,968, $0, $2,796 and
  $109,123)....................................................       25,970              --           2,797         109,135
Foreign Currencies at Value....................................          279              --           1,079           6,144
Cash...........................................................        2,093              79             461           3,558
Receivables:
   Investment Securities Sold..................................           --              --           1,070          11,812
   Dividends, Interest and Tax Reclaims........................        1,638              --           1,778          11,030
   Securities Lending Income...................................           12              --              32             302
   Fund Shares Sold............................................        1,439             273             145           2,177
Unrealized Gain on Foreign Currency Contracts..................           --              --              --               8
Prepaid Expenses and Other Assets..............................           31              16              26              27
                                                                ------------  --------------  --------------  --------------
       Total Assets............................................      684,877         302,474         536,640       3,855,959
                                                                ------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned............................       25,969              --           2,797         109,133
   Investment Securities Purchased.............................          154              --              13             656
   Fund Shares Redeemed........................................          103               6             381          25,307
   Due to Advisor..............................................          108              79             258             991
Unrealized Loss on Foreign Currency Contracts..................           --              --              --              22
Accrued Expenses and Other Liabilities.........................           95              20             145             537
                                                                ------------  --------------  --------------  --------------
       Total Liabilities.......................................       26,429             105           3,594         136,646
                                                                ------------  --------------  --------------  --------------
NET ASSETS..................................................... $    658,448  $      302,369  $      533,046  $    3,719,313
                                                                ============  ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $658,448;
  $302,369; $533,046 and $3,719,313 and shares outstanding
  of 61,324,700, 27,565,729, 42,803,681 and 333,110,722,
  respectively................................................. $      10.74  $        10.97  $        12.45  $        11.17
                                                                ============  ==============  ==============  ==============
NUMBER OF SHARES AUTHORIZED....................................  500,000,000   1,000,000,000   1,000,000,000   1,500,000,000
                                                                ============  ==============  ==============  ==============
Investments in Affiliated Investment Companies at Cost......... $         --  $      290,856  $           --  $           --
                                                                ============  ==============  ==============  ==============
Investment Securities at Cost.................................. $    618,187             N/A  $      542,408  $    3,531,456
                                                                ============  ==============  ==============  ==============
Foreign Currencies at Cost..................................... $        279  $           --  $        1,072  $        6,106
                                                                ============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $    634,269  $      292,619  $      541,035  $    3,565,973
Total Distributable Earnings (Loss)............................       24,179           9,750          (7,989)        153,340
                                                                ------------  --------------  --------------  --------------
NET ASSETS..................................................... $    658,448  $      302,369  $      533,046  $    3,719,313
                                                                ============  ==============  ==============  ==============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                      SELECTIVELY                        EMERGING
                                                      WORLD CORE     HEDGED GLOBAL       EMERGING      MARKETS SMALL
                                                   EQUITY PORTFOLIO EQUITY PORTFOLIO MARKETS PORTFOLIO CAP PORTFOLIO
                                                   ---------------- ---------------- ----------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value...........................................  $      879,513   $      370,075   $    5,967,458   $    6,425,658
Temporary Cash Investments at Value & Cost........              55               --               --               --
Segregated Cash for Futures Contracts.............              --              233               --               --
Cash..............................................              --            6,866               --               --
Receivables:
   Fund Shares Sold...............................              32               34            6,820            3,453
   Due from Advisor...............................               6               --               --               --
Unrealized Gain on Forward Currency Contracts.....              --               10               --               --
Prepaid Expenses and Other Assets.................              12               18               28               30
                                                    --------------   --------------   --------------   --------------
       Total Assets...............................         879,618          377,236        5,974,306        6,429,141
                                                    --------------   --------------   --------------   --------------
LIABILITIES:
Payables:
   Investment Securities/Affiliated Investment
     Companies Purchased..........................              --              412               --               --
   Fund Shares Redeemed...........................              24              432            4,065            2,555
   Due to Advisor.................................              --               17            1,586            2,405
   Futures Margin Variation.......................              --               22               --               --
Unrealized Loss on Forward Currency Contracts.....              --              494               --               --
Accrued Expenses and Other Liabilities............              41               27              337              322
                                                    --------------   --------------   --------------   --------------
       Total Liabilities..........................              65            1,404            5,988            5,282
                                                    --------------   --------------   --------------   --------------
NET ASSETS........................................  $      879,553   $      375,832   $    5,968,318   $    6,423,859
                                                    ==============   ==============   ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Institutional Class Shares -- based on net assets
  of $879,553; $375,832; $5,968,318 and
  $6,423,859 and shares outstanding of
  53,555,407, 22,720,750, 216,589,344 and
  320,090,200, respectively.......................  $        16.42   $        16.54   $        27.56   $        20.07
                                                    ==============   ==============   ==============   ==============
NUMBER OF SHARES AUTHORIZED.......................   1,000,000,000    1,000,000,000    1,500,000,000    1,500,000,000
                                                    ==============   ==============   ==============   ==============
Investments in Affiliated Investment Companies at
  Cost............................................  $      759,450   $      292,044              N/A              N/A
                                                    ==============   ==============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital...................................  $      769,378   $      295,224   $    4,429,392   $    6,302,741
Total Distributable Earnings (Loss)...............         110,175           80,608        1,538,926          121,118
                                                    --------------   --------------   --------------   --------------
NET ASSETS........................................  $      879,553   $      375,832   $    5,968,318   $    6,423,859
                                                    ==============   ==============   ==============   ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                        EMERGING
                                                      EMERGING         EMERGING         MARKETS
                                                    MARKETS VALUE    MARKETS CORE    TARGETED VALUE
                                                      PORTFOLIO    EQUITY PORTFOLIO*   PORTFOLIO*
                                                   --------------  ----------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value........................................... $   17,191,982               --              --
Investment Securities at Value (including $0,
  $1,280,234 and $1,986 of securities on loan,
  respectively)...................................             --   $   28,341,403    $    112,943
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $0,
  $673,385 and $659)..............................             --          673,477             659
Segregated Cash for Futures Contracts.............             --            9,301              --
Foreign Currencies at Value.......................             --          146,523             324
Cash..............................................             --           81,939           1,257
Receivables:
   Investment Securities/Affiliated Investment
     Companies Sold...............................             --           41,172               6
   Dividends and Interest.........................             --           32,573             122
   Securities Lending Income......................             --            3,936               3
   Fund Shares Sold...............................         15,363           16,016             273
Deferred Offering Costs...........................             --               --               3
Prepaid Expenses and Other Assets.................             83              211              18
                                                   --------------   --------------    ------------
       Total Assets...............................     17,207,428       29,346,551         115,608
                                                   --------------   --------------    ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............             --          673,459             659
   Investment Securities/Affiliated Investment
     Companies Purchased..........................             --           16,802             465
   Fund Shares Redeemed...........................          9,603           14,166               8
   Due to Advisor.................................          5,718           11,171              32
   Futures Margin Variation.......................             --            1,873              --
Deferred Taxes Payable............................             --            1,083              --
Accrued Expenses and Other Liabilities............          1,025            5,387              84
                                                   --------------   --------------    ------------
       Total Liabilities..........................         16,346          723,941           1,248
                                                   --------------   --------------    ------------
NET ASSETS........................................ $   17,191,082   $   28,622,610    $    114,360
                                                   ==============   ==============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Class R2 Shares -- based on net assets of
  $29,146; $0 and $0 and shares outstanding of
  1,073,054, 0 and 0, respectively................ $        27.16              N/A             N/A
                                                   ==============   ==============    ============
NUMBER OF SHARES AUTHORIZED.......................    200,000,000              N/A             N/A
                                                   ==============   ==============    ============
Institutional Class Shares -- based on net assets
  of $17,161,936; $28,622,610 and $114,360 and
  shares outstanding of 627,699,807,
  1,390,048,560 and 10,967,750, respectively...... $        27.34   $        20.59    $      10.43
                                                   ==============   ==============    ============
NUMBER OF SHARES AUTHORIZED.......................  3,000,000,000    5,000,000,000     500,000,000
                                                   ==============   ==============    ============
Investment Securities at Cost.....................            N/A   $   25,123,238    $    113,163
                                                   ==============   ==============    ============
Foreign Currencies at Cost........................ $           --   $      145,540    $        325
                                                   ==============   ==============    ============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $   17,762,609   $   26,505,768    $    111,249
Total Distributable Earnings (Loss)...............       (571,527)       2,116,842           3,111
                                                   --------------   --------------    ------------
NET ASSETS........................................ $   17,191,082   $   28,622,610    $    114,360
                                                   ==============   ==============    ============

--------
* See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                      GLOBAL   INTERNATIONAL
                                                          LARGE CAP   INTERNATIONAL   SMALL        SMALL
                                                        INTERNATIONAL  CORE EQUITY   COMPANY      COMPANY
                                                         PORTFOLIO#    PORTFOLIO#   PORTFOLIO*  PORTFOLIO*
                                                        ------------- ------------- ---------- -------------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of
     $0, $0, $45 and $31,127, respectively)............          --            --     $  441     $335,908
   Income from Securities Lending......................          --            --         53       30,195
   Expenses Allocated from Affiliated Investment
     Companies.........................................          --            --        (24)     (14,583)
                                                          ---------    ----------     ------     --------
Income Distributions Received from Affiliated
  Investment Companies.................................          --            --        202           --
                                                          ---------    ----------     ------     --------
       Total Net Investment Income Allocated from
         Affiliated Investment Companies...............          --            --        672      351,520
                                                          ---------    ----------     ------     --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $15,728, $89,186, $0 and $0, respectively)........   $ 170,151    $  960,150         --           --
   Income from Securities Lending......................       2,827        36,579         --           --
                                                          ---------    ----------     ------     --------
          Total Fund Investment Income.................     172,978       996,729         --           --
                                                          ---------    ----------     ------     --------
FUND EXPENSES
   Investment Management Fees..........................      10,011        76,840        158       49,136
   Accounting & Transfer Agent Fees....................         809         4,507         34        1,336
   Custodian Fees......................................         503         2,846          1            8
   Filing Fees.........................................         127           781         27          215
   Shareholders' Reports...............................         219           817          8          558
   Directors'/Trustees' Fees & Expenses................          29           165         --           73
   Professional Fees...................................         145           635         --           72
   Other...............................................         151           846          1           85
                                                          ---------    ----------     ------     --------
          Total Fund Expenses..........................      11,994        87,437        229       51,483
                                                          ---------    ----------     ------     --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)..........................................          --        (2,060)      (153)          --
   Fees Paid Indirectly (Note C).......................        (413)       (2,330)        --           --
                                                          ---------    ----------     ------     --------
   Net Expenses........................................      11,581        83,047         76       51,483
                                                          ---------    ----------     ------     --------
   NET INVESTMENT INCOME (LOSS)........................     161,397       913,682        596      300,037
                                                          ---------    ----------     ------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from
     Investment Securities.............................          --            --        587           --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**....................    (116,656)     (348,700)        --           --
       Affiliated Investment Companies Shares Sold.....         (11)           (2)      (342)          --
       Transactions Allocated from Affiliated
         Investment Company**..........................          --            --       (416)     313,315
       Futures.........................................         815        12,437          7         (626)
       Foreign Currency Transactions...................        (892)       (5,912)        --           --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency......     461,700     1,567,492       (357)          --
       Affiliated Investment Companies Shares..........          25           111        271           --
       Transactions Allocated from Affiliated
         Investment Company............................          --            --      1,280      135,389
       Futures.........................................       3,123        13,424         --        7,881
       Translation of Foreign
         Currency-Denominated Amounts..................         193         1,383         --           --
                                                          ---------    ----------     ------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).............     348,297     1,240,233      1,030      455,959
                                                          ---------    ----------     ------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS......................................   $ 509,694    $2,153,915     $1,626     $755,996
                                                          =========    ==========     ======     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                                 ASIA      UNITED
                                                                                    JAPANESE   PACIFIC    KINGDOM   CONTINENTAL
                                                                                     SMALL      SMALL      SMALL       SMALL
                                                                                    COMPANY    COMPANY    COMPANY     COMPANY
                                                                                   PORTFOLIO* PORTFOLIO* PORTFOLIO* PORTFOLIO*
                                                                                   ---------- ---------- ---------- -----------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment Companies
   Dividends (Net of Foreign Taxes Withheld of $1,420, $188, $3 and $2,531,
     respectively)................................................................  $12,803    $13,380     $1,033     $16,049
   Income from Securities Lending.................................................    1,529      1,262          6       1,749
   Expenses Allocated from Affiliated Investment Companies........................     (712)      (440)       (33)       (755)
                                                                                    -------    -------     ------     -------
       Total Net Investment Income Allocated from Affiliated Investment
         Companies................................................................   13,620     14,202      1,006      17,043
                                                                                    -------    -------     ------     -------
FUND EXPENSES
   Investment Management Fees.....................................................    2,923      1,736        149       3,119
   Accounting & Transfer Agent Fees...............................................       98         78         28         124
   Filing Fees....................................................................       26         22         18          37
   Shareholders' Reports..........................................................       13         11          8          18
   Directors'/Trustees' Fees & Expenses...........................................        3          2         --           4
   Professional Fees..............................................................        2          1          7           3
   Other..........................................................................        3         18          1           6
                                                                                    -------    -------     ------     -------
       Total Fund Expenses........................................................    3,068      1,868        211       3,311
                                                                                    -------    -------     ------     -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered
     by Advisor (Note C)..........................................................     (583)      (346)       (71)       (624)
                                                                                    -------    -------     ------     -------
   Net Expenses...................................................................    2,485      1,522        140       2,687
                                                                                    -------    -------     ------     -------
   NET INVESTMENT INCOME (LOSS)...................................................   11,135     12,680        866      14,356
                                                                                    -------    -------     ------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Transactions Allocated from Affiliated Investment Company**................   10,446      5,261      1,418      (1,860)
   Change in Unrealized Appreciation (Depreciation) of:
       Transactions Allocated from Affiliated Investment Company..................    2,052       (501)      (372)     38,034
                                                                                    -------    -------     ------     -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)........................................   12,498      4,760      1,046      36,174
                                                                                    -------    -------     ------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................  $23,633    $17,440     $1,912     $50,530
                                                                                    =======    =======     ======     =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                               DFA                       DFA
                                                                          INTERNATIONAL DFA GLOBAL  INTERNATIONAL INTERNATIONAL
                                                                           REAL ESTATE  REAL ESTATE   SMALL CAP      VECTOR
                                                                           SECURITIES   SECURITIES      VALUE        EQUITY
                                                                           PORTFOLIO#   PORTFOLIO#   PORTFOLIO#    PORTFOLIO#
                                                                          ------------- ----------- ------------- -------------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies.......          --   $  178,016           --           --
                                                                           ----------   ----------    ---------     --------
          Total Net Investment Income Allocated from Affiliated
            Investment Companies.........................................          --      178,016           --           --
                                                                           ----------   ----------    ---------     --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $31,780, $5, $34,997 and
     $7,753, respectively)...............................................  $  240,266       74,266    $ 394,690     $ 81,177
   Income from Securities Lending........................................       3,853          250       20,275        3,910
                                                                           ----------   ----------    ---------     --------
          Total Fund Investment Income...................................     244,119       74,516      414,965       85,087
                                                                           ----------   ----------    ---------     --------
FUND EXPENSES
   Investment Management Fees............................................      14,237       16,500       85,361       11,152
   Accounting & Transfer Agent Fees......................................         674          959        2,049          499
   Custodian Fees........................................................         590           29        2,002          305
   Filing Fees...........................................................          66          170          275          149
   Shareholders' Reports.................................................         168          459          551          126
   Directors'/Trustees' Fees & Expenses..................................          33           47           78           14
   Professional Fees.....................................................         137           59          348           73
   Other.................................................................         218           88          413          143
                                                                           ----------   ----------    ---------     --------
          Total Fund Expenses............................................      16,123       18,311       91,077       12,461
                                                                           ----------   ----------    ---------     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C).......................................          --       (8,900)          --           --
   Fees Paid Indirectly (Note C).........................................        (485)          --       (1,566)        (110)
                                                                           ----------   ----------    ---------     --------
   Net Expenses..........................................................      15,638        9,411       89,511       12,351
                                                                           ----------   ----------    ---------     --------
   NET INVESTMENT INCOME (LOSS)..........................................     228,481      243,121      325,454       72,736
                                                                           ----------   ----------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................................    (121,318)      73,513      238,307      (25,195)
       Affiliated Investment Companies Shares Sold.......................          (4)      37,097           --           --
       Futures...........................................................       1,553         (135)       1,976       (2,728)
       Foreign Currency Transactions.....................................         221           --       (1,093)        (429)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency........................   1,036,222      795,754     (233,259)      93,366
       Affiliated Investment Companies Shares............................          16      641,678           70           12
       Futures...........................................................       1,373           --        4,434           --
       Translation of Foreign Currency-Denominated Amounts...............         136           --        1,343          106
                                                                           ----------   ----------    ---------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............................     918,199    1,547,907       11,778       65,132
                                                                           ----------   ----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........  $1,146,680   $1,791,028    $ 337,232     $137,868
                                                                           ==========   ==========    =========     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                INTERNATIONAL             WORLD EX
                                                                    HIGH       WORLD EX     U.S.     WORLD EX
                                                                  RELATIVE       U.S.     TARGETED  U.S. CORE
                                                                PROFITABILITY   VALUE      VALUE      EQUITY
                                                                 PORTFOLIO#   PORTFOLIO* PORTFOLIO# PORTFOLIO#
                                                                ------------- ---------- ---------- ----------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated
  Investment Companies
   Dividends (Net of Foreign Taxes Withheld of $0,
     $1,016, $0 and $0, respectively)..........................         --     $ 9,180         --          --
   Interest....................................................         --          24         --          --
   Income from Securities Lending..............................         --         160         --          --
   Expenses Allocated from Affiliated Investment
     Companies.................................................         --        (459)        --          --
                                                                  --------     -------    -------    --------
Income Distributions Received from Affiliated
  Investment Companies.........................................         --         651         --          --
                                                                  --------     -------    -------    --------
          Total Net Investment Income Allocated from
            Affiliated Investment Companies....................         --       9,556         --          --
                                                                  --------     -------    -------    --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $1,190,
     $0, $1,620 and $11,114, respectively).....................   $ 13,298          --    $16,361    $112,339
   Income from Securities Lending..............................        154          --        274       4,147
                                                                  --------     -------    -------    --------
          Total Fund Investment Income.........................     13,452          --     16,635     116,486
                                                                  --------     -------    -------    --------
FUND EXPENSES
   Investment Management Fees..................................      1,113       1,266      2,960      11,009
   Accounting & Transfer Agent Fees............................        130          45        150         610
   Custodian Fees..............................................        121           3        202         759
   Filing Fees.................................................         89          29         82         142
   Shareholders' Reports.......................................         33          12         25         151
   Directors'/Trustees' Fees & Expenses........................          2           2          3          20
   Professional Fees...........................................          7           6         58         117
   Other.......................................................         16           5         47         140
                                                                  --------     -------    -------    --------
          Total Fund Expenses..................................      1,511       1,368      3,527      12,948
                                                                  --------     -------    -------    --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor (Note
     C)........................................................         47        (580)        --           9
   Fees Paid Indirectly (Note C)...............................        (95)         --        (50)       (214)
                                                                  --------     -------    -------    --------
   Net Expenses................................................      1,463         788      3,477      12,743
                                                                  --------     -------    -------    --------
   NET INVESTMENT INCOME (LOSS)................................     11,989       8,768     13,158     103,743
                                                                  --------     -------    -------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Investment
     Securities................................................         --         766         --          --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................    (10,724)         --      5,834     (27,918)
       Affiliated Investment Companies Shares Sold.............         --        (802)        --          --
       Transactions Allocated from Affiliated
         Investment Company**..................................         --      (1,780)        --          --
       Futures.................................................        155        (109)      (308)     (1,060)
       Foreign Currency Transactions...........................        (32)         --       (140)     (4,961)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............     58,944         384      5,845     222,436
       Affiliated Investment Companies Shares..................          2          95          1          10
       Transactions Allocated from Affiliated
         Investment Company....................................         --       4,725         (1)         --
       Translation of Foreign Currency-Denominated
         Amounts...............................................          6          --         30         116
                                                                  --------     -------    -------    --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................     48,351       3,279     11,261     188,623
                                                                  --------     -------    -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................   $ 60,340     $12,047    $24,419    $292,366
                                                                  ========     =======    =======    ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                              SELECTIVELY
                                                                                      WORLD     HEDGED                EMERGING
                                                                                      CORE      GLOBAL     EMERGING   MARKETS
                                                                                     EQUITY     EQUITY     MARKETS   SMALL CAP
                                                                                    PORTFOLIO  PORTFOLIO  PORTFOLIO* PORTFOLIO*
                                                                                    --------- ----------- ---------- ----------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment Companies
   Dividends (Net of Foreign Taxes Withheld of $0, $0, $21,353 and $21,625,
     respectively).................................................................       --         --    $179,309   $170,123
   Interest........................................................................       --         --          59         91
   Income from Securities Lending..................................................       --         --       4,278     38,450
   Expenses Allocated from Affiliated Investment Companies.........................       --         --      (7,794)   (16,191)
                                                                                     -------    -------    --------   --------
Income Distributions Received from Affiliated Investment Companies.................  $18,651    $ 9,356          --         --
                                                                                     -------    -------    --------   --------
          Total Net Investment Income Allocated from Affiliated Investment
            Companies..............................................................   18,651      9,356     175,852    192,473
                                                                                     -------    -------    --------   --------
FUND EXPENSES
   Investment Management Fees......................................................    2,452      1,206      24,313     43,085
   Accounting & Transfer Agent Fees................................................      117         93         507        668
   Custodian Fees..................................................................        1          1          --         --
   Filing Fees.....................................................................       51         28          99        109
   Shareholders' Reports...........................................................       20         19         254        216
   Directors'/Trustees' Fees & Expenses............................................        5          3          33         39
   Professional Fees...............................................................        6          3          16         21
   Other...........................................................................        7          2          29         35
                                                                                     -------    -------    --------   --------
          Total Fund Expenses......................................................    2,659      1,355      25,251     44,173
                                                                                     -------    -------    --------   --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered
     by Advisor (Note C)...........................................................   (2,212)    (1,051)     (5,789)   (13,259)
                                                                                     -------    -------    --------   --------
   Net Expenses....................................................................      447        304      19,462     30,914
                                                                                     -------    -------    --------   --------
   NET INVESTMENT INCOME (LOSS)....................................................   18,204      9,052     156,390    161,559
                                                                                     -------    -------    --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment Companies........    2,509      1,971          --         --
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................................       --         --          (1)        --
       Affiliated Investment Companies Shares Sold.................................   (5,618)    (4,770)         --         --
       Transactions Allocated from Affiliated Investment Company**.................       --         --     (72,191)    57,552
       Futures.....................................................................      (62)    (1,126)         --         --
       Forward Currency Contracts..................................................       --      4,438          --         --
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares......................................   67,131     27,375          --         --
       Transactions Allocated from Affiliated Investment Company...................       --         --     516,007    568,138
       Futures.....................................................................       --      1,674          --         --
       Forward Currency Contracts..................................................       --     (2,086)         --         --
                                                                                     -------    -------    --------   --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................................   63,960     27,476     443,815    625,690
                                                                                     -------    -------    --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................  $82,164    $36,528    $600,205   $787,249
                                                                                     =======    =======    ========   ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                                               EMERGING
                                                                                       EMERGING   EMERGING      MARKETS
                                                                                       MARKETS     MARKETS     TARGETED
                                                                                        VALUE    CORE EQUITY     VALUE
                                                                                      PORTFOLIO* PORTFOLIO#  PORTFOLIO(A)#
                                                                                      ---------- ----------- -------------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment Companies
   Dividends (Net of Foreign Taxes Withheld of $75,479, $0 and $0, respectively)..... $ 522,637          --         --
   Interest..........................................................................       295          --         --
   Income from Securities Lending....................................................    14,266          --         --
   Expenses Allocated from Affiliated Investment Companies...........................   (23,034)         --         --
                                                                                      ---------  ----------     ------
          Total Net Investment Income Allocated from Affiliated Investment
            Companies................................................................   514,164          --         --
                                                                                      ---------  ----------     ------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $103,047 and $374, respectively)..        --  $  813,271     $3,218
   Income from Securities Lending....................................................        --      53,007         35
                                                                                      ---------  ----------     ------
          Total Fund Investment Income...............................................        --     866,278      3,253
                                                                                      ---------  ----------     ------
FUND EXPENSES
   Investment Management Fees........................................................    87,173     129,817        723
   Accounting & Transfer Agent Fees..................................................     1,133       4,035         36
   Custodian Fees....................................................................        --      10,426         54
   Shareholder Servicing Fees
       Class R2 Shares...............................................................        71          --         --
   Filing Fees.......................................................................       277         463         41
   Shareholders' Reports.............................................................       405         952         30
   Directors'/Trustees' Fees & Expenses..............................................       103         161          1
   Professional Fees.................................................................        85         675         11
   Organizational & Offering Costs...................................................        --          --         77
   Other.............................................................................        85         802         10
                                                                                      ---------  ----------     ------
          Total Fund Expenses........................................................    89,332     147,331        983
                                                                                      ---------  ----------     ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
     Advisor (Note C)................................................................        --          --       (104)
       Class R2 Shares...............................................................       (28)         --         --
       Institutional Class Shares....................................................   (17,406)         --         --
   Fees Paid Indirectly (Note C).....................................................        --      (4,465)        (5)
                                                                                      ---------  ----------     ------
   Net Expenses......................................................................    71,898     142,866        874
                                                                                      ---------  ----------     ------
   NET INVESTMENT INCOME (LOSS)......................................................   442,266     723,412      2,379
                                                                                      ---------  ----------     ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..................................................        --    (319,383)     1,412
       Affiliated Investment Companies Shares Sold...................................        --          (3)        --
       Transactions Allocated from Affiliated Investment Company**...................  (172,477)         --         --
       Futures.......................................................................        --      14,341         35
       Foreign Currency Transactions.................................................        --        (779)       (33)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency....................................        --   2,502,146       (221)
       Affiliated Investment Companies Shares........................................        --          58         --
       Transactions Allocated from Affiliated Investment Company.....................   477,901          --         --
       Futures.......................................................................        --      13,038         --
       Translation of Foreign Currency-Denominated Amounts...........................        --         433          1
                                                                                      ---------  ----------     ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................   305,424   2,209,851      1,194
                                                                                      ---------  ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................... $ 747,690  $2,933,263     $3,573
                                                                                      =========  ==========     ======

--------
** Net of foreign capital gain taxes withheld of $0, $1 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
(a)The Portfolio commenced operations on November 14, 2018.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         LARGE CAP INTERNATIONAL     INTERNATIONAL CORE       GLOBAL SMALL
                                                                PORTFOLIO             EQUITY PORTFOLIO      COMPANY PORTFOLIO
                                                         -----------------------  ------------------------  ----------------
                                                            YEAR         YEAR        YEAR         YEAR       YEAR     YEAR
                                                            ENDED        ENDED       ENDED        ENDED      ENDED    ENDED
                                                           OCT 31,      OCT 31,     OCT 31,      OCT 31,    OCT 31,  OCT 31,
                                                            2019         2018        2019         2018       2019     2018
                                                         -----------  ----------  -----------  -----------  -------  -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   161,397  $  135,824  $   913,682  $   753,667  $   596  $   403
   Capital Gain Distributions Received from
     Investment Securities..............................          --          --           --           --      587      333
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.................    (116,656)      9,278     (348,700)      37,602       --       --
       Affiliated Investment Companies Shares
         Sold...........................................         (11)        (31)          (2)         (83)    (342)     (93)
       Transactions Allocated from Affiliated
         Investment Company*,**.........................          --          --           --           --     (416)    (602)
       Futures..........................................         815       5,207       12,437       42,294        7       15
       Foreign Currency Transactions....................        (892)     (1,098)      (5,912)      (6,317)      --       --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency.......................................     461,700    (492,554)   1,567,492   (3,538,139)    (357)      --
       Affiliated Investment Companies Shares...........          25          35          111          (17)     271     (772)
       Transactions Allocated from Affiliated
         Investment Company.............................          --          --           --           --    1,280   (1,701)
       Futures..........................................       3,123      (3,535)      13,424      (17,544)      --       --
       Translation of Foreign Currency-
         Denominated Amounts............................         193        (201)       1,383         (811)      --       --
                                                         -----------  ----------  -----------  -----------  -------  -------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     509,694    (347,075)   2,153,915   (2,729,348)   1,626   (2,417)
                                                         -----------  ----------  -----------  -----------  -------  -------
Distributions:
       Institutional Class Shares.......................    (155,698)   (132,270)    (907,539)    (711,406)    (308)    (350)
                                                         -----------  ----------  -----------  -----------  -------  -------
          Total Distributions...........................    (155,698)   (132,270)    (907,539)    (711,406)    (308)    (350)
                                                         -----------  ----------  -----------  -----------  -------  -------
Capital Share Transactions (1):
   Shares Issued........................................   1,454,715   1,048,667    8,662,646    8,724,881   16,512   22,726
   Shares Issued in Lieu of Cash Distributions..........     138,823     116,674      864,811      674,993      308      350
   Shares Redeemed......................................  (1,178,465)   (821,680)  (7,388,995)  (4,228,499)  (8,232)  (3,950)
                                                         -----------  ----------  -----------  -----------  -------  -------
          Net Increase (Decrease) from Capital
            Share Transactions..........................     415,073     343,661    2,138,462    5,171,375    8,588   19,126
                                                         -----------  ----------  -----------  -----------  -------  -------
          Total Increase (Decrease) in Net
            Assets......................................     769,069    (135,684)   3,384,838    1,730,621    9,906   16,359
NET ASSETS
   Beginning of Year....................................   4,587,406   4,723,090   27,174,589   25,443,968   31,380   15,021
                                                         -----------  ----------  -----------  -----------  -------  -------
   End of Year.......................................... $ 5,356,475  $4,587,406  $30,559,427  $27,174,589  $41,286  $31,380
                                                         ===========  ==========  ===========  ===========  =======  =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................      68,558      44,730      693,417      611,977    1,564    1,939
   Shares Issued in Lieu of Cash Distributions..........       6,394       5,040       68,976       48,289       31       31
   Shares Redeemed......................................     (55,298)    (35,059)    (593,959)    (299,311)    (793)    (346)
                                                         -----------  ----------  -----------  -----------  -------  -------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................      19,654      14,711      168,434      360,955      802    1,624
                                                         ===========  ==========  ===========  ===========  =======  =======

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                            INTERNATIONAL SMALL       JAPANESE SMALL    ASIA PACIFIC SMALL
                                                             COMPANY PORTFOLIO      COMPANY PORTFOLIO    COMPANY PORTFOLIO
                                                         ------------------------  -------------------  ------------------
                                                            YEAR         YEAR        YEAR      YEAR       YEAR      YEAR
                                                            ENDED        ENDED       ENDED     ENDED      ENDED     ENDED
                                                           OCT 31,      OCT 31,     OCT 31,   OCT 31,    OCT 31,   OCT 31,
                                                            2019         2018        2019      2018       2019      2018
                                                         -----------  -----------  --------  ---------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   300,037  $   305,199  $ 11,135  $  10,186  $ 12,680  $ 12,981
   Net Realized Gain (Loss) on:
       Transactions Allocated from Affiliated
         Investment Company*,**.........................     313,315      549,889    10,446     36,946     5,261   (13,453)
       Futures..........................................        (626)      17,382        --         --        --        --
   Change in Unrealized Appreciation (Depreciation)
     of:
       Transactions Allocated from Affiliated
         Investment Company.............................     135,389   (2,214,609)    2,052   (101,251)     (501)  (33,087)
       Futures..........................................       7,881       (9,491)       --         --        --        --
                                                         -----------  -----------  --------  ---------  --------  --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     755,996   (1,351,630)   23,633    (54,119)   17,440   (33,559)
                                                         -----------  -----------  --------  ---------  --------  --------
Distributions:
       Institutional Class Shares.......................    (857,472)    (711,038)  (39,387)   (15,936)  (11,260)  (13,370)
                                                         -----------  -----------  --------  ---------  --------  --------
          Total Distributions...........................    (857,472)    (711,038)  (39,387)   (15,936)  (11,260)  (13,370)
                                                         -----------  -----------  --------  ---------  --------  --------
Capital Share Transactions (1):
   Shares Issued........................................   2,921,274    2,606,895    72,402    141,296    38,624   103,070
   Shares Issued in Lieu of Cash Distributions..........     824,335      680,889    36,290     14,541    10,374    12,186
   Shares Redeemed......................................  (3,550,227)  (2,059,202)  (75,520)  (111,110)  (60,864)  (54,145)
                                                         -----------  -----------  --------  ---------  --------  --------
          Net Increase (Decrease) from Capital
            Share Transactions..........................     195,382    1,228,582    33,172     44,727   (11,866)   61,111
                                                         -----------  -----------  --------  ---------  --------  --------
          Total Increase (Decrease) in Net
            Assets......................................      93,906     (834,086)   17,418    (25,328)   (5,686)   14,182
NET ASSETS
   Beginning of Year....................................  12,656,204   13,490,290   622,650    647,978   346,335   332,153
                                                         -----------  -----------  --------  ---------  --------  --------
   End of Year.......................................... $12,750,110  $12,656,204  $640,068  $ 622,650  $340,649  $346,335
                                                         ===========  ===========  ========  =========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     170,065      124,547     3,098      4,906     1,859     4,371
   Shares Issued in Lieu of Cash Distributions..........      51,059       33,057     1,637        505       522       527
   Shares Redeemed......................................    (206,414)     (98,779)   (3,248)    (3,870)   (2,869)   (2,282)
                                                         -----------  -----------  --------  ---------  --------  --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................      14,710       58,825     1,487      1,541      (488)    2,616
                                                         ===========  ===========  ========  =========  ========  ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                      DFA INTERNATIONAL REAL
                                                          UNITED KINGDOM SMALL   CONTINENTAL SMALL       ESTATE SECURITIES
                                                          COMPANY PORTFOLIO      COMPANY PORTFOLIO           PORTFOLIO
                                                          -------------------  --------------------  ------------------------
                                                            YEAR      YEAR       YEAR       YEAR        YEAR         YEAR
                                                            ENDED     ENDED      ENDED      ENDED       ENDED        ENDED
                                                           OCT 31,   OCT 31,    OCT 31,    OCT 31,     OCT 31,      OCT 31,
                                                            2019      2018       2019       2018        2019         2018
                                                          --------   -------   ---------  ---------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $    866   $ 1,170   $  14,356  $  15,590  $   228,481  $   245,747
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................       --        --          --         --     (121,318)     (55,861)
       Affiliated Investment Companies Shares
         Sold............................................       --        --          --         --           (4)         (50)
       Transactions Allocated from Affiliated
         Investment Company*,**..........................    1,418     2,228      (1,860)    19,862           --           --
       Futures...........................................       --        --          --         --        1,553        6,053
       Foreign Currency Transactions.....................       --        --          --         --          221        3,300
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign Currency........       --        --          --         --    1,036,222     (212,037)
       Affiliated Investment Companies Shares............       --        --          --         --           16            6
       Transactions Allocated from Affiliated
         Investment Company..............................     (372)   (7,070)     38,034   (119,115)          --           --
       Futures...........................................       --        --          --         --        1,373       (1,430)
       Translation of Foreign Currency-Denominated
         Amounts.........................................       --        --          --         --          136         (239)
                                                          --------   -------   ---------  ---------  -----------  -----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................    1,912    (3,672)     50,530    (83,663)   1,146,680      (14,511)
                                                          --------   -------   ---------  ---------  -----------  -----------
Distributions:
       Institutional Class Shares........................   (1,977)   (3,924)    (33,215)   (20,414)    (302,662)    (241,977)
                                                          --------   -------   ---------  ---------  -----------  -----------
          Total Distributions............................   (1,977)   (3,924)    (33,215)   (20,414)    (302,662)    (241,977)
                                                          --------   -------   ---------  ---------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued.........................................    2,122     2,809     117,898    207,831      913,489    1,129,099
   Shares Issued in Lieu of Cash Distributions...........    1,763     3,396      31,461     19,301      297,390      238,291
   Shares Redeemed.......................................  (13,631)   (7,435)   (155,220)   (69,751)  (1,199,441)  (1,166,148)
                                                          --------   -------   ---------  ---------  -----------  -----------
          Net Increase (Decrease) from Capital
            Share Transactions...........................   (9,746)   (1,230)     (5,861)   157,381       11,438      201,242
                                                          --------   -------   ---------  ---------  -----------  -----------
          Total Increase (Decrease) in Net Assets........   (9,811)   (8,826)     11,454     53,304      855,456      (55,246)
NET ASSETS
   Beginning of Year.....................................   36,351    45,177     645,651    592,347    5,442,507    5,497,753
                                                          --------   -------   ---------  ---------  -----------  -----------
   End of Year........................................... $ 26,540   $36,351   $ 657,105  $ 645,651  $ 6,297,963  $ 5,442,507
                                                          ========   =======   =========  =========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................       82        91       5,188      7,354      182,042      219,592
   Shares Issued in Lieu of Cash Distributions...........       75       114       1,395        709       64,510       46,632
   Shares Redeemed.......................................     (553)     (239)     (6,632)    (2,541)    (245,929)    (228,031)
                                                          --------   -------   ---------  ---------  -----------  -----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................     (396)      (34)        (49)     5,522          623       38,193
                                                          ========   =======   =========  =========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                   DFA GLOBAL REAL ESTATE    DFA INTERNATIONAL SMALL    INTERNATIONAL VECTOR
                                                    SECURITIES PORTFOLIO       CAP VALUE PORTFOLIO        EQUITY PORTFOLIO
                                                  ------------------------  ------------------------  -----------------------
                                                     YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                                                     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                    OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                     2019         2018         2019         2018         2019         2018
                                                  -----------  -----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................. $   243,121  $   319,485  $   325,454  $   333,887  $    72,736  $   63,232
   Capital Gain Distributions Received from
     Investment Securities.......................          --        5,030           --           --           --          --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..........      73,513      (30,218)     238,307      489,396      (25,195)     81,370
       Affiliated Investment Companies
         Shares Sold.............................      37,097       13,679           --          (64)          --          (4)
       Futures...................................        (135)          --        1,976       19,832       (2,728)        (84)
       Foreign Currency Transactions.............          --           --       (1,093)     (11,795)        (429)       (430)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency................................     795,754       (6,013)    (233,259)  (2,949,087)      93,366    (401,480)
       Affiliated Investment Companies
         Shares..................................     641,678     (177,027)          70          (36)          12          (6)
       Futures...................................          --           --        4,434       (7,629)          --          --
       Translation of Foreign Currency-
         Denominated Amounts.....................          --           --        1,343         (512)         106         (65)
                                                  -----------  -----------  -----------  -----------  -----------  ----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations...........................   1,791,028      124,936      337,232   (2,126,008)     137,868    (257,467)
                                                  -----------  -----------  -----------  -----------  -----------  ----------
Distributions:
       Institutional Class Shares................    (351,905)    (255,497)    (776,069)    (896,785)    (147,900)    (69,245)
                                                  -----------  -----------  -----------  -----------  -----------  ----------
          Total Distributions....................    (351,905)    (255,497)    (776,069)    (896,785)    (147,900)    (69,245)
                                                  -----------  -----------  -----------  -----------  -----------  ----------
Capital Share Transactions (1):
   Shares Issued.................................   1,973,793    2,076,669    3,086,382    2,575,335    1,111,287     587,591
   Shares Issued in Lieu of Cash
     Distributions...............................     335,724      245,163      699,165      810,215      140,703      68,621
   Shares Redeemed...............................  (1,955,553)  (1,469,129)  (3,706,321)  (2,737,533)  (1,105,041)   (418,135)
                                                  -----------  -----------  -----------  -----------  -----------  ----------
          Net Increase (Decrease) from
            Capital Share
            Transactions.........................     353,964      852,703       79,226      648,017      146,949     238,077
                                                  -----------  -----------  -----------  -----------  -----------  ----------
          Total Increase (Decrease) in
            Net Assets...........................   1,793,087      722,142     (359,611)  (2,374,776)     136,917     (88,635)
NET ASSETS
   Beginning of Year.............................   7,475,924    6,753,782   13,787,695   16,162,471    2,441,217   2,529,852
                                                  -----------  -----------  -----------  -----------  -----------  ----------
   End of Year................................... $ 9,269,011  $ 7,475,924  $13,428,084  $13,787,695  $ 2,578,134  $2,441,217
                                                  ===========  ===========  ===========  ===========  ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................     173,132      193,699      174,997      116,242      101,269      44,843
   Shares Issued in Lieu of Cash
     Distributions...............................      32,690       22,410       41,425       36,559       13,131       5,242
   Shares Redeemed...............................    (174,212)    (137,791)    (210,444)    (123,463)    (100,463)    (31,849)
                                                  -----------  -----------  -----------  -----------  -----------  ----------
          Net Increase (Decrease) from
            Shares Issued and
            Redeemed.............................      31,610       78,318        5,978       29,338       13,937      18,236
                                                  ===========  ===========  ===========  ===========  ===========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                               INTERNATIONAL HIGH
                                                                    RELATIVE            WORLD EX             WORLD EX
                                                                  PROFITABILITY        U.S. VALUE       U.S. TARGETED VALUE
                                                                    PORTFOLIO           PORTFOLIO            PORTFOLIO
                                                               ------------------  ------------------  --------------------
                                                                 YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                                                                 ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                                                                OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                                 2019      2018      2019      2018      2019       2018
                                                               --------  --------  --------  --------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................... $ 11,989  $  4,407  $  8,768  $  6,776  $  13,158  $  10,453
   Capital Gain Distributions Received from Investment
     Securities...............................................       --        --       766       772         --         --
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.......................  (10,724)   (1,478)       --        --      5,834     14,758
       Affiliated Investment Companies Shares Sold............       --        --      (802)     (152)        --         (1)
       Transactions Allocated from Affiliated Investment
         Company*,**..........................................       --        --    (1,780)    4,866         --         --
       Futures................................................      155       167      (109)       --       (308)        22
       Foreign Currency Transactions..........................      (32)       35        --        --       (140)      (268)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.............   58,944   (27,436)      384        --      5,845    (98,264)
       Affiliated Investment Companies Shares.................        2        --        95    (4,644)         1         --
       Transactions Allocated from Affiliated Investment
         Company..............................................       --        --     4,725   (30,618)        (1)        --
       Translation of Foreign Currency-Denominated
         Amounts..............................................        6        (7)       --        --         30         (8)
                                                               --------  --------  --------  --------  ---------  ---------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations.........................   60,340   (24,312)   12,047   (23,000)    24,419    (73,308)
                                                               --------  --------  --------  --------  ---------  ---------
Distributions:
       Institutional Class Shares.............................  (11,023)   (3,960)  (13,716)   (8,118)   (23,983)   (18,759)
                                                               --------  --------  --------  --------  ---------  ---------
          Total Distributions.................................  (11,023)   (3,960)  (13,716)   (8,118)   (23,983)   (18,759)
                                                               --------  --------  --------  --------  ---------  ---------
Capital Share Transactions (1):
   Shares Issued..............................................  416,587   252,625   110,720    78,125    329,309    215,731
   Shares Issued in Lieu of Cash Distributions................   11,018     3,958    13,703     8,111     23,923     18,713
   Shares Redeemed............................................  (85,342)  (29,236)  (61,053)  (61,001)  (280,777)  (148,726)
                                                               --------  --------  --------  --------  ---------  ---------
          Net Increase (Decrease) from Capital Share
            Transactions......................................  342,263   227,347    63,370    25,235     72,455     85,718
                                                               --------  --------  --------  --------  ---------  ---------
          Total Increase (Decrease) in Net Assets.............  391,580   199,075    61,701    (5,883)    72,891     (6,349)
NET ASSETS
   Beginning of Year..........................................  266,868    67,793   240,668   246,551    460,155    466,504
                                                               --------  --------  --------  --------  ---------  ---------
   End of Year................................................ $658,448  $266,868  $302,369  $240,668  $ 533,046  $ 460,155
                                                               ========  ========  ========  ========  =========  =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..............................................   41,376    23,561    10,308     6,253     27,492     15,217
   Shares Issued in Lieu of Cash Distributions................    1,078       374     1,293       657      2,024      1,301
   Shares Redeemed............................................   (8,617)   (2,797)   (5,597)   (4,751)   (23,474)   (10,739)
                                                               --------  --------  --------  --------  ---------  ---------
          Net Increase (Decrease) from Shares Issued
            and Redeemed......................................   33,837    21,138     6,004     2,159      6,042      5,779
                                                               ========  ========  ========  ========  =========  =========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                         WORLD EX U.S. CORE EQUITY   WORLD CORE EQUITY    SELECTIVELY HEDGED
                                                                PORTFOLIO                PORTFOLIO       GLOBAL EQUITY PORTFOLIO
                                                         ------------------------  --------------------  ----------------------
                                                            YEAR         YEAR        YEAR       YEAR       YEAR        YEAR
                                                            ENDED        ENDED       ENDED      ENDED      ENDED       ENDED
                                                           OCT 31,      OCT 31,     OCT 31,    OCT 31,    OCT 31,     OCT 31,
                                                            2019         2018        2019       2018       2019        2018
                                                         ----------   ----------   ---------  ---------  ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $  103,743   $   81,701   $  18,204  $  13,553  $   9,052   $   7,842
   Capital Gain Distributions Received from
     Investment Securities..............................         --           --       2,509      1,843      1,971       1,607
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/.................    (27,918)      21,093          --         --         --           1
       Affiliated Investment Companies Shares
         Sold...........................................         --           (7)     (5,618)     1,952     (4,770)      2,046
       Futures..........................................     (1,060)       1,743         (62)       145     (1,126)      3,877
       Foreign Currency Transactions....................     (4,961)        (951)         --         --         --          --
       Forward Currency Contracts.......................         --           --          --         --      4,438       4,871
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign
         Currency.......................................    222,436     (472,935)         --         --         --          13
       Affiliated Investment Companies Shares...........         10           (1)     67,131    (39,888)    27,375     (27,187)
       Futures..........................................         --           --          --         --      1,674      (2,628)
       Translation of Foreign Currency-
         Denominated Amounts............................        116          (79)         --         --         --          --
       Forward Currency Contracts.......................         --           --          --         --     (2,086)        178
                                                         ----------   ----------   ---------  ---------  ---------   ---------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................    292,366     (369,436)     82,164    (22,395)    36,528      (9,380)
                                                         ----------   ----------   ---------  ---------  ---------   ---------
Distributions:
       Institutional Class Shares.......................   (116,666)     (75,944)    (23,511)   (14,502)   (16,864)    (11,171)
                                                         ----------   ----------   ---------  ---------  ---------   ---------
          Total Distributions...........................   (116,666)     (75,944)    (23,511)   (14,502)   (16,864)    (11,171)
                                                         ----------   ----------   ---------  ---------  ---------   ---------
Capital Share Transactions (1):
   Shares Issued........................................  1,271,493    1,408,140     192,373    346,536     78,038     114,026
   Shares Issued in Lieu of Cash Distributions..........    113,738       72,834      23,302     14,069     16,808      11,131
   Shares Redeemed......................................   (971,409)    (711,170)   (136,287)  (129,087)  (141,873)   (103,615)
                                                         ----------   ----------   ---------  ---------  ---------   ---------
          Net Increase (Decrease) from Capital
            Share Transactions..........................    413,822      769,804      79,388    231,518    (47,027)     21,542
                                                         ----------   ----------   ---------  ---------  ---------   ---------
          Total Increase (Decrease) in Net
            Assets......................................    589,522      324,424     138,041    194,621    (27,363)        991
NET ASSETS
   Beginning of Year....................................  3,129,791    2,805,367     741,512    546,891    403,195     402,204
                                                         ----------   ----------   ---------  ---------  ---------   ---------
   End of Year.......................................... $3,719,313   $3,129,791   $ 879,553  $ 741,512  $ 375,832   $ 403,195
                                                         ==========   ==========   =========  =========  =========   =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued........................................    119,518      116,093      12,674     20,931      5,128       6,816
   Shares Issued in Lieu of Cash Distributions..........     10,760        6,147       1,534        856      1,185         679
   Shares Redeemed......................................    (91,013)     (59,215)     (8,795)    (7,697)    (9,256)     (6,176)
                                                         ----------   ----------   ---------  ---------  ---------   ---------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................     39,265       63,025       5,413     14,090     (2,943)      1,319
                                                         ==========   ==========   =========  =========  =========   =========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $(1), $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                      EMERGING MARKETS          EMERGING MARKETS       EMERGING MARKETS VALUE
                                                          PORTFOLIO            SMALL CAP PORTFOLIO            PORTFOLIO
                                                  ------------------------  ------------------------  ------------------------
                                                   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                  OCT 31, 2019 OCT 31, 2018 OCT 31, 2019 OCT 31, 2018 OCT 31, 2019 OCT 31, 2018
                                                  ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................. $   156,390  $   127,713  $   161,559  $   172,421  $   442,266  $   453,039
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..........          (1)          --           --           --           --           --
       Transactions Allocated from
         Affiliated Investment
         Company*,**.............................     (72,191)      76,077       57,552      185,571     (172,477)     304,582
   Change in Unrealized Appreciation
     (Depreciation) of:
       Transactions Allocated from
         Affiliated Investment
         Company.................................     516,007     (937,174)     568,138   (1,598,746)     477,901   (2,444,307)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from
            Operations...........................     600,205     (733,384)     787,249   (1,240,754)     747,690   (1,686,686)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Distributions:
   Class R2 Shares...............................          --           --           --           --         (687)        (632)
   Institutional Class Shares....................    (145,647)    (115,293)    (327,074)    (339,983)    (458,693)    (438,799)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
       Total Distributions.......................    (145,647)    (115,293)    (327,074)    (339,983)    (459,380)    (439,431)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
Capital Share Transactions (1):
   Shares Issued.................................   1,392,119    1,740,732    1,086,305    1,502,030    3,101,990    2,709,737
   Shares Issued in Lieu of Cash
     Distributions...............................     131,384      104,589      306,500      321,912      437,294      416,976
   Shares Redeemed...............................  (1,403,931)  (2,235,370)  (1,733,527)  (1,188,516)  (3,093,072)  (3,958,464)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
       Net Increase (Decrease) from
         Capital Share Transactions..............     119,572     (390,049)    (340,722)     635,426      446,212     (831,751)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
       Total Increase (Decrease) in Net
         Assets..................................     574,130   (1,238,726)     119,453     (945,311)     734,522   (2,957,868)
NET ASSETS
   Beginning of Year.............................   5,394,188    6,632,914    6,304,406    7,249,717   16,456,560   19,414,428
                                                  -----------  -----------  -----------  -----------  -----------  -----------
   End of Year................................... $ 5,968,318  $ 5,394,188  $ 6,423,859  $ 6,304,406  $17,191,082  $16,456,560
                                                  ===========  ===========  ===========  ===========  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................      51,928       59,520       54,991       66,017      111,222       88,155
   Shares Issued in Lieu of Cash
     Distributions...............................       4,954        3,693       16,347       14,324       16,392       14,033
   Shares Redeemed...............................     (52,162)     (75,814)     (88,031)     (52,180)    (112,571)    (128,806)
                                                  -----------  -----------  -----------  -----------  -----------  -----------
       Net Increase (Decrease) from
         Shares Issued and Redeemed..............       4,720      (12,601)     (16,693)      28,161       15,043      (26,618)
                                                  ===========  ===========  ===========  ===========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $(144), respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                                EMERGING
                                                                                                                MARKETS
                                                                                                                TARGETED
                                                                                  EMERGING MARKETS CORE EQUITY   VALUE
                                                                                          PORTFOLIO            PORTFOLIO
                                                                                  ---------------------------  ----------
                                                                                                                 PERIOD
                                                                                                                NOV 14,
                                                                                                               2018(A) TO
                                                                                   YEAR ENDED     YEAR ENDED    OCT 31,
                                                                                  OCT 31, 2019   OCT 31, 2018     2019
                                                                                  ------------   ------------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $   723,412    $   640,665    $  2,379
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..........................................    (319,383)        31,925       1,412
       Affiliated Investment Companies Shares Sold...............................          (3)           (73)         --
       Futures...................................................................      14,341         23,201          35
       Foreign Currency Transactions.............................................        (779)        (8,571)        (33)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................   2,502,146     (4,701,470)       (221)
       Affiliated Investment Companies Shares....................................          58            (27)         --
       Futures...................................................................      13,038        (14,163)         --
       Translation of Foreign Currency-Denominated Amounts.......................         433           (112)          1
                                                                                  -----------    -----------    --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........   2,933,263     (4,028,625)      3,573
                                                                                  -----------    -----------    --------
Distributions:
       Institutional Class Shares................................................    (730,829)      (593,704)        (64)
                                                                                  -----------    -----------    --------
          Total Distributions....................................................    (730,829)      (593,704)        (64)
                                                                                  -----------    -----------    --------
Capital Share Transactions (1):
   Shares Issued.................................................................   6,077,361      7,226,472     128,579
   Shares Issued in Lieu of Cash Distributions...................................     690,137        559,808          64
   Shares Redeemed...............................................................  (5,720,081)    (4,876,914)    (17,792)
                                                                                  -----------    -----------    --------
          Net Increase (Decrease) from Capital Share Transactions................   1,047,417      2,909,366     110,851
                                                                                  -----------    -----------    --------
          Total Increase (Decrease) in Net Assets................................   3,249,851     (1,712,963)    114,360
NET ASSETS
   Beginning of Year.............................................................  25,372,759     27,085,722          --
                                                                                  -----------    -----------    --------
   End of Year................................................................... $28,622,610    $25,372,759    $114,360
                                                                                  ===========    ===========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................     303,000        325,137      12,691
   Shares Issued in Lieu of Cash Distributions...................................      34,717         26,402           6
   Shares Redeemed...............................................................    (286,918)      (222,685)     (1,729)
                                                                                  -----------    -----------    --------
          Net Increase (Decrease) from Shares Issued and Redeemed................      50,799        128,854      10,968
                                                                                  ===========    ===========    ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $(1) and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $(5) and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               LARGE CAP INTERNATIONAL PORTFOLIO
                                              -----------------------------------------------------------------   ------------
                                               YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016  OCT 31, 2015  OCT 31, 2019
                                              ------------ ------------  ------------ ------------  ------------  ------------
Net Asset Value, Beginning of Year...........  $    21.29   $    23.52    $    19.52   $    20.36    $    21.59   $     12.65
                                               ----------   ----------    ----------   ----------    ----------   -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............        0.70         0.66          0.58         0.57          0.58          0.41
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............        1.47        (2.25)         4.00        (0.86)        (1.24)         0.53
                                               ----------   ----------    ----------   ----------    ----------   -----------
       Total from Investment Operations......        2.17        (1.59)         4.58        (0.29)        (0.66)         0.94
                                               ----------   ----------    ----------   ----------    ----------   -----------
Less Distributions:
-------------------
   Net Investment Income.....................       (0.68)       (0.64)        (0.58)       (0.55)        (0.57)        (0.40)
                                               ----------   ----------    ----------   ----------    ----------   -----------
       Total Distributions...................       (0.68)       (0.64)        (0.58)       (0.55)        (0.57)        (0.40)
                                               ----------   ----------    ----------   ----------    ----------   -----------
Net Asset Value, End of Year.................  $    22.78   $    21.29    $    23.52   $    19.52    $    20.36   $     13.19
                                               ==========   ==========    ==========   ==========    ==========   ===========
Total Return.................................       10.38%       (6.97%)       23.79%       (1.30%)       (3.10%)        7.67%
                                               ----------   ----------    ----------   ----------    ----------   -----------
Net Assets, End of Year (thousands)..........  $5,356,475   $4,587,406    $4,723,090   $3,527,775    $3,150,334   $30,559,427
Ratio of Expenses to Average Net Assets......        0.23%        0.23%         0.25%        0.28%         0.29%         0.29%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly))...............................        0.24%        0.23%         0.25%        0.28%         0.29%         0.31%
Ratio of Net Investment Income to Average
  Net Assets.................................        3.22%        2.78%         2.72%        2.95%         2.71%         3.21%
Portfolio Turnover Rate......................           7%           8%           10%          10%           10%            6%
                                               ----------   ----------    ----------   ----------    ----------   -----------

                                                 INTERNATIONAL CORE EQUITY PORTFOLIO
                                              ----------------------------------------------------
                                               YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                              OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                              ------------  ------------ ------------ ------------
Net Asset Value, Beginning of Year........... $     14.23   $     11.58  $     11.69  $     12.15
                                              -----------   -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............        0.38          0.34         0.32         0.32
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       (1.60)         2.63        (0.15)       (0.45)
                                              -----------   -----------  -----------  -----------
       Total from Investment Operations......       (1.22)         2.97         0.17        (0.13)
                                              -----------   -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income.....................       (0.36)        (0.32)       (0.28)       (0.33)
                                              -----------   -----------  -----------  -----------
       Total Distributions...................       (0.36)        (0.32)       (0.28)       (0.33)
                                              -----------   -----------  -----------  -----------
Net Asset Value, End of Year................. $     12.65   $     14.23  $     11.58  $     11.69
                                              ===========   ===========  ===========  ===========
Total Return.................................       (8.79%)       26.02%        1.62%       (1.10%)
                                              -----------   -----------  -----------  -----------
Net Assets, End of Year (thousands).......... $27,174,589   $25,443,968  $16,983,011  $14,420,568
Ratio of Expenses to Average Net Assets......        0.30%         0.30%        0.38%        0.38%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly))...............................        0.30%         0.32%        0.38%        0.38%
Ratio of Net Investment Income to Average
  Net Assets.................................        2.67%         2.62%        2.83%        2.63%
Portfolio Turnover Rate......................           4%            6%           2%           4%
                                              -----------   -----------  -----------  -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                GLOBAL SMALL COMPANY PORTFOLIO                INTERNATIONAL SMALL COMPANY PORTFOLIO
                              ---------------------------        ---------------------------------------------------------------
                                                     PERIOD
                               YEAR      YEAR       JAN 18,         YEAR          YEAR         YEAR         YEAR         YEAR
                               ENDED     ENDED     2017(A) TO       ENDED         ENDED        ENDED        ENDED        ENDED
                              OCT 31,   OCT 31,     OCT 31,        OCT 31,       OCT 31,      OCT 31,      OCT 31,      OCT 31,
                               2019      2018         2017          2019          2018         2017         2016         2015
                              -------  -------   ----------      -----------  -----------   -----------  -----------  ----------
Net Asset Value, Beginning
  of Period.................. $ 10.73  $ 11.53    $ 10.00        $     18.46  $     21.52   $     17.78  $     17.78  $    18.24
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income
     (Loss)..................    0.18     0.19       0.14               0.43         0.46          0.41         0.43        0.41
   Net Gains (Losses) on
     Securities (Realized
     and Unrealized).........    0.27    (0.75)      1.39               0.58        (2.41)         4.13         0.48        0.12
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
       Total from
         Investment
         Operations..........    0.45    (0.56)      1.53               1.01        (1.95)         4.54         0.91        0.53
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
Less Distributions:
-------------------
   Net Investment
     Income..................   (0.11)   (0.17)        --              (0.44)       (0.44)        (0.34)       (0.51)      (0.42)
   Net Realized Gains........      --    (0.07)        --              (0.82)       (0.67)        (0.46)       (0.40)      (0.57)
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
       Total
         Distributions.......   (0.11)   (0.24)        --              (1.26)       (1.11)        (0.80)       (0.91)      (0.99)
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
Net Asset Value, End of
  Period..................... $ 11.07  $ 10.73    $ 11.53        $     18.21  $     18.46   $     21.52  $     17.78  $    17.78
                              =======  =======    =======        ===========  ===========   ===========  ===========  ==========
Total Return.................    4.29%   (5.02%)    15.30%(B)           6.44%       (9.54%)       26.54%        5.43%       3.30%
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
Net Assets, End of Period
  (thousands)................ $41,286  $31,380    $15,021        $12,750,110  $12,656,204   $13,490,290  $10,387,361  $9,323,492
Ratio of Expenses to
  Average Net Assets
  *(C).......................    0.49%    0.49%      0.42%(D)(E)        0.54%        0.53%         0.53%        0.53%       0.54%
Ratio of Expenses to
  Average Net Assets
  (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor)
  *(C).......................    0.93%    0.90%      1.14%(D)(E)        0.54%        0.53%         0.53%        0.53%       0.54%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    1.69%    1.58%      1.74%(D)(E)        2.44%        2.18%         2.14%        2.47%       2.30%
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses
  incurred by the Portfolio
  indirectly as a result of
  Portfolio's investment in
  Underlying Funds as
  follows:...................    0.27%    0.26%      0.27%              0.12%        0.12%         0.12%        0.13%       0.12%
                              -------  -------    -------        -----------  -----------   -----------  -----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       JAPANESE SMALL COMPANY PORTFOLIO
                                              -------------------------------------------------
                                                YEAR      YEAR       YEAR      YEAR      YEAR
                                                ENDED     ENDED      ENDED     ENDED     ENDED
                                               OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                2019      2018       2017      2016      2015
                                              --------  --------   --------  --------  --------
Net Asset Value, Beginning of Year........... $  25.70  $  28.56   $  23.01  $  20.46  $  19.15
                                              --------  --------   --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............     0.45      0.43       0.37      0.32      0.25
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............     0.37     (2.59)      5.61      2.51      1.36
                                              --------  --------   --------  --------  --------
       Total from Investment Operations......     0.82     (2.16)      5.98      2.83      1.61
                                              --------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.....................    (0.28)    (0.70)     (0.43)    (0.28)    (0.30)
   Net Realized Gains........................    (1.35)       --         --        --        --
                                              --------  --------   --------  --------  --------
       Total Distributions...................    (1.63)    (0.70)     (0.43)    (0.28)    (0.30)
                                              --------  --------   --------  --------  --------
Net Asset Value, End of Year................. $  24.89  $  25.70   $  28.56  $  23.01  $  20.46
                                              ========  ========   ========  ========  ========
Total Return.................................     4.01%    (7.82%)    26.56%    14.04%     8.62%
                                              --------  --------   --------  --------  --------
Net Assets, End of Year (thousands).......... $640,068  $622,650   $647,978  $509,413  $463,997
Ratio of Expenses to Average Net Assets (C)..     0.55%     0.53%      0.54%     0.54%     0.54%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) (C)..................     0.65%     0.63%      0.64%     0.64%     0.57%
Ratio of Net Investment Income to Average
  Net Assets.................................     1.91%     1.49%      1.50%     1.57%     1.27%
                                              --------  --------   --------  --------  --------

                                                     ASIA PACIFIC SMALL COMPANY PORTFOLIO
                                              -------------------------------------------------
                                                YEAR      YEAR       YEAR      YEAR      YEAR
                                                ENDED     ENDED      ENDED     ENDED     ENDED
                                               OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                2019      2018       2017      2016      2015
                                              --------  --------   --------  --------  --------
Net Asset Value, Beginning of Year........... $  20.83  $  23.71   $  21.27  $  19.06  $  22.88
                                              --------  --------   --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............     0.77      0.84       0.74      0.71      0.75
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............     0.19     (2.76)      2.45      2.24     (3.51)
                                              --------  --------   --------  --------  --------
       Total from Investment Operations......     0.96     (1.92)      3.19      2.95     (2.76)
                                              --------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.....................    (0.68)    (0.96)     (0.75)    (0.74)    (1.06)
   Net Realized Gains........................       --        --         --        --        --
                                              --------  --------   --------  --------  --------
       Total Distributions...................    (0.68)    (0.96)     (0.75)    (0.74)    (1.06)
                                              --------  --------   --------  --------  --------
Net Asset Value, End of Year................. $  21.11  $  20.83   $  23.71  $  21.27  $  19.06
                                              ========  ========   ========  ========  ========
Total Return.................................     4.81%    (8.51%)    15.70%    16.18%   (12.19%)
                                              --------  --------   --------  --------  --------
Net Assets, End of Year (thousands).......... $340,649  $346,335   $332,153  $251,575  $200,270
Ratio of Expenses to Average Net Assets (C)..     0.57%     0.54%      0.54%     0.54%     0.55%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) (C)..................     0.67%     0.64%      0.64%     0.64%     0.57%
Ratio of Net Investment Income to Average
  Net Assets.................................     3.65%     3.57%      3.41%     3.57%     3.67%
                                              --------  --------   --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                UNITED KINGDOM SMALL COMPANY PORTFOLIO            CONTINENTAL SMALL COMPANY PORTFOLIO
                            ---------------------------------------------  -------------------------------------------------
                             YEAR      YEAR     YEAR      YEAR     YEAR      YEAR      YEAR       YEAR      YEAR      YEAR
                             ENDED     ENDED    ENDED     ENDED    ENDED     ENDED     ENDED      ENDED     ENDED     ENDED
                            OCT 31,   OCT 31,  OCT 31,   OCT 31,  OCT 31,   OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                             2019      2018     2017      2016     2015      2019      2018       2017      2016      2015
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
Net Asset Value,
  Beginning of
  Year..................... $ 26.95  $ 32.67   $ 27.21  $ 35.50   $ 35.92  $  24.37  $  28.24   $  21.48  $  20.74  $  19.34
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
Income from
  Investment
  Operations (A)
--------------
   Net Investment
     Income
     (Loss)................    0.76     0.85      0.87     1.18      1.06      0.55      0.61       0.45      0.43      0.43
   Net Gains
     (Losses) on
     Securities
     (Realized and
     Unrealized)...........    1.68    (3.65)     6.67    (6.55)     1.95      1.23     (3.68)      6.73      0.72      1.38
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
       Total from
         Investment
         Operations........    2.44    (2.80)     7.54    (5.37)     3.01      1.78     (3.07)      7.18      1.15      1.81
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment
     Income................   (0.47)   (0.79)    (0.93)   (1.29)    (1.05)    (0.51)    (0.59)     (0.42)    (0.41)    (0.41)
   Net Realized
     Gains.................   (1.07)   (2.13)    (1.15)   (1.63)    (2.38)    (0.80)    (0.21)        --        --        --
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
       Total
         Distributions.....   (1.54)   (2.92)    (2.08)   (2.92)    (3.43)    (1.31)    (0.80)     (0.42)    (0.41)    (0.41)
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
Net Asset Value, End
  of Year.................. $ 27.85  $ 26.95   $ 32.67  $ 27.21   $ 35.50  $  24.84  $  24.37   $  28.24  $  21.48  $  20.74
                            =======  =======   =======  =======   =======  ========  ========   ========  ========  ========
Total Return...............   10.14%   (9.34%)   29.28%  (16.20%)    9.43%     7.94%   (11.14%)    33.68%     5.70%     9.37%
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------
Net Assets, End of
  Year
  (thousands).............. $26,540  $36,351   $45,177  $32,323   $35,637  $657,105  $645,651   $592,347  $292,117  $278,024
Ratio of Expenses to
  Average Net Assets
  (C)......................    0.59%    0.58%     0.59%    0.59%     0.58%     0.56%     0.54%      0.56%     0.54%     0.55%
Ratio of Expenses to
  Average Net Assets
  (Excluding Fees
  (Waived),
  (Expenses
  Reimbursed), and/
  or Previously
  Waived Fees
  Recovered by
  Advisor) (C).............    0.82%    0.68%     0.71%    0.71%     0.62%     0.66%     0.64%      0.66%     0.64%     0.58%
Ratio of Net
  Investment Income
  to Average Net
  Assets...................    2.92%    2.75%     2.93%    3.87%     2.99%     2.30%     2.16%      1.78%     2.08%     2.09%
                            -------  -------   -------  -------   -------  --------  --------   --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                                                ----------------------------------------------------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                ------------ ------------  ------------ ------------ ------------
Net Asset Value, Beginning of Year.............  $     4.85   $     5.07    $     5.23   $     5.27   $     5.63
                                                 ----------   ----------    ----------   ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................        0.20         0.22          0.21         0.20         0.19
   Net Gains (Losses) on Securities (Realized
     and Unrealized)...........................        0.83        (0.22)         0.04        (0.15)       (0.22)
                                                 ----------   ----------    ----------   ----------   ----------
       Total from Investment Operations........        1.03           --          0.25         0.05        (0.03)
                                                 ----------   ----------    ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.......................       (0.27)       (0.22)        (0.41)       (0.09)       (0.33)
   Net Realized Gains..........................          --           --            --           --           --
                                                 ----------   ----------    ----------   ----------   ----------
       Total Distributions.....................       (0.27)       (0.22)        (0.41)       (0.09)       (0.33)
                                                 ----------   ----------    ----------   ----------   ----------
Net Asset Value, End of Year...................  $     5.61   $     4.85    $     5.07   $     5.23   $     5.27
                                                 ==========   ==========    ==========   ==========   ==========
Total Return...................................       22.54%       (0.24%)        5.46%        1.05%       (0.37%)
                                                 ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands)............  $6,297,963   $5,442,507    $5,497,753   $4,181,623   $3,540,092
Ratio of Expenses to Average Net Assets *......        0.27%        0.28%         0.28%        0.28%        0.32%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)) *...............................        0.28%        0.28%         0.28%        0.28%        0.32%
Ratio of Net Investment Income to Average Net
  Assets.......................................        4.01%        4.27%         4.19%        3.71%        3.64%
Portfolio Turnover Rate........................           8%           5%            1%           1%           2%
                                                 ----------   ----------    ----------   ----------   ----------
* The Ratio of Expenses to Average Net Assets
  is inclusive of acquired fund fees and
  expenses incurred by the Portfolio
  indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:...         N/A          N/A           N/A          N/A          N/A
                                                 ----------   ----------    ----------   ----------   ----------

                                                                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
                                                ---------------------------------------------------------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 OCT 31, 2019    OCT 31, 2018    OCT 31, 2017    OCT 31, 2016    OCT 31, 2015
                                                ------------    ------------    ------------    ------------    ------------
Net Asset Value, Beginning of Year.............  $    10.71      $    10.90      $    10.84      $    10.59      $    10.63
                                                 ----------      ----------      ----------      ----------      ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................        0.34**          0.48            0.43            0.27            0.44
   Net Gains (Losses) on Securities (Realized
     and Unrealized)...........................        2.16**         (0.26)           0.15            0.23           (0.09)
                                                 ----------      ----------      ----------      ----------      ----------
       Total from Investment Operations........        2.50            0.22            0.58            0.50            0.35
                                                 ----------      ----------      ----------      ----------      ----------
Less Distributions:
-------------------
   Net Investment Income.......................       (0.50)          (0.34)          (0.49)          (0.25)          (0.39)
   Net Realized Gains..........................         (--)          (0.07)          (0.03)             --              --
                                                 ----------      ----------      ----------      ----------      ----------
       Total Distributions.....................       (0.50)          (0.41)          (0.52)          (0.25)          (0.39)
                                                 ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year...................  $    12.71      $    10.71      $    10.90      $    10.84      $    10.59
                                                 ==========      ==========      ==========      ==========      ==========
Total Return...................................       24.55%           1.91%           5.82%           4.87%           3.44%
                                                 ----------      ----------      ----------      ----------      ----------
Net Assets, End of Year (thousands)............  $9,269,011      $7,475,924      $6,753,782      $4,888,955      $4,059,916
Ratio of Expenses to Average Net Assets *......        0.24%(C)        0.24%(C)        0.24%(C)        0.24%(C)        0.27%(C)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly)) *...............................        0.35%(C)        0.35%(C)        0.37%(C)        0.38%(C)        0.45%(C)
Ratio of Net Investment Income to Average Net
  Assets.......................................        2.95%**         4.42%           4.03%           2.45%           4.16%
Portfolio Turnover Rate........................           0%              3%              2%              2%              1%
                                                 ----------      ----------      ----------      ----------      ----------
* The Ratio of Expenses to Average Net Assets
  is inclusive of acquired fund fees and
  expenses incurred by the Portfolio
  indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:...        0.13%           0.13%           0.15%           0.16%           0.22%
                                                 ----------      ----------      ----------      ----------      ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                                                    ----------------------------------------------------------------
                                                     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                    ------------ ------------  ------------ ------------ ------------
Net Asset Value, Beginning of Year................. $     19.24  $     23.51   $     19.31  $     19.44  $     19.55
                                                    -----------  -----------   -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................        0.45         0.47          0.39         0.44         0.38
   Net Gains (Losses) on Securities (Realized and
     Unrealized)...................................       (0.01)       (3.44)         4.72         0.29         0.22
                                                    -----------  -----------   -----------  -----------  -----------
       Total from Investment Operations............        0.44        (2.97)         5.11         0.73         0.60
                                                    -----------  -----------   -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income...........................       (0.48)       (0.56)        (0.29)       (0.58)       (0.37)
   Net Realized Gains..............................       (0.62)       (0.74)        (0.62)       (0.28)       (0.34)
                                                    -----------  -----------   -----------  -----------  -----------
       Total Distributions.........................       (1.10)       (1.30)        (0.91)       (0.86)       (0.71)
                                                    -----------  -----------   -----------  -----------  -----------
Net Asset Value, End of Year....................... $     18.58  $     19.24   $     23.51  $     19.31  $     19.44
                                                    ===========  ===========   ===========  ===========  ===========
Total Return.......................................        2.94%      (13.37%)       27.49%        4.09%        3.31%
                                                    -----------  -----------   -----------  -----------  -----------
Net Assets, End of Year (thousands)................ $13,428,084  $13,787,695   $16,162,471  $13,009,729  $12,577,575
Ratio of Expenses to Average Net Assets............        0.68%        0.68%         0.68%        0.68%        0.69%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly))..........................        0.69%        0.68%         0.68%        0.68%        0.69%
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.48%        2.10%         1.85%        2.38%        1.94%
Portfolio Turnover Rate............................          18%          23%           21%          19%          18%
                                                    -----------  -----------   -----------  -----------  -----------

                                                                  INTERNATIONAL VECTOR EQUITY PORTFOLIO
                                                    ----------------------------------------------------------------
                                                     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                    ------------ ------------  ------------ ------------ ------------
Net Asset Value, Beginning of Year.................  $    11.74   $    13.33    $    10.78   $    10.76   $    11.26
                                                     ----------   ----------    ----------   ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)....................        0.33         0.32          0.28         0.28         0.28
   Net Gains (Losses) on Securities (Realized and
     Unrealized)...................................        0.24        (1.56)         2.57         0.05        (0.41)
                                                     ----------   ----------    ----------   ----------   ----------
       Total from Investment Operations............        0.57        (1.24)         2.85         0.33        (0.13)
                                                     ----------   ----------    ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income...........................       (0.34)       (0.30)        (0.28)       (0.27)       (0.27)
   Net Realized Gains..............................       (0.35)       (0.05)        (0.02)       (0.04)       (0.10)
                                                     ----------   ----------    ----------   ----------   ----------
       Total Distributions.........................       (0.69)       (0.35)        (0.30)       (0.31)       (0.37)
                                                     ----------   ----------    ----------   ----------   ----------
Net Asset Value, End of Year.......................  $    11.62   $    11.74    $    13.33   $    10.78   $    10.76
                                                     ==========   ==========    ==========   ==========   ==========
Total Return.......................................        5.49%       (9.52%)       26.83%        3.21%       (1.14%)
                                                     ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands)................  $2,578,134   $2,441,217    $2,529,852   $1,856,474   $1,594,914
Ratio of Expenses to Average Net Assets............        0.50%        0.48%         0.49%        0.49%        0.50%
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor and
  (Fees Paid Indirectly))..........................        0.50%        0.48%         0.49%        0.49%        0.50%
Ratio of Net Investment Income to Average Net
  Assets...........................................        2.94%        2.40%         2.36%        2.73%        2.50%
Portfolio Turnover Rate............................          17%          12%            5%           4%           8%
                                                     ----------   ----------    ----------   ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       INTERNATIONAL HIGH RELATIVE
                                         PROFITABILITY PORTFOLIO                    WORLD EX U.S. VALUE PORTFOLIO
                                   -----------------------------        ----------------------------------------------------
                                                            PERIOD
                                     YEAR      YEAR        MAY 16,         YEAR        YEAR       YEAR      YEAR      YEAR
                                     ENDED     ENDED      2017(A) TO       ENDED       ENDED      ENDED     ENDED     ENDED
                                    OCT 31,   OCT 31,      OCT 31,        OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                     2019      2018          2017          2019        2018       2017      2016      2015
                                   --------  --------   ----------      --------     --------   --------  --------  --------
Net Asset Value, Beginning of
  Period.......................... $   9.71  $  10.68    $ 10.00        $  11.16     $  12.71   $  10.31  $  10.28  $  11.43
                                   --------  --------    -------        --------     --------   --------  --------  --------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income
     (Loss).......................     0.27      0.26       0.08            0.35         0.34       0.31      0.31      0.30
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................     1.00     (1.01)      0.66            0.04        (1.48)      2.33      0.03     (1.18)
                                   --------  --------    -------        --------     --------   --------  --------  --------
       Total from Investment
         Operations...............     1.27     (0.75)      0.74            0.39        (1.14)      2.64      0.34     (0.88)
                                   --------  --------    -------        --------     --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..........    (0.24)    (0.22)     (0.06)          (0.35)       (0.41)     (0.24)    (0.31)    (0.27)
   Net Realized Gains.............       --        --      (0.23)             --           --         --        --        --
                                   --------  --------    -------        --------     --------   --------  --------  --------
       Total Distributions........    (0.24)    (0.22)     (0.06)          (0.58)       (0.41)     (0.24)    (0.31)    (0.27)
                                   --------  --------    -------        --------     --------   --------  --------  --------
Net Asset Value, End of Period.... $  10.74  $   9.71    $ 10.68        $  10.97     $  11.16   $  12.71  $  10.31  $  10.28
                                   ========  ========    =======        ========     ========   ========  ========  ========
Total Return......................    13.19%    (7.20%)     7.38%(B)        3.75%       (9.22%)    25.97%     3.54%    (7.77%)
                                   --------  --------    -------        --------     --------   --------  --------  --------
Net Assets, End of Period
  (thousands)..................... $658,448  $266,868    $67,793        $302,369     $240,668   $246,551  $188,154  $155,301
Ratio of Expenses to Average
  Net Assets *....................     0.33%     0.35%      0.31%(D)(E)     0.54%(C)     0.52%      0.52%     0.53%     0.53%
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor and
  (Fees Paid Indirectly)) *.......     0.34%     0.35%      0.65%(D)(E)     0.76%(C)     0.74%      0.75%     0.76%     0.75%
Ratio of Net Investment
  Income to Average Net Assets....     2.69%     2.41%      1.76%(D)(E)     3.25%        2.72%      2.69%     3.20%     2.69%
Portfolio Turnover Rate...........        9%        9%         2%(B)         N/A          N/A        N/A       N/A       N/A
                                   --------  --------    -------        --------     --------   --------  --------  --------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses incurred
  by the Portfolio indirectly
  as a result of Portfolio's
  investment in Underlying
  Funds as follows:...............      N/A       N/A        N/A            0.24%        0.24%      0.25%     0.26%     0.25%
                                   --------  --------    -------        --------     --------   --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          WORLD EX U.S. TARGETED VALUE PORTFOLIO
                                                                ------------------------------------------------------
                                                                YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED  YEAR ENDED
                                                                 OCT 31,    OCT 31,     OCT 31,    OCT 31,     OCT 31,
                                                                   2019       2018        2017       2016        2015
                                                                ---------- ----------  ---------- ---------- ----------
Net Asset Value, Beginning of Period...........................  $  12.52   $  15.06    $  12.04   $  11.44   $  12.08
                                                                 --------   --------    --------   --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................................      0.32       0.31        0.28       0.25       0.23
   Net Gains (Losses) on Securities (Realized and Unrealized)..      0.26      (2.29)       3.01       0.55      (0.58)
                                                                 --------   --------    --------   --------   --------
       Total from Investment Operations........................      0.58      (1.98)       3.29       0.80      (0.35)
                                                                 --------   --------    --------   --------   --------
Less Distributions:
-------------------
   Net Investment Income.......................................     (0.29)     (0.30)      (0.27)     (0.20)     (0.26)
   Net Realized Gains..........................................     (0.36)     (0.26)         --         --      (0.03)
                                                                 --------   --------    --------   --------   --------
       Total Distributions.....................................     (0.65)     (0.56)      (0.27)     (0.20)     (0.29)
                                                                 --------   --------    --------   --------   --------
Net Asset Value, End of Period.................................  $  12.45   $  12.52    $  15.06   $  12.04   $  11.44
                                                                 ========   ========    ========   ========   ========
Total Return...................................................      4.99%    (13.56%)     27.61%      7.18%     (2.88%)
                                                                 --------   --------    --------   --------   --------
Net Assets, End of Period (thousands)..........................  $533,046   $460,155    $466,504   $281,212   $227,731
Ratio of Expenses to Average Net Assets *......................      0.68%      0.66%       0.67%      0.76%      0.65%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/ or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)) *......      0.69%      0.66%       0.67%      0.77%      1.06%(C)
Ratio of Net Investment Income to Average Net Assets...........      2.58%      2.08%       2.04%      2.18%      1.95%
Portfolio Turnover Rate........................................        27%        24%         17%        28%         1%
                                                                 --------   --------    --------   --------   --------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in
  Underlying Funds as follows:.................................       N/A        N/A         N/A        N/A       0.45%
                                                                 --------   --------    --------   --------   --------

                                                                              WORLD EX U.S. CORE EQUITY PORTFOLIO
                                                                -----------------------------------------------------------
                                                                YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                                                 OCT 31,      OCT 31,     OCT 31,     OCT 31,       OCT 31,
                                                                   2019         2018        2017        2016          2015
                                                                ----------  ----------   ----------  ----------  ----------
Net Asset Value, Beginning of Period........................... $    10.65  $    12.15   $     9.93  $     9.83  $    10.49
                                                                ----------  ----------   ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................................       0.33        0.31         0.27        0.26        0.26
   Net Gains (Losses) on Securities (Realized and Unrealized)..       0.56       (1.52)        2.21        0.08       (0.72)
                                                                ----------  ----------   ----------  ----------  ----------
       Total from Investment Operations........................       0.89       (1.21)        2.48        0.34       (0.46)
                                                                ----------  ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.......................................      (0.32)      (0.29)       (0.26)      (0.24)      (0.20)
   Net Realized Gains..........................................      (0.05)         --           --          --          --
                                                                ----------  ----------   ----------  ----------  ----------
       Total Distributions.....................................      (0.37)      (0.29)       (0.26)      (0.24)      (0.20)
                                                                ----------  ----------   ----------  ----------  ----------
Net Asset Value, End of Period................................. $    11.17  $    10.65   $    12.15  $     9.93  $     9.83
                                                                ==========  ==========   ==========  ==========  ==========
Total Return...................................................       8.64%     (10.22%)      25.33%       3.58%      (4.50%)
                                                                ----------  ----------   ----------  ----------  ----------
Net Assets, End of Period (thousands).......................... $3,719,313  $3,129,791   $2,805,367  $1,656,445  $1,170,828
Ratio of Expenses to Average Net Assets *......................       0.37%       0.39%        0.40%       0.47%       0.47%(C)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/ or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)) *......       0.38%       0.37%        0.40%       0.47%       0.52%(C)
Ratio of Net Investment Income to Average Net Assets...........       3.02%       2.56%        2.48%       2.67%       2.54%
Portfolio Turnover Rate........................................          8%          4%           4%          1%          1%
                                                                ----------  ----------   ----------  ----------  ----------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in
  Underlying Funds as follows:.................................        N/A         N/A          N/A         N/A        0.03%
                                                                ----------  ----------   ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 WORLD CORE EQUITY PORTFOLIO
                                                   ------------------------------------------------------
                                                   YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED
                                                    OCT 31,    OCT 31,     OCT 31,    OCT 31,    OCT 31,
                                                      2019       2018        2017       2016       2015
                                                   ---------- ----------  ---------- ---------- ----------
Net Asset Value, Beginning of Year................  $  15.40   $  16.06    $  13.14   $  12.94   $  13.33
                                                    --------   --------    --------   --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.35       0.31        0.29       0.27       0.26
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      1.13      (0.64)       2.98       0.20      (0.35)
                                                    --------   --------    --------   --------   --------
       Total from Investment Operations...........      1.48      (0.33)       3.27       0.47      (0.09)
                                                    --------   --------    --------   --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.35)     (0.30)      (0.30)     (0.26)     (0.26)
   Net Realized Gains.............................     (0.11)     (0.03)      (0.05)     (0.01)     (0.04)
                                                    --------   --------    --------   --------   --------
       Total Distributions........................     (0.46)     (0.33)      (0.35)     (0.27)     (0.30)
                                                    --------   --------    --------   --------   --------
Net Asset Value, End of Year......................  $  16.42   $  15.40    $  16.06   $  13.14   $  12.94
                                                    ========   ========    ========   ========   ========
Total Return......................................      9.94%     (2.16%)     25.14%      3.73%     (0.61%)
                                                    --------   --------    --------   --------   --------
Net Assets, End of Year (thousands)...............  $879,553   $741,512    $546,891   $370,229   $202,655
Ratio of Expenses to Average Net Assets *(C)......      0.33%      0.35%       0.35%      0.35%      0.35%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................      0.60%      0.59%       0.60%      0.64%      0.65%
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.23%      1.89%       1.95%      2.14%      1.95%
                                                    --------   --------    --------   --------   --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................      0.27%      0.27%       0.28%      0.31%      0.32%
                                                    --------   --------    --------   --------   --------

                                                          SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO
                                                   ------------------------------------------------------
                                                   YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED YEAR ENDED
                                                    OCT 31,    OCT 31,     OCT 31,    OCT 31,    OCT 31,
                                                      2019       2018        2017       2016       2015
                                                   ---------- ----------  ---------- ---------- ----------
Net Asset Value, Beginning of Year................  $  15.71   $  16.52    $  13.67   $  13.50   $  14.20
                                                    --------   --------    --------   --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................      0.35       0.31        0.29       0.26       0.27
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................      1.12      (0.66)       2.98       0.30      (0.34)
                                                    --------   --------    --------   --------   --------
       Total from Investment Operations...........      1.47      (0.35)       3.27       0.56      (0.07)
                                                    --------   --------    --------   --------   --------
Less Distributions:
-------------------
   Net Investment Income..........................     (0.44)     (0.27)      (0.30)     (0.35)     (0.42)
   Net Realized Gains.............................     (0.20)     (0.19)      (0.12)     (0.04)     (0.21)
                                                    --------   --------    --------   --------   --------
       Total Distributions........................     (0.64)     (0.46)      (0.42)     (0.39)     (0.63)
                                                    --------   --------    --------   --------   --------
Net Asset Value, End of Year......................  $  16.54   $  15.71    $  16.52   $  13.67   $  13.50
                                                    ========   ========    ========   ========   ========
Total Return......................................     10.10%     (2.28%)     24.54%      4.32%     (0.34%)
                                                    --------   --------    --------   --------   --------
Net Assets, End of Year (thousands)...............  $375,832   $403,195    $402,204   $289,904   $245,106
Ratio of Expenses to Average Net Assets *(C)......      0.37%      0.34%       0.35%      0.35%      0.40%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................      0.63%      0.60%       0.62%      0.64%      0.66%
Ratio of Net Investment Income to Average Net
  Assets..........................................      2.25%      1.87%       1.90%      2.03%      1.93%
                                                    --------   --------    --------   --------   --------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................      0.30%      0.29%       0.29%      0.32%      0.33%
                                                    --------   --------    --------   --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       EMERGING MARKETS PORTFOLIO
                                                   ----------------------------------------------------------------
                                                    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                   ------------ ------------  ------------ ------------ ------------
Net Asset Value, Beginning of Year................  $    25.46   $    29.55    $    24.12   $    22.17   $    26.64
                                                    ----------   ----------    ----------   ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................        0.73         0.61          0.49         0.45         0.49
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................        2.05        (4.14)         5.43         1.95        (4.54)
                                                    ----------   ----------    ----------   ----------   ----------
       Total from Investment Operations...........        2.78        (3.53)         5.92         2.40        (4.05)
                                                    ----------   ----------    ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..........................       (0.68)       (0.56)        (0.49)       (0.45)       (0.42)
   Net Realized Gains.............................          --           --            --           --           --
                                                    ----------   ----------    ----------   ----------   ----------
       Total Distributions........................       (0.68)       (0.56)        (0.49)       (0.45)       (0.42)
                                                    ----------   ----------    ----------   ----------   ----------
Net Asset Value, End of Year......................  $    27.56   $    25.46    $    29.55   $    24.12   $    22.17
                                                    ==========   ==========    ==========   ==========   ==========
Total Return......................................       11.06%      (12.14%)       24.83%       11.01%      (15.24%)
                                                    ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands)...............  $5,968,318   $5,394,188    $6,632,914   $4,915,400   $4,321,530
Ratio of Expenses to Average Net Assets (C).......        0.48%        0.47%         0.50%        0.56%        0.57%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) (C).......................        0.58%        0.57%         0.60%        0.66%        0.60%
Ratio of Net Investment Income to Average Net
  Assets..........................................        2.70%        2.08%         1.88%        2.04%        1.97%
                                                    ----------   ----------    ----------   ----------   ----------

                                                                  EMERGING MARKETS SMALL CAP PORTFOLIO
                                                   ----------------------------------------------------------------
                                                    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                   ------------ ------------  ------------ ------------ ------------
Net Asset Value, Beginning of Year................  $    18.72   $    23.49    $    20.39   $    18.51   $    21.42
                                                    ----------   ----------    ----------   ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................        0.48         0.53          0.49         0.45         0.43
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................        1.87        (4.22)         3.58         2.04        (2.53)
                                                    ----------   ----------    ----------   ----------   ----------
       Total from Investment Operations...........        2.35        (3.69)         4.07         2.49        (2.10)
                                                    ----------   ----------    ----------   ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..........................       (0.46)       (0.53)        (0.51)       (0.47)       (0.41)
   Net Realized Gains.............................       (0.54)       (0.55)        (0.46)       (0.14)       (0.40)
                                                    ----------   ----------    ----------   ----------   ----------
       Total Distributions........................       (1.00)       (1.08)        (0.97)       (0.61)       (0.81)
                                                    ----------   ----------    ----------   ----------   ----------
Net Asset Value, End of Year......................  $    20.07   $    18.72    $    23.49   $    20.39   $    18.51
                                                    ==========   ==========    ==========   ==========   ==========
Total Return......................................       12.96%      (16.45%)       21.00%       13.96%       (9.88%)
                                                    ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands)...............  $6,423,859   $6,304,406    $7,249,717   $5,459,509   $4,845,174
Ratio of Expenses to Average Net Assets (C).......        0.72%        0.70%         0.73%        0.72%        0.73%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) (C).......................        0.92%        0.90%         0.93%        0.92%        0.78%
Ratio of Net Investment Income to Average Net
  Assets..........................................        2.44%        2.31%         2.32%        2.43%        2.16%
                                                    ----------   ----------    ----------   ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         EMERGING MARKETS VALUE
                                                                                       PORTFOLIO-CLASS R2 SHARES
                                                                             --------------------------------------------
                                                                              YEAR      YEAR     YEAR     YEAR      YEAR
                                                                              ENDED     ENDED    ENDED    ENDED     ENDED
                                                                             OCT 31,   OCT 31,  OCT 31,  OCT 31,   OCT 31,
                                                                              2019      2018     2017     2016      2015
                                                                             -------  -------   -------  -------  -------
Net Asset Value, Beginning of Year.......................................... $ 26.64  $ 30.13   $ 24.71  $ 22.18  $ 27.79
                                                                             -------  -------   -------  -------  -------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss).............................................    0.63     0.63      0.31     0.46     0.49
   Net Gains (Losses) on Securities (Realized and Unrealized)...............    0.56    (3.48)     5.60     2.75    (5.61)
                                                                             -------  -------   -------  -------  -------
       Total from Investment Operations.....................................    1.19    (2.85)     5.91     3.21    (5.12)
                                                                             -------  -------   -------  -------  -------
Less Distributions:
-------------------
   Net Investment Income....................................................   (0.67)   (0.64)    (0.49)   (0.68)   (0.49)
                                                                             -------  -------   -------  -------  -------
       Total Distributions..................................................   (0.67)   (0.64)    (0.49)   (0.68)   (0.49)
                                                                             -------  -------   -------  -------  -------
Net Asset Value, End of Year................................................ $ 27.16  $ 26.64   $ 30.13  $ 24.71  $ 22.18
                                                                             =======  =======   =======  =======  =======
Total Return................................................................    4.57%   (9.66%)   24.11%   14.98%  (18.49%)
                                                                             -------  -------   -------  -------  -------
Net Assets, End of Year (thousands)......................................... $29,146  $25,150   $31,198  $97,923  $74,076
Ratio of Expenses to Average Net Assets (C).................................    0.81%    0.80%     0.81%    0.81%    0.81%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees Recovered by Advisor and (Fees
  Paid Indirectly)(C).......................................................    0.91%    0.90%     0.91%    0.91%    0.84%
Ratio of Net Investment Income to Average Net Assets........................    2.29%    2.07%     1.19%    2.08%    1.93%
                                                                             -------  -------   -------  -------  -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            EMERGING MARKETS VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                         ----------------------------------------------------------------
                                                            YEAR          YEAR         YEAR         YEAR          YEAR
                                                            ENDED         ENDED        ENDED        ENDED         ENDED
                                                           OCT 31,       OCT 31,      OCT 31,      OCT 31,       OCT 31,
                                                            2019          2018         2017         2016          2015
                                                         -----------  -----------   -----------  -----------  -----------
Net Asset Value, Beginning of Year...................... $     26.81  $     30.32   $     24.84  $     22.22  $     27.81
                                                         -----------  -----------   -----------  -----------  -----------
Income (loss) from Investment Operations(A)
-------------------------------------------
   Net Investment Income (Loss).........................        0.70         0.73          0.61         0.51         0.54
   Net Gains (Losses) on Securities (Realized and
     Unrealized)........................................        0.57        (3.53)         5.40         2.77        (5.60)
                                                         -----------  -----------   -----------  -----------  -----------
       Total from Investment Operations.................        1.27        (2.80)         6.01         3.28        (5.06)
                                                         -----------  -----------   -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income................................       (0.74)       (0.71)        (0.53)       (0.66)       (0.53)
                                                         -----------  -----------   -----------  -----------  -----------
       Total Distributions..............................       (0.74)       (0.71)        (0.53)       (0.66)       (0.53)
                                                         -----------  -----------   -----------  -----------  -----------
Net Asset Value, End of Year............................ $     27.34  $     26.81   $     30.32  $     24.84  $     22.22
                                                         ===========  ===========   ===========  ===========  ===========
Total Return............................................        4.83%       (9.45%)       24.41%       15.23%      (18.27%)
                                                         -----------  -----------   -----------  -----------  -----------
Net Assets, End of Year (thousands)..................... $17,161,936  $16,431,410   $19,383,230  $16,304,321  $14,834,888
Ratio of Expenses to Average Net Assets (C).............        0.56%        0.54%         0.57%        0.56%        0.56%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
Waived Fees Recovered by Advisor and (Fees Paid
  Indirectly)) (C)......................................        0.66%        0.64%         0.67%        0.66%        0.59%
Ratio of Net Investment Income to Average Net Assets....        2.54%        2.37%         2.23%        2.31%        2.12%
                                                         -----------  -----------   -----------  -----------  -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                   EMERGING
                                                                                                                   MARKETS
                                                                                                                   TARGETED
                                                                                                                    VALUE
                                                           EMERGING MARKETS CORE EQUITY PORTFOLIO                 PORTFOLIO
                                             ----------------------------------------------------------------   ----------
                                                                                                                    PERIOD
                                                YEAR          YEAR         YEAR         YEAR          YEAR         NOV 14,
                                                ENDED         ENDED        ENDED        ENDED         ENDED       2018(A) TO
                                               OCT 31,       OCT 31,      OCT 31,      OCT 31,       OCT 31,       OCT 31,
                                                2019          2018         2017         2016          2015           2019
                                             -----------  -----------   -----------  -----------  -----------   ----------
Net Asset Value, Beginning of Year.......... $     18.95  $     22.38   $     18.40  $     16.81  $     20.08    $  10.00
                                             -----------  -----------   -----------  -----------  -----------    --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............        0.53         0.50          0.42         0.37         0.39        0.24
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............        1.64        (3.47)         3.95         1.59        (3.29)       0.20
                                             -----------  -----------   -----------  -----------  -----------    --------
       Total from Investment Operations.....        2.17        (2.97)         4.37         1.96        (2.90)       0.44
                                             -----------  -----------   -----------  -----------  -----------    --------
Less Distributions:
-------------------
   Net Investment Income....................       (0.53)       (0.46)        (0.39)       (0.37)       (0.37)      (0.01)
                                             -----------  -----------   -----------  -----------  -----------    --------
       Total Distributions..................       (0.53)       (0.46)        (0.39)       (0.37)       (0.37)      (0.01)
                                             -----------  -----------   -----------  -----------  -----------    --------
Net Asset Value, End of Year................ $     20.59  $     18.95   $     22.38  $     18.40  $     16.81    $  10.43
                                             ===========  ===========   ===========  ===========  ===========    ========
Total Return................................       11.61%      (13.48%)       24.02%       11.87%      (14.49%)      4.38%(B)
                                             -----------  -----------   -----------  -----------  -----------    --------
Net Assets, End of Year (thousands)......... $28,622,610  $25,372,759   $27,085,722  $18,712,966  $14,856,878    $114,360
Ratio of Expenses to Average Net Assets.....        0.52%        0.52%         0.55%        0.61%        0.62%       0.85%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................        0.53%        0.52%         0.56%        0.61%        0.62%       0.95%(D)(E)
Ratio of Net Investment Income to
  Average Net Assets........................        2.62%        2.25%         2.08%        2.20%        2.06%       2.30%(D)(E)
Portfolio Turnover Rate.....................           4%           4%            4%           3%           5%         12%(B)
                                             -----------  -----------   -----------  -----------  -----------    --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, of which twenty-three (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a "Feeder Fund"). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company ("DFAITC") and one invests all of its assets in the Dimensional Emerging Markets Value Fund ("DEM") (each such series within DFAITC and DEM, a "Master Fund"). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a "Fund of Funds"). The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an "Underlying Fund"). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2019, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

                                                                                                      PERCENTAGE
                                                                                                       OWNERSHIP
FEEDER FUNDS                                       MASTER/UNDERLYING FUNDS                            AT 10/31/19
------------                                       -----------------------                            -----------
Japanese Small Company Portfolio                   The Japanese Small Company Series                      17%
Asia Pacific Small Company Portfolio               The Asia Pacific Small Company Series                  21%
United Kingdom Small Company Portfolio             The United Kingdom Small Company Series                 1%
Continental Small Company Portfolio                The Continental Small Company Series                   12%
Emerging Markets Portfolio                         The Emerging Markets Series                            99%
Emerging Markets Small Cap Portfolio               The Emerging Markets Small Cap Series                  99%
Emerging Markets Value Portfolio                   Dimensional Emerging Markets Value Fund                98%

                                                                                                      PERCENTAGE
                                                                                                       OWNERSHIP
FUNDS OF FUNDS                                     UNDERLYING FUNDS                                   AT 10/31/19
--------------                                     ----------------                                   -----------
International Small Company Portfolio              The Continental Small Company Series                   87%
                                                   The Japanese Small Company Series                      83%
                                                   The United Kingdom Small Company Series                97%
                                                   The Asia Pacific Small Company Series                  79%
                                                   The Canadian Small Company Series                      97%

Global Small Company Portfolio                     U.S. Small Cap Portfolio                               --
                                                   The Continental Small Company Series                   --
                                                   The Japanese Small Company Series                      --
                                                   The Asia Pacific Small Company Series                  --
                                                   The Canadian Small Company Series                      --

                                                                                                      PERCENTAGE
                                                                                                       OWNERSHIP
FUNDS OF FUNDS                                     UNDERLYING FUNDS                                   AT 10/31/19
--------------                                     ----------------                                   -----------
                                                   The Emerging Markets Small Cap Series                  --
                                                   The United Kingdom Small Company Series                --

DFA Global Real Estate Securities Portfolio*       DFA Real Estate Securities Portfolio                   12%
                                                   DFA International Real Estate Securities Portfolio     52%

World ex U.S. Value Portfolio                      Dimensional Emerging Markets Value Fund                --
                                                   DFA International Small Cap Value Portfolio            --
                                                   The DFA International Value Series                     --

World Core Equity Portfolio                        U.S. Core Equity 1 Portfolio                            2%
                                                   International Core Equity Portfolio                     1%
                                                   Emerging Markets Core Equity Portfolio                 --

Selectively Hedged Global Equity Portfolio         U.S. Core Equity 2 Portfolio                            1%
                                                   International Core Equity Portfolio                    --
                                                   Emerging Markets Core Equity Portfolio                 --

* DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

   To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

   The financial statements of the Feeder Funds' Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio and Emerging Markets Targeted Value Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds', International Small Company Portfolio's, Global Small Company Portfolio's and World ex U.S. Value Portfolio's investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, Emerging Markets Core Equity Portfolio and Emerging Markets Targeted Value Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio........................................ 0.20%
International Core Equity Portfolio...................................... 0.27%
Global Small Company Portfolio........................................... 0.45%
International Small Company Portfolio.................................... 0.40%
Japanese Small Company Portfolio......................................... 0.50%
Asia Pacific Small Company Portfolio..................................... 0.50%
United Kingdom Small Company Portfolio................................... 0.50%
Continental Small Company Portfolio...................................... 0.50%
DFA International Real Estate Securities Portfolio....................... 0.25%
DFA Global Real Estate Securities Portfolio.............................. 0.20%

DFA International Small Cap Value Portfolio.............................. 0.65%
International Vector Equity Portfolio.................................... 0.45%
International High Relative Profitability Portfolio...................... 0.25%
World ex U.S. Value Portfolio............................................ 0.47%
World ex U.S. Targeted Value Portfolio................................... 0.58%
World ex U.S. Core Equity Portfolio...................................... 0.32%
World Core Equity Portfolio.............................................. 0.30%
Selectively Hedged Global Equity Portfolio............................... 0.30%
Emerging Markets Portfolio............................................... 0.42%
Emerging Markets Small Cap Portfolio..................................... 0.65%
Emerging Markets Value Portfolio......................................... 0.50%
Emerging Markets Core Equity Portfolio................................... 0.47%
Emerging Markets Targeted Value Portfolio................................ 0.70%

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio. With respect to the World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio's proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

                                                                                             NET WAIVED
                                                                                            FEES/EXPENSES  PREVIOUSLY
                                                                                               ASSUMED       WAIVED
                                                                               RECOVERY OF   (RECOVERED   FEES/EXPENSES
                                                                               PREVIOUSLY    PREVIOUSLY      ASSUMED
                                                         EXPENSE     TOTAL       WAIVED     WAIVED FEES/   SUBJECT TO
                                                        LIMITATION MANAGEMENT FEES/EXPENSES   EXPENSES       FUTURE
INSTITUTIONAL CLASS SHARES                                AMOUNT   FEE LIMIT     ASSUMED      ASSUMED)      RECOVERY
--------------------------                              ---------- ---------- ------------- ------------- -------------
Large Cap International Portfolio (1)..................    0.24%       --           --             --            --
International Core Equity Portfolio (1)................    0.30%       --         $888         $2,060        $4,102
Global Small Company Portfolio (2).....................    0.49%       --           --            153           315
International Small Company Portfolio (3)..............    0.45%       --           --             --            --

                                                                                               NET WAIVED
                                                                                              FEES/EXPENSES  PREVIOUSLY
                                                                                                 ASSUMED       WAIVED
                                                                                 RECOVERY OF   (RECOVERED   FEES/EXPENSES
                                                                                 PREVIOUSLY    PREVIOUSLY      ASSUMED
                                                           EXPENSE     TOTAL       WAIVED     WAIVED FEES/   SUBJECT TO
                                                          LIMITATION MANAGEMENT FEES/EXPENSES   EXPENSES       FUTURE
INSTITUTIONAL CLASS SHARES                                  AMOUNT   FEE LIMIT     ASSUMED      ASSUMED)      RECOVERY
--------------------------                                ---------- ---------- ------------- ------------- -------------
Japanese Small Company Portfolio (4).....................    0.47%      0.50%         --         $   583            --
Asia Pacific Small Company Portfolio (4).................    0.47%      0.50%         --             346            --
United Kingdom Small Company Portfolio (4)...............    0.47%      0.50%         --              71       $    55
Continental Small Company Portfolio (4)..................    0.47%      0.50%         --             624            --
DFA International Real Estate Securities Portfolio (5)...    0.29%        --          --              --            --
DFA Global Real Estate Securities Portfolio (6)..........    0.24%        --          --           8,900        24,189
International Vector Equity Portfolio (1)................    0.60%        --          --              --            --
International High Relative Profitability Portfolio (2)..    0.35%        --         $75             (47)           25
World ex U.S. Value Portfolio (7)........................    0.60%        --          --             580            --
World ex U.S. Targeted Value Portfolio (8)...............    0.80%        --          --              --            --
World ex U.S. Core Equity Portfolio (9)..................    0.39%        --           9              (9)           --
World Core Equity Portfolio (10).........................    0.32%        --           3           2,212           282
Selectively Hedged Global Equity Portfolio (11)..........    0.40%        --          --           1,051            --
Emerging Markets Portfolio (12)..........................    0.49%      0.42%         --           5,789            --
Emerging Markets Small Cap Portfolio (13)................      --       0.65%         --          13,259            --
Emerging Markets Value Portfolio (13)....................      --       0.50%         --          17,406            --
Emerging Markets Core Equity Portfolio (1)...............    0.54%        --          --              --            --
Emerging Markets Targeted Value Portfolio (2)............    0.85%        --           1             104           104

CLASS R2 SHARES
---------------
Emerging Markets Value Portfolio (14)....................    0.96%      0.50%         --              28            --

(1)The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio's ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. The Fee Waiver Agreement for the Large Cap International Portfolio became effective on January 1, 2017. In addition, prior to January 1, 2017, the Advisor had contractually agreed to waive all or a portion of its management fee and assume each of the International Core Equity Portfolio's and Emerging Markets Core Equity Portfolio's Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of each such Portfolio to 0.49% and 0.85%, respectively, as a percentage of average net assets on an annualized basis.
(2)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(3)Effective July 21, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the Expense Limitation Amount listed above.
(4)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of a Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the applicable Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above. Except, a Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume each Portfolio's other direct expenses to the extent necessary to limit the direct expenses of each Portfolio to the Expense Limitation Amount listed above. The Fee Waiver Agreement did not include the indirect expenses each Portfolio bore as a shareholder of its Master Fund.
(5)Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. Prior to February 28, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.65% of the Portfolio's average net assets on an annualized basis.
(6)Effective February 28, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above. From February 28, 2012 to February 27, 2015, the Advisor had contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio Expenses of the Portfolio to the extent necessary to limit the Portfolio Expenses to 0.32% of the Portfolio's average net assets on an annualized basis.
(7)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.47% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds' management fees have been offset (the "Remaining Management Fee")) to the extent necessary to reduce the Portfolio's ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. Further, at any time that the Portfolio Expenses of the Portfolio are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount, as listed above.

(8)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.58% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(9)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(10)Effective February 28, 2019, the Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio's proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis. Prior to June 27, 2014, the Expense Limitation Amount was 0.40% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.
(11)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) ("Portfolio Expenses") of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement is within thirty-six months and will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.
(12)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.42% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.
(13)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis.
(14)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.50% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to (including for the period prior to July 21, 2015) assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the "Annualized Expense Ratio"). At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than the Annualized Expense Ratio listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and does not cause the annualized expense ratio of the Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio, as listed above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

EARNED INCOME CREDIT:

   Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                                 FEES PAID
                                                                 INDIRECTLY
                                                                 ----------
    Large Cap International Portfolio...........................   $  413
    International Core Equity Portfolio.........................    2,330
    DFA International Real Estate Securities Portfolio..........      485
    DFA International Small Cap Value Portfolio.................    1,566
    International Vector Equity Portfolio.......................      110
    International High Relative Profitability Portfolio.........       95
    World ex U.S. Targeted Value Portfolio......................       50
    World ex U.S. Core Equity Portfolio.........................      214
    Emerging Markets Core Equity Portfolio......................    4,465
    Emerging Markets Targeted Value Portfolio...................        5

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

       Large Cap International Portfolio........................... $119
       International Core Equity Portfolio.........................  455
       Global Small Company Portfolio..............................   --
       International Small Company Portfolio.......................  348
       Japanese Small Company Portfolio............................   15
       Asia Pacific Small Company Portfolio........................    9
       United Kingdom Small Company Portfolio......................    2
       Continental Small Company Portfolio.........................   10
       DFA International Real Estate Securities Portfolio..........  100
       DFA Global Real Estate Securities Portfolio.................  104
       DFA International Small Cap Value Portfolio.................  474
       International Vector Equity Portfolio.......................   43
       International High Relative Profitability Portfolio.........    1
       World ex U.S. Value Portfolio...............................    4

       World ex U.S. Targeted Value Portfolio...................... $  5
       World ex U.S. Core Equity Portfolio.........................   28
       World Core Equity Portfolio.................................    6
       Selectively Hedged Global Equity Portfolio..................    5
       Emerging Markets Portfolio..................................  160
       Emerging Markets Small Cap Portfolio........................  147
       Emerging Markets Value Portfolio............................  616
       Emerging Markets Core Equity Portfolio......................  470
       Emerging Markets Targeted Value Portfolio...................   --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

                                                       PURCHASES    SALES
                                                       ---------- ----------
Large Cap International Portfolio..................... $  797,677 $  368,720
International Core Equity Portfolio................... $3,989,625 $1,739,827
DFA International Real Estate Securities Portfolio.... $  475,844 $  520,275
DFA Global Real Estate Securities Portfolio........... $  250,177 $       14
DFA International Small Cap Value Portfolio........... $2,291,033 $2,475,792
International Vector Equity Portfolio................. $  505,198 $  422,659
International High Relative Profitability Portfolio... $  380,726 $   40,048
World ex U.S. Targeted Value Portfolio................ $  200,215 $  136,380
World ex U.S. Core Equity Portfolio................... $  704,167 $  274,457
Emerging Markets Core Equity Portfolio................ $2,181,887 $1,190,281
Emerging Markets Targeted Value Portfolio............. $  123,928 $   12,346

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                           NET       CHANGE IN
                     BALANCE AT                         REALIZED    UNREALIZED   BALANCE AT  SHARES AS OF
                     OCTOBER 31, PURCHASES   PROCEEDS  GAIN/(LOSS) APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                        2018      AT COST   FROM SALES  ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                     ----------- ---------- ---------- ----------- ------------- ----------- ------------ -------- -------------
LARGE CAP
  INTERNATIONAL
  PORTFOLIO
The DFA Short Term
  Investment Fund    $  206,350  $1,523,812 $1,548,928    $(11)        $ 26      $  181,249     15,664    $ 4,390       --
                     ----------  ---------- ----------    ----         ----      ----------    -------    -------       --
TOTAL                $  206,350  $1,523,812 $1,548,928    $(11)        $ 26      $  181,249     15,664    $ 4,390       --
                     ==========  ========== ==========    ====         ====      ==========    =======    =======       ==
INTERNATIONAL CORE
  EQUITY PORTFOLIO
The DFA Short Term
  Investment Fund    $1,604,446  $6,642,549 $6,893,594    $ (2)        $112      $1,353,511    116,974    $36,065       --
                     ----------  ---------- ----------    ----         ----      ----------    -------    -------       --
TOTAL                $1,604,446  $6,642,549 $6,893,594    $ (2)        $112      $1,353,511    116,974    $36,065       --
                     ==========  ========== ==========    ====         ====      ==========    =======    =======       ==

                                                           NET       CHANGE IN
                     BALANCE AT                         REALIZED    UNREALIZED   BALANCE AT  SHARES AS OF
                     OCTOBER 31, PURCHASES   PROCEEDS  GAIN/(LOSS) APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                        2018      AT COST   FROM SALES  ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                     ----------- ---------- ---------- ----------- ------------- ----------- ------------ -------- -------------
GLOBAL SMALL
  COMPANY PORTFOLIO
U.S. Small Cap
  Portfolio          $   17,009  $    7,876 $    1,973  $   (342)    $    (86)   $   22,484        665    $    202     $587
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $   17,009  $    7,876 $    1,973  $   (342)    $    (86)   $   22,484        665    $    202     $587
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====
DFA INTERNATIONAL
  REAL ESTATE
  SECURITIES
  PORTFOLIO
The DFA Short Term
  Investment Fund    $  214,317  $2,014,381 $2,042,317  $     (4)    $     16    $  186,393     16,109    $  4,046       --
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $  214,317  $2,014,381 $2,042,317  $     (4)    $     16    $  186,393     16,109    $  4,046       --
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====
DFA GLOBAL REAL
  ESTATE SECURITIES
  PORTFOLIO
DFA International
  Real Estate
  Securities
  Portfolio          $2,584,363  $  513,728 $  233,238  $(26,143)    $458,889    $3,297,599    587,807    $148,006       --
DFA Real Estate
  Securities
  Portfolio           1,355,084          --    285,830    63,232      182,783     1,315,269     31,391      30,010       --
The DFA Short Term
  Investment Fund        89,035     708,223    686,118         7            5       111,152      9,606       2,195       --
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $4,028,482  $1,221,951 $1,205,186  $ 37,096     $641,677    $4,724,020    628,804    $180,211       --
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====
DFA INTERNATIONAL
  SMALL CAP VALUE
  PORTFOLIO
The DFA Short Term
  Investment Fund    $  948,096  $2,078,700 $2,233,507        --     $     70    $  793,359     68,564    $ 18,728       --
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $  948,096  $2,078,700 $2,233,507        --     $     70    $  793,359     68,564    $ 18,728       --
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====
INTERNATIONAL
  VECTOR EQUITY
  PORTFOLIO
The DFA Short Term
  Investment Fund    $  166,426  $  536,525 $  570,256        --     $     12    $  132,707     11,469    $  3,437       --
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $  166,426  $  536,525 $  570,256        --     $     12    $  132,707     11,469    $  3,437       --
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====
INTERNATIONAL HIGH
  RELATIVE
  PROFITABILITY
  PORTFOLIO
The DFA Short Term
  Investment Fund    $   12,685  $  176,798 $  163,515        --     $      2    $   25,970      2,244          --       --
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $   12,685  $  176,798 $  163,515        --     $      2    $   25,970      2,244          --       --
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====
WORLD EX U.S. VALUE
  PORTFOLIO
DFA International
  Small Cap Value
  Portfolio          $   23,071  $   10,634 $    4,296  $   (802)    $    479    $   29,086      1,565    $    651     $766
                     ----------  ---------- ----------  --------     --------    ----------    -------    --------     ----
TOTAL                $   23,071  $   10,634 $    4,296  $   (802)    $    479    $   29,086      1,565    $    651     $766
                     ==========  ========== ==========  ========     ========    ==========    =======    ========     ====

                                                           NET       CHANGE IN
                     BALANCE AT                         REALIZED    UNREALIZED   BALANCE AT  SHARES AS OF
                     OCTOBER 31, PURCHASES   PROCEEDS  GAIN/(LOSS) APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                        2018      AT COST   FROM SALES  ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                     ----------- ---------- ---------- ----------- ------------- ----------- ------------ -------- -------------
WORLD EX U.S.
  TARGETED VALUE
  PORTFOLIO
The DFA Short Term
  Investment Fund     $  4,659   $   12,483 $   14,346        --      $     1     $  2,797         242    $    78         --
                      --------   ---------- ----------   -------      -------     --------      ------    -------     ------
TOTAL                 $  4,659   $   12,483 $   14,346        --      $     1     $  2,797         242    $    78         --
                      ========   ========== ==========   =======      =======     ========      ======    =======     ======
WORLD EX U.S. CORE
  EQUITY PORTFOLIO
The DFA Short Term
  Investment Fund     $130,312   $  605,099 $  626,286        --      $    10     $109,135       9,432    $ 3,195         --
                      --------   ---------- ----------   -------      -------     --------      ------    -------     ------
TOTAL                 $130,312   $  605,099 $  626,286        --      $    10     $109,135       9,432    $ 3,195         --
                      ========   ========== ==========   =======      =======     ========      ======    =======     ======
WORLD CORE EQUITY
  PORTFOLIO
U.S. Core Equity 1
  Portfolio           $404,139   $   73,126 $   37,289   $(1,592)     $42,473     $480,857      19,460    $ 7,462     $2,509
International Core
  Equity Portfolio     255,226       52,285     22,374    (2,588)      16,026      298,575      22,636      8,691         --
Emerging Markets
  Core Equity
  Portfolio             81,772       21,753     10,637    (1,440)       8,633      100,081       4,861      2,485         --
                      --------   ---------- ----------   -------      -------     --------      ------    -------     ------
TOTAL                 $741,137   $  147,164 $   70,300   $(5,620)     $67,132     $879,513      46,957    $18,638     $2,509
                      ========   ========== ==========   =======      =======     ========      ======    =======     ======
SELECTIVELY HEDGED
  GLOBAL EQUITY
  PORTFOLIO
U.S. Core Equity 2
  Portfolio           $181,750   $   32,059 $   39,953   $  (438)     $13,250     $186,668       8,238    $ 3,217     $1,971
International Core
  Equity Portfolio     130,496       13,168     28,865    (2,676)       7,219      119,342       9,048      4,049         --
Emerging Markets
  Core Equity
  Portfolio             66,401        6,937     14,522    (1,656)       6,905       64,065       3,111      1,776         --
                      --------   ---------- ----------   -------      -------     --------      ------    -------     ------
TOTAL                 $378,647   $   52,164 $   83,340   $(4,770)     $27,374     $370,075      20,397    $ 9,042     $1,971
                      ========   ========== ==========   =======      =======     ========      ======    =======     ======
EMERGING MARKETS
  CORE EQUITY
  PORTFOLIO
The DFA Short Term
  Investment Fund     $733,703   $3,342,834 $3,403,116   $    (2)     $    58     $673,477      58,204    $19,222         --
                      --------   ---------- ----------   -------      -------     --------      ------    -------     ------
TOTAL                 $733,703   $3,342,834 $3,403,116   $    (2)     $    58     $673,477      58,204    $19,222         --
                      ========   ========== ==========   =======      =======     ========      ======    =======     ======
EMERGING MARKETS
  TARGETED VALUE
  PORTFOLIO
The DFA Short Term
  Investment Fund           --   $   11,477 $   10,818        --           --     $    659          57         --         --
                      --------   ---------- ----------   -------      -------     --------      ------    -------     ------
TOTAL                       --   $   11,477 $   10,818        --           --     $    659          57         --         --
                      ========   ========== ==========   =======      =======     ========      ======    =======     ======

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                    NET INVESTMENT
                                                      INCOME AND
                                                      SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                    CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                    -------------- ------------- ---------- --------
Large Cap International Portfolio
2018...............................................    $132,270            --        --     $132,270
2019...............................................     155,698            --        --      155,698
International Core Equity Portfolio
2018...............................................     711,406            --        --      711,406
2019...............................................     907,539            --        --      907,539
Global Small Company Portfolio
2018...............................................         269      $     81        --          350
2019...............................................         308            --        --          308
International Small Company Portfolio
2018...............................................     335,310       375,728        --      711,038
2019...............................................     339,853       517,619        --      857,472
Japanese Small Company Portfolio
2018...............................................      15,937            --        --       15,937
2019...............................................       6,623        32,764        --       39,387
Asia Pacific Small Company Portfolio
2018...............................................      13,370            --        --       13,370
2019...............................................      11,260            --        --       11,260
United Kingdom Small Company Portfolio
2018...............................................       1,616         2,308        --        3,924
2019...............................................         540         1,437        --        1,977
Continental Small Company Portfolio
2018...............................................      15,452         4,962        --       20,414
2019...............................................      14,187        19,027        --       33,214
DFA International Real Estate Securities Portfolio
2018...............................................     241,977            --        --      241,977
2019...............................................     302,662            --        --      302,662

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                     -------------- ------------- ---------- --------
DFA Global Real Estate Securities Portfolio
2018................................................    $212,543      $ 42,954        --     $255,497
2019................................................     311,682        40,223        --      351,905
DFA International Small Cap Value Portfolio
2018................................................     418,957       477,828        --      896,785
2019................................................     346,113       429,956        --      776,069
International Vector Equity Portfolio
2018................................................      59,115        10,130        --       69,245
2019................................................      75,474        72,426        --      147,900
International High Relative Profitability Portfolio
2018................................................       3,960            --        --        3,960
2019................................................      11,023            --        --       11,023
World ex U.S. Value Portfolio
2018................................................       8,118            --        --        8,118
2019................................................       8,654         5,062        --       13,716
World ex U.S. Targeted Value Portfolio
2018................................................      10,452         8,307        --       18,759
2019................................................      12,161        11,822        --       23,983
World ex U.S. Core Equity Portfolio
2018................................................      75,944            --        --       75,944
2019................................................     100,766        15,900        --      116,666
World Core Equity Portfolio
2018................................................      13,426         1,076        --       14,502
2019................................................      18,739         4,773        --       23,512
Selectively Hedged Global Equity Portfolio
2018................................................       8,085         3,086        --       11,171
2019................................................      12,345         4,519        --       16,864
Emerging Markets Portfolio
2018................................................     115,293            --        --      115,293
2019................................................     145,647            --        --      145,647
Emerging Markets Small Cap Portfolio
2018................................................     194,789       145,194        --      339,983
2019................................................     153,182       173,892        --      327,074
Emerging Markets Value Portfolio
2018................................................     439,431            --        --      439,431
2019................................................     459,380            --        --      459,380
Emerging Markets Core Equity Portfolio
2018................................................     593,704            --        --      593,704
2019................................................     730,829            --        --      730,829
Emerging Markets Targeted Value Portfolio
2019................................................          64            --        --           64

   Emerging Markets Targeted Value Portfolio commenced operations on November 14, 2018, and did not pay any distributions for the year ended October 31, 2018.

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                      NET INVESTMENT
                                                        INCOME AND
                                                        SHORT-TERM     LONG-TERM
                                                      CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                      -------------- ------------- --------
Large Cap International Portfolio....................    $ (5,785)           --    $ (5,785)
International Core Equity Portfolio..................     (39,526)           --     (39,526)
Global Small Company Portfolio.......................         (33)           --         (33)
International Small Company Portfolio................     (34,708)     $(23,004)    (57,712)
Japanese Small Company Portfolio.....................        (472)           --        (472)
Asia Pacific Small Company Portfolio.................
United Kingdom Small Company Portfolio...............        (117)         (435)       (552)
Continental Small Company Portfolio..................        (722)           --        (722)
DFA International Real Estate Securities Portfolio...     (38,031)           --     (38,031)
DFA Global Real Estate Securities Portfolio..........      (8,808)           --      (8,808)
DFA International Small Cap Value Portfolio..........     (36,899)      (12,688)    (49,587)
International Vector Equity Portfolio................      (5,646)           --      (5,646)
International High Relative Profitability Portfolio..        (390)           --        (390)
World ex U.S. Value Portfolio........................          --            --          --
World ex U.S. Targeted Value Portfolio...............      (1,359)         (486)     (1,845)
World ex U.S. Core Equity Portfolio..................      (5,265)           --      (5,265)
World Core Equity Portfolio..........................         (77)         (397)       (474)
Selectively Hedged Global Equity Portfolio...........      (1,150)         (191)     (1,341)
Emerging Markets Portfolio...........................     (10,074)           --     (10,074)
Emerging Markets Small Cap Portfolio.................     (17,882)       (4,623)    (22,505)
Emerging Markets Value Portfolio.....................     (31,481)           --     (31,481)
Emerging Markets Core Equity Portfolio...............     (37,986)           --     (37,986)
Emerging Markets Targeted Value Portfolio............        (397)           --        (397)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                     UNDISTRIBUTED                                               TOTAL NET
                                                     NET INVESTMENT                                            DISTRIBUTABLE
                                                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                     CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                     -------------- ------------- ------------- -------------- -------------
Large Cap International Portfolio...................    $ 21,790            --      $(114,879)    $  787,214    $  694,125
International Core Equity Portfolio.................     164,474            --       (576,584)     2,711,445     2,299,335
Global Small Company Portfolio......................         529            --           (504)           517           542
International Small Company Portfolio...............     172,408      $278,416             --        615,587     1,066,411
Japanese Small Company Portfolio....................      13,813         9,017             --         55,091        77,921
Asia Pacific Small Company Portfolio................      12,779            --        (15,084)       (28,156)      (30,461)
United Kingdom Small Company Portfolio..............         649         1,663             --          1,096         3,408
Continental Small Company Portfolio.................       2,684            --         (1,579)        47,476        48,581
DFA International Real Estate Securities Portfolio..     666,046            --       (311,503)       (28,290)      326,253

                                                      UNDISTRIBUTED                                               TOTAL NET
                                                      NET INVESTMENT                                            DISTRIBUTABLE
                                                        INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                        SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                      CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                      -------------- ------------- ------------- -------------- -------------
DFA Global Real Estate Securities Portfolio..........    $ 85,225      $ 90,014              --    $1,907,950    $2,083,189
DFA International Small Cap Value Portfolio..........     151,601       206,468              --       286,756       644,825
International Vector Equity Portfolio................      16,440            --     $   (30,752)      227,993       213,681
International High Relative Profitability Portfolio..       1,089            --         (12,114)       35,204        24,179
World ex U.S. Value Portfolio........................       1,748            --          (1,394)        9,372         9,726
World ex U.S. Targeted Value Portfolio...............         809         4,663              --       (13,459)       (7,987)
World ex U.S. Core Equity Portfolio..................      11,736            --         (30,195)      171,870       153,411
World Core Equity Portfolio..........................          --         1,549              --       108,632       110,181
Selectively Hedged Global Equity Portfolio...........       7,786             0              --        72,826        80,612
Emerging Markets Portfolio...........................      25,990            --        (209,529)    1,722,744     1,539,205
Emerging Markets Small Cap Portfolio.................      75,201        41,748              --         4,431       121,380
Emerging Markets Value Portfolio.....................     151,494            --      (1,308,291)      566,226      (590,571)
Emerging Markets Core Equity Portfolio...............     113,918            --      (1,101,106)    3,104,503     2,117,315
Emerging Markets Targeted Value Portfolio............       3,639            21              --          (534)        3,126

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                          UNLIMITED  TOTAL
                                                          --------- --------
    Large Cap International Portfolio.................... $114,879  $114,879
    International Core Equity Portfolio..................  576,584   576,584
    Global Small Company Portfolio.......................      504       504
    International Small Company Portfolio................       --        --
    Japanese Small Company Portfolio.....................       --        --
    Asia Pacific Small Company Portfolio.................   15,084    15,084
    United Kingdom Small Company Portfolio...............       --        --
    Continental Small Company Portfolio..................    1,579     1,579
    DFA International Real Estate Securities Portfolio...  311,503   311,503
    DFA Global Real Estate Securities Portfolio..........       --        --
    DFA International Small Cap Value Portfolio..........       --        --
    International Vector Equity Portfolio................   30,752    30,752
    International High Relative Profitability Portfolio..   12,114    12,114
    World ex U.S. Value Portfolio........................    1,394     1,394
    World ex U.S. Targeted Value Portfolio...............       --        --
    World ex U.S. Core Equity Portfolio..................   30,195    30,195
    World Core Equity Portfolio..........................       --        --

                                                    UNLIMITED    TOTAL
                                                    ---------- ----------
      Selectively Hedged Global Equity Portfolio...         --         --
      Emerging Markets Portfolio................... $  209,529 $  209,529
      Emerging Markets Small Cap Portfolio.........         --         --
      Emerging Markets Value Portfolio.............  1,308,291  1,308,291
      Emerging Markets Core Equity Portfolio.......  1,101,106  1,101,106
      Emerging Markets Targeted Value Portfolio....         --         --

   During the year ended October 31, 2019, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

              Global Small Company Portfolio............... $  135
              Asia Pacific Small Company Portfolio.........  3,958

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                    NET
                                                                                                 UNREALIZED
                                                        FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                        TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                       ----------- ------------ -------------- --------------
Large Cap International Portfolio..................... $ 4,684,787  $1,194,005   $  (407,101)    $  786,904
International Core Equity Portfolio...................  28,869,945   5,979,293    (3,272,559)     2,706,734
Global Small Company Portfolio........................      40,798         514            --            514
International Small Company Portfolio.................  12,017,254     615,322            --        615,322
Japanese Small Company Portfolio......................     585,295      55,112            --         55,112
Asia Pacific Small Company Portfolio..................     369,090          --       (28,159)       (28,159)
United Kingdom Small Company Portfolio................      23,620       1,086            --          1,086
Continental Small Company Portfolio...................     610,129      47,381            --         47,381
DFA International Real Estate Securities Portfolio....   6,434,315     416,890      (444,900)       (28,010)
DFA Global Real Estate Securities Portfolio...........   7,453,293   2,075,957      (168,008)     1,907,949
DFA International Small Cap Value Portfolio...........  13,651,983   2,127,478    (1,843,019)       284,459
International Vector Equity Portfolio.................   2,464,465     533,768      (305,798)       227,970
International High Relative Profitability Portfolio...     644,179      57,637       (22,431)        35,206
World ex U.S. Value Portfolio.........................     292,710       9,405            --          9,405
World ex U.S. Targeted Value Portfolio................     545,534      63,612       (77,097)       (13,485)
World ex U.S. Core Equity Portfolio...................   3,653,626     589,410      (417,614)       171,796
World Core Equity Portfolio...........................     770,882     108,632            --        108,632
Selectively Hedged Global Equity Portfolio............     297,240      73,291            --         73,291
Emerging Markets Portfolio............................   4,244,449   1,722,744            --      1,722,744
Emerging Markets Small Cap Portfolio..................   6,421,963       4,451            --          4,451
Emerging Markets Value Portfolio......................  16,626,014     565,963            --        565,963
Emerging Markets Core Equity Portfolio................  25,910,671   7,180,375    (4,076,165)     3,104,210
Emerging Markets Targeted Value Portfolio.............     114,135      13,094       (13,629)          (535)

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                               YEAR ENDED             YEAR ENDED
                                                            OCTOBER 31, 2019       OCTOBER 31, 2018
                                                         ---------------------  ---------------------
                                                            AMOUNT     SHARES      AMOUNT     SHARES
                                                         -----------  --------  -----------  --------
EMERGING MARKETS VALUE PORTFOLIO
Class R2 Shares
   Shares Issued........................................ $     7,880       286  $     6,653       219
   Shares Issued in Lieu of Cash Distributions..........         687        26          632        21
   Shares Redeemed......................................      (5,088)     (183)     (10,333)     (332)
                                                         -----------  --------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares.............. $     3,479       129  $    (3,048)      (92)
                                                         ===========  ========  ===========  ========
Institutional Class Shares
   Shares Issued........................................ $ 3,094,110   110,936  $ 2,703,084    87,936
   Shares Issued in Lieu of Cash Distributions..........     436,607    16,366      416,344    14,012
   Shares Redeemed......................................  (3,087,983) (112,388)  (3,948,131) (128,474)
                                                         -----------  --------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares... $   442,734    14,914  $  (828,703)  (26,526)
                                                         ===========  ========  ===========  ========

H. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   Portfolios that have significant exposure to certain countries, such as The United Kingdom Small Company Portfolio's Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union
(EU) following the United Kingdom's (UK) vote to exit the EU in June 2016. Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios' investments.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. FUTURES CONTRACTS: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                      FORWARD
                                                      CURRENCY
                                                     CONTRACTS* FUTURES**
                                                     ---------- ---------
       Large Cap International Portfolio............  $     --  $ 39,366
       International Core Equity Portfolio..........        --   204,680
       International Small Company Portfolio........        --    74,137
       DFA International Real Estate Securities
         Portfolio..................................        --    35,674
       DFA International Small Cap Value Portfolio..        --   107,372
       International High Relative Profitability
         Portfolio..................................        --        87
       World ex U.S. Targeted Value Portfolio.......        --     1,203
       World ex U.S. Core Equity Portfolio..........        --     3,929
       Selectively Hedged Global Equity Portfolio...   139,974    12,060

                                                   FORWARD
                                                   CURRENCY
                                                  CONTRACTS* FUTURES**
                                                  ---------- ---------
         Emerging Markets Core Equity Portfolio..    $--     $206,857
         Emerging Markets Targeted Value
           Portfolio.............................     --          164

*  Average amount of Currency Purchased/Sold in USD
** Average Notional Value of contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                                 ASSET DERIVATIVES VALUE
                                                      ----------------------------------------------
                                                        TOTAL VALUE       FORWARD
                                                             AT          CURRENCY        EQUITY
                                                      OCTOBER 31, 2019 CONTRACTS (1) CONTRACTS *,(2)
                                                      ---------------- ------------- ---------------
Large Cap International Portfolio....................      $  599            --          $  599
International Core Equity Portfolio..................       4,795            --           4,795
International Small Company Portfolio................       1,300            --           1,300
DFA International Real Estate Securities Portfolio...         394            --             394
DFA International Small Cap Value Portfolio..........       2,754            --           2,754
Selectively Hedged Global Equity Portfolio...........          62           $10              52
Emerging Markets Core Equity Portfolio...............       4,762            --           4,762

                                                 LIABILITY DERIVATIVES VALUE
                                                -----------------------------
                                                  TOTAL VALUE       FORWARD
                                                       AT          CURRENCY
                                                OCTOBER 31, 2019 CONTRACTS (3)
                                                ---------------- -------------
  Selectively Hedged Global Equity Portfolio...      $(494)          $(494)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                REALIZED GAIN (LOSS) ON
                                                      DERIVATIVES
                                          ----------------------------------
                                                     FORWARD
                                                    CURRENCY       EQUITY
                                           TOTAL  CONTRACTS (1) CONTRACTS (2)
                                          ------- ------------- -------------
   Large Cap International Portfolio..... $   815      --          $   815
   International Core Equity Portfolio...  12,437      --           12,437
   Global Small Company Portfolio........       7      --                7*

                                                              REALIZED GAIN (LOSS) ON
                                                                    DERIVATIVES
                                                        ----------------------------------
                                                                    FORWARD
                                                                   CURRENCY       EQUITY
                                                         TOTAL   CONTRACTS (1) CONTRACTS (2)
                                                        -------  ------------- -------------
International Small Company Portfolio.................. $  (626)         --       $  (626)
DFA International Real Estate Securities Portfolio.....   1,553          --         1,553
DFA Global Real Estate Securities Portfolio............    (135)         --          (135)*
DFA International Small Cap Value Portfolio............   1,976          --         1,976
International Vector Equity Portfolio..................  (2,728)         --        (2,728)*
International High Relative Profitability Portfolio....     155          --           155*
World ex U.S. Value Portfolio..........................    (109)         --          (109)*
World ex U.S. Targeted Value Portfolio.................    (308)         --          (308)*
World ex U.S. Core Equity Portfolio....................  (1,060)         --        (1,060)*
World Core Equity Portfolio............................     (62)         --           (62)*
Selectively Hedged Global Equity Portfolio.............   3,312     $ 4,438        (1,126)
Emerging Markets Core Equity Portfolio.................  14,341          --        14,341
Emerging Markets Targeted Value Portfolio..............      35          --            35*

                                                         CHANGE IN UNREALIZED APPRECIATION
                                                           (DEPRECIATION) ON DERIVATIVES
                                                        ----------------------------------
                                                                    FORWARD
                                                                   CURRENCY       EQUITY
                                                         TOTAL   CONTRACTS (3) CONTRACTS (4)
                                                        -------  ------------- -------------
Large Cap International Portfolio...................... $ 3,123          --       $ 3,123
International Core Equity Portfolio....................  13,424          --        13,424
International Small Company Portfolio..................   7,881          --         7,881
DFA International Real Estate Securities Portfolio.....   1,373          --         1,373
DFA International Small Cap Value Portfolio............   4,434          --         4,434
Selectively Hedged Global Equity Portfolio.............    (412)    $(2,086)        1,674
Emerging Markets Core Equity Portfolio.................  13,038          --        13,038

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2019 (amounts in thousands):

                                            GROSS AMOUNTS NOT                                     GROSS AMOUNTS NOT
                                              OFFSET IN THE                             NET         OFFSET IN THE
                                  NET      STATEMENTS OF ASSETS                       AMOUNTS    STATEMENTS OF ASSETS
                                AMOUNTS      AND LIABILITIES                            OF         AND LIABILITIES
                               OF ASSETS  ----------------------                    LIABILITIES ----------------------
                     GROSS     PRESENTED                                             PRESENTED
                    AMOUNTS     IN THE                                     GROSS      IN THE
                       OF     STATEMENTS                                 AMOUNT OF  STATEMENTS
                   RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                     ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
                      (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
                   ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
DESCRIPTION                               ASSETS                                             LIABILITIES
-----------        ---------------------------------------------------- -----------------------------------------------------
SELECTIVELY
  HEDGED GLOBAL
  EQUITY
  PORTFOLIO
Barclays
  Capital.........    $ 4         $ 4         $(4)        --       --      $ 23        $ 23         $(4)        --      $ 19
Citibank, N.A.....     --          --          --         --       --        30          30          --         --        30
State Street Bank
  and Trust.......      5           5          (5)        --       --       374         374          (5)        --       369
Bank of America
  Corp............     --          --          --         --       --        58          58          --         --        58
Australia and New
  Zealand Banking
  Group Ltd.......     --          --          --         --       --         8           8          --         --         8
UBS AG............     --          --          --         --       --        --          --          --         --        --
                      ---         ---         ---         --       --      ----        ----         ---         --      ----
Total.............    $ 9         $ 9         $(9)        --       --      $493        $493         $(9)        --      $484
                      ===         ===         ===         ==       ==      ====        ====         ===         ==      ====

(a)No amounts have been netted against the gross amounts recognized in the Statement of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

I. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed

$700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                 AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                              INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                                              ------------- ------------ ------------ -------- --------------- ----------------
Global Small Company Portfolio...............     2.95%       $    74         68         --       $    412            --
International Small Company Portfolio........     1.58%         1,004          2         --          2,008            --
DFA International Real Estate Securities
  Portfolio..................................     2.98%        38,192         24        $80         97,642            --
DFA Global Real Estate Securities Portfolio..     2.98%         6,884         35         20         26,204            --
DFA International Small Cap Value Portfolio..     2.73%        13,511         16         18        110,411            --
International Vector Equity Portfolio........     2.97%        21,394         37         59        147,535            --
World ex U.S. Value Portfolio................     3.02%           637         63          3         10,385            --
World ex U.S. Targeted Value Portfolio.......     2.91%         3,707         56         17         21,220            --
World ex U.S. Core Equity Portfolio..........     2.90%         9,778         27         23         47,837            --
World Core Equity Portfolio..................     2.87%         1,346         38          4          6,369            --
Emerging Markets Core Equity Portfolio.......     1.44%         9,122          2          1         18,245            --
Emerging Markets Targeted Value Portfolio....     2.77%           954         19          1          2,340            --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

J. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the year ended October 31, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

                                                                      REALIZED
                                                                        GAIN
PORTFOLIO                                          PURCHASES  SALES    (LOSS)
---------                                          --------- -------- --------
Large Cap International Portfolio................. $ 88,829  $ 50,171 $(25,092)
International Core Equity Portfolio...............  124,551    88,239  (47,118)
DFA Global Real Estate Securities Portfolio.......    4,912        --       --
DFA International Small Cap Value Portfolio.......  117,960   225,658   22,979
International Vector Equity Portfolio.............   29,120    29,755   (5,180)
International High Relative Profitability
  Portfolio.......................................   20,593     5,150   (2,306)
World ex U.S. Targeted Value Portfolio............   11,621     6,943      328
World ex U.S. Core Equity Portfolio...............   29,051    14,594   (1,314)
Emerging Markets Core Equity Portfolio............    8,765    19,815   (4,586)

K. SECURITIES LENDING:

   As of October 31, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                               NON-CASH
                                                              COLLATERAL
                                                                MARKET
                                                                VALUE
                                                              ----------
        Large Cap International Portfolio....................  $ 17,371
        International Core Equity Portfolio..................   386,759
        DFA International Real Estate Securities Portfolio...    30,857
        DFA International Small Cap Value Portfolio..........   241,020
        International Vector Equity Portfolio................    43,510
        International High Relative Profitability Portfolio..     3,936
        World ex U.S. Targeted Value Portfolio...............     4,183
        World ex U.S. Core Equity Portfolio..................    60,982
        Emerging Markets Core Equity Portfolio...............   693,992
        Emerging Markets Targeted Value Portfolio............     1,651

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                        REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                     AS OF OCTOBER 31, 2019
                                                     -------------------------------------------------------
                                                     OVERNIGHT AND            BETWEEN
                                                      CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS   TOTAL
                                                     ------------- -------- ------------ -------- ----------
SECURITIES LENDING TRANSACTIONS
LARGE CAP INTERNATIONAL PORTFOLIO
   Common Stocks....................................  $  181,215      --         --         --    $  181,215
INTERNATIONAL CORE EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...................   1,353,429      --         --         --     1,353,429
DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks....................................     186,403      --         --         --       186,403
DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
   Common Stocks....................................     111,169      --         --         --       111,169
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
   Common Stocks....................................     793,301      --         --         --       793,301
INTERNATIONAL VECTOR EQUITY PORTFOLIO
   Common Stocks, Rights/Warrants...................     132,695      --         --         --       132,695
INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
   Common Stocks....................................      25,969      --         --         --        25,969
WORLD EX U.S. TARGETED VALUE PORTFOLIO
   Common Stocks....................................       2,797      --         --         --         2,797
WORLD EX U.S. CORE EQUITY PORTFOLIO
   Common Stocks....................................     109,133      --         --         --       109,133

                                             REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                          AS OF OCTOBER 31, 2019
                                           -----------------------------------------------------
                                           OVERNIGHT AND            BETWEEN
                                            CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                           ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
EMERGING MARKETS CORE EQUITY PORTFOLIO
   Common Stocks..........................   $673,459       --         --         --    $673,459
EMERGING MARKETS TARGETED VALUE PORTFOLIO
   Common Stocks..........................        659       --         --         --         659

L. SHAREHOLDER SERVICING FEES:

   The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in Emerging Markets Value Portfolio Class R2 Shares.

M. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

O. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
Large Cap International Portfolio-Institutional Class.......      3             64%
International Core Equity Portfolio-Institutional Class.....      4             71%
Global Small Company Portfolio-Institutional Class..........      5             98%

                                                                                          APPROXIMATE
                                                                                           PERCENTAGE
                                                                             NUMBER OF   OF OUTSTANDING
                                                                            SHAREHOLDERS     SHARES
                                                                            ------------ --------------
International Small Company Portfolio-Institutional Class..................      3             65%
Japanese Small Company Portfolio-Institutional Class.......................      3             84%
Asia Pacific Small Company Portfolio-Institutional Class...................      3             94%
United Kingdom Small Company Portfolio-Institutional Class.................      4             92%
Continental Small Company Portfolio-Institutional Class....................      2             88%
DFA International Real Estate Securities Portfolio-Institutional Class.....      4             90%
DFA Global Real Estate Securities Portfolio-Institutional Class............      3             66%
DFA International Small Cap Value Portfolio-Institutional Class............      4             73%
International Vector Equity Portfolio-Institutional Class..................      3             82%
International High Relative Profitability Portfolio-Institutional Class....      3             91%
World ex U.S. Value Portfolio-Institutional Class..........................      7             85%
World ex U.S. Targeted Value Portfolio-Institutional Class.................      3             98%
World ex U.S. Core Equity Portfolio-Institutional Class....................      3             72%
World Core Equity Portfolio-Institutional Class............................      5             78%
Selectively Hedged Global Equity Portfolio-Institutional Class.............      3             94%
Emerging Markets Portfolio-Institutional Class.............................      3             54%
Emerging Markets Small Cap Portfolio-Institutional Class...................      3             53%
Emerging Markets Value Portfolio-Class R2..................................      2             92%
Emerging Markets Value Portfolio-Institutional Class.......................      2             34%
Emerging Markets Core Equity Portfolio-Institutional Class.................      3             61%
Emerging Markets Targeted Value Portfolio-Institutional Class..............      4            100%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

P. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-three portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, of each of the funds indicated in the table below (twenty-three of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                                                      STATEMENT OF
                                                        STATEMENT OF  CHANGES IN NET  FINANCIAL
FUND                                                    OPERATIONS    ASSETS          HIGHLIGHTS
----                                                    ------------- --------------  ------------
Large Cap International Portfolio                       For the year  For the years   For the
International Core Equity Portfolio                     ended         ended           years ended
International Small Company Portfolio                   October 31,   October 31,     October 31,
Japanese Small Company Portfolio                        2019          2019 and        2019, 2018,
Asia Pacific Small Company Portfolio                                  2018            2017, 2016
United Kingdom Small Company Portfolio                                                and 2015
Continental Small Company Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
World Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Emerging Markets Value Portfolio
Emerging Markets Core Equity Portfolio

Global Small Company Portfolio                          For the year  For the years   For each of
International High Relative Profitability Portfolio     ended         ended           the periods
                                                        October 31,   October 31,     indicated
                                                        2019          2019 and        therein
                                                                      2018

Emerging Markets Targeted Value Portfolio               For the period November 14, 2018
                                                        (commencement of operations) through
                                                        October 31, 2019

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA International Value Portfolio -- Class R2 vs.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                         DFA International              MSCI World ex USA
                     Value Portfolio - Class R2       Index (net dividends)
                     --------------------------     -------------------------
  10/31/2009                  $10,000                       $10,000
  11/30/2009                   10,292                        10,247
  12/31/2009                   10,404                        10,411
   1/31/2010                    9,798                         9,923
   2/28/2010                    9,829                         9,913
   3/31/2010                   10,607                        10,551
   4/30/2010                   10,420                        10,394
   5/31/2010                    9,205                         9,247
   6/30/2010                    9,040                         9,113
   7/31/2010                   10,156                         9,955
   8/31/2010                    9,655                         9,658
   9/30/2010                   10,700                        10,584
  10/31/2010                   11,060                        10,961
  11/30/2010                   10,494                        10,497
  12/31/2010                   11,473                        11,342
   1/31/2011                   11,960                        11,586
   2/28/2011                   12,353                        12,016
   3/31/2011                   12,007                        11,775
   4/30/2011                   12,645                        12,417
   5/31/2011                   12,182                        12,049
   6/30/2011                   12,010                        11,877
   7/31/2011                   11,623                        11,681
   8/31/2011                   10,371                        10,694
   9/30/2011                    9,235                         9,620
  10/31/2011                   10,117                        10,555
  11/30/2011                    9,784                        10,067
  12/31/2011                    9,517                         9,958
   1/31/2012                   10,149                        10,495
   2/29/2012                   10,678                        11,072
   3/31/2012                   10,588                        10,990
   4/30/2012                   10,207                        10,804
   5/31/2012                    8,941                         9,572
   6/30/2012                    9,570                        10,199
   7/31/2012                    9,524                        10,326
   8/31/2012                    9,919                        10,621
   9/30/2012                   10,265                        10,943
  10/31/2012                   10,390                        11,020
  11/30/2012                   10,549                        11,252
  12/31/2012                   11,065                        11,592
   1/31/2013                   11,578                        12,162
   2/28/2013                   11,225                        12,041
   3/31/2013                   11,260                        12,136
   4/30/2013                   11,807                        12,689
   5/31/2013                   11,660                        12,405
   6/30/2013                   11,249                        11,940
   7/31/2013                   12,009                        12,575
   8/31/2013                   11,921                        12,413
   9/30/2013                   12,816                        13,291
  10/31/2013                   13,259                        13,737
  11/30/2013                   13,300                        13,821
  12/31/2013                   13,591                        14,029
   1/31/2014                   13,091                        13,463
   2/28/2014                   13,830                        14,197
   3/31/2014                   13,725                        14,134
   4/30/2014                   13,954                        14,357
   5/31/2014                   14,100                        14,579
   6/30/2014                   14,277                        14,786
   7/31/2014                   13,952                        14,522
   8/31/2014                   13,952                        14,534
   9/30/2014                   13,333                        13,937
  10/31/2014                   13,099                        13,715
  11/30/2014                   13,106                        13,884
  12/31/2014                   12,604                        13,422
   1/31/2015                   12,519                        13,375
   2/28/2015                   13,411                        14,174
   3/31/2015                   13,125                        13,937
   4/30/2015                   13,839                        14,540
   5/31/2015                   13,839                        14,414
   6/30/2015                   13,434                        14,005
   7/31/2015                   13,303                        14,227
   8/31/2015                   12,309                        13,190
   9/30/2015                   11,459                        12,524
  10/31/2015                   12,341                        13,467
  11/30/2015                   12,174                        13,252
  12/31/2015                   11,782                        13,015
   1/31/2016                   10,856                        12,119
   2/29/2016                   10,503                        11,949
   3/31/2016                   11,299                        12,761
   4/30/2016                   11,840                        13,171
   5/31/2016                   11,618                        13,022
   6/30/2016                   11,190                        12,626
   7/31/2016                   11,687                        13,248
   8/31/2016                   11,996                        13,260
   9/30/2016                   12,137                        13,421
  10/31/2016                   12,288                        13,160
  11/30/2016                   12,341                        12,949
  12/31/2016                   12,744                        13,372
   1/31/2017                   13,293                        13,770
   2/28/2017                   13,194                        13,929
   3/31/2017                   13,487                        14,283
   4/30/2017                   13,678                        14,586
   5/31/2017                   13,907                        15,073
   6/30/2017                   14,051                        15,087
   7/31/2017                   14,710                        15,536
   8/31/2017                   14,687                        15,532
   9/30/2017                   15,209                        15,935
  10/31/2017                   15,482                        16,153
  11/30/2017                   15,630                        16,316
  12/31/2017                   16,032                        16,609
   1/31/2018                   16,966                        17,383
   2/28/2018                   16,009                        16,557
   3/31/2018                   15,808                        16,271
   4/30/2018                   16,224                        16,644
   5/31/2018                   15,635                        16,329
   6/30/2018                   15,276                        16,150
   7/31/2018                   15,755                        16,546
   8/31/2018                   15,204                        16,233
   9/30/2018                   15,465                        16,360
  10/31/2018                   14,152                        15,060
  11/30/2018                   14,048                        15,047
  12/31/2018                   13,191                        14,269
   1/31/2019                   14,221                        15,287
   2/28/2019                   14,453                        15,680
   3/31/2019                   14,293                        15,760
   4/30/2019                   14,759                        16,206
   5/31/2019                   13,644                        15,440
   6/30/2019                   14,492                        16,357              Past performance is not predictive
   7/31/2019                   14,018                        16,160              of future performance.
   8/31/2019                   13,441                        15,763
   9/30/2019                   14,117                        16,205              The returns shown do not reflect
  10/31/2019                   14,594                        16,729              the deduction of taxes that a
                                                                                 shareholder would pay on fund
                                                                                 distributions or the redemption of
             AVERAGE ANNUAL         ONE          FIVE         TEN                fund shares.
             TOTAL RETURN           YEAR         YEARS       YEARS
             ------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    3.13%        2.19%       3.85%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA International Value Portfolio -- Institutional Class vs.
MSCI World ex USA Index (net dividends)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                               [CHART]

                       DFA International Value           MSCI World ex USA
                   Portfolio - Institutional Class     Index (net dividends)
                   -------------------------------     ---------------------
  10/31/2009                  $10,000                        $10,000
  11/30/2009                   10,292                         10,247
  12/31/2009                   10,412                         10,411
   1/31/2010                    9,808                          9,923
   2/28/2010                    9,838                          9,913
   3/31/2010                   10,622                         10,551
   4/30/2010                   10,439                         10,394
   5/31/2010                    9,211                          9,247
   6/30/2010                    9,051                          9,113
   7/31/2010                   10,180                          9,955
   8/31/2010                   $9,677                          9,658
   9/30/2010                   10,713                         10,584
  10/31/2010                   11,093                         10,961
  11/30/2010                   10,527                         10,497
  12/31/2010                   11,513                         11,342
   1/31/2011                   12,001                         11,586
   2/28/2011                   12,396                         12,016
   3/31/2011                   12,054                         11,775
   4/30/2011                   12,695                         12,417
   5/31/2011                   12,236                         12,049
   6/30/2011                   12,066                         11,877
   7/31/2011                   11,676                         11,681
   8/31/2011                   10,424                         10,694
   9/30/2011                    9,283                          9,620
  10/31/2011                   10,177                         10,555
  11/30/2011                    9,836                         10,067
  12/31/2011                    9,573                          9,958
   1/31/2012                   10,216                         10,495
   2/29/2012                   10,742                         11,072
   3/31/2012                   10,658                         10,990
   4/30/2012                   10,275                         10,804
   5/31/2012                    9,006                          9,572
   6/30/2012                    9,640                         10,199
   7/31/2012                    9,600                         10,326
   8/31/2012                    9,991                         10,621
   9/30/2012                   10,346                         10,943
  10/31/2012                   10,480                         11,020
  11/30/2012                   10,640                         11,252
  12/31/2012                   11,163                         11,592
   1/31/2013                   11,681                         12,162
   2/28/2013                   11,331                         12,041
   3/31/2013                   11,365                         12,136
   4/30/2013                   11,924                         12,689
   5/31/2013                   11,776                         12,405
   6/30/2013                   11,360                         11,940
   7/31/2013                   12,136                         12,575
   8/31/2013                   12,047                         12,413
   9/30/2013                   12,956                         13,291
  10/31/2013                   13,403                         13,737
  11/30/2013                   13,452                         13,821
  12/31/2013                   13,744                         14,029
   1/31/2014                   13,238                         13,463
   2/28/2014                   13,993                         14,197
   3/31/2014                   13,892                         14,134
   4/30/2014                   14,124                         14,357
   5/31/2014                   14,279                         14,579
   6/30/2014                   14,451                         14,786
   7/31/2014                   14,130                         14,522
   8/31/2014                   14,130                         14,534
   9/30/2014                   13,511                         13,937
  10/31/2014                   13,274                         13,715
  11/30/2014                   13,281                         13,884
  12/31/2014                   12,783                         13,422
   1/31/2015                   12,696                         13,375
   2/28/2015                   13,602                         14,174
   3/31/2015                   13,312                         13,937
   4/30/2015                   14,043                         14,540
   5/31/2015                   14,051                         14,414
   6/30/2015                   13,642                         14,005
   7/31/2015                   13,509                         14,227
   8/31/2015                   12,499                         13,190
   9/30/2015                   11,644                         12,524
  10/31/2015                   12,533                         13,467
  11/30/2015                   12,370                         13,252
  12/31/2015                   11,976                         13,015
   1/31/2016                   11,035                         12,119
   2/29/2016                   10,684                         11,949
   3/31/2016                   11,490                         12,761
   4/30/2016                   12,046                         13,171
   5/31/2016                   11,820                         13,022
   6/30/2016                   11,386                         12,626
   7/31/2016                   11,899                         13,248
   8/31/2016                   12,212                         13,260
   9/30/2016                   12,355                         13,421
  10/31/2016                   12,508                         13,160
  11/30/2016                   12,570                         12,949
  12/31/2016                   12,983                         13,372
   1/31/2017                   13,541                         13,770
   2/28/2017                   13,448                         13,929
   3/31/2017                   13,753                         14,283
   4/30/2017                   13,947                         14,586
   5/31/2017                   14,188                         15,073
   6/30/2017                   14,338                         15,087
   7/31/2017                   15,009                         15,536
   8/31/2017                   14,993                         15,532
   9/30/2017                   15,528                         15,935
  10/31/2017                   15,805                         16,153
  11/30/2017                   15,956                         16,316
  12/31/2017                   16,370                         16,609
   1/31/2018                   17,329                         17,383
   2/28/2018                   16,354                         16,557
   3/31/2018                   16,153                         16,271
   4/30/2018                   16,586                         16,644
   5/31/2018                   15,985                         16,329
   6/30/2018                   15,621                         16,150
   7/31/2018                   16,117                         16,546
   8/31/2018                   15,548                         16,233
   9/30/2018                   15,822                         16,360
  10/31/2018                   14,491                         15,060
  11/30/2018                   14,384                         15,047
  12/31/2018                   13,507                         14,269
   1/31/2019                   14,568                         15,287
   2/28/2019                   14,814                         15,680
   3/31/2019                   14,650                         15,760
   4/30/2019                   15,127                         16,206
   5/31/2019                   13,987                         15,440
   6/30/2019                   14,866                         16,357            Past performance is not predictive
   7/31/2019                   14,380                         16,160            of future performance.
   8/31/2019                   13,790                         15,763
   9/30/2019                   14,491                         16,205            The returns shown do not reflect
  10/31/2019                   14,979                         16,729            the deduction of taxes that a
                                                                                shareholder would pay on fund
                                                                                distributions or the redemption of
             AVERAGE ANNUAL         ONE         FIVE         TEN                fund shares.
             TOTAL RETURN           YEAR        YEARS       YEARS
             -----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    3.37%       2.45%       4.12%               all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------
                                                         RETURN
                                                         IN U.S.
                                                         DOLLARS
                                                         -------
                MSCI World ex USA Index.................  11.08%
                MSCI World ex USA Mid Cap Index.........  10.71%
                MSCI World ex USA Small Cap Index.......   8.61%
                MSCI World ex USA Value Index...........   5.95%
                MSCI World ex USA Growth Index..........  16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------
                                                                  RETURN
                                                           LOCAL  IN U.S.
      TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  RETURN DOLLARS
      ---------------------------------------------------  ------ -------
      Japan...............................................  4.57%   9.16%
      United Kingdom......................................  5.73%   7.08%
      France.............................................. 14.29%  12.54%
      Canada.............................................. 11.54%  11.45%
      Switzerland......................................... 16.43%  18.69%
      Germany.............................................  9.14%   7.46%
      Australia........................................... 20.12%  16.76%
      Netherlands......................................... 21.77%  20.09%
      Hong Kong........................................... 15.60%  15.63%
      Spain...............................................  7.47%   5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------
                                                         RETURN
                                                         IN U.S.
                                                         DOLLARS
                                                         -------
                MSCI Emerging Markets Index.............  11.86%
                MSCI Emerging Markets Mid Cap Index.....  11.08%
                MSCI Emerging Markets Small Cap Index...   9.69%
                MSCI Emerging Markets Value Index.......   6.00%
                MSCI Emerging Markets Growth Index......  17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------
                                                               RETURN
                                                        LOCAL  IN U.S.
          TEN LARGEST EMERGING MARKETS BY MARKET CAP    RETURN DOLLARS
          ------------------------------------------    ------ -------
          China........................................ 12.94%  12.90%
          Korea........................................  7.43%   5.22%
          Taiwan....................................... 20.39%  22.38%
          India........................................ 12.67%  17.46%
          Brazil....................................... 22.35%  13.21%
          South Africa................................. 10.59%   8.41%
          Russia....................................... 31.36%  34.30%
          Thailand..................................... -4.10%   5.28%
          Mexico.......................................  1.02%   6.71%
          Saudi Arabia................................. -1.29%  -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

DFA INTERNATIONAL VALUE PORTFOLIO

   The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2019, the Master Fund held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 3.13% for the Portfolio's Class R2 shares, 3.37% for the Portfolio's Institutional
Class shares, and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Master Fund's focus on value stocks detracted from performance relative to the style-neutral benchmark.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLE

                                         BEGINNING  ENDING               EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                           VALUE    VALUE     EXPENSE     DURING
                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                         --------- --------- ---------- ----------
DFA INTERNATIONAL VALUE PORTFOLIO (2)
-------------------------------------
Actual Fund Return
   Class R2 Shares...................... $1,000.00 $  988.90    0.69%     $3.46
   Institutional Class Shares........... $1,000.00 $  990.30    0.44%     $2.21
Hypothetical 5% Annual Return
   Class R2 Shares...................... $1,000.00 $1,021.73    0.69%     $3.52
   Institutional Class Shares........... $1,000.00 $1,022.99    0.44%     $2.24

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 27, 2019. They are available upon request, without charge, by calling collect:
(512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                                       AFFILIATED
                                                       INVESTMENT
                                                        COMPANY
                                                       ----------
               DFA International Value Portfolio......   100.0%

                       DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                     VALUE+
                                                                                 --------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust
  Company....................................................................... $9,180,421,680
                                                                                 --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES............................ $9,180,421,680
                                                                                 ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             DFA
                                                                        INTERNATIONAL
                                                                       VALUE PORTFOLIO
                                                                       ---------------
ASSETS:
Investments in Affiliated Investment Company at Value................. $    9,180,422
Receivables:
   Fund Shares Sold...................................................          4,011
Prepaid Expenses and Other Assets.....................................             77
                                                                       --------------
       Total Assets...................................................      9,184,510
                                                                       --------------
LIABILITIES:
Payables:
   Fund Shares Redeemed...............................................          7,675
   Due to Advisor.....................................................          1,527
Accrued Expenses and Other Liabilities................................            639
                                                                       --------------
       Total Liabilities..............................................          9,841
                                                                       --------------
NET ASSETS............................................................ $    9,174,669
                                                                       ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $1,191 and shares
  outstanding of 69,521............................................... $        17.13
                                                                       ==============
NUMBER OF SHARES AUTHORIZED...........................................    100,000,000
                                                                       ==============
Institutional Class Shares -- based on net assets of $9,173,478 and
  shares outstanding of 534,006,389................................... $        17.18
                                                                       ==============
NUMBER OF SHARES AUTHORIZED...........................................  1,500,000,000
                                                                       ==============
NET ASSETS CONSIST OF:
Paid-In Capital....................................................... $    9,065,218
Total Distributable Earnings (Loss)...................................        109,451
                                                                       --------------
NET ASSETS............................................................ $    9,174,669
                                                                       ==============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                    DFA
                                                                               INTERNATIONAL
                                                                              VALUE PORTFOLIO*
                                                                              ----------------
INVESTMENT INCOME
Net Investment Income Allocated from Affiliated Investment Companies:
   Dividends (Net of Foreign Taxes Withheld of $37,181)......................     $373,583
   Income from Securities Lending............................................        5,387
   Expenses Allocated from Affiliated Investment Companies...................      (19,376)
                                                                                  --------
          Total Net Investment Income Allocated from Affiliated
            Investment Companies:............................................      359,594
                                                                                  --------
FUND EXPENSES
   Investment Management Fees................................................       36,663
   Accounting & Transfer Agent Fees..........................................        1,102
   Shareholder Servicing Fees
       Class R2 Shares.......................................................            3
   Filing Fees...............................................................          233
   Shareholders' Reports.....................................................          423
   Directors'/Trustees' Fees & Expenses......................................           54
   Professional Fees.........................................................           30
   Other.....................................................................           56
                                                                                  --------
          Total Fund Expenses................................................       38,564
                                                                                  --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)......................................
       Class R2 Shares.......................................................           (3)
       Institutional Class Shares............................................      (18,329)
                                                                                  --------
   Net Expenses..............................................................       20,232
                                                                                  --------
   NET INVESTMENT INCOME (LOSS)..............................................      339,362
                                                                                  --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Transactions Allocated from Affiliated Investment Company**...........      (12,764)
   Change in Unrealized Appreciation (Depreciation) of:
       Transactions Allocated from Affiliated Investment Company.............      (37,240)
                                                                                  --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................      (50,004)
                                                                                  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............     $289,358
                                                                                  ========

--------
** Net of foreign capital gain taxes withheld of $0.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                   DFA INTERNATIONAL VALUE
                                                                                          PORTFOLIO
                                                                                  ------------------------
                                                                                     YEAR         YEAR
                                                                                     ENDED        ENDED
                                                                                    OCT 31,      OCT 31,
                                                                                     2019         2018
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $   339,362  $   305,317
   Net Realized Gain (Loss) on:
       Transactions Allocated from Affiliated Investment Company*,**.............     (12,764)     328,393
   Change in Unrealized Appreciation (Depreciation) of:
       Transactions Allocated from Affiliated Investment Company.................     (37,240)  (1,489,950)
                                                                                  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting from Operations........     289,358     (856,240)
                                                                                  -----------  -----------
Distributions:
       Class R2 Shares...........................................................         (83)        (102)
       Institutional Class Shares................................................    (576,705)    (298,099)
                                                                                  -----------  -----------
          Total Distributions....................................................    (576,788)    (298,201)
                                                                                  -----------  -----------
Capital Share Transactions (1):
   Shares Issued.................................................................   2,071,367    2,071,557
   Shares Issued in Lieu of Cash Distributions...................................     562,384      289,379
   Shares Redeemed...............................................................  (2,595,094)  (1,624,192)
                                                                                  -----------  -----------
          Net Increase (Decrease) from Capital Share Transactions................      38,657      736,744
                                                                                  -----------  -----------
          Total Increase (Decrease) in Net Assets................................    (248,773)    (417,697)
NET ASSETS
   Beginning of Year.............................................................   9,423,442    9,841,139
                                                                                  -----------  -----------
   End of Year................................................................... $ 9,174,669  $ 9,423,442
                                                                                  ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................     123,536      104,257
   Shares Issued in Lieu of Cash Distributions...................................      34,167       14,892
   Shares Redeemed...............................................................    (154,773)     (81,550)
                                                                                  -----------  -----------
          Net Increase (Decrease) from Shares Issued and Redeemed................       2,930       37,599
                                                                                  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             DFA INTERNATIONAL VALUE PORTFOLIO-CLASS R2 SHARES
                                                                             -----------------------------------------------
                                                                              YEAR      YEAR      YEAR     YEAR       YEAR
                                                                              ENDED     ENDED     ENDED    ENDED      ENDED
                                                                             OCT 31,   OCT 31,   OCT 31,  OCT 31,    OCT 31,
                                                                              2019      2018      2017     2016       2015
                                                                             -------   -------   -------  -------   -------
Net Asset Value, Beginning of Year.......................................... $17.68    $19.89    $16.27   $16.93    $ 18.48
                                                                             ------    ------    ------   ------    -------
Income from Investment Operations(A)
------------------------------------
   Net Investment Income (Loss).............................................   0.58      0.54      0.55     0.53       0.51
   Net Gains (Losses) on Securities (Realized and Unrealized)...............  (0.10)    (2.21)     3.61    (0.65)     (1.55)
                                                                             ------    ------    ------   ------    -------
       Total from Investment Operations.....................................   0.48     (1.67)     4.16    (0.12)     (1.04)
                                                                             ------    ------    ------   ------    -------
Less Distributions:
-------------------
   Net Investment Income....................................................  (0.51)    (0.54)    (0.54)   (0.54)     (0.51)
   Net Realized Gains.......................................................  (0.52)       --        --       --         --
                                                                             ------    ------    ------   ------    -------
       Total Distributions..................................................  (1.03)    (0.54)    (0.54)   (0.54)     (0.51)
                                                                             ------    ------    ------   ------    -------
Net Asset Value, End of Year................................................ $17.13    $17.68    $19.89   $16.27    $ 16.93
                                                                             ======    ======    ======   ======    =======
Total Return................................................................   3.13%    (8.59%)   25.99%   (0.43%)    (5.78%)
                                                                             ------    ------    ------   ------    -------
Net Assets, End of Year (thousands)......................................... $1,191    $1,477    $3,508   $3,308    $10,404
Ratio of Expenses to Average Net Assets (C).................................   0.69%     0.68%     0.68%    0.68%      0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees Recovered by Advisor) (C)......   0.89%     0.88%     0.88%    0.88%      0.73%
Ratio of Net Investment Income to Average Net Assets........................   3.43%     2.72%     3.07%     3.4%      2.81%
                                                                             ------    ------    ------   ------    -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            DFA INTERNATIONAL VALUE PORTFOLIO-INSTITUTIONAL CLASS SHARES
                                                           ------------------------------------------------------------
                                                              YEAR        YEAR         YEAR        YEAR         YEAR
                                                              ENDED       ENDED        ENDED       ENDED        ENDED
                                                             OCT 31,     OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                              2019        2018         2017        2016         2015
                                                           ----------  ----------   ----------  ----------   ----------
Net Asset Value, Beginning of Year........................ $    17.74  $    19.94   $    16.30  $    16.92   $    18.47
                                                           ----------  ----------   ----------  ----------   ----------
Income (loss) from Investment Operations(A)
-------------------------------------------
   Net Investment Income (Loss)...........................       0.63        0.60         0.56        0.55         0.56
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..........................................      (0.11)      (2.21)        3.66       (0.63)       (1.56)
                                                           ----------  ----------   ----------  ----------   ----------
       Total from Investment Operations...................       0.52       (1.61)        4.22       (0.08)       (1.00)
                                                           ----------  ----------   ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income..................................      (0.56)      (0.59)       (0.58)      (0.54)       (0.55)
   Net Realized Gains.....................................      (0.52)         --           --          --           --
                                                           ----------  ----------   ----------  ----------   ----------
       Total Distributions................................      (1.08)      (0.59)       (0.58)      (0.54)       (0.55)
                                                           ----------  ----------   ----------  ----------   ----------
Net Asset Value, End of Year.............................. $    17.18  $    17.74   $    19.94  $    16.30   $    16.92
                                                           ==========  ==========   ==========  ==========   ==========
Total Return..............................................       3.37%      (8.32%)      26.36%      (0.20%)      (5.58%)
                                                           ----------  ----------   ----------  ----------   ----------
Net Assets, End of Year (thousands)....................... $9,173,478  $9,421,965   $9,837,631  $7,270,665   $6,795,481
Ratio of Expenses to Average Net Assets (C)...............       0.44%       0.43%        0.43%       0.43%        0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously
  Waived Fees Recovered by Advisor and (Fees Paid
  Indirectly)) (C)........................................       0.64%       0.63%        0.63%       0.63%        0.49%
Ratio of Net Investment Income to Average Net Assets......       3.70%       3.01%        3.12%       3.51%        3.10%
                                                           ----------  ----------   ----------  ----------   ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, one of which, the DFA International Value Portfolio (the "Portfolio"), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio invests substantially all of its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. As of October 31, 2019, the Portfolio owned 74% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The Portfolio's investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2019, the Portfolio's investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

       DFA International Value Portfolio........................... 0.40%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. A portion of the Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Portfolio, as described in the notes below, will remain in effect permanently, unless terminated by the Portfolio. During the year ended October 31, 2019, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year waived fees and/or expenses assumed can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

                                                                                                 NET WAIVED FEES/
                                                                                     RECOVERY    EXPENSES ASSUMED
                                                                                   OF PREVIOUSLY    (RECOVERED
                                                              EXPENSE     TOTAL    WAIVED FEES/  PREVIOUSLY WAIVED
                                                             LIMITATION MANAGEMENT   EXPENSES      FEES/EXPENSES
INSTITUTIONAL CLASS SHARES                                     AMOUNT   FEE LIMIT     ASSUMED        ASSUMED)
--------------------------                                   ---------- ---------- ------------- -----------------
DFA INTERNATIONAL VALUE PORTFOLIO (1).......................      --       0.40%        --            $18,329

CLASS R2 SHARES
---------------
DFA INTERNATIONAL VALUE PORTFOLIO (2).......................    0.79%      0.40%        --                  3

                                                                PREVIOUSLY
                                                               WAIVED FEES/
                                                             EXPENSES ASSUMED
                                                             SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                       RECOVERY
--------------------------                                   -----------------
DFA INTERNATIONAL VALUE PORTFOLIO (1).......................        --

CLASS R2 SHARES
---------------
DFA INTERNATIONAL VALUE PORTFOLIO (2).......................        --

(1)The Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis.
(2)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to 0.40% of the average net assets of a class of the Portfolio on an annualized basis (the "Permanent Fee Waiver"). In addition to the Permanent Fee Waiver, the Advisor has contractually agreed (including for the time period prior to July 21, 2015) to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the "Annualized Expense Ratio"). At any time that the annualized expenses of Class R2 shares of the Portfolio are less than the Annualized Expense Ratio identified above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery is within thirty-six months and does not cause the annualized expense ratio of Class R2 shares of the Portfolio to exceed the Annualized Expense Ratio identified above. Except, the Portfolio is not obligated to reimburse the Advisor for fees waived in connection with the Permanent Fee Waiver.

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amounts paid by the Fund to the CCO were $30 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amount in thousands):

               DFA International Value Portfolio............ $297

E. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to net foreign currency gains/losses, foreign capital gains tax reclass and realized gains on securities considered to be "passive foreign investment companies," were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                   NET INVESTMENT
                                     INCOME AND
                                     SHORT-TERM     LONG-TERM   TAX EXEMPT
                                   CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                   -------------- ------------- ---------- --------
DFA International Value Portfolio
2018..............................    $298,200            --        --     $298,200
2019..............................     302,955      $273,833        --      576,788

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                  NET INVESTMENT
                                    INCOME AND
                                    SHORT-TERM     LONG-TERM
                                  CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                  -------------- ------------- -------
         DFA International Value
           Portfolio.............    $(2,159)         --       $(2,159)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             UNDISTRIBUTED
                                                             NET INVESTMENT
                                                               INCOME AND   UNDISTRIBUTED                 UNREALIZED
                                                               SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION
                                                             CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)
                                                             -------------- ------------- ------------- --------------
DFA International Value Portfolio...........................    $63,472          --         $(13,753)      $60,237

                                                               TOTAL NET
                                                             DISTRIBUTABLE
                                                               EARNINGS
                                                             (ACCUMULATED
                                                                LOSSES)
                                                             -------------
DFA International Value Portfolio...........................   $109,956

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                      UNLIMITED  TOTAL
                                                      --------- -------
        DFA International Value Portfolio............  $13,753  $13,753

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                          NET
                                                                                       UNREALIZED
                                               FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                               TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                              ---------- ------------ -------------- --------------
DFA International Value Portfolio............ $9,121,084   $60,162          --          $60,162

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. CAPITAL SHARE TRANSACTIONS:

   The capital share transactions by class were as follows (amounts in thousands):

                                                    YEAR ENDED            YEAR ENDED
                                                 OCTOBER 31, 2019      OCTOBER 31, 2018
                                              ---------------------  --------------------
                                                 AMOUNT     SHARES      AMOUNT     SHARES
                                              -----------  --------  -----------  -------
DFA INTERNATIONAL VALUE PORTFOLIO
Class R2 Shares
   Shares Issued............................. $       409        25  $     2,206      111
   Shares Issued in Lieu of Cash
     Distributions...........................          83         5          102        5
   Shares Redeemed...........................        (766)      (44)      (3,878)    (209)
                                              -----------  --------  -----------  -------
Net Increase (Decrease) -- Class R2 Shares... $      (274)      (14) $    (1,570)     (93)
                                              ===========  ========  ===========  =======
Institutional Class Shares
   Shares Issued............................. $ 2,070,958   123,511  $ 2,069,351  104,146
   Shares Issued in Lieu of Cash
     Distributions...........................     562,301    34,162      289,277   14,887
   Shares Redeemed...........................  (2,594,328) (154,729)  (1,620,314) (81,341)
                                              -----------  --------  -----------  -------
Net Increase (Decrease) -- Institutional
  Class Shares............................... $    38,931     2,944  $   738,314   37,692
                                              ===========  ========  ===========  =======

G. SHAREHOLDER SERVICING FEES:

   The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio's Class R2 Shares.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolio's early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

J. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolio's outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               APPROXIMATE
                                                                PERCENTAGE
                                                  NUMBER OF   OF OUTSTANDING
                                                 SHAREHOLDERS     SHARES
                                                 ------------ --------------
   DFA International Value Portfolio-Class R2...      5             97%
   DFA International Value
     Portfolio-Institutional Class..............      4             73%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no other subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2019 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE DFA INTERNATIONAL VALUE SERIES VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                  [CHART]


                           The DFA International          MSCI World ex
                                Value Series        USA Index (net dividends)
                           ---------------------    -------------------------
  10/31/2009                     $10,000                    $10,000
  11/30/2009                      10,298                     10,247
  12/31/2009                      10,414                     10,411
   1/31/2010                       9,812                      9,923
   2/28/2010                       9,851                      9,913
   3/31/2010                      10,628                     10,551
   4/30/2010                      10,447                     10,394
   5/31/2010                       9,223                      9,247
   6/30/2010                       9,061                      9,113
   7/31/2010                      10,194                      9,955
   8/31/2010                       9,696                      9,658
   9/30/2010                      10,738                     10,584
  10/31/2010                      11,113                     10,961
  11/30/2010                      10,557                     10,497
  12/31/2010                      11,540                     11,342
   1/31/2011                      12,032                     11,586
   2/28/2011                      12,434                     12,016
   3/31/2011                      12,091                     11,775
   4/30/2011                      12,738                     12,417
   5/31/2011                      12,278                     12,049
   6/30/2011                      12,110                     11,877
   7/31/2011                      11,722                     11,681
   8/31/2011                      10,466                     10,694
   9/30/2011                       9,320                      9,620
  10/31/2011                      10,220                     10,555
  11/30/2011                       9,883                     10,067
  12/31/2011                       9,618                      9,958
   1/31/2012                      10,265                     10,495
   2/29/2012                      10,803                     11,072
   3/31/2012                      10,712                     10,990
   4/30/2012                      10,330                     10,804
   5/31/2012                       9,055                      9,572
   6/30/2012                       9,696                     10,199
   7/31/2012                       9,657                     10,326
   8/31/2012                      10,058                     10,621
   9/30/2012                      10,414                     10,943
  10/31/2012                      10,544                     11,020
  11/30/2012                      10,712                     11,252
  12/31/2012                      11,236                     11,592
   1/31/2013                      11,767                     12,162
   2/28/2013                      11,411                     12,041
   3/31/2013                      11,450                     12,136
   4/30/2013                      12,013                     12,689
   5/31/2013                      11,871                     12,405
   6/30/2013                      11,450                     11,940
   7/31/2013                      12,233                     12,575
   8/31/2013                      12,149                     12,413
   9/30/2013                      13,061                     13,291
  10/31/2013                      13,515                     13,737
  11/30/2013                      13,566                     13,821
  12/31/2013                      13,864                     14,029
   1/31/2014                      13,359                     13,463
   2/28/2014                      14,123                     14,197
   3/31/2014                      14,019                     14,134
   4/30/2014                      14,259                     14,357
   5/31/2014                      14,421                     14,579
   6/30/2014                      14,595                     14,786
   7/31/2014                      14,272                     14,522
   8/31/2014                      14,278                     14,534
   9/30/2014                      13,650                     13,937
  10/31/2014                      13,417                     13,715
  11/30/2014                      13,424                     13,884
  12/31/2014                      12,926                     13,422
   1/31/2015                      12,841                     13,375
   2/28/2015                      13,761                     14,174
   3/31/2015                      13,469                     13,937
   4/30/2015                      14,207                     14,540
   5/31/2015                      14,214                     14,414
   6/30/2015                      13,806                     14,005
   7/31/2015                      13,670                     14,227
   8/31/2015                      12,654                     13,190
   9/30/2015                      11,793                     12,524
  10/31/2015                      12,699                     13,467
  11/30/2015                      12,531                     13,252
  12/31/2015                      12,129                     13,015
   1/31/2016                      11,184                     12,119
   2/29/2016                      10,828                     11,949
   3/31/2016                      11,650                     12,761
   4/30/2016                      12,214                     13,171
   5/31/2016                      11,987                     13,022
   6/30/2016                      11,553                     12,626
   7/31/2016                      12,065                     13,248
   8/31/2016                      12,388                     13,260
   9/30/2016                      12,524                     13,421
  10/31/2016                      12,686                     13,160
  11/30/2016                      12,744                     12,949
  12/31/2016                      13,172                     13,372
   1/31/2017                      13,735                     13,770
   2/28/2017                      13,644                     13,929
   3/31/2017                      13,948                     14,283
   4/30/2017                      14,149                     14,586
   5/31/2017                      14,395                     15,073
   6/30/2017                      14,550                     15,087
   7/31/2017                      15,236                     15,536
   8/31/2017                      15,223                     15,532
   9/30/2017                      15,767                     15,935
  10/31/2017                      16,052                     16,153
  11/30/2017                      16,214                     16,316
  12/31/2017                      16,634                     16,609
   1/31/2018                      17,612                     17,383
   2/28/2018                      16,621                     16,557
   3/31/2018                      16,427                     16,271
   4/30/2018                      16,867                     16,644
   5/31/2018                      16,259                     16,329
   6/30/2018                      15,890                     16,150
   7/31/2018                      16,395                     16,546
   8/31/2018                      15,825                     16,233
   9/30/2018                      16,104                     16,360
  10/31/2018                      14,751                     15,060
  11/30/2018                      14,641                     15,047
  12/31/2018                      13,761                     14,269
   1/31/2019                      14,835                     15,287
   2/28/2019                      15,087                     15,680
   3/31/2019                      14,926                     15,760
   4/30/2019                      15,411                     16,206
   5/31/2019                      14,252                     15,440              Past performance is not predictive
   6/30/2019                      15,152                     16,357              of future performance.
   7/31/2019                      14,660                     16,160
   8/31/2019                      14,058                     15,763              The returns shown do not reflect
   9/30/2019                      14,777                     16,205              the deduction of taxes that a
  10/31/2019                      15,282                     16,729              shareholder would pay on fund
                                                                                 distributions or the redemption of
             AVERAGE ANNUAL         ONE          FIVE         TEN                fund shares.
             TOTAL RETURN           YEAR         YEARS       YEARS
             ------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    3.60%        2.64%       4.33%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE JAPANESE SMALL COMPANY SERIES VS.
MSCI JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                      [CHART]


                    The Japanese Small Company   MSCI Japan Small Cap Index
                              Series                  (net dividends)
                     -------------------------   --------------------------
  10/31/2009                 $10,000                     $10,000
  11/30/2009                   9,594                       9,643
  12/31/2009                   9,558                       9,462
   1/31/2010                   9,690                       9,667
   2/28/2010                   9,881                       9,850
   3/31/2010                  10,382                      10,298
   4/30/2010                  10,692                      10,577
   5/31/2010                   9,797                       9,844
   6/30/2010                   9,952                       9,887
   7/31/2010                  10,131                      10,007
   8/31/2010                   9,857                       9,795
   9/30/2010                  10,286                      10,196
  10/31/2010                  10,072                      10,112
  11/30/2010                  10,322                      10,309
  12/31/2010                  11,277                      11,349
   1/31/2011                  11,539                      11,484
   2/28/2011                  12,076                      11,946
   3/31/2011                  11,325                      11,209
   4/30/2011                  11,265                      11,219
   5/31/2011                  11,074                      11,052
   6/30/2011                  11,635                      11,464
   7/31/2011                  12,064                      11,940
   8/31/2011                  11,742                      11,452
   9/30/2011                  11,683                      11,462
  10/31/2011                  11,086                      11,039
  11/30/2011                  11,265                      10,740
  12/31/2011                  11,205                      10,908
   1/31/2012                  11,921                      11,356
   2/29/2012                  11,933                      11,479
   3/31/2012                  12,279                      11,786
   4/30/2012                  12,029                      11,615
   5/31/2012                  11,026                      10,650
   6/30/2012                  11,611                      11,105
   7/31/2012                  11,217                      10,931
   8/31/2012                  11,229                      10,869
   9/30/2012                  11,384                      11,169
  10/31/2012                  11,146                      10,928
  11/30/2012                  11,313                      11,003
  12/31/2012                  11,730                      11,345
   1/31/2013                  12,100                      11,770
   2/28/2013                  12,399                      12,169
   3/31/2013                  13,353                      13,152
   4/30/2013                  14,057                      14,017
   5/31/2013                  12,912                      12,906
   6/30/2013                  13,031                      12,871
   7/31/2013                  13,341                      13,081
   8/31/2013                  13,043                      12,904
   9/30/2013                  14,523                      14,373
  10/31/2013                  14,558                      14,314
  11/30/2013                  14,451                      14,219
  12/31/2013                  14,558                      14,334
   1/31/2014                  14,415                      14,292
   2/28/2014                  14,356                      13,975
   3/31/2014                  14,427                      14,011
   4/30/2014                  14,212                      13,751
   5/31/2014                  14,582                      14,201
   6/30/2014                  15,621                      15,207
   7/31/2014                  15,525                      15,289
   8/31/2014                  15,668                      15,179
   9/30/2014                  15,191                      14,672
  10/31/2014                  14,916                      14,279
  11/30/2014                  14,356                      14,118
  12/31/2014                  14,487                      14,266
   1/31/2015                  14,845                      14,745
   2/28/2015                  15,453                      15,276
   3/31/2015                  15,656                      15,571
   4/30/2015                  16,038                      15,862
   5/31/2015                  16,205                      16,050
   6/30/2015                  16,539                      16,284
   7/31/2015                  16,444                      16,221
   8/31/2015                  15,943                      15,666
   9/30/2015                  15,453                      15,103
  10/31/2015                  16,265                      16,111
  11/30/2015                  16,635                      16,317
  12/31/2015                  16,575                      16,452
   1/31/2016                  15,752                      15,404
   2/29/2016                  15,203                      15,245
   3/31/2016                  16,193                      16,196
   4/30/2016                  16,396                      16,901
   5/31/2016                  16,814                      16,905
   6/30/2016                  16,742                      16,805
   7/31/2016                  17,649                      17,706
   8/31/2016                  17,232                      17,079
   9/30/2016                  18,282                      18,000
  10/31/2016                  18,628                      18,240
  11/30/2016                  18,031                      17,382
  12/31/2016                  18,174                      17,697
   1/31/2017                  18,974                      18,365
   2/28/2017                  19,618                      18,929
   3/31/2017                  19,726                      18,895
   4/30/2017                  19,952                      19,218
   5/31/2017                  20,704                      19,925
   6/30/2017                  21,169                      20,112
   7/31/2017                  21,850                      20,648
   8/31/2017                  22,327                      21,033
   9/30/2017                  22,828                      21,366
  10/31/2017                  23,675                      22,098
  11/30/2017                  24,272                      22,875
  12/31/2017                  24,761                      23,228
   1/31/2018                  25,943                      24,214
   2/28/2018                  25,370                      23,921
   3/31/2018                  25,203                      23,715
   4/30/2018                  25,155                      23,747
   5/31/2018                  24,833                      23,694
   6/30/2018                  24,177                      22,968
   7/31/2018                  24,165                      22,769
   8/31/2018                  23,819                      22,623
   9/30/2018                  24,236                      22,938
  10/31/2018                  21,909                      20,769
  11/30/2018                  22,351                      21,333
  12/31/2018                  20,012                      19,514
   1/31/2019                  21,062                      20,582
   2/28/2019                  21,420                      20,814
   3/31/2019                  21,253                      20,901
   4/30/2019                  21,599                      21,084
   5/31/2019                  20,453                      20,225
   6/30/2019                  21,265                      20,718               Past performance is not predictive
   7/31/2019                  21,289                      20,985               of future performance.
   8/31/2019                  20,740                      20,782
   9/30/2019                  21,671                      21,536               The returns shown do not reflect
  10/31/2019                  22,888                      22,702               the deduction of taxes that a
                                                                               shareholder would pay on fund
                                                                               distributions or the redemption of
             AVERAGE ANNUAL        ONE         FIVE         TEN                fund shares.
             TOTAL RETURN          YEAR        YEARS       YEARS
             ----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                   4.47%       8.94%       8.63%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE ASIA PACIFIC SMALL COMPANY SERIES VS.
MSCI PACIFIC EX JAPAN SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                      [CHART]

                    The Asia Pacific            MSCI Pacific ex Japan
                  Small Company Series     Small Cap Index (net dividends)
                  --------------------     -------------------------------
  10/31/2009            $10,000                      $10,000
  11/30/2009             10,467                       10,288
  12/31/2009             10,744                       10,699
   1/31/2010             10,163                       10,015
   2/28/2010             10,345                       10,140
   3/31/2010             11,199                       10,976
   4/30/2010             11,354                       11,283
   5/31/2010              9,784                        9,579
   6/30/2010              9,666                        9,524
   7/31/2010             10,740                       10,494
   8/31/2010             10,728                       10,470
   9/30/2010             12,356                       12,042
  10/31/2010             12,891                       12,577
  11/30/2010             12,720                       12,409
  12/31/2010             13,968                       13,661
   1/31/2011             13,672                       13,264
   2/28/2011             13,759                       13,336
   3/31/2011             14,052                       13,746
   4/30/2011             14,651                       14,302
   5/31/2011             14,219                       13,974
   6/30/2011             13,741                       13,478
   7/31/2011             13,968                       13,676
   8/31/2011             12,997                       12,725
   9/30/2011             10,573                       10,411
  10/31/2011             12,227                       12,117
  11/30/2011             11,901                       11,291
  12/31/2011             11,206                       10,929
   1/31/2012             12,367                       12,064
   2/29/2012             13,300                       13,002
   3/31/2012             13,111                       12,595
   4/30/2012             13,058                       12,663
   5/31/2012             11,430                       11,019
   6/30/2012             11,673                       11,173
   7/31/2012             11,847                       11,541
   8/31/2012             12,246                       11,725
   9/30/2012             12,853                       12,349
  10/31/2012             13,141                       12,603
  11/30/2012             13,331                       12,728
  12/31/2012             13,957                       13,047
   1/31/2013             14,659                       13,739
   2/28/2013             14,723                       13,902
   3/31/2013             14,788                       13,937
   4/30/2013             14,545                       13,826
   5/31/2013             13,467                       12,809
   6/30/2013             12,515                       11,713
   7/31/2013             13,134                       12,181
   8/31/2013             13,240                       12,287
   9/30/2013             14,169                       13,232
  10/31/2013             14,583                       13,464
  11/30/2013             14,071                       12,895
  12/31/2013             14,245                       12,957
   1/31/2014             13,574                       12,356
   2/28/2014             14,359                       13,021
   3/31/2014             14,571                       13,261
   4/30/2014             14,609                       13,348
   5/31/2014             14,624                       13,457
   6/30/2014             14,738                       13,530
   7/31/2014             15,049                       13,825
   8/31/2014             15,285                       13,931
   9/30/2014             13,877                       12,651
  10/31/2014             14,078                       12,801
  11/30/2014             13,524                       12,395
  12/31/2014             13,134                       12,084
   1/31/2015             12,822                       11,846
   2/28/2015             13,448                       12,421
   3/31/2015             13,263                       12,197
   4/30/2015             14,336                       12,897
   5/31/2015             14,495                       12,834
   6/30/2015             13,475                       11,910
   7/31/2015             12,819                       11,372
   8/31/2015             11,726                       10,312
   9/30/2015             11,559                       10,099
  10/31/2015             12,413                       10,923
  11/30/2015             12,375                       10,832
  12/31/2015             12,720                       11,016
   1/31/2016             11,798                       10,059
   2/29/2016             11,976                       10,305
   3/31/2016             13,407                       11,494
   4/30/2016             13,589                       11,701
   5/31/2016             13,441                       11,506
   6/30/2016             13,665                       11,584
   7/31/2016             14,609                       12,441
   8/31/2016             14,507                       12,348
   9/30/2016             14,939                       12,606
  10/31/2016             14,484                       12,076
  11/30/2016             14,203                       11,883
  12/31/2016             14,052                       11,841
   1/31/2017             14,689                       12,222
   2/28/2017             15,106                       12,572
   3/31/2017             15,364                       12,757
   4/30/2017             15,216                       12,705
   5/31/2017             15,201                       12,784
   6/30/2017             15,770                       13,179
   7/31/2017             16,275                       13,502
   8/31/2017             16,449                       13,656
   9/30/2017             16,457                       13,740
  10/31/2017             16,832                       14,099
  11/30/2017             17,037                       14,365
  12/31/2017             17,656                       14,918
   1/31/2018             18,403                       15,569
   2/28/2018             17,803                       15,086
   3/31/2018             17,553                       14,646
   4/30/2018             17,500                       14,719
   5/31/2018             17,800                       14,789
   6/30/2018             17,284                       14,364
   7/31/2018             17,337                       14,394
   8/31/2018             16,946                       14,158
   9/30/2018             16,946                       14,139
  10/31/2018             15,463                       12,830
  11/30/2018             15,854                       13,186
  12/31/2018             14,989                       12,509
   1/31/2019             16,074                       13,575
   2/28/2019             16,646                       13,982
   3/31/2019             16,688                       14,069
   4/30/2019             16,976                       14,262
   5/31/2019             16,161                       13,730                  Past performance is not predictive
   6/30/2019             16,597                       14,354                  of future performance.
   7/31/2019             16,574                       14,536
   8/31/2019             15,554                       13,815                  The returns shown do not reflect
   9/30/2019             15,960                       14,058                  the deduction of taxes that a
  10/31/2019             16,278                       14,256                  shareholder would pay on fund
                                                                              distributions or the redemption of
            AVERAGE ANNUAL        ONE         FIVE         TEN                fund shares.
            TOTAL RETURN          YEAR        YEARS       YEARS
            ----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                  5.27%       2.95%       4.99%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE UNITED KINGDOM SMALL COMPANY SERIES VS.
MSCI UNITED KINGDOM SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                  [CHART]

                        The United Kingdom          MSCI United Kingdom Small
                       Small Company Series         cap Index (net dividends)
                   ----------------------------     -------------------------
 10/31/2009                   $10,000                       $10,000
 11/30/2009                     9,971                         9,896
 12/31/2009                    10,180                        10,140
  1/31/2010                    10,081                        10,093
  2/28/2010                     9,735                         9,641
  3/31/2010                    10,552                        10,491
  4/30/2010                    10,942                        10,910
  5/31/2010                     9,706                         9,598
  6/30/2010                     9,890                         9,640
  7/31/2010                    11,225                        10,799
  8/31/2010                    10,813                        10,506
  9/30/2010                    11,968                        11,664
 10/31/2010                    12,594                        12,161
 11/30/2010                    11,976                        11,654
 12/31/2010                    13,201                        12,874
  1/31/2011                    13,392                        12,998
  2/28/2011                    13,797                        13,341
  3/31/2011                    13,543                        13,111
  4/30/2011                    14,742                        14,313
  5/31/2011                    14,654                        14,131
  6/30/2011                    14,187                        13,655
  7/31/2011                    14,095                        13,618
  8/31/2011                    12,689                        12,229
  9/30/2011                    11,409                        10,939
 10/31/2011                    12,620                        12,134
 11/30/2011                    12,237                        11,663
 12/31/2011                    11,858                        11,274
  1/31/2012                    12,907                        12,418
  2/29/2012                    13,959                        13,571
  3/31/2012                    14,264                        13,616
  4/30/2012                    14,511                        13,847
  5/31/2012                    12,877                        12,132
  6/30/2012                    13,510                        12,709
  7/31/2012                    13,738                        12,941
  8/31/2012                    14,492                        13,626
  9/30/2012                    15,239                        14,353
 10/31/2012                    15,574                        14,650
 11/30/2012                    15,673                        14,655
 12/31/2012                    16,538                        15,330
  1/31/2013                    16,832                        15,733
  2/28/2013                    16,987                        15,822
  3/31/2013                    17,494                        16,248
  4/30/2013                    17,940                        16,654
  5/31/2013                    18,109                        16,879
  6/30/2013                    17,712                        16,270
  7/31/2013                    19,213                        17,625
  8/31/2013                    19,352                        17,867
  9/30/2013                    20,662                        19,208
 10/31/2013                    21,402                        19,884
 11/30/2013                    21,891                        20,352
 12/31/2013                    23,102                        21,335
  1/31/2014                    22,557                        20,882
  2/28/2014                    24,584                        22,907
  3/31/2014                    23,830                        22,080
  4/30/2014                    23,440                        21,552
  5/31/2014                    23,422                        21,594
  6/30/2014                    23,403                        21,543
  7/31/2014                    22,678                        20,934
  8/31/2014                    23,024                        21,154
  9/30/2014                    21,711                        19,913
 10/31/2014                    21,663                        19,786
 11/30/2014                    21,497                        19,793
 12/31/2014                    21,847                        20,118
  1/31/2015                    21,358                        19,570
  2/28/2015                    23,366                        21,503
  3/31/2015                    22,156                        20,513
  4/30/2015                    23,554                        21,829
  5/31/2015                    24,742                        22,830
  6/30/2015                    24,680                        22,858
  7/31/2015                    24,731                        23,022
  8/31/2015                    23,694                        22,116
  9/30/2015                    22,980                        21,301
 10/31/2015                    23,819                        22,244
 11/30/2015                    23,782                        22,064
 12/31/2015                    23,532                        21,828
  1/31/2016                    21,670                        19,709
  2/29/2016                    21,284                        19,503
  3/31/2016                    22,561                        20,878
  4/30/2016                    22,678                        21,158
  5/31/2016                    23,046                        21,768
  6/30/2016                    20,143                        18,674
  7/31/2016                    21,233                        19,748
  8/31/2016                    21,689                        20,078
  9/30/2016                    21,718                        20,249
 10/31/2016                    20,052                        18,710
 11/30/2016                    20,533                        19,129
 12/31/2016                    20,931                        19,546
  1/31/2017                    21,600                        19,993
  2/28/2017                    21,932                        20,461
  3/31/2017                    22,498                        20,788
  4/30/2017                    24,205                        22,455
  5/31/2017                    24,470                        22,908
  6/30/2017                    23,988                        22,391
  7/31/2017                    24,934                        23,368
  8/31/2017                    24,485                        23,107
  9/30/2017                    25,765                        24,277
 10/31/2017                    26,041                        24,721
 11/30/2017                    26,019                        24,812
 12/31/2017                    27,001                        25,889
  1/31/2018                    27,870                        26,818
  2/28/2018                    25,964                        25,218
  3/31/2018                    26,405                        25,504
  4/30/2018                    27,259                        26,414
  5/31/2018                    27,211                        26,330
  6/30/2018                    26,976                        26,120
  7/31/2018                    26,832                        26,034
  8/31/2018                    26,424                        25,648
  9/30/2018                    26,118                        25,112
 10/31/2018                    23,723                        22,780
 11/30/2018                    23,068                        21,888
 12/31/2018                    21,762                        20,712
  1/31/2019                    24,040                        23,020
  2/28/2019                    25,007                        23,914
  3/31/2019                    24,757                        23,768
  4/30/2019                    25,986                        24,920
  5/31/2019                    24,102                        23,197
  6/30/2019                    24,864                        23,705              Past performance is not predictive
  7/31/2019                    23,966                        22,981              of future performance.
  8/31/2019                    23,642                        22,380
  9/30/2019                    24,798                        23,454              The returns shown do not reflect
 10/31/2019                    26,255                        24,923              the deduction of taxes that a
                                                                                 shareholder would pay on fund
                                                                                 distributions or the redemption of
            AVERAGE ANNUAL          ONE         FIVE         TEN                 fund shares.
            TOTAL RETURN            YEAR        YEARS       YEARS
            -------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                   10.67%       3.92%       10.13%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE CONTINENTAL SMALL COMPANY SERIES VS.
MSCI EUROPE EX UK SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                           The Continental            MSCI Europe ex UK Small
                        Small Company Series         cap Index (net dividends)
                    ----------------------------     -------------------------
  10/31/2009                   $10,000                       $10,000
  11/30/2009                    10,304                        10,206
  12/31/2009                    10,272                        10,252
   1/31/2010                    10,103                        10,115
   2/28/2010                     9,890                         9,827
   3/31/2010                    10,625                        10,624
   4/30/2010                    10,525                        10,557
   5/31/2010                     9,029                         8,924
   6/30/2010                     8,973                         8,790
   7/31/2010                    10,047                         9,844
   8/31/2010                     9,588                         9,376
   9/30/2010                    10,907                        10,823
  10/31/2010                    11,537                        11,517
  11/30/2010                    10,642                        10,644
  12/31/2010                    12,023                        12,135
   1/31/2011                    12,366                        12,409
   2/28/2011                    12,579                        12,619
   3/31/2011                    13,003                        13,045
   4/30/2011                    13,883                        13,956
   5/31/2011                    13,415                        13,424
   6/30/2011                    12,984                        12,991
   7/31/2011                    12,251                        12,202
   8/31/2011                    10,993                        10,927
   9/30/2011                     9,338                         9,286
  10/31/2011                    10,297                        10,303
  11/30/2011                     9,618                         9,498
  12/31/2011                     9,240                         9,175
   1/31/2012                    10,120                        10,085
   2/29/2012                    10,770                        10,859
   3/31/2012                    10,789                        10,771
   4/30/2012                    10,539                        10,592
   5/31/2012                     9,100                         9,139
   6/30/2012                     9,500                         9,590
   7/31/2012                     9,404                         9,556
   8/31/2012                     9,833                         9,972
   9/30/2012                    10,353                        10,509
  10/31/2012                    10,532                        10,690
  11/30/2012                    10,674                        10,854
  12/31/2012                    11,319                        11,439
   1/31/2013                    12,177                        12,371
   2/28/2013                    12,057                        12,333
   3/31/2013                    11,787                        12,016
   4/30/2013                    12,273                        12,482
   5/31/2013                    12,501                        12,766
   6/30/2013                    12,089                        12,198
   7/31/2013                    13,143                        13,307
   8/31/2013                    13,160                        13,282
   9/30/2013                    14,312                        14,418
  10/31/2013                    15,131                        15,286
  11/30/2013                    15,406                        15,558
  12/31/2013                    15,840                        15,962
   1/31/2014                    15,742                        15,830
   2/28/2014                    17,127                        17,213
   3/31/2014                    17,215                        17,228
   4/30/2014                    17,384                        17,300
   5/31/2014                    17,455                        17,494
   6/30/2014                    17,303                        17,323
   7/31/2014                    16,293                        16,302
   8/31/2014                    16,100                        16,171
   9/30/2014                    15,241                        15,279
  10/31/2014                    14,790                        14,780
  11/30/2014                    15,146                        15,213
  12/31/2014                    14,665                        14,850
   1/31/2015                    14,766                        14,884
   2/28/2015                    15,786                        15,983
   3/31/2015                    15,710                        15,821
   4/30/2015                    16,551                        16,668
   5/31/2015                    16,570                        16,557
   6/30/2015                    16,225                        16,165
   7/31/2015                    16,681                        16,765
   8/31/2015                    16,058                        16,117
   9/30/2015                    15,492                        15,572
  10/31/2015                    16,242                        16,463
  11/30/2015                    16,215                        16,419
  12/31/2015                    16,421                        16,663
   1/31/2016                    15,308                        15,346
   2/29/2016                    15,283                        15,399
   3/31/2016                    16,587                        16,780
   4/30/2016                    16,931                        16,990
   5/31/2016                    16,967                        17,063
   6/30/2016                    16,038                        15,954
   7/31/2016                    17,100                        16,989
   8/31/2016                    17,323                        17,134
   9/30/2016                    17,754                        17,545
  10/31/2016                    17,232                        16,893
  11/30/2016                    16,595                        16,206
  12/31/2016                    17,455                        17,063
   1/31/2017                    18,223                        17,730
   2/28/2017                    18,416                        17,932
   3/31/2017                    19,208                        18,676
   4/30/2017                    20,400                        19,825
   5/31/2017                    21,522                        20,893
   6/30/2017                    21,532                        20,791
   7/31/2017                    22,358                        21,733
   8/31/2017                    22,415                        21,919
   9/30/2017                    23,170                        22,669
  10/31/2017                    23,138                        22,676
  11/30/2017                    23,185                        22,790
  12/31/2017                    23,685                        23,373
   1/31/2018                    25,322                        24,971
   2/28/2018                    24,251                        23,870
   3/31/2018                    23,891                        23,431
   4/30/2018                    23,949                        23,826
   5/31/2018                    23,479                        23,236
   6/30/2018                    23,008                        22,947
   7/31/2018                    23,643                        23,524
   8/31/2018                    23,359                        23,312
   9/30/2018                    22,908                        22,838
  10/31/2018                    20,645                        20,523
  11/30/2018                    20,181                        19,848
  12/31/2018                    19,110                        18,738
   1/31/2019                    20,625                        20,340
   2/28/2019                    21,064                        20,733
   3/31/2019                    21,020                        20,781
   4/30/2019                    22,152                        21,655              Past performance is not predictive
   5/31/2019                    20,728                        20,325              of future performance.
   6/30/2019                    22,167                        21,677
   7/31/2019                    21,451                        21,230              The returns shown do not reflect
   8/31/2019                    21,037                        20,628              the deduction of taxes that a
   9/30/2019                    21,390                        20,922              shareholder would pay on fund
  10/31/2019                    22,385                        21,806              distributions or the redemption of
                                                                                  fund shares.

             AVERAGE ANNUAL         ONE          FIVE          TEN                MSCI data copyright MSCI 2019,
             TOTAL RETURN           YEAR         YEARS        YEARS               all rights reserved. SCI data
             -------------------------------------------------------------        copyright MSCI 2019, all rights
                                    8.43%        8.64%        8.39%               reserved.

--------------------------------------------------------------------------------
THE CANADIAN SMALL COMPANY SERIES VS.
MSCI CANADA SMALL CAP INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                           The Canadian              MSCI Canada Small Cap
                       Small Company Series          Index (net dividends)
                    --------------------------     -------------------------
  10/31/2009                  $10,000                       $10,000
  11/30/2009                   10,851                        10,839
  12/31/2009                   11,546                        11,476
   1/31/2010                   11,005                        10,999
   2/28/2010                   11,662                        11,731
   3/31/2010                   12,590                        12,732
   4/30/2010                   13,041                        13,263
   5/31/2010                   11,791                        12,093
   6/30/2010                   11,250                        11,526
   7/31/2010                   12,165                        12,464
   8/31/2010                   12,023                        12,425
   9/30/2010                   13,441                        13,785
  10/31/2010                   14,317                        14,620
  11/30/2010                   15,013                        15,235
  12/31/2010                   16,546                        16,637
   1/31/2011                   16,469                        16,442
   2/28/2011                   17,603                        17,529
   3/31/2011                   17,629                        17,533
   4/30/2011                   17,964                        18,065
   5/31/2011                   17,216                        17,338
   6/30/2011                   16,263                        16,454
   7/31/2011                   16,508                        16,889
   8/31/2011                   15,258                        15,885
   9/30/2011                   12,371                        12,977
  10/31/2011                   14,356                        14,827
  11/30/2011                   13,853                        14,440
  12/31/2011                   13,634                        14,143
   1/31/2012                   14,807                        15,302
   2/29/2012                   15,374                        15,850
   3/31/2012                   14,691                        15,012
   4/30/2012                   14,356                        14,891
   5/31/2012                   12,680                        13,155
   6/30/2012                   12,706                        13,114
   7/31/2012                   13,054                        13,568
   8/31/2012                   13,608                        14,132
   9/30/2012                   14,188                        14,845
  10/31/2012                   13,995                        14,579
  11/30/2012                   13,763                        14,253
  12/31/2012                   14,085                        14,486
   1/31/2013                   14,497                        14,782
   2/28/2013                   13,789                        14,066
   3/31/2013                   14,188                        14,398
   4/30/2013                   13,724                        14,073
   5/31/2013                   13,505                        13,727
   6/30/2013                   12,951                        12,881
   7/31/2013                   13,905                        13,871
   8/31/2013                   13,776                        13,716
   9/30/2013                   14,394                        14,245
  10/31/2013                   14,794                        14,565
  11/30/2013                   14,601                        14,210
  12/31/2013                   14,961                        14,564
   1/31/2014                   14,497                        14,073
   2/28/2014                   15,425                        15,051
   3/31/2014                   15,644                        15,185
   4/30/2014                   16,327                        15,765
   5/31/2014                   16,353                        15,779
   6/30/2014                   17,590                        17,120
   7/31/2014                   16,765                        16,372
   8/31/2014                   17,345                        16,935
   9/30/2014                   15,361                        15,143
  10/31/2014                   14,227                        14,129
  11/30/2014                   13,827                        13,734
  12/31/2014                   13,505                        13,376
   1/31/2015                   12,139                        12,107
   2/28/2015                   12,887                        12,788
   3/31/2015                   12,307                        12,238
   4/30/2015                   13,660                        13,438
   5/31/2015                   13,183                        12,987
   6/30/2015                   12,642                        12,541
   7/31/2015                   11,095                        11,311
   8/31/2015                   10,786                        10,734
   9/30/2015                   10,013                        10,092
  10/31/2015                   10,670                        10,635
  11/30/2015                   10,271                        10,332
  12/31/2015                    9,781                         9,602
   1/31/2016                    9,330                         9,173
   2/29/2016                   10,116                         9,934
   3/31/2016                   11,198                        11,087
   4/30/2016                   12,835                        12,447
   5/31/2016                   12,345                        11,994
   6/30/2016                   12,951                        12,500
   7/31/2016                   13,351                        13,026
   8/31/2016                   13,067                        12,622
   9/30/2016                   13,338                        12,781
  10/31/2016                   12,887                        12,237
  11/30/2016                   13,209                        12,333
  12/31/2016                   13,544                        12,566
   1/31/2017                   14,149                        13,096
   2/28/2017                   13,840                        12,964
   3/31/2017                   14,085                        13,106
   4/30/2017                   13,531                        12,655
   5/31/2017                   13,351                        12,553
   6/30/2017                   13,930                        13,054
   7/31/2017                   14,343                        13,374
   8/31/2017                   14,523                        13,516
   9/30/2017                   14,781                        13,731
  10/31/2017                   14,446                        13,529
  11/30/2017                   14,381                        13,472
  12/31/2017                   15,052                        14,192
   1/31/2018                   15,077                        14,198
   2/28/2018                   13,982                        13,126
   3/31/2018                   13,879                        13,034
   4/30/2018                   14,510                        13,471
   5/31/2018                   14,742                        13,736
   6/30/2018                   14,639                        13,817
   7/31/2018                   14,665                        13,778
   8/31/2018                   14,330                        13,847
   9/30/2018                   14,227                        13,739
  10/31/2018                   12,938                        12,558
  11/30/2018                   12,204                        12,060
  12/31/2018                   11,521                        11,339
   1/31/2019                   12,848                        12,833
   2/28/2019                   13,093                        13,211
   3/31/2019                   12,861                        12,916
   4/30/2019                   12,861                        12,876
   5/31/2019                   12,088                        12,252
   6/30/2019                   13,131                        13,214             Past performance is not predictive
   7/31/2019                   13,441                        13,520             of future performance.
   8/31/2019                   13,235                        13,420
   9/30/2019                   13,144                        13,418             The returns shown do not reflect
  10/31/2019                   13,067                        13,368             the deduction of taxes that a
                                                                                shareholder would pay on fund
                                                                                distributions or the redemption of
             AVERAGE ANNUAL        ONE         FIVE          TEN                fund shares.
             TOTAL RETURN          YEAR        YEARS        YEARS
             -----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                   1.00%       -1.69%       2.71%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE EMERGING MARKETS SERIES VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                            The Emerging              MSCI Emerging Markets
                           Markets Series             Index (net dividends)
                         -----------------         -------------------------
  10/31/2009                  $10,000                       $10,000
  11/30/2009                   10,598                        10,430
  12/31/2009                   10,981                        10,841
   1/31/2010                   10,383                        10,237
   2/28/2010                   10,510                        10,273
   3/31/2010                   11,392                        11,102
   4/30/2010                   11,461                        11,237
   5/31/2010                   10,397                        10,248
   6/30/2010                   10,413                        10,173
   7/31/2010                   11,331                        11,020
   8/31/2010                   11,069                        10,806
   9/30/2010                   12,329                        12,007
  10/31/2010                   12,704                        12,356
  11/30/2010                   12,420                        12,029
  12/31/2010                   13,432                        12,888
   1/31/2011                   13,084                        12,538
   2/28/2011                   12,993                        12,421
   3/31/2011                   13,718                        13,152
   4/30/2011                   14,198                        13,560
   5/31/2011                   13,807                        13,204
   6/30/2011                   13,644                        13,001
   7/31/2011                   13,539                        12,943
   8/31/2011                   12,445                        11,786
   9/30/2011                   10,562                        10,068
  10/31/2011                   11,885                        11,402
  11/30/2011                   11,475                        10,642
  12/31/2011                   11,141                        10,513
   1/31/2012                   12,335                        11,706
   2/29/2012                   13,004                        12,407
   3/31/2012                   12,668                        11,993
   4/30/2012                   12,442                        11,850
   5/31/2012                   11,103                        10,521
   6/30/2012                   11,654                        10,927
   7/31/2012                   11,748                        11,140
   8/31/2012                   11,827                        11,103
   9/30/2012                   12,489                        11,773
  10/31/2012                   12,426                        11,701
  11/30/2012                   12,588                        11,850
  12/31/2012                   13,327                        12,429
   1/31/2013                   13,396                        12,601
   2/28/2013                   13,241                        12,442
   3/31/2013                   13,054                        12,228
   4/30/2013                   13,203                        12,320
   5/31/2013                   12,776                        12,004
   6/30/2013                   11,974                        11,240
   7/31/2013                   12,150                        11,357
   8/31/2013                   11,866                        11,162
   9/30/2013                   12,712                        11,888
  10/31/2013                   13,294                        12,466
  11/30/2013                   13,095                        12,284
  12/31/2013                   12,963                        12,106
   1/31/2014                   12,064                        11,320
   2/28/2014                   12,503                        11,695
   3/31/2014                   12,944                        12,054
   4/30/2014                   13,021                        12,094
   5/31/2014                   13,465                        12,516
   6/30/2014                   13,840                        12,849
   7/31/2014                   14,005                        13,097
   8/31/2014                   14,443                        13,392
   9/30/2014                   13,382                        12,400
  10/31/2014                   13,525                        12,546
  11/30/2014                   13,396                        12,413
  12/31/2014                   12,792                        11,841
   1/31/2015                   12,878                        11,912
   2/28/2015                   13,272                        12,281
   3/31/2015                   12,996                        12,106
   4/30/2015                   13,867                        13,037
   5/31/2015                   13,310                        12,515
   6/30/2015                   12,991                        12,190
   7/31/2015                   12,158                        11,345
   8/31/2015                   11,155                        10,319
   9/30/2015                   10,857                        10,009
  10/31/2015                   11,516                        10,723
  11/30/2015                   11,116                        10,304
  12/31/2015                   10,813                        10,075
   1/31/2016                   10,361                         9,421
   2/29/2016                   10,298                         9,406
   3/31/2016                   11,662                        10,650
   4/30/2016                   11,734                        10,708
   5/31/2016                   11,279                        10,309
   6/30/2016                   11,874                        10,721
   7/31/2016                   12,486                        11,260
   8/31/2016                   12,638                        11,540
   9/30/2016                   12,806                        11,689
  10/31/2016                   12,834                        11,716
  11/30/2016                   12,169                        11,177
  12/31/2016                   12,175                        11,202
   1/31/2017                   12,902                        11,815
   2/28/2017                   13,338                        12,176
   3/31/2017                   13,768                        12,484
   4/30/2017                   14,038                        12,757
   5/31/2017                   14,460                        13,134
   6/30/2017                   14,598                        13,266
   7/31/2017                   15,369                        14,057
   8/31/2017                   15,695                        14,371
   9/30/2017                   15,546                        14,314
  10/31/2017                   16,075                        14,815
  11/30/2017                   16,127                        14,845
  12/31/2017                   16,679                        15,378
   1/31/2018                   17,941                        16,660
   2/28/2018                   17,081                        15,891
   3/31/2018                   17,001                        15,596
   4/30/2018                   16,786                        15,527
   5/31/2018                   16,130                        14,977
   6/30/2018                   15,444                        14,355
   7/31/2018                   16,006                        14,670
   8/31/2018                   15,642                        14,273
   9/30/2018                   15,458                        14,198
  10/31/2018                   14,173                        12,961
  11/30/2018                   14,793                        13,495
  12/31/2018                   14,457                        13,138
   1/31/2019                   15,642                        14,288
   2/28/2019                   15,507                        14,320
   3/31/2019                   15,648                        14,440
   4/30/2019                   15,899                        14,744
   5/31/2019                   14,959                        13,675
   6/30/2019                   15,797                        14,528             Past performance is not predictive
   7/31/2019                   15,411                        14,350             of future performance.
   8/31/2019                   14,793                        13,651
   9/30/2019                   15,179                        13,911             The returns shown do not reflect
  10/31/2019                   15,788                        14,498             the deduction of taxes that a
                                                                                shareholder would pay on fund
                                                                                distributions or the redemption of
             AVERAGE ANNUAL         ONE         FIVE         TEN                fund shares.
             TOTAL RETURN           YEAR        YEARS       YEARS
             -----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                   11.40%       3.14%       4.67%               all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS SMALL CAP SERIES VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                               [CHART]

                         The Emerging Markets           MSCI Emerging Markets
                           Small Cap Series             Index (net dividends)
                       ------------------------        -----------------------
  10/31/2009                  $10,000                         $10,000
  11/30/2009                   10,595                          10,430
  12/31/2009                   11,179                          10,841
   1/31/2010                   10,689                          10,237
   2/28/2010                   10,874                          10,273
   3/31/2010                   11,805                          11,102
   4/30/2010                   12,001                          11,237
   5/31/2010                   10,798                          10,248
   6/30/2010                   11,088                          10,173
   7/31/2010                   12,110                          11,020
   8/31/2010                   12,170                          10,806
   9/30/2010                   13,652                          12,007
  10/31/2010                   14,197                          12,356
  11/30/2010                   13,818                          12,029
  12/31/2010                   14,614                          12,888
   1/31/2011                   14,001                          12,538
   2/28/2011                   13,594                          12,421
   3/31/2011                   14,353                          13,152
   4/30/2011                   15,112                          13,560
   5/31/2011                   14,776                          13,204
   6/30/2011                   14,773                          13,001
   7/31/2011                   14,943                          12,943
   8/31/2011                   13,529                          11,786
   9/30/2011                   11,127                          10,068
  10/31/2011                   12,360                          11,402
  11/30/2011                   11,763                          10,642
  12/31/2011                   11,450                          10,513
   1/31/2012                   12,746                          11,706
   2/29/2012                   13,792                          12,407
   3/31/2012                   13,443                          11,993
   4/30/2012                   13,122                          11,850
   5/31/2012                   11,927                          10,521
   6/30/2012                   12,384                          10,927
   7/31/2012                   12,238                          11,140
   8/31/2012                   12,559                          11,103
   9/30/2012                   13,294                          11,773
  10/31/2012                   13,250                          11,701
  11/30/2012                   13,485                          11,850
  12/31/2012                   14,319                          12,429
   1/31/2013                   14,588                          12,601
   2/28/2013                   14,742                          12,442
   3/31/2013                   14,679                          12,228
   4/30/2013                   14,979                          12,320
   5/31/2013                   14,773                          12,004
   6/30/2013                   13,495                          11,240
   7/31/2013                   13,563                          11,357
   8/31/2013                   13,002                          11,162
   9/30/2013                   13,957                          11,888
  10/31/2013                   14,497                          12,466
  11/30/2013                   14,296                          12,284
  12/31/2013                   14,184                          12,106
   1/31/2014                   13,581                          11,320
   2/28/2014                   14,191                          11,695
   3/31/2014                   14,682                          12,054
   4/30/2014                   14,804                          12,094
   5/31/2014                   15,313                          12,516
   6/30/2014                   15,715                          12,849
   7/31/2014                   15,754                          13,097
   8/31/2014                   16,244                          13,392
   9/30/2014                   15,443                          12,400
  10/31/2014                   15,308                          12,546
  11/30/2014                   15,141                          12,413
  12/31/2014                   14,679                          11,841
   1/31/2015                   14,919                          11,912
   2/28/2015                   15,305                          12,281
   3/31/2015                   15,193                          12,106
   4/30/2015                   16,278                          13,037
   5/31/2015                   16,059                          12,515
   6/30/2015                   15,514                          12,190
   7/31/2015                   14,567                          11,345
   8/31/2015                   13,146                          10,319
   9/30/2015                   13,127                          10,009
  10/31/2015                   13,865                          10,723
  11/30/2015                   13,584                          10,304
  12/31/2015                   13,461                          10,075
   1/31/2016                   12,666                           9,421
   2/29/2016                   12,613                           9,406
   3/31/2016                   14,168                          10,650
   4/30/2016                   14,533                          10,708
   5/31/2016                   13,931                          10,309
   6/30/2016                   14,703                          10,721
   7/31/2016                   15,561                          11,260
   8/31/2016                   15,662                          11,540
   9/30/2016                   15,926                          11,689
  10/31/2016                   15,869                          11,716
  11/30/2016                   14,909                          11,177
  12/31/2016                   15,003                          11,202
   1/31/2017                   15,879                          11,815
   2/28/2017                   16,716                          12,176
   3/31/2017                   17,240                          12,484
   4/30/2017                   17,465                          12,757
   5/31/2017                   17,540                          13,134
   6/30/2017                   17,655                          13,266
   7/31/2017                   18,404                          14,057
   8/31/2017                   18,829                          14,371
   9/30/2017                   18,745                          14,314
  10/31/2017                   19,288                          14,815
  11/30/2017                   19,588                          14,845
  12/31/2017                   20,381                          15,378
   1/31/2018                   21,716                          16,660
   2/28/2018                   20,803                          15,891
   3/31/2018                   20,694                          15,596
   4/30/2018                   20,498                          15,527
   5/31/2018                   20,047                          14,977
   6/30/2018                   18,709                          14,355
   7/31/2018                   19,017                          14,670
   8/31/2018                   18,466                          14,273
   9/30/2018                   17,879                          14,198
  10/31/2018                   16,189                          12,961
  11/30/2018                   17,191                          13,495
  12/31/2018                   16,875                          13,138
   1/31/2019                   18,130                          14,288
   2/28/2019                   18,192                          14,320
   3/31/2019                   18,388                          14,440
   4/30/2019                   18,565                          14,744
   5/31/2019                   17,653                          13,675             Past performance is not predictive
   6/30/2019                   18,550                          14,528             of future performance.
   7/31/2019                   18,101                          14,350
   8/31/2019                   17,347                          13,651             The returns shown do not reflect
   9/30/2019                   17,692                          13,911             the deduction of taxes that a
  10/31/2019                   18,370                          14,498             shareholder would pay on fund
                                                                                  distributions or the redemption of
             AVERAGE ANNUAL          ONE          FIVE         TEN                fund shares.
             TOTAL RETURN            YEAR         YEARS       YEARS
             -------------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    13.47%        3.71%       6.27%               all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI World ex USA Index.................         11.08%
        MSCI World ex USA Mid Cap Index.........         10.71%
        MSCI World ex USA Small Cap Index.......          8.61%
        MSCI World ex USA Value Index...........          5.95%
        MSCI World ex USA Growth Index..........         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------

       TEN LARGEST FOREIGN DEVELOPED
       MARKETS BY MARKET CAP          LOCAL RETURN RETURN IN U.S. DOLLARS
       -----------------------------  ------------ ----------------------
       Japan.........................     4.57%             9.16%
       United Kingdom................     5.73%             7.08%
       France........................    14.29%            12.54%
       Canada........................    11.54%            11.45%
       Switzerland...................    16.43%            18.69%
       Germany.......................     9.14%             7.46%
       Australia.....................    20.12%            16.76%
       Netherlands...................    21.77%            20.09%
       Hong Kong.....................    15.60%            15.63%
       Spain.........................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI Emerging Markets Index.............         11.86%
        MSCI Emerging Markets Mid Cap Index.....         11.08%
        MSCI Emerging Markets Small Cap Index...          9.69%
        MSCI Emerging Markets Value Index.......          6.00%
        MSCI Emerging Markets Growth Index......         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------

       TEN LARGEST EMERGING MARKETS
       BY MARKET CAP                  LOCAL RETURN RETURN IN U.S. DOLLARS
       ----------------------------   ------------ ----------------------
       China.........................    12.94%            12.90%
       Korea.........................     7.43%             5.22%
       Taiwan........................    20.39%            22.38%
       India.........................    12.67%            17.46%
       Brazil........................    22.35%            13.21%
       South Africa..................    10.59%             8.41%
       Russia........................    31.36%            34.30%
       Thailand......................    -4.10%             5.28%
       Mexico........................     1.02%             6.71%
       Saudi Arabia..................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

THE DFA INTERNATIONAL VALUE SERIES

   The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2019, the Series held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 3.60% for the Series and 11.08% for the MSCI World ex USA Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Series' focus on value stocks detracted from performance relative to the style-neutral benchmark.

THE JAPANESE SMALL COMPANY SERIES

   The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 1,800 securities. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 4.47% for the Series and 9.31% for the MSCI Japan Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the Japanese equity market rather than by the behavior of a limited number of stocks. The Series' greater allocations to small- and micro-caps detracted from performance relative to the benchmark, as stocks with smaller market capitalizations underperformed. The Series' exclusion of stocks with the lowest profitability and highest relative price had a negative impact on relative performance, as those stocks outperformed. At the sector level, the Series' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in Japan.

THE ASIA PACIFIC SMALL COMPANY SERIES

   The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 810 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 5.27% for the Series and 11.11% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in Asia Pacific equity markets rather than by the behavior of a limited number of stocks. The Series' greater emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, as small-caps underperformed mid-caps in Asia Pacific (ex Japan) markets for the period. At the sector level, the Series' exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in Asia Pacific (ex Japan) markets. The Series' exclusion of stocks with the lowest profitability and highest relative price had a negative impact on relative performance, as those securities also outperformed.

THE UNITED KINGDOM SMALL COMPANY SERIES

   The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 10.67% for the Series and 9.41% for the MSCI United Kingdom Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.K. equity market rather than by the behavior of a limited number of stocks. The Series' exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those securities underperformed for the period. Conversely, at the sector level, the Series' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in the U.K.

THE CONTINENTAL SMALL COMPANY SERIES

   The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 1,100 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 8.43% for the Series and 6.25% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in eligible markets rather than by the behavior of a limited number of stocks. The Series and its benchmark use different methodologies to determine which small-cap stocks are eligible for purchase or to hold. This methodology variance led to country-by-country differences between the maximum market capitalization of small-cap stocks bought and held by the Series relative to the benchmark, which in turn led to differences in holdings between the Series and the benchmark. These holdings differences contributed positively to the Series' performance relative to the benchmark. The Series' exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as those securities underperformed for the year. Conversely, at the sector level, the Series' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed in eligible markets.

THE CANADIAN SMALL COMPANY SERIES

   The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 320 securities. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 1.00% for the Series and 6.45% for the MSCI Canada Small Cap Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the Canadian equity market rather than by the behavior of a limited number of stocks. The Series' greater exposure to small-cap stocks with smaller relative market capitalizations detracted from performance relative to the benchmark, as stocks with smaller market capitalizations underperformed in Canada for the period. At the sector level, the Series' exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in Canada.

THE EMERGING MARKETS SERIES

   The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2019, the Series held approximately 1,200 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 11.40% for the Series and 11.86% for the MSCI Emerging Markets Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Series' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period.

THE EMERGING MARKETS SMALL CAP SERIES

   The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 4,200 securities in 18 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 13.47% for the Series and 11.86% for the MSCI Emerging Markets Index (net dividends), the Series' benchmark. As a result of the Series' diversified investment approach, performance was principally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Series' greater allocations to Taiwan and Brazil had a positive impact on relative performance, as small-caps in Taiwan and Brazil outperformed for the period.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                     BEGINNING  ENDING               EXPENSES
                                      ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                       VALUE    VALUE     EXPENSE     DURING
                                     05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                     --------- --------- ---------- ----------
 THE DFA INTERNATIONAL VALUE SERIES
 ----------------------------------
 Actual Fund Return................. $1,000.00 $  991.60    0.22%     $1.10
 Hypothetical 5% Annual Return...... $1,000.00 $1,024.10    0.22%     $1.12

 THE JAPANESE SMALL COMPANY SERIES
 ---------------------------------
 Actual Fund Return................. $1,000.00 $1,059.70    0.12%     $0.62
 Hypothetical 5% Annual Return...... $1,000.00 $1,024.60    0.12%     $0.61

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                         BEGINNING  ENDING               EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                           VALUE    VALUE     EXPENSE     DURING
                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                         --------- --------- ---------- ----------
THE ASIA PACIFIC SMALL COMPANY SERIES
-------------------------------------
Actual Fund Return...................... $1,000.00 $  958.90    0.13%     $0.64
Hypothetical 5% Annual Return........... $1,000.00 $1,024.55    0.13%     $0.66

THE UNITED KINGDOM SMALL COMPANY SERIES
---------------------------------------
Actual Fund Return...................... $1,000.00 $1,010.30    0.12%     $0.61
Hypothetical 5% Annual Return........... $1,000.00 $1,024.60    0.12%     $0.61

THE CONTINENTAL SMALL COMPANY SERIES
------------------------------------
Actual Fund Return...................... $1,000.00 $1,010.50    0.13%     $0.66
Hypothetical 5% Annual Return........... $1,000.00 $1,024.55    0.13%     $0.66

THE CANADIAN SMALL COMPANY SERIES
---------------------------------
Actual Fund Return...................... $1,000.00 $1,016.00    0.12%     $0.61
Hypothetical 5% Annual Return........... $1,000.00 $1,024.60    0.12%     $0.61

THE EMERGING MARKETS SERIES
---------------------------
Actual Fund Return...................... $1,000.00 $  993.10    0.15%     $0.75
Hypothetical 5% Annual Return........... $1,000.00 $1,024.45    0.15%     $0.77

THE EMERGING MARKETS SMALL CAP SERIES
-------------------------------------
Actual Fund Return...................... $1,000.00 $  989.50    0.25%     $1.25
Hypothetical 5% Annual Return........... $1,000.00 $1,023.95    0.25%     $1.28

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 27 and 30, 2019. They are available upon request, without charge, by calling collect:
(512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

                      THE DFA INTERNATIONAL VALUE SERIES
                   Communication Services.............   4.6%
                   Consumer Discretionary.............  16.3%
                   Consumer Staples...................   3.9%
                   Energy.............................  12.6%
                   Financials.........................  30.1%
                   Health Care........................   4.7%
                   Industrials........................  10.2%
                   Information Technology.............   1.6%
                   Materials..........................  11.9%
                   Real Estate........................   3.0%
                   Utilities..........................   1.1%
                                                       -----
                                                       100.0%

                       THE JAPANESE SMALL COMPANY SERIES
                   Communication Services.............   2.7%
                   Consumer Discretionary.............  18.4%
                   Consumer Staples...................   7.2%
                   Energy.............................   1.4%
                   Financials.........................   8.3%
                   Health Care........................   4.6%
                   Industrials........................  30.5%
                   Information Technology.............  13.2%
                   Materials..........................  10.3%
                   Real Estate........................   2.2%
                   Utilities..........................   1.2%
                                                       -----
                                                       100.0%

                     THE ASIA PACIFIC SMALL COMPANY SERIES
                   Communication Services.............   8.8%
                   Consumer Discretionary.............  19.3%
                   Consumer Staples...................   6.5%
                   Energy.............................   2.4%
                   Financials.........................  12.0%
                   Health Care........................   5.4%
                   Industrials........................  13.5%
                   Information Technology.............   8.4%
                   Materials..........................  13.4%
                   Real Estate........................   7.4%
                   Utilities..........................   2.9%
                                                       -----
                                                       100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

                    THE UNITED KINGDOM SMALL COMPANY SERIES
                   Communication Services.............   4.7%
                   Consumer Discretionary.............  21.8%
                   Consumer Staples...................   5.2%
                   Energy.............................   3.8%
                   Financials.........................  13.8%
                   Health Care........................   3.2%
                   Industrials........................  28.9%
                   Information Technology.............   6.5%
                   Materials..........................   5.6%
                   Real Estate........................   4.4%
                   Utilities..........................   2.1%
                                                       -----
                                                       100.0%

                     THE CONTINENTAL SMALL COMPANY SERIES
                   Communication Services.............   7.0%
                   Consumer Discretionary.............   9.6%
                   Consumer Staples...................   4.8%
                   Energy.............................   3.5%
                   Financials.........................  13.0%
                   Health Care........................   6.8%
                   Industrials........................  25.1%
                   Information Technology.............  10.8%
                   Materials..........................   7.2%
                   Real Estate........................   7.5%
                   Utilities..........................   4.7%
                                                       -----
                                                       100.0%

                       THE CANADIAN SMALL COMPANY SERIES
                   Communication Services.............   2.3%
                   Consumer Discretionary.............   5.5%
                   Consumer Staples...................   4.6%
                   Energy.............................  14.9%
                   Financials.........................  10.6%
                   Health Care........................   1.8%
                   Industrials........................  11.5%
                   Information Technology.............   4.0%
                   Materials..........................  33.2%
                   Real Estate........................   4.7%
                   Utilities..........................   6.9%
                                                       -----
                                                       100.0%

                          THE EMERGING MARKETS SERIES
                   Communication Services.............   9.2%
                   Consumer Discretionary.............   9.7%
                   Consumer Staples...................   8.0%
                   Energy.............................   7.5%
                   Financials.........................  21.9%
                   Health Care........................   2.5%
                   Industrials........................   7.0%
                   Information Technology.............  19.3%
                   Materials..........................   9.5%
                   Real Estate........................   2.6%
                   Utilities..........................   2.8%
                                                       -----
                                                       100.0%

                     THE EMERGING MARKETS SMALL CAP SERIES
                   Communication Services.............   3.5%
                   Consumer Discretionary.............  14.8%
                   Consumer Staples...................   7.4%
                   Energy.............................   1.6%
                   Financials.........................   8.6%
                   Health Care........................   6.9%
                   Industrials........................  14.9%
                   Information Technology.............  16.1%
                   Materials..........................  12.6%
                   Real Estate........................   7.7%
                   Utilities..........................   5.9%
                                                       -----
                                                       100.0%

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (96.6%)
AUSTRALIA -- (6.5%)
    Australia & New Zealand Banking Group, Ltd....................... 10,445,267         $  191,953,787                1.5%
    National Australia Bank, Ltd.....................................  5,095,804            100,026,219                0.8%
    Woodside Petroleum, Ltd..........................................  3,123,201             69,220,947                0.6%
    Other Securities.................................................                       448,988,061                3.6%
                                                                                         --------------               ----
TOTAL AUSTRALIA......................................................                       810,189,014                6.5%
                                                                                         --------------               ----
AUSTRIA -- (0.1%)
    Other Security...................................................                         8,691,555                0.1%
                                                                                         --------------               ----
BELGIUM -- (1.0%)
    Other Securities.................................................                       124,444,141                1.0%
                                                                                         --------------               ----
CANADA -- (8.1%)
    Bank of Montreal, (2073174)......................................  1,357,448            100,437,577                0.8%
#   Bank of Nova Scotia (The)........................................  1,142,490             65,498,952                0.5%
    Canadian Natural Resources, Ltd..................................  2,927,565             73,833,189                0.6%
    Magna International, Inc.........................................  1,359,530             73,101,928                0.6%
#   Suncor Energy, Inc., (B3NB0P5)...................................  1,502,973             44,623,268                0.4%
    Suncor Energy, Inc., (B3NB1P2)...................................  3,145,720             93,528,520                0.8%
    Other Securities.................................................                       566,135,644                4.5%
                                                                                         --------------               ----
TOTAL CANADA.........................................................                     1,017,159,078                8.2%
                                                                                         --------------               ----
DENMARK -- (1.6%)
    Vestas Wind Systems A.S..........................................    774,838             63,124,344                0.5%
    Other Securities.................................................                       137,947,292                1.1%
                                                                                         --------------               ----
TOTAL DENMARK........................................................                       201,071,636                1.6%
                                                                                         --------------               ----
FINLAND -- (0.9%)
    Other Securities.................................................                       107,311,398                0.9%
                                                                                         --------------               ----
FRANCE -- (10.2%)
    AXA SA...........................................................  2,698,893             71,442,974                0.6%
    BNP Paribas SA...................................................  1,990,380            104,016,346                0.8%
    Cie de Saint-Gobain..............................................  2,069,157             84,272,496                0.7%
    Cie Generale des Etablissements Michelin SCA.....................    664,554             80,914,229                0.7%
#   Orange SA........................................................  5,978,647             96,223,277                0.8%
    Peugeot SA.......................................................  3,133,702             79,364,489                0.6%
#   Total SA.........................................................  6,874,996            363,468,614                2.9%
    Other Securities.................................................                       396,067,499                3.2%
                                                                                         --------------               ----
TOTAL FRANCE.........................................................                     1,275,769,924               10.3%
                                                                                         --------------               ----
GERMANY -- (6.6%)
    Bayer AG.........................................................  1,905,818            147,846,053                1.2%
    Bayerische Motoren Werke AG......................................  1,225,665             93,854,917                0.8%
    Daimler AG.......................................................  3,530,733            205,922,022                1.7%
    Volkswagen AG....................................................    125,075             23,644,195                0.2%
    Other Securities.................................................                       350,741,256                2.7%
                                                                                         --------------               ----
TOTAL GERMANY........................................................                       822,008,443                6.6%
                                                                                         --------------               ----

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
HONG KONG -- (2.9%)
    CK Hutchison Holdings, Ltd.......................................  7,657,984         $   70,706,751                0.6%
#   Sun Hung Kai Properties, Ltd.....................................  4,291,920             65,036,781                0.5%
    Other Securities.................................................                       228,739,233                1.8%
                                                                                         --------------               ----
TOTAL HONG KONG......................................................                       364,482,765                2.9%
                                                                                         --------------               ----
IRELAND -- (0.3%)
    Other Securities.................................................                        34,882,354                0.3%
                                                                                         --------------               ----
ISRAEL -- (0.4%)
    Other Securities.................................................                        47,094,287                0.4%
                                                                                         --------------               ----
ITALY -- (2.2%)
    Eni SpA..........................................................  3,780,702             57,356,971                0.5%
    Other Securities.................................................                       218,731,458                1.7%
                                                                                         --------------               ----
TOTAL ITALY..........................................................                       276,088,429                2.2%
                                                                                         --------------               ----
JAPAN -- (21.9%)
    Hitachi, Ltd.....................................................  1,735,400             64,769,362                0.5%
    Honda Motor Co., Ltd.............................................  4,590,300            124,185,871                1.0%
#   Honda Motor Co., Ltd., Sponsored ADR.............................     26,040                702,299                0.0%
    Mitsubishi UFJ Financial Group, Inc.............................. 11,934,650             61,872,666                0.5%
    Sumitomo Mitsui Financial Group, Inc.............................  2,857,600            101,453,852                0.8%
    Toyota Motor Corp................................................  3,658,590            253,836,203                2.0%
#   Toyota Motor Corp., Sponsored ADR................................    212,618             29,458,224                0.2%
    Other Securities.................................................                     2,100,641,089               17.0%
                                                                                         --------------               ----
TOTAL JAPAN..........................................................                     2,736,919,566               22.0%
                                                                                         --------------               ----
NETHERLANDS -- (3.5%)
    ING Groep NV.....................................................  6,111,967             69,208,773                0.6%
    Koninklijke Ahold Delhaize NV....................................  5,195,538            129,473,095                1.0%
    Koninklijke DSM NV...............................................    645,359             76,596,330                0.6%
    Other Securities.................................................                       160,691,871                1.3%
                                                                                         --------------               ----
TOTAL NETHERLANDS....................................................                       435,970,069                3.5%
                                                                                         --------------               ----
NEW ZEALAND -- (0.2%)
    Other Securities.................................................                        25,446,474                0.2%
                                                                                         --------------               ----
NORWAY -- (0.8%)
    Other Securities.................................................                        94,188,669                0.8%
                                                                                         --------------               ----
PORTUGAL -- (0.0%)
    Other Securities.................................................                         6,172,620                0.1%
                                                                                         --------------               ----
SINGAPORE -- (1.0%)
    Other Securities.................................................                       130,414,832                1.1%
                                                                                         --------------               ----
SPAIN -- (2.1%)
    Banco Santander SA............................................... 52,022,978            208,887,734                1.7%
    Banco Santander SA, Sponsored ADR................................     71,002                281,168                0.0%
    Other Securities.................................................                        58,466,742                0.5%
                                                                                         --------------               ----
TOTAL SPAIN..........................................................                       267,635,644                2.2%
                                                                                         --------------               ----

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

                                                                                                       PERCENTAGE
                                                           SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ----------- ------------------------------- ---------------
SWEDEN -- (2.3%)
      Other Securities..................................                     $   291,790,921                2.3%
                                                                             ---------------              -----
SWITZERLAND -- (9.4%)
      ABB, Ltd..........................................   3,061,074              64,282,501                0.5%
#     Cie Financiere Richemont SA.......................   1,165,784              91,608,647                0.7%
      Lonza Group AG....................................     193,034              69,575,711                0.6%
      Novartis AG.......................................   2,468,436             215,680,082                1.7%
#     Novartis AG, Sponsored ADR........................     333,391              29,151,709                0.2%
      UBS Group AG......................................   6,275,625              74,273,024                0.6%
      Zurich Insurance Group AG.........................     445,436             174,477,301                1.4%
      Other Securities..................................                         452,874,807                3.7%
                                                                             ---------------              -----
TOTAL SWITZERLAND.......................................                       1,171,923,782                9.4%
                                                                             ---------------              -----
UNITED KINGDOM -- (14.6%)
      Anglo American P.L.C..............................   3,439,726              88,528,544                0.7%
      Aviva P.L.C.......................................  16,319,347              87,962,023                0.7%
      BP P.L.C., Sponsored ADR..........................   3,728,757             141,357,178                1.1%
      British American Tobacco P.L.C....................   3,130,216             109,482,004                0.9%
#     British American Tobacco P.L.C., Sponsored ADR....     952,398              33,295,834                0.3%
      Glencore P.L.C....................................  26,606,474              80,308,409                0.6%
      HSBC Holdings P.L.C...............................  13,949,143             105,387,283                0.9%
      HSBC Holdings P.L.C., Sponsored ADR...............   2,719,882             102,784,340                0.8%
      Lloyds Banking Group P.L.C........................ 181,694,609             133,655,657                1.1%
#     Lloyds Banking Group P.L.C., ADR..................   1,479,223               4,289,747                0.0%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A..   3,293,873             190,945,796                1.5%
#     Royal Dutch Shell P.L.C., Sponsored ADR, Class B..   3,560,210             207,524,641                1.7%
      Vodafone Group P.L.C..............................  58,351,986             119,080,026                1.0%
#     Vodafone Group P.L.C., Sponsored ADR..............   4,011,201              81,908,730                0.7%
      Other Securities..................................                         331,554,465                2.6%
                                                                             ---------------              -----
TOTAL UNITED KINGDOM....................................                       1,818,064,677               14.6%
                                                                             ---------------              -----
TOTAL COMMON STOCKS.....................................                      12,067,720,278               97.2%
                                                                             ---------------              -----
PREFERRED STOCKS -- (1.3%)

GERMANY -- (1.3%)
      Volkswagen AG.....................................     701,336             133,327,635                1.0%
      Other Securities..................................                          33,433,446                0.3%
                                                                             ---------------              -----
TOTAL GERMANY...........................................                         166,761,081                1.3%
                                                                             ---------------              -----
TOTAL INVESTMENT SECURITIES
  (Cost $12,023,744,028)................................                      12,234,481,359
                                                                             ---------------

                                                                                 VALUE+
                                                                     -------------------------------
SECURITIES LENDING COLLATERAL -- (2.1%)
@(S)  The DFA Short Term Investment Fund................  22,261,860             257,591,985                2.1%
                                                                             ---------------              -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $12,281,304,441)................................                     $12,492,073,344              100.6%
                                                                             ===============              =====

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED


As of October 31, 2019, The DFA International Value Series had entered into the following outstanding futures contracts:

                                                                           UNREALIZED
                          NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION               CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------               --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index..........     44     12/20/19  $  4,216,215 $  4,305,840   $   89,625
S&P 500(R) Emini Index...    676     12/20/19   101,655,047  102,610,040      954,993
                                               ------------ ------------   ----------
TOTAL FUTURES CONTRACTS..                      $105,871,262 $106,915,880   $1,044,618
                                               ============ ============   ==========

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ------------------------------------------------------
                                                                LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                                             -------------- --------------- ------- ---------------
Common Stocks
   Australia................................................             -- $   810,189,014   --    $   810,189,014
   Austria..................................................             --       8,691,555   --          8,691,555
   Belgium..................................................             --     124,444,141   --        124,444,141
   Canada................................................... $1,017,159,078              --   --      1,017,159,078
   Denmark..................................................             --     201,071,636   --        201,071,636
   Finland..................................................             --     107,311,398   --        107,311,398
   France...................................................         42,302   1,275,727,622   --      1,275,769,924
   Germany..................................................     12,174,548     809,833,895   --        822,008,443
   Hong Kong................................................             --     364,482,765   --        364,482,765
   Ireland..................................................      7,252,879      27,629,475   --         34,882,354
   Israel...................................................             --      47,094,287   --         47,094,287
   Italy....................................................     37,407,081     238,681,348   --        276,088,429
   Japan....................................................     61,015,488   2,675,904,078   --      2,736,919,566
   Netherlands..............................................     24,949,700     411,020,369   --        435,970,069
   New Zealand..............................................             --      25,446,474   --         25,446,474
   Norway...................................................             --      94,188,669   --         94,188,669
   Portugal.................................................             --       6,172,620   --          6,172,620
   Singapore................................................             --     130,414,832   --        130,414,832
   Spain....................................................      3,096,838     264,538,806   --        267,635,644
   Sweden...................................................             --     291,790,921   --        291,790,921
   Switzerland..............................................     60,453,348   1,111,470,434   --      1,171,923,782
   United Kingdom...........................................    847,286,736     970,777,941   --      1,818,064,677
Preferred Stocks
   Germany..................................................             --     166,761,081   --        166,761,081
Securities Lending Collateral...............................             --     257,591,985   --        257,591,985
Futures Contracts**.........................................      1,044,618              --   --          1,044,618
                                                             -------------- ---------------   --    ---------------
TOTAL....................................................... $2,071,882,616 $10,421,235,346   --    $12,493,117,962
                                                             ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (97.6%)
COMMUNICATION SERVICES -- (2.6%)
    Other Securities.................................................                    $100,852,769                 2.7%
                                                                                         ------------                ----
CONSUMER DISCRETIONARY -- (18.0%)
    Autobacs Seven Co., Ltd..........................................   555,300             9,166,960                 0.3%
#   Fujitsu General, Ltd.............................................   512,500             9,251,020                 0.3%
    Showa Corp.......................................................   399,000             8,336,955                 0.2%
    Other Securities.................................................                     657,574,356                17.5%
                                                                                         ------------                ----
TOTAL CONSUMER DISCRETIONARY.........................................                     684,329,291                18.3%
                                                                                         ------------                ----
CONSUMER STAPLES -- (7.1%)
    Milbon Co., Ltd..................................................   170,552             9,341,344                 0.3%
    Morinaga Milk Industry Co., Ltd..................................   250,300             9,731,214                 0.3%
    Other Securities.................................................                     250,052,565                 6.6%
                                                                                         ------------                ----
TOTAL CONSUMER STAPLES...............................................                     269,125,123                 7.2%
                                                                                         ------------                ----
ENERGY -- (1.3%)
    Iwatani Corp.....................................................   294,300            10,205,404                 0.3%
    Other Securities.................................................                      40,052,153                 1.0%
                                                                                         ------------                ----
TOTAL ENERGY.........................................................                      50,257,557                 1.3%
                                                                                         ------------                ----
FINANCIALS -- (8.1%)
    Fuyo General Lease Co., Ltd......................................   150,600             9,815,904                 0.3%
    Hokuhoku Financial Group, Inc....................................   923,400             9,032,551                 0.2%
    Jafco Co., Ltd...................................................   241,100             9,056,167                 0.2%
    Other Securities.................................................                     279,431,248                 7.5%
                                                                                         ------------                ----
TOTAL FINANCIALS.....................................................                     307,335,870                 8.2%
                                                                                         ------------                ----
HEALTH CARE -- (4.5%)
    Miraca Holdings, Inc.............................................   472,500            11,152,044                 0.3%
    Other Securities.................................................                     160,281,465                 4.3%
                                                                                         ------------                ----
TOTAL HEALTH CARE....................................................                     171,433,509                 4.6%
                                                                                         ------------                ----
INDUSTRIALS -- (29.7%)
    Daiseki Co., Ltd.................................................   305,263             8,867,639                 0.2%
#   DMG Mori Co., Ltd................................................   701,300            11,354,168                 0.3%
    Duskin Co., Ltd..................................................   346,300             9,201,820                 0.3%
    Fujikura, Ltd.................................................... 1,953,600             9,064,834                 0.3%
    Glory, Ltd.......................................................   299,055             8,804,941                 0.2%
    Hanwa Co., Ltd...................................................   285,000             8,303,047                 0.2%
    Hazama Ando Corp................................................. 1,528,900            11,846,070                 0.3%
    Inaba Denki Sangyo Co., Ltd......................................   201,800             9,270,433                 0.3%
    Japan Steel Works, Ltd. (The)....................................   421,200             8,875,711                 0.2%
*   Kawasaki Kisen Kaisha, Ltd.......................................   632,300             9,408,578                 0.3%
    Kumagai Gumi Co., Ltd............................................   303,400             9,353,855                 0.3%
    Maeda Corp.......................................................   930,800             8,638,586                 0.2%
    Makino Milling Machine Co., Ltd..................................   177,900             8,845,037                 0.2%
    Meitec Corp......................................................   216,400            11,280,995                 0.3%
    Mirait Holdings Corp.............................................   586,235             9,413,178                 0.3%
    Nichias Corp.....................................................   480,100            10,128,253                 0.3%
    Nikkon Holdings Co., Ltd.........................................   385,300             9,365,788                 0.3%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

                                                                                                                    PERCENTAGE
                                                                         SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                        --------- ------------------------------- ---------------
INDUSTRIALS -- (Continued)
      Nishimatsu Construction Co., Ltd.................................   398,600         $    8,299,205                 0.2%
      NTN Corp......................................................... 3,034,100              9,407,385                 0.3%
      Outsourcing, Inc.................................................   822,100              8,849,066                 0.2%
      Penta-Ocean Construction Co., Ltd................................ 1,716,400             10,529,135                 0.3%
      Shinmaywa Industries, Ltd........................................   707,200              8,712,038                 0.2%
      SMS Co., Ltd.....................................................   398,300              9,765,014                 0.3%
      Ushio, Inc.......................................................   973,200             14,544,315                 0.4%
      Other Securities.................................................                      900,111,597                23.8%
                                                                                          --------------               -----
TOTAL INDUSTRIALS......................................................                    1,132,240,688                30.2%
                                                                                          --------------               -----
INFORMATION TECHNOLOGY -- (12.9%)
      NSD Co., Ltd.....................................................   293,480              9,046,407                 0.2%
      Oki Electric Industry Co., Ltd...................................   699,800              9,391,632                 0.3%
      Tokyo Seimitsu Co., Ltd..........................................   315,100             10,120,723                 0.3%
      Topcon Corp......................................................   862,100             11,887,112                 0.3%
      Ulvac, Inc.......................................................   237,200             10,377,361                 0.3%
      Other Securities.................................................                      438,718,873                11.7%
                                                                                          --------------               -----
TOTAL INFORMATION TECHNOLOGY...........................................                      489,542,108                13.1%
                                                                                          --------------               -----
MATERIALS -- (10.1%)
      ADEKA Corp.......................................................   665,700              9,526,870                 0.3%
      Kureha Corp......................................................   141,650              9,053,385                 0.2%
      Mitsui Mining & Smelting Co., Ltd................................   484,900             13,551,811                 0.4%
      Nippon Light Metal Holdings Co., Ltd............................. 4,755,800              9,250,215                 0.3%
      Sumitomo Osaka Cement Co., Ltd...................................   238,699             10,419,680                 0.3%
      Toagosei Co., Ltd................................................   871,100              9,655,071                 0.3%
      Tokuyama Corp....................................................   414,298             11,067,550                 0.3%
      Tokyo Ohka Kogyo Co., Ltd........................................   242,500              9,603,821                 0.3%
      Toyobo Co., Ltd..................................................   715,200              9,667,381                 0.3%
      Other Securities.................................................                      292,639,320                 7.5%
                                                                                          --------------               -----
TOTAL MATERIALS........................................................                      384,435,104                10.2%
                                                                                          --------------               -----
REAL ESTATE -- (2.1%)
      Kenedix, Inc..................................................... 1,600,900              8,713,937                 0.2%
#     Unizo Holdings Co., Ltd..........................................   211,100              9,736,461                 0.3%
      Other Securities.................................................                       61,699,038                 1.6%
                                                                                          --------------               -----
TOTAL REAL ESTATE......................................................                       80,149,436                 2.1%
                                                                                          --------------               -----
UTILITIES -- (1.2%)
      Other Securities.................................................                       45,413,941                 1.2%
                                                                                          --------------               -----
TOTAL COMMON STOCKS
  (Cost $3,300,844,445)................................................                    3,715,115,396                99.1%
                                                                                          --------------               -----
                                                                                              VALUE+
                                                                                  -------------------------------
SECURITIES LENDING COLLATERAL -- (2.4%)
@(S)  The DFA Short Term Investment Fund............................... 7,882,015             91,202,795                 2.5%
                                                                                          --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,392,036,762)................................................                   $3,806,318,191               101.6%
                                                                                          ==============               =====

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ------------------------------------------------
                                                    LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                   ---------- -------------- ------- --------------
Common Stocks
   Communication Services.........................         -- $  100,852,769   --    $  100,852,769
   Consumer Discretionary......................... $2,914,557    681,414,734   --       684,329,291
   Consumer Staples...............................         --    269,125,123   --       269,125,123
   Energy.........................................         --     50,257,557   --        50,257,557
   Financials.....................................         --    307,335,870   --       307,335,870
   Health Care....................................         --    171,433,509   --       171,433,509
   Industrials....................................         --  1,132,240,688   --     1,132,240,688
   Information Technology.........................         --    489,542,108   --       489,542,108
   Materials......................................         --    384,435,104   --       384,435,104
   Real Estate....................................         --     80,149,436   --        80,149,436
   Utilities......................................         --     45,413,941   --        45,413,941
   Securities Lending Collateral..................         --     91,202,795   --        91,202,795
                                                   ---------- --------------   --    --------------
TOTAL............................................. $2,914,557 $3,803,403,634   --    $3,806,318,191
                                                   ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (97.1%)
AUSTRALIA -- (52.9%)
    ALS, Ltd.........................................................  1,937,440          $ 10,775,238                 0.7%
    Altium, Ltd......................................................    596,319            13,200,823                 0.8%
    Ansell, Ltd......................................................    897,943            17,075,979                 1.0%
    Appen, Ltd.......................................................    556,409             8,359,545                 0.5%
#   Bapcor, Ltd......................................................  1,866,075             9,198,821                 0.6%
    Breville Group, Ltd..............................................    834,341             8,836,168                 0.5%
    carsales.com, Ltd................................................  1,661,566            17,806,162                 1.1%
    Cleanaway Waste Management, Ltd.................................. 10,062,156            12,788,931                 0.8%
#   Credit Corp. Group, Ltd .........................................    553,754            11,961,519                 0.7%
    CSR, Ltd.........................................................  3,957,955            11,313,522                 0.7%
    GrainCorp, Ltd., Class A.........................................  1,833,496             9,136,956                 0.6%
    Independence Group NL............................................  3,324,011            14,557,711                 0.9%
#   InvoCare, Ltd....................................................  1,006,913             9,100,772                 0.6%
#   IOOF Holdings, Ltd...............................................  2,296,344            11,677,647                 0.7%
    IRESS, Ltd.......................................................  1,095,248             9,618,441                 0.6%
#   JB Hi-Fi, Ltd....................................................    861,985            22,028,595                 1.3%
*   Lynas Corp., Ltd.................................................  5,145,389             8,809,881                 0.5%
#   Metcash, Ltd.....................................................  7,553,452            14,683,218                 0.9%
#   Mineral Resources, Ltd...........................................  1,210,928            11,910,590                 0.7%
#*  NEXTDC, Ltd......................................................  1,959,517             8,659,622                 0.5%
    nib holdings, Ltd................................................  3,390,280            16,388,762                 1.0%
#   Nine Entertainment Co. Holdings, Ltd............................. 11,957,501            15,172,093                 0.9%
#*  Nufarm, Ltd......................................................  2,065,056             8,427,098                 0.5%
    Orora, Ltd.......................................................  7,303,221            15,566,511                 1.0%
    OZ Minerals, Ltd.................................................  2,477,965            17,289,828                 1.1%
    Pendal Group, Ltd................................................  1,938,181             9,569,992                 0.6%
#   Perpetual, Ltd...................................................    356,633             8,841,267                 0.5%
    Premier Investments, Ltd.........................................    829,371            10,991,808                 0.7%
    Regis Resources, Ltd.............................................  3,442,546            11,666,993                 0.7%
*   Saracen Mineral Holdings, Ltd....................................  5,717,531            14,793,622                 0.9%
    Sims Metal Management, Ltd.......................................  1,382,214             8,895,865                 0.5%
    Spark Infrastructure Group.......................................  9,526,664            13,285,174                 0.8%
    St Barbara, Ltd..................................................  5,006,626             9,658,812                 0.6%
    Steadfast Group, Ltd.............................................  5,956,128            14,750,048                 0.9%
    Technology One, Ltd..............................................  1,891,632             9,609,521                 0.6%
*   Vocus Group, Ltd.................................................  4,120,793             9,447,578                 0.6%
    Other Securities.................................................                      453,786,509                27.6%
                                                                                          ------------                ----
TOTAL AUSTRALIA......................................................                      889,641,622                54.2%
                                                                                          ------------                ----
CHINA -- (0.1%)
    Other Securities.................................................                          877,015                 0.0%
                                                                                          ------------                ----
HONG KONG -- (24.2%)
    Cafe de Coral Holdings, Ltd......................................  3,476,000             9,484,602                 0.6%
    HKBN, Ltd........................................................  5,339,000             9,528,487                 0.6%
#   Luk Fook Holdings International, Ltd.............................  3,963,000            10,526,170                 0.7%
#   Man Wah Holdings, Ltd............................................ 17,293,600            11,778,606                 0.7%
    VTech Holdings, Ltd..............................................  1,359,100            11,916,338                 0.7%
    Other Securities.................................................                      352,926,496                21.4%
                                                                                          ------------                ----
TOTAL HONG KONG......................................................                      406,160,699                24.7%
                                                                                          ------------                ----

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

                                                                                                                PERCENTAGE
                                                                     SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                   ---------- ------------------------------- ---------------
NEW ZEALAND -- (6.3%)
      Chorus, Ltd.................................................  3,243,921         $   11,029,769                 0.7%
      Infratil, Ltd...............................................  4,611,834             14,572,102                 0.9%
      Mainfreight, Ltd............................................    402,884             10,378,721                 0.6%
      SKYCITY Entertainment Group, Ltd............................  4,793,322             12,008,879                 0.7%
      Other Securities............................................                        58,498,299                 3.6%
                                                                                      --------------               -----
TOTAL NEW ZEALAND.................................................                       106,487,770                 6.5%
                                                                                      --------------               -----
SINGAPORE -- (13.6%)
#     Sembcorp Industries, Ltd ...................................  6,073,600             10,196,907                 0.6%
#     Singapore Post, Ltd......................................... 12,563,600              8,858,074                 0.5%
#     Singapore Press Holdings, Ltd...............................  6,521,000             10,612,235                 0.7%
      Venture Corp., Ltd..........................................  1,125,100             13,050,734                 0.8%
      Yangzijiang Shipbuilding Holdings Ltd....................... 18,491,700             12,945,807                 0.8%
      Other Securities............................................                       172,482,497                10.5%
                                                                                      --------------               -----
TOTAL SINGAPORE...................................................                       228,146,254                13.9%
                                                                                      --------------               -----
TOTAL COMMON STOCKS ..............................................                     1,631,313,360                99.3%
                                                                                      --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities............................................                             2,976                 0.0%
                                                                                      --------------               -----
TOTAL INVESTMENT SECURITIES
  (Cost $1,736,491,472)...........................................                     1,631,316,336
                                                                                      --------------

                                                                                          VALUE+
                                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund..........................  4,221,581             48,847,919                 3.0%
                                                                                      --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,785,334,426)...........................................                    $1,680,164,255               102.3%
                                                                                      ==============               =====

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------
                                                             LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                             -------- -------------- -------- --------------
Common Stocks
   Australia................................................ $439,275 $  889,202,347       -- $  889,641,622
   China....................................................       --        877,015       --        877,015
   Hong Kong................................................  460,908    405,699,791       --    406,160,699
   New Zealand..............................................       --    106,487,770       --    106,487,770
   Singapore................................................   11,864    228,134,390       --    228,146,254
Rights/Warrants Australia...................................       --          2,976       --          2,976
Securities Lending Collateral...............................       --     48,847,919       --     48,847,919
                                                             -------- -------------- -------- --------------
TOTAL....................................................... $912,047 $1,679,252,208       -- $1,680,164,255
                                                             ======== ============== ======== ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (99.2%)
COMMUNICATION SERVICES -- (4.7%)
    Entertainment One, Ltd...........................................  2,630,507          $ 18,997,490                 0.8%
    Inmarsat P.L.C...................................................  2,400,987            17,128,455                 0.8%
    Other Securities.................................................                       69,081,559                 3.0%
                                                                                          ------------                ----
TOTAL COMMUNICATION SERVICES.........................................                      105,207,504                 4.6%
                                                                                          ------------                ----
CONSUMER DISCRETIONARY -- (21.6%)
    B&M European Value Retail SA.....................................  5,453,680            26,163,411                 1.2%
    Bellway P.L.C....................................................    785,920            32,167,252                 1.4%
*   Boohoo Group P.L.C...............................................  4,528,022            15,478,500                 0.7%
    Bovis Homes Group P.L.C..........................................  1,284,142            19,457,559                 0.9%
    Greggs P.L.C.....................................................    734,900            16,903,572                 0.7%
    Inchcape P.L.C...................................................  2,923,312            24,440,490                 1.1%
    JD Sports Fashion P.L.C..........................................  1,736,308            17,271,954                 0.8%
    Merlin Entertainments P.L.C......................................  4,495,638            26,485,860                 1.2%
    Moneysupermarket.com Group P.L.C.................................  3,912,801            17,410,624                 0.8%
    SSP Group P.L.C..................................................  3,025,801            24,951,150                 1.1%
    WH Smith P.L.C...................................................    741,725            21,018,611                 0.9%
    Other Securities.................................................                      245,393,384                10.6%
                                                                                          ------------                ----
TOTAL CONSUMER DISCRETIONARY.........................................                      487,142,367                21.4%
                                                                                          ------------                ----
CONSUMER STAPLES -- (5.2%)
    Britvic P.L.C....................................................  1,845,637            23,586,871                 1.1%
    Fevertree Drinks P.L.C...........................................    631,057            15,205,992                 0.7%
    Tate & Lyle P.L.C................................................  3,470,820            30,273,503                 1.3%
    Other Securities.................................................                       48,295,503                 2.1%
                                                                                          ------------                ----
TOTAL CONSUMER STAPLES...............................................                      117,361,869                 5.2%
                                                                                          ------------                ----
ENERGY -- (3.8%)
    John Wood Group P.L.C............................................  3,647,826            16,016,209                 0.7%
    Tullow Oil P.L.C.................................................  9,865,717            26,364,357                 1.2%
    Other Securities.................................................                       43,225,104                 1.9%
                                                                                          ------------                ----
TOTAL ENERGY.........................................................                       85,605,670                 3.8%
                                                                                          ------------                ----
FINANCIALS -- (13.6%)
    Beazley P.L.C....................................................  2,966,841            22,548,944                 1.0%
    Close Brothers Group P.L.C.......................................  1,042,864            18,699,833                 0.8%
    IG Group Holdings P.L.C..........................................  2,610,897            21,480,945                 0.9%
    Intermediate Capital Group P.L.C.................................  1,866,605            35,924,136                 1.6%
    Man Group P.L.C.................................................. 11,167,689            20,785,020                 0.9%
    Quilter P.L.C....................................................  9,786,100            17,363,535                 0.8%
    TP ICAP P.L.C....................................................  3,608,881            16,046,822                 0.7%
    Other Securities.................................................                      154,748,420                 6.8%
                                                                                          ------------                ----
TOTAL FINANCIALS.....................................................                      307,597,655                13.5%
                                                                                          ------------                ----
HEALTH CARE -- (3.1%)
    ConvaTec Group P.L.C.............................................  7,978,950            20,384,000                 0.9%
    Other Securities.................................................                       50,367,254                 2.2%
                                                                                          ------------                ----
TOTAL HEALTH CARE....................................................                       70,751,254                 3.1%
                                                                                          ------------                ----

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
INDUSTRIALS -- (28.7%)
    Aggreko P.L.C....................................................  1,647,699         $   16,892,274                0.7%
    Babcock International Group P.L.C................................  3,197,831             22,967,450                1.0%
    BBA Aviation P.L.C...............................................  7,301,568             28,725,347                1.3%
    Cobham P.L.C..................................................... 16,545,169             33,842,830                1.5%
    Diploma P.L.C....................................................    793,073             16,418,068                0.7%
    G4S P.L.C........................................................  9,906,519             26,568,687                1.2%
    Grafton Group P.L.C..............................................  1,638,906             16,595,963                0.7%
    Hays P.L.C....................................................... 10,246,441             20,852,201                0.9%
    HomeServe P.L.C .................................................  1,762,201             26,469,025                1.2%
    Howden Joinery Group P.L.C.......................................  4,476,142             33,500,704                1.5%
    IMI P.L.C........................................................  1,911,037             24,851,430                1.1%
    Meggitt P.L.C....................................................  2,528,732             20,460,802                0.9%
    National Express Group P.L.C.....................................  3,061,395             17,712,519                0.8%
    QinetiQGroup P.L.C...............................................  3,964,771             16,162,957                0.7%
    Rotork P.L.C.....................................................  5,871,491             22,929,186                1.0%
    Travis Perkins P.L.C.............................................  1,726,015             32,059,239                1.4%
    Ultra Electronics Holdings P.L.C.................................    646,972             16,341,114                0.7%
    Other Securities.................................................                       253,872,435               11.1%
                                                                                         --------------               ----
TOTAL INDUSTRIALS....................................................                       647,222,231               28.4%
                                                                                         --------------               ----
INFORMATION TECHNOLOGY -- (6.5%)
    Electrocomponents P.L.C..........................................  3,231,445             28,511,406                1.3%
    Spectris P.L.C...................................................    827,935             25,667,336                1.1%
    Other Securities.................................................                        92,305,157                4.0%
                                                                                         --------------               ----
TOTAL INFORMATION TECHNOLOGY.........................................                       146,483,899                6.4%
                                                                                         --------------               ----
MATERIALS -- (5.5%)
    Victrex P.L.C....................................................    629,414             17,880,697                0.8%
    Other Securities.................................................                       106,253,523                4.6%
                                                                                         --------------               ----
TOTAL MATERIALS......................................................                       124,134,220                5.4%
                                                                                         --------------               ----
REAL ESTATE -- (4.4%)
    Capital & Counties Properties P.L.C..............................  4,962,871             16,403,005                0.7%
    IWG P.L.C........................................................  4,354,218             21,689,498                1.0%
    St. Modwen Properties P.L.C......................................  2,832,022             16,530,842                0.7%
    Other Securities.................................................                        43,243,787                1.9%
                                                                                         --------------               ----
TOTAL REAL ESTATE....................................................                        97,867,132                4.3%
                                                                                         --------------               ----
UTILITIES -- (2.1%)
    Pennon Group P.L.C...............................................  2,929,675             34,062,254                1.5%
    Other Securities.................................................                        12,972,658                0.6%
                                                                                         --------------               ----
TOTAL UTILITIES......................................................                        47,034,912                2.1%
                                                                                         --------------               ----
TOTAL COMMON STOCKS..................................................                     2,236,408,713               98.2%
                                                                                         --------------               ----
PREFERRED STOCKS -- (0.0%)
CONSUMER STAPLES -- (0.0%)
    Other Security...................................................                            13,207                0.0%
                                                                                         --------------               ----
TOTAL INVESTMENT SECURITIES
  (Cost $2,084,250,199)..............................................                     2,236,421,920
                                                                                         --------------

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

                                                                                                   PERCENTAGE
                                                                         SHARES       VALUE+     OF NET ASSETS++
                                                                        --------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S)  The DFA Short Term Investment Fund............................... 1,625,922 $   18,813,540       0.8%
                                                                                  --------------      ----
TOTAL INVESTMENTS--(100.0%)
  (Cost $2,103,060,882)................................................           $2,255,235,460      99.0%
                                                                                  ==============      ====

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------
                                                             LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                             -------- -------------- -------- --------------
Common Stocks
   Communication Services...................................       -- $  105,207,504       -- $  105,207,504
   Consumer Discretionary...................................       --    487,142,367       --    487,142,367
   Consumer Staples.........................................       --    117,361,869       --    117,361,869
   Energy...................................................       --     85,605,670       --     85,605,670
   Financials...............................................       --    307,597,655       --    307,597,655
   Health Care..............................................       --     70,751,254       --     70,751,254
   Industrials..............................................       --    647,222,231       --    647,222,231
   Information Technology...................................       --    146,483,899       --    146,483,899
   Materials................................................       --    124,134,220       --    124,134,220
   Real Estate..............................................       --     97,867,132       --     97,867,132
   Utilities................................................       --     47,034,912       --     47,034,912
Preferred Stocks
   Consumer Staples.........................................       --         13,207       --         13,207
Securities Lending Collateral...............................       --     18,813,540       --     18,813,540
                                                             -------- -------------- -------- --------------
TOTAL.......................................................       -- $2,255,235,460       -- $2,255,235,460
                                                             ======== ============== ======== ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (91.0%)
AUSTRIA -- (3.1%)
#   ANDRITZ AG.......................................................   510,397          $ 22,950,629                 0.4%
    Other Securities.................................................                     167,851,812                 3.0%
                                                                                         ------------                ----
TOTAL AUSTRIA........................................................                     190,802,441                 3.4%
                                                                                         ------------                ----
BELGIUM -- (4.4%)
    Ackermans & van Haaren NV........................................   174,099            26,688,658                 0.5%
*   Galapagos NV.....................................................   220,186            40,539,939                 0.7%
    Other Securities.................................................                     201,242,099                 3.6%
                                                                                         ------------                ----
TOTAL BELGIUM........................................................                     268,470,696                 4.8%
                                                                                         ------------                ----
DENMARK -- (4.4%)
    Royal Unibrew A.S................................................   364,385            29,893,850                 0.5%
    SimCorp A.S......................................................   294,845            26,382,068                 0.5%
    Topdanmark A.S ..................................................   475,380            21,291,486                 0.4%
    Other Securities.................................................                     191,284,392                 3.4%
                                                                                         ------------                ----
TOTAL DENMARK........................................................                     268,851,796                 4.8%
                                                                                         ------------                ----
FINLAND -- (5.7%)
    Huhtamaki Oyj....................................................   768,251            35,574,237                 0.6%
    Kesko Oyj, Class B...............................................   421,805            28,104,043                 0.5%
#   Metso Oyj........................................................   667,333            25,263,083                 0.4%
    Nokian Renkaat Oyj...............................................   883,124            25,238,923                 0.4%
#   Orion Oyj, Class B...............................................   748,676            33,214,713                 0.6%
    Valmet Oyj.......................................................   956,184            21,399,886                 0.4%
    Other Securities.................................................                     175,351,457                 3.2%
                                                                                         ------------                ----
TOTAL FINLAND........................................................                     344,146,342                 6.1%
                                                                                         ------------                ----
FRANCE -- (10.6%)
    Altran Technologies SA........................................... 1,693,540            26,925,558                 0.5%
    Elis SA.......................................................... 1,112,804            21,275,159                 0.4%
    Euronext NV......................................................   373,020            30,092,307                 0.5%
    Eutelsat Communications SA....................................... 1,279,751            24,276,769                 0.4%
    Ingenico Group SA................................................   424,498            45,392,020                 0.8%
    Rexel SA......................................................... 2,320,855            28,772,809                 0.5%
    Rubis SCA........................................................   608,177            35,266,736                 0.6%
    Other Securities.................................................                     436,977,009                 7.9%
                                                                                         ------------                ----
TOTAL FRANCE.........................................................                     648,978,367                11.6%
                                                                                         ------------                ----
GERMANY -- (15.4%)
#   Bechtle AG.......................................................   225,300            24,398,771                 0.4%
    CTS Eventim AG & Co. KGaA........................................   442,453            26,797,580                 0.5%
*   Dialog Semiconductor P.L.C.......................................   621,432            27,952,191                 0.5%
    Freenet AG.......................................................   981,903            21,805,853                 0.4%
#   GEA Group AG.....................................................   890,332            27,192,379                 0.5%
    Gerresheimer AG..................................................   262,222            21,146,921                 0.4%
#   K+S AG........................................................... 1,567,865            22,263,660                 0.4%
    Lanxess AG.......................................................   628,306            40,826,813                 0.7%
#   OSRAM Licht AG...................................................   602,174            26,956,108                 0.5%
    Rheinmetall AG...................................................   339,164            40,905,414                 0.7%
    TAG Immobilien AG................................................ 1,024,715            24,902,336                 0.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
GERMANY -- (Continued)
    TLG Immobilien AG................................................    722,981          $ 21,202,568                 0.4%
    Other Securities.................................................                      613,715,934                10.8%
                                                                                          ------------                ----
TOTAL GERMANY........................................................                      940,066,528                16.7%
                                                                                          ------------                ----
IRELAND -- (0.5%)
    Other Securities.................................................                       32,095,239                 0.6%
                                                                                          ------------                ----
ISRAEL -- (3.0%)
    Other Securities.................................................                      184,044,089                 3.3%
                                                                                          ------------                ----
ITALY -- (9.7%)
#*  Banco BPM SpA.................................................... 12,626,497            28,742,468                 0.5%
    Hera SpA.........................................................  6,455,969            27,655,462                 0.5%
    Italgas SpA......................................................  3,818,401            24,581,718                 0.4%
#*  Saipem SpA.......................................................  5,057,693            22,957,059                 0.4%
#   Unione di Banche Italiane SpA....................................  7,724,232            23,530,091                 0.4%
    Other Securities.................................................                      462,560,883                 8.3%
                                                                                          ------------                ----
TOTAL ITALY..........................................................                      590,027,681                10.5%
                                                                                          ------------                ----
NETHERLANDS -- (6.4%)
    Aalberts NV......................................................    728,381            29,352,137                 0.5%
#*  Altice Europe NV.................................................  4,683,910            26,800,426                 0.5%
    ASM International NV.............................................    331,781            33,450,744                 0.6%
    ASR Nederland NV.................................................    688,282            25,231,450                 0.5%
    BE Semiconductor Industries NV...................................    589,568            21,856,942                 0.4%
    IMCD NV..........................................................    357,303            27,899,685                 0.5%
    SBM Offshore NV..................................................  1,376,758            23,742,884                 0.4%
    Other Securities.................................................                      200,756,381                 3.5%
                                                                                          ------------                ----
TOTAL NETHERLANDS....................................................                      389,090,649                 6.9%
                                                                                          ------------                ----
NORWAY -- (2.3%)
    Other Securities.................................................                      138,761,156                 2.5%
                                                                                          ------------                ----
PORTUGAL -- (1.0%)
    Other Securities.................................................                       62,779,176                 1.1%
                                                                                          ------------                ----
SPAIN -- (6.0%)
#   Cellnex Telecom SA...............................................    684,045            29,515,742                 0.5%
    Enagas SA........................................................    945,913            23,406,228                 0.4%
    Other Securities.................................................                      310,162,882                 5.6%
                                                                                          ------------                ----
TOTAL SPAIN..........................................................                      363,084,852                 6.5%
                                                                                          ------------                ----
SWEDEN -- (7.2%)
    Other Securities.................................................                      441,605,487                 7.9%
                                                                                          ------------                ----
SWITZERLAND -- (11.3%)
    Cembra Money Bank AG.............................................    214,769            22,775,270                 0.4%
#   Georg Fischer AG.................................................     31,450            30,036,368                 0.5%
    Helvetia Holding AG..............................................    216,663            30,434,052                 0.5%
    PSP Swiss Property AG............................................    325,433            43,075,928                 0.8%
    VAT Group AG.....................................................    199,273            29,299,419                 0.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                                                                                 PERCENTAGE
                                                      SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                    ---------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
      Other Securities.............................                    $  534,051,612                 9.6%
                                                                       --------------               -----
TOTAL SWITZERLAND..................................                       689,672,649                12.3%
                                                                       --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Security...............................                         1,167,097                 0.0%
                                                                       --------------               -----
TOTAL COMMON STOCKS................................                     5,553,644,245                99.0%
                                                                       --------------               -----
PREFERRED STOCKS -- (0.6%)

GERMANY -- (0.6%)
      Other Securities.............................                        33,843,637                 0.6%
                                                                       --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.............................                           873,861                 0.0%
                                                                       --------------               -----
TOTAL INVESTMENT SECURITIES
  (Cost $4,988,017,993)............................                     5,588,361,743
                                                                       --------------

                                                                           VALUE+
                                                               -------------------------------
SECURITIES LENDING COLLATERAL -- (8.4%)
@(S)  The DFA Short Term Investment Fund........... 44,497,991            514,886,250                 9.2%
                                                                       --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $5,502,845,113)............................                    $6,103,247,993               108.8%
                                                                       ==============               =====

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------
                                                              LEVEL 1     LEVEL 2    LEVEL 3     TOTAL
                                                             ---------- ------------ -------- ------------
Common Stocks
   Austria..................................................         -- $190,802,441       -- $190,802,441
   Belgium.................................................. $9,150,257  259,320,439       --  268,470,696
   Denmark..................................................         --  268,851,796       --  268,851,796
   Finland..................................................         --  344,146,342       --  344,146,342
   France...................................................         --  648,978,367       --  648,978,367
   Germany..................................................  1,207,475  938,859,053       --  940,066,528
   Ireland..................................................         --   32,095,239       --   32,095,239
   Israel...................................................    799,434  183,244,655       --  184,044,089
   Italy....................................................  2,432,465  587,595,216       --  590,027,681
   Netherlands..............................................         --  389,090,649       --  389,090,649
   Norway...................................................         --  138,761,156       --  138,761,156
   Portugal.................................................         --   62,779,176       --   62,779,176
   Spain....................................................         --  363,084,852       --  363,084,852
   Sweden...................................................         --  441,605,487       --  441,605,487
   Switzerland..............................................         --  689,672,649       --  689,672,649
   United Kingdom...........................................         --    1,167,097       --    1,167,097
Preferred Stocks
   Germany..................................................         --   33,843,637       --   33,843,637
Rights/Warrants
   Italy....................................................         --      379,240       --      379,240
   Norway...................................................         --       16,603       --       16,603

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------------
                                                               LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                                             ----------- -------------- -------- --------------
   Spain....................................................          -- $      477,143       -- $      477,143
   Sweden...................................................          --            875       --            875
Securities Lending Collateral...............................          --    514,886,250       --    514,886,250
                                                             ----------- -------------- -------- --------------
TOTAL....................................................... $13,589,631 $6,089,658,362       -- $6,103,247,993
                                                             =========== ============== ======== ==============

                See accompanying Notes to Financial Statements.

                       THE CANADIAN SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
COMMON STOCKS -- (86.3%)
COMMUNICATION SERVICES -- (2.0%)
    Cogeco Communications, Inc.......................................    95,472          $  8,252,591                 0.7%
    Other Securities.................................................                      18,350,341                 1.6%
                                                                                         ------------                ----
TOTAL COMMUNICATION SERVICES.........................................                      26,602,932                 2.3%
                                                                                         ------------                ----
CONSUMER DISCRETIONARY -- (4.8%)
*   Great Canadian Gaming Corp.......................................   418,284            13,230,363                 1.1%
    Linamar Corp.....................................................   322,683            10,522,538                 0.9%
    Other Securities.................................................                      39,534,125                 3.5%
                                                                                         ------------                ----
TOTAL CONSUMER DISCRETIONARY.........................................                      63,287,026                 5.5%
                                                                                         ------------                ----
CONSUMER STAPLES -- (4.0%)
    Cott Corp........................................................    96,682             1,242,364                 0.1%
    Cott Corp........................................................   909,370            11,682,135                 1.0%
#   Premium Brands Holdings Corp.....................................   186,219            12,284,997                 1.1%
    Other Securities.................................................                      27,482,578                 2.4%
                                                                                         ------------                ----
TOTAL CONSUMER STAPLES...............................................                      52,692,074                 4.6%
                                                                                         ------------                ----
ENERGY -- (12.8%)
    Crescent Point Energy Corp....................................... 2,146,838             7,840,172                 0.7%
#   Enerplus Corp.................................................... 1,624,918             9,807,986                 0.9%
    Gibson Energy, Inc...............................................   855,146            14,907,108                 1.3%
*   Parex Resources, Inc............................................. 1,044,698            14,158,271                 1.2%
#   Whitecap Resources, Inc.......................................... 2,833,976             7,896,661                 0.7%
    Other Securities.................................................                     115,545,912                10.0%
                                                                                         ------------                ----
TOTAL ENERGY.........................................................                     170,156,110                14.8%
                                                                                         ------------                ----
FINANCIALS -- (9.2%)
#   Canadian Western Bank............................................   643,831            16,302,304                 1.4%
    ECN Capital Corp................................................. 2,446,608             8,080,438                 0.7%
    Element Fleet Management Corp.................................... 2,450,611            20,838,845                 1.8%
#   Genworth MI Canada, Inc..........................................   281,680            11,377,554                 1.0%
#*  Home Capital Group, Inc..........................................   541,770            11,151,306                 1.0%
#   Laurentian Bank of Canada........................................   326,390            11,225,774                 1.0%
    Other Securities.................................................                      42,556,392                 3.7%
                                                                                         ------------                ----
TOTAL FINANCIALS.....................................................                     121,532,613                10.6%
                                                                                         ------------                ----
HEALTH CARE -- (1.5%)
    Other Securities.................................................                      20,377,182                 1.8%
                                                                                         ------------                ----
INDUSTRIALS -- (9.9%)
    Morneau Shepell, Inc.............................................   346,211             8,335,245                 0.7%
                                                                                         ------------                ----
#   Stantec, Inc.....................................................   625,036            13,334,987                 1.2%
    TFI International, Inc...........................................   556,989            17,748,712                 1.6%
    Other Securities.................................................                      91,974,002                 8.0%
                                                                                         ------------                ----
TOTAL INDUSTRIALS....................................................                     131,392,946                11.5%
                                                                                         ------------                ----
INFORMATION TECHNOLOGY -- (3.5%)
*   Descartes Systems Group, Inc. (The)..............................   333,561            12,979,273                 1.1%
*   Kinaxis, Inc.....................................................   145,074             9,264,425                 0.8%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

                                                                                                                  PERCENTAGE
                                                                       SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      --------- ------------------------------- ---------------
INFORMATION TECHNOLOGY -- (Continued)
    Other Securities.................................................                   $   24,038,252                2.1%
                                                                                        --------------               ----
TOTAL INFORMATION TECHNOLOGY.........................................                       46,281,950                4.0%
                                                                                        --------------               ----
MATERIALS -- (28.6%)
*   Alacer Gold Corp................................................. 2,184,997             10,816,324                0.9%
    Alamos Gold, Inc., Class A....................................... 2,957,288             16,098,817                1.4%
*   B2Gold Corp...................................................... 5,382,692             18,921,770                1.6%
*   Centerra Gold, Inc............................................... 1,682,253             14,343,409                1.3%
*   Detour Gold Corp................................................. 1,259,316             20,910,516                1.8%
#*  Eldorado Gold Corp............................................... 1,158,414              9,753,860                0.9%
#*  Endeavour Mining Corp............................................   502,056              9,091,206                0.8%
#*  First Majestic Silver Corp.......................................   977,531             10,449,958                0.9%
*   IAMGOLD Corp..................................................... 3,346,046             12,575,300                1.1%
*   Ivanhoe Mines, Ltd., Class A..................................... 3,744,528              9,296,642                0.8%
    OceanaGold Corp.................................................. 4,416,629             10,596,422                0.9%
    Osisko Gold Royalties, Ltd.......................................   963,845              9,484,046                0.8%
    Pan American Silver Corp......................................... 1,378,389             23,410,948                2.0%
*   Pretium Resources, Inc...........................................   794,788              8,007,620                0.7%
#*  Sandstorm Gold, Ltd.............................................. 1,264,677              9,025,863                0.8%
*   SSR Mining, Inc..................................................   859,605             12,713,617                1.1%
    Stella-Jones, Inc................................................   332,002              9,205,613                0.8%
*   Torex Gold Resources, Inc........................................   632,604              9,255,394                0.8%
    Yamana Gold, Inc................................................. 6,883,874             25,139,651                2.2%
    Other Securities.................................................                      130,973,674               11.5%
                                                                                        --------------               ----
TOTAL MATERIALS......................................................                      380,070,650               33.1%
                                                                                        --------------               ----
REAL ESTATE -- (4.1%)
    Colliers International Group, Inc................................   224,919             15,070,307                1.3%
    FirstService Corp................................................     1,234                107,741                0.0%
    FirstService Corp................................................   153,669             13,412,640                1.2%
#   Tricon Capital Group, Inc........................................ 1,029,132              8,329,320                0.7%
    Other Securities.................................................                       17,246,869                1.5%
                                                                                        --------------               ----
TOTAL REAL ESTATE....................................................                       54,166,877                4.7%
                                                                                        --------------               ----
UTILITIES -- (5.9%)
#   Boralex, Inc., Class A...........................................   485,312              8,032,649                0.7%
    Capital Power Corp...............................................   724,420             17,363,859                1.5%
    Innergex Renewable Energy, Inc...................................   740,781              9,246,404                0.8%
    Northland Power, Inc.............................................   513,208             10,247,795                0.9%
#   Superior Plus Corp............................................... 1,170,310             10,564,867                0.9%
    TransAlta Corp................................................... 2,047,057             12,091,795                1.1%
#   TransAlta Renewables, Inc........................................   779,039              8,387,194                0.7%
    Other Securities.................................................                        2,618,233                0.2%
                                                                                        --------------               ----
TOTAL UTILITIES......................................................                       78,552,796                6.8%
                                                                                        --------------               ----
TOTAL COMMON STOCKS..................................................                    1,145,113,156               99.7%
                                                                                        --------------               ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                          525,727                0.0%
                                                                                        --------------               ----
TOTAL INVESTMENT SECURITIES (Cost $1,363,796,012)....................                    1,145,638,883
                                                                                        ==============

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (13.7%)
@(S)  The DFA Short Term Investment Fund............................... 15,667,770 $  181,291,764       15.8%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,545,068,154)................................................            $1,326,930,647      115.5%
                                                                                   ==============      =====

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ---------------------------------------------------
                                                                LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                                             -------------- ------------ -------- --------------
Common Stocks
   Communication Services................................... $   26,602,932           --       -- $   26,602,932
   Consumer Discretionary...................................     63,280,149 $      6,877       --     63,287,026
   Consumer Staples.........................................     52,692,074           --       --     52,692,074
   Energy...................................................    169,654,103      502,007       --    170,156,110
   Financials...............................................    121,532,613           --       --    121,532,613
   Health Care..............................................     20,377,182           --       --     20,377,182
   Industrials..............................................    131,392,946           --       --    131,392,946
   Information Technology...................................     46,281,950           --       --     46,281,950
   Materials................................................    380,070,161          489       --    380,070,650
   Real Estate..............................................     54,166,877           --       --     54,166,877
   Utilities................................................     78,552,796           --       --     78,552,796
Rights/Warrants
   Communication Services...................................             --       50,475       --         50,475
   Energy...................................................             --           76       --             76
   Materials................................................             --      475,176       --        475,176
Securities Lending Collateral...............................             --  181,291,764       --    181,291,764
                                                             -------------- ------------ -------- --------------
TOTAL....................................................... $1,144,603,783 $182,326,864       -- $1,326,930,647
                                                             ============== ============ ======== ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (95.8%)
BRAZIL -- (6.7%)
    Ambev SA, ADR....................................................  5,984,451         $   25,792,984                0.4%
    B3 SA - Brasil Bolsa Balcao......................................  1,724,517             20,803,424                0.3%
    JBS SA...........................................................  2,773,918             19,567,171                0.3%
    Petroleo Brasileiro SA...........................................  3,033,556             24,734,393                0.4%
    Petroleo Brasileiro SA, Sponsored ADR (US71654V1017).............  1,299,604             19,611,024                0.3%
*   Vale SA..........................................................  3,260,013             38,367,434                0.6%
*   Vale SA, Sponsored ADR...........................................  1,665,738             19,555,770                0.3%
    Other Securities.................................................                       239,077,732                4.1%
                                                                                         --------------               ----
TOTAL BRAZIL.........................................................                       407,509,932                6.7%
                                                                                         --------------               ----
CHILE -- (1.1%)
    Other Securities.................................................                        64,756,864                1.1%
                                                                                         --------------               ----
CHINA -- (17.4%)
*   Alibaba Group Holding, Ltd., Sponsored ADR.......................    468,034             82,687,567                1.4%
*   Baidu, Inc., Sponsored ADR.......................................    187,957             19,143,421                0.3%
    China Construction Bank Corp., Class H........................... 50,692,590             40,618,473                0.7%
    China Mobile, Ltd., Sponsored ADR................................    903,735             36,492,819                0.6%
    China Overseas Land & Investment, Ltd............................  5,818,000             18,358,646                0.3%
    Industrial & Commercial Bank of China, Ltd., Class H............. 37,297,185             26,719,448                0.5%
    Ping An Insurance Group Co. of China, Ltd., Class H..............  3,770,000             43,512,512                0.7%
    Tencent Holdings, Ltd............................................  3,697,300            149,973,259                2.5%
    Other Securities.................................................                       646,167,913               10.6%
                                                                                         --------------               ----
TOTAL CHINA..........................................................                     1,063,674,058               17.6%
                                                                                         --------------               ----
COLOMBIA -- (0.4%)
    Other Securities.................................................                        25,468,955                0.4%
                                                                                         --------------               ----
CZECH REPUBLIC -- (0.1%)
    Other Securities.................................................                         7,589,130                0.1%
                                                                                         --------------               ----
EGYPT -- (0.1%)
    Other Securities.................................................                         8,954,586                0.1%
                                                                                         --------------               ----
GREECE -- (0.4%)
    Other Securities.................................................                        22,608,755                0.4%
                                                                                         --------------               ----
HUNGARY -- (0.5%)
    Other Securities.................................................                        28,120,733                0.5%
                                                                                         --------------               ----
INDIA -- (13.2%)
    HDFC Bank Ltd....................................................  2,767,968             47,944,947                0.8%
    Hindustan Unilever, Ltd..........................................    959,377             29,474,730                0.5%
    Housing Development Finance Corp., Ltd...........................  1,218,361             36,652,982                0.6%
    Infosys, Ltd.....................................................  3,610,458             34,788,558                0.6%
    Reliance Industries, Ltd.........................................  3,145,620             64,868,528                1.1%
    Reliance Industries, Ltd., GDR...................................      3,374                138,370                0.0%
    Tata Consultancy Services, Ltd...................................  1,281,838             41,123,575                0.7%
    Other Securities.................................................                       551,306,729                9.1%
                                                                                         --------------               ----
TOTAL INDIA..........................................................                       806,298,419               13.4%
                                                                                         --------------               ----

THE EMERGING MARKETS SERIES

CONTINUED

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
INDONESIA -- (2.7%)
    Bank Central Asia Tbk PT.........................................  8,457,600          $ 18,930,876                 0.3%
    Bank Rakyat Indonesia Persero Tbk PT............................. 63,168,800            18,927,597                 0.3%
    Other Securities.................................................                      128,729,943                 2.2%
                                                                                          ------------                 ---
TOTAL INDONESIA......................................................                      166,588,416                 2.8%
                                                                                          ------------                 ---
MALAYSIA -- (2.6%)
    Public Bank Bhd..................................................  3,656,014            17,743,930                 0.3%
    Other Securities.................................................                      143,535,791                 2.4%
                                                                                          ------------                 ---
TOTAL MALAYSIA.......................................................                      161,279,721                 2.7%
                                                                                          ------------                 ---
MEXICO -- (3.6%)
#   America Movil S.A.B. de C.V...................................... 48,207,854            38,167,318                 0.6%
    Grupo Financiero Banorte S.A.B. de C.V...........................  5,267,183            28,799,538                 0.5%
#   Wal-Mart de Mexico S.A.B. de C.V.................................  7,198,435            21,573,040                 0.4%
    Other Securities.................................................                      133,077,457                 2.2%
                                                                                          ------------                 ---
TOTAL MEXICO.........................................................                      221,617,353                 3.7%
                                                                                          ------------                 ---
NETHERLANDS -- (0.1%)
    Other Security...................................................                        3,425,675                 0.1%
                                                                                          ------------                 ---
PERU -- (0.3%)
    Other Securities.................................................                       17,530,969                 0.3%
                                                                                          ------------                 ---
PHILIPPINES -- (1.4%)
    Other Securities.................................................                       88,326,781                 1.5%
                                                                                          ------------                 ---
POLAND -- (1.4%)
    Other Securities.................................................                       84,513,278                 1.4%
                                                                                          ------------                 ---
RUSSIA -- (2.1%)
    Gazprom PJSC, Sponsored ADR......................................  2,221,918            17,812,774                 0.3%
    Lukoil PJSC, Sponsored ADR.......................................    240,181            22,133,405                 0.4%
    Sberbank of Russia PJSC, Sponsored ADR...........................  1,512,183            22,268,858                 0.4%
    Other Securities.................................................                       63,440,823                 1.0%
                                                                                          ------------                 ---
TOTAL RUSSIA.........................................................                      125,655,860                 2.1%
                                                                                          ------------                 ---
SOUTH AFRICA -- (6.6%)
    Absa Group, Ltd..................................................  2,048,444            21,009,003                 0.4%
    AngloGold Ashanti, Ltd., Sponsored ADR...........................  1,511,371            33,371,072                 0.6%
    FirstRand, Ltd...................................................  4,821,116            20,841,591                 0.3%
    Gold Fields, Ltd., Sponsored ADR.................................  3,517,277            21,736,772                 0.4%
#   MTN Group, Ltd...................................................  4,153,006            25,705,368                 0.4%
    Naspers, Ltd., Class N...........................................    269,196            38,093,520                 0.6%
    Standard Bank Group, Ltd.........................................  2,064,368            23,699,452                 0.4%
    Other Securities.................................................                      216,360,272                 3.5%
                                                                                          ------------                 ---
TOTAL SOUTH AFRICA...................................................                      400,817,050                 6.6%
                                                                                          ------------                 ---
SOUTH KOREA -- (14.8%)
    NAVER Corp.......................................................    127,452            17,970,279                 0.3%
    Samsung Electronics Co., Ltd.....................................  4,912,950           212,336,945                 3.5%
    Samsung Electronics Co., Ltd. , GDR (4942818)....................     52,509            56,131,486                 0.9%
    SK Hynix, Inc....................................................    821,484            57,763,436                 1.0%

THE EMERGING MARKETS SERIES

CONTINUED

                                                                                            PERCENTAGE
                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                               ---------- ------------------------------- ---------------
SOUTH KOREA -- (Continued)
     Other Securities.........................                    $  563,199,923                9.3%
                                                                  --------------               ----
TOTAL SOUTH KOREA.............................                       907,402,069               15.0%
                                                                  --------------               ----
SPAIN -- (0.1%)
     Other Securities.........................                         4,410,951                0.1%
                                                                  --------------               ----
TAIWAN -- (16.0%)
     ASE Technology Holding Co., Ltd..........  7,079,782             18,368,006                0.3%
     Hon Hai Precision Industry Co., Ltd......  9,612,322             25,387,128                0.4%
     Largan Precision Co., Ltd................    133,860             19,641,853                0.3%
     Taiwan Semiconductor Manufacturing Co.,
       Ltd ................................... 22,557,808            221,061,961                3.7%
     Taiwan Semiconductor Manufacturing Co.,
       Ltd., Sponsored ADR                      1,784,041             92,110,037                1.5%
     Other Securities.........................                       600,580,578               10.0%
                                                                  --------------               ----
TOTAL TAIWAN..................................                       977,149,563               16.2%
                                                                  --------------               ----
THAILAND -- (3.4%)
     PTT PCL.................................. 16,434,000             24,627,869                0.4%
     Other Securities.........................                       185,433,274                3.1%
                                                                  --------------               ----
TOTAL THAILAND................................                       210,061,143                3.5%
                                                                  --------------               ----
TURKEY -- (0.8%)
     Other Securities.........................                        50,321,568                0.8%
                                                                  --------------               ----
UNITED KINGDOM -- (0.0%)
     Other Security...........................                         2,900,887                0.0%
                                                                  --------------               ----
TOTAL COMMON STOCKS...........................                     5,856,982,716               97.1%
                                                                  --------------               ----
PREFERRED STOCKS -- (2.0%)

BRAZIL -- (1.9%)
     Banco Bradesco SA........................  2,296,111             20,135,700                0.3%
     Itau Unibanco Holding SA.................  4,269,308             38,568,016                0.6%
     Petroleo Brasileiro SA...................  3,525,848             26,717,497                0.4%
     Other Securities.........................                        28,934,909                0.6%
                                                                  --------------               ----
TOTAL BRAZIL..................................                       114,356,122                1.9%
                                                                  --------------               ----
CHILE -- (0.0%)
     Other Security...........................                         1,187,481                0.0%
                                                                  --------------               ----
COLOMBIA -- (0.1%)
     Other Securities.........................                         5,471,738                0.1%
                                                                  --------------               ----
SOUTH KOREA -- (0.0%)
     Other Security...........................                           348,299                0.0%
                                                                  --------------               ----
TOTAL PREFERRED STOCKS........................                       121,363,640                2.0%
                                                                  --------------               ----
RIGHTS/WARRANTS -- (0.0%)
     Other Securities.........................                            64,488                0.0%
                                                                  --------------               ----
TOTAL INVESTMENT SECURITIES
  (Cost $4,151,605,364).......................                     5,978,410,844
                                                                  --------------

THE EMERGING MARKETS SERIES

CONTINUED

                                                                                                    PERCENTAGE
                                                                          SHARES       VALUE+     OF NET ASSETS++
                                                                        ---------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (2.2%)
@(S)  The DFA Short Term Investment Fund............................... 11,523,978 $  133,343,951        2.2%
                                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
(Cost $4,284,929,744)..................................................            $6,111,754,795      101.3%
                                                                                   ==============      =====

As of October 31, 2019, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                                                            UNREALIZED
                                                             NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                                  CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                                  --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..............................    650     12/20/19  $33,538,198 $33,845,500    $307,302
S&P 500(R) Emini Index......................................     60     12/20/19    9,010,755   9,107,400      96,645
                                                                                  ----------- -----------    --------
TOTAL FUTURES CONTRACTS.....................................                      $42,548,953 $42,952,900    $403,947
                                                                                  =========== ===========    ========

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ------------------------------------------------
                                                               LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                                             ------------ ------------ ------- --------------
Common Stocks
   Brazil................................................... $407,509,932           --   --    $  407,509,932
   Chile....................................................   36,663,260 $ 28,093,604   --        64,756,864
   China....................................................  264,262,188  799,411,870   --     1,063,674,058
   Colombia.................................................   25,468,955           --   --        25,468,955
   Czech Republic...........................................           --    7,589,130   --         7,589,130
   Egypt....................................................      264,880    8,689,706   --         8,954,586
   Greece...................................................           --   22,608,755   --        22,608,755
   Hungary..................................................           --   28,120,733   --        28,120,733
   India....................................................   35,347,463  770,950,956   --       806,298,419
   Indonesia................................................    5,682,660  160,905,756   --       166,588,416
   Malaysia.................................................           --  161,279,721   --       161,279,721
   Mexico...................................................  221,617,353           --   --       221,617,353
   Netherlands..............................................    3,425,675           --   --         3,425,675
   Peru.....................................................   17,530,969           --   --        17,530,969
   Philippines..............................................    2,545,890   85,780,891   --        88,326,781
   Poland...................................................           --   84,513,278   --        84,513,278
   Russia...................................................   20,627,226  105,028,634   --       125,655,860
   South Africa.............................................   71,570,426  329,246,624   --       400,817,050
   South Korea..............................................   17,936,063  889,466,006   --       907,402,069
   Spain....................................................    4,410,951           --   --         4,410,951
   Taiwan...................................................  102,539,692  874,609,871   --       977,149,563
   Thailand.................................................  210,061,143           --   --       210,061,143
   Turkey...................................................      403,894   49,917,674   --        50,321,568
   United Kingdom...........................................           --    2,900,887   --         2,900,887
Preferred Stocks
   Brazil...................................................  114,356,122           --   --       114,356,122
   Chile....................................................           --    1,187,481   --         1,187,481
   Colombia.................................................    5,471,738           --   --         5,471,738
   South Korea..............................................      348,299           --   --           348,299

THE EMERGING MARKETS SERIES

CONTINUED


                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                                LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                                             -------------- -------------- ------- --------------
Rights/Warrants
   Taiwan...................................................             -- $       39,852   --    $       39,852
   Thailand.................................................             --         24,636   --            24,636
Securities Lending Collateral...............................             --    133,343,951   --       133,343,951
Futures Contracts**......................................... $      403,947             --   --           403,947
                                                             -------------- --------------   --    --------------
TOTAL....................................................... $1,568,448,726 $4,543,710,016   --    $6,112,158,742
                                                             ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                   PERCENTAGE
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                      ---------- ------------------------------- ---------------
COMMON STOCKS -- (94.8%)
BRAZIL -- (9.0%)
    Aliansce Sonae Shopping Centers SA...............................  1,180,268         $   12,522,204                0.2%
#*  Azul SA, ADR.....................................................    548,855             21,394,368                0.3%
    BR Malls Participacoes SA........................................  7,133,056             27,301,436                0.4%
    Cia de Saneamento do Parana......................................    879,307             19,995,711                0.3%
    CVC Brasil Operadora e Agencia de Viagens SA.....................  1,091,287             13,940,066                0.2%
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..........  2,708,304             18,185,919                0.3%
    EDP - Energias do Brasil SA......................................  2,821,314             13,345,051                0.2%
    Equatorial Energia SA............................................  1,340,358             34,049,538                0.5%
    MRV Engenharia e Participacoes SA................................  3,320,154             14,562,152                0.2%
    Qualicorp Consultoria e Corretora de Seguros SA..................  2,491,663             19,818,988                0.3%
    Sul America SA...................................................  2,867,714             34,529,843                0.5%
    Transmissora Alianca de Energia Eletrica SA......................  3,338,651             24,041,950                0.4%
    YDUQS Part.......................................................  2,462,379             24,098,834                0.4%
    Other Securities.................................................                       317,186,665                5.1%
                                                                                         --------------               ----
TOTAL BRAZIL.........................................................                       594,972,725                9.3%
                                                                                         --------------               ----
CHILE -- (1.3%)
    Parque Arauco SA.................................................  5,633,230             14,829,285                0.2%
    Other Securities.................................................                        72,713,462                1.2%
                                                                                         --------------               ----
TOTAL CHILE..........................................................                        87,542,747                1.4%
                                                                                         --------------               ----
CHINA -- (16.0%)
*   3SBio, Inc.......................................................  7,919,000             14,751,165                0.2%
*   51job, Inc., ADR.................................................    146,514             11,540,908                0.2%
#*  Baozun, Inc., Sponsored ADR......................................    268,776             11,697,132                0.2%
#   China Aoyuan Group, Ltd..........................................  9,391,000             12,001,039                0.2%
    China Medical System Holdings, Ltd...............................  8,837,500             11,984,741                0.2%
    CIFI Holdings Group Co., Ltd..................................... 17,899,964             11,938,845                0.2%
    Far East Horizon, Ltd............................................ 12,557,000             11,888,254                0.2%
    Kingboard Holdings, Ltd..........................................  4,368,421             11,641,413                0.2%
#   Kingdee International Software Group Co., Ltd.................... 14,416,200             15,796,538                0.3%
    Li Ning Co., Ltd.................................................  4,131,000             14,007,474                0.2%
    Minth Group, Ltd.................................................  4,297,000             15,199,257                0.2%
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H......... 11,908,000             13,670,868                0.2%
    Shenzhen International Holdings, Ltd.............................  7,852,816             15,965,018                0.3%
    Other Securities.................................................                       884,582,712               13.6%
                                                                                         --------------               ----
TOTAL CHINA..........................................................                     1,056,665,364               16.4%
                                                                                         --------------               ----
COLOMBIA -- (0.3%)
    Other Securities.................................................                        20,876,303                0.3%
                                                                                         --------------               ----
GREECE -- (0.4%)
    Other Securities.................................................                        27,820,918                0.4%
                                                                                         --------------               ----
HONG KONG -- (0.0%)
    Other Security...................................................                           569,179                0.0%
                                                                                         --------------               ----
HUNGARY -- (0.1%)
    Other Securities.................................................                         8,006,662                0.1%
                                                                                         --------------               ----

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

                                                                                                              PERCENTAGE
                                                                   SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                 ---------- ------------------------------- ---------------
INDIA -- (11.0%)
    Crompton Greaves Consumer Electricals, Ltd..................  3,162,419         $   11,359,638                0.2%
    Federal Bank, Ltd........................................... 10,224,242             12,069,446                0.2%
    Other Securities............................................                       698,199,583               10.8%
                                                                                    --------------               ----
TOTAL INDIA.....................................................                       721,628,667               11.2%
                                                                                    --------------               ----
INDONESIA -- (2.7%)
    Other Securities............................................                       175,060,520                2.7%
                                                                                    --------------               ----
MALAYSIA -- (3.1%)
    Other Securities............................................                       204,764,291                3.2%
                                                                                    --------------               ----
MEXICO -- (3.1%)
#*  Alsea S.A.B. de C.V.........................................  4,593,827             12,226,961                0.2%
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V..........  3,075,478             21,342,009                0.3%
    Megacable Holdings S.A.B. de C.V............................  2,886,613             11,850,172                0.2%
    Other Securities............................................                       156,117,191                2.4%
                                                                                    --------------               ----
TOTAL MEXICO....................................................                       201,536,333                3.1%
                                                                                    --------------               ----
PHILIPPINES -- (1.4%)
    Other Securities............................................                        93,020,607                1.4%
                                                                                    --------------               ----
POLAND -- (1.1%)
    Other Securities............................................                        72,344,163                1.1%
                                                                                    --------------               ----
RUSSIA -- (0.2%)
    Other Securities............................................                        10,911,600                0.2%
                                                                                    --------------               ----
SOUTH AFRICA -- (6.9%)
    African Rainbow Minerals, Ltd...............................  1,136,508             11,386,338                0.2%
    AVI, Ltd....................................................  2,690,297             15,447,267                0.2%
#   Barloworld, Ltd.............................................  2,004,459             15,965,466                0.3%
    Clicks Group, Ltd...........................................  1,489,117             24,206,910                0.4%
#   Foschini Group, Ltd. (The)..................................  1,303,259             15,030,287                0.2%
    Gold Fields, Ltd., Sponsored ADR............................  2,024,601             12,512,034                0.2%
#*  Impala Platinum Holdings, Ltd...............................  5,947,577             40,948,861                0.6%
    Life Healthcare Group Holdings, Ltd.........................  8,269,032             13,059,201                0.2%
*   Northam Platinum, Ltd.......................................  3,302,942             22,303,408                0.4%
    Pick n Pay Stores, Ltd......................................  2,900,901             12,673,046                0.2%
*   Sibanye Gold, Ltd...........................................  9,471,405             18,286,388                0.3%
#   SPAR Group, Ltd. (The)......................................  1,529,759             20,581,718                0.3%
    Truworths International, Ltd................................  3,181,399             11,275,738                0.2%
    Other Securities............................................                       220,487,865                3.4%
                                                                                    --------------               ----
TOTAL SOUTH AFRICA..............................................                       454,164,527                7.1%
                                                                                    --------------               ----
SOUTH KOREA -- (14.5%)
    Other Securities............................................                       955,041,081               14.9%
                                                                                    --------------               ----
TAIWAN -- (18.8%)
#   Walsin Technology Corp......................................  1,910,793             11,439,639                0.2%
    Other Securities............................................                     1,224,311,164               19.0%
                                                                                    --------------               ----
TOTAL TAIWAN....................................................                     1,235,750,803               19.2%
                                                                                    --------------               ----

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

                                                                                                           PERCENTAGE
                                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                              ---------- ------------------------------- ---------------
THAILAND -- (3.8%)
      Other Securities.......................................                    $  248,320,312                 3.9%
                                                                                 --------------               -----
TURKEY -- (1.1%)
      Other Securities.......................................                        74,222,083                 1.2%
                                                                                 --------------               -----
TOTAL COMMON STOCKS..........................................                     6,243,218,885                97.1%
                                                                                 --------------               -----
PREFERRED STOCKS -- (1.8%)

BRAZIL -- (1.7%)
      Cia de Saneamento do Parana............................  2,843,901             12,877,507                 0.2%
      Cia de Transmissao de Energia Eletrica Paulista........  1,944,669             11,428,961                 0.2%
      Cia Energetica de Sao Paulo............................  1,846,188             13,672,057                 0.2%
      Cia Paranaense de Energia..............................    960,299             13,329,970                 0.2%
      Other Securities.......................................                        59,324,611                 0.9%
                                                                                 --------------               -----
TOTAL BRAZIL.................................................                       110,633,106                 1.7%
                                                                                 --------------               -----
CHILE -- (0.0%)
      Other Security.........................................                         1,243,749                 0.0%
                                                                                 --------------               -----
COLOMBIA -- (0.1%)
      Other Securities.......................................                         1,722,387                 0.1%
                                                                                 --------------               -----
TOTAL PREFERRED STOCKS.......................................                       113,599,242                 1.8%
                                                                                 --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities.......................................                           986,614                 0.0%
                                                                                 --------------               -----
TOTAL INVESTMENT SECURITIES
  (Cost $6,275,401,168)......................................                     6,357,804,741
                                                                                 --------------

                                                                                     VALUE+
                                                                         -------------------------------
SECURITIES LENDING COLLATERAL -- (3.4%)
@(S)  The DFA Short Term Investment Fund..................... 19,599,035            226,780,436                 3.5%
                                                                                 --------------               -----
TOTAL INVESTMENTS--(100.0%)
(Cost $6,502,156,830)........................................                    $6,584,585,177               102.4%
                                                                                 ==============               =====

As of October 31, 2019, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                                            UNREALIZED
                                                             NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                                  CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                                  --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..............................    650     12/20/19  $33,392,884 $33,845,500    $452,616
S&P 500(R) Emini Index......................................     72     12/20/19   10,624,869  10,928,880     304,011
                                                                                  ----------- -----------    --------
TOTAL FUTURES CONTRACTS.....................................                      $44,017,753 $44,774,380    $756,627
                                                                                  =========== ===========    ========

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED


Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------------
                                                                LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                                             -------------- -------------- ------- --------------
Common Stocks
   Brazil................................................... $  594,972,725             --   --    $  594,972,725
   Chile....................................................        302,888 $   87,239,859   --        87,542,747
   China....................................................     81,475,059    975,190,305   --     1,056,665,364
   Colombia.................................................     20,876,303             --   --        20,876,303
   Greece...................................................             --     27,820,918   --        27,820,918
   Hong Kong................................................             --        569,179   --           569,179
   Hungary..................................................             --      8,006,662   --         8,006,662
   India....................................................      6,541,236    715,087,431   --       721,628,667
   Indonesia................................................        482,881    174,577,639   --       175,060,520
   Malaysia.................................................         41,885    204,722,406   --       204,764,291
   Mexico...................................................    201,516,550         19,783   --       201,536,333
   Philippines..............................................             --     93,020,607   --        93,020,607
   Poland...................................................             --     72,344,163   --        72,344,163
   Russia...................................................     10,911,600             --   --        10,911,600
   South Africa.............................................     21,009,004    433,155,523   --       454,164,527
   South Korea..............................................         74,289    954,966,792   --       955,041,081
   Taiwan...................................................        100,823  1,235,649,980   --     1,235,750,803
   Thailand.................................................    248,293,158         27,154   --       248,320,312
   Turkey...................................................             --     74,222,083   --        74,222,083
Preferred Stocks
   Brazil...................................................    110,633,106             --   --       110,633,106
   Chile....................................................             --      1,243,749   --         1,243,749
   Colombia.................................................      1,722,387             --   --         1,722,387
Rights/Warrants
   Indonesia................................................             --         91,796   --            91,796
   Malaysia.................................................             --          5,446   --             5,446
   South Korea..............................................             --        115,112   --           115,112
   Taiwan...................................................             --         97,373   --            97,373
   Turkey...................................................             --        676,887   --           676,887
Securities Lending Collateral...............................             --    226,780,436   --       226,780,436
Futures Contracts**.........................................        756,627             --   --           756,627
                                                             -------------- --------------   --    --------------
TOTAL....................................................... $1,299,710,521 $5,285,631,283   --    $6,585,341,804
                                                             ============== ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                           THE JAPANESE   THE ASIA     THE UNITED
                                                                THE DFA       SMALL     PACIFIC SMALL KINGDOM SMALL
                                                             INTERNATIONAL   COMPANY       COMPANY       COMPANY
                                                             VALUE SERIES*   SERIES*       SERIES*       SERIES*
                                                             ------------- ------------ ------------- -------------
ASSETS:
Investment Securities at Value (including $321,088,
  $191,793, $231,554 and $17,450 of securities on loan,
  respectively).............................................  $12,234,481   $3,715,115   $1,631,316    $2,236,422
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $257,560, $91,192, $48,843 and
  $18,811)..................................................      257,592       91,203       48,848        18,814
Segregated Cash for Futures Contracts.......................        4,457           --           --            --
Foreign Currencies at Value.................................      107,014        2,283        6,498         6,006
Cash........................................................        1,847        4,341           --           312
Receivables:
   Investment Securities Sold...............................       10,170        2,309        2,994        31,768
   Dividends, Interest and Tax Reclaims.....................       67,642       26,307        1,251         6,901
   Securities Lending Income................................          285          580          409            50
Unrealized Gain on Foreign Currency Contracts...............            1           --           --            --
                                                              -----------   ----------   ----------    ----------
       Total Assets.........................................   12,683,489    3,842,138    1,691,316     2,300,273
                                                              -----------   ----------   ----------    ----------
LIABILITIES:
Payables:
   Due to Custodian.........................................           --           --            2            --
   Upon Return of Securities Loaned.........................      257,574       91,233       48,834        18,814
   Investment Securities Purchased..........................        1,425        2,089          327         3,656
   Due to Advisor...........................................        2,064          308          137           187
   Line of Credit...........................................           --           --           10            --
   Futures Margin Variation.................................          419           --           --            --
Unrealized Loss on Foreign Currency Contracts...............           21           --           --            --
Accrued Expenses and Other Liabilities......................        1,136          331          163           165
                                                              -----------   ----------   ----------    ----------
       Total Liabilities....................................      262,639       93,961       49,473        22,822
                                                              -----------   ----------   ----------    ----------
NET ASSETS..................................................  $12,420,850   $3,748,177   $1,641,843    $2,277,451
                                                              ===========   ==========   ==========    ==========
Investment Securities at Cost...............................  $12,023,744   $3,300,844   $1,736,491    $2,084,250
                                                              ===========   ==========   ==========    ==========
Foreign Currencies at Cost..................................  $   105,529   $    2,272   $    6,486    $    5,978
                                                              ===========   ==========   ==========    ==========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                  THE
                                                                              CONTINENTAL THE CANADIAN              THE EMERGING
                                                                                 SMALL       SMALL     THE EMERGING   MARKETS
                                                                                COMPANY     COMPANY      MARKETS     SMALL CAP
                                                                                SERIES*     SERIES*      SERIES*      SERIES*
                                                                              ----------- ------------ ------------ ------------
ASSETS:
Investment Securities at Value (including $527,896, $215,322, $185,633
  and $582,271 of securities on loan, respectively).......................... $5,588,362   $1,145,639   $5,978,411   $6,357,805
Collateral from Securities on Loan Invested in Affiliate at Value (including
  cost of $514,827, $181,272, $133,324 and $226,756).........................    514,886      181,292      133,344      226,780
Segregated Cash for Futures Contracts........................................         --           --        2,068        2,144
Foreign Currencies at Value..................................................     10,125          741       34,952       34,447
Cash.........................................................................      3,377          810       17,655       20,377
Receivables:
   Investment Securities Sold................................................      4,167          899        9,555       13,550
   Dividends, Interest and Tax Reclaims......................................     12,045          843        5,724        8,133
   Securities Lending Income.................................................      1,327          232          389        2,865
                                                                              ----------   ----------   ----------   ----------
       Total Assets..........................................................  6,134,289    1,330,456    6,182,098    6,666,101
                                                                              ----------   ----------   ----------   ----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..........................................    514,881      181,271      133,343      226,726
   Investment Securities Purchased...........................................     10,962          384        3,829        6,560
   Due to Advisor............................................................        461           97          501        1,070
   Futures Margin Variation..................................................         --           --          293          300
Unrealized Loss on Foreign Currency Contracts................................         14           --           --           --
Deferred Taxes Payable.......................................................         --           --        8,904           --
Accrued Expenses and Other Liabilities.......................................        476           89        1,066        1,078
                                                                              ----------   ----------   ----------   ----------
       Total Liabilities.....................................................    526,794      181,841      147,936      235,734
                                                                              ----------   ----------   ----------   ----------
NET ASSETS................................................................... $5,607,495   $1,148,615   $6,034,162   $6,430,367
                                                                              ==========   ==========   ==========   ==========
Investment Securities at Cost................................................ $4,988,018   $1,363,796   $4,151,605   $6,275,401
                                                                              ==========   ==========   ==========   ==========
Foreign Currencies at Cost................................................... $   10,108   $      744   $   34,876   $   34,484
                                                                              ==========   ==========   ==========   ==========

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                                                      THE
                                                                                                 THE     THE ASIA   UNITED
                                                                                    THE DFA    JAPANESE  PACIFIC    KINGDOM
                                                                                 INTERNATIONAL  SMALL     SMALL      SMALL
                                                                                     VALUE     COMPANY   COMPANY    COMPANY
                                                                                    SERIES#    SERIES#   SERIES#    SERIES#
                                                                                 ------------- --------  --------  --------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $48,859, $8,503, $912 and $223,
     respectively)..............................................................   $490,858    $ 76,667  $ 64,269  $ 78,292
   Income from Securities Lending...............................................      7,065       9,223     6,043       460
                                                                                   --------    --------  --------  --------
          Total Investment Income...............................................    497,923      85,890    70,312    78,752
                                                                                   --------    --------  --------  --------
EXPENSES
   Investment Management Fees...................................................     24,092       3,519     1,659     2,223
   Accounting & Transfer Agent Fees.............................................        530         174       100       121
   Custodian Fees...............................................................      1,129         478       267       127
   Shareholders' Reports........................................................          6          12        12        12
   Directors'/Trustees' Fees & Expenses.........................................         71          22        10        12
   Professional Fees............................................................        243          59        28        36
   Other........................................................................        311         100        54        63
                                                                                   --------    --------  --------  --------
          Total Expenses........................................................     26,382       4,364     2,130     2,594
                                                                                   --------    --------  --------  --------
   Fees Paid Indirectly (Note C)................................................       (923)        (77)      (33)      (94)
                                                                                   --------    --------  --------  --------
   Net Expenses.................................................................     25,459       4,287     2,097     2,500
                                                                                   --------    --------  --------  --------
   NET INVESTMENT INCOME (LOSS).................................................    472,464      81,603    68,215    76,252
                                                                                   --------    --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................................    (46,440)     63,546    28,597    45,398
       Affiliated Investment Companies Shares Sold..............................         14          --         3         2
       Futures..................................................................      3,070          --       (97)       --
       Foreign Currency Transactions............................................        928         893      (572)   (1,016)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............................     (6,446)      2,479   (10,141)  105,943
       Affiliated Investment Companies Shares...................................        (10)         10         4         1
       Futures..................................................................      7,836          --        --        --
       Translation of Foreign Currency-Denominated Amounts......................        652           9        16       552
                                                                                   --------    --------  --------  --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................................    (40,396)     66,937    17,810   150,880
                                                                                   --------    --------  --------  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................   $432,068    $148,540  $ 86,025  $227,132
                                                                                   ========    ========  ========  ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                  THE       THE                  THE
                                                                              CONTINENTAL CANADIAN    THE     EMERGING
                                                                                 SMALL     SMALL    EMERGING   MARKETS
                                                                                COMPANY   COMPANY   MARKETS   SMALL CAP
                                                                                SERIES#   SERIES#   SERIES#    SERIES#
                                                                              ----------- --------  --------  ---------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $21,820, $4,102, $21,598 and
     $21,638, respectively)..................................................  $138,372   $ 23,553  $181,427  $170,320
   Income from Securities Lending............................................    15,048      4,211     4,327    38,473
                                                                               --------   --------  --------  --------
          Total Investment Income............................................   153,420     27,764   185,754   208,793
                                                                               --------   --------  --------  --------
EXPENSES
   Investment Management Fees................................................     5,366      1,118     5,856    13,268
   Accounting & Transfer Agent Fees..........................................       253         71       273       304
   Custodian Fees............................................................       798         76     2,111     2,718
   Shareholders' Reports.....................................................        13         12        12        11
   Directors'/Trustees' Fees & Expenses......................................        32          6        35        40
   Professional Fees.........................................................       164         17       182       187
   Other.....................................................................       164         28       155       204
                                                                               --------   --------  --------  --------
          Total Expenses.....................................................     6,790      1,328     8,624    16,732
                                                                               --------   --------  --------  --------
   Fees Paid Indirectly (Note C).............................................      (276)       (46)     (741)     (530)
                                                                               --------   --------  --------  --------
   Net Expenses..............................................................     6,514      1,282     7,883    16,202
                                                                               --------   --------  --------  --------
   NET INVESTMENT INCOME (LOSS)..............................................   146,906     26,482   177,871   192,591
                                                                               --------   --------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**..........................................   271,616    (81,417)  (58,802)   60,673
       Affiliated Investment Companies Shares Sold...........................         7         (6)       (6)        3
       Futures...............................................................        --         --     1,845      (614)
       Foreign Currency Transactions.........................................      (101)       172      (438)   (2,493)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency............................    20,336     60,948   502,945   564,555
       Affiliated Investment Companies Shares................................        46         16         9        19
       Futures...............................................................        --         --     3,110     3,854
       Translation of Foreign Currency-Denominated Amounts...................        63          6        21        42
                                                                               --------   --------  --------  --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................   291,967    (20,281)  448,684   626,039
                                                                               --------   --------  --------  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............  $438,873   $  6,201  $626,555  $818,630
                                                                               ========   ========  ========  ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      THE DFA INTERNATIONAL     THE JAPANESE SMALL
                                                                          VALUE SERIES            COMPANY SERIES
                                                                    ------------------------  ----------------------
                                                                       YEAR         YEAR         YEAR        YEAR
                                                                       ENDED        ENDED        ENDED       ENDED
                                                                      OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                                       2019         2018         2019        2018
                                                                    -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   472,464  $   420,496  $   81,603  $   80,378
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     (46,440)     410,722      63,546     229,342
       Affiliated Investment Companies Shares Sold.................          14         (107)         --        (137)
       Futures.....................................................       3,070       13,338          --          --
       Foreign Currency Transactions...............................         928       (5,911)        893      (2,149)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................      (6,446)  (1,897,300)      2,479    (628,895)
       Affiliated Investment Companies Shares......................         (10)          55          10          71
       Futures.....................................................       7,836       (9,675)         --          --
       Translation of Foreign Currency- Denominated Amounts........         652         (613)          9         280
                                                                    -----------  -----------  ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     432,068   (1,068,995)    148,540    (321,110)
                                                                    -----------  -----------  ----------  ----------
Transactions in Interest:
   Contributions...................................................     903,879    1,051,133     105,276     364,251
   Withdrawals.....................................................  (1,068,437)    (560,948)   (339,736)   (198,093)
                                                                    -----------  -----------  ----------  ----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................    (164,558)     490,185    (234,460)    166,158
                                                                    -----------  -----------  ----------  ----------
          Total Increase (Decrease) in Net Assets..................     267,510     (578,810)    (85,920)   (154,952)
NET ASSETS
   Beginning of Year...............................................  12,153,340   12,732,150   3,834,097   3,989,049
                                                                    -----------  -----------  ----------  ----------
   End of Year..................................................... $12,420,850  $12,153,340  $3,748,177  $3,834,097
                                                                    ===========  ===========  ==========  ==========

                                                                    THE ASIA PACIFIC SMALL
                                                                        COMPANY SERIES
                                                                    ----------------------
                                                                       YEAR        YEAR
                                                                       ENDED       ENDED
                                                                      OCT 31,     OCT 31,
                                                                       2019        2018
                                                                    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   68,215  $   76,219
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     28,597     (55,523)
       Affiliated Investment Companies Shares Sold.................          3         (60)
       Futures.....................................................        (97)       (134)
       Foreign Currency Transactions...............................       (572)       (898)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    (10,141)   (175,750)
       Affiliated Investment Companies Shares......................          4          42
       Futures.....................................................         --          --
       Translation of Foreign Currency- Denominated Amounts........         16          (7)
                                                                    ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................     86,025    (156,111)
                                                                    ----------  ----------
Transactions in Interest:
   Contributions...................................................     84,771     199,024
   Withdrawals.....................................................   (259,324)   (128,247)
                                                                    ----------  ----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................   (174,553)     70,777
                                                                    ----------  ----------
          Total Increase (Decrease) in Net Assets..................    (88,528)    (85,334)
NET ASSETS
   Beginning of Year...............................................  1,730,371   1,815,705
                                                                    ----------  ----------
   End of Year..................................................... $1,641,843  $1,730,371
                                                                    ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    THE UNITED KINGDOM SMALL  THE CONTINENTAL SMALL
                                                                        COMPANY SERIES            COMPANY SERIES
                                                                    ----------------------   -----------------------
                                                                       YEAR         YEAR        YEAR        YEAR
                                                                       ENDED        ENDED       ENDED       ENDED
                                                                      OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                                       2019         2018        2019        2018
                                                                    ----------   ----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   76,252   $   76,805  $  146,906  $   152,247
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................     45,398       85,120     271,616      319,242
       Affiliated Investment Companies Shares Sold.................          2           (9)          7         (101)
       Futures.....................................................         --           --          --          161
       Foreign Currency Transactions...............................     (1,016)      (1,153)       (101)      (2,498)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    105,943     (373,044)     20,336   (1,131,028)
       Affiliated Investment Companies Shares......................          1           --          46           78
       Translation of Foreign Currency- Denominated Amounts........        552         (181)         63         (371)
                                                                    ----------   ----------  ----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    227,132     (212,462)    438,873     (662,270)
                                                                    ----------   ----------  ----------  -----------
Transactions in Interest:
   Contributions...................................................     92,887      120,516     223,410      480,253
   Withdrawals.....................................................   (231,393)     (49,141)   (477,048)    (146,782)
                                                                    ----------   ----------  ----------  -----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................   (138,506)      71,375    (253,638)     333,471
                                                                    ----------   ----------  ----------  -----------
          Total Increase (Decrease) in Net Assets..................     88,626     (141,087)    185,235     (328,799)
NET ASSETS
   Beginning of Year...............................................  2,188,825    2,329,912   5,422,260    5,751,059
                                                                    ----------   ----------  ----------  -----------
   End of Year..................................................... $2,277,451   $2,188,825  $5,607,495  $ 5,422,260
                                                                    ==========   ==========  ==========  ===========

                                                                      THE CANADIAN SMALL
                                                                        COMPANY SERIES
                                                                    ----------------------
                                                                       YEAR        YEAR
                                                                       ENDED       ENDED
                                                                      OCT 31,     OCT 31,
                                                                       2019        2018
                                                                    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $   26,482  $   25,307
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................    (81,417)     27,505
       Affiliated Investment Companies Shares Sold.................         (6)        (19)
       Futures.....................................................         --          --
       Foreign Currency Transactions...............................        172         120
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     60,948    (185,376)
       Affiliated Investment Companies Shares......................         16          (3)
       Translation of Foreign Currency- Denominated Amounts........          6           6
                                                                    ----------  ----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................      6,201    (132,460)
                                                                    ----------  ----------
Transactions in Interest:
   Contributions...................................................     99,460     136,490
   Withdrawals.....................................................   (103,857)    (47,441)
                                                                    ----------  ----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................     (4,397)     89,049
                                                                    ----------  ----------
          Total Increase (Decrease) in Net Assets..................      1,804     (43,411)
NET ASSETS
   Beginning of Year...............................................  1,146,811   1,190,222
                                                                    ----------  ----------
   End of Year..................................................... $1,148,615  $1,146,811
                                                                    ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                      THE EMERGING MARKETS     THE EMERGING MARKETS
                                                                             SERIES              SMALL CAP SERIES
                                                                    -----------------------  ------------------------
                                                                       YEAR        YEAR         YEAR         YEAR
                                                                       ENDED       ENDED        ENDED        ENDED
                                                                      OCT 31,     OCT 31,      OCT 31,      OCT 31,
                                                                       2019        2018         2019         2018
                                                                    ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................... $  177,871  $   149,893  $   192,591  $   206,734
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /...........................    (58,802)      83,224       60,673      190,607
       Affiliated Investment Companies Shares Sold.................         (6)         (12)           3            3
       Futures.....................................................      1,845       (2,079)        (614)        (241)
       Foreign Currency Transactions...............................       (438)      (1,530)      (2,493)      (5,175)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................    502,945     (948,414)     564,555   (1,594,871)
       Affiliated Investment Companies Shares......................          9            7           19          (30)
       Futures.....................................................      3,110       (3,369)       3,854       (4,231)
       Translation of Foreign Currency-Denominated Amounts.........         21          (32)          42          (34)
                                                                    ----------  -----------  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations........................................    626,555     (722,312)     818,630   (1,207,238)
                                                                    ----------  -----------  -----------  -----------
Transactions in Interest:
   Contributions...................................................    437,177      667,220      324,046      667,652
   Withdrawals.....................................................   (499,219)  (1,198,466)  (1,018,611)    (407,569)
                                                                    ----------  -----------  -----------  -----------
          Net Increase (Decrease) from Transactions in
            Interest...............................................    (62,042)    (531,246)    (694,565)     260,083
                                                                    ----------  -----------  -----------  -----------
          Total Increase (Decrease) in Net Assets..................    564,513   (1,253,558)     124,065     (947,155)
NET ASSETS
   Beginning of Year...............................................  5,469,649    6,723,207    6,306,302    7,253,457
                                                                    ----------  -----------  -----------  -----------
   End of Year..................................................... $6,034,162  $ 5,469,649  $ 6,430,367  $ 6,306,302
                                                                    ==========  ===========  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             THE DFA INTERNATIONAL VALUE SERIES
                                                             -----------------------------------------------------------------
                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                             OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016  OCT 31, 2015
                                                             ------------ ------------  ------------ ------------  ------------
Total Return................................................        3.60%       (8.10%)       26.53%       (0.10%)       (5.35%)
                                                             -----------  -----------   -----------   ----------    ----------
Net Assets, End of Year (thousands)......................... $12,420,850  $12,153,340   $12,732,150   $9,729,540    $9,227,905
Ratio of Expenses to Average Net Assets.....................        0.21%        0.22%         0.22%        0.22%         0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................        0.22%        0.22%         0.22%        0.22%         0.22%
Ratio of Net Investment Income to Average Net Assets........        3.92%        3.21%         3.33%        3.72%         3.31%
Portfolio Turnover Rate.....................................          16%          20%           17%          17%           21%

                                                                             THE JAPANESE SMALL COMPANY SERIES
                                                             ----------------------------------------------------------------
                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                             OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                             ------------ ------------  ------------ ------------ ------------
Total Return................................................        4.47%       (7.46%)       27.10%       14.53%        9.04%
                                                              ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands).........................  $3,748,177   $3,834,097    $3,989,049   $3,132,594   $2,631,688
Ratio of Expenses to Average Net Assets.....................        0.12%        0.12%         0.13%        0.13%        0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................        0.12%        0.12%         0.13%        0.13%        0.13%
Ratio of Net Investment Income to Average Net Assets........        2.32%        1.90%         1.90%        1.99%        1.69%
Portfolio Turnover Rate.....................................          12%          17%           13%          10%           6%

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           THE ASIA PACIFIC SMALL COMPANY SERIES
                                                             ----------------------------------------------------------------
                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                             OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                             ------------ ------------  ------------ ------------ ------------
Total Return................................................        5.27%       (8.14%)       16.21%       16.69%      (11.83%)
                                                              ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands).........................  $1,641,843   $1,730,371    $1,815,705   $1,555,736   $1,228,274
Ratio of Expenses to Average Net Assets.....................        0.13%        0.13%         0.13%        0.13%        0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................        0.13%        0.13%         0.13%        0.13%        0.13%
Ratio of Net Investment Income to Average Net Assets........        4.11%        3.96%         3.82%        4.00%        4.17%
Portfolio Turnover Rate.....................................          18%          18%           14%          10%           7%

                                                                          THE UNITED KINGDOM SMALL COMPANY SERIES
                                                             -----------------------------------------------------------------
                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                             OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016  OCT 31, 2015
                                                             ------------ ------------  ------------ ------------  ------------
Total Return................................................       10.67%       (8.90%)       29.87%      (15.82%)        9.95%
                                                              ----------   ----------    ----------   ----------    ----------
Net Assets, End of Year (thousands).........................  $2,277,451   $2,188,825    $2,329,912   $1,683,465    $2,084,113
Ratio of Expenses to Average Net Assets.....................        0.11%        0.11%         0.12%        0.12%         0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................        0.12%        0.11%         0.12%        0.12%         0.11%
Ratio of Net Investment Income to Average Net Assets........        3.43%        3.23%         3.40%        4.36%         3.44%
Portfolio Turnover Rate.....................................          18%          14%            9%          15%           10%

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           THE CONTINENTAL SMALL COMPANY SERIES
                                                             ----------------------------------------------------------------

                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                             OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                             ------------ ------------  ------------ ------------ ------------
Total Return................................................        8.43%      (10.78%)       34.27%        6.10%        9.81%
                                                              ----------   ----------    ----------   ----------   ----------
Net Assets, End of Year (thousands).........................  $5,607,495   $5,422,260    $5,751,059   $4,147,925   $3,653,743
Ratio of Expenses to Average Net Assets.....................        0.12%        0.12%         0.13%        0.13%        0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................        0.13%        0.12%         0.13%        0.13%        0.13%
Ratio of Net Investment Income to Average Net Assets........        2.74%        2.51%         2.33%        2.49%        2.44%
Portfolio Turnover Rate.....................................          17%          15%           13%           9%          14%

                                                                          THE CANADIAN SMALL COMPANY SERIES
                                                             ----------------------------------------------------------
                                                                                                       YEAR      YEAR
                                                              YEAR ENDED   YEAR ENDED    YEAR ENDED  ENDED OCT ENDED OCT
                                                             OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 31, 2016  31, 2015
                                                             ------------ ------------  ------------ --------- ---------
Total Return................................................        1.00%      (10.44%)       12.10%    20.77%   (25.00%)
                                                              ----------   ----------    ----------  --------  --------
Net Assets, End of Year (thousands).........................  $1,148,615   $1,146,811    $1,190,222  $933,264  $623,132
Ratio of Expenses to Average Net Assets.....................        0.12%        0.12%         0.12%     0.12%     0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)..........................................        0.12%        0.12%         0.12%     0.12%     0.12%
Ratio of Net Investment Income to Average Net Assets........        2.37%        2.11%         2.14%     2.52%     2.73%
Portfolio Turnover Rate.....................................          12%          14%           22%        8%       18%

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      THE EMERGING MARKETS SERIES
                                                   ----------------------------------------------------------------
                                                    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                   ------------ ------------  ------------ ------------ ------------
Total Return......................................       11.40%      (11.83%)       25.26%       11.44%      (14.86%)
Net Assets, End of Year (thousands)...............  $6,034,162   $5,469,649    $6,723,207   $4,997,731   $4,403,555
Ratio of Expenses to Average Net Assets...........        0.14%        0.14%         0.15%        0.15%        0.16%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................        0.15%        0.14%         0.15%        0.15%        0.16%
Ratio of Net Investment Income to Average Net
  Assets..........................................        3.04%        2.40%         2.23%        2.45%        2.39%
Portfolio Turnover Rate...........................           9%          12%            8%           5%           9%

                                                                 THE EMERGING MARKETS SMALL CAP SERIES
                                                   ----------------------------------------------------------------
                                                    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   OCT 31, 2019 OCT 31, 2018  OCT 31, 2017 OCT 31, 2016 OCT 31, 2015
                                                   ------------ ------------  ------------ ------------ ------------
Total Return......................................       13.47%      (16.06%)       21.55%       14.45%       (9.42%)
Net Assets, End of Year (thousands)...............  $6,430,367   $6,306,302    $7,253,457   $5,515,647   $4,898,307
Ratio of Expenses to Average Net Assets...........        0.24%        0.24%         0.27%        0.26%        0.26%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)................        0.25%        0.24%         0.27%        0.26%        0.27%
Ratio of Net Investment Income to Average Net
  Assets..........................................        2.90%        2.77%         2.78%        2.89%        2.62%
Portfolio Turnover Rate...........................          12%          12%           15%          18%          18%

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the "Series"). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m.

ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m.
ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

   The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2019, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                The DFA International Value Series....... 0.20%
                The Japanese Small Company Series........ 0.10%
                The Asia Pacific Small Company Series.... 0.10%
                The United Kingdom Small Company Series.. 0.10%
                The Continental Small Company Series..... 0.10%
                The Canadian Small Company Series........ 0.10%
                The Emerging Markets Series.............. 0.10%
                The Emerging Markets Small Cap Series.... 0.20%

EARNED INCOME CREDIT:

   Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series' net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                        FEES PAID
                                                        INDIRECTLY
                                                        ----------
              The DFA International Value Series.......    $923
              The Japanese Small Company Series........      77
              The Asia Pacific Small Company Series....      33
              The United Kingdom Small Company Series..      94
              The Continental Small Company Series.....     276
              The Canadian Small Company Series........      46
              The Emerging Markets Series..............     741
              The Emerging Markets Small Cap Series....     530

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2019, the total related amounts paid by the Trust to the CCO were $73 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                 The DFA International Value Series....... $402
                 The Japanese Small Company Series........  101
                 The Asia Pacific Small Company Series....   51
                 The United Kingdom Small Company Series..   66
                 The Continental Small Company Series.....  133
                 The Canadian Small Company Series........   32
                 The Emerging Markets Series..............  166
                 The Emerging Markets Small Cap Series....  149

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Series' transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

                                                  PURCHASES    SALES
                                                  ---------- ----------
        The DFA International Value Series....... $2,227,903 $1,896,927
        The Japanese Small Company Series........ $  413,924 $  566,085
        The Asia Pacific Small Company Series.... $  303,278 $  331,966
        The United Kingdom Small Company Series.. $  414,490 $  399,311
        The Continental Small Company Series..... $  886,698 $  964,242
        The Canadian Small Company Series........ $  172,997 $  133,503

                                                  PURCHASES   SALES
                                                  --------- ----------
          The Emerging Markets Series............ $637,524  $  501,204
          The Emerging Markets Small Cap Series.. $761,452  $1,252,028

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                        NET
                                                      REALIZED   CHANGE IN                 SHARES
                    BALANCE AT                         GAIN/    UNREALIZED   BALANCE AT     AS OF
                    OCTOBER 31, PURCHASES   PROCEEDS   (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                       2018      AT COST   FROM SALES ON SALES DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                    ----------- ---------- ---------- -------- ------------- ----------- ----------- -------- -------------
THE DFA
  INTERNATIONAL
  VALUE SERIES
The DFA Short Term
  Investment
  Fund.............  $488,072   $5,259,583 $5,490,067   $14        $(10)      $257,592     22,262    $11,035       --
                     --------   ---------- ----------   ---        ----       --------     ------    -------       --
TOTAL..............  $488,072   $5,259,583 $5,490,067   $14        $(10)      $257,592     22,262    $11,035       --
                     ========   ========== ==========   ===        ====       ========     ======    =======       ==
THE JAPANESE SMALL
  COMPANY SERIES
The DFA Short Term
  Investment
  Fund.............  $218,283   $  566,951 $  694,041    --        $ 10       $ 91,203      7,882    $ 3,328       --
                     --------   ---------- ----------   ---        ----       --------     ------    -------       --
TOTAL..............  $218,283   $  566,951 $  694,041    --        $ 10       $ 91,203      7,882    $ 3,328       --
                     ========   ========== ==========   ===        ====       ========     ======    =======       ==
THE ASIA PACIFIC
  SMALL COMPANY
  SERIES
The DFA Short Term
  Investment
  Fund.............  $102,269   $  215,000 $  268,428   $ 3        $  4       $ 48,848      4,222    $ 2,167       --
                     --------   ---------- ----------   ---        ----       --------     ------    -------       --
TOTAL..............  $102,269   $  215,000 $  268,428   $ 3        $  4       $ 48,848      4,222    $ 2,167       --
                     ========   ========== ==========   ===        ====       ========     ======    =======       ==
THE UNITED
  KINGDOM SMALL
  COMPANY SERIES
The DFA Short Term
  Investment
  Fund.............  $ 25,540   $  222,126 $  228,855   $ 2        $  1       $ 18,814      1,626    $   729       --
                     --------   ---------- ----------   ---        ----       --------     ------    -------       --
TOTAL..............  $ 25,540   $  222,126 $  228,855   $ 2        $  1       $ 18,814      1,626    $   729       --
                     ========   ========== ==========   ===        ====       ========     ======    =======       ==
THE CONTINENTAL
  SMALL COMPANY
  SERIES
The DFA Short Term
  Investment
  Fund.............  $589,645   $1,524,995 $1,599,808   $ 7        $ 47       $514,886     44,498    $11,828       --
                     --------   ---------- ----------   ---        ----       --------     ------    -------       --
TOTAL..............  $589,645   $1,524,995 $1,599,808   $ 7        $ 47       $514,886     44,498    $11,828       --
                     ========   ========== ==========   ===        ====       ========     ======    =======       ==
THE CANADIAN SMALL
  COMPANY SERIES
The DFA Short Term
  Investment
  Fund.............  $154,044   $  912,955 $  885,717   $(6)       $ 16       $181,292     15,668    $ 3,714       --
                     --------   ---------- ----------   ---        ----       --------     ------    -------       --
TOTAL..............  $154,044   $  912,955 $  885,717   $(6)       $ 16       $181,292     15,668    $ 3,714       --
                     ========   ========== ==========   ===        ====       ========     ======    =======       ==

                                                         NET
                                                       REALIZED   CHANGE IN                 SHARES
                      BALANCE AT                        GAIN/    UNREALIZED   BALANCE AT     AS OF
                      OCTOBER 31, PURCHASES  PROCEEDS   (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                         2018      AT COST  FROM SALES ON SALES DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                      ----------- --------- ---------- -------- ------------- ----------- ----------- -------- -------------
THE EMERGING MARKETS
  SERIES
The DFA Short Term
  Investment Fund....  $135,212   $815,351   $817,222    $(6)        $ 9       $133,344     11,524     $3,779       --
                       --------   --------   --------    ---         ---       --------     ------     ------       --
TOTAL................  $135,212   $815,351   $817,222    $(6)        $ 9       $133,344     11,524     $3,779       --
                       ========   ========   ========    ===         ===       ========     ======     ======       ==
THE EMERGING MARKETS
  SMALL CAP SERIES
The DFA Short Term
  Investment Fund....  $308,694   $708,038   $789,974    $ 3         $19       $226,780     19,599     $6,729       --
                       --------   --------   --------    ---         ---       --------     ------     ------       --
TOTAL................  $308,694   $708,038   $789,974    $ 3         $19       $226,780     19,599     $6,729       --
                       ========   ========   ========    ===         ===       ========     ======     ======       ==

F. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                      NET
                                                                                   UNREALIZED
                                          FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                          TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                         ----------- ------------ -------------- --------------
The DFA International Value Series...... $12,333,319  $1,392,910   $(1,234,155)    $  158,755
The Japanese Small Company Series.......   3,458,783     730,459      (382,924)       347,535
The Asia Pacific Small Company Series...   1,819,346     298,364      (437,545)      (139,181)
The United Kingdom Small Company Series.   2,134,598     452,850      (332,212)       120,638
The Continental Small Company Series....   5,549,045   1,377,133      (822,930)       554,203
The Canadian Small Company Series.......   1,567,974     205,101      (446,144)      (241,043)
The Emerging Markets Series.............   4,314,649   2,254,714      (457,609)     1,797,105
The Emerging Markets Small Cap Series...   6,588,698   1,409,380    (1,413,493)        (4,113)

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

   Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom's (UK) vote to exit the EU in June 2016. Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series' investments.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Series.

   2. FUTURES CONTRACTS: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                       FUTURES**
                                                       ---------
               The DFA International Value Series.....  $98,810
               The Asia Pacific Small Company Series..      698
               The Emerging Markets Series............   40,095
               The Emerging Markets Small Cap Series..   42,911

** Average Notional Value of contracts

      The following is a summary of the Series' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                                 ASSET DERIVATIVES VALUE
                                                             --------------------------------
                                                              TOTAL VALUE AT      EQUITY
                                                             OCTOBER 31, 2019 CONTRACTS *,(1)
                                                             ---------------- ---------------
The DFA International Value Series..........................      $1,045          $1,045
The Emerging Markets Series.................................         404             404
The Emerging Markets Small Cap Series.......................         757             757

(1)Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                 REALIZED GAIN (LOSS) ON
                                                      DERIVATIVES
                                                 ---------------------
                                                             EQUITY
                                                  TOTAL   CONTRACTS (1)
                                                 ------   -------------
         The DFA International Value Series..... $3,070      $3,070
         The Asia Pacific Small Company Series..    (97)        (97)*
         The Emerging Markets Series............  1,845       1,845
         The Emerging Markets Small Cap Series..   (614)       (614)

                                               CHANGE IN UNREALIZED APPRECIATION
                                               (DEPRECIATION) ON DERIVATIVES
                                               ---------------------------------
                                                                  EQUITY
                                                  TOTAL         CONTRACTS (2)
                                               -------------- ---------------
      The DFA International Value Series......     $7,836         $7,836
      The Emerging Markets Series.............      3,110          3,110
      The Emerging Markets Small Cap Series...      3,854          3,854

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Series had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                               WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                                AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                             INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                             ------------- ------------ ------------ -------- ---------------
The DFA International Value Series..........................     1.30%        $   42          2         --        $    84
The Japanese Small Company Series...........................     2.96%         1,452         28        $ 3          4,590
The Asia Pacific Small Company Series.......................     2.84%         2,280         29          6         32,447
The United Kingdom Small Company Series.....................     3.01%           409         15         --          2,481
The Continental Small Company Series........................     2.70%         2,327         10          2         16,411
The Canadian Small Company Series...........................     2.15%           333          4         --            443
The Emerging Markets Series.................................     2.87%         2,184         12          2          9,553
The Emerging Markets Small Cap Series.......................     2.95%         7,687         36         24         45,493

                                                               OUTSTANDING
                                                                BORROWINGS
                                                             AS OF 10/31/2019
                                                             ----------------
The DFA International Value Series..........................        --
The Japanese Small Company Series...........................        --
The Asia Pacific Small Company Series.......................       $10
The United Kingdom Small Company Series.....................        --
The Continental Small Company Series........................        --
The Canadian Small Company Series...........................        --
The Emerging Markets Series.................................        --
The Emerging Markets Small Cap Series.......................        --

* Number of Days Outstanding represents the total single or consecutive days during the year ended October 31, 2019, that each Series' available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   For the year ended October 31, 2019, activity by the Series under the interfund lending program was as follows:

                                    WEIGHTED      WEIGHTED    NUMBER OF  INTEREST  MAXIMUM AMOUNT     OUTSTANDING
                      BORROWER OR    AVERAGE    AVERAGE LOAN    DAYS     EXPENSE/  BORROWED/LOANED     BORROWINGS
                        LENDER    INTEREST RATE   BALANCE    OUTSTANDING  INCOME  DURING THE PERIOD AS OF 10/31/2019
                      ----------- ------------- ------------ ----------- -------- ----------------- ----------------
The Emerging Markets
  Small Cap Series...  Borrower       2.80%          --           2         --           --                --

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

   For the year ended October 31, 2019, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                                    PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                                    --------- -------- --------------------
The DFA International Value Series.......................... $132,250  $124,185       $(31,843)
The Japanese Small Company Series...........................   77,611    45,808          2,930
The Asia Pacific Small Company Series.......................   19,544    52,066          7,392
The United Kingdom Small Company Series.....................      125    34,943        (47,534)
The Continental Small Company Series........................   48,163    30,355          5,452
The Canadian Small Company Series...........................   28,285     3,871             12
The Emerging Markets Series.................................    2,880    11,859         (2,374)
The Emerging Markets Small Cap Series.......................    8,078     9,084         (2,041)

J. SECURITIES LENDING:

   As of October 31, 2019, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                        NON-CASH
                                                       COLLATERAL
                                                         MARKET
                                                         VALUE
                                                       ----------
               The DFA International Value Series.....  $ 79,753
               The Japanese Small Company Series......   112,829
               The Asia Pacific Small Company Series..   197,335
               The Continental Small Company Series...    43,921
               The Canadian Small Company Series......    45,992

                                                        NON-CASH
                                                       COLLATERAL
                                                         MARKET
                                                         VALUE
                                                       ----------
               The Emerging Markets Series............  $ 64,179
               The Emerging Markets Small Cap Series..   394,029

   Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                         REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                      AS OF OCTOBER 31, 2019
                                       -----------------------------------------------------
                                       OVERNIGHT AND            BETWEEN
                                        CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                       ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
THE DFA INTERNATIONAL VALUE SERIES
   Common Stocks......................   $257,574       --         --         --    $257,574
THE JAPANESE SMALL COMPANY SERIES
   Common Stocks......................     91,233       --         --         --      91,233
THE ASIA PACIFIC SMALL COMPANY SERIES
   Common Stocks......................     48,834       --         --         --      48,834

                                           REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                        AS OF OCTOBER 31, 2019
                                         -----------------------------------------------------
                                         OVERNIGHT AND            BETWEEN
                                          CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                         ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
THE UNITED KINGDOM SMALL COMPANY SERIES
   Common Stocks........................   $ 18,814       --         --         --    $ 18,814
THE CONTINENTAL SMALL COMPANY SERIES
   Common Stocks, Rights/Warrants.......    514,881       --         --         --     514,881
THE CANADIAN SMALL COMPANY SERIES
   Common Stocks, Rights/Warrants.......    181,271       --         --         --     181,271
THE EMERGING MARKETS SERIES
   Common Stocks........................    133,343       --         --         --     133,343
THE EMERGING MARKETS SMALL CAP SERIES
   Common Stocks........................    226,726       --         --         --     226,726

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the "Series") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended
October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended
October 31, 2019, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL EMERGING MARKETS VALUE FUND VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

                       Dimensional Emerging          MSCI Emerging Markets
                        Markets Value Fund           Index (net dividends)
                    --------------------------     -------------------------
  10/31/2009                  $10,000                       $10,000
  11/30/2009                   10,641                        10,430
  12/31/2009                   11,173                        10,841
   1/31/2010                   10,541                        10,237
   2/28/2010                   10,626                        10,273
   3/31/2010                   11,563                        11,102
   4/30/2010                   11,641                        11,237
   5/31/2010                   10,427                        10,248
   6/30/2010                   10,492                        10,173
   7/31/2010                   11,469                        11,020
   8/31/2010                   11,263                        10,806
   9/30/2010                   12,620                        12,007
  10/31/2010                   13,055                        12,356
  11/30/2010                   12,637                        12,029
  12/31/2010                   13,692                        12,888
   1/31/2011                   13,265                        12,538
   2/28/2011                   13,051                        12,421
   3/31/2011                   13,804                        13,152
   4/30/2011                   14,301                        13,560
   5/31/2011                   13,760                        13,204
   6/30/2011                   13,480                        13,001
   7/31/2011                   13,373                        12,943
   8/31/2011                   12,020                        11,786
   9/30/2011                    9,866                        10,068
  10/31/2011                   11,167                        11,402
  11/30/2011                   10,604                        10,642
  12/31/2011                   10,228                        10,513
   1/31/2012                   11,650                        11,706
   2/29/2012                   12,362                        12,407
   3/31/2012                   11,834                        11,993
   4/30/2012                   11,453                        11,850
   5/31/2012                   10,188                        10,521
   6/30/2012                   10,652                        10,927
   7/31/2012                   10,589                        11,140
   8/31/2012                   10,740                        11,103
   9/30/2012                   11,434                        11,773
  10/31/2012                   11,289                        11,701
  11/30/2012                   11,418                        11,850
  12/31/2012                   12,254                        12,429
   1/31/2013                   12,456                        12,601
   2/28/2013                   12,252                        12,442
   3/31/2013                   12,151                        12,228
   4/30/2013                   12,261                        12,320
   5/31/2013                   11,915                        12,004
   6/30/2013                   10,915                        11,240
   7/31/2013                   11,132                        11,357
   8/31/2013                   10,900                        11,162
   9/30/2013                   11,707                        11,888
  10/31/2013                   12,241                        12,466
  11/30/2013                   11,952                        12,284
  12/31/2013                   11,836                        12,106
   1/31/2014                   11,013                        11,320
   2/28/2014                   11,261                        11,695
   3/31/2014                   11,766                        12,054
   4/30/2014                   11,847                        12,094
   5/31/2014                   12,333                        12,516
   6/30/2014                   12,659                        12,849
   7/31/2014                   12,902                        13,097
   8/31/2014                   13,193                        13,392
   9/30/2014                   12,119                        12,400
  10/31/2014                   12,108                        12,546
  11/30/2014                   11,911                        12,413
  12/31/2014                   11,361                        11,841
   1/31/2015                   11,272                        11,912
   2/28/2015                   11,677                        12,281
   3/31/2015                   11,353                        12,106
   4/30/2015                   12,482                        13,037
   5/31/2015                   11,930                        12,515
   6/30/2015                   11,556                        12,190
   7/31/2015                   10,635                        11,345
   8/31/2015                    9,672                        10,319
   9/30/2015                    9,352                        10,009
  10/31/2015                    9,934                        10,723
  11/30/2015                    9,551                        10,304
  12/31/2015                    9,267                        10,075
   1/31/2016                    8,750                         9,421
   2/29/2016                    8,805                         9,406
   3/31/2016                   10,107                        10,650
   4/30/2016                   10,381                        10,708
   5/31/2016                    9,711                        10,309
   6/30/2016                   10,245                        10,721
   7/31/2016                   10,893                        11,260
   8/31/2016                   11,097                        11,540
   9/30/2016                   11,256                        11,689
  10/31/2016                   11,504                        11,716
  11/30/2016                   11,105                        11,177
  12/31/2016                   11,156                        11,202
   1/31/2017                   11,865                        11,815
   2/28/2017                   12,410                        12,176
   3/31/2017                   12,753                        12,484
   4/30/2017                   12,852                        12,757
   5/31/2017                   13,086                        13,134
   6/30/2017                   13,125                        13,266
   7/31/2017                   13,830                        14,057
   8/31/2017                   14,183                        14,371
   9/30/2017                   13,872                        14,314
  10/31/2017                   14,366                        14,815
  11/30/2017                   14,443                        14,845
  12/31/2017                   14,981                        15,378
   1/31/2018                   16,303                        16,660
   2/28/2018                   15,540                        15,891
   3/31/2018                   15,334                        15,596
   4/30/2018                   15,395                        15,527
   5/31/2018                   14,736                        14,977
   6/30/2018                   13,937                        14,355
   7/31/2018                   14,579                        14,670
   8/31/2018                   14,235                        14,273
   9/30/2018                   14,255                        14,198
  10/31/2018                   13,064                        12,961
  11/30/2018                   13,533                        13,495
  12/31/2018                   13,248                        13,138
   1/31/2019                   14,220                        14,288
   2/28/2019                   14,126                        14,320
   3/31/2019                   14,209                        14,440
   4/30/2019                   14,323                        14,744
   5/31/2019                   13,570                        13,675             Past performance is not predictive
   6/30/2019                   14,261                        14,528             of future performance.
   7/31/2019                   13,640                        14,350
   8/31/2019                   12,944                        13,651             The returns shown do not reflect
   9/30/2019                   13,281                        13,911             the deduction of taxes that a
  10/31/2019                   13,749                        14,498             shareholder would pay on fund
                                                                                distributions or the redemption of
             AVERAGE ANNUAL         ONE         FIVE         TEN                fund shares.
             TOTAL RETURN           YEAR        YEARS       YEARS
             -----------------------------------------------------------        MSCI data copyright MSCI 2019,
                                    5.24%       2.58%       3.24%               all rights reserved.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY MARKET REVIEW             12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                       RETURN IN
                                                      U.S. DOLLARS
                                                      ------------
             MSCI World ex USA Index.................    11.08%
             MSCI World ex USA Mid Cap Index.........    10.71%
             MSCI World ex USA Small Cap Index.......     8.61%
             MSCI World ex USA Value Index...........     5.95%
             MSCI World ex USA Growth Index..........    16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------

            TEN LARGEST FOREIGN DEVELOPED                RETURN IN
            MARKETS BY MARKET CAP          LOCAL RETURN U.S. DOLLARS
            -----------------------------  ------------ ------------
            Japan.........................     4.57%        9.16%
            United Kingdom................     5.73%        7.08%
            France........................    14.29%       12.54%
            Canada........................    11.54%       11.45%
            Switzerland...................    16.43%       18.69%
            Germany.......................     9.14%        7.46%
            Australia.....................    20.12%       16.76%
            Netherlands...................    21.77%       20.09%
            Hong Kong.....................    15.60%       15.63%
            Spain.........................     7.47%        5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                       RETURN IN
                                                      U.S. DOLLARS
                                                      ------------
             MSCI Emerging Markets Index.............    11.86%
             MSCI Emerging Markets Mid Cap Index.....    11.08%
             MSCI Emerging Markets Small Cap Index...     9.69%
             MSCI Emerging Markets Value Index.......     6.00%
             MSCI Emerging Markets Growth Index......    17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                        12 MONTHS ENDED OCTOBER 31, 2019
                        --------------------------------

            TEN LARGEST EMERGING MARKETS                 RETURN IN
            BY MARKET CAP                  LOCAL RETURN U.S. DOLLARS
            ----------------------------   ------------ ------------
            China.........................    12.94%       12.90%
            Korea.........................     7.43%        5.22%
            Taiwan........................    20.39%       22.38%
            India.........................    12.67%       17.46%
            Brazil........................    22.35%       13.21%
            South Africa..................    10.59%        8.41%
            Russia........................    31.36%       34.30%
            Thailand......................    -4.10%        5.28%
            Mexico........................     1.02%        6.71%
            Saudi Arabia..................    -1.29%       -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

DIMENSIONAL EMERGING MARKETS VALUE FUND

   The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the value segment of emerging markets. As of October 31, 2019, the Fund held approximately 2,500 securities in 19 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 5.24% for the Fund and 11.86% for the MSCI Emerging Markets Index (net dividends), the Fund's benchmark. As a result of the Fund's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Fund's focus on low relative price (value) stocks had a negative impact on performance relative to the style-neutral benchmark, as value stocks underperformed high relative price (growth) stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks, the Fund's inclusion of small-caps also detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Fund's focus on value stocks had a particularly negative impact in China, as Chinese value stocks underperformed.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                         BEGINNING  ENDING               EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                           VALUE    VALUE     EXPENSE     DURING
                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                         --------- --------- ---------- ----------
DIMENSIONAL EMERGING MARKETS VALUE FUND
---------------------------------------
Actual Fund Return
   Institutional Class Shares........... $1,000.00 $  960.00    0.15%     $0.74
Hypothetical 5% Annual Return
   Institutional Class Shares........... $1,000.00 $1,024.45    0.15%     $0.77

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 27, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC's website at http://www.sec.gov; or by visiting the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                   DIMENSIONAL EMERGING MARKETS VALUE FUND
      Communication Services......................................   4.7%
      Consumer Discretionary......................................   7.0%
      Consumer Staples............................................   2.9%
      Energy......................................................  16.7%
      Financials..................................................  29.0%
      Health Care.................................................   1.4%
      Industrials.................................................   8.8%
      Information Technology......................................   8.6%
      Materials...................................................  15.2%
      Real Estate.................................................   4.1%
      Utilities...................................................   1.6%
                                                                   -----
                                                                   100.0%

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                                  PERCENTAGE
                                                                                                                    OF NET
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE)  ASSETS++
                                                                      ----------- ------------------------------- ----------
COMMON STOCKS -- (96.2%)
BRAZIL -- (7.9%)
    Petroleo Brasileiro SA...........................................  12,794,994         $  104,325,222              0.6%
#   Petroleo Brasileiro SA , Sponsored ADR (US71654V1017)............  14,367,145            216,800,218              1.3%
#   Petroleo Brasileiro SA , Sponsored ADR (US71654V4086)............  11,860,183            192,609,372              1.1%
*   Vale SA..........................................................  27,820,681            327,424,551              1.9%
*   Vale SA, Sponsored ADR...........................................  10,058,396            118,085,568              0.7%
    Other Securities.................................................                        439,052,864              2.4%
                                                                                          --------------             ----
TOTAL BRAZIL.........................................................                      1,398,297,795              8.0%
                                                                                          --------------             ----
CHILE -- (1.2%)
    Other Securities.................................................                        214,675,816              1.2%
                                                                                          --------------             ----
CHINA -- (16.8%)
    Bank of China, Ltd., Class H..................................... 310,867,817            126,767,159              0.7%
    China Construction Bank Corp., Class H........................... 482,773,101            386,831,809              2.2%
    China Mobile, Ltd................................................  34,307,500            278,806,586              1.6%
    China Mobile, Ltd., Sponsored ADR................................   1,459,236             58,923,950              0.3%
    China Overseas Land & Investment, Ltd............................  28,666,000             90,455,302              0.5%
    China Resources Land, Ltd........................................  19,654,000             83,586,043              0.5%
    CNOOC, Ltd....................................................... 102,276,000            152,212,236              0.9%
#   CNOOC, Ltd., Sponsored ADR.......................................     202,442             30,070,735              0.2%
    Industrial & Commercial Bank of China, Ltd., Class H............. 287,374,996            205,873,482              1.2%
    Other Securities.................................................                      1,541,361,183              8.9%
                                                                                          --------------             ----
TOTAL CHINA..........................................................                      2,954,888,485             17.0%
                                                                                          --------------             ----
COLOMBIA -- (0.2%)
    Other Securities.................................................                         36,093,948              0.2%
                                                                                          --------------             ----
CZECH REPUBLIC -- (0.2%)
    Other Security...................................................                         37,566,643              0.2%
                                                                                          --------------             ----
GREECE -- (0.2%)
    Other Securities.................................................                         37,109,697              0.2%
                                                                                          --------------             ----
HUNGARY -- (0.3%)
    Other Securities.................................................                         45,306,074              0.3%
                                                                                          --------------             ----
INDIA -- (13.2%)
    Axis Bank, Ltd...................................................  10,161,387            104,675,939              0.6%
    Bharti Airtel, Ltd...............................................  23,596,310            124,072,367              0.7%
#   ICICI Bank, Ltd., Sponsored ADR..................................   6,896,114             89,856,364              0.5%
    Reliance Industries, Ltd.........................................  32,191,746            663,853,603              3.8%
    Reliance Industries, Ltd., GDR...................................      80,641              3,307,142              0.0%
    Other Securities.................................................                      1,332,808,434              7.7%
                                                                                          --------------             ----
TOTAL INDIA..........................................................                      2,318,573,849             13.3%
                                                                                          --------------             ----
INDONESIA -- (2.6%)
    Bank Mandiri Persero Tbk PT...................................... 164,608,762             82,282,819              0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                                                 PERCENTAGE
                                                                                                                   OF NET
                                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE)  ASSETS++
                                                                      ---------- ------------------------------- ----------
INDONESIA -- (Continued)
    Other Securities.................................................                    $  382,765,332              2.2%
                                                                                         --------------             ----
TOTAL INDONESIA......................................................                       465,048,151             2.7%
                                                                                         --------------             ----
MALAYSIA -- (2.7%)
    CIMB Group Holdings Bhd.......................................... 57,878,866             72,639,175              0.4%
    Other Securities.................................................                       404,326,791              2.3%
                                                                                         --------------             ----
TOTAL MALAYSIA.......................................................                       476,965,966              2.7%
                                                                                         --------------             ----
MEXICO -- (2.9%)
    Grupo Financiero Banorte S.A.B. de C.V........................... 16,395,384             89,645,546              0.5%
    Grupo Mexico S.A.B. de C.V., Class B............................. 36,963,456             97,594,361              0.6%
    Other Securities.................................................                       325,110,676              1.8%
                                                                                         --------------             ----
TOTAL MEXICO.........................................................                       512,350,583              2.9%
                                                                                         --------------             ----
PHILIPPINES -- (1.2%)
    Other Securities.................................................                       218,609,976              1.3%
                                                                                         --------------             ----
POLAND -- (1.2%)
#   Polski Koncern Naftowy Orlen S.A.................................  2,725,484             74,523,157              0.4%
    Other Securities.................................................                       138,901,392              0.8%
                                                                                         --------------             ----
TOTAL POLAND.........................................................                       213,424,549              1.2%
                                                                                         --------------             ----
RUSSIA -- (2.4%)
    Gazprom PJSC, Sponsored ADR...................................... 21,147,557            169,536,708              1.0%
    Lukoil PJSC, Sponsored ADR.......................................  2,373,113            218,689,539              1.3%
    Other Securities.................................................                        37,887,648              0.1%
                                                                                         --------------             ----
TOTAL RUSSIA.........................................................                       426,113,895              2.4%
                                                                                         --------------             ----
SOUTH AFRICA -- (6.5%)
    Absa Group, Ltd..................................................  8,433,507             86,494,711              0.5%
#   AngloGold Ashanti, Ltd., Sponsored ADR...........................  3,295,420             72,762,874              0.4%
    Gold Fields, Ltd., Sponsored ADR................................. 12,618,767             77,983,980              0.5%
#   MTN Group, Ltd................................................... 21,170,577            131,037,009              0.8%
    Standard Bank Group, Ltd......................................... 14,127,822            162,190,870              0.9%
    Other Securities.................................................                       613,940,234              3.5%
                                                                                         --------------             ----
TOTAL SOUTH AFRICA...................................................                     1,144,409,678             6.6%
                                                                                         --------------             ----
SOUTH KOREA -- (15.2%)
    Hana Financial Group, Inc........................................  4,142,831            119,945,481              0.7%
    Hyundai Mobis Co., Ltd...........................................    498,393            101,639,052              0.6%
    Hyundai Motor Co.................................................    973,740            101,993,772              0.6%
    KB Financial Group, Inc..........................................  2,389,892             86,034,693              0.5%
#   KB Financial Group, Inc., ADR....................................  3,004,853            107,333,349              0.6%
    Kia Motors Corp..................................................  2,283,957             83,472,594              0.5%
    LG Electronics, Inc..............................................  1,586,480             90,919,942              0.5%
    POSCO............................................................    780,313            141,584,307              0.8%
    POSCO, Sponsored ADR.............................................  1,491,065             66,963,729              0.4%
    Shinhan Financial Group Co., Ltd.................................  3,372,386            122,873,150              0.7%
    SK Innovation Co., Ltd...........................................    588,817             80,571,077              0.5%
    Other Securities.................................................                     1,582,595,413              9.0%
                                                                                         --------------             ----
TOTAL SOUTH KOREA....................................................                     2,685,926,559             15.4%
                                                                                         --------------             ----

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                                                  PERCENTAGE
                                                                                                                    OF NET
                                                                        SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE)  ASSETS++
                                                                      ----------- ------------------------------- ----------
SPAIN -- (0.1%)
    Other Securities.................................................                     $    13,025,199             0.1%
                                                                                          ---------------            ----
TAIWAN -- (17.4%)
    Cathay Financial Holding Co., Ltd................................  80,368,000             106,379,785             0.6%
    China Steel Corp................................................. 142,004,320             109,341,157             0.6%
    CTBC Financial Holding Co., Ltd.................................. 185,682,073             129,088,547             0.8%
    E.Sun Financial Holding Co., Ltd.................................  97,334,130              87,947,226             0.5%
    Fubon Financial Holding Co., Ltd.................................  79,932,471             116,944,013             0.7%
    Hon Hai Precision Industry Co., Ltd..............................  89,277,192             235,790,228             1.4%
    Mega Financial Holding Co., Ltd..................................  81,559,796              80,048,977             0.5%
#   Taiwan Cement Corp...............................................  66,265,095              87,976,396             0.5%
    United Microelectronics Corp..................................... 163,058,681              75,091,821             0.4%
    Yuanta Financial Holding Co., Ltd................................ 127,911,918              79,941,098             0.5%
    Other Securities.................................................                       1,951,404,401            11.1%
                                                                                          ---------------            ----
TOTAL TAIWAN.........................................................                       3,059,953,649            17.6%
                                                                                          ---------------            ----
THAILAND -- (3.2%)
    PTT PCL..........................................................  97,369,100             145,916,601             0.9%
    Other Securities.................................................                         417,414,269             2.3%
                                                                                          ---------------            ----
TOTAL THAILAND.......................................................                         563,330,870             3.2%
                                                                                          ---------------            ----
TURKEY -- (0.8%)
    Other Securities.................................................                         133,909,523             0.8%
                                                                                          ---------------            ----
UNITED KINGDOM -- (0.0%)
    Other Security...................................................                             303,132             0.0%
                                                                                          ---------------            ----
TOTAL COMMON STOCKS .................................................                      16,955,884,037            97.3%
                                                                                          ---------------            ----
PREFERRED STOCKS -- (1.5%)
BRAZIL -- (1.4%)
    Petroleo Brasileiro SA...........................................  25,544,003             193,562,461             1.1%
    Other Securities.................................................                          63,472,744             0.4%
                                                                                          ---------------            ----
TOTAL BRAZIL.........................................................                         257,035,205             1.5%
                                                                                          ---------------            ----
COLOMBIA -- (0.1%)
    Other Securities.................................................                          11,901,777             0.0%
                                                                                          ---------------            ----
SOUTH KOREA -- (0.0%)
    Other Security...................................................                             767,525             0.0%
                                                                                          ---------------            ----
TOTAL PREFERRED STOCKS...............................................                         269,704,507             1.5%
                                                                                          ---------------            ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities.................................................                             777,136             0.0%
                                                                                          ---------------            ----
TOTAL INVESTMENT SECURITIES
  (Cost $16,469,656,676).............................................                      17,226,365,680
                                                                                          ---------------

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                                                                   PERCENTAGE
                                                                                                     OF NET
                                                                          SHARES       VALUE+       ASSETS++
SECURITIES LENDING COLLATERAL -- (2.3%)
@(S)  The DFA Short Term Investment Fund............................... 34,421,395 $   398,289,960     2.3%
                                                                                   ---------------   -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $16,867,888,263)...............................................            $17,624,655,640   101.1%
                                                                                   ===============   =====

As of October 31, 2019, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                                              NUMBER                                          UNREALIZED
                                                                OF     EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                                  CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                                  --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)..............................    650     12/20/19  $ 32,510,222 $ 33,845,500   $1,335,278
S&P 500(R) Emini Index......................................    730     12/20/19   108,833,750  110,806,700    1,972,950
                                                                                  ------------ ------------   ----------
TOTAL FUTURES CONTRACTS.....................................                      $141,343,972 $144,652,200   $3,308,228
                                                                                  ============ ============   ==========

Summary of the Fund's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ----------------------------------------------------
                                            LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                         -------------- -------------- ------- --------------
Common Stocks
   Brazil............................... $1,398,297,795             --   --    $1,398,297,795
   Chile................................     67,841,690 $  146,834,126   --       214,675,816
   China................................    254,479,847  2,700,408,638   --     2,954,888,485
   Colombia.............................     36,093,948             --   --        36,093,948
   Czech Republic.......................             --     37,566,643   --        37,566,643
   Greece...............................             --     37,109,697   --        37,109,697
   Hungary..............................             --     45,306,074   --        45,306,074
   India................................    120,593,281  2,197,980,568   --     2,318,573,849
   Indonesia............................        476,278    464,571,873   --       465,048,151
   Malaysia.............................         13,374    476,952,592   --       476,965,966
   Mexico...............................    512,350,583             --   --       512,350,583
   Philippines..........................             --    218,609,976   --       218,609,976
   Poland...............................             --    213,424,549   --       213,424,549
   Russia...............................     28,824,510    397,289,385   --       426,113,895
   South Africa.........................    199,172,597    945,237,081   --     1,144,409,678
   South Korea..........................    254,194,042  2,431,732,517   --     2,685,926,559
   Spain................................     13,025,199             --   --        13,025,199
   Taiwan...............................     20,123,499  3,039,830,150   --     3,059,953,649
   Thailand.............................    563,302,688         28,182   --       563,330,870
   Turkey...............................             --    133,909,523   --       133,909,523
   United Kingdom.......................             --        303,132   --           303,132
Preferred Stocks
   Brazil...............................    257,035,205             --   --       257,035,205
   Colombia.............................     11,901,777             --   --        11,901,777
   South Korea..........................        767,525             --   --           767,525
Rights/Warrants
   Indonesia............................             --         89,750   --            89,750
   Taiwan...............................             --        586,376   --           586,376
   Thailand.............................             --        101,010   --           101,010

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         ------------------------------------------------------
                                            LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                         -------------- --------------- ------- ---------------
Securities Lending Collateral...........             -- $   398,289,960   --    $   398,289,960
Futures Contracts**..................... $    3,308,228              --   --          3,308,228
                                         -------------- ---------------   --    ---------------
TOTAL................................... $3,741,802,066 $13,886,161,802   --    $17,627,963,868
                                         ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.
                                      249

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                           DIMENSIONAL
                                                                                            EMERGING
                                                                                             MARKETS
                                                                                           VALUE FUND
                                                                                           -----------
ASSETS:
Investment Securities at Value (including $561,151 of securities on loan)*................ $17,226,366
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of
  $398,232)...............................................................................     398,290
Segregated Cash for Futures Contracts.....................................................       6,289
Foreign Currencies at Value...............................................................      98,648
Cash......................................................................................      86,263
Receivables:
   Investment Securities Sold.............................................................      29,011
   Dividends, Interest and Tax Reclaims...................................................       3,205
   Securities Lending Income..............................................................         858
Unrealized Gain on Foreign Currency Contracts.............................................           3
                                                                                           -----------
       Total Assets.......................................................................  17,848,933
                                                                                           -----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.......................................................     398,278
   Investment Securities Purchased........................................................      18,677
   Due to Advisor.........................................................................       1,449
   Futures Margin Variation...............................................................         695
Unrealized Loss on Foreign Currency Contracts.............................................           6
Accrued Expenses and Other Liabilities....................................................       3,731
                                                                                           -----------
       Total Liabilities..................................................................     422,836
                                                                                           -----------
NET ASSETS................................................................................ $17,426,097
                                                                                           ===========
Investment Securities at Cost............................................................. $16,469,656
                                                                                           ===========
Foreign Currencies at Cost................................................................ $    97,908
                                                                                           ===========

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                       DIMENSIONAL
                                                                        EMERGING
                                                                         MARKETS
                                                                          VALUE
                                                                          FUND#
                                                                       -----------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $76,458)...............  $ 529,707
   Income from Securities Lending.....................................     14,451
                                                                        ---------
          Total Investment Income.....................................    544,158
                                                                        ---------
EXPENSES
   Investment Management Fees.........................................     17,663
   Accounting & Transfer Agent Fees...................................        792
   Custodian Fees.....................................................      6,091
   Directors'/Trustees' Fees & Expenses...............................        105
   Professional Fees..................................................        402
   Other..............................................................        602
                                                                        ---------
          Total Expenses..............................................     25,655
                                                                        ---------
   Fees Paid Indirectly (Note C)......................................     (2,320)
                                                                        ---------
   Net Expenses.......................................................     23,335
                                                                        ---------
   NET INVESTMENT INCOME (LOSS).......................................    520,823
                                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**...................................   (179,248)
       Affiliated Investment Companies Shares Sold....................        (19)
       Futures........................................................      5,514
       Foreign Currency Transactions..................................     (3,145)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.....................    474,939
       Affiliated Investment Companies Shares.........................         35
       Futures........................................................     12,212
       Translation of Foreign Currency-Denominated Amounts............        (50)
                                                                        ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)............................    310,238
                                                                        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 831,061
                                                                        =========

--------
** Net of foreign capital gain taxes withheld of $1.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                    DIMENSIONAL EMERGING
                                                                                     MARKETS VALUE FUND
                                                                                  ------------------------
                                                                                     YEAR         YEAR
                                                                                     ENDED        ENDED
                                                                                    OCT 31,      OCT 31,
                                                                                     2019         2018
                                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $   520,823  $   536,296
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,** /.........................................    (179,248)     306,868
       Affiliated Investment Companies Shares Sold...............................         (19)         (45)
       Futures...................................................................       5,514        7,329
       Foreign Currency Transactions.............................................      (3,145)      (7,429)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................     474,939   (2,460,561)
       Affiliated Investment Companies Shares....................................          35            4
       Futures...................................................................      12,212      (12,284)
       Translation of Foreign Currency-Denominated Amounts.......................         (50)          34
                                                                                  -----------  -----------
          Net Increase (Decrease) in Net Assets Resulting from Operations........     831,061   (1,629,788)
                                                                                  -----------  -----------
Transactions in Interest:
   Contributions.................................................................   1,538,030    1,168,085
   Withdrawals...................................................................  (1,627,901)  (2,465,601)
                                                                                  -----------  -----------
          Net Increase (Decrease) from Transactions in Interest..................     (89,871)  (1,297,516)
                                                                                  -----------  -----------
          Total Increase (Decrease) in Net Assets................................     741,190   (2,927,304)
NET ASSETS
   Beginning of Year.............................................................  16,684,907   19,612,211
                                                                                  -----------  -----------
   End of Year................................................................... $17,426,097  $16,684,907
                                                                                  ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $1.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      DIMENSIONAL EMERGING MARKETS VALUE FUND
                                                         ----------------------------------------------------------------
                                                            YEAR          YEAR         YEAR         YEAR          YEAR
                                                            ENDED         ENDED        ENDED        ENDED         ENDED
                                                           OCT 31,       OCT 31,      OCT 31,      OCT 31,       OCT 31,
                                                            2019          2018         2017         2016          2015
                                                         -----------  -----------   -----------  -----------  -----------
Total Return............................................        5.24%       (9.06%)       24.89%       15.80%      (17.95%)
                                                         -----------  -----------   -----------  -----------  -----------
Net Assets, End of Year (thousands)..................... $17,426,097  $16,684,907   $19,612,211  $16,647,507  $15,088,058
Ratio of Expenses to Average Net Assets.................        0.13%        0.14%         0.16%        0.16%        0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees
  Paid Indirectly)......................................        0.15%        0.14%         0.16%        0.16%        0.15%
Ratio of Net Investment Income to Average Net Assets....        2.95%        2.78%         2.64%        2.72%        2.54%
Portfolio Turnover Rate.................................          14%          13%           14%          12%          14%

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Emerging Markets Value Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940. The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies." The Fund consists of one series.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

   Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund's shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Fund's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses. As of October 31, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $596 (in thousands).

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date.
Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

   For the year ended October 31, 2019, the Fund's investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

            Dimensional Emerging Markets Value Fund........... 0.10%

EARNED INCOME CREDIT:

   Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund's net assets. During the year ended October 31, 2019, expenses reduced were the following (amount in thousands):

                                                            FEES PAID
                                                            INDIRECTLY
                                                            ----------
         Dimensional Emerging Markets Value Fund...........   $2,320

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amounts paid by the Fund to the CCO were $14 (in thousands) and are included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Fund's transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

                                                       PURCHASES    SALES
                                                       ---------- ----------
    Dimensional Emerging Markets Value Fund........... $2,952,782 $2,501,837

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                  CHANGE IN
                 BALANCE AT                        NET REALIZED  UNREALIZED   BALANCE AT
                 OCTOBER 31, PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31,   SHARES AS OF   DIVIDEND CAPITAL GAIN
                    2018      AT COST   FROM SALES   ON SALES   DEPRECIATION     2019     OCTOBER 31, 2019  INCOME  DISTRIBUTIONS
                 ----------- ---------- ---------- ------------ ------------- ----------- ---------------- -------- -------------
DIMENSIONAL
  EMERGING
MARKETS VALUE
  FUND
The DFA Short
  Term
  Investment
  Fund..........  $317,651   $2,923,896 $2,843,273     $(19)        $ 35       $ 398,290       34,421      $13,697       --
                  --------   ---------- ----------     ----         ----       ---------       ------      -------       --
TOTAL...........  $317,651   $2,923,896 $2,843,273     $(19)        $ 35       $ 398,290       34,421      $13,697       --
                  ========   ========== ==========     ====         ====       =========       ======      =======       ==

E. FEDERAL INCOME TAXES:

   No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                NET
                                                                                             UNREALIZED
                                                    FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                    TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   ----------- ------------ -------------- --------------
Dimensional Emerging Markets Value Fund........... $17,010,015  $3,410,804   $(2,796,163)     $614,641

   The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no additional provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Fund's investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Fund.

   2. FUTURES CONTRACTS: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   Securities have been segregated as collateral for open futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amount in thousands):

                                                        FUTURES**
                                                        ---------
              Dimensional Emerging Markets Value Fund.. $112,179

** Average Notional Value of contracts

   The following is a summary of the Fund's derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                 ASSET DERIVATIVES VALUE
                                             -------------------------------
                                              TOTAL VALUE AT      EQUITY
                                             OCTOBER 31, 2019 CONTRACTS*,(1)
                                             ---------------- --------------
   Dimensional Emerging Markets Value Fund..      $3,308          $3,308

(1)Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Fund's derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                       REALIZED GAIN (LOSS)
                                                          ON DERIVATIVES
                                                       --------------------
                                                                 EQUITY
                                                       TOTAL  CONTRACTS (1)
                                                       ------ -------------
    Dimensional Emerging Markets Value Fund........... $5,514    $5,514

                                                      CHANGE IN UNREALIZED
                                                          APPRECIATION
                                                        (DEPRECIATION) ON
                                                           DERIVATIVES
                                                      ---------------------
                                                                 EQUITY
                                                       TOTAL  CONTRACTS (2)
                                                      ------- -------------
     Dimensional Emerging Markets Value Fund......... $12,212    $12,212

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                               MAXIMUM     OUTSTANDING
                            WEIGHTED      WEIGHTED    NUMBER OF   INTEREST     AMOUNT      BORROWINGS
                             AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    AS OF
                          INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    10/31/2019
                          ------------- ------------ ------------ -------- --------------- -----------
Dimensional Emerging
  Markets Value Fund.....     2.46%       $22,216         11        $18        $88,451         --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that the Fund's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Fund did not use the interfund lending program during the year ended October 31, 2019.

H. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

   For the year ended October 31, 2019, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                 PURCHASES SALES  REALIZED GAIN (LOSS)
---------                                 --------- ------ --------------------
Dimensional Emerging Markets Value Fund..  $11,104  $4,477       $(1,426)

I. SECURITIES LENDING:

   As of October 31, 2019, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

                                                         NON-CASH
                                                        COLLATERAL
                                                          MARKET
                                                          VALUE
                                                        ----------
              Dimensional Emerging Markets Value Fund..  $257,882

   The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series" ), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                           REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                        AS OF OCTOBER 31, 2019
                                         -----------------------------------------------------
                                         OVERNIGHT AND            BETWEEN
                                          CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                         ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
DIMENSIONAL EMERGING MARKETS VALUE FUND
Common Stocks...........................   $398,278       --         --         --    $398,278

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund's early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

L. OTHER:

   The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT
                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                         PORTFOLIOS
                                         TERM OF                                         WITHIN THE      OTHER DIRECTORSHIPS
                                        OFFICE/1/ AND                                     DFA FUND       OF PUBLIC COMPANIES
NAME, ADDRESS AND                       LENGTH OF       PRINCIPAL OCCUPATION DURING      COMPLEX/2/       HELD DURING PAST
YEAR OF BIRTH                 POSITION   SERVICE               PAST 5 YEARS               OVERSEEN            5 YEARS
-----------------             --------- ------------   -----------------------------  ------------------ -------------------
George M. Constantinides      Director  Since 1983     Leo Melamed Professor of       128 portfolios in  None
University of Chicago                                  Finance, University of         4 investment
Booth School of Business                               Chicago Booth School of        companies
5807 S. Woodlawn Avenue                                Business (since 1978).
Chicago, IL 60637

1947

Douglas W. Diamond            Director  Since 2017     Merton H. Miller               128 portfolios in  None
c/o Dimensional Fund                                   Distinguished Service          4 investment
Advisors LP                                            Professor of Finance,          companies
6300 Bee Cave Road, Building                           University of Chicago Booth
One Austin, TX 78746                                   School of Business (since
                                                       1988). Visiting Scholar,
1953                                                   Federal Reserve Bank of
                                                       Richmond (since 1990).
                                                       Formerly, Fischer Black
                                                       Visiting Professor of
                                                       Financial Economics, Alfred
                                                       P. Sloan School of
                                                       Management, Massachusetts
                                                       Institute of Technology (2015
                                                       to 2016).

Darrell Duffie                Director  Since March    Dean Witter Distinguished      128 portfolios in  Formerly,
c/o Dimensional Fund                    2019           Professor of Finance,          4 investment       Director, Moody's
Advisors LP                                            Graduate School of Business,   companies          Corporation
6300 Bee Cave Road, Building                           Stanford University (since                        (financial
One Austin, TX 78746                                   1984).                                            information and
                                                                                                         information
1954                                                                                                     technology)
                                                                                                         (2008-April
                                                                                                         2018).

Roger G. Ibbotson Yale        Director  Since 1981     Professor in Practice          128 portfolios in  None
School of Management                                   Emeritus of Finance, Yale      4 investment
P.O. Box 208200                                        School of Management (since    companies
New Haven, CT 06520-8200                               1984). Chairman and Partner,
                                                       Zebra Capital Management, LLC
1943                                                   (hedge fund and asset
                                                       manager) (since 2001).
                                                       Formerly, Consultant to
                                                       Morningstar, Inc. (2006 -
                                                       2016).

Edward P. Lazear              Director  Since 2010     Distinguished Visiting         128 portfolios in  None
Stanford University Graduate                           Fellow, Becker Friedman        4 investment
School of Business Knight                              Institute for Research in      companies
Management Center,                                     Economics, University of
E346 Stanford, CA 94305                                Chicago (since 2015). Morris
                                                       Arnold Cox Senior Fellow,
1948                                                   Hoover Institution (since
                                                       2002). Davies Family
                                                       Professor of Economics,
                                                       Graduate School of Business,
                                                       Stanford University (since
                                                       1995). Cornerstone Research
                                                       (expert testimony and
                                                       economic and financial
                                                       analysis) (since 2009).

Myron S. Scholes              Director  Since 1981     Chief Investment Strategist,   128 portfolios in  Formerly,
c/o Dimensional Fund                                   Janus Henderson Investors      4 investment       Adviser, Kuapay,
Advisors LP                                            (since 2014). Frank E. Buck    companies          Inc. (2013-2014).
6300 Bee Cave Road, Building                           Professor of Finance,                             Formerly,
One Austin, TX 78746                                   Emeritus, Graduate School of                      Director,
                                                       Business, Stanford University                     American Century
1941                                                   (since 1981).                                     Fund Complex
                                                                                                         (registered
                                                                                                         investment
                                                                                                         companies) (43
                                                                                                         Portfolios)
                                                                                                         (1980-2014).

                                                                                        PORTFOLIOS
                                         TERM OF                                        WITHIN THE     OTHER DIRECTORSHIPS
                                        OFFICE/1/ AND                                    DFA FUND      OF PUBLIC COMPANIES
NAME, ADDRESS AND                       LENGTH OF       PRINCIPAL OCCUPATION DURING     COMPLEX/2/      HELD DURING PAST
YEAR OF BIRTH                 POSITION   SERVICE               PAST 5 YEARS              OVERSEEN           5 YEARS
-----------------             --------- ------------   -----------------------------  ---------------- --------------------
Abbie J. Smith                Director  Since 2000     Boris and Irene Stern          128 portfolios   Director (since
University of Chicago Booth                            Distinguished Service          in 4 investment  2000) and
School of Business                                     Professor of Accounting,       companies        formerly, Lead
5807 S. Woodlawn Avenue                                University of Chicago Booth                     Director (2014-
Chicago, IL 60637                                      School of Business (since                       2017), HNI
                                                       1980).                                          Corporation
1953                                                                                                   (office furniture);
                                                                                                       Director, Ryder
                                                                                                       System Inc.
                                                                                                       (transportation,
                                                                                                       logistics and
                                                                                                       supply-chain
                                                                                                       management)
                                                                                                       (since 2003); and
                                                                                                       Trustee, UBS
                                                                                                       Funds (3
                                                                                                       investment
                                                                                                       companies within
                                                                                                       the fund complex)
                                                                                                       (19 portfolios)
                                                                                                       (since 2009).
Ingrid M. Werner              Director  Since March    Martin and Andrew Murrer       128 portfolios   Director, Fourth
c/o Dimensional Fund                    2019           Professor of Finance, Fisher   in 4 investment  Swedish AP Fund
Advisors LP                                            College of Business, The Ohio  companies        (pension fund
6300 Bee Cave Road, Building                           State University (since                         asset
One Austin, TX 78746                                   1998). Adjunct Member, the                      management)
                                                       Prize Committee for the                         (since 2017).
1961                                                   Swedish Riksbank Prize in
                                                       Economic Sciences in Memory
                                                       of Alfred Nobel (annual award
                                                       for significant scientific
                                                       research contribution) (since
                                                       January 2018). President,
                                                       Western Finance Association
                                                       (global association of
                                                       academic researchers and
                                                       practitioners in finance)
                                                       (since June 2018). Director,
                                                       American Finance Association
                                                       (global association of
                                                       academic researchers and
                                                       practitioners in finance)
                                                       (since January 2019). Member,
                                                       Economic Advisory Committee,
                                                       FINRA (since 2017). Chairman,
                                                       Scientific Advisory Board,
                                                       Swedish House of Finance
                                                       (institute supporting
                                                       academic research in finance)
                                                       (since 2014). Member,
                                                       Scientific Board, Danish
                                                       Finance Institute (institute
                                                       supporting academic research
                                                       in finance) (since 2017).
                                                       Member, Academic Board,
                                                       Mistra Financial Systems
                                                       (organization funding
                                                       academic research on
                                                       environment, governance and
                                                       climate/sustainability in
                                                       finance) (since 2016).
                                                       Fellow, Center for Analytical
                                                       Finance (academic research)
                                                       (since 2015). Associate
                                                       Editor, Journal of Finance
                                                       (since 2016).

INTERESTED DIRECTOR

       The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                   PORTFOLIOS
                                    TERM OF                                        WITHIN THE     OTHER DIRECTORSHIPS
                                   OFFICE/1/ AND                                    DFA FUND      OF PUBLIC COMPANIES
NAME, ADDRESS AND                  LENGTH OF       PRINCIPAL OCCUPATION DURING     COMPLEX/2/      HELD DURING PAST
YEAR OF BIRTH          POSITION     SERVICE               PAST 5 YEARS              OVERSEEN           5 YEARS
-----------------    ------------- -----------    -----------------------------  ---------------- -------------------
David G. Booth       Chairman      Since 1981     Chairman, Director/Trustee,    128 portfolios          None
6300 Bee Cave Road,  and Director                 and formerly, President and    in 4 investment
Building One                                      Co-Chief Executive Officer     companies
Austin, TX 78746                                  (each until March 2017) of
                                                  Dimensional Emerging Markets
1946                                              Value Fund ("DEM"), DFAIDG,
                                                  Dimensional Investment Group
                                                  Inc. ("DIG") and The DFA
                                                  Investment Trust Company
                                                  ("DFAITC"). Executive
                                                  Chairman, and formerly,
                                                  President and Co-Chief
                                                  Executive Officer (each until
                                                  February 2017) of Dimensional
                                                  Holdings Inc., Dimensional
                                                  Fund Advisors LP, Dimensional
                                                  Investment LLC and DFA
                                                  Securities LLC (collectively
                                                  with DEM, DFAIDG, DIG and
                                                  DFAITC, the "DFA Entities").
                                                  Formerly, Chairman and
                                                  Director (2009-2018) and
                                                  Co-Chief Executive Officer
                                                  (2010 - June 2017) of
                                                  Dimensional Fund Advisors
                                                  Canada ULC. Trustee,
                                                  University of Chicago (since
                                                  2002). Trustee, University of
                                                  Kansas Endowment Association
                                                  (since 2005). Formerly,
                                                  Director of Dimensional Fund
                                                  Advisors Ltd. (2002 - July
                                                  2017), DFA Australia Limited
                                                  (1994 - July 2017),
                                                  Dimensional Advisors Ltd.
                                                  (2012 - July 2017),
                                                  Dimensional Funds plc (2006 -
                                                  July 2017) and Dimensional
                                                  Funds II plc (2006 - July
                                                  2017). Formerly, Director and
                                                  President of Dimensional
                                                  Japan Ltd. (2012 - April
                                                  2017). Formerly, President,
                                                  Dimensional SmartNest (US)
                                                  LLC (2009-2014); and Limited
                                                  Partner, VSC Investors, LLC
                                                  (2007-2015). Formerly,
                                                  Chairman, Director, President
                                                  and Co- Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd.
                                                  (2010-September 2017).

       1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.

       2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

       Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF
                                       OFFICE/1/
                                         AND
NAME AND YEAR OF                       LENGTH OF
BIRTH                  POSITION        SERVICE             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- ---------- ------------------------------------------------------------
Valerie A. Brown  Vice President and     Since    Vice President and Assistant Secretary of
1967              Assistant Secretary    2001
                                                      .  all the DFA Entities (since 2001)

                                                      .  DFA Australia Limited (since 2002)

                                                      .  Dimensional Fund Advisors Ltd. (since 2002)

                                                      .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                      .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                      .  Dimensional Hong Kong Limited (since 2012)

                                                  Director, Vice President and Assistant Secretary (since
                                                  2003) of

                                                      .  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner  Vice President and     Since    Vice President and Assistant Secretary of
1982              Assistant Secretary  September
                                         2019         .  DFAIDG, DIG, DFAITC and DEM (since September 2019)

                                                  Vice President (since January 2018) of

                                                      .  Dimensional Holdings Inc.

                                                      .  Dimensional Fund Advisors LP

                                                      .  Dimensional Investment LLC

                                                      .  DFA Securities LLC

David P. Butler   Co-Chief Executive     Since    Co-Chief Executive Officer (since 2017) of
1964              Officer                2017
                                                      .  all the DFA entities

                                                  Director (since 2017) of

                                                      .  Dimensional Holdings Inc.

                                                      .  Dimensional Fund Advisors Canada ULC

                                                      .  Dimensional Japan Ltd.

                                                      .  Dimensional Advisors Ltd.

                                                      .  Dimensional Fund Advisors Ltd.

                                                  DFA Australia Limited Director and Co-Chief Executive
                                                  Officer (since 2017) of

                                                      .  Dimensional Cayman Commodity Fund I Ltd.

                                                  Head of Global Financial Advisor Services (since 2007) for

                                                      .  Dimensional Fund Advisors LP

                                                  Formerly, Vice President (2007 - 2017) of

                                                      .  all the DFA Entities
Stephen A. Clark  Executive Vice         Since    Executive Vice President (since 2017) of
1972              President              2017
                                                      .  all the DFA entities

                                                  Director and Vice President (since 2016) of

                                                      .  Dimensional Japan Ltd.

                                                  President and Director (since 2016) of

                                                      .  Dimensional Fund Advisors Canada ULC

                                                  Vice President (since 2008) and Director (since 2016) of

                                                      .  DFA Australia Limited

                                                  Director (since 2016) of

                                                      .  Dimensional Advisors Ltd.

                                                      .  Dimensional Fund Advisors Pte. Ltd.

                                                      .  Dimensional Hong Kong Limited

                                                  Vice President (since 2016) of

                                                      .  Dimensional Fund Advisors Pte. Ltd.

                                                  Formerly, Vice President (2004 - 2017) of

                                                      .  all the DFA Entities

                                                  Formerly, Vice President (2010 - 2016) of

                                                      .  Dimensional Fund Advisors Canada ULC

                                                  Formerly, Head of Institutional, North America (2012 -
                                                  2013) and Head of Global Institutional Services (2014-2018)
                                                  for

                                                      .  Dimensional Fund Advisors LP

                                                 TERM OF
                                                OFFICE/1/
                                                   AND
NAME AND YEAR OF                                LENGTH OF
BIRTH                          POSITION          SERVICE             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------        ----------------------- ----------- -----------------------------------------------------------
Christopher S. Crossan  Vice President and        Since     Vice President and Global Chief Compliance Officer (since
1965                    Global Chief               2004     2004) of
                        Compliance Officer
                                                                .  all the DFA Entities

                                                                .  DFA Australia Limited

                                                                .  Dimensional Fund Advisors Ltd.

                                                            Chief Compliance Officer (since 2006) and Chief Privacy
                                                            Officer (since 2015) of

                                                                .  Dimensional Fund Advisors Canada ULC

                                                            Chief Compliance Officer of

                                                                .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                                .  Dimensional Japan Ltd. (since 2017)

                                                            Formerly, Vice President and Global Chief Compliance
                                                            Officer (2010 - 2014) for

                                                                .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle       Vice President, Chief      Vice     Vice President, Chief Financial Officer, and Treasurer
1958                    Financial Officer, and  President   (since 2016) of
                        Treasurer               since 2015
                                                and Chief       .  all the DFA Entities
                                                Financial
                                                 Officer        .  Dimensional Advisors Ltd.
                                                   and
                                                Treasurer       .  Dimensional Fund Advisors Ltd.
                                                since 2016
                                                                .  Dimensional Hong Kong Limited

                                                                .  Dimensional Cayman Commodity Fund I Ltd.

                                                                .  Dimensional Fund Advisors Canada ULC

                                                                .  Dimensional Fund Advisors Pte. Ltd.

                                                                .  DFA Australia Limited

                                                            Director (since 2016) for

                                                                .  Dimensional Funds plc

                                                                .  Dimensional Funds II plc

                                                            Formerly, interim Chief Financial Officer and interim
                                                            Treasurer (2016) of

                                                                .  all the DFA Entities

                                                                .  Dimensional Fund Advisors LP

                                                                .  Dimensional Fund Advisors Ltd.

                                                                .  DFA Australia Limited

                                                                .  Dimensional Advisors Ltd.

                                                                .  Dimensional Fund Advisors Pte. Ltd.

                                                                .  Dimensional Hong Kong Limited

                                                                .  Dimensional Cayman Commodity Fund I Ltd.

                                                                .  Dimensional Fund Advisors Canada ULC

                                                            Formerly, Controller (2015 - 2016) of

                                                                .  all the DFA Entities

                                                                .  Dimensional Fund Advisors LP

                                                            Formerly, Vice President (2008 - 2015) of

                                                                .  T. Rowe Price Group, Inc.

                                                            Formerly, Director of Investment Treasury and Treasurer
                                                            (2008 - 2015) of

                                                                .  the T. Rowe Price Funds

Jeff J. Jeon            Vice President            Since     Vice President (since 2004) and Assistant Secretary
1973                                               2004     (2017-2019) of

                                                                .  all the DFA Entities

                                                            Vice President and Assistant Secretary (since 2010) of

                                                                .  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez               Vice President and         Vice     Vice President (since 2015) of
1971                    Assistant Treasurer     President
                                                since 2015      .  all the DFA Entities
                                                   and
                                                Assistant   Assistant Treasurer (since 2017) of
                                                Treasurer
                                                since 2017      .  the DFA Fund Complex

                                                            Formerly, Senior Tax Manager (2013 - 2015) for

                                                                .  Dimensional Fund Advisors LP

Kenneth M. Manell       Vice President            Since     Vice President (since 2010) of
1972                                               2010
                                                                .  all the DFA Entities

                                                                .  Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell     President and General   President   President (since 2017) of
1964                    Counsel                 since 2017
                                                   and          .  the DFA Fund Complex
                                                 General
                                                 Counsel    General Counsel (since 2001) of
                                                since 2001
                                                                .  All the DFA Entities

                                                            Executive Vice President (since 2017) and Secretary (since
                                                            2000) of

                                         TERM OF
                                        OFFICE/1/
                                           AND
NAME AND YEAR OF                        LENGTH OF
BIRTH                    POSITION        SERVICE             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------    ------------------- ----------- ------------------------------------------------------------
                                                       .   Dimensional Fund Advisors LP

                                                       .   Dimensional Holdings Inc.

                                                       .   DFA Securities LLC

                                                       .   Dimensional Investment LLC

                                                    Director (since 2002), Vice President (since 1997) and
                                                    Secretary (since 2002) of

                                                       .   DFA Australia Limited

                                                       .   Dimensional Fund Advisors Ltd.

                                                    Vice President and Secretary of

                                                       .   Dimensional Fund Advisors Canada ULC (since 2003)

                                                       .   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                       .   Dimensional Japan Ltd. (since 2012)

                                                       .   Dimensional Advisors Ltd (since 2012)

                                                       .   Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                    Director of

                                                       .   Dimensional Funds plc (since 2002)

                                                       .   Dimensional Funds II plc (since 2006)

                                                       .   Director of Dimensional Japan Ltd. (since 2012)

                                                       .   Dimensional Advisors Ltd. (since 2012)

                                                       .   Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                       .   Dimensional Hong Kong Limited (since 2012)

                                                    Formerly, Vice President and Secretary (2010 - 2014) of

                                                       .   Dimensional SmartNest (US) LLC

                                                    Formerly, Vice President (1997 - 2017) and Secretary (2000
                                                    - 2017) of

                                                       .   the DFA Fund Complex

                                                    Formerly, Vice President of

                                                       .   Dimensional Fund Advisors LP (1997 - 2017)

                                                       .   Dimensional Holdings Inc. (2006 - 2017)

                                                       .   DFA Securities LLC (1997 - 2017)

                                                       .   Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz   Vice President and    Since     Vice President and Deputy Chief Compliance Officer of
1961                Deputy Chief           2013
                    Compliance Officer                 .   the DFA Fund Complex (since 2013)

                                                       .   Dimensional Fund Advisors LP (since 2012)

Carolyn L. O        Vice President and     Vice     Vice President (since 2010) and Secretary (since 2017) of
1974                Secretary           President
                                        since 2010     .   the DFA Fund Complex
                                           and
                                        Secretary   Vice President (since 2010) and Assistant Secretary (since since 2017  2016) of

                                                       .   Dimensional Fund Advisors LP

                                                       .   Dimensional Holdings Inc.

                                                       .   Dimensional Investment LLC

                                                    Vice President of

                                                       .   DFA Securities LLC (since 2010)

                                                       .   Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                       .   Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive   Co-Chief   Co-Chief Executive Officer and Chief Investment Officer
1976                Officer and Chief   Executive   (since 2017) of
                    Investment Officer   Officer
                                        and Chief      .   all the DFA Entities
                                        Investment
                                         Officer       .   Dimensional Fund Advisors Canada ULC
                                        since 2017
                                                    Director, Chief Investment Officer and Vice President
                                                    (since 2017) of

                                                       .   DFA Australia Limited

                                                    Chief Investment Officer (since 2017) and Vice President
                                                    (since 2016) of

                                                       .   Dimensional Japan Ltd.

                                                    Director, Co-Chief Executive Officer and Chief Investment
                                                    Officer (since 2017) of

                                                       .   Dimensional Cayman Commodity Fund I Ltd.

                                                    Director of

                                                       .   Dimensional Funds plc (since 2014)

                                                       .   Dimensional Fund II plc (since 2014)

                                                       .   Dimensional Holdings Inc. (since 2017)

                                                    Formerly, Co-Chief Investment Officer of

                                                       .   Dimensional Japan Ltd. (2016 - 2017)

                            TERM OF
                            OFFICE/1/
                              AND
NAME AND YEAR OF            LENGTH OF
BIRTH             POSITION  SERVICE             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  --------  ---------  -----------------------------------------------------------
                                          .   DFA Australia Limited (2014 - 2017)

                                       Formerly, Executive Vice President (2017) and Co-Chief
                                       Investment Officer (2014 - 2017) of

                                          .   all the DFA Entities

                                       Formerly, Vice President (2007 - 2017) of

                                          .   all the DFA Entities

                                       Formerly, Vice President and Co-Chief Investment Officer
                                       (2014 - 2017) of

                                          .   Dimensional Fund Advisors Canada ULC

                                       Formerly, Director (2017 - 2018) of

                                          .   Dimensional Fund Advisors Pte. Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                            QUALIFYING
                                                                                               FOR
                                                                                            CORPORATE
DFA                   NET                                                                   DIVIDENDS  QUALIFYING
INVESTMENT        INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                            RECEIVED   DIVIDEND      U.S.
DIMENSIONS          INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL     DEDUCTION    INCOME    GOVERNMENT
GROUP INC.       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS    (1)        (2)     INTEREST (3)
----------       ------------- ------------- ------------- ------- ---------- ------------- ---------- ---------- ------------
Large Cap
  International
  Portfolio.....      100%          --            --         --        --          100%          4%       100%         --
International
  Core
  Equity
  Portfolio.....      100%          --            --         --        --          100%          3%       100%         --
Global Small
  Company
  Portfolio.....      100%          --            --         --        --          100%         31%        55%         --
International
  Small
  Company
  Portfolio.....       35%           4%           61%        --        --          100%         --        100%         --
Japanese
  Small
  Company
  Portfolio.....       17%          --            83%        --        --          100%         --         50%         --
Asia Pacific
  Small
  Company
  Portfolio.....      100%          --            --         --        --          100%         --         22%         --
United
  Kingdom
  Small
  Company
  Portfolio.....       27%          --            73%        --        --          100%         --        100%         --
Continental
  Small
  Company
  Portfolio.....       39%           2%           59%        --        --          100%         --        100%         --
DFA
  International
  Real
  Estate
  Securities
  Portfolio.....      100%          --            --         --        --          100%         --         12%         --
DFA Global
  Real
  Estate
  Securities
  Portfolio.....       99%          --             1%        --        --          100%         --                     --
DFA
  International
  Small Cap
  Value
  Portfolio.....       45%          --            55%        --        --          100%         --        100%         --
International
  Vector
  Equity
  Portfolio.....       50%           1%           49%        --        --          100%          1%       100%         --
International
  High
  Relative
  Profitability
  Portfolio.....      100%          --            --         --        --          100%         --        100%         --
World ex
  U.S.
  Value
  Portfolio.....       63%          --            37%        --        --          100%         --        100%         --
World ex
  U.S.Targeted
  Value
  Portfolio.....       51%          --            49%        --        --          100%         --        100%         --
World ex
  U.S. Core
  Equity
  Portfolio.....       86%          --            14%        --        --          100%          2%       100%         --
World Core
  Equity
  Portfolio.....       77%           3%           20%        --        --          100%         41%       100%         --
Selectively
  Hedged
  Global
  Equity
  Portfolio.....       69%           5%           26%        --        --          100%         13%        37%         --
Emerging
  Markets
  Portfolio.....      100%          --            --         --        --          100%         --        100%         --
Emerging
  Markets
  Small Cap
  Portfolio.....       46%           1%           53%        --        --          100%         --        100%         --
Emerging
  Markets
  Value
  Portfolio.....      100%          --            --         --        --          100%         --        100%         --


                                            QUALIFYING
DFA              FOREIGN FOREIGN QUALIFYING   SHORT-
INVESTMENT         TAX   SOURCE   INTEREST     TERM
DIMENSIONS       CREDIT  INCOME    INCOME    CAPITAL
GROUP INC.         (4)     (5)      (6)      GAIN (7)
----------       ------- ------- ---------- ----------
Large Cap
  International
  Portfolio.....    7%     100%      --         --
International
  Core
  Equity
  Portfolio.....    7%     100%      --         --
Global Small
  Company
  Portfolio.....   12%      79%      --         --
International
  Small
  Company
  Portfolio.....    7%     100%      --         --
Japanese
  Small
  Company
  Portfolio.....   18%      92%      --         --
Asia Pacific
  Small
  Company
  Portfolio.....    1%      95%      --         --
United
  Kingdom
  Small
  Company
  Portfolio.....   --      100%      --         --
Continental
  Small
  Company
  Portfolio.....   13%     100%      --         --
DFA
  International
  Real
  Estate
  Securities
  Portfolio.....    5%      35%      --         --
DFA Global
  Real
  Estate
  Securities
  Portfolio.....    2%      32%      --         --
DFA
  International
  Small Cap
  Value
  Portfolio.....    8%     100%      --         --
International
  Vector
  Equity
  Portfolio.....   10%     100%      --         --
International
  High
  Relative
  Profitability
  Portfolio.....    8%     100%      --         --
World ex
  U.S.
  Value
  Portfolio.....    9%     100%      --         --
World ex
  U.S.Targeted
  Value
  Portfolio.....   12%     100%      --         --
World ex
  U.S. Core
  Equity
  Portfolio.....    8%     100%      --         --
World Core
  Equity
  Portfolio.....    4%     100%      --         --
Selectively
  Hedged
  Global
  Equity
  Portfolio.....    3%      50%      --         --
Emerging
  Markets
  Portfolio.....   12%     100%      --         --
Emerging
  Markets
  Small Cap
  Portfolio.....   11%     100%      --         --
Emerging
  Markets
  Value
  Portfolio.....   14%     100%      --         --

                See accompanying Notes to Financial Statements.

                                                                                            QUALIFYING
                                                                                               FOR
                                                                                            CORPORATE
DFA                   NET                                                                   DIVIDENDS  QUALIFYING
INVESTMENT        INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                            RECEIVED   DIVIDEND      U.S.
DIMENSIONS          INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL     DEDUCTION    INCOME    GOVERNMENT
GROUP INC.       DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS    (1)        (2)     INTEREST (3)
----------       ------------- ------------- ------------- ------- ---------- ------------- ---------- ---------- ------------
Emerging
  Markets
  Core
  Equity
  Portfolio.....      100%          --            --         --        --          100%         --        100%         --
Emerging
  Markets
  Targeted
  Value
  Portfolio.....      100%          --            --         --        --          100%         --         28%         --
DIMENSIONAL
  INVESTMENT
  GROUP
  INC.
DFA
  International
  Value
  Portfolio.....       53%          --            47%        --        --          100%         --        100%         --


                                            QUALIFYING
DFA              FOREIGN FOREIGN QUALIFYING   SHORT-
INVESTMENT         TAX   SOURCE   INTEREST     TERM
DIMENSIONS       CREDIT  INCOME    INCOME    CAPITAL
GROUP INC.         (4)     (5)      (6)      GAIN (7)
----------       ------- ------- ---------- ----------
Emerging
  Markets
  Core
  Equity
  Portfolio.....    6%     100%      --         --
Emerging
  Markets
  Targeted
  Value
  Portfolio.....    3%      54%      --         --
DIMENSIONAL
  INVESTMENT
  GROUP
  INC.
DFA
  International
  Value
  Portfolio.....    8%     100%      --         --

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

[GRAPHIC] Recycled Recyclable                                   DFA103119-001AI
                                                                       00237493

                                                           [LOGO] Dimensional

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

--------------------------------------------------------------------------------

DFA ONE-YEAR FIXED INCOME PORTFOLIO

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

DFA SHORT-TERM GOVERNMENT PORTFOLIO

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

DFA TARGETED CREDIT PORTFOLIO

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

DFA INVESTMENT GRADE PORTFOLIO

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

DFA LTIP PORTFOLIO

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

DFA SHORT-DURATION REAL RETURN PORTFOLIO

DFA MUNICIPAL REAL RETURN PORTFOLIO

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

DFA MUNICIPAL BOND PORTFOLIO

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

DFA NY MUNICIPAL BOND PORTFOLIO

DFA MN MUNICIPAL BOND PORTFOLIO

DFA OREGON MUNICIPAL BOND PORTFOLIO

DIMENSIONAL INVESTMENT GROUP INC.

--------------------------------------------------------------------------------

DFA TWO-YEAR FIXED INCOME PORTFOLIO

DFA TWO-YEAR GOVERNMENT PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at
(888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO] Dimensional

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

 LOGO                                  LOGO
DAVID P. BUTLER                       GERARD K. O'REILLY
Co-Chief Executive Officer            Co-Chief Executive Officer and
                                      Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..........................................................   1
DFA INVESTMENT DIMENSIONS GROUP INC.
   Performance Charts...............................................................................   3
   Management's Discussion and Analysis.............................................................  16
   Disclosure of Fund Expenses......................................................................  25
   Disclosure of Portfolio Holdings.................................................................  29
   Schedules of Investments
       DFA One-Year Fixed Income Portfolio..........................................................  31
       DFA Two-Year Global Fixed Income Portfolio...................................................  37
       DFA Selectively Hedged Global Fixed Income Portfolio.........................................  43
       DFA Five-Year Global Fixed Income Portfolio..................................................  50
       DFA World ex U.S. Government Fixed Income Portfolio..........................................  60
       DFA Short-Term Government Portfolio..........................................................  63
       DFA Intermediate Government Fixed Income Portfolio...........................................  64
       DFA Short-Term Extended Quality Portfolio....................................................  66
       DFA Intermediate-Term Extended Quality Portfolio.............................................  78
       DFA Targeted Credit Portfolio................................................................  85
       DFA Global Core Plus Fixed Income Portfolio..................................................  96
       DFA Investment Grade Portfolio............................................................... 113
       DFA Diversified Fixed Income Portfolio....................................................... 128
       DFA LTIP Portfolio........................................................................... 129
       DFA Inflation-Protected Securities Portfolio................................................. 130
       DFA Short-Duration Real Return Portfolio..................................................... 131
       DFA Municipal Real Return Portfolio.......................................................... 142
       DFA California Municipal Real Return Portfolio............................................... 153
       DFA Municipal Bond Portfolio................................................................. 159
       DFA Short-Term Municipal Bond Portfolio...................................................... 170
       DFA Intermediate-Term Municipal Bond Portfolio............................................... 182
       DFA California Short-Term Municipal Bond Portfolio........................................... 197
       DFA California Intermediate-Term Municipal Bond Portfolio.................................... 205
       DFA NY Municipal Bond Portfolio.............................................................. 215
       DFA MN Municipal Bond Portfolio.............................................................. 220
       DFA Oregon Municipal Bond Portfolio.......................................................... 224
   Statements of Assets and Liabilities............................................................. 226
   Statements of Operations......................................................................... 233
   Statements of Changes in Net Assets.............................................................. 240
   Financial Highlights............................................................................. 247
   Notes to Financial Statements.................................................................... 260
   Report of Independent Registered Public Accounting Firm.......................................... 287
DIMENSIONAL INVESTMENT GROUP INC.
   Performance Charts............................................................................... 289
   Management's Discussion and Analysis............................................................. 290
   Disclosure of Fund Expenses...................................................................... 292
   Disclosure of Portfolio Holdings................................................................. 294
   Schedules of Investments
       DFA Two-Year Fixed Income Portfolio.......................................................... 295
       DFA Two-Year Government Portfolio............................................................ 298
   Statements of Assets and Liabilities............................................................. 299
   Statements of Operations......................................................................... 300
   Statements of Changes in Net Assets.............................................................. 301
   Financial Highlights............................................................................. 302
   Notes to Financial Statements.................................................................... 303

TABLE OF CONTENTS

CONTINUED

                                                                                                     PAGE
                                                                                                     ----
   Report of Independent Registered Public Accounting Firm.......................................... 310
FUND MANAGEMENT..................................................................................... 311
   Board of Directors or Trustees Table............................................................. 312
VOTING PROXIES ON FUND PORTFOLIO SECURITIES......................................................... 319
NOTICE TO SHAREHOLDERS.............................................................................. 320

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS

Investment Abbreviations
LIBOR                     London Interbank Offered Rate
P.L.C.                    Public Limited Company
SA                        Special Assessment
USTMMR                    U.S. Treasury Money Market Rate
AGM                       Assured Guaranty Municipal Corporation
ETM                       Escrowed to Maturity
GO                        General Obligation
PSF-GTD                   Public School Fund Guarantee
RB                        Revenue Bond
RN                        Revenue Note
SCH BD GTY                School Bond Guaranty
SCSDE                     South Carolina State Department of
                          Education
SD CRED PROG              School District Credit Program
ST                        Special Tax
ST AID WITHHLDG           State Aid Withholding
AMBAC                     American Municipal Bond Assurance
                          Corporation
ST GTD                    State Guaranteed
SCH BD RES FD             School Board Resolution Fund
FGIC                      Federal Guaranty Insurance Corporation
USD                       United States Dollar
CAD                       Canadian Dollars
DKK                       Danish Krone
EUR                       Euro
GBP                       British Pounds
NOK                       Norwegian Krone
SEK                       Swedish Krona
AUD                       Australian Dollars
JPY                       Japanese Yen

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Investment Footnotes
  ^                   Denominated in USD, unless otherwise noted.
  +                   See Note B to Financial Statements.
  (r)                 The adjustable rate shown is effective as of October 31, 2019.
  #                   Total or Partial Securities on Loan.
  (Omega)             Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the
                      Fund's Liquidity Guidelines. The liquidity determination is unaudited.
  @                   Security purchased with cash proceeds from Securities on Loan.
  (S)                 Affiliated Fund.
  (infinity)          Rates reflect the effective yields at purchase date.
  (plus-minus)        Face Amount of security is not adjusted for inflation.
  ~                   Total or Partial Security pledged as collateral for Swap Agreements.
  (Currency)          Pre-refunded bonds are collateralized by U.S. Government or other eligible securities that are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

FINANCIAL HIGHLIGHTS
--------------------

  (A)                 Computed using average shares outstanding.
  (B)                 Non-Annualized
  (C)                 Annualized
  (D)                 Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
  (E)                 Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------

  --                  Amounts designated as -- are either zero or rounded to zero.
  SEC                 Securities and Exchange Commission
  CPI                 Consumer Price Index
  (a)                 Commencement of Operations

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA ONE-YEAR FIXED INCOME PORTFOLIO VS.
ICE BOFAML US 6-MONTH TREASURY BILL INDEX,
ICE BOFAML 1-YEAR US TREASURY NOTE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                      [CHART]

                  DFA One-Year          ICE BofAML US         ICE BofAML
                  Fixed Income         6-Month Treasury    1-Year US Treasury
                   Portfolio             Bill Index           Note Index
                ---------------     ------------------    --------------------
10/2009              $10,000              $10,000              $10,000
11/2009              $10,027              $10,004              $10,018
12/2009              $9,992               $10,005              $10,004
01/2010              $10,021              $10,010              $10,027
02/2010              $10,035              $10,011              $10,032
03/2010              $10,031              $10,011              $10,029
04/2010              $10,037              $10,014              $10,035
05/2010              $10,042              $10,019              $10,040
06/2010              $10,066              $10,022              $10,055
07/2010              $10,083              $10,026              $10,066
08/2010              $10,098              $10,030              $10,075
09/2010              $10,103              $10,032              $10,080
10/2010              $10,119              $10,037              $10,087
11/2010              $10,104              $10,037              $10,085
12/2010              $10,108              $10,041              $10,087
01/2011              $10,118              $10,043              $10,097
02/2011              $10,121              $10,045              $10,100
03/2011              $10,127              $10,048              $10,103
04/2011              $10,150              $10,053              $10,113
05/2011              $10,165              $10,054              $10,120
06/2011              $10,160              $10,057              $10,123
07/2011              $10,174              $10,056              $10,120
08/2011              $10,178              $10,064              $10,138
09/2011              $10,172              $10,064              $10,135
10/2011              $10,177              $10,065              $10,139
11/2011              $10,171              $10,067              $10,142
12/2011              $10,168              $10,068              $10,145
01/2012              $10,197              $10,068              $10,147
02/2012              $10,201              $10,067              $10,145
03/2012              $10,206              $10,068              $10,145
04/2012              $10,220              $10,070              $10,149
05/2012              $10,215              $10,072              $10,151
06/2012              $10,229              $10,073              $10,149
07/2012              $10,244              $10,076              $10,158
08/2012              $10,248              $10,078              $10,160
09/2012              $10,253              $10,079              $10,162
10/2012              $10,257              $10,080              $10,162
11/2012              $10,261              $10,082              $10,166
12/2012              $10,263              $10,085              $10,169
01/2013              $10,273              $10,086              $10,171
02/2013              $10,275              $10,087              $10,173
03/2013              $10,278              $10,089              $10,177
04/2013              $10,282              $10,092              $10,181
05/2013              $10,275              $10,093              $10,182
06/2013              $10,278              $10,094              $10,180
07/2013              $10,281              $10,096              $10,187
08/2013              $10,284              $10,098              $10,188
09/2013              $10,296              $10,100              $10,194
10/2013              $10,300              $10,100              $10,194
11/2013              $10,302              $10,100              $10,194
12/2013              $10,297              $10,103              $10,195
01/2014              $10,307              $10,105              $10,197
02/2014              $10,318              $10,106              $10,199
03/2014              $10,312              $10,107              $10,203
04/2014              $10,314              $10,109              $10,207
05/2014              $10,327              $10,109              $10,210
06/2014              $10,319              $10,109              $10,210
07/2014              $10,322              $10,110              $10,212
08/2014              $10,324              $10,112              $10,217
09/2014              $10,327              $10,114              $10,220
10/2014              $10,330              $10,113              $10,222
11/2014              $10,342              $10,114              $10,223
12/2014              $10,324              $10,115              $10,213
01/2015              $10,344              $10,118              $10,224
02/2015              $10,346              $10,119              $10,222
03/2015              $10,350              $10,120              $10,224
04/2015              $10,353              $10,124              $10,231
05/2015              $10,356              $10,125              $10,233
06/2015              $10,359              $10,126              $10,235
07/2015              $10,363              $10,126              $10,238
08/2015              $10,356              $10,126              $10,237
09/2015              $10,371              $10,137              $10,246
10/2015              $10,375              $10,134              $10,245
11/2015              $10,361              $10,133              $10,228
12/2015              $10,356              $10,137              $10,229
01/2016              $10,381              $10,146              $10,250
02/2016              $10,385              $10,150              $10,251
03/2016              $10,403              $10,159              $10,266
04/2016              $10,408              $10,166              $10,276
05/2016              $10,404              $10,167              $10,271
06/2016              $10,441              $10,179              $10,296
07/2016              $10,437              $10,183              $10,295
08/2016              $10,434              $10,183              $10,294
09/2016              $10,440              $10,192              $10,301
10/2016              $10,448              $10,198              $10,306
11/2016              $10,435              $10,201              $10,300
12/2016              $10,443              $10,206              $10,306
01/2017              $10,460              $10,213              $10,321
02/2017              $10,467              $10,219              $10,327
03/2017              $10,477              $10,218              $10,323
04/2017              $10,486              $10,227              $10,331
05/2017              $10,496              $10,233              $10,334
06/2017              $10,506              $10,242              $10,337
07/2017              $10,516              $10,253              $10,351
08/2017              $10,528              $10,267              $10,362
09/2017              $10,537              $10,275              $10,363
10/2017              $10,538              $10,284              $10,367
11/2017              $10,536              $10,292              $10,361
12/2017              $10,542              $10,303              $10,365
01/2018              $10,539              $10,314              $10,370
02/2018              $10,541              $10,321              $10,373
03/2018              $10,555              $10,336              $10,391
04/2018              $10,559              $10,351              $10,397
05/2018              $10,596              $10,368              $10,420
06/2018              $10,603              $10,385              $10,432
07/2018              $10,622              $10,403              $10,446
08/2018              $10,650              $10,422              $10,469
09/2018              $10,656              $10,437              $10,475
10/2018              $10,666              $10,457              $10,496
11/2018              $10,699              $10,477              $10,520
12/2018              $10,739              $10,501              $10,557
01/2019              $10,762              $10,525              $10,585
02/2019              $10,781              $10,544              $10,607
03/2019              $10,822              $10,569              $10,644
04/2019              $10,844              $10,591              $10,667
05/2019              $10,864              $10,617              $10,700
06/2019              $10,884              $10,646              $10,744
07/2019              $10,907              $10,666              $10,750            Past performance is not predictive of
08/2019              $10,937              $10,694              $10,791            future performance.
09/2019              $10,953              $10,713              $10,803
10/2019              $10,976              $10,740              $10,840            The returns shown do not reflect the
                                                                                  deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS        YEARS
           --------------------------------------------------------------         ICE BofAML index data copyright 2019
                                  2.90%        1.22%        0.94%                 ICE Data Indices, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-2 YEARS, CURRENCY-HEDGED IN USD TERMS OCTOBER 31, 2009-OCTOBER 31, 2019

                                              [CHART]

                                                     FTSE World Government
                    DFA Two-Year Global              Bond Index, 1-2 Years,
                  Fixed Income Portfolio          Currency-Hedged in USD Terms
                -------------------------       ------------------------------
10/2009                   $10,000                         $10,000
11/2009                   $10,039                         $10,019
12/2009                   $10,005                         $10,007
01/2010                   $10,045                         $10,029
02/2010                   $10,065                         $10,049
03/2010                   $10,066                         $10,048
04/2010                   $10,076                         $10,039
05/2010                   $10,085                         $10,068
06/2010                   $10,115                         $10,073
07/2010                   $10,145                         $10,087
08/2010                   $10,164                         $10,101
09/2010                   $10,173                         $10,097
10/2010                   $10,183                         $10,104
11/2010                   $10,173                         $10,092
12/2010                   $10,180                         $10,101
01/2011                   $10,191                         $10,104
02/2011                   $10,191                         $10,105
03/2011                   $10,201                         $10,104
04/2011                   $10,221                         $10,116
05/2011                   $10,241                         $10,135
06/2011                   $10,241                         $10,137
07/2011                   $10,251                         $10,141
08/2011                   $10,271                         $10,179
09/2011                   $10,268                         $10,181
10/2011                   $10,268                         $10,177
11/2011                   $10,258                         $10,171
12/2011                   $10,260                         $10,216
01/2012                   $10,280                         $10,236
02/2012                   $10,290                         $10,250
03/2012                   $10,300                         $10,250
04/2012                   $10,311                         $10,256
05/2012                   $10,311                         $10,253
06/2012                   $10,322                         $10,261
07/2012                   $10,342                         $10,275
08/2012                   $10,352                         $10,292
09/2012                   $10,355                         $10,300
10/2012                   $10,355                         $10,305
11/2012                   $10,365                         $10,314
12/2012                   $10,366                         $10,321
01/2013                   $10,366                         $10,326
02/2013                   $10,376                         $10,336
03/2013                   $10,386                         $10,341
04/2013                   $10,397                         $10,354
05/2013                   $10,386                         $10,350
06/2013                   $10,376                         $10,345
07/2013                   $10,386                         $10,358
08/2013                   $10,386                         $10,358
09/2013                   $10,397                         $10,371
10/2013                   $10,407                         $10,383
11/2013                   $10,417                         $10,390
12/2013                   $10,413                         $10,389
01/2014                   $10,424                         $10,401
02/2014                   $10,424                         $10,406
03/2014                   $10,425                         $10,407
04/2014                   $10,435                         $10,412
05/2014                   $10,446                         $10,420
06/2014                   $10,439                         $10,426
07/2014                   $10,429                         $10,429
08/2014                   $10,439                         $10,437
09/2014                   $10,439                         $10,439
10/2014                   $10,460                         $10,446
11/2014                   $10,471                         $10,455
12/2014                   $10,453                         $10,450
01/2015                   $10,485                         $10,472
02/2015                   $10,474                         $10,469
03/2015                   $10,485                         $10,478
04/2015                   $10,485                         $10,481
05/2015                   $10,495                         $10,487
06/2015                   $10,498                         $10,487
07/2015                   $10,498                         $10,494
08/2015                   $10,498                         $10,493
09/2015                   $10,519                         $10,506
10/2015                   $10,519                         $10,508
11/2015                   $10,498                         $10,501
12/2015                   $10,487                         $10,501
01/2016                   $10,529                         $10,531
02/2016                   $10,529                         $10,540
03/2016                   $10,551                         $10,548
04/2016                   $10,561                         $10,558
05/2016                   $10,561                         $10,559
06/2016                   $10,593                         $10,590
07/2016                   $10,593                         $10,590
08/2016                   $10,593                         $10,590
09/2016                   $10,593                         $10,604
10/2016                   $10,603                         $10,606
11/2016                   $10,582                         $10,599
12/2016                   $10,587                         $10,613
01/2017                   $10,597                         $10,625
02/2017                   $10,619                         $10,636
03/2017                   $10,628                         $10,638
04/2017                   $10,649                         $10,648
05/2017                   $10,660                         $10,658
06/2017                   $10,661                         $10,657
07/2017                   $10,683                         $10,675
08/2017                   $10,704                         $10,691
09/2017                   $10,694                         $10,692
10/2017                   $10,704                         $10,702
11/2017                   $10,694                         $10,700
12/2017                   $10,685                         $10,707
01/2018                   $10,674                         $10,707
02/2018                   $10,674                         $10,718
03/2018                   $10,685                         $10,739
04/2018                   $10,696                         $10,745
05/2018                   $10,728                         $10,759
06/2018                   $10,734                         $10,779
07/2018                   $10,745                         $10,791
08/2018                   $10,777                         $10,811
09/2018                   $10,786                         $10,821
10/2018                   $10,797                         $10,843
11/2018                   $10,830                         $10,873
12/2018                   $10,889                         $10,924
01/2019                   $10,922                         $10,953
02/2019                   $10,944                         $10,969
03/2019                   $10,997                         $11,015
04/2019                   $11,019                         $11,037
05/2019                   $11,052                         $11,083
06/2019                   $11,079                         $11,127
07/2019                   $11,101                         $11,138                 Past performance is not predictive of
08/2019                   $11,135                         $11,192                 future performance.
09/2019                   $11,144                         $11,196
10/2019                   $11,166                         $11,222                 The returns shown do not reflect the
                                                                                  deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS        YEARS
           --------------------------------------------------------------         FTSE fixed income indices (C) 2019 FTSE
                                  3.42%        1.31%        1.11%                 Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX,
1-3 YEARS, IN USD TERMS (UNHEDGED)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                     [CHART]

                    DFA Selectively          FTSE World Government
                   Hedged Global Fixed       Bond Index, 1-3 Years,
                    Income Portfolio         in USD Terms (Unhedged)
                  --------------------      ------------------------
10/2009                   $10,000                   $10,000
11/2009                   $10,080                   $10,243
12/2009                   $10,018                   $9,844
01/2010                   $9,998                    $9,835
02/2010                   $10,028                   $9,851
03/2010                   $10,068                   $9,702
04/2010                   $10,118                   $9,637
05/2010                   $9,928                    $9,488
06/2010                   $9,958                    $9,577
07/2010                   $10,178                   $9,851
08/2010                   $10,108                   $9,879
09/2010                   $10,328                   $10,116
10/2010                   $10,408                   $10,291
11/2010                   $10,238                   $9,956
12/2010                   $10,495                   $10,155
01/2011                   $10,505                   $10,194
02/2011                   $10,576                   $10,228
03/2011                   $10,657                   $10,270
04/2011                   $10,931                   $10,521
05/2011                   $10,880                   $10,440
06/2011                   $10,890                   $10,482
07/2011                   $11,012                   $10,620
08/2011                   $10,962                   $10,699
09/2011                   $10,495                   $10,399
10/2011                   $10,809                   $10,512
11/2011                   $10,627                   $10,382
12/2011                   $10,584                   $10,358
01/2012                   $10,752                   $10,460
02/2012                   $10,867                   $10,377
03/2012                   $10,804                   $10,306
04/2012                   $10,825                   $10,390
05/2012                   $10,500                   $10,205
06/2012                   $10,731                   $10,260
07/2012                   $10,804                   $10,270
08/2012                   $10,888                   $10,354
09/2012                   $10,962                   $10,447
10/2012                   $10,941                   $10,392
11/2012                   $10,983                   $10,340
12/2012                   $11,030                   $10,279
01/2013                   $11,041                   $10,227
02/2013                   $10,987                   $10,091
03/2013                   $11,041                   $10,015
04/2013                   $11,127                   $10,044
05/2013                   $10,912                   $9,879
06/2013                   $10,653                   $9,897
07/2013                   $10,804                   $10,003
08/2013                   $10,664                   $9,979
09/2013                   $10,933                   $10,101
10/2013                   $10,998                   $10,131
11/2013                   $10,922                   $10,059
12/2013                   $10,908                   $10,037
01/2014                   $10,864                   $10,034
02/2014                   $11,028                   $10,124
03/2014                   $11,083                   $10,105
04/2014                   $11,137                   $10,152
05/2014                   $11,170                   $10,132
06/2014                   $11,214                   $10,168
07/2014                   $11,094                   $10,060
08/2014                   $11,148                   $10,009
09/2014                   $10,930                   $9,763
10/2014                   $10,919                   $9,708
11/2014                   $10,886                   $9,594
12/2014                   $10,736                   $9,473
01/2015                   $10,625                   $9,333
02/2015                   $10,659                   $9,292
03/2015                   $10,603                   $9,177
04/2015                   $10,803                   $9,310
05/2015                   $10,648                   $9,190
06/2015                   $10,570                   $9,254
07/2015                   $10,437                   $9,204
08/2015                   $10,315                   $9,248
09/2015                   $10,337                   $9,262
10/2015                   $10,437                   $9,240
11/2015                   $10,392                   $9,080
12/2015                   $10,396                   $9,164
01/2016                   $10,396                   $9,157
02/2016                   $10,441                   $9,298
03/2016                   $10,721                   $9,465
04/2016                   $10,766                   $9,575
05/2016                   $10,665                   $9,409
06/2016                   $10,867                   $9,553
07/2016                   $10,934                   $9,568
08/2016                   $10,912                   $9,523
09/2016                   $10,946                   $9,592
10/2016                   $10,901                   $9,427
11/2016                   $10,755                   $9,182
12/2016                   $10,736                   $9,135
01/2017                   $10,873                   $9,273
02/2017                   $10,907                   $9,245
03/2017                   $10,896                   $9,269
04/2017                   $10,907                   $9,327
05/2017                   $10,976                   $9,436
06/2017                   $11,021                   $9,457
07/2017                   $11,090                   $9,607
08/2017                   $11,090                   $9,643
09/2017                   $11,067                   $9,590
10/2017                   $11,010                   $9,519
11/2017                   $10,987                   $9,606
12/2017                   $11,017                   $9,622
01/2018                   $11,005                   $9,791
02/2018                   $10,982                   $9,731
03/2018                   $11,017                   $9,776
04/2018                   $11,017                   $9,667
05/2018                   $11,063                   $9,570
06/2018                   $11,063                   $9,539
07/2018                   $11,086                   $9,535
08/2018                   $11,133                   $9,532
09/2018                   $11,133                   $9,498
10/2018                   $11,133                   $9,431
11/2018                   $11,156                   $9,446
12/2018                   $11,219                   $9,553
01/2019                   $11,291                   $9,618
02/2019                   $11,326                   $9,569
03/2019                   $11,434                   $9,571
04/2019                   $11,470                   $9,566
05/2019                   $11,530                   $9,611
06/2019                   $11,602                   $9,726
07/2019                   $11,638                   $9,646              Past performance is not predictive of
08/2019                   $11,698                   $9,688              future performance.
09/2019                   $11,698                   $9,636
10/2019                   $11,722                   $9,723              The returns shown do not reflect the
                                                                        deduction of taxes that a shareholder
                                                                        would pay on fund distributions or the
          AVERAGE ANNUAL        ONE        FIVE        TEN              redemption of fund shares.
          TOTAL RETURN          YEAR       YEARS      YEARS
          -------------------------------------------------------       FTSE fixed income indices (C) 2019 FTSE
                                5.29%      1.43%      1.60%             Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX,
1-5 YEARS, CURRENCY-HEDGED IN USD TERMS
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

                                              FTSE World Government Bond Index,
               DFA Five-Year Global              1-5 Years, Currency-Hedged
              Fixed Income Portfolio                    in USD Terms
              ----------------------          ----------------------------------
10/2009              $10,000                              $10,000
11/2009              $10,124                              $10,053
12/2009              $9,968                               $10,016
01/2010              $10,095                              $10,054
02/2010              $10,158                              $10,096
03/2010              $10,151                              $10,092
04/2010              $10,223                              $10,097
05/2010              $10,287                              $10,162
06/2010              $10,354                              $10,188
07/2010              $10,510                              $10,225
08/2010              $10,637                              $10,274
09/2010              $10,677                              $10,266
10/2010              $10,751                              $10,276
11/2010              $10,640                              $10,226
12/2010              $10,497                              $10,215
01/2011              $10,526                              $10,207
02/2011              $10,516                              $10,198
03/2011              $10,526                              $10,192
04/2011              $10,661                              $10,222
05/2011              $10,786                              $10,272
06/2011              $10,786                              $10,277
07/2011              $10,960                              $10,314
08/2011              $11,037                              $10,403
09/2011              $11,016                              $10,407
10/2011              $11,045                              $10,392
11/2011              $10,879                              $10,371
12/2011              $10,970                              $10,451
01/2012              $11,080                              $10,496
02/2012              $11,100                              $10,514
03/2012              $11,131                              $10,505
04/2012              $11,171                              $10,526
05/2012              $11,241                              $10,536
06/2012              $11,248                              $10,546
07/2012              $11,390                              $10,581
08/2012              $11,430                              $10,609
09/2012              $11,448                              $10,628
10/2012              $11,459                              $10,634
11/2012              $11,499                              $10,661
12/2012              $11,496                              $10,670
01/2013              $11,445                              $10,661
02/2013              $11,517                              $10,686
03/2013              $11,537                              $10,697
04/2013              $11,599                              $10,731
05/2013              $11,496                              $10,695
06/2013              $11,354                              $10,662
07/2013              $11,427                              $10,691
08/2013              $11,365                              $10,676
09/2013              $11,458                              $10,713
10/2013              $11,530                              $10,748
11/2013              $11,551                              $10,765
12/2013              $11,449                              $10,737
01/2014              $11,576                              $10,783
02/2014              $11,597                              $10,797
03/2014              $11,540                              $10,796
04/2014              $11,604                              $10,815
05/2014              $11,688                              $10,846
06/2014              $11,675                              $10,858
07/2014              $11,643                              $10,860
08/2014              $11,717                              $10,891
09/2014              $11,664                              $10,889
10/2014              $11,749                              $10,915
11/2014              $11,823                              $10,942
12/2014              $11,778                              $10,940
01/2015              $11,972                              $11,001
02/2015              $11,886                              $10,985
03/2015              $11,940                              $11,008
04/2015              $11,950                              $11,006
05/2015              $11,950                              $11,012
06/2015              $11,891                              $10,996
07/2015              $11,934                              $11,025
08/2015              $11,923                              $11,023
09/2015              $12,021                              $11,059
10/2015              $12,010                              $11,062
11/2015              $11,988                              $11,059
12/2015              $11,949                              $11,050
01/2016              $12,091                              $11,132
02/2016              $12,124                              $11,164
03/2016              $12,225                              $11,176
04/2016              $12,236                              $11,177
05/2016              $12,214                              $11,182
06/2016              $12,370                              $11,256
07/2016              $12,404                              $11,259
08/2016              $12,348                              $11,247
09/2016              $12,370                              $11,268
10/2016              $12,326                              $11,246
11/2016              $12,149                              $11,192
12/2016              $12,163                              $11,215
01/2017              $12,196                              $11,218
02/2017              $12,241                              $11,245
03/2017              $12,255                              $11,247
04/2017              $12,334                              $11,280
05/2017              $12,379                              $11,303
06/2017              $12,353                              $11,288
07/2017              $12,409                              $11,316
08/2017              $12,477                              $11,354
09/2017              $12,420                              $11,335
10/2017              $12,443                              $11,349
11/2017              $12,420                              $11,343
12/2017              $12,403                              $11,341
01/2018              $12,323                              $11,308
02/2018              $12,311                              $11,318
03/2018              $12,357                              $11,361
04/2018              $12,346                              $11,351
05/2018              $12,414                              $11,362
06/2018              $12,425                              $11,388
07/2018              $12,425                              $11,389
08/2018              $12,494                              $11,410
09/2018              $12,456                              $11,407
10/2018              $12,490                              $11,431
11/2018              $12,536                              $11,484
12/2018              $12,610                              $11,582
01/2019              $12,694                              $11,625
02/2019              $12,718                              $11,635
03/2019              $12,826                              $11,717
04/2019              $12,849                              $11,737
05/2019              $12,933                              $11,820
06/2019              $13,005                              $11,894
07/2019              $13,053                              $11,912                   Past performance is not predictive of
08/2019              $13,124                              $12,018                   future performance.
09/2019              $13,100                              $12,008
10/2019              $13,100                              $12,025                   The returns shown do not reflect the
                                                                                    deduction of taxes that a shareholder
                                                                                    would pay on fund distributions or the
            AVERAGE ANNUAL          ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN            YEAR         YEARS        YEARS
            ---------------------------------------------------------------         FTSE fixed income indices (C) 2019 FTSE
                                    4.88%        2.20%        2.74%                 Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO VS.
FTSE NON-USD WORLD GOVERNMENT BOND INDEX, CURRENCY-HEDGED IN USD TERMS
DECEMBER 6, 2011-OCTOBER 31, 2019

                                    [CHART]

               DFA World Ex U.S.                  FTSE Non-USD World
            Government Fixed Income             Government Bond Index,
                   Portfolio                 Currency-Hedged in USD Terms
           --------------------------        ----------------------------
12/2011             $10,000                           $10,000
12/2011             $10,095                           $10,085
01/2012             $10,145                           $10,165
02/2012             $10,175                           $10,216
03/2012             $10,165                           $10,218
04/2012             $10,246                           $10,246
05/2012             $10,506                           $10,370
06/2012             $10,427                           $10,329
07/2012             $10,648                           $10,436
08/2012             $10,658                           $10,456
09/2012             $10,656                           $10,515
10/2012             $10,666                           $10,538
11/2012             $10,757                           $10,623
12/2012             $10,771                           $10,641
01/2013             $10,606                           $10,608
02/2013             $10,730                           $10,670
03/2013             $10,834                           $10,776
04/2013             $10,968                           $10,899
05/2013             $10,741                           $10,744
06/2013             $10,524                           $10,638
07/2013             $10,587                           $10,690
08/2013             $10,483                           $10,668
09/2013             $10,576                           $10,745
10/2013             $10,690                           $10,852
11/2013             $10,680                           $10,857
12/2013             $10,538                           $10,792
01/2014             $10,780                           $10,963
02/2014             $10,811                           $11,013
03/2014             $10,848                           $11,051
04/2014             $10,933                           $11,119
05/2014             $11,081                           $11,203
06/2014             $11,143                           $11,273
07/2014             $11,239                           $11,343
08/2014             $11,474                           $11,505
09/2014             $11,431                           $11,500
10/2014             $11,538                           $11,562
11/2014             $11,730                           $11,712
12/2014             $11,832                           $11,847
01/2015             $12,152                           $12,060
02/2015             $12,072                           $12,013
03/2015             $12,186                           $12,113
04/2015             $12,038                           $12,005
05/2015             $11,946                           $11,904
06/2015             $11,694                           $11,726
07/2015             $11,889                           $11,902
08/2015             $11,820                           $11,868
09/2015             $11,957                           $11,961
10/2015             $11,992                           $12,031
11/2015             $12,038                           $12,064
12/2015             $11,932                           $12,030
01/2016             $12,239                           $12,269
02/2016             $12,424                           $12,442
03/2016             $12,460                           $12,531
04/2016             $12,337                           $12,504
05/2016             $12,485                           $12,614
06/2016             $12,841                           $12,920
07/2016             $12,989                           $12,965
08/2016             $13,001                           $12,936
09/2016             $13,013                           $12,934
10/2016             $12,743                           $12,752
11/2016             $12,510                           $12,601
12/2016             $12,594                           $12,648
01/2017             $12,430                           $12,487
02/2017             $12,657                           $12,622
03/2017             $12,632                           $12,603
04/2017             $12,758                           $12,684
05/2017             $12,872                           $12,741
06/2017             $12,720                           $12,679
07/2017             $12,720                           $12,709
08/2017             $12,910                           $12,833
09/2017             $12,784                           $12,767
10/2017             $12,910                           $12,863
11/2017             $12,973                           $12,921
12/2017             $12,994                           $12,908
01/2018             $12,779                           $12,864
02/2018             $12,817                           $12,922
03/2018             $13,007                           $13,101
04/2018             $12,969                           $13,076
05/2018             $13,146                           $13,056
06/2018             $13,197                           $13,131
07/2018             $13,146                           $13,117
08/2018             $13,260                           $13,084
09/2018             $13,133                           $13,059
10/2018             $13,222                           $13,096
11/2018             $13,323                           $13,172
12/2018             $13,420                           $13,358
01/2019             $13,598                           $13,511
02/2019             $13,611                           $13,514
03/2019             $13,980                           $13,772
04/2019             $13,939                           $13,758
05/2019             $14,225                           $13,959
06/2019             $14,457                           $14,205
07/2019             $14,689                           $14,394                Past performance is not predictive of
08/2019             $15,098                           $14,766                future performance.
09/2019             $14,975                           $14,701
10/2019             $14,798                           $14,591                The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE        FIVE         SINCE               redemption of fund shares.
          TOTAL RETURN           YEAR       YEARS      INCEPTION
          ------------------------------------------------------------       FTSE fixed income indices (C) 2019 FTSE
                                11.92%      5.10%        5.08%               Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT-TERM GOVERNMENT PORTFOLIO VS.
ICE BOFAML 1-5 YEAR US TREASURY & AGENCY INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

            DFA Short-Term Government       ICE BofAML 1-5 Year US Treasury
                   Portfolio                        & Agency Index
           ---------------------------     ---------------------------------
10/2009            $10,000                             $10,000
11/2009            $10,110                             $10,091
12/2009            $9,966                              $9,974
01/2010            $10,059                             $10,071
02/2010            $10,106                             $10,103
03/2010            $10,067                             $10,063
04/2010            $10,124                             $10,106
05/2010            $10,198                             $10,177
06/2010            $10,306                             $10,255
07/2010            $10,391                             $10,311
08/2010            $10,428                             $10,354
09/2010            $10,457                             $10,381
10/2010            $10,532                             $10,419
11/2010            $10,466                             $10,380
12/2010            $10,410                             $10,320
01/2011            $10,419                             $10,350
02/2011            $10,400                             $10,329
03/2011            $10,414                             $10,324
04/2011            $10,501                             $10,397
05/2011            $10,588                             $10,467
06/2011            $10,575                             $10,471
07/2011            $10,643                             $10,544
08/2011            $10,721                             $10,621
09/2011            $10,709                             $10,607
10/2011            $10,719                             $10,617
11/2011            $10,739                             $10,631
12/2011            $10,763                             $10,649
01/2012            $10,813                             $10,683
02/2012            $10,793                             $10,657
03/2012            $10,801                             $10,637
04/2012            $10,841                             $10,686
05/2012            $10,841                             $10,705
06/2012            $10,857                             $10,697
07/2012            $10,897                             $10,740
08/2012            $10,927                             $10,746
09/2012            $10,922                             $10,747
10/2012            $10,922                             $10,735
11/2012            $10,942                             $10,758
12/2012            $10,934                             $10,753
01/2013            $10,924                             $10,740
02/2013            $10,944                             $10,765
03/2013            $10,948                             $10,770
04/2013            $10,979                             $10,794
05/2013            $10,907                             $10,739
06/2013            $10,827                             $10,695
07/2013            $10,868                             $10,720
08/2013            $10,817                             $10,691
09/2013            $10,888                             $10,745
10/2013            $10,919                             $10,773
11/2013            $10,939                             $10,786
12/2013            $10,885                             $10,736
01/2014            $10,936                             $10,782
02/2014            $10,947                             $10,797
03/2014            $10,927                             $10,764
04/2014            $10,948                             $10,790
05/2014            $10,989                             $10,833
06/2014            $10,977                             $10,823
07/2014            $10,957                             $10,799
08/2014            $10,977                             $10,836
09/2014            $10,968                             $10,817
10/2014            $11,009                             $10,870
11/2014            $11,050                             $10,904
12/2014            $11,021                             $10,869
01/2015            $11,125                             $10,977
02/2015            $11,073                             $10,923
03/2015            $11,130                             $10,968
04/2015            $11,130                             $10,971
05/2015            $11,140                             $10,981
06/2015            $11,133                             $10,971
07/2015            $11,154                             $10,991
08/2015            $11,144                             $10,990
09/2015            $11,211                             $11,047
10/2015            $11,190                             $11,023
11/2015            $11,149                             $10,991
12/2015            $11,130                             $10,975
01/2016            $11,256                             $11,092
02/2016            $11,287                             $11,118
03/2016            $11,316                             $11,145
04/2016            $11,305                             $11,144
05/2016            $11,284                             $11,128
06/2016            $11,396                             $11,233
07/2016            $11,396                             $11,229
08/2016            $11,343                             $11,195
09/2016            $11,368                             $11,214
10/2016            $11,347                             $11,193
11/2016            $11,241                             $11,092
12/2016            $11,240                             $11,094
01/2017            $11,261                             $11,113
02/2017            $11,272                             $11,130
03/2017            $11,291                             $11,136
04/2017            $11,323                             $11,170
05/2017            $11,344                             $11,195
06/2017            $11,324                             $11,178
07/2017            $11,356                             $11,209
08/2017            $11,399                             $11,247
09/2017            $11,356                             $11,210
10/2017            $11,335                             $11,200
11/2017            $11,303                             $11,169
12/2017            $11,298                             $11,168
01/2018            $11,233                             $11,106
02/2018            $11,212                             $11,092
03/2018            $11,244                             $11,127
04/2018            $11,200                             $11,089
05/2018            $11,254                             $11,142
06/2018            $11,254                             $11,142
07/2018            $11,232                             $11,132
08/2018            $11,286                             $11,179
09/2018            $11,256                             $11,148
10/2018            $11,267                             $11,163
11/2018            $11,322                             $11,216
12/2018            $11,429                             $11,339
01/2019            $11,462                             $11,376
02/2019            $11,473                             $11,380
03/2019            $11,538                             $11,476
04/2019            $11,560                             $11,495
05/2019            $11,593                             $11,609
06/2019            $11,608                             $11,684
07/2019            $11,630                             $11,664                  Past performance is not predictive of
08/2019            $11,652                             $11,800                  future performance.
09/2019            $11,667                             $11,772
10/2019            $11,690                             $11,809                  The returns shown do not reflect the
                                                                                deduction of taxes that a shareholder
                                                                                would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          TEN                redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS        YEARS
           -------------------------------------------------------------        ICE BofAML index data copyright 2019
                                  3.75%        1.21%        1.57%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

               DFA Intermediate Government        Bloomberg Barclays U.S.
                 Fixed Income Portfolio           Government Bond Index
               ---------------------------       ------------------------
10/2009                 $10,000                         $10,000
11/2009                 $10,146                         $10,128
12/2009                 $9,902                          $9,898
01/2010                 $10,075                         $10,042
02/2010                 $10,133                         $10,083
03/2010                 $10,070                         $10,008
04/2010                 $10,178                         $10,103
05/2010                 $10,328                         $10,258
06/2010                 $10,520                         $10,433
07/2010                 $10,630                         $10,503
08/2010                 $10,814                         $10,690
09/2010                 $10,843                         $10,695
10/2010                 $10,885                         $10,688
11/2010                 $10,792                         $10,617
12/2010                 $10,587                         $10,445
01/2011                 $10,587                         $10,445
02/2011                 $10,587                         $10,439
03/2011                 $10,589                         $10,436
04/2011                 $10,719                         $10,550
05/2011                 $10,892                         $10,700
06/2011                 $10,845                         $10,668
07/2011                 $11,055                         $10,846
08/2011                 $11,326                         $11,121
09/2011                 $11,428                         $11,292
10/2011                 $11,367                         $11,211
11/2011                 $11,455                         $11,287
12/2011                 $11,585                         $11,387
01/2012                 $11,665                         $11,437
02/2012                 $11,612                         $11,363
03/2012                 $11,532                         $11,259
04/2012                 $11,712                         $11,412
05/2012                 $11,856                         $11,589
06/2012                 $11,830                         $11,556
07/2012                 $11,957                         $11,666
08/2012                 $12,002                         $11,655
09/2012                 $12,009                         $11,624
10/2012                 $11,991                         $11,607
11/2012                 $12,073                         $11,664
12/2012                 $12,014                         $11,617
01/2013                 $11,922                         $11,529
02/2013                 $12,014                         $11,588
03/2013                 $12,016                         $11,599
04/2013                 $12,118                         $11,697
05/2013                 $11,887                         $11,506
06/2013                 $11,622                         $11,381
07/2013                 $11,641                         $11,370
08/2013                 $11,520                         $11,315
09/2013                 $11,674                         $11,394
10/2013                 $11,740                         $11,448
11/2013                 $11,721                         $11,415
12/2013                 $11,592                         $11,315
01/2014                 $11,790                         $11,463
02/2014                 $11,819                         $11,495
03/2014                 $11,788                         $11,464
04/2014                 $11,864                         $11,527
05/2014                 $11,987                         $11,632
06/2014                 $11,971                         $11,617
07/2014                 $11,943                         $11,598
08/2014                 $12,057                         $11,716
09/2014                 $11,977                         $11,655
10/2014                 $12,092                         $11,764
11/2014                 $12,207                         $11,856
12/2014                 $12,192                         $11,872
01/2015                 $12,532                         $12,168
02/2015                 $12,328                         $11,988
03/2015                 $12,439                         $12,062
04/2015                 $12,410                         $12,002
05/2015                 $12,390                         $11,982
06/2015                 $12,291                         $11,881
07/2015                 $12,399                         $11,976
08/2015                 $12,399                         $11,982
09/2015                 $12,534                         $12,084
10/2015                 $12,485                         $12,042
11/2015                 $12,446                         $11,994
12/2015                 $12,407                         $11,973
01/2016                 $12,716                         $12,222
02/2016                 $12,826                         $12,327
03/2016                 $12,868                         $12,347
04/2016                 $12,858                         $12,335
05/2016                 $12,848                         $12,335
06/2016                 $13,149                         $12,599
07/2016                 $13,190                         $12,648
08/2016                 $13,099                         $12,582
09/2016                 $13,109                         $12,567
10/2016                 $12,978                         $12,434
11/2016                 $12,564                         $12,112
12/2016                 $12,550                         $12,099
01/2017                 $12,591                         $12,127
02/2017                 $12,662                         $12,186
03/2017                 $12,671                         $12,181
04/2017                 $12,784                         $12,265
05/2017                 $12,865                         $12,343
06/2017                 $12,817                         $12,324
07/2017                 $12,868                         $12,345
08/2017                 $13,012                         $12,476
09/2017                 $12,868                         $12,371
10/2017                 $12,857                         $12,357
11/2017                 $12,816                         $12,340
12/2017                 $12,828                         $12,377
01/2018                 $12,620                         $12,212
02/2018                 $12,537                         $12,123
03/2018                 $12,645                         $12,235
04/2018                 $12,509                         $12,137
05/2018                 $12,614                         $12,245
06/2018                 $12,630                         $12,247
07/2018                 $12,578                         $12,197
08/2018                 $12,683                         $12,289
09/2018                 $12,575                         $12,177
10/2018                 $12,543                         $12,120
11/2018                 $12,670                         $12,227
12/2018                 $12,946                         $12,487
01/2019                 $13,031                         $12,545
02/2019                 $12,999                         $12,512
03/2019                 $13,274                         $12,749
04/2019                 $13,242                         $12,715
05/2019                 $13,562                         $13,010
06/2019                 $13,702                         $13,130
07/2019                 $13,713                         $13,115              Past performance is not predictive of
08/2019                 $14,131                         $13,556              future performance.
09/2019                 $14,003                         $13,443
10/2019                 $14,024                         $13,452              The returns shown do not reflect the
                                                                             deduction of taxes that a shareholder
                                                                             would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE         TEN                redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS       YEARS
          -----------------------------------------------------------        Bloomberg Barclays data provided by
                                11.81%       3.01%       3.44%               Bloomberg Finance L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO VS.
ICE BOFAML 1-5 YEAR US CORPORATE & GOVERNMENT INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                      [CHART]

            DFA Short-Term Extended         ICE BofAML 1-5 Year US Corporate
               Quality Portfolio                   & Government Index
            -----------------------        ----------------------------------
10/2009            $10,000                            $10,000
11/2009            $10,121                            $10,099
12/2009            $10,023                            $9,998
01/2010            $10,157                            $10,111
02/2010            $10,200                            $10,147
03/2010            $10,194                            $10,124
04/2010            $10,271                            $10,178
05/2010            $10,277                            $10,218
06/2010            $10,359                            $10,297
07/2010            $10,474                            $10,378
08/2010            $10,556                            $10,434
09/2010            $10,610                            $10,473
10/2010            $10,673                            $10,521
11/2010            $10,609                            $10,475
12/2010            $10,539                            $10,414
01/2011            $10,588                            $10,454
02/2011            $10,588                            $10,445
03/2011            $10,590                            $10,447
04/2011            $10,699                            $10,531
05/2011            $10,768                            $10,604
06/2011            $10,758                            $10,601
07/2011            $10,858                            $10,681
08/2011            $10,876                            $10,727
09/2011            $10,836                            $10,689
10/2011            $10,878                            $10,725
11/2011            $10,805                            $10,708
12/2011            $10,848                            $10,737
01/2012            $10,948                            $10,806
02/2012            $10,985                            $10,807
03/2012            $10,994                            $10,804
04/2012            $11,032                            $10,851
05/2012            $11,039                            $10,860
06/2012            $11,057                            $10,870
07/2012            $11,153                            $10,934
08/2012            $11,183                            $10,956
09/2012            $11,222                            $10,975
10/2012            $11,228                            $10,979
11/2012            $11,244                            $11,002
12/2012            $11,241                            $11,002
01/2013            $11,231                            $10,997
02/2013            $11,268                            $11,028
03/2013            $11,281                            $11,036
04/2013            $11,323                            $11,069
05/2013            $11,267                            $11,013
06/2013            $11,176                            $10,948
07/2013            $11,221                            $10,985
08/2013            $11,183                            $10,958
09/2013            $11,264                            $11,022
10/2013            $11,316                            $11,064
11/2013            $11,340                            $11,083
12/2013            $11,287                            $11,037
01/2014            $11,360                            $11,091
02/2014            $11,389                            $11,116
03/2014            $11,362                            $11,086
04/2014            $11,397                            $11,119
05/2014            $11,453                            $11,172
06/2014            $11,447                            $11,167
07/2014            $11,428                            $11,142
08/2014            $11,462                            $11,182
09/2014            $11,434                            $11,159
10/2014            $11,479                            $11,211
11/2014            $11,525                            $11,246
12/2014            $11,477                            $11,203
01/2015            $11,604                            $11,313
02/2015            $11,565                            $11,271
03/2015            $11,602                            $11,316
04/2015            $11,616                            $11,323
05/2015            $11,617                            $11,334
06/2015            $11,579                            $11,317
07/2015            $11,605                            $11,337
08/2015            $11,588                            $11,330
09/2015            $11,657                            $11,383
10/2015            $11,649                            $11,372
11/2015            $11,647                            $11,346
12/2015            $11,609                            $11,321
01/2016            $11,696                            $11,421
02/2016            $11,698                            $11,444
03/2016            $11,811                            $11,503
04/2016            $11,859                            $11,521
05/2016            $11,844                            $11,509
06/2016            $11,960                            $11,617
07/2016            $11,989                            $11,628
08/2016            $11,962                            $11,605
09/2016            $11,978                            $11,622
10/2016            $11,963                            $11,603
11/2016            $11,838                            $11,496
12/2016            $11,848                            $11,504
01/2017            $11,884                            $11,531
02/2017            $11,922                            $11,560
03/2017            $11,944                            $11,568
04/2017            $11,993                            $11,610
05/2017            $12,034                            $11,644
06/2017            $12,032                            $11,632
07/2017            $12,083                            $11,673
08/2017            $12,115                            $11,713
09/2017            $12,093                            $11,683
10/2017            $12,105                            $11,680
11/2017            $12,074                            $11,647
12/2017            $12,082                            $11,651
01/2018            $12,025                            $11,592
02/2018            $12,003                            $11,568
03/2018            $12,025                            $11,594
04/2018            $12,018                            $11,563
05/2018            $12,059                            $11,616
06/2018            $12,066                            $11,614
07/2018            $12,086                            $11,618
08/2018            $12,138                            $11,669
09/2018            $12,135                            $11,647
10/2018            $12,132                            $11,653
11/2018            $12,156                            $11,694
12/2018            $12,243                            $11,814
01/2019            $12,325                            $11,878
02/2019            $12,359                            $11,897
03/2019            $12,452                            $12,007
04/2019            $12,493                            $12,035
05/2019            $12,557                            $12,145
06/2019            $12,635                            $12,238                    Past performance is not predictive of
07/2019            $12,670                            $12,229                    future performance.
08/2019            $12,728                            $12,368
09/2019            $12,729                            $12,348                    The returns shown do not reflect the
10/2019            $12,752                            $12,393                    deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          TEN                 redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS        YEARS
           --------------------------------------------------------------        ICE BofAML index data copyright 2019
                                  5.11%        2.13%        2.46%                ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. CREDIT BOND INDEX
JULY 20, 2010-OCTOBER 31, 2019

                                [CHART]

           DFA Intermediate-Term          Bloomberg Barclays U.S.
         Extended Quality Portfolio         Credit Bond Index
         --------------------------      ------------------------
07/2010          $10,000                       $10,000
07/2010          $10,020                       $10,093
08/2010          $10,230                       $10,296
09/2010          $10,282                       $10,362
10/2010          $10,315                       $10,376
11/2010          $10,195                       $10,273
12/2010          $9,963                        $10,169
01/2011          $9,983                        $10,191
02/2011          $10,018                       $10,264
03/2011          $10,015                       $10,260
04/2011          $10,184                       $10,434
05/2011          $10,363                       $10,594
06/2011          $10,278                       $10,516
07/2011          $10,583                       $10,769
08/2011          $10,745                       $10,808
09/2011          $10,773                       $10,835
10/2011          $10,825                       $10,993
11/2011          $10,683                       $10,809
12/2011          $10,897                       $11,019
01/2012          $11,085                       $11,248
02/2012          $11,133                       $11,333
03/2012          $11,032                       $11,243
04/2012          $11,228                       $11,394
05/2012          $11,359                       $11,471
06/2012          $11,356                       $11,520
07/2012          $11,607                       $11,832
08/2012          $11,644                       $11,857
09/2012          $11,715                       $11,928
10/2012          $11,819                       $12,061
11/2012          $11,850                       $12,061
12/2012          $11,798                       $12,051
01/2013          $11,658                       $11,946
02/2013          $11,770                       $12,030
03/2013          $11,804                       $12,030
04/2013          $11,989                       $12,247
05/2013          $11,676                       $11,958
06/2013          $11,290                       $11,617
07/2013          $11,362                       $11,700
08/2013          $11,224                       $11,605
09/2013          $11,364                       $11,701
10/2013          $11,509                       $11,870
11/2013          $11,448                       $11,838
12/2013          $11,348                       $11,809
01/2014          $11,657                       $12,007
02/2014          $11,730                       $12,138
03/2014          $11,715                       $12,153
04/2014          $11,855                       $12,297
05/2014          $12,052                       $12,471
06/2014          $12,051                       $12,481
07/2014          $12,035                       $12,476
08/2014          $12,223                       $12,656
09/2014          $12,070                       $12,478
10/2014          $12,189                       $12,611
11/2014          $12,310                       $12,697
12/2014          $12,263                       $12,697
01/2015          $12,720                       $13,057
02/2015          $12,563                       $12,927
03/2015          $12,629                       $12,972
04/2015          $12,579                       $12,896
05/2015          $12,498                       $12,822
06/2015          $12,275                       $12,598
07/2015          $12,373                       $12,677
08/2015          $12,288                       $12,602
09/2015          $12,473                       $12,665
10/2015          $12,513                       $12,725
11/2015          $12,502                       $12,697
12/2015          $12,420                       $12,600
01/2016          $12,547                       $12,666
02/2016          $12,642                       $12,771
03/2016          $12,918                       $13,093
04/2016          $13,054                       $13,253
05/2016          $13,037                       $13,247
06/2016          $13,346                       $13,549
07/2016          $13,500                       $13,727
08/2016          $13,484                       $13,754
09/2016          $13,477                       $13,716
10/2016          $13,340                       $13,599
11/2016          $12,885                       $13,228
12/2016          $12,921                       $13,309
01/2017          $12,971                       $13,354
02/2017          $13,110                       $13,502
03/2017          $13,112                       $13,481
04/2017          $13,278                       $13,616
05/2017          $13,410                       $13,763
06/2017          $13,396                       $13,799
07/2017          $13,515                       $13,900
08/2017          $13,653                       $14,016
09/2017          $13,553                       $13,985
10/2017          $13,614                       $14,032
11/2017          $13,564                       $14,019
12/2017          $13,640                       $14,131
01/2018          $13,422                       $14,000
02/2018          $13,247                       $13,788
03/2018          $13,286                       $13,830
04/2018          $13,141                       $13,704
05/2018          $13,218                       $13,773
06/2018          $13,177                       $13,709
07/2018          $13,254                       $13,807
08/2018          $13,355                       $13,878
09/2018          $13,273                       $13,831
10/2018          $13,133                       $13,637
11/2018          $13,145                       $13,628
12/2018          $13,354                       $13,833
01/2019          $13,615                       $14,132
02/2019          $13,662                       $14,162
03/2019          $14,030                       $14,507
04/2019          $14,095                       $14,578
05/2019          $14,319                       $14,792
06/2019          $14,633                       $15,127               Past performance is not predictive of
07/2019          $14,716                       $15,205               future performance.
08/2019          $15,100                       $15,680
09/2019          $15,013                       $15,578               The returns shown do not reflect the
10/2019          $15,139                       $15,666               deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
        AVERAGE ANNUAL       ONE       FIVE        SINCE             redemption of fund shares.
        TOTAL RETURN         YEAR      YEARS     INCEPTION
        -------------------------------------------------------      Bloomberg Barclays data provided by
                            15.27%     4.43%       4.57%             Bloomberg Finance L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA TARGETED CREDIT PORTFOLIO VS.
BLOOMBERG BARCLAYS GLOBAL AGGREGATE CREDIT 1-5 YEAR (HEDGED TO USD)
MAY 20, 2015-OCTOBER 31, 2019

                                      [CHART]

                                                Bloomberg Barclays Global
                     DFA Targeted              Aggregate Credit 1-5 Years
                   Credit Portfolio               (hedged to USD)
                  ------------------       -----------------------------------
05/2015                $10,000                       $10,000
05/2015                $10,000                       $10,015
06/2015                $9,941                        $9,980
07/2015                $9,973                        $10,006
08/2015                $9,957                        $9,991
09/2015                $10,022                       $10,003
10/2015                $10,018                       $10,028
11/2015                $10,013                       $10,031
12/2015                $9,969                        $10,008
01/2016                $10,016                       $10,054
02/2016                $10,018                       $10,071
03/2016                $10,149                       $10,157
04/2016                $10,205                       $10,195
05/2016                $10,200                       $10,205
06/2016                $10,320                       $10,278
07/2016                $10,379                       $10,323
08/2016                $10,366                       $10,335
09/2016                $10,380                       $10,350
10/2016                $10,358                       $10,343
11/2016                $10,222                       $10,276
12/2016                $10,238                       $10,298
01/2017                $10,271                       $10,328
02/2017                $10,319                       $10,377
03/2017                $10,331                       $10,383
04/2017                $10,400                       $10,428
05/2017                $10,451                       $10,468
06/2017                $10,443                       $10,460
07/2017                $10,514                       $10,512
08/2017                $10,546                       $10,550
09/2017                $10,535                       $10,542
10/2017                $10,559                       $10,569
11/2017                $10,521                       $10,554
12/2017                $10,521                       $10,564
01/2018                $10,479                       $10,537
02/2018                $10,437                       $10,524
03/2018                $10,437                       $10,538
04/2018                $10,429                       $10,537
05/2018                $10,470                       $10,573
06/2018                $10,471                       $10,579
07/2018                $10,503                       $10,605
08/2018                $10,555                       $10,649
09/2018                $10,547                       $10,648
10/2018                $10,540                       $10,652
11/2018                $10,532                       $10,661
12/2018                $10,600                       $10,738
01/2019                $10,720                       $10,829
02/2019                $10,774                       $10,875
03/2019                $10,895                       $10,981
04/2019                $10,938                       $11,028
05/2019                $10,990                       $11,094
06/2019                $11,085                       $11,194                      Past performance is not predictive of
07/2019                $11,127                       $11,231                      future performance.
08/2019                $11,200                       $11,328
09/2019                $11,193                       $11,322                      The returns shown do not reflect the
10/2019                $11,226                       $11,359                      deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
           AVERAGE ANNUAL                  ONE            SINCE                   redemption of fund shares.
           TOTAL RETURN                    YEAR         INCEPTION
           --------------------------------------------------------------         Bloomberg Barclays data provided by
                                           6.51%          2.63%                   Bloomberg Finance L.P.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX (HEDGED TO USD)
JANUARY 11, 2018-OCTOBER 31, 2019

                             [CHART]

                                          Bloomberg Barclays Global
                 DFA Global Core Plus      Aggregate Bond Index
                Fixed Income Portfolio        (hedged to USD)
                ----------------------    -------------------------
01/2018                $10,000                   $10,000
01/2018                $9,910                    $9,966
02/2018                $9,860                    $9,943
03/2018                $9,895                    $10,026
04/2018                $9,875                    $9,989
05/2018                $9,915                    $10,026
06/2018                $9,924                    $10,045
07/2018                $9,944                    $10,047
08/2018                $10,004                   $10,078
09/2018                $9,954                    $10,040
10/2018                $9,944                    $10,020
11/2018                $9,924                    $10,069
12/2018                $9,992                    $10,215
01/2019                $10,194                   $10,323
02/2019                $10,257                   $10,335
03/2019                $10,501                   $10,520
04/2019                $10,555                   $10,527
05/2019                $10,639                   $10,678
06/2019                $10,863                   $10,828               Past performance is not predictive of
07/2019                $11,033                   $10,913               future performance.
08/2019                $11,224                   $11,160
09/2019                $11,160                   $11,109               The returns shown do not reflect the
10/2019                $11,170                   $11,090               deduction of taxes that a shareholder
                                                                       would pay on fund distributions or the
         AVERAGE ANNUAL               ONE          SINCE               redemption of fund shares.
         TOTAL RETURN                 YEAR       INCEPTION
         -------------------------------------------------------       Bloomberg Barclays data provided by
                                     12.33%        6.33%               Bloomberg Finance L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA INVESTMENT GRADE PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX
MARCH 7, 2011-OCTOBER 31, 2019

                                    [CHART]

                  DFA Investment Grade             Bloomberg Barclays U.S.
                        Portfolio                   Aggregate Bond Index
               ---------------------------        -------------------------
03/2011                $10,000                           $10,000
03/2011                $10,040                           $10,026
04/2011                $10,180                           $10,153
05/2011                $10,330                           $10,285
06/2011                $10,273                           $10,255
07/2011                $10,505                           $10,418
08/2011                $10,686                           $10,570
09/2011                $10,725                           $10,647
10/2011                $10,735                           $10,658
11/2011                $10,694                           $10,649
12/2011                $10,831                           $10,766
01/2012                $10,953                           $10,861
02/2012                $10,963                           $10,858
03/2012                $10,899                           $10,799
04/2012                $11,042                           $10,919
05/2012                $11,145                           $11,017
06/2012                $11,140                           $11,022
07/2012                $11,295                           $11,174
08/2012                $11,336                           $11,181
09/2012                $11,371                           $11,196
10/2012                $11,402                           $11,218
11/2012                $11,443                           $11,236
12/2012                $11,406                           $11,220
01/2013                $11,322                           $11,142
02/2013                $11,396                           $11,197
03/2013                $11,418                           $11,206
04/2013                $11,533                           $11,320
05/2013                $11,313                           $11,118
06/2013                $11,045                           $10,946
07/2013                $11,098                           $10,961
08/2013                $10,982                           $10,905
09/2013                $11,116                           $11,008
10/2013                $11,222                           $11,097
11/2013                $11,180                           $11,055
12/2013                $11,078                           $10,993
01/2014                $11,314                           $11,155
02/2014                $11,367                           $11,215
03/2014                $11,349                           $11,196
04/2014                $11,446                           $11,290
05/2014                $11,596                           $11,419
06/2014                $11,583                           $11,424
07/2014                $11,561                           $11,396
08/2014                $11,702                           $11,522
09/2014                $11,595                           $11,443
10/2014                $11,704                           $11,556
11/2014                $11,801                           $11,638
12/2014                $11,768                           $11,649
01/2015                $12,119                           $11,893
02/2015                $11,976                           $11,781
03/2015                $12,053                           $11,836
04/2015                $12,020                           $11,793
05/2015                $11,987                           $11,765
06/2015                $11,847                           $11,637
07/2015                $11,936                           $11,718
08/2015                $11,891                           $11,701
09/2015                $12,028                           $11,780
10/2015                $12,028                           $11,782
11/2015                $12,017                           $11,751
12/2015                $11,957                           $11,713
01/2016                $12,125                           $11,874
02/2016                $12,204                           $11,958
03/2016                $12,358                           $12,068
04/2016                $12,415                           $12,114
05/2016                $12,392                           $12,117
06/2016                $12,645                           $12,335
07/2016                $12,713                           $12,413
08/2016                $12,668                           $12,399
09/2016                $12,686                           $12,392
10/2016                $12,583                           $12,297
11/2016                $12,253                           $12,006
12/2016                $12,265                           $12,023
01/2017                $12,299                           $12,047
02/2017                $12,391                           $12,127
03/2017                $12,398                           $12,121
04/2017                $12,513                           $12,215
05/2017                $12,606                           $12,309
06/2017                $12,583                           $12,296
07/2017                $12,664                           $12,349
08/2017                $12,780                           $12,460
09/2017                $12,680                           $12,401
10/2017                $12,692                           $12,408
11/2017                $12,645                           $12,392
12/2017                $12,678                           $12,449
01/2018                $12,514                           $12,305
02/2018                $12,409                           $12,189
03/2018                $12,462                           $12,267
04/2018                $12,356                           $12,176
05/2018                $12,438                           $12,263
06/2018                $12,427                           $12,247
07/2018                $12,439                           $12,250
08/2018                $12,534                           $12,329
09/2018                $12,450                           $12,250
10/2018                $12,390                           $12,153
11/2018                $12,450                           $12,226
12/2018                $12,647                           $12,450
01/2019                $12,816                           $12,582
02/2019                $12,840                           $12,575
03/2019                $13,120                           $12,817
04/2019                $13,156                           $12,820
05/2019                $13,398                           $13,047
06/2019                $13,586                           $13,211               Past performance is not predictive of
07/2019                $13,635                           $13,240               future performance.
08/2019                $13,976                           $13,583
09/2019                $13,902                           $13,511               The returns shown do not reflect the
10/2019                $13,951                           $13,552               deduction of taxes that a shareholder
                                                                               would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE          SINCE               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS       INCEPTION
          --------------------------------------------------------------       Bloomberg Barclays data provided by
                                12.60%       3.58%         3.92%               Bloomberg Finance L.P.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA DIVERSIFIED FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX
AUGUST 10, 2016-OCTOBER 31, 2019

                                    [CHART]

              DFA Diversified Fixed       Bloomberg Barclays U.S. Intermediate
                 Income Portfolio               Government Bond Index
             -----------------------      ------------------------------------
08-2016             $10,000                            $10,000
08-2016             $9,980                             $9,968
09-2016             $9,996                             $9,985
10-2016             $9,936                             $9,937
11-2016             $9,755                             $9,770
12-2016             $9,755                             $9,767
01-2017             $9,785                             $9,787
02-2017             $9,825                             $9,815
03-2017             $9,829                             $9,820
04-2017             $9,880                             $9,871
05-2017             $9,920                             $9,910
06-2017             $9,895                             $9,884
07-2017             $9,925                             $9,916
08-2017             $9,996                             $9,976
09-2017             $9,910                             $9,918
10-2017             $9,930                             $9,906
11-2017             $9,910                             $9,876
12-2017             $9,919                             $9,878
01-2018             $9,826                             $9,784
02-2018             $9,785                             $9,755
03-2018             $9,843                             $9,806
04-2018             $9,792                             $9,751
05-2018             $9,853                             $9,813
06-2018             $9,861                             $9,812
07-2018             $9,841                             $9,793
08-2018             $9,903                             $9,851
09-2018             $9,857                             $9,801
10-2018             $9,826                             $9,805
11-2018             $9,899                             $9,872
12-2018             $10,025                            $10,019
01-2019             $10,088                            $10,062
02-2019             $10,077                            $10,055
03-2019             $10,223                            $10,177
04-2019             $10,223                            $10,182
05-2019             $10,370                            $10,331
06-2019             $10,448                            $10,416                    Past performance is not predictive of
07-2019             $10,458                            $10,398                    future performance.
08-2019             $10,648                            $10,585
09-2019             $10,588                            $10,539                    The returns shown do not reflect the
10-2019             $10,609                            $10,569                    deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
           AVERAGE ANNUAL                  ONE            SINCE                   redemption of fund shares.
           TOTAL RETURN                    YEAR         INCEPTION
           --------------------------------------------------------------         Bloomberg Barclays data provided by
                                           7.97%          1.85%                   Bloomberg Finance L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA LTIP PORTFOLIO VS.
FTSE U.S. INFLATION-LINKED SECURITIES INDEX, 20+ YEARS
MARCH 7, 2012-OCTOBER 31, 2019

                                  [CHART]


                 DFA LTIP Portfolio -           FTSE US Inflation-Linked
                 Institutional Class           Securities Index, 20+ Years
                ---------------------        -----------------------------
03/2012               $10,000                          $10,000
03/2012               $9,770                           $9,821
04/2012               $10,310                          $10,266
05/2012               $10,890                          $10,921
06/2012               $10,751                          $10,847
07/2012               $11,403                          $11,424
08/2012               $11,152                          $11,175
09/2012               $11,092                          $11,148
10/2012               $11,423                          $11,432
11/2012               $11,464                          $11,528
12/2012               $11,239                          $11,314
01/2013               $10,847                          $10,952
02/2013               $10,817                          $10,947
03/2013               $10,666                          $10,809
04/2013               $11,159                          $11,318
05/2013               $9,842                           $10,024
06/2013               $9,044                           $9,391
07/2013               $9,014                           $9,290
08/2013               $8,659                           $9,022
09/2013               $8,881                           $9,195
10/2013               $8,963                           $9,258
11/2013               $8,545                           $8,887
12/2013               $8,309                           $8,696
01/2014               $8,963                           $9,275
02/2014               $8,983                           $9,321
03/2014               $9,075                           $9,416
04/2014               $9,423                           $9,747
05/2014               $9,893                           $10,169
06/2014               $9,981                           $10,258
07/2014               $10,097                          $10,411
08/2014               $10,432                          $10,698
09/2014               $9,762                           $10,063
10/2014               $10,059                          $10,362
11/2014               $10,281                          $10,486
12/2014               $10,356                          $10,637
01/2015               $10,727                          $11,406
02/2015               $10,282                          $11,024
03/2015               $10,176                          $10,893
04/2015               $10,123                          $10,835
05/2015               $9,700                           $10,453
06/2015               $9,318                           $10,049
07/2015               $9,562                           $10,241
08/2015               $9,318                           $10,045
09/2015               $9,058                           $9,719
10/2015               $9,250                           $9,907
11/2015               $9,271                           $9,917
12/2015               $9,047                           $9,745
01/2016               $9,346                           $9,990
02/2016               $9,623                           $10,295
03/2016               $10,028                          $10,694
04/2016               $10,071                          $10,753
05/2016               $9,911                           $10,618
06/2016               $10,499                          $11,143
07/2016               $10,918                          $11,584
08/2016               $10,929                          $11,607
09/2016               $10,920                          $11,496
10/2016               $10,628                          $11,277
11/2016               $10,086                          $10,824
12/2016               $9,986                           $10,665
01/2017               $10,118                          $10,803
02/2017               $10,260                          $10,975
03/2017               $10,176                          $10,892
04/2017               $10,275                          $11,033
05/2017               $10,264                          $11,027
06/2017               $10,112                          $10,848
07/2017               $10,123                          $10,848
08/2017               $10,444                          $11,173
09/2017               $10,293                          $11,054
10/2017               $10,360                          $11,110
11/2017               $10,527                          $11,290
12/2017               $10,944                          $11,673
01/2018               $10,764                          $11,529
02/2018               $10,301                          $11,059
03/2018               $10,538                          $11,317
04/2018               $10,549                          $11,380
05/2018               $10,549                          $11,371
06/2018               $10,758                          $11,504
07/2018               $10,644                          $11,407
08/2018               $10,724                          $11,515
09/2018               $10,389                          $11,158
10/2018               $9,766                           $10,563
11/2018               $9,893                           $10,692
12/2018               $10,031                          $10,838
01/2019               $10,334                          $11,118
02/2019               $10,206                          $11,048
03/2019               $10,787                          $11,574
04/2019               $10,729                          $11,545
05/2019               $11,334                          $12,105
06/2019               $11,288                          $12,127                Past performance is not predictive of
07/2019               $11,429                          $12,320                future performance.
08/2019               $12,571                          $13,352
09/2019               $12,113                          $12,816                The returns shown do not reflect the
10/2019               $11,983                          $12,824                deduction of taxes that a shareholder
                                                                              would pay on fund distributions or the
          AVERAGE ANNUAL         ONE         FIVE         SINCE               redemption of fund shares.
          TOTAL RETURN           YEAR        YEARS      INCEPTION
          -------------------------------------------------------------       FTSE fixed income indices (C) 2019 FTSE
                                22.69%       3.56%        2.39%               Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INFLATION-PROTECTED SECURITIES PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

                        DFA Inflation-Protected            Bloomberg Barclays
                          Securities Portfolio               U.S. TIPS Index
                       -------------------------          --------------------
10-2009                        $10,000                          $10,000
11-2009                        $10,274                          $10,278
12-2009                        $10,057                          $10,053
01-2010                        $10,214                          $10,215
02-2010                        $10,122                          $10,096
03-2010                        $10,108                          $10,110
04-2010                        $10,376                          $10,349
05-2010                        $10,367                          $10,349
06-2010                        $10,536                          $10,496
07-2010                        $10,545                          $10,511
08-2010                        $10,732                          $10,692
09-2010                        $10,847                          $10,757
10-2010                        $11,129                          $11,042
11-2010                        $10,950                          $10,855
12-2010                        $10,742                          $10,687
01-2011                        $10,799                          $10,708
02-2011                        $10,866                          $10,800
03-2011                        $10,965                          $10,910
04-2011                        $11,242                          $11,184
05-2011                        $11,318                          $11,218
06-2011                        $11,418                          $11,308
07-2011                        $11,895                          $11,751
08-2011                        $12,012                          $11,847
09-2011                        $11,966                          $11,819
10-2011                        $12,173                          $12,039
11-2011                        $12,291                          $12,132
12-2011                        $12,304                          $12,136
01-2012                        $12,586                          $12,415
02-2012                        $12,546                          $12,374
03-2012                        $12,415                          $12,241
04-2012                        $12,696                          $12,489
05-2012                        $12,898                          $12,698
06-2012                        $12,825                          $12,627
07-2012                        $13,048                          $12,866
08-2012                        $13,048                          $12,829
09-2012                        $13,140                          $12,895
10-2012                        $13,232                          $13,006
11-2012                        $13,313                          $13,068
12-2012                        $13,221                          $12,983
01-2013                        $13,128                          $12,896
02-2013                        $13,149                          $12,900
03-2013                        $13,190                          $12,936
04-2013                        $13,293                          $13,039
05-2013                        $12,704                          $12,471
06-2013                        $12,142                          $12,024
07-2013                        $12,277                          $12,112
08-2013                        $12,048                          $11,935
09-2013                        $12,297                          $12,108
10-2013                        $12,360                          $12,175
11-2013                        $12,224                          $12,043
12-2013                        $11,995                          $11,866
01-2014                        $12,278                          $12,100
02-2014                        $12,320                          $12,155
03-2014                        $12,225                          $12,097
04-2014                        $12,403                          $12,260
05-2014                        $12,676                          $12,520
06-2014                        $12,712                          $12,558
07-2014                        $12,701                          $12,561
08-2014                        $12,764                          $12,616
09-2014                        $12,424                          $12,301
10-2014                        $12,530                          $12,406
11-2014                        $12,584                          $12,438
12-2014                        $12,399                          $12,298
01-2015                        $12,848                          $12,685
02-2015                        $12,666                          $12,532
03-2015                        $12,623                          $12,473
04-2015                        $12,720                          $12,565
05-2015                        $12,602                          $12,462
06-2015                        $12,484                          $12,340
07-2015                        $12,549                          $12,366
08-2015                        $12,431                          $12,271
09-2015                        $12,386                          $12,199
10-2015                        $12,408                          $12,230
11-2015                        $12,386                          $12,218
12-2015                        $12,247                          $12,121
01-2016                        $12,484                          $12,301
02-2016                        $12,635                          $12,438
03-2016                        $12,861                          $12,661
04-2016                        $12,893                          $12,705
05-2016                        $12,786                          $12,615
06-2016                        $13,083                          $12,877
07-2016                        $13,159                          $12,989
08-2016                        $13,083                          $12,931
09-2016                        $13,212                          $13,002
10-2016                        $13,147                          $12,950
11-2016                        $12,832                          $12,701
12-2016                        $12,819                          $12,689
01-2017                        $12,962                          $12,795
02-2017                        $13,017                          $12,856
03-2017                        $13,011                          $12,849
04-2017                        $13,110                          $12,925
05-2017                        $13,110                          $12,919
06-2017                        $12,967                          $12,797
07-2017                        $13,067                          $12,854
08-2017                        $13,211                          $12,990
09-2017                        $13,079                          $12,907
10-2017                        $13,112                          $12,935
11-2017                        $13,112                          $12,952
12-2017                        $13,240                          $13,070
01-2018                        $13,082                          $12,958
02-2018                        $12,958                          $12,832
03-2018                        $13,093                          $12,967
04-2018                        $13,059                          $12,960
05-2018                        $13,116                          $13,015
06-2018                        $13,192                          $13,067
07-2018                        $13,112                          $13,004
08-2018                        $13,215                          $13,098
09-2018                        $13,072                          $12,960
10-2018                        $12,911                          $12,774
11-2018                        $12,992                          $12,835
12-2018                        $13,068                          $12,905
01-2019                        $13,287                          $13,079
02-2019                        $13,264                          $13,077
03-2019                        $13,541                          $13,318
04-2019                        $13,587                          $13,362
05-2019                        $13,806                          $13,583
06-2019                        $13,959                          $13,699           Past performance is not predictive of
07-2019                        $13,994                          $13,748           future performance.
08-2019                        $14,273                          $14,075
09-2019                        $14,094                          $13,883           The returns shown do not reflect the
10-2019                        $14,094                          $13,919           deduction of taxes that a shareholder
                                                                                  would pay on fund distributions or the
           AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
           TOTAL RETURN           YEAR         YEARS        YEARS
           --------------------------------------------------------------         Bloomberg Barclays data provided by
                                  9.16%        2.38%        3.49%                 Bloomberg Finance L.P.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT DURATION REAL RETURN PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS 1-5 YEARS INDEX
NOVEMBER 5, 2013-OCTOBER 31, 2019

                                    [CHART]

                   DFA Short Duration Real      Bloomberg Barclays U.S. TIPS
                     Return Portfolio                1-5 Years Index
                  -------------------------    ------------------------------
11-2013                    $10,000                         $10,000
11-2013                    $9,990                          $10,020
12-2013                    $9,930                          $9,969
01-2014                    $9,980                          $10,009
02-2014                    $10,040                         $10,037
03-2014                    $10,020                         $9,989
04-2014                    $10,060                         $10,050
05-2014                    $10,170                         $10,135
06-2014                    $10,221                         $10,171
07-2014                    $10,160                         $10,136
08-2014                    $10,140                         $10,121
09-2014                    $10,030                         $10,015
10-2014                    $10,020                         $10,019
11-2014                    $9,990                          $10,004
12-2014                    $9,836                          $9,856
01-2015                    $9,957                          $9,968
02-2015                    $9,967                          $9,938
03-2015                    $9,906                          $9,901
04-2015                    $9,987                          $9,978
05-2015                    $9,967                          $9,971
06-2015                    $9,927                          $9,963
07-2015                    $9,896                          $9,930
08-2015                    $9,856                          $9,902
09-2015                    $9,856                          $9,892
10-2015                    $9,896                          $9,890
11-2015                    $9,896                          $9,870
12-2015                    $9,881                          $9,842
01-2016                    $9,891                          $9,912
02-2016                    $9,891                          $9,938
03-2016                    $10,055                         $10,054
04-2016                    $10,086                         $10,058
05-2016                    $10,065                         $10,038
06-2016                    $10,157                         $10,149
07-2016                    $10,167                         $10,140
08-2016                    $10,157                         $10,104
09-2016                    $10,229                         $10,177
10-2016                    $10,260                         $10,182
11-2016                    $10,188                         $10,118
12-2016                    $10,240                         $10,151
01-2017                    $10,302                         $10,205
02-2017                    $10,333                         $10,214
03-2017                    $10,343                         $10,230
04-2017                    $10,333                         $10,231
05-2017                    $10,323                         $10,222
06-2017                    $10,292                         $10,171
07-2017                    $10,333                         $10,203
08-2017                    $10,354                         $10,234
09-2017                    $10,375                         $10,219
10-2017                    $10,406                         $10,236
11-2017                    $10,395                         $10,212
12-2017                    $10,415                         $10,232
01-2018                    $10,394                         $10,193
02-2018                    $10,394                         $10,184
03-2018                    $10,415                         $10,244
04-2018                    $10,426                         $10,237
05-2018                    $10,457                         $10,276
06-2018                    $10,478                         $10,292
07-2018                    $10,489                         $10,271
08-2018                    $10,542                         $10,326
09-2018                    $10,542                         $10,294
10-2018                    $10,478                         $10,247
11-2018                    $10,447                         $10,251
12-2018                    $10,427                         $10,273
01-2019                    $10,557                         $10,351
02-2019                    $10,589                         $10,367
03-2019                    $10,687                         $10,454
04-2019                    $10,741                         $10,504
05-2019                    $10,752                         $10,566
06-2019                    $10,828                         $10,643               Past performance is not predictive of
07-2019                    $10,871                         $10,644               future performance.
08-2019                    $10,871                         $10,707
09-2019                    $10,882                         $10,672               The returns shown do not reflect the
10-2019                    $10,915                         $10,703               deduction of taxes that a shareholder
                                                                                 would pay on fund distributions or the
           AVERAGE ANNUAL        ONE         FIVE          SINCE                 redemption of fund shares.
           TOTAL RETURN          YEAR        YEARS       INCEPTION
           --------------------------------------------------------------        Bloomberg Barclays data provided by
                                 4.16%       1.73%         1.47%                 Bloomberg Finance L.P.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MUNICIPAL REAL RETURN PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 4, 2014-OCTOBER 31, 2019

                             [CHART]

                                           S&P Intermediate Term
               DFA Municipal Real       National AMT-Free Municipal
                Return Portfolio                Bond Index
              --------------------      ---------------------------
 11/4/2014          $10,000                      $10,000
11/30/2014            9,910                       10,026
12/31/2014            9,760                       10,066
 1/31/2015            9,950                       10,212
 2/28/2015            9,894                       10,121
 3/31/2015            9,786                       10,137
 4/30/2015            9,832                       10,102
 5/31/2015            9,760                       10,066
 6/30/2015            9,798                       10,063
 7/31/2015            9,756                       10,130
 8/31/2015            9,753                       10,144
 9/30/2015            9,711                       10,211
10/31/2015            9,802                       10,247
11/30/2015            9,838                       10,279
12/31/2015            9,866                       10,344
 1/31/2016            9,911                       10,459
 2/29/2016            9,917                       10,466
 3/31/2016            9,990                       10,487
 4/30/2016           10,050                       10,551
 5/31/2016            9,977                       10,556
 6/30/2016           10,057                       10,691
 7/31/2016           10,068                       10,695
 8/31/2016           10,087                       10,711
 9/30/2016           10,135                       10,670
10/31/2016           10,136                       10,592
11/30/2016            9,890                       10,260
12/31/2016           10,021                       10,358
 1/31/2017           10,126                       10,408
 2/28/2017           10,155                       10,466
 3/31/2017           10,180                       10,487
 4/30/2017           10,211                       10,560
 5/31/2017           10,253                       10,691
 6/30/2017           10,182                       10,655
 7/31/2017           10,255                       10,729
 8/31/2017           10,279                       10,810
 9/30/2017           10,257                       10,768
10/31/2017           10,280                       10,776
11/30/2017           10,185                       10,703
12/31/2017           10,278                       10,786
 1/31/2018           10,231                       10,696
 2/28/2018           10,209                       10,657
 3/31/2018           10,215                       10,682
 4/30/2018           10,217                       10,648
 5/31/2018           10,283                       10,752
 6/30/2018           10,316                       10,765
 7/31/2018           10,361                       10,801
 8/31/2018           10,364                       10,813
 9/30/2018           10,312                       10,759
10/31/2018           10,192                       10,706
11/30/2018           10,243                       10,815
12/31/2018           10,226                       10,931
 1/31/2019           10,392                       11,019
 2/28/2019           10,457                       11,070
 3/31/2019           10,522                       11,201
 4/30/2019           10,572                       11,231
 5/31/2019           10,597                       11,381               Past performance is not predictive of
 6/30/2019           10,642                       11,424               future performance.
 7/31/2019           10,764                       11,514
 8/31/2019           10,723                       11,649               The returns shown do not reflect the
 9/30/2019           10,628                       11,563               deduction of taxes that a shareholder
10/31/2019           10,656                       11,583               would pay on fund distributions or the
                                                                       redemption of fund shares.
          AVERAGE ANNUAL              ONE          SINCE
          TOTAL RETURN                YEAR       INCEPTION             Copyright 2019 S&P Dow Jones Indices
          ------------------------------------------------------       LLC, a division of S&P Global. All rights
                                      4.56%        1.28%               reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO VS.
S&P INTERMEDIATE TERM CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 1, 2017-OCTOBER 31, 2019

                             [CHART]

                                                 S&P Intermediate Term
                 DFA California Municipal    California AMT-Free Municipal
                  Real Return Portfolio              Bond Index
                -------------------------    ------------------------------
 11/1/2017               $10,000                      $10,000
11/30/2017                 9,885                        9,934
12/31/2017                 9,980                        9,999
 1/31/2018                 9,950                        9,934
 2/28/2018                 9,927                        9,904
 3/31/2018                 9,939                        9,928
 4/30/2018                 9,938                        9,900
 5/31/2018                10,020                       10,007
 6/30/2018                10,052                       10,014
 7/31/2018                10,092                       10,042
 8/31/2018                10,092                       10,059
 9/30/2018                10,041                       10,005
10/31/2018                 9,914                        9,947
11/30/2018                 9,962                       10,041
12/31/2018                 9,934                       10,138
 1/31/2019                10,070                       10,207
 2/28/2019                10,120                       10,245
 3/31/2019                10,162                       10,354
 4/30/2019                10,207                       10,380
 5/31/2019                10,240                       10,517                  Past performance is not predictive of
 6/30/2019                10,272                       10,557                  future performance.
 7/31/2019                10,387                       10,642
 8/31/2019                10,341                       10,754                  The returns shown do not reflect the
 9/30/2019                10,258                       10,677                  deduction of taxes that a shareholder
10/31/2019                10,284                       10,699                  would pay on fund distributions or the
                                                                               redemption of fund shares.
           AVERAGE ANNUAL                  ONE           SINCE
           TOTAL RETURN                    YEAR        INCEPTION               Copyright 2019 S&P Dow Jones Indices
           ------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                           3.73%         1.41%                 reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
MARCH 10, 2015-OCTOBER 31, 2019

                             [CHART]

                                         S&P Intermediate Term
                  DFA Municipal       National AMT-Free Municipal
                 Bond Portfolio              Bond Index
                ----------------      ---------------------------
  3/10/2015          $10,000                  $10,000
  3/31/2015           10,060                   10,072
  4/30/2015           10,024                   10,037
  5/31/2015            9,984                   10,001
  6/30/2015            9,994                    9,997
  7/31/2015           10,052                   10,065
  8/31/2015           10,062                   10,078
  9/30/2015           10,132                   10,145
 10/31/2015           10,183                   10,181
 11/30/2015           10,180                   10,213
 12/31/2015           10,211                   10,277
  1/31/2016           10,358                   10,392
  2/29/2016           10,385                   10,398
  3/31/2016           10,348                   10,419
  4/30/2016           10,398                   10,482
  5/31/2016           10,377                   10,488
  6/30/2016           10,457                   10,622
  7/31/2016           10,477                   10,626
  8/31/2016           10,475                   10,642
  9/30/2016           10,440                   10,601
 10/31/2016           10,409                   10,523
 11/30/2016           10,184                   10,193
 12/31/2016           10,242                   10,291
  1/31/2017           10,306                   10,340
  2/28/2017           10,364                   10,399
  3/31/2017           10,357                   10,419
  4/30/2017           10,417                   10,491
  5/31/2017           10,489                   10,622
  6/30/2017           10,458                   10,586
  7/31/2017           10,510                   10,660
  8/31/2017           10,552                   10,740
  9/30/2017           10,498                   10,698
 10/31/2017           10,488                   10,706
 11/30/2017           10,393                   10,634
 12/31/2017           10,433                   10,716
  1/31/2018           10,395                   10,627
  2/28/2018           10,382                   10,588
  3/31/2018           10,376                   10,613
  4/30/2018           10,346                   10,579
  5/31/2018           10,410                   10,683
  6/30/2018           10,432                   10,695
  7/31/2018           10,466                   10,731
  8/31/2018           10,468                   10,743
  9/30/2018           10,417                   10,689
 10/31/2018           10,400                   10,636
 11/30/2018           10,472                   10,745
 12/31/2018           10,558                   10,860
  1/31/2019           10,639                   10,948
  2/28/2019           10,671                   10,998
  3/31/2019           10,726                   11,129
  4/30/2019           10,732                   11,158
  5/31/2019           10,819                   11,308                Past performance is not predictive of
  6/30/2019           10,863                   11,350                future performance.
  7/31/2019           10,931                   11,440
  8/31/2019           10,986                   11,573                The returns shown do not reflect the
  9/30/2019           10,912                   11,488                deduction of taxes that a shareholder
 10/31/2019           10,950                   11,508                would pay on fund distributions or the
                                                                     redemption of fund shares.
         AVERAGE ANNUAL              ONE          SINCE
         TOTAL RETURN                YEAR       INCEPTION            Copyright 2019 S&P Dow Jones Indices
         ------------------------------------------------------      LLC, a division of S&P Global. All rights
                                     5.28%        1.97%              reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO VS.
ICE BOFAML 1-3 YEAR US MUNICIPAL SECURITIES INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

                                                   ICE BofAML 1-3 Year
             DFA Short-Term Municipal                 US Municipal
                  Bond Portfolio                   Securities Index
            --------------------------           -----------------------
10/31/2009            10,000                             10,000
11/30/2009            10,094                             10,050
12/31/2009            10,098                             10,057
 1/31/2010            10,127                             10,084
 2/28/2010            10,157                             10,110
 3/31/2010            10,100                             10,082
 4/30/2010            10,127                             10,114
 5/31/2010            10,171                             10,148
 6/30/2010            10,196                             10,172
 7/31/2010            10,270                             10,215
 8/31/2010            10,315                             10,236
 9/30/2010            10,278                             10,225
10/31/2010            10,273                             10,231
11/30/2010            10,247                             10,204
12/31/2010            10,209                             10,187
 1/31/2011            10,209                             10,207
 2/28/2011            10,231                             10,231
 3/31/2011            10,266                             10,255
 4/30/2011            10,309                             10,283
 5/31/2011            10,353                             10,324
 6/30/2011            10,366                             10,346
 7/31/2011            10,401                             10,374
 8/31/2011            10,455                             10,400
 9/30/2011            10,428                             10,395
10/31/2011            10,401                             10,385
11/30/2011            10,412                             10,399
12/31/2011            10,451                             10,428
 1/31/2012            10,482                             10,454
 2/29/2012            10,502                             10,479
 3/31/2012            10,475                             10,473
 4/30/2012            10,497                             10,485
 5/31/2012            10,499                             10,492
 6/30/2012            10,511                             10,499
 7/31/2012            10,525                             10,515
 8/31/2012            10,535                             10,523
 9/30/2012            10,537                             10,533
10/31/2012            10,537                             10,534
11/30/2012            10,537                             10,543
12/31/2012            10,528                             10,536
 1/31/2013            10,538                             10,557
 2/28/2013            10,545                             10,578
 3/31/2013            10,546                             10,583
 4/30/2013            10,554                             10,589
 5/31/2013            10,552                             10,588
 6/30/2013            10,530                             10,564
 7/31/2013            10,538                             10,587
 8/31/2013            10,535                             10,592
 9/30/2013            10,552                             10,613
10/31/2013            10,581                             10,635
11/30/2013            10,578                             10,645
12/31/2013            10,576                             10,649
 1/31/2014            10,607                             10,670
 2/28/2014            10,631                             10,692
 3/31/2014            10,588                             10,675
 4/30/2014            10,605                             10,691
 5/31/2014            10,634                             10,706
 6/30/2014            10,632                             10,711
 7/31/2014            10,639                             10,717
 8/31/2014            10,678                             10,726
 9/30/2014            10,665                             10,724
10/31/2014            10,673                             10,730
11/30/2014            10,681                             10,736
12/31/2014            10,636                             10,725
 1/31/2015            10,730                             10,758
 2/28/2015            10,683                             10,759
 3/31/2015            10,683                             10,753
 4/30/2015            10,679                             10,754
 5/31/2015            10,656                             10,746
 6/30/2015            10,684                             10,754
 7/31/2015            10,714                             10,779
 8/31/2015            10,721                             10,794
 9/30/2015            10,750                             10,815
10/31/2015            10,780                             10,830
11/30/2015            10,761                             10,808
12/31/2015            10,758                             10,806
 1/31/2016            10,835                             10,856
 2/29/2016            10,861                             10,882
 3/31/2016            10,820                             10,861
 4/30/2016            10,848                             10,881
 5/31/2016            10,835                             10,874
 6/30/2016            10,885                             10,912
 7/31/2016            10,915                             10,934
 8/31/2016            10,902                             10,927
 9/30/2016            10,866                             10,893
10/31/2016            10,854                             10,894
11/30/2016            10,745                             10,826
12/31/2016            10,763                             10,842
 1/31/2017            10,826                             10,891
 2/28/2017            10,865                             10,936
 3/31/2017            10,856                             10,930
 4/30/2017            10,885                             10,955
 5/31/2017            10,926                             10,981
 6/30/2017            10,903                             10,966
 7/31/2017            10,932                             10,999
 8/31/2017            10,953                             11,030
 9/30/2017            10,938                             11,013
10/31/2017            10,926                             11,003
11/30/2017            10,880                             10,934
12/31/2017            10,887                             10,949
 1/31/2018            10,899                             10,975
 2/28/2018            10,917                             10,988
 3/31/2018            10,909                             10,981
 4/30/2018            10,896                             10,962
 5/31/2018            10,928                             11,005
 6/30/2018            10,947                             11,046
 7/31/2018            10,969                             11,074
 8/31/2018            10,968                             11,075
 9/30/2018            10,955                             11,044
10/31/2018            10,957                             11,043
11/30/2018            10,986                             11,091
12/31/2018            11,019                             11,141
 1/31/2019            11,044                             11,186
 2/28/2019            11,065                             11,216
 3/31/2019            11,087                             11,255
 4/30/2019            11,091                             11,259
 5/31/2019            11,114                             11,313
 6/30/2019            11,136                             11,352
 7/31/2019            11,160                             11,400             Past performance is not predictive of
 8/31/2019            11,169                             11,419             future performance.
 9/30/2019            11,167                             11,389
10/31/2019            11,179                             11,422             The returns shown do not reflect the
                                                                            deduction of taxes that a shareholder
                                                                            would pay on fund distributions or the
          AVERAGE ANNUAL        ONE         FIVE         TEN                redemption of fund shares.
          TOTAL RETURN          YEAR        YEARS       YEARS
          ----------------------------------------------------------        ICE BofAML index data copyright 2019
                                2.03%       0.93%       1.12%               ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
MARCH 1, 2012-OCTOBER 31, 2019

                                    [CHART]

            DFA Intermediate-Term Municipal     S&P Intermediate Term National
                   Bond Portfolio               AMT-Free Municipal Bond Index
            -------------------------------    --------------------------------
3/1/2012                   $10,000                       $10,000
3/31/2012                   $9,860                        $9,930
4/30/2012                   $9,957                       $10,029
5/31/2012                  $10,012                       $10,093
6/30/2012                   $9,974                       $10,082
7/31/2012                  $10,066                       $10,209
8/31/2012                  $10,055                       $10,219
9/30/2012                  $10,106                       $10,278
10/31/2012                 $10,113                       $10,288
11/30/2012                 $10,225                       $10,425
12/31/2012                 $10,114                       $10,292
1/31/2013                  $10,124                       $10,338
2/28/2013                  $10,160                       $10,378
3/31/2013                  $10,128                       $10,329
4/30/2013                  $10,227                       $10,420
5/31/2013                  $10,053                       $10,300
6/30/2013                   $9,828                       $10,061
7/31/2013                   $9,828                       $10,026
8/31/2013                   $9,704                        $9,911
9/30/2013                   $9,928                       $10,084
10/31/2013                 $10,022                       $10,163
11/30/2013                  $9,954                       $10,143
12/31/2013                  $9,907                       $10,116
1/31/2014                  $10,070                       $10,278
2/28/2014                  $10,177                       $10,379
3/31/2014                  $10,101                       $10,359
4/30/2014                  $10,228                       $10,467
5/31/2014                  $10,325                       $10,560
6/30/2014                  $10,299                       $10,552
7/31/2014                  $10,324                       $10,574
8/31/2014                  $10,430                       $10,676
9/30/2014                  $10,392                       $10,672
10/31/2014                 $10,457                       $10,718
11/30/2014                 $10,459                       $10,724
12/31/2014                 $10,450                       $10,767
1/31/2015                  $10,658                       $10,923
2/28/2015                  $10,526                       $10,825
3/31/2015                  $10,540                       $10,843
4/30/2015                  $10,510                       $10,805
5/31/2015                  $10,471                       $10,767
6/30/2015                  $10,472                       $10,763
7/31/2015                  $10,536                       $10,835
8/31/2015                  $10,559                       $10,850
9/30/2015                  $10,634                       $10,921
10/31/2015                 $10,679                       $10,960
11/30/2015                 $10,678                       $10,994
12/31/2015                 $10,722                       $11,063
1/31/2016                  $10,858                       $11,187
2/29/2016                  $10,887                       $11,194
3/31/2016                  $10,850                       $11,217
4/30/2016                  $10,913                       $11,285
5/31/2016                  $10,882                       $11,291
6/30/2016                  $10,989                       $11,435
7/31/2016                  $11,012                       $11,439
8/31/2016                  $11,002                       $11,456
9/30/2016                  $10,958                       $11,412
10/31/2016                 $10,917                       $11,328
11/30/2016                 $10,652                       $10,973
12/31/2016                 $10,706                       $11,078
1/31/2017                  $10,782                       $11,132
2/28/2017                  $10,846                       $11,194
3/31/2017                  $10,851                       $11,217
4/30/2017                  $10,915                       $11,294
5/31/2017                  $11,014                       $11,435
6/30/2017                  $10,962                       $11,396
7/31/2017                  $11,028                       $11,476
8/31/2017                  $11,074                       $11,562
9/30/2017                  $11,008                       $11,517
10/31/2017                 $11,000                       $11,525
11/30/2017                 $10,891                       $11,448
12/31/2017                 $10,935                       $11,536
1/31/2018                  $10,886                       $11,440
2/28/2018                  $10,863                       $11,398
3/31/2018                  $10,870                       $11,426
4/30/2018                  $10,828                       $11,389
5/31/2018                  $10,909                       $11,500
6/30/2018                  $10,932                       $11,514
7/31/2018                  $10,958                       $11,552
8/31/2018                  $10,961                       $11,565
9/30/2018                  $10,908                       $11,507
10/31/2018                 $10,881                       $11,450
11/30/2018                 $10,978                       $11,567
12/31/2018                 $11,081                       $11,691
1/31/2019                  $11,166                       $11,785
2/28/2019                  $11,211                       $11,840
3/31/2019                  $11,291                       $11,980
4/30/2019                  $11,299                       $12,012
5/31/2019                  $11,402                       $12,173
6/30/2019                  $11,449                       $12,219
7/31/2019                  $11,531                       $12,315                   Past performance is not predictive of
8/31/2019                  $11,600                       $12,459                   future performance.
9/30/2019                  $11,523                       $12,368
10/31/2019                 $11,552                       $12,388                   The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
                                                                                   redemption of fund shares.
           AVERAGE ANNUAL         ONE          FIVE          SINCE
           TOTAL RETURN           YEAR         YEARS       INCEPTION               Copyright 2019 S&P Dow Jones Indices
           ----------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                  6.17%        2.01%         1.90%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO VS.
ICE BOFAML 1-3 YEAR CALIFORNIA INCLUDING PUERTO RICO MUNICIPAL SECURITIES INDEX OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

               DFA California Short-Term              ICE BofAML 1-3 Year
               Municipal Bond Portfolio        California including Puerto Rico
                                                  Municipal Securities Index
              --------------------------       --------------------------------
10/31/2009         $10,000                         $10,000
11/30/2009         $10,104                         $10,058
12/31/2009         $10,099                         $10,066
1/31/2010          $10,129                         $10,089
2/28/2010          $10,161                         $10,115
3/31/2010          $10,106                         $10,094
4/30/2010          $10,153                         $10,130
5/31/2010          $10,188                         $10,166
6/30/2010          $10,213                         $10,191
7/31/2010          $10,298                         $10,245
8/31/2010          $10,343                         $10,275
9/30/2010          $10,318                         $10,269
10/31/2010         $10,314                         $10,269
11/30/2010         $10,259                         $10,228
12/31/2010         $10,220                         $10,198
1/31/2011          $10,230                         $10,222
2/28/2011          $10,253                         $10,257
3/31/2011          $10,290                         $10,286
4/30/2011          $10,325                         $10,309
5/31/2011          $10,380                         $10,351
6/30/2011          $10,394                         $10,382
7/31/2011          $10,429                         $10,415
8/31/2011          $10,477                         $10,441
9/30/2011          $10,461                         $10,437
10/31/2011         $10,425                         $10,425
11/30/2011         $10,444                         $10,440
12/31/2011         $10,494                         $10,468
1/31/2012          $10,524                         $10,492
2/29/2012          $10,546                         $10,517
3/31/2012          $10,529                         $10,511
4/30/2012          $10,542                         $10,520
5/31/2012          $10,555                         $10,527
6/30/2012          $10,558                         $10,539
7/31/2012          $10,581                         $10,556
8/31/2012          $10,591                         $10,562
9/30/2012          $10,592                         $10,567
10/31/2012         $10,592                         $10,570
11/30/2012         $10,602                         $10,581
12/31/2012         $10,592                         $10,564
1/31/2013          $10,603                         $10,591
2/28/2013          $10,609                         $10,611
3/31/2013          $10,619                         $10,612
4/30/2013          $10,628                         $10,618
5/31/2013          $10,617                         $10,614
6/30/2013          $10,584                         $10,590
7/31/2013          $10,603                         $10,621
8/31/2013          $10,589                         $10,613
9/30/2013          $10,628                         $10,620
10/31/2013         $10,667                         $10,639
11/30/2013         $10,664                         $10,648
12/31/2013         $10,662                         $10,648
1/31/2014          $10,693                         $10,665
2/28/2014          $10,717                         $10,687
3/31/2014          $10,674                         $10,672
4/30/2014          $10,702                         $10,690
5/31/2014          $10,731                         $10,712
6/30/2014          $10,727                         $10,720
7/31/2014          $10,734                         $10,721
8/31/2014          $10,772                         $10,730
9/30/2014          $10,758                         $10,734
10/31/2014         $10,776                         $10,736
11/30/2014         $10,772                         $10,742
12/31/2014         $10,747                         $10,735
1/31/2015          $10,830                         $10,766
2/28/2015          $10,791                         $10,771
3/31/2015          $10,790                         $10,766
4/30/2015          $10,775                         $10,770
5/31/2015          $10,750                         $10,763
6/30/2015          $10,777                         $10,761
7/31/2015          $10,806                         $10,790
8/31/2015          $10,812                         $10,805
9/30/2015          $10,851                         $10,830
10/31/2015         $10,869                         $10,843
11/30/2015         $10,860                         $10,817
12/31/2015         $10,856                         $10,815
1/31/2016          $10,931                         $10,867
2/29/2016          $10,957                         $10,891
3/31/2016          $10,926                         $10,871
4/30/2016          $10,953                         $10,886
5/31/2016          $10,929                         $10,880
6/30/2016          $10,979                         $10,917
7/31/2016          $11,008                         $10,936
8/31/2016          $10,994                         $10,933
9/30/2016          $10,968                         $10,894
10/31/2016         $10,955                         $10,895
11/30/2016         $10,846                         $10,824
12/31/2016         $10,864                         $10,839
1/31/2017          $10,915                         $10,891
2/28/2017          $10,953                         $10,934
3/31/2017          $10,943                         $10,926
4/30/2017          $10,982                         $10,950
5/31/2017          $11,022                         $10,975
6/30/2017          $10,998                         $10,960
7/31/2017          $11,037                         $10,990
8/31/2017          $11,058                         $11,017
9/30/2017          $11,032                         $11,000
10/31/2017         $11,030                         $10,990
11/30/2017         $10,973                         $10,914
12/31/2017         $10,980                         $10,927
1/31/2018          $11,001                         $10,960
2/28/2018          $11,007                         $10,972
3/31/2018          $10,997                         $10,963
4/30/2018          $10,984                         $10,946
5/31/2018          $11,026                         $10,998
6/30/2018          $11,056                         $11,033
7/31/2018          $11,067                         $11,057
8/31/2018          $11,076                         $11,061
9/30/2018          $11,053                         $11,024
10/31/2018         $11,054                         $11,020
11/30/2018         $11,083                         $11,068
12/31/2018         $11,116                         $11,113
1/31/2019          $11,142                         $11,148
2/28/2019          $11,152                         $11,172
3/31/2019          $11,175                         $11,207
4/30/2019          $11,178                         $11,210
5/31/2019          $11,212                         $11,263
6/30/2019          $11,223                         $11,295
7/31/2019          $11,256                         $11,340                         Past performance is not predictive of
8/31/2019          $11,265                         $11,354                         future performance.
9/30/2019          $11,251                         $11,325
10/31/2019         $11,263                         $11,356                         The returns shown do not reflect the
                                                                                   deduction of taxes that a shareholder
                                                                                   would pay on fund distributions or the
            AVERAGE ANNUAL         ONE          FIVE          TEN                  redemption of fund shares.
            TOTAL RETURN           YEAR         YEARS        YEARS
            --------------------------------------------------------------         ICE BofAML index data copyright 2019
                                   1.88%        0.89%        1.20%                 ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM CALIFORNIA AMT-FREE MUNICIPAL BOND INDEX
NOVEMBER 29, 2011-OCTOBER 31, 2019

                                    [CHART]

            DFA California Intermediate-Term   S&P Intermediate Term California
                Municipal Bond Portfolio         AMT-Free Municipal Bond Index
            --------------------------------   --------------------------------
11/29/2011               $10,000                          $10,000
11/30/2011               $10,000                          $10,005
12/31/2011               $10,155                          $10,197
1/31/2012                $10,255                          $10,401
2/29/2012                $10,226                          $10,408
3/31/2012                $10,114                          $10,321
4/30/2012                $10,216                          $10,424
5/31/2012                $10,268                          $10,495
6/30/2012                $10,262                          $10,480
7/31/2012                $10,373                          $10,610
8/31/2012                $10,366                          $10,628
9/30/2012                $10,419                          $10,703
10/31/2012               $10,421                          $10,718
11/30/2012               $10,556                          $10,873
12/31/2012               $10,441                          $10,744
1/31/2013                $10,471                          $10,798
2/28/2013                $10,491                          $10,839
3/31/2013                $10,462                          $10,790
4/30/2013                $10,546                          $10,881
5/31/2013                $10,425                          $10,759
6/30/2013                $10,213                          $10,504
7/31/2013                $10,236                          $10,470
8/31/2013                $10,145                          $10,387
9/30/2013                $10,343                          $10,607
10/31/2013               $10,430                          $10,699
11/30/2013               $10,381                          $10,681
12/31/2013               $10,365                          $10,662
1/31/2014                $10,530                          $10,859
2/28/2014                $10,618                          $10,984
3/31/2014                $10,531                          $10,970
4/30/2014                $10,681                          $11,094
5/31/2014                $10,780                          $11,207
6/30/2014                $10,776                          $11,203
7/31/2014                $10,802                          $11,233
8/31/2014                $10,922                          $11,349
9/30/2014                $10,875                          $11,352
10/31/2014               $10,932                          $11,398
11/30/2014               $10,947                          $11,402
12/31/2014               $10,930                          $11,453
1/31/2015                $11,149                          $11,624
2/28/2015                $11,031                          $11,521
3/31/2015                $11,047                          $11,542
4/30/2015                $11,019                          $11,499
5/31/2015                $10,970                          $11,473
6/30/2015                $10,984                          $11,468
7/31/2015                $11,051                          $11,547
8/31/2015                $11,065                          $11,574
9/30/2015                $11,154                          $11,654
10/31/2015               $11,200                          $11,690
11/30/2015               $11,190                          $11,725
12/31/2015               $11,235                          $11,798
1/31/2016                $11,365                          $11,923
2/29/2016                $11,396                          $11,935
3/31/2016                $11,359                          $11,965
4/30/2016                $11,424                          $12,034
5/31/2016                $11,395                          $12,038
6/30/2016                $11,504                          $12,189
7/31/2016                $11,528                          $12,186
8/31/2016                $11,520                          $12,205
9/30/2016                $11,476                          $12,149
10/31/2016               $11,435                          $12,057
11/30/2016               $11,145                          $11,667
12/31/2016               $11,201                          $11,781
1/31/2017                $11,290                          $11,842
2/28/2017                $11,355                          $11,910
3/31/2017                $11,360                          $11,933
4/30/2017                $11,426                          $12,009
5/31/2017                $11,526                          $12,152
6/30/2017                $11,485                          $12,119
7/31/2017                $11,563                          $12,195
8/31/2017                $11,599                          $12,271
9/30/2017                $11,543                          $12,222
10/31/2017               $11,546                          $12,236
11/30/2017               $11,414                          $12,152
12/31/2017               $11,458                          $12,232
1/31/2018                $11,441                          $12,153
2/28/2018                $11,418                          $12,116
3/31/2018                $11,414                          $12,145
4/30/2018                $11,371                          $12,111
5/31/2018                $11,474                          $12,242
6/30/2018                $11,487                          $12,251
7/31/2018                $11,525                          $12,285
8/31/2018                $11,538                          $12,306
9/30/2018                $11,474                          $12,239
10/31/2018               $11,435                          $12,168
11/30/2018               $11,522                          $12,283
12/31/2018               $11,614                          $12,403
1/31/2019                $11,688                          $12,486
2/28/2019                $11,722                          $12,533
3/31/2019                $11,791                          $12,666
4/30/2019                $11,786                          $12,698
5/31/2019                $11,912                          $12,866                  Past performance is not predictive of
6/30/2019                $11,948                          $12,915                  future performance.
7/31/2019                $12,031                          $13,019
8/31/2019                $12,090                          $13,156                  The returns shown do not reflect the
9/30/2019                $12,011                          $13,061                  deduction of taxes that a shareholder
10/31/2019               $12,040                          $13,089                  would pay on fund distributions or the
                                                                                   redemption of fund shares.
           AVERAGE ANNUAL         ONE          FIVE          SINCE
           TOTAL RETURN           YEAR         YEARS       INCEPTION               Copyright 2019 S&P Dow Jones Indices
           ----------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                  5.30%        1.95%         2.37%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA NY MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NEW YORK AMT-FREE MUNICIPAL BOND INDEX
JUNE 16, 2015-OCTOBER 31, 2019

                             [CHART]

                                        S&P Intermediate Term
              DFA NY Municipal       New York AMT-Free Municipal
               Bond Portfolio               Bond Index
             ------------------      ---------------------------
6/16/2015         $10,000                   $10,000
6/30/2015         $10,000                   $10,015
7/31/2015         $10,052                   $10,090
8/31/2015         $10,072                   $10,112
9/30/2015         $10,143                   $10,177
10/31/2015        $10,175                   $10,216
11/30/2015        $10,184                   $10,251
12/31/2015        $10,212                   $10,321
1/31/2016         $10,340                   $10,442
2/29/2016         $10,358                   $10,450
3/31/2016         $10,330                   $10,469
4/30/2016         $10,389                   $10,539
5/31/2016         $10,368                   $10,543
6/30/2016         $10,447                   $10,687
7/31/2016         $10,466                   $10,685
8/31/2016         $10,454                   $10,697
9/30/2016         $10,429                   $10,657
10/31/2016        $10,408                   $10,568
11/30/2016        $10,253                   $10,226
12/31/2016        $10,281                   $10,333
1/31/2017         $10,331                   $10,389
2/28/2017         $10,379                   $10,444
3/31/2017         $10,381                   $10,465
4/30/2017         $10,430                   $10,545
5/31/2017         $10,501                   $10,682
6/30/2017         $10,469                   $10,643
7/31/2017         $10,520                   $10,715
8/31/2017         $10,551                   $10,781
9/30/2017         $10,506                   $10,736
10/31/2017        $10,506                   $10,735
11/30/2017        $10,431                   $10,648
12/31/2017        $10,460                   $10,738
1/31/2018         $10,451                   $10,643
2/28/2018         $10,448                   $10,599
3/31/2018         $10,441                   $10,619
4/30/2018         $10,420                   $10,581
5/31/2018         $10,462                   $10,681
6/30/2018         $10,493                   $10,694
7/31/2018         $10,515                   $10,723
8/31/2018         $10,504                   $10,730
9/30/2018         $10,483                   $10,669
10/31/2018        $10,485                   $10,617
11/30/2018        $10,523                   $10,725
12/31/2018        $10,566                   $10,841
1/31/2019         $10,612                   $10,934
2/28/2019         $10,633                   $10,989
3/31/2019         $10,665                   $11,122
4/30/2019         $10,668                   $11,154
5/31/2019         $10,722                   $11,303                 Past performance is not predictive of
6/30/2019         $10,743                   $11,339                 future performance.
7/31/2019         $10,788                   $11,429
8/31/2019         $10,798                   $11,554                 The returns shown do not reflect the
9/30/2019         $10,765                   $11,461                 deduction of taxes that a shareholder
10/31/2019        $10,791                   $11,475                 would pay on fund distributions or the
                                                                    redemption of fund shares.
         AVERAGE ANNUAL              ONE          SINCE
         TOTAL RETURN                YEAR       INCEPTION           Copyright 2019 S&P Dow Jones Indices
         -----------------------------------------------------      LLC, a division of S&P Global. All rights
                                     2.92%        1.75%             reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA MN MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
JULY 25, 2017-OCTOBER 31, 2019

                                    [CHART]

                    DFA MN Municipal        S&P Intermediate Term National
                     Bond Portfolio         AMT-Free Municipal Bond Index
                   ------------------      --------------------------------
 7/25/2017              $10,000                       $10,000
 7/31/2017                9,990                        10,000
 8/31/2017               10,030                        10,076
 9/30/2017                9,963                        10,036
10/31/2017                9,972                        10,044
11/30/2017                9,878                         9,976
12/31/2017                9,914                        10,053
 1/31/2018                9,865                         9,969
 2/28/2018                9,851                         9,933
 3/31/2018                9,843                         9,957
 4/30/2018                9,810                         9,925
 5/31/2018                9,871                        10,022
 6/30/2018                9,889                        10,034
 7/31/2018                9,920                        10,067
 8/31/2018                9,918                        10,078
 9/30/2018                9,876                        10,028
10/31/2018                9,856                         9,978
11/30/2018                9,924                        10,080
12/31/2018                9,994                        10,188
 1/31/2019               10,047                        10,270
 2/28/2019               10,086                        10,317
 3/31/2019               10,125                        10,440
 4/30/2019               10,127                        10,468
 5/31/2019               10,198                        10,608                  Past performance is not predictive of
 6/30/2019               10,227                        10,648                  future performance.
 7/31/2019               10,279                        10,732
 8/31/2019               10,308                        10,857                  The returns shown do not reflect the
 9/30/2019               10,274                        10,778                  deduction of taxes that a shareholder
10/31/2019               10,297                        10,796                  would pay on fund distributions or the
                                                                               redemption of fund shares.
           AVERAGE ANNUAL                  ONE           SINCE
           TOTAL RETURN                    YEAR        INCEPTION               Copyright 2019 S&P Dow Jones Indices
           ------------------------------------------------------------        LLC, a division of S&P Global. All rights
                                           4.47%         1.30%                 reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA OREGON MUNICIPAL BOND PORTFOLIO VS.
S&P INTERMEDIATE TERM NATIONAL AMT-FREE MUNICIPAL BOND INDEX
SEPTEMBER 10, 2019-OCTOBER 31, 2019

                                     [CHART]

                    DFA Oregon Municipal     S&P Intermediate Term National     Past performance is not predictive of
                      Bond Portfolio         AMT-Free Municipal Bond Index      future performance.
                   ----------------------   --------------------------------
  9/10/2019                $10,000                      $10,000                 The returns shown do not reflect the
  9/30/2019                 10,000                        9,974                 deduction of taxes that a shareholder
 10/31/2019                 10,005                        9,991                 would pay on fund distributions or the
                                                                                redemption of fund shares.
             AVERAGE ANNUAL                             SINCE
             TOTAL RETURN                             INCEPTION                 Copyright 2019 S&P Dow Jones Indices
             ----------------------------------------------------------         LLC, a division of S&P Global. All rights
                                                        0.05%                   reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                         OCTOBER 31, 2018 OCTOBER 31, 2019 CHANGE
                                         ---------------- ---------------- ------
One-Month Treasury Bill (yield).........       2.20%            1.59%      -0.61%
Ten-Year U.S. Treasury Notes (yield)....       3.15%            1.69%      -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DFA ONE-YEAR FIXED INCOME PORTFOLIO

   The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 55 days as of October 31, 2019, from 333 days as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 2.90% for the Portfolio, 2.71% for the ICE BofAML U.S. 6-Month Treasury Bill Index, and 3.28% for the ICE BofAML 1-Year U.S. Treasury Note Index, the Portfolio's benchmarks. The U.S. Treasury yield curve was inverted along the Portfolio's eligible maturity range, producing lower yields at the longer end of the eligible maturity range and reducing expected capital appreciation opportunities during the period. As a result, the Portfolio's weighted average maturity was shortened during the period. Interest rates decreased across the eligible maturity range and realized term premiums were positive for the period. As such, the Portfolio's exposure to securities with maturities greater than one year contributed positively to performance relative to the ICE BofAML U.S. 6-Month Treasury Bill Index. Conversely, the Portfolio's shorter weighted average maturity detracted from performance relative to the ICE BofAML 1-Year U.S. Treasury Note Index.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

   The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 208 days as of October 31, 2019, from 1.50 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 3.42% for the Portfolio and 3.49% for the FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD terms, the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average maturity was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. As such, the Portfolio's allocation to securities with maturities shorter than one year detracted from performance relative to the benchmark. Conversely, the Portfolio's lack of exposure to Japanese yen-denominated securities contributed positively to relative performance.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

   The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable expected returns. Maturity targets and country allocations are shifted as expected return premiums change. The Portfolio may emphasize investment grade obligations rated in the lower half of the investment grade spectrum or may deemphasize these securities when Dimensional believes the expected credit premium for holding such bonds is relatively low. The weighted average maturity of the Portfolio decreased to 1.72 years as of October 31, 2019, from 2.80 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 5.29% for the Portfolio and 3.10% for the FTSE World Government Bond Index 1-3 Years (unhedged) in USD terms, the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average maturity was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. Credit spreads remained relatively unchanged during the period and realized credit premiums were also generally positive. The U.S. dollar generally appreciated relative to foreign currencies during the period. As a result, the Portfolio's exposure to U.S. dollar-denominated securities and lack of exposure to unhedged euro-denominated securities contributed positively to performance relative to the benchmark. The Portfolio's allocation to corporate securities also contributed positively to performance relative to the benchmark.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

   The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 2.03 years as of October 31, 2019, from 3.83 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 4.88% for the Portfolio and 5.19% for the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average maturity was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. The Portfolio's underweight to U.S. dollar-denominated securities in the four- to five-year maturity range detracted from performance relative to the benchmark. Additionally, the Portfolio's lack of exposure to certain lower-quality government securities in countries such as Italy, which are included in the benchmark, also detracted from relative performance. Conversely, the Portfolio's underweight to Japanese yen-denominated securities and overweight to Canadian dollar-denominated securities contributed positively to performance relative to the benchmark.

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

   The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The weighted average duration of the Portfolio increased to 9.76 years as of October 31, 2019, from
8.71 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 11.92% for the Portfolio and 11.42% for the FTSE Non-USD World Government Bond Index, Currency-Hedged in USD terms, the Portfolio's benchmark. The Portfolio's underweight to securities denominated in Japanese yen and overweight to intermediate-term securities denominated in the British pound, Canadian dollar, euro, and Swedish krona contributed positively to performance relative to the benchmark.

DFA SHORT-TERM GOVERNMENT PORTFOLIO

   The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 11 days as of October 31, 2019, from 2.67 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 3.75% for the Portfolio and 5.79% for the ICE BofAML 1-5 Year U.S. Treasury and Agency Index, the Portfolio's benchmark. The U.S. Treasury yield curve was inverted along the Portfolio's eligible maturity range, producing lower yields at the longer end of the eligible maturity range and reducing expected capital appreciation opportunities during the period. As a result, the Portfolio's weighted average maturity was shortened during the period. Interest rates decreased across the eligible maturity range and realized term premiums were positive for the period. As a result, the Portfolio's underweight to securities in the two- to five-year maturity range and exposure to securities with maturities shorter than one year detracted from performance relative to the benchmark.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

   The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The weighted average duration of the Portfolio increased to 6.44 years as of October 31, 2019, from 6.00 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 11.81% for the Portfolio and 10.99% for the Bloomberg Barclays U.S. Government Bond Index, the Portfolio's benchmark. Interest rates generally decreased during the period and realized term premiums were positive. The Portfolio's emphasis on the intermediate segment of the yield curve contributed positively to performance relative to the benchmark, as the intermediate segment outperformed the combination of the long and short ends of the yield curve.

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

   The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average maturity of the Portfolio decreased to 1.32 years as of October 31, 2019, from 2.62 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 5.11% for the Portfolio and 6.35% for the ICE BofAML 1-5 Year U.S. Corporate & Government Index, the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average maturity was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. Credit spreads were little changed during the period and realized credit premiums were also generally positive. The Portfolio's underweight to securities in the four- to five-year maturity range and overweight to securities with maturities shorter than one year detracted from performance relative to the benchmark.

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

   The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio was relatively unchanged at 6.79 years as of October 31, 2019, compared to 6.71 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 15.27% for the Portfolio and 14.88% for the Bloomberg Barclays U.S. Credit Bond Index, the Portfolio's benchmark. Although the U.S. yield curve flattened during the period, it was still upwardly sloped in the intermediate and longer end, indicating positive expected term premiums for intermediate-term strategies. Realized term premiums were positive during the period. Credit spreads were little changed during the period and realized credit premiums were also positive. The Portfolio's underweight to securities in the one- to five-year maturity range and overweight to securities in the intermediate segment of the yield curve contributed positively to performance relative to the benchmark. The Portfolio's underweight to government-related securities also contributed positively to relative performance.

DFA TARGETED CREDIT PORTFOLIO

   The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB-rated securities that mature within five years. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The weighted average maturity of the Portfolio decreased to 2.25 years as of October 31, 2019, from 3.22 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 6.51% for the Portfolio and 6.63% for the Bloomberg Barclays Global Aggregate Credit Index 1-5 Years (hedged to USD), the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average maturity was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. Credit spreads remained relatively unchanged during the period and realized credit premiums were also generally positive. The Portfolio's underweight to securities in the four- to five-year maturity range and allocation to securities with maturities shorter than one year detracted from performance relative to the benchmark. Conversely, the Portfolio's underweight to government-related securities contributed positively to relative performance.

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

   The DFA Global Core Plus Fixed Income Portfolio is designed to maximize total returns by investing in a universe of U.S. and foreign fixed income securities using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, as well as BB-rated securities, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio increased to 7.21 years as of October 31, 2019, from
7.10 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 12.33% for the Portfolio and 10.67% for the Bloomberg Barclays Global Aggregate Bond Index (hedged to USD), the Portfolio's benchmark. Although global developed yield curves generally flattened during the period, they were still upwardly sloped in the intermediate and longer end, indicating positive expected term premiums for intermediate-term strategies. Realized term premiums were positive during the period. Credit spreads remained relatively unchanged during the period and realized credit premiums were also positive. The Portfolio's underweight to securities in the one- to six-year maturity range and overweight to intermediate-term securities contributed positively to performance relative to the benchmark. The Portfolio's overweight to corporate securities and allocation to BB-rated securities also contributed positively to relative performance.

DFA INVESTMENT GRADE PORTFOLIO

   The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio decreased to 5.67 years as of October 31, 2019, from 5.81 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 12.60% for the Portfolio and 11.51% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio's benchmark. Although the U.S. yield curve flattened during the period, it was still upwardly sloped in the intermediate and longer end, indicating positive expected term premiums for intermediate-term strategies. Realized term premiums were positive during the period. Credit spreads were little changed during the period and realized credit premiums were also positive. The Portfolio's underweight to securities in the one- to five-year maturity range and overweight to securities in the intermediate segment of the yield curve contributed positively to performance relative to the benchmark. The Portfolio's overweight to corporate securities also contributed positively to relative performance.

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

   The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional ("Underlying Funds") in a universe of U.S. and foreign debt securities, including inflation-protected securities. The Underlying Funds may include the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio and/or other Underlying Funds. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years. The average maturity of the Portfolio decreased to 4.61 years as of October 31, 2019, from 4.71 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 7.97% for the Portfolio and 7.79% for the Bloomberg Barclays U.S. Intermediate Government Bond Index, the Portfolio's benchmark. The Portfolio's exposure to government securities in the 10- to 15-year maturity range contributed positively to performance relative to the benchmark, as realized term premiums were positive.

DFA LTIP PORTFOLIO

   The DFA LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities longer than 10 years. The weighted average duration of the Portfolio increased to
24.74 years as of October 31, 2019, from 24.33 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 22.69% for the Portfolio and 21.40% for the FTSE U.S. Inflation-Linked Securities Index, 20+ Years, the Portfolio's benchmark. The Portfolio's longer duration contributed positively to performance relative to the benchmark, as realized term premiums were positive in the U.S. treasury inflation-protected securities market.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

   The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The weighted average duration of the Portfolio increased to 7.73 years as of October 31, 2019, from 7.61 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 9.16% for the Portfolio and 8.96% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio's benchmark. Real interest rates generally decreased during the period and realized real term premiums were positive. The Portfolio's emphasis on the intermediate segment of the real yield curve contributed positively to performance relative to the benchmark, as the intermediate segment outperformed the combination of the long and short ends of the real yield curve.

DFA SHORT-DURATION REAL RETURN PORTFOLIO

   The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, inflation-protected securities that mature within five years, and derivative instruments such as inflation swaps. The Portfolio maintains a weighted average portfolio duration of three years or less. The weighted average duration of the Portfolio decreased to 1.76 years as of October 31, 2019, from 2.86 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 4.16% for the Portfolio and 4.44% for the Bloomberg Barclays U.S. TIPS 1-5 Years Index, the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average duration was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. Credit spreads remained relatively unchanged during the period and realized credit premiums were also generally positive. The Portfolio's underweight to securities in the four- to five-year maturity range and overweight to securities with maturities shorter than one year detracted from performance relative to the benchmark. Conversely, the Portfolio's allocation to corporate securities contributed positively to relative performance.

DFA MUNICIPAL REAL RETURN PORTFOLIO

   The DFA Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from federal personal income taxes by investing in a universe of investment grade municipal securities, including inflation-protected municipal securities, and in derivative instruments to provide inflation protection. The Portfolio maintains an average portfolio duration of five years or less. The average duration of the Portfolio decreased to 4.19 years as of October 31, 2019, from 4.81 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 4.56% for the Portfolio and 8.19% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. During the period, municipal yield curves and the real yield curve were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio's duration was decreased. Realized term premiums were, however, positive during the period. As such, the Portfolio's overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark. The Portfolio's focus on higher-quality municipal securities also detracted from relative performance, as lower-quality municipal securities generally outperformed higher-quality municipal securities. The Portfolio's zero-coupon inflation swaps, designed for protection from unexpected inflation, detracted from relative performance as breakeven inflation rates decreased over the period. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

   The DFA California Municipal Real Return Portfolio seeks to provide inflation protection and current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The Portfolio also invests in derivative instruments to provide inflation protection. The Portfolio maintains an average portfolio duration of five years or less. The average duration of the Portfolio decreased to 4.01 years as of October 31, 2019, from 4.45 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 3.73% for the Portfolio and 7.56% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio's benchmark. During the period, the California municipal yield curve and the real yield curve were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio's duration was decreased. Realized term premiums were, however, positive during the period. As such, the Portfolio's overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark. The Portfolio's zero-coupon inflation swaps, designed for protection from unexpected inflation, detracted from relative performance as breakeven inflation rates decreased over the period. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component.

DFA MUNICIPAL BOND PORTFOLIO

   The DFA Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in a universe of investment grade municipal securities. The investment strategy uses a variable maturity approach. The Portfolio will maintain a weighted average duration of more than three years but less than five years. The weighted average duration of the Portfolio was relatively unchanged at 3.24 years as of October 31, 2019, compared to 3.22 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 5.28% for the Portfolio and 8.19% for S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. As such, the Portfolio's overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years detracted from performance relative to the benchmark. The Portfolio's focus on higher-quality municipal securities also detracted from relative performance, as lower-quality municipal securities generally outperformed higher-quality municipal securities.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

   The DFA Short-Term Municipal Bond Portfolio seeks to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The investment strategy uses a variable maturity approach. The weighted average maturity of the Portfolio generally will not exceed three years. The weighted average maturity of the Portfolio decreased to 0.76 years as of October 31, 2019, from 1.08 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 2.03% for the Portfolio and 3.43% for the ICE BofAML 1-3 Year U.S. Municipal Securities Index, the Portfolio's benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible duration range. Realized term premiums were, however, positive during the period. The Portfolio's overweight to shorter-term municipal securities detracted from performance relative to the benchmark. The Portfolio's focus on higher-quality municipal securities also detracted from relative performance, as lower-quality municipal securities generally outperformed higher-quality municipal securities.

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

   The DFA Intermediate-Term Municipal Bond Portfolio is designed to provide current income exempt from federal personal income tax by investing in high-quality municipal securities. The Portfolio will generally maintain a weighted average duration of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The weighted average duration of the Portfolio was relatively unchanged at 3.69 years as of October 31, 2019, compared to 3.64 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 6.17% for the Portfolio and 8.19% for the S&P Intermediate Term National AMT-Free Municipal Bond Index, the Portfolio's benchmark. During the period, municipal yield curves were relatively flat, indicating smaller expected term premiums. As a result, the Portfolio maintained a shorter weighted average duration than its benchmark. Realized term premiums were, however, positive during the period. The Portfolio's overweight to securities in the zero- to seven-year maturity range and underweight to securities with maturities greater than 10 years detracted from performance relative to the benchmark. The Portfolio's focus on higher-quality municipal securities also detracted from relative performance, as lower-quality municipal securities generally outperformed higher-quality municipal securities.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

   The DFA California Short-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The weighted average maturity of the Portfolio generally will not exceed three years. The weighted average maturity of the Portfolio decreased to 1.16 years as of October 31, 2019, from 1.24 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 1.88% for the Portfolio and 3.04% for the ICE BofAML 1-3 Year California including Puerto Rico Municipal Securities Index, the Portfolio's benchmark. During the period, the California municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio was focused on the shorter end of its eligible average maturity range. Realized term premiums were, however, positive during the period. The Portfolio's allocation to securities with maturities shorter than one year and underweight to securities in the two- to three-year maturity range detracted from performance relative to the benchmark.

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

   The DFA California Intermediate-Term Municipal Bond Portfolio is designed to provide current income that is exempt from both federal personal income taxes and California state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of California state or local governments and their agencies, instrumentalities, and regional governmental authorities. The Portfolio will generally maintain a weighted average duration of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The weighted average duration of the Portfolio increased to 3.65 years as of October 31, 2019, from
3.49 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 5.30% for the Portfolio and 7.56% for the S&P Intermediate Term California AMT-Free Municipal Bond Index, the Portfolio's benchmark. During the period, the California municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio maintained a shorter weighted average duration than its benchmark. Realized term premiums were, however, positive during the period. The Portfolio's overweight to securities in the zero- to six-year maturity range and underweight to securities with maturities greater than 10 years detracted from performance relative to the benchmark. The Portfolio's focus on higher-quality municipal securities also detracted from relative performance, as lower-quality municipal securities generally outperformed higher-quality municipal securities.

DFA NY MUNICIPAL BOND PORTFOLIO

   The DFA NY Municipal Bond Portfolio seeks to provide current income that is exempt from both federal personal income taxes and New York state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of New York state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The Portfolio maintains an average portfolio duration of five years or less. The average duration of the Portfolio decreased to 1.49 years as of October 31, 2019, from 1.73 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 2.92% for the Portfolio and 8.08% for the S&P Intermediate Term New York AMT-Free Municipal Bond Index, the Portfolio's benchmark. During the period, the New York municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio's duration was decreased. Realized term premiums were, however, positive during the period. As such, the Portfolio's overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than seven years detracted from performance relative to the benchmark.

DFA MN MUNICIPAL BOND PORTFOLIO

   The DFA MN Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Minnesota state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Minnesota state or local governments and their agencies, instrumentalities, and regional governmental authorities. The investment strategy uses a variable maturity approach. The average duration of the Portfolio decreased to 2.11 years as of October 31, 2019, from 2.90 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 4.47% for the Portfolio and 8.19% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. During the period, the Minnesota municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio's duration was decreased. Realized term premiums were, however, positive during the period. As such, the Portfolio's overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than eight years detracted from performance relative to the benchmark. Additionally, the Portfolio's focus on Minnesota securities detracted from performance relative to the S&P Intermediate-Term National AMT-Free Municipal Bond Index, as the national municipal bond market outperformed the Minnesota bond market.

DFA OREGON MUNICIPAL BOND PORTFOLIO

   The DFA Oregon Municipal Bond Portfolio seeks to provide current income that is exempt from federal personal income taxes and Oregon state personal income taxes by investing primarily in a universe of municipal securities issued by or on behalf of Oregon state or local governments and their agencies, instrumentalities, and regional governmental authorities. The average duration of the Portfolio was 3.76 years as of October 31, 2019.

   From its inception on September 10, 2019, through October 31, 2019, total returns were 0.05% for the Portfolio and -0.09% for the S&P Intermediate Term National AMT-Free Municipal Bond Index. During the period, the Oregon municipal yield curve was relatively flat, indicating smaller expected term premiums. As a result, the Portfolio's duration was positioned towards the lower end of its eligible range. Realized term premiums were negative during the period of September 10, 2019 to October 31, 2019. As such, the Portfolio's overweight to shorter-term municipal securities and lack of exposure to municipal securities with maturities longer than 10 years contributed positively to performance relative to the benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                            BEGINNING  ENDING               EXPENSES
                                             ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                              VALUE    VALUE     EXPENSE     DURING
                                            05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                            --------- --------- ---------- ----------
DFA ONE-YEAR FIXED INCOME PORTFOLIO
-----------------------------------
Actual Fund Return......................... $1,000.00 $1,012.20    0.18%     $0.91
Hypothetical 5% Annual Return.............. $1,000.00 $1,024.30    0.18%     $0.92

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
------------------------------------------
Actual Fund Return......................... $1,000.00 $1,013.30    0.18%     $0.91
Hypothetical 5% Annual Return.............. $1,000.00 $1,024.30    0.18%     $0.92

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                      BEGINNING  ENDING               EXPENSES
                                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                        VALUE    VALUE     EXPENSE     DURING
                                                      05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                      --------- --------- ---------- ----------
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,021.90    0.18%     $0.92
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.30    0.18%     $0.92

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return................................... $1,000.00 $1,019.50    0.29%     $1.48
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.74    0.29%     $1.48

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
---------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,061.60    0.20%     $1.04
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.20    0.20%     $1.02

DFA SHORT-TERM GOVERNMENT PORTFOLIO
-----------------------------------
Actual Fund Return................................... $1,000.00 $1,011.20    0.20%     $1.01
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.20    0.20%     $1.02

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
--------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,059.10    0.13%     $0.67
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.55    0.13%     $0.66

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
-----------------------------------------
Actual Fund Return................................... $1,000.00 $1,020.70    0.22%     $1.12
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.10    0.22%     $1.12

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,074.00    0.22%     $1.15
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.10    0.22%     $1.12

DFA TARGETED CREDIT PORTFOLIO
-----------------------------
Actual Fund Return................................... $1,000.00 $1,026.40    0.20%     $1.02
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.20    0.20%     $1.02

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
-------------------------------------------
Actual Fund Return................................... $1,000.00 $1,058.30    0.30%     $1.56
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.69    0.30%     $1.53

DFA INVESTMENT GRADE PORTFOLIO
------------------------------
Actual Fund Return................................... $1,000.00 $1,060.50    0.22%     $1.14
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.10    0.22%     $1.12

DFA DIVERSIFIED FIXED INCOME PORTFOLIO (2)
------------------------------------------
Actual Fund Return................................... $1,000.00 $1,037.80    0.15%     $0.77
Hypothetical 5% Annual Return........................ $1,000.00 $1,024.45    0.15%     $0.77

DISCLOSURE OF FUND EXPENSES

CONTINUED


                                                           BEGINNING  ENDING               EXPENSES
                                                            ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                             VALUE    VALUE     EXPENSE     DURING
                                                           05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                           --------- --------- ---------- ----------
DFA LTIP PORTFOLIO
------------------
Actual Fund Return........................................ $1,000.00 $1,116.80    0.15%     $0.80
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.45    0.15%     $0.77

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,037.40    0.12%     $0.62
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.60    0.12%     $0.61

DFA SHORT-DURATION REAL RETURN PORTFOLIO
----------------------------------------
Actual Fund Return........................................ $1,000.00 $1,016.20    0.24%     $1.22
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.00    0.24%     $1.22

DFA MUNICIPAL REAL RETURN PORTFOLIO
-----------------------------------
Actual Fund Return........................................ $1,000.00 $1,008.00    0.24%     $1.21
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.00    0.24%     $1.22

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
----------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,007.50    0.30%     $1.52
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.69    0.30%     $1.53

DFA MUNICIPAL BOND PORTFOLIO
----------------------------
Actual Fund Return........................................ $1,000.00 $1,020.30    0.23%     $1.17
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.05    0.23%     $1.17

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------
Actual Fund Return........................................ $1,000.00 $1,008.00    0.23%     $1.16
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.05    0.23%     $1.17

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
----------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,022.50    0.23%     $1.17
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.05    0.23%     $1.17

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,007.60    0.24%     $1.21
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.00    0.24%     $1.22

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
---------------------------------------------------------
Actual Fund Return........................................ $1,000.00 $1,021.60    0.23%     $1.17
Hypothetical 5% Annual Return............................. $1,000.00 $1,024.05    0.23%     $1.17

DFA NY MUNICIPAL BOND PORTFOLIO
-------------------------------
Actual Fund Return........................................ $1,000.00 $1,011.50    0.25%     $1.27
Hypothetical 5% Annual Return............................. $1,000.00 $1,023.95    0.25%     $1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                         BEGINNING  ENDING               EXPENSES
                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                           VALUE    VALUE     EXPENSE     DURING
                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                         --------- --------- ---------- ----------
DFA MN MUNICIPAL BOND PORTFOLIO
-------------------------------
Actual Fund Return...................... $1,000.00 $1,016.80    0.32%     $1.63
Hypothetical 5% Annual Return........... $1,000.00 $1,023.59    0.32%     $1.63

DFA OREGON MUNICIPAL BOND PORTFOLIO (3)
---------------------------------------
Actual Fund Return...................... $1,000.00 $1,000.50    0.32%     $1.61
Hypothetical 5% Annual Return........... $1,000.00 $1,006.67    0.32%     $0.46

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio's portion of the expenses of its Underlying Funds (Affiliated Investment Companies).
(3)DFA Oregon Municipal Bond Portfolio commenced operations on September 10, 2019. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (51), then divided by the number of days in the year (365) to reflect the period. "The Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 184 day period for the period ended October 31, 2019 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS


               DFA ONE-YEAR FIXED INCOME PORTFOLIO
Corporate...................................................  12.2%
Government..................................................  28.4%
Foreign Corporate...........................................  27.7%
Foreign Government..........................................  26.5%
Supranational...............................................   5.2%
                                                             -----
                                                             100.0%

            DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
Corporate...................................................  10.1%
Government..................................................  17.3%
Foreign Corporate...........................................  28.1%
Foreign Government..........................................  34.6%
Supranational...............................................   9.9%
                                                             -----
                                                             100.0%

       DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
Corporate...................................................  33.7%
Government..................................................  16.8%
Foreign Corporate...........................................  32.9%
Foreign Government..........................................  13.1%
Supranational...............................................   3.5%
                                                             -----
                                                             100.0%

           DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
Corporate...................................................   5.8%
Government..................................................  11.4%
Foreign Corporate...........................................  28.9%
Foreign Government..........................................  43.4%
Supranational...............................................  10.5%
                                                             -----
                                                             100.0%

       DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
Foreign Government..........................................  78.4%
Supranational...............................................  21.6%
                                                             -----
                                                             100.0%

               DFA SHORT-TERM GOVERNMENT PORTFOLIO
Government.................................................. 100.0%
                                                             -----
                                                             100.0%

        DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
Government.................................................. 100.0%
                                                             -----
                                                             100.0%

            DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
Corporate...................................................  34.2%
Government..................................................  17.6%
Foreign Corporate...........................................  32.2%
Foreign Government..........................................  14.4%
Supranational...............................................   1.6%
                                                             -----
                                                             100.0%

         DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
Corporate...................................................  76.5%
Government..................................................   3.8%
Foreign Corporate...........................................  19.5%
Foreign Government..........................................   0.1%
Supranational...............................................   0.1%
                                                             -----
                                                             100.0%

                  DFA TARGETED CREDIT PORTFOLIO
Corporate...................................................  57.1%
Government..................................................   1.4%
Foreign Corporate...........................................  39.7%
Foreign Government..........................................   1.5%
Supranational...............................................   0.3%
                                                             -----
                                                             100.0%

           DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
Corporate...................................................  49.6%
Government..................................................   0.6%
Foreign Corporate...........................................  27.1%
Foreign Government..........................................  13.9%
Supranational...............................................   8.8%
                                                             -----
                                                             100.0%

                  DFA INVESTMENT GRADE PORTFOLIO
Corporate...................................................  43.1%
Government..................................................  43.7%
Foreign Corporate...........................................  11.4%
Foreign Government..........................................   1.8%
                                                             -----
                                                             100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED



              DFA DIVERSIFIED FIXED INCOME PORTFOLIO
Government..................................................  19.9%
Affiliated Investment Companies.............................  80.1%
                                                             -----
                                                             100.0%

                        DFA LTIP PORTFOLIO
Government.................................................. 100.0%
                                                             -----
                                                             100.0%

           DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
Government.................................................. 100.0%
                                                             -----
                                                             100.0%

             DFA SHORT-DURATION REAL RETURN PORTFOLIO
Corporate...................................................  44.1%
Government..................................................  14.0%
Foreign Corporate...........................................  28.6%
Foreign Government..........................................  10.2%
Supranational...............................................   3.1%
                                                             -----
                                                             100.0%

               DFA MUNICIPAL REAL RETURN PORTFOLIO
Muni G.O. Local.............................................  54.7%
Muni G.O. State.............................................  23.5%
Muni Revenue................................................  21.3%
Muni Pre-Refunded...........................................   0.5%
                                                             -----
                                                             100.0%

          DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
Muni G.O. Local.............................................  35.5%
Muni G.O. State.............................................  19.7%
Muni Revenue................................................  27.7%
Muni Pre-Refunded...........................................  17.1%
                                                             -----
                                                             100.0%

                   DFA MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  56.0%
Muni G.O. State.............................................  26.2%
Muni Revenue................................................  15.3%
Muni Pre-Refunded...........................................   2.5%
                                                             -----
                                                             100.0%

             DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  52.5%
Muni G.O. State.............................................  24.8%
Muni Revenue................................................  18.2%
Muni Pre-Refunded...........................................   4.5%
                                                             -----
                                                             100.0%

          DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  49.9%
Muni G.O. State.............................................  31.8%
Muni Revenue................................................  17.5%
Muni Pre-Refunded...........................................   0.8%
                                                             -----
                                                             100.0%

        DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  49.4%
Muni G.O. State.............................................  17.7%
Muni Revenue................................................  20.8%
Muni Pre-Refunded...........................................  12.1%
                                                             -----
                                                             100.0%

    DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  42.0%
Muni G.O. State.............................................  20.3%
Muni Insured................................................   0.1%
Muni Revenue................................................  25.9%
Muni Pre-Refunded...........................................  11.7%
                                                             -----
                                                             100.0%

                 DFA NY MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  64.5%
Muni G.O. State.............................................   3.7%
Muni Insured................................................   1.2%
Muni Revenue................................................  29.7%
Muni Pre-Refunded...........................................   0.9%
                                                             -----
                                                             100.0%

                 DFA MN MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  66.9%
Muni G.O. State.............................................  16.7%
Muni Revenue................................................  13.4%
Muni Pre-Refunded...........................................   3.0%
                                                             -----
                                                             100.0%

               DFA OREGON MUNICIPAL BOND PORTFOLIO
Muni G.O. Local.............................................  33.4%
Muni G.O. State.............................................   4.8%
Muni Insured................................................  14.5%
Muni Revenue................................................  30.6%
Muni Pre-Refunded...........................................  16.7%
                                                             -----
                                                             100.0%

                      DFA ONE-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
                                                                           -------
AGENCY OBLIGATIONS -- (9.9%)
Federal Farm Credit Bank, Floating Rate Note, 1M USD LIBOR + 0.015%, FRN
(r)      1.904%, 03/17/21.................................................  50,000 $ 49,942,228
Federal Farm Credit Bank, Floating Rate Note, 1M USD LIBOR + 0.045%, FRN
(r)      1.936%, 04/16/21................................................. 112,000  111,898,984
Federal Home Loan Bank
         1.008%, 11/04/19................................................. 190,000  189,973,400
         1.375%, 11/15/19.................................................   7,500    7,499,261
         1.577%, 11/19/19................................................. 311,000  310,738,760
         1.579%, 12/06/19.................................................  75,000   74,878,229
                                                                                   ------------
TOTAL AGENCY OBLIGATIONS..................................................          744,930,862
                                                                                   ------------
BONDS -- (39.0%)
African Development Bank
         1.875%, 03/16/20.................................................  26,600   26,596,542
Agence Francaise de Developpement
         1.625%, 01/21/20.................................................  30,930   30,906,369
Agence Francaise de Developpement, Floating Rate Note, 3M USD LIBOR +
  0.080%, FRN
(r)      2.239%, 03/23/20.................................................  30,000   29,999,882
Apple, Inc.
#        1.800%, 11/13/19.................................................  55,641   55,642,348
Apple, Inc., 3M USD LIBOR + 0.250%, FRN
#(r)     2.434%, 02/07/20.................................................  55,000   55,034,189
Australia & New Zealand Banking Group, Ltd.
(Omega)  2.250%, 12/19/19.................................................  60,000   60,028,677
Bank of Montreal
         2.100%, 06/15/20.................................................  25,905   25,948,244
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)      2.558%, 06/15/20.................................................  32,065   32,139,711
Bank of Montreal, 3M USD LIBOR + 0.460%, FRN
(r)      2.461%, 04/13/21.................................................  16,178   16,247,242
Bank of Montreal , 3M USD LIBOR + 0.340%, FRN
(r)      2.341%, 07/13/20.................................................  13,691   13,709,967

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
Bank of Nova Scotia (The)
#           2.350%, 10/21/20................................................. 11,846  $11,902,771
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)         2.317%, 01/08/21................................................. 39,053   39,123,967
Bank of Nova Scotia (The), 3M USD LIBOR + 0.440%, FRN
(r)         2.406%, 04/20/21.................................................  6,000    6,019,331
Bank of Nova Scotia (The), 3M USD LIBOR + 0.620%, FRN
#(r)        2.747%,12/05/19.................................................. 34,000   34,026,456
BNG Bank NV
            1.625%, 11/25/19................................................. 17,750   17,745,030
(Omega)     2.500%, 02/28/20................................................. 26,000   26,042,276
            2.500%, 02/28/20................................................. 49,108   49,187,850
BNG Bank NV, 3M USD LIBOR + 0.100%, FRN
(r)(Omega)  2.101%,07/14/20.................................................. 15,000   15,009,059
Caisse d'Amortissement de la Dette Sociale
            1.875%, 01/13/20................................................. 57,100   57,090,978
            2.000%, 04/17/20................................................. 10,150   10,153,999
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.310%, FRN
(r)         2.353%, 10/05/20.................................................  3,735    3,743,478
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.315%, FRN
(r)         2.581%, 02/02/21................................................. 21,180   21,219,607
Chevron Corp.
            1.991%, 03/03/20.................................................  9,500    9,503,911
Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.410%, FRN
#(r)        2.568%, 11/15/19.................................................  7,450    7,451,579
Cisco Systems, Inc.
            4.450%, 01/15/20.................................................  8,329    8,372,394
Commonwealth Bank of Australia, Floating Rate Note, 3M USD LIBOR + 0.640%,
  FRN
(r)         2.849%, 11/07/19.................................................  4,819    4,819,389
Cooperatieve Rabobank UA
            2.250%, 01/14/20................................................. 14,470   14,478,827
#           4.750%, 01/15/20.................................................  9,332    9,383,156
(Omega)     4.750%, 01/15/20.................................................  6,750    6,787,002

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
                                                                                -------
Council Of Europe Development Bank
#             1.750%, 11/14/19.................................................   4,280 $  4,279,829
              1.875%, 01/27/20.................................................  29,349   29,347,533
              1.625%, 03/10/20.................................................  26,465   26,443,024
CPPIB Capital, Inc., 3M USD LIBOR + 0.010%, FRN
(r)(Omega)    2.110%, 12/27/19.................................................  50,000   50,020,000
CPPIB Capital, Inc., Floating Rate Note, 3M USD LIBOR + 0.030%, FRN
(r)(Omega)    2.031%, 10/16/20.................................................  50,000   50,000,384
Dexia Credit Local SA
              1.875%, 01/29/20.................................................  16,900   16,898,611
Equinor ASA
#             2.250%, 11/08/19.................................................  27,060   27,059,801
Erste Abwicklungsanstalt
              2.500%, 03/13/20.................................................  15,200   15,232,194
EUROFIMA
              1.750%, 05/29/20.................................................  14,900   14,882,120
European Bank for Reconstruction & Development
              1.750%, 11/26/19.................................................  21,051   21,048,421
European Investment Bank
#             1.250%, 12/16/19.................................................  18,000   17,984,880
              1.625%, 03/16/20.................................................  53,690   53,655,638
              1.750%, 05/15/20.................................................   7,800    7,798,341
Export Development Canada
#(Omega)      2.300%, 02/10/20.................................................  85,250   85,336,145
FMS Wertmanagement
              1.750%, 01/24/20.................................................  29,500   29,490,855
              2.250%, 02/03/20.................................................  22,400   22,416,128
              1.750%, 03/17/20.................................................   6,500    6,498,310
IBRD Discount Notes
              1.346%, 11/04/19................................................. 102,000  101,985,720
Inter-American Development Bank, 3M USD LIBOR + 0.220%, FRN
(r)           2.221%,10/15/20..................................................  10,700   10,721,186
Kommunalbanken A.S.
              1.625%, 01/15/20.................................................  32,140   32,120,459
#(Omega)      2.500%, 04/17/20.................................................   7,028    7,046,484
              2.500%, 04/17/20.................................................  25,396   25,462,537
Kommunalbanken A.S., 3M USD LIBOR + 0.040%, FRN
(r)(Omega)    2.172%, 03/12/21.................................................   5,000    4,998,895
Kommunalbanken A.S., 3M USD LIBOR + 0.330%, FRN
#(r)(Omega)   2.448%, 06/16/20.................................................   8,000    8,016,240

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)          2.172%, 03/12/21................................................. 66,522  $66,507,299
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.330%, FRN
(r)          2.448%, 06/16/20................................................. 27,500   27,555,825
Kommunekredit
             1.625%, 06/12/20................................................. 44,913   44,831,707
Kommuninvest I Sverige AB
             2.000%, 11/12/19................................................. 17,950   17,950,718
             1.750%, 03/19/20................................................. 38,544   38,525,422
Kreditanstalt fuer Wiederaufbau
             4.000%, 01/27/20.................................................  4,100    4,120,377
             1.500%, 04/20/20................................................. 39,500   39,443,851
Municipality Finance P.L.C.
             1.500%, 03/23/20.................................................  6,167    6,156,824
Municipality Finance P.L.C., Floating Rate Note, 3M USD LIBOR + 0.170%, FRN
(r)          2.379%, 02/07/20................................................. 54,600   54,619,656
Municipality Finance P.L.C., Floating Rate Note, 3M USD LIBOR + 0.500%, FRN
(r)          2.174%, 02/17/21................................................. 27,200   27,201,088
Municipality Finance PLC, 3M USD LIBOR + 0.010%, FRN
(r)(Omega)   1.946%, 10/26/20................................................. 88,000   87,972,886
National Australia Bank, Ltd.
             2.250%, 01/10/20.................................................  8,700    8,705,870
National Australia Bank, Ltd., Floating Rate Note, 3M USD LIBOR + 0.590%, FRN
(r)(Omega)   2.599%, 01/10/20................................................. 16,080   16,098,185
Nederlandse Waterschapsbank NV
             1.625%, 03/04/20................................................. 15,750   15,734,344
Nestle Holdings, Inc.
             2.125%, 01/14/20................................................. 13,703   13,705,987
Nordic Investment Bank
             2.500%, 04/28/20................................................. 29,650   29,735,095
Novartis Capital Corp.
#            1.800%, 02/14/20.................................................  6,551    6,549,773

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                        FACE
                                                                       AMOUNT^   VALUE+
                                                                       ------- -----------
                                                                        (000)
NRW Bank, 3M USD LIBOR + 0.040%, FRN
(r)  2.227%,02/08/21.................................................. 30,200  $30,180,974
NRW. Bank, Floating Rate Note, 3M USD LIBOR + 0.060%, FRN
(r)  2.187%,03/05/21.................................................. 25,000   25,000,500
Oesterreichische Kontrollbank AG
     1.750%, 01/24/20................................................. 56,352   56,344,111
     1.375%, 02/10/20................................................. 56,482   56,411,769
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M USD LIBOR +
  0.010%, FRN
(r)  2.129%,09/15/20.................................................. 16,800   16,763,495
Province of Alberta Canada
     1.900%, 12/06/19................................................. 70,200   70,184,556
Province of Ontario Canada
#    4.400%,04/14/20.................................................. 44,499   44,997,294
#    1.875%,05/21/20.................................................. 18,000   17,993,862
Royal Bank of Canada
#    2.125%,03/02/20.................................................. 76,155   76,212,626
#    2.150%,03/06/20.................................................. 54,939   54,983,856
     2.150%, 10/26/20................................................. 22,453   22,522,453
Royal Bank of Canada, 3M USD LIBOR + 0.240%, FRN
(r)  2.176%,10/26/20..................................................  3,340    3,347,667
Royal Bank of Canada, 3M USD LIBOR + 0.300%, FRN
(r)  2.253%,07/22/20.................................................. 12,800   12,829,371
Royal Bank of Canada, 3M USD LIBOR + 0.390%, FRN
(r)  2.325%,04/30/21.................................................. 16,700   16,759,502
Shell International Finance BV
#    4.375%,03/25/20..................................................  3,110    3,139,243
     2.125%, 05/11/20................................................. 39,156   39,222,626
Shell International Finance BV, 3M USD LIBOR + 0.450%, FRN
(r)  2.631%,05/11/20.................................................. 20,912   20,958,871
State of North Rhine-Westphalia Germany
     1.625%, 01/22/20................................................. 55,400   55,359,115
Svensk Exportkredit AB, Floating Rate Note, 3M USD LIBOR + 0.030%, FRN
(r)  2.186%,12/20/19.................................................. 10,000   10,004,200

                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- -----------
                                                                          (000)
Toronto-Dominion Bank (The)
       3.000%, 06/11/20.................................................  8,761  $ 8,821,745
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.240%, FRN
#(r)   2.180%, 01/25/21................................................. 23,000   23,019,852
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.260%, FRN
(r)    2.399%,09/17/20.................................................. 16,800   16,829,736
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.280%, FRN
#(r)   2.418% 06/11/20.................................................. 13,000   13,022,262
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.430%, FRN
(r)    2.568%,06/11/21.................................................. 18,350   18,414,592
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.560%, FRN
(r)    2.799%,11/05/19.................................................. 13,842   13,842,309
Toronto-Dominion Bank (The), Floating Rate Note, 3M USD LIBOR + 0.930%,
  FRN
(r)    3.048%,12/14/20.................................................. 20,000   20,182,509
Toyota Motor Credit Corp.
#      2.200%,01/10/20.................................................. 20,831   20,843,082
       2.150%, 03/12/20................................................. 14,891   14,905,774
Toyota Motor Credit Corp., 3M USD LIBOR + 0.100%, FRN
#(r)   2.110%, 01/10/20................................................. 16,000   16,002,478
Toyota Motor Credit Corp., 3M USD LIBOR + 0.150%, FRN
(r)    2.162%,10/09/20.................................................. 34,177   34,209,092
Toyota Motor Credit Corp., 3M USD LIBOR + 0.170%, FRN
(r)    2.315%,09/18/20.................................................. 82,712   82,804,034
Toyota Motor Credit Corp., 3M USD LIBOR + 0.260%, FRN
(r)    2.262%,04/17/20.................................................. 30,000   30,031,775
Toyota Motor Credit Corp., 3M USD LIBOR + 0.280%, FRN
(r)    2.281%,04/13/21..................................................  3,327    3,332,094

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                          FACE
                                                                         AMOUNT^     VALUE+
                                                                         ------- --------------
                                                                          (000)
                                                                         -------
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.150%,
  FRN
(r)  2.301%, 08/21/20.................................................     5,500 $    5,507,767
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.540%,
  FRN
(r)  2.567%, 01/08/21.................................................    19,750     19,839,448
Toyota Motor Finance Netherlands BV, 3M USD LIBOR + 0.250%, FRN
(r)  2.382%, 12/12/19.................................................     3,000      3,001,530
Walmart, Inc.
#    2.850%, 06/23/20.................................................    37,314     37,580,451
Walmart, Inc., 3M USD LIBOR + 0.230%, FRN
(r)  2.389%, 06/23/21.................................................     4,105      4,118,288
Walmart, Inc., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)  2.199%, 06/23/20.................................................    48,850     48,858,771
                                                                                 --------------
TOTAL BONDS...........................................................            2,940,856,553
                                                                                 --------------
U.S. TREASURY OBLIGATIONS -- (7.8%)
U.S. Treasury Bills
     0.000%, 11/26/19.................................................    10,000      9,989,242
#    1.419%, 12/10/19.................................................   100,000     99,838,385
     1.441%, 12/17/19.................................................   100,000     99,807,034
U.S. Treasury Notes, 3M Treasury money market yield + 0.220%, FRN
(r)  1.857%, 07/31/21.................................................    85,000     84,987,036
U.S. Treasury Notes, 3M USTMMR + 0.139%, FRN
(r)  1.776%, 04/30/21.................................................   295,500    295,120,483
                                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS.......................................              589,742,180
                                                                                 --------------
CERTIFICATES OF DEPOSIT -- (5.8%)
Bank of Montreal, Floating Rate Note, 3M USD LIBOR + 0.190%, FRN
(r)  2.302%, 03/06/20.................................................    88,000     88,050,151
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.050%,
  FRN
(r)  2.182%, 02/27/20.................................................    75,000     75,016,219

                                                                                 FACE
                                                                                AMOUNT^     VALUE+
                                                                                ------- --------------
                                                                                 (000)
                                                                                -------
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.190%, FRN
(r)         2.329%, 03/11/20.................................................    34,450 $   34,470,433
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.280%, FRN
(r)         2.439%, 09/21/20.................................................    17,700     17,724,746
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M USD LIBOR +
  0.170%, FRN
(r)         2.148%, 05/08/20.................................................    49,000     48,985,334
(r)         2.084%, 05/15/20.................................................    20,000     19,993,212
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M USD LIBOR +
  0.180%, FRN
(r)         2.170%, 04/06/20.................................................    25,000     24,999,695
Oversea-Chinese Banking Corp., Ltd., Floating Rate Note, 1M USD LIBOR +
  0.080%, FRN
(r)(Omega)  1.926%, 12/20/19.................................................   100,000    100,000,000
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR + 0.220%, FRN
(r)         2.173%, 01/22/20.................................................    23,200     23,212,603
                                                                                        --------------
TOTAL CERTIFICATES OF DEPOSIT................................................              432,452,393
                                                                                        --------------
TOTAL INVESTMENT SECURITIES
  (Cost $4,703,374,002)......................................................            4,707,981,988
                                                                                        --------------
COMMERCIAL PAPER -- (34.7%)
3M Co.
(Omega)     1.858%, 11/01/19.................................................    54,000     53,997,653
            1.878%, 11/01/19.................................................     1,471      1,470,936
(Omega)     1.755%, 11/13/19.................................................    66,300     66,261,813
(Omega)     ASB Finance, Ltd. 2.047%, 12/20/19...............................    36,900     36,813,029
(Omega)     BNG Bank NV 1.930%, 11/12/19.....................................    60,000     59,969,160
(Omega)     Chevron Corp. 2.014%, 11/22/19...................................    75,000     74,927,263
CPPIB Capital, Inc.
(Omega)     1.854%, 01/22/20.................................................    75,000     74,696,877

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                          FACE
                                                                         AMOUNT^    VALUE+
                                                                         ------- ------------
                                                                          (000)
                                                                         -------
(Omega)  1.990%,11/01/19..............................................    40,000 $ 39,998,261
DBS Bank, Ltd.
(Omega)  2.090%,01/07/20..............................................    50,000   49,833,967
(Omega)  1.987%,01/09/20..............................................    15,000   14,948,667
(Omega)  2.187%,11/18/19..............................................     6,650    6,644,909
Eli Lilly & Co.
(Omega)  1.868%,11/20/19..............................................    75,000   74,933,333
(Omega)  1.838%,11/21/19..............................................     9,300    9,291,320
Erste Abwicklungsanstalt
(Omega)  2.134%,01/24/20..............................................    19,000   18,921,628
(Omega)  1.776%,11/19/19..............................................     2,350    2,348,068
(Omega)  1.779%,12/30/19..............................................    24,000   23,932,800
         European Investment Bank 1.809%, 12/17/19....................   137,000  136,701,302
Exxon Mobil Corp.
         1.898%, 11/06/19.............................................    50,000   49,986,883
         2.002%, 11/12/19.............................................    88,000   87,954,504
         1.847%, 11/21/19.............................................     7,000    6,993,467
         1.912%, 12/04/19.............................................    49,000   48,925,632
(Omega)  1.903%,12/17/19..............................................    25,000   24,946,636
KFW International Finance, Inc.
(Omega)  1.823%,01/28/20..............................................   100,000   99,559,944
(Omega)  1.731%,01/30/20..............................................     6,000    5,972,988
Landesbank Hessen-Thuringen
(Omega)  2.039%,01/02/20..............................................   147,000  146,544,153
(Omega)  2.028%,12/19/19..............................................    50,000   49,879,814
(Omega)  Merck & Co., Inc. 1.869%, 11/12/19...........................    44,000   43,977,091
Nederlandse Waterschapsbank NV
(Omega)  2.077%,12/04/19..............................................    32,500   32,448,955
(Omega)  2.078%,12/17/19..............................................    40,000   39,910,752
(Omega)  NIKE, Inc. 1.836%, 11/07/19..................................    22,000   21,993,241
Novartis Finance Corp.
(Omega)  1.952%,12/02/19..............................................    12,000   11,982,837
         1.871%,12/19/19..............................................    46,150   46,044,345
NRW Bank
(Omega)  1.775%,11/05/19..............................................    10,000    9,997,719
(Omega)  2.014%,12/02/19..............................................    25,000   24,961,111
NRW. Bank
(Omega)  1.894%,11/15/19..............................................    75,000   74,947,500
         2.035%, 12/02/19.............................................    50,000   49,922,222
Oesterreichische Kontrollbank AG
         2.097%, 11/06/19.............................................    10,000    9,997,370
         2.098%, 11/06/19.............................................    30,000   29,992,110
Oversea-Chinese Banking Corp., Ltd.
(Omega)  2.069%,01/06/20..............................................    25,000   24,905,874
(Omega)  2.124%,01/16/20..............................................   100,000   99,569,442

                                                                      FACE
                                                                     AMOUNT^       VALUE+
                                                                    ---------- --------------
                                                                      (000)
                                                                    ----------
Pfizer, Inc.
(Omega)  2.072%,01/23/20.........................................       38,000 $   37,846,252
(Omega)  2.063%,02/04/20.........................................       50,000     49,764,934
(Omega)  1.994%,03/05/20.........................................       20,000     19,875,680
         2.087%, 03/05/20........................................       10,000      9,937,840
(Omega)  2.096%,11/12/19.........................................       75,000     74,960,200
Province of Quebec Canada
(Omega)  1.823%,11/22/19.........................................       75,000     74,926,666
(Omega)  1.869%,01/23/20.........................................       75,000     74,696,550
PSP Capital, Inc.
(Omega)  1.800%,01/02/20.........................................       20,000     19,940,990
(Omega)  1.828%,11/25/19.........................................       60,000     59,935,541
(Omega)  Sanofi 1.984%, 12/11/19.................................      100,000     99,813,222
Total Capital Canada, Ltd.
(Omega)  2.008%,01/06/20.........................................       50,000     49,838,362
(Omega)  1.996%,01/08/20.........................................       13,700     13,654,337
(Omega)  1.915%,01/23/20.........................................      100,000     99,590,733
(Omega)  Total Fina ELF Cap. 1.775%, 11/07/19....................       50,000     49,984,055
United Overseas Bank, Ltd.
(Omega)  2.162%,01/07/20.........................................       15,000     14,951,890
(Omega)  2.186%,11/12/19.........................................       24,000     23,987,472
(Omega)  2.158%,11/26/19.........................................        7,500      7,491,409
(Omega)  Walmart, Inc.
         1.869%, 11/18/19........................................       50,000     49,960,000
                                                                               --------------
TOTAL COMMERCIAL PAPER...........................................               2,618,261,709
                                                                               --------------

                                                                     SHARES
                                                                    ----------
TEMPORARY CASH INVESTMENTS -- (0.4%)
         State Street Institutional U.S. Government Money Market
           Fund 1.752%...........................................   29,512,946     29,512,946
                                                                               --------------
SECURITIES LENDING COLLATERAL -- (1.7%)
@(S)     The DFA Short Term Investment Fund......................   11,436,471    132,331,409
                                                                               --------------

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                    FACE
                                                   AMOUNT      VALUE+
                                                   ------- --------------
                                                   (000)
                                                   -------
REPURCHASE AGREEMENTS -- (0.7%)
   JPMorgan Chase & Co. 1.73% 11/01/2019,
     (Purchased on 10/31/19, Proceeds at maturity
     $25,001,201, collateralized by U.S. Treasury
     Securities, 1.63% - 2.88%, 10/31/26
     -08/15/28, Market Value $25,500,006)......... $25,000 $   25,000,000
   RBC Dominion Securities, Inc. 1.72%
     11/01/2019, (Purchased on 10/31/19, Proceeds
     at maturity $25,001,194, collateralized by
     U.S. Treasury Securities, 0.00% -8.75%,
     11/21/19 - 06/30/25, Market Value
     $25,500,033).................................  25,000     25,000,000
                                                           --------------
TOTAL REPURCHASE AGREEMENTS                                    50,000,000
                                                           --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $7,533,020,702)...........................         $7,538,088,052
                                                           ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                         -------------------------------------------------
                                           LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                         ----------- -------------- ------- --------------
Agency Obligations......................          -- $  744,930,862   --    $  744,930,862
Bonds...................................          --  2,940,856,553   --     2,940,856,553
U.S. Treasury Obligations...............          --    589,742,180   --       589,742,180
Certificates of Deposit.................          --    432,452,393   --       432,452,393
Commercial Paper........................          --  2,618,261,709   --     2,618,261,709
Temporary Cash Investments.............. $29,512,946             --   --        29,512,946
Securities Lending Collateral...........          --    132,331,409   --       132,331,409
Repurchase Agreements...................          --     50,000,000   --        50,000,000
                                         ----------- --------------   --    --------------
TOTAL................................... $29,512,946 $7,508,575,106   --    $7,538,088,052
                                         =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
BONDS -- (79.1%)
AUSTRALIA -- (1.2%)
Australia & New Zealand Banking Group, Ltd.
(Omega)   2.250%, 12/19/19.................................................     12,000  $ 12,005,735
Commonwealth Bank of Australia
(Omega)   2.250%, 03/10/20.................................................      9,000     9,010,486
#(Omega)  2.050%, +09/18/20................................................      4,250     4,262,440
#         2.400%, 11/02/20.................................................     19,446    19,548,955
National Australia Bank, Ltd.
(Omega)   2.400%, 12/09/19.................................................      2,492     2,493,371
#         2.250%, 01/10/20.................................................      4,300     4,302,902
#         2.625%, 07/23/20.................................................      6,100     6,134,758
          2.500%, 01/12/21.................................................     10,000    10,062,300
                                                                                        ------------
TOTAL AUSTRALIA............................................................               67,820,947
                                                                                        ------------
AUSTRIA -- (2.3%)
Oesterreichische Kontrollbank AG
          1.750%, 01/24/20.................................................     68,158    68,148,458
          1.375%, 02/10/20.................................................     55,318    55,249,216
                                                                                        ------------
TOTAL AUSTRIA..............................................................              123,397,674
                                                                                        ------------
BELGIUM -- (3.0%)
Dexia Credit Local SA
          0.040%, 12/11/19................................................. EUR 13,000    14,503,855
          1.875%, 01/29/20.................................................     43,074    43,070,460
          0.250%, 03/19/20................................................. EUR 33,800    37,780,063
          2.000%, 01/22/21................................................. EUR 10,250    11,766,340
          0.200%, 03/16/21................................................. EUR 23,900    26,862,670
          0.875%, 09/07/21................................................. GBP  6,000     7,763,781
          0.625%, 01/21/22................................................. EUR  7,400     8,427,361
          1.125%, 06/15/22................................................. GBP    400       520,796
Kingdom of Belgium Treasury Bill
          0.000%, 11/07/19................................................. EUR 12,000    13,384,276
                                                                                        ------------
TOTAL BELGIUM..............................................................              164,079,602
                                                                                        ------------
CANADA -- (19.9%)
Bank of Montreal
(r)       2.559%, 06/15/20.................................................      4,530     4,540,555
          1.880%, 03/31/21................................................. CAD 68,000    51,549,586
(r)       2.922%, 08/27/21.................................................     10,200    10,311,180
          0.250%, 11/17/21................................................. EUR 12,000    13,466,644
(r)       0.087%, 09/28/21................................................. EUR  3,500     3,929,273
(r)       0.067%, 03/14/22................................................. EUR  1,500     1,684,175
Bank of Montreal
(r)       2.341%, 07/13/20.................................................      7,816     7,826,828

                                                                                               FACE
                                                                                              AMOUNT^     VALUE+
                                                                                              ------- --------------
                                                                                               (000)
CANADA -- (Continued)
Bank of Nova Scotia (The)
         2.130%, 06/15/20................................................................ CAD  58,000 $   44,112,323
         3.270%, 01/11/21................................................................ CAD 131,280    101,166,635
         0.375%, 04/06/22................................................................ EUR   2,000      2,252,652
Canada Housing Trust No 1
(Omega)  3.750%, 03/15/20................................................................ CAD  50,000     38,239,314
Canadian Imperial Bank of Commerce
         1.850%, 07/14/20................................................................ CAD  40,000     30,364,589
(r)      2.353%, 10/05/20................................................................       7,000      7,015,890
(r)      2.581%, 02/02/21................................................................       5,000      5,009,350
         1.900%, 04/26/21................................................................ CAD  65,940     50,005,960
CPPIB Capital, Inc.
         1.400%, 06/04/20................................................................ CAD  37,500     28,421,817
Manitoba, Province of Canada
         0.750%, 12/15/21................................................................ GBP  10,760     13,868,947
Province of Alberta Canada
         1.250%, 06/01/20................................................................ CAD  88,500     67,017,702
         1.350%, 09/01/21................................................................ CAD  15,000     11,318,161
Province of British Columbia Canada
         3.700%, 12/18/20................................................................ CAD  75,500     58,593,755
Province of Ontario Canada
         4.200%, 06/02/20................................................................ CAD 137,500    105,889,929
         4.000%, 06/02/21................................................................ CAD  28,794     22,649,560
Province of Quebec Canada
         4.500%, 12/01/20................................................................ CAD 109,000     85,203,060
         4.250%, 12/01/21................................................................ CAD  15,000     11,979,273
Royal Bank of Canada
         2.125%, 03/02/20................................................................      10,000     10,007,567
#        2.150%, 03/06/20................................................................       7,000      7,005,715
         1.920%, 07/17/20................................................................ CAD  78,000     59,239,374
(r)      2.176%, 10/26/20................................................................       4,500      4,510,330
         2.860%, 03/04/21................................................................ CAD  17,000     13,053,770
         2.030%, 03/15/21................................................................ CAD  65,000     49,389,340
(r)      2.326%, 04/30/21................................................................       3,057      3,067,892
Toronto-Dominion Bank (The)
(r)      2.799%, 11/05/19................................................................       3,000      3,000,067
         1.693%, 04/02/20................................................................ CAD  87,000     66,007,312
(r)      2.418%, 06/11/20................................................................      10,000     10,017,125
         2.563%, 06/24/20................................................................ CAD 103,000     78,550,892
         0.625%, 03/08/21................................................................ EUR   8,605      9,703,951
                                                                                                      --------------
TOTAL CANADA.............................................................................              1,089,970,493
                                                                                                      --------------
DENMARK -- (2.3%)
Denmark Government Bond
         3.000%, 11/15/21................................................................ DKK 740,000    118,937,093
Kommunekredit
         1.625%, 06/12/20................................................................       7,114      7,101,124
                                                                                                      --------------
TOTAL DENMARK............................................................................                126,038,217
                                                                                                      --------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
FINLAND -- (0.6%)
Municipality Finance P.L.C.
     1.500%, 03/23/20.................................................       8,929 $  8,914,267
(r)  1.946%, 10/26/20.................................................       8,000    7,997,535
(r)  2.174%, 02/17/21.................................................      17,600   17,600,704
                                                                                   ------------
TOTAL FINLAND.........................................................               34,512,506
                                                                                   ------------
FRANCE -- (7.2%)
Agence Francaise de Developpement
     1.625%, 01/21/20.................................................     119,240  119,148,901
     2.125%, 02/15/21................................................. EUR   4,600    5,293,114
Agence Francaise de Developpement EPIC Floating Rate Note
(r)  2.284%, 06/19/20.................................................      20,000   20,008,926
(r)  2.222%, 06/07/21.................................................       7,400    7,381,594
Caisse d'Amortissement de la Dette Sociale
     1.875%, 01/13/20.................................................      44,200   44,193,016
Caisse des Depots et Consignations Floating Rate Note
(r)  2.175%, 10/02/20.................................................      40,200   40,211,920
France Treasury Bill
     0.000%, 11/14/19................................................. EUR  20,000   22,305,994
IXIS Corporate & Investment Bank SA
     5.875%, 02/24/20................................................. GBP   4,000    5,258,086
Sanofi
     0.000%, 01/13/20................................................. EUR   5,400    6,025,569
     0.875%, 09/22/21................................................. EUR  16,300   18,529,156
     1.125%, 03/10/22................................................. EUR   1,000    1,148,266
Sanofi Floating Rate Note
(r)  0.000%, 03/21/20................................................. EUR   1,000    1,116,716
SNCF Mobilites
     3.625%, 06/03/20................................................. EUR   8,250    9,413,347
SNCF Reseau
     6.000%, 10/12/20................................................. EUR   1,000    1,181,785
SNCF Reseau EPIC
     5.500%, 12/01/21................................................. GBP  32,992   46,691,343
Total Capital International SA Floating Rate Note
(r)  0.000%, 03/19/20................................................. EUR     700      781,639
     2.750%, 06/19/21.................................................       4,327    4,391,505
     2.125%, 11/19/21................................................. EUR  14,000   16,362,771
Total Capital SA
     4.450%, 06/24/20.................................................      18,250   18,549,005
     4.125%, 01/28/21.................................................       3,500    3,596,519
Unedic Asseo
     0.125%, 03/05/20................................................. EUR   1,500    1,675,556
                                                                                   ------------
TOTAL FRANCE..........................................................              393,264,728
                                                                                   ------------

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
GERMANY -- (7.8%)
Deutsche Bahn Finance GMBH
     3.500%, 06/10/20................................................. EUR    500  $    570,130
     4.375%, 09/23/21................................................. EUR  5,015     6,077,601
Erste Abwicklungsanstalt Floating Rate Note
(r)  2.312%, 03/09/20.................................................      6,200     6,204,898
Erste Abwicklungsanstalt
     2.500%, 03/13/20.................................................     21,200    21,244,902
FMS Wertmanagement
     1.125%, 12/13/19................................................. GBP  3,000     3,887,007
     1.750%, 01/24/20.................................................     29,450    29,440,871
FMS Wertmanagement Floating Rate Note
(r)  0.991%, 01/14/22................................................. GBP 20,000    25,930,577
Kreditanstalt fuer Wiederaufbau
     1.125%, 12/23/19................................................. GBP  2,000     2,591,550
     4.000%, 01/27/20.................................................        250       251,243
     1.625%, 06/05/20................................................. GBP 16,000    20,816,796
     3.500%, 01/22/21................................................. SEK  2,000       215,516
     1.375%, 02/01/21................................................. GBP 21,000    27,387,548
     5.550%, 06/07/21................................................. GBP  5,000     6,957,637
     1.000%, 10/12/21................................................. NOK 80,000     8,584,984
Land Baden-Wuerttemberg Floating Rate Note
(r)  0.343%, 07/19/21................................................. EUR  1,561     1,763,929
Landeskreditbank Baden-Wuerttemberg Foerderbank
(r)  2.220%, 09/27/21.................................................     76,000    76,082,080
Landwirtschaftliche Rentenbank Floating Rate Note
(r)  2.388%, 06/03/21.................................................      6,728     6,749,906
NRW Bank
     1.875%, 01/27/20.................................................     23,000    22,995,170
(r)  2.227%, 02/08/21.................................................     19,000    18,988,030
     0.000%, 02/01/22................................................. EUR  2,000     2,253,177
NRW. Bank Floating Rate Note
(r)  2.187%, 03/05/21.................................................     24,000    24,000,480
State of North Rhine-Westphalia Germany
     1.625%, 01/22/20.................................................     48,650    48,614,096
     1.250%, 03/13/20................................................. EUR  1,540     1,727,901
State of North Rhine-Westphalia Germany Floating Rate Note
(r)  0.857%, 10/29/21................................................. GBP 48,000    62,127,112
                                                                                   ------------
TOTAL GERMANY.........................................................              425,463,141
                                                                                   ------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
JAPAN -- (3.5%)
Total Capital Canada, Ltd.
          1.875%, 07/09/20................................................. EUR 40,000  $ 45,279,293
Toyota Credit Canada, Inc.
          2.480%, 11/19/19................................................. CAD  7,500     5,695,012
          1.800%, 02/19/20................................................. CAD  5,000     3,794,321
          2.200%, 02/25/21................................................. CAD  5,000     3,803,925
Toyota Motor Credit Corp.
#         2.200%, 01/10/20.................................................     36,592    36,613,223
#         2.150%, 03/12/20.................................................     65,658    65,723,141
          1.800%, 07/23/20................................................. EUR  1,500     1,697,542
          4.250%, 01/11/21.................................................      1,000     1,028,907
          1.000%, 03/09/21................................................. EUR  5,899     6,679,432
          1.900%, 04/08/21.................................................      1,883     1,887,265
          1.000%, 09/10/21................................................. EUR  4,534     5,160,837
Toyota Motor Credit Corp. Floating Rate Note
#(r)      2.567%, 01/08/21.................................................      2,549     2,560,544
Toyota Motor Finance Netherlands BV
          0.250%, 01/10/22................................................. EUR  9,662    10,857,934
                                                                                        ------------
TOTAL JAPAN................................................................              190,781,376
                                                                                        ------------
NETHERLANDS -- (4.7%)
Bank Nederlandse Gemeenten NV
          1.375%, 12/09/19................................................. GBP  4,000     5,183,784
BNG Bank NV
          3.875%, 11/04/19................................................. EUR  8,333     9,293,792
          1.625%, 11/25/19.................................................      2,800     2,799,216
(Omega)   2.500%, 02/28/20.................................................     17,000    17,027,642
          1.750%, 03/24/20.................................................     48,034    48,003,162
          5.375%, 06/07/21................................................. GBP  2,000     2,771,511
Cooperatieve Rabobank UA
          2.250%, 01/14/20.................................................     17,345    17,355,581
          4.750%, 01/15/20.................................................      5,000     5,027,409
#(Omega)  4.750%, 01/15/20.................................................      4,750     4,776,038
#         4.500%, 01/11/21.................................................      2,962     3,053,203
          4.125%, 01/12/21................................................. EUR    500       586,369
          4.625%, 01/13/21................................................. GBP    850     1,146,627
          2.500%, 01/19/21.................................................     12,410    12,503,491
Nederlandse Waterschapsbank NV
          1.625%, 03/04/20.................................................     39,199    39,160,036
Shell International Finance BV
          2.000%, 12/20/19................................................. GBP    760       985,529
          4.375%, 03/25/20.................................................     17,701    17,867,442
          2.125%, 05/11/20.................................................     18,815    18,847,015
          2.250%, 11/10/20.................................................     19,639    19,707,779
          1.625%, 03/24/21................................................. EUR 24,210    27,706,952
          1.875%, 05/10/21.................................................      2,909     2,911,848
          1.250%, 03/15/22................................................. EUR    257       296,649
                                                                                        ------------
TOTAL NETHERLANDS..........................................................              257,011,075
                                                                                        ------------

                                                                                                  FACE
                                                                                                 AMOUNT^    VALUE+
                                                                                                 ------- ------------
                                                                                                  (000)
NORWAY -- (2.3%)
Equinor ASA
            2.250%, 11/08/19................................................................      46,499 $ 46,498,659
            2.000%, 09/10/20................................................................ EUR  16,723   19,008,919
            5.625%, 03/11/21................................................................ EUR   9,326   11,217,661
Kommunalbanken A.S.
            2.500%, 04/17/20................................................................      12,734   12,767,363
(r)(Omega)  2.172%, 03/12/21................................................................       2,600    2,599,425
            1.500%, 04/19/22................................................................ NOK 100,000   10,788,101
(r)         2.449%, 06/16/20................................................................      20,000   20,040,600
(r)         2.041%, 04/15/21................................................................       5,500    5,497,254
                                                                                                         ------------
TOTAL NORWAY................................................................................              128,417,982
                                                                                                         ------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (9.5%)
African Development Bank
            1.875%, 03/16/20................................................................      35,400   35,395,398
Asian Development Bank
            1.375%, 06/11/20................................................................ CAD     835      632,612
Council Of Europe Development Bank
            1.625%, 03/10/20................................................................      72,316   72,255,949
EUROFIMA
            4.000%, 10/27/21................................................................ EUR   6,950    8,432,117
(r)         2.248%, 11/15/21................................................................      11,000   10,997,140
EUROFIMA Floating Rate Note
(r)         2.238%, 03/11/22................................................................       5,285    5,280,719
European Financial Stability Facility
            0.125%, 11/04/19................................................................ EUR     742      827,552
European Investment Bank Floating Rate Note
(r)         0.000%, 01/15/20................................................................ EUR   1,000    1,116,404
(r)         1.015%, 02/17/20................................................................ GBP  15,000   19,444,049
            1.250%, 11/05/20................................................................ CAD  85,000   64,198,330
(r)(Omega)  2.245%, 03/24/21................................................................       9,000    9,017,209
            1.000%, 05/25/21................................................................ NOK  47,220    5,114,218
(Omega)     2.250%, 07/30/21................................................................ CAD  15,000   11,495,141
            2.250%, 07/30/21................................................................ CAD  10,000    7,663,427
            4.250%, 12/07/21................................................................ GBP   4,674    6,488,499
(r)         0.991%, 01/10/22................................................................ GBP  13,947   18,096,781
            1.500%, 05/12/22................................................................ NOK 225,000   24,394,339
European Stability Mechanism
            0.000%, 11/07/19................................................................ EUR  76,500   85,330,929
            0.000%, 12/05/19................................................................ EUR  30,000   33,474,413
            0.000%, 01/23/20................................................................ EUR  10,000   11,165,681
European Stability Mechanism Treasury Bill
            0.000%, 11/21/19................................................................ EUR  12,500   13,945,119
Inter-American Development Bank
(r)         1.940%, 10/09/20................................................................      15,000   14,993,550

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Inter-American Investment Corp.
(r)  2.076%, 10/12/21.................................................      47,500 $ 47,503,800
International Bank for Reconstruction & Development
     1.125%, 03/11/20................................................. CAD  12,255    9,281,085
Nordic Investment Bank
     1.375%, 07/15/20................................................. NOK  47,640    5,166,701
                                                                                   ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..........................              521,711,162
                                                                                   ------------
SWEDEN -- (3.7%)
Kommuninvest I Sverige AB
     0.750%, 02/16/20................................................. SEK  20,000    2,075,851
     1.750%, 03/19/20.................................................      57,760   57,732,160
     2.500%, 12/01/20................................................. SEK 506,380   53,817,143
     1.000%, 09/15/21................................................. SEK 430,000   45,310,534
Svensk Export Credit AB
(r)  2.169%, 12/14/20.................................................      28,929   28,929,190
Svensk Exportkredit AB
(r)  2.247%, 12/13/21.................................................      12,000   12,016,770
Svenska Handelsbanken AB
#    1.950%, 09/08/20.................................................       2,500    2,501,509
     3.000%, 11/20/20................................................. GBP   1,000    1,321,371
                                                                                   ------------
TOTAL SWEDEN..........................................................              203,704,528
                                                                                   ------------
SWITZERLAND -- (1.5%)
Nestle Finance International, Ltd.
     1.250%, 05/04/20................................................. EUR     788      885,528
     0.750%, 11/08/21................................................. EUR   1,356    1,541,390
Nestle Holdings, Inc.
     2.125%, 01/14/20.................................................       9,572    9,574,087
     1.750%, 12/09/20................................................. GBP   2,400    3,135,746
Novartis Capital Corp.
#    1.800%, 02/14/20.................................................       7,805    7,803,538
#    4.400%, 04/24/20.................................................         470      475,605
Novartis Finance SA
     0.000%, 03/31/21................................................. EUR  50,532   56,591,083
     0.750%, 11/09/21................................................. EUR   2,500    2,845,994
                                                                                   ------------
TOTAL SWITZERLAND.....................................................               82,852,971
                                                                                   ------------
UNITED KINGDOM -- (2.6%)
United Kingdom Treasury Bill
     0.000%, 11/04/19................................................. GBP  41,300   53,497,964
     0.000%, 11/11/19................................................. GBP  40,000   51,806,376
     0.000%, 11/18/19................................................. GBP  30,000   38,849,059
                                                                                   ------------
TOTAL UNITED KINGDOM..................................................              144,153,399
                                                                                   ------------

                                                                             FACE
                                                                            AMOUNT^     VALUE+
                                                                            ------- --------------
                                                                             (000)
UNITED STATES -- (7.0%)
3M Co.
      1.875%, 11/15/21................................................. EUR     300 $      348,492
Apple, Inc.
      1.550%, 02/07/20.................................................       7,500      7,488,614
#     1.900%, 02/07/20.................................................      11,408     11,409,637
#(r)  2.435%, 02/07/20.................................................      15,000     15,009,324
#(r)  3.278%, 02/23/21.................................................         800        810,586
Berkshire Hathaway, Inc.
      0.250%, 01/17/21................................................. EUR   1,074      1,203,026
Chevron Corp.
      2.193%, 11/15/19.................................................      31,566     31,569,788
#     1.991%, 03/03/20.................................................      19,589     19,597,064
#(r)  2.688%, 11/15/21.................................................       6,000      6,048,113
Cisco Systems, Inc.
      4.450%, 01/15/20.................................................      30,642     30,801,645
Johnson & Johnson
      0.250%, 01/20/22................................................. EUR  30,363     34,244,474
Merck & Co., Inc.
      1.850%, 02/10/20.................................................      18,426     18,426,548
      1.125%, 10/15/21................................................. EUR  46,986     53,614,201
Microsoft Corp.
#     1.850%, 02/06/20.................................................      12,000     12,002,931
      2.125%, 12/06/21................................................. EUR  10,406     12,129,114
Oracle Corp.
      2.250%, 01/10/21................................................. EUR  25,525     29,315,347
      2.250%, 01/10/21................................................. EUR  22,330     25,645,904
      1.900%, 09/15/21.................................................         760        761,625
Pfizer, Inc.
      0.250%, 03/06/22................................................. EUR   2,857      3,217,421
Procter & Gamble Co. (The)
      4.125%, 12/07/20................................................. EUR   9,791     11,439,466
      2.000%, 11/05/21................................................. EUR  16,974     19,794,128
Walmart, Inc.
#     2.850%, 06/23/20.................................................      14,644     14,748,570
(r)   2.389%, 06/23/21.................................................      25,925     26,008,919
                                                                                    --------------
TOTAL UNITED STATES....................................................                385,634,937
                                                                                    --------------
TOTAL BONDS............................................................              4,338,814,738
                                                                                    --------------
U.S. TREASURY OBLIGATIONS -- (16.4%)
U.S. Treasury Notes
(r)   1.752%, 01/31/21.................................................      97,000     96,890,611
(r)   1.776%, 04/30/21.................................................     398,500    397,988,199
(r)   1.857%, 07/31/21.................................................     405,000    404,938,229
                                                                                    --------------
TOTAL U.S. TREASURY OBLIGATIONS........................................                899,817,039
                                                                                    --------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^     VALUE+
                                                                              ------- --------------
                                                                               (000)
AGENCY OBLIGATIONS -- (0.1%)
Federal Farm Credit Bank
(r)         1.940%, 08/09/21.................................................  8,000  $    7,982,089
                                                                                      --------------
TOTAL INVESTMENT SECURITIES (Cost $5,257,844,011)............................          5,246,613,866
                                                                                      --------------
COMMERCIAL PAPER -- (4.2%)
(Omega)     Erste Abwicklungsanstalt 1.866%, 02/19/20........................ 25,000      24,861,636
(Omega)     KFW International Finance, Inc. 1.823%, 01/28/20................. 50,000      49,779,972
(Omega)     NRW Bank 1.775%, 11/05/19........................................  8,000       7,998,176
(r)(Omega)  Oversea-Chinese Banking Corp., Ltd. 2.035%, 05/15/20............. 50,000      50,000,000

                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                           ------- --------------
                                                                            (000)
(Omega)  Pfizer, Inc. 2.096%, 11/12/19....................................  50,000 $   49,973,466
(Omega)  Total Fina Elf Cap 1.846%, 11/05/19..............................  50,000     49,988,541
                                                                                   --------------
TOTAL COMMERCIAL PAPER....................................................            232,601,791
                                                                                   --------------

                                                                           SHARES
                                                                           -------
SECURITIES LENDING COLLATERAL -- (0.2%)
@(S)     The DFA Short Term Investment Fund............................... 714,069      8,262,498
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $5,498,703,985).................................................         $5,487,478,155
                                                                                   ==============

As of October 31, 2019, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ---------------- ----------------------------- ---------- --------------
EUR     13,009,156  USD   14,527,014 State Street Bank and Trust    01/14/20   $    55,645
GBP      7,573,651  USD    9,540,491 State Street Bank and Trust    12/30/19       289,285
USD     54,722,790  NOK  500,432,682 Goldman Sachs International    11/05/19       304,716
USD    134,378,873  CAD  176,735,833 State Street Bank and Trust    01/13/20       136,786
USD     78,591,407  CAD  102,872,104 State Street Bank and Trust    01/22/20       451,842
USD    121,417,902  CAD  158,449,682 National Australia Bank Ltd.   01/28/20     1,061,022
                                                                               -----------
TOTAL APPRECIATION                                                             $ 2,299,296

CAD    174,873,710  USD  132,903,391 State Street Bank and Trust    11/04/19   $  (130,748)
USD    132,083,193  CAD  174,873,710 JP Morgan                      11/04/19      (689,450)
USD     59,019,694  GBP   45,927,707 JP Morgan                      11/15/19      (493,039)
USD    118,162,904  DKK  803,604,946 State Street Bank and Trust    12/30/19    (2,340,208)
USD    133,302,528  GBP  107,982,281 State Street Bank and Trust    12/30/19    (6,846,742)
USD    123,197,182  CAD  163,737,432 UBS AG                         01/02/20    (1,168,548)
USD    116,938,143  GBP   94,372,423 Citibank, N.A.                 01/03/20    (5,566,358)
USD    126,968,387  CAD  169,128,685 State Street Bank and Trust    01/03/20    (1,492,539)
USD    131,950,624  CAD  175,453,689 State Street Bank and Trust    01/07/20    (1,315,696)
USD        501,982  EUR      450,781 JP Morgan                      01/08/20        (3,136)
USD      3,469,713  EUR    3,126,373 State Street Bank and Trust    01/08/20       (33,507)
USD    117,472,817  CAD  156,363,814 Citibank, N.A.                 01/08/20    (1,294,019)
USD    121,747,799  EUR  110,046,291 State Street Bank and Trust    01/08/20    (1,563,259)
USD    121,478,703  CAD  161,486,414 JP Morgan                      01/09/20    (1,179,318)
USD    132,814,328  EUR  120,199,401 Bank of America Corp.          01/09/20    (1,881,995)
USD    124,270,910  CAD  165,316,100 Bank of America Corp.          01/10/20    (1,296,271)
USD    134,631,197  EUR  121,249,715 JP Morgan                      01/10/20    (1,250,508)
USD      5,112,472  SEK   49,741,055 JP Morgan                      01/14/20       (60,980)
USD     95,772,231  SEK  936,230,392 HSBC Bank                      01/14/20    (1,602,916)

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ---------------- ----------------------------- ---------- --------------
USD    142,056,129  EUR  128,259,417 National Australia Bank Ltd.   01/14/20   $ (1,716,707)
USD    137,159,782  EUR  123,627,314 State Street Bank and Trust    01/15/20     (1,429,243)
USD    116,184,513  GBP   89,955,601 State Street Bank and Trust    01/22/20       (647,994)
USD    126,117,578  EUR  112,897,748 State Street Bank and Trust    01/24/20       (513,777)
                                                                               ------------
TOTAL (DEPRECIATION)                                                           $(34,516,958)
                                                                               ------------
TOTAL APPRECIATION
  (DEPRECIATION)                                                               $(32,217,662)
                                                                               ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------
                                                             LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                             ------- --------------  ------- --------------
Bonds
   Australia................................................   --    $   67,820,947    --    $   67,820,947
   Austria..................................................   --       123,397,674    --       123,397,674
   Belgium..................................................   --       164,079,602    --       164,079,602
   Canada...................................................   --     1,089,970,493    --     1,089,970,493
   Denmark..................................................   --       126,038,217    --       126,038,217
   Finland..................................................   --        34,512,506    --        34,512,506
   France...................................................   --       393,264,728    --       393,264,728
   Germany..................................................   --       425,463,141    --       425,463,141
   Japan....................................................   --       190,781,376    --       190,781,376
   Netherlands..............................................   --       257,011,075    --       257,011,075
   Norway...................................................   --       128,417,982    --       128,417,982
   Supranational Organization Obligations...................   --       521,711,162    --       521,711,162
   Sweden...................................................   --       203,704,528    --       203,704,528
   Switzerland..............................................   --        82,852,971    --        82,852,971
   United Kingdom...........................................   --       144,153,399    --       144,153,399
   United States............................................   --       385,634,937    --       385,634,937
Agency Obligations..........................................   --         7,982,089    --         7,982,089
U.S. Treasury Obligations...................................   --       899,817,039    --       899,817,039
Commercial Paper............................................   --       232,601,791    --       232,601,791
Securities Lending Collateral...............................   --         8,262,498    --         8,262,498
Forward Currency Contracts**................................   --       (32,217,662)   --       (32,217,662)
                                                               --    --------------    --    --------------
TOTAL.......................................................   --    $5,455,260,493    --    $5,455,260,493
                                                               ==    ==============    ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
BONDS -- (81.7%)
AUSTRALIA -- (3.0%)
ASB Finance, Ltd.
         0.500%, 06/10/22.............................. EUR  2,000  $ 2,265,352
Australia & New Zealand Banking Group Ltd.
(r)      2.584%, 05/17/21..............................      6,000    6,022,785
BHP Billiton Finance, Ltd. Co.
         3.000%, 03/30/20.............................. AUD  6,500    4,510,544
Commonwealth Bank of Australia
         0.500%, 07/11/22.............................. EUR  5,725    6,492,577
National Australia Bank, Ltd. Floating Rate Note
(r)      2.619%, 11/04/21..............................      3,245    3,278,594
         0.875%, 01/20/22.............................. EUR  1,112    1,268,031
         0.350%, 09/07/22.............................. EUR  1,500    1,695,434
Westpac Banking Corp.
(r)      2.280%, 01/25/21..............................      1,114    1,115,755
(r)      2.974%, 08/19/21..............................        540      545,931
         0.250%, 01/17/22.............................. EUR  8,500    9,556,741
                                                                    -----------
TOTAL AUSTRALIA........................................              36,751,744
                                                                    -----------
BELGIUM -- (3.0%)
Anheuser-Busch InBev SA
         0.800%, 04/20/23.............................. EUR  1,439    1,651,285
Dexia Credit Local SA
         0.625%, 01/21/22.............................. EUR  1,250    1,423,541
         0.250%, 06/02/22.............................. EUR  2,000    2,263,345
         1.125%, 06/15/22.............................. GBP  2,000    2,603,982
         0.750%, 01/25/23.............................. EUR  6,000    6,920,711
         0.250%, 06/01/23.............................. EUR 12,900   14,661,014
         0.625%, 02/03/24.............................. EUR  7,000    8,093,259
                                                                    -----------
TOTAL BELGIUM..........................................              37,617,137
                                                                    -----------
CANADA -- (10.9%)
Alimentation Couche-Tard, Inc.
         3.319%, 11/01/19.............................. CAD  8,200    6,225,986
Bank of Montreal
(r)      2.922%, 08/27/21..............................      2,000    2,021,800
Bank of Nova Scotia (The)
(r)      2.406%, 04/20/21..............................      5,000    5,016,109
Canada Housing Trust No 1
(Omega)  2.000%, 12/15/19.............................. CAD 15,000   11,390,821
(Omega)  1.450%, 06/15/20.............................. CAD 17,000   12,888,042
Canadian Imperial Bank of Commerce
         0.750%, 03/22/23.............................. EUR  5,000    5,725,614
         0.375%, 05/03/24.............................. EUR  1,740    1,945,531

                                                             FACE
                                                            AMOUNT^    VALUE+
                                                            ------- ------------
                                                             (000)
CANADA -- (Continued)
Canadian Natural Resources, Ltd.
         2.950%, 01/15/23..............................      5,660  $  5,775,551
Enbridge, Inc.
#        4.000%, 10/01/23..............................      3,000     3,183,322
Province of British Columbia Canada
         4.100%, 12/18/19.............................. CAD 10,000     7,614,000
Rogers Communications, Inc.
         4.100%, 10/01/23..............................      1,000     1,066,520
Royal Bank of Canada
         1.920%, 07/17/20.............................. CAD 10,000     7,594,792
         2.860%, 03/04/21.............................. CAD 25,000    19,196,720
(r)      2.326%, 04/30/21..............................      3,394     3,406,093
         1.968%, 03/02/22.............................. CAD  8,000     6,058,401
Toronto-Dominion Bank (The)
         2.250%, 11/05/19..............................      9,067     9,067,066
         1.693%, 04/02/20.............................. CAD  7,000     5,310,933
         2.563%, 06/24/20.............................. CAD 14,000    10,676,820
(r)      3.043%, 04/07/21..............................      1,077     1,089,289
(r)      2.568%, 06/11/21..............................      2,000     2,007,040
         1.994%, 03/23/22.............................. CAD 10,000     7,577,101
                                                                    ------------
TOTAL CANADA...........................................              134,837,551
                                                                    ------------
DENMARK -- (1.1%)
AP Moller - Maersk A.S.
         1.500%, 11/24/22.............................. EUR  2,680     3,110,662
AP Moller Maersk A.S.
         1.750%, 03/18/21.............................. EUR  2,551     2,913,811
Danske Bank A.S.
(Omega)  2.800%, 03/10/21..............................      5,000     5,039,817
Kommunekredit
         0.250%, 03/29/23.............................. EUR  2,000     2,278,829
                                                                    ------------
TOTAL DENMARK..........................................               13,343,119
                                                                    ------------
FINLAND -- (0.6%)
Nordea Bank Abp
         0.300%, 06/30/22.............................. EUR  5,000     5,639,557
OP Corporate Bank P.L.C.
         0.750%, 03/03/22.............................. EUR    725       825,531
         0.375%, 10/11/22.............................. EUR    500       565,580
                                                                    ------------
TOTAL FINLAND..........................................                7,030,668
                                                                    ------------
FRANCE -- (2.1%)
BNP Paribas SA
         1.000%, 06/27/24.............................. EUR  6,000     6,914,340
BPCE SA
         1.125%, 12/14/22.............................. EUR  2,200     2,544,690
         0.375%, 10/05/23.............................. EUR    500       565,252

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
FRANCE -- (Continued)
Caisse d'Amortissement de la Dette Sociale
            0.125%, 10/25/23........................... EUR  6,500  $ 7,401,782
Pernod Ricard SA
            2.000%, 06/22/20........................... EUR    300      339,307
(Omega)     4.450%, 01/15/22...........................      2,450    2,574,092
Societe Generale SA
(Omega)     2.500%, 04/08/21...........................      4,200    4,221,546
(Omega)     3.250%, 01/12/22...........................      1,000    1,020,591
                                                                    -----------
TOTAL FRANCE...........................................              25,581,600
                                                                    -----------
GERMANY -- (3.4%)
BMW Finance NV
            0.125%, 01/12/21........................... EUR    645      721,627
            0.625%, 10/06/23........................... EUR  2,000    2,273,873
BMW US Capital LLC
(Omega)     3.450%, 04/12/23...........................      5,000    5,206,395
Daimler Canada Finance, Inc.
            1.570%, 05/25/20........................... CAD  3,000    2,271,787
Daimler Finance North America LLC
(r)(Omega)  2.677%, 05/04/20...........................      1,000    1,000,575
#(Omega)    2.850%, 01/06/22...........................      7,200    7,292,417
Deutsche Bank AG
            2.950%, 08/20/20...........................      1,000    1,001,994
Landwirtschaftliche Rentenbank
            0.375%, 01/22/24........................... EUR  4,630    5,339,966
NRW Bank
            0.125%, 03/10/23........................... EUR  7,000    7,947,834
Volkswagen Financial Services AG
            1.375%, 10/16/23........................... EUR  1,000    1,156,994
Volkswagen Group of America Finance LLC
(Omega)     2.400%, 05/22/20...........................      3,625    3,630,872
(Omega)     4.000%, 11/12/21...........................      2,000    2,072,815
Volkswagen International Finance NV
            0.875%, 01/16/23........................... EUR    300      341,912
VW Credit Canada, Inc.
            2.150%, 06/24/20........................... CAD  3,000    2,277,663
                                                                    -----------
TOTAL GERMANY..........................................              42,536,724
                                                                    -----------
ITALY -- (0.5%)
Enel Finance International NV
(Omega)     2.875%, 05/25/22...........................      1,000    1,013,015
            5.000%, 09/14/22........................... EUR  2,000    2,552,221
Eni SpA
            4.000%, 06/29/20........................... EUR    600      687,706
            1.750%, 01/18/24........................... EUR  1,170    1,398,540
                                                                    -----------
TOTAL ITALY............................................               5,651,482
                                                                    -----------

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
JAPAN -- (6.7%)
American Honda Finance Corp.
(r)         2.488%, 06/11/21...........................      5,000  $ 5,011,921
            1.375%, 11/10/22........................... EUR  2,000    2,321,148
            0.550%, 03/17/23........................... EUR  2,606    2,959,125
Daiwa Securities Group, Inc.
(Omega)     3.129%, 04/19/22...........................        700      713,619
Mitsubishi UFJ Financial Group, Inc.
            0.680%, 01/26/23........................... EUR  2,150    2,435,613
            0.980%, 10/09/23........................... EUR  4,000    4,595,481
Mizuho Financial Group, Inc.
#(Omega)    2.632%, 04/12/21...........................      4,000    4,029,242
(r)         3.267%, 09/13/21...........................      1,735    1,756,757
            2.953%, 02/28/22...........................        400      406,856
            0.523%, 06/10/24........................... EUR  3,000    3,379,611
Nissan Motor Acceptance Corp.
(Omega)     2.550%, 03/08/21...........................      3,500    3,509,951
(r)(Omega)  2.789%, 09/21/21...........................      2,000    2,001,873
Sumitomo Mitsui Financial Group, Inc.
            2.058%, 07/14/21...........................      3,000    3,001,235
            0.819%, 07/23/23........................... EUR  4,544    5,186,481
Takeda Pharmaceutical Co., Ltd.
            0.375%, 11/21/20........................... EUR  4,152    4,653,205
Total Capital Canada, Ltd.
            1.125%, 03/18/22........................... EUR  1,500    1,725,497
Toyota Credit Canada, Inc.
            2.200%, 02/25/21........................... CAD 10,000    7,607,850
            2.020%, 02/28/22........................... CAD  4,000    3,025,981
Toyota Motor Credit Corp. Floating Rate Note
(r)         2.220%, 05/22/20...........................      5,000    4,999,990
(r)         2.567%, 01/08/21...........................        992      996,493
(r)         2.281%, 04/13/21...........................     18,000   18,027,558
            0.750%, 07/21/22........................... EUR    500      570,572
                                                                    -----------
TOTAL JAPAN............................................              82,916,059
                                                                    -----------
LUXEMBOURG -- (0.1%)
ArcelorMittal
            2.875%, 07/06/20........................... EUR    800      909,564
                                                                    -----------
NETHERLANDS -- (1.2%)
ABN AMRO Bank NV
            0.500%, 07/17/23........................... EUR    911    1,033,089
Cooperatieve Rabobank UA
            0.125%, 10/11/21........................... EUR    900    1,009,598
            4.000%, 01/11/22........................... EUR    980    1,192,395
            4.750%, 06/06/22........................... EUR  1,367    1,718,441

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
NETHERLANDS -- (Continued)
ING Bank NV Floating Rate Note
(r)      0.002%, 11/26/21.............................. EUR   2,000 $ 2,242,421
ING Groep NV
         1.000%, 09/20/23.............................. EUR   5,000   5,757,602
Koninklijke Philips NV
         0.500%, 09/06/23.............................. EUR   2,000   2,273,962
                                                                    -----------
TOTAL NETHERLANDS......................................              15,227,508
                                                                    -----------
NORWAY -- (0.1%)
DNB Bank ASA
         4.375%, 02/24/21.............................. EUR   1,288   1,523,225
                                                                    -----------
SPAIN -- (1.8%)
Banco Santander SA
         3.848%, 04/12/23..............................       2,000   2,090,517
Iberdrola International BV
         1.750%, 09/17/23.............................. EUR   1,000   1,190,230
Santander Holdings USA, Inc.
         3.400%, 01/18/23..............................       9,525   9,794,293
Spain Government Bond
(Omega)  5.400%, 01/31/23.............................. EUR   2,500   3,309,485
Telefonica Emisiones SA
         0.750%, 04/13/22.............................. EUR   2,200   2,498,512
         3.987%, 01/23/23.............................. EUR   1,700   2,136,537
         1.069%, 02/05/24.............................. EUR   1,400   1,622,377
                                                                    -----------
TOTAL SPAIN............................................              22,641,951
                                                                    -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.6%)
Asian Development Bank
         1.375%, 06/11/20.............................. CAD  12,461   9,440,690
European Financial Stability Facility
         0.200%, 01/17/24.............................. EUR  23,536  26,892,286
European Stability Mechanism
         0.000%, 12/05/19.............................. EUR   4,000   4,463,255
European Stability Mechanism Treasury Bill
         0.000%, 11/21/19.............................. EUR   5,294   5,906,168
         0.000%, 01/09/20.............................. EUR  20,000  22,327,050
                                                                    -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS...........              69,029,449
                                                                    -----------
SWEDEN -- (3.5%)
Kommuninvest I Sverige AB
         0.250%, 06/01/22.............................. SEK 269,000  27,970,730
         0.750%, 02/22/23.............................. SEK  50,000   5,277,931
Skandinaviska Enskilda Banken AB
         0.300%, 02/17/22.............................. EUR   1,250   1,407,366
         1.250%, 08/05/22.............................. GBP   2,000   2,598,592

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
SWEDEN -- (Continued)
Svenska Handelsbanken AB
      0.250%, 02/28/22................................. EUR  4,600  $ 5,174,664
Swedbank AB
      0.250%, 11/07/22................................. EUR    800      897,796
                                                                    -----------
TOTAL SWEDEN...........................................              43,327,079
                                                                    -----------
SWITZERLAND -- (1.0%)
Credit Suisse AG/London
      1.000%, 06/07/23................................. EUR  2,000    2,309,036
Credit Suisse Group Funding Guernsey, Ltd.
      1.250%, 04/14/22................................. EUR  1,000    1,148,971
UBS Group Funding Switzerland AG
      1.750%, 11/16/22................................. EUR  4,700    5,508,197
      2.125%, 03/04/24................................. EUR  2,400    2,899,369
                                                                    -----------
TOTAL SWITZERLAND......................................              11,865,573
                                                                    -----------
UNITED KINGDOM -- (8.6%)
Barclays P.L.C.
      2.750%, 11/08/19.................................      8,000    8,000,454
      3.250%, 01/12/21.................................      1,000    1,010,852
BAT International Finance P.L.C.
      4.875%, 02/24/21................................. EUR    743      881,686
      3.625%, 11/09/21................................. EUR    105      125,562
      0.875%, 10/13/23................................. EUR  5,100    5,773,576
BP Capital Markets P.L.C.
      1.109%, 02/16/23................................. EUR  5,000    5,777,743
BP Capital Markets PLC
      3.497%, 11/09/20................................. CAD  4,000    3,078,612
British Telecommunications P.L.C.
      0.500%, 06/23/22................................. EUR    400      451,326
      1.125%, 03/10/23................................. EUR  7,000    8,063,889
HSBC Bank P.L.C. Floating Rate Note
(r)   0.017%, 03/09/20................................. EUR  4,600    5,137,222
HSBC Holdings PLC
#(r)  3.792%, 05/25/21.................................      3,082    3,138,768
Lloyds Banking Group P.L.C.
      3.000%, 01/11/22.................................      1,000    1,016,475
Mead Johnson Nutrition Co.
      3.000%, 11/15/20.................................      2,800    2,829,665
National Grid North America, Inc.
      0.750%, 08/08/23................................. EUR  6,050    6,895,065
Nationwide Building Society
      0.625%, 04/19/23................................. EUR  3,000    3,417,468
NatWest Markets P.L.C.
      1.000%, 05/28/24................................. EUR  1,630    1,862,495

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
UNITED KINGDOM -- (Continued)
PPL WEM, Ltd. / Western Power Distribution, Ltd.
(Omega)  5.375%, 05/01/21.............................        500  $    516,862
Praxair, Inc.
         1.200%, 02/12/24............................. EUR  3,372     3,954,170
Rolls-Royce P.L.C.
         0.875%, 05/09/24............................. EUR  1,500     1,705,130
Royal Bank of Scotland Group P.L.C.
         2.500%, 03/22/23............................. EUR  3,500     4,187,805
United Kingdom Treasury Bill
         0.000%, 11/18/19............................. GBP 14,000    18,129,561
         0.000%, 11/25/19............................. GBP 15,000    19,421,670
Vodafone Group P.L.C.
         1.750%, 08/25/23............................. EUR  1,300     1,543,239
                                                                   ------------
TOTAL UNITED KINGDOM..................................              106,919,295
                                                                   ------------
UNITED STATES -- (28.5%)
Abbott Ireland Financing DAC
         0.000%, 09/27/20............................. EUR  2,000     2,233,575
         0.875%, 09/27/23............................. EUR  3,420     3,931,007
AbbVie, Inc.
         2.900%, 11/06/22.............................      1,080     1,100,979
Aetna, Inc.
#        2.750%, 11/15/22.............................      5,000     5,072,033
Albemarle Corp.
         1.875%, 12/08/21............................. EUR  5,100     5,904,742
Allergan Finance LLC
         3.250%, 10/01/22.............................      3,200     3,274,234
Allergan Funding SCS
         3.450%, 03/15/22.............................      6,000     6,149,820
Altria Group, Inc.
#        2.850%, 08/09/22.............................      5,700     5,783,827
         1.000%, 02/15/23............................. EUR  1,500     1,694,196
Ameren Corp.
         2.700%, 11/15/20.............................      1,000     1,006,629
American International Group, Inc.
         1.500%, 06/08/23............................. EUR  2,000     2,325,158
AmerisourceBergen Corp.
#        3.500%, 11/15/21.............................      5,000     5,107,902
Anthem, Inc.
         3.300%, 01/15/23.............................      5,000     5,192,428
Apache Corp.
         3.250%, 04/15/22.............................        807       821,352
Ares Capital Corp.
         4.200%, 06/10/24.............................      4,000     4,147,947
AT&T, Inc.
         2.500%, 03/15/23............................. EUR  5,000     5,988,858
         1.950%, 09/15/23............................. EUR    175       207,964
         2.400%, 03/15/24............................. EUR  3,000     3,644,815
Autodesk, Inc.
         3.600%, 12/15/22.............................      2,239     2,317,093

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor,
  Inc.
#        2.773%, 12/15/22...............................        800  $  813,184
Bank of America Corp.
         0.750%, 07/26/23............................... EUR  2,000   2,287,422
Baxter International, Inc.
         0.400%, 05/15/24............................... EUR  2,000   2,238,919
Booking Holdings, Inc.
         0.800%, 03/10/22............................... EUR  1,900   2,161,663
Broadcom Corp. / Broadcom Cayman Finance Ltd.
         3.000%, 01/15/22...............................      5,000   5,066,159
BUNGE, Ltd. FINANCE Corp. Co. GUAR 03/24 4.35
#        4.350%, 03/15/24...............................      2,000   2,114,562
Campbell Soup Co.
         3.650%, 03/15/23...............................      1,000   1,042,584
Cardinal Health, Inc.
         3.200%, 06/15/22...............................      5,000   5,116,303
Caterpillar Financial Services Corp.
(r)      2.338%, 05/15/20...............................      5,000   5,003,685
(r)      2.349%, 03/15/21...............................      2,000   2,001,688
(r)      2.514%, 05/17/21...............................      2,766   2,772,263
(r)      2.382%, 09/07/21...............................      2,000   2,000,580
Celgene Corp.
         3.550%, 08/15/22...............................      1,777   1,852,053
Church & Dwight Co., Inc.
         2.875%, 10/01/22...............................      2,000   2,040,376
Cigna Corp.
(Omega)  4.500%, 03/15/21...............................      1,000   1,025,430
Coca-Cola Co. (The)
         0.750%, 03/09/23............................... EUR  2,000   2,292,869
Comcast Corp.
(r)      2.539%, 10/01/21...............................      2,243   2,254,955
Cox Communications, Inc.
(Omega)  3.250%, 12/15/22...............................      5,000   5,160,881
CVS Health Corp.
         2.800%, 07/20/20...............................      2,665   2,677,642
Discovery Communications LLC
         3.250%, 04/01/23...............................        497     511,485
Dover Corp.
         2.125%, 12/01/20............................... EUR  1,250   1,425,342
Dow Chemical Co. (The)
         3.000%, 11/15/22...............................      3,134   3,208,768
DTE Energy Co.
         2.400%, 12/01/19...............................      1,151   1,151,366
E*TRADE Financial Corp.
         2.950%, 08/24/22...............................      5,000   5,094,115
eBay, Inc.
         2.600%, 07/15/22...............................        760     767,927

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Energy Transfer Partners L.P.
#        3.600%, 02/01/23...............................      4,594  $4,724,415
Enterprise Products Operating LLC
         3.350%, 03/15/23...............................      2,000   2,071,629
EQT Corp.
#        4.875%, 11/15/21...............................      1,000   1,020,652
Equifax, Inc.
         3.300%, 12/15/22...............................      1,000   1,030,816
Exelon Generation Co. LLC
         3.400%, 03/15/22...............................        815     837,309
FedEx Corp.
         1.000%, 01/11/23............................... EUR  7,000   8,004,492
Fluor Corp.
         1.750%, 03/21/23............................... EUR  5,287   5,598,235
Fortune Brands Home & Security, Inc.
#        3.000%, 06/15/20...............................      3,000   3,014,694
GATX Corp.
         4.750%, 06/15/22...............................      5,000   5,310,181
General Mills, Inc.
         1.000%, 04/27/23............................... EUR  1,809   2,082,349
General Motors Financial Co., Inc.
         4.200%, 03/01/21...............................      1,000   1,022,896
#        3.450%, 01/14/22...............................      5,000   5,097,884
Goldman Sachs Group, Inc. (The)
         3.550%, 02/12/21............................... CAD  4,000   3,087,632
#        5.250%, 07/27/21...............................      5,000   5,271,042
         5.750%, 01/24/22...............................      1,400   1,508,741
Harley-Davidson Financial Services, Inc.
(Omega)  2.150%, 02/26/20...............................      5,000   4,996,538
(Omega)  2.550%, 06/09/22...............................      1,924   1,924,707
Honeywell International, Inc.
         1.300%, 02/22/23............................... EUR  8,000   9,300,511
HP, Inc.
         4.300%, 06/01/21...............................        518     536,740
IBM Credit LLC
(r)      2.226%, 01/20/21...............................      4,000   4,007,440
International Business Machines Corp.
         1.875%, 11/06/20............................... EUR    312     355,390
         0.500%, 09/07/21............................... EUR  2,250   2,539,788
         1.250%, 05/26/23............................... EUR  2,923   3,408,345
Johnson Controls International P.L.C.
         1.000%, 09/15/23............................... EUR  4,501   5,160,081
JPMorgan Chase & Co.
         2.625%, 04/23/21............................... EUR  4,000   4,649,390
         0.625%, 01/25/24............................... EUR  3,333   3,800,172

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
UNITED STATES -- (Continued)
Kellogg Co.
             0.800%, 11/17/22........................... EUR  1,790  $2,042,383
Keurig Dr Pepper, Inc.
             2.700%, 11/15/22...........................      4,684   4,733,613
Marathon Petroleum Corp.
#            3.400%, 12/15/20...........................      3,500   3,549,115
Mastercard, Inc.
             1.100%, 12/01/22........................... EUR  1,000   1,152,774
Medtronic Global Holdings SCA
             0.000%, 03/07/21........................... EUR  2,000   2,235,864
             0.000%, 12/02/22........................... EUR  2,062   2,303,694
Molson Coors Brewing Co.
             1.250%, 07/15/24........................... EUR  1,112   1,283,607
Mondelez International, Inc.
             2.375%, 01/26/21........................... EUR    300     344,932
Morgan Stanley
             2.375%, 03/31/21........................... EUR  1,000   1,154,726
             3.125%, 08/05/21........................... CAD  4,000   3,084,868
             1.875%, 03/30/23........................... EUR  1,500   1,773,205
             1.750%, 03/11/24........................... EUR  3,314   3,945,738
Mosaic Co. (The)
             3.750%, 11/15/21...........................      6,000   6,169,875
Motorola Solutions, Inc.
#            3.500%, 03/01/23...........................      2,000   2,071,853
Mylan N.V.
             3.150%, 06/15/21...........................      1,000   1,012,837
National Oilwell Varco, Inc.
             2.600%, 12/01/22...........................      4,000   4,032,107
National Rural Utilities Cooperative Finance Corp.
(r)          2.479%, 06/30/21...........................      2,600   2,608,489
NBCUniversal Enterprise, Inc.
(r)(Omega)   2.499%, 04/01/21...........................      1,870   1,876,283
NetApp, Inc.
             3.250%, 12/15/22...........................        500     509,829
Newell Brands, Inc.
             4.000%, 06/15/22...........................      5,440   5,591,391
Newmont Goldcorp Corp.
             3.625%, 06/09/21...........................        500     511,524
Nordstrom, Inc.
             4.750%, 05/01/20...........................      5,225   5,285,888
Omnicom Group, Inc. / Omnicom Capital, Inc.
             4.450%, 08/15/20...........................        600     611,194
             3.625%, 05/01/22...........................      2,864   2,969,520
ONEOK Partners L.P.
             3.375%, 10/01/22...........................      1,730   1,775,596
Oracle Corp.
             2.250%, 01/10/21........................... EUR  1,140   1,309,285
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(Omega)      3.375%, 02/01/22...........................        361     369,093

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- -----------
                                                                             (000)
UNITED STATES -- (Continued)
Pfizer, Inc.
      0.250%, 03/06/22................................................. EUR 13,680  $15,405,784
Philip Morris International, Inc.
      2.875%, 05/30/24................................................. EUR  2,000    2,506,957
Procter & Gamble Co. (The)
      2.000%, 08/16/22................................................. EUR    400      474,030
Ryder System, Inc.
      3.400%, 03/01/23.................................................      2,325    2,403,106
Sempra Energy
#     4.050%, 12/01/23.................................................      1,000    1,058,639
Sky, Ltd.
      1.875%, 11/24/23................................................. EUR  2,748    3,290,765
Southern Co. (The)
      2.750%, 06/15/20.................................................      1,775    1,781,969
Southwest Airlines Co.
      2.750%, 11/06/19.................................................      5,000    5,000,131
Stryker Corp.
      1.125%, 11/30/23................................................. EUR  2,277    2,649,753
Tupperware Brands Corp.
#     4.750%, 06/01/21.................................................      1,585    1,589,664
United Parcel Service, Inc.
      0.375%, 11/15/23................................................. EUR  8,546    9,657,870
Viacom, Inc.
      4.500%, 03/01/21.................................................      6,000    6,189,905
Walgreens Boots Alliance, Inc.
      2.700%, 11/18/19.................................................      1,590    1,590,338
Walmart, Inc.
(r)   2.389%, 06/23/21.................................................      2,060    2,066,668
Wells Fargo & Co.
      2.150%, 01/30/20.................................................        750      750,404
      2.250%, 09/03/20................................................. EUR  1,294    1,473,944
      1.500%, 09/12/22................................................. EUR    300      348,911
Wells Fargo Bank NA
(r)   2.463%, 10/22/21.................................................      7,000    7,025,613
Whirlpool Corp.
      3.700%, 03/01/23.................................................      1,000    1,041,654
Williams Cos., Inc. (The)
      3.700%, 01/15/23.................................................        670      693,438

                                                                                      FACE
                                                                                     AMOUNT^     VALUE+
                                                                                     ------- --------------
                                                                                      (000)
UNITED STATES -- (Continued)
Zimmer Biomet Holdings, Inc.
         2.700%, 04/01/20......................................................        2,210 $    2,214,440
                                                                                             --------------
TOTAL UNITED STATES............................................................                 351,872,115
                                                                                             --------------
TOTAL BONDS....................................................................               1,009,581,843
                                                                                             --------------
U.S. TREASURY OBLIGATIONS -- (16.5%)
U.S. Treasury Notes
(r)      1.752%, 01/31/21......................................................       33,000     32,962,785
(r)      1.776%, 04/30/21......................................................      118,500    118,347,808
(r)      1.857%, 07/31/21......................................................       53,000     52,991,917
                                                                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS................................................                 204,302,510
                                                                                             --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,215,121,300)........................................................               1,213,884,353
                                                                                             --------------
COMMERCIAL PAPER -- (1.2%)
(Omega)  Campbell Soup Co. 2.191%, 01/22/20....................................        4,000      3,979,794
(Omega)  PFIZER INC 1.898%, 02/25/20...........................................        1,250      1,242,801
(Omega)  Pfizer, Inc. 1.888%, 03/02/20.........................................       10,000      9,939,389
                                                                                             --------------
TOTAL COMMERCIAL PAPER                                                                           15,161,984
                                                                                             --------------
                                                                                     SHARES
                                                                                     -------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)     The DFA Short Term Investment Fund....................................      603,833      6,986,946
                                                                                             --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,237,267,772)........................................................              $1,236,033,283
                                                                                             --------------

As of October 31, 2019, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------    --------------- ---------------------------- ---------- --------------
EUR    88,173,262     USD  97,911,999 State Street Bank and Trust   11/01/19    $ 427,612
USD    98,737,791     EUR  88,061,253 State Street Bank and Trust   01/17/20        6,926
                                                                                ---------
TOTAL APPRECIATION                                                              $ 434,538
CAD    23,602,264     USD  18,090,531 UBS AG                        01/03/20    $(163,539)

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

                                                                                 UNREALIZED
                                                                                  FOREIGN
                                                                                  EXCHANGE
                                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
------------------    ---------------- ---------------------------- ---------- --------------
USD     97,128,227    EUR   88,173,262 Bank of America Corp.         11/01/19   $(1,211,384)
USD      4,451,149    AUD    6,577,769 State Street Bank and Trust   11/14/19       (84,533)
USD     97,955,175    EUR   87,892,669 State Street Bank and Trust   12/27/19      (441,295)
USD     11,597,552    CAD   15,429,116 Natwest Markets P.L.C.        01/03/20      (121,563)
USD    133,948,565    CAD  178,432,749 Citibank, N.A.                01/03/20    (1,579,221)
USD        861,258    EUR      769,676 Barclays Capital              01/07/20        (1,140)
USD        990,923    EUR      892,131 HSBC Bank                     01/07/20        (8,682)
USD     10,977,428    EUR    9,951,065 State Street Bank and Trust   01/07/20      (172,431)
USD     13,952,145    EUR   12,629,999 State Street Bank and Trust   01/07/20      (199,376)
USD     22,018,222    EUR   19,883,814 Natwest Markets P.L.C.        01/07/20      (260,972)
USD     42,821,833    GBP   33,016,691 State Street Bank and Trust   01/22/20       (59,575)
USD     97,615,743    EUR   87,415,178 State Street Bank and Trust   01/23/20      (427,118)
USD     33,431,325    SEK  322,130,612 UBS AG                        01/28/20       (93,966)
USD     98,377,216    EUR   88,129,753 Natwest Markets P.L.C.        01/28/20      (497,655)
                                                                                -----------
TOTAL (DEPRECIATION)                                                            $(5,322,450)
                                                                                -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                  $(4,887,912)
                                                                                ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                              LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                              ------- --------------  ------- --------------
Bonds........................................
   Australia.................................   --    $   36,751,744    --    $   36,751,744
   Belgium...................................   --        37,617,137    --        37,617,137
   Canada....................................   --       134,837,551    --       134,837,551
   Denmark...................................   --        13,343,119    --        13,343,119
   Finland...................................   --         7,030,668    --         7,030,668
   France....................................   --        25,581,600    --        25,581,600
   Germany...................................   --        42,536,724    --        42,536,724
   Italy.....................................   --         5,651,482    --         5,651,482
   Japan.....................................   --        82,916,059    --        82,916,059
   Luxembourg................................   --           909,564    --           909,564
   Netherlands...............................   --        15,227,508    --        15,227,508
   Norway....................................   --         1,523,225    --         1,523,225
   Spain.....................................   --        22,641,951    --        22,641,951
   Supranational Organization Obligations....   --        69,029,449    --        69,029,449
   Sweden....................................   --        43,327,079    --        43,327,079
   Switzerland...............................   --        11,865,573    --        11,865,573
   United Kingdom............................   --       106,919,295    --       106,919,295
   United States.............................   --       351,872,115    --       351,872,115
U.S. Treasury Obligations....................   --       204,302,510    --       204,302,510
Commercial Paper.............................   --        15,161,984    --        15,161,984
Securities Lending Collateral................   --         6,986,946    --         6,986,946
Forward Currency Contracts**.................   --        (4,887,912)   --        (4,887,912)
                                                --    --------------    --    --------------
TOTAL........................................   --    $1,231,145,371    --    $1,231,145,371
                                                ==    ==============    ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
BONDS -- (87.5%)
AUSTRALIA -- (1.5%)
ANZ New Zealand International, Ltd.
         0.400%, 03/01/22................................................. EUR  27,377 $ 30,875,535
ASB Finance, Ltd.
         0.500%, 06/10/22................................................. EUR  41,239   46,710,428
Commonwealth Bank of Australia
         0.500%, 07/11/22................................................. EUR  16,950   19,222,565
National Australia Bank, Ltd.
         2.800%, 01/10/22.................................................      37,541   38,254,751
         0.875%, 01/20/22................................................. EUR   9,168   10,454,416
         0.350%, 09/07/22................................................. EUR  27,190   30,732,566
Westpac Banking Corp.
#        2.800%, 01/11/22.................................................      33,146   33,781,556
         0.250%, 01/17/22................................................. EUR  11,762   13,224,281
         2.625%, 12/14/22................................................. GBP   5,416    7,345,238
                                                                                       ------------
TOTAL AUSTRALIA...........................................................              230,601,336
                                                                                       ------------
AUSTRIA -- (1.7%)
Oesterreichische Kontrollbank AG
         0.750%, 03/07/22................................................. GBP   8,000   10,345,682
         1.125%, 12/15/22................................................. GBP   2,907    3,799,202
Republic of Austria Government Bond
         0.000%, 07/15/23................................................. EUR 216,591  246,600,480
Republic of Austria Government International Bond Floating Rate Note
(r)      0.000%, 06/04/20................................................. EUR   9,333   10,433,033
                                                                                       ------------
TOTAL AUSTRIA.............................................................              271,178,397
                                                                                       ------------
BELGIUM -- (4.7%)
Dexia Credit Local SA
         0.040%, 12/11/19................................................. EUR  47,650   53,162,205
         0.250%, 03/19/20................................................. EUR  34,450   38,506,603
         2.000%, 01/22/21................................................. EUR   8,800   10,101,833
         0.875%, 09/07/21................................................. GBP   8,100   10,481,105
         0.625%, 01/21/22................................................. EUR  22,650   25,794,556
         0.250%, 06/02/22................................................. EUR  72,400   81,933,073
         1.125%, 06/15/22................................................. GBP  35,400   46,090,487
         0.750%, 01/25/23................................................. EUR  60,100   69,322,456
         0.250%, 06/01/23................................................. EUR   6,600    7,500,984
Kingdom of Belgium Government Bond
         2.250%, 06/22/23................................................. EUR 227,360  279,849,423
(Omega)  0.200%, 10/22/23................................................. EUR  40,000   45,908,144

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
BELGIUM -- (Continued)
Kingdom of Belgium Treasury Bill
         0.000%, 11/07/19................................................. EUR  45,500 $ 50,748,714
                                                                                       ------------
TOTAL BELGIUM.............................................................              719,399,583
                                                                                       ------------
CANADA -- (19.8%)
Bank of Montreal
(r)      2.559%, 06/15/20.................................................       2,070    2,074,823
         1.880%, 03/31/21................................................. CAD 129,816   98,411,192
(r)      2.461%, 04/13/21.................................................      83,200   83,556,096
         1.610%, 10/28/21................................................. CAD  56,000   42,163,055
         0.250%, 11/17/21................................................. EUR  17,940   20,132,633
         1.375%, 12/29/21................................................. GBP   2,613    3,414,969
(r)      0.087%, 09/28/21................................................. EUR  38,275   42,969,410
(r)      0.067%, 03/14/22................................................. EUR   9,953   11,175,063
Bank of Nova Scotia (The)
         2.270%, 01/13/20................................................. CAD  56,000   42,548,265
         2.130%, 06/15/20................................................. CAD 239,000  181,773,191
         3.270%, 01/11/21................................................. CAD  50,000   38,530,863
(r)      2.406%, 04/20/21.................................................      34,745   34,856,940
#        2.700%, 03/07/22.................................................      70,604   71,879,129
         0.375%, 04/06/22................................................. EUR  29,000   32,663,457
         1.250%, 06/08/22................................................. GBP   3,890    5,068,180
         1.750%, 12/23/22................................................. GBP  25,148   33,306,070
Canada Housing Trust No 1
(Omega)  2.000%, 12/15/19................................................. CAD 115,000   87,329,626
Canadian Imperial Bank of Commerce
         1.850%, 07/14/20................................................. CAD 128,200   97,318,507
(r)      2.353%, 10/05/20.................................................      28,525   28,589,751
         1.900%, 04/26/21................................................. CAD 122,800   93,126,053
         0.750%, 03/22/23................................................. EUR   2,000    2,290,246
CPPIB Capital, Inc.
         1.400%, 06/04/20................................................. CAD  78,000   59,117,379
Manitoba, Province of Canada
         1.150%, 11/21/19................................................. CAD   5,000    3,795,080
         0.750%, 12/15/21................................................. GBP   8,500   10,955,953
Province of Alberta Canada
         4.000%, 12/01/19................................................. CAD 144,500  109,886,265
         1.250%, 06/01/20................................................. CAD  25,000   18,931,554
         1.350%, 09/01/21................................................. CAD  29,500   22,259,050
Province of British Columbia Canada
         4.100%, 12/18/19................................................. CAD  78,000   59,389,204
Province of Manitoba Canada
         1.500%, 12/15/22................................................. GBP  36,230   47,691,865
Province of Ontario Canada
         4.000%, 12/03/19................................................. EUR  10,085   11,286,602
         4.200%, 06/02/20................................................. CAD 210,000  161,722,800
         3.000%, 09/28/20................................................. EUR   1,803    2,072,616
         1.350%, 03/08/22................................................. CAD  21,600   16,264,205

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                    FACE
                                                                                   AMOUNT^      VALUE+
                                                                                  --------- --------------
                                                                                    (000)
CANADA -- (Continued)
         3.150%, 06/02/22.................................................... CAD   164,200 $  129,135,926
Province of Ontario Canada Floating Rate Note
(r)      0.851%, 11/10/20.................................................... GBP    37,000     47,924,124
Province of Quebec Canada
         4.500%, 12/01/19.................................................... CAD   298,266    226,893,670
         4.500%, 12/01/20.................................................... CAD    60,000     46,900,767
         4.250%, 12/01/21.................................................... CAD    39,800     31,785,003
         0.875%, 05/24/22.................................................... GBP    11,551     14,943,678
Quebec, Province of Canada
         1.500%, 12/15/23.................................................... GBP    20,000     26,503,047
         2.375%, 01/22/24.................................................... EUR    17,728     21,996,386
Royal Bank of Canada
         1.920%, 07/17/20.................................................... CAD    38,500     29,239,948
(r)      2.176%, 10/26/20....................................................         2,600      2,605,969
         2.860%, 03/04/21.................................................... CAD    40,000     30,714,752
         2.030%, 03/15/21.................................................... CAD   160,500    121,953,679
(r)      2.326%, 04/30/21....................................................         8,018      8,046,568
         1.968%, 03/02/22.................................................... CAD   304,434    230,547,908
         2.000%, 03/21/22.................................................... CAD    30,000     22,734,720
(r)      0.096%, 07/24/20.................................................... EUR     2,000      2,238,103
(r)      0.050%, 08/06/20.................................................... EUR    12,297     13,754,558
Toronto-Dominion Bank (The)
         1.693%, 04/02/20.................................................... CAD    86,500     65,627,959
         2.563%, 06/24/20.................................................... CAD    57,500     43,851,226
         0.625%, 03/08/21.................................................... EUR    13,483     15,204,924
(r)      2.568%, 06/11/21....................................................         3,000      3,010,560
         2.621%, 12/22/21.................................................... CAD    57,179     43,925,072
         1.994%, 03/23/22.................................................... CAD   313,467    237,517,118
         3.005%, 05/30/23.................................................... CAD    33,000     25,840,020
         0.625%, 07/20/23.................................................... EUR    25,256     28,900,377
Toronto-Dominion Bank (The) Floating Rate Note
(r)      0.082%, 07/13/20.................................................... EUR     2,000      2,237,920
                                                                                            --------------
TOTAL CANADA.................................................................                3,050,584,074
                                                                                            --------------
DENMARK -- (3.8%)
Denmark Government Bond
         4.000%, 11/15/19.................................................... DKK   100,000     14,948,200
         1.500%, 11/15/23.................................................... DKK 2,533,000    411,874,542
Kommunekredit
         0.000%, 09/08/22.................................................... EUR    30,214     34,084,244
         0.250%, 03/29/23.................................................... EUR    66,308     75,552,309
         0.250%, 05/15/23.................................................... EUR    36,868     42,019,372
         0.125%, 08/28/23.................................................... EUR     3,193      3,626,941
                                                                                            --------------
TOTAL DENMARK................................................................                  582,105,608
                                                                                            --------------
FINLAND -- (2.9%)
Finland Government Bond
(Omega)  0.000%, 09/15/23.................................................... EUR   239,177    272,487,109
Finland Government International Bond
         1.500%, 12/19/19.................................................... GBP     3,711      4,810,515

                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
FINLAND -- (Continued)
Municipality Finance P.L.C. Floating Rate Note
(r)     2.174%, 02/17/21.................................................       7,100 $  7,100,284
Municipality Finance P.L.C.
        1.250%, 12/07/22................................................. GBP  55,568   72,836,583
OP Corporate Bank P.L.C.
        0.750%, 03/03/22................................................. EUR  56,018   63,785,623
        2.500%, 05/20/22................................................. GBP   2,550    3,413,164
        0.375%, 10/11/22................................................. EUR  16,840   19,048,722
                                                                                      ------------
TOTAL FINLAND............................................................              443,482,000
                                                                                      ------------
FRANCE -- (8.1%)
Agence Francaise de Developpement
        0.125%, 04/30/22................................................. EUR  58,200   65,695,338
Agence Francaise de Developpement EPIC
        0.125%, 03/31/21................................................. EUR   1,000    1,122,580
        0.500%, 10/25/22................................................. EUR  19,600   22,397,627
Caisse d'Amortissement de la Dette Sociale
        0.125%, 11/25/22................................................. EUR 279,100  316,943,572
        0.500%, 05/25/23................................................. EUR  33,500   38,609,701
        0.125%, 10/25/23................................................. EUR  46,900   53,406,703
Caisse des Depots et Consignations Floating Rate Note
(r)     2.175%, 10/02/20.................................................      47,200   47,213,996
France Treasury Bill
        0.000%, 11/14/19................................................. EUR  26,500   29,555,442
        0.000%, 12/04/19................................................. EUR  95,500  106,557,155
        0.000%, 12/18/19................................................. EUR  36,000   40,180,099
France Treasury Bill BTF
        0.000%, 12/11/19................................................. EUR 112,000  124,993,509
        0.000%, 02/12/20................................................. EUR  30,800   34,411,645
Sanofi
        0.000%, 01/13/20................................................. EUR   2,300    2,566,446
        0.875%, 09/22/21................................................. EUR   9,000   10,230,822
        0.000%, 03/21/22................................................. EUR   3,600    4,038,246
        0.000%, 09/13/22................................................. EUR  12,200   13,684,568
        0.500%, 03/21/23................................................. EUR 132,300  150,716,233
Sanofi Floating Rate Note
(r)     0.000%, 03/21/20................................................. EUR  18,900   21,105,934
SNCF Reseau
        6.000%, 10/12/20................................................. EUR  12,618   14,911,762
Total Capital International SA Floating Rate Note
(r)     0.000%, 03/19/20................................................. EUR   5,200    5,806,460
        2.125%, 03/15/23................................................. EUR   3,200    3,842,377
        0.250%, 07/12/23................................................. EUR   7,000    7,913,040
Unedic Asseo
        0.125%, 03/05/20................................................. EUR   8,750    9,774,077
        0.875%, 10/25/22................................................. EUR  97,900  113,333,389

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                           ------- --------------
                                                                            (000)
FRANCE -- (Continued)
     0.250%, 11/24/23................................................. EUR   5,000 $    5,710,334
                                                                                   --------------
TOTAL FRANCE..........................................................              1,244,721,055
                                                                                   --------------
GERMANY -- (9.8%)
Bayerische Landesbodenkreditanstalt
     2.500%, 02/09/22................................................. EUR  17,829     21,209,912
Deutsche Bahn Finance GMBH
     2.500%, 09/12/23................................................. EUR   1,000      1,227,100
FMS Wertmanagement
     1.125%, 09/07/23................................................. GBP  20,300     26,639,819
Kreditanstalt fuer Wiederaufbau
     1.125%, 12/23/19................................................. GBP  18,000     23,323,952
     0.375%, 12/15/20................................................. GBP   5,000      6,446,932
     1.000%, 10/12/21................................................. NOK 155,000     16,633,406
     2.125%, 08/15/23................................................. EUR  57,114     69,955,382
     0.000%, 09/15/23................................................. EUR  87,801     99,620,870
     0.125%, 11/07/23................................................. EUR 173,800    198,234,580
     0.125%, 01/15/24................................................. EUR  42,000     47,938,328
Land Baden-Wuerttemberg Floating Rate Note
(r)  0.343%, 07/19/21................................................. EUR  12,122     13,697,852
Landeskreditbank Baden-Wuertteberg Foerderbank Floating Rate Note
(r)  0.000%, 04/24/20................................................. EUR   2,500      2,794,015
Landeskreditbank Baden-Wuertteberg Foerderbank
     1.125%, 05/17/21................................................. GBP  16,400     21,309,854
Landeskreditbank Baden-Wuerttemberg Foerderbank
(r)  2.220%, 09/27/21.................................................      32,600     32,635,208
     0.875%, 03/07/22................................................. GBP   5,485      7,109,543
Landwirtschaftliche Rentenbank
     1.500%, 12/23/19................................................. GBP   4,440      5,756,531
     2.625%, 06/17/20................................................. NOK 125,000     13,660,499
     0.050%, 06/12/23................................................. EUR 117,000    132,853,499
NRW Bank
     0.000%, 01/27/20................................................. EUR     600        669,774
(r)  2.227%, 02/08/21.................................................      19,400     19,387,778
     0.000%, 08/10/22................................................. EUR  23,000     25,952,841
     0.000%, 11/11/22................................................. EUR 128,540    145,149,159
     0.125%, 03/10/23................................................. EUR  89,000    101,051,028
     0.125%, 07/07/23................................................. EUR 110,300    125,287,967

                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                           ------- --------------
                                                                            (000)
GERMANY -- (Continued)
State of North
Rhine-Westphalia Germany
     0.875%, 12/16/19................................................. EUR  10,876 $   12,148,534
     1.250%, 03/13/20................................................. EUR   7,200      8,078,499
     0.000%, 12/05/22................................................. EUR 117,200    132,343,377
     0.375%, 02/16/23................................................. EUR 106,009    121,253,336
     0.125%, 03/16/23................................................. EUR  27,260     30,935,366
     0.200%, 04/17/23................................................. EUR  39,500     44,948,640
State of North Rhine-Westphalia Germany Floating Rate Note
(r)  0.857%, 10/29/21................................................. GBP   9,000     11,648,834
                                                                                   --------------
TOTAL GERMANY.........................................................              1,519,902,415
                                                                                   --------------
JAPAN -- (2.7%)
Total Capital Canada, Ltd.
     1.875%, 07/09/20................................................. EUR  19,000     21,507,664
     1.125%, 03/18/22................................................. EUR  21,600     24,847,155
Toyota Credit Canada, Inc.
     2.200%, 02/25/21................................................. CAD  13,000      9,890,206
     2.020%, 02/28/22................................................. CAD  43,966     33,260,074
     2.350%, 07/18/22................................................. CAD  34,200     26,059,356
Toyota Finance Australia Ltd.
     1.625%, 07/11/22................................................. GBP   2,000      2,629,167
Toyota Finance Australia, Ltd.
     0.000%, 04/09/21................................................. EUR   4,735      5,286,690
     0.500%, 04/06/23................................................. EUR   4,500      5,107,180
     0.250%, 04/09/24................................................. EUR   4,000      4,496,862
Toyota Motor Credit Corp.
(r)  2.162%, 10/09/20.................................................      50,000     50,046,950
     1.000%, 03/09/21................................................. EUR   9,640     10,915,363
#    1.900%, 04/08/21.................................................      58,313     58,445,064
     0.000%, 07/21/21................................................. EUR  18,341     20,492,859
     1.125%, 09/07/21................................................. GBP   3,352      4,351,523
     2.600%, 01/11/22.................................................      53,709     54,632,762
     0.750%, 07/21/22................................................. EUR  50,350     57,456,571
     2.375%, 02/01/23................................................. EUR  13,707     16,500,861
Toyota Motor Finance Netherlands BV
     0.250%, 01/10/22................................................. EUR  11,925     13,401,041
     0.625%, 09/26/23................................................. EUR   4,000      4,575,985
                                                                                   --------------
TOTAL JAPAN...........................................................                423,903,333
                                                                                   --------------
NETHERLANDS -- (5.8%)
Bank Nederlandse Gemeenten NV
     1.375%, 12/09/19................................................. GBP   5,726      7,420,587
     1.000%, 06/17/22................................................. GBP  15,457     20,086,700
     0.250%, 02/22/23................................................. EUR  59,000     67,283,636
BNG Bank NV
     3.875%, 11/04/19................................................. EUR  18,977     21,165,042
     1.500%, 04/15/20................................................. EUR   7,392      8,314,438

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
NETHERLANDS -- (Continued)
     1.125%, 05/24/21................................................. GBP  14,000 $ 18,199,100
     5.375%, 06/07/21................................................. GBP   8,367   11,594,614
     1.250%, 12/15/21................................................. GBP  79,900  104,326,884
     1.000%, 03/15/22................................................. GBP   5,030    6,537,947
     0.050%, 07/11/23................................................. EUR 184,891  209,718,548
Cooperatieve Rabobank UA
     0.125%, 10/11/21................................................. EUR  18,733   21,014,213
#    2.750%, 01/10/22.................................................      31,570   32,073,877
#    3.875%, 02/08/22.................................................      17,112   17,812,308
     4.750%, 06/06/22................................................. EUR  35,519   44,650,561
     0.500%, 12/06/22................................................. EUR  22,849   25,986,885
Nederlandse Waterschapsbank NV
     1.750%, 07/09/20................................................. EUR  10,040   11,366,693
     0.125%, 09/25/23................................................. EUR  55,009   62,627,632
Shell International Finance BV
     2.000%, 12/20/19................................................. GBP   6,624    8,589,667
(r)  2.631%, 05/11/20.................................................      10,000   10,022,413
     1.625%, 03/24/21................................................. EUR  39,343   45,025,800
     1.875%, 05/10/21.................................................       6,257    6,263,127
     1.250%, 03/15/22................................................. EUR  43,619   50,348,319
     1.000%, 04/06/22................................................. EUR  55,401   63,598,509
#    2.375%, 08/21/22.................................................      24,379   24,749,916
                                                                                   ------------
TOTAL NETHERLANDS.....................................................              898,777,416
                                                                                   ------------
NORWAY -- (1.5%)
Equinor ASA
     2.000%, 09/10/20................................................. EUR  13,660   15,527,228
     5.625%, 03/11/21................................................. EUR   1,210    1,455,433
     0.875%, 02/17/23................................................. EUR  28,954   33,243,075
Kommunalbanken A.S.
     0.875%, 12/08/20................................................. GBP  11,450   14,824,492
     0.125%, 03/21/22................................................. SEK 200,000   20,693,677
     1.125%, 11/30/22................................................. GBP  57,699   75,388,411
     1.500%, 12/15/23................................................. GBP   4,000    5,318,304
Kommunalbanken A.S. Floating Rate Note
(r)  2.041%, 04/15/21.................................................      47,000   46,976,532
Kommunalbanken AS
     1.125%, 12/15/21................................................. GBP  12,237   15,930,552
                                                                                   ------------
TOTAL NORWAY..........................................................              229,357,704
                                                                                   ------------
SINGAPORE -- (0.1%)
Temasek Financial I, Ltd.
     0.500%, 03/01/22................................................. EUR   4,553    5,157,856
     4.625%, 07/26/22................................................. GBP   4,200    5,977,663
                                                                                   ------------
TOTAL SINGAPORE.......................................................               11,135,519
                                                                                   ------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (13.3%)
African Development Bank
     0.250%, 01/24/24................................................. EUR   2,790    3,197,656

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Asian Development Bank Floating Rate Note
(r)  0.971%, 02/01/22................................................. GBP  42,000 $ 54,443,336
     1.000%, 12/15/22................................................. GBP  22,333   29,131,560
     0.200%, 05/25/23................................................. EUR 244,378  278,850,719
     0.370%, 06/26/23................................................. SEK 200,000   20,800,259
Council Of Europe Development Bank
     0.375%, 10/27/22................................................. EUR  39,747   45,442,495
     0.125%, 05/25/23................................................. EUR  87,670   99,755,401
Eurofima
     0.250%, 04/25/23................................................. EUR   3,373    3,837,964
EUROFIMA
(r)  2.248%, 11/15/21.................................................      31,400   31,391,836
EUROFIMA Floating Rate Note
(r)  2.238%, 03/11/22.................................................      20,782   20,765,167
European Financial Stability Facility
     0.125%, 11/04/19................................................. EUR  19,989   22,293,725
     1.500%, 01/22/20................................................. EUR  13,143   14,722,118
     0.000%, 11/17/22................................................. EUR  91,238  103,076,492
     0.500%, 01/20/23................................................. EUR  33,658   38,658,538
     0.125%, 10/17/23................................................. EUR  91,000  103,597,221
     0.200%, 01/17/24................................................. EUR 153,094  174,925,544
European Investment Bank Floating Rate Note
(r)  0.000%, 01/15/20................................................. EUR  13,000   14,513,250
(r)  1.015%, 02/17/20................................................. GBP  12,575   16,300,594
(r)  0.964%, 05/21/21................................................. GBP   2,000    2,597,664
(r)  0.835%, 02/18/22................................................. GBP  33,000   42,776,480
(r)  0.991%, 01/10/22................................................. GBP  23,500   30,492,175
     1.500%, 05/12/22................................................. NOK 955,770  103,623,899
     2.375%, 01/18/23................................................. CAD   6,400    4,950,221
     1.625%, 03/15/23................................................. EUR  44,367   52,968,543
     0.000%, 10/16/23................................................. EUR  39,214   44,497,756
     0.050%, 12/15/23................................................. EUR  19,500   22,198,926
     0.875%, 12/15/23................................................. GBP  12,000   15,592,856
     2.125%, 01/15/24................................................. EUR  45,625   56,373,656
European Stability Mechanism
     0.000%, 11/07/19................................................. EUR  35,000   39,040,294
     0.000%, 12/05/19................................................. EUR 103,900  115,933,050
     0.000%, 01/23/20................................................. EUR  24,000   26,797,634
     0.100%, 07/31/23................................................. EUR 224,961  255,630,885
European Stability Mechanism Treasury Bill
     0.000%, 01/09/20................................................. EUR  16,500   18,419,816
Inter-American Development Bank
     1.125%, 12/17/19................................................. GBP  32,627   42,273,112

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                             FACE
                                                                            AMOUNT^      VALUE+
                                                                           --------- --------------
                                                                             (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Inter-American Investment Corp.
(r)  2.076%, 10/12/21.................................................        11,805 $   11,805,944
International Bank for Reconstruction & Development
     1.125%, 03/11/20................................................. CAD    15,500     11,738,623
     1.000%, 12/19/22................................................. GBP    21,785     28,444,055
International Finance Corp. Floating Rate Note
(r)  0.961%, 01/18/22................................................. GBP    16,500     21,388,110
Nordic Investment Bank
     1.500%, 08/31/22................................................. NOK   100,000     10,798,541
     1.375%, 06/19/23................................................. NOK   200,000     21,487,470
                                                                                     --------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS..........................                2,055,533,585
                                                                                     --------------
SWEDEN -- (4.7%)
Kommuninvest I Sverige AB
     0.750%, 02/16/20................................................. SEK   177,000     18,371,286
     0.250%, 06/01/22................................................. SEK 2,395,000    249,033,081
     0.750%, 02/22/23................................................. SEK 1,075,000    113,475,515
     1.000%, 11/13/23................................................. SEK   775,000     82,932,688
Skandinaviska Enskilda Banken AB
     0.300%, 02/17/22................................................. EUR    31,728     35,722,327
     1.250%, 08/05/22................................................. GBP     5,351      6,952,532
Svensk Exportkredit AB
(r)  2.247%, 12/13/21.................................................        14,200     14,219,845
     1.375%, 12/15/22................................................. GBP    31,487     41,401,090
     1.375%, 12/15/23................................................. GBP     8,000     10,570,493
Svenska Handelsbanken AB
     2.375%, 01/18/22................................................. GBP     1,000      1,332,736
     0.250%, 02/28/22................................................. EUR    57,386     64,555,058
     2.625%, 08/23/22................................................. EUR    10,905     13,076,684
     2.750%, 12/05/22................................................. GBP     5,000      6,793,464
     1.125%, 12/14/22................................................. EUR    53,008     61,287,847
                                                                                     --------------
TOTAL SWEDEN..........................................................                  719,724,646
                                                                                     --------------
SWITZERLAND -- (0.6%)
Nestle Finance International, Ltd.
     1.250%, 05/04/20................................................. EUR     2,000      2,247,534
     0.750%, 11/08/21................................................. EUR     5,000      5,683,589
     1.750%, 09/12/22................................................. EUR    12,765     15,038,361
     0.750%, 05/16/23................................................. EUR     4,500      5,178,448
Novartis Finance SA
     0.750%, 11/09/21................................................. EUR     4,500      5,122,789
     0.500%, 08/14/23................................................. EUR    31,860     36,335,793
     0.125%, 09/20/23................................................. EUR    10,000     11,271,245

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
SWITZERLAND -- (Continued)
Roche Finance Europe BV
     0.500%, 02/27/23................................................. EUR   6,000 $  6,831,764
                                                                                   ------------
TOTAL SWITZERLAND.....................................................               87,709,523
                                                                                   ------------
UNITED KINGDOM -- (2.6%)
Transport for London
     2.250%, 08/09/22................................................. GBP  29,447   39,586,360
United Kingdom Treasury Bill
     0.000%, 11/04/19................................................. GBP 165,000  213,732,785
     0.000%, 11/11/19................................................. GBP  55,000   71,233,767
     0.000%, 11/18/19................................................. GBP  54,000   69,928,307
     0.000%, 11/25/19................................................. GBP   8,000   10,358,224
                                                                                   ------------
TOTAL UNITED KINGDOM..................................................              404,839,443
                                                                                   ------------
UNITED STATES -- (3.9%)
3M Co. Floating Rate Note
(r)  0.000%, 05/15/20................................................. EUR   8,292    9,263,380
     1.875%, 11/15/21................................................. EUR   1,000    1,161,640
     0.375%, 02/15/22................................................. EUR  55,027   62,063,376
     0.375%, 02/15/22................................................. EUR   3,500    3,947,550
     0.950%, 05/15/23................................................. EUR   6,000    6,945,578
Apple, Inc.
(r)  3.278%, 02/23/21.................................................         800      810,587
     1.000%, 11/10/22................................................. EUR  27,825   32,168,347
Berkshire Hathaway, Inc.
     0.625%, 01/17/23................................................. EUR  26,158   29,780,478
     0.750%, 03/16/23................................................. EUR  21,058   24,009,566
     1.300%, 03/15/24................................................. EUR   4,271    5,007,239
Chevron Corp.
#    2.498%, 03/03/22.................................................       9,743    9,895,753
Cisco Systems, Inc.
     1.850%, 09/20/21.................................................       6,268    6,277,893
Coca-Cola Co. (The)
     0.750%, 03/09/23................................................. EUR  22,430   25,714,523
Johnson &Johnson
     4.750%, 11/06/19................................................. EUR  15,000   16,734,179
     0.250%, 01/20/22................................................. EUR  38,623   43,560,396
Merck & Co., Inc.
     1.125%, 10/15/21................................................. EUR  29,745   33,941,055
Oracle Corp.
     2.250%, 01/10/21................................................. EUR  25,881   29,724,211
     1.900%, 09/15/21.................................................      42,499   42,589,855
Pfizer, Inc.
#    2.200%, 12/15/21.................................................      27,656   27,934,368
     0.250%, 03/06/22................................................. EUR  91,826  103,410,197
Procter & Gamble Co. (The)
     4.125%, 12/07/20................................................. EUR   1,500    1,752,548
     2.000%, 11/05/21................................................. EUR   9,900   11,544,825
     2.000%, 08/16/22................................................. EUR  25,959   30,763,363
Walmart, Inc.
(r)  2.389%, 06/23/21.................................................      35,000   35,113,295
     1.900%, 04/08/22................................................. EUR   5,000    5,839,821

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                         FACE
                                                                                        AMOUNT^      VALUE+
                                                                                       --------- ---------------
                                                                                         (000)
UNITED STATES -- (Continued)
            1.900%, 04/08/22...................................................... EUR     3,500 $     4,087,874
                                                                                                 ---------------
TOTAL UNITED STATES...............................................................                   604,041,897
                                                                                                 ---------------
TOTAL BONDS.......................................................................                13,496,997,534
                                                                                                 ---------------
U.S. TREASURY OBLIGATIONS -- (11.2%)
U.S. Treasury Notes
(r)         1.776%, 04/30/21......................................................       429,248     428,696,309
(r)         1.857%, 07/31/21......................................................     1,305,000   1,304,800,961
                                                                                                 ---------------
TOTAL U.S. TREASURY OBLIGATIONS...................................................                 1,733,497,270
                                                                                                 ---------------
TOTAL INVESTMENT SECURITIES
    (Cost $15,468,160,590)........................................................                15,230,494,804
                                                                                                 ---------------
COMMERCIAL PAPER -- (1.2%)
(r)(Omega)  Oversea-Chinese Banking Corp., Ltd. 2.035%, 05/15/20..................       119,000     119,000,000

                                                                            FACE
                                                                           AMOUNT^     VALUE+
                                                                           ------- ---------------
                                                                            (000)
(Omega)  Total Fina ELF Cap. 1.775%, 11/07/19.............................  64,500 $    64,479,432
                                                                                   ---------------
TOTAL COMMERCIAL PAPER....................................................             183,479,432
                                                                                   ---------------

                                                                           SHARES
                                                                           -------
SECURITIES LENDING COLLATERAL -- (0.1%)
@(S)     The DFA Short Term Investment Fund............................... 895,837      10,365,732
                                                                                   ---------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $15,662,006,466)................................................         $15,424,339,968
                                                                                   ===============

As of October 31, 2019, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD            COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ---------------- ----------------------------- ---------- --------------
EUR    124,048,744  USD  137,731,321 National Australia Bank Ltd.   11/01/19    $  620,205
EUR     23,597,074  USD   26,218,886 UBS AG                         11/04/19        98,923
EUR     35,878,323  USD   39,754,969 JP Morgan                      11/15/19       288,643
EUR     23,440,000  USD   26,076,292 JP Morgan                      11/29/19       108,537
EUR      1,000,000  USD    1,112,464 ANZ Securities                 11/29/19         4,636
EUR     10,325,907  USD   11,426,228 HSBC Bank                      12/03/19       111,814
EUR     19,329,151  USD   21,308,591 Bank of America Corp.          12/19/19       316,750
EUR      6,194,290  USD    6,830,437 Bank of America Corp.          12/19/19        99,698
GBP     22,758,125  USD   28,635,634 State Street Bank and Trust    11/20/19       858,753
GBP     17,977,116  USD   23,153,307 State Street Bank and Trust    12/30/19       179,036
GBP     30,345,169  USD   37,589,401 Citibank, N.A.                 01/03/20     1,801,553
GBP     28,760,921  USD   37,082,036 Citibank, N.A.                 01/14/20       264,448
USD    145,456,880  EUR  130,147,080 JP Morgan                      11/01/19       303,883
USD    139,395,765  EUR  123,887,558 JP Morgan                      11/04/19     1,224,011
USD     35,665,737  NOK  323,209,261 State Street Bank and Trust    11/05/19       519,301
USD    138,103,057  EUR  122,484,604 JP Morgan                      11/05/19     1,487,141
USD     39,924,803  NOK  365,079,245 State Street Bank and Trust    11/06/19       225,016
USD    148,470,874  EUR  131,681,858 JP Morgan                      11/06/19     1,587,053
USD     39,553,015  NOK  359,868,321 JP Morgan                      11/07/19       419,560
USD    145,684,447  EUR  129,282,792 JP Morgan                      11/07/19     1,467,280
USD    140,089,804  EUR  124,225,929 Barclays Capital               11/08/19     1,504,649
USD     30,128,212  EUR   26,978,908 JP Morgan                      11/12/19        22,997
USD    106,256,190  EUR   94,279,565 Citibank, N.A.                 11/12/19     1,051,539
USD    146,238,000  EUR  129,506,258 State Street Bank and Trust    11/13/19     1,715,310

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                        UNREALIZED
                                                                                         FOREIGN
                                                                                         EXCHANGE
                                                                           SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD               COUNTERPARTY                 DATE    (DEPRECIATION)
------------------  ---------------- ------------------------------------- ---------- --------------
USD    137,690,214  EUR  122,256,374 State Street Bank and Trust            11/14/19   $ 1,249,272
USD    148,577,147  EUR  132,338,817 JP Morgan                              11/15/19       874,472
USD      3,155,888  NOK   28,694,401 Bank of America Corp.                  11/20/19        35,342
USD    144,095,566  EUR  128,872,202 State Street Bank and Trust            11/27/19       150,926
USD    143,667,050  GBP  110,543,047 State Street Bank and Trust            01/13/20       128,915
USD    140,729,715  CAD  185,258,989 JP Morgan                              01/16/20        12,747
USD    137,145,243  CAD  180,066,493 UBS AG                                 01/17/20       372,009
USD     66,010,838  SEK  630,230,151 State Street Bank and Trust            01/21/20       441,299
USD    129,341,767  CAD  169,351,521 State Street Bank and Trust            01/21/20       706,091
USD    140,226,992  EUR  124,789,018 State Street Bank and Trust            01/21/20       283,791
USD     72,922,469  SEK  698,722,458 Bank of America Corp.                  01/22/20       223,657
USD    134,948,300  CAD  176,640,375 State Street Bank and Trust            01/22/20       775,853
USD    144,061,009  GBP  110,895,408 State Street Bank and Trust            01/22/20        32,305
USD     51,086,711  NOK  465,424,107 Morgan Stanley and Co. International   01/23/20       450,474
USD    140,180,534  CAD  183,111,720 State Street Bank and Trust            01/24/20     1,091,924
USD    113,807,943  CAD  148,523,280 National Australia Bank Ltd.           01/28/20       991,064
USD    112,738,301  CAD  146,963,902 State Street Bank and Trust            01/29/20     1,105,646
USD    112,295,725  EUR  100,009,819 State Street Bank and Trust            01/30/20        78,446
                                                                                       -----------
TOTAL APPRECIATION                                                                     $25,284,969

CAD     10,277,666  USD    7,877,616 HSBC Bank                              01/09/20   $   (71,150)
EUR      6,098,336  USD    6,828,379 State Street Bank and Trust            11/01/19       (26,907)
EUR    100,290,484  USD  111,932,203 State Street Bank and Trust            11/04/19       (78,258)
EUR      5,900,000  USD    6,608,738 State Street Bank and Trust            11/06/19       (27,615)
EUR      5,810,915  USD    6,513,389 State Street Bank and Trust            11/15/19       (27,857)
EUR     51,393,654  USD   57,567,019 State Street Bank and Trust            12/19/19       (68,101)
GBP    110,776,202  USD  143,622,454 State Street Bank and Trust            11/04/19      (128,479)
USD    136,976,967  GBP  110,776,202 Citibank, N.A.                         11/04/19    (6,517,010)
USD    133,962,852  CAD  177,427,850 JP Morgan                              11/05/19      (749,311)
USD     35,790,938  EUR   32,280,921 JP Morgan                              11/15/19      (237,632)
USD     93,913,524  GBP   73,657,111 State Street Bank and Trust            11/15/19    (1,530,735)
USD    141,210,992  EUR  126,654,456 JP Morgan                              11/18/19      (174,662)
USD    136,654,243  EUR  123,167,034 State Street Bank and Trust            11/19/19      (847,207)
USD      7,668,266  EUR    6,929,298 State Street Bank and Trust            11/20/19       (67,974)
USD    128,641,353  EUR  116,310,235 State Street Bank and Trust            11/20/19    (1,213,640)
USD    143,430,313  GBP  115,885,547 State Street Bank and Trust            11/20/19    (6,756,627)
USD    139,997,780  EUR  126,074,809 State Street Bank and Trust            11/21/19      (767,960)
USD    138,765,952  EUR  124,563,876 State Street Bank and Trust            11/22/19      (321,737)
USD    133,847,854  EUR  121,306,233 State Street Bank and Trust            11/25/19    (1,628,497)
USD    140,193,819  EUR  125,662,238 Bank of America Corp.                  11/26/19      (156,402)
USD     21,690,926  EUR   19,601,344 Bank of America Corp.                  11/29/19      (205,739)
USD     52,811,598  EUR   47,562,205 ANZ Securities                         11/29/19      (320,151)
USD     97,592,259  EUR   88,033,550 HSBC Bank                              11/29/19      (750,037)
USD    141,830,192  EUR  127,363,243 JP Morgan                              12/02/19      (474,779)
USD     18,790,077  EUR   17,161,916 State Street Bank and Trust            12/03/19      (386,438)
USD     22,630,386  EUR   20,350,212 State Street Bank and Trust            12/03/19      (108,692)
USD     40,884,363  EUR   36,837,548 JP Morgan                              12/03/19      (277,462)
USD     41,501,981  EUR   37,395,694 JP Morgan                              12/03/19      (283,510)
USD     41,505,698  EUR   37,395,694 JP Morgan                              12/03/19      (279,793)
USD      8,538,925  GBP    6,926,633 UBS AG                                 12/04/19      (441,872)
USD    133,522,049  GBP  106,881,922 Citibank, N.A.                         12/04/19    (5,056,798)
USD    135,957,830  EUR  122,434,852 State Street Bank and Trust            12/05/19      (869,061)
USD      6,299,816  EUR    5,725,817 JP Morgan                              12/06/19       (99,571)
USD    129,784,129  EUR  117,628,015 Barclays Capital                       12/06/19    (1,681,343)
USD     13,923,773  EUR   12,500,000 JP Morgan                              12/09/19       (50,029)
USD     14,225,530  EUR   12,770,860 JP Morgan                              12/09/19       (51,067)

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ---------------- ----------------------------- ---------- --------------
USD    112,623,672  EUR  100,816,091 UBS AG                         12/09/19   $   (79,054)
USD      8,997,233  EUR    8,137,679 JP Morgan                      12/10/19      (100,636)
USD    125,410,061  EUR  112,991,056 JP Morgan                      12/10/19      (913,158)
USD     20,491,386  EUR   18,500,000 Goldman Sachs International    12/11/19      (193,132)
USD    123,674,317  EUR  111,491,597 State Street Bank and Trust    12/11/19      (982,434)
USD      4,210,107  EUR    3,800,000 Bank of America Corp.          12/12/19       (38,943)
USD      4,219,588  EUR    3,808,003 National Australia Bank Ltd.   12/12/19       (38,410)
USD    127,741,327  EUR  114,792,194 JP Morgan                      12/12/19      (615,974)
USD    140,721,442  EUR  126,828,405 JP Morgan                      12/13/19    (1,105,686)
USD    132,676,131  EUR  119,125,637 Barclays Capital               12/16/19      (569,109)
USD    133,596,869  EUR  120,833,908 JP Morgan                      12/17/19    (1,569,876)
USD    139,169,393  EUR  125,961,533 JP Morgan                      12/18/19    (1,744,412)
USD     50,353,858  EUR   45,791,858 State Street Bank and Trust    12/19/19      (877,804)
USD    129,776,674  EUR  117,996,076 HSBC Bank                      12/19/19    (2,236,643)
USD    138,156,323  EUR  126,139,585 HSBC Bank                      12/20/19    (2,979,140)
USD    134,483,204  EUR  121,861,431 Citibank, N.A.                 12/23/19    (1,898,080)
USD    136,398,757  CAD  181,343,525 Citibank, N.A.                 12/27/19    (1,330,660)
USD    140,391,162  EUR  128,062,636 National Australia Bank Ltd.   12/27/19    (2,975,873)
USD     96,727,796  DKK  658,437,905 Barclays Capital               12/30/19    (2,007,058)
USD    133,880,061  CAD  177,499,283 Citibank, N.A.                 12/30/19      (934,035)
USD    139,586,037  EUR  126,831,275 Citibank, N.A.                 12/30/19    (2,436,423)
USD    142,621,089  GBP  115,610,078 JP Morgan                      12/30/19    (7,428,232)
USD     22,665,229  EUR   20,539,157 State Street Bank and Trust    01/02/20      (339,500)
USD     53,389,934  DKK  362,000,000 State Street Bank and Trust    01/02/20      (907,800)
USD     53,576,974  DKK  363,303,013 State Street Bank and Trust    01/02/20      (916,204)
USD    132,365,825  EUR  120,281,263 State Street Bank and Trust    01/02/20    (2,354,301)
USD    138,123,176  CAD  182,683,909 HSBC Bank                      01/02/20      (633,230)
USD     16,083,160  GBP   13,119,800 Citibank, N.A.                 01/03/20      (947,605)
USD    116,297,290  GBP   93,876,313 Citibank, N.A.                 01/03/20    (5,563,213)
USD    125,947,343  CAD  167,758,523 State Street Bank and Trust    01/03/20    (1,472,883)
USD    131,572,953  EUR  119,342,073 State Street Bank and Trust    01/03/20    (2,105,894)
USD     29,683,105  EUR   26,716,834 State Street Bank and Trust    01/06/20      (250,427)
USD     29,683,952  EUR   26,716,834 UBS AG                         01/06/20      (249,580)
USD     29,686,113  EUR   26,716,834 State Street Bank and Trust    01/06/20      (247,419)
USD     29,688,165  EUR   26,716,834 Citibank, N.A.                 01/06/20      (245,367)
USD    140,163,256  CAD  185,099,848 State Street Bank and Trust    01/06/20      (429,496)
USD    142,524,099  GBP  112,780,739 Barclays Capital               01/06/20    (3,893,519)
USD      8,327,854  SEK   81,516,555 HSBC Bank                      01/07/20      (147,809)
USD     61,308,025  SEK  604,052,707 State Street Bank and Trust    01/07/20    (1,498,202)
USD     86,654,544  GBP   70,063,523 Citibank, N.A.                 01/07/20    (4,307,757)
USD    136,465,278  CAD  181,454,059 State Street Bank and Trust    01/07/20    (1,358,639)
USD    143,723,017  EUR  129,878,701 State Street Bank and Trust    01/07/20    (1,802,025)
USD     16,681,583  EUR   15,124,708 State Street Bank and Trust    01/08/20      (266,228)
USD    133,852,642  CAD  178,162,699 JP Morgan                      01/08/20    (1,471,635)
USD    135,877,312  EUR  122,804,192 Bank of America Corp.          01/08/20    (1,729,460)
USD     72,064,903  SEK  703,537,277 HSBC Bank                      01/09/20    (1,091,825)
USD    139,948,982  CAD  186,048,204 JP Morgan                      01/09/20    (1,365,101)
USD    140,627,699  EUR  127,236,203 Barclays Capital               01/09/20    (1,954,116)
USD     78,248,262  SEK  765,266,989 Barclays Capital               01/10/20    (1,330,977)
USD    137,688,148  CAD  183,166,406 Bank of America Corp.          01/10/20    (1,437,377)
USD    141,110,225  GBP  114,753,923 JP Morgan                      01/10/20    (7,884,265)
USD    143,190,410  EUR  128,959,265 JP Morgan                      01/10/20    (1,331,207)
USD    138,452,614  EUR  124,048,744 National Australia Bank Ltd.   01/13/20      (591,662)
USD    128,981,245  CAD  170,500,359 Barclays Capital               01/14/20      (524,911)
USD    138,904,246  EUR  125,411,929 UBS AG                         01/14/20    (1,676,688)
USD    146,390,850  GBP  115,406,428 State Street Bank and Trust    01/14/20    (3,466,116)
USD     64,921,514  CAD   85,686,297 State Street Bank and Trust    01/15/20      (162,978)

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                                                         UNREALIZED
                                                                                          FOREIGN
                                                                                          EXCHANGE
                                                                            SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD               COUNTERPARTY                 DATE    (DEPRECIATION)
------------------   ---------------- ------------------------------------- ---------- --------------
USD      64,924,958  CAD   85,686,298 State Street Bank and Trust            01/15/20  $    (159,535)
USD     143,714,498  EUR  129,528,346 State Street Bank and Trust            01/15/20     (1,489,719)
USD       5,753,104  EUR    5,138,134 Morgan Stanley and Co. International   01/16/20         (7,217)
USD      66,477,207  EUR   59,432,506 JP Morgan                              01/16/20       (152,098)
USD      66,482,075  EUR   59,432,506 State Street Bank and Trust            01/16/20       (147,230)
USD     111,873,945  DKK  746,700,914 State Street Bank and Trust            01/16/20       (245,190)
USD     111,506,685  DKK  742,692,169 State Street Bank and Trust            01/17/20        (18,316)
USD     133,589,162  EUR  119,187,998 State Street Bank and Trust            01/17/20        (39,802)
USD     139,589,326  EUR  125,039,112 State Street Bank and Trust            01/17/20       (599,681)
USD     136,895,049  EUR  122,145,536 State Street Bank and Trust            01/22/20        (92,117)
USD      68,283,067  SEK  657,336,919 UBS AG                                 01/23/20       (112,868)
USD     137,077,371  GBP  105,977,033 State Street Bank and Trust            01/23/20       (566,956)
USD     143,884,052  EUR  128,560,157 State Street Bank and Trust            01/23/20       (306,074)
USD     148,895,031  EUR  133,044,781 State Street Bank and Trust            01/24/20       (334,171)
USD      78,705,683  SEK  757,400,692 State Street Bank and Trust            01/28/20       (119,731)
USD     140,886,523  EUR  126,109,063 State Street Bank and Trust            01/28/20       (598,242)
USD     132,796,232  EUR  118,967,732 State Street Bank and Trust            01/29/20       (684,758)
                                                                                       -------------
TOTAL (DEPRECIATION)                                                                    $(127,417,996
                                                                                       -------------
TOTAL APPRECIATION
  (DEPRECIATION)                                                                       $(102,133,027)
                                                                                       =============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                               ---------------------------------------------
                                               LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                               ------- -------------- ------- --------------
Bonds
   Australia..................................   --    $  230,601,336   --    $  230,601,336
   Austria....................................   --       271,178,397   --       271,178,397
   Belgium....................................   --       719,399,583   --       719,399,583
   Canada.....................................   --     3,050,584,074   --     3,050,584,074
   Denmark....................................   --       582,105,608   --       582,105,608
   Finland....................................   --       443,482,000   --       443,482,000
   France.....................................   --     1,244,721,055   --     1,244,721,055
   Germany....................................   --     1,519,902,415   --     1,519,902,415
   Japan......................................   --       423,903,333   --       423,903,333
   Netherlands................................   --       898,777,416   --       898,777,416
   Norway.....................................   --       229,357,704   --       229,357,704
   Singapore..................................   --        11,135,519   --        11,135,519
   Supranational Organization Obligations.....   --     2,055,533,585   --     2,055,533,585
   Sweden.....................................   --       719,724,646   --       719,724,646
   Switzerland................................   --        87,709,523   --        87,709,523
   United Kingdom.............................   --       404,839,443   --       404,839,443
   United States..............................   --       604,041,897   --       604,041,897
U.S. Treasury Obligations.....................   --     1,733,497,270   --     1,733,497,270
Commercial Paper..............................   --       183,479,432   --       183,479,432

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED


                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                               ------------------------------------------------
                                               LEVEL 1     LEVEL 2      LEVEL 3      TOTAL
                                               ------- ---------------  ------- ---------------
Securities Lending Collateral.................   --    $    10,365,732    --    $    10,365,732
Forward Currency Contracts**..................   --       (102,133,027)   --       (102,133,027)
                                                 --    ---------------    --    ---------------
TOTAL.........................................   --    $15,322,206,941    --    $15,322,206,941
                                                 ==    ===============    ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
BONDS -- (100.0%)
AUSTRALIA -- (0.9%)
Queensland Treasury Corp.
         3.500%, 08/21/30................................................. AUD  16,000 $ 13,003,446
                                                                                       ------------
AUSTRIA -- (2.5%)
Republic of Austria Government Bond
(Omega)  0.750%, 02/20/28................................................. EUR  31,000   37,458,132
                                                                                       ------------
BELGIUM -- (6.4%)
Dexia Credit Local SA
         1.000%, 10/18/27................................................. EUR  32,450   39,065,802
Kingdom of Belgium Government Bond
(Omega)  0.800%, 06/22/28................................................. EUR   2,500    3,025,574
(Omega)  1.000%, 06/22/31................................................. EUR  32,300   40,081,223
         1.250%, 04/22/33................................................. EUR   9,000   11,555,596
                                                                                       ------------
TOTAL BELGIUM.............................................................               93,728,195
                                                                                       ------------
CANADA -- (16.5%)
CPPIB Capital, Inc.
         0.875%, 02/06/29................................................. EUR  15,000   17,973,500
         1.500%, 03/04/33................................................. EUR  29,520   38,136,448
Province of Alberta Canada
         3.500%, 06/01/31................................................. CAD  31,000   26,363,534
         3.900%, 12/01/33................................................. CAD  32,000   28,532,746
Province of Manitoba Canada
         3.250%, 09/05/29................................................. CAD  24,700   20,412,616
Province of Ontario Canada
         5.850%, 03/08/33................................................. CAD  51,000   54,463,632
Province of Quebec Canada
         0.875%, 05/04/27................................................. EUR  32,763   39,066,686
         0.875%, 07/05/28................................................. EUR   3,000    3,585,291
Province of Saskatchewan Canada
         6.400%, 09/05/31................................................. CAD  13,000   14,055,318
                                                                                       ------------
TOTAL CANADA..............................................................              242,589,771
                                                                                       ------------
DENMARK -- (3.8%)
Denmark Government Bond
(Omega)  0.500%, 11/15/29................................................. DKK 345,000   56,081,298
                                                                                       ------------
FINLAND -- (5.8%)
Finland Government Bond
(Omega)  1.125%, 04/15/34................................................. EUR  36,000   46,192,037
Municipality Finance P.L.C.
         1.250%, 02/23/33................................................. EUR  30,511   38,907,633
                                                                                       ------------
TOTAL FINLAND.............................................................               85,099,670
                                                                                       ------------

                                                                              FACE
                                                                             AMOUNT^     VALUE+
                                                                            --------- ------------
                                                                              (000)
FRANCE -- (21.0%)
Agence Francaise de Developpement
     1.000%, 01/31/28.................................................. EUR    28,000 $ 33,750,643
     0.875%, 05/25/31.................................................. EUR     5,500    6,584,456
     1.375%, 07/05/32.................................................. EUR    13,000   16,412,936
FRANCE (GOVT OF) BONDS REGS 05/34 1.25
     1.250%, 05/25/34.................................................. EUR    73,000   94,197,711
French Republic Government Bond OAT
     0.750%, 05/25/28.................................................. EUR    32,000   38,720,707
SNCF Mobilites
     5.375%, 03/18/27.................................................. GBP    16,226   27,187,701
     1.500%, 02/02/29.................................................. EUR    21,000   26,392,519
SNCF Reseau
     5.000%, 10/10/33.................................................. EUR     9,000   16,222,966
SNCF Reseau EPIC
     5.250%, 12/07/28.................................................. GBP    16,713   29,156,261
     1.125%, 05/25/30.................................................. EUR     8,000    9,792,991
Unedic Asseo
     1.500%, 04/20/32.................................................. EUR     9,000   11,681,256
                                                                                      ------------
TOTAL FRANCE...........................................................                310,100,147
                                                                                      ------------
GERMANY -- (6.5%)
Deutsche Bahn Finance GMBH
     3.125%, 07/24/26.................................................. GBP    15,550   22,659,844
     0.625%, 09/26/28.................................................. EUR     1,000    1,166,113
     1.125%, 12/18/28.................................................. EUR     1,500    1,822,712
Kreditanstalt fuer Wiederaufbau
     2.050%, 02/16/26.................................................. JPY 1,029,000   11,042,276
     2.050%, 02/16/26.................................................. JPY   399,000    4,281,699
     0.500%, 09/15/27.................................................. EUR    27,400   32,326,397
     5.750%, 06/07/32.................................................. GBP     5,000   10,072,319
State of North Rhine-Westphalia Germany
     2.375%, 05/13/33.................................................. EUR     9,000   12,894,759
                                                                                      ------------
TOTAL GERMANY..........................................................                 96,266,119
                                                                                      ------------
NETHERLANDS -- (3.4%)
BNG Bank NV
     0.625%, 06/19/27.................................................. EUR    10,125   11,966,657
     0.750%, 01/11/28.................................................. EUR    12,300   14,702,933
Nederlandse Waterschapsbank NV
     1.000%, 03/01/28.................................................. EUR     7,600    9,269,267
     0.500%, 04/29/30.................................................. EUR     6,500    7,580,037

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                               --------- -----------
                                                                                 (000)
NETHERLANDS -- (Continued)
Netherlands Government Bond
(Omega)  0.250%, 07/15/29................................................. EUR     5,000 $ 5,862,818
                                                                                         -----------
TOTAL NETHERLANDS                                                                         49,381,712
                                                                                         -----------
NORWAY -- (2.6%)
Equinor ASA
         6.875%, 03/11/31................................................. GBP    19,124  38,509,199
                                                                                         -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (17.1%)
African Development Bank
         0.875%, 05/24/28................................................. EUR     7,535   9,107,835
         0.500%, 03/21/29................................................. EUR     3,500   4,101,849
Asian Development Bank
         2.350%, 06/21/27................................................. JPY 4,130,000  46,221,830
Council Of Europe Development Bank
         0.750%, 01/24/28................................................. EUR     9,500  11,400,339
European Financial Stability Facility
         0.875%, 07/26/27................................................. EUR     8,000   9,660,190
         1.250%, 05/24/33................................................. EUR    25,000  32,031,128
European Investment Bank
         1.900%, 01/26/26................................................. JPY 2,297,800  24,366,143
         2.150%, 01/18/27................................................. JPY   517,100   5,679,278
         1.375%, 05/12/28................................................. SEK   110,000  12,262,829
         6.000%, 12/07/28................................................. GBP     1,300   2,420,726
         5.625%, 06/07/32................................................. GBP     5,800  11,460,228
European Stability Mechanism
         0.750%, 09/05/28................................................. EUR     3,000   3,616,462

                                                                               FACE
                                                                              AMOUNT^     VALUE+
                                                                              ------- --------------
                                                                               (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
    1.200%, 05/23/33..................................................... EUR  38,500 $   49,302,260
European Union
    2.875%, 04/04/28..................................................... EUR  21,460     30,173,868
                                                                                      --------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.............................                251,804,965
                                                                                      --------------
SWEDEN -- (3.7%)
Sweden Government Bond
    2.250%, 06/01/32..................................................... SEK 415,000     55,098,377
                                                                                      --------------
UNITED KINGDOM -- (9.8%)
Network Rail Infrastructure Finance P.L.C.
    4.375%, 12/09/30..................................................... GBP   6,700     11,792,070
Transport for London
    4.000%, 09/12/33..................................................... GBP  19,346     32,333,666
United Kingdom Gilt
    4.250%, 06/07/32..................................................... GBP  54,650    100,531,612
                                                                                      --------------
TOTAL UNITED KINGDOM.....................................................                144,657,348
                                                                                      --------------
TOTAL BONDS..............................................................              1,473,778,379
                                                                                      --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $1,425,526,316)................................................             $1,473,778,379
                                                                                      ==============

As of October 31, 2019, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                              UNREALIZED
                                                                                               FOREIGN
                                                                                               EXCHANGE
                                                                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD                  COUNTERPARTY                   DATE    (DEPRECIATION)
------------------- ------------------- ---------------------------------------  ---------- --------------
DKK      4,882,095  USD         731,539 Anz Securities                            01/06/20   $     1,009
GBP      2,967,340  USD       3,851,393 JP Morgan                                 01/03/20           500
GBP      2,877,301  USD       3,711,995 UBS AG                                    01/03/20        23,019
USD     93,922,705  JPY  10,007,460,414 State Street Bank and Trust               12/20/19       975,334
                                                                                             -----------
TOTAL APPRECIATION                                                                           $   999,862

CAD      2,026,760  USD       1,544,217 State Street Bank and Trust               01/06/20   $    (4,790)
GBP      5,912,376  USD       7,688,767 Bank of America Corp.                     01/06/20       (13,024)
USD     13,093,253  AUD      18,988,352 State Street Bank and Trust               12/04/19        (7,190)
USD    132,505,626  EUR     120,818,149 National Australia Bank Ltd.              12/30/19    (2,783,487)
USD      1,778,264  EUR       1,610,388 State Street Bank and Trust               01/03/20       (25,583)
USD      6,604,525  EUR       5,975,407 State Street Bank and Trust               01/03/20       (88,718)
USD    130,197,032  EUR     118,098,459 State Street Bank and Trust               01/03/20    (2,088,803)

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

                                                                                           UNREALIZED
                                                                                            FOREIGN
                                                                                            EXCHANGE
                                                                              SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD                COUNTERPARTY                   DATE    (DEPRECIATION)
------------------- ---------------- ---------------------------------------  ---------- --------------
USD    144,475,357  GBP  116,722,674 Bank of America Corp.                     01/03/20   $ (7,041,925)
USD      1,870,638  EUR    1,672,971 UBS AG                                    01/06/20         (3,758)
USD      5,837,473  GBP    4,518,366 State Street Bank and Trust               01/06/20        (28,497)
USD     56,565,825  DKK  379,992,428 State Street Bank and Trust               01/06/20       (451,228)
USD     65,713,158  EUR   59,148,140 State Street Bank and Trust               01/06/20       (556,399)
USD     65,719,663  EUR   59,148,139 State Street Bank and Trust               01/06/20       (549,893)
USD    142,558,742  GBP  112,606,771 Barclays Capital                          01/06/20     (3,633,022)
USD    145,164,545  CAD  191,675,411 UBS AG                                    01/06/20       (422,682)
USD    138,506,135  EUR  125,331,410 Barclays Capital                          01/09/20     (1,941,155)
USD     68,036,637  EUR   60,707,077 State Street Bank and Trust               01/17/20        (25,785)
USD     68,038,507  EUR   60,707,077 State Street Bank and Trust               01/17/20        (23,915)
USD     68,252,031  SEK  656,333,443 Bank of America Corp.                     01/17/20        (20,952)
USD    134,773,991  EUR  120,634,127 State Street Bank and Trust               01/28/20       (568,313)
                                                                                          ------------
TOTAL (DEPRECIATION)                                                                      $(20,279,119)
                                                                                          ------------
TOTAL APPRECIATION (DEPRECIATION)                                                         $(19,279,257)
                                                                                          ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ----------------------------------------------
                                                             LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                             ------- --------------  ------- --------------
Bonds
   Australia................................................   --    $   13,003,446    --    $   13,003,446
   Austria..................................................   --        37,458,132    --        37,458,132
   Belgium..................................................   --        93,728,195    --        93,728,195
   Canada...................................................   --       242,589,771    --       242,589,771
   Denmark..................................................   --        56,081,298    --        56,081,298
   Finland..................................................   --        85,099,670    --        85,099,670
   France...................................................   --       310,100,147    --       310,100,147
   Germany..................................................   --        96,266,119    --        96,266,119
   Netherlands..............................................   --        49,381,712    --        49,381,712
   Norway...................................................   --        38,509,199    --        38,509,199
   Supranational Organization Obligations...................   --       251,804,965    --       251,804,965
   Sweden...................................................   --        55,098,377    --        55,098,377
   United Kingdom...........................................   --       144,657,348    --       144,657,348
Forward Currency Contracts**................................   --       (19,279,257)   --       (19,279,257)
                                                               --    --------------    --    --------------
TOTAL.......................................................   --    $1,454,499,122    --    $1,454,499,122
                                                               ==    ==============    ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA SHORT-TERM GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                  FACE
                                                                                 AMOUNT^       VALUE+
                                                                                ---------- --------------
                                                                                  (000)
                                                                                ----------
AGENCY OBLIGATIONS -- (36.9%)
Federal Home Loan Bank
            1.008%, 11/04/19.................................................      233,000 $  232,967,380
            1.466%, 11/06/19.................................................      172,000    171,959,867
            1.540%, 11/13/19.................................................      110,000    109,938,400
            1.577%, 11/19/19.................................................      236,000    235,801,760
            1.600%, 11/27/19.................................................       46,000     45,944,187
            1.624%, 12/10/19.................................................       90,000     89,837,175
                                                                                           --------------
TOTAL AGENCY OBLIGATIONS.....................................................                 886,448,769
                                                                                           --------------
U.S. TREASURY OBLIGATIONS -- (59.1%)
U.S. Treasury Bills
(infinity)  0.999%, 11/05/19.................................................      173,000    172,970,827
(infinity)  1.282%, 11/12/19.................................................       27,000     26,987,500
(infinity)  1.277%, 11/14/19.................................................      230,000    229,876,018
(infinity)  0.000%, 11/26/19.................................................       93,000     92,899,949
U.S. Treasury Notes
            1.000%, 11/15/19.................................................       59,000     58,980,743
            1.000%, 11/30/19.................................................       30,000     29,979,640
            1.500%, 11/30/19.................................................      100,000     99,971,385
U.S. Treasury Notes, 3M USTMMR + 0.045%, FRN
(r)         1.682%, 10/31/20.................................................      236,000    235,727,710
U.S. Treasury Notes, 3M USTMMR + 0.115%, FRN
(r)         1.752%, 01/31/21.................................................      235,000    234,734,986
U.S. Treasury Notes, 3M USTMMR + 0.139%, FRN
(r)         1.776%, 04/30/21.................................................      235,000    234,698,185
                                                                                           --------------
TOTAL U.S. TREASURY OBLIGATIONS..............................................               1,416,826,943
                                                                                           --------------
TOTAL INVESTMENT SECURITIES
    (Cost $2,303,872,255)....................................................               2,303,275,712
                                                                                           --------------

                                                                                 SHARES
                                                                                ----------
TEMPORARY CASH INVESTMENTS -- (4.0%)
            State Street Institutional U.S. Government Money Market Fund
              1.752%.........................................................   96,119,700     96,119,700
                                                                                           --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $2,399,991,955)....................................................              $2,399,395,412
                                                                                           ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                             ----------- -------------- ------- --------------
Agency Obligations..........................................          -- $  886,448,769   --    $  886,448,769
U.S. Treasury Obligations...................................          --  1,416,826,943   --     1,416,826,943
Temporary Cash Investments.................................. $96,119,700             --   --        96,119,700
                                                             ----------- --------------   --    --------------
TOTAL....................................................... $96,119,700 $2,303,275,712   --    $2,399,395,412
                                                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                         FACE
                                                                        AMOUNT^     VALUE+
                                                                        ------- --------------
                                                                         (000)
                                                                        -------
AGENCY OBLIGATIONS -- (29.2%)
Federal Farm Credit Bank
     5.350%, 08/07/20..................................................   4,693 $    4,827,147
     5.250%, 03/02/21..................................................   4,273      4,472,780
     5.220%, 02/22/22..................................................   3,503      3,791,112
     5.210%, 12/19/22..................................................  14,851     16,534,617
     5.250%, 03/06/23..................................................   4,203      4,716,924
     5.220%, 05/15/23..................................................  33,694     37,997,739
     3.500%, 12/20/23..................................................   6,000      6,471,657
Federal Home Loan Bank
     5.250%, 12/11/20..................................................   5,290      5,502,371
     5.000%, 03/12/21..................................................   3,645      3,813,190
     5.250%, 06/10/22..................................................   5,780      6,318,073
     5.750%, 06/10/22..................................................  13,660     15,107,793
     5.375%, 09/30/22..................................................  44,400     49,084,989
     2.125%, 03/10/23..................................................  10,000     10,177,646
     4.750%, 03/10/23..................................................  34,465     38,028,881
     2.500%, 12/08/23..................................................  25,000     25,878,726
     3.250%, 03/08/24..................................................  20,000     21,378,685
     2.875%, 06/14/24..................................................  61,000     64,398,918
     5.375%, 08/15/24..................................................  29,950     35,079,473
     5.365%, 09/09/24..................................................   1,400      1,641,377
     2.875%, 09/13/24..................................................  71,500     75,485,917
     2.750%, 12/13/24..................................................  20,000     21,063,351
     3.125%, 06/13/25..................................................  11,480     12,380,725
     3.125%, 09/12/25..................................................  43,715     47,104,300
     4.375%, 03/13/26..................................................  14,080     16,258,161
     5.750%, 06/12/26..................................................   8,080     10,093,348
     3.000%, 09/11/26..................................................  60,885     65,529,876
     2.500%, 12/10/27..................................................  43,230     45,005,886
     3.000%, 03/10/28..................................................  29,640     32,143,589
     3.250%, 06/09/28.................................................. 149,850    165,807,419
     3.250%, 11/16/28.................................................. 136,000    151,549,285
Tennessee Valley Authority
     3.875%, 02/15/21..................................................  49,241     50,612,840
     1.875%, 08/15/22..................................................  89,450     90,037,627
     2.875%, 09/15/24.................................................. 122,775    129,427,088
     6.750%, 11/01/25..................................................  47,282     60,411,954
     2.875%, 02/01/27.................................................. 140,706    149,433,288
     7.125%, 05/01/30.................................................. 100,000    146,616,248
                                                                                --------------
TOTAL AGENCY OBLIGATIONS...............................................          1,624,183,000
                                                                                --------------
U.S. TREASURY OBLIGATIONS -- (70.4%)
U.S. Treasury Bonds
     6.875%, 08/15/25..................................................  71,630     92,631,493
     6.000%, 02/15/26.................................................. 128,833    162,817,230
     6.750%, 08/15/26..................................................  90,183    120,031,193

                                                                        FACE
                                                                       AMOUNT^       VALUE+
                                                                      ---------- --------------
                                                                        (000)
                                                                      ----------
    6.625%, 02/15/27.................................................     98,828 $  132,857,360
    6.125%, 11/15/27.................................................     20,000     26,760,938
    5.250%, 11/15/28.................................................     95,132    123,690,310
    6.125%, 08/15/29.................................................     75,528    105,786,405
    6.250%, 05/15/30.................................................    171,289    246,302,114
    5.375%, 02/15/31.................................................    217,000    298,146,132
U.S. Treasury Notes
    2.000%, 10/31/21.................................................          2          1,816
    2.250%, 11/15/24.................................................     40,500     41,876,367
    2.250%, 12/31/24.................................................     80,000     82,778,125
    2.500%, 01/31/25.................................................     50,000     52,384,766
    2.000%, 02/15/25.................................................     66,000     67,485,000
    2.125%, 05/15/25.................................................    140,000    144,117,968
    2.750%, 06/30/25.................................................     20,000     21,268,750
    2.875%, 07/31/25.................................................     35,000     37,493,750
    2.000%, 08/15/25.................................................    134,000    137,135,391
    2.250%, 11/15/25.................................................    112,000    116,265,625
    1.625%, 02/15/26.................................................    156,000    156,286,407
    1.625%, 05/15/26.................................................    178,000    178,305,937
    1.500%, 08/15/26.................................................    183,000    181,784,767
    2.000%, 11/15/26.................................................    184,300    189,181,071
    2.250%, 02/15/27.................................................    161,500    168,641,328
    2.375%, 05/15/27.................................................     55,000     57,988,477
    2.250%, 08/15/27.................................................    176,000    184,064,375
    2.250%, 11/15/27.................................................     52,000     54,413,125
    2.750%, 02/15/28.................................................      5,000      5,427,344
    2.875%, 05/15/28.................................................    130,000    142,598,828
    2.625%, 02/15/29.................................................    150,000    162,164,062
    2.375%, 05/15/29.................................................    190,000    201,466,796
    1.625%, 08/15/29.................................................    227,000    225,643,321
                                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS......................................             3,917,796,571
                                                                                 --------------
TOTAL INVESTMENT SECURITIES
    (Cost $5,298,514,484)............................................             5,541,979,571
                                                                                 --------------

                                                                       SHARES
                                                                      ----------
TEMPORARY CASH INVESTMENTS -- (0.4%)
    State Street Institutional U.S. Government Money Market Fund
      1.752%......................................................... 19,916,162     19,916,162
                                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $5,318,430,646)............................................            $5,561,895,733
                                                                                 ==============

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                             ----------- -------------- ------- --------------
Agency Obligations..........................................          -- $1,624,183,000   --    $1,624,183,000
U.S. Treasury Obligations...................................          --  3,917,796,571   --     3,917,796,571
Temporary Cash Investments.................................. $19,916,162             --   --        19,916,162
                                                             ----------- --------------   --    --------------
TOTAL....................................................... $19,916,162 $5,541,979,571   --    $5,561,895,733
                                                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
BONDS -- (76.5%)
Abbott Ireland Financing DAC
         0.000%, 09/27/20................................................. EUR  8,847  $ 9,880,219
         0.875%, 09/27/23................................................. EUR 23,016   26,454,985
AbbVie, Inc.
         2.500%, 05/14/20.................................................     22,623   22,688,756
         2.900%, 11/06/22.................................................      1,252    1,276,320
ABN AMRO Bank NV
         0.500%, 07/17/23................................................. EUR 17,291   19,608,282
Aetna, Inc.
         2.750%, 11/15/22.................................................      2,000    2,028,813
Aflac, Inc.
#        3.625%, 06/15/23.................................................        706      746,245
Agence Francaise de Developpement
         1.625%, 01/21/20.................................................     12,892   12,882,151
Agence Francaise de Developpement EPIC, Floating Rate Note, FRN
(r)      2.284%, 06/19/20.................................................     30,000   30,013,390
Airbus Finance BV
(Omega)  2.700%, 04/17/23.................................................      7,000    7,158,478
Albemarle Corp.
         1.875%, 12/08/21................................................. EUR  3,000    3,473,378
Alimentation Couche-Tard, Inc.
(Omega)  2.700%, 07/26/22.................................................      3,000    3,035,358
Allergan Finance LLC
         3.250%, 10/01/22.................................................     18,630   19,062,179
Allergan Funding SCS
         3.450%, 03/15/22.................................................     12,220   12,525,133
Altria Group, Inc.
#        2.625%, 01/14/20.................................................      1,025    1,025,310
         1.000%, 02/15/23................................................. EUR 17,875   20,189,169
Ameren Corp.
         2.700%, 11/15/20.................................................      1,000    1,006,629
American Express Co.
#        2.500%, 08/01/22.................................................      1,220    1,236,978
#        2.650%, 12/02/22.................................................     12,256   12,514,185
American Express Credit Corp.
#        2.600%, 09/14/20.................................................     13,165   13,238,601
American Honda Finance Corp.
#(r)     2.391%, 02/12/21.................................................     30,000   29,992,912
(r)      2.488%, 06/11/21.................................................      8,767    8,787,903
         1.375%, 11/10/22................................................. EUR  5,000    5,802,871
         0.550%, 03/17/23................................................. EUR  4,193    4,761,170
American International Group, Inc.
         3.375%, 08/15/20.................................................      3,000    3,033,548
         6.400%, 12/15/20.................................................     11,283   11,831,608

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
                                                                                  -------
            1.500%, 06/08/23................................................. EUR  7,600  $ 8,835,599
Ameriprise Financial, Inc.
            5.300%, 03/15/20.................................................      6,957    7,038,258
AmerisourceBergen Corp.
            3.500%, 11/15/21.................................................      2,000    2,043,161
Amgen, Inc.
#           3.450%, 10/01/20.................................................      4,990    5,062,951
#           4.100%, 06/15/21.................................................      5,000    5,161,202
Anheuser-Busch InBev SA
            0.800%, 04/20/23................................................. EUR  5,000    5,737,615
ANZ New Zealand International, Ltd.
            0.400%, 03/01/22................................................. EUR  9,750   10,995,963
AP Moller - Maersk A.S.
            1.500%, 11/24/22................................................. EUR    540      626,775
AP Moller Maersk A.S.
            1.750%, 03/18/21................................................. EUR  3,369    3,848,149
Apache Corp.
            3.250%, 04/15/22.................................................     12,484   12,706,015
Applied Materials, Inc.
            2.625%, 10/01/20.................................................      1,590    1,599,796
ArcelorMittal
            2.875%, 07/06/20................................................. EUR  6,450    7,333,355
            3.000%, 04/09/21................................................. EUR    700      812,151
            0.950%, 01/17/23................................................. EUR 12,000   13,469,198
            2.250%, 01/17/24................................................. EUR  7,000    8,173,157
Ares Capital Corp.
#           4.200%, 06/10/24.................................................      9,840   10,203,949
ASB Finance, Ltd.
            0.500%, 06/10/22................................................. EUR  2,200    2,491,887
Assurant, Inc.
            4.000%, 03/15/23.................................................      8,305    8,646,805
AstraZeneca P.L.C.
            2.375%, 11/16/20.................................................     23,256   23,361,402
AT&T, Inc.
#           4.600%, 02/15/21.................................................      8,793    9,033,178
#(r)        2.888%, 06/01/21.................................................      7,800    7,834,410
            3.800%, 03/15/22.................................................      9,259    9,630,747
            2.500%, 03/15/23................................................. EUR 15,000   17,966,574
            1.950%, 09/15/23................................................. EUR  5,200    6,179,487
Australia & New Zealand Banking Group Ltd.
(r)         2.584%, 05/17/21.................................................     12,500   12,547,468
Australia & New Zealand Banking Group, Ltd.
(r)(Omega)  2.504%, 11/09/20.................................................      4,000    4,006,982
            3.300%, 03/07/22................................................. AUD 19,300   13,889,562
Australia & New Zealand Banking Group, Ltd., 3M USD LIBOR + 0.870%, FRN
(r)(Omega)  3.018%, 11/23/21.................................................      2,050    2,073,699

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
Australia & New Zealand Banking Group, Ltd., Floating Rate Note, Update
  Replacements.xls: US0003M + 0.870%, FRN
#(r)     3.018%, 11/23/21.................................................     10,000  $10,115,604
Autodesk, Inc.
         3.125%, 06/15/20.................................................     14,337   14,412,507
         3.600%, 12/15/22.................................................      1,000    1,034,878
AutoZone, Inc.
         2.875%, 01/15/23.................................................     22,501   22,916,062
Avnet, Inc.
#        4.875%, 12/01/22.................................................      4,291    4,568,667
Banco Santander SA
         3.848%, 04/12/23.................................................     25,400   26,549,562
Bank of America Corp.
         2.625%, 10/19/20.................................................      2,300    2,315,398
#        5.700%, 01/24/22.................................................     19,171   20,768,410
         3.228%, 06/22/22................................................. CAD  4,130    3,216,640
         3.300%, 01/11/23.................................................        563      583,547
Bank of Montreal
(r)      2.353%, 01/22/21.................................................     22,772   22,817,088
#        1.900%, 08/27/21.................................................      5,254    5,258,518
(r)      2.922%, 08/27/21.................................................      4,608    4,658,227
Bank of Montreal, 3M USD LIBOR + 0.460%, FRN
(r)      2.461%, 04/13/21.................................................      5,000    5,021,400
Bank of New York Mellon Corp. (The)
#        2.150%, 02/24/20.................................................     11,695   11,703,089
Bank of Nova Scotia (The)
         2.350%, 10/21/20.................................................        934      938,476
         2.450%, 03/22/21.................................................     37,679   37,991,294
#        2.700%, 03/07/22.................................................      3,305    3,364,689
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)      2.317%, 01/08/21.................................................      1,898    1,901,449
Bank of Nova Scotia (The), 3M USD LIBOR + 0.440%, FRN
(r)      2.406%, 04/20/21.................................................      5,515    5,532,768
Barclays P.L.C.
         2.750%, 11/08/19.................................................     25,424   25,425,442
         1.500%, 04/01/22................................................. EUR  1,764    2,036,995
Barclays PLC
#        3.200%, 08/10/21.................................................     12,000   12,171,294
BAT International Finance P.L.C.
         6.375%, 12/12/19................................................. GBP  1,787    2,326,564
         4.875%, 02/24/21................................................. EUR  1,487    1,764,558
         3.625%, 11/09/21................................................. EUR  1,854    2,217,058
(Omega)  3.250%, 06/07/22.................................................      7,350    7,509,079
         2.375%, 01/19/23................................................. EUR 12,041   14,339,026

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
             0.875%, 10/13/23............................................. EUR  3,487  $ 3,947,541
             7.250%, 03/12/24............................................. GBP  2,443    3,873,980
Bayer Capital Corp. BV
             1.250%, 11/13/23............................................. EUR 17,005   19,811,951
BB&T Corp.
             2.050%, 05/10/21.............................................      1,292    1,294,505
Beam Suntory, Inc.
             3.250%, 06/15/23.............................................     10,000   10,263,361
BHP Billiton Finance, Ltd.
             2.250%, 09/25/20............................................. EUR  3,850    4,386,266
Biogen, Inc.
             2.900%, 09/15/20.............................................     19,046   19,196,661
             3.625%, 09/15/22.............................................      6,426    6,715,821
BMW Finance NV
             0.125%, 01/12/21............................................. EUR  2,322    2,597,858
             0.500%, 11/22/22............................................. EUR  4,200    4,751,272
             0.375%, 07/10/23............................................. EUR  3,000    3,381,968
             0.625%, 10/06/23............................................. EUR 12,085   13,739,878
BMW US Capital LLC
(r)(Omega)   2.676%, 08/13/21.............................................     20,407   20,445,403
             0.625%, 04/20/22............................................. EUR  2,000    2,266,423
BNG Bank NV
             0.050%, 07/11/23............................................. EUR  4,000    4,537,128
BNG Bank NV, Floating Rate Note, Update Replacements.xls: US0003M +
  0.100%, FRN
(r)          2.101%, 07/14/20.............................................     14,000   14,008,455
BNP Paribas SA
             2.875%, 10/24/22............................................. EUR  5,000    6,073,309
             1.125%, 11/22/23............................................. EUR 15,500   17,927,738
             1.000%, 06/27/24............................................. EUR  8,000    9,219,121
Booking Holdings, Inc.
             0.800%, 03/10/22............................................. EUR  7,866    8,949,284
BP Capital Markets America, Inc.
#            2.112%, 09/16/21.............................................      1,000    1,002,631
BP Capital Markets P.L.C.
             2.315%, 02/13/20.............................................     10,527   10,541,415
#            2.500%, 11/06/22.............................................      2,000    2,033,355
             1.109%, 02/16/23............................................. EUR  5,000    5,777,743
             1.117%, 01/25/24............................................. EUR  7,650    8,887,112
BPCE SA
#            2.250%, 01/27/20.............................................     11,575   11,572,272
             2.750%, 12/02/21.............................................      1,000    1,014,064
             1.125%, 12/14/22............................................. EUR  2,500    2,891,693
             1.125%, 01/18/23............................................. EUR  1,600    1,842,192
             0.625%, 09/26/23............................................. EUR 10,000   11,411,189
British Telecommunications P.L.C.
             0.500%, 06/23/22............................................. EUR  1,600    1,805,304
             1.125%, 03/10/23............................................. EUR 10,326   11,895,388
             0.875%, 09/26/23............................................. EUR 15,480   17,707,924

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
British Telecommunications PLC
         0.625%, 03/10/21................................................. EUR  4,647  $ 5,231,350
Broadcom Corp. / Broadcom Cayman Finance Ltd.
         2.375%, 01/15/20.................................................      1,000    1,000,690
         3.000%, 01/15/22.................................................      9,465    9,590,240
Caisse d'Amortissement de la Dette Sociale
         2.000%, 04/17/20.................................................     17,000   17,006,698
         0.125%, 11/25/22................................................. EUR 26,900   30,547,410
Caisse des Depots et Consignations, Floating Rate Note, 3M USD LIBOR +
  0.090%, FRN
(r)      2.175%, 10/02/20.................................................     40,000   40,011,861
Canadian Imperial Bank of Commerce
         0.750%, 03/22/23................................................. EUR 23,000   26,337,824
         0.375%, 05/03/24................................................. EUR  2,880    3,220,190
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.315%, FRN
(r)      2.581%, 02/02/21.................................................        645      646,206
Canadian Natural Resources, Ltd.
         2.950%, 01/15/23.................................................     12,000   12,244,985
Capital One Financial Corp.
         0.800%, 06/12/24................................................. EUR  5,125    5,806,268
Caterpillar Financial Services Corp.
(r)      2.338%, 05/15/20.................................................     28,500   28,521,005
(r)      2.349%, 03/15/21.................................................      7,053    7,058,952
(r)      2.514%, 05/17/21.................................................      3,935    3,943,909
Caterpillar Financial Services Corp., 3M USD LIBOR + 0.280%, FRN
(r)      2.382%, 09/07/21.................................................      7,723    7,725,240
CBS Corp.
         3.375%, 03/01/22.................................................      5,000    5,123,874
Celgene Corp.
         3.550%, 08/15/22.................................................      9,995   10,417,144
Chevron Corp.
#        1.991%, 03/03/20.................................................      1,500    1,500,617
#        2.498%, 03/03/22.................................................        540      548,466
Chubb INA Holdings, Inc.
         2.300%, 11/03/20.................................................      7,229    7,251,314
Church & Dwight Co., Inc.
#        2.875%, 10/01/22.................................................      7,000    7,141,317
Cigna Corp.
(Omega)  3.900%, 02/15/22.................................................      1,000    1,037,191
Cisco Systems, Inc.
         1.850%, 09/20/21.................................................     16,065   16,090,355

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
Citigroup, Inc.
(r)      3.456%, 08/02/21.................................................     10,105  $10,251,017
         0.750%, 10/26/23................................................. EUR 26,478   30,274,937
Citizens Bank N.A.
         2.450%, 12/04/19.................................................      2,175    2,175,783
Citizens Bank NA
#        2.650%, 05/26/22.................................................      8,635    8,771,835
Coca-Cola Co. (The)
#        3.150%, 11/15/20.................................................      1,020    1,034,156
Coca-Cola European Partners P.L.C.
         2.625%, 11/06/23................................................. EUR  4,620    5,664,800
Coca-Cola European Partners US LLC
         3.500%, 09/15/20.................................................      4,591    4,639,359
Comcast Corp., 3M USD LIBOR + 0.440%, FRN
(r)      2.539%, 10/01/21.................................................     14,640   14,718,031
Commonwealth Bank of Australia
(Omega)  2.250%, 03/10/20.................................................      4,000    4,004,660
         2.400%, 11/02/20.................................................     10,000   10,052,944
         2.900%, 07/12/21................................................. AUD  5,000    3,536,378
         3.250%, 01/17/22................................................. AUD  5,000    3,586,303
(Omega)  2.750%, 03/10/22.................................................     11,500   11,705,688
         3.250%, 03/31/22................................................. AUD  3,200    2,301,989
Constellation Brands, Inc.
         2.700%, 05/09/22.................................................      4,935    4,997,001
         3.200%, 02/15/23.................................................      5,191    5,354,886
Cooperatieve Rabobank UA
#        2.500%, 01/19/21.................................................      8,935    9,002,312
         0.125%, 10/11/21................................................. EUR  2,750    3,084,882
         2.750%, 01/10/22.................................................      4,928    5,006,654
         4.000%, 01/11/22................................................. EUR  2,500    3,041,824
         3.875%, 02/08/22.................................................     15,799   16,445,573
         4.750%, 06/06/22................................................. EUR  3,000    3,771,268
         0.500%, 12/06/22................................................. EUR  3,496    3,976,110
Corning, Inc.
         4.250%, 08/15/20.................................................      2,850    2,899,054
Costco Wholesale Corp.
         1.700%, 12/15/19.................................................          2        1,999
Cox Communications, Inc.
(Omega)  3.250%, 12/15/22.................................................        770      794,776
Credit Agricole SA
         0.750%, 12/05/23................................................. EUR  2,000    2,297,192
Credit Suisse Group Funding Guernsey, Ltd.
         1.250%, 04/14/22................................................. EUR 10,220   11,742,479
CVS Health Corp.
(r)      2.822%, 03/09/21.................................................      2,185    2,197,061
         2.750%, 12/01/22.................................................      2,120    2,156,532
Daimler AG
         1.400%, 01/12/24................................................. EUR  1,355    1,591,151

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
DAIMLER AG SR UNSECURED REGS 01/21 0.875
          0.875%, 01/12/21................................................. EUR  1,500  $ 1,691,068
Daimler Finance North America LLC
#(Omega)  2.250%, 03/02/20.................................................      9,750    9,759,037
(Omega)   2.850%, 01/06/22.................................................      3,000    3,038,507
Daimler Finance North America LLC, Floating Rate Note, 3M USD LIBOR +
  0.670%, FRN
#(r)      2.957%, 11/05/21.................................................     13,000   13,020,972
Daimler International Finance BV
          0.200%, 09/13/21................................................. EUR  6,893    7,718,220
          0.625%, 02/27/23................................................. EUR  6,000    6,801,329
          2.000%, 09/04/23................................................. GBP  2,000    2,644,084
Daiwa Securities Group, Inc.
(Omega)   3.129%, 04/19/22.................................................     11,000   11,214,020
Danone SA
(Omega)   2.077%, 11/02/21.................................................      5,000    5,001,050
Danske Bank A.S.
(Omega)   2.750%, 09/17/20.................................................     15,822   15,917,451
          0.875%, 05/22/23................................................. EUR  3,000    3,401,033
Denmark Government Bond
          1.500%, 11/15/23................................................. DKK 45,000    7,317,155
Deutsche Telekom International Finance BV
#(Omega)  1.950%, 09/19/21.................................................      2,535    2,528,360
Dexia Credit Local SA
          0.625%, 01/21/22................................................. EUR    750      854,124
          0.250%, 06/02/22................................................. EUR  8,000    9,053,378
          0.750%, 01/25/23................................................. EUR  1,200    1,384,142
Discovery Communications LLC
          3.300%, 05/15/22.................................................      6,000    6,159,872
          3.500%, 06/15/22.................................................     10,000   10,301,458
#         3.250%, 04/01/23.................................................      1,489    1,532,396
Dollar General Corp.
          3.250%, 04/15/23.................................................      8,009    8,305,803
Dominion Energy Gas Holdings LLC
          2.800%, 11/15/20.................................................      5,000    5,038,820
(r)       2.718%, 06/15/21.................................................     18,669   18,759,542
Dover Corp.
          2.125%, 12/01/20................................................. EUR  1,203    1,371,749
Dow Chemical Co. (The)
          3.000%, 11/15/22.................................................      9,897   10,133,113
DTE Energy Co.
          2.400%, 12/01/19.................................................     18,342   18,347,825
DXC Technology Co.
          4.450%, 09/18/22.................................................      1,250    1,308,030

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
E*TRADE Financial Corp.
         2.950%, 08/24/22.................................................      4,060  $ 4,136,422
Eastman Chemical Co.
         2.700%, 01/15/20.................................................      1,166    1,166,877
Eaton Corp.
         2.750%, 11/02/22.................................................      1,285    1,313,181
eBay, Inc.
         3.800%, 03/09/22.................................................      1,636    1,694,888
Edison International
#        2.950%, 03/15/23.................................................      2,000    1,974,682
Electricite de France SA
         2.750%, 03/10/23................................................. EUR 11,700   14,250,820
Electronic Arts, Inc.
         3.700%, 03/01/21.................................................     11,879   12,121,180
EMD Finance LLC
(Omega)  2.400%, 03/19/20.................................................      1,755    1,756,143
Enbridge, Inc.
#(r)     2.410%, 01/10/20.................................................      1,245    1,245,672
         2.900%, 07/15/22.................................................     18,189   18,583,701
         3.190%, 12/05/22................................................. CAD  5,000    3,881,558
Enel Finance International NV
(Omega)  2.875%, 05/25/22.................................................      2,200    2,228,634
         5.000%, 09/14/22................................................. EUR  2,000    2,552,221
Energy Transfer Operating L.P.
         4.650%, 06/01/21.................................................      1,180    1,215,740
         5.875%, 01/15/24.................................................     15,296   16,985,118
Energy Transfer Partners L.P.
         3.600%, 02/01/23.................................................      2,000    2,056,776
Eni SpA
         4.000%, 06/29/20................................................. EUR  3,450    3,954,306
         1.750%, 01/18/24................................................. EUR  4,406    5,266,640
Enterprise Products Operating LLC
         5.250%, 01/31/20.................................................      1,788    1,801,699
#        3.350%, 03/15/23.................................................      6,000    6,214,888
EQT Corp.
#        4.875%, 11/15/21.................................................      3,500    3,572,283
Equifax, Inc.
         3.950%, 06/15/23.................................................     10,000   10,537,257
Equinor ASA
         2.250%, 11/08/19.................................................      4,000    3,999,971
Erste Abwicklungsanstalt, Floating Rate Note, Update Replacements.xls:
  US0003M + 0.210%, FRN
(r)      2.312%, 03/09/20.................................................     14,200   14,211,218
EUROFIMA, Floating Rate Note, 3M USD LIBOR + 0.100%, FRN
(r)      2.238%, 03/11/22.................................................     18,458   18,443,049
European Financial Stability Facility
         0.000%, 11/17/22................................................. EUR 47,387   53,535,651

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- -----------
                                                                             (000)
                                                                            -------
      0.500%, 01/20/23................................................. EUR 11,000  $12,634,260
European Investment Bank
      1.250%, 12/16/19.................................................     10,000    9,991,600
      1.625%, 03/16/20.................................................      7,000    6,995,520
European Stability Mechanism
      0.000%, 11/07/19................................................. EUR 30,000   33,463,109
      0.100%, 07/31/23................................................. EUR  7,000    7,954,340
Eversource Energy
      2.500%, 03/15/21.................................................      5,500    5,533,317
Exelon Corp.
      2.850%, 06/15/20.................................................      1,399    1,405,293
      2.450%, 04/15/21.................................................        447      449,938
Exelon Generation Co. LLC
      2.950%, 01/15/20.................................................      7,064    7,068,227
      3.400%, 03/15/22.................................................      1,600    1,643,798
FedEx Corp.
      1.000%, 01/11/23................................................. EUR 21,955   25,105,519
Fidelity National Information Services, Inc.
      3.625%, 10/15/20.................................................      6,415    6,504,589
      2.250%, 08/15/21.................................................      3,094    3,104,654
Fluor Corp.
      1.750%, 03/21/23................................................. EUR 40,276   42,646,963
FMS Wertmanagement
      2.250%, 02/03/20.................................................     12,600   12,609,072
Fortune Brands Home & Security, Inc.
      3.000%, 06/15/20.................................................      6,500    6,531,838
GATX Corp.
      4.750%, 06/15/22.................................................     12,125   12,877,188
GE Capital European Funding Un, Ltd. Co.
      4.350%, 11/03/21................................................. EUR  2,463    2,963,885
      0.800%, 01/21/22................................................. EUR  1,750    1,970,485
GE Capital International Funding Co., Unlimited Co.
#     2.342%, 11/15/20.................................................     11,684   11,676,571
General Dynamics Corp.
(r)   2.561%, 05/11/21.................................................     15,000   15,071,088
General Electric Co.
      0.375%, 05/17/22................................................. EUR  1,500    1,668,966
General Mills, Inc.
      1.000%, 04/27/23................................................. EUR  5,922    6,816,845
General Motors Financial Co., Inc.
      3.200%, 07/06/21.................................................     12,709   12,862,958
      3.450%, 01/14/22.................................................     14,123   14,399,482
Gilead Sciences, Inc.
      4.500%, 04/01/21.................................................      1,198    1,236,369
GlaxoSmithKline Capital P.L.C
      0.625%, 12/02/19................................................. EUR  5,749    6,416,474
GlaxoSmithKline Capital, Inc.
#     2.800%, 03/18/23.................................................      5,700    5,870,138

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
Global Payments, Inc.
         3.800%, 04/01/21.................................................      1,531  $ 1,563,412
Goldman Sachs Group, Inc.
         2.500%, 10/18/21................................................. EUR  9,411   11,039,035
Goldman Sachs Group, Inc. (The)
#        2.750%, 09/15/20.................................................     10,000   10,060,332
         5.750%, 01/24/22.................................................      5,000    5,388,362
         3.250%, 02/01/23................................................. EUR 12,360   15,186,112
Harley-Davidson Financial Services, Inc.
(Omega)  2.150%, 02/26/20.................................................     21,047   21,032,427
(Omega)  2.550%, 06/09/22.................................................     11,012   11,016,046
Hartford Financial Services Group, Inc. (The)
         5.500%, 03/30/20.................................................      4,600    4,664,937
Hewlett Packard Enterprise Co.
         3.600%, 10/15/20.................................................     10,000   10,134,136
HP, Inc.
         4.300%, 06/01/21.................................................      1,000    1,036,178
HSBC Bank P.L.C., Floating Rate Note, FRN
(r)      0.017%, 03/09/20................................................. EUR  4,700    5,248,901
HSBC Holdings PLC, 3M USD LIBOR + 1.660%, FRN
(r)      3.792%, 05/25/21.................................................     34,826   35,467,462
HSBC USA, Inc.
         2.375%, 11/13/19.................................................      1,683    1,683,154
#        2.350%, 03/05/20.................................................      5,500    5,507,419
Iberdrola International BV
         1.750%, 09/17/23................................................. EUR  3,000    3,570,690
IBM Credit LLC
(r)      2.594%, 11/30/20.................................................      6,536    6,563,622
(r)      2.226%, 01/20/21.................................................     26,000   26,048,360
#(r)     2.447%, 02/05/21.................................................     14,000   14,005,320
ING Bank NV
(Omega)  2.750%, 03/22/21.................................................      6,000    6,067,279
ING Bank NV, Floating Rate Note, FRN
(r)      0.002%, 11/26/21................................................. EUR 15,400   17,266,646
ING Groep NV
         1.000%, 09/20/23................................................. EUR  4,200    4,836,385
Integrys Holding, Inc.
         4.170%, 11/01/20.................................................      1,000    1,021,171
Inter-American Development Bank
(r)      1.940%, 10/09/20.................................................     20,573   20,564,154
International Business Machines Corp.
         1.875%, 11/06/20................................................. EUR  3,938    4,485,662
         1.250%, 05/26/23................................................. EUR  4,000    4,664,174
Intesa Sanpaolo SpA
         0.875%, 06/27/22................................................. EUR  3,000    3,411,733

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
                                                                           -------
Ireland Government Bond
     3.400%, 03/18/24................................................. EUR  15,000 $19,530,983
John Deere Capital Corp.
     2.050%, 03/10/20.................................................       8,620   8,624,226
Johnson Controls International P.L.C.
     1.000%, 09/15/23................................................. EUR  15,011  17,209,060
JPMorgan Chase & Co.
     3.875%, 09/23/20................................................. EUR   5,150   5,957,692
     2.550%, 10/29/20.................................................      11,000  11,066,160
     2.625%, 04/23/21................................................. EUR   3,000   3,487,042
     4.350%, 08/15/21.................................................       4,994   5,207,970
     0.625%, 01/25/24................................................. EUR  14,800  16,874,453
Kellogg Co.
     0.800%, 11/17/22................................................. EUR   8,770  10,006,537
Keurig Dr Pepper, Inc.
     2.000%, 01/15/20.................................................         747     746,775
#    3.200%, 11/15/21.................................................       5,000   5,074,695
     2.700%, 11/15/22.................................................       2,000   2,021,184
KeyCorp
     2.900%, 09/15/20.................................................       7,259   7,318,887
     5.100%, 03/24/21.................................................       8,008   8,337,361
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)  2.041%, 04/15/21.................................................       3,000   2,998,502
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.130%, FRN
(r)  2.232%, 09/08/21.................................................      10,000  10,007,856
Kommunekredit
     0.000%, 09/08/22................................................. EUR   1,750   1,974,165
Kommuninvest I Sverige AB
     2.000%, 11/12/19.................................................       9,471   9,471,379
     1.000%, 09/15/21................................................. SEK 360,000  37,934,401
     0.250%, 06/01/22................................................. SEK 903,000  93,894,310
     0.750%, 02/22/23................................................. SEK 150,000  15,833,793
Kreditanstalt fuer Wiederaufbau
#    1.500%, 04/20/20.................................................      18,500  18,473,702
Kroger Co. (The)
     2.950%, 11/01/21.................................................         786     799,274
#    3.400%, 04/15/22.................................................      10,000  10,354,987
L3Harris Technologies, Inc.
     2.700%, 04/27/20.................................................       4,247   4,254,034
Laboratory Corp. of America Holdings
     2.625%, 02/01/20.................................................       7,623   7,634,573
Lam Research Corp.
#    2.750%, 03/15/20.................................................       8,942   8,959,609

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
                                                                           -------
Landeskreditbank Baden- Wuerttemberg Foerderbank, 3M USD LIBOR +
  0.012%, FRN
(r)       2.220%, 09/27/21............................................      1,000  $ 1,001,080
Liberty Mutual Group, Inc.
(Omega)   5.000%, 06/01/21............................................      2,500    2,592,796
(Omega)   4.950%, 05/01/22............................................      1,200    1,275,492
Lincoln National Corp.
          6.250%, 02/15/20............................................      3,215    3,251,523
          4.850%, 06/24/21............................................      1,188    1,239,008
Lloyds Bank P.L.C.
          2.700%, 08/17/20............................................      1,600    1,609,623
Lloyds Banking Group P.L.C.
#         3.100%, 07/06/21............................................     10,250   10,420,106
          3.000%, 01/11/22............................................     27,304   27,753,836
Lockheed Martin Corp.
          2.500%, 11/23/20............................................      4,500    4,523,508
Manufacturers & Traders Trust Co.
          2.100%, 02/06/20............................................     22,867   22,875,213
          2.500%, 05/18/22............................................      1,780    1,802,170
Marsh & McLennan Cos., Inc.
          2.350%, 03/06/20............................................      1,000    1,000,834
          2.750%, 01/30/22............................................      4,650    4,723,731
Mastercard, Inc.
          1.100%, 12/01/22............................................ EUR 15,162   17,478,356
McDonald's Corp.
          3.500%, 07/15/20............................................      4,928    4,982,291
          1.000%, 11/15/23............................................ EUR 12,500   14,499,091
Medtronic Global Holdings SCA
          0.000%, 03/07/21............................................ EUR  9,878   11,042,930
          0.000%, 12/02/22............................................ EUR  3,438    3,840,980
Merck & Co., Inc.
          1.850%, 02/10/20............................................      2,450    2,450,073
Microsoft Corp.
#         1.850%, 02/12/20............................................     14,277   14,279,213
Mitsubishi UFJ Financial Group, Inc.
          2.950%, 03/01/21............................................      1,725    1,745,241
(r)       2.586%, 07/26/21............................................      5,335    5,356,415
(r)       3.187%, 09/13/21............................................      8,500    8,598,498
          0.680%, 01/26/23............................................ EUR 15,142   17,153,514
          0.980%, 10/09/23............................................ EUR  5,004    5,748,946
Mizuho Bank, Ltd.
(Omega)   2.700%, 10/20/20............................................     13,642   13,751,011
Mizuho Financial Group, Inc.
#(Omega)  2.632%, 04/12/21............................................      5,000    5,036,553
(r)       3.267%, 09/13/21............................................     20,693   20,952,490
          2.953%, 02/28/22............................................        600      610,284
Molson Coors Brewing Co.
          2.100%, 07/15/21............................................      3,000    3,002,262

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                    FACE
                                                                                   AMOUNT^   VALUE+
                                                                                   ------- -----------
                                                                                    (000)
                                                                                   -------
Mondelez International Holdings Netherlands BV
#(Omega)     2.000%, 10/28/21.................................................     13,012  $13,018,324
Mondelez International, Inc.
             2.375%, 01/26/21................................................. EUR    700      804,842
Morgan Stanley
             5.375%, 08/10/20................................................. EUR  1,700    1,978,448
             2.375%, 03/31/21................................................. EUR  7,000    8,083,079
(r)          3.366%, 04/21/21.................................................     15,237   15,481,706
             3.125%, 08/05/21................................................. CAD  5,000    3,856,085
             1.000%, 12/02/22................................................. EUR    600      688,194
             1.875%, 03/30/23................................................. EUR  5,000    5,910,684
             1.750%, 03/11/24................................................. EUR 18,985   22,604,054
Municipality Finance P.L.C.
             1.500%, 03/23/20.................................................      8,600    8,585,810
Municipality Finance P.L.C., Floating Rate Note, 3M USD LIBOR + 0.500%, FRN
(r)          2.174%, 02/17/21.................................................     29,000   29,001,160
Mylan N.V.
             3.150%, 06/15/21.................................................      1,500    1,519,255
Mylan NV
#            3.750%, 12/15/20.................................................      4,065    4,119,618
National Australia Bank, Ltd.
             3.000%, 05/12/21................................................. AUD  6,000    4,240,398
             1.875%, 07/12/21.................................................      2,500    2,500,136
             2.800%, 01/10/22.................................................     17,631   17,966,211
#            2.500%, 05/22/22.................................................     35,800   36,311,508
             0.350%, 09/07/22................................................. EUR  7,800    8,816,257
National Bank of Canada, 3M USD LIBOR + 0.400%, FRN
(r)(Omega)   2.559%, 03/21/21.................................................     14,390   14,401,475
National Grid North America, Inc.
             0.750%, 08/08/23................................................. EUR 25,400   28,947,875
National Rural Utilities Cooperative Finance Corp.
(r)          2.479%, 06/30/21.................................................      2,500    2,508,162
Natwest Markets PLC
             5.500%, 03/23/20................................................. EUR  3,225    3,674,972
NBCUniversal Enterprise, Inc.
(r)(Omega)   2.499%, 04/01/21.................................................     16,535   16,590,558
Nederlandse Waterschapsbank NV
             1.625%, 03/04/20.................................................     30,000   29,970,180
Nederlandse Waterschapsbank NV, Floating Rate Note, Update Replacements.xls:
  US0003M + 0.010%, FRN
(r)          2.191%, 11/10/20.................................................     22,123   22,111,886

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
                                                                                  -------
Nestle Holdings, Inc.
            1.875%, 03/09/21.................................................      8,000  $ 8,004,256
NetApp, Inc.
            3.375%, 06/15/21.................................................      8,650    8,811,990
Newell Brands, Inc.
            4.000%, 06/15/22.................................................     12,950   13,310,389
Newmont Goldcorp Corp.
            3.625%, 06/09/21.................................................      4,927    5,040,559
Nissan Motor Acceptance Corp.
(Omega)     2.550%, 03/08/21.................................................     16,249   16,295,197
Nissan Motor Acceptance Corp., 3M USD LIBOR + 0.630%, FRN
(r)(Omega)  2.789%, 09/21/21.................................................      7,000    7,006,554
Nissan Motor Acceptance Corp., Floating Rate Note, 3M USD LIBOR + 0.390%, FRN
(r)         2.494%, 09/28/20.................................................      9,000    9,003,525
Nissan Motor Acceptance Corp., Floating Rate Note, FRN
(r)(Omega)  2.638%, 03/15/21.................................................     13,300   13,304,849
Nordea Bank AB
            1.000%, 02/22/23................................................. EUR  3,000    3,460,242
Nordstrom, Inc.
#           4.750%, 05/01/20.................................................     13,135   13,288,065
Norfolk Southern Corp.
            3.000%, 04/01/22.................................................      1,352    1,381,079
NRW Bank
            0.125%, 07/07/23................................................. EUR  4,000    4,543,535
NRW Bank, 3M USD LIBOR + 0.040%, FRN
(r)         2.227%, 02/08/21.................................................     22,200   22,186,014
NRW Bank, Floating Rate Note, FRN
(r)         2.209%, 12/17/21.................................................     10,000    9,993,200
Occidental Petroleum Corp.
            4.100%, 02/01/21.................................................        542      552,425
Omnicom Group, Inc. / Omnicom Capital, Inc.
            4.450%, 08/15/20.................................................        330      336,157
            3.625%, 05/01/22.................................................      1,595    1,653,766
OP Corporate Bank P.L.C.
            0.375%, 10/11/22................................................. EUR    325      367,627
Oracle Corp.
#           1.900%, 09/15/21.................................................     54,207   54,322,885
            2.500%, 05/15/22.................................................      2,329    2,363,997
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(Omega)     3.050%, 01/09/20.................................................        828      828,770
(Omega)     3.375%, 02/01/22.................................................     15,000   15,336,284
(Omega)     4.250%, 01/17/23.................................................      9,025    9,552,948

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
Pernod Ricard SA
         2.000%, 06/22/20................................................. EUR    700  $   791,716
(Omega)  5.750%, 04/07/21.................................................        620      652,618
(Omega)  4.450%, 01/15/22.................................................     18,077   18,992,601
Pfizer, Inc.
#        1.950%, 06/03/21.................................................      3,447    3,457,306
#        2.200%, 12/15/21.................................................      9,400    9,494,614
         0.250%, 03/06/22................................................. EUR 11,200   12,612,922
Philip Morris International, Inc.
         1.750%, 03/19/20................................................. EUR 10,758   12,082,815
         2.875%, 05/30/24................................................. EUR  5,000    6,267,393
PNC Bank NA
         2.300%, 06/01/20.................................................        200      200,407
         2.600%, 07/21/20.................................................      4,800    4,821,198
PPL Capital Funding, Inc.
         3.400%, 06/01/23.................................................      3,000    3,096,813
Praxair, Inc.
         1.200%, 02/12/24................................................. EUR  1,580    1,852,784
Progress Energy, Inc.
         4.875%, 12/01/19.................................................      4,672    4,681,988
Progressive Corp. (The)
#        3.750%, 08/23/21.................................................        706      730,152
Province of Alberta Canada
         1.350%, 09/01/21................................................. CAD 17,500   13,204,521
Province of Ontario Canada
         4.400%, 04/14/20.................................................     28,000   28,313,540
         1.875%, 05/21/20.................................................     15,000   14,994,885
         1.350%, 03/08/22................................................. CAD 13,000    9,788,642
         3.150%, 06/02/22................................................. CAD 17,300   13,605,673
Province of Quebec Canada
#        3.500%, 07/29/20.................................................     16,443   16,641,637
         4.500%, 12/01/20................................................. CAD  5,000    3,908,397
Prudential Financial, Inc.
         5.375%, 06/21/20.................................................      1,700    1,738,774
#        4.500%, 11/15/20.................................................      5,801    5,949,136
PSEG Power LLC
         5.125%, 04/15/20.................................................     11,108   11,262,877
Puget Energy, Inc.
#        6.500%, 12/15/20.................................................      1,363    1,427,526
QUALCOMM, Inc.
         2.250%, 05/20/20.................................................      5,078    5,082,122
Regions Financial Corp.
#        3.200%, 02/08/21.................................................     10,500   10,643,080
Republic Services, Inc.
         3.550%, 06/01/22.................................................      2,000    2,078,513
Rolls-Royce P.L.C.
         0.875%, 05/09/24................................................. EUR  1,500    1,705,130
Royal Bank of Canada
         2.125%, 03/02/20.................................................     17,338   17,351,120
         2.150%, 03/06/20.................................................        665      665,543
#        2.750%, 02/01/22.................................................      6,651    6,787,912
         1.968%, 03/02/22................................................. CAD 10,000    7,573,001

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
Royal Bank of Canada, 3M USD LIBOR + 0.240%, FRN
(r)       2.176%, 10/26/20.................................................     41,500  $41,595,270
Royal Bank of Canada, 3M USD LIBOR + 0.390%, FRN
(r)       2.326%, 04/30/21.................................................      8,362    8,391,794
Royal Bank of Canada, Floating Rate Note, Update Replacements.xls: US0003M
  + 0.350%, FRN
(r)       2.377%, 07/08/21.................................................      3,050    3,054,431
Royal Bank of Scotland Group P.L.C.
          2.500%, 03/22/23................................................. EUR  5,000    5,982,579
Ryder System, Inc.
          2.650%, 03/02/20.................................................      7,000    7,010,723
          3.400%, 03/01/23.................................................     12,680   13,105,972
Sanofi
          0.500%, 03/21/23................................................. EUR  8,000    9,113,604
Santander Holdings USA, Inc.
#         2.650%, 04/17/20.................................................      3,000    3,008,032
          3.400%, 01/18/23.................................................     18,560   19,084,733
Santander UK Group Holdings P.L.C.
#         3.125%, 01/08/21.................................................     15,000   15,141,654
          2.875%, 08/05/21.................................................      1,000    1,008,636
Santander UK P.L.C.
          2.375%, 03/16/20.................................................      2,824    2,827,519
Sempra Energy
#         2.850%, 11/15/20.................................................      5,400    5,436,168
Shell International Finance BV
#         2.125%, 05/11/20.................................................     15,155   15,180,787
          2.250%, 11/10/20.................................................     12,956   13,001,374
          1.875%, 05/10/21.................................................     17,301   17,317,940
          1.750%, 09/12/21.................................................      8,591    8,595,134
Sherwin-Williams Co. (The)
#         2.750%, 06/01/22.................................................      3,150    3,207,052
Siemens Financieringsmaatschappij NV
#(Omega)  1.700%, 09/15/21.................................................      3,020    3,013,205
Skandinaviska Enskilda Banken AB
          1.250%, 08/05/22................................................. GBP  2,000    2,598,592
Sky, Ltd.
          1.875%, 11/24/23................................................. EUR 12,700   15,208,414
Societe Generale SA
#(Omega)  2.625%, 09/16/20.................................................     17,000   17,091,296
(Omega)   2.500%, 04/08/21.................................................      4,200    4,221,546
(Omega)   3.250%, 01/12/22.................................................      2,000    2,041,181
          0.500%, 01/13/23................................................. EUR  5,000    5,637,896

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
Southern Co. (The)
         2.750%, 06/15/20.................................................      9,683  $ 9,721,015
Southern Power Co.
         1.000%, 06/20/22................................................. EUR 17,310   19,771,378
Southwest Airlines Co.
         2.750%, 11/06/19.................................................     17,072   17,072,446
         2.650%, 11/05/20.................................................      4,500    4,533,212
Spain Government Bond
(Omega)  5.400%, 01/31/23................................................. EUR 17,000   22,504,495
(Omega)  4.800%, 01/31/24................................................. EUR  3,500    4,740,665
Standard Chartered PLC
         1.625%, 06/13/21................................................. EUR  2,400    2,752,106
Starbucks Corp.
#        2.100%, 02/04/21.................................................      1,770    1,776,223
State of North Rhine-Westphalia Germany
         1.625%, 01/22/20.................................................      3,950    3,947,085
         0.200%, 04/17/23................................................. EUR  9,000   10,241,462
Stryker Corp.
#        2.625%, 03/15/21.................................................      6,121    6,178,881
         1.125%, 11/30/23................................................. EUR  7,278    8,469,435
Sumitomo Mitsui Banking Corp.
(r)      2.371%, 10/16/20.................................................      5,000    5,011,705
Sumitomo Mitsui Financial Group, Inc.
         2.934%, 03/09/21.................................................      4,000    4,044,593
(r)      3.782%, 03/09/21.................................................     11,647   11,860,944
         2.058%, 07/14/21.................................................      5,000    5,002,059
         2.784%, 07/12/22.................................................      1,150    1,169,309
         0.819%, 07/23/23................................................. EUR  8,946   10,210,884
Sumitomo Mitsui Financial Group, Inc., 3M USD LIBOR + 1.140%, FRN
(r)      3.106%, 10/19/21.................................................        705      713,801
Sunoco Logistics Partners Operations L.P.
         3.450%, 01/15/23.................................................      9,515    9,721,035
SunTrust Banks, Inc.
#        2.900%, 03/03/21.................................................      7,565    7,650,396
Svensk Export Credit AB
(r)      2.169%, 12/14/20.................................................     22,250   22,250,146
Svensk Exportkredit AB, 3M USD LIBOR + 0.012%, FRN
(r)      2.247%, 12/13/21.................................................     29,000   29,040,529
Svenska Handelsbanken AB
#        2.450%, 03/30/21.................................................      1,930    1,945,521
#(r)     2.602%, 05/24/21.................................................      6,625    6,653,912
         0.250%, 02/28/22................................................. EUR 13,000   14,624,050
         2.625%, 08/23/22................................................. EUR  3,000    3,597,437
Swedbank AB
         0.300%, 09/06/22................................................. EUR 12,020   13,509,530
         0.250%, 11/07/22................................................. EUR  1,200    1,346,695

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
                                                                               -------
         0.400%, 08/29/23................................................. EUR    250  $   282,143
Sysco Corp.
         2.600%, 10/01/20.................................................     16,190   16,286,440
Takeda Pharmaceutical Co. Ltd.
         1.125%, 11/21/22................................................. EUR  1,200    1,381,364
Takeda Pharmaceutical Co., Ltd.
         0.375%, 11/21/20................................................. EUR 25,680   28,779,938
(Omega)  1.125%, 11/21/22................................................. EUR  1,150    1,323,808
Telefoica Emisiones Sau Co.
         5.597%, 03/12/20................................................. GBP  6,000    7,889,926
         0.318%, 10/17/20................................................. EUR 11,800   13,221,470
Telefonica Emisiones SA
         3.961%, 03/26/21................................................. EUR  1,100    1,297,291
         3.987%, 01/23/23................................................. EUR  7,800    9,802,935
         1.069%, 02/05/24................................................. EUR  1,300    1,506,493
Telefonica Emisiones SAU
         5.134%, 04/27/20.................................................     10,180   10,329,324
Temasek Financial I, Ltd.
         0.500%, 03/01/22................................................. EUR  2,700    3,058,689
Toronto-Dominion Bank (The)
         2.500%, 12/14/20.................................................     20,000   20,147,121
         1.800%, 07/13/21.................................................     12,605   12,599,151
         1.994%, 03/23/22................................................. CAD 15,000   11,365,652
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.260%, FRN
#(r)     2.399%, 09/17/20                                                      26,314   26,360,576
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.280%, FRN
(r)      2.418%, 06/11/20                                                      11,121   11,140,044
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.430%, FRN
#(r)     2.568%, 06/11/21                                                      15,246   15,299,666
Toronto-Dominion Bank (The), 3M USD LIBOR + 1.000%, FRN
(r)      3.043%, 04/07/21                                                       6,116    6,185,784
Total Capital International SA
         2.750%, 06/19/21.................................................      2,000    2,029,815
#        2.875%, 02/17/22.................................................      1,416    1,449,906
         0.250%, 07/12/23................................................. EUR    500      565,217
Total Capital SA
         4.125%, 01/28/21.................................................     10,000   10,275,767
Toyota Credit Canada, Inc.
         2.050%, 05/20/20................................................. CAD  3,092    2,347,605
         2.020%, 02/28/22................................................. CAD 10,000    7,564,953
         2.350%, 07/18/22................................................. CAD 10,000    7,619,695
Toyota Motor Credit Corp.
         1.900%, 04/08/21.................................................     32,876   32,950,456
         2.600%, 01/11/22.................................................      5,277    5,367,761

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
                                                                               -------
         0.750%, 07/21/22................................................. EUR   2,080 $  2,373,578
Toyota Motor Credit Corp., 3M USD LIBOR + 0.150%, FRN
(r)      2.162%, 10/09/20.................................................         500      500,470
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.540%, FRN
(r)      2.567%, 01/08/21.................................................       1,300    1,305,888
TransCanada PipeLines, Ltd.
         2.500%, 08/01/22.................................................         300      304,027
Tupperware Brands Corp.
         4.750%, 06/01/21.................................................       5,000    5,014,712
UBS AG Stamford CT
         2.350%, 03/26/20.................................................       6,079    6,089,935
UBS Group Funding Switzerland AG
         1.750%, 11/16/22................................................. EUR   9,052   10,608,554
         2.125%, 03/04/24................................................. EUR   5,000    6,040,352
UBS Group Funding Switzerland AG, Floating Rate Note, Update
  Replacements.xls: US0003M + 1.780%, FRN
(r)      3.766%, 04/14/21.................................................       3,900    3,976,052
Unedic Asseo
         0.875%, 10/25/22................................................. EUR  27,300   31,603,693
United Kingdom Treasury Bill
         0.000%, 11/25/19................................................. GBP 110,000  142,425,576
United Parcel Service, Inc.
         0.375%, 11/15/23................................................. EUR   2,000    2,260,208
United Technologies Corp.
         1.250%, 05/22/23................................................. EUR   3,825    4,431,884
         1.150%, 05/18/24................................................. EUR   5,950    6,907,712
UnitedHealth Group, Inc.
         4.700%, 02/15/21.................................................         925      952,611
         2.375%, 10/15/22.................................................       6,225    6,307,102
Verizon Communications, Inc.
         1.625%, 03/01/24................................................. EUR   5,000    5,960,886
Vodafone Group P.L.C.
         1.750%, 08/25/23................................................. EUR   5,600    6,647,800
Volkswagen Bank GMBH
         1.250%, 06/10/24................................................. EUR   6,900    7,947,398
Volkswagen Financial Services AG
         0.875%, 04/12/23................................................. EUR   5,000    5,678,894
         1.375%, 10/16/23................................................. EUR  12,000   13,883,929
Volkswagen Group of America Finance LLC
(Omega)  2.400%, 05/22/20.................................................       5,911    5,920,575
(Omega)  4.000%, 11/12/21.................................................       3,000    3,109,222

                                                                              FACE
                                                                             AMOUNT^     VALUE+
                                                                             ------- --------------
                                                                              (000)
                                                                             -------
Volkswagen International Finance NV
         0.875%, 01/16/23............................................... EUR   4,200 $    4,786,769
Volkswagen Leasing GmbH
         2.125%, 04/04/22............................................... EUR   2,496      2,919,575
Walgreen Co.
         3.100%,09/15/22................................................       4,127      4,258,210
Walgreens Boots Alliance, Inc.
         3.300%, 11/18/21...............................................       4,000      4,089,048
Walt Disney Co
(Omega)  5.650%, 08/15/20...............................................       4,210      4,334,922
WEC Energy Group, Inc.
         2.450%, 06/15/20...............................................      14,176     14,208,788
Wells Fargo & Co.
         2.250%, 09/03/20............................................... EUR  10,552     12,019,361
         2.550%, 12/07/20...............................................      11,690     11,775,472
#(r)     3.473%, 03/04/21...............................................      15,234     15,444,534
(r)      2.961%, 07/26/21...............................................       3,400      3,441,480
         1.500%, 09/12/22............................................... EUR   2,700      3,140,197
         2.250%, 05/02/23............................................... EUR   5,700      6,843,547
Western Australian Treasury Corp.
         2.750%, 10/20/22............................................... AUD  27,000     19,526,208
Westpac Banking Corp.
         4.875%, 11/19/19...............................................       1,208      1,209,498
         2.600%, 11/23/20...............................................      29,052     29,286,354
#        2.100%, 05/13/21...............................................       5,632      5,652,361
         2.800%, 01/11/22...............................................      15,512     15,809,434
#        2.500%, 06/28/22...............................................       3,140      3,189,268
Whirlpool Corp.
         3.700%, 03/01/23...............................................       1,525      1,588,522
Williams Partners LP
         3.350%, 08/15/22...............................................       4,600      4,714,552
Xcel Energy, Inc.
         2.400%, 03/15/21...............................................       4,070      4,093,054
Zimmer Biomet Holdings, Inc.
#        2.700%, 04/01/20...............................................       4,632      4,641,306
Zoetis, Inc.
#        3.450%, 11/13/20...............................................      12,400     12,554,610
#        3.250%, 02/01/23...............................................       3,015      3,114,323
                                                                                     --------------
TOTAL BONDS.............................................................              5,003,184,154
                                                                                     --------------
U.S. TREASURY OBLIGATIONS -- (16.3%)
U.S. Treasury Notes
         1.000%, 11/30/19...............................................      60,000     59,959,280
#        1.375%, 12/15/19...............................................      20,000     19,989,337
U.S. Treasury Notes, 3M Treasury money market yield + 0.220%, FRN
(r)      1.856%, 07/31/21...............................................     504,200    504,123,099
U.S. Treasury Notes, 3M USTMMR + 0.115%, FRN
(r)      1.752%,01/31/21................................................      75,000     74,915,421

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                        FACE
                                                                                       AMOUNT^     VALUE+
                                                                                       ------- --------------
                                                                                        (000)
                                                                                       -------
U.S. Treasury Notes, 3M USTMMR + 0.139%, FRN
(r)      1.776%, 04/30/21.........................................................     411,000 $  410,472,145
                                                                                               --------------
TOTAL U.S. TREASURY OBLIGATIONS...................................................              1,069,459,282
                                                                                               --------------
TOTAL INVESTMENT SECURITIES
  (Cost $6,092,317,534).........................................................                6,072,643,436
                                                                                               --------------
COMMERCIAL PAPER -- (6.4%)
(Omega)  Boeing Co. 2.097%, 12/10/19..............................................      11,850     11,827,841
(Omega)  Cigna Corp. 1.884%, 01/23/20.............................................       6,000      5,970,404
(Omega)  DOWDUPONT INC 2.256%, 11/05/19...........................................      30,000     29,991,604
         GENERAL ELECTRIC CO 2.140%, 01/21/20.....................................      15,000     14,927,840
         Intesa Funding LLC 2.296%, 04/20/20......................................       3,000      2,967,578
         INTESA FUNDING LLC 2.407%, 01/02/20......................................      50,000     49,811,612
(Omega)  John Deere Ltd. 1.971%, 11/07/19.........................................      39,000     38,988,322

                                                                                        FACE
                                                                                       AMOUNT^      VALUE+
                                                                                      --------- --------------
                                                                                        (000)
                                                                                      ---------
(Omega)     MONDELEZ INTL INC 2.051%, 11/20/19...................................        45,000 $   44,949,075
(Omega)     NRW Bank 1.898%, 02/27/20............................................        17,000     16,898,906
(r)(Omega)  Oversea-Chinese Banking Corp., Ltd. 2.035%, 05/15/20.................        20,000     20,000,000
(Omega)     PFIZER INC 1.836%, 03/03/20..........................................        25,000     24,847,153
(Omega)     Pfizer, Inc. 1.888%, 03/02/20........................................       137,000    136,169,620
(Omega)     WALT DISNEY CO 1.928%, 02/10/20......................................        20,250     20,148,733
                                                                                                --------------
TOTAL COMMERCIAL PAPER...........................................................                  417,498,688
                                                                                                --------------
                                                                                       SHARES
                                                                                      ---------
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S)        The DFA Short Term Investment Fund ..................................     4,623,943     53,503,643
                                                                                                --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,563,264,350)........................................................                 $6,543,645,767
                                                                                                ==============

As of October 31, 2019, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                                   UNREALIZED
                                                                                                    FOREIGN
                                                                                                    EXCHANGE
                                                                                      SETTLEMENT  APPRECIATION
 CURRENCY PURCHASED       CURRENCY SOLD                   COUNTERPARTY                   DATE    (DEPRECIATION)
--------------------- ---------------------- ---------------------------------------  ---------- --------------
EUR        90,604,866 USD        100,594,958 State Street Bank and Trust               11/01/19   $   456,620
GBP         1,725,888 USD          2,227,300 Citibank, N.A.                            01/10/20        13,563
USD        88,521,578 CAD        116,437,345 State Street Bank and Trust               01/13/20        80,021
USD        66,524,216 SEK        635,092,056 State Street Bank and Trust               01/21/20       448,841
                                                                                                  -----------
TOTAL APPRECIATION                                                                                $   999,045

CAD       116,232,275 USD         88,326,042 State Street Bank and Trust               11/04/19   $   (76,834)
CAD        20,505,058 USD         15,708,019 State Street Bank and Trust               11/04/19      (139,580)
USD        99,779,877 EUR         90,604,866 JP Morgan                                 11/01/19    (1,271,701)
USD       103,268,584 CAD        136,737,333 HSBC Bank                                 11/04/19      (549,063)
USD        47,220,546 AUD         68,814,834 State Street Bank and Trust               11/29/19      (249,766)
USD       144,503,753 EUR        131,812,875 National Australia Bank Ltd.              12/27/19    (3,061,702)
USD       141,922,177 EUR        129,418,299 State Street Bank and Trust               12/30/19    (2,997,166)
USD       141,992,656 EUR        129,032,913 State Street Bank and Trust               01/02/20    (2,529,689)
USD        99,554,139 EUR         89,256,332 State Street Bank and Trust               01/03/20      (424,715)
USD        80,418,142 GBP         63,571,789 Barclays Capital                          01/06/20    (2,113,947)
USD         1,272,824 EUR          1,143,031 JP Morgan                                 01/08/20        (7,986)

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                                     UNREALIZED
                                                                                                  FOREIGN EXCHANGE
                                                                                       SETTLEMENT   APPRECIATION
 CURRENCY PURCHASED        CURRENCY SOLD                   COUNTERPARTY                   DATE     (DEPRECIATION)
---------------------- ---------------------- ---------------------------------------  ---------- ----------------
USD          3,137,710 EUR          2,827,645 HSBC Bank                                 01/08/20   $      (30,774)
USD          6,681,061 EUR          6,057,107 HSBC Bank                                 01/08/20         (106,158)
USD          9,708,284 EUR          8,787,750 Bank of America Corp.                     01/08/20         (138,724)
USD        144,008,776 EUR        130,333,259 JP Morgan                                 01/09/20       (2,043,623)
USD         78,167,312 GBP         63,580,631 JP Morgan                                 01/10/20       (4,384,669)
USD         17,862,499 SEK        174,626,265 HSBC Bank                                 01/14/20         (299,973)
USD        142,507,601 EUR        128,673,408 UBS AG                                    01/14/20       (1,729,299)
USD         99,090,212 EUR         88,584,039 JP Morgan                                 01/16/20         (220,643)
USD        144,884,135 EUR        129,449,820 Barclays Capital                          01/22/20         (294,842)
USD          7,374,410 DKK         49,171,123 JP Morgan                                 01/23/20          (12,377)
USD         64,542,528 SEK        621,614,445 UBS AG                                    01/23/20         (136,482)
USD        146,728,716 EUR        131,072,441 Barclays Capital                          01/23/20         (279,130)
USD         98,188,075 EUR         87,917,106 State Street Bank and Trust               01/24/20         (423,832)
USD        114,949,859 EUR        102,894,217 State Street Bank and Trust               01/28/20         (489,618)
                                                                                                   --------------
TOTAL (DEPRECIATION)                                                                               $  (24,012,293)
                                                                                                   --------------
TOTAL APPRECIATION
(DEPRECIATION)                                                                                     $  (23,013,248)
                                                                                                   ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             ------------------------------------------------
                                                             LEVEL 1      LEVEL 2     LEVEL 3       TOTAL
                                                             -------- --------------  -------- --------------
Bonds.......................................................       -- $5,003,184,154        -- $5,003,184,154
U.S. Treasury Obligations...................................       --  1,069,459,282        --  1,069,459,282
Commercial Paper............................................       --    417,498,688        --    417,498,688
Securities Lending Collateral...............................       --     53,503,643        --     53,503,643
Forward Currency Contracts**................................       --    (23,013,248)       --    (23,013,248)
                                                             -------- --------------  -------- --------------
TOTAL.......................................................       -- $6,520,632,519        -- $6,520,632,519
                                                             ======== ==============  ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                              FACE
                                                                             AMOUNT   VALUE+
                                                                             ------ -----------
                                                                             (000)
                                                                             ------
AGENCY OBLIGATIONS -- (3.6%)
Federal Farm Credit Bank
         2.630%, 08/03/26.................................................    3,173 $ 3,362,449
         5.770%, 01/05/27.................................................    1,058   1,346,176
Federal Home LoanBank
         3.250%, 06/09/28.................................................      570     630,699
         3.250%,11/16/28..................................................   15,100  16,826,428
Federal Home Loan Mortgage Corp.
         6.750%, 03/15/31.................................................    6,000   8,870,005
#        6.250%, 07/15/32.................................................   16,000  23,572,387
Federal National Mortgage Association
         6.250%, 05/15/29.................................................    2,275   3,142,328
         7.250%, 05/15/30.................................................    1,000   1,501,841
         6.625%, 11/15/30.................................................    2,000   2,921,277
Tennessee Valley Authority
         7.125%,05/01/30..................................................    2,000   2,932,325
                                                                                    -----------
TOTAL AGENCY OBLIGATIONS..................................................           65,105,915
                                                                                    -----------
BONDS -- (90.3%)
3M Co.
         2.875%, 10/15/27.................................................   17,127  17,949,733
AbbVie, Inc.
         3.600%, 05/14/25.................................................    6,500   6,808,121
         4.250%, 11/14/28.................................................    4,000   4,347,324
Activision Blizzard, Inc.
         3.400%, 06/15/27.................................................      600     628,242
Affiliated Managers Group, Inc.
         3.500%, 08/01/25.................................................    1,410   1,476,815
Ahold Finance USALLC
         6.875%, 05/01/29.................................................      388     506,098
Airbus SE
(Omega)  3.150%, 04/10/27.................................................    1,000   1,048,456
Alimentation Couche-Tard, Inc.
(Omega)  3.550%, 07/26/27.................................................    1,185   1,228,333
Allergan Funding SCS
         3.800%, 03/15/25.................................................    4,592   4,831,176
Allstate Corp. (The)
         5.350%, 06/01/33.................................................    1,900   2,407,725
Altria Group, Inc.
         4.800%, 02/14/29.................................................    2,000   2,197,968
Ameren Corp.
         3.650%, 02/15/26.................................................    1,890   1,997,779
American Express Credit Corp.
#        3.300%, 05/03/27.................................................    8,500   9,138,224

                                                                              FACE
                                                                             AMOUNT   VALUE+
                                                                             ------ -----------
                                                                             (000)
                                                                             ------
American Honda Finance Corp.
         2.300%, 09/09/26.................................................    1,500 $ 1,505,317
American International Group, Inc.
         3.900%, 04/01/26.................................................    5,000   5,378,783
Ameriprise Financial, Inc.
         2.875%, 09/15/26.................................................    1,000   1,032,047
AmerisourceBergen Corp.
         3.450%, 12/15/27.................................................    8,000   8,346,714
Amgen, Inc.
         2.600%, 08/19/26.................................................    5,776   5,836,417
Amphenol Corp.
         2.800%, 02/15/30.................................................    3,000   2,958,024
Analog Devices, Inc.
#        3.900%, 12/15/25.................................................    4,502   4,858,486
Anheuser-Busch InBev Worldwide, Inc.
         4.000%, 04/13/28.................................................    7,000   7,727,043
#        4.900%, 01/23/31.................................................    8,000   9,555,866
Anthem, Inc.
         3.650%, 12/01/27.................................................      555     587,085
         4.101%, 03/01/28.................................................    5,000   5,436,975
ANZ New Zealand InternationalLtd.
(Omega)  3.450%, 07/17/27.................................................   15,000  15,950,033
Aon Corp.
         3.750%, 05/02/29.................................................      800     861,977
AP Moller - Maersk A.S.
(Omega)  3.875%, 09/28/25.................................................    1,914   1,978,536
Apache Corp.
#        4.375%, 10/15/28.................................................    2,000   1,985,077
Apple, Inc.
         3.350%, 02/09/27.................................................   13,200  14,165,215
         3.200%, 05/11/27.................................................   13,405  14,272,855
         3.000%, 06/20/27.................................................    6,800   7,174,877
         2.900%, 09/12/27.................................................      551     576,676
#        3.000%, 11/13/27.................................................   11,000  11,624,250
Applied Materials, Inc.
         3.300%, 04/01/27.................................................    1,111   1,187,759
Archer-Daniels-Midland Co.
         2.500%, 08/11/26.................................................    5,613   5,694,145
Arrow Electronics, Inc.
         3.875%, 01/12/28.................................................    5,330   5,510,620
AstraZeneca P.L.C.
         3.375%, 11/16/25.................................................    8,300   8,779,204
         4.000%, 01/17/29.................................................    3,000   3,361,622
AT&T, Inc.
         3.600%, 07/15/25.................................................    3,500   3,693,286
         3.800%, 02/15/27.................................................    2,000   2,140,107
Autodesk, Inc.
         4.375%, 06/15/25.................................................    4,017   4,402,972

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CONTINUED

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
                                                                              ------
          3.500%, 06/15/27.................................................    5,375 $ 5,581,521
Avnet, Inc.
#         4.625%, 04/15/26.................................................    5,850   6,243,776
AXIS Specialty Finance P.L.C.
          4.000%, 12/06/27.................................................    4,780   5,005,648
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
          3.337%, 12/15/27.................................................   10,970  11,302,392
Banco Santander SA
#         3.800%,02/23/28..................................................    5,800   6,117,202
Bank of America Corp., 3M USD LIBOR + 1.040%, FRN
(r)       3.419%,12/20/28..................................................    2,918   3,057,225
Barclays P.L.C.
          3.650%, 03/16/25.................................................    6,080   6,290,502
          4.375%, 01/12/26.................................................    2,700   2,901,336
BAT International Finance P.L.C.
#         3.950%, 06/15/25.................................................    1,500   1,568,249
Baxter International, Inc.
          2.600%, 08/15/26.................................................    7,018   7,101,514
Bayer U.S. Finance II LLC
(Omega)   5.500%, 08/15/25.................................................    3,984   4,451,251
#(Omega)  4.375%, 12/15/28.................................................    7,000   7,593,035
Berkshire Hathaway, Inc.
          3.125%, 03/15/26.................................................    2,552   2,713,938
Best Buy Co., Inc.
          4.450%, 10/01/28.................................................    5,000   5,462,187
Biogen, Inc.
          4.050%, 09/15/25.................................................    3,000   3,287,757
Black Hills Corp.
          4.350%, 05/01/33.................................................    3,000   3,370,521
BlackRock, Inc.
#         3.200%, 03/15/27.................................................   17,645  18,762,308
BMW US Capital LLC
(Omega)   2.800%, 04/11/26.................................................    5,500   5,572,495
(Omega)   3.300%, 04/06/27.................................................    4,000   4,176,784
BNP Paribas SA
(Omega)   3.500%, 11/16/27.................................................    8,631   9,027,264
Boeing Co. (The)
          6.125%, 02/15/33.................................................    3,335   4,404,212
BP Capital Markets America, Inc.
          3.017%, 01/16/27.................................................    7,600   7,908,510
Bunge, Ltd. Finance Corp.
          3.750%, 09/25/27.................................................    6,075   6,278,444
Burlington Northern Santa Fe LLC
          7.000%, 12/15/25.................................................      472     598,780
CA, Inc.
          4.700%, 03/15/27.................................................    7,900   8,379,412

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
                                                                              ------
Campbell Soup Co.
         3.300%, 03/19/25..................................................    3,329 $ 3,413,898
         4.150%, 03/15/28..................................................    5,571   6,008,730
Canadian Natural Resources, Ltd.
#        7.200%, 01/15/32..................................................    2,950   3,968,842
         6.450%, 06/30/33..................................................    5,800   7,424,296
Canadian Pacific Railway Co.
         3.700%, 02/01/26..................................................    2,115   2,270,768
Capital One Financial Corp.
         3.750%, 03/09/27..................................................    2,000   2,124,354
Cardinal Health, Inc.
#        3.410%, 06/15/27..................................................   10,000  10,171,013
CBS Corp.
#        4.000%, 01/15/26..................................................    1,000   1,071,918
         2.900%, 01/15/27..................................................    6,600   6,591,035
Celgene Corp.
         3.625%, 05/15/24..................................................    1,763   1,865,259
CenterPoint Energy Resources Corp.
         4.000%, 04/01/28..................................................    3,000   3,260,644
Cigna Corp.
(Omega)  3.250%, 04/15/25..................................................    5,750   5,928,802
(Omega)  3.400%, 03/01/27..................................................    3,500   3,610,936
Cincinnati Financial Corp.
         6.920%, 05/15/28..................................................      900   1,182,275
Citigroup, Inc.
         3.750%, 06/16/24..................................................       10      10,623
Clorox Co. (The)
         3.900%, 05/15/28..................................................    1,000   1,103,321
CMS Energy Corp.
         3.600%, 11/15/25..................................................    2,800   2,943,349
CNA Financial Corp.
         4.500%, 03/01/26..................................................    6,830   7,563,678
Coca-Cola Co. (The)
#        2.900%, 05/25/27..................................................    8,000   8,438,840
Comcast Corp.
         3.150%, 03/01/26..................................................    4,000   4,222,501
         4.250%, 01/15/33..................................................    4,000   4,623,300
         7.050%, 03/15/33..................................................    5,337   7,665,196
Commonwealth Bank of Australia
(Omega)  2.850%, 05/18/26..................................................   13,373  13,698,299
ConocoPhillips
         5.900%, 10/15/32..................................................    8,000  10,563,474
ConocoPhillips Co.
#        4.950%, 03/15/26..................................................    5,000   5,760,468
Credit Agricole SA
         3.875%, 04/15/24..................................................       78      83,295
CRH America Finance, Inc.
(Omega)  3.950%, 04/04/28..................................................    2,280   2,459,721
CVS Health Corp.
         3.250%, 08/15/29..................................................    7,000   7,052,116

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CONTINUED

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
                                                                              ------
Daimler Finance North America LLC
          8.500%, 01/18/31.................................................    9,188 $13,867,476
Danske Bank A.S.
(Omega)   4.375%, 06/12/28.................................................    6,000   6,474,027
Deere & Co.
          5.375%, 10/16/29.................................................      650     815,963
Discovery Communications LLC
          3.450%, 03/15/25.................................................    4,263   4,419,045
          4.900%, 03/11/26.................................................    4,000   4,467,393
Dollar Tree, Inc.
          4.200%, 05/15/28.................................................   10,000  10,860,922
Dominion Energy, Inc.
          3.900%, 10/01/25.................................................    4,000   4,308,318
Dover Corp.
#         3.150%, 11/15/25.................................................    2,100   2,142,533
DTE Energy Co.
          2.850%, 10/01/26.................................................      945     959,517
          6.375%, 04/15/33.................................................   10,407  13,921,503
DXC Technology Co.
#         4.750%, 04/15/27.................................................    8,000   8,454,878
E*TRADE Financial Corp.
          4.500%, 06/20/28.................................................    2,500   2,725,399
Eastman Chemical Co.
          3.800%, 03/15/25.................................................    3,023   3,164,934
Eaton Corp.
          4.000%, 11/02/32.................................................   10,000  11,502,807
eBay, Inc.
#         3.600%, 06/05/27.................................................    2,000   2,089,426
Ecolab, Inc.
          2.700%, 11/01/26.................................................    2,000   2,063,456
Electricite de France SA
#(Omega)  3.625%, 10/13/25.................................................    5,797   6,196,027
          3.625%, 10/13/25.................................................    2,000   2,137,667
Electronic Arts, Inc.
          4.800%, 03/01/26.................................................    2,200   2,510,945
Enbridge, Inc.
#         3.700%, 07/15/27.................................................    3,000   3,187,921
Enel Finance International NV
(Omega)   3.500%, 04/06/28.................................................    8,000   8,240,230
(Omega)   4.875%, 06/14/29.................................................    4,000   4,578,137
Energy Transfer Operating L.P.
          4.750%, 01/15/26.................................................    4,000   4,333,172
          4.200%, 04/15/27.................................................    2,000   2,085,631
Enterprise Products Operating LLC
          3.700%, 02/15/26.................................................    6,000   6,378,156
          6.875%, 03/01/33.................................................      525     718,079
EQT Corp.
#         3.900%, 10/01/27.................................................    1,610   1,420,497
Exelon Corp.
          3.950%, 06/15/25.................................................      795     861,246

                                                                              FACE
                                                                             AMOUNT   VALUE+
                                                                             ------ -----------
                                                                             (000)
                                                                             ------
         3.400%, 04/15/26.................................................    5,400 $ 5,680,545
Exxon Mobil Corp.
         3.043%, 03/01/26.................................................   20,686  21,851,939
Fairfax Financial Holdings Ltd.
         4.850%, 04/17/28.................................................      400     435,642
FedEx Corp.
#        3.400%, 02/15/28.................................................    3,000   3,093,140
         4.900%, 01/15/34.................................................    7,988   9,209,967
Fidelity National Information Services, Inc.
         5.000%, 10/15/25.................................................      278     317,835
Fifth Third Bancorp
         3.950%, 03/14/28.................................................    2,943   3,223,044
FirstEnergy Corp.
         7.375%, 11/15/31.................................................    2,000   2,845,211
Fluor Corp.
#        4.250%, 09/15/28.................................................    5,000   4,953,466
FMR LLC
(Omega)  4.950%, 02/01/33.................................................    5,000   6,215,686
Fortune Brands Home & Security, Inc.
#        3.250%, 09/15/29.................................................    2,700   2,738,592
GATX Corp.
         3.250%, 03/30/25.................................................    2,820   2,888,477
         3.250%, 09/15/26.................................................    2,200   2,245,226
General Dynamics Corp.
         2.125%, 08/15/26.................................................    6,500   6,506,503
General Electric Co.
         6.750%, 03/15/32.................................................    9,273  11,811,857
General Mills, Inc.
#        4.200%, 04/17/28.................................................    3,000   3,359,782
General Motors Financial Co., Inc.
         5.250%, 03/01/26.................................................    7,000   7,594,163
         4.350%, 01/17/27.................................................    3,000   3,093,983
Georgia Power Co.
         3.250%, 04/01/26.................................................    3,000   3,128,764
Georgia-Pacific LLC
         7.750%, 11/15/29.................................................    4,960   7,124,147
Gilead Sciences, Inc.
#        3.650%, 03/01/26.................................................    2,000   2,148,733
GlaxoSmithKline Capital, Inc.
         3.875%, 05/15/28.................................................    2,800   3,129,836
         5.375%, 04/15/34.................................................    8,000  10,469,373
Global Payments, Inc.
         4.800%, 04/01/26.................................................    5,970   6,707,237
         4.450%, 06/01/28.................................................    1,071   1,194,618
Goldman Sachs Group, Inc. (The)
         3.750%, 02/25/26.................................................    1,100   1,170,228
#        6.125%, 02/15/33.................................................   10,000  13,423,394
Halliburton Co.
         3.800%, 11/15/25.................................................    4,124   4,345,105

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CONTINUED

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
                                                                              ------
Harley-Davidson, Inc.
#   3.500%, 07/28/25.......................................................   5,980  $ 6,238,861
Hasbro, Inc.
    3.500%, 09/15/27.......................................................   2,820    2,884,428
Hewlett Packard Enterprise Co.
    4.900%, 10/15/25.......................................................   8,542    9,551,548
Honeywell International, Inc.
    2.500%, 11/01/26.......................................................   1,000    1,023,102
HSBC Holdings P.L.C.
    4.300%, 03/08/26.......................................................   4,000    4,361,203
Husky Energy, Inc.
    4.400%, 04/15/29.......................................................   3,000    3,178,342
ING Groep NV
    3.950%, 03/29/27.......................................................   6,550    7,039,117
Inter-American Development Bank
    6.750%, 07/15/27.......................................................   1,058    1,396,581
International Business Machines Corp.
#   3.300%, 01/27/27.......................................................   3,191    3,384,907
    5.875%, 11/29/32.......................................................      66       87,274
International Paper Co.
    3.800%, 01/15/26.......................................................     578      617,296
Janus Capital Group, Inc.
    4.875%, 08/01/25.......................................................   2,000    2,181,284
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
#   4.850%, 01/15/27.......................................................   3,000    3,231,128
Johnson & Johnson
    2.450%, 03/01/26.......................................................   8,500    8,705,867
#   2.900%, 01/15/28.......................................................   8,000    8,423,495
    6.950%, 09/01/29.......................................................   1,000    1,399,753
    4.950%, 05/15/33.......................................................   2,500    3,177,627
Juniper Networks, Inc.
#   3.750%, 08/15/29.......................................................   7,000    7,112,907
Kellogg Co.
    3.250%, 04/01/26.......................................................   6,741    7,030,985
#   4.300%, 05/15/28.......................................................   3,000    3,344,403
    7.450%, 04/01/31.......................................................   1,100    1,531,593
Keurig Dr Pepper, Inc.
    3.400%, 11/15/25.......................................................   1,660    1,737,939
Koninklijke KPN NV
    8.375%, 10/01/30.......................................................   2,000    2,706,444
Kraft Heinz Foods Co.
    3.950%, 07/15/25.......................................................   8,000    8,428,502
#   4.625%, 01/30/29.......................................................   4,000    4,367,257
Kroger Co. (The)
#   7.500%, 04/01/31.......................................................   7,725   10,744,574
Laboratory Corp. of America Holdings
#   3.600%, 09/01/27.......................................................   3,100    3,294,031
Lam Research Corp.
    4.000%, 03/15/29.......................................................   2,000    2,213,356

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
                                                                              ------
Las Vegas Sands Corp.
#         3.900%, 08/08/29.................................................    1,000 $ 1,029,597
Lazard Group LLC
#         4.500%, 09/19/28.................................................    2,000   2,195,661
Lear Corp.
          3.800%, 09/15/27.................................................    1,000   1,012,779
          4.250%, 05/15/29.................................................    1,000   1,031,151
Legg Mason, Inc.
          4.750%, 03/15/26.................................................    3,205   3,521,450
Leggett & Platt, Inc.
          4.400%, 03/15/29.................................................   11,000  11,972,232
Liberty Mutual Group, Inc.
#(Omega)  4.569%, 02/01/29.................................................    5,000   5,650,203
Lincoln National Corp.
          3.350%, 03/09/25.................................................    5,425   5,687,213
          3.050%, 01/15/30.................................................    2,000   2,020,314
Lloyds Banking Group P.L.C.
          3.750%, 01/11/27.................................................    5,000   5,288,567
          4.375%, 03/22/28.................................................    4,000   4,413,447
Loews Corp.
          3.750%, 04/01/26.................................................    5,500   5,934,012
LYB International Finance II BV
          3.500%, 03/02/27.................................................    2,000   2,083,908
Macquarie Bank, Ltd.
(Omega)   3.900%, 01/15/26.................................................    5,000   5,349,823
Marathon Petroleum Corp.
#         5.125%, 12/15/26.................................................      350     399,991
Markel Corp.
          3.350%, 09/17/29.................................................    8,500   8,682,913
Marriott International, Inc.
#         4.000%, 04/15/28.................................................    2,000   2,158,680
Mars, Inc.
(Omega)   3.600%, 04/01/34.................................................    5,744   6,427,456
Marsh & McLennan Cos. Inc.
#         4.375%, 03/15/29.................................................    2,000   2,280,092
Marsh & McLennan Cos., Inc.
          5.875%, 08/01/33.................................................    2,500   3,230,315
Maxim Integrated Products, Inc.
          3.450%, 06/15/27.................................................    2,950   3,035,152
McDonald's Corp.
          3.700%, 01/30/26.................................................    2,129   2,299,923
McKesson Corp.
          3.796%, 03/15/24.................................................      201     210,970
#         3.950%, 02/16/28.................................................    1,000   1,061,502
          4.750%, 05/30/29.................................................    3,100   3,478,153
Merck Sharp & Dohme Corp.
#         6.400%, 03/01/28.................................................    6,591   8,457,516
MetLife, Inc.
          6.500%, 12/15/32.................................................      300     419,996
Microsoft Corp.
          3.300%, 02/06/27.................................................   29,100  31,499,752

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CONTINUED

                                                                              FACE
                                                                             AMOUNT   VALUE+
                                                                             ------ -----------
                                                                             (000)
                                                                             ------
Mitsubishi UFJ Financial Group, Inc.
         3.850%, 03/01/26.................................................    7,000 $ 7,534,001
         3.677%, 02/22/27.................................................    2,000   2,140,846
Mizuho Financial Group, Inc.
         2.839%, 09/13/26.................................................   10,000  10,142,350
Molson Coors Brewing Co.
         3.000%, 07/15/26.................................................    2,000   2,023,886
Morgan Stanley
         3.875%, 01/27/26.................................................    3,000   3,238,192
         3.625%, 01/20/27.................................................    6,400   6,826,631
         7.250%, 04/01/32.................................................    4,000   5,709,525
Mosaic Co. (The)
#        4.050%, 11/15/27.................................................    4,000   4,228,789
Motorola Solutions, Inc.
         4.600%, 05/23/29.................................................   10,000  10,999,274
MPLX L.P.
         4.125%, 03/01/27.................................................    7,000   7,351,233
Mylan NV
         3.950%, 06/15/26.................................................    5,000   5,191,004
National Australia Bank, Ltd.
(Omega)  3.500%, 01/10/27.................................................   14,790  15,901,083
Nationwide Building Society
(Omega)  3.900%, 07/21/25.................................................    7,000   7,637,240
NextEra Energy Capital Holdings, Inc.
         3.550%, 05/01/27.................................................    2,000   2,130,651
Noble Energy, Inc.
#        3.850%, 01/15/28.................................................    2,000   2,077,550
Nordstrom, Inc.
#        4.000%, 03/15/27.................................................    4,412   4,591,022
         6.950%, 03/15/28.................................................      282     339,909
Norfolk Southern Corp.
         5.640%, 05/17/29.................................................    2,048   2,504,047
Novartis Capital Corp.
#        3.100%, 05/17/27.................................................   21,278  22,691,931
Nucor Corp.
         3.950%, 05/01/28.................................................    6,000   6,563,739
Occidental Petroleum Corp.
         3.400%, 04/15/26.................................................    5,280   5,374,315
Omnicom Group, Inc. / Omnicom Capital, Inc.
         3.650%, 11/01/24.................................................      705     744,956
ONEOK, Inc.
         4.000%, 07/13/27.................................................    3,915   4,130,256
Oracle Corp.
         2.650%, 07/15/26.................................................    3,000   3,078,631
#        3.250%, 11/15/27.................................................   22,400  23,866,471
         3.250%, 05/15/30.................................................    7,966   8,501,423
O'Reilly Automotive, Inc.
         3.600%, 09/01/27.................................................    3,900   4,169,116
Parker-Hannifin Corp.
         3.250%, 06/14/29.................................................    2,850   2,990,075

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ -----------
                                                                              (000)
                                                                              ------
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(Omega)  3.400%, 11/15/26..................................................    4,000 $ 4,090,125
PerkinElmer, Inc.
         3.300%, 09/15/29..................................................    1,700   1,705,431
Pfizer, Inc.
         2.750%, 06/03/26..................................................    3,520   3,653,205
         3.000%, 12/15/26..................................................   11,817  12,537,783
Philip Morris International, Inc.
         3.375%, 08/15/29..................................................    3,000   3,153,497
Phillips 66 Partners L.P.
         3.550%, 10/01/26..................................................    4,550   4,753,247
PPG Industries, Inc.
#        3.750%, 03/15/28..................................................    2,000   2,182,177
         2.800%, 08/15/29..................................................      500     502,412
Principal Financial Group, Inc.
         3.100%, 11/15/26..................................................      300     311,255
Procter & Gamble Co. (The)
#        2.850%, 08/11/27..................................................    9,000   9,587,803
Progressive Corp. (The)
         6.250%, 12/01/32..................................................      900   1,254,399
Province of British Columbia
         Canada............................................................
#        6.500%, 01/15/26..................................................    1,363   1,709,778
Prudential Financial, Inc.
         3.878%, 03/27/28..................................................    4,900   5,417,244
         5.750%, 07/15/33..................................................    2,625   3,399,059
Quest Diagnostics, Inc.
         3.500%, 03/30/25..................................................      582     613,161
Reinsurance Group of
         America, Inc......................................................
         3.950%, 09/15/26..................................................    7,358   7,778,417
Rio Tinto Finance USA, Ltd.
         7.125%, 07/15/28..................................................    2,120   2,876,148
Roche Holdings, Inc.
(Omega)  2.625%, 05/15/26..................................................    3,132   3,225,565
(Omega)  2.375%, 01/28/27..................................................    7,900   8,007,210
Rolls-Royce P.L.C.
(Omega)  3.625%, 10/14/25..................................................    4,000   4,174,533
Royal Bank of Scotland Group P.L.C.
         4.800%, 04/05/26..................................................    1,000   1,109,359
Royal Caribbean Cruises, Ltd.
         7.500%, 10/15/27..................................................    5,401   6,910,463
         3.700%, 03/15/28..................................................    2,474   2,562,259
salesforce.com, Inc.
#        3.700%, 04/11/28..................................................    2,000   2,208,640
Santander Holdings USA, Inc.
         4.500%, 07/17/25..................................................    9,000   9,697,097
         4.400%, 07/13/27..................................................    2,000   2,148,899
Sempra Energy
#        3.750%, 11/15/25..................................................    1,000   1,054,018
Shell International Finance BV
#        2.875%, 05/10/26..................................................   12,051  12,563,229

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

                                                                                  FACE
                                                                                 AMOUNT   VALUE+
                                                                                 ------ -----------
                                                                                 (000)
                                                                                 ------
          2.500%, 09/12/26....................................................   10,200 $10,443,798
Sherwin-Williams Co. (The)
#         3.450%, 08/01/25....................................................    5,503   5,817,747
#         3.950%, 01/15/26....................................................    2,200   2,345,325
          2.950%, 08/15/29....................................................    1,230   1,241,021
Siemens Financieringsmaatschappij NV
(Omega)   6.125%, 08/17/26....................................................    2,080   2,548,305
Solvay Finance America LLC
(Omega)   4.450%, 12/03/25....................................................    3,000   3,261,444
Southern Power Co.
          4.150%, 12/01/25....................................................    2,000   2,188,055
Southwest Airlines Co.
          3.000%, 11/15/26....................................................    2,000   2,050,821
Spirit AeroSystems, Inc.
          4.600%, 06/15/28....................................................      500     539,533
Standard Chartered P.L.C.
#(Omega)  4.050%, 04/12/26....................................................    1,962   2,084,692
Statoil ASA
#(Omega)  6.500%, 12/01/28....................................................    5,000   6,603,205
Steelcase Inc.
#         5.125%, 01/18/29....................................................      400     452,983
Stryker Corp.
#         3.375%, 11/01/25....................................................    6,000   6,391,298
Sumitomo Mitsui Financial Group, Inc.
          3.784%, 03/09/26....................................................    4,000   4,291,634
          3.544%, 01/17/28....................................................    6,000   6,409,186
          3.040%, 07/16/29....................................................    3,000   3,074,469
Sysco Corp.
#         3.750%, 10/01/25....................................................      700     756,766
          3.300%, 07/15/26....................................................   12,345  13,033,254
Tapestry, Inc.
          4.250%, 04/01/25....................................................    8,534   8,971,943
Target Corp.
          2.500%, 04/15/26....................................................    4,230   4,351,764
TD Ameritrade Holding Corp.
#         2.750%,10/01/29.....................................................    3,000   3,012,753
Telefonica Europe BV
          8.250%, 09/15/30....................................................    9,275  13,380,802
Thomson Reuters Corp.
          3.850%, 09/29/24....................................................      112     118,779
TJX Cos., Inc. (The)
          2.250%, 09/15/26....................................................    1,975   1,981,843
Toyota Motor Credit Corp.
#         3.200%, 01/11/27....................................................   20,213  21,663,611
          3.050%, 01/11/28....................................................   14,430  15,362,413
TransCanada PipeLines, Ltd.
          4.875%, 01/15/26....................................................      450     503,638
Travelers Property Casualty Corp.
          6.375%, 03/15/33....................................................    2,133   2,995,249

                                                                               FACE
                                                                              AMOUNT     VALUE+
                                                                              ------ --------------
                                                                              (000)
                                                                              ------
UBS Group Funding Switzerland AG
#(Omega)  4.125%, 09/24/25.................................................    9,500 $   10,353,767
Union Pacific Corp.
          3.950%, 09/10/28.................................................    4,930      5,486,056
United Technologies Corp.
          7.500%, 09/15/29.................................................    5,114      7,229,125
UnitedHealth Group, Inc.
          3.750%, 07/15/25.................................................    2,133      2,313,433
          3.875%, 12/15/28.................................................    3,000      3,328,961
Unum Group
          3.875%, 11/05/25.................................................    9,000      9,544,738
          4.000%, 06/15/29.................................................    3,000      3,152,375
Valero Energy Corp.
          7.500%, 04/15/32.................................................    4,000      5,480,227
Verizon Communications, Inc.
          4.125%, 03/16/27.................................................    3,700      4,122,953
#         4.016%, 12/03/29.................................................    4,307      4,814,451
          4.500%, 08/10/33.................................................    4,500      5,270,753
Vodafone Group P.L.C.
#         7.875%, 02/15/30.................................................    8,125     11,304,604
Walgreens Boots Alliance, Inc.
          3.450%, 06/01/26.................................................    9,000      9,315,749
Wells Fargo & Co.
          3.000%, 04/22/26.................................................    5,700      5,849,779
#         4.150%, 01/24/29.................................................    8,000      8,886,326
Westpac Banking Corp.
          2.700%, 08/19/26.................................................   10,595     10,907,730
#         3.350%, 03/08/27.................................................    7,000      7,486,742
WestRock MWV LLC
          8.200%, 01/15/30.................................................    5,885      8,148,489
          7.950%, 02/15/31.................................................    3,112      4,297,545
Whirlpool Corp.
          3.700%, 05/01/25.................................................    2,468      2,604,926
#         4.750%, 02/26/29.................................................    2,000      2,251,525
Williams Cos. Inc
          8.750%, 03/15/32.................................................    5,000      7,147,386
Williams Cos., Inc. (The)
          4.000%, 09/15/25.................................................    3,000      3,184,532
          3.750%, 06/15/27.................................................    2,771      2,885,082
WRKCo, Inc.
          4.200%, 06/01/32.................................................    2,000      2,219,736
Zoetis, Inc.
          3.000%, 09/12/27.................................................    1,500      1,544,996
                                                                                     --------------
TOTAL BONDS................................................................           1,626,276,422
                                                                                     --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,600,959,115)..................................................             1,691,382,337
                                                                                     --------------

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED


                                                                         SHARES       VALUE+
                                                                        --------- --------------
SECURITIES LENDING COLLATERAL -- (6.1%)
@(S)  The DFA Short Term Investment Fund............................... 9,541,625 $  110,406,139
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,711,354,584)..............................................             $1,801,788,476
                                                                                  ==============


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -----------------------------------------------
                                                             LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                             -------- -------------- -------- --------------
Agency Obligations..........................................       -- $   65,105,915       -- $   65,105,915
Bonds.......................................................       --  1,626,276,422       --  1,626,276,422
Securities Lending Collateral...............................       --    110,406,139       --    110,406,139
                                                             -------- -------------- -------- --------------
TOTAL.......................................................       -- $1,801,788,476       -- $1,801,788,476
                                                             ======== ============== ======== ==============

                See accompanying Notes to Financial Statements.

                         DFA TARGETED CREDIT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
BONDS -- (95.2%)
AUSTRALIA -- (2.7%)
Australia & New Zealand
Banking Group, Ltd.
            2.550%, 11/23/21.................................................        886  $   898,066
(r)(Omega)  3.018%, 11/23/21.................................................      1,750    1,770,231
            0.625%, 02/21/23................................................. EUR  2,000    2,281,020
BHP Billiton Finance USA, Ltd.
            2.875%, 02/24/22.................................................        704      720,019
BHP Billiton Finance, Ltd.
            0.750%, 10/28/22................................................. EUR  2,554    2,915,682
Commonwealth Bank of Australia
#(r)        2.942%, 09/06/21.................................................        594      600,772
(Omega)     2.750%, 03/10/22.................................................        991    1,008,725
FMG Resources August 2006 Pty, Ltd.
            4.750%, 05/15/22.................................................      1,300    1,339,000
National Australia Bank, Ltd.
            2.800%, 01/10/22.................................................      1,000    1,019,013
            2.500%, 05/22/22.................................................      4,500    4,564,296
Westpac Banking Corp.
(r)         2.280%, 01/25/21.................................................      1,000    1,001,575
            2.500%, 06/28/22.................................................      1,000    1,015,690
            0.750%, 10/17/23................................................. EUR  1,374    1,576,598
                                                                                          -----------
TOTAL AUSTRALIA..............................................................              20,710,687
                                                                                          -----------
BELGIUM -- (0.6%)
Anheuser-Busch InBev SA
            0.875%, 03/17/22................................................. EUR  3,272    3,728,902
            0.800%, 04/20/23................................................. EUR  1,000    1,147,523
                                                                                          -----------
TOTAL BELGIUM................................................................               4,876,425
                                                                                          -----------
CANADA -- (5.2%)
Alimentation Couche-Tard, Inc.
(Omega)     2.700%, 07/26/22.................................................      2,000    2,023,572
Bank of Montreal
            1.900%, 08/27/21.................................................        500      500,430
Bank of Nova Scotia (The)
(r)         2.406%, 04/20/21.................................................      1,622    1,627,226
            2.700%, 03/07/22.................................................      2,000    2,036,121
            0.375%, 04/06/22................................................. EUR  1,000    1,126,326
Canadian Imperial Bank of Commerce
(r)         2.581%, 02/02/21.................................................      1,000    1,001,870
#           2.550%, 06/16/22.................................................      1,485    1,511,895
            2.300%, 07/11/22................................................. CAD  3,000    2,288,254

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
CANADA -- (Continued)
Canadian National Railway Co.
            2.850%, 12/15/21.................................................        565  $   572,841
Canadian Natural Resources Ltd.
            2.890%, 08/14/20................................................. CAD  2,000    1,527,037
Canadian Natural Resources, Ltd.
#           3.450%, 11/15/21.................................................      2,800    2,873,040
            2.950%, 01/15/23.................................................      1,000    1,020,415
Cenovus Energy, Inc.
            3.000%, 08/15/22.................................................      1,122    1,132,517
Enbridge, Inc.
            2.900%, 07/15/22.................................................      2,167    2,214,024
            3.190%, 12/05/22................................................. CAD  1,000      776,312
Husky Energy, Inc.
            7.250%, 12/15/19.................................................        925      929,222
Kinross Gold Corp.
            5.125%, 09/01/21.................................................      2,250    2,333,250
National Bank of Canada
(r)(Omega)  2.559%, 03/21/21.................................................      2,000    2,001,595
Newfield Exploration Co.
            5.750%, 01/30/22.................................................      2,420    2,584,278
Rogers Communications, Inc.
            4.000%, 06/06/22................................................. CAD  2,500    1,978,608
Toronto-Dominion Bank (The)
#           2.125%, 04/07/21.................................................      1,000    1,003,770
(r)         3.043%, 04/07/21.................................................      2,500    2,528,525
            3.250%, 06/11/21.................................................      1,000    1,022,349
            1.800%, 07/13/21.................................................      1,000      999,536
TransCanada PipeLines, Ltd.
            2.500%, 08/01/22.................................................        600      608,054
Videotron, Ltd.
            5.000%, 07/15/22.................................................      1,980    2,083,950
                                                                                          -----------
TOTAL CANADA.................................................................              40,305,017
                                                                                          -----------
DENMARK -- (0.7%)
AP Moller Maersk A.S.
            1.750%, 03/18/21................................................. EUR  2,200    2,512,891
Danske Bank A.S.
(Omega)     2.750%, 09/17/20.................................................      1,500    1,509,049
(Omega)     2.800%, 03/10/21.................................................        700      705,574
            0.875%, 05/22/23................................................. EUR  1,000    1,133,678
                                                                                          -----------
TOTAL DENMARK................................................................               5,861,192
                                                                                          -----------
FINLAND -- (0.8%)
Nokia Oyj
            3.375%, 06/12/22.................................................      2,228    2,253,065
Nordea Bank AB
            1.000%, 02/22/23................................................. EUR  1,803    2,079,605

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
FINLAND -- (Continued)
Nordea Bank Abp
          0.875%, 06/26/23................................................. EUR  2,000  $ 2,289,644
                                                                                        -----------
TOTAL FINLAND..............................................................               6,622,314
                                                                                        -----------
FRANCE -- (2.8%)
Air Liquide Finance SA
          0.500%, 06/13/22................................................. EUR  1,700    1,927,191
Airbus Finance BV
(Omega)   2.700%, 04/17/23.................................................        500      511,320
BNP Paribas SA
          5.000%, 01/15/21.................................................        531      550,920
          0.500%, 06/01/22................................................. EUR  2,800    3,176,277
BPCE SA
          2.650%, 02/03/21.................................................        700      704,962
          2.750%, 12/02/21.................................................      1,000    1,014,064
          1.125%, 12/14/22................................................. EUR  1,200    1,388,013
Credit Agricole SA
          0.750%, 12/01/22................................................. EUR  2,300    2,633,680
Danone SA
(Omega)   2.077%, 11/02/21.................................................      2,770    2,770,582
Electricite de France SA
          2.750%, 03/10/23................................................. EUR    500      609,009
Orange SA
          4.125%, 09/14/21.................................................        900      936,670
Pernod Ricard SA
(Omega)   5.750%, 04/07/21.................................................      2,000    2,105,218
Societe Generale SA
#(Omega)  2.625%, 09/16/20.................................................        500      502,685
(Omega)   2.500%, 04/08/21.................................................      1,000    1,005,130
          4.250%, 07/13/22................................................. EUR  1,500    1,868,480
                                                                                        -----------
TOTAL FRANCE...............................................................              21,704,201
                                                                                        -----------
GERMANY -- (6.2%)
Bayer Capital Corp BV
          0.625%, 12/15/22................................................. EUR  2,500    2,831,874
Bayer Capital Corp. BV
          1.250%, 11/13/23................................................. EUR  1,260    1,467,983
BMW Finance NV
          0.125%, 01/12/21................................................. EUR     90      100,692
          1.250%, 09/05/22................................................. EUR    600      692,601
          0.500%, 11/22/22................................................. EUR  1,400    1,583,757
          0.375%, 07/10/23................................................. EUR  2,000    2,254,645
BMW US Capital LLC
          0.625%, 04/20/22................................................. EUR    750      849,909
Daimler Canada Finance, Inc.
          2.230%, 12/16/21................................................. CAD  2,000    1,514,054
Daimler Finance North America LLC Floating Rate Note
(r)       2.957%, 11/05/21.................................................      1,000    1,001,613
Daimler Finance North America LLC
(Omega)   2.850%, 01/06/22.................................................      2,500    2,532,089

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
GERMANY -- (Continued)
Deutsche Bank AG
          2.950%, 08/20/20.................................................      1,000  $ 1,001,994
          3.125%, 01/13/21.................................................        500      502,395
          1.500%, 01/20/22................................................. EUR  1,700    1,916,502
Deutsche Telekom International Finance BV
#(Omega)  1.950%, 09/19/21.................................................      1,500    1,496,071
          4.250%, 07/13/22................................................. EUR    800      997,328
E.ON International Finance BV
          5.750%, 05/07/20................................................. EUR  2,000    2,298,071
EMD Finance LLC
(Omega)   2.950%, 03/19/22.................................................      3,288    3,339,525
Merck Financial Services GmbH
          4.500%, 03/24/20................................................. EUR  2,800    3,180,174
NRW Bank
(r)       2.227%, 02/08/21.................................................      5,000    4,996,850
Siemens Financieringsmaatschappij NV
(Omega)   1.700%, 09/15/21.................................................      1,000      997,750
          2.900%, 05/27/22.................................................      1,500    1,536,946
          0.375%, 09/06/23................................................. EUR  1,966    2,236,274
T-Mobile USA, Inc.
#         4.000%, 04/15/22.................................................      1,239    1,278,908
Volkswagen Financial Services NV
          1.750%, 04/17/20................................................. GBP    500      648,617
Volkswagen International Finance NV
          0.875%, 01/16/23................................................. EUR  1,000    1,139,707
Volkswagen Leasing GmbH
          2.125%, 04/04/22................................................. EUR    900    1,052,732
          2.375%, 09/06/22................................................. EUR  1,800    2,131,991
ZF North America Capital, Inc.
(Omega)   4.500%, 04/29/22.................................................      2,299    2,357,424
                                                                                        -----------
TOTAL GERMANY..............................................................              47,938,476
                                                                                        -----------
IRELAND -- (0.6%)
Ireland Government Bond
          0.000%, 10/18/22................................................. EUR  3,900    4,412,487
                                                                                        -----------
ITALY -- (1.2%)
Enel Finance International NV
          5.000%, 09/14/22................................................. EUR    622      793,741
Intesa Sanpaolo SpA
          0.875%, 06/27/22................................................. EUR    500      568,622
(Omega)   3.125%, 07/14/22.................................................      2,000    2,018,363
          1.000%, 07/04/24................................................. EUR  2,000    2,276,585
Italy Buoni Poliennali Del Tesoro
          1.200%, 04/01/22................................................. EUR  2,820    3,241,223

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
ITALY -- (Continued)
            0.950%, 03/01/23............................................ EUR    400  $   458,686
                                                                                     -----------
TOTAL ITALY.............................................................               9,357,220
                                                                                     -----------
JAPAN -- (4.1%)
American Honda Finance Corp.
            0.550%, 03/17/23............................................ EUR  1,500    1,703,257
Daiwa Securities Group, Inc.
(Omega)     3.129%,04/19/22.............................................      1,500    1,529,185
Honda Canada Finance, Inc.
            2.268%, 07/15/22............................................ CAD  5,500    4,180,810
Mitsubishi UFJ Financial Group, Inc.
            2.950%, 03/01/21............................................      1,000    1,011,734
            0.980%, 10/09/23............................................ EUR  1,500    1,723,305
Mizuho Financial Group, Inc.
#(Omega)    2.632%,04/12/21.............................................        800      805,848
            2.953%, 02/28/22............................................      3,500    3,559,991
MUFG Bank, Ltd.
            0.875%, 03/11/22............................................ EUR  2,068    2,354,372
Nissan Motor Acceptance Corp. Floating Rate Note
(r)         2.494%,09/28/20.............................................      1,500    1,500,588
(Omega)     2.550%,03/08/21.............................................      1,100    1,103,127
(r)(Omega)  2.789%,09/21/21.............................................        500      500,468
(Omega)     2.650%,07/13/22.............................................      1,000    1,005,552
#(Omega)    2.600%,09/28/22.............................................      1,000    1,004,726
Shire Acquisitions Investments Ireland DAC
            2.400%, 09/23/21............................................      3,684    3,705,236
Sumitomo Mitsui Banking Corp.
            1.000%, 01/19/22............................................ EUR  1,000    1,139,847
Sumitomo Mitsui Financial Group, Inc.
            2.058%, 07/14/21............................................      1,000    1,000,412
(r)         3.106%,10/19/21.............................................        765      774,550
            2.784%, 07/12/22............................................        400      406,716
            0.819%, 07/23/23............................................ EUR    450      513,626
Takeda Pharmaceutical Co. Ltd.
            1.125%, 11/21/22............................................ EUR  1,300    1,496,478
Toyota Motor Credit Corp.
            2.600%, 01/11/22............................................        776      789,347
                                                                                     -----------
TOTAL JAPAN.............................................................              31,809,175
                                                                                     -----------
LUXEMBOURG -- (0.3%)
ArcelorMittal
            0.950%, 01/17/23............................................ EUR  2,000    2,244,866
                                                                                     -----------

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
NETHERLANDS -- (1.7%)
ABN AMRO Bank NV
           0.500%, 07/17/23............................................. EUR    500  $   567,008
Cooperatieve Rabobank UA
           2.375%, 05/22/23............................................. EUR  3,700    4,481,043
           0.750%, 08/29/23............................................. EUR    300      343,396
Heineken NV
(Omega)    3.400%, 04/01/22.............................................      1,011    1,043,068
ING Bank NV
#(Omega)   2.750%,03/22/21..............................................      1,500    1,516,820
           4.500%, 02/21/22............................................. EUR  1,000    1,234,179
ING Groep NV
           0.750%, 03/09/22............................................. EUR  1,600    1,814,941
Koninklijke Philips NV
           0.500%, 09/06/23............................................. EUR  1,000    1,136,981
Shell International Finance BV
#          1.875%,05/10/21..............................................        816      816,799
                                                                                     -----------
TOTAL NETHERLANDS.......................................................              12,954,235
                                                                                     -----------
NORWAY -- (0.3%)
DNB Bank ASA
           4.375%, 02/24/21............................................. EUR    429      507,347
           0.600%, 09/25/23............................................. EUR  1,500    1,714,489
                                                                                     -----------
TOTAL NORWAY............................................................               2,221,836
                                                                                     -----------
SPAIN -- (2.1%)
Banco Santander SA
           3.848%, 04/12/23.............................................      3,000    3,135,775
Iberdrola International BV
           1.750%, 09/17/23............................................. EUR    500      595,115
Santander Holdings USA, Inc.
           2.650%, 04/17/20.............................................        800      802,142
           3.700%, 03/28/22.............................................      1,000    1,027,611
           3.400%, 01/18/23.............................................      1,000    1,028,272
Santander UK Group Holdings P.L.C.
           2.875%, 08/05/21.............................................      1,000    1,008,636
Spain Government Bond
           0.450%, 10/31/22............................................. EUR  3,000    3,428,971
Telefonica Emisiones SA
           5.462%, 02/16/21.............................................      1,185    1,236,305
           3.961%, 03/26/21............................................. EUR    800      943,485
           3.987%, 01/23/23............................................. EUR    300      377,036
           1.069%, 02/05/24............................................. EUR  2,000    2,317,682
Telefonica Emisiones SAU
           5.134%, 04/27/20.............................................        200      202,934
           2.242%, 05/27/22............................................. EUR    400      472,016
                                                                                     -----------
TOTAL SPAIN.............................................................              16,575,980
                                                                                     -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (0.2%)
EUROFIMA
(r)        2.248%,11/15/21..............................................      2,000    1,999,480
                                                                                     -----------

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
SWEDEN -- (0.8%)
Svenska Handelsbanken AB
         0.500%, 03/21/23................................................. EUR    900  $ 1,021,898
Swedbank AB
         0.250%, 11/07/22................................................. EUR  3,000    3,366,737
Telefonaktiebolaget LM Ericsson
         4.125%, 05/15/22.................................................      2,000    2,072,700
                                                                                       -----------
TOTAL SWEDEN..............................................................               6,461,335
                                                                                       -----------
SWITZERLAND -- (1.4%)
ABB Finance BV Floating Rate Note
(r) 0.000%,10/12/20....................................................... EUR  3,000    3,354,117
ABB Finance BV
         0.625%, 05/03/23................................................. EUR  2,500    2,849,050
Credit Suisse AG
         3.000%, 10/29/21.................................................      1,457    1,485,394
Credit Suisse Group Funding Guernsey, Ltd.
         1.250%, 04/14/22................................................. EUR  2,100    2,412,838
UBS AG
         0.625%, 01/23/23................................................. EUR  1,000    1,138,962
                                                                                       -----------
TOTAL SWITZERLAND.........................................................              11,240,361
                                                                                       -----------
UNITED KINGDOM -- (8.6%)
AstraZeneca P.L.C.
         2.375%, 11/16/20.................................................      2,250    2,260,198
#        2.375%,06/12/22..................................................      1,500    1,514,167
BAE Systems Holdings, Inc.
(Omega)  2.850%,12/15/20..................................................      1,650    1,662,449
Barclays P.L.C.
         2.750%, 11/08/19.................................................      1,000    1,000,057
         1.500%, 04/01/22................................................. EUR  1,100    1,270,235
         3.125%, 01/17/24................................................. GBP  2,000    2,717,766
BAT International Finance P.L.C.
         3.625%, 11/09/21................................................. EUR    700      837,077
         1.000%, 05/23/22................................................. EUR  1,333    1,516,354
(Omega)  3.250%,06/07/22..................................................      1,000    1,021,643
         2.375%, 01/19/23................................................. EUR    500      595,425
BP Capital Markets P.L.C.
         4.154%, 06/01/20................................................. EUR  1,000    1,143,604
         3.561%, 11/01/21.................................................      1,300    1,343,675
         1.373%, 03/03/22................................................. EUR  2,146    2,474,422
British Telecommunications P.L.C.
         0.500%, 06/23/22................................................. EUR  3,100    3,497,777
         0.875%, 09/26/23................................................. EUR  1,500    1,715,884
CNH Industrial Capital LLC
         3.875%, 10/15/21.................................................      1,000    1,027,500
         4.375%, 04/05/22.................................................        250      261,388

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED KINGDOM -- (Continued)
Coca-Cola European Partners P.L.C.
         0.750%, 02/24/22................................................. EUR  1,846  $ 2,096,709
         2.625%, 11/06/23................................................. EUR  1,200    1,471,377
Coca-Cola European Partners US LLC
         4.500%, 09/01/21.................................................        270      278,441
GlaxoSmithKline Capital P.L.C
         0.625%, 12/02/19................................................. EUR  3,500    3,906,359
HSBC Bank Canada
         2.449%, 01/29/21................................................. CAD  2,000    1,525,245
HSBC Holdings P.L.C.
         3.400%, 03/08/21.................................................      2,000    2,034,766
         4.000%, 03/30/22.................................................        700      732,869
HSBC Holdings PLC
(r)      3.792%, 05/25/21                                                       1,900    1,934,996
Lloyds Banking Group P.L.C.
         3.100%, 07/06/21.................................................      1,000    1,016,596
         3.000%, 01/11/22.................................................        600      609,885
Mead Johnson Nutrition Co.
         3.000%, 11/15/20.................................................        919      928,736
National Grid North America, Inc.
         0.750%, 08/08/23................................................. EUR  4,100    4,672,689
Nationwide Building Society
         0.625%, 04/19/23................................................. EUR  3,600    4,100,961
Natwest Markets P.L.C.
         1.125%, 06/14/23................................................. EUR  1,500    1,720,873
NatWest Markets P.L.C.
         1.000%, 05/28/24................................................. EUR  2,500    2,856,587
PPL WEM, Ltd. / Western Power Distribution, Ltd.
(Omega)  5.375%,05/01/21..................................................        500      516,862
Praxair, Inc.
         1.200%, 02/12/24................................................. EUR  3,000    3,517,945
Rolls-Royce P.L.C.
         0.875%, 05/09/24................................................. EUR    500      568,377
TechnipFMC P.L.C.
         3.450%, 10/01/22.................................................      1,000    1,018,775
Unilever NV
         0.000%, 04/29/20................................................. EUR  1,000    1,116,382
         0.500%, 02/03/22................................................. EUR  1,125    1,276,246
Vodafone Group P.L.C.
         1.250%, 08/25/21................................................. EUR  1,000    1,142,660
         1.750%, 08/25/23................................................. EUR  1,750    2,077,437
                                                                                       -----------
TOTAL UNITED KINGDOM......................................................              66,981,394
                                                                                       -----------
UNITED STATES -- (54.9%)
Abbott Ireland Financing DAC
         0.875%, 09/27/23................................................. EUR  4,500    5,172,377
AbbVie, Inc.
         2.900%, 11/06/22.................................................      2,500    2,548,563

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
Activision Blizzard, Inc.
    2.600%, 06/15/22.................................................        600  $  607,526
Aflac, Inc.
    3.625%, 06/15/23.................................................        500     528,502
Aircastle, Ltd.
    4.125%, 05/01/24.................................................      2,046   2,142,640
Albemarle Corp.
    1.875%, 12/08/21................................................. EUR  3,785   4,382,245
Allergan Finance LLC
    3.250%, 10/01/22.................................................      1,000   1,023,198
Allergan Funding SCS
    3.450%, 03/15/22.................................................      3,000   3,074,910
    1.500%, 11/15/23................................................. EUR  1,100   1,292,507
Ally Financial, Inc.
    7.500%, 09/15/20.................................................        500     521,250
    4.125%, 02/13/22.................................................      1,525   1,576,469
Altria Group, Inc.
    2.850%, 08/09/22.................................................      2,516   2,553,002
    1.000%, 02/15/23................................................. EUR  2,000   2,258,928
Ameren Corp.
    2.700%, 11/15/20.................................................      1,525   1,535,110
American Express Co.
    2.500%, 08/01/22.................................................      3,000   3,041,750
American Express Credit Corp.
    0.625%, 11/22/21................................................. EUR  1,445   1,635,041
American International Group, Inc.
    4.875%, 06/01/22.................................................      1,750   1,876,544
    1.500%, 06/08/23................................................. EUR  1,400   1,627,610
AmerisourceBergen Corp.
#   3.500%, 11/15/21.................................................      3,053   3,118,885
Amgen, Inc.
#   4.100%, 06/15/21.................................................      1,000   1,032,240
    1.250%, 02/25/22................................................. EUR  4,160   4,764,741
Anixter, Inc.
    5.125%, 10/01/21.................................................      1,175   1,213,188
    5.500%, 03/01/23.................................................        220     225,632
Anthem, Inc.
    4.350%, 08/15/20.................................................        200     203,643
    3.125%, 05/15/22.................................................      3,000   3,079,786
Aon P.L.C.
    2.800%, 03/15/21.................................................      1,500   1,512,005
Apache Corp.
    3.250%, 04/15/22.................................................        951     967,913
Arconic, Inc.
    5.870%, 02/23/22.................................................      1,200   1,283,172
Arrow Electronics, Inc.
    3.500%, 04/01/22.................................................        700     713,712
Ashland LLC
    4.750%, 08/15/22.................................................      1,920   2,011,200
AT&T, Inc.
    4.600%, 02/15/21.................................................        600     616,389
    3.875%, 08/15/21.................................................        300     309,720

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
UNITED STATES -- (Continued)
         1.450%, 06/01/22............................................. EUR    400  $  460,891
         1.050%, 09/05/23............................................. EUR    500     575,768
         1.950%, 09/15/23............................................. EUR  1,500   1,782,544
AutoZone, Inc.
         2.500%, 04/15/21.............................................      1,695   1,705,781
Avnet, Inc.
         4.875%, 12/01/22.............................................      3,000   3,194,127
Baker Hughes a GE Co. LLC
         3.200%, 08/15/21.............................................        309     316,116
Ball Corp.
         4.375%, 12/15/20.............................................        500     509,063
         5.000%, 03/15/22.............................................        750     793,125
Bank of America Corp.
#        5.700%, 01/24/22.............................................      1,000   1,083,324
         3.228%, 06/22/22............................................. CAD  2,000   1,557,695
         1.625%, 09/14/22............................................. EUR  1,050   1,225,484
         0.750%, 07/26/23............................................. EUR  1,500   1,715,566
Bank of New York Mellon Corp. (The)
         3.500%, 04/28/23.............................................      1,550   1,628,275
Baxter International, Inc.
         1.700%, 08/15/21.............................................      2,500   2,484,148
         0.400%, 05/15/24............................................. EUR  2,000   2,238,919
BB&T Corp.
         2.750%, 04/01/22.............................................      2,000   2,033,261
Becton Dickinson and Co.
         3.125%, 11/08/21.............................................      2,700   2,755,279
Bemis Co., Inc.
(Omega)  4.500%, 10/15/21.............................................        500     517,731
Best Buy Co., Inc.
         5.500%, 03/15/21.............................................      2,000   2,072,733
Biogen, Inc.
         3.625%, 09/15/22.............................................      3,500   3,657,854
Booking Holdings, Inc.
         0.800%, 03/10/22............................................. EUR  2,900   3,299,380
         2.150%, 11/25/22............................................. EUR  2,160   2,559,039
Boston Scientific Corp.
         3.375%, 05/15/22.............................................      2,500   2,583,002
CA, Inc.
         5.375%, 12/01/19.............................................        700     701,646
Campbell Soup Co.
         2.500%, 08/02/22.............................................        886     892,483
Capital One Financial Corp.
         4.750%, 07/15/21.............................................      1,900   1,984,764
#        3.200%, 01/30/23.............................................      2,000   2,054,804
Carpenter Technology Corp.
         5.200%, 07/15/21.............................................      1,420   1,455,303
Caterpillar Financial Services Corp.
(r)      2.382%, 09/07/21.............................................      1,815   1,815,526
CBS Corp.
         3.375%, 03/01/22.............................................      1,000   1,024,775
Celgene Corp.
         3.550%, 08/15/22.............................................      3,307   3,446,673

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
UNITED STATES -- (Continued)
CF Industries, Inc.
         3.450%, 06/01/23..................................        240  $  243,600
Charles Schwab Corp. (The)
         4.450%, 07/22/20..................................        200     203,643
Chevron Corp.
(r)      2.688%, 11/15/21..................................      3,750   3,780,070
Choice Hotels International, Inc.
         5.750%, 07/01/22..................................      1,430   1,551,550
Church & Dwight Co., Inc.
         2.875%, 10/01/22..................................      2,000   2,040,376
Cigna Corp.
(Omega)  3.300%, 02/25/21..................................      2,000   2,030,157
(Omega)  3.900%, 02/15/22..................................        500     518,595
(Omega)  4.000%, 02/15/22..................................      2,400   2,483,137
CIT Group, Inc.
         5.000%, 08/01/23..................................        335     360,963
Citigroup, Inc.
         2.700%, 03/30/21..................................      1,100   1,110,672
         1.375%, 10/27/21.................................. EUR    400     459,372
         3.390%, 11/18/21.................................. CAD  2,000   1,555,782
Citizens Bank NA
         2.550%, 05/13/21..................................      1,600   1,612,608
         2.650%, 05/26/22..................................      1,000   1,015,847
CMS Energy Corp.
         5.050%, 03/15/22..................................        500     530,294
CNA Financial Corp.
         5.750%, 08/15/21..................................        720     765,772
Coca-Cola Co. (The)
         0.500%, 03/08/24.................................. EUR  1,650   1,887,399
Comcast Corp.
(r)      2.539%, 10/01/21..................................      1,275   1,281,796
Consolidated Edison, Inc.
         2.000%, 05/15/21..................................      1,860   1,861,356
Constellation Brands, Inc.
#        2.700%, 05/09/22..................................      2,475   2,506,095
         3.200%, 02/15/23..................................      1,000   1,031,571
Continental Resources, Inc.
#        4.500%, 04/15/23..................................      1,050   1,093,302
         3.800%, 06/01/24..................................      1,500   1,534,278
Cox Communications, Inc.
(Omega)  3.250%, 12/15/22..................................      2,192   2,262,530
CVS Health Corp.
         2.800%, 07/20/20..................................        500     502,372
         2.125%, 06/01/21..................................        500     500,989
         2.750%, 12/01/22..................................      1,000   1,017,232
DCP Midstream Operating L.P.
#        4.950%, 04/01/22..................................      1,200   1,239,120
Dell, Inc.
         4.625%, 04/01/21..................................        500     515,000
DH Europe Finance Sarl
         1.700%, 01/04/22.................................. EUR  4,600   5,331,746

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- ----------
                                                                (000)
UNITED STATES -- (Continued)
Discovery Communications LLC
        4.375%, 06/15/21..................................      2,176  $2,248,097
Dollar Tree, Inc.
        3.700%, 05/15/23..................................      4,000   4,178,591
Dow Chemical Co. (The)
        3.000%, 11/15/22..................................      1,000   1,023,857
Duke Energy Corp.
        2.400%, 08/15/22..................................      1,775   1,792,517
E*TRADE Financial Corp.
        2.950%, 08/24/22..................................      3,500   3,565,881
Eastman Chemical Co.
        4.500%, 01/15/21..................................         34      34,671
        1.500%, 05/26/23.................................. EUR  1,000   1,168,165
Eaton Corp.
        2.750%, 11/02/22..................................      1,500   1,532,896
eBay, Inc.
#       2.875%, 08/01/21..................................      1,500   1,521,865
        2.600%, 07/15/22..................................        500     505,215
        2.750%, 01/30/23..................................        416     422,296
Ecolab, Inc.
        4.350%, 12/08/21..................................      1,224   1,286,408
Edgewell Personal Care Co.
        4.700%, 05/19/21..................................        900     921,375
        4.700%, 05/24/22..................................        850     877,625
Edison International
#       2.400%, 09/15/22..................................      2,454   2,398,128
Electronic Arts, Inc.
        3.700%, 03/01/21..................................      1,962   2,002,000
EMC Corp.
        2.650%, 06/01/20..................................      1,000   1,000,000
        3.375%, 06/01/23..................................        131     131,655
Emerson Electric Co.
        0.375%, 05/22/24.................................. EUR  1,020   1,148,879
Energy Transfer Partners L.P.
        3.600%, 02/01/23..................................      2,500   2,570,970
Enterprise Products Operating LLC
        5.250%, 01/31/20..................................        400     403,065
#       2.850%, 04/15/21..................................      1,500   1,518,659
Equifax, Inc.
        3.300%, 12/15/22..................................      2,652   2,733,723
Evergy, Inc.
        4.850%, 06/01/21..................................        915     948,064
Eversource Energy
        2.500%, 03/15/21..................................        206     207,248
Exelon Corp.
        5.150%, 12/01/20..................................        300     307,629
Exelon Generation Co. LLC
        2.950%, 01/15/20..................................        150     150,090
        4.000%, 10/01/20..................................      1,000   1,013,179
        3.400%, 03/15/22..................................      1,000   1,027,374
        4.250%, 06/15/22..................................        500     524,011

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
UNITED STATES -- (Continued)
FedEx Corp.
         1.000%, 01/11/23.................................. EUR  1,000  $1,143,499
Fidelity National Information Services, Inc.
         2.250%, 08/15/21..................................      2,000   2,006,887
Fifth Third Bancorp
         3.500%, 03/15/22..................................      1,825   1,884,554
Fluor Corp.
         1.750%, 03/21/23.................................. EUR  3,500   3,706,038
Ford Credit Canada Co.
         2.766%, 06/22/22.................................. CAD  2,500   1,867,949
Ford Motor Credit Co. LLC
         3.200%, 01/15/21..................................        800     803,141
#        3.336%, 03/18/21..................................      1,500   1,508,646
Fortune Brands Home & Security, Inc.
         3.000%, 06/15/20..................................        500     502,449
Gap, Inc. (The)
         5.950%, 04/12/21..................................      1,296   1,350,974
GATX Corp.
         4.750%, 06/15/22..................................      3,000   3,186,108
General Electric Co.
         0.375%, 05/17/22.................................. EUR  3,000   3,337,931
#        2.700%, 10/09/22..................................      1,500   1,510,266
General Mills, Inc.
(r)      2.541%, 04/16/21..................................      1,000   1,002,710
         3.150%, 12/15/21..................................        985   1,006,931
General Motors Financial Co., Inc.
         3.200%, 07/06/21..................................      2,800   2,833,920
#        3.450%, 01/14/22..................................        800     815,661
Gilead Sciences, Inc.
         4.400%, 12/01/21..................................      2,005   2,093,637
Global Payments, Inc.
         3.800%, 04/01/21..................................        234     238,954
Goldman Sachs Group Inc
         2.000%, 07/27/23.................................. EUR  1,000   1,191,292
Goldman Sachs Group, Inc. (The)
         5.375%, 03/15/20..................................        500     506,204
         3.550%, 02/12/21.................................. CAD  1,000     771,908
         5.250%, 07/27/21..................................        750     790,656
         5.750%, 01/24/22..................................        957   1,031,333
         3.250%, 02/01/23.................................. EUR    291     357,537
Graphic Packaging International LLC
#        4.750%, 04/15/21..................................      1,320   1,358,363
         4.875%, 11/15/22..................................        700     735,000
Harley-Davidson Financial Services, Inc.
(Omega)  2.550%, 06/09/22..................................      3,500   3,501,286
Hasbro, Inc.
         3.150%, 05/15/21..................................      1,384   1,401,287

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
UNITED STATES -- (Continued)
Hewlett Packard Enterprise Co.
         3.600%, 10/15/20..................................        236  $  239,166
Honeywell International Inc
         0.650%, 02/21/20.................................. EUR  2,200   2,459,244
Huntington Bancshares, Inc.
         3.150%, 03/14/21..................................      1,500   1,520,976
         2.300%, 01/14/22..................................        400     402,275
Huntington National Bank (The)
         2.400%, 04/01/20..................................        500     500,796
Illinois Tool Works, Inc.
         1.250%, 05/22/23.................................. EUR  1,000   1,164,326
International Business Machines Corp.
         0.375%, 01/31/23.................................. EUR  2,625   2,967,232
         1.250%, 05/26/23.................................. EUR  1,500   1,749,065
Johnson Controls International P.L.C.
         1.000%, 09/15/23.................................. EUR  3,401   3,899,008
JPMorgan Chase & Co.
         2.550%, 10/29/20..................................        400     402,406
         2.750%, 08/24/22.................................. EUR  2,868   3,449,840
         0.625%, 01/25/24.................................. EUR  1,333   1,519,841
Kellogg Co.
         4.000%, 12/15/20..................................        130     132,652
         0.800%, 11/17/22.................................. EUR  2,840   3,240,429
Keurig Dr Pepper, Inc.
         2.700%, 11/15/22..................................      1,000   1,010,592
Kroger Co. (The)
#        3.300%, 01/15/21..................................      1,167   1,184,687
         3.400%, 04/15/22..................................        975   1,009,611
#        2.800%, 08/01/22..................................      1,500   1,528,914
L Brands, Inc.
         5.625%, 02/15/22..................................        974   1,025,135
L3Harris Technologies, Inc.
         2.700%, 04/27/20..................................        382     382,633
(Omega)  4.950%, 02/15/21..................................        164     168,604
Laboratory Corp. of America Holdings
         3.200%, 02/01/22..................................        900     921,255
Leidos Holdings, Inc.
         4.450%, 12/01/20..................................      1,100   1,116,500
Lennar Corp.
         6.625%, 05/01/20..................................        600     611,250
         8.375%, 01/15/21..................................        500     532,500
         4.125%, 01/15/22..................................      1,400   1,438,500
Liberty Mutual Group, Inc.
(Omega)  5.000%, 06/01/21..................................      2,400   2,489,084
(Omega)  4.950%, 05/01/22..................................        615     653,690
Lincoln National Corp.
         6.250%, 02/15/20..................................        300     303,408
         4.850%, 06/24/21..................................        824     859,379

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
UNITED STATES -- (Continued)
LyondellBasell Industries NV
         6.000%, 11/15/21..................................      1,677  $1,790,324
Macy's Retail Holdings, Inc.
         3.450%, 01/15/21..................................      1,500   1,511,568
#        3.875%, 01/15/22..................................        500     512,407
#        2.875%, 02/15/23..................................        363     360,574
Manufacturers & Traders Trust Co.
         2.500%, 05/18/22..................................      2,300   2,328,647
Marathon Petroleum Corp.
         3.400%, 12/15/20..................................      2,100   2,129,469
Marriott International, Inc.
         2.875%, 03/01/21..................................        800     808,910
Marsh & McLennan Cos., Inc.
         2.750%, 01/30/22..................................      2,260   2,295,835
Mattel, Inc.
#        2.350%, 08/15/21..................................      1,900   1,862,000
McDonald's Corp.
         1.000%, 11/15/23.................................. EUR  2,000   2,319,855
Medtronic Global Holdings SCA
         0.000%, 03/07/21.................................. EUR  2,500   2,794,829
         0.000%, 12/02/22.................................. EUR  3,258   3,639,882
Meritage Homes Corp.
         7.150%, 04/15/20..................................      1,300   1,324,375
MGM Resorts International
         7.750%, 03/15/22..................................      2,000   2,240,000
Molson Coors Brewing Co.
         2.100%, 07/15/21..................................      2,000   2,001,508
Morgan Stanley
         2.500%, 04/21/21..................................        750     755,586
         5.500%, 07/28/21..................................        200     211,676
         3.125%, 08/05/21.................................. CAD  1,600   1,233,947
         2.625%, 11/17/21..................................      1,500   1,516,905
         1.875%, 03/30/23.................................. EUR    500     591,068
Mosaic Co. (The)
         3.750%, 11/15/21..................................      2,000   2,056,625
Murphy Oil Corp.
         4.000%, 06/01/22..................................      1,021   1,028,658
Mylan NV
         3.750%, 12/15/20..................................        885     896,891
Mylan, Inc.
(Omega)  3.125%, 01/15/23..................................      1,000   1,012,686
National Oilwell Varco, Inc.
         2.600%, 12/01/22..................................      1,500   1,512,040
NetApp, Inc.
         3.375%, 06/15/21..................................      2,000   2,037,454
         3.250%, 12/15/22..................................        935     953,381
Newmont Goldcorp Corp
#        3.500%, 03/15/22..................................      1,000   1,030,318
Newmont Goldcorp Corp.
         3.625%, 06/09/21..................................      1,700   1,739,182

                                                                 FACE
                                                                AMOUNT^   VALUE+
                                                                ------- ----------
                                                                 (000)
UNITED STATES -- (Continued)
NextEra Energy Capital Holdings, Inc.
         4.500%, 06/01/21..................................      1,000  $1,032,823
Nordstrom, Inc.
         4.750%, 05/01/20..................................      1,000   1,011,653
         4.000%, 10/15/21..................................      1,000   1,024,608
Northrop Grumman Corp.
         2.550%, 10/15/22..................................      3,000   3,048,541
NuStar Logistics L.P.
         6.750%, 02/01/21..................................      1,083   1,122,183
NVIDIA Corp.
         2.200%, 09/16/21..................................      1,493   1,499,433
Occidental Petroleum Corp.
         3.125%, 02/15/22..................................        206     209,436
Omnicom Group, Inc. / Omnicom Capital, Inc.
         3.625%, 05/01/22..................................      2,675   2,773,557
ONEOK, Inc.
         4.250%, 02/01/22..................................      1,066   1,107,991
Oracle Corp.
         2.250%, 01/10/21.................................. EUR    600     689,097
         2.500%, 05/15/22..................................      3,750   3,806,350
#        2.500%, 10/15/22..................................      1,451   1,477,648
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(Omega)  3.375%, 02/01/22..................................      2,104   2,151,169
(Omega)  4.250%, 01/17/23..................................      1,709   1,808,974
Perrigo Finance Un, Ltd. Co.
         3.500%, 03/15/21..................................      1,180   1,186,178
Philip Morris International, Inc.
         1.750%, 03/19/20.................................. EUR    500     561,573
         2.500%, 08/22/22..................................      1,095   1,107,926
Plains All American Pipeline L.P. / PAA Finance Corp.
         2.850%, 01/31/23..................................      1,500   1,506,736
PNC Bank NA
         2.550%, 12/09/21..................................      3,500   3,543,549
PolyOne Corp.
         5.250%, 03/15/23..................................      1,400   1,510,250
PPG Industries, Inc.
         0.875%, 03/13/22.................................. EUR    500     568,694
Progress Energy, Inc.
         4.400%, 01/15/21..................................      1,100   1,124,917
Regions Financial Corp.
#        3.200%, 02/08/21..................................      1,300   1,317,715
Republic Services, Inc.
         3.550%, 06/01/22..................................      1,000   1,039,256
Rockies Express Pipeline LLC
(Omega)  5.625%, 04/15/20..................................      1,100   1,118,477
Rockwell Collins, Inc.
         2.800%, 03/15/22..................................      2,000   2,037,704
Roper Technologies, Inc.
         3.000%, 12/15/20..................................      1,200   1,212,618

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
Ryder System, Inc.
          3.450%, 11/15/21.................................................        900  $  923,535
          3.400%, 03/01/23.................................................      2,000   2,067,188
SCANA Corp.
          6.250%, 04/01/20.................................................        242     245,180
#         4.750%, 05/15/21.................................................        440     451,382
Sealed Air Corp.
#(Omega)  6.500%, 12/01/20.................................................      1,449   1,496,092
(Omega)   4.875%, 12/01/22.................................................        800     847,000
Sempra Energy
          2.875%, 10/01/22.................................................        600     612,116
Sherwin-Williams Co. (The)
          2.750%, 06/01/22.................................................        900     916,301
Southern Co. (The)
          2.750%, 06/15/20.................................................        250     250,982
Southern Power Co.
          2.500%, 12/15/21.................................................        898     905,474
          1.000%, 06/20/22................................................. EUR  1,950   2,227,278
Stryker Corp.
          2.625%, 03/15/21.................................................      2,086   2,105,725
          1.125%, 11/30/23................................................. EUR  1,833   2,133,069
Sunoco Logistics Partners Operations L.P.
          3.450%, 01/15/23.................................................        500     510,827
SunTrust Bank
          2.450%, 08/01/22.................................................      2,750   2,781,378
Symantec Corp.
          4.200%, 09/15/20.................................................      1,000   1,012,782
#         3.950%, 06/15/22.................................................      1,200   1,233,395
Sysco Corp.
          2.600%, 06/12/22.................................................      1,577   1,601,913
          1.250%, 06/23/23................................................. EUR    375     433,820
Textron, Inc.
          6.625%, 04/07/20................................................. GBP    540     713,381
Thermo Fisher Scientific, Inc.
          2.150%, 07/21/22................................................. EUR    500     587,489
Time Warner Cable LLC
          5.000%, 02/01/20.................................................      1,100   1,107,347
          4.125%, 02/15/21.................................................        100     101,902
Toll Brothers Finance Corp.
          5.875%, 02/15/22.................................................      1,100   1,170,125
Travelers Cos., Inc. (The)
          3.900%, 11/01/20.................................................        250     255,111
TRI Pointe Group, Inc.
          4.875%, 07/01/21.................................................      1,100   1,130,250
Tupperware Brands Corp.
          4.750%, 06/01/21.................................................      1,700   1,705,002
Tyson Foods, Inc.
          4.500%, 06/15/22.................................................      1,000   1,058,997
United Continental Holdings, Inc.
          6.000%, 12/01/20.................................................      1,000   1,037,500
#         4.250%, 10/01/22.................................................      1,000   1,032,720

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
UNITED STATES -- (Continued)
United Parcel Service, Inc.
         0.375%, 11/15/23................................................. EUR  3,632  $  4,104,538
United Technologies Corp.
         1.250%, 05/22/23................................................. EUR    607       703,308
UnitedHealth Group, Inc.
#        2.875%, 12/15/21.................................................        500       510,419
         2.375%, 10/15/22.................................................      1,000     1,013,189
Verizon Communications, Inc.
         3.450%, 03/15/21.................................................        215       219,802
         2.375%, 02/17/22................................................. EUR  2,500     2,944,860
VF Corp.
         3.500%, 09/01/21.................................................      1,040     1,065,515
VMware, Inc.
#        2.950%, 08/21/22.................................................      1,000     1,016,333
Walgreens Boots Alliance, Inc.
         3.300%, 11/18/21.................................................      1,000     1,022,262
Waste Management, Inc.
         4.600%, 03/01/21.................................................      1,288     1,326,396
Wells Fargo & Co.
         2.500%, 03/04/21.................................................      2,000     2,013,692
         2.094%, 04/25/22................................................. CAD  3,000     2,267,003
         1.500%, 09/12/22................................................. EUR    750       872,277
Western Gas Partners L.P.
         5.375%, 06/01/21.................................................        175       180,662
         4.000%, 07/01/22.................................................        800       812,581
Western Union Co. (The)
         5.253%, 04/01/20.................................................      1,000     1,010,487
Whirlpool Corp.
         4.850%, 06/15/21.................................................        436       454,949
Williams Cos., Inc. (The)
         7.875%, 09/01/21.................................................      1,200     1,318,124
         4.000%, 11/15/21.................................................      1,848     1,904,308
WR Berkley Corp.
         4.625%, 03/15/22.................................................        975     1,032,925
WR Grace & Co-Conn
(Omega)  5.125%, 10/01/21.................................................      1,600     1,660,000
Wyndham Destinations, Inc.
#        4.250%, 03/01/22.................................................      2,400     2,448,000
Xilinx, Inc.
         3.000%, 03/15/21.................................................        989     1,001,355
Zimmer Biomet Holdings, Inc.
         3.150%, 04/01/22.................................................      1,345     1,372,962
Zoetis, Inc.
         3.250%, 02/01/23.................................................      1,000     1,032,943
                                                                                       ------------
TOTAL UNITED STATES.......................................................              426,954,760
                                                                                       ------------
TOTAL BONDS...............................................................              741,231,441
                                                                                       ------------
U.S. TREASURY OBLIGATIONS -- (1.4%)
U.S. Treasury Notes
(r)      1.776%, 04/30/21.....................................................  2,500     2,496,789

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

                                                                              FACE
                                                                             AMOUNT^    VALUE+
                                                                             ------- ------------
                                                                              (000)
(r)      1.857%, 07/31/21.................................................    8,147  $  8,145,858
                                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS...........................................             10,642,647
                                                                                     ------------
TOTAL INVESTMENT SECURITIES (Cost $749,846,211)                                       751,874,088
                                                                                     ------------
COMMERCIAL PAPER -- (0.7%)
(Omega)  Campbell Soup Co.
         2.191%, 01/22/20.................................................    3,000     2,984,845
(Omega)  Cigna Corp. 1.884%,
         01/23/20.........................................................      500       497,534
(Omega)  Oversea-Chinese Banking Corp., Ltd.
         1.904%, 01/24/20.................................................    2,000     1,990,532
                                                                                     ------------
TOTAL COMMERCIAL PAPER....................................................              5,472,911
                                                                                     ------------

                                                                                                         SHARES      VALUE+
                                                                                                        --------- ------------
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S)  The DFA Short Term Investment Fund.............................................................   1,807,600 $ 20,915,743
                                                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $776,233,835)............................................................................             $778,262,742
                                                                                                                  ============

As of October 31, 2019, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                                         UNREALIZED
                                                                                                          FOREIGN
                                                                                                          EXCHANGE
                                                                                            SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD                       COUNTERPARTY                          DATE    (DEPRECIATION)
------------------  --------------- ------------------------------------------------------  ---------- --------------
EUR    66,426,985   USD  73,757,867 State Street Bank and Trust                              11/01/19   $   328,128
USD     2,294,943   CAD   2,996,095 State Street Bank and Trust                              01/06/20        19,256
USD     2,785,411   EUR   2,482,304 Citibank, N.A.                                           01/09/20         3,723
USD    84,597,293   EUR  75,422,218 State Street Bank and Trust                              01/13/20        57,721
                                                                                                        -----------
TOTAL APPRECIATION                                                                                      $   408,828

EUR    75,391,126   USD  84,141,020 State Street Bank and Trust                              11/04/19   $   (57,321)
USD     4,961,096   EUR   4,528,565 State Street Bank and Trust                              11/01/19       (89,611)
USD    68,165,715   EUR  61,898,420 National Australia Bank Ltd.                             11/01/19      (869,573)
USD     3,426,059   EUR   3,125,388 State Street Bank and Trust                              11/04/19       (59,685)
USD     4,019,941   EUR   3,657,578 National Australia Bank Ltd.                             11/04/19       (59,355)
USD    75,225,774   EUR  68,608,160 State Street Bank and Trust                              11/04/19    (1,292,885)
USD       632,816   GBP     498,460 State Street Bank and Trust                              11/06/19       (12,904)
USD       708,254   GBP     573,659 National Australia Bank Ltd.                             11/06/19       (34,881)
USD     2,636,995   GBP   2,133,791 State Street Bank and Trust                              11/06/19      (127,182)
USD    73,775,334   EUR  66,202,223 State Street Bank and Trust                              12/27/19      (338,528)
USD    20,805,419   CAD  27,475,512 Citibank, N.A.                                           01/06/20       (63,630)
USD     1,138,315   EUR   1,025,739 State Street Bank and Trust                              01/09/20       (11,135)
USD     2,080,436   EUR   1,868,227 Citibank, N.A.                                           01/09/20       (13,113)
USD     2,640,932   EUR   2,384,512 Citibank, N.A.                                           01/09/20       (31,169)
USD     2,782,562   EUR   2,486,342 Citibank, N.A.                                           01/09/20        (3,651)
USD     2,864,138   EUR   2,558,834 Citibank, N.A.                                           01/09/20        (3,310)
USD     4,063,342   EUR   3,678,001 Citibank, N.A.                                           01/09/20       (58,253)
USD     5,100,025   EUR   4,590,694 State Street Bank and Trust                              01/09/20       (44,340)

DFA TARGETED CREDIT PORTFOLIO

CONTINUED


                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                             SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD               COUNTERPARTY                   DATE    (DEPRECIATION)
------------------  --------------- ---------------------------------------  ---------- --------------
USD    78,229,139   EUR  70,046,076 State Street Bank and Trust               01/24/20   $  (337,791)
                                                                                         -----------
TOTAL (DEPRECIATION)                                                                     $(3,508,317)
                                                                                         -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                           $(3,099,489)
                                                                                         ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             --------------------------------------------
                                                             LEVEL 1     LEVEL 2    LEVEL 3      TOTAL
                                                             -------- ------------  -------- ------------
Bonds
   Australia................................................       -- $ 20,710,687        -- $ 20,710,687
   Belgium..................................................       --    4,876,425        --    4,876,425
   Canada...................................................       --   40,305,017        --   40,305,017
   Denmark..................................................       --    5,861,192        --    5,861,192
   Finland..................................................       --    6,622,314        --    6,622,314
   France...................................................       --   21,704,201        --   21,704,201
   Germany..................................................       --   47,938,476        --   47,938,476
   Ireland..................................................       --    4,412,487        --    4,412,487
   Italy....................................................       --    9,357,220        --    9,357,220
   Japan....................................................       --   31,809,175        --   31,809,175
   Luxembourg...............................................       --    2,244,866        --    2,244,866
   Netherlands..............................................       --   12,954,235        --   12,954,235
   Norway...................................................       --    2,221,836        --    2,221,836
   Spain....................................................       --   16,575,980        --   16,575,980
   Supranational Organization Obligations...................       --    1,999,480        --    1,999,480
   Sweden...................................................       --    6,461,335        --    6,461,335
   Switzerland..............................................       --   11,240,361        --   11,240,361
   United Kingdom...........................................       --   66,981,394        --   66,981,394
   United States............................................       --  426,954,760        --  426,954,760
U.S. Treasury Obligations...................................       --   10,642,647        --   10,642,647
Commercial Paper............................................       --    5,472,911        --    5,472,911
Securities Lending Collateral...............................       --   20,915,743        --   20,915,743
Forward Currency Contracts**................................       --   (3,099,489)       --   (3,099,489)
                                                             -------- ------------  -------- ------------
TOTAL.......................................................       -- $775,163,253        -- $775,163,253
                                                             ======== ============  ======== ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                  DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                  (000)
BONDS -- (94.7%)
AUSTRALIA -- (2.6%)
Australia & New Zealand Banking Group, Ltd.
          0.750%, 09/29/26................................................. EUR  3,000  $ 3,479,681
BHP Billiton Finance USA, Ltd.
          2.875%, 02/24/22.................................................         13       13,296
BHP Billiton Finance, Ltd.
          3.250%, 09/24/27................................................. EUR  1,800    2,452,992
Commonwealth Bank of Australia
#         5.000%, 03/19/20.................................................          9        9,103
(Omega)   2.850%, 05/18/26.................................................        266      272,470
(Omega)   3.150%, 09/19/27.................................................         10       10,662
FMG Resources August 2006 Pty, Ltd.
#(Omega)  5.125%, 05/15/24.................................................      2,690    2,824,500
Macquarie Bank, Ltd.
(Omega)   3.900%, 01/15/26.................................................        289      309,220
National Australia Bank, Ltd.
          0.625%, 09/18/24................................................. EUR  4,000    4,580,268
(Omega)   3.500%, 01/10/27.................................................        351      377,368
Queensland Treasury Corp.
          2.500%, 03/06/29................................................. AUD  7,000    5,199,167
Rio Tinto Finance P.L.C.
          4.000%, 12/11/29................................................. GBP  3,500    5,576,256
Telstra Corp., Ltd.
          1.375%, 03/26/29................................................. EUR  3,000    3,610,801
Western Australian Treasury Corp.
          2.750%, 07/24/29................................................. AUD  9,000    6,822,927
Westpac Banking Corp.
          2.850%, 05/13/26.................................................        104      107,670
          2.700%, 08/19/26.................................................         23       23,679
          3.350%, 03/08/27.................................................      2,319    2,480,251
          1.125%, 09/05/27................................................. EUR  2,000    2,390,252
                                                                                        -----------
TOTAL AUSTRALIA............................................................              40,540,563
                                                                                        -----------
BELGIUM -- (1.4%)
Anheuser-Busch InBev SA
          2.700%, 03/31/26................................................. EUR  1,000    1,293,705
          2.000%, 03/17/28................................................. EUR  1,000    1,260,289
          2.250%, 05/24/29................................................. GBP    600      805,345
          1.650%, 03/28/31................................................. EUR  1,500    1,844,721
Anheuser-Busch InBev Worldwide, Inc.
#         4.000%, 04/13/28.................................................      2,500    2,759,659
Dexia Credit Local SA
          1.000%, 10/18/27................................................. EUR 11,400   13,724,195
                                                                                        -----------
TOTAL BELGIUM..............................................................              21,687,914
                                                                                        -----------

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
CANADA -- (5.0%)
Alimentation Couche-Tard, Inc.
         1.875%, 05/06/26................................................. EUR    700  $   845,778
(Omega)  3.550%, 07/26/27.................................................      1,620    1,679,240
Bank of Montreal
         2.700%, 12/09/26................................................. CAD  5,000    3,906,233
Bank of Nova Scotia (The)
         2.620%, 12/02/26................................................. CAD  6,000    4,663,427
Canadian Imperial Bank of Commerce
         3.300%, 05/26/25................................................. CAD  5,300    4,252,112
Canadian Natural Resources, Ltd.
         3.420%, 12/01/26................................................. CAD  1,000      779,478
         3.850%, 06/01/27.................................................      3,000    3,174,537
Canadian Pacific Railway Co.
         2.900%, 02/01/25.................................................        535      551,875
         3.700%, 02/01/26.................................................         45       48,314
Cenovus Energy, Inc.
         3.000%, 08/15/22.................................................        719      725,740
CPPIB Capital, Inc.
         0.875%, 02/06/29................................................. EUR 14,250   17,074,825
Enbridge, Inc.
#        4.000%, 10/01/23.................................................         34       36,078
         3.500%, 06/10/24.................................................         15       15,672
Husky Energy, Inc.
         3.600%, 03/10/27................................................. CAD  4,000    3,131,972
         4.400%, 04/15/29.................................................        600      635,668
ITC Holdings Corp.
         3.650%, 06/15/24.................................................        113      119,121
Newfield Exploration Co.
#        5.625%, 07/01/24.................................................        500      547,785
         5.375%, 01/01/26.................................................      2,800    3,028,811
Nutrien, Ltd.
#        3.625%, 03/15/24.................................................        540      568,967
#        3.000%, 04/01/25.................................................         40       40,979
Province of British Columbia Canada
         6.500%, 01/15/26.................................................         93      116,661
Province of Ontario Canada
         5.850%, 03/08/33................................................. CAD  5,000    5,339,572
Province of Quebec
         3.700%, 05/20/26................................................. AUD  3,500    2,708,146
Province of Quebec Canada
         2.750%, 04/12/27.................................................      3,000    3,175,767
         0.875%, 07/05/28................................................. EUR  6,800    8,126,661
Rogers Communications, Inc.
         3.000%, 03/15/23.................................................         21       21,501
         4.000%, 03/13/24................................................. CAD  2,000    1,611,039
Royal Bank of Canada
         4.930%, 07/16/25................................................. CAD  4,000    3,482,044

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CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
CANADA -- (Continued)
Spectra Energy Partners L.P.
         4.750%, 03/15/24.................................................         22  $    24,015
Suncor Energy, Inc.
         3.600%, 12/01/24.................................................         87       91,939
Thomson Reuters Corp.
         4.300%, 11/23/23.................................................         60       64,557
         3.850%, 09/29/24.................................................         79       83,781
         3.350%, 05/15/26.................................................      2,000    2,072,351
Toronto-Dominion Bank (The)
         1.994%, 03/23/22................................................. CAD     58       43,947
TransAlta Corp.
         4.500%, 11/15/22.................................................      1,000    1,035,771
TransCanada PipeLines, Ltd.
         3.800%, 10/01/20.................................................         15       15,244
         4.875%, 01/15/26.................................................      3,000    3,357,586
Videotron, Ltd.
         5.000%, 07/15/22.................................................        921      969,353
                                                                                       -----------
TOTAL CANADA..............................................................              78,166,547
                                                                                       -----------
DENMARK -- (1.8%)
AP Moller - Maersk A.S.
         1.750%, 03/16/26................................................. EUR  4,500    5,193,805
Denmark Government Bond
(Omega)  0.500%, 11/15/29................................................. DKK 78,600   12,776,783
Kommunekredit
         2.900%, 11/27/26................................................. AUD  7,300    5,412,928
KOMMUNEKREDIT SR
         0.750%, 07/05/28................................................. EUR  4,200    5,010,817
                                                                                       -----------
TOTAL DENMARK.............................................................              28,394,333
                                                                                       -----------
FINLAND -- (0.2%)
Nokia Oyj
#        4.375%, 06/12/27.................................................      3,750    3,819,375
                                                                                       -----------
FRANCE -- (6.2%)
Air Liquide Finance SA
         1.000%, 03/08/27................................................. EUR  1,100    1,309,187
BNP Paribas SA
#        3.250%, 03/03/23.................................................         22       23,002
         1.500%, 11/17/25................................................. EUR  1,200    1,424,925
BPCE S.A.
(Omega)  3.500%, 10/23/27.................................................      5,000    5,199,883
BPCE SA
         4.000%, 04/15/24.................................................        500      537,397
Credit Agricole SA
         1.375%, 05/03/27................................................. EUR  2,000    2,413,758
Electricite de France SA
(Omega)  3.625%, 10/13/25.................................................         40       42,753
         6.250%, 05/30/28................................................. GBP  1,000    1,751,951
         5.875%, 07/18/31................................................. GBP  3,200    5,770,713
Orange SA
         0.875%, 02/03/27................................................. EUR    500      582,854
         8.125%, 11/20/28................................................. GBP  1,964    3,879,958

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
FRANCE -- (Continued)
          2.000%, 01/15/29................................................. EUR  1,200  $ 1,526,402
Pernod Ricard SA
          1.500%, 05/18/26................................................. EUR    800      960,951
#(Omega)  3.250%, 06/08/26.................................................        173      182,389
Sanofi
          0.500%, 01/13/27................................................. EUR  2,300    2,651,903
          1.125%, 04/05/28................................................. EUR  1,700    2,051,334
          0.875%, 03/21/29................................................. EUR  1,500    1,779,818
          1.375%, 03/21/30................................................. EUR  9,200   11,422,775
SNCF Mobilites
          5.375%, 03/18/27................................................. GBP    500      837,782
          1.500%, 02/02/29................................................. EUR  3,600    4,524,432
SNCF Reseau
          0.875%, 01/22/29................................................. EUR  2,000    2,377,043
SNCF Reseau EPIC
          5.250%, 12/07/28................................................. GBP 10,498   18,314,032
          1.125%, 05/25/30................................................. EUR  1,100    1,346,536
Societe Generale SA
          1.125%, 01/23/25................................................. EUR  1,200    1,381,562
          2.125%, 09/27/28................................................. EUR  2,000    2,493,489
Total Capital Internatioal SA
          1.491%, 09/04/30................................................. EUR    800      995,152
Total Capital International SA
          3.750%, 04/10/24.................................................        112      120,423
          0.696%, 05/31/28................................................. EUR  7,300    8,499,108
          1.375%, 10/04/29................................................. EUR  1,200    1,478,901
TOTAL CAPITAL INTL SA
          0.750%, 07/12/28................................................. EUR  3,800    4,436,323
Total Capital S.A.
#         3.883%, 10/11/28.................................................      6,000    6,721,112
                                                                                        -----------
TOTAL FRANCE...............................................................              97,037,848
                                                                                        -----------
GERMANY -- (4.9%)
Bayer Capital Corp BV
          1.500%, 06/26/26................................................. EUR  5,700    6,717,128
Bayer Capital Corp. B.V. Co.
          2.125%, 12/15/29................................................. EUR    900    1,101,186
Bayer U.S. Finance II LLC
(Omega)   5.500%, 08/15/25.................................................         26       29,049
BMW Finance NV
          1.125%, 01/10/28................................................. EUR    750      885,850
          1.500%, 02/06/29................................................. EUR  2,600    3,137,573
BMW US Capital LLC
(Omega)   2.800%, 04/11/26.................................................        194      196,557
(Omega)   3.300%, 04/06/27.................................................         58       60,563
          1.000%, 04/20/27................................................. EUR  1,800    2,106,752
Daimler AG
          1.000%, 11/15/27................................................. EUR  4,300    4,974,326
          1.125%, 08/08/34................................................. EUR  1,900    2,078,994
Daimler Finance North
America LLC
          8.500%, 01/18/31.................................................        604      911,619

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                               --------- -----------
                                                                                 (000)
GERMANY -- (Continued)
Deutsche Bahn Finance GMBH
         1.125%, 12/18/28................................................. EUR     6,000 $ 7,290,848
Deutsche Bank AG
         2.950%, 08/20/20.................................................             2       2,004
         3.125%, 01/13/21.................................................            23      23,110
#        3.700%, 05/30/24.................................................           113     114,313
Deutsche Telekom AG
         1.375%, 07/05/34................................................. EUR     3,000   3,462,970
Deutsche Telekom International Finance BV
         1.125%, 05/22/26................................................. EUR     1,000   1,182,042
         1.375%, 01/30/27................................................. EUR       500     600,783
         2.250%, 04/13/29................................................. GBP     1,600   2,131,451
E.ON International Finance BV
         6.375%, 06/07/32................................................. GBP     1,150   2,155,974
E.ON SE
         1.625%, 05/22/29................................................. EUR     1,200   1,477,121
EMD Finance LLC
(Omega)  2.950%, 03/19/22.................................................            60      60,940
Kreditanstalt fuer Wiederaufbau
         2.050%, 02/16/26................................................. JPY 1,653,000  17,738,466
         3.200%, 03/15/28................................................. AUD    15,000  11,633,817
T-Mobile USA, Inc.
#        4.000%, 04/15/22.................................................           800     825,768
Volkswagen International Finance NV
         1.875%, 03/30/27................................................. EUR     5,400   6,432,902
                                                                                         -----------
TOTAL GERMANY.............................................................                77,332,106
                                                                                         -----------
ITALY -- (1.0%)
Enel Finance International NV
         1.375%, 06/01/26................................................. EUR     1,500   1,792,760
         1.125%, 09/16/26................................................. EUR     2,000   2,352,060
(Omega)  4.875%, 06/14/29.................................................         2,000   2,289,068
Eni SpA
         1.500%, 01/17/27................................................. EUR     1,000   1,207,651
         1.125%, 09/19/28................................................. EUR     1,700   1,999,873
Intesa Sanpaolo SpA
         1.750%, 07/04/29................................................. EUR     3,800   4,437,001
Italy Buoni Poliennali Del Tesoro
         1.250%, 12/01/26................................................. EUR     2,100   2,444,874
                                                                                         -----------
TOTAL ITALY...............................................................                16,523,287
                                                                                         -----------
JAPAN -- (1.4%)
American Honda Finance Corp.
         2.300%, 09/09/26.................................................           130     130,461

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
JAPAN -- (Continued)
Beam Suntory, Inc.
          3.250%, 06/15/23.................................................          21 $    21,553
Honda Canada Finance, Inc.
          3.444%, 05/23/25................................................. CAD   5,000   3,983,031
Japan Government Twenty Year Bond
          1.800%, 09/20/31................................................. JPY 880,000   9,939,379
Mitsubishi UFJ Financial Group, Inc.
          3.677%, 02/22/27.................................................          35      37,465
MUFG Americas Holdings Corp.
          3.500%, 06/18/22.................................................          64      66,083
Nissan Motor Acceptance Corp.
(Omega)   2.125%, 03/03/20.................................................          20      20,000
Nomura Holdings, Inc.
          6.700%, 03/04/20.................................................          16      16,246
Shire Acquisitions Investments Ireland DAC
          3.200%, 09/23/26.................................................         800     827,162
StanCorp Financial Group, Inc.
          5.000%, 08/15/22.................................................          37      39,351
Sumitomo Mitsui Financial Group, Inc.
          3.784%, 03/09/26.................................................          58      62,229
          3.040%, 07/16/29.................................................       4,250   4,355,498
Toyota Credit Canada, Inc.
          2.020%, 02/28/22................................................. CAD      58      43,877
Toyota Motor Credit Corp.
          2.625%, 01/10/23.................................................          75      76,697
#         3.650%, 01/08/29.................................................       2,000   2,220,329
                                                                                        -----------
TOTAL JAPAN................................................................              21,839,361
                                                                                        -----------
NETHERLANDS -- (3.2%)
Ahold Finance USA LLC
          6.875%, 05/01/29.................................................           8      10,435
BNG Bank NV
          0.625%, 06/19/27................................................. EUR     500     590,946
          3.500%, 07/19/27................................................. AUD   5,000   3,904,359
          3.300%, 04/26/29................................................. AUD   4,000   3,115,685
Cooperatieve Rabobank UA
          3.875%, 02/08/22.................................................          83      86,397
          1.250%, 03/23/26................................................. EUR   2,500   2,996,939
Heineken NV
#(Omega)  2.750%, 04/01/23.................................................          26      26,459
          1.375%, 01/29/27................................................. EUR   1,200   1,444,216
ING Groep NV
          1.375%, 01/11/28................................................. EUR   3,100   3,720,526
Koninklijke Ahold Delhaize NV
          1.125%, 03/19/26................................................. EUR     520     610,978

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CONTINUED

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                          --------- -----------
                                                                            (000)
NETHERLANDS -- (Continued)
Koninklijke KPN NV
    5.750%, 09/17/29................................................. GBP     1,500 $ 2,350,046
Koninklijke Philips NV
    1.375%, 05/02/28................................................. EUR     2,000   2,418,005
Nederlandse Waterschapsbank NV
    3.150%, 09/02/26................................................. AUD     1,300     982,449
    1.000%, 03/01/28................................................. EUR     7,500   9,147,303
SHELL INTERNATIONAL FIN
    1.250%, 05/12/28................................................. EUR     5,600   6,792,238
Shell International Finance B.V.
    3.875%, 11/13/28.................................................         1,200   1,350,648
Shell International Finance BV
    2.250%, 11/10/20.................................................            54      54,189
    1.625%, 01/20/27................................................. EUR     6,208   7,689,468
    0.750%, 08/15/28................................................. EUR     2,000   2,329,567
                                                                                    -----------
TOTAL NETHERLANDS....................................................                49,620,853
                                                                                    -----------
NORWAY -- (3.5%)
Equinor ASA
    2.650%, 01/15/24.................................................            81      83,363
    6.125%, 11/27/28................................................. GBP     1,250   2,266,060
    6.875%, 03/11/31................................................. GBP    18,350  36,950,627
Kommunalbanken A.S.
    3.000%, 12/09/26................................................. AUD    12,500   9,473,549
    3.400%, 07/24/28................................................. AUD     8,500   6,652,931
                                                                                    -----------
TOTAL NORWAY.........................................................                55,426,530
                                                                                    -----------
SPAIN -- (0.6%)
Iberdrola International BV
    0.375%, 09/15/25................................................. EUR     1,400   1,582,842
Santander Holdings USA, Inc.
    4.500%, 07/17/25.................................................           206     221,956
Santander UK P.L.C.
    4.000%, 03/13/24.................................................           103     110,272
    3.875%, 10/15/29................................................. GBP     1,478   2,284,039
Telefonica Emisiones SA
    5.462%, 02/16/21.................................................            10      10,433
Telefonica Emisiones SAU
    1.715%, 01/12/28................................................. EUR     4,300   5,240,944
Telefonica Europe BV
    8.250%, 09/15/30.................................................           500     721,337
                                                                                    -----------
TOTAL SPAIN..........................................................                10,171,823
                                                                                    -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (5.1%)
African Development Bank
    3.300%, 07/27/27................................................. AUD     3,000   2,291,517
Asian Development Bank
    2.350%, 06/21/27................................................. JPY 2,720,000  30,441,496

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                          --------- -----------
                                                                            (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Council Of Europe Development Bank
    0.625%, 01/30/29................................................. EUR     2,000 $ 2,382,383
EUROFIMA
    3.350%, 05/21/29................................................. AUD     4,000   3,124,070
European Financial Stability Facility
    0.950%, 02/14/28................................................. EUR     1,900   2,316,482
European Investment Bank
    1.900%, 01/26/26................................................. JPY   568,700   6,030,562
    2.150%, 01/18/27................................................. JPY 1,489,600  16,360,188
    1.375%, 05/12/28................................................. SEK    19,000   2,118,125
    4.500%, 06/07/29................................................. GBP     4,200   7,187,460
    1.250%, 11/12/29................................................. SEK    10,000   1,101,885
    5.625%, 06/07/32................................................. GBP     2,000   3,951,803
Inter-American Development Bank
    2.500%, 04/14/27................................................. AUD     5,000   3,668,691
                                                                                    -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.........................                80,974,662
                                                                                    -----------
SWEDEN -- (1.3%)
Svenska Handelsbanken AB
    0.250%, 02/28/22................................................. EUR       110     123,742
Sweden Government Bond
    2.250%, 06/01/32................................................. SEK   147,000  19,516,775
Telefonaktiebolaget LM Ericsson
#   4.125%, 05/15/22.................................................         1,323   1,371,091
                                                                                    -----------
TOTAL SWEDEN.........................................................                21,011,608
                                                                                    -----------
SWITZERLAND -- (1.3%)
ABB Finance USA, Inc.
    2.875%, 05/08/22.................................................            45      46,102
Credit Suisse AG
    1.500%, 04/10/26................................................. EUR       700     844,292
Nestle Finance International, Ltd.
    1.250%, 11/02/29................................................. EUR     1,380   1,702,644
Novartis Finance SA
    1.625%, 11/09/26................................................. EUR     3,300   4,080,558
    1.125%, 09/30/27................................................. EUR     7,000   8,417,831
    0.625%, 09/20/28................................................. EUR     2,300   2,654,488
UBS Group Funding Switzerland AG
    1.250%, 09/01/26................................................. EUR     1,800   2,128,895
                                                                                    -----------
TOTAL SWITZERLAND....................................................                19,874,810
                                                                                    -----------

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED KINGDOM -- (5.6%)
AstraZeneca P.L.C.
          2.375%, 11/16/20.................................................         34  $   34,154
          3.375%, 11/16/25.................................................        802     848,304
          1.250%, 05/12/28................................................. EUR  1,200   1,427,615
          4.000%, 01/17/29.................................................      1,000   1,120,541
          5.750%, 11/13/31................................................. GBP    450     839,782
BAE Systems Holdings, Inc.
#(Omega)  2.850%, 12/15/20.................................................         14      14,106
Barclays P.L.C.
          4.375%, 01/12/26.................................................      2,000   2,149,138
          3.250%, 02/12/27................................................. GBP  1,657   2,284,559
          3.250%, 01/17/33................................................. GBP  2,500   3,423,202
BAT International Finance P.L.C.
          4.000%, 09/04/26................................................. GBP  1,220   1,748,439
          1.250%, 03/13/27................................................. EUR  1,000   1,115,855
          3.125%, 03/06/29................................................. EUR  3,200   4,005,264
BP Capital Markets America, Inc.
          3.245%, 05/06/22.................................................         33      34,083
          3.119%, 05/04/26.................................................         35      36,685
          3.017%, 01/16/27.................................................        127     132,155
BP Capital Markets P.L.C.
          3.535%, 11/04/24.................................................         26      27,714
          1.077%, 06/26/25................................................. EUR  1,200   1,400,127
          1.594%, 07/03/28................................................. EUR  1,233   1,506,773
          1.231%, 05/08/31................................................. EUR  2,500   2,951,356
British Telecommunications P.L.C.
          1.000%, 11/21/24................................................. EUR  1,200   1,374,048
          1.500%, 06/23/27................................................. EUR  2,500   2,924,874
#         5.125%, 12/04/28.................................................      1,000   1,162,861
          3.125%, 11/21/31................................................. GBP    700     980,819
Centrica P.L.C.
          4.375%, 03/13/29................................................. GBP  1,000   1,531,804
CNH Industrial Capital LLC
          4.375%, 04/05/22.................................................        406     424,493
Coca-Cola European Partners P.L.C.
          1.750%, 05/26/28................................................. EUR  1,400   1,727,420
Diageo Finance P.L.C.
          1.500%, 10/22/27................................................. EUR  1,000   1,221,856
Diageo Investment Corp.
          2.875%, 05/11/22.................................................          2       2,047
Fiat Chrysler Automobiles NV
#         5.250%, 04/15/23.................................................        500     534,375
GLAXOSMITHKLINE CAPITAL
          5.250%, 12/19/33................................................. GBP  1,388   2,579,006
GlaxoSmithKline Capital P.L.C.
          1.000%, 09/12/26................................................. EUR  1,500   1,765,952
HSBC Holdings P.L.C.
          4.000%, 03/30/22.................................................         59      61,770

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED KINGDOM -- (Continued)
         2.625%, 08/16/28................................................. GBP  5,164  $ 7,125,832
HSBC USA, Inc.
         3.500%, 06/23/24.................................................        147      155,602
Janus Capital Group, Inc.
         4.875%, 08/01/25.................................................        106      115,608
Lloyds Banking Group P.L.C.
#        3.750%, 01/11/27.................................................      3,500    3,701,997
         1.500%, 09/12/27................................................. EUR  2,100    2,497,605
Mead Johnson Nutrition Co.
         4.125%, 11/15/25.................................................         69       75,773
Nationwide Building Society
         3.250%, 01/20/28................................................. GBP  1,500    2,183,972
Network Rail Infrastructure Finance P.L.C.
         4.375%, 12/09/30................................................. GBP  2,450    4,312,026
Praxair, Inc.
         2.200%, 08/15/22.................................................          9        9,064
Reynolds American, Inc.
         6.875%, 05/01/20.................................................         47       48,063
Rolls-Royce P.L.C.
(Omega)  3.625%, 10/14/25.................................................        520      542,689
         3.375%, 06/18/26................................................. GBP    800    1,138,142
Royal Bank of Scotland Group P.L.C.
#        4.800%, 04/05/26.................................................      3,000    3,328,077
TechnipFMC P.L.C.
         3.450%, 10/01/22.................................................         49       49,920
Transport for London
         4.000%, 09/12/33................................................. GBP  6,900   11,532,218
Unilever NV
         1.000%, 02/14/27................................................. EUR  1,500    1,789,932
         1.375%, 07/31/29................................................. EUR    700      866,672
Vodafone Group P.L.C.
         1.125%, 11/20/25................................................. EUR    500      584,881
         1.500%, 07/24/27................................................. EUR  1,750    2,098,454
         4.200%, 12/13/27................................................. AUD  1,800    1,367,482
         7.875%, 02/15/30.................................................         77      107,133
         1.625%, 11/24/30................................................. EUR  2,500    2,969,569
                                                                                       -----------
TOTAL UNITED KINGDOM......................................................              87,991,888
                                                                                       -----------
UNITED STATES -- (49.6%)
3M Co.
         1.500%, 11/09/26................................................. EUR  1,100    1,340,041
         2.875%, 10/15/27.................................................        168      176,070
Abbott Ireland Financing DAC
         1.500%, 09/27/26................................................. EUR  5,000    5,994,836
Abbott Laboratories
         2.950%, 03/15/25.................................................        146      152,304
AbbVie, Inc.
         2.900%, 11/06/22.................................................         33       33,641
         3.600%, 05/14/25.................................................      1,000    1,047,403
         4.250%, 11/14/28.................................................      2,400    2,608,394

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CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
Activision Blizzard, Inc.
    3.400%, 06/15/27.................................................      1,052  $1,101,517
Adobe, Inc.
    3.250%, 02/01/25.................................................         22      23,285
Advance Auto Parts, Inc.
    4.500%, 12/01/23.................................................         14      15,099
AECOM
#   5.875%, 10/15/24.................................................        500     539,375
    5.125%, 03/15/27.................................................      2,660   2,805,502
Aetna, Inc.
    2.750%, 11/15/22.................................................         97      98,397
    3.500%, 11/15/24.................................................         63      66,058
Affiliated Managers Group, Inc.
    3.500%, 08/01/25.................................................      1,730   1,811,978
Aflac, Inc.
    3.250%, 03/17/25.................................................        129     135,749
Alabama Power Co.
    2.800%, 04/01/25.................................................         30      30,803
Albemarle Corp.
    4.150%, 12/01/24.................................................         86      92,773
Allergan Finance LLC
    3.250%, 10/01/22.................................................         88      90,041
Allergan Funding SCS
    3.450%, 03/15/22.................................................        150     153,746
    3.800%, 03/15/25.................................................        529     556,553
    2.625%, 11/15/28................................................. EUR  3,200   4,100,998
    2.625%, 11/15/28................................................. EUR    216     276,817
    2.125%, 06/01/29................................................. EUR  1,500   1,845,655
Ally Financial, Inc.
    4.125%, 02/13/22.................................................      1,250   1,292,187
    5.125%, 09/30/24.................................................      2,000   2,197,420
Alphabet, Inc.
    1.998%, 08/15/26.................................................         86      86,108
Altria Group, Inc.
    4.750%, 05/05/21.................................................          2       2,078
    2.200%, 06/15/27................................................. EUR  3,000   3,519,255
    4.800%, 02/14/29.................................................      2,500   2,747,460
Amazon.com, Inc.
    3.150%, 08/22/27.................................................      2,000   2,133,839
Ameren Corp.
    2.700%, 11/15/20.................................................         12      12,080
American Express Credit Corp.
#   2.250%, 05/05/21.................................................          2       2,011
    3.300%, 05/03/27.................................................        131     140,836
American International Group, Inc.
    3.300%, 03/01/21.................................................         17      17,277
    4.875%, 06/01/22.................................................         17      18,229
    4.125%, 02/15/24.................................................        118     126,769
    3.750%, 07/10/25.................................................         95     101,635
    3.900%, 04/01/26.................................................         46      49,485
    1.875%, 06/21/27................................................. EUR  4,075   4,912,433

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
American Water Capital Corp.
    3.850%, 03/01/24.................................................         25  $    26,667
Ameriprise Financial, Inc.
    4.000%, 10/15/23.................................................         43       45,939
    2.875%, 09/15/26.................................................         65       67,083
AmerisourceBergen Corp.
    3.400%, 05/15/24.................................................        433      450,713
Amgen, Inc.
    4.100%, 06/15/21.................................................         82       84,644
    3.625%, 05/22/24.................................................         75       79,700
    3.125%, 05/01/25.................................................         37       38,593
    2.600%, 08/19/26.................................................         28       28,293
    4.000%, 09/13/29................................................. GBP  1,836    2,795,515
Amphenol Technologies Holding GmbH
    2.000%, 10/08/28................................................. EUR  4,000    4,952,644
Analog Devices, Inc.
    3.900%, 12/15/25.................................................         35       37,771
    3.500%, 12/05/26.................................................         23       24,154
Anixter, Inc.
#   5.500%, 03/01/23.................................................      1,090    1,117,904
Anthem, Inc.
    4.350%, 08/15/20.................................................         13       13,237
    3.125%, 05/15/22.................................................         25       25,665
#   3.500%, 08/15/24.................................................         58       61,015
    3.650%, 12/01/27.................................................      4,424    4,679,758
Aon Corp.
    5.000%, 09/30/20.................................................          9        9,243
    4.500%, 12/15/28.................................................        960    1,087,210
Aon P.L.C.
    4.000%, 11/27/23.................................................         47       50,166
    3.500%, 06/14/24.................................................        107      112,526
    2.875%, 05/14/26................................................. EUR  1,400    1,773,550
Apache Corp.
    3.250%, 04/15/22.................................................         39       39,694
#   4.375%, 10/15/28.................................................      3,000    2,977,616
Apple, Inc.
    2.500%, 02/09/25.................................................         53       54,435
    3.250%, 02/23/26.................................................      1,000    1,065,109
    2.450%, 08/04/26.................................................        200      204,142
    3.350%, 02/09/27.................................................      2,393    2,567,982
    3.000%, 06/20/27.................................................         64       67,528
    3.000%, 11/13/27.................................................         81       85,597
    1.375%, 05/24/29................................................. EUR  8,800   10,915,702
    3.050%, 07/31/29................................................. GBP 16,156   24,178,783
Applied Materials, Inc.
    3.300%, 04/01/27.................................................         59       63,076
Archer-Daniels-Midland Co.
    2.500%, 08/11/26.................................................         58       58,838
Arconic, Inc.
    5.900%, 02/01/27.................................................      2,700    3,002,153
Arizona Public Service Co.
    3.150%, 05/15/25.................................................         71       73,964

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CONTINUED

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
UNITED STATES -- (Continued)
Arrow Electronics, Inc.
     3.875%, 01/12/28.................................................      1,903  $1,967,488
Ashland LLC
     4.750%, 08/15/22.................................................        900     942,750
Assurant, Inc.
     4.000%, 03/15/23.................................................         75      78,087
AT&T, Inc.
     3.000%, 02/15/22.................................................         74      75,690
     3.550%, 06/01/24.................................................         52      54,558
     3.950%, 01/15/25.................................................        115     123,098
     3.400%, 05/15/25.................................................        253     265,161
     3.600%, 07/15/25.................................................        998   1,053,114
     1.800%, 09/05/26................................................. EUR    800     968,758
     3.800%, 02/15/27.................................................        653     698,745
     4.375%, 09/14/29................................................. GBP    500     762,101
     2.600%, 12/17/29................................................. EUR  1,463   1,904,423
Autodesk, Inc.
     3.125%, 06/15/20.................................................         31      31,163
     4.375%, 06/15/25.................................................         35      38,363
#    3.500%, 06/15/27.................................................      3,036   3,152,651
Automatic Data Processing, Inc.
     3.375%, 09/15/25.................................................        144     154,816
AutoZone, Inc.
     2.875%, 01/15/23.................................................        140     142,582
#    3.125%, 07/15/23.................................................         15      15,472
     3.250%, 04/15/25.................................................         72      75,031
#    3.125%, 04/21/26.................................................      1,187   1,231,353
Avnet, Inc.
     4.625%, 04/15/26.................................................         65      69,375
Baker Hughes a GE Co. LLC
     3.200%, 08/15/21.................................................          2       2,046
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
     3.337%, 12/15/27.................................................      2,000   2,060,600
Ball Corp.
     5.000%, 03/15/22.................................................      1,035   1,094,512
#    5.250%, 07/01/25.................................................        500     556,250
     4.875%, 03/15/26.................................................      1,500   1,627,500
Baltimore Gas & Electric Co.
#    2.400%, 08/15/26.................................................          8       8,010
Bank of America Corp.
     3.300%, 01/11/23.................................................         52      53,898
     4.000%, 04/01/24.................................................         72      77,392
     7.000%, 07/31/28................................................. GBP  1,500   2,755,354
(r)  3.419%, 12/20/28.................................................        184     192,779
Bank of New York Mellon Corp. (The)
     3.650%, 02/04/24.................................................        123     131,081
     3.000%, 02/24/25.................................................        330     345,832
     2.800%, 05/04/26.................................................         64      66,033
Baxter International, Inc.
     2.600%, 08/15/26.................................................         49      49,583

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                               --------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
         1.300%, 05/15/29................................................. EUR     1,300 $ 1,501,430
Bed Bath & Beyond, Inc.
         3.749%, 08/01/24.................................................         1,907   1,892,697
Bemis Co., Inc.
(Omega)  4.500%, 10/15/21.................................................             7       7,248
Berkshire Hathaway, Inc.
         3.400%, 01/31/22.................................................            37      38,370
         3.125%, 03/15/26.................................................        13,387  14,236,479
         1.125%, 03/16/27................................................. EUR     3,748   4,434,383
         2.150%, 03/15/28................................................. EUR       700     894,593
         0.440%, 09/13/29................................................. JPY 1,230,000  11,355,176
Best Buy Co., Inc.
         4.450%, 10/01/28.................................................         5,000   5,462,187
Biogen, Inc.
         2.900%, 09/15/20.................................................           172     173,361
         4.050%, 09/15/25.................................................         1,000   1,095,919
BlackRock, Inc.
#        3.200%, 03/15/27.................................................         6,306   6,705,306
         3.250%, 04/30/29.................................................         4,000   4,295,991
Boeing Co. (The)
         8.750%, 08/15/21.................................................            11      12,243
         2.500%, 03/01/25.................................................            75      75,748
         2.600%, 10/30/25.................................................            42      42,572
Booking Holdings, Inc.
         2.375%, 09/23/24................................................. EUR     1,000   1,235,915
         3.600%, 06/01/26.................................................           108     116,558
         1.800%, 03/03/27................................................. EUR       800     988,780
         3.550%, 03/15/28.................................................         2,300   2,477,669
Boston Scientific Corp.
         4.125%, 10/01/23.................................................            17      18,164
Brinker International, Inc.
         3.875%, 05/15/23.................................................         1,500   1,500,000
Bristol-Myers Squibb Co.
         2.000%, 08/01/22.................................................            79      79,464
Brown & Brown, Inc.
         4.200%, 09/15/24.................................................            54      57,622
#        4.500%, 03/15/29.................................................         1,500   1,638,877
Brown-Forman Corp.
         1.200%, 07/07/26................................................. EUR     3,000   3,519,417
         2.600%, 07/07/28................................................. GBP     1,100   1,550,052
Buckeye Partners L.P.
         4.150%, 07/01/23.................................................            22      22,137
         3.950%, 12/01/26.................................................            87      80,363
Bunge, Ltd. Finance Corp.
         3.750%, 09/25/27.................................................         2,900   2,997,117
Burlington Northern Santa Fe LLC
         3.000%, 04/01/25.................................................            50      52,389
         7.000%, 12/15/25.................................................            10      12,686
CA, Inc.
         4.700%, 03/15/27.................................................           205     217,440
Campbell Soup Co.
         4.250%, 04/15/21.................................................            12      12,352
         2.500%, 08/02/22.................................................            23      23,168

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
          3.300%, 03/19/25.................................................         47  $   48,199
          4.150%, 03/15/28.................................................      3,050   3,289,647
Capital One Financial Corp.
          4.750%, 07/15/21.................................................         23      24,026
          3.750%, 04/24/24.................................................         54      57,065
          3.750%, 03/09/27.................................................      1,800   1,911,919
#         3.800%, 01/31/28.................................................      3,000   3,190,344
          1.650%, 06/12/29................................................. EUR  2,800   3,244,155
Cardinal Health, Inc.
          4.625%, 12/15/20.................................................          7       7,191
          3.200%, 06/15/22.................................................         45      46,047
#         3.410%, 06/15/27.................................................      4,067   4,136,551
Caterpillar, Inc.
          2.600%, 06/26/22.................................................         30      30,489
          3.400%, 05/15/24.................................................         21      22,172
CBS Corp.
          3.375%, 03/01/22.................................................         27      27,669
          3.500%, 01/15/25.................................................         28      29,222
#         4.000%, 01/15/26.................................................        775     830,736
          2.900%, 01/15/27.................................................      3,269   3,264,560
          7.875%, 07/30/30.................................................         13      18,331
          5.500%, 05/15/33.................................................        400     486,591
Celgene Corp.
          4.000%, 08/15/23.................................................         96     102,164
          3.625%, 05/15/24.................................................         52      55,016
          3.450%, 11/15/27.................................................        600     641,440
CenterPoint Energy Resources Corp.
          4.500%, 01/15/21.................................................         18      18,421
CF Industries, Inc.
          3.450%, 06/01/23.................................................      1,048   1,063,720
Charles Schwab Corp.
          4.000%, 02/01/29.................................................      1,000   1,115,524
Charles Schwab Corp. (The)
          3.000%, 03/10/25.................................................         99     102,929
          3.200%, 03/02/27.................................................      1,000   1,049,697
Chemours Co. (The)
          5.375%, 05/15/27.................................................      1,600   1,421,744
Chevron Corp.
          2.954%, 05/16/26.................................................        133     140,063
Choice Hotels International, Inc.
          5.750%, 07/01/22.................................................        988   1,071,980
Chubb INA Holdings, Inc.
          2.700%, 03/13/23.................................................         35      35,803
          3.350%, 05/15/24.................................................         60      63,358
          1.550%, 03/15/28................................................. EUR  4,900   5,903,040
Cigna Corp.
(Omega)   3.900%, 02/15/22.................................................         56      58,083
#(Omega)  4.000%, 02/15/22.................................................          9       9,312
(Omega)   3.500%, 06/15/24.................................................         97     100,916
(Omega)   3.400%, 03/01/27.................................................        174     179,515
CIT Group, Inc.
          5.000%, 08/01/23.................................................      1,300   1,400,750

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
          5.250%, 03/07/25.................................................      2,140  $2,356,675
Citigroup Inc.
          1.500%, 10/26/28................................................. EUR  1,900   2,288,680
Citigroup, Inc.
          4.500%, 01/14/22.................................................         17      17,876
          3.875%, 10/25/23.................................................         33      35,030
          3.750%, 06/16/24.................................................         30      31,870
          3.300%, 04/27/25.................................................         90      94,307
          5.150%, 05/21/26................................................. GBP  1,323   2,083,284
CME Group, Inc.
          3.000%, 03/15/25.................................................         33      34,700
CMS Energy Corp.
          3.875%, 03/01/24.................................................         20      21,092
          3.600%, 11/15/25.................................................         37      38,894
          3.000%, 05/15/26.................................................         58      59,678
CNA Financial Corp.
          5.750%, 08/15/21.................................................         49      52,115
          4.500%, 03/01/26.................................................         75      83,057
CNO Financial Group, Inc.
#         5.250%, 05/30/25.................................................      2,220   2,430,900
#         5.250%, 05/30/29.................................................      2,000   2,205,740
Coca Cola Co.
          1.875%, 09/22/26................................................. EUR  1,400   1,754,205
Coca-Cola Co. (The)
#         2.250%, 09/01/26.................................................        147     148,611
          2.900%, 05/25/27.................................................        275     290,085
Colgate-Palmolive Co.
          1.375%, 03/06/34................................................. EUR  2,000   2,456,336
Comcast Corp.
          3.375%, 08/15/25.................................................         49      52,206
          3.150%, 03/01/26.................................................        102     107,674
          4.250%, 01/15/33.................................................      1,500   1,733,737
Comerica, Inc.
          4.000%, 02/01/29.................................................      2,800   3,106,101
ConocoPhillips Co.
#         4.950%, 03/15/26.................................................        173     199,312
ConocoPhillips Holding Co.
          6.950%, 04/15/29.................................................        800   1,087,955
Consolidated Edison Co. of New York, Inc.
          3.300%, 12/01/24.................................................         15      15,738
Constellation Brands, Inc.
          3.500%, 05/09/27.................................................      3,000   3,158,856
Continental Resources, Inc.
#         4.500%, 04/15/23.................................................        800     832,992
Corning, Inc.
          3.700%, 11/15/23.................................................         32      33,518
Cox Communications, Inc.
(Omega)   3.850%, 02/01/25.................................................         79      83,945
#(Omega)  3.500%, 08/15/27.................................................        800     844,959
CSX Corp.
          4.250%, 06/01/21.................................................          9       9,256
CVS Health Corp.
          2.800%, 07/20/20.................................................         22      22,104

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CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
UNITED STATES -- (Continued)
#   2.125%, 06/01/21......................................................         15  $   15,030
    3.375%, 08/12/24......................................................        174     181,322
    3.875%, 07/20/25......................................................      1,985   2,110,533
    3.250%, 08/15/29......................................................      1,000   1,007,445
Danaher Corp.
#   3.350%, 09/15/25......................................................        917     970,018
Darden Restaurants, Inc.
    3.850%, 05/01/27......................................................      4,000   4,213,846
DCP Midstream Operating LP
    5.375%, 07/15/25......................................................      3,100   3,262,750
Deere & Co.
#   5.375%, 10/16/29......................................................          5       6,277
DH Europe Finance SA
    1.200%, 06/30/27...................................................... EUR  1,300   1,536,120
Discover Bank
    4.650%, 09/13/28......................................................      2,000   2,247,835
Discovery Communications LLC
#   3.300%, 05/15/22......................................................         16      16,426
    3.500%, 06/15/22......................................................         90      92,713
    3.250%, 04/01/23......................................................          7       7,204
#   3.900%, 11/15/24......................................................         63      66,716
    3.450%, 03/15/25......................................................         66      68,416
    1.900%, 03/19/27...................................................... EUR  5,700   6,729,474
Dollar General Corp.
    3.250%, 04/15/23......................................................         79      81,928
    4.150%, 11/01/25......................................................         13      14,178
#   4.125%, 05/01/28......................................................      2,000   2,217,751
Dollar Tree, Inc.
    4.200%, 05/15/28......................................................      3,600   3,909,932
Dominion Energy Gas Holdings LLC
    2.800%, 11/15/20......................................................         84      84,652
Dominion Energy, Inc.
    3.900%, 10/01/25......................................................        117     126,018
Dover Corp.
    1.250%, 11/09/26...................................................... EUR  3,100   3,604,024
Dow Chemical Co. (The)
    3.000%, 11/15/22......................................................         31      31,740
#   3.500%, 10/01/24......................................................         87      91,160
DTE Energy Co.
    3.850%, 12/01/23......................................................         11      11,626
    2.850%, 10/01/26......................................................        500     507,681
Duke Energy Corp.
    3.050%, 08/15/22......................................................        131     134,509
    3.750%, 04/15/24......................................................         67      71,201
DXC Technology Co.
    4.450%, 09/18/22                                                               37      38,718
E*TRADE Financial Corp.
    4.500%, 06/20/28......................................................      3,297   3,594,256
Eastman Chemical Co.
    2.700%, 01/15/20......................................................          3       3,002
    3.600%, 08/15/22......................................................          3       3,100
    3.800%, 03/15/25......................................................         51      53,395

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
UNITED STATES -- (Continued)
         1.875%, 11/23/26................................................. EUR  5,000  $6,048,103
Eaton Vance Corp.
         3.500%, 04/06/27.................................................        517     546,181
eBay, Inc.
         2.600%, 07/15/22.................................................         31      31,323
#        3.600%, 06/05/27.................................................      2,215   2,314,040
Ecolab, Inc.
         2.700%, 11/01/26.................................................         52      53,650
Edgewell Personal Care Co.
         4.700%, 05/24/22.................................................      1,185   1,223,512
Edison International
         4.125%, 03/15/28.................................................        795     790,870
EMC Corp.
         3.375%, 06/01/23.................................................      1,255   1,261,275
Emerson Electric Co.
#        3.150%, 06/01/25.................................................         62      64,982
Energy Transfer Operating L.P.
         4.750%, 01/15/26.................................................      2,567   2,780,813
EnLink Midstream Partners L.P.
         4.150%, 06/01/25.................................................        500     451,185
         4.850%, 07/15/26.................................................      3,176   2,906,040
Enterprise Products Operating LLC
         5.200%, 09/01/20.................................................          6       6,156
         3.900%, 02/15/24.................................................         24      25,566
         3.700%, 02/15/26.................................................         62      65,908
EOG Resources, Inc.
         4.100%, 02/01/21.................................................         20      20,545
         3.150%, 04/01/25.................................................         79      82,955
EQT Corp.
#        3.900%, 10/01/27.................................................      1,500   1,323,445
Equifax, Inc.
         3.250%, 06/01/26.................................................        900     910,736
ERAC USA Finance LLC
(Omega)  3.850%, 11/15/24.................................................      1,388   1,482,021
Evergy, Inc.
#        4.850%, 06/01/21.................................................         29      30,048
Eversource Energy
         2.800%, 05/01/23.................................................         55      55,887
Exelon Corp.
         2.450%, 04/15/21.................................................         15      15,099
         3.950%, 06/15/25.................................................         27      29,250
         3.400%, 04/15/26.................................................      1,225   1,288,642
Exelon Generation Co. LLC
#        2.950%, 01/15/20.................................................         10      10,006
Exxon Mobil Corp.
#        3.043%, 03/01/26.................................................      2,750   2,905,000
         2.440%, 08/16/29.................................................      7,300   7,363,506
FedEx Corp.
         2.625%, 08/01/22.................................................         51      51,708
         4.000%, 01/15/24.................................................         99     105,799
         3.200%, 02/01/25.................................................         44      45,711

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CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
UNITED STATES -- (Continued)
    1.625%, 01/11/27...................................................... EUR  2,000  $2,364,748
    4.900%, 01/15/34......................................................      1,300   1,498,868
Fidelity National Information Services, Inc.
    2.250%, 08/15/21......................................................         45      45,155
    5.000%, 10/15/25......................................................         35      40,015
    2.000%, 05/21/30...................................................... EUR  3,000   3,693,719
FirstEnergy Corp.
    7.375%, 11/15/31......................................................        750   1,066,954
Fiserv, Inc.
    1.625%, 07/01/30...................................................... EUR  6,000   7,110,276
Fluor Corp.
#   4.250%, 09/15/28......................................................      5,885   5,830,229
Freeport-McMoRan, Inc.
#   4.550%, 11/14/24......................................................      3,809   3,961,360
Gap, Inc. (The)
    5.950%, 04/12/21......................................................        315     328,362
GATX Corp.
    3.250%, 03/30/25......................................................         60      61,457
    3.250%, 09/15/26......................................................         32      32,658
General Electric Co.
    0.375%, 05/17/22...................................................... EUR    135     150,207
    3.375%, 03/11/24......................................................         37      38,223
    0.875%, 05/17/25...................................................... EUR    500     557,310
    6.750%, 03/15/32......................................................        221     281,508
General Mills, Inc.
#   3.150%, 12/15/21......................................................          9       9,200
#   3.200%, 02/10/27......................................................      1,007   1,064,687
    1.500%, 04/27/27...................................................... EUR  2,000   2,343,967
General Motors Financial Co., Inc.
    2.250%, 09/06/24...................................................... GBP    950   1,229,133
    5.250%, 03/01/26......................................................        208     225,655
    4.350%, 01/17/27......................................................         58      59,817
Georgia Power Co.
    3.250%, 03/30/27......................................................        154     160,581
Gilead Sciences, Inc.
    4.400%, 12/01/21......................................................         17      17,752
    3.700%, 04/01/24......................................................        124     131,766
    3.650%, 03/01/26......................................................        757     813,295
Global Payments, Inc.
    4.800%, 04/01/26......................................................         69      77,521
Goldman Sachs Group Inc(The)
    4.250%, 01/29/26...................................................... GBP  2,300   3,376,626
Goldman Sachs Group, Inc. (The)
    5.250%, 07/27/21......................................................         26      27,409
    4.000%, 03/03/24......................................................        250     267,047
    3.750%, 05/22/25......................................................         87      92,289
    1.625%, 07/27/26...................................................... EUR  1,175   1,402,868
    2.000%, 03/22/28...................................................... EUR  2,000   2,455,453
    6.125%, 02/15/33......................................................      2,000   2,684,679

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
Goodyear Tire & Rubber Co. (The)
#         4.875%, 03/15/27.................................................      2,739  $2,752,695
Graphic Packaging International LLC
#         4.125%, 08/15/24.................................................        922     959,894
Graphic Packaging International, LLC
(Omega)   4.750%, 07/15/27.................................................      1,000   1,057,500
Halliburton Co.
          3.500%, 08/01/23.................................................         75      77,957
          3.800%, 11/15/25.................................................      2,029   2,137,783
Hanesbrands, Inc.
#(Omega)  4.875%, 05/15/26.................................................      3,800   4,018,500
Harley-Davidson, Inc.
          3.500%, 07/28/25.................................................         42      43,818
Hasbro, Inc.
          3.500%, 09/15/27.................................................      3,562   3,643,380
HCA Inc.
          5.375%, 02/01/25.................................................      3,055   3,356,681
Hewlett Packard Enterprise Co.
          4.900%, 10/15/25.................................................         35      39,137
Honeywell International, Inc.
          2.500%, 11/01/26.................................................        102     104,356
          2.250%, 02/22/28................................................. EUR  3,905   5,065,934
Hormel Foods Corp.
          4.125%, 04/15/21.................................................         17      17,491
Humana, Inc.
          3.850%, 10/01/24.................................................         91      96,509
Huntington Bancshares, Inc.
          3.150%, 03/14/21.................................................         18      18,252
          2.300%, 01/14/22.................................................         38      38,216
Hyatt Hotels Corp.
#         3.375%, 07/15/23.................................................         23      23,842
          4.375%, 09/15/28.................................................      3,300   3,609,731
Illinois Tool Works, Inc.
          3.500%, 03/01/24.................................................         75      79,562
Intel Corp.
          2.700%, 12/15/22.................................................         11      11,304
Intercontinental Exchange, Inc.
          3.750%, 12/01/25.................................................      1,000   1,082,300
International Business Machines Corp.
          3.625%, 02/12/24.................................................        112     118,882
          3.300%, 01/27/27.................................................        306     324,646
          1.750%, 03/07/28................................................. EUR  1,000   1,245,455
#         3.500%, 05/15/29.................................................        800     859,988
International Paper Co.
#         3.650%, 06/15/24.................................................         92      97,080
          3.800%, 01/15/26.................................................         12      12,816

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
Interpublic Group of Cos., Inc. (The)
          4.200%, 04/15/24.................................................        546  $  586,920
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
          4.850%, 01/15/27.................................................         57      61,391
JM Smucker Co. (The)
          3.500%, 03/15/25.................................................         58      61,168
John Deere Capital Corp.
#         3.350%, 06/12/24.................................................        672     712,273
Johnson & Johnson
          2.450%, 03/01/26.................................................         38      38,920
Johnson Controls International P.L.C.
          3.625%, 07/02/24.................................................         11      11,580
JPMorgan Chase & Co.
          3.625%, 05/13/24.................................................        142     151,032
          3.900%, 07/15/25.................................................        129     139,048
          3.300%, 04/01/26.................................................      2,000   2,105,298
Juniper Networks, Inc.
          4.500%, 03/15/24.................................................         49      52,923
#         3.750%, 08/15/29.................................................      4,000   4,064,518
Kellogg Co.
          1.250%, 03/10/25................................................. EUR    500     586,528
          3.250%, 04/01/26.................................................        661     689,435
          7.450%, 04/01/31.................................................         61      84,934
Keurig Dr Pepper, Inc.
#         3.400%, 11/15/25.................................................         20      20,939
Kimberly-Clark Corp.
          2.400%, 06/01/23.................................................         22      22,460
Kohl's Corp.
          4.750%, 12/15/23.................................................         17      18,257
Kraft Heinz Foods Co.
          3.950%, 07/15/25.................................................      2,212   2,330,481
          4.125%, 07/01/27................................................. GBP  1,600   2,265,951
          2.250%, 05/25/28................................................. EUR  1,000   1,190,614
Kroger Co.
          3.700%, 08/01/27.................................................      3,394   3,613,039
Kroger Co. (The)
#         3.850%, 08/01/23.................................................         39      41,202
#         7.500%, 04/01/31.................................................         90     125,180
L Brands, Inc.
          6.694%, 01/15/27.................................................        950     935,750
L3Harris Technologies, Inc.
          2.700%, 04/27/20.................................................          6       6,010
#(Omega)  3.950%, 05/28/24.................................................         29      30,932
Laboratory Corp. of America Holdings
          4.000%, 11/01/23.................................................         45      47,781
Lam Research Corp.
          3.800%, 03/15/25.................................................      1,000   1,072,090
Lazard Group LLC
          4.500%, 09/19/28.................................................      1,800   1,976,095

                                                                                  FACE
                                                                                 AMOUNT^   VALUE+
                                                                                 ------- ----------
                                                                                  (000)
UNITED STATES -- (Continued)
Lear Corp.
         3.800%, 09/15/27...................................................      3,600  $3,646,003
Legg Mason, Inc.
         3.950%, 07/15/24...................................................         55      58,410
         4.750%, 03/15/26...................................................         23      25,271
Leggett & Platt, Inc.
#        4.400%, 03/15/29...................................................      5,000   5,441,924
Lennar Corp.
         4.750%, 05/30/25...................................................      1,965   2,102,550
Liberty Mutual Group, Inc.
         2.750%, 05/04/26................................................... EUR  5,200   6,509,356
(Omega)  4.569%, 02/01/29...................................................         78      88,143
Lincoln National Corp.
#        3.050%, 01/15/30...................................................      2,300   2,323,361
Lockheed Martin Corp.
         2.900%, 03/01/25...................................................        552     576,649
         3.550%, 01/15/26...................................................         56      60,518
Loews Corp.
         2.625%, 05/15/23...................................................         44      44,852
         3.750%, 04/01/26...................................................        125     134,864
Lowe's Cos., Inc.
#        3.120%, 04/15/22...................................................          3       3,071
         3.375%, 09/15/25...................................................         61      64,641
LYB International Finance II BV
#        3.500%, 03/02/27...................................................      2,035   2,120,376
         1.625%, 09/17/31................................................... EUR  4,000   4,565,875
LyondellBasell Industries NV
         5.750%, 04/15/24...................................................      1,400   1,581,167
Macy's Retail Holdings, Inc.
#        3.625%, 06/01/24...................................................        750     753,606
Magellan Midstream Partners L.P.
         4.250%, 02/01/21...................................................         18      18,493
Marathon Petroleum Corp.
         3.625%, 09/15/24...................................................         96     101,315
Markel Corp.
         3.350%, 09/17/29...................................................      4,300   4,392,532
Marriott International, Inc.
         2.875%, 03/01/21...................................................         12      12,134
Marsh & McLennan Cos., Inc.
         3.500%, 06/03/24...................................................         97     102,064
         3.500%, 03/10/25...................................................        700     740,105
         1.349%, 09/21/26................................................... EUR  6,000   7,050,371
Maxim Integrated Products, Inc.
         3.450%, 06/15/27...................................................         69      70,992
McDonald's Corp.
         2.200%, 05/26/20...................................................          9       9,013
         3.500%, 07/15/20...................................................         57      57,628
         2.625%, 01/15/22...................................................         22      22,373
         2.875%, 12/17/25................................................... EUR    600     776,147
         1.500%, 11/28/29................................................... EUR  1,000   1,219,732
         5.875%, 04/23/32................................................... GBP    750   1,385,489

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CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
McKesson Corp.
    3.796%, 03/15/24.................................................         51  $   53,530
#   3.950%, 02/16/28.................................................      3,050   3,237,581
    3.125%, 02/17/29................................................. GBP  4,420   5,972,737
    4.750%, 05/30/29.................................................      1,000   1,121,985
Medtronic, Inc.
    3.500%, 03/15/25.................................................         11      11,825
Merck & Co., Inc.
    2.750%, 02/10/25.................................................        136     141,150
Meritage Homes Corp.
    7.000%, 04/01/22.................................................        272     297,160
#   6.000%, 06/01/25.................................................      2,688   3,003,840
MetLife, Inc.
    3.600%, 04/10/24.................................................        189     200,916
    3.000%, 03/01/25.................................................      1,500   1,565,978
    6.500%, 12/15/32.................................................        281     393,396
MGIC Investment Corp.
    5.750%, 08/15/23.................................................        500     549,375
MGM Resorts International
    7.750%, 03/15/22.................................................      1,100   1,232,000
    5.750%, 06/15/25.................................................      2,120   2,353,200
    4.625%, 09/01/26.................................................        105     109,988
Microsoft Corp.
#   3.300%, 02/06/27.................................................      3,400   3,680,383
Molson Coors Brewing Co.
    3.500%, 05/01/22.................................................         33      33,983
    1.250%, 07/15/24................................................. EUR  1,200   1,385,187
    3.000%, 07/15/26.................................................         87      88,039
Mondelez International, Inc.
    1.625%, 03/08/27................................................. EUR  2,500   3,002,554
Morgan Stanley
    5.500%, 07/28/21.................................................         10      10,584
    3.875%, 04/29/24.................................................        140     149,283
    3.875%, 01/27/26.................................................      1,095   1,181,940
    1.375%, 10/27/26................................................. EUR  2,550   3,017,141
    1.875%, 04/27/27................................................. EUR  1,856   2,279,273
Mosaic Co. (The)
    4.250%, 11/15/23.................................................         46      49,000
#   4.050%, 11/15/27.................................................      4,000   4,228,789
Motorola Solutions, Inc.
#   3.750%, 05/15/22.................................................         21      21,825
    3.500%, 03/01/23.................................................         37      38,329
    4.600%, 05/23/29.................................................      2,300   2,529,833
MPLX L.P.
#   4.125%, 03/01/27.................................................      2,289   2,403,853
    4.000%, 03/15/28.................................................      1,500   1,558,751
Murphy Oil Corp.
#   4.000%, 06/01/22.................................................      1,100   1,108,250
Mylan NV
    2.250%, 11/22/24................................................. EUR  1,000   1,186,367
    3.950%, 06/15/26.................................................        173     179,609
    3.125%, 11/22/28................................................. EUR  3,400   4,288,280
Mylan, Inc.
    4.200%, 11/29/23.................................................         52      54,469

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- ----------
                                                                                 (000)
UNITED STATES -- (Continued)
Nasdaq, Inc.
          4.250%, 06/01/24.................................................         33  $   35,671
          1.750%, 03/28/29................................................. EUR  5,924   7,129,044
National Oilwell Varco, Inc.
          2.600%, 12/01/22.................................................         94      94,755
National Rural Utilities Cooperative Finance Corp.
          8.000%, 03/01/32.................................................         32      48,036
NetApp, Inc.
          3.250%, 12/15/22.................................................         13      13,256
#         3.300%, 09/29/24.................................................      1,800   1,851,510
Netflix, Inc.
#         4.375%, 11/15/26.................................................        500     508,900
          4.875%, 04/15/28.................................................      2,040   2,107,912
          5.875%, 11/15/28.................................................      1,000   1,101,250
Newell Brands, Inc.
          4.000%, 06/15/22.................................................         76      78,115
Newmont Goldcorp Corp.
          3.625%, 06/09/21.................................................         46      47,060
NextEra Energy Capital Holdings, Inc.
          4.500%, 06/01/21.................................................         10      10,328
          3.550%, 05/01/27.................................................        684     728,683
NextEra Energy Operating Partners L.P.
#(Omega)  4.500%, 09/15/27.................................................      2,200   2,244,000
NiSource, Inc.
          3.850%, 02/15/23.................................................         27      28,141
Noble Energy, Inc.
          3.900%, 11/15/24.................................................         18      18,967
#         3.850%, 01/15/28.................................................      1,000   1,038,775
Nordstrom, Inc.
          4.750%, 05/01/20.................................................         16      16,186
          4.000%, 10/15/21.................................................         11      11,271
#         4.000%, 03/15/27.................................................      4,148   4,316,310
Norfolk Southern Corp.
          2.900%, 06/15/26.................................................        526     544,181
Northrop Grumman Corp.
          3.250%, 08/01/23.................................................         12      12,519
NuStar Logistics L.P.
          4.750%, 02/01/22.................................................        500     507,500
          5.625%, 04/28/27.................................................      2,867   2,981,680
Nuveen Finance LLC
(Omega)   4.125%, 11/01/24.................................................         32      34,751
Occidental Petroleum Corp.
          2.700%, 02/15/23.................................................          5       5,038
          3.400%, 04/15/26.................................................         85      86,518
          3.000%, 02/15/27.................................................      5,376   5,328,581
Ohio Power Co.
          5.375%, 10/01/21.................................................         27      28,727
Omnicom Group, Inc. / Omnicom Capital, Inc.
          3.650%, 11/01/24.................................................      2,038   2,153,503

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CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
ONEOK, Inc.
    4.000%, 07/13/27.................................................         77  $   81,234
Oracle Corp.
#   2.500%, 10/15/22.................................................         22      22,404
    2.950%, 05/15/25.................................................        325     338,069
#   2.650%, 07/15/26.................................................      2,078   2,132,465
#   3.250%, 11/15/27.................................................      5,256   5,600,097
O'Reilly Automotive, Inc.
    3.600%, 09/01/27.................................................      2,200   2,351,809
Packaging Corp. of America
    4.500%, 11/01/23.................................................         45      48,264
Parker-Hannifin Corp.
    3.300%, 11/21/24.................................................         71      74,454
    3.250%, 06/14/29.................................................      1,000   1,049,149
PepsiCo, Inc.
    2.750%, 03/05/22.................................................         33      33,807
    2.750%, 03/01/23.................................................         52      53,701
    0.875%, 07/18/28................................................. EUR  1,500   1,761,950
PerkinElmer, Inc.
#   3.300%, 09/15/29.................................................        600     601,917
Perrigo Finance Unlimited Co.
    4.375%, 03/15/26.................................................      2,500   2,586,069
Pfizer, Inc.
    3.450%, 03/15/29.................................................      6,000   6,546,491
Philip Morris International, Inc.
    3.250%, 11/10/24.................................................         68      71,316
    2.875%, 05/14/29................................................. EUR  2,650   3,476,352
    0.800%, 08/01/31................................................. EUR  3,200   3,401,682
Phillips 66
    4.300%, 04/01/22.................................................         49      51,774
Phillips 66 Partners L.P.
    3.550%, 10/01/26.................................................        752     785,592
#   3.750%, 03/01/28.................................................        700     735,097
Plains All American Pipeline L.P. / PAA Finance Corp.
    4.650%, 10/15/25.................................................        800     855,005
PNC Financial Services Group, Inc. (The)
    4.375%, 08/11/20.................................................          3       3,058
#   3.300%, 03/08/22.................................................          9       9,275
    3.150%, 05/19/27.................................................      1,000   1,056,404
PolyOne Corp.
    5.250%, 03/15/23.................................................      1,170   1,262,137
PPG Industries, Inc.
    1.400%, 03/13/27................................................. EUR  1,800   2,112,574
#   3.750%, 03/15/28.................................................      2,750   3,000,493
    2.800%, 08/15/29.................................................        947     951,568
Principal Financial Group, Inc.
    3.125%, 05/15/23.................................................         52      53,681
    3.100%, 11/15/26.................................................         53      54,988
Procter & Gamble Co. (The)
    2.450%, 11/03/26.................................................         13      13,398
#   2.850%, 08/11/27.................................................        150     159,797
    1.200%, 10/30/28................................................. EUR  6,160   7,482,371

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
          1.800%, 05/03/29................................................. GBP  9,800  $13,349,820
          1.250%, 10/25/29................................................. EUR  1,000    1,218,061
Proctor + Gamble Co. Ltd.
          6.250%, 01/31/30................................................. GBP    563    1,060,500
Progress Energy, Inc.
          4.875%, 12/01/19.................................................          6        6,013
          4.400%, 01/15/21.................................................         27       27,612
          7.750%, 03/01/31.................................................        500      714,963
          7.000%, 10/30/31.................................................        630      870,604
Progressive Corp.
          2.450%, 01/15/27.................................................        500      506,529
Progressive Corp. (The)
#         3.750%, 08/23/21.................................................         51       52,745
Prudential Financial, Inc.
#         3.500%, 05/15/24.................................................      1,712    1,820,688
PSEG Power LLC
          5.125%, 04/15/20.................................................         26       26,363
          4.300%, 11/15/23.................................................         68       72,322
Puget Energy, Inc.
          6.000%, 09/01/21.................................................         92       98,176
PulteGroup, Inc.
          5.000%, 01/15/27.................................................      2,500    2,734,375
QUALCOMM, Inc.
          3.450%, 05/20/25.................................................      1,631    1,729,704
          3.250%, 05/20/27.................................................      2,800    2,946,972
Quest Diagnostics, Inc.
          3.500%, 03/30/25.................................................          4        4,214
#         4.200%, 06/30/29.................................................        925    1,023,253
Radian Group, Inc.
#         4.500%, 10/01/24.................................................      2,700    2,824,875
Reinsurance Group of America, Inc.
          5.000%, 06/01/21.................................................         11       11,484
          4.700%, 09/15/23.................................................         45       49,002
          3.950%, 09/15/26.................................................        111      117,342
Republic Services, Inc.
          3.550%, 06/01/22.................................................         52       54,041
Rockwell Automation, Inc.
          2.875%, 03/01/25.................................................         67       69,447
Roper Technologies, Inc.
          3.000%, 12/15/20.................................................         15       15,158
Royal Caribbean Cruises, Ltd.
          3.700%, 03/15/28.................................................      1,000    1,035,675
SCANA Corp.
          4.125%, 02/01/22.................................................         11       11,354
Sealed Air Corp.
(Omega)   4.875%, 12/01/22.................................................      1,180    1,249,325
#(Omega)  5.125%, 12/01/24.................................................      1,817    1,957,817
#(Omega)  5.500%, 09/15/25.................................................        100      109,000
Sempra Energy
          4.050%, 12/01/23.................................................         49       51,873
          3.550%, 06/15/24.................................................         76       78,808
Sensata Technologies BV
(Omega)   5.000%, 10/01/25.................................................      3,886    4,187,942

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
Sherwin-Williams Co. (The)
#   3.450%, 08/01/25.................................................         53  $   56,031
    2.950%, 08/15/29.................................................      3,000   3,026,880
Sky Ltd.
    2.500%, 09/15/26................................................. EUR  2,000   2,559,042
Southern Co. (The)
    3.250%, 07/01/26.................................................        556     580,062
Southern Power Co.
    4.150%, 12/01/25.................................................      1,017   1,112,626
    1.850%, 06/20/26................................................. EUR  1,200   1,469,091
Southwest Airlines Co.
    2.650%, 11/05/20.................................................         60      60,443
    3.000%, 11/15/26.................................................        107     109,719
Spirit AeroSystems, Inc.
#   4.600%, 06/15/28.................................................      3,500   3,776,729
Springleaf Finance Corp.
    6.875%, 03/15/25.................................................      3,500   3,963,750
State Street Corp.
#   3.300%, 12/16/24.................................................        163     172,345
    3.550%, 08/18/25.................................................         96     103,619
Steelcase Inc.
    5.125%, 01/18/29.................................................      1,052   1,191,345
Stryker Corp.
    3.375%, 05/15/24.................................................          6       6,312
    3.375%, 11/01/25.................................................        109     116,109
    2.125%, 11/30/27................................................. EUR  4,709   5,990,160
Sysco Corp.
    2.600%, 10/01/20.................................................         35      35,208
    3.300%, 07/15/26.................................................         23      24,282
Tapestry, Inc.
    4.250%, 04/01/25.................................................      1,196   1,257,376
Target Corp.
    2.500%, 04/15/26.................................................         52      53,497
TC PipeLines L.P.
    3.900%, 05/25/27.................................................      2,000   2,101,185
TD Ameritrade Holding Corp.
    2.950%, 04/01/22.................................................         21      21,466
    3.625%, 04/01/25.................................................         86      91,304
#   2.750%, 10/01/29.................................................      2,000   2,008,502
Thermo Fisher Scientific, Inc.
    2.000%, 04/15/25................................................. EUR  1,000   1,217,814
    1.450%, 03/16/27................................................. EUR  1,000   1,195,327
    1.375%, 09/12/28................................................. EUR  1,315   1,569,869
TJX Cos., Inc. (The)
#   2.250%, 09/15/26.................................................        600     602,079
Toll Brothers Finance Corp.
#   4.875%, 03/15/27.................................................      1,800   1,955,250
    4.350%, 02/15/28.................................................        800     831,750
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
#   5.875%, 06/15/24.................................................      1,300   1,400,750
Trimble, Inc.
    4.900%, 06/15/28.................................................        500     546,582

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- ----------
                                                                           (000)
UNITED STATES -- (Continued)
TWDC Enterprises 18 Corp.
#   3.150%, 09/17/25.................................................         75  $   79,874
Tyson Foods, Inc.
    4.500%, 06/15/22.................................................         65      68,835
Under Armour, Inc.
    3.250%, 06/15/26.................................................      3,750   3,624,674
Union Pacific Corp.
    2.750%, 04/15/23.................................................          7       7,156
    3.250%, 01/15/25.................................................        111     116,313
United Continental Holdings Inc.
#   4.875%, 01/15/25.................................................      1,000   1,049,600
United Continental Holdings, Inc.
#   4.250%, 10/01/22.................................................      1,400   1,445,808
United Technologies Corp.
    3.100%, 06/01/22.................................................          2       2,061
    7.500%, 09/15/29.................................................          7       9,895
UnitedHealth Group, Inc.
    2.750%, 02/15/23.................................................        101     103,347
    3.750%, 07/15/25.................................................        137     148,589
Unum Group
    4.000%, 03/15/24.................................................        734     779,306
    3.875%, 11/05/25.................................................         23      24,392
#   4.000%, 06/15/29.................................................      5,100   5,359,037
US Bancorp
    2.350%, 01/29/21.................................................          9       9,058
Valero Energy Corp.
    3.400%, 09/15/26.................................................      1,046   1,084,589
VeriSign, Inc.
    5.250%, 04/01/25.................................................      2,307   2,526,165
Verizon Communications, Inc.
    3.376%, 02/15/25.................................................         26      27,597
    2.625%, 08/15/26.................................................         24      24,517
    1.375%, 10/27/26................................................. EUR  1,500   1,793,054
    1.375%, 11/02/28................................................. EUR  2,000   2,395,441
    4.016%, 12/03/29.................................................        183     204,561
    2.625%, 12/01/31................................................. EUR  2,500   3,372,387
Viacom, Inc.
    4.500%, 03/01/21.................................................         22      22,696
    4.250%, 09/01/23.................................................          7       7,438
    3.875%, 04/01/24.................................................         57      59,932
Visa, Inc.
    3.150%, 12/14/25.................................................      1,970   2,106,339
VMware, Inc.
    3.900%, 08/21/27.................................................      3,121   3,221,601
WAL MART, Inc.
    5.625%, 03/27/34................................................. GBP  2,500   4,909,772
Walgreens Boots Alliance, Inc.
    3.450%, 06/01/26.................................................      3,035   3,141,478
    2.125%, 11/20/26................................................. EUR  2,700   3,255,737
Walmart, Inc.
    3.700%, 06/26/28.................................................      3,000   3,333,603
    4.875%, 09/21/29................................................. EUR  5,166   8,291,873

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
UNITED STATES -- (Continued)
         5.750%, 12/19/30................................................. GBP  3,919  $7,400,387
Walt Disney Co. (The)
(Omega)  3.700%, 09/15/24.................................................        168     180,329
Waste Management, Inc.
         4.600%, 03/01/21.................................................         21      21,626
         3.500%, 05/15/24.................................................         58      61,280
         3.125%, 03/01/25.................................................         40      41,907
WEC Energy Group, Inc.
         2.450%, 06/15/20.................................................         19      19,044
         3.550%, 06/15/25.................................................         52      55,559
Wells Fargo & Co.
#        2.600%, 07/22/20.................................................          3       3,013
         3.500%, 03/08/22.................................................        102     105,323
         3.000%, 02/19/25.................................................        190     195,406
         3.000%, 04/22/26.................................................         32      32,841
         2.000%, 04/27/26................................................. EUR    800     982,163
         2.975%, 05/19/26................................................. CAD  3,000   2,308,800
         1.375%, 10/26/26................................................. EUR    500     592,268
         1.000%, 02/02/27................................................. EUR    800     925,092
         4.150%, 01/24/29.................................................      1,000   1,110,791
         2.500%, 05/02/29................................................. GBP    750   1,017,825
Western Digital Corp.
#        4.750%, 02/15/26.................................................      3,695   3,764,281
Western Gas Partners L.P.
         4.000%, 07/01/22.................................................      2,200   2,234,599
Western Power Distribution South West P.L.C.
         5.875%, 03/25/27................................................. GBP    900   1,494,027
         2.375%, 05/16/29................................................. GBP  1,300   1,754,755
Western Union Co. (The)
         5.253%, 04/01/20.................................................         27      27,283
Westlake Chemical Corp.
         1.625%, 07/17/29................................................. EUR  4,000   4,499,060
WestRock MWV LLC
         8.200%, 01/15/30.................................................        180     249,232
Whirlpool Corp.
         4.700%, 06/01/22.................................................         22      23,374
         3.700%, 05/01/25.................................................        145     153,045
         4.750%, 02/26/29.................................................      1,000   1,125,763
Whirlpool Finance Luxembourg Sarl
         1.250%, 11/02/26................................................. EUR  1,200   1,411,568
         1.100%, 11/09/27................................................. EUR    500     578,718
Williams Cos., Inc. (The)
         7.875%, 09/01/21.................................................        498     547,021
         3.700%, 01/15/23.................................................        100     103,498
         4.000%, 09/15/25.................................................        136     144,365
         3.750%, 06/15/27.................................................         16      16,659
Wisconsin Electric Power Co.
         3.100%, 06/01/25.................................................         37      38,643
WR Grace & Co-Conn
(Omega)  5.125%, 10/01/21.................................................      1,010   1,047,875
WRKCo, Inc.
         4.200%, 06/01/32.................................................      2,600   2,885,656

                                                                                             FACE
                                                                                            AMOUNT^     VALUE+
                                                                                            ------- --------------
                                                                                             (000)
UNITED STATES -- (Continued)
Wyndham Destinations, Inc.
    3.900%, 03/01/23.....................................................................    1,088  $    1,096,160
Xerox Corp.
    4.070%, 03/17/22.....................................................................       13          13,228
    3.800%, 05/15/24.....................................................................       50          50,250
Xilinx, Inc.
    3.000%, 03/15/21.....................................................................       11          11,137
Zimmer Biomet Holdings, Inc.
#   3.550%, 04/01/25.....................................................................      731         773,282
Zoetis, Inc.
    3.000%, 09/12/27.....................................................................       62          63,860
                                                                                                    --------------
TOTAL UNITED STATES......................................................................              780,599,652
                                                                                                    --------------
TOTAL BONDS..............................................................................            1,491,013,160
                                                                                                    --------------
AGENCY OBLIGATIONS -- (0.3%)
Federal Farm Credit Bank
    4.670%, 05/07/20.....................................................................       19          19,299
    5.350%, 08/07/20.....................................................................       23          23,658
    3.650%, 12/21/20.....................................................................      152         155,241
    5.250%, 03/02/21.....................................................................       21          21,982
    5.220%, 02/22/22.....................................................................       17          18,398
    5.210%, 12/19/22.....................................................................       73          81,276
    4.800%, 02/13/23.....................................................................        7           7,740
    5.250%, 03/06/23.....................................................................       21          23,568
    5.220%, 05/15/23.....................................................................      166         187,203
    2.630%, 08/03/26.....................................................................       67          71,000
    5.770%, 01/05/27.....................................................................       22          27,992
Federal Home Loan Bank
    3.000%, 03/18/20.....................................................................       65          65,347
    2.875%, 09/11/20.....................................................................       50          50,556
    4.625%, 09/11/20.....................................................................       90          92,363
    3.125%, 12/11/20.....................................................................       20          20,327
    5.250%, 12/11/20.....................................................................       25          26,004
    5.000%, 03/12/21.....................................................................       20          20,923
    3.625%, 06/11/21.....................................................................       35          36,138
    5.000%, 12/10/21.....................................................................      155         165,935
    2.250%, 03/11/22.....................................................................       35          35,566
    5.250%, 06/10/22.....................................................................       30          32,793
    5.750%, 06/10/22.....................................................................       65          71,889
    5.250%, 12/09/22.....................................................................       50          55,510
    4.750%, 03/10/23.....................................................................      170         187,579
    2.875%, 06/14/24.....................................................................       55          58,065
    5.375%, 08/15/24.....................................................................       65          76,132
    4.375%, 03/13/26.....................................................................       70          80,829
    3.250%, 11/16/28.....................................................................    3,000       3,342,999
Federal National Mortgage Association
    1.500%, 06/22/20.....................................................................       53          52,960
    1.250%, 05/06/21.....................................................................       58          57,725
    7.125%, 01/15/30.....................................................................       75         110,830
                                                                                                    --------------
TOTAL AGENCY OBLIGATIONS.................................................................                5,277,827
                                                                                                    --------------

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^     VALUE+
                                                                        ------- --------------
                                                                         (000)
U.S. TREASURY OBLIGATIONS -- (0.2%)
U.S. Treasury Notes
    1.000%, 11/30/19.................................................    1,000  $      999,321
    1.625%, 08/15/29.................................................    2,000       1,988,047
                                                                                --------------
TOTAL U.S. TREASURY OBLIGATIONS......................................                2,987,368
                                                                                --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,456,886,029)..............................................            1,499,278,355
                                                                                --------------

                                                                           SHARES       VALUE+
                                                                          --------- --------------
SECURITIES LENDING COLLATERAL -- (4.8%)
@(S)  The DFA Short Term Investment Fund                                  6,552,162 $   75,815,072
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,532,694,549)................................................             $1,575,093,427
                                                                                    ==============

As of October 31, 2019, DFA Global Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                  UNREALIZED
                                                                                   FOREIGN
                                                                                   EXCHANGE
                                                                     SETTLEMENT  APPRECIATION
CURRENCY PURCHASED     CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------   ------------------ ---------------------------- ---------- --------------
AUD    38,016,158    USD     26,057,795 State Street Bank and Trust   11/01/19   $   148,642
CAD       587,218    USD        445,029 State Street Bank and Trust   01/08/20           995
DKK       821,106    USD        122,900 State Street Bank and Trust   12/30/19           228
EUR    73,861,154    USD     82,012,471 State Street Bank and Trust   11/01/19       364,851
JPY   101,089,650    USD        930,564 Citibank, N.A.                12/30/19         9,134
USD    40,712,520    AUD     58,935,637 State Street Bank and Trust   12/02/19        53,846
USD     2,407,440    GBP      1,854,756 Citibank, N.A.                12/30/19           168
USD    93,491,990    JPY 10,047,434,614 ANZ Securities                12/30/19        94,137
USD    82,254,158    EUR     73,317,568 State Street Bank and Trust   01/13/20        73,655
                                                                                 -----------
TOTAL APPRECIATION                                                               $   745,656

AUD    58,860,816    USD     40,629,267 State Street Bank and Trust   11/04/19   $   (53,566)
EUR    73,317,568    USD     81,844,401 State Street Bank and Trust   11/04/19       (73,341)
SEK     3,224,124    USD        335,935 State Street Bank and Trust   01/14/20          (601)
USD     2,717,305    AUD      4,018,106 Citibank, N.A.                11/01/19       (52,576)
USD     4,413,260    EUR      4,021,439 ANZ Securities                11/01/19       (71,850)
USD    23,034,132    AUD     33,998,052 State Street Bank and Trust   11/01/19      (402,423)
USD    76,909,506    EUR     69,839,715 Citibank, N.A.                11/01/19      (982,706)
USD     2,438,534    AUD      3,558,735 ANZ Securities                11/04/19       (14,680)
USD     3,800,331    EUR      3,477,852 State Street Bank and Trust   11/04/19       (78,516)
USD    37,444,022    AUD     55,302,081 State Street Bank and Trust   11/04/19      (678,466)
USD    76,925,786    EUR     69,839,716 Citibank, N.A.                11/04/19      (966,427)
USD    26,117,857    AUD     38,074,743 State Street Bank and Trust   11/29/19      (147,118)
USD    82,309,142    EUR     73,861,154 State Street Bank and Trust   12/27/19      (378,948)
USD       943,320    DKK      6,322,967 Goldman Sachs                 12/30/19        (4,829)
USD     1,515,262    DKK     10,204,283 State Street Bank and Trust   12/30/19       (14,903)
USD     4,221,134    GBP      3,446,904 State Street Bank and Trust   12/30/19      (252,573)
USD    10,256,792    DKK     69,546,123 State Street Bank and Trust   12/30/19      (171,870)
USD    97,165,695    GBP     78,671,249 State Street Bank and Trust   12/30/19    (4,941,039)
USD     5,535,545    GBP      4,293,837 State Street Bank and Trust   01/06/20       (38,930)
USD   100,585,898    GBP     79,555,913 State Street Bank and Trust   01/06/20    (2,697,583)
USD    33,691,356    CAD     44,840,318 Citibank, N.A.                01/08/20      (367,308)
USD     4,126,300    EUR      3,725,520 State Street Bank and Trust   01/10/20       (48,802)
USD     5,707,351    EUR      5,116,052 State Street Bank and Trust   01/10/20       (26,088)
USD    74,935,224    EUR     67,666,587 State Street Bank and Trust   01/10/20      (897,130)
USD       594,330    EUR        530,833 State Street Bank and Trust   01/14/20          (709)

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED


                                                                             UNREALIZED
                                                                              FOREIGN
                                                                              EXCHANGE
                                                                SETTLEMENT  APPRECIATION
CURRENCY PURCHASED  CURRENCY SOLD         COUNTERPARTY             DATE    (DEPRECIATION)
------------------ --------------- ---------------------------- ---------- --------------
USD    1,121,798   SEK  10,823,403 Citibank, N.A.                01/14/20   $     (3,919)
USD    2,057,108   SEK  20,049,515 State Street Bank and Trust   01/14/20        (28,196)
USD    3,566,771   EUR   3,201,933 Citibank, N.A.                01/14/20        (22,447)
USD    3,799,765   EUR   3,394,916 State Street Bank and Trust   01/14/20         (5,778)
USD    4,215,532   EUR   3,765,930 Citibank, N.A.                01/14/20         (5,900)
USD   19,681,365   SEK 192,432,600 State Street Bank and Trust   01/14/20       (333,102)
USD   74,964,418   EUR  67,676,822 State Street Bank and Trust   01/14/20       (898,149)
USD    5,798,455   EUR   5,188,994 State Street Bank and Trust   01/23/20        (21,402)
USD   80,143,352   EUR  71,593,441 Citibank, N.A.                01/23/20       (154,211)
USD    2,124,316   EUR   1,895,129 State Street Bank and Trust   01/24/20         (1,349)
USD   80,136,865   EUR  71,593,441 Citibank, N.A.                01/24/20       (165,661)
                                                                            ------------
TOTAL (DEPRECIATION)                                                        $(15,003,096)
                                                                            ------------
TOTAL APPRECIATION (DEPRECIATION)                                           $(14,257,440)
                                                                            ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ----------------------------------------------
                                           LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                           ------- --------------  ------- --------------
Bonds
   Australia..............................     --  $   40,540,563      --  $   40,540,563
   Belgium................................     --      21,687,914      --      21,687,914
   Canada.................................     --      78,166,547      --      78,166,547
   Denmark................................     --      28,394,333      --      28,394,333
   Finland................................     --       3,819,375      --       3,819,375
   France.................................     --      97,037,848      --      97,037,848
   Germany................................     --      77,332,106      --      77,332,106
   Italy..................................     --      16,523,287      --      16,523,287
   Japan..................................     --      21,839,361      --      21,839,361
   Netherlands............................     --      49,620,853      --      49,620,853
   Norway.................................     --      55,426,530      --      55,426,530
   Spain..................................     --      10,171,823      --      10,171,823
   Supranational Organization Obligations.     --      80,974,662      --      80,974,662
   Sweden.................................     --      21,011,608      --      21,011,608
   Switzerland............................     --      19,874,810      --      19,874,810
   United Kingdom.........................     --      87,991,888      --      87,991,888
   United States..........................     --     780,599,652      --     780,599,652
Agency Obligations........................     --       5,277,827      --       5,277,827
U.S. Treasury Obligations.................     --       2,987,368      --       2,987,368
Securities Lending Collateral.............     --      75,815,072      --      75,815,072
Forward Currency Contracts**..............     --     (14,257,440)     --     (14,257,440)
                                           ------  --------------  ------  --------------
TOTAL.....................................     --  $1,560,835,987      --  $1,560,835,987
                                           ======  ==============  ======  ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        DFA INVESTMENT GRADE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
BONDS -- (52.5%)
AUSTRALIA -- (1.6%)
ANZ New Zealand International Ltd.
(Omega)  3.450%, 07/17/27.................................................      6,000  $  6,380,013
Australia & New Zealand Banking Group, Ltd.
         0.625%, 02/21/23................................................. EUR  7,326     8,355,376
#        3.700%, 11/16/25.................................................      6,110     6,639,707
BHP Billiton Finance USA, Ltd.
         2.875%, 02/24/22.................................................      1,077     1,101,507
Commonwealth Bank of Australia
         5.000%, 03/19/20.................................................        784       792,946
         2.400%, 11/02/20.................................................      3,605     3,624,086
(Omega)  2.850%, 05/18/26.................................................     22,784    23,338,223
(Omega)  3.150%, 09/19/27.................................................        890       948,959
Macquarie Bank, Ltd.
(Omega)  3.900%, 01/15/26.................................................     24,711    26,439,897
National Australia Bank, Ltd.
         3.375%, 01/14/26.................................................      3,000     3,174,281
(Omega)  3.500%, 01/10/27.................................................     29,999    32,252,643
Rio Tinto Finance USA, Ltd.
         7.125%, 07/15/28.................................................      1,270     1,722,976
Westpac Banking Corp.
         4.875%, 11/19/19.................................................      2,958     2,961,668
         2.850%, 05/13/26.................................................     10,267    10,629,318
         2.700%, 08/19/26.................................................      5,052     5,201,118
#        3.350%, 03/08/27.................................................     27,267    29,163,000
                                                                                       ------------
TOTAL AUSTRALIA...........................................................              162,725,718
                                                                                       ------------
BELGIUM -- (0.4%)
Anheuser-Busch InBev Worldwide, Inc.
         4.000%, 04/13/28.................................................     14,000    15,454,087
#        4.900%, 01/23/31.................................................      2,000     2,388,966
Dexia Credit Local SA
         1.375%, 12/07/22................................................. GBP 20,000    26,267,592
Solvay Finance America LLC
(Omega)  4.450%, 12/03/25.................................................        865       940,383
                                                                                       ------------
TOTAL BELGIUM.............................................................               45,051,028
                                                                                       ------------
CANADA -- (1.3%)
Alimentation Couche-Tard, Inc.
(Omega)  3.550%, 07/26/27.................................................      2,780     2,881,660
Bank of Montreal
         1.375%, 12/29/21................................................. GBP  1,900     2,483,139
Bank of Nova Scotia (The)
         4.375%, 01/13/21.................................................      2,092     2,153,049

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
CANADA -- (Continued)
         1.750%, 12/23/22................................................. GBP  6,650  $  8,807,275
Canadian Imperial Bank of Commerce
         0.750%, 03/22/23................................................. EUR 18,319    20,977,504
Canadian Natural Resources, Ltd.
         3.850%, 06/01/27.................................................      3,898     4,124,782
Canadian Pacific Railway Co.
         2.900%, 02/01/25.................................................      3,024     3,119,385
         3.700%, 02/01/26.................................................      4,880     5,239,408
Enbridge, Inc.
         3.500%, 06/10/24.................................................      1,280     1,337,354
#        3.700%, 07/15/27.................................................      1,575     1,673,658
Fairfax Financial Holdings Ltd.
#        4.850%, 04/17/28.................................................      1,000     1,089,104
Husky Energy, Inc.
         4.400%, 04/15/29.................................................      5,300     5,615,071
ITC Holdings Corp.
         3.650%, 06/15/24.................................................      9,714    10,240,181
Nutrien, Ltd.
         3.625%, 03/15/24.................................................      3,460     3,645,603
#        3.000%, 04/01/25.................................................      3,460     3,544,644
Province of Ontario Canada
         3.150%, 06/02/22................................................. CAD 19,927    15,671,691
Rogers Communications, Inc.
         3.000%, 03/15/23.................................................      1,765     1,807,109
Spectra Energy Partners L.P.
         4.750%, 03/15/24.................................................      1,915     2,090,421
Suncor Energy, Inc.
         3.600%, 12/01/24.................................................      2,406     2,542,599
Thomson Reuters Corp.
         4.300%, 11/23/23.................................................      5,120     5,508,856
         3.850%, 09/29/24.................................................        203       215,287
Toronto-Dominion Bank (The)
#        2.125%, 04/07/21.................................................      7,407     7,434,924
         1.994%, 03/23/22................................................. CAD  4,942     3,744,603
         0.625%, 07/20/23................................................. EUR  9,326    10,671,718
TransCanada PipeLines, Ltd.
         3.800%, 10/01/20.................................................        780       792,675
         4.875%, 01/15/26.................................................      5,560     6,222,726
#        4.250%, 05/15/28.................................................      1,300     1,436,600
                                                                                       ------------
TOTAL CANADA..............................................................              135,071,026
                                                                                       ------------
DENMARK -- (0.4%)
Danske Bank A.S.
(Omega)  2.750%, 09/17/20.................................................      1,058     1,064,383
(Omega)  2.800%, 03/10/21.................................................      6,530     6,582,001
         0.875%, 05/22/23................................................. EUR  4,900     5,555,020
         0.750%, 06/02/23................................................. EUR  4,700     5,364,925
(Omega)  4.375%, 06/12/28.................................................      2,000     2,158,009

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
DENMARK -- (Continued)
Kommunekredit
          0.000%, 09/08/22................................................. EUR 21,894  $ 24,698,499
                                                                                        ------------
TOTAL DENMARK..............................................................               45,422,837
                                                                                        ------------
FINLAND -- (0.0%)
Nordea Bank Abp
          0.875%, 06/26/23................................................. EUR  1,000     1,144,822
                                                                                        ------------
FRANCE -- (1.0%)
Airbus SE
(Omega)   3.150%, 04/10/27.................................................      7,500     7,863,420
BNP Paribas SA
#         3.250%, 03/03/23.................................................      1,920     2,007,459
(Omega)   3.500%, 11/16/27.................................................        500       522,956
BPCE SA
          0.375%, 10/05/23................................................. EUR  8,100     9,157,078
          4.000%, 04/15/24.................................................     10,914    11,730,296
Credit Agricole SA
(Omega)   2.750%, 06/10/20.................................................      1,125     1,129,519
#         3.875%, 04/15/24.................................................      8,591     9,174,144
Electricite de France SA
(Omega)   3.625%, 10/13/25.................................................      6,638     7,094,916
Pernod Ricard SA
(Omega)   4.450%, 01/15/22.................................................      6,474     6,801,908
#(Omega)  3.250%, 06/08/26.................................................     14,827    15,631,700
Sanofi
          3.625%, 06/19/28.................................................     20,000    22,309,819
Total Capital International SA
          2.125%, 03/15/23................................................. EUR  4,700     5,643,491
#         3.750%, 04/10/24.................................................      9,600    10,321,999
                                                                                        ------------
TOTAL FRANCE...............................................................              109,388,705
                                                                                        ------------
GERMANY -- (1.3%)
Bayer U.S. Finance II LLC
(Omega)   5.500%, 08/15/25.................................................      2,240     2,502,712
#(Omega)  4.375%, 12/15/28.................................................     10,000    10,847,193
Bayer U.S. Finance LLC
#(Omega)  3.375%, 10/08/24.................................................     12,544    12,896,076
BMW US Capital LLC
(Omega)   2.800%, 04/11/26.................................................     21,530    21,813,784
(Omega)   3.300%, 04/06/27.................................................      6,742     7,039,969
Daimler Finance North America LLC
#(Omega)  3.250%, 08/01/24.................................................      2,072     2,148,480
          8.500%, 01/18/31.................................................     28,596    43,160,029
Deutsche Bank AG
          2.950%, 08/20/20.................................................        136       136,271
EMD Finance LLC
(Omega)   2.950%, 03/19/22.................................................      5,120     5,200,233
Siemens Financieringsmaatschappij NV
(Omega)   6.125%, 08/17/26.................................................      7,621     9,336,842

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
GERMANY -- (Continued)
Volkswagen Financial Services AG
          0.875%, 04/12/23................................................. EUR  4,500  $  5,111,005
          1.375%, 10/16/23................................................. EUR  3,500     4,049,479
Volkswagen Financial Services NV
          1.625%, 06/09/22................................................. GBP  5,000     6,477,399
Volkswagen Group of America Finance LLC
(Omega)   2.400%, 05/22/20.................................................        699       700,132
                                                                                        ------------
TOTAL GERMANY..............................................................              131,419,604
                                                                                        ------------
IRELAND -- (0.0%)
CRH America Finance, Inc.
(Omega)   3.950%, 04/04/28.................................................      1,520     1,639,814
                                                                                        ------------
ITALY -- (0.1%)
Enel Finance International NV
(Omega)   3.500%, 04/06/28.................................................      2,800     2,884,081
(Omega)   4.875%, 06/14/29.................................................     10,000    11,445,342
                                                                                        ------------
TOTAL ITALY................................................................               14,329,423
                                                                                        ------------
JAPAN -- (1.7%)
American Honda Finance Corp.
          0.550%, 03/17/23................................................. EUR  4,900     5,563,972
#         2.300%, 09/09/26.................................................     21,110    21,184,825
Beam Suntory, Inc.
          3.250%, 06/15/23.................................................      1,743     1,788,904
Mitsubishi UFJ Financial Group, Inc.
          0.680%, 01/26/23................................................. EUR  3,822     4,329,727
          3.850%, 03/01/26.................................................     12,000    12,915,431
#         3.677%, 02/22/27.................................................      4,465     4,779,439
Mizuho Financial Group, Inc.
#(Omega)  2.632%, 04/12/21.................................................      2,000     2,014,621
          1.020%, 10/11/23................................................. EUR  5,461     6,272,153
#         2.839%, 09/13/26.................................................     18,000    18,256,230
MUFG Americas Holdings Corp.
#         3.500%, 06/18/22.................................................      5,472     5,650,113
MUFG Bank, Ltd.
          3.250%, 09/08/24.................................................      3,237     3,385,792
Nissan Motor Acceptance Corp.
(Omega)   2.125%, 03/03/20.................................................      1,680     1,680,013
Nomura Holdings, Inc.
          6.700%, 03/04/20.................................................      1,394     1,415,483
StanCorp Financial Group, Inc.
          5.000%, 08/15/22.................................................      3,200     3,403,297

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
JAPAN -- (Continued)
Sumitomo Mitsui Banking Corp.
          3.950%, 07/19/23.................................................      5,931  $  6,293,389
Sumitomo Mitsui Financial Group, Inc.
          0.606%, 01/18/22................................................. EUR  4,000     4,518,793
          3.784%, 03/09/26.................................................      5,242     5,624,186
          3.040%, 07/16/29.................................................      3,900     3,996,810
Takeda Pharmaceutical Co. Ltd.
          1.125%, 11/21/22................................................. EUR  5,000     5,755,685
Toyota Credit Canada, Inc.
          2.020%, 02/28/22................................................. CAD  4,942     3,738,600
Toyota Motor Credit Corp.
          3.300%, 01/12/22.................................................      2,605     2,687,777
          2.625%, 01/10/23.................................................      2,999     3,066,845
          3.200%, 01/11/27.................................................     26,976    28,911,967
          3.050%, 01/11/28.................................................     11,550    12,296,318
#         3.650%, 01/08/29.................................................      5,000     5,550,824
                                                                                        ------------
TOTAL JAPAN................................................................              175,081,194
                                                                                        ------------
NETHERLANDS -- (1.3%)
ABN AMRO Bank NV
          0.500%, 07/17/23................................................. EUR    911     1,033,089
Ahold Finance USA LLC
          6.875%, 05/01/29.................................................        704       918,281
Cooperatieve Rabobank UA
#         3.875%, 02/08/22.................................................      4,090     4,257,383
          0.750%, 08/29/23................................................. EUR  1,200     1,373,583
          3.375%, 05/21/25.................................................     17,522    18,720,938
Heineken NV
#(Omega)  2.750%, 04/01/23.................................................      2,219     2,258,211
ING Bank NV
(Omega)   2.050%, 08/15/21.................................................      5,000     5,010,850
ING Groep NV
          1.000%, 09/20/23................................................. EUR  2,400     2,763,649
#         3.950%, 03/29/27.................................................     10,000    10,746,743
#         4.050%, 04/09/29.................................................      4,000     4,410,873
Shell International Finance BV
          2.250%, 11/10/20.................................................      4,646     4,662,271
          3.250%, 05/11/25.................................................     31,117    33,031,007
          2.875%, 05/10/26.................................................     29,810    31,077,078
#         2.500%, 09/12/26.................................................     11,169    11,435,958
                                                                                        ------------
TOTAL NETHERLANDS..........................................................              131,699,914
                                                                                        ------------
NORWAY -- (0.1%)
Equinor ASA
          2.450%, 01/17/23.................................................      3,586     3,649,721
          0.875%, 02/17/23................................................. EUR  2,913     3,344,515
#         2.650%, 01/15/24.................................................      6,950     7,152,798
                                                                                        ------------
TOTAL NORWAY...............................................................               14,147,034
                                                                                        ------------

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
SPAIN -- (0.7%)
Banco Santander SA
          3.800%, 02/23/28.................................................       7,000 $  7,382,830
Santander Holdings USA, Inc.
          4.500%, 07/17/25.................................................      17,590   18,952,437
          4.400%, 07/13/27.................................................       2,000    2,148,899
Santander UK P.L.C.
#         4.000%, 03/13/24.................................................       8,788    9,408,477
Telefonica Emisiones SA
          5.462%, 02/16/21.................................................         829      864,892
          3.987%, 01/23/23................................................. EUR   1,000    1,256,787
          4.570%, 04/27/23.................................................       7,532    8,143,234
Telefonica Europe BV
#         8.250%, 09/15/30.................................................      13,567   19,572,760
                                                                                        ------------
TOTAL SPAIN................................................................               67,730,316
                                                                                        ------------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (0.2%)
European Financial Stability Facility
          0.000%, 11/17/22................................................. EUR  19,769   22,334,106
Inter-American Development Bank
          6.750%, 07/15/27.................................................       1,942    2,563,478
                                                                                        ------------
TOTAL SUPRANATIONAL ORGANIZATION
OBLIGATIONS................................................................               24,897,584
                                                                                        ------------
SWEDEN -- (1.0%)
Kommuninvest I Sverige AB
          0.250%, 06/01/22................................................. SEK 296,540   30,834,351
          1.000%, 11/13/23................................................. SEK 500,000   53,504,960
Svenska Handelsbanken AB
          0.250%, 02/28/22................................................. EUR   9,390   10,563,064
          0.500%, 03/21/23................................................. EUR   1,000    1,135,442
Swedbank AB
          0.300%, 09/06/22................................................. EUR   4,800    5,394,820
                                                                                        ------------
TOTAL SWEDEN...............................................................              101,432,637
                                                                                        ------------
SWITZERLAND -- (0.7%)
ABB Finance USA, Inc.
          2.875%, 05/08/22.................................................       3,884    3,979,088
Credit Suisse AG
          3.000%, 10/29/21.................................................       3,011    3,069,679
          3.625%, 09/09/24.................................................      16,929   18,002,741
Novartis Capital Corp.
          3.100%, 05/17/27.................................................      10,983   11,712,824
Roche Holdings, Inc.
(Omega)   2.625%, 05/15/26.................................................       1,000    1,029,874
#(Omega)  2.375%, 01/28/27.................................................      14,000   14,189,992

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
SWITZERLAND -- (Continued)
UBS Group Funding Switzerland AG
(Omega)  4.125%, 09/24/25.................................................     20,990  $22,876,375
                                                                                       -----------
TOTAL SWITZERLAND.........................................................              74,860,573
                                                                                       -----------
UNITED KINGDOM -- (2.7%)
AstraZeneca P.L.C.
         2.375%, 11/16/20.................................................      2,316    2,326,497
         3.375%, 11/16/25.................................................      8,259    8,735,837
         4.000%, 01/17/29.................................................      2,000    2,241,081
BAE Systems Holdings, Inc.
(Omega)  2.850%, 12/15/20.................................................      1,239    1,248,348
Barclays P.L.C.
         2.750%, 11/08/19.................................................        626      626,036
         1.500%, 04/01/22................................................. EUR  2,800    3,233,325
         3.650%, 03/16/25.................................................     14,330   14,826,134
#        4.375%, 01/12/26.................................................      9,970   10,713,450
BAT International Finance P.L.C.
         2.375%, 01/19/23................................................. EUR  5,895    7,020,061
BP Capital Markets America, Inc.
         3.245%, 05/06/22.................................................      2,848    2,941,472
         3.119%, 05/04/26.................................................      8,415    8,820,114
         3.017%, 01/16/27.................................................     11,773   12,250,906
BP Capital Markets P.L.C.
         3.535%, 11/04/24.................................................      2,240    2,387,642
#        3.017%, 01/16/27.................................................      1,700    1,718,713
         3.279%, 09/19/27.................................................     11,000   11,608,146
British Telecommunications P.L.C.
         1.125%, 03/10/23................................................. EUR  2,800    3,225,556
         0.875%, 09/26/23................................................. EUR  4,900    5,605,221
         5.125%, 12/04/28.................................................      7,200    8,372,601
Coca-Cola European Partners P.L.C.
         1.125%, 05/26/24................................................. EUR  7,555    8,823,918
Diageo Investment Corp.
         2.875%, 05/11/22.................................................        131      134,068
GlaxoSmithKline Capital, Inc.
         3.875%, 05/15/28.................................................      7,700    8,607,048
HSBC Holdings P.L.C.
         3.400%, 03/08/21.................................................      4,100    4,171,271
         4.000%, 03/30/22.................................................      5,009    5,244,199
         4.300%, 03/08/26.................................................     13,270   14,468,290
         3.900%, 05/25/26.................................................     12,666   13,527,681
HSBC USA, Inc.
         2.375%, 11/13/19.................................................        317      317,029
         3.500%, 06/23/24.................................................     12,593   13,329,891
Janus Capital Group, Inc.
         4.875%, 08/01/25.................................................      9,046    9,865,949
Lloyds Banking Group P.L.C.
         1.000%, 11/09/23................................................. EUR    300      343,803

                                                                                FACE
                                                                               AMOUNT^    VALUE+
                                                                               ------- ------------
                                                                                (000)
UNITED KINGDOM -- (Continued)
         3.750%, 01/11/27.................................................     10,250  $ 10,841,563
         4.375%, 03/22/28.................................................      4,000     4,413,447
Mead Johnson Nutrition Co.
         4.125%, 11/15/25.................................................      5,931     6,513,179
National Grid North America, Inc.
         0.750%, 08/08/23................................................. EUR    450       512,856
Nationwide Building Society
(Omega)  3.900%, 07/21/25.................................................      4,600     5,018,758
NatWest Markets P.L.C.
         0.625%, 03/02/22................................................. EUR  6,800     7,671,391
Praxair, Inc.
#        2.200%, 08/15/22.................................................        800       805,689
Rolls-Royce P.L.C.
         0.875%, 05/09/24................................................. EUR  2,510     2,853,252
(Omega)  3.625%, 10/14/25.................................................     20,258    21,141,925
Royal Bank of Scotland Group P.L.C.
         2.500%, 03/22/23................................................. EUR  4,900     5,862,927
         4.800%, 04/05/26.................................................      4,800     5,324,923
Standard Chartered P.L.C.
(Omega)  4.050%, 04/12/26.................................................      4,380     4,653,899
TechnipFMC P.L.C.
         3.450%, 10/01/22.................................................      4,235     4,314,511
Unilever Capital Corp.
         2.000%, 07/28/26.................................................      1,900     1,878,860
Vodafone Group P.L.C.
         7.875%, 02/15/30.................................................      7,107     9,888,224
                                                                                       ------------
TOTAL UNITED KINGDOM......................................................              278,429,691
                                                                                       ------------
UNITED STATES -- (38.0%)
3M Co.
         2.875%, 10/15/27.................................................     14,390    15,081,255
Abbott Ireland Financing DAC
         0.000%, 09/27/20................................................. EUR    864       964,904
Abbott Laboratories
         2.950%, 03/15/25.................................................     12,469    13,007,416
AbbVie, Inc.
         2.900%, 11/06/22.................................................      2,800     2,854,391
         3.600%, 05/14/25.................................................     18,850    19,743,550
#        4.250%, 11/14/28.................................................     25,500    27,714,187
Activision Blizzard, Inc.
#        3.400%, 06/15/27.................................................      6,308     6,604,915
Adobe, Inc.
         3.250%, 02/01/25.................................................      1,920     2,032,127
Advance Auto Parts, Inc.
         4.500%, 12/01/23.................................................      1,186     1,279,101
Aetna, Inc.
         2.750%, 11/15/22.................................................      8,320     8,439,863
         3.500%, 11/15/24.................................................      5,359     5,619,130
Affiliated Managers Group, Inc.
         3.500%, 08/01/25.................................................      3,410     3,571,587

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Aflac, Inc.
#   3.250%, 03/17/25.................................................     11,007  $11,582,845
Alabama Power Co.
    2.800%, 04/01/25.................................................      2,560    2,628,505
Albemarle Corp.
    4.150%, 12/01/24.................................................      7,365    7,945,052
Allergan Finance LLC
    3.250%, 10/01/22.................................................      7,562    7,737,424
Allergan Funding SCS
    3.450%, 03/15/22.................................................     12,881   13,202,639
    3.800%, 03/15/25.................................................      2,471    2,599,703
Allstate Corp. (The)
    5.350%, 06/01/33.................................................      7,500    9,504,178
Alphabet, Inc.
#   1.998%, 08/15/26.................................................      7,385    7,394,303
Altria Group, Inc.
    4.750%, 05/05/21.................................................        208      216,096
Amazon.com, Inc.
    3.150%, 08/22/27.................................................      9,200    9,815,660
Ameren Corp.
    2.700%, 11/15/20.................................................        988      994,550
    3.650%, 02/15/26.................................................     10,631   11,237,244
American Express Credit
    Corp.............................................................
    2.250%, 05/05/21.................................................        148      148,791
    3.300%, 05/03/27.................................................     16,929   18,200,116
American International Group, Inc.
    3.300%, 03/01/21.................................................      1,483    1,507,175
    4.875%, 06/01/22.................................................      1,425    1,528,043
    1.500%, 06/08/23................................................. EUR  2,000    2,325,158
#   4.125%, 02/15/24.................................................     10,069   10,817,283
    3.750%, 07/10/25.................................................      9,247    9,892,838
    3.900%, 04/01/26.................................................      6,429    6,916,039
    4.200%, 04/01/28.................................................      2,100    2,309,042
American Water Capital Corp.
    3.850%, 03/01/24.................................................      2,115    2,256,058
    2.950%, 09/01/27.................................................        584      600,739
Ameriprise Financial, Inc.
    5.300%, 03/15/20.................................................        129      130,507
#   4.000%, 10/15/23.................................................      3,722    3,976,388
    2.875%, 09/15/26.................................................      6,175    6,372,890
AmerisourceBergen Corp.
    3.400%, 05/15/24.................................................      1,223    1,273,030
    3.450%, 12/15/27.................................................      3,000    3,130,018
Amgen, Inc.
#   4.100%, 06/15/21.................................................      6,993    7,218,457
    3.625%, 05/22/24.................................................      6,399    6,799,992
#   3.125%, 05/01/25.................................................      3,200    3,337,796
    2.600%, 08/19/26.................................................     10,375   10,483,522
Analog Devices, Inc.
    3.900%, 12/15/25.................................................      4,965    5,358,148
#   3.500%, 12/05/26.................................................     11,977   12,577,912

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
UNITED STATES -- (Continued)
Anthem, Inc.
    4.350%, 08/15/20.................................................    1,087  $ 1,106,798
#   3.125%, 05/15/22.................................................    2,177    2,234,898
#   3.500%, 08/15/24.................................................    4,986    5,245,192
    3.650%, 12/01/27.................................................    4,000    4,231,246
#   4.101%, 03/01/28.................................................   16,600   18,050,757
Aon Corp.
    5.000%, 09/30/20.................................................      810      831,896
Aon P.L.C.
    4.000%, 11/27/23.................................................    4,000    4,269,409
    3.500%, 06/14/24.................................................    9,147    9,619,394
Apache Corp.
    3.250%, 04/15/22.................................................    3,282    3,340,367
#   4.375%, 10/15/28.................................................    5,000    4,962,693
Apple, Inc.
#   2.500%, 02/09/25.................................................    4,560    4,683,439
    3.250%, 02/23/26.................................................   19,942   21,240,401
#   2.450%, 08/04/26.................................................   17,090   17,443,934
#   3.350%, 02/09/27.................................................   33,607   36,064,422
    3.000%, 06/20/27.................................................   11,436   12,066,456
#   3.000%, 11/13/27.................................................   26,919   28,446,653
Applied Materials, Inc.
#   3.300%, 04/01/27.................................................   16,750   17,907,254
Archer-Daniels-Midland Co.
    2.500%, 08/11/26.................................................    4,942    5,013,445
Arizona Public Service Co.
    3.150%, 05/15/25.................................................    9,580    9,979,926
Arrow Electronics, Inc.
    3.875%, 01/12/28.................................................   12,338   12,756,104
Assurant, Inc.
#   4.000%, 03/15/23.................................................    6,399    6,662,360
AT&T, Inc.
    4.000%, 01/15/22.................................................    1,152    1,202,547
#   3.550%, 06/01/24.................................................    4,480    4,700,395
    3.950%, 01/15/25.................................................    9,885   10,581,108
    3.400%, 05/15/25.................................................   23,617   24,752,212
#   3.600%, 07/15/25.................................................   12,500   13,190,307
    3.800%, 02/15/27.................................................    8,782    9,397,209
Autodesk, Inc.
    3.125%, 06/15/20.................................................      372      373,959
    4.375%, 06/15/25.................................................    3,015    3,304,695
    3.500%, 06/15/27.................................................   12,009   12,470,417
Automatic Data Processing, Inc.
    3.375%, 09/15/25.................................................   12,356   13,284,073
AutoZone, Inc.
    2.875%, 01/15/23.................................................   11,988   12,209,135
#   3.125%, 07/15/23.................................................    1,270    1,309,949
#   3.250%, 04/15/25.................................................    6,203    6,464,118
#   3.125%, 04/21/26.................................................      988    1,024,917
Avnet, Inc.
    4.625%, 04/15/26.................................................    5,560    5,934,255
AXIS Specialty Finance P.L.C.
#   4.000%, 12/06/27.................................................   20,320   21,279,240

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
Baker Hughes a GE Co. LLC
         3.200%, 08/15/21.................................................        183  $   187,214
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
         3.337%, 12/15/27.................................................      1,900    1,957,570
Baltimore Gas & Electric Co.
         2.400%, 08/15/26.................................................        692      692,881
Bank of America Corp.
#        4.000%, 04/01/24.................................................      6,120    6,578,326
#        3.875%, 08/01/25.................................................      2,350    2,540,174
(r)      3.419%, 12/20/28.................................................     15,341   16,072,959
Bank of New York Mellon Corp. (The)
         3.650%, 02/04/24.................................................     10,524   11,215,397
         3.000%, 02/24/25.................................................      1,913    2,004,777
         2.800%, 05/04/26.................................................      7,088    7,313,157
Baxter International, Inc.
#        2.600%, 08/15/26.................................................      4,951    5,009,917
BB&T Corp.
         3.700%, 06/05/25.................................................     14,345   15,413,236
Bemis Co., Inc.
(Omega)  4.500%, 10/15/21.................................................        640      662,696
Berkshire Hathaway, Inc.
         0.750%, 03/16/23................................................. EUR    650      741,106
         3.125%, 03/15/26.................................................     33,128   35,230,153
Best Buy Co., Inc.
         4.450%, 10/01/28.................................................     19,493   21,294,883
Biogen, Inc.
         2.900%, 09/15/20.................................................     14,678   14,794,108
         4.050%, 09/15/25.................................................      8,950    9,808,474
Black Hills Corp.
         4.350%, 05/01/33.................................................      1,750    1,966,137
BlackRock, Inc.
#        3.200%, 03/15/27.................................................     24,563   26,118,367
Boeing Co. (The)
#        8.750%, 08/15/21.................................................        977    1,087,390
         2.500%, 03/01/25.................................................      6,399    6,462,846
#        2.600%, 10/30/25.................................................      3,568    3,616,605
Booking Holdings, Inc.
         0.800%, 03/10/22................................................. EUR  2,000    2,275,434
         2.150%, 11/25/22................................................. EUR  4,020    4,762,657
         3.600%, 06/01/26.................................................     12,494   13,484,080
#        3.550%, 03/15/28.................................................      5,000    5,386,237
Boston Scientific Corp.
         4.125%, 10/01/23.................................................      1,472    1,572,765
Bristol-Myers Squibb Co.
#        2.000%, 08/01/22.................................................      4,244    4,268,929
Brown &Brown, Inc.
         4.200%, 09/15/24.................................................      4,660    4,972,594
Bunge, Ltd. Finance Corp.
         3.750%, 09/25/27.................................................     15,000   15,502,331

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
Burlington Northern Santa Fe LLC
          3.000%, 04/01/25.................................................      4,279  $ 4,483,478
          7.000%, 12/15/25.................................................        858    1,088,460
CA, Inc.
          4.700%, 03/15/27.................................................     17,502   18,564,110
Campbell Soup Co.
          4.250%, 04/15/21.................................................      1,024    1,054,012
#         2.500%, 08/02/22.................................................      1,939    1,953,189
          3.300%, 03/19/25.................................................      4,045    4,148,158
          4.150%, 03/15/28.................................................      9,628   10,384,500
Capital One Financial Corp.
          4.750%, 07/15/21.................................................      1,956    2,043,263
          3.750%, 04/24/24.................................................      4,607    4,868,519
          0.800%, 06/12/24................................................. EUR  2,650    3,002,265
#         3.200%, 02/05/25.................................................      2,700    2,795,924
          3.750%, 03/09/27.................................................      7,165    7,610,499
#         3.800%, 01/31/28.................................................      3,000    3,190,344
Cardinal Health, Inc.
#         4.625%, 12/15/20.................................................        640      657,489
          3.200%, 06/15/22.................................................      3,840    3,929,321
#         3.410%, 06/15/27.................................................     17,718   18,021,000
Caterpillar, Inc.
#         2.600%, 06/26/22.................................................      2,531    2,572,295
          3.400%, 05/15/24.................................................      1,823    1,924,751
CBS Corp.
          3.500%, 01/15/25.................................................      2,364    2,467,169
          2.900%, 01/15/27.................................................     26,061   26,025,602
          7.875%, 07/30/30.................................................      1,137    1,603,286
Celgene Corp.
          4.000%, 08/15/23.................................................      8,237    8,765,888
          3.625%, 05/15/24.................................................      4,433    4,690,126
CenterPoint Energy Resources Corp.
          4.500%, 01/15/21.................................................      1,549    1,585,261
          4.000%, 04/01/28.................................................      4,800    5,217,031
Charles Schwab Corp. (The)
#         3.000%, 03/10/25.................................................     12,777   13,284,076
Chevron Corp.
#         2.954%, 05/16/26.................................................     11,356   11,959,085
Chubb INA Holdings, Inc.
          2.875%, 11/03/22.................................................      1,852    1,905,060
          2.700%, 03/13/23.................................................      2,965    3,033,031
          3.350%, 05/15/24.................................................      5,120    5,406,559
Cigna Corp.
(Omega)   3.900%, 02/15/22.................................................      4,767    4,944,289
(Omega)   4.000%, 02/15/22.................................................        743      768,738
#(Omega)  3.500%, 06/15/24.................................................      8,342    8,678,734
(Omega)   3.250%, 04/15/25.................................................      4,500    4,639,932
(Omega)   3.400%, 03/01/27.................................................     14,920   15,392,905
Cincinnati Financial Corp.
          6.920%, 05/15/28.................................................      4,000    5,254,555
Citigroup, Inc.
          4.500%, 01/14/22.................................................      1,472    1,547,831

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
         3.750%, 06/16/24.................................................    2,560  $ 2,719,581
         3.300%, 04/27/25.................................................    7,679    8,046,522
Clorox Co. (The)
         3.100%, 10/01/27.................................................    5,077    5,327,684
#        3.900%, 05/15/28.................................................   16,112   17,776,705
CME Group, Inc.
#        3.000%, 03/15/25.................................................    2,833    2,978,907
CMS Energy Corp.
         3.875%, 03/01/24.................................................    1,725    1,819,184
         3.600%, 11/15/25.................................................    3,163    3,324,933
         3.000%, 05/15/26.................................................    4,942    5,084,971
CNA Financial Corp.
         4.500%, 03/01/26.................................................   22,057   24,426,362
Coca-Cola Co. (The)
         3.200%, 11/01/23.................................................   13,789   14,534,967
#        2.250%, 09/01/26.................................................   12,603   12,741,105
         2.900%, 05/25/27.................................................   13,535   14,277,463
Comcast Cable Communications Holdings, Inc.
         9.455%, 11/15/22.................................................    2,731    3,340,491
Comcast Corp.
         3.375%, 08/15/25.................................................    4,946    5,269,643
#        3.150%, 03/01/26.................................................    9,198    9,709,640
         3.150%, 02/15/28.................................................    5,000    5,253,873
#        4.250%, 10/15/30.................................................    5,000    5,762,058
#        7.050%, 03/15/33.................................................    2,200    3,159,721
Comerica, Inc.
#        4.000%, 02/01/29.................................................    5,000    5,546,609
Conagra Brands, Inc.
         3.200%, 01/25/23.................................................    4,643    4,799,129
ConocoPhillips Co.
#        4.950%, 03/15/26.................................................   14,827   17,082,093
ConocoPhillips Holding Co.
         6.950%, 04/15/29.................................................    9,700   13,191,449
Consolidated Edison Co. of New York, Inc.
         3.300%, 12/01/24.................................................    1,280    1,343,010
Constellation Brands, Inc.
#        3.600%, 02/15/28.................................................    6,325    6,683,666
Corning, Inc.
         3.700%, 11/15/23.................................................    2,710    2,838,517
Costco Wholesale Corp.
         3.000%, 05/18/27.................................................   19,300   20,543,481
Cox Communications, Inc.
(Omega)  3.850%, 02/01/25.................................................    6,790    7,215,017
(Omega)  3.500%, 08/15/27.................................................    1,200    1,267,438
CSX Corp.
#        4.250%, 06/01/21.................................................      748      769,274
CVS Health Corp.
         2.800%, 07/20/20.................................................    1,913    1,922,075
#        2.125%, 06/01/21.................................................    1,285    1,287,542
         3.375%, 08/12/24.................................................   14,857   15,482,211
         3.875%, 07/20/25.................................................   13,408   14,255,935

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
    3.250%, 08/15/29.................................................      4,000  $ 4,029,781
Danaher Corp.
#   3.350%, 09/15/25.................................................      1,483    1,568,742
Deere & Co.
    5.375%, 10/16/29.................................................        467      586,238
Discover Bank
    4.650%, 09/13/28.................................................      2,800    3,146,969
Discovery Communications LLC
    3.500%, 06/15/22.................................................      7,694    7,925,942
    3.250%, 04/01/23.................................................        640      658,652
#   3.900%, 11/15/24.................................................      5,376    5,693,127
    3.450%, 03/15/25.................................................      5,671    5,878,583
Dollar General Corp.
    3.250%, 04/15/23.................................................      6,733    6,982,516
#   4.150%, 11/01/25.................................................      1,604    1,749,364
Dollar Tree, Inc.
    4.200%, 05/15/28.................................................     35,940   39,034,155
Dominion Energy Gas Holdings LLC
#   2.800%, 11/15/20.................................................      7,166    7,221,637
Dominion Energy, Inc.
    3.900%, 10/01/25.................................................     10,013   10,784,796
Dow Chemical Co. (The)
    3.000%, 11/15/22.................................................      1,694    1,734,414
#   3.500%, 10/01/24.................................................      7,452    7,808,334
DTE Energy Co.
    3.850%, 12/01/23.................................................        960    1,014,638
    2.850%, 10/01/26.................................................      1,000    1,015,362
    6.375%, 04/15/33.................................................      2,305    3,083,412
Duke Energy Corp.
    3.750%, 04/15/24.................................................      5,705    6,062,702
DXC Technology Co.
    4.450%, 09/18/22.................................................      3,200    3,348,558
#   4.750%, 04/15/27.................................................     35,329   37,337,800
E*TRADE Financial Corp.
    4.500%, 06/20/28.................................................      8,496    9,261,995
Eastman Chemical Co.
    2.700%, 01/15/20.................................................        137      137,103
    4.500%, 01/15/21.................................................         88       89,738
    3.600%, 08/15/22.................................................        297      306,877
    1.500%, 05/26/23................................................. EUR  7,630    8,913,098
    3.800%, 03/15/25.................................................      9,527    9,974,307
Eaton Corp.
    4.000%, 11/02/32.................................................     11,600   13,343,256
Eaton Vance Corp.
    3.500%, 04/06/27.................................................     10,462   11,052,508
eBay, Inc.
#   3.800%, 03/09/22.................................................      5,177    5,363,346
    2.600%, 07/15/22.................................................      1,688    1,705,607
    3.600%, 06/05/27.................................................     13,375   13,973,039
Ecolab, Inc.
    4.350%, 12/08/21.................................................        480      504,474
#   2.700%, 11/01/26.................................................      4,448    4,589,127

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CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
Electronic Arts, Inc.
          4.800%, 03/01/26.................................................     15,000  $17,120,078
Emerson Electric Co.
          3.150%, 06/01/25.................................................      5,312    5,567,523
Energy Transfer Operating L.P.
          4.750%, 01/15/26.................................................      8,233    8,918,752
Enterprise Products Operating LLC
          5.200%, 09/01/20.................................................        480      492,500
          3.900%, 02/15/24.................................................      2,080    2,215,697
          3.700%, 02/15/26.................................................      5,276    5,608,525
          6.875%, 03/01/33.................................................        700      957,438
EOG Resources, Inc.
          4.100%, 02/01/21.................................................      1,722    1,768,938
          3.150%, 04/01/25.................................................      6,718    7,054,353
EQT Corp.
#         3.900%, 10/01/27.................................................      8,525    7,521,578
ERAC USA Finance LLC
#(Omega)  3.850%, 11/15/24.................................................      6,590    7,036,394
Evergy, Inc.
          4.850%, 06/01/21.................................................      2,466    2,555,110
Eversource Energy
          2.500%, 03/15/21.................................................        494      496,992
          2.800%, 05/01/23.................................................      4,743    4,819,527
          4.250%, 04/01/29.................................................      1,000    1,123,762
Exelon Corp.
          2.450%, 04/15/21.................................................        370      372,432
          3.950%, 06/15/25.................................................      2,323    2,516,572
          3.400%, 04/15/26.................................................     20,540   21,607,109
Exelon Generation Co. LLC
#         2.950%, 01/15/20.................................................        326      326,195
Exxon Mobil Corp.
          3.176%, 03/15/24.................................................      2,929    3,083,566
#         2.440%, 08/16/29.................................................      3,500    3,530,448
FedEx Corp.
          2.625%, 08/01/22.................................................      3,357    3,403,598
          1.000%, 01/11/23................................................. EUR  8,560    9,788,351
#         4.000%, 01/15/24.................................................      8,491    9,074,155
#         3.200%, 02/01/25.................................................      3,744    3,889,584
#         3.400%, 02/15/28.................................................      5,250    5,412,995
          4.900%, 01/15/34.................................................      2,075    2,392,424
Fidelity National Information Services, Inc.
          2.250%, 08/15/21.................................................      3,855    3,868,275
          5.000%, 10/15/25.................................................      4,265    4,876,133
Fifth Third Bancorp
#         3.950%, 03/14/28.................................................     26,032   28,509,102
FirstEnergy Corp.
          7.375%, 11/15/31.................................................      2,368    3,368,730
Fluor Corp.
          1.750%, 03/21/23................................................. EUR  4,500    4,764,906
          4.250%, 09/15/28.................................................      5,500    5,448,812

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
FMR LLC
(Omega)  4.950%, 02/01/33.................................................    2,400  $ 2,983,529
GATX Corp.
         3.250%, 03/30/25.................................................    5,120    5,244,326
#        3.250%, 09/15/26.................................................    7,749    7,908,299
General Electric Co.
         6.750%, 03/15/32.................................................   29,038   36,988,321
General Mills, Inc.
         4.200%, 04/17/28.................................................    8,600    9,631,375
General Motors Co.
         4.200%, 10/01/27.................................................    2,000    2,044,147
General Motors Financial Co., Inc.
         5.250%, 03/01/26.................................................   17,826   19,339,078
         4.350%, 01/17/27.................................................    4,942    5,096,821
Georgia Power Co.
         3.250%, 04/01/26.................................................    3,000    3,128,764
#        3.250%, 03/30/27.................................................   15,966   16,648,302
Georgia-Pacific LLC
         7.750%, 11/15/29.................................................    1,000    1,436,320
Gilead Sciences, Inc.
         4.400%, 12/01/21.................................................    1,414    1,476,510
         3.700%, 04/01/24.................................................   10,612   11,276,657
         3.650%, 03/01/26.................................................    8,806    9,460,871
Global Payments, Inc.
#        4.800%, 04/01/26.................................................    7,031    7,899,260
         4.450%, 06/01/28.................................................    7,882    8,791,761
Goldman Sachs Group, Inc. (The)
         6.000%, 06/15/20.................................................       42       43,036
#        5.250%, 07/27/21.................................................    2,240    2,361,427
         4.000%, 03/03/24.................................................   21,404   22,863,532
         3.750%, 05/22/25.................................................    8,213    8,712,292
         3.750%, 02/25/26.................................................    5,350    5,691,562
Halliburton Co.
         3.500%, 08/01/23.................................................    6,399    6,651,327
         3.800%, 11/15/25.................................................    4,981    5,248,053
Harley-Davidson, Inc.
#        3.500%, 07/28/25.................................................    5,593    5,835,108
Hasbro, Inc.
         3.500%, 09/15/27.................................................    3,300    3,375,394
Hewlett Packard Enterprise Co.
         4.900%, 10/15/25.................................................    6,965    7,788,168
Honeywell International, Inc.
         2.500%, 11/01/26.................................................    9,698    9,922,047
Hormel Foods Corp.
         4.125%, 04/15/21.................................................    1,479    1,521,689
Humana, Inc.
#        3.850%, 10/01/24.................................................    7,825    8,298,713
Huntington Bancshares, Inc.
         3.150%, 03/14/21.................................................    1,582    1,604,123
#        2.300%, 01/14/22.................................................    2,292    2,305,033

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Hyatt Hotels Corp.
#   3.375%, 07/15/23.................................................      1,936  $ 2,006,895
Illinois Tool Works, Inc.
    1.250%, 05/22/23................................................. EUR  1,000    1,164,326
#   3.500%, 03/01/24.................................................      6,399    6,788,214
Intel Corp.
#   2.700%, 12/15/22.................................................        413      424,414
#   3.150%, 05/11/27.................................................      2,500    2,675,016
    4.000%, 12/15/32.................................................      3,200    3,731,072
Intercontinental Exchange, Inc.
    3.750%, 12/01/25.................................................     10,000   10,823,000
International Business Machines Corp.
#   2.250%, 02/19/21.................................................     17,824   17,912,860
#   3.375%, 08/01/23.................................................      4,409    4,611,625
#   3.625%, 02/12/24.................................................      9,600   10,189,892
#   3.300%, 01/27/27.................................................     26,154   27,747,111
International Paper Co.
#   3.650%, 06/15/24.................................................      7,850    8,283,447
    3.800%, 01/15/26.................................................      3,050    3,257,358
Interpublic Group of Cos., Inc. (The)
    4.200%, 04/15/24.................................................      3,903    4,195,512
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
#   4.850%, 01/15/27.................................................      6,594    7,102,018
JM Smucker Co. (The)
    3.500%, 03/15/25.................................................      6,042    6,371,966
Johnson & Johnson
#   2.450%, 03/01/26.................................................      3,212    3,289,794
Johnson Controls International P.L.C.
    1.000%, 09/15/23................................................. EUR 13,315   15,264,714
#   3.625%, 07/02/24.................................................        915      963,210
JPMorgan Chase & Co.
    2.750%, 02/01/23................................................. EUR  5,750    6,983,741
    3.625%, 05/13/24.................................................     12,131   12,902,562
#   3.900%, 07/15/25.................................................     13,351   14,390,879
    2.950%, 10/01/26.................................................        500      515,865
Juniper Networks, Inc.
#   4.500%, 03/15/24.................................................      4,224    4,562,195
#   3.750%, 08/15/29.................................................      4,000    4,064,518
Kellogg Co.
#   3.250%, 04/01/26.................................................     13,739   14,330,026
#   3.400%, 11/15/27.................................................     14,600   15,354,961
    7.450%, 04/01/31.................................................      6,959    9,689,414
Keurig Dr Pepper, Inc.
    2.000%, 01/15/20.................................................         88       87,973
    3.400%, 11/15/25.................................................      5,885    6,161,306
KeyBank NA
    2.500%, 12/15/19.................................................        153      153,083
    3.300%, 06/01/25.................................................        750      795,262

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
KeyCorp
          2.900%, 09/15/20.................................................        319  $   321,632
          5.100%, 03/24/21.................................................        101      105,154
Kimberly-Clark Corp.
#         2.400%, 06/01/23.................................................      1,920    1,960,155
Kohl's Corp.
          4.750%, 12/15/23.................................................      1,417    1,521,751
Kraft Heinz Foods Co.
          3.950%, 07/15/25.................................................     18,315   19,296,002
Kroger Co. (The)
          3.850%, 08/01/23.................................................      3,341    3,529,615
          7.500%, 04/01/31.................................................     16,177   22,500,319
L3Harris Technologies, Inc.
          2.700%, 04/27/20.................................................        121      121,200
#(Omega)  3.950%, 05/28/24.................................................      2,469    2,633,451
Laboratory Corp. of America Holdings
          4.000%, 11/01/23.................................................      3,840    4,077,270
#         3.600%, 09/01/27.................................................      2,500    2,656,477
Lam Research Corp.
          3.800%, 03/15/25.................................................      4,094    4,389,136
          4.000%, 03/15/29.................................................      3,000    3,320,034
Lear Corp.
#         3.800%, 09/15/27.................................................      5,000    5,063,893
Legg Mason, Inc.
#         3.950%, 07/15/24.................................................      4,736    5,029,610
          4.750%, 03/15/26.................................................      9,317   10,236,928
Liberty Mutual Group, Inc.
(Omega)   4.569%, 02/01/29.................................................      6,665    7,531,721
Lincoln National Corp.
          6.250%, 02/15/20.................................................        117      118,329
Lockheed Martin Corp.
          2.900%, 03/01/25.................................................      4,480    4,680,050
          3.550%, 01/15/26.................................................      4,800    5,187,222
Loews Corp.
#         2.625%, 05/15/23.................................................      3,761    3,833,828
          3.750%, 04/01/26.................................................     10,670   11,511,982
Lowe's Cos., Inc.
#         3.120%, 04/15/22.................................................        292      298,886
          3.375%, 09/15/25.................................................      5,183    5,492,335
LYB International Finance II BV
          1.875%, 03/02/22................................................. EUR  4,900    5,666,298
          3.500%, 03/02/27.................................................      4,166    4,340,780
LyondellBasell Industries NV
          5.750%, 04/15/24.................................................      5,827    6,581,042
Magellan Midstream Partners L.P.
#         4.250%, 02/01/21.................................................      1,516    1,557,517
Manufacturers & Traders Trust Co.
          2.100%, 02/06/20.................................................        243      243,087
          2.900%, 02/06/25.................................................      8,028    8,300,693

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Marathon Petroleum Corp.
    3.625%, 09/15/24.................................................      8,191  $ 8,644,482
Marriott International, Inc.
    2.875%, 03/01/21.................................................      1,009    1,020,238
    4.000%, 04/15/28.................................................      7,900    8,526,785
Marsh & McLennan Cos., Inc.
    3.500%, 06/03/24.................................................      8,320    8,754,324
Mastercard, Inc.
    1.100%, 12/01/22................................................. EUR    405      466,873
    2.950%, 11/21/26.................................................      2,700    2,851,809
Maxim Integrated Products, Inc.
    3.450%, 06/15/27.................................................      5,931    6,102,200
McDonald's Corp.
#   2.200%, 05/26/20.................................................        802      803,196
    3.500%, 07/15/20.................................................      4,915    4,969,148
    2.000%, 06/01/23................................................. EUR  3,100    3,716,404
    0.625%, 01/29/24................................................. EUR  8,900   10,172,058
McKesson Corp.
    3.796%, 03/15/24.................................................      4,348    4,563,676
    4.750%, 05/30/29.................................................      7,500    8,414,887
Medtronic, Inc.
    3.500%, 03/15/25.................................................        880      945,980
Merck & Co., Inc.
    2.750%, 02/10/25.................................................     11,609   12,048,592
MetLife, Inc.
#   3.600%, 04/10/24.................................................      6,140    6,527,118
Microsoft Corp.
#   2.700%, 02/12/25.................................................      1,567    1,630,871
#   2.400%, 08/08/26.................................................     29,634   30,363,478
#   3.300%, 02/06/27.................................................     14,692   15,903,586
Molson Coors Brewing Co.
#   3.500%, 05/01/22.................................................      2,787    2,870,030
    3.000%, 07/15/26.................................................     18,416   18,635,942
Morgan Stanley
    5.500%, 07/28/21.................................................        865      915,498
    3.875%, 04/29/24.................................................     11,982   12,776,491
    3.875%, 01/27/26.................................................     18,683   20,166,377
#   3.625%, 01/20/27.................................................     18,926   20,187,628
Mosaic Co. (The)
    4.250%, 11/15/23.................................................      3,965    4,223,558
#   4.050%, 11/15/27.................................................      6,000    6,343,183
Motorola Solutions, Inc.
#   3.750%, 05/15/22.................................................      1,799    1,869,653
    3.500%, 03/01/23.................................................      3,200    3,314,965
    4.600%, 05/23/29.................................................      4,700    5,169,659
MPLX L.P.
    4.125%, 03/01/27.................................................     12,320   12,938,169
Mylan NV
    3.950%, 06/15/26.................................................     18,167   18,860,994
Mylan, Inc.
#   4.200%, 11/29/23.................................................      4,480    4,692,751
Nasdaq, Inc.
    4.250%, 06/01/24.................................................      2,816    3,043,955

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
National Oilwell Varco, Inc.
#        2.600%, 12/01/22.................................................    3,923  $ 3,954,489
National Rural Utilities Cooperative Finance Corp.
         8.000%, 03/01/32.................................................    2,708    4,065,023
NetApp, Inc.
         3.250%, 12/15/22.................................................    1,088    1,109,389
#        3.300%, 09/29/24.................................................    3,451    3,549,756
Newell Brands, Inc.
         4.000%, 06/15/22.................................................    6,483    6,663,417
Newmont Goldcorp Corp.
         3.625%, 06/09/21.................................................    3,975    4,066,617
NextEra Energy Capital Holdings, Inc.
         4.500%, 06/01/21.................................................      828      855,177
         3.550%, 05/01/27.................................................   25,641   27,316,012
NIKE, Inc.
#        2.375%, 11/01/26.................................................   28,083   28,774,622
NiSource, Inc.
         3.850%, 02/15/23.................................................    2,335    2,433,693
Noble Energy, Inc.
         3.900%, 11/15/24.................................................    1,556    1,639,634
#        3.850%, 01/15/28.................................................   12,760   13,254,768
Nordstrom, Inc.
         4.750%, 05/01/20.................................................    1,337    1,352,580
         4.000%, 10/15/21.................................................      960      983,623
#        4.000%, 03/15/27.................................................   27,954   29,088,264
Northrop Grumman Corp.
         3.250%, 08/01/23.................................................      988    1,030,742
Nucor Corp.
#        3.950%, 05/01/28.................................................   10,245   11,207,584
Nuveen Finance LLC
(Omega)  4.125%, 11/01/24.................................................    2,748    2,984,229
NVIDIA Corp.
         3.200%, 09/16/26.................................................    3,800    4,003,550
Occidental Petroleum Corp.
         2.700%, 02/15/23.................................................      420      423,208
         3.400%, 04/15/26.................................................    7,291    7,421,238
#        3.000%, 02/15/27.................................................    7,118    7,055,216
Ohio Power Co.
#        5.375%, 10/01/21.................................................    2,308    2,455,634
Omnicom Group, Inc. / Omnicom Capital, Inc.
         3.650%, 11/01/24.................................................    6,057    6,400,278
ONEOK, Inc.
         4.000%, 07/13/27.................................................    6,623    6,987,149
Oracle Corp.
         2.950%, 05/15/25.................................................   27,858   28,978,234
#        2.650%, 07/15/26.................................................   39,785   40,827,778
         3.250%, 11/15/27.................................................   36,794   39,202,810
O'Reilly Automotive, Inc.
#        3.600%, 09/01/27.................................................   21,580   23,069,110
Packaging Corp. of America
         4.500%, 11/01/23.................................................    3,888    4,170,016

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
UNITED STATES -- (Continued)
Parker-Hannifin Corp.
         3.300%, 11/21/24.................................................    6,093  $ 6,389,429
#        3.250%, 06/14/29.................................................    6,200    6,504,725
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(Omega)  3.400%, 11/15/26.................................................    1,000    1,022,531
PepsiCo, Inc.
#        2.750%, 03/05/22.................................................    2,810    2,878,695
#        2.750%, 03/01/23.................................................    4,480    4,626,550
#        3.500%, 07/17/25.................................................   10,309   11,126,032
PerkinElmer, Inc.
#        3.300%, 09/15/29.................................................    3,700    3,711,820
Pfizer, Inc.
#        3.000%, 12/15/26.................................................   42,108   44,676,397
Philip Morris International, Inc.
#        3.250%, 11/10/24.................................................    7,098    7,444,095
Phillips 66
         4.300%, 04/01/22.................................................    2,235    2,361,531
Phillips 66 Partners L.P.
         3.550%, 10/01/26.................................................   23,603   24,657,338
         3.750%, 03/01/28.................................................    3,265    3,428,702
PNC Bank NA
         2.950%, 02/23/25.................................................    8,093    8,394,879
         3.250%, 06/01/25.................................................    8,000    8,435,007
PNC Financial Services Group, Inc. (The)
         4.375%, 08/11/20.................................................      267      272,121
#        3.300%, 03/08/22.................................................      795      819,306
PPG Industries, Inc.
#        3.750%, 03/15/28.................................................   13,512   14,742,785
         2.800%, 08/15/29.................................................    2,603    2,615,557
PPL Capital Funding, Inc.
#        3.400%, 06/01/23.................................................    3,334    3,441,592
         3.100%, 05/15/26.................................................   11,200   11,475,917
Precision Castparts Corp.
         3.250%, 06/15/25.................................................   30,987   32,805,880
Principal Financial Group, Inc.
         3.125%, 05/15/23.................................................    4,444    4,587,652
#        3.400%, 05/15/25.................................................    5,700    5,993,833
         3.100%, 11/15/26.................................................    5,472    5,677,294
Procter & Gamble Co. (The)
#        2.450%, 11/03/26.................................................    1,077    1,109,971
#        2.850%, 08/11/27.................................................   12,850   13,689,253
Progress Energy, Inc.
#        4.875%, 12/01/19.................................................      547      548,169
         4.400%, 01/15/21.................................................    1,225    1,252,749
         7.750%, 03/01/31.................................................    2,500    3,574,817
Progressive Corp. (The)
         3.750%, 08/23/21.................................................    4,352    4,500,880
Prudential Financial, Inc.
         3.878%, 03/27/28.................................................    1,215    1,343,255
PSEG Power LLC
         5.125%, 04/15/20.................................................    2,243    2,274,274
         4.300%, 11/15/23.................................................    5,815    6,184,571

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
Puget Energy, Inc.
    6.000%, 09/01/21.................................................      7,900  $ 8,430,334
QUALCOMM, Inc.
    3.450%, 05/20/25.................................................     15,743   16,695,722
Quest Diagnostics, Inc.
    3.500%, 03/30/25.................................................        384      404,560
Reinsurance Group of America, Inc.
    5.000%, 06/01/21.................................................        960    1,002,235
    4.700%, 09/15/23.................................................      3,840    4,181,506
    3.950%, 09/15/26.................................................     16,189   17,113,997
Republic Services, Inc.
    3.550%, 06/01/22.................................................      4,488    4,664,182
Rockwell Automation, Inc.
    2.875%, 03/01/25.................................................      5,738    5,947,556
Roper Technologies, Inc.
#   3.000%, 12/15/20.................................................      1,285    1,298,512
Royal Caribbean Cruises, Ltd.
    7.500%, 10/15/27.................................................      5,180    6,627,699
    3.700%, 03/15/28.................................................     14,325   14,836,039
salesforce.com, Inc.
    3.700%, 04/11/28.................................................     12,800   14,135,296
Sempra Energy
    2.850%, 11/15/20.................................................      3,650    3,674,447
#   4.050%, 12/01/23.................................................      4,205    4,451,578
#   3.550%, 06/15/24.................................................      6,528    6,769,225
Sherwin-Williams Co. (The)
    3.450%, 08/01/25.................................................      6,794    7,182,586
    3.450%, 06/01/27.................................................      1,035    1,090,688
#   2.950%, 08/15/29.................................................      6,000    6,053,760
Southern Co. (The)
    3.250%, 07/01/26.................................................      8,992    9,381,140
Southern Power Co.
#   4.150%, 12/01/25.................................................      5,433    5,943,851
Southwest Airlines Co.
    2.650%, 11/05/20.................................................      5,140    5,177,935
    3.000%, 11/15/26.................................................      9,166    9,398,914
Southwest Gas Corp.
    3.700%, 04/01/28.................................................      2,900    3,128,552
Spirit AeroSystems, Inc.
#   4.600%, 06/15/28.................................................      4,200    4,532,075
Starbucks Corp.
#   3.850%, 10/01/23.................................................      1,231    1,309,571
State Street Corp.
#   3.300%, 12/16/24.................................................     13,947   14,746,570
#   3.550%, 08/18/25.................................................      8,254    8,909,040
Steelcase Inc.
    5.125%, 01/18/29.................................................      3,000    3,397,373
Stryker Corp.
    2.625%, 03/15/21.................................................        896      904,473
    3.375%, 05/15/24.................................................        512      538,616
    3.375%, 11/01/25.................................................     11,427   12,172,227
#   3.650%, 03/07/28.................................................     25,656   27,872,369

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
UNITED STATES -- (Continued)
SunTrust Banks, Inc.
    2.900%, 03/03/21.................................................      2,000  $ 2,022,577
Sysco Corp.
    2.600%, 10/01/20.................................................      2,965    2,982,662
    3.750%, 10/01/25.................................................        685      740,550
#   3.300%, 07/15/26.................................................     18,844   19,894,584
#   3.250%, 07/15/27.................................................      4,934    5,183,798
Tapestry, Inc.
    4.250%, 04/01/25.................................................     16,805   17,667,390
Target Corp.
#   2.500%, 04/15/26.................................................      4,468    4,596,615
TCI Communications, Inc.
    7.875%, 02/15/26.................................................      1,520    1,990,436
TD Ameritrade Holding Corp.
    2.950%, 04/01/22.................................................      1,785    1,824,589
    3.625%, 04/01/25.................................................      7,358    7,811,768
Texas Instruments, Inc.
#   2.900%, 11/03/27.................................................      3,500    3,672,825
TJX Cos., Inc. (The)
    2.250%, 09/15/26.................................................     17,600   17,660,983
TWDC Enterprises 18 Corp.
#   3.150%, 09/17/25.................................................      9,588   10,211,085
Tyson Foods, Inc.
    4.500%, 06/15/22.................................................      5,527    5,853,078
U.S. Bank NA
    2.800%, 01/27/25.................................................      5,950    6,173,605
Union Pacific Corp.
    2.750%, 04/15/23.................................................        640      654,263
    3.250%, 01/15/25.................................................      9,515    9,970,393
    3.950%, 09/10/28.................................................     22,950   25,538,534
United Parcel Service, Inc.
    0.375%, 11/15/23................................................. EUR    850      960,589
#   3.050%, 11/15/27.................................................      2,127    2,237,397
United Technologies Corp.
    3.100%, 06/01/22.................................................        158      162,780
    7.500%, 09/15/29.................................................        615      869,361
UnitedHealth Group, Inc.
#   2.750%, 02/15/23.................................................      8,672    8,873,535
#   3.750%, 07/15/25.................................................     12,530   13,589,927
    3.100%, 03/15/26.................................................      1,290    1,345,551
Unum Group
    4.000%, 03/15/24.................................................      5,051    5,362,773
    3.875%, 11/05/25.................................................      1,977    2,096,661
    4.000%, 06/15/29.................................................      7,000    7,355,541
US Bancorp
    2.350%, 01/29/21.................................................        806      811,186
Valero Energy Corp.
    3.400%, 09/15/26.................................................      8,918    9,246,999
    7.500%, 04/15/32.................................................        580      794,633
Verizon Communications, Inc.
    3.376%, 02/15/25.................................................      2,414    2,562,292
    2.625%, 08/15/26.................................................      2,026    2,069,630
    4.125%, 03/16/27.................................................      3,000    3,342,935
    4.329%, 09/21/28.................................................      2,500    2,845,107

                                                                              FACE
                                                                             AMOUNT^     VALUE+
                                                                             ------- --------------
                                                                              (000)
UNITED STATES -- (Continued)
         4.016%, 12/03/29.................................................   17,153  $   19,173,966
Viacom, Inc.
         4.500%, 03/01/21.................................................    1,856       1,914,744
         4.250%, 09/01/23.................................................      640         680,079
         3.875%, 04/01/24.................................................    4,899       5,150,978
Visa, Inc.
         3.150%, 12/14/25.................................................   14,555      15,562,316
VMware, Inc.
         3.900%, 08/21/27.................................................    1,024       1,057,007
Walgreen Co.
         3.100%, 09/15/22.................................................    3,807       3,928,036
Walgreens Boots Alliance, Inc.
         3.300%, 11/18/21.................................................    7,828       8,002,267
         3.450%, 06/01/26.................................................    4,465       4,621,647
Walt Disney Co. (The)
(Omega)  3.700%, 09/15/24.................................................   14,364      15,418,153
Waste Management, Inc.
#        4.600%, 03/01/21.................................................    1,831       1,885,584
         3.500%, 05/15/24.................................................    4,942       5,221,494
         3.125%, 03/01/25.................................................    3,460       3,624,983
WEC Energy Group, Inc.
         2.450%, 06/15/20.................................................    1,658       1,661,835
         3.550%, 06/15/25.................................................    6,271       6,700,254
Wells Fargo & Co.
#        2.600%, 07/22/20.................................................      297         298,321
#        3.500%, 03/08/22.................................................    8,768       9,053,627
         3.000%, 02/19/25.................................................   16,264      16,726,790
         3.000%, 04/22/26.................................................   11,473      11,774,476
         3.000%, 10/23/26.................................................    1,490       1,533,052
WestRock MWV LLC
#        8.200%, 01/15/30.................................................   19,367      26,815,937
Whirlpool Corp.
         4.700%, 06/01/22.................................................    1,920       2,039,916
         3.700%, 05/01/25.................................................   15,463      16,320,899
Williams Cos., Inc. (The)
         4.000%, 09/15/25.................................................   12,364      13,124,517
         3.750%, 06/15/27.................................................    7,863       8,186,720
Wisconsin Electric Power Co.
         3.100%, 06/01/25.................................................    3,200       3,342,132
WRKCo, Inc.
#        4.200%, 06/01/32.................................................    1,800       1,997,762
Zimmer Biomet Holdings, Inc.
         3.550%, 04/01/25.................................................    5,634       5,959,875
Zoetis, Inc.
#        3.000%, 09/12/27.................................................   26,275      27,063,181
                                                                                     --------------
TOTAL UNITED STATES.......................................................            3,964,764,573
                                                                                     --------------
TOTAL BONDS...............................................................            5,479,236,493
                                                                                     --------------
AGENCY OBLIGATIONS -- (21.0%)
Federal Farm Credit Bank
         4.670%, 05/07/20.................................................    1,658       1,684,123
         5.350%, 08/07/20.................................................    1,984       2,040,711
         3.650%, 12/21/20.................................................   13,026      13,303,706

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
    5.250%, 03/02/21.................................................     1,806 $  1,890,438
    5.220%, 02/22/22.................................................     1,480    1,601,726
    5.210%, 12/19/22.................................................     6,276    6,987,493
    4.800%, 02/13/23.................................................       576      636,884
    5.250%, 03/06/23.................................................     1,776    1,993,161
    5.220%, 05/15/23.................................................    14,240   16,058,877
    2.630%, 08/03/26.................................................     5,760    6,103,909
    5.770%, 01/05/27.................................................     1,920    2,442,967
Federal Home Loan Bank
    1.577%, 11/19/19.................................................    56,000   55,952,960
    1.875%, 03/13/20.................................................     7,260    7,267,494
    4.125%, 03/13/20.................................................     6,560    6,620,541
    3.000%, 03/18/20.................................................     5,350    5,378,574
    3.375%, 06/12/20.................................................     8,435    8,524,632
    2.875%, 09/11/20.................................................     4,355    4,403,449
    4.625%, 09/11/20.................................................     7,590    7,789,249
    3.125%, 12/11/20.................................................     1,775    1,804,010
    5.250%, 12/11/20.................................................     2,235    2,324,726
    1.750%, 03/12/21.................................................    11,970   11,989,910
    5.000%, 03/12/21.................................................     1,535    1,605,829
#   3.625%, 06/11/21.................................................     2,970    3,066,553
    5.625%, 06/11/21.................................................    10,945   11,639,240
    2.625%, 12/10/21.................................................    31,855   32,556,185
    5.000%, 12/10/21.................................................    13,470   14,420,275
    2.250%, 03/11/22.................................................     1,460    1,483,620
    5.250%, 06/10/22.................................................     2,440    2,667,145
    5.750%, 06/10/22.................................................     5,775    6,387,079
    5.375%, 09/30/22.................................................    18,760   20,739,514
    5.250%, 12/09/22.................................................     4,440    4,929,314
    3.250%, 03/08/24.................................................    29,405   31,432,012
    2.875%, 06/14/24.................................................     4,845    5,114,963
    5.375%, 08/15/24.................................................     5,490    6,430,261
    5.365%, 09/09/24.................................................       600      703,447
    2.875%, 09/13/24.................................................    67,240   70,988,434
    2.750%, 12/13/24.................................................    86,645   91,251,701
    3.125%, 09/12/25.................................................    10,000   10,775,317
    4.375%, 03/13/26.................................................     5,950    6,870,459
    5.750%, 06/12/26.................................................    11,775   14,709,056
    2.500%, 12/10/27.................................................     4,000    4,164,320
    3.000%, 03/10/28.................................................    26,900   29,172,151
    3.250%, 06/09/28.................................................   100,515  111,218,770
#   3.250%, 11/16/28.................................................   106,250  118,397,879
Federal Home Loan Mortgage Corp.
    6.750%, 09/15/29.................................................    20,465   29,287,222
    6.750%, 03/15/31.................................................    70,931  104,859,714
#   6.250%, 07/15/32.................................................    49,127   72,377,541
Federal National Mortgage Association
#   1.250%, 05/06/21.................................................     4,942    4,918,582
    2.000%, 01/05/22.................................................    24,395   24,609,252
#   2.375%, 01/19/23.................................................    38,550   39,542,912
#   2.625%, 09/06/24.................................................   151,431  158,693,887
#   2.125%, 04/24/26.................................................   111,970  115,225,472
#   1.875%, 09/24/26.................................................   169,229  171,632,490

                                                                         FACE
                                                                        AMOUNT^     VALUE+
                                                                        ------- --------------
                                                                         (000)
#   6.250%, 05/15/29.................................................    79,208 $  109,405,497
    7.125%, 01/15/30.................................................    29,779     44,005,533
    7.250%, 05/15/30.................................................    58,101     87,258,488
    6.625%, 11/15/30.................................................   110,212    160,979,875
Tennessee Valley Authority
    3.875%, 02/15/21.................................................    31,374     32,248,071
    1.875%, 08/15/22.................................................    37,801     38,049,327
#   2.875%, 09/15/24.................................................    68,801     72,528,716
    6.750%, 11/01/25.................................................    25,327     32,360,170
    2.875%, 02/01/27.................................................    31,804     33,776,643
#   7.125%, 05/01/30.................................................    60,683     88,971,138
                                                                                --------------
TOTAL AGENCY OBLIGATIONS.............................................            2,188,253,594
                                                                                --------------
U.S. TREASURY OBLIGATIONS -- (19.8%)
U.S. Treasury Bills
    0.000%, 11/26/19.................................................   120,000    119,870,903
U.S. Treasury Bonds
    7.500%, 11/15/24.................................................    24,371     31,385,844
    6.875%, 08/15/25.................................................    47,904     61,949,990
    6.000%, 02/15/26.................................................    44,152     55,798,183
    6.750%, 08/15/26.................................................    38,863     51,725,875
    6.625%, 02/15/27.................................................    44,651     60,025,675
    6.125%, 11/15/27.................................................    29,407     39,347,142
    5.250%, 11/15/28.................................................    10,442     13,576,769
    5.250%, 02/15/29.................................................    85,685    112,019,749
    6.125%, 08/15/29.................................................    35,585     49,840,820
    6.250%, 05/15/30.................................................    35,710     51,348,757
    5.375%, 02/15/31.................................................    95,000    130,524,805
U.S. Treasury Notes
    2.125%, 07/31/24.................................................    10,000     10,268,750
    2.125%, 05/15/25.................................................    68,730     70,751,217
    2.875%, 05/31/25.................................................    25,000     26,738,281
    2.000%, 08/15/25.................................................    60,000     61,403,906
    2.250%, 11/15/25.................................................    98,895    102,661,509
    1.625%, 02/15/26.................................................    90,499     90,665,451
    1.625%, 05/15/26.................................................   103,533    103,711,148
    1.500%, 08/15/26.................................................   103,787    103,098,088
    1.625%, 09/30/26.................................................    20,000     20,024,219
    2.250%, 02/15/27.................................................    60,000     62,653,125
    2.375%, 05/15/27.................................................    61,200     64,525,360
    2.250%, 11/15/27.................................................    79,018     82,685,243
    2.750%, 02/15/28.................................................    51,300     55,684,547
    2.875%, 05/15/28.................................................    45,000     49,361,133
    2.875%, 08/15/28.................................................    63,000     69,211,406
    3.125%, 11/15/28.................................................    77,000     86,351,289
    2.625%, 02/15/29.................................................   100,000    108,109,375
    2.375%, 05/15/29.................................................    88,000     93,310,937

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
    1.625%, 08/15/29.................................... 30,000  $   29,820,703
                                                                 --------------
 TOTAL U.S. TREASURY OBLIGATIONS........................          2,068,450,199
                                                                 --------------
 TOTAL INVESTMENT SECURITIES (Cost $9,268,790,757)                9,735,940,286
                                                                 --------------

                                                               SHARES       VALUE+
                                                             ---------- ---------------
SECURITIES LENDING COLLATERAL -- (6.7%)
@(S) The DFA Short Term Investment Fund..................... 59,944,133 $   693,613,558
                                                                        ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $9,962,336,303).........            $10,429,553,844
                                                                        ===============

As of October 31, 2019, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                          UNREALIZED
                                                                                           FOREIGN
                                                                                           EXCHANGE
                                                                             SETTLEMENT  APPRECIATION
      CURRENCY PURCHASED         CURRENCY SOLD          COUNTERPARTY            DATE    (DEPRECIATION)
      ------------------        --------------- ---------------------------- ---------- --------------
EUR................ 129,339,551 USD 143,596,650 State Street Bank and Trust   11/01/19   $   655,710
                                                                                         -----------
TOTAL APPRECIATION                                                                       $   655,710

USD................ 142,442,423 EUR 129,339,551 UBS AG                        11/01/19   $(1,809,936)
USD................  79,178,163 EUR  72,235,296 National Australia Bank Ltd.  12/27/19    (1,689,767)
USD................  79,517,832 EUR  72,531,854 Bank of America Corp.         12/30/19    (1,701,507)
USD................  23,023,091 CAD  30,666,244 State Street Bank and Trust   01/03/20      (269,316)
USD................ 143,559,618 EUR 128,713,529 State Street Bank and Trust   01/03/20      (616,495)
USD................  84,809,291 SEK 816,810,918 UBS AG                        01/23/20      (179,921)
USD................  43,846,155 GBP  34,113,528 State Street Bank and Trust   01/24/20      (462,061)
                                                                                         -----------
TOTAL (DEPRECIATION)                                                                     $(6,729,003)
                                                                                         -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                           $(6,073,293)
                                                                                         ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------
                                              LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                              ------- ------------ ------- ------------
Bonds
   Australia.................................   --    $162,725,718   --    $162,725,718
   Belgium...................................   --      45,051,028   --      45,051,028
   Canada....................................   --     135,071,026   --     135,071,026
   Denmark...................................   --      45,422,837   --      45,422,837
   Finland...................................   --       1,144,822   --       1,144,822
   France....................................   --     109,388,705   --     109,388,705
   Germany...................................   --     131,419,604   --     131,419,604
   Ireland...................................   --       1,639,814   --       1,639,814
   Italy.....................................   --      14,329,423   --      14,329,423
   Japan.....................................   --     175,081,194   --     175,081,194
   Netherlands...............................   --     131,699,914   --     131,699,914
   Norway....................................   --      14,147,034   --      14,147,034

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED


                                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ------------------------------------------------------
                                                          LEVEL 1      LEVEL 2        LEVEL 3       TOTAL
                                                        ---------- ---------------  ---------- ---------------
   Spain...............................................         -- $    67,730,316          -- $    67,730,316
   Supranational Organization Obligations..............         --      24,897,584          --      24,897,584
   Sweden..............................................         --     101,432,637          --     101,432,637
   Switzerland.........................................         --      74,860,573          --      74,860,573
   United Kingdom......................................         --     278,429,691          --     278,429,691
   United States.......................................         --   3,964,764,573          --   3,964,764,573
Agency Obligations.....................................         --   2,188,253,594          --   2,188,253,594
U.S. Treasury Obligations..............................         --   2,068,450,199          --   2,068,450,199
Securities Lending Collateral..........................         --     693,613,558          --     693,613,558
Forward Currency Contracts**...........................         --      (6,073,293)         --      (6,073,293)
                                                        ---------- ---------------  ---------- ---------------
TOTAL..................................................         -- $10,423,480,551          -- $10,423,480,551
                                                        ========== ===============  ========== ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DFA DIVERSIFIED FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                          FACE
                                                                         AMOUNT       VALUE+
                                                                       ---------- --------------
                                                                         (000)
                                                                       ----------
U.S. TREASURY OBLIGATIONS -- (19.7%)
Treasury Inflation Protected Security
   0.125%, 04/15/20...................................................     34,407 $   37,494,461
   0.125%, 04/15/21...................................................     38,186     41,011,438
   0.125%, 01/15/22...................................................      8,500      9,569,119
   0.125%, 04/15/22...................................................     17,400     18,208,546
   0.125%, 01/15/23...................................................     20,300     22,423,696
   2.375%, 01/15/25...................................................     20,873     31,574,191
   0.625%, 01/15/26...................................................     10,650     11,796,540
   1.750%, 01/15/28...................................................      1,800      2,477,689
   3.625%, 04/15/28...................................................     11,900     24,202,765
   2.500%, 01/15/29...................................................      2,500      3,608,897
   3.875%, 04/15/29...................................................      3,600      7,526,449
                                                                                  --------------
TOTAL U.S. TREASURY OBLIGATIONS.......................................               209,893,791
                                                                                  --------------

                                                                         SHARES
                                                                       ----------
AFFILIATED INVESTMENT COMPANIES -- (79.3%)
   Investment in DFA Intermediate Government Fixed Income Portfolio
     of DFA Investment Dimensions Group Inc........................... 40,731,482    529,101,954
   Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
     Investment Dimensions Group Inc.................................. 31,456,750    315,511,199
                                                                                  --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES..................               844,613,153
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,026,886,443)...............................................             1,054,506,944
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (1.0%)
   State Street Institutional U.S. Government Money Market
   Fund 1.752%........................................................ 10,216,360     10,216,360
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,037,102,803)...............................................            $1,064,723,304
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                             -------------------------------------------------
                                                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                             ------------ ------------ -------- --------------
U.S. Treasury Obligations...................................           -- $209,893,791       -- $  209,893,791
Affiliated Investment Companies............................. $844,613,153           --       --    844,613,153
Temporary Cash Investments..................................   10,216,360           --       --     10,216,360
                                                             ------------ ------------ -------- --------------
TOTAL....................................................... $854,829,513 $209,893,791       -- $1,064,723,304
                                                             ============ ============ ======== ==============

                See accompanying Notes to Financial Statements.

                              DFA LTIP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                               FACE
                                                                                           AMOUNT^(+/-)    VALUE+
                                                                                           ------------ ------------
                                                                                              (000)
                                                                                           ------------
U.S. TREASURY OBLIGATIONS -- (100.0%)
Treasury Inflation Protected Security
   1.000%, 02/15/46.......................................................................    17,555    $ 20,990,114
   0.875%, 02/15/47.......................................................................    56,315      64,384,709
   1.000%, 02/15/48.......................................................................    55,760      64,450,365
   1.000%, 02/15/49.......................................................................    56,350      64,212,558
                                                                                                        ------------
TOTAL U.S. TREASURY OBLIGATIONS...........................................................               214,037,746
                                                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $192,914,637).....................................................................              $214,037,746
                                                                                                        ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                   LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
-                                                  ------- ------------ ------- ------------
U.S. Treasury Obligations.........................     --  $214,037,746     --  $214,037,746
                                                   ------  ------------ ------  ------------
TOTAL.............................................     --  $214,037,746     --  $214,037,746
                                                   ======  ============ ======  ============

                See accompanying Notes to Financial Statements.

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                                   FACE
                                                                                                AMOUNT(+/-)     VALUE+
                                                                                                ----------- --------------
                                                                                                   (000)
                                                                                                -----------
U.S. TREASURY OBLIGATIONS -- (99.4%)
Treasury Inflation Protected Security
   0.625%, 01/15/26............................................................................    435,000  $  481,830,639
   2.000%, 01/15/26............................................................................    147,800     211,839,280
   0.125%, 07/15/26............................................................................    396,950     424,391,706
   0.375%, 01/15/27............................................................................    490,000     526,712,525
   2.375%, 01/15/27............................................................................    167,500     245,954,131
   0.375%, 07/15/27............................................................................    445,500     475,121,977
   0.500%, 01/15/28............................................................................     71,100      75,756,569
   1.750%, 01/15/28............................................................................    206,700     284,521,320
   3.625%, 04/15/28............................................................................    152,500     310,161,488
   0.750%, 07/15/28............................................................................     83,000      89,169,833
   0.875%, 01/15/29............................................................................    442,000     476,999,947
   2.500%, 01/15/29............................................................................    282,500     407,805,408
   3.875%, 04/15/29............................................................................    185,745     388,333,404
   3.375%, 04/15/32............................................................................    232,000     462,161,828
                                                                                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS................................................................              4,860,760,055
                                                                                                            --------------

                                                                                                  SHARES
                                                                                                -----------
TEMPORARY CASH INVESTMENTS -- (0.6%)
   State Street Institutional U.S. Government Money Market Fund 1.752%......................... 27,470,660      27,470,660
                                                                                                            --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,741,191,387)........................................................................             $4,888,230,715
                                                                                                            ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -------------------------------------------------
                                                     LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                                   ----------- -------------- ------- --------------
U.S. Treasury Obligations.........................          -- $4,860,760,055     --  $4,860,760,055
Temporary Cash Investments........................ $27,470,660             --     --      27,470,660
                                                   ----------- -------------- ------  --------------
TOTAL............................................. $27,470,660 $4,860,760,055     --  $4,888,230,715
                                                   =========== ============== ======  ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-DURATION REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                                  FACE
                                                                                                 AMOUNT^   VALUE+
                                                                                                 ------- -----------
                                                                                                  (000)
BONDS -- (83.9%)
AUSTRALIA -- (3.2%)
ANZ New Zealand International, Ltd.
            0.400%, 03/01/22................................................................ EUR    200  $   225,558
ASB Finance, Ltd.
            0.500%, 06/10/22................................................................ EUR  3,800    4,304,169
Australia & New Zealand Banking Group Ltd.
(r)         2.584%, 05/17/21................................................................      2,000    2,007,595
Australia & New Zealand Banking Group, Ltd.
            2.550%, 11/23/21................................................................      2,700    2,736,770
(r)(Omega)  3.018%, 11/23/21................................................................      4,000    4,046,242
#           2.625%, 05/19/22................................................................        250      254,716
Commonwealth Bank of Australia
(Omega)     2.750%, 03/10/22................................................................      4,974    5,062,965
#           2.750%, 03/10/22................................................................        200      203,577
            0.500%, 07/11/22................................................................ EUR  2,500    2,835,187
National Australia Bank, Ltd.
            2.800%, 01/10/22................................................................      8,000    8,152,100
            0.875%, 01/20/22................................................................ EUR  1,700    1,938,537
#           2.500%, 05/22/22................................................................      1,635    1,658,361
            0.350%, 09/07/22................................................................ EUR  1,600    1,808,463
Westpac Banking Corp.
#           2.100%, 05/13/21................................................................        461      462,667
            2.800%, 01/11/22................................................................     11,749   11,974,280
            0.250%, 01/17/22................................................................ EUR    450      505,945
                                                                                                         -----------
TOTAL AUSTRALIA.............................................................................              48,177,132
                                                                                                         -----------
BELGIUM -- (1.1%)
Anheuser-Busch InBev SA
            0.800%, 04/20/23................................................................ EUR  1,700    1,950,789
Dexia Credit Local SA
            0.250%, 06/02/22................................................................ EUR    350      396,085
            0.750%, 01/25/23................................................................ EUR  7,750    8,939,252
            0.250%, 06/01/23................................................................ EUR  5,400    6,137,169
                                                                                                         -----------
TOTAL BELGIUM...............................................................................              17,423,295
                                                                                                         -----------
CANADA -- (7.6%)
Bank of Montreal
            3.100%, 07/13/20................................................................      5,000    5,043,171
(r)         2.922%, 08/27/21................................................................        800      808,720
Bank of Nova Scotia (The)
            2.350%, 10/21/20................................................................      8,005    8,043,364
Canadian Natural Resources, Ltd.
            2.950%, 01/15/23................................................................      4,500    4,591,870
Enbridge, Inc.
            2.900%, 07/15/22................................................................      6,010    6,140,417

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
CANADA -- (Continued)
Husky Energy, Inc.
#         3.950%, 04/15/22.................................................      1,250  $  1,293,490
Province of Alberta Canada
          1.900%, 12/06/19.................................................      5,000     4,998,900
Rogers Communications, Inc.
          4.100%, 10/01/23.................................................      3,000     3,199,560
Royal Bank of Canada
          2.125%, 03/02/20.................................................      3,965     3,968,000
          2.350%, 10/30/20.................................................     11,000    11,058,829
(r)       2.326%, 04/30/21.................................................     11,812    11,854,086
          1.583%, 09/13/21................................................. CAD  6,000     4,519,201
          1.968%, 03/02/22................................................. CAD  2,300     1,741,790
          2.000%, 03/21/22................................................. CAD 11,000     8,336,064
Toronto-Dominion Bank (The)
#         3.150%, 09/17/20.................................................      2,000     2,022,247
          2.500%, 12/14/20.................................................     16,681    16,803,706
          1.994%, 03/23/22................................................. CAD 16,300    12,350,675
          3.005%, 05/30/23................................................. CAD  5,000     3,915,155
          0.625%, 07/20/23................................................. EUR  4,800     5,492,628
                                                                                        ------------
TOTAL CANADA...............................................................              116,181,873
                                                                                        ------------
DENMARK -- (0.2%)
Danske Bank A.S.
(Omega)   2.750%, 09/17/20.................................................      3,000     3,018,098
                                                                                        ------------
FINLAND -- (0.8%)
Nordea Bank Abp
#(Omega)  2.500%, 09/17/20.................................................      4,000     4,023,425
(Omega)   2.250%, 05/27/21.................................................      3,800     3,820,772
          0.300%, 06/30/22................................................. EUR  1,000     1,127,912
OP Corporate Bank P.L.C.
          0.375%, 08/29/23................................................. EUR  3,000     3,399,132
                                                                                        ------------
TOTAL FINLAND..............................................................               12,371,241
                                                                                        ------------
FRANCE -- (2.9%)
Agence Francaise de Developpement EPIC
          1.625%, 01/21/20.................................................        872       871,334
          0.500%, 10/25/22................................................. EUR    500       571,368
Airgas, Inc.
          2.375%, 02/15/20.................................................      4,000     4,002,409
BNP Paribas SA
          2.375%, 05/21/20.................................................        500       501,316
(Omega)   2.950%, 05/23/22.................................................      2,500     2,548,482
BPCE SA
          2.650%, 02/03/21.................................................      1,300     1,309,214
Caisse d'Amortissement de la Dette Sociale
          0.500%, 05/25/23................................................. EUR  4,500     5,186,378

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
FRANCE -- (Continued)
Credit Agricole SA
(Omega)     3.375%, 01/10/22.................................................      2,000  $ 2,049,963
Electricite de France SA
#(Omega)    2.350%, 10/13/20.................................................      1,000    1,003,492
Pernod Ricard SA
(Omega)     5.750%, 04/07/21.................................................      5,000    5,263,045
Sanofi
            0.500%, 03/21/23................................................. EUR  5,900    6,721,283
            2.500%, 11/14/23................................................. EUR  3,500    4,295,824
Societe Generale S.A.
(Omega)     4.250%, 09/14/23.................................................      5,000    5,310,692
Societe Generale SA
(Omega)     3.250%, 01/12/22.................................................      2,000    2,041,181
Total Capital International SA
            0.250%, 07/12/23................................................. EUR  1,500    1,695,651
                                                                                          -----------
TOTAL FRANCE.................................................................              43,371,632
                                                                                          -----------
GERMANY -- (5.5%)
BMW Finance NV
            0.625%, 10/06/23................................................. EUR  2,200    2,501,260
BMW US Capital LLC
(r)(Omega)  2.676%, 08/13/21.................................................      5,463    5,473,281
(Omega)     3.450%, 04/12/23.................................................      2,000    2,082,558
Daimler Finance North America LLC
(Omega)     2.700%, 08/03/20.................................................      3,085    3,100,459
(Omega)     2.850%, 01/06/22.................................................      3,000    3,038,507
Daimler Finance North America, LLC
(r)(Omega)  2.600%, 02/22/21.................................................      2,125    2,125,425
Deutsche Bank AG
#           2.950%, 08/20/20.................................................      1,900    1,903,789
Erste Abwicklungsanstalt Floating Rate Note
(r)         2.312%, 03/09/20.................................................      1,000    1,000,790
FMS Wertmanagement
            1.375%, 06/08/21.................................................      4,000    3,980,765
Kreditanstalt fuer Wiederaufbau
            1.875%, 06/30/20.................................................      4,000    4,002,110
#           2.750%, 09/08/20.................................................      2,000    2,016,838
            0.000%, 12/15/22................................................. EUR 12,500   14,154,324
            0.125%, 06/07/23................................................. EUR  3,400    3,872,751
            0.000%, 09/15/23................................................. EUR  2,000    2,269,242
Landwirtschaftliche Rentenbank Floating Rate Note
(r)         2.388%, 06/03/21.................................................      4,806    4,821,648
Landwirtschaftliche Rentenbank
            0.050%, 06/12/23................................................. EUR  7,500    8,516,250
NRW Bank
            0.000%, 08/10/22................................................. EUR  3,500    3,949,345

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
GERMANY -- (Continued)
            0.125%, 07/07/23................................................. EUR  2,400  $ 2,726,121
NRW. Bank Floating Rate Note
(r)         2.187%, 03/05/21.................................................      1,000    1,000,020
State of North Rhine- Westphalia Germany
            0.200%, 04/17/23................................................. EUR  1,000    1,137,940
Volkswagen Group of America Finance LLC
(Omega)     2.400%, 05/22/20.................................................      4,000    4,006,479
(r)(Omega)  2.946%, 11/13/20.................................................      2,890    2,902,439
(Omega)     4.000%, 11/12/21.................................................      3,000    3,109,222
                                                                                          -----------
TOTAL GERMANY................................................................              83,691,563
                                                                                          -----------
ITALY -- (0.2%)
Enel Finance International NV
(Omega)     2.875%, 05/25/22.................................................      2,500    2,532,538
                                                                                          -----------
JAPAN -- (5.7%)
American Honda Finance Corp.
#           2.450%, 09/24/20.................................................      3,000    3,015,495
(r)         2.391%, 02/12/21.................................................      3,000    2,999,291
#(r)        2.637%, 11/05/21.................................................      1,000    1,001,960
            0.550%, 03/17/23................................................. EUR  3,000    3,406,513
Daiwa Securities Group, Inc.
(Omega)     3.129%, 04/19/22.................................................      1,770    1,804,438
Mitsubishi UFJ Financial Group, Inc.
            2.950%, 03/01/21.................................................      5,000    5,058,671
            2.190%, 09/13/21.................................................      2,000    2,003,570
Mizuho Bank, Ltd.
(Omega)     2.700%, 10/20/20.................................................      2,000    2,015,982
Mizuho Financial Group, Inc.
(r)         3.267%, 09/13/21.................................................      1,786    1,808,396
            2.953%, 02/28/22.................................................      5,000    5,085,701
MUFG Bank, Ltd.
(Omega)     2.300%, 03/05/20.................................................      3,900    3,903,817
Nissan Motor Acceptance Corp.
(Omega)     2.125%, 03/03/20.................................................      2,250    2,250,018
(r)(Omega)  2.789%, 09/21/21.................................................        730      730,684
Nissan Motor Acceptance Corp. Floating Rate Note
(r)(Omega)  2.639%, 03/15/21.................................................        200      200,073
Shire Acquisitions Investments Ireland DAC
            2.875%, 09/23/23.................................................      5,000    5,103,808
Sumitomo Mitsui Banking Corp.
            2.450%, 01/16/20.................................................      2,000    2,002,319

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
JAPAN -- (Continued)
Sumitomo Mitsui Financial Group, Inc.
         2.934%, 03/09/21.................................................      5,000  $ 5,055,741
(r)      3.782%, 03/09/21.................................................      1,000    1,018,369
         2.058%, 07/14/21.................................................        400      400,165
Total Capital Canada, Ltd.
         1.125%, 03/18/22................................................. EUR  5,000    5,751,656
Toyota Credit Canada, Inc.
         2.020%, 02/28/22................................................. CAD  8,500    6,430,210
         2.350%, 07/18/22................................................. CAD  3,000    2,285,908
         2.700%, 01/25/23................................................. CAD  4,000    3,081,194
Toyota Motor Credit Corp. Floating Rate Note
(r)      2.567%, 01/08/21.................................................      1,652    1,659,482
#        1.900%, 04/08/21.................................................     10,500   10,523,780
         1.000%, 09/10/21................................................. EUR  1,800    2,048,855
         2.600%, 01/11/22.................................................      3,000    3,051,598
         3.300%, 01/12/22.................................................      1,561    1,610,602
Toyota Motor Finance Netherlands BV
         0.625%, 09/26/23................................................. EUR  1,500    1,715,995
                                                                                       -----------
TOTAL JAPAN...............................................................              87,024,291
                                                                                       -----------
NETHERLANDS -- (4.3%)
BNG Bank NV
(Omega)  2.375%, 02/01/22.................................................     19,932   20,225,997
         2.375%, 02/01/22.................................................      6,000    6,088,500
         0.050%, 07/11/23................................................. EUR  9,000   10,208,539
Cooperatieve Rabobank UA
         4.500%, 01/11/21.................................................      3,000    3,092,373
         2.750%, 01/10/22.................................................      5,000    5,079,803
         4.000%, 01/11/22................................................. EUR  2,950    3,589,352
ING Bank NV
(Omega)  2.750%, 03/22/21.................................................      3,000    3,033,639
Shell International Finance BV
         2.125%, 05/11/20.................................................      2,200    2,203,743
         1.875%, 05/10/21.................................................      1,900    1,901,860
         1.750%, 09/12/21.................................................      8,500    8,504,091
         1.000%, 04/06/22................................................. EUR  2,000    2,295,934
                                                                                       -----------
TOTAL NETHERLANDS.........................................................              66,223,831
                                                                                       -----------
SPAIN -- (1.2%)
Banco Santander SA
         3.848%, 04/12/23.................................................      2,000    2,090,517
Santander Holdings USA, Inc.
         2.650%, 04/17/20.................................................      2,000    2,005,355
         3.700%, 03/28/22.................................................        780      801,536
         3.400%, 01/18/23.................................................      2,150    2,210,785
Santander UK Group Holdings P.L.C.
         2.875%, 08/05/21.................................................        750      756,477
Santander UK P.L.C.
         2.375%, 03/16/20.................................................      4,600    4,605,733

                                                                                                  FACE
                                                                                                 AMOUNT^   VALUE+
                                                                                                 ------- -----------
                                                                                                  (000)
SPAIN -- (Continued)
Telefonica Emisiones SA
            5.462%, 02/16/21................................................................       1,000 $ 1,043,296
Telefonica Emisiones SAU
            5.134%, 04/27/20................................................................       4,250   4,312,340
                                                                                                         -----------
TOTAL SPAIN.................................................................................              17,826,039
                                                                                                         -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (3.8%)
Council Of Europe Development Bank
            0.125%, 05/25/23................................................................ EUR   8,500   9,671,734
European Financial Stability Facility
            0.000%, 11/17/22................................................................ EUR   9,842  11,119,039
            0.125%, 10/17/23................................................................ EUR   1,000   1,138,431
European Investment Bank
            0.000%, 10/16/23................................................................ EUR   2,000   2,269,483
European Stability Mechanism
            0.000%, 10/18/22................................................................ EUR  13,950  15,757,516
            0.100%, 07/31/23................................................................ EUR  14,500  16,476,846
International Bank for Reconstruction & Development
            1.625%, 03/09/21................................................................       1,765   1,764,323
                                                                                                         -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS................................................              58,197,372
                                                                                                         -----------
SWEDEN -- (4.1%)
Kommuninvest I Sverige AB
            0.250%, 06/01/22................................................................ SEK 185,000  19,236,376
            0.750%, 02/22/23................................................................ SEK 170,000  17,944,965
            1.000%, 11/13/23................................................................ SEK  20,000   2,140,198
Skandinaviska Enskilda Banken AB
(r)(Omega)  2.554%, 05/17/21................................................................       4,823   4,836,312
Svensk Exportkredit AB
(r)         2.247%, 12/13/21................................................................       7,000   7,009,783
Svenska Handelsbanken AB
            1.875%, 09/07/21................................................................         447     446,866
            0.250%, 02/28/22................................................................ EUR   1,900   2,137,361
Swedbank AB
            0.300%, 09/06/22................................................................ EUR   3,000   3,371,763
            0.250%, 11/07/22................................................................ EUR   4,400   4,937,881
            0.400%, 08/29/23................................................................ EUR     250     282,144
                                                                                                         -----------
TOTAL SWEDEN................................................................................              62,343,649
                                                                                                         -----------
SWITZERLAND -- (0.7%)
Credit Suisse AG
#           3.000%, 10/29/21................................................................         480     489,354
Novartis Finance SA
            0.500%, 08/14/23................................................................ EUR   3,000   3,421,450
            0.125%, 09/20/23................................................................ EUR   3,000   3,381,374

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
SWITZERLAND -- (Continued)
UBS Group Funding Switzerland AG Floating Rate Note
(r)      3.766%, 04/14/21.................................................      2,850  $ 2,905,576
                                                                                       -----------
TOTAL SWITZERLAND.........................................................              10,197,754
                                                                                       -----------
UNITED KINGDOM -- (3.5%)
AstraZeneca P.L.C.
         2.375%, 11/16/20.................................................      5,071    5,093,983
Barclays P.L.C.
         2.750%, 11/08/19.................................................      2,000    2,000,113
         3.250%, 01/12/21.................................................      3,500    3,537,982
Barclays PLC
         3.200%, 08/10/21.................................................      5,500    5,578,510
BAT International Finance P.L.C.
(Omega)  3.250%, 06/07/22.................................................      7,900    8,070,982
BP Capital Markets America, Inc.
         4.500%, 10/01/20.................................................      3,750    3,838,124
BP Capital Markets P.L.C.
         1.117%, 01/25/24................................................. EUR  3,000    3,485,142
BP Capital Markets plc
(r)      2.989%, 09/16/21.................................................        137      138,617
HSBC Holdings P.L.C.
         4.000%, 03/30/22.................................................        700      732,869
         3.600%, 05/25/23.................................................        775      809,577
HSBC USA, Inc.
         2.375%, 11/13/19.................................................      3,281    3,281,301
         2.750%, 08/07/20.................................................      4,000    4,030,387
Lloyds Banking Group P.L.C.
         3.100%, 07/06/21.................................................      1,156    1,175,185
         3.000%, 01/11/22.................................................      2,500    2,541,188
Mead Johnson Nutrition Co.
         3.000%, 11/15/20.................................................        700      707,416
Praxair, Inc.
         1.200%, 02/12/24................................................. EUR  6,625    7,768,796
Unilever Capital Corp.
#        4.250%, 02/10/21.................................................      1,200    1,236,897
                                                                                       -----------
TOTAL UNITED KINGDOM......................................................              54,027,069
                                                                                       -----------
UNITED STATES -- (39.1%)
AbbVie, Inc.
         2.500%, 05/14/20.................................................      6,000    6,017,440
         2.900%, 11/06/22.................................................      1,000    1,019,425
Aetna, Inc.
         2.750%, 11/15/22.................................................        825      836,885
Agilent Technologies, Inc.
#        3.200%, 10/01/22.................................................      2,000    2,045,385
Allergan Finance LLC
         3.250%, 10/01/22.................................................      2,300    2,353,356
Allergan Funding SCS
         3.450%, 03/15/22.................................................      7,800    7,994,766

                                                                                                 FACE
                                                                                                AMOUNT^   VALUE+
                                                                                                ------- ----------
                                                                                                 (000)
UNITED STATES -- (Continued)
Altria Group, Inc.
      4.750%, 05/05/21.....................................................................        500  $  519,461
American Express Co.
      2.500%, 08/01/22.....................................................................      7,383   7,485,746
American Express Credit Corp.
      2.375%, 05/26/20.....................................................................        800     801,927
American International Group, Inc.
      3.375%, 08/15/20.....................................................................      3,000   3,033,548
      6.400%, 12/15/20.....................................................................      2,475   2,595,341
      3.300%, 03/01/21.....................................................................        500     508,151
#     4.875%, 06/01/22.....................................................................      1,400   1,501,235
Ameriprise Financial, Inc.
      5.300%, 03/15/20.....................................................................      1,000   1,011,680
Anthem, Inc.
#     3.125%, 05/15/22.....................................................................      1,907   1,957,717
      3.300%, 01/15/23.....................................................................        825     856,751
Aon Corp.
      5.000%, 09/30/20.....................................................................      2,710   2,783,256
Apache Corp.
      3.250%, 04/15/22.....................................................................        257     261,570
Apple, Inc.
#(r)  3.278%, 02/23/21.....................................................................        496     502,564
#     2.500%, 02/09/22.....................................................................      1,628   1,654,267
#     2.300%, 05/11/22.....................................................................      7,500   7,600,577
#     2.100%, 09/12/22.....................................................................      5,000   5,047,022
      1.000%, 11/10/22..................................................................... EUR  2,700   3,121,457
Ares Capital Corp.
      4.200%, 06/10/24.....................................................................      3,000   3,110,960
Assurant, Inc.
      4.000%, 03/15/23.....................................................................      3,000   3,123,469
AT&T, Inc.
      2.450%, 06/30/20.....................................................................      1,331   1,334,999
      4.600%, 02/15/21.....................................................................      1,000   1,027,315
(r)   2.951%, 07/15/21.....................................................................      5,000   5,051,000
      4.000%, 01/15/22.....................................................................      1,500   1,565,816
      3.000%, 06/30/22.....................................................................        620     633,839
Autodesk, Inc.
      3.600%, 12/15/22.....................................................................      1,000   1,034,878
AutoZone, Inc.
      3.700%, 04/15/22.....................................................................        750     777,637
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
      2.773%, 12/15/22.....................................................................      3,000   3,049,440
Baltimore Gas & Electric Co.
      3.350%, 07/01/23.....................................................................        610     636,764
Bank of America Corp.
      2.625%, 10/19/20.....................................................................      2,500   2,516,710
      3.300%, 01/11/23.....................................................................        500     518,248
Bank of New York Mellon Corp. (The)
      4.600%, 01/15/20.....................................................................        680     683,584

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CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
#        2.150%, 02/24/20.................................................      1,200  $ 1,200,830
#        3.500%, 04/28/23.................................................      2,000    2,101,000
BB&T Corp.
#        2.050%, 05/10/21.................................................        731      732,417
         2.750%, 04/01/22.................................................      1,090    1,108,127
Berkshire Hathaway, Inc.
         0.750%, 03/16/23................................................. EUR    600      684,098
Biogen, Inc.
         2.900%, 09/15/20.................................................      1,500    1,511,866
#        3.625%, 09/15/22.................................................      4,500    4,702,956
Booking Holdings, Inc.
         2.750%, 03/15/23.................................................      4,500    4,611,916
Broadcom Corp. / Broadcom Cayman Finance Ltd.
         2.375%, 01/15/20.................................................        645      645,445
         3.000%, 01/15/22.................................................      5,000    5,066,159
Bunge, Ltd. Finance Corp.
#        3.000%, 09/25/22.................................................      2,600    2,638,366
Campbell Soup Co.
         2.500%, 08/02/22.................................................      1,000    1,007,318
#        3.650%, 03/15/23.................................................     11,000   11,468,421
Capital One Financial Corp.
#        3.200%, 01/30/23.................................................      6,000    6,164,413
Cardinal Health, Inc.
         4.625%, 12/15/20.................................................      1,700    1,746,456
Caterpillar Financial Services Corp.
(r)      2.338%, 05/15/20.................................................      3,000    3,002,211
(r)      2.349%, 03/15/21.................................................      4,000    4,003,375
         1.700%, 08/09/21.................................................      1,000      997,204
(r)      2.382%, 09/07/21.................................................      1,319    1,319,383
#        2.625%, 03/01/23.................................................        500      511,290
CBS Corp.
#        2.500%, 02/15/23.................................................      3,000    3,021,406
Celgene Corp.
         2.750%, 02/15/23.................................................      5,500    5,602,201
Chevron Corp.
#        2.419%, 11/17/20.................................................        800      805,100
         2.498%, 03/03/22.................................................      4,680    4,753,374
Chubb INA Holdings, Inc.
         2.300%, 11/03/20.................................................        425      426,312
Church & Dwight Co., Inc.
         2.875%, 10/01/22.................................................      1,000    1,020,188
Cigna Corp.
(Omega)  3.900%, 02/15/22.................................................      1,866    1,935,398
Cisco Systems, Inc.
         1.850%, 09/20/21.................................................      9,700    9,715,309
Citigroup, Inc.
#        2.400%, 02/18/20.................................................      3,000    3,003,354
         3.875%, 10/25/23.................................................        530      562,610
Citizens Bank N.A.
         3.700%, 03/29/23.................................................      8,178    8,587,055
CMS Energy Corp.
         5.050%, 03/15/22.................................................      2,549    2,703,440

                                                                                    FACE
                                                                                   AMOUNT^   VALUE+
                                                                                   ------- ----------
                                                                                    (000)
UNITED STATES -- (Continued)
CNA Financial Corp.
         5.750%, 08/15/21.................................................            880  $  935,944
Comcast Corp.
#(r)     2.539%, 10/01/21.................................................          5,765   5,795,727
Conagra Brands, Inc.
         3.200%, 01/25/23                                                           2,075   2,144,775
Constellation Brands, Inc.
         2.700%, 05/09/22.................................................          7,000   7,087,945
         3.200%, 02/15/23.................................................          1,706   1,759,861
Cox Communications, Inc.
(Omega)  3.250%, 12/15/22.................................................            975   1,006,372
CVS Health Corp.
         2.125%, 06/01/21.................................................            500     500,989
#        3.500%, 07/20/22.................................................          2,500   2,587,171
         2.750%, 12/01/22.................................................          2,500   2,543,080
Discovery Communications LLC
         3.250%, 04/01/23.................................................          1,489   1,532,396
Dollar General Corp.
         3.250%, 04/15/23.................................................          2,320   2,405,976
Dollar Tree, Inc.
         3.700%, 05/15/23.................................................          8,393   8,767,728
Dominion Energy Gas Holdings LLC
(r)      2.719%, 06/15/21.................................................          4,500   4,521,824
Dow Chemical Co. (The)
         3.000%, 11/15/22.................................................          2,000   2,047,714
DTE Energy Co.
         2.400%, 12/01/19.................................................          4,000   4,001,270
         3.300%, 06/15/22.................................................            503     516,932
Duke Energy Corp.
#        2.400%, 08/15/22.................................................          1,357   1,370,392
E*TRADE Financial Corp.
         2.950%, 08/24/22.................................................          8,280   8,435,855
eBay, Inc.
         2.750%, 01/30/23.................................................            417     423,311
Edison International
#        2.950%, 03/15/23.................................................          5,500   5,430,376
Electronic Arts, Inc.
         3.700%, 03/01/21.................................................          2,000   2,040,774
Energy Transfer Operating L.P.
         4.650%, 06/01/21.................................................          1,180   1,215,740
Energy Transfer Operating, LP
         7.500%, 10/15/20.................................................          1,500   1,573,870
Enterprise Products Operating LLC
         3.350%, 03/15/23.................................................          2,000   2,071,629
EQT Corp.
#        4.875%, 11/15/21.................................................          3,000   3,061,957
Equifax, Inc.
         3.950%, 06/15/23.................................................          5,000   5,268,628
Exelon Generation Co. LLC
         2.950%, 01/15/20.................................................          2,600   2,601,556

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CONTINUED


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
UNITED STATES -- (Continued)
          4.000%, 10/01/20.................................................        600  $   607,907
Exxon Mobil Corp.
#         1.912%, 03/06/20.................................................      2,400    2,400,296
#         2.397%, 03/06/22.................................................     11,161   11,332,727
Fidelity National Information Services, Inc.
#         2.250%, 08/15/21.................................................      5,000    5,017,218
Fifth Third Bancorp
          3.500%, 03/15/22.................................................      2,000    2,065,264
Flex, Ltd.
          5.000%, 02/15/23.................................................      8,000    8,549,358
GE Capital European Funding Un, Ltd. Co.
          0.800%, 01/21/22................................................. EUR  2,400    2,702,380
GE Capital International Funding Co., Unlimited Co.
          2.342%, 11/15/20.................................................      3,046    3,044,063
General Mills, Inc.
#         3.150%, 12/15/21.................................................        500      511,133
#         2.600%, 10/12/22.................................................      4,385    4,457,743
General Motors Financial Co., Inc.
          3.200%, 07/06/21.................................................      7,200    7,287,222
Georgia Power Co.
          4.250%, 12/01/19.................................................        215      215,331
Gilead Sciences, Inc.
          2.550%, 09/01/20.................................................      1,000    1,005,483
Global Payments, Inc.
          3.750%, 06/01/23.................................................      4,480    4,682,161
Goldman Sachs Group, Inc. (The)
          5.750%, 01/24/22.................................................      5,500    5,927,198
Harley-Davidson Financial Services, Inc.
#(Omega)  2.850%, 01/15/21.................................................        500      502,018
(Omega)   3.550%, 05/21/21.................................................      1,000    1,014,547
#(Omega)  2.550%, 06/09/22.................................................      2,924    2,925,074
Hewlett Packard Enterprise Co.
          3.600%, 10/15/20.................................................      3,800    3,850,972
#(r)      2.807%, 03/12/21.................................................        500      501,908
Huntington National Bank (The)
          2.400%, 04/01/20.................................................      2,600    2,604,141
IBM Credit LLC
(r)       2.226%, 01/20/21.................................................      7,200    7,213,392
(r)       2.447%, 02/05/21.................................................      1,000    1,000,380
Intercontinental Exchange, Inc.
          2.750%, 12/01/20.................................................        268      270,262
International Business Machines Corp.
#         1.625%, 05/15/20.................................................      1,390    1,388,699

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- -----------
                                                                                (000)
UNITED STATES -- (Continued)
         0.375%, 01/31/23................................................. EUR  1,000  $ 1,130,374
JM Smucker Co. (The)
         2.500%, 03/15/20.................................................      3,320    3,324,943
John Deere Capital Corp.
#        2.050%, 03/10/20.................................................      1,625    1,625,797
Johnson & Johnson
#        2.250%, 03/03/22.................................................      1,500    1,520,955
JPMorgan Chase & Co.
         3.250%, 09/23/22.................................................      1,300    1,345,212
Kellogg Co.
         4.000%, 12/15/20.................................................        162      165,305
KeyCorp
         2.900%, 09/15/20.................................................      2,000    2,016,500
Kohl's Corp.
         3.250%, 02/01/23.................................................      2,000    2,027,298
Kroger Co. (The)
         3.400%, 04/15/22.................................................      1,000    1,035,499
#        2.800%, 08/01/22.................................................        500      509,638
L3Harris Technologies, Inc.
         2.700%, 04/27/20.................................................      4,500    4,507,453
(Omega)  4.950%, 02/15/21.................................................        701      720,680
Laboratory Corp. of America Holdings
         3.200%, 02/01/22.................................................      1,500    1,535,425
         4.000%, 11/01/23.................................................      5,000    5,308,945
Lam Research Corp.
         2.750%, 03/15/20.................................................      2,800    2,805,514
Liberty Mutual Group, Inc.
(Omega)  5.000%, 06/01/21.................................................      2,900    3,007,644
LyondellBasell Industries NV
         6.000%, 11/15/21.................................................      3,853    4,113,367
Manufacturers & Traders Trust Co.
         2.100%, 02/06/20.................................................      4,225    4,226,518
Marriott International, Inc.
         2.300%, 01/15/22.................................................      1,385    1,391,912
Marsh & McLennan Cos., Inc.
         2.350%, 03/06/20.................................................      2,000    2,001,667
         2.750%, 01/30/22.................................................      1,500    1,523,784
McKesson Corp.
         2.700%, 12/15/22.................................................      2,451    2,483,605
         2.850%, 03/15/23.................................................      1,220    1,239,810
Microsoft Corp.
         2.000%, 11/03/20.................................................      3,500    3,508,612
         1.550%, 08/08/21.................................................      4,000    3,991,400
         2.375%, 02/12/22.................................................     18,000   18,269,401
#        2.650%, 11/03/22.................................................      6,400    6,572,251
#        2.000%, 08/08/23.................................................      4,000    4,040,417
Mondelez International Holdings Netherlands BV
(Omega)  2.000%, 10/28/21.................................................      2,258    2,259,097
Mondelez International, Inc.
#        3.625%, 05/07/23.................................................        890      932,381

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- ----------
                                                                                   (000)
UNITED STATES -- (Continued)
Morgan Stanley
(r)         3.076%, 01/27/20.................................................      1,046  $1,048,383
            2.800%, 06/16/20.................................................      3,000   3,014,492
            5.500%, 07/28/21.................................................        925     979,000
            3.125%, 01/23/23.................................................      3,000   3,086,354
Mosaic Co. (The)
            3.750%, 11/15/21.................................................      1,000   1,028,313
            3.250%, 11/15/22.................................................      1,000   1,026,191
Motorola Solutions, Inc.
            3.500%, 03/01/23.................................................      1,750   1,812,871
National Oilwell Varco, Inc.
            2.600%, 12/01/22.................................................      5,283   5,325,406
National Rural Utilities Cooperative Finance Corp.
(r)         2.479%, 06/30/21.................................................      7,000   7,022,854
NBCUniversal Enterprise, Inc.
(r)(Omega)  2.499%, 04/01/21.................................................      3,500   3,511,760
NetApp, Inc.
            3.250%, 12/15/22.................................................      2,000   2,039,317
Newell Brands, Inc.
            4.000%, 06/15/22.................................................      1,000   1,027,829
Newmont Goldcorp Corp.
            3.625%, 06/09/21.................................................        398     407,173
Nordstrom, Inc.
            4.750%, 05/01/20.................................................        350     354,079
Northrop Grumman Corp.
#           3.500%, 03/15/21.................................................        535     545,884
NVIDIA Corp.
            2.200%, 09/16/21.................................................        575     577,477
Occidental Petroleum Corp.
            2.700%, 02/15/23.................................................      2,352   2,369,966
Omnicom Group, Inc. / Omnicom Capital, Inc.
            3.625%, 05/01/22.................................................      6,335   6,568,404
ONEOK, Inc.
            4.250%, 02/01/22.................................................      3,000   3,118,174
Oracle Corp.
            1.900%, 09/15/21.................................................      8,600   8,618,385
            2.500%, 05/15/22.................................................      3,000   3,045,080
#           2.500%, 10/15/22.................................................      2,000   2,036,731
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
(Omega)     3.375%, 02/01/22.................................................      1,605   1,640,982
(Omega)     4.875%, 07/11/22.................................................      1,455   1,553,843
(Omega)     4.250%, 01/17/23.................................................        822     870,086
PepsiCo, Inc.
#           2.250%, 05/02/22.................................................        710     718,547
Pfizer, Inc.
            0.250%, 03/06/22................................................. EUR  4,000   4,504,615
Philip Morris International, Inc.
#           2.375%, 08/17/22.................................................        200     201,954
Phillips 66
            4.300%, 04/01/22.................................................        990   1,046,047

                                                                                                    FACE
                                                                                                   AMOUNT^   VALUE+
                                                                                                   ------- ----------
                                                                                                    (000)
UNITED STATES -- (Continued)
Principal Financial Group, Inc.
    3.300%, 09/15/22..........................................................................      1,416  $1,462,112
    3.125%, 05/15/23..........................................................................        890     918,769
Procter & Gamble Co. (The)
    2.000%, 08/16/22.......................................................................... EUR  1,000   1,185,075
Progress Energy, Inc.
#   4.400%, 01/15/21..........................................................................      2,150   2,198,702
Prudential Financial, Inc.
    5.375%, 06/21/20..........................................................................      3,000   3,068,425
QUALCOMM, Inc.
    2.250%, 05/20/20..........................................................................      3,000   3,002,435
#   2.600%, 01/30/23..........................................................................      6,690   6,820,830
Quest Diagnostics, Inc.
    2.500%, 03/30/20..........................................................................      3,630   3,633,627
Regions Financial Corp.
#   2.750%, 08/14/22..........................................................................      2,750   2,801,425
Reinsurance Group of America, Inc.
#   4.700%, 09/15/23..........................................................................      4,600   5,009,095
Ryder System, Inc.
    3.400%, 03/01/23..........................................................................      1,200   1,240,313
Sempra Energy
    2.850%, 11/15/20..........................................................................      5,000   5,033,489
    4.050%, 12/01/23..........................................................................        735     778,100
Sherwin-Williams Co. (The)
    2.750%, 06/01/22..........................................................................      1,913   1,947,648
Southern Power Co.
    2.500%, 12/15/21..........................................................................        539     543,486
Southwest Airlines Co.
    2.750%, 11/06/19..........................................................................        426     426,011
Spirit AeroSystems, Inc.
    3.950%, 06/15/23..........................................................................        500     517,459
State Street Corp.
#   4.375%, 03/07/21..........................................................................      2,000   2,065,359
Stryker Corp.
    2.625%, 03/15/21..........................................................................      2,378   2,400,487
Sunoco Logistics Partners Operations L.P.
#   3.450%, 01/15/23..........................................................................        740     756,024
SunTrust Banks, Inc.
    2.900%, 03/03/21..........................................................................      3,000   3,033,865
Sysco Corp.
    2.600%, 10/01/20..........................................................................      3,970   3,993,648
Thermo Fisher Scientific, Inc.
    3.000%, 04/15/23..........................................................................      1,200   1,238,752
Tupperware Brands Corp.
    4.750%, 06/01/21..........................................................................      1,950   1,955,738
Tyson Foods, Inc.
    4.500%, 06/15/22..........................................................................      2,000   2,117,994
United Parcel Service, Inc.
#   2.450%, 10/01/22..........................................................................        300     305,042
UnitedHealth Group, Inc.
    2.300%, 12/15/19..........................................................................        815     815,399
    2.700%, 07/15/20..........................................................................        439     441,667

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CONTINUED


                                                                             FACE
                                                                            AMOUNT^     VALUE+
                                                                            ------- --------------
                                                                             (000)
UNITED STATES -- (Continued)
      2.125%, 03/15/21.................................................      2,000  $    2,008,056
Viacom, Inc.
      3.875%, 12/15/21.................................................      2,740       2,836,073
Walgreen Co.
      3.100%, 09/15/22.................................................      1,500       1,547,690
Walgreens Boots Alliance, Inc.
      2.700%, 11/18/19.................................................      2,000       2,000,425
      3.300%, 11/18/21.................................................        500         511,131
Walmart, Inc.
(r)   2.389%, 06/23/21.................................................      4,880       4,895,797
Wells Fargo & Co.
      2.150%, 01/30/20.................................................      1,500       1,500,809
      2.094%, 04/25/22................................................. CAD  1,000         755,668
Wells Fargo Bank NA
(r)   2.463%, 10/22/21.................................................      8,000       8,029,272
Whirlpool Corp.
      3.700%, 03/01/23.................................................      2,170       2,260,389
Williams Cos., Inc. (The)
      3.700%, 01/15/23.................................................      1,190       1,231,629
Zimmer Biomet Holdings, Inc.
      3.150%, 04/01/22.................................................        950         969,750
Zoetis, Inc.
      3.250%, 02/01/23.................................................      2,976       3,074,039
                                                                                    --------------
TOTAL UNITED STATES....................................................                596,233,158
                                                                                    --------------
TOTAL BONDS............................................................              1,278,840,535
                                                                                    --------------
U.S. TREASURY OBLIGATIONS -- (13.2%)
Treasury Inflation Protected Security
~     0.125%, 04/15/20.................................................     32,319      32,147,325

                                                                            FACE
                                                                           AMOUNT^      VALUE+
                                                                          --------- --------------
                                                                            (000)
U.S. Treasury Notes
(r)   1.776%, 04/30/21.................................................      52,500 $   52,432,573
(r)   1.857%, 07/31/21.................................................     116,000    115,982,308
                                                                                    --------------
TOTAL U.S. TREASURY OBLIGATIONS                                                        200,562,206
                                                                                    --------------
AGENCY OBLIGATIONS -- (0.5%)
Federal National Mortgage Association
      1.500%, 06/22/20.................................................       6,000      5,995,473
Tennessee Valley Authority
      3.875%, 02/15/21.................................................       2,000      2,055,720
                                                                                    --------------
TOTAL AGENCY OBLIGATIONS...............................................                  8,051,193
                                                                                    --------------
TOTAL INVESTMENT SECURITIES
(Cost $1,479,827,602)..................................................              1,487,453,934
                                                                                    --------------
                                                                           SHARES
                                                                          ---------
SECURITIES LENDING COLLATERAL -- (2.4%)
@(S)  The DFA Short Term
      Investment Fund..................................................   3,195,024     36,969,628
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
(Cost $1,516,793,131)..................................................             $1,524,423,562
                                                                                    ==============

As of October 31, 2019, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                    UNREALIZED
                                                                     FOREIGN
                                                                     EXCHANGE
                                                       SETTLEMENT  APPRECIATION
   CURRENCY PURCHASED  CURRENCY SOLD    COUNTERPARTY      DATE    (DEPRECIATION)
   ------------------   -------------- ---------------- ---------- -------------
   EUR     8,202,349   USD  9,146,026 Citibank, N.A.    12/27/19   $    36,562
   USD     7,473,003   CAD  9,762,657 Citibank, N.A.    01/02/20        57,839
                                                                   -----------
   TOTAL APPRECIATION                                              $    94,401

   USD    87,047,282   EUR 79,399,433 Citibank, N.A.    12/27/19   $(1,840,950)
   USD    28,326,552   EUR 25,832,120 Citibank, N.A.    12/30/19      (599,604)
   USD    35,839,593   CAD 47,634,998 Citibank, N.A.    01/02/20      (341,268)
   USD    32,378,492   EUR 29,363,253 Barclays Capital  01/03/20      (512,221)
   USD    84,162,151   EUR 75,240,118 Barclays Capital  01/16/20      (188,941)

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                                                    UNREALIZED
                                                                     FOREIGN
                                                                     EXCHANGE
                                                       SETTLEMENT  APPRECIATION
    CURRENCY PURCHASED   CURRENCY SOLD   COUNTERPARTY     DATE    (DEPRECIATION)
    ------------------  --------------- -------------- ---------- --------------
    USD    39,831,909   SEK 383,128,192 Citibank, N.A.  01/17/20   $   (21,773)
                                                                   -----------
    TOTAL (DEPRECIATION)                                           $(3,504,757)
                                                                   -----------
    Total Appreciation
    (Depreciation)                                                 $(3,410,356)
                                                                   ===========

As of October 31, 2019, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                 PAYMENTS    PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                   MADE      RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
 COUNTERPARTY    BY FUND     BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
 ------------   --------     -------- --------- -------------- ---------- -------- -------- -----------  --------------
Bank of
  America
  Corp.........  1.633%Fixed   CPI    Maturity  USD 27,000,000  04/14/21     --       --    $   434,381   $   434,381
Bank of
  America
  Corp.........  1.525%Fixed   CPI    Maturity  USD 43,000,000  08/31/21     --       --        692,735       692,735
Bank of
  America
  Corp.........  1.435%Fixed   CPI    Maturity  USD 30,000,000  10/30/20     --       --        550,276       550,276
Bank of
  America
  Corp.........  1.244%        CPI    Maturity  USD 30,000,000  09/05/20     --       --         80,287        80,287
Citibank, N.A..  1.849%Fixed   CPI    Maturity  USD 20,000,000  10/27/21     --       --         26,111        26,111
Citibank, N.A..  1.788%Fixed   CPI    Maturity  USD 30,000,000  03/08/20     --       --         55,218        55,218
Citibank, N.A..  1.695%Fixed   CPI    Maturity  USD 42,000,000  02/21/20     --       --         74,164        74,164
Citibank, N.A..  1.683%Fixed   CPI    Maturity  USD 22,000,000  02/28/20     --       --         56,618        56,618
Citibank, N.A..  1.655%Fixed   CPI    Maturity  USD 40,000,000  07/20/20     --       --        566,546       566,546
Citibank, N.A..  1.623%Fixed   CPI    Maturity  USD 38,000,000  06/20/20     --       --        686,615       686,615
Citibank, N.A..  1.350%        CPI    Maturity  USD 43,000,000  08/07/20     --       --         42,640        42,640
Citibank, N.A..  1.350%        CPI    Maturity  USD 48,000,000  10/09/20     --       --         34,141        34,141
Deutsche
  Bank AG,
  London
  Branch.......  1.860%Fixed   CPI    Maturity  USD 60,000,000  06/30/20     --       --        193,801       193,801
                                                                                            -----------   -----------
TOTAL APPRECIATION..........                                                                $ 3,493,533   $ 3,493,533
Bank of
  America
  Corp.........  2.340%Fixed   CPI    Maturity  USD 21,000,000  09/26/23     --       --       (811,355)     (811,355)
Bank of
  America
  Corp.........  2.282%Fixed   CPI    Maturity  USD 40,000,000  02/08/20     --       --       (343,971)     (343,971)
Bank of
  America
  Corp.........  2.254%Fixed   CPI    Maturity  USD 30,000,000  10/24/23     --       --     (1,008,875)   (1,008,875)
Bank of
  America
  Corp.........  2.228%Fixed   CPI    Maturity  USD 26,000,000  03/12/22     --       --       (585,303)     (585,303)
Bank of
  America
  Corp.........  2.225%Fixed   CPI    Maturity  USD 29,000,000  03/01/20     --       --       (213,122)     (213,122)
Bank of
  America
  Corp.........  2.208%Fixed   CPI    Maturity  USD 26,000,000  02/01/23     --       --       (689,337)     (689,337)
Bank of
  America
  Corp.........  1.769%Fixed   CPI    Maturity  USD 26,000,000  05/30/20     --       --         (5,052)       (5,052)
Citibank, N.A..  2.318%Fixed   CPI    Maturity  USD 24,000,000  07/05/22     --       --       (694,034)     (694,034)
Citibank, N.A..  2.196%Fixed   CPI    Maturity  USD 24,000,000  05/31/23     --       --       (683,298)     (683,298)
Citibank, N.A..  2.190%Fixed   CPI    Maturity  USD 23,000,000  08/13/21     --       --       (436,446)     (436,446)
Citibank, N.A..  2.182%Fixed   CPI    Maturity  USD 23,000,000  01/19/23     --       --       (564,884)     (564,884)
Citibank, N.A..  2.149%Fixed   CPI    Maturity  USD 38,000,000  01/23/21     --       --       (408,991)     (408,991)
Citibank, N.A..  2.144%Fixed   CPI    Maturity  USD 44,000,000  01/11/21     --       --       (466,227)     (466,227)
Citibank, N.A..  2.041%Fixed   CPI    Maturity  USD 24,000,000  10/17/22     --       --       (274,462)     (274,462)
Citibank, N.A..  2.036%Fixed   CPI    Maturity  USD 36,000,000  11/21/22     --       --       (544,573)     (544,573)

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                 PAYMENTS    PAYMENTS                                     UPFRONT  UPFRONT                  UNREALIZED
                   MADE      RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET      APPRECIATION
COUNTERPARTY     BY FUND     BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE      (DEPRECIATION)
------------    --------     -------- --------- -------------- ---------- -------- -------- ------------  --------------
Citibank, N.A..  2.009%Fixed   CPI    Maturity  USD 42,000,000  10/23/22     --       --    $   (424,626)  $   (424,626)
Citibank, N.A..  1.998%Fixed   CPI    Maturity  USD 23,000,000  12/10/23     --       --        (476,339)      (476,339)
Citibank, N.A..  1.879%Fixed   CPI    Maturity  USD 54,000,000  07/26/21     --       --         (14,864)       (14,864)
Deutsche
  Bank AG......  2.333%Fixed   CPI    Maturity  USD 40,000,000  07/11/21     --       --        (863,569)      (863,569)
Deutsche
  Bank AG......  2.289%Fixed   CPI    Maturity  USD 33,000,000  06/13/22     --       --        (883,959)      (883,959)
Deutsche
  Bank AG......  2.235%Fixed   CPI    Maturity  USD 38,000,000  05/02/22     --       --        (978,557)      (978,557)
Deutsche
  Bank AG......  2.208%Fixed   CPI    Maturity  USD 20,000,000  04/05/23     --       --        (600,071)      (600,071)
Deutsche
  Bank AG......  2.203%Fixed   CPI    Maturity  USD 31,000,000  10/25/22     --       --        (791,521)      (791,521)
Deutsche
  Bank AG......  2.193%Fixed   CPI    Maturity  USD 40,000,000  03/08/21     --       --        (559,072)      (559,072)
Deutsche
  Bank AG......  2.128%Fixed   CPI    Maturity  USD 34,000,000  11/15/22     --       --        (762,123)      (762,123)
Deutsche
  Bank AG......  2.125%Fixed   CPI    Maturity  USD 20,000,000  01/04/23     --       --        (417,282)      (417,282)
Deutsche
  Bank AG......  2.035%Fixed   CPI    Maturity  USD 22,000,000  12/11/22     --       --        (359,971)      (359,971)
Deutsche
  Bank AG......  1.938%Fixed   CPI    Maturity  USD 25,000,000  09/08/22     --       --        (146,333)      (146,333)
Deutsche
  Bank AG,
  London
  Branch.......  2.145%Fixed   CPI    Maturity  USD 25,000,000  03/17/20     --       --        (163,399)      (163,399)
Deutsche
  Bank AG,
  London
  Branch.......  2.135%Fixed   CPI    Maturity  USD 30,000,000  04/05/21     --       --        (455,816)      (455,816)
Deutsche
  Bank AG,
  London
  Branch.......  1.990%Fixed   CPI    Maturity  USD 45,000,000  06/05/22     --       --        (468,764)      (468,764)
Deutsche
  Bank AG,
  London
  Branch.......  1.983%Fixed   CPI    Maturity  USD 32,000,000  05/12/22     --       --        (393,207)      (393,207)
                                                                                            ------------   ------------
Total (Depreciation)........                                                                $(16,489,403)  $(16,489,403)
                                                                                            ============   ============
Total Appreciation
(Depreciation)..............                                                                $(12,995,870)  $(12,995,870)
                                                                                            ============   ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -------------------------------------------
                                                        LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                                        -------- ------------ -------- ------------
Bonds..................................................
   Australia...........................................       -- $ 48,177,132       -- $ 48,177,132
   Belgium.............................................       --   17,423,295       --   17,423,295
   Canada..............................................       --  116,181,873       --  116,181,873
   Denmark.............................................       --    3,018,098       --    3,018,098
   Finland.............................................       --   12,371,241       --   12,371,241
   France..............................................       --   43,371,632       --   43,371,632
   Germany.............................................       --   83,691,563       --   83,691,563
   Italy...............................................       --    2,532,538       --    2,532,538

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED


                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ------------------------------------------------
                                           LEVEL 1      LEVEL 2     LEVEL 3       TOTAL
                                           -------- --------------  -------- --------------
   Japan..................................       -- $   87,024,291        -- $   87,024,291
   Netherlands............................       --     66,223,831        --     66,223,831
   Spain..................................       --     17,826,039        --     17,826,039
   Supranational Organization Obligations.       --     58,197,372        --     58,197,372
   Sweden.................................       --     62,343,649        --     62,343,649
   Switzerland............................       --     10,197,754        --     10,197,754
   United Kingdom.........................       --     54,027,069        --     54,027,069
   United States..........................       --    596,233,158        --    596,233,158
Agency Obligations........................       --      8,051,193        --      8,051,193
U.S. Treasury Obligations.................       --    200,562,206        --    200,562,206
Securities Lending Collateral.............       --     36,969,628        --     36,969,628
Forward Currency Contracts**..............       --     (3,410,356)       --     (3,410,356)
Swap Agreements**.........................       --    (12,995,870)       --    (12,995,870)
                                           -------- --------------  -------- --------------
TOTAL.....................................       -- $1,508,017,336        -- $1,508,017,336
                                           ======== ==============  ======== ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      DFA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
     5.000%, 08/01/20..................................................    2,250  $ 2,313,922
     5.000%, 08/01/23..................................................    2,200    2,506,306
                                                                                  -----------
TOTAL ALABAMA..........................................................             4,820,228
                                                                                  -----------
ALASKA -- (0.5%)
City of Anchorage (GO)
Series D...............................................................
     5.000%, 09/01/23..................................................    2,585    2,951,579
Municipality of Anchorage
(GO) Series B..........................................................
     5.000%, 09/01/21..................................................      900      962,217
     5.000%, 09/01/23..................................................      600      685,086
                                                                                  -----------
TOTAL ALASKA...........................................................             4,598,882
                                                                                  -----------
ARIZONA -- (0.6%)
City of Phoenix (GO)
     4.000%, 07/01/20..................................................    1,500    1,528,245
     5.000%, 07/01/20..................................................      875      897,190
City of Tempe (GO) Series C
     4.000%, 07/01/22..................................................    1,400    1,505,154
Maricopa County High School District No. 210-Phoenix (GO)
     3.000%, 07/01/23..................................................      650      691,918
Scottsdale Municipal Property Corp. (RB) Series A
     3.000%, 07/01/21..................................................      805      829,786
                                                                                  -----------
TOTAL ARIZONA..........................................................             5,452,293
                                                                                  -----------
ARKANSAS -- (1.2%)
Arkansas State (GO)
     5.000%, 04/01/21..................................................    2,600    2,740,530
     5.000%, 10/01/21..................................................    7,195    7,721,962
                                                                                  -----------
TOTAL ARKANSAS.........................................................            10,462,492
                                                                                  -----------
CALIFORNIA -- (2.5%)
California State (GO)
     5.000%, 08/01/26..................................................    9,000   11,150,280
     3.500%, 08/01/27..................................................    1,500    1,731,615
     5.000%, 08/01/27..................................................    4,000    5,056,560
California State (GO) Series B
     5.000%, 09/01/25..................................................    3,140    3,811,269
                                                                                  -----------
TOTAL CALIFORNIA.......................................................            21,749,724
                                                                                  -----------

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
COLORADO -- (1.1%)
City of Colorado Springs CO Utilities System Revenue (RB) Series A-1
     5.000%, 11/15/26..................................................    3,000  $ 3,734,700
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
Series B
     5.000%, 12/01/24..................................................      900    1,067,445
El Paso County School District No. 20 Academy (GO) (ST AID WITHHLDG)
     5.000%, 12/15/21..................................................    1,240    1,339,944
Jefferson County School District R-1 (GO) (ST AID WITHHLDG) Series 1
     5.250%, 12/15/24..................................................    1,000    1,199,180
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
     4.000%, 12/01/23..................................................    2,425    2,694,151
                                                                                  -----------
TOTAL COLORADO.........................................................            10,035,420
                                                                                  -----------
CONNECTICUT -- (0.2%)
City of Danbury (GO) (BAN)
     3.000%, 07/16/20..................................................    2,000    2,026,580
                                                                                  -----------
DELAWARE -- (0.5%)
New Castle County (GO)
     5.000%, 10/01/23..................................................    2,275    2,611,882
New Castle County (GO) Series B
     5.000%, 07/15/22..................................................    1,450    1,600,075
                                                                                  -----------
TOTAL DELAWARE.........................................................             4,211,957
                                                                                  -----------
DISTRICT OF COLUMBIA -- (1.4%)
District of Columbia (GO) Series A
     5.000%, 06/01/20..................................................    1,900    1,942,009
District of Columbia (GO) Series E
     5.000%, 06/01/21..................................................    2,550    2,702,771
     5.000%, 06/01/26..................................................    1,875    2,312,625
Washington Metropolitan Area Transit Authority (RB) Series A-1
     5.000%, 07/01/27..................................................    4,535    5,696,232
                                                                                  -----------
TOTAL DISTRICT OF COLUMBIA.......................................................  12,653,637
                                                                                  -----------

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
FLORIDA -- (2.6%)
Florida Department of Environmental Protection (RB) Series A
    5.000%, 07/01/26.................................................          5,000  $ 6,136,050
Florida State (GO) Series A
    5.000%, 07/01/21.................................................          2,000    2,127,120
    5.000%, 06/01/23.................................................            700      794,073
    5.000%, 07/01/24.................................................            500      585,890
Florida State (GO) Series B
    5.000%, 06/01/20.................................................          3,300    3,373,359
    5.000%, 06/01/23.................................................            650      737,354
Florida State Board of Education (GO) Series B
    5.000%, 06/01/25.................................................          3,000    3,605,220
Miami-Dade County (GO) Series A
    5.000%, 07/01/26.................................................          1,810    2,231,603
Miami-Dade County (GO) Series D
    5.000%, 07/01/20.................................................          3,520    3,608,352
                                                                                      -----------
TOTAL FLORIDA........................................................                  23,199,021
                                                                                      -----------
GEORGIA -- (3.5%)
Cobb County (GO)
    5.000%, 01/01/22.................................................          2,335    2,528,128
Fulton County (RN)
    2.500%, 12/31/19.................................................          5,000    5,011,400
Georgia State (GO) Series A
    5.000%, 07/01/26.................................................          1,200    1,487,280
~   5.000%, 07/01/27.................................................          8,000   10,141,280
Georgia State (GO) Series C
    5.000%, 10/01/21.................................................          2,490    2,672,865
Georgia State (GO) Series C-1
    5.000%, 07/01/23.................................................          3,000    3,414,540
    5.000%, 07/01/24.................................................          3,200    3,756,064
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
    5.000%, 10/01/23.................................................          1,580    1,812,671
                                                                                      -----------
TOTAL GEORGIA........................................................                  30,824,228
                                                                                      -----------
HAWAII -- (0.9%)
City & County of Honolulu (GO) Series B
    5.000%, 10/01/23.................................................          2,150    2,463,943
    5.000%, 10/01/25.................................................            450      545,463
Hawaii State (GO) Series EF
    5.000%, 11/01/22.................................................            300      333,846
Hawaii State (GO) Series EH-2017
    5.000%, 08/01/23.................................................            970    1,105,819

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
HAWAII -- (Continued)
Hawaii State (GO) Series FK
    5.000%, 05/01/23.................................................          1,800  $ 2,035,818
Hawaii State (GO) (ETM) Series EH
    5.000%, 08/01/23.................................................          1,225    1,397,701
Hawaii State (GO) (ETM) Series EH- 2017
    5.000%, 08/01/23.................................................            305      347,999
                                                                                      -----------
TOTAL HAWAII.........................................................                   8,230,589
                                                                                      -----------
KANSAS -- (1.4%)
City of Lenexa (GO) Series A
    5.000%, 09/01/21.................................................            600      642,042
City of Lenexa (GO) Series B
    5.000%, 09/01/20.................................................          1,610    1,661,134
City of Merriam (GO)
    5.000%, 10/01/25.................................................            200      242,936
City of Wichita (GO) Series A
    5.000%, 12/01/20.................................................          3,000    3,124,020
Johnson County (GO) Series B
    5.000%, 09/01/22.................................................          1,405    1,555,813
Johnson County Unified School District No. 229 Blue Valley (GO) Series A
    5.000%, 10/01/26.................................................          1,500    1,866,645
Kansas State Department of Transportation (RB) Series A
    5.000%, 09/01/27.................................................          1,000    1,264,740
Kansas State Department of Transportation (RB) Series B
    5.000%, 09/01/20.................................................          1,975    2,037,548
                                                                                      -----------
TOTAL KANSAS.........................................................                  12,394,878
                                                                                      -----------
KENTUCKY -- (0.7%)
Louisville & Jefferson County (GO) Series A
    5.000%, 12/01/25.................................................          3,800    4,613,542
Louisville/Jefferson County Metropolitan Government (GO) Series A
    5.000%, 12/01/22.................................................          1,500    1,672,335
                                                                                      -----------
TOTAL KENTUCKY.......................................................                   6,285,877
                                                                                      -----------
LOUISIANA -- (0.2%)
Louisiana State (GO) Series C
    5.000%, 07/15/22.................................................            250      275,170
    5.000%, 08/01/23.................................................          1,100    1,247,961

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CONTINUED


                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
LOUISIANA -- (Continued)
Louisiana State (GO) Series D-2
    5.000%, 12/01/21.................................................        600  $   646,476
                                                                                  -----------
TOTAL LOUISIANA......................................................               2,169,607
                                                                                  -----------
MAINE -- (0.1%)
Maine State (GO) Series B
    5.000%, 06/01/23.................................................        495      560,969
                                                                                  -----------
MARYLAND -- (9.4%)
Anne County Arundel (GO)
    5.000%, 04/01/23.................................................      4,000    4,513,360
Baltimore County (GO)
    4.000%, 03/19/20.................................................      6,800    6,875,140
    5.000%, 08/01/21.................................................        500      533,450
    3.000%, 11/01/24.................................................      5,015    5,446,842
City of Baltimore (GO) Series B
    5.000%, 10/15/22.................................................        645      716,331
City of Frederick (GO) Series C
    5.000%, 03/01/27.................................................      3,100    3,877,945
Harford County (GO) Series A
    5.000%, 09/15/20.................................................        900      929,925
Howard County (GO) Series A
    5.000%, 02/15/28.................................................      3,000    3,839,310
Howard County (GO) Series D
    5.000%, 02/15/24.................................................      4,000    4,634,720
    5.000%, 02/15/25.................................................      8,390   10,009,354
Maryland State (GO) Series A
    5.000%, 03/15/28.................................................      7,000    8,974,420
Maryland State (GO) Series B
    4.000%, 08/01/23.................................................      1,785    1,970,461
    5.000%, 08/01/26.................................................      5,500    6,806,030
    5.000%, 08/01/26.................................................      1,000    1,237,460
    5.000%, 08/01/27.................................................        325      411,118
Maryland State (GO) Series C
    5.000%, 08/01/20.................................................      2,000    2,058,100
Montgomery County (GO) Series C
    5.000%, 10/01/27.................................................      6,655    8,448,988
Montgomery County (GO) Series D
    3.000%, 11/01/23.................................................      2,000    2,141,660
Washington Suburban Sanitary Commission (RB)
    4.000%, 06/01/20.................................................      2,600    2,642,172
    5.000%, 06/01/24.................................................      4,325    5,055,536
    3.000%, 06/01/26.................................................      2,080    2,287,459
                                                                                  -----------
TOTAL MARYLAND.......................................................              83,409,781
                                                                                  -----------

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
MASSACHUSETTS -- (4.0%)
City of Boston (GO) Series A
    5.000%, 03/01/20.................................................      1,200  $ 1,215,120
City of Boston (GO) Series B
    5.000%, 04/01/24.................................................      3,500    4,075,890
Commonwealth of Massachusetts (GO) Series A
    4.000%, 04/23/20.................................................      2,000    2,026,880
Commonwealth of Massachusetts (GO) Series B
    4.000%, 05/21/20.................................................      3,000    3,046,860
    5.250%, 08/01/21.................................................        500      535,600
Commonwealth of Massachusetts (GO) Series C
    5.000%, 04/01/23.................................................      4,000    4,510,520
    5.000%, 08/01/24.................................................      1,360    1,596,831
Commonwealth of Massachusetts (GO) Series E
    5.000%, 11/01/27.................................................      1,000    1,269,260
Massachusetts Clean Water Trust (The) (RB)
    5.000%, 08/01/20.................................................        400      411,456
Massachusetts School Building Authority (RB) (ETM) Series A
    5.000%, 11/15/25.................................................      3,240    3,939,451
Massachusetts Water Resources Authority (RB) (AGM) Series B
    5.250%, 08/01/28.................................................      9,000   11,771,100
Town of Lexington (GO)
    4.000%, 02/15/27.................................................      1,000    1,187,500
                                                                                  -----------
TOTAL MASSACHUSETTS..................................................              35,586,468
                                                                                  -----------
MICHIGAN -- (0.6%)
Michigan State (GO)
    5.000%, 11/01/19.................................................        700      700,000
Michigan State (GO) Series A
    5.000%, 05/01/23.................................................      2,425    2,744,494
    5.000%, 05/01/25.................................................      1,500    1,800,225
                                                                                  -----------
TOTAL MICHIGAN.......................................................               5,244,719
                                                                                  -----------
MINNESOTA -- (3.7%)
Hennepin County (GO) Series C
    5.000%, 12/01/28.................................................      1,150    1,495,943

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CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
MINNESOTA -- (Continued)
Metropolitan Council (GO) Series A
    5.000%, 03/01/20.................................................            955  $   967,033
Metropolitan Council (GO) Series C
    5.000%, 03/01/24.................................................          6,250    7,254,312
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series B
    5.000%, 02/01/28.................................................          2,590    3,309,606
Minnesota State (GO) Series A
    5.000%, 08/01/21.................................................          1,330    1,418,977
    5.000%, 08/01/25.................................................          7,000    8,463,840
~   5.000%, 08/01/28.................................................          6,000    7,764,720
Minnesota State (GO) Series D
    5.000%, 08/01/21.................................................            700      746,830
Saint Paul Public Library Agency (GO) Series C
    5.000%, 03/01/20.................................................            900      911,277
                                                                                      -----------
TOTAL MINNESOTA......................................................                  32,332,538
                                                                                      -----------
MISSISSIPPI -- (0.3%)
Madison County School District (GO)
    3.500%, 12/01/19.................................................            350      350,616
Mississippi State (GO) Series B
    5.000%, 11/01/20.................................................            600      622,770
Mississippi State (GO) Series C
    5.000%, 10/01/20.................................................          1,565    1,619,415
                                                                                      -----------
TOTAL MISSISSIPPI....................................................                   2,592,801
                                                                                      -----------
MISSOURI -- (0.6%)
Columbia School District (GO) Series B
    5.000%, 03/01/23.................................................          2,500    2,809,775
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
    4.000%, 03/01/26.................................................          1,845    2,135,754
                                                                                      -----------
TOTAL MISSOURI.......................................................                   4,945,529
                                                                                      -----------
NEBRASKA -- (1.2%)
Douglas County School District No. 17 (GO)
    4.000%, 12/15/26.................................................          3,000    3,536,790
Omaha School District (GO)
    5.000%, 12/15/25.................................................          1,345    1,641,532

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
NEBRASKA -- (Continued)
    5.000%, 12/15/26.................................................          3,975  $ 4,961,039
                                                                                      -----------
TOTAL NEBRASKA.......................................................                  10,139,361
                                                                                      -----------
NEVADA -- (3.2%)
City of Henderson NV (GO)
    5.000%, 06/01/21.................................................            600      636,042
Clark County (GO) Series B
    5.000%, 11/01/24.................................................          8,665   10,220,368
Nevada State (GO) Series D
    5.000%, 04/01/25.................................................         11,625   13,885,481
Nevada State (GO) Series D1
    5.000%, 03/01/22.................................................          2,000    2,176,360
Washoe County School District (GO) Series F
    5.000%, 06/01/21.................................................            900      951,444
                                                                                      -----------
TOTAL NEVADA.........................................................                  27,869,695
                                                                                      -----------
NEW HAMPSHIRE -- (0.3%)
City of Dover (GO) Series C
    5.000%, 07/01/20.................................................            220      225,579
City of Nashua (GO)
    4.000%, 07/15/24.................................................          2,000    2,255,160
                                                                                      -----------
TOTAL NEW HAMPSHIRE..................................................                   2,480,739
                                                                                      -----------
NEW JERSEY -- (0.3%)
City of Hoboken (GO)
    3.000%, 02/01/27.................................................          1,000    1,090,320
Township of Parsippany-Troy Hills (GO) Series ABCD
    2.000%, 09/15/21.................................................          1,515    1,539,240
                                                                                      -----------
TOTAL NEW JERSEY.....................................................                   2,629,560
                                                                                      -----------
NEW MEXICO -- (1.6%)
New Mexico State (GO)
    5.000%, 03/01/21.................................................          2,105    2,210,650
New Mexico State Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/27.................................................          2,570    3,225,967
New Mexico State Severance Tax Permanent Fund (RB) Series B
    4.000%, 07/01/20.................................................          2,000    2,037,380
New Mexico State Severance Tax Permanent Fund (RB) Series D
    5.000%, 07/01/26.................................................          5,580    6,851,793
                                                                                      -----------
TOTAL NEW MEXICO.....................................................                  14,325,790
                                                                                      -----------

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CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
NEW YORK -- (6.2%)
City of New York (GO) Series A-1
    3.000%, 08/01/20.................................................          2,615  $ 2,651,192
    4.000%, 08/01/20.................................................          2,220    2,267,064
City of New York (GO) Series C
    5.000%, 08/01/26.................................................            500      615,465
    5.000%, 08/01/26.................................................          3,650    4,492,894
City of New York (GO) Series E
    5.000%, 08/01/26.................................................          3,825    4,708,307
City of New York (GO) Series J
    5.000%, 08/01/22.................................................            650      717,229
New York State Dormitory Authority (RB) Series A
    5.000%, 02/15/25.................................................            500      596,540
New York State Dormitory Authority (RB) Series B
    5.000%, 02/15/22.................................................          2,500    2,718,200
    5.000%, 02/15/24.................................................            700      812,070
New York State Dormitory Authority (RB) Series C
    5.000%, 03/15/27.................................................         14,000   17,586,800
New York State Dormitory Authority (RB) Series E-GROUP 1
    5.000%, 03/15/27.................................................          7,000    8,793,400
New York State Urban Development Corp. (RB) Series A
    5.000%, 03/15/26.................................................          6,890    8,452,239
Riverhead Central School District (GO) (ST AID WITHHLDG)
    2.000%, 10/15/22.................................................            700      716,961
                                                                                      -----------
TOTAL NEW YORK.......................................................                  55,128,361
                                                                                      -----------
NORTH CAROLINA -- (5.6%)
City of Charlotte Water & Sewer System Revenue (RB)
    5.000%, 07/01/21.................................................          1,800    1,915,020
Forsyth County (GO)
    4.000%, 12/01/21.................................................          1,500    1,588,725
Gaston County (GO)
    5.000%, 02/01/26.................................................          2,500    3,048,975
Iredell County (GO) Series B
    2.500%, 02/01/24.................................................          2,285    2,400,164
Mecklenburg County (GO) Series A
    5.000%, 04/01/22.................................................          5,000    5,460,000

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
NORTH CAROLINA -- (Continued)
Mecklenburg County (GO) Series B
    5.000%, 12/01/21.................................................          6,120  $ 6,607,152
    5.000%, 12/01/26.................................................          8,430   10,544,075
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM)
  Series B
    6.000%, 01/01/22.................................................            650      716,560
North Carolina State (GO) Series C
    4.000%, 05/01/20.................................................          1,000    1,014,180
Wake County (GO)
    5.000%, 09/01/21.................................................          2,250    2,407,230
    5.000%, 09/01/24.................................................          4,000    4,716,200
Wake County (GO) Series C
    5.000%, 03/01/25.................................................          7,530    9,003,320
                                                                                      -----------
TOTAL NORTH CAROLINA.................................................                  49,421,601
                                                                                      -----------
NORTH DAKOTA -- (0.1%)
North Dakota State University of Agriculture & Applied Science (RB)
  Series A
    5.000%, 04/01/21.................................................            545      573,356
                                                                                      -----------
OHIO -- (5.7%)
City of Columbus (GO) Series 1
    5.000%, 07/01/21.................................................          2,775    2,949,964
City of Columbus (GO) Series 2017-1
    4.000%, 04/01/27.................................................          4,205    4,965,306
City of Columbus (GO) Series A
    5.000%, 02/15/20.................................................            650      656,975
    2.000%, 08/15/22.................................................          2,000    2,045,440
    4.000%, 08/15/25.................................................          3,500    4,031,125
City of Columbus (GO) Series A
    4.000%, 04/01/24.................................................          4,000    4,479,440
Columbus City School District (GO) Series A
    5.000%, 12/01/21.................................................          1,595    1,720,255
Franklin County (GO)
    5.000%, 06/01/21.................................................          1,830    1,940,532
Ohio State (GO) Series A
    4.000%, 03/01/21.................................................          1,475    1,530,696
    5.000%, 09/15/25.................................................          1,950    2,369,425
    5.000%, 09/01/28.................................................          2,500    3,226,500
Ohio State (GO) Series B
    5.000%, 08/01/20.................................................            650      668,564
    5.000%, 09/01/27.................................................          9,300   11,754,177

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CONTINUED


                                                                                                      FACE
                                                                                                     AMOUNT^   VALUE+
                                                                                                     ------- -----------
                                                                                                      (000)
OHIO -- (Continued)
            5.000%, 09/15/27................................................................          3,500  $ 4,427,255
Ohio Water Development Authority (RB) Series A
(Currency)  5.000%, 12/01/26 (Pre-refunded @ $100, 12/1/19).................................          1,850    1,855,402
Upper Arlington City School District (GO) Series A
            5.000%, 12/01/26................................................................          1,530    1,906,671
                                                                                                             -----------
TOTAL OHIO..................................................................................                  50,527,727
                                                                                                             -----------
OREGON -- (1.2%)
City of Portland Sewer System Revenue (RB) Series A
            5.000%, 10/01/23................................................................          3,570    4,088,328
Multnomah County School District No. 1 Portland (GO) (SCH BD GTY) Series B
            5.000%, 06/15/23................................................................          1,005    1,141,861
Oregon State (GO) Series A
            5.000%, 05/01/20................................................................          1,800    1,834,056
            5.000%, 05/01/21................................................................            800      845,664
Oregon State (GO) Series G
            5.000%, 12/01/22................................................................          2,050    2,285,525
                                                                                                             -----------
TOTAL OREGON................................................................................                  10,195,434
                                                                                                             -----------
PENNSYLVANIA -- (0.5%)
Commonwealth of Pennsylvania (GO) Series 1
            5.000%, 04/01/22................................................................          3,925    4,277,269
                                                                                                             -----------
RHODE ISLAND -- (0.4%)
Rhode Island State (GO) Series A
            5.000%, 08/01/20................................................................          1,900    1,953,979
Rhode Island State (GO) Series D
            5.000%, 08/01/22................................................................            600      662,058
Rhode State Island (GO) Series A
            5.000%, 04/01/27................................................................          1,060    1,324,247
                                                                                                             -----------
TOTAL RHODE ISLAND..........................................................................                   3,940,284
                                                                                                             -----------
SOUTH CAROLINA -- (2.5%)
Beaufort County (GO) (ST AID WITHHLDG) Series A
            4.000%, 03/01/22................................................................            640      681,491

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
SOUTH CAROLINA -- (Continued)
Beaufort County School District (GO) (SCSDE) Series A
    5.000%, 03/01/23.................................................          6,000  $ 6,743,460
Berkeley County School District (GO) (SCSDE) Series A
    5.000%, 03/01/27.................................................          2,500    3,125,400
Charleston County (GO)
    5.000%, 11/01/23.................................................          1,000    1,149,430
Charleston County School District (GO) (SCSDE) Series A
    5.000%, 02/01/21.................................................            800      838,152
Clemson University (RB) Series B
    5.000%, 05/01/25.................................................            750      898,793
Lexington & Richland School District No. 5 (GO) (SCSDE)
    5.000%, 03/01/24.................................................          2,750    3,184,363
Richland County (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/26.................................................          1,870    2,297,893
South Carolina State (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/23.................................................          3,000    3,441,780
                                                                                      -----------
TOTAL SOUTH CAROLINA.................................................                  22,360,762
                                                                                      -----------
TENNESSEE -- (3.7%)
City of Kingsport (GO) Series A
    5.000%, 09/01/21.................................................            510      545,542
Hamilton County (GO) Series B
    5.000%, 03/01/22.................................................          2,000    2,178,780
Maury County (GO) Series B
    5.000%, 04/01/20.................................................          1,205    1,223,882
Metropolitan Government of Nashville & Davidson County (GO)
    5.000%, 01/01/26.................................................          5,000    6,092,500
    4.000%, 07/01/28.................................................          1,000    1,201,620
Rutherford County (GO) Series B
    5.000%, 04/01/23.................................................          4,085    4,606,369
Shelby County (GO)
    5.000%, 04/01/25.................................................          5,000    5,983,800
Shelby County (GO) Series A
    5.000%, 04/01/20.................................................          1,500    1,523,625
    5.000%, 04/01/27.................................................          3,975    4,978,608

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CONTINUED

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
                                                                           -------
TENNESSEE -- (Continued)
Sullivan County (GO) Series A
    5.000%, 04/01/21.................................................       1,000  $ 1,053,770
Sumner County (GO)
    5.000%, 06/01/21.................................................         650      689,045
    5.000%, 12/01/21.................................................         900      970,479
Washington County (GO) Series A
    4.000%, 06/01/26.................................................       1,705    1,982,932
                                                                                   -----------
TOTAL TENNESSEE......................................................               33,030,952
                                                                                   -----------
TEXAS -- (13.9%)
City of Arlington (GO)
    5.000%, 08/15/25.................................................       1,000    1,202,980
City of Dallas Waterworks & Sewer System Revenue (RB) Series A
    5.000%, 10/01/22.................................................       9,000    9,979,920
City of Frisco (GO) Series A
    5.000%, 02/15/25.................................................       2,000    2,379,260
City of Garland (GO) Series A
    5.000%, 02/15/24.................................................         400      462,748
City of Houston (RN)
    3.000%, 06/26/20.................................................       5,000    5,059,950
City of Houston (GO) Series A
    5.000%, 03/01/20.................................................       1,515    1,533,786
    5.000%, 03/01/27.................................................       5,000    6,172,400
City of Lubbock (GO)
    5.000%, 02/15/23.................................................       4,000    4,483,720
City of San Antonio Electric & Gas Systems Revenue (RB)
    5.000%, 02/01/24.................................................       9,515   10,986,400
    5.000%, 02/01/26.................................................       2,850    3,462,494
City of Sugar Land (GO)
    5.000%, 02/15/21.................................................       1,050    1,099,025
Conroe Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/26.................................................       8,710   10,608,780
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/21.................................................         800      839,024
Dallas County Community College District (GO)
    5.000%, 02/15/21.................................................       2,155    2,260,703
El Paso Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/24.................................................       3,035    3,562,938
Frisco Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/20.................................................       2,460    2,533,529

                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
                                                                              -------
TEXAS -- (Continued)
Goose Creek Consolidated Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/27.................................................          3,000  $  3,727,890
Highland Park Independent School District (GO)
    5.000%, 02/15/23.................................................          3,120     3,498,362
Houston Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/27.................................................          5,000     6,248,350
Permanent University Fund - University of Texas System (RB) Series B
    5.250%, 07/01/28.................................................          2,610     3,417,404
Pflugerville Independent School District (GO) (PSF-GTD)
    4.000%, 08/15/20.................................................          2,000     2,044,300
Plano Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/24.................................................          2,225     2,575,037
San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.................................................          1,790     1,809,260
Texas State (RN)
    4.000%, 08/27/20.................................................          5,000     5,114,150
Texas State (GO)
~   5.000%, 10/01/23.................................................          4,200     4,816,728
Texas Transportation Commission State Highway Fund (RB)
    5.000%, 10/01/26.................................................          2,505     3,089,366
University of Texas System (The) (RB) Series J
    5.000%, 08/15/25.................................................         12,500    15,122,375
    5.000%, 08/15/26.................................................          3,850     4,762,835
Ysleta Independent School District (GO) (PSF-GTD) Series A
    5.000%, 08/15/20.................................................            460       473,749
                                                                                      ------------
TOTAL TEXAS..........................................................                  123,327,463
                                                                                      ------------
UTAH -- (1.8%)
City of American Fork (GO)
    5.000%, 05/01/26.................................................          1,165     1,421,114
Davis School District (GO) (SCH BD GTY) Series B
    5.000%, 06/01/23.................................................          1,000     1,134,770
Salt County Lake (GO)
    3.000%, 12/27/19.................................................         10,000    10,030,600

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
UTAH -- (Continued)
Tooele County School District (GO) (SCH BD GTY) Series B
    5.000%, 06/01/22.................................................            650  $   713,453
Utah State (GO)
    5.000%, 07/01/22.................................................          1,500    1,652,670
Weber School District (GO) (SCH BD GTY)
    5.000%, 06/15/21.................................................            650      690,111
                                                                                      -----------
TOTAL UTAH...........................................................                  15,642,718
                                                                                      -----------
VIRGINIA -- (6.3%)
Arlington County (GO)
    5.000%, 08/15/26.................................................          3,575    4,433,107
    5.000%, 08/15/27.................................................          4,000    5,074,320
    5.000%, 08/15/27.................................................          3,820    4,845,976
Arlington County (GO) Series B
    5.000%, 08/15/22.................................................          4,830    5,339,178
Chesterfield County (GO) (ST AID WITHHLDG) Series A
    5.000%, 01/01/22.................................................          1,735    1,878,502
City of Lynchburg (GO)
    5.000%, 02/01/26.................................................          1,930    2,364,192
City of Manassas (GO) (ST AID WITHHLDG) Series C
    5.000%, 07/01/21.................................................          1,040    1,106,633
City of Norfolk (GO) (ST AID WTHHLDG)
    5.000%, 08/01/27.................................................          2,300    2,911,386
City of Richmond (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/21.................................................            900      945,540
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
    5.000%, 07/15/20.................................................          2,200    2,259,554
    5.000%, 09/15/24.................................................          3,000    3,539,640
Fairfax County (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/23.................................................          4,775    5,476,161
    5.000%, 10/01/26.................................................          5,535    6,900,374
Loudoun County (GO) Series A
    5.000%, 12/01/21.................................................          5,000    5,399,100
Virginia Public Building Authority (RB) Series C
    5.000%, 08/01/23.................................................            600      683,304
Virginia Resources Authority (GO) Series A
    5.000%, 06/01/27.................................................          2,115    2,676,109

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
VIRGINIA -- (Continued)
Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20.................................................            200  $   207,590
                                                                                      -----------
TOTAL VIRGINIA.......................................................                  56,040,666
                                                                                      -----------
WASHINGTON -- (4.1%)
City of Marysville Water & Sewer Revenue (RB)
    5.000%, 04/01/20.................................................            175      177,742
City of Seattle Municipal Light & Power Revenue (RB) Series B
    5.000%, 04/01/24.................................................          3,000    3,489,420
City of Spokane (GO)
    5.000%, 12/01/25.................................................          1,165    1,416,698
Clark County School District No. 119 Battleground (GO) (SCH BD GTY)
    4.000%, 12/01/21.................................................            510      539,284
King & Snohomish Counties School District No. 417 Northshore (GO)
  (SCH BD GTY)
    5.000%, 12/01/19.................................................          2,825    2,833,164
King County (GO) Series A
    5.000%, 07/01/20.................................................            700      717,752
    5.000%, 12/01/25.................................................          1,830    2,230,148
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
    5.000%, 12/01/24.................................................          2,265    2,680,288
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................            925    1,032,467
North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................          2,080    2,320,323
Port of Seattle (GO)
    5.000%, 06/01/21.................................................          3,150    3,339,221
Washington State (GO) Series 2017-A
    5.000%, 08/01/26.................................................          1,480    1,828,214
Washington State (GO) Series A
    5.000%, 08/01/21.................................................            500      533,360
Washington State (GO) Series C
    5.000%, 02/01/25.................................................          1,930    2,297,819

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
-                                                                             -------
WASHINGTON -- (Continued)
Washington State (GO) Series R-2012C
    4.000%, 07/01/21.................................................            150  $   157,052
Washington State (GO) Series R-2013A
    5.000%, 07/01/20.................................................          2,775    2,845,568
Washington State (GO) Series R-2015
    5.000%, 07/01/20.................................................          1,560    1,599,671
Washington State (GO) Series R-2018C
    5.000%, 08/01/27.................................................          4,800    6,047,808
                                                                                      -----------
TOTAL WASHINGTON.....................................................                  36,085,999
                                                                                      -----------
WISCONSIN -- (4.9%)
City of Janesville (GO)
    3.000%, 03/01/24.................................................          1,245    1,332,212
City of Milwaukee (GO)
    5.000%, 05/01/20.................................................          2,370    2,414,604
City of Milwaukee (GO) Series N2
    4.000%, 03/01/24.................................................          6,500    7,227,610
City of Milwaukee (GO) Series N4
    5.000%, 04/01/27.................................................          1,510    1,881,626
    5.000%, 04/01/28.................................................          9,990   12,692,994

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
                                                                           -------
WISCONSIN -- (Continued)
City of Oshkosh (GO) Series B
    3.000%, 12/01/23.................................................         650  $    693,966
Germantown School District (GO) Series A
    5.000%, 04/01/27.................................................       2,200     2,767,798
Oregon School District (GO)
    3.000%, 03/01/21.................................................       1,900     1,945,049
Wisconsin State (GO) Series 1
    5.000%, 05/01/20.................................................       2,300     2,343,746
    5.000%, 11/01/24.................................................       4,025     4,758,194
Wisconsin State (GO) Series 2
    5.000%, 11/01/20.................................................         800       830,608
    5.000%, 11/01/22.................................................         600       667,128
Wisconsin State (GO) Series B
    5.000%, 05/01/21.................................................       3,405     3,600,413
                                                                                   ------------
TOTAL WISCONSIN......................................................                43,155,948
                                                                                   ------------
TOTAL MUNICIPAL BONDS................................................               884,941,903
                                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $857,291,644)................................................              $884,941,903
                                                                                   ============

As of October 31, 2019, DFA Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT             UNREALIZED
                  MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS  MARKET   APPRECIATION
COUNTERPARTY    BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED  VALUE   (DEPRECIATION)
------------  ------------ -------- --------- -------------- ---------- -------- -------- -------- --------------
 Bank of
   America
   Corp...... 1.826% Fixed   CPI    Maturity  USD 26,000,000  11/07/20     --       --    $148,217    $148,217
 Bank of
   America
   Corp...... 1.715% Fixed   CPI    Maturity  USD 11,000,000  09/28/23     --       --      69,006      69,006
 Bank of
   America
   Corp...... 1.706% Fixed   CPI    Maturity  USD 11,000,000  06/14/22     --       --     116,136     116,136
 Bank of
   America
   Corp...... 1.704% Fixed   CPI    Maturity  USD 27,000,000  05/31/21     --       --     346,791     346,791
 Bank of
   America
   Corp...... 1.663% Fixed   CPI    Maturity  USD 17,000,000  04/15/22     --       --     222,280     222,280
 Bank of
   America
   Corp...... 1.619% Fixed   CPI    Maturity  USD 12,000,000  10/14/22     --       --      67,084      67,084
 Bank of
   America
   Corp...... 1.610% Fixed   CPI    Maturity  USD 20,000,000  12/31/20     --       --     239,824     239,824
 Bank of
   America
   Corp...... 1.609% Fixed   CPI    Maturity  USD 17,000,000  06/24/21     --       --     284,823     284,823
 Bank of
   America
   Corp...... 1.580% Fixed   CPI    Maturity  USD 14,000,000  12/30/20     --       --     189,914     189,914
 Bank of
   America
   Corp...... 1.548% Fixed   CPI    Maturity  USD  8,000,000  01/08/21     --       --     124,000     124,000

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                 UNREALIZED
                  MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET     APPRECIATION
COUNTERPARTY    BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE     (DEPRECIATION)
------------  ------------ -------- --------- -------------- ---------- -------- -------- -----------  --------------
 Bank of
   America
   Corp...... 1.530% Fixed   CPI    Maturity  USD 19,000,000  12/24/20     --       --    $   307,646   $   307,646
 Citibank,
   N.A....... 1.789% Fixed   CPI    Maturity  USD 21,000,000  03/31/24     --       --         32,097        32,097
 Citibank,
   N.A....... 1.752% Fixed   CPI    Maturity  USD 17,000,000  05/20/23     --       --        133,604       133,604
 Citibank,
   N.A....... 1.698% Fixed   CPI    Maturity  USD 22,000,000  06/02/22     --       --        264,871       264,871
 Citibank,
   N.A....... 1.578% Fixed   CPI    Maturity  USD 25,000,000  08/09/23     --       --        396,212       396,212
 Citibank,
   N.A....... 1.577% Fixed   CPI    Maturity  USD 10,000,000  11/18/21     --       --        118,697       118,697
 Citibank,
   N.A....... 1.555% Fixed   CPI    Maturity  USD 10,000,000  12/11/20     --       --        148,780       148,780
 Citibank,
   N.A....... 1.533% Fixed   CPI    Maturity  USD 10,000,000  11/10/20     --       --        141,936       141,936
 Citibank,
   N.A....... 1.520% Fixed   CPI    Maturity  USD 24,000,000  08/01/21     --       --        448,350       448,350
 Citibank,
   N.A....... 1.481% Fixed   CPI    Maturity  USD 17,000,000  08/18/21     --       --        329,615       329,615
 Citibank,
   N.A....... 1.253% Fixed   CPI    Maturity  USD 12,000,000  02/11/22     --       --        419,344       419,344
                                                                                          -----------   -----------
TOTAL APPRECIATION........                                                                $ 4,549,227   $ 4,549,227
 Bank of
   America
   Corp...... 2.373% Fixed   CPI    Maturity  USD 18,000,000  07/13/26     --       --     (1,057,845)   (1,057,845)
 Bank of
   America
   Corp...... 2.355% Fixed   CPI    Maturity  USD 17,000,000  05/29/28     --       --     (1,120,964)   (1,120,964)
 Bank of
   America
   Corp...... 2.349% Fixed   CPI    Maturity  USD 14,000,000  08/13/27     --       --       (885,560)     (885,560)
 Bank of
   America
   Corp...... 2.349% Fixed   CPI    Maturity  USD 14,000,000  09/20/26     --       --       (806,858)     (806,858)
 Bank of
   America
   Corp...... 2.327% Fixed   CPI    Maturity  USD 17,000,000  07/30/24     --       --       (749,801)     (749,801)
 Bank of
   America
   Corp...... 2.243% Fixed   CPI    Maturity  USD 15,000,000  11/01/27     --       --       (771,995)     (771,995)
 Bank of
   America
   Corp...... 2.195% Fixed   CPI    Maturity  USD 15,000,000  01/09/24     --       --       (477,433)     (477,433)
 Bank of
   America
   Corp...... 2.192% Fixed   CPI    Maturity  USD 14,000,000  03/29/25     --       --       (559,628)     (559,628)
 Bank of
   America
   Corp...... 2.186% Fixed   CPI    Maturity  USD 20,000,000  11/20/25     --       --       (768,816)     (768,816)
 Bank of
   America
   Corp...... 2.177% Fixed   CPI    Maturity  USD 11,000,000  09/20/27     --       --       (432,338)     (432,338)
 Bank of
   America
   Corp...... 2.149% Fixed   CPI    Maturity  USD 14,000,000  08/10/27     --       --       (526,415)     (526,415)
 Bank of
   America
   Corp...... 2.064% Fixed   CPI    Maturity  USD 13,000,000  10/24/24     --       --       (261,113)     (261,113)
 Bank of
   America
   Corp...... 2.029% Fixed   CPI    Maturity  USD 15,000,000  05/24/25     --       --       (343,245)     (343,245)
 Bank of
   America
   Corp...... 2.004% Fixed   CPI    Maturity  USD 14,000,000  06/13/25     --       --       (278,991)     (278,991)
 Bank of
   America
   Corp...... 1.971% Fixed   CPI    Maturity  USD 25,000,000  02/21/25     --       --       (470,354)     (470,354)
 Bank of
   America
   Corp...... 1.902% Fixed   CPI    Maturity  USD 25,000,000  07/14/22     --       --       (135,406)     (135,406)
 Bank of
   America
   Corp...... 0.022% Fixed   CPI    Maturity  USD 16,000,000  02/14/24     --       --       (519,520)     (519,520)
 Citibank,
   N.A....... 2.367% Fixed   CPI    Maturity  USD 10,000,000  05/04/28     --       --       (693,686)     (693,686)
 Citibank,
   N.A....... 2.234% Fixed   CPI    Maturity  USD 34,000,000  01/23/24     --       --     (1,123,969)   (1,123,969)
 Citibank,
   N.A....... 2.171% Fixed   CPI    Maturity  USD 11,000,000  04/07/24     --       --       (375,071)     (375,071)
 Citibank,
   N.A....... 2.148% Fixed   CPI    Maturity  USD 19,000,000  01/04/24     --       --       (509,038)     (509,038)
 Citibank,
   N.A....... 2.141% Fixed   CPI    Maturity  USD 17,000,000  04/16/28     --       --       (629,819)     (629,819)
 Citibank,
   N.A....... 2.114% Fixed   CPI    Maturity  USD 14,000,000  12/19/23     --       --       (352,487)     (352,487)
 Citibank,
   N.A....... 2.112% Fixed   CPI    Maturity  USD 11,000,000  05/02/24     --       --       (324,059)     (324,059)
 Citibank,
   N.A....... 2.112% Fixed   CPI    Maturity  USD 27,000,000  12/21/24     --       --       (759,258)     (759,258)
 Citibank,
   N.A....... 2.102% Fixed   CPI    Maturity  USD 11,000,000  11/21/26     --       --       (361,994)     (361,994)
 Citibank,
   N.A....... 2.100% Fixed   CPI    Maturity  USD 18,000,000  12/11/25     --       --       (551,725)     (551,725)
 Citibank,
   N.A....... 2.087% Fixed   CPI    Maturity  USD 23,000,000  12/29/22     --       --       (434,100)     (434,100)
 Citibank,
   N.A....... 2.005% Fixed   CPI    Maturity  USD 12,000,000  11/09/25     --       --       (238,027)     (238,027)

DFA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                PAYMENTS   PAYMENTS                                     UPFRONT  UPFRONT                  UNREALIZED
                  MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET      APPRECIATION
COUNTERPARTY    BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID   RECEIVED    VALUE      (DEPRECIATION)
------------  ------------ -------- --------- -------------- ---------- -------- -------- ------------  --------------
 Citibank,
   N.A....... 1.986% Fixed   CPI    Maturity  USD 20,000,000  07/24/23     --       --    $   (256,544)  $   (256,544)
 Citibank,
   N.A....... 1.678% Fixed   CPI    Maturity  USD 15,000,000  06/17/23     --       --         (66,803)       (66,803)
 Citibank,
   N.A....... 1.675% Fixed   CPI    Maturity  USD 20,000,000  09/03/24     --       --         (69,375)       (69,375)
                                                                                          ------------   ------------
TOTAL (DEPRECIATION).........................                                             $(16,912,237)  $(16,912,237)
                                                                                          ------------   ------------
TOTAL APPRECIATION (DEPRECIATION)............                                             $(12,363,010)  $(12,363,010)
                                                                                          ============   ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                                       --------------------------------------------
                                                                       LEVEL 1     LEVEL 2    LEVEL 3      TOTAL
                                                                       -------- ------------  -------- ------------
Municipal Bonds.......................................................       -- $884,941,903        -- $884,941,903
Swap Agreements**.....................................................       --  (12,363,010)       --  (12,363,010)
                                                                       -------- ------------  -------- ------------
TOTAL.................................................................       -- $872,578,893        -- $872,578,893
                                                                       ======== ============  ======== ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MUNICIPAL BONDS -- (100.0%)
CALIFORNIA -- (100.0%)
Albany Unified School District (GO)
            5.000%, 08/01/25.................................................    230  $  279,236
Alhambra Unified School District (GO) Series A
            1.750%, 08/01/22.................................................    300     305,610
Alhambra Unified School District (GO) Series B
            5.000%, 08/01/23.................................................    100     114,794
Anaheim Housing & Public Improvements Authority (RB)
(Currency)  5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/21)..................    500     537,610
(Currency)  5.000%, 10/01/41 (Pre-refunded @ $100, 10/1/21)..................  1,320   1,419,290
Anaheim Union High School District (GO)
            5.000%, 08/01/20.................................................    100     102,855
Bay Area Toll Authority (RB) Series S-4
(Currency)  5.250%, 04/01/53 (Pre-refunded @ $100, 4/1/23)...................    250     285,423
Berkeley Unified School District (GO) Series E
            5.000%, 08/01/27.................................................    695     893,283
Beverly Hills Unified School District (GO)
            2.000%, 08/01/22.................................................    150     154,310
Burbank Unified School District (GO)
            5.000%, 08/01/24.................................................    565     669,700
Cajon Valley Union School District (GO)
            5.000%, 08/01/24.................................................    305     360,897
California Infrastructure & Economic Development Bank (RB) (AMBAC) Series A
(Currency)  5.000%, 07/01/36 (Pre-refunded @ $100, 1/1/28)...................    100     129,627

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
California Municipal Finance Authority (RB)
(Currency)  6.000%, 01/01/42 (Pre-refunded @ $100, 1/1/22)...................  1,250  $1,382,537
California State (GO)
            5.000%, 12/01/22.................................................    500     559,220
            5.000%, 08/01/23.................................................    585     668,532
            5.000%, 10/01/25.................................................  1,700   2,068,203
~           5.000%, 08/01/26.................................................  2,380   2,948,630
~           5.000%, 08/01/26.................................................  2,540   3,146,857
            4.000%, 11/01/26.................................................  1,735   2,046,346
            3.500%, 08/01/27.................................................  2,835   3,272,752
            5.000%, 08/01/27.................................................  4,200   5,309,388
            5.000%, 11/01/27.................................................    200     254,198
            5.000%, 08/01/28.................................................    730     940,554
California State (GO) Series B
            5.000%, 09/01/26.................................................  3,215   3,990,812
California State (GO) (AMBAC)
            5.000%, 02/01/27.................................................    625     781,356
California State Department of Water Resources (RB) Series AQ
(Currency)  4.000%, 12/01/32 (Pre-refunded @ $100, 6/1/23)...................  3,500   3,879,540
California State Department of Water Resources (RB) Series AS
            5.000%, 12/01/24.................................................    775     927,210
California State Department of Water Resources Power Supply Revenue (RB)
  Series L
            5.000%, 05/01/20.................................................    325     331,409
(Currency)  5.000%, 05/01/22 (Pre-refunded @ $100, 5/1/20)...................  1,000   1,019,870
California State Department of Water Resources Power Supply Revenue (RB)
  Series O
            5.000%, 05/01/21.................................................  1,000   1,059,540
            5.000%, 05/01/22.................................................  1,675   1,838,631

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
California State Public Works Board (RB)
(Currency)  6.125%, 11/01/29 (Pre-refunded @ $100, 11/1/19)..................  1,000  $1,000,000
California State Public Works Board (RB) Series C-1
(Currency)  5.000%, 03/01/22 (Pre-refunded @ $100, 3/1/20)...................    310     314,120
California State Public Works Board (RB) Series D
(Currency)  5.000%, 09/01/24 (Pre-refunded @ $100, 9/1/22)...................    935   1,041,403
(Currency)  5.000%, 09/01/29 (Pre-refunded @ $100, 9/1/22)...................  1,250   1,392,250
California State University (RB) Series A
            5.000%, 11/01/20.................................................    570     592,960
            5.000%, 11/01/21.................................................    250     269,948
            5.000%, 11/01/23.................................................    375     433,898
            5.000%, 11/01/23.................................................  1,935   2,238,911
Camrosa Water District Financing Authority (RB) Series A
            4.000%, 01/15/22.................................................    205     218,647
Carlsbad Unified School District (GO)
            5.000%, 08/01/26.................................................    310     389,301
City & County of San Francisco (GO) Series
            5.000%, 06/15/22.................................................    200     220,792
City & County of San Francisco (GO) Series A
            5.000%, 06/15/24.................................................    800     943,688
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/21.................................................    250     266,133
City of Grover Beach (GO)
            5.000%, 09/01/22.................................................    390     433,941
            5.000%, 09/01/26.................................................    345     434,414
            5.000%, 09/01/27.................................................    445     573,467
City of Los Angeles (RN)
            5.000%, 06/25/20.................................................  4,410   4,523,072
City of Los Angeles CA Solid Waste Resources Revenue (RB) Series A
            5.500%, 02/01/20.................................................  2,000   2,022,020
City of Pacifica COP
            5.000%, 01/01/24.................................................    250     290,373

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
City of Pittsburg Water Revenue (RB) Series A
            5.000%, 08/01/24.................................................    275  $  325,820
City of San Francisco Public Utilities Commission Water Revenue (RB)
            5.000%, 11/01/23.................................................    645     744,936
            5.000%, 11/01/24.................................................  1,000   1,191,240
City of San Francisco Public Utilities Commission Water Revenue (RB) Series D
            5.000%, 11/01/25.................................................    220     269,837
            5.000%, 11/01/26.................................................    150     188,735
City of Santa Rosa Wastewater Revenue (RB) Series A
            5.000%, 09/01/21.................................................    330     354,308
Cloverdale Unified School District (GO) (AGM) Series A
(Currency)  5.250%, 08/01/32 (Pre-refunded @ $100, 8/1/21)...................    235     252,367
Conejo Valley Unified School District (GO) Series
            4.000%, 08/01/27.................................................    525     635,985
Contra Costa Transportation Authority (RB) Series A
            5.000%, 03/01/24.................................................  2,750   3,214,722
Contra Costa Transportation Authority (RB) Series B
(Currency)  5.000%, 03/01/23 (Pre-refunded @ $100, 3/1/20)...................    225     227,990
Culver City Unified School District (GO) Series C
            8.000%, 08/01/23.................................................    460     578,643
Desert Sands Unified School District (GO) Series A
            5.000%, 06/01/23.................................................    375     428,089
Dixie School District (GO)
            5.000%, 08/01/21.................................................    500     535,160
Dublin-San Ramon Services District Water Revenue (RB)
(Currency)  5.500%, 08/01/34 (Pre-refunded @ $100, 2/1/21)...................  1,425   1,505,555
El Monte Union High School District (GO)
            5.000%, 06/01/24.................................................    250     294,795

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
Elsinore Valley Municipal Water District Financing Authority (RB) Series A
            5.000%, 07/01/24.................................................    400  $  472,896
Emery Unified School District (GO)
            5.000%, 08/01/27.................................................    600     766,074
Fairfield-Suisun Unified School District (GO)
            5.000%, 08/01/26.................................................    695     873,302
Grossmont Healthcare District (GO) Series C
            5.000%, 07/15/23.................................................  1,000   1,145,460
Grossmont Union High School District (GO)
            5.000%, 08/01/21.................................................    200     214,064
Kern High School District (GO) Series E
            4.000%, 08/01/24.................................................    200     227,720
Los Angeles Community College District (GO) Series C
            5.000%, 08/01/22.................................................    360     399,193
            5.000%, 06/01/26.................................................    530     658,991
Los Angeles County Metropolitan Transportation Authority (RB)
(Currency)  5.000%, 07/01/23 (Pre-refunded @ $100, 7/1/21)...................  1,000   1,067,150
Los Angeles County Metropolitan Transportation Authority (RB) Series A
            5.000%, 07/01/22.................................................  1,600   1,769,968
            5.000%, 07/01/24.................................................    600     708,744
Los Angeles County Metropolitan Transportation Authority (RB) Series A-
            5.000%, 07/01/25.................................................    570     693,878
Los Angeles Department of Water (RB) Series A
            5.000%, 07/01/24.................................................    250     295,560
            5.000%, 07/01/25.................................................  1,000   1,218,560
Los Angeles Department of Water & Power Power System Revenue (RB) Series B
            5.000%, 07/01/26.................................................    400     500,112

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
Los Angeles Department of Water & Power Power System Revenue (RB) Series C
            5.000%, 07/01/26.................................................    335  $  418,844
Los Angeles Department of Water & Power Power System Revenue (RB) Series D
            5.000%, 07/01/27.................................................  1,000   1,283,610
Los Angeles Unified School District (GO) Series A
            5.000%, 07/01/24.................................................  1,425   1,671,197
            5.000%, 07/01/26.................................................  1,085   1,339,281
            5.000%, 07/01/27.................................................    480     604,891
Los Angeles Unified School District (GO) Series B-1
            5.000%, 07/01/27.................................................    175     220,533
Los Rios Community College District (GO) Series F
            2.000%, 08/01/20.................................................    200     201,576
Mesa Water District COP
(Currency)  5.000%, 03/15/22 (Pre-refunded @ $100, 3/15/20)..................    500     507,350
Millbrae Public Financing Authority (RB)
            5.000%, 12/01/25.................................................    390     480,152
            5.000%, 12/01/26.................................................    265     333,293
            5.000%, 12/01/27.................................................    385     494,956
Morongo Unified School District (GO) Series A
            5.000%, 08/01/25.................................................     20      24,294
            5.000%, 08/01/26.................................................    280     348,944
            5.000%, 08/01/27.................................................    130     165,653
Mount Diablo Unified School District (GO) Series G
            3.000%, 08/01/24.................................................    130     141,697
Municipal Improvement Corp.of Los Angeles (RB) Series A
            5.000%, 11/01/22.................................................  1,100   1,227,897
            5.000%, 11/01/23.................................................    750     865,245
            5.000%, 11/01/24.................................................    425     505,138
Napa Valley Community College District (GO) Series A
            5.000%, 08/01/21.................................................    250     267,580
New Haven Unified School District (GO)
            5.000%, 08/01/26.................................................    150     186,276

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED

                                                                                       FACE
                                                                                      AMOUNT^   VALUE+
                                                                                      ------- ----------
                                                                                       (000)
                                                                                      -------
CALIFORNIA -- (Continued)
Northern California Transmission Agency (RB) Series
            5.000%, 05/01/24.................................................            280  $  328,367
Northern Humboldt Union High School District (GO)
            4.000%, 08/01/25.................................................            120     138,820
Novato Sanitary District (RB)
            5.000%, 02/01/22.................................................            340     370,522
Oak Park Unified School District (GO)
            4.000%, 08/01/22.................................................            200     216,320
Oakdale Joint Unified School District (GO)
            4.000%, 08/01/23.................................................            400     443,268
Oakland Unified School District/Alameda County (GO)
            5.000%, 08/01/24.................................................            750     878,715
(Currency)  6.625%, 08/01/38 (Pre- refunded @ $100, 8/1/21)..................            800     877,784
Oakland Unified School District/Alameda County (GO) Series A
            5.000%, 08/01/25.................................................            200     240,716
Oakland Unified School District/Alameda County (GO) Series C
            5.000%, 08/01/24.................................................            510     597,526
Oakland Unified School District/Alameda County (GO) (AGM)
            5.000%, 08/01/25.................................................          1,075   1,297,149
Ontario Montclair School District (GO) (AGM) Series B
            5.000%, 08/01/21.................................................            160     171,251
Otay Water District (RB)
            5.000%, 09/01/22.................................................            740     822,495
Pacific Grove Unified School District (GO)
            3.000%, 08/01/26.................................................            210     234,721
Palm Springs Financing Authority (RB)
            5.000%, 11/01/25.................................................            260     319,914
Palomar Community College District (GO)
            5.000%, 05/01/23.................................................            200     227,676
Pasadena Unified School District (GO)
            5.000%, 08/01/26.................................................            525     658,135

                                                                                       FACE
                                                                                      AMOUNT^   VALUE+
                                                                                      ------- ----------
                                                                                       (000)
                                                                                      -------
CALIFORNIA -- (Continued)
Pasadena Unified School District (GO) Series B
            5.000%, 08/01/26.................................................          1,000  $1,253,590
Placentia-Yorba Linda Unified School District (GO)
            5.000%, 08/01/23.................................................            205     235,492
Redondo Beach Unified School District (GO) (AGM) Series A
            5.000%, 08/01/23.................................................            255     292,118
Reed Union School District (GO)
            4.000%, 08/01/26.................................................            250     297,908
Regents of the University of California Medical Center Pooled Revenue (RB)
  Series J
(Currency)  5.000%, 05/15/25 (Pre- refunded @ $100, 5/15/23).................            530     602,175
(Currency)  5.250%, 05/15/27 (Pre- refunded @ $100, 5/15/23).................            260     297,653
Ross Valley Public Financing Authority (RB)
            5.000%, 01/01/25.................................................            410     493,132
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/23.................................................            350     401,877
San Carlos CA School District (GO)
            5.000%, 10/01/20.................................................            500     518,360
San Diego Community College District (GO)
            5.000%, 08/01/23.................................................            500     574,170
            5.000%, 08/01/26.................................................          1,660   2,080,959
San Diego County Water Authority (RB)
            5.000%, 05/01/24.................................................            940   1,103,729
San Diego Unified School District (RN) Series A
            5.000%, 06/30/20.................................................          2,000   2,051,020
San Diego Unified School District (GO) (AGM) Series F-1
            5.250%, 07/01/27.................................................            475     614,773
San Diego Unified School District (GO) Series R-5
            5.000%, 07/01/26.................................................            200     249,182
San Diego Unified School District/ CA Series R-4
            5.000%, 07/01/24 (GO)............................................            605     712,539

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- ----------
                                                                            (000)
                                                                           -------
CALIFORNIA -- (Continued)
San Francisco Community College District (GO)
    5.000%, 06/15/24.................................................       1,315  $1,549,885
San Francisco County Transportation Authority (RB)
    3.000%, 02/01/22.................................................       1,300   1,359,761
San Francisco Unified School District (GO) Series A
    5.000%, 06/15/25.................................................         650     790,231
    5.000%, 06/15/26.................................................         880   1,100,290
San Gabriel Unified School District (GO) Series A
    5.000%, 08/01/25.................................................         230     278,666
San Lorenzo Unified School District (GO)
    5.000%, 08/01/21.................................................         140     149,845
San Mateo Union High School District (GO) Series C
    4.000%, 09/01/26.................................................         320     379,827
San Matro County Community College District (GO) Series B
    5.000%, 09/01/28.................................................         100     132,066
San Rafael City High School District (GO) Series B
    5.000%, 08/01/27.................................................         100     128,615
Santa Clara County Financing Authority (RB) Series A
    5.000%, 11/15/22.................................................       2,000   2,240,560
Santa Clara Valley Transportation Authority (RB) Series A
    5.000%, 06/01/26.................................................         400     500,516
Santa County Clara (GO) Series C
~   5.000%, 08/01/26.................................................       1,100   1,382,205
Santee School District (GO)
    5.000%, 08/01/24.................................................         290     343,296
Scotts Valley Unified School District (GO) Series B
    4.000%, 08/01/24.................................................         150     170,865

                                                                                                 FACE
                                                                                                AMOUNT^    VALUE+
                                                                                                ------- ------------
                                                                                                 (000)
                                                                                                -------
CALIFORNIA -- (Continued)
            4.000%, 08/01/25...........................................................            250  $    291,325
            5.000%, 08/01/26...........................................................            250       313,583
Southwestern Community College District (GO) Series B
            4.000%, 08/01/25...........................................................            250       291,020
Sylvan Union School District (GO)
            5.000%, 08/01/26...........................................................            620       777,226
Sylvan Union School District (GO) Series
            5.000%, 08/01/25...........................................................            380       463,471
Tahoe-Truckee Unified School District (GO)
            5.000%, 08/01/26...........................................................            100       124,990
Tahoe-Truckee Unified School District (GO) Series C
            2.000%, 08/01/20...........................................................          1,190     1,199,377
University of California (RB) Series AF
            5.000%, 05/15/22...........................................................            750       825,960
(Currency)  5.000%, 05/15/27 (Pre-refunded @ $100, 5/15/23)............................          4,240     4,817,403
Washington Union School District/ Monterey County (GO)
            5.000%, 08/01/27...........................................................            135       172,595
West Valley-Mission Community College District (GO) Series B
            5.000%, 08/01/27...........................................................            220       282,953
                                                                                                        ------------
TOTAL MUNICIPAL BONDS..................................................................                  131,994,406
                                                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $128,034,844)..................................................................                 $131,994,406
                                                                                                        ============

As of October 31, 2019, DFA California Municipal Real Return Portfolio had entered into the following outstanding Inflation Swaps:

                 PAYMENTS PAYMENTS                                    UPFRONT  UPFRONT                UNREALIZED
                   MADE   RECEIVED  PAYMENT    NOTIONAL    EXPIRATION PREMIUMS PREMIUMS    MARKET    APPRECIATION
COUNTERPARTY      BY FUND BY FUND  FREQUENCY    AMOUNT        DATE      PAID   RECEIVED    VALUE    (DEPRECIATION)
------------     -------- -------- --------- ------------- ---------- -------- --------  ---------  --------------
Bank of America   2.367%
  Corp..........  Fixed     CPI    Maturity  USD 6,000,000  07/17/25     --      --      $(312,898)   $(312,898)

DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO

CONTINUED


                       PAYMENTS   PAYMENTS                                     UPFRONT   UPFRONT                 UNREALIZED
                         MADE     RECEIVED  PAYMENT     NOTIONAL    EXPIRATION PREMIUMS PREMIUMS     MARKET     APPRECIATION
COUNTERPARTY           BY FUND    BY FUND  FREQUENCY     AMOUNT        DATE      PAID    RECEIVED    VALUE     (DEPRECIATION)
------------         ------------ -------- --------- -------------- ---------- -------- --------- -----------  --------------
Bank of America
  Corp.............. 2.265% Fixed   CPI    Maturity  USD  7,000,000  02/23/24     --       --     $  (249,523)  $  (249,523)
Bank of America
  Corp.............. 2.065% Fixed   CPI    Maturity  USD  9,000,000  12/12/26     --       --        (296,696)     (296,696)
Bank of America
  Corp.............. 2.062% Fixed   CPI    Maturity  USD  4,000,000  11/08/23     --       --         (74,120)      (74,120)
Bank of America
  Corp.............. 2.060% Fixed   CPI    Maturity  USD 11,000,000  11/06/21     --       --         (99,189)      (99,189)
Bank of America
  Corp.............. 2.058% Fixed   CPI    Maturity  USD 11,000,000  12/12/22     --       --        (192,659)     (192,659)
Bank of America
  Corp.............. 1.885% Fixed   CPI    Maturity  USD  8,000,000  01/22/24     --       --        (119,061)     (119,061)
Citibank, N.A....... 2.312% Fixed   CPI    Maturity  USD  7,000,000  07/24/23     --       --        (258,384)     (258,384)
Citibank, N.A....... 2.289% Fixed   CPI    Maturity  USD 12,000,000  07/26/23     --       --        (429,806)     (429,806)
Citibank, N.A....... 2.260% Fixed   CPI    Maturity  USD 10,000,000  08/08/22     --       --        (283,987)     (283,987)
Citibank, N.A....... 2.225% Fixed   CPI    Maturity  USD  6,000,000  03/26/23     --       --        (180,550)     (180,550)
Citibank, N.A....... 2.160% Fixed   CPI    Maturity  USD  7,000,000  01/09/23     --       --        (160,531)     (160,531)
Citibank, N.A....... 2.143% Fixed   CPI    Maturity  USD  8,000,000  01/18/22     --       --        (133,621)     (133,621)
Citibank, N.A....... 2.054% Fixed   CPI    Maturity  USD 10,000,000  11/06/22     --       --        (138,147)     (138,147)
Citibank, N.A....... 1.986% Fixed   CPI    Maturity  USD  6,000,000  02/20/26     --       --        (131,403)     (131,403)
Citibank, N.A....... 1.808% Fixed   CPI    Maturity  USD  4,000,000  07/01/25     --       --         (45,906)      (45,906)
Merrill Lynch
  Capital Services,
  Inc............... 2.317% Fixed   CPI    Maturity  USD  6,000,000  05/09/25     --       --        (239,157)     (239,157)
                                                                                                  -----------   -----------
TOTAL (DEPRECIATION).......                                                                       $(3,345,638)  $(3,345,638)
                                                                                                  -----------   -----------
TOTAL APPRECIATION
  (DEPRECIATION)...........                                                                       $(3,345,638)  $(3,345,638)
                                                                                                  ===========   ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ------------------------------------------
                                                   LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                                   ------- ------------  ------- ------------
Municipal Bonds...................................   --    $131,994,406    --    $131,994,406
Swap Agreements**.................................   --      (3,345,638)   --      (3,345,638)
                                                     --    ------------    --    ------------
TOTAL.............................................   --    $128,648,768    --    $128,648,768
                                                     ==    ============    ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         DFA MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
    5.000%, 08/01/20.................................................            200  $  205,682
    5.000%, 08/01/21.................................................          1,000   1,066,540
    5.000%, 08/01/23.................................................            300     341,769
Baldwin County (GO)
    4.000%, 05/01/20.................................................            610     618,528
                                                                                      ----------
TOTAL ALABAMA........................................................                  2,232,519
                                                                                      ----------
ALASKA -- (0.3%)
Alaska State (GO) Series B
    5.000%, 08/01/20.................................................            290     298,108
Borough of Fairbanks North Star (GO) Series S
    4.000%, 10/01/21.................................................            560     589,927
City of Anchorage (GO) Series A
    3.000%, 09/01/22.................................................            765     803,388
                                                                                      ----------
TOTAL ALASKA.........................................................                  1,691,423
                                                                                      ----------
ARIZONA -- (0.5%)
City of Chandler (GO)
    3.000%, 07/01/20.................................................            550     556,759
City of Phoenix (GO)
    5.000%, 07/01/20.................................................            880     902,317
    4.000%, 07/01/21.................................................            500     523,590
Maricopa County School District No. 3 Tempe Elementary (GO)
    3.000%, 07/01/21.................................................            550     566,753
                                                                                      ----------
TOTAL ARIZONA........................................................                  2,549,419
                                                                                      ----------
ARKANSAS -- (0.6%)
Arkansas State (GO)
    5.000%, 04/01/21.................................................            400     421,620
    5.000%, 06/15/21.................................................          1,250   1,327,337
    5.000%, 04/01/22.................................................          1,110   1,211,288
                                                                                      ----------
TOTAL ARKANSAS.......................................................                  2,960,245
                                                                                      ----------
CALIFORNIA -- (1.5%)
California State (GO)
    3.500%, 08/01/27.................................................          5,000   5,772,050
California State (GO) Series B
    5.000%, 09/01/26.................................................          1,195   1,483,365
                                                                                      ----------
TOTAL CALIFORNIA.....................................................                  7,255,415
                                                                                      ----------

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
COLORADO -- (2.3%)
Boulder Valley School District No. Re-2 Boulder (GO) (ST AID
  WITHHLDG) Series B
    4.000%, 12/01/24.................................................          1,000  $ 1,136,450
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
    5.000%, 12/01/25.................................................          4,150    5,057,439
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
  Series B
    5.000%, 12/01/24.................................................            550      652,327
Pueblo City Schools (GO) (ST AID WITHHLDG)
    5.000%, 12/15/20.................................................            550      573,491
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
    4.000%, 12/01/22.................................................          1,140    1,236,661
    5.000%, 12/01/24.................................................          2,280    2,700,500
                                                                                      -----------
TOTAL COLORADO.......................................................                  11,356,868
                                                                                      -----------
CONNECTICUT -- (0.5%)
City of Danbury (GO) (BAN)
    3.000%, 07/16/20.................................................          2,000    2,026,580
Connecticut State (GO) Series E
    4.000%, 09/15/20.................................................            550      563,332
                                                                                      -----------
TOTAL CONNECTICUT....................................................                   2,589,912
                                                                                      -----------
DELAWARE -- (0.5%)
Kent County (GO)
    4.000%, 09/01/24.................................................            415      469,270
New Castle County (GO)
    5.000%, 10/01/23.................................................          1,600    1,836,928
                                                                                      -----------
TOTAL DELAWARE.......................................................                   2,306,198
                                                                                      -----------
DISTRICT OF COLUMBIA -- (0.4%)
Washington Metropolitan Area Transit Authority (RB) Series B
    5.000%, 07/01/25.................................................            720      864,626
    5.000%, 07/01/27.................................................          1,000    1,256,060
                                                                                      -----------
TOTAL DISTRICT OF COLUMBIA...........................................                   2,120,686
                                                                                      -----------

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CONTINUED



                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
FLORIDA -- (1.3%)
City of Port Saint Lucie (GO)
    5.000%, 07/01/20.................................................            420  $   430,370
Flagler County (GO) (BAM)
    5.000%, 07/01/22.................................................            465      510,398
Florida State (GO) Series A
    5.000%, 06/01/24.................................................            350      409,461
Florida State (GO) Series C
    5.000%, 06/01/23.................................................          1,015    1,151,406
Florida State Board of Education (GO) Series E
    5.000%, 06/01/20.................................................          1,390    1,420,900
Orange County Water Utility System Revenue (RB)
    5.000%, 10/01/21.................................................            525      563,451
Orlando Utilities Commission (RB) Series C
    5.250%, 10/01/22.................................................          1,000    1,116,310
Palm Beach County (RB)
    5.000%, 11/01/23.................................................            810      930,698
                                                                                      -----------
TOTAL FLORIDA........................................................                   6,532,994
                                                                                      -----------
GEORGIA -- (3.5%)
Columbia County School District (GO) (ST AID WITHHLDG)
    5.000%, 04/01/20.................................................          1,305    1,325,502
Georgia State (GO) Series A
    5.000%, 07/01/26.................................................          1,200    1,487,280
Georgia State (GO) Series E
    5.000%, 12/01/21.................................................          3,000    3,239,340
    5.000%, 12/01/26.................................................          2,000    2,503,100
Georgia State (GO) Series F
    5.000%, 07/01/26.................................................          1,450    1,797,130
Georgia State (GO) Series I
    5.000%, 07/01/20.................................................          2,000    2,050,860
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
    5.000%, 10/01/23.................................................          4,590    5,265,923
                                                                                      -----------
TOTAL GEORGIA........................................................                  17,669,135
                                                                                      -----------
HAWAII -- (3.0%)
City & County of Honolulu (GO) Series B
    5.000%, 10/01/23.................................................            150      171,903
    5.000%, 10/01/25.................................................            725      878,802
Hawaii County (GO) Series D
    5.000%, 09/01/20.................................................          1,375    1,418,092
Hawaii State (GO) Series EE
    5.000%, 11/01/20.................................................          1,300    1,349,478
Hawaii State (GO) Series EO
    5.000%, 08/01/22.................................................          1,000    1,103,710

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
HAWAII -- (Continued)
Hawaii State (GO) Series FB
    5.000%, 04/01/24.................................................          2,975  $ 3,460,341
Hawaii State (GO) Series FE
    5.000%, 10/01/23.................................................          2,000    2,292,040
    5.000%, 10/01/24.................................................          1,005    1,186,272
    5.000%, 10/01/25.................................................          2,790    3,381,871
                                                                                      -----------
TOTAL HAWAII.........................................................                  15,242,509
                                                                                      -----------
INDIANA -- (0.6%)
Indiana University (RB) Series A
    5.000%, 06/01/21.................................................          2,755    2,921,402
                                                                                      -----------
IOWA -- (0.3%)
City of Davenport (GO) Series C
    4.000%, 06/01/24.................................................          1,410    1,580,892
                                                                                      -----------
KANSAS -- (1.3%)
City of Merriam (GO)
    5.000%, 10/01/25.................................................            800      971,744
City of Wichita (GO) Series 811
    5.000%, 06/01/22.................................................            550      603,548
Johnson County (GO) Series B
    5.000%, 09/01/22.................................................            650      719,771
Johnson County Unified School District No. 229 Blue Valley (GO)
  Series A
    5.000%, 10/01/26.................................................            225      279,997
Johnson County Unified School District No. 229 Blue Valley (GO)
  Series B
    5.000%, 10/01/23.................................................            750      860,130
Kansas State Department of Transportation (RB) Series A
    5.000%, 09/01/26.................................................          1,000    1,236,890
Saline County Unified School District No. 305 Salina (GO)
    5.000%, 09/01/20.................................................          1,900    1,960,021
                                                                                      -----------
TOTAL KANSAS.........................................................                   6,632,101
                                                                                      -----------
KENTUCKY -- (1.4%)
Louisville & Jefferson County (RB)
    5.000%, 12/01/35 (Pre- refunded @ $100, 12/1/35).................          2,200    2,410,166

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CONTINUED


                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- ----------
                                                                                   (000)
                                                                                  -------
KENTUCKY -- (Continued)
Louisville & Jefferson County (GO) Series B
    5.000%, 11/01/21...........................................................    1,700  $1,827,466
Louisville & Jefferson County Metropolitan Sewer District (RB) Series C
    5.000%, 05/15/23...........................................................    1,850   2,089,482
Louisville Water Co. (RB) Series A
    4.000%, 11/15/21...........................................................      800     846,128
                                                                                          ----------
TOTAL KENTUCKY.................................................................            7,173,242
                                                                                          ----------
LOUISIANA -- (0.3%)
Louisiana State (GO) Series C
    5.000%, 08/01/21...........................................................    1,000   1,064,750
    5.000%, 08/01/23...........................................................      500     567,255
                                                                                          ----------
TOTAL LOUISIANA................................................................            1,632,005
                                                                                          ----------
MAINE -- (0.2%)
Maine State (GO) Series B
    5.000%, 06/01/23...........................................................    1,000   1,133,270
                                                                                          ----------
MARYLAND -- (6.1%)
Anne County Arundel (GO)
    5.000%, 10/01/20...........................................................      500     517,430
Baltimore County (GO)
    5.000%, 08/01/20...........................................................      750     771,420
    5.000%, 08/01/22...........................................................      600     662,400
    5.000%, 03/01/28...........................................................    1,335   1,710,148
Carroll County (GO)
    5.000%, 11/01/21...........................................................      550     592,031
City of Baltimore (GO) Series B
    5.000%, 10/15/27...........................................................    2,025   2,562,577
Harford County (GO) Series A
    5.000%, 09/15/20...........................................................      570     588,952
Howard County (GO) Series D
    5.000%, 02/15/24...........................................................    1,300   1,506,284
Maryland State (GO)
    5.000%, 06/01/22...........................................................    1,175   1,290,021
    5.000%, 06/01/23...........................................................    3,000   3,403,170
Maryland State (GO) Series A
    5.000%, 08/01/27...........................................................    3,000   3,794,940
Maryland State (GO) Series B
    5.000%, 08/01/20...........................................................    1,000   1,029,050
    4.000%, 08/01/23...........................................................      850     938,315
    5.000%, 08/01/24...........................................................    1,000   1,174,650
    5.000%, 08/01/27...........................................................      500     632,490
Maryland State (GO) Series C
    5.000%, 08/01/20...........................................................      700     720,335
    5.000%, 08/01/22...........................................................    1,000   1,104,000

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
MARYLAND -- (Continued)
Montgomery County (GO) Series A
            5.000%, 11/01/24.................................................    2,000  $ 2,366,440
Montgomery County (GO) Series B
            5.000%, 12/01/21.................................................      350      377,174
Montgomery County (GO) Series D
            3.000%, 11/01/23.................................................    3,000    3,212,490
Washington Suburban Sanitary Commission (RB)
            5.000%, 06/01/24.................................................      655      765,636
Worcester County (GO) Series B
            4.000%, 08/01/21.................................................    1,000    1,049,350
                                                                                        -----------
TOTAL MARYLAND...............................................................            30,769,303
                                                                                        -----------
MASSACHUSETTS -- (2.4%)
City of Lowell (GO) (ST AID WITHHLDG)
            4.000%, 09/01/23.................................................      250      276,133
City of Springfield (GO) (ST AID WITHHLDG) Series C
            4.000%, 08/01/23.................................................      285      313,950
Commonwealth of Massachusetts (GO) Series A
            5.000%, 07/01/26.................................................    1,250    1,542,950
Commonwealth of Massachusetts (GO) Series B
            5.000%, 01/01/22.................................................    1,000    1,082,260
            5.000%, 08/01/22.................................................    1,165    1,285,822
Commonwealth of Massachusetts (GO) Series C
            5.000%, 08/01/20.................................................      100      102,879
            5.000%, 10/01/21.................................................    1,750    1,878,170
            5.000%, 04/01/22.................................................    1,275    1,391,662
Commonwealth of Massachusetts (GO) (AGM) Series B
            5.250%, 09/01/24.................................................      400      475,472
Massachusetts Development Finance Agency (RB) Series I
(Currency)  6.750%, 01/01/36 (Pre- refunded @ $100, 1/1/21)..................    2,865    3,047,644

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
                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
                                                                                  -------
MASSACHUSETTS -- (Continued)
Town of Holbrook (GO)
            5.000%, 12/01/21...................................................      755  $   814,909
                                                                                          -----------
TOTAL MASSACHUSETTS............................................................            12,211,851
                                                                                          -----------
MICHIGAN -- (1.0%)
Michigan State (GO) Series A
            5.000%, 12/01/24...................................................    1,275    1,514,292
Michigan State Trunk Line Revenue (RB) (AGM)
            5.500%, 11/01/21...................................................    3,275    3,559,728
                                                                                          -----------
TOTAL MICHIGAN.................................................................             5,074,020
                                                                                          -----------
MINNESOTA -- (3.9%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21...................................................    1,100    1,151,898
City of Rochester (GO) Series A
            5.000%, 02/01/20...................................................      150      151,398
City of Saint Paul (GO) Series A
            5.000%, 09/01/21...................................................      400      428,028
City of Saint Paul (GO) Series B
            5.000%, 11/01/20...................................................      100      103,816
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21...................................................      520      544,404
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series C
            5.000%, 02/01/21...................................................    3,000    3,140,790
Hennepin County (GO) Series B
            5.000%, 12/01/21...................................................      350      377,709
Housing & Redevelopment Authority of The City of Saint Paul Minnesota (RB)
  Series A1
(Currency)  5.250%, 11/15/29 (Pre- refunded @ $100, 11/15/19)..................    2,000    2,002,460
Metropolitan Council (GO) Series B
            5.000%, 03/01/24...................................................    1,295    1,503,094
Minnesota State (GO) Series A
            5.000%, 10/01/27...................................................    2,000    2,542,580

                                                                                   FACE
                                                                                  AMOUNT^   VALUE+
                                                                                  ------- -----------
                                                                                   (000)
                                                                                  -------
MINNESOTA -- (Continued)
Minnesota State (GO) Series D
    5.000%, 08/01/21...........................................................    2,000  $ 2,133,800
Minnesota State (GO) Series E
    5.000%, 08/01/22...........................................................      760      839,253
    4.000%, 10/01/22...........................................................    3,000    3,244,710
Saint Paul Independent School District No. 625 (GO) (SD CRED PROG) Series B
    5.000%, 02/01/21...........................................................    1,425    1,491,875
                                                                                          -----------
TOTAL MINNESOTA................................................................            19,655,815
                                                                                          -----------
MISSISSIPPI -- (0.2%)
Mississippi State (GO) Series C
    5.000%, 10/01/20...........................................................      950      983,032
                                                                                          -----------
MISSOURI -- (1.9%)
Cass County Reorganized School District No. R-2 (GO) (ST AID DIR DEP)
    5.000%, 03/01/21...........................................................    1,110    1,165,711
Columbia School District (GO) Series B
    5.000%, 03/01/25...........................................................    1,725    2,056,631
Saint Louis County Reorganized School District No R-6 (GO)
    5.000%, 02/01/26...........................................................    5,000    6,111,400
                                                                                          -----------
TOTAL MISSOURI.................................................................             9,333,742
                                                                                          -----------
MONTANA -- (0.1%)
City & County of Butte-Silver Bow (GO)
    4.000%, 07/01/21...........................................................      500      523,165
                                                                                          -----------
NEBRASKA -- (1.3%)
Lancaster County School District 001 (GO)
    5.000%, 01/15/21...........................................................      700      731,766
Metropolitan Utilities District of Omaha (RB)
    5.000%, 12/01/20...........................................................      300      312,270
Omaha School District (GO)
    5.000%, 12/15/25...........................................................    4,000    4,881,880
Southern Public Power District (RB)
    5.000%, 12/15/21...........................................................      400      431,632
                                                                                          -----------
TOTAL NEBRASKA.................................................................             6,357,548
                                                                                          -----------

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
NEVADA -- (1.1%)
Clark County School District (GO) Series A
    5.000%, 06/15/21.................................................    1,250  $ 1,321,550
Nevada State (GO) Series C
    5.000%, 11/01/24.................................................      450      531,972
Nevada State (GO) Series D1
    5.000%, 03/01/22.................................................      250      272,045
Washoe County School District (GO) Series D
    5.000%, 06/01/21.................................................    3,335    3,525,629
                                                                                -----------
TOTAL NEVADA.........................................................             5,651,196
                                                                                -----------
NEW HAMPSHIRE -- (0.3%)
City of Dover (GO)
    3.000%, 06/15/20.................................................      610      616,991
City of Nashua (GO)
    4.000%, 07/15/24.................................................      770      868,236
                                                                                -----------
TOTAL NEW HAMPSHIRE..................................................             1,485,227
                                                                                -----------
NEW JERSEY -- (2.7%)
City of Hoboken (GO)
    3.000%, 02/01/23.................................................    2,000    2,104,520
    3.000%, 02/01/25.................................................      910      980,762
Middlesex County (GO)
    4.000%, 01/15/21.................................................    1,210    1,251,309
Montville Township (GO)
    3.000%, 10/01/25.................................................      500      548,415
Princeton (GO)
    3.000%, 09/15/24.................................................    1,515    1,639,488
Township of North Brunswick (GO) (BAN) Series A
    3.000%, 07/21/20.................................................    5,000    5,061,550
Township of Parsippany-Troy Hills (GO) Series ABCD
    2.000%, 09/15/21.................................................    2,000    2,032,000
                                                                                -----------
TOTAL NEW JERSEY.....................................................            13,618,044
                                                                                -----------
NEW MEXICO -- (1.4%)
New Mexico State (GO)
    5.000%, 03/01/21.................................................    1,000    1,050,190
New Mexico State Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/27.................................................    4,000    5,020,960
Santa Fe County (GO)
    5.000%, 07/01/22.................................................      710      781,866
                                                                                -----------
TOTAL NEW MEXICO.....................................................             6,853,016
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
                                                                        -------
NEW YORK -- (6.3%)
City of New York (GO) Series A
    5.000%, 08/01/24.................................................    1,000  $1,172,130
    5.000%, 08/01/24.................................................    2,100   2,461,473
    5.000%, 08/01/25.................................................    1,500   1,806,285
City of New York (GO) Series C
    5.000%, 08/01/22.................................................      500     551,715
City of New York (GO) Series E
    5.000%, 08/01/21.................................................      265     282,490
    5.000%, 08/01/22.................................................    1,000   1,103,430
City of New York (GO) Series F
    5.000%, 08/01/21.................................................      450     479,700
City of New York (GO) Series F-1
    5.000%, 06/01/21.................................................    2,110   2,235,735
City of New York (GO) Series H
    5.000%, 08/01/22.................................................    2,010   2,217,894
Kingston City School District (GO) (ST AID WITHHLDG)
    3.000%, 06/01/26.................................................    1,530   1,672,535
Metropolitan Transportation Authority (RB)
    5.000%, 11/15/25.................................................    1,275   1,534,004
Middle Country Central School District (GO) (ST AID WITHHLDG)
    2.000%, 08/15/21.................................................      400     406,468
Middletown City School District (GO) (ST AID WITHHLDG)
    2.000%, 06/15/20.................................................      760     764,218
New York State Dormitory Authority (RB) Series A
    5.000%, 03/15/21.................................................    1,000   1,052,360
    5.000%, 02/15/22.................................................    2,000   2,174,560
    5.000%, 03/15/23.................................................      600     676,896
    5.000%, 02/15/25.................................................      500     596,540
New York State Dormitory Authority (RB) Series B
    5.000%, 02/15/22.................................................      800     869,824
    5.000%, 02/15/24.................................................      300     348,030
New York State Dormitory Authority (RB) Series E
    5.000%, 02/15/21.................................................      100     104,918
New York State Urban Development Corp. (RB) Series A
    5.000%, 03/15/20.................................................      810     821,429

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CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
NEW YORK -- (Continued)
    5.000%, 03/15/25.................................................      500  $   598,240
North Shore Central School District (GO) (ST AID WITHHLDG)
    2.000%, 12/15/23.................................................      315      325,962
Riverhead Central School District (GO) (ST AID WITHHLDG)
    2.000%, 10/15/22.................................................      540      553,084
Triborough Bridge & Tunnel Authority (RB) Series B
    5.000%, 11/15/20.................................................    4,700    4,892,277
Triborough Bridge & Tunnel Authority (RB) Series C
    4.000%, 11/15/27.................................................    1,500    1,799,580
                                                                                -----------
TOTAL NEW YORK.......................................................            31,501,777
                                                                                -----------
NORTH CAROLINA -- (4.7%)
City of Charlotte (GO) Series A
    5.000%, 06/01/29.................................................    2,000    2,631,260
New Hanover County (GO)................................................
    5.000%, 02/01/23.................................................    1,550    1,740,572
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM)
  Series B
    6.000%, 01/01/22.................................................    1,725    1,901,640
North Carolina State (GO)
    5.000%, 06/01/25.................................................    2,000    2,410,680
North Carolina State (GO) Series A
    5.000%, 06/01/24.................................................    2,200    2,575,892
North Carolina State (GO) Series B
    5.000%, 06/01/25.................................................    3,455    4,164,450
North Carolina State (GO) Series C
    4.000%, 05/01/22.................................................    1,530    1,638,003
    5.000%, 05/01/22.................................................    1,950    2,135,932
North Carolina State (GO) Series D
    4.000%, 06/01/23.................................................      350      384,944
    Wake County (GO).................................................
    5.000%, 09/01/21.................................................    1,300    1,390,844
Wake County (GO) Series B
    5.000%, 03/01/21.................................................    2,390    2,511,269
                                                                                -----------
TOTAL NORTH CAROLINA.................................................            23,485,486
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
NORTH DAKOTA -- (0.4%)
City of West Fargo (GO) Series A
    5.000%, 05/01/24.................................................    1,150  $ 1,325,145
North Dakota State University of Agriculture & Applied Science (RB)
  Series A
    5.000%, 04/01/21.................................................      500      526,015
                                                                                -----------
TOTAL NORTH DAKOTA...................................................             1,851,160
                                                                                -----------
OHIO -- (5.0%)
City of Columbus (GO) Series 3
    5.000%, 02/15/27.................................................    1,250    1,563,075
City of Columbus (GO) Series A
    4.000%, 04/01/22.................................................    2,000    2,134,640
    3.000%, 07/01/22.................................................      835      875,013
    5.000%, 02/15/23.................................................    4,000    4,491,960
City of Columbus (GO) Series B
    5.000%, 02/15/23.................................................      475      533,420
City of Columbus (GO) Series A
    4.000%, 04/01/24.................................................    1,500    1,679,790
Hamilton County Sewer System Revenue (RB) Series A
    5.000%, 12/01/21.................................................      500      539,480
Ohio State (GO) Series A
    5.000%, 09/15/21.................................................      800      857,240
    5.000%, 08/01/22.................................................    1,000    1,104,000
    5.000%, 09/15/22.................................................    2,250    2,494,058
    5.000%, 02/01/24.................................................    2,820    3,266,209
Ohio State (GO) Series B
    5.000%, 08/01/21.................................................    1,000    1,066,900
    5.000%, 06/15/22.................................................      450      494,694
    5.000%, 09/01/24.................................................    2,000    2,357,080
Ohio State Water Development Authority (RB) Series A.................
    5.000%, 06/01/21.................................................    1,550    1,643,620
                                                                                -----------
TOTAL OHIO...........................................................            25,101,179
                                                                                -----------
OKLAHOMA -- (1.1%)
City of Oklahoma City (GO)
    4.000%, 03/01/23.................................................    1,680    1,835,282
    4.000%, 03/01/25.................................................    1,255    1,435,306

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
OKLAHOMA -- (Continued)
Tulsa County Independent School District No. 1 Tulsa (GO) Series B
    2.000%, 08/01/20.................................................          2,000  $ 2,011,920
                                                                                      -----------
TOTAL OKLAHOMA.......................................................                   5,282,508
                                                                                      -----------
OREGON -- (2.2%)
City of McMinnville (GO)
    5.000%, 02/01/22.................................................            290      314,682
City of Portland Water System Revenue (RB) Series A
    5.000%, 04/01/21.................................................          1,250    1,317,563
Lane County School District No. 4J Eugene (GO) (SCH BD GTY)
    3.000%, 06/15/25.................................................            940    1,027,617
    5.000%, 06/15/28.................................................          2,500    3,212,675
Oregon State (GO) Series E
    5.000%, 08/01/21.................................................            410      437,355
Oregon State (GO) Series F
    3.000%, 05/01/20.................................................            750      756,855
Oregon State (GO) Series L
    5.000%, 11/01/19.................................................            200      200,000
Washington County (GO)
    5.000%, 03/01/24.................................................          3,000    3,484,830
                                                                                      -----------
TOTAL OREGON.........................................................                  10,751,577
                                                                                      -----------
PENNSYLVANIA -- (0.4%)
Berks County (GO)
    5.000%, 11/15/22.................................................            445      495,837
Commonwealth of Pennsylvania (GO) Series REF
    5.000%, 07/01/21.................................................            550      584,205
    5.000%, 07/01/22.................................................          1,025    1,126,485
                                                                                      -----------
TOTAL PENNSYLVANIA...................................................                   2,206,527
                                                                                      -----------
RHODE ISLAND -- (0.2%)
Rhode Island State (GO) Series A
    5.000%, 08/01/21.................................................          1,000    1,066,540
                                                                                      -----------
SOUTH CAROLINA -- (3.6%)
Aiken County Consolidated School District (GO) (SCSDE) Series A
    5.000%, 03/01/20.................................................            770      779,648
Anderson County School District No. 4 (GO) (SCSDE) Series A
    5.000%, 03/01/21.................................................            500      525,435

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
SOUTH CAROLINA -- (Continued)
City of North Charleston (GO) (ST AID WITHHLDG)
    5.000%, 06/01/21.................................................            500  $   528,985
Clemson University (RB) Series B
    5.000%, 05/01/25.................................................            750      898,793
Florence School District One (GO) (SCSDE)
    5.000%, 03/01/22.................................................          2,000    2,175,400
Richland County (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/22.................................................          1,085    1,181,196
Richland County (GO) (ST AID WITHHLDG) Series B
    5.000%, 03/01/25.................................................            535      639,983
Richland County School District No. 2 (GO) (SCSDE)
    5.000%, 03/01/20.................................................            500      506,265
    5.000%, 03/01/21.................................................          1,235    1,297,824
    5.000%, 03/01/28.................................................          3,000    3,805,290
Richland County School District No. 2 (GO) (SCSDE) Series A
    5.000%, 02/01/20.................................................            600      605,592
York County (GO) (ST AID WITHHLDG)
    5.000%, 04/01/24.................................................          4,195    4,887,217
                                                                                      -----------
TOTAL SOUTH CAROLINA.................................................                  17,831,628
                                                                                      -----------
TENNESSEE -- (3.4%)
Blount County (GO) Series B
    5.000%, 06/01/22.................................................          2,635    2,890,832
City of Clarksville Water Sewer & Gas Revenue (RB)
    5.000%, 02/01/20.................................................            565      570,238
City of Knoxville Wastewater System Revenue (RB) Series B
    4.000%, 04/01/22.................................................            310      330,869
City of Memphis (GO) Series A
    5.000%, 04/01/25.................................................          1,250    1,492,337
Hamilton County (GO) Series B
    5.000%, 03/01/22.................................................          1,735    1,890,092
Metropolitan Government of Nashville & Davidson County (GO)
    5.000%, 07/01/22.................................................            650      715,078

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                                       FACE
                                                                                      AMOUNT^   VALUE+
                                                                                      ------- -----------
                                                                                       (000)
                                                                                      -------
TENNESSEE -- (Continued)
Metropolitan Government of Nashville & Davidson County (GO) Series A
            5.000%, 01/01/22.................................................            615  $   665,313
(Currency)  5.000%, 07/01/25 (Pre-refunded @ $100, 7/1/20)...................          3,000    3,075,690
            5.000%, 07/01/25.................................................          2,325    2,800,486
Sullivan County (GO) Series A
            5.000%, 04/01/21.................................................            450      474,197
Sumner County (GO)
            5.000%, 12/01/21.................................................            230      248,011
            5.000%, 12/01/22.................................................            640      712,915
Town of Collierville (GO) Series A
            5.000%, 01/01/21.................................................          1,095    1,143,738
                                                                                              -----------
TOTAL TENNESSEE..............................................................                  17,009,796
                                                                                              -----------
TEXAS -- (12.8%)
Austin Independent School District (GO) Series B
            5.000%, 08/01/20.................................................          2,410    2,478,830
Bexar County (GO)
            5.000%, 06/15/20.................................................            500      511,765
            5.000%, 06/15/21.................................................          1,275    1,353,464
City of Dallas (GO) Series A
            5.000%, 02/15/21.................................................            500      524,455
City of Fort Worth Water & Sewer System Revenue (RB)
            5.000%, 02/15/21.................................................          1,745    1,830,819
City of Fort Worth Water & Sewer System Revenue (RB) Series A
            5.000%, 02/15/25.................................................          1,930    2,295,986
City of Garland (GO) Series A
            5.000%, 02/15/24.................................................            200      231,374
City of Houston (GO) Series A
            5.000%, 03/01/20.................................................          1,000    1,012,400
            5.000%, 03/01/21.................................................          3,000    3,150,990
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
            5.000%, 02/01/21.................................................            700      732,942
City of San Antonio Electric & Gas Systems Revenue (RB)
            5.000%, 02/01/22.................................................          3,360    3,642,845
Conroe Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/26.................................................          2,000    2,436,000

                                                                                           FACE
                                                                                          AMOUNT^   VALUE+
                                                                                          ------- ----------
                                                                                           (000)
                                                                                          -------
TEXAS -- (Continued)
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/21..........................................................               790  $  828,536
Dallas Independent School District (GO) (PSF-GTD) Series A
    5.000%, 08/15/24..........................................................             3,250   3,818,620
El Paso Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/24..........................................................               500     586,975
Fort Bend Independent School District (GO) (PSF-GTD) Series C
    5.000%, 02/15/24..........................................................             1,275   1,477,891
Fort Worth Independent School District (GO) (PSF- GTD)
    5.000%, 02/15/26..........................................................               445     541,409
Highland Park Independent School District (GO) (PSF- GTD)
    5.000%, 02/15/20..........................................................             1,500   1,516,140
Highland Park Independent School District (GO)
    5.000%, 02/15/23..........................................................             2,000   2,242,540
Houston Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/24..........................................................             2,000   2,313,740
Houston Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/26..........................................................               750     916,530
Humble Independent School District (GO) (PSF-GTD) Series B
    5.000%, 02/15/20..........................................................             1,000   1,010,760
Katy Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/20..........................................................               750     758,093
    5.000%, 02/15/21..........................................................               400     419,564
McAllen Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/22..........................................................             2,725   2,960,821
Northwest Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/24..........................................................             1,000   1,155,960

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
TEXAS -- (Continued)
Permanent University Fund - University of Texas System (RB) Series B
    5.000%, 07/01/20.................................................          2,875  $ 2,948,312
San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.................................................            400      404,304
Texas State (GO)
    5.000%, 10/01/22.................................................          1,140    1,266,198
    5.000%, 10/01/23.................................................            375      430,065
Texas State (GO) Series A
    5.000%, 10/01/21.................................................          1,300    1,395,732
    5.000%, 04/01/25.................................................          2,185    2,617,455
    5.000%, 10/01/25.................................................          2,465    2,994,186
University of Texas System (The) (RB) Series C
    5.000%, 08/15/24.................................................          1,000    1,175,980
University of Texas System (The) (RB) Series D
    5.000%, 08/15/21.................................................            615      656,488
University of Texas System (The) (RB) Series J
    5.000%, 08/15/25.................................................          3,000    3,629,370
Williamson County (GO)
    5.000%, 02/15/21.................................................          5,640    5,917,375
                                                                                      -----------
TOTAL TEXAS..........................................................                  64,184,914
                                                                                      -----------
UTAH -- (2.1%)
Alpine School District (GO) (SCH BD GTY)
    5.000%, 03/15/21.................................................            550      578,721
Central Utah Water Conservancy District (RB) Series A
    5.000%, 10/01/20.................................................            450      465,732
Davis School District (GO) (SCH BD GTY) Series B
    5.000%, 06/01/23.................................................          2,445    2,774,513
Salt Lake County (GO) Series B
    5.000%, 12/15/24.................................................          1,600    1,902,416
Snyderville Basin Special Recreation District (GO) Series B
    4.000%, 12/15/20.................................................            540      557,161
State of Utah (GO)
    5.000%, 07/01/22.................................................          1,045    1,151,360
Utah State (GO)
    5.000%, 07/01/22.................................................            800      881,424

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
UTAH -- (Continued)
    5.000%, 07/01/24.................................................          2,000  $ 2,348,520
                                                                                      -----------
TOTAL UTAH...........................................................                  10,659,847
                                                                                      -----------
VERMONT -- (0.2%)
Vermont State (GO) Series B
    5.000%, 08/15/23.................................................          1,000    1,141,820
                                                                                      -----------
VIRGINIA -- (5.3%)
Arlington County (GO)
    5.000%, 06/15/22.................................................          3,000    3,297,960
City of Alexandria (GO) (ST AID WITHHLDG) Series D
    5.000%, 07/01/26.................................................          2,235    2,770,059
City of Hampton (GO) (ST AID WITHHLDG) Series B
    5.000%, 09/01/21.................................................            840      899,338
    5.000%, 09/01/22.................................................            475      525,288
City of Richmond (GO) (ST AID WITHHLDG) Series A
    5.000%, 03/01/20.................................................          1,635    1,655,552
City of Richmond (GO) (ST AID WITHHLDG) Series B
    5.000%, 07/15/22.................................................          1,065    1,173,428
City of Suffolk (GO) (ST AID WITHHLDG)
    5.000%, 02/01/23.................................................          1,575    1,768,095
Commonwealth of Virginia (GO) Series A
    5.000%, 06/01/25.................................................          1,430    1,723,636
Henrico County (GO)
    5.000%, 08/01/27.................................................          3,000    3,805,020
Loudoun County (GO) (ST AID WITHHLDG) Series A
    5.000%, 12/01/22.................................................          4,620    5,159,708
    5.000%, 12/01/22.................................................          1,225    1,368,104
Loudoun County (GO) (ST AID WITHHLDG) Series B
    5.000%, 12/01/20.................................................            550      572,919
Pittsylvania County (GO) (ST AID WITHHLDG)
    5.000%, 02/01/21.................................................          1,830    1,916,815
                                                                                      -----------
TOTAL VIRGINIA.......................................................                  26,635,922
                                                                                      -----------
WASHINGTON -- (7.4%)
City of Marysville Water & Sewer Revenue (RB)
    5.000%, 04/01/20.................................................            755      766,831
City of Seattle (GO) Series A
    5.000%, 05/01/26.................................................          3,165    3,900,514
City of Seattle Drainage & Wastewater Revenue (RB)
    5.000%, 09/01/20.................................................          1,500    1,547,385

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
WASHINGTON -- (Continued)
    5.000%, 04/01/21.................................................            445  $  469,052
City of Seattle Municipal Light & Power Revenue (RB)
    5.000%, 09/01/20.................................................            650     670,585
King County (GO) Series A
    5.000%, 07/01/20.................................................            265     271,720
King County (GO) Series E
    5.000%, 12/01/25.................................................          1,275   1,553,791
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
  Series A
    5.000%, 12/01/20.................................................          1,350   1,405,809
King County School District No. 411 Issaquah (GO) (SCH BD GTY)
    5.000%, 12/01/23.................................................          1,440   1,656,936
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
    5.000%, 12/01/22.................................................          2,000   2,232,360
King County Sewer Revenue (RB)
    5.000%, 01/01/21.................................................            585     611,038
King County Sewer Revenue (RB) Series B
    5.000%, 07/01/22.................................................          1,165   1,282,281
    5.000%, 07/01/25.................................................          1,305   1,572,669
Kitsap County (GO)
    5.000%, 06/01/21.................................................          1,455   1,542,882
Snohomish County School District No. 6 Mukilteo (GO) (SCH BD GTY)
    5.000%, 12/01/25.................................................          2,000   2,436,020
Spokane County (GO)
    5.000%, 12/01/20.................................................            450     468,603
Tacoma Metropolitan Park District (GO) Series B
    5.000%, 12/01/21.................................................            350     377,622
Washington State (GO) Series 2013A
    5.000%, 08/01/21.................................................            200     213,344
Washington State (GO) Series 2017-A
    5.000%, 08/01/26.................................................          1,675   2,069,094
Washington State (GO) Series A- 1
    5.000%, 08/01/21.................................................            800     853,376
Washington State (GO) Series B
    5.000%, 07/01/20.................................................            325     333,265
    5.000%, 07/01/24.................................................            800     937,032
    5.000%, 07/01/25.................................................            475     572,142

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
WASHINGTON -- (Continued)
Washington State (GO) Series C
    5.000%, 02/01/20.................................................          1,320  $ 1,332,329
    5.000%, 02/01/23.................................................            500      560,960
Washington State (GO) Series R-2012C
    4.000%, 07/01/21.................................................            100      104,701
Washington State (GO) Series R-2013A
    5.000%, 07/01/21.................................................          1,520    1,616,353
Washington State (GO) Series R-2017A
    5.000%, 08/01/22.................................................          1,000    1,104,280
Washington State (GO) Series R-2018C
    5.000%, 08/01/25.................................................          2,500    3,018,175
Washington State (GO) Series R-2018D
    5.000%, 08/01/25.................................................          1,365    1,647,924
                                                                                      -----------
TOTAL WASHINGTON.....................................................                  37,129,073
                                                                                      -----------
WEST VIRGINIA -- (0.5%)
Jefferson County Board of Education (GO) (WV BD COMM)
    4.000%, 05/01/20.................................................            250      253,520
West Virginia State (GO)
    4.000%, 11/01/20.................................................          1,975    2,029,945
                                                                                      -----------
TOTAL WEST VIRGINIA..................................................                   2,283,465
                                                                                      -----------
WISCONSIN -- (3.0%)
City of Janesville (GO)
    3.000%, 03/01/24.................................................          2,000    2,140,100
City of Madison Water Utility Revenue (RB)
    5.000%, 01/01/21.................................................          1,000    1,044,280
City of Milwaukee (GO) Series N3
    5.000%, 05/15/20.................................................          1,000    1,020,300
Germantown School District (GO) Series A
    5.000%, 04/01/27.................................................          1,000    1,258,090
Milwaukee County (GO) Series E
    2.000%, 12/01/20.................................................          1,060    1,068,915
Milwaukee County Metropolitan Sewer District (GO) Series A
    5.000%, 10/01/25.................................................          2,635    3,197,335

DFA MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                          FACE
                                                                         AMOUNT^     VALUE+
                                                                         -------   ----------
                                                                          (000)
                                                                         -------
WISCONSIN -- (Continued)
Oak Creek Franklin Joint School District (GO) Series B
   3.000%, 04/01/20...................................................      630    $  634,473
Wisconsin State (GO) Series 2
   5.000%, 11/01/20...................................................      600       622,956
   5.000%, 11/01/22...................................................    1,400     1,556,632
Wisconsin State (GO) Series 3
   5.000%, 11/01/22...................................................    1,875     2,084,775

                                                                          FACE
                                                                         AMOUNT^    VALUE+
                                                                         ------- ------------
                                                                          (000)
                                                                         -------
WISCONSIN -- (Continued)
Wisconsin State (GO) Series B
   5.000%, 05/01/21...................................................     400   $    422,956
                                                                                 ------------
TOTAL WISCONSIN.......................................................             15,050,812
                                                                                 ------------
TOTAL MUNICIPAL BONDS.................................................            501,270,225
                                                                                 ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $491,440,732)................................................           $501,270,225
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -------------------------------------------
                                                   LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                                   -------- ------------ -------- ------------
Municipal Bonds...................................       -- $501,270,225       -- $501,270,225
                                                   -------- ------------ -------- ------------
TOTAL.............................................       -- $501,270,225       -- $501,270,225
                                                   ======== ============ ======== ============

                See accompanying Notes to Financial Statements.

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               October 31, 2019

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
MUNICIPAL BONDS -- (97.8%)
ALABAMA -- (0.5%)
Alabama State (GO) Series A
    5.000%, 08/01/20.................................................    5,495  $ 5,651,113
    5.000%, 08/01/21.................................................    1,450    1,546,483
    5.000%, 08/01/21.................................................    6,030    6,431,236
                                                                                -----------
TOTAL ALABAMA........................................................            13,628,832
                                                                                -----------
ALASKA -- (0.1%)
Alaska State (GO) Series B
    5.000%, 08/01/20.................................................    3,920    4,029,603
                                                                                -----------
ARIZONA -- (0.9%)
Arizona State Transportation Board
  (RB)
    5.000%, 07/01/20.................................................    5,000    5,126,800
City of Phoenix (GO)
    4.000%, 07/01/20.................................................    1,085    1,105,430
    5.000%, 07/01/20.................................................    1,245    1,276,573
    4.000%, 07/01/21.................................................    5,970    6,251,665
Madison Elementary School
  District No. 38 (GO) Series A
    2.000%, 07/01/20.................................................    1,400    1,408,050
Maricopa County Community
  College District (GO)
    3.000%, 07/01/20.................................................    6,505    6,584,946
Maricopa County School District
  No. 3 Tempe Elementary (GO)
    3.000%, 07/01/21.................................................    1,410    1,452,949
                                                                                -----------
TOTAL ARIZONA........................................................            23,206,413
                                                                                -----------
ARKANSAS -- (0.8%)
Arkansas State (GO)
    5.000%, 04/01/21.................................................    4,300    4,532,415
    5.000%, 04/01/21.................................................    6,495    6,846,055
    5.000%, 06/15/21.................................................    8,730    9,270,125
                                                                                -----------
TOTAL ARKANSAS.......................................................            20,648,595
                                                                                -----------
CALIFORNIA -- (1.2%)
    California State (GO)
    2.000%, 11/01/19.................................................      695      695,000
    5.000%, 10/01/21.................................................    2,215    2,379,420
    City of Los Angeles (RN)
    5.000%, 06/25/20.................................................   20,255   20,774,338
    County of Riverside (RN)
    5.000%, 06/30/20.................................................    6,665    6,841,356
                                                                                -----------
    TOTAL CALIFORNIA.................................................            30,690,114
                                                                                -----------

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
COLORADO -- (2.1%)
City & County of Denver (GO) Series A
    5.000%, 08/01/20.................................................    4,920  $ 5,060,515
Colorado State (RN)
    3.000%, 06/26/20.................................................   30,000   30,363,600
    5.000%, 06/26/20.................................................   10,000   10,250,800
Denver City & County School District No. 1 (GO) (ST AID WITHHLDG)
    5.000%, 12/01/19.................................................    3,675    3,685,658
    5.000%, 12/01/20.................................................    2,000    2,082,900
Jefferson County School District R-1 (GO) (ST AID WITHHLDG)
    5.000%, 12/15/20.................................................    3,510    3,659,912
Weld County School District No. RE-4 (GO) (ST AID WITHHLDG)
    4.000%, 12/01/22.................................................    1,000    1,084,790
                                                                                -----------
TOTAL COLORADO.......................................................            56,188,175
                                                                                -----------
CONNECTICUT -- (0.9%)
City of Danbury (GO) (BAN)
    3.000%, 07/16/20.................................................    2,500    2,533,225
City of Middletown (GO)
    5.000%, 04/01/21.................................................    1,905    2,013,776
Town of Fairfield (GO)
    3.000%, 07/10/20.................................................    5,000    5,063,150
Town of Greenwich (GO)
    3.000%, 01/16/20.................................................   12,800   12,853,248
                                                                                -----------
TOTAL CONNECTICUT....................................................            22,463,399
                                                                                -----------
DELAWARE -- (0.2%)
Delaware State (GO)
    5.000%, 03/01/20.................................................    3,000    3,037,890
Delaware State (GO) Series B
    5.000%, 02/01/20.................................................    2,755    2,780,869
                                                                                -----------
TOTAL DELAWARE.......................................................             5,818,759
                                                                                -----------
DISTRICT OF COLUMBIA -- (0.1%)
District of Columbia (GO) Series A
    5.000%, 06/01/20.................................................    2,320    2,371,295
                                                                                -----------
FLORIDA -- (2.3%)
    Florida State (GO)
    5.000%, 07/01/20.................................................    3,500    3,588,305
    Florida State (GO) Series A
    5.000%, 06/01/20.................................................    2,850    2,913,356

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
                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
FLORIDA -- (Continued)
            5.000%, 06/01/20................................................. 12,730  $13,012,988
            5.000%, 01/01/21.................................................  2,340    2,444,434
Florida State (GO) Series B
            5.000%, 06/01/20.................................................  1,000    1,022,230
            5.000%, 07/01/20.................................................  2,705    2,773,247
Florida State (GO) Series C
            5.000%, 06/01/20.................................................  1,120    1,144,898
            5.000%, 06/01/20.................................................  5,940    6,072,046
Florida State (GO) Series E
            5.000%, 06/01/20................................................. 11,210   11,459,198
Florida State (GO) Series F
            5.000%, 06/01/20.................................................  1,000    1,022,230
Orange County Water Utility System Revenue (RB)
            5.000%, 10/01/21.................................................  2,500    2,683,100
School District of Broward County (RN)
            3.000%, 06/30/20.................................................  7,475    7,566,644
Tampa Bay Water (RB)
            5.000%, 10/01/20.................................................  2,000    2,069,360
(Currency)  5.000%, 10/01/25 (Pre-refunded @ $100, 10/1/20)..................  2,160    2,233,699
                                                                                      -----------
TOTAL FLORIDA................................................................          60,005,735
                                                                                      -----------
GEORGIA -- (6.2%)
City of Atlanta Water & Wastewater Revenue (RB) (AGM) Series B
(Currency)  5.375%, 11/01/39 (Pre-refunded @ $100, 11/1/19)..................  8,815    8,815,000
Cobb County (GO)
            3.000%, 11/26/19................................................. 32,000   32,042,880
            5.000%, 01/01/21.................................................  3,710    3,875,132
            5.000%, 01/01/22.................................................    500      541,355
Cobb County School District
            3.000%, 12/18/19................................................. 10,000   10,024,500
DeKalb County School District (GO) (ST AID WITHHLDG)
            4.000%, 10/01/20.................................................  3,000    3,076,740
Forsyth County School District (GO)
            5.000%, 02/01/20.................................................  3,525    3,557,924
Fulton County (RN)
            2.500%, 12/31/19................................................. 24,900   24,956,772
Gainesville & Hall County Hospital Authority (RB)
            5.500%, 02/15/45 (Pre-refunded @ $100, 2/15/20).................. 11,575   11,715,983

                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
                                                                              -------
GEORGIA -- (Continued)
Georgia State (GO) Series A-1
            5.000%, 02/01/20.................................................  8,510  $  8,589,483
Georgia State (GO) Series C
            5.000%, 07/01/20.................................................  1,350     1,384,331
            5.000%, 10/01/20.................................................  5,000     5,175,250
Georgia State (GO) Series E
            5.000%, 12/01/19.................................................  6,200     6,217,980
            5.000%, 12/01/20................................................. 13,120    13,663,824
Georgia State (GO) Series F
            5.000%, 07/01/20.................................................  5,000     5,127,150
            5.000%, 01/01/21.................................................  2,330     2,433,988
Georgia State (GO) Series I
            5.000%, 07/01/20.................................................  1,890     1,938,063
Georgia State Road & Tollway Authority (RB) (ST GTD) Series A
            5.000%, 03/01/20................................................. 11,000    11,138,930
Gwinnett County School District (GO)
            4.000%, 02/01/20.................................................  8,750     8,810,725
                                                                                      ------------
TOTAL GEORGIA................................................................          163,086,010
                                                                                      ------------
HAWAII -- (2.2%)
City & County of Honolulu (GO) Series B
            5.000%, 11/01/19.................................................  8,000     8,000,000
City & Henrico County (GO) Series B
(Currency)  5.000%, 12/01/30 (Pre- refunded @ $100, 12/1/20).................  5,000     5,206,700
Hawaii State (GO) Series DY
            5.000%, 02/01/20.................................................  1,010     1,019,383
Hawaii State (GO) Series EF
            5.000%, 11/01/19................................................. 23,455    23,455,000
            5.000%, 11/01/21.................................................  5,500     5,916,900
Hawaii State (GO) Series EO
            4.000%, 08/01/20.................................................  1,990     2,032,029
            5.000%, 08/01/22.................................................  6,000     6,622,260
Hawaii State (GO) Series FN
            5.000%, 10/01/21.................................................  4,750     5,092,285
                                                                                      ------------
TOTAL HAWAII.................................................................           57,344,557
                                                                                      ------------
KANSAS -- (0.7%)
City of Olathe (GO) Series A
            3.000%, 08/01/20................................................. 10,000    10,130,900
City of Wichita (GO) Series A
            5.000%, 12/01/19.................................................  3,960     3,971,444

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CONTINUED

                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- -----------
                                                                          (000)
                                                                         -------
KANSAS -- (Continued)
State of Kansas Department of Transportation Series C
            5.000%, 09/01/20............................................  5,000  $ 5,158,350
                                                                                 -----------
TOTAL KANSAS............................................................          19,260,694
                                                                                 -----------
KENTUCKY -- (0.8%)
Louisville & Jefferson County (RB)
(Currency)  5.000%, 12/01/35 (Pre-refunded @ $100, 12/1/35).............  1,675    1,835,013
Louisville & Jefferson County Metropolitan Government (GO) Series A
            5.000%, 12/01/19............................................  4,095    4,106,753
Louisville Water Co (RB)
            5.000%, 11/15/20............................................  8,280    8,609,130
            5.000%, 11/15/21............................................  2,825    3,044,446
Louisville/Jefferson County Metropolitan Government (GO) Series A
            5.000%, 08/01/20............................................  4,110    4,226,765
                                                                                 -----------
TOTAL KENTUCKY..........................................................          21,822,107
                                                                                 -----------
LOUISIANA -- (0.2%)
Louisiana State (GO) Series C
            5.000%, 08/01/21............................................  5,000    5,323,750
                                                                                 -----------
MARYLAND -- (8.5%)
Anne County Arundel (GO)
            5.000%, 04/01/20............................................  4,410    4,479,281
            5.000%, 04/01/20............................................  5,410    5,494,991
            5.000%, 10/01/20............................................  1,790    1,852,399
            5.000%, 04/01/21............................................ 12,740   13,426,813
Baltimore County (GO)
            5.000%, 03/01/20............................................  1,850    1,873,181
            5.000%, 03/01/20............................................  3,510    3,553,980
            4.000%, 03/19/20............................................ 30,000   30,331,500
            5.000%, 02/01/21............................................  3,520    3,687,869
Harford County (GO) Series B
            5.000%, 02/01/20............................................  2,650    2,674,698
Howard County (GO) Series A
            5.000%, 08/15/20............................................ 14,215   14,642,161
Maryland State (GO)
            4.500%, 08/01/20............................................  4,015    4,114,893
Maryland State (GO) Series 1
            5.000%, 03/15/20............................................  3,590    3,641,229
Maryland State (GO) Series 1-A
            5.000%, 03/01/20............................................  7,250    7,342,438
Maryland State (GO) Series A
            5.000%, 03/01/20............................................  1,980    2,005,245

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
                                                                        -------
MARYLAND -- (Continued)
Maryland State (GO) Series B
     5.000%, 08/01/20..................................................  8,425  $  8,669,746
     5.000%, 08/01/20..................................................  5,000     5,145,250
     5.000%, 08/01/21..................................................  5,000     5,334,500
Maryland State (GO) Series C
     5.000%, 11/01/19..................................................  4,000     4,000,000
     5.000%, 08/01/20..................................................  8,810     9,065,931
Maryland State Department of Transportation (RB)
     5.000%, 12/15/19.................................................. 15,745    15,814,121
Montgomery County (GO) Series A
     5.000%, 11/01/19..................................................  4,660     4,660,000
     5.000%, 11/01/19..................................................  1,400     1,400,000
     5.000%, 11/01/19..................................................  3,450     3,450,000
     5.000%, 12/01/19.................................................. 14,800    14,842,032
     5.000%, 07/01/20..................................................  3,615     3,705,230
Montgomery County (GO) Series B
     5.000%, 12/01/19..................................................  7,475     7,496,229
     5.000%, 12/01/21..................................................  4,000     4,310,560
Prince County George's (GO) Series A
     5.000%, 07/15/20.................................................. 11,720    12,033,041
Prince County George's (GO) Series C
     5.000%, 08/01/20..................................................  6,980     7,178,302
Prince George's County (GO) Series B
     4.000%, 03/01/20..................................................  9,780     9,870,269
Talbot County (GO)
     2.000%, 12/15/21..................................................  1,330     1,353,820
Washington Suburban Sanitary Commission (GO)
     5.000%, 06/01/20..................................................  3,720     3,801,580
                                                                                ------------
TOTAL MARYLAND.........................................................          221,251,289
                                                                                ------------
MASSACHUSETTS -- (5.0%)
City of Cambridge (GO)
     5.000%, 02/15/20..................................................  4,865     4,918,321
City of Quincy (GO)
     3.250%, 01/17/20.................................................. 15,000    15,070,800
     2.250%, 07/10/20.................................................. 11,000    11,079,200
City of Quincy (GO) Series A
     3.000%, 06/12/20.................................................. 10,000    10,112,800
City of Springfield (GO) (ST AID WITHHLDG)
     5.000%, 09/01/21..................................................  4,240     4,533,238
Commonwealth of Massachusetts (GO) Series A
     5.000%, 03/01/20..................................................  6,840     6,926,389

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
                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
                                                                              -------
MASSACHUSETTS -- (Continued)
            5.000%, 04/01/20................................................. 10,000  $ 10,158,700
            4.000%, 04/23/20................................................. 10,000    10,134,400
            5.000%, 05/01/21................................................. 10,000    10,572,400
Commonwealth of Massachusetts (GO) Series B
            4.000%, 05/21/20.................................................  5,000     5,078,100
Commonwealth of Massachusetts (GO) Series C
            5.000%, 04/01/20.................................................  2,700     2,742,849
            5.000%, 08/01/20................................................. 18,500    19,032,615
            5.000%, 10/01/21.................................................  8,000     8,585,920
Commonwealth of Massachusetts (GO) (AGM) Series B
            5.250%, 09/01/21.................................................  2,405     2,584,341
Massachusetts Clean Water Trust (The) (RB)
            5.000%, 08/01/20.................................................  5,830     5,996,971
Massachusetts Water Resources Authority (RB) Series G
            5.000%, 08/01/20.................................................  3,000     3,085,680
                                                                                      ------------
TOTAL MASSACHUSETTS..........................................................          130,612,724
                                                                                      ------------
MICHIGAN -- (0.5%)
Michigan State (GO)
            5.000%, 11/01/19................................................. 13,000    13,000,000
                                                                                      ------------
MINNESOTA -- (3.0%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................  1,290     1,350,862
Chaska Independent School District No. 112 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................    590       617,689
City of Minneapolis (GO)
            2.000%, 12/01/19.................................................  3,690     3,692,435
            4.000%, 12/01/19.................................................  3,435     3,442,385
            5.000%, 12/01/19.................................................  1,300     1,303,770
            5.000%, 12/01/19.................................................  6,545     6,563,980
City of Saint Cloud (RB) Series A
(Currency)  5.125%, 05/01/30 (Pre- refunded @ $100, 5/1/20)..................    950       968,269

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MINNESOTA -- (Continued)
City of State Paul (GO) Series D
            5.000%, 03/01/20.................................................  1,515  $1,533,983
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................  1,000   1,046,930
Elk River Independent School District No. 728 (GO) (SD CRED PROG) Series C
            5.000%, 02/01/20.................................................  5,000   5,045,850
            5.000%, 02/01/21.................................................  2,000   2,093,860
Hennepin County (GO) Series B
            5.000%, 12/01/21.................................................    650     701,461
Hennepin County Sales Tax Revenue (RB)
            5.000%, 12/15/19.................................................    345     346,518
Housing & Redevelopment Authority of The City of Saint Paul Minnesota (RB)
  Series A1
(Currency)  5.250%, 11/15/29 (Pre-refunded @ $100, 11/15/19).................  2,210   2,212,718
Metropolitan Council (GO) Series A
            5.000%, 03/01/20.................................................  4,000   4,050,400
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/20.................................................  2,250   2,270,633
Minnesota State (GO) Series A
            5.000%, 08/01/20.................................................  1,000   1,028,560
            5.000%, 08/01/20.................................................  3,000   3,085,680
            5.000%, 08/01/20.................................................  3,145   3,234,821
            5.000%, 10/01/20.................................................  3,705   3,834,527
Minnesota State (GO) Series B
            4.000%, 08/01/20.................................................  8,800   8,986,560
Minnesota State (GO) Series D
            5.000%, 08/01/20.................................................    740     761,134
            5.000%, 08/01/20.................................................  6,330   6,510,785
            5.000%, 08/01/21.................................................  7,230   7,713,687
Minnesota State (GO) (ETM) Series D
(Currency)  5.000%, 08/01/20 (Pre-refunded @ $100, 8/1/20)...................     10      10,283

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
                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
                                                                      -------
MINNESOTA -- (Continued)
Olmsted County (GO) Series A
    4.000%, 02/01/20.................................................    700  $   704,837
Osseo Independent School District No. 279 (GO) (SD CRED PROG)
  Series C
    5.000%, 02/01/21.................................................  4,650    4,869,387
Watertown-Mayer Independent School District No. 111 (GO) (SD CRED
  PROG) Series B
    4.000%, 02/01/20.................................................  1,610    1,620,771
                                                                              -----------
TOTAL MINNESOTA......................................................          79,602,775
                                                                              -----------
MISSOURI -- (0.9%)
Clayton School District (GO)
    5.000%, 03/01/20.................................................  3,115    3,154,031
Jackson County Reorganized School District No. 7 (GO)
    3.000%, 03/01/21.................................................  2,375    2,433,544
Missouri State (GO) Series A
    5.000%, 12/01/20.................................................  4,515    4,701,650
Saint Louis County Reorganized School District No. R-6 (GO)
    4.000%, 02/01/20................................................. 12,775   12,863,275
                                                                              -----------
TOTAL MISSOURI.......................................................          23,152,500
                                                                              -----------
NEBRASKA -- (0.4%)
Lancaster County School District 001 (GO)
    5.000%, 01/15/21.................................................  1,620    1,693,516
Metropolitan Utilities District of Omaha (RB)
    5.000%, 12/01/20.................................................  4,340    4,517,506
Omaha Public Power District (RB) Series B
    5.000%, 02/01/20.................................................  4,620    4,662,827
                                                                              -----------
TOTAL NEBRASKA.......................................................          10,873,849
                                                                              -----------
NEW HAMPSHIRE -- (0.1%)
City of Nashua (GO)
    4.000%, 07/15/21.................................................  1,720    1,802,732
                                                                              -----------
NEW JERSEY -- (3.8%)
Bergen County (GO)
    3.000%, 06/12/20.................................................  3,000    3,033,270
City of Jersey (GO) Series
    2.000%, 06/18/20................................................. 15,000   15,080,700
Hudson County (GO)
    4.000%, 12/10/19................................................. 30,000   30,097,800

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
                                                                      -------
NEW JERSEY -- (Continued)
Monmouth County (GO)
    5.000%, 07/15/20.................................................  4,540  $ 4,661,945
    5.000%, 07/15/21.................................................  3,770    4,015,163
Somerset County (GO)
    3.000%, 09/11/20................................................. 10,600   10,764,724
Sussex County (GO)
    2.500%, 06/19/20.................................................  5,000    5,039,600
Township of Berkeley Heights (GO)
    3.000%, 07/10/20................................................. 10,000   10,116,600
Township of Cherry Hill (GO)
    2.000%, 10/29/20.................................................  6,000    6,048,480
Township of North Brunswick (GO) (BAN) Series A
    3.000%, 07/21/20................................................. 10,000   10,123,100
                                                                              -----------
TOTAL NEW JERSEY.....................................................          98,981,382
                                                                              -----------
NEW MEXICO -- (1.0%)
New Mexico State (GO)
    5.000%, 03/01/20................................................. 15,000   15,187,050
    5.000%, 03/01/21.................................................  4,000    4,200,760
New Mexico State (GO) Series B
    5.000%, 03/01/20.................................................  3,775    3,822,074
State of New Mexico Severance Tax Permanent Fund (RB) Series A
    5.000%, 07/01/20.................................................  2,085    2,137,605
                                                                              -----------
TOTAL NEW MEXICO.....................................................          25,347,489
                                                                              -----------
NEW YORK -- (5.0%)
City of New York (GO) Series A-1
    4.000%, 08/01/20.................................................  1,400    1,429,680
City of New York (GO) Series B
    5.000%, 08/01/20.................................................    865      889,704
    5.000%, 08/01/22.................................................  1,000    1,103,430
    5.000%, 08/01/22.................................................  1,220    1,346,185
City of New York (GO) Series C
    5.000%, 08/01/20.................................................  1,975    2,031,406
City of New York (GO) Series E
    5.000%, 08/01/20.................................................  3,565    3,666,816
    5.000%, 08/01/20.................................................  2,570    2,643,399
    5.000%, 08/01/21.................................................  1,500    1,599,000
    5.000%, 08/01/21................................................. 10,000   10,660,000
City of New York (GO) Series F
    5.000%, 08/01/21.................................................  1,000    1,066,000

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
                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
NEW YORK -- (Continued)
City of New York (GO) Series G
            5.000%, 08/01/21.................................................  5,915  $ 6,305,390
City of New York (GO) Series J7
            5.000%, 08/01/20.................................................  5,000    5,142,800
City of Rochester (GO) Series II
            3.000%, 08/06/20................................................. 14,000   14,196,280
Hilton Central School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/21.................................................    685      695,494
Metropolitan Transportation Authority (RB) (ETM) Series A
(Currency)  5.000%, 11/15/21 (Pre-refunded @ $100, 11/15/21).................     85       91,871
Metropolitan Transportation Authority (RB) Series A
            5.000%, 11/15/21.................................................    515      553,172
New York State Dormitory Authority (RB) Series
            5.000%, 12/15/21.................................................  3,545    3,831,507
New York State Dormitory Authority (RB) Series A
            5.000%, 02/15/20.................................................  2,900    2,931,523
            5.000%, 02/15/20.................................................  5,100    5,155,437
            4.000%, 03/15/20.................................................    600      606,294
            5.000%, 03/15/20.................................................  5,115    5,187,173
            5.000%, 03/15/21.................................................  1,795    1,888,986
            5.000%, 03/15/21................................................. 17,900   18,837,244
(Currency)  5.500%, 07/01/25 (Pre-refunded @ $100, 7/1/20)...................    500      514,350
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/20................................................. 15,000   15,163,050
            5.000%, 03/15/20.................................................  3,565    3,615,302
            5.000%, 03/15/21.................................................  3,150    3,314,934
            5.000%, 02/15/22.................................................  4,000    4,349,120
New York State Dormitory Authority (RB) Series E
            5.000%, 03/15/20.................................................  1,400    1,419,754
            5.000%, 03/15/21.................................................  2,000    2,104,720
New York State Urban Development Corp. (RB) (NATL)
            5.500%, 03/15/20.................................................  4,250    4,317,660

                                                                                           FACE
                                                                                          AMOUNT^    VALUE+
                                                                                          ------- ------------
                                                                                           (000)
                                                                                          -------
NEW YORK -- (Continued)
New York State Urban Development Corp. (RB) Series A
    5.000%, 03/15/20.....................................................................    550  $    557,761
Triborough Bridge & Tunnel Authority (RB) Series A-1
    5.000%, 11/15/19.....................................................................    500       500,605
Triborough Bridge & Tunnel Authority (RB) Series B
    5.000%, 11/15/19.....................................................................  1,000     1,001,210
Ulster County (GO)
    3.250%, 11/20/19.....................................................................  1,000     1,001,050
                                                                                                  ------------
TOTAL NEW YORK...........................................................................          129,718,307
                                                                                                  ------------
NORTH CAROLINA -- (4.1%)
City of Charlotte (GO)
    5.000%, 12/01/20.....................................................................  1,605     1,671,704
City of Charlotte Water & Sewer System Revenue (RB)
    5.000%, 07/01/20.....................................................................  3,375     3,461,062
City of Raleigh (GO) Series A
    5.000%, 09/01/20.....................................................................  1,980     2,043,043
Davie County (GO)
    5.000%, 05/01/20.....................................................................  1,595     1,625,177
Guilford County (GO) Series A
    4.000%, 02/01/20.....................................................................  2,135     2,149,817
    5.000%, 02/01/21.....................................................................  2,430     2,546,203
Mecklenburg County (GO)
    5.000%, 02/01/21.....................................................................    950       995,068
    5.000%, 03/01/21.....................................................................  9,555    10,038,483
Mecklenburg County (GO) Series C
    5.000%, 12/01/19.....................................................................  1,500     1,504,305
North Carolina State (GO)
    5.000%, 06/01/20.....................................................................  1,175     1,201,179
North Carolina State (GO) Series A
    5.000%, 05/01/20.....................................................................  2,220     2,262,335
    5.000%, 06/01/20..................................................................... 18,300    18,707,724
    5.000%, 06/01/21..................................................................... 12,440    13,195,357
North Carolina State (GO) Series B
    5.000%, 06/01/20.....................................................................  5,000     5,111,400
    5.000%, 06/01/22.....................................................................  2,880     3,163,478
North Carolina State (GO) Series C
    4.000%, 05/01/20.....................................................................  1,640     1,663,255
North Carolina State (GO) Series D
    4.000%, 06/01/21.....................................................................  2,925     3,057,064

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CONTINUED


                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
                                                                              -------
NORTH CAROLINA -- (Continued)
North Carolina State (GO) Series E
            5.000%, 05/01/20................................................. 14,615  $ 14,893,708
Wake County (GO) Series A
            5.000%, 02/01/20.................................................  4,500     4,541,805
Wake County (GO) Series B
            5.000%, 02/01/20................................................. 12,665    12,782,658
Wake County (GO) Series C
            5.000%, 03/01/22.................................................  1,825     1,986,805
                                                                                      ------------
TOTAL NORTH CAROLINA.........................................................          108,601,630
                                                                                      ------------
OHIO -- (5.3%)
City of Columbus (GO) Series 1
            5.000%, 07/01/20................................................. 10,000    10,251,600
City of Columbus (GO) Series A
            3.000%, 02/15/20................................................. 13,250    13,318,237
            5.000%, 02/15/20.................................................    800       808,584
            5.000%, 08/15/20.................................................  2,350     2,420,053
            4.000%, 02/15/21.................................................  1,690     1,751,026
            5.000%, 04/01/21.................................................  6,495     6,843,262
            5.000%, 04/01/21.................................................  1,500     1,580,430
            3.000%, 07/01/21................................................. 12,830    13,218,621
            5.000%, 07/01/21.................................................  1,010     1,073,681
Ohio State (GO)
            5.000%, 09/01/20.................................................  6,380     6,582,629
            5.000%, 09/01/20.................................................  4,340     4,477,838
Ohio State (GO) Series A
            2.000%, 03/01/20.................................................  2,900     2,908,236
            3.000%, 05/01/20.................................................  5,000     5,045,950
            5.000%, 05/01/20.................................................  7,000     7,132,790
            5.000%, 09/15/21.................................................  6,700     7,179,385
            5.000%, 09/15/21.................................................  2,335     2,502,069
Ohio State (GO) Series B
            5.000%, 08/01/20................................................. 10,000    10,285,600
            2.000%, 09/01/20.................................................  2,500     2,518,000
            5.000%, 06/15/21.................................................  9,500    10,087,765
Ohio State (GO) Series Q
            5.000%, 05/01/20.................................................  1,635     1,666,098
Ohio State (GO) Series R
            5.000%, 05/01/20................................................. 11,830    12,055,007
Ohio State (GO) Series T
            5.000%, 04/01/21.................................................  2,040     2,150,262
Ohio State Water Development Authority (RB) Series A
            5.000%, 06/01/21.................................................  1,825     1,935,230
(Currency)  5.000%, 12/01/24 (Pre- refunded @ $100, 12/1/19).................  7,000     7,020,440

                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
                                                                              -------
OHIO -- (Continued)
Ohio Water Development Authority (RB) Series A
(Currency)  5.000%, 12/01/26 (Pre- refunded @ $100, 12/1/19).................  4,000  $  4,011,680
                                                                                      ------------
TOTAL OHIO...................................................................          138,824,473
                                                                                      ------------
OKLAHOMA -- (0.5%)
City of Tulsa (GO) Series A
            5.000%, 12/01/21.................................................  7,650     8,258,940
Tulsa County Independent School District No. 1 Tulsa (GO) Series B
            2.000%, 08/01/20.................................................  5,000     5,029,800
                                                                                      ------------
TOTAL OKLAHOMA...............................................................           13,288,740
                                                                                      ------------
OREGON -- (2.4%)
City of Portland (GO)
            3.000%, 06/25/20................................................. 10,000    10,119,400
City of Portland Sewer System Revenue (RB) Series A
            5.000%, 06/01/20.................................................  3,500     3,577,595
City of Portland Water System (RB) Series A
            5.000%, 04/01/20.................................................  8,005     8,131,079
Metro (GO)
            5.000%, 06/01/20.................................................  2,125     2,172,345
            5.000%, 06/01/20.................................................  3,800     3,884,664
Metro (GO) Series A
            5.000%, 06/01/21.................................................  2,110     2,237,444
Multnomah County (GO)
            5.000%, 06/01/21.................................................  1,850     1,961,740
Oregon State (GO) Series A
            5.000%, 05/01/20.................................................  1,025     1,044,393
Oregon State (GO) Series D
            4.000%, 05/01/21.................................................  6,085     6,342,578
Oregon State (GO) Series F
            3.000%, 05/01/20.................................................  7,755     7,825,881
Oregon State (GO) Series L
            5.000%, 11/01/19................................................. 11,515    11,515,000
Oregon State (GO) Series M
            5.000%, 11/01/20.................................................  2,000     2,075,900
Oregon State (GO) Series N
            5.000%, 05/01/21.................................................  1,000     1,056,980

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CONTINUED


                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
OREGON -- (Continued)
Tri-County Metropolitan Transportation District of Oregon (RB) Series A
(Currency)  5.000%, 09/01/23 (Pre-refunded @ $100, 9/1/22)...................      250  $   276,895
                                                                                        -----------
TOTAL OREGON.................................................................            62,221,894
                                                                                        -----------
PENNSYLVANIA -- (0.8%)
Commonwealth of Pennsylvania (GO) Series 1
            5.000%, 04/01/20.................................................    8,500    8,631,750
Commonwealth of Pennsylvania (GO) Series REF
            5.000%, 07/01/22.................................................    2,000    2,198,020
Montgomery County Industrial Development Authority (RB) (FHA INS)
(Currency)  5.375%, 08/01/38 (Pre-refunded @ $100, 8/1/20)...................   10,000   10,314,700
                                                                                        -----------
TOTAL PENNSYLVANIA...........................................................            21,144,470
                                                                                        -----------
SOUTH CAROLINA -- (4.4%)
Aiken County Consolidated School District (GO) (SCSDE) Series A
            5.000%, 03/01/20.................................................    3,000    3,037,590
Beaufort County School District (GO) (SCSDE) Series B
            5.000%, 03/01/20.................................................    7,000    7,086,590
Berkeley County School District (GO) (SCSDE) Series A
            5.000%, 03/01/20.................................................    1,085    1,098,595
Charleston County (GO) Series B
            5.000%, 11/01/20.................................................   12,000   12,455,400
Charleston County School District (BAN) (SCSDE) Series A
            2.500%, 11/15/19.................................................   10,000   10,005,400
Charleston County School District (BAN) (SCSDE) Series B
            4.000%, 05/13/20.................................................    2,000    2,029,680

                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
                                                                                -------
SOUTH CAROLINA -- (Continued)
Dorchester County School District No. 2 (GO) (SCSDE) Series A
            5.000%, 03/01/21.................................................    1,885  $  1,980,890
Florence County (GO) (ST AID WITHHLDG)
            4.000%, 06/01/20.................................................    7,475     7,597,141
Lexington & Richland School District No. 5 (GO) (SCSDE) Series B
            5.000%, 03/01/20.................................................    8,235     8,338,185
            5.000%, 03/01/21.................................................    1,660     1,744,444
Oconee County School District (GO) (SCSDE)
            5.000%, 03/01/20.................................................    4,900     4,961,397
Richland County (GO) Series A
            3.000%, 02/27/20.................................................   15,000    15,083,400
Richland County School District No. 2 (GO) (SCSDE)
            5.000%, 03/01/20.................................................      910       921,402
Richland County School District No. 2 (GO) (SCSDE) Series A
            5.000%, 02/01/20.................................................    5,520     5,571,446
            5.000%, 02/01/21.................................................    7,000     7,333,830
South Carolina Jobs-Economic Dev Authority (RB) Series A
(Currency)  6.250%, 04/01/35 (Pre-refunded @ $ 100, 4/1/20)..................    2,180     2,225,126
(Currency)  6.500%, 04/01/42 (Pre-refunded @ $ 100, 4/1/20)..................    2,000     2,043,340
South Carolina State (GO) (ST AID WITHHLDG) Series A
            4.000%, 04/01/20.................................................    1,185     1,198,853
            5.000%, 10/01/20.................................................    7,760     8,031,290
South Carolina State (GO) Series A
            5.000%, 06/01/20.................................................    8,945     9,143,311
Spartanburg County School District No. 6 (GO) (SCSDE)
            5.000%, 04/01/21.................................................    3,905     4,116,065
                                                                                        ------------
TOTAL SOUTH CAROLINA.........................................................            116,003,375
                                                                                        ------------

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
                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
TENNESSEE -- (2.5%)
City of Cleveland (GO)
            5.000%, 12/01/19.................................................    3,430  $ 3,439,776
City of Knoxville Wastewater System Revenue (RB) Series A
            5.000%, 04/01/20.................................................    2,000    2,031,080
City of Memphis (GO) Series A
            5.000%, 04/01/20.................................................    8,060    8,186,300
            5.000%, 04/01/21.................................................    4,550    4,794,653
Hamilton County (GO) Series A
            5.000%, 05/01/21.................................................    3,895    4,117,950
Metropolitan Government of Nashville & Davidson County (GO)
            5.000%, 07/01/21.................................................    9,055    9,625,918
Metropolitan Government of Nashville & Davidson County (GO) Series A
(Currency)  5.000%, 07/01/25 (Pre-refunded @ $100, 7/1/20)...................      525      538,246
Metropolitan Government of Nashville & Davidson County Electric Revenue (RB)
Series A
            5.000%, 05/15/20.................................................    2,000    2,040,600
Shelby County (GO) Series A
            5.000%, 04/01/20.................................................   18,135   18,420,626
            5.000%, 03/01/21.................................................    2,550    2,679,719
Tennessee State (GO) Series A
            5.000%, 02/01/20.................................................    3,500    3,532,795
            5.000%, 09/01/20.................................................    5,010    5,169,969
                                                                                        -----------
TOTAL TENNESSEE..............................................................            64,577,632
                                                                                        -----------
TEXAS -- (12.0%)
Austin Community College District (GO)
            5.000%, 08/01/20.................................................    3,715    3,818,314
Austin Independent School District (GO) Series B
            5.000%, 08/01/20.................................................    3,705    3,810,815
Bexar County Health Facilities Dev. Corp. (RB)
(Currency)  6.200%, 07/01/45 (Pre-refunded @ $100, 7/1/20)...................    3,030    3,127,960
City of Allen (GO)
            5.000%, 08/15/21.................................................    1,840    1,964,126

                                                                           FACE
                                                                          AMOUNT^   VALUE+
                                                                          ------- -----------
                                                                           (000)
                                                                          -------
TEXAS -- (Continued)
City of Austin (GO)
     5.000%, 09/01/20..................................................   16,250  $16,764,637
City of Dallas (GO)
     5.000%, 02/15/21..................................................    1,500    1,573,365
City of Fort Worth (GO)
     3.000%, 03/01/20..................................................   20,665   20,787,130
     3.000%, 03/01/22..................................................    4,520    4,709,659
City of Frisco (GO) Series A
     5.000%, 02/15/20..................................................    3,485    3,522,882
     5.000%, 02/15/21..................................................    4,825    5,060,991
City of Houston (RN)
     3.000%, 06/26/20..................................................   15,000   15,179,850
City of Houston (GO) Series A
     5.000%, 03/01/20..................................................    2,500    2,531,000
     5.000%, 03/01/21..................................................    4,625    4,857,776
City of San Antonio (GO)
     5.000%, 02/01/20..................................................      650      655,961
     5.000%, 02/01/20..................................................    7,350    7,417,400
     5.000%, 02/01/21..................................................    3,100    3,245,483
City of San Antonio Electric & Gas Systems Revenue (RB)
     5.000%, 02/01/20..................................................    5,000    5,045,700
City of Waco (GO)
     5.000%, 02/01/20..................................................    5,765    5,817,980
Conroe Independent School District (GO) (PSF-GTD) Series A
     4.000%, 02/15/21..................................................    1,940    2,009,297
Dallas County Community College District (GO)
     5.000%, 02/15/20..................................................   11,975   12,104,210
Dallas Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/20..................................................    2,235    2,259,049
     5.000%, 02/15/20..................................................    1,380    1,394,849
Fort Bend Independent School District (GO) (PSF-GTD)
     5.000%, 08/15/20..................................................    6,380    6,570,698
Fort Worth Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/20..................................................    4,970    5,023,477
Fort Worth Independent School District (GO) (PSF-GTD)
     5.000%, 02/15/20..................................................    3,875    3,916,695
Highland Park Independent School District (GO)
     4.000%, 02/15/20..................................................    2,070    2,086,622

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
                                                                                 FACE
                                                                                AMOUNT^    VALUE+
                                                                                ------- ------------
                                                                                 (000)
                                                                                -------
TEXAS -- (Continued)
Houston Higher Education Finance Corp. (RB) Series A
(Currency)  6.875%, 05/15/41 (Pre- refunded @ $100, 5/15/21).................    6,000  $  6,496,620
Houston Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.................................................    2,700     2,728,971
Humble Independent School District (GO) (PSF-GTD) Series B
            5.000%, 02/15/20.................................................    7,260     7,338,118
Metropolitan Transit Authority of Harris County (RB) Series B
(Currency)  5.000%, 11/01/33 (Pre- refunded @ $100, 11/1/19).................   10,000    10,000,000
Plano Independent School District (GO) (PSF-GTD) Series B
            5.000%, 02/15/20.................................................    9,935    10,041,901
San Antonio Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20.................................................    7,000     7,075,320
Texas State (RN)
            4.000%, 08/27/20.................................................   65,000    66,483,950
Texas State (GO)
            5.000%, 10/01/20.................................................    3,825     3,959,411
            5.000%, 04/01/21.................................................    8,130     8,571,784
            5.000%, 04/01/21.................................................    4,000     4,217,360
            5.000%, 10/01/23.................................................    1,425     1,634,247
Texas State (GO) Series A
            5.000%, 10/01/21.................................................    2,200     2,362,008
Texas State (GO) Series C
            5.000%, 08/01/20.................................................    1,365     1,404,189
Texas Transportation Commission State Highway Fund (RB) Series A
            5.000%, 04/01/20.................................................   15,240    15,477,439
            5.000%, 10/01/20.................................................   20,660    21,374,629
                                                                                        ------------
TOTAL TEXAS..................................................................            314,421,873
                                                                                        ------------
UTAH -- (2.5%)
Alpine School District (GO) (SCH BD GTY)
            5.000%, 03/15/21.................................................      940       989,087
City of Park UT (GO)
            5.000%, 02/01/20.................................................    2,680     2,704,978

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
UTAH -- (Continued)
Davis School District (GO) (SCH BD GTY) Series A
            5.000%, 06/01/20.................................................    8,250  $ 8,432,407
Jordan School District (GO) (SCH BD GTY)
            5.000%, 06/15/20.................................................    9,175    9,391,530
Nebo School District (GO) (SCH BD GTY)
            5.000%, 07/01/20.................................................    5,980    6,131,294
Salt County Lake (GO)
            3.000%, 12/27/19.................................................   25,000   25,076,500
Utah State (GO)
            5.000%, 07/01/21.................................................    2,820    2,999,239
            5.000%, 07/01/22.................................................    9,690   10,676,248
                                                                                        -----------
TOTAL UTAH...................................................................            66,401,283
                                                                                        -----------
VERMONT -- (0.1%)
Vermont State (GO) Series B
            2.000%, 08/15/20.................................................    3,630    3,654,720
                                                                                        -----------
VIRGINIA -- (5.9%)
Arlington County (GO)
            5.000%, 06/15/20.................................................    7,015    7,180,063
Arlington County (GO) (ST AID WITHHLDG)
            4.000%, 08/15/21.................................................    2,125    2,232,185
City of Hampton (GO) (ST AID WITHHLDG) Series B
            5.000%, 09/01/21.................................................    2,700    2,890,728
City of Norfolk (GO) (ST AID WITHHLDG) (ETM)
(Currency)  5.000%, 08/01/20 (Pre- refunded @ $100, 8/1/20)..................      285      292,969
City of Norfolk (GO) (STAID WITHHLDG)
            5.000%, 08/01/20.................................................    6,395    6,576,682
City of Richmond (GO) (ST AID WITHHLDG) Series A
            5.000%, 03/01/20.................................................    1,000    1,012,570
            5.000%, 03/01/20.................................................    2,700    2,733,939
            5.000%, 07/15/21.................................................    6,930    7,378,232
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
            5.000%, 07/15/20.................................................   11,225   11,528,861
Commonwealth of Virginia (GO) (ST AID WITHHLDG) Series B
            4.000%, 06/01/20.................................................    9,130    9,282,836
            5.000%, 06/01/21.................................................   13,645   14,480,210

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
                                                                              FACE
                                                                             AMOUNT^    VALUE+
                                                                             ------- ------------
                                                                              (000)
                                                                             -------
VIRGINIA -- (Continued)
Commonwealth of Virginia (GO) Series B
    5.000%, 06/01/20........................................................  2,260  $  2,310,760
    5.000%, 06/01/20........................................................  5,960     6,093,862
    5.000%, 06/01/20........................................................ 10,000    10,224,600
Fairfax County (GO) (ST AID WITHHLDG) Series A
    3.000%, 10/01/20........................................................ 10,735    10,919,749
    4.000%, 10/01/20........................................................ 15,530    15,937,197
    4.000%, 10/01/22........................................................  7,220     7,811,101
Hanover County (GO) (ST AID WITHHLDG)
    5.000%, 01/15/21........................................................  1,245     1,302,569
Henrico County (GO) (ST AID WITHHLDG)
    5.000%, 08/01/20........................................................  4,970     5,113,832
    5.000%, 08/01/21........................................................  2,980     3,182,044
Loudoun County (GO) Series A
    5.000%, 12/01/19........................................................  3,105     3,114,035
Loudoun County (GO) (ST AID WITHHLDG) Series A
    5.000%, 12/01/19........................................................  5,850     5,867,023
University of Virginia (RB) Series B
    5.000%, 08/01/21........................................................ 15,000    16,011,600
                                                                                     ------------
TOTAL VIRGINIA..............................................................          153,477,647
                                                                                     ------------
WASHINGTON -- (6.6%)
City of Seattle (GO) Series A
    5.000%, 05/01/20........................................................  2,345     2,389,602
City of Seattle Drainage & Wastewater Revenue (RB)
    5.000%, 04/01/21........................................................  3,000     3,162,150
City of Seattle Municipal Light & Power Revenue (RB) Series B
    5.000%, 02/01/21........................................................ 21,795    22,829,391
City of Seattle Municipal Light & Power Revenue (RB) Series C
    5.000%, 10/01/21........................................................ 11,130    11,943,046
King & Snohomich Countries School District No. 417 (GO) (SCH BD GTY)
    4.000%, 12/01/19........................................................  1,330     1,332,846
    5.000%, 12/01/20........................................................  2,000     2,082,680
King County (GO)
    5.000%, 12/01/20........................................................  3,000     3,124,020
    5.000%, 12/01/21........................................................  3,000     3,238,050
King County (GO) Series B
    5.000%, 07/01/20........................................................  4,880     5,003,757

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- -----------
                                                                               (000)
                                                                              -------
WASHINGTON -- (Continued)
King County (GO) Series D
            5.000%, 12/01/20.................................................  2,630  $ 2,738,724
King County School District No. 405 Bellevue (GO) (SCH BD GTY)
            5.000%, 12/01/20.................................................  2,150    2,238,881
King County School District No. 414 Lake Washington (GO) (SCH BD GTY)
            5.000%, 12/01/19.................................................  4,815    4,828,915
            5.000%, 12/01/19.................................................  4,550    4,563,149
King County Sewer Revenue (RB)
(Currency)  5.000%, 01/01/50 (Pre-refunded @ $100, 7/1/20)...................  3,005    3,081,808
Snohomish County Public Utility District No. 1 (RB)
            5.000%, 12/01/19.................................................  5,810    5,826,791
Snohomish County School District No. 201 Snohomish (GO) (SCH BD GTY)
            5.000%, 12/01/21.................................................  4,000    4,311,400
Spokane County School District No. 81 Spokane (GO) (SCH BD GTY)
            5.000%, 12/01/20.................................................  7,505    7,813,606
State of Washington (GO) Series R-C
            5.000%, 07/01/20.................................................  1,840    1,886,791
Washington Health Care Facilities Authority (RB)
(Currency)  5.000%, 11/01/20 (Pre-refunded @ $100, 11/1/19)..................  6,050    6,050,000
Washington State (GO)
            5.000%, 06/01/20.................................................  3,630    3,710,695
            5.000%, 07/01/20.................................................  5,000    5,127,150
Washington State (GO) Series 2010E
(Currency)  5.000%, 02/01/32 (Pre-refunded @ $100, 2/1/20)...................  6,480    6,540,847
(Currency)  5.000%, 02/01/33 (Pre-refunded @ $100, 2/1/20)................... 10,000   10,093,900
Washington State (GO) Series 2013A
            5.000%, 08/01/21.................................................  4,245    4,528,226

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                          FACE
                                                                         AMOUNT^    VALUE+
                                                                         ------- ------------
                                                                          (000)
                                                                         -------
WASHINGTON -- (Continued)
Washington State (GO) Series A
(Currency)  5.000%, 08/01/34 (Pre- refunded @ $ 100, 8/1/21)............ 10,000  $ 10,658,200
Washington State (GO) Series A-1
            5.000%, 08/01/21............................................  1,500     1,600,080
Washington State (GO) Series B
               5.000%, 07/01/20......................................... 15,000    15,381,450
Washington State (GO) Series C
            5.000%, 07/01/20............................................  3,650     3,742,820
Washington State (GO) Series D
            5.000%, 02/01/20............................................  5,350     5,399,969
            5.000%, 02/01/20............................................  4,320     4,360,349
Washington State (GO) Series R-2017A
            5.000%, 08/01/22............................................  2,500     2,760,700
                                                                                 ------------
TOTAL WASHINGTON........................................................          172,349,993
                                                                                 ------------
WEST VIRGINIA -- (0.4%)
West Virginia State (GO) Series A
            5.000%, 06/01/21............................................  9,620    10,193,256
                                                                                 ------------
WISCONSIN -- (2.9%)
City of Milwaukee (GO) Series N2
            5.000%, 04/01/20............................................  5,860     5,951,592
Wisconsin State (GO) (ETM) Series 1
(Currency)  5.000%, 05/01/20 (Pre- refunded @ $ 100, 5/1/20)............    120       122,234

                                                                   FACE
                                                                  AMOUNT^       VALUE+
                                                                 ---------- --------------
                                                                   (000)
                                                                 ----------
WISCONSIN -- (Continued)
Wisconsin State (GO) Series 1
    5.000%, 05/01/20............................................      3,235 $    3,296,530
Wisconsin State (GO) Series 2
    5.000%, 11/01/19............................................      4,000      4,000,000
    5.000%, 11/01/21............................................      6,160      6,631,178
    5.000%, 11/01/22............................................      3,000      3,335,640
Wisconsin State (GO) Series B
    5.000%, 05/01/20............................................      5,045      5,140,956
    5.000%, 05/01/20............................................     11,930     12,156,909
    5.000%, 05/01/20............................................     23,790     24,242,486
    5.000%, 05/01/21............................................      9,655     10,209,100
                                                                            --------------
TOTAL WISCONSIN.................................................                75,086,625
                                                                            --------------
TOTAL MUNICIPAL BONDS...........................................             2,560,478,696
                                                                            --------------
COMMERCIAL PAPER -- (0.9%)
    University of Michigan
      1.260%, 11/01/19..........................................     23,540     23,540,049
                                                                            --------------
                                                                  SHARES
                                                                 ----------
TEMPORARY CASH INVESTMENTS -- (1.3%)
    BlackRock Liquidity Funds MuniCash Portfolio................ 33,048,014     33,048,014
                                                                            --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $2,611,533,223).....................................               $2,617,066,759
                                                                            ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------------
                                                        LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                        -------- -------------- -------- --------------
Municipal Bonds........................................       -- $2,560,478,696       -- $2,560,478,696
Commercial Paper.......................................       --     23,540,049       --     23,540,049
Temporary Cash Investments.............................       --     33,048,014       --     33,048,014
                                                        -------- -------------- -------- --------------
TOTAL..................................................       -- $2,617,066,759       -- $2,617,066,759
                                                        ======== ============== ======== ==============

                See accompanying Notes to Financial Statements.

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
MUNICIPAL BONDS -- (100.0%)
ALABAMA -- (0.2%)
Alabama State (GO) Series A
   5.000%, 08/01/21.........................................    250  $   266,635
Alabama State (GO) Series B
   5.000%, 11/01/19.........................................  1,000    1,000,000
Alabama State (GO) Series C
   5.000%, 08/01/24.........................................  3,000    3,522,420
                                                                     -----------
TOTAL ALABAMA...............................................           4,789,055
                                                                     -----------
ALASKA -- (0.4%)
Municipality of Anchorage (GO) Series B
   5.000%, 09/01/21.........................................  3,845    4,110,805
   5.000%, 09/01/23.........................................    200      228,362
Municipality of Anchorage (GO) Series C
   5.000%, 09/01/24.........................................  2,765    3,248,709
                                                                     -----------
TOTAL ALASKA................................................           7,587,876
                                                                     -----------
ARIZONA -- (0.2%)
City of Tucson (GO) Series 2012- C
   3.000%, 07/01/22.........................................  1,455    1,524,724
Maricopa County High School District No. 210-Phoenix (GO)
   3.000%, 07/01/23.........................................  1,810    1,926,727
                                                                     -----------
TOTAL ARIZONA...............................................           3,451,451
                                                                     -----------
ARKANSAS -- (0.6%)
Arkansas State (GO)
   5.000%, 04/01/21.........................................  1,000    1,054,050
   5.000%, 06/15/21.........................................  3,750    3,982,012
   5.000%, 04/01/22.........................................  2,800    3,055,500
   4.250%, 06/01/23.........................................  3,325    3,683,535
                                                                     -----------
TOTAL ARKANSAS..............................................          11,775,097
                                                                     -----------
CALIFORNIA -- (2.0%)
California State (GO)
   5.000%, 11/01/24.........................................  1,175    1,394,043
   5.000%, 08/01/25.........................................    750      908,228
   5.000%, 08/01/25.........................................  4,165    5,043,690
   5.000%, 11/01/25.........................................  1,985    2,420,489
   5.000%, 08/01/26.........................................    200      247,784
   5.000%, 08/01/26.........................................  8,000    9,911,360
   3.500%, 08/01/27.........................................    800      923,528
   5.000%, 11/01/27.........................................  5,580    7,092,124
   5.000%, 04/01/29.........................................  2,000    2,607,100

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
California State (GO) Series B
   5.000%, 09/01/21.........................................    250  $   267,753
   5.000%, 09/01/25.........................................  9,000   10,924,020
                                                                     -----------
TOTAL CALIFORNIA............................................          41,740,119
                                                                     -----------
COLORADO -- (1.0%)
Adams &Arapahoe Joint School District 28J (GO) (ST AID
  WITHHLDG)
   5.000%, 12/01/21.........................................    425      458,635
Arapahoe County School District No. 5 (GO) (ST AID WITHHLDG)
   5.000%, 12/15/19.........................................  3,115    3,128,706
   5.000%, 12/15/19.........................................  5,705    5,730,102
Boulder Valley School District No. Re- 2 Boulder (GO) (ST
  AID WITHHLDG) Series B
   4.000%, 12/01/24.........................................  2,185    2,483,143
Denver City & County School District No. 1 (GO) (NATL ST
  AID WITHHLDG) Series A
   5.250%, 12/01/21.........................................  2,490    2,700,853
Denver City & County School District No. 1 (GO) (ST AID
  WITHHLDG) Series C
   3.000%, 12/01/23.........................................  1,540    1,651,142
Platte River Power Authority (RB) Series JJ
   5.000%, 06/01/23.........................................  4,425    5,021,357
                                                                     -----------
TOTAL COLORADO..............................................          21,173,938
                                                                     -----------
CONNECTICUT -- (0.1%)
City of Middletown (GO)
   4.000%, 04/01/22.........................................  1,350    1,444,554
                                                                     -----------
DELAWARE -- (0.7%)
Delaware State (GO)
   5.000%, 02/01/24.........................................  2,000    2,320,960
   5.000%, 02/01/29.........................................  5,000    6,559,100
Delaware State (GO) Series A
   5.000%, 08/01/23.........................................  2,225    2,541,818
New Castle County (GO)
   5.000%, 10/01/23.........................................  1,000    1,148,080

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
DELAWARE -- (Continued)
New Castle County (GO) Series B
   5.000%, 07/15/22.........................................    700  $   772,450
                                                                     -----------
TOTAL DELAWARE..............................................          13,342,408
                                                                     -----------
DISTRICT OF COLUMBIA -- (1.6%)
District of Columbia (GO) Series A
   5.000%, 06/01/20.........................................  3,445    3,521,169
   5.000%, 06/01/20.........................................  6,000    6,132,660
   5.000%, 06/01/23.........................................  2,000    2,268,040
   5.000%, 06/01/25.........................................  1,500    1,805,310
District of Columbia (GO) Series B
   5.000%, 06/01/25.........................................  4,500    5,415,930
Washington Metropolitan Area Transit Authority (RB) Series B
   5.000%, 07/01/26.........................................  3,500    4,302,725
   5.000%, 07/01/27.........................................  8,100   10,174,086
                                                                     -----------
TOTAL DISTRICT OF COLUMBIA..................................          33,619,920
                                                                     -----------
FLORIDA -- (3.4%)
Board of Governors State University System of Florida (RB)
  Series A
   3.000%, 07/01/24.........................................  2,580    2,777,938
City of Tallahassee Energy System Revenue (RB)
   5.000%, 10/01/20.........................................    250      258,623
Florida State (GO) Series A
   5.000%, 06/01/20.........................................  4,000    4,088,920
   5.000%, 07/01/21.........................................  7,000    7,444,920
   5.000%, 06/01/23.........................................  1,300    1,474,707
   5.000%, 06/01/24.........................................  1,400    1,637,846
   5.000%, 07/01/24.........................................  5,000    5,858,900
   5.000%, 06/01/25.........................................  6,500    7,811,310
Florida State (GO) Series B
   5.000%, 06/01/20.........................................  6,400    6,542,272
   5.000%, 06/01/23.........................................    350      397,036
Florida State (GO) Series C
   5.000%, 06/01/20.........................................  3,000    3,066,690
   5.000%, 06/01/23.........................................  7,000    7,940,730
   5.000%, 06/01/27.........................................  2,000    2,512,540
Florida State (GO) Series D
   5.000%, 06/01/22.........................................  1,000    1,097,890
Florida State (GO) (ST GTD) Series A
   5.000%, 06/01/27.........................................  6,565    8,247,413

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- -----------
                                                              (000)
                                                             -------
FLORIDA -- (Continued)
Orlando Utilities Commission (RB) Series C
   5.250%, 10/01/22.........................................  1,745  $ 1,947,961
Peace River Manasota Regional Water Supply Authority (RB)
   5.000%, 10/01/25.........................................  2,030    2,443,978
Tampa Bay Water (RB) Series A
   5.000%, 10/01/25.........................................  2,850    3,452,803
                                                                     -----------
TOTAL FLORIDA...............................................          69,002,477
                                                                     -----------
GEORGIA -- (4.7%)
City of Atlanta (GO)
   5.000%, 12/01/19.........................................  5,875    5,891,803
City of Atlanta Water & Wastewater Revenue (RB) Series B
   5.000%, 11/01/19.........................................  1,700    1,700,000
Cobb County Water & Sewerage Revenue (RB)
   5.000%, 07/01/23.........................................  5,935    6,752,784
Columbia County School District (GO) (STAID WITHHLDG)
   5.000%, 04/01/20.........................................  1,700    1,726,707
DeKalb County Water & Sewerage Revenue (RB) Series B
   5.250%, 10/01/24.........................................  2,830    3,366,625
Georgia State (GO) Series A
   5.000%, 02/01/22.........................................  2,730    2,964,889
   5.000%, 07/01/26.........................................  1,340    1,660,796
   5.000%, 07/01/27.........................................  6,090    7,720,049
Georgia State (GO) Series C
   5.000%, 10/01/21.........................................  3,060    3,284,726
Georgia State (GO) Series C-1
   5.000%, 07/01/23......................................... 10,915   12,423,235
   5.000%, 07/01/26.........................................  9,200   11,402,480
Georgia State (GO) Series E
   5.000%, 12/01/25.........................................  3,960    4,838,882
   5.000%, 12/01/26.........................................  3,000    3,754,650
Georgia State (GO) Series F
   5.000%, 12/01/19.........................................  6,000    6,017,400
   5.000%, 07/01/26.........................................  5,335    6,612,199
   5.000%, 01/01/27.........................................  2,000    2,506,460
Georgia State (GO) Series I
   5.000%, 07/01/20.........................................    900      922,887

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                        FACE
                                                                       AMOUNT^   VALUE+
                                                                       ------- -----------
                                                                        (000)
                                                                       -------
GEORGIA -- (Continued)
Georgia State Road & Tollway Authority (RB) (MUN GOVT GTD)
   5.000%, 10/01/23...................................................  6,000  $ 6,883,560
Gwinnett County School District (GO)
   5.000%, 02/01/20...................................................  1,700    1,715,878
   5.000%, 02/01/20...................................................  1,585    1,599,804
   5.000%, 08/01/22...................................................  1,890    2,087,089
                                                                               -----------
TOTAL GEORGIA.........................................................          95,832,903
                                                                               -----------
HAWAII -- (2.6%)
City & County of Honolulu (GO) Series B
   5.000%, 08/01/20...................................................  1,470    1,511,645
   5.000%, 10/01/23...................................................    200      229,204
   5.000%, 10/01/24...................................................  6,870    8,109,142
   5.000%, 10/01/25...................................................  4,925    5,969,789
Hawaii State (GO) Series EA
   5.000%, 12/01/21...................................................    850      916,903
Hawaii State (GO) Series EE
   5.000%, 11/01/20...................................................    515      534,601
Hawaii State (GO) Series EF
   5.000%, 11/01/22...................................................  2,240    2,492,717
Hawaii State (GO) Series ET
   3.000%, 10/01/23...................................................  3,710    3,969,069
Hawaii State (GO) Series EZ
   5.000%, 10/01/21...................................................  6,080    6,518,125
Hawaii State (GO) Series FE
   5.000%, 10/01/23...................................................  2,000    2,292,040
Hawaii State (GO) Series FH
   5.000%, 10/01/25...................................................  1,640    1,987,910
Hawaii State (GO) Series FT
   5.000%, 01/01/27................................................... 10,000   12,454,800
Hawaii State (GO) Series FW
   5.000%, 01/01/26...................................................  5,000    6,092,500
                                                                               -----------
TOTAL HAWAII..........................................................          53,078,445
                                                                               -----------
KANSAS -- (1.3%)
City of Lenexa (GO) Series A
   5.000%, 09/01/21...................................................    525      561,787
City of Wichita (GO) Series A
   5.000%, 12/01/19...................................................  3,000    3,008,670
Johnson County (GO) Series B
   3.000%, 09/01/22...................................................  2,260    2,372,119
Johnson County Unified School District No. 229 Blue Valley (GO)
  Series B
   5.000%, 10/01/23...................................................    445      510,344

                                                                        FACE
                                                                       AMOUNT^   VALUE+
                                                                       ------- -----------
                                                                        (000)
                                                                       -------
KANSAS -- (Continued)
Johnson County Unified School District No. 232De Soto (GO) Series A
   5.000%, 09/01/20...................................................  2,550  $ 2,630,554
Johnson County Unified School District No. 233 Olathe (GO) Series B
   5.000%, 09/01/23...................................................  4,380    5,006,428
Kansas State Department of Transportation (RB) Series A
   5.000%, 09/01/21...................................................  3,250    3,477,110
   5.000%, 09/01/27...................................................  1,500    1,897,110
Kansas State Department of Transportation (RB) Series B
   5.000%, 09/01/20...................................................  3,000    3,095,010
Saline County Unified School District No. 305 Salina (GO)
   5.000%, 09/01/20...................................................  1,860    1,918,757
Sedgwick County Unified School District No. 260 Derby (GO)
   5.000%, 10/01/21...................................................  1,325    1,420,744
                                                                               -----------
TOTAL KANSAS..........................................................          25,898,633
                                                                               -----------
KENTUCKY -- (1.2%)
Louisville Water Co. (RB)
   5.000%, 11/15/22...................................................  9,665   10,772,222
Louisville Water Co. (RB) Series A
   4.000%, 11/15/21...................................................  1,215    1,285,057
Louisville/Jefferson County Metropolitan Government (GO)
   5.000%, 12/01/19...................................................  1,250    1,253,587
Louisville/Jefferson County Metropolitan Government (GO) Series A
   5.000%, 12/01/20...................................................  5,155    5,366,974
   5.000%, 12/01/22...................................................  5,645    6,293,554
                                                                               -----------
TOTAL KENTUCKY........................................................          24,971,394
                                                                               -----------
LOUISIANA -- (1.2%)
Louisiana State (GO) Series A
   5.000%, 11/15/19...................................................  4,500    4,505,130
   5.000%, 02/01/24...................................................  2,000    2,303,000
Louisiana State (GO) Series C
   5.000%, 07/15/22................................................... 12,765   14,050,180

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
LOUISIANA -- (Continued)
Louisiana State (GO) Series D-1
    5.000%, 12/01/20.................................................    4,065  $ 4,227,682
                                                                                -----------
TOTAL LOUISIANA......................................................            25,085,992
                                                                                -----------
MAINE -- (0.3%)
Maine State (GO) Series B
    5.000%, 06/01/20.................................................    3,000    3,066,150
    5.000%, 06/01/27.................................................    2,000    2,519,080
                                                                                -----------
TOTAL MAINE..........................................................             5,585,230
                                                                                -----------
MARYLAND -- (9.5%)
Anne County Arundel (GO)
    5.000%, 04/01/22.................................................    2,475    2,702,081
    5.000%, 04/01/23.................................................    1,165    1,314,516
Baltimore County (GO)
    5.000%, 08/01/21.................................................    1,980    2,112,462
    5.000%, 02/01/22.................................................    2,100    2,279,697
    5.000%, 08/01/22.................................................      400      441,600
    3.000%, 11/01/24.................................................    1,000    1,086,110
    5.000%, 03/01/27.................................................    5,000    6,266,600
    5.000%, 11/01/27.................................................    2,175    2,766,274
    5.000%, 03/01/28.................................................    4,000    5,124,040
Baltimore County (GO) Series B
    5.000%, 08/01/24.................................................    5,800    6,812,970
Carroll County (GO)
    5.000%, 11/01/19.................................................    2,300    2,300,000
    5.000%, 11/01/20.................................................    5,450    5,658,517
City of Baltimore (GO) Series B
    5.000%, 10/15/21.................................................    2,500    2,685,800
    5.000%, 10/15/22.................................................    8,060    8,951,355
    5.000%, 10/15/23.................................................    2,640    3,026,971
Frederick County (GO) Series A
    5.000%, 08/01/27.................................................    4,725    5,977,031
Howard County (GO) Series A
    5.000%, 02/15/28.................................................    1,220    1,561,319
Howard County (GO) Series D
    5.000%, 02/15/24.................................................    5,140    5,955,615
Maryland State (GO)
    5.000%, 06/01/23.................................................    5,000    5,671,950
Maryland State (GO) Series A
    5.000%, 03/15/26.................................................    8,155   10,002,434
    5.000%, 08/01/27.................................................    5,000    6,324,900
Maryland State (GO) Series B
    5.000%, 08/01/26.................................................   10,000   12,374,600
    5.000%, 08/01/27.................................................    5,945    7,520,306
    5.000%, 08/01/28.................................................    4,000    5,168,880
Maryland State (GO) Series C
    5.000%, 08/01/20.................................................    7,250    7,460,613

                                                                         FACE
                                                                        AMOUNT^    VALUE+
                                                                        ------- ------------
                                                                         (000)
                                                                        -------
MARYLAND -- (Continued)
    5.000%, 08/01/22.................................................    1,500  $  1,656,000
Montgomery County (GO) Series A
    5.000%, 11/01/27.................................................    2,500     3,179,625
Montgomery County (GO) Series C
    5.000%, 10/01/27.................................................    8,500    10,791,345
Montgomery County (GO) Series D
    3.000%, 11/01/23.................................................    4,000     4,283,320
    4.000%, 11/01/26.................................................    9,500    11,183,875
Prince County George's (GO) Series A
    4.000%, 07/01/26.................................................    2,000     2,341,620
    3.000%, 09/15/27.................................................   10,950    12,090,114
Prince County George's (GO) Series B
    4.000%, 03/01/22.................................................    2,480     2,643,134
Prince County George's (GO) Series C
    5.000%, 08/01/20.................................................    3,450     3,548,015
Queen County Anne's (GO)
    5.000%, 11/15/19.................................................    1,805     1,807,130
University System of Maryland (RB) Series B
    5.000%, 04/01/20.................................................    4,355     4,423,591
University System of Maryland (RB) Series C
    4.000%, 04/01/23.................................................   10,515    11,502,990
Worcester County (GO) Series B
    4.000%, 08/01/21.................................................    2,000     2,098,700
                                                                                ------------
TOTAL MARYLAND.......................................................            193,096,100
                                                                                ------------
MASSACHUSETTS -- (4.1%)
City of Boston (GO) Series A
    5.000%, 03/01/20.................................................    3,270     3,311,202
    5.000%, 03/01/28.................................................    6,800     8,747,860
City of Boston (GO) Series B
    4.000%, 01/01/23.................................................    1,795     1,954,073
    5.000%, 04/01/24.................................................    3,000     3,493,620
City of Cambridge (GO)
    3.000%, 02/15/20.................................................    2,070     2,081,137
City of Springfield (GO) (ST AID WITHHLDG) Series C
    4.000%, 08/01/23.................................................      150       165,237
City of Woburn (GO)
    4.000%, 09/01/22.................................................      350       377,867
Commonwealth of Massachusetts (GO) Series B
    5.250%, 08/01/21.................................................    5,000     5,356,000

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
MASSACHUSETTS -- (Continued)
    5.000%, 07/01/28.................................................    1,725  $ 2,218,764
    5.000%, 07/01/28.................................................    4,000    5,144,960
Commonwealth of Massachusetts (GO) Series C
    5.000%, 10/01/21.................................................    1,005    1,078,606
    5.000%, 04/01/23.................................................   10,000   11,276,300
    5.000%, 08/01/24.................................................    1,500    1,761,210
    5.000%, 04/01/26.................................................    4,000    4,908,640
Commonwealth of Massachusetts (GO) Series E
    5.000%, 11/01/27.................................................    9,000   11,423,340
Commonwealth of Massachusetts (GO) (AGM) Series B
    5.250%, 09/01/24.................................................    3,700    4,398,116
Commonwealth of Massachusetts (GO) (AMBAC) Series C
    5.500%, 12/01/23.................................................    3,500    4,099,690
Massachusetts Bay Transportation Authority (RB) (NATL) Series B
    5.500%, 07/01/24.................................................    3,020    3,610,018
Massachusetts Water Resources Authority (RB) Series A
    5.000%, 08/01/22.................................................    3,000    3,311,130
Massachusetts Water Resources Authority (RB) (AGM) Series B
    5.250%, 08/01/28.................................................    1,000    1,307,900
Town of Nantucket (GO)
    3.000%, 10/01/22.................................................    1,115    1,172,177
Town of Wilmington (GO)
    5.000%, 03/15/20.................................................    1,665    1,688,676
                                                                                -----------
TOTAL MASSACHUSETTS..................................................            82,886,523
                                                                                -----------
MICHIGAN -- (0.2%)
Kentwood Public Schools (GO)
    4.000%, 05/01/22.................................................      500      533,380
Michigan State (GO) Series A
    5.000%, 05/01/25.................................................    2,000    2,400,300
Michigan State Comprehensive Transportation Revenue (RB) (AGM)
    5.250%, 05/15/21.................................................    1,000    1,062,810

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
MICHIGAN -- (Continued)
University of Michigan (RB) Series A
    4.000%, 04/01/23.................................................    1,000  $ 1,096,070
                                                                                -----------
TOTAL MICHIGAN.......................................................             5,092,560
                                                                                -----------
MINNESOTA -- (4.0%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/20.................................................    1,150    1,160,603
City of Saint Cloud (GO) Series B
    5.000%, 02/01/21.................................................    1,275    1,334,351
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
    5.000%, 01/01/23.................................................      800      895,112
Elk River Independent School District No. 728 (GO) (SD CRED PROG)
  Series A
    5.000%, 02/01/21.................................................    5,000    5,234,650
Hennepin County (GO) Series C
    5.000%, 12/01/26.................................................    4,070    5,071,993
    5.000%, 12/01/27.................................................    5,800    7,390,070
Lakeville Independent School District No. 194 (GO) (SD CRED PROG)
  Series D
    5.000%, 02/01/22.................................................    4,000    4,337,640
Metropolitan Council (GO) Series B
    5.000%, 03/01/23.................................................    2,015    2,268,185
Metropolitan Council (GO) Series C
    5.000%, 03/01/26.................................................      700      858,263
Minnesota State (GO) Series A
    5.000%, 10/01/20.................................................    4,390    4,543,474
    5.000%, 08/01/22.................................................    3,000    3,312,840
    5.000%, 08/01/27.................................................    5,000    6,333,300
    5.000%, 08/01/28.................................................    6,130    7,932,956
Minnesota State (GO) Series B
    5.000%, 08/01/20.................................................    5,460    5,615,938
    5.000%, 10/01/21.................................................    4,660    5,001,298
Minnesota State (GO) Series F
    5.000%, 10/01/21.................................................   12,025   12,905,711

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
                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- -----------
                                                                          (000)
MINNESOTA -- (Continued)
Minnesota State (GO) Series K
      5.000%, 11/01/19..................................................  3,680  $ 3,680,000
Morris Area Schools Independent School District No. 2769 (GO) (SD
  CRED PROG) Series A
      4.000%, 02/01/24..................................................  1,125    1,250,167
Rochester Independent School District No. 535 (GO) (SD CRED PROG)
  Series A
      3.000%, 02/01/22..................................................  1,240    1,289,414
Saint Paul Public Library Agency (GO) Series C
      5.000%, 03/01/20..................................................    250      253,133
                                                                                 -----------
TOTAL MINNESOTA.........................................................          80,669,098
                                                                                 -----------
MISSISSIPPI -- (1.0%)
Mississippi State (GO) Series A
      5.000%, 10/01/27..................................................  9,110   11,534,627
Mississippi State (GO) Series F
      5.000%, 11/01/21..................................................  7,750    8,339,000
                                                                                 -----------
TOTAL MISSISSIPPI.......................................................          19,873,627
                                                                                 -----------
MISSOURI -- (1.3%)
Cass County Reorganized School District No. R-2 (GO) (ST AID DIR DEP)
      5.000%, 03/01/21..................................................  1,000    1,050,190
City of Belton (GO) Series C
      5.000%, 03/01/27..................................................  2,150    2,675,976
City of Kansas City (GO) Series A
      4.000%, 02/01/22..................................................  1,150    1,222,232
      5.000%, 02/01/23..................................................  3,955    4,434,504
Columbia School District (GO) Series B
      5.000%, 03/01/23..................................................  1,120    1,258,779
      5.000%, 03/01/24..................................................  4,100    4,751,326
North Kansas City School District No. 74 (GO) (ST AID DIR DEP)
      4.000%, 03/01/23..................................................  5,335    5,818,991
Saint Louis County Reorganized School District No R-6 (GO)
      5.000%, 02/01/26..................................................  2,000    2,444,560

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
MISSOURI -- (Continued)
St. Charles Community College (GO)
    3.000%, 02/15/20.................................................  2,245  $ 2,256,764
                                                                              -----------
TOTAL MISSOURI.......................................................          25,913,322
                                                                              -----------
MONTANA -- (0.0%)
City & County of Butte-Silver Bow (GO)
    4.000%, 07/01/21.................................................    615      643,493
                                                                              -----------
NEBRASKA -- (0.5%)
City of Omaha (GO) Series B
    3.000%, 11/15/22.................................................  1,665    1,755,809
Douglas County School District No. 17 (GO)
    4.000%, 12/15/26.................................................  2,260    2,664,382
Lancaster County School District 001 (GO)
    5.000%, 01/15/21.................................................  2,470    2,582,088
Metropolitan Utilities District of Omaha (RB)
    5.000%, 12/01/20.................................................  1,000    1,040,900
Omaha School District (GO)
    4.000%, 12/15/19.................................................  1,365    1,369,341
                                                                              -----------
TOTAL NEBRASKA.......................................................           9,412,520
                                                                              -----------
NEVADA -- (0.2%)
City of Henderson NV (GO)
    5.000%, 06/01/21.................................................    490      519,434
Clark County (GO) Series A
    5.000%, 07/01/25.................................................  2,700    3,243,996
                                                                              -----------
TOTAL NEVADA.........................................................           3,763,430
                                                                              -----------
NEW HAMPSHIRE -- (0.5%)
City of Nashua (GO)
    4.000%, 07/15/20.................................................  2,720    2,774,210
New Hampshire State (GO) Series A
    5.000%, 03/01/23.................................................  5,910    6,646,445
                                                                              -----------
TOTAL NEW HAMPSHIRE..................................................           9,420,655
                                                                              -----------
NEW JERSEY -- (1.2%)
City of Hoboken (GO)
    3.000%, 02/01/26.................................................  2,945    3,197,593
    3.000%, 02/01/27.................................................  3,035    3,309,121
    3.000%, 02/01/28.................................................  4,560    4,986,041
Essex County (GO) Series A
    5.000%, 08/01/20.................................................  1,000    1,028,560
Montville Township (GO)
    3.000%, 10/01/25.................................................    505      553,899

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
NEW JERSEY -- (Continued)
Morris County (GO)
     4.000%, 10/15/20..................................................  2,390  $ 2,454,673
Princeton Regional School District (GO) (STAID WITHHLDG)
     1.750%, 02/01/22..................................................  1,095    1,109,180
South Orange & Maplewood School District (GO) (SCH BD RES FD)
     3.000%, 03/01/22..................................................    350      364,605
Township of Livingston (GO)
     3.000%, 01/15/21..................................................    350      357,714
Township of Parsippany-Troy Hills (GO) Series ABCD
     2.000%, 09/15/22..................................................  4,100    4,179,335
Union County (GO) (ETM) Series B
     3.000%, 03/01/22..................................................     45       46,778
Union County (GO) Series B
     3.000%, 03/01/22..................................................  2,315    2,409,429
                                                                                -----------
TOTAL NEW JERSEY                                                                 23,996,928
                                                                                -----------
NEW MEXICO -- (1.1%)
City of Albuquerque (GO) Series A
     5.000%, 07/01/24..................................................  1,300    1,522,027
Farmington Municipal School District No. 5 (GO) (STAID WITHHLDG)
     4.000%, 09/01/20..................................................    945      966,877
Las Cruces School District No. 2 (GO) (ST AID WITHHLDG) Series A
     4.000%, 08/01/20..................................................    125      127,602
New Mexico State (GO)
     5.000%, 03/01/23..................................................  5,000    5,619,550
New Mexico State Severance Tax Permanent Fund (RB) Series A
     5.000%, 07/01/27..................................................  2,000    2,510,480
New Mexico State Severance Tax Permanent Fund (RB) Series B
     4.000%, 07/01/20..................................................  4,100    4,176,629
Santa Fe County (GO)
     5.000%, 07/01/22..................................................  1,000    1,101,220
Santa Fe Public School District (GO) (ST AID WITHHLDG)
     5.000%, 08/01/20..................................................  3,270    3,362,149

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
NEW MEXICO -- (Continued)
     5.000%, 08/01/24..................................................  2,000  $ 2,343,240
                                                                                -----------
TOTAL NEW MEXICO                                                                 21,729,774
                                                                                -----------
NEW YORK -- (5.5%)
City of New York (GO) Series A
     5.000%, 08/01/24..................................................  3,860    4,524,422
     5.000%, 08/01/26..................................................  7,015    8,634,974
City of New York (GO) Series B
     5.000%, 08/01/21..................................................    450      479,700
     5.000%, 08/01/22..................................................    600      662,058
     5.000%, 12/01/22..................................................  2,240    2,498,810
City of New York (GO) Series C
     5.000%, 08/01/20..................................................  5,625    5,785,650
     5.000%, 08/01/22..................................................  1,500    1,655,145
City of New York (GO) Series D
     5.000%, 08/01/22..................................................  1,055    1,164,119
City of New York (GO) Series E
     5.000%, 08/01/21..................................................  3,975    4,237,350
     5.000%, 08/01/23..................................................  6,000    6,830,640
     5.000%, 08/01/23..................................................  3,725    4,240,689
     5.000%, 08/01/26..................................................  2,500    3,077,325
City of New York (GO) Series H
     5.000%, 08/01/22..................................................  1,000    1,103,430
Kingston City School District (GO) (ST AID WITHHLDG)
     3.000%, 06/01/26..................................................  2,000    2,186,320
New York State Dormitory Authority (RB) Series A
     3.000%, 07/01/20..................................................  1,615    1,636,657
     5.000%, 12/15/22.................................................. 10,000   11,179,500
     5.000%, 03/15/23..................................................    200      225,632
     5.000%, 02/15/25..................................................  4,055    4,837,939
New York State Dormitory Authority (RB) Series B
     5.000%, 02/15/22.................................................. 10,200   11,090,256
     5.000%, 02/15/24..................................................  4,900    5,684,490
New York State Dormitory Authority (RB) Series C
     5.000%, 03/15/27..................................................  1,265    1,589,093
New York State Dormitory Authority (RB) Series D
     5.000%, 02/15/24..................................................  9,950   11,542,995
New York State Dormitory Authority (RB) Series E
     5.000%, 03/15/21..................................................  2,000    2,104,720
     5.000%, 03/15/28..................................................  2,505    3,212,036

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
                                                                       FACE
                                                                      AMOUNT^    VALUE+
                                                                      ------- ------------
                                                                       (000)
                                                                      -------
NEW YORK -- (Continued)
New York State Urban Development Corp. (RB) Series A
    5.000%, 03/15/22.................................................  1,250  $  1,363,275
    5.000%, 03/15/25.................................................  3,440     4,115,891
Town of Cheektowaga (GO)
    5.000%, 07/15/23.................................................    300       342,462
Town of Huntington (GO)
    2.000%, 12/01/23.................................................    100       103,533
Triborough Bridge & Tunnel Authority (RB) Series B
    5.000%, 11/15/20.................................................  4,000     4,163,640
Triborough Bridge & Tunnel Authority (RB) Series C
    4.000%, 11/15/27.................................................  1,250     1,499,650
                                                                              ------------
TOTAL NEW YORK.......................................................          111,772,401
                                                                              ------------
NORTH CAROLINA -- (6.0%)
City of Greensboro (GO) Series B
    5.000%, 10/01/27.................................................  4,430     5,650,864
City of Raleigh (GO) Series A
    5.000%, 09/01/22.................................................  2,685     2,974,792
Forsyth County (GO)
    4.000%, 12/01/21.................................................  3,500     3,707,025
Guilford County (GO)
    5.000%, 03/01/24.................................................  2,300     2,671,703
Guilford County (GO) Series A
    5.000%, 02/01/22.................................................  1,800     1,954,026
Guilford County (GO) Series B
    5.000%, 05/01/24.................................................  5,000     5,837,350
Johnston County (GO)
    4.000%, 02/01/20.................................................  3,735     3,760,921
Johnston County (GO) Series A
    5.000%, 02/01/21.................................................  2,995     3,138,221
Moore County (GO)
    5.000%, 06/01/22.................................................  2,740     3,005,287
New Hanover County (GO)
    5.000%, 02/01/23.................................................    250       280,737
North Carolina Eastern Municipal Power Agency (RB) (NATL-IBC) (ETM)
  Series B
    6.000%, 01/01/22.................................................  9,700    10,693,280
North Carolina State (GO) Series A
    5.000%, 06/01/24.................................................  4,800     5,620,128
    5.000%, 06/01/25.................................................  5,000     6,026,700
    5.000%, 06/01/26.................................................  5,000     6,184,750
    5.000%, 06/01/28.................................................  5,035     6,512,168

                                                                       FACE
                                                                      AMOUNT^    VALUE+
                                                                      ------- ------------
                                                                       (000)
                                                                      -------
NORTH CAROLINA -- (Continued)
North Carolina State (GO) Series B
    5.000%, 06/01/25................................................. 10,545  $ 12,710,310
North Carolina State (GO) Series C
    5.000%, 05/01/20.................................................  3,270     3,332,359
    4.000%, 05/01/22.................................................  3,000     3,211,770
North Carolina State (GO) Series D
    4.000%, 06/01/23.................................................  8,700     9,568,608
Wake County (GO)
    5.000%, 09/01/21.................................................  1,450     1,551,326
Wake County (GO) Series A
    5.000%, 03/01/28.................................................  2,000     2,569,260
Wake County (GO) Series B
    5.000%, 03/01/24................................................. 10,000    11,616,100
    5.000%, 03/01/25.................................................  5,000     5,978,300
Wake County (GO) Series C
    5.000%, 03/01/24.................................................  3,000     3,484,830
                                                                              ------------
TOTAL NORTH CAROLINA.................................................          122,040,815
                                                                              ------------
OHIO -- (5.2%)
City of Cincinnati (GO) Series A
    4.000%, 12/01/21.................................................  2,645     2,800,314
City of Cincinnati (GO) Series C
    5.000%, 12/01/19.................................................  2,955     2,963,510
City of Columbus (GO) Series 1
    5.000%, 07/01/22.................................................  4,100     4,510,492
    5.000%, 07/01/26.................................................  4,260     5,255,349
City of Columbus (GO) Series 2017-1
    4.000%, 04/01/27.................................................  3,690     4,357,189
City of Columbus (GO) Series A
    2.000%, 08/15/20.................................................  3,285     3,306,615
    3.000%, 07/01/21.................................................    470       484,236
    4.000%, 04/01/22.................................................  2,000     2,134,640
    3.000%, 07/01/22.................................................    700       733,544
    2.000%, 08/15/22.................................................  6,160     6,299,955
    5.000%, 04/01/23.................................................    750       845,723
    4.000%, 07/01/23.................................................  4,995     5,501,044
    4.000%, 04/01/27.................................................  8,800    10,391,128
City of Columbus (GO) Series A
    4.000%, 04/01/24.................................................  4,000     4,479,440
Hamilton County Sewer System Revenue (RB) Series A
    5.000%, 12/01/21.................................................    200       215,792

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
                                                                               FACE
                                                                              AMOUNT^    VALUE+
                                                                              ------- ------------
                                                                               (000)
                                                                              -------
OHIO -- (Continued)
Ohio Higher Educational Facility Commission (RB)
(Currency)  5.250%, 07/01/44 (Pre- refunded @ $100, 7/1/20)..................  1,875  $  1,924,744
Ohio State (GO) Series A
            3.000%, 02/01/22.................................................    500       520,715
            5.000%, 08/01/22.................................................  4,005     4,421,520
            5.000%, 08/01/22.................................................  3,000     3,312,000
            5.000%, 09/15/22.................................................    250       277,118
            5.000%, 09/15/22.................................................    500       554,235
            5.000%, 09/01/25.................................................  5,550     6,736,479
Ohio State (GO) Series B
            5.000%, 08/01/20.................................................  3,020     3,106,251
            5.000%, 06/15/21.................................................  1,500     1,592,805
            5.000%, 09/01/24.................................................  2,665     3,140,809
            5.000%, 09/01/27.................................................    625       789,931
            5.000%, 09/15/27.................................................  1,500     1,897,395
Ohio State (GO) Series C
            5.000%, 09/15/21.................................................  1,000     1,071,550
            5.000%, 09/15/21.................................................  4,500     4,821,975
            5.000%, 08/01/27.................................................  6,880     8,680,014
Ohio State (GO) Series U
            5.000%, 05/01/28.................................................  4,325     5,552,003
Upper Arlington City School District (GO) Series A
            5.000%, 12/01/27.................................................  3,190     4,058,956
                                                                                      ------------
TOTAL OHIO...................................................................          106,737,471
                                                                                      ------------
OKLAHOMA -- (0.0%)
City of Oklahoma City (GO)
            4.000%, 03/01/23.................................................  1,000     1,092,430
                                                                                      ------------
OREGON -- (2.2%)
City of Portland (GO) Series B
            4.000%, 06/01/20.................................................    935       950,381
City of Portland Sewer System Revenue (RB) Series A
            5.000%, 06/15/26.................................................  1,550     1,905,756
City of Portland Water System Revenue (RB) Series A
            5.000%, 04/01/21.................................................  8,000     8,432,400
City of Salem (GO)
            5.000%, 06/01/25.................................................    530       638,512
Clackamas County School District No. 46 Oregon Trail (GO) (SCH BD GTY)
            5.000%, 06/15/22.................................................  1,215     1,335,674

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- -----------
                                                                       (000)
                                                                      -------
OREGON -- (Continued)
Deschutes County Administrative School District No. 1 Bend-La Pine
  (GO) (SCH BD GTY)
    5.000%, 06/15/27.................................................  4,680  $ 5,891,933
Lane County School District No. 4J Eugene (GO) (SCH BD GTY) Series A
    5.000%, 06/15/23.................................................  3,355    3,811,884
Oregon State (GO) Series A
    5.000%, 05/01/21.................................................    200      211,416
Oregon State (GO) Series G
    5.000%, 12/01/24.................................................  2,290    2,716,055
Oregon State (GO) Series H
    5.000%, 05/01/25.................................................  2,420    2,902,935
Oregon State Department of Transportation (RB) Series B
    5.000%, 11/15/26.................................................  3,500    4,359,810
Washington & Multnomah Counties School District No 48J Beaverton
  (GO) (SCH BD GTY) Series C
    5.000%, 06/15/27.................................................  2,390    3,008,914
Washington County (GO)
    5.000%, 03/01/24.................................................  2,400    2,787,864
    5.000%, 03/01/25.................................................  5,100    6,094,959
    5.000%, 03/01/26.................................................    300      367,623
                                                                              -----------
TOTAL OREGON.........................................................          45,416,116
                                                                              -----------
PENNSYLVANIA -- (1.7%)
Commonwealth of Pennsylvania (GO)
    5.000%, 07/15/22................................................. 12,820   14,107,128
Commonwealth of Pennsylvania (GO) Series 1
    5.000%, 04/01/22................................................. 11,260   12,270,585
Commonwealth of Pennsylvania (GO) Series REF
    5.000%, 07/01/22.................................................  2,000    2,198,020
Montgomery County (GO)
    5.000%, 05/01/23.................................................  5,255    5,947,346
West View Municipal Authority Water Revenue (RB)
    4.000%, 11/15/20.................................................  1,100    1,132,252
                                                                              -----------
TOTAL PENNSYLVANIA...................................................          35,655,331
                                                                              -----------

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
                                                                        -------
RHODE ISLAND -- (0.4%)
Rhode Island State (GO) Series A
    5.000%, 08/01/22.................................................    1,605  $1,771,005
Rhode Island State (GO) Series C
    5.000%, 08/01/20.................................................    4,870   5,008,357
Rhode Island State (GO) Series D
    5.000%, 08/01/22.................................................      685     755,849
                                                                                ----------
TOTAL RHODE ISLAND...................................................            7,535,211
                                                                                ----------
SOUTH CAROLINA -- (2.8%)
Beaufort County (GO) (ST AID WITHHLDG) Series C
    5.000%, 03/01/22.................................................    3,485   3,790,635
Berkeley County School District (GO) (SCSDE) Series B
    5.000%, 03/01/22.................................................    4,120   4,481,324
Charleston County (GO)
    5.000%, 11/01/23.................................................    1,000   1,149,430
Charleston County (GO) Series A
    5.000%, 11/01/22.................................................    4,780   5,320,761
Charleston County (GO) Series B
    5.000%, 11/01/23.................................................    3,560   4,091,971
Charleston County (GO) (ST AID WITHHLDG) Series C
    5.000%, 11/01/27.................................................    2,855   3,641,067
Charleston County School District (GO) (SCSDE) Series A
    5.000%, 02/01/21.................................................    2,020   2,116,334
City of Charleston Waterworks & Sewer System Revenue (RB)
    5.000%, 01/01/20.................................................    1,805   1,816,011
City of North Charleston (GO) (ST AID WITHHLDG)
    5.000%, 06/01/21.................................................      385     407,318
Clemson University (RB)
    3.000%, 05/01/21.................................................      350     359,443
Dorchester County School District No. 2 (GO) (SCSDE) Series B
    5.000%, 03/01/25.................................................    1,430   1,704,102
Florence School District One (GO) (SCSDE)
    5.000%, 03/01/20.................................................    3,335   3,376,788
    5.000%, 03/01/21.................................................    3,170   3,331,258

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
SOUTH CAROLINA -- (Continued)
Richland County School District No. 1 (GO) (SCSDE) Series A
    5.000%, 03/01/20.................................................    5,480  $ 5,548,664
Richland County School District No. 2 (GO) (SCSDE) Series A
    5.000%, 02/01/21.................................................    2,085    2,184,434
South Carolina State (GO) (ST AID WITHHLDG) Series A
    5.000%, 10/01/23.................................................    5,500    6,309,930
South Carolina State (GO) (ST AID WITHHLDG) Series B
    4.000%, 08/01/26.................................................    1,405    1,653,221
York County (GO) (ST AID WITHHLDG)
    5.000%, 04/01/20.................................................    1,900    1,929,925
York County School District No. 1 (GO) (SCSDE)
    5.000%, 03/01/21.................................................    3,790    3,981,281
                                                                                -----------
TOTAL SOUTH CAROLINA.................................................            57,193,897
                                                                                -----------
TENNESSEE -- (4.4%)
City of Clarksville Water Sewer & Gas Revenue (RB)
    5.000%, 02/01/20.................................................    3,150    3,179,201
City of Maryville (GO) Series A
    5.000%, 06/01/22.................................................    1,865    2,043,574
City of Memphis (GO) Series A
    5.000%, 11/01/22.................................................    9,695   10,782,779
    5.000%, 04/01/25.................................................    1,945    2,322,077
City of Pigeon Forge (GO)
    4.000%, 06/01/21.................................................      670      698,750
Hamilton County (GO) Series A
    5.000%, 04/01/26.................................................    3,000    3,696,000
Hamilton County (GO) Series B
    3.000%, 03/01/22.................................................    4,550    4,743,056
Knox County (GO)
    5.000%, 06/01/20.................................................    2,585    2,642,309
    5.000%, 04/01/24.................................................    3,440    4,002,818
Maury County (GO)
    5.000%, 04/01/21.................................................    5,105    5,379,496

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
                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
TENNESSEE -- (Continued)
Metropolitan Government of Nashville & Davidson County (GO)
    5.000%, 07/01/22.................................................    1,000  $ 1,100,120
    5.000%, 01/01/26.................................................    5,840    7,116,040
    5.000%, 07/01/27.................................................    3,510    4,426,180
    4.000%, 07/01/28.................................................   10,000   12,016,200
Metropolitan Government of Nashville & Davidson County (GO) Series A
    5.000%, 01/01/20.................................................    1,100    1,106,655
    5.000%, 01/01/22.................................................    1,500    1,622,715
Putnam County (GO)
    4.000%, 04/01/23.................................................      975    1,066,611
Shelby County (GO) Series A
    5.000%, 04/01/20.................................................    7,000    7,110,250
Sumner County (GO)
    5.000%, 06/01/21.................................................      110      116,608
Tennessee State (GO) Series A
    5.000%, 02/01/27.................................................    7,720    9,687,596
Tennessee State (GO) Series B
    5.000%, 08/01/20.................................................    1,945    2,000,841
Town of Greeneville (GO)
    3.000%, 06/01/21.................................................    1,360    1,398,719
Williamson County (GO) Series A
    4.000%, 05/01/22.................................................      300      321,024
Wilson County (GO) Series B
    4.000%, 04/01/20.................................................    1,040    1,052,158
                                                                                -----------
TOTAL TENNESSEE......................................................            89,631,777
                                                                                -----------
TEXAS -- (12.2%)
Aldine Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/25.................................................    4,750    5,642,715
Austin Independent School District (GO) (PSF-GTD)
    5.000%, 08/01/20.................................................      350      359,944
City of Arlington (GO) Series A
    3.000%, 08/15/20.................................................    1,700    1,724,752
City of Austin (GO)
    5.000%, 09/01/20.................................................    1,655    1,707,414
City of Dallas (GO)
    5.000%, 02/15/21.................................................    9,505    9,969,890
City of Denton (GO)
    4.000%, 02/15/22.................................................    2,510    2,667,954
City of Fort Worth (GO) Series A
    5.000%, 03/01/25.................................................    5,000    5,935,700

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- ----------
                                                                         (000)
                                                                        -------
TEXAS -- (Continued)
City of Houston (GO) Series A
    5.000%, 03/01/21.................................................    3,100  $3,256,023
    5.000%, 03/01/22.................................................    5,890   6,393,772
City of Lubbock (GO)
    5.000%, 02/15/23.................................................    1,000   1,120,930
City of Richardson (GO)
    5.000%, 02/15/27.................................................    1,715   2,128,435
City of San Antonio Electric & Gas Systems Revenue (RB) (ETM)
    5.000%, 02/01/21.................................................      720     753,883
City of San Antonio Electric & Gas Systems Revenue (RB)
    5.000%, 02/01/21.................................................    3,000   3,140,400
City of Southlake (GO)
    3.000%, 02/15/23.................................................    1,510   1,594,802
Clear Creek Independent School District (GO) (PSF-GTD) Series A
    5.000%, 02/15/25.................................................    2,175   2,583,769
Conroe Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/26.................................................    2,260   2,752,680
Cypress-Fairbanks Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/21.................................................    3,500   3,670,730
Dallas Area Rapid Transit (RB) Series B
    5.000%, 12/01/21.................................................    2,545   2,744,859
El Paso Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/24.................................................      500     586,975
Galveston County (GO)
    5.000%, 02/01/22.................................................    1,000   1,082,790
Grayson County (GO)
    5.000%, 01/01/21.................................................    1,990   2,078,117
Hays Consolidated Independent School District (GO) (PSF-GTD)
    5.000%, 08/15/23.................................................    1,355   1,542,302
Hidalgo County Drain District No. 1 (GO)
    5.000%, 09/01/22.................................................    1,000   1,103,810
Highland Park Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.................................................    1,790   1,809,260

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
                                                                          FACE
                                                                         AMOUNT^   VALUE+
                                                                         ------- ----------
                                                                          (000)
                                                                         -------
TEXAS -- (Continued)
Houston Higher Education Finance Corp. (RB) Series A
(Currency)  6.875%, 05/15/41 (Pre-refunded @ $100, 5/15/21)...........    3,225  $3,491,933
Houston Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/26..........................................    7,020   8,578,721
Humble Independent School District (GO) (PSF-GTD) Series A
            5.500%, 02/15/25..........................................    7,000   8,497,580
Katy Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/20..........................................    3,820   3,861,218
La Porte Independent School District (GO)
            5.000%, 02/15/21..........................................    1,700   1,783,147
Lake Travis Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/20..........................................    3,480   3,517,445
Mansfield Independent School District (GO)
            5.000%, 02/15/20..........................................    1,000   1,010,760
Mansfield Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/22..........................................      895     971,818
North Texas Municipal Water District Water System Revenue (RB)
            5.000%, 09/01/24..........................................    5,715   6,703,066
Northside Independent School District (GO) (PSF-GTD)
            5.000%, 02/15/23..........................................    4,535   5,088,089
            5.000%, 08/15/25..........................................    1,880   2,263,934
Northside Independent School District (GO) (PSF-GTD) Series A
            4.000%, 08/15/24..........................................    5,215   5,875,636
Northwest Independent School District (GO) (PSF-GTD) Series A
            5.000%, 02/15/24..........................................    1,695   1,959,352
Permanent University Fund - Texas A&M University System (RB)
            5.000%, 07/01/23..........................................    3,500   3,976,875

                                                                         FACE
                                                                        AMOUNT^   VALUE+
                                                                        ------- -----------
                                                                         (000)
                                                                        -------
TEXAS -- (Continued)
Permanent University Fund - University of Texas System (RB) Series B
    5.000%, 07/01/26.................................................    5,500  $ 6,788,980
Plano Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/24.................................................   11,000   12,730,520
San Antonio Independent School District (GO) (PSF-GTD)
    5.000%, 02/15/20.................................................    4,100    4,144,116
    5.000%, 08/15/26.................................................    4,340    5,365,846
Spring Independent School District (GO) (BAM)
    5.000%, 08/15/24.................................................    4,985    5,852,141
Tarrant Regional Water District (RB)
    6.000%, 09/01/24.................................................    3,450    4,214,589
Texas A&M University (RB) Series B
    5.000%, 05/15/21.................................................    4,000    4,233,600
Texas State (GO)
    5.000%, 04/01/23.................................................   10,000   11,287,000
    5.000%, 10/01/23.................................................   15,345   17,598,260
    5.000%, 10/01/26.................................................    2,845    3,529,791
Texas State (GO) Series A
    5.000%, 04/01/25.................................................    1,000    1,197,920
Texas Transportation Commission State Highway Fund (RB)
    5.000%, 10/01/25.................................................   10,000   12,083,400
    5.250%, 04/01/26.................................................      300      370,461
    5.000%, 10/01/26.................................................    4,340    5,352,435
Texas Transportation Commission State Highway Fund (RB) Series A
    5.000%, 04/01/20.................................................    7,900    8,023,082
Trinity River Authority Central Regional Wastewater System Revenue
  (RB)
    5.000%, 08/01/27.................................................    3,150    3,958,384
University of Texas System (The) (RB) Series C
    5.000%, 08/15/24.................................................    1,850    2,175,563
University of Texas System (The) (RB) Series D
    5.000%, 08/15/26.................................................    2,000    2,474,200
University of Texas System (The) (RB) Series E
    5.000%, 08/15/26.................................................    4,835    5,981,378

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
                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
TEXAS -- (Continued)
University of Texas System (The) (RB) Series J
   5.000%, 08/15/25.......................................  2,500  $  3,024,475
   5.000%, 08/15/26.......................................  1,500     1,855,650
Via Metropolitan Transit (RB)
   5.000%, 07/15/20.......................................  2,495     2,561,641
                                                                   ------------
TOTAL TEXAS...............................................          248,734,912
                                                                   ------------
UTAH -- (2.5%)
North Davis County Sewer District (RB)
   3.000%, 03/01/21.......................................  2,135     2,187,628
Salt County Lake (GO)
   5.000%, 12/15/26.......................................  1,095     1,370,852
Utah State (GO)
   5.000%, 07/01/22....................................... 11,285    12,433,587
   5.000%, 07/01/24....................................... 12,350    14,502,111
   5.000%, 07/01/26.......................................  4,450     5,512,126
   5.000%, 07/01/27.......................................  4,435     5,614,710
   5.000%, 07/01/27.......................................  1,665     2,107,890
Washington County School District Board of Education/St
  George (GO) (SCH BD GTY)
   5.000%, 03/01/20.......................................  2,135     2,161,688
   5.000%, 03/01/22.......................................  4,465     4,857,652
                                                                   ------------
TOTAL UTAH................................................           50,748,244
                                                                   ------------
VERMONT -- (0.1%)
Vermont State (GO) Series B
   5.000%, 08/15/23.......................................  1,270     1,450,112
Vermont State (GO) Series C
   4.000%, 08/15/23.......................................    225       248,609
Vermont State (GO) Series F
   5.000%, 08/15/20.......................................  1,100     1,133,055
                                                                   ------------
TOTAL VERMONT.............................................            2,831,776
                                                                   ------------
VIRGINIA -- (3.8%)
Arlington County (GO)
   5.000%, 08/15/22.......................................  3,000     3,316,260
City of Alexandria (GO) (ST AID WITHHLDG) Series A
   5.000%, 07/15/27.......................................  3,160     4,011,936
City of Hampton (GO) (ST AID WITHHLDG) Series B
   5.000%, 09/01/21.......................................  3,000     3,211,920
   5.000%, 09/01/22.......................................  2,050     2,267,033
City of Lynchburg (GO)
   5.000%, 02/01/20.......................................  1,390     1,402,983

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
VIRGINIA -- (Continued)
City of Norfolk (GO) (ST AID WTHHLDG)
   5.000%, 08/01/28.........................................  2,405  $3,107,789
City of Richmond (GO) (ST AID WITHHLDG) Series A
   5.000%, 07/15/23.........................................  4,315   4,908,917
City of Richmond (GO) (ST AID WITHHLDG) Series B
   5.000%, 07/15/26.........................................  3,635   4,488,280
City of Richmond (GO) (ST AID WITHHLDG) Series D
   5.000%, 03/01/27.........................................  3,275   4,102,036
City of Richmond (GO) Series B
   5.000%, 07/15/25.........................................  5,350   6,454,240
City of Roanoke (GO) (ST AID WITHHLDG)
   4.000%, 04/01/20.........................................  1,000   1,011,810
City of Suffolk (GO) (ST AID WITHHLDG)
   5.000%, 02/01/23.........................................  2,000   2,245,200
City of Virginia Beach (GO) (ST AID WITHHLDG) Series A
   5.000%, 07/15/23.........................................  2,725   3,103,257
City of Virginia Beach (GO) (ST AID WITHHLDG) Series B
   5.000%, 07/15/25.........................................  1,000   1,208,240
Commonwealth of Virginia (GO) Series A
   5.000%, 06/01/24.........................................  2,250   2,635,537
   5.000%, 06/01/25.........................................    500     602,670
Commonwealth of Virginia (GO) Series B
   4.000%, 06/01/23.........................................  2,500   2,751,450
Fairfax County (GO) (ST AID WITHHLDG) Series A
   5.000%, 10/01/24.........................................  5,000   5,912,300
   5.000%, 10/01/26.........................................  1,000   1,246,680
   5.000%, 10/01/27.........................................  1,000   1,275,590
Henrico County (GO) (ST AID WITHHLDG)
   5.000%, 08/01/27.........................................  1,680   2,130,811
   5.000%, 08/01/28.........................................  2,905   3,748,380
Loudoun County (GO) (ST AID WITHHLDG) Series A
   5.000%, 12/01/22.........................................  4,000   4,467,280
Pittsylvania County (GO) (ST AID WITHHLDG)
   5.000%, 02/01/21.........................................    250     261,860

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
                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
 VIRGINIA -- (Continued)
 University of Virginia (RB) Series B
    5.000%, 08/01/21.......................................  6,250  $ 6,671,500
 Virginia Resources Authority (RB) Series D
    5.000%, 11/01/20.......................................    745      773,273
                                                                    -----------
 TOTAL VIRGINIA............................................          77,317,232
                                                                    -----------
 WASHINGTON -- (7.1%)
 Benton County School District No. 400 Richland (GO) (SCH
   BD GTY)
    5.000%, 12/01/22.......................................  4,705    5,239,535
 City of Seattle (GO)
    5.000%, 12/01/19.......................................  1,500    1,504,350
 City of Seattle Drainage & Wastewater Revenue (RB)
    5.000%, 09/01/20.......................................  3,665    3,780,777
    5.000%, 07/01/27.......................................  8,400   10,606,512
 City of Seattle Municipal Light & Power Revenue (RB)
    5.000%, 09/01/20.......................................    350      361,085
 City of Seattle Municipal Light & Power Revenue (RB)
   Series A
    5.000%, 06/01/22.......................................    310      340,182
 City of Seattle Municipal Light & Power Revenue (RB)
   Series B
    5.000%, 02/01/23....................................... 12,040   13,502,619
 City of Seattle Water System Revenue (RB)
    5.000%, 09/01/22.......................................  6,000    6,640,500
 Clark County School District No. 119 Battleground (GO)
   (SCH BD GTY)
    4.000%, 12/01/21.......................................  1,000    1,057,420
    4.000%, 12/01/22.......................................  2,630    2,855,496
 King County (GO)
    5.000%, 01/01/21.......................................    425      443,917
 King County (GO) Series A
    5.000%, 06/01/28.......................................  3,555    4,564,833
    5.000%, 06/01/29.......................................  2,050    2,671,478
 King County (GO) Series E
    5.000%, 12/01/19.......................................  1,300    1,303,757
    5.000%, 12/01/25.......................................    955    1,163,820
 King County School District No. 400 Mercer Island (GO)
   (SCH BD GTY)
    5.000%, 12/01/22.......................................  1,145    1,278,026

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
 WASHINGTON -- (Continued)
 King County School District No. 403 Renton (GO) (SCH BD
   GTY)
    5.000%, 12/01/19........................................  1,150  $1,153,324
 King County School District No. 405 Bellevue (GO) (SCH BD
   GTY) Series B
    3.000%, 12/01/22........................................  6,105   6,448,284
 King County School District No. 411 Issaquah (GO) (SCH BD
   GTY)
    5.000%, 12/01/23........................................  3,500   4,027,275
 King County School District No. 412 Shoreline (GO) (SCH BD
   GTY)
    4.000%, 12/01/21........................................  1,000   1,058,050
 King County Sewer Revenue (RB) Series B
    5.000%, 07/01/22........................................  1,000   1,100,670
 Kitsap County (GO)
    5.000%, 06/01/21........................................    200     212,080
 North Thurston Public Schools (GO) (SCH BD GTY)
    5.000%, 12/01/20........................................  2,880   2,998,426
 Skagit County School District No. 103 Anacortes (GO) (SCH
   BD GTY)
    5.000%, 12/01/19........................................  1,925   1,930,486
    5.000%, 12/01/20........................................  2,245   2,336,574
 Snohomish County Public Utility District No. 1 (RB)
    5.000%, 12/01/19........................................  1,655   1,659,783
 Snohomish County School District No. 15 Edmonds (GO) (SCH
   BD GTY)
    5.000%, 12/01/20........................................  2,555   2,660,062
 Snohomish County School District No. 201 Snohomish (GO)
   (SCH BD GTY)
    5.000%, 12/01/25........................................  4,000   4,869,400
 Spokane County (GO)
    5.000%, 12/01/22........................................  1,025   1,142,434
 Tacoma Metropolitan Park District (GO) Series B
    5.000%, 12/01/21........................................    150     161,838
 Thurston County School District No. 111 Olympia (GO) (SCH
   BD GTY)
    5.000%, 12/01/21........................................    425     458,358
 University of Washington (RB) Series A
    5.000%, 07/01/22........................................  6,505   7,163,436

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
                                                           -------
 WASHINGTON -- (Continued)
 Washington State (GO) Series 2013A
    5.000%, 08/01/21......................................    225  $    240,012
 Washington State (GO) Series A
    5.000%, 08/01/23......................................    750       855,015
 Washington State (GO) Series B
    5.000%, 07/01/24......................................  1,200     1,405,548
    5.000%, 07/01/25......................................  1,500     1,806,765
 Washington State (GO) Series C
    5.000%, 02/01/23......................................  1,500     1,682,880
 Washington State (GO) Series D
    5.000%, 07/01/20......................................  5,000     5,127,150
    5.000%, 07/01/23......................................  3,800     4,320,676
    5.000%, 06/01/27......................................  3,000     3,766,380
 Washington State (GO) Series R-2012C
    4.000%, 07/01/21......................................  1,610     1,685,686
 Washington State (GO) Series R-2013A
    5.000%, 07/01/21......................................  7,000     7,443,730
 Washington State (GO) Series R-2015
    5.000%, 07/01/22......................................  3,720     4,096,538
 Washington State (GO) Series R-2015-C
    5.000%, 07/01/20......................................  2,000     2,050,860
 Washington State (GO) Series R-2015E
    5.000%, 07/01/21......................................  5,000     5,316,950
 Washington State (GO) Series R-2017A
    5.000%, 08/01/22......................................  4,000     4,417,120
 Washington State (GO) Series R-2018D
    5.000%, 08/01/25......................................  3,635     4,388,426
                                                                   ------------
 TOTAL WASHINGTON.........................................          145,298,523
                                                                   ------------

                                                          FACE
                                                         AMOUNT^     VALUE+
                                                         ------- --------------
                                                          (000)
                                                         -------
WEST VIRGINIA -- (0.0%)
Jefferson County Board of Education (GO) (WV BD COMM)
   4.000%, 05/01/20.....................................    130  $      131,830
WISCONSIN -- (1.0%)
City of Milwaukee (GO) Series N4
   5.000%, 04/01/27.....................................  2,000       2,492,220
City of Oshkosh (GO) Series B
   3.000%, 12/01/23.....................................    445         475,100
Oregon School District (GO)
   3.000%, 03/01/21.....................................    430         440,195
Sun Prairie Area School District (GO)
   4.000%, 03/01/20.....................................    570         575,210
Wisconsin State (GO)
   5.000%, 05/01/24.....................................  2,515       2,930,201
Wisconsin State (GO) Series 3
   5.000%, 11/01/22.....................................  3,110       3,457,947
Wisconsin State (GO) Series A
   5.000%, 05/01/23.....................................  8,515       9,621,184
                                                                 --------------
TOTAL WISCONSIN.........................................             19,992,057
                                                                 --------------
TOTAL MUNICIPAL BONDS...................................          2,037,007,545
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,981,742,694).................................         $2,037,007,545
                                                                 ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                          ---------------------------------------------
                          LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                          ------- -------------- ------- --------------
        Municipal Bonds..   --    $2,037,007,545   --    $2,037,007,545
                            --    --------------   --    --------------
        TOTAL............   --    $2,037,007,545   --    $2,037,007,545
                            ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
MUNICIPAL BONDS -- (99.6%)
CALIFORNIA -- (99.6%)
Alameda County Transportation Commission (RB)
            5.000%, 03/01/20.................................................    4,500  $ 4,559,220
Alhambra Unified School District (GO) Series A
            4.000%, 08/01/20.................................................      750      766,973
            4.000%, 08/01/20.................................................      585      598,239
Anaheim Housing & Public Improvements Authority (RB)
(Currency)  5.000%, 10/01/33 (Pre-refunded @ $100, 10/1/21)..................    1,910    2,053,670
(Currency)  5.000%, 10/01/34 (Pre-refunded @ $100, 10/1/21)..................    3,225    3,467,585
Anaheim Union High School District (GO)
            5.000%, 08/01/20.................................................      600      617,130
Bay Area Toll Authority (RB)
(Currency)  5.000%, 10/01/42 (Pre-refunded @ $100, 10/1/20)..................   22,635   23,459,819
Bay Area Toll Authority (RB) Series F-2
            4.000%, 04/01/20.................................................   12,780   12,940,006
            4.000%, 04/01/21.................................................    1,500    1,564,485
Berkeley Unified School District (GO) Series D
            5.000%, 08/01/23.................................................      295      338,642
Beverly Hills Unified School District (GO) Series
            5.000%, 08/01/20.................................................   13,055   13,446,650
            5.000%, 08/01/21.................................................    9,700   10,382,104
California Educational Facilities Authority (RB) Series A
            4.000%, 11/01/19.................................................      850      850,000
California Municipal Finance Authority (RB)
(Currency)  6.000%, 01/01/42 (Pre-refunded @ $100, 1/1/22)...................    1,750    1,935,553
California State (GO)
            2.000%, 11/01/19.................................................    8,000    8,000,000
            4.000%, 11/01/19.................................................      225      225,000
            4.000%, 11/01/19.................................................    1,095    1,095,000

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
     5.000%, 11/01/19........................................................    3,545  $ 3,545,000
     5.000%, 11/01/19........................................................    5,935    5,935,000
     5.000%, 02/01/20........................................................   13,120   13,243,590
     3.000%, 04/01/20........................................................    9,700    9,775,563
     5.000%, 04/01/20........................................................      325      330,174
     5.000%, 04/01/20........................................................    3,705    3,763,984
     5.000%, 04/01/20........................................................   15,000   15,238,800
     5.000%, 04/01/20........................................................   18,000   18,286,560
     5.000%, 08/01/20........................................................    7,440    7,654,718
     5.000%, 08/01/20........................................................    2,415    2,484,697
     5.000%, 09/01/20........................................................      700      722,463
     5.000%, 10/01/20........................................................    1,580    1,635,821
     5.000%, 10/01/20........................................................    3,410    3,530,475
     5.000%, 10/01/20........................................................    1,610    1,666,881
     5.000%, 10/01/20........................................................   11,000   11,388,630
     5.000%, 11/01/20........................................................    8,000    8,308,480
     5.000%, 02/01/21........................................................    1,575    1,651,120
     5.000%, 02/01/21........................................................      650      681,415
     5.000%, 04/01/21........................................................      795      838,550
     5.000%, 08/01/21........................................................    8,060    8,606,468
     5.000%, 08/01/21........................................................      510      544,578
     5.000%, 08/01/21........................................................    2,000    2,135,600
     5.000%, 08/01/21........................................................    7,065    7,544,007
     5.000%, 09/01/21........................................................    1,125    1,204,886
     5.000%, 09/01/21........................................................    2,645    2,832,821
     5.000%, 09/01/21........................................................    7,845    8,402,073
     5.000%, 09/01/21........................................................    6,070    6,501,031
     5.000%, 10/01/21........................................................   17,155   18,428,416
     5.000%, 12/01/21........................................................    2,000    2,162,220
     5.000%, 03/01/22........................................................    1,075    1,172,126
     5.000%, 04/01/22........................................................    1,800    1,968,300
     5.000%, 04/01/22........................................................    1,500    1,640,250
     5.000%, 08/01/22........................................................      785      868,210
     5.000%, 09/01/22........................................................    2,290    2,539,862
     5.250%, 09/01/22........................................................    5,750    6,417,287
     5.000%, 10/01/22........................................................   12,000   13,346,640
     5.250%, 10/01/22........................................................      500      559,680
California State (GO) Series B
     5.000%, 09/01/20........................................................    3,600    3,715,524
     5.000%, 09/01/21........................................................      840      899,648
     5.000%, 08/01/22........................................................    2,250    2,488,500
California State Department of Water Resources (RB)
     5.000%, 12/01/21........................................................    1,000    1,082,610
California State Department of Water Resources (RB) Series AS
     5.000%, 12/01/19........................................................    2,070    2,076,251
     5.000%, 12/01/22........................................................    3,355    3,762,129

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
California State Department of Water Resources (RB) (ETM) Series AS
            5.000%, 12/01/22.................................................       35  $    39,206
California State Department of Water Resources Power Supply Revenue (RB)
  Series
            4.000%, 05/01/20.................................................    4,705    4,774,775
            5.000%, 05/01/20.................................................    3,000    3,059,160
California State Department of Water Resources Power Supply Revenue (RB)
  Series L
            5.000%, 05/01/20.................................................   17,945   18,298,875
(Currency)  5.000%, 05/01/22 (Pre-refunded @ $100, 5/1/20)...................    7,675    7,827,502
California State Department of Water Resources Power Supply Revenue (RB)
  Series O
            5.000%, 05/01/21.................................................   15,855   16,799,007
            5.000%, 05/01/22.................................................    3,280    3,600,423
California State Public Works Board (RB)
(Currency)  5.500%, 03/01/25 (Pre-refunded @ $100, 3/1/20)...................    2,020    2,050,118
(Currency)  6.125%, 11/01/29 (Pre-refunded @ $100, 11/1/19)..................    6,450    6,450,000
(Currency)  6.000%, 11/01/34 (Pre-refunded @ $100, 11/1/19)..................      865      865,000
(Currency)  6.375%, 11/01/34 (Pre-refunded @ $100, 11/1/19)..................    2,550    2,550,000
California State Public Works Board (RB) (ETM) Series F
            5.000%, 10/01/20.................................................    2,015    2,089,374
California State Public Works Board (RB) (ETM) Series H
            5.000%, 09/01/21.................................................    1,050    1,127,543
California State University (RB) Series A
            5.000%, 11/01/19.................................................    1,000    1,000,000
            5.000%, 11/01/19.................................................    1,000    1,000,000
            5.000%, 11/01/21.................................................    2,595    2,802,055

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
California State University (RB) Series A-
            5.000%, 11/01/19.................................................    3,660  $ 3,660,000
California Statewide Communities Dev. Authority (RB) Series A
(Currency)  6.000%, 08/15/42 (Pre-refunded @ $100, 8/15/20)..................    5,500    5,714,940
Carlsbad Unified School District (GO) Series A
            4.000%, 08/01/20.................................................    2,000    2,045,260
            5.000%, 08/01/21.................................................    1,160    1,241,571
Cerritos Community College District (GO) Series
            4.000%, 08/01/20.................................................      425      434,618
            4.000%, 08/01/21.................................................    1,250    1,316,350
Chabot-Las Positas Community College District (GO)
            4.000%, 08/01/22.................................................    3,050    3,301,473
Chabot-Las Positas Community College District (GO) Series A
            4.000%, 08/01/20.................................................    1,275    1,303,853
Chico Unified School District (GO) Series
            4.000%, 08/01/21.................................................      625      658,175
City & County of San Francisco (GO)
            5.000%, 06/15/20.................................................    1,600    1,639,456
City & County of San Francisco (GO) Series
            5.000%, 06/15/20.................................................      750      768,495
            5.000%, 06/15/20.................................................    1,000    1,024,660
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/20.................................................      965      988,797
            5.000%, 06/15/21.................................................      250      266,133
City of Berkeley (RN)
            2.000%, 07/22/20.................................................   15,000   15,091,650
City of Long Beach CA Harbor Revenue (RB) Series A
            5.000%, 12/15/20.................................................    3,995    4,171,539
City of Los Angeles (RN)
            5.000%, 06/25/20.................................................   30,375   31,153,815
City of Los Angeles (GO) Series A
            5.000%, 09/01/20.................................................    9,400    9,708,038
City of Los Angeles (GO) Series B
            5.000%, 09/01/21.................................................    4,700    5,046,202

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
City of Los Angeles CA Solid Waste Resources Revenue (RB) Series A
            5.500%, 02/01/20.................................................    2,860  $ 2,891,489
City of Los Angeles Wastewater System Revenue (RB) Series B
            5.000%, 06/01/21.................................................    1,400    1,488,872
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/22.................................................      385      424,135
City of San Francisco Public Utilities Commission Water Revenue (RB)
            5.000%, 11/01/19.................................................    5,920    5,920,000
            5.000%, 11/01/20.................................................    5,695    5,919,212
            5.000%, 11/01/20.................................................    1,070    1,112,126
            5.000%, 11/01/21.................................................    4,290    4,628,781
            4.000%, 11/01/22.................................................    3,000    3,263,460
            5.000%, 11/01/22.................................................    1,345    1,502,647
            5.000%, 11/01/23.................................................    1,835    2,119,315
(Currency)  5.000%, 11/01/27 (Pre-refunded @ $100, 11/1/21)..................    4,690    5,062,902
City of San Francisco Public Utilities Commission Water Revenue (RB) Series
(Currency)  5.000%, 11/01/26 (Pre-refunded @ $100, 11/1/20)..................    3,510    3,649,628
(Currency)  5.000%, 11/01/28 (Pre-refunded @ $100, 11/1/20)..................    6,200    6,446,636
(Currency)  5.000%, 11/01/35 (Pre-refunded @ $100, 11/1/19)..................   10,625   10,625,000
(Currency)  5.125%, 11/01/39 (Pre-refunded @ $100, 11/1/19)..................   12,875   12,875,000
City of San Francisco Public Utilities Commission Water Revenue (RB) Series B
            5.000%, 11/01/19.................................................      275      275,000
City of Santa Rosa Wastewater Revenue (RB) Series A
            5.000%, 09/01/21.................................................    1,760    1,889,642
City of Torrance (RN)
            2.000%, 06/25/20.................................................   19,000   19,131,290

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
City of Tulare Sewer Revenue (RB) (AGM)
    3.000%, 11/15/19.........................................................      200  $   200,118
Colton Joint Unified School District (GO) (AGM)
    4.000%, 08/01/20.........................................................    1,000    1,021,870
Conejo Valley Unified School District (GO) Series
    5.000%, 08/01/20.........................................................    1,000    1,030,000
Contra Costa Community College District (GO)
    5.000%, 08/01/21.........................................................    1,250    1,337,450
Contra Costa Community College District (GO) Series
    3.000%, 08/01/20.........................................................    9,515    9,660,199
    4.000%, 08/01/21.........................................................    4,000    4,210,920
County of Riverside (RN)
    5.000%, 06/30/20.........................................................   13,835   14,201,074
County of Santa Clara (GO) Series B
    5.000%, 08/01/21.........................................................    1,105    1,182,704
County of Santa Cruz (RN)
    4.000%, 07/01/20.........................................................   20,000   20,398,800
County of Ventura (RN)
    5.000%, 07/01/20.........................................................   43,120   44,259,662
Del Mar Union School District (GO)
    4.000%, 08/01/20.........................................................    4,250    4,345,540
Desert Community College District (GO)
    5.000%, 08/01/21.........................................................      665      711,763
Desert Sands Unified School District (GO)
    3.000%, 08/01/20.........................................................    1,250    1,269,075
    4.000%, 08/01/21.........................................................      450      473,886
East Bay Regional Park District (GO) Series A
    4.000%, 09/01/21.........................................................      210      221,676
East Bay Regional Park District (GO) Series A-
    5.000%, 09/01/20.........................................................      810      837,022
    5.000%, 09/01/20.........................................................    4,900    5,063,464
East Side Union High School District (GO)
    2.000%, 08/01/20.........................................................    1,055    1,063,313
El Monte Union High School District (GO)
    2.000%, 06/01/22.........................................................    1,080    1,108,177
El Rancho Unified School District (GO) (AGM)
    4.000%, 08/01/20.........................................................      780      797,651

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
CALIFORNIA -- (Continued)
El Segundo Unified School District (GO) Series
   5.000%, 08/01/20........................................  1,095  $ 1,127,850
   5.000%, 08/01/21........................................    600      642,192
Fontana Unified School District (GO)
   4.000%, 08/01/20........................................  3,620    3,701,921
   4.000%, 08/01/21........................................    530      558,132
Fremont Unified School District (GO) Series C
   5.000%, 08/01/20........................................ 13,340   13,740,200
Fremont Union High School District (GO)
   5.000%, 08/01/20........................................  1,000    1,030,000
Fremont Union High School District (GO) Series
   3.000%, 08/01/20........................................  3,505    3,558,486
Fresno Unified School District (GO) Series
   4.000%, 08/01/20........................................  4,000    4,090,520
   4.000%, 08/01/21........................................  1,165    1,226,838
Gavilan Joint Community College District (GO) Series A
   4.000%, 08/01/20........................................  2,100    2,147,523
   4.000%, 08/01/21........................................  1,500    1,579,620
Gilroy Unified School District (GO) (AGM)
   4.000%, 08/01/23........................................  1,900    2,111,432
Grossmont Union High School District (GO)
   4.000%, 08/01/20........................................  2,420    2,474,765
Kern Community College District (GO)
   4.000%, 08/01/20........................................  5,000    5,109,350
Livermore Valley Joint Unified School District (GO)
   5.000%, 08/01/20........................................    800      823,456
Long Beach Community College District (GO) Series
   4.000%, 08/01/20........................................  4,000    4,088,720
Long Beach Unified School District (GO) Series
   5.000%, 08/01/20........................................  7,375    7,588,949
Long Beach Unified School District (GO) Series B
   5.000%, 08/01/21........................................ 10,000   10,679,800
   5.000%, 08/01/22........................................ 10,000   11,062,900
Long Beach Unified School District (GO) Series F
   5.000%, 08/01/20........................................  2,200    2,263,822
   5.000%, 08/01/21........................................  5,145    5,494,757

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
                                                            -------
CALIFORNIA -- (Continued)
Los Altos Elementary School District (GO)
   4.000%, 08/01/21........................................  1,550  $ 1,632,274
Los Altos Elementary School District (RN) Series A
   2.000%, 06/30/20........................................  7,000    7,047,110
Los Angeles Community College District (GO)
   5.000%, 08/01/21........................................  2,890    3,091,664
Los Angeles Community College District (GO) Series A
   5.000%, 08/01/20........................................ 10,000   10,297,700
   5.000%, 08/01/21........................................  3,625    3,877,953
Los Angeles Community College District (GO) Series C
   5.000%, 08/01/20........................................  4,080    4,201,462
Los Angeles Community College District (GO) Series G
   5.000%, 08/01/23........................................  3,350    3,840,273
Los Angeles County Metropolitan Transportation Authority
  (RB) Series A
   5.000%, 06/01/20........................................  6,215    6,357,510
   5.000%, 07/01/20........................................ 12,985   13,325,726
   5.000%, 07/01/20........................................  3,005    3,083,851
   5.000%, 07/01/21........................................  9,000    9,599,760
   5.000%, 07/01/22........................................  1,765    1,952,496
Los Angeles County Metropolitan Transportation Authority
  (RB) Series C
   5.000%, 07/01/20........................................  5,460    5,603,270
   5.000%, 07/01/21........................................  1,400    1,493,296
Los Angeles Department of Water (RB) Series B
   4.000%, 07/01/20........................................    500      510,115
   5.000%, 07/01/20........................................  1,785    1,832,784
   4.000%, 07/01/21........................................    700      735,511
   5.000%, 07/01/21........................................  1,500    1,600,725
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series A
   5.000%, 07/01/20........................................  1,050    1,078,046
   5.000%, 07/01/21........................................  1,750    1,867,215
   5.000%, 07/01/21........................................  2,000    2,133,960

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
Los Angeles Department of Water & Power Power System Revenue (RB) Series D
            5.000%, 07/01/20.................................................    1,000  $ 1,026,710
            5.000%, 07/01/21.................................................      875      933,608
Los Angeles Unified School District (GO) Series A
            5.000%, 07/01/21.................................................    3,500    3,726,030
            5.000%, 07/01/23.................................................   20,000   22,748,200
Los Angeles Unified School District (GO) Series A-2
            5.000%, 07/01/21.................................................    4,625    4,923,682
Los Angeles Unified School District (GO) Series B
            5.000%, 07/01/22.................................................    1,350    1,486,647
Los Angeles Unified School District (GO) Series B-1
            5.000%, 07/01/20.................................................    1,740    1,784,840
Los Angeles Unified School District (GO) Series C
            5.000%, 07/01/20.................................................    1,895    1,943,834
            5.000%, 07/01/22.................................................    5,560    6,122,783
            5.000%, 07/01/23.................................................    2,000    2,274,820
Los County Angeles
            5.000%, 06/30/20.................................................   10,000   10,263,200
Los Rios Community College District (GO) Series
            4.000%, 08/01/20.................................................   15,735   16,091,083
            4.000%, 08/01/21.................................................    8,970    9,446,128
Los Rios Community College District (GO) Series A
(Currency)  4.750%, 08/01/32 (Pre- refunded @ $100, 8/1/20)..................    5,000    5,138,150
Los Rios Community College District (GO) Series F
            2.000%, 08/01/20.................................................    2,365    2,383,636
Manhattan Beach Unified School District (GO) Series A- MEASURE C
            5.000%, 09/01/20.................................................    1,575    1,627,542
Manhattan Beach Unified School District (GO) Series F
            4.000%, 09/01/21.................................................      500      527,800
Mill Valley School District (GO) Series A
(Currency)  4.250%, 08/01/34 (Pre- refunded @ $100, 8/1/20)..................    1,280    1,311,616

                                                                                  FACE
                                                                                 AMOUNT^   VALUE+
                                                                                 ------- ----------
                                                                                  (000)
                                                                                 -------
CALIFORNIA -- (Continued)
New Haven Unified School District (GO) (BAM) Series B
    5.000%, 08/01/21..........................................................    3,100  $3,317,992
North Orange County Community College District (GO) Series B
    4.000%, 08/01/20..........................................................    3,500   3,579,205
Norwalk-La Mirada Unified School District (GO) Series
    4.000%, 08/01/20..........................................................      300     306,789
    4.000%, 08/01/21..........................................................    1,205   1,268,961
    4.000%, 08/01/22..........................................................    1,000   1,082,450
Oakland Unified School District/ Alameda County (GO)
    5.000%, 08/01/20..........................................................      600     616,998
Oceanside Unified School District (GO) Series E
    4.000%, 08/01/20..........................................................    1,500   1,533,945
Orange County Sanitation District (RB) Series A
    5.000%, 02/01/24..........................................................    5,295   6,183,077
Oxnard Union High School District (GO) Series A
    4.000%, 08/01/20..........................................................    3,000   3,067,890
Palm Springs Unified School District (GO) Series D
    3.000%, 08/01/20..........................................................    3,120   3,167,611
Palo Alto Unified School District (GO)
    6.000%, 08/01/20..........................................................    8,265   8,573,863
Palomar Community College District (GO)
    5.000%, 05/01/23..........................................................      715     813,942
Pasadena Unified School District (GO)
    5.000%, 05/01/20..........................................................      550     560,956
Peralta Community College District (GO) Series A
    5.000%, 08/01/20..........................................................    1,645   1,693,100
    4.000%, 08/01/23..........................................................    1,515   1,671,242
Peralta Community College District (GO) Series B
    5.000%, 08/01/22..........................................................    1,845   2,035,828
Redwood City School District (GO)
    4.000%, 08/01/20..........................................................      450     459,810
Sacramento Municipal Utility District (RB) Series E
    5.000%, 08/15/21..........................................................    2,550   2,731,407

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                                 FACE
                                                                                AMOUNT^   VALUE+
                                                                                ------- -----------
                                                                                 (000)
                                                                                -------
CALIFORNIA -- (Continued)
Sacramento Municipal Utility District (RB) Series X
            5.000%, 08/15/21.................................................      750  $   803,355
(Currency)  5.000%, 08/15/25 (Pre-refunded @ $100, 8/15/21)..................    2,985    3,194,607
(Currency)  5.000%, 08/15/26 (Pre-refunded @ $100, 8/15/21)..................    6,065    6,490,884
San Diego Community College District (GO)
            4.000%, 08/01/20.................................................    1,040    1,063,535
(Currency)  5.000%, 08/01/41 (Pre-refunded @ $100, 8/1/21)...................    6,800    7,279,400
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/20.................................................    1,385    1,412,520
            5.000%, 05/01/21.................................................      550      583,000
San Diego Public Facilities Financing Authority (RB) Series A
(Currency)  5.000%, 09/01/26 (Pre-refunded @ $100, 9/1/20)...................    4,455    4,604,733
San Diego Public Facilities Financing Authority Sewer Revenue (RB)
            5.000%, 05/15/22.................................................    6,175    6,790,586
San Diego Public Facilities Financing Authority Sewer Revenue (RB) Series A
            4.000%, 05/15/20.................................................   11,000   11,175,340
            5.000%, 05/15/20.................................................    7,750    7,914,455
(Currency)  5.250%, 05/15/24 (Pre-refunded @ $100, 5/15/20)..................    1,235    1,263,096
San Diego Unified School District (GO) Series
            4.000%, 07/01/20.................................................   10,000   10,194,300
            5.000%, 07/01/21.................................................    7,695    8,195,944
San Diego Unified School District (GO) Series K-
            4.000%, 07/01/21.................................................    8,000    8,389,600
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/23.................................................    2,000    2,282,540
San Diego Unified School District (RN) Series A
            5.000%, 06/30/20.................................................   16,600   17,023,466

                                                                                  FACE
                                                                                 AMOUNT^   VALUE+
                                                                                 ------- ----------
                                                                                  (000)
                                                                                 -------
CALIFORNIA -- (Continued)
San Diego Unified School District (GO) (AGM) Series C-2
            5.500%, 07/01/21..................................................    1,390  $1,491,887
San Francisco Community College District (GO)
            5.000%, 06/15/20..................................................    5,430   5,564,935
            5.000%, 06/15/22..................................................    2,000   2,209,000
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/20..................................................    5,000   5,024,850
San Francisco Unified School District (GO)
            3.000%, 06/15/20..................................................      500     506,225
            5.000%, 06/15/21..................................................    3,200   3,406,496
San Francisco Unified School District (GO) Series
            5.000%, 06/15/20..................................................    3,080   3,155,953
San Francisco Unified School District (GO) Series A
            3.000%, 06/15/20..................................................    5,320   5,386,234
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22..................................................    1,750   1,796,743
San Joaquin County Transportation Authority (RB) Series A
(Currency)  6.000%, 03/01/36 (Pre-refunded @ $100, 3/1/21)....................    1,175   1,251,798
San Jose Evergreen Community College District (GO)
            5.000%, 09/01/21..................................................      250     268,415
San Juan Unified School District (GO)
            3.000%, 08/01/22..................................................    1,200   1,266,876
San Leandro Unified School District (GO) Series B
            4.000%, 08/01/21..................................................      265     278,595
San Mateo County Community College District (GO)
            4.000%, 09/01/21..................................................    1,310   1,382,836
San Mateo County Community College District (GO) Series B
            4.000%, 09/01/20..................................................      755     773,996
San Rafael City High School District (GO) Series B
            4.000%, 08/01/20..................................................      305     311,902

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- -----------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
San Ramon Valley Unified School District (GO)
            4.000%, 08/01/21............................    4,225  $ 4,449,263
Santa Barbara Unified School District (RN)
            3.000%, 06/30/20............................    3,500    3,545,955
Santa Clara Unified School District (GO)
            5.000%, 07/01/20............................    5,000    5,132,200
            5.000%, 07/01/20............................    1,200    1,231,728
            5.000%, 07/01/20............................    3,195    3,279,476
Santa Monica Community College District (GO) Series D
            4.000%, 08/01/20............................    1,855    1,896,979
Santa Monica-Malibu Unified School District (GO)
            4.000%, 08/01/20............................   14,365   14,690,080
Santa Monica-Malibu Unified School District (GO)
  Series D
            4.000%, 08/01/20............................    5,765    5,895,462
Sequoia Union High School District (RN)
            2.000%, 06/30/20............................    5,000    5,033,000
Sequoia Union High School District (GO)
            1.500%, 07/01/20............................    5,640    5,661,037
Southern California Public Power Authority (RB)
            4.000%, 07/01/20............................    4,090    4,172,168
            5.000%, 07/01/20............................    1,175    1,206,302
            5.000%, 07/01/21............................    3,825    4,078,598
Tustin Unified School District (GO)
(Currency)  6.000%, 08/01/36 (Pre-refunded @ $100,
              8/1/21)...................................    1,500    1,629,960
University of California (RB) Series G
(Currency)  5.000%, 05/15/37 (Pre-refunded @ $100,
              5/15/22)..................................   14,770   16,238,729

                                                          FACE
                                                         AMOUNT^      VALUE+
                                                        --------- --------------
                                                          (000)
                                                        ---------
CALIFORNIA -- (Continued)
Washington Unified School District (GO)
         4.000%, 08/01/20............................       1,000 $    1,021,870
West Contra Costa Unified School District (GO) (AGM)
         5.000%, 08/01/20............................         820        844,600
         5.000%, 08/01/21............................       2,350      2,515,252
West Contra Costa Unified School District (GO)
  Series A
         4.000%, 08/01/20............................       2,715      2,776,440
West Contra Costa Unified School District (GO)
  Series B
         6.000%, 08/01/21............................       1,000      1,087,550
West Valley-Mission Community College District (GO)
  Series
         3.000%, 08/01/20............................       7,020      7,127,125
West Valley-Mission Community College District (GO)
  Series B
         5.000%, 08/01/21............................       1,345      1,439,096
Western Placer Unified School District (RN)
         2.000%, 06/30/20............................
                                                            8,000      8,053,840
Westlands Water District (RB) (AGM) Series A
         4.000%, 09/01/20............................       1,045      1,069,725
                                                                  --------------
TOTAL MUNICIPAL BONDS................................              1,207,872,522
                                                                  --------------
                                                         SHARES
                                                        ---------
TEMPORARY CASH INVESTMENTS -- (0.4%)
         BlackRock Liquidity Funds California Money
           Fund Portfolio............................   5,262,092      5,262,092
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,207,809,673)..............................             $1,213,134,614
                                                                  ==============

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                           ---------------------------------------------
                           LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                           ------- -------------- ------- --------------
        Municipal Bonds...   --    $1,207,872,522   --    $1,207,872,522
        Temporary Cash
          Investments.....   --         5,262,092   --         5,262,092
                             --    --------------   --    --------------
        TOTAL.............   --    $1,213,134,614   --    $1,213,134,614
                             ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- -----------
                                                            (000)
                                                           -------
MUNICIPAL BONDS -- (96.7%)
CALIFORNIA -- (96.7%)
Albany Unified School District (GO)
            4.000%, 08/01/21............................      240  $   252,739
Anaheim Housing & Public Improvements Authority (RB)
(Currency)  5.000%, 10/01/32 (Pre-refunded @ $100,
              10/1/21)..................................      235      252,677
(Currency)  5.000%, 10/01/33 (Pre-refunded @ $100,
              10/1/21)..................................      965    1,037,587
(Currency)  5.000%, 10/01/34 (Pre-refunded @ $100,
              10/1/21)..................................      400      430,088
(Currency)  5.000%, 10/01/41 (Pre-refunded @ $100,
              10/1/21)..................................      960    1,032,211
Anaheim Union High School District (GO)
            5.000%, 08/01/23............................    1,905    2,186,083
Antelope Valley Community College District (GO) Series A
            5.000%, 08/01/24............................      850    1,007,513
Antelope Valley Union High School District (GO)
            4.000%, 08/01/21............................      500      526,540
            5.000%, 08/01/22............................    1,650    1,828,695
Arcadia Unified School District (GO)
            3.000%, 08/01/26............................    1,035    1,157,554
Azusa Unified School District (GO)
            4.000%, 07/01/21............................      400      420,156
            5.000%, 07/01/21............................      825      880,118
Bay Area Toll Authority (RB) Series S-4
(Currency)  5.000%, 04/01/30 (Pre-refunded @ $100,
              4/1/23)...................................   10,500   11,900,070
Berkeley Unified School
            District (GO) Series D 5.000%, 08/01/23.....      600      688,764
Berkeley Unified School
            District (GO) Series E 5.000%, 08/01/27.....      455      584,811

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
            5.000%, 08/01/28............................    2,540  $3,340,786
Beverly Hills Unified School District (GO)
            2.000%, 08/01/21............................      145     147,698
            2.000%, 08/01/22............................    2,805   2,885,588
Buena Park School District (GO) (AGM)
            2.500%, 08/01/21............................       75      77,042
Burbank Unified School District (GO)
            5.000%, 08/01/24............................      300     355,593
Butte-Glenn Community College District (GO)
            2.500%, 08/01/20............................      550     556,363
California Infrastructure & Economic Dev. Bank (RB)
  (FGIC) (ETM) Series A
            5.000%, 07/01/25............................    2,500   3,048,750
California Infrastructure & Economic Development Bank
  (RB) (FGIC) Series A
            5.000%, 07/01/26............................    7,500   9,389,250
California Infrastructure & Economic Development Bank
  (RB) (AMBAC) Series A
(Currency)  5.000%, 07/01/36 (Pre-refunded @ $ 100,
              1/1/28)...................................      225     291,661
California Municipal Finance Authority (RB)
(Currency)  5.750%, 01/01/33 (Pre-refunded @ $ 100,
              1/1/22)...................................      750     825,697
(Currency)  6.000%, 01/01/42 (Pre-refunded @ $ 100,
              1/1/22)...................................    3,905   4,319,047
California State (GO)
            4.000%, 11/01/19............................      135     135,000
            5.250%, 02/01/20............................      500     505,010
            5.000%, 11/01/20............................      750     778,920
            4.000%, 12/01/20............................      750     773,340
            5.000%, 02/01/21............................      700     733,831
            5.000%, 04/01/21............................      475     501,020
            5.000%, 09/01/21............................      460     492,665
            5.000%, 09/01/21............................    3,705   3,968,092
            5.000%, 09/01/21............................      175     187,427
            5.000%, 10/01/21............................      200     214,846
            5.000%, 02/01/22............................    2,575   2,799,540

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- -----------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
            5.000%, 04/01/22............................      940  $ 1,027,890
            4.000%, 09/01/22............................      525      567,714
            5.000%, 09/01/22............................      625      693,194
            5.250%, 09/01/22............................    2,585    2,884,989
            5.000%, 10/01/22............................    1,000    1,112,220
            5.250%, 10/01/22............................    2,380    2,664,077
            5.000%, 12/01/22............................    1,245    1,392,458
            5.000%, 02/01/23............................    1,400    1,574,034
            5.000%, 08/01/23............................    1,500    1,714,185
            5.000%, 09/01/23............................    1,635    1,873,465
            5.000%, 10/01/23............................      100      114,891
            5.000%, 11/01/23............................      875    1,007,974
            5.000%, 05/01/24............................      975    1,139,677
            5.000%, 09/01/24............................    1,000    1,180,600
            5.000%, 10/01/24............................    2,400    2,840,424
            5.000%, 11/01/24............................      850    1,008,457
            5.500%, 02/01/25............................    1,000    1,219,290
            5.000%, 08/01/25............................    3,275    3,965,927
            5.000%, 08/01/25............................    4,500    5,449,365
            5.000%, 09/01/25............................      840    1,019,575
            5.000%, 10/01/25............................    1,000    1,216,590
            5.000%, 11/01/25............................    4,000    4,877,560
            5.000%, 08/01/26............................      800      991,136
            5.000%, 08/01/26............................    1,400    1,734,488
            5.000%, 08/01/26............................    2,850    3,530,922
            3.500%, 08/01/27............................    2,220    2,562,790
            5.000%, 08/01/27............................    8,750   11,061,225
            5.000%, 04/01/28............................    1,000    1,279,630
            5.000%, 08/01/28............................    1,000    1,288,430
            5.000%, 10/01/28............................    4,750    6,140,657
            5.000%, 10/01/28............................    2,000    2,585,540
            5.000%, 04/01/29............................    5,000    6,517,750
California State (GO) Series B
            5.000%, 09/01/21............................    1,060    1,135,271
            5.000%, 09/01/21............................    1,700    1,820,717
            5.000%, 08/01/22............................    1,250    1,382,500
            5.000%, 09/01/23............................    2,285    2,618,267
            5.000%, 08/01/25............................    3,000    3,632,910
            5.000%, 08/01/26............................    1,000    1,238,920
            5.000%, 09/01/26............................      305      378,600
California State Department of Water Resources (RB)
  Series AM
            5.000%, 12/01/22............................    4,105    4,603,142
California State Department of Water Resources (RB)
  Series AQ
(Currency)  4.000%, 12/01/32 (Pre-refunded @ $100,
              6/1/23)...................................    5,000    5,542,200

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
California State Department of Water Resources (RB)
  Series AR
            5.000%, 12/01/22............................    3,210  $3,599,533
            5.000%, 12/01/23............................      900   1,043,757
California State Department of Water Resources (RB)
  Series AS
            5.000%, 12/01/19............................      530     531,601
            5.000%, 12/01/22............................    1,485   1,665,205
            5.000%, 12/01/24............................    1,000   1,196,400
California State Department of Water Resources (RB)
  Series BA
            5.000%, 12/01/28............................    4,000   5,287,000
California State Department of Water Resources (RB)
  (ETM) Series AS
            5.000%, 12/01/19............................       15      15,045
            5.000%, 12/01/22............................       15      16,803
California State Department of Water Resources Power
  Supply Revenue (RB) Series L
            5.000%, 05/01/20............................    3,380   3,446,654
(Currency)  5.000%, 05/01/22 (Pre-refunded @ $100,
              5/1/20)...................................      610     622,121
California State Department of Water Resources Power
  Supply Revenue (RB) Series O
            5.000%, 05/01/21............................    3,640   3,856,726
            5.000%, 05/01/22............................    7,410   8,133,883
California State Public Works Board (RB) (ETM) Series F
            5.000%, 10/01/20............................      500     518,455
California State Public Works Board (RB) (ETM) Series H
            5.000%, 09/01/20............................    1,000   1,033,610
            5.000%, 09/01/21............................    1,740   1,868,499
California State University (RB) Series A
            5.000%, 11/01/19............................    3,000   3,000,000
            5.000%, 11/01/20............................      685     712,592
            5.000%, 11/01/25............................    1,015   1,248,237
            5.000%, 11/01/25............................    2,000   2,459,580
            5.000%, 11/01/29............................    1,500   2,007,405
California State University (RB) Series A-
            5.000%, 11/01/19............................      450     450,000

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CONTINUED


                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
California State University (RB) (AGM) Series C
            5.000%, 11/01/22............................      100  $  111,847
California Statewide Communities Dev. Authority (RB)
(Currency)  6.000%, 06/01/33 (Pre-refunded @ $100,
              6/1/21)...................................    1,295   1,396,554
Capistrano Unified School District School Facilities
  Improvement District No. 1 (GO)
            4.000%, 08/01/22............................      170     183,728
Carlsbad Unified School District (GO)
            5.000%, 08/01/21............................      230     246,174
            5.000%, 08/01/24............................      325     385,557
Central Marin Sanitation Agency (RB)
            4.000%, 09/01/21............................    1,425   1,504,230
Cerritos Community College District (GO) Series C
            5.000%, 08/01/29............................      400     537,672
Chabot-Las Positas Community College District (GO)
            5.000%, 08/01/22............................      900     998,505
            4.000%, 08/01/23............................    1,970   2,189,222
Chaffey Community College District (GO) Series E
            4.000%, 06/01/22............................      335     361,271
Chico Unified School District (GO) Series A-2
            4.000%, 08/01/24............................      250     284,775
Chino Valley Unified School District (GO) Series A
            4.000%, 08/01/21............................      200     210,616
Chula Vista Elementary School District (GO)
            5.000%, 08/01/22............................    1,835   2,034,776
Chula Vista Municipal Financing Authority (RB) Series F
            5.000%, 05/01/25............................      250     301,218
City & County of San Francisco (GO) Series A
            5.000%, 06/15/20............................    1,715   1,757,292
            5.000%, 06/15/22............................    2,200   2,428,712
            5.000%, 06/15/24............................    1,000   1,179,610

                                                            FACE
                                                           AMOUNT^   VALUE+
                                                           ------- ----------
                                                            (000)
                                                           -------
CALIFORNIA -- (Continued)
City & County of San Francisco (GO) Series B
            4.000%, 06/15/20............................      800  $  814,840
City & County of San Francisco (GO) Series C
            5.000%, 06/15/20............................      575     589,179
City & County of San Francisco (GO) Series D
            5.000%, 06/15/20............................    2,000   2,049,320
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/20............................      500     512,330
            5.000%, 06/15/21............................    2,315   2,464,387
City of Grover Beach (GO)
            5.000%, 09/01/23............................      360     414,407
City of Long Beach Harbor Revenue (RB) Series A
            5.000%, 05/15/28............................      500     652,170
            5.000%, 05/15/29............................      375     499,260
City of Los Angeles (GO) Series A
            5.000%, 09/01/20............................      445     459,583
City of Los Angeles (GO) Series B
            5.000%, 09/01/24............................    1,000   1,188,360
City of Oakland (GO) Series A
            5.000%, 01/15/25............................      500     600,125
City of Pacifica COP
            5.000%, 01/01/24............................      250     290,373
City of Pasadena Electric Revenue (RB) Series A
            5.000%, 06/01/22............................    1,000   1,101,650
City of San Francisco Public Utilities Commission Water
  Revenue (RB)
            5.000%, 11/01/21............................      865     933,309
            5.000%, 11/01/22............................    1,335   1,491,475
            5.000%, 11/01/23............................    1,475   1,703,536
            5.000%, 11/01/24............................    1,250   1,489,050
            5.000%, 11/01/25............................    1,000   1,226,530
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series B
            5.000%, 11/01/19............................      420     420,000
City of San Francisco Public Utilities Commission Water
  Revenue (RB) Series F
(Currency)  5.000%, 11/01/23 (Pre-refunded @ $100,
              11/1/20)..................................    1,000   1,039,780

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CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- ----------
                                                                  (000)
                                                                 -------
CALIFORNIA -- (Continued)
(Currency)  5.500%, 11/01/30 (Pre- refunded @ $100, 11/1/20)..    1,000  $1,044,700
Coachella Valley Unified School District (GO) (BAM)
            4.000%, 08/01/22..................................      825     891,850
Colton Joint Unified School District (GO)
            5.000%, 08/01/21..................................      900     961,668
Conejo Valley Unified School District (GO) Series B
            5.000%, 08/01/21..................................      500     535,160
Contra Costa Transportation Authority (RB) Series A
            5.000%, 03/01/22..................................      470     513,607
            5.000%, 03/01/24..................................    1,250   1,461,237
Contra Costa Transportation Authority (RB) Series B
(Currency)  5.000%, 03/01/23 (Pre- refunded @ $100, 3/1/20)...      500     506,645
            5.000%, 03/01/27..................................    1,250   1,588,612
Contra Costa Water District (RB) Series Q
            5.000%, 10/01/22..................................      505     563,519
Corona-Norco Unified School District (GO) Series B
            3.000%, 08/01/23..................................      500     536,740
            5.000%, 08/01/27..................................      150     190,505
Culver City School Facilities Financing Authority (RB) (AGM)
            5.500%, 08/01/26..................................      855   1,098,256
Cupertino Union School District (GO) Series B
            4.000%, 08/01/21..................................      400     421,232
Davis Joint Unified School District Community Facilities
  District (ST) (AGM)
            3.000%, 08/15/22..................................    1,000   1,051,400
Del Mar Union School District (GO)
            4.000%, 08/01/28..................................      240     295,128
Desert Sands Unified School District (GO)
            5.000%, 08/01/21..................................    3,000   3,210,960
Dublin Unified School District (GO)
            5.000%, 08/01/22..................................      875     970,261
            5.000%, 08/01/23..................................    1,665   1,910,005

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
                                                                  -------
CALIFORNIA -- (Continued)
East Bay Regional Park District (GO) Series A-
        5.000%, 09/01/27.......................................      550  $  709,731
East Side Union High School District (GO)
        4.000%, 08/01/21.......................................      600     631,848
East Side Union High School District (GO) Series A
        3.000%, 08/01/21.......................................      575     595,614
El Rancho Unified School District (GO) (AGM)
        4.000%, 08/01/21.......................................    1,285   1,353,208
Elsinore Valley Municipal Water District Financing Authority
  (RB) Series A
        5.000%, 07/01/24.......................................      200     236,448
Fallbrook Union Elementary School District (GO) Series A
        5.000%, 08/01/20.......................................      200     206,000
Folsom Cordova Unified School District School Facilities
  Improvement Dist No. 5 (GO) (AGM) Series B
        5.000%, 10/01/26.......................................      250     314,685
Folsom Cordova Unified School District School Facilities
  Improvement Dist No. 5 (GO) Series C
        5.000%, 10/01/25.......................................      100     122,684
Fontana Unified School District (GO)
        4.000%, 08/01/21.......................................    1,585   1,669,132
        4.000%, 08/01/22.......................................      875     946,400
Fountain Valley Public Finance Authority (RB) Series A
        5.000%, 07/01/24.......................................      250     295,813
Franklin-Mckinley School District (GO)
        4.000%, 08/01/23.......................................      325     360,913
Fremont Union High School District (GO) Series A
        5.000%, 08/01/25.......................................      795     972,611
Fresno Unified School District (GO) (AGM) Series A
        4.500%, 08/01/20.......................................      480     492,629
Gilroy Unified School District (GO) (AGM)
        4.000%, 08/01/24.......................................    2,615   2,978,746

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CONTINUED


                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- ----------
                                                             (000)
                                                            -------
 CALIFORNIA -- (Continued)
 Grossmont Healthcare District (GO) Series C
     5.000%, 07/15/23....................................      100  $  114,546
 Grossmont Union High School District (GO)
     5.000%, 08/01/27....................................      500     639,665
 Hacienda La Puente Unified School District (GO) (NATL)
     5.000%, 08/01/23....................................      225     258,467
 Jurupa Unified School District (GO) (AGM)
     5.000%, 08/01/20....................................      725     746,917
 Kern High School District (GO) Series A
     3.000%, 08/01/20....................................    3,885   3,944,285
     3.000%, 08/01/26....................................      895     998,516
 Kern High School District (GO) Series E
     2.000%, 08/01/20....................................    2,435   2,454,188
     3.000%, 08/01/21....................................      465     481,670
 Lakeside Union School District/San Diego County (GO)
     5.000%, 08/01/23....................................      695     797,269
 Lancaster Financing Authority (NATL) (ETM)
     5.250%, 02/01/20....................................      540     545,530
 Liberty Union High School District (GO)
     5.000%, 08/01/20....................................      380     391,400
     4.000%, 08/01/21....................................      500     526,540
 Lompoc Unified School District (GO) (AGC)
     5.250%, 08/01/20....................................      540     557,194
 Long Beach Community College District (GO) Series C
     5.000%, 08/01/28....................................      140     182,651
 Long Beach Unified School District (GO)
     5.000%, 08/01/20....................................    1,500   1,543,515
     5.000%, 08/01/26....................................      200     249,246
 Los Altos Elementary School District (GO)
     4.000%, 08/01/21....................................      250     263,270
     4.000%, 08/01/21....................................      470     494,948
 Los Angeles Community College District (GO) Series A
     5.000%, 08/01/21....................................    2,725   2,915,150
     5.000%, 08/01/23....................................      340     389,759
     5.000%, 08/01/24....................................      250     295,563

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- ----------
                                                             (000)
                                                            -------
 CALIFORNIA -- (Continued)
 Los Angeles Community College District (GO) Series C
     5.000%, 08/01/22....................................      400  $  443,548
     5.000%, 08/01/25....................................    1,240   1,510,072
     5.000%, 06/01/26....................................    2,500   3,108,450
 Los Angeles Community College District (GO) Series G
     5.000%, 08/01/23....................................      650     745,127
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series A
     5.000%, 07/01/20....................................      830     851,779
     5.000%, 07/01/20....................................      300     307,872
     5.000%, 07/01/21....................................      520     554,653
     5.000%, 07/01/22....................................      870     962,420
     5.000%, 07/01/25....................................    1,590   1,935,555
     5.000%, 07/01/27....................................    3,565   4,567,050
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series A-
     5.000%, 07/01/25....................................    3,435   4,181,529
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series B
     5.000%, 06/01/20....................................      500     511,465
     5.000%, 07/01/20....................................      525     538,776
 Los Angeles County Metropolitan Transportation
   Authority (RB) Series C
     5.000%, 07/01/20....................................      525     538,776
 Los Angeles County Public Works Financing Authority
   (RB) Series D
     5.000%, 12/01/25....................................      165     202,597
 Los Angeles Department of Water (RB) Series A
     5.000%, 07/01/24....................................    1,450   1,714,248
 Los Angeles Department of Water (RB) Series B
     5.000%, 07/01/20....................................      500     513,385
     5.000%, 07/01/22....................................      435     481,210
     5.000%, 07/01/28....................................      750     982,462
 Los Angeles Department of Water &Power Power System
   Revenue (RB) Series A
     5.000%, 07/01/20....................................      600     616,026
     5.000%, 07/01/21....................................    1,000   1,066,980
     5.000%, 07/01/21....................................    2,950   3,147,591
     5.000%, 07/01/21....................................    1,650   1,760,517

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CONTINUED

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series B
   5.000%, 07/01/24.........................................  5,000  $5,906,200
Los Angeles Department of Water & Power Power System
  Revenue (RB) Series C
   5.000%, 07/01/26.........................................  1,665   2,081,716
Los Angeles Unified School District (GO) Series A
   3.000%, 07/01/20.........................................    790     800,025
   5.000%, 07/01/20.........................................    150     153,866
   2.000%, 07/01/22.........................................  1,515   1,549,663
   5.000%, 07/01/22.........................................  1,115   1,227,860
   5.000%, 07/01/24.........................................    720     844,394
   5.000%, 07/01/26.........................................  1,270   1,567,637
   5.000%, 07/01/27.........................................  1,500   1,890,285
   5.000%, 07/01/28.........................................  1,000   1,282,500
Los Angeles Unified School District (GO) Series A-1
   5.000%, 07/01/21.........................................  1,710   1,820,432
Los Angeles Unified School District (GO) Series A-2
   5.000%, 07/01/21.........................................  2,600   2,767,908
Los Angeles Unified School District (GO) Series B-1
   5.000%, 07/01/27.........................................    500     630,095
Los Angeles Unified School District (GO) Series C
   5.000%, 07/01/22.........................................    500     550,610
   5.000%, 07/01/23.........................................  3,050   3,469,100
Los Rios Community College District (GO) Series B
   5.000%, 08/01/23.........................................    510     584,638
Los Rios Community College District (GO) Series F
   3.000%, 08/01/21.........................................    800     828,680
Lynwood Unified School District (GO) (AGM)
   5.000%, 08/01/21.........................................    450     480,267
   5.000%, 08/01/22.........................................    485     535,440
Manhattan Beach Unified School District (GO) Series C
   3.500%, 09/01/21.........................................  1,185   1,240,197
Manhattan Beach Unified School District (GO) Series E
   3.000%, 09/01/22.........................................    660     697,653

                                                              FACE
                                                             AMOUNT^   VALUE+
                                                             ------- ----------
                                                              (000)
                                                             -------
CALIFORNIA -- (Continued)
Montebello Unified School District (GO)
   5.000%, 08/01/20.........................................    415  $  426,948
Moreland School District (GO) Series B
   5.000%, 08/01/21.........................................    500     535,160
Moreno Valley Public Financing Authority (RB)
   5.000%, 11/01/20.........................................  1,470   1,527,433
Morongo Unified School District (GO)
   3.000%, 08/01/22.........................................    480     505,546
Morongo Unified School District (GO) Series A
   5.000%, 08/01/24.........................................    100     118,072
   5.000%, 08/01/25.........................................     80      97,175
   5.000%, 08/01/26.........................................    220     274,171
   5.000%, 08/01/27.........................................    120     152,910
Mount Diablo Unified School District (GO) Series G
   3.000%, 08/01/24.........................................    800     871,984
Municipal Improvement Corp.of Los Angeles (RB) Series A
   5.000%, 11/01/24.........................................    325     386,282
North Orange County Community College District (GO) Series B
   4.000%, 08/01/22.........................................  2,500   2,706,125
Northern Humboldt Union High School District (GO)
   4.000%, 08/01/26.........................................    220     258,711
Novato Sanitary District (RB)
   5.000%, 02/01/28.........................................  1,475   1,916,762
Oak Park Unified School District (GO)
   4.000%, 08/01/22.........................................    445     481,312
Oakland Unified School District/ Alameda County (GO)
   5.000%, 08/01/20.........................................  1,005   1,033,472
   5.000%, 08/01/22.........................................  1,500   1,652,565
   5.000%, 08/01/24.........................................    900   1,054,458
   5.000%, 08/01/26.........................................    575     707,371
Oakland Unified School District/ Alameda County (GO)
  Series A
   5.000%, 08/01/21.........................................    610     649,931
   4.000%, 08/01/22.........................................    350     376,191
   5.000%, 08/01/22.........................................  3,000   3,305,130
   4.000%, 08/01/24.........................................    500     562,870
   5.000%, 08/01/25.........................................    540     649,933

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DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- ----------
                                                                   (000)
                                                                  -------
CALIFORNIA -- (Continued)
          5.000%, 08/01/25.......................................    750  $  902,685
Oakland Unified School District/ Alameda County (GO) Series B
          5.000%, 08/01/24.......................................  1,675   1,962,463
Oakland Unified School District/ Alameda County (GO) Series C
          5.000%, 08/01/20.......................................    255     262,224
          5.000%, 08/01/26.......................................    500     615,105
Oakland Unified School District/ Alameda County (GO) (AGM)
          5.000%, 08/01/23.......................................    300     341,769
          5.000%, 08/01/24.......................................  1,125   1,320,907
          5.000%, 08/01/25.......................................  1,250   1,508,312
Orange County Sanitation District (RB) Series A
          5.000%, 02/01/23.......................................  1,240   1,400,493
Oxnard Union High School District (GO)
          4.000%, 08/01/21.......................................    320     336,986
          4.000%, 08/01/22.......................................    500     541,225
Palomar Community College District (GO)
          5.000%, 05/01/21.......................................    965   1,023,045
Palomar Community College District (GO) Series D
          5.000%, 08/01/23.......................................    150     172,191
Palos Verdes Peninsula Unified School District (GO) Series B
          5.000%, 11/01/21.......................................    250     270,053
Pasadena Unified School District (GO) Series B
          5.000%, 08/01/24.......................................    800     948,656
Piedmont Unified School District (GO)
          3.000%, 08/01/20.......................................    845     857,895
Placentia-Yorba Linda Unified School District (GO)
          4.000%, 08/01/29.......................................  1,000   1,240,250
Plumas Unified School District (GO) (AGM)
          5.250%, 08/01/21.......................................    800     857,824
Rancho Santiago Community College District (GO) (AGM)
          5.250%, 09/01/20.......................................    500     517,705
Redlands Financing Authority (RB) Series A
          5.000%, 09/01/22.......................................  1,290   1,435,718

                                                                     FACE
                                                                    AMOUNT^   VALUE+
                                                                    ------- ----------
                                                                     (000)
                                                                    -------
CALIFORNIA -- (Continued)
Redlands Unified School District (GO)
            5.000%, 07/01/26.......................................    300  $  375,738
            5.000%, 07/01/27.......................................    500     642,650
Redwood City School District (GO)
            5.000%, 08/01/27.......................................     50      64,095
            5.000%, 08/01/28.......................................     85     111,304
Reed Union School District (GO)
            4.000%, 08/01/27.......................................    460     558,385
Regents of the University of California Medical Center Pooled
  Revenue (RB) Series J
(Currency)  5.250%, 05/15/29 (Pre-refunded @ $ 100, 5/15/23).......    670     767,029
(Currency)  5.000%, 05/15/33 (Pre-refunded @ $ 100, 5/15/23).......    500     569,955
Riverside County Infrastructure Financing Authority (RB) Series A
            5.000%, 11/01/24.......................................  1,100   1,309,781
Sacramento Municipal Utility District (RB) Series D
            5.000%, 08/15/22.......................................    525     582,787
Sacramento Municipal Utility District (RB) Series E
            5.000%, 08/15/23.......................................  1,050   1,205,631
            5.000%, 08/15/26.......................................  1,000   1,251,080
Sacramento Municipal Utility District (RB) Series F
            5.000%, 08/15/22.......................................  1,000   1,110,070
Saddleback Valley Unified School District (GO)
            5.000%, 08/01/22.......................................    465     515,894
SAN DIEGO CA UNIF SCH DIST SDGSCD 07/29 FIXED 5
            5.000%, 07/01/29.......................................    895   1,191,540
San Diego Community College District (GO)
            5.000%, 08/01/24.......................................  1,300   1,540,903
San Diego County Water Authority (RB)
            5.000%, 05/01/24.......................................    940   1,103,729
San Diego County Water Authority Financing Corp. (RB)
            5.000%, 05/01/21.......................................    310     328,600

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CONTINUED


                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- ----------
                                                                (000)
                                                               -------
CALIFORNIA -- (Continued)
San Diego County Water Authority Financing Corp. (RB) Series A
(Currency)  5.250%, 05/01/23 (Pre-refunded @ $100, 11/1/19)...  1,395  $1,395,000
San Diego Public Facilities Financing Authority (RB)
            5.000%, 05/15/25..................................  1,020   1,234,598
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB)
            5.000%, 05/15/22..................................    700     769,783
            5.000%, 05/15/23..................................  2,070   2,354,894
San Diego Public Facilities Financing Authority Sewer
  Revenue (RB) Series A
            4.000%, 05/15/20..................................  3,000   3,047,820
(Currency)  5.250%, 05/15/24 (Pre-refunded @ $100, 5/15/20)...  1,975   2,019,931
San Diego Public Facilities Financing Authority Water Revenue
  (RB) Series A
(Currency)  5.000%, 08/01/23 (Pre-refunded @ $100, 8/1/20)....  2,690   2,770,296
San Diego Unified School District (GO) (AGM) Series C-2
            5.500%, 07/01/21..................................  4,270   4,582,991
            5.500%, 07/01/25..................................  2,550   3,166,156
San Diego Unified School District (GO) (AGM) Series E-2
            5.500%, 07/01/27..................................  3,000   3,937,470
San Diego Unified School District (GO) (NATL) Series D-1
            5.500%, 07/01/24..................................    190     228,076
            5.500%, 07/01/25..................................    445     551,974
San Diego Unified School District (GO) Series R-3
            5.000%, 07/01/20..................................    435     446,297
            5.000%, 07/01/21..................................  1,705   1,815,995
            5.000%, 07/01/22..................................  1,000   1,103,720
            5.000%, 07/01/23..................................    300     342,381
San Diego Unified School District (GO) Series R-5
            5.000%, 07/01/26..................................    110     137,050

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- ----------
                                                                (000)
                                                               -------
CALIFORNIA -- (Continued)
San Diego Unified School District/CA Series R-4
            5.000%, 07/01/24 (GO).............................  1,000  $1,177,750
San Dieguito Union High School District (GO) Series A-2
            5.000%, 08/01/23..................................    490     562,687
San Francisco Bay Area Rapid Transit District Sales Tax
  Revenue (RB)
            4.000%, 07/01/26..................................    375     444,570
San Francisco City & County Airport Comm-San Francisco
  International Airport (RB) Series C
(Currency)  5.000%, 05/01/21 (Pre-refunded @ $ 100, 5/1/20)...    540     550,730
San Francisco City & County Airport Comm-San Francisco
  International Airport (RB) Series D
(Currency)  5.000%, 05/01/23 (Pre-refunded @ $ 100, 5/3/21)...    875     926,747
San Francisco Community College District (GO)
            5.000%, 06/15/20..................................  2,100   2,152,185
            5.000%, 06/15/22..................................  2,070   2,286,315
            5.000%, 06/15/23..................................  3,775   4,310,710
            5.000%, 06/15/24..................................  1,365   1,608,816
San Francisco Community College District (GO) Series D
            5.000%, 06/15/20..................................    600     614,910
San Francisco County Transportation Authority (RB)
            3.000%, 02/01/22..................................  2,000   2,091,940
San Francisco Municipal Transportation Agency (RB) Series A
            5.000%, 03/01/20..................................    860     871,318
San Francisco Unified School District (GO)
            5.000%, 06/15/20..................................    725     742,878
            5.000%, 06/15/21..................................    230     244,842
San Francisco Unified School District (GO) Series A
            5.000%, 06/15/26..................................  1,595   1,994,276

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
San Francisco Unified School District (GO) Series F&C
            2.000%, 06/15/22.................................................  1,580  $1,622,202
San Joaquin County Transportation Authority (RB) Series A
(Currency)  6.000%, 03/01/36 (Pre-refunded @ $100, 3/1/21)...................    335     356,896
San Jose Evergreen Community College District (GO)
            5.000%, 09/01/21.................................................  1,750   1,878,905
San Jose Evergreen Community College District (GO) Series A
            4.000%, 09/01/23.................................................    100     111,486
San Juan Unified School District (GO)
            3.000%, 08/01/22.................................................  1,480   1,562,480
            5.000%, 08/01/22.................................................    800     887,792
            3.000%, 08/01/24.................................................    610     666,071
            3.000%, 08/01/25.................................................  1,475   1,634,182
            3.000%, 08/01/26.................................................  3,135   3,491,136
San Juan Water District (RB)
            5.000%, 02/01/26.................................................    500     619,605
San Lorenzo Unified School District (GO)
            5.000%, 08/01/21.................................................    265     283,635
San Mateo County Community College District (GO) Series B
            5.000%, 09/01/27.................................................    450     580,689
San Matro County Community College District (GO) Series B
            5.000%, 09/01/28.................................................    400     528,264
San Ramon Valley Unified School District (GO)
            4.000%, 08/01/21.................................................  1,600   1,684,928
Santa Ana Unified School District (GO)
            5.000%, 08/01/25.................................................    350     427,756
Santa Clara Unified School District (GO)
            5.000%, 07/01/24.................................................  1,000   1,181,240
Santa County Clara (GO) Series C
            5.000%, 08/01/26.................................................    900   1,130,895
            5.000%, 08/01/27.................................................  3,405   4,385,197

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
CALIFORNIA -- (Continued)
Santa Cruz City High School District (GO)
            4.000%, 08/01/22.................................................    715  $  774,152
Santa Monica Community College District (GO) Series A
            5.000%, 08/01/22.................................................    225     249,755
            5.000%, 08/01/22.................................................    400     444,008
            5.000%, 08/01/26.................................................    105     131,782
Santa Monica Public Financing Authority (RB) Series B
            4.000%, 12/01/19.................................................    175     175,401
Simi Valley Unified School District (GO)
            5.000%, 08/01/23.................................................    260     298,464
Sonoma Valley Unified School District (GO) Series B
            5.000%, 08/01/25.................................................    500     611,080
Southern California Public Power Authority (RB) Series A
            5.000%, 07/01/26.................................................  5,500   6,844,530
Standard Elementary School District (GO) Series A
            4.000%, 08/01/24.................................................    240     269,705
Stockton Unified School District (GO) (AGM)
            5.000%, 07/01/20.................................................    150     153,795
Sylvan Union School District (GO) Series C
            5.000%, 08/01/26.................................................    405     507,109
Tahoe Forest Hospital District (GO)
            4.000%, 08/01/20.................................................    295     301,431
Tustin Unified School District (GO) Series B
(Currency)  5.250%, 08/01/31 (Pre-refunded @ $100, 8/1/21)...................    415     446,046
University of California (RB) Series AF
            5.000%, 05/15/22.................................................  3,000   3,303,840
(Currency)  5.000%, 05/15/26 (Pre-refunded @ $100, 5/15/23)..................    400     454,472
University of California (RB) Series G
(Currency)  5.000%, 05/15/37 (Pre-refunded @ $100, 5/15/22)..................    305     335,329

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- ----------
                                                                       (000)
                                                                      -------
CALIFORNIA -- (Continued)
Upland Unified School District (GO) Series A
    5.000%, 08/01/21.................................................    500  $  535,160
Upper Santa Clara Valley Joint Powers Authority (RB) (ETM) Series A
    4.000%, 08/01/21.................................................  1,125   1,183,916
Walnut Creek Elementary School District Contra Costa County (GO)
    4.000%, 09/01/25.................................................    100     116,872
West Contra Costa Unified School District (GO) (AGM)
    5.000%, 08/01/20.................................................    100     103,000
West Contra Costa Unified School District (GO)
    5.000%, 08/01/21.................................................    430     460,238
West Contra Costa Unified School District (GO) Series A
    5.000%, 08/01/24.................................................  1,095   1,295,681
West Contra Costa Unified School District (GO) Series A-1
    5.000%, 08/01/25.................................................    520     633,901
    5.000%, 08/01/26.................................................    545     681,599
    5.000%, 08/01/27.................................................    575     736,103
West Contra Costa Unified School District (GO) Series B
    6.000%, 08/01/20.................................................  1,475   1,530,121
West Covina Unified School District (GO) (AGM)
    5.000%, 08/01/21.................................................    385     412,073

                                                                      FACE
                                                                     AMOUNT^      VALUE+
                                                                    ---------- ------------
                                                                      (000)
                                                                    ----------
CALIFORNIA -- (Continued)
West Valley-Mission Community College District (GO)
    5.000%, 08/01/22...............................................      1,015 $  1,125,797
West Valley-Mission Community College District (GO) Series A
    5.000%, 08/01/29...............................................        135      181,464
Westside Union School District (GO) Series A
    3.000%, 08/01/21...............................................        300      310,755
    4.000%, 08/01/23...............................................        700      777,896
Windsor Unified School District (GO)
    4.000%, 08/01/26...............................................        105      123,476
Wright Elementary School District (GO) Series A
    3.000%, 08/01/20...............................................        165      167,394
Yuba Community College District (GO) Series B
    4.000%, 08/01/21...............................................        355      373,087
                                                                               ------------
TOTAL MUNICIPAL BONDS                                                           500,009,528
                                                                               ------------

                                                                     SHARES
                                                                    ----------
TEMPORARY CASH INVESTMENTS -- (3.3%)
    BlackRock Liquidity Funds California Money Fund Portfolio...... 17,053,869   17,053,869
                                                                               ------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $503,484,428)............................................            $517,063,397
                                                                               ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                               -----------------------------------------
                                               LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
                                               ------- ------------ ------- ------------
Municipal Bonds...............................   --    $500,009,528   --    $500,009,528
Temporary Cash Investments....................   --      17,053,869   --      17,053,869
                                                 --    ------------   --    ------------
TOTAL.........................................   --    $517,063,397   --    $517,063,397
                                                 ==    ============   ==    ============

                See accompanying Notes to Financial Statements.

                        DFA NY MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- ----------
                                                                       (000)
                                                                      -------
MUNICIPAL BONDS -- (99.5%)
NEW YORK -- (99.5%)
Albany County (GO)
    5.000%, 04/01/20.................................................    500  $  508,060
    5.000%, 06/01/21.................................................    370     392,888
Ardsley Union Free School District (GO) (ST AID WITHHLDG)
    2.250%, 08/15/23.................................................    290     301,383
Babylon Union Free School District (GO) (ST AID WITHHLDG)
    2.000%, 06/15/20.................................................    290     291,662
Bedford Central School District (GO)
    3.000%, 07/01/22.................................................    500     525,440
Bronxville Union Free School District (GO) (ST AID WITHHLDG)
    5.000%, 09/15/21.................................................    700     751,296
City of Ithaca (GO) Series A
    3.000%, 02/15/21.................................................    225     230,767
City of New York (GO) Series
    5.000%, 08/01/22.................................................    310     342,063
City of New York (GO) Series A
    5.000%, 08/01/20.................................................    450     462,852
    5.000%, 08/01/23.................................................  1,200   1,366,128
    5.000%, 08/01/24.................................................    620     726,721
    5.000%, 08/01/25.................................................    220     264,922
City of New York (GO) Series A-1
    4.000%, 08/01/20.................................................    100     102,120
City of New York (GO) Series B
    5.000%, 08/01/20.................................................    375     385,710
    5.000%, 08/01/21.................................................  1,000   1,066,000
City of New York (GO) Series C
    5.000%, 08/01/20.................................................    200     205,712
    5.000%, 08/01/20.................................................    100     102,856
    5.000%, 08/01/20.................................................    100     102,856
    5.000%, 08/01/21.................................................    300     319,800
City of New York (GO) Series E
    5.000%, 08/01/20.................................................  1,000   1,028,560
    5.000%, 08/01/20.................................................  2,700   2,777,112
    5.000%, 08/01/20.................................................  2,365   2,432,544
    5.000%, 08/01/21.................................................    625     666,250
    5.000%, 08/01/23.................................................  1,000   1,138,440

                                                                       FACE
                                                                      AMOUNT^   VALUE+
                                                                      ------- ----------
                                                                       (000)
                                                                      -------
NEW YORK -- (Continued)
City of New York (GO) Series F
    5.000%, 08/01/21.................................................    300  $  319,800
City of New York (GO) Series F-1
    5.000%, 06/01/21.................................................    300     317,877
City of New York (GO) Series I-
    5.000%, 03/01/22.................................................    265     288,368
City of New York (GO) Series J7
    5.000%, 08/01/20.................................................  1,000   1,028,560
City of New York (GO) Series E
    5.000%, 08/01/21.................................................    350     373,100
City of New York NY Series J
    5.000%, 08/01/20.................................................  1,120   1,151,987
City of Rochester (GO) Series
    5.000%, 02/01/20.................................................    200     201,912
    4.000%, 02/15/21.................................................  1,080   1,120,824
City of Rochester (GO) Series I
    4.000%, 10/15/21.................................................    675     712,739
City of Rochester (GO) Series II
    3.000%, 08/06/20.................................................  2,000   2,028,040
Dutchess County (GO)
    5.000%, 12/01/19.................................................  1,045   1,048,145
Eastport-South Manor Central School District (GO) (ST AID WITHHLDG)
    4.000%, 08/01/23.................................................    500     549,440
Eden Central School District (GO) (ST AID WITHHLDG)
    5.000%, 06/01/20.................................................    660     674,744
Edgemont Union Free School District at Greenburgh (GO) (ST AID
  WITHHLDG)
    4.000%, 08/15/20.................................................    525     536,959
Grand Island Central School District (GO) (ST AID WITHHLDG)
    5.000%, 12/01/21.................................................    500     540,320
Haverstraw-Stony Point Central School District (GO) (ST AID WITHHLDG)
    3.000%, 08/15/22.................................................    200     209,998
    3.000%, 08/15/23.................................................    360     383,947

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
NEW YORK -- (Continued)
Herricks Union Free School District (GO) (ST AID WITHHLDG)
            4.000%, 06/15/21.................................................    150  $  157,037
Hilton Central School District (GO) (ST AID WITHHLDG)
            2.000%, 06/15/21.................................................    450     456,894
Island Park Union Free School District (GO) (ST AID WITHHLDG)
            4.000%, 07/15/24.................................................    580     656,264
Island Trees Union Free School District (GO) (ST AID WITHHLDG)
            5.000%, 05/15/20.................................................  1,170   1,194,324
Kenmore-Tonawanda Union Free School District (GO) (ST AID WITHHLDG)
            5.000%, 06/01/20.................................................    730     746,308
Kingston City School District (GO) (ST AID WITHHLDG)
            3.000%, 06/01/20.................................................    510     515,564
Lakeland Central School District (GO) (ST AID WITHHLDG)
            5.000%, 11/15/19.................................................  1,470   1,471,749
Lindenhurst Union Free School District (GO) (ST AID WITHHLDG)
            2.250%, 09/01/23.................................................    195     202,589
Long Beach City School District (GO) (ST AID WITHHLDG)
            3.000%, 05/01/20.................................................    160     161,518
Longwood Central School District Suffolk County (GO) (ST AID WITHHLDG)
            2.000%, 06/15/21.................................................  1,195   1,213,307
Metropolitan Transportation Authority (RB) (ETM) Series A
(Currency)  5.000%, 11/15/21 (Pre-refunded @ $100, 11/15/21).................    145     156,720
Metropolitan Transportation Authority (RB) Series A
            5.000%, 11/15/21.................................................    855     918,373
Middle Country Central School District (GO) (ST AID WITHHLDG)
            2.000%, 08/15/21.................................................    500     508,085

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
NEW YORK -- (Continued)
Middle Country Central School District At Centereach (GO) (ST AID WITHHLDG)
    3.000%, 01/15/23.........................................................    725  $  768,485
Middletown City School District (GO) (ST AID WITHHLDG)
    2.000%, 06/15/20.........................................................    500     502,775
    5.000%, 09/15/24.........................................................    130     152,913
Mount Pleasant Central School District (GO) (ST AID WITHHLDG)
    2.000%, 06/15/20.........................................................  1,550   1,558,974
Nassau County Interim Finance Authority (RB) Series A
    5.000%, 11/15/21.........................................................    505     545,607
New Hartford Central School District (GO) (AGM ST AID WITHHLDG)
    2.125%, 06/15/21.........................................................    250     254,128
New Rochelle City School District (GO) (ST AID WITHHLDG)
    4.000%, 06/01/20.........................................................    300     305,076
New York State (GO) Series
    5.000%, 03/15/22.........................................................    160     174,850
    5.000%, 03/01/23.........................................................  2,000   2,258,300
New York State (GO) Series A
    5.000%, 02/15/21.........................................................    750     789,150
New York State (GO) Series C
    5.000%, 04/15/22.........................................................    600     657,594
New York State Dormitory Authority (RB) Series
    5.000%, 12/15/21.........................................................    150     162,123
    5.000%, 03/15/22.........................................................  1,475   1,608,296
    5.000%, 03/15/23.........................................................    650     733,304
New York State Dormitory Authority (RB) Series A
    5.000%, 02/15/20.........................................................  2,290   2,314,892
    4.000%, 03/15/20.........................................................    400     404,196
    5.000%, 03/15/20.........................................................  1,175   1,191,579
    5.000%, 03/15/20.........................................................    350     354,939
    5.000%, 07/01/20.........................................................    395     405,389
    5.000%, 12/15/20.........................................................    265     276,408
    5.000%, 03/15/21.........................................................    225     236,781
    5.000%, 03/15/21.........................................................    475     499,871
    5.000%, 02/15/22.........................................................    235     255,511
    5.000%, 10/01/22.........................................................    475     529,753
    4.000%, 12/15/22.........................................................    100     108,744
    5.000%, 12/15/22.........................................................    500     558,975
    5.000%, 03/15/23.........................................................    325     366,652

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
NEW YORK -- (Continued)
(Currency)  5.500%, 07/01/25 (Pre-refunded @ $100, 7/1/20)                       900  $  925,830
New York State Dormitory Authority (RB) Series B
            5.000%, 02/15/20.................................................  2,690   2,719,240
            5.000%, 03/15/20.................................................  1,000   1,014,110
            5.000%, 03/15/21.................................................    310     326,232
            5.000%, 02/15/22.................................................  1,000   1,087,280
            5.000%, 02/15/24.................................................    455     527,845
New York State Dormitory Authority (RB) Series B-
            5.000%, 02/15/25.................................................    550     656,194
New York State Dormitory Authority (RB) Series C
            5.000%, 03/15/20.................................................    300     304,233
            5.000%, 03/15/21.................................................  1,970   2,073,149
New York State Dormitory Authority (RB) Series D
            5.000%, 02/15/24.................................................    300     348,030
New York State Dormitory Authority (RB) Series E
            5.000%, 03/15/20.................................................  1,160   1,176,368
            5.000%, 02/15/21.................................................    900     944,262
            5.000%, 03/15/21.................................................  1,000   1,052,360
New York State Urban Development Corp. (RB) (NATL)
            5.500%, 03/15/20.................................................    750     761,940
New York State Urban Development Corp. (RB) Series A
            5.000%, 03/15/20.................................................    560     567,902
            5.000%, 03/15/20.................................................  1,550   1,571,870
            5.000%, 03/15/21.................................................    300     315,708
            5.000%, 03/15/22.................................................    760     828,871
            5.000%, 03/15/25.................................................  1,200   1,435,776
New York State Urban Development Corp. (RB) Series A-
            5.000%, 03/15/21.................................................    800     841,888
New York State Urban Development Corp. (RB) Series A-1
            5.000%, 03/15/21.................................................    360     378,850
Niagara County (GO)
            2.000%, 12/01/21.................................................    250     254,550
Niskayuna Central School District (GO) (ST AID WITHHLDG)
            4.000%, 06/15/20.................................................    555     565,401

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
NEW YORK -- (Continued)
North Shore Central School District (GO) (ST AID WITHHLDG)
    2.000%, 12/15/22.........................................................    285  $  292,347
    2.000%, 12/15/23.........................................................    550     569,140
North Tonawanda City School District (GO) (ST AID WITHHLDG)
    4.000%, 09/15/21.........................................................    650     684,924
Oceanside Union Free School District (GO) (ST AID WITHHLDG)
    2.500%, 07/01/23.........................................................    520     542,162
Oneida County (GO)
    5.000%, 04/01/20.........................................................    225     228,674
Onondaga County (GO)
    4.000%, 05/01/22.........................................................    590     632,704
Orange County (GO)
    3.000%, 08/15/20.........................................................    665     675,414
    3.000%, 08/15/21.........................................................    830     859,664
Orange County (GO) Series
    5.000%, 03/15/21.........................................................    325     342,654
Pittsford Central School District (GO) (ST AID WITHHLDG)
    4.000%, 10/01/21.........................................................  1,225   1,293,563
Port Authority of New York & New Jersey (RB) Series 189
    5.000%, 05/01/23.........................................................    305     345,297
Port Washington Union Free School District (GO) (ST AID WITHHLDG)
    3.000%, 08/01/21.........................................................    135     139,531
Red Hook Central School District (GO) (ST AID WITHHLDG)
    4.000%, 06/15/20.........................................................    150     152,663
Riverhead Central School District (GO) (ST AID WITHHLDG)
    3.000%, 03/15/22.........................................................    120     125,374
    2.000%, 10/15/22.........................................................    280     286,784
Saranac Lake Central School District (GO) (ST AID WITHHLDG)
    3.000%, 06/15/20.........................................................  1,070   1,082,465
Schenectady County (GO)
    5.000%, 12/15/20.........................................................    800     835,712
    5.000%, 06/15/25.........................................................    140     170,204

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- ----------
                                                                             (000)
                                                                            -------
NEW YORK -- (Continued)
Schenectady County (GO) Series B
   3.000%, 12/15/21........................................................    470  $  490,013
Sewanhaka Central High School District of Elmont (GO) (ST AID WITHHLDG)
   3.000%, 07/15/23........................................................    590     628,427
Spencerport Central School District (GO) (ST AID WITHHLDG)
   2.000%, 06/15/21........................................................    500     507,095
State of New York (GO) Series C
   5.000%, 04/15/20........................................................    500     509,150
Suffern Central School District (GO) (ST AID WITHHLDG)
   5.000%, 10/15/21........................................................    215     231,325
Syosset Central School District (GO) (ST AID WITHHLDG)
   2.000%, 12/15/20........................................................  1,210   1,222,826
Taconic Hills Central School District at Craryville (GO) (ST AID WITHHLDG)
   5.000%, 06/15/20........................................................    100     102,403
   4.000%, 06/15/22........................................................    250     268,878
Town of Amherst (BAN)
   3.250%, 11/07/19........................................................  3,915   3,915,666
Town of Babylon (GO)
   5.000%, 10/01/20........................................................    400     414,316
   3.000%, 07/01/25........................................................    375     414,079
Town of Babylon (GO) Series
   2.000%, 06/01/20........................................................    150     150,831
Town of Bedford (GO) Series A
   3.000%, 03/15/21........................................................    455     467,544
   3.000%, 03/15/25........................................................    330     362,984
Town of Brookhaven (GO)
   5.000%, 04/15/20........................................................    200     203,596
Town of Brookhaven (GO) Series
   3.000%, 03/15/22........................................................    650     680,816
Town of Brookhaven (GO) Series A
   5.000%, 09/15/20........................................................  1,040   1,076,046
   5.000%, 09/15/21........................................................  1,000   1,074,640
Town of Cheektowaga (GO)
   5.000%, 07/15/23........................................................    265     302,508
Town of Clarence (GO)
   2.000%, 08/01/21........................................................    250     254,523
   2.250%, 08/01/24........................................................    210     220,632

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- ----------
                                                                             (000)
                                                                            -------
NEW YORK -- (Continued)
Town of Hempstead (GO) Series B
   5.000%, 09/15/20........................................................  1,030  $1,066,071
   5.000%, 09/15/21........................................................  2,250   2,412,720
Town of Huntington (GO)
   2.000%, 12/01/23........................................................    220     227,773
Town of Huntington (GO) Series B
   5.000%, 11/01/20........................................................  2,280   2,370,698
Town of Islip (GO) Series
   5.000%, 05/15/20........................................................    885     903,877
Town of Islip (GO) Series A
   5.000%, 05/01/20........................................................    150     152,966
Town of LaGrange (GO)
   4.000%, 03/01/20........................................................    220     222,147
Town of North Hempstead (GO) Series A
   5.000%, 03/15/21........................................................  1,075   1,132,491
   3.000%, 04/01/24........................................................    425     460,607
Triborough Bridge & Tunnel Authority (RB) Series A
   5.000%, 11/15/20........................................................    165     171,750
   5.000%, 01/01/22........................................................    190     205,928
Triborough Bridge & Tunnel Authority (RB) Series A-1
   5.000%, 11/15/19........................................................    300     300,363
Triborough Bridge & Tunnel Authority (RB) Series B
   5.000%, 11/15/19........................................................  2,215   2,217,680
   5.000%, 11/15/20........................................................    570     593,319
   5.000%, 11/15/22........................................................    190     212,127
Triborough Bridge & Tunnel Authority Series B
   4.000%, 11/15/20........................................................    940     968,839
Tuckahoe Union Free School District (GO) (ST AID WITHHLDG)
   5.000%, 07/15/21........................................................    230     245,401
Ulster County (GO)
   2.000%, 11/15/22........................................................    240     245,964
Village of Croton-On-Hudson (GO) Series A
   3.000%, 04/01/21........................................................    300     308,028
Village of Farmingdale (GO)
   3.000%, 07/15/21........................................................    215     222,291
Village of Mamaroneck (GO)
   5.000%, 08/15/22........................................................  1,090   1,207,437
Wantagh Union Free School District (GO) (ST AID WITHHLDG)
   2.000%, 11/15/22........................................................    250     256,213

DFA NY MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                 FACE
                                                                AMOUNT^    VALUE+
                                                                ------- ------------
                                                                 (000)
                                                                -------
NEW YORK -- (Continued)
Washingtonville Central School District (GO) (ST AID WITHHLDG)
   5.000%, 06/15/20............................................    750  $    768,022
Westchester County (GO) Series
   5.000%, 11/15/20............................................    500       520,665
   5.000%, 12/01/20............................................    500       521,550
   5.000%, 11/15/22............................................    525       586,808
   5.000%, 12/01/22............................................  1,000     1,119,410
Westchester County (GO) Series A
   5.000%, 01/01/20............................................  1,050     1,056,678
   5.000%, 01/15/20............................................    500       503,960
Yorktown Central School District (GO) (ST AID WITHHLDG)
   2.000%, 07/01/21............................................    400       406,028
                                                                        ------------
TOTAL MUNICIPAL BONDS..........................................          119,336,173
                                                                        ------------

                                                                SHARES     VALUE+
                                                                ------- ------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
   BlackRock Liquidity Funds New York Money Fund Portfolio..... 551,701 $    551,701
                                                                        ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $118,787,904).........................................         $119,887,874
                                                                        ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ------------------------------------------
                                           LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                           -------- ------------ ------- ------------
Municipal Bonds...........................       -- $119,336,173   --    $119,336,173
Temporary Cash Investments................ $551,701           --   --         551,701
                                           -------- ------------   --    ------------
TOTAL..................................... $551,701 $119,336,173   --    $119,887,874
                                           ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                        DFA MN MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MUNICIPAL BONDS -- (100.0%)
MINNESOTA -- (100.0%)
Bloomington Independent School District No. 271 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/21..........................................................    100  $  104,718
Chaska Independent School District No. 112 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/21..........................................................  1,150   1,203,969
City of Bemidji (GO) (AGM) Series A
   5.000%, 02/01/20..........................................................    230     232,086
   5.000%, 02/01/21..........................................................    575     601,691
City of Brainerd (GO) (MN CRED PROG) Series A
   5.000%, 10/01/21..........................................................    570     610,738
City of Cambridge (GO) Series A
   3.000%, 02/01/23..........................................................    375     395,212
City of Chaska (GO) Series B
   5.000%, 02/01/21..........................................................    385     403,264
City of Circle Pines (GO) Series B
   3.000%, 02/01/21..........................................................    215     219,833
City of Duluth (GO) Series A
   3.000%, 02/01/20..........................................................    240     241,042
City of East Grand Forks (GO) Series A
   3.000%, 02/01/21..........................................................    200     204,372
City of Hopkins (GO) Series D
   3.000%, 02/01/22..........................................................    130     135,181
City of Kasson (GO)
   4.000%, 02/01/23..........................................................    320     347,584
City of Kasson (GO) Series A
   2.000%, 02/01/20..........................................................    160     160,298
City of Lakeville (GO) Series A
   5.000%, 02/01/20..........................................................    470     474,380
City of Lakeville (GO) Series B
   5.000%, 02/01/24..........................................................    710     820,746
City of Mankato (GO) Series A
   2.000%, 02/01/20..........................................................  1,320   1,322,719
City of Marshall (GO) Series B
   5.000%, 02/01/21..........................................................    110     115,148
City of Minneapolis (GO)
   2.000%, 12/01/19..........................................................    100     100,066
   4.000%, 12/01/19..........................................................    300     300,645

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MINNESOTA -- (Continued)
            5.000%, 12/01/19.................................................    245  $  245,711
            5.000%, 12/01/19.................................................    500     501,450
            2.000%, 12/01/20.................................................    520     524,872
            3.000%, 12/01/27.................................................  5,000   5,375,900
City of New Ulm (GO) Series B
            2.000%, 12/01/19.................................................    325     325,195
City of Red Wing (GO) Series A
            4.000%, 02/01/26.................................................    700     806,925
City of Richfield (GO) Series A
            3.000%, 02/01/24.................................................    255     272,335
City of Rochester (GO) Series A
            5.000%, 02/01/20.................................................  1,000   1,009,320
City of Saint Cloud (GO) Series A
            3.000%, 02/01/24.................................................    450     473,827
City of Saint Cloud (GO) Series B
            5.000%, 02/01/20.................................................    275     277,527
City of Saint Cloud (RB) Series A
(Currency)  5.125%, 05/01/30 (Pre-refunded @ $100, 5/1/20)...................    300     305,769
City of Saint Francis (GO) Series A
            3.000%, 02/01/20.................................................    285     286,237
City of Saint Paul (GO) Series A
            5.000%, 09/01/21.................................................    610     652,743
City of Saint Paul (GO) Series B
            5.000%, 11/01/20.................................................    835     866,864
City of Saint Paul Sewer Revenue (RB) Series C
            3.000%, 12/01/19.................................................    250     250,353
City of Savage (GO) Series A
            3.000%, 02/01/22.................................................    325     332,134
City of Shoreview (GO) Series A
            3.000%, 02/01/21.................................................    290     296,592
City of State Paul (GO) Series D
            5.000%, 03/01/20.................................................    500     506,265
City of State Paul (GO) Series E
            5.000%, 12/01/19.................................................    170     170,493

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                                FACE
                                                                               AMOUNT^   VALUE+
                                                                               ------- ----------
                                                                                (000)
                                                                               -------
MINNESOTA -- (Continued)
City of Waconia (GO) Series A
   3.000%, 02/01/23...........................................................    450  $  474,840
   3.000%, 02/01/26...........................................................    820     893,390
City of West Saint Paul (GO) Series A
   3.000%, 02/01/23...........................................................    230     242,245
City of Woodbury (GO) Series A
   2.000%, 02/01/20...........................................................    135     135,285
   2.000%, 02/01/22...........................................................    145     147,807
Cloquet Independent School District No. 94 (GO) (SD CRED PROG) Series A
   5.000%, 04/01/22...........................................................    910     991,900
Cook County (GO) Series A
   3.000%, 02/01/21...........................................................    180     184,001
County of Itasca (GO) Series A
   5.000%, 02/01/24...........................................................    545     626,352
County of Olmsted (GO) Series A
   5.000%, 02/01/24...........................................................    675     781,198
   4.000%, 02/01/27...........................................................    445     502,779
County of Rice (GO)
   3.000%, 02/01/20...........................................................    220     220,981
County of Sherburne (GO) Series A
   3.000%, 02/01/24...........................................................  1,360   1,446,659
County of Swift (GO) Series A
   3.000%, 02/01/23...........................................................    215     226,868
Dakota County Community Development Agency (RB) (CNTY GTD) Series B
   5.000%, 01/01/23...........................................................  1,180   1,320,290
Eden Prairie Independent School District No. 272 (GO) (SD CRED PROG) Series C
   5.000%, 02/01/20...........................................................  1,105   1,115,133
Fosston Independent School District No. 601 (GO) (SD CRED PROG)
   4.000%, 02/01/25...........................................................    550     623,694
Hastings Independent School District No. 200 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/21...........................................................    740     774,728
Hennepin County (GO) Series A
   5.000%, 12/01/20...........................................................    400     416,536
   5.000%, 12/01/22...........................................................  2,125   2,371,202

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MINNESOTA -- (Continued)
Hennepin County (GO) Series B
            5.000%, 12/01/21.................................................  2,000  $2,158,340
Hennepin County Sales Tax Revenue (RB)
            5.000%, 12/15/19.................................................    250     251,100
Housing & Redevelopment Authority of The City of Saint Paul Minnesota (RB)
  Series A1
(Currency)  5.250%, 11/15/29 (Pre-refunded @ $100, 11/15/19).................    350     350,430
Itasca County (GO) Series A
            5.000%, 02/01/23.................................................    865     964,899
Lakeville Independent School District No. 194 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/20.................................................    345     348,164
Luverne Independent School District No. 2184 (GO) (SD CRED PROG) Series A
            4.000%, 02/01/21.................................................    510     527,666
Mahtomedi Independent School District No. 832 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/21.................................................    175     183,257
Metropolitan Council (GO) Series A
            5.000%, 03/01/20.................................................  1,000   1,012,600
Metropolitan Council (GO) Series B
            5.000%, 03/01/21.................................................    350     367,902
Metropolitan Council (GO) Series C
            5.000%, 03/01/26.................................................  1,550   1,900,439
Milaca Independent School District No. 912 (GO) (SD CRED PROG) Series A
            4.000%, 02/01/23.................................................    825     893,104
            4.000%, 02/01/24.................................................    830     918,362
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series A
            5.000%, 02/01/22.................................................    750     814,005
Minneapolis Special School District No. 1 (GO) (SD CRED PROG) Series B
            5.000%, 02/01/24.................................................  1,200   1,389,336

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MINNESOTA -- (Continued)
Minnesota Higher Education Facilities Authority (RB) Series 7-K2-HA
(Currency)  6.000%, 10/01/40 (Pre-refunded @ $100, 10/1/21)..................    450  $  490,356
Minnesota Public Facilities Authority (RB) Series C
(Currency)  3.250%, 03/01/24 (Pre-refunded @ $100, 3/1/20)...................    770     775,244
Minnesota State (GO) Series A
            5.000%, 08/01/20.................................................  2,585   2,658,828
            5.000%, 08/01/20.................................................  2,000   2,057,120
            5.000%, 08/01/20.................................................  1,000   1,028,560
            5.000%, 08/01/20.................................................  1,000   1,028,560
            5.000%, 10/01/20.................................................    505     522,655
(Currency)  5.000%, 08/01/23 (Pre-refunded @ $100, 8/1/20)...................    250     257,083
Minnesota State (GO) Series D
            5.000%, 08/01/20.................................................  1,975   2,031,406
            5.000%, 08/01/22.................................................  1,820   2,009,790
Minnesota State (GO) (ETM) Series D
            5.000%, 08/01/20 (Pre-refunded @ $100, 8/1/20)...................     25      25,708
Moorhead Independent School District No. 152 (GO) (SD CRED PROG) Series A
            4.000%, 02/01/24.................................................    600     667,278
Morris Area Schools Independent School District No. 2769 (GO) (SD CRED PROG)
  Series A
            4.000%, 02/01/23.................................................  1,490   1,620,420
            4.000%, 02/01/24.................................................    300     333,378
New London-Spicer Independent School District No. 345 (GO) (SD CRED PROG)
  Series A
            3.000%, 02/01/23.................................................    150     158,330
New Prague Independent School District No. 721 (GO) (SD CRED PROG) Series A
            4.000%, 02/01/20.................................................    605     609,017

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
MINNESOTA -- (Continued)
North Branch Independent School District No. 138 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/20..........................................................    300  $  302,751
North St Paul-Maplewood-Oakdale Independent School District No. 622 (GO) (SD
  CRED PROG) Series A
   5.000%, 02/01/22..........................................................    255     276,111
   3.000%, 02/01/24..........................................................    255     272,881
Northern Municipal Power Agency (RB)
   5.000%, 01/01/23..........................................................    740     824,071
Olmsted County (GO) Series A
   4.000%, 02/01/20..........................................................    545     548,766
Osseo Independent School District No. 279 (GO) (SD CRED PROG) Series C
   5.000%, 02/01/20..........................................................    780     787,192
   5.000%, 02/01/21..........................................................    350     366,513
Pine City Independent School District No. 578 (GO) (SD CRED PROG) Series A
   2.000%, 02/01/21..........................................................    300     303,021
Robbinsdale Independent School District No. 281 (GO) (SD CRED PROG) Series A
   5.000%, 02/01/20..........................................................    250     252,255
Rochester Independent School District No. 535 (GO) (SD CRED PROG) Series B
   5.000%, 02/01/20..........................................................    205     206,880
   5.000%, 02/01/22..........................................................    210     227,970
Rosemount-Apple Valley-Eagan Independent School District No 196 (GO) (SD
  CRED PROG) Series A
   5.000%, 02/01/21..........................................................    765     801,093
St Louis County Independent School District No. 2142 (GO) (SD CRED PROG)
  Series A
   3.000%, 02/01/20..........................................................    600     602,574
Three Rivers Park District (GO) Series C
   5.000%, 02/01/21..........................................................  1,060   1,110,551

DFA MN MUNICIPAL BOND PORTFOLIO

CONTINUED

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- ----------
                                                                (000)
                                                               -------
MINNESOTA -- (Continued)
Washington County (GO) Series A
   5.000%, 02/01/21...........................................    310  $  324,784
   5.000%, 02/01/21...........................................  1,000   1,047,690
Watertown-Mayer Independent School District No. 111 (GO) (SD
  CRED PROG) Series B
   4.000%, 02/01/20...........................................    500     503,345
Westonka Independent School District No. 277 (GO) (SD CRED
  PROG) Series A
   2.000%, 02/01/20...........................................    500     500,980

                                                                FACE
                                                               AMOUNT^   VALUE+
                                                               ------- -----------
                                                                (000)
                                                               -------
MINNESOTA -- (Continued)
White Bear Lake Independent School District No. 624 (GO) (SD
  CRED PROG) Series A
   3.000%, 02/01/23...........................................   350   $   363,363
                                                                       -----------
TOTAL MUNICIPAL BONDS.........................................          72,946,220
                                                                       -----------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $72,467,694).........................................         $72,946,220
                                                                       ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                            ---------------------------------------
                                            LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                            -------  ----------- ------- -----------
Municipal Bonds............................   --     $72,946,220   --    $72,946,220
                                              --     -----------   --    -----------
TOTAL......................................   --     $72,946,220   --    $72,946,220
                                              ==     ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                      DFA OREGON MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- ----------
                                                                              (000)
                                                                             -------
MUNICIPAL BONDS -- (100.0%)
OREGON -- (100.0%)
Blue Mountain Community College District
   4.000%, 06/15/23.........................................................    160  $  175,782
City of Bend Water Revenue
   5.000%, 12/01/23.........................................................    400     460,604
City of Bend Water Revenue (RB)
   5.000%, 12/01/26.........................................................    200     245,908
City of Cottage Grove
   5.000%, 09/01/26.........................................................    500     613,690
   4.000%, 06/01/29.........................................................    100     119,888
City of Eugene Water Utility System Revenue
   4.000%, 08/01/20.........................................................    100     102,105
City of Lake Oswego (GO)
   5.000%, 06/01/28.........................................................    450     579,001
City of Newberg
   4.000%, 12/01/25.........................................................    100     115,023
City of Portland (GO)
   5.000%, 06/15/20.........................................................  1,015   1,039,015
   5.000%, 06/15/23.........................................................    100     113,618
City of Portland (GO) Series B
   5.000%, 06/15/26.........................................................    100     123,665
City of Portland Sewer System Revenue Series
   5.000%, 05/01/24.........................................................    260     303,542
City of Portland Sewer System Revenue Series A
   5.000%, 06/15/23.........................................................    140     158,852
City of Redmond Series B-
   5.000%, 06/01/30.........................................................     80     101,730
City of Salem (GO)
   5.000%, 06/01/23.........................................................    145     164,542
   5.000%, 06/01/25.........................................................    375     451,778
   5.000%, 06/01/26.........................................................    150     184,904
City of Salem Water & Sewer Revenue
   5.000%, 06/01/25.........................................................    600     721,404
City of Springfield Sewer System Revenue (RB)
   4.000%, 04/01/24.........................................................    140     156,397
   4.000%, 04/01/26.........................................................    250     289,963
   4.000%, 04/01/27.........................................................    265     311,285
Clackamas Community College District Series
   4.000%, 06/15/25.........................................................    110     126,066
Clackamas County School District No 7J Lake Oswego
   5.250%, 06/01/25.........................................................    215     261,133

                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
OREGON -- (Continued)
Clackamas County Service District No. 1 (RB)
            5.000%, 12/01/26.................................................    230  $  286,272
Clatsop County School District No. 30 Warrenton-Hammond Series
            5.000%, 06/15/29.................................................    500     651,990
Columbia Gorge Community College District
            4.000%, 04/01/26.................................................     75      86,541
County of Clackamas
            5.000%, 06/01/21.................................................    750     795,300
Deschutes County Administrative School District No. 1 Bend-La Pine
            5.000%, 06/15/20.................................................    440     450,353
Linn & Benton Counties School District No 8J Greater Albany
            5.000%, 06/15/26.................................................    380     469,657
Metro (GO)
            5.000%, 06/01/20.................................................    500     511,140
Metropolitan Wastewater Management Commission (RB)
            5.000%, 11/01/23.................................................    600     689,406
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow Series
            5.000%, 06/15/27.................................................    500     629,480
Multnomah County (GO)
            5.000%, 06/01/24.................................................    650     760,740
Oregon State Department of Transportation (RB) Series A
            5.000%, 11/15/23.................................................    125     143,904
Oregon State Lottery Series A
(Currency)  5.250%, 04/01/27.................................................  1,000   1,056,090
Portland Community College District
            5.000%, 06/15/23.................................................    500     567,900
Portland Community College District (GO)
            5.000%, 06/15/23.................................................    100     113,580
            5.000%, 06/15/25.................................................    100     120,363
State of Oregon (GO)
            5.000%, 06/01/28.................................................    150     192,470

DFA OREGON MUNICIPAL BOND PORTFOLIO

CONTINUED


                                                                               FACE
                                                                              AMOUNT^   VALUE+
                                                                              ------- ----------
                                                                               (000)
                                                                              -------
OREGON -- (Continued)
State of Oregon (GO) Series H
            5.000%, 06/01/25.................................................    145  $  174,339
State of Oregon Series
            5.000%, 11/01/20.................................................    100     103,806
State of Oregon Series D
(Currency)  5.000%, 08/01/39.................................................  1,765   1,816,061
State of Oregon Series F
            5.000%, 05/01/24.................................................    400     466,416
State of Oregon Series H
            5.000%, 08/01/23.................................................    105     119,661
State of Oregon Department of Transportation Series A
            5.000%, 11/15/25.................................................    520     632,668
Tri-County Metropolitan Transportation District of Oregon (RB) Series
            5.000%, 09/01/22.................................................    725     802,821
            5.000%, 09/01/23.................................................    325     371,745
Tri-County Metropolitan Transportation District of Oregon (RB) Series A
(Currency)  5.000%, 09/01/23 (Pre-refunded @ $100, 9/1/22)...................    750     830,685
Tri-County Metropolitan Transportation District of Oregon Series
            5.000%, 09/01/24.................................................    435     512,887

                                                                              FACE
                                                                             AMOUNT^   VALUE+
                                                                             ------- -----------
                                                                              (000)
                                                                             -------
OREGON -- (Continued)
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin
   5.000%, 06/15/28.........................................................   140   $   176,103
Washington Clackamas & Yamhill Counties School District No. 88J
   5.000%, 06/15/25.........................................................   345       414,424
Washington County (GO)
   5.000%, 03/01/25.........................................................   410       489,987
   5.000%, 03/01/26.........................................................   200       245,082
Washington County Clean Water Services (RB)
   5.000%, 10/01/23.........................................................   310       355,520
Washington County Clean Water Services
   5.000%, 10/01/24.........................................................   225       265,817
                                                                                     -----------
TOTAL MUNICIPAL BONDS.......................................................          22,223,103
                                                                                     -----------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $22,222,838).......................................................         $22,223,103
                                                                                     ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ---------------------------------------
                                                        LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                                        -------  ----------- ------- -----------
Municipal Bonds........................................   --     $22,223,103   --    $22,223,103
                                                          --     -----------   --    -----------
TOTAL..................................................   --     $22,223,103   --    $22,223,103
                                                          ==     ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                              DFA
                                                          DFA TWO-YEAR    SELECTIVELY    DFA FIVE-YEAR
                                          DFA ONE-YEAR    GLOBAL FIXED   HEDGED GLOBAL   GLOBAL FIXED
                                          FIXED INCOME       INCOME      FIXED INCOME       INCOME
                                           PORTFOLIO*      PORTFOLIO*     PORTFOLIO*      PORTFOLIO*
                                         --------------  -------------- --------------  --------------
ASSETS:
Investment Securities at Value
  (including $129,665, $8,058, $6,836
  and $10,122 of securities on loan,
  respectively)......................... $    7,326,244  $    5,479,216 $    1,229,046  $   15,413,974
Temporary Cash Investments at Value &
  Cost..................................         29,513              --             --              --
Collateral from Securities on Loan
  Invested in Affiliate at Value
  (including cost of $132,327, $8,262,
  $6,986 and $10,365)...................        132,331           8,262          6,987          10,366
Repurchase Agreements at Value & Cost...         50,000              --             --              --
Foreign Currencies at Value.............             --          15,256             15          29,221
Cash....................................             --          28,107          6,123         156,915
Receivables:
   Dividends and Interest...............         14,274          31,921          6,105          59,855
   Securities Lending Income............              7               1              1               1
   Fund Shares Sold.....................          8,657           3,853            234          11,964
Unrealized Gain on Forward Currency
  Contracts.............................             --           2,299            435          25,285
Prepaid Expenses and Other Assets.......             75              37              9             149
                                         --------------  -------------- --------------  --------------
       Total Assets.....................      7,561,101       5,568,952      1,248,955      15,707,730
                                         --------------  -------------- --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.....        132,331           8,250          6,987          10,382
   Fund Shares Redeemed.................          8,376           6,302            374           9,344
   Due to Advisor.......................            951             704            157           3,302
Unrealized Loss on Forward Currency
  Contracts.............................             --          34,517          5,322         127,418
Unrealized Loss on Foreign Currency
  Contracts.............................             --              57             --             105
Accrued Expenses and Other Liabilities..            909             702            118           1,526
                                         --------------  -------------- --------------  --------------
       Total Liabilities................        142,567          50,532         12,958         152,077
                                         --------------  -------------- --------------  --------------
NET ASSETS.............................. $    7,418,534  $    5,518,420 $    1,235,997  $   15,555,653
                                         ==============  ============== ==============  ==============
Institutional Class Shares -- based on
  net assets of $7,418,534; $5,518,420;
  $1,235,997 and $15,555,653 and shares
  outstanding of 719,789,370,
  550,184,505, 126,283,417 and
  1,418,778,318, respectively........... $        10.31  $        10.03 $         9.79  $        10.96
                                         ==============  ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED.............  4,000,000,000   4,000,000,000  1,000,000,000   6,600,000,000
                                         ==============  ============== ==============  ==============
Investment Securities at Cost........... $    7,371,181  $    5,490,442 $    1,230,282  $   15,651,641
                                         ==============  ============== ==============  ==============
Foreign Currencies at Cost.............. $           --  $       15,219 $           15  $       29,080
                                         ==============  ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital......................... $    7,425,246  $    5,479,858 $    1,285,514  $   15,620,034
Total Distributable Earnings (Loss).....         (6,712)         38,562        (49,517)        (64,381)
                                         --------------  -------------- --------------  --------------
NET ASSETS.............................. $    7,418,534  $    5,518,420 $    1,235,997  $   15,555,653
                                         ==============  ============== ==============  ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                 DFA WORLD EX                       DFA
                                                     U.S.        DFA SHORT-     INTERMEDIATE   DFA SHORT-
                                                  GOVERNMENT        TERM         GOVERNMENT   TERM EXTENDED
                                                 FIXED INCOME    GOVERNMENT     FIXED INCOME     QUALITY
                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO*
                                                -------------- --------------  -------------- --------------
ASSETS:
Investment Securities at Value (including $0,
  $0, $0 and $52,285 of securities on loan,
  respectively)................................ $    1,473,778 $    2,303,275  $    5,541,980 $    6,490,142
Temporary Cash Investments at Value & Cost.....             --         96,120          19,916             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $0,
  $0, $0 and $53,497)..........................             --             --              --         53,504
Foreign Currencies at Value....................             13             --              --          6,381
Cash...........................................         40,482             --              --         29,823
Receivables:
   Dividends and Interest......................         11,768          1,234          51,118         31,349
   Securities Lending Income...................             --             --              --              9
   Fund Shares Sold............................          5,039            709           3,176          5,764
Unrealized Gain on Forward Currency Contracts..          1,000             --              --            999
Unrealized Gain on Foreign Currency Contracts..             46             --              --             --
Prepaid Expenses and Other Assets..............             45             20              32             71
                                                -------------- --------------  -------------- --------------
       Total Assets............................      1,532,171      2,401,358       5,616,222      6,618,042
                                                -------------- --------------  -------------- --------------
LIABILITIES:
Payables:
   Due to Custodian............................             --         89,844              --             --
   Upon Return of Securities Loaned............             --             --              --         53,485
   Investment Securities Purchased.............         23,015             --              --             --
   Fund Shares Redeemed........................          1,216          4,097           4,080          4,932
   Due to Advisor..............................            143            318             475            965
Unrealized Loss on Forward Currency Contracts..         20,279             --              --         24,012
Unrealized Loss on Foreign Currency Contracts..             --             --              --             13
Accrued Expenses and Other Liabilities.........            145            241             480            589
                                                -------------- --------------  -------------- --------------
       Total Liabilities.......................         44,798         94,500           5,035         83,996
                                                -------------- --------------  -------------- --------------
NET ASSETS..................................... $    1,487,373 $    2,306,858  $    5,611,187 $    6,534,046
                                                ============== ==============  ============== ==============
Institutional Class Shares -- based on net
  assets of $1,487,373; $2,306,858; $5,611,187
  and $6,534,046 and shares outstanding of
  137,143,603, 218,336,337, 431,923,613 and
  596,594,337, respectively.................... $        10.85 $        10.57  $        12.99 $        10.95
                                                ============== ==============  ============== ==============
NUMBER OF SHARES AUTHORIZED....................  1,000,000,000  1,500,000,000   1,700,000,000  3,000,000,000
                                                ============== ==============  ============== ==============
Investment Securities at Cost.................. $    1,425,526 $    2,303,872  $    5,298,515 $    6,509,767
                                                ============== ==============  ============== ==============
Foreign Currencies at Cost..................... $           13 $           --  $           -- $        6,347
                                                ============== ==============  ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................ $    1,380,151 $    2,328,507  $    5,377,994 $    6,476,220
Total Distributable Earnings (Loss)............        107,222        (21,649)        233,193         57,826
                                                -------------- --------------  -------------- --------------
NET ASSETS..................................... $    1,487,373 $    2,306,858  $    5,611,187 $    6,534,046
                                                ============== ==============  ============== ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                     DFA
                                                INTERMEDIATE-                        DFA
                                                TERM EXTENDED   DFA TARGETED     GLOBAL CORE           DFA
                                                   QUALITY         CREDIT        PLUS FIXED        INVESTMENT
                                                 PORTFOLIO*      PORTFOLIO*   INCOME PORTFOLIO* GRADE PORTFOLIO *
                                                -------------- -------------- ----------------- -----------------
ASSETS:
Investment Securities at Value (including
  $108,111, $20,437, $74,172 and $679,123 of
  securities on loan, respectively)............ $    1,691,382 $      757,347  $    1,499,278    $    9,735,940
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of
  $110,395, $20,913, $75,809 and $693,546).....        110,406         20,916          75,815           693,614
Foreign Currencies at Value....................             --             70             230                 1
Cash...........................................          4,650          4,755          36,448            27,471
Receivables:
   Dividends and Interest......................         15,094          5,960          13,544            86,343
   Securities Lending Income...................             18              3              24               147
   Fund Shares Sold............................          4,114          2,309           3,315            10,100
Unrealized Gain on Forward Currency Contracts..             --            409             746               656
Unrealized Gain on Foreign Currency Contracts..             --             --              73                --
Prepaid Expenses and Other Assets..............             34             29              23                67
                                                -------------- --------------  --------------    --------------
       Total Assets............................      1,825,698        791,798       1,629,496        10,554,339
                                                -------------- --------------  --------------    --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned............        110,421         20,916          75,812           693,605
   Investment Securities Purchased.............          1,825             --          16,631                --
   Fund Shares Redeemed........................            670            601             272             8,527
   Due to Advisor..............................            255             85             256             1,494
Unrealized Loss on Forward Currency Contracts..             --          3,508          15,003             6,729
Accrued Expenses and Other Liabilities.........            151             81             143               690
                                                -------------- --------------  --------------    --------------
       Total Liabilities.......................        113,322         25,191         108,117           711,045
                                                -------------- --------------  --------------    --------------
NET ASSETS..................................... $    1,712,376 $      766,607  $    1,521,379    $    9,843,294
                                                ============== ==============  ==============    ==============
Institutional Class Shares -- based on net
  assets of $1,712,376; $766,607; $1,521,379
  and $9,843,294 and shares outstanding of
  151,724,797, 75,204,739, 144,944,040 and
  864,696,344, respectively.................... $        11.29 $        10.19  $        10.50    $        11.38
                                                ============== ==============  ==============    ==============
NUMBER OF SHARES AUTHORIZED....................  2,000,000,000  1,000,000,000   2,000,000,000     2,000,000,000
                                                ============== ==============  ==============    ==============
Investment Securities at Cost.................. $    1,600,959 $      755,321  $    1,456,886    $    9,268,791
                                                ============== ==============  ==============    ==============
Foreign Currencies at Cost..................... $           -- $           70  $          229    $            1
                                                ============== ==============  ==============    ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................ $    1,635,003 $      752,835  $    1,459,438    $    9,395,141
Total Distributable Earnings (Loss)............         77,373         13,772          61,941           448,153
                                                -------------- --------------  --------------    --------------
NET ASSETS..................................... $    1,712,376 $      766,607  $    1,521,379    $    9,843,294
                                                ============== ==============  ==============    ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                     DFA                      DFA INFLATION-  DFA SHORT-
                                                 DIVERSIFIED                    PROTECTED    DURATION REAL
                                                 FIXED INCOME    DFA LTIP       SECURITIES      RETURN
                                                  PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO*
                                                -------------- -------------- -------------- --------------
ASSETS:
Investments in Affiliated Investment Companies
  at Value..................................... $      844,613             --             --             --
Investment Securities at Value (including $0,
  $0, $0 and $36,084 of securities on loan,
  respectively)................................        209,894 $      214,038 $    4,860,760 $    1,487,454
Temporary Cash Investments at Value & Cost.....         10,216             --         27,471             --
Collateral from Securities on Loan Invested in
  Affiliate at Value (including cost of $0,
  $0, $0 and $36,966)..........................             --             --             --         36,970
Foreign Currencies at Value....................             --             --             --             20
Cash...........................................             --          1,911             --          6,588
Receivables:
   Investment Securities/Affiliated Investment
     Companies Sold............................             --             --             --              5
   Dividends and Interest......................            324            396         11,528          7,530
   Securities Lending Income...................             --             --             --              4
   Fund Shares Sold............................          1,230            137          3,366            902
   Due from Advisor............................             30             --             --             --
Unrealized Gain on Swap Contracts..............             --             --             --          3,494
Unrealized Gain on Forward Currency Contracts..             --             --             --             94
Prepaid Expenses and Other Assets..............             27              4             39             23
                                                -------------- -------------- -------------- --------------
       Total Assets............................      1,066,334        216,486      4,903,164      1,543,084
                                                -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned............             --             --             --         36,961
   Investment Securities/Affiliated Investment
     Companies Purchased.......................             --          1,376         10,692             --
   Fund Shares Redeemed........................          1,329             32          3,943            932
   Due to Advisor..............................             --             14            413            243
Unrealized Loss on Swap Contracts..............             --             --             --         16,489
Unrealized Loss on Forward Currency Contracts..             --             --             --          3,505
Accrued Expenses and Other Liabilities.........             55             24            380            157
                                                -------------- -------------- -------------- --------------
       Total Liabilities.......................          1,384          1,446         15,428         58,287
                                                -------------- -------------- -------------- --------------
NET ASSETS..................................... $    1,064,950 $      215,040 $    4,887,736 $    1,484,797
                                                ============== ============== ============== ==============
Institutional Class Shares -- based on net
  assets of $1,064,950; $215,040; $4,887,736
  and $1,484,797 and shares outstanding of
  106,490,100, 21,272,963, 406,287,571 and
  147,637,501, respectively.................... $        10.00 $        10.11 $        12.03 $        10.06
                                                ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED....................  1,000,000,000  1,000,000,000  1,500,000,000  1,500,000,000
                                                ============== ============== ============== ==============
Investments in Affiliated Investment Companies
  at Cost...................................... $      819,085 $           -- $           -- $           --
                                                ============== ============== ============== ==============
Investment Securities at Cost.................. $      207,802 $      192,915 $    4,713,720 $    1,479,828
                                                ============== ============== ============== ==============
Foreign Currencies at Cost..................... $           -- $           -- $           -- $           20
                                                ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................ $    1,037,835 $      195,200 $    4,736,477 $    1,480,006
Total Distributable Earnings (Loss)............         27,115         19,840        151,259          4,791
                                                -------------- -------------- -------------- --------------
NET ASSETS..................................... $    1,064,950 $      215,040 $    4,887,736 $    1,484,797
                                                ============== ============== ============== ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DFA
                                                               CALIFORNIA                    DFA SHORT-
                                                DFA MUNICIPAL   MUNICIPAL                       TERM
                                                 REAL RETURN   REAL RETURN  DFA MUNICIPAL    MUNICIPAL
                                                  PORTFOLIO     PORTFOLIO   BOND PORTFOLIO BOND PORTFOLIO
                                                -------------- ------------ -------------- --------------
ASSETS:
Investment Securities at Value................. $      884,942 $    131,994 $      501,270 $    2,584,019
Temporary Cash Investments at Value & Cost.....             --           --             --         33,048
Cash...........................................          2,867        4,231          1,096             --
Receivables:
   Dividends and Interest......................          8,802        1,788          5,915         32,456
   Fund Shares Sold............................            221        1,051          1,670          1,843
Unrealized Gain on Swap Contracts..............          4,549           --             --             --
Prepaid Expenses and Other Assets..............             20           14             18             35
                                                -------------- ------------ -------------- --------------
       Total Assets............................        901,401      139,078        509,969      2,651,401
                                                -------------- ------------ -------------- --------------
LIABILITIES:
Payables:
   Investment Securities Purchased.............             --          103             --         29,022
   Fund Shares Redeemed........................             84            9             24          3,462
   Due to Advisor..............................            150           15             65            446
   Due to Broker...............................             25           --             --             --
Unrealized Loss on Swap Contracts..............         16,912        3,346             --             --
Accrued Expenses and Other Liabilities.........             88           30             50            222
                                                -------------- ------------ -------------- --------------
       Total Liabilities.......................         17,259        3,503            139         33,152
                                                -------------- ------------ -------------- --------------
NET ASSETS..................................... $      884,142 $    135,575 $      509,830 $    2,618,249
                                                ============== ============ ============== ==============
Institutional Class Shares -- based on net
  assets of $884,142; $135,575; $509,830 and
  $2,618,249 and shares outstanding of
  88,493,094, 13,529,163, 49,370,619 and
  257,186,498, respectively.................... $         9.99 $      10.02 $        10.33 $        10.18
                                                ============== ============ ============== ==============
NUMBER OF SHARES AUTHORIZED....................  1,000,000,000  500,000,000  1,000,000,000  1,500,000,000
                                                ============== ============ ============== ==============
Investment Securities at Cost.................. $      857,292 $    128,035 $      491,441 $    2,578,485
                                                ============== ============ ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................ $      871,066 $    134,990 $      499,881 $    2,612,321
Total Distributable Earnings (Loss)............         13,076          585          9,949          5,928
                                                -------------- ------------ -------------- --------------
NET ASSETS..................................... $      884,142 $    135,575 $      509,830 $    2,618,249
                                                ============== ============ ============== ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                     DFA                      DFA CALIFORNIA
                                                INTERMEDIATE-  DFA CALIFORNIA INTERMEDIATE-
                                                     TERM        SHORT-TERM        TERM
                                                  MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO
                                                -------------- -------------- --------------
ASSETS:
Investment Securities at Value................. $    2,037,008 $    1,207,873 $      500,009
Temporary Cash Investments at Value & Cost.....             --          5,262         17,054
Cash...........................................         23,184             --             --
Receivables:
   Investment Securities Sold..................             --          1,932             --
   Dividends and Interest......................         22,680         15,492          6,146
   Fund Shares Sold............................          2,220            764            435
Prepaid Expenses and Other Assets..............             39             14             16
                                                -------------- -------------- --------------
       Total Assets............................      2,085,131      1,231,337        523,660
                                                -------------- -------------- --------------
LIABILITIES:
Payables:
   Due to Custodian............................             --          1,932             --
   Investment Securities Purchased.............         13,460            617          3,793
   Fund Shares Redeemed........................          1,568            154            317
   Due to Advisor..............................            300            208             69
Accrued Expenses and Other Liabilities.........            144            100             50
                                                -------------- -------------- --------------
       Total Liabilities.......................         15,472          3,011          4,229
                                                -------------- -------------- --------------
NET ASSETS..................................... $    2,069,659 $    1,228,326 $      519,431
                                                ============== ============== ==============
Institutional Class Shares -- based on net
  assets of $2,069,659; $1,228,326 and
  $519,431 and shares outstanding of
  199,464,286, 119,214,011 and 48,457,612,
  respectively................................. $        10.38 $        10.30 $        10.72
                                                ============== ============== ==============
NUMBER OF SHARES AUTHORIZED....................  1,500,000,000  1,000,000,000  1,000,000,000
                                                ============== ============== ==============
Investment Securities at Cost.................. $    1,981,743 $    1,202,548 $      486,430
                                                ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................ $    2,014,057 $    1,223,376 $      505,813
Total Distributable Earnings (Loss)............         55,602          4,950         13,618
                                                -------------- -------------- --------------
NET ASSETS..................................... $    2,069,659 $    1,228,326 $      519,431
                                                ============== ============== ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                    DFA NY         DFA MN       DFA OREGON
                                                  MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO
                                                -------------- -------------- --------------
ASSETS:
Investment Securities at Value................. $      119,336  $     72,946   $     22,223
Temporary Cash Investments at Value & Cost.....            552            --             --
Cash...........................................             --           415          1,151
Receivables:
   Dividends and Interest......................          1,410           818            303
   Fund Shares Sold............................             20            --             --
   Due from Advisor............................             --            --              1
Deferred Offering Costs........................             --            --             51
Prepaid Expenses and Other Assets..............              7             8             --
                                                --------------  ------------   ------------
       Total Assets............................        121,325        74,187         23,729
                                                --------------  ------------   ------------
LIABILITIES:
Payables:
   Investment Securities Purchased.............             --            --            578
   Fund Shares Redeemed........................            126            30             --
   Due to Advisor..............................             10             7             --
Accrued Expenses and Other Liabilities.........             20            11              7
                                                --------------  ------------   ------------
       Total Liabilities.......................            156            48            585
                                                --------------  ------------   ------------
NET ASSETS..................................... $      121,169  $     74,139   $     23,144
                                                ==============  ============   ============
Institutional Class Shares -- based on net
  assets of $121,169; $74,139 and $23,144 and
  shares outstanding of 11,808,602, 7,377,479
  and 2,314,029, respectively.................. $        10.26  $      10.05   $      10.00
                                                ==============  ============   ============
NUMBER OF SHARES AUTHORIZED....................  1,000,000,000   500,000,000    500,000,000
                                                ==============  ============   ============
Investment Securities at Cost.................. $      118,236  $     72,468   $     22,223
                                                ==============  ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital................................ $      120,041  $     73,683   $     23,141
Total Distributable Earnings (Loss)............          1,128           456              3
                                                --------------  ------------   ------------
NET ASSETS..................................... $      121,169  $     74,139   $     23,144
                                                ==============  ============   ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                                DFA
                                                                              DFA TWO-YEAR  SELECTIVELY  DFA FIVE-YEAR
                                                                 DFA ONE-YEAR GLOBAL FIXED HEDGED GLOBAL GLOBAL FIXED
                                                                 FIXED INCOME    INCOME    FIXED INCOME     INCOME
                                                                  PORTFOLIO#   PORTFOLIO#   PORTFOLIO#    PORTFOLIO#
                                                                 ------------ ------------ ------------- -------------
INVESTMENT INCOME
   Interest.....................................................   $188,850     $112,199     $ 21,603      $ 136,036
   Income from Securities Lending...............................        296           61           17             36
                                                                   --------     --------     --------      ---------
          Total Investment Income...............................    189,146      112,260       21,620        136,072
                                                                   --------     --------     --------      ---------
EXPENSES
   Investment Management Fees...................................     11,806        8,389        1,820         37,566
   Accounting & Transfer Agent Fees.............................      1,260          978          164          2,711
   Custodian Fees...............................................        179          239           49          1,016
   Filing Fees..................................................        188          158           42            277
   Shareholders' Reports........................................        277          185           45            586
   Directors'/Trustees' Fees & Expenses.........................         48           34            7             90
   Professional Fees............................................        141          103           24            278
   Other........................................................        160          117           29            307
                                                                   --------     --------     --------      ---------
          Total Expenses........................................     14,059       10,203        2,180         42,831
                                                                   --------     --------     --------      ---------
   Fees Paid Indirectly (Note C)................................         --         (171)         (27)          (755)
                                                                   --------     --------     --------      ---------
   Net Expenses.................................................     14,059       10,032        2,153         42,076
                                                                   --------     --------     --------      ---------
   NET INVESTMENT INCOME (LOSS).................................    175,087      102,228       19,467         93,996
                                                                   --------     --------     --------      ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................      7,758      (14,551)      (7,643)      (223,369)
       Affiliated Investment Companies Shares Sold..............         23            3           --             --
       Foreign Currency Transactions............................         --       (1,144)         (12)        (1,934)
       Forward Currency Contracts...............................         --       91,348       32,151        806,336
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............     37,497       57,063       28,079        374,136
       Affiliated Investment Companies Shares...................         (9)          (2)           1             --
       Translation of Foreign Currency-Denominated Amounts......         --          193           43          1,187
       Forward Currency Contracts...............................         --      (46,587)     (10,404)      (329,331)
                                                                   --------     --------     --------      ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................     45,269       86,323       42,215        627,025
                                                                   --------     --------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.   $220,356     $188,551     $ 61,682      $ 721,021
                                                                   ========     ========     ========      =========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                    DFA WORLD EX                DFA
                                                                        U.S.     DFA SHORT- INTERMEDIATE  DFA SHORT-
                                                                     GOVERNMENT     TERM     GOVERNMENT  TERM EXTENDED
                                                                    FIXED INCOME GOVERNMENT FIXED INCOME    QUALITY
                                                                     PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO#
                                                                    ------------ ---------- ------------ -------------
INVESTMENT INCOME
   Interest........................................................   $ 13,644    $ 50,197    $125,127     $116,756
   Income from Securities Lending..................................         --          --          --          218
                                                                      --------    --------    --------     --------
          Total Investment Income..................................     13,644      50,197     125,127      116,974
                                                                      --------    --------    --------     --------
EXPENSES
   Investment Management Fees......................................      2,352       4,026       5,193       12,002
   Accounting & Transfer Agent Fees................................        238         433         977        1,088
   Custodian Fees..................................................         97          25          53          153
   Filing Fees.....................................................         92          64          82          219
   Shareholders' Reports...........................................         60         101         209          251
   Directors'/Trustees' Fees & Expenses............................          8          14          30           35
   Professional Fees...............................................         22          42          87          107
   Other...........................................................         31          51         118          121
                                                                      --------    --------    --------     --------
          Total Expenses...........................................      2,900       4,756       6,749       13,976
                                                                      --------    --------    --------     --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)............................       (286)        (19)         --         (774)
   Fees Paid Indirectly (Note C)...................................        (47)         --          --           --
                                                                      --------    --------    --------     --------
   Net Expenses....................................................      2,567       4,737       6,749       13,202
                                                                      --------    --------    --------     --------
   NET INVESTMENT INCOME (LOSS)....................................     11,077      45,460     118,378      103,772
                                                                      --------    --------    --------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................      8,592     (15,943)      6,761      (23,319)
       Affiliated Investment Companies Shares Sold.................         --          --          --           (1)
       Foreign Currency Transactions...............................       (339)         --          --          (77)
       Forward Currency Contracts..................................     79,266          --          --      113,274
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     82,846      56,188     448,239      145,875
       Affiliated Investment Companies Shares......................         --          --          --            3
       Translation of Foreign Currency-Denominated Amounts.........        436          --          --          212
       Forward Currency Contracts..................................    (37,331)         --          --      (44,073)
                                                                      --------    --------    --------     --------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................    133,470      40,245     455,000      191,894
                                                                      --------    --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....   $144,547    $ 85,705    $573,378     $295,666
                                                                      ========    ========    ========     ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                  DFA
                                                             INTERMEDIATE-
                                                             TERM EXTENDED DFA TARGETED  DFA GLOBAL CORE
                                                                QUALITY       CREDIT       PLUS FIXED      DFA INVESTMENT
                                                              PORTFOLIO#    PORTFOLIO#  INCOME PORTFOLIO# GRADE PORTFOLIO #
                                                             ------------- ------------ ----------------- -----------------
INVESTMENT INCOME
   Interest.................................................   $ 60,051      $16,432        $ 21,193         $  261,347
   Income from Securities Lending...........................        185           36             168              1,268
                                                               --------      -------        --------         ----------
          Total Investment Income...........................     60,236       16,468          21,361            262,615
                                                               --------      -------        --------         ----------
EXPENSES
   Investment Management Fees...............................      3,472        1,348           2,331             18,076
   Accounting & Transfer Agent Fees.........................        289          175             202              1,658
   Custodian Fees...........................................         12           18              44                 82
   Filing Fees..............................................         56           66             133                181
   Shareholders' Reports....................................         77           42              31                315
   Directors'/Trustees' Fees & Expenses.....................         11            5               4                 53
   Professional Fees........................................         32           12              30                158
   Organizational & Offering Costs..........................         --           --              13                 --
   Other....................................................         43           20              20                203
                                                               --------      -------        --------         ----------
          Total Expenses....................................      3,992        1,686           2,808             20,726
                                                               --------      -------        --------         ----------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............       (172)        (267)            (11)              (841)
                                                               --------      -------        --------         ----------
   Net Expenses.............................................      3,820        1,419           2,797             19,885
                                                               --------      -------        --------         ----------
   NET INVESTMENT INCOME (LOSS).............................     56,416       15,049          18,564            242,730
                                                               --------      -------        --------         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.........................        596          688          (3,435)           (26,638)
       Affiliated Investment Companies Shares Sold..........         (4)          --              (3)                13
       Foreign Currency Transactions........................         --          (37)         35,410               (111)
       Forward Currency Contracts...........................         --       14,795              --             24,616
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...........    189,030       21,583          74,421            836,659
       Affiliated Investment Companies Shares...............          9            3               7                 57
       Translation of Foreign Currency-Denominated
         Amounts............................................         --           32             256                 21
       Forward Currency Contracts...........................         --       (6,974)        (21,664)           (10,327)
                                                               --------      -------        --------         ----------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................    189,631       30,090          84,992            824,290
                                                               --------      -------        --------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $246,047      $45,139        $103,556         $1,067,020
                                                               ========      =======        ========         ==========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                             DFA                DFA INFLATION-  DFA SHORT-
                                                                         DIVERSIFIED              PROTECTED    DURATION REAL
                                                                         FIXED INCOME DFA LTIP    SECURITIES      RETURN
                                                                          PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO#
                                                                         ------------ --------- -------------- -------------
INVESTMENT INCOME
Income Distributions....................................................   $16,905          --           --            --
                                                                           -------     -------     --------      --------
          Total Investment Income.......................................    16,905          --           --            --
                                                                           -------     -------     --------      --------
FUND INVESTMENT INCOME
   Interest.............................................................     3,744     $ 5,237     $104,783      $ 32,348
   Income from Securities Lending.......................................        --          --           --            62
                                                                           -------     -------     --------      --------
          Total Fund Investment Income..................................     3,744       5,237      104,783        32,410
                                                                           -------     -------     --------      --------
EXPENSES
   Investment Management Fees...........................................     1,106         196        4,652         2,910
   Accounting & Transfer Agent Fees.....................................       193          43          593           310
   Custodian Fees.......................................................         3           2           46            61
   Filing Fees..........................................................        80          22           81            62
   Shareholders' Reports................................................        32          20          173            89
   Directors'/Trustees' Fees & Expenses.................................         5           1           27             9
   Professional Fees....................................................         5           4           81            27
   Other................................................................        11           7          106           170
                                                                           -------     -------     --------      --------
          Total Expenses................................................     1,435         295        5,759         3,638
                                                                           -------     -------     --------      --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................    (1,147)         (1)          --           (37)
                                                                           -------     -------     --------      --------
   Net Expenses.........................................................       288         294        5,759         3,601
                                                                           -------     -------     --------      --------
   NET INVESTMENT INCOME (LOSS).........................................    20,361       4,943       99,024        28,809
                                                                           -------     -------     --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................      (360)     (1,051)      19,214        (6,498)
       Affiliated Investment Companies Shares Sold......................      (338)         --           --             2
       Swap Contracts...................................................        --          --           --        (2,983)
       Foreign Currency Transactions....................................        --          --           --           (43)
       Forward Currency Contracts.......................................        --          --           --        25,856
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................     6,084      36,494      286,465        43,174
       Affiliated Investment Companies Shares...........................    43,274          --           --             3
       Swap Contracts...................................................        --          --           --       (20,599)
       Translation of Foreign Currency-Denominated Amounts..............        --          --           --            27
       Forward Currency Contracts.......................................        --          --           --        (9,099)
                                                                           -------     -------     --------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    48,660      35,443      305,679        29,840
                                                                           -------     -------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $69,021     $40,386     $404,703      $ 58,649
                                                                           =======     =======     ========      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                      DFA
                                                                                  CALIFORNIA                   DFA SHORT-
                                                                    DFA MUNICIPAL  MUNICIPAL                      TERM
                                                                     REAL RETURN  REAL RETURN DFA MUNICIPAL    MUNICIPAL
                                                                      PORTFOLIO    PORTFOLIO  BOND PORTFOLIO BOND PORTFOLIO
                                                                    ------------- ----------- -------------- --------------
INVESTMENT INCOME
   Interest........................................................   $ 16,139      $ 2,276      $ 8,361        $37,925
                                                                      --------      -------      -------        -------
          Total Investment Income..................................     16,139        2,276        8,361         37,925
                                                                      --------      -------      -------        -------
EXPENSES
   Investment Management Fees......................................      1,735          263          966          5,240
   Accounting & Transfer Agent Fees................................        203           55          122            489
   Custodian Fees..................................................         40           14            7             29
   Filing Fees.....................................................         47           19           65            124
   Shareholders' Reports...........................................         32           17           24             76
   Directors'/Trustees' Fees & Expenses............................          5           --            3             16
   Professional Fees...............................................         15            2            8             46
   Other...........................................................        104           13           16             56
                                                                      --------      -------      -------        -------
          Total Expenses...........................................      2,181          383        1,211          6,076
                                                                      --------      -------      -------        -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)............................         --           11          (99)            --
   Fees Paid Indirectly (Note C)...................................        (84)         (32)         (38)          (125)
                                                                      --------      -------      -------        -------
   Net Expenses....................................................      2,097          362        1,074          5,951
                                                                      --------      -------      -------        -------
   NET INVESTMENT INCOME (LOSS)....................................     14,042        1,914        7,287         31,974
                                                                      --------      -------      -------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**................................       (167)         (28)         (14)           (40)
       Swap Contracts..............................................        320          (48)          --             --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..................     49,821        6,441       17,118         19,393
       Swap Contracts..............................................    (25,584)      (3,484)          --             --
                                                                      --------      -------      -------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).........................     24,390        2,881       17,104         19,353
                                                                      --------      -------      -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....   $ 38,432      $ 4,795      $24,391        $51,327
                                                                      ========      =======      =======        =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                              DFA                      DFA CALIFORNIA
                                                                         INTERMEDIATE-  DFA CALIFORNIA INTERMEDIATE-
                                                                              TERM        SHORT-TERM        TERM
                                                                           MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                                         BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO
                                                                         -------------- -------------- --------------
INVESTMENT INCOME
   Interest.............................................................    $ 34,487       $17,572        $ 8,269
                                                                            --------       -------        -------
          Total Investment Income.......................................      34,487        17,572          8,269
                                                                            --------       -------        -------
EXPENSES
   Investment Management Fees...........................................       3,853         2,483            976
   Accounting & Transfer Agent Fees.....................................         382           273            127
   Custodian Fees.......................................................          22            15              7
   Filing Fees..........................................................         115            57             29
   Shareholders' Reports................................................          63            35             23
   Directors'/Trustees' Fees & Expenses.................................          11             8              3
   Professional Fees....................................................          32            21              8
   Other................................................................          54            28             16
                                                                            --------       -------        -------
          Total Expenses................................................       4,532         2,920          1,189
                                                                            --------       -------        -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................        (101)           --            (67)
   Fees Paid Indirectly (Note C)........................................         (96)          (69)           (38)
                                                                            --------       -------        -------
   Net Expenses.........................................................       4,335         2,851          1,084
                                                                            --------       -------        -------
   NET INVESTMENT INCOME (LOSS).........................................      30,152        14,721          7,185
                                                                            --------       -------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................        (132)         (521)          (113)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................      81,331         9,345         17,427
                                                                            --------       -------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................      81,199         8,824         17,314
                                                                            --------       -------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........    $111,351       $23,545        $24,499
                                                                            ========       =======        =======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                             DFA NY         DFA MN        DFA OREGON
                                                                           MUNICIPAL      MUNICIPAL        MUNICIPAL
                                                                         BOND PORTFOLIO BOND PORTFOLIO BOND PORTFOLIO(A)
                                                                         -------------- -------------- -----------------
INVESTMENT INCOME
   Interest.............................................................     $1,765         $1,009           $ 24
                                                                             ------         ------           ----
          Total Investment Income.......................................      1,765          1,009             24
                                                                             ------         ------           ----
EXPENSES
   Investment Management Fees...........................................        228            175              7
   Accounting & Transfer Agent Fees.....................................         53             44              2
   Custodian Fees.......................................................          2              2              2
   Filing Fees..........................................................         22             19             --
   Shareholders' Reports................................................         17             16              1
   Professional Fees....................................................          2              2             --
   Other................................................................          6              5              8
                                                                             ------         ------           ----
          Total Expenses................................................        330            263             20
                                                                             ------         ------           ----
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................        (45)           (39)           (10)
   Fees Paid Indirectly (Note C)........................................        (23)           (14)            --
                                                                             ------         ------           ----
   Net Expenses.........................................................        262            210             10
                                                                             ------         ------           ----
   NET INVESTMENT INCOME (LOSS).........................................      1,503            799             14
                                                                             ------         ------           ----
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.....................................         --            (16)            --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.......................      1,739          2,198             --
                                                                             ------         ------           ----
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................      1,739          2,182             --
                                                                             ------         ------           ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........     $3,242         $2,981           $ 14
                                                                             ======         ======           ====

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on September 10, 2019.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                             DFA ONE-                DFA TWO-YEAR            DFA SELECTIVELY
                                                            YEAR FIXED                  GLOBAL                HEDGED GLOBAL
                                                              INCOME                 FIXED INCOME             FIXED INCOME
                                                             PORTFOLIO                 PORTFOLIO                PORTFOLIO
                                                     ------------------------  ------------------------  ----------------------
                                                        YEAR         YEAR         YEAR         YEAR         YEAR        YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED       ENDED
                                                       OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                        2019         2018         2019         2018         2019        2018
                                                     -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................... $   175,087  $   138,457  $   102,228  $    93,691  $   19,467  $   19,282
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**...............       7,758      (17,244)     (14,551)     (43,407)     (7,643)     (8,987)
       Affiliated Investment Companies
         Shares Sold................................          23          (27)           3           (5)         --          (2)
       Foreign Currency Transactions................          --           --       (1,144)        (217)        (12)        (89)
       Forward Currency Contracts...................          --           --       91,348       63,372      32,151      24,270
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency...................................      37,497      (21,946)      57,063      (51,466)     28,079     (28,811)
       Affiliated Investment Companies Shares.......          (9)          17           (2)           3           1          --
       Translation of Foreign
         Currency-Denominated Amounts...............          --           --          193          (34)         43         (17)
       Forward Currency Contracts...................          --           --      (46,587)     (12,380)    (10,404)      8,093
                                                     -----------  -----------  -----------  -----------  ----------  ----------
          Net Increase (Decrease) in Net
            Assets Resulting from Operations........     220,356       99,257      188,551       49,557      61,682      13,739
                                                     -----------  -----------  -----------  -----------  ----------  ----------
Distributions:
       Institutional Class Shares...................    (170,989)    (134,236)    (141,446)     (67,032)    (37,788)    (19,847)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
          Total Distributions.......................    (170,989)    (134,236)    (141,446)     (67,032)    (37,788)    (19,847)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued....................................   3,514,943    4,214,515    1,273,102    1,406,818     186,134     260,563
   Shares Issued in Lieu of Cash
     Distributions..................................     158,775      124,874      129,904       61,604      37,698      19,805
   Shares Redeemed..................................  (4,274,622)  (3,792,350)  (1,522,630)  (1,061,658)   (222,433)   (201,281)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
          Net Increase (Decrease) from
            Capital Share Transactions..............    (600,904)     547,039     (119,624)     406,764       1,399      79,087
                                                     -----------  -----------  -----------  -----------  ----------  ----------
          Total Increase (Decrease) in Net
            Assets..................................    (551,537)     512,060      (72,519)     389,289      25,293      72,979
NET ASSETS
   Beginning of Year................................   7,970,071    7,458,011    5,590,939    5,201,650   1,210,704   1,137,725
                                                     -----------  -----------  -----------  -----------  ----------  ----------
   End of Year...................................... $ 7,418,534  $ 7,970,071  $ 5,518,420  $ 5,590,939  $1,235,997  $1,210,704
                                                     ===========  ===========  ===========  ===========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued....................................     341,528      410,649      128,270      141,973      19,503      27,307
   Shares Issued in Lieu of Cash
     Distributions..................................      15,430       12,179       13,178        6,228       4,036       2,085
   Shares Redeemed..................................    (415,202)    (369,575)    (153,222)    (107,140)    (23,331)    (21,084)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
          Net Increase (Decrease) from
            Shares Issued and Redeemed..............     (58,244)      53,253      (11,774)      41,061         208       8,308
                                                     ===========  ===========  ===========  ===========  ==========  ==========

                                                                DFA
                                                             FIVE-YEAR
                                                           GLOBAL FIXED
                                                         INCOME PORTFOLIO
                                                     ------------------------
                                                        YEAR         YEAR
                                                        ENDED        ENDED
                                                       OCT 31,      OCT 31,
                                                        2019         2018
                                                     -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)..................... $    93,996  $   151,731
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**...............    (223,369)    (204,764)
       Affiliated Investment Companies
         Shares Sold................................          --          (17)
       Foreign Currency Transactions................      (1,934)       5,633
       Forward Currency Contracts...................     806,336      536,489
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency...................................     374,136     (587,143)
       Affiliated Investment Companies Shares.......          --            3
       Translation of Foreign
         Currency-Denominated Amounts...............       1,187         (821)
       Forward Currency Contracts...................    (329,331)     152,598
                                                     -----------  -----------
          Net Increase (Decrease) in Net
            Assets Resulting from Operations........     721,021       53,709
                                                     -----------  -----------
Distributions:
       Institutional Class Shares...................    (619,057)    (226,263)
                                                     -----------  -----------
          Total Distributions.......................    (619,057)    (226,263)
                                                     -----------  -----------
Capital Share Transactions (1):
   Shares Issued....................................   3,716,149    3,770,863
   Shares Issued in Lieu of Cash
     Distributions..................................     583,539      213,684
   Shares Redeemed..................................  (3,976,985)  (2,766,123)
                                                     -----------  -----------
          Net Increase (Decrease) from
            Capital Share Transactions..............     322,703    1,218,424
                                                     -----------  -----------
          Total Increase (Decrease) in Net
            Assets..................................     424,667    1,045,870
NET ASSETS
   Beginning of Year................................  15,130,986   14,085,116
                                                     -----------  -----------
   End of Year...................................... $15,555,653  $15,130,986
                                                     ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued....................................     344,630      346,747
   Shares Issued in Lieu of Cash
     Distributions..................................      55,469       19,638
   Shares Redeemed..................................    (369,922)    (254,450)
                                                     -----------  -----------
          Net Increase (Decrease) from
            Shares Issued and Redeemed..............      30,177      111,935
                                                     ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           DFA WORLD EX U.S.                                DFA INTERMEDIATE
                                                           GOVERNMENT FIXED         DFA SHORT-TERM          GOVERNMENT FIXED
                                                           INCOME PORTFOLIO      GOVERNMENT PORTFOLIO       INCOME PORTFOLIO
                                                        ----------------------  ----------------------  -----------------------
                                                           YEAR        YEAR        YEAR        YEAR        YEAR         YEAR
                                                           ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                          OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,      OCT 31,
                                                           2019        2018        2019        2018        2019         2018
                                                        ----------  ----------  ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................ $   11,077  $    9,807  $   45,460  $   34,564  $   118,378  $  107,648
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..................      8,592      21,129     (15,943)     (8,657)       6,761     (29,472)
       Affiliated Investment Companies Shares
         Sold..........................................         --          --          --          --           --          --
       Foreign Currency Transactions...................       (339)        127          --          --           --          --
       Forward Currency Contracts......................     79,266      48,335          --          --           --          --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency......................................     82,846     (60,943)     56,188     (39,753)     448,239    (192,885)
       Affiliated Investment Companies Shares..........         --          --          --          --           --          --
       Translation of Foreign
         Currency-Denominated Amounts..................        436        (370)         --          --           --          --
       Forward Currency Contracts......................    (37,331)      7,776          --          --           --          --
                                                        ----------  ----------  ----------  ----------  -----------  ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations..................    144,547      25,861      85,705     (13,846)     573,378    (114,709)
                                                        ----------  ----------  ----------  ----------  -----------  ----------
Distributions:
       Institutional Class Shares......................    (83,829)     (1,574)    (44,098)    (32,064)    (116,094)   (107,136)
                                                        ----------  ----------  ----------  ----------  -----------  ----------
          Total Distributions..........................    (83,829)     (1,574)    (44,098)    (32,064)    (116,094)   (107,136)
                                                        ----------  ----------  ----------  ----------  -----------  ----------
Capital Share Transactions (1):
   Shares Issued.......................................    523,406     311,042     641,748     651,375    1,165,957   1,241,223
   Shares Issued in Lieu of Cash Distributions.........     81,438       1,534      40,238      29,939      110,257     101,281
   Shares Redeemed.....................................   (304,226)   (144,466)   (721,109)   (552,871)  (1,086,981)   (785,830)
                                                        ----------  ----------  ----------  ----------  -----------  ----------
          Net Increase (Decrease) from Capital
            Share Transactions.........................    300,618     168,110     (39,123)    128,443      189,233     556,674
                                                        ----------  ----------  ----------  ----------  -----------  ----------
          Total Increase (Decrease) in Net
            Assets.....................................    361,336     192,397       2,484      82,533      646,517     334,829
NET ASSETS
   Beginning of Year...................................  1,126,037     933,640   2,304,374   2,221,841    4,964,670   4,629,841
                                                        ----------  ----------  ----------  ----------  -----------  ----------
   End of Year......................................... $1,487,373  $1,126,037  $2,306,858  $2,304,374  $ 5,611,187  $4,964,670
                                                        ==========  ==========  ==========  ==========  ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................     50,680      30,234      61,021      62,307       93,063     102,427
   Shares Issued in Lieu of Cash Distributions.........      8,301         149       3,825       2,871        8,798       8,365
   Shares Redeemed.....................................    (29,575)    (14,028)    (68,502)    (52,932)     (87,670)    (64,976)
                                                        ----------  ----------  ----------  ----------  -----------  ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed........................     29,406      16,355      (3,656)     12,246       14,191      45,816
                                                        ==========  ==========  ==========  ==========  ===========  ==========

                                                                   DFA
                                                           SHORT-TERM EXTENDED
                                                            QUALITY PORTFOLIO
                                                        ------------------------
                                                           YEAR         YEAR
                                                           ENDED        ENDED
                                                          OCT 31,      OCT 31,
                                                           2019         2018
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................ $   103,772  $   102,558
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..................     (23,319)     (19,815)
       Affiliated Investment Companies Shares
         Sold..........................................          (1)          (2)
       Foreign Currency Transactions...................         (77)        (372)
       Forward Currency Contracts......................     113,274       87,752
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign
         Currency......................................     145,875     (166,633)
       Affiliated Investment Companies Shares..........           3            2
       Translation of Foreign
         Currency-Denominated Amounts..................         212         (182)
       Forward Currency Contracts......................     (44,073)      11,894
                                                        -----------  -----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations..................     295,666       15,202
                                                        -----------  -----------
Distributions:
       Institutional Class Shares......................    (142,314)    (104,210)
                                                        -----------  -----------
          Total Distributions..........................    (142,314)    (104,210)
                                                        -----------  -----------
Capital Share Transactions (1):
   Shares Issued.......................................   2,062,765    1,708,188
   Shares Issued in Lieu of Cash Distributions.........     139,001      102,004
   Shares Redeemed.....................................  (1,471,131)  (1,630,889)
                                                        -----------  -----------
          Net Increase (Decrease) from Capital
            Share Transactions.........................     730,635      179,303
                                                        -----------  -----------
          Total Increase (Decrease) in Net
            Assets.....................................     883,987       90,295
NET ASSETS
   Beginning of Year...................................   5,650,059    5,559,764
                                                        -----------  -----------
   End of Year......................................... $ 6,534,046  $ 5,650,059
                                                        ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................     191,700      159,261
   Shares Issued in Lieu of Cash Distributions.........      13,107        9,516
   Shares Redeemed.....................................    (137,209)    (152,282)
                                                        -----------  -----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed........................      67,598       16,495
                                                        ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                               DFA INTERMEDIATE-                               DFA GLOBAL
                                                                 TERM EXTENDED          DFA TARGETED         CORE PLUS FIXED
                                                               QUALITY PORTFOLIO      CREDIT PORTFOLIO      INCOME PORTFOLIO
                                                            ----------------------  --------------------  --------------------
                                                                                                                       PERIOD
                                                                                                                       JAN 11,
                                                               YEAR        YEAR       YEAR       YEAR        YEAR      2018(A)
                                                               ENDED       ENDED      ENDED      ENDED       ENDED       TO
                                                              OCT 31,     OCT 31,    OCT 31,    OCT 31,     OCT 31,    OCT 31,
                                                               2019        2018       2019       2018        2019       2018
                                                            ----------  ----------  ---------  ---------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................ $   56,416  $   59,068  $  15,049  $  13,278  $   18,564  $  6,618
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**......................        596     (14,076)       688       (807)     (3,435)     (629)
       Affiliated Investment Companies Shares Sold.........         (4)        (20)        --         (2)         (3)   (2,559)
       Foreign Currency Transactions.......................         --          --        (37)         6      35,410      (197)
       Forward Currency Contracts..........................         --          --     14,795      4,180          --    20,855
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign Currency..........    189,030    (110,775)    21,583    (20,100)     74,421   (32,027)
       Affiliated Investment Companies Shares..............          9           4          3          1           7        (1)
       Translation of Foreign Currency-Denominated
         Amounts...........................................         --          --         32        (18)        256      (102)
       Forward Currency Contracts..........................         --          --     (6,974)     3,019     (21,664)    7,407
                                                            ----------  ----------  ---------  ---------  ----------  --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations......................    246,047     (65,799)    45,139       (443)    103,556      (635)
                                                            ----------  ----------  ---------  ---------  ----------  --------
Distributions:
       Institutional Class Shares..........................    (55,145)    (63,709)   (16,395)   (14,525)    (35,318)   (2,471)
                                                            ----------  ----------  ---------  ---------  ----------  --------
          Total Distributions..............................    (55,145)    (63,709)   (16,395)   (14,525)    (35,318)   (2,471)
                                                            ----------  ----------  ---------  ---------  ----------  --------
Capital Share Transactions (1):
   Shares Issued...........................................    437,804     594,054    278,164    254,756   1,027,377   627,094
   Shares Issued in Lieu of Cash Distributions.............     51,783      59,798     15,909     14,077      35,318     2,471
   Shares Redeemed.........................................   (750,304)   (547,044)  (207,990)  (116,673)   (201,879)  (34,134)
                                                            ----------  ----------  ---------  ---------  ----------  --------
          Net Increase (Decrease) from Capital
            Share Transactions.............................   (260,717)    106,808     86,083    152,160     860,816   595,431
                                                            ----------  ----------  ---------  ---------  ----------  --------
          Total Increase (Decrease) in Net Assets..........    (69,815)    (22,700)   114,827    137,192     929,054   592,325
NET ASSETS
   Beginning of Period.....................................  1,782,191   1,804,891    651,780    514,588     592,325        --
                                                            ----------  ----------  ---------  ---------  ----------  --------
   End of Period........................................... $1,712,376  $1,782,191  $ 766,607  $ 651,780  $1,521,379  $592,325
                                                            ==========  ==========  =========  =========  ==========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...........................................     40,841      56,798     27,911     25,763     101,960    63,115
   Shares Issued in Lieu of Cash Distributions.............      4,827       5,734      1,613      1,425       3,728       250
   Shares Redeemed.........................................    (70,148)    (52,724)   (20,861)   (11,815)    (20,658)   (3,451)
                                                            ----------  ----------  ---------  ---------  ----------  --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed............................    (24,480)      9,808      8,663     15,373      85,030    59,914
                                                            ==========  ==========  =========  =========  ==========  ========

                                                              DFA INVESTMENT GRADE
                                                                    PORTFOLIO
                                                            ------------------------


                                                               YEAR         YEAR
                                                               ENDED        ENDED
                                                              OCT 31,      OCT 31,
                                                               2019         2018
                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)............................ $   242,730  $   217,652
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**......................     (26,638)     (35,141)
       Affiliated Investment Companies Shares Sold.........          13          (85)
       Foreign Currency Transactions.......................        (111)         (99)
       Forward Currency Contracts..........................      24,616       13,170
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign Currency..........     836,659     (402,382)
       Affiliated Investment Companies Shares..............          57           18
       Translation of Foreign Currency-Denominated
         Amounts...........................................          21           (7)
       Forward Currency Contracts..........................     (10,327)       2,028
                                                            -----------  -----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations......................   1,067,020     (204,846)
                                                            -----------  -----------
Distributions:
       Institutional Class Shares..........................    (241,381)    (212,294)
                                                            -----------  -----------
          Total Distributions..............................    (241,381)    (212,294)
                                                            -----------  -----------
Capital Share Transactions (1):
   Shares Issued...........................................   2,817,218    3,474,177
   Shares Issued in Lieu of Cash Distributions.............     237,758      209,307
   Shares Redeemed.........................................  (2,676,114)  (2,812,841)
                                                            -----------  -----------
          Net Increase (Decrease) from Capital
            Share Transactions.............................     378,862      870,643
                                                            -----------  -----------
          Total Increase (Decrease) in Net Assets..........   1,204,501      453,503
NET ASSETS
   Beginning of Period.....................................   8,638,793    8,185,290
                                                            -----------  -----------
   End of Period........................................... $ 9,843,294  $ 8,638,793
                                                            ===========  ===========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...........................................     258,905      327,812
   Shares Issued in Lieu of Cash Distributions.............      21,807       19,784
   Shares Redeemed.........................................    (248,227)    (266,225)
                                                            -----------  -----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed............................      32,485       81,371
                                                            ===========  ===========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                      DFA DIVERSIFIED                              DFA INFLATION-
                                        FIXED INCOME           DFA LTIP         PROTECTED SECURITIES      DFA SHORT-DURATION
                                         PORTFOLIO             PORTFOLIO              PORTFOLIO          REAL RETURN PORTFOLIO
                                   ---------------------  ------------------  ------------------------  ----------------------
                                      YEAR       YEAR       YEAR      YEAR       YEAR         YEAR         YEAR        YEAR
                                      ENDED      ENDED      ENDED     ENDED      ENDED        ENDED        ENDED       ENDED
                                     OCT 31,    OCT 31,    OCT 31,   OCT 31,    OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                      2019       2018       2019      2018       2019         2018         2019        2018
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
   Net Investment Income
     (Loss)....................... $   20,361  $  13,508  $  4,943  $  5,730  $    99,024  $   137,272  $   28,809  $   22,734
   Capital Gain
     Distributions
     Received from
     Investment
     Securities...................         --        302        --        --           --           --          --          --
   Net Realized Gain
     (Loss) on:
       Investment
         Securities
         Sold*,**.................       (360)      (403)   (1,051)      862       19,214      (14,593)     (6,498)     (4,509)
       Affiliated
         Investment
         Companies
         Shares Sold..............       (338)        --        --        --           --           --           2          (4)
       Swap Contracts.............         --         --        --        --           --           --      (2,983)      2,092
       Foreign Currency
         Transactions.............         --         --        --        --           --           --         (43)         (4)
       Forward Currency
         Contracts................         --         --        --        --           --           --      25,856      17,453
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment
         Securities and
         Foreign Currency.........      6,084     (3,675)   36,494   (17,426)     286,465     (194,604)     43,174     (35,170)
       Affiliated
         Investment
         Companies Shares.........     43,274    (15,638)       --        --           --           --           3           1
       Swap Contracts.............         --         --        --        --           --           --     (20,599)      3,426
       Translation of
         Foreign
         Currency-Denominated
         Amounts..................         --         --        --        --           --           --          27         (22)
       Forward Currency
         Contracts................         --         --        --        --           --           --      (9,099)      2,070
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
          Net Increase
            (Decrease)
            in Net
            Assets
            Resulting
            from
            Operations............     69,021     (5,906)   40,386   (10,834)     404,703      (71,925)     58,649       8,067
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
Distributions:
       Institutional
         Class Shares.............    (20,204)   (13,542)   (5,453)   (5,731)     (96,788)    (141,539)    (38,948)    (19,458)
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
          Total
            Distributions.........    (20,204)   (13,542)   (5,453)   (5,731)     (96,788)    (141,539)    (38,948)    (19,458)
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
Capital Share
  Transactions (1):
   Shares Issued..................    430,279    467,593    58,343    93,798    1,231,285    1,424,209     425,606     591,329
   Shares Issued in Lieu
     of Cash
     Distributions................     20,200     13,539     5,453     5,731       91,253      128,414      38,094      18,997
   Shares Redeemed................   (230,642)  (195,404)  (52,337)  (38,907)  (1,234,043)  (1,207,134)   (440,322)   (287,635)
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
          Net Increase
            (Decrease)
            from Capital
            Share
            Transactions..........    219,837    285,728    11,459    60,622       88,495      345,489      23,378     322,691
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
          Total Increase
            (Decrease)
            in Net Assets.........    268,654    266,280    46,392    44,057      396,410      132,025      43,079     311,300
NET ASSETS
   Beginning of Year..............    796,296    530,016   168,648   124,591    4,491,326    4,359,301   1,441,718   1,130,418
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
   End of Year.................... $1,064,950  $ 796,296  $215,040  $168,648  $ 4,887,736  $ 4,491,326  $1,484,797  $1,441,718
                                   ==========  =========  ========  ========  ===========  ===========  ==========  ==========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued..................     44,054     48,776     6,328    10,137      104,817      122,790      43,208      59,699
   Shares Issued in Lieu
     of Cash
     Distributions................      2,073      1,413       579       612        7,698       11,087       3,960       1,933
   Shares Redeemed................    (23,679)   (20,443)   (5,546)   (4,219)    (105,557)    (104,237)    (44,873)    (29,051)
                                   ----------  ---------  --------  --------  -----------  -----------  ----------  ----------
          Net Increase
            (Decrease)
            from Shares
            Issued and
            Redeemed..............     22,448     29,746     1,361     6,530        6,958       29,640       2,295      32,581
                                   ==========  =========  ========  ========  ===========  ===========  ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           DFA CALIFORNIA                               DFA SHORT-TERM
                                    DFA MUNICIPAL REAL     MUNICIPAL REAL        DFA MUNICIPAL          MUNICIPAL BOND
                                     RETURN PORTFOLIO     RETURN PORTFOLIO      BOND PORTFOLIO            PORTFOLIO
                                   --------------------  ------------------  --------------------  -----------------------
                                                                    PERIOD
                                                                    NOV 01,
                                     YEAR       YEAR       YEAR     2017(A)    YEAR       YEAR        YEAR         YEAR
                                     ENDED      ENDED      ENDED      TO       ENDED      ENDED       ENDED        ENDED
                                    OCT 31,    OCT 31,    OCT 31,   OCT 31,   OCT 31,    OCT 31,     OCT 31,      OCT 31,
                                     2019       2018       2019      2018      2019       2018        2019         2018
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
INCREASE (DECREASE) IN NET
  ASSETS
Operations:
   Net Investment Income
     (Loss)....................... $  14,042  $  12,183  $  1,914  $  1,127  $   7,287  $   5,687  $    31,974  $   27,896
   Net Realized Gain (Loss)
     on:
       Investment Securities
         Sold*,**.................      (167)      (758)      (28)       --        (14)        (6)         (40)        (31)
       Swap Contracts.............       320        747       (48)       --         --         --           --          --
Change in Unrealized
  Appreciation (Depreciation)
  of:
   Investment Securities and
     Foreign Currency.............    49,821    (25,235)    6,441    (2,482)    17,118     (8,949)      19,393     (20,244)
   Swap Contracts.................   (25,584)     5,402    (3,484)      138         --         --           --          --
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
          Net Increase
            (Decrease) in
            Net Assets
            Resulting
            from
            Operations............    38,432     (7,661)    4,795    (1,217)    24,391     (3,268)      51,327       7,621
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
Distributions:
       Institutional
         Class Shares.............   (14,027)   (12,044)   (1,907)   (1,086)    (7,271)    (5,602)     (32,121)    (27,517)
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
          Total
            Distributions.........   (14,027)   (12,044)   (1,907)   (1,086)    (7,271)    (5,602)     (32,121)    (27,517)
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
Capital Share Transactions (1):
   Shares Issued..................   290,520    410,521    64,370   145,121    166,180    264,400    1,033,600     906,692
   Shares Issued in Lieu of
     Cash Distributions...........    14,011     12,037     1,907     1,086      7,226      5,583       28,928      26,799
   Shares Redeemed................  (310,504)  (253,964)  (55,958)  (21,536)  (134,143)  (159,604)  (1,016,742)   (892,279)
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
          Net Increase
            (Decrease)
            from Capital
            Share
            Transactions..........    (5,973)   168,594    10,319   124,671     39,263    110,379       45,786      41,212
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
          Total Increase
            (Decrease) in
            Net Assets............    18,432    148,889    13,207   122,368     56,383    101,509       64,992      21,316
NET ASSETS
   Beginning of Year..............   865,710    716,821   122,368        --    453,447    351,938    2,553,257   2,531,941
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
   End of Year.................... $ 884,142  $ 865,710  $135,575  $122,368  $ 509,830  $ 453,447  $ 2,618,249  $2,553,257
                                   =========  =========  ========  ========  =========  =========  ===========  ==========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued..................    29,354     41,589     6,482    14,545     16,318     26,315      101,744      89,489
   Shares Issued in Lieu of
     Cash Distributions...........     1,408      1,223       191       109        706        557        2,846       2,647
   Shares Redeemed................   (31,450)   (25,760)   (5,633)   (2,165)   (13,193)   (15,893)    (100,079)    (88,080)
                                   ---------  ---------  --------  --------  ---------  ---------  -----------  ----------
          Net Increase
            (Decrease)
            from Shares
            Issued and
            Redeemed..............      (688)    17,052     1,040    12,489      3,831     10,979        4,511       4,056
                                   =========  =========  ========  ========  =========  =========  ===========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                                     DFA CALIFORNIA
                                                   DFA INTERMEDIATE-                                INTERMEDIATE-TERM
                                                  TERM MUNICIPAL BOND   DFA CALIFORNIA SHORT-TERM    MUNICIPAL BOND
                                                       PORTFOLIO        MUNICIPAL BOND PORTFOLIO        PORTFOLIO
                                                ----------------------  ------------------------  --------------------
                                                   YEAR        YEAR        YEAR         YEAR        YEAR       YEAR
                                                   ENDED       ENDED       ENDED        ENDED       ENDED      ENDED
                                                  OCT 31,     OCT 31,     OCT 31,      OCT 31,     OCT 31,    OCT 31,
                                                   2019        2018        2019         2018        2019       2018
                                                ----------  ----------  ----------   ----------   ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   30,152  $   26,566  $   14,721   $   11,227   $   7,185  $   5,810
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**..........       (132)        (92)       (521)         (96)       (113)       (13)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     81,331     (44,920)      9,345       (8,418)     17,427     (9,087)
                                                ----------  ----------  ----------   ----------   ---------  ---------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    111,351     (18,446)     23,545        2,713      24,499     (3,290)
                                                ----------  ----------  ----------   ----------   ---------  ---------
Distributions:
       Institutional Class Shares..............    (30,101)    (26,332)    (14,735)     (11,064)     (7,149)    (5,751)
                                                ----------  ----------  ----------   ----------   ---------  ---------
          Total Distributions..................    (30,101)    (26,332)    (14,735)     (11,064)     (7,149)    (5,751)
                                                ----------  ----------  ----------   ----------   ---------  ---------
Capital Share Transactions (1):
   Shares Issued...............................    764,488     682,137     386,341      536,227     163,979    222,985
   Shares Issued in Lieu of Cash
     Distributions.............................     28,921      25,243      14,141       10,947       7,052      5,676
   Shares Redeemed.............................   (587,680)   (547,570)   (366,699)    (384,629)   (104,499)  (131,373)
                                                ----------  ----------  ----------   ----------   ---------  ---------
          Net Increase (Decrease) from
            Capital Share Transactions.........    205,729     159,810      33,783      162,545      66,532     97,288
                                                ----------  ----------  ----------   ----------   ---------  ---------
          Total Increase (Decrease) in
            Net Assets.........................    286,979     115,032      42,593      154,194      83,882     88,247
NET ASSETS
   Beginning of Year...........................  1,782,680   1,667,648   1,185,733    1,031,539     435,549    347,302
                                                ----------  ----------  ----------   ----------   ---------  ---------
   End of Year................................. $2,069,659  $1,782,680  $1,228,326   $1,185,733   $ 519,431  $ 435,549
                                                ==========  ==========  ==========   ==========   =========  =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     74,969      67,950      37,575       52,277      15,534     21,398
   Shares Issued in Lieu of Cash
     Distributions.............................      2,819       2,519       1,374        1,068         664        545
   Shares Redeemed.............................    (57,788)    (54,612)    (35,640)     (37,491)     (9,902)   (12,613)
                                                ----------  ----------  ----------   ----------   ---------  ---------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........     20,000      15,857       3,309       15,854       6,296      9,330
                                                ==========  ==========  ==========   ==========   =========  =========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                    DFA NY MUNICIPAL    DFA MN MUNICIPAL   DFA OREGON MUNICIPAL
                                                                     BOND PORTFOLIO      BOND PORTFOLIO       BOND PORTFOLIO
                                                                   ------------------  ------------------  --------------------
                                                                                                                  PERIOD
                                                                                                                 SEP 10,
                                                                     YEAR      YEAR      YEAR      YEAR          2019(A)
                                                                     ENDED     ENDED     ENDED     ENDED            TO
                                                                    OCT 31,   OCT 31,   OCT 31,   OCT 31,        OCT 31,
                                                                     2019      2018      2019      2018            2019
                                                                   --------  --------  --------  --------  --------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................................... $  1,503  $  1,123  $    799  $    709        $    14
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**.............................       --        (8)      (16)      (27)            --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.................    1,739    (1,345)    2,198    (1,420)            --
                                                                   --------  --------  --------  --------        -------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................    3,242      (230)    2,981      (738)            14
                                                                   --------  --------  --------  --------        -------
Distributions:
       Institutional Class Shares.................................   (1,493)   (1,109)     (795)     (698)           (11)
                                                                   --------  --------  --------  --------        -------
          Total Distributions.....................................   (1,493)   (1,109)     (795)     (698)           (11)
                                                                   --------  --------  --------  --------        -------
Capital Share Transactions (1):
   Shares Issued..................................................   40,618    38,034    19,440    59,841         23,898
   Shares Issued in Lieu of Cash Distributions....................    1,493     1,109       795       698             11
   Shares Redeemed................................................  (23,123)  (28,576)  (14,600)  (54,044)          (768)
                                                                   --------  --------  --------  --------        -------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................   18,988    10,567     5,635     6,495         23,141
                                                                   --------  --------  --------  --------        -------
          Total Increase (Decrease) in Net Assets.................   20,737     9,228     7,821     5,059         23,144
NET ASSETS
   Beginning of Year..............................................  100,432    91,204    66,318    61,259             --
                                                                   --------  --------  --------  --------        -------
   End of Year.................................................... $121,169  $100,432  $ 74,139  $ 66,318        $23,144
                                                                   ========  ========  ========  ========        =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..................................................    3,975     3,749     1,961     6,101          2,390
   Shares Issued in Lieu of Cash Distributions....................      146       109        80        71              1
   Shares Redeemed................................................   (2,261)   (2,816)   (1,480)   (5,511)           (77)
                                                                   --------  --------  --------  --------        -------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................    1,860     1,042       561       661          2,314
                                                                   ========  ========  ========  ========        =======

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                              ----------------------------------------------------------
                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED       ENDED       ENDED       ENDED       ENDED
                                                OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019        2018        2017        2016        2015
                                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year........... $    10.24  $    10.29  $    10.31  $    10.32  $    10.32
                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.23        0.18        0.11        0.07        0.04
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       0.06       (0.06)      (0.02)         --        0.01
                                              ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations......       0.29        0.12        0.09        0.07        0.05
                                              ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.22)      (0.17)      (0.11)      (0.07)      (0.04)
   Net Realized Gains........................         --          --          --       (0.01)      (0.01)
                                              ----------  ----------  ----------  ----------  ----------
       Total Distributions...................      (0.22)      (0.17)      (0.11)      (0.08)      (0.05)
                                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................. $    10.31  $    10.24  $    10.29  $    10.31  $    10.32
                                              ==========  ==========  ==========  ==========  ==========
Total Return.................................       2.90%       1.22%       0.86%       0.70%       0.44%
                                              ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands).......... $7,418,534  $7,970,071  $7,458,011  $6,985,789  $7,306,008
Ratio of Expenses to Average Net Assets......       0.18%       0.17%       0.17%       0.17%       0.17%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.18%       0.17%       0.17%       0.17%       0.17%
Ratio of Net Investment Income to Average
  Net Assets.................................       2.22%       1.76%       1.08%       0.69%       0.38%
Portfolio Turnover Rate......................         30%         68%         86%         64%         81%
                                              ----------  ----------  ----------  ----------  ----------

                                                      DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                              ----------------------------------------------------------
                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED       ENDED       ENDED       ENDED       ENDED
                                                OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019        2018        2017        2016        2015
                                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year........... $     9.95  $     9.99  $     9.99  $     9.96  $    10.02
                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.18        0.17        0.12        0.08        0.05
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       0.15       (0.08)      (0.03)         --          --
                                              ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations......       0.33        0.09        0.09        0.08        0.05
                                              ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.25)      (0.13)      (0.09)      (0.05)      (0.10)
   Net Realized Gains........................         --          --          --          --       (0.01)
                                              ----------  ----------  ----------  ----------  ----------
       Total Distributions...................      (0.25)      (0.13)      (0.09)      (0.05)      (0.11)
                                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................. $    10.03  $     9.95  $     9.99  $     9.99  $     9.96
                                              ==========  ==========  ==========  ==========  ==========
Total Return.................................       3.42%       0.87%       0.95%       0.81%       0.56%
                                              ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands).......... $5,518,420  $5,590,939  $5,201,650  $4,724,757  $5,360,173
Ratio of Expenses to Average Net Assets......       0.18%       0.17%       0.17%       0.17%       0.18%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.18%       0.17%       0.17%       0.17%       0.18%
Ratio of Net Investment Income to Average
  Net Assets.................................       1.83%       1.73%       1.21%       0.79%       0.54%
Portfolio Turnover Rate......................         59%         81%        121%         87%        125%
                                              ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
                                              ------------------------------------------------------
                                                 YEAR        YEAR        YEAR       YEAR      YEAR
                                                 ENDED       ENDED       ENDED      ENDED     ENDED
                                                OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                 2019        2018        2017       2016      2015
                                              ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year........... $     9.60  $     9.66  $     9.72  $   9.41  $  10.00
                                              ----------  ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.15        0.15        0.17      0.17      0.15
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       0.34       (0.04)      (0.08)     0.24     (0.59)
                                              ----------  ----------  ----------  --------  --------
       Total from Investment Operations......       0.49        0.11        0.09      0.41     (0.44)
                                              ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.30)      (0.17)      (0.15)    (0.10)    (0.15)
   Net Realized Gains........................         --          --          --        --        --
                                              ----------  ----------  ----------  --------  --------
       Total Distributions...................      (0.30)      (0.17)      (0.15)    (0.10)    (0.15)
                                              ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year................. $     9.79  $     9.60  $     9.66  $   9.72  $   9.41
                                              ==========  ==========  ==========  ========  ========
Total Return.................................       5.29%       1.12%       1.00%     4.44%    (4.42%)
                                              ----------  ----------  ----------  --------  --------
Net Assets, End of Year (thousands).......... $1,235,997  $1,210,704  $1,137,725  $988,751  $995,914
Ratio of Expenses to Average Net Assets......       0.18%       0.17%       0.17%     0.17%     0.17%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........       0.18%       0.17%       0.17%     0.17%     0.17%
Ratio of Net Investment Income to Average
  Net Assets.................................       1.60%       1.62%       1.77%     1.75%     1.55%
Portfolio Turnover Rate......................         62%         63%         52%       54%       56%
                                              ----------  ----------  ----------  --------  --------

                                                        DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
                                              ---------------------------------------------------------------
                                                 YEAR         YEAR         YEAR         YEAR         YEAR
                                                 ENDED        ENDED        ENDED        ENDED        ENDED
                                                OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                 2019         2018         2017         2016         2015
                                              -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of Year........... $     10.90  $     11.03  $     11.16  $     11.08  $     11.06
                                              -----------  -----------  -----------  -----------  -----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............        0.07         0.11         0.18         0.18         0.17
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............        0.44        (0.07)       (0.08)        0.10         0.07
                                              -----------  -----------  -----------  -----------  -----------
       Total from Investment Operations......        0.51         0.04         0.10         0.28         0.24
                                              -----------  -----------  -----------  -----------  -----------
Less Distributions:
-------------------
   Net Investment Income.....................       (0.45)       (0.16)       (0.19)       (0.17)       (0.20)
   Net Realized Gains........................          --        (0.01)       (0.04)       (0.03)       (0.02)
                                              -----------  -----------  -----------  -----------  -----------
       Total Distributions...................       (0.45)       (0.17)       (0.23)       (0.20)       (0.22)
                                              -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of Year................. $     10.96  $     10.90  $     11.03  $     11.16  $     11.08
                                              ===========  ===========  ===========  ===========  ===========
Total Return.................................        4.88%        0.38%        0.95%        2.63%        2.22%
                                              -----------  -----------  -----------  -----------  -----------
Net Assets, End of Year (thousands).......... $15,555,653  $15,130,986  $14,085,116  $12,597,375  $11,237,965
Ratio of Expenses to Average Net Assets......        0.28%        0.27%        0.27%        0.27%        0.27%
Ratio of Expenses to Average Net Assets
  (Excluding Fees Paid Indirectly)...........        0.29%        0.27%        0.27%        0.27%        0.27%
Ratio of Net Investment Income to Average
  Net Assets.................................        0.63%        1.03%        1.66%        1.60%        1.55%
Portfolio Turnover Rate......................          46%          67%          69%          41%          51%
                                              -----------  -----------  -----------  -----------  -----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
                                                                  ----------------------------------------------------
                                                                     YEAR        YEAR       YEAR      YEAR      YEAR
                                                                     ENDED       ENDED      ENDED     ENDED     ENDED
                                                                    OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                     2019        2018       2017      2016      2015
                                                                  ----------  ----------  --------  --------  --------
Net Asset Value, Beginning of Year............................... $    10.45  $    10.22  $  10.37  $  10.48  $  10.81
                                                                  ----------  ----------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.09        0.10      0.10      0.11      0.14
   Net Gains (Losses) on Securities (Realized and Unrealized)....       1.08        0.15      0.02      0.50      0.27
                                                                  ----------  ----------  --------  --------  --------
       Total from Investment Operations..........................       1.17        0.25      0.12      0.61      0.41
                                                                  ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.73)      (0.02)    (0.25)    (0.71)    (0.69)
   Net Realized Gains............................................      (0.04)         --     (0.02)    (0.01)    (0.05)
                                                                  ----------  ----------  --------  --------  --------
       Total Distributions.......................................      (0.77)      (0.02)    (0.27)    (0.72)    (0.74)
                                                                  ----------  ----------  --------  --------  --------
Net Asset Value, End of Year..................................... $    10.85  $    10.45  $  10.22  $  10.37  $  10.48
                                                                  ==========  ==========  ========  ========  ========
Total Return.....................................................      11.92%       2.42%     1.31%     6.26%     3.93%
                                                                  ----------  ----------  --------  --------  --------
Net Assets, End of Year (thousands).............................. $1,487,373  $1,126,037  $933,640  $772,664  $567,118
Ratio of Expenses to Average Net Assets..........................       0.20%       0.20%     0.20%     0.20%     0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid Indirectly))...............       0.22%       0.21%     0.21%     0.22%     0.22%
Ratio of Net Investment Income to Average Net Assets.............       0.85%       0.94%     1.04%     1.09%     1.37%
Portfolio Turnover Rate..........................................         49%         37%       51%       48%       27%
                                                                  ----------  ----------  --------  --------  --------

                                                                               DFA SHORT-TERM GOVERNMENT PORTFOLIO
                                                                  ------------------------------------------------------------
                                                                     YEAR        YEAR         YEAR         YEAR        YEAR
                                                                     ENDED       ENDED        ENDED        ENDED       ENDED
                                                                    OCT 31,     OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                                     2019        2018         2017         2016        2015
                                                                  ----------  ----------   ----------   ----------  ----------
Net Asset Value, Beginning of Year............................... $    10.38  $    10.59   $    10.75   $    10.75  $    10.69
                                                                  ----------  ----------   ----------   ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.20        0.16         0.12         0.11        0.10
   Net Gains (Losses) on Securities (Realized and Unrealized)....       0.19       (0.22)       (0.13)        0.04        0.07
                                                                  ----------  ----------   ----------   ----------  ----------
       Total from Investment Operations..........................       0.39       (0.06)       (0.01)        0.15        0.17
                                                                  ----------  ----------   ----------   ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.20)      (0.15)       (0.12)       (0.11)      (0.09)
   Net Realized Gains............................................         --          --        (0.03)       (0.04)      (0.02)
                                                                  ----------  ----------   ----------   ----------  ----------
       Total Distributions.......................................      (0.20)      (0.15)       (0.15)       (0.15)      (0.11)
                                                                  ----------  ----------   ----------   ----------  ----------
Net Asset Value, End of Year..................................... $    10.57  $    10.38   $    10.59   $    10.75  $    10.75
                                                                  ==========  ==========   ==========   ==========  ==========
Total Return.....................................................       3.75%      (0.60%)      (0.10%)       1.40%       1.65%
                                                                  ----------  ----------   ----------   ----------  ----------
Net Assets, End of Year (thousands).............................. $2,306,858  $2,304,374   $2,221,841   $2,094,510  $2,144,989
Ratio of Expenses to Average Net Assets..........................       0.20%       0.19%        0.19%        0.19%       0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid Indirectly))...............       0.20%       0.19%        0.19%        0.19%       0.19%
Ratio of Net Investment Income to Average Net Assets.............       1.92%       1.52%        1.17%        1.02%       0.90%
Portfolio Turnover Rate..........................................         58%         30%          34%          51%         82%
                                                                  ----------  ----------   ----------   ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                              ------------------------------------------------------------
                                                 YEAR        YEAR         YEAR         YEAR        YEAR
                                                 ENDED       ENDED        ENDED        ENDED       ENDED
                                                OCT 31,     OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                 2019        2018         2017         2016        2015
                                              ----------  ----------   ----------   ----------  ----------
Net Asset Value, Beginning of Year........... $    11.88  $    12.45   $    12.86   $    12.67  $    12.60
                                              ----------  ----------   ----------   ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.29        0.27         0.26         0.26        0.27
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       1.10       (0.57)       (0.39)        0.24        0.13
                                              ----------  ----------   ----------   ----------  ----------
       Total from Investment Operations......       1.39       (0.30)       (0.13)        0.50        0.40
                                              ----------  ----------   ----------   ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.28)      (0.26)       (0.25)       (0.25)      (0.27)
   Net Realized Gains........................         --       (0.01)       (0.03)       (0.06)      (0.06)
                                              ----------  ----------   ----------   ----------  ----------
       Total Distributions...................      (0.28)      (0.27)       (0.28)       (0.31)      (0.33)
                                              ----------  ----------   ----------   ----------  ----------
Net Asset Value, End of Year................. $    12.99  $    11.88   $    12.45   $    12.86  $    12.67
                                              ==========  ==========   ==========   ==========  ==========
Total Return.................................      11.81%      (2.44%)      (0.93%)       3.95%       3.25%
                                              ----------  ----------   ----------   ----------  ----------
Net Assets, End of Year (thousands).......... $5,611,187  $4,964,670   $4,629,841   $3,811,636  $3,378,949
Ratio of Expenses to Average Net Assets......       0.13%       0.12%        0.12%        0.12%       0.12%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)......................       0.13%       0.12%        0.12%        0.12%       0.12%
Ratio of Net Investment Income to Average
  Net Assets.................................       2.28%       2.22%        2.06%        2.01%       2.17%
Portfolio Turnover Rate......................         25%         16%          12%          17%         19%
                                              ----------  ----------   ----------   ----------  ----------

                                                       DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
                                              ----------------------------------------------------------
                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                 ENDED       ENDED       ENDED       ENDED       ENDED
                                                OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                 2019        2018        2017        2016        2015
                                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year........... $    10.68  $    10.85  $    10.90  $    10.82  $    10.86
                                              ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..............       0.19        0.19        0.20        0.19        0.17
   Net Gains (Losses) on Securities
     (Realized and Unrealized)...............       0.35       (0.16)      (0.07)       0.10       (0.01)
                                              ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations......       0.54        0.03        0.13        0.29        0.16
                                              ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.....................      (0.27)      (0.19)      (0.18)      (0.19)      (0.19)
   Net Realized Gains........................         --       (0.01)         --       (0.02)      (0.01)
                                              ----------  ----------  ----------  ----------  ----------
       Total Distributions...................      (0.27)      (0.20)      (0.18)      (0.21)      (0.20)
                                              ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................. $    10.95  $    10.68  $    10.85  $    10.90  $    10.82
                                              ==========  ==========  ==========  ==========  ==========
Total Return.................................       5.11%       0.22%       1.19%       2.70%       1.48%
                                              ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands).......... $6,534,046  $5,650,059  $5,559,764  $4,723,470  $3,896,233
Ratio of Expenses to Average Net Assets......       0.22%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)......................       0.23%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average
  Net Assets.................................       1.73%       1.76%       1.85%       1.77%       1.58%
Portfolio Turnover Rate......................         51%         27%         23%         25%         28%
                                              ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
                                                                  -----------------------------------------------------------

                                                                     YEAR        YEAR         YEAR        YEAR        YEAR
                                                                     ENDED       ENDED        ENDED       ENDED       ENDED
                                                                    OCT 31,     OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                                     2019        2018         2017        2016        2015
                                                                  ----------  ----------   ----------  ----------  ----------
Net Asset Value, Beginning of Period............................. $    10.11  $    10.85   $    10.97  $    10.67  $    10.80
                                                                  ----------  ----------   ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.35        0.33         0.33        0.32        0.33
   Net Gains (Losses) on Securities (Realized and Unrealized)....       1.17       (0.71)       (0.11)       0.37       (0.04)
                                                                  ----------  ----------   ----------  ----------  ----------
       Total from Investment Operations..........................       1.52       (0.38)        0.22        0.69        0.29
                                                                  ----------  ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.34)      (0.33)       (0.32)      (0.34)      (0.37)
   Net Realized Gains............................................         --       (0.03)       (0.02)      (0.05)      (0.05)
                                                                  ----------  ----------   ----------  ----------  ----------
       Total Distributions.......................................      (0.34)      (0.36)       (0.34)      (0.39)      (0.42)
                                                                  ----------  ----------   ----------  ----------  ----------
Net Asset Value, End of Period................................... $    11.29  $    10.11   $    10.85  $    10.97  $    10.67
                                                                  ==========  ==========   ==========  ==========  ==========
Total Return.....................................................      15.27%      (3.53%)       2.05%       6.61%       2.66%
                                                                  ----------  ----------   ----------  ----------  ----------
Net Assets, End of Period (thousands)............................ $1,712,376  $1,782,191   $1,804,891  $1,414,041  $1,068,817
Ratio of Expenses to Average Net Assets..........................       0.22%       0.22%        0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)..........................................       0.23%       0.22%        0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net Assets.............       3.25%       3.21%        3.03%       2.99%       3.05%
Portfolio Turnover Rate..........................................         19%         24%          18%         28%         30%
                                                                  ----------  ----------   ----------  ----------  ----------

                                                                                DFA TARGETED CREDIT PORTFOLIO
                                                                  --------------------------------------------------
                                                                                                               PERIOD
                                                                    YEAR      YEAR       YEAR      YEAR       MAY 20,
                                                                    ENDED     ENDED      ENDED     ENDED     2015(A) TO
                                                                   OCT 31,   OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                                    2019      2018       2017      2016         2015
                                                                  --------  --------   --------  --------  ----------
Net Asset Value, Beginning of Period............................. $   9.80  $  10.06   $  10.08  $   9.96   $  10.00
                                                                  --------  --------   --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................     0.21      0.22       0.22      0.21       0.08
   Net Gains (Losses) on Securities (Realized and Unrealized)....     0.42     (0.24)     (0.03)     0.12      (0.06)
                                                                  --------  --------   --------  --------   --------
       Total from Investment Operations..........................     0.63     (0.02)      0.19      0.33       0.02
                                                                  --------  --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income.........................................    (0.24)    (0.22)     (0.21)    (0.21)     (0.06)
   Net Realized Gains............................................       --     (0.02)        --        --         --
                                                                  --------  --------   --------  --------   --------
       Total Distributions.......................................    (0.24)    (0.24)     (0.21)    (0.21)     (0.06)
                                                                  --------  --------   --------  --------   --------
Net Asset Value, End of Period................................... $  10.19  $   9.80   $  10.06  $  10.08   $   9.96
                                                                  ========  ========   ========  ========   ========
Total Return.....................................................     6.51%    (0.18%)     1.94%     3.39%      0.18%(B)
                                                                  --------  --------   --------  --------   --------
Net Assets, End of Period (thousands)............................ $766,607  $651,780   $514,588  $356,579   $220,608
Ratio of Expenses to Average Net Assets..........................     0.20%     0.20%      0.20%     0.20%      0.20%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)..........................................     0.24%     0.23%      0.23%     0.24%      0.28%(C)(D)
Ratio of Net Investment Income to Average Net Assets.............     2.12%     2.25%      2.25%     2.06%      1.81%(C)(D)
Portfolio Turnover Rate..........................................       17%       19%        41%       21%         2%(B)
                                                                  --------  --------   --------  --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 DFA
                                             GLOBAL CORE
                                             PLUS FIXED
                                          INCOME PORTFOLIO                        DFA INVESTMENT GRADE PORTFOLIO
                                   ---------------------           -----------------------------------------------------------
                                                     PERIOD
                                      YEAR          JAN 11,           YEAR        YEAR         YEAR        YEAR        YEAR
                                      ENDED        2018(A) TO         ENDED       ENDED        ENDED       ENDED       ENDED
                                     OCT 31,        OCT 31,          OCT 31,     OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                      2019            2018            2019        2018         2017        2016        2015
                                   ----------  ----------          ----------  ----------   ----------  ----------  ----------
Net Asset Value, Beginning of
  Period.......................... $     9.89   $  10.00           $    10.38  $    10.90   $    11.04  $    10.80  $    10.76
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
Income from Investment
  Operations (A)
----------------------
   Net Investment Income
     (Loss).......................       0.20       0.15                 0.29        0.27         0.25        0.24        0.27
   Net Gains (Losses) on
     Securities (Realized and
     Unrealized)..................       0.96      (0.21)                1.00       (0.53)       (0.16)       0.25        0.02
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
       Total from Investment
         Operations...............       1.16      (0.06)                1.29       (0.26)        0.09        0.49        0.29
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........      (0.55)     (0.05)               (0.29)      (0.26)       (0.23)      (0.22)      (0.25)
   Net Realized Gains.............         --         --                   --          --           --       (0.03)         --
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
       Total Distributions........      (0.55)     (0.05)               (0.29)      (0.26)       (0.23)      (0.25)      (0.25)
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
Net Asset Value, End of Period.... $    10.50   $   9.89           $    11.38  $  10.38 $        10.90  $    11.04  $    10.80
                                   ==========   ========           ==========  ==========   ==========  ==========  ==========
Total Return......................      12.33%     (0.56%)(B)           12.60%      (2.38%)       0.86%       4.62%       2.77%
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
Net Assets, End of Period
  (thousands)..................... $1,521,379   $592,325           $9,843,294  $8,638,793   $8,185,290  $6,193,789  $4,153,194
Ratio of Expenses to Average
  Net Assets *....................       0.30%      0.30%(C)(D)(E)       0.22%       0.22%        0.22%       0.22%       0.22%
Ratio of Expenses to Average
  Net Assets (Excluding Fees
  (Waived), (Expenses
  Reimbursed), and/or
  Previously Waived Fees
  Recovered by Advisor) *.........       0.30%      0.31%(C)(D)(E)       0.23%       0.22%        0.22%       0.22%       0.38%
Ratio of Net Investment
  Income to Average Net Assets....       1.99%      1.82%(C)(D)          2.69%       2.55%        2.32%       2.20%       2.49%
Portfolio Turnover Rate...........         14%        68%(B)               21%         15%          18%          7%         52%
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------
* The Ratio of Expenses to
  Average Net Assets is
  inclusive of acquired fund
  fees and expenses incurred
  by the Portfolio indirectly
  as a result of Portfolio's
  investment in Underlying
  Funds as follows:...............        N/A       0.01%                 N/A         N/A          N/A         N/A        0.16%
                                   ----------   --------           ----------  ----------   ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        DFA DIVERSIFIED FIXED INCOME PORTFOLIO
                                                             --------------------------------------------------
                                                                                                            PERIOD
                                                                 YEAR          YEAR         YEAR           AUG 10,
                                                                 ENDED         ENDED        ENDED         2016(A) TO
                                                                OCT 31,       OCT 31,      OCT 31,         OCT 31,
                                                                 2019          2018         2017             2016
                                                             ----------     --------     --------     ----------
Net Asset Value, Beginning of Period........................ $     9.47     $   9.76     $   9.92      $  10.00
                                                             ----------     --------     --------      --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.22         0.19         0.15          0.02
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.53        (0.29)       (0.16)        (0.08)
                                                             ----------     --------     --------      --------
       Total from Investment Operations.....................       0.75        (0.10)       (0.01)        (0.06)
                                                             ----------     --------     --------      --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.22)       (0.19)       (0.15)        (0.02)
   Net Realized Gains.......................................         --         (-- )          --            --
                                                             ----------     --------     --------      --------
       Total Distributions..................................      (0.22)       (0.19)       (0.15)        (0.02)
                                                             ----------     --------     --------      --------
Net Asset Value, End of Period.............................. $    10.00     $   9.47     $   9.76      $   9.92
                                                             ==========     ========     ========      ========
Total Return................................................       7.97%       (1.05%)      (0.05%)       (0.64%)(B)
                                                             ----------     --------     --------      --------
Net Assets, End of Period (thousands)....................... $1,064,950     $796,296     $530,016      $112,561
Ratio of Expenses to Average Net Assets *...................       0.15%(E)     0.15%(E)     0.15%(E)      0.15%(C)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *..............................       0.27%(E)     0.26%(E)     0.29%(E)      0.45%(C)(D)(E)
Ratio of Net Investment Income to Average Net Assets........       2.21%        1.93%        1.56%         0.91%(C)(D)
Portfolio Turnover Rate.....................................          3%           3%           5%          N/A
                                                             ----------     --------     --------      --------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................       0.12%        0.11%        0.11%         0.11%
                                                             ----------     --------     --------      --------

                                                                            DFA LTIP PORTFOLIO
                                                             -----------------------------------------------

                                                               YEAR      YEAR       YEAR      YEAR     YEAR
                                                               ENDED     ENDED      ENDED     ENDED    ENDED
                                                              OCT 31,   OCT 31,    OCT 31,   OCT 31,  OCT 31,
                                                               2019      2018       2017      2016     2015
                                                             --------  --------   --------   -------  -------
Net Asset Value, Beginning of Period........................ $   8.47  $   9.31   $   9.81   $  8.67  $ 9.50
                                                             --------  --------   --------   -------  ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.24      0.33       0.25      0.26    0.05
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     1.66     (0.83)     (0.50)     1.03   (0.81)
                                                             --------  --------   --------   -------  ------
       Total from Investment Operations.....................     1.90     (0.50)     (0.25)     1.29   (0.76)
                                                             --------  --------   --------   -------  ------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.22)    (0.34)     (0.24)    (0.15)  (0.07)
   Net Realized Gains.......................................    (0.04)       --      (0.01)       --      --
                                                             --------  --------   --------   -------  ------
       Total Distributions..................................    (0.26)    (0.34)     (0.25)    (0.15)  (0.07)
                                                             --------  --------   --------   -------  ------
Net Asset Value, End of Period.............................. $  10.11  $   8.47   $   9.31   $  9.81  $ 8.67
                                                             ========  ========   ========   =======  ======
Total Return................................................    22.69%    (5.73%)    (2.52%)   14.90%  (8.04%)
                                                             --------  --------   --------   -------  ------
Net Assets, End of Period (thousands)....................... $215,040  $168,648   $124,591   $63,267  $  208
Ratio of Expenses to Average Net Assets *...................     0.15%     0.15%      0.15%     0.15%   0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *..............................     0.15%     0.14%      0.14%     0.21%  16.22%
Ratio of Net Investment Income to Average Net Assets........     2.52%     3.52%      2.75%     2.76%   0.49%
Portfolio Turnover Rate.....................................       38%       53%         2%        4%     88%
                                                             --------  --------   --------   -------  ------
* The Ratio of Expenses to Average Net Assets is inclusive
  of acquired fund fees and expenses incurred by the
  Portfolio indirectly as a result of Portfolio's
  investment in Underlying Funds as follows:................      N/A       N/A        N/A       N/A     N/A
                                                             --------  --------   --------   -------  ------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      DFA INFLATION-PROTECTED SECURITIES PORTFOLIO
                                                             ------------------------------------------------------------
                                                                YEAR        YEAR         YEAR         YEAR        YEAR
                                                                ENDED       ENDED        ENDED        ENDED       ENDED
                                                               OCT 31,     OCT 31,      OCT 31,      OCT 31,     OCT 31,
                                                                2019        2018         2017         2016        2015
                                                             ----------  ----------   ----------   ----------  ----------
Net Asset Value, Beginning of Year.......................... $    11.25  $    11.79   $    12.09   $    11.54  $    11.75
                                                             ----------  ----------   ----------   ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.25        0.35         0.25         0.16        0.06
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.78       (0.52)       (0.29)        0.53       (0.17)
                                                             ----------  ----------   ----------   ----------  ----------
       Total from Investment Operations.....................       1.03       (0.17)       (0.04)        0.69       (0.11)
                                                             ----------  ----------   ----------   ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.25)      (0.37)       (0.23)       (0.13)      (0.07)
   Net Realized Gains.......................................         --          --        (0.03)       (0.01)      (0.03)
                                                             ----------  ----------   ----------   ----------  ----------
       Total Distributions..................................      (0.25)      (0.37)       (0.26)       (0.14)      (0.10)
                                                             ----------  ----------   ----------   ----------  ----------
Net Asset Value, End of Year................................ $    12.03  $    11.25   $    11.79   $    12.09  $    11.54
                                                             ==========  ==========   ==========   ==========  ==========
Total Return................................................       9.16%      (1.53%)      (0.26%)       5.96%      (0.98%)
                                                             ----------  ----------   ----------   ----------  ----------
Net Assets, End of Year (thousands)......................... $4,887,736  $4,491,326   $4,359,301   $3,514,067  $2,982,898
Ratio of Expenses to Average Net Assets.....................       0.12%       0.12%        0.12%        0.12%       0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................................       0.12%       0.12%        0.12%        0.12%       0.12%
Ratio of Net Investment Income to Average Net Assets........       2.13%       3.01%        2.14%        1.35%       0.54%
Portfolio Turnover Rate.....................................         28%         24%          16%          19%         12%
                                                             ----------  ----------   ----------   ----------  ----------

                                                                     DFA SHORT-DURATION REAL RETURN PORTFOLIO
                                                             ------------------------------------------------------
                                                                YEAR        YEAR        YEAR       YEAR      YEAR
                                                                ENDED       ENDED       ENDED      ENDED     ENDED
                                                               OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                                2019        2018        2017       2016      2015
                                                             ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year.......................... $     9.92  $    10.02  $    10.02  $   9.79  $  10.00
                                                             ----------  ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.20        0.18        0.17      0.17      0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.20       (0.11)      (0.03)     0.18     (0.26)
                                                             ----------  ----------  ----------  --------  --------
       Total from Investment Operations.....................       0.40        0.07        0.14      0.35     (0.12)
                                                             ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.26)      (0.17)      (0.14)    (0.12)    (0.09)
   Net Realized Gains.......................................         --          --          --        --        --
                                                             ----------  ----------  ----------  --------  --------
       Total Distributions..................................      (0.26)      (0.17)      (0.14)    (0.12)    (0.09)
                                                             ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year................................ $    10.06  $     9.92  $    10.02  $  10.02  $   9.79
                                                             ==========  ==========  ==========  ========  ========
Total Return................................................       4.16%       0.70%       1.42%     3.67%    (1.14%)
                                                             ----------  ----------  ----------  --------  --------
Net Assets, End of Year (thousands)......................... $1,484,797  $1,441,718  $1,130,418  $914,956  $784,996
Ratio of Expenses to Average Net Assets.....................       0.24%       0.23%       0.24%     0.24%     0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)................................       0.24%       0.23%       0.23%     0.23%     0.23%
Ratio of Net Investment Income to Average Net Assets........       1.98%       1.78%       1.72%     1.68%     1.38%
Portfolio Turnover Rate.....................................         42%         39%         35%       62%       30%
                                                             ----------  ----------  ----------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)





                                                                        DFA MUNICIPAL REAL RETURN PORTFOLIO
                                                             --------------------------------------------------
                                                                                                          PERIOD
                                                               YEAR      YEAR       YEAR      YEAR        NOV 4,
                                                               ENDED     ENDED      ENDED     ENDED     2014(A) TO
                                                              OCT 31,   OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                               2019      2018       2017      2016         2015
                                                             --------  --------   --------  --------  ----------
Net Asset Value, Beginning of Period........................ $   9.71  $   9.94   $   9.93  $   9.72   $  10.00
                                                             --------  --------   --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.16      0.15       0.13      0.12       0.11
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     0.28     (0.23)      0.01      0.21      (0.31)
                                                             --------  --------   --------  --------   --------
       Total from Investment Operations.....................     0.44     (0.08)      0.14      0.33      (0.20)
                                                             --------  --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.16)    (0.15)     (0.13)    (0.12)     (0.08)
                                                             --------  --------   --------  --------   --------
       Total Distributions..................................    (0.16)    (0.15)     (0.13)    (0.12)     (0.08)
                                                             --------  --------   --------  --------   --------
Net Asset Value, End of Period.............................. $   9.99  $   9.71   $   9.94  $   9.93   $   9.72
                                                             ========  ========   ========  ========   ========
Total Return................................................     4.56%    (0.86%)     1.42%     3.40%     (1.98%)(B)
                                                             --------  --------   --------  --------   --------
Net Assets, End of Period (thousands)....................... $884,142  $865,710   $716,821  $473,985   $184,238
Ratio of Expenses to Average Net Assets.....................     0.23%     0.23%      0.23%     0.26%      0.27%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....     0.24%     0.24%      0.24%     0.24%      0.35%(C)(D)
Ratio of Net Investment Income to Average Net Assets........     1.62%     1.51%      1.34%     1.19%      1.12%(C)(D)
Portfolio Turnover Rate.....................................        6%        8%         4%      N/A        N/A(B)
                                                             --------  --------   --------  --------   --------

                                                                        DFA
                                                                     CALIFORNIA
                                                                     MUNICIPAL
                                                                    REAL RETURN
                                                                     PORTFOLIO
                                                             -------------------
                                                                           PERIOD
                                                               YEAR        NOV 1,
                                                               ENDED     2017(A) TO
                                                              OCT 31,     OCT 31,
                                                               2019         2018
                                                             --------  ----------
Net Asset Value, Beginning of Period........................ $   9.80   $  10.00
                                                             --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.15       0.13
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     0.21      (0.22)
                                                             --------   --------
       Total from Investment Operations.....................     0.36      (0.09)
                                                             --------   --------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.14)     (0.11)
                                                             --------   --------
       Total Distributions..................................    (0.14)     (0.11)
                                                             --------   --------
Net Asset Value, End of Period.............................. $  10.02   $   9.80
                                                             ========   ========
Total Return................................................     3.73%     (0.86%)(B)
                                                             --------   --------
Net Assets, End of Period (thousands)....................... $135,575   $122,368
Ratio of Expenses to Average Net Assets.....................     0.28%      0.30%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....     0.29%      0.32%(C)(D)
Ratio of Net Investment Income to Average Net Assets........     1.46%      1.31%(C)(D)
Portfolio Turnover Rate.....................................       12%         2%(B)
                                                             --------   --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           DFA MUNICIPAL BOND PORTFOLIO
                                                             -------------------------------------------------
                                                                                                         PERIOD
                                                               YEAR      YEAR      YEAR      YEAR       MAR 10,
                                                               ENDED     ENDED     ENDED     ENDED     2015(A) TO
                                                              OCT 31,   OCT 31,   OCT 31,   OCT 31,     OCT 31,
                                                               2019      2018      2017      2016         2015
                                                             --------  --------   -------  --------  ----------
Net Asset Value, Beginning of Period........................ $   9.96  $  10.18   $ 10.22  $  10.12   $  10.00
                                                             --------  --------   -------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.15      0.14      0.12      0.12       0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     0.37     (0.23)    (0.04)     0.10       0.09
                                                             --------  --------   -------  --------   --------
       Total from Investment Operations.....................     0.52     (0.09)     0.08      0.22       0.18
                                                             --------  --------   -------  --------   --------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.15)    (0.13)    (0.12)    (0.12)     (0.06)
                                                             --------  --------   -------  --------   --------
       Total Distributions..................................    (0.15)    (0.13)    (0.12)    (0.12)     (0.06)
                                                             --------  --------   -------  --------   --------
Net Asset Value, End of Period.............................. $  10.33  $   9.96   $ 10.18  $  10.22   $  10.12
                                                             ========  ========   =======  ========   ========
Total Return................................................     5.28%    (0.84%)    0.76%     2.22%      1.83%(B)
                                                             --------  --------   -------  --------   --------
Net Assets, End of Period (thousands)....................... $509,830  $453,447   $351,93  $220,721   $100,315
Ratio of Expenses to Average Net Assets.....................     0.22%     0.23%     0.23%     0.23%      0.23%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....     0.25%     0.24%     0.24%     0.25%      0.37%(C)(D)
Ratio of Net Investment Income to Average Net Assets........     1.51%     1.38%     1.17%     1.13%      1.31%(C)(D)
Portfolio Turnover Rate.....................................       13%       11%        8%        2%         2%(B)
                                                             --------  --------   -------  --------   --------

                                                                       DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                                             ----------------------------------------------------------

                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                2019        2018        2017        2016        2015
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period........................ $    10.10  $    10.18  $    10.21  $    10.24  $    10.23
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.12        0.11        0.10        0.09        0.09
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.08       (0.08)      (0.03)      (0.02)       0.01
                                                             ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....................       0.20        0.03        0.07        0.07        0.10
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.12)      (0.11)      (0.10)      (0.10)      (0.09)
                                                             ----------  ----------  ----------  ----------  ----------
       Total Distributions..................................      (0.12)      (0.11)      (0.10)      (0.10)      (0.09)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period.............................. $    10.18  $    10.10  $    10.18  $    10.21  $    10.24
                                                             ==========  ==========  ==========  ==========  ==========
Total Return................................................       2.03%       0.28%       0.67%       0.68%       1.00%
                                                             ----------  ----------  ----------  ----------  ----------
Net Assets, End of Period (thousands)....................... $2,618,249  $2,553,257  $2,531,941  $2,103,981  $2,199,837
Ratio of Expenses to Average Net Assets.....................       0.23%       0.22%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....       0.23%       0.22%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net Assets........       1.22%       1.08%       0.96%       0.92%       0.90%
Portfolio Turnover Rate.....................................         90%         31%         16%         11%         18%
                                                             ----------  ----------  ----------  ----------  ----------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                                             ---------------------------------------------------------
                                                                YEAR        YEAR         YEAR        YEAR       YEAR
                                                                ENDED       ENDED        ENDED       ENDED      ENDED
                                                               OCT 31,     OCT 31,      OCT 31,     OCT 31,    OCT 31,
                                                                2019        2018         2017        2016       2015
                                                             ----------  ----------   ----------  ----------  --------
Net Asset Value, Beginning of Year.......................... $     9.93  $    10.19   $    10.25  $    10.17  $  10.10
                                                             ----------  ----------   ----------  ----------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.16        0.15         0.14        0.14      0.15
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.45       (0.26)       (0.06)       0.09      0.06
                                                             ----------  ----------   ----------  ----------  --------
       Total from Investment Operations.....................       0.61       (0.11)        0.08        0.23      0.21
                                                             ----------  ----------   ----------  ----------  --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.16)      (0.15)       (0.14)      (0.15)    (0.14)
                                                             ----------  ----------   ----------  ----------  --------
       Total Distributions..................................      (0.16)      (0.15)       (0.14)      (0.15)    (0.14)
                                                             ----------  ----------   ----------  ----------  --------
Net Asset Value, End of Year................................ $    10.38  $     9.93   $    10.19  $    10.25  $  10.17
                                                             ==========  ==========   ==========  ==========  ========
Total Return................................................       6.17%      (1.08%)       0.75%       2.23%     2.13%
                                                             ----------  ----------   ----------  ----------  --------
Net Assets, End of Year (thousands)......................... $2,069,659  $1,782,680   $1,667,648  $1,264,647  $910,481
Ratio of Expenses to Average Net Assets.....................       0.23%       0.22%        0.23%       0.23%     0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....       0.23%       0.22%        0.23%       0.22%     0.23%
Ratio of Net Investment Income to Average Net Assets........       1.57%       1.51%        1.35%       1.34%     1.47%
Portfolio Turnover Rate.....................................         12%          6%           4%          3%        1%
                                                             ----------  ----------   ----------  ----------  --------

                                                               DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
                                                             ------------------------------------------------------
                                                                YEAR        YEAR        YEAR       YEAR      YEAR
                                                                ENDED       ENDED       ENDED      ENDED     ENDED
                                                               OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                                2019        2018        2017       2016      2015
                                                             ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year.......................... $    10.23  $    10.31  $    10.33  $  10.34  $  10.33
                                                             ----------  ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.12        0.11        0.09      0.09      0.08
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.07       (0.09)      (0.02)    (0.01)     0.01
                                                             ----------  ----------  ----------  --------  --------
       Total from Investment Operations.....................       0.19        0.02        0.07      0.08      0.09
                                                             ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.12)      (0.10)      (0.09)    (0.09)    (0.08)
                                                             ----------  ----------  ----------  --------  --------
       Total Distributions..................................      (0.12)      (0.10)      (0.09)    (0.09)    (0.08)
                                                             ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year................................ $    10.30  $    10.23  $    10.31  $  10.33  $  10.34
                                                             ==========  ==========  ==========  ========  ========
Total Return................................................       1.88%       0.22%       0.68%     0.79%     0.87%
                                                             ----------  ----------  ----------  --------  --------
Net Assets, End of Year (thousands)......................... $1,228,326  $1,185,733  $1,031,539  $880,209  $825,484
Ratio of Expenses to Average Net Assets.....................       0.23%       0.22%       0.22%     0.22%     0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....       0.24%       0.22%       0.22%     0.22%     0.22%
Ratio of Net Investment Income to Average Net Assets........       1.19%       1.02%       0.88%     0.84%     0.78%
Portfolio Turnover Rate.....................................         97%         39%         19%       20%       23%
                                                             ----------  ----------  ----------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
                                                             -----------------------------------------------------------

                                                               YEAR      YEAR       YEAR      YEAR      YEAR      YEAR
                                                               ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                                                              OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                               2019      2018       2017      2016      2015      2019
                                                             --------  --------   --------  --------  --------  --------
Net Asset Value, Beginning of Period........................ $  10.33  $  10.58   $  10.62  $  10.56  $  10.47  $  10.10
                                                             --------  --------   --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.16      0.15       0.14      0.15      0.17      0.14
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     0.38     (0.25)     (0.04)     0.07      0.08      0.15
                                                             --------  --------   --------  --------  --------  --------
       Total from Investment Operations.....................     0.54     (0.10)      0.10      0.22      0.25      0.29
                                                             --------  --------   --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.15)    (0.15)     (0.14)    (0.16)    (0.16)    (0.13)
                                                             --------  --------   --------  --------  --------  --------
       Total Distributions..................................    (0.15)    (0.15)     (0.14)    (0.16)    (0.16)    (0.13)
                                                             --------  --------   --------  --------  --------  --------
Net Asset Value, End of Period.............................. $  10.72  $  10.33   $  10.58  $  10.62  $  10.56  $  10.26
                                                             ========  ========   ========  ========  ========  ========
Total Return................................................     5.30%    (0.96%)     0.97%     2.10%     2.46%     2.92%
                                                             --------  --------   --------  --------  --------  --------
Net Assets, End of Period (thousands)....................... $519,431  $435,549   $347,302  $255,893  $196,624  $121,169
Ratio of Expenses to Average Net Assets.....................     0.22%     0.23%      0.23%     0.23%     0.23%     0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....     0.24%     0.23%      0.23%     0.23%     0.23%     0.29%
Ratio of Net Investment Income to Average Net Assets........     1.47%     1.45%      1.36%     1.42%     1.59%     1.32%
Portfolio Turnover Rate.....................................       19%        7%         7%        4%        2%       40%
                                                             --------  --------   --------  --------  --------  --------

                                                                   DFA NY MUNICIPAL BOND PORTFOLIO
                                                             -------------------------------------
                                                                                              PERIOD
                                                               YEAR      YEAR     YEAR       JUN 16,
                                                               ENDED     ENDED    ENDED     2015(A) TO
                                                              OCT 31,   OCT 31,  OCT 31,     OCT 31,
                                                               2018      2017     2016         2015
                                                             --------   -------  -------  ----------
Net Asset Value, Beginning of Period........................ $  10.24   $ 10.25  $ 10.14   $ 10.00
                                                             --------   -------  -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.12      0.11     0.11      0.05
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................    (0.14)    (0.01)    0.12      0.12
                                                             --------   -------  -------   -------
       Total from Investment Operations.....................    (0.02)     0.10     0.23      0.17
                                                             --------   -------  -------   -------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.12)    (0.11)   (0.12)    (0.03)
                                                             --------   -------  -------   -------
       Total Distributions..................................    (0.12)    (0.11)   (0.12)    (0.03)
                                                             --------   -------  -------   -------
Net Asset Value, End of Period.............................. $  10.10   $ 10.24  $ 10.25   $ 10.14
                                                             ========   =======  =======   =======
Total Return................................................    (0.20%)    0.94%    2.29%     1.75%(B)
                                                             --------   -------  -------   -------
Net Assets, End of Period (thousands)....................... $100,432   $91,204  $57,581   $28,985
Ratio of Expenses to Average Net Assets.....................     0.25%     0.25%    0.25%     0.25%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....     0.25%     0.25%    0.34%     0.51%(C)(D)
Ratio of Net Investment Income to Average Net Assets........     1.20%     1.06%    1.10%     1.25%(C)(D)
Portfolio Turnover Rate.....................................       27%       15%       1%      N/A
                                                             --------   -------  -------   -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                  DFA OREGON
                                                                                                  MUNICIPAL
                                                              DFA MN MUNICIPAL BOND PORTFOLIO   BOND PORTFOLIO
                                                             ---------------------------        --------------
                                                                                    PERIOD          PERIOD
                                                              YEAR      YEAR       JUL 25,         SEP 10,
                                                              ENDED     ENDED     2017(A) TO      2019(A) TO
                                                             OCT 31,   OCT 31,     OCT 31,         OCT 31,
                                                              2019      2018         2017            2019
                                                             -------  -------   ----------      --------------
Net Asset Value, Beginning of Period........................ $  9.73  $  9.95    $ 10.00           $ 10.00
                                                             -------  -------    -------           -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................    0.11     0.11       0.02              0.01
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................    0.32    (0.22)     (0.05)            (0.01)
                                                             -------  -------    -------           -------
       Total from Investment Operations.....................    0.43    (0.11)     (0.03)               --
                                                             -------  -------    -------           -------
Less Distributions:
-------------------
   Net Investment Income....................................   (0.11)   (0.11)     (0.02)             (-- )
                                                             -------  -------    -------           -------
       Total Distributions..................................   (0.11)   (0.11)     (0.02)               --
                                                             -------  -------    -------           -------
Net Asset Value, End of Period.............................. $ 10.05  $  9.73    $  9.95           $ 10.00
                                                             =======  =======    =======           =======
Total Return................................................    4.47%   (1.16%)    (0.28%)(B)         0.05%(B)
                                                             -------  -------    -------           -------
Net Assets, End of Period (thousands)....................... $74,139  $66,318    $61,259           $23,144
Ratio of Expenses to Average Net Assets.....................    0.30%    0.32%      0.24%(C)(D)       0.32%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).....    0.38%    0.38%      0.37%(C)(D)       0.65%(C)(D)
Ratio of Net Investment Income to Average Net Assets........    1.14%    1.09%      0.96%(C)(D)       0.47%(C)(D)
Portfolio Turnover Rate.....................................      14%      14%       N/A(B)              0%(B)
                                                             -------  -------    -------           -------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, of which twenty-six (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The DFA Diversified Fixed Income Portfolio achieves its investment objective by investing directly in securities as listed on its Schedule of Investments and/or in other series of the Fund as indicated below (collectively, the "Underlying Funds"). The Underlying Funds' shareholder reports are included in this report. As of October 31, 2019, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                            PERCENTAGE
                                                                                             OWNERSHIP
FUND OF FUNDS                                            UNDERLYING FUNDS                   AT 10/31/19
-------------                           --------------------------------------------------- -----------
DFA Diversified Fixed Income Portfolio  DFA Two-Year Global Fixed Income Portfolio               6%
                                        DFA Intermediate Government Fixed Income Portfolio       9%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These valuations are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

   The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

         DFA One-Year Fixed Income Portfolio.................... 0.15%
         DFA Two-Year Global Fixed Income Portfolio............. 0.15%
         DFA Selectively Hedged Global Fixed Income Portfolio... 0.15%

         DFA Five-Year Global Fixed Income Portfolio............ 0.25%
         DFA World ex U.S. Government Fixed Income Portfolio.... 0.18%
         DFA Short-Term Government Portfolio.................... 0.17%
         DFA Intermediate Government Fixed Income Portfolio..... 0.10%
         DFA Short-Term Extended Quality Portfolio.............. 0.20%
         DFA Intermediate-Term Extended Quality Portfolio....... 0.20%
         DFA Targeted Credit Portfolio.......................... 0.19%
         DFA Global Core Plus Fixed Income Portfolio............ 0.25%
         DFA Investment Grade Portfolio......................... 0.20%
         DFA Diversified Fixed Income Portfolio................. 0.12%
         DFA LTIP Portfolio..................................... 0.10%
         DFA Inflation-Protected Securities Portfolio........... 0.10%
         DFA Short-Duration Real Return Portfolio............... 0.20%
         DFA Municipal Real Return Portfolio.................... 0.20%
         DFA California Municipal Real Return Portfolio......... 0.20%
         DFA Municipal Bond Portfolio........................... 0.20%
         DFA Short-Term Municipal Bond Portfolio................ 0.20%
         DFA Intermediate-Term Municipal Bond Portfolio......... 0.20%
         DFA California Short-Term Municipal Bond Portfolio..... 0.20%
         DFA California Intermediate-Term Municipal Bond
           Portfolio............................................ 0.20%
         DFA NY Municipal Bond Portfolio........................ 0.20%
         DFA MN Municipal Bond Portfolio........................ 0.25%
         DFA Oregon Municipal Bond Portfolio.................... 0.25%

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2020 (February 28, 2021 for the DFA Oregon Municipal Bond Portfolio), may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                                      NET
                                                                                     WAIVED
                                                                                     FEES/
                                                                                    EXPENSES  PREVIOUSLY
                                                                         RECOVERY   ASSUMED     WAIVED
                                                                            OF     (RECOVERED   FEES/
                                                                        PREVIOUSLY PREVIOUSLY  EXPENSES
                                                                          WAIVED     WAIVED    ASSUMED
                                                              EXPENSE     FEES/      FEES/    SUBJECT TO
                                                             LIMITATION  EXPENSES   EXPENSES    FUTURE
INSTITUTIONAL CLASS SHARES                                     AMOUNT    ASSUMED    ASSUMED)   RECOVERY
--------------------------                                   ---------- ---------- ---------- ----------
DFA Selectively Hedged Global Fixed Income Portfolio (1)....    0.25%       --         --         --

                                                                                          NET
                                                                                         WAIVED
                                                                                         FEES/
                                                                                        EXPENSES  PREVIOUSLY
                                                                             RECOVERY   ASSUMED     WAIVED
                                                                                OF     (RECOVERED   FEES/
                                                                            PREVIOUSLY PREVIOUSLY  EXPENSES
                                                                              WAIVED     WAIVED    ASSUMED
                                                                  EXPENSE     FEES/      FEES/    SUBJECT TO
                                                                 LIMITATION  EXPENSES   EXPENSES    FUTURE
INSTITUTIONAL CLASS SHARES                                         AMOUNT    ASSUMED    ASSUMED)   RECOVERY
--------------------------                                       ---------- ---------- ---------- ----------
DFA World ex U.S. Government Fixed Income Portfolio (1).........    0.20%      $10       $  286     $  440
DFA Short-Term Government Portfolio (2).........................    0.20%       --           19         19
DFA Short-Term Extended Quality Portfolio (1)...................    0.22%       10          774      1,275
DFA Intermediate-Term Extended Quality Portfolio (1)............    0.22%        2          172        267
DFA Targeted Credit Portfolio (1)...............................    0.20%       --          267        530
DFA Global Core Plus Fixed Income Portfolio (3).................    0.30%       63           11         65
DFA Investment Grade Portfolio (4)..............................    0.22%       45          841      1,370
DFA Diversified Fixed Income Portfolio (3)......................    0.15%       --        1,147      2,377
DFA LTIP Portfolio (1)..........................................    0.15%       10            1         18
DFA Inflation-Protected Securities Portfolio (1)................    0.20%       --           --         --
DFA Short-Duration Real Return Portfolio (5)....................    0.24%        5           37         37
DFA Municipal Real Return Portfolio (1).........................    0.27%       --           --         --
DFA California Municipal Real Return Portfolio (3)..............    0.30%       22          (11)        11
DFA Municipal Bond Portfolio (1)................................    0.23%        3           99        145
DFA Short-Term Municipal Bond Portfolio (2).....................    0.30%       --           --         --
DFA Intermediate-Term Municipal Bond Portfolio (1)..............    0.23%        1          101        101
DFA California Short-Term Municipal Bond Portfolio (1)..........    0.30%       --           --         --
DFA California Intermediate-Term Municipal Bond Portfolio (1)...    0.23%       --           67         67
DFA NY Municipal Bond Portfolio (1).............................    0.25%        1           45         55
DFA MN Municipal Bond Portfolio (1).............................    0.32%        1           39         97
DFA Oregon Municipal Bond Portfolio (1).........................    0.32%       --           10         10

(1)The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.
(2)The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of each of the Portfolios listed above so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of each such Portfolio (the "Expense Limitation Amount").At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(3)The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(4)The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount of a class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(5)The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the "Underlying Funds"). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Advisor, however, shall not be reimbursed for any management fees previously waived to offset the Portfolio's proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                               FEES PAID
                                                               INDIRECTLY
                                                               ----------
       DFA Two-Year Global Fixed Income Portfolio.............    $171
       DFA Selectively Hedged Global Fixed Income Portfolio...      27
       DFA Five-Year Global Fixed Income Portfolio............     755
       DFA World ex U.S. Government Fixed Income Portfolio....      47
       DFA Municipal Real Return Portfolio....................      84
       DFA California Municipal Real Return Portfolio.........      32
       DFA Municipal Bond Portfolio...........................      38
       DFA Short-Term Municipal Bond Portfolio................     125
       DFA Intermediate-Term Municipal Bond Portfolio.........      96
       DFA California Short-Term Municipal Bond Portfolio.....      69
       DFA California Intermediate-Term Municipal Bond
         Portfolio............................................      38
       DFA NY Municipal Bond Portfolio........................      23
       DFA MN Municipal Bond Portfolio........................      14

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

          DFA One-Year Fixed Income Portfolio.................... $400
          DFA Two-Year Global Fixed Income Portfolio.............  319
          DFA Selectively Hedged Global Fixed Income Portfolio...   33
          DFA Five-Year Global Fixed Income Portfolio............  354
          DFA World ex U.S. Government Fixed Income Portfolio....   13
          DFA Short-Term Government Portfolio....................   81
          DFA Intermediate Government Fixed Income Portfolio.....  138
          DFA Short-Term Extended Quality Portfolio..............  103
          DFA Intermediate-Term Extended Quality Portfolio.......   34
          DFA Targeted Credit Portfolio..........................    5
          DFA Global Core Plus Fixed Income Portfolio............    1
          DFA Investment Grade Portfolio.........................  101
          DFA Diversified Fixed Income Portfolio.................    4
          DFA LTIP Portfolio.....................................    1
          DFA Inflation-Protected Securities Portfolio...........  100
          DFA Short-Duration Real Return Portfolio...............   14
          DFA Municipal Real Return Portfolio....................    7
          DFA California Municipal Real Return Portfolio.........   --
          DFA Municipal Bond Portfolio...........................    4
          DFA Short-Term Municipal Bond Portfolio................   85
          DFA Intermediate-Term Municipal Bond Portfolio.........   21
          DFA California Short-Term Municipal Bond Portfolio.....   24
          DFA California Intermediate-Term Municipal Bond
            Portfolio............................................    5
          DFA NY Municipal Bond Portfolio........................    1
          DFA MN Municipal Bond Portfolio........................   --
          DFA Oregon Municipal Bond Portfolio....................   --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

                                              U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                              -------------------------- ---------------------------
                                              PURCHASES       SALES      PURCHASES       SALES
                                               ----------    ----------   ----------    ----------
DFA One-Year Fixed Income Portfolio.......... $  720,360    $1,842,777   $1,003,403    $4,198,441
DFA Two-Year Global Fixed Income Portfolio...  1,011,477       596,409    2,045,095     3,312,791

                                                        U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                        -------------------------- ---------------------------
                                                        PURCHASES       SALES      PURCHASES       SALES
                                                         ----------    ----------   ----------    ----------
DFA Selectively Hedged Global Fixed Income Portfolio... $  241,380    $  126,671   $  465,593    $  691,324
DFA Five-Year Global Fixed Income Portfolio............  1,733,475            --    4,807,726     8,318,063
DFA World ex U.S. Government Fixed Income Portfolio....      3,048         5,867      916,783       616,184
DFA Short-Term Government Portfolio....................    807,231     2,427,017           --            --
DFA Intermediate Government Fixed Income Portfolio.....  1,497,428     1,277,928           --            --
DFA Short-Term Extended Quality Portfolio..............    989,938           963    1,850,168     2,825,383
DFA Intermediate-Term Extended Quality Portfolio.......     53,618        54,464      280,191       537,533
DFA Targeted Credit Portfolio..........................     10,641            --      182,945       116,397
DFA Global Core Plus Fixed Income Portfolio............      8,984        15,354      974,317       108,967
DFA Investment Grade Portfolio.........................  1,264,753     1,241,283      863,847       591,860
DFA Diversified Fixed Income Portfolio.................     71,746        17,314       87,940         4,000
DFA LTIP Portfolio.....................................     82,166        74,428           --            --
DFA Inflation-Protected Securities Portfolio...........  1,309,659     1,277,458           --            --
DFA Short-Duration Real Return Portfolio...............    253,351       127,795      357,183       470,658
DFA Municipal Real Return Portfolio....................         --            --       47,210        77,760
DFA California Municipal Real Return Portfolio.........         --            --       21,595        15,009
DFA Municipal Bond Portfolio...........................         --            --      112,499        61,525
DFA Short-Term Municipal Bond Portfolio................         --            --    1,827,554     2,240,859
DFA Intermediate-Term Municipal Bond Portfolio.........         --            --      472,980       228,133
DFA California Short-Term Municipal Bond Portfolio.....         --            --    1,049,949     1,037,943
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................         --            --      173,170        89,635
DFA NY Municipal Bond Portfolio........................         --            --       44,683        39,365
DFA MN Municipal Bond Portfolio........................         --            --       10,025         9,204
DFA Oregon Municipal Bond Portfolio....................         --            --       20,175            --

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

      The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                           NET
                                                         REALIZED   CHANGE IN                SHARES AS
                     BALANCE AT                           GAIN/    UNREALIZED   BALANCE AT      OF
                     OCTOBER 31, PURCHASES AT  PROCEEDS   (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                        2018         COST     FROM SALES ON SALES DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                     ----------- ------------ ---------- -------- ------------- ----------- ----------- -------- -------------
DFA ONE-YEAR
  FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund...  $177,374    $2,747,185  $2,792,242   $23         $(9)      $132,331     11,436     $4,136       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $177,374    $2,747,185  $2,792,242   $23         $(9)      $132,331     11,436     $4,136       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==
DFA TWO-YEAR
  GLOBAL FIXED
  INCOME PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 80,883    $  479,847  $  552,469   $ 3         $(2)      $  8,262        714     $  665       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $ 80,883    $  479,847  $  552,469   $ 3         $(2)      $  8,262        714     $  665       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==
DFA SELECTIVELY
  HEDGED GLOBAL
  FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 10,691    $  247,537  $  251,242    --         $ 1       $  6,987        604     $  219       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $ 10,691    $  247,537  $  251,242    --         $ 1       $  6,987        604     $  219       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==
DFA FIVE-YEAR
  GLOBAL FIXED
  INCOME PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 56,718    $  302,163  $  348,515    --          --       $ 10,366        896     $  450       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $ 56,718    $  302,163  $  348,515    --          --       $ 10,366        896     $  450       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==
DFA SHORT-TERM
  EXTENDED QUALITY
  PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 72,662    $  996,102  $1,015,262   $(1)        $ 3       $ 53,504      4,624     $1,837       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $ 72,662    $  996,102  $1,015,262   $(1)        $ 3       $ 53,504      4,624     $1,837       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==
DFA INTERMEDIATE-
  TERM EXTENDED
  QUALITY PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 92,092    $  374,935  $  356,625   $(4)        $ 9       $110,406      9,542     $2,326       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $ 92,092    $  374,935  $  356,625   $(4)        $ 9       $110,406      9,542     $2,326       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==
DFA TARGETED
  CREDIT PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 17,485    $  116,737  $  113,309    --         $ 3       $ 20,916      1,808     $  415       --
                      --------    ----------  ----------   ---         ---       --------     ------     ------       --
TOTAL...............  $ 17,485    $  116,737  $  113,309    --         $ 3       $ 20,916      1,808     $  415       --
                      ========    ==========  ==========   ===         ===       ========     ======     ======       ==

                                                           NET
                                                         REALIZED   CHANGE IN                SHARES AS
                     BALANCE AT                           GAIN/    UNREALIZED   BALANCE AT      OF
                     OCTOBER 31, PURCHASES AT  PROCEEDS   (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                        2018         COST     FROM SALES ON SALES DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                     ----------- ------------ ---------- -------- ------------- ----------- ----------- -------- -------------
DFA GLOBAL CORE
  PLUS FIXED INCOME
  PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 12,149    $  200,745  $  137,083  $  (3)     $     7     $ 75,815      6,552         --       --
                      --------    ----------  ----------  -----      -------     --------     ------    -------       --
TOTAL...............  $ 12,149    $  200,745  $  137,083  $  (3)     $     7     $ 75,815      6,552         --       --
                      ========    ==========  ==========  =====      =======     ========     ======    =======       ==
DFA INVESTMENT
  GRADE PORTFOLIO
The DFA Short Term
  Investment Fund...  $328,173    $3,400,611  $3,035,240  $  13      $    57     $693,614     59,944    $12,630       --
                      --------    ----------  ----------  -----      -------     --------     ------    -------       --
TOTAL...............  $328,173    $3,400,611  $3,035,240  $  13      $    57     $693,614     59,944    $12,630       --
                      ========    ==========  ==========  =====      =======     ========     ======    =======       ==
DFA DIVERSIFIED
  FIXED INCOME
  PORTFOLIO
DFA Intermediate
  Government Fixed
  Income............  $404,763    $   87,940  $    4,001  $(338)     $40,738     $529,102     40,731    $10,290       --
DFA Two-Year Global
  Fixed Income......   243,515        69,460          --     --        2,536      315,511     31,457      6,510       --
DFA Short Term
  Investment Fund...        --        27,963      27,963     --           --           --         --         --       --
                      --------    ----------  ----------  -----      -------     --------     ------    -------       --
TOTAL...............  $648,278    $  185,363  $   31,964  $(338)     $43,274     $844,613     72,188    $16,800       --
                      ========    ==========  ==========  =====      =======     ========     ======    =======       ==
DFA SHORT-DURATION
  REAL RETURN
  PORTFOLIO
The DFA Short Term
  Investment Fund...  $ 49,993    $  244,086  $  257,114  $   2      $     3     $ 36,970      3,195    $   661       --
                      --------    ----------  ----------  -----      -------     --------     ------    -------       --
TOTAL...............  $ 49,993    $  244,086  $  257,114  $   2      $     3     $ 36,970      3,195    $   661       --
                      ========    ==========  ==========  =====      =======     ========     ======    =======       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                      NET INVESTMENT
                                                        INCOME AND   LONG-TERM
                                                        SHORT-TERM    CAPITAL  TAX EXEMPT
                                                      CAPITAL GAINS    GAINS     INCOME    TOTAL
                                                      -------------- --------- ---------- --------
DFA One-Year Fixed Income Portfolio
2018.................................................    $134,236         --       --     $134,236
2019.................................................     170,989         --       --      170,989
DFA Two-Year Global Fixed Income Portfolio
2018.................................................      67,032         --       --       67,032
2019.................................................     141,446         --       --      141,446
DFA Selectively Hedged Global Fixed Income Portfolio
2018.................................................      19,847         --       --       19,847
2019.................................................      37,788         --       --       37,788
DFA Five-Year Global Fixed Income Portfolio
2018.................................................     217,046     $9,217       --      226,263
2019.................................................     619,058         --       --      619,058
DFA World ex U.S. Government Fixed Income Portfolio
2018.................................................       1,574         --       --        1,574
2019.................................................      79,500      4,329       --       83,829
DFA Short-Term Government Portfolio
2018.................................................      32,064         --       --       32,064
2019.................................................      44,098         --       --       44,098
DFA Intermediate Government Fixed Income Portfolio
2018.................................................     102,138      4,998       --      107,136
2019.................................................     116,094         --       --      116,094
DFA Short-Term Extended Quality Portfolio
2018.................................................     100,156      4,054       --      104,210
2019.................................................     142,314         --       --      142,314
DFA Intermediate-Term Extended Quality Portfolio
2018.................................................      58,070      5,639       --       63,709
2019.................................................      55,145         --       --       55,145
DFA Targeted Credit Portfolio
2018.................................................      13,620        906       --       14,526
2019.................................................      16,395         --       --       16,395
DFA Global Core Plus Fixed Income Portfolio
2018.................................................       2,471         --       --        2,471
2019.................................................      35,318         --       --       35,318
DFA Investment Grade Portfolio
2018.................................................     212,294         --       --      212,294
2019.................................................     241,381         --       --      241,381
DFA Diversified Fixed Income Portfolio
2018.................................................      13,444         98       --       13,542
2019.................................................      20,185         19       --       20,204
DFA LTIP Portfolio
2018.................................................       5,731         --       --        5,731
2019.................................................       4,624        829       --        5,453

                                                           NET INVESTMENT
                                                             INCOME AND   LONG-TERM
                                                             SHORT-TERM    CAPITAL  TAX EXEMPT
                                                           CAPITAL GAINS    GAINS     INCOME    TOTAL
                                                           -------------- --------- ---------- --------
DFA Inflation-Protected Securities Portfolio
2018......................................................    $141,539       --           --   $141,539
2019......................................................      96,788       --           --     96,788
DFA Short-Duration Real Return Portfolio
2018......................................................      19,458       --           --     19,458
2019......................................................      38,949       --           --     38,949
DFA Municipal Real Return Portfolio
2018......................................................          --       --      $12,044     12,044
2019......................................................          --       --       14,027     14,027
DFA California Municipal Real Return Portfolio
2018......................................................          --       --        1,086      1,086
2019......................................................          --       --        1,907      1,907
DFA Municipal Bond Portfolio
2018......................................................          --       --        5,602      5,602
2019......................................................          --       --        7,271      7,271
DFA Short-Term Municipal Bond Portfolio
2018......................................................          --       --       27,517     27,517
2019......................................................          --       --       32,120     32,120
DFA Intermediate-Term Municipal Bond Portfolio
2018......................................................          --       --       26,332     26,332
2019......................................................          --       --       30,101     30,101
DFA California Short-Term Municipal Bond Portfolio
2018......................................................          --       --       11,064     11,064
2019......................................................          --       --       14,735     14,735
DFA California Intermediate-Term Municipal Bond Portfolio
2018......................................................          --       --        5,751      5,751
2019......................................................          --       --        7,150      7,150
DFA NY Municipal Bond Portfolio
2018......................................................          --       --        1,109      1,109
2019......................................................          --       --        1,493      1,493
DFA MN Municipal Bond Portfolio
2018......................................................          --       --          698        698
2019......................................................          --       --          796        796
DFA Oregon Municipal Bond Portfolio
2019......................................................          --       --           11         11

   The DFA Oregon Municipal Bond Portfolio commenced operations on September 10, 2019, and did not pay any distributions for the year ended October 31, 2018.

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                        NET INVESTMENT
                                                          INCOME AND   LONG-TERM
                                                          SHORT-TERM    CAPITAL
                                                        CAPITAL GAINS    GAINS     TOTAL
                                                        -------------- --------- --------
DFA One-Year Fixed Income Portfolio....................    $ (2,827)      --     $ (2,827)
DFA Two-Year Global Fixed Income Portfolio.............        (487)      --         (487)
DFA Selectively Hedged Global Fixed Income Portfolio...      (1,646)      --       (1,646)
DFA Five-Year Global Fixed Income Portfolio............     (32,284)      --      (32,284)
DFA World ex U.S. Government Fixed Income Portfolio....      (1,758)      --       (1,758)
DFA Short-Term Government Portfolio....................      (1,432)      --       (1,432)
DFA Intermediate Government Fixed Income Portfolio.....      (2,284)      --       (2,284)
DFA Short-Term Extended Quality Portfolio..............      (7,929)      --       (7,929)
DFA Intermediate-Term Extended Quality Portfolio.......        (793)      --         (793)
DFA Targeted Credit Portfolio..........................      (1,772)      --       (1,772)
DFA Global Core Plus Fixed Income Portfolio............      (1,900)      --       (1,900)
DFA Investment Grade Portfolio.........................      (8,244)      --       (8,244)
DFA Diversified Fixed Income Portfolio.................        (179)      --         (179)
DFA LTIP Portfolio.....................................        (261)      --         (261)
DFA Inflation-Protected Securities Portfolio...........      (4,638)      --       (4,638)
DFA Short-Duration Real Return Portfolio...............      (3,311)      --       (3,311)
DFA Municipal Real Return Portfolio....................          --       --           --
DFA California Municipal Real Return Portfolio.........          --       --           --
DFA Municipal Bond Portfolio...........................          --       --           --
DFA Short-Term Municipal Bond Portfolio................          --       --           --
DFA Intermediate-Term Municipal Bond Portfolio.........          --       --           --
DFA California Short-Term Municipal Bond Portfolio.....          --       --           --
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................          --       --           --
DFA NY Municipal Bond Portfolio........................          --       --           --
DFA MN Municipal Bond Portfolio........................          --       --           --
DFA Oregon Municipal Bond Portfolio....................          --       --           --

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                              UNDISTRIBUTED
                                                   NET                                                   TOTAL NET
                                               INVESTMENT                                              DISTRIBUTABLE
                                               INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                               SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                              CAPITAL GAINS CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                              ------------- ------------- ------------- -------------- -------------
DFA One-Year Fixed Income Portfolio..........   $  1,289            --      $ (12,589)    $   4,989      $ (6,311)
DFA Two-Year Global Fixed Income Portfolio...     74,653            --        (22,082)      (13,691)       38,880
DFA Selectively Hedged Global Fixed Income
  Portfolio..................................     27,861            --        (76,545)         (799)      (49,483)
DFA Five-Year Global Fixed Income Portfolio..    323,204            --       (145,964)     (241,736)      (64,496)
DFA World ex U.S. Government Fixed Income
  Portfolio..................................     46,332       $12,934             --        47,969       107,235

                                                        UNDISTRIBUTED
                                                             NET                                                   TOTAL NET
                                                         INVESTMENT                                              DISTRIBUTABLE
                                                         INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                         SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                        CAPITAL GAINS CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                        ------------- ------------- ------------- -------------- -------------
DFA Short-Term Government Portfolio....................    $ 3,957           --       $(24,930)      $   (597)     $(21,570)
DFA Intermediate Government Fixed Income Portfolio.....     12,858           --        (22,991)       243,465       233,332
DFA Short-Term Extended Quality Portfolio..............     89,114           --        (11,962)       (19,223)       57,929
DFA Intermediate-Term Extended Quality Portfolio.......        482           --        (13,399)        90,323        77,406
DFA Targeted Credit Portfolio..........................     11,388       $   72             --          2,304        13,764
DFA Global Core Plus Fixed Income Portfolio............     21,979           --         (2,784)        42,747        61,942
DFA Investment Grade Portfolio.........................     40,240           --        (59,642)       467,657       448,255
DFA Diversified Fixed Income Portfolio.................        288           --           (478)        27,309        27,119
DFA LTIP Portfolio.....................................        153           --         (1,188)        20,877        19,842
DFA Inflation-Protected Securities Portfolio...........      1,664        3,623             --        146,073       151,360
DFA Short-Duration Real Return Portfolio...............     32,139           --        (21,875)        (5,459)        4,805
DFA Municipal Real Return Portfolio....................         --           --         (2,524)        15,287        12,763
DFA California Municipal Real Return Portfolio.........         --           --            (67)           605           538
DFA Municipal Bond Portfolio...........................         --           --            (48)         9,829         9,781
DFA Short-Term Municipal Bond Portfolio................         --           --           (151)         5,510         5,359
DFA Intermediate-Term Municipal Bond Portfolio.........         --           --           (327)        55,265        54,938
DFA California Short-Term Municipal Bond Portfolio.....         --           --           (636)         5,325         4,689
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................         --           --           (134)        13,579        13,445
DFA NY Municipal Bond Portfolio........................         --           --            (10)         1,100         1,090
DFA MN Municipal Bond Portfolio........................         --           --            (43)           479           436
DFA Oregon Municipal Bond Portfolio....................         --           --             --              0            --

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. Additionally, such losses must be used prior to the losses incurred in the years preceding enactment. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                      UNLIMITED  TOTAL
                                                      --------- --------
        DFA One-Year Fixed Income Portfolio.......... $ 12,589  $ 12,589
        DFA Two-Year Global Fixed Income Portfolio...   22,082    22,082
        DFA Selectively Hedged Global Fixed Income
          Portfolio..................................   76,545    76,545
        DFA Five-Year Global Fixed Income Portfolio..  145,964   145,964

                                                              UNLIMITED  TOTAL
                                                              --------- -------
 DFA World ex U.S. Government Fixed Income Portfolio.........       --       --
 DFA Short-Term Government Portfolio.........................  $24,930  $24,930
 DFA Intermediate Government Fixed Income Portfolio..........   22,991   22,991
 DFA Short-Term Extended Quality Portfolio...................   11,962   11,962
 DFA Intermediate-Term Extended Quality Portfolio............   13,399   13,399
 DFA Targeted Credit Portfolio...............................       --       --
 DFA Global Core Plus Fixed Income Portfolio.................    2,784    2,784
 DFA Investment Grade Portfolio..............................   59,642   59,642
 DFA Diversified Fixed Income Portfolio......................      478      478
 DFA LTIP Portfolio..........................................    1,188    1,188
 DFA Inflation-Protected Securities Portfolio................       --       --
 DFA Short-Duration Real Return Portfolio....................   21,875   21,875
 DFA Municipal Real Return Portfolio.........................    2,524    2,524
 DFA California Municipal Real Return Portfolio..............       67       67
 DFA Municipal Bond Portfolio................................       48       48
 DFA Short-Term Municipal Bond Portfolio.....................      151      151
 DFA Intermediate-Term Municipal Bond Portfolio..............      327      327
 DFA California Short-Term Municipal Bond Portfolio..........      636      636
 DFA California Intermediate-Term Municipal Bond Portfolio...      134      134
 DFA NY Municipal Bond Portfolio.............................       10       10
 DFA MN Municipal Bond Portfolio.............................       43       43
 DFA Oregon Municipal Bond Portfolio.........................       --       --

   During the year ended October 31, 2019, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

        DFA One-Year Fixed Income Portfolio.................... $ 7,819
        DFA Two-Year Global Fixed Income Portfolio.............   6,397
        DFA Selectively Hedged Global Fixed Income Portfolio...     215
        DFA Intermediate Government Fixed Income Portfolio.....   6,762
        DFA Short-Term Extended Quality Portfolio..............   1,705
        DFA Intermediate-Term Extended Quality Portfolio.......     679
        DFA Targeted Credit Portfolio..........................     684
        DFA Inflation-Protected Securities Portfolio...........  15,577
        DFA Municipal Real Return Portfolio....................     154

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                     NET
                                                                                                  UNREALIZED
                                                         FEDERAL     UNREALIZED    UNREALIZED    APPRECIATION
                                                         TAX COST   APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                        ----------- ------------ -------------- --------------
DFA One-Year Fixed Income Portfolio.................... $ 7,533,099   $ 5,031      $    (624)     $   4,407
DFA Two-Year Global Fixed Income Portfolio.............   5,498,705    24,477        (38,204)       (13,727)
DFA Selectively Hedged Global Fixed Income Portfolio...   1,237,268    10,575        (11,384)          (809)
DFA Five-Year Global Fixed Income Portfolio............  15,662,135    67,180       (206,992)      (139,812)

                                                                                                    NET
                                                                                                 UNREALIZED
                                                         FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                         TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                        ---------- ------------ -------------- --------------
DFA World ex U.S. Government Fixed Income Portfolio.... $1,425,526   $ 72,718      $ (5,637)      $ 67,081
DFA Short-Term Government Portfolio....................  2,399,992        149          (745)          (596)
DFA Intermediate Government Fixed Income Portfolio.....  5,318,431    246,711        (3,246)       243,465
DFA Short-Term Extended Quality Portfolio..............  6,563,270     43,448       (62,670)       (19,222)
DFA Intermediate-Term Extended Quality Portfolio.......  1,711,465     91,220          (897)        90,323
DFA Targeted Credit Portfolio..........................    776,237     11,631        (6,234)         5,397
DFA Global Core Plus Fixed Income Portfolio............  1,532,927     48,462        (6,066)        42,396
DFA Investment Grade Portfolio.........................  9,962,554    479,722       (12,065)       467,657
DFA Diversified Fixed Income Portfolio.................  1,037,414     28,197          (888)        27,309
DFA LTIP Portfolio.....................................    193,161     20,877            --         20,877
DFA Inflation-Protected Securities Portfolio...........  4,742,158    152,914        (6,842)       146,072
DFA Short-Duration Real Return Portfolio...............  1,516,883      5,918       (11,373)        (5,455)
DFA Municipal Real Return Portfolio....................    857,292     32,217       (16,929)        15,288
DFA California Municipal Real Return Portfolio.........    128,044      3,961        (3,356)           605
DFA Municipal Bond Portfolio...........................    491,441     10,037          (207)         9,830
DFA Short-Term Municipal Bond Portfolio................  2,611,556      5,834          (324)         5,510
DFA Intermediate-Term Municipal Bond Portfolio.........  1,981,743     55,593          (328)        55,265
DFA California Short-Term Municipal Bond Portfolio.....  1,207,810      5,695          (370)         5,325
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................    503,484     13,668           (89)        13,579
DFA NY Municipal Bond Portfolio........................    118,788      1,123           (23)         1,100
DFA MN Municipal Bond Portfolio........................     72,468        496           (17)           479
DFA Oregon Municipal Bond Portfolio....................     22,223         28           (27)             1

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio and DFA California Municipal Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by a Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The Portfolios listed below may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. SWAP AGREEMENTS: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating "synthetic" inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

   The Advisor and the Fund do not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions. Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio. To the extent that a Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

   Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio's rights as a creditor.

   5. REPURCHASE AGREEMENTS: The Portfolios may engage in repurchase agreement transactions with institutions that the Advisor has determined are creditworthy. The Portfolios, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Portfolios and the counterparty. The counterparty will be required to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Portfolios' ability to dispose of the collateral and a possible decline in the value of the collateral during the period while the Portfolios seek to assert its rights.

   Repurchase agreements ("RA") permit the Portfolios, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the RA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the RA counterparty's bankruptcy or insolvency. Pursuant to the terms of the RA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the RA counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolios' obligation under bankruptcy law to return the excess to the counterparty.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                         FORWARD
                                                         CURRENCY       SWAP
                                                        CONTRACTS*  CONTRACTS***
                                                        ----------- ------------
DFA Two-Year Global Fixed Income Portfolio............. $ 2,274,441  $       --
DFA Selectively Hedged Global Fixed Income Portfolio...     639,981          --
DFA Five-Year Global Fixed Income Portfolio............  13,737,899          --
DFA World ex U.S. Government Fixed Income Portfolio....   1,343,301          --
DFA Short-Term Extended Quality Portfolio..............   1,748,929          --
DFA Targeted Credit Portfolio..........................     247,169          --
DFA Global Core Plus Fixed Income Portfolio............     644,280          --
DFA Investment Grade Portfolio.........................     386,465          --
DFA Short-Duration Real Return Portfolio...............     331,938   1,325,077
DFA Municipal Real Return Portfolio....................          --     795,385
DFA California Municipal Real Return Portfolio.........          --     119,077

*  Average amount of Currency Purchased/Sold in USD
***Average Notional Value of agreements

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                                ASSET DERIVATIVES VALUE
                                                        ---------------------------------------
                                                           TOTAL
                                                         VALUE AT      FORWARD
                                                        OCTOBER 31,   CURRENCY        SWAP
                                                           2019     CONTRACTS (1) CONTRACTS (2)
                                                        ----------- ------------- -------------
DFA Two-Year Global Fixed Income Portfolio.............   $ 2,299      $ 2,299           --
DFA Selectively Hedged Global Fixed Income Portfolio...       435          435           --
DFA Five-Year Global Fixed Income Portfolio............    25,285       25,285           --
DFA World ex U.S. Government Fixed Income Portfolio....     1,000        1,000           --
DFA Short-Term Extended Quality Portfolio..............       999          999           --
DFA Targeted Credit Portfolio..........................       409          409           --
DFA Global Core Plus Fixed Income Portfolio............       746          746           --
DFA Investment Grade Portfolio.........................       656          656           --
DFA Short-Duration Real Return Portfolio...............     3,588           94       $3,494
DFA Municipal Real Return Portfolio....................     4,549           --        4,549

                                                              LIABILITY DERIVATIVES VALUE
                                                        --------------------------------------
                                                        TOTAL VALUE
                                                            AT         FORWARD
                                                        OCTOBER 31,   CURRENCY        SWAP
                                                           2019     CONTRACTS (3) CONTRACTS (4)
                                                        ----------- ------------- -------------
DFA Two-Year Global Fixed Income Portfolio.............  $ (34,517)   $ (34,517)          --
DFA Selectively Hedged Global Fixed Income Portfolio...     (5,322)      (5,322)          --
DFA Five-Year Global Fixed Income Portfolio............   (127,418)    (127,418)          --
DFA World ex U.S. Government Fixed Income Portfolio....    (20,279)     (20,279)          --
DFA Short-Term Extended Quality Portfolio..............    (24,012)     (24,012)          --
DFA Targeted Credit Portfolio..........................     (3,508)      (3,508)          --
DFA Global Core Plus Fixed Income Portfolio............    (15,003)     (15,003)          --
DFA Investment Grade Portfolio.........................     (6,729)      (6,729)          --
DFA Short-Duration Real Return Portfolio...............    (19,994)      (3,505)    $(16,489)
DFA Municipal Real Return Portfolio....................    (16,912)          --      (16,912)
DFA California Municipal Real Return Portfolio.........     (3,346)          --       (3,346)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(3)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2019 (amounts in thousands):

                                              REALIZED GAIN (LOSS) ON DERIVATIVES
                                              -----------------------------------
                                                         FORWARD
                                                        CURRENCY        SWAP
                                               TOTAL  CONTRACTS (1) CONTRACTS (2)
                                              ------- ------------- -------------
DFA Two-Year Global Fixed Income Portfolio... $91,348    $91,348         --

                                                         REALIZED GAIN (LOSS) ON DERIVATIVES
                                                        ------------------------------------
                                                                     FORWARD
                                                                    CURRENCY        SWAP
                                                          TOTAL   CONTRACTS (1) CONTRACTS (2)
                                                        --------  ------------- -------------
DFA Selectively Hedged Global Fixed Income Portfolio... $ 32,151    $ 32,151            --
DFA Five-Year Global Fixed Income Portfolio............  806,336     806,336            --
DFA World ex U.S. Government Fixed Income Portfolio....   79,266      79,266            --
DFA Short-Term Extended Quality Portfolio..............  113,274     113,274            --
DFA Targeted Credit Portfolio..........................   14,795      14,795            --
DFA Investment Grade Portfolio.........................   24,616      24,616            --
DFA Short-Duration Real Return Portfolio...............   22,873      25,856       $(2,983)
DFA Municipal Real Return Portfolio....................      320          --           320
DFA California Municipal Real Return Portfolio.........      (48)         --           (48)

                                                          CHANGE IN UNREALIZED APPRECIATION
                                                            (DEPRECIATION) ON DERIVATIVES
                                                        -------------------------------------
                                                                      FORWARD
                                                                     CURRENCY        SWAP
                                                          TOTAL    CONTRACTS (3) CONTRACTS (4)
                                                        ---------  ------------- -------------
DFA Two-Year Global Fixed Income Portfolio............. $ (46,587)   $ (46,587)          --
DFA Selectively Hedged Global Fixed Income Portfolio...   (10,404)     (10,404)          --
DFA Five-Year Global Fixed Income Portfolio............  (329,331)    (329,331)          --
DFA World ex U.S. Government Fixed Income Portfolio....   (37,331)     (37,331)          --
DFA Short-Term Extended Quality Portfolio..............   (44,073)     (44,073)          --
DFA Targeted Credit Portfolio..........................    (6,974)      (6,974)          --
DFA Global Core Plus Fixed Income Portfolio............   (21,664)     (21,664)          --
DFA Investment Grade Portfolio.........................   (10,327)     (10,327)          --
DFA Short-Duration Real Return Portfolio...............   (29,698)      (9,099)    $(20,599)
DFA Municipal Real Return Portfolio....................   (25,584)          --      (25,584)
DFA California Municipal Real Return Portfolio.........    (3,484)          --       (3,484)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The Portfolios are subject to master netting agreements ("MNA") with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA's are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA's contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

   The following table presents the Portfolios' gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2019 (amounts in thousands):

                                                 NET AMOUNTS    GROSS AMOUNTS NOT OFFSET
                                                  OF ASSETS    IN THE STATEMENTS OF ASSETS
                                      GROSS     PRESENTED IN        AND LIABILITIES
                                     AMOUNTS         THE       --------------------------                  GROSS
                                        OF      STATEMENTS OF                      CASH                 AMOUNTS OF
                                    RECOGNIZED     ASSETS         FINANCIAL     COLLATERAL    NET       RECOGNIZED
DESCRIPTION                         ASSETS (A) AND LIABILITIES INSTRUMENTS (B)   RECEIVED  AMOUNT (C) LIABILITIES (A)
-----------                         ---------- --------------- ---------------  ---------- ---------- ---------------
                                                                 ASSETS
                                    ----------------------------------------------------------------  ---------------
DFA TWO-YEAR GLOBAL FIXED INCOME
  PORTFOLIO
JP Morgan..........................       --           --               --          --          --        $ 3,677
State Street Bank and Trust........   $  934       $  934          $  (934)         --          --         16,314
Goldman Sachs International........      305          305               --          --        $305             --
Citibank, N.A......................       --           --               --          --          --          6,860
UBS AG.............................       --           --               --          --          --          1,169
Bank of America Corp...............       --           --               --          --          --          3,178
HSBC Bank..........................       --           --               --          --          --          1,603
National Australia Bank Ltd........    1,061        1,061           (1,061)         --          --          1,717
                                      ------       ------          -------          --        ----        -------
Total..............................   $2,300       $2,300          $(1,995)         --        $305        $34,518
                                      ======       ======          =======          ==        ====        =======
DFA SELECTIVELY HEDGED GLOBAL
  FIXED INCOME PORTFOLIO
Bank of America Corp...............       --           --               --          --          --        $ 1,211
Citibank, N.A......................       --           --               --          --          --          1,579
Natwest Markets P.L.C..............       --           --               --          --          --            880
State Street Bank and Trust........   $  434       $  434          $  (434)         --          --          1,384
HSBC Bank..........................       --           --               --          --          --              9
Barclays Capital...................       --           --               --          --          --              1
UBS AG.............................       --           --               --          --          --            258
                                      ------       ------          -------          --        ----        -------
Total..............................   $  434       $  434          $  (434)         --          --        $ 5,322
                                      ======       ======          =======          ==        ====        =======

                                      NET AMOUNTS    GROSS AMOUNTS NOT OFFSET
                                    OF LIABILITIES  IN THE STATEMENTS OF ASSETS
                                     PRESENTED IN        AND LIABILITIES
                                          THE       --------------------------
                                     STATEMENTS OF                      CASH
                                        ASSETS         FINANCIAL     COLLATERAL    NET
DESCRIPTION                         AND LIABILITIES INSTRUMENTS (D)   PLEDGED   AMOUNT (E)
-----------                         --------------- ---------------  ---------- ----------
                                                  LIABILITIES
                                    ------------------------------------------------------
DFA TWO-YEAR GLOBAL FIXED INCOME
  PORTFOLIO
JP Morgan..........................     $ 3,677              --          --      $ 3,677
State Street Bank and Trust........      16,314         $  (934)         --       15,380
Goldman Sachs International........          --              --          --           --
Citibank, N.A......................       6,860              --          --        6,860
UBS AG.............................       1,169              --          --        1,169
Bank of America Corp...............       3,178              --          --        3,178
HSBC Bank..........................       1,603              --          --        1,603
National Australia Bank Ltd........       1,717          (1,061)         --          656
                                        -------         -------          --      -------
Total..............................     $34,518         $(1,995)         --      $32,523
                                        =======         =======          ==      =======
DFA SELECTIVELY HEDGED GLOBAL
  FIXED INCOME PORTFOLIO
Bank of America Corp...............     $ 1,211              --          --      $ 1,211
Citibank, N.A......................       1,579              --          --        1,579
Natwest Markets P.L.C..............         880              --          --          880
State Street Bank and Trust........       1,384         $  (434)         --          950
HSBC Bank..........................           9              --          --            9
Barclays Capital...................           1              --          --            1
UBS AG.............................         258              --          --          258
                                        -------         -------          --      -------
Total..............................     $ 5,322         $  (434)         --      $ 4,888
                                        =======         =======          ==      =======

                                                 NET AMOUNTS    GROSS AMOUNTS NOT OFFSET
                                                  OF ASSETS    IN THE STATEMENTS OF ASSETS
                                      GROSS     PRESENTED IN        AND LIABILITIES
                                     AMOUNTS         THE       --------------------------                  GROSS
                                        OF      STATEMENTS OF                      CASH                 AMOUNTS OF
                                    RECOGNIZED     ASSETS         FINANCIAL     COLLATERAL    NET       RECOGNIZED
DESCRIPTION                         ASSETS (A) AND LIABILITIES INSTRUMENTS (B)   RECEIVED  AMOUNT (C) LIABILITIES (A)
-----------                         ---------- --------------- ---------------  ---------- ---------- ---------------
                                                                 ASSETS
                                    ----------------------------------------------------------------  ---------------
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
JP Morgan..........................  $ 7,796       $ 7,796        $ (7,796)         --          --       $ 28,360
Barclays Capital...................    1,505         1,505          (1,505)         --          --         11,961
Citibank, N.A......................    3,118         3,118          (3,118)         --          --         29,237
State Street Bank and Trust........    9,542         9,542          (9,542)         --          --         39,696
Bank of America Corp...............      675           675            (675)         --          --          3,568
ANZ Securities.....................        5             5              (5)         --          --            320
HSBC Bank..........................      112           112            (112)         --          --          7,910
UBS AG.............................      471           471            (471)         --          --          2,560
Goldman Sachs International........       --            --              --          --          --            193
National Australia Bank Ltd........    1,611         1,611          (1,611)         --          --          3,606
Morgan Stanley and Co.
  International....................      450           450              (7)         --        $443              7
                                     -------       -------        --------          --        ----       --------
Total..............................  $25,285       $25,285        $(24,842)         --        $443       $127,418
                                     =======       =======        ========          ==        ====       ========
DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
National Australia Bank Ltd........       --            --              --          --          --       $  2,783
Bank of America Corp...............       --            --              --          --          --          7,076
State Street Bank and Trust........  $   975       $   975        $   (975)         --          --          4,419
Barclays Capital...................       --            --              --          --          --          5,574
UBS AG.............................       23            23             (23)         --          --            426
JP Morgan..........................       --            --              --          --          --             --
Anz Securities.....................        1             1              --          --        $  1             --
                                     -------       -------        --------          --        ----       --------
Total..............................  $   999       $   999        $   (998)         --        $  1       $ 20,278
                                     =======       =======        ========          ==        ====       ========
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
JP Morgan..........................       --            --              --          --          --       $  7,941
HSBC Bank..........................       --            --              --          --          --            986
State Street Bank and Trust........  $   985       $   985        $   (985)         --          --          7,331
National Australia Bank Ltd........       --            --              --          --          --          3,061
Bank of America Corp...............       --            --              --          --          --            139
Barclays Capital...................       --            --              --          --          --          2,688
UBS AG.............................       --            --              --          --          --          1,866
Citibank, N.A......................       14            14              --          --        $ 14             --
                                     -------       -------        --------          --        ----       --------
Total..............................  $   999       $   999        $   (985)         --        $ 14       $ 24,012
                                     =======       =======        ========          ==        ====       ========
DFA TARGETED CREDIT PORTFOLIO
National Australia Bank Ltd........       --            --              --          --          --       $    964
State Street Bank and Trust........  $   405       $   405        $   (405)         --          --          2,371
Citibank, N.A......................        4             4              (4)         --          --            173
                                     -------       -------        --------          --        ----       --------
Total..............................  $   409       $   409        $   (409)         --          --       $  3,508
                                     =======       =======        ========          ==        ====       ========
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
Citibank, N.A......................  $     9       $     9        $     (9)         --          --       $  2,721
State Street Bank and Trust........      642           642            (642)         --          --         12,190
ANZ Securities.....................       94            94             (86)         --        $  8             86
Goldman Sachs......................       --            --              --          --          --              5
                                     -------       -------        --------          --        ----       --------
Total..............................  $   745       $   745        $   (737)         --        $  8       $ 15,002
                                     =======       =======        ========          ==        ====       ========

                                      NET AMOUNTS
                                    OF LIABILITIES   GROSS AMOUNTS NOT OFFSET
                                     PRESENTED IN   IN THE STATEMENTS OF ASSETS
                                          THE            AND LIABILITIES
                                     STATEMENTS OF                      CASH
                                        ASSETS         FINANCIAL     COLLATERAL    NET
DESCRIPTION                         AND LIABILITIES INSTRUMENTS (D)   PLEDGED   AMOUNT (E)
-----------                         --------------- ---------------  ---------- ----------
                                                  LIABILITIES
                                    ------------------------------------------------------
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
JP Morgan..........................    $ 28,360        $ (7,796)         --      $ 20,564
Barclays Capital...................      11,961          (1,505)         --        10,456
Citibank, N.A......................      29,237          (3,118)         --        26,119
State Street Bank and Trust........      39,696          (9,542)         --        30,154
Bank of America Corp...............       3,568            (675)         --         2,893
ANZ Securities.....................         320              (5)         --           315
HSBC Bank..........................       7,910            (112)         --         7,798
UBS AG.............................       2,560            (471)         --         2,089
Goldman Sachs International........         193              --          --           193
National Australia Bank Ltd........       3,606          (1,611)         --         1,995
Morgan Stanley and Co.
  International....................           7              (7)         --            --
                                       --------        --------          --      --------
Total..............................    $127,418        $(24,842)         --      $102,576
                                       ========        ========          ==      ========
DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
National Australia Bank Ltd........    $  2,783              --          --      $  2,783
Bank of America Corp...............       7,076              --          --         7,076
State Street Bank and Trust........       4,419        $   (975)         --         3,444
Barclays Capital...................       5,574              --          --         5,574
UBS AG.............................         426             (23)         --           403
JP Morgan..........................          --              --          --            --
Anz Securities.....................          --              --          --            --
                                       --------        --------          --      --------
Total..............................    $ 20,278        $   (998)         --      $ 19,280
                                       ========        ========          ==      ========
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
JP Morgan..........................    $  7,941              --          --      $  7,941
HSBC Bank..........................         986              --          --           986
State Street Bank and Trust........       7,331        $   (985)         --         6,346
National Australia Bank Ltd........       3,061              --          --         3,061
Bank of America Corp...............         139              --          --           139
Barclays Capital...................       2,688              --          --         2,688
UBS AG.............................       1,866              --          --         1,866
Citibank, N.A......................          --              --          --            --
                                       --------        --------          --      --------
Total..............................    $ 24,012        $   (985)         --      $ 23,027
                                       ========        ========          ==      ========
DFA TARGETED CREDIT PORTFOLIO
National Australia Bank Ltd........    $    964              --          --      $    964
State Street Bank and Trust........       2,371        $   (405)         --         1,966
Citibank, N.A......................         173              (4)         --           169
                                       --------        --------          --      --------
Total..............................    $  3,508        $   (409)         --      $  3,099
                                       ========        ========          ==      ========
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
Citibank, N.A......................    $  2,721        $     (9)         --      $  2,712
State Street Bank and Trust........      12,190            (642)         --        11,548
ANZ Securities.....................          86             (86)         --            --
Goldman Sachs......................           5              --          --             5
                                       --------        --------          --      --------
Total..............................    $ 15,002        $   (737)         --      $ 14,265
                                       ========        ========          ==      ========

                                            NET AMOUNTS    GROSS AMOUNTS NOT OFFSET
                                             OF ASSETS    IN THE STATEMENTS OF ASSETS
                                 GROSS     PRESENTED IN        AND LIABILITIES
                                AMOUNTS         THE       --------------------------                  GROSS
                                   OF      STATEMENTS OF                      CASH                 AMOUNTS OF
                               RECOGNIZED     ASSETS         FINANCIAL     COLLATERAL    NET       RECOGNIZED
DESCRIPTION                    ASSETS (A) AND LIABILITIES INSTRUMENTS (B)   RECEIVED  AMOUNT (C) LIABILITIES (A)
-----------                    ---------- --------------- ---------------  ---------- ---------- ---------------
                                                            ASSETS
                               ----------------------------------------------------------------  ---------------
DFA INVESTMENT GRADE PORTFOLIO
UBS AG........................       --           --               --          --         --         $ 1,990
Bank of America Corp..........       --           --               --          --         --           1,701
National Australia Bank Ltd...       --           --               --          --         --           1,690
State Street Bank and Trust...   $  656       $  656          $  (656)         --         --           1,348
                                 ------       ------          -------          --         --         -------
Total.........................   $  656       $  656          $  (656)         --         --         $ 6,729
                                 ======       ======          =======          ==         ==         =======
DFA SHORT-DURATION REAL RETURN PORTFOLIO
Citibank, N.A.................   $1,636       $1,636          $(1,636)         --         --         $ 7,792
Bank of America Corp..........    1,758        1,758           (1,758)         --         --           3,657
Deutsche Bank AG..............      194          194             (194)         --         --           7,844
Barclays Capital..............       --           --               --          --         --             701
                                 ------       ------          -------          --         --         -------
Total.........................   $3,588       $3,588          $(3,588)         --         --         $19,994
                                 ======       ======          =======          ==         ==         =======
DFA MUNICIPAL REAL RETURN PORTFOLIO
Bank of America Corp..........   $2,116       $2,116          $(2,116)         --         --         $10,167
Citibank, N.A.................    2,434        2,434           (2,434)         --         --           6,746
                                 ------       ------          -------          --         --         -------
Total.........................   $4,550       $4,550          $(4,550)         --         --         $16,913
                                 ======       ======          =======          ==         ==         =======
DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
Bank of America Corp..........       --           --               --          --         --         $ 1,344
Citibank, N.A.................       --           --               --          --         --           1,763
Merrill Lynch Capital
  Services, Inc...............       --           --               --          --         --             239
                                 ------       ------          -------          --         --         -------
Total.........................       --           --               --          --         --         $ 3,346
                                 ======       ======          =======          ==         ==         =======

                                 NET AMOUNTS    GROSS AMOUNTS NOT OFFSET
                               OF LIABILITIES  IN THE STATEMENTS OF ASSETS
                                PRESENTED IN        AND LIABILITIES
                                     THE       --------------------------
                                STATEMENTS OF                      CASH
                                   ASSETS         FINANCIAL     COLLATERAL    NET
DESCRIPTION                    AND LIABILITIES INSTRUMENTS (D)   PLEDGED   AMOUNT (E)
-----------                    --------------- ---------------  ---------- ----------
                                             LIABILITIES
                               ------------------------------------------------------
DFA INVESTMENT GRADE PORTFOLIO
UBS AG........................     $ 1,990              --          --      $ 1,990
Bank of America Corp..........       1,701              --          --        1,701
National Australia Bank Ltd...       1,690              --          --        1,690
State Street Bank and Trust...       1,348         $  (656)         --          692
                                   -------         -------          --      -------
Total.........................     $ 6,729         $  (656)         --      $ 6,073
                                   =======         =======          ==      =======
DFA SHORT-DURATION REAL RETURN PORTFOLIO
Citibank, N.A.................     $ 7,792         $(1,636)         --      $ 6,156
Bank of America Corp..........       3,657          (1,758)         --        1,899
Deutsche Bank AG..............       7,844            (194)         --        7,650
Barclays Capital..............         701              --          --          701
                                   -------         -------          --      -------
Total.........................     $19,994         $(3,588)         --      $16,406
                                   =======         =======          ==      =======
DFA MUNICIPAL REAL RETURN PORTFOLIO
Bank of America Corp..........     $10,167         $(2,116)         --      $ 8,051
Citibank, N.A.................       6,746          (2,434)         --        4,312
                                   -------         -------          --      -------
Total.........................     $16,913         $(4,550)         --      $12,363
                                   =======         =======          ==      =======
DFA CALIFORNIA MUNICIPAL REAL RETURN PORTFOLIO
Bank of America Corp..........     $ 1,344              --          --      $ 1,344
Citibank, N.A.................       1,763              --          --        1,763
Merrill Lynch Capital
  Services, Inc...............         239              --          --          239
                                   -------         -------          --      -------
Total.........................     $ 3,346              --          --      $ 3,346
                                   =======         =======          ==      =======

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note I contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                             MAXIMUM
                                    WEIGHTED WEIGHTED                         AMOUNT   OUTSTANDING
                                    AVERAGE  AVERAGE   NUMBER OF   INTEREST  BORROWED  BORROWINGS
                                    INTEREST   LOAN       DAYS     EXPENSE    DURING      AS OF
                                      RATE   BALANCE  OUTSTANDING* INCURRED THE PERIOD 10/31/2019
                                    -------- -------- ------------ -------- ---------- -----------
DFA World ex U.S. Government Fixed
  Income Portfolio.................   1.58%   $4,180       2          $1      $8,361       --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Fund's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

I. SECURITIES LENDING:

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                          REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS AS OF
                                                                        OCTOBER 31, 2019
                                                          ------------------------------------------------------
                                                          OVERNIGHT               BETWEEN
                                                             AND                  30 & 90
                                                          CONTINUOUS   <30 DAYS    DAYS     >90 DAYS    TOTAL
                                                          ----------   --------   -------   --------   --------
SECURITIES LENDING TRANSACTIONS
DFA ONE-YEAR FIXED INCOME PORTFOLIO
   Agency Obligations, Bonds, U.S. Treasury Obligations..  $132,331       --        --         --      $132,331
DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
   Bonds.................................................     8,250       --        --         --         8,250
DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
   Bonds.................................................     6,987       --        --         --         6,987
DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
   Bonds.................................................    10,382       --        --         --        10,382
DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
   Bonds, U.S. Treasury Obligations......................    53,485       --        --         --        53,485
DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
   Agency Obligations, Bonds.............................   110,421       --        --         --       110,421
DFA TARGETED CREDIT PORTFOLIO
   Bonds.................................................    20,916       --        --         --        20,916
DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO
   Bonds.................................................    75,812       --        --         --        75,812
DFA INVESTMENT GRADE PORTFOLIO
   Agency Obligations, Bonds.............................   693,605       --        --         --       693,605
DFA SHORT-DURATION REAL RETURN PORTFOLIO
   Bonds.................................................    36,961       --        --         --        36,961

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

L. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                     APPROXIMATE
                                                                     PERCENTAGE
                                                                         OF
                                                         NUMBER OF   OUTSTANDING
                                                        SHAREHOLDERS   SHARES
                                                        ------------ -----------
DFA One-Year Fixed Income Portfolio....................      5            78%
DFA Two-Year Global Fixed Income Portfolio.............      5            83%
DFA Selectively Hedged Global Fixed Income Portfolio...      3            83%
DFA Five-Year Global Fixed Income Portfolio............      3            76%
DFA World ex U.S. Government Fixed Income Portfolio....      4            73%
DFA Short-Term Government Portfolio....................      5            82%
DFA Intermediate Government Fixed Income Portfolio.....      4            84%
DFA Short-Term Extended Quality Portfolio..............      4            80%
DFA Intermediate-Term Extended Quality Portfolio.......      4            77%
DFA Targeted Credit Portfolio..........................      3            87%
DFA Global Core Plus Fixed Income Portfolio............      4            92%
DFA Investment Grade Portfolio.........................      4            86%
DFA Diversified Fixed Income Portfolio.................      3            99%
DFA LTIP Portfolio.....................................      6            91%
DFA Inflation-Protected Securities Portfolio...........      3            48%
DFA Short-Duration Real Return Portfolio...............      3            82%
DFA Municipal Real Return Portfolio....................      3            92%
DFA California Municipal Real Return Portfolio.........      4           100%
DFA Municipal Bond Portfolio...........................      4            96%
DFA Short-Term Municipal Bond Portfolio................      5            90%
DFA Intermediate-Term Municipal Bond Portfolio.........      5            91%
DFA California Short-Term Municipal Bond Portfolio.....      3            92%
DFA California Intermediate-Term Municipal Bond
  Portfolio............................................      4            96%
DFA NY Municipal Bond Portfolio........................      3            94%
DFA MN Municipal Bond Portfolio........................      2            97%
DFA Oregon Municipal Bond Portfolio....................      2            96%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-six portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (twenty-six of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                                      STATEMENT OF
                                        STATEMENT OF  CHANGES IN    FINANCIAL
PORTFOLIO                               OPERATIONS    NET ASSETS    HIGHLIGHTS
---------                               ------------  ------------  ----------
DFA One-Year Fixed Income Portfolio     For the       For the       For each
DFA Two-Year Global Fixed Income        year          years         of the
  Portfolio                             ended         ended         periods
DFA Selectively Hedged Global Fixed     October 31,   October 31,   indicated
  Income Portfolio                      2019          2019 and      therein
DFA Five-Year Global Fixed Income                     2018
  Portfolio
DFA World ex U.S. Government Fixed
  Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed
  Income Portfolio
DFA Short-Term Extended Quality
  Portfolio
DFA Intermediate-Term Extended Quality
  Portfolio
DFA Targeted Credit Portfolio
DFA Investment Grade Portfolio
DFA Diversified Fixed Income Portfolio
DFA LTIP Portfolio
DFA Inflation-Protected Securities
  Portfolio
DFA Short-Duration Real Return
  Portfolio
DFA Municipal Real Return Portfolio
DFA Municipal Bond Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond
  Portfolio
DFA California Short-Term Municipal
  Bond Portfolio
DFA California Intermediate-Term
  Municipal Bond Portfolio
DFA NY Municipal Bond Portfolio
DFA MN Municipal Bond Portfolio

DFA California Municipal Real Return    For the       For the year ended
  Portfolio                             year ended    October 31, 2019 and
                                        October 31,   the period from
                                        2019          November 1, 2017
                                                      (commencement of
                                                      operations) through
                                                      October 31, 2018

DFA Global Core Plus Fixed Income       For the       For the year ended
  Portfolio                             year ended    October 31, 2019 and
                                        October 31,   the period from
                                        2019          January 11, 2018
                                                      (commencement of
                                                      operations) through
                                                      October 31, 2018

Oregon Municipal Bond Portfolio         For the period September 10, 2019
                                        (commencement of operations)
                                        through October 31, 2019

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       DIMENSIONAL INVESTMENT GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA TWO-YEAR FIXED INCOME PORTFOLIO VS. ICE BOFAML 1-3 YEAR US CORPORATE & GOVERNMENT INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                  [CHART]

              DFA Two-Year Fixed       ICE BofAML 1-3 Year US
                Income Portfolio      Corporate & Government Index
              ------------------      ----------------------------

10/31/2009          $10,000                    $10,000
11/30/2009          $10,040                    $10,064
12/31/2009          $9,986                     $10,001
1/31/2010           $10,036                    $10,082
2/28/2010           $10,046                    $10,106
3/31/2010           $10,037                    $10,093
4/30/2010           $10,057                    $10,124
5/31/2010           $10,067                    $10,148
6/30/2010           $10,109                    $10,195
7/31/2010           $10,139                    $10,237
8/31/2010           $10,149                    $10,263
9/30/2010           $10,168                    $10,289
10/31/2010          $10,188                    $10,318
11/30/2010          $10,168                    $10,298
12/31/2010          $10,169                    $10,283
1/31/2011           $10,179                    $10,305
2/28/2011           $10,179                    $10,303
3/31/2011           $10,178                    $10,303
4/30/2011           $10,208                    $10,353
5/31/2011           $10,238                    $10,391
6/30/2011           $10,240                    $10,393
7/31/2011           $10,251                    $10,424
8/31/2011           $10,261                    $10,443
9/30/2011           $10,253                    $10,419
10/31/2011          $10,263                    $10,442
11/30/2011          $10,253                    $10,433
12/31/2011          $10,253                    $10,443
1/31/2012           $10,283                    $10,479
2/29/2012           $10,283                    $10,485
3/31/2012           $10,289                    $10,491
4/30/2012           $10,300                    $10,511
5/31/2012           $10,300                    $10,510
6/30/2012           $10,308                    $10,516
7/31/2012           $10,328                    $10,553
8/31/2012           $10,328                    $10,564
9/30/2012           $10,340                    $10,577
10/31/2012          $10,340                    $10,580
11/30/2012          $10,340                    $10,590
12/31/2012          $10,349                    $10,598
1/31/2013           $10,349                    $10,604
2/28/2013           $10,349                    $10,616
3/31/2013           $10,353                    $10,621
4/30/2013           $10,363                    $10,638
5/31/2013           $10,353                    $10,623
6/30/2013           $10,349                    $10,606
7/31/2013           $10,359                    $10,630
8/31/2013           $10,349                    $10,623
9/30/2013           $10,367                    $10,652
10/31/2013          $10,367                    $10,671
11/30/2013          $10,367                    $10,685
12/31/2013          $10,367                    $10,673
1/31/2014           $10,377                    $10,694
2/28/2014           $10,377                    $10,708
3/31/2014           $10,379                    $10,699
4/30/2014           $10,390                    $10,716
5/31/2014           $10,390                    $10,741
6/30/2014           $10,384                    $10,739
7/31/2014           $10,384                    $10,730
8/31/2014           $10,394                    $10,749
9/30/2014           $10,388                    $10,742
10/31/2014          $10,399                    $10,769
11/30/2014          $10,409                    $10,786
12/31/2014          $10,396                    $10,756
1/31/2015           $10,427                    $10,810
2/28/2015           $10,407                    $10,796
3/31/2015           $10,433                    $10,820
4/30/2015           $10,433                    $10,828
5/31/2015           $10,433                    $10,837
6/30/2015           $10,434                    $10,835
7/31/2015           $10,434                    $10,842
8/31/2015           $10,434                    $10,835
9/30/2015           $10,458                    $10,866
10/31/2015          $10,458                    $10,864
11/30/2015          $10,437                    $10,842
12/31/2015          $10,429                    $10,828
1/31/2016           $10,471                    $10,885
2/29/2016           $10,471                    $10,896
3/31/2016           $10,500                    $10,934
4/30/2016           $10,511                    $10,949
5/31/2016           $10,500                    $10,942
6/30/2016           $10,541                    $11,007
7/31/2016           $10,541                    $11,009
8/31/2016           $10,530                    $10,997
9/30/2016           $10,536                    $11,010
10/31/2016          $10,536                    $11,005
11/30/2016          $10,525                    $10,960
12/31/2016          $10,523                    $10,967
1/31/2017           $10,544                    $10,986
2/28/2017           $10,555                    $11,005
3/31/2017           $10,558                    $11,010
4/30/2017           $10,579                    $11,030
5/31/2017           $10,590                    $11,048
6/30/2017           $10,600                    $11,044
7/31/2017           $10,621                    $11,072
8/31/2017           $10,632                    $11,094
9/30/2017           $10,633                    $11,081
10/31/2017          $10,633                    $11,079
11/30/2017          $10,622                    $11,057
12/31/2017          $10,619                    $11,061
1/31/2018           $10,609                    $11,033
2/28/2018           $10,609                    $11,024
3/31/2018           $10,621                    $11,041
4/30/2018           $10,621                    $11,031
5/31/2018           $10,653                    $11,071
6/30/2018           $10,661                    $11,073
7/31/2018           $10,671                    $11,080
8/31/2018           $10,704                    $11,118
9/30/2018           $10,703                    $11,112
10/31/2018          $10,725                    $11,125
11/30/2018          $10,747                    $11,156
12/31/2018          $10,808                    $11,242
1/31/2019           $10,841                    $11,285
2/28/2019           $10,852                    $11,304
3/31/2019           $10,894                    $11,379
4/30/2019           $10,916                    $11,406
5/31/2019           $10,959                    $11,482
6/30/2019           $10,980                    $11,548
7/31/2019           $11,002                    $11,543
8/31/2019           $11,024                    $11,634                Past performance is not predictive of
9/30/2019           $11,044                    $11,628                future performance.
10/31/2019          $11,055                    $11,669                The returns shown do not reflect the
                                                                      deduction of taxes that a shareholder
         AVERAGE ANNUAL       ONE        FIVE        TEN              would pay on fund distributions or the
         TOTAL RETURN         YEAR       YEARS      YEARS             redemption of fund shares.
         ------------------------------------------------------       ICE BofAML index data copyright 2019
                              3.07%      1.23%      1.01%             ICE Data Indices, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA TWO-YEAR GOVERNMENT PORTFOLIO VS. ICE BOFAML 1-3 YEAR US TREASURY & AGENCY INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                  [CHART]

                 DFA Two-Year            ICE BofAML 1-3 Year
               Government Portfolio   US Treasury & Agency Index
               --------------------   --------------------------

10/31/2009           $10,000                  $10,000
11/30/2009           $10,040                  $10,058
12/31/2009            $9,988                  $9,986
1/31/2010            $10,029                  $10,057
2/28/2010            $10,049                  $10,077
3/31/2010            $10,040                  $10,055
4/30/2010            $10,060                  $10,082
5/31/2010            $10,080                  $10,124
6/30/2010            $10,121                  $10,169
7/31/2010            $10,141                  $10,196
8/31/2010            $10,151                  $10,214
9/30/2010            $10,167                  $10,232
10/31/2010           $10,198                  $10,256
11/30/2010           $10,167                  $10,236
12/31/2010           $10,178                  $10,219
1/31/2011            $10,188                  $10,236
2/28/2011            $10,178                  $10,228
3/31/2011            $10,172                  $10,225
4/30/2011            $10,213                  $10,269
5/31/2011            $10,244                  $10,305
6/30/2011            $10,243                  $10,310
7/31/2011            $10,253                  $10,335
8/31/2011            $10,264                  $10,371
9/30/2011            $10,265                  $10,357
10/31/2011           $10,265                  $10,367
11/30/2011           $10,275                  $10,372
12/31/2011           $10,276                  $10,378
1/31/2012            $10,297                  $10,391
2/29/2012            $10,297                  $10,380
3/31/2012            $10,298                  $10,376
4/30/2012            $10,308                  $10,397
5/31/2012            $10,308                  $10,400
6/30/2012            $10,302                  $10,396
7/31/2012            $10,312                  $10,419
8/31/2012            $10,323                  $10,421
9/30/2012            $10,316                  $10,422
10/31/2012           $10,316                  $10,417
11/30/2012           $10,316                  $10,426
12/31/2012           $10,321                  $10,430
1/31/2013            $10,321                  $10,432
2/28/2013            $10,321                  $10,439
3/31/2013            $10,322                  $10,442
4/30/2013            $10,332                  $10,453
5/31/2013            $10,322                  $10,438
6/30/2013            $10,322                  $10,430
7/31/2013            $10,332                  $10,447
8/31/2013            $10,322                  $10,438
9/30/2013            $10,333                  $10,461
10/31/2013           $10,344                  $10,472
11/30/2013           $10,344                  $10,482
12/31/2013           $10,336                  $10,468
1/31/2014            $10,347                  $10,485
2/28/2014            $10,347                  $10,494
3/31/2014            $10,347                  $10,483
4/30/2014            $10,357                  $10,497
5/31/2014            $10,368                  $10,516
6/30/2014            $10,359                  $10,511
7/31/2014            $10,359                  $10,503
8/31/2014            $10,369                  $10,520
9/30/2014            $10,363                  $10,515
10/31/2014           $10,384                  $10,543
11/30/2014           $10,395                  $10,559
12/31/2014           $10,370                  $10,534
1/31/2015            $10,412                  $10,587
2/28/2015            $10,391                  $10,565
3/31/2015            $10,406                  $10,589
4/30/2015            $10,416                  $10,594
5/31/2015            $10,416                  $10,602
6/30/2015            $10,414                  $10,604
7/31/2015            $10,414                  $10,610
8/31/2015            $10,414                  $10,606
9/30/2015            $10,434                  $10,638
10/31/2015           $10,424                  $10,628
11/30/2015           $10,392                  $10,603
12/31/2015           $10,381                  $10,592
1/31/2016            $10,434                  $10,657
2/29/2016            $10,434                  $10,668
3/31/2016            $10,458                  $10,687
4/30/2016            $10,458                  $10,691
5/31/2016            $10,448                  $10,680
6/30/2016            $10,494                  $10,743
7/31/2016            $10,483                  $10,737
8/31/2016            $10,473                  $10,720
9/30/2016            $10,484                  $10,733
10/31/2016           $10,484                  $10,726
11/30/2016           $10,452                  $10,683
12/31/2016           $10,462                  $10,687
1/31/2017            $10,473                  $10,701
2/28/2017            $10,473                  $10,712
3/31/2017            $10,483                  $10,715
4/30/2017            $10,494                  $10,730
5/31/2017            $10,494                  $10,743
6/30/2017            $10,488                  $10,734
7/31/2017            $10,510                  $10,757
8/31/2017            $10,520                  $10,778
9/30/2017            $10,514                  $10,760
10/31/2017           $10,504                  $10,754
11/30/2017           $10,493                  $10,732
12/31/2017           $10,493                  $10,734
1/31/2018            $10,482                  $10,703
2/28/2018            $10,482                  $10,700
3/31/2018            $10,497                  $10,721
4/30/2018            $10,487                  $10,704
5/31/2018            $10,519                  $10,743
6/30/2018            $10,528                  $10,745
7/31/2018            $10,517                  $10,744
8/31/2018            $10,550                  $10,779
9/30/2018            $10,545                  $10,766
10/31/2018           $10,567                  $10,782
11/30/2018           $10,588                  $10,820
12/31/2018           $10,642                  $10,905
1/31/2019            $10,664                  $10,935
2/28/2019            $10,686                  $10,946
3/31/2019            $10,721                  $11,012
4/30/2019            $10,732                  $11,035
5/31/2019            $10,765                  $11,113
6/30/2019            $10,780                  $11,170
7/31/2019            $10,802                  $11,157
8/31/2019            $10,814                  $11,247               Past performance is not predictive of
9/30/2019            $10,834                  $11,235               future performance.
10/31/2019           $10,845                  $11,271               The returns shown do not reflect the
                                                                    deduction of taxes that a shareholder
         AVERAGE ANNUAL       ONE        FIVE        TEN            would pay on fund distributions or the
         TOTAL RETURN         YEAR       YEARS      YEARS           redemption of fund shares.
         -----------------------------------------------------      ICE BofAML index data copyright 2019
                              2.63%      0.87%      0.81%           ICE Data Indices, LLC.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                             OCTOBER 31, OCTOBER 31,
                                                2018        2019     CHANGE
                                             ----------- ----------- ------
    One-Month Treasury Bill (yield).........    2.20%       1.59%    -0.61%
    Ten-Year U.S. Treasury Notes (yield)....    3.15%       1.69%    -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DFA TWO-YEAR FIXED INCOME PORTFOLIO

   The DFA Two-Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high-quality fixed income securities maturing in three years or less. The weighted average maturity of the Portfolio will not exceed two years. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premiums. The average maturity of the Portfolio decreased to 0.17 years as of October 31, 2019, from 1.38 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 3.07% for the Portfolio and 4.90% for the ICE BofAML 1-3 Year U.S. Corporate & Government Index, the Portfolio's benchmark. The U.S. Treasury yield curve was inverted along the Portfolio's eligible maturity range, producing lower yields at the longer end of the eligible maturity range and reducing expected capital appreciation opportunities during the period. As a result, the Portfolio's weighted average maturity was shortened during the period. Interest rates decreased across the eligible maturity range, and realized term premiums were positive for the period. As such, the Portfolio's exposure to securities with maturities shorter than one year detracted from performance relative to the benchmark. The Portfolio's focus on higher-quality corporate securities also detracted from relative performance, as realized credit premiums were also positive.

DFA TWO-YEAR GOVERNMENT PORTFOLIO

   The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in three years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 15 days as of October 31, 2019, from 1.37 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 2.63% for the Portfolio and 4.54% for the ICE BofAML 1-3 Year U.S. Treasury & Agency Index, the Portfolio's benchmark. The U.S. Treasury yield curve was inverted along the Portfolio's eligible maturity range, producing lower yields at the longer end of the eligible maturity range and reducing expected capital appreciation opportunities during the period. As a result, the Portfolio's weighted average maturity was shortened during the period. Interest rates decreased across the eligible maturity range and realized term premiums were positive for the period. The benchmark can hold securities with maturities between one and three years, whereas the Portfolio must invest at least 80% of its assets in securities with maturities of no longer than two years. The Portfolio's exposure to securities with maturities shorter than one year and lack of exposure to securities in the two- to three-year maturity range detracted from performance relative to the benchmark.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                      BEGINNING  ENDING               EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                        VALUE    VALUE     EXPENSE     DURING
                                      05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                      --------- --------- ---------- ----------
 DFA TWO-YEAR FIXED INCOME PORTFOLIO
 Actual Fund Return.................. $1,000.00 $1,012.70    0.25%     $1.27
 Hypothetical 5% Annual Return....... $1,000.00 $1,023.95    0.25%     $1.28

 DFA TWO-YEAR GOVERNMENT PORTFOLIO
 Actual Fund Return.................. $1,000.00 $1,010.50    0.26%     $1.32

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                     BEGINNING  ENDING               EXPENSES
                                      ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                       VALUE    VALUE     EXPENSE     DURING
                                     05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                     --------- --------- ---------- ----------
 Hypothetical 5% Annual Return...... $1,000.00 $1,023.90    0.26%     $1.33

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 27, 2019. They are available upon request, without charge, by calling collect:
(512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA TWO-YEAR FIXED INCOME PORTFOLIO         DFA TWO-YEAR GOVERNMENT PORTFOLIO
Corporate...........................  25.1% Government........................ 100.0%
                                                                               -----
Government..........................  18.9%                                    100.0%
Foreign Corporate...................  31.4%
Foreign Government..................  19.9%
Supranational.......................   4.7%
                                     -----
                                     100.0%

                      DFA TWO-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ ----------
                                                                              (000)
                                                                              ------
AGENCY OBLIGATIONS -- (1.4%)
Federal Farm Credit Bank, Floating Rate Note, 1M USD LIBOR + 0.045%, FRN
(r)      1.936%, 04/16/21.................................................... 1,450  $1,448,692
                                                                                     ----------
BONDS -- (51.5%)
African Development Bank
         1.875%, 03/16/20.................................................... 1,500   1,499,805
Agence Francaise de Developpement
         1.625%, 01/21/20.................................................... 1,934   1,932,522
Apple, Inc., 3M USD LIBOR + 0.250%, FRN
(r)      2.434%, 02/07/20.................................................... 1,000   1,000,622
Australia & New Zealand Banking Group, Ltd.
(Omega)  2.250%, 12/19/19....................................................   400     400,191
Bank of Montreal
         2.100%, 06/15/20.................................................... 1,500   1,502,504
         3.100%, 07/13/20....................................................   725     731,260
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)      2.558%, 06/15/20....................................................   500     501,165
Bank of Nova Scotia (The)
         2.350%, 10/21/20....................................................   528     530,530
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)      2.317%, 01/08/21.................................................... 1,000   1,001,817
BNG Bank NV
         1.625%, 11/25/19....................................................   250     249,930
(Omega)  2.500%, 02/28/20.................................................... 1,850   1,853,008
         2.500%, 02/28/20....................................................   700     701,138
Chevron Corp.
         1.991%, 03/03/20.................................................... 2,750   2,751,132
Cisco Systems, Inc.
         4.450%, 01/15/20....................................................   250     251,303
Cooperatieve Rabobank UA
(Omega)  4.750%, 01/15/20....................................................   500     502,741
Council Of Europe Development Bank
         1.875%, 01/27/20....................................................   750     749,962
Dexia Credit Local SA
         1.875%, 01/29/20.................................................... 1,500   1,499,877
Equinor ASA
         2.250%, 11/08/19.................................................... 1,463   1,462,989
Erste Abwicklungsanstalt
         2.500%, 03/13/20....................................................   600     601,271

                                                                               FACE
                                                                              AMOUNT   VALUE+
                                                                              ------ ----------
                                                                              (000)
                                                                              ------
IBRD Discount Notes
            1.346%, 11/04/19................................................. 3,000  $2,999,580
Inter-American Development Bank, 3M USD LIBOR + 0.220%, FRN
(r)         2.221%, 10/15/20................................................. 1,000   1,001,980
Kommunalbanken A.S., 3M USD LIBOR + 0.040%, FRN
(r)(Omega)  2.172%, 03/12/21.................................................   400     399,912
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.040%, FRN
(r)         2.172%, 03/12/21.................................................   300     299,934
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR + 0.330%, FRN
(r)         2.448%, 06/16/20.................................................   500     501,015
Kommuninvest I Sverige AB
            1.750%, 03/19/20.................................................   500     499,759
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3M USD LIBOR + 0.012%, FRN
(r)         2.220%, 09/27/21................................................. 2,000   2,002,160
Merck & Co., Inc.
#           1.850%, 02/10/20................................................. 1,989   1,989,059
(r)         2.556%, 02/10/20.................................................   970     970,857
Municipality Finance P.L.C., Floating Rate Note, 3M USD LIBOR + 0.500%, FRN
(r)         2.174%, 02/17/21.................................................   400     400,016
Municipality Finance P.L.C., Floating Rate Note, FRN
(r)         1.946%, 10/26/20................................................. 2,000   1,999,384
National Australia Bank, Ltd.
            2.250%, 01/10/20.................................................   500     500,337
Nederlandse Waterschapsbank NV
            1.625%, 03/04/20.................................................   500     499,503
Nestle Holdings, Inc.
            2.125%, 01/14/20................................................. 1,219   1,219,266
Novartis Capital Corp.
            1.800%, 02/14/20................................................. 2,335   2,334,563
            4.400%, 04/24/20.................................................   464     469,533

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

                                                                            FACE
                                                                           AMOUNT   VALUE+
                                                                           ------ -----------
                                                                           (000)
                                                                           ------
NRW Bank, 3M USD LIBOR + 0.040%, FRN
(r)   2.227%, 02/08/21.................................................... 1,200  $ 1,199,244
Oesterreichische Kontrollbank AG
      1.375%, 02/10/20....................................................   200      199,751
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M USD LIBOR +
  0.010%, FRN
(r)   2.129%, 09/15/20.................................................... 1,000      997,827
Province of Alberta Canada
      1.900%, 12/06/19.................................................... 2,700    2,699,406
Royal Bank of Canada
      2.150%, 10/26/20....................................................   369      370,141
Royal Bank of Canada, 3M USD LIBOR + 0.390%, FRN
(r)   2.325%, 04/30/21.................................................... 2,000    2,007,126
Shell International Finance BV
      4.375%, 03/25/20....................................................   946      954,895
Shell International Finance BV, 3M USD LIBOR + 0.450%, FRN
(r)   2.631%, 05/11/20....................................................   612      613,372
State of North Rhine-Westphalia Germany
      1.625%, 01/22/20.................................................... 1,500    1,498,893
Toronto-Dominion Bank (The)
      3.000%, 06/11/20....................................................   589      593,084
Total Capital SA
      4.450%, 06/24/20.................................................... 1,999    2,031,751
Toyota Motor Credit Corp.
      2.200%, 01/10/20.................................................... 1,854    1,855,075
      2.150%, 03/12/20....................................................   513      513,509
Toyota Motor Credit Corp., 3M USD LIBOR + 0.170%, FRN
(r)   2.315%, 09/18/20....................................................   400      400,445
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR + 0.540%, FRN
(r)   2.567%, 01/08/21....................................................   191      191,865
Walmart, Inc., 3M USD LIBOR + 0.230%, FRN
(r)   2.389%, 06/23/21....................................................   500      501,619
                                                                                  -----------
TOTAL BONDS                                                                        54,438,628
                                                                                  -----------
U.S. TREASURY OBLIGATIONS -- (11.1%)
U.S. Treasury Bills
#     1.419%, 12/10/19....................................................   500      499,192

                                                                            FACE
                                                                           AMOUNT   VALUE+
                                                                           ------ -----------
                                                                           (000)
                                                                           ------
U.S. Treasury Notes, 3M USTMMR + 0.115%, FRN
(r)      1.752%, 01/31/21.................................................  1,000 $   998,872
U.S. Treasury Notes, 3M USTMMR + 0.139%, FRN
(r)      1.776%, 04/30/21................................................. 10,250  10,236,836
                                                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS                                                    11,734,900
                                                                                  -----------
CERTIFICATES OF DEPOSIT -- (1.9%)
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR + 0.280%, FRN
(r)      2.439%, 09/21/20.................................................    500     500,699
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M USD LIBOR +
  0.180%, FRN
(r)      2.169%, 04/06/20.................................................  1,500   1,499,981
                                                                                  -----------
TOTAL CERTIFICATES OF DEPOSIT                                                       2,000,680
                                                                                  -----------
TOTAL INVESTMENT SECURITIES
         (Cost $69,526,315)...............................................         69,622,900
                                                                                  -----------
COMMERCIAL PAPER -- (32.6%)
(Omega)  3M Co. 1.878%, 11/01/19..........................................  3,000   2,999,870
(Omega)  DBS Bank Ltd. 1.950%, 11/06/19...................................  1,000     999,793
(Omega)  DBS Bank, Ltd. 1.905%, 01/23/20..................................  2,000   1,991,721
Eli Lilly & Co.
(Omega)  1.980%, 11/01/19.................................................  1,000     999,957
(Omega)  1.868%, 11/20/19.................................................  2,000   1,998,222
(Omega)  Erste Abwicklungsanstalt 1.776%, 11/19/19........................    700     699,424
         European Investment Bank 1.809%, 12/17/19........................  2,000   1,995,640
Exxon Mobil Corp.
         1.888%, 11/13/19.................................................  1,000     999,441
         1.890%, 12/02/19.................................................  1,000     998,575
(Omega)  Landesbank Hessen-Thuringen 2.039%, 01/02/20.....................  1,000     996,899

DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED


                                                                            FACE
                                                                           AMOUNT   VALUE+
                                                                           ------ ----------
                                                                           (000)
                                                                           ------
(Omega)  Landesbank Hessen-Thuringen Girozentrale 1.920%, 11/25/19........ 2,050  $2,047,510
(Omega)  NIKE, Inc. 1.836%, 11/07/19...................................... 3,000   2,999,078
(Omega)  NRW Bank 2.014%, 12/02/19........................................ 1,000     998,444
         Oesterreichische Kontrollbank AG 2.098%, 11/06/19................ 1,500   1,499,606
(Omega)  Oversea-Chinese Banking Corp., Ltd. 1.904%, 01/24/20............. 2,500   2,488,165
(Omega)  Pfizer Inc. 1.994%, 03/12/20..................................... 1,000     993,428
Pfizer, Inc.
(Omega)  2.063%, 02/04/20................................................. 1,000     995,299
(Omega)  2.096%, 11/12/19................................................. 1,000     999,469
(Omega)  PSP Capital, Inc. 1.800%, 01/02/20............................... 2,100   2,093,804
(Omega)  Sanofi 1.985%, 12/13/19..........................................   650     648,721

                                                                            FACE
                                                                           AMOUNT     VALUE+
                                                                           ------- ------------
                                                                           (000)
                                                                           -------
(Omega)  Total Capital Canada, Ltd. 1.967%, 01/07/20......................   1,000 $    996,717
United Overseas Bank, Ltd.
(Omega)  2.162%, 01/07/20.................................................     500      498,396
(Omega)  2.158%, 11/26/19.................................................     500      499,427
(Omega)  2.159%, 11/26/19.................................................   2,000    1,997,709
                                                                                   ------------
TOTAL COMMERCIAL PAPER....................................................           34,435,315
                                                                                   ------------

                                                                           SHARES
                                                                           -------
TEMPORARY CASH INVESTMENTS -- (0.5%)
         State Street Institutional U.S. Government Money Market Fund
           1.752%......................................................... 511,738      511,738
                                                                                   ------------
SECURITIES LENDING COLLATERAL -- (1.0%)
@(S)     The DFA Short Term Investment Fund...............................  89,406    1,034,514
                                                                                   ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $105,504,095).........................................................    $105,604,467
                                                                                   ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   ------------------------------------------
                                   LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                   -------- ------------ ------- ------------
  Agency Obligations..............       -- $  1,448,692   --    $  1,448,692
  Bonds...........................       --   54,438,628   --      54,438,628
  U.S. Treasury Obligations.......       --   11,734,900   --      11,734,900
  Certificates of Deposit.........       --    2,000,680   --       2,000,680
  Commercial Paper................       --   34,435,315   --      34,435,315
  Temporary Cash Investments...... $511,738           --   --         511,738
  Securities Lending Collateral...       --    1,034,514   --       1,034,514
                                   -------- ------------   --    ------------
  TOTAL........................... $511,738 $105,092,729   --    $105,604,467
                                   ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       DFA TWO-YEAR GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        FACE
                                                                       AMOUNT^    VALUE+
                                                                       ------- ------------
                                                                        (000)
                                                                       -------
AGENCY OBLIGATIONS -- (46.3%)
Federal Home Loan Bank
     1.008%, 11/04/19.................................................  14,000 $ 13,998,040
     1.466%, 11/06/19.................................................  11,000   10,997,433
     1.540%, 11/13/19.................................................   3,000    2,998,320
     1.577%, 11/19/19.................................................  12,000   11,989,920
     1.600%, 11/27/19.................................................   4,000    3,995,147
     1.579%, 12/06/19.................................................     250      249,594
     1.644%, 12/27/19.................................................  12,000   11,968,826
                                                                               ------------
TOTAL AGENCY OBLIGATIONS..............................................           56,197,280
                                                                               ------------
U.S. TREASURY OBLIGATIONS -- (53.4%)
U.S. Treasury Bills
     0.999%, 11/05/19.................................................   4,400    4,399,258
     1.282%, 11/12/19.................................................  12,000   11,994,444
     1.419%, 12/10/19.................................................   4,700    4,692,404
     1.441%, 12/17/19.................................................   5,500    5,489,387
U.S. Treasury Notes, 3M USTMMR + 0.045%, FRN
(r)  1.682%, 10/31/20.................................................  12,200   12,185,924
U.S. Treasury Notes, 3M USTMMR + 0.115%, FRN
(r)  1.752%, 01/31/21.................................................  13,000   12,985,340
U.S. Treasury Notes, 3M USTMMR + 0.139%, FRN
(r)  1.776%, 04/30/21.................................................  13,000   12,983,304
                                                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS.......................................           64,730,061
                                                                               ------------
TOTAL INVESTMENT SECURITIES
   (Cost $120,957,589).............................................             120,927,341
                                                                               ------------

                                                                       SHARES
                                                                       -------
TEMPORARY CASH INVESTMENTS -- (0.3%)
     State Street Institutional U.S. Government Money Market Fund
       1.752%......................................................... 340,639      340,639
                                                                               ------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $121,298,228).............................................            $121,267,980
                                                                               ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ------------------------------------------
                                  LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                  -------- ------------ ------- ------------
   Agency Obligations............       -- $ 56,197,280   --    $ 56,197,280
   U.S. Treasury Obligations.....       --   64,730,061   --      64,730,061
   Temporary Cash Investments.... $340,639           --   --         340,639
                                  -------- ------------   --    ------------
   TOTAL......................... $340,639 $120,927,341   --    $121,267,980
                                  ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                      DFA TWO-YEAR  DFA TWO-YEAR
                                                                                                      FIXED INCOME   GOVERNMENT
                                                                                                       PORTFOLIO*    PORTFOLIO
                                                                                                      ------------  ------------
ASSETS:
Investment Securities at Value (including $1,012 and $0 of securities on loan, respectively)......... $    104,058  $    120,927
Temporary Cash Investments at Value & Cost...........................................................          512           341
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $1,034 and $0)..        1,035            --
Receivables:
   Dividends and Interest............................................................................          301            12
   Fund Shares Sold..................................................................................          341            --
Prepaid Expenses and Other Assets....................................................................            6            10
                                                                                                      ------------  ------------
       Total Assets..................................................................................      106,253       121,290
                                                                                                      ------------  ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..................................................................        1,033            --
   Fund Shares Redeemed..............................................................................            9            99
   Due to Advisor....................................................................................           13            16
Accrued Expenses and Other Liabilities...............................................................           25            27
                                                                                                      ------------  ------------
       Total Liabilities.............................................................................        1,080           142
                                                                                                      ------------  ------------
NET ASSETS........................................................................................... $    105,173  $    121,148
                                                                                                      ============  ============
Institutional Class Shares -- based on net assets of $105,173 and $121,148 and shares outstanding of
  10,543,976 and 12,394,946, respectively............................................................ $       9.97  $       9.77
                                                                                                      ============  ============
NUMBER OF SHARES AUTHORIZED..........................................................................  300,000,000   300,000,000
                                                                                                      ============  ============
Investment Securities at Cost........................................................................ $    103,958  $    120,958
                                                                                                      ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital...................................................................................... $    105,231  $    122,453
Total Distributable Earnings (Loss)..................................................................          (58)       (1,305)
                                                                                                      ------------  ------------
NET ASSETS........................................................................................... $    105,173  $    121,148
                                                                                                      ============  ============

--------
* See Note H in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                 DFA TWO-YEAR DFA TWO-YEAR
                                                                                 FIXED INCOME  GOVERNMENT
                                                                                  PORTFOLIO#   PORTFOLIO
                                                                                 ------------ ------------
INVESTMENT INCOME
   Interest.....................................................................    $3,067       $2,920
   Income from Securities Lending...............................................         1           --
                                                                                    ------       ------
          Total Investment Income...............................................     3,068        2,920
                                                                                    ------       ------
FUND EXPENSES
   Investment Management Fees...................................................       177          189
   Accounting & Transfer Agent Fees.............................................        54           56
   Custodian Fees...............................................................         6            2
   Filing Fees..................................................................        33           48
   Shareholders' Reports........................................................        18           17
   Directors'/Trustees' Fees & Expenses.........................................         1           --
   Professional Fees............................................................         4            4
   Other........................................................................         6            7
                                                                                    ------       ------
          Total Fund Expenses...................................................       299          323
                                                                                    ------       ------
   Net Expenses.................................................................       299          323
                                                                                    ------       ------
   NET INVESTMENT INCOME (LOSS).................................................     2,769        2,597
                                                                                    ------       ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................................       332          131
       Affiliated Investment Companies Shares Sold..............................         1           --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............................       658          636
       Affiliated Investment Companies Shares...................................         1           --
                                                                                    ------       ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................................       992          767
                                                                                    ------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................    $3,761       $3,364
                                                                                    ======       ======

--------
** Net of foreign capital gain taxes withheld of $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  DFA TWO-YEAR FIXED     DFA TWO-YEAR
                                                                                   INCOME PORTFOLIO   GOVERNMENT PORTFOLIO
                                                                                  ------------------  ------------------
                                                                                    YEAR      YEAR      YEAR       YEAR
                                                                                    ENDED     ENDED     ENDED      ENDED
                                                                                   OCT 31,   OCT 31,   OCT 31,    OCT 31,
                                                                                    2019      2018      2019       2018
                                                                                  --------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  2,769  $  1,902  $  2,597   $  1,992
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**............................................      332      (498)      131     (1,024)
       Affiliated Investment Companies Shares Sold...............................        1        --        --         --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................      658      (425)      636       (347)
       Affiliated Investment Companies Shares....................................        1        --        --         --
                                                                                  --------  --------  --------   --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........    3,761       979     3,364        621
                                                                                  --------  --------  --------   --------
Distributions:
       Institutional Class Shares................................................   (2,848)   (1,635)   (2,614)    (1,767)
                                                                                  --------  --------  --------   --------
          Total Distributions....................................................   (2,848)   (1,635)   (2,614)    (1,767)
                                                                                  --------  --------  --------   --------
Capital Share Transactions (1):
   Shares Issued.................................................................   36,301    60,182    37,078     35,971
   Shares Issued in Lieu of Cash Distributions...................................    2,848     1,635     2,613      1,767
   Shares Redeemed...............................................................  (63,458)  (11,407)  (43,503)   (25,316)
                                                                                  --------  --------  --------   --------
          Net Increase (Decrease) from Capital Share Transactions................  (24,309)   50,410    (3,812)    12,422
                                                                                  --------  --------  --------   --------
          Total Increase (Decrease) in Net Assets................................  (23,396)   49,754    (3,062)    11,276
NET ASSETS
   Beginning of Year.............................................................  128,569    78,815   124,210    112,934
                                                                                  --------  --------  --------   --------
   End of Year................................................................... $105,173  $128,569  $121,148   $124,210
                                                                                  ========  ========  ========   ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................    3,644     6,065     3,798      3,689
   Shares Issued in Lieu of Cash Distributions...................................      286       165       268        182
   Shares Redeemed...............................................................   (6,366)   (1,150)   (4,453)    (2,594)
                                                                                  --------  --------  --------   --------
          Net Increase (Decrease) from Shares Issued and Redeemed................   (2,436)    5,080      (387)     1,277
                                                                                  ========  ========  ========   ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            DFA TWO-YEAR FIXED INCOME PORTFOLIO
                                                                       ---------------------------------------------
                                                                         YEAR      YEAR     YEAR     YEAR     YEAR
                                                                         ENDED     ENDED    ENDED    ENDED    ENDED
                                                                        OCT 31,   OCT 31,  OCT 31,  OCT 31,  OCT 31,
                                                                         2019      2018     2017     2016     2015
                                                                       --------  --------  -------  -------  -------
Net Asset Value, Beginning of Year.................................... $   9.91  $   9.98  $ 10.00  $ 10.02  $ 10.02
                                                                       --------  --------  -------  -------  -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.23      0.19     0.11     0.08     0.04
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.07     (0.10)   (0.02)   (0.01)    0.02
                                                                       --------  --------  -------  -------  -------
       Total from Investment Operations...............................     0.30      0.09     0.09     0.07     0.06
                                                                       --------  --------  -------  -------  -------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.24)    (0.16)   (0.11)   (0.07)   (0.04)
   Net Realized Gains.................................................       --        --       --    (0.02)   (0.02)
                                                                       --------  --------  -------  -------  -------
       Total Distributions............................................    (0.24)    (0.16)   (0.11)   (0.09)   (0.06)
                                                                       --------  --------  -------  -------  -------
Net Asset Value, End of Year.......................................... $   9.97  $   9.91  $  9.98  $ 10.00  $ 10.02
                                                                       ========  ========  =======  =======  =======
Total Return..........................................................     3.07%     0.86%    0.92%    0.74%    0.57%
                                                                       --------  --------  -------  -------  -------
Net Assets, End of Year (thousands)................................... $105,173  $128,569  $78,815  $81,168  $91,779
Ratio of Expenses to Average Net Assets...............................     0.25%     0.21%    0.24%    0.29%    0.29%
Ratio of Net Investment Income to Average Net Assets..................     2.34%     1.92%    1.14%    0.75%    0.43%
Portfolio Turnover Rate...............................................       50%       89%     115%      93%     238%
                                                                       --------  --------  -------  -------  -------

                                                                               DFA TWO-YEAR GOVERNMENT PORTFOLIO
                                                                       ------------------------------------------------
                                                                         YEAR      YEAR      YEAR      YEAR      YEAR
                                                                         ENDED     ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018      2017      2016      2015
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $   9.72  $   9.81  $   9.88  $   9.90  $   9.92
                                                                       --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.20      0.17      0.09      0.05      0.03
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.05     (0.11)    (0.07)     0.01      0.01
                                                                       --------  --------  --------  --------  --------
       Total from Investment Operations...............................     0.25      0.06      0.02      0.06      0.04
                                                                       --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.20)    (0.15)    (0.09)    (0.05)    (0.03)
   Net Realized Gains.................................................       --        --        --     (0.03)    (0.03)
                                                                       --------  --------  --------  --------  --------
       Total Distributions............................................    (0.20)    (0.15)    (0.09)    (0.08)    (0.06)
                                                                       --------  --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $   9.77  $   9.72  $   9.81  $   9.88  $   9.90
                                                                       ========  ========  ========  ========  ========
Total Return..........................................................     2.63%     0.60%     0.19%     0.58%     0.38%
                                                                       --------  --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $121,148  $124,210  $112,934  $115,499  $133,648
Ratio of Expenses to Average Net Assets...............................     0.26%     0.20%     0.23%     0.28%     0.28%
Ratio of Net Investment Income to Average Net Assets..................     2.06%     1.76%     0.93%     0.55%     0.31%
Portfolio Turnover Rate...............................................       57%      115%      176%      118%      262%
                                                                       --------  --------  --------  --------  --------

See page 1 - 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of twelve portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the "Portfolios") are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio,

U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                  DFA Two-Year Fixed Income Portfolio... 0.15%
                  DFA Two-Year Government Portfolio..... 0.15%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $30 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                   DFA Two-Year Fixed Income Portfolio... $5
                   DFA Two-Year Government Portfolio.....  8

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

                                          U.S. GOVERNMENT   OTHER INVESTMENT
                                             SECURITIES        SECURITIES
                                         ------------------ -----------------
                                         PURCHASES  SALES   PURCHASES  SALES
                                         --------- -------- --------- -------
   DFA Two-Year Fixed Income Portfolio..  $17,921  $ 33,837  $31,258  $83,491
   DFA Two-Year Government Portfolio....   50,311   137,226       --       --

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                     NET
                                                   REALIZED   CHANGE IN                SHARES AS
                    BALANCE AT            PROCEEDS  GAIN/    UNREALIZED   BALANCE AT      OF
                    OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31, DIVIDEND CAPITAL GAIN
                       2018      AT COST   SALES   ON SALES DEPRECIATION     2019        2019      INCOME  DISTRIBUTIONS
                    ----------- --------- -------- -------- ------------- ----------- ----------- -------- -------------
DFA TWO-YEAR FIXED
  INCOME PORTFOLIO
The DFA Short Term
  Investment Fund..     --       $71,167  $70,133     --         $1         $1,035        89        $31         --
                        --       -------  -------     --         --         ------        --        ---         --
TOTAL..............     --       $71,167  $70,133     --         $1         $1,035        89        $31         --
                        ==       =======  =======     ==         ==         ======        ==        ===         ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                             NET
                                          INVESTMENT
                                            INCOME
                                          AND SHORT-  LONG-
                                             TERM     TERM    TAX
                                           CAPITAL   CAPITAL EXEMPT
                                            GAINS     GAINS  INCOME TOTAL
                                          ---------- ------- ------ ------
     DFA Two-Year Fixed Income Portfolio
     2018................................   $1,635     --      --   $1,635
     2019................................    2,848     --      --    2,848
     DFA Two-Year Government Portfolio
     2018................................    1,767     --      --    1,767
     2019................................    2,614     --      --    2,614

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                     NET
                                                  INVESTMENT
                                                    INCOME
                                                  AND SHORT-  LONG-
                                                     TERM     TERM
                                                   CAPITAL   CAPITAL
                                                    GAINS     GAINS  TOTAL
                                                  ---------- ------- -----
    DFA Two-Year Fixed Income Portfolio..........   $(107)     --    $(107)
    DFA Two-Year Government Portfolio............     (85)     --      (85)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                      UNDISTRIBUTED
                           NET                                                   TOTAL NET
                       INVESTMENT                                              DISTRIBUTABLE
                       INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                       SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                      CAPITAL GAINS CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                      ------------- ------------- ------------- -------------- -------------
DFA Two-Year Fixed
  Income Portfolio...     $149           --          $  (301)        $100         $   (52)
DFA Two-Year
  Government
  Portfolio..........      177           --           (1,445)         (30)         (1,298)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                       UNLIMITED TOTAL
                                                       --------- ------
         DFA Two-Year Fixed Income Portfolio..........  $  301   $  301
         DFA Two-Year Government Portfolio............   1,445    1,445

   During the year ended October 31, 2019, the Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

               DFA Two-Year Fixed Income Portfolio.......... $334
               DFA Two-Year Government Portfolio............  130

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                   NET
                                                                                UNREALIZED
                                         FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                         TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                         -------- ------------ -------------- --------------
DFA Two-Year Fixed Income Portfolio..... $105,504     $111          $(16)          $ 95
DFA Two-Year Government Portfolio.......  121,298        9           (39)           (30)

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2019.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

H. SECURITIES LENDING:

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS AS
                                                                                 OF OCTOBER 31, 2019
                                                                     ---------------------------------------------------
                                                                     OVERNIGHT               BETWEEN
                                                                        AND                  30 & 90
                                                                     CONTINUOUS   <30 DAYS    DAYS     >90 DAYS  TOTAL
                                                                     ----------   --------   -------   --------  ------
SECURITIES LENDING TRANSACTIONS DFA TWO-YEAR FIXED INCOME PORTFOLIO
   Bonds, U.S. Treasury Obligations.................................   $1,033        --        --         --     $1,033

I. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

K. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                APPROXIMATE
                                                                PERCENTAGE
                                                                    OF
                                                    NUMBER OF   OUTSTANDING
                                                   SHAREHOLDERS   SHARES
                                                   ------------ -----------
     DFA Two-Year Fixed Income Portfolio..........      4           100%
     DFA Two-Year Government Portfolio............      3            92%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

L. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith,
Douglas W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly,
Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                                 OTHER DIRECTORSHIPS
                                   TERM OF                                    PORTFOLIOS WITHIN      OF PUBLIC
                                 OFFICE/1/ AND                                  THE DFA FUND       COMPANIES HELD
NAME, ADDRESS AND                 LENGTH OF     PRINCIPAL OCCUPATION DURING      COMPLEX/2/        DURING PAST 5
YEAR OF BIRTH           POSITION   SERVICE             PAST 5 YEARS               OVERSEEN             YEARS
-----------------       -------- -----------   -----------------------------  -----------------  -------------------
George M.               Director Since 1983    Leo Melamed Professor of       128 portfolios      None
Constantinides                                 Finance, University of         in 4 investment
University of Chicago                          Chicago Booth School of        companies
Booth School of                                Business (since 1978).
Business 5807 S.
Woodlawn Avenue
Chicago, IL 60637

1947

Douglas W.              Director Since 2017    Merton H. Miller               128 portfolios      None
Diamond                                        Distinguished Service          in 4 investment
c/o Dimensional Fund                           Professor of Finance,          companies
Advisors LP 6300 Bee                           University of Chicago Booth
Cave Road, Building                            School of Business (since
One Austin, TX 78746                           1988). Visiting Scholar,
                                               Federal Reserve Bank of
1953                                           Richmond (since 1990).
                                               Formerly, Fischer Black
                                               Visiting Professor of
                                               Financial Economics, Alfred
                                               P. Sloan School of
                                               Management, Massachusetts
                                               Institute of Technology (2015
                                               to 2016).

Darrell Duffie          Director Since March   Dean Witter Distinguished      128 portfolios      Formerly,
c/o Dimensional Fund             2019          Professor of Finance,          in 4 investment     Director,
Advisors LP 6300 Bee                           Graduate School of Business,   companies           Moody's
Cave Road, Building                            Stanford University (since                         Corporation
One Austin, TX 78746                           1984).                                             (financial
                                                                                                  information and
1954                                                                                              information
                                                                                                  technology)
                                                                                                  (2008-April
                                                                                                  2018).

Roger G. Ibbotson       Director Since 1981    Professor in Practice          128 portfolios      None
Yale School of                                 Emeritus of Finance, Yale      in 4 investment
Management                                     School of Management (since    companies
P.O. Box 208200 New                            1984). Chairman and Partner,
Haven, CT 06520-8200                           Zebra Capital Management, LLC
                                               (hedge fund and asset
1943                                           manager) (since 2001).
                                               Formerly, Consultant to
                                               Morningstar, Inc. (2006 -
                                               2016).

Edward P. Lazear        Director Since 2010    Distinguished Visiting         128 portfolios      None
Stanford University                            Fellow, Becker Friedman        in 4 investment
Graduate School of                             Institute for Research in      companies
Business                                       Economics, University of
Knight Management                              Chicago (since 2015). Morris
Center, E346 Stanford,                         Arnold Cox Senior Fellow,
CA 94305                                       Hoover Institution (since
                                               2002). Davies Family
1948                                           Professor of Economics,
                                               Graduate School of Business,
                                               Stanford University (since
                                               1995). Cornerstone Research
                                               (expert testimony and
                                               economic and financial
                                               analysis) (since 2009).

Myron S. Scholes        Director Since 1981    Chief Investment Strategist,   128 portfolios      Formerly,
c/o Dimensional Fund                           Janus Henderson Investors      in 4 investment     Adviser,
Advisors LP 6300 Bee                           (since 2014). Frank E. Buck    companies           Kuapay, Inc.
Cave Road, Building                            Professor of Finance,                              (2013-2014).
One Austin,                                    Emeritus, Graduate School of                       Formerly,
TX 78746                                       Business, Stanford University                      Director,
                                               (since 1981).                                      American
1941                                                                                              Century Fund
                                                                                                  Complex
                                                                                                  (registered
                                                                                                  investment
                                                                                                  companies) (43
                                                                                                  Portfolios)
                                                                                                  (1980-2014).

                                                                                                            OTHER DIRECTORSHIPS
                                  TERM OF                                                PORTFOLIOS WITHIN      OF PUBLIC
                                OFFICE/1/ AND                                              THE DFA FUND       COMPANIES HELD
NAME, ADDRESS AND                LENGTH OF                                                  COMPLEX/2/        DURING PAST 5
YEAR OF BIRTH          POSITION   SERVICE     PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN             YEARS
-----------------      -------- -----------   ------------------------------------------ -----------------  -------------------
Abbie J. Smith         Director Since 2000    Boris and Irene Stern Distinguished        128 portfolios     Director (since
University of Chicago                         Service Professor of Accounting,           in 4 investment    2000) and
Booth School of                               University of Chicago Booth School of      companies          formerly, Lead
Business 5807 S.                              Business (since 1980).                                        Director (2014-
Woodlawn Avenue                                                                                             2017), HNI
Chicago, IL 60637                                                                                           Corporation
                                                                                                            (office
1953                                                                                                        furniture);
                                                                                                            Director, Ryder
                                                                                                            System Inc.
                                                                                                            (transportation,
                                                                                                            logistics and
                                                                                                            supply-chain
                                                                                                            management)
                                                                                                            (since 2003); and
                                                                                                            Trustee, UBS
                                                                                                            Funds (3
                                                                                                            investment
                                                                                                            companies
                                                                                                            within the fund
                                                                                                            complex) (19
                                                                                                            portfolios) (since
                                                                                                            2009).

Ingrid M. Werner       Director Since March   Martin and Andrew Murrer Professor of      128 portfolios     Director, Fourth
c/o Dimensional Fund            2019          Finance, Fisher College of Business, The   in 4 investment    Swedish AP
Advisors LP 6300 Bee                          Ohio State University (since 1998).        companies          Fund (pension
Cave Road, Building                           Adjunct Member, the Prize Committee for                       fund asset
One Austin, TX 78746                          the Swedish Riksbank Prize in Economic                        management)
                                              Sciences in Memory of Alfred Nobel                            (since 2017).
1961                                          (annual award for significant scientific
                                              research contribution) (since January
                                              2018). President, Western Finance
                                              Association (global association of
                                              academic researchers and practitioners in
                                              finance) (since June 2018). Director,
                                              American Finance Association (global
                                              association of academic researchers and
                                              practitioners in finance) (since January
                                              2019). Member, Economic Advisory
                                              Committee, FINRA (since 2017).
                                              Chairman, Scientific Advisory Board,
                                              Swedish House of Finance (institute
                                              supporting academic research in finance)
                                              (since 2014). Member, Scientific Board,
                                              Danish Finance Institute (institute
                                              supporting academic research in finance)
                                              (since 2017). Member, Academic Board,
                                              Mistra Financial Systems (organization
                                              funding academic research on
                                              environment, governance and climate/
                                              sustainability in finance) (since 2016).
                                              Fellow, Center for Analytical Finance
                                              (academic research) (since
                                              2015). Associate Editor, Journal of
                                              Finance (since 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                      TERM OF                                    PORTFOLIOS WITHIN  OTHER DIRECTORSHIPS
                                    OFFICE/1/ AND                                  THE DFA FUND         OF PUBLIC
NAME, ADDRESS AND YEAR OF            LENGTH OF     PRINCIPAL OCCUPATION DURING      COMPLEX/2/        COMPANIES HELD
BIRTH                      POSITION   SERVICE             PAST 5 YEARS               OVERSEEN       DURING PAST 5 YEARS
-------------------------  -------- -----------   -----------------------------  -----------------  -------------------
  David G. Booth           Chairman Since 1981    Chairman, Director/Trustee,    128 portfolios            None
  6300 Bee Cave Road,      and                    and formerly, President and    in 4 investment
  Building One             Director               Co-Chief Executive Officer     companies
  Austin, TX 78746                                (each until March 2017) of
                                                  Dimensional Emerging Markets
  1946                                            Value Fund ("DEM"), DFAIDG,
                                                  Dimensional Investment Group
                                                  Inc. ("DIG") and The DFA
                                                  Investment Trust Company
                                                  ("DFAITC"). Executive
                                                  Chairman, and formerly,
                                                  President and Co-Chief
                                                  Executive Officer (each until
                                                  February 2017) of Dimensional
                                                  Holdings Inc., Dimensional
                                                  Fund Advisors LP, Dimensional
                                                  Investment LLC and DFA
                                                  Securities LLC (collectively
                                                  with DEM, DFAIDG, DIG and
                                                  DFAITC, the "DFA Entities").
                                                  Formerly, Chairman and
                                                  Director (2009-2018) and
                                                  Co-Chief Executive Officer
                                                  (2010 - June 2017) of
                                                  Dimensional Fund Advisors
                                                  Canada ULC. Trustee,
                                                  University of Chicago (since
                                                  2002). Trustee, University of
                                                  Kansas Endowment Association
                                                  (since 2005). Formerly,
                                                  Director of Dimensional Fund
                                                  Advisors Ltd. (2002 - July
                                                  2017), DFA Australia Limited
                                                  (1994 - July 2017),
                                                  Dimensional Advisors Ltd.
                                                  (2012 - July 2017),
                                                  Dimensional Funds plc (2006 -
                                                  July 2017) and Dimensional
                                                  Funds II plc (2006 - July
                                                  2017). Formerly, Director and
                                                  President of Dimensional
                                                  Japan Ltd. (2012 - April
                                                  2017). Formerly, President,
                                                  Dimensional SmartNest (US)
                                                  LLC (2009-2014); and Limited
                                                  Partner, VSC Investors, LLC
                                                  (2007-2015). Formerly,
                                                  Chairman, Director, President
                                                  and Co-Chief Executive
                                                  Officer of Dimensional Cayman
                                                  Commodity Fund I Ltd.
                                                  (2010-September 2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                          TERM OF
                                         OFFICE/1/
                                            AND
NAME AND YEAR OF                         LENGTH OF
BIRTH                  POSITION           SERVICE               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- --------------- ------------------------------------------------------------
Valerie A. Brown  Vice President and       Since       Vice President and Assistant Secretary of
1967              Assistant Secretary       2001
                                                           .  all the DFA Entities (since 2001)

                                                           .  DFA Australia Limited (since 2002)

                                                           .  Dimensional Fund Advisors Ltd. (since 2002)

                                                           .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                           .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                           .  Dimensional Hong Kong Limited (since 2012)

                                                       Director, Vice President and Assistant Secretary (since
                                                       2003) of

                                                           .  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner  Vice President and       Since       Vice President and Assistant Secretary of
1982              Assistant Secretary  September 2019
                                                           .  DFAIDG, DIG, DFAITC and DEM (since September 2019)

                                                       Vice President (since January 2018) of

                                                           .  Dimensional Holdings Inc.

                                                           .  Dimensional Fund Advisors LP

                                                           .  Dimensional Investment LLC

                                                           .  DFA Securities LLC

David P. Butler   Co-Chief Executive     Since 2017    Co-Chief Executive Officer (since 2017) of
1964              Officer
                                                           .  all the DFA entities

                                                       Director (since 2017) of

                                                           .  Dimensional Holdings Inc.

                                                           .  Dimensional Fund Advisors Canada ULC

                                                           .  Dimensional Japan Ltd.

                                                           .  Dimensional Advisors Ltd.

                                                           .  Dimensional Fund Advisors Ltd.

                                                           .  DFA Australia Limited

                                                       Director and Co-Chief Executive Officer (since 2017) of

                                                           .  Dimensional Cayman Commodity Fund I Ltd.

                                                       Head of Global Financial Advisor Services (since 2007) for

                                                           .  Dimensional Fund Advisors LP

                                                       Formerly, Vice President (2007 - 2017) of

                                                           .  all the DFA Entities

Stephen A. Clark  Executive Vice         Since 2017    Executive Vice President (since 2017) of
1972              President
                                                           .  all the DFA entities

                                                       Director and Vice President (since 2016) of

                                                           .  Dimensional Japan Ltd.

                                                       President and Director (since 2016) of

                                                           .  Dimensional Fund Advisors Canada ULC

                                                       Vice President (since 2008) and Director (since 2016) of

                                                           .  DFA Australia Limited

                                                       Director (since 2016) of

                                                           .  Dimensional Advisors Ltd.

                                                           .  Dimensional Fund Advisors Pte. Ltd.

                                                           .  Dimensional Hong Kong Limited

                                                       Vice President (since 2016) of

                                                           .  Dimensional Fund Advisors Pte. Ltd.

                                                       Formerly, Vice President (2004 - 2017) of

                                                           .  all the DFA Entities

                                                       Formerly, Vice President (2010 - 2016) of

                                                           .  Dimensional Fund Advisors Canada ULC

                                                       Formerly, Head of Institutional, North America (2012 -
                                                       2013) and Head of Global Institutional Services (2014-2018)
                                                       for

                                                           .  Dimensional Fund Advisors LP

                                             TERM OF OFFICE/1/
NAME AND YEAR OF                               AND LENGTH
BIRTH                       POSITION           OF SERVICE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------     ----------------------- ----------------   -----------------------------------------------------------
Christopher S.       Vice President and        Since 2004       Vice President and Global Chief Compliance Officer (since
Crossan              Global Chief                               2004) of
1965                 Compliance Officer
                                                                    .  all the DFA Entities

                                                                    .  DFA Australia Limited

                                                                    .  Dimensional Fund Advisors Ltd.

                                                                Chief Compliance Officer (since 2006) and Chief Privacy
                                                                Officer (since 2015) of

                                                                    .  Dimensional Fund Advisors Canada ULC

                                                                Chief Compliance Officer of

                                                                    .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                                    .  Dimensional Japan Ltd. (since 2017)

                                                                Formerly, Vice President and Global Chief Compliance
                                                                Officer (2010 - 2014) for

                                                                    .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle    Vice President, Chief   Vice President     Vice President, Chief Financial Officer, and Treasurer
1958                 Financial Officer, and    since 2015       (since 2016) of
                     Treasurer                  and Chief
                                                Financial           .  all the DFA Entities
                                                 Officer
                                                   and              .  Dimensional Advisors Ltd.
                                             Treasurer since
                                                  2016              .  Dimensional Fund Advisors Ltd.

                                                                    .  Dimensional Hong Kong Limited

                                                                    .  Dimensional Cayman Commodity Fund I Ltd.

                                                                    .  Dimensional Fund Advisors Canada ULC

                                                                    .  Dimensional Fund Advisors Pte. Ltd.

                                                                    .  DFA Australia Limited

                                                                Director (since 2016) for

                                                                    .  Dimensional Funds plc

                                                                    .  Dimensional Funds II plc

                                                                Formerly, interim Chief Financial Officer and interim
                                                                Treasurer (2016) of

                                                                    .  all the DFA Entities

                                                                    .  Dimensional Fund Advisors LP

                                                                    .  Dimensional Fund Advisors Ltd.

                                                                    .  DFA Australia Limited

                                                                    .  Dimensional Advisors Ltd.

                                                                    .  Dimensional Fund Advisors Pte. Ltd.

                                                                    .  Dimensional Hong Kong Limited

                                                                    .  Dimensional Cayman Commodity Fund I Ltd.

                                                                    .  Dimensional Fund Advisors Canada ULC

                                                                Formerly, Controller (2015 - 2016) of

                                                                    .  all the DFA Entities

                                                                    .  Dimensional Fund Advisors LP

                                                                Formerly, Vice President (2008 - 2015) of

                                                                    .  T. Rowe Price Group, Inc.

                                                                Formerly, Director of Investment Treasury and Treasurer
                                                                (2008 - 2015) of

                                                                    .  the T. Rowe Price Funds

Jeff J. Jeon         Vice President               Since         Vice President (since 2004) and Assistant Secretary
1973                                              2004          (2017-2019) of

                                                                    .  all the DFA Entities

                                                                Vice President and Assistant Secretary (since 2010) of

                                                                    .  Dimensional Cayman Commodity Fund I Ltd.

Joy Lopez            Vice President and      Vice President     Vice President (since 2015) of
1971                 Assistant Treasurer       since 2015
                                                   and              .  all the DFA Entities
                                                Assistant
                                                Treasurer       Assistant Treasurer (since 2017) of
                                               since 2017
                                                                    .  the DFA Fund Complex

                                                                Formerly, Senior Tax Manager (2013 - 2015) for

                                                                    .  Dimensional Fund Advisors LP

Kenneth M. Manell    Vice President            Since 2010       Vice President (since 2010) of
1972
                                                                    .  all the DFA Entities

                                                                    .  Dimensional Cayman Commodity Fund I Ltd.

Catherine L. Newell  President and General      President       President (since 2017) of
1964                 Counsel                   since 2017
                                                   and              .  the DFA Fund Complex
                                             General Counsel
                                               since 2001       General Counsel (since 2001) of

                                                                    .  All the DFA Entities

                                                                Executive Vice President (since 2017) and Secretary (since
                                                                2000) of

                                           TERM OF
                                        OFFICE/1/ AND
NAME AND YEAR OF                          LENGTH OF
BIRTH                    POSITION          SERVICE               PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------    ------------------- --------------- ------------------------------------------------------------
                                                            .  Dimensional Fund Advisors LP

                                                            .  Dimensional Holdings Inc.

                                                            .  DFA Securities LLC

                                                            .  Dimensional Investment LLC

                                                        Director (since 2002), Vice President (since 1997) and
                                                        Secretary (since 2002) of

                                                            .  DFA Australia Limited

                                                            .  Dimensional Fund Advisors Ltd.

                                                        Vice President and Secretary of

                                                            .  Dimensional Fund Advisors Canada ULC (since 2003)

                                                            .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                            .  Dimensional Japan Ltd. (since 2012)

                                                            .  Dimensional Advisors Ltd (since 2012)

                                                            .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                        Director of

                                                            .  Dimensional Funds plc (since 2002)

                                                            .  Dimensional Funds II plc (since 2006)

                                                            .  Director of Dimensional Japan Ltd. (since 2012)

                                                            .  Dimensional Advisors Ltd. (since 2012)

                                                            .  Dimensional Fund Advisors Pte. Ltd. (since 2012)

                                                            .  Dimensional Hong Kong Limited (since 2012)

                                                        Formerly, Vice President and Secretary (2010 - 2014) of

                                                            .  Dimensional SmartNest (US) LLC

                                                        Formerly, Vice President (1997 - 2017) and Secretary (2000
                                                        - 2017) of

                                                            .  the DFA Fund Complex

                                                        Formerly, Vice President of

                                                            .  Dimensional Fund Advisors LP (1997 - 2017)

                                                            .  Dimensional Holdings Inc. (2006 - 2017)

                                                            .  DFA Securities LLC (1997 - 2017)

                                                            .  Dimensional Investment LLC (2009 - 2017)

Selwyn Notelovitz   Vice President and    Since 2013    Vice President and Deputy Chief Compliance Officer of
1961                Deputy Chief
                    Compliance Officer                      .  the DFA Fund Complex (since 2013)

                                                            .  Dimensional Fund Advisors LP (since 2012)

Carolyn L. O        Vice President and  Vice President  Vice President (since 2010) and Secretary (since 2017) of
1974                Secretary             since 2010
                                             and            .  the DFA Fund Complex
                                          Secretary
                                          since 2017    Vice President (since 2010) and Assistant Secretary (since
                                                        2016) of

                                                            .  Dimensional Fund Advisors LP

                                                            .  Dimensional Holdings Inc.

                                                            .  Dimensional Investment LLC

                                                        Vice President of

                                                            .  DFA Securities LLC (since 2010)

                                                            .  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

                                                            .  Dimensional Fund Advisors Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive     Co-Chief     Co-Chief Executive Officer and Chief Investment Officer
1976                Officer and Chief     Executive     (since 2017) of
                    Investment Officer     Officer
                                          and Chief         .  all the DFA Entities
                                          Investment
                                           Officer          .  Dimensional Fund Advisors Canada ULC
                                          since 2017
                                                        Director, Chief Investment Officer and Vice President
                                                        (since 2017) of

                                                            .  DFA Australia Limited

                                                        Chief Investment Officer (since 2017) and Vice President
                                                        (since 2016) of

                                                            .  Dimensional Japan Ltd.

                                                        Director, Co-Chief Executive Officer and Chief Investment
                                                        Officer (since 2017) of

                                                            .  Dimensional Cayman Commodity Fund I Ltd.

                                                        Director of

                                                            .  Dimensional Funds plc (since 2014)

                                                            .  Dimensional Fund II plc (since 2014)

                                                            .  Dimensional Holdings Inc. (since 2017)

                                                        Formerly, Co-Chief Investment Officer of

                                                            .  Dimensional Japan Ltd. (2016 - 2017)

                             TERM OF
                            OFFICE/1/ AND
NAME AND YEAR OF            LENGTH OF
BIRTH             POSITION   SERVICE                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  --------  -----------    -----------------------------------------------------------
                                               .  DFA Australia Limited (2014 - 2017)

                                           Formerly, Executive Vice President (2017) and Co-Chief
                                           Investment Officer (2014 - 2017) of

                                               .  all the DFA Entities

                                           Formerly, Vice President (2007 - 2017) of

                                               .  all the DFA Entities

                                           Formerly, Vice President and Co-Chief Investment Officer
                                           (2014 - 2017) of

                                               .  Dimensional Fund Advisors Canada ULC

                                           Formerly, Director (2017 - 2018) of

                                               .  Dimensional Fund Advisors Pte. Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                   QUALIFYING
                                                                                                       FOR
                          NET                                                                       CORPORATE
DFA INVESTMENT        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DIMENSIONS GROUP        INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
INC.                 DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
----------------     ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
DFA One-Year Fixed
  Income Portfolio..      100%          --            --          --         --          100%          --           --
DFA Two-Year Global
  Fixed Income
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Selectively
  Hedged Global
  Fixed Income
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Five-Year
  Global Fixed
  Income Portfolio..      100%          --            --          --         --          100%          --           --
DFA World ex U.S.
  Government Fixed
  Income Portfolio..       95%          --             5%         --         --          100%          --           --
DFA Short-Term
  Government
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Intermediate
  Government Fixed
  Income Portfolio..      100%          --            --          --         --          100%          --           --
DFA Short-Term
  Extended Quality
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA
  Intermediate-Term
  Extended Quality
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Targeted Credit
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Global Core
  Plus Fixed Income
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Investment
  Grade Portfolio...      100%          --            --          --         --          100%          --           --
DFA Diversified
  Fixed Income
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA LTIP Portfolio..       85%          --            15%         --         --          100%          --           --
DFA Inflation-
  Protected
  Securities
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Short-Duration
  Real Return
  Portfolio.........      100%          --            --          --         --          100%          --           --
DFA Municipal Real
  Return Portfolio..       --           --            --          --        100%         100%          --           --
DFA California
  Municipal Real
  Return Portfolio..       --           --            --          --        100%         100%          --           --
DFA Municipal Bond
  Portfolio.........       --           --            --          --        100%         100%          --           --
DFA Short-Term
  Municipal Bond
  Portfolio.........       --           --            --          --        100%         100%          --           --

                                                                   QUALIFYING
                                                                     SHORT-
DFA INVESTMENT           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DIMENSIONS GROUP      GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
INC.                 INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
----------------     ------------ ---------- ---------- ---------- ----------
DFA One-Year Fixed
  Income Portfolio..      15%         --         --         39%        --
DFA Two-Year Global
  Fixed Income
  Portfolio.........       7%         --         --         18%        --
DFA Selectively
  Hedged Global
  Fixed Income
  Portfolio.........       9%         --         --         38%        --
DFA Five-Year
  Global Fixed
  Income Portfolio..       1%         --         --          5%        --
DFA World ex U.S.
  Government Fixed
  Income Portfolio..      --          --         --         --         --
DFA Short-Term
  Government
  Portfolio.........     100%         --         --        100%        --
DFA Intermediate
  Government Fixed
  Income Portfolio..      94%         --         --        100%        --
DFA Short-Term
  Extended Quality
  Portfolio.........       6%         --         --         46%        --
DFA
  Intermediate-Term
  Extended Quality
  Portfolio.........       2%         --         --         85%        --
DFA Targeted Credit
  Portfolio.........      --          --         --         72%        --
DFA Global Core
  Plus Fixed Income
  Portfolio.........       1%         --         --         40%        --
DFA Investment
  Grade Portfolio...      34%         --         --         95%        --
DFA Diversified
  Fixed Income
  Portfolio.........       3%         --         --          4%        --
DFA LTIP Portfolio..      41%         --         --         41%        --
DFA Inflation-
  Protected
  Securities
  Portfolio.........      30%         --         --         30%        --
DFA Short-Duration
  Real Return
  Portfolio.........       4%         --         --         53%        --
DFA Municipal Real
  Return Portfolio..      --          --         --         --         --
DFA California
  Municipal Real
  Return Portfolio..      --          --         --         --         --
DFA Municipal Bond
  Portfolio.........      --          --         --         --         --
DFA Short-Term
  Municipal Bond
  Portfolio.........      --          --         --          1%        --

                See accompanying Notes to Financial Statements.

                                                                                                   QUALIFYING
                                                                                                       FOR
"                         NET                                                                       CORPORATE
DFA INVESTMENT        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DIMENSIONS GROUP        INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
INC.                 DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
----------------     ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
DFA
  Intermediate-Term
  Municipal Bond
  Portfolio.........       --           --            --          --        100%         100%          --           --
DFA California
  Short- Term
  Municipal Bond
  Portfolio.........       --           --            --          --        100%         100%          --           --
DFA California
  Intermediate-Term
  Municipal Bond
  Portfolio.........       --           --            --          --        100%         100%          --           --
DFA NY Municipal
  Bond Portfolio....       --           --            --          --        100%         100%          --           --
DFA MN Municipal
  Bond Portfolio....       --           --            --          --        100%         100%          --           --
DFA Oregon
  Municipal Bond
  Portfolio.........       --           --            --          --        100%         100%          --           --
DIMENSIONAL
  INVESTMENT GROUP
  INC.
----------------
DFA Two-Year Fixed
  Income Portfolio..      100%          --            --          --         --          100%          --           --
DFA Two-Year
  Government
  Portfolio.........      100%          --            --          --         --          100%          --           --

                                                                   QUALIFYING
"                                                                    SHORT-
DFA INVESTMENT           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DIMENSIONS GROUP      GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
INC.                 INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
----------------     ------------ ---------- ---------- ---------- ----------
DFA
  Intermediate-Term
  Municipal Bond
  Portfolio.........      --          --         --         --         --
DFA California
  Short- Term
  Municipal Bond
  Portfolio.........      --          --         --         --         --
DFA California
  Intermediate-Term
  Municipal Bond
  Portfolio.........      --          --         --         --         --
DFA NY Municipal
  Bond Portfolio....      --          --         --         --         --
DFA MN Municipal
  Bond Portfolio....      --          --         --         --         --
DFA Oregon
  Municipal Bond
  Portfolio.........      --          --         --         --         --
DIMENSIONAL
  INVESTMENT GROUP
  INC.
----------------
DFA Two-Year Fixed
  Income Portfolio..      14%         --         --         37%        --
DFA Two-Year
  Government
  Portfolio.........     100%         --         --        100%        --

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

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

[GRAPHIC] Recycled Recyclable                                   DFA103119-024A
                                                                      00237501

 LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

DFA SOCIAL FIXED INCOME PORTFOLIO

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,


 LOGO                                  LOGO
DAVID P. BUTLER                       GERARD K. O'REILLY
Co-Chief Executive Officer            Co-Chief Executive Officer and
                                      Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..........................   1
      Performance Charts...............................................   3
      Management's Discussion and Analysis.............................   7
      Disclosure of Fund Expenses......................................  13
      Disclosure of Portfolio Holdings.................................  15
      Summary Schedules of Portfolio Holdings/Schedules of Investments.
          U.S. Social Core Equity 2 Portfolio..........................  17
          U.S. Sustainability Core 1 Portfolio.........................  20
          International Sustainability Core 1 Portfolio................  23
          International Social Core Equity Portfolio...................  27
          Emerging Markets Sustainability Core 1 Portfolio.............  31
          Emerging Markets Social Core Equity Portfolio................  35
          DFA Social Fixed Income Portfolio............................  39
          DFA Global Sustainability Fixed Income Portfolio.............  49
      Statements of Assets and Liabilities.............................  57
      Statements of Operations.........................................  59
      Statements of Changes in Net Assets..............................  61
      Financial Highlights.............................................  64
      Notes to Financial Statements....................................  68
      Report of Independent Registered Public Accounting Firm..........  85
   FUND MANAGEMENT.....................................................  86
      Board of Directors or Trustees Table.............................  87
   VOTING PROXIES ON FUND PORTFOLIO SECURITIES.........................  94
   NOTICE TO SHAREHOLDERS..............................................  95

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/SCHEDULES OF INVESTMENTS

Investment Abbreviations

P.L.C. Public Limited Company
ADR    American Depositary Receipt
SA     Special Assessment
GDR    Global Depositary Receipt
LIBOR  London Interbank Offered Rate
CAD    Canadian Dollars
EUR    Euro
GBP    British Pounds
SEK    Swedish Krona
USD    United States Dollar
AUD    Australian Dollars
DKK    Danish Krone
JPY    Japanese Yen

Investment Footnotes

+      See Note B to Financial Statements.
++ Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*      Non-Income Producing Securities.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.
#      Total or Partial Securities on Loan.
(double right angle quote)Securities that have generally been fair value factored. See Note B to Financial Statements.
^      Denominated in USD, unless otherwise noted.
W Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund's Liquidity Guidelines. The liquidity determination is unaudited.
(r)    The adjustable rate shown is effective as of October 31, 2019.

FINANCIAL HIGHLIGHTS
--------------------

(A)    Computed using average shares outstanding.
(B)    Non-Annualized
(C)    Annualized
(D) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

CONTINUED

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

--     Amounts designated as -- are either zero or rounded to zero.
SEC    Securities and Exchange Commission
(a)    Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]

                           U.S. Social Core                  Russell 3000/R/
                          Equity 2 Portfolio                      Index
                      -------------------------          -----------------------
     10/31/2009               $10,000                            $10,000
     11/30/2009                10,411                             10,568
     12/31/2009                10,903                             10,869
      1/31/2010                10,475                             10,478
      2/28/2010                10,964                             10,833
      3/31/2010                11,776                             11,516
      4/30/2010                12,266                             11,764
      5/31/2010                11,271                             10,835
      6/30/2010                10,446                             10,212
      7/31/2010                11,230                             10,921
      8/31/2010                10,508                             10,407
      9/30/2010                11,644                             11,389
     10/31/2010                12,075                             11,834
     11/30/2010                12,338                             11,903
     12/31/2010                13,354                             12,710
      1/31/2011                13,617                             12,987
      2/28/2011                14,283                             13,460
      3/31/2011                14,465                             13,521
      4/30/2011                14,760                             13,923
      5/31/2011                14,480                             13,764
      6/30/2011                14,207                             13,517
      7/31/2011                13,740                             13,208
      8/31/2011                12,651                             12,415
      9/30/2011                11,382                             11,452
     10/31/2011                12,990                             12,770
     11/30/2011                12,943                             12,735
     12/31/2011                13,001                             12,840
      1/31/2012                13,724                             13,488
      2/29/2012                14,336                             14,058
      3/31/2012                14,674                             14,492
      4/30/2012                14,517                             14,397
      5/31/2012                13,463                             13,507
      6/30/2012                13,935                             14,036
      7/31/2012                13,998                             14,175
      8/31/2012                14,456                             14,529
      9/30/2012                14,872                             14,910
     10/31/2012                14,761                             14,653
     11/30/2012                14,888                             14,767
     12/31/2012                15,277                             14,948
      1/31/2013                16,261                             15,768
      2/28/2013                16,454                             15,977
      3/31/2013                17,135                             16,603
      4/30/2013                17,200                             16,875
      5/31/2013                17,879                             17,273
      6/30/2013                17,700                             17,049
      7/31/2013                18,738                             17,983
      8/31/2013                18,154                             17,481
      9/30/2013                18,920                             18,131
     10/31/2013                19,702                             18,901
     11/30/2013                20,353                             19,450
     12/31/2013                20,941                             19,963
      1/31/2014                20,042                             19,332
      2/28/2014                20,958                             20,249
      3/31/2014                21,255                             20,357
      4/30/2014                21,155                             20,381
      5/31/2014                21,522                             20,826
      6/30/2014                22,255                             21,348
      7/31/2014                21,618                             20,927
      8/31/2014                22,489                             21,805
      9/30/2014                21,677                             21,351
     10/31/2014                22,165                             21,938
     11/30/2014                22,501                             22,470
     12/31/2014                22,617                             22,470
      1/31/2015                21,669                             21,844
      2/28/2015                23,065                             23,109
      3/31/2015                22,899                             22,874
      4/30/2015                22,986                             22,978
      5/31/2015                23,193                             23,295
      6/30/2015                22,888                             22,906
      7/31/2015                22,801                             23,289
      8/31/2015                21,551                             21,883
      9/30/2015                20,782                             21,245
     10/31/2015                22,280                             22,923
     11/30/2015                22,455                             23,050
     12/31/2015                21,568                             22,577
      1/31/2016                20,213                             21,303
      2/29/2016                20,409                             21,296
      3/31/2016                21,952                             22,796
      4/30/2016                22,131                             22,937
      5/31/2016                22,453                             23,347
      6/30/2016                22,276                             23,395
      7/31/2016                23,229                             24,324
      8/31/2016                23,499                             24,386
      9/30/2016                23,562                             24,424
     10/31/2016                23,038                             23,896
     11/30/2016                24,861                             24,965
     12/31/2016                25,403                             25,452
      1/31/2017                25,787                             25,931
      2/28/2017                26,482                             26,896
      3/31/2017                26,404                             26,914
      4/30/2017                26,624                             27,200
      5/31/2017                26,533                             27,478
      6/30/2017                26,959                             27,726
      7/31/2017                27,401                             28,249
      8/31/2017                27,124                             28,303
      9/30/2017                28,240                             28,993
     10/31/2017                28,795                             29,626
     11/30/2017                29,811                             30,526
     12/31/2017                30,225                             30,831
      1/31/2018                31,616                             32,456
      2/28/2018                30,319                             31,259
      3/31/2018                29,909                             30,632
      4/30/2018                29,984                             30,748
      5/31/2018                30,850                             31,616
      6/30/2018                31,010                             31,823
      7/31/2018                31,916                             32,879
      8/31/2018                32,917                             34,034
      9/30/2018                32,694                             34,090
     10/31/2018                30,003                             31,580
     11/30/2018                30,438                             32,213
     12/31/2018                27,208                             29,215
      1/31/2019                29,803                             31,722            Past performance is not
      2/28/2019                30,984                             32,838            predictive of future
      3/31/2019                31,015                             33,317            performance.
      4/30/2019                32,550                             34,648
      5/31/2019                29,946                             32,406            The returns shown do not
      6/30/2019                32,248                             34,682            reflect the deduction of
      7/31/2019                32,775                             35,197            taxes that a shareholder
      8/31/2019                31,585                             34,480            would pay on fund
      9/30/2019                32,504                             35,085            distributions or the
     10/31/2019                33,130                             35,840            redemption of fund shares.

                                                                                    Russell data copyright (C)
                AVERAGE ANNUAL         ONE         FIVE         TEN                 Russell Investment Group
                TOTAL RETURN           YEAR        YEARS       YEARS                1995-2019, all rights
                ------------------------------------------------------------        reserved.
                                      10.43%       8.37%       12.73%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. SUSTAINABILITY CORE 1 PORTFOLIO VS.
RUSSELL 3000(R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]

                        U.S. Sustainability                   Russell 3000/R/
                          Core 1 Portfolio                         Index
                      ------------------------           -----------------------
     10/31/2009               $10,000                            $10,000
     11/30/2009                10,479                             10,568
     12/31/2009                10,900                             10,869
      1/31/2010                10,542                             10,478
      2/28/2010                10,949                             10,833
      3/31/2010                11,675                             11,516
      4/30/2010                12,058                             11,764
      5/31/2010                11,082                             10,835
      6/30/2010                10,373                             10,212
      7/31/2010                11,079                             10,921
      8/31/2010                10,447                             10,407
      9/30/2010                11,492                             11,389
     10/31/2010                11,915                             11,834
     11/30/2010                12,065                             11,903
     12/31/2010                12,936                             12,710
      1/31/2011                13,199                             12,987
      2/28/2011                13,724                             13,460
      3/31/2011                13,864                             13,521
      4/30/2011                14,215                             13,923
      5/31/2011                14,014                             13,764
      6/30/2011                13,771                             13,517
      7/31/2011                13,407                             13,208
      8/31/2011                12,476                             12,415
      9/30/2011                11,360                             11,452
     10/31/2011                12,787                             12,770
     11/30/2011                12,774                             12,735
     12/31/2011                12,851                             12,840
      1/31/2012                13,549                             13,488
      2/29/2012                14,158                             14,058
      3/31/2012                14,516                             14,492
      4/30/2012                14,376                             14,397
      5/31/2012                13,409                             13,507
      6/30/2012                13,898                             14,036
      7/31/2012                14,000                             14,175
      8/31/2012                14,434                             14,529
      9/30/2012                14,846                             14,910
     10/31/2012                14,654                             14,653
     11/30/2012                14,782                             14,767
     12/31/2012                15,042                             14,948
      1/31/2013                15,963                             15,768
      2/28/2013                16,158                             15,977
      3/31/2013                16,831                             16,603
      4/30/2013                17,000                             16,875
      5/31/2013                17,572                             17,273
      6/30/2013                17,372                             17,049
      7/31/2013                18,416                             17,983
      8/31/2013                17,894                             17,481
      9/30/2013                18,629                             18,131
     10/31/2013                19,402                             18,901
     11/30/2013                20,018                             19,450
     12/31/2013                20,560                             19,963
      1/31/2014                19,845                             19,332
      2/28/2014                20,786                             20,249
      3/31/2014                20,939                             20,357
      4/30/2014                20,886                             20,381
      5/31/2014                21,311                             20,826
      6/30/2014                21,945                             21,348
      7/31/2014                21,398                             20,927
      8/31/2014                22,318                             21,805
      9/30/2014                21,698                             21,351
     10/31/2014                22,246                             21,938
     11/30/2014                22,661                             22,470
     12/31/2014                22,696                             22,470
      1/31/2015                21,960                             21,844
      2/28/2015                23,337                             23,109
      3/31/2015                23,159                             22,874
      4/30/2015                23,241                             22,978
      5/31/2015                23,528                             23,295
      6/30/2015                23,227                             22,906
      7/31/2015                23,392                             23,289
      8/31/2015                22,089                             21,883
      9/30/2015                21,361                             21,245
     10/31/2015                22,931                             22,923
     11/30/2015                23,096                             23,050
     12/31/2015                22,417                             22,577
      1/31/2016                21,102                             21,303
      2/29/2016                21,242                             21,296
      3/31/2016                22,761                             22,796
      4/30/2016                22,761                             22,937
      5/31/2016                23,183                             23,347
      6/30/2016                22,990                             23,395
      7/31/2016                24,004                             24,324
      8/31/2016                24,174                             24,386
      9/30/2016                24,233                             24,424
     10/31/2016                23,667                             23,896
     11/30/2016                25,095                             24,965
     12/31/2016                25,536                             25,452
      1/31/2017                25,994                             25,931
      2/28/2017                26,896                             26,896
      3/31/2017                26,939                             26,914
      4/30/2017                27,226                             27,200
      5/31/2017                27,356                             27,478
      6/30/2017                27,685                             27,726
      7/31/2017                28,218                             28,249
      8/31/2017                28,161                             28,303
      9/30/2017                28,989                             28,993
     10/31/2017                29,626                             29,626
     11/30/2017                30,697                             30,526
     12/31/2017                30,989                             30,831
      1/31/2018                32,691                             32,456
      2/28/2018                31,546                             31,259
      3/31/2018                30,926                             30,632
      4/30/2018                31,058                             30,748
      5/31/2018                31,867                             31,616
      6/30/2018                32,133                             31,823
      7/31/2018                33,181                             32,879
      8/31/2018                34,553                             34,034
      9/30/2018                34,460                             34,090
     10/31/2018                31,603                             31,580
     11/30/2018                32,122                             32,213
     12/31/2018                28,905                             29,215
      1/31/2019                31,575                             31,722            Past performance is not
      2/28/2019                32,745                             32,838            predictive of future
      3/31/2019                32,998                             33,317            performance.
      4/30/2019                34,608                             34,648
      5/31/2019                32,170                             32,406            The returns shown do not
      6/30/2019                34,562                             34,682            reflect the deduction of
      7/31/2019                35,181                             35,197            taxes that a shareholder
      8/31/2019                34,124                             34,480            would pay on fund
      9/30/2019                34,927                             35,085            distributions or the
     10/31/2019                35,836                             35,840            redemption of fund shares.

                                                                                    Russell data copyright (C)
               AVERAGE ANNUAL         ONE         FIVE          TEN                 Russell Investment Group
               TOTAL RETURN           YEAR        YEARS        YEARS                1995-2019, all rights
               -------------------------------------------------------------        reserved.
                                     13.39%       10.00%       13.61%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]

                  International Sustainability          MSCI World ex USA Index
                     Core 1 Portfolio                       (net dividends)
                 ------------------------------     ----------------------------------
      10/31/2009           $10,000                             $10,000
      11/30/2009            10,273                              10,247
      12/31/2009            10,418                              10,411
       1/31/2010             9,974                               9,923
       2/28/2010             9,974                               9,913
       3/31/2010            10,692                              10,551
       4/30/2010            10,587                              10,394
       5/31/2010             9,359                               9,247
       6/30/2010             9,207                               9,113
       7/31/2010            10,146                               9,955
       8/31/2010             9,750                               9,658
       9/30/2010            10,745                              10,584
      10/31/2010            11,129                              10,961
      11/30/2010            10,665                              10,497
      12/31/2010            11,619                              11,342
       1/31/2011            11,886                              11,586
       2/28/2011            12,327                              12,016
       3/31/2011            12,103                              11,775
       4/30/2011            12,759                              12,417
       5/31/2011            12,410                              12,049
       6/30/2011            12,191                              11,877
       7/31/2011            11,906                              11,681
       8/31/2011            10,848                              10,694
       9/30/2011             9,641                               9,620
      10/31/2011            10,527                              10,555
      11/30/2011            10,227                              10,067
      12/31/2011             9,988                               9,958
       1/31/2012            10,647                              10,495
       2/29/2012            11,183                              11,072
       3/31/2012            11,191                              10,990
       4/30/2012            10,957                              10,804
       5/31/2012             9,705                               9,572
       6/30/2012            10,303                              10,199
       7/31/2012            10,275                              10,326
       8/31/2012            10,624                              10,621
       9/30/2012            10,960                              10,943
      10/31/2012            11,072                              11,020
      11/30/2012            11,311                              11,252
      12/31/2012            11,795                              11,592
       1/31/2013            12,290                              12,162
       2/28/2013            12,149                              12,041
       3/31/2013            12,304                              12,136
       4/30/2013            12,813                              12,689
       5/31/2013            12,544                              12,405
       6/30/2013            12,196                              11,940
       7/31/2013            12,885                              12,575
       8/31/2013            12,727                              12,413
       9/30/2013            13,686                              13,291
      10/31/2013            14,104                              13,737
      11/30/2013            14,190                              13,821
      12/31/2013            14,466                              14,029
       1/31/2014            13,915                              13,463
       2/28/2014            14,727                              14,197
       3/31/2014            14,692                              14,134
       4/30/2014            14,853                              14,357
       5/31/2014            15,043                              14,579
       6/30/2014            15,256                              14,786
       7/31/2014            14,856                              14,522
       8/31/2014            14,916                              14,534
       9/30/2014            14,236                              13,937
      10/31/2014            14,043                              13,715
      11/30/2014            14,058                              13,884
      12/31/2014            13,598                              13,422
       1/31/2015            13,583                              13,375
       2/28/2015            14,434                              14,174
       3/31/2015            14,211                              13,937
       4/30/2015            14,853                              14,540
       5/31/2015            14,868                              14,414
       6/30/2015            14,489                              14,005
       7/31/2015            14,565                              14,227
       8/31/2015            13,626                              13,190
       9/30/2015            13,054                              12,524
      10/31/2015            13,890                              13,467
      11/30/2015            13,814                              13,252
      12/31/2015            13,562                              13,015
       1/31/2016            12,783                              12,119
       2/29/2016            12,493                              11,949
       3/31/2016            13,418                              12,761
       4/30/2016            13,663                              13,171
       5/31/2016            13,724                              13,022
       6/30/2016            13,157                              12,626
       7/31/2016            13,809                              13,248
       8/31/2016            13,902                              13,260
       9/30/2016            14,100                              13,421
      10/31/2016            13,788                              13,160
      11/30/2016            13,570                              12,949
      12/31/2016            13,944                              13,372
       1/31/2017            14,445                              13,770
       2/28/2017            14,602                              13,929
       3/31/2017            15,055                              14,283
       4/30/2017            15,558                              14,586
       5/31/2017            16,044                              15,073
       6/30/2017            16,146                              15,087
       7/31/2017            16,638                              15,536
       8/31/2017            16,670                              15,532
       9/30/2017            17,086                              15,935
      10/31/2017            17,326                              16,153
      11/30/2017            17,469                              16,316
      12/31/2017            17,745                              16,609
       1/31/2018            18,628                              17,383
       2/28/2018            17,777                              16,557
       3/31/2018            17,649                              16,271
       4/30/2018            17,841                              16,644
       5/31/2018            17,568                              16,329
       6/30/2018            17,292                              16,150
       7/31/2018            17,666                              16,546
       8/31/2018            17,422                              16,233
       9/30/2018            17,439                              16,360
      10/31/2018            15,904                              15,060
      11/30/2018            15,920                              15,047
      12/31/2018            14,989                              14,269
       1/31/2019            16,107                              15,287
       2/28/2019            16,518                              15,680
       3/31/2019            16,563                              15,760                    Past performance is not
       4/30/2019            17,155                              16,206                    predictive of future
       5/31/2019            16,200                              15,440                    performance.
       6/30/2019            17,166                              16,357
       7/31/2019            16,816                              16,160                    The returns shown do not
       8/31/2019            16,532                              15,763                    reflect the deduction of
       9/30/2019            17,024                              16,205                    taxes that a shareholder
      10/31/2019            17,695                              16,729                    would pay on fund
                                                                                          distributions or the
                                                                                          redemption of fund shares.
                  AVERAGE ANNUAL          ONE          FIVE          TEN
                  TOTAL RETURN            YEAR         YEARS        YEARS                 MSCI data copyright MSCI
                  ---------------------------------------------------------------         2019, all rights reserved.
                                         11.26%        4.73%        5.87%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
NOVEMBER 1, 2012-OCTOBER 31, 2019

                                         [CHART]

                      International Social Core          MSCI World ex USA Index
                          Equity Portfolio                  (net dividends)
                     --------------------------         -------------------------
    11/01/2012                $10,000                           $10,000
    11/30/2012                 10,070                            10,146
    12/31/2012                 10,534                            10,452
     1/31/2013                 10,969                            10,966
     2/28/2013                 10,828                            10,857
     3/31/2013                 10,939                            10,943
     4/30/2013                 11,394                            11,442
     5/31/2013                 11,091                            11,185
     6/30/2013                 10,755                            10,766
     7/31/2013                 11,408                            11,339
     8/31/2013                 11,316                            11,193
     9/30/2013                 12,152                            11,984
    10/31/2013                 12,581                            12,386
    11/30/2013                 12,622                            12,462
    12/31/2013                 12,889                            12,650
     1/31/2014                 12,455                            12,139
     2/28/2014                 13,188                            12,802
     3/31/2014                 13,158                            12,744
     4/30/2014                 13,303                            12,945
     5/31/2014                 13,438                            13,145
     6/30/2014                 13,658                            13,332
     7/31/2014                 13,290                            13,095
     8/31/2014                 13,321                            13,105
     9/30/2014                 12,605                            12,567
    10/31/2014                 12,405                            12,367
    11/30/2014                 12,320                            12,519
    12/31/2014                 11,983                            12,103
     1/31/2015                 11,876                            12,060
     2/28/2015                 12,676                            12,780
     3/31/2015                 12,416                            12,567
     4/30/2015                 13,068                            13,111
     5/31/2015                 13,068                            12,997
     6/30/2015                 12,785                            12,628
     7/31/2015                 12,752                            12,828
     8/31/2015                 11,984                            11,894
     9/30/2015                 11,469                            11,293
    10/31/2015                 12,197                            12,143
    11/30/2015                 12,132                            11,950
    12/31/2015                 11,893                            11,735
     1/31/2016                 11,139                            10,927
     2/29/2016                 10,954                            10,775
     3/31/2016                 11,830                            11,506
     4/30/2016                 12,203                            11,876
     5/31/2016                 12,137                            11,742
     6/30/2016                 11,710                            11,385
     7/31/2016                 12,277                            11,945
     8/31/2016                 12,388                            11,956
     9/30/2016                 12,624                            12,102
    10/31/2016                 12,434                            11,867
    11/30/2016                 12,311                            11,676
    12/31/2016                 12,643                            12,058
     1/31/2017                 13,160                            12,417
     2/28/2017                 13,250                            12,560
     3/31/2017                 13,576                            12,879
     4/30/2017                 13,925                            13,152
     5/31/2017                 14,297                            13,591
     6/30/2017                 14,421                            13,604
     7/31/2017                 14,979                            14,009
     8/31/2017                 15,024                            14,005
     9/30/2017                 15,447                            14,369
    10/31/2017                 15,665                            14,565
    11/30/2017                 15,791                            14,712
    12/31/2017                 16,139                            14,977
     1/31/2018                 16,947                            15,674
     2/28/2018                 16,139                            14,930
     3/31/2018                 15,989                            14,671
     4/30/2018                 16,278                            15,008
     5/31/2018                 16,012                            14,724
     6/30/2018                 15,705                            14,562
     7/31/2018                 15,997                            14,920
     8/31/2018                 15,647                            14,638
     9/30/2018                 15,721                            14,752
    10/31/2018                 14,278                            13,580
    11/30/2018                 14,184                            13,568
    12/31/2018                 13,335                            12,866
     1/31/2019                 14,410                            13,784
     2/28/2019                 14,718                            14,139
     3/31/2019                 14,658                            14,211              Past performance is not
     4/30/2019                 15,168                            14,613              predictive of future
     5/31/2019                 14,196                            13,922              performance.
     6/30/2019                 15,006                            14,749
     7/31/2019                 14,657                            14,572              The returns shown do not
     8/31/2019                 14,236                            14,213              reflect the deduction of
     9/30/2019                 14,746                            14,612              taxes that a shareholder
    10/31/2019                 15,303                            15,085              would pay on fund
                                                                                     distributions or the
                                                                                     redemption of fund shares.
               AVERAGE ANNUAL        ONE         FIVE          SINCE
               TOTAL RETURN          YEAR        YEARS       INCEPTION               MSCI data copyright MSCI
               --------------------------------------------------------------        2019, all rights reserved.
                                     7.18%       4.29%         6.27%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
MARCH 27, 2018-OCTOBER 31, 2019

                                          [CHART]

                          Emerging Markets                MSCI Emerging
                           Sustainability                 Markets Index
                          Core 1 Portfolio               (net dividends)
                         ------------------            -------------------
       3/27/2018             $10,000                         $10,000
       3/31/2018              10,040                           9,885
       4/30/2018               9,860                           9,841
       5/31/2018               9,460                           9,492
       6/30/2018               9,022                           9,098
       7/31/2018               9,233                           9,298
       8/31/2018               8,982                           9,046
       9/30/2018               8,814                           8,998
      10/31/2018               8,087                           8,215
      11/30/2018               8,491                           8,553
      12/31/2018               8,314                           8,327
       1/31/2019               9,002                           9,056
       2/28/2019               8,971                           9,076
       3/31/2019               9,042                           9,152
       4/30/2019               9,184                           9,345          Past performance is not
       5/31/2019               8,657                           8,667          predictive of future
       6/30/2019               9,135                           9,208          performance.
       7/31/2019               8,922                           9,095
       8/31/2019               8,575                           8,652          The returns shown do not
       9/30/2019               8,776                           8,817          reflect the deduction of
      10/31/2019               9,126                           9,189          taxes that a shareholder
                                                                              would pay on fund
                                                                              distributions or the
                AVERAGE ANNUAL               ONE          SINCE               redemption of fund shares.
                TOTAL RETURN                 YEAR       INCEPTION
                -------------------------------------------------------       MSCI data copyright MSCI
                                            12.85%       -5.56%               2019, all rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO VS.
MSCI EMERGING MARKETS INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                           [CHART]

                        Emerging Markets Social         MSCI Emerging Markets Index
                         Core Equity Portfolio                (net dividends)
                      ----------------------------     -----------------------------

      10/31/2009                $10,000                          $10,000
      11/30/2009                 10,626                           10,430
      12/31/2009                 11,078                           10,841
       1/31/2010                 10,467                           10,237
       2/28/2010                 10,572                           10,273
       3/31/2010                 11,527                           11,102
       4/30/2010                 11,640                           11,237
       5/31/2010                 10,471                           10,248
       6/30/2010                 10,536                           10,173
       7/31/2010                 11,512                           11,020
       8/31/2010                 11,345                           10,806
       9/30/2010                 12,692                           12,007
      10/31/2010                 13,063                           12,356
      11/30/2010                 12,728                           12,029
      12/31/2010                 13,671                           12,888
       1/31/2011                 13,264                           12,538
       2/28/2011                 13,051                           12,421
       3/31/2011                 13,783                           13,152
       4/30/2011                 14,292                           13,560
       5/31/2011                 13,875                           13,204
       6/30/2011                 13,669                           13,001
       7/31/2011                 13,622                           12,943
       8/31/2011                 12,405                           11,786
       9/30/2011                 10,281                           10,068
      10/31/2011                 11,588                           11,402
      11/30/2011                 11,090                           10,642
      12/31/2011                 10,764                           10,513
       1/31/2012                 12,022                           11,706
       2/29/2012                 12,826                           12,407
       3/31/2012                 12,419                           11,993
       4/30/2012                 12,107                           11,850
       5/31/2012                 10,830                           10,521
       6/30/2012                 11,320                           10,927
       7/31/2012                 11,310                           11,140
       8/31/2012                 11,414                           11,103
       9/30/2012                 12,078                           11,773
      10/31/2012                 11,983                           11,701
      11/30/2012                 12,155                           11,850
      12/31/2012                 12,955                           12,429
       1/31/2013                 13,064                           12,601
       2/28/2013                 12,975                           12,442
       3/31/2013                 12,813                           12,228
       4/30/2013                 12,932                           12,320
       5/31/2013                 12,557                           12,004
       6/30/2013                 11,623                           11,240
       7/31/2013                 11,791                           11,357
       8/31/2013                 11,513                           11,162
       9/30/2013                 12,350                           11,888
      10/31/2013                 12,910                           12,466
      11/30/2013                 12,680                           12,284
      12/31/2013                 12,547                           12,106
       1/31/2014                 11,723                           11,320
       2/28/2014                 12,145                           11,695
       3/31/2014                 12,577                           12,054
       4/30/2014                 12,668                           12,094
       5/31/2014                 13,080                           12,516
       6/30/2014                 13,415                           12,849
       7/31/2014                 13,536                           13,097
       8/31/2014                 13,920                           13,392
       9/30/2014                 12,975                           12,400
      10/31/2014                 13,036                           12,546
      11/30/2014                 12,924                           12,413
      12/31/2014                 12,390                           11,841
       1/31/2015                 12,483                           11,912
       2/28/2015                 12,852                           12,281
       3/31/2015                 12,575                           12,106
       4/30/2015                 13,415                           13,037
       5/31/2015                 12,923                           12,515
       6/30/2015                 12,558                           12,190
       7/31/2015                 11,723                           11,345
       8/31/2015                 10,683                           10,319
       9/30/2015                 10,447                           10,009
      10/31/2015                 11,071                           10,723
      11/30/2015                 10,717                           10,304
      12/31/2015                 10,470                           10,075
       1/31/2016                  9,968                            9,421
       2/29/2016                  9,958                            9,406
       3/31/2016                 11,266                           10,650
       4/30/2016                 11,392                           10,708
       5/31/2016                 10,909                           10,309
       6/30/2016                 11,508                           10,721
       7/31/2016                 12,174                           11,260
       8/31/2016                 12,290                           11,540
       9/30/2016                 12,465                           11,689
      10/31/2016                 12,496                           11,716
      11/30/2016                 11,816                           11,177
      12/31/2016                 11,850                           11,202
       1/31/2017                 12,587                           11,815
       2/28/2017                 13,057                           12,176
       3/31/2017                 13,500                           12,484
       4/30/2017                 13,745                           12,757
       5/31/2017                 14,044                           13,134
       6/30/2017                 14,183                           13,266
       7/31/2017                 14,913                           14,057
       8/31/2017                 15,268                           14,371
       9/30/2017                 15,159                           14,314
      10/31/2017                 15,625                           14,815
      11/30/2017                 15,723                           14,845
      12/31/2017                 16,271                           15,378
       1/31/2018                 17,450                           16,660
       2/28/2018                 16,664                           15,891
       3/31/2018                 16,566                           15,596
       4/30/2018                 16,337                           15,527
       5/31/2018                 15,769                           14,977
       6/30/2018                 14,972                           14,355
       7/31/2018                 15,422                           14,670
       8/31/2018                 15,038                           14,273
       9/30/2018                 14,804                           14,198
      10/31/2018                 13,564                           12,961
      11/30/2018                 14,173                           13,495
      12/31/2018                 13,850                           13,138
       1/31/2019                 15,022                           14,288
       2/28/2019                 14,955                           14,320
       3/31/2019                 15,089                           14,440                Past performance is not
       4/30/2019                 15,290                           14,744                predictive of future
       5/31/2019                 14,419                           13,675                performance.
       6/30/2019                 15,266                           14,528
       7/31/2019                 14,896                           14,350                The returns shown do not
       8/31/2019                 14,256                           13,651                reflect the deduction of
       9/30/2019                 14,639                           13,911                taxes that a shareholder
      10/31/2019                 15,219                           14,498                would pay on fund
                                                                                        distributions or the
                                                                                        redemption of fund shares.
                 AVERAGE ANNUAL          ONE          FIVE          TEN
                 TOTAL RETURN            YEAR         YEARS        YEARS                MSCI data copyright MSCI
                 ---------------------------------------------------------------        2019, all rights reserved.
                                        12.20%        3.15%        4.29%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DFA SOCIAL FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX
APRIL 5, 2016-OCTOBER 31, 2019

                                          [CHART]

                          DFA Social Fixed              Bloomberg Barclays
                          Income Portfolio           U.S. Aggregate Bond Index
                         ------------------         ---------------------------
        4/5/2016             $10,000                         $10,000
       4/30/2016               9,973                          10,010
       5/31/2016               9,955                          10,012
       6/30/2016              10,148                          10,192
       7/31/2016              10,196                          10,257
       8/31/2016              10,142                          10,245
       9/30/2016              10,159                          10,239
      10/31/2016              10,075                          10,161
      11/30/2016               9,809                           9,920
      12/31/2016               9,812                           9,934
       1/31/2017               9,853                           9,954
       2/28/2017               9,917                          10,021
       3/31/2017               9,925                          10,015
       4/30/2017              10,010                          10,093
       5/31/2017              10,088                          10,170
       6/30/2017              10,065                          10,160
       7/31/2017              10,122                          10,204
       8/31/2017              10,222                          10,295
       9/30/2017              10,140                          10,246
      10/31/2017              10,148                          10,252
      11/30/2017              10,121                          10,239
      12/31/2017              10,140                          10,286
       1/31/2018               9,998                          10,168
       2/28/2018               9,914                          10,071
       3/31/2018               9,966                          10,136
       4/30/2018               9,871                          10,061
       5/31/2018               9,932                          10,132
       6/30/2018               9,925                          10,120
       7/31/2018               9,938                          10,122
       8/31/2018              10,011                          10,187
       9/30/2018               9,944                          10,122
      10/31/2018               9,895                          10,042
      11/30/2018               9,941                          10,102
      12/31/2018              10,108                          10,287
       1/31/2019              10,250                          10,397
       2/28/2019              10,257                          10,391               Past performance is not
       3/31/2019              10,491                          10,590               predictive of future
       4/30/2019              10,515                          10,593               performance.
       5/31/2019              10,709                          10,781
       6/30/2019              10,860                          10,916               The returns shown do not
       7/31/2019              10,894                          10,940               reflect the deduction of
       8/31/2019              11,183                          11,224               taxes that a shareholder
       9/30/2019              11,106                          11,164               would pay on fund
      10/31/2019              11,154                          11,198               distributions or the
                                                                                   redemption of fund shares.

                AVERAGE ANNUAL         ONE           SINCE                         Bloomberg Barclays data
                TOTAL RETURN           YEAR        INCEPTION                       provided by Bloomberg
                -----------------------------------------------------------        Finance L.P.
                                      12.72%         3.10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO VS.
BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX (HEDGED TO USD)
NOVEMBER 6, 2018-OCTOBER 31, 2019

                                            [CHART]

                                DFA Global                 Bloomberg Barclays
                           Sustainability Fixed       Global Aggregate Bond Index
                            Income Portfolio               (hedged to USD)
                           ------------------            -------------------
         11/6/2018              $10,000                        $10,000
        11/30/2018               10,010                         10,063
        12/31/2018               10,115                         10,208
         1/31/2019               10,255                         10,317
         2/28/2019               10,295                         10,329               Past performance is not
         3/31/2019               10,530                         10,514               predictive of future
         4/30/2019               10,561                         10,520               performance.
         5/31/2019               10,702                         10,672
         6/30/2019               10,876                         10,821               The returns shown do not
         7/31/2019               11,017                         10,906               reflect the deduction of
         8/31/2019               11,240                         11,154               taxes that a shareholder
         9/30/2019               11,165                         11,102               would pay on fund
        10/31/2019               11,165                         11,083               distributions or the
                                                                                     redemption of fund shares.

                   AVERAGE ANNUAL                    SINCE                           Bloomberg Barclays data
                   TOTAL RETURN                    INCEPTION                         provided by Bloomberg
                   ----------------------------------------------------------        Finance L.P.
                                                    11.65%

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

              Russell 3000(R) Index........................ 13.49%
              Russell 1000(R) Index (large-cap stocks)..... 14.15%
              Russell Midcap(R) Index (mid-cap stocks)..... 13.72%
              Russell 2000(R) Index (small-cap stocks).....  4.90%
              Russell Microcap(R) Index (micro-cap stocks). -3.27%
              Dow Jones U.S. Select REIT Index/SM/......... 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

         Russell 1000(R) Value Index (large-cap value stocks)... 11.21%
         Russell 1000(R) Growth Index (large-cap growth stocks). 17.10%
         Russell 2000(R) Value Index (small-cap value stocks)...  3.22%
         Russell 2000(R) Growth Index (small-cap growth stocks).  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

   The U.S. Social Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,300 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 10.43% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

   The U.S. Sustainability Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio further adjusts the weights of all eligible companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,200 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 13.39% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance. Conversely, the Portfolio's lesser allocation to the energy sector (due to the Portfolio's sustainability screens) contributed positively to relative performance, as the energy sector generally underperformed.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                              RETURN IN U.S. DOLLARS
                                              ----------------------
           MSCI World ex USA Index...........         11.08%
           MSCI World ex USA Mid Cap Index...         10.71%
           MSCI World ex USA Small Cap Index.          8.61%
           MSCI World ex USA Value Index.....          5.95%
           MSCI World ex USA Growth Index....         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................     4.57%             9.16%
                  United Kingdom....................     5.73%             7.08%
                  France............................    14.29%            12.54%
                  Canada............................    11.54%            11.45%
                  Switzerland.......................    16.43%            18.69%
                  Germany...........................     9.14%             7.46%
                  Australia.........................    20.12%            16.76%
                  Netherlands.......................    21.77%            20.09%
                  Hong Kong.........................    15.60%            15.63%
                  Spain.............................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI Emerging Markets Index...........         11.86%
         MSCI Emerging Markets Mid Cap Index...         11.08%
         MSCI Emerging Markets Small Cap Index.          9.69%
         MSCI Emerging Markets Value Index.....          6.00%
         MSCI Emerging Markets Growth Index....         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    12.94%            12.90%
              Korea........................     7.43%             5.22%
              Taiwan.......................    20.39%            22.38%
              India........................    12.67%            17.46%
              Brazil.......................    22.35%            13.21%
              South Africa.................    10.59%             8.41%
              Russia.......................    31.36%            34.30%
              Thailand.....................    -4.10%             5.28%
              Mexico.......................     1.02%             6.71%
              Saudi Arabia.................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

   The International Sustainability Core 1 Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio further adjusts the weights of companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 4,000 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 11.26% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's general exclusion of high emissions securities (due to the Portfolio's sustainability screens) had a positive impact on performance relative to the benchmark, as these stocks generally underperformed. Partially offsetting the benefit of the Portfolio's sustainability screens, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks, as small-caps underperformed large-caps for the period.

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

   The International Social Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 4,500 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 7.18% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks. At the sector level, the Portfolio's lesser allocation to health care (due to the Portfolio's social screens) had a negative impact on relative performance, as the health care sector generally outperformed.

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

   The Emerging Markets Sustainability Core 1 Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio further adjusts the weights of companies based on environmental and social sustainability considerations, emphasizing companies with higher sustainability scores and excluding or deemphasizing companies with lower sustainability scores. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,800 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 12.85% for the Portfolio and 11.86% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Portfolio's exclusion of certain high emissions securities (due to the Portfolio's sustainability screens) had a positive impact on performance relative to the benchmark, as these stocks generally underperformed. Partially offsetting the benefit of the Portfolio's sustainability screens, the Portfolio's greater emphasis on low relative price (value) stocks and consequent lesser allocation to high relative price (growth) stocks detracted from relative performance, as value stocks underperformed growth stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

   The Emerging Markets Social Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio excludes from purchase companies and industries that do not pass the Portfolio's social issue screens. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 4,300 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 12.20% for the Portfolio and 11.86% for the MSCI Emerging Markets Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was generally determined by broad trends in emerging markets rather than by the behavior of a limited number of stocks. The Portfolio's exclusions of certain health care and tobacco securities (due to the Portfolio's social screens) had a positive impact on performance relative to the benchmark, as these stocks generally underperformed. Partially offsetting the benefit of the Portfolio's social screens, the Portfolio's greater emphasis on low relative price (value) stocks and consequent lesser allocation to high relative price (growth) stocks detracted from relative performance, as value stocks underperformed growth stocks in emerging markets for the period. With small-cap stocks underperforming large-cap stocks in emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks.

FIXED INCOME MARKET REVIEW                    12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                       OCTOBER 31, 2018 OCTOBER 31, 2019 CHANGE
                                       ---------------- ---------------- ------
 One-Month Treasury Bill (yield)......       2.20%            1.59%      -0.61%
 Ten-Year U.S. Treasury Notes (yield).       3.15%            1.69%      -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DFA SOCIAL FIXED INCOME PORTFOLIO

   The DFA Social Fixed Income Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio seeks to limit its investment to securities that are consistent with the Portfolio's social issue screens. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio's benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio decreased to 5.73 years as of October 31, 2019, from 5.92 years on October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 12.72% for the Portfolio and 11.51% for the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio's benchmark. Although the U.S. yield curve flattened during the period, it was still upwardly sloped in the intermediate and longer end, indicating positive expected term premiums for intermediate-term strategies. Realized term premiums were positive during the period. Credit spreads were little changed during the period and realized credit premiums were also positive. The Portfolio's underweight to securities in the one- to five-year maturity range and overweight to securities in the intermediate segment of the yield curve contributed positively to performance relative to the benchmark. The Portfolio's overweight to corporate securities also contributed positively to relative performance.

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

   The DFA Global Sustainability Fixed Income Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio seeks to limit its investment to securities that are consistent with the Portfolio's sustainability screens. The Portfolio generally maintains a weighted average duration of no more than half a year greater than, and no less than one year less than, the weighted average duration of the Portfolio's benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The average duration of the Portfolio was 6.83 years as of October 31, 2019.

   From its inception on November 6, 2018, through October 31, 2019, total returns were 11.65% for the Portfolio and 10.83% for the Bloomberg Barclays Global Aggregate Bond Index (hedged to USD), the Portfolio's benchmark. Although global developed yield curves generally flattened during the period, they were still upwardly sloped in the intermediate and longer end, indicating positive expected term premiums for intermediate-term strategies. Realized term premiums were positive during the period. Credit spreads remained relatively unchanged during the period and realized credit premiums were also positive. The Portfolio's underweight to securities in the one- to six-year maturity range and overweight to intermediate-term securities contributed positively to performance relative to the benchmark. The Portfolio's overweight to corporate securities also contributed positively to relative performance. The exclusion of certain high emissions securities (due to the Portfolio's sustainability screens) did not have a material impact on performance relative to the benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                      BEGINNING  ENDING               EXPENSES
                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                        VALUE    VALUE     EXPENSE     DURING
                                      05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                      --------- --------- ---------- ----------
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
-----------------------------------
Actual Fund Return................... $1,000.00 $1,017.80    0.29%     $1.47
Hypothetical 5% Annual Return........ $1,000.00 $1,023.74    0.29%     $1.48

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
------------------------------------
Actual Fund Return................... $1,000.00 $1,035.50    0.25%     $1.28
Hypothetical 5% Annual Return........ $1,000.00 $1,023.95    0.25%     $1.28

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                      BEGINNING  ENDING               EXPENSES
                                                       ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                        VALUE    VALUE     EXPENSE     DURING
                                                      05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                      --------- --------- ---------- ----------
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
---------------------------------------------
Actual Fund Return................................... $1,000.00 $1,031.40    0.36%     $1.84
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.39    0.36%     $1.84

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
------------------------------------------
Actual Fund Return................................... $1,000.00 $1,008.90    0.35%     $1.77
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.44    0.35%     $1.79

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
------------------------------------------------
Actual Fund Return................................... $1,000.00 $  992.60    0.65%     $3.26
Hypothetical 5% Annual Return........................ $1,000.00 $1,021.93    0.65%     $3.31

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
---------------------------------------------
Actual Fund Return................................... $1,000.00 $  995.40    0.55%     $2.77
Hypothetical 5% Annual Return........................ $1,000.00 $1,022.43    0.55%     $2.80

DFA SOCIAL FIXED INCOME PORTFOLIO
---------------------------------
Actual Fund Return................................... $1,000.00 $1,060.80    0.27%     $1.40
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.84    0.27%     $1.38

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO (2)
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,057.20    0.28%     $1.45
Hypothetical 5% Annual Return........................ $1,000.00 $1,023.79    0.28%     $1.43

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)DFA Global Sustainability Fixed Income Portfolio commenced operations on November 6, 2018. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (359), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 184 day period for the year ended October 31, 2019 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                         Communication Services.   8.3%
                         Consumer Discretionary.  12.9%
                         Consumer Staples.......   4.8%
                         Energy.................   5.3%
                         Financials.............  17.8%
                         Health Care............   6.4%
                         Industrials............  14.3%
                         Information Technology.  22.7%
                         Materials..............   4.7%
                         Real Estate............   0.4%
                         Utilities..............   2.4%
                                                 -----
                                                 100.0%

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                         Communication Services.   9.7%
                         Consumer Discretionary.  13.4%
                         Consumer Staples.......   5.6%
                         Energy.................   2.0%
                         Financials.............  17.5%
                         Health Care............  13.3%
                         Industrials............  13.0%
                         Information Technology.  20.8%
                         Materials..............   3.4%
                         Real Estate............   0.3%
                         Utilities..............   1.0%
                                                 -----
                                                 100.0%

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                         Communication Services.   6.6%
                         Consumer Discretionary.  15.2%
                         Consumer Staples.......   8.1%
                         Energy.................   1.8%
                         Financials.............  17.9%
                         Health Care............   9.3%
                         Industrials............  19.6%
                         Information Technology.   7.6%
                         Materials..............   8.4%
                         Real Estate............   3.3%
                         Utilities..............   2.2%
                                                 -----
                                                 100.0%

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                         Communication Services.   6.8%
                         Consumer Discretionary.  13.5%
                         Consumer Staples.......   5.6%
                         Energy.................   7.2%
                         Financials.............  17.9%
                         Health Care............   2.9%
                         Industrials............  19.0%
                         Information Technology.   7.0%
                         Materials..............  12.8%
                         Real Estate............   3.5%
                         Utilities..............   3.8%
                                                 -----
                                                 100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                         Communication Services.   8.7%
                         Consumer Discretionary.  12.8%
                         Consumer Staples.......   8.2%
                         Energy.................   2.7%
                         Financials.............  19.5%
                         Health Care............   4.5%
                         Industrials............   9.8%
                         Information Technology.  19.8%
                         Materials..............   6.7%
                         Real Estate............   4.1%
                         Utilities..............   3.2%
                                                 -----
                                                 100.0%

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                         Communication Services.   8.0%
                         Consumer Discretionary.  10.8%
                         Consumer Staples.......   6.6%
                         Energy.................   6.3%
                         Financials.............  19.9%
                         Health Care............   1.8%
                         Industrials............   8.4%
                         Information Technology.  20.1%
                         Materials..............  10.4%
                         Real Estate............   4.1%
                         Utilities..............   3.6%
                                                 -----
                                                 100.0%

FIXED INCOME PORTFOLIOS

                       DFA SOCIAL FIXED INCOME PORTFOLIO

                           Corporate..........  42.3%
                           Government.........  43.6%
                           Foreign Corporate..  12.1%
                           Foreign Government.   1.8%
                           Supranational......   0.2%
                                               -----
                                               100.0%

               DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

                           Corporate..........  36.5%
                           Government.........   9.3%
                           Foreign Corporate..  23.4%
                           Foreign Government.  22.6%
                           Supranational......   8.2%
                                               -----
                                               100.0%

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                PERCENTAGE
                                         SHARES     VALUE+    OF NET ASSETS++
                                         ------- ------------ ---------------
  COMMON STOCKS -- (96.5%)
  COMMUNICATION SERVICES -- (8.0%)
  *   Alphabet, Inc., Class A...........   4,983 $  6,272,600       0.5%
  *   Alphabet, Inc., Class C...........   5,216    6,572,734       0.5%
      AT&T, Inc......................... 342,304   13,175,281       1.1%
  *   Charter Communications, Inc.,
      Class A...........................   7,207    3,371,867       0.3%
      Comcast Corp., Class A............ 228,530   10,242,715       0.8%
  *   Facebook, Inc., Class A...........  63,263   12,124,354       1.0%
      Verizon Communications, Inc....... 211,773   12,805,913       1.0%
      Walt Disney Co. (The).............  32,227    4,186,932       0.3%
      Other Securities..................           34,166,854       2.7%
                                                 ------------      ----
  TOTAL COMMUNICATION SERVICES..........          102,919,250       8.2%
                                                 ------------      ----
  CONSUMER DISCRETIONARY -- (12.4%)
  *   Amazon.com, Inc...................  15,492   27,524,017       2.2%
  *   Booking Holdings, Inc.............   1,827    3,743,103       0.3%
      Home Depot, Inc. (The)............  19,012    4,459,835       0.4%
      Lowe's Cos., Inc..................  27,546    3,074,409       0.3%
      NIKE, Inc., Class B...............  44,845    4,015,870       0.3%
      Other Securities..................          117,693,798       9.4%
                                                 ------------      ----
  TOTAL CONSUMER DISCRETIONARY..........          160,511,032      12.9%
                                                 ------------      ----
  CONSUMER STAPLES -- (4.6%)
      Coca-Cola Co. (The)...............  72,635    3,953,523       0.3%
      Costco Wholesale Corp.............  16,399    4,872,307       0.4%
      PepsiCo, Inc......................  50,849    6,974,957       0.6%
      Walmart, Inc......................  59,224    6,944,606       0.6%
      Other Securities..................           37,005,817       2.9%
                                                 ------------      ----
  TOTAL CONSUMER STAPLES................           59,751,210       4.8%
                                                 ------------      ----
  ENERGY -- (5.1%)
      Chevron Corp......................  73,150    8,495,641       0.7%
      ConocoPhillips....................  60,765    3,354,228       0.3%
      Exxon Mobil Corp.................. 165,360   11,173,375       0.9%
      Other Securities..................           43,068,579       3.4%
                                                 ------------      ----
  TOTAL ENERGY..........................           66,091,823       5.3%
                                                 ------------      ----
  FINANCIALS -- (17.2%)
      American Express Co...............  31,320    3,673,210       0.3%
      Bank of America Corp.............. 242,830    7,593,294       0.6%
  *   Berkshire Hathaway, Inc., Class B.  54,157   11,512,695       0.9%
      Citigroup, Inc....................  62,166    4,467,249       0.4%
      JPMorgan Chase & Co............... 125,349   15,658,597       1.3%
      Wells Fargo & Co.................. 163,973    8,465,926       0.7%
      Other Securities..................          170,152,959      13.5%
                                                 ------------      ----
  TOTAL FINANCIALS......................          221,523,930      17.7%
                                                 ------------      ----
  HEALTH CARE -- (6.1%)
      Abbott Laboratories...............  34,459    2,881,117       0.2%
  *   Cigna Corp........................  17,801    3,176,766       0.3%
      CVS Health Corp...................  47,059    3,124,247       0.3%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                           PERCENTAGE
                                                 SHARES       VALUE+     OF NET ASSETS++
                                                --------- -------------- ---------------
HEALTH CARE -- (Continued)
   Other Securities............................           $   69,980,782       5.5%
                                                          --------------      ----
TOTAL HEALTH CARE..............................               79,162,912       6.3%
                                                          --------------      ----
INDUSTRIALS -- (13.8%)
   3M Co.......................................    25,793      4,255,587       0.4%
   Caterpillar, Inc............................    27,830      3,834,974       0.3%
   Honeywell International, Inc................    26,006      4,492,016       0.4%
   Union Pacific Corp..........................    27,184      4,497,865       0.4%
   United Parcel Service, Inc., Class B........    25,100      2,890,767       0.2%
   United Technologies Corp....................    26,217      3,764,237       0.3%
   Other Securities............................              154,156,235      12.3%
                                                          --------------      ----
TOTAL INDUSTRIALS..............................              177,891,681      14.3%
                                                          --------------      ----
INFORMATION TECHNOLOGY -- (21.9%)
   Accenture P.L.C., Class A...................    24,451      4,533,704       0.4%
   Apple, Inc..................................   208,373     51,834,867       4.2%
   Broadcom, Inc...............................    10,135      2,968,035       0.2%
   Cisco Systems, Inc..........................   191,138      9,080,966       0.7%
   Intel Corp..................................   240,711     13,607,393       1.1%
   International Business Machines Corp........    38,616      5,164,118       0.4%
   Lam Research Corp...........................    12,865      3,486,930       0.3%
   Mastercard, Inc., Class A...................    33,358      9,233,828       0.8%
*  Micron Technology, Inc......................    62,936      2,992,607       0.3%
   Microsoft Corp..............................   267,065     38,289,109       3.1%
   Oracle Corp.................................    98,998      5,394,401       0.4%
   QUALCOMM, Inc...............................    41,440      3,333,434       0.3%
   Texas Instruments, Inc......................    36,031      4,251,298       0.4%
   Visa, Inc., Class A.........................    38,166      6,826,371       0.6%
   Other Securities............................              121,985,176       9.5%
                                                          --------------      ----
TOTAL INFORMATION TECHNOLOGY...................              282,982,237      22.7%
                                                          --------------      ----
MATERIALS -- (4.6%)
   Other Securities............................               58,857,717       4.7%
                                                          --------------      ----
REAL ESTATE -- (0.4%)
   Other Securities............................                4,531,934       0.4%
                                                          --------------      ----
UTILITIES -- (2.4%)
   Other Securities............................               30,403,742       2.4%
                                                          --------------      ----
TOTAL COMMON STOCKS............................            1,244,627,468      99.7%
                                                          --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
   Other Security..............................                   26,927       0.0%
                                                          --------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $877,576,700)..........................            1,244,654,395
                                                          --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
   State Street Institutional U.S. Government
     Money Market Fund, 1.752%................. 2,898,710      2,898,710       0.2%
                                                          --------------      ----

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                           SHARES       VALUE+     OF NET ASSETS++
                                          --------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (3.3%)
@(S)  The DFA Short Term Investment Fund. 3,613,810 $   41,815,396        3.4%
                                                    --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $922,286,636)....................           $1,289,368,501      103.3%
                                                    ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                  LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                               -------------- ----------- ------- --------------
Common Stocks
   Communication Services..... $  102,919,250          --   --    $  102,919,250
   Consumer Discretionary.....    160,509,743 $     1,289   --       160,511,032
   Consumer Staples...........     59,751,210          --   --        59,751,210
   Energy.....................     66,091,823          --   --        66,091,823
   Financials.................    221,519,105       4,825   --       221,523,930
   Health Care................     79,162,912          --   --        79,162,912
   Industrials................    177,891,681          --   --       177,891,681
   Information Technology.....    282,982,237          --   --       282,982,237
   Materials..................     58,857,717          --   --        58,857,717
   Real Estate................      4,531,934          --   --         4,531,934
   Utilities..................     30,403,742          --   --        30,403,742
Preferred Stocks
   Communication Services.....         26,927          --   --            26,927
Temporary Cash Investments....      2,898,710          --   --         2,898,710
Securities Lending Collateral.             --  41,815,396   --        41,815,396
                               -------------- -----------   --    --------------
TOTAL......................... $1,247,546,991 $41,821,510   --    $1,289,368,501
                               ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                  PERCENTAGE
                                           SHARES     VALUE+    OF NET ASSETS++
                                           ------- ------------ ---------------
COMMON STOCKS -- (97.2%)
COMMUNICATION SERVICES -- (9.4%)
*   Alphabet, Inc., Class A...............  18,055 $ 22,727,634       1.1%
*   Alphabet, Inc., Class C...............  18,843   23,744,253       1.1%
    AT&T, Inc............................. 352,908   13,583,429       0.7%
*   Charter Communications, Inc., Class A.  13,951    6,527,115       0.3%
    Comcast Corp., Class A................ 365,646   16,388,254       0.8%
*   Facebook, Inc., Class A............... 149,071   28,569,457       1.4%
    Verizon Communications, Inc........... 312,629   18,904,676       0.9%
    Walt Disney Co. (The).................  83,682   10,871,965       0.5%
    Other Securities......................           61,644,270       2.9%
                                                   ------------      ----
TOTAL COMMUNICATION SERVICES..............          202,961,053       9.7%
                                                   ------------      ----
CONSUMER DISCRETIONARY -- (13.0%)
*   Amazon.com, Inc.......................  38,076   67,648,106       3.2%
*   Booking Holdings, Inc.................   3,545    7,262,890       0.4%
    Home Depot, Inc. (The)................  74,439   17,461,901       0.8%
    Lowe's Cos., Inc......................  58,579    6,538,002       0.3%
    NIKE, Inc., Class B................... 147,990   13,252,504       0.6%
    Other Securities......................          168,598,889       8.1%
                                                   ------------      ----
TOTAL CONSUMER DISCRETIONARY..............          280,762,292      13.4%
                                                   ------------      ----
CONSUMER STAPLES -- (5.5%)
    Costco Wholesale Corp.................  40,941   12,163,981       0.6%
    PepsiCo, Inc..........................  70,456    9,664,450       0.5%
    Procter & Gamble Co. (The)............ 144,797   18,028,674       0.9%
    Walmart, Inc.......................... 100,017   11,727,993       0.6%
    Other Securities......................           66,160,507       3.0%
                                                   ------------      ----
TOTAL CONSUMER STAPLES....................          117,745,605       5.6%
                                                   ------------      ----
ENERGY -- (1.9%)
    Other Securities......................           41,855,641       2.0%
                                                   ------------      ----
FINANCIALS -- (17.0%)
    American Express Co...................  54,653    6,409,704       0.3%
    Bank of America Corp.................. 518,970   16,228,192       0.8%
    Citigroup, Inc........................ 147,905   10,628,453       0.5%
    JPMorgan Chase & Co................... 306,362   38,270,741       1.8%
    Travelers Cos., Inc. (The)............  51,006    6,684,846       0.3%
    Wells Fargo & Co...................... 210,250   10,855,207       0.5%
    Other Securities......................          276,811,094      13.2%
                                                   ------------      ----
TOTAL FINANCIALS..........................          365,888,237      17.4%
                                                   ------------      ----
HEALTH CARE -- (13.0%)
    AbbVie, Inc...........................  79,907    6,356,602       0.3%
    Amgen, Inc............................  56,803   12,113,240       0.6%
*   Celgene Corp..........................  59,184    6,393,648       0.3%
*   Cigna Corp............................  52,287    9,331,138       0.5%
    CVS Health Corp....................... 127,451    8,461,472       0.4%
    Gilead Sciences, Inc.................. 108,362    6,903,743       0.3%
    Johnson & Johnson..................... 187,162   24,712,870       1.2%
    Medtronic P.L.C.......................  65,622    7,146,236       0.4%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                           SHARES       VALUE+     OF NET ASSETS++
                                                          --------- -------------- ---------------
HEALTH CARE -- (Continued)
     Merck & Co., Inc....................................   112,373 $    9,738,244        0.5%
     Pfizer, Inc.........................................   242,648      9,310,404        0.5%
     UnitedHealth Group, Inc.............................    94,244     23,815,459        1.1%
     Other Securities....................................              155,339,257        7.2%
                                                                    --------------      -----
TOTAL HEALTH CARE........................................              279,622,313       13.3%
                                                                    --------------      -----
INDUSTRIALS -- (12.6%)
     Caterpillar, Inc....................................    58,990      8,128,822        0.4%
     Honeywell International, Inc........................    47,290      8,168,402        0.4%
     PACCAR, Inc.........................................    99,177      7,543,403        0.4%
     United Technologies Corp............................    48,235      6,925,581        0.3%
     Other Securities....................................              240,504,832       11.4%
                                                                    --------------      -----
TOTAL INDUSTRIALS........................................              271,271,040       12.9%
                                                                    --------------      -----
INFORMATION TECHNOLOGY -- (20.2%)
     Accenture P.L.C., Class A...........................    43,563      8,077,451        0.4%
*    Adobe, Inc..........................................    24,327      6,761,203        0.3%
     Apple, Inc..........................................   354,379     88,155,320        4.2%
     Cisco Systems, Inc..................................   283,860     13,486,189        0.7%
     Intel Corp..........................................   238,699     13,493,654        0.7%
     International Business Machines Corp................    80,132     10,716,052        0.5%
     Mastercard, Inc., Class A...........................    79,574     22,026,879        1.1%
     Microsoft Corp......................................   317,451     45,512,950        2.2%
     NVIDIA Corp.........................................    38,814      7,802,390        0.4%
     Oracle Corp.........................................   199,911     10,893,150        0.5%
     QUALCOMM, Inc.......................................    93,233      7,499,663        0.4%
#    Visa, Inc., Class A.................................   132,813     23,754,933        1.1%
     Other Securities....................................              177,742,185        8.3%
                                                                    --------------      -----
TOTAL INFORMATION TECHNOLOGY.............................              435,922,019       20.8%
                                                                    --------------      -----
MATERIALS -- (3.3%)
     Other Securities....................................               70,376,465        3.4%
                                                                    --------------      -----
REAL ESTATE -- (0.3%)
     Other Securities....................................                7,011,157        0.3%
                                                                    --------------      -----
UTILITIES -- (1.0%)
     Other Securities....................................               21,574,881        1.0%
                                                                    --------------      -----
TOTAL COMMON STOCKS
  (Cost $1,523,832,387)..................................            2,094,990,703       99.8%
                                                                    --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.1%)
     State Street Institutional U.S. Government Money
       Market Fund, 1.752%............................... 2,796,788      2,796,788        0.1%
                                                                    --------------      -----
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S) The DFA Short Term Investment Fund.................. 4,978,764     57,609,282        2.8%
                                                                    --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,584,232,485)..................................           $2,155,396,773      102.7%
                                                                    ==============      =====

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                  LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                               -------------- ----------- ------- --------------
Common Stocks
   Communication Services..... $  202,961,053          --   --    $  202,961,053
   Consumer Discretionary.....    280,761,569 $       723   --       280,762,292
   Consumer Staples...........    117,745,605          --   --       117,745,605
   Energy.....................     41,855,641          --   --        41,855,641
   Financials.................    365,884,773       3,464   --       365,888,237
   Health Care................    279,622,313          --   --       279,622,313
   Industrials................    271,271,040          --   --       271,271,040
   Information Technology.....    435,922,019          --   --       435,922,019
   Materials..................     70,376,465          --   --        70,376,465
   Real Estate................      7,011,157          --   --         7,011,157
   Utilities..................     21,574,881          --   --        21,574,881
Temporary Cash Investments....      2,796,788          --   --         2,796,788
Securities Lending Collateral.             --  57,609,282   --        57,609,282
                               -------------- -----------   --    --------------
TOTAL......................... $2,097,783,304 $57,613,469   --    $2,155,396,773
                               ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                  PERCENTAGE
                                        SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                        ------- ------------------------------- ---------------
COMMON STOCKS -- (95.8%)
AUSTRALIA -- (5.1%)
   Commonwealth Bank of Australia......  69,340          $  3,759,621                 0.3%
   National Australia Bank, Ltd........ 188,179             3,693,791                 0.3%
   Westpac Banking Corp................ 212,350             4,122,879                 0.3%
   Other Securities....................                    61,289,958                 4.4%
                                                         ------------                 ---
TOTAL AUSTRALIA........................                    72,866,249                 5.3%
                                                         ------------                 ---
AUSTRIA -- (0.3%)
   Other Securities....................                     4,616,929                 0.3%
                                                         ------------                 ---
BELGIUM -- (0.9%)
   Other Securities....................                    12,086,335                 0.9%
                                                         ------------                 ---
CANADA -- (7.6%)
   Bank of Nova Scotia (The)...........  74,327             4,262,897                 0.3%
   National Bank of Canada.............  74,080             3,825,770                 0.3%
   Royal Bank of Canada................  55,818             4,502,280                 0.3%
   Other Securities....................                    95,166,129                 6.9%
                                                         ------------                 ---
TOTAL CANADA...........................                   107,757,076                 7.8%
                                                         ------------                 ---
CHINA -- (0.0%)
   Other Securities....................                        11,192                 0.0%
                                                         ------------                 ---
DENMARK -- (2.1%)
   Novo Nordisk A.S., Class B.......... 175,672             9,659,974                 0.7%
   Other Securities....................                    20,536,946                 1.5%
                                                         ------------                 ---
TOTAL DENMARK..........................                    30,196,920                 2.2%
                                                         ------------                 ---
FINLAND -- (1.7%)
   Other Securities....................                    23,548,428                 1.7%
                                                         ------------                 ---
FRANCE -- (9.2%)
   Airbus SE...........................  51,558             7,396,420                 0.5%
   AXA SA.............................. 172,149             4,556,993                 0.3%
   Kering SA...........................   6,641             3,778,704                 0.3%
   L'Oreal SA..........................  17,797             5,197,821                 0.4%
   LVMH Moet Hennessy Louis Vuitton SE.  24,487            10,457,311                 0.8%
   Peugeot SA.......................... 163,553             4,142,162                 0.3%
   Sanofi..............................  40,443             3,728,321                 0.3%
#  Vinci SA............................  33,227             3,727,944                 0.3%
   Other Securities....................                    87,019,567                 6.3%
                                                         ------------                 ---
TOTAL FRANCE...........................                   130,005,243                 9.5%
                                                         ------------                 ---
GERMANY -- (7.1%)
   Adidas AG...........................  21,788             6,735,253                 0.5%
   Allianz SE..........................  19,290             4,711,053                 0.4%
   Daimler AG..........................  84,354             4,919,756                 0.4%
   SAP SE..............................  27,870             3,692,815                 0.3%
   Siemens AG..........................  33,571             3,874,093                 0.3%
   Other Securities....................                    77,264,648                 5.5%
                                                         ------------                 ---
TOTAL GERMANY..........................                   101,197,618                 7.4%
                                                         ------------                 ---

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                          --------- ------------------------------- ---------------
HONG KONG -- (2.0%)
    AIA Group, Ltd.......................   654,000          $  6,512,674                 0.5%
    Other Securities.....................                      21,209,731                 1.5%
                                                             ------------                ----
TOTAL HONG KONG..........................                      27,722,405                 2.0%
                                                             ------------                ----
IRELAND -- (0.5%)
    Other Securities.....................                       7,471,477                 0.5%
                                                             ------------                ----
ISRAEL -- (0.5%)
    Other Securities.....................                       6,379,391                 0.5%
                                                             ------------                ----
ITALY -- (2.5%)
    Other Securities.....................                      34,817,212                 2.5%
                                                             ------------                ----
JAPAN -- (23.7%)
    KDDI Corp............................   126,300             3,494,865                 0.3%
    Keyence Corp.........................     5,600             3,540,860                 0.3%
    Mitsubishi UFJ Financial Group, Inc..   707,700             3,668,921                 0.3%
    Recruit Holdings Co., Ltd............   146,300             4,862,140                 0.4%
    Shiseido Co., Ltd....................    49,000             4,039,946                 0.3%
    SoftBank Group Corp..................   167,168             6,430,368                 0.5%
    Sony Corp............................    94,200             5,733,873                 0.4%
    Toyota Motor Corp....................   143,419             9,950,537                 0.7%
    Other Securities.....................                     294,387,595                21.2%
                                                             ------------                ----
TOTAL JAPAN..............................                     336,109,105                24.4%
                                                             ------------                ----
NETHERLANDS -- (3.8%)
#   ASML Holding NV......................    16,997             4,452,704                 0.3%
    Koninklijke Ahold Delhaize NV........   204,260             5,090,170                 0.4%
#   Unilever NV..........................    97,673             5,786,149                 0.4%
    Wolters Kluwer NV....................    53,315             3,926,809                 0.3%
    Other Securities.....................                      34,889,193                 2.5%
                                                             ------------                ----
TOTAL NETHERLANDS........................                      54,145,025                 3.9%
                                                             ------------                ----
NEW ZEALAND -- (0.4%)
    Other Securities.....................                       5,147,693                 0.4%
                                                             ------------                ----
NORWAY -- (0.7%)
    Other Securities.....................                      10,003,027                 0.7%
                                                             ------------                ----
PORTUGAL -- (0.1%)
    Other Securities.....................                       1,993,624                 0.2%
                                                             ------------                ----
SINGAPORE -- (0.8%)
    Other Securities.....................                      11,908,932                 0.9%
                                                             ------------                ----
SPAIN -- (2.1%)
    Amadeus IT Group SA..................    45,771             3,386,059                 0.3%
    Banco Santander SA................... 1,106,345             4,442,303                 0.3%
    Other Securities.....................                      22,316,451                 1.6%
                                                             ------------                ----
TOTAL SPAIN..............................                      30,144,813                 2.2%
                                                             ------------                ----
SWEDEN -- (3.2%)
    Other Securities.....................                      44,896,647                 3.3%
                                                             ------------                ----

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                         PERCENTAGE
                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             --------- ------------------------------- ---------------
SWITZERLAND -- (7.3%).......................
      Cie Financiere Richemont SA...........    47,541         $    3,735,826                 0.3%
      Givaudan SA...........................     1,520              4,465,660                 0.3%
      Novartis AG, Sponsored ADR............    74,308              6,497,492                 0.5%
      Roche Holding AG......................     2,433                725,342                 0.1%
      Roche Holding AG......................    64,348             19,365,904                 1.4%
      Sika AG...............................    22,048              3,790,195                 0.3%
      Swisscom AG...........................     7,993              4,088,374                 0.3%
      Zurich Insurance Group AG.............    11,866              4,647,913                 0.4%
      Other Securities......................                       56,359,495                 3.9%
                                                               --------------               -----
TOTAL SWITZERLAND...........................                      103,676,201                 7.5%
                                                               --------------               -----
UNITED KINGDOM -- (14.2%)
      AstraZeneca P.L.C., Sponsored ADR.....   147,834              7,248,301                 0.5%
      Compass Group P.L.C...................   194,223              5,171,005                 0.4%
      Diageo P.L.C., Sponsored ADR..........    29,388              4,815,812                 0.4%
      Experian P.L.C........................   134,786              4,248,630                 0.3%
      GlaxoSmithKline P.L.C., Sponsored ADR.    88,374              4,047,529                 0.3%
#     HSBC Holdings P.L.C., Sponsored ADR...   105,974              4,004,757                 0.3%
      Lloyds Banking Group P.L.C............ 5,449,981              4,009,039                 0.3%
      Unilever P.L.C., Sponsored ADR........    72,081              4,332,789                 0.3%
      Other Securities......................                      163,882,838                11.9%
                                                               --------------               -----
TOTAL UNITED KINGDOM........................                      201,760,700                14.7%
                                                               --------------               -----
TOTAL COMMON STOCKS.........................                    1,358,462,242                98.8%
                                                               --------------               -----
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
      Other Securities......................                        5,047,781                 0.3%
                                                               --------------               -----
UNITED KINGDOM -- (0.0%)
      Other Securities......................                            8,835                 0.0%
                                                               --------------               -----
TOTAL PREFERRED STOCKS......................                        5,056,616                 0.3%
                                                               --------------               -----
RIGHTS/WARRANTS -- (0.0%)
      Other Securities......................                           26,787                 0.0%
                                                               --------------               -----
TOTAL INVESTMENT SECURITIES
  (Cost $1,217,885,887).....................                    1,363,545,645

                                                                   VALUE+
                                                       -------------------------------
SECURITIES LENDING COLLATERAL -- (3.8%)
@(S). The DFA Short Term Investment Fund.... 4,712,036             54,522,966                 4.0%
                                                               --------------               -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,272,401,854).....................                   $1,418,068,611               103.1%
                                                               ==============               =====

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia.................. $    266,899 $   72,599,350   --    $   72,866,249
   Austria....................           --      4,616,929   --         4,616,929
   Belgium....................      529,928     11,556,407   --        12,086,335
   Canada.....................  107,533,921        223,155   --       107,757,076
   China......................           --         11,192   --            11,192
   Denmark....................      809,801     29,387,119   --        30,196,920
   Finland....................           --     23,548,428   --        23,548,428
   France.....................      247,262    129,757,981   --       130,005,243
   Germany....................    3,246,426     97,951,192   --       101,197,618
   Hong Kong..................       40,021     27,682,384   --        27,722,405
   Ireland....................           --      7,471,477   --         7,471,477
   Israel.....................      720,875      5,658,516   --         6,379,391
   Italy......................    2,920,360     31,896,852   --        34,817,212
   Japan......................    4,758,354    331,350,751   --       336,109,105
   Netherlands................   11,970,168     42,174,857   --        54,145,025
   New Zealand................       14,942      5,132,751   --         5,147,693
   Norway.....................        7,821      9,995,206   --        10,003,027
   Portugal...................           --      1,993,624   --         1,993,624
   Singapore..................           --     11,908,932   --        11,908,932
   Spain......................      695,811     29,449,002   --        30,144,813
   Sweden.....................      600,383     44,296,264   --        44,896,647
   Switzerland................   10,885,656     92,790,545   --       103,676,201
   United Kingdom.............   35,991,977    165,768,723   --       201,760,700
Preferred Stocks..............
   Germany....................           --      5,047,781   --         5,047,781
   United Kingdom.............           --          8,835   --             8,835
Rights/Warrants...............
   Canada.....................           --         11,221   --            11,221
   Italy......................           --         10,580   --            10,580
   Norway.....................           --          1,327   --             1,327
   Spain......................           --          3,659   --             3,659
Securities Lending Collateral.           --     54,522,966   --        54,522,966
                               ------------ --------------   --    --------------
TOTAL......................... $181,240,605 $1,236,828,006   --    $1,418,068,611
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                  PERCENTAGE
                                        SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                        ------- ------------------------------- ---------------
COMMON STOCKS -- (94.7%)
AUSTRALIA -- (6.3%)
   BHP Group, Ltd...................... 207,542          $  5,087,363                 0.4%
   Commonwealth Bank of Australia......  56,784             3,078,834                 0.3%
   National Australia Bank, Ltd........ 178,271             3,499,305                 0.3%
   Rio Tinto, Ltd......................  38,586             2,412,897                 0.2%
   Westpac Banking Corp................ 127,839             2,482,056                 0.2%
   Other Securities....................                    63,129,260                 5.2%
                                                         ------------                ----
TOTAL AUSTRALIA........................                    79,689,715                 6.6%
                                                         ------------                ----
AUSTRIA -- (0.6%)
   Other Securities....................                     7,010,128                 0.6%
                                                         ------------                ----
BELGIUM -- (1.0%)
   Other Securities....................                    12,147,314                 1.0%
                                                         ------------                ----
CANADA -- (9.8%)
   Bank of Nova Scotia (The)...........  42,921             2,460,661                 0.2%
   Canadian Natural Resources, Ltd..... 136,764             3,449,188                 0.3%
   National Bank of Canada.............  52,657             2,719,406                 0.2%
   Royal Bank of Canada................  68,958             5,562,152                 0.5%
   Suncor Energy, Inc., (B3NB0P5)...... 160,680             4,770,589                 0.4%
#  Toronto-Dominion Bank (The).........  53,477             3,051,932                 0.3%
   Other Securities....................                   101,691,622                 8.3%
                                                         ------------                ----
TOTAL CANADA...........................                   123,705,550                10.2%
                                                         ------------                ----
CHINA -- (0.0%)
   Other Security......................                        24,202                 0.0%
                                                         ------------                ----
DENMARK -- (1.0%)
   Other Securities....................                    13,109,993                 1.1%
                                                         ------------                ----
FINLAND -- (1.5%)
   UPM-Kymmene Oyj.....................  85,547             2,786,218                 0.3%
   Other Securities....................                    16,070,695                 1.3%
                                                         ------------                ----
TOTAL FINLAND..........................                    18,856,913                 1.6%
                                                         ------------                ----
FRANCE -- (8.1%)
   Air Liquide SA......................  17,765             2,362,053                 0.2%
   Airbus SE...........................  22,232             3,189,364                 0.3%
   Cie de Saint-Gobain.................  63,372             2,581,011                 0.2%
   Cie Generale des Etablissements
     Michelin SCA......................  24,889             3,030,415                 0.3%
   Eiffage SA..........................  24,726             2,655,724                 0.2%
   LVMH Moet Hennessy Louis Vuitton SE.  13,701             5,851,089                 0.5%
   Peugeot SA.......................... 147,891             3,745,504                 0.3%
   Total SA............................ 174,979             9,250,823                 0.8%
#  Vinci SA............................  31,612             3,546,747                 0.3%
   Other Securities....................                    66,389,038                 5.4%
                                                         ------------                ----
TOTAL FRANCE...........................                   102,601,768                 8.5%
                                                         ------------                ----
GERMANY -- (6.7%)
   Allianz SE..........................  13,842             3,380,528                 0.3%

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                         SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                         ------- ------------------------------- ---------------
GERMANY -- (Continued)
   BASF SE..............................  84,915          $  6,455,171                 0.5%
   Daimler AG...........................  79,755             4,651,530                 0.4%
   Deutsche Telekom AG.................. 330,061             5,807,608                 0.5%
   Other Securities.....................                    64,765,330                 5.3%
                                                          ------------                ----
TOTAL GERMANY...........................                    85,060,167                 7.0%
                                                          ------------                ----
HONG KONG -- (2.6%)
   Other Securities.....................                    32,523,712                 2.7%
                                                          ------------                ----
IRELAND -- (0.8%)
   CRH P.L.C., Sponsored ADR............  86,236             3,147,614                 0.3%
   Other Securities.....................                     6,796,610                 0.5%
                                                          ------------                ----
TOTAL IRELAND...........................                     9,944,224                 0.8%
                                                          ------------                ----
ISRAEL -- (0.9%)
   Other Securities.....................                    10,897,999                 0.9%
                                                          ------------                ----
ITALY -- (3.1%)
   Enel SpA............................. 507,792             3,935,569                 0.3%
   Eni SpA.............................. 251,305             3,812,544                 0.3%
   Other Securities.....................                    31,574,452                 2.6%
                                                          ------------                ----
TOTAL ITALY.............................                    39,322,565                 3.2%
                                                          ------------                ----
JAPAN -- (23.0%)
   Honda Motor Co., Ltd................. 100,600             2,721,630                 0.2%
   KDDI Corp............................ 140,500             3,887,795                 0.3%
   Mitsubishi UFJ Financial Group, Inc.. 458,500             2,376,996                 0.2%
   ORIX Corp............................ 153,300             2,409,093                 0.2%
   SoftBank Group Corp.................. 131,400             5,054,485                 0.4%
   Sony Corp............................  42,800             2,605,199                 0.2%
   Other Securities.....................                   270,535,512                22.5%
                                                          ------------                ----
TOTAL JAPAN.............................                   289,590,710                24.0%
                                                          ------------                ----
NETHERLANDS -- (3.0%)
#  ASML Holding NV......................  11,971             3,136,014                 0.3%
   Koninklijke Ahold Delhaize NV........ 153,155             3,816,624                 0.3%
   Other Securities.....................                    31,495,917                 2.6%
                                                          ------------                ----
TOTAL NETHERLANDS.......................                    38,448,555                 3.2%
                                                          ------------                ----
NEW ZEALAND -- (0.5%)
   Other Securities.....................                     5,775,566                 0.5%
                                                          ------------                ----
NORWAY -- (0.9%)
   Other Securities.....................                    11,803,004                 1.0%
                                                          ------------                ----
PORTUGAL -- (0.2%)
   Other Securities.....................                     2,960,691                 0.2%
                                                          ------------                ----
SINGAPORE -- (1.1%)
   Other Securities.....................                    13,337,220                 1.1%
                                                          ------------                ----

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                      SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                     --------- ------------------------------- ---------------
SPAIN -- (2.3%)
   Banco Santander SA...............................   673,968         $    2,706,181                0.2%
   Iberdrola S.A....................................   402,706              4,139,415                0.3%
   Other Securities.................................                       22,062,353                1.9%
                                                                       --------------               ----
TOTAL SPAIN.........................................                       28,907,949                2.4%
                                                                       --------------               ----
SWEDEN -- (2.7%)
   Other Securities.................................                       33,449,356                2.8%
                                                                       --------------               ----
SWITZERLAND -- (4.6%)
   Zurich Insurance Group AG........................     7,851              3,075,237                0.3%
   Other Securities.................................                       55,141,967                4.5%
                                                                       --------------               ----
TOTAL SWITZERLAND...................................                       58,217,204                4.8%
                                                                       --------------               ----
UNITED KINGDOM -- (14.0%)
   Anglo American P.L.C.............................   166,808              4,293,153                0.4%
   BP P.L.C.........................................   511,686              3,244,786                0.3%
   BP P.L.C., Sponsored ADR.........................   230,260              8,729,152                0.7%
   BT Group P.L.C................................... 1,055,752              2,801,814                0.2%
#  HSBC Holdings P.L.C., Sponsored ADR..............   151,275              5,716,682                0.5%
   Lloyds Banking Group P.L.C....................... 3,680,410              2,707,332                0.2%
#  Rio Tinto P.L.C., Sponsored ADR..................    67,897              3,531,323                0.3%
   Royal Dutch Shell P.L.C., Sponsored ADR, Class A.    46,737              2,709,344                0.2%
#  Royal Dutch Shell P.L.C., Sponsored ADR, Class B.    70,640              4,117,606                0.4%
   Vodafone Group P.L.C............................. 1,180,810              2,409,701                0.2%
   Other Securities.................................                      136,008,975               11.2%
                                                                       --------------               ----
TOTAL UNITED KINGDOM................................                      176,269,868               14.6%
                                                                       --------------               ----
UNITED STATES -- (0.0%)
   Other Security...................................                           11,428                0.0%
                                                                       --------------               ----
TOTAL COMMON STOCKS.................................                    1,193,665,801               98.8%
                                                                       --------------               ----
PREFERRED STOCKS -- (0.5%)
GERMANY -- (0.5%)
   Volkswagen AG....................................    18,722              3,559,150                0.3%
   Other Securities.................................                        3,130,722                0.3%
                                                                       --------------               ----
TOTAL GERMANY.......................................                        6,689,872                0.6%
                                                                       --------------               ----
UNITED KINGDOM -- (0.0%)
   Other Securities.................................                            8,651                0.0%
                                                                       --------------               ----
TOTAL PREFERRED STOCKS..............................                        6,698,523                0.6%
                                                                       --------------               ----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities.................................                           53,591                0.0%
                                                                       --------------               ----
TOTAL INVESTMENT SECURITIES
  (Cost $1,132,710,271).............................                    1,200,417,915
                                                                       --------------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    PERCENTAGE
                                          SHARES       VALUE+     OF NET ASSETS++
                                         --------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (4.8%)
@(S) The DFA Short Term Investment Fund. 5,228,066 $   60,493,946        5.0%
                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,193,198,176).................           $1,260,911,861      104.4%
                                                   ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Australia.................. $     54,016 $   79,635,699   --    $   79,689,715
   Austria....................           --      7,010,128   --         7,010,128
   Belgium....................      540,523     11,606,791   --        12,147,314
   Canada.....................  123,476,534        229,016   --       123,705,550
   China......................           --         24,202   --            24,202
   Denmark....................           --     13,109,993   --        13,109,993
   Finland....................           --     18,856,913   --        18,856,913
   France.....................       72,785    102,528,983   --       102,601,768
   Germany....................    1,225,445     83,834,722   --        85,060,167
   Hong Kong..................           --     32,523,712   --        32,523,712
   Ireland....................    3,147,614      6,796,610   --         9,944,224
   Israel.....................      750,962     10,147,037   --        10,897,999
   Italy......................    1,728,996     37,593,569   --        39,322,565
   Japan......................           --    289,590,710   --       289,590,710
   Netherlands................    6,785,120     31,663,435   --        38,448,555
   New Zealand................           --      5,775,566   --         5,775,566
   Norway.....................       57,400     11,745,604   --        11,803,004
   Portugal...................           --      2,960,691   --         2,960,691
   Singapore..................           --     13,337,220   --        13,337,220
   Spain......................       16,590     28,891,359   --        28,907,949
   Sweden.....................       48,219     33,401,137   --        33,449,356
   Switzerland................    2,959,656     55,257,548   --        58,217,204
   United Kingdom.............   34,331,129    141,938,739   --       176,269,868
   United States..............           --         11,428   --            11,428
Preferred Stocks
   Germany....................           --      6,689,872   --         6,689,872
   United Kingdom.............           --          8,651   --             8,651
Rights/Warrants
   Canada.....................           --         19,096   --            19,096
   Italy......................           --         13,001   --            13,001
   Norway.....................           --            663   --               663
   Spain......................           --         20,831   --            20,831
Securities Lending Collateral.           --     60,493,946   --        60,493,946
                               ------------ --------------   --    --------------
TOTAL......................... $175,194,989 $1,085,716,872   --    $1,260,911,861
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                              PERCENTAGE
                                                   SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                  --------- ------------------------------- ---------------
COMMON STOCKS -- (96.9%)
BRAZIL -- (8.4%)
   Ambev SA, ADR.................................   215,244           $   927,702                 0.3%
   B3 SA--Brasil Bolsa Balcao....................    61,895               746,660                 0.3%
   Banco Bradesco SA, ADR........................   180,771             1,583,553                 0.6%
   CCR SA........................................   188,180               771,395                 0.3%
   Lojas Renner SA...............................   107,409             1,359,184                 0.5%
   Raia Drogasil SA..............................    32,200               883,182                 0.3%
   Other Securities..............................                      16,737,180                 6.1%
                                                                      -----------                ----
TOTAL BRAZIL.....................................                      23,008,856                 8.4%
                                                                      -----------                ----
CHILE -- (0.9%)
   Other Securities..............................                       2,565,335                 0.9%
                                                                      -----------                ----
CHINA -- (18.7%)
*  Alibaba Group Holding, Ltd., Sponsored ADR....    19,032             3,362,383                 1.2%
*  Baidu, Inc., Sponsored ADR....................     8,622               878,151                 0.3%
   Bank of China, Ltd., Class H.................. 3,006,000             1,225,801                 0.5%
   China Construction Bank Corp., Class H........ 3,067,000             2,457,496                 0.9%
   China Overseas Land & Investment, Ltd.........   314,000               990,824                 0.4%
   Country Garden Holdings Co., Ltd..............   520,000               721,879                 0.3%
   CSPC Pharmaceutical Group, Ltd................   314,000               804,192                 0.3%
   Industrial & Commercial Bank of China, Ltd.,
     Class H..................................... 1,532,000             1,097,514                 0.4%
   NetEase, Inc., ADR............................     3,365               961,919                 0.4%
   Ping An Insurance Group Co. of China, Ltd.,
     Class H.....................................   152,000             1,754,351                 0.7%
   Sunac China Holdings, Ltd.....................   165,000               748,405                 0.3%
   Tencent Holdings, Ltd.........................   159,800             6,481,954                 2.4%
   Other Securities..............................                      29,772,565                10.7%
                                                                      -----------                ----
TOTAL CHINA......................................                      51,257,434                18.8%
                                                                      -----------                ----
COLOMBIA -- (0.3%)
   Other Securities..............................                         851,365                 0.3%
                                                                      -----------                ----
CZECH REPUBLIC -- (0.1%)
   Other Securities..............................                         403,727                 0.1%
                                                                      -----------                ----
EGYPT -- (0.1%)
   Other Security................................                         224,931                 0.1%
                                                                      -----------                ----
GREECE -- (0.4%)
   Other Securities..............................                       1,077,778                 0.4%
                                                                      -----------                ----
HUNGARY -- (0.2%)
   Other Securities..............................                         569,182                 0.2%
                                                                      -----------                ----
INDIA -- (13.1%)
   Hindustan Unilever, Ltd.......................    34,398             1,056,802                 0.4%
   Housing Development Finance Corp., Ltd........    28,433               855,374                 0.3%
   Infosys, Ltd..................................   205,125             1,976,481                 0.7%
   Reliance Industries, Ltd......................    45,607               940,501                 0.4%
   Reliance Industries, Ltd., GDR................    17,454               715,800                 0.3%
   Tata Consultancy Services, Ltd................    48,693             1,562,155                 0.6%
*  Tata Motors, Ltd..............................   384,732               951,871                 0.4%

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                        PERCENTAGE
                                              SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                              ------- ------------------------------- ---------------
INDIA -- (Continued)
   Other Securities..........................                   $27,879,565                10.1%
                                                                -----------                ----
TOTAL INDIA..................................                    35,938,549                13.2%
                                                                -----------                ----
INDONESIA -- (2.2%)
   Bank Central Asia Tbk PT.................. 342,300               766,179                 0.3%
   Other Securities..........................                     5,278,151                 1.9%
                                                                -----------                ----
TOTAL INDONESIA..............................                     6,044,330                 2.2%
                                                                -----------                ----
MALAYSIA -- (2.6%)
   Public Bank Bhd........................... 149,600               726,062                 0.3%
   Other Securities..........................                     6,497,618                 2.3%
                                                                -----------                ----
TOTAL MALAYSIA...............................                     7,223,680                 2.6%
                                                                -----------                ----
MEXICO -- (2.9%)
   Wal-Mart de Mexico S.A.B. de C.V.......... 222,800               667,711                 0.2%
   Other Securities..........................                     7,394,104                 2.8%
                                                                -----------                ----
TOTAL MEXICO.................................                     8,061,815                 3.0%
                                                                -----------                ----
NETHERLANDS -- (0.1%)
   Other Security............................                       153,710                 0.1%
                                                                -----------                ----
PERU -- (0.2%)
   Other Securities..........................                       416,839                 0.2%
                                                                -----------                ----
PHILIPPINES -- (1.2%)
   Other Securities..........................                     3,211,842                 1.2%
                                                                -----------                ----
POLAND -- (1.0%)
   Other Securities..........................                     2,761,471                 1.0%
                                                                -----------                ----
RUSSIA -- (0.6%)
   Sberbank of Russia PJSC, Sponsored ADR....  47,251               695,832                 0.3%
   Other Securities..........................                       835,429                 0.3%
                                                                -----------                ----
TOTAL RUSSIA.................................                     1,531,261                 0.6%
                                                                -----------                ----
SOUTH AFRICA -- (4.8%)
   Gold Fields, Ltd., Sponsored ADR.......... 124,834               771,474                 0.3%
   Naspers, Ltd., Class N....................   8,025             1,135,606                 0.4%
   Sanlam, Ltd............................... 133,670               703,484                 0.3%
   Other Securities..........................                    10,495,604                 3.8%
                                                                -----------                ----
TOTAL SOUTH AFRICA...........................                    13,106,168                 4.8%
                                                                -----------                ----
SOUTH KOREA -- (17.0%)
   Hana Financial Group, Inc.................  25,506               738,464                 0.3%
   LG Electronics, Inc.......................  12,736               729,890                 0.3%
   LG Household & Health Care, Ltd...........     756               818,065                 0.3%
   NAVER Corp................................   6,029               850,068                 0.3%
   Samsung Electronics Co., Ltd.............. 108,899             4,706,598                 1.7%
   Samsung Electronics Co., Ltd.,
     GDR (4942818)...........................   2,910             3,110,755                 1.2%
   Samsung Electronics Co., Ltd.,
     GDR (B01D632)...........................   1,864             1,990,752                 0.7%
   Samsung Fire & Marine Insurance Co., Ltd..   4,543               845,105                 0.3%
   Shinhan Financial Group Co., Ltd..........  19,622               714,929                 0.3%

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                         SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                         ------- ------------------------------- ---------------
SOUTH KOREA -- (Continued)
   SK Hynix, Inc........................  25,635          $  1,802,550                 0.7%
   Other Securities.....................                    30,352,570                11.0%
                                                          ------------                ----
TOTAL SOUTH KOREA.......................                    46,659,746                17.1%
                                                          ------------                ----
SPAIN -- (0.1%)
   Other Security.......................                       138,667                 0.1%
                                                          ------------                ----
TAIWAN -- (17.7%)
   Catcher Technology Co., Ltd.......... 124,000             1,051,038                 0.4%
   Hon Hai Precision Industry Co., Ltd.. 518,600             1,369,676                 0.5%
   Largan Precision Co., Ltd............   5,000               733,671                 0.3%
   MediaTek, Inc........................  63,000               841,356                 0.3%
   Novatek Microelectronics Corp........ 113,000               723,837                 0.3%
   Taiwan Semiconductor Manufacturing
     Co., Ltd...........................  40,000               391,992                 0.2%
   Taiwan Semiconductor Manufacturing
     Co., Ltd., Sponsored ADR...........  98,219             5,071,047                 1.9%
   Uni-President Enterprises Corp....... 312,000               770,759                 0.3%
   Other Securities.....................                    37,650,806                13.6%
                                                          ------------                ----
TOTAL TAIWAN............................                    48,604,182                17.8%
                                                          ------------                ----
THAILAND -- (3.4%)
   Other Securities.....................                     9,416,359                 3.5%
                                                          ------------                ----
TURKEY -- (0.9%)
   Other Securities.....................                     2,514,971                 0.9%
                                                          ------------                ----
UNITED KINGDOM -- (0.0%)
   Other Security.......................                        11,870                 0.0%
                                                          ------------                ----
TOTAL COMMON STOCKS.....................                   265,754,068                97.5%
                                                          ------------                ----
PREFERRED STOCKS -- (1.7%)

BRAZIL -- (1.6%)
   Itau Unibanco Holding SA............. 218,500             1,973,882                 0.7%
   Other Securities.....................                     2,438,954                 0.9%
                                                          ------------                ----
TOTAL BRAZIL............................                     4,412,836                 1.6%
                                                          ------------                ----
CHILE -- (0.1%)
   Other Securities.....................                       261,669                 0.1%
                                                          ------------                ----
COLOMBIA -- (0.0%)
   Other Securities.....................                       130,937                 0.0%
                                                          ------------                ----
TOTAL PREFERRED STOCKS..................                     4,805,442                 1.7%
                                                          ------------                ----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities.....................                         4,636                 0.0%
                                                          ------------                ----
TOTAL INVESTMENT SECURITIES
  (Cost $273,144,046)                                      270,564,146
                                                          ------------

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                 PERCENTAGE
                                          SHARES     VALUE+    OF NET ASSETS++
                                          ------- ------------ ---------------
 SECURITIES LENDING COLLATERAL -- (1.4%)
 @(S)   The DFA Short Term Investment
   Fund.................................. 325,778 $  3,769,579        1.4%
                                                  ------------      -----
 TOTAL INVESTMENTS--(100.0%)
   (Cost $276,913,301)...................         $274,333,725      100.6%
                                                  ============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                           ---------------------------------------------
                             LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                           ----------- ------------ ------- ------------
       Common Stocks
          Brazil.......... $23,008,856           --   --    $ 23,008,856
          Chile...........     493,897 $  2,071,438   --       2,565,335
          China...........   9,212,813   42,044,621   --      51,257,434
          Colombia........     851,365           --   --         851,365
          Czech Republic..          --      403,727   --         403,727
          Egypt...........     224,931           --   --         224,931
          Greece..........          --    1,077,778   --       1,077,778
          Hungary.........          --      569,182   --         569,182
          India...........     698,596   35,239,953   --      35,938,549
          Indonesia.......     230,982    5,813,348   --       6,044,330
          Malaysia........          --    7,223,680   --       7,223,680
          Mexico..........   8,061,815           --   --       8,061,815
          Netherlands.....     153,710           --   --         153,710
          Peru............     416,839           --   --         416,839
          Philippines.....     155,795    3,056,047   --       3,211,842
          Poland..........          --    2,761,471   --       2,761,471
          Russia..........     747,103      784,158   --       1,531,261
          South Africa....     930,469   12,175,699   --      13,106,168
          South Korea.....   2,258,554   44,401,192   --      46,659,746
          Spain...........     138,667           --   --         138,667
          Taiwan..........   5,406,701   43,197,481   --      48,604,182
          Thailand........   9,416,359           --   --       9,416,359
          Turkey..........          --    2,514,971   --       2,514,971
          United Kingdom..          --       11,870   --          11,870
       Preferred Stocks
          Brazil..........   4,412,836           --   --       4,412,836
          Chile...........          --      261,669   --         261,669
          Colombia........     130,937           --   --         130,937
       Rights/Warrants
          Taiwan..........          --        3,121   --           3,121
          Thailand........          --        1,515   --           1,515
       Securities Lending
         Collateral.......          --    3,769,579   --       3,769,579
                           ----------- ------------   --    ------------
       TOTAL.............. $66,951,225 $207,382,500   --    $274,333,725
                           =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                         PERCENTAGE
                                                              SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                            ---------- ------------------------------- ---------------
COMMON STOCKS -- (95.7%)
BRAZIL -- (7.5%)
     B3 SA--Brasil Bolsa Balcao............................    285,588          $  3,445,143                 0.2%
     Banco Bradesco SA, ADR................................    489,020             4,283,818                 0.3%
     JBS SA................................................    509,835             3,596,368                 0.3%
     Lojas Renner SA.......................................    276,125             3,494,164                 0.3%
     Petroleo Brasileiro SA................................  1,047,556             8,541,349                 0.6%
     Petroleo Brasileiro SA , Sponsored ADR (US71654V4086).    205,156             3,331,733                 0.2%
*    Vale SA...............................................  1,124,934            13,239,465                 0.9%
*    Vale SA, Sponsored ADR................................    317,514             3,727,620                 0.3%
     Other Securities......................................                       68,559,958                 4.5%
                                                                                ------------                ----
TOTAL BRAZIL...............................................                      112,219,618                 7.6%
                                                                                ------------                ----
CHILE -- (1.1%)
     Other Securities......................................                       16,575,644                 1.1%
                                                                                ------------                ----
CHINA -- (18.2%)
*    Alibaba Group Holding, Ltd., Sponsored ADR............     83,948            14,831,093                 1.0%
     Bank of China, Ltd., Class H.......................... 10,115,356             4,124,888                 0.3%
     China Construction Bank Corp., Class H................ 18,515,990            14,836,315                 1.0%
     China Merchants Bank Co., Ltd., Class H...............    804,598             3,837,313                 0.3%
     China Mobile, Ltd.....................................    578,500             4,701,293                 0.3%
     China Mobile, Ltd., Sponsored ADR.....................    146,870             5,930,611                 0.4%
     China Overseas Land & Investment, Ltd.................  1,118,000             3,527,839                 0.3%
     CNOOC, Ltd............................................  3,580,000             5,327,934                 0.4%
     Industrial & Commercial Bank of China, Ltd., Class H.. 10,172,017             7,287,163                 0.5%
     NetEase, Inc., ADR....................................     12,030             3,438,896                 0.3%
     Ping An Insurance Group Co. of China, Ltd., Class H...    983,000            11,345,570                 0.8%
     Tencent Holdings, Ltd.................................    717,500            29,103,890                 2.0%
     Yum China Holdings, Inc...............................     78,364             3,330,470                 0.2%
     Other Securities......................................                      159,145,739                10.7%
                                                                                ------------                ----
TOTAL CHINA................................................                      270,769,014                18.5%
                                                                                ------------                ----
COLOMBIA -- (0.4%)
     Other Securities......................................                        6,282,982                 0.4%
                                                                                ------------                ----
CZECH REPUBLIC -- (0.2%)
     Other Securities......................................                        2,731,397                 0.2%
                                                                                ------------                ----
EGYPT -- (0.1%)
     Other Securities......................................                        1,338,262                 0.1%
                                                                                ------------                ----
GREECE -- (0.4%)
     Other Securities......................................                        5,741,036                 0.4%
                                                                                ------------                ----
HONG KONG -- (0.0%)
     Other Security........................................                          125,749                 0.0%
                                                                                ------------                ----
HUNGARY -- (0.3%)
     Other Securities......................................                        5,027,833                 0.3%
                                                                                ------------                ----
INDIA -- (10.6%)
     HDFC Bank Ltd.........................................    386,112             6,687,982                 0.5%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                           PERCENTAGE
                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                              ---------- ------------------------------- ---------------
INDIA -- (Continued)
     Hindustan Unilever, Ltd.................    141,308          $  4,341,375                 0.3%
     Housing Development Finance Corp., Ltd..    197,128             5,930,368                 0.4%
     Infosys, Ltd............................    976,998             9,413,862                 0.7%
     Tata Consultancy Services, Ltd..........    220,909             7,087,152                 0.5%
     Other Securities........................                      124,908,109                 8.4%
                                                                  ------------                ----
TOTAL INDIA..................................                      158,368,848                10.8%
                                                                  ------------                ----
INDONESIA -- (2.7%)
     Bank Central Asia Tbk PT................  1,565,000             3,502,982                 0.3%
     Bank Rakyat Indonesia Persero Tbk PT.... 14,930,100             4,473,584                 0.3%
     Other Securities........................                       31,548,146                 2.1%
                                                                  ------------                ----
TOTAL INDONESIA..............................                       39,524,712                 2.7%
                                                                  ------------                ----
MALAYSIA -- (2.3%)
     Public Bank Bhd.........................    690,070             3,349,154                 0.2%
     Other Securities........................                       31,473,864                 2.2%
                                                                  ------------                ----
TOTAL MALAYSIA...............................                       34,823,018                 2.4%
                                                                  ------------                ----
MEXICO -- (3.2%)
#    America Movil S.A.B. de C.V.............  4,985,903             3,947,459                 0.3%
     Other Securities........................                       43,636,023                 2.9%
                                                                  ------------                ----
TOTAL MEXICO.................................                       47,583,482                 3.2%
                                                                  ------------                ----
NETHERLANDS -- (0.1%)
     Other Security..........................                          833,094                 0.1%
                                                                  ------------                ----
PERU -- (0.2%)
     Other Securities........................                        3,300,485                 0.2%
                                                                  ------------                ----
PHILIPPINES -- (1.4%)
     Other Securities........................                       20,240,409                 1.4%
                                                                  ------------                ----
POLAND -- (1.4%)
     Polski Koncern Naftowy Orlen S.A........    132,521             3,623,534                 0.3%
     Other Securities........................                       16,877,284                 1.1%
                                                                  ------------                ----
TOTAL POLAND.................................                       20,500,818                 1.4%
                                                                  ------------                ----

RUSSIA -- (1.9%)
     Lukoil PJSC, Sponsored ADR..............     48,652             4,483,429                 0.3%
     Sberbank of Russia PJSC, Sponsored ADR..    390,409             5,749,279                 0.4%
     Other Securities........................                       17,855,245                 1.2%
                                                                  ------------                ----
TOTAL RUSSIA.................................                       28,087,953                 1.9%
                                                                  ------------                ----
SOUTH AFRICA -- (6.4%)
     AngloGold Ashanti, Ltd., Sponsored ADR..    200,438             4,425,671                 0.3%
     FirstRand, Ltd..........................  1,332,731             5,761,370                 0.4%
#    MTN Group, Ltd..........................    637,405             3,945,270                 0.3%
     Naspers, Ltd., Class N..................     39,571             5,599,633                 0.4%
     Standard Bank Group, Ltd................    530,319             6,088,193                 0.4%
     Other Securities........................                       69,420,496                 4.7%
                                                                  ------------                ----
TOTAL SOUTH AFRICA...........................                       95,240,633                 6.5%
                                                                  ------------                ----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                            PERCENTAGE
                                                                 SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                                --------- ------------------------------- ---------------
SOUTH KOREA -- (15.2%)
   POSCO.......................................................    19,684         $    3,571,574                0.3%
   Samsung Electronics Co., Ltd................................ 1,067,229             46,125,473                3.2%
   Samsung Electronics Co., Ltd. , GDR (4942818)...............    18,006             19,248,196                1.3%
   Shinhan Financial Group Co., Ltd............................   111,878              4,076,284                0.3%
   SK Hynix, Inc...............................................   203,927             14,339,323                1.0%
   Other Securities............................................                      139,745,337                9.4%
                                                                                  --------------               ----
TOTAL SOUTH KOREA..............................................                      227,106,187               15.5%
                                                                                  --------------               ----
SPAIN -- (0.1%)
   Other Securities............................................                          831,891                0.1%
                                                                                  --------------               ----
TAIWAN -- (17.4%)
   Hon Hai Precision Industry Co., Ltd......................... 1,764,599              4,660,487                0.3%
   Taiwan Semiconductor Manufacturing Co., Ltd................. 2,346,214             22,992,423                1.6%
   Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR.   683,154             35,271,241                2.4%
   Other Securities............................................                      196,881,107               13.4%
                                                                                  --------------               ----
TOTAL TAIWAN...................................................                      259,805,258               17.7%
                                                                                  --------------               ----
THAILAND -- (3.8%)
   PTT PCL..................................................... 3,764,500              5,641,451                0.4%
   Other Securities............................................                       50,912,919                3.4%
                                                                                  --------------               ----
TOTAL THAILAND.................................................                       56,554,370                3.8%
                                                                                  --------------               ----
TURKEY -- (0.8%)
   Other Securities............................................                       12,650,049                0.9%
                                                                                  --------------               ----
UNITED KINGDOM -- (0.0%)
   Other Security..............................................                          128,750                0.0%
                                                                                  --------------               ----
TOTAL COMMON STOCKS............................................                    1,426,391,492               97.2%
                                                                                  --------------               ----
PREFERRED STOCKS -- (2.3%)
BRAZIL -- (2.2%)
   Banco Bradesco SA...........................................   413,236              3,623,865                0.3%
   Itau Unibanco Holding SA....................................   723,000              6,531,427                0.5%
   Petroleo Brasileiro SA...................................... 1,541,749             11,682,771                0.8%
   Other Securities............................................                       11,146,001                0.7%
                                                                                  --------------               ----
TOTAL BRAZIL...................................................                       32,984,064                2.3%
                                                                                  --------------               ----
CHILE -- (0.0%)
   Other Securities............................................                          471,210                0.0%
                                                                                  --------------               ----
COLOMBIA -- (0.1%)
   Other Securities............................................                        1,134,552                0.1%
                                                                                  --------------               ----
TOTAL PREFERRED STOCKS.........................................                       34,589,826                2.4%
                                                                                  --------------               ----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities............................................                           83,201                0.0%
                                                                                  --------------               ----
TOTAL INVESTMENT SECURITIES
  (Cost $1,223,165,643)........................................                    1,461,064,519
                                                                                  --------------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                           SHARES       VALUE+     OF NET ASSETS++
                                          --------- -------------- ---------------
SECURITIES LENDING COLLATERAL -- (2.0%)
@(S)  The DFA Short Term Investment Fund. 2,566,340 $   29,695,119        2.0%
                                                    --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,252,856,333)..................           $1,490,759,638      101.6%
                                                    ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Brazil..................... $112,219,618             --   --    $  112,219,618
   Chile......................    6,833,988 $    9,741,656   --        16,575,644
   China......................   47,989,518    222,779,496   --       270,769,014
   Colombia...................    6,282,982             --   --         6,282,982
   Czech Republic.............           --      2,731,397   --         2,731,397
   Egypt......................       16,538      1,321,724   --         1,338,262
   Greece.....................           --      5,741,036   --         5,741,036
   Hong Kong..................           --        125,749   --           125,749
   Hungary....................           --      5,027,833   --         5,027,833
   India......................    4,031,544    154,337,304   --       158,368,848
   Indonesia..................    2,605,405     36,919,307   --        39,524,712
   Malaysia...................           --     34,823,018   --        34,823,018
   Mexico.....................   47,583,102            380   --        47,583,482
   Netherlands................      833,094             --   --           833,094
   Peru.......................    3,300,289            196   --         3,300,485
   Philippines................      307,352     19,933,057   --        20,240,409
   Poland.....................           --     20,500,818   --        20,500,818
   Russia.....................    9,300,690     18,787,263   --        28,087,953
   South Africa...............   11,689,340     83,551,293   --        95,240,633
   South Korea................    4,200,444    222,905,743   --       227,106,187
   Spain......................      831,891             --   --           831,891
   Taiwan.....................   38,720,026    221,085,232   --       259,805,258
   Thailand...................   56,552,540          1,830   --        56,554,370
   Turkey.....................       15,239     12,634,810   --        12,650,049
   United Kingdom.............           --        128,750   --           128,750
Preferred Stocks
   Brazil.....................   32,984,064             --   --        32,984,064
   Chile......................           --        471,210   --           471,210
   Colombia...................    1,134,552             --   --         1,134,552
Rights/Warrants
   Malaysia...................           --            404   --               404
   South Korea................           --          3,132   --             3,132
   Taiwan.....................           --         16,240   --            16,240
   Thailand...................           --          5,470   --             5,470
   Turkey.....................           --         57,955   --            57,955
Securities Lending Collateral.           --     29,695,119   --        29,695,119
                               ------------ --------------   --    --------------
TOTAL......................... $387,432,216 $1,103,327,422   --    $1,490,759,638
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       DFA SOCIAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                FACE
                                               AMOUNT^   VALUE+
                                               ------- -----------
                                                (000)
                                               -------
             AGENCY OBLIGATIONS -- (21.3%)
             Federal Home Loan Bank
                1.577%, 11/19/19..........      2,000  $ 1,998,320
                1.875%, 03/13/20..........        440      440,454
                4.125%, 03/13/20..........        500      504,614
                2.625%, 12/10/21..........      1,500    1,533,018
                2.250%, 03/11/22..........      1,500    1,524,267
                3.250%, 03/08/24..........        250      267,234
                2.875%, 06/14/24..........        700      739,004
                5.375%, 08/15/24..........        800      937,014
                2.875%, 09/13/24..........      2,500    2,639,368
                2.750%, 12/13/24..........      2,700    2,843,552
                3.125%, 09/12/25..........      1,000    1,077,532
                5.750%, 06/12/26..........        200      249,835
                3.000%, 09/11/26..........      1,200    1,291,547
                3.000%, 03/10/28..........        500      542,233
                3.250%, 06/09/28..........      3,190    3,529,701
                3.250%, 11/16/28..........      3,100    3,454,432
             Federal Home Loan Mortgage
               Corp.
                6.750%, 09/15/29..........      1,500    2,146,632
                6.750%, 03/15/31..........      2,250    3,326,252
                6.250%, 07/15/32..........      1,550    2,283,575
             Federal National Mortgage
               Association
                2.000%, 01/05/22..........      2,000    2,017,565
             #  2.375%, 01/19/23..........      1,500    1,538,635
             #  2.625%, 09/06/24..........      3,600    3,772,662
                2.125%, 04/24/26..........      2,800    2,881,409
                1.875%, 09/24/26..........      4,700    4,766,752
                6.250%, 05/15/29..........      2,130    2,942,048
                7.125%, 01/15/30..........        500      738,869
                7.250%, 05/15/30..........      1,650    2,478,038
                6.625%, 11/15/30..........      3,100    4,527,979
             Tennessee Valley Authority
                3.875%, 02/15/21..........      1,000    1,027,860
                2.875%, 09/15/24..........      1,249    1,316,672
                6.750%, 11/01/25..........        600      766,617
                2.875%, 02/01/27..........      2,700    2,867,467
                7.125%, 05/01/30..........      1,950    2,859,017
                                                       -----------
             TOTAL AGENCY
               OBLIGATIONS................              65,830,174
                                                       -----------
             BONDS -- (53.6%)
             3M Co.
                0.950%, 05/15/23.......... EUR    700      810,317
                2.875%, 10/15/27..........        850      890,832
             ABB Finance USA, Inc.
                2.875%, 05/08/22..........        100      102,448
             Abbott Ireland Financing DAC
                0.000%, 09/27/20.......... EUR    139      155,233

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  ------- --------
                                                   (000)
                                                  -------
             ABN AMRO Bank NV
                0.500%, 07/17/23............. EUR   200   $226,803
             Activision Blizzard, Inc.
                3.400%, 06/15/27.............       100    104,707
             Adobe, Inc.
                3.250%, 02/01/25.............       160    169,344
             Advance Auto Parts, Inc.
                4.500%, 12/01/23.............       200    215,700
             Aetna, Inc.
                2.750%, 11/15/22.............       250    253,602
                3.500%, 11/15/24.............        50     52,427
             Affiliated Managers Group, Inc.
                3.500%, 08/01/25.............       150    157,108
             Aflac, Inc.
                3.625%, 11/15/24.............       250    267,455
                3.250%, 03/17/25.............        50     52,616
             Ahold Finance USA LLC
                6.875%, 05/01/29.............        40     52,175
             Airbus SE
             W  3.150%, 04/10/27.............       200    209,691
             Albemarle Corp.
                4.150%, 12/01/24.............       200    215,752
             Alimentation Couche-Tard, Inc.
             W  3.550%, 07/26/27.............       600    621,941
             Allstate Corp. (The)
                3.150%, 06/15/23.............       500    519,968
             Alphabet, Inc...................
             #  3.375%, 02/25/24.............       200    212,880
             #  1.998%, 08/15/26.............       200    200,252
             Amazon.com, Inc.
                3.150%, 08/22/27.............       800    853,536
             Ameren Corp.
                3.650%, 02/15/26.............       294    310,766
             American Express Credit Corp.
                3.300%, 05/03/27.............       700    752,560
             American Honda Finance Corp.
                0.550%, 03/17/23............. EUR   100    113,550
                2.300%, 09/09/26.............       750    752,658
             American International Group,
               Inc.
                5.000%, 04/26/23............. GBP   200    290,258
                4.125%, 02/15/24.............       350    376,010
                3.750%, 07/10/25.............       150    160,476
                3.900%, 04/01/26.............       200    215,151
             American Water Capital Corp.
                2.950%, 09/01/27.............       100    102,866
             Ameriprise Financial, Inc.
                4.000%, 10/15/23.............        30     32,050

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                 FACE
                                                AMOUNT^    VALUE+
                                                -------- ----------
                                                 (000)
                                                --------
               3.700%, 10/15/24................      400 $  427,985
               2.875%, 09/15/26................      500    516,024
            AmerisourceBergen Corp.
               3.450%, 12/15/27................      200    208,668
            Analog Devices, Inc.
               3.900%, 12/15/25................      533    575,205
            Anthem, Inc.
               3.500%, 08/15/24................      150    157,798
            #  4.101%, 03/01/28................      400    434,958
            ANZ New Zealand International Ltd.
            W  3.450%, 07/17/27................      500    531,668
            Aon P.L.C.
               3.500%, 06/14/24................      275    289,202
            Apache Corp.
               4.375%, 10/15/28................      200    198,508
            Apple, Inc.
               3.250%, 02/23/26................      250    266,277
               2.450%, 08/04/26................      695    709,393
            #  3.350%, 02/09/27................    1,300  1,395,059
               3.000%, 06/20/27................    1,000  1,055,129
            #  3.000%, 11/13/27................      500    528,375
            Applied Materials, Inc.
               3.300%, 04/01/27................      300    320,727
            Arizona Public Service Co.
               3.150%, 05/15/25................      100    104,175
            Arrow Electronics, Inc.
               3.875%, 01/12/28................      400    413,555
            ASB Finance, Ltd.
               0.500%, 06/10/22................ EUR  225    254,852
            Asian Development Bank
               2.000%, 01/22/25................      150    152,847
            AT&T, Inc.
               3.875%, 08/15/21................      150    154,860
               3.000%, 02/15/22................       50     51,142
            #  3.550%, 06/01/24................      200    209,839
               3.950%, 01/15/25................      350    374,647
               3.600%, 07/15/25................      300    316,567
               3.800%, 02/15/27................      200    214,011
            Australia & New Zealand Banking
              Group, Ltd.
               3.700%, 11/16/25................      250    271,674
            Autodesk, Inc.
               4.375%, 06/15/25................      150    164,413
               3.500%, 06/15/27................      845    877,467
            Automatic Data Processing, Inc.
               3.375%, 09/15/25................      600    645,067
            AutoZone, Inc.
               2.500%, 04/15/21................       70     70,445
            #  3.125%, 04/21/26................      450    466,815
            Avnet, Inc.
               4.625%, 04/15/26................      250    266,828
            AXIS Specialty Finance P.L.C.
            #  4.000%, 12/06/27................      728    762,366

                                                 FACE
                                                AMOUNT^    VALUE+
                                                -------- ----------
                                                 (000)
                                                --------
             Baker Hughes a GE Co. LLC / Baker
               Hughes Co-Obligor, Inc.
                3.337%, 12/15/27...............      600 $  618,180
             Banco Santander SA
                3.800%, 02/23/28...............      200    210,938
             Bank of America Corp.
                3.300%, 01/11/23...............      150    155,474
                4.000%, 04/01/24...............      136    146,185
             Bank of America Corp., 3M USD
               LIBOR + 1.040%, FRN
             (r)  3.419%, 12/20/28.............      120    125,726
             Bank of Montreal
                0.250%, 11/17/21............... EUR  500    561,110
                1.375%, 12/29/21............... GBP  100    130,692
             Bank of New York Mellon Corp.
               (The)
                3.650%, 02/04/24...............      300    319,709
                2.800%, 05/04/26...............      500    515,883
             Bank of Nova Scotia (The)
                0.375%, 04/06/22............... EUR  500    563,163
             Barclays P.L.C.
                1.500%, 04/01/22............... EUR  200    230,952
                4.375%, 01/12/26...............      500    537,284
             Bemis Co., Inc.
             W  4.500%, 10/15/21...............      100    103,546
             Berkshire Hathaway, Inc.
                3.125%, 03/15/26...............    2,057  2,187,528
             Best Buy Co., Inc.
                4.450%, 10/01/28...............      500    546,219
             Black Hills Corp.
                4.350%, 05/01/33...............      250    280,877
             BlackRock, Inc.
                3.200%, 03/15/27...............      350    372,163
             Booking Holdings, Inc.
                3.600%, 06/01/26...............      635    685,320
             Boston Scientific Corp.
                3.850%, 05/15/25...............      200    216,263
             BP Capital Markets America, Inc.
                3.119%, 05/04/26...............      750    786,106
                3.017%, 01/16/27...............      400    416,237
             BP Capital Markets P.L.C.
                3.535%, 11/04/24...............       50     53,296
             BPCE SA
                0.375%, 10/05/23............... EUR  200    226,101
                4.000%, 04/15/24...............      500    537,397
             British Telecommunications P.L.C.
                1.125%, 03/10/23............... EUR  200    230,397
                0.875%, 09/26/23............... EUR  100    114,392
             #  5.125%, 12/04/28...............      500    581,431

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^
                                                  -------   VALUE+
                                                   (000)
                                                  -------
            Brown & Brown, Inc.
               4.200%, 09/15/24..............        240  $  256,099
            Bunge, Ltd. Finance Corp.
               3.750%, 09/25/27..............        965     997,317
            Burlington Northern Santa Fe
              LLC
               3.000%, 04/01/25..............         75      78,584
            CA, Inc.
               4.500%, 08/15/23..............        100     104,942
               4.700%, 03/15/27..............        250     265,171
            Campbell Soup Co.
               4.150%, 03/15/28..............         86      92,757
            Canadian Imperial Bank of
              Commerce
               0.750%, 03/22/23.............. EUR    800     916,098
            Canadian Natural Resources, Ltd.
               3.850%, 06/01/27..............        500     529,090
            Canadian Pacific Railway Co.
               2.900%, 02/01/25..............         50      51,577
            Capital One Financial Corp.
               3.750%, 04/24/24..............         50      52,838
               3.200%, 02/05/25..............        260     269,237
            #  3.750%, 03/09/27..............        700     743,524
            Cardinal Health, Inc.
            #  4.625%, 12/15/20..............         75      77,050
            #  3.410%, 06/15/27..............        500     508,551
            CBS Corp.
               3.500%, 01/15/25..............        250     260,910
               2.900%, 01/15/27..............        704     703,044
            CenterPoint Energy Resources
              Corp.
               4.000%, 04/01/28..............        200     217,376
            Charles Schwab Corp. (The)
            #  3.200%, 03/02/27..............        700     734,788
            Chevron Corp.
               2.954%, 05/16/26..............      1,600   1,684,971
            Chubb INA Holdings, Inc.
               3.350%, 05/15/24..............         50      52,798
            Cigna Corp.
            W  3.900%, 02/15/22..............         75      77,789
            #W 3.500%, 06/15/24..............        250     260,092
            W  3.250%, 04/15/25..............        750     773,322
            W  3.400%, 03/01/27..............         56      57,775
            Cincinnati Financial Corp.
               6.920%, 05/15/28..............        600     788,183
            Citigroup, Inc.
               3.875%, 10/25/23..............        380     403,381
            Clorox Co. (The)
            #  3.900%, 05/15/28..............        750     827,491
            CME Group, Inc.
               3.000%, 03/15/25..............         85      89,378
            CMS Energy Corp.
               3.875%, 03/01/24..............        175     184,555

                                                  FACE
                                                 AMOUNT^
                                                 -------   VALUE+
                                                  (000)
                                                 -------
             CNA Financial Corp.
                3.950%, 05/15/24............        300  $  323,094
                4.500%, 03/01/26............        280     310,078
             Coca-Cola Co. (The)
                3.150%, 11/15/20............         48      48,666
                3.200%, 11/01/23............        600     632,459
                2.250%, 09/01/26............        740     748,109
                2.900%, 05/25/27............        400     421,942
             Coca-Cola European Partners
               P.L.C.
                1.125%, 05/26/24............ EUR    150     175,194
             Colgate-Palmolive Co.
                3.250%, 03/15/24............        100     106,675
             Comcast Corp.
                3.375%, 08/15/25............        500     532,718
                3.150%, 03/01/26............        200     211,125
             Commonwealth Bank of
               Australia
                2.400%, 11/02/20............        250     251,324
             W  2.850%, 05/18/26............        250     256,081
             W  3.150%, 09/19/27............        100     106,625
             ConocoPhillips Co.
                4.950%, 03/15/26............        250     288,023
             ConocoPhillips Holding Co.
                6.950%, 04/15/29............        614     835,005
             Consolidated Edison Co. of New
               York, Inc.
                3.300%, 12/01/24............        300     314,768
             Cooperatieve Rabobank UA
                3.875%, 02/08/22............         50      52,046
                3.375%, 05/21/25............      1,500   1,602,637
             Costco Wholesale Corp.
                3.000%, 05/18/27............      1,200   1,277,315
             Cox Communications, Inc.
             W  3.500%, 08/15/27............        400     422,479
             Credit Suisse AG
                3.625%, 09/09/24............        500     531,713
             CRH America Finance, Inc.
             W  3.950%, 04/04/28............        200     215,765
             CVS Health Corp.
                2.750%, 12/01/22............        200     203,446
                3.875%, 07/20/25............        505     536,937
             Danske Bank A.S.
                0.875%, 05/22/23............ EUR    100     113,368
                0.750%, 06/02/23............ EUR    300     342,442
             Deere & Co.
                5.375%, 10/16/29............         80     100,426
             Dexia Credit Local SA
                1.375%, 12/07/22............ GBP    500     656,690
             Discover Bank
                4.650%, 09/13/28............        500     561,959
             Discovery Communications LLC
                3.500%, 06/15/22............         50      51,507

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
                3.250%, 04/01/23............         75  $   77,186
             #  3.900%, 11/15/24                    150     158,848
                4.900%, 03/11/26............        200     223,370
             Dollar General Corp.
                3.250%, 04/15/23............        100     103,706
                4.150%, 11/01/25............        500     545,313
             Dollar Tree, Inc.
                4.200%, 05/15/28............        600     651,655
             Dominion Energy Gas Holdings
               LLC
                2.800%, 11/15/20............        250     251,941
             Dow Chemical Co. (The)
                3.000%, 11/15/22............         30      30,716
             #  3.500%, 10/01/24                    200     209,563
             DTE Energy Co.
                2.850%, 10/01/26............        750     761,522
             Duke Energy Corp.
                3.750%, 04/15/24............        275     292,242
             DXC Technology Co.
             #  4.750%, 04/15/27                    700     739,802
             E*TRADE Financial Corp.
                2.950%, 08/24/22............        300     305,647
                4.500%, 06/20/28............        750     817,620
             Eastman Chemical Co.
                1.500%, 05/26/23............ EUR    500     584,082
             Eaton Corp.
             #  3.103%, 09/15/27                    400     416,727
             #  4.000%, 11/02/32                    400     460,112
             Eaton Vance Corp.
                3.500%, 04/06/27............      1,500   1,584,665
             eBay, Inc.
                2.600%, 07/15/22............        175     176,825
             Ecolab, Inc.
                2.700%, 11/01/26............        500     515,864
             Electricite de France SA
             W  2.350%, 10/13/20                     30      30,105
             Electronic Arts, Inc.
                4.800%, 03/01/26............        250     285,335
             Emerson Electric Co.
                2.625%, 12/01/21............        450     457,285
             Enbridge, Inc.
                3.500%, 06/10/24............        300     313,442
             #  3.700%, 07/15/27                    500     531,320
             Enel Finance International NV
             W  3.500%, 04/06/28                    200     206,006
             W  4.875%, 06/14/29                    200     228,907
             Energy Transfer Operating L.P.
                4.750%, 01/15/26............        200     216,659
             Enterprise Products Operating
               LLC
                3.900%, 02/15/24............        200     213,048
             EOG Resources, Inc.
                3.150%, 04/01/25............        200     210,014
                4.150%, 01/15/26............        100     110,669

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
            EQT Corp.
            #  3.900%, 10/01/27                     300  $  264,689
            Equinor ASA
               0.875%, 02/17/23............. EUR    200     229,627
               2.650%, 01/15/24.............        100     102,918
            ERAC USA Finance LLC
            W  3.850%, 11/15/24                     200     213,548
            European Investment Bank
               3.250%, 01/29/24.............        100     106,731
            Eversource Energy
               2.500%, 03/15/21.............        100     100,606
            Exelon Corp.
               2.850%, 06/15/20.............        150     150,675
               3.400%, 04/15/26.............        200     210,391
            Exxon Mobil Corp.
               2.440%, 08/16/29.............        500     504,350
            Fairfax Financial Holdings Ltd.
               4.850%, 04/17/28.............        100     108,910
            FedEx Corp.
               2.625%, 08/01/22.............        100     101,388
               1.000%, 01/11/23............. EUR    400     457,400
               3.200%, 02/01/25.............        300     311,665
               4.900%, 01/15/34.............        494     569,570
            Fidelity National Information
              Services, Inc.
               5.000%, 10/15/25.............         63      72,027
            Fifth Third Bancorp
               3.950%, 03/14/28.............        500     547,578
            Fluor Corp.
               1.750%, 03/21/23............. EUR    200     211,774
               4.250%, 09/15/28.............      1,000     990,693
            FMR LLC
            W  4.950%, 02/01/33                     250     310,784
            GATX Corp.
               3.250%, 09/15/26.............        400     408,223
            General Mills, Inc.
            #  3.150%, 12/15/21                     200     204,453
            #  4.200%, 04/17/28                     400     447,971
            General Motors Co.
               4.200%, 10/01/27.............        300     306,622
            General Motors Financial Co.,
              Inc.
               5.250%, 03/01/26.............        250     271,220
            Georgia Power Co.
               3.250%, 03/30/27.............        250     260,684
            Georgia-Pacific LLC
               7.750%, 11/15/29.............         40      57,453
            Global Payments, Inc.
            #  4.800%, 04/01/26                     530     595,450
               4.450%, 06/01/28.............        607     677,062
            Goldman Sachs Group, Inc. (The)
               3.750%, 02/25/26.............      1,150   1,223,420
            Halliburton Co.
               3.500%, 08/01/23.............        200     207,886

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
               3.800%, 11/15/25.............        500  $  526,807
            Harley-Davidson, Inc.
               3.500%, 07/28/25.............        585     610,323
            Hasbro, Inc.
               3.150%, 05/15/21.............         97      98,212
               3.500%, 09/15/27.............        100     102,285
            Honeywell International, Inc.
               2.500%, 11/01/26.............        700     716,172
            HSBC Holdings P.L.C.
               4.000%, 03/30/22.............        350     366,434
            #  4.300%, 03/08/26.............        200     218,060
               3.900%, 05/25/26.............      1,000   1,068,031
            Huntington Bancshares, Inc.
               3.150%, 03/14/21.............         75      76,049
               2.300%, 01/14/22.............        300     301,706
            Husky Energy, Inc.
               4.400%, 04/15/29.............        700     741,613
            Hyatt Hotels Corp.
               3.375%, 07/15/23.............        100     103,662
            Illinois Tool Works, Inc.
               3.500%, 03/01/24.............        100     106,082
            ING Bank NV
            W  2.050%, 08/15/21.............        350     350,759
            ING Groep NV
               1.000%, 09/20/23............. EUR    300     345,456
            Intel Corp.
            #  3.150%, 05/11/27.............        500     535,003
            Inter-American Development
              Bank
               3.000%, 02/21/24.............        250     264,340
            Intercontinental Exchange, Inc.
               4.000%, 10/15/23.............        300     320,718
               3.750%, 12/01/25.............        250     270,575
            International Business Machines
              Corp.
               3.300%, 01/27/27.............        750     795,700
            International Paper Co.
               3.800%, 01/15/26.............         75      80,099
            Interpublic Group of Cos., Inc.
              (The)
               4.200%, 04/15/24.............        250     268,736
            ITC Holdings Corp.
               3.650%, 06/15/24.............        200     210,833
            Janus Capital Group, Inc.
               4.875%, 08/01/25.............        350     381,725
            Jefferies Group LLC / Jefferies
              Group Capital Finance, Inc.
               4.850%, 01/15/27.............        400     430,817
            JM Smucker Co. (The)
               3.500%, 03/15/25.............         70      73,823
            Johnson Controls International
              P.L.C.
               1.000%, 09/15/23............. EUR    376     431,058

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  ------- --------
                                                   (000)
                                                  -------
             JPMorgan Chase & Co.
                3.250%, 09/23/22.............        150  $155,217
                3.875%, 02/01/24.............        500   534,541
             #  3.900%, 07/15/25.............        330   355,703
                2.950%, 10/01/26.............        500   515,865
             Juniper Networks, Inc.
                4.500%, 03/15/24.............        200   216,013
             Kellogg Co.
                2.750%, 03/01/23.............         75    76,189
                3.250%, 04/01/26.............        200   208,604
                3.400%, 11/15/27.............        500   525,855
             Keurig Dr Pepper, Inc.
                3.400%, 11/15/25.............        250   261,738
             KeyBank NA
                3.300%, 06/01/25.............        250   265,087
             KeyCorp
                5.100%, 03/24/21.............        100   104,113
             Kimberly-Clark Corp.
             #  2.400%, 06/01/23.............         50    51,046
             Kohl's Corp.
                4.750%, 12/15/23.............         67    71,953
             Kommunekredit
                0.000%, 09/08/22............. EUR    400   451,238
             Kommuninvest I Sverige AB
                0.250%, 06/01/22............. SEK  4,000   415,922
                0.750%, 02/22/23............. SEK  7,000   738,910
                1.000%, 11/13/23............. SEK  9,000   963,089
             Kraft Heinz Foods Co.
                3.950%, 07/15/25.............        400   421,425
             Kroger Co. (The)
                7.500%, 04/01/31.............        424   589,735
             Laboratory Corp. of America
               Holdings
             #  3.600%, 09/01/27.............        750   796,943
             Lam Research Corp.
                4.000%, 03/15/29.............        250   276,670
             Lear Corp.
                3.800%, 09/15/27.............        500   506,389
             Legg Mason, Inc.
                4.750%, 03/15/26.............         30    32,962
             Lincoln National Corp.
                3.350%, 03/09/25.............         75    78,625
             Lloyds Banking Group P.L.C.
             #  3.750%, 01/11/27.............        450   475,971
             Loews Corp.
             #  2.625%, 05/15/23.............         50    50,968
                3.750%, 04/01/26.............        200   215,782
             Lowe's Cos., Inc.
                3.875%, 09/15/23.............         50    53,217
                3.375%, 09/15/25.............        125   132,460
                2.500%, 04/15/26.............        500   502,160
             LYB International Finance II BV
                1.875%, 03/02/22............. EUR    100   115,639

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
            LyondellBasell Industries NV
               6.000%, 11/15/21.............        200  $  213,515
               5.750%, 04/15/24.............        300     338,821
            Macquarie Bank, Ltd.
            W  3.900%, 01/15/26.............        250     267,491
            Manufacturers & Traders Trust
              Co.
               2.900%, 02/06/25.............        300     310,190
            Marathon Petroleum Corp.
               3.625%, 09/15/24.............        100     105,536
            #  5.125%, 12/15/26.............        100     114,283
            Marriott International, Inc.
               2.875%, 03/01/21.............        200     202,227
               4.000%, 04/15/28.............        100     107,934
            Marsh & McLennan Cos., Inc.
               2.750%, 01/30/22.............        300     304,757
               3.500%, 03/10/25.............        250     264,323
            Mastercard, Inc.
               2.950%, 11/21/26.............        300     316,868
            Maxim Integrated Products, Inc.
               3.450%, 06/15/27.............        150     154,330
            McDonald's Corp.
               2.750%, 12/09/20.............         30      30,276
               2.625%, 01/15/22.............        300     305,084
               2.000%, 06/01/23............. EUR    100     119,884
               0.625%, 01/29/24............. EUR    200     228,586
               3.700%, 01/30/26.............        150     162,042
            McKesson Corp.
               3.796%, 03/15/24.............         75      78,720
               4.750%, 05/30/29.............      1,000   1,121,985
            Medtronic, Inc.
               3.500%, 03/15/25.............        112     120,397
            MetLife, Inc.
               3.600%, 04/10/24.............         50      53,152
               3.000%, 03/01/25.............        250     260,996
            Microsoft Corp.
               2.400%, 08/08/26.............        800     819,693
               3.300%, 02/06/27.............        400     432,986
            Mizuho Financial Group, Inc.
            #W 2.632%, 04/12/21.............        200     201,462
               2.953%, 02/28/22.............        400     406,856
            Morgan Stanley
               5.500%, 07/28/21.............        100     105,838
               3.875%, 04/29/24.............        350     373,207
               3.875%, 01/27/26.............        400     431,759
               3.625%, 01/20/27.............        400     426,664
            Mosaic Co. (The)
               4.250%, 11/15/23.............        300     319,563
            Motorola Solutions, Inc.
               4.600%, 05/23/29.............        300     329,978
            MPLX L.P.
               4.125%, 03/01/27.............        597     626,955
               4.000%, 03/15/28.............        500     519,584

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
            Nasdaq, Inc.
               4.250%, 06/01/24.............        375  $  405,356
            National Australia Bank, Ltd.
               1.875%, 07/12/21.............        500     500,027
            W  3.500%, 01/10/27.............        250     268,781
            National Grid North America,
              Inc.
               0.750%, 08/08/23............. EUR    200     227,936
            National Rural Utilities
              Cooperative Finance Corp.
               8.000%, 03/01/32.............        121     181,635
            Nationwide Building Society
            W  3.900%, 07/21/25.............        600     654,621
            NatWest Markets P.L.C.
               0.625%, 03/02/22............. EUR    200     225,629
            NetApp, Inc.
               3.300%, 09/29/24.............        200     205,723
            Newmont Goldcorp Corp.
               3.625%, 06/09/21.............        190     194,379
            NextEra Energy Capital
              Holdings, Inc.
               3.550%, 05/01/27.............        900     958,793
            NiSource, Inc.
               3.850%, 02/15/23.............        200     208,453
            Noble Energy, Inc.
            #  3.850%, 01/15/28.............        400     415,510
            Nordstrom, Inc.
               4.000%, 03/15/27.............        200     208,115
            Norfolk Southern Corp.
               2.900%, 06/15/26.............        200     206,913
            Nucor Corp.
               3.950%, 05/01/28.............        300     328,187
            Nutrien, Ltd.
               3.625%, 03/15/24.............        300     316,093
            Nuveen Finance LLC
            W  4.125%, 11/01/24.............         50      54,298
            Occidental Petroleum Corp.
            #  3.000%, 02/15/27.............        300     297,354
            Omnicom Group, Inc. / Omnicom
              Capital, Inc.
               3.650%, 11/01/24.............        300     317,002
            ONEOK, Inc.
            #  4.000%, 07/13/27.............        800     843,986
            Oracle Corp.
               2.950%, 05/15/25.............      1,900   1,976,403
               3.250%, 11/15/27.............      1,750   1,864,568
            O'Reilly Automotive, Inc.
               3.600%, 09/01/27.............        800     855,203
            Packaging Corp. of America
               4.500%, 11/01/23.............        500     536,267
            Penske Truck Leasing Co. L.P. /
              PTL Finance Corp.
            W  3.050%, 01/09/20.............         51      51,047
            W  3.400%, 11/15/26.............        721     737,245

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  ------- --------
                                                   (000)
                                                  -------
             PepsiCo, Inc.
                2.750%, 03/05/22.............       100   $102,445
             Phillips 66
                4.300%, 04/01/22.............       200    211,323
             Phillips 66 Partners L.P.
                3.550%, 10/01/26.............       200    208,934
                3.750%, 03/01/28.............       500    525,069
             PNC Bank NA
                3.250%, 06/01/25.............       250    263,594
             PPG Industries, Inc.
             #  3.750%, 03/15/28.............       499    544,453
                2.800%, 08/15/29.............       473    475,282
             PPL Capital Funding, Inc.
             #  3.100%, 05/15/26.............       400    409,854
             Praxair, Inc.
                2.200%, 08/15/22.............        50     50,356
             Precision Castparts Corp.
                3.250%, 06/15/25.............       344    364,192
             Principal Financial Group, Inc.
                3.125%, 05/15/23.............       200    206,465
                3.100%, 11/15/26.............       100    103,752
             Progress Energy, Inc.
                7.750%, 03/01/31.............       400    571,971
             Progressive Corp.
                2.450%, 01/15/27.............       200    202,612
             Province of Ontario Canada
                1.875%, 05/21/20.............        50     49,983
                3.150%, 06/02/22............. CAD   340    267,395
             Province of Quebec Canada
                3.500%, 07/29/20.............        35     35,423
                7.500%, 09/15/29.............       500    737,953
             Prudential Financial, Inc.
                4.500%, 11/16/21.............       100    105,123
             #  3.500%, 05/15/24.............       200    212,697
             PSEG Power LLC
                5.125%, 04/15/20.............        30     30,418
             QUALCOMM, Inc.
                3.450%, 05/20/25.............       575    609,797
             Quest Diagnostics, Inc.
                3.500%, 03/30/25.............       200    210,708
             Reinsurance Group of America,
               Inc.
                3.950%, 09/15/26.............       400    422,855
             Rockwell Automation, Inc.
                2.875%, 03/01/25.............       300    310,956
             Rolls-Royce P.L.C.
                0.875%, 05/09/24............. EUR   100    113,675
             W  3.625%, 10/14/25.............       600    626,180
             Roper Technologies, Inc.
                3.800%, 12/15/26.............       200    214,934
             Royal Bank of Scotland Group
               P.L.C.
                2.500%, 03/22/23............. EUR   200    239,303
                4.800%, 04/05/26.............       200    221,872

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
             Royal Caribbean Cruises, Ltd.
                7.500%, 10/15/27............        200  $  255,896
                3.700%, 03/15/28............        200     207,135
             salesforce.com, Inc.
                3.700%, 04/11/28............        200     220,864
             Santander Holdings USA, Inc.
                4.500%, 07/17/25............        250     269,364
                4.400%, 07/13/27............        200     214,890
             Santander UK Group Holdings
               P.L.C.
                2.875%, 10/16/20............        350     351,490
             Santander UK P.L.C.
                4.000%, 03/13/24............         50      53,530
             Sempra Energy
                3.550%, 06/15/24............        250     259,238
             Shell International Finance BV
                2.125%, 05/11/20............        180     180,306
                3.250%, 05/11/25............      1,222   1,297,165
                2.875%, 05/10/26............        850     886,129
             Sherwin-Williams Co. (The)
                3.450%, 08/01/25............        100     105,720
                2.950%, 08/15/29............      1,000   1,008,960
             Siemens
               Financieringsmaatschappij NV
             W  6.125%, 08/17/26............        200     245,029
             SNCF Reseau EPIC
                5.500%, 12/01/21............ GBP    778   1,101,051
             Solvay Finance America LLC
             W  4.450%, 12/03/25............        200     217,430
             Southern Co. (The)
                3.250%, 07/01/26............        500     521,638
             Southern Power Co.
                4.150%, 12/01/25............         50      54,701
             Southwest Airlines Co.
                3.000%, 11/15/26............        250     256,353
             Southwest Gas Corp.
                3.700%, 04/01/28............        100     107,881
             Spectra Energy Partners L.P.
                4.750%, 03/15/24............        400     436,642
             Spirit AeroSystems, Inc.
                4.600%, 06/15/28............        200     215,813
             Standard Chartered P.L.C.
             W  4.050%, 04/12/26............        200     212,507
             Starbucks Corp.
                2.100%, 02/04/21............        100     100,352
             State Street Corp.
                3.550%, 08/18/25............        200     215,872
             Steelcase Inc.
                5.125%, 01/18/29............        100     113,246
             Stryker Corp.
                3.375%, 05/15/24............        200     210,397
                3.375%, 11/01/25............        500     532,608

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED


                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
                                                 -------
             Sumitomo Mitsui Financial
               Group, Inc.
                3.784%, 03/09/26............        800  $  858,327
                3.040%, 07/16/29............        800     819,858
             Suncor Energy, Inc.
                3.600%, 12/01/24............        200     211,355
             SunTrust Bank
                2.450%, 08/01/22............        400     404,564
             SunTrust Banks, Inc.
                2.900%, 03/03/21............         75      75,847
             SVB Financial Group
                5.375%, 09/15/20............        100     102,819
             Svenska Handelsbanken AB
                0.250%, 02/28/22............ EUR    880     989,936
             Swedbank AB
                0.300%, 09/06/22............ EUR    200     224,784
             Sysco Corp.
                2.600%, 10/01/20............         30      30,179
                3.300%, 07/15/26............      1,000   1,055,752
             Tapestry, Inc.
                4.250%, 04/01/25............        300     315,395
             Target Corp.
                2.500%, 04/15/26............        325     334,355
             TCI Communications, Inc.
             #  7.875%, 02/15/26............        140     183,330
             TD Ameritrade Holding Corp.
                3.625%, 04/01/25............         30      31,850
             Telefonica Emisiones SA
                3.987%, 01/23/23............ EUR    200     251,357
             Telefonica Europe BV
                8.250%, 09/15/30............        975   1,406,607
             Texas Instruments, Inc.
                2.900%, 11/03/27............        500     524,689
             Thomson Reuters Corp.
                4.300%, 11/23/23............        400     430,379
             TJX Cos., Inc. (The)
                2.250%, 09/15/26............      1,150   1,153,985
             Toronto-Dominion Bank (The)
                1.994%, 03/23/22............ CAD    500     378,855
             Total Capital International SA
                2.125%, 03/15/23............ EUR    800     960,594
             TransCanada PipeLines, Ltd.
                2.500%, 08/01/22............        200     202,685
                4.875%, 01/15/26............         90     100,728
                4.250%, 05/15/28............        500     552,539
             TWDC Enterprises 18 Corp.
                3.150%, 09/17/25............        200     212,997
             U.S. Bancorp
                3.700%, 01/30/24............         75      79,864
             U.S. Bank NA
                2.800%, 01/27/25............        750     778,186
             UBS Group Funding Switzerland
               AG
                1.750%, 11/16/22............ EUR    200     234,391
             W  4.125%, 09/24/25............        400     435,948

                                                   FACE
                                                  AMOUNT^  VALUE+
                                                  ------- --------
                                                   (000)
                                                  -------
              Unilever Capital Corp.
                 2.000%, 07/28/26............       100   $ 98,887
              Union Pacific Corp.
                 3.750%, 03/15/24............       200    212,684
                 3.950%, 09/10/28............       650    723,314
              United Parcel Service, Inc.
                 2.450%, 10/01/22............       100    101,681
                 0.375%, 11/15/23............ EUR   650    734,568
              United Technologies Corp.
                 7.500%, 09/15/29............        40     56,544
              Valero Energy Corp.
                 3.400%, 09/15/26............       250    259,223
              Verizon Communications, Inc.
                 3.376%, 02/15/25............        24     25,474
                 2.625%, 08/15/26............       200    204,307
                 4.329%, 09/21/28............       823    936,609
                 4.016%, 12/03/29............       151    168,791
              Viacom, Inc.
                 3.875%, 04/01/24............        31     32,594
              Visa, Inc.
                 3.150%, 12/14/25............       375    400,953
              VMware, Inc.
                 3.900%, 08/21/27............        60     61,934
              Vodafone Group P.L.C.
                 7.875%, 02/15/30............       200    278,267
              Walgreens Boots Alliance, Inc.
                 3.450%, 06/01/26............       450    465,787
              Walmart, Inc.
              #  2.550%, 04/11/23............       100    102,414
              Walt Disney Co.
              W  3.000%, 09/15/22............       180    185,804
              Walt Disney Co. (The)
              W  3.700%, 09/15/24............       200    214,678
              Waste Management, Inc.
                 3.500%, 05/15/24............       310    327,532
              WEC Energy Group, Inc.
                 3.550%, 06/15/25............       500    534,225
              Wells Fargo & Co.
              #  3.000%, 02/19/25............       850    874,187
                 3.000%, 04/22/26............       450    461,825
              Westpac Banking Corp.
                 4.875%, 11/19/19............        59     59,073
                 2.850%, 05/13/26............       300    310,587
                 3.350%, 03/08/27............       550    588,244
              WestRock MWV LLC
                 8.200%, 01/15/30............       222    307,386
              Whirlpool Corp.
                 3.700%, 05/01/25............       200    211,096
              Williams Cos., Inc. (The)
                 4.000%, 09/15/25............       500    530,755
                 3.750%, 06/15/27............       110    114,529
              Zimmer Biomet Holdings, Inc.
                 3.550%, 04/01/25............       300    317,352

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

                                            FACE
                                           AMOUNT^    VALUE+
                                           ------- ------------
                                            (000)
                                           -------
                 Zoetis, Inc.
                    3.000%, 09/12/27......    355  $    365,649
                                                   ------------
                 TOTAL BONDS..............          165,796,977
                                                   ------------
                 U.S. TREASURY
                   OBLIGATIONS -- (20.2%)
                 U.S. Treasury Bills
                    0.000%, 11/26/19......  4,000     3,995,697
                 U.S. Treasury Bonds
                    7.500%, 11/15/24......    600       772,711
                    6.875%, 08/15/25......  1,000     1,293,203
                    6.000%, 02/15/26......  1,000     1,263,789
                    6.750%, 08/15/26......  1,000     1,330,977
                    6.625%, 02/15/27......  1,400     1,882,070
                    6.125%, 11/15/27......    750     1,003,535
                    5.250%, 11/15/28......    250       325,049
                    5.250%, 02/15/29......  2,570     3,359,873
                    6.125%, 08/15/29......  1,045     1,463,653
                    6.250%, 05/15/30......  1,030     1,481,068
                    5.375%, 02/15/31......  2,400     3,297,469
                 U.S. Treasury Notes
                    2.125%, 07/31/24......    500       513,437
                    2.125%, 05/15/25......  2,600     2,676,476
                    2.875%, 05/31/25......  1,300     1,390,391
                    2.000%, 08/15/25......  2,800     2,865,516
                    2.250%, 11/15/25......  2,400     2,491,406
                    1.625%, 02/15/26......  2,150     2,153,947
                    1.625%, 05/15/26......  3,100     3,105,328

                                           FACE
                                          AMOUNT^     VALUE+
                                         --------- ------------
                                           (000)
                                         ---------
                   1.500%, 08/15/26.....     2,500 $  2,483,398
                   1.625%, 09/30/26.....       600      600,727
                   2.250%, 02/15/27.....     1,500    1,566,328
                   2.375%, 05/15/27.....     2,100    2,214,105
                   2.250%, 11/15/27.....     2,000    2,092,812
                   2.750%, 02/15/28.....     1,700    1,845,297
                   2.875%, 05/15/28.....     1,750    1,919,600
                   2.875%, 08/15/28.....     2,250    2,471,836
                   3.125%, 11/15/28.....     3,500    3,925,059
                   2.625%, 02/15/29.....     2,900    3,135,172
                   2.375%, 05/15/29.....     2,500    2,650,879
                   1.625%, 08/15/29.....       750      745,518
                                                   ------------
                TOTAL U.S. TREASURY
                  OBLIGATIONS...........             62,316,326
                                                   ------------
                TOTAL INVESTMENT
                  SECURITIES
                  (Cost $279,906,456)...            293,943,477
                                                   ------------

                                          SHARES
                                         ---------
                SECURITIES LENDING
                  COLLATERAL -- (4.9%)
                @(S) The DFA Short Term
                  Investment Fund....... 1,297,485   15,013,201
                                                   ------------
                TOTAL INVESTMENTS --
                  (100.0%)
                  (Cost $294,918,099)...           $308,956,678
                                                   ============

As of October 31, 2019, DFA Social Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                             UNREALIZED
                                                                              FOREIGN
                                                                              EXCHANGE
                       CURRENCY                                 SETTLEMENT  APPRECIATION
CURRENCY PURCHASED       SOLD             COUNTERPARTY             DATE    (DEPRECIATION)
------------------  -------------- ---------------------------- ---------- --------------
USD       649,935   CAD    854,779 Bank of America Corp.         01/13/20     $    676
                                                                              --------
TOTAL
  APPRECIATION                                                                $    676
CAD       856,228   USD    650,737 Bank of America Corp.         11/04/19     $   (647)
USD       646,758   CAD    856,228 Bank of America Corp.         11/04/19       (3,332)
USD     2,144,117   SEK 20,623,292 State Street Bank and Trust   01/17/20       (1,155)
USD    12,547,959   EUR 11,196,440 State Street Bank and Trust   01/17/20       (5,056)
USD     2,183,190   GBP  1,698,580 State Street Bank and Trust   01/24/20      (23,003)
                                                                              --------
TOTAL
  (DEPRECIATION)                                                              $(33,193)
                                                                              --------
TOTAL
  APPRECIATION
  (DEPRECIATION)                                                              $(32,517)
                                                                              ========

DFA SOCIAL FIXED INCOME PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ------------------------------------------
                                  LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                  ------- ------------  ------- ------------
   Agency Obligations............   --    $ 65,830,174    --    $ 65,830,174
   Bonds.........................   --     165,796,977    --     165,796,977
   U.S. Treasury Obligations.....   --      62,316,326    --      62,316,326
   Securities Lending Collateral.   --      15,013,201    --      15,013,201
   Forward Currency Contracts**..   --         (32,517)   --         (32,517)
                                    --    ------------    --    ------------
   TOTAL.........................   --    $308,924,161    --    $308,924,161
                                    ==    ============    ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

               DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                FACE
                                               AMOUNT^    VALUE+
                                              --------- ----------
                                                (000)
              BONDS -- (90.4%)
              AUSTRALIA -- (1.4%)
              Australia & New Zealand
                Banking Group, Ltd.
                 0.750%, 09/29/26............ EUR   300 $  347,968
              Commonwealth Bank of Australia
                 1.125%, 01/18/28............ EUR 1,000  1,197,522
              National Australia Bank, Ltd.
                 1.375%, 08/30/28............ EUR 1,800  2,187,686
              Telstra Corp., Ltd.
                 1.375%, 03/26/29............ EUR   115    138,414
              Westpac Banking Corp.
                 2.125%, 05/02/25............ GBP   700    948,746
                                                        ----------
              TOTAL AUSTRALIA................            4,820,336
                                                        ----------
              AUSTRIA -- (1.1%)
              Oesterreichische Kontrollbank
                AG
                 0.250%, 09/26/24............ EUR 1,700  1,950,289
              Republic of Austria Government
                Bond
              W  0.750%, 10/20/26............ EUR 1,600  1,922,484
                                                        ----------
              TOTAL AUSTRIA..................            3,872,773
                                                        ----------
              BELGIUM -- (2.2%)
              Anheuser-Busch InBev SA
                 2.250%, 05/24/29............ GBP 1,450  1,946,251
              Dexia Credit Local SA
                 1.000%, 10/18/27............ EUR 1,250  1,504,846
              Kingdom of Belgium Government
                Bond
                 5.500%, 03/28/28............ EUR 1,700  2,817,872
              W  1.000%, 06/22/31............ EUR   500    620,452
                 1.250%, 04/22/33............ EUR   600    770,373
                                                        ----------
              TOTAL BELGIUM..................            7,659,794
                                                        ----------
              CANADA -- (8.7%)
              Alimentation Couche-Tard, Inc.
                 1.875%, 05/06/26............ EUR   800    966,603
              Bank of Montreal
                 1.900%, 08/27/21............     2,000  2,001,720
              Bank of Nova Scotia (The)
                 2.620%, 12/02/26............ CAD 4,000  3,108,951
              Brookfield Finance, Inc.
                 4.850%, 03/29/29............       800    910,082
              Canadian Imperial Bank of
                Commerce
                 3.300%, 05/26/25............ CAD 1,000    802,285

                                               FACE
                                             AMOUNT^     VALUE+
                                            ---------- -----------
                                              (000)
              CANADA -- (Continued)
                CPPIB Capital, Inc.
                 1.500%, 03/04/33.......... EUR  1,050 $ 1,356,479
              Province of Alberta Canada
                 3.300%, 03/15/28..........      4,500   4,956,789
              Province of British Columbia
                Canada
                 2.550%, 06/18/27.......... CAD  1,000     788,763
              Province of Manitoba Canada
                 3.250%, 09/05/29.......... CAD    800     661,137
              Province of Ontario Canada
                 2.600%, 09/08/23.......... CAD  2,500   1,954,256
                 6.500%, 03/08/29.......... CAD  1,500   1,555,429
                 6.200%, 06/02/31.......... CAD  1,500   1,601,291
                 5.850%, 03/08/33.......... CAD  1,800   1,922,246
              Province of Quebec Canada
                 2.750%, 04/12/27..........      4,000   4,234,356
              Province of Saskatchewan
                Canada
                 6.400%, 09/05/31.......... CAD  1,000   1,081,178
              Thomson Reuters Corp.
                 3.350%, 05/15/26..........        500     518,088
              Toronto-Dominion Bank (The)
                 0.625%, 07/20/23.......... EUR  1,700   1,945,306
                                                       -----------
              TOTAL CANADA.................             30,364,959
                                                       -----------
              DENMARK -- (1.6%)
              Danske Bank A.S.
              W  4.375%, 06/12/28..........      1,000   1,079,004
              Denmark Government Bond
                 0.500%, 11/15/27.......... DKK 11,000   1,778,073
              W  0.500%, 11/15/29.......... DKK  4,000     650,218
              Kommunekredit
                 0.750%, 05/18/27.......... EUR  1,700   2,019,061
                                                       -----------
              TOTAL DENMARK................              5,526,356
                                                       -----------
              FINLAND -- (1.9%)
              Finland Government Bond
              W  1.125%, 04/15/34.......... EUR    600     769,867
              Municipality Finance P.L.C.
                 1.250%, 12/07/22.......... GBP  3,000   3,932,295
                 1.250%, 02/23/33.......... EUR    800   1,020,160
              Nordea Bank Abp
                 0.875%, 06/26/23.......... EUR    800     915,857
                                                       -----------
              TOTAL FINLAND................              6,638,179
                                                       -----------
              FRANCE -- (4.3%)
              Agence Francaise de
                Developpement
                 1.375%, 07/05/32.......... EUR    600     757,520

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                              FACE
                                             AMOUNT^     VALUE+
                                           ----------- -----------
                                              (000)
             FRANCE -- (Continued)
             BNP Paribas SA
                1.625%, 02/23/26.......... EUR     800 $   975,108
             BPCE SA
                0.875%, 01/31/24.......... EUR     700     801,086
             Credit Agricole SA
                2.375%, 05/20/24.......... EUR     800     986,100
             French Republic Government
               Bond OAT
                0.500%, 05/25/25.......... EUR   1,100   1,292,397
             Orange SA
                8.125%, 01/28/33.......... EUR     500   1,057,555
             Pernod Ricard SA
                1.500%, 05/18/26.......... EUR     600     720,713
             Sanofi
                3.625%, 06/19/28..........       2,000   2,230,982
             SNCF Mobilites
                5.375%, 03/18/27.......... GBP   1,600   2,680,902
             SNCF Reseau EPIC
                5.250%, 12/07/28.......... GBP   1,000   1,744,526
             Societe Generale SA
                1.375%, 01/13/28.......... EUR     900   1,058,104
             Unedic Asseo
                1.250%, 05/25/33.......... EUR     500     634,072
                                                       -----------
             TOTAL FRANCE.................              14,939,065
                                                       -----------
             GERMANY -- (6.3%)
             BMW Finance NV
                1.500%, 02/06/29.......... EUR   1,400   1,689,462
             BMW US Capital LLC
                1.000%, 04/20/27.......... EUR     900   1,053,376
             Bundesrepublik Deutschland
               Bundesanleihe
                0.500%, 02/15/28.......... EUR   2,000   2,421,249
             Daimler AG
                1.375%, 05/11/28.......... EUR     900   1,071,829
                1.125%, 08/08/34.......... EUR     500     547,104
             Deutsche Bahn Finance
               GMBH
                1.125%, 12/18/28.......... EUR   1,000   1,215,141
                2.750%, 03/19/29.......... EUR     107     147,402
             Deutsche Telekom
               International Finance B.V.
                2.000%, 12/01/29.......... EUR     500     631,793
             Deutsche Telekom
               International Finance BV
                1.375%, 01/30/27.......... EUR     800     961,253
             Kreditanstalt fuer
               Wiederaufbau
                2.050%, 02/16/26.......... JPY 298,000   3,197,860
                5.750%, 06/07/32.......... GBP   1,000   2,014,464

                                              FACE
                                             AMOUNT^     VALUE+
                                           ----------- -----------
                                              (000)
             GERMANY -- (Continued)
             Landeskreditbank Baden-
               Wuerttemberg Foerderbank
             (r)  2.220%, 09/27/21........       1,000 $ 1,001,080
             Landwirtschaftliche
               Rentenbank
                2.000%, 01/13/25..........         800     814,862
             NRW Bank
                0.750%, 06/30/28.......... EUR   1,000   1,197,256
             Siemens
               Financieringsmaatschappij
               NV
                1.000%, 09/06/27.......... EUR     800     960,184
             State of North Rhine-
               Westphalia Germany
                0.950%, 03/13/28.......... EUR   2,500   3,040,898
                                                       -----------
             TOTAL GERMANY................              21,965,213
                                                       -----------
             IRELAND -- (0.4%)
             Ireland Government Bond
                1.000%, 05/15/26.......... EUR     400     481,729
                0.900%, 05/15/28.......... EUR     700     846,368
                                                       -----------
             TOTAL IRELAND................               1,328,097
                                                       -----------
             ITALY -- (0.3%)
             Intesa Sanpaolo SpA
                1.750%, 07/04/29.......... EUR     800     934,105
                                                       -----------
             JAPAN -- (2.5%)
             Honda Canada Finance, Inc.
                3.444%, 05/23/25.......... CAD     500     398,303
             Japan Government Twenty
               Year Bond
                1.800%, 09/20/31.......... JPY 235,000   2,654,266
             Mitsubishi UFJ Financial
               Group, Inc.
                3.677%, 02/22/27..........       1,000   1,070,423
             Mizuho Financial Group, Inc.
                2.839%, 09/13/26..........         600     608,541
             Sumitomo Mitsui Financial
               Group, Inc.
                3.784%, 03/09/26..........       1,000   1,072,908
             Toyota Credit Canada, Inc.
                2.700%, 01/25/23.......... CAD   4,000   3,081,194
                                                       -----------
             TOTAL JAPAN..................               8,885,635
                                                       -----------
             NETHERLANDS -- (4.3%)
             ABN AMRO Bank NV
                1.000%, 04/16/25.......... EUR     800     932,824
             BNG Bank NV
                1.000%, 01/12/26.......... EUR   1,600   1,922,206
                5.200%, 12/07/28.......... GBP   1,500   2,642,262

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                              FACE
                                             AMOUNT^     VALUE+
                                           ----------- -----------
                                              (000)
             NETHERLANDS -- (Continued)
                3.300%, 04/26/29.......... AUD   3,000 $ 2,336,764
             Cooperatieve Rabobank UA
                1.375%, 02/03/27.......... EUR     600     728,730
             Heineken NV
                1.375%, 01/29/27.......... EUR   1,000   1,203,513
             ING Groep NV
                1.375%, 01/11/28.......... EUR     900   1,080,153
             Koninklijke KPN NV
                5.000%, 11/18/26.......... GBP     500     753,079
             Koninklijke Philips NV
                1.375%, 05/02/28.......... EUR     800     967,202
             Nederlandse Waterschapsbank
               NV
                1.000%, 03/01/28.......... EUR   1,000   1,219,640
             Netherlands Government Bond
             W  0.750%, 07/15/27.......... EUR   1,000   1,214,147
                                                       -----------
             TOTAL NETHERLANDS............              15,000,520
                                                       -----------
             NORWAY -- (0.6%)
             Kommunalbanken A.S.
                0.625%, 04/20/26.......... EUR   1,700   1,991,508
                                                       -----------
             SINGAPORE -- (0.1%)
             Temasek Financial I, Ltd.
                2.375%, 01/23/23..........         320     325,355
                                                       -----------
             SPAIN -- (0.7%)
             Banco Santander SA
                1.375%, 12/14/22.......... EUR     800     930,017
             Santander UK Group Holdings
               P.L.C.
                3.625%, 01/14/26.......... GBP     400     564,528
             Telefonica Emisiones SA
                5.375%, 02/02/26.......... GBP     600     938,206
                                                       -----------
             TOTAL SPAIN..................               2,432,751
                                                       -----------
             SUPRANATIONAL ORGANIZATION
               OBLIGATIONS -- (8.0%)
             African Development Bank
                0.500%, 03/21/29.......... EUR   1,000   1,171,957
             Asian Development Bank
                2.350%, 06/21/27.......... JPY 780,000   8,729,546
             Council Of Europe
               Development Bank
                0.625%, 01/30/29.......... EUR     800     952,953
             European Bank for
               Reconstruction &
               Development
                5.625%, 12/07/28.......... GBP     800   1,463,004
             European Financial Stability
               Facility
                0.625%, 10/16/26.......... EUR   1,700   2,011,150

                                               FACE
                                              AMOUNT^     VALUE+
                                            ----------- -----------
                                               (000)
            SUPRANATIONAL ORGANIZATION
              OBLIGATIONS -- (Continued)
            European Investment Bank
               2.150%, 01/18/27............ JPY 530,800 $ 5,829,745
               4.500%, 06/07/29............ GBP   1,200   2,053,560
            European Stability Mechanism
               1.200%, 05/23/33............ EUR     600     768,347
            European Union
               1.250%, 04/04/33............ EUR     500     642,617
            International Bank for
              Reconstruction &
              Development
               5.750%, 06/07/32............ GBP   2,200   4,443,451
                                                        -----------
            TOTAL SUPRANATIONAL
              ORGANIZATION
              OBLIGATIONS..................              28,066,330
                                                        -----------
            SWEDEN -- (1.6%)
            Kommuninvest I Sverige AB
               0.750%, 02/22/23............ SEK   5,000     527,793
            Swedbank AB
               0.400%, 08/29/23............ EUR   1,000   1,128,574
            Sweden Government Bond
               2.250%, 06/01/32............ SEK  29,500   3,916,632
                                                        -----------
            TOTAL SWEDEN...................               5,572,999
                                                        -----------
            SWITZERLAND -- (0.5%)
            Credit Suisse AG
               1.500%, 04/10/26............ EUR     800     964,904
            UBS Group Funding
              Switzerland AG
               1.250%, 09/01/26............ EUR     800     946,176
                                                        -----------
            TOTAL SWITZERLAND..............               1,911,080
                                                        -----------
            UNITED KINGDOM -- (5.8%)
            AstraZeneca P.L.C.
               5.750%, 11/13/31............ GBP     500     933,091
            Barclays P.L.C.
               4.375%, 01/12/26............       1,000   1,074,569
               3.250%, 01/17/33............ GBP     400     547,712
            British Telecommunications
              P.L.C.
               3.125%, 11/21/31............ GBP   1,200   1,681,404
            Coca-Cola European Partners
              P.L.C.
               2.625%, 11/06/23............ EUR     800     980,918
            Diageo Finance P.L.C.
               1.500%, 10/22/27............ EUR     500     610,928
            GlaxoSmithKline Capital P.L.C.
               1.000%, 09/12/26............ EUR     800     941,841

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                 FACE
                                                AMOUNT^   VALUE+
                                                ------- -----------
                                                 (000)
             UNITED KINGDOM -- (Continued)
             HSBC Holdings P.L.C.
                3.400%, 03/08/21...........        900  $   915,645
             Lloyds Banking Group P.L.C.
                1.500%, 09/12/27........... EUR    900    1,070,402
             Mead Johnson Nutrition Co.
                4.125%, 11/15/25...........        600      658,895
             Nationwide Building Society
                3.250%, 01/20/28........... GBP    700    1,019,187
             Royal Bank of Scotland Group
               P.L.C.
                4.800%, 04/05/26...........        700      776,551
             Unilever NV
                1.125%, 02/12/27........... EUR    400      481,033
                1.375%, 07/31/29........... EUR    700      866,672
             United Kingdom Gilt
                1.625%, 10/22/28........... GBP    900    1,276,885
                4.750%, 12/07/30........... GBP  1,500    2,799,615
                4.250%, 06/07/32........... GBP  1,100    2,023,509
             Vodafone Group P.L.C.
                1.875%, 11/20/29........... EUR    600      736,086
                1.625%, 11/24/30........... EUR    750      890,871
                                                        -----------
             TOTAL UNITED
               KINGDOM.....................              20,285,814
                                                        -----------
             UNITED STATES -- (38.1%)
             Abbott Ireland Financing DAC
                1.500%, 09/27/26........... EUR    800      959,174
             AbbVie, Inc.
                4.250%, 11/14/28...........        600      652,099
             Activision Blizzard, Inc.
                3.400%, 06/15/27...........      1,000    1,047,070
             Aetna, Inc.
                3.500%, 11/15/24...........        693      726,639
             Allergan Funding SCS
                2.125%, 06/01/29........... EUR    800      984,349
             American Express Co.
                3.000%, 10/30/24...........      1,000    1,037,788
             American International Group,
               Inc.
                1.875%, 06/21/27........... EUR    800      964,404
             American Water Capital Corp.
                2.950%, 09/01/27...........        800      822,931
             Amgen, Inc.
                4.000%, 09/13/29........... GBP    700    1,065,828
             Amphenol Technologies
               Holding GmbH
                2.000%, 10/08/28........... EUR    600      742,897
             Anthem, Inc.
                4.101%, 03/01/28...........      1,000    1,087,395
             Aon Corp.
                4.500%, 12/15/28...........        500      566,255
                3.750%, 05/02/29...........        500      538,736
             Aon P.L.C.
                2.875%, 05/14/26........... EUR    500      633,411

                                                 FACE
                                                AMOUNT^   VALUE+
                                                ------- ----------
                                                 (000)
             UNITED STATES -- (Continued)
             Apple, Inc.
                1.375%, 05/24/29........... EUR  1,600  $1,984,673
                3.050%, 07/31/29........... GBP  1,300   1,945,557
             Applied Materials, Inc.
                3.300%, 04/01/27...........      1,000   1,069,090
             Arrow Electronics, Inc.
                3.875%, 01/12/28...........      1,000   1,033,888
             AT&T, Inc.
                3.825%, 11/25/20........... CAD  1,200     925,962
             Autodesk, Inc.
                3.500%, 06/15/27...........        500     519,211
             AutoZone, Inc.
                2.500%, 04/15/21...........        600     603,816
             Avnet, Inc.
                4.625%, 04/15/26...........        500     533,656
             AXIS Specialty Finance P.L.C.
                4.000%, 12/06/27...........        800     837,765
             Bank of America Corp.
                7.000%, 07/31/28........... GBP    600   1,102,142
             Baxter International, Inc.
                2.600%, 08/15/26...........      1,000   1,011,900
                1.300%, 05/15/29........... EUR    500     577,473
             Best Buy Co., Inc.
                4.450%, 10/01/28...........        800     873,950
             Biogen, Inc.
                4.050%, 09/15/25...........        900     986,327
             BlackRock, Inc.
                1.250%, 05/06/25........... EUR    600     712,944
             Booking Holdings, Inc.
                1.800%, 03/03/27........... EUR    500     617,988
                3.550%, 03/15/28...........      1,200   1,292,697
             Bristol-Myers Squibb Co.
                1.000%, 05/15/25........... EUR    800     934,656
             Brown & Brown, Inc.
                4.500%, 03/15/29...........      1,000   1,092,584
             Brown-Forman Corp.
                2.600%, 07/07/28........... GBP    700     986,397
             CA, Inc.
                4.700%, 03/15/27...........      1,000   1,060,685
             Campbell Soup Co.
                4.150%, 03/15/28...........        600     647,144
             Capital One Financial Corp.
                3.750%, 03/09/27...........        600     637,306
                1.650%, 06/12/29........... EUR  1,000   1,158,627
             Cardinal Health, Inc.
             #  3.410%, 06/15/27...........      1,000   1,017,101
             CBS Corp.
                4.000%, 01/15/26...........        600     643,151
             Celgene Corp.
                3.450%, 11/15/27...........        600     641,440
             Chubb INA Holdings, Inc.
                1.550%, 03/15/28........... EUR    800     963,762
             Cigna Corp.
             W  3.400%, 03/01/27...........      1,000   1,031,696

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                FACE
                                               AMOUNT^   VALUE+
                                               ------- ----------
                                                (000)
               UNITED STATES -- (Continued)
               Citigroup, Inc.
                  1.625%, 03/21/28........ EUR    800  $  970,594
               Citizens Bank N.A.
                  3.700%, 03/29/23........        900     945,017
               CNA Financial Corp.
                  3.950%, 05/15/24........        900     969,282
               CNO Financial Group, Inc.
                  5.250%, 05/30/29........      2,000   2,205,740
               Coca Cola Co.
                  1.875%, 09/22/26........ EUR    600     751,802
               Colgate-Palmolive Co.
                  0.500%, 03/06/26........ EUR    600     688,363
               Comcast Corp.
                  5.500%, 11/23/29........ GBP    600   1,046,671
               Constellation Brands, Inc.
                  3.600%, 02/15/28........        500     528,353
               Costco Wholesale Corp.
                  3.000%, 05/18/27........        700     745,100
               Cox Communications, Inc.
               W  3.500%, 08/15/27........        500     528,099
               Darden Restaurants, Inc.
                  3.850%, 05/01/27........      1,000   1,053,462
               DH Europe Finance SA
                  1.200%, 06/30/27........ EUR    800     945,305
               Discovery
               Communications LLC
                  1.900%, 03/19/27........ EUR    800     944,488
               Dollar General Corp.
                  4.150%, 11/01/25........        600     654,376
               Dollar Tree, Inc.
                  3.700%, 05/15/23........      1,000   1,044,648
               Dover Corp.
                  3.150%, 11/15/25........      1,000   1,020,254
               DXC Technology Co.
                  2.750%, 01/15/25........ GBP    500     652,026
                  4.750%, 04/15/27........        500     528,430
               E*TRADE Financial Corp.
                  4.500%, 06/20/28........      1,000   1,090,160
               Eaton Vance Corp.
                  3.500%, 04/06/27........        477     503,923
               eBay, Inc.
                  3.600%, 06/05/27........        200     208,943
               Ecolab, Inc.
                  1.000%, 01/15/24........ EUR    100     115,413
               Emerson Electric Co.
                  1.250%, 10/15/25........ EUR    500     588,303
                  2.000%, 10/15/29........ EUR    300     374,282
               FedEx Corp.
                  1.625%, 01/11/27........ EUR    700     827,662
               Fiserv, Inc.
                  1.625%, 07/01/30........ EUR  1,200   1,422,055
               Fortune Brands Home &
                 Security, Inc.
                  3.250%, 09/15/29........      1,000   1,014,293

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
             UNITED STATES -- (Continued)
             GATX Corp.
                3.500%, 03/15/28............        600  $  614,014
             General Dynamics Corp.
                2.125%, 08/15/26............        600     600,600
             General Mills, Inc.
                1.000%, 04/27/23............ EUR    525     604,330
             General Motors Financial Co.
               Inc.
                3.250%, 01/05/23............      1,000   1,012,928
             Gilead Sciences, Inc.
                3.650%, 03/01/26............        600     644,620
             Global Payments, Inc.
                4.450%, 06/01/28............        500     557,711
             Goldman Sachs Group, Inc.
               (The)
                7.125%, 08/07/25............ GBP    600     999,495
             Harley-Davidson, Inc.
                3.500%, 07/28/25............      1,000   1,043,288
             Hewlett Packard Enterprise Co.
                4.900%, 10/15/25............        900   1,006,368
             Honeywell International, Inc.
                2.250%, 02/22/28............ EUR    800   1,037,835
             Hyatt Hotels Corp.
                4.375%, 09/15/28............        896     980,097
             International Business
               Machines Corp.
                1.750%, 03/07/28............ EUR    800     996,364
             Johnson & Johnson
                2.900%, 01/15/28............        500     526,468
             JPMorgan Chase & Co.
                3.625%, 05/13/24............        378     402,042
                3.500%, 12/18/26............ GBP    400     591,080
             Juniper Networks, Inc.
                3.750%, 08/15/29............      2,000   2,032,259
             Kellogg Co.
                1.250%, 03/10/25............ EUR    800     938,445
             Kraft Heinz Foods Co.
                2.250%, 05/25/28............ EUR    800     952,491
             Kroger Co. (The)
                7.500%, 04/01/31............        600     834,530
             Laboratory Corp. of America
               Holdings
                3.600%, 09/01/27............      1,000   1,062,591
             Lam Research Corp.
                4.000%, 03/15/29............        800     885,342
             Lear Corp.
                3.800%, 09/15/27............        500     506,389
             Legg Mason, Inc.
                4.750%, 03/15/26............        900     988,863
             Leggett & Platt, Inc.
                4.400%, 03/15/29............        500     544,192
             Liberty Mutual Group, Inc.
                2.750%, 05/04/26............ EUR  1,100   1,376,979

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                  FACE
                                                 AMOUNT^   VALUE+
                                                 ------- ----------
                                                  (000)
            UNITED STATES -- (Continued)
            Loews Corp.
               3.750%, 04/01/26.............        600  $  647,347
            Markel Corp.
               3.500%, 11/01/27.............        800     833,027
            Marriott International, Inc.
               4.650%, 12/01/28.............        500     568,241
            Mars, Inc.
            W  3.600%, 04/01/34.............      1,200   1,342,783
            Marsh & McLennan Cos., Inc.
               3.500%, 06/03/24.............      1,000   1,052,202
            Mastercard, Inc.
               2.100%, 12/01/27............. EUR    500     642,803
            McDonald's Corp.
               1.750%, 05/03/28............. EUR    800   1,000,162
            McKesson Corp.
               3.125%, 02/17/29............. GBP  1,200   1,621,557
            Merck & Co., Inc.
               1.875%, 10/15/26............. EUR    600     749,054
            MetLife, Inc.
               6.500%, 12/15/32.............        500     699,994
            Microsoft Corp.
               2.400%, 08/08/26.............        500     512,308
            Molson Coors Brewing Co.
               1.250%, 07/15/24............. EUR    800     923,458
            Morgan Stanley
               1.375%, 10/27/26............. EUR    800     946,554
            Motorola Solutions, Inc.
               4.600%, 05/23/29.............      1,000   1,099,927
            Mylan NV
               2.250%, 11/22/24............. EUR    800     949,093
            Nordstrom, Inc.
               6.950%, 03/15/28.............        500     602,675
            NVIDIA Corp.
               3.200%, 09/16/26.............        600     632,139
            Oracle Corp.
               3.400%, 07/08/24.............      2,000   2,114,618
            O'Reilly Automotive, Inc.
               3.600%, 09/01/27.............        600     641,403
            PepsiCo, Inc.
               0.875%, 07/18/28............. EUR    900   1,057,170
            Pfizer, Inc.
               3.450%, 03/15/29.............        600     654,649
            PPG Industries, Inc.
               1.400%, 03/13/27............. EUR    800     938,922
               2.800%, 08/15/29.............        500     502,412
            Principal Financial Group, Inc.
               3.100%, 11/15/26.............        800     830,014
            Procter & Gamble Co. (The)
               1.200%, 10/30/28............. EUR  1,000   1,214,671
            Progressive Corp. (The)
               6.250%, 12/01/32.............        500     696,888
            Prudential Financial, Inc.
               3.878%, 03/27/28.............        600     663,336

                                               FACE
                                              AMOUNT^    VALUE+
                                              ------- ------------
                                               (000)
             UNITED STATES -- (Continued)
             QUALCOMM, Inc.
                3.450%, 05/20/25.........      1,000  $  1,060,517
             Quest Diagnostics, Inc.
                4.200%, 06/30/29.........      1,000     1,106,219
             Roper Technologies, Inc.
                4.200%, 09/15/28.........      1,000     1,108,930
             salesforce.com, Inc.
                3.700%, 04/11/28.........      1,000     1,104,320
             Sky, Ltd.
                4.000%, 11/26/29......... GBP    600       938,528
             Spirit AeroSystems, Inc.
                4.600%, 06/15/28.........      1,000     1,079,066
             Starbucks Corp.
                4.000%, 11/15/28.........        500       558,042
             Stryker Corp.
                3.650%, 03/07/28.........      1,000     1,086,388
             SunTrust Bank
             #  2.450%, 08/01/22.........      1,000     1,011,410
             Sysco Corp.
                3.300%, 07/15/26.........      1,000     1,055,752
             Tapestry, Inc.
                4.250%, 04/01/25.........      1,000     1,051,317
             TD Ameritrade Holding
               Corp.
                2.750%, 10/01/29.........      1,500     1,506,377
             Thermo Fisher Scientific,
               Inc.
                1.375%, 09/12/28......... EUR    900     1,074,435
             TWDC Enterprises 18 Corp.
                2.758%, 10/07/24......... CAD  1,000       780,761
             United Parcel Service, Inc.
                1.000%, 11/15/28......... EUR    800       936,004
             UnitedHealth Group, Inc.
                3.875%, 12/15/28.........      1,000     1,109,654
             US Bancorp
                0.850%, 06/07/24......... EUR    500       575,840
             Verizon Communications,
               Inc.
                2.625%, 12/01/31......... EUR    800     1,079,164
             VF Corp.
                0.625%, 09/20/23......... EUR    700       795,457
             VMware, Inc.
                3.900%, 08/21/27.........      1,100     1,135,457
             Walgreens Boots Alliance,
               Inc.
                3.600%, 11/20/25......... GBP    700       979,069
             Walmart, Inc.
                5.750%, 12/19/30......... GBP  1,000     1,888,335
             Wells Fargo & Co.
                1.000%, 02/02/27......... EUR    900     1,040,729
             Whirlpool Corp.
                4.750%, 02/26/29.........        500       562,881
             Whirlpool Finance
               Luxembourg Sarl
                1.100%, 11/09/27......... EUR    650       752,333
                                                      ------------
             TOTAL UNITED
               STATES....................              132,893,321
                                                      ------------
             TOTAL BONDS.................              315,414,190
                                                      ------------

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                             FACE
                                                            AMOUNT^   VALUE+
                                                            ------- -----------
                                                             (000)
 AGENCY OBLIGATIONS -- (6.8%)
 Federal Farm Credit Bank
    2.630%, 08/03/26.......................................  1,000  $ 1,059,706
 Federal Home Loan Bank
    3.125%, 09/12/25.......................................  3,000    3,232,595
    3.250%, 06/09/28.......................................  4,400    4,868,553
    3.250%, 11/16/28.......................................    500      557,167
 Federal Home Loan Mortgage Corp.
    6.750%, 09/15/29.......................................  1,600    2,289,741
    6.750%, 03/15/31.......................................  1,200    1,774,001
    6.250%, 07/15/32.......................................    400      589,310
 Federal National Mortgage Association
    2.000%, 10/05/22.......................................  2,000    2,026,246
    6.250%, 05/15/29.......................................  1,000    1,381,243
 Tennessee Valley Authority
    2.875%, 09/15/24.......................................  1,800    1,897,526
    2.875%, 02/01/27.......................................  4,000    4,248,100
                                                                    -----------
 TOTAL AGENCY OBLIGATIONS..................................          23,924,188
                                                                    -----------

                                                            FACE
                                                           AMOUNT^    VALUE+
                                                           ------- ------------
                                                            (000)
U.S. TREASURY OBLIGATIONS -- (2.4%)
U.S. Treasury Notes
(r) 1.857%, 07/31/21......................................   6,800 $  6,798,963
    2.125%, 12/31/22......................................   1,500    1,528,066
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS...........................            8,327,029
                                                                   ------------
TOTAL INVESTMENT SECURITIES (Cost $329,346,221)...........          347,665,407
                                                                   ------------
                                                           SHARES
                                                           -------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S) The DFA Short Term Investment Fund................... 110,792    1,281,977
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $330,628,087).........         $348,947,384
                                                                   ============

As of October 31, 2019, DFA Global Sustainability Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION
------------------ ------------------ ---------------------------- ---------- --------------
AUD      3,418,087 USD      2,343,099 State Street Bank and Trust   11/01/19   $    13,160
AUD         51,180 USD         35,138 Goldman Sachs International   11/01/19           143
CAD        309,311 USD        234,265 State Street Bank and Trust   11/04/19           579
DKK        250,228 USD         37,309 Citibank, N.A.                11/04/19            45
JPY  2,213,535,106 USD     20,469,729 State Street Bank and Trust   11/05/19        27,864
JPY     23,144,149 USD        212,048 Goldman Sachs International   11/05/19         2,270
USD     20,832,523 JPY  2,236,679,255 State Street Bank and Trust   11/05/19       120,612
USD      2,437,317 DKK     16,223,583 State Street Bank and Trust   01/13/20         1,813
USD     18,821,546 CAD     24,756,711 State Street Bank and Trust   01/13/20        17,252
USD    115,963,046 EUR    103,371,489 State Street Bank and Trust   01/13/20        95,578
                                                                               -----------
TOTAL APPRECIATION                                                             $   279,316
CAD     24,682,604 USD     18,756,692 State Street Bank and Trust   11/04/19   $   (16,456)
DKK     16,354,749 USD      2,443,323 State Street Bank and Trust   11/04/19        (1,878)
EUR    104,226,738 USD    116,339,969 State Street Bank and Trust   11/04/19       (95,922)
USD      2,350,666 AUD      3,469,267 State Street Bank and Trust   11/01/19       (40,873)
USD        516,373 EUR        471,254 State Street Bank and Trust   11/04/19        (9,216)
USD        754,022 EUR        686,042 State Street Bank and Trust   11/04/19       (11,121)
USD        953,710 EUR        870,004 State Street Bank and Trust   11/04/19       (16,606)
USD      2,439,312 DKK     16,604,977 Citibank, N.A.                11/04/19       (39,486)
USD      2,440,451 CAD      3,252,281 State Street Bank and Trust   11/04/19       (28,839)
USD     16,420,301 CAD     21,739,634 State Street Bank and Trust   11/04/19       (85,489)
USD    112,049,849 EUR    102,199,438 State Street Bank and Trust   11/04/19    (1,933,152)
USD      2,340,879 AUD      3,412,239 State Street Bank and Trust   11/29/19       (12,974)

DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
CONTINUED

                                                                                 UNREALIZED
                                                                                  FOREIGN
                                                                                  EXCHANGE
                                                                    SETTLEMENT  APPRECIATION
CURRENCY PURCHASED    CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ------------------ ---------------------------- ---------- --------------
USD    49,800,232   GBP     39,366,798 Citibank, N.A.                01/06/20   $(1,307,722)
USD    20,551,434   JPY  2,211,471,570 State Street Bank and Trust   01/14/20       (27,419)
USD     4,466,043   SEK     43,015,737 State Street Bank and Trust   01/23/20        (9,746)
                                                                                -----------
TOTAL (DEPRECIATION)                                                            $(3,636,899)
                                                                                -----------
TOTAL APPRECIATION
  (DEPRECIATION)                                                                $(3,357,583)
                                                                                ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                           ------------------------------------------
                                           LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                           ------- ------------  ------- ------------
Bonds
   Australia..............................   --    $  4,820,336    --    $  4,820,336
   Austria................................   --       3,872,773    --       3,872,773
   Belgium................................   --       7,659,794    --       7,659,794
   Canada.................................   --      30,364,959    --      30,364,959
   Denmark................................   --       5,526,356    --       5,526,356
   Finland................................   --       6,638,179    --       6,638,179
   France.................................   --      14,939,065    --      14,939,065
   Germany................................   --      21,965,213    --      21,965,213
   Ireland................................   --       1,328,097    --       1,328,097
   Italy..................................   --         934,105    --         934,105
   Japan..................................   --       8,885,635    --       8,885,635
   Netherlands............................   --      15,000,520    --      15,000,520
   Norway.................................   --       1,991,508    --       1,991,508
   Singapore..............................   --         325,355    --         325,355
   Spain..................................   --       2,432,751    --       2,432,751
   Supranational Organization Obligations.   --      28,066,330    --      28,066,330
   Sweden.................................   --       5,572,999    --       5,572,999
   Switzerland............................   --       1,911,080    --       1,911,080
   United Kingdom.........................   --      20,285,814    --      20,285,814
   United States..........................   --     132,893,321    --     132,893,321
Agency Obligations........................   --      23,924,188    --      23,924,188
U.S. Treasury Obligations.................   --       8,327,029    --       8,327,029
Securities Lending Collateral.............   --       1,281,977    --       1,281,977
Forward Currency Contracts**..............   --      (3,357,583)   --      (3,357,583)
                                             --    ------------    --    ------------
TOTAL.....................................   --    $345,589,801    --    $345,589,801
                                             ==    ============    ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                  U.S.      INTERNATIONAL  INTERNATIONAL
                                                               U.S. SOCIAL   SUSTAINABILITY SUSTAINABILITY  SOCIAL CORE
                                                              CORE EQUITY 2      CORE 1         CORE 1        EQUITY
                                                               PORTFOLIO*      PORTFOLIO*     PORTFOLIO*    PORTFOLIO*
                                                              -------------- -------------- -------------- --------------
ASSETS:
Investment Securities at Value (including $71,569, $115,204,
  $63,241 and $71,018 of securities on loan, respectively)... $    1,244,654 $    2,094,991 $    1,363,546 $    1,200,418
Temporary Cash Investments at Value & Cost...................          2,899          2,797             --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $41,811, $57,603, $54,516 and
  $60,488)...................................................         41,815         57,609         54,523         60,494
Foreign Currencies at Value..................................             --             --            617          1,985
Cash.........................................................             --             --          4,950          3,028
Receivables:
   Investment Securities Sold................................            103          1,080            512             21
   Dividends and Interest....................................            951          1,498          4,755          4,107
   Securities Lending Income.................................             25             34             72             94
   Fund Shares Sold..........................................          1,067          1,891          2,547            841
Unrealized Gain on Foreign Currency Contracts................             --             --              1             --
Prepaid Expenses and Other Assets............................             24             24             16             19
                                                              -------------- -------------- -------------- --------------
       Total Assets..........................................      1,291,538      2,159,924      1,431,539      1,271,007
                                                              -------------- -------------- -------------- --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..........................         41,811         57,601         54,516         60,494
   Investment Securities Purchased...........................            227            972            951          1,120
   Fund Shares Redeemed......................................          1,134          1,345            524          1,269
   Due to Advisor............................................            259            346            337            288
Accrued Expenses and Other Liabilities.......................            103            153            159             98
                                                              -------------- -------------- -------------- --------------
       Total Liabilities.....................................         43,534         60,417         56,487         63,269
                                                              -------------- -------------- -------------- --------------
NET ASSETS................................................... $    1,248,004 $    2,099,507 $    1,375,052 $    1,207,738
                                                              ============== ============== ============== ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)......................     73,775,392     88,756,027    130,340,477     95,517,480
                                                              ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE............................................ $        16.92 $        23.65 $        10.55 $        12.64
                                                              ============== ============== ============== ==============
Investment Securities at Cost................................ $      877,577 $    1,523,832 $    1,217,886 $    1,132,710
                                                              ============== ============== ============== ==============
Foreign Currencies at Cost................................... $           -- $           -- $          615 $        1,966
                                                              ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................. $      852,286 $    1,509,430 $    1,250,044 $    1,162,887
Total Distributable Earnings (Loss)..........................        395,718        590,077        125,008         44,851
                                                              -------------- -------------- -------------- --------------
NET ASSETS................................................... $    1,248,004 $    2,099,507 $    1,375,052 $    1,207,738
                                                              ============== ============== ============== ==============
(1) NUMBER OF SHARES AUTHORIZED..............................  1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000
                                                              ============== ============== ============== ==============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   EMERGING           EMERGING                     DFA GLOBAL
                                                                    MARKETS        MARKETS SOCIAL   DFA SOCIAL   SUSTAINABILITY
                                                             SUSTAINABILITY CORE 1  CORE EQUITY    FIXED INCOME   FIXED INCOME
                                                                  PORTFOLIO*         PORTFOLIO*     PORTFOLIO*     PORTFOLIO*
                                                             --------------------- -------------- -------------- --------------
ASSETS:
Investment Securities at Value (including $5,491, $53,301,
  $14,685 and $1,257 of securities on loan).................     $    270,564      $    1,461,065 $      293,943  $    347,665
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $3,769, $29,691, $15,012 and
  $1,282)...................................................            3,770              29,695         15,013         1,282
Foreign Currencies at Value.................................            1,121               5,391              1            62
Cash........................................................            1,052               1,714          1,085         2,776
Receivables:
   Investment Securities Sold...............................              103                 123             --           862
   Dividends and Interest...................................              260               1,579          2,621         2,925
   Securities Lending Income................................                8                 136              3            --
   Fund Shares Sold.........................................              608                 753            714           696
Unrealized Gain on Forward Currency Contracts...............               --                  --              1           279
Deferred Offering Costs.....................................               --                  --             --             1
Prepaid Expenses and Other Assets...........................               10                  14             10            31
                                                                 ------------      -------------- --------------  ------------
       Total Assets.........................................          277,496           1,500,470        313,391       356,579
                                                                 ------------      -------------- --------------  ------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................            3,770              29,694         15,014         1,282
   Investment Securities Purchased..........................              847               2,260             --            --
   Fund Shares Redeemed.....................................               85                 245              9            55
   Due to Advisor...........................................               61                 571             51            40
Unrealized Loss on Forward Currency Contracts...............               --                  --             33         3,637
Unrealized Loss on Foreign Currency Contracts...............                1                   3             --            --
Deferred Taxes Payable......................................               --                 404             --            --
Accrued Expenses and Other Liabilities......................               84                 355             51            78
                                                                 ------------      -------------- --------------  ------------
       Total Liabilities....................................            4,848              33,532         15,158         5,092
                                                                 ------------      -------------- --------------  ------------
NET ASSETS..................................................     $    272,648      $    1,466,938 $      298,233  $    351,487
                                                                 ============      ============== ==============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................       30,790,311         109,608,221     28,798,299    31,945,119
                                                                 ============      ============== ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE...........................................     $       8.86      $        13.38 $        10.36  $      11.00
                                                                 ============      ============== ==============  ============
Investment Securities at Cost...............................     $    273,144      $    1,223,166 $      279,906  $    329,346
                                                                 ============      ============== ==============  ============
Foreign Currencies at Cost..................................     $      1,112      $        5,372 $            1  $         62
                                                                 ============      ============== ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................     $    276,560      $    1,315,229 $      284,620  $    326,800
Total Distributable Earnings (Loss).........................           (3,912)            151,709         13,613        24,687
                                                                 ------------      -------------- --------------  ------------
NET ASSETS..................................................     $    272,648      $    1,466,938 $      298,233  $    351,487
                                                                 ============      ============== ==============  ============
(1) NUMBER OF SHARES AUTHORIZED.............................      500,000,000       1,500,000,000  1,000,000,000   500,000,000
                                                                 ============      ============== ==============  ============

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                          U.S.      INTERNATIONAL  INTERNATIONAL
                                                                        U.S. SOCIAL  SUSTAINABILITY SUSTAINABILITY  SOCIAL CORE
                                                                       CORE EQUITY 2     CORE 1         CORE 1        EQUITY
                                                                        PORTFOLIO#     PORTFOLIO#     PORTFOLIO#    PORTFOLIO#
                                                                       ------------- -------------- -------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $3, $13, $3,529 and
     $3,564, respectively)............................................   $ 22,708       $ 32,039       $ 36,138      $ 39,090
   Income from Securities Lending.....................................        329            399          1,030         1,291
                                                                         --------       --------       --------      --------
       Total Investment Income........................................     23,037         32,438         37,168        40,381
                                                                         --------       --------       --------      --------
EXPENSES
   Investment Management Fees.........................................      3,064          4,310          3,447         3,357
   Accounting & Transfer Agent Fees...................................        194            344            228           156
   Custodian Fees.....................................................         34             38            233           214
   Filing Fees........................................................         53             85             90            64
   Shareholders' Reports..............................................         47             51             38            44
   Directors'/Trustees' Fees & Expenses...............................          8             11              6             7
   Professional Fees..................................................         22             34             39            39
   Other..............................................................        113             65             46           119
                                                                         --------       --------       --------      --------
       Total Expenses.................................................      3,535          4,938          4,127         4,000
                                                                         --------       --------       --------      --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)...............................         --           (253)            --            --
   Fees Paid Indirectly (Note C)......................................         --             --           (165)         (138)
                                                                         --------       --------       --------      --------
   Net Expenses.......................................................      3,535          4,685          3,962         3,862
                                                                         --------       --------       --------      --------
   NET INVESTMENT INCOME (LOSS).......................................     19,502         27,753         33,206        36,519
                                                                         --------       --------       --------      --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**...................................     30,714         19,366         (6,345)      (20,534)
       Affiliated Investment Companies Shares Sold....................          2              4             --            --
       Futures........................................................         (1)            --             28           336
       Foreign Currency Transactions..................................         --             --           (143)         (583)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.....................     78,751        205,740        106,219        73,612
       Affiliated Investment Companies Shares.........................          5              5              5             5
       Translation of Foreign Currency-Denominated Amounts............         --             --             51            27
                                                                         --------       --------       --------      --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)............................    109,471        225,115         99,815        52,863
                                                                         --------       --------       --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $128,973       $252,868       $133,021      $ 89,382
                                                                         ========       ========       ========      ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                         EMERGING                   DFA GLOBAL
                                                                  EMERGING MARKETS    MARKETS SOCIAL  DFA SOCIAL  SUSTAINABILITY
                                                                SUSTAINABILITY CORE 1  CORE EQUITY   FIXED INCOME  FIXED INCOME
                                                                     PORTFOLIO#         PORTFOLIO#    PORTFOLIO#  PORTFOLIO(A)#
                                                                --------------------- -------------- ------------ --------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $713,
     $5,557, $0 and $0, respectively)..........................        $ 5,959           $ 43,225           --            --
   Interest....................................................             --                 --      $ 7,383       $ 5,699
   Income from Securities Lending..............................             91              1,891           27             2
                                                                       -------           --------      -------       -------
          Total Investment Income..............................          6,050             45,116        7,410         5,701
                                                                       -------           --------      -------       -------
EXPENSES
   Investment Management Fees..................................            987              6,655          515           640
   Accounting & Transfer Agent Fees............................             77                187           72            71
   Custodian Fees..............................................            171                615            4            11
   Filing Fees.................................................             46                 50           31            54
   Shareholders' Reports.......................................             21                 48           27            30
   Directors'/Trustees' Fees & Expenses........................              1                  8            1             2
   Professional Fees...........................................             16                 56           --             5
   Organizational & Offering Costs.............................             26                 --           --            67
   Other.......................................................             10                130           11             7
                                                                       -------           --------      -------       -------
          Total Expenses.......................................          1,355              7,749          661           887
                                                                       -------           --------      -------       -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C).................            (73)                --           36          (140)
   Fees Paid Indirectly (Note C)...............................            (47)               (77)          --            (1)
                                                                       -------           --------      -------       -------
   Net Expenses................................................          1,235              7,672          697           746
                                                                       -------           --------      -------       -------
   NET INVESTMENT INCOME (LOSS)................................          4,815             37,444        6,713         4,955
                                                                       -------           --------      -------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................           (757)           (22,921)        (302)          825
       Affiliated Investment Companies Shares Sold.............             --                 (1)          --            --
       Futures.................................................            (94)                (9)          --            --
       Foreign Currency Transactions...........................             (1)               189           (2)        8,735
       Forward Currency Contracts..............................             --                 --          593            --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............         16,997            144,119       23,368        18,319
       Affiliated Investment Companies Shares..................              1                  1           --            --
       Translation of Foreign Currency-Denominated Amounts.....              2                 26            3            28
       Forward Currency Contracts..............................             --                 --         (124)       (3,358)
                                                                       -------           --------      -------       -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................         16,148            121,404       23,536        24,549
                                                                       -------           --------      -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................        $20,963           $158,848      $30,249       $29,504
                                                                       =======           ========      =======       =======

--------
** Net of foreign capital gain taxes withheld of $1, $0, $0 and $0, respectively.
(a)The Portfolio commenced operations on November 6, 2018.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                U.S. SOCIAL CORE EQUITY 2 U.S. SUSTAINABILITY CORE 1 INTERNATIONAL SUSTAINABILITY
                                                       PORTFOLIO                 PORTFOLIO              CORE 1 PORTFOLIO
                                                ------------------------  -------------------------  ---------------------------
                                                   YEAR         YEAR         YEAR          YEAR         YEAR          YEAR
                                                   ENDED        ENDED        ENDED         ENDED        ENDED         ENDED
                                                  OCT 31,      OCT 31,      OCT 31,       OCT 31,      OCT 31,       OCT 31,
                                                   2019         2018         2019          2018         2019          2018
                                                ----------   ----------    ----------   ----------    ----------     ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................ $   19,502   $   16,197   $   27,753    $   20,201   $   33,206     $  21,961
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........     30,714       20,649       19,366        14,975       (6,345)          807
       Affiliated Investment Companies
         Shares Sold...........................          2           (4)           4            (4)          --            --
       Futures.................................         (1)        (146)          --            --           28           167
       Foreign Currency Transactions...........         --           --           --            --         (143)         (257)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and
         Foreign Currency......................     78,751          323      205,740        35,012      106,219      (108,117)
       Affiliated Investment Companies
         Shares................................          5           (6)           5            (3)           5             2
       Translation of Foreign
          Currency-Denominated Amounts.........         --           --           --            --           51           (29)
                                                ----------   ----------    ----------   ----------    ----------     ---------
          Net Increase (Decrease) in
            Net Assets Resulting from
            Operations.........................    128,973       37,013      252,868        70,181      133,021       (85,466)
                                                ----------   ----------    ----------   ----------    ----------     ---------
Distributions:
       Institutional Class Shares..............    (37,738)     (26,853)     (40,388)      (30,892)     (31,180)      (20,501)
                                                ----------   ----------    ----------   ----------    ----------     ---------
          Total Distributions..................    (37,738)     (26,853)     (40,388)      (30,892)     (31,180)      (20,501)
                                                ----------   ----------    ----------   ----------    ----------     ---------
Capital Share Transactions (1):
   Shares Issued...............................    306,281      392,534      813,968       627,193      589,005       378,240
   Shares Issued in Lieu of Cash
     Distributions.............................     34,794       24,875       36,777        29,652       26,156        17,327
   Shares Redeemed.............................   (387,595)    (192,898)    (620,073)     (232,963)    (274,362)     (131,188)
                                                ----------   ----------    ----------   ----------    ----------     ---------
          Net Increase (Decrease) from
            Capital Share Transactions.........    (46,520)     224,511      230,672       423,882      340,799       264,379
                                                ----------   ----------    ----------   ----------    ----------     ---------
          Total Increase (Decrease) in
            Net Assets.........................     44,715      234,671      443,152       463,171      442,640       158,412
NET ASSETS
   Beginning of Year...........................  1,203,289      968,618    1,656,355     1,193,184      932,412       774,000
                                                ----------   ----------    ----------   ----------    ----------     ---------
   End of Year................................. $1,248,004   $1,203,289   $2,099,507    $1,656,355   $1,375,052     $ 932,412
                                                ==========   ==========    ==========   ==========    ==========     =========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................     19,703       24,014       37,694        28,536       60,351        35,078
   Shares Issued in Lieu of Cash
     Distributions.............................      2,332        1,537        1,759         1,377        2,624         1,626
   Shares Redeemed.............................    (24,251)     (11,750)     (28,274)      (10,633)     (28,362)      (12,247)
                                                ----------   ----------    ----------   ----------    ----------     ---------
          Net Increase (Decrease) from
            Shares Issued and Redeemed.........     (2,216)      13,801       11,179        19,280       34,613        24,457
                                                ==========   ==========    ==========   ==========    ==========     =========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                    EMERGING MARKETS
                                                         INTERNATIONAL SOCIAL CORE   SUSTAINABILITY    EMERGING MARKETS SOCIAL
                                                            EQUITY PORTFOLIO        CORE 1 PORTFOLIO    CORE EQUITY PORTFOLIO
                                                         ------------------------  ------------------  ----------------------
                                                                                              PERIOD
                                                                                              MAR 27,
                                                            YEAR         YEAR        YEAR     2018(A)     YEAR        YEAR
                                                            ENDED        ENDED       ENDED      TO        ENDED       ENDED
                                                           OCT 31,      OCT 31,     OCT 31,   OCT 31,    OCT 31,     OCT 31,
                                                            2019         2018        2019      2018       2019        2018
                                                         ----------   ----------   --------  --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)......................... $   36,519   $   26,282   $  4,815  $  1,200  $   37,444  $   31,770
   Net Realized Gain (Loss) on:.........................
       Investment Securities Sold*,**...................    (20,534)       4,166       (757)     (624)    (22,921)     11,330
       Affiliated Investment Companies Shares
         Sold...........................................         --           (4)        --        --          (1)         (2)
       Futures..........................................        336         (779)       (94)      (33)         (9)        397
       Foreign Currency Transactions....................       (583)        (260)        (1)     (119)        189        (545)
       Forward Currency Contracts.......................         --           --         --        (1)         --          --
   Change in Unrealized Appreciation (Depreciation)
     of:
       Investment Securities and Foreign
         Currency.......................................     73,612     (134,438)    16,997   (19,570)    144,119    (243,009)
       Affiliated Investment Companies Shares...........          5           --          1        --           1           1
       Translation of Foreign Currency-
         Denominated Amounts............................         27          (18)         2        (1)         26          (4)
                                                         ----------   ----------   --------  --------  ----------  ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations...................     89,382     (105,051)    20,963   (19,148)    158,848    (200,062)
                                                         ----------   ----------   --------  --------  ----------  ----------
Distributions:
       Institutional Class Shares.......................    (35,762)     (24,442)    (4,540)     (951)    (37,611)    (29,640)
                                                         ----------   ----------   --------  --------  ----------  ----------
          Total Distributions...........................    (35,762)     (24,442)    (4,540)     (951)    (37,611)    (29,640)
                                                         ----------   ----------   --------  --------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued........................................    351,024      499,887    172,116   146,519     301,230     440,381
   Shares Issued in Lieu of Cash Distributions..........     31,725       22,064      4,407       940      32,272      25,983
   Shares Redeemed......................................   (286,421)    (163,584)   (32,274)  (15,384)   (306,416)   (279,969)
                                                         ----------   ----------   --------  --------  ----------  ----------
          Net Increase (Decrease) from Capital
            Share Transactions..........................     96,328      358,367    144,249   132,075      27,086     186,395
                                                         ----------   ----------   --------  --------  ----------  ----------
          Total Increase (Decrease) in Net
            Assets......................................    149,948      228,874    160,672   111,976     148,323     (43,307)
NET ASSETS
   Beginning of Year....................................  1,057,790      828,916    111,976        --   1,318,615   1,361,922
                                                         ----------   ----------   --------  --------  ----------  ----------
   End of Year.......................................... $1,207,738   $1,057,790   $272,648  $111,976  $1,466,938  $1,318,615
                                                         ==========   ==========   ========  ========  ==========  ==========
(1)SHARES ISSUED AND REDEEMED:
   Shares Issued........................................     29,362       36,663     20,084    15,716      23,090      30,839
   Shares Issued in Lieu of Cash Distributions..........      2,624        1,639        512       107       2,514       1,894
   Shares Redeemed......................................    (23,366)     (11,940)    (3,792)   (1,837)    (23,638)    (19,627)
                                                         ----------   ----------   --------  --------  ----------  ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed.........................      8,620       26,362     16,804    13,986       1,966      13,106
                                                         ==========   ==========   ========  ========  ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $(1) and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                DFA SOCIAL FIXED INCOME DFA GLOBAL SUSTAINABILITY
                                                                                     PORTFOLIO           FIXED INCOME PORTFOLIO
                                                                                ----------------------  -------------------------
                                                                                                                 PERIOD
                                                                                                                 NOV 06,
                                                                                  YEAR        YEAR               2018(A)
                                                                                  ENDED       ENDED                TO
                                                                                 OCT 31,     OCT 31,             OCT 31,
                                                                                  2019        2018                2019
                                                                                 --------    --------   -------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................................................ $  6,713    $  4,445            $  4,955
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/........................................     (302)       (680)                825
       Affiliated Investment Companies Shares Sold.............................       --          (2)                 --
       Foreign Currency Transactions...........................................       (2)         (2)              8,735
       Forward Currency Contracts..............................................      593         249                  --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............................   23,368      (8,254)             18,319
       Affiliated Investment Companies Shares..................................       --           1                  --
       Translation of Foreign Currency-Denominated Amounts.....................        3          --                  28
       Forward Currency Contracts..............................................     (124)         64              (3,358)
                                                                                 --------    --------           --------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations.........................................................   30,249      (4,179)             29,504
                                                                                 --------    --------           --------
Distributions:
       Institutional Class Shares..............................................   (6,587)     (4,405)             (4,187)
                                                                                 --------    --------           --------
          Total Distributions..................................................   (6,587)     (4,405)             (4,187)
                                                                                 --------    --------           --------
Capital Share Transactions (1):
   Shares Issued...............................................................   82,628     117,697             367,344
   Shares Issued in Lieu of Cash Distributions.................................    6,577       4,394               4,178
   Shares Redeemed.............................................................  (40,867)    (13,308)            (45,352)
                                                                                 --------    --------           --------
          Net Increase (Decrease) from Capital Share Transactions..............   48,338     108,783             326,170
                                                                                 --------    --------           --------
          Total Increase (Decrease) in Net Assets..............................   72,000     100,199             351,487
NET ASSETS
   Beginning of Year...........................................................  226,233     126,034                  --
                                                                                 --------    --------           --------
   End of Year................................................................. $298,233    $226,233            $351,487
                                                                                 ========    ========           ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued...............................................................    8,305      12,190              35,823
   Shares Issued in Lieu of Cash Distributions.................................      663         458                 391
   Shares Redeemed.............................................................   (4,155)     (1,389)             (4,269)
                                                                                 --------    --------           --------
          Net Increase (Decrease) from Shares Issued and Redeemed..............    4,813      11,259              31,945
                                                                                 ========    ========           ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                                                                  ----------------------------------------------------
                                                                     YEAR        YEAR       YEAR      YEAR      YEAR
                                                                     ENDED       ENDED      ENDED     ENDED     ENDED
                                                                    OCT 31,     OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                     2019        2018       2017      2016      2015
                                                                  ----------  ----------  --------  --------  --------
Net Asset Value, Beginning of Year............................... $    15.83  $    15.58  $  12.77  $  12.79  $  13.18
                                                                  ----------  ----------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.25        0.24      0.22      0.22      0.21
   Net Gains (Losses) on Securities (Realized and Unrealized)....       1.33        0.41      2.93      0.19     (0.15)
                                                                  ----------  ----------  --------  --------  --------
     Total from Investment Operations............................       1.58        0.65      3.15      0.41      0.06
                                                                  ----------  ----------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.24)      (0.22)    (0.21)    (0.21)    (0.20)
   Net Realized Gains............................................      (0.25)      (0.18)    (0.13)    (0.22)    (0.25)
                                                                  ----------  ----------  --------  --------  --------
     Total Distributions.........................................      (0.49)      (0.40)    (0.34)    (0.43)    (0.45)
                                                                  ----------  ----------  --------  --------  --------
Net Asset Value, End of Year..................................... $    16.92  $    15.83  $  15.58  $  12.77  $  12.79
                                                                  ==========  ==========  ========  ========  ========
Total Return.....................................................      10.43%       4.19%    24.99%     3.40%     0.52%
                                                                  ----------  ----------  --------  --------  --------
Net Assets, End of Year (thousands).............................. $1,248,004  $1,203,289  $968,618  $686,702  $606,523
Ratio of Expenses to Average Net Assets..........................       0.29%       0.28%     0.28%     0.28%     0.29%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor)...........................................       0.29%       0.28%     0.28%     0.28%     0.29%
Ratio of Net Investment Income to Average Net Assets.............       1.59%       1.44%     1.49%     1.80%     1.60%
Portfolio Turnover Rate..........................................         18%          9%       10%       17%       16%
                                                                  ----------  ----------  --------  --------  --------

                                                                           U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                                                                  ------------------------------------------------------
                                                                     YEAR        YEAR        YEAR       YEAR      YEAR
                                                                     ENDED       ENDED       ENDED      ENDED     ENDED
                                                                    OCT 31,     OCT 31,     OCT 31,    OCT 31,   OCT 31,
                                                                     2019        2018        2017       2016      2015
                                                                  ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year............................... $    21.35  $    20.47  $    16.74  $  16.65  $  16.63
                                                                  ----------  ----------  ----------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.33        0.30        0.28      0.28      0.26
   Net Gains (Losses) on Securities (Realized and Unrealized)....       2.46        1.06        3.89      0.24      0.23
                                                                  ----------  ----------  ----------  --------  --------
     Total from Investment Operations............................       2.79        1.36        4.17      0.52      0.49
                                                                  ----------  ----------  ----------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.30)      (0.28)      (0.29)    (0.26)    (0.25)
   Net Realized Gains............................................      (0.19)      (0.20)      (0.15)    (0.17)    (0.22)
                                                                  ----------  ----------  ----------  --------  --------
     Total Distributions.........................................      (0.49)      (0.48)      (0.44)    (0.43)    (0.47)
                                                                  ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year..................................... $    23.65  $    21.35  $    20.47  $  16.74  $  16.65
                                                                  ==========  ==========  ==========  ========  ========
Total Return.....................................................      13.39%       6.68%      25.18%     3.21%     3.08%
                                                                  ----------  ----------  ----------  --------  --------
Net Assets, End of Year (thousands).............................. $2,099,507  $1,656,355  $1,193,184  $749,854  $540,607
Ratio of Expenses to Average Net Assets..........................       0.25%       0.25%       0.25%     0.27%     0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor)...........................................       0.26%       0.25%       0.27%     0.32%     0.32%
Ratio of Net Investment Income to Average Net Assets.............       1.48%       1.38%       1.50%     1.69%     1.56%
Portfolio Turnover Rate..........................................         12%          4%          5%       26%       11%
                                                                  ----------  ----------  ----------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                                                                  ----------------------------------------------------
                                                                     YEAR       YEAR       YEAR      YEAR       YEAR
                                                                     ENDED      ENDED      ENDED     ENDED      ENDED
                                                                    OCT 31,    OCT 31,    OCT 31,   OCT 31,    OCT 31,
                                                                     2019       2018       2017      2016       2015
                                                                  ----------  --------   --------  --------   --------
Net Asset Value, Beginning of Year............................... $     9.74  $  10.86   $   8.85  $   9.14   $   9.46
                                                                  ----------  --------   --------  --------   --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.29      0.27       0.25      0.23       0.23
   Net Gains (Losses) on Securities (Realized and Unrealized)....       0.79     (1.14)      2.00     (0.30)     (0.33)
                                                                  ----------  --------   --------  --------   --------
     Total from Investment Operations............................       1.08     (0.87)      2.25     (0.07)     (0.10)
                                                                  ----------  --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.27)    (0.25)     (0.24)    (0.22)     (0.22)
   Net Realized Gains............................................         --        --         --        --         --
                                                                  ----------  --------   --------  --------   --------
     Total Distributions.........................................      (0.27)    (0.25)     (0.24)    (0.22)     (0.22)
                                                                  ----------  --------   --------  --------   --------
Net Asset Value, End of Year..................................... $    10.55  $   9.74   $  10.86  $   8.85   $   9.14
                                                                  ==========  ========   ========  ========   ========
Total Return.....................................................      11.26%    (8.21%)    25.66%    (0.74%)    (1.09%)
                                                                  ----------  --------   --------  --------   --------
Net Assets, End of Year (thousands).............................. $1,375,052  $932,412   $774,000  $520,141   $401,049
Ratio of Expenses to Average Net Assets..........................       0.35%     0.37%      0.39%     0.44%      0.48%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and (Fees Paid Indirectly))................       0.36%     0.34%      0.39%     0.50%      0.48%
Ratio of Net Investment Income to Average Net Assets.............       2.89%     2.47%      2.51%     2.64%      2.46%
Portfolio Turnover Rate..........................................          5%        8%        10%       24%         8%
                                                                  ----------  --------   --------  --------   --------

                                                                        INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                                                                  -----------------------------------------------------
                                                                     YEAR        YEAR        YEAR      YEAR      YEAR
                                                                     ENDED       ENDED       ENDED     ENDED     ENDED
                                                                    OCT 31,     OCT 31,     OCT 31,   OCT 31,   OCT 31,
                                                                     2019        2018        2017      2016      2015
                                                                  ----------  ----------   --------  --------  --------
Net Asset Value, Beginning of Year............................... $    12.17  $    13.69   $  11.14  $  11.23  $  11.76
                                                                  ----------  ----------   --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................       0.38        0.37       0.32      0.31      0.30
   Net Gains (Losses) on Securities (Realized and Unrealized)....       0.47       (1.55)      2.54     (0.11)    (0.50)
                                                                  ----------  ----------   --------  --------  --------
     Total from Investment Operations............................       0.85       (1.18)      2.86      0.20     (0.20)
                                                                  ----------  ----------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income.........................................      (0.38)      (0.34)     (0.31)    (0.29)    (0.28)
   Net Realized Gains............................................         --          --         --        --     (0.05)
                                                                  ----------  ----------   --------  --------  --------
     Total Distributions.........................................      (0.38)      (0.34)     (0.31)    (0.29)    (0.33)
                                                                  ----------  ----------   --------  --------  --------
Net Asset Value, End of Year..................................... $    12.64  $    12.17   $  13.69  $  11.14  $  11.23
                                                                  ==========  ==========   ========  ========  ========
Total Return.....................................................       7.18%      (8.86%)    25.98%     1.94%    (1.67%)
                                                                  ----------  ----------   --------  --------  --------
Net Assets, End of Year (thousands).............................. $1,207,738  $1,057,790   $828,916  $546,713  $424,398
Ratio of Expenses to Average Net Assets..........................       0.33%       0.33%      0.38%     0.45%     0.46%
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
 Recovered by Advisor and (Fees Paid Indirectly))................       0.35%       0.33%      0.38%     0.45%     0.46%
Ratio of Net Investment Income to Average Net Assets.............       3.15%       2.67%      2.58%     2.84%     2.58%
Portfolio Turnover Rate..........................................         17%          8%        11%        8%        7%
                                                                  ----------  ----------   --------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    EMERGING
                                                    MARKETS
                                             SUSTAINABILITY CORE 1
                                                   PORTFOLIO                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
                                           -------------------        ---------------------------------------------------------
                                                         PERIOD
                                             YEAR       MAR 27,          YEAR        YEAR         YEAR        YEAR       YEAR
                                             ENDED     2018(A) TO        ENDED       ENDED        ENDED       ENDED      ENDED
                                            OCT 31,     OCT 31,         OCT 31,     OCT 31,      OCT 31,     OCT 31,    OCT 31,
                                             2019         2018           2019        2018         2017        2016       2015
                                           --------  ----------       ----------  ----------   ----------  ----------  --------
Net Asset Value, Beginning of Period...... $   8.01   $  10.00        $    12.25  $    14.41   $    11.76  $    10.64  $  12.80
                                           --------   --------        ----------  ----------   ----------  ----------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...........     0.21       0.13              0.35        0.31         0.26        0.23      0.24
   Net Gains (Losses) on Securities
     (Realized and Unrealized)............     0.81      (2.04)             1.13       (2.18)        2.65        1.12     (2.16)
                                           --------   --------        ----------  ----------   ----------  ----------  --------
       Total from Investment
         Operations.......................     1.02      (1.91)             1.48       (1.87)        2.91        1.35     (1.92)
                                           --------   --------        ----------  ----------   ----------  ----------  --------
Less Distributions:
-------------------
   Net Investment Income..................    (0.17)     (0.08)            (0.35)      (0.29)       (0.26)      (0.23)    (0.24)
                                           --------   --------        ----------  ----------   ----------  ----------  --------
       Total Distributions................    (0.17)     (0.08)            (0.35)      (0.29)       (0.26)      (0.23)    (0.24)
                                           --------   --------        ----------  ----------   ----------  ----------  --------
Net Asset Value, End of Period............ $   8.86   $   8.01        $    13.38  $    12.25   $    14.41  $    11.76  $  10.64
                                           ========   ========        ==========  ==========   ==========  ==========  ========
Total Return..............................    12.85%    (19.13%)(B)        12.20%     (13.19%)      25.04%      12.87%   (15.07%)
                                           --------   --------        ----------  ----------   ----------  ----------  --------
Net Assets, End of Period (thousands)..... $272,648   $111,976        $1,466,938  $1,318,615   $1,361,922  $1,076,927  $959,946
Ratio of Expenses to Average Net
  Assets..................................     0.63%      0.65%(C)(D)       0.54%       0.53%        0.57%       0.63%     0.65%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor)..............     0.69%      0.73%(C)(D)       0.55%       0.53%        0.57%       0.64%     0.65%
Ratio of Net Investment Income to Average
  Net Assets..............................     2.44%      2.32%(C)(D)       2.64%       2.18%        2.06%       2.13%     2.02%
Portfolio Turnover Rate...................        6%         6%(B)            15%         11%          14%         12%       11%
                                           --------   --------        ----------  ----------   ----------  ----------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                DFA GLOBAL
                                                                                                              SUSTAINABILITY
                                                                                                               FIXED INCOME
                                                                     DFA SOCIAL FIXED INCOME PORTFOLIO          PORTFOLIO
                                                               ---------------------------------------        --------------
                                                                                                  PERIOD          PERIOD
                                                                 YEAR      YEAR       YEAR        APR 5,          NOV 6,
                                                                 ENDED     ENDED      ENDED     2016(A) TO      2018(A) TO
                                                                OCT 31,   OCT 31,    OCT 31,     OCT 31,         OCT 31,
                                                                 2019      2018       2017         2016            2019
                                                               --------  --------   --------  ----------      --------------
Net Asset Value, Beginning of Period.......................... $   9.43  $   9.90   $  10.01   $ 10.00           $  10.00
                                                               --------  --------   --------   -------           --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...............................     0.26      0.23       0.19      0.09               0.20
   Net Gains (Losses) on Securities (Realized and Unrealized).     0.92     (0.48)     (0.12)    (0.02)              0.96
                                                               --------  --------   --------   -------           --------
       Total from Investment Operations.......................     1.18     (0.25)      0.07      0.07               1.16
                                                               --------  --------   --------   -------           --------
Less Distributions:
-------------------
   Net Investment Income......................................    (0.25)    (0.22)     (0.18)    (0.06)             (0.16)
                                                               --------  --------   --------   -------           --------
       Total Distributions....................................    (0.25)    (0.22)     (0.18)    (0.06)             (0.16)
                                                               --------  --------   --------   -------           --------
Net Asset Value, End of Period................................ $  10.36  $   9.43   $   9.90   $ 10.01           $  11.00
                                                               ========  ========   ========   =======           ========
Total Return..................................................    12.72%    (2.50%)     0.73%     0.75%(B)          11.65%(B)
                                                               --------  --------   --------   -------           --------
Net Assets, End of Period (thousands)......................... $298,233  $226,233   $126,034   $83,699           $351,487
Ratio of Expenses to Average Net Assets.......................     0.27%     0.27%      0.27%     0.26%(C)(D)        0.28%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees Paid Indirectly)).......     0.26%     0.25%      0.29%     0.56%(C)(D)        0.33%(C)(D)
Ratio of Net Investment Income to Average Net Assets..........     2.60%     2.43%      1.95%     1.58%(C)(D)        1.85%(C)(D)
Portfolio Turnover Rate.......................................       15%        9%        24%       47%(B)              7%(B)
                                                               --------  --------   --------   -------           --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" ) is an open-end management investment company whose shares are offered without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers one hundred and three operational portfolios, eight of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, DFA Social Fixed Income Portfolio, Emerging Markets Sustainability Core 1 Portfolio, and DFA Global Sustainability Fixed Income Portfolio (the "Portfolios"), are included in this report. The remaining ninety-five portfolios are presented in separate reports. The Portfolios are investment companies and, accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the "Domestic Equity Portfolios") and International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio and Emerging Markets Sustainability Core 1 Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios, DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Social Core Equity Portfolio and Emerging Markets Sustainability Core 1 Portfolio are subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

            U.S. Social Core Equity 2 Portfolio.............. 0.25%
            U.S. Sustainability Core 1 Portfolio............. 0.23%
            International Sustainability Core 1 Portfolio.... 0.30%
            International Social Core Equity Portfolio....... 0.29%
            Emerging Markets Sustainability Core 1 Portfolio. 0.50%
            Emerging Markets Social Core Equity Portfolio.... 0.47%
            DFA Social Fixed Income Portfolio................ 0.20%
            DFA Global Sustainability Fixed Income Portfolio. 0.24%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including management fees, and in some instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the Portfolios will remain in effect through February 28, 2020 may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement, prior year fees waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                               NET WAIVED FEES/
                                                                               EXPENSES ASSUMED     PREVIOUSLY
                                                                  RECOVERY        (RECOVERED       WAIVED FEES/
                                                    EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                   LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                           AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                         ---------- ---------------- ----------------- -----------------
U.S. Social Core Equity 2 Portfolio (1)...........    0.60%          --                --                --
U.S. Sustainability Core 1 Portfolio (2)..........    0.25%         $ 8              $253              $527
International Sustainability Core 1 Portfolio (2).    0.38%          --                --                --
International Social Core Equity Portfolio (2)....    0.38%          --                --                --
Emerging Markets Sustainability Core 1 Portfolio
  (3).............................................    0.65%          25                73               121
Emerging Markets Social Core Equity Portfolio
  (2).............................................    0.57%          --                --                --
DFA Social Fixed Income Portfolio (2).............    0.27%          39               (36)                4
DFA Global Sustainability Fixed Income Portfolio
  (3).............................................    0.28%          --               140               140

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the class of the Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the U.S. Social Core Equity 2 Portfolio are less than the Expense Limitation Amount of a class of the Portfolio, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed above, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover for any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified above. Prior to January 1, 2017, the Expense Limitation Amounts for the International Sustainability Core 1 Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio were 0.42%, 0.60% and 0.85%, respectively, of the average net assets of each such Portfolio on an annualized basis.

   (3) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of each of the Portfolios listed above (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio listed above to the rates listed above as a percentage of the average net assets of a class of the respective Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that a Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount for such class of shares of the Portfolio, as described above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                            FEES PAID
                                                            INDIRECTLY
                                                            ----------
          International Sustainability Core 1 Portfolio....    $165
          International Social Core Equity Portfolio.......     138
          Emerging Markets Sustainability Core 1 Portfolio.      47
          Emerging Markets Social Core Equity Portfolio....      77
          DFA Global Sustainability Fixed Income Portfolio.       1

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

             U.S. Social Core Equity 2 Portfolio.............. $16
             U.S. Sustainability Core 1 Portfolio.............  18
             International Sustainability Core 1 Portfolio....  13
             International Social Core Equity Portfolio.......  10
             Emerging Markets Sustainability Core 1 Portfolio.  --
             Emerging Markets Social Core Equity Portfolio....  34
             DFA Social Fixed Income Portfolio................   1
             DFA Global Sustainability Fixed Income Portfolio.  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios made the following purchases and sales of investment securities other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands):

                                                  U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                                  -------------------------- ---------------------------
                                                  PURCHASES       SALES      PURCHASES       SALES
                                                  ---------        -------   ---------        --------
U.S. Social Core Equity 2 Portfolio..............       --            --     $220,063       $263,152
U.S. Sustainability Core 1 Portfolio.............       --            --      469,257        224,910
International Sustainability Core 1 Portfolio....       --            --      408,972         62,112
International Social Core Equity Portfolio.......       --            --      296,324        195,335
Emerging Markets Sustainability Core 1 Portfolio.       --            --      157,777         11,406
Emerging Markets Social Core Equity Portfolio....       --            --      245,205        215,543
DFA Social Fixed Income Portfolio................  $41,497       $28,721       39,074          8,066
DFA Global Sustainability Fixed Income Portfolio.   35,294         5,315      312,181         12,821

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                    CHANGE IN
                                            PROCEEDS NET REALIZED  UNREALIZED
                    BALANCE AT    PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                 OCTOBER 31, 2018  AT COST   SALES     ON SALES   DEPRECIATION  OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME
                 ---------------- --------- -------- ------------ ------------- ---------------- ---------------- --------
U.S. SOCIAL
 CORE
 EQUITY 2
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                $ 96,613     $221,094  $275,899     $ 2           $5           $41,815           3,614        $1,810
                     --------     --------  --------     ---           --           -------           -----        ------
TOTAL                $ 96,613     $221,094  $275,899     $ 2           $5           $41,815           3,614        $1,810
                     ========     ========  ========     ===           ==           =======           =====        ======
U.S.
 SUSTAINABILITY
 CORE 1
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                $101,786     $304,866  $349,052     $ 4           $5           $57,609           4,979        $2,091
                     --------     --------  --------     ---           --           -------           -----        ------
TOTAL                $101,786     $304,866  $349,052     $ 4           $5           $57,609           4,979        $2,091
                     ========     ========  ========     ===           ==           =======           =====        ======
INTERNATIONAL
 SUSTAINABILITY
 CORE 1
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                $ 47,338     $302,391  $295,211      --           $5           $54,523           4,712        $1,165
                     --------     --------  --------     ---           --           -------           -----        ------
TOTAL                $ 47,338     $302,391  $295,211      --           $5           $54,523           4,712        $1,165
                     ========     ========  ========     ===           ==           =======           =====        ======


                 CAPITAL GAIN
                 DISTRIBUTIONS
                 -------------
U.S. SOCIAL
 CORE
 EQUITY 2
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                 --
                      --
TOTAL                 --
                      ==
U.S.
 SUSTAINABILITY
 CORE 1
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                 --
                      --
TOTAL                 --
                      ==
INTERNATIONAL
 SUSTAINABILITY
 CORE 1
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                 --
                      --
TOTAL                 --
                      ==

                                                                       CHANGE IN
                                                        NET REALIZED  UNREALIZED
                     BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                  OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME
                  ---------------- --------- ---------- ------------ ------------- ---------------- ---------------- --------
INTERNATIONAL
  SOCIAL
  CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                $61,576      $331,554   $332,641       --           $ 5          $60,494           5,228        $1,354
                      -------      --------   --------      ---           ---          -------           -----        ------
TOTAL                 $61,576      $331,554   $332,641       --           $ 5          $60,494           5,228        $1,354
                      =======      ========   ========      ===           ===          =======           =====        ======
EMERGING
  MARKETS
  SUSTAINABILITY
  CORE 1
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                $   395      $ 19,007   $ 15,633       --           $ 1          $ 3,770             326            --
                      -------      --------   --------      ---           ---          -------           -----        ------
TOTAL                 $   395      $ 19,007   $ 15,633       --           $ 1          $ 3,770             326            --
                      =======      ========   ========      ===           ===          =======           =====        ======
EMERGING
  MARKETS
  SOCIAL
  CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                $26,679      $163,315   $160,299      $(1)          $ 1          $29,695           2,566        $  732
                      -------      --------   --------      ---           ---          -------           -----        ------
TOTAL                 $26,679      $163,315   $160,299      $(1)          $ 1          $29,695           2,566        $  732
                      =======      ========   ========      ===           ===          =======           =====        ======
DFA SOCIAL
  FIXED
  INCOME
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                $10,987      $ 57,761   $ 53,735       --            --          $15,013           1,297        $  306
                      -------      --------   --------      ---           ---          -------           -----        ------
TOTAL                 $10,987      $ 57,761   $ 53,735       --            --          $15,013           1,297        $  306
                      =======      ========   ========      ===           ===          =======           =====        ======
DFA GLOBAL
  SUSTAINABILITY
  FIXED
  INCOME
  PORTFOLIO
DFA Short
  Term
  Investment
  Fund                     --      $ 17,933   $ 16,651       --            --          $ 1,282             111        $   28
                      -------      --------   --------      ---           ---          -------           -----        ------
TOTAL                      --      $ 17,933   $ 16,651       --            --          $ 1,282             111        $   28
                      =======      ========   ========      ===           ===          =======           =====        ======


                  CAPITAL GAIN
                  DISTRIBUTIONS
                  -------------
INTERNATIONAL
  SOCIAL
  CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL                  --
                       ==
EMERGING
  MARKETS
  SUSTAINABILITY
  CORE 1
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL                  --
                       ==
EMERGING
  MARKETS
  SOCIAL
  CORE
  EQUITY
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL                  --
                       ==
DFA SOCIAL
  FIXED
  INCOME
  PORTFOLIO
The DFA
  Short Term
  Investment
  Fund                 --
                       --
TOTAL                  --
                       ==
DFA GLOBAL
  SUSTAINABILITY
  FIXED
  INCOME
  PORTFOLIO
DFA Short
  Term
  Investment
  Fund                 --
                       --
TOTAL                  --
                       ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                       NET INVESTMENT
                                                         INCOME AND
                                                         SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                       CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                       -------------- ------------- ---------- -------
U.S. Social Core Equity 2 Portfolio 2018..............    $15,173        $11,680        --     $26,853
2019..................................................     19,530         18,208        --      37,738
U.S. Sustainability Core 1 Portfolio 2018.............     18,875         12,017        --      30,892
2019..................................................     26,206         14,182        --      40,388
International Sustainability Core 1 Portfolio 2018....     20,501             --        --      20,501
2019..................................................     31,180             --        --      31,180
International Social Core Equity Portfolio 2018.......     24,442             --        --      24,442
2019..................................................     35,762             --        --      35,762
Emerging Markets Sustainability Core 1 Portfolio 2018.        951             --        --         951
2019..................................................      4,540             --        --       4,540
Emerging Markets Social Core Equity Portfolio 2018....     29,640             --        --      29,640
2019..................................................     37,610             --        --      37,610
DFA Social Fixed Income Portfolio 2018................      4,405             --        --       4,405
2019..................................................      6,587             --        --       6,587
DFA Global Sustainability Fixed Income Portfolio 2019.      4,187             --        --       4,187

   The DFA Global Sustainability Fixed Income Portfolio commenced operations on November 6, 2018, and did not pay any distributions for the year ended
October 31, 2018.

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                  NET INVESTMENT
                                                    INCOME AND
                                                    SHORT-TERM     LONG-TERM
                                                  CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                  -------------- ------------- -------
U.S. Social Core Equity 2 Portfolio..............    $(1,828)       $(2,514)   $(4,342)
U.S. Sustainability Core 1 Portfolio.............     (2,786)          (687)    (3,473)
International Sustainability Core 1 Portfolio....     (1,355)            --     (1,355)
International Social Core Equity Portfolio.......     (1,950)            --     (1,950)
Emerging Markets Sustainability Core 1 Portfolio.       (212)            --       (212)
Emerging Markets Social Core Equity Portfolio....     (1,937)            --     (1,937)
DFA Social Fixed Income Portfolio................        (43)            --        (43)
DFA Global Sustainability Fixed Income Portfolio.       (631)            --       (631)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                  UNDISTRIBUTED                                               TOTAL NET
                                                  NET INVESTMENT                                            DISTRIBUTABLE
                                                    INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                    SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                  CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                  -------------- ------------- ------------- -------------- -------------
U.S. Social Core Equity 2 Portfolio..............         --        $28,319            --       $367,415      $395,734
U.S. Sustainability Core 1 Portfolio.............         --         18,808            --        571,286       590,094
International Sustainability Core 1 Portfolio....     $6,388             --      $(23,724)       142,356       125,020
International Social Core Equity Portfolio.......      5,421             --       (23,898)        63,334        44,857
Emerging Markets Sustainability Core 1 Portfolio.        541             --        (1,516)        (2,936)       (3,911)
Emerging Markets Social Core Equity Portfolio....      6,221             --       (86,470)       231,991       151,742
DFA Social Fixed Income Portfolio................        965             --        (1,386)        14,036        13,615
DFA Global Sustainability Fixed Income Portfolio.      6,441             --            --         18,310        24,751

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                        UNLIMITED  TOTAL
                                                        --------- -------
      U.S. Social Core Equity 2 Portfolio..............       --       --
      U.S. Sustainability Core 1 Portfolio.............       --       --
      International Sustainability Core 1 Portfolio....  $23,724  $23,724
      International Social Core Equity Portfolio.......   23,898   23,898
      Emerging Markets Sustainability Core 1 Portfolio.    1,516    1,516
      Emerging Markets Social Core Equity Portfolio....   86,470   86,470
      DFA Social Fixed Income Portfolio................    1,386    1,386
      DFA Global Sustainability Fixed Income Portfolio.       --       --

   During the year ended October 31, 2019, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                           NET
                                                                                        UNREALIZED
                                                FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                               ---------- ------------ -------------- --------------
U.S. Social Core Equity 2 Portfolio........... $  921,954   $435,419     $ (68,004)      $367,415
U.S. Sustainability Core 1 Portfolio..........  1,584,111    643,359       (72,073)       571,286
International Sustainability Core 1 Portfolio.  1,275,733    226,553       (84,216)       142,337

                                                                                              NET
                                                                                           UNREALIZED
                                                   FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                   TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                  ---------- ------------ -------------- --------------
International Social Core Equity Portfolio....... $1,197,602   $178,742     $(115,432)      $ 63,310
Emerging Markets Sustainability Core 1 Portfolio.    277,280     24,073       (27,019)        (2,946)
Emerging Markets Social Core Equity Portfolio....  1,258,402    392,990      (160,632)       232,358
DFA Social Fixed Income Portfolio................    294,922     14,405          (369)        14,036
DFA Global Sustainability Fixed Income Portfolio.    330,628     18,414          (131)        18,283

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

   2. FORWARD CURRENCY CONTRACTS: The DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio hedge their foreign currency exposure to attempt to protect against uncertainty in the level of future foreign currency exchange rates. The DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio may enter into forward foreign currency contracts to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another currency. The DFA Social Fixed Income Portfolio and DFA Global Sustainability Fixed Income Portfolio also may enter into a forward contract to buy or sell the amount of foreign currency approximating the value of some or all of the portfolio securities quoted or denominated in such foreign currency. The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by a Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts.

   3. FUTURES CONTRACTS: The Domestic Equity Portfolios and the International Equity Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Domestic Equity Portfolios and the International Equity Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Domestic Equity Portfolios and the International Equity Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Domestic Equity Portfolios and the International Equity Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements.

   The Domestic Equity Portfolios and the International Equity Portfolios entering into stock index futures are subject to equity price risk from those futures contracts.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                        FORWARD
                                                        CURRENCY
                                                       CONTRACTS* FUTURES**
                                                       ---------- ---------
     International Sustainability Core 1 Portfolio....  $     --   $1,205
     Emerging Markets Sustainability Core 1 Portfolio.        --      519
     DFA Social Fixed Income Portfolio................     9,181       --
     DFA Global Sustainability Fixed Income Portfolio.   185,571       --

*  Average amount of Currency Purchased/Sold in USD
** Average Notional Value of contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                     ASSET DERIVATIVES VALUE
                                                  ------------------------------
                                                                      FORWARD
                                                   TOTAL VALUE AT    CURRENCY
                                                  OCTOBER 31, 2019 CONTRACTS (1)
                                                  ---------------- -------------
DFA Social Fixed Income Portfolio................       $  1           $  1
DFA Global Sustainability Fixed Income Portfolio.        279            279

                                                   LIABILITY DERIVATIVES VALUE
                                                  -----------------------------
                                                                      FORWARD
                                                   TOTAL VALUE AT    CURRENCY
                                                  OCTOBER 31, 2019 CONTRACTS (2)
                                                  ---------------- -------------
DFA Social Fixed Income Portfolio................     $   (33)        $   (33)
DFA Global Sustainability Fixed Income Portfolio.      (3,637)         (3,637)

(1)Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                  REALIZED GAIN (LOSS) ON DERIVATIVES
                                                  -------------------------------
                                                             FORWARD
                                                            CURRENCY       EQUITY
                                                  TOTAL   CONTRACTS (1) CONTRACTS (2)
                                                  -----   ------------- -------------
U.S. Social Core Equity 2 Portfolio.............. $ (1)         --          $ (1)*
International Sustainability Core 1 Portfolio....   28          --            28*
International Social Core Equity Portfolio.......  336          --           336*
Emerging Markets Sustainability Core 1 Portfolio.  (94)         --           (94)*
Emerging Markets Social Core Equity Portfolio....   (9)         --            (9)*
DFA Social Fixed Income Portfolio................  593        $593            --

                                                      CHANGE IN UNREALIZED APPRECIATION
                                                      (DEPRECIATION) ON DERIVATIVES
                                                      --------------------------------
                                                                        FORWARD
                                                                       CURRENCY
                                                       TOTAL         CONTRACTS (3)
                                                         -------     -------------
    DFA Social Fixed Income Portfolio................ $  (124)          $  (124)
    DFA Global Sustainability Fixed Income Portfolio.  (3,358)           (3,358)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Forward Currency Contracts.
(2)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(3)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Portfolio entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, a Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents each Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2019 (amounts in thousands):

                                                GROSS AMOUNTS NOT                                     GROSS AMOUNTS NOT
                                      NET         OFFSET IN THE                             NET         OFFSET IN THE
                                    AMOUNTS    STATEMENTS OF ASSETS                       AMOUNTS    STATEMENTS OF ASSETS
                                      OF         AND LIABILITIES                            OF         AND LIABILITIES
                                    ASSETS    ----------------------                    LIABILITIES ----------------------
                                   PRESENTED                                             PRESENTED
                         GROSS      IN THE                                     GROSS      IN THE
                       AMOUNTS OF STATEMENTS                                AMOUNTS OF  STATEMENTS
                       RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                         ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION               (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------            ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                              ASSETS                                             LIABILITIES
                       ---------------------------------------------------- -----------------------------------------------------
DFA SOCIAL FIXED
 INCOME PORTFOLIO
Bank of America
 Corp.................      --         --           --        --       --     $    4      $    4          --        --     $    4
State Street Bank and
 Trust................      --         --           --        --       --         29          29          --        --         29
                          ----       ----        -----        --      ---     ------      ------       -----        --     ------
Total.................      --         --           --        --       --     $   33      $   33          --        --     $   33
                          ====       ====        =====        ==      ===     ======      ======       =====        ==     ======
DFA GLOBAL
 SUSTAINABILITY FIXED
 INCOME PORTFOLIO
State Street Bank and
 Trust................    $277       $277        $(277)       --       --     $2,290      $2,290       $(277)       --     $2,013
Citibank, N.A.........      --         --           --        --       --      1,347       1,347          --        --      1,347
Goldman Sachs
 International........       2          2           --        --      $ 2         --          --          --        --         --
                          ----       ----        -----        --      ---     ------      ------       -----        --     ------
Total.................    $279       $279        $(277)       --      $ 2     $3,637      $3,637       $(277)       --     $3,360
                          ====       ====        =====        ==      ===     ======      ======       =====        ==     ======

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c)Represents the net amount due from counterparties in the event of default.
(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                 WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                  AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                               INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                                               ------------- ------------ ------------ -------- --------------- ----------------
U.S. Social Core Equity 2 Portfolio...........     2.75%       $19,701         12        $21       $132,846            --
U.S. Sustainability Core 1 Portfolio..........     2.95%         7,862         26         18         82,983            --
International Sustainability Core 1 Portfolio.     2.55%         3,179          6          2          6,422            --
International Social Core Equity Portfolio....     2.90%        14,167         16         20         80,386            --
Emerging Markets..............................
Sustainability Core 1 Portfolio...............     2.16%           325          4         --            776            --
Emerging Markets Social Core Equity
  Portfolio...................................     2.95%         7,161         42         26         31,260            --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the year ended October 31, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                      PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                      --------- ------- --------------------
U.S. Social Core Equity 2 Portfolio...........  $28,520  $39,221       $ 1,897
U.S. Sustainability Core 1 Portfolio..........   86,648   36,782        (2,000)
International Sustainability Core 1 Portfolio.   34,164   10,136        (1,207)
International Social Core Equity Portfolio....   28,274   22,438        (2,458)

 PORTFOLIO                               PURCHASES SALES  REALIZED GAIN (LOSS)
 ---------                               --------- ------ --------------------
 Emerging Markets Sustainability Core 1
   Portfolio............................  $  437   $  713        $ (16)
 Emerging Markets Social Core Equity
   Portfolio............................   1,340    4,356         (992)

J. SECURITIES LENDING:

   As of October 31, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                             NON-CASH
                                                            COLLATERAL
                                                              MARKET
                                                              VALUE
                                                            ----------
         U.S. Social Core Equity 2 Portfolio...............  $32,028
         U.S. Sustainability Core 1 Portfolio..............   61,117
         International Sustainability Core 1 Portfolio.....   12,129
         International Social Core Equity Portfolio........   15,065
         Emerging Markets Sustainability Core 1 Portfolio..    3,710
         Emerging Markets Social Core Equity Portfolio.....   27,325

   The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"),an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                    REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                 AS OF OCTOBER 31, 2019
                                                  ----------------------------------------------------
                                                  OVERNIGHT AND            BETWEEN
                                                   CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                  ------------- -------- ------------ -------- -------
SECURITIES LENDING TRANSACTIONS
U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
   Common Stocks.................................    $41,811       --         --         --    $41,811
U.S. SUSTAINABILITY CORE 1 PORTFOLIO
   Common Stocks.................................     57,601       --         --         --     57,601
INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
   Common Stocks.................................     54,516       --         --         --     54,516
INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
   Common Stocks.................................     60,494       --         --         --     60,494
EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
   Common Stocks.................................      3,770       --         --         --      3,770
EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
   Common Stocks.................................     29,694       --         --         --     29,694
DFA SOCIAL FIXED INCOME PORTFOLIO
   Agency Obligations, Bonds.....................     15,014       --         --         --     15,014
DFA GLOBAL SUSTAINABILITY FIXED INCOME PORTFOLIO
   Bonds.........................................      1,282       --         --         --      1,282

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                 APPROXIMATE
                                                                  PERCENTAGE
                                                    NUMBER OF   OF OUTSTANDING
                                                   SHAREHOLDERS     SHARES
                                                   ------------ --------------
 U.S. Social Core Equity 2 Portfolio..............      5             76%
 U.S. Sustainability Core 1 Portfolio.............      4             84%
 International Sustainability Core 1 Portfolio....      4             76%
 International Social Core Equity Portfolio.......      5             51%
 Emerging Markets Sustainability Core 1 Portfolio.      3             88%
 Emerging Markets Social Core Equity Portfolio....      4             42%
 DFA Social Fixed Income Portfolio................      4             92%
 DFA Global Sustainability Fixed Income Portfolio.      3             96%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, or results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the eight portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings/schedule of investments, of each of the portfolios indicated in the table below (eight of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                          STATEMENT OF           STATEMENT OF                FINANCIAL
PORTFOLIO                                 OPERATIONS         CHANGES IN NET ASSETS          HIGHLIGHTS
---------                              -------------------  --------------------------    ------------------
U.S. Social Core Equity 2 Portfolio    For the year ended  For the years ended           For each of the
U.S. Sustainability Core 1 Portfolio   October 31, 2019    October 31, 2019 and 2018     periods indicated
International Sustainability Core 1                                                      therein
Portfolio
International Social Core Equity
Portfolio
Emerging Markets Social Core Equity
Portfolio
DFA Social Fixed Income Portfolio

Emerging Markets Sustainability Core   For the year ended  For the year ended October 31, 2019 and the period
1 Portfolio                            October 31, 2019    from March 27, 2018 (commencement of
                                                           operations) through October 31, 2018

DFA Global Sustainability Fixed        For the period from November 6, 2018 (commencement of operations)
Income Portfolio                       through October 31, 2019

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019
We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P.
investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                     PORTFOLIOS
                                TERM OF                                              WITHIN THE  OTHER DIRECTORSHIPS OF
                               OFFICE/1/ AND                                         DFA FUND    PUBLIC COMPANIES HELD
 NAME, ADDRESS AND             LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/      DURING PAST 5
  YEAR OF BIRTH      POSITION   SERVICE                       YEARS                  OVERSEEN            YEARS
-------------------- --------- -----------    -------------------------------------  ----------- ----------------------
George M.            Director    Since        Leo Melamed Professor of Finance,      128          None
Constantinides                   1983         University of Chicago Booth School of  portfolios
University of                                 Business (since 1978).                 in 4
Chicago Booth                                                                        investment
School of Business                                                                   companies
5807 S. Woodlawn
Avenue
Chicago, IL 60637
1947

Douglas W.           Director    Since        Merton H. Miller Distinguished         128          None
Diamond                          2017         Service Professor of Finance,          portfolios
c/o Dimensional                               University of Chicago Booth School of  in 4
Fund Advisors LP                              Business (since 1988). Visiting        investment
6300 Bee Cave                                 Scholar, Federal Reserve Bank of       companies
Road, Building One                            Richmond (since 1990). Formerly,
Austin, TX 78746                              Fischer Black Visiting Professor of
1953                                          Financial Economics, Alfred P. Sloan
                                              School of Management, Massachusetts
                                              Institute of Technology (2015 to
                                              2016).

Darrell Duffie       Director    Since        Dean Witter Distinguished Professor    128          Formerly, Director,
c/o Dimensional                  March        of Finance, Graduate School of         portfolios   Moody's Corporation
Fund Advisors LP                 2019         Business, Stanford University (since   in 4         (financial
6300 Bee Cave                                 1984).                                 investment   information and
Road, Building One                                                                   companies    information
Austin, TX 78746                                                                                  technology) (2008-
1954                                                                                              April 2018).

Roger G. Ibbotson    Director    Since        Professor in Practice Emeritus of      128          None
Yale School of                   1981         Finance, Yale School of Management     portfolios
Management                                    (since 1984). Chairman and Partner,    in 4
P.O. Box 208200                               Zebra Capital Management, LLC (hedge   investment
New Haven, CT                                 fund and asset manager) (since 2001).  companies
06520-8200                                    Formerly, Consultant to Morningstar,
1943                                          Inc. (2006 - 2016).

Edward P. Lazear     Director    Since        Distinguished Visiting Fellow, Becker  128          None
Stanford University              2010         Friedman Institute for Research in     portfolios
Graduate School of                            Economics, University of Chicago       in 4
Business                                      (since 2015). Morris Arnold Cox        investment
Knight Management                             Senior Fellow, Hoover Institution      companies
Center, E346                                  (since 2002). Davies Family Professor
Stanford, CA 94305                            of Economics, Graduate School of
1948                                          Business, Stanford University (since
                                              1995). Cornerstone Research (expert
                                              testimony and economic and financial
                                              analysis) (since 2009).

Myron S. Scholes     Director    Since        Chief Investment Strategist, Janus     128          Formerly, Adviser,
c/o Dimensional                  1981         Henderson Investors (since 2014).      portfolios   Kuapay, Inc. (2013-
Fund Advisors LP                              Frank E. Buck Professor of Finance,    in 4         2014). Formerly,
6300 Bee Cave                                 Emeritus, Graduate School of           investment   Director,
Road, Building One                            Business, Stanford University (since   companies    American Century
Austin, TX 78746                              1981).                                              Fund Complex
1941                                                                                              (registered
                                                                                                  investment
                                                                                                  companies) (43
                                                                                                  Portfolios) (1980-
                                                                                                  2014).

                                                                                                        OTHER
                                                                                    PORTFOLIOS    DIRECTORSHIPS OF
                               TERM OF                                              WITHIN THE         PUBLIC
                              OFFICE/1/ AND                                         DFA FUND       COMPANIES HELD
NAME, ADDRESS AND             LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/      DURING PAST 5
  YEAR OF BIRTH     POSITION   SERVICE                       YEARS                  OVERSEEN            YEARS
------------------- --------- -----------    -------------------------------------  ----------- ----------------------
Abbie J. Smith      Director    Since        Boris and Irene Stern Distinguished    128         Director (since 2000)
University of                   2000         Service Professor of Accounting,       portfolios  and formerly, Lead
Chicago Booth                                University of Chicago Booth School of  in 4        Director
School of Business                           Business (since 1980).                 investment  (2014-2017), HNI
5807 S. Woodlawn                                                                    companies   Corporation (office
Avenue                                                                                          furniture); Director,
Chicago, IL 60637                                                                               Ryder System Inc.
1953                                                                                            (transportation,
                                                                                                logistics and supply-
                                                                                                chain management)
                                                                                                (since 2003); and
                                                                                                Trustee, UBS Funds
                                                                                                (3 investment
                                                                                                companies within the
                                                                                                fund complex) (19
                                                                                                portfolios) (since
                                                                                                2009).

Ingrid M. Werner    Director    Since        Martin and Andrew Murrer Professor of  128         Director, Fourth
c/o Dimensional                 March        Finance, Fisher College of Business,   portfolios  Swedish AP Fund
Fund Advisors LP                2019         The Ohio State University (since       in 4        (pension fund asset
6300 Bee Cave                                1998). Adjunct Member, the Prize       investment  management) (since
Road, Building One                           Committee for the Swedish Riksbank     companies   2017).
Austin, TX 78746                             Prize in Economic Sciences in Memory
1961                                         of Alfred Nobel (annual award for
                                             significant scientific research
                                             contribution) (since January 2018).
                                             President, Western Finance
                                             Association (global association of
                                             academic researchers and
                                             practitioners in finance) (since June
                                             2018). Director, American Finance
                                             Association (global association of
                                             academic researchers and
                                             practitioners in finance) (since
                                             January 2019). Member, Economic
                                             Advisory Committee, FINRA (since
                                             2017). Chairman, Scientific Advisory
                                             Board, Swedish House of Finance
                                             (institute supporting academic
                                             research in finance) (since 2014).
                                             Member, Scientific Board, Danish
                                             Finance Institute (institute
                                             supporting academic research in
                                             finance) (since 2017). Member,
                                             Academic Board, Mistra Financial
                                             Systems (organization funding
                                             academic research on environment,
                                             governance and climate/sustainability
                                             in finance) (since 2016). Fellow,
                                             Center for Analytical Finance
                                             (academic research) (since 2015).
                                             Associate Editor, Journal of Finance
                                             (since 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                  PORTFOLIOS
                           TERM OF                                                WITHIN THE
NAME, ADDRESS             OFFICE/1/ AND                                           DFA FUND    OTHER DIRECTORSHIPS OF
 AND YEAR OF              LENGTH OF                                               COMPLEX/2/  PUBLIC COMPANIES HELD
    BIRTH       POSITION   SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS OVERSEEN     DURING PAST 5 YEARS
--------------- --------- -----------    ---------------------------------------- ----------- ----------------------
David G. Booth  Chairman    Since         Chairman, Director/Trustee, and         128                 None
6300 Bee Cave   and         1981          formerly, President and Co-Chief        portfolios
Road, Building  Director                  Executive Officer (each until March     in 4
One                                       2017) of Dimensional Emerging Markets   investment
Austin, TX                                Value Fund ("DEM"), DFAIDG,             companies
78746                                     Dimensional Investment Group Inc.
1946                                      ("DIG") and The DFA Investment Trust
                                          Company ("DFAITC"). Executive
                                          Chairman, and formerly, President and
                                          Co-Chief Executive Officer (each
                                          until February 2017) of Dimensional
                                          Holdings Inc., Dimensional Fund
                                          Advisors LP, Dimensional Investment
                                          LLC and DFA Securities LLC
                                          (collectively with DEM, DFAIDG, DIG
                                          and DFAITC, the "DFA Entities").
                                          Formerly, Chairman and Director
                                          (2009-2018) and Co-Chief Executive
                                          Officer (2010 - June 2017) of
                                          Dimensional Fund Advisors Canada ULC.
                                          Trustee, University of Chicago (since
                                          2002). Trustee, University of Kansas
                                          Endowment Association (since 2005).
                                          Formerly, Director of Dimensional
                                          Fund Advisors Ltd. (2002 - July
                                          2017), DFA Australia Limited (1994 -
                                          July 2017), Dimensional Advisors Ltd.
                                          (2012 - July 2017), Dimensional Funds
                                          plc (2006 - July 2017) and
                                          Dimensional Funds II plc (2006 - July
                                          2017). Formerly, Director and
                                          President of Dimensional Japan Ltd.
                                          (2012 - April 2017). Formerly,
                                          President, Dimensional SmartNest (US)
                                          LLC (2009-2014); and Limited Partner,
                                          VSC Investors, LLC (2007-2015).
                                          Formerly, Chairman, Director,
                                          President and Co-Chief Executive
                                          Officer of Dimensional Cayman
                                          Commodity Fund I Ltd. (2010-September
                                          2017).

   1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.

   2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                             TERM OF OFFICE/1/
NAME AND YEAR OF              AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
     BIRTH        POSITION       SERVICE                        YEARS
----------------- ---------- ----------------   --------------------------------------
Valerie A. Brown  Vice         Since 2001       Vice President and Assistant
1967              President                     Secretary of
                  and                               .  all the DFA Entities (since
                  Assistant                            2001)
                  Secretary                         .  DFA Australia Limited (since
                                                       2002)
                                                    .  Dimensional Fund Advisors Ltd.
                                                       (since 2002)
                                                    .  Dimensional Cayman Commodity
                                                       Fund I Ltd. (since 2010)
                                                    .  Dimensional Fund Advisors Pte.
                                                       Ltd. (since 2012)
                                                    .  Dimensional Hong Kong Limited
                                                       (since 2012)
                                                Director, Vice President and
                                                Assistant Secretary (since 2003) of
                                                    .  Dimensional Fund Advisors
                                                       Canada ULC

Ryan P. Buechner  Vice         Since            Vice President and Assistant
1982              President    September        Secretary of
                  and          2019                 .  DFAIDG, DIG, DFAITC and DEM
                  Assistant                            (since September 2019)
                  Secretary                     Vice President (since January 2018) of
                                                    .  Dimensional Holdings Inc.
                                                    .  Dimensional Fund Advisors LP
                                                    .  Dimensional Investment LLC
                                                    .  DFA Securities LLC

David P. Butler   Co-Chief     Since 2017       Co-Chief Executive Officer (since
1964              Executive                     2017) of
                  Officer                           .  all the DFA entities
                                                Director (since 2017) of
                                                    .  Dimensional Holdings Inc.
                                                    .  Dimensional Fund Advisors
                                                       Canada ULC
                                                    .  Dimensional Japan Ltd.
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Ltd.
                                                    .  DFA Australia Limited
                                                Director and Co-Chief Executive
                                                Officer (since 2017) of
                                                    .  Dimensional Cayman Commodity
                                                       Fund I Ltd.
                                                Head of Global Financial Advisor
                                                Services (since 2007) for
                                                    .  Dimensional Fund Advisors LP
                                                Formerly, Vice President (2007 -
                                                2017) of
                                                    .  all the DFA Entities

Stephen A. Clark  Executive    Since 2017       Executive Vice President (since 2017)
1972              Vice                          of
                  President                         .  all the DFA entities
                                                Director and Vice President (since
                                                2016) of
                                                    .  Dimensional Japan Ltd.
                                                President and Director (since 2016) of
                                                    .  Dimensional Fund Advisors
                                                       Canada ULC
                                                Vice President (since 2008) and
                                                Director (since 2016) of
                                                    .  DFA Australia Limited
                                                Director (since 2016) of
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Pte.
                                                       Ltd.
                                                    .  Dimensional Hong Kong Limited
                                                Vice President (since 2016) of
                                                    .  Dimensional Fund Advisors Pte.
                                                       Ltd.
                                                Formerly, Vice President
                                                (2004 - 2017) of
                                                    .  all the DFA Entities
                                                Formerly, Vice President
                                                (2010 - 2016) of
                                                    .  Dimensional Fund Advisors
                                                       Canada ULC
                                                Formerly, Head of Institutional,
                                                North America (2012-2013) and Head of
                                                Global Institutional Services
                                                (2014-2018) for
                                                    .  Dimensional Fund Advisors LP

                                   TERM OF OFFICE/1/
 NAME AND YEAR OF                   AND LENGTH OF
       BIRTH           POSITION        SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------- ------------- ----------------   ----------------------------------------
Christopher S.       Vice            Since 2004        Vice President and Global Chief
Crossan              President                         Compliance Officer (since 2004) of
1965                 and Global                           .  all the DFA Entities
                     Chief                                .  DFA Australia Limited
                     Compliance                           .  Dimensional Fund Advisors Ltd.
                     Officer                           Chief Compliance Officer (since 2006)
                                                       and Chief Privacy Officer (since
                                                       2015) of
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC
                                                       Chief Compliance Officer of
                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd. (since 2012)
                                                          .  Dimensional Japan Ltd. (since
                                                             2017)
                                                       Formerly, Vice President and Global
                                                       Chief Compliance Officer (2010 -
                                                       2014) for
                                                          .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle    Vice            Vice              Vice President, Chief Financial
1958                 President,      President         Officer, and Treasurer (since 2016) of
                     Chief           since 2015           .  all the DFA Entities
                     Financial       and Chief            .  Dimensional Advisors Ltd.
                     Officer, and    Financial            .  Dimensional Fund Advisors Ltd.
                     Treasurer       Officer and          .  Dimensional Hong Kong Limited
                                     Treasurer            .  Dimensional Cayman Commodity
                                     since 2016              Fund I Ltd.
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC
                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd.
                                                          .  DFA Australia Limited
                                                       Director (since 2016) for
                                                          .  Dimensional Funds plc
                                                          .  Dimensional Funds II plc
                                                       Formerly, interim Chief Financial
                                                       Officer and interim Treasurer (2016)
                                                       of
                                                          .  all the DFA Entities
                                                          .  Dimensional Fund Advisors LP
                                                          .  Dimensional Fund Advisors Ltd.
                                                          .  DFA Australia Limited
                                                          .  Dimensional Advisors Ltd.
                                                          .  Dimensional Fund Advisors Pte.
                                                             Ltd.
                                                          .  Dimensional Hong Kong Limited
                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd.
                                                          .  Dimensional Fund Advisors
                                                             Canada ULC
                                                       Formerly, Controller (2015 - 2016) of
                                                          .  all the DFA Entities
                                                          .  Dimensional Fund Advisors LP
                                                       Formerly, Vice President (2008 -
                                                       2015) of
                                                          .  T. Rowe Price Group, Inc.
                                                       Formerly, Director of Investment
                                                       Treasury and Treasurer (2008 - 2015)
                                                       of
                                                          .  the T. Rowe Price Funds

Jeff J. Jeon         Vice            Since 2004        Vice President (since 2004) and
1973                 President                         Assistant Secretary (2017-2019) of
                                                          .  all the DFA Entities
                                                       Vice President and Assistant
                                                       Secretary (since 2010) of
                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd.

Joy Lopez            Vice            Vice              Vice President (since 2015) of
1971                 President       President            .  all the DFA Entities
                     and             since 2015        Assistant Treasurer (since 2017) of
                     Assistant       and                  .  the DFA Fund Complex
                     Treasurer       Assistant         Formerly, Senior Tax Manager (2013 -
                                     Treasurer         2015) for
                                     since 2017           .  Dimensional Fund Advisors LP

Kenneth M. Manell    Vice            Since 2010        Vice President (since 2010) of
1972                 President                            .  all the DFA Entities
                                                          .  Dimensional Cayman Commodity
                                                             Fund I Ltd.

Catherine L. Newell  President       President         President (since 2017) of
1964                 and             since                .  the DFA Fund Complex
                     General         2017 and          General Counsel (since 2001) of
                     Counsel         General              .  All the DFA Entities
                                     Counsel           Executive Vice President (since 2017)
                                     since 2001        and Secretary (since 2000) of

                               TERM OF OFFICE/1/
NAME AND YEAR OF                AND LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5
     BIRTH         POSITION        SERVICE                        YEARS
----------------  ------------ ----------------   ---------------------------------------
                                                      .  Dimensional Fund Advisors LP
                                                      .  Dimensional Holdings Inc.
                                                      .  DFA Securities LLC
                                                      .  Dimensional Investment LLC
                                                  Director (since 2002), Vice President
                                                  (since 1997) and Secretary (since
                                                  2002) of
                                                      .  DFA Australia Limited
                                                      .  Dimensional Fund Advisors Ltd.
                                                  Vice President and Secretary of
                                                      .  Dimensional Fund Advisors
                                                         Canada ULC (since 2003)
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd. (since 2010)
                                                      .  Dimensional Japan Ltd. (since
                                                         2012)
                                                      .  Dimensional Advisors Ltd (since
                                                         2012)
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd. (since 2012)
                                                  Director of
                                                      .  Dimensional Funds plc (since
                                                         2002)
                                                      .  Dimensional Funds II plc (since
                                                         2006)
                                                      .  Director of Dimensional Japan
                                                         Ltd. (since 2012)
                                                      .  Dimensional Advisors Ltd.
                                                         (since 2012)
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd. (since 2012)
                                                      .  Dimensional Hong Kong Limited
                                                         (since 2012)
                                                  Formerly, Vice President and Secretary
                                                  (2010 - 2014) of
                                                      .  Dimensional SmartNest (US) LLC
                                                  Formerly, Vice President (1997 - 2017)
                                                  and Secretary (2000 - 2017) of
                                                      .  the DFA Fund Complex
                                                  Formerly, Vice President of
                                                      .  Dimensional Fund Advisors LP
                                                         (1997 - 2017)
                                                      .  Dimensional Holdings Inc. (2006
                                                         - 2017)
                                                      .  DFA Securities LLC (1997 - 2017)
                                                      .  Dimensional Investment LLC
                                                         (2009 - 2017)

 Selwyn           Vice           Since 2013       Vice President and Deputy Chief
 Notelovitz       President                       Compliance Officer of
 1961             and Deputy                          .  the DFA Fund Complex (since
                  Chief                                  2013)
                  Compliance                          .  Dimensional Fund Advisors LP
                  Officer                                (since 2012)

 Carolyn L. O     Vice              Vice          Vice President (since 2010) and
 1974             President       President       Secretary (since 2017) of
                  and            since 2010           .  the DFA Fund Complex
                  Secretary          and          Vice President (since 2010) and
                                  Secretary       Assistant Secretary (since 2016) of
                                 since 2017           .  Dimensional Fund Advisors LP
                                                      .  Dimensional Holdings Inc.
                                                      .  Dimensional Investment LLC
                                                  Vice President of
                                                      .  DFA Securities LLC (since 2010)
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd. (since 2010)
                                                      .  Dimensional Fund Advisors
                                                         Canada ULC (since 2016)

 Gerard K.        Co-Chief        Co-Chief        Co-Chief Executive Officer and Chief
 O'Reilly 1976    Executive       Executive       Investment Officer (since 2017) of
                  Officer and    Officer and          .  all the DFA Entities
                  Chief             Chief             .  Dimensional Fund Advisors
                  Investment     Investment              Canada ULC
                  Officer       Officer since     Director, Chief Investment Officer and
                                    2017          Vice President (since 2017) of
                                                      .  DFA Australia Limited
                                                  Chief Investment Officer (since 2017)
                                                  and Vice President (since 2016) of
                                                      .  Dimensional Japan Ltd.
                                                  Director, Co-Chief Executive Officer
                                                  and Chief Investment Officer (since
                                                  2017) of
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd. Director of
                                                      .  Dimensional Funds plc (since
                                                         2014)
                                                      .  Dimensional Fund II plc (since
                                                         2014)
                                                      .  Dimensional Holdings Inc.
                                                         (since 2017)
                                                  Formerly, Co-Chief Investment Officer
                                                  of
                                                      .  Dimensional Japan Ltd. (2016 -
                                                         2017)

                            TERM OF OFFICE/1/
NAME AND YEAR OF            AND LENGTH OF
     BIRTH        POSITION      SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  --------  ----------------   ----------------------------------------
                                                   .  DFA Australia Limited (2014 -
                                                      2017)
                                                Formerly, Executive Vice President
                                                (2017) and Co-Chief Investment
                                                Officer (2014-2017) of
                                                   .  all the DFA Entities
                                                Formerly, Vice President (2007 -
                                                2017) of
                                                   .  all the DFA Entities
                                                Formerly, Vice President and Co-Chief
                                                Investment Officer (2014 - 2017) of
                                                   .  Dimensional Fund Advisors
                                                      Canada ULC
                                                Formerly, Director (2017 - 2018) of
                                                   .  Dimensional Fund Advisors Pte.
                                                      Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available
   (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                     QUALIFYING
                                                                                                         FOR
                            NET                                                                       CORPORATE
DFA                     INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
INVESTMENT                INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
  U.S. Social
    Core
    Equity 2
    Portfolio.........       49%           3%           48%         --         --          100%          100%        100%
  U.S.
    Sustainability
    Core 1
    Portfolio.........       63%           1%           36%         --         --          100%          100%        100%
  International
    Sustainability
    Core 1
    Portfolio.........      100%          --            --          --         --          100%            3%        100%
  International
    Social
    Core
    Equity
    Portfolio.........      100%          --            --          --         --          100%           --         100%
  Emerging
    Markets
    Sustainability
    Core 1
    Portfolio.........      100%          --            --          --         --          100%           --         100%
  Emerging
    Markets
    Social
    Core
    Equity
    Portfolio.........      100%          --            --          --         --          100%           --         100%
  DFA Social
    Fixed
    Income
    Portfolio.........      100%          --            --          --         --          100%           --          --
  DFA Global
    Sustainability
    Fixed
    Income
    Portfolio.........      100%          --            --          --         --          100%           --          --

                                                                     QUALIFYING
                                                                       SHORT-
DFA                        U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
INVESTMENT              GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------  ------------ ---------- ---------- ---------- ----------
  U.S. Social
    Core
    Equity 2
    Portfolio.........      --          --         --         --         --
  U.S.
    Sustainability
    Core 1
    Portfolio.........      --          --         --         --         --
  International
    Sustainability
    Core 1
    Portfolio.........      --           8%       100%        --         --
  International
    Social
    Core
    Equity
    Portfolio.........      --           7%        99%        --         --
  Emerging
    Markets
    Sustainability
    Core 1
    Portfolio.........      --          14%       100%        --         --
  Emerging
    Markets
    Social
    Core
    Equity
    Portfolio.........      --          12%        96%        --         --
  DFA Social
    Fixed
    Income
    Portfolio.........      37%         --         --         98%        --
  DFA Global
    Sustainability
    Fixed
    Income
    Portfolio.........      14%         --         --         86%        --

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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

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

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

  LOGO                                                         DFA103119-014A
                                                                     00237499

 LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC. / THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

DFA INVESTMENT DIMENSIONS GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

TAX-MANAGED U.S. EQUITY PORTFOLIO

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

T.A. U.S. CORE EQUITY 2 PORTFOLIO

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

/s/ David P. Butler                  /s/ Gerard K. O'Reilly
----------------------------         -------------------------------
DAVID P. BUTLER                      GERARD K. O'REILLY
Co-Chief Executive Officer           Co-Chief Executive Officer and
                                     Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES..........................   1
   DFA INVESTMENT DIMENSIONS GROUP INC.
      Performance Charts...............................................   2
      Management's Discussion and Analysis.............................   6
      Disclosure of Fund Expenses......................................  11
      Disclosure of Portfolio Holdings.................................  13
      Schedule of Investments/Summary Schedules of Portfolio Holdings
          Tax-Managed U.S. Marketwide Value Portfolio..................  15
          Tax-Managed U.S. Equity Portfolio............................  16
          Tax-Managed U.S. Targeted Value Portfolio....................  19
          Tax-Managed U.S. Small Cap Portfolio.........................  22
          T.A. U.S. Core Equity 2 Portfolio............................  25
          Tax-Managed DFA International Value Portfolio................  28
          T.A. World ex U.S. Core Equity Portfolio.....................  32
      Statements of Assets and Liabilities.............................  38
      Statements of Operations.........................................  40
      Statements of Changes in Net Assets..............................  42
      Financial Highlights.............................................  44
      Notes to Financial Statements....................................  48
      Report of Independent Registered Public Accounting Firm..........  64
   THE DFA INVESTMENT TRUST COMPANY
      Performance Charts...............................................  65
      Management's Discussion and Analysis.............................  66
      Disclosure of Fund Expenses......................................  67
      Disclosure of Portfolio Holdings.................................  68
      Summary Schedule of Portfolio Holdings
          The Tax-Managed U.S. Marketwide Value Series.................  70
      Statement of Assets and Liabilities..............................  72
      Statement of Operations..........................................  73
      Statement of Changes in Net Assets...............................  74
      Financial Highlights.............................................  75
      Notes to Financial Statements....................................  76
      Report of Independent Registered Public Accounting Firm..........  84
   FUND MANAGEMENT.....................................................  85
      Board of Directors or Trustees Table.............................  86
   VOTING PROXIES ON FUND PORTFOLIO SECURITIES.........................  93
   NOTICE TO SHAREHOLDERS..............................................  94

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS/SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
----------------------------------------------------------------

Investment Abbreviations
   P.L.C.                           Public Limited Company
   ADR                              American Depositary Receipt
   SA                               Special Assessment
   GDR                              Global Depositary Receipt

Investment Footnotes
   +                                See Note B to Financial Statements.
   ++                               Calculated as a percentage of total net assets.
                                    Percentages shown parenthetically next to the
                                    category headings have been calculated as a
                                    percentage of total investments. "Other
                                    Securities" are those securities that are not
                                    among the top 50 holdings in unaffiliated issuers
                                    of the Fund or do not represent more than 1.0% of
                                    the net assets of the Fund. Some of the
                                    individual securities within this category may
                                    include Total or Partial Securities on Loan
                                    and/or Non-Income Producing Securities.
   *                                Non-Income Producing Securities.
   @                                Security purchased with cash proceeds from
                                    Securities on Loan.
   (S)                              Affiliated Fund.
   #                                Total or Partial Securities on Loan.
   (double right angle quote)       Securities that have generally been fair value
                                    factored. See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)                              Computed using average shares outstanding.
   (B)                              Represents the combined ratios for the respective
                                    Portfolio and its respective pro-rata share of
                                    its Master Fund.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------

   --                               Amounts designated as -- are either zero or
                                    rounded to zero.
   SEC                              Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO VS.
RUSSELL 3000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

             Tax-Managed U.S. Marketwide       Russell 3000/R/
                  Value Portfolio               Value Index
             ---------------------------      ----------------
10/31/2009            $10,000                     $10,000
11/30/2009             10,465                      10,544
12/31/2009             10,843                      10,778
 1/31/2010             10,540                      10,474
 2/28/2010             11,025                      10,817
 3/31/2010             11,893                      11,537
 4/30/2010             12,353                      11,879
 5/31/2010             11,295                      10,900
 6/30/2010             10,431                      10,258
 7/31/2010             11,265                      10,955
 8/31/2010             10,526                      10,458
 9/30/2010             11,572                      11,294
10/31/2010             12,016                      11,640
11/30/2010             12,043                      11,607
12/31/2010             13,182                      12,527
 1/31/2011             13,506                      12,787
 2/28/2011             14,269                      13,274
 3/31/2011             14,357                      13,337
 4/30/2011             14,691                      13,681
 5/31/2011             14,463                      13,528
 6/30/2011             14,209                      13,246
 7/31/2011             13,601                      12,806
 8/31/2011             12,465                      11,980
 9/30/2011             11,198                      11,043
10/31/2011             12,755                      12,332
11/30/2011             12,658                      12,271
12/31/2011             12,777                      12,514
 1/31/2012             13,445                      13,016
 2/29/2012             14,157                      13,508
 3/31/2012             14,455                      13,910
 4/30/2012             14,187                      13,764
 5/31/2012             13,187                      12,954
 6/30/2012             13,879                      13,595
 7/31/2012             13,996                      13,715
 8/31/2012             14,525                      14,022
 9/30/2012             15,049                      14,471
10/31/2012             15,094                      14,392
11/30/2012             15,184                      14,390
12/31/2012             15,617                      14,710
 1/31/2013             16,653                      15,660
 2/28/2013             16,907                      15,881
 3/31/2013             17,746                      16,513
 4/30/2013             17,865                      16,742
 5/31/2013             18,447                      17,177
 6/30/2013             18,333                      17,032
 7/31/2013             19,448                      17,965
 8/31/2013             18,872                      17,275
 9/30/2013             19,559                      17,752
10/31/2013             20,485                      18,513
11/30/2013             21,328                      19,046
12/31/2013             21,912                      19,518
 1/31/2014             21,047                      18,820
 2/28/2014             21,820                      19,638
 3/31/2014             22,134                      20,089
 4/30/2014             22,189                      20,223
 5/31/2014             22,706                      20,506
 6/30/2014             23,292                      21,071
 7/31/2014             22,921                      20,638
 8/31/2014             23,764                      21,407
 9/30/2014             23,153                      20,887
10/31/2014             23,553                      21,431
11/30/2014             23,860                      21,827
12/31/2014             24,088                      21,997
 1/31/2015             22,882                      21,114
 2/28/2015             24,536                      22,133
 3/31/2015             24,297                      21,884
 4/30/2015             24,540                      22,035
 5/31/2015             24,915                      22,293
 6/30/2015             24,656                      21,884
 7/31/2015             24,722                      21,923
 8/31/2015             23,160                      20,635
 9/30/2015             22,429                      20,005
10/31/2015             24,197                      21,483
11/30/2015             24,244                      21,607
12/31/2015             23,427                      21,088
 1/31/2016             21,926                      19,973
 2/29/2016             21,878                      19,979
 3/31/2016             23,410                      21,435
 4/30/2016             23,992                      21,885
 5/31/2016             24,269                      22,230
 6/30/2016             24,246                      22,413
 7/31/2016             24,898                      23,105
 8/31/2016             25,157                      23,313
 9/30/2016             25,263                      23,282
10/31/2016             24,840                      22,890
11/30/2016             26,727                      24,328
12/31/2016             27,449                      24,968
 1/31/2017             27,776                      25,117
 2/28/2017             28,528                      25,976
 3/31/2017             28,289                      25,715
 4/30/2017             28,557                      25,678
 5/31/2017             28,448                      25,592
 6/30/2017             28,931                      26,046
 7/31/2017             29,371                      26,379
 8/31/2017             29,081                      26,046
 9/30/2017             30,145                      26,897
10/31/2017             30,406                      27,080
11/30/2017             31,519                      27,905
12/31/2017             32,118                      28,262
 1/31/2018             33,738                      29,300
 2/28/2018             32,024                      27,896
 3/31/2018             31,354                      27,465
 4/30/2018             31,500                      27,585
 5/31/2018             31,813                      27,857
 6/30/2018             31,780                      27,935
 7/31/2018             33,090                      28,994
 8/31/2018             33,718                      29,442
 9/30/2018             33,775                      29,441
10/31/2018             31,649                      27,834
11/30/2018             32,344                      28,638
12/31/2018             28,831                      25,838
 1/31/2019             31,516                      27,905
 2/28/2019             32,458                      28,810
 3/31/2019             32,222                      28,922
 4/30/2019             33,520                      29,952
 5/31/2019             31,089                      27,991            Past performance is not predictive
 6/30/2019             33,384                      29,985            of future performance.
 7/31/2019             33,815                      30,220
 8/31/2019             32,256                      29,278            The returns shown do not reflect
 9/30/2019             33,524                      30,352            the deduction of taxes that a
10/31/2019             34,390                      30,797            shareholder would pay on fund
                                                                     distributions or the redemption of
                                                                     fund shares.
AVERAGE ANNUAL
TOTAL RETURN      ONE YEAR      FIVE YEARS      TEN YEARS            Russell data copyright (C) Russell
--------------    --------      ----------      ---------            Investment Group 1995-2019, all
                   8.66%          7.86%          13.15%              rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX-MANAGED U.S. EQUITY PORTFOLIO VS.
RUSSELL 3000 (R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

                 Tax-Managed U.S. Equity         Russell 3000/R/
                        Portfolio                    Index
              ---------------------------      ----------------
10/31/2009               $10,000                    $10,000
11/30/2009                10,558                     10,568
12/31/2009                10,858                     10,869
 1/31/2010                10,463                     10,478
 2/28/2010                10,812                     10,833
 3/31/2010                11,487                     11,516
 4/30/2010                11,717                     11,764
 5/31/2010                10,795                     10,835
 6/30/2010                10,183                     10,212
 7/31/2010                10,896                     10,921
 8/31/2010                10,368                     10,407
 9/30/2010                11,354                     11,389
10/31/2010                11,810                     11,834
11/30/2010                11,884                     11,903
12/31/2010                12,682                     12,710
 1/31/2011                12,953                     12,987
 2/28/2011                13,421                     13,460
 3/31/2011                13,482                     13,521
 4/30/2011                13,885                     13,923
 5/31/2011                13,716                     13,764
 6/30/2011                13,488                     13,517
 7/31/2011                13,177                     13,208
 8/31/2011                12,387                     12,415
 9/30/2011                11,468                     11,452
10/31/2011                12,745                     12,770
11/30/2011                12,735                     12,735
12/31/2011                12,831                     12,840
 1/31/2012                13,450                     13,488
 2/29/2012                14,040                     14,058
 3/31/2012                14,459                     14,492
 4/30/2012                14,354                     14,397
 5/31/2012                13,457                     13,507
 6/30/2012                13,972                     14,036
 7/31/2012                14,126                     14,175
 8/31/2012                14,480                     14,529
 9/30/2012                14,871                     14,910
10/31/2012                14,602                     14,653
11/30/2012                14,717                     14,767
12/31/2012                14,883                     14,948
 1/31/2013                15,698                     15,768
 2/28/2013                15,902                     15,977
 3/31/2013                16,525                     16,603
 4/30/2013                16,778                     16,875
 5/31/2013                17,226                     17,273
 6/30/2013                17,015                     17,049
 7/31/2013                17,954                     17,983
 8/31/2013                17,446                     17,481
 9/30/2013                18,081                     18,131
10/31/2013                18,857                     18,901
11/30/2013                19,457                     19,450
12/31/2013                19,968                     19,963
 1/31/2014                19,286                     19,332
 2/28/2014                20,185                     20,249
 3/31/2014                20,312                     20,357
 4/30/2014                20,322                     20,381
 5/31/2014                20,768                     20,826
 6/30/2014                21,278                     21,348
 7/31/2014                20,860                     20,927
 8/31/2014                21,725                     21,805
 9/30/2014                21,315                     21,351
10/31/2014                21,854                     21,938
11/30/2014                22,383                     22,470
12/31/2014                22,362                     22,470
 1/31/2015                21,669                     21,844
 2/28/2015                22,995                     23,109
 3/31/2015                22,719                     22,874
 4/30/2015                22,880                     22,978
 5/31/2015                23,202                     23,295
 6/30/2015                22,819                     22,906
 7/31/2015                23,183                     23,289
 8/31/2015                21,787                     21,883
 9/30/2015                21,144                     21,245
10/31/2015                22,831                     22,923
11/30/2015                22,953                     23,050
12/31/2015                22,464                     22,577
 1/31/2016                21,237                     21,303
 2/29/2016                21,227                     21,296
 3/31/2016                22,668                     22,796
 4/30/2016                22,802                     22,937
 5/31/2016                23,202                     23,347
 6/30/2016                23,195                     23,395
 7/31/2016                24,092                     24,324
 8/31/2016                24,185                     24,386
 9/30/2016                24,221                     24,424
10/31/2016                23,755                     23,896
11/30/2016                24,853                     24,965
12/31/2016                25,312                     25,452
 1/31/2017                25,802                     25,931
 2/28/2017                26,749                     26,896
 3/31/2017                26,778                     26,914
 4/30/2017                27,060                     27,200
 5/31/2017                27,373                     27,478
 6/30/2017                27,581                     27,726
 7/31/2017                28,106                     28,249
 8/31/2017                28,137                     28,303
 9/30/2017                28,846                     28,993
10/31/2017                29,521                     29,626
11/30/2017                30,417                     30,526
12/31/2017                30,738                     30,831
 1/31/2018                32,475                     32,456
 2/28/2018                31,310                     31,259
 3/31/2018                30,590                     30,632
 4/30/2018                30,697                     30,748
 5/31/2018                31,524                     31,616
 6/30/2018                31,679                     31,823
 7/31/2018                32,787                     32,879
 8/31/2018                33,928                     34,034
 9/30/2018                34,028                     34,090
10/31/2018                31,493                     31,580
11/30/2018                32,081                     32,213
12/31/2018                29,082                     29,215
 1/31/2019                31,510                     31,722
 2/28/2019                32,643                     32,838
 3/31/2019                33,074                     33,317
 4/30/2019                34,471                     34,648
 5/31/2019                32,154                     32,406            Past performance is not predictive
 6/30/2019                34,469                     34,682            of future performance.
 7/31/2019                35,001                     35,197
 8/31/2019                34,218                     34,480            The returns shown do not reflect
 9/30/2019                34,844                     35,085            the deduction of taxes that a
10/31/2019                35,597                     35,840            shareholder would pay on fund
                                                                       distributions or the redemption of
                                                                       fund shares.
AVERAGE ANNUAL
TOTAL RETURN       ONE YEAR      FIVE YEARS      TEN YEARS             Russell data copyright (C) Russell
--------------     --------      ----------      ---------             Investment Group 1995-2019, all
                    13.03%         10.25%         13.54%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO VS.
RUSSELL 2000 (R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019


                                    [CHART]

             Tax-Managed U.S. Targeted          Russell 2000/R/
                  Value Portfolio                 Value Index
             ---------------------------        -----------------
10/31/2009            $10,000                       $10,000
11/30/2009             10,334                        10,318
12/31/2009             11,118                        11,100
 1/31/2010             10,843                        10,774
 2/28/2010             11,467                        11,274
 3/31/2010             12,396                        12,212
 4/30/2010             13,315                        13,066
 5/31/2010             12,181                        11,962
 6/30/2010             11,079                        10,918
 7/31/2010             11,945                        11,697
 8/31/2010             11,005                        10,818
 9/30/2010             12,305                        11,979
10/31/2010             12,843                        12,443
11/30/2010             13,341                        12,759
12/31/2010             14,501                        13,820
 1/31/2011             14,562                        13,827
 2/28/2011             15,386                        14,529
 3/31/2011             15,670                        14,731
 4/30/2011             15,947                        14,970
 5/31/2011             15,568                        14,702
 6/30/2011             15,259                        14,341
 7/31/2011             14,779                        13,867
 8/31/2011             13,292                        12,642
 9/30/2011             11,711                        11,261
10/31/2011             13,560                        12,884
11/30/2011             13,532                        12,858
12/31/2011             13,665                        13,059
 1/31/2012             14,542                        13,928
 2/29/2012             15,086                        14,135
 3/31/2012             15,394                        14,573
 4/30/2012             15,143                        14,362
 5/31/2012             14,034                        13,485
 6/30/2012             14,589                        14,135
 7/31/2012             14,534                        13,990
 8/31/2012             15,189                        14,422
 9/30/2012             15,681                        14,936
10/31/2012             15,647                        14,748
11/30/2012             15,947                        14,794
12/31/2012             16,519                        15,417
 1/31/2013             17,641                        16,336
 2/28/2013             17,959                        16,522
 3/31/2013             18,827                        17,210
 4/30/2013             18,679                        17,193
 5/31/2013             19,582                        17,707
 6/30/2013             19,445                        17,635
 7/31/2013             20,823                        18,768
 8/31/2013             20,053                        17,938
 9/30/2013             21,177                        18,974
10/31/2013             21,999                        19,591
11/30/2013             23,104                        20,355
12/31/2013             23,765                        20,739
 1/31/2014             22,605                        19,937
 2/28/2014             23,729                        20,849
 3/31/2014             24,052                        21,107
 4/30/2014             23,621                        20,564
 5/31/2014             23,950                        20,695
 6/30/2014             24,928                        21,610
 7/31/2014             23,706                        20,303
 8/31/2014             24,950                        21,186
 9/30/2014             23,524                        19,757
10/31/2014             24,440                        21,137
11/30/2014             24,411                        21,039
12/31/2014             24,764                        21,614
 1/31/2015             23,702                        20,714
 2/28/2015             25,376                        21,676
 3/31/2015             25,832                        22,042
 4/30/2015             25,464                        21,571
 5/31/2015             25,893                        21,750
 6/30/2015             25,923                        21,778
 7/31/2015             25,570                        21,177
 8/31/2015             24,488                        20,137
 9/30/2015             23,554                        19,440
10/31/2015             24,901                        20,529
11/30/2015             25,402                        21,112
12/31/2015             23,944                        19,999
 1/31/2016             22,307                        18,656
 2/29/2016             22,555                        18,783
 3/31/2016             24,302                        20,340
 4/30/2016             24,552                        20,771
 5/31/2016             24,817                        21,151
 6/30/2016             24,494                        21,216
 7/31/2016             25,616                        22,360
 8/31/2016             25,954                        22,916
 9/30/2016             26,170                        23,097
10/31/2016             25,450                        22,338
11/30/2016             28,709                        25,302
12/31/2016             29,651                        26,347
 1/31/2017             29,643                        26,159
 2/28/2017             29,952                        26,538
 3/31/2017             29,793                        26,313
 4/30/2017             29,827                        26,417
 5/31/2017             29,007                        25,594
 6/30/2017             29,922                        26,489
 7/31/2017             30,216                        26,657
 8/31/2017             29,520                        26,002
 9/30/2017             31,579                        27,843
10/31/2017             31,915                        27,879
11/30/2017             32,824                        28,686
12/31/2017             32,936                        28,412
 1/31/2018             33,699                        28,762
 2/28/2018             32,137                        27,324
 3/31/2018             32,365                        27,662
 4/30/2018             32,479                        28,142
 5/31/2018             33,991                        29,779
 6/30/2018             33,902                        29,959
 7/31/2018             34,624                        30,488
 8/31/2018             35,391                        31,214
 9/30/2018             34,379                        30,440
10/31/2018             31,067                        27,714
11/30/2018             31,446                        28,161
12/31/2018             27,586                        24,757
 1/31/2019             30,666                        27,465
 2/28/2019             31,892                        28,533
 3/31/2019             30,862                        27,710
 4/30/2019             32,360                        28,758
 5/31/2019             29,022                        26,409             Past performance is not predictive
 6/30/2019             31,323                        28,091             of future performance.
 7/31/2019             31,638                        28,136
 8/31/2019             29,412                        26,566             The returns shown do not reflect
 9/30/2019             31,146                        27,930             the deduction of taxes that a
10/31/2019             31,667                        28,607             shareholder would pay on fund
                                                                        distributions or the redemption of
                                                                        fund shares.
AVERAGE ANNUAL
TOTAL RETURN        ONE YEAR      FIVE YEARS      TEN YEARS             Russell data copyright (C) Russell
--------------      --------      ----------      ---------             Investment Group 1995-2019, all
                     1.93%          5.32%          12.22%               rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX-MANAGED U.S. SMALL CAP PORTFOLIO VS.
RUSSELL 2000 (R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                       [CHART]

                    Tax-Managed U.S. Small         Russell 2000/R/
                       Cap Portfolio                   Index
                 ---------------------------      ----------------
  10/31/2009             $10,000                      $10,000
  11/30/2009              10,234                       10,314
  12/31/2009              11,068                       11,144
   1/31/2010              10,705                       10,734
   2/28/2010              11,179                       11,217
   3/31/2010              12,074                       12,130
   4/30/2010              12,864                       12,817
   5/31/2010              11,864                       11,845
   6/30/2010              10,953                       10,927
   7/31/2010              11,731                       11,678
   8/31/2010              10,805                       10,813
   9/30/2010              12,147                       12,160
  10/31/2010              12,661                       12,658
  11/30/2010              13,205                       13,097
  12/31/2010              14,234                       14,137
   1/31/2011              14,221                       14,100
   2/28/2011              15,034                       14,874
   3/31/2011              15,501                       15,259
   4/30/2011              15,824                       15,662
   5/31/2011              15,495                       15,368
   6/30/2011              15,245                       15,014
   7/31/2011              14,767                       14,471
   8/31/2011              13,418                       13,212
   9/30/2011              11,926                       11,731
  10/31/2011              13,737                       13,507
  11/30/2011              13,687                       13,458
  12/31/2011              13,801                       13,547
   1/31/2012              14,733                       14,504
   2/29/2012              15,095                       14,851
   3/31/2012              15,526                       15,231
   4/30/2012              15,314                       14,996
   5/31/2012              14,326                       14,003
   6/30/2012              14,952                       14,702
   7/31/2012              14,846                       14,499
   8/31/2012              15,354                       14,982
   9/30/2012              15,885                       15,474
  10/31/2012              15,653                       15,139
  11/30/2012              15,822                       15,219
  12/31/2012              16,361                       15,761
   1/31/2013              17,351                       16,748
   2/28/2013              17,560                       16,933
   3/31/2013              18,379                       17,715
   4/30/2013              18,233                       17,649
   5/31/2013              19,153                       18,355
   6/30/2013              19,161                       18,261
   7/31/2013              20,591                       19,539
   8/31/2013              19,937                       18,918
   9/30/2013              21,201                       20,125
  10/31/2013              21,844                       20,631
  11/30/2013              22,977                       21,458
  12/31/2013              23,457                       21,880
   1/31/2014              22,448                       21,275
   2/28/2014              23,438                       22,277
   3/31/2014              23,598                       22,125
   4/30/2014              22,857                       21,267
   5/31/2014              22,972                       21,437
   6/30/2014              23,954                       22,578
   7/31/2014              22,539                       21,211
   8/31/2014              23,627                       22,263
   9/30/2014              22,366                       20,916
  10/31/2014              23,719                       22,295
  11/30/2014              23,745                       22,315
  12/31/2014              24,368                       22,951
   1/31/2015              23,325                       22,213
   2/28/2015              24,827                       23,532
   3/31/2015              25,293                       23,942
   4/30/2015              24,735                       23,331
   5/31/2015              25,149                       23,864
   6/30/2015              25,414                       24,042
   7/31/2015              25,012                       23,763
   8/31/2015              23,794                       22,270
   9/30/2015              22,914                       21,177
  10/31/2015              24,267                       22,370
  11/30/2015              24,900                       23,098
  12/31/2015              23,531                       21,938
   1/31/2016              22,049                       20,009
   2/29/2016              22,243                       20,008
   3/31/2016              23,889                       21,605
   4/30/2016              24,111                       21,944
   5/31/2016              24,409                       22,438
   6/30/2016              24,314                       22,424
   7/31/2016              25,483                       23,763
   8/31/2016              25,859                       24,183
   9/30/2016              25,992                       24,453
  10/31/2016              25,176                       23,290
  11/30/2016              28,273                       25,887
  12/31/2016              29,176                       26,613
   1/31/2017              29,083                       26,718
   2/28/2017              29,433                       27,233
   3/31/2017              29,354                       27,269
   4/30/2017              29,633                       27,568
   5/31/2017              28,911                       27,007
   6/30/2017              29,701                       27,941
   7/31/2017              29,938                       28,148
   8/31/2017              29,307                       27,790
   9/30/2017              31,407                       29,525
  10/31/2017              31,838                       29,776
  11/30/2017              32,793                       30,634
  12/31/2017              32,640                       30,511
   1/31/2018              33,388                       31,308
   2/28/2018              31,922                       30,096
   3/31/2018              32,191                       30,485
   4/30/2018              32,399                       30,749
   5/31/2018              34,097                       32,615
   6/30/2018              34,285                       32,849
   7/31/2018              35,058                       33,421
   8/31/2018              36,313                       34,862
   9/30/2018              35,353                       34,024
  10/31/2018              31,876                       30,328
  11/30/2018              32,271                       30,810
  12/31/2018              28,359                       27,150
   1/31/2019              31,238                       30,205
   2/28/2019              32,762                       31,775
   3/31/2019              31,753                       31,110
   4/30/2019              33,110                       32,167
   5/31/2019              30,202                       29,665            Past performance is not predictive
   6/30/2019              32,502                       31,762            of future performance.
   7/31/2019              32,772                       31,945
   8/31/2019              30,855                       30,367            The returns shown do not reflect
   9/30/2019              31,937                       30,999            the deduction of taxes that a
  10/31/2019              32,572                       31,816            shareholder would pay on fund
                                                                         distributions or the redemption of
                                                                         fund shares.
  AVERAGE ANNUAL
  TOTAL RETURN       ONE YEAR      FIVE YEARS      TEN YEARS             Russell data copyright (C) Russell
  --------------     --------      ----------      ---------             Investment Group 1995-2019, all
                      2.18%          6.55%          12.53%               rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
T.A. U.S. CORE EQUITY 2 PORTFOLIO VS.
RUSSELL 3000 (R) INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                   [CHART]

               T.A. U.S. Core Equity          Russell 3000/R/
                    2 Portfolio                   Index
             -------------------------       -----------------
10/31/2009           $10,000                     $10,000
11/30/2009            10,454                      10,568
12/31/2009            10,946                      10,869
 1/31/2010            10,593                      10,478
 2/28/2010            11,034                      10,833
 3/31/2010            11,822                      11,516
 4/30/2010            12,264                      11,764
 5/31/2010            11,277                      10,835
 6/30/2010            10,484                      10,212
 7/31/2010            11,268                      10,921
 8/31/2010            10,588                      10,407
 9/30/2010            11,704                      11,389
10/31/2010            12,149                      11,834
11/30/2010            12,357                      11,903
12/31/2010            13,318                      12,710
 1/31/2011            13,587                      12,987
 2/28/2011            14,199                      13,460
 3/31/2011            14,373                      13,521
 4/30/2011            14,716                      13,923
 5/31/2011            14,477                      13,764
 6/30/2011            14,192                      13,517
 7/31/2011            13,712                      13,208
 8/31/2011            12,677                      12,415
 9/30/2011            11,475                      11,452
10/31/2011            12,996                      12,770
11/30/2011            12,951                      12,735
12/31/2011            13,057                      12,840
 1/31/2012            13,769                      13,488
 2/29/2012            14,375                      14,058
 3/31/2012            14,720                      14,492
 4/30/2012            14,568                      14,397
 5/31/2012            13,566                      13,507
 6/30/2012            14,102                      14,036
 7/31/2012            14,163                      14,175
 8/31/2012            14,621                      14,529
 9/30/2012            15,060                      14,910
10/31/2012            14,922                      14,653
11/30/2012            15,075                      14,767
12/31/2012            15,399                      14,948
 1/31/2013            16,387                      15,768
 2/28/2013            16,573                      15,977
 3/31/2013            17,273                      16,603
 4/30/2013            17,412                      16,875
 5/31/2013            18,047                      17,273
 6/30/2013            17,883                      17,049
 7/31/2013            18,955                      17,983
 8/31/2013            18,365                      17,481
 9/30/2013            19,153                      18,131
10/31/2013            19,933                      18,901
11/30/2013            20,603                      19,450
12/31/2013            21,181                      19,963
 1/31/2014            20,406                      19,332
 2/28/2014            21,371                      20,249
 3/31/2014            21,601                      20,357
 4/30/2014            21,490                      20,381
 5/31/2014            21,887                      20,826
 6/30/2014            22,569                      21,348
 7/31/2014            21,933                      20,927
 8/31/2014            22,856                      21,805
 9/30/2014            22,124                      21,351
10/31/2014            22,699                      21,938
11/30/2014            23,098                      22,470
12/31/2014            23,206                      22,470
 1/31/2015            22,360                      21,844
 2/28/2015            23,809                      23,109
 3/31/2015            23,718                      22,874
 4/30/2015            23,767                      22,978
 5/31/2015            24,077                      23,295
 6/30/2015            23,775                      22,906
 7/31/2015            23,775                      23,289
 8/31/2015            22,431                      21,883
 9/30/2015            21,655                      21,245
10/31/2015            23,185                      22,923
11/30/2015            23,399                      23,050
12/31/2015            22,620                      22,577
 1/31/2016            21,246                      21,303
 2/29/2016            21,395                      21,296
 3/31/2016            22,921                      22,796
 4/30/2016            23,120                      22,937
 5/31/2016            23,486                      23,347
 6/30/2016            23,370                      23,395
 7/31/2016            24,322                      24,324
 8/31/2016            24,522                      24,386
 9/30/2016            24,562                      24,424
10/31/2016            24,009                      23,896
11/30/2016            25,768                      24,965
12/31/2016            26,308                      25,452
 1/31/2017            26,695                      25,931
 2/28/2017            27,453                      26,896
 3/31/2017            27,397                      26,914
 4/30/2017            27,616                      27,200
 5/31/2017            27,600                      27,478
 6/30/2017            28,008                      27,726
 7/31/2017            28,432                      28,249
 8/31/2017            28,228                      28,303
 9/30/2017            29,340                      28,993
10/31/2017            29,884                      29,626
11/30/2017            30,906                      30,526
12/31/2017            31,259                      30,831
 1/31/2018            32,674                      32,456
 2/28/2018            31,397                      31,259
 3/31/2018            30,974                      30,632
 4/30/2018            30,991                      30,748
 5/31/2018            31,837                      31,616
 6/30/2018            31,933                      31,823
 7/31/2018            32,973                      32,879
 8/31/2018            34,013                      34,034
 9/30/2018            33,844                      34,090
10/31/2018            31,095                      31,580
11/30/2018            31,634                      32,213
12/31/2018            28,311                      29,215
 1/31/2019            30,883                      31,722
 2/28/2019            32,081                      32,838
 3/31/2019            32,106                      33,317
 4/30/2019            33,538                      34,648
 5/31/2019            31,010                      32,406             Past performance is not predictive
 6/30/2019            33,368                      34,682             of future performance.
 7/31/2019            33,847                      35,197
 8/31/2019            32,711                      34,480             The returns shown do not reflect
 9/30/2019            33,586                      35,085             the deduction of taxes that a
10/31/2019            34,281                      35,840             shareholder would pay on fund
                                                                     distributions or the redemption of
                                                                     fund shares.
AVERAGE ANNUAL
TOTAL RETURN      ONE YEAR      FIVE YEARS      TEN YEARS            Russell data copyright (C) Russell
--------------    --------      ----------      ---------            Investment Group 1995-2019, all
                   10.25%         8.59%          13.11%              rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                          [CHART]

            Tax-Managed DFA International         MSCI World ex USA
                  Value Portfolio                Index (net dividends)
            -----------------------------        ---------------------
10/31/2009            $10,000                         $10,000
11/30/2009             10,297                          10,247
12/31/2009             10,425                          10,411
 1/31/2010              9,807                           9,923
 2/28/2010              9,836                           9,913
 3/31/2010             10,580                          10,551
 4/30/2010             10,401                          10,394
 5/31/2010              9,186                           9,247
 6/30/2010              9,030                           9,113
 7/31/2010             10,104                           9,955
 8/31/2010              9,620                           9,658
 9/30/2010             10,647                          10,584
10/31/2010             11,034                          10,961
11/30/2010             10,510                          10,497
12/31/2010             11,489                          11,342
 1/31/2011             11,977                          11,586
 2/28/2011             12,374                          12,016
 3/31/2011             12,046                          11,775
 4/30/2011             12,674                          12,417
 5/31/2011             12,192                          12,049
 6/30/2011             11,991                          11,877
 7/31/2011             11,609                          11,681
 8/31/2011             10,380                          10,694
 9/30/2011              9,256                           9,620
10/31/2011             10,172                          10,555
11/30/2011              9,851                          10,067
12/31/2011              9,569                           9,958
 1/31/2012             10,209                          10,495
 2/29/2012             10,770                          11,072
 3/31/2012             10,678                          10,990
 4/30/2012             10,283                          10,804
 5/31/2012              9,000                           9,572
 6/30/2012              9,640                          10,199
 7/31/2012              9,592                          10,326
 8/31/2012              9,987                          10,621
 9/30/2012             10,333                          10,943
10/31/2012             10,454                          11,020
11/30/2012             10,608                          11,252
12/31/2012             11,133                          11,592
 1/31/2013             11,679                          12,162
 2/28/2013             11,312                          12,041
 3/31/2013             11,332                          12,136
 4/30/2013             11,879                          12,689
 5/31/2013             11,715                          12,405
 6/30/2013             11,296                          11,940
 7/31/2013             12,051                          12,575
 8/31/2013             11,968                          12,413
 9/30/2013             12,884                          13,291
10/31/2013             13,317                          13,737
11/30/2013             13,367                          13,821
12/31/2013             13,654                          14,029
 1/31/2014             13,152                          13,463
 2/28/2014             13,889                          14,197
 3/31/2014             13,794                          14,134
 4/30/2014             13,998                          14,357
 5/31/2014             14,151                          14,579
 6/30/2014             14,327                          14,786
 7/31/2014             13,999                          14,522
 8/31/2014             13,990                          14,534
 9/30/2014             13,362                          13,937
10/31/2014             13,146                          13,715
11/30/2014             13,137                          13,884
12/31/2014             12,625                          13,422
 1/31/2015             12,538                          13,375
 2/28/2015             13,436                          14,174
 3/31/2015             13,143                          13,937
 4/30/2015             13,851                          14,540
 5/31/2015             13,851                          14,414
 6/30/2015             13,457                          14,005
 7/31/2015             13,324                          14,227
 8/31/2015             12,339                          13,190
 9/30/2015             11,474                          12,524
10/31/2015             12,366                          13,467
11/30/2015             12,205                          13,252
12/31/2015             11,814                          13,015
 1/31/2016             10,899                          12,119
 2/29/2016             10,539                          11,949
 3/31/2016             11,336                          12,761
 4/30/2016             11,895                          13,171
 5/31/2016             11,670                          13,022
 6/30/2016             11,240                          12,626
 7/31/2016             11,736                          13,248
 8/31/2016             12,048                          13,260
 9/30/2016             12,181                          13,421
10/31/2016             12,329                          13,160
11/30/2016             12,384                          12,949
12/31/2016             12,784                          13,372
 1/31/2017             13,340                          13,770
 2/28/2017             13,238                          13,929
 3/31/2017             13,535                          14,283
 4/30/2017             13,740                          14,586
 5/31/2017             13,973                          15,073
 6/30/2017             14,124                          15,087
 7/31/2017             14,776                          15,536
 8/31/2017             14,747                          15,532
 9/30/2017             15,284                          15,935
10/31/2017             15,550                          16,153
11/30/2017             15,692                          16,316
12/31/2017             16,101                          16,609
 1/31/2018             17,036                          17,383
 2/28/2018             16,082                          16,557
 3/31/2018             15,892                          16,271
 4/30/2018             16,294                          16,644
 5/31/2018             15,739                          16,329
 6/30/2018             15,376                          16,150
 7/31/2018             15,853                          16,546
 8/31/2018             15,308                          16,233
 9/30/2018             15,572                          16,360
10/31/2018             14,264                          15,060
11/30/2018             14,147                          15,047
12/31/2018             13,312                          14,269
 1/31/2019             14,354                          15,287
 2/28/2019             14,580                          15,680
 3/31/2019             14,433                          15,760
 4/30/2019             14,886                          16,206
 5/31/2019             13,791                          15,440
 6/30/2019             14,645                          16,357                Past performance is not predictive
 7/31/2019             14,183                          16,160                of future performance.
 8/31/2019             13,619                          15,763
 9/30/2019             14,291                          16,205                The returns shown do not reflect
10/31/2019             14,766                          16,729                the deduction of taxes that a
                                                                             shareholder would pay on fund
                                                                             distributions or the redemption of
AVERAGE ANNUAL                                                               fund shares.
TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
--------------       --------       ----------       ---------               MSCI data copyright MSCI 2019,
                      3.52%           2.35%            3.97%                 all rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO VS.
MSCI ALL COUNTRY WORLD EX USA INDEX (NET DIVIDENDS)
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

              T.A. World Ex U.S. Core       MSCI ALL Country World ex
                  Equity Portfolio          USA Index (net dividends)
            ---------------------------     -------------------------
10/31/2009          $10,000                          $10,000
11/30/2009           10,357                           10,287
12/31/2009           10,571                           10,504
 1/31/2010           10,053                            9,991
 2/28/2010           10,102                            9,991
 3/31/2010           10,878                           10,670
 4/30/2010           10,841                           10,576
 5/31/2010            9,629                            9,463
 6/30/2010            9,537                            9,342
 7/31/2010           10,512                           10,185
 8/31/2010           10,162                            9,906
 9/30/2010           11,289                           10,891
10/31/2010           11,678                           11,262
11/30/2010           11,239                           10,827
12/31/2010           12,217                           11,675
 1/31/2011           12,356                           11,790
 2/28/2011           12,609                           12,101
 3/31/2011           12,614                           12,073
 4/30/2011           13,246                           12,663
 5/31/2011           12,854                           12,298
 6/30/2011           12,631                           12,119
 7/31/2011           12,426                           11,954
 8/31/2011           11,289                           10,929
 9/30/2011            9,806                            9,713
10/31/2011           10,797                           10,737
11/30/2011           10,423                           10,189
12/31/2011           10,139                           10,075
 1/31/2012           11,009                           10,758
 2/29/2012           11,619                           11,363
 3/31/2012           11,515                           11,207
 4/30/2012           11,255                           11,030
 5/31/2012            9,956                            9,777
 6/30/2012           10,517                           10,354
 7/31/2012           10,504                           10,500
 8/31/2012           10,807                           10,720
 9/30/2012           11,246                           11,120
10/31/2012           11,326                           11,164
11/30/2012           11,524                           11,376
12/31/2012           12,108                           11,771
 1/31/2013           12,534                           12,249
 2/28/2013           12,414                           12,119
 3/31/2013           12,494                           12,144
 4/30/2013           12,895                           12,590
 5/31/2013           12,601                           12,299
 6/30/2013           12,072                           11,765
 7/31/2013           12,680                           12,281
 8/31/2013           12,504                           12,111
 9/30/2013           13,442                           12,953
10/31/2013           13,917                           13,428
11/30/2013           13,931                           13,451
12/31/2013           14,119                           13,570
 1/31/2014           13,544                           12,953
 2/28/2014           14,283                           13,604
 3/31/2014           14,345                           13,639
 4/30/2014           14,496                           13,819
 5/31/2014           14,702                           14,088
 6/30/2014           14,966                           14,325
 7/31/2014           14,688                           14,183
 8/31/2014           14,827                           14,261
 9/30/2014           14,022                           13,570
10/31/2014           13,882                           13,436
11/30/2014           13,840                           13,533
12/31/2014           13,417                           13,045
 1/31/2015           13,403                           13,026
 2/28/2015           14,148                           13,722
 3/31/2015           13,909                           13,501
 4/30/2015           14,725                           14,183
 5/31/2015           14,612                           13,961
 6/30/2015           14,224                           13,572
 7/31/2015           13,968                           13,534
 8/31/2015           13,029                           12,499
 9/30/2015           12,534                           11,920
10/31/2015           13,307                           12,807
11/30/2015           13,164                           12,543
12/31/2015           12,938                           12,307
 1/31/2016           12,147                           11,470
 2/29/2016           11,931                           11,338
 3/31/2016           12,986                           12,260
 4/30/2016           13,304                           12,583
 5/31/2016           13,116                           12,371
 6/30/2016           12,940                           12,181
 7/31/2016           13,613                           12,784
 8/31/2016           13,715                           12,865
 9/30/2016           13,961                           13,023
10/31/2016           13,770                           12,836
11/30/2016           13,477                           12,539
12/31/2016           13,735                           12,860
 1/31/2017           14,355                           13,315
 2/28/2017           14,621                           13,528
 3/31/2017           14,999                           13,871
 4/30/2017           15,354                           14,168
 5/31/2017           15,754                           14,627
 6/30/2017           15,890                           14,673
 7/31/2017           16,518                           15,214
 8/31/2017           16,667                           15,293
 9/30/2017           16,985                           15,577
10/31/2017           17,331                           15,870
11/30/2017           17,451                           15,999
12/31/2017           17,925                           16,357
 1/31/2018           18,937                           17,268
 2/28/2018           18,015                           16,453
 3/31/2018           17,881                           16,163
 4/30/2018           18,017                           16,421
 5/31/2018           17,699                           16,042
 6/30/2018           17,170                           15,741
 7/31/2018           17,522                           16,117
 8/31/2018           17,124                           15,780
 9/30/2018           17,105                           15,852
10/31/2018           15,565                           14,562
11/30/2018           15,704                           14,700
12/31/2018           14,901                           14,035
 1/31/2019           16,078                           15,095
 2/28/2019           16,326                           15,390
 3/31/2019           16,350                           15,482
 4/30/2019           16,785                           15,891
 5/31/2019           15,713                           15,038                Past performance is not predictive
 6/30/2019           16,622                           15,943                of future performance.
 7/31/2019           16,244                           15,750
 8/31/2019           15,756                           15,264                The returns shown do not reflect
 9/30/2019           16,253                           15,657                the deduction of taxes that a
10/31/2019           16,872                           16,203                shareholder would pay on fund
                                                                            distributions or the redemption of
AVERAGE ANNUAL                                                              fund shares.
TOTAL RETURN        ONE YEAR       FIVE YEARS       TEN YEARS
--------------      --------       ----------       ---------               MSCI data copyright MSCI 2019,
                     8.40%           3.98%            5.37%                 all rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

Russell 3000(R) Index................................................... 13.49%
Russell 1000(R) Index (large-cap stocks)................................ 14.15%
Russell Midcap(R) Index (mid-cap stocks)................................ 13.72%
Russell 2000(R) Index (small-cap stocks)................................  4.90%
Russell Microcap(R) Index (micro-cap stocks)............................ -3.27%
Dow Jones U.S. Select REIT lndex/SM/.................................... 20.72%

              TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

Russell 1000(R) Value Index (large-cap value stocks).................... 11.21%
Russell 1000(R) Growth Index (large-cap growth stocks).................. 17.10%
Russell 2000(R) Value Index (small-cap value stocks)....................  3.22%
Russell 2000(R) Growth Index (small-cap growth stocks)..................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

   The Tax-Managed U.S. Marketwide Value Portfolio invests in a broadly diversified group of U.S. low relative price (value) stocks by purchasing shares of The Tax-Managed U.S. Marketwide Value Series, a Master Fund managed by Dimensional that invests in such stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Master Fund held approximately 1,200 securities. Average cash exposure throughout the year was less than 1% of the Master Fund's assets.

   For the 12 months ended October 31, 2019, total returns were 8.66% for the Portfolio and 10.65% for the Russell 3000(R) Value Index, the Portfolio's benchmark. As a result of the Master Fund's diversified investment approach, the Portfolio's performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Master Fund's greater emphasis on value stocks detracted from performance relative to the benchmark. At the sector level, the Master Fund's exclusions of real estate investment trusts (REITs) and certain utilities had a negative impact on relative performance, as REITs and utilities generally outperformed in the U.S.

TAX-MANAGED U.S. EQUITY PORTFOLIO

   The Tax-Managed U.S. Equity Portfolio invests in a broadly diversified group of U.S. securities while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,100 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 13.03% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in the U.S.

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

   The Tax-Managed U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small-and mid-cap value stocks. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 1,500 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 1.93% for the Portfolio and 3.22% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusions of real estate investment trusts (REITs) and certain utilities detracted from performance relative to the benchmark, as REITs and utilities generally outperformed in the U.S. Conversely, with mid-caps outperforming small-caps for the period, the Portfolio's inclusion of mid-caps contributed positively to performance relative to the small-cap benchmark.

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

   The Tax-Managed U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The tax management strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 1,900 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 2.18% for the Portfolio and 4.90% for the Russell 2000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusion of stocks with the lowest profitability and highest relative price detracted from performance relative to the benchmark, as those stocks outperformed. The Portfolio's exclusion of real estate investment trusts (REITs) also detracted from relative performance, as REITs generally outperformed in the U.S.

T.A. U.S. CORE EQUITY 2 PORTFOLIO

   The T.A. U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market while considering federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 2,600 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 10.25% for the Portfolio and 13.49% for the Russell 3000(R) Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. The Portfolio's greater emphasis on small-cap stocks detracted from performance relative to the benchmark, as small-caps generally underperformed large-caps for the period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks also detracted from relative performance.

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                    12 MONTHS ENDED OCTOBER 31. 2019
                    --------------------------------

                                                   RETURN IN U.S. DOLLARS
                                                   ----------------------
MSCI World ex USA Index...........................         11.08%
MSCI World ex USA Mid Cap Index...................         10.71%
MSCI World ex USA Small Cap Index.................          8.61%
MSCI World ex USA Value Index.....................          5.95%
MSCI World ex USA Growth Index....................         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                          12 MONTHS ENDED OCTOBER 31. 2019
                          --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET
CAP                                                LOCAL RETURN RETURN IN U.S. DOLLARS
-----------------------------------------------    ------------ ----------------------
Japan.............................................     4.57%             9.16%
United Kingdom....................................     5.73%             7.08%
France............................................    14.29%            12.54%
Canada............................................    11.54%            11.45%
Switzerland.......................................    16.43%            18.69%
Germany...........................................     9.14%             7.46%
Australia.........................................    20.12%            16.76%
Netherlands.......................................    21.77%            20.09%
Honq Kong.........................................    15.60%            15.63%
Spain.............................................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                    12 MONTHS ENDED OCTOBER 31. 2019
                    --------------------------------

                                                   RETURN IN U.S. DOLLARS
                                                   ----------------------
MSCI Emerging Markets Index.......................         11.86%
MSCI Emerging Markets Mid Cap Index...............         11.08%
MSCI Emerging Markets Small Cap Index.............          9.69%
MSCI Emerging Markets Value Index.................          6.00%
MSCI Emerging Markets Growth Index................         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                          12 MONTHS ENDED OCTOBER 31. 2019
                          --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP         LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------         ------------ ----------------------
China.............................................    12.94%            12.90%
Korea.............................................     7.43%             5.22%
Taiwan............................................    20.39%            22.38%
India.............................................    12.67%            17.46%
Brazil............................................    22.35%            13.21%
South Africa......................................    10.59%             8.41%
Russia............................................    31.36%            34.30%
Thailand..........................................    -4.10%             5.28%
Mexico............................................     1.02%             6.71%
Saudi Arabia......................................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

   The Tax-Managed DFA International Value Portfolio invests in a broadly diversified group of developed ex U.S. large company value stocks. The tax-managed strategies employed by the Portfolio are designed to maximize the after-tax value of a shareholder's investment. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2019, the Portfolio held approximately 540 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 3.52% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Portfolio's focus on value stocks detracted from performance relative to the style-neutral benchmark.

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

   The T.A. World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price, and higher profitability, while considering potential federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 8,700 securities in 43 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 8.40% for the Portfolio and 11.27% for the MSCI All Country World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. and emerging equity markets rather than by the behavior of a limited number of stocks. With small-cap stocks underperforming large-cap stocks in developed ex U.S. and emerging markets for the period, the Portfolio's inclusion of and emphasis on small-caps had a negative impact on performance relative to the benchmark, which is composed primarily of large- and mid- cap stocks. The Portfolio's greater emphasis on low relative price (value) stocks also detracted from relative performance, as value stocks underperformed high relative price (growth) stocks in developed ex U.S. and emerging markets.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO (2)
-----------------------------------------------
Actual Fund Return................................ $1,000.00 $1,026.00    0.38%     $1.94
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.29    0.38%     $1.94

TAX-MANAGED U.S. EQUITY PORTFOLIO
---------------------------------
Actual Fund Return................................ $1,000.00 $1,032.70    0.22%     $1.13
Hypothetical 5% Annual Return..................... $1,000.00 $1,024.10    0.22%     $1.12

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
-----------------------------------------
Actual Fund Return................................ $1,000.00 $  978.60    0.45%     $2.24
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.94    0.45%     $2.29
TAX-MANAGED U.S. SMALL CAP PORTFOLIO
------------------------------------
Actual Fund Return................................ $1,000.00 $  983.80    0.50%     $2.50
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.69    0.50%     $2.55
T.A. U.S. CORE EQUITY 2 PORTFOLIO
---------------------------------
Actual Fund Return................................ $1,000.00 $1,022.20    0.25%     $1.27
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.95    0.25%     $1.28
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------
Actual Fund Return................................ $1,000.00 $  991.90    0.55%     $2.76
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.43    0.55%     $2.80
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
----------------------------------------
Actual Fund Return................................ $1,000.00 $1,005.20    0.38%     $1.92
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.29    0.38%     $1.94

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings, which reflect the investments by category.

FEEDER FUND

                                                   AFFILIATED INVESTMENT COMPANY
                                                   -----------------------------
Tax-Managed U.S. Marketwide Value Portfolio.......             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

           TAX-MANAGED U.S. EQUITY PORTFOLIO
Communication Services............................  10.1%
Consumer Discretionary............................  10.7%
Consumer Staples..................................   7.0%
Energy............................................   4.2%
Financials........................................  14.1%
Health Care.......................................  13.9%
Industrials.......................................  10.6%
Information Technology............................  22.9%
Materials.........................................   2.9%
Real Estate.......................................   0.1%
Utilities.........................................   3.5%
                                                    ----
                                                   100.0%

       TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
Communication Services............................   3.0%
Consumer Discretionary............................  13.6%
Consumer Staples..................................   4.1%
Energy............................................   6.0%
Financials........................................  29.7%
Health Care.......................................   4.4%
Industrials.......................................  21.3%
Information Technology............................  11.1%
Materials.........................................   6.3%
Real Estate.......................................   0.2%
Utilities.........................................   0.3%
                                                    ----
                                                   100.0%

          TAX-MANAGED U.S. SMALL CAP PORTFOLIO
Communication Services............................   3.5%
Consumer Discretionary............................  13.7%
Consumer Staples..................................   4.0%
Energy............................................   3.5%
Financials........................................  21.3%
Health Care.......................................   9.6%
Industrials.......................................  20.6%
Information Technology............................  14.4%
Materials.........................................   5.1%
Real Estate.......................................   0.4%
Utilities.........................................   3.9%
                                                    ----
                                                   100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


           T.A. U.S. CORE EQUITY 2 PORTFOLIO
Communication Services............................   7.5%
Consumer Discretionary............................  12.3%
Consumer Staples..................................   5.8%
Energy............................................   4.5%
Financials........................................  16.8%
Health Care.......................................  11.8%
Industrials.......................................  14.2%
Information Technology............................  20.5%
Materials.........................................   4.1%
Real Estate.......................................   0.3%
Utilities.........................................   2.2%
                                                    ----
                                                   100.0%

     TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
Communication Services............................   4.2%
Consumer Discretionary............................  15.9%
Consumer Staples..................................   3.7%
Energy............................................  12.4%
Financials........................................  29.4%
Health Care.......................................   5.8%
Industrials.......................................  10.2%
Information Technology............................   2.0%
Materials.........................................  12.4%
Real Estate.......................................   2.7%
Utilities.........................................  1.3%
                                                   -----
                                                   100.0%

        T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
Communication Services............................   6.2%
Consumer Discretionary............................  13.5%
Consumer Staples..................................   7.7%
Energy............................................   6.3%
Financials........................................  16.4%
Health Care.......................................   6.0%
Industrials.......................................  16.1%
Information Technology............................   9.3%
Materials.........................................  11.5%
Real Estate.......................................   3.6%
Utilities.........................................   3.4%
                                                   -----
                                                   100.0%

                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                       VALUE+
                                                       ------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The Tax-Managed U.S. Marketwide
  Value Series of The DFA Investment
    Trust Company................................. $5,360,545,940
                                                   --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT
  COMPANIES....................................... $5,360,545,940
                                                   ==============

Summary of the Portfolio's Master Fund's investments as of October 31, 2019, based on their valuation inputs, is located in this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                PERCENTAGE
                                                        SHARES      VALUE+    OF NET ASSETS++
                                                       --------- ------------ ---------------
COMMON STOCKS -- (97.8%)
COMMUNICATION SERVICES -- (9.9%)
*   Alphabet, Inc., Class A...........................    41,495 $ 52,233,906       1.3%
*   Alphabet, Inc., Class C...........................    43,652   55,006,322       1.4%
    AT&T, Inc......................................... 1,125,125   43,306,061       1.1%
    Comcast Corp., Class A............................   632,859   28,364,740       0.7%
*   Facebook, Inc., Class A...........................   333,191   63,856,055       1.6%
*   Netflix, Inc......................................    59,889   17,212,697       0.4%
    Verizon Communications, Inc.......................   572,491   34,618,531       0.9%
    Walt Disney Co. (The).............................   272,217   35,366,433       0.9%
    Other Securities..................................             74,477,484       1.8%
                                                                 ------------      ----
TOTAL COMMUNICATION SERVICES..........................            404,442,229      10.1%
                                                                 ------------      ----
CONSUMER DISCRETIONARY -- (10.4%)
*   Amazon.com, Inc...................................    57,607  102,348,053       2.6%
    Home Depot, Inc. (The)............................   157,337   36,908,113       0.9%
    McDonald's Corp...................................   107,945   21,232,781       0.5%
    Other Securities..................................            266,396,987       6.6%
                                                                 ------------      ----
TOTAL CONSUMER DISCRETIONARY..........................            426,885,934      10.6%
                                                                 ------------      ----
CONSUMER STAPLES -- (6.9%)
    Coca-Cola Co. (The)...............................   560,631   30,515,145       0.8%
    Costco Wholesale Corp.............................    61,197   18,182,241       0.5%
    PepsiCo, Inc......................................   194,139   26,630,047       0.7%
    Philip Morris International, Inc..................   217,539   17,716,376       0.4%
    Procter & Gamble Co. (The)........................   347,358   43,249,545       1.1%
    Walmart, Inc......................................   201,176   23,589,898       0.6%
    Other Securities..................................            121,284,828       2.9%
                                                                 ------------      ----
TOTAL CONSUMER STAPLES................................            281,168,080       7.0%
                                                                 ------------      ----
ENERGY -- (4.1%)
    Chevron Corp......................................   267,765   31,098,227       0.8%
    Exxon Mobil Corp..................................   593,816   40,124,147       1.0%
    Other Securities..................................             94,619,267       2.3%
                                                                 ------------      ----
TOTAL ENERGY..........................................            165,841,641       4.1%
                                                                 ------------      ----
FINANCIALS -- (13.8%)
    Bank of America Corp.............................. 1,304,159   40,781,052       1.0%
*   Berkshire Hathaway, Inc., Class B.................   272,020   57,826,012       1.5%
    Citigroup, Inc....................................   331,672   23,833,950       0.6%
    JPMorgan Chase & Co...............................   467,565   58,408,220       1.5%
    Wells Fargo & Co..................................   600,053   30,980,736       0.8%
    Other Securities..................................            352,852,971       8.7%
                                                                 ------------      ----
TOTAL FINANCIALS......................................            564,682,941      14.1%
                                                                 ------------      ----
HEALTH CARE -- (13.6%)
    Abbott Laboratories...............................   267,288   22,347,950       0.6%
    AbbVie, Inc.......................................   214,945   17,098,875       0.4%
    Amgen, Inc........................................    84,121   17,938,803       0.5%
    Johnson & Johnson.................................   371,427   49,043,221       1.2%
    Medtronic P.L.C...................................   186,734   20,335,333       0.5%
    Merck & Co., Inc..................................   362,748   31,435,742       0.8%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                          SHARES       VALUE+     OF NET ASSETS++
                                                         --------- -------------- ---------------
HEALTH CARE -- (Continued)
      Pfizer, Inc.......................................   808,701 $   31,029,857        0.8%
      Thermo Fisher Scientific, Inc.....................    55,766     16,840,217        0.4%
      UnitedHealth Group, Inc...........................   133,634     33,769,312        0.9%
      Other Securities..................................              315,328,983        7.7%
                                                                   --------------      -----
TOTAL HEALTH CARE.......................................              555,168,293       13.8%
                                                                   --------------      -----
INDUSTRIALS -- (10.3%)
      Boeing Co. (The)..................................    75,794     25,763,139        0.7%
      Honeywell International, Inc......................   102,523     17,708,798        0.5%
      Union Pacific Corp................................   100,453     16,620,953        0.4%
      United Technologies Corp..........................   117,330     16,846,241        0.4%
      Other Securities..................................              346,505,246        8.6%
                                                                   --------------      -----
TOTAL INDUSTRIALS.......................................              423,444,377       10.6%
                                                                   --------------      -----
INFORMATION TECHNOLOGY -- (22.4%)
      Accenture P.L.C., Class A.........................    88,816     16,468,263        0.4%
*     Adobe, Inc........................................    70,812     19,680,779        0.5%
      Apple, Inc........................................   663,945    165,162,958        4.1%
      Broadcom, Inc.....................................    55,985     16,395,207        0.4%
      Cisco Systems, Inc................................   637,693     30,296,794        0.8%
      Intel Corp........................................   636,880     36,002,826        0.9%
      Mastercard, Inc., Class A.........................   126,861     35,116,393        0.9%
      Microsoft Corp.................................... 1,018,029    145,954,818        3.7%
      NVIDIA Corp.......................................    80,623     16,206,835        0.4%
      Oracle Corp.......................................   321,161     17,500,063        0.5%
*     PayPal Holdings, Inc..............................   155,771     16,215,761        0.4%
*     salesforce.com, Inc...............................   111,967     17,521,716        0.5%
      Visa, Inc., Class A...............................   244,606     43,750,229        1.1%
      Other Securities..................................              340,427,018        8.3%
                                                                   --------------      -----
TOTAL INFORMATION TECHNOLOGY............................              916,699,660       22.9%
                                                                   --------------      -----
MATERIALS -- (2.8%)
      Other Securities..................................              115,175,971        2.9%
                                                                   --------------      -----
REAL ESTATE -- (0.1%)
      Other Securities..................................                5,122,536        0.1%
                                                                   --------------      -----
UTILITIES -- (3.5%)
      Other Securities..................................              141,140,408        3.5%
                                                                   --------------      -----
TOTAL COMMON STOCKS
   (Cost $1,873,856,742)................................            3,999,772,070       99.7%
                                                                   --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money
        Market Fund, 1.752%............................. 9,930,805      9,930,805        0.3%
                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (2.0%)
@(S)  The DFA Short Term Investment Fund................ 7,084,066     81,969,726        2.0%
                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
   (Cost $1,965,745,942)................................           $4,091,672,601      102.0%
                                                                   ==============      =====

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -------------------------------------------------
                                                      LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                                   -------------- ----------- ------- --------------
Common Stocks
   Communication Services......................... $  404,442,229          --   --    $  404,442,229
   Consumer Discretionary.........................    426,885,577 $       357   --       426,885,934
   Consumer Staples...............................    281,168,080          --   --       281,168,080
   Energy.........................................    165,841,641          --   --       165,841,641
   Financials.....................................    564,680,248       2,693   --       564,682,941
   Health Care....................................    555,168,293          --   --       555,168,293
   Industrials....................................    423,444,377          --   --       423,444,377
   Information Technology.........................    916,699,660          --   --       916,699,660
   Materials......................................    115,175,971          --   --       115,175,971
   Real Estate....................................      5,122,536          --   --         5,122,536
   Utilities......................................    141,140,408          --   --       141,140,408
Temporary Cash Investments........................      9,930,805          --   --         9,930,805
Securities Lending Collateral.....................             --  81,969,726   --        81,969,726
                                                   -------------- -----------   --    --------------
TOTAL............................................. $4,009,699,825 $81,972,776   --    $4,091,672,601
                                                   ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
COMMON STOCKS -- (92.2%)
COMMUNICATION SERVICES -- (2.8%)
    News Corp., Class A............................... 1,142,424 $   15,662,633       0.3%
    Other Securities..................................              126,117,102       2.7%
                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES..........................              141,779,735       3.0%
                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (12.6%)
    Aaron's, Inc......................................   241,866     18,123,019       0.4%
    Kohl's Corp.......................................   287,863     14,755,857       0.3%
#   Macy's, Inc....................................... 1,015,079     15,388,598       0.3%
#   Marriott Vacations Worldwide Corp.................   166,493     18,302,575       0.4%
    PulteGroup, Inc...................................   692,549     27,175,623       0.6%
    Toll Brothers, Inc................................   777,321     30,914,056       0.7%
    Other Securities..................................              519,080,972      10.9%
                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY..........................              643,740,700      13.6%
                                                                 --------------      ----
CONSUMER STAPLES -- (3.8%)
    Bunge, Ltd........................................   304,067     16,419,618       0.3%
*   Post Holdings, Inc................................   247,824     25,501,090       0.5%
    Other Securities..................................              152,333,623       3.3%
                                                                 --------------      ----
TOTAL CONSUMER STAPLES................................              194,254,331       4.1%
                                                                 --------------      ----
ENERGY -- (5.5%)
    HollyFrontier Corp................................   486,689     26,738,694       0.6%
    Other Securities..................................              255,003,958       5.3%
                                                                 --------------      ----
TOTAL ENERGY..........................................              281,742,652       5.9%
                                                                 --------------      ----
FINANCIALS -- (27.4%)
    American Financial Group, Inc.....................   164,446     17,108,962       0.4%
    Assurant, Inc.....................................   119,360     15,047,715       0.3%
    Assured Guaranty, Ltd.............................   491,931     23,081,403       0.5%
*   Athene Holding, Ltd., Class A.....................   345,170     14,963,120       0.3%
#   CNO Financial Group, Inc.......................... 1,201,584     18,804,790       0.4%
    First American Financial Corp.....................   291,331     17,998,429       0.4%
    Kemper Corp.......................................   215,521     15,491,649       0.3%
#   New York Community Bancorp, Inc................... 1,634,591     19,042,985       0.4%
    Old Republic International Corp...................   806,796     18,023,823       0.4%
    PacWest Bancorp...................................   412,876     15,272,283       0.3%
#   People's United Financial, Inc.................... 1,564,607     25,299,695       0.5%
    Popular, Inc......................................   353,844     19,270,344       0.4%
#   Prosperity Bancshares, Inc........................   248,525     17,153,196       0.4%
    Reinsurance Group of America, Inc.................   170,010     27,621,525       0.6%
    RenaissanceRe Holdings, Ltd.......................    93,361     17,475,312       0.4%
#   Santander Consumer USA Holdings, Inc..............   643,133     16,129,776       0.3%
    TCF Financial Corp................................   449,286     17,787,233       0.4%
    Unum Group........................................   656,140     18,070,096       0.4%
    Voya Financial, Inc...............................   376,240     20,301,910       0.4%
#   Zions Bancorp NA..................................   374,079     18,131,609       0.4%
    Other Securities..................................            1,035,476,118      21.8%
                                                                 --------------      ----
TOTAL FINANCIALS......................................            1,407,551,973      29.7%
                                                                 --------------      ----

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
HEALTH CARE -- (4.1%)
    Perrigo Co. P.L.C.................................   444,809 $   23,583,773       0.5%
    Other Securities..................................              186,656,246       3.9%
                                                                 --------------      ----
TOTAL HEALTH CARE.....................................              210,240,019       4.4%
                                                                 --------------      ----
INDUSTRIALS -- (19.6%)
*   AECOM.............................................   544,116     21,770,081       0.5%
    AGCO Corp.........................................   273,209     20,952,398       0.4%
    Air Lease Corp....................................   382,287     16,812,982       0.4%
    AMERCO............................................    44,690     18,101,238       0.4%
#   GATX Corp.........................................   197,842     15,738,331       0.3%
*   Genesee & Wyoming, Inc., Class A..................   209,615     23,273,553       0.5%
*   JetBlue Airways Corp.............................. 1,038,540     20,043,822       0.4%
#   Knight-Swift Transportation Holdings, Inc.........   477,762     17,419,203       0.4%
    Owens Corning.....................................   335,482     20,558,337       0.4%
    Quanta Services, Inc..............................   632,156     26,582,160       0.6%
    Other Securities..................................              805,387,172      16.9%
                                                                 --------------      ----
TOTAL INDUSTRIALS.....................................            1,006,639,277      21.2%
                                                                 --------------      ----
INFORMATION TECHNOLOGY -- (10.2%)
*   Arrow Electronics, Inc............................   378,565     30,012,633       0.6%
    Avnet, Inc........................................   398,050     15,746,858       0.3%
*   CACI International, Inc., Class A.................   113,624     25,423,370       0.5%
    Jabil, Inc........................................   540,808     19,912,551       0.4%
    MKS Instruments, Inc..............................   172,747     18,694,680       0.4%
    SYNNEX Corp.......................................   210,135     24,741,295       0.5%
*   Tech Data Corp....................................   202,316     24,581,394       0.5%
*   Xerox Holdings Corp...............................   475,398     16,130,254       0.4%
    Other Securities..................................              349,901,184       7.5%
                                                                 --------------      ----
TOTAL INFORMATION TECHNOLOGY..........................              525,144,219      11.1%
                                                                 --------------      ----
MATERIALS -- (5.8%)
    Reliance Steel & Aluminum Co......................   288,850     33,518,154       0.7%
    Other Securities..................................              266,228,413       5.6%
                                                                 --------------      ----
TOTAL MATERIALS.......................................              299,746,567       6.3%
                                                                 --------------      ----
REAL ESTATE -- (0.2%)
    Other Securities..................................                9,327,937       0.2%
                                                                 --------------      ----
UTILITIES -- (0.2%)
    Other Securities..................................               12,462,499       0.3%
                                                                 --------------      ----
TOTAL COMMON STOCKS...................................            4,732,629,909      99.8%
                                                                 --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security....................................                  444,383       0.0%
                                                                 --------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $3,116,649,599).........................................  4,733,074,292
                                                                 --------------

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                           SHARES       VALUE+     OF NET ASSETS++
                                                         ---------- -------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
   State Street Institutional U.S. Government
     Money Market Fund, 1.752%.......................     9,251,398 $    9,251,398        0.2%
                                                                    --------------      -----
SECURITIES LENDING COLLATERAL -- (7.6%)
@(S)  The DFA Short Term Investment Fund................ 33,595,765    388,736,602        8.2%
                                                                    --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $3,514,594,702)...............................              $5,131,062,292      108.2%
                                                                    ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------------
                                                      LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                                   -------------- ------------ ------- --------------
Common Stocks
   Communication Services......................... $  141,779,735           --   --    $  141,779,735
   Consumer Discretionary.........................    643,730,366 $     10,334   --       643,740,700
   Consumer Staples...............................    194,254,331           --   --       194,254,331
   Energy.........................................    281,742,652           --   --       281,742,652
   Financials.....................................  1,407,439,814      112,159   --     1,407,551,973
   Health Care....................................    210,240,019           --   --       210,240,019
   Industrials....................................  1,006,639,277           --   --     1,006,639,277
   Information Technology.........................    525,139,280        4,939   --       525,144,219
   Materials......................................    299,746,567           --   --       299,746,567
   Real Estate....................................      9,327,937           --   --         9,327,937
   Utilities......................................     12,462,499           --   --        12,462,499
Preferred Stocks
   Communication Services.........................        444,383           --   --           444,383
Temporary Cash Investments........................      9,251,398           --   --         9,251,398
Securities Lending Collateral.....................             --  388,736,602   --       388,736,602
                                                   -------------- ------------   --    --------------
TOTAL............................................. $4,742,198,258 $388,864,034   --    $5,131,062,292
                                                   ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                   PERCENTAGE
                                           SHARES      VALUE+    OF NET ASSETS++
                                          --------- ------------ ---------------
COMMON STOCKS -- (90.6%)
COMMUNICATION SERVICES -- (3.1%)
#.. New York Times Co. (The), Class A....   213,321 $  6,591,619       0.2%
#   Nexstar Media Group, Inc., Class A...    73,168    7,118,515       0.2%
*   Zynga, Inc., Class A................. 1,611,163    9,940,876       0.3%
    Other Securities.....................             84,168,822       2.7%
                                                    ------------      ----
TOTAL COMMUNICATION SERVICES.............            107,819,832       3.4%
                                                    ------------      ----
CONSUMER DISCRETIONARY -- (12.4%)
    Aaron's, Inc.........................   116,009    8,692,554       0.3%
    Churchill Downs, Inc.................    64,854    8,430,371       0.3%
*   Crocs, Inc...........................   238,173    8,333,673       0.3%
*   Helen of Troy, Ltd...................    49,830    7,462,541       0.2%
#   Lithia Motors, Inc., Class A.........    51,735    8,147,228       0.3%
*   Murphy USA, Inc......................    58,705    6,923,081       0.2%
    Steven Madden, Ltd...................   165,451    6,813,272       0.2%
*   TopBuild Corp........................    64,007    6,652,248       0.2%
    Wendy's Co. (The)....................   362,549    7,678,788       0.3%
    Other Securities.....................            357,122,944      11.4%
                                                    ------------      ----
TOTAL CONSUMER DISCRETIONARY.............            426,256,700      13.7%
                                                    ------------      ----
CONSUMER STAPLES -- (3.6%)
    Sanderson Farms, Inc.................    46,425    7,187,054       0.2%
    Other Securities.....................            116,171,775       3.7%
                                                    ------------      ----
TOTAL CONSUMER STAPLES...................            123,358,829       3.9%
                                                    ------------      ----
ENERGY -- (3.2%)
    PBF Energy, Inc., Class A............   218,320    7,047,370       0.2%
    Other Securities.....................            102,679,573       3.3%
                                                    ------------      ----
TOTAL ENERGY.............................            109,726,943       3.5%
                                                    ------------      ----
FINANCIALS -- (19.4%)
    Cathay General Bancorp...............   206,467    7,344,031       0.2%
    Community Bank System, Inc...........    93,818    6,358,984       0.2%
    FirstCash, Inc.......................    83,455    7,042,767       0.2%
    Hanover Insurance Group, Inc. (The)..    50,699    6,677,565       0.2%
    Primerica, Inc.......................    56,551    7,135,605       0.2%
    Radian Group, Inc....................   324,032    8,133,203       0.3%
#   RLI Corp.............................    70,858    6,895,901       0.2%
    Selective Insurance Group, Inc.......    96,545    6,673,190       0.2%
    TCF Financial Corp...................   274,694   10,875,135       0.4%
#   United Bankshares, Inc...............   162,418    6,422,008       0.2%
    Washington Federal, Inc..............   193,136    7,041,739       0.2%
    Other Securities.....................            583,852,549      18.8%
                                                    ------------      ----
TOTAL FINANCIALS.........................            664,452,677      21.3%
                                                    ------------      ----
HEALTH CARE -- (8.7%)
*   Amedisys, Inc........................    68,500    8,803,620       0.3%
*   LHC Group, Inc.......................    68,923    7,648,385       0.3%
*   Omnicell, Inc........................    93,919    6,610,958       0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                              SHARES      VALUE+     OF NET ASSETS++
                                              ------- -------------- ---------------
HEALTH CARE -- (Continued)
    Other Securities.........................         $  275,288,170       8.8%
                                                      --------------      ----
TOTAL HEALTH CARE............................            298,351,133       9.6%
                                                      --------------      ----
INDUSTRIALS -- (18.7%)
*   ASGN, Inc................................ 101,799      6,473,398       0.2%
    EMCOR Group, Inc.........................  88,383      7,752,073       0.3%
*   FTI Consulting, Inc......................  76,280      8,304,604       0.3%
*   Generac Holdings, Inc....................  75,685      7,309,657       0.2%
    John Bean Technologies Corp..............  62,171      6,389,314       0.2%
*   Kirby Corp...............................  79,565      6,298,365       0.2%
#*  MasTec, Inc.............................. 126,820      7,982,051       0.3%
    Regal Beloit Corp........................  84,944      6,290,103       0.2%
    Simpson Manufacturing Co., Inc...........  87,482      7,229,512       0.2%
    Tetra Tech, Inc.......................... 107,483      9,401,538       0.3%
    Other Securities.........................            567,478,120      18.2%
                                                      --------------      ----
TOTAL INDUSTRIALS............................            640,908,735      20.6%
                                                      --------------      ----
INFORMATION TECHNOLOGY -- (13.1%)
    Cabot Microelectronics Corp..............  44,906      6,786,195       0.2%
*   CACI International, Inc., Class A........  47,362     10,597,248       0.3%
*   Cirrus Logic, Inc........................ 125,945      8,559,222       0.3%
*   Cree, Inc................................ 145,997      6,968,437       0.2%
*   Fair Isaac Corp..........................  26,280      7,990,171       0.3%
*   Manhattan Associates, Inc................ 114,370      8,572,032       0.3%
    Science Applications International Corp..  82,169      6,788,803       0.2%
    SYNNEX Corp..............................  73,232      8,622,336       0.3%
*   Tech Data Corp...........................  67,381      8,186,792       0.3%
    Other Securities.........................            375,518,854      12.0%
                                                      --------------      ----
TOTAL INFORMATION TECHNOLOGY.................            448,590,090      14.4%
                                                      --------------      ----
MATERIALS -- (4.6%)
    Other Securities.........................            158,129,988       5.1%
                                                      --------------      ----
REAL ESTATE -- (0.3%)
    Other Securities.........................             11,967,004       0.4%
                                                      --------------      ----
UTILITIES -- (3.5%)
    New Jersey Resources Corp................ 145,601      6,348,204       0.2%
    PNM Resources, Inc....................... 135,652      7,074,252       0.2%
    Other Securities.........................            106,974,631       3.5%
                                                      --------------      ----
TOTAL UTILITIES..............................            120,397,087       3.9%
                                                      --------------      ----
TOTAL COMMON STOCKS..........................          3,109,959,018      99.8%
                                                      --------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security...........................                291,045       0.0%
                                                      --------------      ----

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                                       SHARES       VALUE+     OF NET ASSETS++
                                                                     ---------- -------------- ---------------
RIGHTS/WARRANTS -- (0.0%)
      Other Security................................................            $          310        0.0%
                                                                                --------------      -----
TOTAL INVESTMENT SECURITIES
  (Cost $1,853,747,822).............................................             3,110,250,373
                                                                                --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money Market Fund,
      1.752%........................................................ 11,826,886     11,826,886        0.4%
                                                                                --------------      -----
SECURITIES LENDING COLLATERAL -- (9.1%)
@(S). The DFA Short Term Investment Fund............................ 26,960,645    311,961,619       10.0%
                                                                                --------------      -----
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,177,500,362).............................................            $3,434,038,878      110.2%
                                                                                ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------------
                                                      LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                                   -------------- ------------ ------- --------------
Common Stocks
   Communication Services......................... $  107,819,832           --   --    $  107,819,832
   Consumer Discretionary.........................    426,250,584 $      6,116   --       426,256,700
   Consumer Staples...............................    123,358,829           --   --       123,358,829
   Energy.........................................    109,726,943           --   --       109,726,943
   Financials.....................................    664,373,343       79,334   --       664,452,677
   Health Care....................................    298,351,133           --   --       298,351,133
   Industrials....................................    640,908,735           --   --       640,908,735
   Information Technology.........................    448,583,288        6,802   --       448,590,090
   Materials......................................    158,129,988           --   --       158,129,988
   Real Estate....................................     11,967,004           --   --        11,967,004
   Utilities......................................    120,397,087           --   --       120,397,087
Preferred Stocks
   Communication Services.........................        291,045           --   --           291,045
Rights/Warrants
   Consumer Discretionary.........................             --          310   --               310
Temporary Cash Investments........................     11,826,886           --   --        11,826,886
Securities Lending Collateral.....................             --  311,961,619   --       311,961,619
                                                   -------------- ------------   --    --------------
TOTAL............................................. $3,121,984,697 $312,054,181   --    $3,434,038,878
                                                   ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
COMMON STOCKS -- (96.2%)
COMMUNICATION SERVICES -- (7.2%)
*   Alphabet, Inc., Class A...........................    34,928 $   43,967,366       0.4%
*   Alphabet, Inc., Class C...........................    36,723     46,275,020       0.5%
    AT&T, Inc......................................... 2,668,735    102,719,610       1.0%
*   Charter Communications, Inc., Class A.............    65,861     30,813,727       0.3%
    Comcast Corp., Class A............................ 1,682,811     75,423,589       0.8%
*   Facebook, Inc., Class A...........................   392,789     75,278,012       0.8%
    Verizon Communications, Inc....................... 1,350,787     81,682,090       0.8%
    Walt Disney Co. (The).............................   279,758     36,346,159       0.4%
    Other Securities..................................              259,430,262       2.4%
                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES..........................              751,935,835       7.4%
                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (11.8%)
*   Amazon.com, Inc...................................   114,632    203,662,089       2.0%
    Dollar General Corp...............................   156,481     25,090,164       0.3%
    Home Depot, Inc. (The)............................   134,690     31,595,580       0.3%
    Lowe's Cos., Inc..................................   216,161     24,125,729       0.2%
    Other Securities..................................              955,946,368       9.5%
                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY..........................            1,240,419,930      12.3%
                                                                 --------------      ----
CONSUMER STAPLES -- (5.6%)
    Coca-Cola Co. (The)...............................   760,646     41,401,962       0.4%
    Costco Wholesale Corp.............................    86,073     25,573,149       0.3%
    PepsiCo, Inc......................................   337,953     46,357,013       0.5%
    Procter & Gamble Co. (The)........................   458,732     57,116,721       0.6%
    Walmart, Inc......................................   373,710     43,821,235       0.4%
    Other Securities..................................              375,910,490       3.6%
                                                                 --------------      ----
TOTAL CONSUMER STAPLES................................              590,180,570       5.8%
                                                                 --------------      ----
ENERGY -- (4.3%)
    Chevron Corp......................................   543,129     63,079,002       0.6%
    Exxon Mobil Corp.................................. 1,161,906     78,509,988       0.8%
    Other Securities..................................              310,873,856       3.1%
                                                                 --------------      ----
TOTAL ENERGY..........................................              452,462,846       4.5%
                                                                 --------------      ----
FINANCIALS -- (16.2%)
    American Express Co...............................   272,571     31,967,127       0.3%
    Bank of America Corp.............................. 1,845,418     57,706,221       0.6%
*   Berkshire Hathaway, Inc., Class B.................   371,483     78,969,856       0.8%
    Citigroup, Inc....................................   485,466     34,885,587       0.4%
    JPMorgan Chase & Co...............................   944,852    118,030,912       1.2%
    Wells Fargo & Co.................................. 1,245,689     64,314,923       0.7%
    Other Securities..................................            1,308,842,753      12.8%
                                                                 --------------      ----
TOTAL FINANCIALS                                                  1,694,717,379      16.8%
                                                                 --------------      ----
HEALTH CARE -- (11.3%)
    Amgen, Inc........................................   149,649     31,912,649       0.3%
*   Cigna Corp........................................   131,831     23,526,560       0.2%
    CVS Health Corp...................................   437,696     29,058,637       0.3%
    Johnson & Johnson.................................   811,788    107,188,488       1.1%
    Medtronic P.L.C...................................   226,678     24,685,234       0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                   PERCENTAGE
                                                        SHARES       VALUE+      OF NET ASSETS++
-                                                      --------- --------------- ---------------
HEALTH CARE -- (Continued)
    Merck & Co., Inc..................................   615,510 $    53,340,097       0.5%
    Pfizer, Inc....................................... 1,591,302      61,058,258       0.6%
    UnitedHealth Group, Inc...........................   228,707      57,794,259       0.6%
    Other Securities..................................               800,008,800       7.9%
                                                                 ---------------      ----
TOTAL HEALTH CARE.....................................             1,188,572,982      11.8%
                                                                 ---------------      ----
INDUSTRIALS -- (13.6%)
    Boeing Co. (The)..................................    78,395      26,647,244       0.3%
    Caterpillar, Inc..................................   169,510      23,358,478       0.2%
    Union Pacific Corp................................   237,535      39,302,541       0.4%
    United Technologies Corp..........................   241,232      34,636,091       0.4%
    Other Securities..................................             1,306,199,848      12.8%
                                                                 ---------------      ----
TOTAL INDUSTRIALS.....................................             1,430,144,202      14.1%
                                                                 ---------------      ----
INFORMATION TECHNOLOGY -- (19.7%)
    Accenture P.L.C., Class A.........................   125,093      23,194,744       0.2%
    Apple, Inc........................................ 1,520,163     378,155,748       3.7%
    Cisco Systems, Inc................................ 1,202,069      57,110,298       0.6%
    Global Payments, Inc..............................   161,344      27,296,178       0.3%
    Intel Corp........................................ 1,852,635     104,729,457       1.0%
    International Business Machines Corp..............   222,246      29,720,958       0.3%
    Mastercard, Inc., Class A.........................   212,488      58,818,803       0.6%
*   Micron Technology, Inc............................   631,762      30,040,283       0.3%
    Microsoft Corp.................................... 1,706,556     244,668,934       2.4%
    Oracle Corp.......................................   577,558      31,471,135       0.3%
    QUALCOMM, Inc.....................................   407,518      32,780,748       0.3%
    Visa, Inc., Class A...............................   350,018      62,604,219       0.6%
    Other Securities..................................               987,945,288       9.8%
                                                                 ---------------      ----
TOTAL INFORMATION TECHNOLOGY..........................             2,068,536,793      20.4%
                                                                 ---------------      ----
MATERIALS -- (4.0%)
    Other Securities..................................               418,599,923       4.1%
                                                                 ---------------      ----
REAL ESTATE -- (0.3%)
    Other Securities..................................                33,175,123       0.3%
                                                                 ---------------      ----
UTILITIES -- (2.2%)
    Other Securities..................................               223,792,961       2.2%
                                                                 ---------------      ----
TOTAL COMMON STOCKS...................................            10,092,538,544      99.7%
                                                                 ---------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security....................................                   248,251       0.0%
                                                                 ---------------      ----
INDUSTRIALS -- (0.0%)
    Other Security....................................                       935       0.0%
                                                                 ---------------      ----
TOTAL PREFERRED STOCKS................................                   249,186       0.0%
                                                                 ---------------      ----
TOTAL INVESTMENT SECURITIES
    (Cost $5,830,317,614).............................            10,092,787,730
                                                                 ---------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                      PERCENTAGE
                                                           SHARES       VALUE+      OF NET ASSETS++
                                                         ---------- --------------- ---------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money
        Market Fund, 1.752%............................. 26,461,490 $    26,461,490        0.3%
                                                                    ---------------      -----
SECURITIES LENDING COLLATERAL -- (3.6%)
@(S)  The DFA Short Term Investment Fund................ 32,327,432     374,060,715        3.7%
                                                                    ---------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $6,230,794,470).................................            $10,493,309,935      103.7%
                                                                    ===============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ----------------------------------------------------
                                                       LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                                   --------------- ------------ ------- ---------------
Common Stocks
   Communication Services......................... $   751,935,835           --   --    $   751,935,835
   Consumer Discretionary.........................   1,240,416,276 $      3,654   --      1,240,419,930
   Consumer Staples...............................     590,180,570           --   --        590,180,570
   Energy.........................................     452,462,846           --   --        452,462,846
   Financials.....................................   1,694,687,183       30,196   --      1,694,717,379
   Health Care....................................   1,188,572,982           --   --      1,188,572,982
   Industrials....................................   1,430,144,202           --   --      1,430,144,202
   Information Technology.........................   2,068,536,793           --   --      2,068,536,793
   Materials......................................     418,599,923           --   --        418,599,923
   Real Estate....................................      33,175,123           --   --         33,175,123
   Utilities......................................     223,792,961           --   --        223,792,961
Preferred Stocks
   Communication Services.........................         248,251           --   --            248,251
   Industrials....................................             935           --   --                935
Temporary Cash Investments........................      26,461,490           --   --         26,461,490
Securities Lending Collateral.....................              --  374,060,715   --        374,060,715
                                                   --------------- ------------   --    ---------------
TOTAL............................................. $10,119,215,370 $374,094,565   --    $10,493,309,935
                                                   =============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                   PERCENTAGE
                                                        SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       --------- ------------------------------- ---------------
COMMON STOCKS -- (98.7%)
AUSTRALIA -- (6.5%)
    Australia & New Zealand Banking Group, Ltd........ 2,703,034          $ 49,673,944                 1.3%
    National Australia Bank, Ltd...................... 1,623,719            31,872,197                 0.8%
    Woodside Petroleum, Ltd........................... 1,003,276            22,236,070                 0.6%
    Other Securities..................................                     142,509,229                 3.7%
                                                                          ------------                ----
TOTAL AUSTRALIA.......................................                     246,291,440                 6.4%
                                                                          ------------                ----
AUSTRIA -- (0.1%)
    Other Securities..................................                       4,144,813                 0.1%
                                                                          ------------                ----
BELGIUM -- (1.2%)
    Other Securities..................................                      43,645,642                 1.1%
                                                                          ------------                ----
CANADA -- (8.5%)
    Bank of Montreal, (2073174).......................   423,189            31,311,754                 0.8%
    Bank of Nova Scotia (The).........................   359,469            20,608,358                 0.5%
    Canadian Natural Resources, Ltd................... 1,045,750            26,373,815                 0.7%
    Magna International, Inc..........................   429,343            23,085,773                 0.6%
    Suncor Energy, Inc., (B3NB0P5)....................   613,987            18,229,274                 0.5%
    Suncor Energy, Inc., (B3NB1P2)....................   798,401            23,738,052                 0.6%
    Other Securities..................................                     175,137,696                 4.6%
                                                                          ------------                ----
TOTAL CANADA..........................................                     318,484,722                 8.3%
                                                                          ------------                ----
DENMARK -- (1.8%)
    Vestas Wind Systems A.S...........................   222,153            18,098,315                 0.5%
    Other Securities..................................                      48,889,727                 1.3%
                                                                          ------------                ----
TOTAL DENMARK.........................................                      66,988,042                 1.8%
                                                                          ------------                ----
FINLAND -- (1.0%)
    Other Securities..................................                      35,849,785                 0.9%
                                                                          ------------                ----
FRANCE -- (10.2%)
    BNP Paribas SA....................................   555,589            29,034,826                 0.8%
    Cie de Saint-Gobain...............................   623,319            25,386,497                 0.7%
    Cie Generale des Etablissements Michelin SCA......   209,836            25,549,042                 0.7%
    Orange SA......................................... 1,734,362            27,913,673                 0.7%
    Peugeot SA........................................   931,406            23,588,893                 0.6%
    Societe Generale SA...............................   629,447            17,900,782                 0.5%
    Total SA.......................................... 2,033,537           107,509,426                 2.8%
    Other Securities..................................                     127,527,802                 3.3%
                                                                          ------------                ----
TOTAL FRANCE..........................................                     384,410,941                10.1%
                                                                          ------------                ----
GERMANY -- (6.6%)
    Bayer AG..........................................   582,115            45,158,250                 1.2%
    Bayerische Motoren Werke AG.......................   357,806            27,398,883                 0.7%
    Daimler AG........................................   929,573            54,215,244                 1.4%
    Muenchener Rueckversicherungs-Gesellschaft AG in
    Muenchen..........................................    69,429            19,290,125                 0.5%
    Volkswagen AG.....................................    37,078             7,009,230                 0.2%
    Other Securities..................................                      95,644,583                 2.5%
                                                                          ------------                ----
TOTAL GERMANY.........................................                     248,716,315                 6.5%
                                                                          ------------                ----

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                                    PERCENTAGE
                                                         SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ---------- ------------------------------- ---------------
HONG KONG -- (2.9%)
    CK Hutchison Holdings, Ltd........................  2,105,348          $ 19,438,839                 0.5%
    Sun Hung Kai Properties, Ltd......................  1,302,434            19,736,182                 0.5%
    Other Securities..................................                       71,864,234                 1.9%
                                                                           ------------                ----
TOTAL HONG KONG.......................................                      111,039,255                 2.9%
                                                                           ------------                ----
IRELAND -- (0.3%)
    Other Securities..................................                       12,009,449                 0.3%
                                                                           ------------                ----
ISRAEL -- (0.5%)
    Other Securities..................................                       17,677,505                 0.5%
                                                                           ------------                ----
ITALY -- (2.2%)
    Intesa Sanpaolo SpA...............................  8,059,011            20,194,464                 0.5%
    Other Securities..................................                       64,486,206                 1.7%
                                                                           ------------                ----
TOTAL ITALY...........................................                       84,680,670                 2.2%
                                                                           ------------                ----
JAPAN -- (22.8%)
    Hitachi, Ltd......................................    630,200            23,520,602                 0.6%
    Honda Motor Co., Ltd..............................  1,365,688            36,947,292                 1.0%
    Mitsubishi UFJ Financial Group, Inc...............  3,959,034            20,524,774                 0.5%
    Sumitomo Mitsui Financial Group, Inc..............    752,127            26,702,891                 0.7%
    Toyota Motor Corp.................................  1,319,788            91,568,056                 2.4%
    Toyota Motor Corp., Sponsored ADR.................      1,343               186,073                 0.0%
    Other Securities..................................                      658,086,252                17.2%
                                                                           ------------                ----
TOTAL JAPAN...........................................                      857,535,940                22.4%
                                                                           ------------                ----
NETHERLANDS -- (3.5%)
    ING Groep NV......................................  1,741,138            19,715,752                 0.5%
    Koninklijke Ahold Delhaize NV. ...................  1,350,935            33,665,370                 0.9%
    Koninklijke DSM NV................................    206,253            24,479,744                 0.6%
    Other Securities..................................                       53,864,778                 1.5%
                                                                           ------------                ----
TOTAL NETHERLANDS.....................................                      131,725,644                 3.5%
                                                                           ------------                ----
NEW ZEALAND -- (0.2%)
    Other Securities..................................                        8,490,448                 0.2%
                                                                           ------------                ----
NORWAY -- (0.7%)
    Other Securities..................................                       26,920,138                 0.7%
                                                                           ------------                ----
PORTUGAL -- (0.1%)
    Other Securities..................................                        2,158,155                 0.1%
                                                                           ------------                ----
SINGAPORE -- (1.1%)
    Other Securities..................................                       42,473,086                 1.1%
                                                                           ------------                ----
SPAIN -- (2.0%)
    Banco Santander SA................................ 15,604,192            62,655,472                 1.6%
    Banco Santander SA, Sponsored ADR.................      2,080                 8,237                 0.0%
    Other Securities..................................                       11,394,081                 0.3%
                                                                           ------------                ----
TOTAL SPAIN...........................................                       74,057,790                 1.9%
                                                                           ------------                ----

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                                      PERCENTAGE
                                                           SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         ---------- ------------------------------- ---------------
SWEDEN -- (2.3%)
      Other Securities..................................                    $   86,062,859                2.3%
                                                                            --------------               ----
SWITZERLAND -- (9.7%)
      Cie Financiere Richemont SA. .....................    400,427             31,466,014                0.8%
      Lonza Group AG....................................     56,702             20,437,239                0.5%
      Novartis AG.......................................    660,996             57,754,656                1.5%
      Novartis AG, Sponsored ADR........................    294,324             25,735,691                0.7%
      UBS Group AG......................................  1,788,324             21,165,100                0.6%
      Zurich Insurance Group AG.........................    134,082             52,519,925                1.4%
      Other Securities..................................                       156,775,588                4.1%
                                                                            --------------               ----
TOTAL SWITZERLAND.......................................                       365,854,213                9.6%
                                                                            --------------               ----
UNITED KINGDOM -- (14.5%)
      Anglo American P.L.C..............................  1,030,993             26,534,761                0.7%
      Aviva P.L.C.......................................  4,995,385             26,925,352                0.7%
      BP P.L.C., Sponsored ADR..........................  1,361,589             51,617,849                1.3%
      British American Tobacco P.L.C....................  1,156,042             40,433,566                1.1%
      British American Tobacco P.L.C., Sponsored ADR....     90,672              3,169,893                0.1%
      Glencore P.L.C....................................  9,178,897             27,705,384                0.7%
      HSBC Holdings P.L.C...............................  1,086,831              8,211,126                0.2%
      HSBC Holdings P.L.C., Sponsored ADR...............  1,269,198             47,962,992                1.3%
      Lloyds Banking Group P.L.C........................ 60,864,404             44,772,225                1.2%
      Lloyds Banking Group P.L.C., ADR..................    386,353              1,120,424                0.0%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class A..  1,024,535             59,392,279                1.6%
      Royal Dutch Shell P.L.C., Sponsored ADR, Class B..    983,769             57,343,895                1.5%
      Vodafone Group P.L.C.............................. 20,021,313             40,857,880                1.1%
      Vodafone Group P.L.C., Sponsored ADR..............    490,086             10,007,549                0.3%
      Other Securities..................................                        99,437,164                2.5%
                                                                            --------------               ----
TOTAL UNITED KINGDOM....................................                       545,492,339               14.3%
                                                                            --------------               ----
TOTAL COMMON STOCKS.....................................                     3,714,709,191               97.2%
                                                                            --------------               ----
PREFERRED STOCKS -- (1.3%)
GERMANY -- (1.3%)
      Volkswagen AG.....................................    206,167             39,193,423                1.0%
      Other Securities..................................                        10,576,899                0.3%
                                                                            --------------               ----
TOTAL GERMANY...........................................                        49,770,322                1.3%
                                                                            --------------               ----
TOTAL INVESTMENT SECURITIES
  (Cost $3,576,171,668)...............................                       3,764,479,513
                                                                            --------------
                                                                                VALUE+
                                                                                -----
SECURITIES LENDING COLLATERAL -- (0.0%)
@(S)  The DFA Short Term Investment Fund................        267                  3,089                0.0%
                                                                            --------------               ----
TOTAL INVESTMENTS--(100.0%).............................
  (Cost $3,576,174,757)...............................                      $3,764,482,602               98.5%
                                                                            ==============               ====

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

As of October 31, 2019, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                                                  UNREALIZED
                                                   NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                        CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                        --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index............................    180     12/20/19  $27,067,863 $27,322,200    $254,337
                                                                        ----------- -----------    --------
TOTAL FUTURES CONTRACTS...........................                      $27,067,863 $27,322,200    $254,337
                                                                        =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------------
                                                     LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                                   ------------ -------------- ------- --------------
Common Stocks
   Australia...................................... $    212,457 $  246,078,983   --    $  246,291,440
   Austria........................................           --      4,144,813   --         4,144,813
   Belgium........................................           --     43,645,642   --        43,645,642
   Canada.........................................  318,484,722             --   --       318,484,722
   Denmark........................................           --     66,988,042   --        66,988,042
   Finland........................................           --     35,849,785   --        35,849,785
   France.........................................       20,050    384,390,891   --       384,410,941
   Germany........................................    5,215,171    243,501,144   --       248,716,315
   Hong Kong......................................           --    111,039,255   --       111,039,255
   Ireland........................................    4,454,643      7,554,806   --        12,009,449
   Israel.........................................           --     17,677,505   --        17,677,505
   Italy..........................................    4,370,827     80,309,843   --        84,680,670
   Japan..........................................    7,948,434    849,587,506   --       857,535,940
   Netherlands....................................    5,190,564    126,535,080   --       131,725,644
   New Zealand....................................           --      8,490,448   --         8,490,448
   Norway.........................................    1,029,397     25,890,741   --        26,920,138
   Portugal.......................................           --      2,158,155   --         2,158,155
   Singapore......................................           --     42,473,086   --        42,473,086
   Spain..........................................      232,944     73,824,846   --        74,057,790
   Sweden.........................................           --     86,062,859   --        86,062,859
   Switzerland....................................   34,140,767    331,713,446   --       365,854,213
   United Kingdom.................................  252,188,093    293,304,246   --       545,492,339
Preferred Stocks
   Germany........................................           --     49,770,322   --        49,770,322
Securities Lending Collateral.....................           --          3,089   --             3,089
Futures Contracts**...............................      254,337             --   --           254,337
                                                   ------------ --------------   --    --------------
TOTAL............................................. $633,742,406 $3,130,994,533   --    $3,764,736,939
                                                   ============ ==============   ==    ==============

/**/ Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                                          PERCENTAGE
                                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                             ---------- ------------------------------- ---------------
COMMON STOCKS -- (98.9%)
AUSTRALIA -- (4.5%)
    BHP Group, Ltd..........................................    414,517          $ 10,160,828                 0.3%
    Macquarie Group, Ltd....................................     72,288             6,674,907                 0.2%
    National Australia Bank, Ltd............................    304,809             5,983,137                 0.2%
    Other Securities........................................                      154,463,358                 3.8%
                                                                                 ------------                 ---
TOTAL AUSTRALIA.............................................                      177,282,230                 4.5%
                                                                                 ------------                 ---
AUSTRIA -- (0.4%)...........................................
    Other Securities                                                               15,887,770                 0.4%
                                                                                 ------------                 ---
BELGIUM -- (0.9%)
    Anheuser-Busch InBev SA.................................     77,177             6,229,526                 0.2%
    Other Securities........................................                       27,753,082                 0.7%
                                                                                 ------------                 ---
TOTAL BELGIUM...............................................                       33,982,608                 0.9%
                                                                                 ------------                 ---
BRAZIL -- (1.9%)
*   Vale SA.................................................    563,853             6,636,044                 0.2%
    Other Securities........................................                       67,006,516                 1.7%
                                                                                 ------------                 ---
TOTAL BRAZIL................................................                       73,642,560                 1.9%
                                                                                 ------------                 ---
CANADA -- (6.6%)
    Canadian Natural Resources, Ltd.........................    241,723             6,096,254                 0.2%
    Royal Bank of Canada....................................    133,402            10,760,205                 0.3%
    Other Securities........................................                      242,977,896                 6.1%
                                                                                 ------------                 ---
TOTAL CANADA................................................                      259,834,355                 6.6%
                                                                                 ------------                 ---
CHILE -- (0.2%)
    Other Securities........................................                        9,862,475                 0.2%
                                                                                 ------------                 ---
CHINA -- (7.7%)
*   Alibaba Group Holding, Ltd., Sponsored ADR..............     45,038             7,956,863                 0.2%
    China Construction Bank Corp., Class H.................. 15,486,200            12,408,634                 0.3%
    China Mobile, Ltd.......................................    770,500             6,261,618                 0.2%
    Industrial & Commercial Bank of China, Ltd., Class H....  8,824,460             6,321,783                 0.2%
    Ping An Insurance Group Co. of China, Ltd., Class H.....    833,000             9,614,303                 0.3%
#   Tencent Holdings, Ltd...................................    475,000            19,267,384                 0.5%
    Other Securities........................................                      243,208,501                 6.0%
                                                                                 ------------                 ---
TOTAL CHINA.................................................                      305,039,086                 7.7%
                                                                                 ------------                 ---
COLOMBIA -- (0.1%)
    Other Securities........................................                        3,434,735                 0.1%
                                                                                 ------------                 ---
CZECH REPUBLIC -- (0.0%)
    Other Securities........................................                        1,521,678                 0.0%
                                                                                 ------------                 ---
DENMARK -- (1.3%)
    Novo Nordisk A.S., Class B..............................    132,667             7,295,185                 0.2%
    Other Securities........................................                       42,821,915                 1.1%
                                                                                 ------------                 ---
TOTAL DENMARK...............................................                       50,117,100                 1.3%
                                                                                 ------------                 ---

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                       SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ------- ------------------------------- ---------------
EGYPT -- (0.0%)
      Other Securities................................                  $    471,674                 0.0%
                                                                        ------------                 ---
FINLAND -- (1.3%)
      UPM-Kymmene Oyj................................. 210,965             6,871,013                 0.2%
      Other Securities................................                    42,668,311                 1.0%
                                                                        ------------                 ---
TOTAL FINLAND.........................................                    49,539,324                 1.2%
                                                                        ------------                 ---
FRANCE -- (6.0%)
      Airbus SE.......................................  50,205             7,202,321                 0.2%
      Cie Generale des Etablissements Michelin SCA....  50,834             6,189,405                 0.2%
      LVMH Moet Hennessy Louis Vuitton SE.............  24,347            10,397,523                 0.3%
      Orange SA....................................... 418,276             6,731,939                 0.2%
      Peugeot SA...................................... 246,391             6,240,126                 0.2%
      Total SA........................................ 319,880            16,911,478                 0.4%
      Vinci SA........................................  59,854             6,715,393                 0.2%
      Other Securities................................                   177,530,211                 4.3%
                                                                        ------------                 ---
TOTAL FRANCE..........................................                   237,918,396                 6.0%
                                                                        ------------                 ---
GERMANY -- (5.1%)
      BASF SE......................................... 133,724            10,165,592                 0.3%
      Daimler AG...................................... 200,918            11,718,088                 0.3%
      Deutsche Telekom AG............................. 519,957             9,148,934                 0.2%
      Other Securities................................                   168,474,987                 4.2%
                                                                        ------------                 ---
TOTAL GERMANY.........................................                   199,507,601                 5.0%
                                                                        ------------                 ---
GREECE -- (0.1%)
      Other Securities................................                     3,121,638                 0.1%
                                                                        ------------                 ---
HONG KONG -- (2.1%)
      AIA Group, Ltd.................................. 829,400             8,259,346                 0.2%
      Other Securities................................                    76,231,816                 1.9%
                                                                        ------------                 ---
TOTAL HONG KONG.......................................                    84,491,162                 2.1%
                                                                        ------------                 ---
HUNGARY -- (0.1%)
      Other Securities................................                     3,448,983                 0.1%
                                                                        ------------                 ---
INDIA -- (2.9%)
      Other Securities................................                   113,476,323                 2.9%
                                                                        ------------                 ---
INDONESIA -- (0.6%)
      Other Securities................................                    23,453,790                 0.6%
                                                                        ------------                 ---
IRELAND -- (0.5%)
      CRH P.L.C., Sponsored ADR....................... 178,395             6,511,417                 0.2%
      Other Securities................................                    14,156,129                 0.3%
                                                                        ------------                 ---
TOTAL IRELAND.........................................                    20,667,546                 0.5%
                                                                        ------------                 ---
ISRAEL -- (0.6%)
      Other Securities................................                    22,367,081                 0.6%
                                                                        ------------                 ---
ITALY -- (2.1%)
      Enel SpA........................................ 936,477             7,258,032                 0.2%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                       PERCENTAGE
                                                           SHARES    VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                           -------   ------------------------------- ---------------
ITALY -- (Continued)
        Other Securities..................................                    $ 77,219,270                 1.9%
                                                                              ------------                ----
TOTAL ITALY...............................................                      84,477,302                 2.1%
                                                                              ------------                ----
JAPAN -- (17.5%)
        Honda Motor Co., Ltd.............................. 249,900               6,760,789                 0.2%
        SoftBank Group Corp............................... 214,792               8,262,276                 0.2%
        Toyota Motor Corp................................. 272,473              18,904,417                 0.5%
        Other Securities..................................                     655,704,734                16.5%
                                                                              ------------                ----
TOTAL JAPAN...............................................                     689,632,216                17.4%
                                                                              ------------                ----
MALAYSIA -- (0.6%)
        Other Securities..................................                      24,314,499                 0.6%
                                                                              ------------                ----
MEXICO -- (0.7%)
        Other Securities..................................                      29,153,017                 0.7%
                                                                              ------------                ----
NETHERLANDS -- (2.2%)
        ASML Holding NV...................................  24,438               6,401,892                 0.2%
        Other Securities..................................                      79,582,652                 2.0%
                                                                              ------------                ----
TOTAL NETHERLANDS.........................................                      85,984,544                 2.2%
                                                                              ------------                ----
NEW ZEALAND -- (0.3%)
        Other Securities..................................                      12,833,015                 0.3%
                                                                              ------------                ----
NORWAY -- (0.6%)
        Other Securities..................................                      24,593,643                 0.6%
                                                                              ------------                ----
PERU -- (0.0%)
        Other Securities..................................                         732,378                 0.0%
                                                                              ------------                ----
PHILIPPINES -- (0.3%)
        Other Securities..................................                      11,949,072                 0.3%
                                                                              ------------                ----
POLAND -- (0.3%)
        Other Securities..................................                      11,433,573                 0.3%
                                                                              ------------                ----
PORTUGAL -- (0.2%)
        Other Securities..................................                       6,961,695                 0.2%
                                                                              ------------                ----
RUSSIA -- (0.4%)
        Other Securities..................................                      14,238,890                 0.4%
                                                                              ------------                ----
SINGAPORE -- (0.8%)
        Other Securities..................................                      29,832,371                 0.8%
                                                                              ------------                ----
SOUTH AFRICA -- (1.8%)
        Other Securities..................................                      70,679,833                 1.8%
                                                                              ------------                ----
SOUTH KOREA -- (3.5%)
        Samsung Electronics Co., Ltd...................... 475,156              20,536,169                 0.5%
        Samsung Electronics Co., Ltd. , GDR (4942818).....   9,769              10,442,943                 0.3%
        Other Securities..................................                     105,924,625                 2.7%
                                                                              ------------                ----
TOTAL SOUTH KOREA.........................................                     136,903,737                 3.5%
                                                                              ------------                ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                                           PERCENTAGE
                                                                SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                               --------- ------------------------------- ---------------
SPAIN -- (1.7%)
        Banco Santander SA.................................... 1,507,399         $    6,052,657                0.2%
        Iberdrola S.A.........................................   744,541              7,653,130                0.2%
        Other Securities......................................                       52,740,805                1.3%
                                                                                 --------------               ----
TOTAL SPAIN...................................................                       66,446,592                1.7%
                                                                                 --------------               ----
SWEDEN -- (1.9%)
        Other Securities......................................                       74,585,449                1.9%
                                                                                 --------------               ----
SWITZERLAND -- (5.0%)
        Nestle SA.............................................   291,193             31,152,209                0.8%
        Novartis AG, Sponsored ADR............................   118,999             10,405,273                0.3%
        Roche Holding AG......................................    61,822             18,605,689                0.5%
        Zurich Insurance Group AG.............................    16,812              6,585,261                0.2%
        Other Securities......................................                      131,206,107                3.2%
                                                                                 --------------               ----
TOTAL SWITZERLAND.............................................                      197,954,539                5.0%
                                                                                 --------------               ----
TAIWAN -- (4.2%)
        Taiwan Semiconductor Manufacturing Co., Ltd.,.........
        Sponsored ADR.........................................   318,398             16,438,889                0.4%
        Other Securities......................................                      150,185,797                3.8%
                                                                                 --------------               ----
TOTAL TAIWAN..................................................                      166,624,686                4.2%
                                                                                 --------------               ----
THAILAND -- (0.7%)
        Other Securities......................................                       28,936,696                0.7%
                                                                                 --------------               ----
TURKEY -- (0.2%)
        Other Securities......................................                        8,343,029                0.2%
                                                                                 --------------               ----
UNITED KINGDOM -- (11.0%)
        Anglo American P.L.C..................................   444,183             11,431,979                0.3%
#       AstraZeneca P.L.C., Sponsored ADR.....................   213,118             10,449,176                0.3%
        BP P.L.C., Sponsored ADR..............................   530,397             20,107,353                0.5%
#       GlaxoSmithKline P.L.C., Sponsored ADR.................   198,016              9,069,133                0.2%
        HSBC Holdings P.L.C., Sponsored ADR...................   292,639             11,058,828                0.3%
        Rio Tinto P.L.C., Sponsored ADR.......................   118,367              6,156,268                0.2%
        Royal Dutch Shell P.L.C., Sponsored ADR, Class A......   181,989             10,549,887                0.3%
#       Royal Dutch Shell P.L.C., Sponsored ADR, Class B......   143,548              8,367,413                0.2%
        Other Securities......................................                      347,236,622                8.7%
                                                                                 --------------               ----
TOTAL UNITED KINGDOM..........................................                      434,426,659               11.0%
                                                                                 --------------               ----
UNITED STATES -- (0.0%)
        Other Security........................................                           29,659                0.0%
                                                                                 --------------               ----
TOTAL COMMON STOCKS...........................................                    3,900,135,209               98.6%
                                                                                 --------------               ----
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.4%)
        Other Securities......................................                       17,807,525                0.4%
                                                                                 --------------               ----
CHILE -- (0.0%)
        Other Securities......................................                          195,771                0.0%
                                                                                 --------------               ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       PERCENTAGE
                                             SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                             ------- ------------------------------- ---------------
COLOMBIA -- (0.0%)
    Other Securities........................                 $      681,574                0.0%
                                                             --------------               ----
GERMANY -- (0.5%)
    Volkswagen AG...........................  46,130              8,769,554                0.2%
    Other Securities........................                      9,070,052                0.3%
                                                             --------------               ----
TOTAL GERMANY...............................                     17,839,606                0.5%
                                                             --------------               ----
UNITED KINGDOM -- (0.0%)
    Other Securities........................                         19,063                0.0%
                                                             --------------               ----
TOTAL PREFERRED STOCKS......................                     36,543,539                0.9%
                                                             --------------               ----
RIGHTS/WARRANTS -- (0.0%)
    Other Securities........................                        182,140                0.0%
                                                             --------------               ----
TOTAL INVESTMENT SECURITIES (Cost
  $3,404,973,225)...........................                  3,936,860,888
                                                             --------------
                                                                 VALUE+
                                                                 -----
SECURITIES LENDING COLLATERAL -- (0.2%)
@(S) The DFA Short Term Investment Fund..... 811,110              9,385,354                0.2%
                                                             --------------               ----
TOTAL INVESTMENTS--(100.0%) (Cost
  $3,414,357,013)...........................                 $3,946,246,242               99.7%
                                                             ==============               ====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ----------------------------------------------
                                                     LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                                   ------------ ------------ ------- ------------
Common Stocks
   Australia...................................... $  2,730,730 $174,551,500   --    $177,282,230
   Austria........................................           --   15,887,770   --      15,887,770
   Belgium........................................    1,248,886   32,733,722   --      33,982,608
   Brazil.........................................   73,642,560           --   --      73,642,560
   Canada.........................................  258,589,245    1,245,110   --     259,834,355
   Chile..........................................    2,665,869    7,196,606   --       9,862,475
   China..........................................   37,732,114  267,306,972   --     305,039,086
   Colombia.......................................    3,434,735           --   --       3,434,735
   Czech Republic.................................           --    1,521,678   --       1,521,678
   Denmark........................................    1,149,680   48,967,420   --      50,117,100
   Egypt..........................................      285,275      186,399   --         471,674
   Finland........................................       23,310   49,516,014   --      49,539,324
   France.........................................    3,035,231  234,883,165   --     237,918,396
   Germany........................................    7,094,748  192,412,853   --     199,507,601
   Greece.........................................           --    3,121,638   --       3,121,638
   Hong Kong......................................      282,092   84,209,070   --      84,491,162
   Hungary........................................           --    3,448,983   --       3,448,983
   India..........................................    3,151,721  110,324,602   --     113,476,323
   Indonesia......................................      357,259   23,096,531   --      23,453,790
   Ireland........................................    6,511,417   14,156,129   --      20,667,546
   Israel.........................................    2,002,524   20,364,557   --      22,367,081
   Italy..........................................    4,137,444   80,339,858   --      84,477,302

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------------
                                                     LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                                   ------------ -------------- ------- --------------
   Japan.......................................... $ 14,030,458 $  675,601,758   --    $  689,632,216
   Malaysia.......................................           --     24,314,499   --        24,314,499
   Mexico.........................................   29,152,400            617   --        29,153,017
   Netherlands....................................   18,011,491     67,973,053   --        85,984,544
   New Zealand....................................       37,135     12,795,880   --        12,833,015
   Norway.........................................      710,450     23,883,193   --        24,593,643
   Peru...........................................      732,378             --   --           732,378
   Philippines....................................      108,983     11,840,089   --        11,949,072
   Poland.........................................           --     11,433,573   --        11,433,573
   Portugal.......................................           --      6,961,695   --         6,961,695
   Russia.........................................    5,440,850      8,798,040   --        14,238,890
   Singapore......................................        4,037     29,828,334   --        29,832,371
   South Africa...................................    9,578,958     61,100,875   --        70,679,833
   South Korea....................................    4,089,759    132,813,978   --       136,903,737
   Spain..........................................    2,794,794     63,651,798   --        66,446,592
   Sweden.........................................      338,232     74,247,217   --        74,585,449
   Switzerland....................................   19,296,021    178,658,518   --       197,954,539
   Taiwan.........................................   17,277,806    149,346,880   --       166,624,686
   Thailand.......................................   28,936,696             --   --        28,936,696
   Turkey.........................................       50,089      8,292,940   --         8,343,029
   United Kingdom.................................   98,393,209    336,033,450   --       434,426,659
   United States..................................           --         29,659   --            29,659
Preferred Stocks
   Brazil.........................................   17,807,525             --   --        17,807,525
   Chile..........................................           --        195,771   --           195,771
   Colombia.......................................      681,574             --   --           681,574
   Germany........................................           --     17,839,606   --        17,839,606
   United Kingdom.................................           --         19,063   --            19,063
Rights/Warrants
   Canada.........................................           --         62,125   --            62,125
   Indonesia......................................           --          8,746   --             8,746
   Italy..........................................           --         30,628   --            30,628
   Norway.........................................           --          1,834   --             1,834
   Spain..........................................           --         29,553   --            29,553
   Taiwan.........................................           --         11,669   --            11,669
   Thailand.......................................           --          3,442   --             3,442
   Turkey.........................................           --         34,143   --            34,143
Securities Lending Collateral.....................           --      9,385,354   --         9,385,354
                                                   ------------ --------------   --    --------------
TOTAL............................................. $675,547,685 $3,270,698,557   --    $3,946,246,242
                                                   ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                TAX-MANAGED
                                                   U.S.        TAX-MANAGED     TAX-MANAGED     TAX-MANAGED
                                                MARKETWIDE     U.S. EQUITY    U.S. TARGETED   U.S. SMALL CAP
                                              VALUE PORTFOLIO  PORTFOLIO*    VALUE PORTFOLIO*   PORTFOLIO*
                                              --------------- -------------- ---------------- --------------
ASSETS:
Investments in Affiliated Investment Company
  at Value................................... $    5,360,546              --              --              --
Investment Securities at Value (Including
  $0, $137,443, $575,421 and $462,031 of
  securities on loan, respectively)..........             --  $    3,999,772  $    4,733,074  $    3,110,250
Temporary Cash Investments at Value & Cost...             --           9,931           9,251          11,827
Collateral from Securities on Loan Invested
  in Affiliate at Value (Including cost of
  $0, $81,958, $388,694 and $311,926)........             --          81,970         388,737         311,962
Receivables:
   Investment Securities/Affiliated
     Investment Company Sold.................             --              54           1,429           1,242
   Dividends and Interest....................             --           3,428           2,169             895
   Securities Lending Income.................             --              35             254             160
   Fund Shares Sold..........................          1,232             557             918             590
Prepaid Expenses and Other Assets............             36              24              57              36
                                              --------------  --------------  --------------  --------------
       Total Assets..........................      5,361,814       4,095,771       5,135,889       3,436,962
                                              --------------  --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned..........             --          81,958         388,716         311,956
   Investment Securities/Affiliated
     Investment Company Purchased............             --           1,227              --           6,537
   Fund Shares Redeemed......................          2,033           1,448           1,788           1,161
   Due to Advisor............................            665             580           1,652           1,162
Accrued Expenses and Other Liabilities.......            289             361             447             296
                                              --------------  --------------  --------------  --------------
       Total Liabilities.....................          2,987          85,574         392,603         321,112
                                              --------------  --------------  --------------  --------------
NET ASSETS................................... $    5,358,827  $    4,010,197  $    4,743,286  $    3,115,850
                                              ==============  ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)......    173,141,553     123,027,547     139,408,691      74,138,163
                                              ==============  ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE............................ $        30.95  $        32.60  $        34.02  $        42.03
                                              ==============  ==============  ==============  ==============
Investment Securities at Cost................            N/A  $    1,873,857  $    3,116,650  $    1,853,747
                                              ==============  ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital.............................. $    2,884,285  $    1,884,445  $    3,038,792  $    1,807,806
Total Distributable Earnings (Loss)..........      2,474,542       2,125,752       1,704,494       1,308,044
                                              --------------  --------------  --------------  --------------
NET ASSETS................................... $    5,358,827  $    4,010,197  $    4,743,286  $    3,115,850
                                              ==============  ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED..............  1,700,000,000   1,500,000,000   1,700,000,000   1,500,000,000
                                              ==============  ==============  ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                    TAX-MANAGED    T.A. WORLD EX
                                                   T.A. U.S. CORE       DFA          U.S. CORE
                                                      EQUITY 2     INTERNATIONAL      EQUITY
                                                     PORTFOLIO*   VALUE PORTFOLIO*  PORTFOLIO*
                                                   -------------- ---------------- --------------
ASSETS:
Investment Securities at Value (Including
  $640,739, $1,144 and $33,128 of securities on
  loan, respectively)............................. $   10,092,788  $    3,764,480  $    3,936,861
Temporary Cash Investments at Value & Cost........         26,461              --              --
Collateral from Securities on Loan Invested in
  Affiliate at Value (Including cost of $374,015,
  $3 and $9,384)..................................        374,061               3           9,385
Segregated Cash for Futures Contracts.............             --           1,134              --
Foreign Currencies at Value.......................             --          33,338           7,381
Cash..............................................             --           6,143           4,416
Receivables:
   Investment Securities Sold.....................            225           5,630           2,356
   Dividends and Interest.........................          7,591          19,747          12,106
   Securities Lending Income......................            221               4             168
   Fund Shares Sold...............................          5,369           1,721           1,498
Unrealized Gain on Foreign Currency Contracts.....             --              --               7
Prepaid Expenses and Other Assets.................             57              44              30
                                                   --------------  --------------  --------------
       Total Assets...............................     10,506,773       3,832,244       3,974,208
                                                   --------------  --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............        374,105              11           9,383
   Investment Securities Purchased................          3,255           7,235           4,563
   Fund Shares Redeemed...........................          5,037           1,647           1,317
   Due to Advisor.................................          1,845           1,584           1,046
   Futures Margin Variation.......................             --             108              --
Unrealized Loss on Foreign Currency Contracts.....             --              --               1
Accrued Expenses and Other Liabilities............            738             517             565
                                                   --------------  --------------  --------------
       Total Liabilities..........................        384,980          11,102          16,875
                                                   --------------  --------------  --------------
NET ASSETS........................................ $   10,121,793  $    3,821,142  $    3,957,333
                                                   ==============  ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........    525,981,319     261,568,501     371,857,813
                                                   ==============  ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE....................................... $        19.24  $        14.61  $        10.64
                                                   ==============  ==============  ==============
Investment Securities at Cost..................... $    5,830,318  $    3,576,172  $    3,404,973
                                                   ==============  ==============  ==============
Foreign Currencies at Cost........................ $           --  $       32,863  $        7,351
                                                   ==============  ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $    5,676,585  $    3,737,067  $    3,478,582
Total Distributable Earnings (Loss). .............      4,445,208          84,075         478,751
                                                   --------------  --------------  --------------
NET ASSETS........................................ $   10,121,793  $    3,821,142  $    3,957,333
                                                   ==============  ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED...................  2,000,000,000   1,700,000,000   1,500,000,000
                                                   ==============  ==============  ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                            TAX-MANAGED
                                                                U.S.       TAX-MANAGED   TAX-MANAGED     TAX-MANAGED
                                                             MARKETWIDE    U.S. EQUITY  U.S. TARGETED     U.S. SMALL
                                                          VALUE PORTFOLIO* PORTFOLIO#  VALUE PORTFOLIO# CAP PORTFOLIO#
                                                          ---------------- ----------- ---------------- --------------
INVESTMENT INCOME
Net Investment Income Allocated from Investment
  Company:
   Dividends (Net of Foreign Taxes Withheld of
     $13, $0, $0 and $0, respectively)...................     $121,169            --             --              --
   Income from Securities Lending........................          727            --             --              --
   Expenses Allocated from Affiliated Investment
     Companies...........................................      (10,617)           --             --              --
                                                              --------      --------       --------        --------
          Total Net Investment Income Allocated
            from Investment Company:.....................      111,279            --             --              --
                                                              --------      --------       --------        --------
FUND INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $0, $7, $48 and $21, respectively)..................           --      $ 71,891       $ 79,807        $ 42,346
   Income from Securities Lending........................           --           459          2,177           1,936
                                                              --------      --------       --------        --------
          Total Fund Investment Income...................           --        72,350         81,984          44,282
                                                              --------      --------       --------        --------
FUND EXPENSES
   Investment Management Fees............................       17,668         7,500         18,953          13,861
   Accounting & Transfer Agent Fees......................          835           767            979             648
   Custodian Fees........................................           --            50             84              64
   Filing Fees...........................................          109            73            174             105
   Shareholders' Reports.................................           80            58             88              72
   Directors'/Trustees' Fees & Expenses..................           30            22             27              18
   Professional Fees.....................................           20            69             84              56
   Other.................................................           25            97            123              74
                                                              --------      --------       --------        --------
          Total Fund Expenses............................       18,767         8,636         20,512          14,898
                                                              --------      --------       --------        --------
   Fees (Waived), (Expenses Reimbursed), and/or
     Previously Waived Fees Recovered by Advisor
     (Note C)............................................      (10,097)         (386)            --              --
                                                              --------      --------       --------        --------
   Net Expenses..........................................        8,670         8,250         20,512          14,898
                                                              --------      --------       --------        --------
   NET INVESTMENT INCOME (LOSS)..........................      102,609        64,100         61,472          29,384
                                                              --------      --------       --------        --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**......................           --        (6,550)        97,735          57,143
       Affiliated Investment Companies Shares Sold.......           --             1            (20)             (3)
       Transactions Allocated from Affiliated
         Investment Company**............................       68,731            --             --              --
       Futures...........................................           --            --         (3,081)         (1,077)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........           --       410,424        (81,209)        (25,950)
       Affiliated Investment Companies Shares............           --             8             28              27
       Transactions Allocated from Affiliated
         Investment Company..............................      250,477            --             --              --
                                                              --------      --------       --------        --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...............      319,208       403,883         13,453          30,140
                                                              --------      --------       --------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS........................................     $421,817      $467,983       $ 74,925        $ 59,524
                                                              ========      ========       ========        ========

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                      TAX-MANAGED    T.A. WORLD EX
                                                     T.A. U.S. CORE       DFA          U.S. CORE
                                                        EQUITY 2     INTERNATIONAL      EQUITY
                                                       PORTFOLIO#   VALUE PORTFOLIO#  PORTFOLIO#
                                                     -------------- ---------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of
     $67, $14,788 and $12,122, respectively)........    $174,890        $151,962       $121,047
   Income from Securities Lending...................       2,526             630          1,882
                                                        --------        --------       --------
       Total Investment Income......................     177,416         152,592        122,929
                                                        --------        --------       --------
FUND EXPENSES
   Investment Management Fees.......................      20,688          18,527         11,845
   Accounting & Transfer Agent Fees.................       1,843             812            762
   Custodian Fees...................................         114             366            767
   Filing Fees......................................         216             157            163
   Shareholders' Reports............................         110              91             76
   Directors'/Trustees' Fees & Expenses.............          55              22             21
   Professional Fees................................         170             142            155
   Other............................................         258             122            164
                                                        --------        --------       --------
       Total Fund Expenses..........................      23,454          20,239         13,953
                                                        --------        --------       --------
   Fees Paid Indirectly (Note C)....................          --            (284)          (251)
                                                        --------        --------       --------
   Net Expenses.....................................      23,454          19,955         13,702
                                                        --------        --------       --------
   NET INVESTMENT INCOME (LOSS).....................     153,962         132,637        109,227
                                                        --------        --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
     Investment Securities Sold**...................     181,740         (86,933)       (24,433)
     Affiliated Investment Companies Shares Sold....         (11)              1             --
     Futures........................................          --           1,498           (849)
     Foreign Currency Transactions..................          --             311             (4)
   Change in Unrealized Appreciation
     (Depreciation) of:
     Investment Securities and Foreign Currency.....     581,525          72,527        211,192
     Affiliated Investment Companies Shares.........          33              --             --
     Futures........................................          --           1,311             --
     Translation of Foreign Currency-Denominated
       Amounts......................................          --             186            109
                                                        --------        --------       --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..........     763,287         (11,099)       186,015
                                                        --------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...................................    $917,249        $121,538       $295,242
                                                        ========        ========       ========

--------
/**/ Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                             TAX-MANAGED U.S.        TAX-MANAGED U.S. EQUITY
                                                          MARKETWIDE VALUE PORTFOLIO        PORTFOLIO
                                                          -------------------------  ----------------------
                                                             YEAR          YEAR         YEAR        YEAR
                                                             ENDED         ENDED        ENDED       ENDED
                                                            OCT 31,       OCT 31,      OCT 31,     OCT 31,
                                                             2019          2018         2019        2018
                                                           ----------   ----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $  102,609    $   93,786   $   64,100  $   56,669
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................         --            --       (6,550)     11,732
       Affiliated Investment Companies Shares Sold.......         --            --            1         (52)
       Transactions Allocated from Affiliated
         Investment Company*,**..........................     68,731       162,485           --          --
       Futures...........................................         --            --           --          --
       Foreign Currency Transactions.....................         --            --           --          --
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........         --            --      410,424     154,499
       Affiliated Investment Companies Shares............         --            --            8          30
       Transactions Allocated from Affiliated
         Investment Company..............................    250,477       (55,828)          --          --
                                                           ----------   ----------   ----------  ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................    421,817       200,443      467,983     222,878
                                                           ----------   ----------   ----------  ----------
Distributions:
       Institutional Class Shares........................   (253,191)     (239,329)     (74,496)    (53,147)
                                                           ----------   ----------   ----------  ----------
          Total Distributions............................   (253,191)     (239,329)     (74,496)    (53,147)
                                                           ----------   ----------   ----------  ----------
Capital Share Transactions (1):
   Shares Issued.........................................    789,009       506,746      497,186     371,542
   Shares Issued in Lieu of Cash Distributions...........    250,596       236,687       72,983      52,131
   Shares Redeemed.......................................   (836,934)     (567,379)    (515,743)   (341,760)
                                                           ----------   ----------   ----------  ----------
          Net Increase (Decrease) from Capital
            Share Transactions...........................    202,671       176,054       54,426      81,913
                                                           ----------   ----------   ----------  ----------
          Total Increase (Decrease) in Net Assets........    371,297       137,168      447,913     251,644
NET ASSETS
   Beginning of Year.....................................  4,987,530     4,850,362    3,562,284   3,310,640
                                                           ----------   ----------   ----------  ----------
   End of Year........................................... $5,358,827    $4,987,530   $4,010,197  $3,562,284
                                                           ==========   ==========   ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................     27,874        16,345       17,040      12,475
   Shares Issued in Lieu of Cash Distributions...........      9,096         7,725        2,467       1,747
   Shares Redeemed.......................................    (29,672)      (18,317)     (17,492)    (11,419)
                                                           ----------   ----------   ----------  ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................      7,298         5,753        2,015       2,803
                                                           ==========   ==========   ==========  ==========

                                                          TAX-MANAGED U.S. TARGETED    TAX-MANAGED U.S.
                                                              VALUE PORTFOLIO         SMALL CAP PORTFOLIO
                                                          -----------------------   ----------------------
                                                             YEAR          YEAR        YEAR        YEAR
                                                             ENDED         ENDED       ENDED       ENDED
                                                            OCT 31,       OCT 31,     OCT 31,     OCT 31,
                                                             2019          2018        2019        2018
                                                          -----------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $    61,472   $   52,949  $   29,384  $   26,961
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................      97,735      161,975      57,143      84,385
       Affiliated Investment Companies Shares Sold.......         (20)         (61)         (3)        (38)
       Transactions Allocated from Affiliated
         Investment Company*,**..........................          --           --          --          --
       Futures...........................................      (3,081)       1,400      (1,077)        485
       Foreign Currency Transactions.....................          --           --          --          (1)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........     (81,209)    (343,543)    (25,950)   (108,814)
       Affiliated Investment Companies Shares............          28           11          27          (7)
       Transactions Allocated from Affiliated
         Investment Company..............................          --           --          --          --
                                                          -----------   ----------  ----------  ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................      74,925     (127,269)     59,524       2,971
                                                          -----------   ----------  ----------  ----------
Distributions:
       Institutional Class Shares........................    (214,152)    (232,950)   (108,850)   (108,204)
                                                          -----------   ----------  ----------  ----------
          Total Distributions............................    (214,152)    (232,950)   (108,850)   (108,204)
                                                          -----------   ----------  ----------  ----------
Capital Share Transactions (1):
   Shares Issued.........................................   1,246,395      577,997     710,939     391,913
   Shares Issued in Lieu of Cash Distributions...........     212,340      230,649     107,489     106,587
   Shares Redeemed.......................................  (1,179,262)    (579,068)   (638,932)   (341,292)
                                                          -----------   ----------  ----------  ----------
          Net Increase (Decrease) from Capital
            Share Transactions...........................     279,473      229,578     179,496     157,208
                                                          -----------   ----------  ----------  ----------
          Total Increase (Decrease) in Net Assets........     140,246     (130,641)    130,170      51,975
NET ASSETS
   Beginning of Year.....................................   4,603,040    4,733,681   2,985,680   2,933,705
                                                          -----------   ----------  ----------  ----------
   End of Year........................................... $ 4,743,286   $4,603,040  $3,115,850  $2,985,680
                                                          ===========   ==========  ==========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................      38,866       15,350      17,910       8,748
   Shares Issued in Lieu of Cash Distributions...........       6,867        6,204       2,820       2,416
   Shares Redeemed.......................................     (37,204)     (15,441)    (16,311)     (7,588)
                                                          -----------   ----------  ----------  ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................       8,529        6,113       4,419       3,576
                                                          ===========   ==========  ==========  ==========

--------
/*/ Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
/**/ Net of foreign capital gain taxes withheld for the fiscal year ended
     October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                           T.A. U.S. CORE EQUITY 2      TAX-MANAGED DFA
                                                                  PORTFOLIO         INTERNATIONAL VALUE PORTFOLIO
                                                          ------------------------  ----------------------------
                                                             YEAR         YEAR         YEAR            YEAR
                                                             ENDED        ENDED        ENDED           ENDED
                                                            OCT 31,      OCT 31,      OCT 31,         OCT 31,
                                                             2019         2018         2019            2018
                                                          -----------  -----------   -----------     ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $   153,962  $   136,806  $   132,637     $  116,657
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**....................     181,740       64,808      (86,933)        22,541
       Affiliated Investment Companies Shares Sold.......         (11)         (39)           1             (7)
       Futures...........................................          --          754        1,498          1,775
       Foreign Currency Transactions.....................          --           --          311         (1,905)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........     581,525      119,633       72,527       (475,395)
       Affiliated Investment Companies Shares............          33          (36)          --             --
       Futures...........................................          --           --        1,311         (1,717)
       Translation of Foreign Currency-
         Denominated Amounts.............................          --           --          186           (217)
                                                          -----------  -----------   -----------     ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................     917,249      321,926      121,538       (338,268)
                                                          -----------  -----------   -----------     ----------
Distributions:
       Institutional Class Shares........................    (212,104)    (197,538)    (128,645)      (113,538)
                                                          -----------  -----------   -----------     ----------
          Total Distributions............................    (212,104)    (197,538)    (128,645)      (113,538)
                                                          -----------  -----------   -----------     ----------
Capital Share Transactions (1):
   Shares Issued.........................................   1,894,129    1,636,357    1,052,260        632,830
   Shares Issued in Lieu of Cash Distributions...........     208,388      195,401      127,673        112,462
   Shares Redeemed.......................................  (1,798,901)  (1,074,052)  (1,020,331)      (542,908)
                                                          -----------  -----------   -----------     ----------
          Net Increase (Decrease) from Capital
            Share Transactions...........................     303,616      757,706      159,602        202,384
                                                          -----------  -----------   -----------     ----------
          Total Increase (Decrease) in Net Assets........   1,008,761      882,094      152,495       (249,422)
NET ASSETS
   Beginning of Year.....................................   9,113,032    8,230,938    3,668,647      3,918,069
                                                          -----------  -----------   -----------     ----------
   End of Year........................................... $10,121,793  $ 9,113,032  $ 3,821,142     $3,668,647
                                                          ===========  ===========   ===========     ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................     107,528       88,675       74,455         38,896
   Shares Issued in Lieu of Cash Distributions...........      11,999       10,681        8,932          7,034
   Shares Redeemed.......................................    (103,370)     (58,207)     (72,942)       (33,813)
                                                          -----------  -----------   -----------     ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................      16,157       41,149       10,445         12,117
                                                          ===========  ===========   ===========     ==========

                                                          T.A. WORLD EX U.S. CORE
                                                              EQUITY PORTFOLIO
                                                          -----------------------
                                                             YEAR         YEAR
                                                             ENDED        ENDED
                                                            OCT 31,      OCT 31,
                                                             2019         2018
                                                          -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $   109,227  $   90,041
   Net Realized Gain (Loss) on:
       Investment Securities Sold*,**....................     (24,433)     17,559
       Affiliated Investment Companies Shares Sold.......          --          (4)
       Futures...........................................        (849)        (41)
       Foreign Currency Transactions.....................          (4)     (1,043)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Investment Securities and Foreign Currency........     211,192    (498,720)
       Affiliated Investment Companies Shares............          --           2
       Futures...........................................          --          --
       Translation of Foreign Currency-
         Denominated Amounts.............................         109        (114)
                                                          -----------  ----------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................     295,242    (392,320)
                                                          -----------  ----------
Distributions:
       Institutional Class Shares........................    (110,031)    (86,018)
                                                          -----------  ----------
          Total Distributions............................    (110,031)    (86,018)
                                                          -----------  ----------
Capital Share Transactions (1):
   Shares Issued.........................................   1,430,312     897,782
   Shares Issued in Lieu of Cash Distributions...........     107,141      84,565
   Shares Redeemed.......................................  (1,114,034)   (524,305)
                                                          -----------  ----------
          Net Increase (Decrease) from Capital
            Share Transactions...........................     423,419     458,042
                                                          -----------  ----------
          Total Increase (Decrease) in Net Assets........     608,630     (20,296)
NET ASSETS
   Beginning of Year.....................................   3,348,703   3,368,999
                                                          -----------  ----------
   End of Year........................................... $ 3,957,333  $3,348,703
                                                          ===========  ==========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................     141,343      78,189
   Shares Issued in Lieu of Cash Distributions...........      10,438       7,521
   Shares Redeemed.......................................    (111,136)    (46,760)
                                                          -----------  ----------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................      40,645      38,950
                                                          ===========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended October
   31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO
                                                   ----------------------------------------------------------------------
                                                       YEAR           YEAR           YEAR           YEAR           YEAR
                                                       ENDED          ENDED          ENDED          ENDED          ENDED
                                                      OCT 31,        OCT 31,        OCT 31,        OCT 31,        OCT 31,
                                                       2019           2018           2017           2016           2015
                                                   ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Year................ $    30.07     $    30.30     $    25.79     $    25.60     $    25.33
                                                   ----------     ----------     ----------     ----------     ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................       0.60           0.57           0.54           0.47           0.43
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       1.79           0.68           5.14           0.19           0.25
                                                   ----------     ----------     ----------     ----------     ----------
       Total from Investment Operations...........       2.39           1.25           5.68           0.66           0.68
                                                   ----------     ----------     ----------     ----------     ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.54)         (0.54)         (0.52)         (0.47)         (0.41)
   Net Realized Gains.............................      (0.97)         (0.94)         (0.65)            --             --
                                                   ----------     ----------     ----------     ----------     ----------
       Total Distributions .......................      (1.51)         (1.48)         (1.17)         (0.47)         (0.41)
                                                   ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year...................... $    30.95     $    30.07     $    30.30     $    25.79     $    25.60
                                                   ==========     ==========     ==========     ==========     ==========
Total Return......................................       8.66%          4.09%         22.41%          2.66%          2.73%
                                                   ----------     ----------     ----------     ----------     ----------
Net Assets, End of Year (thousands) .............. $5,358,827     $4,987,530     $4,850,362     $4,012,475     $3,860,871
Ratio of Expenses to Average Net Assets...........       0.38%(B)       0.37%(B)       0.37%(B)       0.37%(B)       0.37%(B)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................       0.58%(B)       0.57%(B)       0.57%(B)       0.57%(B)       0.43%(B)
Ratio of Net Investment Income to Average Net
  Assets..........................................       2.03%          1.83%          1.87%          1.90%          1.65%
Portfolio Turnover Rate...........................        N/A            N/A            N/A            N/A            N/A
                                                   ----------     ----------     ----------     ----------     ----------

                                                                TAX-MANAGED U.S. EQUITY PORTFOLIO
                                                   ----------------------------------------------------------
                                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                                     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                      2019        2018        2017        2016        2015
                                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year................ $    29.44  $    28.01  $    22.93  $    22.46  $    21.89
                                                   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................       0.52        0.47        0.44        0.42        0.40
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................       3.25        1.40        5.09        0.48        0.56
                                                   ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations...........       3.77        1.87        5.53        0.90        0.96
                                                   ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income..........................      (0.56)      (0.44)      (0.45)      (0.43)      (0.39)
   Net Realized Gains.............................      (0.05)         --          --          --          --
                                                   ----------  ----------  ----------  ----------  ----------
       Total Distributions .......................      (0.61)      (0.44)      (0.45)      (0.43)      (0.39)
                                                   ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year...................... $    32.60  $    29.44  $    28.01  $    22.93  $    22.46
                                                   ==========  ==========  ==========  ==========  ==========
Total Return......................................      13.03%       6.68%      24.27%       4.05%       4.47%
                                                   ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands) .............. $4,010,197  $3,562,284  $3,310,640  $2,636,439  $2,494,153
Ratio of Expenses to Average Net Assets...........       0.22%       0.21%       0.22%       0.22%       0.22%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................       0.23%       0.21%       0.22%       0.22%       0.22%
Ratio of Net Investment Income to Average Net
  Assets..........................................       1.71%       1.58%       1.70%       1.87%       1.79%
Portfolio Turnover Rate...........................          2%          1%          8%          4%          1%
                                                   ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                                                             -----------------------------------------------------------
                                                                YEAR        YEAR         YEAR        YEAR        YEAR
                                                                ENDED       ENDED        ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                                2019        2018         2017        2016        2015
                                                             ----------  ----------   ----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $    35.17  $    37.94   $    31.47  $    32.34  $    33.34
                                                             ----------  ----------   ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.45        0.41         0.37        0.36        0.39
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.05       (1.33)        7.53        0.28        0.16
                                                             ----------  ----------   ----------  ----------  ----------
       Total from Investment Operations.....................       0.50       (0.92)        7.90        0.64        0.55
                                                             ----------  ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.43)      (0.40)       (0.36)      (0.37)      (0.37)
   Net Realized Gains.......................................      (1.22)      (1.45)       (1.07)      (1.14)      (1.18)
                                                             ----------  ----------   ----------  ----------  ----------
       Total Distributions..................................      (1.65)      (1.85)       (1.43)      (1.51)      (1.55)
                                                             ----------  ----------   ----------  ----------  ----------
Net Asset Value, End of Year................................ $    34.02  $    35.17   $    37.94  $    31.47  $    32.34
                                                             ==========  ==========   ==========  ==========  ==========
Total Return................................................       1.93%      (2.66%)      25.40%       2.21%       1.89%
                                                             ----------  ----------   ----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $4,743,286  $4,603,040   $4,733,681  $3,773,302  $3,670,472
Ratio of Expenses to Average Net Assets.....................       0.45%       0.44%        0.44%       0.44%       0.44%
Ratio of Net Investment Income to Average Net Assets........       1.36%       1.07%        1.04%       1.17%       1.19%
Portfolio Turnover Rate.....................................         24%         14%          14%         20%         14%
                                                             ----------  ----------   ----------  ----------  ----------

                                                                        TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                                                             ----------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                2019        2018        2017        2016        2015
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year.......................... $    42.82  $    44.35  $    36.10  $    36.77  $    36.99
                                                             ----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.41        0.39        0.36        0.36        0.36
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       0.35       (0.30)       9.10        0.92        0.45
                                                             ----------  ----------  ----------  ----------  ----------
       Total from Investment Operations.....................       0.76        0.09        9.46        1.28        0.81
                                                             ----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.38)      (0.38)      (0.36)      (0.37)      (0.34)
   Net Realized Gains.......................................      (1.17)      (1.24)      (0.85)      (1.58)      (0.69)
                                                             ----------  ----------  ----------  ----------  ----------
       Total Distributions..................................      (1.55)      (1.62)      (1.21)      (1.95)      (1.03)
                                                             ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year................................ $    42.03  $    42.82  $    44.35  $    36.10  $    36.77
                                                             ==========  ==========  ==========  ==========  ==========
Total Return................................................       2.18%       0.12%      26.46%       3.75%       2.31%
                                                             ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)......................... $3,115,850  $2,985,680  $2,933,705  $2,296,694  $2,190,308
Ratio of Expenses to Average Net Assets.....................       0.50%       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets........       0.99%       0.86%       0.87%       1.04%       0.96%
Portfolio Turnover Rate.....................................         11%         12%         11%         10%          8%
                                                             ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               T.A. U.S. CORE EQUITY 2 PORTFOLIO
                                                  -----------------------------------------------------------
                                                     YEAR         YEAR        YEAR        YEAR        YEAR
                                                     ENDED        ENDED       ENDED       ENDED       ENDED
                                                    OCT 31,      OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                     2019         2018        2017        2016        2015
                                                  -----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year............... $     17.87  $    17.56  $    14.33  $    14.09  $    14.21
                                                  -----------  ----------  ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................        0.30        0.28        0.25        0.25        0.24
   Net Gains (Losses) on Securities (Realized
     and Unrealized).............................        1.48        0.44        3.24        0.24        0.05
                                                  -----------  ----------  ----------  ----------  ----------
       Total from Investment Operations..........        1.78        0.72        3.49        0.49        0.29
                                                  -----------  ----------  ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income.........................       (0.31)      (0.27)      (0.26)      (0.25)      (0.23)
   Net Realized Gains............................       (0.10)      (0.14)         --          --       (0.18)
                                                  -----------  ----------  ----------  ----------  ----------
       Total Distributions.......................       (0.41)      (0.41)      (0.26)      (0.25)      (0.41)
                                                  -----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year..................... $     19.24  $    17.87  $    17.56  $    14.33  $    14.09
                                                  ===========  ==========  ==========  ==========  ==========
Total Return.....................................       10.25%       4.05%      24.47%       3.55%       2.14%
                                                  -----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands).............. $10,121,793  $9,113,032  $8,230,938  $6,219,272  $5,549,153
Ratio of Expenses to Average Net Assets..........        0.25%       0.23%       0.24%       0.24%       0.24%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly))...................................        0.25%       0.23%       0.24%       0.24%       0.24%
Ratio of Net Investment Income to Average Net
  Assets.........................................        1.64%       1.49%       1.56%       1.82%       1.65%
Portfolio Turnover Rate..........................           6%          1%          2%          7%          7%
                                                  -----------  ----------  ----------  ----------  ----------

                                                          TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                                                  ------------------------------------------------------------
                                                     YEAR        YEAR         YEAR        YEAR         YEAR
                                                     ENDED       ENDED        ENDED       ENDED        ENDED
                                                    OCT 31,     OCT 31,      OCT 31,     OCT 31,      OCT 31,
                                                     2019        2018         2017        2016         2015
                                                  ----------  ----------   ----------  ----------   ----------
Net Asset Value, Beginning of Year............... $    14.61  $    16.39   $    13.37  $    13.87   $    15.17
                                                  ----------  ----------   ----------  ----------   ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................       0.51        0.47         0.45        0.42         0.44
   Net Gains (Losses) on Securities (Realized
     and Unrealized).............................      (0.01)      (1.79)        3.00       (0.50)       (1.32)
                                                  ----------  ----------   ----------  ----------   ----------
       Total from Investment Operations..........       0.50       (1.32)        3.45       (0.08)       (0.88)
                                                  ----------  ----------   ----------  ----------   ----------
Less Distributions:
-------------------
   Net Investment Income.........................      (0.50)      (0.46)       (0.43)      (0.42)       (0.41)
   Net Realized Gains............................         --          --           --          --        (0.01)
                                                  ----------  ----------   ----------  ----------   ----------
       Total Distributions.......................      (0.50)      (0.46)       (0.43)      (0.42)       (0.42)
                                                  ----------  ----------   ----------  ----------   ----------
Net Asset Value, End of Year..................... $    14.61  $    14.61   $    16.39  $    13.37   $    13.87
                                                  ==========  ==========   ==========  ==========   ==========
Total Return.....................................       3.52%      (8.27%)      26.13%      (0.30%)      (5.93)%
                                                  ----------  ----------   ----------  ----------   ----------
Net Assets, End of Year (thousands).............. $3,821,142  $3,668,647   $3,918,069  $3,005,025   $2,994,931
Ratio of Expenses to Average Net Assets..........       0.54%       0.53%        0.53%       0.53%        0.53%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor and (Fees Paid
  Indirectly))...................................       0.55%       0.53%        0.53%       0.53%        0.53%
Ratio of Net Investment Income to Average Net
  Assets.........................................       3.58%       2.89%        3.01%       3.32%        2.99%
Portfolio Turnover Rate..........................         17%         21%          16%         18%          25%
                                                  ----------  ----------   ----------  ----------   ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                                             -----------------------------------------------------------
                                                YEAR        YEAR         YEAR        YEAR        YEAR
                                                ENDED       ENDED        ENDED       ENDED       ENDED
                                               OCT 31,     OCT 31,      OCT 31,     OCT 31,     OCT 31,
                                                2019        2018         2017        2016        2015
                                             ----------  ----------   ----------  ----------  ----------
Net Asset Value, Beginning of Year.......... $    10.11  $    11.53   $     9.38  $     9.30  $     9.94
                                             ----------  ----------   ----------  ----------  ----------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............       0.30        0.29         0.25        0.23        0.24
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............       0.53       (1.44)        2.15        0.08       (0.65)
                                             ----------  ----------   ----------  ----------  ----------
       Total from Investment Operations.....       0.83       (1.15)        2.40        0.31       (0.41)
                                             ----------  ----------   ----------  ----------  ----------
Less Distributions:
-------------------
   Net Investment Income....................      (0.30)      (0.27)       (0.25)      (0.23)      (0.23)
                                             ----------  ----------   ----------  ----------  ----------
       Total Distributions..................      (0.30)      (0.27)       (0.25)      (0.23)      (0.23)
                                             ----------  ----------   ----------  ----------  ----------
Net Asset Value, End of Year................ $    10.64  $    10.11   $    11.53  $     9.38  $     9.30
                                             ==========  ==========   ==========  ==========  ==========
Total Return................................       8.40%     (10.19%)      25.86%       3.48%      (4.15)%
                                             ----------  ----------   ----------  ----------  ----------
Net Assets, End of Year (thousands)......... $3,957,333  $3,348,703   $3,368,999  $2,407,348  $2,124,313
Ratio of Expenses to Average Net Assets.....       0.37%       0.36%        0.39%       0.45%       0.45%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................       0.38%       0.36%        0.39%       0.45%       0.45%
Ratio of Net Investment Income to
  Average Net Assets........................       2.95%       2.47%        2.42%       2.57%       2.42%
Portfolio Turnover Rate.....................          8%          6%           4%          7%          5%
                                             ----------  ----------   ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, seven of which (the "Portfolios"), are included in this section of the report. The remaining ninety-six portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   Tax-Managed U.S. Marketwide Value Portfolio (the "Feeder Fund") invests substantially all of its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. As of October 31, 2019, the Feeder Fund was the owner of record of 74% of the total outstanding shares of its Series.

   The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio each invests directly in securities.

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 -- inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 -- significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax- Managed U.S. Small Cap Portfolio, and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded.

Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares at the close of the NYSE, the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Tax-Managed U.S. Marketwide Value Portfolio's investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   T.A. World ex U.S. Core Equity Portfolio is subject to tax on short-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Tax-Managed U.S. Marketwide Value Portfolio....... 0.35%
Tax-Managed U.S. Equity Portfolio................. 0.20%
Tax-Managed U.S. Targeted Value Portfolio......... 0.42%
Tax-Managed U.S. Small Cap Portfolio.............. 0.47%*
T.A. U.S. Core Equity 2 Portfolio................. 0.22%
Tax-Managed DFA International Value Portfolio..... 0.50%
T.A. World ex U.S. Core Equity Portfolio.......... 0.32%

/*/ Effective as of February 28, 2019, the management fee payable by the Portfolio was reduced from 0.50% to 0.45%.

   Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, and T.A. World ex U.S. Core Equity Portfolio, as described in the notes below. The Fee Waiver Agreements for the Portfolios below will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. Pursuant to a Fee Waiver Agreement with the Feeder Fund, the Advisor has contractually agreed to waive certain management fees paid by the Feeder Fund, as described in the notes below. The Fee Waiver Agreement for the Feeder Fund will remain in effect permanently, unless terminated by the Fund. During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the non-feeder Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to each Fee Waiver Agreement for the non-feeder Portfolios, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                                          NET WAIVED FEES/
                                                                                          EXPENSES ASSUMED     PREVIOUSLY
                                                                             RECOVERY        (RECOVERED       WAIVED FEES/
                                                    EXPENSE     TOTAL     OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                   LIMITATION MANAGEMENT   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                           AMOUNT   FEE LIMIT  EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                         ---------- ---------- ---------------- ----------------- -----------------
Tax-Managed U.S. Marketwide Value Portfolio (1)...      --       0.35%          --             $10,097              --
Tax-Managed U.S. Equity Portfolio (2).............    0.22%        --          $ 4                 386            $386
T.A. U.S. Core Equity 2 Portfolio (3).............    0.30%        --           --                  --              --
T.A. World ex U.S. Core Equity Portfolio (4)......    0.39%        --           --                  --              --

(1)Effective July 21, 2015, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Feeder Fund to the extent necessary to limit the total management fees paid to the Advisor by the Feeder Fund, including the proportionate share of the management fees the Feeder Fund pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series"), to the rate listed above as a percentage of the average net assets of a class of the Feeder Fund on an annualized basis.

(2)The Advisor has contractually agreed to waive its management fee and assume the ordinary operating expenses of a class of the Tax-Managed U.S. Equity Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to reduce the expenses of a class of the Portfolio when its total operating expenses exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.
(3)The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of the T.A. U.S. Core Equity 2 Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount.
(4)The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the T.A. World ex U.S. Core Equity Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). Prior to January 1, 2017, the Expense Limitation Amount was 0.60% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for a class of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

EARNED INCOME CREDIT:

   Additionally, certain Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                   FEES PAID
                                                   INDIRECTLY
                                                   ----------
Tax-Managed DFA International Value Portfolio.....    $284
T.A. World ex U.S. Core Equity Portfolio..........     251

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio....... $137
Tax-Managed U.S. Equity Portfolio.................  129
Tax-Managed U.S. Targeted Value Portfolio.........  137
Tax-Managed U.S. Small Cap Portfolio..............   81
T.A. U.S. Core Equity 2 Portfolio.................  174
Tax-Managed DFA International Value Portfolio.....  116
T.A. World ex U.S. Core Equity Portfolio..........   71

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

                                                   OTHER INVESTMENT SECURITIES
                                                   ---------------------------
                                                    PURCHASES       SALES
                                                   ----------     ----------
Tax-Managed U.S. Equity Portfolio................. $  171,993    $   87,385
Tax-Managed U.S. Targeted Value Portfolio.........  1,386,342     1,092,114
Tax-Managed U.S. Small Cap Portfolio..............    555,861       334,142
T.A. U.S. Core Equity 2 Portfolio.................    948,732       573,223
Tax-Managed DFA International Value Portfolio.....    772,185       618,160
T.A. World ex U.S. Core Equity Portfolio..........    717,881       287,539

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                                                         CHANGE IN
                                                                                          NET REALIZED  UNREALIZED
                                                      BALANCE AT    PURCHASES   PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                   OCTOBER 31, 2018  AT COST   FROM SALES   ON SALES   DEPRECIATION
                                                   ---------------- ---------- ---------- ------------ -------------
TAX-MANAGED U.S. EQUITY PORTFOLIO
The DFA Short Term Investment Fund                     $136,946     $  584,452 $  639,437     $  1          $ 8
                                                       --------     ---------- ----------     ----          ---
TOTAL                                                  $136,946     $  584,452 $  639,437     $  1          $ 8
                                                       ========     ========== ==========     ====          ===
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
The DFA Short Term Investment Fund                     $386,467     $2,297,523 $2,295,261     $(20)         $28
                                                       --------     ---------- ----------     ----          ---
TOTAL                                                  $386,467     $2,297,523 $2,295,261     $(20)         $28
                                                       ========     ========== ==========     ====          ===
TAX-MANAGED U.S. SMALL CAP PORTFOLIO
The DFA Short Term Investment Fund                     $371,336     $1,317,796 $1,377,194     $ (3)         $27
                                                       --------     ---------- ----------     ----          ---
TOTAL                                                  $371,336     $1,317,796 $1,377,194     $ (3)         $27
                                                       ========     ========== ==========     ====          ===
T.A. U.S. CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment Fund                     $544,198     $2,147,272 $2,317,431     $(11)         $33
                                                       --------     ---------- ----------     ----          ---
TOTAL                                                  $544,198     $2,147,272 $2,317,431     $(11)         $33
                                                       ========     ========== ==========     ====          ===


                                                      BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                   OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME  DISTRIBUTIONS
                                                   ---------------- ---------------- -------- -------------
TAX-MANAGED U.S. EQUITY PORTFOLIO
The DFA Short Term Investment Fund                     $ 81,970           7,084      $ 3,040       --
                                                       --------          ------      -------       --
TOTAL                                                  $ 81,970           7,084      $ 3,040       --
                                                       ========          ======      =======       ==
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
The DFA Short Term Investment Fund                     $388,737          33,596      $10,633       --
                                                       --------          ------      -------       --
TOTAL                                                  $388,737          33,596      $10,633       --
                                                       ========          ======      =======       ==
TAX-MANAGED U.S. SMALL CAP PORTFOLIO
The DFA Short Term Investment Fund                     $311,962          26,961      $ 9,525       --
                                                       --------          ------      -------       --
TOTAL                                                  $311,962          26,961      $ 9,525       --
                                                       ========          ======      =======       ==
T.A. U.S. CORE EQUITY 2 PORTFOLIO
The DFA Short Term Investment Fund                     $374,061          32,327      $14,524       --
                                                       --------          ------      -------       --
TOTAL                                                  $374,061          32,327      $14,524       --
                                                       ========          ======      =======       ==

                                                                                                        CHANGE IN
                                                                                         NET REALIZED  UNREALIZED
                                                      BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/
                                                   OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION
                                                   ---------------- --------- ---------- ------------ -------------
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
The DFA Short Term Investment Fund                     $ 9,492      $192,535   $202,025      $ 1           --
                                                       -------      --------   --------      ---           --
TOTAL                                                  $ 9,492      $192,535   $202,025      $ 1           --
                                                       =======      ========   ========      ===           ==
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
The DFA Short Term Investment Fund                     $20,259      $113,093   $123,967       --           --
                                                       -------      --------   --------      ---           --
TOTAL                                                  $20,259      $113,093   $123,967       --           --
                                                       =======      ========   ========      ===           ==


                                                      BALANCE AT      SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                   OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME  DISTRIBUTIONS
                                                   ---------------- ---------------- -------- -------------
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
The DFA Short Term Investment Fund                      $    3             --          $223        --
                                                        ------            ---          ----        --
TOTAL                                                   $    3             --          $223        --
                                                        ======            ===          ====        ==
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
The DFA Short Term Investment Fund                      $9,385            811          $364        --
                                                        ------            ---          ----        --
TOTAL                                                   $9,385            811          $364        --
                                                        ======            ===          ====        ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2019, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, foreign capital gains tax, tax equalization, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                   CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                   -------------- ------------- ---------- --------
Tax-Managed U.S. Marketwide Value Portfolio
2018..............................................    $87,938       $151,391        --     $239,329
2019..............................................     92,747        160,445        --      253,192
Tax-Managed U.S. Equity Portfolio
2018..............................................     53,147             --        --       53,147
2019..............................................     68,491          6,005        --       74,496
Tax-Managed U.S. Targeted Value Portfolio
2018..............................................     50,864        182,086        --      232,950
2019..............................................     57,437        156,715        --      214,152
Tax-Managed U.S. Small Cap Portfolio
2018..............................................     26,140         82,064        --      108,204

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                   CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                                   -------------- ------------- ---------- --------
2019..............................................    $ 27,635       $81,215        --     $108,850
T.A. U.S. Core Equity 2 Portfolio
2018..............................................     130,213        67,325        --      197,538
2019..............................................     159,143        52,961        --      212,104
Tax-Managed DFA International Value Portfolio
2018..............................................     113,538            --        --      113,538
2019..............................................     128,645            --        --      128,645
T.A. World ex U.S. Core Equity Portfolio
2018..............................................      86,018            --        --       86,018
2019..............................................     110,031            --        --      110,031

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS   TOTAL
                                                   -------------- ------------- --------
Tax-Managed U.S. Marketwide Value Portfolio.......    $ (5,024)           --    $ (5,024)
Tax-Managed U.S. Equity Portfolio.................        (626)           --        (626)
Tax-Managed U.S. Targeted Value Portfolio.........      (4,058)      $(3,844)     (7,902)
Tax-Managed U.S. Small Cap Portfolio..............      (1,546)       (2,194)     (3,740)
T.A. U.S. Core Equity 2 Portfolio.................     (12,799)         (525)    (13,324)
Tax-Managed DFA International Value Portfolio.....      (3,726)           --      (3,726)
T.A. World ex U.S. Core Equity Portfolio..........      (4,484)           --      (4,484)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Marketwide Value Portfolio.......    $ 7,562       $ 69,784             --     $2,397,424    $2,474,770
Tax-Managed U.S. Equity Portfolio.................      5,295             --      $  (6,482)     2,127,068     2,125,881
Tax-Managed U.S. Targeted Value Portfolio.........         --         89,806             --      1,614,824     1,704,630
Tax-Managed U.S. Small Cap Portfolio..............         --         52,631             --      1,255,495     1,308,126
T.A. U.S. Core Equity 2 Portfolio.................         --        181,398             --      4,263,988     4,445,386
Tax-Managed DFA International Value Portfolio.....     14,408             --       (102,303)       172,084        84,189
T.A. World ex U.S. Core Equity Portfolio..........      9,193             --        (57,311)       526,922       478,804

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                   UNLIMITED  TOTAL
                                                   --------- --------
Tax-Managed U.S. Marketwide Value Portfolio.......       --        --
Tax-Managed U.S. Equity Portfolio................. $  6,482  $  6,482
Tax-Managed U.S. Targeted Value Portfolio.........       --        --
Tax-Managed U.S. Small Cap Portfolio..............       --        --
T.A. U.S. Core Equity 2 Portfolio.................       --        --
Tax-Managed DFA International Value Portfolio.....  102,303   102,303
T.A. World ex U.S. Core Equity Portfolio..........   57,311    57,311

   During the year ended October 31, 2019, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               NET
                                                                                            UNREALIZED
                                                    FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                    TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   ---------- ------------ -------------- --------------
Tax-Managed U.S. Marketwide Value Portfolio....... $2,963,122  $2,397,540    $    (116)     $2,397,424
Tax-Managed U.S. Equity Portfolio.................  1,964,610   2,186,634      (59,572)      2,127,062
Tax-Managed U.S. Targeted Value Portfolio.........  3,516,239   1,775,013     (160,190)      1,614,823
Tax-Managed U.S. Small Cap Portfolio..............  2,178,543   1,379,736     (124,240)      1,255,496
T.A. U.S. Core Equity 2 Portfolio.................  6,229,322   4,602,212     (338,224)      4,263,988
Tax-Managed DFA International Value Portfolio.....  3,592,894     486,206     (314,618)        171,588
T.A. World ex U.S. Core Equity Portfolio..........  3,419,357     939,693     (412,804)        526,889

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES SETS forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FORWARD CURRENCY CONTRACTS: The T.A. World ex U.S. Core Equity Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the T.A. World ex U.S. Core Equity Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the T.A. World ex U.S. Core Equity Portfolio as an unrealized gain or loss, which is presented in the Portfolio's Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the T.A. World ex U.S. Core Equity Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts.

   3. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. Government securities to a broker, in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contract is closed. When the contract is closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                   FUTURES**
                                                   ---------
Tax-Managed DFA International Value Portfolio.....  $23,887

/**/ Average Notional Value of contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                                       ASSET DERIVATIVES VALUE
                                                   --------------------------------
                                                     TOTAL VALUE
                                                          AT            EQUITY
                                                   OCTOBER 31, 2019 CONTRACTS *,(1)
                                                   ---------------- ---------------
Tax-Managed DFA International Value Portfolio.....       $254            $254

(1)Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                        DERIVATIVES
                                                   --------------------
                                                                EQUITY
                                                    TOTAL    CONTRACTS (1)
                                                   -------   -------------
Tax-Managed U.S. Targeted Value Portfolio......... $(3,081)     $(3,081)*
Tax-Managed U.S. Small Cap Portfolio..............  (1,077)      (1,077)*
Tax-Managed DFA International Value Portfolio.....   1,498        1,498
T.A. World ex U.S. Core Equity Portfolio..........    (849)        (849)*

                                                   CHANGE IN UNREALIZED APPRECIATION
                                                   (DEPRECIATION) ON DERIVATIVES
                                                   ---------------------------------
                                                                    EQUITY
                                                   TOTAL         CONTRACTS (2)
                                                   -----         -------------
Tax-Managed DFA International Value Portfolio..... $1,311           $1,311

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.
(2)Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Portfolios had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                     WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                      AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                   INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
                                                   ------------- ------------ ------------ -------- ---------------
Tax-Managed U.S. Equity Portfolio.................     3.05%       $ 2,327         38        $ 8        $15,257
Tax-Managed U.S. Targeted Value Portfolio.........     2.73%        21,945          8         15         37,950
Tax-Managed U.S. Small Cap Portfolio..............     2.73%         2,607          8          2         11,483
T.A. U.S. Core Equity 2 Portfolio.................     2.96%        14,241         29         36         59,495
Tax-Managed DFA International Value Portfolio.....     2.80%         6,854         12          7         15,266
T.A. World ex U.S. Core Equity Portfolio..........     2.94%        10,097         47         40         46,858

                                                     OUTSTANDING
                                                      BORROWINGS
                                                   AS OF 10/31/2019
                                                   ----------------
Tax-Managed U.S. Equity Portfolio.................        --
Tax-Managed U.S. Targeted Value Portfolio.........        --
Tax-Managed U.S. Small Cap Portfolio..............        --
T.A. U.S. Core Equity 2 Portfolio.................        --
Tax-Managed DFA International Value Portfolio.....        --
T.A. World ex U.S. Core Equity Portfolio..........        --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the year ended October 31, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                          PURCHASES  SALES   REALIZED GAIN (LOSS)
---------                                          --------- -------- --------------------
Tax-Managed U.S. Equity Portfolio................. $ 17,032  $ 22,813       $ (8,941)
Tax-Managed U.S. Targeted Value Portfolio.........  216,992   300,019        (96,789)
Tax-Managed U.S. Small Cap Portfolio..............  101,661    79,021        (41,451)
T.A. U.S. Core Equity 2 Portfolio.................   57,724    72,090         (2,415)
Tax-Managed DFA International Value Portfolio.....   46,830    59,843        (25,463)
T.A. World ex U.S. Core Equity Portfolio..........   19,147    16,432         (1,299)

J. SECURITIES LENDING:

   As of October 31, 2019, certain of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                    NON-CASH
                                                   COLLATERAL
                                                     MARKET
                                                     VALUE
                                                   ----------
Tax-Managed U.S. Equity Portfolio.................  $ 59,660
Tax-Managed U.S. Targeted Value Portfolio.........   205,902
Tax-Managed U.S. Small Cap Portfolio..............   164,779
T.A. U.S. Core Equity 2 Portfolio.................   286,037
Tax-Managed DFA International Value Portfolio.....     1,207
T.A. World ex U.S. Core Equity Portfolio..........    26,896

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, a Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                  AS OF OCTOBER 31, 2019
                                                   -----------------------------------------------------
                                                   OVERNIGHT AND            BETWEEN
                                                    CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                   ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
TAX-MANAGED U.S. EQUITY PORTFOLIO
   Common Stocks..................................   $ 81,958       --         --         --    $ 81,958
TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
   Common Stocks, Preferred Stocks................    388,716       --         --         --     388,716
TAX-MANAGED U.S. SMALL CAP PORTFOLIO
   Common Stocks, Preferred Stocks,
     Rights/Warrants..............................    311,956       --         --         --     311,956
T.A. U.S. CORE EQUITY 2 PORTFOLIO
   Common Stocks, Preferred Stocks................    374,105       --         --         --     374,105
TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
   Common Stocks, Preferred Stocks................         11       --         --         --          11
T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
   Common Stocks, Preferred Stocks,
     Rights/Warrants..............................      9,383       --         --         --       9,383

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Fund's financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                 APPROXIMATE
                                                                  PERCENTAGE
                                                    NUMBER OF   OF OUTSTANDING
                                                   SHAREHOLDERS     SHARES
                                                   ------------ --------------
Tax-Managed U.S. Marketwide Value Portfolio.......      3             91%
Tax-Managed U.S. Equity Portfolio.................      3             87%
Tax-Managed U.S. Targeted Value Portfolio.........      3             96%
Tax-Managed U.S. Small Cap Portfolio..............      3             93%
T.A. U.S. Core Equity 2 Portfolio.................      3             86%
Tax-Managed DFA International Value Portfolio.....      3             94%
T.A. World ex U.S. Core Equity Portfolio..........      3             86%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the Court's dismissal order and order denying the Trustee's motion for leave to amend to the Second Circuit. The Second Circuit appeal is pending.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedule of investments/summary schedules of portfolio holdings, of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (seven of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                       THE DFA INVESTMENT TRUST COMPANY

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES VS.
RUSSELL 3000(R) VALUE INDEX
OCTOBER 31, 2009-OCTOBER 31, 2019

                                    [CHART]

            The Tax-Managed U.S. Marketwide         Russell 3000/R/
                     Value Series                     Value Index
            -------------------------------       -------------------
10/31/2009              $10,000                         $10,000
11/30/2009               10,464                          10,544
12/31/2009               10,848                          10,778
 1/31/2010               10,544                          10,474
 2/28/2010               11,030                          10,817
 3/31/2010               11,900                          11,537
 4/30/2010               12,364                          11,879
 5/31/2010               11,305                          10,900
 6/30/2010               10,442                          10,258
 7/31/2010               11,276                          10,955
 8/31/2010               10,537                          10,458
 9/30/2010               11,588                          11,294
10/31/2010               12,038                          11,640
11/30/2010               12,067                          11,607
12/31/2010               13,205                          12,527
 1/31/2011               13,532                          12,787
 2/28/2011               14,293                          13,274
 3/31/2011               14,387                          13,337
 4/30/2011               14,728                          13,681
 5/31/2011               14,496                          13,528
 6/30/2011               14,242                          13,246
 7/31/2011               13,640                          12,806
 8/31/2011               12,502                          11,980
 9/30/2011               11,233                          11,043
10/31/2011               12,799                          12,332
11/30/2011               12,698                          12,271
12/31/2011               12,828                          12,514
 1/31/2012               13,495                          13,016
 2/29/2012               14,206                          13,508
 3/31/2012               14,511                          13,910
 4/30/2012               14,242                          13,764
 5/31/2012               13,241                          12,954
 6/30/2012               13,938                          13,595
 7/31/2012               14,061                          13,715
 8/31/2012               14,590                          14,022
 9/30/2012               15,112                          14,471
10/31/2012               15,163                          14,392
11/30/2012               15,257                          14,390
12/31/2012               15,700                          14,710
 1/31/2013               16,737                          15,660
 2/28/2013               16,998                          15,881
 3/31/2013               17,839                          16,513
 4/30/2013               17,962                          16,742
 5/31/2013               18,550                          17,177
 6/30/2013               18,441                          17,032
 7/31/2013               19,565                          17,965
 8/31/2013               18,985                          17,275
 9/30/2013               19,681                          17,752
10/31/2013               20,609                          18,513
11/30/2013               21,465                          19,046
12/31/2013               22,059                          19,518
 1/31/2014               21,189                          18,820
 2/28/2014               21,965                          19,638
 3/31/2014               22,292                          20,089
 4/30/2014               22,342                          20,223
 5/31/2014               22,872                          20,506
 6/30/2014               23,459                          21,071
 7/31/2014               23,096                          20,638
 8/31/2014               23,945                          21,407
 9/30/2014               23,336                          20,887
10/31/2014               23,735                          21,431
11/30/2014               24,046                          21,827
12/31/2014               24,286                          21,997
 1/31/2015               23,067                          21,114
 2/28/2015               24,743                          22,133
 3/31/2015               24,503                          21,884
 4/30/2015               24,757                          22,035
 5/31/2015               25,134                          22,293
 6/30/2015               24,873                          21,884
 7/31/2015               24,946                          21,923
 8/31/2015               23,372                          20,635
 9/30/2015               22,640                          20,005
10/31/2015               24,431                          21,483
11/30/2015               24,474                          21,607
12/31/2015               23,655                          21,088
 1/31/2016               22,146                          19,973
 2/29/2016               22,096                          19,979
 3/31/2016               23,648                          21,435
 4/30/2016               24,242                          21,885
 5/31/2016               24,525                          22,230
 6/30/2016               24,496                          22,413
 7/31/2016               25,163                          23,105
 8/31/2016               25,424                          23,313
 9/30/2016               25,540                          23,282
10/31/2016               25,112                          22,890
11/30/2016               27,027                          24,328
12/31/2016               27,759                          24,968
 1/31/2017               28,093                          25,117
 2/28/2017               28,861                          25,976
 3/31/2017               28,622                          25,715
 4/30/2017               28,898                          25,678
 5/31/2017               28,796                          25,592
 6/30/2017               29,282                          26,046
 7/31/2017               29,724                          26,379
 8/31/2017               29,449                          26,046
 9/30/2017               30,522                          26,897
10/31/2017               30,790                          27,080
11/30/2017               31,922                          27,905
12/31/2017               32,531                          28,262
 1/31/2018               34,184                          29,300
 2/28/2018               32,451                          27,896
 3/31/2018               31,769                          27,465
 4/30/2018               31,922                          27,585
 5/31/2018               32,248                          27,857
 6/30/2018               32,219                          27,935
 7/31/2018               33,553                          28,994
 8/31/2018               34,184                          29,442
 9/30/2018               34,249                          29,441
10/31/2018               32,103                          27,834
11/30/2018               32,806                          28,638
12/31/2018               29,253                          25,838
 1/31/2019               31,980                          27,905
 2/28/2019               32,937                          28,810
 3/31/2019               32,705                          28,922
 4/30/2019               34,025                          29,952             Past performance is not predictive
 5/31/2019               31,566                          27,991             of future performance.
 6/30/2019               33,894                          29,985
 7/31/2019               34,336                          30,220             The returns shown do not reflect
 8/31/2019               32,756                          29,278             the deduction of taxes that a
 9/30/2019               34,046                          30,352             shareholder would pay on fund
10/31/2019               34,938                          30,797             distributions or the redemption of
                                                                            fund shares.
AVERAGE ANNUAL
TOTAL RETURN        ONE YEAR       FIVE YEARS       TEN YEARS               Russell data copyright (C) Russell
--------------      --------       ----------       ---------               Investment Group 1995-2019, all
                     8.83%           8.04%           13.33%                 rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large- cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------


Russell 3000(R) Index........................................................... 13.49%
Russell 1000(R) Index (large-cap stocks)........................................ 14.15%
Russell Midcap(R) Index (mid-cap stocks)........................................ 13.72%
Russell 2000(R) Index (small-cap stocks)........................................  4.90%
Russell Microcap(R) Index (micro-cap stocks).................................... -3.27%
Dow Jones U.S. Select REIT lndex/SM/............................................ 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------


Russell  1000(R) Value Index (larqe-cap value stocks).................................... 11.21%
Russell  1000(R) Growth Index (larqe-cap growth stocks).................................. 17.10%
Russell  2000(R) Value Index (small-cap value stocks)....................................  3.22%
Russell  2000(R) Growth Index (small-cap growth stocks)..................................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

   The Tax-Managed U.S. Marketwide Value Series invests in a broadly diversified group of U.S. low relative price (value) stocks while considering the federal tax implications of investment decisions. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Series held approximately 1,200 securities. Average cash exposure throughout the year was less than 1% of the Series' assets.

   For the 12 months ended October 31, 2019, total returns were 8.83% for the Series and 10.65% for the Russell 3000(R) Value Index, the Series' benchmark. As a result of the Series' diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Series' greater emphasis on value stocks detracted from performance relative to the benchmark. At the sector level, the Series' exclusions of real estate investment trusts (REITs) and certain utilities had a negative impact on relative performance, as REITs and utilities generally outperformed in the U.S.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLE

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
-------------------------------------------------
Actual Fund Return................................ $1,000.00 $1,026.90    0.21%     $1.07
Hypothetical 5% Annual Return..................... $1,000.00 $1,024.15    0.21%     $1.07

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 27 and 30, 2019. They are available upon request, without charge, by calling collect:
(512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.
-------------------

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO
         THE TAX-MANAGED U.S. MARKETWIDE VALUE
                     SERIES
Communication Services............................  13.1%
Consumer Discretionary............................   6.5%
Consumer Staples..................................   6.1%
Energy............................................   9.6%
Financials........................................  24.1%
Health Care.......................................  13.5%
Industrials.......................................  12.2%
Information Technology............................  12.0%
Materials.........................................   2.6%
Real Estate.......................................   0.2%
Utilities.........................................   0.1%
                                                   -----
                                                   100.0%

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (12.9%)
    Activision Blizzard, Inc..........................   496,359 $   27,810,995       0.4%
    AT&T, Inc......................................... 7,170,552    275,994,547       3.8%
*   Charter Communications, Inc., Class A.............   339,394    158,788,877       2.2%
    Comcast Corp., Class A............................ 6,410,970    287,339,675       4.0%
    Walt Disney Co. (The).............................   559,809     72,730,385       1.0%
    Other Securities..................................              132,011,260       1.7%
                                                                 --------------      ----
TOTAL COMMUNICATION SERVICES..........................              954,675,739      13.1%
                                                                 --------------      ----
CONSUMER DISCRETIONARY -- (6.4%)
    General Motors Co................................. 1,095,598     40,712,422       0.6%
    Royal Caribbean Cruises, Ltd......................   322,500     35,097,675       0.5%
    Target Corp.......................................   277,933     29,713,817       0.4%
    Other Securities..................................              365,399,739       5.0%
                                                                 --------------      ----
TOTAL CONSUMER DISCRETIONARY..........................              470,923,653       6.5%
                                                                 --------------      ----
CONSUMER STAPLES -- (6.0%)
    Archer-Daniels-Midland Co.........................   813,476     34,198,531       0.5%
    Mondelez International, Inc., Class A............. 2,081,099    109,153,642       1.5%
    Tyson Foods, Inc., Class A........................   405,030     33,532,434       0.5%
    Walgreens Boots Alliance, Inc.....................   659,669     36,136,668       0.5%
    Walmart, Inc...................................... 1,173,687    137,626,538       1.9%
    Other Securities..................................               89,969,469       1.1%
                                                                 --------------      ----
TOTAL CONSUMER STAPLES................................              440,617,282       6.0%
                                                                 --------------      ----
ENERGY -- (9.5%)
    Chevron Corp...................................... 1,304,634    151,520,193       2.1%
    ConocoPhillips.................................... 1,439,649     79,468,625       1.1%
    Exxon Mobil Corp.................................. 2,133,521    144,162,014       2.0%
    Marathon Petroleum Corp........................... 1,004,662     64,248,135       0.9%
    Phillips 66.......................................   775,455     90,588,653       1.3%
    Valero Energy Corp................................   605,899     58,760,085       0.8%
    Other Securities..................................              111,377,524       1.4%
                                                                 --------------      ----
TOTAL ENERGY..........................................              700,125,229       9.6%
                                                                 --------------      ----
FINANCIALS -- (23.8%)
    Bank of America Corp.............................. 5,929,137    185,404,114       2.6%
*   Berkshire Hathaway, Inc., Class B.................   561,141    119,287,354       1.6%
    Capital One Financial Corp........................   372,872     34,770,314       0.5%
    Citigroup, Inc.................................... 1,870,326    134,401,626       1.9%
    Goldman Sachs Group, Inc. (The)...................   205,139     43,772,560       0.6%
    JPMorgan Chase & Co............................... 2,307,658    288,272,637       4.0%
    MetLife, Inc......................................   949,912     44,446,382       0.6%
    Morgan Stanley.................................... 1,036,923     47,750,304       0.7%
    PNC Financial Services Group, Inc. (The)..........   217,040     31,839,768       0.4%
    Prudential Financial, Inc.........................   497,625     45,353,542       0.6%
    Wells Fargo & Co.................................. 3,018,887    155,865,136       2.2%
    Other Securities..................................              621,905,809       8.4%
                                                                 --------------      ----
TOTAL FINANCIALS......................................            1,753,069,546      24.1%
                                                                 --------------      ----

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                                  PERCENTAGE
                                                        SHARES       VALUE+     OF NET ASSETS++
                                                       --------- -------------- ---------------
HEALTH CARE -- (13.3%)
    Abbott Laboratories...............................   915,297 $   76,527,982        1.1%
    Anthem, Inc.......................................   504,640    135,788,531        1.9%
*   Cigna Corp........................................   299,456     53,440,918        0.7%
    CVS Health Corp................................... 1,510,745    100,298,361        1.4%
    Danaher Corp......................................   405,225     55,848,109        0.8%
    Humana, Inc.......................................   198,071     58,272,488        0.8%
    Medtronic P.L.C...................................   814,175     88,663,657        1.2%
    Pfizer, Inc....................................... 3,696,959    141,852,317        2.0%
    Thermo Fisher Scientific, Inc.....................   435,609    131,545,206        1.8%
    Other Securities..................................              137,183,749        1.8%
                                                                 --------------      -----
TOTAL HEALTH CARE.....................................              979,421,318       13.5%
                                                                 --------------      -----
INDUSTRIALS -- (12.0%)
    CSX Corp.......................................... 1,055,544     74,173,077        1.0%
    Ingersoll-Rand P.L.C..............................   213,109     27,041,401        0.4%
    L3Harris Technologies, Inc........................   130,611     26,946,355        0.4%
    Norfolk Southern Corp.............................   545,229     99,231,678        1.4%
    Republic Services, Inc............................   429,755     37,607,860        0.5%
    Southwest Airlines Co.............................   531,263     29,819,792        0.4%
    Union Pacific Corp................................   561,768     92,950,133        1.3%
    United Technologies Corp..........................   245,098     35,191,171        0.5%
    Other Securities..................................              462,559,137        6.3%
                                                                 --------------      -----
TOTAL INDUSTRIALS.....................................              885,520,604       12.2%
                                                                 --------------      -----
INFORMATION TECHNOLOGY -- (11.9%)
    Cisco Systems, Inc................................ 4,221,011    200,540,233        2.8%
    Intel Corp........................................ 4,943,498    279,455,942        3.9%
*   Micron Technology, Inc............................   878,203     41,758,553        0.6%
    Other Securities..................................              353,902,964        4.7%
                                                                 --------------      -----
TOTAL INFORMATION TECHNOLOGY..........................              875,657,692       12.0%
                                                                 --------------      -----
MATERIALS -- (2.5%)
    Other Securities..................................              187,944,296        2.6%
                                                                 --------------      -----
REAL ESTATE -- (0.2%)
    Other Securities..................................               14,026,073        0.2%
                                                                 --------------      -----
UTILITIES -- (0.1%)
    Other Securities..................................               10,107,553        0.1%
                                                                 --------------      -----
TOTAL COMMON STOCKS
    (Cost $3,953,673,965).............................            7,272,088,985       99.9%
                                                                 --------------      -----
TEMPORARY CASH INVESTMENTS -- (0.0%)
    State Street Institutional U.S. Government Money
    Market Fund, 1.752%............................... 2,947,951      2,947,951        0.1%
                                                                 --------------      -----
SECURITIES LENDING COLLATERAL -- (1.4%)
    @(S) The DFA Short Term Investment Fund........... 8,794,388    101,759,864        1.4%
                                                                 --------------      -----
TOTAL INVESTMENTS--(100.0%)
    (Cost $4,058,366,096).............................           $7,376,796,800      101.4%
                                                                 ==============      =====

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                            INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                       --------------------------------------------------
                                                          LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                                       -------------- ------------ ------- --------------
Common Stocks
    Communication Services............................ $  954,675,739           --   --    $  954,675,739
    Consumer Discretionary............................    470,921,272 $      2,381   --       470,923,653
    Consumer Staples..................................    440,617,282           --   --       440,617,282
    Energy............................................    700,125,229           --   --       700,125,229
    Financials........................................  1,753,040,635       28,911   --     1,753,069,546
    Health Care.......................................    979,421,318           --   --       979,421,318
    Industrials.......................................    885,520,604           --   --       885,520,604
    Information Technology............................    875,657,692           --   --       875,657,692
    Materials.........................................    187,944,296           --   --       187,944,296
    Real Estate.......................................     14,026,073           --   --        14,026,073
    Utilities.........................................     10,107,553           --   --        10,107,553
Temporary Cash Investments............................      2,947,951           --   --         2,947,951
Securities Lending Collateral.........................             --  101,759,864   --       101,759,864
                                                       -------------- ------------   --    --------------
TOTAL................................................. $7,275,005,644 $101,791,156   --    $7,376,796,800
                                                       ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

                       (AMOUNTS IN THOUSANDS)
                                                                       THE TAX-MANAGED
                                                                       U.S. MARKETWIDE
                                                                        VALUE SERIES*
                                                                       ---------------
ASSETS:
Investment Securities at Value (including $168,662 of securities on
  loan, respectively).................................................   $7,272,089
Temporary Cash Investments at Value & Cost............................        2,948
Collateral from Securities on Loan Invested in Affiliate at Value
  (including cost of $101,744)........................................      101,760
Receivables:
   Investment Securities Sold.........................................           39
   Dividends and Interest.............................................        8,441
   Securities Lending Income..........................................          153
                                                                         ----------
       Total Assets...................................................    7,385,430
                                                                         ----------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...................................      101,743
   Investment Securities Purchased....................................        4,284
   Due to Advisor.....................................................        1,202
Accrued Expenses and Other Liabilities................................          446
                                                                         ----------
       Total Liabilities..............................................      107,675
                                                                         ----------
NET ASSETS............................................................   $7,277,755
                                                                         ==========
Investment Securities at Cost.........................................   $3,953,674
                                                                         ==========

--------
* See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                       THE TAX-MANAGED
                                                                       U.S. MARKETWIDE
                                                                        VALUE SERIES#
                                                                       ---------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $17)...................    $164,592
   Income from Securities Lending.....................................         987
                                                                          --------
       Total Investment Income........................................     165,579
                                                                          --------
EXPENSES
   Investment Management Fees.........................................      13,714
   Accounting & Transfer Agent Fees...................................         308
   Custodian Fees.....................................................          84
   Shareholders' Reports..............................................          10
   Directors'/Trustees' Fees & Expenses...............................          41
   Professional Fees..................................................         102
   Other..............................................................         161
                                                                          --------
       Total Expenses.................................................      14,420
                                                                          --------
   Net Expenses.......................................................      14,420
                                                                          --------
   NET INVESTMENT INCOME (LOSS).......................................     151,159
                                                                          --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
     Investment Securities Sold**.....................................     102,290
     Futures..........................................................      (2,039)
   Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.........................     326,938
     Affiliated Investment Companies Shares...........................           9
                                                                          --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)............................     427,198
                                                                          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $578,357
                                                                          ========

--------
** Net of foreign capital gain taxes withheld of $0.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                        THE TAX-MANAGED U.S.
                                                       MARKETWIDE VALUE SERIES
                                                       ----------------------
                                                          YEAR        YEAR
                                                          ENDED       ENDED
                                                         OCT 31,     OCT 31,
                                                          2019        2018
-                                                      ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)........................ $  151,159  $  139,407
  Net Realized Gain (Loss) on:
   Investment Securities Sold*,**.....................    102,290     226,155
   Affiliated Investment Companies Shares Sold........         --         (25)
   Futures............................................     (2,039)        697
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign Currency.........    326,938     (80,044)
   Affiliated Investment Companies Shares.............          9           2
                                                       ----------  ----------
       Net Increase (Decrease) in Net Assets
         Resulting from Operations....................    578,357     286,192
                                                       ----------  ----------
Transactions in Interest:
  Contributions.......................................    305,972     198,216
  Withdrawals.........................................   (436,360)   (321,718)
                                                       ----------  ----------
       Net Increase (Decrease) from Transactions
         in Interest..................................   (130,388)   (123,502)
                                                       ----------  ----------
       Total Increase (Decrease) in Net Assets........    447,969     162,690
NET ASSETS
  Beginning of Year...................................  6,829,786   6,667,096
                                                       ----------  ----------
  End of Year......................................... $7,277,755  $6,829,786
                                                       ==========  ==========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS

                                                          THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                                                   ----------------------------------------------------------
                                                      YEAR        YEAR        YEAR        YEAR        YEAR
                                                      ENDED       ENDED       ENDED       ENDED       ENDED
                                                     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                      2019        2018        2017        2016        2015
                                                   ----------  ----------  ----------  ----------  ----------
Total Return......................................       8.83%       4.26%      22.61%       2.79%       2.93%
                                                   ----------  ----------  ----------  ----------  ----------
Net Assets, End of Year (thousands)............... $7,277,755  $6,829,786  $6,667,096  $5,538,404  $5,348,412
Ratio of Expenses to Average Net Assets...........       0.21%       0.21%       0.21%       0.21%       0.21%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)...........................       0.21%       0.21%       0.21%       0.21%       0.21%
Ratio of Net Investment Income to Average Net
  Assets..........................................       2.20%       1.99%       2.02%       2.05%       1.82%
Portfolio Turnover Rate...........................         10%          5%          7%          9%          6%
                                                   ----------  ----------  ----------  ----------  ----------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the "Series"), is presented in this section of the report. The remaining ten operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC") Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day.

   Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. As of October 31, 2019, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $190 (in thousands).

   The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Trustee's deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee's first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2019, the Series' investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series...... 0.20%

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the year ended October 31, 2019, the total related amount paid by the Trust to the CCO was $73 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Series made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

                                                   OTHER INVESTMENT SECURITIES
                                                   ---------------------------
                                                   PURCHASES       SALES
-                                                  ---------        --------
The Tax-Managed U.S. Marketwide Value Series...... $837,761       $660,740

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                                                   CHANGE IN
                                                   BALANCE AT                       NET REALIZED  UNREALIZED
                                                   OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT
                                                      2018      AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2019
                                                   ----------- --------- ---------- ------------ ------------- ----------------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
The DFA Short Term Investment Fund                  $132,755   $838,971   $869,975       --           $9           $101,760
                                                    --------   --------   --------       --           --           --------
TOTAL                                               $132,755   $838,971   $869,975       --           $9           $101,760
                                                    ========   ========   ========       ==           ==           ========


                                                     SHARES AS OF   DIVIDEND CAPITAL GAIN
                                                   OCTOBER 31, 2019  INCOME  DISTRIBUTIONS
                                                   ---------------- -------- -------------
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
The DFA Short Term Investment Fund                      8,794        $3,485       --
                                                        -----        ------       --
TOTAL                                                   8,794        $3,485       --
                                                        =====        ======       ==

E. FEDERAL INCOME TAXES:

   The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to its partners.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               NET
                                                                                            UNREALIZED
                                                    FEDERAL    UNREALIZED    UNREALIZED    APPRECIATION
                                                    TAX COST  APPRECIATION (DEPRECIATION) (DEPRECIATION)
-                                                  ---------- ------------ -------------- --------------
The Tax-Managed U.S. Marketwide Value Series...... $4,059,954  $3,483,291    $(166,447)     $3,316,844

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. FINANCIAL INSTRUMENTS:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

DERIVATIVE FINANCIAL INSTRUMENTS:

   1. FUTURES CONTRACTS: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series will be subject to equity price risk when entering into stock index futures. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the realized and change in unrealized gains and losses from the Series' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                                   REALIZED GAIN (LOSS) ON
                                                         DERIVATIVES
                                                   ---------------------
                                                                EQUITY
                                                    TOTAL   CONTRACTS*,(1)
-                                                  -------  --------------
The Tax-Managed U.S. Marketwide Value Series...... $(2,039)    $(2,039)*

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on:
   Futures.

* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Series had limited activity in futures contracts.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                     WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT
                                                      AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING
                                                   INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD
-                                                  ------------- ------------ ------------ -------- ---------------
The Tax-Managed U.S. Marketwide Value Series......     2.92%        $6,634         41        $23        $28,250

                                                     OUTSTANDING
                                                      BORROWINGS
                                                   AS OF 10/31/2019
-                                                  ----------------
The Tax-Managed U.S. Marketwide Value Series......        --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that the Series' available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Series did not use the interfund lending program during the year ended October 31, 2019.

H. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

   For the year ended October 31, 2019, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                          PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                          --------- ------- --------------------
The Tax-Managed U.S. Marketwide Value Series...... $240,546  $31,120       $(7,618)

I. SECURITIES LENDING:

   As of October 31, 2019, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                        NON-CASH
                                                                       COLLATERAL
                                                                         MARKET
                                                                         VALUE
                                                                       ----------
The Tax-Managed U.S. Marketwide Value Series..........................  $72,251

   The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                                     REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                                  AS OF OCTOBER 31, 2019
                                                   -----------------------------------------------------
                                                   OVERNIGHT AND            BETWEEN
                                                    CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                                   ------------- -------- ------------ -------- --------
SECURITIES LENDING TRANSACTIONS
THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
   Common Stocks..................................   $101,743       --         --         --    $101,743

J. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Series' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Series' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

L. OTHER:

   The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The Tax-Managed U.S. Marketwide Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The Tax-Managed U.S. Marketwide Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the Court's dismissal order and order denying the Trustee's motion for leave to amend to the Second Circuit. The Second Circuit appeal is pending.

   Litigation counsel to The Tax-Managed U.S. Marketwide Value Series in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The Tax-Managed U.S. Marketwide Value Series arising from the Lawsuits. Until The Tax-Managed U.S. Marketwide Value Series can do so, no reduction of the net asset value of The Tax-Managed U.S. Marketwide Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of The Tax-Managed U.S. Marketwide Value Series at this time.

   The Tax-Managed U.S. Marketwide Value Series also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on the net asset value of The Tax-Managed U.S. Marketwide Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expenses incurred by The Tax-Managed U.S. Marketwide Value Series.

M. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Tax-Managed U.S. Marketwide Value Series

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Tax-Managed U.S. Marketwide Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                TERM OF                                               PORTFOLIOS WITHIN   OTHER DIRECTORSHIPS OF
                               OFFICE/1/ AND                                            THE DFA FUND        PUBLIC COMPANIES
 NAME, ADDRESS AND             LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX/2/         HELD DURING PAST
  YEAR OF BIRTH      POSITION   SERVICE                       YEARS                       OVERSEEN               5 YEARS
 -----------------   --------- ------------   -------------------------------------  -------------------- ----------------------
George M.            Director  Since 1983     Leo Melamed Professor of Finance,      128 portfolios in 4   None
Constantinides                                University of Chicago Booth School of  investment
University of                                 Business (since 1978).                 companies
Chicago Booth
School of Business
5807 S. Woodlawn
Avenue Chicago, IL
60637
1947

Douglas W.           Director  Since 2017     Merton H. Miller Distinguished         128 portfolios in 4   None
Diamond c/o                                   Service Professor of Finance,          investment
Dimensional Fund                              University of Chicago Booth School of  companies
Advisors LP 6300                              Business (since 1988). Visiting
Bee Cave Road,                                Scholar, Federal Reserve Bank of
Building One                                  Richmond (since 1990). Formerly,
Austin, TX 78746                              Fischer Black Visiting Professor of
1953                                          Financial Economics, Alfred P. Sloan
                                              School of Management, Massachusetts
                                              Institute of Technology (2015 to
                                              2016).

Darrell Duffie c/o   Director  Since March    Dean Witter Distinguished Professor    128 portfolios in 4   Formerly,
Dimensional Fund               2019           of Finance, Graduate School of         investment            Director,
Advisors LP 6300                              Business, Stanford University (since   companies             Moody's
Bee Cave Road,                                1984).                                                       Corporation
Building One                                                                                               (financial
Austin, TX 78746                                                                                           information and
1954                                                                                                       information
                                                                                                           technology) (2008-
                                                                                                           April 2018).

Roger G. Ibbotson    Director  Since 1981     Professor in Practice Emeritus of      128 portfolios in 4   None
Yale School of                                Finance, Yale School of Management     investment
Management P.O.                               (since 1984). Chairman and Partner,    companies
Box 208200 New                                Zebra Capital Management, LLC (hedge
Haven, CT 06520-                              fund and asset manager) (since 2001).
8200                                          Formerly, Consultant to Momingstar,
1943                                          Inc. (2006 - 2016).

Edward P. Lazear     Director  Since 2010     Distinguished Visiting Fellow, Becker  128 portfolios in 4   None
Stanford University                           Friedman Institute for Research in     investment
Graduate School of                            Economics, University of Chicago       companies
Business                                      (since 2015). Morris Arnold Cox
Knight Management                             Senior Fellow, Hoover Institution
Center, E346                                  (since 2002). Davies Family Professor
Stanford, CA 94305                            of Economics, Graduate School of
1948                                          Business, Stanford University (since
                                              1995). Cornerstone Research (expert
                                              testimony and economic and financial
                                              analysis) (since 2009).

Myron S. Scholes     Director  Since 1981     Chief Investment Strategist, Janus     128 portfolios in 4   Formerly, Adviser,
c/o Dimensional                               Henderson Investors (since 2014).      investment            Kuapay, Inc.
Fund Advisors LP                              Frank E. Buck Professor of Finance,    companies             (2013-2014).
6300 Bee Cave                                 Emeritus, Graduate School of                                 Formerly,
Road, Building One                            Business, Stanford University (since                         Director,
Austin, TX 78746                              1981).                                                       American Century
1941                                                                                                       Fund Complex
                                                                                                           (registered
                                                                                                           investment
                                                                                                           companies) (43
                                                                                                           Portfolios) (1980-
                                                                                                           2014).

                               TERM OF                                               PORTFOLIOS WITHIN   OTHER DIRECTORSHIPS OF
                              OFFICE/1/ AND                                            THE DFA FUND        PUBLIC COMPANIES
NAME, ADDRESS AND             LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5        COMPLEX/2/       HELD DURING PAST /5/
  YEAR OF BIRTH     POSITION   SERVICE                       YEARS                       OVERSEEN                YEARS
 -----------------  --------- ------------   -------------------------------------  -------------------- ----------------------
Abbie J. Smith      Director  Since 2000     Boris and Irene Stern Distinguished    128 portfolios in 4  Director (since
University of                                Service Professor of Accounting,       investment           2000) and
Chicago Booth                                University of Chicago Booth School of  companies            formerly, Lead
School of Business                           Business (since 1980).                                      Director (2014-
5807 S. Woodlawn                                                                                         2017), HNI
Avenue Chicago, IL                                                                                       Corporation (office
60637                                                                                                    furniture); Director,
1953                                                                                                     Ryder System Inc.
                                                                                                         (transportation,
                                                                                                         logistics and
                                                                                                         supply-chain
                                                                                                         management)
                                                                                                         (since 2003); and
                                                                                                         Trustee, UBS
                                                                                                         Funds (3
                                                                                                         investment
                                                                                                         companies within
                                                                                                         the fund complex)
                                                                                                         (19 portfolios)
                                                                                                         (since 2009).

Ingrid M. Werner    Director  Since March    Martin and Andrew Murrer Professor of  128 portfolios in 4  Director, Fourth
c/o Dimensional               2019           Finance, Fisher College of Business,   investment           Swedish AP Fund
Fund Advisors LP                             The Ohio State University (since       companies            (pension fund asset
6300 Bee Cave                                1998). Adjunct Member, the Prize                            management)
Road, Building One                           Committee for the Swedish Riksbank                          (since 2017).
Austin, TX 78746                             Prize in Economic Sciences in Memory
1961                                         of Alfred Nobel (annual award for
                                             significant scientific research
                                             contribution) (since January 2018).
                                             President, Western Finance
                                             Association (global association of
                                             academic researchers and
                                             practitioners in finance) (since June
                                             2018). Director, American Finance
                                             Association (global association of
                                             academic researchers and
                                             practitioners in finance) (since
                                             January 2019). Member, Economic
                                             Advisory Committee, FINRA (since
                                             2017). Chairman, Scientific Advisory
                                             Board, Swedish House of Finance
                                             (institute supporting academic
                                             research in finance) (since 2014).
                                             Member, Scientific Board, Danish
                                             Finance Institute (institute
                                             supporting academic research in
                                             finance) (since 2017). Member,
                                             Academic Board, Mistra Financial
                                             Systems (organization funding
                                             academic research on environment,
                                             governance and climate/sustainability
                                             in finance) (since 2016). Fellow,
                                             Center for Analytical Finance
                                             (academic research) (since
                                             2015).Associate Editor, Journal of
                                             Finance (since 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                           TERM OF                                              PORTFOLIOS WITHIN  OTHER DIRECTORSHIPS
NAME, ADDRESS             OFFICE/1/ AND                                           THE DFA FUND     OF PUBLIC COMPANIES
 AND YEAR OF              LENGTH OF        PRINCIPAL OCCUPATION DURING PAST        COMPLEX/2/       HELD DURING PAST
    BIRTH       POSITION   SERVICE                      5 YEARS                     OVERSEEN            5 YEARS
 -------------  --------  -----------      --------------------------------     -----------------  -------------------
David G. Booth  Chairman    Since        Chairman, Director/Trustee, and        128 portfolios            None
6300 Bee Cave   and         1981         formerly, President and Co-Chief       in 4 investment
Road, Building  Director                 Executive Officer (each until March    companies
One                                      2017) of Dimensional Emerging Markets
Austin, TX                               Value Fund ("DEM"), DFAIDG,
78746                                    Dimensional Investment Group Inc.
1946                                     ("DIG") and The DFA Investment Trust
                                         Company ("DFAITC"). Executive
                                         Chairman, and formerly, President and
                                         Co-Chief Executive Officer (each
                                         until February 2017) of Dimensional
                                         Holdings Inc., Dimensional Fund
                                         Advisors LP, Dimensional Investment
                                         LLC and DFA Securities LLC
                                         (collectively with DEM, DFAIDG, DIG
                                         and DFAITC, the "DFA Entities").
                                         Formerly, Chairman and Director
                                         (2009-2018) and Co-Chief Executive
                                         Officer (2010 - June 2017) of
                                         Dimensional Fund Advisors Canada ULC.
                                         Trustee, University of Chicago (since
                                         2002). Trustee, University of Kansas
                                         Endowment Association (since 2005).
                                         Formerly, Director of Dimensional
                                         Fund Advisors Ltd. (2002 - July
                                         2017), DFA Australia Limited (1994 -
                                         July 2017), Dimensional Advisors Ltd.
                                         (2012 - July 2017), Dimensional Funds
                                         pic (2006 - July 2017) and
                                         Dimensional Funds II pic (2006 - July
                                         2017). Formerly, Director and
                                         President of Dimensional Japan Ltd.
                                         (2012 - April 2017). Formerly,
                                         President, Dimensional SmartNest (US)
                                         LLC (2009-2014); and Limited Partner,
                                         VSC Investors, LLC (2007-2015).
                                         Formerly, Chairman, Director,
                                         President and Co- Chief Executive
                                         Officer of Dimensional Cayman
                                         Commodity Fund I Ltd. (2010-September
                                         2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                             TERM OF
                            OFFICE/1/
   NAME AND                 AND LENGTH    PRINCIPAL OCCUPATION DURING PAST
 YEAR OF BIRTH    POSITION  OF SERVICE                 5 YEARS
 -------------  ----------  ----------    --------------------------------
  Valerie A.    Vice        Since       Vice President and Assistant
  Brown         President   2001        Secretary of
  1967          and
                Assistant                   .  all the DFA Entities (since
                Secretary                      2001)

                                            .  DFA Australia Limited (since
                                               2002)

                                            .  Dimensional Fund Advisors Ltd.
                                               (since 2002)

                                            .  Dimensional Cayman Commodity
                                               Fund I Ltd. (since 2010)

                                            .  Dimensional Fund Advisors Pte.
                                               Ltd. (since 2012)

                                            .  Dimensional Hong Kong Limited
                                               (since 2012)

                                        Director, Vice President and
                                        Assistant Secretary (since 2003) of

                                            .  Dimensional Fund Advisors
                                               Canada ULC

  Ryan P.       Vice        Since       Vice President and Assistant
  Buechner      President   September   Secretary of
  1982          and         2019
                Assistant                   .  DFAIDG, DIG, DFAITC and DEM
                Secretary                      (since September 2019)

                                        Vice President (since January 2018) of

                                            .  Dimensional Holdings Inc.

                                            .  Dimensional Fund Advisors LP

                                            .  Dimensional Investment LLC

                                            .  DFA Securities LLC

  David P.      Co-Chief    Since       Co-Chief Executive Officer (since
  Butler        Executive   2017        2017) of
  1964          Officer
                                            .  all the DFA entities

                                        Director (since 2017) of

                                            .  Dimensional Holdings Inc.

                                            .  Dimensional Fund Advisors
                                               Canada ULC

                                            .  Dimensional Japan Ltd.

                                            .  Dimensional Advisors Ltd.

                                            .  Dimensional Fund Advisors Ltd.

                                            .  DFA Australia Limited

                                        Director and Co-Chief Executive
                                        Officer (since 2017) of

                                            .  Dimensional Cayman Commodity
                                               Fund I Ltd.

                                        Head of Global Financial Advisor
                                        Services (since 2007) for

                                            .  Dimensional Fund Advisors LP

                                        Formerly, Vice President (2007 -
                                        2017) of

                                            .  all the DFA Entities

  Stephen A.    Executive   Since       Executive Vice President (since 2017)
  Clark 1972    Vice        2017        of
                President
                                            .  all the DFA entities

                                        Director and Vice President (since
                                        2016) of

                                            .  Dimensional Japan Ltd.

                                        President and Director (since 2016) of

                                            .  Dimensional Fund Advisors
                                               Canada ULC
                                        Vice President (since 2008) and
                                        Director (since 2016) of

                                            .  DFA Australia Limited
                                        Director (since 2016) of

                                            .  Dimensional Advisors Ltd.

                                            .  Dimensional Fund Advisors Pte.
                                               Ltd.

                                            .  Dimensional Hong Kong Limited

                                        Vice President (since 2016) of

                                            .  Dimensional Fund Advisors Pte.
                                               Ltd.

                                        Formerly, Vice President (2004 -
                                        2017) of

                                            .  all the DFA Entities
                                        Formerly, Vice President (2010 -
                                        2016) of

                                            .  Dimensional Fund Advisors
                                               Canada ULC

                                        Formerly, Head of Institutional,
                                        North America (2012 - 2013) and Head
                                        of Global Institutional Services
                                        (2014-2018) for

                                            .  Dimensional Fund Advisors LP

                              TERM OF
                             OFFICE/1/
  NAME AND                   AND LENGTH    PRINCIPAL OCCUPATION DURING PAST
YEAR OF BIRTH     POSITION   OF SERVICE                 5 YEARS
-------------   ----------   ----------    --------------------------------
Christopher    Vice          Since       Vice President and Global Chief
S.             President     2004        Compliance Officer (since 2004) of
Crossan        and Global
1965           Chief                         .  all the DFA Entities
               Compliance
               Officer                       .  FA Australia Limited

                                             .  Dimensional Fund Advisors Ltd.

                                         Chief Compliance Officer (since 2006)
                                         and Chief Privacy Officer (since
                                         2015) of

                                             .  Dimensional Fund Advisors
                                                Canada ULC

                                         Chief Compliance Officer of

                                             .  Dimensional Fund Advisors Pte.
                                                Ltd. (since 2012)

                                             .  Dimensional Japan Ltd. (since
                                                2017)

                                         Formerly, Vice President and Global
                                         Chief Compliance Officer (2010 -
                                         2014) for

                                             .  Dimensional SmartNest (US) LLC

Gregory K.     Vice          Vice        Vice President, Chief Financial
Hinkle         President,    President   Officer, and Treasurer (since 2016) of
1958           Chief         since
               Financial     2015 and        .  all the DFA Entities
               Officer, and  Chief
               Treasurer     Financial       .  Dimensional Advisors Ltd.
                             Officer
                             and             .  Dimensional Fund Advisors Ltd.
                             Treasurer
                             since           .  Dimensional Hong Kong Limited
                             2016
                                             .  Dimensional Cayman Commodity
                                                Fund I Ltd.

                                             .  Dimensional Fund Advisors
                                                Canada ULC

                                             .  Dimensional Fund Advisors Pte.
                                                Ltd.

                                             .  DFA Australia Limited

                                         Director (since 2016) for

                                             .  Dimensional Funds pic

                                             .  Dimensional Funds II pic

                                         Formerly, interim Chief Financial
                                         Officer and interim Treasurer
                                         (2016) of

                                             .  all the DFA Entities

                                             .  Dimensional Fund Advisors LP

                                             .  Dimensional Fund Advisors Ltd.

                                             .  DFA Australia Limited

                                             .  Dimensional Advisors Ltd.

                                             .  Dimensional Fund Advisors Pte.
                                                Ltd.

                                             .  Dimensional Hong Kong Limited

                                             .  Dimensional Cayman Commodity
                                                Fund I Ltd.

                                             .  Dimensional Fund Advisors
                                                Canada ULC

                                         Formerly, Controller (2015 - 2016) of

                                             .  all the DFA Entities

                                             .  Dimensional Fund Advisors LP

                                         Formerly, Vice President (2008 -
                                         2015) of

                                             .  T. Rowe Price Group, Inc.

                                         Formerly, Director of Investment
                                         Treasury and Treasurer (2008 - 2015)
                                         of

                                             .  the T. Rowe Price Funds

Jeff J. Jeon   Vice          Since       Vice President (since 2004) and
1973           President     2004        Assistant Secretary (2017 - 2019) of

                                             .  all the DFA Entities

                                         Vice President and Assistant
                                         Secretary (since 2010) of

                                             .  Dimensional Cayman Commodity
                                                Fund I Ltd.

Joy Lopez      Vice          Vice        Vice President (since 2015) of
1971           President     President
               and           since           .  all the DFA Entities
               Assistant     2015 and
               Treasurer     Assistant   Assistant Treasurer (since 2017) of
                             Treasurer
                             since           .  the DFA Fund Complex
                             2017        Formerly, Senior Tax Manager (2013 -
                                         2015) for

                                             .  Dimensional Fund Advisors LP

Kenneth        Vice          Since       Vice President (since 2010) of
M. Manell      President     2010
1972                                         .  all the DFA Entities

                                             .  Dimensional Cayman Commodity
                                                Fund I Ltd.

Catherine      President     President   President (since 2017) of
L. Newell      and           since
1964           General       2017 and        .  the DFA Fund Complex
               Counsel       General     General Counsel (since 2001) of
                             Counsel
                             since           .  All the DFA Entities
                             2001
                                         Executive Vice President (since 2017)
                                         and Secretary (since 2000) of

                             TERM OF
                            OFFICE/1/
  NAME AND                  AND LENGTH    PRINCIPAL OCCUPATION DURING PAST
YEAR OF BIRTH    POSITION   OF SERVICE                 5 YEARS
-------------   ----------  ----------    --------------------------------

                                            .  Dimensional Fund Advisors LP

                                            .  Dimensional Holdings Inc.

                                            .  DFA Securities LLC

                                            .  Dimensional Investment LLC

                                        Director (since 2002), Vice President
                                        (since 1997) and Secretary (since
                                        2002) of

                                            .  DFA Australia Limited

                                            .  Dimensional Fund Advisors Ltd.

                                        Vice President and Secretary of

                                            .  Dimensional Fund Advisors
                                               Canada ULC (since 2003)

                                            .  Dimensional Cayman Commodity
                                               Fund I Ltd. (since 2010)

                                            .  Dimensional Japan Ltd. (since
                                               2012)

                                            .  Dimensional Advisors Ltd
                                               (since 2012)

                                            .  Dimensional Fund Advisors Pte.
                                               Ltd. (since 2012)

                                        Director of

                                            .  Dimensional Funds pic (since
                                               2002)

                                            .  Dimensional Funds II pic
                                               (since 2006)

                                            .  Director of Dimensional Japan
                                               Ltd. (since 2012)

                                            .  Dimensional Advisors Ltd.
                                               (since 2012)

                                            .  Dimensional Fund Advisors Pte.
                                               Ltd. (since 2012)

                                            .  Dimensional Hong Kong Limited
                                               (since 2012)

                                        Formerly, Vice President and
                                        Secretary (2010 - 2014) of

                                            .  Dimensional SmartNest (US) LLC

                                        Formerly, Vice President (1997 -
                                        2017) and Secretary (2000 - 2017) of

                                            .  the DFA Fund Complex

                                        Formerly, Vice President of

                                            .  Dimensional Fund Advisors LP
                                               (1997 - 2017)

                                            .  Dimensional Holdings Inc.
                                               (2006 - 2017)

                                            .  DFA Securities LLC (1997 -
                                               2017)

                                            .  Dimensional Investment LLC
                                               (2009 - 2017)

 Selwyn        Vice         Since       Vice President and Deputy Chief
 Notelovitz    President    2013        Compliance Officer of
 1961          and Deputy
               Chief                        .  the DFA Fund Complex (since
               Compliance                      2013)
               Officer
                                            .  Dimensional Fund Advisors LP
                                               (since 2012)

 Carolyn L.    Vice         Vice        Vice President (since 2010) and
 0 1974        President    President   Secretary (since 2017) of
               and          since
               Secretary    2010 and        .  the DFA Fund Complex
                            Secretary
                            since       Vice President (since 2010) and
                            2017        Assistant Secretary (since 2016) of

                                            .  Dimensional Fund Advisors LP

                                            .  Dimensional Holdings Inc.

                                            .  Dimensional Investment LLC

                                        Vice President of

                                            .  DFA Securities LLC (since 2010)

                                            .  Dimensional Cayman Commodity
                                               Fund I Ltd. (since 2010)

                                            .  Dimensional Fund Advisors
                                               Canada ULC (since 2016)

 Gerard K.     Co-Chief     Co-Chief    Co-Chief Executive Officer and Chief
 O'Reilly      Executive    Executive   Investment Officer (since 2017) of
 1976          Officer and  Officer
               Chief        and Chief       .  all the DFA Entities
               Investment   Investment
               Officer      Officer         .  Dimensional Fund Advisors
                            since              Canada ULC
                            2017
                                        Director, Chief Investment Officer
                                        and Vice President (since 2017) of

                                            .  DFA Australia Limited

                                        Chief Investment Officer (since 2017)
                                        and Vice President (since 2016) of

                                            .  Dimensional Japan Ltd.

                                        Director, Co-Chief Executive Officer
                                        and Chief Investment Officer (since
                                        2017) of

                                            .  Dimensional Cayman Commodity
                                               Fund I Ltd.

                                        Director of
                                            .  Dimensional Funds pic (since
                                               2014)

                                            .  Dimensional Fund II plc (since
                                               2014)

                                            .  Dimensional Holdings Inc.
                                               (since 2017)

                                        Formerly, Co-Chief Investment Officer
                                        of

                                            .  Dimensional Japan Ltd. (2016 -
                                               2017)

                             TERM OF
                            OFFICE/1/
   NAME AND                 AND LENGTH    PRINCIPAL OCCUPATION DURING PAST
 YEAR OF BIRTH    POSITION  OF SERVICE                 5 YEARS
 -------------  ----------  ----------    --------------------------------
                                            .  DFA Australia Limited (2014 -
                                               2017)

                                        Formerly, Executive Vice President
                                        (2017) and Co-Chief Investment
                                        Officer (2014-2017) of

                                            .  all the DFA Entities

                                        Formerly, Vice President (2007 -
                                        2017) of

                                            .  all the DFA Entities

                                        Formerly, Vice President and Co-Chief
                                        Investment Officer (2014 - 2017) of

                                            .  Dimensional Fund Advisors
                                               Canada ULC

                                        Formerly, Director (2017 - 2018) of

                                            .  Dimensional Fund Advisors Pte.
                                               Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).



                                                        NET
                                                    INVESTMENT    SHORT-TERM     LONG-TERM   RETURN
                                                      INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL
DFA INVESTMENT DIMENSIONS GROUP INC.               DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS
------------------------------------               ------------- ------------- ------------- ------- ---------- -------------
Tax-Managed U.S. Marketwide Value Portfolio.......       37%          --            63%        --        --          100%
Tax-Managed U.S. Equity Portfolio.................       92%          --             8%        --        --          100%
Tax-Managed U.S. Targeted Value Portfolio.........       27%          --            73%        --        --          100%
Tax-Managed U.S. Small Cap Portfolio..............       25%          --            75%        --        --          100%
T.A. U.S. Core Equity 2 Portfolio.................       75%          --            25%        --        --          100%
Tax-Managed DFA International Value Portfolio.....      100%          --            --         --        --          100%
T.A. World ex U.S. Core Equity Portfolio..........      100%          --            --         --        --          100%

                                                    QUALIFYING
                                                        FOR
                                                     CORPORATE
                                                     DIVIDENDS   QUALIFYING     U.S.      FOREIGN    FOREIGN   QUALIFYING
                                                     RECEIVED     DIVIDEND   GOVERNMENT     TAX       SOURCE    INTEREST
DFA INVESTMENT DIMENSIONS GROUP INC.               DEDUCTION (1) INCOME (2) INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)
------------------------------------               ------------- ---------- ------------ ---------- ---------- ----------
Tax-Managed U.S. Marketwide Value Portfolio.......      100%        100%         --          --         --         --
Tax-Managed U.S. Equity Portfolio.................      100%        100%         --          --         --         --
Tax-Managed U.S. Targeted Value Portfolio.........      100%        100%         --          --         --          1%
Tax-Managed U.S. Small Cap Portfolio..............      100%        100%         --          --         --          1%
T.A. U.S. Core Equity 2 Portfolio.................      100%        100%         --          --         --         --
Tax-Managed DFA International Value Portfolio.....       --         100%         --          10%       100%        --
T.A. World ex U.S. Core Equity Portfolio..........        1%        100%         --          10%       100%        --

                                                   QUALIFYING
                                                     SHORT-
                                                      TERM
                                                    CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.                GAIN (7)
------------------------------------               ----------
Tax-Managed U.S. Marketwide Value Portfolio.......     --
Tax-Managed U.S. Equity Portfolio.................     --
Tax-Managed U.S. Targeted Value Portfolio.........     --
Tax-Managed U.S. Small Cap Portfolio..............     --
T.A. U.S. Core Equity 2 Portfolio.................     --
Tax-Managed DFA International Value Portfolio.....     --
T.A. World ex U.S. Core Equity Portfolio..........     --

(1)Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)"U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4)"Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5)"Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6)The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7)The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

 LOGO                                                         DFA103119-002A
                                                                    00237494

 LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

VA U.S. TARGETED VALUE PORTFOLIO

VA U.S. LARGE VALUE PORTFOLIO

VA INTERNATIONAL VALUE PORTFOLIO

VA INTERNATIONAL SMALL PORTFOLIO

VA SHORT-TERM FIXED PORTFOLIO

VA GLOBAL BOND PORTFOLIO

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

VA EQUITY ALLOCATION PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of a Portfolio's annual and semi-annual shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the insurance company or your financial intermediary anytime by following the instructions provided by the insurance company or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

 LOGO                                  LOGO
DAVID P. BUTLER                       GERARD K. O'REILLY
Co-Chief Executive Officer            Co-Chief Executive Officer and
                                      Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
   LETTER TO SHAREHOLDERS
   DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES...........................   1
      Performance Charts................................................   3
      Management's Discussion and Analysis..............................   8
      Disclosure of Fund Expenses.......................................  14
      Disclosure of Portfolio Holdings..................................  16
      Schedules of Investments/Summary Schedules of Portfolio Holdings
          VA U.S. Targeted Value Portfolio..............................  18
          VA U.S. Large Value Portfolio.................................  21
          VA International Value Portfolio..............................  24
          VA International Small Portfolio..............................  28
          VA Short-Term Fixed Portfolio.................................  32
          VA Global Bond Portfolio......................................  37
          VIT Inflation-Protected Securities Portfolio..................  43
          DFA VA Global Moderate Allocation Portfolio...................  44
          VA Equity Allocation Portfolio................................  45
      Statements of Assets and Liabilities..............................  46
      Statements of Operations..........................................  49
      Statements of Changes in Net Assets...............................  52
      Financial Highlights..............................................  56
      Notes to Financial Statements.....................................  61
      Report of Independent Registered Public Accounting Firm...........  80
   FUND MANAGEMENT......................................................  81
      Board of Directors or Trustees Table..............................  82
   VOTING PROXIES ON FUND PORTFOLIO SECURITIES..........................  89
   NOTICE TO SHAREHOLDERS...............................................  90

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS/SCHEDULES OF INVESTMENTS
----------------------------------------------------------------

Investment Abbreviations
    P.L.C.                     Public Limited Company
    ADR                        American Depositary Receipt
    SA                         Special Assessment
    LIBOR                      London Interbank Offered Rate
    USTMMR                     U.S. Treasury Money Market Rate
    USD                        United States Dollar
    CAD                        Canadian Dollars
    DKK                        Danish Krone
    EUR                        Euro
    GBP                        British Pounds
    NOK                        Norwegian Krone
    SEK                        Swedish Krona

Investment Footnotes
    +                          See Note B to Financial Statements.
    ++                         Calculated as a percentage of total net assets.
                               Percentages shown parenthetically next to the
                               category headings have been calculated as a
                               percentage of total investments. "Other
                               Securities" are those securities that are not
                               among the top 50 holdings in unaffiliated
                               issuers of the Fund or do not represent more
                               than 1.0% of the net assets of the Fund. Some
                               of the individual securities within this
                               category may include Total or Partial
                               Securities on Loan and/or Non-Income Producing
                               Securities.
    *                          Non-Income Producing Securities.
    #                          Total or Partial Securities on Loan.
    @                          Security purchased with cash proceeds from
                               Securities on Loan.
    (S)                        Affiliated Fund.
    (double right angle quote) Securities that have generally been fair value factored. See Note B to Financial Statements.
    (r)                        The adjustable rate shown is effective as of
                               October 31, 2019.
    W                          Rule 144A, Section 4(2), or other security that
                               is restricted as to resale to institutional
                               investors. This security has been deemed liquid
                               based upon the Fund's Liquidity Guidelines. The
                               liquidity determination is unaudited.
    ^                          Denominated in USD, unless otherwise noted.
    (+/-)                      Face Amount of security is not adjusted for
                               inflation.

CONTINUED

FINANCIAL HIGHLIGHTS
--------------------

    (A)               Computed using average shares outstanding.
    (B)               Non-Annualized
    (C)               Annualized
    (D) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
    (E) Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

    --                Amounts designated as -- are either zero or rounded to
                      zero.
    SEC               Securities and Exchange Commission
    (a)               Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VA U.S. TARGETED VALUE PORTFOLIO VS.
RUSSELL 2000(R) VALUE INDEX
October 31, 2009-October 31, 2019

                                              [CHART]

                     VA U.S. Targeted Value Portfolio     Russell 2000/R/ Value Index
                     --------------------------------     ---------------------------
       10/31/2009                $10,000                           $10,000
       11/30/2009                 10,314                            10,318
       12/31/2009                 11,100                            11,100
        1/31/2010                 10,807                            10,774
        2/28/2010                 11,418                            11,274
        3/31/2010                 12,297                            12,212
        4/30/2010                 13,201                            13,066
        5/31/2010                 12,126                            11,962
        6/30/2010                 11,076                            10,918
        7/31/2010                 11,943                            11,697
        8/31/2010                 11,027                            10,818
        9/30/2010                 12,285                            11,979
       10/31/2010                 12,700                            12,443
       11/30/2010                 13,164                            12,759
       12/31/2010                 14,327                            13,820
        1/31/2011                 14,376                            13,827
        2/28/2011                 15,113                            14,529
        3/31/2011                 15,396                            14,731
        4/30/2011                 15,666                            14,970
        5/31/2011                 15,322                            14,702
        6/30/2011                 15,052                            14,341
        7/31/2011                 14,573                            13,867
        8/31/2011                 13,209                            12,642
        9/30/2011                 11,722                            11,261
       10/31/2011                 13,454                            12,884
       11/30/2011                 13,491                            12,858
       12/31/2011                 13,675                            13,059
        1/31/2012                 14,530                            13,928
        2/29/2012                 15,001                            14,135
        3/31/2012                 15,385                            14,573
        4/30/2012                 15,125                            14,362
        5/31/2012                 14,059                            13,485
        6/30/2012                 14,604                            14,135
        7/31/2012                 14,530                            13,990
        8/31/2012                 15,174                            14,422
        9/30/2012                 15,682                            14,936
       10/31/2012                 15,583                            14,748
       11/30/2012                 15,868                            14,794
       12/31/2012                 16,426                            15,417
        1/31/2013                 17,545                            16,336
        2/28/2013                 17,884                            16,522
        3/31/2013                 18,764                            17,210
        4/30/2013                 18,613                            17,193
        5/31/2013                 19,543                            17,707
        6/30/2013                 19,468                            17,635
        7/31/2013                 20,875                            18,768
        8/31/2013                 20,134                            17,938
        9/30/2013                 21,240                            18,974
       10/31/2013                 22,157                            19,591
       11/30/2013                 23,163                            20,355
       12/31/2013                 23,756                            20,739
        1/31/2014                 22,667                            19,937
        2/28/2014                 23,896                            20,849
        3/31/2014                 24,364                            21,107
        4/30/2014                 23,934                            20,564
        5/31/2014                 24,149                            20,695
        6/30/2014                 25,187                            21,610
        7/31/2014                 23,934                            20,303
        8/31/2014                 25,162                            21,186
        9/30/2014                 23,617                            19,757
       10/31/2014                 24,415                            21,137
       11/30/2014                 24,250                            21,039
       12/31/2014                 24,637                            21,614
        1/31/2015                 23,543                            20,714
        2/28/2015                 25,231                            21,676
        3/31/2015                 25,568                            22,042
        4/30/2015                 25,312                            21,571
        5/31/2015                 25,609                            21,750
        6/30/2015                 25,528                            21,778
        7/31/2015                 24,866                            21,177
        8/31/2015                 23,894                            20,137
        9/30/2015                 22,787                            19,440
       10/31/2015                 24,218                            20,529
       11/30/2015                 24,866                            21,112
       12/31/2015                 23,349                            19,999
        1/31/2016                 21,727                            18,656
        2/29/2016                 22,037                            18,783
        3/31/2016                 23,923                            20,340
        4/30/2016                 24,395                            20,771
        5/31/2016                 24,513                            21,151
        6/30/2016                 24,189                            21,216
        7/31/2016                 25,486                            22,360
        8/31/2016                 25,928                            22,916
        9/30/2016                 26,193                            23,097
       10/31/2016                 25,397                            22,338
       11/30/2016                 28,906                            25,302
       12/31/2016                 29,767                            26,347
        1/31/2017                 29,813                            26,159
        2/28/2017                 30,060                            26,538
        3/31/2017                 29,798                            26,313
        4/30/2017                 29,659                            26,417
        5/31/2017                 28,689                            25,594
        6/30/2017                 29,690                            26,489
        7/31/2017                 29,952                            26,657
        8/31/2017                 29,167                            26,002
        9/30/2017                 31,322                            27,843
       10/31/2017                 31,446                            27,879
       11/30/2017                 32,493                            28,686
       12/31/2017                 32,674                            28,412
        1/31/2018                 33,338                            28,762
        2/28/2018                 31,811                            27,324
        3/31/2018                 32,027                            27,662
        4/30/2018                 32,359                            28,142
        5/31/2018                 33,869                            29,779
        6/30/2018                 33,886                            29,959
        7/31/2018                 34,599                            30,488
        8/31/2018                 35,462                            31,214
        9/30/2018                 34,516                            30,440
       10/31/2018                 31,114                            27,714
       11/30/2018                 31,562                            28,161
       12/31/2018                 27,489                            24,757
        1/31/2019                 30,786                            27,465
        2/28/2019                 31,992                            28,533
        3/31/2019                 30,930                            27,710
        4/30/2019                 32,389                            28,758
        5/31/2019                 28,930                            26,409
        6/30/2019                 31,254                            28,091
        7/31/2019                 31,452                            28,136
        8/31/2019                 29,110                            26,566
        9/30/2019                 30,876                            27,930
       10/31/2019                 31,380                            28,607
                                                                                         Past performance is not
                                                                                         predictive of future
                                                                                         performance.

                                                                                         The returns shown do not
                                                                                         reflect the deduction of
                                                                                         taxes that a shareholder
                                                                                         would pay on fund
                                                                                         distributions or the
                                                                                         redemption of fund shares.

                                                                                         Russell data copyright (C)
                 AVERAGE ANNUAL         ONE          FIVE          TEN                   Russell Investment Group
                 TOTAL RETURN           YEAR         YEARS        YEARS                  1995-2019, all rights
                 ---------------------------------------------------------------         reserved.
                                        0.85%        5.15%        12.12%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA U.S. LARGE VALUE PORTFOLIO VS.
Russell 1000(R) Value Index
October 31, 2009-October 31, 2019

                                              [CHART]

                       VA U.S. Large Value Portfolio    Russell 1000/R/ Value Index
                       -----------------------------    ---------------------------
        10/31/2009                  $10,000                       $10,000
        11/30/2009                   10,561                        10,564
        12/31/2009                   10,849                        10,751
         1/31/2010                   10,602                        10,448
         2/28/2010                   11,054                        10,778
         3/31/2010                   11,915                        11,480
         4/30/2010                   12,290                        11,777
         5/31/2010                   11,250                        10,809
         6/30/2010                   10,406                        10,200
         7/31/2010                   11,216                        10,891
         8/31/2010                   10,551                        10,425
         9/30/2010                   11,591                        11,234
        10/31/2010                   12,008                        11,571
        11/30/2010                   11,932                        11,509
        12/31/2010                   13,087                        12,418
         1/31/2011                   13,512                        12,698
         2/28/2011                   14,240                        13,167
         3/31/2011                   14,292                        13,219
         4/30/2011                   14,656                        13,571
         5/31/2011                   14,448                        13,428
         6/30/2011                   14,179                        13,152
         7/31/2011                   13,520                        12,716
         8/31/2011                   12,394                        11,923
         9/30/2011                   11,120                        11,022
        10/31/2011                   12,654                        12,283
        11/30/2011                   12,541                        12,220
        12/31/2011                   12,639                        12,466
         1/31/2012                   13,265                        12,938
         2/29/2012                   14,033                        13,453
         3/31/2012                   14,298                        13,852
         4/30/2012                   13,989                        13,711
         5/31/2012                   12,992                        12,907
         6/30/2012                   13,662                        13,548
         7/31/2012                   13,795                        13,688
         8/31/2012                   14,351                        13,985
         9/30/2012                   14,872                        14,429
        10/31/2012                   14,916                        14,358
        11/30/2012                   14,942                        14,352
        12/31/2012                   15,412                        14,649
         1/31/2013                   16,508                        15,601
         2/28/2013                   16,679                        15,825
         3/31/2013                   17,479                        16,452
         4/30/2013                   17,677                        16,700
         5/31/2013                   18,458                        17,129
         6/30/2013                   18,189                        16,978
         7/31/2013                   19,303                        17,895
         8/31/2013                   18,728                        17,216
         9/30/2013                   19,294                        17,647
        10/31/2013                   20,292                        18,420
        11/30/2013                   21,145                        18,934
        12/31/2013                   21,703                        19,413
         1/31/2014                   20,840                        18,724
         2/28/2014                   21,584                        19,534
         3/31/2014                   22,070                        20,000
         4/30/2014                   22,209                        20,190
         5/31/2014                   22,685                        20,486
         6/30/2014                   23,320                        21,021
         7/31/2014                   23,101                        20,663
         8/31/2014                   23,835                        21,422
         9/30/2014                   23,151                        20,980
        10/31/2014                   23,280                        21,452
        11/30/2014                   23,548                        21,891
        12/31/2014                   23,674                        22,025
         1/31/2015                   22,510                        21,145
         2/28/2015                   24,118                        22,168
         3/31/2015                   23,705                        21,866
         4/30/2015                   24,148                        22,070
         5/31/2015                   24,406                        22,336
         6/30/2015                   23,994                        21,890
         7/31/2015                   23,942                        21,986
         8/31/2015                   22,530                        20,676
         9/30/2015                   21,778                        20,052
        10/31/2015                   23,530                        21,565
        11/30/2015                   23,613                        21,648
        12/31/2015                   22,868                        21,182
         1/31/2016                   21,285                        20,088
         2/29/2016                   21,363                        20,082
         3/31/2016                   22,923                        21,529
         4/30/2016                   23,521                        21,981
         5/31/2016                   23,831                        22,323
         6/30/2016                   23,809                        22,516
         7/31/2016                   24,650                        23,170
         8/31/2016                   24,927                        23,348
         9/30/2016                   25,015                        23,300
        10/31/2016                   24,595                        22,939
        11/30/2016                   26,521                        24,249
        12/31/2016                   27,184                        24,855
         1/31/2017                   27,581                        25,032
         2/28/2017                   28,421                        25,932
         3/31/2017                   28,149                        25,668
         4/30/2017                   28,319                        25,619
         5/31/2017                   28,274                        25,594
         6/30/2017                   28,762                        26,013
         7/31/2017                   29,250                        26,358
         8/31/2017                   28,955                        26,051
         9/30/2017                   30,067                        26,823
        10/31/2017                   30,510                        27,018
        11/30/2017                   31,611                        27,845
        12/31/2017                   32,371                        28,251
         1/31/2018                   34,018                        29,344
         2/28/2018                   32,274                        27,943
         3/31/2018                   31,565                        27,451
         4/30/2018                   31,625                        27,542
         5/31/2018                   31,890                        27,705
         6/30/2018                   31,685                        27,774
         7/31/2018                   32,996                        28,873
         8/31/2018                   33,429                        29,300
         9/30/2018                   33,429                        29,358
        10/31/2018                   31,264                        27,838
        11/30/2018                   31,998                        28,669
        12/31/2018                   28,449                        25,916
         1/31/2019                   30,926                        27,933              Past performance is not
         2/28/2019                   31,722                        28,825              predictive of future
         3/31/2019                   31,558                        29,009              performance.
         4/30/2019                   32,695                        30,038
         5/31/2019                   30,142                        28,106              The returns shown do not
         6/30/2019                   32,556                        30,124              reflect the deduction of
         7/31/2019                   32,897                        30,374              taxes that a shareholder
         8/31/2019                   31,532                        29,481              would pay on fund
         9/30/2019                   32,796                        30,532              distributions or the
        10/31/2019                   33,479                        30,959              redemption of fund shares.

                                                                                       Russell data copyright (C)
                 AVERAGE ANNUAL         ONE          FIVE          TEN                 Russell Investment Group
                 TOTAL RETURN           YEAR         YEARS        YEARS                1995-2019, all rights
                 --------------------------------------------------------------        reserved.
                                        7.08%        7.54%        12.84%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VA INTERNATIONAL VALUE PORTFOLIO VS.
MSCI WORLD EX USA INDEX (NET DIVIDENDS)
October 31, 2009-October 31, 2019

                                     [CHART]

                        VA International           MSCI World ex USA
                         Value Portfolio         Index (net dividends)
                        ----------------         ---------------------
        10/31/2009           $10,000                   $10,000
        11/30/2009            10,276                    10,247
        12/31/2009            10,376                    10,411
         1/31/2010             9,791                     9,923
         2/28/2010             9,837                     9,913
         3/31/2010            10,614                    10,551
         4/30/2010            10,449                    10,394
         5/31/2010             9,252                     9,247
         6/30/2010             8,996                     9,113
         7/31/2010            10,148                     9,955
         8/31/2010             9,636                     9,658
         9/30/2010            10,669                    10,584
        10/31/2010            11,034                    10,961
        11/30/2010            10,486                    10,497
        12/31/2010            11,469                    11,342
         1/31/2011            11,982                    11,586
         2/28/2011            12,411                    12,016
         3/31/2011            12,038                    11,775
         4/30/2011            12,654                    12,417
         5/31/2011            12,187                    12,049
         6/30/2011            11,991                    11,877
         7/31/2011            11,636                    11,681
         8/31/2011            10,349                    10,694
         9/30/2011             9,220                     9,620
        10/31/2011            10,143                    10,555
        11/30/2011             9,798                    10,067
        12/31/2011             9,525                     9,958
         1/31/2012            10,214                    10,495
         2/29/2012            10,767                    11,072
         3/31/2012            10,651                    10,990
         4/30/2012            10,233                    10,804
         5/31/2012             8,971                     9,572
         6/30/2012             9,651                    10,199
         7/31/2012             9,573                    10,326
         8/31/2012            10,000                    10,621
         9/30/2012            10,360                    10,943
        10/31/2012            10,505                    11,020
        11/30/2012            10,631                    11,252
        12/31/2012            11,142                    11,592
         1/31/2013            11,683                    12,162
         2/28/2013            11,313                    12,041
         3/31/2013            11,343                    12,136
         4/30/2013            11,844                    12,689
         5/31/2013            11,704                    12,405
         6/30/2013            11,253                    11,940
         7/31/2013            12,014                    12,575
         8/31/2013            11,924                    12,413
         9/30/2013            12,816                    13,291
        10/31/2013            13,247                    13,737
        11/30/2013            13,297                    13,821
        12/31/2013            13,555                    14,029
         1/31/2014            13,072                    13,463
         2/28/2014            13,812                    14,197
         3/31/2014            13,719                    14,134
         4/30/2014            13,956                    14,357
         5/31/2014            14,110                    14,579
         6/30/2014            14,284                    14,786
         7/31/2014            13,945                    14,522
         8/31/2014            13,956                    14,534
         9/30/2014            13,339                    13,937
        10/31/2014            13,092                    13,715
        11/30/2014            13,082                    13,884
        12/31/2014            12,584                    13,422
         1/31/2015            12,466                    13,375
         2/28/2015            13,357                    14,174
         3/31/2015            13,067                    13,937
         4/30/2015            13,797                    14,540
         5/31/2015            13,786                    14,414
         6/30/2015            13,378                    14,005
         7/31/2015            13,250                    14,227
         8/31/2015            12,241                    13,190
         9/30/2015            11,394                    12,524
        10/31/2015            12,273                    13,467
        11/30/2015            12,091                    13,252
        12/31/2015            11,709                    13,015
         1/31/2016            10,821                    12,119
         2/29/2016            10,443                    11,949
         3/31/2016            11,242                    12,761
         4/30/2016            11,808                    13,171
         5/31/2016            11,586                    13,022
         6/30/2016            11,176                    12,626
         7/31/2016            11,675                    13,248
         8/31/2016            11,997                    13,260
         9/30/2016            12,141                    13,421
        10/31/2016            12,297                    13,160
        11/30/2016            12,363                    12,949
        12/31/2016            12,775                    13,372
         1/31/2017            13,336                    13,770
         2/28/2017            13,233                    13,929
         3/31/2017            13,519                    14,283
         4/30/2017            13,714                    14,586
         5/31/2017            13,954                    15,073
         6/30/2017            14,080                    15,087
         7/31/2017            14,744                    15,536
         8/31/2017            14,721                    15,532
         9/30/2017            15,270                    15,935
        10/31/2017            15,534                    16,153
        11/30/2017            15,671                    16,316
        12/31/2017            16,072                    16,609
         1/31/2018            17,013                    17,383
         2/28/2018            16,072                    16,557
         3/31/2018            15,883                    16,271
         4/30/2018            16,283                    16,644
         5/31/2018            15,719                    16,329
         6/30/2018            15,366                    16,150
         7/31/2018            15,860                    16,546
         8/31/2018            15,307                    16,233
         9/30/2018            15,566                    16,360
        10/31/2018            14,272                    15,060
        11/30/2018            14,166                    15,047
        12/31/2018            13,326                    14,269
         1/31/2019            14,373                    15,287
         2/28/2019            14,604                    15,680
         3/31/2019            14,433                    15,760            Past performance is not
         4/30/2019            14,932                    16,206            predictive of future
         5/31/2019            13,801                    15,440            performance.
         6/30/2019            14,665                    16,357
         7/31/2019            14,178                    16,160            The returns shown do not
         8/31/2019            13,606                    15,763            reflect the deduction of
         9/30/2019            14,312                    16,205            taxes that a shareholder
        10/31/2019            14,786                    16,729            would pay on fund
                                                                          distributions or the
                                                                          redemption of fund shares.
               AVERAGE ANNUAL       ONE        FIVE        TEN
               TOTAL RETURN         YEAR       YEARS      YEARS           MSCI data copyright MSCI
               -----------------------------------------------------      2019, all rights reserved.
                                    3.61%      2.46%      3.99%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA INTERNATIONAL SMALL PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP INDEX (NET DIVIDENDS)
October 31, 2009-October 31, 2019

                                            [CHART]

                             VA International            MSCI World ex USA
                             Small Portfolio        Small Cap Index(net dividends)
                             ----------------       ------------------------------
         10/31/2009              $10,000                       $10,000
         11/30/2009               10,130                        10,078
         12/31/2009               10,216                        10,205
          1/31/2010               10,072                        10,071
          2/28/2010               10,017                        10,013
          3/31/2010               10,782                        10,758
          4/30/2010               10,937                        10,970
          5/31/2010                9,674                         9,652
          6/30/2010                9,618                         9,562
          7/31/2010               10,527                        10,382
          8/31/2010               10,183                        10,112
          9/30/2010               11,325                        11,259
         10/31/2010               11,768                        11,723
         11/30/2010               11,446                        11,416
         12/31/2010               12,750                        12,707
          1/31/2011               12,875                        12,773
          2/28/2011               13,259                        13,136
          3/31/2011               13,270                        13,124
          4/30/2011               13,915                        13,775
          5/31/2011               13,542                        13,394
          6/30/2011               13,304                        13,104
          7/31/2011               13,157                        13,032
          8/31/2011               12,162                        12,003
          9/30/2011               10,761                        10,625
         10/31/2011               11,529                        11,487
         11/30/2011               11,179                        10,910
         12/31/2011               10,861                        10,698
          1/31/2012               11,764                        11,582
          2/29/2012               12,374                        12,238
          3/31/2012               12,459                        12,156
          4/30/2012               12,325                        12,093
          5/31/2012               10,909                        10,672
          6/30/2012               11,349                        11,040
          7/31/2012               11,300                        11,126
          8/31/2012               11,678                        11,445
          9/30/2012               12,154                        11,987
         10/31/2012               12,227                        12,046
         11/30/2012               12,349                        12,108
         12/31/2012               12,969                        12,568
          1/31/2013               13,503                        13,173
          2/28/2013               13,516                        13,219
          3/31/2013               13,757                        13,477
          4/30/2013               14,101                        13,868
          5/31/2013               13,783                        13,543
          6/30/2013               13,452                        13,008
          7/31/2013               14,317                        13,820
          8/31/2013               14,266                        13,796
          9/30/2013               15,448                        14,954
         10/31/2013               15,957                        15,396
         11/30/2013               16,033                        15,416
         12/31/2013               16,480                        15,779
          1/31/2014               16,212                        15,506
          2/28/2014               17,231                        16,385
          3/31/2014               17,190                        16,324
          4/30/2014               17,164                        16,273
          5/31/2014               17,311                        16,477
          6/30/2014               17,633                        16,851
          7/31/2014               17,070                        16,415
          8/31/2014               17,177                        16,455
          9/30/2014               16,145                        15,458
         10/31/2014               15,863                        15,067
         11/30/2014               15,715                        15,052
         12/31/2014               15,528                        14,936
          1/31/2015               15,373                        14,803
          2/28/2015               16,412                        15,750
          3/31/2015               16,131                        15,538
          4/30/2015               17,030                        16,328
          5/31/2015               17,240                        16,426
          6/30/2015               16,988                        16,184
          7/31/2015               16,889                        16,160
          8/31/2015               16,145                        15,440
          9/30/2015               15,612                        14,885
         10/31/2015               16,384                        15,768
         11/30/2015               16,412                        15,734
         12/31/2015               16,430                        15,751
          1/31/2016               15,362                        14,552
          2/29/2016               15,258                        14,630
          3/31/2016               16,519                        15,846
          4/30/2016               16,935                        16,346
          5/31/2016               16,994                        16,367
          6/30/2016               16,312                        15,643
          7/31/2016               17,262                        16,572
          8/31/2016               17,276                        16,433
          9/30/2016               17,781                        16,894
         10/31/2016               17,291                        16,393
         11/30/2016               17,009                        15,988
         12/31/2016               17,454                        16,431
          1/31/2017               18,159                        17,022
          2/28/2017               18,404                        17,349
          3/31/2017               18,864                        17,681
          4/30/2017               19,492                        18,307
          5/31/2017               20,044                        18,908
          6/30/2017               20,259                        18,969
          7/31/2017               20,979                        19,637
          8/31/2017               21,071                        19,802
          9/30/2017               21,684                        20,345
         10/31/2017               21,914                        20,633
         11/30/2017               22,082                        20,924
         12/31/2017               22,681                        21,530
          1/31/2018               23,762                        22,535
          2/28/2018               22,714                        21,659
          3/31/2018               22,536                        21,422
          4/30/2018               22,746                        21,748
          5/31/2018               22,552                        21,594
          6/30/2018               22,084                        21,221
          7/31/2018               22,262                        21,341
          8/31/2018               21,907                        21,194
          9/30/2018               21,794                        21,040
         10/31/2018               19,729                        19,034
         11/30/2018               19,519                        18,847
         12/31/2018               18,197                        17,639
          1/31/2019               19,654                        19,136
          2/28/2019               20,105                        19,577
          3/31/2019               19,966                        19,567                Past performance is not
          4/30/2019               20,677                        20,101                predictive of future
          5/31/2019               19,411                        19,046                performance.
          6/30/2019               20,400                        19,912
          7/31/2019               20,053                        19,823                The returns shown do not
          8/31/2019               19,585                        19,364                reflect the deduction of
          9/30/2019               20,122                        19,858                taxes that a shareholder
         10/31/2019               20,972                        20,673                would pay on fund
                                                                                      distributions or the
                                                                                      redemption of fund shares.
                 AVERAGE ANNUAL         ONE          FIVE          TEN
                 TOTAL RETURN           YEAR         YEARS        YEARS               MSCI data copyright MSCI
                 -------------------------------------------------------------        2019, all rights reserved.
                                        6.30%        5.74%        7.69%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VA SHORT-TERM FIXED PORTFOLIO VS.
ICE BOFAML US 6-MONTH TREASURY BILL INDEX,
ICE BOFAML 1-YEAR US TREASURY NOTE INDEX
October 31, 2009-October 31, 2019

                                          [CHARTS]

                                             ICE BofAML              ICE BofAML
                     VA Short-Term           US 6-Month              1-Year US
                    Fixed Portfolio     Treasury Bill Index    Treasury Note Index
                    ---------------     -------------------     ------------------
      10/31/2009        $10,000               $10,000                 $10,000
      11/30/2009        10,019                 10,004                  10,018
      12/31/2009         9,991                 10,005                  10,004
       1/31/2010        10,020                 10,010                  10,027
       2/28/2010        10,030                 10,011                  10,032
       3/31/2010        10,020                 10,011                  10,029
       4/30/2010        10,030                 10,014                  10,035
       5/31/2010        10,030                 10,019                  10,040
       6/30/2010        10,060                 10,022                  10,055
       7/31/2010        10,079                 10,026                  10,066
       8/31/2010        10,089                 10,030                  10,075
       9/30/2010        10,099                 10,032                  10,080
      10/31/2010        10,109                 10,037                  10,087
      11/30/2010        10,099                 10,037                  10,085
      12/31/2010        10,102                 10,041                  10,087
       1/31/2011        10,112                 10,043                  10,097
       2/28/2011        10,112                 10,045                  10,100
       3/31/2011        10,112                 10,048                  10,103
       4/30/2011        10,132                 10,053                  10,113
       5/31/2011        10,141                 10,054                  10,120
       6/30/2011        10,141                 10,057                  10,123
       7/31/2011        10,151                 10,056                  10,120
       8/31/2011        10,151                 10,064                  10,138
       9/30/2011        10,151                 10,064                  10,135
      10/31/2011        10,151                 10,065                  10,139
      11/30/2011        10,141                 10,067                  10,142
      12/31/2011        10,145                 10,068                  10,145
       1/31/2012        10,175                 10,068                  10,147
       2/29/2012        10,175                 10,067                  10,145
       3/31/2012        10,185                 10,068                  10,145
       4/30/2012        10,195                 10,070                  10,149
       5/31/2012        10,195                 10,072                  10,151
       6/30/2012        10,205                 10,073                  10,149
       7/31/2012        10,215                 10,076                  10,158
       8/31/2012        10,225                 10,078                  10,160
       9/30/2012        10,225                 10,079                  10,162
      10/31/2012        10,225                 10,080                  10,162
      11/30/2012        10,235                 10,082                  10,166
      12/31/2012        10,231                 10,085                  10,169
       1/31/2013        10,241                 10,086                  10,171
       2/28/2013        10,241                 10,087                  10,173
       3/31/2013        10,241                 10,089                  10,177
       4/30/2013        10,251                 10,092                  10,181
       5/31/2013        10,251                 10,093                  10,182
       6/30/2013        10,241                 10,094                  10,180
       7/31/2013        10,251                 10,096                  10,187
       8/31/2013        10,241                 10,098                  10,188
       9/30/2013        10,261                 10,100                  10,194
      10/31/2013        10,261                 10,100                  10,194
      11/30/2013        10,261                 10,100                  10,194
      12/31/2013        10,257                 10,103                  10,195
       1/31/2014        10,267                 10,105                  10,197
       2/28/2014        10,267                 10,106                  10,199
       3/31/2014        10,267                 10,107                  10,203
       4/30/2014        10,277                 10,109                  10,207
       5/31/2014        10,277                 10,109                  10,210
       6/30/2014        10,277                 10,109                  10,210
       7/31/2014        10,277                 10,110                  10,212
       8/31/2014        10,277                 10,112                  10,217
       9/30/2014        10,277                 10,114                  10,220
      10/31/2014        10,287                 10,113                  10,222
      11/30/2014        10,287                 10,114                  10,223
      12/31/2014        10,272                 10,115                  10,213
       1/31/2015        10,302                 10,118                  10,224
       2/28/2015        10,292                 10,119                  10,222
       3/31/2015        10,302                 10,120                  10,224
       4/30/2015        10,302                 10,124                  10,231
       5/31/2015        10,302                 10,125                  10,233
       6/30/2015        10,302                 10,126                  10,235
       7/31/2015        10,302                 10,126                  10,238
       8/31/2015        10,302                 10,126                  10,237
       9/30/2015        10,312                 10,137                  10,246
      10/31/2015        10,323                 10,134                  10,245
      11/30/2015        10,312                 10,133                  10,228
      12/31/2015        10,303                 10,137                  10,229
       1/31/2016        10,323                 10,146                  10,250
       2/29/2016        10,323                 10,150                  10,251
       3/31/2016        10,344                 10,159                  10,266
       4/30/2016        10,354                 10,166                  10,276
       5/31/2016        10,354                 10,167                  10,271
       6/30/2016        10,374                 10,179                  10,296
       7/31/2016        10,384                 10,183                  10,295
       8/31/2016        10,374                 10,183                  10,294
       9/30/2016        10,384                 10,192                  10,301
      10/31/2016        10,384                 10,198                  10,306
      11/30/2016        10,374                 10,201                  10,300
      12/31/2016        10,384                 10,206                  10,306
       1/31/2017        10,394                 10,213                  10,321
       2/28/2017        10,405                 10,219                  10,327
       3/31/2017        10,415                 10,218                  10,323
       4/30/2017        10,425                 10,227                  10,331
       5/31/2017        10,435                 10,233                  10,334
       6/30/2017        10,445                 10,242                  10,337
       7/31/2017        10,456                 10,253                  10,351
       8/31/2017        10,466                 10,267                  10,362
       9/30/2017        10,476                 10,275                  10,363
      10/31/2017        10,476                 10,284                  10,367
      11/30/2017        10,476                 10,292                  10,361
      12/31/2017        10,471                 10,303                  10,365
       1/31/2018        10,471                 10,314                  10,370
       2/28/2018        10,471                 10,321                  10,373
       3/31/2018        10,492                 10,336                  10,391
       4/30/2018        10,492                 10,351                  10,397
       5/31/2018        10,522                 10,368                  10,420
       6/30/2018        10,533                 10,385                  10,432
       7/31/2018        10,543                 10,403                  10,446
       8/31/2018        10,574                 10,422                  10,469
       9/30/2018        10,584                 10,437                  10,475
      10/31/2018        10,595                 10,457                  10,496
      11/30/2018        10,615                 10,477                  10,520
      12/31/2018        10,657                 10,501                  10,557
       1/31/2019        10,689                 10,525                  10,585
       2/28/2019        10,709                 10,544                  10,607         Past performance is not
       3/31/2019        10,741                 10,569                  10,644         predictive of future
       4/30/2019        10,762                 10,591                  10,667         performance.
       5/31/2019        10,793                 10,617                  10,700
       6/30/2019        10,814                 10,646                  10,744         The returns shown do not
       7/31/2019        10,835                 10,666                  10,750         reflect the deduction of
       8/31/2019        10,856                 10,694                  10,791         taxes that a shareholder
       9/30/2019        10,877                 10,713                  10,803         would pay on fund
      10/31/2019        10,898                 10,740                  10,840         distributions or the
                                                                                      redemption of fund shares.

                 AVERAGE ANNUAL         ONE          FIVE          TEN                ICE BofAML index data
                 TOTAL RETURN           YEAR         YEARS        YEARS               copyright 2019 ICE Data
                 -------------------------------------------------------------        Indices, LLC.
                                        2.86%        1.16%        0.86%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA GLOBAL BOND PORTFOLIO VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-5 YEARS,
CURRENCY-HEDGED IN USD TERMS
October 31, 2009-October 31, 2019

                                    [CHARTS]

                     VA Global Bond         FTSE World Government Bond Index,
                       Portfolio         1-5 Years,Currency-Hedged in USD Terms
                     -------------       --------------------------------------
      10/31/2009         $10,000                         $10,000
      11/30/2009          10,122                          10,053
      12/31/2009           9,977                          10,016
       1/31/2010          10,105                          10,054
       2/28/2010          10,169                          10,096
       3/31/2010          10,160                          10,092
       4/30/2010          10,232                          10,097
       5/31/2010          10,296                          10,162
       6/30/2010          10,387                          10,188
       7/31/2010          10,524                          10,225
       8/31/2010          10,651                          10,274
       9/30/2010          10,688                          10,266
      10/31/2010          10,760                          10,276
      11/30/2010          10,660                          10,226
      12/31/2010          10,529                          10,215
       1/31/2011          10,549                          10,207
       2/28/2011          10,539                          10,198
       3/31/2011          10,549                          10,192
       4/30/2011          10,686                          10,222
       5/31/2011          10,804                          10,272
       6/30/2011          10,804                          10,277
       7/31/2011          10,971                          10,314
       8/31/2011          11,049                          10,403
       9/30/2011          11,029                          10,407
      10/31/2011          11,059                          10,392
      11/30/2011          10,921                          10,371
      12/31/2011          11,004                          10,451
       1/31/2012          11,128                          10,496
       2/29/2012          11,148                          10,514
       3/31/2012          11,179                          10,505
       4/30/2012          11,220                          10,526
       5/31/2012          11,292                          10,536
       6/30/2012          11,292                          10,546
       7/31/2012          11,436                          10,581
       8/31/2012          11,467                          10,609
       9/30/2012          11,488                          10,628
      10/31/2012          11,498                          10,634
      11/30/2012          11,539                          10,661
      12/31/2012          11,539                          10,670
       1/31/2013          11,475                          10,661
       2/28/2013          11,560                          10,686
       3/31/2013          11,581                          10,697
       4/30/2013          11,634                          10,731
       5/31/2013          11,539                          10,695
       6/30/2013          11,401                          10,662
       7/31/2013          11,465                          10,691
       8/31/2013          11,401                          10,676
       9/30/2013          11,496                          10,713
      10/31/2013          11,571                          10,748
      11/30/2013          11,592                          10,765
      12/31/2013          11,498                          10,737
       1/31/2014          11,617                          10,783
       2/28/2014          11,639                          10,797
       3/31/2014          11,585                          10,796
       4/30/2014          11,639                          10,815
       5/31/2014          11,736                          10,846
       6/30/2014          11,714                          10,858
       7/31/2014          11,682                          10,860
       8/31/2014          11,758                          10,891
       9/30/2014          11,714                          10,889
      10/31/2014          11,790                          10,915
      11/30/2014          11,876                          10,942
      12/31/2014          11,830                          10,940
       1/31/2015          12,029                          11,001
       2/28/2015          11,941                          10,985
       3/31/2015          11,996                          11,008
       4/30/2015          12,007                          11,006
       5/31/2015          12,007                          11,012
       6/30/2015          11,941                          10,996
       7/31/2015          11,985                          11,025
       8/31/2015          11,974                          11,023
       9/30/2015          12,073                          11,059
      10/31/2015          12,073                          11,062
      11/30/2015          12,051                          11,059
      12/31/2015          12,013                          11,050
       1/31/2016          12,148                          11,132
       2/29/2016          12,182                          11,164
       3/31/2016          12,295                          11,176
       4/30/2016          12,317                          11,177
       5/31/2016          12,295                          11,182
       6/30/2016          12,441                          11,256
       7/31/2016          12,475                          11,259
       8/31/2016          12,430                          11,247
       9/30/2016          12,441                          11,268
      10/31/2016          12,396                          11,246
      11/30/2016          12,216                          11,192
      12/31/2016          12,221                          11,215
       1/31/2017          12,267                          11,218
       2/28/2017          12,313                          11,245
       3/31/2017          12,324                          11,247
       4/30/2017          12,393                          11,280
       5/31/2017          12,451                          11,303
       6/30/2017          12,428                          11,288
       7/31/2017          12,486                          11,316
       8/31/2017          12,543                          11,354
       9/30/2017          12,497                          11,335
      10/31/2017          12,520                          11,349
      11/30/2017          12,486                          11,343
      12/31/2017          12,479                          11,341
       1/31/2018          12,396                          11,308
       2/28/2018          12,385                          11,318
       3/31/2018          12,432                          11,361
       4/30/2018          12,420                          11,351
       5/31/2018          12,490                          11,362
       6/30/2018          12,514                          11,388
       7/31/2018          12,514                          11,389
       8/31/2018          12,573                          11,410
       9/30/2018          12,537                          11,407
      10/31/2018          12,573                          11,431
      11/30/2018          12,620                          11,484
      12/31/2018          12,697                          11,582                   Past performance is not
       1/31/2019          12,783                          11,625                   predictive of future
       2/28/2019          12,807                          11,635                   performance.
       3/31/2019          12,918                          11,717
       4/30/2019          12,943                          11,737                   The returns shown do not
       5/31/2019          13,017                          11,820                   reflect the deduction of
       6/30/2019          13,090                          11,894                   taxes that a shareholder
       7/31/2019          13,140                          11,912                   would pay on fund
       8/31/2019          13,213                          12,018                   distributions or the
       9/30/2019          13,189                          12,008                   redemption of fund shares.
      10/31/2019          13,201                          12,025
                 AVERAGE ANNUAL        ONE         FIVE         TEN                FTSE fixed income indices
                 TOTAL RETURN          YEAR        YEARS       YEARS               (C) 2019 FTSE Fixed Income
                 ----------------------------------------------------------        LLC. All rights reserved.
                                       5.00%       2.29%       2.82%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VIT INFLATION PROTECTED SECURITIES PORTFOLIO VS.
BLOOMBERG BARCLAYS U.S. TIPS INDEX
May 29, 2015-October 31, 2019

                 VIT Inflation Protected          Bloomberg
                   Securities Portfolio     Barclays U.S. TIPS Index
                 -----------------------    ------------------------
         5/29/2015       $10,000                   $10,000
         5/31/2015        10,000                    10,000
         6/30/2015         9,860                     9,903
         7/31/2015         9,900                     9,923
         8/31/2015         9,790                     9,847
         9/30/2015         9,760                     9,789
        10/31/2015         9,770                     9,814
        11/30/2015         9,760                     9,804
        12/31/2015         9,644                     9,727
         1/31/2016         9,824                     9,871
         2/29/2016         9,945                     9,981
         3/31/2016        10,115                    10,160
         4/30/2016        10,145                    10,195
         5/31/2016        10,055                    10,123
         6/30/2016        10,286                    10,334
         7/31/2016        10,346                    10,423
         8/31/2016        10,286                    10,377
         9/30/2016        10,386                    10,433
        10/31/2016        10,336                    10,392
        11/30/2016        10,085                    10,192
        12/31/2016        10,076                    10,182
         1/31/2017        10,188                    10,268
         2/28/2017        10,229                    10,316
         3/31/2017        10,229                    10,311
         4/30/2017        10,300                    10,372
         5/31/2017        10,300                    10,367
         6/30/2017        10,188                    10,269
         7/31/2017        10,269                    10,315
         8/31/2017        10,381                    10,424
         9/30/2017        10,280                    10,358
        10/31/2017        10,310                    10,380
        11/30/2017        10,310                    10,393
        12/31/2017        10,405                    10,488
         1/31/2018        10,280                    10,399
         2/28/2018        10,187                    10,297
         3/31/2018        10,291                    10,406
         4/30/2018        10,259                    10,400
         5/31/2018        10,301                    10,444
         6/30/2018        10,364                    10,486
         7/31/2018        10,312                    10,435
         8/31/2018        10,385                    10,511
         9/30/2018        10,270                    10,400
        10/31/2018        10,145                    10,251
        11/30/2018        10,207                    10,300
        12/31/2018        10,267                    10,356              Past performance is not
         1/31/2019        10,437                    10,495              predictive of future
         2/28/2019        10,427                    10,494              performance.
         3/31/2019        10,640                    10,687
         4/30/2019        10,672                    10,722              The returns shown do not
         5/31/2019        10,842                    10,900              reflect the deduction of
         6/30/2019        10,970                    10,993              taxes that a shareholder
         7/31/2019        11,002                    11,032              would pay on fund
         8/31/2019        11,225                    11,295              distributions or the
         9/30/2019        11,076                    11,141              redemption of fund shares.
        10/31/2019        11,076                    11,169
                                      ONE           SINCE               Bloomberg Barclays data
                  TOTAL RETURN        YEAR        INCEPTION             provided by Bloomberg
                  -----------------------------------------------       Finance L.P.
                                      9.18%         2.34%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO VS.
MSCI ALL COUNTRY WORLD INDEX (NET DIVIDENDS),
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
65% MSCI ACWI (NET DIV)/35%
FTSE WORLD GOVT BOND INDEX 1-3 YR (HEDGED) INDEX
April 8, 2013-October 31, 2019

                                         [CHART]

                                                    FTSE World        65% MSCI ACWI
                DFA VA Global                     Government Bond     (net div)/35%
                  Moderate     MSCI All Country  Index, 1-3 Years,   FTSE World Govt
                 Allocation      World Index      Currency-Hedged   Bond Index 1-3 yr
     End Date     Portfolio    (net dividends)     in USD Terms       (hedged) Index
     --------   ------------- -----------------  -----------------  -----------------
       4/8/2013    $10,000         $10,000           $10,000             $10,000
      4/30/2013     10,150          10,365            10,012              10,242
      5/31/2013     10,200          10,337            10,001              10,219
      6/30/2013     10,020          10,035             9,990              10,021
      7/31/2013     10,410          10,515            10,008              10,340
      8/31/2013     10,210          10,296            10,004              10,198
      9/30/2013     10,620          10,828            10,023              10,547
     10/31/2013     10,910          11,263            10,042              10,830
     11/30/2013     11,050          11,423            10,054              10,934
     12/31/2013     11,195          11,620            10,046              11,054
      1/31/2014     10,931          11,155            10,067              10,774
      2/28/2014     11,307          11,694            10,074              11,115
      3/31/2014     11,368          11,746            10,074              11,147
      4/30/2014     11,398          11,857            10,083              11,220
      5/31/2014     11,550          12,110            10,098              11,381
      6/30/2014     11,743          12,338            10,104              11,522
      7/31/2014     11,550          12,188            10,106              11,432
      8/31/2014     11,784          12,457            10,121              11,602
      9/30/2014     11,449          12,053            10,121              11,358
     10/31/2014     11,550          12,138            10,135              11,415
     11/30/2014     11,642          12,341            10,148              11,545
     12/31/2014     11,544          12,103            10,143              11,398
      1/31/2015     11,389          11,914            10,176              11,295
      2/28/2015     11,824          12,577            10,170              11,701
      3/31/2015     11,741          12,382            10,184              11,589
      4/30/2015     11,907          12,741            10,187              11,809
      5/31/2015     11,938          12,725            10,194              11,802
      6/30/2015     11,783          12,425            10,192              11,620
      7/31/2015     11,741          12,533            10,202              11,690
      8/31/2015     11,264          11,674            10,201              11,168
      9/30/2015     11,016          11,251            10,220              10,913
     10/31/2015     11,524          12,134            10,222              11,470
     11/30/2015     11,534          12,034            10,215              11,406
     12/31/2015     11,309          11,817            10,214              11,272
      1/31/2016     10,888          11,104            10,256              10,846
      2/29/2016     10,888          11,028            10,270              10,803
      3/31/2016     11,488          11,845            10,279              11,327
      4/30/2016     11,604          12,020            10,286              11,438
      5/31/2016     11,635          12,035            10,287              11,448
      6/30/2016     11,635          11,962            10,328              11,419
      7/31/2016     11,983          12,478            10,328              11,739
      8/31/2016     12,025          12,520            10,324              11,763
      9/30/2016     12,078          12,596            10,340              11,816
     10/31/2016     11,920          12,383            10,335              11,684
     11/30/2016     12,172          12,477            10,318              11,734
     12/31/2016     12,334          12,746            10,335              11,906
      1/31/2017     12,561          13,095            10,342              12,120
      2/28/2017     12,776          13,462            10,357              12,347
      3/31/2017     12,819          13,627            10,360              12,447
      4/30/2017     12,938          13,839            10,376              12,580
      5/31/2017     13,024          14,145            10,390              12,766
      6/30/2017     13,132          14,209            10,384              12,801
      7/31/2017     13,347          14,606            10,405              13,043
      8/31/2017     13,347          14,662            10,426              13,085
      9/30/2017     13,563          14,945            10,420              13,247
     10/31/2017     13,767          15,256            10,431              13,430
     11/30/2017     13,983          15,551            10,426              13,597           Past performance is not
     12/31/2017     14,130          15,802            10,430              13,741           predictive of future
      1/31/2018     14,550          16,693            10,418              14,240           performance.
      2/28/2018     14,130          15,992            10,428              13,855
      3/31/2018     14,042          15,650            10,453              13,674           The returns shown do not
      4/30/2018     14,075          15,799            10,453              13,759           reflect the deduction of
      5/31/2018     14,208          15,819            10,467              13,777           taxes that a shareholder
      6/30/2018     14,152          15,733            10,487              13,737           would pay on fund
      7/31/2018     14,428          16,208            10,493              14,010           distributions or the
      8/31/2018     14,583          16,335            10,513              14,091           redemption of fund shares.
      9/30/2018     14,539          16,406            10,519              14,133
     10/31/2018     13,788          15,177            10,541              13,455           MSCI data copyright MSCI
     11/30/2018     13,932          15,399            10,577              13,599           2019, all rights reserved.
     12/31/2018     13,156          14,314            10,644              13,007
      1/31/2019     13,915          15,444            10,675              13,687           FTSE fixed income indices
      2/28/2019     14,187          15,857            10,688              13,931           (C) 2019 FTSE Fixed Income
      3/31/2019     14,255          16,057            10,743              14,070           LLC. All rights reserved.
      4/30/2019     14,606          16,599            10,764              14,389
      5/31/2019     13,960          15,614            10,820              13,860           Data includes composite
      6/30/2019     14,606          16,637            10,873              14,474           data from multiple sources;
      7/31/2019     14,652          16,686            10,883              14,506           see data descriptions for
      8/31/2019     14,391          16,290            10,952              14,314           additional details. MSCI
      9/30/2019     14,652          16,633            10,951              14,510           data copyright MSCI 2019,
     10/31/2019     14,901          17,088            10,973              14,778           all rights reserved. FTSE
                                         ONE            FIVE             SINCE             fixed income indices (C)
                  TOTAL RETURN           YEAR           YEARS          INCEPTION           2019 FTSE Fixed Income
                  -----------------------------------------------------------------------  LLC. All rights reserved.
                                         8.07%          5.23%            6.26%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
VA EQUITY ALLOCATION PORTFOLIO VS.
MSCI WORLD INDEX (NET DIVIDENDS)
July 10, 2017-October 31, 2019

                                                [CHART]

                      VA Equity Allocation Portfolio   MSCI World Index (net dividends)
                      ------------------------------   --------------------------------
         7/10/2017               $10,000                          $10,000
         7/31/2017                10,230                           10,233
         8/31/2017                10,220                           10,247
         9/30/2017                10,530                           10,477
        10/31/2017                10,720                           10,675
        11/30/2017                10,980                           10,907
        12/31/2017                11,156                           11,054
         1/31/2018                11,694                           11,638
         2/28/2018                11,177                           11,156
         3/31/2018                11,045                           10,912
         4/30/2018                11,096                           11,038
         5/31/2018                11,238                           11,107
         6/30/2018                11,177                           11,102
         7/31/2018                11,491                           11,448
         8/31/2018                11,653                           11,590
         9/30/2018                11,613                           11,655
        10/31/2018                10,700                           10,799
        11/30/2018                10,862                           10,922
        12/31/2018                 9,908                           10,091
         1/31/2019                10,792                           10,876                  Past performance is not
         2/28/2019                11,093                           11,203                  predictive of future
         3/31/2019                11,114                           11,350                  performance.
         4/30/2019                11,530                           11,753
         5/31/2019                10,708                           11,075                  The returns shown do not
         6/30/2019                11,436                           11,805                  reflect the deduction of
         7/31/2019                11,467                           11,863                  taxes that a shareholder
         8/31/2019                11,103                           11,620                  would pay on fund
         9/30/2019                11,447                           11,868                  distributions or the
        10/31/2019                11,727                           12,170                  redemption of fund shares.
                                              ONE              SINCE
                      TOTAL RETURN            YEAR           INCEPTION                     MSCI data copyright MSCI
                      ----------------------------------------------------------           2019, all rights reserved.
                                              9.60%            7.14%

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                     12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

           Russell 3000(R) Index............................. 13.49%
           Russell 1000(R) Index (large-cap stocks).......... 14.15%
           Russell Midcap(R) Index (mid-cap stocks).......... 13.72%
           Russell 2000(R) Index (small-cap stocks)..........  4.90%
           Russell Microcap(R) Index (micro-cap stocks)...... -3.27%
           Dow Jones U.S. Select REIT Index/SM/.............. 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

           Russell 1000(R) Value Index (large-cap value
             stocks)......................................... 11.21%
           Russell 1000(R) Growth Index (large-cap growth
             stocks)......................................... 17.10%
           Russell 2000(R) Value Index (small-cap value
             stocks).........................................  3.22%
           Russell 2000(R) Growth Index (small-cap growth
             stocks).........................................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

VA U.S. TARGETED VALUE PORTFOLIO

   The VA U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 1,300 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 0.85% for the Portfolio and 3.22% for the Russell 2000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market, rather than the behavior of a limited number of stocks. The Portfolio's exclusions of real estate investment trusts (REITs) and certain utilities detracted from performance relative to the benchmark, as REITs and utilities generally outperformed in the U.S. Conversely, with mid-caps outperforming small-caps for the period, the Portfolio's inclusion of mid-caps contributed positively to performance relative to the small-cap benchmark.

VA U.S. LARGE VALUE PORTFOLIO

   The VA U.S. Large Value Portfolio is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2019, the Portfolio held approximately 320 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 7.08% for the Portfolio and 11.21% for the Russell 1000(R) Value Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the Portfolio's greater emphasis on value stocks detracted from performance relative to the benchmark. At the sector level, the Portfolio's exclusions of real estate investment trusts (REITs) and certain utilities also detracted from relative performance, as REITs and utilities generally outperformed in the U.S.

INTERNATIONAL EQUITY MARKET REVIEW            12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
                                                ----------------------
         MSCI World ex USA Index...............         11.08%
         MSCI World ex USA Mid Cap Index.......         10.71%
         MSCI World ex USA Small Cap Index.....          8.61%
         MSCI World ex USA Value Index.........          5.95%
         MSCI World ex USA Growth Index........         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................     4.57%             9.16%
                  United Kingdom....................     5.73%             7.08%
                  France............................    14.29%            12.54%
                  Canada............................    11.54%            11.45%
                  Switzerland.......................    16.43%            18.69%
                  Germany...........................     9.14%             7.46%
                  Australia.........................    20.12%            16.76%
                  Netherlands.......................    21.77%            20.09%
                  Hong Kong.........................    15.60%            15.63%
                  Spain.............................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                 RETURN IN U.S. DOLLARS
                                                 ----------------------
        MSCI Emerging Markets Index.............         11.86%
        MSCI Emerging Markets Mid Cap Index.....         11.08%
        MSCI Emerging Markets Small Cap Index...          9.69%
        MSCI Emerging Markets Value Index.......          6.00%
        MSCI Emerging Markets Growth Index......         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    12.94%            12.90%
              Korea........................     7.43%             5.22%
              Taiwan.......................    20.39%            22.38%
              India........................    12.67%            17.46%
              Brazil.......................    22.35%            13.21%
              South Africa.................    10.59%             8.41%
              Russia.......................    31.36%            34.30%
              Thailand.....................    -4.10%             5.28%
              Mexico.......................     1.02%             6.71%
              Saudi Arabia.................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

VA INTERNATIONAL VALUE PORTFOLIO

   The VA International Value Portfolio invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2019, the Portfolio held approximately 510 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 3.61% for the Portfolio and 11.08% for the MSCI World ex USA Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. With low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the Portfolio's focus on value stocks detracted from performance relative to the style-neutral benchmark.

VA INTERNATIONAL SMALL PORTFOLIO

   The VA International Small Portfolio invests in developed ex U.S. small company stocks. The Portfolio generally excluded stocks with the lowest profitability and highest relative price. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 3,500 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 6.30% for the Portfolio and 8.61% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. At the sector level, the Portfolio's exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in developed ex U.S. markets. With micro-caps underperforming small-caps for the period, the Portfolio's greater allocation to micro-cap stocks also detracted from relative performance.

FIXED INCOME MARKET REVIEW                    12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                      OCTOBER 31, 2018 OCTOBER 31, 2019 CHANGE
                                      ---------------- ---------------- ------
  One-Month Treasury Bill (yield)....       2.20%            1.59%      -0.61%
  Ten-Year U.S. Treasury Notes
    (yield)..........................       3.15%            1.69%      -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

VA SHORT-TERM FIXED PORTFOLIO

   The VA Short-Term Fixed Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 50 days as of October 31, 2019, from 336 days as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 2.86% for the Portfolio versus 2.71% for the ICE BofAML U.S. 6-Month Treasury Bill Index and 3.28% for The ICE BofAML 1-Year U.S. Treasury Note Index, the Portfolio's benchmarks. The U.S. Treasury yield curve was inverted along the Portfolio's eligible maturity range, producing lower yields at the longer end of the eligible maturity range and reducing expected capital appreciation opportunities during the period. As a result, the Portfolio's weighted average maturity was shortened during the period. Interest rates decreased across the eligible maturity range and realized term premiums were positive for the period. As such, the Portfolio's exposure to securities with maturities greater than one year contributed positively to performance relative to the ICE BofAML U.S. 6-Month Treasury Bill Index. Conversely, the Portfolio's shorter weighted average maturity detracted from performance relative to the ICE BofAML 1-Year U.S. Treasury Note Index.

VA GLOBAL BOND PORTFOLIO

   The VA Global Bond Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional's expectations for term premiums. The weighted average maturity of the Portfolio decreased to 2.10 years as of October 31, 2019, from
3.86 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 5.00% for the Portfolio and 5.19% for the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio's benchmark. During the period, yield curves in global developed markets generally flattened, indicating smaller expected term premiums. As a result, the Portfolio's weighted average maturity was decreased. Realized term premiums, however, were generally positive in global developed markets for the period. The Portfolio's underweight to U.S. dollar-denominated securities in the four- to five-year maturity range detracted from performance relative to the benchmark. Additionally, the Portfolio's lack of exposure to certain lower-quality government securities in countries such as Italy, which are included in the benchmark, also detracted from relative performance. Conversely, the Portfolio's underweight to Japanese yen-denominated securities and overweight to Canadian dollar-denominated securities contributed positively to performance relative to the benchmark.

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

   The VIT Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing generally in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The weighted average duration of the Portfolio increased to 7.74 years as of October 31, 2019, from 7.62 years as of October 31, 2018.

   For the 12 months ended October 31, 2019, total returns were 9.18% for the Portfolio and 8.96% for the Bloomberg Barclays U.S. TIPS Index, the Portfolio's benchmark. Real interest rates generally decreased during the period and realized real term premiums were positive. The Portfolio's emphasis on the intermediate segment of the real yield curve contributed positively to performance relative to the benchmark, as the intermediate segment outperformed the combination of the long and short ends of the real yield curve.

VA GLOBAL MODERATE ALLOCATION PORTFOLIO

   The VA Global Moderate Allocation Portfolio seeks long-term capital appreciation and current income by investing in a combination of other mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. The Portfolio seeks to achieve its investment objective through a moderate allocation to both global equity and global fixed income securities. As of the date of this report, the Portfolio's investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, VA U.S. Large Value Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio's investments in international equity funds included the International Core Equity Portfolio, Emerging Markets Core Equity Portfolio, and VA International Value Portfolio (collectively, the "Equity Underlying Funds"); and the Portfolio's investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, VA Global Bond Portfolio, and VA Short-Term Fixed Portfolio

("Fixed Income Underlying Funds," and, collectively with the Equity Underlying Funds, the "Equity and Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Equity Underlying Funds collectively held approximately 13,200 securities in 44 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 700 fixed income securities in 21 countries, excluding supranationals.

   For the 12 months ended October 31, 2019, total returns were 8.07% for the Portfolio and 9.83% for the Portfolio's composite benchmark, a hypothetical composite index composed of 65% MSCI All Country World Index (net dividends), the Portfolio's equity benchmark, and 35% FTSE World Government Bond Index 1-3 Years (hedged to USD), the Portfolio's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities. The Portfolio's equity component underperformed the equity component of the composite benchmark and detracted from the Portfolio's performance relative to the composite benchmark. The Portfolio's fixed income component outperformed the fixed income component of the composite benchmark and contributed positively to the Portfolio's performance relative to the composite benchmark.

   With small-caps underperforming large-caps globally for the period, the Equity Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Equity Underlying Funds' greater emphasis on low relative price (value) stocks also had a negative impact on relative performance, as value stocks underperformed high relative price (growth) stocks globally.

   During the period ended October 31, 2019, interest rates generally decreased and realized term premiums were generally positive. Credit spreads were little changed during the period and realized credit premiums were also generally positive. The Fixed Income Underlying Funds' exposure to longer-term and credit securities contributed positively to performance relative to the fixed income benchmark.

VA EQUITY ALLOCATION PORTFOLIO

   The VA Equity Allocation Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities. As of the date of this report, the Portfolio's investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Large Company Portfolio, the VA U.S. Large Value Portfolio, the VA U.S. Targeted Value Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio's investments in the international equity funds included the International Core Equity Portfolio, the VA International Small Portfolio, the VA International Value Portfolio, and the Emerging Markets Core Equity Portfolio (collectively, the "Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Underlying Funds collectively held approximately 13,300 securities in 44 eligible developed and emerging markets.

   For the 12 months ended October 31, 2019, total returns were 9.60% for the Portfolio and 12.69% for the MSCI World Index (net dividends), the Portfolio's benchmark. As a result of the Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity markets rather than by the behavior of a limited group of stocks. With small-caps underperforming large-caps globally for the period, the Underlying Funds' inclusion of and emphasis on small-cap stocks detracted from performance relative to the benchmark (which is composed primarily of large- and mid-cap stocks). The Underlying Funds' greater emphasis on low relative price (value) stocks also had a negative impact on relative performance, as value stocks underperformed high relative price (growth) stocks globally.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                    BEGINNING  ENDING                EXPENSES
                                     ACCOUNT  ACCOUNT   ANNUALIZED     PAID
                                      VALUE    VALUE     EXPENSE      DURING
                                    05/01/19  10/31/19  RATIO (1)   PERIOD (1)
                                    --------- --------- ----------  ----------
  VA U.S. TARGETED VALUE PORTFOLIO
  --------------------------------
  Actual Fund Return............... $1,000.00 $  968.90       0.38%      $1.89
  Hypothetical 5% Annual Return.... $1,000.00 $1,023.29       0.38%      $1.94

  VA U.S. LARGE VALUE PORTFOLIO
  -----------------------------
  Actual Fund Return............... $1,000.00 $1,024.00       0.27%      $1.38
  Hypothetical 5% Annual Return.... $1,000.00 $1,023.84       0.27%      $1.38

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                 BEGINNING  ENDING                EXPENSES
                                                  ACCOUNT  ACCOUNT   ANNUALIZED     PAID
                                                   VALUE    VALUE     EXPENSE      DURING
                                                 05/01/19  10/31/19  RATIO (1)   PERIOD (1)
                                                 --------- --------- ----------  ----------
VA INTERNATIONAL VALUE PORTFOLIO
--------------------------------
Actual Fund Return.............................. $1,000.00 $  990.20       0.45%      $2.26
Hypothetical 5% Annual Return................... $1,000.00 $1,022.94       0.45%      $2.29

VA INTERNATIONAL SMALL PORTFOLIO
--------------------------------
Actual Fund Return.............................. $1,000.00 $1,014.30       0.57%      $2.89
Hypothetical 5% Annual Return................... $1,000.00 $1,022.33       0.57%      $2.91

VA SHORT-TERM FIXED PORTFOLIO
-----------------------------
Actual Fund Return.............................. $1,000.00 $1,012.60       0.23%      $1.17
Hypothetical 5% Annual Return................... $1,000.00 $1,024.05       0.23%      $1.17

VA GLOBAL BOND PORTFOLIO
------------------------
Actual Fund Return.............................. $1,000.00 $1,020.00       0.24%      $1.22
Hypothetical 5% Annual Return................... $1,000.00 $1,024.00       0.24%      $1.22

VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
--------------------------------------------
Actual Fund Return.............................. $1,000.00 $1,037.90       0.15%      $0.77
Hypothetical 5% Annual Return................... $1,000.00 $1,024.45       0.15%      $0.77

DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO (2)
-----------------------------------------------
Actual Fund Return.............................. $1,000.00 $1,020.20       0.33%      $1.68
Hypothetical 5% Annual Return................... $1,000.00 $1,023.54       0.33%      $1.68

VA EQUITY ALLOCATION PORTFOLIO (2)
----------------------------------
Actual Fund Return.............................. $1,000.00 $1,017.10       0.40%      $2.03
Hypothetical 5% Annual Return................... $1,000.00 $1,023.19       0.40%      $2.04

--------
(1)Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2)The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUNDS OF FUNDS

                                          AFFILIATED INVESTMENT COMPANIES
                                          -------------------------------
      DFA VA Global Moderate Allocation
        Portfolio........................              100.0%
      VA Equity Allocation Portfolio.....              100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        VA U.S. TARGETED VALUE PORTFOLIO
                        Communication Services...   3.1%
                        Consumer Discretionary...  14.2%
                        Consumer Staples.........   4.0%
                        Energy...................   7.4%
                        Financials...............  27.1%
                        Health Care..............   4.8%
                        Industrials..............  20.9%
                        Information Technology...  11.1%
                        Materials................   6.8%
                        Real Estate..............   0.3%
                        Utilities................   0.3%
                                                  -----
                                                  100.0%

                        VA U.S. LARGE VALUE PORTFOLIO
                        Communication Services...  12.3%
                        Consumer Discretionary...   6.5%
                        Consumer Staples.........   4.8%
                        Energy...................  12.3%
                        Financials...............  23.9%
                        Health Care..............  13.3%
                        Industrials..............  10.6%
                        Information Technology...  10.3%
                        Materials................   5.3%
                        Real Estate..............   0.3%
                        Utilities................   0.4%
                                                  -----
                                                  100.0%

                        VA INTERNATIONAL VALUE PORTFOLIO
                        Communication Services...   4.7%
                        Consumer Discretionary...  15.9%
                        Consumer Staples.........   3.7%
                        Energy...................  12.6%
                        Financials...............  30.4%
                        Health Care..............   5.2%
                        Industrials..............  10.2%
                        Information Technology...   2.1%
                        Materials................  11.5%
                        Real Estate..............   2.6%
                        Utilities................   1.1%
                                                  -----
                                                  100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

                         VA INTERNATIONAL SMALL PORTFOLIO
                         Communication Services...   4.9%
                         Consumer Discretionary...  14.4%
                         Consumer Staples.........   5.9%
                         Energy...................   4.1%
                         Financials...............  11.8%
                         Health Care..............   4.9%
                         Industrials..............  24.6%
                         Information Technology...   9.6%
                         Materials................  10.9%
                         Real Estate..............   5.5%
                         Utilities................   3.4%
                                                   -----
                                                   100.0%

FIXED INCOME PORTFOLIOS

                        VA SHORT-TERM FIXED PORTFOLIO
                        Corporate................  12.6%
                        Government...............  32.8%
                        Foreign Corporate........  28.5%
                        Foreign Government.......  21.4%
                        Supranational............   4.7%
                                                  -----
                                                  100.0%

                        VA GLOBAL BOND PORTFOLIO
                        Corporate................   6.5%
                        Government...............   7.5%
                        Foreign Corporate........  35.7%
                        Foreign Government.......  39.0%
                        Supranational............  11.3%
                                                  -----
                                                  100.0%

                        VIT INFLATION-PROTECTED
                           SECURITIES PORTFOLIO
                        Government............... 100.0%
                                                  -----
                                                  100.0%

                       VA U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                               PERCENTAGE
                                         SHARES    VALUE+    OF NET ASSETS++
                                         ------- ----------- ---------------
   COMMON STOCKS -- (95.5%)
   COMMUNICATION SERVICES -- (2.9%)
      News Corp., Class A...............  78,638 $ 1,078,127       0.3%
      Other Securities..................           9,357,449       2.8%
                                                 -----------      ----
   TOTAL COMMUNICATION SERVICES.........          10,435,576       3.1%
                                                 -----------      ----
   CONSUMER DISCRETIONARY -- (13.6%)
   *  AutoNation, Inc...................  22,508   1,144,532       0.3%
      BorgWarner, Inc...................  35,988   1,499,980       0.5%
      Kohl's Corp.......................  24,805   1,271,504       0.4%
      Lear Corp.........................  10,262   1,208,556       0.4%
   #  Macy's, Inc.......................  78,121   1,184,314       0.4%
      PulteGroup, Inc...................  30,085   1,180,535       0.4%
      Toll Brothers, Inc................  43,252   1,720,132       0.5%
      Other Securities..................          39,204,590      11.3%
                                                 -----------      ----
   TOTAL CONSUMER DISCRETIONARY.........          48,414,143      14.2%
                                                 -----------      ----
   CONSUMER STAPLES -- (3.8%)
      Bunge, Ltd........................  25,495   1,376,730       0.4%
   *  Post Holdings, Inc................  15,635   1,608,842       0.5%
   *  US Foods Holding Corp.............  40,057   1,589,061       0.5%
      Other Securities..................           9,121,021       2.6%
                                                 -----------      ----
   TOTAL CONSUMER STAPLES...............          13,695,654       4.0%
                                                 -----------      ----
   ENERGY -- (7.1%)
      Devon Energy Corp.................  68,997   1,399,259       0.4%
      HollyFrontier Corp................  27,491   1,510,356       0.4%
      Parsley Energy, Inc., Class A.....  75,256   1,189,797       0.4%
      Other Securities..................          21,184,159       6.2%
                                                 -----------      ----
   TOTAL ENERGY.........................          25,283,571       7.4%
                                                 -----------      ----
   FINANCIALS -- (25.8%)
      Assured Guaranty, Ltd.............  28,997   1,360,539       0.4%
      Invesco, Ltd......................  70,041   1,178,090       0.3%
   #  New York Community Bancorp, Inc... 113,503   1,322,310       0.4%
      Old Republic International Corp...  56,015   1,251,375       0.4%
      PacWest Bancorp...................  30,208   1,117,394       0.3%
      People's United Financial, Inc....  88,575   1,432,258       0.4%
      Popular, Inc......................  24,047   1,309,600       0.4%
      Santander Consumer USA Holdings,
        Inc.............................  56,507   1,417,196       0.4%
      TCF Financial Corp................  29,384   1,163,313       0.3%
      Unum Group........................  51,109   1,407,542       0.4%
      Voya Financial, Inc...............  28,402   1,532,572       0.5%
      Zions Bancorp NA..................  26,721   1,295,167       0.4%
      Other Securities..................          76,160,645      22.4%
                                                 -----------      ----
   TOTAL FINANCIALS.....................          91,948,001      27.0%
                                                 -----------      ----
   HEALTH CARE -- (4.6%)
   *  DaVita, Inc.......................  21,030   1,232,358       0.4%
      Perrigo Co. P.L.C.................  24,824   1,316,168       0.4%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                                   PERCENTAGE
                                                                            SHARES     VALUE+    OF NET ASSETS++
                                                                            ------- ------------ ---------------
HEALTH CARE -- (Continued)
   Other Securities........................................................         $ 13,674,687       3.9%
                                                                                    ------------      ----
TOTAL HEALTH CARE..........................................................           16,223,213       4.7%
                                                                                    ------------      ----
INDUSTRIALS -- (20.0%)
*  AECOM...................................................................  49,340    1,974,093       0.6%
   AGCO Corp...............................................................  14,360    1,101,268       0.3%
   Air Lease Corp..........................................................  36,394    1,600,608       0.5%
   AMERCO..................................................................   3,204    1,297,748       0.4%
*  Genesee & Wyoming, Inc., Class A........................................  14,979    1,663,118       0.5%
*  JetBlue Airways Corp....................................................  80,051    1,544,984       0.5%
   Owens Corning...........................................................  18,544    1,136,376       0.3%
   Quanta Services, Inc....................................................  38,352    1,612,702       0.5%
   Snap-on, Inc............................................................   7,532    1,225,230       0.4%
#* XPO Logistics, Inc......................................................  15,073    1,151,577       0.3%
   Other Securities........................................................           56,861,557      16.6%
                                                                                    ------------      ----
TOTAL INDUSTRIALS..........................................................           71,169,261      20.9%
                                                                                    ------------      ----
INFORMATION TECHNOLOGY -- (10.6%)
*  Arrow Electronics, Inc..................................................  27,872    2,209,692       0.7%
   Avnet, Inc..............................................................  37,316    1,476,221       0.4%
*  Flex, Ltd............................................................... 114,348    1,343,589       0.4%
   Jabil, Inc..............................................................  40,740    1,500,047       0.4%
*  ON Semiconductor Corp...................................................  74,969    1,529,368       0.5%
SYNNEX Corp................................................................  10,748    1,265,470       0.4%
*  Tech Data Corp..........................................................   9,711    1,179,886       0.3%
*  Xerox Holdings Corp.....................................................  38,196    1,295,990       0.4%
   Other Securities........................................................           26,007,142       7.6%
                                                                                    ------------      ----
TOTAL INFORMATION TECHNOLOGY...............................................           37,807,405      11.1%
                                                                                    ------------      ----
MATERIALS -- (6.5%)
   Huntsman Corp...........................................................  52,125    1,153,526       0.3%
   Mosaic Co. (The)........................................................  60,581    1,204,350       0.4%
   Reliance Steel & Aluminum Co............................................  19,032    2,208,473       0.7%
   Steel Dynamics, Inc.....................................................  35,639    1,082,000       0.3%
   Other Securities........................................................           17,406,044       5.1%
                                                                                    ------------      ----
TOTAL MATERIALS............................................................           23,054,393       6.8%
                                                                                    ------------      ----
REAL ESTATE -- (0.3%)
   Other Securities........................................................            1,050,982       0.3%
                                                                                    ------------      ----
UTILITIES -- (0.3%)
   Other Securities........................................................              912,780       0.3%
                                                                                    ------------      ----
TOTAL COMMON STOCKS (Cost $333,628,988)....................................          339,994,979      99.8%
                                                                                    ------------      ----
TEMPORARY CASH INVESTMENTS -- (0.2%)
   State Street Institutional U.S. Government Money Market Fund, 1.752%.... 638,563      638,563       0.2%
                                                                                    ------------      ----

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       PERCENTAGE
                                               SHARES      VALUE+    OF NET ASSETS++
                                              --------- ------------ ---------------
SECURITIES LENDING COLLATERAL -- (4.3%)
@(S)  The DFA Short Term Investment Fund..... 1,339,279 $ 15,496,798        4.6%
                                                        ------------      -----
TOTAL INVESTMENTS--(100.0%) (Cost
  $349,762,563)..............................           $356,130,340      104.6%
                                                        ============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ---------------------------------------------
                                      LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                    ------------ ----------- ------- ------------
Common Stocks
   Communication Services.......... $ 10,435,576          --   --    $ 10,435,576
   Consumer Discretionary..........   48,413,026 $     1,117   --      48,414,143
   Consumer Staples................   13,695,654          --   --      13,695,654
   Energy..........................   25,283,571          --   --      25,283,571
   Financials......................   91,938,500       9,501   --      91,948,001
   Health Care.....................   16,223,213          --   --      16,223,213
   Industrials.....................   71,169,261          --   --      71,169,261
   Information Technology..........   37,807,405          --   --      37,807,405
   Materials.......................   23,054,393          --   --      23,054,393
   Real Estate.....................    1,050,982          --   --       1,050,982
   Utilities.......................      912,780          --   --         912,780
Temporary Cash Investments.........      638,563          --   --         638,563
Securities Lending Collateral......           --  15,496,798   --      15,496,798
                                    ------------ -----------   --    ------------
TOTAL.............................. $340,622,924 $15,507,416   --    $356,130,340
                                    ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                         PERCENTAGE
                                                  SHARES     VALUE+    OF NET ASSETS++
                                                  ------- ------------ ---------------
COMMON STOCKS -- (99.5%)
COMMUNICATION SERVICES -- (12.2%)
   AT&T, Inc..................................... 577,430 $ 22,225,281       4.0%
*  Charter Communications, Inc., Class A.........  13,352    6,246,867       1.1%
   Comcast Corp., Class A........................ 397,537   17,817,608       3.2%
   Walt Disney Co. (The).........................  67,897    8,821,178       1.6%
   Other Securities..............................           12,566,984       2.3%
                                                          ------------      ----
TOTAL COMMUNICATION SERVICES.....................           67,677,918      12.2%
                                                          ------------      ----
CONSUMER DISCRETIONARY -- (6.4%)
   DR Horton, Inc................................  54,204    2,838,664       0.5%
   Ford Motor Co................................. 293,500    2,521,165       0.5%
   General Motors Co............................. 100,456    3,732,945       0.7%
   Target Corp...................................  24,624    2,632,552       0.5%
   Other Securities..............................           23,842,881       4.2%
                                                          ------------      ----
TOTAL CONSUMER DISCRETIONARY.....................           35,568,207       6.4%
                                                          ------------      ----
CONSUMER STAPLES -- (4.8%)
   Mondelez International, Inc., Class A.........  63,318    3,321,029       0.6%
   Walgreens Boots Alliance, Inc.................  56,873    3,115,503       0.6%
   Walmart, Inc..................................  70,613    8,280,080       1.5%
   Other Securities..............................           11,679,306       2.1%
                                                          ------------      ----
TOTAL CONSUMER STAPLES...........................           26,395,918       4.8%
                                                          ------------      ----
ENERGY -- (12.2%)
   Chevron Corp.................................. 167,173   19,415,472       3.5%
   ConocoPhillips................................  91,117    5,029,659       0.9%
   Exxon Mobil Corp.............................. 250,775   16,944,867       3.1%
   Marathon Petroleum Corp.......................  55,729    3,563,870       0.7%
   Phillips 66...................................  23,677    2,765,947       0.5%
   Valero Energy Corp............................  32,870    3,187,733       0.6%
   Other Securities..............................           17,007,450       3.0%
                                                          ------------      ----
TOTAL ENERGY.....................................           67,914,998      12.3%
                                                          ------------      ----
FINANCIALS -- (23.8%)
   Bank of America Corp.......................... 430,976   13,476,588       2.4%
   Bank of New York Mellon Corp. (The)...........  62,976    2,944,128       0.5%
*  Berkshire Hathaway, Inc., Class B.............  54,789   11,647,046       2.1%
   Capital One Financial Corp....................  35,538    3,313,919       0.6%
   Citigroup, Inc................................ 128,445    9,230,058       1.7%
   Goldman Sachs Group, Inc. (The)...............  24,966    5,327,245       1.0%
   Hartford Financial Services Group, Inc. (The).  51,701    2,951,093       0.5%
   JPMorgan Chase & Co........................... 154,762   19,332,869       3.5%
   Morgan Stanley................................  89,250    4,109,963       0.7%
   PNC Financial Services Group, Inc. (The)......  21,999    3,227,253       0.6%
   Wells Fargo & Co.............................. 357,801   18,473,266       3.3%
   Other Securities..............................           37,837,810       7.0%
                                                          ------------      ----
TOTAL FINANCIALS.................................          131,871,238      23.9%
                                                          ------------      ----
HEALTH CARE -- (13.3%)
   Anthem, Inc...................................  21,026    5,657,676       1.0%
*  Cigna Corp....................................  28,620    5,107,525       0.9%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                                                   SHARES     VALUE+    OF NET ASSETS++
                                                                   ------- ------------ ---------------
HEALTH CARE -- (Continued)
   CVS Health Corp................................................  94,177 $  6,252,411       1.1%
   Danaher Corp...................................................  31,389    4,326,032       0.8%
   Humana, Inc....................................................   9,731    2,862,860       0.5%
   Medtronic P.L.C................................................  74,900    8,156,610       1.5%
   Pfizer, Inc.................................................... 406,902   15,612,830       2.8%
   Thermo Fisher Scientific, Inc..................................  16,736    5,053,937       0.9%
   Other Securities...............................................           20,540,621       3.8%
                                                                           ------------      ----
TOTAL HEALTH CARE.................................................           73,570,502      13.3%
                                                                           ------------      ----
INDUSTRIALS -- (10.6%)
   Delta Air Lines, Inc...........................................  45,864    2,526,189       0.5%
   Eaton Corp. P.L.C..............................................  31,645    2,756,596       0.5%
   FedEx Corp.....................................................  18,335    2,799,021       0.5%
   Norfolk Southern Corp..........................................  20,396    3,712,072       0.7%
   Stanley Black & Decker, Inc....................................  17,128    2,591,980       0.5%
*  United Airlines Holdings, Inc..................................  33,045    3,001,808       0.5%
   United Technologies Corp.......................................  44,251    6,353,558       1.1%
   Other Securities...............................................           34,905,178       6.3%
                                                                           ------------      ----
TOTAL INDUSTRIALS.................................................           58,646,402      10.6%
                                                                           ------------      ----
INFORMATION TECHNOLOGY -- (10.2%)
   Cognizant Technology Solutions Corp., Class A..................  41,585    2,534,190       0.5%
   Fidelity National Information Services, Inc....................  25,320    3,336,163       0.6%
   Hewlett Packard Enterprise Co.................................. 170,324    2,795,017       0.5%
   Intel Corp..................................................... 392,945   22,213,181       4.0%
*  Micron Technology, Inc.........................................  86,728    4,123,916       0.7%
   Other Securities...............................................           21,727,666       4.0%
                                                                           ------------      ----
TOTAL INFORMATION TECHNOLOGY......................................           56,730,133      10.3%
                                                                           ------------      ----
MATERIALS -- (5.3%)
*  Dow, Inc.......................................................  53,775    2,715,100       0.5%
   Linde P.L.C....................................................  13,100    2,598,385       0.5%
   Other Securities...............................................           24,103,579       4.3%
                                                                           ------------      ----
TOTAL MATERIALS...................................................           29,417,064       5.3%
                                                                           ------------      ----
REAL ESTATE -- (0.3%)
   Other Securities...............................................            1,777,444       0.3%
                                                                           ------------      ----
UTILITIES -- (0.4%)
   Other Securities...............................................            2,377,265       0.4%
                                                                           ------------      ----
TOTAL COMMON STOCKS
  (Cost $450,846,470).............................................          551,947,089      99.8%
                                                                           ------------      ----
TEMPORARY CASH INVESTMENTS -- (0.1%)
   State Street Institutional U.S. Government Money Market Fund,
     1.752%....................................................... 192,552      192,552       0.0%
                                                                           ------------      ----

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                     PERCENTAGE
                                              SHARES     VALUE+    OF NET ASSETS++
                                              ------- ------------ ---------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S) The DFA Short Term Investment Fund...... 200,647 $  2,321,690             0.4%
                                                      ------------           -----
TOTAL INVESTMENTS--(100.0%) (Cost
  $453,360,404)..............................         $554,461,331           100.2%
                                                      ============           =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    --------------------------------------------
                                      LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                    ------------ ---------- ------- ------------
Common Stocks
   Communication Services.......... $ 67,677,918         --      -- $ 67,677,918
   Consumer Discretionary..........   35,568,207         --      --   35,568,207
   Consumer Staples................   26,395,918         --      --   26,395,918
   Energy..........................   67,914,998         --      --   67,914,998
   Financials......................  131,871,238         --      --  131,871,238
   Health Care.....................   73,570,502         --      --   73,570,502
   Industrials.....................   58,646,402         --      --   58,646,402
   Information Technology..........   56,730,133         --      --   56,730,133
   Materials.......................   29,417,064         --      --   29,417,064
   Real Estate.....................    1,777,444         --      --    1,777,444
   Utilities.......................    2,377,265         --      --    2,377,265
Temporary Cash Investments.........      192,552         --      --      192,552
Securities Lending Collateral......           -- $2,321,690      --    2,321,690
                                    ------------ ----------      -- ------------
TOTAL.............................. $552,139,641 $2,321,690      -- $554,461,331
                                    ============ ==========      == ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                   PERCENTAGE
                                         SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                         ------- ------------------------------- ---------------
COMMON STOCKS -- (95.0%)
AUSTRALIA -- (6.6%)
   Australia & New Zealand Banking
     Group, Ltd......................... 242,031           $ 4,447,829                 1.4%
   National Australia Bank, Ltd......... 146,201             2,869,799                 0.9%
   Westpac Banking Corp................. 123,183             2,391,658                 0.7%
   Woodside Petroleum, Ltd..............  80,603             1,786,441                 0.5%
   Other Securities.....................                    10,557,367                 3.2%
                                                           -----------                ----
TOTAL AUSTRALIA.........................                    22,053,094                 6.7%
                                                           -----------                ----
AUSTRIA -- (0.1%)
   Other Security.......................                       215,175                 0.1%
                                                           -----------                ----
BELGIUM -- (1.0%)
   Other Securities.....................                     3,253,996                 1.0%
                                                           -----------                ----
CANADA -- (8.1%)
   Bank of Montreal, (2073174)..........  22,673             1,677,575                 0.5%
#  Bank of Montreal, (2076009)..........  24,590             1,820,306                 0.6%
   Bank of Nova Scotia (The)............  30,508             1,749,734                 0.5%
   Canadian Natural Resources, Ltd......  93,719             2,363,593                 0.7%
   Magna International, Inc.............  39,343             2,115,473                 0.7%
   Manulife Financial Corp..............  93,419             1,739,462                 0.5%
   Suncor Energy, Inc., (B3NB0P5).......  80,895             2,401,773                 0.7%
   Suncor Energy, Inc., (B3NB1P2).......  45,346             1,348,225                 0.4%
   Other Securities.....................                    12,013,721                 3.7%
                                                           -----------                ----
TOTAL CANADA............................                    27,229,862                 8.3%
                                                           -----------                ----
DENMARK -- (1.5%)
   Other Securities.....................                     5,081,320                 1.5%
                                                           -----------                ----
FINLAND -- (0.9%)
   Other Securities.....................                     3,200,141                 1.0%
                                                           -----------                ----
FRANCE -- (9.8%)
   AXA SA...............................  58,603             1,551,293                 0.5%
   BNP Paribas SA.......................  51,999             2,717,444                 0.8%
   Cie de Saint-Gobain..................  54,149             2,205,377                 0.7%
   Cie Generale des Etablissements
     Michelin SCA.......................  19,053             2,319,840                 0.7%
   Orange SA............................ 133,175             2,143,384                 0.7%
   Peugeot SA...........................  69,936             1,771,207                 0.6%
   Total SA............................. 167,429             8,851,669                 2.7%
   Other Securities.....................                    11,451,372                 3.4%
                                                           -----------                ----
TOTAL FRANCE............................                    33,011,586                10.1%
                                                           -----------                ----
GERMANY -- (6.7%)
   Allianz SE...........................   6,489             1,584,760                 0.5%
   Bayer AG.............................  56,830             4,408,654                 1.4%
   Bayerische Motoren Werke AG..........  29,120             2,229,855                 0.7%
   Daimler AG...........................  92,360             5,386,688                 1.6%
   Volkswagen AG........................   3,115               588,860                 0.2%
   Other Securities.....................                     8,269,903                 2.5%
                                                           -----------                ----
TOTAL GERMANY...........................                    22,468,720                 6.9%
                                                           -----------                ----

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                              --------- ------------------------------- ---------------
HONG KONG -- (2.7%)
   Other Securities..........................                     $ 8,994,737                 2.7%
                                                                  -----------                ----
IRELAND -- (0.3%)
   Other Securities..........................                       1,200,690                 0.4%
                                                                  -----------                ----
ISRAEL -- (0.4%)
   Other Securities..........................                       1,338,979                 0.4%
                                                                  -----------                ----
ITALY -- (2.2%)
   Eni SpA...................................   115,611             1,753,933                 0.5%
   Fiat Chrysler Automobiles NV, (BRJFWP3)...   103,842             1,611,499                 0.5%
   Intesa Sanpaolo SpA.......................   709,285             1,777,343                 0.6%
   Other Securities..........................                       2,380,708                 0.7%
                                                                  -----------                ----
TOTAL ITALY..................................                       7,523,483                 2.3%
                                                                  -----------                ----
JAPAN -- (21.7%)
   Hitachi, Ltd..............................    47,100             1,757,887                 0.5%
   Honda Motor Co., Ltd......................   108,400             2,932,651                 0.9%
   Mitsubishi UFJ Financial Group, Inc.......   386,000             2,001,135                 0.6%
   SoftBank Group Corp.......................    56,200             2,161,812                 0.7%
   Sumitomo Mitsui Financial Group, Inc......    65,900             2,339,659                 0.7%
   Toyota Motor Corp.........................   100,670             6,984,573                 2.1%
   Other Securities..........................                      54,922,827                16.8%
                                                                  -----------                ----
TOTAL JAPAN..................................                      73,100,544                22.3%
                                                                  -----------                ----
NETHERLANDS -- (2.9%)
   Koninklijke Ahold Delhaize NV.............   109,832             2,737,032                 0.8%
   Koninklijke DSM NV........................    16,319             1,936,869                 0.6%
   Other Securities..........................                       5,152,944                 1.6%
                                                                  -----------                ----
TOTAL NETHERLANDS............................                       9,826,845                 3.0%
                                                                  -----------                ----
NEW ZEALAND -- (0.3%)
   Other Securities..........................                         883,448                 0.3%
                                                                  -----------                ----
NORWAY -- (0.8%)
   Other Securities..........................                       2,556,071                 0.8%
                                                                  -----------                ----
PORTUGAL -- (0.0%)
   Other Securities..........................                          88,912                 0.0%
                                                                  -----------                ----
SINGAPORE -- (1.1%)
   Other Securities..........................                       3,786,607                 1.2%
                                                                  -----------                ----
SPAIN -- (2.5%)
   Banco Santander SA........................ 1,390,771             5,584,361                 1.7%
   Other Securities..........................                       2,800,648                 0.9%
                                                                  -----------                ----
TOTAL SPAIN..................................                       8,385,009                 2.6%
                                                                  -----------                ----
SWEDEN -- (2.4%)
   Other Securities..........................                       7,975,109                 2.4%
                                                                  -----------                ----
SWITZERLAND -- (8.7%)
   Cie Financiere Richemont SA...............    31,128             2,446,074                 0.8%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                              --------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
   Lonza Group AG............................     6,057          $  2,183,139                  0.7%
   Novartis AG...............................    20,736             1,811,812                  0.6%
   Novartis AG, Sponsored ADR................    45,615             3,988,576                  1.2%
   Zurich Insurance Group AG.................    11,124             4,357,271                  1.3%
   Other Securities..........................                      14,604,844                  4.4%
                                                                 ------------                -----
TOTAL SWITZERLAND............................                      29,391,716                  9.0%
                                                                 ------------                -----
UNITED KINGDOM -- (14.3%)
   Anglo American P.L.C......................    91,536             2,355,870                  0.7%
   Aviva P.L.C...............................   443,489             2,390,428                  0.7%
   BP P.L.C., Sponsored ADR..................    89,429             3,390,250                  1.0%
   British American Tobacco P.L.C............    96,390             3,371,323                  1.0%
   British American Tobacco P.L.C.,
     Sponsored ADR...........................    11,391               398,229                  0.1%
   Glencore P.L.C............................   717,055             2,164,343                  0.7%
   HSBC Holdings P.L.C., Sponsored ADR.......   135,981             5,138,722                  1.6%
   Lloyds Banking Group P.L.C................ 2,989,405             2,199,025                  0.7%
   Lloyds Banking Group P.L.C., ADR..........   492,605             1,428,555                  0.4%
   Royal Dutch Shell P.L.C., Sponsored ADR,
     Class A.................................    85,104             4,933,479                  1.5%
#  Royal Dutch Shell P.L.C., Sponsored ADR,
  Class B....................................   108,210             6,307,561                  1.9%
   Vodafone Group P.L.C...................... 1,569,855             3,203,633                  1.0%
   Vodafone Group P.L.C., Sponsored ADR......    30,486               622,520                  0.2%
   Other Securities..........................                      10,059,151                  3.1%
                                                                 ------------                -----
TOTAL UNITED KINGDOM.........................                      47,963,089                 14.6%
                                                                 ------------                -----
TOTAL COMMON STOCKS..........................                     319,529,133                 97.6%
                                                                 ------------                -----
PREFERRED STOCKS -- (1.3%)
GERMANY -- (1.3%)
   Volkswagen AG.............................    18,370             3,492,233                  1.0%
   Other Securities..........................                         912,956                  0.3%
                                                                 ------------                -----
TOTAL GERMANY................................                       4,405,189                  1.3%
                                                                 ------------                -----
TOTAL INVESTMENT SECURITIES
  (Cost $332,535,114)........................                     323,934,322
                                                                 ------------

                                                                    VALUE+
                                                        -------------------------------
SECURITIES LENDING COLLATERAL -- (3.7%)
@(S) The DFA Short Term Investment Fund...... 1,066,681            12,342,564                  3.8%
                                                                 ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $344,876,561)........................                    $336,276,886                102.7%
                                                                 ============                =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    ---------------------------------------
                                    LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                    -------  ----------- ------- -----------
     Common Stocks
        Australia..................   --     $22,053,094   --    $22,053,094
        Austria....................   --         215,175   --        215,175
        Belgium....................   --       3,253,996   --      3,253,996

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
     Canada..................... $27,229,862           --   --    $ 27,229,862
     Denmark....................          -- $  5,081,320   --       5,081,320
     Finland....................          --    3,200,141   --       3,200,141
     France.....................       1,487   33,010,099   --      33,011,586
     Germany....................     346,898   22,121,822   --      22,468,720
     Hong Kong..................          --    8,994,737   --       8,994,737
     Ireland....................     649,773      550,917   --       1,200,690
     Israel.....................          --    1,338,979   --       1,338,979
     Italy......................     104,040    7,419,443   --       7,523,483
     Japan......................          --   73,100,544   --      73,100,544
     Netherlands................     822,470    9,004,375   --       9,826,845
     New Zealand................          --      883,448   --         883,448
     Norway.....................          --    2,556,071   --       2,556,071
     Portugal...................          --       88,912   --          88,912
     Singapore..................          --    3,786,607   --       3,786,607
     Spain......................     219,853    8,165,156   --       8,385,009
     Sweden.....................          --    7,975,109   --       7,975,109
     Switzerland................   5,313,644   24,078,072   --      29,391,716
     United Kingdom.............  24,535,541   23,427,548   --      47,963,089
  Preferred Stocks
     Germany....................          --    4,405,189   --       4,405,189
  Securities Lending Collateral.          --   12,342,564   --      12,342,564
                                 ----------- ------------   --    ------------
  TOTAL......................... $59,223,568 $277,053,318   --    $336,276,886
                                 =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                              PERCENTAGE
                                    SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                    ------- ------------------------------- ---------------
COMMON STOCKS -- (94.8%)
AUSTRALIA -- (6.1%)
   Other Securities................                   $15,548,705                 6.4%
                                                      -----------                 ---
AUSTRIA -- (1.2%)
   Other Securities................                     3,088,591                 1.3%
                                                      -----------                 ---
BELGIUM -- (1.8%)
   Ackermans & van Haaren NV.......   2,774               425,243                 0.2%
   Other Securities................                     4,203,558                 1.7%
                                                      -----------                 ---
TOTAL BELGIUM......................                     4,628,801                 1.9%
                                                      -----------                 ---
CANADA -- (8.5%)
   Pan American Silver Corp........  24,798               421,176                 0.2%
   Yamana Gold, Inc................ 129,415               472,619                 0.2%
   Other Securities................                    20,718,896                 8.4%
                                                      -----------                 ---
TOTAL CANADA.......................                    21,612,691                 8.8%
                                                      -----------                 ---
CHINA -- (0.0%)
   Other Securities................                        16,645                 0.0%
                                                      -----------                 ---
DENMARK -- (1.7%)
   Royal Unibrew A.S...............   5,705               468,034                 0.2%
   SimCorp A.S.....................   4,833               432,446                 0.2%
   Other Securities................                     3,453,039                 1.4%
                                                      -----------                 ---
TOTAL DENMARK......................                     4,353,519                 1.8%
                                                      -----------                 ---
FINLAND -- (2.3%)
   Huhtamaki Oyj...................  12,148               562,519                 0.2%
   Kesko Oyj, Class B..............   7,336               488,783                 0.2%
   Metso Oyj.......................  12,166               460,566                 0.2%
   Orion Oyj, Class B..............  11,176               495,819                 0.2%
   Other Securities................                     3,778,975                 1.6%
                                                      -----------                 ---
TOTAL FINLAND......................                     5,786,662                 2.4%
                                                      -----------                 ---
FRANCE -- (4.4%)
   Altran Technologies SA..........  28,524               453,502                 0.2%
   Euronext NV.....................   5,979               482,338                 0.2%
   Ingenico Group SA...............   7,159               765,519                 0.3%
   Rexel SA........................  37,300               462,427                 0.2%
   Rubis SCA.......................   9,853               571,352                 0.3%
   Other Securities................                     8,391,833                 3.4%
                                                      -----------                 ---
TOTAL FRANCE.......................                    11,126,971                 4.6%
                                                      -----------                 ---
GERMANY -- (6.2%)
*  Dialog Semiconductor P.L.C......   9,400               422,815                 0.2%
   GEA Group AG....................  17,565               536,467                 0.2%
   Lanxess AG......................   9,534               619,512                 0.3%
   OSRAM Licht AG..................  10,845               485,473                 0.2%
   Rheinmetall AG..................   5,218               629,325                 0.3%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                         PERCENTAGE
                               SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                               ------- ------------------------------- ---------------
GERMANY -- (Continued)
   Other Securities...........                   $13,033,714                 5.2%
                                                 -----------                ----
TOTAL GERMANY.................                    15,727,306                 6.4%
                                                 -----------                ----
HONG KONG -- (2.4%)
   Other Securities...........                     6,164,034                 2.5%
                                                 -----------                ----
IRELAND -- (0.2%)
   Other Securities...........                       541,117                 0.2%
                                                 -----------                ----
ISRAEL -- (1.2%)
   Other Securities...........                     3,061,322                 1.3%
                                                 -----------                ----
ITALY -- (4.2%)
*  Banco BPM SpA.............. 205,939               468,791                 0.2%
   Hera SpA................... 102,323               438,319                 0.2%
   Prysmian SpA...............  21,679               501,485                 0.2%
   Other Securities...........                     9,148,301                 3.7%
                                                 -----------                ----
TOTAL ITALY...................                    10,556,896                 4.3%
                                                 -----------                ----
JAPAN -- (23.2%)
   Other Securities...........                    59,172,612                24.2%
                                                 -----------                ----
NETHERLANDS -- (2.4%)
   Aalberts NV................  11,113               447,829                 0.2%
   ASM International NV.......   5,440               548,470                 0.2%
   ASR Nederland NV...........  13,075               479,311                 0.2%
   IMCD NV....................   5,477               427,667                 0.2%
   Other Securities...........                     4,299,406                 1.7%
                                                 -----------                ----
TOTAL NETHERLANDS.............                     6,202,683                 2.5%
                                                 -----------                ----
NEW ZEALAND -- (0.6%)
   Other Securities...........                     1,623,786                 0.7%
                                                 -----------                ----
NORWAY -- (0.9%)
   Other Securities...........                     2,322,456                 0.9%
                                                 -----------                ----
PORTUGAL -- (0.4%)
   Other Securities...........                     1,005,167                 0.4%
                                                 -----------                ----
SINGAPORE -- (1.3%)
   Other Securities...........                     3,206,915                 1.3%
                                                 -----------                ----
SPAIN -- (2.0%)
   Other Securities...........                     5,186,599                 2.1%
                                                 -----------                ----
SWEDEN -- (3.2%)
   Other Securities...........                     8,094,322                 3.3%
                                                 -----------                ----
SWITZERLAND -- (4.7%)
   Allreal Holding AG.........   2,124               413,860                 0.2%
   Georg Fischer AG...........     507               484,211                 0.2%
   Helvetia Holding AG........   3,458               485,736                 0.2%
   PSP Swiss Property AG......   5,203               688,695                 0.3%
   VAT Group AG...............   3,009               442,418                 0.2%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                                          PERCENTAGE
                                               SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                              --------- ------------------------------- ---------------
SWITZERLAND -- (Continued)
   Other Securities..........................                    $  9,428,955                  3.8%
                                                                 ------------                -----
TOTAL SWITZERLAND............................                      11,943,875                  4.9%
                                                                 ------------                -----
UNITED KINGDOM -- (15.9%)
   BBA Aviation P.L.C........................   131,014               515,426                  0.2%
   Bellway P.L.C.............................    15,114               618,607                  0.3%
   Cobham P.L.C..............................   279,500               571,712                  0.2%
   Electrocomponents P.L.C...................    71,675               632,397                  0.3%
   G4S P.L.C.................................   172,346               462,222                  0.2%
   Hays P.L.C................................   213,094               433,661                  0.2%
   Hiscox, Ltd...............................    25,046               483,666                  0.2%
   HomeServe P.L.C. .........................    30,314               455,333                  0.2%
   Howden Joinery Group P.L.C................    84,872               635,206                  0.3%
   Inchcape P.L.C............................    50,511               422,300                  0.2%
   Intermediate Capital Group P.L.C..........    31,925               614,421                  0.3%
   Meggitt P.L.C.............................    51,514               416,817                  0.2%
   Merlin Entertainments P.L.C...............    73,419               432,545                  0.2%
   National Express Group P.L.C..............    70,707               409,094                  0.2%
   Pennon Group P.L.C........................    51,927               603,736                  0.3%
   Spectris P.L.C............................    16,230               503,156                  0.2%
   Tate & Lyle P.L.C.........................    97,587               851,182                  0.4%
   Travis Perkins P.L.C......................    30,403               564,709                  0.2%
   Tullow Oil P.L.C..........................   184,058               491,862                  0.2%
   Other Securities..........................                      30,236,855                 12.0%
                                                                 ------------                -----
TOTAL UNITED KINGDOM.........................                      40,354,907                 16.5%
                                                                 ------------                -----
TOTAL COMMON STOCKS..........................                     241,326,582                 98.7%
                                                                 ------------                -----
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
   Other Securities..........................                         720,493                  0.3%
                                                                 ------------                -----
UNITED KINGDOM -- (0.0%)
   Other Security............................                             709                  0.0%
                                                                 ------------                -----
TOTAL PREFERRED STOCKS.......................                         721,202                  0.3%
                                                                 ------------                -----
RIGHTS/WARRANTS -- (0.0%)
   Other Securities..........................                          18,936                  0.0%
                                                                 ------------                -----
TOTAL INVESTMENT SECURITIES
   (Cost $240,095,711).......................                     242,066,720
                                                                 ------------

                                                                    VALUE+
                                                        -------------------------------
SECURITIES LENDING COLLATERAL -- (4.9%)
@(S) The DFA Short Term Investment Fund...... 1,087,158            12,579,510                  5.2%
                                                                 ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $252,674,131)........................                    $254,646,230                104.2%
                                                                 ============                =====

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
 Common Stocks
    Australia.................... $    13,988 $ 15,534,717   --    $ 15,548,705
    Austria......................          --    3,088,591   --       3,088,591
    Belgium......................     282,340    4,346,461   --       4,628,801
    Canada.......................  21,543,410       69,281   --      21,612,691
    China........................          --       16,645   --          16,645
    Denmark......................          --    4,353,519   --       4,353,519
    Finland......................          --    5,786,662   --       5,786,662
    France.......................          --   11,126,971   --      11,126,971
    Germany......................          --   15,727,306   --      15,727,306
    Hong Kong....................      25,728    6,138,306   --       6,164,034
    Ireland......................          --      541,117   --         541,117
    Israel.......................          --    3,061,322   --       3,061,322
    Italy........................      46,849   10,510,047   --      10,556,896
    Japan........................      44,208   59,128,404   --      59,172,612
    Netherlands..................          --    6,202,683   --       6,202,683
    New Zealand..................          --    1,623,786   --       1,623,786
    Norway.......................          --    2,322,456   --       2,322,456
    Portugal.....................          --    1,005,167   --       1,005,167
    Singapore....................          --    3,206,915   --       3,206,915
    Spain........................          --    5,186,599   --       5,186,599
    Sweden.......................      32,904    8,061,418   --       8,094,322
    Switzerland..................          --   11,943,875   --      11,943,875
    United Kingdom...............          --   40,354,907   --      40,354,907
 Preferred Stocks
    Germany......................          --      720,493   --         720,493
    United Kingdom...............          --          709   --             709
 Rights/Warrants
    Canada.......................          --        5,680   --           5,680
    Italy........................          --        4,159   --           4,159
    Norway.......................          --          338   --             338
    Spain........................          --        8,759   --           8,759
 Securities Lending Collateral...          --   12,579,510   --      12,579,510
                                  ----------- ------------   --    ------------
 TOTAL........................... $21,989,427 $232,656,803   --    $254,646,230
                                  =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         VA SHORT-TERM FIXED PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ -----------
                                                             (000)
                                                             ------
AGENCY OBLIGATIONS -- (13.2%)
Federal Farm Credit Bank, Floating Rate Note, 1M USD LIBOR
  + 0.045%, FRN
(r)  1.936%, 04/16/21.......................................  5,000 $ 4,995,490
Federal Home Loan Bank
     1.008%, 11/04/19....................................... 15,000  14,997,900
     1.466%, 11/06/19....................................... 10,000   9,997,667
     1.599%, 11/27/19....................................... 10,000   9,987,867
     1.579%, 12/06/19.......................................  4,250   4,243,099
                                                                    -----------
TOTAL AGENCY OBLIGATIONS....................................         44,222,023
                                                                    -----------
BONDS -- (37.3%)
African Development Bank
     1.875%, 03/16/20.......................................  2,950   2,949,617
Agence Francaise de Developpement
     1.625%, 01/21/20.......................................  1,110   1,109,152
Apple, Inc.
     1.800%, 11/13/19.......................................  2,291   2,291,056
(r)  2.251%, 05/11/20.......................................    800     800,223
Apple, Inc., 3M USD LIBOR + 0.250%, FRN
(r)  2.434%, 02/07/20.......................................    500     500,311
Australia & New Zealand Banking Group, Ltd.
W    2.250%, 12/19/19.......................................  2,200   2,201,052
Bank of Montreal
     3.100%, 07/13/20.......................................    750     756,476
Bank of Montreal, 3M USD LIBOR + 0.440%, FRN
(r)  2.558%, 06/15/20.......................................  3,710   3,718,644
Bank of Montreal, 3M USD LIBOR + 0.460%, FRN
(r)  2.461%, 04/13/21.......................................    204     204,873
Bank of Nova Scotia (The)
     2.350%, 10/21/20.......................................  1,783   1,791,545
Bank of Nova Scotia (The), 3M USD LIBOR + 0.290%, FRN
(r)  2.317%, 01/08/21.......................................  1,000   1,001,817
Bank of Nova Scotia (The), 3M USD LIBOR + 0.620%, FRN
(r)  2.747%, 12/05/19.......................................  1,000   1,000,778
Berkshire Hathaway Finance Corp.
#(r) 2.329%, 01/10/20.......................................  1,900   1,901,330

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ ----------
                                                             (000)
                                                             ------
BNG Bank NV
     1.625%, 11/25/19.......................................   300  $  299,916
W    2.500%, 02/28/20.......................................   500     500,813
     2.500%, 02/28/20....................................... 1,000   1,001,626
     1.750%, 03/24/20.......................................   790     789,493
BNG Bank NV, 3M USD LIBOR + 0.100%, FRN
(r)W 2.101%, 07/14/20....................................... 1,000   1,000,604
Caisse d'Amortissement de la Dette Sociale
     1.875%, 01/13/20....................................... 1,000     999,842
     2.000%, 04/17/20....................................... 1,500   1,500,591
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.310%,
  FRN
(r)  2.353%, 10/05/20.......................................   890     892,020
Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.315%,
  FRN
(r)  2.581%, 02/02/21....................................... 3,990   3,997,461
Chevron Corp.
     1.991%, 03/03/20.......................................   750     750,309
(r)  2.348%, 03/03/20.......................................   500     500,570
Chevron Corp., Floating Rate Note, 3M USD LIBOR + 0.410%,
  FRN
(r)  2.568%, 11/15/19.......................................   900     900,191
Cisco Systems, Inc.
     4.450%, 01/15/20.......................................   448     450,334
Commonwealth Bank of Australia, Floating Rate Note, 3M USD
  LIBOR + 0.640%, FRN
(r)  2.849%, 11/07/19.......................................   181     181,015
Cooperatieve Rabobank UA
     2.250%, 01/14/20.......................................   300     300,183
     4.750%, 01/15/20.......................................   200     201,096
Council Of Europe
Development Bank
     1.625%, 03/10/20....................................... 2,473   2,470,946
CPPIB Capital, Inc., Floating Rate Note, 3M USD LIBOR +
  0.030%, FRN
(r)W 2.031%, 10/16/20....................................... 2,000   2,000,015
Dexia Credit Local SA
     1.875%, 01/29/20....................................... 1,000     999,918
Equinor ASA
     2.250%, 11/08/19....................................... 1,371   1,370,990
     2.900%, 11/08/20....................................... 2,000   2,019,014
Erste Abwicklungsanstalt
     2.500%, 03/13/20.......................................   400     400,847

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ ----------
                                                             (000)
                                                             ------
EUROFIMA
     1.750%, 05/29/20.......................................   396  $  395,525
European Bank for Reconstruction & Development
     1.750%, 11/26/19.......................................   886     885,891
European Investment Bank
     1.250%, 12/16/19....................................... 1,000     999,160
(r)W 2.245%, 03/24/21....................................... 1,000   1,001,912
Export Development Canada
W    2.300%, 02/10/20....................................... 1,820   1,821,839
FMS Wertmanagement
     1.750%, 01/24/20....................................... 1,000     999,690
     2.250%, 02/03/20....................................... 1,000   1,000,720
Inter-American Development Bank, 3M USD LIBOR + 0.220%, FRN
(r)  2.221%, 10/15/20.......................................   800     801,584
Kommunalbanken A.S.
     1.625%, 01/15/20....................................... 1,200   1,199,270
#W   2.500%, 04/17/20.......................................   300     300,789
     2.500%, 04/17/20....................................... 1,300   1,303,406
Kommunalbanken A.S., 3M USD LIBOR + 0.040%, FRN
(r)W 2.172%, 03/12/21....................................... 1,000     999,779
Kommunalbanken A.S., 3M USD LIBOR + 0.330%, FRN
(r)W 2.448%, 06/16/20....................................... 1,000   1,002,030
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR +
  0.040%, FRN
(r)  2.172%, 03/12/21.......................................   850     849,812
Kommunalbanken A.S., Floating Rate Note, 3M USD LIBOR +
  0.330%, FRN
(r)  2.448%, 06/16/20....................................... 1,000   1,002,030
Kommunekredit
     1.625%, 06/12/20....................................... 1,300   1,297,647
Kommuninvest I Sverige AB
     2.000%, 11/12/19.......................................   700     700,028
     1.750%, 03/19/20....................................... 1,850   1,849,108
Kreditanstalt fuer Wiederaufbau
     4.000%, 01/27/20.......................................   200     200,994
Landwirtschaftliche Rentenbank
     1.875%, 01/22/20....................................... 1,000     999,924
Merck & Co., Inc.
(r)  2.556%, 02/10/20....................................... 1,672   1,673,477

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ ----------
                                                             (000)
                                                             ------
Municipality Finance P.L.C.
      1.500%, 03/23/20......................................   268  $  267,558
Municipality Finance P.L.C., Floating Rate Note, 3M USD
  LIBOR + 0.170%, FRN
(r)   2.379%, 02/07/20......................................   900     900,324
Municipality Finance P.L.C., Floating Rate Note, 3M USD
  LIBOR + 0.500%, FRN
(r)   2.174%, 02/17/21...................................... 2,200   2,200,088
National Australia Bank, Ltd., Floating Rate Note, 3M USD
  LIBOR + 0.590%, FRN
(r)W  2.599%, 01/10/20......................................   500     500,565
Nederlandse Waterschapsbank NV
#(r)W 2.162%, 02/24/20...................................... 1,160   1,160,132
      1.625%, 03/04/20......................................   500     499,503
Nestle Holdings, Inc.
      2.125%, 01/14/20......................................   500     500,109
Novartis Capital Corp.
      1.800%, 02/14/20......................................   200     199,963
      4.400%, 04/24/20......................................   958     969,424
NRW Bank, 3M USD LIBOR + 0.040%, FRN
(r)   2.227%, 02/08/21...................................... 3,200   3,197,984
Oesterreichische Kontrollbank AG
      1.750%, 01/24/20...................................... 2,300   2,299,678
      1.375%, 02/10/20...................................... 1,376   1,374,289
Oesterreichische Kontrollbank AG, Floating Rate Note, 3M
  USD LIBOR + 0.010%, FRN
(r)   2.129%, 09/15/20...................................... 4,000   3,991,308
Province of Alberta Canada
      1.900%, 12/06/19...................................... 4,800   4,798,944
Province of Ontario Canada
      4.400%, 04/14/20...................................... 1,864   1,884,873
Royal Bank of Canada
      2.125%, 03/02/20...................................... 1,950   1,951,476
#     2.150%, 03/06/20...................................... 1,000   1,000,817
      2.150%, 10/26/20...................................... 1,231   1,234,808
Royal Bank of Canada, 3M USD LIBOR + 0.240%, FRN
(r)   2.176%, 10/26/20......................................   477     478,095

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT   VALUE+
                                                             ------ ----------
                                                             (000)
                                                             ------
Royal Bank of Canada, 3M USD LIBOR + 0.390%, FRN
(r)  2.325%, 04/30/21....................................... 2,000  $2,007,126
Royal Bank of Canada, Floating Rate Note, 3M USD LIBOR +
  0.380%, FRN
(r)  2.518%, 03/02/20.......................................   923     923,906
Shell International Finance BV
     4.375%, 03/25/20.......................................   500     504,702
     2.125%, 05/11/20....................................... 1,400   1,402,382
Shell International Finance BV, 3M USD LIBOR + 0.450%, FRN
(r)  2.631%, 05/11/20....................................... 2,604   2,609,836
State of North Rhine-Westphalia Germany
     1.625%, 01/22/20....................................... 1,200   1,199,114
Toronto-Dominion Bank (The)
     3.000%, 06/11/20....................................... 1,300   1,309,014
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.260%, FRN
(r)  2.399%, 09/17/20....................................... 3,760   3,766,655
Toronto-Dominion Bank (The), 3M USD LIBOR + 0.280%, FRN
(r)  2.418%, 06/11/20....................................... 1,800   1,803,082
Total Capital SA
     4.450%, 06/24/20.......................................   998   1,014,351
Toyota Motor Credit Corp.
     2.200%, 01/10/20....................................... 2,130   2,131,235
     2.150%, 03/12/20.......................................   677     677,672
Toyota Motor Credit Corp., 3M USD LIBOR + 0.100%, FRN
(r)  2.110%, 01/10/20....................................... 2,700   2,700,418
Toyota Motor Credit Corp., 3M USD LIBOR + 0.170%, FRN
(r)  2.315%, 09/18/20....................................... 1,000   1,001,113
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR
  + 0.140%, FRN
(r)  2.315%, 11/14/19....................................... 1,000   1,000,113
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR
  + 0.150%, FRN
(r)  2.302%, 08/21/20.......................................   500     500,706

                                                              FACE
                                                             AMOUNT    VALUE+
                                                             ------ ------------
                                                             (000)
                                                             ------
Toyota Motor Credit Corp., Floating Rate Note, 3M USD LIBOR
  + 0.540%, FRN
(r)  2.567%, 01/08/21.......................................    969 $    973,389
Walmart, Inc.
     2.850%, 06/23/20.......................................    708      713,056
Walmart, Inc., 3M USD LIBOR + 0.230%, FRN
(r)  2.389%, 06/23/21.......................................  1,330    1,334,305
Walmart, Inc., Floating Rate Note, 3M USD LIBOR + 0.040%,
  FRN
(r)  2.199%, 06/23/20.......................................  2,902    2,902,521
                                                                    ------------
TOTAL BONDS.................................................         124,923,917
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- (6.5%)
U.S. Treasury Bills
#    1.419%, 12/10/19.......................................  3,000    2,995,151
U.S. Treasury Notes, 3M Treasury money market yield +
  0.220%, FRN
#(r) 1.857%, 07/31/21....................................... 12,000   11,998,170
U.S. Treasury Notes, 3M USTMMR + 0.115%, FRN
(r)  1.752%, 01/31/21.......................................  1,000      998,872
U.S. Treasury Notes, 3M USTMMR + 0.139%, FRN
(r)  1.776%, 04/30/21.......................................  6,000    5,992,294
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS.............................          21,984,487
                                                                    ------------
CERTIFICATES OF DEPOSIT -- (3.2%)
Bank of Montreal, Floating Rate Note, 3M USD LIBOR +
  0.190%, FRN
     2.302%, 03/06/20.......................................  4,000    4,002,280
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR
  + 0.050%, FRN
     2.182%, 02/27/20.......................................  1,800    1,800,389
Bank of Nova Scotia (The), Floating Rate Note, 3M USD LIBOR
  + 0.190%, FRN
     2.329%, 03/11/20.......................................  2,000    2,001,186

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                              FACE
                                                             AMOUNT    VALUE+
                                                             ------ ------------
                                                             (000)
                                                             ------
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M
  USD LIBOR + 0.170%, FRN
   2.148%, 05/08/20......................................... 1,000  $    999,701
Canadian Imperial Bank of Commerce, Floating Rate Note, 1M
  USD LIBOR + 0.180%, FRN
   2.170%, 04/06/20......................................... 1,000       999,988
Svenska Handelsbanken AB, Floating Rate Note, 3M USD LIBOR
  + 0.220%, FRN
   2.173%, 01/22/20.........................................   800       800,434
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT...............................          10,603,978
                                                                    ------------
TOTAL INVESTMENT SECURITIES (Cost $201,512,516).............         201,734,405
                                                                    ------------
COMMERCIAL PAPER -- (34.4%)
3M Co.
W  1.878%, 11/01/19......................................... 4,000     3,999,826
W  1.755%, 11/13/19......................................... 4,700     4,697,293
W  BNG Bank NV 1.930%, 11/12/19............................. 3,000     2,998,458
DBS Bank, Ltd.
W  1.987%, 01/09/20......................................... 3,000     2,989,733
W  1.905%, 01/23/20......................................... 4,000     3,983,443
W  2.187%, 11/18/19......................................... 2,000     1,998,469
Eli Lilly & Co.
W  1.980%, 11/01/19......................................... 5,000     4,999,783
W  1.868%, 11/20/19......................................... 4,000     3,996,444
Erste Abwicklungsanstalt
W  2.134%, 01/24/20......................................... 1,500     1,493,813
W  2.096%, 11/04/19......................................... 2,000     1,999,659
W  2.162%, 11/14/19.........................................   398       397,760
W  1.776%, 11/19/19......................................... 1,000       999,178
W  2.099%, 11/19/19......................................... 3,000     2,997,533
   European Investment Bank 1.809%, 12/17/19................ 7,000     6,984,738
Exxon Mobil Corp.
   2.002%, 11/12/19......................................... 2,500     2,498,707
   1.890%, 12/02/19......................................... 4,500     4,493,588
   1.912%, 12/04/19......................................... 2,000     1,996,965
W  Landesbank Hessen-Thuringen 2.039%, 01/02/20............. 7,500     7,476,742

                                                               FACE
                                                              AMOUNT      VALUE+
                                                             --------- ------------
                                                              (000)
                                                             ---------
W  Landesbank Hessen-Thuringen Girozentrale 1.920%, 11/25/19       635 $    634,229
Nederlandse Waterschapsbank NV
W  1.930%, 11/27/19.........................................     1,900    1,897,657
W  2.077%, 12/04/19.........................................     3,000    2,995,288
W  NIKE, Inc. 1.836%, 11/07/19..............................     8,000    7,997,542
Novartis Finance Corp.
W  1.952%, 12/02/19.........................................     5,000    4,992,849
W  2.026%, 12/09/19.........................................     2,400    2,395,739
NRW Bank....................................................
W  1.775%, 11/05/19.........................................     2,000    1,999,544
W  2.014%, 12/02/19.........................................     1,500    1,497,667
   Oesterreichische Kontrollbank AG 2.098%, 11/06/19........     1,500    1,499,606
Oversea-Chinese Banking Corp., Ltd.
W  2.124%, 01/16/20.........................................     3,000    2,987,083
W  1.904%, 01/24/20.........................................     2,000    1,990,532
W  1.970%, 11/12/19.........................................     3,000    2,998,164
   2.185%, 11/12/19.........................................     1,050    1,049,357
W  Pfizer, Inc. 2.096%, 11/12/19............................     5,000    4,997,347
W  Sanofi 1.984%, 12/11/19..................................     2,000    1,996,264
W  Total Capital Canada, Ltd. 1.967%, 01/07/20..............       280      279,081
W  Total Capital Canada, Ltd. 2.008%, 01/06/20..............     2,000    1,993,534
W  Total Fina Elf Cap 1.846%, 11/05/19......................     1,000      999,771
United Overseas Bank, Ltd.
W  2.162%, 01/07/20.........................................     5,000    4,983,963
W  2.186%, 11/12/19.........................................     1,000      999,478
W  2.158%, 11/26/19.........................................     2,000    1,997,709
W  2.159%, 11/26/19.........................................     1,000      998,855
                                                                       ------------
TOTAL COMMERCIAL PAPER......................................            115,183,391
                                                                       ------------
                                                              SHARES
                                                             ---------
TEMPORARY CASH INVESTMENTS -- (0.3%)
   State Street Institutional U.S. Government Money Market
     Fund 1.752%............................................ 1,197,354    1,197,354
                                                                       ------------

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                              SHARES      VALUE+
                                                             --------- ------------
SECURITIES LENDING COLLATERAL -- (5.1%)
@(S) The DFA Short Term Investment Fund..................... 1,473,273 $ 17,047,239
                                                                       ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $334,920,895).......................................           $335,162,389
                                                                       ============


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    --------------------------------------------
                                     LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                    ---------- ------------ ------- ------------
Agency Obligations.................         -- $ 44,222,023   --    $ 44,222,023
Bonds..............................         --  124,923,917   --     124,923,917
U.S. Treasury Obligations..........         --   21,984,487   --      21,984,487
Certificates of Deposit............         --   10,603,978   --      10,603,978
Commercial Paper...................         --  115,183,391   --     115,183,391
Temporary Cash Investments......... $1,197,354           --   --       1,197,354
Securities Lending Collateral......         --   17,047,239   --      17,047,239
                                    ---------- ------------   --    ------------
TOTAL.............................. $1,197,354 $333,965,035   --    $335,162,389
                                    ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                           VA GLOBAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
BONDS -- (90.8%)
AUSTRALIA -- (1.3%)
ASB Finance, Ltd.
     0.500%, 06/10/22....................................... EUR    700  $   792,873
National Australia Bank, Ltd.
     0.350%, 09/07/22....................................... EUR  1,650    1,864,977
Westpac Banking Corp.
     2.800%, 01/11/22.......................................      1,236    1,259,700
     0.250%, 01/17/22....................................... EUR    600      674,594
     2.625%, 12/14/22....................................... GBP    400      542,484
                                                                         -----------
TOTAL AUSTRALIA.............................................               5,134,628
                                                                         -----------
AUSTRIA -- (2.0%)
Oesterreichische Kontrollbank AG
     0.750%, 03/07/22....................................... GBP  1,836    2,374,334
Republic of Austria Government Bond
     0.000%, 07/15/23....................................... EUR  5,039    5,737,172
                                                                         -----------
TOTAL AUSTRIA...............................................               8,111,506
                                                                         -----------
BELGIUM -- (3.1%)
Dexia Credit Local SA
     0.040%, 12/11/19....................................... EUR    900    1,004,113
     0.250%, 03/19/20....................................... EUR    350      391,214
     2.000%, 01/22/21....................................... EUR    300      344,381
     0.250%, 06/02/22....................................... EUR  2,900    3,281,850
     1.125%, 06/15/22....................................... GBP  2,300    2,994,580
     0.250%, 06/01/23....................................... EUR  2,400    2,727,630
Kingdom of Belgium Government Bond
     2.250%, 06/22/23....................................... EUR  1,350    1,661,667
                                                                         -----------
TOTAL BELGIUM...............................................              12,405,435
                                                                         -----------
CANADA -- (19.7%)
Bank of Montreal
     1.880%, 03/31/21....................................... CAD 11,000    8,338,904
     0.250%, 11/17/21....................................... EUR    400      448,888
(r)  0.087%, 09/28/21....................................... EUR    328      368,229
(r)  0.067%, 03/14/22....................................... EUR    600      673,670
Bank of Nova Scotia (The)
     2.130%, 06/15/20....................................... CAD  2,000    1,521,114
     3.270%, 01/11/21....................................... CAD  2,500    1,926,543
(r)  2.406%, 04/20/21.......................................      5,000    5,016,109
     2.700%, 03/07/22.......................................      1,076    1,095,433
     0.375%, 04/06/22....................................... EUR    500      563,163
Canada Housing Trust No 1
W    1.450%, 06/15/20....................................... CAD  2,000    1,516,240

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
CANADA -- (Continued)
Canadian Imperial Bank of Commerce
     1.850%, 07/14/20....................................... CAD  4,000  $ 3,036,459
#(r) 2.353%, 10/05/20.......................................        500      501,135
     1.900%, 04/26/21....................................... CAD  1,200      910,027
     0.750%, 03/22/23....................................... EUR  1,900    2,175,733
Manitoba, Province of Canada
     0.750%, 12/15/21....................................... GBP    500      644,468
Province of Alberta Canada
     4.000%, 12/01/19....................................... CAD  5,000    3,802,293
Province of British Columbia Canada
     4.100%, 12/18/19....................................... CAD  2,600    1,979,640
Province of Manitoba Canada
     4.750%, 02/11/20....................................... CAD  3,200    2,449,017
     1.500%, 12/15/22....................................... GBP    150      197,455
Province of Ontario Canada
     4.000%, 12/03/19....................................... EUR  1,770    1,980,891
     4.200%, 06/02/20....................................... CAD  5,000    3,850,543
     4.000%, 06/02/21....................................... CAD  1,645    1,293,968
     3.150%, 06/02/22....................................... CAD  1,550    1,219,005
Province of Quebec Canada
     4.500%, 12/01/19....................................... CAD  9,567    7,277,704
     0.875%, 05/24/22....................................... GBP    800    1,034,970
Quebec, Province of Canada
     2.375%, 01/22/24....................................... EUR  1,000    1,240,771
Royal Bank of Canada
     1.920%, 07/17/20....................................... CAD  8,500    6,455,573
     2.860%, 03/04/21....................................... CAD  1,000      767,869
(r)  2.326%, 04/30/21.......................................        270      270,962
     1.968%, 03/02/22....................................... CAD  4,611    3,491,911
Royal Bank of Canada Floating Rate Note
(r)  0.096%, 07/24/20....................................... EUR    800      895,241
Toronto-Dominion Bank (The)
     1.693%, 04/02/20....................................... CAD  1,000      758,705
     2.563%, 06/24/20....................................... CAD  2,000    1,525,260
     0.625%, 03/08/21....................................... EUR    882      994,641
     1.994%, 03/23/22....................................... CAD  9,500    7,198,246
     0.625%, 07/20/23....................................... EUR  1,344    1,537,936
                                                                         -----------
TOTAL CANADA................................................              78,958,716
                                                                         -----------
DENMARK -- (4.2%)
Denmark Government Bond
     4.000%, 11/15/19....................................... DKK 10,000    1,494,820
     1.500%, 11/15/23....................................... DKK 55,000    8,943,190
Kommunekredit
     0.000%, 09/08/22....................................... EUR  1,072    1,209,317
     0.250%, 03/29/23....................................... EUR  3,000    3,418,244

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
DENMARK -- (Continued)
     0.125%, 08/28/23....................................... EUR  1,611  $ 1,829,941
                                                                         -----------
TOTAL DENMARK                                                             16,895,512
                                                                         -----------
FINLAND -- (2.2%)
Finland Government Bond
W    0.000%, 09/15/23....................................... EUR  5,079    5,786,351
OP Corporate Bank P.L.C.
     0.750%, 03/03/22....................................... EUR  2,700    3,074,390
                                                                         -----------
TOTAL FINLAND...............................................               8,860,741
                                                                         -----------
FRANCE -- (7.1%)
Agence Francaise de Developpement
     0.125%, 04/30/22....................................... EUR  1,700    1,918,936
Caisse d'Amortissement de la Dette Sociale
     4.250%, 04/25/20....................................... EUR    150      170,990
     0.125%, 11/25/22....................................... EUR  1,800    2,044,065
     0.125%, 10/25/23....................................... EUR  3,700    4,213,322
France Treasury Bill
     0.000%, 11/14/19....................................... EUR    500      557,650
     0.000%, 12/04/19....................................... EUR    500      557,891
     0.000%, 12/18/19....................................... EUR  1,800    2,009,005
Sanofi
     0.000%, 01/13/20....................................... EUR    700      781,092
     0.000%, 03/21/22....................................... EUR    700      785,215
     0.500%, 03/21/23....................................... EUR  6,600    7,518,724
Sanofi Floating Rate Note
(r)  0.000%, 03/21/20....................................... EUR  1,800    2,010,089
     SNCF Reseau
     6.000%, 10/12/20....................................... EUR    142      167,813
Total Capital International SA Floating Rate Note
(r)  0.000%, 03/19/20....................................... EUR    200      223,325
     2.125%, 03/15/23....................................... EUR  1,600    1,921,188
     0.250%, 07/12/23....................................... EUR    900    1,017,391
Unedic Asseo
     0.125%, 03/05/20....................................... EUR    250      279,259
     0.875%, 10/25/22....................................... EUR  1,800    2,083,760
     2.250%, 04/05/23....................................... EUR    100      121,679
                                                                         -----------
TOTAL FRANCE                                                              28,381,394
                                                                         -----------
GERMANY -- (9.4%)
Deutsche Bahn Finance GMBH
     4.375%, 09/23/21....................................... EUR    500      605,942
FMS Wertmanagement
     1.125%, 09/07/23....................................... GBP    800    1,049,845
Kreditanstalt fuer Wiederaufbau
     1.000%, 10/12/21....................................... NOK  5,000      536,561
     2.125%, 08/15/23....................................... EUR  2,800    3,429,546

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
GERMANY -- (Continued)
     0.000%, 09/15/23....................................... EUR  3,964  $ 4,497,638
     0.125%, 11/07/23....................................... EUR  1,250    1,425,738
Land Baden-Wuerttemberg Floating Rate Note
(r)  0.343%, 07/19/21....................................... EUR    260      293,800
Landeskreditbank Baden- Wuertteberg Foerderbank Floating
  Rate Note
(r)  0.000%, 04/24/20....................................... EUR    500      558,803
Landeskreditbank Baden- Wuerttemberg Foerderbank
(r)  2.220%, 09/27/21.......................................        400      400,432
     0.875%, 03/07/22....................................... GBP    100      129,618
Landwirtschaftliche Rentenbank
     1.500%, 12/23/19....................................... GBP    500      648,258
     2.625%, 06/17/20....................................... NOK  6,000      655,704
     0.050%, 06/12/23....................................... EUR  3,900    4,428,450
NRW Bank
(r)  2.227%, 02/08/21.......................................        600      599,622
     0.000%, 11/11/22....................................... EUR    500      564,607
     0.125%, 03/10/23....................................... EUR  2,500    2,838,512
     0.125%, 07/07/23....................................... EUR  6,250    7,099,273
State of North Rhine- Westphalia Germany
     1.250%, 03/13/20....................................... EUR    500      561,007
     0.000%, 12/05/22....................................... EUR  4,080    4,607,176
     0.375%, 02/16/23....................................... EUR  1,350    1,544,133
State of North Rhine- Westphalia Germany Floating Rate Note
(r)  0.857%, 10/29/21....................................... GBP  1,000    1,294,315
                                                                         -----------
TOTAL GERMANY                                                             37,768,980
                                                                         -----------
JAPAN -- (3.9%)
Total Capital Canada, Ltd.
     1.875%, 07/09/20....................................... EUR  1,400    1,584,775
     1.125%, 03/18/22....................................... EUR  2,500    2,875,828
Toyota Credit Canada, Inc.
     2.200%, 02/25/21....................................... CAD  1,000      760,785
     2.020%, 02/28/22....................................... CAD  8,150    6,165,437
     2.350%, 07/18/22....................................... CAD    800      609,576
Toyota Finance Australia, Ltd.
     0.500%, 04/06/23....................................... EUR    900    1,021,436
Toyota Motor Credit Corp.
     1.800%, 07/23/20....................................... EUR    500      565,847
     0.000%, 07/21/21....................................... EUR    200      223,465
     2.600%, 01/11/22.......................................        975      991,769
     0.750%, 07/21/22....................................... EUR    600      684,686

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
JAPAN -- (Continued)
     2.375%, 02/01/23....................................... EUR     43  $    51,765
                                                                         -----------
TOTAL JAPAN.................................................              15,535,369
                                                                         -----------
NETHERLANDS -- (6.1%)
Bank Nederlandse Gemeenten NV
     1.000%, 06/17/22....................................... GBP  2,000    2,599,043
     0.250%, 02/22/23....................................... EUR    600      684,240
BNG Bank NV
     3.875%, 11/04/19....................................... EUR    480      535,344
     1.500%, 04/15/20....................................... EUR    399      448,791
     0.050%, 07/11/23....................................... EUR  6,333    7,183,408
Cooperatieve Rabobank UA
     2.750%, 01/10/22.......................................      1,050    1,066,759
     4.750%, 06/06/22....................................... EUR    300      377,127
     0.500%, 12/06/22....................................... EUR  2,213    2,516,914
Nederlandse Waterschapsbank NV
     0.125%, 09/25/23....................................... EUR    200      227,700
Shell International Finance BV
     2.000%, 12/20/19....................................... GBP  1,650    2,139,636
     1.625%, 03/24/21....................................... EUR  1,220    1,396,220
     1.250%, 03/15/22....................................... EUR  2,292    2,645,598
     1.000%, 04/06/22....................................... EUR  1,600    1,836,747
     2.375%, 08/21/22.......................................        910      923,845
                                                                         -----------
TOTAL NETHERLANDS...........................................              24,581,372
                                                                         -----------
NORWAY -- (2.6%)
Equinor ASA
     2.000%, 09/10/20....................................... EUR    714      811,599
     5.625%, 03/11/21....................................... EUR  1,000    1,202,837
     0.875%, 02/17/23....................................... EUR  2,250    2,583,302
Kommunalbanken A.S.
     0.875%, 12/08/20....................................... GBP    500      647,358
     0.125%, 03/21/22....................................... SEK 12,000    1,241,620
     1.125%, 11/30/22....................................... GBP    150      195,987
     1.500%, 12/15/23....................................... GBP    500      664,788
Kommunalbanken A.S.
Floating Rate Note
(r)  2.041%, 04/15/21.......................................      1,000      999,501
Kommunalbanken AS
     1.125%, 12/15/21....................................... GBP  1,500    1,952,752
                                                                         -----------
TOTAL NORWAY................................................              10,299,744
                                                                         -----------
SINGAPORE -- (0.5%)
Temasek Financial I, Ltd.
     0.500%, 03/01/22....................................... EUR  1,970    2,231,710
                                                                         -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (14.0%)
African Development Bank
     0.250%, 01/24/24....................................... EUR    500      573,057

                                                                  FACE
                                                                 AMOUNT^   VALUE+
                                                                 ------- -----------
                                                                  (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Asian Development Bank Floating Rate Note
(r)  0.971%, 02/01/22....................................... GBP  2,000  $ 2,592,540
Asian Development Bank
     0.200%, 05/25/23....................................... EUR  5,700    6,504,060
Council Of Europe Development Bank
     0.375%, 10/27/22....................................... EUR    150      171,494
     0.125%, 05/25/23....................................... EUR  2,885    3,282,700
EUROFIMA
(r)  2.248%, 11/15/21.......................................        400      399,896
     EUROFIMA Floating Rate Note
(r)  2.238%, 03/11/22.......................................        500      499,595
European Financial Stability Facility
     1.500%, 01/22/20....................................... EUR  1,657    1,856,087
     0.500%, 01/20/23....................................... EUR    382      438,753
     0.125%, 10/17/23....................................... EUR  6,000    6,830,586
     0.200%, 01/17/24....................................... EUR  2,195    2,508,012
European Investment Bank
     3.500%, 01/14/21....................................... SEK  9,000      969,620
(r)  0.991%, 01/10/22....................................... GBP    750      973,154
     1.500%, 05/12/22....................................... NOK 53,000    5,746,222
     0.050%, 12/15/23....................................... EUR    400      455,363
     2.125%, 01/15/24....................................... EUR  2,000    2,471,174
European Stability Mechanism
     0.000%, 11/07/19....................................... EUR  1,000    1,115,437
     0.000%, 12/05/19....................................... EUR  1,200    1,338,977
     0.000%, 01/23/20....................................... EUR    500      558,284
     0.100%, 07/31/23....................................... EUR  6,068    6,895,276
Inter-American Development Bank
     1.125%, 12/17/19....................................... GBP  2,000    2,591,296
     Inter-American Investment Corp.
(r). 2.076%, 10/12/21.......................................        900      900,072
International Bank for Reconstruction & Development
     1.125%, 03/11/20....................................... CAD  3,150    2,385,591
International Finance Corp. Floating Rate Note
(r)  0.961%, 01/18/22....................................... GBP  1,000    1,296,249
Nordic Investment Bank
     1.375%, 07/15/20....................................... NOK  6,460      700,606
     1.375%, 06/19/23....................................... NOK 18,000    1,933,872
                                                                         -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS................              55,987,973
                                                                         -----------

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                                   FACE
                                                                  AMOUNT^   VALUE+
                                                                  ------- -----------
                                                                   (000)
SWEDEN -- (5.8%)
Kommuninvest I Sverige AB
      0.750%, 02/16/20....................................... SEK 10,000  $ 1,037,926
      0.250%, 06/01/22....................................... SEK 65,000    6,758,727
      0.750%, 02/22/23....................................... SEK 31,000    3,272,317
      1.000%, 11/13/23....................................... SEK 10,000    1,070,099
Skandinaviska Enskilda Banken AB
      1.250%, 08/05/22....................................... GBP    100      129,929
Svensk Exportkredit AB
(r)   2.247%, 12/13/21.......................................        500      500,699
      1.375%, 12/15/22....................................... GBP  4,150    5,456,681
      1.375%, 12/15/23....................................... GBP    500      660,656
Svenska Handelsbanken AB
      0.250%, 02/28/22....................................... EUR    934    1,050,682
      1.125%, 12/14/22....................................... EUR  2,700    3,121,740
                                                                          -----------
TOTAL SWEDEN.................................................              23,059,456
                                                                          -----------
SWITZERLAND -- (1.1%)
Nestle Finance International, Ltd.
      1.750%, 09/12/22....................................... EUR    500      589,047
Novartis Finance SA
      0.750%, 11/09/21....................................... EUR  1,083    1,232,884
      0.500%, 08/14/23....................................... EUR  1,500    1,710,725
Roche Finance Europe BV
      0.500%, 02/27/23....................................... EUR    800      910,902
                                                                          -----------
TOTAL SWITZERLAND                                                           4,443,558
                                                                          -----------
UNITED KINGDOM -- (2.1%)
Transport for London
      2.250%, 08/09/22....................................... GBP  1,333    1,791,986
United Kingdom Treasury Bill
      0.000%, 11/04/19....................................... GBP  5,000    6,476,751
                                                                          -----------
TOTAL UNITED KINGDOM.........................................               8,268,737
                                                                          -----------
UNITED STATES -- (5.7%)
3M Co. Floating Rate Note
(r)   0.000%, 05/15/20....................................... EUR    358      399,938
      0.375%, 02/15/22....................................... EUR  1,500    1,691,807
      0.375%, 02/15/22....................................... EUR    500      563,936
Apple, Inc.
#(r)  3.278%, 02/23/21.......................................        600      607,940
      1.000%, 11/10/22....................................... EUR  2,550    2,948,043
Berkshire Hathaway, Inc.
      0.625%, 01/17/23....................................... EUR  1,967    2,239,399
      0.750%, 03/16/23....................................... EUR    700      798,115
         1.300%, 03/15/24.................................... EUR    560      656,533
Chevron Corp.
      2.498%, 03/03/22.......................................        638      648,003

                                                                   FACE
                                                                  AMOUNT^    VALUE+
                                                                  ------- ------------
                                                                   (000)
UNITED STATES -- (Continued)
Coca-Cola Co. (The)
      0.750%, 03/09/23....................................... EUR  1,200  $  1,375,721
Johnson & Johnson
      4.750%, 11/06/19....................................... EUR  1,100     1,227,173
Merck & Co., Inc.
      1.125%, 10/15/21....................................... EUR  1,750     1,996,868
Oracle Corp.
      2.250%, 01/10/21....................................... EUR    750       861,372
      1.900%, 09/15/21.......................................      1,012     1,014,163
      2.500%, 05/15/22.......................................        961       975,441
Pfizer, Inc.
      2.200%, 12/15/21.......................................      1,400     1,414,091
      0.250%, 03/06/22....................................... EUR  1,950     2,196,000
Procter & Gamble Co. (The)
      4.125%, 12/07/20....................................... EUR    500       584,183
      2.000%, 08/16/22....................................... EUR    100       118,507
Walmart, Inc.
      1.900%, 04/08/22....................................... EUR    500       583,982
                                                                          ------------
TOTAL UNITED STATES..........................................               22,901,215
                                                                          ------------
TOTAL BONDS..................................................              363,826,046
                                                                          ------------
U.S. TREASURY OBLIGATIONS -- (7.4%)
U.S. Treasury Notes
(r)   1.776%, 04/30/21.......................................      6,546     6,537,194
(r)   1.857%, 07/31/21.......................................     23,000    22,996,492
                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS..............................               29,533,686
                                                                          ------------
TOTAL INVESTMENT SECURITIES
  (Cost $399,399,025)........................................              393,359,732
                                                                          ------------
COMMERCIAL PAPER -- (1.8%)
(r)W  Oversea-Chinese Banking Corp., Ltd.....................
      2.035%, 05/15/20.......................................      4,000     4,000,000
W     Total Fina ELF Cap.
      1.775%, 11/07/19.......................................      3,000     2,999,043
                                                                          ------------
TOTAL COMMERCIAL PAPER.......................................                6,999,043
                                                                          ------------
                                                                  SHARES
                                                                  -------
SECURITIES LENDING COLLATERAL -- (0.0%)
@(S)  The DFA Short Term Investment Fund.....................     14,892       172,316
                                                                          ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $406,570,452)........................................             $400,531,091
                                                                          ============

VA GLOBAL BOND PORTFOLIO
CONTINUED

As of October 31, 2019, VA Global Bond Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                                UNREALIZED
                                                                                 FOREIGN
                                                                                 EXCHANGE
                                                                   SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD           COUNTERPARTY             DATE    (DEPRECIATION)
------------------  ---------------- ----------------------------- ---------- --------------
EUR     1,665,865   USD    1,846,874 State Street Bank and Trust    12/30/19   $    18,519
EUR     1,000,349   USD    1,115,041 State Street Bank and Trust    12/30/19         5,124
EUR       153,102   USD      168,897 Bank of America Corp.          12/30/19         2,543
EUR        69,287   USD       76,508 Citibank, N.A.                 12/30/19         1,078
GBP     3,019,062   USD    3,723,960 State Street Bank and Trust    12/30/19       194,455
GBP     1,136,435   USD    1,431,562 State Street Bank and Trust    12/30/19        43,408
GBP       716,471   USD      922,749 State Street Bank and Trust    12/30/19         7,152
USD    14,613,581   SEK  139,523,640 State Street Bank and Trust    01/21/20        97,454
USD     9,782,819   NOK   89,041,506 Natwest Markets P.L.C.         01/23/20        95,468
                                                                               -----------
TOTAL APPRECIATION                                                             $   465,201

CAD     1,710,974   USD    1,311,537 HSBC Bank                      01/10/20   $   (11,953)
EUR     2,243,471   USD    2,514,627 State Street Bank and Trust    12/30/19        (2,445)
USD       952,900   GBP      778,467 Bank of America Corp.          12/30/19       (57,466)
USD     1,890,642   GBP    1,543,111 State Street Bank and Trust    12/30/19      (112,148)
USD    42,440,842   GBP   34,400,117 JP Morgan                      12/30/19    (2,206,773)
USD    87,581,397   EUR   79,862,954 National Australia Bank Ltd.   12/30/19    (1,847,123)
USD    10,460,361   DKK   70,946,081 HSBC Bank                      01/02/20      (181,107)
USD    73,291,637   EUR   66,318,091 Natwest Markets P.L.C.         01/09/20    (1,024,898)
USD    70,479,296   CAD   93,757,480 Bank of America Corp.          01/10/20      (734,956)
USD    42,672,600   EUR   38,116,606 State Street Bank and Trust    01/23/20       (78,112)
                                                                               -----------
TOTAL (DEPRECIATION)                                                           $(6,256,981)
                                                                               -----------
TOTAL APPRECIATION (DEPRECIATION)                                              $(5,791,780)
                                                                               ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------
                                              LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                              -------  ----------- ------- -----------
Bonds
   Australia.................................   --     $ 5,134,628   --    $ 5,134,628
   Austria...................................   --       8,111,506   --      8,111,506
   Belgium...................................   --      12,405,435   --     12,405,435
   Canada....................................   --      78,958,716   --     78,958,716
   Denmark...................................   --      16,895,512   --     16,895,512
   Finland...................................   --       8,860,741   --      8,860,741
   France....................................   --      28,381,394   --     28,381,394
   Germany...................................   --      37,768,980   --     37,768,980
   Japan.....................................   --      15,535,369   --     15,535,369
   Netherlands...............................   --      24,581,372   --     24,581,372
   Norway....................................   --      10,299,744   --     10,299,744
   Singapore.................................   --       2,231,710   --      2,231,710
   Supranational Organization Obligations....   --      55,987,973   --     55,987,973
   Sweden....................................   --      23,059,456   --     23,059,456
   Switzerland...............................   --       4,443,558   --      4,443,558
   United Kingdom............................   --       8,268,737   --      8,268,737
   United States.............................   --      22,901,215   --     22,901,215

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------
                                              LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                              ------- ------------  ------- ------------
U.S. Treasury Obligations....................   --    $ 29,533,686    --    $ 29,533,686
Commercial Paper.............................   --       6,999,043    --       6,999,043
Securities Lending Collateral................   --         172,316    --         172,316
Forward Currency Contracts**.................   --      (5,791,780)   --      (5,791,780)
                                                --    ------------    --    ------------
TOTAL........................................   --    $394,739,311    --    $394,739,311
                                                ==    ============    ==    ============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                 VIT INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                FACE
                                                             AMOUNT(+/-)    VALUE+
                                                             ----------- ------------
                                                                (000)
                                                             -----------
U.S. TREASURY OBLIGATIONS -- (99.7%)
Treasury Inflation Protected Security.......................
   0.250%, 01/15/25.........................................     1,090   $  1,184,135
   0.625%, 01/15/26.........................................    13,650     15,119,509
   2.000%, 01/15/26.........................................     7,440     10,663,628
   0.125%, 07/15/26.........................................     1,900      2,031,350
   0.375%, 01/15/27.........................................    13,250     14,242,737
   2.375%, 01/15/27.........................................     6,625      9,728,037
   0.375%, 07/15/27.........................................    11,400     12,158,003
   0.500%, 01/15/28.........................................     5,870      6,254,454
   1.750%, 01/15/28.........................................     7,630     10,502,650
   3.625%, 04/15/28.........................................     5,292     10,763,112
   0.750%, 07/15/28.........................................     3,800      4,082,474
   0.875%, 01/15/29.........................................    13,500     14,569,003
   2.500%, 01/15/29.........................................     6,300      9,094,421
   3.875%, 04/15/29.........................................     6,890     14,404,787
   3.375%, 04/15/32.........................................     7,470     14,880,814
                                                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS.............................              149,679,114
                                                                         ------------
                                                               SHARES
                                                             -----------
TEMPORARY CASH INVESTMENTS -- (0.3%)
   State Street Institutional U.S. Government Money Market
     Fund 1.752%............................................   524,834        524,834
                                                                         ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $147,406,502).......................................             $150,203,948
                                                                         ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ------------------------------------------
                                     LEVEL 1    LEVEL 2    LEVEL 3    TOTAL
                                     -------- ------------ ------- ------------
 U.S. Treasury Obligations..........       -- $149,679,114   --    $149,679,114
 Temporary Cash Investments......... $524,834           --   --         524,834
                                     -------- ------------   --    ------------
 TOTAL.............................. $524,834 $149,679,114   --    $150,203,948
                                     ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                  DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                                  SHARES      VALUE+
                                                                                                 --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc............... 1,922,326 $ 43,559,913
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc........ 1,337,070   17,635,953
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions
  Group Inc..................................................................................... 1,754,474   17,176,304
Investment in VA Global Bond Portfolio of DFA Investment Dimensions Group Inc................... 1,600,631   17,174,769
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc...............   635,874   15,712,433
Investment in VA Short-Term Fixed Portfolio of DFA Investment Dimensions Group Inc..............   651,212    6,779,114
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group
  Inc...........................................................................................   675,797    6,778,246
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.....   315,188    6,489,729
Investment in VA U.S. Large Value Portfolio of DFA Investment Dimensions Group Inc..............   119,305    3,160,399
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.......    62,011    2,598,251
Investment in VA International Value Portfolio of DFA Investment Dimensions Group Inc...........   157,955    1,919,154
                                                                                                           ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $115,454,412)...........................................................................           $138,984,265
                                                                                                           ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -----------------------------------------
                                      LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $138,984,265   --      --    $138,984,265
                                    ------------   --      --    ------------
   TOTAL........................... $138,984,265   --      --    $138,984,265
                                    ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                        VA EQUITY ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                              SHARES    VALUE+
                                                                                              ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc............ 776,758 $19,193,683
Investment in U.S. Large Company Portfolio of Dimensional Investment Group Inc............... 655,418  15,389,222
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc..... 733,676   9,677,186
Investment in VA U.S. Targeted Value Portfolio of DFA Investment Dimensions Group Inc........ 492,044   8,571,411
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.. 241,965   4,982,055
Investment in VA U.S. Large Value Portfolio of DFA Investment Dimensions Group Inc........... 181,043   4,795,840
Investment in VA International Small Portfolio of DFA Investment Dimensions Group Inc........ 246,944   2,985,546
Investment in VA International Value Portfolio of DFA Investment Dimensions Group Inc........ 182,111   2,212,647
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc....  48,159   2,017,851
                                                                                                      -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $66,375,101).........................................................................         $69,825,441
                                                                                                      ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                     ---------------------------------------
                                       LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $69,825,441    --      --    $69,825,441
                                     -----------    --      --    -----------
    TOTAL........................... $69,825,441    --      --    $69,825,441
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                VA U.S.                             VA               VA
                                                             TARGETED VALUE  VA U.S. LARGE    INTERNATIONAL    INTERNATIONAL
                                                               PORTFOLIO*   VALUE PORTFOLIO* VALUE PORTFOLIO* SMALL PORTFOLIO*
                                                             -------------- ---------------- ---------------- ----------------
ASSETS:
Investment Securities at Value (including $28,646, $4,131,
  $12,320 and $18,430 of securities on loan, respectively).. $      339,995  $      551,947   $      323,934   $      242,067
Temporary Cash Investments at Value & Cost..................            639             193               --               --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $15,495, $2,321, $12,341 and
  $12,578)..................................................         15,497           2,322           12,343           12,580
Foreign Currencies at Value.................................             --              --            1,683              622
Cash........................................................             --              --              413              166
Receivables:
   Investment Securities Sold...............................            612             645               --              868
   Dividends and Interest...................................            165             686            1,688              763
   Securities Lending Income................................             17               1                4               42
   Fund Shares Sold.........................................             67             330              186              436
                                                             --------------  --------------   --------------   --------------
       Total Assets.........................................        356,992         556,124          340,251          257,544
                                                             --------------  --------------   --------------   --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned.........................         15,491           2,321           12,343           12,579
   Investment Securities Purchased..........................            463             269              183              377
   Fund Shares Redeemed.....................................            297             264               44               27
   Due to Advisor...........................................             98             114              108              100
Accrued Expenses and Other Liabilities......................             35              49               48               43
                                                             --------------  --------------   --------------   --------------
       Total Liabilities....................................         16,384           3,017           12,726           13,126
                                                             --------------  --------------   --------------   --------------
NET ASSETS.................................................. $      340,608  $      553,107   $      327,525   $      244,418
                                                             ==============  ==============   ==============   ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................     19,553,700      20,881,539       26,950,816       20,220,654
                                                             ==============  ==============   ==============   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE........................................... $        17.42  $        26.49   $        12.15   $        12.09
                                                             ==============  ==============   ==============   ==============
Investment Securities at Cost............................... $      333,629  $      450,846   $      332,535   $      240,096
                                                             ==============  ==============   ==============   ==============
Foreign Currencies at Cost.................................. $           --  $           --   $        1,675   $          620
                                                             ==============  ==============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $      321,347  $      436,655   $      330,949   $      235,887
Total Distributable Earnings (Loss).........................         19,261         116,452           (3,424)           8,531
                                                             --------------  --------------   --------------   --------------
NET ASSETS.................................................. $      340,608  $      553,107   $      327,525   $      244,418
                                                             ==============  ==============   ==============   ==============
(1) NUMBER OF SHARES AUTHORIZED.............................  1,000,000,000   1,000,000,000    1,000,000,000    1,000,000,000
                                                             ==============  ==============   ==============   ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                                  VIT INFLATION-
                                                                                     VA SHORT-                      PROTECTED
                                                                                     TERM FIXED      VA GLOBAL      SECURITIES
                                                                                     PORTFOLIO*   BOND PORTFOLIO*   PORTFOLIO
                                                                                   -------------- --------------- --------------
ASSETS:
Investment Securities at Value (including $16,707, $168 and $0 of securities on
  loan, respectively)............................................................. $      316,918 $      400,359  $      149,679
Temporary Cash Investments at Value & Cost........................................          1,197             --             525
Collateral from Securities on Loan Invested in Affiliate at Value (including cost
  of $17,046, $172 and $0)........................................................         17,047            172              --
Foreign Currencies at Value.......................................................             --          1,023              --
Cash..............................................................................          2,000          8,044              --
Receivables:
   Dividends and Interest.........................................................            647          1,916             383
   Securities Lending Income......................................................              1             --              --
   Fund Shares Sold...............................................................             58            278             177
Unrealized Gain on Forward Currency Contracts.....................................             --            465              --
Prepaid Expenses and Other Assets.................................................             --              2              --
                                                                                   -------------- --------------  --------------
       Total Assets...............................................................        337,868        412,259         150,764
                                                                                   -------------- --------------  --------------
LIABILITIES:
Payables:
   Upon Return of Securities Loaned...............................................         17,046            173              --
   Fund Shares Redeemed...........................................................          1,270              2              --
   Due to Advisor.................................................................             49             73              13
Unrealized Loss on Forward Currency Contracts.....................................             --          6,257              --
Unrealized Loss on Foreign Currency Contracts.....................................             --              4              --
Accrued Expenses and Other Liabilities............................................             32             41              19
                                                                                   -------------- --------------  --------------
       Total Liabilities..........................................................         18,397          6,550              32
                                                                                   -------------- --------------  --------------
NET ASSETS........................................................................ $      319,471 $      405,709  $      150,732
                                                                                   ============== ==============  ==============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...........................................     30,694,738     37,820,647      14,489,072
                                                                                   ============== ==============  ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE........................................................................... $        10.41 $        10.73  $        10.40
                                                                                   ============== ==============  ==============
Investment Securities at Cost..................................................... $      316,678 $      406,398  $      146,882
                                                                                   ============== ==============  ==============
Foreign Currencies at Cost........................................................ $           -- $        1,021  $           --
                                                                                   ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................... $      313,285 $      405,200  $      146,437
Total Distributable Earnings (Loss)...............................................          6,186            509           4,295
                                                                                   -------------- --------------  --------------
NET ASSETS........................................................................ $      319,471 $      405,709  $      150,732
                                                                                   ============== ==============  ==============
(1) NUMBER OF SHARES AUTHORIZED...................................................  1,000,000,000  1,000,000,000   1,000,000,000
                                                                                   ============== ==============  ==============

* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                   DFA VA
                                                                   GLOBAL
                                                                  MODERATE     VA EQUITY
                                                                 ALLOCATION    ALLOCATION
                                                                 PORTFOLIO     PORTFOLIO
                                                               -------------- ------------
ASSETS:
Investments in Affiliated Investment Companies at Value....... $      138,984 $     69,825
Receivables:
   Investment Securities/Affiliated Investment Companies Sold.            453           35
   Fund Shares Sold...........................................             17           --
   Due from Advisor...........................................              2           --
                                                               -------------- ------------
       Total Assets...........................................        139,456       69,860
                                                               -------------- ------------
LIABILITIES:
Payables:
   Fund Shares Redeemed.......................................            224           22
   Line of Credit.............................................            383           --
Accrued Expenses and Other Liabilities........................             11            9
                                                               -------------- ------------
       Total Liabilities......................................            618           31
                                                               -------------- ------------
NET ASSETS.................................................... $      138,838 $     69,829
                                                               ============== ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).......................     10,555,146    6,190,418
                                                               ============== ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...... $        13.15 $      11.28
                                                               ============== ============
Investments in Affiliated Investment Companies at Cost........ $      115,454 $     66,375
                                                               ============== ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................... $      113,449 $     65,795
Total Distributable Earnings (Loss)...........................         25,389        4,034
                                                               -------------- ------------
NET ASSETS.................................................... $      138,838 $     69,829
                                                               ============== ============
(1) NUMBER OF SHARES AUTHORIZED...............................  1,000,000,000  500,000,000
                                                               ============== ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                   VA U.S.                             VA               VA
                                                                TARGETED VALUE  VA U.S. LARGE    INTERNATIONAL    INTERNATIONAL
                                                                  PORTFOLIO#   VALUE PORTFOLIO# VALUE PORTFOLIO# SMALL PORTFOLIO#
                                                                -------------- ---------------- ---------------- ----------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $6, $0, $1,216
     and $580, respectively)...................................    $  5,752        $12,720          $12,157          $ 6,196
   Income from Securities Lending..............................         180             11              174              523
                                                                   --------        -------          -------          -------
       Total Investment Income.................................       5,932         12,731           12,331            6,719
                                                                   --------        -------          -------          -------
EXPENSES
   Investment Management Fees..................................       1,152          1,236            1,197            1,136
   Accounting & Transfer Agent Fees............................          41             48               45               42
   Custodian Fees..............................................          13              9               51               60
   Filing Fees.................................................           2              8                4                2
   Shareholders' Reports.......................................          19             24               19               20
   Directors'/Trustees' Fees & Expenses........................           2              3                2                2
   Professional Fees...........................................           6              9               12                4
   Other.......................................................          12             18               13               19
                                                                   --------        -------          -------          -------
       Total Expenses..........................................       1,247          1,355            1,343            1,285
                                                                   --------        -------          -------          -------
   Fees Paid Indirectly (Note C)...............................          --             --              (35)             (13)
                                                                   --------        -------          -------          -------
   Net Expenses................................................       1,247          1,355            1,308            1,272
                                                                   --------        -------          -------          -------
   NET INVESTMENT INCOME (LOSS)................................       4,685         11,376           11,023            5,447
                                                                   --------        -------          -------          -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**............................       9,134          6,225           (3,322)           3,184
       Affiliated Investment Companies Shares Sold.............           2             --                1               --
       Futures.................................................          --           (186)             (25)              --
       Foreign Currency Transactions...........................          --             --              (24)              15
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency..............     (10,074)        17,569            4,158            6,143
       Affiliated Investment Companies Shares..................           2              1                1                2
       Translation of Foreign Currency-Denominated Amounts.....          --             --               16               11
                                                                   --------        -------          -------          -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).....................        (936)        23,609              805            9,355
                                                                   --------        -------          -------          -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................    $  3,749        $34,985          $11,828          $14,802
                                                                   ========        =======          =======          =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                            VIT INFLATION-
                                                                 VA SHORT-                    PROTECTED
                                                                 TERM FIXED    VA GLOBAL      SECURITIES
                                                                 PORTFOLIO# BOND PORTFOLIO#   PORTFOLIO
                                                                 ---------- --------------- --------------
INVESTMENT INCOME
   Interest.....................................................   $7,968      $  3,552        $ 2,741
   Income from Securities Lending...............................       13             3             --
                                                                   ------      --------        -------
       Total Investment Income..................................    7,981         3,555          2,741
                                                                   ------      --------        -------
EXPENSES
   Investment Management Fees...................................      654           811            135
   Accounting & Transfer Agent Fees.............................       41            45             35
   Custodian Fees...............................................       11            29              2
   Filing Fees..................................................        2             2              2
   Shareholders' Reports........................................       20            19             16
   Directors'/Trustees' Fees & Expenses.........................        2             2              1
   Professional Fees............................................        6             6              2
   Other........................................................        9            11              4
                                                                   ------      --------        -------
       Total Expenses...........................................      745           925            197
                                                                   ------      --------        -------
   Fees Paid Indirectly (Note C)................................       --           (23)            --
                                                                   ------      --------        -------
   Net Expenses.................................................      745           902            197
                                                                   ------      --------        -------
   NET INVESTMENT INCOME (LOSS).................................    7,236         2,653          2,544
                                                                   ------      --------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**.............................      481        (4,529)           315
       Affiliated Investment Companies Shares Sold..............        1            --             --
       Foreign Currency Transactions............................       --           (61)            --
       Forward Currency Contracts...............................       --        23,776             --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency...............    1,301         8,224          8,522
       Affiliated Investment Companies Shares...................        1            --             --
       Translation of Foreign Currency-Denominated Amounts......       --            30             --
       Forward Currency Contracts...............................       --       (11,796)            --
                                                                   ------      --------        -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................    1,784        15,644          8,837
                                                                   ------      --------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.   $9,020      $ 18,297        $11,381
                                                                   ======      ========        =======

--------
** Net of foreign capital gain taxes withheld of $0, $0 and $0, respectively. # Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                                DFA VA
                                                                                                GLOBAL
                                                                                               MODERATE  VA EQUITY
                                                                                              ALLOCATION ALLOCATION
                                                                                              PORTFOLIO* PORTFOLIO*
                                                                                              ---------- ----------
INVESTMENT INCOME
Investment Income
Income Distributions Received from Affiliated Investment Companies...........................  $ 3,163     $1,045
                                                                                               -------     ------
       Total Investment Income...............................................................    3,163      1,045
                                                                                               -------     ------
EXPENSES
   Investment Management Fees................................................................      318        162
   Accounting & Transfer Agent Fees..........................................................       27         27
   Custodian Fees............................................................................        1          5
   Filing Fees...............................................................................       --          2
   Shareholders' Reports.....................................................................       12          5
   Directors'/Trustees' Fees & Expenses......................................................        1         --
   Other.....................................................................................        2          2
                                                                                               -------     ------
       Total Expenses........................................................................      361        203
                                                                                               -------     ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by Advisor
     (Note C)................................................................................     (250)      (127)
                                                                                               -------     ------
   Net Expenses..............................................................................      111         76
                                                                                               -------     ------
   NET INVESTMENT INCOME (LOSS)..............................................................    3,052        969
                                                                                               -------     ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment Companies..................      539        626
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...........................................      394       (425)
       Futures...............................................................................       69        (27)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares................................................    6,346      4,204
                                                                                               -------     ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...................................................    7,348      4,378
                                                                                               -------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............................  $10,400     $5,347
                                                                                               =======     ======

--------
* Investment Income and Realized and Unrealized Gain (Loss) were distributed from the Portfolio's Underlying Funds (Affiliated Investment Companies).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                   VA U.S. TARGETED      VA U.S. LARGE
                                                                                    VALUE PORTFOLIO     VALUE PORTFOLIO
                                                                                  ------------------  ------------------
                                                                                    YEAR      YEAR      YEAR      YEAR
                                                                                    ENDED     ENDED     ENDED     ENDED
                                                                                   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                                    2019      2018      2019      2018
                                                                                  --------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  4,685  $  4,084  $ 11,376  $  8,881
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..........................................    9,134    22,493     6,225    13,676
       Affiliated Investment Companies Shares Sold...............................        2        (2)       --        (1)
       Futures...................................................................       --        --      (186)       --
       Foreign Currency Transactions.............................................       --        (1)       --        --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency................................  (10,074)  (30,187)   17,569   (15,933)
       Affiliated Investment Companies Shares....................................        2        (1)        1        --
                                                                                  --------  --------  --------  --------
          Net Increase (Decrease) in Net Assets Resulting from Operations........    3,749    (3,614)   34,985     6,623
                                                                                  --------  --------  --------  --------
Distributions:
       Institutional Class Shares................................................  (23,676)  (24,470)  (21,355)  (22,176)
                                                                                  --------  --------  --------  --------
          Total Distributions....................................................  (23,676)  (24,470)  (21,355)  (22,176)
                                                                                  --------  --------  --------  --------
Capital Share Transactions (1):
   Shares Issued.................................................................   67,530    89,298   141,404   164,488
   Shares Issued in Lieu of Cash Distributions...................................   23,427    24,237    21,314    22,127
   Shares Redeemed...............................................................  (61,471)  (81,207)  (94,509)  (74,358)
                                                                                  --------  --------  --------  --------
          Net Increase (Decrease) from Capital Share Transactions................   29,486    32,328    68,209   112,257
                                                                                  --------  --------  --------  --------
          Total Increase (Decrease) in Net Assets................................    9,559     4,244    81,839    96,704
NET ASSETS
   Beginning of Year.............................................................  331,049   326,805   471,268   374,564
                                                                                  --------  --------  --------  --------
   End of Year................................................................... $340,608  $331,049  $553,107  $471,268
                                                                                  ========  ========  ========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.................................................................    3,967     4,407     5,579     6,091
   Shares Issued in Lieu of Cash Distributions...................................    1,507     1,268       925       842
   Shares Redeemed...............................................................   (3,573)   (4,027)   (3,748)   (2,743)
                                                                                  --------  --------  --------  --------
          Net Increase (Decrease) from Shares Issued and Redeemed................    1,901     1,648     2,756     4,190
                                                                                  ========  ========  ========  ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                          VA INTERNATIONAL VALUE            VA INTERNATIONAL
                                                                               PORTFOLIO                     SMALL PORTFOLIO
                                                                          ---------------------            ------------------
                                                                            YEAR                  YEAR       YEAR      YEAR
                                                                            ENDED                 ENDED      ENDED     ENDED
                                                                           OCT 31,               OCT 31,    OCT 31,   OCT 31,
                                                                            2019                  2018       2019      2018
                                                                           --------             --------   --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................................... $ 11,023              $  8,674   $  5,447  $  5,010
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/..................................   (3,322)                6,160      3,184    11,869
       Affiliated Investment Companies Shares Sold.......................        1                    (2)        --        (1)
       Futures...........................................................      (25)                   11         --      (152)
       Foreign Currency Transactions.....................................      (24)                 (143)        15      (153)
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency........................    4,158               (40,077)     6,143   (41,036)
       Affiliated Investment Companies Shares............................        1                     2          2        (2)
       Translation of Foreign Currency-Denominated Amounts...............       16                   (14)        11        (5)
                                                                           --------             --------   --------  --------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations...................................................   11,828               (25,389)    14,802   (24,470)
                                                                           --------             --------   --------  --------
Distributions:
       Institutional Class Shares........................................   (9,209)               (7,102)   (14,630)  (11,487)
                                                                           --------             --------   --------  --------
          Total Distributions............................................   (9,209)               (7,102)   (14,630)  (11,487)
                                                                           --------             --------   --------  --------
Capital Share Transactions (1):
   Shares Issued.........................................................   75,579                93,010     43,378    67,312
   Shares Issued in Lieu of Cash Distributions...........................    9,183                 7,081     14,442    11,354
   Shares Redeemed.......................................................  (39,005)              (40,579)   (32,498)  (50,970)
                                                                           --------             --------   --------  --------
          Net Increase (Decrease) from Capital Share Transactions........   45,757                59,512     25,322    27,696
                                                                           --------             --------   --------  --------
          Total Increase (Decrease) in Net Assets........................   48,376                27,021     25,494    (8,261)
NET ASSETS
   Beginning of Year.....................................................  279,149               252,128    218,924   227,185
                                                                           --------             --------   --------  --------
   End of Year........................................................... $327,525              $279,149   $244,418  $218,924
                                                                           ========             ========   ========  ========
(1) SHARES ISSUED AND REDEEMED:
    Shares Issued........................................................    6,447                 6,918      3,761     4,848
    Shares Issued in Lieu of Cash Distributions..........................      832                   531      1,375       833
    Shares Redeemed......................................................   (3,333)               (3,030)    (2,820)   (3,666)
                                                                           --------             --------   --------  --------
          Net Increase (Decrease) from Shares Issued and Redeemed........    3,946                 4,419      2,316     2,015
                                                                           ========             ========   ========  ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   VA SHORT-TERM FIXED      VA GLOBAL      VIT INFLATION-PROTECTED
                                                                        PORTFOLIO        BOND PORTFOLIO    SECURITIES PORTFOLIO
                                                                   ------------------  ------------------  ----------------------
                                                                     YEAR      YEAR      YEAR      YEAR      YEAR        YEAR
                                                                     ENDED     ENDED     ENDED     ENDED     ENDED       ENDED
                                                                    OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,     OCT 31,
                                                                     2019      2018      2019      2018      2019        2018
                                                                   --------  --------  --------  --------   --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................................... $  7,236  $  4,579  $  2,653  $  3,673  $  2,544    $  3,515
   Net Realized Gain (Loss) on:
       Investment Securities Sold/*,**/...........................      481      (619)   (4,529)   (5,076)      315        (792)
       Affiliated Investment Companies Shares Sold................        1        (1)       --        --        --          --
       Foreign Currency Transactions..............................       --        --       (61)      (13)       --          --
       Forward Currency Contracts.................................       --        --    23,776    12,192        --          --
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency.................    1,301      (765)    8,224   (13,591)    8,522      (4,788)
       Affiliated Investment Companies Shares.....................        1        --        --        --        --          --
       Translation of Foreign Currency-Denominated
         Amounts..................................................       --        --        30       (22)       --          --
       Forward Currency Contracts.................................       --        --   (11,796)    4,695        --          --
                                                                   --------  --------  --------  --------   --------    --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................    9,020     3,194    18,297     1,858    11,381      (2,065)
                                                                   --------  --------  --------  --------   --------    --------
Distributions:
       Institutional Class Shares.................................   (4,625)   (2,602)  (16,766)   (5,666)   (2,654)     (2,974)
                                                                   --------  --------  --------  --------   --------    --------
          Total Distributions.....................................   (4,625)   (2,602)  (16,766)   (5,666)   (2,654)     (2,974)
                                                                   --------  --------  --------  --------   --------    --------
Capital Share Transactions (1):
   Shares Issued..................................................  111,821   113,039    81,565   103,881    55,296      37,372
   Shares Issued in Lieu of Cash Distributions....................    4,616     2,596    16,569     5,594     2,654       2,974
   Shares Redeemed................................................  (94,275)  (73,385)  (54,947)  (54,996)  (43,691)    (26,198)
                                                                   --------  --------  --------  --------   --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................   22,162    42,250    43,187    54,479    14,259      14,148
                                                                   --------  --------  --------  --------   --------    --------
          Total Increase (Decrease) in Net Assets.................   26,557    42,842    44,718    50,671    22,986       9,109
NET ASSETS
   Beginning of Year..............................................  292,914   250,072   360,991   310,320   127,746     118,637
                                                                   --------  --------  --------  --------   --------    --------
   End of Year.................................................... $319,471  $292,914  $405,709  $360,991  $150,732    $127,746
                                                                   ========  ========  ========  ========   ========    ========
(1) SHARES ISSUED AND REDEEMED:
    Shares Issued.................................................   10,905    11,067     7,695     9,770     5,430       3,788
    Shares Issued in Lieu of Cash Distributions...................      454       256     1,612       525       277         299
    Shares Redeemed...............................................   (9,154)   (7,185)   (5,200)   (5,167)   (4,351)     (2,659)
                                                                   --------  --------  --------  --------   --------    --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................    2,205     4,138     4,107     5,128     1,356       1,428
                                                                   ========  ========  ========  ========   ========    ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                  DFA VA GLOBAL MODERATE VA EQUITY ALLOCATION
                                                                                  ALLOCATION PORTFOLIO       PORTFOLIO
                                                                                  ---------------------  -------------------
                                                                                    YEAR        YEAR      YEAR       YEAR
                                                                                    ENDED       ENDED     ENDED      ENDED
                                                                                   OCT 31,     OCT 31,   OCT 31,    OCT 31,
                                                                                    2019        2018      2019       2018
                                                                                   --------   --------   -------    -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).................................................. $  3,052    $  2,302   $   969    $   524
   Capital Gain Distributions Received from Affiliated Investment Companies......      539         607       626        292
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...............................      394         304      (425)       (89)
       Futures...................................................................       69          --       (27)        --
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares....................................    6,346      (2,937)    4,204     (1,892)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) in Net Assets Resulting from Operations........   10,400         276     5,347     (1,165)
                                                                                   --------   --------    -------   -------
Distributions:
       Institutional Class Shares................................................   (2,963)     (3,423)   (1,003)      (318)
                                                                                   --------   --------    -------   -------
          Total Distributions....................................................   (2,963)     (3,423)   (1,003)      (318)
                                                                                   --------   --------    -------   -------
Capital Share Transactions (1):
   Shares Issued.................................................................   28,787      37,320    26,434     29,104
   Shares Issued in Lieu of Cash Distributions...................................    2,963       3,423     1,003        318
   Shares Redeemed...............................................................  (19,207)    (55,086)   (5,283)    (3,395)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) from Capital Share Transactions................   12,543     (14,343)   22,154     26,027
                                                                                   --------   --------    -------   -------
          Total Increase (Decrease) in Net Assets................................   19,980     (17,490)   26,498     24,544
NET ASSETS
   Beginning of Year.............................................................  118,858     136,348    43,331     18,787
                                                                                   --------   --------    -------   -------
   End of Year................................................................... $138,838    $118,858   $69,829    $43,331
                                                                                   ========   ========    =======   =======
(1) SHARES ISSUED AND REDEEMED:
    Shares Issued................................................................    2,297       2,885     2,472      2,629
    Shares Issued in Lieu of Cash Distributions..................................      254         270       104         29
    Shares Redeemed..............................................................   (1,515)     (4,308)     (492)      (305)
                                                                                   --------   --------    -------   -------
          Net Increase (Decrease) from Shares Issued and Redeemed................    1,036      (1,153)    2,084      2,353
                                                                                   ========   ========    =======   =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                VA U.S. TARGETED VALUE PORTFOLIO
                                                                       -------------------------------------------------
                                                                         YEAR      YEAR       YEAR      YEAR      YEAR
                                                                         ENDED     ENDED      ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018       2017      2016      2015
                                                                       --------  --------   --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  18.75  $  20.42   $  17.23  $  17.94  $  19.28
                                                                       --------  --------   --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.24      0.23       0.20      0.21      0.23
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (0.24)    (0.42)      3.86      0.54     (0.44)
                                                                       --------  --------   --------  --------  --------
        Total from Investment Operations..............................       --     (0.19)      4.06      0.75     (0.21)
                                                                       --------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.19)    (0.21)     (0.19)    (0.24)    (0.18)
   Net Realized Gains.................................................    (1.14)    (1.27)     (0.68)    (1.22)    (0.95)
                                                                       --------  --------   --------  --------  --------
        Total Distributions...........................................    (1.33)    (1.48)     (0.87)    (1.46)    (1.13)
                                                                       --------  --------   --------  --------  --------
Net Asset Value, End of Year.......................................... $  17.42  $  18.75   $  20.42  $  17.23  $  17.94
                                                                       ========  ========   ========  ========  ========
Total Return..........................................................     0.85%    (1.05%)    23.81%     4.87%    (0.80%)
                                                                       --------  --------   --------  --------  --------
Net Assets, End of Year (thousands)................................... $340,608  $331,049   $326,805  $247,103  $190,237
Ratio of Expenses to Average Net Assets...............................     0.38%     0.37%      0.37%     0.38%     0.39%
Ratio of Net Investment Income to Average Net Assets..................     1.42%     1.14%      1.05%     1.25%     1.27%
Portfolio Turnover Rate...............................................       19%       24%        28%       33%       33%
                                                                       --------  --------   --------  --------  --------

                                                                                 VA U.S. LARGE VALUE PORTFOLIO
                                                                       ------------------------------------------------
                                                                         YEAR      YEAR      YEAR      YEAR      YEAR
                                                                         ENDED     ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018      2017      2016      2015
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  26.00  $  26.88  $  22.22  $  22.83  $  23.47
                                                                       --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.58      0.53      0.51      0.48      0.46
   Net Gains (Losses) on Securities (Realized and Unrealized).........     1.08      0.15      4.76      0.43     (0.24)
                                                                       --------  --------  --------  --------  --------
        Total from Investment Operations..............................     1.66      0.68      5.27      0.91      0.22
                                                                       --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.59)    (0.49)    (0.44)    (0.47)    (0.43)
   Net Realized Gains.................................................    (0.58)    (1.07)    (0.17)    (1.05)    (0.43)
                                                                       --------  --------  --------  --------  --------
        Total Distributions...........................................    (1.17)    (1.56)    (0.61)    (1.52)    (0.86)
                                                                       --------  --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  26.49  $  26.00  $  26.88  $  22.22  $  22.83
                                                                       ========  ========  ========  ========  ========
Total Return..........................................................     7.08%     2.47%    24.05%     4.52%     1.07%
                                                                       --------  --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $553,107  $471,268  $374,564  $270,245  $232,569
Ratio of Expenses to Average Net Assets...............................     0.27%     0.27%     0.27%     0.27%     0.29%
Ratio of Net Investment Income to Average Net Assets..................     2.30%     1.97%     2.02%     2.25%     2.00%
Portfolio Turnover Rate...............................................        8%        9%       18%       15%       31%
                                                                       --------  --------  --------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                VA INTERNATIONAL VALUE PORTFOLIO
                                                                       -------------------------------------------------
                                                                         YEAR      YEAR       YEAR      YEAR      YEAR
                                                                         ENDED     ENDED      ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018       2017      2016      2015
                                                                       --------  --------   --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  12.13  $  13.57   $  11.08  $  11.44  $  12.74
                                                                       --------  --------   --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.43      0.41       0.38      0.36      0.37
   Net Gains (Losses) on Securities (Realized and Unrealized).........    (0.03)    (1.48)      2.46     (0.36)    (1.17)
                                                                       --------  --------   --------  --------  --------
        Total from Investment Operations..............................     0.40     (1.07)      2.84        --     (0.80)
                                                                       --------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.34)    (0.37)     (0.35)    (0.36)    (0.50)
   Net Realized Gains.................................................    (0.04)       --         --        --        --
                                                                       --------  --------   --------  --------  --------
        Total Distributions...........................................    (0.38)    (0.37)     (0.35)    (0.36)    (0.50)
                                                                       --------  --------   --------  --------  --------
Net Asset Value, End of Year.......................................... $  12.15  $  12.13   $  13.57  $  11.08  $  11.44
                                                                       ========  ========   ========  ========  ========
Total Return..........................................................     3.61%    (8.12%)    26.32%     0.19%    (6.26%)
                                                                       --------  --------   --------  --------  --------
Net Assets, End of Year (thousands)................................... $327,525  $279,149   $252,128  $179,768  $155,251
Ratio of Expenses to Average Net Assets...............................     0.44%     0.43%      0.44%     0.46%     0.47%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly)                                                               0.45%     0.43%      0.44%     0.46%     0.47%
Ratio of Net Investment Income to Average Net Assets..................     3.68%     3.06%      3.11%     3.46%     3.01%
Portfolio Turnover Rate...............................................       16%       20%        20%       15%       20%
                                                                       --------  --------   --------  --------  --------

                                                                                VA INTERNATIONAL SMALL PORTFOLIO
                                                                       -------------------------------------------------
                                                                         YEAR      YEAR       YEAR      YEAR      YEAR
                                                                         ENDED     ENDED      ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,    OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018       2017      2016      2015
                                                                       --------  --------   --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  12.23  $  14.30   $  11.65  $  11.67  $  11.83
                                                                       --------  --------   --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.28      0.29       0.27      0.26      0.25
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.37     (1.65)      2.74      0.34      0.09
                                                                       --------  --------   --------  --------  --------
        Total from Investment Operations..............................     0.65     (1.36)      3.01      0.60      0.34
                                                                       --------  --------   --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.22)    (0.34)     (0.27)    (0.24)    (0.25)
   Net Realized Gains.................................................    (0.57)    (0.37)     (0.09)    (0.38)    (0.25)
                                                                       --------  --------   --------  --------  --------
        Total Distributions...........................................    (0.79)    (0.71)     (0.36)    (0.62)    (0.50)
                                                                       --------  --------   --------  --------  --------
Net Asset Value, End of Year.......................................... $  12.09  $  12.23   $  14.30  $  11.65  $  11.67
                                                                       ========  ========   ========  ========  ========
Total Return..........................................................     6.30%    (9.97%)    26.73%     5.54%     3.28%
                                                                       --------  --------   --------  --------  --------
Net Assets, End of Year (thousands)................................... $244,418  $218,924   $227,185  $151,209  $127,813
Ratio of Expenses to Average Net Assets...............................     0.56%     0.55%      0.57%     0.60%     0.61%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly)                                                               0.57%     0.55%      0.57%     0.60%     0.61%
Ratio of Net Investment Income to Average Net Assets..................     2.40%     2.10%      2.10%     2.29%     2.13%
Portfolio Turnover Rate...............................................       17%       19%        12%       12%       25%
                                                                       --------  --------   --------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 VA SHORT-TERM FIXED PORTFOLIO
                                                                       ------------------------------------------------
                                                                         YEAR      YEAR      YEAR      YEAR      YEAR
                                                                         ENDED     ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018      2017      2016      2015
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  10.28  $  10.27  $  10.25  $  10.23  $  10.22
                                                                       --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.23      0.17      0.11      0.07      0.03
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.06     (0.06)    (0.02)    (0.01)     0.01
                                                                       --------  --------  --------  --------  --------
        Total from Investment Operations..............................     0.29      0.11      0.09      0.06      0.04
                                                                       --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.16)    (0.10)    (0.07)    (0.03)    (0.02)
   Net Realized Gains.................................................       --        --        --     (0.01)    (0.01)
                                                                       --------  --------  --------  --------  --------
        Total Distributions...........................................    (0.16)    (0.10)    (0.07)    (0.04)    (0.03)
                                                                       --------  --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  10.41  $  10.28  $  10.27  $  10.25  $  10.23
                                                                       ========  ========  ========  ========  ========
Total Return..........................................................     2.86%     1.13%     0.89%     0.60%     0.34%
                                                                       --------  --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $319,471  $292,914  $250,072  $192,872  $186,794
Ratio of Expenses to Average Net Assets...............................     0.23%     0.27%     0.27%     0.27%     0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly)                                                               0.23%     0.27%     0.27%     0.27%     0.28%
Ratio of Net Investment Income to Average Net Assets..................     2.23%     1.68%     1.05%     0.65%     0.28%
Portfolio Turnover Rate...............................................       37%       70%       86%       50%      105%
                                                                       --------  --------  --------  --------  --------

                                                                                   VA GLOBAL BOND PORTFOLIO
                                                                       ------------------------------------------------
                                                                         YEAR      YEAR      YEAR      YEAR      YEAR
                                                                         ENDED     ENDED     ENDED     ENDED     ENDED
                                                                        OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                                         2019      2018      2017      2016      2015
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year.................................... $  10.71  $  10.86  $  11.00  $  10.93  $  10.92
                                                                       --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.07      0.11      0.18      0.18      0.17
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.44     (0.06)    (0.08)     0.11      0.09
                                                                       --------  --------  --------  --------  --------
        Total from Investment Operations..............................     0.51      0.05      0.10      0.29      0.26
                                                                       --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.49)    (0.19)    (0.18)    (0.17)    (0.23)
   Net Realized Gains.................................................       --     (0.01)    (0.06)    (0.05)    (0.02)
                                                                       --------  --------  --------  --------  --------
        Total Distributions...........................................    (0.49)    (0.20)    (0.24)    (0.22)    (0.25)
                                                                       --------  --------  --------  --------  --------
Net Asset Value, End of Year.......................................... $  10.73  $  10.71  $  10.86  $  11.00  $  10.93
                                                                       ========  ========  ========  ========  ========
Total Return..........................................................     5.00%     0.42%     1.00%     2.68%     2.40%
                                                                       --------  --------  --------  --------  --------
Net Assets, End of Year (thousands)................................... $405,709  $360,991  $310,320  $268,729  $235,082
Ratio of Expenses to Average Net Assets...............................     0.24%     0.24%     0.24%     0.24%     0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly)                                                               0.24%     0.24%     0.24%     0.24%     0.26%
Ratio of Net Investment Income to Average Net Assets..................     0.70%     1.07%     1.66%     1.63%     1.61%
Portfolio Turnover Rate...............................................       45%       67%       67%       47%       54%
                                                                       --------  --------  --------  --------  --------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      VIT INFLATION-PROTECTED SECURITIES PORTFOLIO
                                                                -------------------------------------------------
                                                                                                             PERIOD
                                                                  YEAR      YEAR       YEAR      YEAR       MAY 29,
                                                                  ENDED     ENDED      ENDED     ENDED     2015(A) TO
                                                                 OCT 31,   OCT 31,    OCT 31,   OCT 31,     OCT 31,
                                                                  2019      2018       2017      2016         2015
                                                                --------  --------   --------   -------  ----------
Net Asset Value, Beginning of Period........................... $   9.73  $  10.14   $  10.30   $  9.77   $ 10.00
                                                                --------  --------   --------   -------   -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................................     0.19      0.28       0.19      0.17      0.05
   Net Gains (Losses) on Securities (Realized and
    Unrealized)................................................     0.69     (0.44)     (0.22)     0.39     (0.28)
                                                                --------  --------   --------   -------   -------
      Total from Investment Operations.........................     0.88     (0.16)     (0.03)     0.56     (0.23)
                                                                --------  --------   --------   -------   -------
Less Distributions:
-------------------
   Net Investment Income.......................................    (0.21)    (0.25)     (0.12)    (0.03)       --
   Net Realized Gains..........................................       --        --      (0.01)       --        --
                                                                --------  --------   --------   -------   -------
      Total Distributions......................................    (0.21)    (0.25)     (0.13)    (0.03)       --
                                                                --------  --------   --------   -------   -------
Net Asset Value, End of Period................................. $  10.40  $   9.73   $  10.14   $ 10.30   $  9.77
                                                                ========  ========   ========   =======   =======
Total Return...................................................     9.18%    (1.60%)    (0.25%)    5.79%    (2.30%)(B)
                                                                --------  --------   --------   -------   -------
Net Assets, End of Period (thousands).......................... $150,732  $127,746   $118,637   $93,698   $16,379
Ratio of Expenses to Average Net Assets........................     0.15%     0.12%      0.15%     0.18%     0.18%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor).............................     0.15%     0.12%      0.12%     0.19%     0.88%(C)(D)
Ratio of Net Investment Income to Average Net Assets...........     1.88%     2.84%      1.92%     1.72%     1.29%(C)(D)
Portfolio Turnover Rate........................................       43%       31%        25%       21%        4%(B)
                                                                --------  --------   --------   -------   -------
* The Ratio of Expenses to Average Net Assets is inclusive
 of acquired fund fees and expenses incurred by the
 Portfolio indirectly as a result of Portfolio's investment in
 Underlying Funds as follows:..................................      N/A       N/A        N/A       N/A       N/A

                                                                          DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
                                                                -----------------------------------------------------------

                                                                   YEAR         YEAR         YEAR         YEAR         YEAR
                                                                   ENDED        ENDED        ENDED        ENDED        ENDED
                                                                  OCT 31,      OCT 31,      OCT 31,      OCT 31,      OCT 31,
                                                                   2019         2018         2017         2016         2015
                                                                --------     --------     --------     --------     -------
Net Asset Value, Beginning of Period........................... $  12.49     $  12.78     $  11.32     $  11.12     $ 11.37
                                                                --------     --------     --------     --------     -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)................................     0.30         0.20         0.19         0.17        0.18
   Net Gains (Losses) on Securities (Realized and
    Unrealized)................................................     0.67        (0.17)        1.53         0.20       (0.22)
                                                                --------     --------     --------     --------     -------
      Total from Investment Operations.........................     0.97         0.03         1.72         0.37       (0.04)
                                                                --------     --------     --------     --------     -------
Less Distributions:
-------------------
   Net Investment Income.......................................    (0.27)       (0.22)       (0.18)       (0.15)      (0.17)
   Net Realized Gains..........................................    (0.04)       (0.10)       (0.08)       (0.02)      (0.04)
                                                                --------     --------     --------     --------     -------
      Total Distributions......................................    (0.31)       (0.32)       (0.26)       (0.17)      (0.21)
                                                                --------     --------     --------     --------     -------
Net Asset Value, End of Period................................. $  13.15     $  12.49     $  12.78     $  11.32     $ 11.12
                                                                ========     ========     ========     ========     =======
Total Return...................................................     8.07%        0.15%       15.50%        3.44%      (0.23%)
                                                                --------     --------     --------     --------     -------
Net Assets, End of Period (thousands).......................... $138,838     $118,858     $136,348     $116,214     $98,887
Ratio of Expenses to Average Net Assets........................     0.33%(E)     0.40%(E)     0.40%(E)     0.40%(E)    0.40%(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
 (Waived), (Expenses Reimbursed), and/or Previously
 Waived Fees Recovered by Advisor).............................     0.53%(E)     0.50%(E)     0.51%(E)     0.52%(E)    0.54%(E)
Ratio of Net Investment Income to Average Net Assets...........     2.40%        1.57%        1.56%        1.54%       1.56%
Portfolio Turnover Rate........................................      N/A          N/A          N/A          N/A         N/A
                                                                --------     --------     --------     --------     -------
* The Ratio of Expenses to Average Net Assets is inclusive
 of acquired fund fees and expenses incurred by the
 Portfolio indirectly as a result of Portfolio's investment in
 Underlying Funds as follows:..................................     0.24%        0.24%        0.24%        0.26%       0.26%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          VA EQUITY ALLOCATION PORTFOLIO
                                                                        ---------------------------
                                                                                               PERIOD
                                                                         YEAR      YEAR       JUL 10,
                                                                         ENDED     ENDED     2017(A) TO
                                                                        OCT 31,   OCT 31,     OCT 31,
                                                                         2019      2018         2017
                                                                        -------  -------   ----------
Net Asset Value, Beginning of Period................................... $ 10.55  $ 10.72    $ 10.00
                                                                        -------  -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)........................................    0.19     0.18       0.03
   Net Gains (Losses) on Securities (Realized and Unrealized)..........    0.79    (0.20)      0.69
                                                                        -------  -------    -------
       Total from Investment Operations................................    0.98    (0.02)      0.72
                                                                        -------  -------    -------
Less Distributions:
-------------------
   Net Investment Income...............................................   (0.19)   (0.15)        --
   Net Realized Gains..................................................   (0.06)     (--)        --
                                                                        -------  -------    -------
       Total Distributions.............................................   (0.25)   (0.15)        --
                                                                        -------  -------    -------
Net Asset Value, End of Period......................................... $ 11.28  $ 10.55    $ 10.72
                                                                        =======  =======    =======
Total Return...........................................................    9.60%   (0.19%)     7.20%(B)
                                                                        -------  -------    -------
Net Assets, End of Period (thousands).................................. $69,829  $43,331    $18,787
Ratio of Expenses to Average Net Assets *(E)...........................    0.40%    0.40%      0.32%(C)(D)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor) *(E)......................................    0.63%    0.66%      0.66%(C)(D)
Ratio of Net Investment Income to Average Net Assets...................    1.80%    1.65%      0.99%(C)(D)
                                                                        -------  -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying Funds as follows:.....    0.26%    0.25%      0.26%
                                                                        -------  -------    -------

See page 1-2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, nine of which (the "Portfolios") are included in this report. The remaining ninety-four are presented in separate reports. The Portfolios are only available through a select group of insurance products. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (each, a "Fund of Funds") invest in other portfolios within the Fund and Dimensional Investment Group Inc. ("DIG") (the "Underlying Funds"). Certain of the Underlying Funds' shareholder reports are not covered by this report. A copy of the Underlying Funds' shareholder reports are available from the EDGAR database on the SEC's website at http://www.sec.gov.
                                 -------------------

   As of October 31, 2019, each Fund of Funds was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                                    PERCENTAGE
                                                                                                     OWNERSHIP
FUNDS OF FUNDS                               UNDERLYING FUNDS                                      AT 10/31/2019
--------------                               ----------------------------------------------------- -------------
DFA VA Global Moderate Allocation Portfolio  U.S. Core Equity 1 Portfolio (IDG)                         --
                                             U.S. Core Equity 2 Portfolio (IDG)                         --
                                             International Core Equity Portfolio (IDG)                  --
                                             Emerging Markets Core Equity Portfolio (IDG)               --
                                             DFA Two-Year Global Fixed Income Portfolio (IDG)           --
                                             DFA Selectively Hedged Global Fixed Income Portfolio
                                             (IDG)                                                       1%
                                             VA U.S. Large Value Portfolio (IDG)                         1%
                                             VA International Value Portfolio (IDG)                      1%
                                             DFA Real Estate Securities Portfolio (IDG)                 --
                                             VA Short-Term Fixed Portfolio (IDG)                         2%
                                             VA Global Bond Portfolio (IDG)                              4%
VA Equity Allocation Portfolio               U.S. Core Equity 1 Portfolio (IDG)                         --
                                             DFA Real Estate Securities Portfolio (IDG)                 --
                                             International Core Equity Portfolio (IDG)                  --
                                             Emerging Markets Core Equity Portfolio (IDG)               --
                                             VA U.S. Large Value Portfolio (IDG)                        --
                                             VA U.S. Targeted Value Portfolio (IDG)                      3%
                                             U.S. Large Company Portfolio (DIG)                          1%
                                             VA International Value Portfolio (IDG)                      1%
                                             VA International Small Portfolio (IDG)                      1%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the "Domestic Equity Portfolios") and by VA International Value Portfolio and VA International Small Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios' are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by the VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and VIT Inflation-Protected Securities Portfolio (the "Fixed Income Portfolios"), are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA VA Global Moderate Allocation Portfolio and the VA Equity Allocation Portfolio of the Underlying Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. These securities are generally categorized as Level 1 in the hierarchy. A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Portfolios' Summary Schedules of Portfolio Holdings/Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the VA Global Bond Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. TREASURY INFLATION-PROTECTED SECURITIES (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

   4. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   5. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

           VA U.S. Targeted Value Portfolio.................. 0.35%
           VA U.S. Large Value Portfolio..................... 0.25%
           VA International Value Portfolio.................. 0.40%
           VA International Small Portfolio.................. 0.50%
           VA Short-Term Fixed Portfolio..................... 0.20%*
           VA Global Bond Portfolio.......................... 0.21%**
           VIT Inflation-Protected Securities Portfolio...... 0.10%
           DFA VA Global Moderate Allocation Portfolio....... 0.25%
           VA Equity Allocation Portfolio.................... 0.30%

* Effective as of February 28, 2019, the management fee payable by the VA Short-Term Fixed Portfolio was reduced from 0.25% to 0.18%.
** The VA Global Bond Portfolio's investment management fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (a "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the VIT Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2020, may only be terminated by the Fund's Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                                    NET WAIVED FEES/
                                                                                    EXPENSES ASSUMED     PREVIOUSLY
                                                                       RECOVERY        (RECOVERED       WAIVED FEES/
                                                         EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                        LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                                AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                              ---------- ---------------- ----------------- -----------------
VIT Inflation-Protected Securities Portfolio (1).......    0.18%          --                --                --
DFA VA Global Moderate Allocation Portfolio (2)........    0.30%          --              $250              $539
VA Equity Allocation Portfolio (3).....................    0.40%         $ 9               127                19

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (2) Effective February 28, 2019, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the Portfolio's average daily net assets (the "Expense Limitation Amount"). Prior to February 28, 2019, the Expense Limitation Amount was 0.40% of the average net assets of such class of the Portfolio on an annualized basis. At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of such class of shares to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount. The Advisor, however, shall not be reimbursed for any management fees previously waived to offset the Portfolio's proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor.

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                            FEES PAID
                                                            INDIRECTLY
                                                            ----------
         VA International Value Portfolio..................    $35
         VA International Small Portfolio..................     13
         VA Global Bond Portfolio..........................     23

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

             VA U.S. Targeted Value Portfolio.................. $ 7
             VA U.S. Large Value Portfolio.....................   9
             VA International Value Portfolio..................   6
             VA International Small Portfolio..................   5
             VA Short-Term Fixed Portfolio.....................   7
             VA Global Bond Portfolio..........................   8
             VIT Inflation-Protected Securities Portfolio......   1
             DFA VA Global Moderate Allocation Portfolio.......   2
             VA Equity Allocation Portfolio....................  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

                                              U.S. GOVERNMENT SECURITIES OTHER INVESTMENT SECURITIES
                                              -------------------------- ---------------------------
                                              PURCHASES       SALES      PURCHASES       SALES
                                              ---------        -------   ---------        --------
VA U.S. Targeted Value Portfolio.............       --            --     $ 84,524       $ 63,263
VA U.S. Large Value Portfolio................       --            --      107,734         40,489
VA International Value Portfolio.............       --            --       95,430         47,904
VA International Small Portfolio.............       --            --       58,780         38,905
VA Short-Term Fixed Portfolio................  $23,991       $30,161       58,674        193,782
VA Global Bond Portfolio.....................   30,533           999      129,901        180,944
VIT Inflation-Protected Securities Portfolio.   70,589        58,369           --             --

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                   CHANGE IN
                                           PROCEEDS NET REALIZED  UNREALIZED
                   BALANCE AT    PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                OCTOBER 31, 2018  AT COST   SALES     ON SALES   DEPRECIATION  OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME
                ---------------- --------- -------- ------------ ------------- ---------------- ---------------- --------
VA U.S.
 TARGETED
 VALUE
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund               $26,601      $127,183  $138,291     $ 2           $2           $15,497           1,339         $697
                    -------      --------  --------     ---           --           -------           -----         ----
TOTAL               $26,601      $127,183  $138,291     $ 2           $2           $15,497           1,339         $697
                    =======      ========  ========     ===           ==           =======           =====         ====
VA U.S.
 LARGE
 VALUE
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund               $ 5,996      $ 46,048  $ 49,723      --           $1           $ 2,322             201         $ 96
                    -------      --------  --------     ---           --           -------           -----         ----
TOTAL               $ 5,996      $ 46,048  $ 49,723      --           $1           $ 2,322             201         $ 96
                    =======      ========  ========     ===           ==           =======           =====         ====
VA
 INTERNATIONAL
 VALUE
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund               $ 7,393      $204,048  $199,100     $ 1           $1           $12,343           1,067         $343
                    -------      --------  --------     ---           --           -------           -----         ----
TOTAL               $ 7,393      $204,048  $199,100     $ 1           $1           $12,343           1,067         $343
                    =======      ========  ========     ===           ==           =======           =====         ====
VA
 INTERNATIONAL
 SMALL
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund               $16,225      $ 37,714  $ 41,361      --           $2           $12,580           1,087         $326
                    -------      --------  --------     ---           --           -------           -----         ----
TOTAL               $16,225      $ 37,714  $ 41,361      --           $2           $12,580           1,087         $326
                    =======      ========  ========     ===           ==           =======           =====         ====


                CAPITAL GAIN
                DISTRIBUTIONS
                -------------
VA U.S.
 TARGETED
 VALUE
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==
VA U.S.
 LARGE
 VALUE
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==
VA
 INTERNATIONAL
 VALUE
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==
VA
 INTERNATIONAL
 SMALL
 PORTFOLIO
The DFA
 Short Term
 Investment
 Fund                --
                     --
TOTAL                --
                     ==

                                                                      CHANGE IN
                                                       NET REALIZED  UNREALIZED
                    BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                 OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME
                 ---------------- --------- ---------- ------------ ------------- ---------------- ---------------- --------
VA SHORT-TERM FIXED PORTFOLIO
The DFA
  Short
  Term
  Investment
  Fund               $  9,182     $125,246   $117,383     $   1        $    1         $ 17,047          1,473        $  193
                     --------     --------   --------     -----        ------         --------          -----        ------
TOTAL                $  9,182     $125,246   $117,383     $   1        $    1         $ 17,047          1,473        $  193
                     ========     ========   ========     =====        ======         ========          =====        ======
VA GLOBAL BOND PORTFOLIO
The DFA
  Short
  Term
  Investment
  Fund               $  3,038     $ 27,710   $ 30,576        --            --         $    172             15        $   34
                     --------     --------   --------     -----        ------         --------          -----        ------
TOTAL                $  3,038     $ 27,710   $ 30,576        --            --         $    172             15        $   34
                     ========     ========   ========     =====        ======         ========          =====        ======
DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
U.S. Core
  Equity 2
  Portfolio          $ 37,450     $  8,562   $  5,487     $ 267        $2,768         $ 43,560          1,922        $  674
International
  Core
  Equity
  Portfolio            15,179        3,142      1,469        60           724           17,636          1,337           512
DFA
  Selectively
  Hedged
  Global
  Fixed
  Income
  Portfolio            14,770        4,332      2,270        (5)          349           17,176          1,754           474
VA Global
  Bond
  Portfolio            14,785        4,628      2,318       (46)          126           17,175          1,601           691
U.S. Core
  Equity 1
  Portfolio            13,304        2,456      1,335        92         1,195           15,712            636           241
VA Short-
  Term
  Fixed
  Portfolio             5,924        1,246        476         2            83            6,779            651            94
DFA
  Two-Year
  Global
  Fixed
  Income
  Portfolio             5,924        1,272        473        (1)           56            6,778            676           157
Emerging
  Markets
  Core
  Equity
  Portfolio             5,292        1,117        408         8           481            6,490            315           162
VA U.S.
  Large
  Value
  Portfolio             2,644          560        143        10            89            3,160            119            60
DFA Real
  Estate
  Securities
  Portfolio             1,900          404        168         6           456            2,598             62            49
VA
  International
  Value
  Portfolio             1,649          356        107         1            20            1,919            158            47
                     --------     --------   --------     -----        ------         --------          -----        ------
TOTAL                $118,821     $ 28,075   $ 14,654     $ 394        $6,347         $138,983          9,231        $3,161
                     ========     ========   ========     =====        ======         ========          =====        ======
VA EQUITY ALLOCATION PORTFOLIO
U.S. Core
  Equity 1
  Portfolio          $ 11,913     $  6,536   $    640     $ (34)       $1,419         $ 19,194            777        $  250
U.S. Large
  Company
  Portfolio             9,511        5,214        740       (18)        1,422           15,389            655           208
International
  Core
  Equity
  Portfolio             6,137        3,902        741      (103)          482            9,677            734           246
VA U.S.
  Targeted
  Value
  Portfolio             5,366        4,069        634      (131)          (99)           8,571            492            56
Emerging
  Markets
  Core
  Equity
  Portfolio             3,001        2,104        402       (57)          336            4,982            242           109
VA U.S.
  Large
  Value
  Portfolio             3,005        1,769        157       (12)          191            4,796            181            68
VA
  International
  Small
  Portfolio             1,881        1,251        192       (42)           88            2,986            247            35
VA
  International
  Value
  Portfolio             1,417          926        164       (26)           60            2,213            182            41
DFA Real
  Estate
  Securities
  Portfolio             1,083          699         68        --           304            2,018             48            31
                     --------     --------   --------     -----        ------         --------          -----        ------
TOTAL                $ 43,314     $ 26,470   $  3,738     $(423)       $4,203         $ 69,826          3,558        $1,044
                     ========     ========   ========     =====        ======         ========          =====        ======


                 CAPITAL GAIN
                 DISTRIBUTIONS
                 -------------
VA SHORT-TERM FIXED PORTFOLIO
The DFA
  Short
  Term
  Investment
  Fund                 --
                     ----
TOTAL                  --
                     ====
VA GLOBAL BOND PORTFOLIO
The DFA
  Short
  Term
  Investment
  Fund                 --
                     ----
TOTAL                  --
                     ====
DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO
U.S. Core
  Equity 2
  Portfolio          $392
International
  Core
  Equity
  Portfolio            --
DFA
  Selectively
  Hedged
  Global
  Fixed
  Income
  Portfolio            --
VA Global
  Bond
  Portfolio            --
U.S. Core
  Equity 1
  Portfolio            83
VA Short-
  Term
  Fixed
  Portfolio            --
DFA
  Two-Year
  Global
  Fixed
  Income
  Portfolio            --
Emerging
  Markets
  Core
  Equity
  Portfolio            --
VA U.S.
  Large
  Value
  Portfolio            59
DFA Real
  Estate
  Securities
  Portfolio            --
VA
  International
  Value
  Portfolio             5
                     ----
TOTAL                $539
                     ====
VA EQUITY ALLOCATION PORTFOLIO
U.S. Core
  Equity 1
  Portfolio          $ 75
U.S. Large
  Company
  Portfolio            61
International
  Core
  Equity
  Portfolio            --
VA U.S.
  Targeted
  Value
  Portfolio           329
Emerging
  Markets
  Core
  Equity
  Portfolio            --
VA U.S.
  Large
  Value
  Portfolio            67
VA
  International
  Small
  Portfolio            90
VA
  International
  Value
  Portfolio             4
DFA Real
  Estate
  Securities
  Portfolio            --
                     ----
TOTAL                $626
                     ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                              NET INVESTMENT
                                                INCOME AND
                                                SHORT-TERM     LONG-TERM   TAX EXEMPT
                                              CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                              -------------- ------------- ---------- -------
VA U.S. Targeted Value Portfolio
2018.........................................    $10,323        $14,148        --     $24,471
2019.........................................      8,215         15,461        --      23,676
VA U.S. Large Value Portfolio
2018.........................................      7,970         14,206        --      22,176
2019.........................................     10,763         10,592        --      21,355
VA International Value Portfolio
2018.........................................      7,102             --        --       7,102
2019.........................................      8,346            863        --       9,209
VA International Small Portfolio
2018.........................................      6,297          5,190        --      11,487
2019.........................................      4,619         10,011        --      14,630
VA Short-Term Fixed Portfolio
2018.........................................      2,602             --        --       2,602
2019.........................................      4,625             --        --       4,625
VA Global Bond Portfolio
2018.........................................      5,516            150        --       5,666
2019.........................................     16,766             --        --      16,766
VIT Inflation-Protected Securities Portfolio
2018.........................................      2,974             --        --       2,974
2019.........................................      2,654             --        --       2,654
DFA VA Global Moderate Allocation Portfolio
2018.........................................      2,394          1,029        --       3,423
2019.........................................      2,209            755        --       2,964
VA Equity Allocation Portfolio
2018.........................................        318             --        --         318
2019.........................................        773            230        --       1,003

   As of October 31, 2019, the Portfolios did not have any net investment income and short-term capital gains or long-term capital gains distributions designated for federal income tax purposes due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares.

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                               TOTAL NET
                                                   NET INVESTMENT                                            DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- ------------- -------------- -------------
VA U.S. Targeted Value Portfolio..................    $ 5,351        $7,616             --       $  6,301      $ 19,268
VA U.S. Large Value Portfolio.....................      9,273         6,059             --        101,129       116,461
VA International Value Portfolio..................     10,529            --        $(3,496)       (10,452)       (3,419)
VA International Small Portfolio..................      6,028         2,997             --           (490)        8,535
VA Short-Term Fixed Portfolio.....................      6,183            --           (232)           241         6,192
VA Global Bond Portfolio..........................     10,002            --         (3,268)        (6,216)          518
VIT Inflation-Protected Securities Portfolio......      2,202            --           (636)         2,729         4,295
DFA VA Global Moderate Allocation Portfolio.......      1,698           889             --         22,804        25,391
VA Equity Allocation Portfolio....................        582           515             --          2,937         4,034

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                         UNLIMITED TOTAL
                                                         --------- ------
      VA U.S. Targeted Value Portfolio..................      --       --
      VA U.S. Large Value Portfolio.....................      --       --
      VA International Value Portfolio..................  $3,496   $3,496
      VA International Small Portfolio..................      --       --
      VA Short-Term Fixed Portfolio.....................     232      232
      VA Global Bond Portfolio..........................   3,268    3,268
      VIT Inflation-Protected Securities Portfolio......     636      636
      DFA VA Global Moderate Allocation Portfolio.......      --       --
      VA Equity Allocation Portfolio....................      --       --

   During the year ended October 31, 2019, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                    VA Short-Term Fixed Portfolio..... $482
                    VIT Inflation-Protected
                      Securities Portfolio............  353

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                             NET
                                                                                          UNREALIZED
                                                   FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                   TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   -------- ------------ -------------- --------------
VA U.S. Targeted Value Portfolio.................. $349,829   $ 66,933      $(60,632)      $  6,301
VA U.S. Large Value Portfolio.....................  453,333    130,524       (29,395)       101,129
VA International Value Portfolio..................  346,738     26,791       (37,252)       (10,461)
VA International Small Portfolio..................  255,142     41,892       (42,388)          (496)
VA Short-Term Fixed Portfolio.....................  334,921        248           (29)           219
VA Global Bond Portfolio..........................  406,571      1,827        (2,257)          (430)
VIT Inflation-Protected Securities Portfolio......  147,475      3,011          (281)         2,730
DFA VA Global Moderate Allocation Portfolio.......  116,180     22,804            --         22,804
VA Equity Allocation Portfolio....................   66,888      3,514          (577)         2,937

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any of the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

   2. INFLATION PROTECTION RISKS: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the VIT Inflation-Protected Securities Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the principal and income of inflation-protected securities held by the Portfolio will decline and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the Portfolio's value. For example, if interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the securities' inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to the Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   3. FORWARD CURRENCY CONTRACTS: The VA Global Bond Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   4. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns.

   Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. A Portfolio entering into stock index futures is subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amounts in thousands):

                                                   FORWARD
                                                   CURRENCY
                                                  CONTRACTS*
                                                  ----------
                   VA Global Bond Portfolio......  $336,896

* Average amount of Currency Purchased/Sold in USD

   The following is a summary of the VA Global Bond Portfolio's derivative instrument holdings categorized by primary risk exposure as of October 31, 2019 (amounts in thousands):

                                         ASSET DERIVATIVES VALUE
                                      ------------------------------
                                        TOTAL VALUE       FORWARD
                                             AT          CURRENCY
                                      OCTOBER 31, 2019 CONTRACTS (1)
                                      ---------------- -------------
            VA Global Bond Portfolio.       $465           $465

                                        LIABILITY DERIVATIVES VALUE
                                        -------------------------
                                                           FORWARD
                                          TOTAL VALUE     CURRENCY
                                               AT         CONTRACTS
                                        OCTOBER 31, 2019     (2)
                                        ----------------  ---------
              VA Global Bond Portfolio.     $(6,257)       $(6,257)

(1) Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.

(2) Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2019 (amounts in thousands):

                                             REALIZED GAIN (LOSS) ON DERIVATIVES
                                             ----------------------------------
                                                         FORWARD
                                                        CURRENCY       EQUITY
                                              TOTAL   CONTRACTS (1) CONTRACTS (2)
                                             -------  ------------- -------------
VA U.S. Large Value Portfolio............... $  (186)         --        $(186)*
VA International Value Portfolio............     (25)         --          (25)*
VA Global Bond Portfolio....................  23,776     $23,776           --
DFA VA Global Moderate Allocation Portfolio.      69          --           69*
VA Equity Allocation Portfolio..............     (27)         --          (27)*

                                         CHANGE IN UNREALIZED APPRECIATION
                                         (DEPRECIATION) ON DERIVATIVES
                                         --------------------------------
                                                           FORWARD
                                                          CURRENCY
                                           TOTAL        CONTRACTS (3)
                                           --------     -------------
               VA Global Bond Portfolio. $(11,796)        $(11,796)

(1) Presented on Statements of Operations as Net Realized Gain (Loss) on:
    Forward Currency Contracts.
(2) Presented on Statements of Operations as Net Realized Gain (Loss) on:
    Futures.
(3) Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Portfolios had limited activity in futures contracts.

OFFSETTING OF DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

   In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

   For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

   The following table presents the VA Global Bond Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2019 (amounts in thousands):






                                   NET                                                   NET
                                 AMOUNTS                                               AMOUNTS
                                   OF        GROSS AMOUNTS NOT                           OF        GROSS AMOUNTS NOT
                                 ASSETS        OFFSET IN THE                         LIABILITIES     OFFSET IN THE
                                PRESENTED   STATEMENTS OF ASSETS                      PRESENTED   STATEMENTS OF ASSETS
                      GROSS      IN THE       AND LIABILITIES               GROSS      IN THE       AND LIABILITIES
                    AMOUNTS OF STATEMENTS  ----------------------        AMOUNTS OF  STATEMENTS  ----------------------
                    RECOGNIZED  OF ASSETS   FINANCIAL     CASH     NET   RECOGNIZED   OF ASSETS   FINANCIAL     CASH     NET
                      ASSETS       AND     INSTRUMENTS COLLATERAL AMOUNT LIABILITIES     AND     INSTRUMENTS COLLATERAL AMOUNT
DESCRIPTION            (A)     LIABILITIES     (B)      RECEIVED   (C)       (A)     LIABILITIES     (D)      PLEDGED    (E)
-----------         ---------- ----------- ----------- ---------- ------ ----------- ----------- ----------- ---------- ------
                                           ASSETS                                             LIABILITIES
                    ---------------------------------------------------- -----------------------------------------------------
VA GLOBAL BOND
  PORTFOLIO
JP Morgan..........      --         --           --        --        --    $2,207      $2,207          --        --     $2,207
State Street Bank
  and Trust........    $366       $366        $(193)       --      $173       193         193       $(193)       --         --
National Australia
  Bank Ltd.........      --         --           --        --        --     1,847       1,847          --        --      1,847
HSBC Bank..........      --         --           --        --        --       193         193          --        --        193
Citibank, N.A......       1          1           --        --         1        --          --          --        --         --
Bank of America
  Corp.............       3          3           (3)       --        --       792         792          (3)       --        789
Natwest Markets
  P.L.C............      95         95          (95)       --        --     1,025       1,025         (95)       --        930
                       ----       ----        -----        --      ----    ------      ------       -----        --     ------
Total..............    $465       $465        $(291)       --      $174    $6,257      $6,257       $(291)       --     $5,966
                       ====       ====        =====        ==      ====    ======      ======       =====        ==     ======

(a) No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(c) Represents the net amount due from counterparties in the event of default.
(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(e) Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                 WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                  AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                               INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                                               ------------- ------------ ------------ -------- --------------- ----------------
VA U.S. Targeted Value Portfolio..............     2.96%        $1,062         20         $2        $2,306              --
VA U.S. Large Value Portfolio.................     2.95%           906         47          4         4,259              --
VA International Value Portfolio..............     2.96%           487         16          1         1,927              --
VA International Small Portfolio..............     2.98%         1,079         20          2         6,139              --
DFA VA Global Moderate Allocation Portfolio...     2.94%           380         41          1         1,143            $383
VA Equity Allocation Portfolio................     2.92%           223         26          1         1,068              --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors/Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the year ended October 31, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                        PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                        --------- ------- --------------------
VA U.S. Targeted Value Portfolio................  $16,196  $13,089        $ (694)
VA U.S. Large Value Portfolio...................   11,993   11,342        (1,768)
VA International Value Portfolio................    6,172    5,238          (783)
VA International Small Portfolio................    3,894    4,486           502

J. SECURITIES LENDING:

   As of October 31, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which such Portfolios received cash collateral. Additionally, the following Portfolios received non-cash collateral consisting of short-and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                            NON-CASH
                                                           COLLATERAL
                                                             MARKET
                                                             VALUE
                                                           ----------
          VA U.S. Targeted Value Portfolio................  $14,175
          VA U.S. Large Value Portfolio...................    1,993
          VA International Value Portfolio................      416
          VA International Small Portfolio................    7,568

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                           REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                                        AS OF OCTOBER 31, 2019
                                         ----------------------------------------------------
                                         OVERNIGHT AND            BETWEEN
                                          CONTINUOUS   <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                         ------------- -------- ------------ -------- -------
SECURITIES LENDING TRANSACTIONS
VA U.S. TARGETED VALUE PORTFOLIO
   Common Stocks........................    $15,491       --         --         --    $15,491
VA U.S. LARGE VALUE PORTFOLIO
   Common Stocks........................      2,321       --         --         --      2,321
VA INTERNATIONAL VALUE PORTFOLIO
   Common Stocks........................     12,343       --         --         --     12,343
VA INTERNATIONAL SMALL PORTFOLIO
   Common Stocks........................     12,579       --         --         --     12,579
VA SHORT-TERM FIXED PORTFOLIO
   Bonds, U.S. Treasury Obligations.....     17,046       --         --         --     17,046
VA GLOBAL BOND PORTFOLIO
   Bonds................................        173       --         --         --        173

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                      APPROXIMATE
                                                                       PERCENTAGE
                                                         NUMBER OF   OF OUTSTANDING
                                                        SHAREHOLDERS     SHARES
                                                        ------------ --------------
VA U.S. Targeted Value Portfolio.......................      5             70%
VA U.S. Large Value Portfolio..........................      6             73%
VA International Value Portfolio.......................      5             77%
VA International Small Portfolio.......................      5             71%
VA Short-Term Fixed Portfolio..........................      5             83%
VA Global Bond Portfolio...............................      6             82%
VIT Inflation-Protected Securities Portfolio...........      4             90%
DFA VA Global Moderate Allocation Portfolio............      4             83%
VA Equity Allocation Portfolio.........................      3             96%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business. Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The VA U.S. Large Value Portfolio has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned IN RE TRIBUNE COMPANY FRAUDULENT CONVEYANCE LITIGATION, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the VA U.S. Large Value Portfolio, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee (the "Trustee") on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO.

   On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lacked standing to pursue their claims. The parties appealed the Court's dismissal order to the United States Court of Appeals for the Second Circuit (the "Second Circuit") and on March 29, 2016, the Second Circuit affirmed the dismissal, albeit on the grounds that the individual creditor plaintiffs' claims were preempted by the Bankruptcy Code's safe harbor for securities transactions. The individual creditor plaintiffs filed a petition for certiorari with the Supreme Court of the United States (the "Supreme Court"), seeking review of the Second Circuit's ruling. Thereafter, the individual creditor plaintiffs moved the Second Circuit to review its prior ruling in light of the Supreme Court's decision in MERIT MANAGEMENT GROUP, LP
v. FTI CONSULTING, INC., 138 S.Ct. 883 (2018) ("Merit Mgmt."), which addressed the scope of the Bankruptcy Code's safe harbor for securities transactions. The Second Circuit agreed to review the matter and withdrew its mandate with respect to the affirmance of the dismissal order. Consequently, the Supreme Court dismissed the individual creditor plaintiffs' petition for certiorari. The Second Circuit's review is pending.

   On January 6, 2017, the Court granted the shareholder defendants' motion to dismiss the claims against them in the Committee Action. The Trustee moved for leave from the Court to file an amended complaint to assert new constructive fraudulent transfer claims against the shareholder defendants in light of the Merit Mgmt. decision. The Court denied the motion, ruling that the proposed amendment would unduly prejudice the shareholder defendants and would be futile because the Trustee's proposed constructive fraudulent transfer claims would be barred by the

Bankruptcy Code's safe harbor for securities transactions, notwithstanding the Merit Mgmt. decision. The Trustee appealed the Court's dismissal order and order denying the Trustee's motion for leave to amend to the Second Circuit. The Second Circuit appeal is pending.

   Litigation counsel to the VA U.S. Large Value Portfolio in the Lawsuits has advised management that it does not believe that it is possible to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the VA U.S. Large Value Portfolio arising from the Lawsuits. Until the VA U.S. Large Value Portfolio can do so, no reduction of the net asset value of the VA U.S. Large Value Portfolio will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the net asset value of the VA U.S. Large Value Portfolio at this time.

   The VA U.S. Large Value Portfolio also cannot quantify the cost of the Lawsuits that could potentially be deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of the VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on the net asset value of the VA U.S. Large Value Portfolio, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be borne by the VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expenses incurred by the VA U.S. Large Value Portfolio.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT
Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings/schedules of investments, of VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio, VIT Inflation-Protected Securities Portfolio, DFA VA Global Moderate Allocation Portfolio and VA Equity Allocation Portfolio (nine of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                                           OTHER
                                                                                        PORTFOLIOS   DIRECTORSHIPS OF
                                   TERM OF                                              WITHIN THE        PUBLIC
                                  OFFICE/1/ AND                                         DFA FUND      COMPANIES HELD
NAME, ADDRESS AND                 LENGTH OF       PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/     DURING PAST 5
YEAR OF BIRTH           POSITION   SERVICE                       YEARS                  OVERSEEN           YEARS
-----------------       --------- ------------   -------------------------------------  ----------- --------------------
George M.               Director  Since 1983     Leo Melamed Professor of Finance,      128         None
Constantinides                                   University of Chicago Booth School of  portfolios
University of Chicago                            Business (since 1978).                 in 4
Booth School of                                                                         investment
Business 5807 S.                                                                        companies
Woodlawn Avenue
Chicago, IL 60637

1947

Douglas W.              Director  Since 2017     Merton H. Miller Distinguished         128         None
Diamond                                          Service Professor of Finance,          portfolios
c/o Dimensional                                  University of Chicago Booth School of  in 4
Fund Advisors LP                                 Business (since 1988). Visiting        investment
6300 Bee Cave                                    Scholar, Federal Reserve Bank of       companies
Road, Building One                               Richmond (since 1990). Formerly,
Austin, TX 78746                                 Fischer Black Visiting Professor of
                                                 Financial Economics, Alfred P. Sloan
1953                                             School of Management, Massachusetts
                                                 Institute of Technology (2015 to
                                                 2016).

Darrell Duffie c/o      Director  Since March    Dean Witter Distinguished Professor    128         Formerly, Director,
Dimensional Fund                  2019           of Finance, Graduate School of         portfolios  Moody's Corporation
Advisors LP 6300 Bee                             Business, Stanford University (since   in 4        (financial
Cave Road, Building                              1984).                                 investment  information and
One Austin, TX 78746                                                                    companies   information
                                                                                                    technology) (2008-
1954                                                                                                April 2018).

Roger G. Ibbotson Yale  Director  Since 1981     Professor in Practice Emeritus of      128         None
School of Management                             Finance, Yale School of Management     portfolios
P.O. Box 208200 New                              (since 1984). Chairman and Partner,    in 4
Haven, CT 06520-8200                             Zebra Capital Management, LLC (hedge   investment
                                                 fund and asset manager) (since 2001).  companies
1943                                             Formerly, Consultant to Morningstar,
                                                 Inc. (2006 - 2016).

Edward P. Lazear        Director  Since 2010     Distinguished Visiting Fellow, Becker  128         None
Stanford University                              Friedman Institute for Research in     portfolios
Graduate School of                               Economics, University of Chicago       in 4
Business                                         (since 2015). Morris Arnold Cox        investment
Knight Management                                Senior Fellow, Hoover Institution      companies
Center, E346 Stanford,                           (since 2002). Davies Family Professor
CA 94305                                         of Economics, Graduate School of
                                                 Business, Stanford University (since
1948                                             1995). Cornerstone Research (expert
                                                 testimony and economic and financial
                                                 analysis) (since 2009).

Myron S. Scholes c/o    Director  Since 1981     Chief Investment Strategist, Janus     128         Formerly, Adviser,
Dimensional Fund                                 Henderson Investors (since 2014).      portfolios  Kuapay, Inc. (2013-
Advisors LP 6300 Bee                             Frank E. Buck Professor of Finance,    in 4        2014). Formerly,
Cave Road, Building                              Emeritus, Graduate School of           investment  Director,
One Austin, TX 78746                             Business, Stanford University (since   companies   American Century
                                                 1981).                                             Fund Complex
1941                                                                                                (registered
                                                                                                    investment
                                                                                                    companies) (43
                                                                                                    Portfolios) (1980-
                                                                                                    2014).

                                                                                                      OTHER
                                                                                     PORTFOLIOS  DIRECTORSHIPS OF
                              TERM OF                                                WITHIN THE      PUBLIC
                             OFFICE/1/ AND                                           DFA FUND    COMPANIES HELD
NAME, ADDRESS AND            LENGTH OF                                               COMPLEX/2/   DURING PAST 5
YEAR OF BIRTH      POSITION   SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS OVERSEEN         YEARS
-----------------  --------- -----------    ---------------------------------------- ----------- -----------------
 Abbie J. Smith    Director    Since         Boris and Irene Stern Distinguished     128         Director (since
 University of                 2000          Service Professor of Accounting,        portfolios  2000) and
 Chicago Booth                               University of Chicago Booth School of   in 4        formerly, Lead
 School of                                   Business (since 1980).                  investment  Director
 Business 5807                                                                       companies   (2014-2017),
 S. Woodlawn                                                                                     HNI
 Avenue                                                                                          Corporation
 Chicago, IL                                                                                     (office
 60637                                                                                           furniture);
 1953                                                                                            Director,
                                                                                                 Ryder System
                                                                                                 Inc.
                                                                                                 (transportation,
                                                                                                 logistics and
                                                                                                 supply-chain
                                                                                                 management)
                                                                                                 (since 2003);
                                                                                                 and Trustee,
                                                                                                 UBS Funds (3
                                                                                                 investment
                                                                                                 companies
                                                                                                 within the fund
                                                                                                 complex) (19
                                                                                                 portfolios)
                                                                                                 (since 2009).

 Ingrid M.         Director    Since         Martin and Andrew Murrer Professor of   128         Director,
 Werner c/o                    March         Finance, Fisher College of Business,    portfolios  Fourth
 Dimensional                   2019          The Ohio State University (since        in 4        Swedish AP
 Fund Advisors                               1998). Adjunct Member, the Prize        investment  Fund (pension
 LP 6300 Bee                                 Committee for the Swedish Riksbank      companies   fund asset
 Cave Road,                                  Prize in Economic Sciences in Memory                management)
 Building One                                of Alfred Nobel (annual award for                   (since 2017).
 Austin, TX                                  significant scientific research
 78746                                       contribution) (since January 2018).
 1961                                        President, Western Finance
                                             Association (global association of
                                             academic researchers and
                                             practitioners in finance) (since June
                                             2018). Director, American Finance
                                             Association (global association of
                                             academic researchers and
                                             practitioners in finance) (since
                                             January 2019). Member, Economic
                                             Advisory Committee, FINRA (since
                                             2017). Chairman, Scientific Advisory
                                             Board, Swedish House of Finance
                                             (institute supporting academic
                                             research in finance) (since 2014).
                                             Member, Scientific Board, Danish
                                             Finance Institute (institute
                                             supporting academic research in
                                             finance) (since 2017). Member,
                                             Academic Board, Mistra Financial
                                             Systems (organization funding
                                             academic research on environment,
                                             governance and climate/sustainability
                                             in finance) (since 2016). Fellow,
                                             Center for Analytical Finance
                                             (academic research) (since 2015).
                                             Associate Editor, Journal of Finance
                                             (since 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                             PORTFOLIOS
                          TERM OF                                                            WITHIN THE  OTHER DIRECTORSHIPS
NAME, ADDRESS            OFFICE/1/ AND                                                       DFA FUND    OF PUBLIC COMPANIES
AND YEAR OF              LENGTH OF                                                           COMPLEX/2/  HELD DURING PAST 5
BIRTH          POSITION   SERVICE            PRINCIPAL OCCUPATION DURING PAST 5 YEARS        OVERSEEN          YEARS
-------------  --------- -----------    ---------------------------------------------------  ----------- -------------------
 David G.      Chairman    Since        Chairman, Director/Trustee, and formerly, President  128                None
 Booth 6300    and         1981         and Co-Chief Executive Officer (each until March     portfolios
 Bee Cave      Director                 2017) of Dimensional Emerging Markets Value Fund     in 4
 Road,                                  ("DEM"), DFAIDG, Dimensional Investment Group Inc.   investment
 Building                               ("DIG") and The DFA Investment Trust Company         companies
 One                                    ("DFAITC"). Executive Chairman, and formerly,
 Austin, TX                             President and Co-Chief Executive Officer (each
 78746                                  until February 2017) of Dimensional Holdings Inc.,
 1946                                   Dimensional Fund Advisors LP, Dimensional
                                        Investment LLC and DFA Securities LLC (collectively
                                        with DEM, DFAIDG, DIG and DFAITC, the "DFA
                                        Entities"). Formerly, Chairman and Director
                                        (2009-2018) and Co-Chief Executive Officer (2010 -
                                        June 2017) of Dimensional Fund Advisors Canada ULC.
                                        Trustee, University of Chicago (since 2002).
                                        Trustee, University of Kansas Endowment Association
                                        (since 2005). Formerly, Director of Dimensional
                                        Fund Advisors Ltd. (2002 - July 2017), DFA
                                        Australia Limited (1994 - July 2017), Dimensional
                                        Advisors Ltd. (2012 - July 2017), Dimensional Funds
                                        plc (2006 - July 2017) and Dimensional Funds II plc
                                        (2006 - July 2017). Formerly, Director and
                                        President of Dimensional Japan Ltd. (2012 - April
                                        2017). Formerly, President, Dimensional SmartNest
                                        (US) LLC (2009-2014); and Limited Partner, VSC
                                        Investors, LLC (2007-2015). Formerly, Chairman,
                                        Director, President and Co-Chief Executive Officer
                                        of Dimensional Cayman Commodity Fund I Ltd.
                                        (2010-September 2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                             TERM OF OFFICE/1/
NAME AND YEAR OF              AND LENGTH OF
BIRTH             POSITION       SERVICE           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  ---------- ----------------   -----------------------------------------------
  Valerie A.      Vice         Since 2001       Vice President and Assistant Secretary of
  Brown           President                         .  all the DFA Entities (since 2001)
  1967            and                               .  DFA Australia Limited (since 2002)
                  Assistant                         .  Dimensional Fund Advisors Ltd. (since
                  Secretary                            2002)
                                                    .  Dimensional Cayman Commodity Fund I Ltd.
                                                       (since 2010)
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                       (since 2012)
                                                    .  Dimensional Hong Kong Limited (since
                                                       2012)
                                                Director, Vice President and Assistant
                                                Secretary (since 2003) of
                                                    .  Dimensional Fund Advisors Canada ULC

  Ryan P.         Vice         Since            Vice President and Assistant Secretary of
  Buechner        President    September            .  DFAIDG, DIG, DFAITC and DEM (since
  1982            and          2019                    September 2019)
                  Assistant                     Vice President (since January 2018) of
                  Secretary                         .  Dimensional Holdings Inc.
                                                    .  Dimensional Fund Advisors LP
                                                    .  Dimensional Investment LLC
                                                    .  DFA Securities LLC

  David P.        Co-Chief     Since 2017       Co-Chief Executive Officer (since 2017) of
  Butler          Executive                         .  all the DFA entities
  1964            Officer                       Director (since 2017) of
                                                    .  Dimensional Holdings Inc.
                                                    .  Dimensional Fund Advisors Canada ULC
                                                    .  Dimensional Japan Ltd.
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Ltd.
                                                    .  DFA Australia Limited
                                                Director and Co-Chief Executive Officer (since
                                                2017) of
                                                    .  Dimensional Cayman Commodity Fund I Ltd.
                                                Head of Global Financial Advisor Services
                                                (since 2007) for
                                                    .  Dimensional Fund Advisors LP
                                                Formerly, Vice President (2007 - 2017) of
                                                    .  all the DFA Entities

  Stephen A.      Executive    Since 2017       Executive Vice President (since 2017) of
  Clark           Vice                              .  all the DFA entities
  1972            President                     Director and Vice President (since 2016) of
                                                    .  Dimensional Japan Ltd.
                                                President and Director (since 2016) of
                                                    .  Dimensional Fund Advisors Canada ULC
                                                Vice President (since 2008) and Director (since
                                                2016) of
                                                    .  DFA Australia Limited
                                                Director (since 2016) of
                                                    .  Dimensional Advisors Ltd.
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                    .  Dimensional Hong Kong Limited
                                                Vice President (since 2016) of
                                                    .  Dimensional Fund Advisors Pte. Ltd.
                                                Formerly, Vice President (2004 - 2017) of
                                                    .  all the DFA Entities
                                                Formerly, Vice President (2010 - 2016) of
                                                    .  Dimensional Fund Advisors Canada ULC
                                                Formerly, Head of Institutional, North America
                                                (2012-2013) and Head of Global Institutional
                                                Services (2014-2018) for
                                                    .  Dimensional Fund Advisors LP

                                                         TERM OF OFFICE/1/
NAME AND YEAR OF                                          AND LENGTH OF
BIRTH                           POSITION                     SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------------------------- ----------------   ----------------------------------------
Christopher S.    Vice President and Global Chief          Since 2004        Vice President and Global Chief
Crossan           Compliance Officer                                         Compliance Officer (since 2004) of
1965                                                                            .  all the DFA Entities
                                                                                .  DFA Australia Limited
                                                                                .  Dimensional Fund Advisors Ltd.
                                                                             Chief Compliance Officer (since 2006)
                                                                             and Chief Privacy Officer (since
                                                                             2015) of
                                                                                .  Dimensional Fund Advisors
                                                                                   Canada ULC
                                                                             Chief Compliance Officer of
                                                                                .  Dimensional Fund Advisors Pte.
                                                                                   Ltd. (since 2012)
                                                                                .  Dimensional Japan Ltd. (since
                                                                                   2017)
                                                                             Formerly, Vice President and Global
                                                                             Chief Compliance Officer (2010 -
                                                                             2014) for
                                                                                .  Dimensional SmartNest (US) LLC

Gregory K.        Vice President, Chief Financial          Vice              Vice President, Chief Financial
Hinkle            Officer, and Treasurer                   President         Officer, and Treasurer (since 2016) of
1958                                                       since 2015           .  all the DFA Entities
                                                           and Chief            .  Dimensional Advisors Ltd.
                                                           Financial            .  Dimensional Fund Advisors Ltd.
                                                           Officer and          .  Dimensional Hong Kong Limited
                                                           Treasurer            .  Dimensional Cayman Commodity
                                                           since 2016              Fund I Ltd.
                                                                                .  Dimensional Fund Advisors
                                                                                   Canada ULC
                                                                                .  Dimensional Fund Advisors Pte.
                                                                                   Ltd.
                                                                                .  DFA Australia Limited
                                                                             Director (since 2016) for
                                                                                .  Dimensional Funds plc
                                                                                .  Dimensional Funds II plc
                                                                             Formerly, interim Chief Financial
                                                                             Officer and interim Treasurer (2016)
                                                                             of
                                                                                .  all the DFA Entities
                                                                                .  Dimensional Fund Advisors LP
                                                                                .  Dimensional Fund Advisors Ltd.
                                                                                .  DFA Australia Limited
                                                                                .  Dimensional Advisors Ltd.
                                                                                .  Dimensional Fund Advisors Pte.
                                                                                   Ltd.
                                                                                .  Dimensional Hong Kong Limited
                                                                                .  Dimensional Cayman Commodity
                                                                                   Fund I Ltd.
                                                                                .  Dimensional Fund Advisors
                                                                                   Canada ULC
                                                                             Formerly, Controller (2015 - 2016) of
                                                                                .  all the DFA Entities
                                                                                .  Dimensional Fund Advisors LP
                                                                             Formerly, Vice President (2008 -
                                                                             2015) of
                                                                                .  T. Rowe Price Group, Inc.
                                                                             Formerly, Director of Investment
                                                                             Treasury and Treasurer (2008 - 2015)
                                                                             of
                                                                                .  the T. Rowe Price Funds

Jeff J. Jeon      Vice President                           Since 2004        Vice President (since 2004) and
1973                                                                         Assistant Secretary (2017-2019) of
                                                                                .  all the DFA Entities
                                                                             Vice President and Assistant
                                                                             Secretary (since 2010) of
                                                                                .  Dimensional Cayman Commodity
                                                                                   Fund I Ltd.

Joy Lopez         Vice President and Assistant Treasurer   Vice              Vice President (since 2015) of
1971                                                       President            .  all the DFA Entities
                                                           since 2015        Assistant Treasurer (since 2017) of
                                                           and                  .  the DFA Fund Complex
                                                           Assistant         Formerly, Senior Tax Manager (2013 -
                                                           Treasurer         2015) for
                                                           since 2017           .  Dimensional Fund Advisors LP

Kenneth M.        Vice President                           Since 2010        Vice President (since 2010) of
Manell                                                                          .  all the DFA Entities
1972                                                                            .  Dimensional Cayman Commodity
                                                                                   Fund I Ltd.

Catherine L.      President and General Counsel            President         President (since 2017) of
Newell                                                     since                .  the DFA Fund Complex
1964                                                       2017 and          General Counsel (since 2001) of
                                                           General              .  All the DFA Entities
                                                           Counsel           Executive Vice President (since 2017)
                                                           since 2001        and Secretary (since 2000) of

                               TERM OF OFFICE/1/
NAME AND YEAR OF                AND LENGTH OF
BIRTH              POSITION        SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  ------------ ----------------   ----------------------------------------
                                                      .  Dimensional Fund Advisors LP
                                                      .  Dimensional Holdings Inc.
                                                      .  DFA Securities LLC
                                                      .  Dimensional Investment LLC
                                                   Director (since 2002), Vice President
                                                   (since 1997) and Secretary (since
                                                   2002) of
                                                      .  DFA Australia Limited
                                                      .  Dimensional Fund Advisors Ltd.
                                                   Vice President and Secretary of
                                                      .  Dimensional Fund Advisors
                                                         Canada ULC (since 2003)
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd. (since 2010)
                                                      .  Dimensional Japan Ltd. (since
                                                         2012)
                                                      .  Dimensional Advisors Ltd
                                                         (since 2012)
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd. (since 2012)
                                                   Director of
                                                      .  Dimensional Funds plc (since
                                                         2002)
                                                      .  Dimensional Funds II plc
                                                         (since 2006)
                                                      .  Director of Dimensional Japan
                                                         Ltd. (since 2012)
                                                      .  Dimensional Advisors Ltd.
                                                         (since 2012)
                                                      .  Dimensional Fund Advisors Pte.
                                                         Ltd. (since 2012)
                                                      .  Dimensional Hong Kong Limited
                                                         (since 2012)
                                                   Formerly, Vice President and
                                                   Secretary (2010 - 2014) of
                                                      .  Dimensional SmartNest (US) LLC
                                                   Formerly, Vice President (1997 -
                                                   2017) and Secretary (2000 - 2017) of
                                                      .  the DFA Fund Complex
                                                   Formerly, Vice President of
                                                      .  Dimensional Fund Advisors LP
                                                         (1997 - 2017)
                                                      .  Dimensional Holdings Inc.
                                                         (2006 - 2017)
                                                      .  DFA Securities LLC (1997 -
                                                         2017)
                                                      .  Dimensional Investment LLC
                                                         (2009 - 2017)
  Selwyn          Vice          Since 2013         Vice President and Deputy Chief
  Notelovitz      President                        Compliance Officer of
  1961            and Deputy                          .  the DFA Fund Complex (since
                  Chief                                  2013)
                  Compliance                          .  Dimensional Fund Advisors LP
                  Officer                                (since 2012)
  Carolyn L.O     Vice          Vice               Vice President (since 2010) and
  1974            President     President          Secretary (since 2017) of
                  and           since 2010            .  the DFA Fund Complex
                  Secretary     and                Vice President (since 2010) and
                                Secretary          Assistant Secretary (since 2016) of
                                since 2017            .  Dimensional Fund Advisors LP
                                                      .  Dimensional Holdings Inc.
                                                      .  Dimensional Investment LLC
                                                   Vice President of
                                                      .  DFA Securities LLC (since 2010)
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd. (since 2010)
                                                      .  Dimensional Fund Advisors
                                                         Canada ULC (since 2016)
  Gerard K.       Co-Chief      Co-Chief           Co-Chief Executive Officer and Chief
  O'Reilly        Executive     Executive          Investment Officer (since 2017) of
  1976            Officer and   Officer and           .  all the DFA Entities
                  Chief         Chief                 .  Dimensional Fund Advisors
                  Investment    Investment               Canada ULC
                  Officer       Officer since      Director, Chief Investment Officer
                                2017               and Vice President (since 2017) of
                                                      .  DFA Australia Limited
                                                   Chief Investment Officer (since 2017)
                                                   and Vice President (since 2016) of
                                                      .  Dimensional Japan Ltd.
                                                   Director, Co-Chief Executive Officer
                                                   and Chief Investment Officer (since
                                                   2017) of
                                                      .  Dimensional Cayman Commodity
                                                         Fund I Ltd.
                                                   Director of
                                                      .  Dimensional Funds plc (since
                                                         2014)
                                                      .  Dimensional Fund II plc (since
                                                         2014)
                                                      .  Dimensional Holdings Inc.
                                                         (since 2017)
                                                   Formerly, Co-Chief Investment Officer
                                                   of
                                                      .  Dimensional Japan Ltd. (2016 -
                                                         2017)

                            TERM OF OFFICE/1/
NAME AND YEAR OF             AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
     BIRTH        POSITION      SERVICE                        YEARS
----------------  --------  ----------------   -------------------------------------
                                                   .  DFA Australia Limited (2014 -
                                                      2017)
                                               Formerly, Executive Vice President
                                               (2017) and Co-Chief Investment
                                               Officer (2014 - 2017) of
                                                   .  all the DFA Entities
                                               Formerly, Vice President (2007 -
                                               2017) of
                                                   .  all the DFA Entities
                                               Formerly, Vice President and Co-Chief
                                               Investment Officer (2014 - 2017) of
                                                   .  Dimensional Fund Advisors
                                                      Canada ULC
                                               Formerly, Director (2017 - 2018) of
                                                   .  Dimensional Fund Advisors Pte.
                                                      Ltd.

1 Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                     QUALIFYING
                                                                                                         FOR
                            NET                                                                       CORPORATE
                        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
  VA U.S.
    Targeted
    Value
    Portfolio.........       15%          20%           65%         --         --          100%          50%          54%
  VA U.S.
    Large
    Value
    Portfolio.........       50%          --            50%         --         --          100%          75%          80%
  VA
    International
    Value
    Portfolio.........       91%          --             9%         --         --          100%          --           68%
  VA
    International
    Small
    Portfolio.........       28%           4%           68%         --         --          100%          --           62%
  VA Short-
    Term
    Fixed
    Portfolio.........      100%          --            --          --         --          100%          --           --
  VA Global
    Bond
    Portfolio.........      100%          --            --          --         --          100%          --           --
  VIT
    Inflation-
    Protected
    Securities
    Portfolio.........      100%          --            --          --         --          100%          --           --
  DFA VA
    Global
    Moderate
    Allocation
    Portfolio.........       88%          --            12%         --         --          100%          11%          19%
  VA Equity
    Allocation
    Portfolio.........       77%          --            23%         --         --          100%          19%          34%

                                                                     QUALIFYING
                                                                       SHORT-
                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT          GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------  ------------ ---------- ---------- ---------- ----------
  VA U.S.
    Targeted
    Value
    Portfolio.........      --          --         --         --         --
  VA U.S.
    Large
    Value
    Portfolio.........      --          --         --         --         --
  VA
    International
    Value
    Portfolio.........      --          10%       100%        --         --
  VA
    International
    Small
    Portfolio.........      --          11%       100%        --         --
  VA Short-
    Term
    Fixed
    Portfolio.........      13%         --         --         56%        --
  VA Global
    Bond
    Portfolio.........       1%         --         --          4%        --
  VIT
    Inflation-
    Protected
    Securities
    Portfolio.........      23%         --         --         24%        --
  DFA VA
    Global
    Moderate
    Allocation
    Portfolio.........      --           2%        18%        --         --
  VA Equity
    Allocation
    Portfolio.........      --           5%        37%        --         --

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

  LOGO                                                         DFA103119-004A
                                                                     00237495

                                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

U.S. LARGE CAP GROWTH PORTFOLIO

U.S. SMALL CAP GROWTH PORTFOLIO

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

/s/ David P. Butler                   /s/ Gerard K. O'Reilly
------------------------------------  -----------------------------------
DAVID P. BUTLER                       GERARD K. O'REILLY
Co-Chief Executive Officer            Co-Chief Executive Officer and
                                      Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.......................   1
   Performance Charts............................................   2
   Management's Discussion and Analysis..........................   4
   Disclosure of Fund Expenses...................................   8
   Disclosure of Portfolio Holdings..............................  10
   Summary Schedules of Portfolio Holdings
       U.S. Large Cap Growth Portfolio...........................  11
       U.S. Small Cap Growth Portfolio...........................  14
       International Large Cap Growth Portfolio..................  17
       International Small Cap Growth Portfolio..................  21
   Statements of Assets and Liabilities..........................  25
   Statements of Operations......................................  26
   Statements of Changes in Net Assets...........................  27
   Financial Highlights..........................................  28
   Notes to Financial Statements.................................  30
   Report of Independent Registered Public Accounting Firm.......  43
FUND MANAGEMENT..................................................  44
   Board of Directors or Trustees Table..........................  45
VOTING PROXIES ON FUND PORTFOLIO SECURITIES......................  52
NOTICE TO SHAREHOLDERS...........................................  53

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES


SUMMARY SCHEDULES OF PORTFOLIO HOLDINGS
---------------------------------------

Investment Abbreviations
   P.L.C.                           Public Limited Company
   ADR                              American Depositary Receipt
   SA                               Special Assessment

INVESTMENT FOOTNOTES
   +                                See Note B to Financial Statements.
   ++                               Calculated as a percentage of total
                                    net assets. Percentages shown
                                    parenthetically next to the category
                                    headings have been calculated as a
                                    percentage of total investments.
                                    "Other Securities" are those
                                    securities that are not among the top
                                    50 holdings in unaffiliated issuers
                                    of the Fund or do not represent more
                                    than 1.0% of the net assets of the
                                    Fund. Some of the individual
                                    securities within this category may
                                    include Total or Partial Securities
                                    on Loan and/or Non-Income Producing
                                    Securities.

   *                                Non-Income Producing Securities.

   #                                Total or Partial Securities on Loan.

   @                                Security purchased with cash proceeds
                                    from Securities on Loan.
   (S)                              Affiliated Fund.

   (double right angle quote)       Securities that have generally been
                                    fair value factored. See Note B to
                                    Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)                              Computed using average shares
                                    outstanding.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --                               Amounts designated as -- are either
                                    zero or rounded to zero.

   SEC                              Securities and Exchange Commission
   (a)                              Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
U.S. LARGE CAP GROWTH PORTFOLIO VS.
RUSSELL 1000(R) GROWTH INDEX
DECEMBER 20, 2012-OCTOBER 31, 2019

                                    [CHART]

                U.S. Large Cap Growth          Russell 1000/R/
                     Portfolio                  Growth Index
             ---------------------------      ----------------
12/20/2012           $10,000                      $10,000
12/31/2012             9,980                        9,901
 1/31/2013            10,470                       10,326
 2/28/2013            10,590                       10,454
 3/31/2013            10,979                       10,846
 4/30/2013            11,150                       11,076
 5/31/2013            11,440                       11,282
 6/30/2013            11,269                       11,070
 7/31/2013            11,892                       11,657
 8/31/2013            11,611                       11,457
 9/30/2013            12,104                       11,968
10/31/2013            12,658                       12,497
11/30/2013            13,072                       12,850
12/31/2013            13,366                       13,217
 1/31/2014            12,769                       12,840
 2/28/2014            13,437                       13,501
 3/31/2014            13,470                       13,365
 4/30/2014            13,531                       13,365
 5/31/2014            13,877                       13,782
 6/30/2014            14,106                       14,050
 7/31/2014            13,851                       13,835
 8/31/2014            14,483                       14,469
 9/30/2014            14,237                       14,259
10/31/2014            14,646                       14,635
11/30/2014            15,199                       15,099
12/31/2014            15,025                       14,941
 1/31/2015            14,684                       14,713
 2/28/2015            15,552                       15,693
 3/31/2015            15,373                       15,515
 4/30/2015            15,425                       15,592
 5/31/2015            15,539                       15,812
 6/30/2015            15,216                       15,533
 7/31/2015            15,581                       16,060
 8/31/2015            14,706                       15,085
 9/30/2015            14,333                       14,712
10/31/2015            15,494                       15,978
11/30/2015            15,494                       16,023
12/31/2015            15,271                       15,788
 1/31/2016            14,563                       14,907
 2/29/2016            14,721                       14,900
 3/31/2016            15,723                       15,905
 4/30/2016            15,554                       15,760
 5/31/2016            15,798                       16,066
 6/30/2016            15,831                       16,003
 7/31/2016            16,481                       16,758
 8/31/2016            16,417                       16,675
 9/30/2016            16,376                       16,736
10/31/2016            15,959                       16,343
11/30/2016            16,537                       16,699
12/31/2016            16,737                       16,905
 1/31/2017            17,124                       17,475
 2/28/2017            17,801                       18,201
 3/31/2017            17,927                       18,411
 4/30/2017            18,110                       18,832
 5/31/2017            18,423                       19,322
 6/30/2017            18,450                       19,271
 7/31/2017            18,710                       19,784
 8/31/2017            18,862                       20,146
 9/30/2017            19,321                       20,408
10/31/2017            19,843                       21,199
11/30/2017            20,704                       21,843
12/31/2017            21,010                       22,013
 1/31/2018            22,391                       23,572
 2/28/2018            21,744                       22,954
 3/31/2018            21,221                       22,324
 4/30/2018            21,166                       22,402
 5/31/2018            21,727                       23,384
 6/30/2018            21,890                       23,610
 7/31/2018            22,763                       24,303
 8/31/2018            23,702                       25,631
 9/30/2018            23,915                       25,775
10/31/2018            21,971                       23,470
11/30/2018            22,560                       23,719
12/31/2018            20,591                       21,680
 1/31/2019            22,137                       23,628
 2/28/2019            22,996                       24,474
 3/31/2019            23,583                       25,170
 4/30/2019            24,469                       26,308
 5/31/2019            22,882                       24,646       Past performance is not predictive of
 6/30/2019            24,573                       26,338       future performance.
 7/31/2019            24,942                       26,933
 8/31/2019            24,908                       26,727       The returns shown do not reflect the
 9/30/2019            25,145                       26,730       deduction of taxes that a shareholder
10/31/2019            25,678                       27,484       would pay on fund distributions or the
                                                                redemption of fund shares.
AVERAGE ANNUAL                                  SINCE
TOTAL RETURN        ONE YEAR    FIVE YEARS    INCEPTION         Russell data copyright (C) Russell
------------------  --------    ----------    ---------         Investment Group 1995-2019, all rights
                     16.87%       11.88%       14.73%           reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. SMALL CAP GROWTH PORTFOLIO VS.
RUSSELL 2000(R) GROWTH INDEX
DECEMBER 20, 2012-OCTOBER 31, 2019

                                  [CHART]

             U.S. Small Cap Growth       Russell 2000/R/ Growth
                   Portfolio                     Index
             ---------------------       ----------------------
 12/20/2012        $10,000                     $10,000
 12/31/2012         10,060                       9,977
  1/31/2013         10,630                      10,634
  2/28/2013         10,690                      10,747
  3/31/2013         11,225                      11,295
  4/30/2013         11,085                      11,221
  5/31/2013         11,705                      11,790
  6/30/2013         11,718                      11,717
  7/31/2013         12,529                      12,603
  8/31/2013         12,249                      12,357
  9/30/2013         13,036                      13,217
 10/31/2013         13,517                      13,458
 11/30/2013         14,099                      14,011
 12/31/2013         14,358                      14,297
  1/31/2014         13,679                      14,050
  2/28/2014         14,237                      14,730
  3/31/2014         14,274                      14,367
  4/30/2014         13,848                      13,629
  5/31/2014         13,869                      13,760
  6/30/2014         14,591                      14,614
  7/31/2014         13,758                      13,729
  8/31/2014         14,347                      14,495
  9/30/2014         13,746                      13,719
 10/31/2014         14,550                      14,570
 11/30/2014         14,733                      14,664
 12/31/2014         14,966                      15,098
  1/31/2015         14,515                      14,754
  2/28/2015         15,561                      15,816
  3/31/2015         15,840                      16,099
  4/30/2015         15,419                      15,626
  5/31/2015         15,768                      16,200
  6/30/2015         15,968                      16,418
  7/31/2015         15,926                      16,485
  8/31/2015         14,970                      15,236
  9/30/2015         14,333                      14,273
 10/31/2015         15,178                      15,083
 11/30/2015         15,497                      15,636
 12/31/2015         14,726                      14,890
  1/31/2016         13,779                      13,277
  2/29/2016         13,883                      13,183
  3/31/2016         14,928                      14,193
  4/30/2016         14,959                      14,334
  5/31/2016         15,240                      14,720
  6/30/2016         15,136                      14,653
  7/31/2016         15,919                      15,611
  8/31/2016         16,013                      15,777
  9/30/2016         15,997                      16,004
 10/31/2016         15,348                      15,009
 11/30/2016         16,845                      16,352
 12/31/2016         17,249                      16,575
  1/31/2017         17,323                      16,844
  2/28/2017         17,544                      17,257
  3/31/2017         17,674                      17,462
  4/30/2017         18,086                      17,783
  5/31/2017         17,790                      17,622
  6/30/2017         18,175                      18,228
  7/31/2017         18,334                      18,383
  8/31/2017         17,963                      18,362
  9/30/2017         19,033                      19,362
 10/31/2017         19,362                      19,662
 11/30/2017         19,967                      20,226
 12/31/2017         20,044                      20,249
  1/31/2018         20,602                      21,039
  2/28/2018         19,647                      20,440
  3/31/2018         19,769                      20,715
  4/30/2018         19,716                      20,735
  5/31/2018         20,630                      22,041
  6/30/2018         20,940                      22,213
  7/31/2018         21,489                      22,595
  8/31/2018         22,438                      24,002
  9/30/2018         22,003                      23,440
 10/31/2018         19,639                      20,474
 11/30/2018         19,952                      20,794
 12/31/2018         17,571                      18,364
  1/31/2019         19,345                      20,485
  2/28/2019         20,487                      21,808
  3/31/2019         20,072                      21,513
  4/30/2019         20,978                      22,168
  5/31/2019         19,235                      20,523           Past performance is not predictive of
  6/30/2019         20,828                      22,104           future performance.
  7/31/2019         21,032                      22,320
  8/31/2019         20,147                      21,357           The returns shown do not reflect the
  9/30/2019         20,567                      21,182           deduction of taxes that a shareholder
 10/31/2019         21,022                      21,785           would pay on fund distributions or the
                                                                 redemption of fund shares.
AVERAGE ANNUAL                                   SINCE
TOTAL RETURN        ONE YEAR     FIVE YEARS    INCEPTION         Russell data copyright (C) Russell
------------------  --------     ----------    ---------         Investment Group 1995-2019, all rights
                     7.04%         7.64%        11.43%           reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO VS.
MSCI WORLD EX USA GROWTH INDEX (NET DIVIDENDS)
DECEMBER 20, 2012-OCTOBER 31, 2019

                                    [CHART]

              International Large Cap      MSCI World ex USA Growth
                 Growth Portfolio            Index (net dividends)
              -----------------------      ------------------------
 12/20/2012           $10,000                      $10,000
 12/31/2012            10,030                        9,932
  1/31/2013            10,370                       10,366
  2/28/2013            10,300                       10,401
  3/31/2013            10,455                       10,553
  4/30/2013            10,846                       10,926
  5/31/2013            10,726                       10,714
  6/30/2013            10,440                       10,347
  7/31/2013            11,017                       10,831
  8/31/2013            10,835                       10,683
  9/30/2013            11,642                       11,392
 10/31/2013            11,998                       11,691
 11/30/2013            12,099                       11,773
 12/31/2013            12,336                       11,971
  1/31/2014            11,784                       11,452
  2/28/2014            12,479                       12,073
  3/31/2014            12,449                       12,018
  4/30/2014            12,593                       12,127
  5/31/2014            12,777                       12,355
  6/30/2014            12,955                       12,498
  7/31/2014            12,614                       12,230
  8/31/2014            12,707                       12,298
  9/30/2014            12,173                       11,843
 10/31/2014            12,142                       11,727
 11/30/2014            12,267                       11,959
 12/31/2014            11,797                       11,581
  1/31/2015            11,881                       11,635
  2/28/2015            12,460                       12,309
  3/31/2015            12,295                       12,163
  4/30/2015            12,727                       12,639
  5/31/2015            12,706                       12,593
  6/30/2015            12,315                       12,264
  7/31/2015            12,571                       12,532
  8/31/2015            11,697                       11,623
  9/30/2015            11,300                       11,147
 10/31/2015            11,985                       12,000
 11/30/2015            11,996                       11,908
 12/31/2015            11,796                       11,772
  1/31/2016            11,334                       11,056
  2/29/2016            11,076                       10,906
  3/31/2016            11,765                       11,613
  4/30/2016            11,884                       11,845
  5/31/2016            11,916                       11,799
  6/30/2016            11,782                       11,620
  7/31/2016            12,219                       12,183
  8/31/2016            12,109                       12,019
  9/30/2016            12,285                       12,197
 10/31/2016            11,814                       11,691
 11/30/2016            11,507                       11,323
 12/31/2016            11,727                       11,552
  1/31/2017            12,112                       11,935
  2/28/2017            12,321                       12,158
  3/31/2017            12,767                       12,480
  4/30/2017            13,142                       12,817
  5/31/2017            13,728                       13,417
  6/30/2017            13,702                       13,351
  7/31/2017            13,925                       13,680
  8/31/2017            14,059                       13,757
  9/30/2017            14,357                       14,032
 10/31/2017            14,559                       14,310
 11/30/2017            14,693                       14,469
 12/31/2017            14,825                       14,742
  1/31/2018            15,477                       15,377
  2/28/2018            14,758                       14,693
  3/31/2018            14,743                       14,512
  4/30/2018            14,879                       14,744
  5/31/2018            14,890                       14,743
  6/30/2018            14,710                       14,587
  7/31/2018            15,052                       14,899
  8/31/2018            14,915                       14,837
  9/30/2018            14,902                       14,800
 10/31/2018            13,551                       13,450
 11/30/2018            13,631                       13,491
 12/31/2018            12,911                       12,805
  1/31/2019            13,876                       13,697
  2/28/2019            14,256                       14,159
  3/31/2019            14,433                       14,393
  4/30/2019            14,895                       14,853
  5/31/2019            14,248                       14,299
  6/30/2019            15,132                       15,223           Past performance is not predictive of
  7/31/2019            14,957                       15,168           future performance.
  8/31/2019            14,829                       15,000
  9/30/2019            15,046                       15,154           The returns shown do not reflect the
 10/31/2019            15,585                       15,636           deduction of taxes that a shareholder
                                                                     would pay on fund distributions or the
AVERAGE ANNUAL                                     SINCE             redemption of fund shares.
TOTAL RETURN         ONE YEAR     FIVE YEARS     INCEPTION
-------------------  --------     ----------     ---------           MSCI data copyright MSCI 2019, all
                      15.01%        5.12%          6.68%             rights reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO VS.
MSCI WORLD EX USA SMALL CAP GROWTH INDEX (NET DIVIDENDS)
DECEMBER 20, 2012-OCTOBER 31, 2019

                                   [CHART]

            International Small Cap       MSCI World ex USA Small Cap
               Growth Portfolio           Growth Index (net dividends)
            -----------------------       ----------------------------
12/20/2012          $10,000                         $10,000
12/31/2012           10,050                           9,979
 1/31/2013           10,460                          10,332
 2/28/2013           10,530                          10,348
 3/31/2013           10,813                          10,608
 4/30/2013           11,123                          10,813
 5/31/2013           10,793                          10,585
 6/30/2013           10,619                          10,181
 7/31/2013           11,255                          10,814
 8/31/2013           11,225                          10,784
 9/30/2013           12,048                          11,690
10/31/2013           12,383                          11,933
11/30/2013           12,484                          12,008
12/31/2013           12,824                          12,307
 1/31/2014           12,447                          12,074
 2/28/2014           13,150                          12,775
 3/31/2014           13,175                          12,667
 4/30/2014           13,175                          12,552
 5/31/2014           13,348                          12,745
 6/30/2014           13,518                          13,054
 7/31/2014           13,076                          12,710
 8/31/2014           13,220                          12,782
 9/30/2014           12,464                          12,034
10/31/2014           12,361                          11,772
11/30/2014           12,320                          11,792
12/31/2014           12,200                          11,711
 1/31/2015           12,158                          11,597
 2/28/2015           12,901                          12,315
 3/31/2015           12,824                          12,223
 4/30/2015           13,486                          12,840
 5/31/2015           13,685                          13,020
 6/30/2015           13,523                          12,874
 7/31/2015           13,597                          12,969
 8/31/2015           12,993                          12,399
 9/30/2015           12,599                          11,940
10/31/2015           13,237                          12,661
11/30/2015           13,439                          12,797
12/31/2015           13,477                          12,873
 1/31/2016           12,645                          11,868
 2/29/2016           12,505                          11,894
 3/31/2016           13,519                          12,878
 4/30/2016           13,638                          13,181
 5/31/2016           13,877                          13,338
 6/30/2016           13,329                          12,789
 7/31/2016           14,041                          13,470
 8/31/2016           13,975                          13,256
 9/30/2016           14,410                          13,716
10/31/2016           13,927                          13,162
11/30/2016           13,444                          12,712
12/31/2016           13,656                          12,983
 1/31/2017           14,220                          13,444
 2/28/2017           14,519                          13,730
 3/31/2017           14,976                          14,082
 4/30/2017           15,585                          14,669
 5/31/2017           16,206                          15,278
 6/30/2017           16,333                          15,231
 7/31/2017           16,925                          15,739
 8/31/2017           17,048                          15,929
 9/30/2017           17,509                          16,380
10/31/2017           17,756                          16,752
11/30/2017           17,958                          16,988
12/31/2017           18,387                          17,433
 1/31/2018           19,392                          18,371
 2/28/2018           18,653                          17,724
 3/31/2018           18,574                          17,568
 4/30/2018           18,540                          17,705
 5/31/2018           18,678                          17,881
 6/30/2018           18,372                          17,615
 7/31/2018           18,442                          17,611
 8/31/2018           18,348                          17,601
 9/30/2018           18,107                          17,371
10/31/2018           16,335                          15,491
11/30/2018           16,229                          15,380
12/31/2018           15,086                          14,333
 1/31/2019           16,362                          15,606
 2/28/2019           16,775                          16,072
 3/31/2019           16,798                          16,156
 4/30/2019           17,467                          16,698
 5/31/2019           16,518                          15,858
 6/30/2019           17,397                          16,575             Past performance is not predictive of
 7/31/2019           17,016                          16,621             future performance.
 8/31/2019           16,511                          16,185
 9/30/2019           16,879                          16,445             The returns shown do not reflect the
10/31/2019           17,584                          17,086             deduction of taxes that a shareholder
                                                                        would pay on fund distributions or the
AVERAGE ANNUAL                                       SINCE              redemption of fund shares.
TOTAL RETURN         ONE YEAR      FIVE YEARS      INCEPTION
-------------------  --------      ----------      ---------            MSCI data copyright MSCI 2019, all
                      7.64%          7.30%           8.57%              rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------
Russell 3000(R) Index.................................................... 13.49%
Russell 1000(R) Index (large-cap stocks)................................. 14.15%
Russell Midcap(R) Index (mid-cap stocks)................................. 13.72%
Russell 2000(R) Index (small-cap stocks).................................  4.90%
Russell Microcap(R) Index (micro-cap stocks)............................. -3.27%
Dow Jones U.S. Select REIT lndex/SM/..................................... 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------
Russell 1000(R) Value Index (large-cap value stocks)..................... 11.21%
Russell 1000(R) Growth Index (large-cap growth stocks)................... 17.10%
Russell 2000(R) Value Index (small-cap value stocks).....................  3.22%
Russell 2000(R) Growth Index (small-cap growth stocks)...................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                         RETURN IN U.S. DOLLARS
                                                         ----------------------
MSCI World ex USA Index.................................         11.08%
MSCI World ex USA Mid Cap Index.........................         10.71%
MSCI World ex USA Small Cap Index.......................          8.61%
MSCI World ex USA Value Index...........................          5.95%
MSCI World ex USA Growth Index..........................         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                                12 MONTHS ENDED OCTOBER 31, 2019
                                --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP          LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------          ------------ ----------------------
Japan.......................................................     4.57%             9.16%
United Kingdom..............................................     5.73%             7.08%
France......................................................    14.29%            12.54%
Canada......................................................    11.54%            11.45%
Switzerland.................................................    16.43%            18.69%
Germany.....................................................     9.14%             7.46%
Australia...................................................    20.12%            16.76%
Netherlands.................................................    21.77%            20.09%
Hong Kong...................................................    15.60%            15.63%
Spain.......................................................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                         12 MONTHS ENDED OCTOBER 31, 2019
                         --------------------------------

                                                             RETURN IN U.S. DOLLARS
                                                             ----------------------
MSCI Emerging Markets Index.................................         11.86%
MSCI Emerging Markets Mid Cap Index.........................         11.08%
MSCI Emerging Markets Small Cap Index.......................          9.69%
MSCI Emerging Markets Value Index...........................          6.00%
MSCI Emerging Markets Growth Index..........................         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                                12 MONTHS ENDED OCTOBER 31, 2019
                                --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP                   LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------                   ------------ ----------------------
China.......................................................    12.94%            12.90%
Korea.......................................................     7.43%             5.22%
Taiwan......................................................    20.39%            22.38%
India.......................................................    12.67%            17.46%
Brazil......................................................    22.35%            13.21%
South Africa................................................    10.59%             8.41%
Russia......................................................    31.36%            34.30%
Thailand....................................................    -4.10%             5.28%
Mexico......................................................     1.02%             6.71%
Saudi Arabia................................................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

U.S. LARGE CAP GROWTH PORTFOLIO

   The U.S. Large Cap Growth Portfolio seeks to capture the returns of U.S. large-cap growth stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the U.S. large-cap growth universe. As of October 31, 2019, the Portfolio held approximately 200 securities. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 16.87% for the Portfolio and 17.10% for the Russell 1000(R) Growth Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than by the behavior of a limited number of stocks. At the sector level, the Portfolio's exclusion of real estate investment trusts (REITs) detracted from performance relative to the benchmark, as REITs generally outperformed in the U.S. Conversely, the Portfolio's emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks.

U.S. SMALL CAP GROWTH PORTFOLIO

   The U.S. Small Cap Growth Portfolio invests in a broadly diversified group of U.S. small-cap growth stocks with higher profitability. Growth is measured primarily by book-to-market ratio. In assessing profitability, Dimensional may consider such factors as earnings or profits from operations relative to book value or assets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 550 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 1.43% for the Portfolio and 4.13% for the Russell 2000(R) Growth Index, the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in the U.S. equity market rather than the behavior of a limited number of stocks. The Portfolio's greater emphasis on higher-profitability stocks within the small-cap growth universe detracted from performance relative to the benchmark, as these stocks underperformed.

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

   The International Large Cap Growth Portfolio invests in developed ex U.S. large cap growth stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher-profitability within the large-cap growth segment of developed ex U.S. markets. As of October 31, 2019, the Portfolio held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1 % of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 15.01% for the Portfolio and 16.25% for the MSCI World ex USA Growth Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's emphasis on stocks with smaller relative market capitalizations and consequent lesser allocation to stocks with larger market capitalizations had a negative impact on performance relative to the benchmark, as these stocks underperformed their larger counterparts.

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

   The International Small Cap Growth Portfolio invests in developed ex U.S. small-cap growth stocks, with an emphasis on those with higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2019, the Portfolio held approximately 1,400 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio's assets.

   For the 12 months ended October 31, 2019, total returns were 7.64% for the Portfolio and 10.29% for the MSCI World ex USA Small Cap Growth Index (net dividends), the Portfolio's benchmark. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad trends in developed ex U.S. equity markets rather than by the behavior of a limited number of stocks. The Portfolio's greater allocations to small- and micro-caps detracted from performance relative to the benchmark, as stocks with smaller market capitalizations underperformed. With higher-profitability growth stocks generally underperforming lower-profitability growth stocks, the Portfolio's greater emphasis on higher-profitability stocks detracted from relative performance. The Portfolio's exclusion of real estate investment trusts (REITs) had a negative impact on performance relative to the benchmark, as REITs generally outperformed in developed ex U.S. markets.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

    This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

    To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
U.S. LARGE CAP GROWTH PORTFOLIO
-------------------------------
Actual Fund Return................................ $1,000.00 $1,049.40    0.20%     $1.03
Hypothetical 5% Annual Return..................... $1,000.00 $1,024.20    0.20%     $1.02
U.S. SMALL CAP GROWTH PORTFOLIO
-------------------------------
Actual Fund Return................................ $1,000.00 $1,002.10    0.39%     $1.97
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.24    0.39%     $1.99

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return................................ $1,000.00 $1,046.30    0.30%     $1.55
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.69    0.30%     $1.53
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
----------------------------------------
Actual Fund Return................................ $1,000.00 $1,006.70    0.55%     $2.78
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.43    0.55%     $2.80

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        U.S. LARGE CAP GROWTH PORTFOLIO

Communication Services...................................................   7.5%
Consumer Discretionary...................................................  17.9%
Consumer Staples.........................................................   8.9%
Financials...............................................................   3.2%
Health Care..............................................................  13.6%
Industrials..............................................................  17.5%
Information Technology...................................................  29.5%
Materials................................................................   1.9%
                                                                          -----
                                                                          100.0%

                        U.S. SMALL CAP GROWTH PORTFOLIO

Communication Services...................................................   3.1%
Consumer Discretionary...................................................  17.8%
Consumer Staples.........................................................   5.7%
Energy...................................................................   1.5%
Financials...............................................................   8.1%
Health Care..............................................................  11.7%
Industrials..............................................................  28.9%
Information Technology...................................................  16.4%
Materials................................................................   5.5%
Real Estate..............................................................   0.6%
Utilities................................................................   0.7%
                                                                          -----
                                                                          100.0%

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

Communication Services...................................................   8.9%
Consumer Discretionary...................................................  14.0%
Consumer Staples.........................................................  13.7%
Energy...................................................................   1.4%
Financials...............................................................   6.5%
Health Care..............................................................  13.9%
Industrials..............................................................  21.4%
Information Technology...................................................   9.8%
Materials................................................................   7.3%
Real Estate..............................................................   0.8%
Utilities................................................................   2.3%
                                                                          -----
                                                                          100.0%

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

Communication Services...................................................   7.5%
Consumer Discretionary...................................................  17.3%
Consumer Staples.........................................................   8.0%
Energy...................................................................   1.6%
Financials...............................................................   5.6%
Health Care..............................................................   6.8%
Industrials..............................................................  27.0%
Information Technology...................................................  15.6%
Materials................................................................   7.0%
Real Estate..............................................................   1.8%
Utilities................................................................   1.8%
                                                                          -----
                                                                          100.0%

                        U.S. LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                PERCENTAGE
                                                        SHARES      VALUE+    OF NET ASSETS++
                                                       --------- ------------ ---------------
COMMON STOCKS -- (99.2%)
COMMUNICATION SERVICES -- (7.5%)
*   Facebook, Inc., Class A...........................   349,727 $ 67,025,180       3.0%
#   Omnicom Group, Inc................................   170,135   13,132,721       0.6%
    Verizon Communications, Inc....................... 1,294,840   78,298,975       3.6%
    Other Securities..................................              6,902,766       0.3%
                                                                 ------------      ----
TOTAL COMMUNICATION SERVICES..........................            165,359,642       7.5%
                                                                 ------------      ----
CONSUMER DISCRETIONARY -- (17.7%)
*   Amazon.com, Inc...................................    46,338   82,326,871       3.7%
    Best Buy Co., Inc.................................   210,885   15,147,870       0.7%
*   Booking Holdings, Inc.............................    10,409   21,325,647       1.0%
    Home Depot, Inc. (The)............................   322,959   75,759,722       3.5%
    Lowe's Cos., Inc..................................   198,581   22,163,625       1.0%
    NIKE, Inc., Class B...............................   198,856   17,807,555       0.8%
*   O'Reilly Automotive, Inc..........................    27,325   11,900,311       0.5%
    Starbucks Corp....................................   343,683   29,061,835       1.3%
    TJX Cos., Inc. (The)..............................   283,918   16,367,873       0.7%
    Other Securities..................................            100,194,010       4.7%
                                                                 ------------      ----
TOTAL CONSUMER DISCRETIONARY..........................            392,055,319      17.9%
                                                                 ------------      ----
CONSUMER STAPLES -- (8.8%)
    Altria Group, Inc.................................   569,130   25,491,333       1.2%
    Coca-Cola Co. (The)...............................   369,603   20,117,491       0.9%
    Costco Wholesale Corp.............................    88,301   26,235,110       1.2%
    PepsiCo, Inc......................................   392,163   53,792,999       2.5%
    Other Securities..................................             69,006,843       3.1%
                                                                 ------------      ----
TOTAL CONSUMER STAPLES................................            194,643,776       8.9%
                                                                 ------------      ----
FINANCIALS -- (3.2%)
    American Express Co...............................    98,177   11,514,199       0.5%
    S&P Global, Inc...................................    53,669   13,846,065       0.6%
    Other Securities..................................             44,581,139       2.1%
                                                                 ------------      ----
TOTAL FINANCIALS                                                   69,941,403       3.2%
                                                                 ------------      ----
HEALTH CARE -- (13.5%)
    AbbVie, Inc.......................................   397,183   31,595,908       1.4%
    Amgen, Inc........................................   212,317   45,276,600       2.1%
*   Celgene Corp......................................   153,887   16,624,413       0.7%
    Eli Lilly & Co....................................   167,231   19,055,973       0.9%
    Gilead Sciences, Inc..............................   250,702   15,972,224       0.7%
    Johnson &Johnson..................................   512,655   67,690,966       3.1%
    Merck & Co., Inc..................................   528,068   45,762,373       2.1%
    Zoetis, Inc.......................................    98,882   12,648,985       0.6%
    Other Securities..................................             44,482,897       2.0%
                                                                 ------------      ----
TOTAL HEALTH CARE.....................................            299,110,339      13.6%
                                                                 ------------      ----
INDUSTRIALS -- (17.3%)
    3M Co.............................................   161,145   26,587,313       1.2%
    Boeing Co. (The)..................................   140,093   47,619,012       2.2%
    Caterpillar, Inc..................................   160,221   22,078,454       1.0%
    Honeywell International, Inc......................   119,434   20,629,835       0.9%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                    PERCENTAGE
                                                          SHARES       VALUE+     OF NET ASSETS++
                                                         --------- -------------- ---------------
INDUSTRIALS -- (Continued)
      Lockheed Martin Corp..............................    62,391 $   23,501,442        1.1%
      Northrop Grumman Corp.............................    30,714     10,826,071        0.5%
      Union Pacific Corp................................   146,748     24,280,924        1.1%
      United Parcel Service, Inc., Class B..............   172,462     19,862,448        0.9%
      Waste Management, Inc.............................   122,177     13,709,481        0.6%
      Other Securities..................................              173,670,011        7.9%
                                                                   --------------      -----
TOTAL INDUSTRIALS.......................................              382,764,991       17.4%
                                                                   --------------      -----
INFORMATION TECHNOLOGY -- (29.3%)
      Accenture P.L.C., Class A.........................   157,184     29,145,057        1.3%
      Apple, Inc........................................   398,994     99,253,747        4.5%
      Applied Materials, Inc............................   267,546     14,517,046        0.7%
      Automatic Data Processing, Inc....................   103,500     16,790,805        0.8%
      CDW Corp..........................................    96,150     12,298,547        0.6%
      Cisco Systems, Inc................................   563,743     26,783,430        1.2%
      International Business Machines Corp..............   333,334     44,576,756        2.0%
      Intuit, Inc.......................................    53,565     13,792,988        0.6%
      KLA Corp..........................................    72,485     12,252,864        0.6%
      Mastercard, Inc., Class A.........................   258,540     71,566,457        3.3%
      Microsoft Corp....................................   676,496     96,989,232        4.4%
      Oracle Corp.......................................   558,620     30,439,204        1.4%
      QUALCOMM, Inc.....................................   284,087     22,851,958        1.0%
      Texas Instruments, Inc............................   207,960     24,537,200        1.1%
#     Visa, Inc., Class A...............................   174,054     31,131,298        1.4%
      Other Securities..................................              100,495,589        4.6%
                                                                   --------------      -----
TOTAL INFORMATION TECHNOLOGY............................              647,422,178       29.5%
                                                                   --------------      -----
MATERIALS -- (1.9%)
      Other Securities..................................               42,620,288        1.9%
                                                                   --------------      -----
TOTAL COMMON STOCKS
  (Cost $1,473,343,076)...............................              2,193,917,936       99.9%
                                                                   --------------      -----
SECURITIES LENDING COLLATERAL -- (0.8%)
@(S)  The DFA Short Term Investment Fund................ 1,528,168     17,682,437        0.8%
                                                                   --------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $1,491,022,794)...............................             $2,211,600,373      100.7%
                                                                   ==============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                       INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                      -------------------------------------------
                                                         LEVEL 1    LEVEL 2 LEVEL 3     TOTAL
                                                      ------------- ------- ------- -------------
Common Stocks
   Communication Services............................ $ 165,359,642   --      --    $ 165,359,642
   Consumer Discretionary............................   392,055,319   --      --      392,055,319
   Consumer Staples..................................   194,643,776   --      --      194,643,776
   Financials........................................    69,941,403   --      --       69,941,403
   Health Care.......................................   299,110,339   --      --      299,110,339
   Industrials.......................................   382,764,991   --      --      382,764,991

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                      -------------------------------------------------
                                                         LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                                      -------------- ----------- ------- --------------
   Information Technology............................ $  647,422,178          --   --    $  647,422,178
   Materials.........................................     42,620,288          --   --        42,620,288
Securities Lending Collateral........................             -- $17,682,437   --        17,682,437
                                                      -------------- -----------   --    --------------
TOTAL................................................ $2,193,917,936 $17,682,437   --    $2,211,600,373
                                                      ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                              PERCENTAGE
                                                       SHARES     VALUE+    OF NET ASSETS++
                                                       ------- ------------ ---------------
COMMON STOCKS -- (90.9%)
COMMUNICATION SERVICES -- (2.8%)
    Other Securities..................................         $ 19,367,682       3.1%
                                                               ------------      ----
CONSUMER DISCRETIONARY -- (16.1%)
#   Carter's, Inc.....................................  29,336    2,940,641       0.5%
    Churchill Downs, Inc..............................  25,636    3,332,424       0.5%
#   Cracker Barrel Old Country Store, Inc.............  17,604    2,737,422       0.4%
*   Crocs, Inc........................................  73,582    2,574,634       0.4%
*   Deckers Outdoor Corp..............................  19,962    3,052,190       0.5%
#*  Floor & Decor Holdings, Inc., Class A.............  66,452    3,045,495       0.5%
*   Helen of Troy, Ltd................................  17,004    2,546,519       0.4%
*   Murphy USA, Inc...................................  21,585    2,545,519       0.4%
*   RH................................................  16,616    3,019,127       0.5%
*   Tempur Sealy International, Inc...................  38,024    3,458,283       0.6%
    Texas Roadhouse, Inc..............................  42,904    2,424,076       0.4%
    Other Securities..................................           78,290,530      12.6%
                                                               ------------      ----
TOTAL CONSUMER DISCRETIONARY..........................          109,966,860      17.7%
                                                               ------------      ----
CONSUMER STAPLES -- (5.2%)
#*  Boston Beer Co., Inc. (The), Class A..............   6,452    2,416,016       0.4%
    Flowers Foods, Inc................................ 116,931    2,539,741       0.4%
*   Performance Food Group Co.........................  61,499    2,620,472       0.4%
    Other Securities..................................           27,563,222       4.4%
                                                               ------------      ----
TOTAL CONSUMER STAPLES................................           35,139,451       5.6%
                                                               ------------      ----
ENERGY -- (1.4%)
    Other Securities..................................            9,306,891       1.5%
                                                               ------------      ----
FINANCIALS -- (7.4%)
#   Cohen & Steers, Inc...............................  42,525    2,782,836       0.4%
    Federated Investors, Inc., Class B................  78,260    2,499,624       0.4%
    FirstCash, Inc....................................  36,431    3,074,412       0.5%
    Primerica, Inc....................................  23,372    2,949,079       0.5%
    RLI Corp..........................................  29,710    2,891,377       0.5%
    Other Securities..................................           36,178,277       5.8%
                                                               ------------      ----
TOTAL FINANCIALS......................................           50,375,605       8.1%
                                                               ------------      ----
HEALTH CARE -- (10.6%)
*   Amedisys, Inc.....................................  26,239    3,372,236       0.5%
    CONMED Corp.......................................  26,539    2,919,821       0.5%
*   Omnicell, Inc.....................................  35,241    2,480,614       0.4%
    Other Securities..................................           63,341,362      10.2%
                                                               ------------      ----
TOTAL HEALTH CARE.....................................           72,114,033      11.6%
                                                               ------------      ----
INDUSTRIALS -- (26.3%)
#*  Aerojet Rocketdyne Holdings, Inc..................  63,214    2,732,741       0.4%
    Armstrong World Industries, Inc...................  35,939    3,361,375       0.5%
    Brink's Co. (The).................................  38,450    3,266,712       0.5%
#*  Cimpress NV.......................................  21,398    2,827,104       0.5%
*   Clean Harbors, Inc................................  34,941    2,881,235       0.5%
    Exponent, Inc.....................................  43,404    2,757,456       0.4%

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                              PERCENTAGE
                                                       SHARES     VALUE+    OF NET ASSETS++
                                                       ------- ------------ ---------------
INDUSTRIALS -- (Continued)
*   Generac Holdings, Inc.............................  47,535 $  4,590,930       0.7%
    Insperity, Inc....................................  27,684    2,924,261       0.5%
    Landstar System, Inc..............................  30,625    3,465,219       0.6%
#*  MasTec, Inc.......................................  43,331    2,727,253       0.4%
    MSA Safety, Inc...................................  25,272    3,034,409       0.5%
*   RBC Bearings, Inc.................................  15,681    2,515,860       0.4%
    Simpson Manufacturing Co., Inc....................  29,763    2,459,614       0.4%
#*  SiteOne Landscape Supply, Inc.....................  30,188    2,658,355       0.4%
    Tetra Tech, Inc...................................  36,575    3,199,215       0.5%
#*  Trex Co., Inc.....................................  45,088    3,962,784       0.6%
*   TriNet Group, Inc.................................  53,003    2,808,629       0.5%
    Other Securities..................................          126,781,057      20.5%
                                                               ------------      ----
TOTAL INDUSTRIALS.....................................          178,954,209      28.8%
                                                               ------------      ----
INFORMATION TECHNOLOGY -- (14.9%)
*   ACI Worldwide, Inc................................  85,196    2,674,303       0.4%
    Blackbaud, Inc....................................  29,316    2,461,078       0.4%
    Brooks Automation, Inc............................  63,603    2,701,219       0.4%
    Cabot Microelectronics Corp.......................  17,788    2,688,123       0.4%
#   j2 Global, Inc....................................  30,589    2,904,732       0.5%
#*  NCR Corp..........................................  87,725    2,562,447       0.4%
*   Novanta, Inc......................................  30,067    2,677,466       0.4%
    Power Integrations, Inc...........................  27,849    2,537,322       0.4%
    Science Applications International Corp...........  29,369    2,426,467       0.4%
#*  SolarEdge Technologies, Inc.......................  32,774    2,784,479       0.5%
    Other Securities..................................           74,760,093      12.1%
                                                               ------------      ----
TOTAL INFORMATION TECHNOLOGY..........................          101,177,729      16.3%
                                                               ------------      ----
MATERIALS -- (5.0%)
*   Ingevity Corp.....................................  29,906    2,518,384       0.4%
    Other Securities..................................           31,619,753       5.1%
                                                               ------------      ----
TOTAL MATERIALS.......................................           34,138,137       5.5%
                                                               ------------      ----
REAL ESTATE -- (0.6%)
    Other Securities..................................            3,848,780       0.6%
                                                               ------------      ----
UTILITIES -- (0.6%)
    Other Securities..................................            4,223,481       0.7%
                                                               ------------      ----
TOTAL COMMON STOCKS...................................          618,612,858      99.5%
                                                               ------------      ----
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
    Other Security....................................               64,624       0.0%
                                                               ------------      ----
TOTAL INVESTMENT SECURITIES
  (Cost $502,553,705)...............................            618,677,482
                                                               ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
    State Street Institutional U.S. Government Money
      Market Fund, 1.752%............................. 823,311      823,311       0.1%
                                                               ------------      ----

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                     PERCENTAGE
                                                             SHARES      VALUE+    OF NET ASSETS++
                                                            --------- ------------ ---------------
SECURITIES LENDING COLLATERAL -- (9.0%)
@(S)  The DFA Short Term Investment Fund................... 5,294,264 $ 61,259,926        9.9%
                                                                      ------------      -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $564,630,632)......................................           $680,760,719      109.5%
                                                                      ============      =====

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                      ---------------------------------------------
                                                        LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                                      ------------ ----------- ------- ------------
Common Stocks
   Communication Services............................ $ 19,367,682          --   --    $ 19,367,682
   Consumer Discretionary............................  109,966,860          --   --     109,966,860
   Consumer Staples..................................   35,139,451          --   --      35,139,451
   Energy............................................    9,306,891          --   --       9,306,891
   Financials........................................   50,375,605          --   --      50,375,605
   Health Care.......................................   72,114,033          --   --      72,114,033
   Industrials.......................................  178,954,209          --   --     178,954,209
   Information Technology............................  101,177,729          --   --     101,177,729
   Materials.........................................   34,138,137          --   --      34,138,137
   Real Estate.......................................    3,848,780          --   --       3,848,780
   Utilities.........................................    4,223,481          --   --       4,223,481
Preferred Stocks
   Communication Services............................       64,624          --   --          64,624
Temporary Cash Investments...........................      823,311          --   --         823,311
Securities Lending Collateral........................           -- $61,259,926   --      61,259,926
                                                      ------------ -----------   --    ------------
TOTAL................................................ $619,500,793 $61,259,926   --    $680,760,719
                                                      ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                             PERCENTAGE
                                                   SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                   ------- ------------------------------- ---------------
COMMON STOCKS -- (96.8%)
AUSTRALIA -- (6.1%)
   BHP Group, Ltd................................. 146,880           $ 3,600,389                 0.9%
   CSL, Ltd.......................................  27,006             4,762,677                 1.1%
   Other Securities...............................                    17,385,052                 4.2%
                                                                     -----------                ----
TOTAL AUSTRALIA...................................                    25,748,118                 6.2%
                                                                     -----------                ----
AUSTRIA -- (0.1%)
   Other Securities...............................                       578,160                 0.1%
                                                                     -----------                ----
BELGIUM -- (0.9%)
   Anheuser-Busch InBev SA........................  27,797             2,243,701                 0.6%
   Other Securities...............................                     1,668,416                 0.4%
                                                                     -----------                ----
TOTAL BELGIUM.....................................                     3,912,117                 1.0%
                                                                     -----------                ----
CANADA -- (8.7%)
   Canadian National Railway Co...................  32,222             2,879,680                 0.7%
   Constellation Software, Inc....................   2,145             2,118,503                 0.5%
   Royal Bank of Canada...........................  24,730             1,994,773                 0.5%
   Royal Bank of Canada...........................  28,696             2,314,619                 0.6%
   Other Securities...............................                    27,442,349                 6.6%
                                                                     -----------                ----
TOTAL CANADA......................................                    36,749,924                 8.9%
                                                                     -----------                ----
DENMARK -- (1.7%)
   Novo Nordisk A.S., Class B..................... 115,328             6,341,736                 1.5%
   Other Security.................................                       963,529                 0.3%
                                                                     -----------                ----
TOTAL DENMARK.....................................                     7,305,265                 1.8%
                                                                     -----------                ----
FINLAND -- (1.0%)
   Other Securities...............................                     4,246,876                 1.0%
                                                                     -----------                ----
FRANCE -- (9.9%)
   Air Liquide SA.................................  21,392             2,844,302                 0.7%
   Airbus SE......................................  40,809             5,854,387                 1.4%
   Danone SA......................................  26,495             2,194,878                 0.5%
   Kering SA......................................   5,161             2,936,590                 0.7%
   Legrand SA.....................................  33,551             2,621,138                 0.6%
LVMH Moet Hennessy Louis Vuitton SE...............  14,911             6,367,826                 1.5%
   Safran SA......................................  15,941             2,524,893                 0.6%
#  Vinci SA.......................................  33,180             3,722,671                 0.9%
   Other Securities...............................                    12,769,319                 3.2%
                                                                     -----------                ----
TOTAL FRANCE......................................                    41,836,004                10.1%
                                                                     -----------                ----
GERMANY -- (7.2%)
   Adidas AG......................................  10,645             3,290,654                 0.8%
   Deutsche Boerse AG.............................  17,136             2,653,674                 0.6%
   Deutsche Post AG...............................  71,867             2,545,891                 0.6%
   Deutsche Telekom AG............................ 247,055             4,347,071                 1.1%
   E.ON SE........................................ 257,078             2,592,494                 0.6%
   Infineon Technologies AG....................... 151,097             2,926,563                 0.7%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                 PERCENTAGE
                                                       SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                       ------- ------------------------------- ---------------
GERMANY -- (Continued)
    Other Securities..................................                   $12,150,029                 3.0%
                                                                         -----------                ----
TOTAL GERMANY.........................................                    30,506,376                 7.4%
                                                                         -----------                ----
HONG KONG -- (3.0%)
    AIA Group, Ltd.................................... 336,400             3,349,944                 0.8%
    Hong Kong Exchanges & Clearing, Ltd...............  82,067             2,556,718                 0.6%
    Other Securities..................................                     6,973,122                 1.7%
                                                                         -----------                ----
TOTAL HONG KONG.......................................                    12,879,784                 3.1%
                                                                         -----------                ----
IRELAND -- (0.4%)
    Other Securities..................................                     1,762,379                 0.4%
                                                                         -----------                ----
ISRAEL -- (0.4%)
    Other Securities..................................                     1,798,825                 0.4%
                                                                         -----------                ----
ITALY -- (2.2%)
    Enel SpA.......................................... 325,900             2,525,842                 0.6%
    Other Securities..................................                     6,567,740                 1.6%
                                                                         -----------                ----
TOTAL ITALY...........................................                     9,093,582                 2.2%
                                                                         -----------                ----
JAPAN -- (21.9%)
    Fast Retailing Co., Ltd...........................   3,500             2,158,421                 0.5%
    Kao Corp..........................................  28,500             2,291,361                 0.6%
    KDDI Corp......................................... 137,100             3,793,714                 0.9%
    NTT DOCOMO, Inc...................................  76,300             2,091,772                 0.5%
    Recruit Holdings Co., Ltd.........................  82,600             2,745,132                 0.7%
    Sony Corp.........................................  79,900             4,863,445                 1.2%
    Other Securities..................................                    74,969,660                18.0%
                                                                         -----------                ----
TOTAL JAPAN...........................................                    92,913,505                22.4%
                                                                         -----------                ----
NETHERLANDS -- (3.1%)
    ASML Holding NV...................................   9,856             2,581,976                 0.6%
    Koninklijke KPN NV................................ 725,020             2,250,729                 0.6%
#   Unilever NV.......................................  71,707             4,247,923                 1.0%
#   Unilever NV.......................................   9,659               570,911                 0.2%
    Wolters Kluwer NV.................................  29,525             2,174,605                 0.5%
    Other Securities..................................                     1,229,658                 0.3%
                                                                         -----------                ----
TOTAL NETHERLANDS.....................................                    13,055,802                 3.2%
                                                                         -----------                ----
NEW ZEALAND -- (0.2%)
    Other Securities..................................                       998,694                 0.3%
                                                                         -----------                ----
NORWAY -- (0.6%)
    Other Securities..................................                     2,617,018                 0.6%
                                                                         -----------                ----
PORTUGAL -- (0.1%)
    Other Security....................................                       167,062                 0.0%
                                                                         -----------                ----
SINGAPORE -- (1.1%)
    Other Securities..................................                     4,648,652                 1.1%
                                                                         -----------                ----

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                     PERCENTAGE
                                                          SHARES   VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                         --------- ------------------------------- ---------------
SPAIN -- (2.7%)
      Telefonica SA.....................................   410,076          $  3,149,093                  0.8%
      Other Securities..................................                       8,367,525                  2.0%
                                                                            ------------                -----
TOTAL SPAIN.............................................                      11,516,618                  2.8%
                                                                            ------------                -----
SWEDEN -- (2.5%)
      Other Securities..................................                      10,527,685                  2.6%
                                                                            ------------                -----
SWITZERLAND -- (8.4%)
      Givaudan SA.......................................       905             2,658,830                  0.6%
      Nestle SA.........................................    66,107             7,072,214                  1.7%
      Roche Holding AG..................................     1,591               474,320                  0.1%
      Roche Holding AG..................................    41,224            12,406,602                  3.0%
      Sika AG...........................................    19,024             3,270,349                  0.8%
      Other Securities..................................                       9,476,450                  2.3%
                                                                            ------------                -----
TOTAL SWITZERLAND.......................................                      35,358,765                  8.5%
                                                                            ------------                -----
UNITED KINGDOM -- (14.6%)
      Ashtead Group P.L.C...............................    66,691             2,030,462                  0.5%
      AstraZeneca P.L.C.................................    11,665             1,137,538                  0.3%
#     AstraZeneca P.L.C., Sponsored ADR.................    84,748             4,155,195                  1.0%
      BT Group P.L.C....................................   907,739             2,409,009                  0.6%
      Compass Group P.L.C...............................    96,525             2,569,881                  0.6%
      Diageo P.L.C., Sponsored ADR......................    13,344             2,186,681                  0.5%
      Experian P.L.C....................................    65,971             2,079,492                  0.5%
      Ferguson P.L.C....................................    25,979             2,218,397                  0.5%
      GlaxoSmithKline P.L.C., Sponsored ADR.............   155,524             7,122,999                  1.7%
#     Rio Tinto P.L.C., Sponsored ADR...................    43,071             2,240,123                  0.5%
      Unilever P.L.C., Sponsored ADR....................    65,558             3,940,691                  1.0%
      Other Securities..................................                      29,934,253                  7.3%
                                                                            ------------                -----
TOTAL UNITED KINGDOM....................................                      62,024,721                 15.0%
                                                                            ------------                -----
TOTAL COMMON STOCKS.....................................                     410,245,932                 99.1%
                                                                            ------------                -----
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities..................................                       1,500,009                  0.3%
                                                                            ------------                -----
UNITED KINGDOM -- (0.0%)
      Other Security....................................                           5,141                  0.0%
                                                                            ------------                -----
TOTAL PREFERRED STOCKS.                                                        1,505,150                  0.3%
                                                                            ------------                -----
TOTAL INVESTMENT SECURITIES
  (Cost $336,623,493).................................                       411,751,082
                                                                            ------------

                                                                               VALUE+
                                                                   -------------------------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund................ 1,051,194            12,163,370                  3.0%
                                                                            ------------                -----
TOTAL INVESTMENTS--(100.0%)
  (Cost $348,785,611).................................                      $423,914,452                102.4%
                                                                            ============                =====

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                      ---------------------------------------------
                                                        LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                      ----------- ------------ ------- ------------
Common Stocks
   Australia......................................... $    34,775 $ 25,713,343   --    $ 25,748,118
   Austria...........................................          --      578,160   --         578,160
   Belgium...........................................     144,982    3,767,135   --       3,912,117
   Canada............................................  36,749,924           --   --      36,749,924
   Denmark...........................................          --    7,305,265   --       7,305,265
   Finland...........................................          --    4,246,876   --       4,246,876
   France............................................      83,916   41,752,088   --      41,836,004
   Germany...........................................     720,219   29,786,157   --      30,506,376
   Hong Kong.........................................          --   12,879,784   --      12,879,784
   Ireland...........................................          --    1,762,379   --       1,762,379
   Israel............................................     623,071    1,175,754   --       1,798,825
   Italy.............................................   1,070,562    8,023,020   --       9,093,582
   Japan.............................................          --   92,913,505   --      92,913,505
   Netherlands.......................................   6,829,899    6,225,903   --      13,055,802
   New Zealand.......................................          --      998,694   --         998,694
   Norway............................................          --    2,617,018   --       2,617,018
   Portugal..........................................          --      167,062   --         167,062
   Singapore.........................................          --    4,648,652   --       4,648,652
   Spain.............................................          --   11,516,618   --      11,516,618
   Sweden............................................          --   10,527,685   --      10,527,685
   Switzerland.......................................     230,360   35,128,405   --      35,358,765
   United Kingdom....................................  20,519,601   41,505,120   --      62,024,721
Preferred Stocks
   Germany...........................................          --    1,500,009   --       1,500,009
   United Kingdom....................................          --        5,141   --           5,141
Securities Lending Collateral........................          --   12,163,370   --      12,163,370
                                                      ----------- ------------   --    ------------
TOTAL................................................ $67,007,309 $356,907,143   --    $423,914,452
                                                      =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                               OCTOBER 31, 2019

                                                                                             PERCENTAGE
                                                   SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                   ------- ------------------------------- ---------------
COMMON STOCKS -- (95.5%)
AUSTRALIA -- (6.5%)
   Altium, Ltd....................................  28,568           $   632,415                 0.3%
#  JB Hi-Fi, Ltd..................................  25,072               640,732                 0.3%
   Other Securities...............................                    12,673,101                 6.1%
                                                                     -----------                 ---
TOTAL AUSTRALIA...................................                    13,946,248                 6.7%
                                                                     -----------                 ---
AUSTRIA -- (0.8%)
   ANDRITZ AG.....................................  16,049               721,663                 0.3%
   Other Securities...............................                     1,072,503                 0.6%
                                                                     -----------                 ---
TOTAL AUSTRIA.....................................                     1,794,166                 0.9%
                                                                     -----------                 ---
BELGIUM -- (1.4%)
   Other Securities...............................                     2,963,642                 1.4%
                                                                     -----------                 ---
CANADA -- (8.2%)
*  B2Gold Corp.................................... 192,313               676,038                 0.3%
   FirstService Corp..............................   7,505               655,056                 0.3%
   Other Securities...............................                    16,321,094                 7.9%
                                                                     -----------                 ---
TOTAL CANADA......................................                    17,652,188                 8.5%
                                                                     -----------                 ---
DENMARK -- (1.6%)
   Pandora A.S....................................  17,456               858,940                 0.4%
   Royal Unibrew A.S..............................  15,601             1,279,893                 0.6%
   SimCorp A.S....................................  12,371             1,106,929                 0.5%
   Other Securities...............................                       198,986                 0.2%
                                                                     -----------                 ---
TOTAL DENMARK.....................................                     3,444,748                 1.7%
                                                                     -----------                 ---
FINLAND -- (2.3%)
#  Metso Oyj......................................  21,742               823,082                 0.4%
   Orion Oyj, Class B.............................  26,317             1,167,543                 0.6%
   Valmet Oyj.....................................  30,049               672,512                 0.3%
   Other Securities...............................                     2,268,514                 1.1%
                                                                     -----------                 ---
TOTAL FINLAND.....................................                     4,931,651                 2.4%
                                                                     -----------                 ---
FRANCE -- (4.0%)
   Euronext NV....................................  13,342             1,076,327                 0.5%
   Ingenico Group SA..............................  13,599             1,454,155                 0.7%
   Other Securities...............................                     6,053,216                 2.9%
                                                                     -----------                 ---
TOTAL FRANCE......................................                     8,583,698                 4.1%
                                                                     -----------                 ---
GERMANY -- (6.7%)
   Bechtle AG.....................................   7,619               825,096                 0.4%
   CTS Eventim AG & Co. KGaA......................  15,058               912,002                 0.4%
*  Evotec SE......................................  28,193               645,779                 0.3%
   Gerresheimer AG................................   8,095               652,822                 0.3%
   Hugo Boss AG...................................  17,355               731,730                 0.4%
   Nemetschek SE..................................  14,796               754,927                 0.4%
   ProSiebenSat.1 Media SE........................  49,196               726,463                 0.4%
   Rheinmetall AG.................................   9,246             1,115,129                 0.5%
   Scout24 AG.....................................  17,252             1,069,388                 0.5%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                               PERCENTAGE
                                                      SHARES VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                      ------ ------------------------------- ---------------
GERMANY -- (Continued)
   Other Securities..................................                  $ 6,991,452                 3.4%
                                                                       -----------                ----
TOTAL GERMANY........................................                   14,424,788                 7.0%
                                                                       -----------                ----
HONG KONG -- (2.7%)
   ASM Pacific Technology, Ltd....................... 50,500               705,123                 0.3%
   Other Securities..................................                    5,013,734                 2.5%
                                                                       -----------                ----
TOTAL HONG KONG......................................                    5,718,857                 2.8%
                                                                       -----------                ----
IRELAND -- (0.3%)
   Other Securities..................................                      608,767                 0.3%
                                                                       -----------                ----
ISRAEL -- (1.0%)
   Other Securities..................................                    2,252,346                 1.1%
                                                                       -----------                ----
ITALY -- (4.1%)
#  Amplifon SpA...................................... 29,952               753,243                 0.4%
   DiaSorin SpA......................................  6,049               682,030                 0.3%
   Other Securities..................................                    7,319,943                 3.5%
                                                                       -----------                ----
TOTAL ITALY..........................................                    8,755,216                 4.2%
                                                                       -----------                ----
JAPAN -- (24.2%)
   Other Securities..................................                   52,003,370                25.1%
                                                                       -----------                ----
NETHERLANDS -- (2.4%)
   Aalberts NV....................................... 23,572               949,899                 0.4%
   BE Semiconductor Industries NV.................... 21,231               787,093                 0.4%
   IMCD NV........................................... 13,115             1,024,073                 0.5%
   Other Securities..................................                    2,502,946                 1.2%
                                                                       -----------                ----
TOTAL NETHERLANDS....................................                    5,264,011                 2.5%
                                                                       -----------                ----
NEW ZEALAND -- (0.5%)
   Other Securities..................................                    1,055,680                 0.5%
                                                                       -----------                ----
NORWAY -- (0.9%)
   Other Securities..................................                    1,876,065                 0.9%
                                                                       -----------                ----
PORTUGAL -- (0.4%)
   Other Securities..................................                      814,366                 0.4%
                                                                       -----------                ----
SINGAPORE -- (0.9%)
   Other Securities..................................                    1,948,749                 0.9%
                                                                       -----------                ----
SPAIN -- (2.3%)
   Enagas SA......................................... 33,803               836,441                 0.4%
   Other Securities..................................                    4,084,130                 2.0%
                                                                       -----------                ----
TOTAL SPAIN..........................................                    4,920,571                 2.4%
                                                                       -----------                ----
SWEDEN -- (2.9%)
   Other Securities..................................                    6,162,528                 3.0%
                                                                       -----------                ----
SWITZERLAND -- (5.3%)
*  ams AG............................................ 20,309               912,537                 0.4%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                                PERCENTAGE
                                                      SHARES  VALUE(DOUBLE RIGHT ANGLE QUOTE) OF NET ASSETS++
                                                      ------- ------------------------------- ---------------
SWITZERLAND -- (Continued)...........................
   Belimo Holding AG.................................     121          $    758,974                  0.4%
   Cembra Money Bank AG..............................   7,307               774,874                  0.4%
   Flughafen Zurich AG...............................   4,365               786,539                  0.4%
   # Georg Fischer AG................................   1,001               956,006                  0.5%
   VAT Group AG......................................   7,219             1,061,421                  0.5%
   Other Securities..................................                     6,041,859                  2.9%
                                                                       ------------                -----
TOTAL SWITZERLAND....................................                    11,292,210                  5.5%
                                                                       ------------                -----
UNITED KINGDOM -- (16.1%)
   B&M European Value Retail SA...................... 199,513               957,141                  0.5%
   Britvic P.L.C.....................................  62,876               803,543                  0.4%
   Electrocomponents P.L.C...........................  93,087               821,317                  0.4%
   G4S P.L.C......................................... 339,949               911,723                  0.4%
   Hays P.L.C........................................ 323,616               658,580                  0.3%
   HomeServe P.L.C...................................  70,694             1,061,852                  0.5%
   Howden Joinery Group P.L.C........................ 144,864             1,084,203                  0.5%
   IG Group Holdings P.L.C...........................  79,108               650,855                  0.3%
   IMI P.L.C.........................................  63,232               822,279                  0.4%
   Merlin Entertainments P.L.C....................... 162,617               958,051                  0.5%
   Rotork P.L.C...................................... 205,807               803,712                  0.4%
   SSP Group P.L.C................................... 103,436               852,945                  0.4%
   Tate & Lyle P.L.C................................. 107,417               936,922                  0.5%
   WH Smith P.L.C....................................  25,796               730,993                  0.4%
   William Hill P.L.C................................ 275,764               706,005                  0.3%
   Other Securities..................................                    21,723,017                 10.5%
                                                                       ------------                -----
TOTAL UNITED KINGDOM.................................                    34,483,138                 16.7%
                                                                       ------------                -----
TOTAL COMMON STOCKS..................................                   204,897,003                 99.0%
                                                                       ------------                -----
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
   Other Securities..................................                       922,469                  0.5%
                                                                       ------------                -----
RIGHTS/WARRANTS -- (0.0%)
   Other Security....................................                        14,340                  0.0%
                                                                       ------------                -----
TOTAL INVESTMENT SECURITIES (Cost $186,261,402)......                   205,833,812
                                                                       ------------

                                                                          VALUE+
                                                              -------------------------------
SECURITIES LENDING COLLATERAL -- (4.1%)
@(S) The DFA Short Term Investment Fund.............. 760,866             8,803,983                  4.2%
                                                                       ------------                -----

TOTAL INVESTMENTS--(100.0%) (Cost $195,064,499)......                  $214,637,795                103.7%
                                                                       ============                =====

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------------
                                                     LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                                   ----------- ------------ ------- ------------
Common Stocks.....................................
   Australia......................................          -- $ 13,946,248   --    $ 13,946,248
   Austria........................................          --    1,794,166   --       1,794,166
   Belgium........................................          --    2,963,642   --       2,963,642
   Canada......................................... $17,652,188           --   --      17,652,188
   Denmark........................................          --    3,444,748   --       3,444,748
   Finland........................................          --    4,931,651   --       4,931,651
   France.........................................          --    8,583,698   --       8,583,698
   Germany........................................          --   14,424,788   --      14,424,788
   Hong Kong......................................      85,759    5,633,098   --       5,718,857
   Ireland........................................          --      608,767   --         608,767
   Israel.........................................          --    2,252,346   --       2,252,346
   Italy..........................................          --    8,755,216   --       8,755,216
   Japan..........................................      50,523   51,952,847   --      52,003,370
   Netherlands....................................          --    5,264,011   --       5,264,011
   New Zealand....................................          --    1,055,680   --       1,055,680
   Norway.........................................          --    1,876,065   --       1,876,065
   Portugal.......................................          --      814,366   --         814,366
   Singapore......................................          --    1,948,749   --       1,948,749
   Spain..........................................          --    4,920,571   --       4,920,571
   Sweden.........................................          --    6,162,528   --       6,162,528
   Switzerland....................................          --   11,292,210   --      11,292,210
   United Kingdom.................................          --   34,483,138   --      34,483,138
Preferred Stocks..................................
   Germany........................................          --      922,469   --         922,469
Rights/Warrants...................................
   Spain..........................................          --       14,340   --          14,340
Securities Lending Collateral.....................          --    8,803,983   --       8,803,983
                                                   ----------- ------------   --    ------------
TOTAL............................................. $17,788,470 $196,849,325   --    $214,637,795
                                                   =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                           INTERNATIONAL  INTERNATIONAL
                                                             U.S. LARGE CAP U.S. SMALL CAP   LARGE CAP      SMALL CAP
                                                                 GROWTH         GROWTH        GROWTH         GROWTH
                                                               PORTFOLIO*     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                                             -------------- -------------- -------------- --------------
ASSETS:
Investment Securities at Value (including $67,610, $94,641,
  $14,278 and $15,179 of securities on loan, respectively).. $    2,193,918 $      618,677 $      411,751 $      205,834
Temporary Cash Investments at Value & Cost..................             --            823             --             --
Collateral from Securities on Loan Invested in Affiliate at
  Value (including cost of $17,680, $61,254, $12,162 and
  $8,803)...................................................         17,682         61,260         12,163          8,804
Foreign Currencies at Value.................................             --             --            267            827
Cash........................................................             --             --          1,915             32
Receivables:................................................
   Investment Securities Sold...............................            970          2,258            763             --
   Dividends and Interest...................................          2,492            107          1,144            506
   Securities Lending Income................................             11             22              8             33
   Fund Shares Sold.........................................          1,266            264            214             95
Unrealized Gain on Foreign Currency Contracts...............             --             --              1             --
Prepaid Expenses and Other Assets...........................             16             17             15              6
                                                             -------------- -------------- -------------- --------------
       Total Assets.........................................      2,216,355        683,428        428,241        216,137
                                                             -------------- -------------- -------------- --------------
LIABILITIES:
Payables:...................................................
   Upon Return of Securities Loaned.........................         17,676         61,255         12,163          8,804
   Investment Securities Purchased..........................             --             --          1,797            273
   Fund Shares Redeemed.....................................          1,759            305             67             30
   Due to Advisor...........................................            286            180             42             77
   Line of Credit...........................................            194             --             --             --
Accrued Expenses and Other Liabilities......................            161             59             55             40
                                                             -------------- -------------- -------------- --------------
       Total Liabilities....................................         20,076         61,799         14,124          9,224
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    2,196,279 $      621,629 $      414,117 $      206,913
                                                             ============== ============== ============== ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE:
Institutional Class Shares --  based on net assets of
  $2,196,279; $621,629; $414,117 and $206,913 and shares
  outstanding of 99,266,231, 33,600,091, 31,127,542 and
  14,536,522, respectively.................................. $        22.13 $        18.50 $        13.30 $        14.23
                                                             ============== ============== ============== ==============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,000,000,000  1,000,000,000  1,000,000,000
                                                             ============== ============== ============== ==============
Investment Securities at Cost............................... $    1,473,343 $      502,554 $      336,623 $      186,261
                                                             ============== ============== ============== ==============
Foreign Currencies at Cost.................................. $           -- $           -- $          267 $          826
                                                             ============== ============== ============== ==============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    1,455,060 $      501,894 $      365,840 $      186,104
Total Distributable Earnings (Loss).........................        741,219        119,735         48,277         20,809
                                                             -------------- -------------- -------------- --------------
NET ASSETS.................................................. $    2,196,279 $      621,629 $      414,117 $      206,913
                                                             ============== ============== ============== ==============

--------
* See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                                      INTERNATIONAL INTERNATIONAL
                                                                        U.S. LARGE CAP U.S. SMALL CAP   LARGE CAP     SMALL CAP
                                                                            GROWTH         GROWTH        GROWTH        GROWTH
                                                                          PORTFOLIO#     PORTFOLIO#    PORTFOLIO#    PORTFOLIO#
                                                                        -------------- -------------- ------------- -------------
INVESTMENT INCOME
   Dividends (Net of Foreign Taxes Withheld of $0, $9, $829 and $485,
     respectively).....................................................    $ 41,754       $ 6,949       $  9,337       $ 4,730
   Income from Securities Lending......................................         178           402            134           465
                                                                           --------       -------       --------       -------
          Total Investment Income......................................      41,932         7,351          9,471         5,195
                                                                           --------       -------       --------       -------
FUND EXPENSES
   Investment Management Fees..........................................       3,511         2,081            883           944
   Accounting & Transfer Agent Fees....................................         398           128            105            68
   Custodian Fees......................................................          24            16             64            67
   Filing Fees.........................................................          58            44             32            25
   Shareholders' Reports...............................................          81            39             28            24
   Directors'/Trustees' Fees & Expenses................................          13             3              2             1
   Professional Fees...................................................          37            12             22             5
   Other...............................................................          68            19             21            17
                                                                           --------       -------       --------       -------
          Total Fund Expenses..........................................       4,190         2,342          1,157         1,151
                                                                           --------       -------       --------       -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived
     Fees Recovered by Advisor (Note C)................................         (59)           --            (97)         (112)
   Fees Paid Indirectly (Note C).......................................          --            --            (41)          (20)
                                                                           --------       -------       --------       -------
   Net Expenses........................................................       4,131         2,342          1,019         1,019
                                                                           --------       -------       --------       -------
   NET INVESTMENT INCOME (LOSS)........................................      37,801         5,009          8,452         4,176
                                                                           --------       -------       --------       -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net Realized Gain (Loss) on:
       Investment Securities Sold**....................................      20,486         3,817        (13,827)        1,160
       Affiliated Investment Companies Shares Sold.....................          --             3             --            --
       Futures.........................................................        (369)          (17)            57          (166)
       Foreign Currency Transactions...................................          --            --              6            39
   Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities and Foreign Currency......................     266,090        31,040         56,533        10,012
       Affiliated Investment Companies Shares..........................           1             5             --             1
       Translation of Foreign Currency-Denominated Amounts.............          --            --             11             5
                                                                           --------       -------       --------       -------
   NET REALIZED AND UNREALIZED GAIN (LOSS).............................     286,208        34,848         42,780        11,051
                                                                           --------       -------       --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........    $324,009       $39,857       $ 51,232       $15,227
                                                                           ========       =======       ========       =======

--------
** Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#  Portion of income is from investment in affiliated fund.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                           U.S. LARGE CAP         U.S. SMALL CAP    INTERNATIONAL LARGE  INTERNATIONAL SMALL
                                          GROWTH PORTFOLIO       GROWTH PORTFOLIO   CAP GROWTH PORTFOLIO CAP GROWTH PORTFOLIO
                                       ----------------------  -------------------  ------------------   ------------------
                                          YEAR        YEAR       YEAR       YEAR      YEAR       YEAR      YEAR       YEAR
                                          ENDED       ENDED      ENDED      ENDED     ENDED      ENDED     ENDED      ENDED
                                         OCT 31,     OCT 31,    OCT 31,    OCT 31,   OCT 31,    OCT 31,   OCT 31,    OCT 31,
                                          2019        2018       2019       2018      2019       2018      2019       2018
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income
     (Loss)........................... $ 37,801 $      35,040  $   5,009  $  4,543  $  8,452   $  7,757  $  4,176   $  4,019
   Net Realized Gain (Loss) on:
       Investment Securities
         Sold/*,** /..................     20,486      50,881      3,817    24,081   (13,827)     2,282     1,160      4,929
       Affiliated Investment
         Companies Shares
         Sold.........................         --          (5)         3        (6)       --         (1)       --         (1)
       Futures........................       (369)         --        (17)       --        57          1      (166)         9
       Foreign Currency
         Transactions.................         --          --         --        --         6       (119)       39        (31)
   Change in Unrealized
     Appreciation
     (Depreciation) of:
       Investment Securities
         and Foreign
         Currency.....................    266,090      94,207     31,040   (25,140)   56,533    (33,917)   10,012    (25,877)
       Affiliated Investment
         Companies Shares.............          1          (1)         5        (1)       --          1         1         --
       Translation of Foreign
         Currency-
         Denominated
         Amounts......................         --          --         --        --        11        (16)        5         (6)
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
          Net Increase
            (Decrease) in Net
            Assets Resulting
            from
            Operations................    324,009     180,122     39,857     3,477    51,232    (24,012)   15,227    (16,958)
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
Distributions:
       Institutional
         Class Shares.................    (83,596)    (37,696)   (27,282)   (9,615)   (8,124)    (7,557)   (8,491)    (8,314)
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
          Total
            Distributions.............    (83,596)    (37,696)   (27,282)   (9,615)   (8,124)    (7,557)   (8,491)    (8,314)
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
Capital Share Transactions (1):
   Shares Issued......................    391,891     481,639    146,659   165,165   141,959     72,856    68,690     54,391
   Shares Issued in Lieu of Cash
     Distributions....................     83,208      37,385     27,118     9,537     8,075      7,482     8,471      8,278
   Shares Redeemed....................   (480,675)   (345,263)  (156,489)  (84,935)  (91,327)   (59,263)  (59,511)   (32,640)
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
          Net Increase
            (Decrease) from
            Capital Share
            Transactions..............     (5,576)    173,761     17,288    89,767    58,707     21,075    17,650     30,029
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
          Total Increase
            (Decrease) in Net
            Assets....................    234,837     316,187     29,863    83,629   101,815    (10,494)   24,386      4,757
NET ASSETS
   Beginning of Year..................  1,961,442   1,645,255    591,766   508,137   312,302    322,796   182,527    177,770
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
   End of Year........................ $2,196,279  $1,961,442  $ 621,629  $591,766  $414,117   $312,302  $206,913   $182,527
                                       ==========  ==========  =========  ========  ========   ========  ========   ========
(1) SHARES ISSUED AND
  REDEEMED:
   Shares Issued......................     19,490      24,255      8,473     8,591    11,598      5,568     5,195      3,434
   Shares Issued in Lieu of Cash
     Distributions....................      4,371       1,876      1,691       508       644        580       655        534
   Shares Redeemed....................    (23,753)    (17,262)    (9,091)   (4,415)   (7,509)    (4,574)   (4,426)    (2,086)
                                       ----------  ----------  ---------  --------  --------   --------  --------   --------
          Net Increase
            (Decrease) from
            Shares Issued
            and
            Redeemed..................        108       8,869      1,073     4,684     4,733      1,574     1,424      1,882
                                       ==========  ==========  =========  ========  ========   ========  ========   ========

--------
* Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2019 of $0, $0, $0 and $0, respectively.
** Net of foreign capital gain taxes withheld for the fiscal year ended
   October 31, 2018 of $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                      DFA INVESTMENT DIMENSIONSGROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          U.S. LARGE CAP GROWTH PORTFOLIO
                                                             --------------------------------------------------------
                                                                YEAR        YEAR        YEAR        YEAR       YEAR
                                                                ENDED       ENDED       ENDED       ENDED      ENDED
                                                               OCT 31,     OCT 31,     OCT 31,     OCT 31,    OCT 31,
                                                                2019        2018        2017        2016       2015
                                                             ----------  ----------  ----------  ----------  --------
Net Asset Value, Beginning of Period........................ $    19.78  $    18.22  $    14.91  $    14.82  $  14.31
                                                             ----------  ----------  ----------  ----------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................       0.38        0.37        0.30        0.27      0.26
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................       2.81        1.59        3.30        0.17      0.56
                                                             ----------  ----------  ----------  ----------  --------
       Total from Investment Operations.....................       3.19        1.96        3.60        0.44      0.82
                                                             ----------  ----------  ----------  ----------  --------
Less Distributions:
-------------------
   Net Investment Income....................................      (0.35)      (0.35)      (0.29)      (0.27)    (0.24)
   Net Realized Gains.......................................      (0.49)      (0.05)         --       (0.08)    (0.07)
                                                             ----------  ----------  ----------  ----------  --------
       Total Distributions..................................      (0.84)      (0.40)      (0.29)      (0.35)    (0.31)
                                                             ----------  ----------  ----------  ----------  --------
Net Asset Value, End of Period.............................. $    22.13  $    19.78  $    18.22  $    14.91  $  14.82
                                                             ==========  ==========  ==========  ==========  ========
Total Return................................................      16.87%      10.72%      24.34%       3.00%     5.79%
                                                             ----------  ----------  ----------  ----------  --------
Net Assets, End of Period (thousands)....................... $2,196,279  $1,961,442  $1,645,255  $1,102,580  $737,537
Ratio of Expenses to Average Net Assets.....................       0.20%       0.19%       0.20%       0.20%     0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/ or Previously
  Waived Fees Recovered by Advisor).........................       0.20%       0.19%       0.19%       0.20%     0.20%
Ratio of Net Investment Income to Average Net Assets........       1.83%       1.83%       1.78%       1.86%     1.77%
Portfolio Turnover Rate.....................................         11%         19%         14%         14%       15%

                                                                      U.S. SMALL CAP GROWTH PORTFOLIO
                                                             ------------------------------------------------
                                                               YEAR      YEAR      YEAR      YEAR      YEAR
                                                               ENDED     ENDED     ENDED     ENDED     ENDED
                                                              OCT 31,   OCT 31,   OCT 31,   OCT 31,   OCT 31,
                                                               2019      2018      2017      2016      2015
                                                             --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period........................ $  18.19  $  18.25  $  14.66  $  14.74  $  14.30
                                                             --------  --------  --------  --------  --------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).............................     0.15      0.15      0.14      0.14      0.10
   Net Gains (Losses) on Securities (Realized and
     Unrealized)............................................     1.00      0.12      3.68      0.02      0.51
                                                             --------  --------  --------  --------  --------
       Total from Investment Operations.....................     1.15      0.27      3.82      0.16      0.61
                                                             --------  --------  --------  --------  --------
Less Distributions:
-------------------
   Net Investment Income....................................    (0.15)    (0.15)    (0.14)    (0.14)    (0.10)
   Net Realized Gains.......................................    (0.69)    (0.18)    (0.09)    (0.10)    (0.07)
                                                             --------  --------  --------  --------  --------
       Total Distributions..................................    (0.84)    (0.33)    (0.23)    (0.24)    (0.17)
                                                             --------  --------  --------  --------  --------
Net Asset Value, End of Period.............................. $  18.50  $  18.19  $  18.25  $  14.66  $  14.74
                                                             ========  ========  ========  ========  ========
Total Return................................................     7.04%     1.43%    26.15%     1.12%     4.31%
                                                             --------  --------  --------  --------  --------
Net Assets, End of Period (thousands)....................... $621,629  $591,766  $508,137  $319,024  $251,815
Ratio of Expenses to Average Net Assets.....................     0.39%     0.38%     0.39%     0.40%     0.40%
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/ or Previously
  Waived Fees Recovered by Advisor).........................     0.39%     0.38%     0.39%     0.39%     0.40%
Ratio of Net Investment Income to Average Net Assets........     0.84%     0.78%     0.85%     0.95%     0.70%
Portfolio Turnover Rate.....................................       24%       23%       27%       47%       16%

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                                             --------------------------------------------------
                                               YEAR      YEAR       YEAR      YEAR       YEAR
                                               ENDED     ENDED      ENDED     ENDED      ENDED
                                              OCT 31,   OCT 31,    OCT 31,   OCT 31,    OCT 31,
                                               2019      2018       2017      2016       2015
                                             --------  --------   --------  --------   --------
Net Asset Value, Beginning of Period........ $  11.83  $  13.00   $  10.78  $  11.19   $  11.68
                                             --------  --------   --------  --------   --------
Income from Investment Operations (A)
   Net Investment Income (Loss).............     0.30      0.30       0.27      0.27       0.28
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............     1.46     (1.18)      2.21     (0.43)     (0.43)
                                             --------  --------   --------  --------   --------
       Total from Investment Operations.....     1.76     (0.88)      2.48     (0.16)     (0.15)
                                             --------  --------   --------  --------   --------
Less Distributions:
-------------------
   Net Investment Income....................    (0.29)    (0.29)     (0.26)    (0.25)     (0.27)
   Net Realized Gains.......................       --        --         --        --      (0.07)
                                             --------  --------   --------  --------   --------
       Total Distributions..................    (0.29)    (0.29)     (0.26)    (0.25)     (0.34)
                                             --------  --------   --------  --------   --------
Net Asset Value, End of Period.............. $  13.30  $  11.83   $  13.00  $  10.78   $  11.19
                                             ========  ========   ========  ========   ========
Total Return................................    15.01%    (6.92%)    23.23%    (1.43%)    (1.29%)
                                             --------  --------   --------  --------   --------
Net Assets, End of Period (thousands)....... $414,117  $312,302   $322,796  $225,886   $168,129
Ratio of Expenses to Average Net Assets.....     0.29%     0.30%      0.30%     0.30%      0.30%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................     0.33%     0.30%      0.31%     0.33%      0.34%
Ratio of Net Investment Income to
  Average Net Assets........................     2.39%     2.30%      2.29%     2.47%      2.45%
Portfolio Turnover Rate.....................       20%       19%        21%       20%        37%

                                                 INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                                             ------------------------------------------------
                                               YEAR      YEAR       YEAR      YEAR     YEAR
                                               ENDED     ENDED      ENDED     ENDED    ENDED
                                              OCT 31,   OCT 31,    OCT 31,   OCT 31,  OCT 31,
                                               2019      2018       2017      2016     2015
                                             --------  --------   --------  --------  -------
Net Asset Value, Beginning of Period........ $  13.92  $  15.83   $  12.69  $  12.45  $ 11.98
                                             --------  --------   --------  --------  -------
Income from Investment Operations (A)
   Net Investment Income (Loss).............     0.30      0.33       0.28      0.25     0.28
   Net Gains (Losses) on Securities
     (Realized and Unrealized)..............     0.69     (1.53)      3.16      0.38     0.55
                                             --------  --------   --------  --------  -------
       Total from Investment Operations.....     0.99     (1.20)      3.44      0.63     0.83
                                             --------  --------   --------  --------  -------
Less Distributions:
-------------------
   Net Investment Income....................    (0.28)    (0.32)     (0.28)    (0.24)   (0.25)
   Net Realized Gains.......................    (0.40)    (0.39)     (0.02)    (0.15)   (0.11)
                                             --------  --------   --------  --------  -------
       Total Distributions..................    (0.68)    (0.71)     (0.30)    (0.39)   (0.36)
                                             --------  --------   --------  --------  -------
Net Asset Value, End of Period.............. $  14.23  $  13.92   $  15.83  $  12.69  $ 12.45
                                             ========  ========   ========  ========  =======
Total Return................................     7.64%    (8.00%)    27.49%     5.21%    7.09%
                                             --------  --------   --------  --------  -------
Net Assets, End of Period (thousands)....... $206,913  $182,527   $177,770  $118,697  $92,466
Ratio of Expenses to Average Net Assets.....     0.54%     0.55%      0.55%     0.55%    0.55%
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived
  Fees Recovered by Advisor and (Fees
  Paid Indirectly)).........................     0.61%     0.57%      0.63%     0.65%    0.67%
Ratio of Net Investment Income to
  Average Net Assets........................     2.21%     2.08%      1.97%     2.04%    2.24%
Portfolio Turnover Rate.....................       35%       30%        27%       29%      30%

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund offers one hundred and three operational portfolios, four of which, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios"), are included in this report. The remaining ninety-nine portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio (the "Domestic Equity Portfolios") and International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios' shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios use data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. FOREIGN CURRENCY TRANSLATION: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA

International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   4. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Cap Growth Portfolio.......................................... 0.17%
U.S. Small Cap Growth Portfolio.......................................... 0.35%
International Large Cap Growth Portfolio................................. 0.25%
International Small Cap Growth Portfolio................................. 0.50%

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolios, the Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the "Money Market Series") and its investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed below as a percentage of a class of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the applicable Expense Limitation Amount identified below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

   During the year ended October 31, 2019, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019 and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019 are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the Fee Waiver Agreement, prior year waived fees and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                           NET WAIVED FEES/
                                                           EXPENSES ASSUMED     PREVIOUSLY
                                              RECOVERY        (RECOVERED       WAIVED FEES/
                                EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                               LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES       AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------     ---------- ---------------- ----------------- -----------------
U.S. Large Cap Growth
  Portfolio...................    0.20%         $ 2              $ 59              $ 59
U.S. Small Cap Growth
  Portfolio...................    0.40%          --                --                --
International Large Cap
  Growth Portfolio............    0.30%          12                97               174
International Small Cap
  Growth Portfolio............    0.55%           1               112               280

EARNED INCOME CREDIT:

   Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio's net assets. During the year ended October 31, 2019, expenses reduced were as follows (amounts in thousands):

                                                                          FEES PAID
                                                                          INDIRECTLY
                                                                          ----------
International Large Cap Growth Portfolio.................................    $41
International Small Cap Growth Portfolio.................................     20

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Cap Growth Portfolio............................................. $19
U.S. Small Cap Growth Portfolio............................................. $ 6
International Large Cap Growth Portfolio....................................   4
International Small Cap Growth Portfolio....................................   2

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios made the following purchases and sales of investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands):

                                                   OTHER INVESTMENT SECURITIES
                                                   ---------------------------
                                                   PURCHASES        SALES
                                                   ---------        --------
U.S. Large Cap Growth Portfolio................... $217,366       $261,413
U.S. Small Cap Growth Portfolio...................  151,541        141,475
International Large Cap Growth Portfolio..........  127,051         68,596
International Small Cap Growth Portfolio..........   81,173         65,631

   There were no purchases or sales of long-term U.S. government securities.

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                     CHANGE IN
                     BALANCE AT                       NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                     OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                        2018      AT COST  FROM SALES   ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                     ----------- --------- ---------- ------------ ------------- ----------- ------------ -------- -------------
U.S. LARGE CAP
  GROWTH PORTFOLIO
The DFA Short Term
  Investment Fund     $ 78,983   $424,672   $485,974       --           $ 1        $17,682      1,528      $1,169       --
                      --------   --------   --------      ---           ---        -------      -----      ------       --
TOTAL                 $ 78,983   $424,672   $485,974       --           $ 1        $17,682      1,528      $1,169       --
                      ========   ========   ========      ===           ===        =======      =====      ======       ==

U.S. SMALL CAP
  GROWTH PORTFOLIO
The DFA Short Term
  Investment Fund     $111,832   $268,666   $319,246      $ 3           $ 5        $61,260      5,294      $2,168       --
                      --------   --------   --------      ---           ---        -------      -----      ------       --
TOTAL                 $111,832   $268,666   $319,246      $ 3           $ 5        $61,260      5,294      $2,168       --
                      ========   ========   ========      ===           ===        =======      =====      ======       ==

INTERNATIONAL LARGE
  CAP GROWTH
  PORTFOLIO
The DFA Short Term
  Investment Fund     $ 18,549   $142,346   $148,732       --            --        $12,163      1,051      $  293       --
                      --------   --------   --------      ---           ---        -------      -----      ------       --
TOTAL                 $ 18,549   $142,346   $148,732       --            --        $12,163      1,051      $  293       --
                      ========   ========   ========      ===           ===        =======      =====      ======       ==

                                                                   CHANGE IN
                     BALANCE AT            PROCEEDS NET REALIZED  UNREALIZED   BALANCE AT  SHARES AS OF
                     OCTOBER 31, PURCHASES   FROM   GAIN/(LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                        2018      AT COST   SALES     ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                     ----------- --------- -------- ------------ ------------- ----------- ------------ -------- -------------
INTERNATIONAL SMALL
  CAP GROWTH
  PORTFOLIO
The DFA Short Term
  Investment Fund      $10,695    $42,197  $44,089       --           $1         $8,804        761        $239        --
                       -------    -------  -------       --           --         ------        ---        ----        --
TOTAL                  $10,695    $42,197  $44,089       --           $1         $8,804        761        $239        --
                       =======    =======  =======       ==           ==         ======        ===        ====        ==

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                          NET INVESTMENT
                                            INCOME AND
                                            SHORT-TERM     LONG-TERM   TAX EXEMPT
                                          CAPITAL GAINS  CAPITAL GAINS   INCOME    TOTAL
                                          -------------- ------------- ---------- -------
U.S. Large Cap Growth Portfolio..........
2018.....................................    $33,295        $ 4,401        --     $37,696
2019.....................................     34,952         48,644        --      83,596
U.S. Small Cap Growth Portfolio
2018.....................................      4,421          5,194        --       9,615
2019.....................................      4,838         22,444        --      27,282
International Large Cap Growth Portfolio
2018.....................................      7,557             --        --       7,557
2019.....................................      8,124             --        --       8,124
International Small Cap Growth Portfolio
2018.....................................      3,861          4,453        --       8,314
2019.....................................      3,742          4,749        --       8,491

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                   NET INVESTMENT
                                                     INCOME AND
                                                     SHORT-TERM     LONG-TERM
                                                   CAPITAL GAINS  CAPITAL GAINS  TOTAL
                                                   -------------- ------------- -------
U.S. Large Cap Growth Portfolio...................    $(2,728)           --     $(2,728)
U.S. Small Cap Growth Portfolio...................       (163)        $(200)       (363)
International Large Cap Growth Portfolio..........       (306)           --        (306)
International Small Cap Growth Portfolio..........       (271)           --        (271)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                           UNDISTRIBUTED                                               TOTAL NET
                                           NET INVESTMENT                                            DISTRIBUTABLE
                                             INCOME AND   UNDISTRIBUTED                 UNREALIZED     EARNINGS
                                             SHORT-TERM     LONG-TERM   CAPITAL LOSS   APPRECIATION  (ACCUMULATED
                                           CAPITAL GAINS  CAPITAL GAINS CARRYFORWARDS (DEPRECIATION)    LOSSES)
                                           -------------- ------------- ------------- -------------- -------------
U.S. Large Cap Growth Portfolio...........      $523         $20,125            --       $720,590      $741,238
U.S. Small Cap Growth Portfolio...........        --           3,449            --        116,292       119,741
International Large Cap Growth Portfolio..       546              --      $(27,210)        74,944        48,280
International Small Cap Growth Portfolio..       339             975            --         19,497        20,811

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

                                                                       UNLIMITED  TOTAL
                                                                       --------- -------
U.S. Large Cap Growth Portfolio.......................................       --       --
U.S. Small Cap Growth Portfolio.......................................       --       --
International Large Cap Growth Portfolio..............................  $27,210  $27,210
International Small Cap Growth Portfolio..............................       --       --

   During the year ended October 31, 2019, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                       NET
                                                                    UNREALIZED
                          FEDERAL TAX  UNREALIZED    UNREALIZED    APPRECIATION
                             COST     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                          ----------- ------------ -------------- --------------
U.S. Large Cap Growth
  Portfolio.............. $1,491,011    $749,357      $(28,768)      $720,589
U.S. Small Cap Growth
  Portfolio..............    564,468     149,904       (33,611)       116,293

                                                                     NET
                                                                  UNREALIZED
                           FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                           TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                           -------- ------------ -------------- --------------
 International Large Cap
   Growth Portfolio....... $348,963   $86,428       $(11,475)      $74,953
 International Small Cap
   Growth Portfolio.......  195,141    33,967        (14,471)       19,496

   The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, net mark-to-market gain/loss on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal periods remain subject to examination by the Internal Revenue Service.

G. FINANCIAL INSTRUMENTS:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. FOREIGN MARKET RISKS: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the International Equity Portfolios may be inhibited.

DERIVATIVE FINANCIAL INSTRUMENTS:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. FUTURES CONTRACTS: The Portfolios listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolios. The Portfolios, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to equal to the minimum "initial margin" requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolios to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2019 was as follows (amount in thousands):

                                                                       FUTURES**
                                                                       ---------
International Small Cap Growth Portfolio..............................   $662

** Average Notional Value of contracts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the year ended October 31, 2019 (amounts in thousands):

                                                             REALIZED GAIN (LOSS) ON
                                                                  DERIVATIVES
                                                             ---------------------
                                                                         EQUITY
                                                             TOTAL   CONTRACTS *,(1)
                                                             -----   ---------------
U.S. Large Cap Growth Portfolio............................. $(369)       $(369)
U.S. Small Cap Growth Portfolio.............................   (17)         (17)
International Large Cap Growth Portfolio....................    57           57
International Small Cap Growth Portfolio....................  (166)        (166)

(1)Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures

* As of October 31, 2019, there were no futures contracts outstanding. During the year ended October 31, 2019, the Portfolios had limited activity in futures contracts.

H. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                WEIGHTED      WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                 AVERAGE      AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                              INTEREST RATE LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                                              ------------- ------------ ------------ -------- --------------- ----------------
U.S. Large Cap Growth Portfolio..............     2.98%        $2,169         97        $18        $12,334           $194
U.S. Small Cap Growth Portfolio..............     2.95%         1,582         24          3          7,614             --
International Large Cap Growth Portfolio.....     3.04%         1,080         36          3          3,407             --
International Small Cap Growth Portfolio.....     2.96%         1,169         41          4          5,935             --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business days' notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

I. AFFILIATED TRADES:

   Cross trades for the year ended October 31, 2019, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the "1940 Act"). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

   For the year ended October 31, 2019, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

PORTFOLIO                                     PURCHASES  SALES  REALIZED GAIN (LOSS)
---------                                     --------- ------- --------------------
U.S. Large Cap Growth Portfolio..............  $28,195  $71,327       $ 10,348
U.S. Small Cap Growth Portfolio..............   36,006   41,356        (15,725)
International Large Cap Growth Portfolio.....   14,300   16,758         (2,913)
International Small Cap Growth Portfolio.....    4,504    7,429           (601)

J. SECURITIES LENDING:

   As of October 31, 2019, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Additionally, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

                                                                      NON-CASH
                                                                     COLLATERAL
                                                                       MARKET
                                                                       VALUE
                                                                     ----------
U.S. Large Cap Growth Portfolio.....................................  $51,484
U.S. Small Cap Growth Portfolio.....................................   35,770
International Large Cap Growth Portfolio............................    2,739
International Small Cap Growth Portfolio............................    7,708

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

   Subject to its stated investment policies, a Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, a Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

   The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019:

                                          REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS AS OF
                                                            OCTOBER 31, 2019
                                          ----------------------------------------------------
                                          OVERNIGHT AND              BETWEEN
                                           CONTINUOUS     <30 DAYS 30 & 90 DAYS >90 DAYS  TOTAL
                                          -------------   -------- ------------ -------- -------
SECURITIES LENDING TRANSACTIONS
U.S. LARGE CAP GROWTH PORTFOLIO
   Common Stocks.........................    $17,676         --         --         --    $17,676
U.S. SMALL CAP GROWTH PORTFOLIO
   Common Stocks.........................     61,255         --         --         --     61,255
INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
   Common Stocks.........................     12,163         --         --         --     12,163
INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
   Common Stocks.........................      8,804         --         --         --      8,804

K. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

M. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                 APPROXIMATE
                                                                  PERCENTAGE
                                                    NUMBER OF   OF OUTSTANDING
                                                   SHAREHOLDERS     SHARES
                                                   ------------ --------------
U.S. Large Cap Growth Portfolio...................      3             78%

                                                                 APPROXIMATE
                                                                  PERCENTAGE
                                                    NUMBER OF   OF OUTSTANDING
                                                   SHAREHOLDERS     SHARES
                                                   ------------ --------------
U.S. Small Cap Growth Portfolio...................      4             79%
International Large Cap Growth Portfolio..........      3             87%
International Small Cap Growth Portfolio..........      3             85%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, or results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

N. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                                               OTHER
                                                                                                           DIRECTORSHIPS
                                                                                         PORTFOLIOS          OF PUBLIC
                                 TERM OF OFFICE/1/                                      WITHIN THE DFA       COMPANIES
NAME, ADDRESS                      AND LENGTH       PRINCIPAL OCCUPATION DURING PAST 5  FUND COMPLEX/2/     HELD DURING
AND YEAR OF BIRTH      POSITION    OF SERVICE                     YEARS                   OVERSEEN          PAST 5 YEARS
-----------------      --------- ----------------   ----------------------------------- ---------------  -------------------
George M.              Director    Since 1983       Leo Melamed Professor of            128 portfolios   None
Constantinides                                      Finance, University of Chicago      in 4
University of Chicago                               Booth School of Business (since     investment
Booth School of                                     1978).                              companies
Business 5807 S.
Woodlawn Avenue
Chicago, IL 60637

1947

Douglas W. Diamond     Director    Since 2017       Merton H. Miller Distinguished      128 portfolios   None
c/o Dimensional Fund                                Service Professor of Finance,       in 4
Advisors LP 6300                                    University of Chicago Booth         investment
Bee Cave Road,                                      School of Business (since 1988).    companies
Building One Austin,                                Visiting Scholar, Federal Reserve
TX 78746                                            Bank of Richmond (since 1990).
                                                    Formerly, Fischer Black Visiting
1953                                                Professor of Financial Economics,
                                                    Alfred P. Sloan School of
                                                    Management, Massachusetts
                                                    Institute of Technology (2015 to
                                                    2016).

Darrell Duffie         Director    Since March      Dean Witter Distinguished           128 portfolios   Formerly,
c/o Dimensional Fund               2019             Professor of Finance, Graduate      in 4             Director,
Advisors LP 6300                                    School of Business, Stanford        investment       Moody's
Bee Cave Road,                                      University (since 1984).            companies        Corporation
Building One Austin,                                                                                     (financial
TX 78746                                                                                                 information and
                                                                                                         information
1954                                                                                                     technology)
                                                                                                         (2008-April
                                                                                                         2018).

Roger G. Ibbotson      Director    Since 1981       Professor in Practice Emeritus of   128 portfolios   None
Yale School of                                      Finance, Yale School of             in 4
Management P.O.                                     Management (since 1984).            investment
Box 208200 New                                      Chairman and Partner, Zebra         companies
Haven, CT 06520-                                    Capital Management, LLC (hedge
8200                                                fund and asset manager) (since
                                                    2001). Formerly, Consultant to
1943                                                Morningstar, Inc. (2006 - 2016).

Edward P. Lazear       Director    Since 2010       Distinguished Visiting Fellow,      128 portfolios   None
Stanford University                                 Becker Friedman Institute for       in 4
Graduate School of                                  Research in Economics,              investment
Business Knight                                     University of Chicago (since        companies
Management Center,                                  2015). Morris Arnold Cox Senior
E346 Stanford, CA                                   Fellow, Hoover Institution (since
94305                                               2002). Davies Family Professor of
                                                    Economics, Graduate School of
1948                                                Business, Stanford University
                                                    (since 1995). Cornerstone
                                                    Research (expert testimony and
                                                    economic and financial analysis)
                                                    (since 2009).

Myron S. Scholes       Director    Since 1981       Chief Investment Strategist, Janus  128 portfolios   Formerly, Adviser,
c/o Dimensional Fund                                Henderson Investors (since 2014).   in 4             Kuapay, Inc.
Advisors LP 6300                                    Frank E. Buck Professor of          investment       (2013-2014).
Bee Cave Road,                                      Finance, Emeritus, Graduate         companies        Formerly,
Building One Austin,                                School of Business, Stanford                         Director,
TX 78746                                            University (since 1981).                             American
                                                                                                         Century Fund
1941                                                                                                     Complex
                                                                                                         (registered
                                                                                                         investment
                                                                                                         companies) (43
                                                                                                         Portfolios)
                                                                                                         (1980-2014).

                                                                                                               OTHER
                                                                                                           DIRECTORSHIPS
                                                                                         PORTFOLIOS          OF PUBLIC
                                 TERM OF OFFICE/1/                                      WITHIN THE DFA       COMPANIES
NAME, ADDRESS                      AND LENGTH       PRINCIPAL OCCUPATION DURING PAST 5  FUND COMPLEX/2/     HELD DURING
AND YEAR OF BIRTH      POSITION    OF SERVICE                     YEARS                   OVERSEEN          PAST 5 YEARS
-----------------      --------- ----------------   ----------------------------------- ---------------  -------------------
Abbie J. Smith         Director    Since 2000       Boris and Irene Stern               128 portfolios   Director (since
University of Chicago                               Distinguished Service Professor of  in 4             2000) and
Booth School of                                     Accounting, University of           investment       formerly, Lead
Business 5807 S.                                    Chicago Booth School of Business    companies        Director (2014-
Woodlawn Avenue                                     (since 1980).                                        2017), HNI
Chicago, IL 60637                                                                                        Corporation
                                                                                                         (office
1953                                                                                                     furniture);
                                                                                                         Director, Ryder
                                                                                                         System Inc.
                                                                                                         (transportation,
                                                                                                         logistics and
                                                                                                         supply-chain
                                                                                                         management)
                                                                                                         (since 2003); and
                                                                                                         Trustee, UBS
                                                                                                         Funds (3
                                                                                                         investment
                                                                                                         companies
                                                                                                         within the fund
                                                                                                         complex) (19
                                                                                                         portfolios) (since
                                                                                                         2009).

Ingrid M. Werner       Director    Since March      Martin and Andrew Murrer            128 portfolios   Director, Fourth
c/o Dimensional Fund               2019             Professor of Finance, Fisher        in 4             Swedish AP
Advisors LP 6300                                    College of Business, The Ohio       investment       Fund (pension
Bee Cave Road,                                      State University (since 1998).      companies        fund asset
Building One Austin,                                Adjunct Member, the Prize                            management)
TX 78746                                            Committee for the Swedish                            (since 2017).
                                                    Riksbank Prize in Economic
1961                                                Sciences in Memory of Alfred
                                                    Nobel (annual award for
                                                    significant scientific research
                                                    contribution) (since January
                                                    2018). President, Western Finance
                                                    Association (global association of
                                                    academic researchers and
                                                    practitioners in finance) (since
                                                    June 2018). Director, American
                                                    Finance Association (global
                                                    association of academic
                                                    researchers and practitioners in
                                                    finance) (since January 2019).
                                                    Member, Economic Advisory
                                                    Committee, FINRA (since 2017).
                                                    Chairman, Scientific Advisory
                                                    Board, Swedish House of Finance
                                                    (institute supporting academic
                                                    research in finance) (since 2014).
                                                    Member, Scientific Board, Danish
                                                    Finance Institute (institute
                                                    supporting academic research in
                                                    finance) (since 2017). Member,
                                                    Academic Board, Mistra Financial
                                                    Systems (organization funding
                                                    academic research on
                                                    environment, governance and
                                                    climate/sustainability in finance)
                                                    (since 2016). Fellow, Center for
                                                    Analytical Finance (academic
                                                    research) (since 2015). Associate
                                                    Editor, Journal of Finance (since
                                                    2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                        PORTFOLIOS
                                TERM OF                                                 WITHIN THE     OTHER DIRECTORSHIPS
NAME, ADDRESS                  OFFICE/1 /                                                DFA FUND      OF PUBLIC COMPANIES
AND YEAR OF                    AND LENGTH                                               COMPLEX/2/     HELD DURING PAST 5
BIRTH                POSITION  OF SERVICE  PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN            YEARS
-------------        --------- ----------- -----------------------------------------  ---------------- -------------------
David G. Booth       Chairman  Since 1981  Chairman, Director/Trustee, and formerly,  128 portfolios          None
6300 Bee Cave Road,  and                   President and Co-Chief Executive Officer   in 4 investment
Building One         Director              (each until March 2017) of Dimensional     companies
Austin, TX                                 Emerging Markets Value Fund ("DEM"),
78746                                      DFAIDG, Dimensional Investment Group Inc.
                                           ("DIG") and The DFA Investment Trust
1946                                       Company ("DFAITC"). Executive Chairman,
                                           and formerly, President and Co-Chief
                                           Executive Officer (each until February
                                           2017) of Dimensional Holdings Inc.,
                                           Dimensional Fund Advisors LP, Dimensional
                                           Investment LLC and DFA Securities LLC
                                           (collectively with DEM, DFAIDG, DIG and
                                           DFAITC, the "DFA Entities"). Formerly,
                                           Chairman and Director (2009-2018) and
                                           Co-Chief Executive Officer (2010 - June
                                           2017) of Dimensional Fund Advisors Canada
                                           ULC. Trustee, University of Chicago
                                           (since 2002). Trustee, University of
                                           Kansas Endowment Association (since
                                           2005). Formerly, Director of Dimensional
                                           Fund Advisors Ltd. (2002 - July 2017),
                                           DFA Australia Limited (1994 - July 2017),
                                           Dimensional Advisors Ltd. (2012 - July
                                           2017), Dimensional Funds plc (2006 - July
                                           2017) and Dimensional Funds II plc (2006
                                           - July 2017). Formerly, Director and
                                           President of Dimensional Japan Ltd. (2012
                                           - April 2017). Formerly, President,
                                           Dimensional SmartNest (US) LLC
                                           (2009-2014); and Limited Partner, VSC
                                           Investors, LLC (2007-2015). Formerly,
                                           Chairman, Director, President and Co-
                                           Chief Executive Officer of Dimensional
                                           Cayman Commodity Fund I Ltd.
                                           (2010-September 2017).

   1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.

   2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF OFFICE/1/
NAME AND YEAR OF                        AND LENGTH OF
BIRTH                  POSITION            SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  -------------------- ----------------   ----------------------------------------
Valerie A. Brown  Vice President and     Since 2001        Vice President and Assistant
1967              Assistant Secretary                      Secretary of

                                                              .  all the DFA Entities (since
                                                                 2001)

                                                              .  DFA Australia Limited (since
                                                                 2002)

                                                              .  Dimensional Fund Advisors Ltd.
                                                                 (since 2002)

                                                              .  Dimensional Cayman Commodity
                                                                 Fund I Ltd. (since 2010)

                                                              .  Dimensional Fund Advisors Pte.
                                                                 Ltd. (since 2012)

                                                              .  Dimensional Hong Kong Limited
                                                                 (since 2012)

                                                           Director, Vice President and
                                                           Assistant Secretary (since 2003) of

                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC

Ryan P. Buechner  Vice President and   Since September     Vice President and Assistant
1982              Assistant Secretary       2019           Secretary of

                                                              .  DFAIDG, DIG, DFAITC and DEM
                                                                 (since September 2019)

                                                           Vice President (since January 2018) of

                                                              .  Dimensional Holdings Inc.

                                                              .  Dimensional Fund Advisors LP

                                                              .  Dimensional Investment LLC

                                                              .  DFA Securities LLC

David P. Butler   Co-Chief               Since 2017        Co-Chief Executive Officer (since
1964              Executive Officer                        2017) of

                                                              .  all the DFA entities

                                                           Director (since 2017) of

                                                              .  Dimensional Holdings Inc.

                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC

                                                              .  Dimensional Japan Ltd.

                                                              .  Dimensional Advisors Ltd.

                                                              .  Dimensional Fund Advisors Ltd.

                                                              .  DFA Australia Limited

                                                           Director and Co-Chief Executive
                                                           Officer (since 2017) of

                                                              .  Dimensional Cayman Commodity
                                                                 Fund I Ltd.

                                                           Head of Global Financial Advisor
                                                           Services (since 2007) for

                                                              .  Dimensional Fund Advisors LP

                                                           Formerly, Vice President (2007 -
                                                           2017) of

                                                              .  all the DFA Entities

Stephen A. Clark  Executive Vice         Since 2017        Executive Vice President (since 2017)
1972              President                                of

                                                              .  all the DFA entities

                                                           Director and Vice President (since
                                                           2016) of

                                                              .  Dimensional Japan Ltd.

                                                           President and Director (since 2016) of

                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC

                                                           Vice President (since 2008) and
                                                           Director (since 2016) of

                                                              .  DFA Australia Limited

                                                           Director (since 2016) of

                                                              .  Dimensional Advisors Ltd.

                                                              .  Dimensional Fund Advisors Pte.
                                                                 Ltd.

                                                              .  Dimensional Hong Kong Limited

                                                           Vice President (since 2016) of

                                                              .  Dimensional Fund Advisors Pte.
                                                                 Ltd.

                                                           Formerly, Vice President (2004 -
                                                           2017) of

                                                              .  all the DFA Entities

                                                           Formerly, Vice President (2010 -
                                                           2016) of

                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC

                                                           Formerly, Head of Institutional,
                                                           North America (2012 - 2013) and Head
                                                           of Global Institutional Services
                                                           (2014-2018) for

                                                              .  Dimensional Fund Advisors LP

                                        TERM OF OFFICE/1/
NAME AND YEAR OF                         AND LENGTH OF
BIRTH                   POSITION            SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------   -------------------- ----------------   ----------------------------------------
Christopher S.     Vice President and     Since 2004        Vice President and Global Chief
Crossan            Global Chief                             Compliance Officer (since 2004) of
1965               Compliance
                   Officer                                     .  all the DFA Entities

                                                               .  DFA Australia Limited

                                                               .  Dimensional Fund Advisors Ltd.

                                                            Chief Compliance Officer (since 2006)
                                                            and Chief Privacy Officer (since
                                                            2015) of

                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC

                                                            Chief Compliance Officer of

                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd. (since 2012)

                                                               .  Dimensional Japan Ltd. (since
                                                                  2017)

                                                            Formerly, Vice President and Global
                                                            Chief Compliance Officer (2010 -
                                                            2014) for

                                                               .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,      Vice President      Vice President, Chief Financial
1958               Chief Financial      since 2015 and      Officer, and Treasurer (since 2016) of
                   Officer, and         Chief Financial
                   Treasurer              Officer and          .  all the DFA Entities
                                        Treasurer since
                                             2016              .  Dimensional Advisors Ltd.

                                                               .  Dimensional Fund Advisors Ltd.

                                                               .  Dimensional Hong Kong Limited

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.

                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC

                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd.

                                                               .  DFA Australia Limited

                                                            Director (since 2016) for

                                                               .  Dimensional Funds plc

                                                               .  Dimensional Funds II plc

                                                            Formerly, interim Chief Financial
                                                            Officer and interim Treasurer
                                                            (2016) of

                                                               .  all the DFA Entities

                                                               .  Dimensional Fund Advisors LP

                                                               .  Dimensional Fund Advisors Ltd.

                                                               .  DFA Australia Limited

                                                               .  Dimensional Advisors Ltd.

                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd.

                                                               .  Dimensional Hong Kong Limited

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.

                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC

                                                            Formerly, Controller (2015 - 2016) of

                                                               .  all the DFA Entities

                                                               .  Dimensional Fund Advisors LP

                                                            Formerly, Vice President (2008 -
                                                            2015) of

                                                               .  T. Rowe Price Group, Inc.

                                                            Formerly, Director of Investment
                                                            Treasury and Treasurer (2008 - 2015)
                                                            of

                                                               .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President         Since 2004        Vice President (since 2004) and
1973                                                        Assistant Secretary (2017-2019) of

                                                               .  all the DFA Entities

                                                            Vice President and Assistant
                                                            Secretary (since 2010) of

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.

Joy Lopez          Vice President and   Vice President      Vice President (since 2015) of
1971               Assistant Treasurer  since 2015 and
                                           Assistant           .  all the DFA Entities
                                        Treasurer since
                                             2017           Assistant Treasurer (since 2017) of

                                                               .  the DFA Fund Complex

                                                            Formerly, Senior Tax Manager (2013 -
                                                            2015) for

                                                               .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President         Since 2010        Vice President (since 2010) of
1972
                                                               .  all the DFA Entities

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.

Catherine L.       President and        President since     President (since 2017) of
Newell             General Counsel         2017 and
1964                                    General Counsel        .  the DFA Fund Complex
                                          since 2001
                                                            General Counsel (since 2001) of

                                                               .  All the DFA Entities

                                                            Executive Vice President (since 2017)
                                                            and Secretary (since 2000) of

                                        TERM OF OFFICE/1/
NAME AND YEAR OF                         AND LENGTH OF
BIRTH                    POSITION           SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------    ------------------- ----------------   ----------------------------------------
                                                               .  Dimensional Fund Advisors LP

                                                               .  Dimensional Holdings Inc.

                                                               .  DFA Securities LLC

                                                               .  Dimensional Investment LLC

                                                            Director (since 2002), Vice President
                                                            (since 1997) and Secretary (since
                                                            2002) of

                                                               .  DFA Australia Limited

                                                               .  Dimensional Fund Advisors Ltd.

                                                            Vice President and Secretary of

                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC (since 2003)

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd. (since 2010)

                                                               .  Dimensional Japan Ltd. (since
                                                                  2012)

                                                               .  Dimensional Advisors Ltd
                                                                  (since 2012)

                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd. (since 2012)

                                                            Director of

                                                               .  Dimensional Funds plc (since
                                                                  2002)

                                                               .  Dimensional Funds II plc
                                                                  (since 2006)

                                                               .  Director of Dimensional Japan
                                                                  Ltd. (since 2012)

                                                               .  Dimensional Advisors Ltd.
                                                                  (since 2012)

                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd. (since 2012)

                                                               .  Dimensional Hong Kong Limited
                                                                  (since 2012)

                                                            Formerly, Vice President and
                                                            Secretary (2010 - 2014) of

                                                               .  Dimensional SmartNest (US) LLC

                                                            Formerly, Vice President (1997 -
                                                            2017) and Secretary (2000 - 2017) of

                                                               .  the DFA Fund Complex

                                                            Formerly, Vice President of

                                                               .  Dimensional Fund Advisors LP
                                                                  (1997 - 2017)

                                                               .  Dimensional Holdings Inc.
                                                                  (2006 - 2017)

                                                               .  DFA Securities LLC (1997 -
                                                                  2017)

                                                               .  Dimensional Investment LLC
                                                                  (2009 - 2017)

Selwyn Notelovitz   Vice President and    Since 2013        Vice President and Deputy Chief
1961                Deputy Chief                            Compliance Officer of
                    Compliance
                    Officer                                    .  the DFA Fund Complex (since
                                                                  2013)

                                                               .  Dimensional Fund Advisors LP
                                                                  (since 2012)

Carolyn L. O        Vice President and  Vice President      Vice President (since 2010) and
1974                Secretary           since 2010 and      Secretary (since 2017) of
                                        Secretary since
                                             2017              .  the DFA Fund Complex

                                                            Vice President (since 2010) and
                                                            Assistant Secretary (since 2016) of

                                                               .  Dimensional Fund Advisors LP

                                                               .  Dimensional Holdings Inc.

                                                               .  Dimensional Investment LLC

                                                            Vice President of

                                                               .  DFA Securities LLC (since 2010)

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd. (since 2010)

                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief               Co-Chief         Co-Chief Executive Officer and Chief
1976                Executive Officer      Executive        Investment Officer (since 2017) of
                    and Chief             Officer and
                    Investment Officer       Chief             .  all the DFA Entities
                                          Investment
                                         Officer since         .  Dimensional Fund Advisors
                                             2017                 Canada ULC

                                                            Director, Chief Investment Officer
                                                            and Vice President (since 2017) of

                                                               .  DFA Australia Limited

                                                            Chief Investment Officer (since 2017)
                                                            and Vice President (since 2016) of

                                                               .  Dimensional Japan Ltd.

                                                            Director, Co-Chief Executive Officer
                                                            and Chief Investment Officer (since
                                                            2017) of

                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.
                                                            Director of

                                                               .  Dimensional Funds plc (since
                                                                  2014)

                                                               .  Dimensional Fund II plc (since
                                                                  2014)

                                                               .  Dimensional Holdings Inc.
                                                                  (since 2017)

                                                            Formerly, Co-Chief Investment Officer
                                                            of

                                                               .  Dimensional Japan Ltd. (2016 -
                                                                  2017)

                            TERM OF OFFICE/1/
NAME AND YEAR OF             AND LENGTH OF
BIRTH             POSITION      SERVICE        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------  --------  ----------------   ----------------------------------------
                                                   .  DFA Australia Limited (2014 -
                                                      2017)

                                                Formerly, Executive Vice President
                                                (2017) and Co-Chief Investment
                                                Officer (2014 - 2017) of

                                                   .  all the DFA Entities

                                                Formerly, Vice President (2007 -
                                                2017) of

                                                   .  all the DFA Entities

                                                Formerly, Vice President and Co-Chief
                                                Investment Officer (2014 - 2017) of

                                                   .  Dimensional Fund Advisors
                                                      Canada ULC

                                                Formerly, Director (2017 - 2018) of

                                                   .  Dimensional Fund Advisors Pte.
                                                      Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                        QUALIFYING
                                                                                                            FOR
                               NET                                                                       CORPORATE
                           INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DFA INVESTMENT               INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.     DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------     ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
U.S. Large Cap Growth
  Portfolio..............       41%          --            59%         --         --          100%          100%        100%
U.S. Small Cap Growth
  Portfolio..............       18%          --            82%         --         --          100%          100%        100%
International Large Cap
  Growth Portfolio.......      100%          --            --          --         --          100%           --         100%
International Small Cap
  Growth Portfolio.......       45%          --            55%         --         --          100%           --         100%

                                                                        QUALIFYING
                                                                          SHORT-
                              U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT             GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.     INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------     ------------ ---------- ---------- ---------- ----------
U.S. Large Cap Growth
  Portfolio..............      --          --         --         --         --
U.S. Small Cap Growth
  Portfolio..............      --          --         --          1%        --
International Large Cap
  Growth Portfolio.......      --           7%       100%        --         --
International Small Cap
  Growth Portfolio.......      --           4%       100%        --         --

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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

 LOGO                                                           DFA103119-041A
                                                                      00237503

                                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL RETIREMENT INCOME FUND

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

/s/ David P. Butler                      /s/ Gerard K. O'Reilly
-------------------------------------    -------------------------------------
DAVID P. BUTLER                          GERARD K. O'REILLY
Co-Chief Executive Officer               Co-Chief Executive Officer and
                                         Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES....................................   1
   Performance Charts.........................................................   2
   Management's Discussion and Analysis.......................................   3
   Disclosure of Fund Expenses................................................   7
   Disclosure of Portfolio Holdings...........................................   8
   Schedule of Investments
       Dimensional Retirement Income Fund.....................................   9
   Statement of Assets and Liabilities........................................  10
   Statement of Operations....................................................  11
   Statements of Changes in Net Assets........................................  12
   Financial Highlights.......................................................  13
   Notes to Financial Statements..............................................  14
   Report of Independent Registered Public Accounting Firm....................  21
FUND MANAGEMENT...............................................................  22
   Board of Directors or Trustees Table.......................................  23
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...................................  30
NOTICE TO SHAREHOLDERS........................................................  31

This report is submitted for the information of the Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULE OF INVESTMENTS
-----------------------

Investment Footnotes

   +     See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

   (A)   Computed using average shares outstanding.
   (B)   Non-Annualized
   (C)   Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.
   (D)   Annualized
   (E)   Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --    Amounts designated as -- are either zero or rounded to zero.
   SEC   Securities and Exchange Commission
   (a)   Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------

DIMENSIONAL RETIREMENT INCOME FUND VS.
S&P GLOBAL BMI INDEX (NET DIVIDENDS),
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]

                                                              FTSE World
              Dimensional                               Government Bond Index,
              Retirement          S&P Global BMI     1-3 Years, Currency-Hedged
              Income Fund        Index (net div.)            in USD Terms
            ---------------      ----------------    --------------------------
2-Nov-2015       $10,000                $10,000                $10,000
Nov-2015          $9,970                 $9,887                 $9,997
Dec-2015          $9,866                 $9,707                 $9,996
Jan-2016          $9,866                 $9,090                $10,036
Feb-2016          $9,906                 $9,043                $10,051
Mar-2016         $10,150                 $9,728                $10,059
Apr-2016         $10,190                 $9,885                $10,066
May-2016         $10,160                 $9,900                $10,067
Jun-2016         $10,272                 $9,827                $10,107
Jul-2016         $10,383                $10,267                $10,107
Aug-2016         $10,363                $10,304                $10,103
Sep-2016         $10,426                $10,379                $10,118
Oct-2016         $10,365                $10,181                $10,114
Nov-2016         $10,284                $10,285                $10,097
Dec-2016         $10,325                $10,506                $10,114
Jan-2017         $10,447                $10,793                $10,120
Feb-2017         $10,528                $11,090                $10,135
Mar-2017         $10,545                $11,221                $10,138
Apr-2017         $10,627                $11,401                $10,154
May-2017         $10,657                $11,634                $10,167
Jun-2017         $10,622                $11,705                $10,162
Jul-2017         $10,724                $12,025                $10,183
Aug-2017         $10,786                $12,068                $10,203
Sep-2017         $10,765                $12,325                $10,197
Oct-2017         $10,847                $12,577                $10,207
Nov-2017         $10,899                $12,823                $10,203
Dec-2017         $10,986                $13,033                $10,206
Jan-2018         $11,038                $13,735                $10,195
Feb-2018         $10,892                $13,165                $10,205
Mar-2018         $10,915                $12,921                $10,229
Apr-2018         $10,915                $13,037                $10,229
May-2018         $10,967                $13,087                $10,243
Jun-2018         $10,992                $13,000                $10,262
Jul-2018         $11,034                $13,355                $10,269
Aug-2018         $11,117                $13,472                $10,288
Sep-2018         $11,065                $13,495                $10,294
Oct-2018         $10,822                $12,431                $10,316
Nov-2018         $10,896                $12,623                $10,351
Dec-2018         $10,768                $11,711                $10,416
Jan-2019         $11,044                $12,653                $10,446
Feb-2019         $11,097                $13,000                $10,459
Mar-2019         $11,247                $13,132                $10,513
Apr-2019         $11,353                $13,562                $10,534           Past performance is not predictive of
May-2019         $11,290                $12,761                $10,589           future performance.
Jun-2019         $11,505                $13,575                $10,640
Jul-2019         $11,537                $13,605                $10,650           The returns shown do not reflect the
Aug-2019         $11,601                $13,267                $10,717           deduction of taxes that a shareholder
Sep-2019         $11,594                $13,542                $10,717           would pay on fund distributions or the
Oct-2019         $11,658                $13,919                $10,738           redemption of fund shares.

                                                                                 Copyright 2019 S&P Dow Jones Indices
AVERAGE ANNUAL                                   SINCE                           LLC, a division of S&P Global. All rights
TOTAL RETURN               ONE YEAR            INCEPTION                         reserved. FTSE fixed income indices
--------------             --------            ---------                         (C) 2019 FTSE Fixed Income LLC. All
                            7.72%                3.92%                           rights reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

Russell 3000(R) Index ................................................... 13.49%
Russell 1000(R) Index (large-cap stocks)................................. 14.15%
Russell Midcap(R) Index (mid-cap stocks)................................. 13.72%
Russell 2000(R) Index (small-cap stocks) ................................  4.90%
Russell Microcap(R) Index (micro-cap stocks) ............................ -3.27%
Dow Jones U.S. Select REIT Index/SM/..................................... 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

Russell 1000(R) Value Index (large-cap value stocks)..................... 11.21%
Russell 1000(R) Growth Index (large-cap growth stocks)................... 17.10%
Russell 2000(R) Value Index (small-cap value stocks).....................  3.22%
Russell 2000(R) Growth Index (small-cap growth stocks)...................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                                          RETURN IN U.S.
                                                                             DOLLARS
                                                                          --------------
MSCI World ex USA Index..................................................     11.08%
MSCI World ex USA Mid Cap Index..........................................     10.71%
MSCI World ex USA Small Cap Index........................................      8.61%
MSCI World ex USA Value Index............................................      5.95%
MSCI World ex USA Growth Index...........................................     16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                               LOCAL  RETURN IN U.S.
TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP            RETURN    DOLLARS
---------------------------------------------------            ------ --------------
Japan.........................................................  4.57%      9.16%
United Kingdom................................................  5.73%      7.08%
France........................................................ 14.29%     12.54%
Canada........................................................ 11.54%     11.45%
Switzerland................................................... 16.43%     18.69%
Germany.......................................................  9.14%      7.46%
Australia..................................................... 20.12%     16.76%
Netherlands................................................... 21.77%     20.09%
Hong Kong..................................................... 15.60%     15.63%
Spain.........................................................  7.47%      5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                                      RETURN IN U.S.
                                                                         DOLLARS
                                                                      --------------
MSCI Emerging Markets Index..........................................     11.86%
MSCI Emerging Markets Mid Cap Index..................................     11.08%
MSCI Emerging Markets Small Cap Index................................      9.69%
MSCI Emerging Markets Value Index....................................      6.00%
MSCI Emerging Markets Growth Index...................................     17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                               LOCAL  RETURN IN U.S.
TEN LARGEST EMERGING MARKETS BY MARKET CAP                     RETURN    DOLLARS
------------------------------------------                     ------ --------------
China......................................................... 12.94%     12.90%
Korea.........................................................  7.43%      5.22%
Taiwan........................................................ 20.39%     22.38%
India......................................................... 12.67%     17.46%
Brazil........................................................ 22.35%     13.21%
South Africa.................................................. 10.59%      8.41%
Russia........................................................ 31.36%     34.30%
Thailand...................................................... -4.10%      5.28%
Mexico........................................................  1.02%      6.71%
Saudi Arabia.................................................. -1.29%     -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                                   OCTOBER 31, OCTOBER 31,
                                                      2018        2019     CHANGE
                                                   ----------- ----------- ------
One-Month Treasury Bill (yield)...................    2.20%       1.59%    -0.61%
Ten-Year U.S. Treasury Notes (yield)..............    3.15%       1.69%    -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

DIMENSIONAL RETIREMENT INCOME FUND

   The Dimensional Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S. Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA One-Year Fixed Income Portfolio and the DFA Inflation-Protected Securities Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 7.72% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the Fixed Income Underlying Funds outperformed the fixed income benchmark for the period. The Fixed Income Underlying funds had an average duration of approximately 4.7 years over the 12 months ended
October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLE

                                                   BEGINNING  ENDING               EXPENSES
                                                    ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                     VALUE    VALUE     EXPENSE     DURING
                                                   05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                   --------- --------- ---------- ----------
DIMENSIONAL RETIREMENT INCOME FUND (2)
--------------------------------------
Actual Fund Return................................ $1,000.00 $1,026.90    0.22%     $1.12
Hypothetical 5% Annual Return..................... $1,000.00 $1,024.10    0.22%     $1.12

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUND OF FUNDS

                                                                  AFFILIATED
                                                                  INVESTMENT
                                                                  COMPANIES
                                                                  ----------
Dimensional Retirement Income Fund...............................   100.0%

                      DIMENSIONAL RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES    VALUE+
                                                                       ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.6%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc..................................... 777,704 $ 9,355,778
Investment in DFA One-Year Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc................................................ 601,324   6,199,654
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc................................................  52,753   1,303,533
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc...........................................................  55,257   1,297,426
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc................................................  31,451     716,448
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc................................................  27,232     359,196
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.....................................  17,376     357,772
                                                                               -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $18,521,859)..................................................         $19,589,807
                                                                               -----------
TEMPORARY CASH INVESTMENTS -- (0.4%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $71,581)......................................................  71,581      71,581
                                                                               -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $18,593,440)..................................................         $19,661,388
                                                                               ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   ---------------------------------------
                                                     LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                   -----------  ------- ------- -----------
Affiliated Investment Companies................... $19,589,807     --      --   $19,589,807
Temporary Cash Investments........................      71,581     --      --        71,581
                                                   -----------   ----    ----   -----------
TOTAL............................................. $19,661,388     --      --   $19,661,388
                                                   ===========   ====    ====   ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                 DIMENSIONAL
                                                                                  RETIREMENT
                                                                                 INCOME FUND+
                                                                                 ------------
ASSETS:
Investments in Affiliated Investment Companies at Value......................... $     19,590
Temporary Cash Investments at Value & Cost......................................           72
Receivables:
   Fund Shares Sold.............................................................           10
   Due from Advisor.............................................................           10
Prepaid Expenses and Other Assets...............................................           13
                                                                                 ------------
       Total Assets.............................................................       19,695
                                                                                 ------------
LIABILITIES:
Payables:
   Affiliated Investment Companies Purchased....................................           72
   Fund Shares Redeemed.........................................................           11
Accrued Expenses and Other Liabilities..........................................           10
                                                                                 ------------
       Total Liabilities........................................................           93
                                                                                 ------------
NET ASSETS...................................................................... $     19,602
                                                                                 ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).........................................    1,809,415
                                                                                 ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE........................ $      10.83
                                                                                 ============
Investments in Affiliated Investment Companies at Cost.......................... $     18,522
                                                                                 ============
NET ASSETS CONSIST OF:
Paid-In Capital................................................................. $     18,637
Total Distributable Earnings (Loss).............................................          965
                                                                                 ------------
NET ASSETS...................................................................... $     19,602
                                                                                 ============
(1) NUMBER OF SHARES AUTHORIZED.................................................  800,000,000
                                                                                 ============

--------
+ See Note C to the Financial Statements for additional information about the Due from Advisor receivable.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                                 DIMENSIONAL
                                                                                 RETIREMENT
                                                                                 INCOME FUND
                                                                                 -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment Companies..............   $  380
                                                                                   ------
          Total Investment Income...............................................      380
                                                                                   ------
EXPENSES
   Investment Management Fees...................................................        2
   Accounting & Transfer Agent Fees.............................................       35
   Custodian Fees...............................................................        1
   Filing Fees..................................................................       21
   Shareholders' Reports........................................................       13
   Other........................................................................        2
                                                                                   ------
          Total Expenses........................................................       74
                                                                                   ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)..............................................      (63)
                                                                                   ------
   Net Expenses.................................................................       11
                                                                                   ------
   NET INVESTMENT INCOME (LOSS).................................................      369
                                                                                   ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment Companies.....       14
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold..............................      (45)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...................................    1,041
                                                                                   ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)......................................    1,010
                                                                                   ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................   $1,379
                                                                                   ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                                 DIMENSIONAL
                                                                                 RETIREMENT
                                                                                 INCOME FUND
                                                                              ----------------
                                                                               YEAR     YEAR
                                                                               ENDED    ENDED
                                                                              OCT 31,  OCT 31,
                                                                               2019     2018
                                                                              -------  -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).............................................. $   369  $   339
   Capital Gain Distributions Received from Affiliated Investment
     Companies...............................................................      14        6
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold...........................     (45)     (17)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares................................   1,041     (409)
                                                                              -------  -------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations.......................................................   1,379      (81)
                                                                              -------  -------
Distributions:
       Institutional Class Shares............................................    (378)    (393)
                                                                              -------  -------
          Total Distributions................................................    (378)    (393)
                                                                              -------  -------
Capital Share Transactions (1):
   Shares Issued.............................................................   9,382    7,400
   Shares Issued in Lieu of Cash Distributions...............................     366      376
   Shares Redeemed...........................................................  (7,154)  (3,232)
                                                                              -------  -------
          Net Increase (Decrease) from Capital Share Transactions............   2,594    4,544
                                                                              -------  -------
          Total Increase (Decrease) in Net Assets............................   3,595    4,070
NET ASSETS
   Beginning of Year.........................................................  16,007   11,937
                                                                              -------  -------
   End of Year............................................................... $19,602  $16,007
                                                                              =======  =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.............................................................     896      703
   Shares Issued in Lieu of Cash Distributions...............................      35       36
   Shares Redeemed...........................................................    (680)    (307)
                                                                              -------  -------
          Net Increase (Decrease) from Shares Issued and Redeemed............     251      432
                                                                              =======  =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      DIMENSIONAL RETIREMENT INCOME FUND
                                                                  ------------------------------------
                                                                                                 PERIOD
                                                                   YEAR      YEAR     YEAR       NOV 2,
                                                                   ENDED     ENDED    ENDED    2015(a) TO
                                                                  OCT 31,   OCT 31,  OCT 31,    OCT 31,
                                                                   2019      2018     2017        2016
                                                                  -------  -------   -------  ----------
Net Asset Value, Beginning of Period............................. $ 10.27  $ 10.59   $ 10.26    $10.00
                                                                  -------  -------   -------    ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)..................................    0.22     0.25      0.17      0.14
   Net Gains (Losses) on Securities (Realized and Unrealized)....    0.57    (0.27)     0.30      0.22
                                                                  -------  -------   -------    ------
       Total from Investment Operations..........................    0.79    (0.02)     0.47      0.36
                                                                  -------  -------   -------    ------
Less Distributions:
-------------------
   Net Investment Income.........................................   (0.22)   (0.28)    (0.14)    (0.10)
   Net Realized Gains............................................   (0.01)   (0.02)       --        --
                                                                  -------  -------   -------    ------
       Total Distributions.......................................   (0.23)   (0.30)    (0.14)    (0.10)
                                                                  -------  -------   -------    ------
Net Asset Value, End of Period................................... $ 10.83  $ 10.27   $ 10.59    $10.26
                                                                  =======  =======   =======    ======
Total Return.....................................................    7.72%   (0.23%)    4.65%     3.65%(B)
                                                                  -------  -------   -------    ------
Net Assets, End of Period (thousands)............................ $19,602  $16,007   $11,937    $6,454
Ratio of Expenses to Average Net Assets *(C).....................    0.22%    0.21%     0.22%     0.22%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees
  (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor)*(C)......................................    0.57%    0.42%     0.43%     2.01%(D)(E)
Ratio of Net Investment Income to Average Net Assets.............    2.07%    2.38%     1.61%     1.42%(D)(E)
                                                                  -------  -------   -------    ------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:..............................................    0.16%    0.15%     0.16%     0.16%
                                                                  -------  -------   -------    ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, one of which, the Dimensional Retirement Income Fund (the "Portfolio"), is included in this report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolio achieves its investment objective by investing substantially all of its assets in other series of the Fund and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). The Underlying Funds' shareholder reports are not covered by this report. A copy of the Underlying Funds' shareholder reports is available from the EDGAR database on the SEC's website at http://www.sec.gov. As of October 31, 2019, the Portfolio was the
           ------------------
owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                            PERCENTAGE
                                                                                             OWNERSHIP
FUND OF FUNDS                                           UNDERLYING FUNDS                   AT 10/31/2019
-------------                          --------------------------------------------------- -------------
Dimensional Retirement Income Fund     U.S. Large Company Portfolio (DIG)                       --
                                       U.S. Core Equity 1 Portfolio (IDG)                       --
                                       Large Cap International Portfolio (IDG)                  --
                                       International Core Equity Portfolio (IDG)                --
                                       DFA Inflation-Protected Securities Portfolio (IDG)       --
                                       DFA One-Year Fixed Income Portfolio (IDG)                --
                                       Emerging Markets Core Equity Portfolio (IDG)             --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund shares are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies and are also included as Level 1 investments.

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   A valuation hierarchy is included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

   For the year ended October 31, 2019, the Portfolio's investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Retirement Income Fund*..................................... 0.01%

* Effective as of February 28, 2019, the management fee payable by the Portfolio was reduced from 0.03% to 0.00%.

   Effective February 28, 2019, pursuant to an Expense Assumption Agreement (the "Expense Assumption Agreement") for the Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.06% of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to recovery by the Advisor as of October 31, 2019, are reflected below (amounts in thousands). Prior to February 28, 2019, pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor had contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis. The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Expense Assumption Agreement, prior year fees waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for the Portfolio.

                                                                                               PREVIOUSLY
                                                                            NET WAIVED FEES/  WAIVED FEES/
                                                                RECOVERY    EXPENSES ASSUMED    EXPENSES
                                                              OF PREVIOUSLY    (RECOVERED       ASSUMED
                                                    EXPENSE   WAIVED FEES/  PREVIOUSLY WAIVED  SUBJECT TO
                                                   LIMITATION   EXPENSES      FEES/EXPENSES      FUTURE
INSTITUTIONAL CLASS SHARES                           AMOUNT      ASSUMED        ASSUMED)        RECOVERY
--------------------------                         ---------- ------------- ----------------- ------------
Dimensional Retirement Income Fund................    0.06%        --              $63            $112

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Dimensional Retirement Income Fund.............................................. --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolio's transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                          NET       CHANGE IN
                     BALANCE AT                        REALIZED    UNREALIZED   BALANCE AT  SHARES AS OF
                     OCTOBER 31, PURCHASES  PROCEEDS  GAIN/(LOSS) APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                        2018      AT COST  FROM SALES  ON SALES   DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                     ----------- --------- ---------- ----------- ------------- ----------- ------------ -------- -------------
DIMENSIONAL
  RETIREMENT INCOME
  FUND
DFA Inflation-
  Protected
  Securities
  Portfolio            $ 7,684    $4,110     $3,009      $(43)       $  614       $ 9,356        778       $177         --
DFA One-Year Fixed
  Income Portfolio       5,122     2,634      1,593        (2)           39         6,200        601        125         --
U.S. Core Equity 1
  Portfolio              1,040       664        524         4           120         1,304         53         19        $ 7
U.S. Large Company
  Portfolio              1,039       615        509        17           135         1,297         55         20          7
Large Cap
  International
  Portfolio                583       346        271        (9)           67           716         32         20         --
International Core
  Equity Portfolio         288       179        130        (7)           29           359         27         10         --
Emerging Markets
  Core Equity
  Portfolio                274       172        120        (5)           37           358         17          9         --
                       -------    ------     ------      ----        ------       -------      -----       ----        ---
TOTAL                  $16,030    $8,720     $6,156      $(45)       $1,041       $19,590      1,563       $380        $14
                       =======    ======     ======      ====        ======       =======      =====       ====        ===

F. FEDERAL INCOME TAXES:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                   NET INVESTMENT  LONG-
                                                     INCOME AND    TERM    TAX
                                                     SHORT-TERM   CAPITAL EXEMPT
                                                   CAPITAL GAINS   GAINS  INCOME TOTAL
                                                   -------------- ------- ------ -----
Dimensional Retirement Income Fund
2018..............................................      $379        $14     --   $393
2019..............................................       368         10     --    378

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares.

                                                                       NET INVESTMENT
                                                                         INCOME AND
                                                                         SHORT-TERM     LONG-TERM
                                                                       CAPITAL GAINS  CAPITAL GAINS TOTAL
                                                                       -------------- ------------- -----
Dimensional Retirement Income Fund....................................      $(17)          $(4)     $(21)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   UNDISTRIBUTED                                 TOTAL NET
                                                   NET INVESTMENT                              DISTRIBUTABLE
                                                     INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                                     SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                                   CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                                   -------------- ------------- -------------- -------------
Dimensional Retirement Income Fund................       --            $22           $944          $966

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by this Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                             NET
                                                                                          UNREALIZED
                                                   FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                   TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                   -------- ------------ -------------- --------------
Dimensional Retirement Income Fund................ $18,718      $944           --            $944

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                  MAXIMUM
                                         WEIGHTED WEIGHTED                         AMOUNT   OUTSTANDING
                                         AVERAGE  AVERAGE   NUMBER OF   INTEREST  BORROWED  BORROWINGS
                                         INTEREST   LOAN       DAYS     EXPENSE    DURING      AS OF
                                           RATE   BALANCE  OUTSTANDING* INCURRED THE PERIOD 10/31/2019
                                         -------- -------- ------------ -------- ---------- -----------
Dimensional Retirement Income Fund......   3.01%    $136        35         --       $206        --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that the Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolio did not use the interfund lending program during the year ended October 31, 2019.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

J. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolio's outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                 APPROXIMATE
                                                                  PERCENTAGE
                                                    NUMBER OF   OF OUTSTANDING
                                                   SHAREHOLDERS     SHARES
                                                   ------------ --------------
Dimensional Retirement Income Fund................      5             84%

   The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   The Board of Directors of the Fund, on behalf of the Dimensional 2005 Target Date Retirement Income Fund (the "2005 Target Date Fund"), approved a Plan of Reorganization, under which the 2005 Target Date Fund, another portfolio of the Fund, will be reorganized (the "Reorganization") with and into the Portfolio. The 2005 Target Date Fund and the Portfolio have identical investment objectives and fundamental investment restrictions. The Portfolios are part of Dimensional's suite of target date retirement income funds that seek to achieve an asset allocation consistent with the fund's position on the evolving asset allocation "glide path" disclosed in its prospectus. Based on the design of the glide path, each such fund generally becomes more conservative (e.g., by reducing its allocation to equity underlying funds and increasing its allocation to fixed income underlying funds) until reaching a final static asset allocation or "landing point" fifteen years after its target date, at which time the fund will have approximately the same asset allocation as the Portfolio. Accordingly, as disclosed in the 2005 Target Date Fund's prospectus, the 2005 Target Date Fund will have approximately the same asset allocation as the Portfolio as of 2020, which is fifteen years past the 2005 Target Date Fund's targeted retirement date. Shareholder approval of the Reorganization is not required and will not be solicited. It is currently expected that the Reorganization will be completed on or about February 10, 2020.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional Retirement Income Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dimensional Retirement Income Fund (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                      PORTFOLIOS WITHIN  OTHER DIRECTORSHIPS
                               TERM OF OFFICE/1/                                        THE DFA FUND     OF PUBLIC COMPANIES
NAME, ADDRESS AND               AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5     COMPLEX/2/      HELD DURING PAST 5
YEAR OF BIRTH        POSITION      SERVICE                      YEARS                     OVERSEEN             YEARS
-----------------    --------- ----------------   ----------------------------------- -----------------  -------------------
George M.            Director    Since 1983       Leo Melamed Professor of Finance,   128 portfolios     None
Constantinides                                    University of Chicago Booth School  in 4 investment
University of                                     of Business (since 1978).           companies
Chicago Booth
School of Business
5807 S. Woodlawn
Avenue
Chicago, IL 60637

1947

Douglas W.           Director    Since 2017       Merton H. Miller Distinguished      128 portfolios     None
Diamond                                           Service Professor of Finance,       in 4 investment
c/o Dimensional                                   University of Chicago Booth School  companies
Fund Advisors LP                                  of Business (since 1988). Visiting
6300 Bee Cave                                     Scholar, Federal Reserve Bank of
Road, Building                                    Richmond (since 1990). Formerly,
One                                               Fischer Black Visiting Professor
Austin, TX 78746                                  of Financial Economics, Alfred P.
                                                  Sloan School of Management,
1953                                              Massachusetts Institute of
                                                  Technology (2015 to 2016).

Darrell Duffie       Director    Since March      Dean Witter Distinguished           128 portfolios     Formerly,
c/o Dimensional                  2019             Professor of Finance, Graduate      in 4 investment    Director, Moody's
Fund Advisors LP                                  School of Business, Stanford        companies          Corporation
6300 Bee Cave                                     University (since 1984).                               (financial
Road, Building                                                                                           information and
One                                                                                                      information
Austin, TX 78746                                                                                         technology)
                                                                                                         (2008-April
1954                                                                                                     2018).

Roger G. Ibbotson    Director    Since 1981       Professor in Practice Emeritus of   128 portfolios     None
Yale School of                                    Finance, Yale School of Management  in 4 investment
Management                                        (since 1984). Chairman and          companies
P.O. Box 208200                                   Partner, Zebra Capital Management,
New Haven,                                        LLC (hedge fund and asset manager)
CT 06520-8200                                     (since 2001). Formerly, Consultant
                                                  to Morningstar, Inc. (2006 - 2016).
1943

Edward P. Lazear     Director    Since 2010       Distinguished Visiting Fellow,      128 portfolios     None
Stanford University                               Becker Friedman Institute for       in 4 investment
Graduate School of                                Research in Economics, University   companies
Business Knight                                   of Chicago (since 2015). Morris
Management                                        Arnold Cox Senior Fellow, Hoover
Center, E346                                      Institution (since 2002). Davies
Stanford,                                         Family Professor of Economics,
CA 94305                                          Graduate School of Business,
                                                  Stanford University (since 1995).
1948                                              Cornerstone Research (expert
                                                  testimony and economic and
                                                  financial analysis) (since 2009).

Myron S. Scholes     Director    Since 1981       Chief Investment Strategist, Janus  128 portfolios     Formerly,
c/o Dimensional                                   Henderson Investors (since 2014).   in 4 investment    Adviser, Kuapay,
Fund Advisors LP                                  Frank E. Buck Professor of          companies          Inc. (2013-2014).
6300 Bee Cave                                     Finance, Emeritus, Graduate School                     Formerly,
Road, Building                                    of Business, Stanford University                       Director,
One                                               (since 1981).                                          American Century
Austin, TX 78746                                                                                         Fund Complex
                                                                                                         (registered
1941                                                                                                     investment
                                                                                                         companies) (43
                                                                                                         Portfolios)
                                                                                                         (1980-2014).

                                                                                     PORTFOLIOS WITHIN  OTHER DIRECTORSHIPS
                              TERM OF OFFICE/1/                                        THE DFA FUND     OF PUBLIC COMPANIES
NAME, ADDRESS AND              AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5     COMPLEX/2/      HELD DURING PAST 5
YEAR OF BIRTH       POSITION      SERVICE                      YEARS                     OVERSEEN             YEARS
-----------------   --------- ----------------   ----------------------------------  -----------------  --------------------
Abbie J. Smith      Director    Since 2000       Boris and Irene Stern               128 portfolios     Director (since
University of                                    Distinguished Service Professor of  in 4 investment    2000) and
Chicago Booth                                    Accounting, University of Chicago   companies          formerly, Lead
School of Business                               Booth School of Business (since                        Director
5807 S. Woodlawn                                 1980).                                                 (2014-2017), HNI
Avenue                                                                                                  Corporation
Chicago, IL 60637                                                                                       (office furniture);
                                                                                                        Director, Ryder
1953                                                                                                    System Inc.
                                                                                                        (transportation,
                                                                                                        logistics and
                                                                                                        supply-chain
                                                                                                        management)
                                                                                                        (since 2003); and
                                                                                                        Trustee, UBS
                                                                                                        Funds (3
                                                                                                        investment
                                                                                                        companies within
                                                                                                        the fund complex)
                                                                                                        (19 portfolios)
                                                                                                        (since 2009).

Ingrid M. Werner    Director    Since March      Martin and Andrew Murrer Professor  128 portfolios     Director, Fourth
c/o Dimensional                 2019             of Finance, Fisher College of       in 4 investment    Swedish AP Fund
Fund Advisors LP                                 Business, The Ohio State            companies          (pension fund
6300 Bee Cave                                    University (since 1998). Adjunct                       asset
Road, Building                                   Member, the Prize Committee for                        management)
One                                              the Swedish Riksbank Prize in                          (since 2017).
Austin, TX 78746                                 Economic Sciences in Memory of
                                                 Alfred Nobel (annual award for
1961                                             significant scientific research
                                                 contribution) (since January
                                                 2018). President, Western Finance
                                                 Association (global association of
                                                 academic researchers and
                                                 practitioners in finance) (since
                                                 June 2018). Director, American
                                                 Finance Association (global
                                                 association of academic
                                                 researchers and practitioners in
                                                 finance) (since January 2019).
                                                 Member, Economic Advisory
                                                 Committee, FINRA (since 2017).
                                                 Chairman, Scientific Advisory
                                                 Board, Swedish House of Finance
                                                 (institute supporting academic
                                                 research in finance) (since 2014).
                                                 Member, Scientific Board, Danish
                                                 Finance Institute (institute
                                                 supporting academic research in
                                                 finance) (since 2017). Member,
                                                 Academic Board, Mistra Financial
                                                 Systems (organization funding
                                                 academic research on environment,
                                                 governance and
                                                 climate/sustainability in finance)
                                                 (since 2016). Fellow, Center for
                                                 Analytical Finance (academic
                                                 research) (since 2015). Associate
                                                 Editor, Journal of Finance (since
                                                 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                    PORTFOLIOS WITHIN  OTHER DIRECTORSHIPS
                             TERM OF OFFICE/1/                                        THE DFA FUND     OF PUBLIC COMPANIES
NAME, ADDRESS AND             AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5     COMPLEX/2/      HELD DURING PAST 5
YEAR OF BIRTH      POSITION      SERVICE                      YEARS                     OVERSEEN             YEARS
-----------------  --------- ----------------   ----------------------------------  -----------------  -------------------
David G. Booth     Chairman    Since 1981       Chairman, Director/Trustee, and     128 portfolios            None
6300 Bee Cave      and                          formerly, President and Co-Chief    in 4 investment
Road, Building     Director                     Executive Officer (each until       companies
One                                             March 2017) of Dimensional
Austin, TX 78746                                Emerging Markets Value Fund
                                                ("DEM"), DFAIDG, Dimensional
1946                                            Investment Group Inc. ("DIG") and
                                                The DFA Investment Trust Company
                                                ("DFAITC"). Executive Chairman,
                                                and formerly, President and
                                                Co-Chief Executive Officer (each
                                                until February 2017) of
                                                Dimensional Holdings Inc.,
                                                Dimensional Fund Advisors LP,
                                                Dimensional Investment LLC and DFA
                                                Securities LLC (collectively with
                                                DEM, DFAIDG, DIG and DFAITC, the
                                                "DFA Entities"). Formerly,
                                                Chairman and Director (2009-2018)
                                                and Co-Chief Executive Officer
                                                (2010 - June 2017) of Dimensional
                                                Fund Advisors Canada ULC. Trustee,
                                                University of Chicago (since
                                                2002). Trustee, University of
                                                Kansas Endowment Association
                                                (since 2005). Formerly, Director
                                                of Dimensional Fund Advisors Ltd.
                                                (2002 - July 2017), DFA Australia
                                                Limited (1994 - July 2017),
                                                Dimensional Advisors Ltd. (2012 -
                                                July 2017), Dimensional Funds plc
                                                (2006 - July 2017) and Dimensional
                                                Funds II plc (2006 - July 2017).
                                                Formerly, Director and President
                                                of Dimensional Japan Ltd. (2012 -
                                                April 2017). Formerly, President,
                                                Dimensional SmartNest (US) LLC
                                                (2009-2014); and Limited Partner,
                                                VSC Investors, LLC (2007-2015).
                                                Formerly, Chairman, Director,
                                                President and Co-Chief Executive
                                                Officer of Dimensional Cayman
                                                Commodity Fund I Ltd.
                                                (2010-September 2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

NAME AND YEAR OF                       TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION        LENGTH OF SERVICE                      YEARS
----------------  -------------------- -------------------    --------------------------------------
Valerie A. Brown  Vice President and      Since 2001          Vice President and Assistant
1967              Assistant Secretary                         Secretary of

                                                                  .  all the DFA Entities (since
                                                                     2001)

                                                                  .  DFA Australia Limited (since
                                                                     2002)

                                                                  .  Dimensional Fund Advisors Ltd.
                                                                     (since 2002)

                                                                  .  Dimensional Cayman Commodity
                                                                     Fund I Ltd. (since 2010)

                                                                  .  Dimensional Fund Advisors Pte.
                                                                     Ltd. (since 2012)

                                                                  .  Dimensional Hong Kong Limited
                                                                     (since 2012)

                                                              Director, Vice President and
                                                              Assistant Secretary (since 2003) of

                                                                  .  Dimensional Fund Advisors
                                                                     Canada ULC

Ryan P. Buechner  Vice President and    Since September       Vice President and Assistant
1982              Assistant Secretary        2019             Secretary of

                                                                  .  DFAIDG, DIG, DFAITC and DEM
                                                                     (since September 2019)

                                                              Vice President (since January 2018) of

                                                                  .  Dimensional Holdings Inc.

                                                                  .  Dimensional Fund Advisors LP

                                                                  .  Dimensional Investment LLC

                                                                  .  DFA Securities LLC

David P. Butler   Co-Chief Executive      Since 2017          Co-Chief Executive Officer (since
1964              Officer                                     2017) of

                                                                  .  all the DFA entities

                                                              Director (since 2017) of

                                                                  .  Dimensional Holdings Inc.

                                                                  .  Dimensional Fund Advisors
                                                                     Canada ULC

                                                                  .  Dimensional Japan Ltd.

                                                                  .  Dimensional Advisors Ltd.

                                                                  .  Dimensional Fund Advisors Ltd.

                                                                  .  DFA Australia Limited

                                                              Director and Co-Chief Executive
                                                              Officer (since 2017) of

                                                                  .  Dimensional Cayman Commodity
                                                                     Fund I Ltd.

                                                              Head of Global Financial Advisor
                                                              Services (since 2007) for

                                                                  .  Dimensional Fund Advisors LP

                                                              Formerly, Vice President (2007 -
                                                              2017) of

                                                                  .  all the DFA Entities

Stephen A. Clark  Executive Vice          Since 2017          Executive Vice President (since 2017)
1972              President                                   of

                                                                  .  all the DFA entities

                                                              Director and Vice President (since
                                                              2016) of

                                                                  .  Dimensional Japan Ltd.

                                                              President and Director (since 2016) of

                                                                  .  Dimensional Fund Advisors
                                                                     Canada ULC

                                                              Vice President (since 2008) and
                                                              Director (since 2016) of

                                                                  .  DFA Australia Limited

                                                              Director (since 2016) of

                                                                  .  Dimensional Advisors Ltd.

                                                                  .  Dimensional Fund Advisors Pte.
                                                                     Ltd.

                                                                  .  Dimensional Hong Kong Limited

                                                              Vice President (since 2016) of

                                                                  .  Dimensional Fund Advisors Pte.
                                                                     Ltd.

                                                              Formerly, Vice President (2004 -
                                                              2017) of

                                                                  .  all the DFA Entities

                                                              Formerly, Vice President (2010 -
                                                              2016) of

                                                                  .  Dimensional Fund Advisors
                                                                     Canada ULC

                                                              Formerly, Head of Institutional,
                                                              North America (2012 - 2013) and Head
                                                              of Global Institutional Services
                                                              (2014-2018) for

                                                                  .  Dimensional Fund Advisors LP

NAME AND YEAR OF                           TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                     POSITION         LENGTH OF SERVICE                      YEARS
----------------   ----------------------- -------------------    --------------------------------------
Christopher S.     Vice President and         Since 2004          Vice President and Global Chief
Crossan            Global Chief                                   Compliance Officer (since 2004) of
1965               Compliance Officer
                                                                      .  all the DFA Entities

                                                                      .  DFA Australia Limited

                                                                      .  Dimensional Fund Advisors Ltd.

                                                                  Chief Compliance Officer (since 2006)
                                                                  and Chief Privacy Officer (since
                                                                  2015) of

                                                                      .  Dimensional Fund Advisors
                                                                         Canada ULC

                                                                  Chief Compliance Officer of

                                                                      .  Dimensional Fund Advisors Pte.
                                                                         Ltd. (since 2012)

                                                                      .  Dimensional Japan Ltd. (since
                                                                         2017)

                                                                  Formerly, Vice President and Global
                                                                  Chief Compliance Officer
                                                                  (2010 - 2014) for

                                                                      .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President, Chief    Vice President        Vice President, Chief Financial
1958               Financial Officer, and   since 2015 and        Officer, and Treasurer (since 2016) of
                   Treasurer                Chief Financial
                                              Officer and             .  all the DFA Entities
                                            Treasurer since
                                                 2016                 .  Dimensional Advisors Ltd.

                                                                      .  Dimensional Fund Advisors Ltd.

                                                                      .  Dimensional Hong Kong Limited

                                                                      .  Dimensional Cayman Commodity
                                                                         Fund I Ltd.

                                                                      .  Dimensional Fund Advisors
                                                                         Canada ULC

                                                                      .  Dimensional Fund Advisors Pte.
                                                                         Ltd.

                                                                      .  DFA Australia Limited

                                                                  Director (since 2016) for

                                                                      .  Dimensional Funds plc

                                                                      .  Dimensional Funds II plc

                                                                  Formerly, interim Chief Financial
                                                                  Officer and interim Treasurer
                                                                  (2016) of

                                                                      .  all the DFA Entities

                                                                      .  Dimensional Fund Advisors LP

                                                                      .  Dimensional Fund Advisors Ltd.

                                                                      .  DFA Australia Limited

                                                                      .  Dimensional Advisors Ltd.

                                                                      .  Dimensional Fund Advisors Pte.
                                                                         Ltd.

                                                                      .  Dimensional Hong Kong Limited

                                                                      .  Dimensional Cayman Commodity
                                                                         Fund I Ltd.

                                                                      .  Dimensional Fund Advisors
                                                                         Canada ULC

                                                                  Formerly, Controller (2015 - 2016) of

                                                                      .  all the DFA Entities

                                                                      .  Dimensional Fund Advisors LP

                                                                  Formerly, Vice President (2008 -
                                                                  2015) of

                                                                      .  T. Rowe Price Group, Inc.

                                                                  Formerly, Director of Investment
                                                                  Treasury and Treasurer (2008 - 2015)
                                                                  of

                                                                      .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President             Since 2004          Vice President (since 2004) and
1973                                                              Assistant Secretary (2017-2019) of

                                                                      .  all the DFA Entities

                                                                  Vice President and Assistant
                                                                  Secretary (since 2010) of

                                                                      .  Dimensional Cayman Commodity
                                                                         Fund I Ltd.

Joy Lopez          Vice President and       Vice President        Vice President (since 2015) of
1971               Assistant Treasurer      since 2015 and
                                               Assistant              .  all the DFA Entities
                                            Treasurer since
                                                 2017             Assistant Treasurer (since 2017) of

                                                                      .  the DFA Fund Complex

                                                                  Formerly, Senior Tax Manager (2013 -
                                                                  2015) for

                                                                      .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President             Since 2010          Vice President (since 2010) of
1972
                                                                      .  all the DFA Entities

                                                                      .  Dimensional Cayman Commodity
                                                                         Fund I Ltd.

Catherine L.       President and General    President since       President (since 2017) of
Newell             Counsel                     2017 and
1964                                        General Counsel           .  the DFA Fund Complex
                                              since 2001
                                                                  General Counsel (since 2001) of

                                                                      .  All the DFA Entities

NAME AND YEAR OF                        TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                    POSITION       LENGTH OF SERVICE                      YEARS
----------------    ------------------- -------------------    --------------------------------------
                                                               Executive Vice President (since 2017)
                                                               and Secretary (since 2000) of

                                                                   .  Dimensional Fund Advisors LP

                                                                   .  Dimensional Holdings Inc.

                                                                   .  DFA Securities LLC

                                                                   .  Dimensional Investment LLC

                                                               Director (since 2002), Vice President
                                                               (since 1997) and Secretary (since
                                                               2002) of

                                                                   .  DFA Australia Limited

                                                                   .  Dimensional Fund Advisors Ltd.

                                                               Vice President and Secretary of

                                                                   .  Dimensional Fund Advisors
                                                                      Canada ULC (since 2003)

                                                                   .  Dimensional Cayman Commodity
                                                                      Fund I Ltd. (since 2010)

                                                                   .  Dimensional Japan Ltd. (since
                                                                      2012)

                                                                   .  Dimensional Advisors Ltd
                                                                      (since 2012)

                                                                   .  Dimensional Fund Advisors Pte.
                                                                      Ltd. (since 2012)

                                                               Director of

                                                                   .  Dimensional Funds plc (since
                                                                      2002)

                                                                   .  Dimensional Funds II plc
                                                                      (since 2006)

                                                                   .  Director of Dimensional Japan
                                                                      Ltd. (since 2012)

                                                                   .  Dimensional Advisors Ltd.
                                                                      (since 2012)

                                                                   .  Dimensional Fund Advisors Pte.
                                                                      Ltd. (since 2012)

                                                                   .  Dimensional Hong Kong Limited
                                                                      (since 2012)

                                                               Formerly, Vice President and
                                                               Secretary (2010 - 2014) of

                                                                   .  Dimensional SmartNest (US) LLC

                                                               Formerly, Vice President (1997 -
                                                               2017) and Secretary (2000 - 2017) of

                                                                   .  the DFA Fund Complex

                                                               Formerly, Vice President of

                                                                   .  Dimensional Fund Advisors LP
                                                                      (1997 - 2017)

                                                                   .  Dimensional Holdings Inc.
                                                                      (2006 - 2017)

                                                                   .  DFA Securities LLC (1997 -
                                                                      2017)

                                                                   .  Dimensional Investment LLC
                                                                      (2009 - 2017)

Selwyn Notelovitz   Vice President and      Since 2013         Vice President and Deputy Chief
1961                Deputy Chief                               Compliance Officer of
                    Compliance Officer
                                                                   .  the DFA Fund Complex (since
                                                                      2013)

                                                                   .  Dimensional Fund Advisors LP
                                                                      (since 2012)

Carolyn L. O        Vice President and    Vice President       Vice President (since 2010) and
1974                Secretary             since 2010 and       Secretary (since 2017) of
                                         Secretary since
                                               2017                .  the DFA Fund Complex

                                                               Vice President (since 2010) and
                                                               Assistant Secretary (since 2016) of

                                                                   .  Dimensional Fund Advisors LP

                                                                   .  Dimensional Holdings Inc.

                                                                   .  Dimensional Investment LLC

                                                               Vice President of

                                                                   .  DFA Securities LLC (since 2010)

                                                                   .  Dimensional Cayman Commodity
                                                                      Fund I Ltd. (since 2010)

                                                                   .  Dimensional Fund Advisors
                                                                      Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive       Co-Chief          Co-Chief Executive Officer and Chief
1976                Officer and Chief       Executive          Investment Officer (since 2017) of
                    Investment Officer     Officer and
                                         Chief Investment          .  all the DFA Entities
                                          Officer since
                                               2017                .  Dimensional Fund Advisors
                                                                      Canada ULC

                                                               Director, Chief Investment Officer
                                                               and Vice President (since 2017) of

                                                                   .  DFA Australia Limited

                                                               Chief Investment Officer (since 2017)
                                                               and Vice President (since 2016) of

                                                                   .  Dimensional Japan Ltd.

                                                               Director, Co-Chief Executive Officer
                                                               and Chief Investment Officer (since
                                                               2017) of

                                                                   .  Dimensional Cayman Commodity
                                                                      Fund I Ltd.

                                                               Director of

                                                                   .  Dimensional Funds plc (since
                                                                      2014)

                                                                   .  Dimensional Fund II plc (since
                                                                      2014)

                                                                   .  Dimensional Holdings Inc.
                                                                      (since 2017)

                                                               Formerly, Co-Chief Investment Officer
                                                               of

                                                                   .  Dimensional Japan Ltd. (2016 -
                                                                      2017)

                                                                   .  DFA Australia Limited (2014 -
                                                                      2017)

NAME AND YEAR OF            TERM OF OFFICE/1/ AND   PRINCIPAL OCCUPATION DURING PAST 5
BIRTH             POSITION  LENGTH OF SERVICE                      YEARS
----------------  --------  -------------------    -------------------------------------
                                                   Formerly, Executive Vice President
                                                   (2017) and Co-Chief Investment
                                                   Officer (2014 - 2017) of

                                                       .  all the DFA Entities

                                                   Formerly, Vice President (2007 -
                                                   2017) of

                                                       .  all the DFA Entities

                                                   Formerly, Vice President and Co-Chief
                                                   Investment Officer (2014 - 2017) of

                                                       .  Dimensional Fund Advisors
                                                          Canada ULC

                                                   Formerly, Director (2017 - 2018) of

                                                       .  Dimensional Fund Advisors Pte.
                                                          Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                                     QUALIFYING
                                                                                                                         FOR
                                              NET                                                                     CORPORATE
                                          INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                             DIVIDENDS
                                            INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL       RECEIVED
DFA INVESTMENT DIMENSIONS GROUP INC.     DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS DEDUCTION (1)
------------------------------------     ------------- ------------- ------------- ------- ---------- ------------- -------------
Dimensional Retirement Income Fund......      96%            1%            3%        --        --          100%          11%

                                                                                                  QUALIFYING
                                                                                                    SHORT-
                                         QUALIFYING     U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
                                          DIVIDEND   GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DFA INVESTMENT DIMENSIONS GROUP INC.     INCOME (2) INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
------------------------------------     ---------- ------------ ---------- ---------- ---------- ----------
Dimensional Retirement Income Fund......     22%         --          1%         22%        --         --

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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

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

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

  LOGO                                                         DFA103119-055A
                                                                     00237504

                                                         LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at (888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

/s/ David P. Butler                      /s/ Gerard K. O'Reilly
---------------------------------------  --------------------------------------
DAVID P. BUTLER                          GERARD K. O'REILLY
Co-Chief Executive Officer               Co-Chief Executive Officer and
                                         Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
LETTER TO SHAREHOLDERS
DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES............................   1
   Performance Charts.................................................   2
   Management's Discussion and Analysis...............................   7
   Disclosure of Fund Expenses........................................  17
   Disclosure of Portfolio Holdings...................................  19
   Schedules of Investments
       Dimensional 2020 Target Date Retirement Income Fund............  20
       Dimensional 2025 Target Date Retirement Income Fund............  21
       Dimensional 2030 Target Date Retirement Income Fund............  22
       Dimensional 2035 Target Date Retirement Income Fund............  23
       Dimensional 2040 Target Date Retirement Income Fund............  24
       Dimensional 2045 Target Date Retirement Income Fund............  25
       Dimensional 2050 Target Date Retirement Income Fund............  26
       Dimensional 2055 Target Date Retirement Income Fund............  27
       Dimensional 2060 Target Date Retirement Income Fund............  28
   Statements of Assets and Liabilities...............................  29
   Statements of Operations...........................................  31
   Statements of Changes in Net Assets................................  33
   Financial Highlights...............................................  36
   Notes to Financial Statements......................................  41
   Report of Independent Registered Public Accounting Firm............  56
FUND MANAGEMENT.......................................................  57
   Board of Directors or Trustees Table...............................  58
VOTING PROXIES ON FUND PORTFOLIO SECURITIES...........................  65
NOTICE TO SHAREHOLDERS................................................  66

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Footnotes
   +       See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
-------------------

   (A)     Computed using average shares outstanding.
   (B)     Non-Annualized
   (C)     Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its
           Underlying Funds.
   (D)     Annualized
   (E)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

   --      Amounts designated as -- are either zero or rounded to zero.
   SEC     Securities and Exchange Commission
   (a)     Commencement of Operations

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2020            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015            $10,000                  $10,000              $10,000
11/30/2015              9,960                    9,997                9,887
12/31/2015              9,781                    9,996                9,707
 1/31/2016              9,761                   10,036                9,090
 2/29/2016              9,861                   10,051                9,043
 3/31/2016             10,300                   10,059                9,728
 4/30/2016             10,370                   10,066                9,885
 5/31/2016             10,310                   10,067                9,900
 6/30/2016             10,553                   10,107                9,827
 7/31/2016             10,846                   10,107               10,267
 8/31/2016             10,836                   10,103               10,304
 9/30/2016             10,902                   10,118               10,379
10/31/2016             10,740                   10,114               10,181
11/30/2016             10,567                   10,097               10,285
12/31/2016             10,610                   10,114               10,506
 1/31/2017             10,784                   10,120               10,793
 2/28/2017             10,948                   10,135               11,090
 3/31/2017             10,953                   10,138               11,221
 4/30/2017             11,066                   10,154               11,401
 5/31/2017             11,127                   10,167               11,634
 6/30/2017             11,066                   10,162               11,705
 7/31/2017             11,190                   10,183               12,025
 8/31/2017             11,345                   10,203               12,068
 9/30/2017             11,303                   10,197               12,325
10/31/2017             11,437                   10,207               12,577
11/30/2017             11,572                   10,203               12,823
12/31/2017             11,793                   10,206               13,033
 1/31/2018             11,877                   10,195               13,735
 2/28/2018             11,541                   10,205               13,165
 3/31/2018             11,608                   10,229               12,921
 4/30/2018             11,619                   10,229               13,037
 5/31/2018             11,671                   10,243               13,087
 6/30/2018             11,736                   10,262               13,000
 7/31/2018             11,778                   10,269               13,355
 8/31/2018             11,884                   10,288               13,472
 9/30/2018             11,738                   10,294               13,495
10/31/2018             11,246                   10,316               12,431
11/30/2018             11,364                   10,351               12,623
12/31/2018             11,183                   10,416               11,711
 1/31/2019             11,603                   10,446               12,653
 2/28/2019             11,646                   10,459               13,000
 3/31/2019             11,947                   10,513               13,132      Past performance is not predictive of
 4/30/2019             12,076                   10,534               13,562      future performance.
 5/31/2019             12,108                   10,589               12,761
 6/30/2019             12,371                   10,640               13,575      The returns shown do not reflect the
 7/31/2019             12,425                   10,650               13,605      deduction of taxes that a shareholder
 8/31/2019             12,752                   10,717               13,267      would pay on fund distributions or the
 9/30/2019             12,636                   10,717               13,542      redemption of fund shares.
10/31/2019             12,702                   10,738               13,919
                                                                                 FTSE fixed income indices (C) 2019 FTSE
                                                                                 Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                         SINCE
TOTAL RETURN                        ONE YEAR         INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------         ---------                   LLC, a division of S&P Global. All rights
                                     12.94%            6.17%                     reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2025            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015           $10,000                   $10,000               $10,000
11/30/2015             9,950                     9,997                 9,887
12/31/2015             9,749                     9,996                 9,707
 1/31/2016             9,639                    10,036                 9,090
 2/29/2016             9,709                    10,051                 9,043
 3/31/2016            10,217                    10,059                 9,728
 4/30/2016            10,297                    10,066                 9,885
 5/31/2016            10,257                    10,067                 9,900
 6/30/2016            10,462                    10,107                 9,827
 7/31/2016            10,816                    10,107                10,267
 8/31/2016            10,836                    10,103                10,304
 9/30/2016            10,882                    10,118                10,379
10/31/2016            10,689                    10,114                10,181
11/30/2016            10,577                    10,097                10,285
12/31/2016            10,647                    10,114                10,506
 1/31/2017            10,842                    10,120                10,793
 2/28/2017            11,046                    10,135                11,090
 3/31/2017            11,074                    10,138                11,221
 4/30/2017            11,197                    10,154                11,401
 5/31/2017            11,279                    10,167                11,634
 6/30/2017            11,247                    10,162                11,705
 7/31/2017            11,392                    10,183                12,025
 8/31/2017            11,557                    10,203                12,068
 9/30/2017            11,557                    10,197                12,325
10/31/2017            11,744                    10,207                12,577
11/30/2017            11,920                    10,203                12,823
12/31/2017            12,181                    10,206                13,033
 1/31/2018            12,370                    10,195                13,735
 2/28/2018            11,950                    10,205                13,165
 3/31/2018            11,978                    10,229                12,921
 4/30/2018            12,009                    10,229                13,037
 5/31/2018            12,062                    10,243                13,087
 6/30/2018            12,121                    10,262                13,000
 7/31/2018            12,227                    10,269                13,355
 8/31/2018            12,344                    10,288                13,472
 9/30/2018            12,205                    10,294                13,495
10/31/2018            11,533                    10,316                12,431
11/30/2018            11,683                    10,351                12,623
12/31/2018            11,368                    10,416                11,711
 1/31/2019            11,905                    10,446                12,653
 2/28/2019            11,981                    10,459                13,000     Past performance is not predictive of
 3/31/2019            12,308                    10,513                13,132     future performance.
 4/30/2019            12,480                    10,534                13,562
 5/31/2019            12,415                    10,589                12,761     The returns shown do not reflect the
 6/30/2019            12,759                    10,640                13,575     deduction of taxes that a shareholder
 7/31/2019            12,824                    10,650                13,605     would pay on fund distributions or the
 8/31/2019            13,172                    10,717                13,267     redemption of fund shares.
 9/30/2019            13,099                    10,717                13,542
10/31/2019            13,186                    10,738                13,919     FTSE fixed income indices (C) 2019 FTSE
                                                                                 Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                         SINCE
TOTAL RETURN                        ONE YEAR         INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------         ---------                   LLC, a division of S&P Global. All rights
                                     14.33%            7.17%                     reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2030            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015           $10,000                  $10,000               $10,000
11/30/2015             9,920                    9,997                 9,887
12/31/2015             9,727                    9,996                 9,707
 1/31/2016             9,487                   10,036                 9,090
 2/29/2016             9,517                   10,051                 9,043
 3/31/2016            10,064                   10,059                 9,728
 4/30/2016            10,154                   10,066                 9,885
 5/31/2016            10,154                   10,067                 9,900
 6/30/2016            10,277                   10,107                 9,827
 7/31/2016            10,641                   10,107                10,267
 8/31/2016            10,681                   10,103                10,304
 9/30/2016            10,717                   10,118                10,379
10/31/2016            10,525                   10,114                10,181
11/30/2016            10,514                   10,097                10,285
12/31/2016            10,612                   10,114                10,506
 1/31/2017            10,827                   10,120                10,793
 2/28/2017            11,062                   10,135                11,090
 3/31/2017            11,110                   10,138                11,221
 4/30/2017            11,243                   10,154                11,401
 5/31/2017            11,356                   10,167                11,634
 6/30/2017            11,362                   10,162                11,705
 7/31/2017            11,537                   10,183                12,025
 8/31/2017            11,661                   10,203                12,068
 9/30/2017            11,722                   10,197                12,325
10/31/2017            11,939                   10,207                12,577
11/30/2017            12,146                   10,203                12,823
12/31/2017            12,396                   10,206                13,033
 1/31/2018            12,710                   10,195                13,735
 2/28/2018            12,239                   10,205                13,165
 3/31/2018            12,228                   10,229                12,921
 4/30/2018            12,260                   10,229                13,037
 5/31/2018            12,322                   10,243                13,087
 6/30/2018            12,364                   10,262                13,000
 7/31/2018            12,533                   10,269                13,355
 8/31/2018            12,660                   10,288                13,472
 9/30/2018            12,546                   10,294                13,495
10/31/2018            11,782                   10,316                12,431
11/30/2018            11,930                   10,351                12,623
12/31/2018            11,484                   10,416                11,711
 1/31/2019            12,105                   10,446                12,653
 2/28/2019            12,245                   10,459                13,000
 3/31/2019            12,545                   10,513                13,132      Past performance is not predictive of
 4/30/2019            12,771                   10,534                13,562      future performance.
 5/31/2019            12,556                   10,589                12,761
 6/30/2019            12,991                   10,640                13,575      The returns shown do not reflect the
 7/31/2019            13,056                   10,650                13,605      deduction of taxes that a shareholder
 8/31/2019            13,315                   10,717                13,267      would pay on fund distributions or the
 9/30/2019            13,313                   10,717                13,542      redemption of fund shares.
10/31/2019            13,454                   10,738                13,919
                                                                                 FTSE fixed income indices (C) 2019 FTSE
                                                                                 Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                         SINCE
TOTAL RETURN                        ONE YEAR         INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------         ---------                   LLC, a division of S&P Global. All rights
                                     14.20%            7.71%                     reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                        FTSE World Government
                 Dimensional 2035           Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms        (net dividends)
                 -----------------      ---------------------   ---------------
 11/2/2015             $10,000                 $10,000               $10,000
11/30/2015               9,910                   9,997                 9,887
12/31/2015               9,720                   9,996                 9,707
 1/31/2016               9,340                  10,036                 9,090
 2/29/2016               9,310                  10,051                 9,043
 3/31/2016               9,866                  10,059                 9,728
 4/30/2016               9,966                  10,066                 9,885
 5/31/2016               9,996                  10,067                 9,900
 6/30/2016              10,013                  10,107                 9,827
 7/31/2016              10,347                  10,107                10,267
 8/31/2016              10,387                  10,103                10,304
 9/30/2016              10,437                  10,118                10,379
10/31/2016              10,275                  10,114                10,181
11/30/2016              10,386                  10,097                10,285
12/31/2016              10,535                  10,114                10,506
 1/31/2017              10,760                  10,120                10,793
 2/28/2017              11,005                  10,135                11,090
 3/31/2017              11,082                  10,138                11,221
 4/30/2017              11,215                  10,154                11,401
 5/31/2017              11,359                  10,167                11,634
 6/30/2017              11,410                  10,162                11,705
 7/31/2017              11,627                  10,183                12,025
 8/31/2017              11,689                  10,203                12,068
 9/30/2017              11,819                  10,197                12,325
10/31/2017              12,057                  10,207                12,577
11/30/2017              12,264                  10,203                12,823
12/31/2017              12,456                  10,206                13,033
 1/31/2018              12,895                  10,195                13,735
 2/28/2018              12,446                  10,205                13,165
 3/31/2018              12,354                  10,229                12,921
 4/30/2018              12,396                  10,229                13,037
 5/31/2018              12,480                  10,243                13,087
 6/30/2018              12,457                  10,262                13,000
 7/31/2018              12,709                  10,269                13,355
 8/31/2018              12,846                  10,288                13,472
 9/30/2018              12,807                  10,294                13,495
10/31/2018              12,003                  10,316                12,431
11/30/2018              12,162                  10,351                12,623
12/31/2018              11,539                  10,416                11,711
 1/31/2019              12,255                  10,446                12,653
 2/28/2019              12,458                  10,459                13,000     Past performance is not predictive of
 3/31/2019              12,669                  10,513                13,132     future performance.
 4/30/2019              12,969                  10,534                13,562
 5/31/2019              12,530                  10,589                12,761     The returns shown do not reflect the
 6/30/2019              13,092                  10,640                13,575     deduction of taxes that a shareholder
 7/31/2019              13,135                  10,650                13,605     would pay on fund distributions or the
 8/31/2019              13,157                  10,717                13,267     redemption of fund shares.
 9/30/2019              13,288                  10,717                13,542
10/31/2019              13,494                  10,738                13,919     FTSE fixed income indices (C) 2019 FTSE
                                                                                 Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                         SINCE
TOTAL RETURN                        ONE YEAR         INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------         ---------                   LLC, a division of S&P Global. All rights
                                     12.42%            7.79%                     reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                      FTSE World Government
                 Dimensional 2040         Bond Index,
                   Target Date             1-3 Years,             S&P Global
                Retirement Income       Currency-Hedged           BMI Index
                      Fund               in USD Terms          (net dividends)
                -----------------    ----------------------    ---------------
 11/2/2015            $10,000                $10,000                $10,000
11/30/2015              9,900                  9,997                  9,887
12/31/2015              9,692                  9,996                  9,707
 1/31/2016              9,222                 10,036                  9,090
 2/29/2016              9,162                 10,051                  9,043
 3/31/2016              9,790                 10,059                  9,728
 4/30/2016              9,900                 10,066                  9,885
 5/31/2016              9,941                 10,067                  9,900
 6/30/2016              9,918                 10,107                  9,827
 7/31/2016             10,283                 10,107                 10,267
 8/31/2016             10,323                 10,103                 10,304
 9/30/2016             10,383                 10,118                 10,379
10/31/2016             10,220                 10,114                 10,181
11/30/2016             10,393                 10,097                 10,285
12/31/2016             10,572                 10,114                 10,506
 1/31/2017             10,827                 10,120                 10,793
 2/28/2017             11,103                 10,135                 11,090
 3/31/2017             11,210                 10,138                 11,221
 4/30/2017             11,353                 10,154                 11,401
 5/31/2017             11,517                 10,167                 11,634
 6/30/2017             11,599                 10,162                 11,705
 7/31/2017             11,847                 10,183                 12,025
 8/31/2017             11,888                 10,203                 12,068
 9/30/2017             12,070                 10,197                 12,325
10/31/2017             12,339                 10,207                 12,577
11/30/2017             12,566                 10,203                 12,823
12/31/2017             12,738                 10,206                 13,033
 1/31/2018             13,312                 10,195                 13,735
 2/28/2018             12,842                 10,205                 13,165
 3/31/2018             12,681                 10,229                 12,921
 4/30/2018             12,733                 10,229                 13,037
 5/31/2018             12,827                 10,243                 13,087
 6/30/2018             12,756                 10,262                 13,000
 7/31/2018             13,092                 10,269                 13,355
 8/31/2018             13,239                 10,288                 13,472
 9/30/2018             13,257                 10,294                 13,495
10/31/2018             12,402                 10,316                 12,431
11/30/2018             12,560                 10,351                 12,623
12/31/2018             11,762                 10,416                 11,711
 1/31/2019             12,562                 10,446                 12,653
 2/28/2019             12,839                 10,459                 13,000     Past performance is not predictive of
 3/31/2019             12,960                 10,513                 13,132     future performance.
 4/30/2019             13,345                 10,534                 13,562
 5/31/2019             12,650                 10,589                 12,761     The returns shown do not reflect the
 6/30/2019             13,354                 10,640                 13,575     deduction of taxes that a shareholder
 7/31/2019             13,375                 10,650                 13,605     would pay on fund distributions or the
 8/31/2019             13,128                 10,717                 13,267     redemption of fund shares.
 9/30/2019             13,392                 10,717                 13,542
10/31/2019             13,673                 10,738                 13,919     FTSE fixed income indices (C) 2019 FTSE
                                                                                Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                        SINCE
TOTAL RETURN                       ONE YEAR         INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                     --------         ---------                   LLC, a division of S&P Global. All rights
                                    10.25%            8.15%                     reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND VS.
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                                              FTSE World
                Dimensional 2045                           Government Bond
                   Target Date           S&P Global        Index, 1-3 Years,
                Retirement Income         BMI Index         Currency-Hedged
                      Fund             (net dividends)       in USD Terms
                -----------------     -----------------    -----------------
 11/2/2015            $10,000              $10,000              $10,000
11/30/2015              9,880                9,887                9,997
12/31/2015              9,670                9,707                9,996
 1/31/2016              9,170                9,090               10,036
 2/29/2016              9,110                9,043               10,051
 3/31/2016              9,768                9,728               10,059
 4/30/2016              9,879                9,885               10,066
 5/31/2016              9,929                9,900               10,067
 6/30/2016              9,899                9,827               10,107
 7/31/2016             10,295               10,267               10,107
 8/31/2016             10,335               10,304               10,103
 9/30/2016             10,403               10,379               10,118
10/31/2016             10,220               10,181               10,114
11/30/2016             10,413               10,285               10,097
12/31/2016             10,615               10,506               10,114
 1/31/2017             10,891               10,793               10,120
 2/28/2017             11,187               11,090               10,135
 3/31/2017             11,304               11,221               10,138
 4/30/2017             11,458               11,401               10,154
 5/31/2017             11,643               11,634               10,167
 6/30/2017             11,729               11,705               10,162
 7/31/2017             12,018               12,025               10,183
 8/31/2017             12,049               12,068               10,203
 9/30/2017             12,252               12,325               10,197
10/31/2017             12,563               12,577               10,207
11/30/2017             12,832               12,823               10,203
12/31/2017             13,019               13,033               10,206
 1/31/2018             13,688               13,735               10,195
 2/28/2018             13,145               13,165               10,205
 3/31/2018             12,955               12,921               10,229
 4/30/2018             13,007               13,037               10,229
 5/31/2018             13,111               13,087               10,243
 6/30/2018             13,036               13,000               10,262
 7/31/2018             13,425               13,355               10,269
 8/31/2018             13,583               13,472               10,288
 9/30/2018             13,606               13,495               10,294
10/31/2018             12,590               12,431               10,316
11/30/2018             12,781               12,623               10,351
12/31/2018             11,825               11,711               10,416
 1/31/2019             12,753               12,653               10,446
 2/28/2019             13,084               13,000               10,459
 3/31/2019             13,210               13,132               10,513       Past performance is not predictive of
 4/30/2019             13,671               13,562               10,534       future performance.
 5/31/2019             12,836               12,761               10,589
 6/30/2019             13,654               13,575               10,640       The returns shown do not reflect the
 7/31/2019             13,676               13,605               10,650       deduction of taxes that a shareholder
 8/31/2019             13,363               13,267               10,717       would pay on fund distributions or the
 9/30/2019             13,680               13,542               10,717       redemption of fund shares.
10/31/2019             14,016               13,919               10,738
                                                                              Copyright 2019 S&P Dow Jones Indices
                                                                              LLC, a division of S&P Global. All rights
AVERAGE ANNUAL                                       SINCE                    reserved.
TOTAL RETURN                      ONE YEAR         INCEPTION
--------------                    --------         ---------                  FTSE fixed income indices (C) 2019 FTSE
                                   11.32%            8.82%                    Fixed Income LLC. All rights reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2050            Bond Index,
                   Target Date               1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                      Fund                  in USD Terms        (net dividends)
                 -----------------     ---------------------    ---------------
 11/2/2015             $10,000                 $10,000               $10,000
11/30/2015               9,880                   9,997                 9,887
12/31/2015               9,673                   9,996                 9,707
 1/31/2016               9,171                  10,036                 9,090
 2/29/2016               9,110                  10,051                 9,043
 3/31/2016               9,771                  10,059                 9,728
 4/30/2016               9,882                  10,066                 9,885
 5/31/2016               9,933                  10,067                 9,900
 6/30/2016               9,904                  10,107                 9,827
 7/31/2016              10,301                  10,107                10,267
 8/31/2016              10,342                  10,103                10,304
 9/30/2016              10,408                  10,118                10,379
10/31/2016              10,224                  10,114                10,181
11/30/2016              10,418                  10,097                10,285
12/31/2016              10,614                  10,114                10,506
 1/31/2017              10,902                  10,120                10,793
 2/28/2017              11,190                  10,135                11,090
 3/31/2017              11,307                  10,138                11,221
 4/30/2017              11,462                  10,154                11,401
 5/31/2017              11,647                  10,167                11,634
 6/30/2017              11,733                  10,162                11,705
 7/31/2017              12,023                  10,183                12,025
 8/31/2017              12,054                  10,203                12,068
 9/30/2017              12,261                  10,197                12,325
10/31/2017              12,573                  10,207                12,577
11/30/2017              12,843                  10,203                12,823
12/31/2017              13,031                  10,206                13,033
 1/31/2018              13,693                  10,195                13,735
 2/28/2018              13,157                  10,205                13,165
 3/31/2018              12,966                  10,229                12,921
 4/30/2018              13,018                  10,229                13,037
 5/31/2018              13,124                  10,243                13,087
 6/30/2018              13,047                  10,262                13,000
 7/31/2018              13,439                  10,269                13,355
 8/31/2018              13,598                  10,288                13,472
 9/30/2018              13,620                  10,294                13,495
10/31/2018              12,610                  10,316                12,431
11/30/2018              12,802                  10,351                12,623
12/31/2018              11,840                  10,416                11,711
 1/31/2019              12,773                  10,446                12,653
 2/28/2019              13,106                  10,459                13,000
 3/31/2019              13,233                  10,513                13,132     Past performance is not predictive of
 4/30/2019              13,695                  10,534                13,562     future performance.
 5/31/2019              12,846                  10,589                12,761
 6/30/2019              13,679                  10,640                13,575     The returns shown do not reflect the
 7/31/2019              13,690                  10,650                13,605     deduction of taxes that a shareholder
 8/31/2019              13,376                  10,717                13,267     would pay on fund distributions or the
 9/30/2019              13,696                  10,717                13,542     redemption of fund shares.
10/31/2019              14,033                  10,738                13,919
                                                                                 FTSE fixed income indices (C) 2019 FTSE
                                                                                 Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                         SINCE
TOTAL RETURN                        ONE YEAR         INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------         ---------                   LLC, a division of S&P Global. All rights
                                     11.28%            8.85%                     reserved.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2055            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms         (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015             $10,000                $10,000                $10,000
11/30/2015               9,880                  9,997                  9,887
12/31/2015               9,673                  9,996                  9,707
 1/31/2016               9,170                 10,036                  9,090
 2/29/2016               9,110                 10,051                  9,043
 3/31/2016               9,771                 10,059                  9,728
 4/30/2016               9,882                 10,066                  9,885
 5/31/2016               9,932                 10,067                  9,900
 6/30/2016               9,903                 10,107                  9,827
 7/31/2016              10,300                 10,107                 10,267
 8/31/2016              10,340                 10,103                 10,304
 9/30/2016              10,398                 10,118                 10,379
10/31/2016              10,224                 10,114                 10,181
11/30/2016              10,418                 10,097                 10,285
12/31/2016              10,617                 10,114                 10,506
 1/31/2017              10,895                 10,120                 10,793
 2/28/2017              11,193                 10,135                 11,090
 3/31/2017              11,300                 10,138                 11,221
 4/30/2017              11,455                 10,154                 11,401
 5/31/2017              11,640                 10,167                 11,634
 6/30/2017              11,722                 10,162                 11,705
 7/31/2017              12,013                 10,183                 12,025
 8/31/2017              12,044                 10,203                 12,068
 9/30/2017              12,250                 10,197                 12,325
10/31/2017              12,562                 10,207                 12,577
11/30/2017              12,832                 10,203                 12,823
12/31/2017              13,019                 10,206                 13,033
 1/31/2018              13,681                 10,195                 13,735
 2/28/2018              13,145                 10,205                 13,165
 3/31/2018              12,954                 10,229                 12,921
 4/30/2018              13,007                 10,229                 13,037
 5/31/2018              13,112                 10,243                 13,087
 6/30/2018              13,036                 10,262                 13,000
 7/31/2018              13,417                 10,269                 13,355
 8/31/2018              13,586                 10,288                 13,472
 9/30/2018              13,608                 10,294                 13,495
10/31/2018              12,598                 10,316                 12,431
11/30/2018              12,789                 10,351                 12,623
12/31/2018              11,826                 10,416                 11,711
 1/31/2019              12,759                 10,446                 12,653
 2/28/2019              13,091                 10,459                 13,000      Past performance is not predictive of
 3/31/2019              13,218                 10,513                 13,132      future performance.
 4/30/2019              13,681                 10,534                 13,562
 5/31/2019              12,831                 10,589                 12,761      The returns shown do not reflect the
 6/30/2019              13,653                 10,640                 13,575      deduction of taxes that a shareholder
 7/31/2019              13,675                 10,650                 13,605      would pay on fund distributions or the
 8/31/2019              13,361                 10,717                 13,267      redemption of fund shares.
 9/30/2019              13,680                 10,717                 13,542
10/31/2019              14,017                 10,738                 13,919      FTSE fixed income indices (C) 2019 FTSE
                                                                                  Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                          SINCE
TOTAL RETURN                        ONE YEAR          INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------          ---------                   LLC, a division of S&P Global. All rights
                                     11.26%             8.82%                     reserved.

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
NOVEMBER 2, 2015-OCTOBER 31, 2019

                                    [CHART]


                                       FTSE World Government
                 Dimensional 2060            Bond Index,
                    Target Date              1-3 Years,            S&P Global
                 Retirement Income        Currency-Hedged          BMI Index
                       Fund                 in USD Terms         (net dividends)
                 -----------------     ----------------------     ------------
 11/2/2015            $10,000                  $10,000               $10,000
11/30/2015              9,880                    9,997                 9,887
12/31/2015              9,673                    9,996                 9,707
 1/31/2016              9,171                   10,036                 9,090
 2/29/2016              9,110                   10,051                 9,043
 3/31/2016              9,761                   10,059                 9,728
 4/30/2016              9,882                   10,066                 9,885
 5/31/2016              9,933                   10,067                 9,900
 6/30/2016              9,899                   10,107                 9,827
 7/31/2016             10,295                   10,107                10,267
 8/31/2016             10,336                   10,103                10,304
 9/30/2016             10,397                   10,118                10,379
10/31/2016             10,224                   10,114                10,181
11/30/2016             10,417                   10,097                10,285
12/31/2016             10,610                   10,114                10,506
 1/31/2017             10,887                   10,120                10,793
 2/28/2017             11,185                   10,135                11,090
 3/31/2017             11,302                   10,138                11,221
 4/30/2017             11,456                   10,154                11,401
 5/31/2017             11,642                   10,167                11,634
 6/30/2017             11,724                   10,162                11,705
 7/31/2017             12,014                   10,183                12,025
 8/31/2017             12,045                   10,203                12,068
 9/30/2017             12,262                   10,197                12,325
10/31/2017             12,563                   10,207                12,577
11/30/2017             12,832                   10,203                12,823
12/31/2017             13,016                   10,206                13,033
 1/31/2018             13,686                   10,195                13,735
 2/28/2018             13,142                   10,205                13,165
 3/31/2018             12,951                   10,229                12,921
 4/30/2018             13,003                   10,229                13,037
 5/31/2018             13,108                   10,243                13,087
 6/30/2018             13,032                   10,262                13,000
 7/31/2018             13,422                   10,269                13,355
 8/31/2018             13,590                   10,288                13,472
 9/30/2018             13,603                   10,294                13,495
10/31/2018             12,597                   10,316                12,431
11/30/2018             12,787                   10,351                12,623
12/31/2018             11,836                   10,416                11,711
 1/31/2019             12,765                   10,446                12,653
 2/28/2019             13,096                   10,459                13,000
 3/31/2019             13,223                   10,513                13,132      Past performance is not predictive of
 4/30/2019             13,684                   10,534                13,562      future performance.
 5/31/2019             12,837                   10,589                12,761
 6/30/2019             13,668                   10,640                13,575      The returns shown do not reflect the
 7/31/2019             13,690                   10,650                13,605      deduction of taxes that a shareholder
 8/31/2019             13,377                   10,717                13,267      would pay on fund distributions or the
 9/30/2019             13,693                   10,717                13,542      redemption of fund shares.
10/31/2019             14,029                   10,738                13,919
                                                                                  FTSE fixed income indices (C) 2019 FTSE
                                                                                  Fixed Income LLC. All rights reserved.
AVERAGE ANNUAL                                          SINCE
TOTAL RETURN                        ONE YEAR          INCEPTION                   Copyright 2019 S&P Dow Jones Indices
--------------                      --------          ---------                   LLC, a division of S&P Global. All rights
                                     11.37%             8.85%                     reserved.

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

U.S. EQUITY MARKET REVIEW                          12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

Russell 3000(R) Index................................................. 13.49%
Russell 1000(R) Index (large-cap stocks).............................. 14.15%
Russell Midcap(R) Index (mid-cap stocks).............................. 13.72%
Russell 2000(R) Index (small-cap stocks)..............................  4.90%
Russell Microcap(R) Index (micro-cap stocks).......................... -3.27%
Dow Jones U.S. Select REIT Index/SM/.................................. 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

Russell 1000(R) Value Index (large-cap value stocks).................. 11.21%
Russell 1000(R) Growth Index (large-cap growth stocks)................ 17.10%
Russell 2000(R) Value Index (small-cap value stocks)..................  3.22%
Russell 2000(R) Growth Index (small-cap growth stocks)................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

INTERNATIONAL EQUITY MARKET REVIEW                 12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                               RETURN IN U.S. DOLLARS
                                                               ----------------------
MSCI World ex USA Index.......................................         11.08%
MSCI World ex USA Mid Cap Index...............................         10.71%
MSCI World ex USA Small Cap Index.............................          8.61%
MSCI World ex USA Value Index.................................          5.95%
MSCI World ex USA Growth Index................................         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP     LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------     ------------ ----------------------
Japan..................................................     4.57%             9.16%
United Kingdom.........................................     5.73%             7.08%
France.................................................    14.29%            12.54%
Canada.................................................    11.54%            11.45%
Switzerland............................................    16.43%            18.69%
Germany................................................     9.14%             7.46%
Australia..............................................    20.12%            16.76%
Netherlands............................................    21.77%            20.09%
Hong Kong..............................................    15.60%            15.63%
Spain..................................................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                                    RETURN IN U.S. DOLLARS
                                                                    ----------------------
MSCI Emerging Markets Index........................................         11.86%
MSCI Emerging Markets Mid Cap Index................................         11.08%
MSCI Emerging Markets Small Cap Index..............................          9.69%
MSCI Emerging Markets Value Index..................................          6.00%
MSCI Emerging Markets Growth Index.................................         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP            LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------            ------------ ----------------------
China................................................    12.94%            12.90%
Korea................................................     7.43%             5.22%
Taiwan...............................................    20.39%            22.38%
India................................................    12.67%            17.46%
Brazil...............................................    22.35%            13.21%
South Africa.........................................    10.59%             8.41%
Russia...............................................    31.36%            34.30%
Thailand.............................................    -4.10%             5.28%
Mexico...............................................     1.02%             6.71%
Saudi Arabia.........................................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

FIXED INCOME MARKET REVIEW                         12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                                   OCTOBER 31,2018 OCTOBER 31, 2019 CHANGE
                                                   --------------- ---------------- ------
One-Month Treasury Bill (yield)...................      2.20%            1.59%      -0.61%
Ten-Year U.S. Treasury Notes (yield)..............      3.15%            1.69%      -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

TARGET DATE RETIREMENT INCOME FUND 2020-2060
REVIEW                                             12 MONTHS ENDED OCTOBER 31, 2019

   The Dimensional Target Date Retirement Income Portfolios listed below are designed for investors planning to retire in or within a few years of the target date associated with each Portfolio and are planning to withdraw the value of their investment in a Portfolio over many years after the target date:

   Dimensional 2020 Target Date Retirement Income Fund

   Dimensional 2025 Target Date Retirement Income Fund

   Dimensional 2030 Target Date Retirement Income Fund

   Dimensional 2035 Target Date Retirement Income Fund

   Dimensional 2040 Target Date Retirement Income Fund

   Dimensional 2045 Target Date Retirement Income Fund

   Dimensional 2050 Target Date Retirement Income Fund

   Dimensional 2055 Target Date Retirement Income Fund

   Dimensional 2060 Target Date Retirement Income Fund

   Each Portfolio allocates investments to equity and fixed income mutual funds managed by Dimensional (the "Underlying Funds"). Over time, each Portfolio's allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity Underlying Funds and increasing its allocation to fixed income Underlying Funds).

   In particular, the asset allocation strategy for each Portfolio reduces equity risk and seeks to lower the volatility of the inflation-adjusted income the Portfolio may be able to support in retirement as the target date associated with that Portfolio approaches. This means that Portfolios that are still far from their target date will generally focus on asset growth through a higher allocation to the equity and fixed income Underlying Funds earmarked as growth assets. Over time, the percentage of growth assets allocated to equity Underlying Funds is generally expected to decrease relative to the percentage allocated to fixed income Underlying Funds.

   In addition, over time, the Portfolios will also gradually decrease their focus on asset growth and increase their focus on hedging against changes to the cost of funding in-retirement consumption. Beginning approximately 20 years prior to a Portfolio's target date, an increasing portion of the Portfolio will be allocated to fixed income Underlying Funds that are intended to hedge against changes to the cost of funding in-retirement consumption, rather than focus on asset growth. Therefore, in evaluating the performance of this portion of the Portfolio, we believe investors should focus on changes to their cost of funding in-retirement consumption rather than on asset growth. During periods in which real interest rates decrease, the present-day cost of funding an investor's future in-retirement consumption generally increases. As a result, the portion of the Portfolio allocated to the fixed income Underlying Funds, which is intended to hedge against changes to cost of funding in-retirement consumption, should be evaluated alongside changes in the cost of funding in-retirement consumption.

   For the one-year period ending October 31, 2019, in aggregate, the equity and fixed income Underlying Funds used for growth assets had positive returns and contributed to the Portfolios' growth assets. For Portfolios that had a portion of assets allocated to fixed income Underlying Funds for hedging changes to the costs of in-retirement consumption (e.g., Portfolios with target dates of 2035 and earlier), these Underlying Funds generally had positive returns, as interest rates generally decreased; however, as previously discussed, the cost of funding investors' consumption in retirement increased due to the decrease in interest rates.

DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2020 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation- Protected Securities Portfolio and the DFA LTIP Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 12.94% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only bonds government bonds) during a period in which realized credit premiums were positive.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 12.7 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. These holdings outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 12.94% for the Fund and 13.89% for the S&P STRIDE Glide Path 2020 Index, a target date benchmark.

DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2025 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation- Protected Securities Portfolio, and the DFA LTIP Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 14.33% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 17.7 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. These holdings outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 14.33% for the Fund and 15.89% for the S&P STRIDE Glide Path 2025 Index, a target date benchmark.

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2030 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Inflation- Protected Securities Portfolio, and the DFA LTIP Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 14.20% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   The Fund's holdings of the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 22.7 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. These holdings outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 14.20% for the Fund and 16.23% for the S&P STRIDE Glide Path 2030 Index, a target date benchmark.

DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2035 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, DFA Two-Year Global Fixed Income Portfolio and the DFA LTIP Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 12.42% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   The Fund's holdings of the DFA LTIP Portfolio are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 24.7 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. These holdings outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 12.42% for the Fund and 14.22% for the S&P STRIDE Glide Path 2035 Index, a target date benchmark.

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2040 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31,2019, the total return was 10.25% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 10.25% for the Fund and 12.59% for the S&P STRIDE Glide Path 2040 Index, a target date benchmark.

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2045 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 11.32% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 11.32% for the Fund and 12.67% for the S&P STRIDE Glide Path 2045 Index, a target date benchmark.

DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2050 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio,

U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 11.28% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 11.28% for the Fund and 12.67% for the S&P STRIDE Glide Path 2050 Index, a target date benchmark.

DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2055 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 11.26% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 11.26% for the Fund and 12.67% for the S&P STRIDE Glide Path 2055 Index, a target date benchmark.

DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2060 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 11.37% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute part of the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the DFA Short-Term Extended Quality Portfolio and the DFA Two-Year Global Fixed Income Portfolio are also intended to be part of the Fund's growth assets and seek to capture term and credit premiums within global investment grade bonds. For the 12 months ended October 31, 2019, these holdings outperformed the fixed income benchmark. The Fixed Income Underlying Funds' inclusion of corporate bonds was the primary driver of outperformance relative to the fixed income benchmark (which holds only government bonds) during a period in which realized credit premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 11.37% for the Fund and 12.67% for the S&P STRIDE Glide Path 2060 Index, a target date benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

       This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

       To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

       This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                                             BEGINNING  ENDING               EXPENSES
                                                              ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                               VALUE    VALUE     EXPENSE     DURING
                                                             05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                             --------- --------- ---------- ----------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return.......................................... $1,000.00 $1,051.80    0.21%     $1.09
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.15    0.21%     $1.07
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return.......................................... $1,000.00 $1,056.60    0.22%     $1.14
Hypothetical 5% Annual Return............................... $1,000.00 $1,024.10    0.22%     $1.12

DISCLOSURE OF FUND EXPENSES

CONTINUED

                                                         BEGINNING  ENDING               EXPENSES
                                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                           VALUE    VALUE     EXPENSE     DURING
                                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                         --------- --------- ---------- ----------
DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,053.50    0.24%     $1.24
Hypothetical 5% Annual Return........................... $1,000.00 $1,024.00    0.24%     $1.22
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,040.50    0.26%     $1.34
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.90    0.26%     $1.33
DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,024.60    0.27%     $1.38
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.84    0.27%     $1.38
DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,025.30    0.26%     $1.33
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.90    0.26%     $1.33
DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,024.70    0.27%     $1.38
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.84    0.27%     $1.38
DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,024.60    0.27%     $1.38
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.84    0.27%     $1.38
DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,025.30    0.26%     $1.33
Hypothetical 5% Annual Return........................... $1,000.00 $1,023.90    0.26%     $1.33

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUNDS OF FUNDS

                                                        AFFILIATED INVESTMENT COMPANIES
                                                        -------------------------------
Dimensional 2020 Target Date Retirement Income Fund....              100.0%
Dimensional 2025 Target Date Retirement Income Fund....              100.0%
Dimensional 2030 Target Date Retirement Income Fund....              100.0%
Dimensional 2035 Target Date Retirement Income Fund....              100.0%
Dimensional 2040 Target Date Retirement Income Fund....              100.0%
Dimensional 2045 Target Date Retirement Income Fund....              100.0%
Dimensional 2050 Target Date Retirement Income Fund....              100.0%
Dimensional 2055 Target Date Retirement Income Fund....              100.0%
Dimensional 2060 Target Date Retirement Income Fund....              100.0%

              DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES      VALUE+
                                                                       --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc..................................... 5,441,784 $ 65,464,667
Investment in DFA LTIP Portfolio of DFA Investment Dimensions Group
  Inc................................................................. 2,243,117   22,677,910
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc...........................................................   417,973    9,814,001
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc................................................   395,401    9,770,358
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc................................................   239,096    5,446,599
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.....................................   136,533    2,811,225
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc................................................   209,673    2,765,591
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc.....................................    17,517      191,809
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc.....................................    19,121      191,783
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $107,005,766).................................................           $119,133,943
                                                                                 ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $71,397)......................................................    71,397       71,397
                                                                                 ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $107,077,163).................................................           $119,205,340
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                     LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                   ------------ ------- ------- ------------
Affiliated Investment Companies................... $119,133,943   --      --    $119,133,943
Temporary Cash Investments........................       71,397   --      --          71,397
                                                   ------------   --      --    ------------
TOTAL............................................. $119,205,340   --      --    $119,205,340
                                                   ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                             SHARES      VALUE+
                                                                            --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA LTIP Portfolio of DFA Investment Dimensions Group Inc.... 5,233,831 $ 52,914,027
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc.......................................... 3,564,764   42,884,112
Investment in U.S. Large Company Portfolio of Dimensional Investment Group
  Inc......................................................................   923,402   21,681,484
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc................................................................   874,283   21,603,524
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   525,086   11,961,472
Investment in Emerging Markets Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   296,323    6,101,287
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   456,694    6,023,799
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   470,754    4,721,664
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   431,038    4,719,870
                                                                                      ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $151,747,439)......................................................           $172,611,239
                                                                                      ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $64,634)...........................................................    64,634       64,634
                                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $151,812,073)......................................................           $172,675,873
                                                                                      ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------
                                                          LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                        ------------ ------- ------- ------------
Affiliated Investment Companies........................ $172,611,239   --      --    $172,611,239
Temporary Cash Investments.............................       64,634   --      --          64,634
                                                        ------------   --      --    ------------
TOTAL.................................................. $172,675,873   --      --    $172,675,873
                                                        ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                             SHARES      VALUE+
                                                                            --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA LTIP Portfolio of DFA Investment Dimensions Group Inc.... 4,944,543 $ 49,989,332
Investment in U.S. Large Company Portfolio of Dimensional Investment Group
  Inc...................................................................... 1,150,906   27,023,276
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc................................................................ 1,088,747   26,902,929
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   654,179   14,902,186
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc..........................................   804,257    9,675,207
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   858,079    8,606,532
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   785,919    8,605,816
Investment in Emerging Markets Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   363,589    7,486,298
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   564,894    7,450,953
                                                                                      ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $139,268,304)......................................................           $160,642,529
                                                                                      ------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $77,395)...........................................................    77,395       77,395
                                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $139,345,699)......................................................           $160,719,924
                                                                                      ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------
                                                          LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                        ------------ ------- ------- ------------
Affiliated Investment Companies........................ $160,642,529   --      --    $160,642,529
Temporary Cash Investments.............................       77,395   --      --          77,395
                                                        ------------   --      --    ------------
TOTAL.................................................. $160,719,924   --      --    $160,719,924
                                                        ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES      VALUE+
                                                                       --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc........................................................... 1,178,899 $ 27,680,543
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc................................................ 1,118,567   27,639,805
Investment in DFA LTIP Portfolio of DFA Investment Dimensions Group
  Inc................................................................. 2,327,940   23,535,470
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc................................................   670,223   15,267,691
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc..................................... 1,042,140   10,452,662
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc.....................................   954,501   10,451,785
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.....................................   372,237    7,664,360
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc................................................   578,668    7,632,634
                                                                                 ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $113,431,153).................................................           $130,324,950
                                                                                 ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   -----------------------------------------
                                                     LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                   ------------ ------- ------- ------------
Affiliated Investment Companies................... $130,324,950   --      --    $130,324,950
                                                   ------------   --      --    ------------
TOTAL............................................. $130,324,950   --      --    $130,324,950
                                                   ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                             SHARES      VALUE+
                                                                            --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Large Company Portfolio of Dimensional Investment Group
  Inc...................................................................... 1,158,060 $ 27,191,246
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc................................................................ 1,096,451   27,093,304
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   657,456   14,976,841
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 1,078,703   10,819,391
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   988,072   10,819,391
Investment in Emerging Markets Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   369,215    7,602,133
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   569,788    7,515,512
                                                                                      ------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $91,794,166).......................................................           $106,017,818
                                                                                      ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $90,179)...........................................................    90,179       90,179
                                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $91,884,345).......................................................           $106,107,997
                                                                                      ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        -----------------------------------------
                                                          LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                        ------------ ------- ------- ------------
Affiliated Investment Companies........................ $106,017,818   --      --    $106,017,818
Temporary Cash Investments.............................       90,179   --      --          90,179
                                                        ------------   --      --    ------------
TOTAL.................................................. $106,107,997   --      --    $106,107,997
                                                        ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                             SHARES     VALUE+
                                                                            --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Large Company Portfolio of Dimensional Investment Group
  Inc...................................................................... 1,006,452 $23,631,486
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc................................................................   953,115  23,551,476
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   570,885  13,004,758
Investment in Emerging Markets Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   317,475   6,536,820
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   492,544   6,496,658
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   261,189   2,860,017
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc.....................................................   285,146   2,860,012
                                                                                      -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $68,582,968).......................................................           $78,941,227
                                                                                      -----------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $72,604)...........................................................    72,604      72,604
                                                                                      -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $68,655,572).......................................................           $79,013,831
                                                                                      ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ---------------------------------------
                                                          LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                        -----------  ------- ------- -----------
Affiliated Investment Companies........................ $78,941,227    --      --    $78,941,227
Temporary Cash Investments.............................      72,604    --      --         72,604
                                                        -----------    --      --    -----------
TOTAL.................................................. $79,013,831    --      --    $79,013,831
                                                        ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2050 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                            SHARES    VALUE+
                                                                            ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.9%)
Investment in U.S. Large Company Portfolio of Dimensional Investment Group
  Inc...................................................................... 838,664 $19,691,836
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc................................................................ 794,122  19,622,747
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 475,257  10,826,359
Investment in Emerging Markets Core Equity Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 264,314   5,442,211
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 410,226   5,410,884
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 160,617   1,610,989
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 147,122   1,610,989
                                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $54,992,012).......................................................         $64,216,015
                                                                                    -----------
TEMPORARY CASH INVESTMENTS -- (0.1%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $36,065)...........................................................  36,065      36,065
                                                                                    -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $55,028,077).......................................................         $64,252,080
                                                                                    ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                      ---------------------------------------
                                                        LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                      -----------  ------- ------- -----------
Affiliated Investment Companies...................... $64,216,015    --      --    $64,216,015
Temporary Cash Investments...........................      36,065    --      --         36,065
                                                      -----------    --      --    -----------
TOTAL................................................ $64,252,080    --      --    $64,252,080
                                                      ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2055 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                            SHARES    VALUE+
                                                                            ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (99.8%)
Investment in U.S. Large Company Portfolio of Dimensional Investment Group
  Inc...................................................................... 433,471 $10,177,911
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions
  Group Inc................................................................ 411,295  10,163,106
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 245,956   5,602,870
Investment in Emerging Markets Core Equity Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 136,679   2,814,211
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc..................................................... 212,400   2,801,556
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc.....................................................  83,094     833,429
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment
  Dimensions Group Inc.....................................................  76,112     833,429
                                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $29,983,370).......................................................         $33,226,512
                                                                                    -----------
TEMPORARY CASH INVESTMENTS -- (0.2%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $69,844)...........................................................  69,844      69,844
                                                                                    -----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $30,053,214).......................................................         $33,296,356
                                                                                    ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                      ---------------------------------------
                                                        LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                      -----------  ------- ------- -----------
Affiliated Investment Companies...................... $33,226,512    --      --    $33,226,512
Temporary Cash Investments...........................      69,844    --      --         69,844
                                                      -----------    --      --    -----------
TOTAL................................................ $33,296,356    --      --    $33,296,356
                                                      ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2060 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES    VALUE+
                                                                       ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc........................................................... 305,049 $ 7,162,538
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc................................................ 289,442   7,152,100
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc................................................ 173,085   3,942,870
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.....................................  96,180   1,980,345
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc................................................ 149,464   1,971,432
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA
  Investment Dimensions Group Inc.....................................  58,521     586,969
Investment in DFA Short-Term Extended Quality Portfolio of DFA
  Investment Dimensions Group Inc.....................................  53,600     586,924
                                                                               -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $21,142,055)..................................................         $23,383,178
                                                                               ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                 ---------------------------------------
                                                   LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                                 -----------  ------- ------- -----------
Affiliated Investment Companies................. $23,383,178    --      --    $23,383,178
                                                 -----------    --      --    -----------
TOTAL........................................... $23,383,178    --      --    $23,383,178
                                                 ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                             DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL
                                                             2020 TARGET  2025 TARGET  2030 TARGET  2035 TARGET
                                                                DATE         DATE         DATE         DATE
                                                             RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT
                                                             INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
                                                             ------------ ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at Value..... $    119,134 $    172,611 $    160,643 $    130,325
Temporary Cash Investments at Value & Cost..................           71           65           77           --
Receivables:
   Affiliated Investment Companies Sold.....................           --           --           --           92
   Fund Shares Sold.........................................        1,436           35           43          119
   Due from Advisor.........................................           11           11           12           11
Prepaid Expenses and Other Assets...........................           14           13           15           14
                                                             ------------ ------------ ------------ ------------
       Total Assets.........................................      120,666      172,735      160,790      130,561
                                                             ------------ ------------ ------------ ------------
LIABILITIES:
Payables:
   Due to Custodian.........................................           --           --           --           36
   Affiliated Investment Companies Purchased................          255           --            8           --
   Fund Shares Redeemed.....................................           16          697          915          578
Accrued Expenses and Other Liabilities......................           15           17           16           16
                                                             ------------ ------------ ------------ ------------
       Total Liabilities....................................          286          714          939          630
                                                             ------------ ------------ ------------ ------------
NET ASSETS.................................................. $    120,380 $    172,021 $    159,851 $    129,931
                                                             ============ ============ ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
  $120,380; $172,021; $159,851 and $129,931 and shares
  outstanding of 10,381,495, 14,239,123, 12,921,443 and
  10,434,597, respectively.................................. $      11.60 $      12.08 $      12.37 $      12.45
                                                             ============ ============ ============ ============
NUMBER OF SHARES AUTHORIZED.................................  800,000,000  800,000,000  800,000,000  800,000,000
                                                             ============ ============ ============ ============
Investments in Affiliated Investment Companies at Cost...... $    107,006 $    151,747 $    139,268 $    113,431
                                                             ============ ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    108,302 $    151,839 $    139,216 $    113,460
Total Distributable Earnings (Loss).........................       12,078       20,182       20,635       16,471
                                                             ------------ ------------ ------------ ------------
NET ASSETS.................................................. $    120,380 $    172,021 $    159,851 $    129,931
                                                             ============ ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                   DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL  DIMENSIONAL
                                                   2040 TARGET  2045 TARGET  2050 TARGET  2055 TARGET  2060 TARGET
                                                      DATE         DATE         DATE         DATE         DATE
                                                   RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT   RETIREMENT
                                                   INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND
                                                   ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at
  Value........................................... $    106,018 $     78,941 $     64,216 $     33,227 $     23,383
Temporary Cash Investments at Value & Cost........           90           73           36           70           --
Receivables:......................................
   Affiliated Investment Companies Sold...........           --          530           --           --           32
   Fund Shares Sold...............................          250          120          153           64           63
   Due from Advisor...............................           11           11           10            9            9
Prepaid Expenses and Other Assets.................           13           13           12           13           12
                                                   ------------ ------------ ------------ ------------ ------------
       Total Assets...............................      106,382       79,688       64,427       33,383       23,499
                                                   ------------ ------------ ------------ ------------ ------------
LIABILITIES:
Payables:
   Due to Custodian...............................           --           --           --           --           32
   Affiliated Investment Companies Purchased......           46           44           15           65           --
   Fund Shares Redeemed...........................          753        1,447          598          356          214
Accrued Expenses and Other Liabilities............           16           13           11           10            9
                                                   ------------ ------------ ------------ ------------ ------------
       Total Liabilities..........................          815        1,504          624          431          255
                                                   ------------ ------------ ------------ ------------ ------------
NET ASSETS........................................ $    105,567 $     78,184 $     63,803 $     32,952 $     23,244
                                                   ============ ============ ============ ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE:
Institutional Class Shares -- based on net assets
  of $105,567; $78,184; $63,803; $32,952 and
  $23,244 and shares outstanding of 8,344,735,
  6,043,782, 4,948,571, 2,558,139 and 1,796,420,
  respectively.................................... $      12.65 $      12.94 $      12.89 $      12.88 $      12.94
                                                   ============ ============ ============ ============ ============
NUMBER OF SHARES AUTHORIZED.......................  800,000,000  800,000,000  800,000,000  800,000,000  800,000,000
                                                   ============ ============ ============ ============ ============
Investments in Affiliated Investment Companies at
  Cost............................................ $     91,794 $     68,583 $     54,992 $     29,983 $     21,142
                                                   ============ ============ ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital................................... $     92,090 $     68,202 $     54,922 $     29,786 $     21,137
Total Distributable Earnings (Loss)...............       13,477        9,982        8,881        3,166        2,107
                                                   ------------ ------------ ------------ ------------ ------------
NET ASSETS........................................ $    105,567 $     78,184 $     63,803 $     32,952 $     23,244
                                                   ============ ============ ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                                         DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                                         2020 TARGET 2025 TARGET 2030 TARGET 2035 TARGET
                                                                            DATE        DATE        DATE        DATE
                                                                         RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                                         INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                                         ----------- ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment Companies......   $ 2,420     $ 3,403     $ 3,400     $ 2,616
                                                                           -------     -------     -------     -------
          Total Investment Income.......................................     2,420       3,403       3,400       2,616
                                                                           -------     -------     -------     -------
EXPENSES
   Investment Management Fees...........................................        10          13          14          10
   Accounting & Transfer Agent Fees.....................................        41          42          43          40
   Custodian Fees.......................................................         2           2           1           2
   Filing Fees..........................................................        23          24          27          23
   Shareholders' Reports................................................         9          10          11           9
   Directors'/Trustees' Fees & Expenses.................................        --           1           1          --
   Audit Fees...........................................................         1           2           2           2
   Legal Fees...........................................................         2           2           2           2
   Other................................................................        21          27          29          22
                                                                           -------     -------     -------     -------
          Total Expenses................................................       109         123         130         110
                                                                           -------     -------     -------     -------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees
     Recovered by Advisor (Note C)......................................       (43)        (33)        (40)        (40)
                                                                           -------     -------     -------     -------
   Net Expenses.........................................................        66          90          90          70
                                                                           -------     -------     -------     -------
   NET INVESTMENT INCOME (LOSS).........................................     2,354       3,313       3,310       2,546
                                                                           -------     -------     -------     -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated Investment
     Companies..........................................................       225         435         515         349
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold......................       276        (197)       (557)       (433)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...........................    10,366      16,627      16,863      11,486
                                                                           -------     -------     -------     -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..............................    10,867      16,865      16,821      11,402
                                                                           -------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $13,221     $20,178     $20,131     $13,948
                                                                           =======     =======     =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019

                            (AMOUNTS IN THOUSANDS)

                                                             DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                             2040 TARGET 2045 TARGET 2050 TARGET 2055 TARGET 2060 TARGET
                                                                DATE        DATE        DATE        DATE        DATE
                                                             RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT  RETIREMENT
                                                             INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                             ----------- ----------- ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment
  Companies.................................................   $2,107      $1,487      $1,228      $  562      $  396
                                                               ------      ------      ------      ------      ------
       Total Investment Income..............................    2,107       1,487       1,228         562         396
                                                               ------      ------      ------      ------      ------
EXPENSES
   Investment Management Fees...............................        8           6           5           2           2
   Accounting & Transfer Agent Fees.........................       40          37          36          35          35
   Custodian Fees...........................................        2           2           2           2           1
   Filing Fees..............................................       24          22          21          19          19
   Shareholders' Reports....................................        8           7           7           6           6
   Audit Fees...............................................        1          --          --          --          --
   Legal Fees...............................................        2           1           1          --          --
   Other....................................................       17          11          10           5           3
                                                               ------      ------      ------      ------      ------
       Total Expenses.......................................      102          86          82          69          66
                                                               ------      ------      ------      ------      ------
   Fees (Waived), (Expenses Reimbursed), and/or Previously
     Waived Fees Recovered by Advisor (Note C)..............      (45)        (46)        (49)        (53)        (55)
                                                               ------      ------      ------      ------      ------
   Net Expenses.............................................       57          40          33          16          11
                                                               ------      ------      ------      ------      ------
   NET INVESTMENT INCOME (LOSS).............................    2,050       1,447       1,195         546         385
                                                               ------      ------      ------      ------      ------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies...................................      283         217         180          72          52
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold..........     (800)       (432)       (372)        (91)       (130)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares...............    7,550       6,267       5,287       2,503       1,912
                                                               ------      ------      ------      ------      ------
   NET REALIZED AND UNREALIZED GAIN (LOSS)..................    7,033       6,052       5,095       2,484       1,834
                                                               ------      ------      ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $9,083      $7,499      $6,290      $3,030      $2,219
                                                               ======      ======      ======      ======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                          DIMENSIONAL 2020 TARGET DIMENSIONAL 2025 TARGET DIMENSIONAL 2030 TARGET
                                                          DATE RETIREMENT INCOME  DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                 FUND                    FUND                    FUND
                                                          ----------------------  ----------------------  ----------------------
                                                            YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                                            ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                           OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                            2019        2018        2019        2018        2019        2018
                                                           --------    --------    --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss).......................... $  2,354    $  2,752    $  3,313    $  3,222    $  3,310    $  2,902
   Capital Gain Distributions Received from
     Affiliated Investment Companies.....................      225          71         435         120         515         146
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold.......      276         (31)       (197)       (451)       (557)       (264)
   Change in Unrealized Appreciation
     (Depreciation) of:
       Affiliated Investment Companies Shares............   10,366      (4,615)     16,627      (6,020)     16,863      (6,076)
                                                           --------    --------    --------    --------    --------    --------
          Net Increase (Decrease) in Net Assets
            Resulting from Operations....................   13,221      (1,823)     20,178      (3,129)     20,131      (3,292)
                                                           --------    --------    --------    --------    --------    --------
Distributions:
       Institutional Class Shares........................   (2,648)     (2,967)     (3,474)     (3,423)     (3,500)     (3,112)
                                                           --------    --------    --------    --------    --------    --------
          Total Distributions............................   (2,648)     (2,967)     (3,474)     (3,423)     (3,500)     (3,112)
                                                           --------    --------    --------    --------    --------    --------
Capital Share Transactions (1):
   Shares Issued.........................................   30,408      42,991      52,555      63,085      44,262      73,218
   Shares Issued in Lieu of Cash Distributions...........    2,644       2,961       3,466       3,415       3,498       3,110
   Shares Redeemed.......................................  (23,888)    (27,338)    (30,618)    (34,414)    (42,922)    (27,342)
                                                           --------    --------    --------    --------    --------    --------
          Net Increase (Decrease) from Capital
            Share Transactions...........................    9,164      18,614      25,403      32,086       4,838      48,986
                                                           --------    --------    --------    --------    --------    --------
          Total Increase (Decrease) in Net Assets........   19,737      13,824      42,107      25,534      21,469      42,582
NET ASSETS
   Beginning of Year.....................................  100,643      86,819     129,914     104,380     138,382      95,800
                                                           --------    --------    --------    --------    --------    --------
   End of Year........................................... $120,380    $100,643    $172,021    $129,914    $159,851    $138,382
                                                           ========    ========    ========    ========    ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.........................................    2,743       3,893       4,602       5,506       3,812       6,229
   Shares Issued in Lieu of Cash Distributions...........      238         267         303         298         302         265
   Shares Redeemed.......................................   (2,163)     (2,465)     (2,679)     (3,015)     (3,675)     (2,322)
                                                           --------    --------    --------    --------    --------    --------
          Net Increase (Decrease) from Shares
            Issued and Redeemed..........................      818       1,695       2,226       2,789         439       4,172
                                                           ========    ========    ========    ========    ========    ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                   DIMENSIONAL 2035 TARGET DIMENSIONAL 2040 TARGET
                                                                   DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                          FUND                    FUND
                                                                   ----------------------  ----------------------
                                                                     YEAR        YEAR        YEAR        YEAR
                                                                     ENDED       ENDED       ENDED       ENDED
                                                                    OCT 31,     OCT 31,     OCT 31,     OCT 31,
                                                                     2019        2018        2019        2018
                                                                    --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................................... $  2,546    $  1,854    $  2,050    $  1,297
   Capital Gain Distributions Received from Affiliated
     Investment Companies.........................................      349         140         283         127
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold................     (433)        (91)       (800)        (86)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares.....................   11,486      (3,337)      7,550      (1,987)
                                                                    --------    --------    --------    --------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................   13,948      (1,434)      9,083        (649)
                                                                    --------    --------    --------    --------
Distributions:
       Institutional Class Shares.................................   (2,766)     (2,011)     (2,195)     (1,455)
                                                                    --------    --------    --------    --------
          Total Distributions.....................................   (2,766)     (2,011)     (2,195)     (1,455)
                                                                    --------    --------    --------    --------
Capital Share Transactions (1):
   Shares Issued..................................................   42,979      45,682      42,973      36,583
   Shares Issued in Lieu of Cash Distributions....................    2,763       2,008       2,193       1,454
   Shares Redeemed................................................  (27,402)    (15,639)    (25,985)    (13,913)
                                                                    --------    --------    --------    --------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................   18,340      32,051      19,181      24,124
                                                                    --------    --------    --------    --------
          Total Increase (Decrease) in Net Assets.................   29,522      28,606      26,069      22,020
NET ASSETS
   Beginning of Year..............................................  100,409      71,803      79,498      57,478
                                                                    --------    --------    --------    --------
   End of Year.................................................... $129,931    $100,409    $105,567    $ 79,498
                                                                    ========    ========    ========    ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..................................................    3,672       3,826       3,557       2,965
   Shares Issued in Lieu of Cash Distributions....................      238         169         186         119
   Shares Redeemed................................................   (2,318)     (1,312)     (2,165)     (1,131)
                                                                    --------    --------    --------    --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................    1,592       2,683       1,578       1,953
                                                                    ========    ========    ========    ========

                                                                   DIMENSIONAL 2045 TARGET
                                                                   DATE RETIREMENT INCOME
                                                                          FUND
                                                                   ----------------------
                                                                     YEAR        YEAR
                                                                     ENDED       ENDED
                                                                    OCT 31,     OCT 31,
                                                                     2019        2018
                                                                    --------    -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)................................... $  1,447     $   928
   Capital Gain Distributions Received from Affiliated
     Investment Companies.........................................      217          96
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold................     (432)        (80)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares.....................    6,267      (1,734)
                                                                    --------     -------
          Net Increase (Decrease) in Net Assets Resulting
            from Operations.......................................    7,499        (790)
                                                                    --------     -------
Distributions:
       Institutional Class Shares.................................   (1,550)     (1,054)
                                                                    --------     -------
          Total Distributions.....................................   (1,550)     (1,054)
                                                                    --------     -------
Capital Share Transactions (1):
   Shares Issued..................................................   30,225      26,375
   Shares Issued in Lieu of Cash Distributions....................    1,549       1,052
   Shares Redeemed................................................  (15,083)     (8,839)
                                                                    --------     -------
          Net Increase (Decrease) from Capital Share
            Transactions..........................................   16,691      18,588
                                                                    --------     -------
          Total Increase (Decrease) in Net Assets.................   22,640      16,744
NET ASSETS
   Beginning of Year..............................................   55,544      38,800
                                                                    --------     -------
   End of Year.................................................... $ 78,184     $55,544
                                                                    ========     =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued..................................................    2,470       2,088
   Shares Issued in Lieu of Cash Distributions....................      128          84
   Shares Redeemed................................................   (1,220)       (702)
                                                                    --------     -------
          Net Increase (Decrease) from Shares Issued and
            Redeemed..............................................    1,378       1,470
                                                                    ========     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                        DIMENSIONAL 2050 TARGET DIMENSIONAL 2055 TARGET
                                                                        DATE RETIREMENT INCOME  DATE RETIREMENT INCOME
                                                                               FUND                   FUND
                                                                        ----------------------  ----------------------
                                                                          YEAR        YEAR       YEAR        YEAR
                                                                          ENDED       ENDED      ENDED       ENDED
                                                                         OCT 31,     OCT 31,    OCT 31,     OCT 31,
                                                                          2019        2018       2019        2018
                                                                         --------    -------    -------     -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................................ $  1,195     $   792    $   546     $   283
   Capital Gain Distributions Received from Affiliated Investment
     Companies.........................................................      180          85         72          27
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold.....................     (372)        (79)       (91)        (27)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares..........................    5,287      (1,270)     2,503        (611)
                                                                         --------     -------    -------     -------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations.................................................    6,290        (472)     3,030        (328)
                                                                         --------     -------    -------     -------
Distributions:
       Institutional Class Shares......................................   (1,279)       (905)      (576)       (319)
                                                                         --------     -------    -------     -------
          Total Distributions..........................................   (1,279)       (905)      (576)       (319)
                                                                         --------     -------    -------     -------
Capital Share Transactions (1):
   Shares Issued.......................................................   24,933      20,269     16,697       9,915
   Shares Issued in Lieu of Cash Distributions.........................    1,279         905        576         319
   Shares Redeemed.....................................................  (13,103)     (8,392)    (4,544)     (2,837)
                                                                         --------     -------    -------     -------
          Net Increase (Decrease) from Capital Share
            Transactions...............................................   13,109      12,782     12,729       7,397
                                                                         --------     -------    -------     -------
          Total Increase (Decrease) in Net Assets......................   18,120      11,405     15,183       6,750
NET ASSETS
   Beginning of Year...................................................   45,683      34,278     17,769      11,019
                                                                         --------     -------    -------     -------
   End of Year......................................................... $ 63,803     $45,683    $32,952     $17,769
                                                                         ========     =======    =======     =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................................    2,062       1,615      1,381         791
   Shares Issued in Lieu of Cash Distributions.........................      106          73         48          26
   Shares Redeemed.....................................................   (1,072)       (670)      (371)       (230)
                                                                         --------     -------    -------     -------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...................................................    1,096       1,018      1,058         587
                                                                         ========     =======    =======     =======

                                                                        DIMENSIONAL 2060 TARGET
                                                                        DATE RETIREMENT INCOME
                                                                              FUND
                                                                        ----------------------
                                                                         YEAR        YEAR
                                                                         ENDED       ENDED
                                                                        OCT 31,     OCT 31,
                                                                         2019        2018
                                                                        -------     -------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................................ $   385     $   210
   Capital Gain Distributions Received from Affiliated Investment
     Companies.........................................................      52          21
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold.....................    (130)        (20)
   Change in Unrealized Appreciation (Depreciation) of:
       Affiliated Investment Companies Shares..........................   1,912        (418)
                                                                         -------     -------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations.................................................   2,219        (207)
                                                                         -------     -------
Distributions:
       Institutional Class Shares......................................    (403)       (241)
                                                                         -------     -------
          Total Distributions..........................................    (403)       (241)
                                                                         -------     -------
Capital Share Transactions (1):
   Shares Issued.......................................................  12,418       7,807
   Shares Issued in Lieu of Cash Distributions.........................     403         241
   Shares Redeemed.....................................................  (4,273)     (2,021)
                                                                         -------     -------
          Net Increase (Decrease) from Capital Share
            Transactions...............................................   8,548       6,027
                                                                         -------     -------
          Total Increase (Decrease) in Net Assets......................  10,364       5,579
NET ASSETS
   Beginning of Year...................................................  12,880       7,301
                                                                         -------     -------
   End of Year......................................................... $23,244     $12,880
                                                                         =======     =======
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................................   1,033         624
   Shares Issued in Lieu of Cash Distributions.........................      33          19
   Shares Redeemed.....................................................    (353)       (161)
                                                                         -------     -------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...................................................     713         482
                                                                         =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            DIMENSIONAL 2020 TARGET
                                                                                          DATE RETIREMENT INCOME FUND
                                                                                 ---------------------------------------
                                                                                                                    PERIOD
                                                                                   YEAR      YEAR      YEAR         NOV 2,
                                                                                   ENDED     ENDED     ENDED       2015(A)
                                                                                  OCT 31,   OCT 31,   OCT 31,     TO OCT 31,
                                                                                   2019      2018      2017          2016
                                                                                 --------  --------   -------  ------------
Net Asset Value, Beginning of Period............................................ $  10.52  $  11.03   $ 10.58    $ 10.00
                                                                                 --------  --------   -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).................................................     0.24      0.31      0.22       0.18
   Net Gains (Losses) on Securities (Realized and Unrealized)...................     1.11     (0.48)     0.45       0.56
                                                                                 --------  --------   -------    -------
       Total from Investment Operations.........................................     1.35     (0.17)     0.67       0.74
                                                                                 --------  --------   -------    -------
Less Distributions:
-------------------
   Net Investment Income........................................................    (0.24)    (0.32)    (0.22)     (0.16)
   Net Realized Gains...........................................................    (0.03)    (0.02)       --         --
                                                                                 --------  --------   -------    -------
       Total Distributions......................................................    (0.27)    (0.34)    (0.22)     (0.16)
                                                                                 --------  --------   -------    -------
Net Asset Value, End of Period.................................................. $  11.60  $  10.52   $ 11.03    $ 10.58
                                                                                 ========  ========   =======    =======
Total Return....................................................................    12.94%    (1.67%)    6.50%      7.40%(B)
                                                                                 --------  --------   -------    -------
Net Assets, End of Period (thousands)........................................... $120,380  $100,643   $86,819    $54,543
Ratio of Expenses to Average Net Assets *(C)....................................     0.21%     0.21%     0.22%      0.23%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees Recovered by Advisor) *(C).........     0.25%     0.24%     0.26%      0.37%(D)(E)
Ratio of Net Investment Income to Average Net Assets............................     2.15%     2.77%     2.07%      1.76%(D)(E)
                                                                                 --------  --------   -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as follows:........................     0.15%     0.15%     0.16%      0.17%
                                                                                 --------  --------   -------    -------

                                                                                             DIMENSIONAL 2025 TARGET
                                                                                           DATE RETIREMENT INCOME FUND
                                                                                 ----------------------------------------
                                                                                                                     PERIOD
                                                                                   YEAR      YEAR       YEAR         NOV 2,
                                                                                   ENDED     ENDED      ENDED       2015(A)
                                                                                  OCT 31,   OCT 31,    OCT 31,     TO OCT 31,
                                                                                   2019      2018       2017          2016
                                                                                 --------  --------   --------  ------------
Net Asset Value, Beginning of Period............................................ $  10.81  $  11.32   $  10.52    $ 10.00
                                                                                 --------  --------   --------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).................................................     0.25      0.30       0.23       0.20
   Net Gains (Losses) on Securities (Realized and Unrealized)...................     1.28     (0.48)      0.79       0.48
                                                                                 --------  --------   --------    -------
       Total from Investment Operations.........................................     1.53     (0.18)      1.02       0.68
                                                                                 --------  --------   --------    -------
Less Distributions:
-------------------
   Net Investment Income........................................................    (0.25)    (0.31)     (0.22)     (0.16)
   Net Realized Gains...........................................................    (0.01)    (0.02)        --         --
                                                                                 --------  --------   --------    -------
       Total Distributions......................................................    (0.26)    (0.33)     (0.22)     (0.16)
                                                                                 --------  --------   --------    -------
Net Asset Value, End of Period.................................................. $  12.08  $  10.81   $  11.32    $ 10.52
                                                                                 ========  ========   ========    =======
Total Return....................................................................    14.33%    (1.80%)     9.87%      6.89%(B)
                                                                                 --------  --------   --------    -------
Net Assets, End of Period (thousands)........................................... $172,021  $129,914   $104,380    $56,900
Ratio of Expenses to Average Net Assets *(C)....................................     0.22%     0.21%      0.23%      0.25%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees Recovered by Advisor) *(C).........     0.24%     0.24%      0.26%      0.37%(D)(E)
Ratio of Net Investment Income to Average Net Assets............................     2.20%     2.62%      2.08%      1.92%(D)(E)
                                                                                 --------  --------   --------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as follows:........................     0.16%     0.15%      0.17%      0.19%
                                                                                 --------  --------   --------    -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                DIMENSIONAL 2030 TARGET DATE
                                                                                   RETIREMENT INCOME FUND
                                                                       ---------------------------------------
                                                                                                          PERIOD
                                                                         YEAR      YEAR      YEAR         NOV 2,
                                                                         ENDED     ENDED     ENDED       2015(A)
                                                                        OCT 31,   OCT 31,   OCT 31,     TO OCT 31,
                                                                         2019      2018      2017          2016
                                                                       --------  --------   -------  ------------
Net Asset Value, Beginning of Period.................................. $  11.09  $  11.53   $ 10.37    $ 10.00
                                                                       --------  --------   -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.26      0.27      0.23       0.19
   Net Gains (Losses) on Securities (Realized and Unrealized).........     1.29     (0.40)     1.14       0.33
                                                                       --------  --------   -------    -------
       Total from Investment Operations...............................     1.55     (0.13)     1.37       0.52
                                                                       --------  --------   -------    -------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.26)    (0.29)    (0.21)     (0.15)
   Net Realized Gains.................................................    (0.01)    (0.02)       --         --
                                                                       --------  --------   -------    -------
       Total Distributions............................................    (0.27)    (0.31)    (0.21)     (0.15)
                                                                       --------  --------   -------    -------
Net Asset Value, End of Period........................................ $  12.37  $  11.09   $ 11.53    $ 10.37
                                                                       ========  ========   =======    =======
Total Return..........................................................    14.20%    (1.32%)   13.44%      5.25%(B)
                                                                       --------  --------   -------    -------
Net Assets, End of Period (thousands)................................. $159,851  $138,382   $95,800    $51,966
Ratio of Expenses to Average Net Assets *(C)..........................     0.24%     0.24%     0.25%      0.26%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C).......................................................     0.27%     0.27%     0.29%      0.43%(D)(E)
Ratio of Net Investment Income to Average Net Assets..................     2.21%     2.32%     2.07%      1.92%(D)(E)
                                                                       --------  --------   -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:...................................................     0.18%     0.18%     0.19%      0.20%
                                                                       --------  --------   -------    -------

                                                                                DIMENSIONAL 2035 TARGET DATE
                                                                                   RETIREMENT INCOME FUND
                                                                       ---------------------------------------
                                                                                                          PERIOD
                                                                         YEAR      YEAR      YEAR         NOV 2,
                                                                         ENDED     ENDED     ENDED       2015(A)
                                                                        OCT 31,   OCT 31,   OCT 31,     TO OCT 31,
                                                                         2019      2018      2017          2016
                                                                       --------  --------   -------  ------------
Net Asset Value, Beginning of Period.................................. $  11.35  $  11.66   $ 10.12    $ 10.00
                                                                       --------  --------   -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.26      0.24      0.21       0.18
   Net Gains (Losses) on Securities (Realized and Unrealized).........     1.12     (0.28)     1.53       0.09
                                                                       --------  --------   -------    -------
       Total from Investment Operations...............................     1.38     (0.04)     1.74       0.27
                                                                       --------  --------   -------    -------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.26)    (0.25)    (0.20)     (0.15)
   Net Realized Gains.................................................    (0.02)    (0.02)       --         --
                                                                       --------  --------   -------    -------
       Total Distributions............................................    (0.28)    (0.27)    (0.20)     (0.15)
                                                                       --------  --------   -------    -------
Net Asset Value, End of Period........................................ $  12.45  $  11.35   $ 11.66    $ 10.12
                                                                       ========  ========   =======    =======
Total Return..........................................................    12.42%    (0.45%)   17.34%      2.75%(B)
                                                                       --------  --------   -------    -------
Net Assets, End of Period (thousands)................................. $129,931  $100,409   $71,803    $28,708
Ratio of Expenses to Average Net Assets *(C)..........................     0.26%     0.25%     0.26%      0.28%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C).......................................................     0.29%     0.29%     0.31%      0.52%(D)(E)
Ratio of Net Investment Income to Average Net Assets..................     2.20%     2.03%     1.92%      1.84%(D)(E)
                                                                       --------  --------   -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:...................................................     0.20%     0.19%     0.20%      0.22%
                                                                       --------  --------   -------    -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               DIMENSIONAL 2040 TARGET DATE
                                                                                  RETIREMENT INCOME FUND
                                                                       -------------------------------------
                                                                                                        PERIOD
                                                                         YEAR     YEAR     YEAR         NOV 2,
                                                                         ENDED    ENDED    ENDED       2015(A)
                                                                        OCT 31,  OCT 31,  OCT 31,     TO OCT 31,
                                                                         2019     2018     2017          2016
                                                                       --------  -------  -------  ------------
Net Asset Value, Beginning of Period.................................. $  11.75  $ 11.94  $ 10.07    $ 10.00
                                                                       --------  -------  -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................     0.26     0.22     0.21       0.19
   Net Gains (Losses) on Securities (Realized and Unrealized).........     0.92    (0.15)    1.86       0.03
                                                                       --------  -------  -------    -------
       Total from Investment Operations...............................     1.18     0.07     2.07       0.22
                                                                       --------  -------  -------    -------
Less Distributions:
-------------------
   Net Investment Income..............................................    (0.26)   (0.24)   (0.20)     (0.15)
   Net Realized Gains.................................................    (0.02)   (0.02)      --         --
                                                                       --------  -------  -------    -------
       Total Distributions............................................    (0.28)   (0.26)   (0.20)     (0.15)
                                                                       --------  -------  -------    -------
Net Asset Value, End of Period........................................ $  12.65  $ 11.75  $ 11.94    $ 10.07
                                                                       ========  =======  =======    =======
Total Return..........................................................    10.25%    0.51%   20.73%      2.20%(B)
                                                                       --------  -------  -------    -------
Net Assets, End of Period (thousands)................................. $105,567  $79,498  $57,478    $28,270
Ratio of Expenses to Average Net Assets *(C)..........................     0.27%    0.26%    0.27%      0.28%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C).......................................................     0.31%    0.30%    0.32%      0.52%(D)(E)
Ratio of Net Investment Income to Average Net Assets..................     2.16%    1.83%    1.93%      1.90%(D)(E)
                                                                       --------  -------  -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:...................................................     0.21%    0.20%    0.21%      0.22%
                                                                       --------  -------  -------    -------

                                                                              DIMENSIONAL 2045 TARGET DATE
                                                                                 RETIREMENT INCOME FUND
                                                                       ------------------------------------
                                                                                                       PERIOD
                                                                        YEAR     YEAR     YEAR         NOV 2,
                                                                        ENDED    ENDED    ENDED       2015(A)
                                                                       OCT 31,  OCT 31,  OCT 31,     TO OCT 31,
                                                                        2019     2018     2017          2016
                                                                       -------  -------  -------  ------------
Net Asset Value, Beginning of Period.................................. $ 11.90  $ 12.14  $ 10.06    $ 10.00
                                                                       -------  -------  -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss).......................................    0.26     0.24     0.23       0.19
   Net Gains (Losses) on Securities (Realized and Unrealized).........    1.06    (0.20)    2.05       0.02
                                                                       -------  -------  -------    -------
       Total from Investment Operations...............................    1.32     0.04     2.28       0.21
                                                                       -------  -------  -------    -------
Less Distributions:
-------------------
   Net Investment Income..............................................   (0.26)   (0.26)   (0.20)     (0.15)
   Net Realized Gains.................................................   (0.02)   (0.02)      --         --
                                                                       -------  -------  -------    -------
       Total Distributions............................................   (0.28)   (0.28)   (0.20)     (0.15)
                                                                       -------  -------  -------    -------
Net Asset Value, End of Period........................................ $ 12.94  $ 11.90  $ 12.14    $ 10.06
                                                                       =======  =======  =======    =======
Total Return..........................................................   11.32%    0.22%   22.92%      2.20%(B)
                                                                       -------  -------  -------    -------
Net Assets, End of Period (thousands)................................. $78,184  $55,544  $38,800    $15,719
Ratio of Expenses to Average Net Assets *(C)..........................    0.26%    0.26%    0.26%      0.29%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees (Waived),
  (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
  Advisor) *(C).......................................................    0.33%    0.31%    0.34%      0.77%(D)(E)
Ratio of Net Investment Income to Average Net Assets..................    2.14%    1.90%    2.00%      1.89%(D)(E)
                                                                       -------  -------  -------    -------
* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio
  indirectly as a result of Portfolio's investment in Underlying
  Funds as follows:...................................................    0.20%    0.20%    0.20%      0.23%
                                                                       -------  -------  -------    -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     DIMENSIONAL 2050 TARGET DATE RETIREMENT
                                                                   INCOME FUND
                                                   ------------------------------------
                                                                                   PERIOD
                                                    YEAR     YEAR     YEAR         NOV 2,
                                                    ENDED    ENDED    ENDED       2015(A)
                                                   OCT 31,  OCT 31,  OCT 31,     TO OCT 31,
                                                    2019     2018     2017          2016
                                                   -------  -------  -------  ------------
Net Asset Value, Beginning of Period.............. $ 11.86  $ 12.09  $ 10.02    $ 10.00
                                                   -------  -------  -------    -------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................    0.26     0.24     0.22       0.18
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................    1.06    (0.19)    2.06       0.04
                                                   -------  -------  -------    -------
       Total from Investment Operations...........    1.32     0.05     2.28       0.22
                                                   -------  -------  -------    -------
Less Distributions:
-------------------
   Net Investment Income..........................   (0.27)   (0.26)   (0.21)     (0.20)
   Net Realized Gains.............................   (0.02)   (0.02)      --         --
                                                   -------  -------  -------    -------
       Total Distributions........................   (0.29)   (0.28)   (0.21)     (0.20)
                                                   -------  -------  -------    -------
Net Asset Value, End of Period.................... $ 12.89  $ 11.86  $ 12.09    $ 10.02
                                                   =======  =======  =======    =======
Total Return......................................   11.28%    0.30%   22.97%      2.24%(B)
                                                   -------  -------  -------    -------
Net Assets, End of Period (thousands)............. $63,803  $45,683  $34,278    $14,361
Ratio of Expenses to Average Net Assets *(C)......    0.27%    0.26%    0.27%      0.28%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................    0.35%    0.33%    0.36%      0.74%(D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................    2.16%    1.89%    1.99%      1.86%(D)(E)
                                                   -------  -------  -------    -------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................    0.21%    0.20%    0.21%      0.22%
                                                   -------  -------  -------    -------

                                                     DIMENSIONAL 2055 TARGET DATE RETIREMENT
                                                                   INCOME FUND
                                                   ------------------------------------
                                                                                  PERIOD
                                                    YEAR     YEAR     YEAR        NOV 2,
                                                    ENDED    ENDED    ENDED      2015(A)
                                                   OCT 31,  OCT 31,  OCT 31,    TO OCT 31,
                                                    2019     2018     2017         2016
                                                   -------  -------  -------  ------------
Net Asset Value, Beginning of Period.............. $ 11.85  $ 12.08  $ 10.03     $10.00
                                                   -------  -------  -------     ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................    0.26     0.24     0.23       0.20
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................    1.05    (0.20)    2.04       0.02
                                                   -------  -------  -------     ------
       Total from Investment Operations...........    1.31     0.04     2.27       0.22
                                                   -------  -------  -------     ------
Less Distributions:
-------------------
   Net Investment Income..........................   (0.26)   (0.26)   (0.21)     (0.19)
   Net Realized Gains.............................   (0.02)   (0.01)   (0.01)        --
                                                   -------  -------  -------     ------
       Total Distributions........................   (0.28)   (0.27)   (0.22)     (0.19)
                                                   -------  -------  -------     ------
Net Asset Value, End of Period.................... $ 12.88  $ 11.85  $ 12.08     $10.03
                                                   =======  =======  =======     ======
Total Return......................................   11.26%    0.29%   22.86%      2.24%(B)
                                                   -------  -------  -------     ------
Net Assets, End of Period (thousands)............. $32,952  $17,769  $11,019     $2,978
Ratio of Expenses to Average Net Assets *(C)......    0.27%    0.26%    0.27%      0.29%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................    0.47%    0.42%    0.46%      3.60%(D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................    2.15%    1.90%    2.02%      2.02%(D)(E)
                                                   -------  -------  -------     ------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................    0.21%    0.20%    0.21%      0.23%
                                                   -------  -------  -------     ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            DIMENSIONAL 2060 TARGET
                                                          DATE RETIREMENT INCOME FUND
                                                   -----------------------------------
                                                                                 PERIOD
                                                    YEAR     YEAR     YEAR       NOV 2,
                                                    ENDED    ENDED    ENDED     2015(A)
                                                   OCT 31,  OCT 31,  OCT 31,   TO OCT 31,
                                                    2019     2018     2017        2016
                                                   -------  -------  ------- ------------
Net Asset Value, Beginning of Period.............. $ 11.89  $ 12.13  $10.04     $10.00
                                                   -------  -------  ------     ------
Income from Investment Operations (A)
-------------------------------------
   Net Investment Income (Loss)...................    0.26     0.24    0.23       0.19
   Net Gains (Losses) on Securities (Realized and
     Unrealized)..................................    1.07    (0.20)   2.04       0.03
                                                   -------  -------  ------     ------
       Total from Investment Operations...........    1.33     0.04    2.27       0.22
                                                   -------  -------  ------     ------
Less Distributions:
-------------------
   Net Investment Income..........................   (0.26)   (0.27)  (0.18)     (0.18)
   Net Realized Gains.............................   (0.02)   (0.01)     --         --
                                                   -------  -------  ------     ------
       Total Distributions........................   (0.28)   (0.28)  (0.18)     (0.18)
                                                   -------  -------  ------     ------
Net Asset Value, End of Period.................... $ 12.94  $ 11.89  $12.13     $10.04
                                                   =======  =======  ======     ======
Total Return......................................   11.37%    0.27%  22.88%      2.24%(B)
                                                   -------  -------  ------     ------
Net Assets, End of Period (thousands)............. $23,244  $12,880  $7,301     $1,589
Ratio of Expenses to Average Net Assets *(C)......    0.26%    0.26%   0.27%      0.29%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................    0.57%    0.48%   0.61%      5.48%(D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................    2.12%    1.92%   2.01%      1.96%(D)(E)
                                                   -------  -------  ------     ------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................    0.20%    0.20%   0.21%      0.23%
                                                   -------  -------  ------     ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, of which nine portfolios (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by investing substantially all of their assets in other series of IDG and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). The Underlying Funds' shareholder reports are not covered by this report. A copy of the Underlying Funds' shareholder reports is available from the EDGAR database on the SEC's website at http://www.sec.gov. As of October 31, 2019, the
                        -------------------
Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                                                       PERCENTAGE
                                                                                                        OWNERSHIP
FUNDS OF FUNDS                                                      UNDERLYING FUNDS                   AT 10/31/19
--------------                                     --------------------------------------------------- -----------
Dimensional 2020 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                   DFA LTIP Portfolio (IDG)                                11%
                                                   DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2025 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                   DFA LTIP Portfolio (IDG)                                25%
                                                   DFA Inflation-Protected Securities Portfolio (IDG)       1%

Dimensional 2030 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --

                                                                                                       PERCENTAGE
                                                                                                        OWNERSHIP
FUNDS OF FUNDS                                                      UNDERLYING FUNDS                   AT 10/31/19
--------------                                     --------------------------------------------------- -----------
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                   DFA LTIP Portfolio (IDG)                                23%
                                                   DFA Inflation-Protected Securities Portfolio (IDG)      --

Dimensional 2035 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)         --
                                                   DFA LTIP Portfolio (IDG)                                11%

Dimensional 2040 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)         --

Dimensional 2045 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)        --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)         --

Dimensional 2050 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                      --
                                                   U.S. Core Equity 1 Portfolio (IDG)                      --
                                                   Large Cap International Portfolio (IDG)                 --
                                                   International Core Equity Portfolio (IDG)               --
                                                   Emerging Markets Core Equity Portfolio (IDG)            --

                                                                                                     PERCENTAGE
                                                                                                      OWNERSHIP
FUNDS OF FUNDS                                                     UNDERLYING FUNDS                  AT 10/31/19
--------------                                     ------------------------------------------------- -----------
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)       --

Dimensional 2055 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                    --
                                                   U.S. Core Equity 1 Portfolio (IDG)                    --
                                                   Large Cap International Portfolio (IDG)               --
                                                   International Core Equity Portfolio (IDG)             --
                                                   Emerging Markets Core Equity Portfolio (IDG)          --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)       --

Dimensional 2060 Target Date Retirement Income
  Fund                                             U.S. Large Company Portfolio (DIG)                    --
                                                   U.S. Core Equity 1 Portfolio (IDG)                    --
                                                   Large Cap International Portfolio (IDG)               --
                                                   International Core Equity Portfolio (IDG)             --
                                                   Emerging Markets Core Equity Portfolio (IDG)          --
                                                   DFA Two-Year Global Fixed Income Portfolio (IDG)      --
                                                   DFA Short-Term Extended Quality Portfolio (IDG)       --

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 -- inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund shares are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies and are also included as Level 1 investments.

    . Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 -- significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   A valuation hierarchy is included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

   For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Dimensional 2020 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2025 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2030 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2035 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2040 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2045 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2050 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2055 Target Date Retirement Income Fund*............. 0.01%
Dimensional 2060 Target Date Retirement Income Fund*............. 0.01%

* Effective as of February 28, 2019, the management fee payable by each Portfolio was reduced from 0.03% to 0.00%.

   Effective February 28, 2019, pursuant to an Expense Assumption Agreement (the "Expense Assumption Agreement") for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the

Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are reflected below (amounts in thousands). Prior to February 28, 2019, pursuant to a Fee Waiver and Expense Assumption Agreement for each Portfolio, the Advisor had contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Expense Assumption Agreement, prior year fees waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                                      NET WAIVED
                                                                                     FEES/EXPENSES  PREVIOUSLY
                                                                                        ASSUMED    WAIVED FEES/
                                                                        RECOVERY OF   (RECOVERED     EXPENSES
                                                                         PREVIOUSLY   PREVIOUSLY     ASSUMED
                                                              EXPENSE   WAIVED FEES/    WAIVED      SUBJECT TO
                                                             LIMITATION   EXPENSES   FEES/EXPENSES    FUTURE
INSTITUTIONAL CLASS SHARES                                     AMOUNT     ASSUMED      ASSUMED)      RECOVERY
--------------------------                                   ---------- ------------ ------------- ------------
Dimensional 2020 Target Date Retirement Income Fund.........    0.06%        --           $43          $105
Dimensional 2025 Target Date Retirement Income Fund.........    0.06%        --            33            99
Dimensional 2030 Target Date Retirement Income Fund.........    0.06%        --            40           105
Dimensional 2035 Target Date Retirement Income Fund.........    0.06%        --            40            99
Dimensional 2040 Target Date Retirement Income Fund.........    0.06%        --            45           101
Dimensional 2045 Target Date Retirement Income Fund.........    0.06%        --            46            97
Dimensional 2050 Target Date Retirement Income Fund.........    0.06%        --            49           100
Dimensional 2055 Target Date Retirement Income Fund.........    0.06%        --            53            91
Dimensional 2060 Target Date Retirement Income Fund.........    0.06%        --            55            93

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Dimensional 2020 Target Date Retirement Income Fund.............. $ 1
Dimensional 2025 Target Date Retirement Income Fund..............   1
Dimensional 2030 Target Date Retirement Income Fund..............   1
Dimensional 2035 Target Date Retirement Income Fund..............   1
Dimensional 2040 Target Date Retirement Income Fund..............   1
Dimensional 2045 Target Date Retirement Income Fund..............  --
Dimensional 2050 Target Date Retirement Income Fund..............  --
Dimensional 2055 Target Date Retirement Income Fund..............  --
Dimensional 2060 Target Date Retirement Income Fund..............  --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                                    NET
                                                                                  REALIZED   CHANGE IN
                                                   BALANCE AT            PROCEEDS  GAIN/    UNREALIZED   BALANCE AT  SHARES AS OF
                                                   OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,
                                                      2018      AT COST   SALES   ON SALES DEPRECIATION     2019         2019
                                                   ----------- --------- -------- -------- ------------- ----------- ------------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME
  FUND
DFA Inflation-Protected Securities Portfolio        $ 47,854    $16,915  $ 2,792   $(113)     $ 3,601     $ 65,465      5,442
DFA LTIP Portfolio                                    23,395      3,419    8,654     334        4,184       22,678      2,243
U.S. Large Company Portfolio                           8,940      1,979    2,173      58        1,010        9,814        418
U.S. Core Equity 1 Portfolio                           8,959      2,265    2,287      54          779        9,770        395
Large Cap International Portfolio                      5,008      1,186    1,127     (15)         395        5,447        239
Emerging Markets Core Equity Portfolio                 2,379        508      294     (21)         239        2,811        137
International Core Equity Portfolio                    2,499        600      459     (21)         147        2,766        210
DFA Short-Term Extended Quality Portfolio                655         21      493      --            9          192         18
DFA Two-Year Global Fixed Income Portfolio               655         22      487      --            2          192         19
                                                    --------    -------  -------   -----      -------     --------      -----
TOTAL                                               $100,344    $26,915  $18,766   $ 276      $10,366     $119,135      9,121
                                                    ========    =======  =======   =====      =======     ========      =====



                                                   DIVIDEND CAPITAL GAIN
                                                    INCOME  DISTRIBUTIONS
                                                   -------- -------------
DIMENSIONAL 2020 TARGET DATE RETIREMENT INCOME
  FUND
DFA Inflation-Protected Securities Portfolio        $1,200        --
DFA LTIP Portfolio                                     552      $112
U.S. Large Company Portfolio                           165        56
U.S. Core Equity 1 Portfolio                           159        57
Large Cap International Portfolio                      162        --
Emerging Markets Core Equity Portfolio                  71        --
International Core Equity Portfolio                     83        --
DFA Short-Term Extended Quality Portfolio               13        --
DFA Two-Year Global Fixed Income Portfolio              13        --
                                                    ------      ----
TOTAL                                               $2,418      $225
                                                    ======      ====

                                                                                    NET
                                                                                  REALIZED   CHANGE IN
                                                   BALANCE AT            PROCEEDS  GAIN/    UNREALIZED   BALANCE AT  SHARES AS OF
                                                   OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,
                                                      2018      AT COST   SALES   ON SALES DEPRECIATION     2019         2019
                                                   ----------- --------- -------- -------- ------------- ----------- ------------
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME
  FUND
DFA LTIP Portfolio                                  $ 41,978    $ 9,695  $ 7,378   $ (73)     $ 8,692     $ 52,914       5,234
DFA Inflation-Protected Securities Portfolio          25,816     15,956      881     (42)       2,035       42,884       3,565
U.S. Large Company Portfolio                          17,256      4,991    2,861      77        2,218       21,681         923
U.S. Core Equity 1 Portfolio                          17,292      5,439    2,934      23        1,784       21,604         874
Large Cap International Portfolio                      9,675      2,765    1,308     (75)         904       11,961         525
Emerging Markets Core Equity Portfolio                 4,620      1,417      385     (50)         499        6,101         296
International Core Equity Portfolio                    4,815      1,472      546     (56)         339        6,024         457
DFA Two-Year Global Fixed Income Portfolio             4,143      1,051      511      (1)          40        4,722         471
DFA Short-Term Extended Quality Portfolio              4,139        998      532      --          115        4,720         431
                                                    --------    -------  -------   -----      -------     --------      ------
TOTAL                                               $129,734    $43,784  $17,336   $(197)     $16,626     $172,611      12,776
                                                    ========    =======  =======   =====      =======     ========      ======

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME
  FUND
DFA LTIP Portfolio                                  $ 42,032    $ 9,002  $ 9,434   $(154)     $ 8,543     $ 49,989       4,945
U.S. Large Company Portfolio                          24,261      4,320    4,531      80        2,893       27,023       1,151
U.S. Core Equity 1 Portfolio                          24,281      5,409    5,113     (15)       2,341       26,903       1,089
Large Cap International Portfolio                     13,568      2,710    2,427    (184)       1,235       14,902         654
DFA Inflation-Protected Securities Portfolio           3,901      6,168      739     (16)         361        9,675         804
DFA Two-Year Global Fixed Income Portfolio             8,478      1,791    1,733      (5)          76        8,607         858
DFA Short-Term Extended Quality Portfolio              8,475      1,698    1,781     (21)         235        8,606         786
Emerging Markets Core Equity Portfolio                 6,416      1,124      647    (121)         714        7,486         364
International Core Equity Portfolio                    6,669      1,401      963    (121)         465        7,451         565
                                                    --------    -------  -------   -----      -------     --------      ------
TOTAL                                               $138,081    $33,623  $27,368   $(557)     $16,863     $160,642      11,216
                                                    ========    =======  =======   =====      =======     ========      ======



                                                   DIVIDEND CAPITAL GAIN
                                                    INCOME  DISTRIBUTIONS
                                                   -------- -------------
DIMENSIONAL 2025 TARGET DATE RETIREMENT INCOME
  FUND
DFA LTIP Portfolio                                  $1,131      $210
DFA Inflation-Protected Securities Portfolio           725        --
U.S. Large Company Portfolio                           341       112
U.S. Core Equity 1 Portfolio                           331       113
Large Cap International Portfolio                      335        --
Emerging Markets Core Equity Portfolio                 149        --
International Core Equity Portfolio                    172        --
DFA Two-Year Global Fixed Income Portfolio             110        --
DFA Short-Term Extended Quality Portfolio              107        --
                                                    ------      ----
TOTAL                                               $3,401      $435
                                                    ======      ====

DIMENSIONAL 2030 TARGET DATE RETIREMENT INCOME
  FUND
DFA LTIP Portfolio                                  $1,084      $207
U.S. Large Company Portfolio                           452       154
U.S. Core Equity 1 Portfolio                           436       154
Large Cap International Portfolio                      445        --
DFA Inflation-Protected Securities Portfolio           149        --
DFA Two-Year Global Fixed Income Portfolio             208        --
DFA Short-Term Extended Quality Portfolio              202        --
Emerging Markets Core Equity Portfolio                 193        --
International Core Equity Portfolio                    228        --
                                                    ------      ----
TOTAL                                               $3,397      $515
                                                    ======      ====

                                                                                    NET
                                                                                  REALIZED   CHANGE IN
                                                   BALANCE AT            PROCEEDS  GAIN/    UNREALIZED   BALANCE AT  SHARES AS OF
                                                   OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,
                                                      2018      AT COST   SALES   ON SALES DEPRECIATION     2019         2019
                                                   ----------- --------- -------- -------- ------------- ----------- ------------
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME
  FUND
U.S. Large Company Portfolio                        $ 22,137    $ 5,675  $ 3,113   $ (30)     $ 3,012     $ 27,681      1,179
U.S. Core Equity 1 Portfolio                          22,183      6,655    3,543     (64)       2,409       27,640      1,119
DFA LTIP Portfolio                                    14,212      8,991    3,093     (46)       3,471       23,535      2,328
Large Cap International Portfolio                     12,377      3,541    1,702    (122)       1,174       15,268        670
DFA Two-Year Global Fixed Income Portfolio             8,644      2,881    1,160      (5)          93       10,453      1,042
DFA Short-Term Extended Quality Portfolio              8,636      2,786    1,223     (13)         266       10,452        955
Emerging Markets Core Equity Portfolio                 5,826      1,744      461     (77)         632        7,664        372
International Core Equity Portfolio                    6,147      1,802      669     (76)         429        7,633        579
                                                    --------    -------  -------   -----      -------     --------      -----
TOTAL                                               $100,162    $34,075  $14,964   $(433)     $11,486     $130,326      8,244
                                                    ========    =======  =======   =====      =======     ========      =====

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME
  FUND
U.S. Large Company Portfolio                        $ 20,811    $ 7,300  $ 3,596   $(126)     $ 2,802     $ 27,191      1,158
U.S. Core Equity 1 Portfolio                          20,855      7,779    3,574    (190)       2,223       27,093      1,096
Large Cap International Portfolio                     11,747      4,406    2,098    (211)       1,133       14,977        657
DFA Short-Term Extended Quality Portfolio              7,401      5,442    2,270     (16)         262       10,819        988
DFA Two-Year Global Fixed Income Portfolio             7,410      5,546    2,227      (6)          96       10,819      1,079
Emerging Markets Core Equity Portfolio                 5,501      2,274      665    (121)         613        7,602        369
International Core Equity Portfolio                    5,780      2,341      896    (130)         421        7,516        570
                                                    --------    -------  -------   -----      -------     --------      -----
TOTAL                                               $ 79,505    $35,088  $15,326   $(800)     $ 7,550     $106,017      5,917
                                                    ========    =======  =======   =====      =======     ========      =====

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME
  FUND
U.S. Large Company Portfolio                        $ 16,897    $ 6,038  $ 1,686   $ (40)     $ 2,422     $ 23,631      1,006
U.S. Core Equity 1 Portfolio                          16,932      6,407    1,641     (72)       1,925       23,551        953
Large Cap International Portfolio                      9,497      4,158    1,475    (121)         946       13,005        571
Emerging Markets Core Equity Portfolio                 4,517      2,278      675    (113)         530        6,537        317
International Core Equity Portfolio                    4,722      2,132      636     (80)         359        6,497        493
DFA Short-Term Extended Quality Portfolio              1,455      1,784      435      (5)          61        2,860        261
DFA Two-Year Global Fixed Income Portfolio             1,456      1,800      419      (1)          24        2,860        285
                                                    --------    -------  -------   -----      -------     --------      -----
TOTAL                                               $ 55,476    $24,597  $ 6,967   $(432)     $ 6,267     $ 78,941      3,886
                                                    ========    =======  =======   =====      =======     ========      =====



                                                   DIVIDEND CAPITAL GAIN
                                                    INCOME  DISTRIBUTIONS
                                                   -------- -------------
DIMENSIONAL 2035 TARGET DATE RETIREMENT INCOME
  FUND
U.S. Large Company Portfolio                        $  438      $139
U.S. Core Equity 1 Portfolio                           422       139
DFA LTIP Portfolio                                     464        71
Large Cap International Portfolio                      433        --
DFA Two-Year Global Fixed Income Portfolio             227        --
DFA Short-Term Extended Quality Portfolio              219        --
Emerging Markets Core Equity Portfolio                 189        --
International Core Equity Portfolio                    220        --
                                                    ------      ----
TOTAL                                               $2,612      $349
                                                    ======      ====

DIMENSIONAL 2040 TARGET DATE RETIREMENT INCOME
  FUND
U.S. Large Company Portfolio                        $  434      $142
U.S. Core Equity 1 Portfolio                           420       141
Large Cap International Portfolio                      430        --
DFA Short-Term Extended Quality Portfolio              201        --
DFA Two-Year Global Fixed Income Portfolio             210        --
Emerging Markets Core Equity Portfolio                 189        --
International Core Equity Portfolio                    220        --
                                                    ------      ----
TOTAL                                               $2,104      $283
                                                    ======      ====

DIMENSIONAL 2045 TARGET DATE RETIREMENT INCOME
  FUND
U.S. Large Company Portfolio                        $  359      $108
U.S. Core Equity 1 Portfolio                           346       109
Large Cap International Portfolio                      359        --
Emerging Markets Core Equity Portfolio                 158        --
International Core Equity Portfolio                    183        --
DFA Short-Term Extended Quality Portfolio               39        --
DFA Two-Year Global Fixed Income Portfolio              41        --
                                                    ------      ----
TOTAL                                               $1,485      $217
                                                    ======      ====

                                                            NET
                                                          REALIZED   CHANGE IN
                           BALANCE AT            PROCEEDS  GAIN/    UNREALIZED   BALANCE AT  SHARES AS OF
                           OCTOBER 31, PURCHASES   FROM    (LOSS)  APPRECIATION/ OCTOBER 31, OCTOBER 31,  DIVIDEND CAPITAL GAIN
                              2018      AT COST   SALES   ON SALES DEPRECIATION     2019         2019      INCOME  DISTRIBUTIONS
                           ----------- --------- -------- -------- ------------- ----------- ------------ -------- -------------
DIMENSIONAL 2050 TARGET
  DATE RETIREMENT
  INCOME FUND
U.S. Large Company
  Portfolio                  $13,887    $ 5,090   $1,287   $ (56)     $2,058       $19,692        839      $  298      $ 90
U.S. Core Equity 1
  Portfolio                   13,916      5,288    1,157     (74)      1,650        19,623        794         288        90
Large Cap International
  Portfolio                    7,822      3,499    1,190    (110)        805        10,826        475         298        --
Emerging Markets Core
  Equity Portfolio             3,711      1,755      375     (69)        420         5,442        264         131        --
International Core Equity
  Portfolio                    3,893      1,733      454     (60)        299         5,411        410         152        --
DFA Short-Term Extended
  Quality Portfolio            1,168        860      455      (2)         40         1,611        147          30        --
DFA Two-Year Global
  Fixed Income Portfolio       1,169        867      439      (1)         15         1,611        161          32        --
                             -------    -------   ------   -----      ------       -------      -----      ------      ----
TOTAL                        $45,566    $19,092   $5,357   $(372)     $5,287       $64,216      3,090      $1,229      $180
                             =======    =======   ======   =====      ======       =======      =====      ======      ====

DIMENSIONAL 2055 TARGET
  DATE RETIREMENT
  INCOME FUND
U.S. Large Company
  Portfolio                  $ 5,429    $ 3,959   $  188   $ (14)     $  992       $10,178        433      $  135      $ 36
U.S. Core Equity 1
  Portfolio                    5,422      4,125      171     (23)        810        10,163        411         131        36
Large Cap International
  Portfolio                    3,039      2,384      164     (23)        367         5,603        246         137        --
Emerging Markets Core
  Equity Portfolio             1,451      1,295       85     (17)        170         2,814        137          62        --
International Core Equity
  Portfolio                    1,521      1,217       61     (12)        137         2,802        212          70        --
DFA Short-Term Extended
  Quality Portfolio              439        527      151      (1)         19           833         76          13        --
DFA Two-Year Global
  Fixed Income Portfolio         439        531      144      (1)          8           833         83          13        --
                             -------    -------   ------   -----      ------       -------      -----      ------      ----
TOTAL                        $17,740    $14,038   $  964   $ (91)     $2,503       $33,226      1,598      $  561      $ 72
                             =======    =======   ======   =====      ======       =======      =====      ======      ====

DIMENSIONAL 2060 TARGET
  DATE RETIREMENT
  INCOME FUND
U.S. Large Company
  Portfolio                  $ 3,925    $ 2,937   $  409   $ (27)     $  737       $ 7,163        305      $   96      $ 26
U.S. Core Equity 1
  Portfolio                    3,923      3,105      455     (35)        614         7,152        289          93        26
Large Cap International
  Portfolio                    2,198      1,747      263     (30)        291         3,943        173          96        --
Emerging Markets Core
  Equity Portfolio             1,049        926      112     (19)        136         1,980         96          43        --
International Core Equity
  Portfolio                    1,101        892      119     (17)        114         1,971        149          49        --
DFA Short-Term Extended
  Quality Portfolio              317        395      138      (1)         14           587         54           9        --
DFA Two-Year Global
  Fixed Income Portfolio         318        397      133      (1)          6           587         59           9        --
                             -------    -------   ------   -----      ------       -------      -----      ------      ----
TOTAL                        $12,831    $10,399   $1,629   $(130)     $1,912       $23,383      1,125      $  395      $ 52
                             =======    =======   ======   =====      ======       =======      =====      ======      ====

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                                  NET INVESTMENT
                                                                    INCOME AND
                                                                    SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                                  CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                                  -------------- ------------- ---------- ------
Dimensional 2020 Target Date Retirement Income Fund
2018.............................................................     $2,809         $158          --     $2,967
2019.............................................................      2,351          297          --      2,648
Dimensional 2025 Target Date Retirement Income Fund
2018.............................................................      3,309          114          --      3,423
2019.............................................................      3,358          116          --      3,474
Dimensional 2030 Target Date Retirement Income Fund
2018.............................................................      3,003          109          --      3,112
2019.............................................................      3,357          143          --      3,500
Dimensional 2035 Target Date Retirement Income Fund
2018.............................................................      1,936           74          --      2,010
2019.............................................................      2,611          155          --      2,766
Dimensional 2040 Target Date Retirement Income Fund
2018.............................................................      1,374           81          --      1,455
2019.............................................................      2,072          123          --      2,195
Dimensional 2045 Target Date Retirement Income Fund
2018.............................................................      1,001           53          --      1,054
2019.............................................................      1,458           92          --      1,550
Dimensional 2050 Target Date Retirement Income Fund
2018.............................................................        857           48          --        905
2019.............................................................      1,218           61          --      1,279
Dimensional 2055 Target Date Retirement Income Fund
2018.............................................................        309           10          --        319
2019.............................................................        549           26          --        575
Dimensional 2060 Target Date Retirement Income Fund
2018.............................................................        235            6          --        241

                                                                  NET INVESTMENT
                                                                    INCOME AND
                                                                    SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                                  CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                                  -------------- ------------- ---------- -----
2019.............................................................     $ 383          $ 20          --     $ 403

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                                            NET
                                                                        INVESTMENT    LONG-
                                                                        INCOME AND    TERM
                                                                        SHORT-TERM   CAPITAL
                                                                       CAPITAL GAINS  GAINS  TOTAL
                                                                       ------------- ------- -----
Dimensional 2020 Target Date Retirement Income Fund...................     $ (8)      $(119) $(127)
Dimensional 2025 Target Date Retirement Income Fund...................      (18)        (98)  (116)
Dimensional 2030 Target Date Retirement Income Fund...................       --        (145)  (145)
Dimensional 2035 Target Date Retirement Income Fund...................      (15)        (55)   (70)
Dimensional 2040 Target Date Retirement Income Fund...................       --         (44)   (44)
Dimensional 2045 Target Date Retirement Income Fund...................       (0)        (39)   (39)
Dimensional 2050 Target Date Retirement Income Fund...................       (0)        (32)   (32)
Dimensional 2055 Target Date Retirement Income Fund...................       (1)        (17)   (18)
Dimensional 2060 Target Date Retirement Income Fund...................       (2)         (8)   (10)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                             UNDISTRIBUTED
                                                                  NET                                     TOTAL NET
                                                              INVESTMENT                                DISTRIBUTABLE
                                                              INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                                              SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                                             CAPITAL GAINS CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                                             ------------- ------------- -------------- -------------
Dimensional 2020 Target Date Retirement Income Fund.........      $33          $630         $11,416        $12,079
Dimensional 2025 Target Date Retirement Income Fund.........       --           432          19,749         20,181
Dimensional 2030 Target Date Retirement Income Fund.........       --           608          20,028         20,636
Dimensional 2035 Target Date Retirement Income Fund.........       --           408          16,063         16,471
Dimensional 2040 Target Date Retirement Income Fund.........       --           255          13,223         13,478
Dimensional 2045 Target Date Retirement Income Fund.........       --           185           9,796          9,981
Dimensional 2050 Target Date Retirement Income Fund.........        1           151           8,729          8,881
Dimensional 2055 Target Date Retirement Income Fund.........        1            55           3,110          3,166
Dimensional 2060 Target Date Retirement Income Fund.........        0            44           2,063          2,107

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                       NET
                                                                                                    UNREALIZED
                                                             FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                                             TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                                             -------- ------------ -------------- --------------
Dimensional 2020 Target Date Retirement Income Fund......... $107,789   $11,416          --          $11,416
Dimensional 2025 Target Date Retirement Income Fund.........  152,863    19,749          --           19,749
Dimensional 2030 Target Date Retirement Income Fund.........  140,692    20,028          --           20,028
Dimensional 2035 Target Date Retirement Income Fund.........  114,262    16,063          --           16,063
Dimensional 2040 Target Date Retirement Income Fund.........   92,885    13,223          --           13,223
Dimensional 2045 Target Date Retirement Income Fund.........   69,218     9,796          --            9,796
Dimensional 2050 Target Date Retirement Income Fund.........   55,523     8,729          --            8,729
Dimensional 2055 Target Date Retirement Income Fund.........   30,186     3,110          --            3,110
Dimensional 2060 Target Date Retirement Income Fund.........   21,320     2,063          --            2,063

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                                                                      MAXIMUM
                                                             WEIGHTED WEIGHTED                         AMOUNT   OUTSTANDING
                                                             AVERAGE  AVERAGE   NUMBER OF   INTEREST  BORROWED  BORROWINGS
                                                             INTEREST   LOAN       DAYS     EXPENSE    DURING      AS OF
                                                               RATE   BALANCE  OUTSTANDING* INCURRED THE PERIOD 10/31/2019
                                                             -------- -------- ------------ -------- ---------- -----------
Dimensional 2020 Target Date Retirement Income Fund.........   2.97%    $287        52        $ 1      $  968       --
Dimensional 2025 Target Date Retirement Income Fund.........   3.01%     303        64          2       1,079       --
Dimensional 2030 Target Date Retirement Income Fund.........   2.98%     420        67          2       1,525       --
Dimensional 2035 Target Date Retirement Income Fund.........   2.96%     420        49          2       1,233       --
Dimensional 2040 Target Date Retirement Income Fund.........   2.82%     363        40          1         999       --
Dimensional 2045 Target Date Retirement Income Fund.........   2.84%     183        29         --         532       --
Dimensional 2050 Target Date Retirement Income Fund.........   2.89%     175        25         --         575       --
Dimensional 2055 Target Date Retirement Income Fund.........   2.82%     103        10         --         174       --
Dimensional 2060 Target Date Retirement Income Fund.........   2.56%      92         6         --         143       --

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

J. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.


                                                                           APPROXIMATE
                                                                            PERCENTAGE
                                                              NUMBER OF   OF OUTSTANDING
                                                             SHAREHOLDERS     SHARES
                                                             ------------ --------------
Dimensional 2020 Target Date Retirement Income Fund.........      8             78%
Dimensional 2025 Target Date Retirement Income Fund.........      8             73%
Dimensional 2030 Target Date Retirement Income Fund.........      9             82%
Dimensional 2035 Target Date Retirement Income Fund.........      7             69%
Dimensional 2040 Target Date Retirement Income Fund.........      8             78%
Dimensional 2045 Target Date Retirement Income Fund.........      8             78%
Dimensional 2050 Target Date Retirement Income Fund.........      7             76%
Dimensional 2055 Target Date Retirement Income Fund.........      7             79%
Dimensional 2060 Target Date Retirement Income Fund.........      6             74%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2025 Target Date Retirement Income Fund, Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund and Dimensional 2060 Target Date Retirement Income Fund

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dimensional 2020 Target Date Retirement Income Fund, Dimensional 2025 Target Date Retirement Income Fund, Dimensional 2030 Target Date Retirement Income Fund, Dimensional 2035 Target Date Retirement Income Fund, Dimensional 2040 Target Date Retirement Income Fund, Dimensional 2045 Target Date Retirement Income Fund, Dimensional 2050 Target Date Retirement Income Fund, Dimensional 2055 Target Date Retirement Income Fund and Dimensional 2060 Target Date Retirement Income Fund (nine of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                                               OTHER
                                                                                         PORTFOLIOS      DIRECTORSHIPS OF
                                                                                         WITHIN THE           PUBLIC
                               TERM OF OFFICE/1/                                          DFA FUND        COMPANIES HELD
NAME, ADDRESS AND               AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5     COMPLEX/2/        DURING PAST 5
YEAR OF BIRTH        POSITION      SERVICE                      YEARS                     OVERSEEN             YEARS
-----------------    --------- ----------------   ----------------------------------- ------------------ ------------------
George M.            Director    Since 1983       Leo Melamed Professor of Finance,   128 portfolios in  None
Constantinides                                    University of Chicago Booth School  4 investment
University of                                     of Business (since 1978).           companies
Chicago Booth
School of Business
5807 S. Woodlawn
Avenue
Chicago, IL 60637

1947

Douglas W.           Director    Since 2017       Merton H. Miller Distinguished      128 portfolios in  None
Diamond                                           Service Professor of Finance,       4 investment
c/o Dimensional                                   University of Chicago Booth School  companies
Fund Advisors LP                                  of Business (since 1988). Visiting
6300 Bee Cave                                     Scholar, Federal Reserve Bank of
Road, Building                                    Richmond (since 1990). Formerly,
One                                               Fischer Black Visiting Professor
Austin, TX 78746                                  of Financial Economics, Alfred P.
                                                  Sloan School of Management,
1953                                              Massachusetts Institute of
                                                  Technology (2015 to 2016).

Darrell Duffie       Director    Since March      Dean Witter Distinguished           128 portfolios in  Formerly,
c/o Dimensional                  2019             Professor of Finance, Graduate      4 investment       Director,
Fund Advisors LP                                  School of Business, Stanford        companies          Moody's
6300 Bee Cave                                     University (since 1984).                               Corporation
Road, Building                                                                                           (financial
One                                                                                                      information and
Austin, TX 78746                                                                                         information
                                                                                                         technology)
1954                                                                                                     (2008-April
                                                                                                         2018).

Roger G. Ibbotson    Director    Since 1981       Professor in Practice Emeritus of   128 portfolios     None
Yale School of                                    Finance, Yale School of Management  in 4 investment
Management                                        (since 1984). Chairman and          companies
P.O. Box 208200                                   Partner, Zebra Capital Management,
New Haven,                                        LLC (hedge fund and asset manager)
CT 06520-8200                                     (since 2001). Formerly, Consultant
                                                  to Morningstar, Inc. (2006 - 2016).
1943

Edward P. Lazear     Director    Since 2010       Distinguished Visiting Fellow,      128 portfolios     None
Stanford University                               Becker Friedman Institute for       in 4 investment
Graduate School of                                Research in Economics, University   companies
Business                                          of Chicago (since 2015). Morris
Knight                                            Arnold Cox Senior Fellow, Hoover
Management                                        Institution (since 2002). Davies
Center, E346                                      Family Professor of Economics,
Stanford,                                         Graduate School of Business,
CA 94305                                          Stanford University (since 1995).
                                                  Cornerstone Research (expert
1948                                              testimony and economic and
                                                  financial analysis) (since 2009).

Myron S. Scholes     Director    Since 1981       Chief Investment Strategist, Janus  128 portfolios     Formerly,
c/o Dimensional                                   Henderson Investors (since 2014).   in 4 investment    Adviser, Kuapay,
Fund Advisors LP                                  Frank E. Buck Professor of          companies          Inc. (2013-2014).
6300 Bee Cave                                     Finance, Emeritus, Graduate School                     Formerly,
Road, Building                                    of Business, Stanford University                       Director,
One                                               (since 1981).                                          American Century
Austin, TX 78746                                                                                         Fund Complex
                                                                                                         (registered
1941                                                                                                     investment
                                                                                                         companies) (43
                                                                                                         Portfolios) (1980-
                                                                                                         2014).

                                                                                                             OTHER
                                                                                       PORTFOLIOS      DIRECTORSHIPS OF
                                                                                       WITHIN THE           PUBLIC
                              TERM OF OFFICE/1/                                         DFA FUND        COMPANIES HELD
NAME, ADDRESS AND              AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/        DURING PAST 5
YEAR OF BIRTH       POSITION      SERVICE                      YEARS                    OVERSEEN             YEARS
-----------------   --------- ----------------   ----------------------------------  ---------------- --------------------
Abbie J. Smith      Director    Since 2000       Boris and Irene Stern               128 portfolios   Director (since
University of                                    Distinguished Service Professor of  in 4 investment  2000) and
Chicago Booth                                    Accounting, University of Chicago   companies        formerly, Lead
School of Business                               Booth School of Business (since                      Director (2014-
5807 S. Woodlawn                                 1980).                                               2017), HNI
Avenue                                                                                                Corporation
Chicago, IL 60637                                                                                     (office furniture);
                                                                                                      Director, Ryder
1953                                                                                                  System Inc.
                                                                                                      (transportation,
                                                                                                      logistics and
                                                                                                      supply-chain
                                                                                                      management)
                                                                                                      (since 2003); and
                                                                                                      Trustee, UBS
                                                                                                      Funds (3
                                                                                                      investment
                                                                                                      companies within
                                                                                                      the fund complex)
                                                                                                      (19 portfolios)
                                                                                                      (since 2009).

Ingrid M. Werner    Director    Since March      Martin and Andrew Murrer Professor  128 portfolios   Director, Fourth
c/o Dimensional                 2019             of Finance, Fisher College of       in 4 investment  Swedish AP Fund
Fund Advisors LP                                 Business, The Ohio State            companies        (pension fund
6300 Bee Cave                                    University (since 1998). Adjunct                     asset
Road, Building                                   Member, the Prize Committee for                      management)
One                                              the Swedish Riksbank Prize in                        (since 2017).
Austin, TX 78746                                 Economic Sciences in Memory of
                                                 Alfred Nobel (annual award for
1961                                             significant scientific research
                                                 contribution) (since January
                                                 2018). President, Western Finance
                                                 Association (global association of
                                                 academic researchers and
                                                 practitioners in finance) (since
                                                 June 2018). Director, American
                                                 Finance Association (global
                                                 association of academic
                                                 researchers and practitioners in
                                                 finance) (since January 2019).
                                                 Member, Economic Advisory
                                                 Committee, FINRA (since 2017).
                                                 Chairman, Scientific Advisory
                                                 Board, Swedish House of Finance
                                                 (institute supporting academic
                                                 research in finance) (since 2014).
                                                 Member, Scientific Board, Danish
                                                 Finance Institute (institute
                                                 supporting academic research in
                                                 finance) (since 2017). Member,
                                                 Academic Board, Mistra Financial
                                                 Systems (organization funding
                                                 academic research on environment,
                                                 governance and
                                                 climate/sustainability in finance)
                                                 (since 2016). Fellow, Center for
                                                 Analytical Finance (academic
                                                 research) (since
                                                 2015). Associate Editor, Journal
                                                 of Finance (since 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                                              OTHER
                                                                                          PORTFOLIOS     DIRECTORSHIPS OF
                                                                                          WITHIN THE         PUBLIC
                                 TERM OF OFFICE/1/                                         DFA FUND      COMPANIES HELD
NAME, ADDRESS AND                 AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5    COMPLEX/2/      DURING PAST 5
YEAR OF BIRTH        POSITION        SERVICE                      YEARS                    OVERSEEN           YEARS
-----------------  ------------- ----------------   ----------------------------------  ---------------- ----------------
David G. Booth     Chairman        Since 1981       Chairman, Director/Trustee, and     128 portfolios        None
6300 Bee Cave      and Director                     formerly, President and Co-Chief    in 4 investment
Road, Building                                      Executive Officer (each until       companies
One                                                 March 2017) of Dimensional
Austin, TX 78746                                    Emerging Markets Value Fund
                                                    ("DEM"), DFAIDG, Dimensional
1946                                                Investment Group Inc. ("DIG") and
                                                    The DFA Investment Trust Company
                                                    ("DFAITC"). Executive Chairman,
                                                    and formerly, President and
                                                    Co-Chief Executive Officer (each
                                                    until February 2017) of
                                                    Dimensional Holdings Inc.,
                                                    Dimensional Fund Advisors LP,
                                                    Dimensional Investment LLC and DFA
                                                    Securities LLC (collectively with
                                                    DEM, DFAIDG, DIG and DFAITC, the
                                                    "DFA Entities"). Formerly,
                                                    Chairman and Director (2009-2018)
                                                    and Co-Chief Executive Officer
                                                    (2010 - June 2017) of Dimensional
                                                    Fund Advisors Canada ULC. Trustee,
                                                    University of Chicago (since
                                                    2002). Trustee, University of
                                                    Kansas Endowment Association
                                                    (since 2005). Formerly, Director
                                                    of Dimensional Fund Advisors Ltd.
                                                    (2002 - July 2017), DFA Australia
                                                    Limited (1994 - July 2017),
                                                    Dimensional Advisors Ltd. (2012 -
                                                    July 2017), Dimensional Funds plc
                                                    (2006 - July 2017) and Dimensional
                                                    Funds II plc (2006 - July 2017).
                                                    Formerly, Director and President
                                                    of Dimensional Japan Ltd. (2012 -
                                                    April 2017). Formerly, President,
                                                    Dimensional SmartNest (US) LLC
                                                    (2009-2014); and Limited Partner,
                                                    VSC Investors, LLC (2007-2015).
                                                    Formerly, Chairman, Director,
                                                    President and Co-Chief Executive
                                                    Officer of Dimensional Cayman
                                                    Commodity Fund I Ltd.
                                                    (2010-September 2017).

1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.
2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF OFFICE/1/
NAME AND YEAR OF                        AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION            SERVICE                        YEARS
----------------  -------------------- ----------------   --------------------------------------
Valerie A. Brown  Vice President and     Since 2001       Vice President and Assistant
1967              Assistant Secretary                     Secretary of

                                                            .  all the DFA Entities (since 2001)

                                                            .  DFA Australia Limited (since
                                                               2002)

                                                            .  Dimensional Fund Advisors Ltd.
                                                               (since 2002)

                                                            .  Dimensional Cayman Commodity
                                                               Fund I Ltd. (since 2010)

                                                            .  Dimensional Fund Advisors Pte.
                                                               Ltd. (since 2012)

                                                            .  Dimensional Hong Kong Limited
                                                               (since 2012)

                                                          Director, Vice President and
                                                          Assistant Secretary (since 2003) of

                                                            .  Dimensional Fund Advisors Canada
                                                               ULC

Ryan P. Buechner  Vice President and   Since September    Vice President and Assistant
1982              Assistant Secretary       2019          Secretary of

                                                            .  DFAIDG, DIG, DFAITC and DEM
                                                               (since September 2019)

                                                          Vice President (since January 2018) of

                                                            .  Dimensional Holdings Inc.

                                                            .  Dimensional Fund Advisors LP

                                                            .  Dimensional Investment LLC

                                                            .  DFA Securities LLC

David P. Butler   Co-Chief Executive     Since 2017       Co-Chief Executive Officer (since
1964              Officer                                 2017) of

                                                            .  all the DFA entities

                                                          Director (since 2017) of

                                                            .  Dimensional Holdings Inc.

                                                            .  Dimensional Fund Advisors Canada
                                                               ULC

                                                            .  Dimensional Japan Ltd.

                                                            .  Dimensional Advisors Ltd.

                                                            .  Dimensional Fund Advisors Ltd.

                                                            .  DFA Australia Limited

                                                          Director and Co-Chief Executive
                                                          Officer (since 2017) of

                                                            .  Dimensional Cayman Commodity
                                                               Fund I Ltd.

                                                          Head of Global Financial Advisor
                                                          Services (since 2007) for

                                                            .  Dimensional Fund Advisors LP

                                                          Formerly, Vice President (2007 -
                                                          2017) of

                                                            .  all the DFA Entities

Stephen A. Clark  Executive Vice         Since 2017       Executive Vice President (since 2017)
1972              President                               of

                                                            .  all the DFA entities

                                                          Director and Vice President (since
                                                          2016) of

                                                            .  Dimensional Japan Ltd.

                                                          President and Director (since 2016) of

                                                            .  Dimensional Fund Advisors Canada
                                                               ULC

                                                          Vice President (since 2008) and
                                                          Director (since 2016) of

                                                            .  DFA Australia Limited

                                                          Director (since 2016) of

                                                            .  Dimensional Advisors Ltd.

                                                            .  Dimensional Fund Advisors Pte.
                                                               Ltd.

                                                            .  Dimensional Hong Kong Limited

                                                          Vice President (since 2016) of

                                                            .  Dimensional Fund Advisors Pte.
                                                               Ltd.

                                                          Formerly, Vice President (2004 -
                                                          2017) of

                                                            .  all the DFA Entities

                                                          Formerly, Vice President (2010 -
                                                          2016) of

                                                            .  Dimensional Fund Advisors Canada
                                                               ULC

                                                          Formerly, Head of Institutional,
                                                          North America (2012 - 2013) and Head
                                                          of Global Institutional Services
                                                          (2014-2018) for

                                                            .  Dimensional Fund Advisors LP

                                               TERM OF OFFICE/1/
NAME AND YEAR OF                                AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                         POSITION             SERVICE                        YEARS
----------------        ---------------------- ----------------   --------------------------------------
Christopher S. Crossan  Vice President and       Since 2004       Vice President and Global Chief
1965                    Global Chief                              Compliance Officer (since 2004) of
                        Compliance Officer
                                                                    .  all the DFA Entities

                                                                    .  DFA Australia Limited

                                                                    .  Dimensional Fund Advisors Ltd.

                                                                  Chief Compliance Officer (since 2006)
                                                                  and Chief Privacy Officer (since
                                                                  2015) of

                                                                    .  Dimensional Fund Advisors Canada
                                                                       ULC

                                                                  Chief Compliance Officer of

                                                                    .  Dimensional Fund Advisors Pte.
                                                                       Ltd. (since 2012)

                                                                    .  Dimensional Japan Ltd. (since
                                                                       2017)

                                                                  Formerly, Vice President and Global
                                                                  Chief Compliance Officer (2010 -
                                                                  2014) for

                                                                    .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle       Vice President, Chief  Vice President     Vice President, Chief Financial
1958                    Financial Officer,     since 2015 and     Officer, and Treasurer (since 2016) of
                        and Treasurer          Chief Financial
                                                 Officer and        .  all the DFA Entities
                                               Treasurer since
                                                    2016            .  Dimensional Advisors Ltd.

                                                                    .  Dimensional Fund Advisors Ltd.

                                                                    .  Dimensional Hong Kong Limited

                                                                    .  Dimensional Cayman Commodity
                                                                       Fund I Ltd.

                                                                    .  Dimensional Fund Advisors Canada
                                                                       ULC

                                                                    .  Dimensional Fund Advisors Pte.
                                                                       Ltd.

                                                                    .  DFA Australia Limited

                                                                  Director (since 2016) for

                                                                    .  Dimensional Funds plc

                                                                    .  Dimensional Funds II plc

                                                                  Formerly, interim Chief Financial
                                                                  Officer and interim Treasurer
                                                                  (2016) of

                                                                    .  all the DFA Entities

                                                                    .  Dimensional Fund Advisors LP

                                                                    .  Dimensional Fund Advisors Ltd.

                                                                    .  DFA Australia Limited

                                                                    .  Dimensional Advisors Ltd.

                                                                    .  Dimensional Fund Advisors Pte.
                                                                       Ltd.

                                                                    .  Dimensional Hong Kong Limited

                                                                    .  Dimensional Cayman Commodity
                                                                       Fund I Ltd.

                                                                    .  Dimensional Fund Advisors Canada
                                                                       ULC

                                                                  Formerly, Controller (2015 - 2016) of

                                                                    .  all the DFA Entities

                                                                    .  Dimensional Fund Advisors LP

                                                                  Formerly, Vice President (2008 -
                                                                  2015) of

                                                                    .  T. Rowe Price Group, Inc.

                                                                  Formerly, Director of Investment
                                                                  Treasury and Treasurer (2008 - 2015)
                                                                  of

                                                                    .  the T. Rowe Price Funds

Jeff J. Jeon            Vice President           Since 2004       Vice President (since 2004) and
1973                                                              Assistant Secretary (2017-2019) of

                                                                    .  all the DFA Entities

                                                                  Vice President and Assistant
                                                                  Secretary (since 2010) of

                                                                    .  Dimensional Cayman Commodity
                                                                       Fund I Ltd.

Joy Lopez               Vice President and     Vice President     Vice President (since 2015) of
1971                    Assistant Treasurer    since 2015 and
                                                  Assistant         .  all the DFA Entities
                                               Treasurer since
                                                    2017          Assistant Treasurer (since 2017) of

                                                                    .  the DFA Fund Complex

                                                                  Formerly, Senior Tax Manager (2013 -
                                                                  2015) for

                                                                    .  Dimensional Fund Advisors LP

Kenneth M. Manell       Vice President           Since 2010       Vice President (since 2010) of
1972
                                                                    .  all the DFA Entities

                                                                    .  Dimensional Cayman Commodity
                                                                       Fund I Ltd.

Catherine L. Newell     President and          President since    President (since 2017) of
1964                    General Counsel           2017 and
                                               General Counsel      .  the DFA Fund Complex
                                                 since 2001
                                                                  General Counsel (since 2001) of

                                                                    .  All the DFA Entities

                                        TERM OF OFFICE/1/
NAME AND YEAR OF                         AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                    POSITION           SERVICE                        YEARS
----------------    ------------------- ----------------   --------------------------------------
                                                           Executive Vice President (since 2017)
                                                           and Secretary (since 2000) of

                                                             .  Dimensional Fund Advisors LP

                                                             .  Dimensional Holdings Inc.

                                                             .  DFA Securities LLC

                                                             .  Dimensional Investment LLC

                                                           Director (since 2002), Vice President
                                                           (since 1997) and Secretary (since
                                                           2002) of

                                                             .  DFA Australia Limited

                                                             .  Dimensional Fund Advisors Ltd.

                                                           Vice President and Secretary of

                                                             .  Dimensional Fund Advisors Canada
                                                                ULC (since 2003)

                                                             .  Dimensional Cayman Commodity
                                                                Fund I Ltd. (since 2010)

                                                             .  Dimensional Japan Ltd. (since
                                                                2012)

                                                             .  Dimensional Advisors Ltd (since
                                                                2012)

                                                             .  Dimensional Fund Advisors Pte.
                                                                Ltd. (since 2012)

                                                           Director of

                                                             .  Dimensional Funds plc (since
                                                                2002)

                                                             .  Dimensional Funds II plc (since
                                                                2006)

                                                             .  Director of Dimensional Japan
                                                                Ltd. (since 2012)

                                                             .  Dimensional Advisors Ltd. (since
                                                                2012)

                                                             .  Dimensional Fund Advisors Pte.
                                                                Ltd. (since 2012)

                                                             .  Dimensional Hong Kong Limited
                                                                (since 2012)

                                                           Formerly, Vice President and
                                                           Secretary (2010 - 2014) of

                                                             .  Dimensional SmartNest (US) LLC

                                                           Formerly, Vice President (1997 -
                                                           2017) and Secretary (2000 - 2017) of

                                                             .  the DFA Fund Complex

                                                           Formerly, Vice President of

                                                             .  Dimensional Fund Advisors LP
                                                                (1997 - 2017)

                                                             .  Dimensional Holdings Inc. (2006
                                                                - 2017)

                                                             .  DFA Securities LLC (1997 - 2017)

                                                             .  Dimensional Investment LLC (2009
                                                                - 2017)

Selwyn Notelovitz   Vice President and    Since 2013       Vice President and Deputy Chief
1961                Deputy Chief                           Compliance Officer of
                    Compliance Officer
                                                             .  the DFA Fund Complex (since 2013)

                                                             .  Dimensional Fund Advisors LP
                                                                (since 2012)

Carolyn L. O        Vice President and  Vice President     Vice President (since 2010) and
1974                Secretary           since 2010 and     Secretary (since 2017) of
                                        Secretary since
                                             2017            .  the DFA Fund Complex

                                                           Vice President (since 2010) and
                                                           Assistant Secretary (since 2016) of

                                                             .  Dimensional Fund Advisors LP

                                                             .  Dimensional Holdings Inc.

                                                             .  Dimensional Investment LLC

                                                           Vice President of

                                                             .  DFA Securities LLC (since 2010)

                                                             .  Dimensional Cayman Commodity
                                                                Fund I Ltd. (since 2010)

                                                             .  Dimensional Fund Advisors Canada
                                                                ULC (since 2016)

Gerard K. O'Reilly  Co-Chief Executive     Co-Chief        Co-Chief Executive Officer and Chief
1976                Officer and Chief      Executive       Investment Officer (since 2017) of
                    Investment Officer    Officer and
                                             Chief           .  all the DFA Entities
                                          Investment
                                         Officer since       .  Dimensional Fund Advisors Canada
                                             2017               ULC

                                                           Director, Chief Investment Officer
                                                           and Vice President (since 2017) of

                                                             .  DFA Australia Limited

                                                           Chief Investment Officer (since 2017)
                                                           and Vice President (since 2016) of

                                                             .  Dimensional Japan Ltd.

                                                           Director, Co-Chief Executive Officer
                                                           and Chief Investment Officer (since
                                                           2017) of

                                                             .  Dimensional Cayman Commodity
                                                                Fund I Ltd.

                                                           Director of

                                                             .  Dimensional Funds plc (since
                                                                2014)

                                                             .  Dimensional Fund II plc (since
                                                                2014)

                                                             .  Dimensional Holdings Inc. (since
                                                                2017)

                                                           Formerly, Co-Chief Investment Officer
                                                           of

                                                             .  Dimensional Japan Ltd. (2016 -
                                                                2017)

                                                             .  DFA Australia Limited (2014 -
                                                                2017)

                            TERM OF OFFICE/1/
NAME AND YEAR OF             AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH             POSITION      SERVICE                        YEARS
----------------  --------  ----------------   -------------------------------------
                                               Formerly, Executive Vice President
                                               (2017) and Co-Chief Investment
                                               Officer (2014 - 2017) of

                                                 .  all the DFA Entities

                                               Formerly, Vice President (2007 -
                                               2017) of

                                                 .  all the DFA Entities

                                               Formerly, Vice President and Co-Chief
                                               Investment Officer (2014 - 2017) of

                                                 .  Dimensional Fund Advisors Canada
                                                    ULC

                                               Formerly, Director (2017 - 2018) of

                                                 .  Dimensional Fund Advisors Pte.
                                                    Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                      QUALIFYING
                                                                                                          FOR
                               NET                                                                     CORPORATE
                           INVESTMENT    SHORT-TERM     LONG-TERM   RETURN                             DIVIDENDS   QUALIFYING
DFA INVESTMENT               INCOME     CAPITAL GAIN  CAPITAL GAIN    OF    TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.     DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS CAPITAL  INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------     ------------- ------------- ------------- ------- ---------- ------------- ------------- ----------
Dimensional 2020 Target
  Date Retirement Income
  Fund...................      89%           --            11%        --        --          100%          14%          29%
Dimensional 2025 Target
  Date Retirement Income
  Fund...................      95%            2%            3%        --        --          100%          22%          44%
Dimensional 2030 Target
  Date Retirement Income
  Fund...................      95%            1%            4%        --        --          100%          29%          59%
Dimensional 2035 Target
  Date Retirement Income
  Fund...................      92%            2%            6%        --        --          100%          38%          77%
Dimensional 2040 Target
  Date Retirement Income
  Fund...................      94%            1%            5%        --        --          100%          47%          96%
Dimensional 2045 Target
  Date Retirement Income
  Fund...................      93%            1%            6%        --        --          100%          51%         100%
Dimensional 2050 Target
  Date Retirement Income
  Fund...................      95%            1%            4%        --        --          100%          51%         100%
Dimensional 2055 Target
  Date Retirement Income
  Fund...................      95%            1%            4%        --        --          100%          50%         100%
Dimensional 2060 Target
  Date Retirement Income
  Fund...................      95%           --             5%        --        --          100%          51%         100%

                                                                        QUALIFYING
                                                                          SHORT-
                              U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT             GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.     INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------     ------------ ---------- ---------- ---------- ----------
Dimensional 2020 Target
  Date Retirement Income
  Fund...................      --          1%         28%        --         --
Dimensional 2025 Target
  Date Retirement Income
  Fund...................      --          1%         43%        --         --
Dimensional 2030 Target
  Date Retirement Income
  Fund...................      --          2%         58%        --         --
Dimensional 2035 Target
  Date Retirement Income
  Fund...................      --          2%         74%        --         --
Dimensional 2040 Target
  Date Retirement Income
  Fund...................      --          3%         93%        --         --
Dimensional 2045 Target
  Date Retirement Income
  Fund...................      --          3%         99%        --         --
Dimensional 2050 Target
  Date Retirement Income
  Fund...................      --          3%        100%        --         --
Dimensional 2055 Target
  Date Retirement Income
  Fund...................      --          3%        100%        --         --
Dimensional 2060 Target
  Date Retirement Income
  Fund...................      --          3%        100%        --         --

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

 LOGO                                                         DFA103119-053A
                                                                    00237506

                                                                          LOGO

Annual Report

YEAR ENDED: OCTOBER 31, 2019

--------------------------------------------------------------------------------
DFA INVESTMENT DIMENSIONS GROUP INC.
--------------------------------------------------------------------------------

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

SEE THE INSIDE FRONT COVER FOR IMPORTANT INFORMATION ABOUT ACCESS TO YOUR FUND'S ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS.

IMPORTANT INFORMATION ABOUT ACCESS TO SHAREHOLDER REPORTS

   Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Portfolio's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a Portfolio's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

   If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Portfolio anytime by contacting the Portfolio's transfer agent at
(888) 576-1167 or by contacting your financial intermediary.

   You may elect to receive all future shareholder reports in paper free of charge. You can inform a Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 LOGO

December 2019

Dear Fellow Shareholder,

Since our founding in 1981, sound investment solutions based on financial science have been at the heart of Dimensional. We recognize that the assets you entrust to our firm play an important role in your future.

With a 38-year track record, our investment strategies are guided by rigorous academic research, deep convictions about the power of capital markets, and the importance of information in security prices.

We aim to add value through implementation by using a systematic approach to invest in securities with higher expected returns and implementing a robust portfolio management process that seeks to increase returns and manage risk. We apply flexible trading algorithms to minimize potential price impact.

We take pride in the many longstanding clients we have had the honor of working with over the last four decades, and we continue to seek opportunities to raise the bar both within our company and the industry.

On behalf of more than 1,400 employees at Dimensional aiming to serve you, we thank you.

Sincerely,

  LOGO                                   LOGO

 DAVID P. BUTLER                        GERARD K. O'REILLY
 Co-Chief Executive Officer             Co-Chief Executive Officer and
                                        Chief Investment Officer

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                 ANNUAL REPORT

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
      LETTER TO SHAREHOLDERS
      DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES.....................   1
         Performance Charts..........................................   2
         Management's Discussion and Analysis........................   4
         Disclosure of Fund Expenses.................................  10
         Disclosure of Portfolio Holdings............................  12
         Schedules of Investments
             Dimensional 2005 Target Date Retirement Income Fund.....  13
             Dimensional 2010 Target Date Retirement Income Fund.....  14
             Dimensional 2015 Target Date Retirement Income Fund.....  15
         Statements of Assets and Liabilities........................  16
         Statements of Operations....................................  17
         Statements of Changes in Net Assets.........................  18
         Financial Highlights........................................  19
         Notes to Financial Statements...............................  21
         Report of Independent Registered Public Accounting Firm.....  31
         Section 19(a) Notice........................................  32
      FUND MANAGEMENT................................................  33
         Board of Directors or Trustees Table........................  34
      VOTING PROXIES ON FUND PORTFOLIO SECURITIES....................  41
      NOTICE TO SHAREHOLDERS.........................................  42

This report is submitted for the information of each Portfolio's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Footnotes

+      See Note B to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------

(A)    Computed using average shares outstanding.
(B)    Non-Annualized
(C) Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.
(D)    Annualized
(E) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

ALL STATEMENTS, SCHEDULES AND NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------

--     Amounts designated as -- are either zero or rounded to zero.
SEC    Securities and Exchange Commission
(a)    Commencement of Operations

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
November 2, 2015-October 31, 2019

                                          [CHART]


                                             FTSE World Government
                       Dimensional 2005            Bond Index,
                          Target Date              1-3 Years,            S&P Global
                       Retirement Income        Currency-Hedged          BMI Index
                             Fund                 in USD Terms        (net dividends)
                       -----------------     ----------------------   ---------------
       11/2/2015             $10,000                  $10,000             $10,000
      11/30/2015               9,960                    9,997               9,887
      12/31/2015               9,834                    9,996               9,707
       1/31/2016               9,824                   10,036               9,090
       2/29/2016               9,894                   10,051               9,043
       3/31/2016              10,178                   10,059               9,728
       4/30/2016              10,218                   10,066               9,885
       5/31/2016              10,178                   10,067               9,900
       6/30/2016              10,326                   10,107               9,827
       7/31/2016              10,467                   10,107              10,267
       8/31/2016              10,436                   10,103              10,304
       9/30/2016              10,518                   10,118              10,379
      10/31/2016              10,438                   10,114              10,181
      11/30/2016              10,336                   10,097              10,285
      12/31/2016              10,375                   10,114              10,506
       1/31/2017              10,519                   10,120              10,793
       2/28/2017              10,611                   10,135              11,090
       3/31/2017              10,640                   10,138              11,221
       4/30/2017              10,722                   10,154              11,401
       5/31/2017              10,763                   10,167              11,634
       6/30/2017              10,713                   10,162              11,705
       7/31/2017              10,827                   10,183              12,025
       8/31/2017              10,909                   10,203              12,068
       9/30/2017              10,870                   10,197              12,325
      10/31/2017              10,973                   10,207              12,577
      11/30/2017              11,025                   10,203              12,823
      12/31/2017              11,127                   10,206              13,033
       1/31/2018              11,180                   10,195              13,735
       2/28/2018              11,012                   10,205              13,165
       3/31/2018              11,053                   10,229              12,921
       4/30/2018              11,042                   10,229              13,037
       5/31/2018              11,095                   10,243              13,087
       6/30/2018              11,127                   10,262              13,000
       7/31/2018              11,169                   10,269              13,355
       8/31/2018              11,254                   10,288              13,472
       9/30/2018              11,190                   10,294              13,495        Past performance is not
      10/31/2018              10,924                   10,316              12,431        predictive of future
      11/30/2018              11,009                   10,351              12,623        performance.
      12/31/2018              10,877                   10,416              11,711
       1/31/2019              11,155                   10,446              12,653        The returns shown do not
       2/28/2019              11,208                   10,459              13,000        reflect the deduction of
       3/31/2019              11,376                   10,513              13,132        taxes that a shareholder
       4/30/2019              11,483                   10,534              13,562        would pay on fund
       5/31/2019              11,440                   10,589              12,761        distributions or the
       6/30/2019              11,674                   10,640              13,575        redemption of fund shares.
       7/31/2019              11,696                   10,650              13,605
       8/31/2019              11,782                   10,717              13,267        FTSE fixed income indices
       9/30/2019              11,752                   10,717              13,542        (C) 2019 FTSE Fixed Income
      10/31/2019              11,828                   10,738              13,919        LLC. All rights reserved.

                                                                                         Copyright 2019 S&P Dow
                  AVERAGE ANNUAL         ONE            SINCE                            Jones Indices LLC, a
                  TOTAL RETURN           YEAR         INCEPTION                          division of S&P Global. All
                  --------------------------------------------------------------         rights reserved.
                                         8.27%          4.29%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,

S&P GLOBAL BMI INDEX (NET DIVIDENDS)
November 2, 2015-October 31, 2019

                                         [CHART]


                                            FTSE World Government
                      Dimensional 2010            Bond Index,
                         Target Date              1-3 Years,           S&P Global
                      Retirement Income        Currency-Hedged         BMI Index
                            Fund                 in USD Terms        (net dividends)
                      -----------------     ----------------------   ---------------
      11/2/2015             $10,000                 $10,000              $10,000
     11/30/2015               9,960                   9,997                9,887
     12/31/2015               9,813                   9,996                9,707
      1/31/2016               9,843                  10,036                9,090
      2/29/2016               9,923                  10,051                9,043
      3/31/2016              10,255                  10,059                9,728
      4/30/2016              10,305                  10,066                9,885
      5/31/2016              10,245                  10,067                9,900
      6/30/2016              10,434                  10,107                9,827
      7/31/2016              10,615                  10,107               10,267
      8/31/2016              10,585                  10,103               10,304
      9/30/2016              10,672                  10,118               10,379
     10/31/2016              10,570                  10,114               10,181
     11/30/2016              10,419                  10,097               10,285
     12/31/2016              10,460                  10,114               10,506
      1/31/2017              10,624                  10,120               10,793
      2/28/2017              10,736                  10,135               11,090
      3/31/2017              10,757                  10,138               11,221
      4/30/2017              10,860                  10,154               11,401
      5/31/2017              10,901                  10,167               11,634
      6/30/2017              10,834                  10,162               11,705
      7/31/2017              10,958                  10,183               12,025
      8/31/2017              11,072                  10,203               12,068
      9/30/2017              11,008                  10,197               12,325
     10/31/2017              11,132                  10,207               12,577
     11/30/2017              11,194                  10,203               12,823
     12/31/2017              11,335                  10,206               13,033
      1/31/2018              11,377                  10,195               13,735
      2/28/2018              11,167                  10,205               13,165
      3/31/2018              11,212                  10,229               12,921
      4/30/2018              11,212                  10,229               13,037
      5/31/2018              11,265                  10,243               13,087
      6/30/2018              11,300                  10,262               13,000
      7/31/2018              11,342                  10,269               13,355
      8/31/2018              11,438                  10,288               13,472        Past performance is not
      9/30/2018              11,351                  10,294               13,495        predictive of future
     10/31/2018              11,010                  10,316               12,431        performance.
     11/30/2018              11,106                  10,351               12,623
     12/31/2018              10,945                  10,416               11,711        The returns shown do not
      1/31/2019              11,299                  10,446               12,653        reflect the deduction of
      2/28/2019              11,352                  10,459               13,000        taxes that a shareholder
      3/31/2019              11,564                  10,513               13,132        would pay on fund
      4/30/2019              11,704                  10,534               13,562        distributions or the
      5/31/2019              11,650                  10,589               12,761        redemption of fund shares.
      6/30/2019              11,938                  10,640               13,575
      7/31/2019              11,971                  10,650               13,605        FTSE fixed income indices
      8/31/2019              12,090                  10,717               13,267        (C) 2019 FTSE Fixed Income
      9/30/2019              12,045                  10,717               13,542        LLC. All rights reserved.
     10/31/2019              12,121                  10,738               13,919
                                                                          13,919        Copyright 2019 S&P Dow
                AVERAGE ANNUAL          ONE            SINCE                            Jones Indices LLC, a
                TOTAL RETURN            YEAR         INCEPTION                          division of S&P Global. All
                ---------------------------------------------------------------         rights reserved.
                                       10.09%          4.93%

--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND VS.
FTSE WORLD GOVERNMENT BOND INDEX, 1-3 YEARS, CURRENCY-HEDGED IN USD TERMS,
S&P GLOBAL BMI INDEX (NET DIVIDENDS)
November 2, 2015-October 31, 2019

                                         [CHART]


                                            FTSE World Government
                      Dimensional 2015            Bond Index,
                         Target Date              1-3 Years,            S&P Global
                      Retirement Income        Currency-Hedged          BMI Index
                            Fund                 in USD Terms        (net dividends)
                      -----------------     ----------------------     ------------
      11/2/2015            $10,000                  $10,000              $10,000
     11/30/2015              9,970                    9,997                9,887
     12/31/2015              9,803                    9,996                9,707
      1/31/2016              9,853                   10,036                9,090
      2/29/2016              9,953                   10,051                9,043
      3/31/2016             10,305                   10,059                9,728
      4/30/2016             10,365                   10,066                9,885
      5/31/2016             10,305                   10,067                9,900
      6/30/2016             10,529                   10,107                9,827
      7/31/2016             10,740                   10,107               10,267
      8/31/2016             10,710                   10,103               10,304
      9/30/2016             10,788                   10,118               10,379
     10/31/2016             10,667                   10,114               10,181
     11/30/2016             10,494                   10,097               10,285
     12/31/2016             10,520                   10,114               10,506
      1/31/2017             10,684                   10,120               10,793
      2/28/2017             10,817                   10,135               11,090
      3/31/2017             10,829                   10,138               11,221
      4/30/2017             10,932                   10,154               11,401
      5/31/2017             10,973                   10,167               11,634
      6/30/2017             10,899                   10,162               11,705
      7/31/2017             11,013                   10,183               12,025
      8/31/2017             11,147                   10,203               12,068
      9/30/2017             11,084                   10,197               12,325
     10/31/2017             11,208                   10,207               12,577
     11/30/2017             11,302                   10,203               12,823
     12/31/2017             11,475                   10,206               13,033
      1/31/2018             11,517                   10,195               13,735
      2/28/2018             11,265                   10,205               13,165
      3/31/2018             11,331                   10,229               12,921
      4/30/2018             11,320                   10,229               13,037
      5/31/2018             11,373                   10,243               13,087
      6/30/2018             11,433                   10,262               13,000
      7/31/2018             11,454                   10,269               13,355        Past performance is not
      8/31/2018             11,560                   10,288               13,472        predictive of future
      9/30/2018             11,444                   10,294               13,495        performance.
     10/31/2018             11,049                   10,316               12,431
     11/30/2018             11,156                   10,351               12,623        The returns shown do not
     12/31/2018             10,993                   10,416               11,711        reflect the deduction of
      1/31/2019             11,369                   10,446               12,653        taxes that a shareholder
      2/28/2019             11,412                   10,459               13,000        would pay on fund
      3/31/2019             11,667                   10,513               13,132        distributions or the
      4/30/2019             11,785                   10,534               13,562        redemption of fund shares.
      5/31/2019             11,796                   10,589               12,761
      6/30/2019             12,065                   10,640               13,575        FTSE fixed income indices
      7/31/2019             12,109                   10,650               13,605        (C) 2019 FTSE Fixed Income
      8/31/2019             12,325                   10,717               13,267        LLC. All rights reserved.
      9/30/2019             12,243                   10,717               13,542
     10/31/2019             12,308                   10,738               13,919        Copyright 2019 S&P Dow
                AVERAGE ANNUAL                   ONE            SINCE                   Jones Indices LLC, a
                TOTAL RETURN                     YEAR         INCEPTION                 division of S&P Global. All
                ---------------------------------------------------------------         rights reserved.
                                                11.39%          5.34%

--------------------------------------------------------------------------------

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

 U.S. EQUITY MARKET REVIEW                   12 MONTHS ENDED OCTOBER 31, 2019

   U.S. equities had mostly positive returns for the period. The broad U.S. equity market, as measured by the Russell 3000(R) Index, gained approximately 13.5%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks as measured by Russell indices. Value stocks underperformed growth stocks as measured by the Russell indices.

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

           Russell 3000(R) Index............................. 13.49%
           Russell 1000(R) Index (large-cap stocks).......... 14.15%
           Russell Midcap(R) Index (mid-cap stocks).......... 13.72%
           Russell 2000(R) Index (small-cap stocks)..........  4.90%
           Russell Microcap(R) Index (micro-cap stocks)...... -3.27%
           Dow Jones U.S. Select REIT lndex/SM/.............. 20.72%

               TOTAL RETURN FOR 12 MONTHS ENDED OCTOBER 31, 2019
               -------------------------------------------------

           Russell 1000(R) Value Index (large-cap value
             stocks)......................................... 11.21%
           Russell 1000(R) Growth Index (large-cap growth
             stocks)......................................... 17.10%
           Russell 2000(R) Value Index (small-cap value
             stocks).........................................  3.22%
           Russell 2000(R) Growth Index (small-cap growth
             stocks).........................................  6.40%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

 INTERNATIONAL EQUITY MARKET REVIEW          12 MONTHS ENDED OCTOBER 31, 2019

   Performance of non-U.S. developed markets was positive for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI World ex USA indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                RETURN IN U.S. DOLLARS
                                                ----------------------
          MSCI World ex USA Index..............         11.08%
          MSCI World ex USA Mid Cap Index......         10.71%
          MSCI World ex USA Small Cap Index....          8.61%
          MSCI World ex USA Value Index........          5.95%
          MSCI World ex USA Growth Index.......         16.25%

   For the 12 Months Ended October 31, 2019, the U.S. dollar appreciated against some non-U.S. developed markets currencies and depreciated against others. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of developed markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST FOREIGN DEVELOPED MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
---------------------------------------------------  ------------ ----------------------
                  Japan.............................     4.57%             9.16%
                  United Kingdom....................     5.73%             7.08%
                  France............................    14.29%            12.54%
                  Canada............................    11.54%            11.45%
                  Switzerland.......................    16.43%            18.69%
                  Germany...........................     9.14%             7.46%
                  Australia.........................    20.12%            16.76%
                  Netherlands.......................    21.77%            20.09%
                  Hong Kong.........................    15.60%            15.63%
                  Spain.............................     7.47%             5.82%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   Emerging markets had positive performance for the period, outperforming non-U.S. developed markets but underperforming the U.S. As measured by the MSCI emerging markets indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks underperformed growth stocks as measured by the MSCI Emerging Markets indices.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

                                                  RETURN IN U.S. DOLLARS
                                                  ----------------------
        MSCI Emerging Markets Index..............         11.86%
        MSCI Emerging Markets Mid Cap Index......         11.08%
        MSCI Emerging Markets Small Cap Index....          9.69%
        MSCI Emerging Markets Value Index........          6.00%
        MSCI Emerging Markets Growth Index.......         17.97%

   For the 12 Months Ended October 31, 2019, the U.S. dollar depreciated against some emerging markets currencies and appreciated against others. Overall, currency movements had a positive impact on the U.S.
dollar-denominated returns of emerging markets.

                       12 MONTHS ENDED OCTOBER 31, 2019
                       --------------------------------

TEN LARGEST EMERGING MARKETS BY MARKET CAP  LOCAL RETURN RETURN IN U.S. DOLLARS
------------------------------------------  ------------ ----------------------
              China........................    12.94%            12.90%
              Korea........................     7.43%             5.22%
              Taiwan.......................    20.39%            22.38%
              India........................    12.67%            17.46%
              Brazil.......................    22.35%            13.21%
              South Africa.................    10.59%             8.41%
              Russia.......................    31.36%            34.30%
              Thailand.....................    -4.10%             5.28%
              Mexico.......................     1.02%             6.71%
              Saudi Arabia.................    -1.29%            -1.27%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2019, all rights reserved.

   For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2019, these differences generally detracted from the Portfolios' relative performance.

 FIXED INCOME MARKET REVIEW                  12 MONTHS ENDED OCTOBER 31, 2019

   Bond yields decreased in the U.S. during the 12 months ended October 31, 2019. Long-term yields decreased more than short-term yields did. As a result, long-term bonds generally outperformed short-term bonds for the period. Bond yields also generally decreased in Germany, Italy, Japan, Spain, and the U.K., resulting in outperformance of longer-term bonds in these markets as well.

   Long-term bonds generally outperformed short-term bonds in global developed fixed income markets for the 12-month period ended October 31, 2019. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned 4.10%, while the FTSE World Government Bond Index 20+ Years (hedged to
USD) returned 24.96%. Within the U.S., the Bloomberg Barclays U.S. Treasury Bond Index 1-3 Years returned 4.62%, while the Bloomberg Barclays U.S. Treasury Bond Index 20+ Years returned 28.19%.

                                         OCTOBER 31, 2018 OCTOBER 31, 2019 CHANGE
                                         ---------------- ---------------- ------
One-Month Treasury Bill (yield).........       2.20%            1.59%      -0.61%
Ten-Year U.S. Treasury Notes (yield)....       3.15%            1.69%      -1.46%

Source: Bloomberg

   Many of Dimensional's fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields. During the period under review, the short-term Portfolios employing a variable maturity approach generally reduced their durations, reflecting the relatively flat to inverted short-term segments of eligible yield curves. The intermediate-term Portfolios employing a variable maturity approach generally continued to maintain a duration near the longer end of their eligible range, reflecting the upward slope of the term structure from the intermediate to longer end of eligible yield curves.

   Some of Dimensional's fixed income strategies use a variable credit approach that varies exposure to lower-quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing high expected credit premiums. Credit spreads remained narrow during the 12 months ended October 31, 2019. Many of the portfolios employing a variable credit approach held less than their maximum allowable weight in credit.

 TARGET DATE RETIREMENT INCOME FUND          12 MONTHS ENDED OCTOBER 31, 2019
 2005-2015 REVIEW

   The Dimensional Target Date Retirement Income Portfolios listed below are designed for investors in retirement and who are planning to withdraw the value of their investment in a Portfolio over many years after the target date:

   Dimensional 2005 Target Date Retirement Income Fund

   Dimensional 2010 Target Date Retirement Income Fund

   Dimensional 2015 Target Date Retirement Income Fund

   Each Portfolio allocates investments to other equity and fixed income mutual funds managed by Dimensional (the "Underlying Funds"). Over time, each Portfolio's allocation to the Underlying Funds is expected to change based on an asset allocation strategy that generally becomes more conservative (reducing its allocation to equity

Underlying Funds and increasing its allocation to fixed income Underlying
Funds).

   Each Portfolio uses equity Underlying Funds as growth assets and uses fixed income Underlying Funds to hedge against changes to the cost of funding in-retirement consumption. Over time, the percentage allocated by a Portfolio to growth assets is expected to decrease and the percentage allocated to hedging assets is expected to increase.

   In evaluating the performance of the hedging portion of the Portfolio, we believe investors should focus on changes to their cost of funding in-retirement consumption rather than on asset growth. During periods in which real interest rates decrease, the present-day cost of funding an investor's future in-retirement consumption generally increases. As a result, the portion of the Portfolio allocated to the fixed income Underlying Funds, which is intended to hedge against changes to cost of funding in-retirement consumption, should be evaluated alongside changes in the cost of funding in-retirement consumption.

   For the one-year period ending October 31, 2019, in aggregate, the equity Underlying Funds had positive returns and contributed to the Portfolios' growth assets. The fixed income Underlying Funds generally had positive returns, as interest rates generally decreased; however, as previously discussed, the cost of funding investors' consumption in retirement increased due to the decline in interest rates.

DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2005 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA One-Year Fixed Income Portfolio and the DFA Inflation-Protected Securities Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 8.27% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 5.3 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. The Fund's holdings of the Fixed Income Underlying Funds outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 8.27% for the Fund and 8.60% for the S&P STRIDE Glide Path 2005 Index, a target date benchmark.

DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2010 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 10.09% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 7.7 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. The Fund's holdings of the Fixed Income Underlying Funds outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 10.09% for the Fund and 10.95% for the S&P STRIDE Glide Path 2010 Index, a target date benchmark.

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

   The Dimensional 2015 Target Date Retirement Income Fund seeks capital appreciation and income by investing in a combination of other mutual funds managed by Dimensional that invest in equity and fixed income securities. During the period covered by this report, the Fund's investments in equity funds included the U.S Large Company Portfolio, U.S. Core Equity 1 Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (collectively, the "Equity Underlying Funds") and the Portfolio's investments in fixed income funds included the DFA Inflation-Protected Securities Portfolio and the DFA LTIP Portfolio (collectively, the "Fixed Income Underlying Funds"). The investment strategy is process driven, emphasizing broad diversification.

   For the 12 months ended October 31, 2019, the total return was 11.39% for the Fund, 11.97% for the S&P Global Broad Market Index (net dividends), the Fund's equity benchmark, and 4.10% for the FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms, the Fund's fixed income benchmark. As a result of the Equity and Fixed Income Underlying Funds' diversified investment approach, performance was determined principally by broad trends in global equity and fixed income markets rather than by the behavior of a limited group of securities.

   The Equity Underlying Funds are intended to constitute the Fund's growth assets and invest in stocks across all eligible countries, with a greater allocation than the equity benchmark to the U.S. and lesser allocations to developed ex U.S. and emerging markets countries.

   For the 12 months ended October 31, 2019, the Fund's Equity Underlying Funds collectively underperformed the equity benchmark. The Equity Underlying Funds' greater emphasis on low relative price (value) stocks had a negative impact on performance relative to the benchmark, as value stocks generally underperformed high relative price (growth) stocks globally. At the sector level, the Equity Underlying Funds' exclusion of real estate investment trusts (REITs) detracted from relative performance, as REITs generally outperformed globally.

   The Fund's holdings of the Fixed Income Underlying Funds are intended to hedge against changes to the cost of funding in-retirement consumption by targeting the duration of investors' retirement consumption liabilities. These holdings had an average duration of approximately 10.1 years over the 12 months ended October 31, 2019, compared to an average duration of approximately 1.9 years for the fixed income benchmark. The Fund's holdings of the Fixed Income Underlying Funds outperformed the fixed income benchmark for the period. The Fixed Income Underlying Funds' longer duration relative to the fixed income benchmark was the primary driver of outperformance during a period in which realized term premiums were positive.

   For the 12 months ended October 31, 2019, the total return was 11.39% for the Fund and 12.33% for the S&P STRIDE Glide Path 2015 Index, a target date benchmark.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES

                                  (UNAUDITED)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   ACTUAL FUND RETURN

   This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              SIX MONTHS ENDED OCTOBER 31, 2019

EXPENSE TABLES

                                                         BEGINNING  ENDING               EXPENSES
                                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                           VALUE    VALUE     EXPENSE     DURING
                                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                         --------- --------- ---------- ----------
DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,030.00    0.20%     $1.02
Hypothetical 5% Annual Return........................... $1,000.00 $1,024.20    0.20%     $1.02

                                                         BEGINNING  ENDING               EXPENSES
                                                          ACCOUNT  ACCOUNT   ANNUALIZED    PAID
                                                           VALUE    VALUE     EXPENSE     DURING
                                                         05/01/19  10/31/19  RATIO (1)  PERIOD (1)
                                                         --------- --------- ---------- ----------
DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,035.60    0.21%     $1.08
Hypothetical 5% Annual Return........................... $1,000.00 $1,024.15    0.21%     $1.07

DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND (2)
-------------------------------------------------------
Actual Fund Return...................................... $1,000.00 $1,044.40    0.19%     $0.98
Hypothetical 5% Annual Return........................... $1,000.00 $1,024.25    0.19%     $0.97

--------
(1) Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period
     (184), then divided by the number of days in the year (365) to reflect the six-month period.
(2) The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds' portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS

                                  (UNAUDITED)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 30, 2019. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

FUNDS OF FUNDS

                                             AFFILIATED INVESTMENT COMPANIES
                                             -------------------------------
    Dimensional 2005 Target Date Retirement
      Income Fund...........................              100.0%
    Dimensional 2010 Target Date Retirement
      Income Fund...........................              100.0%
    Dimensional 2015 Target Date Retirement
      Income Fund...........................              100.0%

              DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES    VALUE+
                                                                       ------- ----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA
  Investment Dimensions Group Inc..................................... 293,734 $3,533,627
Investment in DFA One-Year Fixed Income Portfolio of DFA Investment
  Dimensions Group Inc................................................ 188,301  1,941,381
Investment in U.S. Core Equity 1 Portfolio of DFA Investment
  Dimensions Group Inc................................................  18,539    458,100
Investment in U.S. Large Company Portfolio of Dimensional Investment
  Group Inc...........................................................  19,478    457,338
Investment in Large Cap International Portfolio of DFA Investment
  Dimensions Group Inc................................................  11,060    251,951
Investment in Emerging Markets Core Equity Portfolio of DFA
  Investment Dimensions Group Inc.....................................   6,148    126,584
Investment in International Core Equity Portfolio of DFA Investment
  Dimensions Group Inc................................................   9,568    126,197
                                                                               ----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $6,439,257)...................................................         $6,895,178
                                                                               ----------
TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional U.S. Government Money Market Fund, 1.752%
  (Cost $457).........................................................     457        457
                                                                               ----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,439,714)...................................................         $6,895,635
                                                                               ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                       ------------------------------------------
                                        LEVEL 1     LEVEL 2  LEVEL 3    TOTAL
                                        ----------  -------  -------  ----------
   Affiliated Investment Companies.... $6,895,178     --       --     $6,895,178
   Temporary Cash Investments.........        457     --       --            457
                                        ----------    --       --     ----------
   TOTAL.............................. $6,895,635     --       --     $6,895,635
                                        ==========    ==       ==     ==========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                       SHARES     VALUE+
                                                                                      --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment
  Dimensions Group Inc............................................................... 1,190,152 $14,317,531
Investment in U.S. Large Company Portfolio of Dimensional Investment Group Inc.......    67,219   1,578,305
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc....    63,777   1,575,934
Investment in Large Cap International Portfolio of DFA Investment Dimensions Group
  Inc................................................................................    38,140     868,839
Investment in DFA One-Year Fixed Income Portfolio of DFA Investment Dimensions Group
  Inc................................................................................    43,932     452,936
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions
  Group Inc..........................................................................    21,195     436,401
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group
  Inc................................................................................    32,937     434,438
                                                                                                -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $17,996,327).................................................................           $19,664,384
                                                                                                ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ---------------------------------------
                                  LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                -----------  ------- ------- -----------
         Affiliated Investment
           Companies........... $19,664,384    --      --    $19,664,384
                                -----------    --      --    -----------
         TOTAL................. $19,664,384    --      --    $19,664,384
                                ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

              DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                                          SHARES     VALUE+
                                                                                         --------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%).............................................
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions
  Group Inc............................................................................. 2,836,874 $34,127,593
Investment in DFA LTIP Portfolio of DFA Investment Dimensions Group Inc.................   454,717   4,597,189
Investment in U.S. Large Company Portfolio of Dimensional Investment Group Inc..........   176,015   4,132,835
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.......   166,886   4,123,765
Investment in Large Cap International Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................    99,844   2,274,441
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................    55,489   1,142,514
Investment in International Core Equity Portfolio of DFA Investment Dimensions
  Group Inc.............................................................................    86,226   1,137,315
                                                                                                   -----------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
  (Cost $46,908,091)....................................................................           $51,535,652
                                                                                                   ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ---------------------------------------
                                  LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                -----------  ------- ------- -----------
         Affiliated Investment
           Companies........... $51,535,652    --      --    $51,535,652
                                -----------    --      --    -----------
         TOTAL................. $51,535,652    --      --    $51,535,652
                                ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2019

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                      DIMENSIONAL  DIMENSIONAL  DIMENSIONAL
                                                                                      2005 TARGET  2010 TARGET  2015 TARGET
                                                                                         DATE         DATE         DATE
                                                                                      RETIREMENT   RETIREMENT   RETIREMENT
                                                                                      INCOME FUND  INCOME FUND  INCOME FUND
                                                                                      ------------ ------------ ------------
ASSETS:
Investments in Affiliated Investment Companies at Value.............................. $      6,895 $     19,664 $     51,536
Temporary Cash Investments at Value & Cost...........................................           --           --           --
Receivables:
   Affiliated Investment Companies Sold..............................................           --          200           93
   Fund Shares Sold..................................................................            7            7            9
   Due from Advisor..................................................................            8            9           12
Prepaid Expenses and Other Assets....................................................           13           12           14
                                                                                      ------------ ------------ ------------
       Total Assets..................................................................        6,923       19,892       51,664
                                                                                      ------------ ------------ ------------
LIABILITIES:
Payables:
   Fund Shares Redeemed..............................................................            1           --            1
   Line of Credit....................................................................           --          200           81
Accrued Expenses and Other Liabilities...............................................            9           11           12
                                                                                      ------------ ------------ ------------
       Total Liabilities.............................................................           10          211           94
                                                                                      ------------ ------------ ------------
NET ASSETS........................................................................... $      6,913 $     19,681 $     51,570
                                                                                      ============ ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of $6,913; $19,681 and $51,570 and
  shares outstanding of 635,046, 1,767,679 and 4,570,841, respectively............... $      10.89 $      11.13 $      11.28
                                                                                      ============ ============ ============
NUMBER OF SHARES AUTHORIZED..........................................................  800,000,000  800,000,000  800,000,000
                                                                                      ============ ============ ============
Investments in Affiliated Investment Companies at Cost............................... $      6,439 $     17,996 $     46,908
                                                                                      ============ ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital...................................................................... $      6,483 $     18,004 $     47,497
Total Distributable Earnings (Loss)..................................................          430        1,677        4,073
                                                                                      ------------ ------------ ------------
NET ASSETS........................................................................... $      6,913 $     19,681 $     51,570
                                                                                      ============ ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2019
                            (AMOUNTS IN THOUSANDS)

                                                                                      DIMENSIONAL DIMENSIONAL DIMENSIONAL
                                                                                      2005 TARGET 2010 TARGET 2015 TARGET
                                                                                         DATE        DATE        DATE
                                                                                      RETIREMENT  RETIREMENT  RETIREMENT
                                                                                      INCOME FUND INCOME FUND INCOME FUND
                                                                                      ----------- ----------- -----------
INVESTMENT INCOME
Income Distributions Received from Affiliated Investment Companies...................  $    140    $    403    $  1,038
                                                                                       --------    --------    --------
   Total Investment Income...........................................................       140         403       1,038
                                                                                       --------    --------    --------
EXPENSES
   Investment Management Fees........................................................         1           2           5
   Accounting & Transfer Agent Fees..................................................        33          34          35
   Custodian Fees....................................................................         1           1           2
   Filing Fees.......................................................................        19          24          28
   Shareholders' Reports.............................................................         6          10          12
   Audit Fees........................................................................        --          --           1
   Legal Fees........................................................................        --          --           1
   Other.............................................................................         3           4          10
                                                                                       --------    --------    --------
       Total Expenses................................................................        63          75          94
                                                                                       --------    --------    --------
   Fees (Waived), (Expenses Reimbursed), and/or Previously Waived Fees Recovered by
     Advisor (Note C)................................................................       (58)        (64)        (65)
                                                                                       --------    --------    --------
   Net Expenses......................................................................         5          11          29
                                                                                       --------    --------    --------
   NET INVESTMENT INCOME (LOSS)......................................................       135         392       1,009
                                                                                       --------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Capital Gain Distributions Received from Affiliated
     Investment Companies............................................................         4          19          69
   Net Realized Gain (Loss) on:
     Affiliated Investment Companies Shares Sold.....................................        (4)         75        (131)
   Change in Unrealized Appreciation (Depreciation) of:
     Affiliated Investment Companies Shares..........................................       368       1,356       4,148
                                                                                       --------    --------    --------
   NET REALIZED AND UNREALIZED GAIN (LOSS)...........................................       368       1,450       4,086
                                                                                       --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................  $    503    $  1,842    $  5,095
                                                                                       ========    ========    ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (AMOUNTS IN THOUSANDS)

                                                                           DIMENSIONAL       DIMENSIONAL        DIMENSIONAL
                                                                           2005 TARGET       2010 TARGET        2015 TARGET
                                                                              DATE              DATE               DATE
                                                                           RETIREMENT        RETIREMENT         RETIREMENT
                                                                           INCOME FUND       INCOME FUND        INCOME FUND
                                                                        ----------------  ----------------  ------------------
                                                                         YEAR     YEAR     YEAR     YEAR      YEAR      YEAR
                                                                         ENDED    ENDED    ENDED    ENDED     ENDED     ENDED
                                                                        OCT 31,  OCT 31,  OCT 31,  OCT 31,   OCT 31,   OCT 31,
                                                                         2019     2018     2019     2018      2019      2018
                                                                        -------  -------  -------  -------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)........................................ $   135  $   132  $   392  $   454  $  1,009  $  1,205
   Capital Gain Distributions Received from Affiliated Investment
     Companies.........................................................       4        2       19        9        69        20
   Net Realized Gain (Loss) on:
       Affiliated Investment Companies Shares Sold.....................      (4)     (18)      75      (74)     (131)     (286)
   Change in Unrealized Appreciation (Depreciation) of: Affiliated
     Investment Companies Shares.......................................     368     (152)   1,356     (612)    4,148    (1,884)
                                                                        -------  -------  -------  -------  --------  --------
          Net Increase (Decrease) in Net Assets Resulting from
            Operations.................................................     503      (36)   1,842     (223)    5,095      (945)
                                                                        -------  -------  -------  -------  --------  --------
Distributions:
   Institutional Class Shares..........................................    (137)    (145)    (397)    (492)   (1,017)   (1,314)
                                                                        -------  -------  -------  -------  --------  --------
          Total Distributions..........................................    (137)    (145)    (397)    (492)   (1,017)   (1,314)
                                                                        -------  -------  -------  -------  --------  --------
Capital Share Transactions (1):
   Shares Issued.......................................................   3,235    2,739    6,382    6,186    16,818    33,746
   Shares Issued in Lieu of Cash Distributions.........................     137      141      397      492     1,017     1,314
   Shares Redeemed.....................................................  (2,329)  (1,548)  (3,559)  (5,729)  (18,861)  (17,054)
                                                                        -------  -------  -------  -------  --------  --------
          Net Increase (Decrease) from Capital Share
            Transactions...............................................   1,043    1,332    3,220      949    (1,026)   18,006
                                                                        -------  -------  -------  -------  --------  --------
          Total Increase (Decrease) in Net Assets......................   1,409    1,151    4,665      234     3,052    15,747
NET ASSETS
   Beginning of Year...................................................   5,504    4,353   15,016   14,782    48,518    32,771
                                                                        -------  -------  -------  -------  --------  --------
   End of Year......................................................... $ 6,913  $ 5,504  $19,681  $15,016  $ 51,570  $ 48,518
                                                                        =======  =======  =======  =======  ========  ========
(1) SHARES ISSUED AND REDEEMED:
   Shares Issued.......................................................     304      259      605      580     1,549     3,134
   Shares Issued in Lieu of Cash Distributions.........................      13       13       37       46        93       122
   Shares Redeemed.....................................................    (218)    (147)    (329)    (546)   (1,764)   (1,589)
                                                                        -------  -------  -------  -------  --------  --------
          Net Increase (Decrease) from Shares Issued and
            Redeemed...................................................      99      125      313       80      (122)    1,667
                                                                        =======  =======  =======  =======  ========  ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        DIMENSIONAL 2005 TARGET DATE RETIREMENT INCOME FUND
                                                        ----------------------------------------------------
                                                                                             PERIOD
                                                         YEAR       YEAR        YEAR         NOV 2,
                                                         ENDED      ENDED       ENDED      2015(A) TO
                                                        OCT 31,    OCT 31,     OCT 31,      OCT 31,
                                                         2019       2018        2017          2016
                                                        -------    -------     -------    ----------
Net Asset Value, Beginning of Period................... $10.27     $10.61      $10.32       $10.00
                                                        ------     ------      ------       ------
Income from Investment Operations (A)
-------------------------------------
  Net Investment Income (Loss).........................   0.22       0.26        0.19         0.15
  Net Gains (Losses) on Securities (Realized and
   Unrealized).........................................   0.62      (0.31)       0.33         0.29
                                                        ------     ------      ------       ------
   Total from Investment Operations....................   0.84      (0.05)       0.52         0.44
                                                        ------     ------      ------       ------
Less Distributions:
-------------------
  Net Investment Income................................  (0.21)     (0.26)      (0.19)       (0.12)
  Net Realized Gains...................................  (0.01)     (0.03)      (0.04)          --
                                                        ------     ------      ------       ------
   Total Distributions.................................  (0.22)     (0.29)      (0.23)       (0.12)
                                                        ------     ------      ------       ------
Net Asset Value, End of Period......................... $10.89     $10.27      $10.61       $10.32
                                                        ======     ======      ======       ======
Total Return...........................................   8.27%     (0.45%)      5.13%        4.38%(B)
                                                        ------     ------      ------       ------
Net Assets, End of Period (thousands).................. $6,913     $5,504      $4,353       $2,898
Ratio of Expenses to Average Net Assets *(C)...........   0.20%      0.19%       0.19%        0.21%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor) *(C)....   1.08%      0.67%       0.87%        2.04%(D)(E)
Ratio of Net Investment Income to Average Net Assets...   2.07%      2.49%       1.79%        1.45%(D)(E)
                                                        ------     ------      ------       ------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as
  follows:.............................................   0.14%      0.13%       0.13%        0.15%
                                                        ------     ------      ------       ------

                                                        DIMENSIONAL 2010 TARGET DATE RETIREMENT INCOME FUND
                                                        ---------------------------------------------------
                                                                                             PERIOD
                                                         YEAR        YEAR       YEAR         NOV 2,
                                                         ENDED       ENDED      ENDED      2015(A) TO
                                                        OCT 31,     OCT 31,    OCT 31,      OCT 31,
                                                         2019        2018       2017          2016
                                                        -------    -------     -------    ----------
Net Asset Value, Beginning of Period................... $ 10.32    $ 10.76     $ 10.44      $10.00
                                                         -------    -------     -------     ------
Income from Investment Operations (A)
-------------------------------------
  Net Investment Income (Loss).........................    0.23       0.30        0.20        0.15
  Net Gains (Losses) on Securities (Realized and
   Unrealized).........................................    0.80      (0.41)       0.35        0.42
                                                         -------    -------     -------     ------
   Total from Investment Operations....................    1.03      (0.11)       0.55        0.57
                                                         -------    -------     -------     ------
Less Distributions:
-------------------
  Net Investment Income................................   (0.22)     (0.30)      (0.21)      (0.13)
  Net Realized Gains...................................      --      (0.03)      (0.02)         --
                                                         -------    -------     -------     ------
   Total Distributions.................................   (0.22)     (0.33)      (0.23)      (0.13)
                                                         -------    -------     -------     ------
Net Asset Value, End of Period......................... $ 11.13    $ 10.32     $ 10.76      $10.44
                                                         =======    =======     =======     ======
Total Return...........................................   10.09%     (1.10%)      5.31%       5.70%(B)
                                                         -------    -------     -------     ------
Net Assets, End of Period (thousands).................. $19,681    $15,016     $14,782      $8,982
Ratio of Expenses to Average Net Assets *(C)...........    0.21%      0.20%       0.20%       0.21%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding
  Fees (Waived), (Expenses Reimbursed), and/or
  Previously Waived Fees Recovered by Advisor) *(C)....    0.55%      0.38%       0.45%       0.89%(D)(E)
Ratio of Net Investment Income to Average Net Assets...    2.10%      2.77%       1.93%       1.49%(D)(E)
                                                         -------    -------     -------     ------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a result of
  Portfolio's investment in Underlying Funds as
  follows:.............................................    0.15%      0.14%       0.14%       0.15%
                                                         -------    -------     -------     ------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   DIMENSIONAL 2015 TARGET DATE RETIREMENT INCOME FUND
                                                   ---------------------------------------------------
                                                                                         PERIOD
                                                    YEAR        YEAR       YEAR          NOV 2,
                                                    ENDED       ENDED      ENDED        2015(A)
                                                   OCT 31,     OCT 31,    OCT 31,      TO OCT 31,
                                                    2019        2018       2017           2016
                                                   -------    -------     -------    ----------
Net Asset Value, Beginning of Year................ $ 10.34    $ 10.83     $ 10.54     $ 10.00
                                                    -------    -------     -------    -------
Income from Investment Operations (A)
-------------------------------------
  Net Investment Income (Loss)....................    0.23       0.31        0.21        0.16
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................    0.94      (0.45)       0.32        0.51
                                                    -------    -------     -------    -------
   Total from Investment Operations...............    1.17      (0.14)       0.53        0.67
                                                    -------    -------     -------    -------
Less Distributions:
-------------------
  Net Investment Income...........................   (0.23)     (0.31)      (0.22)      (0.13)
  Net Realized Gains..............................     (--)     (0.04)      (0.02)         --
                                                    -------    -------     -------    -------
   Total Distributions............................   (0.23)     (0.35)      (0.24)      (0.13)
                                                    -------    -------     -------    -------
Net Asset Value, End of Year...................... $ 11.28    $ 10.34     $ 10.83     $ 10.54
                                                    =======    =======     =======    =======
Total Return......................................   11.39%     (1.42%)      5.08%       6.67%(B)
                                                    -------    -------     -------    -------
Net Assets, End of Year (thousands)............... $51,570    $48,518     $32,771     $24,434
Ratio of Expenses to Average Net Assets *(C)......    0.19%      0.19%       0.20%       0.21%(D)(E)
Ratio of Expenses to Average Net Assets
  (Excluding Fees (Waived), (Expenses
  Reimbursed), and/or Previously Waived Fees
  Recovered by Advisor) *(C)......................    0.33%      0.27%       0.29%       0.47%(D)(E)
Ratio of Net Investment Income to Average Net
  Assets..........................................    2.09%      2.83%       2.00%       1.57%(D)(E)
                                                    -------    -------     -------    -------
* The Ratio of Expenses to Average Net Assets is
  inclusive of acquired fund fees and expenses
  incurred by the Portfolio indirectly as a
  result of Portfolio's investment in Underlying
  Funds as follows:...............................    0.13%      0.13%       0.14%       0.15%
                                                    -------    -------     -------    -------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and three operational portfolios, three of which, the Dimensional 2005 Target Date Retirement Income Fund, the Dimensional 2010 Target Date Retirement Income Fund and the Dimensional 2015 Target Date Retirement Income Fund (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board ("FASB") Accounting Standards Certification ("ASC"), Topic 946, "Financial Services-Investment Companies."

   The Portfolios achieve their investment objectives by investing substantially all of their assets in other series of IDG and Dimensional Investment Group Inc. ("DIG") (collectively, the "Underlying Funds"). The Underlying Funds' shareholder reports are not covered by this report. A copy of the Underlying Funds' shareholder reports is available from the EDGAR database on the SEC's website at http://www.sec.gov. As of October 31, 2019, the
                        -------------------
following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

                                                                              PERCENTAGE
                                                                               OWNERSHIP
FUNDS OF FUNDS                                   UNDERLYING FUNDS             AT 10/31/19
--------------                         -------------------------------------  -----------
Dimensional 2005 Target Date
  Retirement Income Fund               U.S. Large Company Portfolio (DIG)         --
                                       U.S. Core Equity 1 Portfolio (IDG)         --
                                       Large Cap International Portfolio
                                       (IDG)                                      --
                                       International Core Equity Portfolio
                                       (IDG)                                      --
                                       DFA Inflation-Protected Securities
                                       Portfolio (IDG)                            --
                                       DFA One-Year Fixed Income Portfolio
                                       (IDG)                                      --
                                       Emerging Markets Core Equity
                                       Portfolio (IDG)                            --
Dimensional 2010 Target Date
  Retirement Income Fund               U.S. Large Company Portfolio (DIG)         --
                                       U.S. Core Equity 1 Portfolio (IDG)         --
                                       Large Cap International Portfolio
                                       (IDG)                                      --
                                       International Core Equity Portfolio
                                       (IDG)                                      --
                                       DFA Inflation-Protected Securities
                                       Portfolio (IDG)                            --
                                       DFA LTIP Portfolio (IDG)                   --
                                       DFA One-Year Fixed Income Portfolio
                                       (IDG)                                      --
                                       Emerging Markets Core Equity
                                       Portfolio (IDG)                            --
Dimensional 2015 Target Date
  Retirement Income Fund               U.S. Large Company Portfolio (DIG)         --
                                       U.S. Core Equity 1 Portfolio (IDG)         --
                                       Large Cap International Portfolio
                                       (IDG)                                      --
                                       International Core Equity Portfolio
                                       (IDG)                                      --
                                       Emerging Markets Core Equity
                                       Portfolio (IDG)                            --
                                       DFA LTIP Portfolio (IDG)                    2%

                                                                              PERCENTAGE
                                                                               OWNERSHIP
FUNDS OF FUNDS                                   UNDERLYING FUNDS             AT 10/31/19
--------------                         -------------------------------------  -----------
                                       DFA Inflation-Protected Securities
                                       Portfolio (IDG)                            1%

B. SIGNIFICANT ACCOUNTING POLICIES:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

   1. SECURITY VALUATION: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

    . Level 1 - inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund shares are valued at their respective daily net asset values as reported by their administrator, as the Underlying Funds are treated as regulated investment companies and are also included as Level 1 investments.

    . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   A valuation hierarchy is included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   2. DEFERRED COMPENSATION PLAN: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/ Trustees' Fees & Expenses.

   The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of:
(i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director's first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2019, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

   3. OTHER: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investments in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. INVESTMENT ADVISOR AND ADMINISTRATOR:

   The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Portfolio. For the year ended October 31, 2019, the Portfolios' investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 Dimensional 2005 Target Date Retirement
                   Income Fund*.......................... 0.01%
                 Dimensional 2010 Target Date Retirement
                   Income Fund*.......................... 0.01%
                 Dimensional 2015 Target Date Retirement
                   Income Fund*.......................... 0.01%

* Effective as of February 28, 2019, the management fee payable by each Portfolio was reduced from 0.03% to 0.00%.

   Effective February 28, 2019, pursuant to an Expense Assumption Agreement (the "Expense Assumption Agreement") for each Portfolio, the Advisor has contractually agreed to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). The Expense Assumption Agreement for each Portfolio will remain in effect through February 28, 2020, and may only be terminated by the Fund's Board of Directors prior to that date. The Expense Assumption Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At any time that the Portfolio Expenses of the Institutional Class of a Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for Institutional Class shares of the Portfolio to exceed the Expense Limitation Amount listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2019, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2019, are reflected below (amounts in thousands). Prior to February 28, 2019, pursuant to a Fee Waiver and Expense Assumption Agreement for each Portfolio, the Advisor had contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of the Institutional Class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies managed by the Advisor) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the expense limitation amount listed below as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. With respect to the Expense Assumption Agreement, prior year fees waived and/or assumed expenses can be recaptured only if the expense ratio following such recapture would be less than the expense cap that was in place when such prior year fees were waived and/or expenses assumed, and less than the current expense cap in place for a Portfolio.

                                                                            NET WAIVED FEES/
                                                                            EXPENSES ASSUMED     PREVIOUSLY
                                                               RECOVERY        (RECOVERED       WAIVED FEES/
                                                 EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                                LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                        AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------                      ---------- ---------------- ----------------- -----------------
Dimensional 2005 Target Date Retirement Income
  Fund.........................................    0.06%          --               $58              $107

                                                                     NET WAIVED FEES/
                                                                     EXPENSES ASSUMED     PREVIOUSLY
                                                        RECOVERY        (RECOVERED       WAIVED FEES/
                                          EXPENSE    OF PREVIOUSLY   PREVIOUSLY WAIVED EXPENSES ASSUMED
                                         LIMITATION   WAIVED FEES/     FEES/EXPENSES   SUBJECT TO FUTURE
INSTITUTIONAL CLASS SHARES                 AMOUNT   EXPENSES ASSUMED     ASSUMED)          RECOVERY
--------------------------               ---------- ---------------- ----------------- -----------------
Dimensional 2010 Target Date Retirement
  Income Fund...........................    0.06%          --               $64              $123
Dimensional 2015 Target Date Retirement
  Income Fund...........................    0.06%          --                65               127

FEES PAID TO OFFICERS AND DIRECTORS/TRUSTEES:

   Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the year ended October 31, 2019, the total related amount paid by the Fund to the CCO was $312 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. DEFERRED COMPENSATION:

   As of October 31, 2019, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

                  Dimensional 2005 Target Date Retirement
                    Income Fund........................... --
                  Dimensional 2010 Target Date Retirement
                    Income Fund........................... --
                  Dimensional 2015 Target Date Retirement
                    Income Fund........................... --

E. PURCHASES AND SALES OF SECURITIES:

   For the year ended October 31, 2019, the Portfolios' transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

   The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

                                                                      CHANGE IN
                                                       NET REALIZED  UNREALIZED
                    BALANCE AT    PURCHASES  PROCEEDS  GAIN/(LOSS)  APPRECIATION/    BALANCE AT      SHARES AS OF   DIVIDEND
                 OCTOBER 31, 2018  AT COST  FROM SALES   ON SALES   DEPRECIATION  OCTOBER 31, 2019 OCTOBER 31, 2019  INCOME
                 ---------------- --------- ---------- ------------ ------------- ---------------- ---------------- --------
DIMENSIONAL
  2005
  TARGET
  DATE
  RETIREMENT
  INCOME
  FUND
DFA
  Inflation-
  Protected
  Securities
  Portfolio          $ 2,999       $ 1,824   $ 1,525      $   5        $  231         $ 3,534             294        $   76
DFA
  One-Year
  Fixed
  Income
  Portfolio            1,378         1,067       514         --            10           1,941             188            35
U.S. Core
  Equity 1
  Portfolio              359           222       161         (1)           39             458              19             7
U.S. Large
  Company
  Portfolio              360           200       153          2            48             457              19             8
Large Cap
  International
  Portfolio              204           115        84         (4)           21             252              11             7
Emerging
  Markets
  Core
  Equity
  Portfolio               98            59        38         (3)           11             127               6             3
International
  Core
  Equity
  Portfolio              101            57        37         (3)            8             126              10             4
                     -------       -------   -------      -----        ------         -------           -----        ------
TOTAL                $ 5,499       $ 3,544   $ 2,512      $  (4)       $  368         $ 6,895             547        $  140
                     =======       =======   =======      =====        ======         =======           =====        ======
DIMENSIONAL
  2010
  TARGET
  DATE
  RETIREMENT
  INCOME
  FUND
DFA
  Inflation-
  Protected
  Securities
  Portfolio          $11,265       $ 4,021   $ 1,881      $ (22)       $  935         $14,318           1,190        $  293
U.S. Large
  Company
  Portfolio            1,168           601       371         17           163           1,578              67            27
U.S. Core
  Equity 1
  Portfolio            1,171           645       387         19           128           1,576              64            26
Large Cap
  International
  Portfolio              656           359       213          1            66             869              38            26
DFA
  One-Year
  Fixed
  Income
  Portfolio
  of                      --           471        18         --            --             453              44             1
Emerging
  Markets
  Core
  Equity
  Portfolio              315           185        98         (3)           37             436              21            11
International
  Core
  Equity
  Portfolio              327           185       102         (2)           26             434              33            13
DFA LTIP
  Portfolio              191           215       472         65             1              --              --             6
                     -------       -------   -------      -----        ------         -------           -----        ------
TOTAL                $15,093       $ 6,682   $ 3,542      $  75        $1,356         $19,664           1,457        $  403
                     =======       =======   =======      =====        ======         =======           =====        ======
DIMENSIONAL
  2015
  TARGET
  DATE
  RETIREMENT
  INCOME
  FUND
DFA
  Inflation-
  Protected
  Securities
  Portfolio          $30,879       $10,798   $ 9,524      $(185)       $2,160         $34,128           2,837        $  653
DFA LTIP
  Portfolio            5,730         2,030     4,200        189           848           4,597             455           124
U.S. Large
  Company
  Portfolio            3,785         1,396     1,466          5           413           4,133             176            66
U.S. Core
  Equity 1
  Portfolio            3,781         1,485     1,455        (19)          332           4,124             167            64
Large Cap
  International
  Portfolio            2,119           818       807        (51)          195           2,274             100            66
Emerging
  Markets
  Core
  Equity
  Portfolio            1,012           412       367        (33)          119           1,143              55            29
International
  Core
  Equity
  Portfolio            1,061           419       387        (37)           81           1,137              86            34
                     -------       -------   -------      -----        ------         -------           -----        ------
TOTAL                $48,367       $17,358   $18,206      $(131)       $4,148         $51,536           3,876        $1,036
                     =======       =======   =======      =====        ======         =======           =====        ======


                 CAPITAL GAIN
                 DISTRIBUTIONS
                 -------------
DIMENSIONAL
  2005
  TARGET
  DATE
  RETIREMENT
  INCOME
  FUND
DFA
  Inflation-
  Protected
  Securities
  Portfolio            --
DFA
  One-Year
  Fixed
  Income
  Portfolio            --
U.S. Core
  Equity 1
  Portfolio           $ 2
U.S. Large
  Company
  Portfolio             2
Large Cap
  International
  Portfolio            --
Emerging
  Markets
  Core
  Equity
  Portfolio            --
International
  Core
  Equity
  Portfolio            --
                      ---
TOTAL                 $ 4
                      ===
DIMENSIONAL
  2010
  TARGET
  DATE
  RETIREMENT
  INCOME
  FUND
DFA
  Inflation-
  Protected
  Securities
  Portfolio            --
U.S. Large
  Company
  Portfolio           $ 9
U.S. Core
  Equity 1
  Portfolio             9
Large Cap
  International
  Portfolio            --
DFA
  One-Year
  Fixed
  Income
  Portfolio
  of                   --
Emerging
  Markets
  Core
  Equity
  Portfolio            --
International
  Core
  Equity
  Portfolio            --
DFA LTIP
  Portfolio             1
                      ---
TOTAL                 $19
                      ===
DIMENSIONAL
  2015
  TARGET
  DATE
  RETIREMENT
  INCOME
  FUND
DFA
  Inflation-
  Protected
  Securities
  Portfolio            --
DFA LTIP
  Portfolio           $25
U.S. Large
  Company
  Portfolio            22
U.S. Core
  Equity 1
  Portfolio            22
Large Cap
  International
  Portfolio            --
Emerging
  Markets
  Core
  Equity
  Portfolio            --
International
  Core
  Equity
  Portfolio            --
                      ---
TOTAL                 $69
                      ===

F. FEDERAL INCOME TAXES:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2019, primarily attributable to realized gains on securities considered to be "passive foreign investment companies," non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90-day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2018, and October 31, 2019, were as follows (amounts in thousands):

                                                     NET INVESTMENT
                                                       INCOME AND
                                                       SHORT-TERM     LONG-TERM   TAX EXEMPT
                                                     CAPITAL GAINS  CAPITAL GAINS   INCOME   TOTAL
                                                     -------------- ------------- ---------- ------
Dimensional 2005 Target Date Retirement Income Fund
2018................................................     $  133          $12          --     $  145
2019................................................        134            3          --        137
Dimensional 2010 Target Date Retirement Income Fund
2018................................................        466           26          --        492
2019................................................        397           --          --        397
Dimensional 2015 Target Date Retirement Income Fund
2018................................................      1,235           79          --      1,314
2019................................................      1,014            4          --      1,018

   As of October 31, 2019, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                           NET INVESTMENT
                                             INCOME AND
                                             SHORT-TERM     LONG-TERM
                                           CAPITAL GAINS  CAPITAL GAINS TOTAL
                                           -------------- ------------- -----
  Dimensional 2005 Target Date Retirement
    Income Fund...........................      $(5)            --      $ (5)
  Dimensional 2010 Target Date Retirement
    Income Fund...........................       (2)            --        (2)
  Dimensional 2015 Target Date Retirement
    Income Fund...........................       --           $(55)      (55)

   As of October 31, 2019, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                         UNDISTRIBUTED                                 TOTAL NET
                                         NET INVESTMENT                              DISTRIBUTABLE
                                           INCOME AND   UNDISTRIBUTED   UNREALIZED     EARNINGS
                                           SHORT-TERM     LONG-TERM    APPRECIATION  (ACCUMULATED
                                         CAPITAL GAINS  CAPITAL GAINS (DEPRECIATION)    LOSSES)
                                         -------------- ------------- -------------- -------------
Dimensional 2005 Target Date Retirement
  Income Fund...........................       --            $18          $  414        $  432
Dimensional 2010 Target Date Retirement
  Income Fund...........................       --             80           1,599         1,679
Dimensional 2015 Target Date Retirement
  Income Fund...........................       --             49           4,025         4,074

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Portfolios did not have any capital loss carryforwards available to offset future realized capital gains.

   During the year ended October 31, 2019, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

                  Dimensional 2010 Target Date Retirement
                    Income Fund........................... $36

   As of October 31, 2019, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                   NET
                                                                                UNREALIZED
                                         FEDERAL   UNREALIZED    UNREALIZED    APPRECIATION
                                         TAX COST APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                         -------- ------------ -------------- --------------
Dimensional 2005 Target Date Retirement
  Income Fund........................... $ 6,482     $  414          --           $  414
Dimensional 2010 Target Date Retirement
  Income Fund...........................  18,066      1,599          --            1,599
Dimensional 2015 Target Date Retirement
  Income Fund...........................  47,511      4,025          --            4,025

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   ASC 740 ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. LINE OF CREDIT AND INTERFUND LENDING PROGRAM:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 10, 2019, with its domestic custodian bank. A line of credit with similar terms was in effect through April 10, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 8, 2020.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 4, 2019. A line of credit with similar terms was in effect through January 4, 2019. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 3, 2020.

   For the year ended October 31, 2019, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                WEIGHTED
                                                AVERAGE    WEIGHTED    NUMBER OF   INTEREST MAXIMUM AMOUNT    OUTSTANDING
                                                INTEREST   AVERAGE        DAYS     EXPENSE  BORROWED DURING    BORROWINGS
                                                  RATE   LOAN BALANCE OUTSTANDING* INCURRED   THE PERIOD    AS OF 10/31/2019
                                                -------- ------------ ------------ -------- --------------- ----------------
Dimensional 2005 Target Date Retirement Income
  Fund.........................................   2.24%      $ 53           7         --         $366               --
Dimensional 2010 Target Date Retirement Income
  Fund.........................................   2.92%        47          43         --          206             $200
Dimensional 2015 Target Date Retirement Income
  Fund.........................................   3.00%       220          68        $ 1          535               81

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2019, that each Portfolio's available line of credit was used.

   Pursuant to an exemptive order issued by the SEC (the "Order"), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice.

   The Portfolios did not use the interfund lending program during the year ended October 31, 2019.

H. INDEMNITEES; CONTRACTUAL OBLIGATIONS:

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. RECENTLY ISSUED ACCOUNTING STANDARDS:

   In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the requirements of this update and does not expect any material impact to the Portfolios' financial statements.

   In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Portfolios' early adoption of all of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of October 31, 2019.

J. OTHER:

   As of October 31, 2019, the following number of shareholders held the following approximate percentages of the Portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                             APPROXIMATE
                                                              PERCENTAGE
                                                NUMBER OF   OF OUTSTANDING
                                               SHAREHOLDERS     SHARES
                                               ------------ --------------
      Dimensional 2005 Target Date Retirement
        Income Fund...........................      7             83%
      Dimensional 2010 Target Date Retirement
        Income Fund...........................      6             77%
      Dimensional 2015 Target Date Retirement
        Income Fund...........................      7             71%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when The Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

K. SUBSEQUENT EVENT EVALUATIONS:

   The Board of Directors of the Fund, on behalf of the Dimensional 2005 Target Date Retirement Income Fund (the "2005 Target Date Fund"), approved a Plan of Reorganization, under which the 2005 Target Date Fund will be reorganized with and into the Dimensional Retirement Income Fund (the "Retirement Income Fund"), another portfolio of the Fund (the "Reorganization"). The 2005 Target Date Fund and the Retirement Income Fund have identical investment objectives and fundamental investment restrictions. The Portfolios are part of Dimensional's suite of target date retirement income funds that seek to achieve an asset allocation consistent with the fund's position on the evolving asset allocation "glide path" disclosed in its prospectus. Based on the design of the glide path, each such fund generally becomes more conservative (e.g., by reducing its allocation to equity underlying funds and increasing its allocation to fixed income underlying funds) until reaching a final static asset allocation or "landing point" fifteen years after its target date, at which time the fund will have approximately the same asset allocation as the Retirement Income Fund. Accordingly, as disclosed in the 2005 Target Date Fund's prospectus, the 2005 Target

Date Fund will have approximately the same asset allocation as the Retirement Income Fund as of 2020, which is fifteen years past the 2005 Target Date Fund's targeted retirement date. Shareholder approval of the Reorganization is not required and will not be solicited. It is currently expected that the Reorganization will be completed on or about February 10, 2020. Management has evaluated the impact of all subsequent events on the Dimensional 2010 Target Date Retirement Income Fund and Dimensional 2015 Target Date Retirement Income Fund through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Dimensional 2005 Target Date Retirement Income Fund, Dimensional 2010 Target Date Retirement Income Fund and Dimensional 2015 Target Date Retirement Income Fund

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dimensional 2005 Target Date Retirement Income Fund, Dimensional 2010 Target Date Retirement Income Fund and Dimensional 2015 Target Date Retirement Income Fund (three of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the "Portfolios") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

   NOTIFICATION OF SOURCE OF DISTRIBUTIONS PURSUANT TO RULE 19A-1 UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

As noted in the table provided below, the following Portfolio paid distributions to shareholders of record, a portion of which is estimated to be in excess of the Portfolio's current and accumulated undistributed net income. Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940 and is not being provided for tax reporting purposes. Tax reporting information for the shareholders of the Portfolio will not be available until the end of the Portfolio's fiscal year. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

                                                      ESTIMATED % BREAKDOWN OF DISTRIBUTION
                                                                     SOURCES
-                                                    --------------------------------------
                                                      NET INCOME FOR    ACCUMULATED
                                                      THE CURRENT OR   UNDISTRIBUTED PAID-IN
                                                         PRECEDING      NET PROFITS  SURPLUS
                                                       FISCAL YEAR,    FROM THE SALE   OR
                                                      AND ACCUMULATED  OF SECURITIES  OTHER
                                                     UNDISTRIBUTED NET   OR OTHER    CAPITAL
PORTFOLIO NAME                                            INCOME        PROPERTIES   SOURCE
--------------                                       ----------------- ------------- -------
Dimensional 2015 Target Date Retirement Income Fund
  September 27, 2019................................        99%              0%         1%

   The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, and realized gains and losses from the purchase and sale of securities.

                                FUND MANAGEMENT

                                  (UNAUDITED)

TRUSTEES/DIRECTORS

Each Board of Trustees/Directors (each, the "Board" and collectively, the "Boards") of The DFA Investment Trust Company ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG"), and Dimensional Emerging Markets Value Fund ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has three standing committees, an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the "Strategy Committee"). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2019.

Each Board's Nominating Committee is composed of George M. Constantinides, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, Abbie J. Smith, Douglas
W. Diamond, Darrell Duffie and Ingrid M. Werner. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee met one time during the fiscal year ended October 31, 2019.

Each Board's Strategy Committee is composed of Gerard K. O'Reilly, Douglas W. Diamond, Edward P. Lazear, Myron S. Scholes and Darrell Duffie. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios' investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and
(iv) considers issues relating to investment services for each portfolio of the Fund. There were three Strategy Committee meetings held during the fiscal year ended October 31, 2019.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

DISINTERESTED DIRECTORS

                                                                                                                 OTHER
                                                                                           PORTFOLIOS       DIRECTORSHIPS OF
                                TERM OF                                                    WITHIN THE           PUBLIC
                               OFFICE/1/ AND                                                DFA FUND        COMPANIES HELD
NAME, ADDRESS AND              LENGTH OF                                                   COMPLEX/2/        DURING PAST 5
YEAR OF BIRTH        POSITION   SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS      OVERSEEN             YEARS
-----------------    --------- ------------   ----------------------------------------- ------------------ -------------------
George M.            Director  Since 1983     Leo Melamed Professor of Finance,         128 portfolios in  None
Constantinides                                University of Chicago Booth School of     4 investment
University of                                 Business (since 1978).                    companies
Chicago Booth
School of Business
5807 S. Woodlawn
Avenue
Chicago, IL 60637

1947

Douglas W.           Director  Since 2017     Merton H. Miller Distinguished Service    128 portfolios in  None
Diamond                                       Professor of Finance, University of       4 investment
c/o Dimensional                               Chicago Booth School of Business (since   companies
Fund Advisors LP                              1988). Visiting Scholar, Federal Reserve
6300 Bee Cave                                 Bank of Richmond (since 1990).
Road, Building One                            Formerly, Fischer Black Visiting
Austin, TX 78746                              Professor of Financial Economics, Alfred
                                              P. Sloan School of Management,
1953                                          Massachusetts Institute of Technology
                                              (2015 to 2016).

Darrell Duffie       Director  Since March    Dean Witter Distinguished Professor of    128 portfolios in  Formerly,
c/o Dimensional                2019           Finance, Graduate School of Business,     4 investment       Director,
Fund Advisors LP                              Stanford University (since 1984).         companies          Moody's
6300 Bee Cave                                                                                              Corporation
Road, Building One                                                                                         (financial
Austin, TX 78746                                                                                           information and
                                                                                                           information
1954                                                                                                       technology)
                                                                                                           (2008- April
                                                                                                           2018).

Roger G. Ibbotson    Director  Since 1981     Professor in Practice Emeritus of         128 portfolios in  None
Yale School of                                Finance, Yale School of Management        4 investment
Management                                    (since 1984). Chairman and Partner,       companies
P.O. Box 208200                               Zebra Capital Management, LLC (hedge
New Haven, CT                                 fund and asset manager) (since 2001).
06520-8200                                    Formerly, Consultant to Morningstar,
                                              Inc. (2006 - 2016).
1943

Edward P. Lazear     Director  Since 2010     Distinguished Visiting Fellow, Becker     128 portfolios in  None
Stanford University                           Friedman Institute for Research in        4 investment
Graduate School of                            Economics, University of Chicago (since   companies
Business Knight                               2015). Morris Arnold Cox Senior Fellow,
Management                                    Hoover Institution (since 2002). Davies
Center, E346                                  Family Professor of Economics,
Stanford, CA 94305                            Graduate School of Business, Stanford
                                              University (since 1995). Cornerstone
1948                                          Research (expert testimony and
                                              economic and financial analysis) (since
                                              2009).

Myron S. Scholes     Director  Since 1981     Chief Investment Strategist, Janus        128 portfolios in  Formerly,
c/o Dimensional                               Henderson Investors (since 2014). Frank   4 investment       Adviser, Kuapay,
Fund Advisors LP                              E. Buck Professor of Finance, Emeritus,   companies          Inc. (2013-2014).
6300 Bee Cave                                 Graduate School of Business, Stanford                        Formerly,
Road, Building One                            University (since 1981).                                     Director,
Austin, TX 78746                                                                                           American
                                                                                                           Century Fund
1941                                                                                                       Complex
                                                                                                           (registered
                                                                                                           investment
                                                                                                           companies) (43
                                                                                                           Portfolios) (1980-
                                                                                                           2014).

                                                                                                                  OTHER
                                                                                           PORTFOLIOS       DIRECTORSHIPS OF
                               TERM OF                                                     WITHIN THE            PUBLIC
                              OFFICE/1/ AND                                                 DFA FUND         COMPANIES HELD
NAME, ADDRESS AND             LENGTH OF                                                    COMPLEX/2/         DURING PAST 5
YEAR OF BIRTH       POSITION   SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN              YEARS
-----------------   --------- ------------   ------------------------------------------ ------------------ --------------------
Abbie J. Smith      Director  Since 2000     Boris and Irene Stern Distinguished        128 portfolios in  Director (since
University of                                Service Professor of Accounting,           4 investment       2000) and
Chicago Booth                                University of Chicago Booth School of      companies          formerly, Lead
School of Business                           Business (since 1980).                                        Director (2014-
5807 S. Woodlawn                                                                                           2017), HNI
Avenue                                                                                                     Corporation
Chicago, IL 60637                                                                                          (office furniture);
                                                                                                           Director, Ryder
1953                                                                                                       System Inc.
                                                                                                           (transportation,
                                                                                                           logistics and
                                                                                                           supply-chain
                                                                                                           management)
                                                                                                           (since 2003); and
                                                                                                           Trustee, UBS
                                                                                                           Funds (3
                                                                                                           investment
                                                                                                           companies within
                                                                                                           the fund complex)
                                                                                                           (19 portfolios)
                                                                                                           (since 2009).

Ingrid M. Werner    Director  Since March    Martin and Andrew Murrer Professor of      128 portfolios in  Director, Fourth
c/o Dimensional               2019           Finance, Fisher College of Business, The   4 investment       Swedish AP Fund
Fund Advisors LP                             Ohio State University (since 1998).        companies          (pension fund
6300 Bee Cave                                Adjunct Member, the Prize Committee                           asset
Road, Building One                           for the Swedish Riksbank Prize in                             management)
Austin, TX 78746                             Economic Sciences in Memory of Alfred                         (since 2017).
                                             Nobel (annual award for significant
1961                                         scientific research contribution) (since
                                             January 2018). President, Western
                                             Finance Association (global association
                                             of academic researchers and practitioners
                                             in finance) (since June 2018). Director,
                                             American Finance Association (global
                                             association of academic researchers and
                                             practitioners in finance) (since January
                                             2019). Member, Economic Advisory
                                             Committee, FINRA (since 2017).
                                             Chairman, Scientific Advisory Board,
                                             Swedish House of Finance (institute
                                             supporting academic research in finance)
                                             (since 2014). Member, Scientific Board,
                                             Danish Finance Institute (institute
                                             supporting academic research in finance)
                                             (since 2017). Member, Academic Board,
                                             Mistra Financial Systems (organization
                                             funding academic research on
                                             environment, governance and climate/
                                             sustainability in finance) (since 2016).
                                             Fellow, Center for Analytical Finance
                                             (academic research) (since 2015).
                                             Associate Editor, Journal of Finance
                                             (since 2016).

INTERESTED DIRECTOR

   The following interested Director is described as such because he is deemed to be an "interested person," as that term is defined under the 1940 Act, due to his position with the Advisor.

                                                                                             PORTFOLIOS
                                   TERM OF                                                   WITHIN THE     OTHER DIRECTORSHIPS
NAME, ADDRESS                     OFFICE/1/ AND                                               DFA FUND      OF PUBLIC COMPANIES
AND YEAR OF                       LENGTH OF                                                  COMPLEX/2/     HELD DURING PAST 5
BIRTH                 POSITION     SERVICE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS     OVERSEEN            YEARS
-------------       ------------- -----------    ----------------------------------------  ---------------- -------------------
David G. Booth      Chairman      Since 1981     Chairman, Director/Trustee, and           128 portfolios          None
6300 Bee Cave       and Director                 formerly, President and Co-Chief          in 4 investment
Road, Building One                               Executive Officer (each until March       companies
Austin, TX 78746                                 2017) of Dimensional Emerging Markets
                                                 Value Fund ("DEM"), DFAIDG,
1946                                             Dimensional Investment Group Inc.
                                                 ("DIG") and The DFA Investment Trust
                                                 Company ("DFAITC"). Executive
                                                 Chairman, and formerly, President and
                                                 Co-Chief Executive Officer (each until
                                                 February 2017) of Dimensional Holdings
                                                 Inc., Dimensional Fund Advisors LP,
                                                 Dimensional Investment LLC and DFA
                                                 Securities LLC (collectively with DEM,
                                                 DFAIDG, DIG and DFAITC, the "DFA
                                                 Entities"). Formerly, Chairman and
                                                 Director (2009-2018) and Co-Chief
                                                 Executive Officer (2010 - June 2017) of
                                                 Dimensional Fund Advisors Canada
                                                 ULC. Trustee, University of Chicago
                                                 (since 2002). Trustee, University of
                                                 Kansas Endowment Association (since
                                                 2005). Formerly, Director of
                                                 Dimensional Fund Advisors Ltd. (2002 -
                                                 July 2017), DFA Australia Limited (1994
                                                 - July 2017), Dimensional Advisors Ltd.
                                                 (2012 - July 2017), Dimensional Funds
                                                 plc (2006 - July 2017) and Dimensional
                                                 Funds II plc (2006 - July 2017).
                                                 Formerly, Director and President of
                                                 Dimensional Japan Ltd. (2012 - April
                                                 2017). Formerly, President, Dimensional
                                                 SmartNest (US) LLC (2009-2014); and
                                                 Limited Partner, VSC Investors, LLC
                                                 (2007-2015). Formerly, Chairman,
                                                 Director, President and Co- Chief
                                                 Executive Officer of Dimensional
                                                 Cayman Commodity Fund I Ltd. (2010-
                                                 September 2017).

   1 Each Director holds office for an indefinite term until his or her successor is elected and qualified.

   2 Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include: DFAIDG; DIG; DFAITC; and DEM. Each disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

OFFICERS

   Below is the name, year of birth, information regarding positions with the Fund and the principal occupation for each officer of the Fund. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

                                       TERM OF OFFICE/1/
NAME AND YEAR OF                        AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                  POSITION            SERVICE                        YEARS
----------------  -------------------- ----------------   --------------------------------------
Valerie A. Brown  Vice President and     Since 2001       Vice President and Assistant
1967              Assistant Secretary                     Secretary of
                                                              .  all the DFA Entities (since
                                                                 2001)
                                                              .  DFA Australia Limited (since
                                                                 2002)
                                                              .  Dimensional Fund Advisors Ltd.
                                                                 (since 2002)
                                                              .  Dimensional Cayman Commodity
                                                                 Fund I Ltd. (since 2010)
                                                              .  Dimensional Fund Advisors Pte.
                                                                 Ltd. (since 2012)
                                                              .  Dimensional Hong Kong Limited
                                                                 (since 2012)
                                                          Director, Vice President and
                                                          Assistant Secretary (since 2003) of
                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC

Ryan P. Buechner  Vice President and   Since September    Vice President and Assistant
1982              Assistant Secretary       2019          Secretary of
                                                              .  DFAIDG, DIG, DFAITC and DEM
                                                                 (since September 2019)
                                                          Vice President (since January 2018) of
                                                              .  Dimensional Holdings Inc.
                                                              .  Dimensional Fund Advisors LP
                                                              .  Dimensional Investment LLC
                                                              .  DFA Securities LLC

David P. Butler   Co-Chief               Since 2017       Co-Chief Executive Officer (since
1964              Executive Officer                       2017) of
                                                              .  all the DFA entities
                                                          Director (since 2017) of
                                                              .  Dimensional Holdings Inc.
                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC
                                                              .  Dimensional Japan Ltd.
                                                              .  Dimensional Advisors Ltd.
                                                              .  Dimensional Fund Advisors Ltd.
                                                              .  DFA Australia Limited
                                                          Director and Co-Chief Executive
                                                          Officer (since 2017) of
                                                              .  Dimensional Cayman Commodity
                                                                 Fund I Ltd.
                                                          Head of Global Financial Advisor
                                                          Services (since 2007) for
                                                              .  Dimensional Fund Advisors LP
                                                          Formerly, Vice President (2007 -
                                                          2017) of
                                                              .  all the DFA Entities

Stephen A. Clark  Executive Vice         Since 2017       Executive Vice President (since 2017)
1972              President                               of
                                                              .  all the DFA entities
                                                          Director and Vice President (since
                                                          2016) of
                                                              .  Dimensional Japan Ltd.
                                                          President and Director (since 2016) of
                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC
                                                          Vice President (since 2008) and
                                                          Director (since 2016) of
                                                              .  DFA Australia Limited
                                                          Director (since 2016) of
                                                              .  Dimensional Advisors Ltd.
                                                              .  Dimensional Fund Advisors Pte.
                                                                 Ltd.
                                                              .  Dimensional Hong Kong Limited
                                                          Vice President (since 2016) of
                                                              .  Dimensional Fund Advisors Pte.
                                                                 Ltd.
                                                          Formerly, Vice President (2004 -
                                                          2017) of
                                                              .  all the DFA Entities
                                                          Formerly, Vice President (2010 -
                                                          2016) of
                                                              .  Dimensional Fund Advisors
                                                                 Canada ULC
                                                          Formerly, Head of Institutional,
                                                          North America (2012 - 2013) and Head
                                                          of Global Institutional Services
                                                          (2014-2018) for
                                                              .  Dimensional Fund Advisors LP

                                        TERM OF OFFICE/1/
NAME AND YEAR OF                         AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                   POSITION            SERVICE                        YEARS
----------------   -------------------- ----------------   --------------------------------------
Christopher S.     Vice President and     Since 2004       Vice President and Global Chief
Crossan            Global Chief                            Compliance Officer (since 2004) of
1965               Compliance                                  .  all the DFA Entities
                   Officer                                     .  DFA Australia Limited
                                                               .  Dimensional Fund Advisors Ltd.
                                                           Chief Compliance Officer (since 2006)
                                                           and Chief Privacy Officer (since
                                                           2015) of
                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC
                                                           Chief Compliance Officer of
                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd. (since 2012)
                                                               .  Dimensional Japan Ltd. (since
                                                                  2017)
                                                           Formerly, Vice President and Global
                                                           Chief Compliance Officer (2010 -
                                                           2014) for
                                                               .  Dimensional SmartNest (US) LLC

Gregory K. Hinkle  Vice President,      Vice President     Vice President, Chief Financial
1958               Chief Financial      since 2015 and     Officer, and Treasurer (since 2016) of
                   Officer, and         Chief Financial        .  all the DFA Entities
                   Treasurer              Officer and          .  Dimensional Advisors Ltd.
                                        Treasurer since        .  Dimensional Fund Advisors Ltd.
                                             2016              .  Dimensional Hong Kong Limited
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.
                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC
                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd.
                                                               .  DFA Australia Limited
                                                           Director (since 2016) for
                                                               .  Dimensional Funds plc
                                                               .  Dimensional Funds II plc
                                                           Formerly, interim Chief Financial
                                                           Officer and interim Treasurer
                                                           (2016) of
                                                               .  all the DFA Entities
                                                               .  Dimensional Fund Advisors LP
                                                               .  Dimensional Fund Advisors Ltd.
                                                               .  DFA Australia Limited
                                                               .  Dimensional Advisors Ltd.
                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd.
                                                               .  Dimensional Hong Kong Limited
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.
                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC
                                                           Formerly, Controller (2015 - 2016) of
                                                               .  all the DFA Entities
                                                               .  Dimensional Fund Advisors LP
                                                           Formerly, Vice President (2008 -
                                                           2015) of
                                                               .  T. Rowe Price Group, Inc.
                                                           Formerly, Director of Investment
                                                           Treasury and Treasurer (2008 - 2015)
                                                           of
                                                               .  the T. Rowe Price Funds

Jeff J. Jeon       Vice President         Since 2004       Vice President (since 2004) and
1973                                                       Assistant Secretary (2017-2019) of
                                                               .  all the DFA Entities
                                                           Vice President and Assistant
                                                           Secretary (since 2010) of
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.

Joy Lopez          Vice President and   Vice President     Vice President (since 2015) of
1971               Assistant Treasurer  since 2015 and         .  all the DFA Entities
                                           Assistant       Assistant Treasurer (since 2017) of
                                        Treasurer since        .  the DFA Fund Complex
                                             2017          Formerly, Senior Tax Manager (2013 -
                                                           2015) for
                                                               .  Dimensional Fund Advisors LP

Kenneth M. Manell  Vice President         Since 2010       Vice President (since 2010) of
1972                                                           .  all the DFA Entities
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.

Catherine L.       President and        President since    President (since 2017) of
Newell             General Counsel         2017 and            .  the DFA Fund Complex
1964                                    General Counsel    General Counsel (since 2001) of
                                          since 2001           .  All the DFA Entities
                                                           Executive Vice President (since 2017)
                                                           and Secretary (since 2000) of

                                        TERM OF OFFICE/1/
NAME AND YEAR OF                         AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5
BIRTH                    POSITION           SERVICE                        YEARS
----------------    ------------------- ----------------   --------------------------------------
                                                               .  Dimensional Fund Advisors LP
                                                               .  Dimensional Holdings Inc.
                                                               .  DFA Securities LLC
                                                               .  Dimensional Investment LLC
                                                           Director (since 2002), Vice President
                                                           (since 1997) and Secretary (since
                                                           2002) of
                                                               .  DFA Australia Limited
                                                               .  Dimensional Fund Advisors Ltd.
                                                           Vice President and Secretary of
                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC (since 2003)
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd. (since 2010)
                                                               .  Dimensional Japan Ltd. (since
                                                                  2012)
                                                               .  Dimensional Advisors Ltd
                                                                  (since 2012)
                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd. (since 2012)
                                                           Director of
                                                               .  Dimensional Funds plc (since
                                                                  2002)
                                                               .  Dimensional Funds II plc
                                                                  (since 2006)
                                                               .  Director of Dimensional Japan
                                                                  Ltd. (since 2012)
                                                               .  Dimensional Advisors Ltd.
                                                                  (since 2012)
                                                               .  Dimensional Fund Advisors Pte.
                                                                  Ltd. (since 2012)
                                                               .  Dimensional Hong Kong Limited
                                                                  (since 2012)
                                                           Formerly, Vice President and
                                                           Secretary (2010 - 2014) of
                                                               .  Dimensional SmartNest (US) LLC
                                                           Formerly, Vice President (1997 -
                                                           2017) and Secretary (2000 - 2017) of
                                                               .  the DFA Fund Complex
                                                           Formerly, Vice President of
                                                               .  Dimensional Fund Advisors LP
                                                                  (1997 - 2017)
                                                               .  Dimensional Holdings Inc.
                                                                  (2006 - 2017)
                                                               .  DFA Securities LLC (1997 -
                                                                  2017)
                                                               .  Dimensional Investment LLC
                                                                  (2009 - 2017)

Selwyn Notelovitz   Vice President and    Since 2013       Vice President and Deputy Chief
1961                Deputy Chief                           Compliance Officer of
                    Compliance                                 .  the DFA Fund Complex (since
                    Officer                                       2013)
                                                               .  Dimensional Fund Advisors LP
                                                                  (since 2012)

Carolyn L. O        Vice President and  Vice President     Vice President (since 2010) and
1974                Secretary           since 2010 and     Secretary (since 2017) of
                                        Secretary since        .  the DFA Fund Complex
                                             2017          Vice President (since 2010) and
                                                           Assistant Secretary (since 2016) of
                                                               .  Dimensional Fund Advisors LP
                                                               .  Dimensional Holdings Inc.
                                                               .  Dimensional Investment LLC
                                                           Vice President of
                                                               .  DFA Securities LLC (since 2010)
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd. (since 2010)
                                                               .  Dimensional Fund Advisors
                                                                  Canada ULC (since 2016)

Gerard K. O'Reilly  Co-Chief               Co-Chief        Co-Chief Executive Officer and Chief
1976                Executive Officer      Executive       Investment Officer (since 2017) of
                    and Chief             Officer and          .  all the DFA Entities
                    Investment Officer       Chief             .  Dimensional Fund Advisors
                                          Investment              Canada ULC
                                         Officer since     Director, Chief Investment Officer
                                             2017          and Vice President (since 2017) of
                                                               .  DFA Australia Limited
                                                           Chief Investment Officer (since 2017)
                                                           and Vice President (since 2016) of
                                                               .  Dimensional Japan Ltd.
                                                           Director, Co-Chief Executive Officer
                                                           and Chief Investment Officer (since
                                                           2017) of
                                                               .  Dimensional Cayman Commodity
                                                                  Fund I Ltd.
                                                           Director of
                                                               .  Dimensional Funds plc (since
                                                                  2014)
                                                               .  Dimensional Fund II plc (since
                                                                  2014)
                                                               .  Dimensional Holdings Inc.
                                                                  (since 2017)
                                                           Formerly, Co-Chief Investment Officer
                                                           of
                                                               .  Dimensional Japan Ltd. (2016 -
                                                                  2017)

                           TERM OF OFFICE/1/
NAME AND YEAR OF            AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5
     BIRTH        POSITION     SERVICE                       YEARS
----------------  -------- ----------------  -------------------------------------
                                                 .  DFA Australia Limited (2014 -
                                                    2017)
                                             Formerly, Executive Vice President
                                             (2017) and Co-Chief Investment
                                             Officer (2014 - 2017) of
                                                 .  all the DFA Entities
                                             Formerly, Vice President (2007 -
                                             2017) of
                                                 .  all the DFA Entities
                                             Formerly, Vice President and Co-Chief
                                             Investment Officer (2014 - 2017) of
                                                 .  Dimensional Fund Advisors
                                                    Canada ULC
                                             Formerly, Director (2017 - 2018) of
                                                 .  Dimensional Fund Advisors Pte.
                                                    Ltd.

/1/ Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor's website at http://us.dimensional.com; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

                            NOTICE TO SHAREHOLDERS

                                  (UNAUDITED)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 01, 2018 to October 31, 2019, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation (S)1.199A-3(d).

                                                                                                     QUALIFYING
                                                                                                         FOR
                            NET                                                                       CORPORATE
                        INVESTMENT    SHORT-TERM     LONG-TERM                                        DIVIDENDS   QUALIFYING
DFA INVESTMENT            INCOME     CAPITAL GAIN  CAPITAL GAIN  RETURN OF TAX-EXEMPT     TOTAL       RECEIVED     DIVIDEND
DIMENSIONS GROUP INC.  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  CAPITAL   INTEREST  DISTRIBUTIONS DEDUCTION (1) INCOME (2)
---------------------  ------------- ------------- ------------- --------- ---------- ------------- ------------- ----------
    Dimensional
      2005
      Target
      Date
      Retirement
      Income
      Fund............       97%           1%            2%         --         --          100%          11%          23%
    Dimensional
      2010
      Target
      Date
      Retirement
      Income
      Fund............      100%          --            --          --         --          100%          14%          28%
    Dimensional
      2015
      Target
      Date
      Retirement
      Income
      Fund............      100%          --            --          --         --          100%          13%          27%

                                                                     QUALIFYING
                                                                       SHORT-
                           U.S.      FOREIGN    FOREIGN   QUALIFYING    TERM
DFA INVESTMENT          GOVERNMENT     TAX       SOURCE    INTEREST   CAPITAL
DIMENSIONS GROUP INC.  INTEREST (3) CREDIT (4) INCOME (5) INCOME (6)  GAIN (7)
---------------------  ------------ ---------- ---------- ---------- ----------
    Dimensional
      2005
      Target
      Date
      Retirement
      Income
      Fund............      --          1%         22%        --         --
    Dimensional
      2010
      Target
      Date
      Retirement
      Income
      Fund............      --          1%         27%        --         --
    Dimensional
      2015
      Target
      Date
      Retirement
      Income
      Fund............      --          1%         26%        --         --

(1) Qualifying Dividends represents dividends that qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax.
(4) "Foreign Tax Credit" represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income.
(5) "Foreign Source Income" represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income.
(6) The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(7) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

                See accompanying Notes to Financial Statements.

  LOGO                                                         DFA103119-054A
                                                                     00237505

ITEM 2. CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the "Report"), a code of ethics that applies to the Registrant's Co-Principal Executive Officers and Principal Financial Officer (the "Code of Business Ethics"). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an "audit committee financial expert" serving on the Registrant's Audit Committee and has designated
Ms. Smith as the "audit committee financial expert." Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith's education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees
                Fiscal Year Ended October 31, 2019: $2,180,181
                Fiscal Year Ended October 31, 2018: $2,112,201

     (b) Audit-Related Fees
                Fees for Registrant  Fiscal Year Ended October 31, 2019:
                                     $179,382
                                     Fiscal Year Ended October 31, 2018:
                                     $175,540

     For fiscal years ended October 31, 2019 and October 31, 2018, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant's semi-annual financial statements.

         Audit-Related Fees required to be approved pursuant to paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X

                                     Fiscal Year Ended October 31, 2019:
                                     $210,000
                                     Fiscal Year Ended October 31, 2018:
                                     $205,000

     For the fiscal years ended October 31, 2019 and October 31, 2018, Audit-Related Fees required to be approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 18 over controls at the Registrant's investment adviser.

     (c) Tax Fees
                Fees for Registrant  Fiscal Year Ended October 31, 2019: $0
                                     Fiscal Year Ended October 31, 2018:
                                     $493,154

     Tax Fees included, for the fiscal year ended October 31, 2018, fees for tax services in connection with the Registrant's excise tax calculations, review of the Registrant's applicable tax returns and review of the Registrant's tax equalization calculations.

     There were no Tax Fees required to be approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d) All Other Fees
                Fees for Registrant  Fiscal Year Ended October 31, 2019: $0
                                     Fiscal Year Ended October 31, 2018: $0

     There were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)(1) Audit Committee's Pre-Approval Policies and Procedures

                     Pre-Approval Policies and Procedures
                               as adopted by the
                               Audit Committees
                                      of
                     DFA Investment Dimensions Group Inc.
                    Dimensional Emerging Markets Value Fund
                       Dimensional Investment Group Inc.
                       The DFA Investment Trust Company
                            (together, the "Funds")

     The Sarbanes-Oxley Act of 2002 (the "Act") and the rules (the "Rules") adopted by the U.S. Securities and Exchange Commission (the "SEC") require that the Funds' Audit Committees (together, the "Committee") pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the "Auditor"). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP ("Dimensional"), the Funds' investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the "Service Affiliates") if the services directly impact the Funds' operations and financial reporting.

     The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

     These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

        A. General

        1. The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

        2. The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds' operations and financial reporting.

        B.  Pre-Approval of Audit Services to the Funds

        1. The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds' financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor's qualifications and independence. The Committee also shall consider the Auditor's proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

        2. The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

        3. Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not "interested persons" of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the "Independent Directors").

        C. Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates--by Types of Services

        1. The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

        2. Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

        3. The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

        4. The Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

        5. A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

        D. Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates--Project-by-Project Basis

        1. The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

        2. Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

        3. The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Committee's behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds' management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

        4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

            (a) pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

            (b) refer such matter to the full Committee for its consideration and action.

            In considering any requested non-audit services or proposed material change in such services, the Designated Member's authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

        5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

        E.  Amendment; Annual Review

        1.  The Committee may amend these procedures from time to time.

        2.  These procedures shall be reviewed annually by the Committee.

        F.  Recordkeeping

        1. The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

        2. In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

        3. A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

     (e)(2) The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant's Audit Committee but not pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended October 31, 2019 that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was not greater than
                                          ---
            50%.

     (g)    Aggregate Non-Audit Fees
                 Fiscal Year Ended October 31, 2019: $1,435,444
                 Fiscal Year Ended October 31, 2018: $1,820,299

     (h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6. INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

NAME OF ENTITY FOR WHICH SCHEDULE OF INVESTMENTS IS
PROVIDED                                             RELATIONSHIP TO SERIES OF THE REGISTRANT
---------------------------------------------------  -----------------------------------------------
Enhanced U.S. Large Company Portfolio                Series of Registrant

U.S. Large Cap Equity Portfolio                      Series of Registrant

U.S. Targeted Value Portfolio                        Series of Registrant

NAME OF ENTITY FOR WHICH SCHEDULE OF INVESTMENTS IS
PROVIDED                                             RELATIONSHIP TO SERIES OF THE REGISTRANT
---------------------------------------------------  ------------------------------------------------
U.S. Small Cap Value Portfolio                       Series of Registrant

U.S. Core Equity 1 Portfolio                         Series of Registrant

U.S. Core Equity 2 Portfolio                         Series of Registrant

U.S. Vector Equity Portfolio                         Series of Registrant

U.S. Small Cap Portfolio                             Series of Registrant

U.S. Micro Cap Portfolio                             Series of Registrant

DFA Real Estate Securities Portfolio                 Series of Registrant

Large Cap International Portfolio                    Series of Registrant

International Core Equity Portfolio                  Series of Registrant

DFA International Real Estate Securities Portfolio   Series of Registrant

DFA Global Real Estate Securities Portfolio          Series of Registrant

DFA International Small Cap Value Portfolio          Series of Registrant

International Vector Equity Portfolio                Series of Registrant

World ex U.S. Targeted Value Portfolio               Series of Registrant

World ex U.S. Core Equity Portfolio                  Series of Registrant

Emerging Markets Core Equity Portfolio               Series of Registrant

U.S. High Relative Profitability Portfolio           Series of the Registrant

International High Relative Profitability Portfolio  Series of the Registrant

Emerging Markets Targeted Value Portfolio            Series of the Registrant

The U.S. Large Cap Value Series                      Master fund for U.S. Large Cap Value Portfolio

The Japanese Small Company Series                    Master fund for Japanese Small Company Portfolio

The Asia Pacific Small Company Series                Master fund for Asia Pacific Small Company
                                                     Portfolio

The United Kingdom Small Company Series              Master fund for United Kingdom Small Company
                                                     Portfolio

NAME OF ENTITY FOR WHICH SCHEDULE OF INVESTMENTS IS
PROVIDED                                             RELATIONSHIP TO SERIES OF THE REGISTRANT
---------------------------------------------------  ------------------------------------------------
The Continental Small Company Series                 Master fund for Continental Small Company
                                                     Portfolio

The Emerging Markets Series                          Master fund for Emerging Markets Portfolio

The Emerging Markets Small Cap Series                Master fund for Emerging Markets Small Cap
                                                     Portfolio

Dimensional Emerging Markets Value Fund              Master fund for Emerging Markets Value Portfolio

U.S. Social Core Equity 2 Portfolio                  Series of Registrant

U.S. Sustainability Core 1 Portfolio                 Series of Registrant

International Sustainability Core 1 Portfolio        Series of Registrant

International Social Core Equity Portfolio           Series of Registrant

Emerging Markets Social Core Equity Portfolio        Series of Registrant

Emerging Markets Sustainability Core 1 Portfolio     Series of Registrant

Tax-Managed U.S. Equity Portfolio                    Series of Registrant

Tax-Managed U.S. Targeted Value Portfolio            Series of Registrant

Tax-Managed U.S. Small Cap Portfolio                 Series of Registrant

T.A. U.S. Core Equity 2 Portfolio                    Series of Registrant

Tax-Managed DFA International Value Portfolio        Series of Registrant

T.A. World ex U.S. Core Equity Portfolio             Series of Registrant

The Tax-Managed U.S. Marketwide Value Series         Master fund for Tax-Managed U.S. Marketwide
                                                     Value Portfolio

VA U.S. Targeted Value Portfolio                     Series of Registrant

VA U.S. Large Value Portfolio                        Series of Registrant

VA International Value Portfolio                     Series of Registrant

VA International Small Portfolio                     Series of Registrant

U.S. Large Cap Growth Portfolio                      Series of Registrant

NAME OF ENTITY FOR WHICH SCHEDULE OF INVESTMENTS IS
PROVIDED                                             RELATIONSHIP TO SERIES OF THE REGISTRANT
---------------------------------------------------  -----------------------------------------------
U.S. Small Cap Growth Portfolio                      Series of Registrant

International Large Cap Growth Portfolio             Series of Registrant

International Small Cap Growth Portfolio             Series of Registrant

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019


                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
BONDS -- (80.3%)
AUSTRALIA -- (1.9%)
Australia & New Zealand Banking Group, Ltd.
W    2.250%, 12/19/19.................................................      1,000  $ 1,000,478
     5.100%, 01/13/20.................................................        750      754,558
National Australia Bank, Ltd.
     2.500%, 01/12/21.................................................      3,500    3,521,805
Westpac Banking Corp.
(r)  2.974%, 08/19/21.................................................      2,105    2,128,120
                                                                                   -----------
TOTAL AUSTRALIA.......................................................               7,404,961
                                                                                   -----------
BELGIUM -- (3.0%)
Dexia Credit Local SA
     0.040%, 12/11/19................................................. EUR  1,000    1,115,681
     0.250%, 03/19/20................................................. EUR  1,000    1,117,753
     2.000%, 01/22/21................................................. EUR  8,000    9,183,485
                                                                                   -----------
TOTAL BELGIUM.........................................................              11,416,919
                                                                                   -----------
CANADA -- (13.1%)
Bank of Montreal
     0.250%, 11/17/21................................................. EUR  2,494    2,798,818
Bank of Nova Scotia (The)
     2.270%, 01/13/20................................................. CAD  4,000    3,039,162
(r)  2.406%, 04/20/21.................................................        908      910,925
CPPIB Capital, Inc.
     1.400%, 06/04/20................................................. CAD  6,200    4,699,074
Manitoba, Province of Canada
     0.750%, 12/15/21................................................. GBP  2,500    3,222,339
Province of Alberta Canada
     1.250%, 06/01/20................................................. CAD  2,000    1,514,524
Province of British Columbia Canada
     3.700%, 12/18/20................................................. CAD  6,000    4,656,457
Province of Quebec Canada
     4.500%, 12/01/20................................................. CAD  5,500    4,299,237
Province of Saskatchewan Canada
     3.900%, 07/28/20................................................. CAD  6,300    4,859,576
Royal Bank of Canada
     2.350%, 12/09/19................................................. CAD  1,300      987,461
     2.860%, 03/04/21................................................. CAD  5,000    3,839,344
     2.030%, 03/15/21................................................. CAD  2,130    1,618,451
(r)  2.326%, 04/30/21.................................................        357      358,272
(r)  0.096%, 07/24/20................................................. EUR  1,000    1,119,052
(r)  0.050%, 08/06/20................................................. EUR  3,000    3,355,589
Toronto-Dominion Bank (The)
     1.693%, 04/02/20................................................. CAD  3,000    2,276,114
     2.563%, 06/24/20................................................. CAD  5,000    3,813,150
     0.625%, 03/08/21................................................. EUR  3,000    3,383,132
                                                                                   -----------
TOTAL CANADA..........................................................              50,750,677
                                                                                   -----------

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- -----------
                                                                             (000)
DENMARK -- (2.3%)
Denmark Government Bond
      3.000%, 11/15/21................................................. DKK 55,000  $ 8,839,919
                                                                                    -----------
FRANCE -- (2.2%)
Caisse d'Amortissement de la Dette Sociale
      4.250%, 04/25/20................................................. EUR  1,000    1,139,932
Sanofi Floating Rate Note
(r)   0.000%, 03/21/20................................................. EUR  2,000    2,233,432
SNCF Mobilites
      3.625%, 06/03/20................................................. EUR  1,000    1,141,012
SNCF Reseau EPIC
      5.500%, 12/01/21................................................. GBP  2,000    2,830,464
Total Capital International SA Floating Rate Note
(r)   0.000%, 03/19/20................................................. EUR    100      111,663
Unedic Asseo
      0.125%, 03/05/20................................................. EUR    750      837,778
                                                                                    -----------
TOTAL FRANCE...........................................................               8,294,281
                                                                                    -----------
GERMANY -- (7.6%)
BMW US Capital LLC
(r)W  2.676%, 08/13/21.................................................      1,640    1,643,086
Daimler Finance North America LLC
W     2.250%, 03/02/20.................................................      1,500    1,501,390
(r)W  2.677%, 05/04/20.................................................        500      500,288
Deutsche Bahn Finance GMBH
      1.750%, 11/06/20................................................. EUR  3,910    4,452,399
EMD Finance LLC
W     2.400%, 03/19/20.................................................      2,100    2,101,367
FMS Wertmanagement
      0.625%, 03/06/20................................................. GBP  1,000    1,293,988
Kreditanstalt fuer Wiederaufbau
      1.375%, 01/28/20................................................. CAD  5,000    3,792,005
Landeskreditbank Baden-Wuerttemberg Foerderbank
      0.125%, 11/05/20................................................. EUR  9,765   10,951,673
State of North Rhine-Westphalia Germany Floating Rate Note
(r)   0.857%, 10/29/21................................................. GBP    800    1,035,452
Volkswagen Group of America Finance LLC
      2.450%, 11/20/19.................................................      2,000    2,000,396
                                                                                    -----------
TOTAL GERMANY..........................................................              29,272,044
                                                                                    -----------

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- -----------
                                                                             (000)
JAPAN -- (7.3%)
American Honda Finance Corp.
(r)   2.488%, 06/11/21.................................................      2,893  $ 2,899,898
Mitsubishi UFJ Financial Group, Inc.
(r)   2.586%, 07/26/21.................................................        465      466,866
Mizuho Bank Ltd.
W     2.400%, 03/26/20.................................................      2,000    2,003,446
Mizuho Financial Group, Inc.
(r)   3.267%, 09/13/21.................................................        800      810,032
MUFG Bank, Ltd.
W     2.300%, 03/05/20.................................................      1,400    1,401,370
Nissan Motor Acceptance Corp.
W     2.125%, 03/03/20.................................................      1,300    1,300,010
Nissan Motor Acceptance Corp. Floating Rate Note
(r)W  2.639%, 03/15/21.................................................      1,700    1,700,620
Shire Acquisitions Investments Ireland DAC
      2.400%, 09/23/21.................................................        515      517,969
Sumitomo Mitsui Financial Group, Inc.
(r)   3.782%, 03/09/21.................................................      2,500    2,545,922
(r)   3.106%, 10/19/21.................................................        381      385,756
Total Capital Canada, Ltd.
      1.875%, 07/09/20................................................. EUR    500      565,991
      1.125%, 03/18/22................................................. EUR  3,000    3,450,994
Toyota Credit Canada, Inc.
      1.800%, 02/19/20................................................. CAD  6,500    4,932,617
      2.200%, 02/25/21................................................. CAD  4,500    3,423,533
Toyota Finance Australia, Ltd.
      0.000%, 04/09/21................................................. EUR  1,200    1,339,816
Toyota Motor Finance Netherlands BV
      0.250%, 01/10/22................................................. EUR    500      561,889
                                                                                    -----------
TOTAL JAPAN............................................................              28,306,729
                                                                                    -----------
NETHERLANDS -- (2.5%)
BNG Bank NV
      5.375%, 06/07/21................................................. GBP    600      831,453
Cooperatieve Rabobank UA
      2.250%, 12/02/19.................................................      1,655    1,655,298
      4.750%, 01/15/20.................................................        700      703,837
Shell International Finance BV
      1.625%, 03/24/21................................................. EUR  5,599    6,407,734
                                                                                    -----------
TOTAL NETHERLANDS......................................................               9,598,322
                                                                                    -----------
NORWAY -- (1.9%)
Equinor ASA
      2.000%, 09/10/20................................................. EUR  1,415    1,608,421
      5.625%, 03/11/21................................................. EUR  4,913    5,909,540
                                                                                    -----------
TOTAL NORWAY...........................................................               7,517,961
                                                                                    -----------

                                                                             FACE
                                                                            AMOUNT^   VALUE+
                                                                            ------- -----------
                                                                             (000)
SPAIN -- (0.7%)
Telefonica Emisiones SA
      5.462%, 02/16/21.................................................      2,500  $ 2,608,239
                                                                                    -----------
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (6.7%)
Council Of Europe Development Bank
      3.000%, 07/13/20................................................. EUR  2,805    3,203,535
European Investment Bank Floating Rate Note
(r)   1.015%, 02/17/20................................................. GBP  2,000    2,592,540
(r)   0.964%, 05/21/21................................................. GBP    500      649,416
(r)   0.835%, 02/18/22................................................. GBP  4,000    5,185,028
European Investment Bank
      2.625%, 03/16/20................................................. EUR  2,700    3,045,253
European Stability Mechanism
      0.000%, 11/07/19................................................. EUR  2,000    2,230,874
European Stability Mechanism Treasury Bill
      0.000%, 11/21/19................................................. EUR  3,706    4,134,317
      0.000%, 01/09/20................................................. EUR  3,000    3,349,057
Nordic Investment Bank
      1.375%, 07/15/20................................................. NOK 14,890    1,614,865
                                                                                    -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS...........................              26,004,885
                                                                                    -----------
SWEDEN -- (3.6%)
Kommuninvest I Sverige AB
      0.750%, 02/16/20................................................. SEK 15,000    1,556,889
      2.500%, 12/01/20................................................. SEK 36,120    3,838,768
      1.000%, 09/15/21................................................. SEK 42,000    4,425,680
Skandinaviska Enskilda Banken AB
(r)W  2.554%, 05/17/21.................................................      3,000    3,008,280
Svenska Handelsbanken AB
      2.400%, 10/01/20.................................................      1,000    1,005,936
                                                                                    -----------
TOTAL SWEDEN                                                                         13,835,553
                                                                                    -----------
SWITZERLAND -- (0.8%)
Nestle Finance International, Ltd.
      0.750%, 11/08/21................................................. EUR  2,827    3,213,502
                                                                                    -----------
UNITED KINGDOM -- (4.8%)
Barclays P.L.C.
      2.750%, 11/08/19.................................................      1,500    1,500,085
      2.875%, 06/08/20.................................................        500      501,430
BP Capital Markets P.L.C.
      2.315%, 02/13/20.................................................      2,550    2,553,492
BP Capital Markets plc
(r)   2.989%, 09/16/21.................................................        500      505,903
HSBC Holdings PLC
#(r)  3.792%, 05/25/21.................................................      2,170    2,209,969
HSBC USA, Inc.
      2.375%, 11/13/19.................................................      1,000    1,000,092

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                            FACE
                                                                           AMOUNT^   VALUE+
                                                                           ------- -----------
                                                                            (000)
UNITED KINGDOM -- (Continued)
United Kingdom Treasury Bill
     0.000%, 11/04/19................................................. GBP  6,000  $ 7,772,101
     0.000%, 11/11/19................................................. GBP  2,000    2,590,319
                                                                                   -----------
TOTAL UNITED KINGDOM..............................................................  18,633,391
                                                                                   -----------
UNITED STATES -- (21.9%)
Allergan Funding SCS
     3.000%, 03/12/20.................................................      1,200    1,202,958
Allergan, Inc.
     3.375%, 09/15/20.................................................      1,800    1,821,289
Altria Group, Inc.
#    2.625%, 01/14/20.................................................      2,000    2,000,605
Amgen, Inc.
     2.200%, 05/11/20.................................................      1,000    1,001,858
Anthem, Inc.
     2.500%, 11/21/20.................................................      1,766    1,777,779
AT&T, Inc.
     2.450%, 06/30/20.................................................      1,500    1,504,506
(r)  2.951%, 07/15/21.................................................      1,000    1,010,200
Autodesk, Inc.
     3.125%, 06/15/20.................................................      1,500    1,507,900
Biogen, Inc.
     2.900%, 09/15/20.................................................      2,000    2,015,821
Broadcom Corp. / Broadcom Cayman Finance Ltd.
     3.000%, 01/15/22.................................................      2,900    2,938,372
Capital One NA
     2.350%, 01/31/20.................................................      1,500    1,500,884
Caterpillar Financial Services Corp.
(r)  2.338%, 05/15/20.................................................      2,000    2,001,474
(r)  2.382%, 09/07/21.................................................      1,115    1,115,323
Citibank NA
#    2.100%, 06/12/20.................................................      1,000    1,001,372
Citigroup, Inc.
(r)  3.456%, 08/02/21.................................................      1,600    1,623,120
Citizens Bank N.A.
     2.450%, 12/04/19.................................................      2,200    2,200,792
Comcast Corp.
(r)  2.539%, 10/01/21.................................................        500      502,665
CVS Health Corp.
     2.800%, 07/20/20.................................................      1,500    1,507,116
Dominion Energy Gas Holdings LLC
(r)  2.719%, 06/15/21.................................................      3,000    3,014,550
Eastman Chemical Co.
     2.700%, 01/15/20.................................................        622      622,468
Enterprise Products Operating LLC
     5.250%, 01/31/20.................................................      2,000    2,015,324
Exelon Generation Co. LLC
     2.950%, 01/15/20.................................................      2,000    2,001,197
GE Capital International Funding Co., Unlimited Co.
     2.342%, 11/15/20.................................................      2,000    1,998,728
General Electric Co.
     2.200%, 01/09/20.................................................      1,000      999,765

                                                                             FACE
                                                                            AMOUNT^    VALUE+
                                                                            ------- ------------
                                                                             (000)
UNITED STATES -- (Continued)
General Mills, Inc.
(r)   2.541%, 04/16/21.................................................      1,325  $  1,328,591
General Motors Financial Co., Inc.
      3.150%, 01/15/20.................................................      1,600     1,602,163
Gilead Sciences, Inc.
#     2.350%, 02/01/20.................................................      1,500     1,501,045
Harley-Davidson Financial Services, Inc.
#W    2.150%, 02/26/20.................................................      1,000       999,308
IBM Credit LLC
(r)   2.226%, 01/20/21.................................................      2,725     2,730,068
JM Smucker Co. (The)
#     2.500%, 03/15/20.................................................      1,061     1,062,580
John Deere Capital Corp.
      2.050%, 03/10/20.................................................        220       220,108
#(r)  2.394%, 09/10/21.................................................      2,022     2,023,031
LyondellBasell Industries NV
      6.000%, 11/15/21.................................................      2,500     2,668,938
Merck & Co., Inc.
      1.125%, 10/15/21................................................. EUR  1,700     1,939,815
Molson Coors Brewing Co.
      2.100%, 07/15/21.................................................      2,800     2,802,111
National Rural Utilities Cooperative Finance Corp.
(r)   2.479%, 06/30/21.................................................      3,000     3,009,794
NetApp, Inc.
      3.375%, 06/15/21.................................................      1,014     1,032,989
Newmont Goldcorp Corp.
      3.625%, 06/09/21.................................................      2,800     2,864,535
Nordstrom, Inc.
      4.000%, 10/15/21.................................................      2,500     2,561,519
Oracle Corp.
      2.250%, 01/10/21................................................. EUR  2,000     2,296,991
Philip Morris International, Inc.
      2.000%, 02/21/20.................................................      3,000     3,000,619
PNC Bank NA
      2.600%, 07/21/20.................................................      1,000     1,004,416
Procter & Gamble Co. (The)
      2.000%, 11/05/21................................................. EUR  1,000     1,166,144
Quest Diagnostics, Inc.
      4.750%, 01/30/20.................................................      1,131     1,137,723
Southern Co. (The)
      2.750%, 06/15/20.................................................      1,000     1,003,926
Walgreens Boots Alliance, Inc.
      3.300%, 11/18/21.................................................      2,500     2,555,655
Wells Fargo & Co.
(r)   3.473%, 03/04/21.................................................        696       705,619
(r)   2.961%, 07/26/21.................................................      2,272     2,299,718
Zimmer Biomet Holdings, Inc.
      2.700%, 04/01/20.................................................      2,000     2,004,018
                                                                                    ------------
TOTAL UNITED STATES................................................................   84,407,490
                                                                                    ------------
TOTAL BONDS............................................................              310,104,873
                                                                                    ------------

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                            FACE
                                                                           AMOUNT^    VALUE+
                                                                           ------- ------------
                                                                            (000)
U.S. TREASURY OBLIGATIONS -- (15.9%)
U.S. Treasury Bills
       1.282%, 11/12/19.................................................    2,500  $  2,498,843
       0.000%, 11/26/19.................................................    3,000     2,996,772
U.S. Treasury Notes
(r)<<  1.776%, 04/30/21.................................................   46,000    45,940,921
(r)    1.857%, 07/31/21.................................................   10,000     9,998,475
                                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS.........................................             61,435,011
                                                                                   ------------
TOTAL INVESTMENT SECURITIES
      (Cost $371,670,207)...............................................            371,539,884
                                                                                   ------------
COMMERCIAL PAPER -- (3.5%)
W      Boeing Co. 2.097%, 12/10/19......................................    2,000     1,996,260
W      Campbell Soup Co.
         2.191%, 01/22/20...............................................    3,000     2,984,846
W      Enel Finance America 2.401%, 01/23/20............................    2,500     2,487,668

                                                                           FACE
                                                                          AMOUNT^    VALUE+
                                                                          ------- ------------
                                                                           (000)
Intesa Funding LLC
      2.290%, 11/25/19.................................................     1,500 $  1,497,875
      2.296%, 04/20/20.................................................     2,000    1,978,385
W     John Deere Ltd. 1.971%, 11/07/19.................................     1,000      999,701
      Santander UK PLC 2.164%, 11/04/19................................     1,500    1,499,718
                                                                                  ------------
TOTAL COMMERCIAL PAPER.................................................             13,444,453
                                                                                  ------------

                                                                          SHARES
                                                                          -------
SECURITIES LENDING COLLATERAL -- (0.3%)
@(S)  The DFA Short Term Investment Fund...............................   111,401    1,289,019
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $386,402,183)..............................................           $386,273,356
                                                                                  ============

As of October 31, 2019, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

                                                                               UNREALIZED
                                                                                FOREIGN
                                                                                EXCHANGE
                                                                  SETTLEMENT  APPRECIATION
CURRENCY PURCHASED   CURRENCY SOLD          COUNTERPARTY             DATE    (DEPRECIATION)
-------------------  --------------- ---------------------------- ---------- --------------
EUR      1,745,958   USD   1,937,424 HSBC Bank                     12/30/19   $    17,656
USD      1,626,469   NOK  14,921,578 Natwest Markets PLC           11/15/19         3,758
USD      2,222,639   EUR   1,980,757 Citibank, N.A.                01/07/20         3,263
USD      2,148,294   SEK  20,639,345 JP Morgan                     01/10/20         2,032
USD     28,159,962   GBP  21,667,376 State Street Bank and Trust   01/13/20        25,268
                                                                              -----------
TOTAL APPRECIATION                                                            $    51,977
GBP     21,763,630   USD  28,216,764 State Street Bank and Trust   11/04/19   $   (25,241)
USD      2,565,323   GBP   1,989,693 Bank of America Corp.         11/04/19       (12,026)
USD     24,450,394   GBP  19,773,937 Bank of America Corp.         11/04/19    (1,163,780)
USD     50,811,832   EUR  46,165,232 Citibank, N.A.                12/30/19      (882,830)
USD      2,263,772   EUR   2,040,316 State Street Bank and Trust   01/07/20       (22,339)
USD      3,515,431   EUR   3,141,802 State Street Bank and Trust   01/07/20        (4,860)
USD      4,368,665   EUR   3,906,056 State Street Bank and Trust   01/07/20        (7,950)
USD      4,801,217   EUR   4,346,104 State Street Bank and Trust   01/07/20       (68,457)
USD     21,478,509   EUR  19,234,721 Barclays Bank PLC             01/07/20       (73,397)
USD      1,699,781   SEK  16,541,279 JP Morgan                     01/10/20       (20,327)
USD      5,961,335   SEK  58,287,471 Barclays Capital              01/10/20       (99,912)
USD     47,893,862   CAD  63,309,316 Bank of America Corp.         01/14/20      (193,697)
USD      8,937,569   DKK  59,634,019 State Street Bank and Trust   01/16/20       (16,638)
                                                                              -----------
TOTAL (DEPRECIATION)                                                          $(2,591,454)
                                                                              -----------
TOTAL APPRECIATION
(DEPRECIATION)                                                                $(2,539,477)
                                                                              ===========

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED


As of October 31, 2019, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

                                                                                               UNREALIZED
                                              NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                                   CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                                   --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.......................   2,558    12/20/19  $375,192,009 $388,278,820  $13,086,811
                                                                   ------------ ------------  -----------
TOTAL FUTURES CONTRACTS......................                      $375,192,009 $388,278,820  $13,086,811
                                                                   ============ ============  ===========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                                LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                              ----------- ------------  ------- ------------
Bonds
   Australia.................................          -- $  7,404,961    --    $  7,404,961
   Belgium...................................          --   11,416,919    --      11,416,919
   Canada....................................          --   50,750,677    --      50,750,677
   Denmark...................................          --    8,839,919    --       8,839,919
   France....................................          --    8,294,281    --       8,294,281
   Germany...................................          --   29,272,044    --      29,272,044
   Japan.....................................          --   28,306,729    --      28,306,729
   Netherlands...............................          --    9,598,322    --       9,598,322
   Norway....................................          --    7,517,961    --       7,517,961
   Spain.....................................          --    2,608,239    --       2,608,239
   Supranational Organization Obligations....          --   26,004,885    --      26,004,885
   Sweden....................................          --   13,835,553    --      13,835,553
   Switzerland...............................          --    3,213,502    --       3,213,502
   United Kingdom............................          --   18,633,391    --      18,633,391
   United States.............................          --   84,407,490    --      84,407,490
   U.S. Treasury Obligations.................          --   61,435,011    --      61,435,011
Commercial Paper.............................          --   13,444,453    --      13,444,453
Securities Lending Collateral................          --    1,289,019    --       1,289,019
Forward Currency Contracts**.................          --   (2,539,477)   --      (2,539,477)
Futures Contracts**.......................... $13,086,811           --    --      13,086,811
                                              ----------- ------------    --    ------------
TOTAL........................................ $13,086,811 $383,733,879    --    $396,820,690
                                              =========== ============    ==    ============

    ** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES     VALUE+
                                                                      ------- ------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (10.1%)
    Activision Blizzard, Inc.........................................  40,994 $  2,296,894
*   Alphabet, Inc., Class A..........................................  14,019   17,647,117
*   Alphabet, Inc., Class C..........................................  14,631   18,436,669
*   Altice USA, Inc., Class A........................................  30,210      934,999
    AT&T, Inc........................................................ 425,328   16,370,875
    Cable One, Inc...................................................     841    1,114,636
    CBS Corp., Class B...............................................  53,137    1,915,057
    CenturyLink, Inc................................................. 141,688    1,833,443
*   Charter Communications, Inc., Class A............................  10,599    4,958,848
    Comcast Corp., Class A........................................... 295,338   13,237,049
#*  Discovery, Inc., Class A.........................................  21,517      579,991
*   Discovery, Inc., Class C.........................................  46,175    1,165,457
*   DISH Network Corp., Class A......................................  29,243    1,005,374
*   Electronic Arts, Inc.............................................  20,288    1,955,763
*   Facebook, Inc., Class A.......................................... 130,421   24,995,185
    Fox Corp., Class A...............................................  37,646    1,206,178
*   Fox Corp., Class B...............................................  26,829      838,138
#*  GCI Liberty, Inc., Class A.......................................   9,957      696,791
*   IAC/InterActiveCorp..............................................   3,341      759,242
    Interpublic Group of Cos., Inc. (The)............................  62,134    1,351,414
*   Liberty Broadband Corp., Class A.................................   2,108      248,723
*   Liberty Broadband Corp., Class C.................................  12,483    1,473,868
*   Liberty Media Corp.-Liberty Formula One, Class A.................   1,334       53,934
*   Liberty Media Corp.-Liberty Formula One, Class C.................  19,760      839,800
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................   8,443      379,175
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................  17,582      794,531
*   Live Nation Entertainment, Inc...................................   9,576      675,108
*   Madison Square Garden Co. (The), Class A.........................   2,310      616,585
#   Match Group, Inc.................................................   3,203      233,787
*   Netflix, Inc.....................................................  15,776    4,534,180
#   New York Times Co. (The), Class A................................   7,715      238,394
    News Corp., Class A..............................................  39,103      536,102
    News Corp., Class B..............................................  20,020      282,682
    Omnicom Group, Inc...............................................  16,811    1,297,641
#*  Roku, Inc........................................................   3,149      463,533
#   Sirius XM Holdings, Inc.......................................... 106,385      714,907
#*  Snap, Inc., Class A..............................................  53,116      799,927
#*  Sprint Corp......................................................  54,103      335,980
*   Take-Two Interactive Software, Inc...............................   5,759      693,096
*   T-Mobile US, Inc.................................................  22,997    1,900,932
#*  TripAdvisor, Inc.................................................  12,919      521,928
*   Twitter, Inc.....................................................  33,076      991,288
    Verizon Communications, Inc...................................... 310,175   18,756,282
#   Viacom, Inc., Class A............................................   1,456       34,784
    Viacom, Inc., Class B............................................  43,758      943,422
    Walt Disney Co. (The)............................................  77,345   10,048,662
#   World Wrestling Entertainment, Inc., Class A.....................   3,500      196,140
*   Zayo Group Holdings, Inc.........................................  33,290    1,136,521
#*  Zillow Group, Inc., Class A......................................   7,062      228,738
#*  Zillow Group, Inc., Class C......................................  14,926      486,140
*   Zynga, Inc., Class A.............................................  24,000      148,080
                                                                              ------------
TOTAL COMMUNICATION SERVICES.........................................          163,903,990
                                                                              ------------
CONSUMER DISCRETIONARY -- (11.0%)
    Advance Auto Parts, Inc..........................................   7,895    1,282,780

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Amazon.com, Inc..................................................  23,346 $41,477,904
    Aptiv P.L.C......................................................  23,965   2,146,066
    Aramark..........................................................  35,358   1,547,266
#   Autoliv, Inc.....................................................  16,630   1,294,479
*   AutoZone, Inc....................................................   1,130   1,293,149
    Best Buy Co., Inc................................................  30,407   2,184,135
*   Booking Holdings, Inc............................................   2,452   5,023,584
    BorgWarner, Inc..................................................  35,095   1,462,760
*   Bright Horizons Family Solutions, Inc............................   4,392     652,300
*   Burlington Stores, Inc...........................................   4,219     810,765
*   Caesars Entertainment Corp.......................................  67,825     832,891
*   CarMax, Inc......................................................  14,263   1,328,884
    Carnival Corp....................................................  31,594   1,355,067
#*  Carvana Co.......................................................   1,482     120,161
*   Chipotle Mexican Grill, Inc......................................   1,268     986,707
    Columbia Sportswear Co...........................................   9,793     885,777
    Darden Restaurants, Inc..........................................  12,289   1,379,686
    Dollar General Corp..............................................  16,001   2,565,600
*   Dollar Tree, Inc.................................................  20,525   2,265,960
#   Domino's Pizza, Inc..............................................   2,005     544,598
    DR Horton, Inc...................................................  40,649   2,128,788
    Dunkin' Brands Group, Inc........................................   7,895     620,705
    eBay, Inc........................................................  49,015   1,727,779
#*  Etsy, Inc........................................................   8,218     365,619
    Expedia Group, Inc...............................................  10,402   1,421,537
*   Five Below, Inc..................................................   5,075     634,933
    Ford Motor Co.................................................... 255,582   2,195,449
#   Gap, Inc. (The)..................................................  56,097     912,137
    Garmin, Ltd......................................................  20,014   1,876,312
    General Motors Co................................................ 101,731   3,780,324
    Gentex Corp......................................................  42,303   1,186,599
    Genuine Parts Co.................................................  17,933   1,839,567
#   Hanesbrands, Inc.................................................  52,689     801,400
#   Harley-Davidson, Inc.............................................  31,444   1,223,486
    Hasbro, Inc......................................................   8,641     840,856
    Hilton Worldwide Holdings, Inc...................................  12,237   1,186,499
    Home Depot, Inc. (The)...........................................  47,497  11,141,846
#   Hyatt Hotels Corp., Class A......................................   4,027     300,978
    Kohl's Corp......................................................  25,657   1,315,178
    Las Vegas Sands Corp.............................................  19,936   1,232,842
    Lear Corp........................................................  11,112   1,308,660
#   Leggett & Platt, Inc.............................................  17,735     909,805
    Lennar Corp., Class A............................................  22,760   1,356,496
    Lennar Corp., Class B............................................   1,223      57,505
*   LKQ Corp.........................................................  35,946   1,221,805
    Lowe's Cos., Inc.................................................  44,519   4,968,766
*   Lululemon Athletica, Inc.........................................   6,722   1,373,103
    Marriott International, Inc., Class A............................  16,148   2,043,529
    McDonald's Corp..................................................  32,937   6,478,708
    MGM Resorts International........................................  42,664   1,215,924
*   Mohawk Industries, Inc...........................................   6,512     933,691
    Newell Brands, Inc...............................................  42,544     807,060
    NIKE, Inc., Class B..............................................  63,227   5,661,978
*   Norwegian Cruise Line Holdings, Ltd..............................  29,705   1,507,826
*   NVR, Inc.........................................................     252     916,421
*   O'Reilly Automotive, Inc.........................................   4,368   1,902,308
*   Planet Fitness, Inc., Class A....................................   7,105     452,304
    Polaris, Inc.....................................................   9,259     913,400
    Pool Corp........................................................   4,542     942,011

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    PulteGroup, Inc..................................................  33,659 $  1,320,779
    PVH Corp.........................................................   9,429      821,832
    Ralph Lauren Corp................................................   6,413      616,033
    Ross Stores, Inc.................................................  21,364    2,342,990
    Royal Caribbean Cruises, Ltd.....................................  22,454    2,443,669
    Service Corp. International......................................  18,034      820,186
*   ServiceMaster Global Holdings, Inc...............................  15,331      619,066
*   Skechers U.S.A., Inc., Class A...................................   7,100      265,327
    Starbucks Corp...................................................  51,914    4,389,848
    Tapestry, Inc....................................................  38,941    1,007,014
    Target Corp......................................................  39,948    4,270,841
*   Tesla, Inc.......................................................   4,066    1,280,465
#   Tiffany & Co.....................................................  15,352    1,911,477
    TJX Cos., Inc. (The).............................................  71,088    4,098,223
    Toll Brothers, Inc...............................................  12,059      479,586
    Tractor Supply Co................................................   7,829      743,912
*   Ulta Salon Cosmetics & Fragrance, Inc............................   4,244      989,489
#*  Under Armour, Inc., Class A......................................  16,137      333,229
*   Under Armour, Inc., Class C......................................  13,759      254,541
    Vail Resorts, Inc................................................   3,564      828,167
    VF Corp..........................................................  17,239    1,418,597
#*  Wayfair, Inc., Class A...........................................   2,776      228,270
    Whirlpool Corp...................................................   8,223    1,250,883
    Wyndham Hotels & Resorts, Inc....................................  12,939      698,318
    Wynn Resorts, Ltd................................................  12,716    1,542,959
    Yum! Brands, Inc.................................................  13,515    1,374,611
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          179,494,965
                                                                              ------------
CONSUMER STAPLES -- (6.8%)
    Altria Group, Inc................................................ 124,882    5,593,465
    Archer-Daniels-Midland Co........................................  49,996    2,101,832
    Brown-Forman Corp., Class A......................................   3,116      193,659
    Brown-Forman Corp., Class B......................................  18,030    1,181,326
    Bunge, Ltd.......................................................  22,013    1,188,702
#   Campbell Soup Co.................................................  20,074      929,627
    Casey's General Stores, Inc......................................   4,174      712,961
    Church & Dwight Co., Inc.........................................  13,846      968,389
    Clorox Co. (The).................................................   7,718    1,139,871
    Coca-Cola Co. (The).............................................. 206,538   11,241,863
    Colgate-Palmolive Co.............................................  35,351    2,425,079
    Conagra Brands, Inc..............................................  38,565    1,043,183
    Constellation Brands, Inc., Class A..............................   9,044    1,721,345
    Costco Wholesale Corp............................................  19,068    5,665,293
    Coty, Inc., Class A..............................................  77,724      908,594
    Estee Lauder Cos., Inc. (The), Class A...........................  12,797    2,383,697
    General Mills, Inc...............................................  34,824    1,771,149
*   Herbalife Nutrition, Ltd.........................................  12,623      563,869
    Hershey Co. (The)................................................   8,988    1,320,068
#   Hormel Foods Corp................................................  45,262    1,850,763
    Ingredion, Inc...................................................  11,207      885,353
    JM Smucker Co. (The).............................................   9,748    1,030,169
    Kellogg Co.......................................................  23,046    1,464,112
#   Keurig Dr Pepper, Inc............................................  15,615      439,718
    Kimberly-Clark Corp..............................................  14,867    1,975,527
    Kraft Heinz Co. (The)............................................  30,117      973,683
    Kroger Co. (The)................................................. 122,030    3,006,819
    Lamb Weston Holdings, Inc........................................   6,989      545,422
    McCormick & Co., Inc. Non-Voting.................................  10,357    1,664,266
    Molson Coors Brewing Co., Class B................................  17,664      931,246

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
    Mondelez International, Inc., Class A............................  64,715 $  3,394,302
*   Monster Beverage Corp............................................  17,598      987,776
    PepsiCo, Inc.....................................................  80,434   11,033,132
    Philip Morris International, Inc.................................  67,478    5,495,408
*   Pilgrim's Pride Corp.............................................  22,219      674,569
*   Post Holdings, Inc...............................................  12,069    1,241,900
    Procter & Gamble Co. (The)....................................... 108,157   13,466,628
    Spectrum Brands Holdings, Inc....................................       1           50
    Sysco Corp.......................................................  28,057    2,240,913
    Tyson Foods, Inc., Class A.......................................  22,566    1,868,239
*   US Foods Holding Corp............................................  30,353    1,204,104
    Walgreens Boots Alliance, Inc....................................  51,472    2,819,636
    Walmart, Inc.....................................................  77,098    9,040,511
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          111,288,218
                                                                              ------------
ENERGY -- (4.1%)
    Apache Corp......................................................  51,325    1,111,700
    Baker Hughes Co..................................................  47,496    1,016,414
    Cabot Oil & Gas Corp.............................................  61,699    1,150,069
*   Cheniere Energy, Inc.............................................  12,043      741,247
    Chevron Corp..................................................... 102,507   11,905,163
    Concho Resources, Inc............................................  16,423    1,108,881
    ConocoPhillips...................................................  87,891    4,851,583
*   Continental Resources, Inc.......................................  20,487      603,752
    Devon Energy Corp................................................  54,027    1,095,668
    Diamondback Energy, Inc..........................................  13,374    1,146,954
    EOG Resources, Inc...............................................  39,067    2,707,734
    Exxon Mobil Corp................................................. 181,668   12,275,307
    Halliburton Co...................................................  76,641    1,475,339
    Hess Corp........................................................  32,881    2,161,926
    HollyFrontier Corp...............................................  22,287    1,224,448
    Kinder Morgan, Inc...............................................  87,524    1,748,730
    Marathon Oil Corp................................................  89,800    1,035,394
    Marathon Petroleum Corp..........................................  26,010    1,663,340
    National Oilwell Varco, Inc......................................  29,165      659,712
    Noble Energy, Inc................................................  49,041      944,530
    Occidental Petroleum Corp........................................  58,190    2,356,695
    ONEOK, Inc.......................................................  27,550    1,923,816
    Parsley Energy, Inc., Class A....................................  32,287      510,457
    Phillips 66......................................................  23,976    2,800,876
    Pioneer Natural Resources Co.....................................  17,564    2,160,723
    Schlumberger, Ltd................................................  56,478    1,846,266
#   Targa Resources Corp.............................................  21,010      816,869
    TechnipFMC P.L.C.................................................  39,818      785,609
#*  Transocean, Ltd..................................................  35,624      169,214
    Valero Energy Corp...............................................  23,275    2,257,209
    Williams Cos., Inc. (The)........................................  62,912    1,403,567
                                                                              ------------
TOTAL ENERGY.........................................................           67,659,192
                                                                              ------------
FINANCIALS -- (13.4%)
    Aflac, Inc.......................................................  31,516    1,675,391
*   Alleghany Corp...................................................   1,120      871,685
    Allstate Corp. (The).............................................  13,900    1,479,238
    Ally Financial, Inc..............................................  45,249    1,385,977
    American Express Co..............................................  37,706    4,422,160
    American Financial Group, Inc....................................   8,256      858,954
    American International Group, Inc................................  37,351    1,978,109
    Ameriprise Financial, Inc........................................  19,811    2,989,282

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Aon P.L.C........................................................  12,377 $ 2,390,741
*   Arch Capital Group, Ltd..........................................  32,784   1,369,060
    Ares Management Corp., Class A...................................   7,884     233,130
    Arthur J Gallagher & Co..........................................  19,838   1,809,622
    Assurant, Inc....................................................   6,892     868,874
*   Athene Holding, Ltd., Class A....................................  16,622     720,564
    AXA Equitable Holdings, Inc......................................  22,577     487,663
    Axis Capital Holdings, Ltd.......................................   6,782     403,054
    Bank of America Corp............................................. 370,339  11,580,501
    Bank of New York Mellon Corp. (The)..............................  35,636   1,665,983
    BB&T Corp........................................................  32,902   1,745,451
*   Berkshire Hathaway, Inc., Class B................................  83,928  17,841,414
    BlackRock, Inc...................................................   4,483   2,069,801
    Blackstone Group, Inc. (The), Class A............................  23,077   1,226,773
    BOK Financial Corp...............................................   6,259     482,882
    Brown & Brown, Inc...............................................  32,272   1,216,009
    Capital One Financial Corp.......................................  25,396   2,368,177
    Cboe Global Markets, Inc.........................................   6,665     767,475
    Charles Schwab Corp. (The).......................................  76,535   3,115,740
    Chubb, Ltd.......................................................  20,354   3,102,357
    Cincinnati Financial Corp........................................  14,236   1,611,658
    Citigroup, Inc...................................................  93,739   6,736,085
    Citizens Financial Group, Inc....................................  36,635   1,288,087
    CME Group, Inc...................................................  15,475   3,183,981
    CNA Financial Corp...............................................   3,658     164,025
    Comerica, Inc....................................................  15,562   1,018,066
#   Commerce Bancshares, Inc.........................................  15,593   1,003,565
*   Credit Acceptance Corp...........................................   2,578   1,128,674
#   Cullen/Frost Bankers, Inc........................................   6,838     615,967
    Discover Financial Services......................................  40,985   3,289,456
    E*TRADE Financial Corp...........................................  29,823   1,246,303
    East West Bancorp, Inc...........................................  20,217     867,714
    Eaton Vance Corp.................................................  12,238     558,053
#   Erie Indemnity Co., Class A......................................   2,309     425,479
    Everest Re Group, Ltd............................................   3,470     892,102
#   FactSet Research Systems, Inc....................................   2,252     570,927
    Fidelity National Financial, Inc.................................  29,476   1,351,180
    Fifth Third Bancorp..............................................  64,046   1,862,458
    First American Financial Corp....................................  17,010   1,050,878
    First Citizens BancShares, Inc., Class A.........................     712     350,247
    First Horizon National Corp......................................   1,069      17,072
    First Republic Bank..............................................  14,034   1,492,656
    Franklin Resources, Inc..........................................  37,940   1,045,247
    Globe Life, Inc..................................................  11,573   1,126,400
    Goldman Sachs Group, Inc. (The)..................................  14,027   2,993,081
    Hanover Insurance Group, Inc. (The)..............................   3,636     478,898
    Hartford Financial Services Group, Inc. (The)....................  39,048   2,228,860
    Huntington Bancshares, Inc....................................... 116,361   1,644,181
    Intercontinental Exchange, Inc...................................  24,062   2,269,528
    Invesco, Ltd.....................................................  39,034     656,552
    Jefferies Financial Group, Inc...................................  25,610     478,139
    JPMorgan Chase & Co.............................................. 172,651  21,567,563
    Kemper Corp......................................................   1,009      72,527
    KeyCorp..........................................................  79,540   1,429,334
    KKR & Co., Inc., Class A.........................................  37,677   1,086,228
    Lincoln National Corp............................................  16,206     915,315
    Loews Corp.......................................................  24,798   1,215,102
    LPL Financial Holdings, Inc......................................  13,238   1,070,160
    M&T Bank Corp....................................................  14,306   2,239,318

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U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
FINANCIALS -- (Continued)
*   Markel Corp......................................................   1,071 $  1,254,141
    MarketAxess Holdings, Inc........................................   2,108      776,988
    Marsh & McLennan Cos., Inc.......................................  29,149    3,020,419
    MetLife, Inc.....................................................  36,830    1,723,276
    Moody's Corp.....................................................  10,258    2,263,838
    Morgan Stanley...................................................  52,297    2,408,277
    Morningstar, Inc.................................................   5,414      876,202
    MSCI, Inc........................................................   3,906      916,191
    Nasdaq, Inc......................................................  17,870    1,782,890
    New York Community Bancorp, Inc..................................  18,126      211,168
    Northern Trust Corp..............................................  22,412    2,234,028
    Old Republic International Corp..................................  31,888      712,378
    People's United Financial, Inc...................................  41,924      677,911
    PNC Financial Services Group, Inc. (The).........................  19,118    2,804,611
    Popular, Inc.....................................................   8,061      439,002
    Principal Financial Group, Inc...................................  23,451    1,251,814
    Progressive Corp. (The)..........................................  38,031    2,650,761
    Prudential Financial, Inc........................................  17,260    1,573,076
    Raymond James Financial, Inc.....................................  15,616    1,303,780
    Regions Financial Corp...........................................  79,083    1,273,236
    Reinsurance Group of America, Inc................................   5,189      843,057
    RenaissanceRe Holdings, Ltd......................................   5,085      951,810
    S&P Global, Inc..................................................  14,403    3,715,830
    Santander Consumer USA Holdings, Inc.............................  27,360      686,189
    SEI Investments Co...............................................  15,110      905,391
    Signature Bank...................................................   5,498      650,523
    State Street Corp................................................  26,131    1,726,475
    SunTrust Banks, Inc..............................................  20,252    1,384,022
*   SVB Financial Group..............................................   6,213    1,376,055
    Synchrony Financial..............................................  86,502    3,059,576
    Synovus Financial Corp...........................................  14,074      476,686
    T Rowe Price Group, Inc..........................................  21,253    2,461,097
    TCF Financial Corp...............................................   2,600      102,934
    TD Ameritrade Holding Corp.......................................  45,631    1,751,318
    Travelers Cos., Inc. (The).......................................  16,792    2,200,759
    U.S. Bancorp.....................................................  80,586    4,595,014
    Unum Group.......................................................  23,193      638,735
    Voya Financial, Inc..............................................  14,642      790,082
    Wells Fargo & Co................................................. 218,988   11,306,350
    Willis Towers Watson P.L.C.......................................  10,800    2,018,520
    WR Berkley Corp..................................................  16,992    1,187,741
    Zions Bancorp NA.................................................  20,054      972,017
                                                                              ------------
TOTAL FINANCIALS.....................................................          218,321,301
                                                                              ------------
HEALTH CARE -- (13.7%)
    Abbott Laboratories..............................................  79,822    6,673,917
    AbbVie, Inc......................................................  64,135    5,101,939
*   ABIOMED, Inc.....................................................   2,814      584,130
*   ACADIA Pharmaceuticals, Inc......................................   2,730      115,779
    Agilent Technologies, Inc........................................  23,155    1,753,991
*   Alexion Pharmaceuticals, Inc.....................................  18,002    1,897,411
*   Align Technology, Inc............................................   4,208    1,061,636
    Allergan P.L.C...................................................  12,548    2,209,828
*   Alnylam Pharmaceuticals, Inc.....................................   7,159      620,972
    AmerisourceBergen Corp...........................................  18,787    1,604,034
    Amgen, Inc.......................................................  36,106    7,699,605
    Anthem, Inc......................................................  13,691    3,683,974
    Baxter International, Inc........................................  26,295    2,016,827
    Becton Dickinson and Co..........................................  14,576    3,731,456

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
*   Biogen, Inc......................................................  12,746 $ 3,807,358
*   BioMarin Pharmaceutical, Inc.....................................  10,207     747,255
*   Bio-Rad Laboratories, Inc., Class A..............................   2,065     684,795
    Bio-Techne Corp..................................................   3,112     647,825
*   Boston Scientific Corp...........................................  62,679   2,613,714
    Bristol-Myers Squibb Co..........................................  97,009   5,565,406
    Bruker Corp......................................................  18,110     805,895
    Cardinal Health, Inc.............................................  37,755   1,866,985
*   Catalent, Inc....................................................  19,970     971,541
*   Celgene Corp.....................................................  39,708   4,289,655
*   Centene Corp.....................................................  29,953   1,589,905
    Cerner Corp......................................................  28,636   1,922,048
*   Charles River Laboratories International, Inc....................   6,563     853,059
    Chemed Corp......................................................   1,679     661,375
*   Cigna Corp.......................................................  20,389   3,638,621
    Cooper Cos., Inc. (The)..........................................   3,506   1,020,246
    CVS Health Corp..................................................  62,240   4,132,114
    Danaher Corp.....................................................  27,756   3,825,332
*   DaVita, Inc......................................................  22,149   1,297,931
    DENTSPLY SIRONA, Inc.............................................  20,851   1,142,218
*   DexCom, Inc......................................................   3,236     499,121
*   Edwards Lifesciences Corp........................................   8,046   1,918,006
*   Elanco Animal Health, Inc........................................  28,736     776,447
    Eli Lilly & Co...................................................  49,844   5,679,724
    Encompass Health Corp............................................  13,849     886,613
#*  Exact Sciences Corp..............................................   3,926     341,562
*   Exelixis, Inc....................................................  37,412     578,015
    Gilead Sciences, Inc.............................................  82,360   5,247,156
#*  Guardant Health, Inc.............................................   4,608     320,256
*   Haemonetics Corp.................................................   3,088     372,814
    HCA Healthcare, Inc..............................................  12,446   1,662,039
*   Henry Schein, Inc................................................  13,965     874,000
    Hill-Rom Holdings, Inc...........................................   9,124     955,192
*   Hologic, Inc.....................................................  23,186   1,120,116
    Humana, Inc......................................................   8,788   2,585,430
*   IDEXX Laboratories, Inc..........................................   4,391   1,251,479
*   Illumina, Inc....................................................   5,627   1,662,891
*   Incyte Corp......................................................   7,837     657,681
#*  Insulet Corp.....................................................   4,317     627,346
*   Intuitive Surgical, Inc..........................................   4,320   2,388,744
*   Ionis Pharmaceuticals, Inc.......................................   5,661     315,431
*   IQVIA Holdings, Inc..............................................   9,821   1,418,349
*   Jazz Pharmaceuticals P.L.C.......................................   9,275   1,165,218
    Johnson & Johnson................................................ 167,504  22,117,228
*   Laboratory Corp. of America Holdings.............................  10,269   1,692,023
*   Masimo Corp......................................................   5,148     750,527
    McKesson Corp....................................................  24,422   3,248,126
    Medtronic P.L.C..................................................  57,606   6,273,293
    Merck & Co., Inc................................................. 135,162  11,713,139
*   Mettler-Toledo International, Inc................................   1,291     910,078
*   Molina Healthcare, Inc...........................................   9,152   1,076,641
*   Mylan NV.........................................................  53,224   1,019,240
*   Neurocrine Biosciences, Inc......................................   4,584     456,062
*   Novocure, Ltd....................................................   5,553     397,817
    PerkinElmer, Inc.................................................   8,178     702,981
    Perrigo Co. P.L.C................................................  11,333     600,876
    Pfizer, Inc...................................................... 374,272  14,360,817
*   PRA Health Sciences, Inc.........................................   7,461     729,014
    Quest Diagnostics, Inc...........................................  14,307   1,448,584

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------ ------------
HEALTH CARE -- (Continued)
*   Regeneron Pharmaceuticals, Inc...................................  4,373 $  1,339,362
    ResMed, Inc......................................................  7,935    1,173,745
#*  Sage Therapeutics, Inc...........................................  4,017      544,906
#*  Sarepta Therapeutics, Inc........................................  2,869      238,299
*   Seattle Genetics, Inc............................................  5,096      547,310
    STERIS P.L.C.....................................................  7,182    1,016,756
    Stryker Corp..................................................... 12,933    2,797,020
*   Syneos Health, Inc...............................................  6,574      329,686
    Teleflex, Inc....................................................  2,825      981,433
    Thermo Fisher Scientific, Inc.................................... 20,229    6,108,753
    UnitedHealth Group, Inc.......................................... 57,369   14,497,146
    Universal Health Services, Inc., Class B.........................  9,707    1,334,324
*   Varian Medical Systems, Inc......................................  6,836      825,857
*   Veeva Systems, Inc., Class A.....................................  4,042      573,277
*   Vertex Pharmaceuticals, Inc......................................  7,640    1,493,467
*   Waters Corp......................................................  4,092      865,949
*   WellCare Health Plans, Inc.......................................  4,085    1,211,611
    West Pharmaceutical Services, Inc................................  3,998      575,072
    Zimmer Biomet Holdings, Inc...................................... 16,196    2,238,773
    Zoetis, Inc...................................................... 27,547    3,523,812
                                                                             ------------
TOTAL HEALTH CARE....................................................         223,855,411
                                                                             ------------
INDUSTRIALS -- (11.5%)
    3M Co............................................................ 33,417    5,513,471
    Acuity Brands, Inc...............................................  5,556      693,333
*   AECOM............................................................ 14,921      596,989
    AGCO Corp........................................................  9,721      745,503
    Alaska Air Group, Inc............................................ 18,109    1,257,308
    Allegion P.L.C...................................................  5,668      657,715
    Allison Transmission Holdings, Inc............................... 13,155      573,689
    AMERCO...........................................................  3,290    1,332,582
#   American Airlines Group, Inc..................................... 22,084      663,845
    AMETEK, Inc...................................................... 19,847    1,818,977
    AO Smith Corp.................................................... 17,318      860,358
    Arconic, Inc..................................................... 50,506    1,387,400
    Boeing Co. (The)................................................. 23,188    7,881,833
#   BWX Technologies, Inc............................................  6,932      402,749
    Carlisle Cos., Inc...............................................  7,737    1,178,113
    Caterpillar, Inc................................................. 40,564    5,589,719
#   CH Robinson Worldwide, Inc.......................................  9,837      744,071
    Cintas Corp......................................................  6,831    1,835,285
*   Copart, Inc...................................................... 12,521    1,034,735
*   CoStar Group, Inc................................................  1,390      763,833
    CSX Corp......................................................... 47,141    3,312,598
    Cummins, Inc..................................................... 21,804    3,760,754
    Curtiss-Wright Corp..............................................  5,905      798,651
    Deere & Co....................................................... 18,973    3,303,958
    Delta Air Lines, Inc............................................. 44,304    2,440,264
    Donaldson Co., Inc............................................... 16,855      888,933
    Dover Corp....................................................... 12,892    1,339,350
    Eaton Corp. P.L.C................................................ 24,027    2,092,992
    Emerson Electric Co.............................................. 33,899    2,378,015
    Equifax, Inc.....................................................  4,599      628,729
    Expeditors International of Washington, Inc...................... 15,842    1,155,515
    Fastenal Co...................................................... 37,708    1,355,225
    FedEx Corp....................................................... 16,125    2,461,642
    Flowserve Corp................................................... 15,948      778,900
    Fortive Corp..................................................... 36,629    2,527,401
    Fortune Brands Home & Security, Inc.............................. 23,236    1,395,322

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
#*  Gardner Denver Holdings, Inc.....................................  29,463 $  937,807
    General Dynamics Corp............................................  13,765  2,433,652
    General Electric Co.............................................. 383,851  3,830,833
*   Genesee & Wyoming, Inc., Class A.................................   3,735    414,697
    Graco, Inc.......................................................  21,335    964,342
*   HD Supply Holdings, Inc..........................................  24,004    949,118
    HEICO Corp.......................................................   2,747    338,815
    HEICO Corp., Class A.............................................   3,607    343,639
    Hexcel Corp......................................................  11,987    894,470
    Honeywell International, Inc.....................................  32,188  5,559,833
    Hubbell, Inc.....................................................   8,594  1,217,770
    Huntington Ingalls Industries, Inc...............................   4,773  1,077,075
*   IAA Inc..........................................................  12,857    490,495
    IDEX Corp........................................................   6,769  1,052,783
    Illinois Tool Works, Inc.........................................  19,755  3,330,298
    Ingersoll-Rand P.L.C.............................................  16,044  2,035,823
    ITT, Inc.........................................................   2,579    153,322
    Jacobs Engineering Group, Inc....................................  12,141  1,136,155
    JB Hunt Transport Services, Inc..................................  10,701  1,258,010
*   JetBlue Airways Corp.............................................  32,887    634,719
    Johnson Controls International P.L.C.............................  34,165  1,480,369
    Kansas City Southern.............................................  11,126  1,566,318
#   KAR Auction Services, Inc........................................  19,446    483,428
#   Knight-Swift Transportation Holdings, Inc........................  15,817    576,688
    L3Harris Technologies, Inc.......................................   9,653  1,991,510
    Lennox International, Inc........................................   1,766    436,838
    Lincoln Electric Holdings, Inc...................................   8,318    745,043
    Lockheed Martin Corp.............................................  14,643  5,515,725
    ManpowerGroup, Inc...............................................   8,020    729,178
    Masco Corp.......................................................  14,155    654,669
*   Middleby Corp. (The).............................................   8,985  1,086,736
    Nielsen Holdings P.L.C...........................................  54,945  1,107,691
    Nordson Corp.....................................................   7,558  1,185,170
    Norfolk Southern Corp............................................  16,963  3,087,266
    Northrop Grumman Corp............................................   9,019  3,179,017
    Old Dominion Freight Line, Inc...................................   7,233  1,316,985
    Oshkosh Corp.....................................................   6,218    530,893
    Owens Corning....................................................  18,253  1,118,544
    PACCAR, Inc......................................................  48,249  3,669,819
    Parker-Hannifin Corp.............................................  16,891  3,099,330
    Pentair P.L.C....................................................  25,108  1,041,229
    Quanta Services, Inc.............................................  12,353    519,444
    Raytheon Co......................................................  17,955  3,810,230
    Republic Services, Inc...........................................  25,435  2,225,817
    Robert Half International, Inc...................................  17,373    994,952
    Rockwell Automation, Inc.........................................   6,539  1,124,643
#   Rollins, Inc.....................................................  11,355    432,739
    Roper Technologies, Inc..........................................   4,775  1,608,984
*   Sensata Technologies Holding P.L.C...............................  28,880  1,478,367
    Snap-on, Inc.....................................................   7,136  1,160,813
    Southwest Airlines Co............................................  36,822  2,066,819
    Spirit AeroSystems Holdings, Inc., Class A.......................  14,487  1,185,326
    Stanley Black & Decker, Inc......................................  15,779  2,387,836
*   Teledyne Technologies, Inc.......................................   3,612  1,190,515
    Textron, Inc.....................................................  26,097  1,202,811
    Toro Co. (The)...................................................  13,904  1,072,415
    TransDigm Group, Inc.............................................   2,297  1,208,865
    TransUnion.......................................................  10,825    894,361
    Union Pacific Corp...............................................  38,406  6,354,657

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
*   United Airlines Holdings, Inc....................................  39,087 $  3,550,663
    United Parcel Service, Inc., Class B.............................  40,435    4,656,899
*   United Rentals, Inc..............................................  13,005    1,737,078
    United Technologies Corp.........................................  44,282    6,358,010
    Verisk Analytics, Inc............................................   8,731    1,263,376
*   WABCO Holdings, Inc..............................................   7,198      968,995
#   Wabtec Corp......................................................  15,997    1,109,712
    Waste Management, Inc............................................  24,527    2,752,175
    Watsco, Inc......................................................   3,839      676,816
    Woodward, Inc....................................................   8,714      929,435
    WW Grainger, Inc.................................................   3,450    1,065,498
#*  XPO Logistics, Inc...............................................  17,404    1,329,666
    Xylem, Inc.......................................................  15,213    1,166,685
                                                                              ------------
TOTAL INDUSTRIALS....................................................          188,290,461
                                                                              ------------
INFORMATION TECHNOLOGY -- (21.7%)
    Accenture P.L.C., Class A........................................  32,330    5,994,629
*   Adobe, Inc.......................................................  20,995    5,835,140
#*  Advanced Micro Devices, Inc......................................  34,319    1,164,444
*   Akamai Technologies, Inc.........................................  13,446    1,163,079
    Alliance Data Systems Corp.......................................   9,179      917,900
#*  Alteryx, Inc., Class A...........................................   2,874      262,971
    Amdocs, Ltd......................................................  16,058    1,046,982
    Amphenol Corp., Class A..........................................  15,670    1,572,171
    Analog Devices, Inc..............................................  20,519    2,187,941
*   ANSYS, Inc.......................................................   6,287    1,384,083
    Apple, Inc....................................................... 255,954   63,671,117
    Applied Materials, Inc...........................................  61,515    3,337,804
*   Arista Networks, Inc.............................................   3,036      742,515
*   Arrow Electronics, Inc...........................................  11,505      912,116
*   Aspen Technology, Inc............................................   7,464      859,181
*   Atlassian Corp. P.L.C., Class A..................................   3,254      393,051
*   Autodesk, Inc....................................................   9,668    1,424,676
    Automatic Data Processing, Inc...................................  25,117    4,074,731
*   Avalara, Inc.....................................................   4,225      299,975
*   Black Knight, Inc................................................  12,177      781,763
    Booz Allen Hamilton Holding Corp.................................   9,333      656,763
    Broadcom, Inc....................................................  21,505    6,297,739
    Broadridge Financial Solutions, Inc..............................   6,602      826,702
*   Cadence Design Systems, Inc......................................  11,644      760,935
    CDK Global, Inc..................................................  11,455      578,936
    CDW Corp.........................................................   8,526    1,090,561
#*  Ceridian HCM Holding, Inc........................................   9,099      439,027
*   Ciena Corp.......................................................  18,657      692,548
    Cisco Systems, Inc............................................... 253,512   12,044,355
    Citrix Systems, Inc..............................................   7,397      805,237
    Cognex Corp......................................................   8,606      443,123
    Cognizant Technology Solutions Corp., Class A....................  37,474    2,283,666
    Corning, Inc.....................................................  78,210    2,317,362
#*  Coupa Software, Inc..............................................   3,286      451,792
*   Cree, Inc........................................................  14,173      676,477
    Cypress Semiconductor Corp.......................................  51,171    1,190,749
*   Dell Technologies, Inc., Class C.................................   6,987      369,542
*   DocuSign, Inc....................................................   5,004      331,215
    Dolby Laboratories, Inc., Class A................................   7,287      468,773
*   Dropbox, Inc., Class A...........................................  10,815      214,353
    DXC Technology Co................................................  29,738      822,850
    Entegris, Inc....................................................  12,806      614,688
*   EPAM Systems, Inc................................................   2,676      470,869

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Euronet Worldwide, Inc...........................................   6,897 $   966,063
*   F5 Networks, Inc.................................................   7,071   1,018,790
*   Fair Isaac Corp..................................................   1,923     584,669
    Fidelity National Information Services, Inc......................  26,339   3,470,427
#*  First Solar, Inc.................................................  12,281     636,033
*   Fiserv, Inc......................................................  24,800   2,632,272
*   FleetCor Technologies, Inc.......................................   5,665   1,666,756
*   Flex, Ltd........................................................  74,773     878,583
    FLIR Systems, Inc................................................  20,095   1,036,098
*   Fortinet, Inc....................................................   7,248     591,147
*   Gartner, Inc.....................................................   4,616     711,233
    Genpact, Ltd.....................................................  25,661   1,005,141
    Global Payments, Inc.............................................  13,519   2,287,144
*   GoDaddy, Inc., Class A...........................................   6,640     431,799
#*  Guidewire Software, Inc..........................................   4,996     563,249
    Hewlett Packard Enterprise Co.................................... 143,123   2,348,648
    HP, Inc..........................................................  63,494   1,102,891
*   HubSpot, Inc.....................................................   2,523     391,317
    Intel Corp....................................................... 350,728  19,826,654
    International Business Machines Corp.............................  51,099   6,833,469
    Intuit, Inc......................................................  13,197   3,398,227
*   IPG Photonics Corp...............................................   8,240   1,106,467
    Jack Henry & Associates, Inc.....................................   4,172     590,588
    Juniper Networks, Inc............................................  36,208     898,683
*   Keysight Technologies, Inc.......................................  10,812   1,091,039
    KLA Corp.........................................................  10,872   1,837,803
    Lam Research Corp................................................  10,205   2,765,963
    Leidos Holdings, Inc.............................................  16,751   1,444,439
    Marvell Technology Group, Ltd....................................  55,732   1,359,303
    Mastercard, Inc., Class A........................................  54,335  15,040,471
    Maxim Integrated Products, Inc...................................  16,316     957,097
#   Microchip Technology, Inc........................................  18,013   1,698,446
*   Micron Technology, Inc...........................................  84,263   4,006,706
    Microsoft Corp................................................... 367,753  52,724,748
#*  MongoDB, Inc.....................................................   1,954     249,663
    Monolithic Power Systems, Inc....................................   2,340     350,813
    Motorola Solutions, Inc..........................................   7,005   1,165,072
    National Instruments Corp........................................  10,328     427,476
    NetApp, Inc......................................................  15,162     847,253
    NortonLifeLock Inc...............................................  41,021     938,560
    NVIDIA Corp......................................................  20,826   4,186,443
*   Okta, Inc........................................................   3,671     400,396
*   ON Semiconductor Corp............................................  61,009   1,244,584
    Oracle Corp...................................................... 131,879   7,186,087
*   Palo Alto Networks, Inc..........................................   2,659     604,630
    Paychex, Inc.....................................................  16,867   1,410,756
*   Paycom Software, Inc.............................................   2,118     448,021
*   PayPal Holdings, Inc.............................................  40,154   4,180,031
    Pegasystems, Inc.................................................   4,100     308,361
*   Proofpoint, Inc..................................................   2,604     300,423
*   PTC, Inc.........................................................   5,562     372,153
*   Qorvo, Inc.......................................................  12,720   1,028,539
    QUALCOMM, Inc....................................................  70,210   5,647,692
*   RealPage, Inc....................................................   4,940     299,117
*   RingCentral, Inc., Class A.......................................   2,159     348,722
    Sabre Corp.......................................................  43,587   1,023,423
*   salesforce.com, Inc..............................................  23,848   3,731,974
    Seagate Technology P.L.C.........................................  21,582   1,252,403
*   ServiceNow, Inc..................................................   5,575   1,378,475

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Skyworks Solutions, Inc..........................................  23,105 $  2,103,941
*   Splunk, Inc......................................................   3,497      419,500
*   Square, Inc., Class A............................................   9,657      593,230
    SS&C Technologies Holdings, Inc..................................  22,753    1,183,384
*   Synopsys, Inc....................................................   9,203    1,249,307
    TE Connectivity, Ltd.............................................  18,760    1,679,020
    Teradyne, Inc....................................................  24,826    1,519,848
    Texas Instruments, Inc...........................................  56,294    6,642,129
#*  Trade Desk, Inc. (The), Class A..................................   2,085      418,668
*   Trimble, Inc.....................................................  23,231      925,523
#*  Twilio, Inc., Class A............................................   8,106      782,715
*   Tyler Technologies, Inc..........................................   1,408      378,076
#   Ubiquiti, Inc....................................................   2,968      375,719
    Universal Display Corp...........................................   3,313      663,196
*   VeriSign, Inc....................................................   5,451    1,035,799
#   Visa, Inc., Class A..............................................  87,176   15,592,299
#   VMware, Inc., Class A............................................   3,747      593,038
    Western Digital Corp.............................................  25,526    1,318,418
    Western Union Co. (The)..........................................  20,011      501,476
*   WEX, Inc.........................................................   3,783      715,668
*   Workday, Inc., Class A...........................................   4,860      788,098
*   Xerox Holdings Corp..............................................  32,408    1,099,603
    Xilinx, Inc......................................................  13,524    1,227,168
*   Zebra Technologies Corp., Class A................................   3,451      820,889
*   Zendesk, Inc.....................................................   6,698      473,214
#*  Zscaler, Inc.....................................................   2,717      119,494
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          353,327,381
                                                                              ------------
MATERIALS -- (3.5%)
    Air Products & Chemicals, Inc....................................  10,718    2,285,721
#   Albemarle Corp...................................................  15,704      953,861
*   Amcor P.L.C......................................................  73,846      703,014
    AptarGroup, Inc..................................................   8,021      947,681
    Avery Dennison Corp..............................................   6,461      826,104
*   Axalta Coating Systems, Ltd......................................  38,006    1,120,797
    Ball Corp........................................................  18,880    1,321,034
*   Berry Global Group, Inc..........................................  21,616      897,280
    Celanese Corp....................................................  12,987    1,573,375
    CF Industries Holdings, Inc......................................  26,047    1,181,231
*   Corteva, Inc.....................................................  33,932      895,126
*   Crown Holdings, Inc..............................................  13,374      974,162
*   Dow, Inc.........................................................  48,350    2,441,192
    DuPont de Nemours, Inc...........................................  32,008    2,109,647
    Eastman Chemical Co..............................................  18,083    1,375,031
    Ecolab, Inc......................................................  11,799    2,266,234
    FMC Corp.........................................................  11,868    1,085,922
    Freeport-McMoRan, Inc............................................ 130,955    1,285,978
#   International Flavors & Fragrances, Inc..........................   9,665    1,179,227
    International Paper Co...........................................  59,175    2,584,764
    Linde P.L.C......................................................  23,211    4,603,902
    LyondellBasell Industries NV, Class A............................  20,414    1,831,136
    Martin Marietta Materials, Inc...................................   6,724    1,761,083
    Mosaic Co. (The).................................................  31,605      628,307
    Newmont Goldcorp Corp............................................  37,440    1,487,491
    Nucor Corp.......................................................  39,339    2,118,405
    Packaging Corp. of America.......................................  13,718    1,501,572
    PPG Industries, Inc..............................................  14,999    1,876,675
    Reliance Steel & Aluminum Co.....................................   9,384    1,088,919
#   Royal Gold, Inc..................................................   7,128      822,856

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------ --------------
MATERIALS -- (Continued)
    RPM International, Inc........................................... 12,380 $      896,683
    Scotts Miracle-Gro Co. (The).....................................  4,600        461,794
    Sealed Air Corp.................................................. 12,497        522,000
    Sherwin-Williams Co. (The).......................................  4,321      2,472,995
    Sonoco Products Co............................................... 16,028        924,816
    Southern Copper Corp............................................. 14,453        514,238
    Steel Dynamics, Inc.............................................. 39,076      1,186,347
    Vulcan Materials Co.............................................. 14,052      2,007,609
    Westlake Chemical Corp........................................... 12,972        819,701
    WestRock Co...................................................... 29,514      1,102,938
                                                                             --------------
TOTAL MATERIALS......................................................            56,636,848
                                                                             --------------
REAL ESTATE -- (0.2%)
*   CBRE Group, Inc., Class A........................................ 39,322      2,105,693
    Jones Lang LaSalle, Inc..........................................  6,387        935,823
                                                                             --------------
TOTAL REAL ESTATE....................................................             3,041,516
                                                                             --------------
UTILITIES -- (2.6%)
    AES Corp......................................................... 31,185        531,704
    Alliant Energy Corp.............................................. 10,900        581,406
    Ameren Corp...................................................... 12,198        947,785
    American Electric Power Co., Inc................................. 21,423      2,022,117
    American Water Works Co., Inc....................................  8,417      1,037,564
    Aqua America, Inc................................................  9,961        451,532
    Atmos Energy Corp................................................  5,126        576,572
    Avangrid, Inc....................................................  4,361        218,268
    CenterPoint Energy, Inc.......................................... 21,736        631,865
    CMS Energy Corp.................................................. 12,885        823,609
    Consolidated Edison, Inc......................................... 15,116      1,393,997
    Dominion Energy, Inc............................................. 34,843      2,876,290
    DTE Energy Co....................................................  7,837        997,807
    Duke Energy Corp................................................. 32,368      3,051,008
    Edison International............................................. 15,072        948,029
    Entergy Corp.....................................................  8,743      1,062,100
    Evergy, Inc...................................................... 11,532        737,010
    Eversource Energy................................................ 15,082      1,262,967
    Exelon Corp...................................................... 42,337      1,925,910
    FirstEnergy Corp................................................. 22,841      1,103,677
    IDACORP, Inc.....................................................  1,477        158,955
    MDU Resources Group, Inc......................................... 23,859        689,286
    NextEra Energy, Inc.............................................. 20,299      4,838,064
    NiSource, Inc.................................................... 15,881        445,303
    NRG Energy, Inc.................................................. 12,714        510,086
    OGE Energy Corp..................................................  9,030        388,832
    Pinnacle West Capital Corp.......................................  5,033        473,706
    PPL Corp......................................................... 29,654        993,112
    Public Service Enterprise Group, Inc............................. 21,929      1,388,325
    Sempra Energy.................................................... 11,901      1,719,813
    Southern Co. (The)............................................... 45,727      2,865,254
    UGI Corp......................................................... 11,977        570,944
    Vistra Energy Corp............................................... 55,588      1,502,544
    WEC Energy Group, Inc............................................ 13,869      1,309,234
    Xcel Energy, Inc................................................. 22,909      1,454,950
                                                                             --------------
TOTAL UTILITIES......................................................            42,489,625
                                                                             --------------
TOTAL COMMON STOCKS..................................................         1,608,308,908
                                                                             --------------

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                        --------- --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 2,965,354 $    2,965,354
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  The DFA Short Term Investment Fund............................... 1,704,991     19,728,456
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $1,160,239,437)............................................           $1,631,002,718
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
Common Stocks
   Communication Services.................... $  163,903,990          --   --    $  163,903,990
   Consumer Discretionary....................    179,494,965          --   --       179,494,965
   Consumer Staples..........................    111,288,218          --   --       111,288,218
   Energy....................................     67,659,192          --   --        67,659,192
   Financials................................    218,321,301          --   --       218,321,301
   Health Care...............................    223,855,411          --   --       223,855,411
   Industrials...............................    188,290,461          --   --       188,290,461
   Information Technology....................    353,327,381          --   --       353,327,381
   Materials.................................     56,636,848          --   --        56,636,848
   Real Estate...............................      3,041,516          --   --         3,041,516
   Utilities.................................     42,489,625          --   --        42,489,625
Temporary Cash Investments...................      2,965,354          --   --         2,965,354
Securities Lending Collateral................             -- $19,728,456   --        19,728,456
                                              -------------- -----------   --    --------------
TOTAL........................................ $1,611,274,262 $19,728,456   --    $1,631,002,718
                                              ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMON STOCKS -- (92.1%)
COMMUNICATION SERVICES -- (2.9%)
    A.H. Belo Corp., Class A.........................................   251,372 $   904,939
*   Alaska Communications Systems Group, Inc.........................   292,890     480,340
#   AMC Entertainment Holdings, Inc., Class A........................   472,296   4,425,413
    ATN International, Inc...........................................   141,582   8,385,902
*   Ballantyne Strong, Inc...........................................   133,732     389,160
    Beasley Broadcast Group, Inc., Class A...........................   113,990     326,011
#*  Cars.com, Inc.................................................... 1,066,632  12,063,608
#*  Cincinnati Bell, Inc.............................................     8,875      45,351
#   Cinemark Holdings, Inc...........................................   165,562   6,059,569
#*  comScore, Inc....................................................    48,389     111,779
#   Consolidated Communications Holdings, Inc........................   810,862   3,243,448
*   Cumulus Media, Inc., Class A.....................................    13,404     183,501
*   DHI Group, Inc...................................................   139,456     504,831
    Emerald Expositions Events, Inc..................................   108,291   1,052,589
*   Emmis Communications Corp., Class A..............................    14,447      68,190
#   Entercom Communications Corp., Class A........................... 1,137,109   3,957,139
    Entravision Communications Corp., Class A........................   687,091   1,951,338
#*  Eros International P.L.C.........................................    30,155      67,547
#   EW Scripps Co. (The), Class A....................................   599,808   8,058,420
#*  Fluent, Inc......................................................    53,684     125,084
#*  Frontier Communications Corp.....................................   135,806     123,583
#   Gannett Co., Inc................................................. 1,264,580  13,720,693
*   GCI Liberty, Inc., Class A.......................................    78,366   5,484,053
*   Gray Television, Inc.............................................   852,578  13,990,805
*   Harte-Hanks, Inc.................................................    32,597      87,034
*   Hemisphere Media Group, Inc......................................    90,750   1,171,582
*   IDT Corp., Class B...............................................    20,484     139,496
*   IMAX Corp........................................................   233,076   4,976,173
#*  Iridium Communications, Inc......................................   431,557  10,560,200
    John Wiley & Sons, Inc., Class A.................................   237,137  10,924,902
    John Wiley & Sons, Inc., Class B.................................       455      20,989
*   Liberty Latin America, Ltd., Class A.............................   311,563   5,823,112
#*  Liberty Latin America, Ltd., Class C.............................   627,858  11,558,866
*   Liberty TripAdvisor Holdings, Inc., Class A......................   691,703   6,674,934
#   Lions Gate Entertainment Corp., Class A..........................   564,427   4,509,772
    Lions Gate Entertainment Corp., Class B..........................   660,612   4,947,984
*   Marchex, Inc., Class B...........................................    94,316     312,186
    Marcus Corp. (The)...............................................   145,633   5,257,351
*   McClatchy Co. (The), Class A.....................................    18,517      48,144
#*  Meet Group, Inc. (The)........................................... 1,286,557   5,480,733
#   Meredith Corp....................................................   352,552  13,291,210
#   New Media Investment Group, Inc..................................   578,671   5,098,091
    News Corp., Class A.............................................. 2,484,324  34,060,082
    News Corp., Class B.............................................. 1,123,277  15,860,671
#   Nexstar Media Group, Inc., Class A...............................   290,856  28,297,380
#*  ORBCOMM, Inc.....................................................   637,024   2,554,466
#*  QuinStreet, Inc..................................................    26,648     341,894
#*  Reading International, Inc., Class A.............................   146,602   1,666,865
    Saga Communications, Inc., Class A...............................    20,482     617,942
    Salem Media Group, Inc...........................................    80,085     120,928
    Scholastic Corp..................................................   255,770   9,847,145
    Sinclair Broadcast Group, Inc., Class A..........................   252,545  10,061,393
    Spok Holdings, Inc...............................................   189,353   2,253,301
*   TechTarget, Inc..................................................    44,086   1,075,698
    TEGNA, Inc.......................................................   816,718  12,275,272
    Telephone & Data Systems, Inc....................................   866,906  22,617,578

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMUNICATION SERVICES -- (Continued)
    Townsquare Media, Inc., Class A..................................   109,882 $    746,099
    Tribune Publishing Co............................................    81,139      727,005
*   TrueCar Inc......................................................    30,785      100,975
*   United States Cellular Corp......................................   245,507    9,137,771
#*  Urban One, Inc...................................................   259,098      570,016
#*  Yelp, Inc........................................................   142,175    4,906,459
*   Zedge, Inc., Class B.............................................    17,667       31,096
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            334,476,088
                                                                                ------------
CONSUMER DISCRETIONARY -- (12.9%)
*   1-800-Flowers.com, Inc., Class A.................................   486,858    6,942,595
    Aaron's, Inc.....................................................   409,705   30,699,196
#   Abercrombie & Fitch Co., Class A.................................   687,078   11,123,793
    Acushnet Holdings Corp...........................................    54,572    1,552,573
#   Adient P.L.C.....................................................   805,254   17,063,332
*   Adtalem Global Education, Inc....................................   527,655   15,713,566
    AMCON Distributing Co............................................       850       62,050
#*  American Axle & Manufacturing Holdings, Inc...................... 1,663,600   13,907,696
    American Eagle Outfitters, Inc................................... 1,619,466   24,907,387
*   American Outdoor Brands Corp.....................................   733,047    5,189,973
*   American Public Education, Inc...................................   183,699    3,989,942
*   America's Car-Mart, Inc..........................................    97,002    8,826,212
    Aramark..........................................................   709,114   31,030,829
    Ark Restaurants Corp.............................................    21,803      446,962
#*  Ascena Retail Group, Inc.........................................   984,814      346,851
#*  At Home Group, Inc...............................................   319,766    2,724,406
*   AutoNation, Inc..................................................   725,245   36,878,708
#*  Barnes & Noble Education, Inc....................................   528,924    2,173,878
    Bassett Furniture Industries, Inc................................    90,671    1,382,733
    BBX Capital Corp.................................................   162,289      725,432
*   Beazer Homes USA, Inc............................................    57,448      862,294
#   Bed Bath & Beyond, Inc...........................................   830,036   11,371,493
#   Big 5 Sporting Goods Corp........................................    30,819       98,621
#   Big Lots, Inc....................................................   220,444    4,777,021
*   Biglari Holdings, Inc., Class A..................................       781      328,817
*   Biglari Holdings, Inc., Class B..................................    13,120    1,095,258
    BJ's Restaurants, Inc............................................    34,659    1,372,150
#*  Blue Apron Holdings, Inc., Class A...............................     4,134       29,599
*   Boot Barn Holdings, Inc..........................................   195,145    6,839,832
    BorgWarner, Inc..................................................   877,413   36,570,574
    Bowl America, Inc., Class A......................................    14,256      222,359
#   Boyd Gaming Corp.................................................    50,714    1,381,957
#   Buckle, Inc. (The)...............................................       600       12,552
#*  Build-A-Bear Workshop, Inc.......................................   123,762      430,692
#   Caleres, Inc.....................................................   434,916    9,359,392
    Callaway Golf Co................................................. 1,044,767   21,125,189
*   Capri Holdings, Ltd..............................................   319,938    9,940,474
*   Career Education Corp............................................   147,168    2,083,899
    Carriage Services, Inc...........................................   223,519    5,757,849
#*  Carrols Restaurant Group, Inc....................................   312,522    2,228,282
    Cato Corp. (The), Class A........................................   184,375    3,224,719
*   Cavco Industries, Inc............................................    67,613   12,958,031
*   Century Casinos, Inc.............................................     7,889       58,300
#*  Century Communities, Inc.........................................   276,459    8,340,768
#   Chico's FAS, Inc.................................................   956,956    3,291,929
#*  Chuy's Holdings, Inc.............................................   184,677    4,500,578
    Citi Trends, Inc.................................................   116,336    2,076,598
#   Clarus Corp......................................................     1,859       23,702
#*  Conn's, Inc......................................................   310,162    7,502,819

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Container Store Group, Inc. (The)................................   118,201 $   498,808
#   Cooper Tire & Rubber Co..........................................   525,615  14,843,368
*   Cooper-Standard Holdings, Inc....................................   136,509   4,349,177
    Core-Mark Holding Co., Inc.......................................   322,761   9,850,666
    CSS Industries, Inc..............................................    73,072     328,824
    Culp, Inc........................................................    92,302   1,427,912
    Dana, Inc........................................................   565,177   9,172,823
#*  DavidsTea, Inc...................................................     2,280       3,808
*   Del Taco Restaurants, Inc........................................   480,172   3,666,113
#*  Delta Apparel, Inc...............................................    40,189   1,002,716
#   Designer Brands, Inc., Class A...................................   598,239   9,870,944
*   Destination XL Group, Inc........................................   170,773     247,621
#   Dick's Sporting Goods, Inc.......................................   871,974  33,945,948
#   Dillard's, Inc., Class A.........................................   274,611  18,942,667
#   Dine Brands Global, Inc..........................................    22,843   1,670,965
*   Dixie Group, Inc. (The)..........................................     7,482      14,665
    Dover Motorsports, Inc...........................................    17,605      33,978
#*  El Pollo Loco Holdings, Inc......................................   246,194   2,860,774
#*  Eldorado Resorts, Inc............................................    29,899   1,338,578
*   Emerson Radio Corp...............................................    86,891      68,635
    Escalade, Inc....................................................    11,439     131,091
#   Ethan Allen Interiors, Inc.......................................   375,587   7,402,820
#*  Express, Inc.....................................................   545,533   1,756,616
    Extended Stay America, Inc.......................................   679,177   9,651,105
#*  Fiesta Restaurant Group, Inc.....................................   222,327   1,910,901
#   Flanigan's Enterprises, Inc......................................     2,672      60,401
    Flexsteel Industries, Inc........................................    63,644   1,054,581
#   Foot Locker, Inc.................................................   805,205  35,034,470
#*  Fossil Group, Inc................................................   381,509   4,150,818
#*  Francesca's Holdings Corp........................................    34,089     591,444
#*  Franchise Group, Inc.............................................    38,369     458,893
#   GameStop Corp., Class A.......................................... 1,165,412   6,339,841
#   Gap, Inc. (The)..................................................   634,539  10,317,604
#*  Genesco, Inc.....................................................   185,043   7,188,921
    Gentex Corp......................................................   814,022  22,833,317
*   Gentherm, Inc....................................................    75,879   3,169,466
#*  G-III Apparel Group, Ltd.........................................   486,991  12,228,344
    Goodyear Tire & Rubber Co. (The)................................. 2,049,306  32,522,486
    Graham Holdings Co., Class B.....................................    44,046  27,734,004
*   Green Brick Partners, Inc........................................   148,656   1,496,966
    Group 1 Automotive, Inc..........................................   163,563  16,264,705
#   Guess?, Inc......................................................   676,260  11,327,355
#*  Habit Restaurants, Inc. (The), Class A...........................   175,517   1,844,684
#   Hamilton Beach Brands Holding Co., Class A.......................    33,815     630,650
#   Harley-Davidson, Inc.............................................   196,557   7,648,033
#   Haverty Furniture Cos., Inc......................................   128,064   2,323,081
    Haverty Furniture Cos., Inc., Class A............................       844      15,344
#*  Hibbett Sports, Inc..............................................   281,863   6,725,251
#   Hooker Furniture Corp............................................    93,450   2,211,962
#*  Horizon Global Corp..............................................   166,151     638,020
*   Houghton Mifflin Harcourt Co..................................... 1,440,970   9,308,666
*   Hudson, Ltd., Class A............................................     7,624      94,690
#   International Game Technology P.L.C..............................   564,174   7,469,664
#*  iRobot Corp......................................................     8,005     384,720
*   J Alexander's Holdings, Inc......................................    84,280     813,302
#   J. Jill, Inc.....................................................   137,875     238,524
#*  JAKKS Pacific, Inc...............................................     4,060       3,126
#*  JC Penney Co., Inc...............................................     5,291       5,291
    Johnson Outdoors, Inc., Class A..................................    51,703   3,027,211

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   K12, Inc.........................................................   389,916 $ 7,716,438
    KB Home..........................................................   196,598   7,016,583
#*  Kirkland's, Inc..................................................   158,964     251,163
    Kohl's Corp......................................................   443,494  22,733,502
#*  Lakeland Industries, Inc.........................................    56,298     622,093
#*  Lands' End, Inc..................................................    47,106     568,569
*   Laureate Education, Inc., Class A................................   209,851   3,243,247
    La-Z-Boy, Inc....................................................   554,255  19,681,595
    LCI Industries...................................................     7,757     753,360
    Lear Corp........................................................   178,282  20,996,271
#*  LGI Homes, Inc...................................................    71,942   5,646,008
#*  Libbey, Inc......................................................   231,725     417,105
    Lifetime Brands, Inc.............................................    72,998     583,254
*   Lincoln Educational Services Corp................................    11,206      21,740
*   Liquidity Services, Inc..........................................   300,703   1,951,562
#   Lithia Motors, Inc., Class A.....................................   185,453  29,205,138
*   Luby's, Inc......................................................   118,805     218,601
#*  Lumber Liquidators Holdings, Inc.................................    76,237     703,668
*   M/I Homes, Inc...................................................   154,973   6,846,707
#   Macy's, Inc...................................................... 2,761,562  41,865,280
*   MarineMax, Inc...................................................   245,984   3,800,453
    Marriott Vacations Worldwide Corp................................   284,857  31,314,330
    MDC Holdings, Inc................................................   463,039  17,924,240
>>  Media General, Inc...............................................   654,085      61,811
*   Meritage Homes Corp..............................................   267,052  19,251,779
*   Modine Manufacturing Co..........................................   443,489   5,069,079
*   Mohawk Industries, Inc...........................................    81,321  11,659,805
*   Monarch Casino & Resort, Inc.....................................    13,813     596,583
#*  Motorcar Parts of America, Inc...................................   268,027   5,108,595
#   Movado Group, Inc................................................   111,020   2,892,071
*   Murphy USA, Inc..................................................    17,538   2,068,256
*   National Vision Holdings, Inc....................................    29,184     694,579
#*  Nautilus, Inc....................................................   264,898     437,082
*   New Home Co., Inc. (The).........................................   122,542     572,271
    Newell Brands, Inc............................................... 1,551,662  29,435,028
    Office Depot, Inc................................................ 1,665,041   3,429,984
#   Oxford Industries, Inc...........................................    46,383   3,193,933
    P&F Industries, Inc., Class A....................................     1,458       9,696
#*  Party City Holdco, Inc...........................................   450,210   2,530,180
#   Penske Automotive Group, Inc.....................................   639,208  31,142,214
#*  Playa Hotels & Resorts NV........................................   126,364   1,053,876
*   PlayAGS, Inc.....................................................     9,904     114,292
#*  Potbelly Corp....................................................   308,137   1,309,582
    PulteGroup, Inc..................................................   972,588  38,164,353
    PVH Corp.........................................................   334,562  29,160,424
*   Qurate Retail, Inc., Class A..................................... 1,745,164  16,648,865
#   RCI Hospitality Holdings, Inc....................................    70,584   1,323,450
#*  Red Lion Hotels Corp.............................................   227,569   1,365,414
#*  Red Robin Gourmet Burgers, Inc...................................   177,030   5,399,415
#*  Regis Corp.......................................................   384,237   7,915,282
    Rocky Brands, Inc................................................    49,794   1,384,771
#*  RTW RetailWinds, Inc.............................................   368,167     544,887
*   Rubicon Project, Inc. (The)......................................   496,881   4,223,489
*   Select Interior Concepts, Inc., Class A..........................     4,100      46,986
*   Shiloh Industries, Inc...........................................   193,482     700,405
#   Shoe Carnival, Inc...............................................   109,362   3,629,725
#   Signet Jewelers, Ltd.............................................   422,074   6,770,067
*   Skechers U.S.A., Inc., Class A...................................    52,617   1,966,297
*   Skyline Champion Corp............................................    48,788   1,377,285

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#   Sonic Automotive, Inc., Class A..................................   352,067 $   11,347,119
#*  Sportsman's Warehouse Holdings, Inc..............................    37,248        253,659
#   Stage Stores, Inc................................................     6,185         14,720
#*  Stamps.com, Inc..................................................    86,894      7,336,460
    Standard Motor Products, Inc.....................................   239,463     12,538,283
*   Stoneridge, Inc..................................................   291,543      9,002,848
    Strattec Security Corp...........................................    26,168        592,182
    Superior Group of Cos, Inc.......................................    59,825        865,668
#   Superior Industries International, Inc...........................   383,919        998,189
*   Sypris Solutions, Inc............................................     7,617          7,312
*   Tandy Leather Factory, Inc.......................................    74,640        379,918
    Tapestry, Inc....................................................   487,304     12,601,681
*   Taylor Morrison Home Corp........................................ 1,141,584     28,596,679
#   Tenneco, Inc., Class A...........................................   260,876      3,284,429
#   Thor Industries, Inc.............................................   178,613     11,299,058
#   Tile Shop Holdings, Inc..........................................   376,806        633,034
    Tilly's, Inc., Class A...........................................   176,282      1,808,653
    Toll Brothers, Inc............................................... 1,501,529     59,715,808
*   TopBuild Corp....................................................   189,398     19,684,134
#*  Trans World Entertainment Corp...................................       596          1,770
*   TravelCenters of America, Inc....................................    46,786        523,067
#*  TRI Pointe Group, Inc............................................ 1,814,853     28,565,786
#*  Tuesday Morning Corp.............................................   185,667        252,507
#   Twin River Worldwide Holding, Inc................................    25,284        634,628
*   Unifi, Inc.......................................................   151,866      4,145,942
*   Universal Electronics, Inc.......................................   119,473      6,226,933
*   Universal Technical Institute, Inc...............................   131,313        777,373
#*  Urban Outfitters, Inc............................................   690,904     19,828,945
*   Vera Bradley, Inc................................................   530,396      5,707,061
*   Vista Outdoor, Inc...............................................   769,569      5,156,112
#*  Vitamin Shoppe, Inc..............................................   196,560      1,269,778
*   VOXX International Corp..........................................   225,845      1,095,348
    Weyco Group, Inc.................................................    51,834      1,278,745
*   William Lyon Homes, Class A......................................    95,914      1,855,936
#   Winnebago Industries, Inc........................................   385,334     18,523,005
#   Wolverine World Wide, Inc........................................    93,429      2,772,973
#*  ZAGG, Inc........................................................   266,530      1,964,326
#*  Zovio, Inc.......................................................   262,847        515,180
#*  Zumiez, Inc......................................................   212,599      6,784,034
                                                                                --------------
TOTAL CONSUMER DISCRETIONARY.........................................            1,498,873,221
                                                                                --------------
CONSUMER STAPLES -- (3.7%)
    Alico, Inc.......................................................    40,330      1,324,841
    Andersons, Inc. (The)............................................   259,332      4,776,895
#   B&G Foods, Inc...................................................    31,400        488,270
*   Bridgford Foods Corp.............................................     1,732         42,728
    Bunge, Ltd.......................................................   692,640     37,402,560
#   Cal-Maine Foods, Inc.............................................   147,806      5,895,981
    Casey's General Stores, Inc......................................    25,529      4,360,608
#*  Central Garden & Pet Co..........................................    96,568      2,898,971
*   Central Garden & Pet Co., Class A................................   287,645      8,134,601
#*  Chefs' Warehouse, Inc. (The).....................................   181,052      5,997,347
*   Coffee Holding Co., Inc..........................................    13,332         50,395
#   Coty, Inc., Class A.............................................. 1,416,112     16,554,349
#*  Craft Brew Alliance, Inc.........................................   180,268      1,314,154
*   Darling Ingredients, Inc......................................... 1,429,189     27,583,348
#   Dean Foods Co....................................................   355,313        348,207
*   Edgewell Personal Care Co........................................   455,043     15,926,505
*   elf Beauty Inc...................................................   101,623      1,707,266

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER STAPLES -- (Continued)
#*  Farmer Brothers Co...............................................    51,804 $    664,645
    Fresh Del Monte Produce, Inc.....................................   348,531   11,118,139
#*  Hain Celestial Group, Inc. (The).................................    83,527    1,974,578
*   Hostess Brands, Inc..............................................   806,250   10,303,875
    Ingles Markets, Inc., Class A....................................   126,619    4,992,587
    Ingredion, Inc...................................................   356,117   28,133,243
    John B. Sanfilippo & Son, Inc....................................    72,285    7,670,884
*   Landec Corp......................................................   219,053    2,157,672
*   Lifeway Foods, Inc...............................................   191,300      380,687
#   Limoneira Co.....................................................    64,408    1,218,599
    Mannatech, Inc...................................................     8,418      130,479
*   Natural Alternatives International, Inc..........................    42,078      374,915
#*  Natural Grocers by Vitamin Cottage, Inc..........................   172,385    1,511,816
#   Natural Health Trends Corp.......................................     3,000       20,310
*   Nature's Sunshine Products, Inc..................................     4,308       40,668
    Nu Skin Enterprises, Inc., Class A...............................   102,274    4,559,375
    Oil-Dri Corp. of America.........................................    35,721    1,250,592
*   Performance Food Group Co........................................   127,539    5,434,437
*   Pilgrim's Pride Corp.............................................   213,444    6,480,160
*   Post Holdings, Inc...............................................   576,951   59,368,258
    PriceSmart, Inc..................................................    80,226    5,944,747
#*  Pyxus International, Inc.........................................    69,042      788,460
    Sanderson Farms, Inc.............................................   151,665   23,479,259
    Seaboard Corp....................................................     2,833   11,952,682
*   Seneca Foods Corp., Class A......................................    61,893    2,189,774
*   Seneca Foods Corp., Class B......................................       189        6,596
*   Simply Good Foods Co. (The)......................................   115,472    2,833,683
    SpartanNash Co...................................................   322,895    4,228,310
#   Spectrum Brands Holdings, Inc....................................    94,181    4,728,828
#*  TreeHouse Foods, Inc.............................................   157,841    8,526,571
#*  United Natural Foods, Inc........................................   504,638    3,784,785
    Universal Corp...................................................   231,811   12,703,243
*   US Foods Holding Corp............................................ 1,417,618   56,236,906
#   Village Super Market, Inc., Class A..............................    77,369    2,050,279
#   Weis Markets, Inc................................................   198,883    7,655,007
                                                                                ------------
TOTAL CONSUMER STAPLES...............................................            429,702,075
                                                                                ------------
ENERGY -- (6.8%)
    Adams Resources & Energy, Inc....................................    27,265      817,950
    Amplify Energy Corp..............................................   142,107    1,030,276
#*  Antero Resources Corp............................................ 1,953,712    4,884,280
#   Apache Corp......................................................   501,814   10,869,291
*   Apergy Corp......................................................   184,770    4,650,661
#   Arch Coal, Inc., Class A.........................................   149,281   11,776,778
    Archrock, Inc....................................................   857,543    8,266,715
*   Ardmore Shipping Corp............................................   217,790    1,740,142
*   Aspen Aerogels, Inc..............................................    34,371      200,383
*   Barnwell Industries, Inc.........................................    21,188        8,047
#*  Basic Energy Services, Inc.......................................    45,828       26,122
#   Berry Petroleum Corp.............................................    64,970      610,068
#*  Bonanza Creek Energy, Inc........................................   235,758    4,201,208
#*  Callon Petroleum Co.............................................. 3,661,385   13,913,263
#*  CARBO Ceramics, Inc..............................................     2,150        3,118
#*  Carrizo Oil & Gas, Inc...........................................   291,143    2,142,812
*   Centennial Resource Development, Inc., Class A................... 1,035,443    3,520,506
#*  Chaparral Energy, Inc., Class A..................................    30,830       28,897
#*  Chesapeake Energy Corp...........................................   856,982    1,148,356
    Cimarex Energy Co................................................   447,765   18,904,638
#*  Clean Energy Fuels Corp.......................................... 1,867,324    4,201,479

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
#*  CNX Resources Corp............................................... 2,129,584 $17,952,393
*   CONSOL Energy, Inc...............................................   246,941   3,267,029
#*  Contango Oil & Gas Co............................................   203,853     507,594
#*  Dawson Geophysical Co............................................   309,732     743,357
#   Delek US Holdings, Inc...........................................   598,054  23,892,257
#*  Denbury Resources, Inc........................................... 3,170,336   3,164,312
    Devon Energy Corp................................................   149,232   3,026,425
#   DHT Holdings, Inc................................................ 1,314,915  10,164,293
#*  Diamond Offshore Drilling, Inc...................................   242,236   1,281,428
*   Dorian LPG, Ltd..................................................   391,737   4,877,126
#*  Dril-Quip, Inc...................................................   345,739  14,182,214
#*  Earthstone Energy, Inc., Class A.................................   109,461     424,709
#   EnLink Midstream LLC............................................. 1,811,471  11,321,694
*   Era Group, Inc...................................................   182,542   1,765,181
#   Evolution Petroleum Corp.........................................    87,782     493,335
*   Exterran Corp....................................................   280,433   3,553,086
#*  Extraction Oil & Gas, Inc........................................   752,241   1,278,810
*   Forum Energy Technologies, Inc................................... 1,479,173   1,715,841
#*  Frank's International NV.........................................   435,131   2,132,142
    GasLog, Ltd......................................................   399,042   5,470,866
*   Geospace Technologies Corp.......................................   206,918   3,018,934
*   Gevo, Inc........................................................     6,512      15,368
#*  Goodrich Petroleum Corp..........................................     2,230      21,475
#   Green Plains, Inc................................................   375,520   4,630,162
*   Gulf Island Fabrication, Inc.....................................   141,721     742,618
#*  Gulfport Energy Corp............................................. 2,112,893   5,884,407
    Hallador Energy Co...............................................   154,309     519,250
*   Helix Energy Solutions Group, Inc................................ 1,502,932  12,910,186
    Helmerich & Payne, Inc...........................................   893,686  33,513,225
#*  HighPoint Resources Corp.........................................   779,648     826,427
    HollyFrontier Corp...............................................   713,678  39,209,469
#*  Hornbeck Offshore Services, Inc..................................     2,386       1,209
#*  Independence Contract Drilling, Inc..............................   175,515     156,208
*   International Seaways, Inc.......................................   232,933   5,855,936
#*  Jagged Peak Energy, Inc..........................................   395,678   2,805,357
#*  KLX Energy Services Holdings, Inc................................   234,301   1,860,350
#   Kosmos Energy, Ltd............................................... 1,743,148  10,807,518
#*  Laredo Petroleum, Inc............................................ 1,918,717   4,528,172
#   Liberty Oilfield Services, Inc., Class A.........................    38,731     356,713
#*  Lonestar Resources US, Inc., Class A.............................   163,078     391,387
#   Mammoth Energy Services, Inc.....................................   141,075     225,720
#*  Matador Resources Co.............................................   876,046  12,185,800
*   Matrix Service Co................................................   250,120   4,692,251
#*  McDermott International, Inc..................................... 1,672,088   2,725,503
*   Mitcham Industries, Inc..........................................   115,408     265,438
#*  Montage Resources Corp...........................................   104,650     473,018
#   Murphy Oil Corp.................................................. 1,939,932  40,020,797
#   Nabors Industries, Ltd........................................... 4,237,063   7,838,567
    NACCO Industries, Inc., Class A..................................    44,429   2,243,665
    National Oilwell Varco, Inc...................................... 1,118,440  25,299,113
*   Natural Gas Services Group, Inc..................................   102,450   1,218,131
#*  NCS Multistage Holdings, Inc.....................................   117,912     265,302
#*  Newpark Resources, Inc........................................... 1,032,398   6,194,388
#   NexTier Oilfield Solutions, Inc.................................. 1,003,473   4,335,003
#*  Nine Energy Service, Inc.........................................    44,379     250,741
#*  Noble Corp. P.L.C................................................ 3,344,123   4,113,271
#*  Northern Oil and Gas, Inc........................................   205,427     402,637
#*  Oasis Petroleum, Inc............................................. 3,102,116   8,096,523
*   Oceaneering International, Inc................................... 1,005,818  14,242,383

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
*   Oil States International, Inc....................................   761,987 $ 10,873,554
*   Overseas Shipholding Group, Inc., Class A........................   364,677      594,424
*   Pacific Drilling SA..............................................        64          160
#*  Pacific Ethanol, Inc.............................................     6,939        3,837
    Panhandle Oil and Gas, Inc., Class A.............................    94,440    1,340,104
#*  Par Pacific Holdings, Inc........................................    99,777    2,259,949
    Parsley Energy, Inc., Class A.................................... 2,032,842   32,139,232
#   Patterson-UTI Energy, Inc........................................ 1,698,847   14,134,407
    PBF Energy, Inc., Class A........................................ 1,309,359   42,266,109
#*  PDC Energy, Inc..................................................   633,225   12,632,839
    Peabody Energy Corp..............................................   818,313    8,616,836
*   Penn Virginia Corp...............................................   100,673    2,396,017
#*  Pioneer Energy Services Corp.....................................   250,580       15,285
*   PrimeEnergy Resources Corp.......................................       602       95,369
#*  Profire Energy, Inc..............................................    31,100       54,736
*   ProPetro Holding Corp............................................   338,894    2,626,428
    QEP Resources, Inc............................................... 2,260,716    7,528,184
#   Range Resources Corp............................................. 2,100,784    8,466,160
#*  Renewable Energy Group, Inc......................................   438,110    7,158,717
*   REX American Resources Corp......................................    48,898    3,956,826
*   RigNet, Inc......................................................     5,304       27,793
#*  Ring Energy, Inc.................................................   376,933      625,709
#*  Roan Resources, Inc..............................................    22,059       33,089
#   RPC, Inc.........................................................   447,274    1,851,714
*   SandRidge Energy, Inc............................................   243,177    1,065,115
#   Scorpio Tankers, Inc.............................................   447,525   14,235,770
*   SEACOR Holdings, Inc.............................................   175,716    7,539,974
*   SEACOR Marine Holdings, Inc......................................   217,464    2,829,207
#*  Select Energy Services, Inc., Class A............................   321,766    2,445,422
    SemGroup Corp., Class A..........................................   428,485    6,898,608
#   Ship Finance International, Ltd..................................   489,357    7,080,996
*   SilverBow Resources, Inc.........................................    47,511      375,337
#   SM Energy Co..................................................... 1,235,274    9,684,548
#*  Smart Sand, Inc..................................................   181,565      423,046
#   Solaris Oilfield Infrastructure, Inc., Class A...................    19,221      204,511
#*  Southwestern Energy Co........................................... 7,658,244   15,699,400
*   SRC Energy, Inc.................................................. 2,428,392    7,576,583
*   Superior Energy Services, Inc....................................   152,968       61,187
*   Talos Energy, Inc................................................   124,659    2,683,908
#   Teekay Corp......................................................    28,347      144,853
*   Teekay Tankers, Ltd., Class A....................................    10,427       21,271
*   TETRA Technologies, Inc.......................................... 1,339,756    2,277,585
#*  Tidewater, Inc...................................................   146,342    2,375,131
#*  Transocean, Ltd.................................................. 1,195,342    5,677,874
#*  Unit Corp........................................................   884,729    1,804,847
#   US Silica Holdings, Inc..........................................   725,119    3,234,031
*   VAALCO Energy, Inc...............................................     6,071       12,081
#   Valaris P.L.C.................................................... 1,564,110    6,428,492
#*  Whiting Petroleum Corp........................................... 1,099,409    6,970,253
    World Fuel Services Corp.........................................   598,557   25,001,726
*   WPX Energy, Inc.................................................. 3,408,154   34,013,377
                                                                                ------------
TOTAL ENERGY.........................................................            793,764,315
                                                                                ------------
FINANCIALS -- (25.7%)
#   1st Constitution Bancorp.........................................     1,062       20,167
    1st Source Corp..................................................   193,100    9,882,858
    Affiliated Managers Group, Inc...................................     5,215      416,574
#*  Allegiance Bancshares, Inc.......................................    88,139    2,931,503
#*  A-Mark Precious Metals, Inc......................................    76,813      829,580

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#*  Ambac Financial Group, Inc.......................................   220,093 $ 4,511,906
    American Equity Investment Life Holding Co.......................   748,054  18,461,973
    American National Bankshares, Inc................................    55,778   2,019,164
    American National Insurance Co...................................   104,778  12,571,264
    American River Bankshares........................................    16,932     243,990
    Ameris Bancorp...................................................   446,604  19,136,981
    AmeriServ Financial, Inc.........................................   107,748     448,232
    Argo Group International Holdings, Ltd...........................   252,496  15,621,928
    Arrow Financial Corp.............................................    74,801   2,627,011
    Associated Banc-Corp............................................. 1,578,618  31,746,008
    Assurant, Inc....................................................   254,162  32,042,203
    Assured Guaranty, Ltd............................................ 1,107,595  51,968,357
#*  Asta Funding, Inc................................................     7,105      49,025
*   Athene Holding, Ltd., Class A....................................   786,477  34,093,778
    Atlantic American Corp...........................................       864       1,935
*   Atlantic Capital Bancshares, Inc.................................   182,380   3,401,387
    Atlantic Union Bankshares Corp...................................   674,862  24,875,413
*   Atlanticus Holdings Corp.........................................    64,328     508,834
#   Auburn National Bancorporation, Inc..............................       692      29,548
    Axis Capital Holdings, Ltd.......................................   429,662  25,534,813
#*  Axos Financial, Inc..............................................   200,026   5,810,755
#   Banc of California, Inc..........................................   433,252   5,965,880
    BancFirst Corp...................................................   115,548   6,689,074
*   Bancorp of New Jersey, Inc.......................................       551       9,995
*   Bancorp, Inc. (The)..............................................   721,173   7,860,786
    BancorpSouth Bank................................................   356,403  10,930,880
    Bank of Commerce Holdings........................................    67,310     755,218
    Bank of Marin Bancorp............................................    85,491   3,750,490
    Bank OZK.........................................................   838,148  23,518,433
    BankFinancial Corp...............................................   116,939   1,506,174
    BankUnited, Inc..................................................   549,972  18,864,040
    Bankwell Financial Group, Inc....................................    24,082     689,227
    Banner Corp......................................................   281,635  15,202,657
    Bar Harbor Bankshares............................................    42,528   1,065,326
*   Baycom Corp......................................................    15,977     337,754
    BCB Bancorp, Inc.................................................    75,846     978,413
    Berkshire Hills Bancorp, Inc.....................................   469,197  14,559,183
*   Blucora, Inc.....................................................   302,397   6,540,847
    Blue Capital Reinsurance Holdings, Ltd...........................    29,378     205,940
#   BOK Financial Corp...............................................    74,805   5,771,206
    Boston Private Financial Holdings, Inc...........................   832,590   9,366,637
    Bridge Bancorp, Inc..............................................   130,075   4,214,430
*   Bridgewater Bancshares, Inc......................................    15,459     194,629
*   Brighthouse Financial, Inc.......................................    53,599   2,023,898
    Brookline Bancorp, Inc...........................................   673,760  10,578,032
    Bryn Mawr Bank Corp..............................................   173,461   6,610,599
*   Byline Bancorp, Inc..............................................    35,816     621,049
    C&F Financial Corp...............................................    17,302     879,980
#   Cadence BanCorp..................................................   818,759  12,592,513
    California First National Bancorp................................     4,450      78,543
    Camden National Corp.............................................   113,153   5,013,809
*   Cannae Holdings, Inc.............................................   230,455   6,729,286
    Capital City Bank Group, Inc.....................................    95,592   2,719,592
    Capitol Federal Financial, Inc................................... 1,503,109  21,449,365
    Capstar Financial Holdings, Inc..................................    10,528     178,028
#   Carolina Financial Corp..........................................    93,896   3,563,353
    Cathay General Bancorp...........................................     6,748     240,026
    CBTX, Inc........................................................     7,368     211,093
    CenterState Bank Corp............................................   409,386  10,382,029

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Central Pacific Financial Corp...................................   205,416 $ 5,940,631
    Central Valley Community Bancorp.................................    40,485     843,303
    Century Bancorp, Inc., Class A...................................    19,198   1,670,418
    Chemung Financial Corp...........................................     5,917     251,887
    CIT Group, Inc...................................................   757,582  32,492,692
    Citizens & Northern Corp.........................................    44,480   1,143,581
#   Citizens Community Bancorp, Inc..................................     6,617      73,581
    Citizens Holding Co..............................................     1,603      33,503
#*  Citizens, Inc....................................................    69,955     465,900
#   City Holding Co..................................................    44,016   3,492,229
    Civista Bancshares, Inc..........................................    43,364     974,823
    CNB Financial Corp...............................................    93,144   2,912,613
#   CNO Financial Group, Inc......................................... 1,174,038  18,373,695
    Codorus Valley Bancorp, Inc......................................    22,250     481,702
#   Columbia Banking System, Inc.....................................   484,732  19,049,968
#   Community Bank System, Inc.......................................   102,497   6,947,247
    Community Bankers Trust Corp.....................................     7,300      63,218
    Community Financial Corp. (The)..................................     1,101      36,685
    Community Trust Bancorp, Inc.....................................   145,717   6,383,862
    Community West Bancshares........................................     5,040      49,997
    ConnectOne Bancorp, Inc..........................................   275,830   6,697,152
#*  Consumer Portfolio Services, Inc.................................   259,664     876,366
#*  Cowen, Inc., Class A.............................................   149,350   2,235,770
#*  Customers Bancorp, Inc...........................................   418,834   9,876,106
    CVB Financial Corp...............................................   155,428   3,229,794
    Dime Community Bancshares, Inc...................................   404,195   7,796,922
    Donegal Group, Inc., Class A.....................................   206,973   3,046,643
*   Donnelley Financial Solutions, Inc...............................    41,626     470,374
    Eagle Bancorp Montana, Inc.......................................       600      11,412
    Eagle Bancorp, Inc...............................................   151,647   6,845,346
*   Elevate Credit, Inc..............................................    41,356     169,146
    Employers Holdings, Inc..........................................   309,047  13,085,050
#*  Encore Capital Group, Inc........................................   233,094   7,736,390
*   Enova International, Inc.........................................   235,376   5,528,982
*   Enstar Group, Ltd................................................    78,824  15,835,742
*   Entegra Financial Corp...........................................     1,632      49,123
    Enterprise Bancorp, Inc..........................................    28,353     845,203
    Enterprise Financial Services Corp...............................    27,118   1,187,768
#*  Equity Bancshares, Inc., Class A.................................   106,170   2,947,279
    ESSA Bancorp, Inc................................................    35,707     583,809
    Evans Bancorp, Inc...............................................    14,996     569,698
#*  EZCORP, Inc., Class A............................................   524,943   2,761,200
    Farmers National Banc Corp.......................................   129,222   1,927,992
    FB Financial Corp................................................    23,727     893,796
    FBL Financial Group, Inc., Class A...............................   158,481   9,093,640
    Federal Agricultural Mortgage Corp., Class A.....................       300      22,470
    Federal Agricultural Mortgage Corp., Class C.....................    75,446   6,389,522
    FedNat Holding Co................................................   149,216   2,141,250
    Financial Institutions, Inc......................................   150,852   4,741,278
*   First Acceptance Corp............................................    86,504      66,608
    First American Financial Corp....................................   242,721  14,995,303
    First Bancorp....................................................   143,325   5,410,519
    First BanCorp.................................................... 1,819,967  19,146,053
    First Bancorp, Inc...............................................    68,345   1,932,113
    First Bancshares, Inc. (The).....................................    35,480   1,169,421
#   First Bank.......................................................    44,213     466,889
    First Busey Corp.................................................   222,613   5,870,305
    First Business Financial Services, Inc...........................    38,658     940,163
    First Choice Bancorp.............................................     1,216      27,190

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    First Commonwealth Financial Corp................................   794,506 $11,194,590
    First Community Bancshares, Inc..................................   148,665   4,732,007
    First Community Corp.............................................       463       8,866
    First Defiance Financial Corp....................................   158,341   4,895,904
#   First Financial Bancorp..........................................   839,293  19,673,028
    First Financial Corp.............................................    44,507   1,952,522
    First Financial Northwest, Inc...................................    91,175   1,290,126
    First Foundation, Inc............................................   287,550   4,603,675
    First Hawaiian, Inc..............................................   178,425   4,876,355
    First Horizon National Corp...................................... 1,743,495  27,843,615
    First Internet Bancorp...........................................    64,720   1,471,733
    First Interstate BancSystem, Inc., Class A.......................   354,145  14,859,924
    First Merchants Corp.............................................   357,851  14,153,007
#   First Mid Bancshares, Inc........................................    35,844   1,250,956
    First Midwest Bancorp, Inc.......................................   884,430  18,166,192
    First Northwest Bancorp..........................................       600      10,542
    First of Long Island Corp. (The).................................   105,555   2,474,209
    First United Corp................................................    10,263     240,154
    Flagstar Bancorp, Inc............................................   535,602  19,463,777
    Flushing Financial Corp..........................................   248,007   5,366,871
    FNB Corp......................................................... 2,347,309  28,308,547
#   Franklin Financial Network, Inc..................................   156,644   5,211,546
    FS Bancorp, Inc..................................................    18,417   1,054,373
#   Fulton Financial Corp............................................ 1,587,663  27,085,531
#   GAIN Capital Holdings, Inc.......................................   251,438   1,061,068
*   Genworth Financial, Inc., Class A................................   548,416   2,347,220
#   German American Bancorp, Inc.....................................   106,196   3,509,778
    Global Indemnity, Ltd............................................    88,256   2,185,219
    Great Southern Bancorp, Inc......................................   122,188   7,382,599
    Great Western Bancorp, Inc.......................................   512,909  17,885,137
*   Green Dot Corp., Class A.........................................    70,316   2,027,913
#*  Greenlight Capital Re, Ltd., Class A.............................   416,460   4,497,768
#   Guaranty Bancshares, Inc.........................................    15,128     478,952
    Guaranty Federal Bancshares, Inc.................................       348       8,446
*   Hallmark Financial Services, Inc.................................   143,809   2,562,676
    Hancock Whitney Corp.............................................   694,121  27,070,719
    Hanmi Financial Corp.............................................   395,631   7,615,897
    Hanover Insurance Group, Inc. (The)..............................   113,482  14,946,714
#*  HarborOne Bancrop, Inc...........................................   117,900   1,203,759
#   Hawthorn Bancshares, Inc.........................................       676      16,224
#   HCI Group, Inc...................................................    97,933   4,118,083
    Heartland Financial USA, Inc.....................................   196,990   9,215,192
    Heritage Commerce Corp...........................................   413,275   4,967,565
#   Heritage Financial Corp..........................................   237,083   6,526,895
#   Heritage Insurance Holdings, Inc.................................   204,598   2,725,245
    Hilltop Holdings, Inc............................................   734,484  17,157,546
    Hingham Institution for Savings..................................     2,702     513,353
*   HMN Financial, Inc...............................................     4,634      97,546
    Home Bancorp, Inc................................................    27,082   1,033,449
    Home BancShares, Inc.............................................   209,535   3,872,207
*   HomeStreet, Inc..................................................   272,387   8,174,334
    HomeTrust Bancshares, Inc........................................    52,143   1,392,218
    Hope Bancorp, Inc................................................ 1,557,856  22,230,605
    Horace Mann Educators Corp.......................................   294,623  12,833,778
    Horizon Bancorp, Inc.............................................   322,169   5,881,195
*   Howard Bancorp, Inc..............................................    33,899     568,825
    IBERIABANK Corp..................................................   415,813  30,516,516
    Independence Holding Co..........................................    15,317     598,895
    Independent Bank Corp............................................   193,732  15,901,523

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Independent Bank Corp............................................    74,409 $ 1,674,947
    Independent Bank Group, Inc......................................   274,207  14,661,848
    International Bancshares Corp....................................   638,288  26,144,276
*   INTL. FCStone, Inc...............................................   151,316   6,052,640
#   Invesco, Ltd..................................................... 1,986,347  33,410,357
    Investar Holding Corp............................................       532      13,199
    Investors Bancorp, Inc........................................... 2,930,842  35,316,646
    Investors Title Co...............................................    10,205   1,548,099
    James River Group Holdings, Ltd..................................    81,119   2,904,871
    Janus Henderson Group P.L.C...................................... 1,407,584  32,557,418
#   Jefferies Financial Group, Inc...................................   462,016   8,625,839
    Kearny Financial Corp............................................   719,238  10,090,909
    Kemper Corp......................................................   245,064  17,615,200
    Kentucky First Federal Bancorp...................................     2,420      18,150
    Kingstone Cos., Inc..............................................    76,606     618,210
    Lake Shore Bancorp, Inc..........................................       406       6,058
    Lakeland Bancorp, Inc............................................   285,654   4,727,574
    Landmark Bancorp, Inc............................................     1,360      31,538
    LCNB Corp........................................................     1,207      21,823
    LegacyTexas Financial Group, Inc.................................   375,754  15,984,575
    Legg Mason, Inc..................................................   681,712  25,400,589
#*  LendingClub Corp.................................................   181,522   2,294,438
    Level One Bancorp, Inc...........................................       949      23,156
#   Live Oak Bancshares, Inc.........................................   163,360   2,964,984
    Luther Burbank Corp..............................................    18,968     219,460
    Macatawa Bank Corp...............................................   281,258   2,940,552
    Mackinac Financial Corp..........................................    28,040     438,546
#   Maiden Holdings, Ltd.............................................   950,539     546,560
*   Malvern Bancorp, Inc.............................................     1,318      29,497
#   Manning & Napier, Inc............................................   242,400     414,504
    Marlin Business Services Corp....................................   106,550   2,529,497
#*  MBIA, Inc........................................................   630,156   5,854,149
    Mercantile Bank Corp.............................................   121,295   4,270,797
    Merchants Bancorp................................................    10,613     173,310
    Mercury General Corp.............................................    17,872     858,928
    Meridian Bancorp, Inc............................................   323,658   6,330,750
#   Meta Financial Group, Inc........................................   287,171   9,091,834
*   Metropolitan Bank Holding Corp...................................     5,603     240,593
    Midland States Bancorp, Inc......................................    76,666   2,054,649
    MidWestOne Financial Group, Inc..................................    45,547   1,484,604
#*  Mr Cooper Group, Inc.............................................   376,416   4,818,125
    MutualFirst Financial, Inc.......................................    36,340   1,449,603
    National Bank Holdings Corp., Class A............................   247,552   8,515,789
    National Bankshares, Inc.........................................     5,588     235,143
    National General Holdings Corp...................................   541,739  11,549,875
#   National Security Group, Inc. (The)..............................     2,423      33,486
    National Western Life Group, Inc., Class A.......................    21,090   5,749,134
    Navient Corp..................................................... 2,075,742  28,582,967
#   NBT Bancorp, Inc.................................................   291,172  11,574,087
    Nelnet, Inc., Class A............................................   291,091  17,835,146
#   New York Community Bancorp, Inc.................................. 4,318,809  50,314,125
>>  NewStar Financial, Inc...........................................   289,581     203,373
*   NI Holdings, Inc.................................................     1,753      30,678
*   Nicholas Financial, Inc..........................................    44,982     378,299
*   Nicolet Bankshares, Inc..........................................    29,520   2,036,290
*   NMI Holdings, Inc., Class A......................................   219,266   6,413,530
*   Northeast Bank...................................................    43,154     923,927
    Northeast Community Bancorp, Inc.................................     7,050      81,780
    Northfield Bancorp, Inc..........................................   470,237   7,998,731

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Northrim BanCorp, Inc............................................    57,090 $ 2,223,656
    Northwest Bancshares, Inc........................................   844,869  14,252,940
    Norwood Financial Corp...........................................     1,152      35,942
    OceanFirst Financial Corp........................................   258,538   6,186,814
*   Ocwen Financial Corp.............................................   513,972     868,613
    OFG Bancorp......................................................   416,814   8,465,492
    Ohio Valley Banc Corp............................................     3,707     136,195
    Old Line Bancshares, Inc.........................................    59,498   1,742,101
#   Old National Bancorp............................................. 1,659,132  29,856,080
    Old Republic International Corp.................................. 1,768,205  39,501,700
    Old Second Bancorp, Inc..........................................   308,438   3,722,847
*   On Deck Capital, Inc.............................................   850,209   3,791,932
    OneMain Holdings, Inc............................................   621,116  24,844,640
    Oppenheimer Holdings, Inc., Class A..............................    60,715   1,651,448
    Opus Bank........................................................   292,010   7,238,928
#   Origin Bancorp, Inc..............................................       774      27,237
    Oritani Financial Corp...........................................   569,461  10,626,142
    Orrstown Financial Services, Inc.................................    17,962     389,596
#   Pacific Premier Bancorp, Inc.....................................   360,209  12,158,855
#   PacWest Bancorp.................................................. 1,343,347  49,690,406
    Park National Corp...............................................    12,652   1,281,015
#   Parke Bancorp, Inc...............................................     9,317     223,981
    PCSB Financial Corp..............................................    23,027     466,527
    Peapack Gladstone Financial Corp.................................   189,160   5,523,472
    Penns Woods Bancorp, Inc.........................................    29,257     894,386
*   Pennymac Financial Services, Inc.................................    12,069     375,708
    Peoples Bancorp of North Carolina, Inc...........................     5,097     151,585
    Peoples Bancorp, Inc.............................................   179,605   5,874,880
    Peoples Financial Services Corp..................................     3,146     154,720
#   People's United Financial, Inc................................... 3,724,019  60,217,387
    People's Utah Bancorp............................................    51,075   1,486,283
#   Pinnacle Financial Partners, Inc.................................   511,440  30,082,901
    Piper Jaffray Cos................................................    46,333   3,638,994
    Popular, Inc.....................................................   851,648  46,380,750
#*  PRA Group, Inc...................................................   389,302  13,209,017
    Preferred Bank...................................................    55,092   2,936,955
    Premier Financial Bancorp, Inc...................................    92,043   1,633,763
    ProAssurance Corp................................................   260,206  10,205,279
#   Prosperity Bancshares, Inc.......................................   511,178  35,281,506
    Protective Insurance Corp., Class A..............................       453       6,727
    Protective Insurance Corp., Class B..............................    74,132   1,179,440
    Provident Financial Holdings, Inc................................    42,950     861,577
    Provident Financial Services, Inc................................   549,602  13,712,570
    Prudential Bancorp, Inc..........................................     9,448     164,868
    QCR Holdings, Inc................................................   110,031   4,465,058
    Radian Group, Inc................................................   387,150   9,717,465
    RBB Bancorp......................................................    24,076     484,891
*   Regional Management Corp.........................................   120,613   3,489,334
    RenaissanceRe Holdings, Ltd......................................    87,302  16,341,188
    Renasant Corp....................................................   452,364  15,697,031
    Republic Bancorp, Inc., Class A..................................    48,054   2,136,961
*   Republic First Bancorp, Inc......................................   125,975     510,199
    Riverview Bancorp, Inc...........................................   184,930   1,329,647
#   S&T Bancorp, Inc.................................................   241,902   9,108,820
    Safety Insurance Group, Inc......................................   136,638  13,281,214
    Sandy Spring Bancorp, Inc........................................   279,920   9,657,240
    Santander Consumer USA Holdings, Inc............................. 1,775,982  44,541,629
    SB One Bancorp...................................................    20,975     463,128
*   Seacoast Banking Corp. of Florida................................   262,623   7,353,444

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
FINANCIALS -- (Continued)
*    Security National Financial Corp., Class A.......................    36,332 $   179,117
*    Select Bancorp, Inc..............................................     3,254      36,770
     Selective Insurance Group, Inc...................................   255,547  17,663,409
     Shore Bancshares, Inc............................................    41,448     647,003
     Sierra Bancorp...................................................   118,245   3,220,994
     Simmons First National Corp., Class A............................   821,569  19,651,930
*    SmartFinancial, Inc..............................................    35,014     737,045
#    South State Corp.................................................   263,022  20,741,915
*    Southern First Bancshares, Inc...................................    27,137   1,093,892
     Southern Missouri Bancorp, Inc...................................    26,465     963,591
     Southern National Bancorp of Virginia, Inc.......................    77,377   1,225,652
#    Southside Bancshares, Inc........................................   138,677   4,777,423
     Southwest Georgia Financial Corp.................................     2,355      48,007
*    Spirit of Texas Bancshares, Inc..................................       520      10,868
     State Auto Financial Corp........................................   177,958   5,888,630
     Sterling Bancorp................................................. 1,605,787  31,553,715
     Sterling Bancorp, Inc............................................    48,988     474,694
     Stewart Information Services Corp................................   199,438   8,161,003
     Stifel Financial Corp............................................   361,659  20,245,671
     Stock Yards Bancorp, Inc.........................................     8,345     333,299
     Summit Financial Group, Inc......................................    38,172     971,859
#    Summit State Bank................................................     3,401      41,186
     Synovus Financial Corp...........................................   284,699   9,642,755
     TCF Financial Corp............................................... 1,146,816  45,402,445
     Territorial Bancorp, Inc.........................................    65,951   1,949,512
*    Texas Capital Bancshares, Inc....................................   373,489  20,190,815
>>   TheStreet.Com, Inc...............................................     1,300         117
*    Third Point Reinsurance, Ltd.....................................   497,085   4,717,337
     Timberland Bancorp, Inc..........................................    70,592   1,870,688
     Tiptree, Inc.....................................................   257,436   1,892,155
     Tompkins Financial Corp..........................................    16,079   1,407,073
     Towne Bank.......................................................   407,955  11,459,456
     TriCo Bancshares.................................................   164,314   6,183,136
*    TriState Capital Holdings, Inc...................................   304,157   7,032,110
*    Triumph Bancorp, Inc.............................................   185,070   6,005,521
     TrustCo Bank Corp. NY............................................   913,749   7,894,791
#    Trustmark Corp...................................................   780,276  26,779,072
     Two River Bancorp................................................     2,052      43,030
     UMB Financial Corp...............................................    13,048     851,512
     Umpqua Holdings Corp............................................. 1,750,563  27,693,907
     United Bancshares, Inc...........................................       466       9,842
#    United Bankshares, Inc...........................................   638,513  25,246,804
     United Community Banks, Inc......................................   570,887  17,246,496
     United Community Financial Corp..................................   484,161   5,514,594
     United Financial Bancorp, Inc....................................   482,389   6,811,333
     United Fire Group, Inc...........................................   146,451   6,666,450
#    United Insurance Holdings Corp...................................   233,633   2,864,341
     United Security Bancshares.......................................     4,742      48,226
     Unity Bancorp, Inc...............................................    37,429     817,449
#    Universal Insurance Holdings, Inc................................   124,286   3,369,393
     Univest Financial Corp...........................................   268,396   6,911,197
     Unum Group....................................................... 1,419,659  39,097,409
#    US Global Investors, Inc., Class A...............................    23,682      35,049
#    Valley National Bancorp.......................................... 2,423,817  28,067,801
#    Veritex Holdings, Inc............................................   256,482   6,314,587
     Victory Capital Holdings, Inc., Class A..........................     9,393     146,155
#    Virtus Investment Partners, Inc..................................    93,898  10,186,055
#    Voya Financial, Inc..............................................   843,342  45,506,734
#    Waddell & Reed Financial, Inc., Class A..........................   381,010   6,309,526

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
FINANCIALS -- (Continued)
    Walker & Dunlop, Inc.............................................   266,779 $   16,804,409
    Washington Federal, Inc..........................................   635,449     23,168,471
    Washington Trust Bancorp, Inc....................................    24,925      1,273,418
    Waterstone Financial, Inc........................................   241,251      4,494,506
    WesBanco, Inc....................................................   465,788     17,508,971
    West Bancorporation, Inc.........................................    75,597      1,775,018
    Western New England Bancorp, Inc.................................   233,005      2,227,528
    Westwood Holdings Group, Inc.....................................    21,309        644,171
    White Mountains Insurance Group, Ltd.............................    19,135     20,493,585
    Wintrust Financial Corp..........................................   277,411     17,704,370
#   WisdomTree Investments, Inc......................................     8,618         44,038
#*  World Acceptance Corp............................................    45,831      4,757,716
    WSFS Financial Corp..............................................   378,561     15,963,917
    WVS Financial Corp...............................................       111          1,699
#   Zions Bancorp NA.................................................   647,086     31,364,258
                                                                                --------------
TOTAL FINANCIALS.....................................................            2,975,169,419
                                                                                --------------
HEALTH CARE -- (4.5%)
#*  Acadia Healthcare Co., Inc.......................................   749,034     22,463,530
*   Achillion Pharmaceuticals, Inc................................... 1,609,952     10,319,792
#*  Aclaris Therapeutics, Inc........................................    15,605         27,309
#*  Acorda Therapeutics, Inc.........................................   743,079      1,226,080
*   Addus HomeCare Corp..............................................   152,444     12,837,309
*   Aduro Biotech, Inc...............................................    37,605         42,870
#*  Adverum Biotechnologies, Inc.....................................   319,021      2,319,283
#*  Akebia Therapeutics, Inc.........................................    58,445        218,000
*   Akorn, Inc.......................................................   560,957      2,799,175
*   Allied Healthcare Products, Inc..................................     1,298          1,480
#*  Allscripts Healthcare Solutions, Inc............................. 1,367,512     14,960,581
*   Alpine Immune Sciences, Inc......................................     5,443         18,180
#*  Altimmune, Inc...................................................    11,574         22,106
#*  AMAG Pharmaceuticals, Inc........................................    79,091        767,578
*   American Shared Hospital Services................................    12,364         29,426
*   Amphastar Pharmaceuticals, Inc...................................   126,775      2,448,659
*   AngioDynamics, Inc...............................................   308,840      4,725,252
#*  Anika Therapeutics, Inc..........................................   145,380     10,233,298
#*  Applied Genetic Technologies Corp................................   217,172        658,031
*   Aravive, Inc.....................................................     2,044         13,266
*   Arcus Biosciences, Inc...........................................     3,700         29,045
*   Ardelyx, Inc.....................................................    65,005        325,025
*   Arena Pharmaceuticals, Inc.......................................    75,079      3,657,473
*   Assembly Biosciences, Inc........................................     4,000         66,040
#*  Assertio Therapeutics, Inc.......................................   341,082        269,489
*   aTyr Pharma, Inc.................................................     1,958          7,010
#*  Avanos Medical, Inc..............................................   360,419     15,872,853
*   Brookdale Senior Living, Inc..................................... 2,070,942     15,221,424
*   Calithera Biosciences, Inc.......................................   349,946      1,007,844
*   Cambrex Corp.....................................................    87,520      5,227,570
*   Catabasis Pharmaceuticals, Inc...................................    28,743        144,865
#*  Catalyst Biosciences, Inc........................................   170,908        929,740
#*  Celldex Therapeutics, Inc........................................    42,912         96,123
*   Chimerix, Inc....................................................   531,268        759,713
#*  Community Health Systems, Inc....................................   325,231      1,151,318
    Computer Programs & Systems, Inc.................................    26,545        612,393
*   Concert Pharmaceuticals, Inc.....................................   127,535        794,543
    CONMED Corp......................................................   180,721     19,882,924
#*  Covetrus, Inc....................................................   199,106      1,974,136
*   Cross Country Healthcare, Inc....................................   396,472      4,285,862
#*  Cumberland Pharmaceuticals, Inc..................................   100,209        527,099

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- -----------
HEALTH CARE -- (Continued)
*    Cymabay Therapeutics, Inc........................................     704 $     3,161
*    DaVita, Inc...................................................... 354,776  20,789,874
*    Digirad Corp.....................................................   9,237      37,779
#*   Diplomat Pharmacy, Inc........................................... 246,966   1,343,495
*    Electromed, Inc..................................................  39,434     266,179
#*   Emergent BioSolutions, Inc....................................... 218,869  12,510,552
*    Enanta Pharmaceuticals, Inc......................................  12,896     785,108
#*   Endo International P.L.C......................................... 200,165     918,757
     Ensign Group, Inc. (The)......................................... 132,735   5,608,054
*    Enzo Biochem, Inc................................................   2,197       6,943
#*   Evolent Health, Inc., Class A.................................... 851,889   6,491,394
*    Five Prime Therapeutics, Inc..................................... 486,025   1,919,799
*    FONAR Corp.......................................................  49,976   1,016,012
#*   GlycoMimetics, Inc...............................................  52,356     276,440
#*   Hanger, Inc......................................................  33,143     749,363
#*   Harvard Bioscience, Inc.......................................... 314,954     881,871
*    HealthStream, Inc................................................ 213,187   5,982,027
*    HMS Holdings Corp................................................ 121,623   3,975,856
#*   Idera Pharmaceuticals, Inc.......................................  42,410     111,962
*    Infinity Pharmaceuticals, Inc....................................  41,724      43,393
*    InfuSystem Holdings, Inc.........................................  53,931     373,742
#*   Inovalon Holdings, Inc., Class A.................................  38,635     603,865
*    Integer Holdings Corp............................................ 277,966  21,525,687
#*   Intra-Cellular Therapies, Inc....................................  74,760     691,530
#*   IntriCon Corp....................................................  38,465     795,456
#    Invacare Corp.................................................... 533,998   4,122,465
*    Jazz Pharmaceuticals P.L.C....................................... 128,896  16,193,204
*    Jounce Therapeutics, Inc......................................... 107,102     387,174
     Kewaunee Scientific Corp.........................................  13,861     220,528
#*   Lannett Co., Inc................................................. 274,480   3,263,567
#*   LHC Group, Inc................................................... 207,945  23,075,657
#*   Ligand Pharmaceuticals, Inc......................................  57,707   6,279,099
     Luminex Corp..................................................... 330,018   6,763,719
*    Magellan Health, Inc............................................. 205,855  13,359,989
#*   Mallinckrodt P.L.C............................................... 830,657   2,624,876
*>>  MedCath Corp..................................................... 103,153           0
*    MEDNAX, Inc...................................................... 699,664  15,364,621
*    Medpace Holdings, Inc............................................   3,500     257,705
#*   Melinta Therapeutics, Inc........................................  36,208      94,141
*    Menlo Therapeutics, Inc..........................................   3,282      16,640
     Meridian Bioscience, Inc......................................... 221,256   2,166,096
*    Merit Medical Systems, Inc....................................... 135,347   2,795,592
#    Merrimack Pharmaceuticals, Inc...................................  35,489     140,182
#*   Mersana Therapeutics, Inc........................................   7,900      14,852
#*   Micron Solutions, Inc............................................     600       1,416
#*   Myriad Genetics, Inc............................................. 519,122  17,478,838
#*   Nabriva Therapeutics P.L.C....................................... 261,900     505,467
#*   NantKwest, Inc...................................................  93,073      97,727
     National HealthCare Corp.........................................  56,786   4,666,673
*    Natus Medical, Inc............................................... 123,113   4,146,446
     Neoleukin Therapeutics, Inc...................................... 101,415     302,217
#*   NewLink Genetics Corp............................................  40,762      60,328
*    NextGen Healthcare, Inc..........................................  55,081     931,144
#*   Nuvectra Corp....................................................  97,361     128,517
*    OncoSec Medical, Inc.............................................  16,020      34,603
#*   OPKO Health, Inc................................................. 129,050     183,251
*    OraSure Technologies, Inc........................................ 372,533   3,181,432
*    Orthofix Medical, Inc............................................  61,464   2,583,332
#*   Otonomy, Inc..................................................... 260,170     593,188

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
#   Owens & Minor, Inc............................................... 1,011,103 $  6,804,723
#   Patterson Cos., Inc..............................................   568,108    9,731,690
#*  PDL BioPharma, Inc............................................... 1,529,957    4,314,479
#   PDS Biotechnology Corp...........................................     6,427       19,217
#   Pennant Group, Inc...............................................    66,367    1,193,942
    Perrigo Co. P.L.C................................................   959,782   50,887,642
#*  PetIQ, Inc.......................................................     6,805      168,220
*   Pfenex, Inc......................................................    55,199      508,935
#*  Premier, Inc., Class A...........................................   249,536    8,129,883
#*  Prestige Consumer Healthcare, Inc................................   355,383   12,601,881
*   Protagonist Therapeutics, Inc....................................    61,293      824,391
*   Prothena Corp. P.L.C.............................................   379,849    3,456,626
*   Providence Service Corp. (The)...................................   156,448    9,992,334
#*  Quorum Health Corp...............................................    39,844       44,227
#*  RTI Surgical Holdings, Inc.......................................   440,633      969,393
*   SeaSpine Holdings Corp...........................................   105,360    1,458,182
*   Select Medical Holdings Corp..................................... 1,027,756   18,725,714
*   Supernus Pharmaceuticals, Inc....................................    28,234      784,623
#*  Surface Oncology, Inc............................................     2,300        3,703
#*  Surgery Partners, Inc............................................    86,266      685,815
#*  Synlogic, Inc....................................................   204,817      438,308
    Taro Pharmaceutical Industries, Ltd..............................    19,906    1,609,201
#*  Tetraphase Pharmaceuticals, Inc..................................     1,600        5,616
#*  Tivity Health, Inc...............................................   142,692    2,313,037
#*  Triple-S Management Corp., Class B...............................   144,082    2,179,961
#*  Trovagene, Inc...................................................     8,919       16,143
*   Vanda Pharmaceuticals, Inc.......................................    94,019    1,270,197
*   Varex Imaging Corp...............................................   159,815    4,796,048
#*  Wright Medical Group NV..........................................    34,109      709,467
#*  Zafgen, Inc......................................................    52,454       38,816
                                                                                ------------
TOTAL HEALTH CARE....................................................            523,399,093
                                                                                ------------
INDUSTRIALS -- (19.0%)
    AAR Corp.........................................................   248,555   10,377,171
    ABM Industries, Inc..............................................   612,913   22,346,808
*   Acacia Research Corp.............................................   339,688      862,808
    ACCO Brands Corp.................................................   806,600    7,380,390
    Acme United Corp.................................................    38,390      793,176
    Actuant Corp., Class A...........................................   374,806    9,283,945
    Acuity Brands, Inc...............................................     3,814      475,949
#   ADT, Inc.........................................................   348,869    2,700,246
*   Advanced Disposal Services, Inc..................................   188,410    6,176,080
*   AECOM............................................................ 1,506,232   60,264,342
*   Aegion Corp......................................................   232,670    5,041,959
*   AeroCentury Corp.................................................     9,508       56,892
#*  Aerovironment, Inc...............................................    37,088    2,150,362
    AGCO Corp........................................................   461,249   35,373,186
#   Air Lease Corp................................................... 1,055,768   46,432,677
*   Air T, Inc.......................................................     1,582       27,384
*   Air Transport Services Group, Inc................................   246,965    5,164,038
    Aircastle, Ltd...................................................   741,125   20,173,423
    Alamo Group, Inc.................................................    86,642    9,275,893
    Alaska Air Group, Inc............................................   377,242   26,191,912
#   Allegiant Travel Co..............................................    14,190    2,374,413
#*  Alpha Pro Tech, Ltd..............................................    15,140       54,504
    Altra Industrial Motion Corp.....................................    41,884    1,290,027
    AMERCO...........................................................   104,935   42,502,872
#*  Ameresco, Inc., Class A..........................................   113,381    1,671,236
#*  American Superconductor Corp.....................................    33,456      261,960

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
*   American Woodmark Corp...........................................    66,942 $ 6,637,969
*   AMREP Corp.......................................................     7,243      42,516
    Apogee Enterprises, Inc..........................................   115,584   4,339,023
    Applied Industrial Technologies, Inc.............................    79,670   4,767,453
*   ARC Document Solutions, Inc......................................   358,157     487,094
#   ArcBest Corp.....................................................   208,057   6,010,767
    Arcosa, Inc......................................................   537,857  20,659,087
#   Argan, Inc.......................................................   173,873   6,581,093
*   Armstrong Flooring, Inc..........................................   218,791   1,343,377
*   Arotech Corp.....................................................   255,687     759,390
*   ASGN, Inc........................................................   141,811   9,017,762
    Astec Industries, Inc............................................   226,279   7,940,130
*   Astronics Corp...................................................   112,377   3,252,190
#*  Astronics Corp., Class B.........................................     5,303     153,787
#*  Atlas Air Worldwide Holdings, Inc................................   247,539   5,428,530
*   Avalon Holdings Corp., Class A...................................    11,325      25,957
    AZZ, Inc.........................................................    38,315   1,486,239
    Barnes Group, Inc................................................   262,473  15,341,547
*   Beacon Roofing Supply, Inc.......................................   542,292  16,832,744
#   BG Staffing, Inc.................................................     9,695     185,465
*   BMC Stock Holdings, Inc..........................................   333,511   9,001,462
    Brady Corp., Class A.............................................   237,163  13,361,763
#   Briggs & Stratton Corp...........................................   660,616   4,868,740
*   Broadwind Energy, Inc............................................    30,065      49,307
*   Builders FirstSource, Inc........................................   119,724   2,706,960
*   CAI International, Inc...........................................   160,588   3,817,177
    Carlisle Cos., Inc...............................................     2,147     326,924
*   CBIZ, Inc........................................................   402,883  11,026,908
#*  CECO Environmental Corp..........................................   394,238   2,704,473
#*  Celadon Group, Inc...............................................   124,825     122,329
*   Chart Industries, Inc............................................   340,682  19,974,186
    Chicago Rivet & Machine Co.......................................     2,571      66,872
#*  CIRCOR International, Inc........................................    97,067   3,716,695
*   Civeo Corp.......................................................   694,884     736,577
*   Clean Harbors, Inc...............................................   207,777  17,133,291
#*  Colfax Corp...................................................... 1,011,578  33,989,021
    Columbus McKinnon Corp...........................................   182,599   6,851,114
    Comfort Systems USA, Inc.........................................    26,448   1,333,244
*   Commercial Vehicle Group, Inc....................................   122,313     891,662
    CompX International, Inc.........................................     5,019      73,579
*   Construction Partners, Inc., Class A.............................     2,500      42,800
*   Continental Building Products, Inc...............................    57,031   1,705,797
*   Continental Materials Corp.......................................       125       1,306
    Copa Holdings SA, Class A........................................    78,628   7,999,613
#*  Cornerstone Building Brands, Inc.................................    99,079     619,244
    Costamare, Inc...................................................   517,418   4,066,905
*   Covenant Transportation Group, Inc., Class A.....................   138,834   2,133,879
*   CPI Aerostructures, Inc..........................................   131,312   1,022,920
    CRA International, Inc...........................................    60,301   2,969,824
    Crane Co.........................................................     4,904     375,254
    CSW Industrials, Inc.............................................    66,297   4,589,078
#   Cubic Corp.......................................................   203,056  14,973,349
#*  Daseke, Inc......................................................    11,971      32,202
    Deluxe Corp......................................................   235,913  12,227,371
    Douglas Dynamics, Inc............................................    57,441   2,689,962
*   Ducommun, Inc....................................................    83,692   4,149,449
*   DXP Enterprises, Inc.............................................   143,420   4,950,858
#*  Dycom Industries, Inc............................................   129,965   5,925,104
#*  Eagle Bulk Shipping, Inc.........................................   238,523   1,035,190

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
    Eastern Co. (The)................................................    33,560 $   925,920
*   Echo Global Logistics, Inc.......................................   367,158   7,310,116
    Ecology and Environment, Inc., Class A...........................     8,425     127,386
    EMCOR Group, Inc.................................................   115,491  10,129,716
    Encore Wire Corp.................................................   142,082   7,985,008
    EnerSys..........................................................   105,411   7,047,779
    Ennis, Inc.......................................................   155,495   3,046,147
    EnPro Industries, Inc............................................    65,740   4,572,217
    ESCO Technologies, Inc...........................................   193,837  16,377,288
    Espey Manufacturing & Electronics Corp...........................     8,752     198,933
    Federal Signal Corp..............................................   647,563  21,006,944
    Fluor Corp.......................................................   640,912  10,325,092
    Fortune Brands Home & Security, Inc..............................    94,388   5,667,999
    Forward Air Corp.................................................    63,148   4,367,947
*   Franklin Covey Co................................................    52,115   1,990,793
    Franklin Electric Co., Inc.......................................   223,326  12,026,105
*   FreightCar America, Inc..........................................   194,520     649,697
*   FTI Consulting, Inc..............................................   287,633  31,314,605
#*  Gates Industrial Corp. P.L.C.....................................    70,945     709,450
#   GATX Corp........................................................   284,586  22,638,816
#*  Genco Shipping & Trading, Ltd....................................   274,198   2,709,076
*   Gencor Industries, Inc...........................................    70,812     885,150
*   Genesee & Wyoming, Inc., Class A.................................   544,362  60,440,513
*   Gibraltar Industries, Inc........................................   231,728  12,334,881
*   GMS, Inc.........................................................   289,153   8,663,024
*   Goldfield Corp. (The)............................................   162,320     368,466
    Gorman-Rupp Co. (The)............................................   325,474  12,023,010
*   GP Strategies Corp...............................................   122,521   1,359,983
    Graham Corp......................................................    58,541   1,326,539
#   Granite Construction, Inc........................................   374,655   8,819,379
*   Great Lakes Dredge & Dock Corp...................................   547,327   5,883,765
#   Greenbrier Cos., Inc. (The)......................................   277,915   8,140,130
    Griffon Corp.....................................................   328,242   6,994,837
#   Hawaiian Holdings, Inc...........................................   422,866  12,098,196
#*  HC2 Holdings, Inc................................................   107,994     254,866
#   Heartland Express, Inc...........................................   267,664   5,594,178
    Heidrick & Struggles International, Inc..........................   179,630   5,112,270
    Helios Technologies, Inc.........................................    50,400   1,997,352
*   Herc Holdings, Inc...............................................   101,335   4,485,087
*   Heritage-Crystal Clean, Inc......................................    87,954   2,334,299
    Herman Miller, Inc...............................................    42,798   1,990,107
*   Hertz Global Holdings, Inc....................................... 1,563,779  21,126,654
*   Hill International, Inc..........................................   128,131     365,173
    Hillenbrand, Inc.................................................    99,040   3,049,442
    HNI Corp.........................................................    22,355     849,490
*   Houston Wire & Cable Co..........................................    50,908     216,359
*   Hub Group, Inc., Class A.........................................   381,098  17,454,288
*   Hudson Global, Inc...............................................       669       7,493
#*  Hudson Technologies, Inc.........................................    13,822       8,704
    Hurco Cos., Inc..................................................    45,942   1,598,322
*   Huron Consulting Group, Inc......................................   215,639  14,262,363
*   Huttig Building Products, Inc....................................     2,945       6,243
    Hyster-Yale Materials Handling, Inc..............................   123,637   6,270,869
    ICF International, Inc...........................................   140,159  12,010,225
*   IES Holdings, Inc................................................     6,302     122,259
*   InnerWorkings, Inc...............................................   834,349   4,046,593
*   Innovative Solutions & Support, Inc..............................     9,704      42,504
    Insteel Industries, Inc..........................................   173,083   3,300,693
    Interface, Inc...................................................   168,259   2,798,147

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
    ITT, Inc.........................................................   258,640 $15,376,148
*   JELD-WEN Holding, Inc............................................   258,682   4,420,875
*   JetBlue Airways Corp............................................. 2,616,272  50,494,050
#   Kadant, Inc......................................................    37,011   3,360,599
    Kaman Corp.......................................................   198,020  11,617,833
    Kelly Services, Inc., Class A....................................   265,294   6,369,709
    Kennametal, Inc..................................................   350,178  10,838,009
    Kimball International, Inc., Class B.............................     1,723      35,080
*   Kirby Corp.......................................................   276,065  21,853,305
#   Knight-Swift Transportation Holdings, Inc........................ 1,027,428  37,460,025
    Knoll, Inc.......................................................    84,245   2,252,711
    Korn Ferry.......................................................   494,352  18,137,775
*   Lawson Products, Inc.............................................    39,693   1,823,893
*   LB Foster Co., Class A...........................................    57,837   1,052,633
*   Limbach Holdings, Inc............................................   114,369     512,373
*   LS Starrett Co. (The), Class A...................................     3,180      17,045
    LSC Communications, Inc..........................................    60,171      58,667
    LSI Industries, Inc..............................................   141,445     734,100
*   Lydall, Inc......................................................   154,528   3,024,113
#   Macquarie Infrastructure Corp....................................   474,853  20,485,158
*   Manitex International, Inc.......................................    30,755     170,998
*   Manitowoc Co., Inc. (The)........................................   534,168   6,815,984
    ManpowerGroup, Inc...............................................   311,724  28,341,946
    Marten Transport, Ltd............................................   291,891   6,322,359
*   Masonite International Corp......................................   115,162   7,072,098
#*  MasTec, Inc......................................................   584,383  36,781,066
#*  Mastech Digital, Inc.............................................     1,824      13,625
    Matson, Inc......................................................   326,130  12,451,643
#   Matthews International Corp., Class A............................   247,435   9,150,146
    McGrath RentCorp.................................................   195,192  14,895,102
*   Mercury Systems, Inc.............................................   246,329  18,144,594
*   Mesa Air Group, Inc..............................................    42,723     325,549
*   Milacron Holdings Corp...........................................   149,374   2,497,533
    Miller Industries, Inc...........................................    72,469   2,605,261
*   Mistras Group, Inc...............................................   228,470   3,541,285
    Mobile Mini, Inc.................................................   348,235  13,100,601
    Moog, Inc., Class A..............................................   200,635  16,795,156
*   MRC Global, Inc..................................................   332,696   3,779,427
    MSC Industrial Direct Co., Inc., Class A.........................   130,574   9,559,323
    Mueller Industries, Inc..........................................   219,876   6,765,585
    Mueller Water Products, Inc., Class A............................   149,508   1,749,244
*   MYR Group, Inc...................................................   146,060   5,025,925
#   National Presto Industries, Inc..................................    40,160   3,457,374
    Nielsen Holdings P.L.C...........................................   390,059   7,863,589
*   NL Industries, Inc...............................................    59,756     246,792
#   NN, Inc..........................................................   392,877   2,836,572
*   Northwest Pipe Co................................................   128,586   3,921,873
#*  NOW, Inc......................................................... 1,427,126  15,041,908
#*  NV5 Global, Inc..................................................    56,880   4,119,818
    nVent Electric P.L.C.............................................   330,338   7,617,594
*   Orion Group Holdings, Inc........................................   353,283   1,731,087
    Oshkosh Corp.....................................................   320,040  27,325,015
    Owens Corning....................................................   734,162  44,989,447
*   PAM Transportation Services, Inc.................................    25,892   1,483,612
    Park Aerospace Corp..............................................   236,537   4,018,764
    Park-Ohio Holdings Corp..........................................   111,128   3,418,297
*   Patrick Industries, Inc..........................................   120,601   5,958,895
*   Patriot Transportation Holding, Inc..............................     5,926     106,668
*   Perma-Fix Environmental Services.................................    15,435      73,316

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
*   Perma-Pipe International Holdings, Inc...........................    27,948 $   248,178
*   PGT Innovations, Inc.............................................   173,039   3,055,869
*   PICO Holdings, Inc...............................................   152,801   1,647,195
    Powell Industries, Inc...........................................   153,666   6,017,561
    Preformed Line Products Co.......................................    36,314   1,982,744
    Primoris Services Corp...........................................   385,139   7,872,241
#   Quad/Graphics, Inc...............................................   325,138   1,472,875
    Quanex Building Products Corp....................................   329,519   6,356,422
    Quanta Services, Inc............................................. 1,422,606  59,820,582
*   Radiant Logistics, Inc...........................................   375,203   2,022,344
*   RCM Technologies, Inc............................................    41,207     124,033
    Regal Beloit Corp................................................   339,778  25,160,561
*   Resideo Technologies, Inc........................................   278,537   2,654,458
    Resources Connection, Inc........................................   354,901   5,199,300
#   REV Group, Inc...................................................    73,309     911,964
*   Rexnord Corp.....................................................   273,444   7,735,731
#*  Roadrunner Transportation Systems, Inc...........................     1,100      12,364
    Rush Enterprises, Inc., Class A..................................   180,514   7,886,657
    Rush Enterprises, Inc., Class B..................................    26,239   1,126,178
    Ryder System, Inc................................................   538,529  26,188,665
*   Saia, Inc........................................................   196,242  17,504,786
    Schneider National, Inc., Class B................................   397,361   9,087,646
    Scorpio Bulkers, Inc.............................................   556,402   3,616,613
*   Sensata Technologies Holding P.L.C...............................    95,306   4,878,714
*   SIFCO Industries, Inc............................................    16,504      42,085
    SkyWest, Inc.....................................................   481,651  28,682,317
    Snap-on, Inc.....................................................    53,421   8,689,994
*   SP Plus Corp.....................................................   178,201   7,871,138
    Spartan Motors, Inc..............................................   345,860   6,042,174
*   Spirit Airlines, Inc.............................................   551,394  20,710,359
*   SPX FLOW, Inc....................................................   162,393   7,353,155
    Standex International Corp.......................................    23,467   1,778,329
    Steelcase, Inc., Class A.........................................   659,469  11,520,923
*   Sterling Construction Co., Inc...................................   239,923   3,897,549
#*  Sunrun, Inc......................................................   206,769   3,213,190
#*  Team, Inc........................................................   415,004   7,536,473
    Terex Corp.......................................................   391,722  10,791,941
#*  Textainer Group Holdings, Ltd....................................   148,551   1,537,503
*   Thermon Group Holdings, Inc......................................   286,344   6,823,578
    Timken Co. (The).................................................   369,647  18,112,703
    Titan International, Inc.........................................   953,592   2,546,091
*   Titan Machinery, Inc.............................................   254,536   4,225,298
#*  TPI Composites, Inc..............................................     9,821     201,625
*   Transcat, Inc....................................................    16,850     528,079
*   TriMas Corp......................................................    92,319   2,983,750
#   Trinity Industries, Inc.......................................... 1,321,953  26,148,230
    Triton International, Ltd........................................   625,103  22,941,280
#   Triumph Group, Inc...............................................    88,284   1,833,659
*   TrueBlue, Inc....................................................   389,462   8,918,680
#*  Tutor Perini Corp................................................   463,109   7,164,296
*   Twin Disc, Inc...................................................    56,532     608,284
*   Ultralife Corp...................................................   140,669   1,215,380
    UniFirst Corp....................................................    61,396  12,330,773
#*  Univar Solutions, Inc............................................   227,883   4,890,369
    Universal Forest Products, Inc...................................   512,199  25,794,342
    Universal Logistics Holdings, Inc................................     3,739      70,499
#*  USA Truck, Inc...................................................   107,039     848,819
    Valmont Industries, Inc..........................................    26,263   3,603,021
*   Vectrus, Inc.....................................................   139,865   6,393,229

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE+
                                                                       --------- --------------
INDUSTRIALS -- (Continued)
#*   Veritiv Corp.....................................................   212,734 $    2,901,692
     Viad Corp........................................................   157,968      9,639,207
     Virco Manufacturing Corp.........................................    19,199         75,260
*    Volt Information Sciences, Inc...................................    38,633        114,354
     VSE Corp.........................................................    75,452      2,898,866
#    Wabash National Corp.............................................   753,570     10,745,908
     Watts Water Technologies, Inc., Class A..........................    83,654      7,800,736
#    Werner Enterprises, Inc..........................................   683,012     24,929,938
*    Wesco Aircraft Holdings, Inc.....................................   746,938      8,231,257
*    WESCO International, Inc.........................................   549,973     27,581,146
#*   Willdan Group, Inc...............................................    18,189        551,127
*    Willis Lease Finance Corp........................................    12,818        698,709
#*   WillScot Corp....................................................    51,501        811,656
#*   XPO Logistics, Inc...............................................   363,799     27,794,244
                                                                                 --------------
TOTAL INDUSTRIALS.....................................................            2,209,273,117
                                                                                 --------------
INFORMATION TECHNOLOGY -- (10.3%)
*>>  Actua Corp.......................................................    92,463         41,146
*    ADDvantage Technologies Group, Inc...............................    11,887         26,865
     ADTRAN, Inc......................................................   675,860      5,954,327
*    Advanced Energy Industries, Inc..................................    15,722        929,170
*    Agilysys, Inc....................................................   121,843      3,069,225
*    Alithya Group, Inc., Class A.....................................    57,456        156,280
     Alliance Data Systems Corp.......................................     8,696        869,600
*    Alpha & Omega Semiconductor, Ltd.................................   208,091      2,717,668
     American Software, Inc., Class A.................................     3,800         61,598
*    Amkor Technology, Inc............................................ 1,344,082     16,706,939
*    Amtech Systems, Inc..............................................    63,653        364,095
*    Anixter International, Inc.......................................   281,840     23,322,260
#*   Applied Optoelectronics, Inc.....................................    77,600        726,336
*    Arlo Technologies, Inc...........................................   773,769      2,638,552
*    Arrow Electronics, Inc...........................................   922,098     73,103,929
#    AstroNova, Inc...................................................    50,349        798,535
#*   Asure Software, Inc..............................................    34,796        314,382
*    Avaya Holdings Corp..............................................   102,282      1,236,589
*    Aviat Networks, Inc..............................................    20,319        280,605
     Avnet, Inc....................................................... 1,141,128     45,143,024
     AVX Corp.........................................................   799,635     12,250,408
*    Aware, Inc.......................................................   131,691        350,298
*    Axcelis Technologies, Inc........................................   298,367      5,719,695
*    AXT, Inc.........................................................   417,290      1,301,945
     Bel Fuse, Inc., Class A..........................................     3,065         41,071
     Bel Fuse, Inc., Class B..........................................    91,055      1,339,419
     Belden, Inc......................................................   199,666     10,238,872
     Benchmark Electronics, Inc.......................................   322,317     10,926,546
*    BK Technologies Corp.............................................     8,250         29,469
     Brooks Automation, Inc...........................................   407,619     17,311,579
*    BSQUARE Corp.....................................................    20,265         21,886
*    CACI International, Inc., Class A................................   139,076     31,118,255
*    CalAmp Corp......................................................   199,471      2,238,065
*    Calix, Inc.......................................................   431,571      3,301,518
*    CCUR Holdings, Inc...............................................    43,478        154,347
*    CEVA, Inc........................................................    28,176        766,951
*    Cirrus Logic, Inc................................................   223,926     15,218,011
*    Cision, Ltd......................................................     5,700         57,399
*    Clearfield, Inc..................................................    46,263        570,423
#*   ClearOne, Inc....................................................       400            600
*    Coherent, Inc....................................................     5,413        806,104
#    Cohu, Inc........................................................   454,828      7,559,241

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  CommScope Holding Co., Inc.......................................   366,020 $ 4,099,424
    Communications Systems, Inc......................................    45,435     270,338
*   Computer Task Group, Inc.........................................   134,082     722,702
    Comtech Telecommunications Corp..................................   224,833   7,857,913
*   Conduent, Inc....................................................   886,188   5,476,642
#   CSP, Inc.........................................................     5,024      62,398
    CTS Corp.........................................................   192,016   5,122,987
*   CyberOptics Corp.................................................    77,004   1,415,334
    Daktronics, Inc..................................................   467,603   3,207,757
*   Data I/O Corp....................................................    88,301     322,299
#*  Diebold Nixdorf, Inc.............................................   258,196   1,807,372
*   Digi International, Inc..........................................   193,642   2,792,318
*   Diodes, Inc......................................................   430,279  20,072,515
*   DSP Group, Inc...................................................   127,305   1,898,118
    DXC Technology Co................................................   121,399   3,359,110
#   Ebix, Inc........................................................     6,100     260,043
*   EchoStar Corp., Class A..........................................   430,316  16,782,324
*   EMCORE Corp......................................................   218,211     648,087
*   ePlus, Inc.......................................................    92,204   7,203,899
#*  Evolving Systems, Inc............................................     4,622       5,778
*   Fabrinet.........................................................   459,119  25,816,261
#*  FARO Technologies, Inc...........................................   132,334   6,309,685
#*  Finjan Holdings, Inc.............................................    89,027     170,932
#*  First Solar, Inc.................................................   334,974  17,348,303
#*  Fitbit, Inc., Class A............................................   297,411   1,838,000
*   Flex, Ltd........................................................ 1,890,014  22,207,665
*   FormFactor, Inc..................................................   545,274  11,903,331
*   Frequency Electronics, Inc.......................................    38,791     457,734
*   GSE Systems, Inc.................................................    70,034      91,745
*   GSI Technology, Inc..............................................   128,546   1,005,230
#*  Harmonic, Inc....................................................   944,723   7,349,945
#*  Ichor Holdings, Ltd..............................................   284,024   8,267,939
*   IEC Electronics Corp.............................................    12,532      83,087
#*  II-VI, Inc.......................................................   796,159  26,392,671
#*  Infinera Corp.................................................... 2,135,934  11,939,871
*   Insight Enterprises, Inc.........................................   228,044  13,997,341
    InterDigital, Inc................................................    84,811   4,548,414
*   inTEST Corp......................................................   160,960     772,608
*   Intevac, Inc.....................................................    45,592     263,522
    Jabil, Inc....................................................... 1,280,115  47,133,834
    KBR, Inc......................................................... 1,118,346  31,492,623
#   KEMET Corp.......................................................   176,657   3,840,523
*   Key Tronic Corp..................................................    63,990     382,020
*   Kimball Electronics, Inc.........................................   168,709   2,507,016
*   Knowles Corp.....................................................   681,359  14,703,727
    Kulicke & Soffa Industries, Inc..................................   462,183  10,974,535
*   KVH Industries, Inc..............................................   130,284   1,331,502
#*  Lantronix, Inc...................................................    26,939      83,511
*   Lightpath Technologies, Inc., Class A............................    52,711      36,371
*   Limelight Networks, Inc..........................................   207,765     876,768
#*  LiveRamp Holdings, Inc...........................................    83,641   3,269,527
    LogMeIn, Inc.....................................................   159,140  10,452,315
*   Luna Innovations, Inc............................................    61,189     368,970
#*  MACOM Technology Solutions Holdings, Inc.........................    21,501     488,933
    ManTech International Corp., Class A.............................   230,695  18,266,430
    Methode Electronics, Inc.........................................   275,218   9,467,499
    MKS Instruments, Inc.............................................   216,219  23,399,220
    MTS Systems Corp.................................................    58,994   3,331,981
#*  Napco Security Technologies, Inc.................................    44,376   1,347,255

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   NeoPhotonics Corp................................................   432,252 $ 2,844,218
*   NETGEAR, Inc.....................................................   356,746   9,692,789
#*  Netscout Systems, Inc............................................   673,071  16,301,780
*   NetSol Technologies, Inc.........................................     2,106      10,972
    Network-1 Technologies, Inc......................................    99,089     221,959
*   ON Semiconductor Corp............................................ 1,376,751  28,085,720
*   OneSpan, Inc.....................................................   208,897   3,908,463
*   Onto Innovation Inc..............................................   566,052  18,226,867
*   Optical Cable Corp...............................................    55,866     164,805
#*  OSI Systems, Inc.................................................   151,040  14,989,210
    PC Connection, Inc...............................................   136,725   6,677,649
    PC-Tel, Inc......................................................    41,748     298,498
#*  PDF Solutions, Inc...............................................   109,418   1,768,195
*   Perceptron, Inc..................................................    48,702     220,864
#*  Perficient, Inc..................................................   333,102  13,057,598
    Perspecta, Inc...................................................   257,524   6,834,687
*   Photronics, Inc..................................................   691,569   8,160,514
#   Plantronics, Inc.................................................    30,515   1,202,901
*   Plexus Corp......................................................   307,603  22,744,166
    Presidio, Inc....................................................     4,590      76,194
*   PRGX Global, Inc.................................................    34,537     172,685
*   Qualstar Corp....................................................     2,764      14,649
*   Qumu Corp........................................................     8,786      26,094
*   Rambus, Inc......................................................   814,054  11,270,578
#*  RealNetworks, Inc................................................    44,435      71,985
    RF Industries, Ltd...............................................    61,255     363,855
*   Ribbon Communications, Inc.......................................   396,281   1,700,046
    Richardson Electronics, Ltd......................................    74,071     427,390
*   Rogers Corp......................................................   145,107  19,659,096
*   Rubicon Technology, Inc..........................................       262       2,243
*   Sanmina Corp.....................................................   579,095  17,795,589
    Sapiens International Corp. NV...................................     6,660     140,726
*   ScanSource, Inc..................................................   195,666   6,320,012
*   Seachange International, Inc.....................................    85,038     255,964
#*  SecureWorks Corp., Class A.......................................     2,184      26,557
*   Sigmatron International, Inc.....................................     2,700      11,151
*   SMART Global Holdings, Inc.......................................     8,425     250,223
#*  SMTC Corp........................................................    26,912      55,439
*   Steel Connect, Inc...............................................     7,832      12,218
#*  Stratasys, Ltd...................................................   309,319   6,396,717
*   Super Micro Computer, Inc........................................   399,185   8,255,146
*   Sykes Enterprises, Inc...........................................   424,128  13,103,435
#*  Synaptics, Inc...................................................   271,012  11,412,315
#*  Synchronoss Technologies, Inc....................................    52,555     315,330
    SYNNEX Corp......................................................   365,094  42,986,168
*   Tech Data Corp...................................................   455,346  55,324,539
    TESSCO Technologies, Inc.........................................    58,280     774,541
    TiVo Corp........................................................ 1,002,844   8,163,150
*   Trio-Tech International..........................................     3,288      12,133
#*  TTM Technologies, Inc............................................   880,589  10,311,697
#*  Ultra Clean Holdings, Inc........................................   599,357  12,808,259
*   Veeco Instruments, Inc...........................................   468,640   6,392,250
*   Verint Systems, Inc..............................................    57,067   2,590,271
    Vishay Intertechnology, Inc...................................... 1,018,098  20,514,675
*   Vishay Precision Group, Inc......................................    97,344   3,314,563
    Wayside Technology Group, Inc....................................    18,888     271,987
*   Wireless Telecom Group, Inc......................................    23,991      34,787
*   Xerox Holdings Corp.............................................. 1,083,724  36,770,755

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    Xperi Corp.......................................................   370,932 $    7,531,774
                                                                                --------------
TOTAL INFORMATION TECHNOLOGY.........................................            1,189,038,470
                                                                                --------------
MATERIALS -- (5.9%)
>>  A Schulman, Inc..................................................    62,881              0
*   AdvanSix, Inc....................................................    88,983      2,025,253
#*  AgroFresh Solutions, Inc.........................................   179,478        412,799
#   Albemarle Corp...................................................     5,085        308,863
#*  Alcoa Corp....................................................... 1,496,924     31,121,050
#*  Allegheny Technologies, Inc......................................   548,020     11,513,900
    American Vanguard Corp...........................................   288,759      4,036,851
#*  Ampco-Pittsburgh Corp............................................     2,668         10,352
    Ashland Global Holdings, Inc.....................................    91,286      7,062,798
    Boise Cascade Co.................................................   329,223     11,776,307
    Cabot Corp.......................................................   149,538      6,518,361
    Carpenter Technology Corp........................................   444,351     21,782,086
#*  Century Aluminum Co..............................................   997,280      5,814,142
#   Chemours Co. (The)...............................................    14,053        230,610
#*  Clearwater Paper Corp............................................    92,258      1,710,463
*   Coeur Mining, Inc................................................ 1,984,963     10,956,996
    Commercial Metals Co............................................. 1,104,046     21,341,209
*   Core Molding Technologies, Inc...................................    41,394        236,360
    Domtar Corp......................................................   526,236     19,149,728
*   Element Solutions, Inc........................................... 1,715,346     18,628,658
*   Ferro Corp.......................................................    51,941        578,103
    Ferroglobe P.L.C................................................. 1,024,995        633,652
    Flexible Solutions International, Inc............................    23,298         64,913
#*  Flotek Industries, Inc...........................................   218,087        416,546
    Friedman Industries, Inc.........................................    61,222        424,262
    FutureFuel Corp..................................................   308,079      3,798,614
*   GCP Applied Technologies, Inc....................................    53,344      1,102,087
#   Gold Resource Corp...............................................   216,708        949,181
    Graphic Packaging Holding Co..................................... 1,209,725     18,944,293
    Greif, Inc., Class A.............................................   195,729      7,666,705
    Greif, Inc., Class B.............................................    28,017      1,317,640
    Hawkins, Inc.....................................................    74,399      3,180,557
    Haynes International, Inc........................................   192,219      6,623,867
#   HB Fuller Co.....................................................   431,713     21,067,594
#   Hecla Mining Co.................................................. 3,977,559      9,148,386
    Huntsman Corp.................................................... 1,321,619     29,247,428
    Innophos Holdings, Inc...........................................   155,486      5,071,953
    Innospec, Inc....................................................   254,442     23,245,821
*   Intrepid Potash, Inc............................................. 1,046,515      3,233,731
    Kaiser Aluminum Corp.............................................    90,908      9,734,429
*   Kraton Corp......................................................   310,721      6,966,365
#   Kronos Worldwide, Inc............................................   140,604      1,782,859
#*  Livent Corp......................................................   282,636      1,938,883
    Louisiana-Pacific Corp...........................................   748,541     21,879,853
#*  LSB Industries, Inc..............................................   114,707        485,211
    Materion Corp....................................................   158,011      8,981,345
#*  McEwen Mining, Inc...............................................    61,134        102,094
#   Mercer International, Inc........................................   530,275      6,469,355
    Minerals Technologies, Inc.......................................   268,299     13,267,386
    Mosaic Co. (The)................................................. 1,096,794     21,804,265
    Neenah, Inc......................................................    15,795      1,018,778
#   Nexa Resources SA................................................    48,387        517,257
    Northern Technologies International Corp.........................    27,508        343,300
#   Olin Corp........................................................ 1,131,195     20,746,116
    Olympic Steel, Inc...............................................    99,247      1,486,720

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
MATERIALS -- (Continued)
    Owens-Illinois, Inc..............................................   233,679 $  1,986,272
    PH Glatfelter Co.................................................   327,557    5,896,026
*   PQ Group Holdings, Inc...........................................    97,792    1,610,634
#*  Ramaco Resources, Inc............................................     1,595        5,662
#   Rayonier Advanced Materials, Inc.................................   730,352    3,045,568
    Reliance Steel & Aluminum Co.....................................   646,255   74,991,430
    Resolute Forest Products, Inc....................................   707,287    2,560,379
*   Ryerson Holding Corp.............................................     5,590       48,577
    Schnitzer Steel Industries, Inc., Class A........................   282,922    6,037,555
    Schweitzer-Mauduit International, Inc............................   249,685   10,109,746
    Sonoco Products Co...............................................   177,734   10,255,252
    Steel Dynamics, Inc..............................................   849,402   25,787,845
    Stepan Co........................................................   173,273   16,932,238
#*  Summit Materials, Inc., Class A..................................   800,077   18,345,766
*   SunCoke Energy, Inc..............................................   719,640    3,806,896
    Synalloy Corp....................................................    48,132      753,747
#*  TimkenSteel Corp.................................................   712,867    4,006,313
*   Trecora Resources................................................   152,923    1,341,135
    Tredegar Corp....................................................   147,263    2,927,588
#   Trinseo SA.......................................................   190,488    8,095,740
*   Tronox Holdings P.L.C., Class A..................................   215,108    1,826,267
*   UFP Technologies, Inc............................................    18,351      763,585
    United States Lime & Minerals, Inc...............................    32,961    2,917,048
#   United States Steel Corp......................................... 1,830,643   21,070,701
#*  Universal Stainless & Alloy Products, Inc........................    81,001    1,087,033
#*  US Concrete, Inc.................................................   133,202    6,961,137
*   Venator Materials P.L.C..........................................   205,976      508,761
#*  Verso Corp., Class A.............................................   464,288    6,797,176
#   Warrior Met Coal, Inc............................................    75,892    1,478,376
#   Westlake Chemical Corp...........................................   125,849    7,952,398
    WestRock Co......................................................     4,968      185,654
    Worthington Industries, Inc......................................   199,614    7,347,791
                                                                                ------------
TOTAL MATERIALS......................................................            686,316,631
                                                                                ------------
REAL ESTATE -- (0.2%)
    Alexander & Baldwin, Inc.........................................    12,650      297,402
#   Consolidated-Tomoka Land Co......................................    37,940    2,427,022
#*  Forestar Group, Inc..............................................    41,040      770,731
*   FRP Holdings, Inc................................................    36,869    1,909,077
    Griffin Industrial Realty, Inc...................................    12,367      487,012
#*  Marcus & Millichap, Inc..........................................    17,611      629,065
#*  Rafael Holdings, Inc., Class B...................................   125,235    2,175,332
    RE/MAX Holdings, Inc., Class A...................................   129,694    4,338,264
#   Realogy Holdings Corp............................................   524,058    4,129,577
#*  St Joe Co. (The).................................................    18,123      336,182
*   Stratus Properties, Inc..........................................     4,030      111,147
*   Tejon Ranch Co...................................................   263,291    4,233,719
#*  Trinity Place Holdings, Inc......................................    27,774      110,541
                                                                                ------------
TOTAL REAL ESTATE....................................................             21,955,071
                                                                                ------------
UTILITIES -- (0.2%)
#*  AquaVenture Holdings, Ltd........................................    66,286    1,300,531
#   Genie Energy, Ltd., Class B......................................   145,901    1,086,962
#   Ormat Technologies, Inc..........................................   218,373   16,718,637

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                           SHARES       VALUE+
                                                                         ---------- ---------------
UTILITIES -- (Continued)
       TerraForm Power, Inc., Class A...................................    168,425 $     2,859,857
                                                                                    ---------------
TOTAL UTILITIES.........................................................                 21,965,987
                                                                                    ---------------
TOTAL COMMON STOCKS.....................................................             10,683,933,487
                                                                                    ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
       GCI Liberty, Inc.................................................     22,908         601,793
                                                                                    ---------------
RIGHTS/WARRANTS -- (0.0%)
HEALTH CARE -- (0.0%)
*>>    Biocept, Inc. Warrant 08/02/2023.................................    366,740               0
                                                                                    ---------------
TOTAL INVESTMENT SECURITIES.............................................
      (Cost $9,565,560,141).............................................             10,684,535,280
                                                                                    ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
       State Street Institutional U.S. Government Money Market Fund
         1.752%......................................................... 88,748,588      88,748,588
                                                                                    ---------------
SECURITIES LENDING COLLATERAL -- (7.1%)
@(S)   The DFA Short Term Investment Fund............................... 71,335,750     825,425,969
                                                                                    ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $10,479,633,200)............................................            $11,598,709,837
                                                                                    ===============

As of October 31, 2019, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............    612     12/20/19  $89,594,995 $92,895,480   $3,300,485
                                                         ----------- -----------   ----------
TOTAL FUTURES CONTRACTS............                      $89,594,995 $92,895,480   $3,300,485
                                                         =========== ===========   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                                 LEVEL 1     LEVEL 2  LEVEL 3     TOTAL
                                              -------------- -------- ------- --------------
Common Stocks
   Communication Services.................... $  334,476,088       --   --    $  334,476,088
   Consumer Discretionary....................  1,498,811,410 $ 61,811   --     1,498,873,221
   Consumer Staples..........................    429,702,075       --   --       429,702,075
   Energy....................................    793,764,315       --   --       793,764,315
   Financials................................  2,974,965,929  203,490   --     2,975,169,419
   Health Care...............................    523,399,093       --   --       523,399,093
   Industrials...............................  2,209,273,117       --   --     2,209,273,117
   Information Technology....................  1,188,997,324   41,146   --     1,189,038,470
   Materials.................................    686,316,631       --   --       686,316,631
   Real Estate...............................     21,955,071       --   --        21,955,071
   Utilities.................................     21,965,987       --   --        21,965,987
Preferred Stocks
   Communication Services....................        601,793       --   --           601,793
Temporary Cash Investments...................     88,748,588       --   --        88,748,588

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                  LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                              --------------- ------------ ------- ---------------
Securities Lending Collateral................              -- $825,425,969   --    $   825,425,969
Futures Contracts**.......................... $     3,300,485           --   --          3,300,485
                                              --------------- ------------   --    ---------------
TOTAL........................................ $10,776,277,906 $825,732,416   --    $11,602,010,322
                                              =============== ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (91.4%)
COMMUNICATION SERVICES -- (3.2%)
    A.H. Belo Corp., Class A.........................................   142,107 $    511,585
*   Alaska Communications Systems Group, Inc.........................     6,708       11,001
#   AMC Entertainment Holdings, Inc., Class A........................ 1,039,277    9,738,025
    ATN International, Inc...........................................   419,219   24,830,341
*   Ballantyne Strong, Inc...........................................   255,429      743,298
    Beasley Broadcast Group, Inc., Class A...........................   148,470      424,624
#*  Cars.com, Inc.................................................... 1,106,670   12,516,438
#   Consolidated Communications Holdings, Inc........................ 1,490,982    5,963,928
*   Cumulus Media, Inc., Class A.....................................    21,824      298,771
*   DHI Group, Inc...................................................   419,175    1,517,414
*   DISH Network Corp., Class A......................................       712       24,479
    Emerald Expositions Events, Inc..................................   421,685    4,098,778
*   Emmis Communications Corp., Class A..............................    19,841       93,650
#   Entercom Communications Corp., Class A...........................   267,757      931,794
    Entravision Communications Corp., Class A........................   865,442    2,457,855
#   EW Scripps Co. (The), Class A.................................... 1,724,531   23,169,074
#*  Fluent, Inc......................................................    21,610       50,351
#   Gannett Co., Inc................................................. 1,968,174   21,354,688
#*  GCI Liberty, Inc., Class A.......................................    32,672    2,286,387
*   Gray Television, Inc............................................. 2,297,685   37,705,011
*   Gray Television, Inc., Class A...................................    19,881      354,876
*   Harte-Hanks, Inc.................................................    47,393      126,539
#*  Iridium Communications, Inc...................................... 2,263,487   55,387,527
*   Liberty Latin America, Ltd., Class A.............................   593,844   11,098,944
#*  Liberty Latin America, Ltd., Class C............................. 1,108,342   20,404,576
#   Lions Gate Entertainment Corp., Class A..........................   978,545    7,818,575
#   Lions Gate Entertainment Corp., Class B..........................   842,807    6,312,624
    Marcus Corp. (The)...............................................   503,479   18,175,592
#*  McClatchy Co. (The), Class A.....................................    17,682       45,973
#*  Meet Group, Inc. (The)...........................................   778,999    3,318,536
#   Meredith Corp....................................................   274,646   10,354,154
#   New Media Investment Group, Inc.................................. 1,832,942   16,148,219
#   Nexstar Media Group, Inc., Class A...............................    58,852    5,725,711
*   ORBCOMM, Inc.....................................................    59,707      239,425
#*  Reading International, Inc., Class A.............................    83,071      944,517
    Saga Communications, Inc., Class A...............................   160,586    4,844,880
    Salem Media Group, Inc...........................................   212,213      320,442
    Scholastic Corp.................................................. 1,248,282   48,058,857
    Sinclair Broadcast Group, Inc., Class A..........................    59,528    2,371,596
    Spok Holdings, Inc...............................................   410,555    4,885,605
    Telephone & Data Systems, Inc.................................... 3,304,152   86,205,326
    Townsquare Media, Inc., Class A..................................     7,408       50,300
    Tribune Publishing Co............................................   190,858    1,710,088
#*  United States Cellular Corp......................................   645,384   24,021,192
#*  Urban One, Inc...................................................     5,097       11,213
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            477,662,779
                                                                                ------------
CONSUMER DISCRETIONARY -- (12.6%)
    Aaron's, Inc..................................................... 1,452,368  108,825,934
#   Abercrombie & Fitch Co., Class A................................. 1,294,712   20,961,387
#   Acushnet Holdings Corp...........................................   224,349    6,382,729
*   Adtalem Global Education, Inc.................................... 1,812,633   53,980,211
    AMCON Distributing Co............................................     3,858      281,634
#*  American Axle & Manufacturing Holdings, Inc...................... 1,799,565   15,044,363
*   American Outdoor Brands Corp..................................... 1,213,264    8,589,909

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   American Public Education, Inc...................................   393,278 $ 8,541,998
#*  Ascena Retail Group, Inc......................................... 1,630,127     574,131
#*  At Home Group, Inc...............................................   450,426   3,837,630
#*  AutoNation, Inc.................................................. 1,445,824  73,520,150
#*  Barnes & Noble Education, Inc.................................... 1,145,868   4,709,517
    Bassett Furniture Industries, Inc................................   204,331   3,116,048
    BBX Capital Corp................................................. 1,054,477   4,713,512
#   Bed Bath & Beyond, Inc........................................... 4,511,023  61,801,015
#   Big 5 Sporting Goods Corp........................................     2,295       7,344
#   Big Lots, Inc....................................................   324,003   7,021,145
#*  Biglari Holdings, Inc., Class A..................................     1,005     423,125
*   Biglari Holdings, Inc., Class B..................................     1,725     144,003
#*  Build-A-Bear Workshop, Inc.......................................   242,930     845,396
#   Caleres, Inc.....................................................   901,962  19,410,222
    Callaway Golf Co.................................................   568,696  11,499,033
    Canterbury Park Holding Corp.....................................    15,171     190,851
*   Capri Holdings, Ltd..............................................   189,669   5,893,016
    Carriage Services, Inc...........................................   247,194   6,367,717
*   Carrols Restaurant Group, Inc....................................    85,077     606,599
#   Cato Corp. (The), Class A........................................   629,755  11,014,415
*   Century Casinos, Inc.............................................   107,623     795,334
#*  Century Communities, Inc.........................................   991,983  29,928,127
#   Chico's FAS, Inc................................................. 2,294,751   7,893,943
    Citi Trends, Inc.................................................   300,995   5,372,761
#*  Conn's, Inc......................................................   719,975  17,416,195
#*  Container Store Group, Inc. (The)................................   288,002   1,215,368
#   Cooper Tire & Rubber Co..........................................   457,861  12,929,995
*   Cooper-Standard Holdings, Inc....................................   279,959   8,919,494
    Core-Mark Holding Co., Inc.......................................   169,828   5,183,151
    Crown Crafts, Inc................................................   130,593     805,759
    CSS Industries, Inc..............................................    32,989     148,451
    Culp, Inc........................................................    44,926     695,005
    Dana, Inc........................................................   317,677   5,155,898
*   Del Taco Restaurants, Inc........................................   333,181   2,543,837
#*  Delta Apparel, Inc...............................................   190,519   4,753,449
#   Designer Brands, Inc., Class A................................... 1,095,951  18,083,192
#   Dick's Sporting Goods, Inc.......................................   679,245  26,443,008
#   Dillard's, Inc., Class A.........................................   441,605  30,461,913
*   Dixie Group, Inc. (The)..........................................     7,496      14,692
    Dover Motorsports, Inc...........................................   312,235     602,614
#*  El Pollo Loco Holdings, Inc......................................   201,332   2,339,478
*   Emerson Radio Corp...............................................    56,874      44,925
    Escalade, Inc....................................................    38,691     443,399
#   Ethan Allen Interiors, Inc.......................................   220,474   4,345,543
#*  Express, Inc..................................................... 1,040,328   3,349,856
#*  Fiesta Restaurant Group, Inc.....................................   133,671   1,148,902
    Flanigan's Enterprises, Inc......................................     4,740     107,148
    Flexsteel Industries, Inc........................................   192,426   3,188,499
    Foot Locker, Inc.................................................   236,514  10,290,724
#*  Fossil Group, Inc................................................   966,225  10,512,528
#*  Franchise Group, Inc.............................................    46,658     558,030
*   Full House Resorts, Inc..........................................   115,822     287,239
#   GameStop Corp., Class A.......................................... 1,135,647   6,177,920
#*  Genesco, Inc.....................................................   145,662   5,658,969
#*  G-III Apparel Group, Ltd......................................... 1,315,254  33,026,028
    Goodyear Tire & Rubber Co. (The)................................. 2,483,970  39,420,604
    Graham Holdings Co., Class B.....................................   124,562  78,431,709
*   Green Brick Partners, Inc........................................   577,204   5,812,444
#   Group 1 Automotive, Inc..........................................   482,077  47,937,737

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE+
                                                                      ---------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#   Guess?, Inc......................................................  1,758,844 $ 29,460,637
#*  Habit Restaurants, Inc. (The), Class A...........................     25,311      266,019
#   Haverty Furniture Cos., Inc......................................    529,890    9,612,205
    Haverty Furniture Cos., Inc., Class A............................      5,701      103,644
#*  Hibbett Sports, Inc..............................................    142,846    3,408,306
    Hooker Furniture Corp............................................    281,284    6,657,992
#*  Houghton Mifflin Harcourt Co.....................................  1,152,993    7,448,335
    International Game Technology P.L.C..............................     39,828      527,323
*   J Alexander's Holdings, Inc......................................    239,076    2,307,083
#   J. Jill, Inc.....................................................    482,996      835,583
#*  JC Penney Co., Inc...............................................  1,878,275    1,878,275
#   Johnson Outdoors, Inc., Class A..................................    142,224    8,327,215
*   K12, Inc.........................................................    916,812   18,143,709
    KB Home..........................................................    378,883   13,522,334
#*  Kirkland's, Inc..................................................    170,059      268,693
#*  Lakeland Industries, Inc.........................................    145,170    1,604,129
#*  Lands' End, Inc..................................................     64,123      773,965
*   Laureate Education, Inc., Class A................................    795,447   12,293,633
#*  Libbey, Inc......................................................     60,498      108,896
#   Lifetime Brands, Inc.............................................    456,256    3,645,485
#   Lithia Motors, Inc., Class A.....................................    159,983   25,194,123
*   Luby's, Inc......................................................      7,004       12,887
*   M/I Homes, Inc...................................................    692,910   30,612,764
*   MarineMax, Inc...................................................    591,191    9,133,901
#   Marriott Vacations Worldwide Corp................................    325,692   35,803,322
    MDC Holdings, Inc................................................  1,994,009   77,188,088
>>  Media General, Inc...............................................    564,216       53,318
*   Meritage Homes Corp..............................................  1,426,415  102,830,257
*   Modine Manufacturing Co..........................................  1,441,864   16,480,506
#*  Motorcar Parts of America, Inc...................................    338,487    6,451,562
#   Movado Group, Inc................................................    480,454   12,515,827
#*  Nautilus, Inc....................................................    292,594      482,780
#*  New Home Co., Inc. (The).........................................    207,484      968,950
    Nobility Homes, Inc..............................................      1,505       37,249
#   Office Depot, Inc................................................ 20,604,407   42,445,078
    P&F Industries, Inc., Class A....................................     17,337      115,291
#*  Party City Holdco, Inc...........................................  1,035,309    5,818,437
#   Penske Automotive Group, Inc.....................................    945,675   46,073,286
#*  Pier 1 Imports, Inc..............................................        439        2,472
#*  Playa Hotels & Resorts NV........................................    803,654    6,702,474
#*  Potbelly Corp....................................................    190,228      808,469
*   QEP Co., Inc.....................................................     39,499      710,982
*   Qurate Retail, Inc., Class A.....................................    527,528    5,032,617
    RCI Hospitality Holdings, Inc....................................     91,528    1,716,150
*   Red Lion Hotels Corp.............................................    638,566    3,831,396
#*  Red Robin Gourmet Burgers, Inc...................................     19,175      584,838
#*  Regis Corp.......................................................    725,810   14,951,686
    Rocky Brands, Inc................................................    204,794    5,695,321
*   Select Interior Concepts, Inc., Class A..........................      1,358       15,563
*   Shiloh Industries, Inc...........................................    404,561    1,464,511
#   Shoe Carnival, Inc...............................................    426,845   14,166,986
#   Signet Jewelers, Ltd.............................................     34,725      556,989
#   Sonic Automotive, Inc., Class A..................................    267,006    8,605,603
#*  Stamps.com, Inc..................................................    110,409    9,321,832
    Standard Motor Products, Inc.....................................    127,169    6,658,569
#   Strattec Security Corp...........................................     92,659    2,096,873
    Superior Group of Cos, Inc.......................................    218,692    3,164,473
#   Superior Industries International, Inc...........................    305,847      795,202
*   Taylor Morrison Home Corp........................................  4,007,062  100,376,903

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#   Tenneco, Inc., Class A...........................................   440,954 $    5,551,611
#   Thor Industries, Inc.............................................   316,379     20,014,136
#   Tile Shop Holdings, Inc..........................................    44,933         75,487
    Tilly's, Inc., Class A...........................................   487,497      5,001,719
*   TopBuild Corp....................................................   720,019     74,831,575
#*  TravelCenters of America, Inc....................................   107,806      1,205,271
*   TRI Pointe Group, Inc............................................ 4,629,137     72,862,616
#*  Tuesday Morning Corp.............................................   553,538        752,812
*   Unifi, Inc.......................................................   355,007      9,691,691
*   Universal Electronics, Inc.......................................   159,715      8,324,346
#*  Urban Outfitters, Inc............................................   733,515     21,051,880
#*  Vera Bradley, Inc................................................   975,024     10,491,258
#*  Vista Outdoor, Inc...............................................   827,266      5,542,682
#*  Vitamin Shoppe, Inc..............................................   215,617      1,392,886
*   VOXX International Corp..........................................   195,180        946,623
    Weyco Group, Inc.................................................    92,388      2,279,212
*   William Lyon Homes, Class A...................................... 1,038,430     20,093,620
#   Winnebago Industries, Inc........................................   203,458      9,780,226
#*  ZAGG, Inc........................................................   331,156      2,440,620
#*  Zovio, Inc.......................................................   332,051        650,820
*   Zumiez, Inc......................................................   677,984     21,634,469
                                                                                --------------
TOTAL CONSUMER DISCRETIONARY.........................................            1,886,033,458
                                                                                --------------
CONSUMER STAPLES -- (3.5%)
    Andersons, Inc. (The)............................................   667,581     12,296,842
*   Bridgford Foods Corp.............................................    33,751        832,637
#   Cal-Maine Foods, Inc.............................................    38,239      1,525,354
#*  Central Garden & Pet Co..........................................   139,120      4,176,382
*   Central Garden & Pet Co., Class A................................   639,376     18,081,553
*   Coffee Holding Co., Inc..........................................    16,893         63,856
*   Darling Ingredients, Inc......................................... 5,534,041    106,806,991
#   Dean Foods Co.................................................... 1,815,022      1,778,722
#*  Edgewell Personal Care Co........................................   883,225     30,912,875
#   Fresh Del Monte Produce, Inc..................................... 1,770,979     56,494,230
#*  Hain Celestial Group, Inc. (The).................................     8,074        190,869
#*  Hostess Brands, Inc.............................................. 2,694,696     34,438,215
    Ingles Markets, Inc., Class A....................................   297,491     11,730,070
*   Landec Corp......................................................   766,882      7,553,788
    Mannatech, Inc...................................................    15,194        235,507
*   Natural Alternatives International, Inc..........................   175,612      1,564,703
#*  Natural Grocers by Vitamin Cottage, Inc..........................   274,977      2,411,548
*   Nature's Sunshine Products, Inc..................................     2,660         25,110
    Oil-Dri Corp. of America.........................................    81,016      2,836,370
#*  Pyxus International, Inc.........................................   158,181      1,806,427
    Sanderson Farms, Inc.............................................    21,434      3,318,198
    Seaboard Corp....................................................    16,923     71,399,660
*   Seneca Foods Corp., Class A......................................   195,294      6,909,502
*   Seneca Foods Corp., Class B......................................    24,020        838,298
    SpartanNash Co...................................................   874,007     11,445,122
#   Spectrum Brands Holdings, Inc....................................   499,408     25,075,276
#*  TreeHouse Foods, Inc.............................................   564,258     30,481,217
#*  United Natural Foods, Inc........................................   607,868      4,559,010
    Universal Corp...................................................   800,615     43,873,702
#   Village Super Market, Inc., Class A..............................   228,186      6,046,929
#   Weis Markets, Inc................................................   673,184     25,910,852
                                                                                --------------
TOTAL CONSUMER STAPLES...............................................              525,619,815
                                                                                --------------

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (7.3%)
    Adams Resources & Energy, Inc....................................   113,818 $ 3,414,540
    Amplify Energy Corp..............................................    70,148     508,573
#*  Antero Resources Corp............................................ 3,938,607   9,846,517
*   Apergy Corp......................................................     6,399     161,063
#   Arch Coal, Inc., Class A.........................................    56,784   4,479,690
    Archrock, Inc.................................................... 3,536,369  34,090,597
*   Ardmore Shipping Corp............................................   657,694   5,254,975
*   Barnwell Industries, Inc.........................................    13,665       5,190
#*  Basic Energy Services, Inc....................................... 1,331,748     759,096
#   Berry Petroleum Corp.............................................   201,418   1,891,315
#*  Bonanza Creek Energy, Inc........................................   515,205   9,180,953
#*  Callon Petroleum Co.............................................. 3,025,139  11,495,528
#*  Carrizo Oil & Gas, Inc........................................... 1,154,456   8,496,796
#*  Centennial Resource Development, Inc., Class A................... 2,969,974  10,097,912
#*  Chaparral Energy, Inc., Class A..................................    25,090      23,517
    Cimarex Energy Co................................................   133,196   5,623,535
#*  Clean Energy Fuels Corp.......................................... 1,899,742   4,274,419
#*  CNX Resources Corp............................................... 4,477,572  37,745,932
#*  CONSOL Energy, Inc...............................................   273,715   3,621,249
#*  Contango Oil & Gas Co............................................     3,781       9,415
#*  Dawson Geophysical Co............................................   182,165     437,196
#   Delek US Holdings, Inc........................................... 1,412,142  56,415,073
#*  Denbury Resources, Inc........................................... 2,037,346   2,033,475
#   DHT Holdings, Inc................................................ 1,495,169  11,557,656
#*  Diamond Offshore Drilling, Inc................................... 2,042,881  10,806,840
*   Dorian LPG, Ltd.................................................. 1,259,014  15,674,724
#*  Dril-Quip, Inc...................................................   658,233  27,000,718
#*  Earthstone Energy, Inc., Class A.................................   258,518   1,003,050
#   EnLink Midstream LLC.............................................   540,862   3,380,388
*   Era Group, Inc...................................................   316,595   3,061,474
*   Exterran Corp.................................................... 1,120,790  14,200,409
#*  Extraction Oil & Gas, Inc........................................ 3,519,611   5,983,339
*   Frank's International NV.........................................   175,853     861,680
    GasLog, Ltd......................................................   867,250  11,889,997
#   Green Plains, Inc................................................ 1,076,042  13,267,598
*   Gulf Island Fabrication, Inc.....................................    68,269     357,730
#*  Gulfport Energy Corp............................................. 1,912,422   5,326,095
    Hallador Energy Co...............................................   289,965     975,732
*   Helix Energy Solutions Group, Inc................................ 3,048,885  26,189,922
#   Helmerich & Payne, Inc...........................................   207,456   7,779,600
#*  HighPoint Resources Corp......................................... 3,942,183   4,178,714
#*  Independence Contract Drilling, Inc..............................   609,600     542,544
*   International Seaways, Inc.......................................   224,633   5,647,274
#*  Jagged Peak Energy, Inc..........................................   183,886   1,303,752
#*  KLX Energy Services Holdings, Inc................................   309,337   2,456,136
#*  Laredo Petroleum, Inc............................................ 3,031,311   7,153,894
#*  Lonestar Resources US, Inc., Class A.............................   259,928     623,827
#   Mammoth Energy Services, Inc.....................................   132,420     211,872
#*  Matador Resources Co............................................. 1,753,863  24,396,234
*   Matrix Service Co................................................   303,137   5,686,850
*   Mitcham Industries, Inc..........................................    96,141     221,124
#*  Montage Resources Corp...........................................    20,326      91,874
#   Murphy Oil Corp.................................................. 1,072,497  22,125,613
#   Nabors Industries, Ltd........................................... 6,159,588  11,395,238
    NACCO Industries, Inc., Class A..................................   146,224   7,384,312
*   Natural Gas Services Group, Inc..................................   373,185   4,437,170
#*  NCS Multistage Holdings, Inc.....................................   172,747     388,681
#*  Newpark Resources, Inc........................................... 1,172,908   7,037,448
    NexTier Oilfield Solutions, Inc.................................. 1,542,032   6,661,577

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
ENERGY -- (Continued)
#*  Nine Energy Service, Inc.........................................    51,335 $      290,043
#*  Noble Corp. P.L.C................................................ 1,149,999      1,414,499
#*  Oasis Petroleum, Inc............................................. 5,109,764     13,336,484
*   Oceaneering International, Inc................................... 1,643,448     23,271,224
*   Oil States International, Inc.................................... 1,041,829     14,866,900
*   Overseas Shipholding Group, Inc., Class A........................ 1,465,654      2,389,016
    Panhandle Oil and Gas, Inc., Class A.............................     3,249         46,103
#*  Par Pacific Holdings, Inc........................................   224,486      5,084,608
#   Patterson-UTI Energy, Inc........................................ 4,899,837     40,766,644
    PBF Energy, Inc., Class A........................................ 2,602,900     84,021,612
#*  PDC Energy, Inc.................................................. 1,901,252     37,929,977
    Peabody Energy Corp.............................................. 1,516,928     15,973,252
*   Penn Virginia Corp...............................................    80,249      1,909,926
#*  Pioneer Energy Services Corp.....................................   255,592         15,591
*   ProPetro Holding Corp............................................   388,638      3,011,945
#   QEP Resources, Inc............................................... 7,474,203     24,889,096
#   Range Resources Corp............................................. 2,839,606     11,443,612
#*  Renewable Energy Group, Inc......................................   523,533      8,554,529
#*  REX American Resources Corp......................................   177,179     14,337,325
#*  Ring Energy, Inc................................................. 1,189,436      1,974,464
#   RPC, Inc.........................................................   232,292        961,689
*   SandRidge Energy, Inc............................................   405,973      1,778,162
#   Scorpio Tankers, Inc.............................................   509,936     16,221,064
#*  SEACOR Holdings, Inc.............................................   520,224     22,322,812
*   SEACOR Marine Holdings, Inc......................................   258,945      3,368,874
#*  Select Energy Services, Inc., Class A............................   791,585      6,016,046
#   SemGroup Corp., Class A.......................................... 2,218,390     35,716,079
#   Ship Finance International, Ltd.................................. 1,596,213     23,097,202
*   SilverBow Resources, Inc.........................................    77,765        614,344
#   SM Energy Co..................................................... 2,566,655     20,122,575
#*  Smart Sand, Inc..................................................     3,525          8,213
#*  Southwestern Energy Co........................................... 6,135,218     12,577,197
*   SRC Energy, Inc.................................................. 5,672,548     17,698,350
*   Superior Energy Services, Inc....................................   426,421        170,568
#*  Talos Energy, Inc................................................   180,326      3,882,419
*   Teekay Tankers, Ltd., Class A....................................     9,624         19,633
*   TETRA Technologies, Inc.......................................... 1,272,539      2,163,316
#*  Unit Corp........................................................   717,713      1,464,135
#   US Silica Holdings, Inc..........................................   179,532        800,713
#   Valaris P.L.C.................................................... 1,305,513      5,365,658
#*  Whiting Petroleum Corp........................................... 1,134,748      7,194,302
    World Fuel Services Corp......................................... 2,497,096    104,303,700
*   WPX Energy, Inc.................................................. 1,410,953     14,081,311
                                                                                --------------
TOTAL ENERGY.........................................................            1,086,602,854
                                                                                --------------
FINANCIALS -- (26.6%)
#   1st Constitution Bancorp.........................................    56,495      1,072,840
    1st Source Corp..................................................   563,319     28,830,666
    Affiliated Managers Group, Inc...................................    32,863      2,625,096
#*  Allegiance Bancshares, Inc.......................................    64,096      2,131,833
#*  Ambac Financial Group, Inc.......................................   708,075     14,515,538
    American Equity Investment Life Holding Co....................... 3,225,311     79,600,675
    American National Insurance Co...................................   186,793     22,411,424
    American River Bankshares........................................   146,710      2,114,091
    Ameris Bancorp...................................................    10,971        470,107
#   AmeriServ Financial, Inc.........................................   328,767      1,367,671
    Argo Group International Holdings, Ltd........................... 1,001,151     61,941,212
    Associated Banc-Corp............................................. 4,391,493     88,312,924
    Assured Guaranty, Ltd............................................   398,765     18,710,054

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
*   Asta Funding, Inc................................................    27,927 $   192,696
    Atlantic American Corp...........................................   238,675     534,632
    Atlantic Union Bankshares Corp................................... 1,434,428  52,873,016
*   Atlanticus Holdings Corp.........................................   154,213   1,219,825
#   Banc of California, Inc.......................................... 1,259,082  17,337,559
#*  Bancorp of New Jersey, Inc.......................................       441       8,000
*   Bancorp, Inc. (The)..............................................   137,190   1,495,371
    BancorpSouth Bank................................................   143,705   4,407,432
    Bank of Commerce Holdings........................................   128,354   1,440,132
    Bank OZK......................................................... 1,945,633  54,594,462
    BankFinancial Corp...............................................   445,662   5,740,127
    BankUnited, Inc.................................................. 1,064,323  36,506,279
    Bankwell Financial Group, Inc....................................     6,589     188,577
    Banner Corp......................................................   591,263  31,916,377
    Bar Harbor Bankshares............................................   102,632   2,570,932
*   Baycom Corp......................................................    27,679     585,134
    BCB Bancorp, Inc.................................................   157,571   2,032,666
*   Berkshire Bancorp, Inc...........................................     4,650      57,660
    Berkshire Hills Bancorp, Inc..................................... 1,433,650  44,486,160
*   Blucora, Inc..................................................... 1,168,611  25,277,056
*   BNCCORP, Inc.....................................................    28,507     966,387
    Boston Private Financial Holdings, Inc...........................   333,789   3,755,126
    Bridge Bancorp, Inc..............................................     1,728      55,987
    Brookline Bancorp, Inc........................................... 1,506,591  23,653,479
    Bryn Mawr Bank Corp..............................................    17,464     665,553
*   Byline Bancorp, Inc..............................................    28,855     500,346
    C&F Financial Corp...............................................    46,360   2,357,870
#   Cadence BanCorp.................................................. 1,664,032  25,592,812
    California First National Bancorp................................   100,604   1,775,661
    Camden National Corp.............................................    12,104     536,328
*   Cannae Holdings, Inc.............................................   657,374  19,195,321
    Capital City Bank Group, Inc.....................................   153,360   4,363,092
    Capitol Federal Financial, Inc................................... 2,155,627  30,760,797
    Capstar Financial Holdings, Inc..................................     6,883     116,392
#   Cathay General Bancorp...........................................   402,676  14,323,185
#   CenterState Bank Corp............................................   198,376   5,030,815
    Central Valley Community Bancorp.................................   112,356   2,340,375
    Century Bancorp, Inc., Class A...................................    12,393   1,078,315
    CIT Group, Inc...................................................   466,095  19,990,815
#   Citizens Community Bancorp, Inc..................................    26,400     293,568
    Civista Bancshares, Inc..........................................    21,560     484,669
#   CNO Financial Group, Inc......................................... 4,510,009  70,581,641
    Codorus Valley Bancorp, Inc......................................    63,793   1,381,113
    Community Trust Bancorp, Inc.....................................   159,773   6,999,655
    Community West Bancshares........................................    23,717     235,273
    ConnectOne Bancorp, Inc..........................................   524,267  12,729,203
#*  Consumer Portfolio Services, Inc.................................   313,527   1,058,154
#*  Cowen, Inc., Class A.............................................   390,593   5,847,177
*   Customers Bancorp, Inc...........................................   812,255  19,152,973
    Dime Community Bancshares, Inc...................................   769,633  14,846,221
    Donegal Group, Inc., Class A.....................................   262,849   3,869,137
    Donegal Group, Inc., Class B.....................................    54,141     740,920
    Eagle Bancorp, Inc...............................................    43,991   1,985,754
    Employers Holdings, Inc..........................................   598,766  25,351,752
#*  Encore Capital Group, Inc........................................   138,292   4,589,911
*   Enstar Group, Ltd................................................    69,613  13,985,252
*   Entegra Financial Corp...........................................    13,145     395,665
#*  Equity Bancshares, Inc., Class A.................................   121,732   3,379,280
    ESSA Bancorp, Inc................................................   182,988   2,991,854

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#*  EZCORP, Inc., Class A............................................ 1,383,281 $ 7,276,058
    FBL Financial Group, Inc., Class A...............................   678,602  38,938,183
    Federal Agricultural Mortgage Corp., Class A.....................     1,699     127,255
    Federal Agricultural Mortgage Corp., Class C.....................   133,447  11,301,626
    FedNat Holding Co................................................   195,117   2,799,929
    Financial Institutions, Inc......................................   407,847  12,818,631
*   First Acceptance Corp............................................   639,667     492,544
    First BanCorp.................................................... 6,677,386  70,246,101
    First Bancshares, Inc............................................    17,709     279,802
#   First Bank.......................................................    65,280     689,357
    First Busey Corp.................................................   337,364   8,896,289
    First Business Financial Services, Inc...........................   111,230   2,705,114
    First Choice Bancorp.............................................     1,095      24,484
    First Commonwealth Financial Corp................................ 1,862,779  26,246,556
#   First Community Bancshares, Inc..................................   205,217   6,532,057
    First Defiance Financial Corp....................................   467,547  14,456,553
#   First Financial Bancorp.......................................... 1,156,106  27,099,125
    First Financial Corp.............................................   145,617   6,388,218
    First Financial Northwest, Inc...................................   279,201   3,950,694
    First Foundation, Inc............................................   215,335   3,447,513
    First Hawaiian, Inc..............................................     4,481     122,466
    First Internet Bancorp...........................................   169,990   3,865,573
    First Interstate BancSystem, Inc., Class A.......................   111,897   4,695,198
    First Merchants Corp.............................................   209,650   8,291,658
    First Mid Bancshares, Inc........................................     5,662     197,604
    First Midwest Bancorp, Inc....................................... 2,084,174  42,808,934
    First Northwest Bancorp..........................................   108,715   1,910,123
    First United Corp................................................    94,730   2,216,682
#   Flagstar Bancorp, Inc............................................ 1,722,215  62,585,293
    Flushing Financial Corp..........................................   605,687  13,107,067
    FNB Corp......................................................... 4,972,342  59,966,445
    Franklin Financial Network, Inc..................................    72,534   2,413,206
#   Fulton Financial Corp............................................ 5,174,416  88,275,537
#   GAIN Capital Holdings, Inc.......................................   340,643   1,437,513
*   Genworth Financial, Inc., Class A................................ 4,508,469  19,296,247
    Global Indemnity, Ltd............................................   270,587   6,699,734
    Great Southern Bancorp, Inc......................................    20,358   1,230,030
    Great Western Bancorp, Inc....................................... 1,011,737  35,279,269
#*  Greenlight Capital Re, Ltd., Class A.............................       928      10,022
    Guaranty Federal Bancshares, Inc.................................    32,452     787,610
*   Hallmark Financial Services, Inc.................................   476,577   8,492,602
    Hancock Whitney Corp............................................. 1,111,854  43,362,306
    Hanmi Financial Corp.............................................   464,019   8,932,366
    Hanover Insurance Group, Inc. (The)..............................   107,523  14,161,854
    Harleysville Financial Corp......................................     3,162      73,754
#   Hawthorn Bancshares, Inc.........................................    33,371     800,904
#   Heartland Financial USA, Inc.....................................    78,836   3,687,948
#   Heritage Insurance Holdings, Inc.................................   345,970   4,608,320
    Hilltop Holdings, Inc............................................ 1,307,737  30,548,736
*   HMN Financial, Inc...............................................    96,961   2,041,029
    Home Bancorp, Inc................................................    36,775   1,403,334
#   Home BancShares, Inc.............................................   171,532   3,169,911
*   HomeStreet, Inc..................................................   690,837  20,732,018
    HomeTrust Bancshares, Inc........................................   221,289   5,908,416
#   Hope Bancorp, Inc................................................ 2,971,473  42,402,920
    Horace Mann Educators Corp....................................... 1,028,840  44,816,270
    Horizon Bancorp, Inc.............................................    13,501     246,461
    IBERIABANK Corp.................................................. 1,058,302  77,668,784
    Independence Holding Co..........................................    38,619   1,510,003

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Independent Bank Group, Inc......................................   821,442 $43,922,504
    International Bancshares Corp.................................... 1,592,840  65,242,726
    Investors Bancorp, Inc........................................... 3,566,733  42,979,133
    Investors Title Co...............................................    33,254   5,044,632
#   Janus Henderson Group P.L.C......................................   575,404  13,309,095
#   Kearny Financial Corp............................................ 2,668,386  37,437,456
    Kemper Corp...................................................... 1,171,842  84,232,003
    Lake Shore Bancorp, Inc..........................................       697      10,399
    Lakeland Bancorp, Inc............................................   501,543   8,300,537
    Landmark Bancorp, Inc............................................    34,059     789,828
    LCNB Corp........................................................    99,252   1,794,476
    Legg Mason, Inc..................................................   523,057  19,489,104
    Level One Bancorp, Inc...........................................     2,282      55,681
#   Live Oak Bancshares, Inc.........................................    25,663     465,783
    Luther Burbank Corp..............................................    57,861     669,452
    Mackinac Financial Corp..........................................   138,994   2,173,866
*   Magyar Bancorp, Inc..............................................    34,641     427,816
#   Maiden Holdings, Ltd.............................................     3,889       2,236
*   Malvern Bancorp, Inc.............................................       505      11,302
    Marlin Business Services Corp....................................   252,853   6,002,730
#*  MBIA, Inc........................................................ 1,891,634  17,573,280
    Mercantile Bank Corp.............................................   344,941  12,145,373
    Merchants Bancorp................................................    10,668     174,208
    Meridian Bancorp, Inc............................................   269,861   5,278,481
#   Meta Financial Group, Inc........................................   147,822   4,680,045
*   Metropolitan Bank Holding Corp...................................     1,263      54,233
    Middlefield Banc Corp............................................     8,408     386,768
    Midland States Bancorp, Inc......................................   236,423   6,336,136
    MidWestOne Financial Group, Inc..................................   112,122   3,654,617
#*  Mr Cooper Group, Inc.............................................   705,925   9,035,840
    MSB Financial Corp...............................................     2,918      45,813
    MutualFirst Financial, Inc.......................................    96,698   3,857,283
    National Bank Holdings Corp., Class A............................   261,476   8,994,774
    National Security Group, Inc. (The)..............................    11,290     156,028
    National Western Life Group, Inc., Class A.......................    86,984  23,711,838
    Navient Corp..................................................... 4,673,633  64,355,926
    Nelnet, Inc., Class A............................................   925,746  56,720,457
>>  NewStar Financial, Inc...........................................   667,031     468,456
*   Nicholas Financial, Inc..........................................   189,179   1,590,995
*   Nicolet Bankshares, Inc..........................................    37,963   2,618,688
*   Northeast Bank...................................................   102,565   2,195,917
    Northfield Bancorp, Inc..........................................   941,342  16,012,227
    Northrim BanCorp, Inc............................................   177,426   6,910,743
#   Northwest Bancshares, Inc........................................ 1,900,357  32,059,023
    OceanFirst Financial Corp........................................   750,747  17,965,376
    OFG Bancorp...................................................... 1,272,623  25,846,973
    Old Line Bancshares, Inc.........................................     3,158      92,466
#   Old National Bancorp............................................. 4,778,482  85,988,784
*   On Deck Capital, Inc.............................................   611,778   2,728,530
    OneMain Holdings, Inc............................................ 1,139,982  45,599,280
    Oppenheimer Holdings, Inc., Class A..............................   146,453   3,983,522
    Opus Bank........................................................ 1,037,782  25,726,616
    Oritani Financial Corp...........................................   650,054  12,130,008
    Orrstown Financial Services, Inc.................................    29,351     636,623
    Pacific Premier Bancorp, Inc.....................................   777,861  26,256,698
    PacWest Bancorp..................................................   245,461   9,079,602
    Parke Bancorp, Inc...............................................    14,421     346,681
    Patriot National Bancorp, Inc....................................     7,682      99,866
#   PB Bancorp, Inc..................................................     3,118      47,019

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Peapack Gladstone Financial Corp.................................   227,746 $ 6,650,183
    Penns Woods Bancorp, Inc.........................................    21,759     665,173
#*  Pennymac Financial Services, Inc.................................   158,106   4,921,840
    Peoples Bancorp of North Carolina, Inc...........................    39,614   1,178,120
    Peoples Bancorp, Inc.............................................   513,023  16,780,982
    Peoples Financial Services Corp..................................    12,391     609,389
#   Pinnacle Financial Partners, Inc.................................   298,162  17,537,889
    Popular, Inc.....................................................   742,965  40,461,874
#*  PRA Group, Inc...................................................   679,619  23,059,473
    Premier Financial Bancorp, Inc...................................   289,979   5,147,127
#   Prosperity Bancshares, Inc.......................................    26,009   1,795,141
#   Protective Insurance Corp., Class A..............................     2,080      30,888
    Protective Insurance Corp., Class B..............................   354,606   5,641,781
#   Provident Financial Holdings, Inc................................   198,481   3,981,529
    Provident Financial Services, Inc................................ 2,029,737  50,641,938
    Prudential Bancorp, Inc..........................................    26,870     468,882
    QCR Holdings, Inc................................................    16,691     677,321
    RBB Bancorp......................................................    64,134   1,291,659
*   Regional Management Corp.........................................   313,744   9,076,614
    Renasant Corp.................................................... 1,018,281  35,334,351
    Republic Bancorp, Inc., Class A..................................   119,088   5,295,843
    Riverview Bancorp, Inc...........................................   492,634   3,542,038
#   S&T Bancorp, Inc.................................................   210,693   7,933,645
    Safety Insurance Group, Inc......................................   106,121  10,314,961
    Salisbury Bancorp, Inc...........................................     3,107     118,252
    Sandy Spring Bancorp, Inc........................................   854,261  29,472,005
#   SB Financial Group, Inc..........................................    38,695     654,719
    SB One Bancorp...................................................     1,023      22,588
*   Security National Financial Corp., Class A.......................    18,585      91,624
*   Select Bancorp, Inc..............................................     2,490      28,137
    Selective Insurance Group, Inc...................................   646,750  44,703,360
    Shore Bancshares, Inc............................................   141,033   2,201,525
    Sierra Bancorp...................................................   288,837   7,867,920
#   Simmons First National Corp., Class A............................ 1,768,357  42,299,099
*   SmartFinancial, Inc..............................................    55,338   1,164,865
#   South State Corp.................................................   518,403  40,881,261
    Southern National Bancorp of Virginia, Inc.......................   168,520   2,669,357
    Southwest Georgia Financial Corp.................................     1,652      33,676
    State Auto Financial Corp........................................   479,923  15,880,652
    Sterling Bancorp................................................. 2,482,600  48,783,090
    Stewart Information Services Corp................................   338,640  13,857,149
    Stifel Financial Corp............................................   789,028  44,169,787
    Summit State Bank................................................    10,697     129,541
    TCF Financial Corp............................................... 2,056,294  81,408,679
    Territorial Bancorp, Inc.........................................   125,209   3,701,178
*   Texas Capital Bancshares, Inc....................................   489,796  26,478,372
*   Third Point Reinsurance, Ltd..................................... 2,283,667  21,672,000
    Timberland Bancorp, Inc..........................................   110,240   2,921,360
    Tiptree, Inc.....................................................   871,276   6,403,879
    Towne Bank.......................................................    98,870   2,777,258
    TriCo Bancshares.................................................   112,407   4,229,875
*   Triumph Bancorp, Inc.............................................     2,675      86,804
#   Trustmark Corp...................................................   890,189  30,551,286
    Two River Bancorp................................................    40,762     854,779
    Umpqua Holdings Corp............................................. 3,334,429  52,750,667
#*  Unico American Corp..............................................   140,762     948,032
    United Bancshares, Inc...........................................     9,093     192,044
#   United Bankshares, Inc........................................... 1,791,222  70,824,918
    United Community Banks, Inc......................................   111,825   3,378,233

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                        --------- --------------
FINANCIALS -- (Continued)
      United Community Financial Corp..................................   143,370 $    1,632,984
      United Financial Bancorp, Inc.................................... 1,364,255     19,263,281
      United Fire Group, Inc...........................................   691,348     31,470,161
      Unity Bancorp, Inc...............................................    35,213        769,052
      Univest Financial Corp...........................................   499,929     12,873,172
#     Valley National Bancorp.......................................... 5,764,321     66,750,837
      Veritex Holdings, Inc............................................   148,225      3,649,300
#     Virtus Investment Partners, Inc..................................    75,848      8,227,991
#     Waddell & Reed Financial, Inc., Class A..........................    74,364      1,231,468
      Washington Federal, Inc.......................................... 2,768,286    100,931,708
      Waterstone Financial, Inc........................................   539,035     10,042,222
      WesBanco, Inc.................................................... 1,301,743     48,932,519
      Western New England Bancorp, Inc.................................   638,069      6,099,940
      White Mountains Insurance Group, Ltd.............................    31,334     33,558,714
      Wintrust Financial Corp..........................................   274,209     17,500,018
      WSFS Financial Corp..............................................   387,394     16,336,405
#     WVS Financial Corp...............................................     1,740         26,639
                                                                                  --------------
TOTAL FINANCIALS.......................................................            3,974,455,263
                                                                                  --------------
HEALTH CARE -- (3.0%)
#*    Acadia Healthcare Co., Inc....................................... 2,401,247     72,013,398
#*    Allscripts Healthcare Solutions, Inc............................. 1,500,425     16,414,650
#*    AMAG Pharmaceuticals, Inc........................................   181,888      1,765,223
*     American Shared Hospital Services................................    87,469        208,176
*     AngioDynamics, Inc............................................... 1,062,591     16,257,642
*     Anika Therapeutics, Inc..........................................    10,019        705,237
#*    Applied Genetic Technologies Corp................................    65,185        197,511
#*    Assertio Therapeutics, Inc....................................... 1,646,414      1,300,832
#*    Avanos Medical, Inc..............................................   149,070      6,565,043
*     Brookdale Senior Living, Inc..................................... 1,853,395     13,622,453
#*    Community Health Systems, Inc....................................     4,546         16,093
#*    Covetrus, Inc....................................................   273,727      2,714,003
*     Cross Country Healthcare, Inc....................................   432,730      4,677,811
#*    Digirad Corp.....................................................    26,934        110,160
#*    Diplomat Pharmacy, Inc...........................................   436,126      2,372,525
*     FONAR Corp.......................................................    83,783      1,703,308
#*    Harvard Bioscience, Inc..........................................    31,006         86,817
*     Integer Holdings Corp............................................   671,012     51,963,169
#     Invacare Corp....................................................    59,478        459,170
      Kewaunee Scientific Corp.........................................    71,153      1,132,044
#*    Lannett Co., Inc.................................................    50,900        605,201
#*    LHC Group, Inc...................................................   176,077     19,539,265
*     Magellan Health, Inc.............................................   778,462     50,522,184
#*    Mallinckrodt P.L.C............................................... 1,930,162      6,099,312
#*>>  MedCath Corp.....................................................   622,045              0
*     MEDNAX, Inc...................................................... 1,824,380     40,063,385
*     Merit Medical Systems, Inc.......................................    22,074        455,939
#*    Misonix, Inc.....................................................    68,742      1,192,674
      National HealthCare Corp.........................................   160,175     13,163,182
#>>   OCA, Inc.........................................................   492,841         36,963
*     OraSure Technologies, Inc........................................    37,752        322,402
#     Owens & Minor, Inc...............................................   344,465      2,318,249
#     Patterson Cos., Inc.............................................. 1,140,448     19,535,874
#*    PDL BioPharma, Inc............................................... 1,559,312      4,397,260
#*    Prestige Consumer Healthcare, Inc................................ 1,343,199     47,629,837
#*    Quorum Health Corp...............................................    47,848         53,111
#*    RTI Surgical Holdings, Inc....................................... 1,171,356      2,576,983
*     Select Medical Holdings Corp..................................... 1,336,260     24,346,657
#*    Surgery Partners, Inc............................................   139,734      1,110,885

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
    Taro Pharmaceutical Industries, Ltd..............................    51,383 $  4,153,802
#*  Tivity Health, Inc...............................................    78,377    1,270,491
#*  Triple-S Management Corp., Class B...............................   679,716   10,284,103
                                                                                ------------
TOTAL HEALTH CARE....................................................            443,963,024
                                                                                ------------
INDUSTRIALS -- (17.9%)
    AAR Corp......................................................... 1,055,723   44,076,435
    ABM Industries, Inc.............................................. 1,223,841   44,621,243
    ACCO Brands Corp................................................. 3,040,223   27,818,040
    Acme United Corp.................................................     7,135      147,416
#*  Aegion Corp......................................................   969,714   21,013,702
*   AeroCentury Corp.................................................    31,574      188,926
    Air Lease Corp................................................... 1,500,302   65,983,282
    Aircastle, Ltd................................................... 3,062,353   83,357,249
    Alamo Group, Inc.................................................    66,931    7,165,633
*   Alpha Pro Tech, Ltd..............................................    88,398      318,233
#   Altra Industrial Motion Corp.....................................   203,621    6,271,527
#*  Ameresco, Inc., Class A..........................................   422,801    6,232,087
*   AMREP Corp.......................................................     7,729       45,369
    Apogee Enterprises, Inc..........................................    85,775    3,219,994
*   ARC Document Solutions, Inc......................................   187,802      255,411
#   ArcBest Corp.....................................................   811,546   23,445,564
#   Argan, Inc.......................................................   130,134    4,925,572
*   Armstrong Flooring, Inc..........................................   524,850    3,222,579
*   Arotech Corp.....................................................   755,037    2,242,460
    Astec Industries, Inc............................................   464,270   16,291,234
*   Atlas Air Worldwide Holdings, Inc................................   762,474   16,721,055
#*  Avalon Holdings Corp., Class A...................................    12,840       29,429
    AZZ, Inc.........................................................    74,388    2,885,511
    Barnes Group, Inc................................................ 1,046,267   61,154,306
#*  Beacon Roofing Supply, Inc....................................... 1,644,350   51,040,624
#*  BMC Stock Holdings, Inc.......................................... 1,247,829   33,678,905
#   Briggs & Stratton Corp...........................................   195,126    1,438,079
*   Broadwind Energy, Inc............................................    66,883      109,688
#*  CAI International, Inc...........................................   412,187    9,797,685
*   CBIZ, Inc........................................................ 1,408,141   38,540,819
#*  CECO Environmental Corp..........................................   410,264    2,814,411
#*  Celadon Group, Inc...............................................    98,658       96,685
    Chicago Rivet & Machine Co.......................................    28,801      749,114
*   CIRCOR International, Inc........................................   545,363   20,881,949
*   Civeo Corp.......................................................   585,384      620,507
#*  Colfax Corp...................................................... 2,036,796   68,436,346
    Columbus McKinnon Corp...........................................   389,982   14,632,125
*   Commercial Vehicle Group, Inc....................................    13,300       96,957
    CompX International, Inc.........................................    64,108      939,823
*   Continental Materials Corp.......................................    10,752      112,358
#   Copa Holdings SA, Class A........................................    56,212    5,719,009
#*  Cornerstone Building Brands, Inc.................................   214,068    1,337,925
    Costamare, Inc................................................... 1,268,518    9,970,551
*   Covenant Transportation Group, Inc., Class A.....................   352,246    5,414,021
*   CPI Aerostructures, Inc..........................................   114,671      893,287
    CRA International, Inc...........................................   196,521    9,678,659
#*  Daseke, Inc......................................................     8,244       22,176
*   Ducommun, Inc....................................................   323,875   16,057,722
*   DXP Enterprises, Inc.............................................     6,096      210,434
*   Dycom Industries, Inc............................................    13,854      631,604
#*  Eagle Bulk Shipping, Inc.........................................   524,209    2,275,067
    Eastern Co. (The)................................................    99,854    2,754,972
*   Echo Global Logistics, Inc.......................................   385,057    7,666,485

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INDUSTRIALS -- (Continued)
    Ecology and Environment, Inc., Class A...........................    35,051 $    529,971
    EMCOR Group, Inc.................................................    63,119    5,536,167
    Encore Wire Corp.................................................   556,865   31,295,813
#   Ennis, Inc.......................................................   773,016   15,143,383
    EnPro Industries, Inc............................................   404,996   28,167,472
    ESCO Technologies, Inc...........................................   457,894   38,687,464
    Fluor Corp.......................................................   335,412    5,403,487
*   Franklin Covey Co................................................    46,875    1,790,625
#*  FreightCar America, Inc..........................................   105,640      352,838
#*  FTI Consulting, Inc..............................................   930,957  101,353,289
#*  Gates Industrial Corp. P.L.C.....................................   140,359    1,403,590
#   GATX Corp........................................................ 1,283,453  102,098,686
#*  Genco Shipping & Trading, Ltd....................................    23,951      236,636
*   Gencor Industries, Inc...........................................   126,020    1,575,250
*   Gibraltar Industries, Inc........................................   491,363   26,155,252
*   GMS, Inc.........................................................   649,640   19,463,214
#   Golden Ocean Group, Ltd..........................................    88,714      507,444
*   Goldfield Corp. (The)............................................   413,146      937,841
*   GP Strategies Corp...............................................   214,195    2,377,565
#   Granite Construction, Inc........................................   771,900   18,170,526
*   Great Lakes Dredge & Dock Corp................................... 1,099,660   11,821,345
#   Greenbrier Cos., Inc. (The)......................................   889,831   26,063,150
#   Griffon Corp..................................................... 1,384,698   29,507,914
#   Hawaiian Holdings, Inc...........................................   847,482   24,246,460
    Heidrick & Struggles International, Inc..........................   270,355    7,694,303
*   Herc Holdings, Inc...............................................    19,262      852,536
*   Heritage-Crystal Clean, Inc......................................   195,914    5,199,558
*   Hertz Global Holdings, Inc....................................... 5,033,761   68,006,111
*   Houston Wire & Cable Co..........................................   184,791      785,362
*   Hub Group, Inc., Class A.........................................   915,991   41,952,388
    Hurco Cos., Inc..................................................   170,547    5,933,330
*   Huron Consulting Group, Inc......................................    62,611    4,141,092
    Hyster-Yale Materials Handling, Inc..............................   166,254    8,432,403
    ICF International, Inc...........................................   529,693   45,389,393
*   IES Holdings, Inc................................................    46,846      908,812
*   InnerWorkings, Inc...............................................   282,630    1,370,756
    Insteel Industries, Inc..........................................    81,231    1,549,075
#   Kadant, Inc......................................................    35,598    3,232,298
    Kelly Services, Inc., Class A.................................... 1,101,185   26,439,452
    Kelly Services, Inc., Class B....................................       567       13,200
    Kennametal, Inc..................................................    19,801      612,841
*   Kirby Corp.......................................................    92,866    7,351,273
    Korn Ferry.......................................................   865,657   31,760,955
*   Lawson Products, Inc.............................................   113,082    5,196,118
*   LB Foster Co., Class A...........................................    56,172    1,022,330
*   Limbach Holdings, Inc............................................    87,910      393,837
*   LS Starrett Co. (The), Class A...................................     4,822       25,846
#   LSC Communications, Inc..........................................   362,595      353,530
    LSI Industries, Inc..............................................    19,418      100,779
*   Lydall, Inc......................................................   304,755    5,964,055
#   Macquarie Infrastructure Corp.................................... 1,596,986   68,893,976
#*  Manitowoc Co., Inc. (The)........................................   595,601    7,599,869
    Marten Transport, Ltd............................................ 1,474,585   31,939,511
*   Mastech Digital, Inc.............................................    21,352      159,499
    Matson, Inc......................................................   293,764   11,215,910
#   Matthews International Corp., Class A............................   391,850   14,490,613
#*  Maxar Technologies, Inc..........................................    17,083      145,035
    McGrath RentCorp.................................................   412,567   31,482,988
*   Mesa Air Group, Inc..............................................    35,996      274,290

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INDUSTRIALS -- (Continued)
*   Milacron Holdings Corp...........................................   118,000 $  1,972,960
    Miller Industries, Inc...........................................   305,495   10,982,545
*   Mistras Group, Inc...............................................    87,980    1,363,690
    Mobile Mini, Inc................................................. 1,184,196   44,549,454
    Moog, Inc., Class A..............................................    33,193    2,778,586
*   MRC Global, Inc..................................................   288,887    3,281,756
*   MYR Group, Inc...................................................   354,246   12,189,605
#   National Presto Industries, Inc..................................     8,595      739,944
*   NL Industries, Inc...............................................   839,677    3,467,866
#   NN, Inc..........................................................   837,687    6,048,100
*   Northwest Pipe Co................................................   122,777    3,744,699
#*  NOW, Inc......................................................... 2,656,166   27,995,990
    nVent Electric P.L.C.............................................   244,447    5,636,948
*   Orion Group Holdings, Inc........................................   348,407    1,707,194
*   PAM Transportation Services, Inc.................................    99,187    5,683,415
    Park-Ohio Holdings Corp..........................................   220,522    6,783,257
*   Patriot Transportation Holding, Inc..............................     2,456       44,208
*   Perma-Pipe International Holdings, Inc...........................   179,398    1,593,054
*   PICO Holdings, Inc...............................................   137,268    1,479,749
    Powell Industries, Inc...........................................   125,157    4,901,148
    Preformed Line Products Co.......................................    74,822    4,085,281
    Primoris Services Corp...........................................    10,177      208,018
#   Quad/Graphics, Inc...............................................   713,024    3,229,999
    Quanex Building Products Corp....................................   922,623   17,797,398
*   RCM Technologies, Inc............................................   167,803      505,087
    Regal Beloit Corp................................................ 1,014,437   75,119,060
#*  Resideo Technologies, Inc........................................   692,477    6,599,306
    Resources Connection, Inc........................................   497,543    7,289,005
#   REV Group, Inc...................................................   640,855    7,972,236
    Rush Enterprises, Inc., Class A..................................   738,648   32,271,531
    Rush Enterprises, Inc., Class B..................................   303,616   13,031,199
*   Saia, Inc........................................................    50,966    4,546,167
    Schneider National, Inc., Class B................................   338,266    7,736,143
#   Scorpio Bulkers, Inc.............................................   409,040    2,658,760
    Servotronics, Inc................................................    15,025      155,208
*   SIFCO Industries, Inc............................................    58,648      149,552
    SkyWest, Inc..................................................... 1,727,796  102,890,252
    Spartan Motors, Inc..............................................   489,863    8,557,907
*   Spirit Airlines, Inc............................................. 1,187,538   44,603,927
*   SPX FLOW, Inc....................................................   490,994   22,232,208
    Standex International Corp.......................................     4,676      354,347
    Steelcase, Inc., Class A.........................................   419,458    7,327,931
#*  Team, Inc........................................................   204,317    3,710,397
    Terex Corp.......................................................   174,374    4,804,004
#*  Textainer Group Holdings, Ltd....................................   158,325    1,638,664
    Timken Co. (The).................................................     2,741      134,309
#   Titan International, Inc.........................................   724,647    1,934,807
*   Titan Machinery, Inc.............................................   614,004   10,192,466
*   TriMas Corp......................................................   533,569   17,244,950
#   Trinity Industries, Inc.......................................... 1,418,431   28,056,565
    Triton International, Ltd........................................ 2,100,474   77,087,396
#   Triumph Group, Inc...............................................   113,371    2,354,716
*   TrueBlue, Inc....................................................   697,599   15,975,017
#*  Tutor Perini Corp................................................ 1,429,535   22,114,906
*   Twin Disc, Inc...................................................    62,640      674,006
#*  U.S. Xpress Enterprises, Inc., Class A...........................    11,085       57,531
*   Ultralife Corp...................................................   274,635    2,372,846
    UniFirst Corp....................................................    95,125   19,104,905
#*  Univar Solutions, Inc............................................    99,871    2,143,232

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INDUSTRIALS -- (Continued)
    Universal Forest Products, Inc................................... 1,186,257 $   59,739,903
#*  USA Truck, Inc...................................................   125,088        991,948
*   Vectrus, Inc.....................................................   118,217      5,403,699
*   Veritiv Corp.....................................................   224,842      3,066,845
    Viad Corp........................................................   433,886     26,475,724
    Virco Manufacturing Corp.........................................    47,331        185,538
*   Volt Information Sciences, Inc...................................     5,911         17,497
    VSE Corp.........................................................   143,240      5,503,281
#   Wabash National Corp............................................. 1,019,589     14,539,339
#   Werner Enterprises, Inc.......................................... 1,443,025     52,670,412
*   Wesco Aircraft Holdings, Inc..................................... 1,354,591     14,927,593
*   WESCO International, Inc......................................... 1,226,933     61,530,690
*   Willis Lease Finance Corp........................................   247,427     13,487,246
                                                                                --------------
TOTAL INDUSTRIALS....................................................            2,666,364,072
                                                                                --------------
INFORMATION TECHNOLOGY -- (10.6%)
    ADTRAN, Inc......................................................   293,694      2,587,444
*   Agilysys, Inc....................................................   284,577      7,168,495
*   Alithya Group, Inc., Class A.....................................   337,461        917,894
*   Alpha & Omega Semiconductor, Ltd.................................   574,651      7,504,942
*   Amkor Technology, Inc............................................ 6,537,297     81,258,602
#*  Amtech Systems, Inc..............................................   570,778      3,264,850
*   Anixter International, Inc.......................................   685,739     56,744,902
#*  Arlo Technologies, Inc...........................................   427,715      1,458,508
    AstroNova, Inc...................................................   171,839      2,725,367
*   Aviat Networks, Inc..............................................       712          9,833
    Avnet, Inc.......................................................   435,210     17,216,908
#   AVX Corp......................................................... 2,233,434     34,216,209
*   Aware, Inc.......................................................   655,871      1,744,617
*   Axcelis Technologies, Inc........................................   362,456      6,948,282
*   AXT, Inc.........................................................   834,569      2,603,855
    Bel Fuse, Inc., Class A..........................................    13,612        182,401
    Bel Fuse, Inc., Class B..........................................   198,870      2,925,378
    Belden, Inc......................................................   344,722     17,677,344
    Benchmark Electronics, Inc....................................... 1,069,130     36,243,507
*   BK Technologies Corp.............................................   103,524        369,788
*   BSQUARE Corp.....................................................   344,452        372,008
*   CACI International, Inc., Class A................................   439,734     98,390,482
#*  CCUR Holdings, Inc...............................................   160,981        571,483
    Cohu, Inc........................................................   583,836      9,703,354
#*  CommScope Holding Co., Inc.......................................   144,414      1,617,437
*   Computer Task Group, Inc.........................................     2,430         13,098
    Comtech Telecommunications Corp..................................   678,059     23,698,162
*   Conduent, Inc....................................................   929,983      5,747,295
    CSP, Inc.........................................................   128,131      1,591,387
    CTS Corp.........................................................   264,539      7,057,900
    Daktronics, Inc..................................................   242,148      1,661,135
*   Digi International, Inc..........................................   787,963     11,362,426
*   Diodes, Inc......................................................   997,806     46,547,650
*   DSP Group, Inc...................................................   122,734      1,829,964
*   EchoStar Corp., Class A..........................................   372,731     14,536,509
*   ePlus, Inc.......................................................    64,774      5,060,793
*   Fabrinet.........................................................   150,023      8,435,793
#*  Finjan Holdings, Inc.............................................   122,670        235,526
*   FormFactor, Inc..................................................   845,197     18,450,650
*   Frequency Electronics, Inc.......................................   203,441      2,400,604
#*  II-VI, Inc.......................................................   905,937     30,031,812
*   Insight Enterprises, Inc......................................... 1,041,167     63,906,830
#*  Intelligent Systems Corp.........................................    20,578        929,508

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
*   Intevac, Inc.....................................................   453,151 $    2,619,213
    KBR, Inc.........................................................   340,105      9,577,357
#   KEMET Corp.......................................................   203,465      4,423,329
*   Key Tronic Corp..................................................   367,188      2,192,112
*   Kimball Electronics, Inc.........................................   799,426     11,879,470
#*  Knowles Corp..................................................... 1,864,096     40,227,192
    Kulicke & Soffa Industries, Inc.................................. 2,029,787     48,197,292
*   KVH Industries, Inc..............................................   215,843      2,205,915
    LogMeIn, Inc.....................................................   277,597     18,232,571
    ManTech International Corp., Class A.............................   766,479     60,689,807
    Methode Electronics, Inc.........................................    35,274      1,213,426
    MKS Instruments, Inc.............................................    87,016      9,416,871
#   MTS Systems Corp.................................................   141,143      7,971,757
*   NETGEAR, Inc.....................................................   167,270      4,544,726
*   Netscout Systems, Inc............................................ 2,028,366     49,127,024
*   NetSol Technologies, Inc.........................................    25,107        130,807
    Network-1 Technologies, Inc......................................     3,899          8,734
*   Onto Innovation Inc..............................................   385,795     12,422,620
*   Optical Cable Corp...............................................   155,560        458,902
    PC Connection, Inc...............................................   869,150     42,449,286
    PC-Tel, Inc......................................................     2,144         15,330
#*  PDF Solutions, Inc...............................................   512,495      8,281,919
*   Perceptron, Inc..................................................   194,557        882,316
#*  Perficient, Inc..................................................   181,213      7,103,550
    Perspecta, Inc...................................................   138,563      3,677,462
*   Photronics, Inc.................................................. 1,181,303     13,939,375
*   Plexus Corp......................................................   703,259     51,998,970
    Presidio, Inc....................................................   293,315      4,869,029
*   Rambus, Inc......................................................   586,925      8,125,977
#*  RealNetworks, Inc................................................    37,088         60,083
*   Ribbon Communications, Inc.......................................   525,561      2,254,657
    Richardson Electronics, Ltd......................................   332,658      1,919,437
*   Sanmina Corp..................................................... 2,305,591     70,850,811
*   ScanSource, Inc..................................................   670,636     21,661,543
#*  Stratasys, Ltd...................................................   618,709     12,794,902
#*  Super Micro Computer, Inc........................................   516,057     10,672,059
*   Sykes Enterprises, Inc........................................... 1,021,937     31,572,744
#*  Synaptics, Inc...................................................   123,425      5,197,427
    SYNNEX Corp......................................................   632,217     74,437,230
*   Tech Data Corp................................................... 1,103,723    134,102,344
    TESSCO Technologies, Inc.........................................   132,606      1,762,334
    TiVo Corp........................................................ 2,303,809     18,753,005
*   Trio-Tech International..........................................    46,744        172,485
#*  TTM Technologies, Inc............................................ 3,092,493     36,213,093
#*  Ultra Clean Holdings, Inc........................................   381,332      8,149,065
*   Veeco Instruments, Inc...........................................   203,285      2,772,807
#   Vishay Intertechnology, Inc...................................... 3,965,663     79,908,109
*   Vishay Precision Group, Inc......................................   256,277      8,726,232
    Xperi Corp.......................................................    93,268      1,893,807
                                                                                --------------
TOTAL INFORMATION TECHNOLOGY.........................................            1,588,677,445
                                                                                --------------
MATERIALS -- (6.3%)
>>  A Schulman, Inc..................................................    42,228              0
*   AdvanSix, Inc....................................................    54,370      1,237,461
#*  AgroFresh Solutions, Inc.........................................   286,747        659,518
#*  Alcoa Corp....................................................... 1,502,403     31,234,958
#*  Allegheny Technologies, Inc...................................... 2,109,849     44,327,927
*   American Biltrite, Inc...........................................        25         11,000
    American Vanguard Corp...........................................   873,338     12,209,265

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE+
                                                                      ---------- ------------
MATERIALS -- (Continued)
    Boise Cascade Co.................................................  1,036,626 $ 37,080,112
    Carpenter Technology Corp........................................  1,573,170   77,116,793
#*  Century Aluminum Co..............................................  1,769,382   10,315,497
#*  Clearwater Paper Corp............................................     59,752    1,107,802
#*  Coeur Mining, Inc................................................  8,007,338   44,200,506
    Commercial Metals Co.............................................  4,138,745   80,001,941
*   Core Molding Technologies, Inc...................................    198,382    1,132,761
    Domtar Corp......................................................  2,246,670   81,756,321
#*  Element Solutions, Inc...........................................  6,662,951   72,359,648
    Ferroglobe P.L.C.................................................    809,835      500,640
    Friedman Industries, Inc.........................................    188,992    1,309,696
#   FutureFuel Corp..................................................    658,646    8,121,105
#   Gold Resource Corp...............................................     56,310      246,638
    Greif, Inc., Class A.............................................    572,196   22,412,917
    Greif, Inc., Class B.............................................      2,437      114,612
    Hawkins, Inc.....................................................      7,452      318,573
    Haynes International, Inc........................................    252,515    8,701,667
#   Hecla Mining Co.................................................. 12,107,118   27,846,371
    Huntsman Corp....................................................     39,106      865,416
    Innophos Holdings, Inc...........................................     76,882    2,507,891
    Innospec, Inc....................................................     89,253    8,154,154
*   Intrepid Potash, Inc.............................................  1,261,432    3,897,825
    Kaiser Aluminum Corp.............................................    134,174   14,367,352
*   Kraton Corp......................................................    870,342   19,513,068
#   Kronos Worldwide, Inc............................................     96,327    1,221,426
#*  Livent Corp......................................................     51,803      355,369
    Louisiana-Pacific Corp...........................................    224,017    6,548,017
#*  LSB Industries, Inc..............................................    262,664    1,111,069
    Materion Corp....................................................    516,072   29,333,532
#   Mercer International, Inc........................................  1,504,471   18,354,546
    Minerals Technologies, Inc.......................................    381,329   18,856,719
#   Nexa Resources SA................................................    360,366    3,852,313
#   Olin Corp........................................................  2,179,683   39,975,386
    Olympic Steel, Inc...............................................    202,391    3,031,817
    Owens-Illinois, Inc..............................................    199,623    1,696,796
    PH Glatfelter Co.................................................  1,138,700   20,496,600
*   PQ Group Holdings, Inc...........................................    402,435    6,628,104
#   Rayonier Advanced Materials, Inc.................................    712,568    2,971,409
    Resolute Forest Products, Inc....................................  1,003,009    3,630,893
    Schnitzer Steel Industries, Inc., Class A........................    537,937   11,479,576
    Schweitzer-Mauduit International, Inc............................    168,930    6,839,976
#*  Summit Materials, Inc., Class A..................................  1,600,688   36,703,776
*   SunCoke Energy, Inc..............................................  1,138,637    6,023,390
    Synalloy Corp....................................................     81,622    1,278,201
    Tecnoglass, Inc..................................................      3,178       26,854
#*  TimkenSteel Corp.................................................    503,905    2,831,946
*   Trecora Resources................................................    185,304    1,625,116
    Tredegar Corp....................................................    918,298   18,255,764
#   Trinseo SA.......................................................     44,958    1,910,715
*   Tronox Holdings P.L.C., Class A..................................  1,300,886   11,044,522
#*  UFP Technologies, Inc............................................     85,801    3,570,180
    United States Lime & Minerals, Inc...............................      6,096      539,496
#   United States Steel Corp.........................................  3,887,373   44,743,663
#*  Universal Stainless & Alloy Products, Inc........................    212,226    2,848,073
*   Venator Materials P.L.C..........................................     54,560      134,763
*   Verso Corp., Class A.............................................    651,211    9,533,729
#   Warrior Met Coal, Inc............................................    171,265    3,336,242
*   Webco Industries, Inc............................................      8,863    1,172,132
                                                                                 ------------
TOTAL MATERIALS......................................................             935,591,545
                                                                                 ------------

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                          SHARES        VALUE+
                                                                        ----------- ---------------
REAL ESTATE -- (0.2%)
      Alexander & Baldwin, Inc.........................................      16,117 $       378,911
#*    Altisource Asset Management Corp.................................       2,742          37,154
#     Consolidated-Tomoka Land Co......................................      40,322       2,579,398
#*    FRP Holdings, Inc................................................      26,259       1,359,691
      Griffin Industrial Realty, Inc...................................      22,359         880,497
      RE/MAX Holdings, Inc., Class A...................................      58,440       1,954,818
#     Realogy Holdings Corp............................................   2,930,130      23,089,424
#*    Stratus Properties, Inc..........................................     114,534       3,158,848
*     Tejon Ranch Co...................................................      60,981         980,575
                                                                                    ---------------
TOTAL REAL ESTATE......................................................                  34,419,316
                                                                                    ---------------
UTILITIES -- (0.2%)
      TerraForm Power, Inc., Class A...................................   1,867,238      31,705,701
                                                                                    ---------------
TOTAL COMMON STOCKS....................................................              13,651,095,272
                                                                                    ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................      16,730         439,497
                                                                                    ---------------
ENERGY -- (0.0%)
*>>   Enron TOPRS Escrow Shares........................................      34,332               0
                                                                                    ---------------
TOTAL PREFERRED STOCKS.................................................                     439,497
                                                                                    ---------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
*>>   Parker Drilling Co...............................................         181               0
                                                                                    ---------------
TOTAL INVESTMENT SECURITIES
      (Cost $11,391,408,237)...........................................              13,651,534,769
                                                                                    ---------------
TEMPORARY CASH INVESTMENTS -- (1.5%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 222,084,643     222,084,643
                                                                                    ---------------
SECURITIES LENDING COLLATERAL -- (7.1%)
@(S)  The DFA Short Term Investment Fund...............................  91,811,493   1,062,350,780
                                                                                    ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $12,675,712,209)...........................................             $14,935,970,192
                                                                                    ===============

As of October 31, 2019, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............    649     12/20/19  $98,055,691 $98,511,710    $456,019
                                                         ----------- -----------    --------
TOTAL FUTURES CONTRACTS............                      $98,055,691 $98,511,710    $456,019
                                                         =========== ===========    ========

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.................... $   477,662,779             --   --    $   477,662,779
   Consumer Discretionary....................   1,885,980,140 $       53,318   --      1,886,033,458
   Consumer Staples..........................     525,619,815             --   --        525,619,815
   Energy....................................   1,086,602,854             --   --      1,086,602,854
   Financials................................   3,973,986,807        468,456   --      3,974,455,263
   Health Care...............................     443,926,061         36,963   --        443,963,024
   Industrials...............................   2,666,364,072             --   --      2,666,364,072
   Information Technology....................   1,588,677,445             --   --      1,588,677,445
   Materials.................................     935,591,545             --   --        935,591,545
   Real Estate...............................      34,419,316             --   --         34,419,316
   Utilities.................................      31,705,701             --   --         31,705,701
Preferred Stocks
   Communication Services....................         439,497             --   --            439,497
Temporary Cash Investments...................     222,084,643             --   --        222,084,643
Securities Lending Collateral................              --  1,062,350,780   --      1,062,350,780
Futures Contracts**..........................         456,019             --   --            456,019
                                              --------------- --------------   --    ---------------
TOTAL........................................ $13,873,516,694 $1,062,909,517   --    $14,936,426,211
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (94.7%)
COMMUNICATION SERVICES -- (8.1%)
    A.H. Belo Corp., Class A.........................................    34,418 $    123,905
    Activision Blizzard, Inc.........................................   346,005   19,386,660
*   Alaska Communications Systems Group, Inc.........................   152,766      250,536
*   Alphabet, Inc., Class A..........................................   131,837  165,956,416
*   Alphabet, Inc., Class C..........................................   127,904  161,173,109
*   Altice USA, Inc., Class A........................................   747,555   23,136,827
#   AMC Entertainment Holdings, Inc., Class A........................   142,362    1,333,932
#*  AMC Networks, Inc., Class A......................................    93,328    4,064,434
#*  ANGI Homeservices, Inc., Class A.................................    63,366      434,057
#   Anterix, Inc.....................................................    24,371      988,488
    AT&T, Inc........................................................ 9,445,617  363,561,798
    ATN International, Inc...........................................    38,595    2,285,982
#*  AutoWeb, Inc.....................................................    16,158       39,426
*   Ballantyne Strong, Inc...........................................    15,453       44,968
#*  Bandwidth, Inc., Class A.........................................     3,164      177,659
    Beasley Broadcast Group, Inc., Class A...........................    17,014       48,660
#*  Boingo Wireless, Inc.............................................    91,951      870,776
#*  Boston Omaha Corp., Class A......................................     1,118       25,110
    Cable One, Inc...................................................    14,179   18,792,421
#*  Care.com, Inc....................................................    65,925      770,004
#*  Cargurus, Inc....................................................    41,132    1,381,624
#*  Cars.com, Inc....................................................   298,822    3,379,677
#   CBS Corp., Class A...............................................     9,684      386,876
    CBS Corp., Class B...............................................   541,362   19,510,686
*   Central European Media Enterprises, Ltd., Class A................    30,475      136,680
#   CenturyLink, Inc................................................. 1,783,451   23,077,856
*   Charter Communications, Inc., Class A............................   121,189   56,699,486
#*  Cincinnati Bell, Inc.............................................   139,051      710,551
#   Cinemark Holdings, Inc...........................................   267,556    9,792,550
*   Clear Channel Outdoor Holdings, Inc..............................    55,541      129,411
    Cogent Communications Holdings, Inc..............................    94,960    5,568,454
    Comcast Corp., Class A........................................... 3,785,859  169,682,200
#*  comScore, Inc....................................................   112,593      260,090
#   Consolidated Communications Holdings, Inc........................   195,558      782,232
*   Cumulus Media, Inc., Class A.....................................    17,189      235,317
*   DHI Group, Inc...................................................   915,363    3,313,614
#*  Discovery, Inc., Class A.........................................   227,223    6,124,796
*   Discovery, Inc., Class B.........................................     1,400       47,040
*   Discovery, Inc., Class C.........................................   457,670   11,551,591
*   DISH Network Corp., Class A......................................   359,701   12,366,520
*   Electronic Arts, Inc.............................................   195,262   18,823,257
    Emerald Expositions Events, Inc..................................    55,592      540,354
*   Emmis Communications Corp., Class A..............................    13,708       64,702
#   Entercom Communications Corp., Class A...........................   306,157    1,065,426
    Entravision Communications Corp., Class A........................   196,108      556,947
#*  Eros International P.L.C.........................................     5,000       11,200
#   EW Scripps Co. (The), Class A....................................   154,031    2,069,407
*   Facebook, Inc., Class A.......................................... 1,559,452  298,868,976
#*  Fluent, Inc......................................................     7,305       17,021
    Fox Corp., Class A...............................................   438,512   14,049,924
*   Fox Corp., Class B...............................................   226,453    7,074,392
#*  Frontier Communications Corp.....................................    51,423       46,795
#*  Gaia, Inc........................................................    18,401      127,519
#   Gannett Co., Inc.................................................   288,741    3,132,840
#*  GCI Liberty, Inc., Class A.......................................   177,521   12,422,920
#*  Glu Mobile, Inc..................................................   195,124    1,157,085

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMUNICATION SERVICES -- (Continued)
*   Gray Television, Inc.............................................   250,267 $ 4,106,881
*   Gray Television, Inc., Class A...................................       600      10,710
*   Harte-Hanks, Inc.................................................     9,647      25,758
*   Hemisphere Media Group, Inc......................................    37,706     486,784
*   IAC/InterActiveCorp..............................................    49,083  11,154,112
*   IDT Corp., Class B...............................................   204,755   1,394,382
*   IMAX Corp........................................................   148,703   3,174,809
#*  Intelsat SA......................................................   222,232   5,642,470
    Interpublic Group of Cos., Inc. (The)............................   651,501  14,170,147
#*  Iridium Communications, Inc......................................   219,253   5,365,121
#   John Wiley & Sons, Inc., Class A.................................   100,171   4,614,878
    John Wiley & Sons, Inc., Class B.................................     4,638     213,951
*   Lee Enterprises, Inc.............................................    20,446      37,007
*   Liberty Broadband Corp., Class A.................................    26,193   3,090,512
*   Liberty Broadband Corp., Class C.................................   123,739  14,609,864
#*  Liberty Latin America, Ltd., Class A.............................     7,870     147,090
#*  Liberty Latin America, Ltd., Class C.............................    51,006     939,020
#*  Liberty Media Corp.-Liberty Braves, Class A......................    14,764     435,833
*   Liberty Media Corp.-Liberty Braves, Class B......................       239       8,186
#*  Liberty Media Corp.-Liberty Braves, Class C......................    28,666     843,067
#*  Liberty Media Corp.-Liberty Formula One, Class A.................    36,543   1,477,434
*   Liberty Media Corp.-Liberty Formula One, Class C.................   262,997  11,177,373
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................    88,625   3,980,149
*   Liberty Media Corp.-Liberty SiriusXM, Class B....................     2,392     109,135
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................   176,051   7,955,745
*   Liberty TripAdvisor Holdings, Inc., Class A......................   179,914   1,736,170
*   Liberty TripAdvisor Holdings, Inc., Class B......................       694       6,801
#   Lions Gate Entertainment Corp., Class A..........................   129,169   1,032,060
#   Lions Gate Entertainment Corp., Class B..........................   200,399   1,500,989
#*  Live Nation Entertainment, Inc...................................   193,558  13,645,839
*   Loral Space & Communications, Inc................................     4,317     172,637
*   Madison Square Garden Co. (The), Class A.........................    34,701   9,262,391
*   Marchex, Inc., Class B...........................................   118,359     391,768
    Marcus Corp. (The)...............................................    49,263   1,778,394
#   Match Group, Inc.................................................    72,979   5,326,737
#*  McClatchy Co. (The), Class A.....................................     6,581      17,111
#*  Meet Group, Inc. (The)...........................................   149,076     635,064
#   Meredith Corp....................................................   112,282   4,233,031
#*  MSG Networks, Inc., Class A......................................   123,281   1,998,385
    National CineMedia, Inc..........................................   146,731   1,231,807
*   Netflix, Inc.....................................................   142,273  40,890,683
#   New Media Investment Group, Inc..................................   134,076   1,181,210
#   New York Times Co. (The), Class A................................   265,737   8,211,273
    News Corp., Class A..............................................   571,435   7,834,374
    News Corp., Class B..............................................   214,953   3,035,136
#   Nexstar Media Group, Inc., Class A...............................   111,393  10,837,425
#   Omnicom Group, Inc...............................................   223,584  17,258,449
#*  ORBCOMM, Inc.....................................................   180,315     723,063
#*  QuinStreet, Inc..................................................    85,523   1,097,260
#*  Reading International, Inc., Class A.............................    40,190     456,960
#*  Roku, Inc........................................................    35,815   5,271,968
#*  Rosetta Stone, Inc...............................................    37,418     716,929
    Saga Communications, Inc., Class A...............................     1,544      46,582
#   Salem Media Group, Inc...........................................   153,144     231,247
    Scholastic Corp..................................................    52,735   2,030,298
    Shenandoah Telecommunications Co.................................   132,801   4,270,880
    Sinclair Broadcast Group, Inc., Class A..........................   197,190   7,856,050
#   Sirius XM Holdings, Inc.......................................... 1,699,543  11,420,929
#*  Snap, Inc., Class A..............................................   467,849   7,045,806

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
COMMUNICATION SERVICES -- (Continued)
    Spok Holdings, Inc...............................................    52,509 $      624,857
*   Spotify Technology S.A...........................................    21,556      3,110,531
#*  Sprint Corp......................................................   736,287      4,572,342
*   Take-Two Interactive Software, Inc...............................   112,624     13,554,298
#*  TechTarget, Inc..................................................    51,091      1,246,620
    TEGNA, Inc.......................................................   489,106      7,351,263
    Telephone & Data Systems, Inc....................................   241,783      6,308,118
*   T-Mobile US, Inc.................................................   322,138     26,627,927
    Townsquare Media, Inc., Class A..................................    28,652        194,547
#*  Travelzoo........................................................    60,247        609,700
    Tribune Publishing Co............................................    69,923        626,510
#*  TripAdvisor, Inc.................................................   208,777      8,434,591
*   TrueCar Inc......................................................   165,060        541,397
*   Twitter, Inc.....................................................   479,736     14,377,688
*   United States Cellular Corp......................................    67,294      2,504,683
#*  Urban One, Inc...................................................   144,888        318,754
    Verizon Communications, Inc...................................... 4,479,769    270,891,631
#   Viacom, Inc., Class A............................................    15,801        377,486
    Viacom, Inc., Class B............................................   620,668     13,381,602
#*  Vonage Holdings Corp.............................................   380,434      3,716,840
    Walt Disney Co. (The)............................................   879,338    114,243,593
#   World Wrestling Entertainment, Inc., Class A.....................    52,028      2,915,649
#*  Yelp, Inc........................................................   114,687      3,957,848
*   Zayo Group Holdings, Inc.........................................   518,687     17,707,974
*   Zedge, Inc., Class B.............................................    13,473         23,714
#*  Zillow Group, Inc., Class A......................................    85,879      2,781,621
#*  Zillow Group, Inc., Class C......................................   196,868      6,411,991
*   Zynga, Inc., Class A............................................. 1,400,125      8,638,771
                                                                                --------------
TOTAL COMMUNICATION SERVICES.........................................            2,253,239,854
                                                                                --------------
CONSUMER DISCRETIONARY -- (11.6%)
*   1-800-Flowers.com, Inc., Class A.................................    71,666      1,021,957
    Aaron's, Inc.....................................................   148,041     11,092,712
#   Abercrombie & Fitch Co., Class A.................................   237,921      3,851,941
    Acushnet Holdings Corp...........................................   147,271      4,189,860
#   Adient P.L.C.....................................................   212,525      4,503,405
*   Adtalem Global Education, Inc....................................   136,623      4,068,633
    Advance Auto Parts, Inc..........................................    84,366     13,707,788
*   Amazon.com, Inc..................................................   320,056    568,630,693
    AMCON Distributing Co............................................       377         27,521
*   American Axle & Manufacturing Holdings, Inc......................   451,809      3,777,123
    American Eagle Outfitters, Inc...................................   444,161      6,831,196
*   American Outdoor Brands Corp.....................................   201,870      1,429,240
*   American Public Education, Inc...................................    44,753        972,035
*   America's Car-Mart, Inc..........................................    18,545      1,687,410
    Aptiv P.L.C......................................................   251,055     22,481,975
    Aramark..........................................................   434,050     18,994,028
    Ark Restaurants Corp.............................................     3,010         61,705
#*  Asbury Automotive Group, Inc.....................................    55,995      5,774,764
#*  Ascena Retail Group, Inc.........................................   464,097        163,455
#*  Aspen Group, Inc.................................................    17,519        109,494
#*  At Home Group, Inc...............................................   134,916      1,149,484
#   Autoliv, Inc.....................................................   173,044     13,469,745
*   AutoNation, Inc..................................................   191,226      9,723,842
*   AutoZone, Inc....................................................    18,625     21,314,077
#*  Barnes & Noble Education, Inc....................................   148,291        609,476
    Bassett Furniture Industries, Inc................................    16,606        253,242
#*  BBQ Holdings, Inc................................................     5,587         27,935
    BBX Capital Corp.................................................    44,595        199,340

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Beazer Homes USA, Inc............................................  68,898 $ 1,034,159
#   Bed Bath & Beyond, Inc........................................... 360,982   4,945,453
    Best Buy Co., Inc................................................ 486,039  34,912,181
#   Big 5 Sporting Goods Corp........................................ 360,861   1,154,755
#   Big Lots, Inc.................................................... 124,716   2,702,596
#*  Biglari Holdings, Inc., Class A..................................     319     134,305
*   Biglari Holdings, Inc., Class B..................................   4,006     334,421
#   BJ's Restaurants, Inc............................................  53,686   2,125,429
#   Bloomin' Brands, Inc............................................. 191,409   3,791,812
*   Booking Holdings, Inc............................................  33,745  69,135,744
*   Boot Barn Holdings, Inc..........................................  62,822   2,201,911
    BorgWarner, Inc.................................................. 441,639  18,407,514
    Bowl America, Inc., Class A......................................   1,576      24,582
#   Boyd Gaming Corp.................................................  37,566   1,023,674
*   Bright Horizons Family Solutions, Inc............................  97,835  14,530,454
#   Brinker International, Inc.......................................  79,820   3,547,999
    Brunswick Corp................................................... 161,449   9,402,790
#   Buckle, Inc. (The)...............................................  23,083     482,896
#*  Build-A-Bear Workshop, Inc.......................................  37,992     132,212
*   Burlington Stores, Inc...........................................  71,956  13,827,785
#*  Caesars Entertainment Corp....................................... 928,899  11,406,880
    Caleres, Inc..................................................... 101,579   2,185,980
    Callaway Golf Co................................................. 206,123   4,167,807
#   Camping World Holdings, Inc., Class A............................  15,770     149,027
*   Capri Holdings, Ltd.............................................. 222,503   6,913,168
*   Career Education Corp............................................ 170,116   2,408,843
#*  CarMax, Inc...................................................... 239,663  22,329,402
    Carnival Corp.................................................... 383,951  16,467,658
    Carriage Services, Inc...........................................  42,820   1,103,043
#*  Carrols Restaurant Group, Inc.................................... 100,627     717,471
#   Carter's, Inc....................................................  92,455   9,267,689
#*  Carvana Co.......................................................  19,443   1,576,438
    Cato Corp. (The), Class A........................................  53,136     929,349
*   Cavco Industries, Inc............................................  17,292   3,314,012
*   Century Casinos, Inc.............................................   1,900      14,041
#*  Century Communities, Inc.........................................  70,227   2,118,749
*   Charles & Colvard, Ltd...........................................   4,900       6,517
#   Cheesecake Factory, Inc. (The)................................... 106,820   4,464,008
#*  Chegg, Inc.......................................................  63,674   1,952,245
#   Chico's FAS, Inc................................................. 487,993   1,678,696
#   Children's Place, Inc. (The).....................................  34,932   2,861,280
*   Chipotle Mexican Grill, Inc......................................  24,477  19,047,022
#   Choice Hotels International, Inc.................................  97,125   8,593,620
    Churchill Downs, Inc.............................................  19,972   2,596,160
*   Chuy's Holdings, Inc.............................................  35,308     860,456
    Citi Trends, Inc.................................................  37,893     676,390
    Clarus Corp......................................................  57,781     736,708
    Collectors Universe, Inc.........................................  11,724     336,010
    Columbia Sportswear Co........................................... 122,078  11,041,955
#*  Conn's, Inc......................................................  69,540   1,682,173
#*  Container Store Group, Inc. (The)................................  75,674     319,344
#   Cooper Tire & Rubber Co.......................................... 306,901   8,666,884
*   Cooper-Standard Holdings, Inc....................................  45,390   1,446,125
#   Core-Mark Holding Co., Inc.......................................  86,410   2,637,233
#   Cracker Barrel Old Country Store, Inc............................  49,045   7,626,497
*   Crocs, Inc....................................................... 102,523   3,587,280
    Crown Crafts, Inc................................................   9,025      55,684
    CSS Industries, Inc..............................................  31,318     140,931
    Culp, Inc........................................................  27,347     423,058

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Dana, Inc........................................................   395,851 $ 6,424,662
    Darden Restaurants, Inc..........................................   130,879  14,693,785
#   Dave & Buster's Entertainment, Inc...............................    88,599   3,524,468
*   Deckers Outdoor Corp.............................................    61,737   9,439,587
*   Del Taco Restaurants, Inc........................................   328,045   2,504,624
    Delphi Technologies P.L.C........................................   212,312   2,592,330
#*  Delta Apparel, Inc...............................................     8,849     220,783
*   Denny's Corp.....................................................   131,897   2,653,768
#   Designer Brands, Inc., Class A...................................   156,921   2,589,196
*   Destination XL Group, Inc........................................    56,418      81,806
#   Dick's Sporting Goods, Inc.......................................   187,754   7,309,263
#   Dillard's, Inc., Class A.........................................    77,572   5,350,917
#   Dine Brands Global, Inc..........................................    35,570   2,601,945
*   Dixie Group, Inc. (The)..........................................   311,589     610,714
    Dollar General Corp..............................................   199,890  32,050,363
*   Dollar Tree, Inc.................................................   333,292  36,795,437
#   Domino's Pizza, Inc..............................................    37,514  10,189,553
#*  Dorman Products, Inc.............................................    75,019   5,397,617
    Dover Motorsports, Inc...........................................     3,182       6,141
    DR Horton, Inc...................................................   480,200  25,148,074
#*  Drive Shack, Inc.................................................    79,916     318,865
#*  Duluth Holdings, Inc., Class B...................................     5,670      52,391
    Dunkin' Brands Group, Inc........................................   144,609  11,369,160
    eBay, Inc........................................................   726,526  25,610,041
#   Educational Development Corp.....................................     5,764      38,619
#*  El Pollo Loco Holdings, Inc......................................    82,630     960,161
#*  Eldorado Resorts, Inc............................................    73,731   3,300,937
*   Emerson Radio Corp...............................................    14,810      11,698
    Escalade, Inc....................................................    25,241     289,262
#   Ethan Allen Interiors, Inc.......................................    59,518   1,173,100
#*  Etsy, Inc........................................................    89,658   3,988,884
    Expedia Group, Inc...............................................   159,724  21,827,882
#*  Express, Inc.....................................................   592,391   1,907,499
    Extended Stay America, Inc.......................................   480,766   6,831,685
#*  Fiesta Restaurant Group, Inc.....................................    80,344     690,557
*   Five Below, Inc..................................................    84,265  10,542,394
    Flanigan's Enterprises, Inc......................................     1,100      24,866
    Flexsteel Industries, Inc........................................    15,785     261,557
#*  Floor & Decor Holdings, Inc., Class A............................   151,704   6,952,594
    Foot Locker, Inc.................................................   225,338   9,804,456
    Ford Motor Co.................................................... 4,865,759  41,796,870
#*  Fossil Group, Inc................................................   107,024   1,164,421
#*  Fox Factory Holding Corp.........................................    64,549   3,933,616
#*  Francesca's Holdings Corp........................................     9,101     157,902
*   Franchise Group, Inc.............................................     1,211      14,484
*   frontdoor, Inc...................................................   117,754   5,679,275
*   Full House Resorts, Inc..........................................     1,684       4,176
#   GameStop Corp., Class A..........................................   830,826   4,519,693
#   Gap, Inc. (The)..................................................   704,361  11,452,910
    Garmin, Ltd......................................................   184,653  17,311,219
#*  Garrett Motion, Inc..............................................    75,726     719,397
    General Motors Co................................................ 1,861,281  69,165,202
#*  Genesco, Inc.....................................................    45,439   1,765,305
    Gentex Corp......................................................   623,726  17,495,514
*   Gentherm, Inc....................................................    73,815   3,083,253
    Genuine Parts Co.................................................   176,525  18,107,934
#*  G-III Apparel Group, Ltd.........................................   135,045   3,390,980
*   Good Times Restaurants, Inc......................................     4,986       8,875
    Goodyear Tire & Rubber Co. (The).................................   514,774   8,169,463

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE+
                                                                       --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*   GoPro, Inc., Class A.............................................   192,415 $    800,446
     Graham Holdings Co., Class B.....................................     9,629    6,062,996
#*   Grand Canyon Education, Inc......................................    85,398    7,853,200
*    Green Brick Partners, Inc........................................    14,320      144,202
     Group 1 Automotive, Inc..........................................    63,133    6,277,946
#*   Groupon, Inc.....................................................   933,674    2,595,614
#*   GrubHub, Inc.....................................................    78,042    2,658,111
#    Guess?, Inc......................................................   171,751    2,876,829
#    H&R Block, Inc...................................................   338,964    8,470,710
#*   Habit Restaurants, Inc. (The), Class A...........................    49,722      522,578
#    Hamilton Beach Brands Holding Co., Class A.......................    21,074      393,030
#    Hanesbrands, Inc.................................................   700,939   10,661,282
#    Harley-Davidson, Inc.............................................   353,524   13,755,619
     Hasbro, Inc......................................................   101,598    9,886,501
#    Haverty Furniture Cos., Inc......................................    40,802      740,148
     Haverty Furniture Cos., Inc., Class A............................     1,608       29,233
*    Helen of Troy, Ltd...............................................    44,574    6,675,402
#*   Hibbett Sports, Inc..............................................    40,729      971,794
*    Hilton Grand Vacations, Inc......................................   211,407    7,342,165
     Hilton Worldwide Holdings, Inc...................................   253,570   24,586,147
     Home Depot, Inc. (The)...........................................   659,768  154,768,377
#    Hooker Furniture Corp............................................    31,147      737,249
#*   Horizon Global Corp..............................................    42,715      164,026
*    Houghton Mifflin Harcourt Co.....................................   265,193    1,713,147
*    Hudson, Ltd., Class A............................................    67,484      838,151
#    Hyatt Hotels Corp., Class A......................................    66,276    4,953,468
*    Installed Building Products, Inc.................................    56,778    3,703,061
#    International Game Technology P.L.C..............................    57,160      756,798
#*   iRobot Corp......................................................    50,749    2,438,997
*    J Alexander's Holdings, Inc......................................    25,845      249,404
#    J. Jill, Inc.....................................................   102,110      176,650
#    Jack in the Box, Inc.............................................    50,440    4,237,969
#*   JAKKS Pacific, Inc...............................................   282,173      217,273
#*   JC Penney Co., Inc............................................... 1,084,131    1,084,131
     Johnson Outdoors, Inc., Class A..................................    19,173    1,122,579
*    K12, Inc.........................................................   126,211    2,497,716
     KB Home..........................................................   105,351    3,759,977
#*   Kirkland's, Inc..................................................    79,973      126,357
     Kohl's Corp......................................................   362,299   18,571,447
#*   Kontoor Brands, Inc..............................................    30,814    1,170,932
*    Koss Corp........................................................     1,533        2,759
#    L Brands, Inc....................................................   410,724    6,998,737
*    Lakeland Industries, Inc.........................................    13,493      149,098
#*   Lands' End, Inc..................................................    67,776      818,056
     Las Vegas Sands Corp.............................................   306,555   18,957,361
*    Laureate Education, Inc., Class A................................    33,978      525,130
*>>  Lazare Kaplan International Inc..................................     1,600          225
     La-Z-Boy, Inc....................................................   108,650    3,858,161
#*   Lazydays Holdings, Inc...........................................     2,974       11,985
#    LCI Industries...................................................    58,916    5,721,922
*    Leaf Group, Ltd..................................................    41,223      122,432
     Lear Corp........................................................   136,941   16,127,542
#    Leggett & Platt, Inc.............................................   268,693   13,783,951
     Lennar Corp., Class A............................................   261,461   15,583,076
     Lennar Corp., Class B............................................    26,101    1,227,269
#*   LGI Homes, Inc...................................................    51,397    4,033,637
#*   Libbey, Inc......................................................    57,764      103,975
     Lifetime Brands, Inc.............................................    37,101      296,437
*    Lincoln Educational Services Corp................................    13,808       26,788

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Liquidity Services, Inc..........................................    81,845 $   531,174
#   Lithia Motors, Inc., Class A.....................................    58,239   9,171,478
*   LKQ Corp.........................................................   441,024  14,990,406
    Lowe's Cos., Inc.................................................   631,829  70,518,435
*   Luby's, Inc......................................................   599,043   1,102,239
*   Lululemon Athletica, Inc.........................................   112,055  22,889,475
#*  Lumber Liquidators Holdings, Inc.................................    63,876     589,575
*   M/I Homes, Inc...................................................    45,749   2,021,191
#   Macy's, Inc......................................................   884,609  13,410,672
*   Malibu Boats, Inc., Class A......................................    54,605   1,781,215
#   Marine Products Corp.............................................    11,488     154,169
*   MarineMax, Inc...................................................    72,254   1,116,324
    Marriott International, Inc., Class A............................   216,718  27,425,663
#   Marriott Vacations Worldwide Corp................................    98,475  10,825,357
*   MasterCraft Boat Holdings, Inc...................................    56,668     892,521
#*  Mattel, Inc......................................................   279,065   3,332,036
    McDonald's Corp..................................................   422,272  83,060,902
    MDC Holdings, Inc................................................   149,938   5,804,100
>>  Media General, Inc...............................................    34,446       3,255
*   Meritage Homes Corp..............................................    85,142   6,137,887
    MGM Resorts International........................................   434,678  12,388,323
#*  Michaels Cos., Inc. (The)........................................   288,163   2,515,663
*   Modine Manufacturing Co..........................................   158,017   1,806,134
*   Mohawk Industries, Inc...........................................   114,826  16,463,752
*   Monarch Casino & Resort, Inc.....................................     6,425     277,496
#   Monro, Inc.......................................................    61,047   4,280,005
#*  Motorcar Parts of America, Inc...................................    61,000   1,162,660
#   Movado Group, Inc................................................    34,626     902,007
*   Murphy USA, Inc..................................................    86,948  10,253,778
    Nathan's Famous, Inc.............................................     8,747     665,647
*   National Vision Holdings, Inc....................................   131,867   3,138,435
#*  Nautilus, Inc....................................................    69,651     114,924
*   New Home Co., Inc. (The).........................................    62,065     289,844
    Newell Brands, Inc...............................................   608,841  11,549,714
    NIKE, Inc., Class B..............................................   897,617  80,381,602
    Nobility Homes, Inc..............................................     1,105      27,349
#*  Noodles & Co.....................................................    11,233      59,872
#   Nordstrom, Inc...................................................   301,062  10,808,126
*   Norwegian Cruise Line Holdings, Ltd..............................   314,847  15,981,634
*   NVR, Inc.........................................................     4,840  17,601,096
    Office Depot, Inc................................................ 1,417,061   2,919,146
#*  Ollie's Bargain Outlet Holdings, Inc.............................    87,334   5,578,896
*   O'Reilly Automotive, Inc.........................................    69,833  30,412,970
    Oxford Industries, Inc...........................................    37,278   2,566,963
    P&F Industries, Inc., Class A....................................       504       3,352
#   Papa John's International, Inc...................................    60,974   3,570,028
#*  Party City Holdco, Inc...........................................   225,698   1,268,423
*   Penn National Gaming, Inc........................................   165,502   3,527,675
#   Penske Automotive Group, Inc.....................................   183,403   8,935,394
#   PetMed Express, Inc..............................................    41,776     978,185
#*  Pier 1 Imports, Inc..............................................    30,023     169,029
*   Planet Fitness, Inc., Class A....................................   148,329   9,442,624
#*  PlayAGS, Inc.....................................................    13,971     161,225
#   Polaris, Inc.....................................................   124,799  12,311,421
    Pool Corp........................................................    62,397  12,941,138
#*  Potbelly Corp....................................................    47,561     202,134
    PulteGroup, Inc..................................................   616,851  24,205,233
    PVH Corp.........................................................   124,180  10,823,529
#*  Quotient Technology Inc..........................................   154,894   1,333,637

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Qurate Retail Group, Inc., Class B...............................   1,148 $    11,365
*   Qurate Retail, Inc., Class A..................................... 634,821   6,056,192
    Ralph Lauren Corp................................................  83,751   8,045,121
#   RCI Hospitality Holdings, Inc....................................   7,842     147,038
*   Red Lion Hotels Corp.............................................  42,441     254,646
#*  Red Robin Gourmet Burgers, Inc...................................  31,584     963,312
#   Red Rock Resorts, Inc., Class A.................................. 130,644   2,845,426
#*  Regis Corp.......................................................  95,191   1,960,935
    Rent-A-Center, Inc............................................... 120,049   3,105,668
#*  RH...............................................................  38,889   7,066,131
    Rocky Brands, Inc................................................   7,436     206,795
    Ross Stores, Inc................................................. 279,420  30,643,991
    Royal Caribbean Cruises, Ltd..................................... 209,096  22,755,918
*   RTW RetailWinds, Inc............................................. 140,702     208,239
*   Rubicon Project, Inc. (The)...................................... 100,461     853,919
    Ruth's Hospitality Group, Inc....................................  75,815   1,560,273
#*  Sally Beauty Holdings, Inc....................................... 230,262   3,569,061
#*  Scientific Games Corp., Class A.................................. 143,586   3,444,628
#*  SeaWorld Entertainment, Inc...................................... 112,378   2,969,027
*   Select Interior Concepts, Inc., Class A..........................  18,736     214,715
    Service Corp. International...................................... 339,962  15,461,472
*   ServiceMaster Global Holdings, Inc............................... 235,509   9,509,853
#*  Shake Shack, Inc., Class A.......................................  38,688   3,183,249
*   Shiloh Industries, Inc........................................... 115,649     418,649
#   Shoe Carnival, Inc...............................................  30,846   1,023,779
#*  Shutterstock, Inc................................................  56,277   2,283,721
#   Signet Jewelers, Ltd............................................. 186,190   2,986,488
    Six Flags Entertainment Corp..................................... 147,192   6,210,030
*   Skechers U.S.A., Inc., Class A................................... 290,701  10,863,496
*   Skyline Champion Corp............................................ 127,195   3,590,715
#*  Sleep Number Corp................................................  78,294   3,767,507
#   Sonic Automotive, Inc., Class A.................................. 224,909   7,248,817
#*  Sonos, Inc.......................................................  26,466     346,175
#*  Sportsman's Warehouse Holdings, Inc.............................. 127,409     867,655
#   Stage Stores, Inc................................................ 261,687     622,815
#*  Stamps.com, Inc..................................................  39,336   3,321,138
    Standard Motor Products, Inc.....................................  50,632   2,651,092
    Starbucks Corp................................................... 736,489  62,277,510
    Steven Madden, Ltd............................................... 167,192   6,884,967
#*  Stoneridge, Inc..................................................  73,619   2,273,355
    Strategic Education, Inc.........................................  47,876   5,890,184
    Strattec Security Corp...........................................   5,496     124,374
    Superior Group of Cos, Inc.......................................  35,580     514,843
#   Superior Industries International, Inc........................... 185,831     483,161
*   Sypris Solutions, Inc............................................  12,624      12,119
#   Tailored Brands, Inc.............................................  81,130     376,443
*   Tandy Leather Factory, Inc.......................................  14,264      72,604
    Tapestry, Inc.................................................... 395,682  10,232,337
    Target Corp...................................................... 504,642  53,951,276
*   Taylor Morrison Home Corp........................................ 235,694   5,904,135
#*  Tempur Sealy International, Inc..................................  99,946   9,090,089
#   Tenneco, Inc., Class A........................................... 133,168   1,676,585
*   Tesla, Inc.......................................................  41,443  13,051,230
    Texas Roadhouse, Inc............................................. 132,920   7,509,980
#   Thor Industries, Inc.............................................  57,877   3,661,299
#   Tiffany & Co..................................................... 148,446  18,483,011
#   Tile Shop Holdings, Inc.......................................... 121,919     204,824
    Tilly's, Inc., Class A...........................................  54,254     556,646
    TJX Cos., Inc. (The)............................................. 951,994  54,882,454

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Toll Brothers, Inc...............................................   251,999 $   10,022,000
*   TopBuild Corp....................................................    79,704      8,283,637
#*  Town Sports International Holdings, Inc..........................    20,795         47,413
    Tractor Supply Co................................................   173,680     16,503,074
#*  TravelCenters of America, Inc....................................    13,556        151,556
*   TRI Pointe Group, Inc............................................   468,877      7,380,124
#*  Tuesday Morning Corp.............................................   104,500        142,120
    Tupperware Brands Corp...........................................    91,580        881,915
#*  Turtle Beach Corp................................................    15,946        173,492
#   Twin River Worldwide Holding, Inc................................       395          9,915
#*  Ulta Salon Cosmetics & Fragrance, Inc............................    59,707     13,920,687
#*  Under Armour, Inc., Class A......................................   180,265      3,722,472
#*  Under Armour, Inc., Class C......................................   235,900      4,364,150
*   Unifi, Inc.......................................................    58,794      1,605,076
    Unique Fabricating, Inc..........................................     4,774         11,171
*   Universal Electronics, Inc.......................................    29,638      1,544,733
*   Universal Technical Institute, Inc...............................    55,794        330,300
#*  Urban Outfitters, Inc............................................   267,944      7,689,993
    Vail Resorts, Inc................................................    48,913     11,365,914
#*  Veoneer, Inc.....................................................   117,856      1,876,268
*   Vera Bradley, Inc................................................    97,904      1,053,447
    VF Corp..........................................................   215,700     17,749,953
#*  Vince Holding Corp...............................................     4,110         86,803
*   Vista Outdoor, Inc...............................................   129,441        867,255
#*  Visteon Corp.....................................................    58,740      5,463,995
#*  Vitamin Shoppe, Inc..............................................   217,368      1,404,197
*   VOXX International Corp..........................................    79,250        384,363
#*  Wayfair, Inc., Class A...........................................    71,289      5,862,094
#   Wendy's Co. (The)................................................   404,973      8,577,328
    Weyco Group, Inc.................................................    18,839        464,758
#   Whirlpool Corp...................................................   130,168     19,801,156
*   William Lyon Homes, Class A......................................    71,191      1,377,546
#   Williams-Sonoma, Inc.............................................   161,307     10,773,695
#   Wingstop, Inc....................................................    51,536      4,299,648
    Winmark Corp.....................................................     6,666      1,199,880
#   Winnebago Industries, Inc........................................    83,091      3,994,184
#   Wolverine World Wide, Inc........................................   179,001      5,312,750
    WW International, Inc............................................   110,611      3,857,006
    Wyndham Destinations, Inc........................................   136,411      6,330,835
    Wyndham Hotels & Resorts, Inc....................................   155,184      8,375,280
    Wynn Resorts, Ltd................................................   127,360     15,453,862
    Yum! Brands, Inc.................................................   194,397     19,772,119
#*  ZAGG, Inc........................................................    74,257        547,274
*   Zovio, Inc.......................................................    67,684        132,661
*   Zumiez, Inc......................................................    70,634      2,253,931
                                                                                --------------
TOTAL CONSUMER DISCRETIONARY.........................................            3,222,056,558
                                                                                --------------
CONSUMER STAPLES -- (6.0%)
#   Alico, Inc.......................................................    15,446        507,401
    Altria Group, Inc................................................ 1,641,210     73,509,796
    Andersons, Inc. (The)............................................   110,380      2,033,200
    Archer-Daniels-Midland Co........................................   470,549     19,781,880
*   Avon Products, Inc...............................................   703,075      3,016,192
#   B&G Foods, Inc...................................................   152,098      2,365,124
#*  BJ's Wholesale Club Holdings, Inc................................   174,342      4,654,931
#*  Boston Beer Co., Inc. (The), Class A.............................    18,943      7,093,396
*   Bridgford Foods Corp.............................................     5,919        146,022
    Brown-Forman Corp., Class A......................................    53,539      3,327,449
#   Brown-Forman Corp., Class B......................................   328,169     21,501,633

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER STAPLES -- (Continued)
    Bunge, Ltd.......................................................   286,387 $ 15,464,898
#   Calavo Growers, Inc..............................................    34,865    3,023,841
#   Cal-Maine Foods, Inc.............................................    96,764    3,859,916
#   Campbell Soup Co.................................................   301,590   13,966,633
    Casey's General Stores, Inc......................................    71,921   12,284,826
#*  Central Garden & Pet Co..........................................    25,073      752,691
*   Central Garden & Pet Co., Class A................................    97,798    2,765,727
#*  Chefs' Warehouse, Inc. (The).....................................    66,165    2,191,716
    Church & Dwight Co., Inc.........................................   216,087   15,113,125
#   Clorox Co. (The).................................................   135,380   19,994,272
    Coca-Cola Co. (The).............................................. 2,670,749  145,368,868
    Coca-Cola Consolidated, Inc......................................    14,866    4,078,636
*   Coffee Holding Co., Inc..........................................       300        1,134
    Colgate-Palmolive Co.............................................   470,121   32,250,301
    Conagra Brands, Inc..............................................   472,988   12,794,325
    Constellation Brands, Inc., Class A..............................    95,065   18,093,721
    Constellation Brands, Inc., Class B..............................     3,160      600,953
    Costco Wholesale Corp............................................   310,004   92,105,288
#   Coty, Inc., Class A..............................................   991,259   11,587,818
*   Craft Brew Alliance, Inc.........................................    78,611      573,074
*   Crimson Wine Group, Ltd..........................................    12,327       87,522
*   Cyanotech Corp...................................................       800        1,880
*   Darling Ingredients, Inc.........................................   272,984    5,268,591
#   Dean Foods Co.................................................... 1,379,359    1,351,772
*   Edgewell Personal Care Co........................................   120,734    4,225,690
*   elf Beauty Inc...................................................    67,017    1,125,886
#   Energizer Holdings, Inc..........................................    42,745    1,816,235
    Estee Lauder Cos., Inc. (The), Class A...........................   159,568   29,722,731
#*  Farmer Brothers Co...............................................    62,976      807,982
    Flowers Foods, Inc...............................................   477,464   10,370,518
#   Fresh Del Monte Produce, Inc.....................................   107,829    3,439,745
    General Mills, Inc...............................................   434,315   22,089,261
#*  Hain Celestial Group, Inc. (The).................................   139,593    3,299,979
#*  Herbalife Nutrition, Ltd.........................................   256,106   11,440,255
    Hershey Co. (The)................................................   153,836   22,593,893
#   Hormel Foods Corp................................................   431,000   17,623,590
#*  Hostess Brands, Inc..............................................   270,799    3,460,811
#   Ingles Markets, Inc., Class A....................................    45,302    1,786,258
    Ingredion, Inc...................................................   149,522   11,812,238
    Inter Parfums, Inc...............................................    60,281    4,667,558
#   J&J Snack Foods Corp.............................................    27,447    5,235,790
#   JM Smucker Co. (The).............................................   129,276   13,661,888
    John B. Sanfilippo & Son, Inc....................................    20,863    2,213,982
    Kellogg Co.......................................................   367,389   23,340,223
#   Keurig Dr Pepper, Inc............................................   206,913    5,826,670
    Kimberly-Clark Corp..............................................   226,311   30,072,206
    Kraft Heinz Co. (The)............................................   422,561   13,661,397
    Kroger Co. (The)................................................. 1,534,179   37,802,171
    Lamb Weston Holdings, Inc........................................   109,413    8,538,591
#   Lancaster Colony Corp............................................    50,961    7,092,752
*   Landec Corp......................................................    58,908      580,244
*   Lifevantage Corp.................................................    11,327      153,594
*   Lifeway Foods, Inc...............................................    13,678       27,219
#   Limoneira Co.....................................................    35,823      677,771
    Mannatech, Inc...................................................     1,435       22,242
#   McCormick & Co., Inc.............................................     4,298      690,431
#   McCormick & Co., Inc. Non-Voting.................................   104,396   16,775,393
#   Medifast, Inc....................................................    18,516    2,054,165
#   MGP Ingredients, Inc.............................................    35,597    1,526,755

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
CONSUMER STAPLES -- (Continued)
    Molson Coors Brewing Co., Class A................................     1,162 $       68,848
#   Molson Coors Brewing Co., Class B................................   293,372     15,466,572
    Mondelez International, Inc., Class A............................   577,265     30,277,549
*   Monster Beverage Corp............................................   212,304     11,916,624
#   National Beverage Corp...........................................    46,661      2,051,218
*   Natural Alternatives International, Inc..........................     9,699         86,418
*   Natural Grocers by Vitamin Cottage, Inc..........................    54,081        474,290
#   Natural Health Trends Corp.......................................    13,193         89,317
*   Nature's Sunshine Products, Inc..................................    33,182        313,238
    Nu Skin Enterprises, Inc., Class A...............................   130,288      5,808,239
#   Ocean Bio-Chem, Inc..............................................     3,050         10,523
    Oil-Dri Corp. of America.........................................     8,525        298,460
    PepsiCo, Inc..................................................... 1,094,982    150,198,681
*   Performance Food Group Co........................................   240,204     10,235,092
    Philip Morris International, Inc.................................   809,286     65,908,252
#*  Pilgrim's Pride Corp.............................................   234,313      7,113,743
*   Post Holdings, Inc...............................................   183,797     18,912,711
#   PriceSmart, Inc..................................................    62,414      4,624,877
#*  Primo Water Corp.................................................    60,077        726,631
    Procter & Gamble Co. (The)....................................... 1,579,025    196,604,403
#*  Pyxus International, Inc.........................................    22,730        259,577
#*  Revlon, Inc., Class A............................................    51,808      1,362,032
#*  RiceBran Technologies............................................     1,380          4,002
#*  Rite Aid Corp....................................................    52,805        485,806
    Rocky Mountain Chocolate Factory, Inc............................     5,266         47,526
*   S&W Seed Co......................................................    43,698         98,757
    Sanderson Farms, Inc.............................................    52,885      8,187,127
#   Seaboard Corp....................................................       550      2,320,499
*   Seneca Foods Corp., Class A......................................    18,887        668,222
*   Seneca Foods Corp., Class B......................................     1,493         52,106
*   Simply Good Foods Co. (The)......................................   139,041      3,412,066
    SpartanNash Co...................................................    89,956      1,177,974
#   Spectrum Brands Holdings, Inc....................................   145,588      7,309,973
#*  Sprouts Farmers Market, Inc......................................   271,894      5,277,463
    Sysco Corp.......................................................   384,001     30,670,160
#   Tootsie Roll Industries, Inc.....................................    34,645      1,187,631
#*  TreeHouse Foods, Inc.............................................   126,174      6,815,919
#   Turning Point Brands, Inc........................................    16,261        339,367
    Tyson Foods, Inc., Class A.......................................   376,982     31,210,340
#*  United Natural Foods, Inc........................................   231,837      1,738,777
    United-Guardian, Inc.............................................     1,741         33,688
    Universal Corp...................................................    58,667      3,214,952
*   US Foods Holding Corp............................................   406,829     16,138,906
#*  USANA Health Sciences, Inc.......................................    56,801      4,209,522
#   Vector Group, Ltd................................................   251,100      3,063,420
#*  Veru, Inc........................................................    32,722         64,135
#   Village Super Market, Inc., Class A..............................    19,467        515,875
    Walgreens Boots Alliance, Inc....................................   596,150     32,657,097
    Walmart, Inc.....................................................   987,203    115,759,424
#   WD-40 Co.........................................................    17,112      3,206,789
#   Weis Markets, Inc................................................    60,371      2,323,680
                                                                                --------------
TOTAL CONSUMER STAPLES...............................................            1,676,753,164
                                                                                --------------
ENERGY -- (4.6%)
*   Abraxas Petroleum Corp...........................................   382,209        110,841
    Adams Resources & Energy, Inc....................................     3,234         97,020
    Amplify Energy Corp..............................................    64,881        470,387
#*  Antero Resources Corp............................................   447,117      1,117,793
#   Apache Corp......................................................   665,534     14,415,466

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
*   Apergy Corp......................................................   173,531 $  4,367,775
#   Arch Coal, Inc., Class A.........................................    57,218    4,513,928
    Archrock, Inc....................................................   342,636    3,303,011
*   Ardmore Shipping Corp............................................    67,647      540,500
*   Aspen Aerogels, Inc..............................................    34,067      198,611
    Baker Hughes Co..................................................   419,450    8,976,230
*   Barnwell Industries, Inc.........................................     4,663        1,771
#*  Basic Energy Services, Inc.......................................    63,651       36,281
    Berry Petroleum Corp.............................................    61,418      576,715
*   Bonanza Creek Energy, Inc........................................    55,976      997,492
    Cabot Oil & Gas Corp.............................................   580,687   10,824,006
*   Cactus, Inc., Class A............................................    56,355    1,674,871
#*  California Resources Corp........................................    70,009      391,350
#*  Callon Petroleum Co.............................................. 1,026,391    3,900,286
#*  CARBO Ceramics, Inc..............................................    22,288       32,318
#*  Carrizo Oil & Gas, Inc...........................................   257,095    1,892,219
*   Centennial Resource Development, Inc., Class A...................   432,208    1,469,507
*   Cheniere Energy, Inc.............................................   194,072   11,945,132
#*  Chesapeake Energy Corp........................................... 2,203,615    2,952,844
    Chevron Corp..................................................... 1,533,622  178,114,859
#   Cimarex Energy Co................................................   173,207    7,312,800
*   Clean Energy Fuels Corp..........................................   435,733      980,399
#*  CNX Resources Corp...............................................   567,658    4,785,357
    Concho Resources, Inc............................................   274,367   18,525,260
    ConocoPhillips................................................... 1,060,812   58,556,822
#*  CONSOL Energy, Inc...............................................    77,032    1,019,133
#*  Contango Oil & Gas Co............................................   156,462      389,590
#*  Continental Resources, Inc.......................................   277,636    8,181,933
#   Core Laboratories NV.............................................    62,466    2,751,003
#   CVR Energy, Inc..................................................   189,290    8,976,132
#*  Dawson Geophysical Co............................................   181,860      436,464
#   Delek US Holdings, Inc...........................................   193,372    7,725,211
#*  Denbury Resources, Inc........................................... 1,142,340    1,140,170
    Devon Energy Corp................................................   592,153   12,008,863
#   DHT Holdings, Inc................................................   881,895    6,817,048
#*  Diamond Offshore Drilling, Inc...................................   311,149    1,645,978
    Diamondback Energy, Inc..........................................   212,524   18,226,058
#   DMC Global, Inc..................................................    38,491    1,722,087
*   Dorian LPG, Ltd..................................................   123,782    1,541,086
#*  Dril-Quip, Inc...................................................   141,789    5,816,185
#*  Earthstone Energy, Inc., Class A.................................    53,052      205,842
#   EnLink Midstream LLC.............................................   258,961    1,618,506
    EOG Resources, Inc...............................................   538,273   37,307,702
*   Epsilon Energy, Ltd..............................................     6,663       22,254
#   EQT Corp.........................................................   316,689    3,401,240
#   Equitrans Midstream Corp.........................................   182,250    2,536,920
*   Era Group, Inc...................................................    46,346      448,166
    Evolution Petroleum Corp.........................................    65,263      366,778
*   Exterran Corp....................................................   103,161    1,307,050
#*  Extraction Oil & Gas, Inc........................................   183,432      311,834
    Exxon Mobil Corp................................................. 3,512,052  237,309,354
*   Forum Energy Technologies, Inc...................................   380,858      441,795
*   Frank's International NV.........................................   384,937    1,886,191
    GasLog, Ltd......................................................   156,301    2,142,887
*   Geospace Technologies Corp.......................................    24,656      359,731
#*  Goodrich Petroleum Corp..........................................    25,923      249,638
#   Green Plains, Inc................................................   119,618    1,474,890
*   Gulf Island Fabrication, Inc.....................................    82,156      430,497
#*  Gulfport Energy Corp.............................................   708,973    1,974,490

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
    Hallador Energy Co...............................................    65,926 $   221,841
    Halliburton Co...................................................   730,745  14,066,841
*   Helix Energy Solutions Group, Inc................................   332,479   2,855,995
#   Helmerich & Payne, Inc...........................................   193,524   7,257,150
    Hess Corp........................................................   340,102  22,361,707
#*  HighPoint Resources Corp.........................................   372,807     395,175
    HollyFrontier Corp...............................................   363,744  19,984,095
#*  Hornbeck Offshore Services, Inc..................................    38,647      19,586
#*  Independence Contract Drilling, Inc..............................    44,418      39,532
*   International Seaways, Inc.......................................    66,033   1,660,070
*   ION Geophysical Corp.............................................    85,439     805,690
#*  Jagged Peak Energy, Inc..........................................   124,024     879,330
#*  Key Energy Services, Inc.........................................     4,036       4,816
    Kinder Morgan, Inc............................................... 1,591,949  31,807,141
#*  KLX Energy Services Holdings, Inc................................    51,463     408,616
#   Kosmos Energy, Ltd...............................................   816,064   5,059,597
#*  Laredo Petroleum, Inc............................................   805,741   1,901,549
#   Liberty Oilfield Services, Inc., Class A.........................    29,063     267,670
#*  Lonestar Resources US, Inc., Class A.............................    71,328     171,187
#   Mammoth Energy Services, Inc.....................................    44,723      71,557
    Marathon Oil Corp................................................ 1,256,355  14,485,773
    Marathon Petroleum Corp..........................................   628,210  40,174,029
#*  Matador Resources Co.............................................   313,270   4,357,586
*   Matrix Service Co................................................    61,721   1,157,886
#*  McDermott International, Inc.....................................   772,321   1,258,883
#*  Mexco Energy Corp................................................       684       2,914
#*  Mitcham Industries, Inc..........................................    58,960     135,608
#*  Montage Resources Corp...........................................    19,882      89,867
#   Murphy Oil Corp..................................................   393,885   8,125,848
#   Nabors Industries, Ltd........................................... 1,626,090   3,008,267
    NACCO Industries, Inc., Class A..................................    14,146     714,373
    National Oilwell Varco, Inc......................................   468,531  10,598,171
*   Natural Gas Services Group, Inc..................................    26,712     317,606
#   Navios Maritime Acquisition Corp.................................     4,219      31,347
#*  NCS Multistage Holdings, Inc.....................................     2,971       6,685
#*  Newpark Resources, Inc...........................................   201,747   1,210,482
    NexTier Oilfield Solutions, Inc..................................   530,480   2,291,673
#*  Noble Corp. P.L.C................................................   604,069     743,005
    Noble Energy, Inc................................................   552,260  10,636,528
#   Nordic American Tankers, Ltd.....................................    29,510     105,646
#*  Northern Oil and Gas, Inc........................................   766,084   1,501,525
#*  Oasis Petroleum, Inc.............................................   972,647   2,538,609
    Occidental Petroleum Corp........................................   945,442  38,290,401
*   Oceaneering International, Inc...................................   537,711   7,613,988
*   Oil States International, Inc....................................   259,644   3,705,120
    ONEOK, Inc.......................................................   360,464  25,171,201
#*  Overseas Shipholding Group, Inc., Class A........................    47,976      78,201
#*  Pacific Ethanol, Inc.............................................   511,457     282,836
    Panhandle Oil and Gas, Inc., Class A.............................    37,570     533,118
#*  Par Pacific Holdings, Inc........................................   126,281   2,860,265
    Parsley Energy, Inc., Class A....................................   451,810   7,143,116
    Patterson-UTI Energy, Inc........................................   457,016   3,802,373
    PBF Energy, Inc., Class A........................................   329,983  10,651,851
#*  PDC Energy, Inc..................................................   168,043   3,352,458
#   Peabody Energy Corp..............................................   276,515   2,911,703
#*  Penn Virginia Corp...............................................    41,437     986,201
    Phillips 66......................................................   307,331  35,902,407
*   Pioneer Energy Services Corp.....................................   175,281      10,692
    Pioneer Natural Resources Co.....................................   186,726  22,971,033

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
ENERGY -- (Continued)
#*  PrimeEnergy Resources Corp.......................................     1,948 $      308,602
#*  Profire Energy, Inc..............................................    14,618         25,728
*   ProPetro Holding Corp............................................   236,107      1,829,829
#   QEP Resources, Inc...............................................   543,567      1,810,078
#*  Quintana Energy Services, Inc....................................    27,342         45,661
#   Range Resources Corp.............................................   593,076      2,390,096
*   Ranger Energy Services, Inc......................................     8,662         47,641
#*  Renewable Energy Group, Inc......................................    98,363      1,607,251
*   REX American Resources Corp......................................     8,700        704,004
#*  RigNet, Inc......................................................    29,866        156,498
#*  Ring Energy, Inc.................................................   128,562        213,413
#   RPC, Inc.........................................................   303,539      1,256,651
*   SandRidge Energy, Inc............................................    86,559        379,128
    Schlumberger, Ltd................................................   955,359     31,230,686
#   Scorpio Tankers, Inc.............................................   130,226      4,142,489
*   SEACOR Holdings, Inc.............................................    42,854      1,838,865
*   SEACOR Marine Holdings, Inc......................................    66,335        863,018
*   Select Energy Services, Inc., Class A............................   178,467      1,356,349
    SemGroup Corp., Class A..........................................   268,887      4,329,081
#   Ship Finance International, Ltd..................................   260,441      3,768,581
*   SilverBow Resources, Inc.........................................    11,483         90,716
    SM Energy Co.....................................................   466,776      3,659,524
#*  Smart Sand, Inc..................................................    48,900        113,937
#   Solaris Oilfield Infrastructure, Inc., Class A...................    67,049        713,401
#*  Southwestern Energy Co........................................... 2,447,030      5,016,412
*   SRC Energy, Inc..................................................   982,291      3,064,748
*   Superior Energy Services, Inc....................................   617,834        247,134
#*  Talos Energy, Inc................................................   151,755      3,267,285
#   Targa Resources Corp.............................................   271,890     10,571,083
    TechnipFMC P.L.C.................................................   399,995      7,891,901
#   Teekay Corp......................................................   111,937        571,998
*   Teekay Tankers, Ltd., Class A....................................   976,573      1,992,209
*   TETRA Technologies, Inc..........................................   315,099        535,668
#*  Tidewater, Inc...................................................    82,488      1,338,780
#*  Transocean, Ltd..................................................   763,592      3,627,062
#*  Unit Corp........................................................   245,928        501,693
#   US Silica Holdings, Inc..........................................   198,276        884,311
*   VAALCO Energy, Inc...............................................    10,350         20,597
#   Valaris P.L.C....................................................   792,759      3,258,239
    Valero Energy Corp...............................................   426,185     41,331,421
#*  W&T Offshore, Inc................................................   355,711      1,433,515
#*  Whiting Petroleum Corp...........................................   308,729      1,957,342
    Williams Cos., Inc. (The)........................................   626,664     13,980,874
    World Fuel Services Corp.........................................   148,419      6,199,462
*   WPX Energy, Inc..................................................   992,834      9,908,483
                                                                                --------------
TOTAL ENERGY.........................................................            1,275,754,421
                                                                                --------------
FINANCIALS -- (14.3%)
#*  1347 Property Insurance Holdings, Inc............................     1,369          6,243
    1st Constitution Bancorp.........................................    14,659        278,374
    1st Source Corp..................................................    59,316      3,035,793
    ACNB Corp........................................................    13,032        461,202
    Affiliated Managers Group, Inc...................................    66,804      5,336,304
    Aflac, Inc.......................................................   505,747     26,885,511
*   Alleghany Corp...................................................    13,054     10,159,798
#*  Allegiance Bancshares, Inc.......................................    36,866      1,226,163
    Allstate Corp. (The).............................................   231,917     24,680,607
    Ally Financial, Inc..............................................   631,733     19,349,982
#*  A-Mark Precious Metals, Inc......................................     8,896         96,077

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
FINANCIALS -- (Continued)
*   Ambac Financial Group, Inc.......................................    25,628 $    525,374
    American Equity Investment Life Holding Co.......................   190,721    4,706,994
    American Express Co..............................................   497,174   58,308,567
    American Financial Group, Inc....................................   119,839   12,468,050
    American International Group, Inc................................   525,775   27,845,044
    American National Bankshares, Inc................................    22,485      813,957
    American National Insurance Co...................................    27,596    3,310,968
    American River Bankshares........................................     8,283      119,358
    Ameriprise Financial, Inc........................................   242,293   36,559,591
    Ameris Bancorp...................................................   156,859    6,721,408
    AMERISAFE, Inc...................................................    40,310    2,560,894
    AmeriServ Financial, Inc.........................................     8,436       35,094
#   Ames National Corp...............................................    17,858      494,667
    Aon P.L.C........................................................   157,202   30,365,138
*   Arch Capital Group, Ltd..........................................   332,731   13,894,847
    Ares Management Corp., Class A...................................    94,871    2,805,335
    Argo Group International Holdings, Ltd...........................    75,102    4,646,561
    Arrow Financial Corp.............................................    30,013    1,054,057
    Arthur J Gallagher & Co..........................................   196,748   17,947,353
    Artisan Partners Asset Management, Inc., Class A.................    84,954    2,323,492
#*  Ashford, Inc.....................................................     3,366       80,481
    Associated Banc-Corp.............................................   277,595    5,582,435
#   Associated Capital Group, Inc., Class A..........................     5,350      217,210
    Assurant, Inc....................................................   110,847   13,974,481
    Assured Guaranty, Ltd............................................   221,494   10,392,498
*   Asta Funding, Inc................................................     1,215        8,384
*   Athene Holding, Ltd., Class A....................................   222,387    9,640,476
    Atlantic American Corp...........................................     2,737        6,131
*   Atlantic Capital Bancshares, Inc.................................    57,342    1,069,428
    Atlantic Union Bankshares Corp...................................   170,826    6,296,646
*   Atlanticus Holdings Corp.........................................    14,132      111,784
#   Auburn National Bancorporation, Inc..............................     1,203       51,368
    AXA Equitable Holdings, Inc......................................    36,815      795,204
    Axis Capital Holdings, Ltd.......................................   137,209    8,154,331
#*  Axos Financial, Inc..............................................   141,091    4,098,694
#   Banc of California, Inc..........................................   108,829    1,498,575
    BancFirst Corp...................................................    63,148    3,655,638
    Bancorp 34, Inc..................................................     1,370       20,153
#*  Bancorp of New Jersey, Inc.......................................     9,201      166,906
*   Bancorp, Inc. (The)..............................................   145,534    1,586,321
    BancorpSouth Bank................................................   159,590    4,894,625
    Bank of America Corp............................................. 5,850,983  182,960,238
    Bank of Commerce Holdings........................................    33,443      375,230
#   Bank of Hawaii Corp..............................................    76,053    6,640,187
    Bank of Marin Bancorp............................................    22,361      980,977
    Bank of New York Mellon Corp. (The)..............................   632,620   29,574,985
    Bank of NT Butterfield & Son, Ltd. (The).........................   122,550    4,038,022
#   Bank of Princeton (The)..........................................     8,833      254,037
#   Bank of South Carolina Corp......................................     5,861      108,722
    Bank of the James Financial Group, Inc...........................     3,058       45,488
    Bank OZK.........................................................   227,261    6,376,944
    BankFinancial Corp...............................................    26,449      340,663
    BankUnited, Inc..................................................   186,055    6,381,686
    Bankwell Financial Group, Inc....................................     7,269      208,039
    Banner Corp......................................................    79,398    4,285,904
    Bar Harbor Bankshares............................................    21,604      541,180
*   Baycom Corp......................................................     1,632       34,500
#   BB&T Corp........................................................   462,879   24,555,731
    BCB Bancorp, Inc.................................................    29,823      384,717

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
FINANCIALS -- (Continued)
*   Berkshire Bancorp, Inc...........................................     1,000 $     12,400
*   Berkshire Hathaway, Inc., Class B................................ 1,192,385  253,477,203
    Berkshire Hills Bancorp, Inc.....................................   114,772    3,561,375
    BGC Partners, Inc., Class A......................................   636,889    3,311,823
    BlackRock, Inc...................................................    61,408   28,352,074
#   Blackstone Group, Inc. (The), Class A............................   230,363   12,246,097
*   Blucora, Inc.....................................................    54,213    1,172,627
    Blue Capital Reinsurance Holdings, Ltd...........................    11,797       82,697
#   BOK Financial Corp...............................................    97,679    7,535,935
    Boston Private Financial Holdings, Inc...........................   215,928    2,429,190
    Bridge Bancorp, Inc..............................................    43,043    1,394,593
*   Bridgewater Bancshares, Inc......................................     6,749       84,970
*   Brighthouse Financial, Inc.......................................   138,514    5,230,289
*   BrightSphere Investment Group P.L.C..............................   162,492    1,595,671
    Brookline Bancorp, Inc...........................................   184,809    2,901,501
    Brown & Brown, Inc...............................................   446,706   16,831,882
    Bryn Mawr Bank Corp..............................................    45,559    1,736,253
    C&F Financial Corp...............................................     6,412      326,114
#   Cadence BanCorp..................................................   287,167    4,416,628
#   Cambridge Bancorp................................................       533       41,313
    Camden National Corp.............................................    33,820    1,498,564
*   Cannae Holdings, Inc.............................................   162,878    4,756,038
    Capital City Bank Group, Inc.....................................    34,927      993,673
    Capital One Financial Corp.......................................   337,722   31,492,576
    Capitol Federal Financial, Inc...................................   321,693    4,590,559
    Capstar Financial Holdings, Inc..................................    34,326      580,453
    Carolina Financial Corp..........................................    49,591    1,881,978
*   Carolina Trust Bancshares, Inc...................................     9,514      104,749
#   Cathay General Bancorp...........................................   134,527    4,785,125
    Cboe Global Markets, Inc.........................................    92,718   10,676,478
    CBTX, Inc........................................................     6,859      196,510
#   CenterState Bank Corp............................................   204,803    5,193,804
*   Central Federal Corp.............................................     2,535       33,462
    Central Pacific Financial Corp...................................    40,190    1,162,295
    Central Valley Community Bancorp.................................    11,767      245,107
    Century Bancorp, Inc., Class A...................................     7,876      685,291
    Charles Schwab Corp. (The).......................................   661,584   26,933,085
#   Chemung Financial Corp...........................................     9,008      383,471
    Chubb, Ltd.......................................................   274,986   41,913,366
    Cincinnati Financial Corp........................................   118,249   13,386,969
    CIT Group, Inc...................................................   179,287    7,689,619
    Citigroup, Inc................................................... 1,414,364  101,636,197
    Citizens & Northern Corp.........................................    12,776      328,471
#   Citizens Community Bancorp, Inc..................................    18,370      204,274
    Citizens Financial Group, Inc....................................   371,545   13,063,522
    Citizens Holding Co..............................................       772       16,135
#*  Citizens, Inc....................................................    39,312      261,818
#   City Holding Co..................................................    32,787    2,601,321
    Civista Bancshares, Inc..........................................    24,323      546,781
    CME Group, Inc...................................................   152,641   31,405,886
    CNA Financial Corp...............................................    59,139    2,651,793
    CNB Financial Corp...............................................    31,263      977,594
#   CNO Financial Group, Inc.........................................   184,317    2,884,561
*   Coastal Financial Corp...........................................     1,967       29,603
    Codorus Valley Bancorp, Inc......................................    14,337      310,409
#   Cohen & Steers, Inc..............................................   126,459    8,275,477
    Colony Bankcorp, Inc.............................................    11,513      178,912
#   Columbia Banking System, Inc.....................................   162,110    6,370,923
    Comerica, Inc....................................................   198,601   12,992,477

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
#   Commerce Bancshares, Inc......................................... 207,776 $13,372,463
    Commercial National Financial Corp...............................     847      18,033
#   Community Bank System, Inc....................................... 124,980   8,471,144
    Community Bankers Trust Corp.....................................  39,875     345,318
    Community Financial Corp. (The)..................................   9,835     327,702
*   Community First Bancshares, Inc..................................   8,736      89,020
    Community Trust Bancorp, Inc.....................................  39,856   1,746,091
    Community West Bancshares........................................   9,027      89,548
    ConnectOne Bancorp, Inc..........................................  76,719   1,862,737
#*  Consumer Portfolio Services, Inc................................. 157,440     531,360
    County Bancorp, Inc..............................................  12,334     271,225
#*  Cowen, Inc., Class A.............................................  33,497     501,450
#   Crawford & Co., Class A..........................................  75,829     803,029
    Crawford & Co., Class B..........................................  53,098     493,811
#*  Credit Acceptance Corp...........................................  29,350  12,849,723
#   Cullen/Frost Bankers, Inc........................................  97,374   8,771,450
*   Customers Bancorp, Inc...........................................  71,646   1,689,413
    CVB Financial Corp............................................... 243,472   5,059,348
    Diamond Hill Investment Group, Inc...............................  10,114   1,424,658
    Dime Community Bancshares, Inc...................................  85,536   1,649,989
    Discover Financial Services...................................... 585,435  46,987,013
    DNB Financial Corp...............................................   6,876     312,720
    Donegal Group, Inc., Class A..................................... 122,002   1,795,869
    Donegal Group, Inc., Class B.....................................   2,147      29,382
*   Donnelley Financial Solutions, Inc...............................  92,759   1,048,177
    E*TRADE Financial Corp........................................... 351,052  14,670,463
    Eagle Bancorp Montana, Inc.......................................   9,395     178,693
    Eagle Bancorp, Inc...............................................  75,384   3,402,834
    East West Bancorp, Inc........................................... 229,404   9,846,020
    Eaton Vance Corp................................................. 208,695   9,516,492
#*  eHealth, Inc.....................................................  38,274   2,642,437
*   Elevate Credit, Inc..............................................  42,615     174,295
#   Elmira Savings Bank..............................................   3,961      55,652
    Employers Holdings, Inc..........................................  85,198   3,607,283
#*  Encore Capital Group, Inc........................................  82,938   2,752,712
*   Enova International, Inc......................................... 120,189   2,823,240
*   Enstar Group, Ltd................................................  26,644   5,352,780
*   Entegra Financial Corp...........................................  10,660     320,866
    Enterprise Bancorp, Inc..........................................   7,690     229,239
    Enterprise Financial Services Corp...............................  58,753   2,573,381
*   Equity Bancshares, Inc., Class A.................................  33,162     920,577
#   Erie Indemnity Co., Class A......................................  61,366  11,307,913
*   Esquire Financial Holdings, Inc..................................   8,587     208,664
    ESSA Bancorp, Inc................................................   9,594     156,862
    Essent Group, Ltd................................................ 161,779   8,427,068
    Evans Bancorp, Inc...............................................   8,471     321,813
    Evercore, Inc., Class A..........................................  85,610   6,304,320
    Everest Re Group, Ltd............................................  39,665  10,197,475
#*  EZCORP, Inc., Class A............................................ 137,118     721,241
#   FactSet Research Systems, Inc....................................  44,893  11,381,273
#   Farmers & Merchants Bancorp, Inc.................................   1,121      28,698
    Farmers National Banc Corp.......................................  22,031     328,703
#   Fauquier Bankshares, Inc.........................................   1,888      37,194
    FB Financial Corp................................................  68,781   2,590,980
    FBL Financial Group, Inc., Class A...............................  54,096   3,104,028
    Federal Agricultural Mortgage Corp., Class A.....................   1,374     102,913
    Federal Agricultural Mortgage Corp., Class C.....................  20,856   1,766,295
    Federated Investors, Inc., Class B............................... 226,870   7,246,228
    FedNat Holding Co................................................  36,099     518,021

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   FFBW, Inc........................................................   6,165 $    66,089
#   Fidelity D&D Bancorp, Inc........................................   1,322      87,186
    Fidelity National Financial, Inc................................. 320,078  14,672,376
    Fifth Third Bancorp.............................................. 940,655  27,354,247
    Financial Institutions, Inc......................................  41,909   1,317,200
    First American Financial Corp.................................... 203,664  12,582,362
    First Bancorp....................................................  68,671   2,592,330
    First BanCorp.................................................... 479,927   5,048,832
    First Bancorp of Indiana, Inc....................................      96       1,997
    First Bancorp, Inc...............................................  20,828     588,808
    First Bancshares, Inc............................................     200       3,160
    First Bancshares, Inc. (The).....................................   3,169     104,450
#   First Bank.......................................................  15,843     167,302
    First Busey Corp................................................. 123,663   3,260,993
    First Business Financial Services, Inc...........................  16,313     396,732
#   First Capital, Inc...............................................   3,880     227,756
    First Choice Bancorp.............................................   6,942     155,223
    First Citizens BancShares, Inc., Class A.........................  21,322  10,488,718
    First Commonwealth Financial Corp................................ 249,865   3,520,598
    First Community Bancshares, Inc..................................  35,477   1,129,233
    First Community Corp.............................................  13,022     249,371
    First Defiance Financial Corp....................................  43,324   1,339,578
    First Financial Bancorp.......................................... 233,511   5,473,498
#   First Financial Bankshares, Inc.................................. 212,046   7,056,891
    First Financial Corp.............................................  12,021     527,361
    First Financial Northwest, Inc...................................  14,137     200,039
    First Foundation, Inc............................................  97,966   1,568,436
    First Hawaiian, Inc.............................................. 177,102   4,840,198
    First Horizon National Corp...................................... 519,849   8,301,989
    First Internet Bancorp...........................................  19,229     437,267
    First Interstate BancSystem, Inc., Class A.......................  86,841   3,643,848
    First Merchants Corp............................................. 134,391   5,315,164
    First Mid Bancshares, Inc........................................  18,871     658,598
    First Midwest Bancorp, Inc....................................... 236,280   4,853,191
    First Northwest Bancorp..........................................  19,278     338,714
    First of Long Island Corp. (The).................................  52,643   1,233,952
    First Republic Bank.............................................. 144,439  15,362,532
#   First Savings Financial Group, Inc...............................     905      56,056
    First United Corp................................................  11,701     273,803
    First US Bancshares, Inc.........................................   4,857      45,656
    FirstCash, Inc...................................................  97,481   8,226,422
    Flagstar Bancorp, Inc............................................ 129,652   4,711,554
    Flushing Financial Corp..........................................  85,352   1,847,017
    FNB Corp......................................................... 525,072   6,332,368
    Franklin Financial Network, Inc..................................  31,196   1,037,891
#   Franklin Resources, Inc.......................................... 482,880  13,303,344
    FS Bancorp, Inc..................................................   8,289     474,545
    Fulton Financial Corp............................................ 386,777   6,598,416
*   FVCBankcorp, Inc.................................................   1,234      21,249
#   GAIN Capital Holdings, Inc.......................................  69,790     294,514
*   GAINSCO, Inc.....................................................     513      18,404
    GAMCO Investors, Inc., Class A...................................  20,016     315,452
*   Genworth Financial, Inc., Class A................................ 554,579   2,373,598
#   German American Bancorp, Inc.....................................  56,791   1,876,943
#   Glacier Bancorp, Inc............................................. 156,747   6,633,533
    Global Indemnity, Ltd............................................  19,910     492,972
    Globe Life, Inc..................................................  88,580   8,621,491
    Goldman Sachs Group, Inc. (The).................................. 228,811  48,823,691
#   Goosehead Insurance, Inc., Class A...............................   8,995     460,364

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
FINANCIALS -- (Continued)
*   Great Elm Capital Group, Inc.....................................    33,083 $    108,843
    Great Southern Bancorp, Inc......................................    32,348    1,954,466
    Great Western Bancorp, Inc.......................................   132,496    4,620,136
*   Green Dot Corp., Class A.........................................   116,002    3,345,498
#   Greenhill & Co., Inc.............................................    62,640    1,014,768
#*  Greenlight Capital Re, Ltd., Class A.............................    91,104      983,923
    Guaranty Bancshares, Inc.........................................     8,418      266,514
    Guaranty Federal Bancshares, Inc.................................     6,257      151,857
*   Hallmark Financial Services, Inc.................................    16,543      294,796
    Hamilton Lane, Inc., Class A.....................................    37,790    2,253,040
    Hancock Whitney Corp.............................................   162,181    6,325,059
    Hanmi Financial Corp.............................................    77,679    1,495,321
    Hanover Insurance Group, Inc. (The)..............................    81,151   10,688,398
*   HarborOne Bancrop, Inc...........................................    42,087      429,708
    Harleysville Financial Corp......................................     1,916       44,691
    Hartford Financial Services Group, Inc. (The)....................   527,044   30,083,672
#   Hawthorn Bancshares, Inc.........................................    10,103      242,472
#   HCI Group, Inc...................................................    21,758      914,924
    Heartland Financial USA, Inc.....................................    82,829    3,874,741
#   Hennessy Advisors, Inc...........................................    13,944      154,778
    Heritage Commerce Corp...........................................   110,446    1,327,561
    Heritage Financial Corp..........................................    80,645    2,220,157
    Heritage Insurance Holdings, Inc.................................    63,831      850,229
    Hilltop Holdings, Inc............................................   177,004    4,134,813
    Hingham Institution for Savings..................................     3,464      658,125
*   HMN Financial, Inc...............................................     6,890      145,035
    Home Bancorp, Inc................................................    13,769      525,425
#   Home BancShares, Inc.............................................   340,401    6,290,610
    Home Federal Bancorp, Inc........................................     1,074       35,442
*   HomeStreet, Inc..................................................    50,976    1,529,790
    HomeTrust Bancshares, Inc........................................       761       20,319
    Hope Bancorp, Inc................................................   306,541    4,374,340
    Horace Mann Educators Corp.......................................    93,510    4,073,296
    Horizon Bancorp, Inc.............................................    96,152    1,755,255
    Houlihan Lokey, Inc..............................................    61,437    2,903,513
#*  Howard Bancorp, Inc..............................................    30,295      508,350
    Huntington Bancshares, Inc....................................... 1,399,965   19,781,505
    IBERIABANK Corp..................................................    87,670    6,434,101
*   ICC Holdings, Inc................................................     1,000       13,520
#   IF Bancorp, Inc..................................................     2,855       61,340
    Independence Holding Co..........................................     4,455      174,191
    Independent Bank Corp............................................    55,436    4,550,187
    Independent Bank Corp............................................    53,637    1,207,369
    Independent Bank Group, Inc......................................    90,327    4,829,785
#   Interactive Brokers Group, Inc., Class A.........................   184,546    8,775,162
    Intercontinental Exchange, Inc...................................   302,362   28,518,784
    International Bancshares Corp....................................   148,121    6,067,036
*   INTL. FCStone, Inc...............................................    34,586    1,383,440
    Invesco, Ltd.....................................................   461,420    7,761,084
    Investar Holding Corp............................................    18,897      468,835
    Investors Bancorp, Inc...........................................   496,062    5,977,547
    Investors Title Co...............................................     3,752      569,178
    James River Group Holdings, Ltd..................................    79,334    2,840,951
#   Janus Henderson Group P.L.C......................................   263,590    6,096,837
#   Jefferies Financial Group, Inc...................................   412,078    7,693,496
    JPMorgan Chase & Co.............................................. 2,760,701  344,866,769
#   Kearny Financial Corp............................................   226,848    3,182,677
    Kemper Corp......................................................   117,886    8,473,646
#   Kentucky First Federal Bancorp...................................     6,958       52,185

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    KeyCorp.......................................................... 826,800 $14,857,596
    Kingstone Cos., Inc..............................................  16,836     135,867
    Kinsale Capital Group, Inc.......................................  24,552   2,595,637
#   KKR & Co., Inc., Class A.........................................  42,942   1,238,018
    Ladenburg Thalmann Financial Services, Inc....................... 149,886     338,742
#   Lake Shore Bancorp, Inc..........................................   2,985      44,536
    Lakeland Bancorp, Inc............................................ 109,407   1,810,686
#   Lakeland Financial Corp..........................................  51,149   2,380,986
    Landmark Bancorp, Inc............................................   5,949     137,957
    Lazard, Ltd., Class A............................................ 215,792   8,055,515
    LCNB Corp........................................................  24,728     447,082
    LegacyTexas Financial Group, Inc................................. 106,780   4,542,421
    Legg Mason, Inc.................................................. 296,141  11,034,214
#*  LendingClub Corp................................................. 198,186   2,505,071
#*  LendingTree, Inc.................................................  11,884   4,276,457
    Level One Bancorp, Inc...........................................   7,157     174,631
*   Limestone Bancorp, Inc...........................................   8,255     124,238
    Lincoln National Corp............................................ 166,409   9,398,780
#   Live Oak Bancshares, Inc.........................................  76,793   1,393,793
    Loews Corp....................................................... 248,834  12,192,866
    LPL Financial Holdings, Inc...................................... 172,583  13,951,610
    M&T Bank Corp.................................................... 154,507  24,184,981
    Macatawa Bank Corp...............................................  66,789     698,279
    Mackinac Financial Corp..........................................  18,037     282,099
*   Magyar Bancorp, Inc..............................................   3,261      40,273
#   Maiden Holdings, Ltd............................................. 225,364     129,584
*   MainStreet Bancshares, Inc.......................................     901      18,687
*   Malvern Bancorp, Inc.............................................  13,382     299,489
#   Manning & Napier, Inc............................................  13,893      23,757
*   Markel Corp......................................................   9,716  11,377,436
    MarketAxess Holdings, Inc........................................  38,493  14,188,135
    Marlin Business Services Corp....................................  24,496     581,535
    Marsh & McLennan Cos., Inc....................................... 323,485  33,519,516
#*  MBIA, Inc........................................................ 296,282   2,752,460
    Mercantile Bank Corp.............................................  34,968   1,231,223
    Mercury General Corp............................................. 124,479   5,982,461
    Meridian Bancorp, Inc............................................ 126,227   2,469,000
#   Meta Financial Group, Inc........................................  84,877   2,687,206
    MetLife, Inc..................................................... 488,210  22,843,346
*   Metropolitan Bank Holding Corp...................................   3,159     135,647
    MGIC Investment Corp............................................. 174,562   2,393,245
#   Mid Penn Bancorp, Inc............................................     997      25,424
    Middlefield Banc Corp............................................   5,851     269,146
    Midland States Bancorp, Inc......................................  23,678     634,570
    MidWestOne Financial Group, Inc..................................  10,961     357,274
*   MMA Capital Holdings, Inc........................................  10,053     319,987
#   Moelis & Co., Class A............................................ 103,565   3,695,199
    Moody's Corp..................................................... 129,454  28,569,203
    Morgan Stanley................................................... 875,324  40,308,670
    Morningstar, Inc.................................................  75,621  12,238,503
#*  Mr Cooper Group, Inc.............................................  20,870     267,136
    MSB Financial Corp...............................................   7,116     111,721
    MSCI, Inc........................................................  73,583  17,259,628
    MutualFirst Financial, Inc.......................................  17,603     702,184
    MVB Financial Corp...............................................  16,071     323,831
    Nasdaq, Inc...................................................... 217,301  21,680,121
    National Bank Holdings Corp., Class A............................  82,515   2,838,516
    National Bankshares, Inc.........................................   1,942      81,719
    National General Holdings Corp................................... 186,984   3,986,499

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   National Holdings Corp...........................................   4,900 $    13,034
    National Security Group, Inc. (The)..............................     312       4,312
    National Western Life Group, Inc., Class A.......................   7,419   2,022,419
    Navient Corp..................................................... 636,655   8,766,739
    NBT Bancorp, Inc................................................. 100,955   4,012,961
    Nelnet, Inc., Class A............................................  74,678   4,575,521
#   New York Community Bancorp, Inc.................................. 742,765   8,653,212
>>  NewStar Financial, Inc...........................................  71,934      50,519
*   NI Holdings, Inc.................................................  12,642     221,235
*   Nicholas Financial, Inc..........................................   9,629      80,980
*   Nicolet Bankshares, Inc..........................................   1,400      96,572
*   NMI Holdings, Inc., Class A...................................... 135,194   3,954,425
*   Northeast Bank...................................................  16,291     348,790
    Northern Trust Corp.............................................. 233,466  23,271,891
    Northfield Bancorp, Inc.......................................... 130,203   2,214,753
    Northrim BanCorp, Inc............................................   8,802     342,838
#   Northwest Bancshares, Inc........................................ 242,565   4,092,072
    Norwood Financial Corp...........................................   4,365     136,188
#   Oak Valley Bancorp...............................................   6,621     110,571
    OceanFirst Financial Corp........................................ 114,040   2,728,977
#   Oconee Federal Financial Corp....................................     365       8,213
*   Ocwen Financial Corp............................................. 122,431     206,908
    OFG Bancorp...................................................... 119,151   2,419,957
    Ohio Valley Banc Corp............................................   3,462     127,194
    Old Line Bancshares, Inc.........................................  29,010     849,413
#   Old National Bancorp............................................. 352,951   6,351,353
    Old Point Financial Corp.........................................   2,092      50,354
    Old Republic International Corp.................................. 474,428  10,598,722
    Old Second Bancorp, Inc..........................................   4,388      52,963
*   On Deck Capital, Inc............................................. 180,875     806,703
    OneMain Holdings, Inc............................................ 299,718  11,988,720
    Oppenheimer Holdings, Inc., Class A..............................  13,697     372,558
    Opus Bank........................................................  84,211   2,087,591
    Oritani Financial Corp........................................... 107,770   2,010,988
    Orrstown Financial Services, Inc.................................  21,101     457,681
*   Pacific Mercantile Bancorp.......................................  39,209     280,736
    Pacific Premier Bancorp, Inc..................................... 138,231   4,665,987
    PacWest Bancorp.................................................. 172,640   6,385,954
    Park National Corp...............................................  33,215   3,363,019
#   Parke Bancorp, Inc...............................................  23,581     566,887
    Pathfinder Bancorp, Inc..........................................   4,141      54,040
    Patriot National Bancorp, Inc....................................   1,773      23,049
#   PB Bancorp, Inc..................................................  10,182     153,545
    PCSB Financial Corp..............................................  23,718     480,527
    Peapack Gladstone Financial Corp.................................  40,657   1,187,184
    Penns Woods Bancorp, Inc.........................................  12,156     371,609
*   Pennymac Financial Services, Inc................................. 119,598   3,723,086
    Peoples Bancorp of North Carolina, Inc...........................   5,407     160,804
    Peoples Bancorp, Inc.............................................  44,002   1,439,305
    Peoples Financial Services Corp..................................     395      19,426
#   People's United Financial, Inc................................... 586,711   9,487,117
    People's Utah Bancorp............................................  18,075     525,983
    Pinnacle Financial Partners, Inc................................. 122,639   7,213,626
    Piper Jaffray Cos................................................  33,328   2,617,581
    PJT Partners, Inc., Class A......................................  34,315   1,425,102
#   Plumas Bancorp...................................................   9,299     204,578
    PNC Financial Services Group, Inc. (The)......................... 276,038  40,494,775
#*  Ponce de Leon Federal Bank.......................................  25,973     364,401
    Popular, Inc..................................................... 173,425   9,444,725

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#*  PRA Group, Inc...................................................   102,429 $ 3,475,416
    Preferred Bank...................................................    32,744   1,745,583
    Premier Financial Bancorp, Inc...................................    20,711     367,620
    Primerica, Inc...................................................   105,496  13,311,485
    Principal Financial Group, Inc...................................   352,310  18,806,308
    ProAssurance Corp................................................   120,584   4,729,304
    Progressive Corp. (The)..........................................   433,468  30,212,720
#   Prosperity Bancshares, Inc.......................................   113,095   7,805,817
    Protective Insurance Corp., Class A..............................     1,488      22,097
    Protective Insurance Corp., Class B..............................    19,634     312,377
#*  Provident Bancorp, Inc...........................................    24,763     282,298
    Provident Financial Holdings, Inc................................     6,264     125,656
    Provident Financial Services, Inc................................   153,221   3,822,864
    Prudential Bancorp, Inc..........................................    14,780     257,911
    Prudential Financial, Inc........................................   247,325  22,541,200
    Pzena Investment Management, Inc., Class A.......................     8,560      71,048
    QCR Holdings, Inc................................................    35,080   1,423,546
    Radian Group, Inc................................................   139,181   3,493,443
*   Randolph Bancorp, Inc............................................     7,527     113,357
    Raymond James Financial, Inc.....................................   183,443  15,315,656
    RBB Bancorp......................................................     3,020      60,823
*   Regional Management Corp.........................................    32,863     950,727
    Regions Financial Corp........................................... 1,299,652  20,924,397
    Reinsurance Group of America, Inc................................    76,308  12,397,761
    RenaissanceRe Holdings, Ltd......................................    65,351  12,232,400
    Renasant Corp....................................................   128,927   4,473,767
    Republic Bancorp, Inc., Class A..................................    28,565   1,270,286
*   Republic First Bancorp, Inc......................................   110,290     446,675
    Riverview Bancorp, Inc...........................................    55,990     402,568
#   RLI Corp.........................................................    73,109   7,114,968
    S&P Global, Inc..................................................   192,072  49,552,655
#   S&T Bancorp, Inc.................................................    77,876   2,932,421
#*  Safeguard Scientifics, Inc.......................................    45,232     511,574
    Safety Insurance Group, Inc......................................    37,595   3,654,234
    Salisbury Bancorp, Inc...........................................     4,314     164,191
    Sandy Spring Bancorp, Inc........................................    80,469   2,776,181
    Santander Consumer USA Holdings, Inc.............................   563,100  14,122,548
#   SB Financial Group, Inc..........................................     9,396     158,980
    SB One Bancorp...................................................    21,162     467,257
*   Seacoast Banking Corp. of Florida................................    56,533   1,582,924
*   Security National Financial Corp., Class A.......................    16,553      81,606
    SEI Investments Co...............................................   238,405  14,285,228
*   Select Bancorp, Inc..............................................    35,213     397,907
    Selective Insurance Group, Inc...................................   111,647   7,717,041
#   ServisFirst Bancshares, Inc......................................   103,724   3,630,340
    Severn Bancorp, Inc..............................................    18,007     149,458
    Shore Bancshares, Inc............................................    22,668     353,847
#*  Siebert Financial Corp...........................................     3,562      31,951
    Sierra Bancorp...................................................    32,365     881,623
    Signature Bank...................................................    68,898   8,152,011
    Silvercrest Asset Management Group, Inc., Class A................    13,090     157,342
    Simmons First National Corp., Class A............................   207,754   4,969,476
    SLM Corp.........................................................   949,216   8,011,383
*   SmartFinancial, Inc..............................................    10,828     227,929
    Sound Financial Bancorp, Inc.....................................     3,278     120,630
#   South State Corp.................................................    70,122   5,529,821
*   Southern First Bancshares, Inc...................................    15,008     604,972
    Southern Missouri Bancorp, Inc...................................     6,885     250,683
    Southern National Bancorp of Virginia, Inc.......................    35,565     563,350

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#   Southside Bancshares, Inc........................................    77,652 $ 2,675,111
    Southwest Georgia Financial Corp.................................     1,301      26,521
*   Spirit of Texas Bancshares, Inc..................................    12,540     262,086
    Standard AVB Financial Corp......................................     3,796     105,453
    State Auto Financial Corp........................................    98,142   3,247,519
    State Street Corp................................................   274,944  18,165,550
    Sterling Bancorp.................................................   395,704   7,775,584
    Sterling Bancorp, Inc............................................     4,585      44,429
    Stewardship Financial Corp.......................................     8,682     136,742
    Stewart Information Services Corp................................    63,842   2,612,415
    Stifel Financial Corp............................................   125,704   7,036,910
    Stock Yards Bancorp, Inc.........................................    53,081   2,120,055
    Summit Financial Group, Inc......................................     7,090     180,511
    Summit State Bank................................................     6,914      83,729
    SunTrust Banks, Inc..............................................   360,892  24,663,359
*   SVB Financial Group..............................................    72,869  16,139,026
    Synchrony Financial..............................................   929,860  32,889,148
    Synovus Financial Corp...........................................   326,305  11,051,950
    T Rowe Price Group, Inc..........................................   316,998  36,708,368
    TCF Financial Corp...............................................   291,351  11,534,586
    TD Ameritrade Holding Corp.......................................   303,605  11,652,360
    Territorial Bancorp, Inc.........................................    18,613     550,200
    Teton Advisors, Inc., Class A....................................        29       1,508
*   Texas Capital Bancshares, Inc....................................    97,717   5,282,581
#   TFS Financial Corp...............................................   212,789   4,098,316
>>  TheStreet.Com, Inc...............................................     6,865         618
*   Third Point Reinsurance, Ltd.....................................   213,191   2,023,183
    Timberland Bancorp, Inc..........................................    15,487     410,406
    Tiptree, Inc.....................................................    80,023     588,169
#   Tompkins Financial Corp..........................................    29,901   2,616,637
    Towne Bank.......................................................   164,872   4,631,254
    Travelers Cos., Inc. (The).......................................   318,553  41,749,556
    TriCo Bancshares.................................................    66,785   2,513,120
*   TriState Capital Holdings, Inc...................................    66,192   1,530,359
*   Triumph Bancorp, Inc.............................................    58,000   1,882,100
#*  Trupanion, Inc...................................................    10,562     250,319
    TrustCo Bank Corp. NY............................................   237,789   2,054,497
#   Trustmark Corp...................................................   149,722   5,138,459
    Two River Bancorp................................................    13,748     288,296
    U.S. Bancorp..................................................... 1,013,452  57,787,033
    UMB Financial Corp...............................................    80,523   5,254,931
    Umpqua Holdings Corp.............................................   366,755   5,802,064
#*  Unico American Corp..............................................       100         674
    Union Bankshares, Inc............................................       863      28,686
    United Bancorp, Inc..............................................     4,611      54,871
    United Bancshares, Inc...........................................     3,436      72,568
#   United Bankshares, Inc...........................................   170,828   6,754,539
    United Community Banks, Inc......................................   175,819   5,311,492
    United Community Financial Corp..................................   113,049   1,287,628
    United Financial Bancorp, Inc....................................   105,045   1,483,235
    United Fire Group, Inc...........................................    55,466   2,524,812
    United Insurance Holdings Corp...................................    95,897   1,175,697
    United Security Bancshares.......................................    37,670     383,104
    Unity Bancorp, Inc...............................................    24,003     524,226
#   Universal Insurance Holdings, Inc................................    92,219   2,500,057
    Univest Financial Corp...........................................    63,661   1,639,271
    Unum Group.......................................................   281,779   7,760,194
#   Valley National Bancorp..........................................   531,679   6,156,843
    Value Line, Inc..................................................     2,920      59,072

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
FINANCIALS -- (Continued)
#   Veritex Holdings, Inc............................................    74,410 $    1,831,974
#   Victory Capital Holdings, Inc., Class A..........................    28,339        440,955
#   Virtu Financial, Inc., Class A...................................   147,051      2,493,985
#   Virtus Investment Partners, Inc..................................    19,564      2,122,303
    Voya Financial, Inc..............................................   220,302     11,887,496
    VSB Bancorp, Inc.................................................       169          3,473
#   Waddell & Reed Financial, Inc., Class A..........................   201,451      3,336,029
    Walker & Dunlop, Inc.............................................    82,766      5,213,430
    Washington Federal, Inc..........................................   197,751      7,210,001
    Washington Trust Bancorp, Inc....................................    32,597      1,665,381
    Waterstone Financial, Inc........................................    59,896      1,115,862
    Webster Financial Corp...........................................   164,857      7,270,194
#   Wellesley Bank...................................................     2,742         87,059
    Wells Fargo & Co................................................. 3,514,207    181,438,507
    WesBanco, Inc....................................................   122,553      4,606,767
    West Bancorporation, Inc.........................................    35,687        837,931
#   Westamerica Bancorporation.......................................    52,898      3,492,326
    Western Alliance Bancorp.........................................   209,110     10,315,396
    Western New England Bancorp, Inc.................................    58,206        556,449
    Westwood Holdings Group, Inc.....................................    18,495        559,104
    White Mountains Insurance Group, Ltd.............................     7,093      7,596,603
    Willis Towers Watson P.L.C.......................................   106,622     19,927,652
    Wintrust Financial Corp..........................................   100,877      6,437,970
#   WisdomTree Investments, Inc......................................   331,585      1,694,399
#*  World Acceptance Corp............................................    22,745      2,361,158
    WR Berkley Corp..................................................   233,508     16,322,209
    WSFS Financial Corp..............................................   121,870      5,139,258
#   WVS Financial Corp...............................................       803         12,294
#   Zions Bancorp NA.................................................   229,221     11,110,342
                                                                                --------------
TOTAL FINANCIALS.....................................................            3,971,617,002
                                                                                --------------
HEALTH CARE -- (11.0%)
    Abbott Laboratories..............................................   831,384     69,512,016
    AbbVie, Inc......................................................   823,970     65,546,814
#*  Abeona Therapeutics, Inc.........................................     6,035         14,303
*   ABIOMED, Inc.....................................................    38,874      8,069,465
#*  Acadia Healthcare Co., Inc.......................................   184,143      5,522,449
#*  ACADIA Pharmaceuticals, Inc......................................    57,153      2,423,859
#*  Acceleron Pharma Inc.............................................     6,292        282,322
*   Accuray, Inc.....................................................    69,870        181,662
*   Achillion Pharmaceuticals, Inc...................................   281,426      1,803,941
#*  Aclaris Therapeutics, Inc........................................    16,264         28,462
#*  Acorda Therapeutics, Inc.........................................   169,893        280,323
#*  Adamas Pharmaceuticals, Inc......................................    10,720         44,059
*   Addus HomeCare Corp..............................................    21,078      1,774,978
*   Aduro Biotech, Inc...............................................    35,083         39,995
#*  Adverum Biotechnologies, Inc.....................................   122,797        892,734
#*  Aeglea BioTherapeutics, Inc......................................    41,751        317,725
#*  Affimed NV.......................................................    36,928        108,568
    Agilent Technologies, Inc........................................   232,905     17,642,554
#*  Agios Pharmaceuticals, Inc.......................................    38,210      1,149,357
#*  Akebia Therapeutics, Inc.........................................    94,765        353,473
*   Akorn, Inc.......................................................   219,108      1,093,349
#*  Albireo Pharma, Inc..............................................    15,804        290,319
#*  Aldeyra Therapeutics, Inc........................................    32,429        181,278
*   Alexion Pharmaceuticals, Inc.....................................   136,711     14,409,339
*   Align Technology, Inc............................................    89,519     22,584,749
*   Alkermes P.L.C...................................................    89,787      1,753,540
#*  Allena Pharmaceuticals, Inc......................................    20,857        109,916

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
    Allergan P.L.C...................................................   199,111 $ 35,065,438
#*  Allscripts Healthcare Solutions, Inc.............................   385,394    4,216,210
#*  Alnylam Pharmaceuticals, Inc.....................................    51,995    4,510,046
#*  Alphatec Holdings, Inc...........................................    18,887      129,943
*   Alpine Immune Sciences, Inc......................................     6,024       20,120
#*  AMAG Pharmaceuticals, Inc........................................    25,767      250,069
*   Amedisys, Inc....................................................    52,142    6,701,290
#*  American Renal Associates Holdings, Inc..........................    20,661      171,900
*   American Shared Hospital Services................................       797        1,897
    AmerisourceBergen Corp...........................................   232,079   19,814,905
    Amgen, Inc.......................................................   530,972  113,229,779
*   Amicus Therapeutics, Inc.........................................    10,632       89,628
*   AMN Healthcare Services, Inc.....................................   106,508    6,258,410
*   Amphastar Pharmaceuticals, Inc...................................    77,541    1,497,704
#*  AnaptysBio, Inc..................................................    38,863    1,465,912
*   AngioDynamics, Inc...............................................    99,229    1,518,204
#*  ANI Pharmaceuticals, Inc.........................................    27,938    2,182,237
#*  Anika Therapeutics, Inc..........................................    32,173    2,264,657
    Anthem, Inc......................................................   160,952   43,308,964
#*  Apollo Endosurgery, Inc..........................................    22,845       70,134
*   Applied Genetic Technologies Corp................................    28,810       87,294
    Apyx Medical Corp................................................    36,578      241,415
#*  AquaBounty Technologies Inc......................................     4,606       10,732
*   Aravive, Inc.....................................................    12,195       79,146
*   Arcus Biosciences, Inc...........................................     9,171       71,992
#*  Ardelyx, Inc.....................................................   117,663      588,315
*   Arena Pharmaceuticals, Inc.......................................    81,180    3,954,684
*   Assembly Biosciences, Inc........................................    41,411      683,696
#*  Assertio Therapeutics, Inc.......................................   164,605      130,054
#*  Atara Biotherapeutics, Inc.......................................    78,828      860,802
*   AtriCure Inc.....................................................     2,400       63,816
#   Atrion Corp......................................................     3,292    2,776,572
*   Audentes Therapeutics, Inc.......................................    78,109    2,101,132
#*  Avanos Medical, Inc..............................................   109,368    4,816,567
    Baxter International, Inc........................................   235,157   18,036,542
    Becton Dickinson and Co..........................................   115,693   29,617,408
*   Biogen, Inc......................................................   131,948   39,414,187
*   BioMarin Pharmaceutical, Inc.....................................    75,046    5,494,118
*   Bio-Rad Laboratories, Inc., Class A..............................    33,219   11,016,085
*   BioSpecifics Technologies Corp...................................    15,041      728,436
    Bio-Techne Corp..................................................    47,687    9,927,003
*   BioTelemetry, Inc................................................    55,946    2,202,035
#*  Bluebird Bio, Inc................................................    36,348    2,944,188
#*  Blueprint Medicines Corp.........................................     4,964      341,722
*   Boston Scientific Corp...........................................   589,261   24,572,184
#   Bristol-Myers Squibb Co..........................................   982,403   56,360,460
*   Brookdale Senior Living, Inc..................................... 1,720,331   12,644,433
    Bruker Corp......................................................   273,747   12,181,742
*   Caladrius Biosciences, Inc.......................................    10,038       21,180
*   Calithera Biosciences, Inc.......................................    69,597      200,439
*   Cambrex Corp.....................................................    81,456    4,865,367
#   Cantel Medical Corp..............................................    68,835    5,017,383
#*  Capital Senior Living Corp.......................................    94,573      388,695
    Cardinal Health, Inc.............................................   393,346   19,450,960
*   Cardiovascular Systems, Inc......................................    22,906    1,019,775
*   Castlight Health, Inc., Class B..................................   145,585      219,833
#*  Catabasis Pharmaceuticals, Inc...................................    12,100       60,984
*   Catalent, Inc....................................................   308,622   15,014,460
#*  Catalyst Biosciences, Inc........................................    44,310      241,046

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
HEALTH CARE -- (Continued)
*   Celgene Corp.....................................................   549,275 $59,338,178
#*  Celldex Therapeutics, Inc........................................    74,757     167,456
#*  Centene Corp.....................................................   376,374  19,977,932
    Cerner Corp......................................................   384,722  25,822,541
*   Charles River Laboratories International, Inc....................   104,376  13,566,792
*   Chembio Diagnostics, Inc.........................................    12,528      67,025
    Chemed Corp......................................................    27,327  10,764,379
#*  ChemoCentryx, Inc................................................    22,140     190,404
#*  Chiasma, Inc.....................................................    27,690     145,096
*   Chimerix, Inc....................................................   137,629     196,809
*   Cigna Corp.......................................................   439,383  78,412,290
#*  Cocrystal Pharma, Inc............................................    31,652      23,264
#*  Collegium Pharmaceutical, Inc....................................    28,620     343,440
#*  Community Health Systems, Inc....................................   231,802     820,579
#   Computer Programs & Systems, Inc.................................    26,388     608,771
*   Concert Pharmaceuticals, Inc.....................................    47,290     294,617
    CONMED Corp......................................................    54,334   5,977,827
    Cooper Cos., Inc. (The)..........................................    43,277  12,593,607
#*  Corcept Therapeutics, Inc........................................   180,003   2,626,244
*   CorVel Corp......................................................    39,921   3,158,550
#*  Corvus Pharmaceuticals, Inc......................................    14,435      48,069
#*  Covetrus, Inc....................................................    55,861     553,862
*   Cross Country Healthcare, Inc....................................    93,056   1,005,935
*   CryoLife, Inc....................................................    61,870   1,388,982
*   Cumberland Pharmaceuticals, Inc..................................    22,381     117,724
*   Cutera, Inc......................................................    11,803     371,795
    CVS Health Corp.................................................. 1,065,481  70,737,284
*   Cymabay Therapeutics, Inc........................................    94,257     423,214
*   CytomX Therapeutics, Inc.........................................    69,353     425,134
    Danaher Corp.....................................................   269,100  37,087,362
*   DaVita, Inc......................................................   264,243  15,484,640
*   Deciphera Pharmaceuticals, Inc...................................    83,788   3,715,160
#*  Denali Therapeutics, Inc.........................................     9,634     150,965
    DENTSPLY SIRONA, Inc.............................................   198,054  10,849,398
#*  Dermira, Inc.....................................................    32,583     217,980
#*  DexCom, Inc......................................................    37,508   5,785,234
#*  Digirad Corp.....................................................       957       3,914
#*  Diplomat Pharmacy, Inc...........................................   161,844     880,431
#*  Eagle Pharmaceuticals, Inc.......................................    13,359     837,609
*   Edwards Lifesciences Corp........................................    75,459  17,987,916
*   Eiger BioPharmaceuticals, Inc....................................    10,178     110,940
*   Elanco Animal Health, Inc........................................   339,342   9,169,021
>>  Elanco Animal Health, Inc........................................    82,237           0
*   Electromed, Inc..................................................     2,121      14,317
    Eli Lilly & Co...................................................   479,974  54,693,037
#*  Emergent BioSolutions, Inc.......................................    97,613   5,579,559
#*  Enanta Pharmaceuticals, Inc......................................    32,994   2,008,675
    Encompass Health Corp............................................   246,634  15,789,509
#*  Endo International P.L.C.........................................   473,498   2,173,356
#*  Endologix, Inc...................................................    10,649      26,090
#*  Enochian Biosciences, Inc........................................     1,776      10,123
    Ensign Group, Inc. (The).........................................   115,219   4,868,003
#*  Enzo Biochem, Inc................................................   126,162     398,672
#*  Epizyme, Inc.....................................................    63,617     732,232
#*  Evolent Health, Inc., Class A....................................   210,830   1,606,525
#*  Exact Sciences Corp..............................................    68,471   5,956,977
*   Exelixis, Inc....................................................   555,409   8,581,069
#*  FibroGen, Inc....................................................    47,886   1,874,737
*   Five Prime Therapeutics, Inc.....................................    74,894     295,831

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
#*  Five Star Senior Living, Inc.....................................        36 $        191
*   FONAR Corp.......................................................    12,822      260,671
*   Fulgent Genetics, Inc............................................    16,288      156,039
#*  G1 Therapeutics, Inc.............................................    60,017    1,273,561
#*  Genomic Health, Inc..............................................    20,129    1,342,202
    Gilead Sciences, Inc............................................. 1,002,400   63,862,904
#*  Global Blood Therapeutics, Inc...................................    83,768    4,016,676
*   Globus Medical, Inc., Class A....................................   145,199    7,604,072
#*  GlycoMimetics, Inc...............................................    70,420      371,818
#*  Guardant Health, Inc.............................................    28,577    1,986,102
*   Haemonetics Corp.................................................    84,341   10,182,489
*   Halozyme Therapeutics, Inc.......................................     4,663       71,437
#*  Hanger, Inc......................................................    46,743    1,056,859
*   Harvard Bioscience, Inc..........................................   104,799      293,437
    HCA Healthcare, Inc..............................................   136,629   18,245,437
#*  HealthEquity, Inc................................................    71,172    4,041,858
*   HealthStream, Inc................................................    51,968    1,458,222
*   Henry Schein, Inc................................................   139,654    8,740,246
#*  Heska Corp.......................................................    11,112      900,294
    Hill-Rom Holdings, Inc...........................................   133,627   13,989,411
*   HMS Holdings Corp................................................   142,103    4,645,347
*   Hologic, Inc.....................................................   401,788   19,410,378
*   Horizon Therapeutics P.L.C.......................................   326,256    9,432,061
    Humana, Inc......................................................   106,580   31,355,836
*   ICU Medical, Inc.................................................    22,190    3,586,126
*   IDEXX Laboratories, Inc..........................................    80,866   23,047,619
*   Illumina, Inc....................................................    61,070   18,047,406
*   Incyte Corp......................................................    74,983    6,292,573
*   Infinity Pharmaceuticals, Inc....................................    57,909       60,225
*   InfuSystem Holdings, Inc.........................................    25,741      178,385
#*  Innoviva, Inc....................................................   205,367    2,386,365
#*  Inogen, Inc......................................................    36,834    2,005,059
#*  Inovio Pharmaceuticals, Inc......................................    88,995      189,559
#*  Insmed, Inc......................................................    60,642    1,127,335
#*  Inspire Medical Systems, Inc.....................................    21,902    1,335,584
#*  Insulet Corp.....................................................    33,722    4,900,481
*   Integer Holdings Corp............................................    59,942    4,641,908
*   Integra LifeSciences Holdings Corp...............................   132,246    7,678,203
#*  Intellia Therapeutics, Inc.......................................    81,574    1,018,451
#*  Intra-Cellular Therapies, Inc....................................   121,941    1,127,954
#*  IntriCon Corp....................................................    21,834      451,527
*   Intuitive Surgical, Inc..........................................    44,105   24,387,860
#   Invacare Corp....................................................   147,262    1,136,863
#*  Ionis Pharmaceuticals, Inc.......................................    84,074    4,684,603
#*  Iovance Biotherapeutics, Inc.....................................    44,667      943,814
*   IQVIA Holdings, Inc..............................................   107,117   15,469,837
#*  iRadimed Corp....................................................     1,881       47,495
#*  IRIDEX Corp......................................................     6,830       12,089
#   IVERIC bio, Inc..................................................    57,675      189,174
*   Jazz Pharmaceuticals P.L.C.......................................   111,091   13,956,362
    Johnson & Johnson................................................ 1,909,603  252,143,980
*   Jounce Therapeutics, Inc.........................................    49,248      178,032
#*  Kala Pharmaceuticals, Inc........................................    15,464       56,134
#*  KalVista Pharmaceuticals, Inc....................................     7,126       75,536
#*  Karyopharm Therapeutics, Inc.....................................    93,157    1,089,937
    Kewaunee Scientific Corp.........................................     3,487       55,478
#*  Kindred Biosciences, Inc.........................................    65,008      531,115
#*  Kodiak Sciences, Inc.............................................     1,840       38,106
#*  Kura Oncology, Inc...............................................    36,608      548,388

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE+
                                                                       --------- ------------
HEALTH CARE -- (Continued)
*    Laboratory Corp. of America Holdings.............................   122,713 $ 20,219,421
#*   Lannett Co., Inc.................................................    68,351      812,693
*    Lantheus Holdings, Inc...........................................    82,018    1,710,075
#    LeMaitre Vascular, Inc...........................................    34,567    1,196,018
#*   LHC Group, Inc...................................................    62,566    6,942,949
#*   Ligand Pharmaceuticals, Inc......................................    32,024    3,484,531
#*   Lipocine, Inc....................................................    19,043       51,226
*    LivaNova P.L.C...................................................    98,301    6,952,830
     Luminex Corp.....................................................    76,720    1,572,376
*    MacroGenics, Inc.................................................    81,108      689,418
#*   Madrigal Pharmaceuticals, Inc....................................    25,562    2,362,696
*    Magellan Health, Inc.............................................    55,667    3,612,788
#*   Mallinckrodt P.L.C...............................................   276,373      873,339
#*   Marinus Pharmaceuticals, Inc.....................................    11,757       13,756
*    Masimo Corp......................................................    80,357   11,715,247
     McKesson Corp....................................................   257,939   34,305,887
*>>  MedCath Corp.....................................................    11,283            0
*    MEDNAX, Inc......................................................   186,707    4,100,086
*    Medpace Holdings, Inc............................................    64,430    4,743,981
     Medtronic P.L.C..................................................   608,117   66,223,941
*    MEI Pharma, Inc..................................................    37,625       68,101
#*   Melinta Therapeutics, Inc........................................    28,414       73,876
*    Menlo Therapeutics, Inc..........................................    14,420       73,109
     Merck & Co., Inc................................................. 1,670,437  144,760,070
     Meridian Bioscience, Inc.........................................    82,780      810,416
*    Merit Medical Systems, Inc.......................................    88,747    1,833,069
#    Merrimack Pharmaceuticals, Inc...................................    29,023      114,641
#    Mesa Laboratories, Inc...........................................     4,842    1,102,766
*    Mettler-Toledo International, Inc................................    26,194   18,465,198
#*   Micron Solutions, Inc............................................     1,150        2,714
#    Millendo Therapeutics, Inc.......................................       900        6,489
#*   Minerva Neurosciences, Inc.......................................   126,040      597,430
#*   Misonix, Inc.....................................................     2,220       38,517
#*   Molecular Templates, Inc.........................................    39,645      335,397
*    Molina Healthcare, Inc...........................................   125,899   14,810,758
#*   Momenta Pharmaceuticals, Inc.....................................   159,923    2,475,608
#*   MTBC, Inc........................................................     2,700        9,720
*    Mylan NV.........................................................   585,827   11,218,587
#*   MyoKardia Inc....................................................       229       13,129
#*   Myriad Genetics, Inc.............................................   159,342    5,365,045
#*   Nabriva Therapeutics P.L.C.......................................    17,979       34,699
     National HealthCare Corp.........................................    34,730    2,854,111
     National Research Corp...........................................    15,343      881,148
*    Natus Medical, Inc...............................................    56,655    1,908,140
#*   Neogen Corp......................................................    58,369    3,797,487
#*   NeoGenomics, Inc.................................................    68,515    1,571,049
     Neoleukin Therapeutics, Inc......................................    30,801       91,787
#*   Neurocrine Biosciences, Inc......................................    43,086    4,286,626
#*   NewLink Genetics Corp............................................     8,556       12,663
*    NextGen Healthcare, Inc..........................................   124,918    2,111,739
#*   Novocure, Ltd....................................................    47,146    3,377,539
*    NuVasive, Inc....................................................    99,308    7,005,186
#*   Nuvectra Corp....................................................    28,943       38,205
*    Omnicell, Inc....................................................    64,005    4,505,312
#*   OPKO Health, Inc.................................................   332,514      472,170
#*   Option Care Health, Inc..........................................   160,655      568,719
*    OraSure Technologies, Inc........................................   126,534    1,080,600
*    Orthofix Medical, Inc............................................    35,988    1,512,576
*    Otonomy, Inc.....................................................    49,801      113,546

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
#*  Ovid therapeutics, Inc...........................................     9,993 $     23,084
#   Owens & Minor, Inc...............................................   391,389    2,634,048
#*  Oxford Immunotec Global P.L.C....................................    34,438      534,133
#*  Pacira BioSciences, Inc..........................................    40,466    1,638,468
#   Patterson Cos., Inc..............................................   212,057    3,632,536
#*  PDL BioPharma, Inc...............................................   353,194      996,007
#   Pennant Group, Inc...............................................    57,609    1,036,386
#*  Penumbra, Inc....................................................    16,840    2,626,535
#   PerkinElmer, Inc.................................................    92,646    7,963,850
    Perrigo Co. P.L.C................................................   190,394   10,094,690
#*  PetIQ, Inc.......................................................    38,349      947,987
*   Pfenex, Inc......................................................    42,237      389,425
    Pfizer, Inc...................................................... 3,778,438  144,978,666
    Phibro Animal Health Corp., Class A..............................    43,519    1,042,715
#*  Pieris Pharmaceuticals, Inc......................................     7,369       24,391
*   PRA Health Sciences, Inc.........................................   111,160   10,861,444
#*  Premier, Inc., Class A...........................................   147,531    4,806,560
#*  Prestige Consumer Healthcare, Inc................................   119,397    4,233,818
*   Pro-Dex, Inc.....................................................     7,945      106,066
#*  Progenics Pharmaceuticals, Inc...................................    48,282      256,377
    ProPhase Labs, Inc...............................................        62          105
*   Protagonist Therapeutics, Inc....................................    40,777      548,451
*   Prothena Corp. P.L.C.............................................   107,278      976,230
*   Providence Service Corp. (The)...................................    27,818    1,776,736
    Psychemedics Corp................................................     5,773       55,594
    Quest Diagnostics, Inc...........................................   174,222   17,639,978
*   Quidel Corp......................................................    67,202    3,823,794
#*  Quorum Health Corp...............................................    50,777       56,362
*   Ra Pharmaceuticals, Inc..........................................    16,064      756,132
*   RadNet, Inc......................................................    69,278    1,082,122
#*  Reata Pharmaceuticals Inc., Class A..............................     6,647    1,369,814
*   Regeneron Pharmaceuticals, Inc...................................    38,513   11,795,762
#*  REGENXBIO, Inc...................................................    63,897    2,280,484
*   Repligen Corp....................................................    71,937    5,718,272
    ResMed, Inc......................................................    98,784   14,612,129
#*  Retrophin, Inc...................................................    89,919    1,079,028
#*  Revance Therapeutics, Inc........................................    30,702      480,793
#*  Rhythm Pharmaceuticals, Inc......................................    10,598      225,949
#*  Rigel Pharmaceuticals, Inc.......................................   238,229      488,369
#*  Rocket Pharmaceuticals, Inc......................................    20,415      296,834
*   RTI Surgical Holdings, Inc.......................................   132,983      292,563
#*  Sage Therapeutics, Inc...........................................    38,498    5,222,254
#*  Sangamo Therapeutics, Inc........................................   193,885    1,754,659
#*  Sarepta Therapeutics, Inc........................................    64,379    5,347,320
#*  Savara, Inc......................................................       900          794
*   SeaSpine Holdings Corp...........................................    34,867      482,559
#*  Seattle Genetics, Inc............................................    57,589    6,185,059
*   Select Medical Holdings Corp.....................................   262,281    4,778,760
*   Sensus Healthcare, Inc...........................................     9,865       56,231
*   Sharps Compliance Corp...........................................     8,960       42,202
#*  Sientra, Inc.....................................................    42,898      275,834
#   Simulations Plus, Inc............................................     9,154      324,143
*   Soleno Therapeutics, Inc.........................................     3,848        5,887
*   Spark Therapeutics, Inc..........................................    38,429    4,195,294
#*  Spectrum Pharmaceuticals, Inc....................................   178,972    1,388,823
#*  Spero Therapeutics, Inc..........................................    16,259      178,361
#*  STAAR Surgical Co................................................    18,822      616,985
    STERIS P.L.C.....................................................    96,955   13,725,919
    Stryker Corp.....................................................   140,784   30,447,356

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
HEALTH CARE -- (Continued)
*   Supernus Pharmaceuticals, Inc.................................... 116,783 $    3,245,400
#*  Surgery Partners, Inc............................................  24,330        193,424
*   Surmodics, Inc...................................................  23,848      1,133,018
#*  Syndax Pharmaceuticals, Inc......................................  40,982        275,399
#*  Syneos Health, Inc............................................... 190,964      9,576,845
#*  Synlogic, Inc....................................................  83,691        179,099
#*  Syros Pharmaceuticals, Inc.......................................  15,651         80,994
#*  Tactile Systems Technology, Inc..................................  12,540        569,567
    Taro Pharmaceutical Industries, Ltd..............................  49,694      4,017,263
#*  Teladoc Health, Inc..............................................  41,477      3,177,138
    Teleflex, Inc....................................................  37,555     13,046,983
#*  Tenet Healthcare Corp............................................ 234,945      5,953,506
#*  Tetraphase Pharmaceuticals, Inc..................................   4,605         16,164
    Thermo Fisher Scientific, Inc.................................... 190,144     57,419,685
#*  Tivity Health, Inc............................................... 108,333      1,756,078
#*  TransEnterix, Inc................................................  23,831          5,438
#*  Triple-S Management Corp., Class B...............................  65,795        995,478
#*  Ultragenyx Pharmaceutical Inc....................................  10,876        436,563
*   United Therapeutics Corp......................................... 119,204     10,709,287
    UnitedHealth Group, Inc.......................................... 577,060    145,823,062
    Universal Health Services, Inc., Class B......................... 153,148     21,051,724
#   US Physical Therapy, Inc.........................................  19,315      2,732,493
    Utah Medical Products, Inc.......................................   6,578        674,048
*   Vanda Pharmaceuticals, Inc.......................................  89,127      1,204,106
*   Varex Imaging Corp...............................................  78,828      2,365,628
*   Varian Medical Systems, Inc......................................  74,602      9,012,668
#*  VBI Vaccines, Inc................................................   6,513          3,810
*   Veeva Systems, Inc., Class A.....................................  80,147     11,367,249
#*  Verastem, Inc.................................................... 112,442        122,562
*   Vertex Pharmaceuticals, Inc......................................  96,440     18,852,091
#*  Vocera Communications, Inc.......................................   6,850        136,452
*   Waters Corp......................................................  56,589     11,975,364
*   WellCare Health Plans, Inc.......................................  66,362     19,682,969
    West Pharmaceutical Services, Inc................................  84,617     12,171,309
#*  Wright Medical Group NV.......................................... 100,263      2,085,470
#*  XBiotech, Inc....................................................   2,517         27,360
#*  Xencor, Inc......................................................  96,368      3,296,749
#*  Xenon Pharmaceuticals, Inc.......................................   4,086         34,894
#*  Zafgen, Inc......................................................  48,149         35,630
    Zimmer Biomet Holdings, Inc...................................... 162,348     22,441,364
    Zoetis, Inc...................................................... 369,765     47,300,339
#*  Zogenix, Inc.....................................................  68,863      3,074,733
#*  Zynerba Pharmaceuticals, Inc.....................................   7,495         58,161
                                                                              --------------
TOTAL HEALTH CARE....................................................          3,060,509,962
                                                                              --------------
INDUSTRIALS -- (12.2%)
    3M Co............................................................ 492,759     81,300,307
#   AAON, Inc........................................................  88,548      4,308,746
    AAR Corp.........................................................  77,483      3,234,915
    ABM Industries, Inc.............................................. 148,360      5,409,206
*   Acacia Research Corp.............................................  41,555        105,550
    ACCO Brands Corp................................................. 224,566      2,054,779
    Acme United Corp.................................................   3,771         77,913
#   Actuant Corp., Class A........................................... 107,769      2,669,438
    Acuity Brands, Inc...............................................  80,930     10,099,255
#   ADT, Inc......................................................... 142,705      1,104,537
*   Advanced Disposal Services, Inc.................................. 136,482      4,473,880
    Advanced Drainage Systems, Inc................................... 120,704      4,468,462
*   AECOM............................................................ 269,887     10,798,179

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
*   Aegion Corp......................................................  66,443 $  1,439,820
*   AeroCentury Corp.................................................     691        4,135
#*  Aerojet Rocketdyne Holdings, Inc................................. 157,466    6,807,255
#*  Aerovironment, Inc...............................................  43,626    2,529,435
    AGCO Corp........................................................ 161,508   12,386,049
    Air Lease Corp................................................... 233,162   10,254,465
*   Air T, Inc.......................................................   3,463       59,945
*   Air Transport Services Group, Inc................................ 169,195    3,537,867
    Aircastle, Ltd................................................... 175,698    4,782,500
    Alamo Group, Inc.................................................  23,124    2,475,655
    Alaska Air Group, Inc............................................ 251,556   17,465,533
    Albany International Corp., Class A..............................  56,720    4,763,346
#   Allegiant Travel Co..............................................  42,739    7,151,517
    Allegion P.L.C................................................... 137,298   15,932,060
    Allied Motion Technologies, Inc..................................  20,720      784,459
    Allison Transmission Holdings, Inc............................... 247,622   10,798,795
#*  Alpha Pro Tech, Ltd..............................................   8,900       32,040
    Altra Industrial Motion Corp..................................... 118,969    3,664,245
    AMERCO...........................................................  34,812   14,100,252
#*  Ameresco, Inc., Class A..........................................  50,423      743,235
#   American Airlines Group, Inc..................................... 360,513   10,837,021
#*  American Superconductor Corp.....................................  17,753      139,006
*   American Woodmark Corp...........................................  39,482    3,915,035
    AMETEK, Inc...................................................... 225,738   20,688,888
*   AMREP Corp.......................................................   6,773       39,758
#   AO Smith Corp.................................................... 213,506   10,606,978
    Apogee Enterprises, Inc..........................................  62,931    2,362,430
    Applied Industrial Technologies, Inc.............................  87,053    5,209,252
*   ARC Document Solutions, Inc......................................  85,326      116,043
#   ArcBest Corp.....................................................  41,022    1,185,126
    Arconic, Inc..................................................... 502,344   13,799,390
    Arcosa, Inc...................................................... 102,487    3,936,526
#   Argan, Inc.......................................................  39,479    1,494,280
*   Armstrong Flooring, Inc..........................................  95,721      587,727
    Armstrong World Industries, Inc.................................. 106,730    9,982,457
*   Arotech Corp.....................................................  34,633      102,860
*   ASGN, Inc........................................................ 109,556    6,966,666
    Astec Industries, Inc............................................  50,844    1,784,116
*   Astronics Corp...................................................  51,530    1,491,278
#*  Astronics Corp., Class B.........................................  10,587      307,023
*   Atkore International Group, Inc..................................  98,428    3,415,452
*   Atlas Air Worldwide Holdings, Inc................................  69,579    1,525,867
*   Avalon Holdings Corp., Class A...................................   6,700       15,356
*   Avis Budget Group, Inc........................................... 150,112    4,459,828
#*  Axon Enterprise, Inc.............................................  61,535    3,146,285
    AZZ, Inc.........................................................  58,019    2,250,557
#*  Babcock & Wilcox Enterprises, Inc................................  32,013      146,940
    Barnes Group, Inc................................................ 100,952    5,900,644
    Barrett Business Services, Inc...................................  18,247    1,600,809
*   Beacon Roofing Supply, Inc....................................... 149,346    4,635,700
    BG Staffing, Inc.................................................  22,090      422,582
#*  Blue Bird Corp...................................................   9,063      177,091
#*  BMC Stock Holdings, Inc.......................................... 171,715    4,634,588
    Boeing Co. (The)................................................. 315,877  107,369,751
    Brady Corp., Class A.............................................  92,539    5,213,647
#   Briggs & Stratton Corp........................................... 205,294    1,513,017
    Brink's Co. (The)................................................  64,444    5,475,162
*   Broadwind Energy, Inc............................................  62,388      102,316
*   Builders FirstSource, Inc........................................ 320,072    7,236,828

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
#   BWX Technologies, Inc............................................ 120,222 $ 6,984,898
#*  CAI International, Inc...........................................  49,942   1,187,121
    Carlisle Cos., Inc............................................... 107,850  16,422,319
*   Casella Waste Systems, Inc., Class A.............................  67,066   2,923,407
    Caterpillar, Inc................................................. 522,360  71,981,208
*   CBIZ, Inc........................................................ 123,036   3,367,495
*   CECO Environmental Corp..........................................  69,616     477,566
#*  Celadon Group, Inc...............................................  49,165      48,182
#   CH Robinson Worldwide, Inc....................................... 143,586  10,860,845
*   Chart Industries, Inc............................................  69,042   4,047,932
    Chicago Rivet & Machine Co.......................................     474      12,329
#*  Cimpress NV......................................................  40,730   5,381,248
    Cintas Corp......................................................  90,547  24,327,262
*   CIRCOR International, Inc........................................  41,786   1,599,986
*   Civeo Corp....................................................... 195,446     207,173
*   Clean Harbors, Inc............................................... 126,210  10,407,277
#*  Colfax Corp...................................................... 190,894   6,414,038
    Columbus McKinnon Corp...........................................  44,498   1,669,565
    Comfort Systems USA, Inc.........................................  89,748   4,524,197
*   Commercial Vehicle Group, Inc....................................  87,061     634,675
    CompX International, Inc.........................................   5,126      75,147
*   Construction Partners, Inc., Class A.............................  53,210     910,955
*   Continental Building Products, Inc...............................  94,015   2,811,989
*   Continental Materials Corp.......................................     268       2,801
    Copa Holdings SA, Class A........................................  55,407   5,637,108
*   Copart, Inc...................................................... 313,734  25,926,978
#*  Cornerstone Building Brands, Inc................................. 166,328   1,039,550
    Costamare, Inc................................................... 165,438   1,300,343
*   CoStar Group, Inc................................................  23,620  12,979,662
#   Covanta Holding Corp............................................. 253,383   3,658,851
*   Covenant Transportation Group, Inc., Class A.....................  45,000     691,650
*   CPI Aerostructures, Inc..........................................  14,667     114,256
    CRA International, Inc...........................................  15,631     769,827
    Crane Co......................................................... 111,006   8,494,179
    CSW Industrials, Inc.............................................  33,083   2,290,005
    CSX Corp......................................................... 641,088  45,049,254
#   Cubic Corp.......................................................  62,316   4,595,182
    Cummins, Inc..................................................... 287,377  49,566,785
    Curtiss-Wright Corp..............................................  90,646  12,259,871
    Deere & Co....................................................... 222,388  38,726,646
    Delta Air Lines, Inc............................................. 733,313  40,390,880
#   Deluxe Corp...................................................... 117,496   6,089,818
*   DLH Holdings Corp................................................  17,566      72,723
    Donaldson Co., Inc............................................... 285,726  15,069,189
    Douglas Dynamics, Inc............................................  57,286   2,682,703
    Dover Corp....................................................... 177,561  18,446,812
*   Ducommun, Inc....................................................  24,955   1,237,269
*   DXP Enterprises, Inc.............................................  40,404   1,394,746
*   Dycom Industries, Inc............................................  84,662   3,859,741
#*  Eagle Bulk Shipping, Inc.........................................  84,677     367,498
    Eastern Co. (The)................................................  10,629     293,254
    Eaton Corp. P.L.C................................................ 262,678  22,881,881
*   Echo Global Logistics, Inc.......................................  72,110   1,435,710
    Ecology and Environment, Inc., Class A...........................   1,746      26,400
    EMCOR Group, Inc................................................. 124,882  10,953,400
    Emerson Electric Co.............................................. 383,183  26,880,287
    Encore Wire Corp.................................................  47,021   2,642,580
    EnerSys..........................................................  87,607   5,857,404
#   Ennis, Inc.......................................................  54,680   1,071,181

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
    EnPro Industries, Inc............................................    46,309 $ 3,220,791
    Equifax, Inc.....................................................    74,757  10,220,029
    ESCO Technologies, Inc...........................................    49,299   4,165,273
    Espey Manufacturing & Electronics Corp...........................     1,489      33,845
#   EVI Industries, Inc..............................................       100       3,439
#*  Evoqua Water Technologies Corp...................................    26,698     463,744
#*  ExOne Co. (The)..................................................     6,834      45,924
    Expeditors International of Washington, Inc......................   150,203  10,955,807
    Exponent, Inc....................................................    85,294   5,418,728
    Fastenal Co......................................................   497,576  17,882,881
    Federal Signal Corp..............................................   139,055   4,510,944
    FedEx Corp.......................................................   225,557  34,433,532
    Flowserve Corp...................................................   217,411  10,618,353
    Fluor Corp.......................................................   228,993   3,689,077
    Forrester Research, Inc..........................................    33,301   1,148,218
    Fortive Corp.....................................................   208,772  14,405,268
    Fortune Brands Home & Security, Inc..............................   252,797  15,180,460
    Forward Air Corp.................................................    65,909   4,558,926
*   Franklin Covey Co................................................    20,263     774,047
    Franklin Electric Co., Inc.......................................    87,834   4,729,861
*   FreightCar America, Inc..........................................    30,380     101,469
*   FTI Consulting, Inc..............................................    73,295   7,979,627
#*  Gardner Denver Holdings, Inc.....................................   286,148   9,108,091
#   GATX Corp........................................................    70,939   5,643,197
#*  Genco Shipping & Trading, Ltd....................................    92,289     911,815
*   Gencor Industries, Inc...........................................    20,887     261,088
*   Generac Holdings, Inc............................................   128,846  12,443,947
    General Dynamics Corp............................................   152,562  26,972,962
    General Electric Co.............................................. 3,028,601  30,225,438
*   Genesee & Wyoming, Inc., Class A.................................   100,811  11,193,045
*   Gibraltar Industries, Inc........................................    65,780   3,501,469
*   GMS, Inc.........................................................   108,128   3,239,515
#   Golden Ocean Group, Ltd..........................................    12,367      70,739
*   Goldfield Corp. (The)............................................    58,411     132,593
    Gorman-Rupp Co. (The)............................................    58,116   2,146,805
*   GP Strategies Corp...............................................    39,710     440,781
    Graco, Inc.......................................................   295,246  13,345,119
#   GrafTech International, Ltd......................................   163,903   1,979,948
    Graham Corp......................................................    16,735     379,215
#   Granite Construction, Inc........................................   105,657   2,487,166
*   Great Lakes Dredge & Dock Corp...................................   261,635   2,812,576
#   Greenbrier Cos., Inc. (The)......................................    94,182   2,758,591
    Griffon Corp.....................................................   103,756   2,211,040
    H&E Equipment Services, Inc......................................    99,182   3,366,237
*   Harsco Corp......................................................   164,164   3,327,604
#   Hawaiian Holdings, Inc...........................................   141,081   4,036,327
*   HD Supply Holdings, Inc..........................................   355,464  14,055,047
#   Healthcare Services Group, Inc...................................    89,501   2,180,244
#   Heartland Express, Inc...........................................   188,253   3,934,488
#   HEICO Corp.......................................................    60,380   7,447,269
    HEICO Corp., Class A.............................................   114,811  10,938,044
    Heidrick & Struggles International, Inc..........................    50,473   1,436,462
    Helios Technologies, Inc.........................................    70,585   2,797,284
*   Herc Holdings, Inc...............................................    86,863   3,844,556
*   Heritage-Crystal Clean, Inc......................................    40,929   1,086,256
    Herman Miller, Inc...............................................   137,825   6,408,862
#*  Hertz Global Holdings, Inc.......................................   397,977   5,376,669
    Hexcel Corp......................................................   178,905  13,349,891
*   Hill International, Inc..........................................   136,407     388,760

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Hillenbrand, Inc................................................. 139,461 $ 4,294,004
    HNI Corp.........................................................  99,496   3,780,848
    Honeywell International, Inc..................................... 490,013  84,639,945
*   Houston Wire & Cable Co..........................................  26,484     112,557
*   Hub Group, Inc., Class A.........................................  78,551   3,597,636
    Hubbell, Inc..................................................... 109,724  15,547,891
*   Hudson Global, Inc...............................................  21,359     239,221
#*  Hudson Technologies, Inc......................................... 315,774     198,843
    Huntington Ingalls Industries, Inc...............................  77,762  17,547,773
    Hurco Cos., Inc..................................................  16,016     557,197
*   Huron Consulting Group, Inc......................................  51,235   3,388,683
#*  Huttig Building Products, Inc....................................   2,588       5,487
    Hyster-Yale Materials Handling, Inc..............................  28,642   1,452,722
*   IAA Inc.......................................................... 268,624  10,248,006
    ICF International, Inc...........................................  36,592   3,135,568
    IDEX Corp........................................................  74,100  11,524,773
*   IES Holdings, Inc................................................   6,920     134,248
    Illinois Tool Works, Inc......................................... 230,878  38,921,413
    Ingersoll-Rand P.L.C............................................. 198,643  25,205,810
*   InnerWorkings, Inc............................................... 227,428   1,103,026
*   Innovative Solutions & Support, Inc..............................  10,802      47,313
    Insperity, Inc...................................................  52,909   5,588,778
    Insteel Industries, Inc..........................................  47,339     902,755
    Interface, Inc................................................... 148,707   2,472,997
    ITT, Inc......................................................... 181,415  10,785,122
    Jacobs Engineering Group, Inc.................................... 116,406  10,893,273
    JB Hunt Transport Services, Inc.................................. 104,984  12,341,919
*   JELD-WEN Holding, Inc............................................ 227,693   3,891,273
#*  JetBlue Airways Corp............................................. 644,583  12,440,452
#   John Bean Technologies Corp......................................  66,517   6,835,952
    Johnson Controls International P.L.C............................. 576,685  24,987,761
    Kadant, Inc......................................................  24,884   2,259,467
    Kaman Corp.......................................................  54,331   3,187,600
    Kansas City Southern............................................. 135,852  19,125,245
#   KAR Auction Services, Inc........................................ 268,624   6,677,993
    Kelly Services, Inc., Class A....................................  75,556   1,814,100
    Kelly Services, Inc., Class B....................................     319       7,426
    Kennametal, Inc.................................................. 179,364   5,551,316
    Kforce, Inc......................................................  62,701   2,565,098
    Kimball International, Inc., Class B.............................  97,756   1,990,312
*   Kirby Corp....................................................... 103,353   8,181,423
#   Knight-Swift Transportation Holdings, Inc........................ 278,609  10,158,084
    Knoll, Inc....................................................... 118,201   3,160,695
    Korn Ferry....................................................... 123,812   4,542,662
#*  Kratos Defense & Security Solutions, Inc......................... 176,839   3,338,720
    L3Harris Technologies, Inc....................................... 162,974  33,623,166
#   Landstar System, Inc.............................................  82,059   9,284,976
*   Lawson Products, Inc.............................................  15,719     722,288
*   LB Foster Co., Class A...........................................  20,276     369,023
#   Lennox International, Inc........................................  39,230   9,703,933
#*  Limbach Holdings, Inc............................................   8,154      36,530
#   Lincoln Electric Holdings, Inc................................... 127,520  11,421,966
#   Lindsay Corp.....................................................  20,853   1,968,732
    Lockheed Martin Corp............................................. 197,743  74,485,833
*   LS Starrett Co. (The), Class A................................... 123,992     664,597
#   LSC Communications, Inc..........................................  74,216      72,361
    LSI Industries, Inc..............................................  78,452     407,166
*   Lydall, Inc......................................................  38,034     744,325
#   Macquarie Infrastructure Corp.................................... 117,892   5,085,861

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
#*  Manitex International, Inc.......................................  31,987 $   177,848
*   Manitowoc Co., Inc. (The)........................................  76,137     971,508
    ManpowerGroup, Inc............................................... 110,436  10,040,841
    Marten Transport, Ltd............................................ 120,053   2,600,348
    Masco Corp....................................................... 295,786  13,680,102
*   Masonite International Corp......................................  67,973   4,174,222
#*  MasTec, Inc...................................................... 187,225  11,783,941
#*  Mastech Digital, Inc.............................................   9,561      71,421
    Matson, Inc...................................................... 105,065   4,011,382
#   Matthews International Corp., Class A............................  70,515   2,607,645
    McGrath RentCorp.................................................  58,086   4,432,543
*   Mercury Systems, Inc.............................................  79,052   5,822,970
*   Meritor, Inc..................................................... 230,495   5,077,805
*   Mesa Air Group, Inc..............................................  36,929     281,399
*   Middleby Corp. (The).............................................  89,166  10,784,628
*   Milacron Holdings Corp........................................... 181,846   3,040,465
    Miller Industries, Inc...........................................  14,667     527,279
*   Mistras Group, Inc...............................................  59,038     915,089
    Mobile Mini, Inc.................................................  95,830   3,605,125
    Moog, Inc., Class A..............................................  62,169   5,204,167
*   MRC Global, Inc.................................................. 206,462   2,345,408
#   MSA Safety, Inc..................................................  60,905   7,312,863
    MSC Industrial Direct Co., Inc., Class A.........................  93,907   6,874,931
    Mueller Industries, Inc.......................................... 127,371   3,919,206
    Mueller Water Products, Inc., Class A............................ 354,077   4,142,701
*   MYR Group, Inc...................................................  44,187   1,520,475
#   National Presto Industries, Inc..................................  13,388   1,152,573
*   Navistar International Corp...................................... 165,801   5,186,255
    Nielsen Holdings P.L.C........................................... 515,295  10,388,347
*   NL Industries, Inc............................................... 273,341   1,128,898
#   NN, Inc.......................................................... 109,162     788,150
    Nordson Corp..................................................... 108,362  16,992,245
    Norfolk Southern Corp............................................ 212,312  38,640,784
    Northrop Grumman Corp............................................ 117,671  41,476,674
*   Northwest Pipe Co................................................   9,070     276,635
#*  NOW, Inc......................................................... 272,586   2,873,056
#*  NV5 Global, Inc..................................................  22,888   1,657,778
    nVent Electric P.L.C............................................. 241,846   5,576,969
#   Old Dominion Freight Line, Inc................................... 138,348  25,190,404
#   Omega Flex, Inc..................................................   5,588     518,846
#*  Orion Energy Systems, Inc........................................   5,003      14,559
*   Orion Group Holdings, Inc........................................ 106,283     520,787
    Oshkosh Corp..................................................... 142,318  12,151,111
    Owens Corning.................................................... 220,407  13,506,541
    PACCAR, Inc...................................................... 624,300  47,484,258
*   PAM Transportation Services, Inc.................................  15,596     893,651
    Pangaea Logistics Solutions, Ltd.................................  41,528     134,135
    Park Aerospace Corp..............................................  47,012     798,734
    Parker-Hannifin Corp............................................. 180,355  33,093,339
    Park-Ohio Holdings Corp..........................................  31,367     964,849
*   Patrick Industries, Inc..........................................  64,607   3,192,232
*   Patriot Transportation Holding, Inc..............................   3,354      60,372
    Pentair P.L.C.................................................... 318,645  13,214,208
*   Performant Financial Corp........................................  82,601      85,079
*   Perma-Fix Environmental Services.................................   5,503      26,139
*   Perma-Pipe International Holdings, Inc...........................   8,588      76,261
*   PGT Innovations, Inc............................................. 155,144   2,739,843
*   PICO Holdings, Inc...............................................  43,884     473,070
*   Pioneer Power Solutions, Inc.....................................   1,700       6,018

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
#   Pitney Bowes, Inc................................................ 343,164 $ 1,509,922
    Powell Industries, Inc...........................................  31,897   1,249,087
    Preformed Line Products Co.......................................   9,555     521,703
    Primoris Services Corp........................................... 136,602   2,792,145
*   Proto Labs, Inc..................................................  39,420   3,822,557
#   Quad/Graphics, Inc............................................... 105,998     480,171
    Quanex Building Products Corp....................................  72,949   1,407,186
    Quanta Services, Inc............................................. 290,156  12,201,060
*   Radiant Logistics, Inc........................................... 103,930     560,183
    Raven Industries, Inc............................................  60,903   2,124,297
    Raytheon Co...................................................... 177,053  37,572,417
*   RBC Bearings, Inc................................................  39,263   6,299,356
*   RCM Technologies, Inc............................................   7,192      21,648
#*  Red Violet, Inc..................................................   3,537      56,203
    Regal Beloit Corp................................................  87,071   6,447,608
    Republic Services, Inc........................................... 465,734  40,756,382
*   Resideo Technologies, Inc........................................  85,646     816,206
    Resources Connection, Inc........................................  70,202   1,028,459
#   REV Group, Inc................................................... 134,234   1,669,871
*   Rexnord Corp..................................................... 221,032   6,252,995
    Robert Half International, Inc................................... 270,823  15,510,033
    Rockwell Automation, Inc......................................... 126,581  21,770,666
#   Rollins, Inc..................................................... 255,258   9,727,882
    Roper Technologies, Inc..........................................  48,664  16,397,821
    Rush Enterprises, Inc., Class A..................................  74,678   3,262,682
    Rush Enterprises, Inc., Class B..................................   7,381     316,793
    Ryder System, Inc................................................ 149,269   7,258,951
*   Saia, Inc........................................................  58,511   5,219,181
    Schneider National, Inc., Class B................................ 162,889   3,725,271
    Scorpio Bulkers, Inc............................................. 149,467     971,536
*   Sensata Technologies Holding P.L.C............................... 353,842  18,113,172
    Servotronics, Inc................................................     389       4,018
*   SIFCO Industries, Inc............................................   3,251       8,290
    Simpson Manufacturing Co., Inc...................................  90,571   7,484,787
#*  SiteOne Landscape Supply, Inc....................................  61,370   5,404,242
    SkyWest, Inc..................................................... 125,067   7,447,740
    Snap-on, Inc.....................................................  93,387  15,191,263
    Southwest Airlines Co............................................ 613,531  34,437,495
*   SP Plus Corp.....................................................  50,772   2,242,599
    Spartan Motors, Inc..............................................  72,868   1,273,004
    Spirit AeroSystems Holdings, Inc., Class A....................... 180,727  14,787,083
#*  Spirit Airlines, Inc............................................. 155,695   5,847,904
*   SPX Corp.........................................................  85,059   3,873,587
*   SPX FLOW, Inc....................................................  94,518   4,279,775
    Standex International Corp.......................................  25,488   1,931,481
    Stanley Black & Decker, Inc...................................... 171,004  25,878,035
    Steelcase, Inc., Class A......................................... 198,939   3,475,464
#*  Stericycle, Inc.................................................. 150,928   8,693,453
*   Sterling Construction Co., Inc...................................  62,906   1,021,908
#*  Sunrun, Inc...................................................... 250,087   3,886,352
    Systemax, Inc....................................................  67,991   1,471,325
*   Taylor Devices, Inc..............................................     100       1,045
#*  Team, Inc........................................................ 165,279   3,001,467
#*  Tecogen, Inc.....................................................  17,798      44,673
*   Teledyne Technologies, Inc.......................................  58,347  19,231,171
    Tennant Co.......................................................  40,756   3,155,737
    Terex Corp....................................................... 164,575   4,534,041
    Tetra Tech, Inc..................................................  91,821   8,031,583
#*  Textainer Group Holdings, Ltd.................................... 122,610   1,269,014

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Textron, Inc..................................................... 363,173 $16,738,644
*   Thermon Group Holdings, Inc......................................  63,420   1,511,299
    Timken Co. (The)................................................. 152,992   7,496,608
    Titan International, Inc......................................... 267,716     714,802
*   Titan Machinery, Inc.............................................  49,817     826,962
    Toro Co. (The)................................................... 212,147  16,362,898
#*  TPI Composites, Inc..............................................  67,589   1,387,602
*   Transcat, Inc....................................................  16,002     501,503
    TransDigm Group, Inc.............................................  38,811  20,425,453
    TransUnion....................................................... 153,691  12,697,950
#*  Trex Co., Inc....................................................  69,655   6,121,978
*   TriMas Corp...................................................... 100,110   3,235,555
*   TriNet Group, Inc................................................ 135,270   7,167,957
#   Trinity Industries, Inc.......................................... 307,463   6,081,618
#   Triton International, Ltd........................................ 159,067   5,837,759
#   Triumph Group, Inc............................................... 119,805   2,488,350
*   TrueBlue, Inc....................................................  89,769   2,055,710
#*  Tutor Perini Corp................................................ 113,429   1,754,747
*   Twin Disc, Inc...................................................  24,297     261,436
#*  U.S. Xpress Enterprises, Inc., Class A...........................  30,092     156,177
*   Ultralife Corp...................................................  26,332     227,508
    UniFirst Corp....................................................  26,576   5,337,524
    Union Pacific Corp............................................... 505,841  83,696,452
*   United Airlines Holdings, Inc.................................... 502,815  45,675,715
    United Parcel Service, Inc., Class B............................. 533,549  61,448,838
*   United Rentals, Inc.............................................. 161,105  21,518,795
    United Technologies Corp......................................... 512,649  73,606,143
#*  Univar Solutions, Inc............................................ 262,523   5,633,744
    Universal Forest Products, Inc................................... 136,725   6,885,471
    Universal Logistics Holdings, Inc................................  68,416   1,289,984
#   US Ecology, Inc..................................................  48,288   3,004,962
#*  USA Truck, Inc...................................................  21,753     172,501
    Valmont Industries, Inc..........................................  40,738   5,588,846
*   Vectrus, Inc.....................................................  28,289   1,293,090
    Verisk Analytics, Inc............................................ 148,655  21,510,378
*   Veritiv Corp.....................................................  59,970     817,991
    Viad Corp........................................................  49,151   2,999,194
#*  Vicor Corp.......................................................  31,055   1,128,849
    Virco Manufacturing Corp.........................................  14,468      56,715
*   Volt Information Sciences, Inc................................... 308,104     911,988
    VSE Corp.........................................................  26,751   1,027,773
#   Wabash National Corp............................................. 145,289   2,071,821
*   WABCO Holdings, Inc.............................................. 103,225  13,896,149
#   Wabtec Corp...................................................... 147,953  10,263,500
    Waste Management, Inc............................................ 307,915  34,551,142
#   Watsco, Inc......................................................  59,806  10,543,798
    Watsco, Inc., Class B............................................   2,268     403,738
    Watts Water Technologies, Inc., Class A..........................  52,350   4,881,638
#*  Welbilt, Inc..................................................... 187,572   3,556,365
#   Werner Enterprises, Inc.......................................... 184,597   6,737,790
*   Wesco Aircraft Holdings, Inc..................................... 217,322   2,394,888
*   WESCO International, Inc......................................... 113,698   5,701,955
#*  Willdan Group, Inc...............................................  18,461     559,368
*   Williams Industrial Services Group, Inc..........................  12,367      18,798
*   Willis Lease Finance Corp........................................   4,420     240,934
#*  WillScot Corp.................................................... 159,678   2,516,525
    Woodward, Inc.................................................... 125,230  13,357,032
    WW Grainger, Inc.................................................  63,081  19,481,936
#*  XPO Logistics, Inc............................................... 243,494  18,602,942

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INDUSTRIALS -- (Continued)
    Xylem, Inc.......................................................   217,937 $   16,713,589
#*  YRC Worldwide, Inc...............................................   113,480        380,158
                                                                                --------------
TOTAL INDUSTRIALS....................................................            3,404,911,447
                                                                                --------------
INFORMATION TECHNOLOGY -- (20.0%)
#*  2U, Inc..........................................................    12,839        230,139
#*  3D Systems Corp..................................................   195,732      1,857,497
*   Acacia Communications, Inc.......................................    66,886      4,391,735
    Accenture P.L.C., Class A........................................   493,180     91,445,436
*   ACI Worldwide, Inc...............................................   222,733      6,991,589
*   ADDvantage Technologies Group, Inc...............................     3,642          8,231
#*  Adesto Technologies Corp.........................................    37,009        339,002
*   Adobe, Inc.......................................................   257,391     71,536,681
    ADTRAN, Inc......................................................   212,963      1,876,204
#*  Advanced Energy Industries, Inc..................................    73,760      4,359,216
#*  Advanced Micro Devices, Inc......................................   588,655     19,973,064
*   Agilysys, Inc....................................................    33,661        847,921
*   Airgain, Inc.....................................................    10,681        121,443
*   Akamai Technologies, Inc.........................................   192,185     16,624,003
#*  Alarm.com Holdings, Inc..........................................    48,094      2,375,844
*   Alithya Group, Inc., Class A.....................................    19,215         52,265
*   ALJ Regional Holdings, Inc.......................................    22,320         26,114
    Alliance Data Systems Corp.......................................    81,515      8,151,500
*   Alpha & Omega Semiconductor, Ltd.................................    75,119        981,054
#*  Altair Engineering, Inc., Class A................................    10,076        371,502
#*  Alteryx, Inc., Class A...........................................    19,894      1,820,301
*   Ambarella, Inc...................................................    49,679      2,614,606
    Amdocs, Ltd......................................................   183,021     11,932,969
    American Software, Inc., Class A.................................    48,020        778,404
*   Amkor Technology, Inc............................................   662,371      8,233,272
    Amphenol Corp., Class A..........................................   227,976     22,872,832
#*  Amtech Systems, Inc..............................................    36,011        205,983
    Analog Devices, Inc..............................................   203,084     21,654,847
*   Anixter International, Inc.......................................    85,109      7,042,770
*   ANSYS, Inc.......................................................    52,930     11,652,540
#*  Appfolio, Inc., Class A..........................................    21,424      2,083,056
    Apple, Inc....................................................... 4,436,038  1,103,508,813
    Applied Materials, Inc...........................................   735,546     39,910,726
#*  Applied Optoelectronics, Inc.....................................    18,185        170,212
*   Arista Networks, Inc.............................................    39,025      9,544,344
*   Arlo Technologies, Inc...........................................   203,462        693,805
*   Arrow Electronics, Inc...........................................   155,939     12,362,844
*   Aspen Technology, Inc............................................   124,863     14,372,980
    AstroNova, Inc...................................................     9,734        154,381
#*  Asure Software, Inc..............................................    18,562        167,708
*   Atlassian Corp. P.L.C., Class A..................................    33,753      4,077,025
*   Autodesk, Inc....................................................   118,624     17,480,433
    Automatic Data Processing, Inc...................................   341,430     55,390,189
#*  Avalara, Inc.....................................................    25,656      1,821,576
#*  Avaya Holdings Corp..............................................   243,143      2,939,599
*   Aviat Networks, Inc..............................................    27,630        381,570
#*  Avid Technology, Inc.............................................    90,467        611,105
    Avnet, Inc.......................................................   205,482      8,128,868
#   AVX Corp.........................................................   218,391      3,345,750
*   Aware, Inc.......................................................    26,185         69,652
*   Axcelis Technologies, Inc........................................    72,922      1,397,915
*   AXT, Inc.........................................................    92,451        288,447
#   Badger Meter, Inc................................................    56,525      3,267,145
    Bel Fuse, Inc., Class A..........................................     1,700         22,780

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
    Bel Fuse, Inc., Class B..........................................    19,194 $    282,344
    Belden, Inc......................................................    91,241    4,678,838
    Benchmark Electronics, Inc.......................................    78,535    2,662,337
*   BK Technologies Corp.............................................     6,762       24,154
*   Black Knight, Inc................................................   123,550    7,931,910
#   Blackbaud, Inc...................................................    54,339    4,561,759
    Booz Allen Hamilton Holding Corp.................................   183,551   12,916,484
*   Bottomline Technologies De, Inc..................................    37,717    1,544,511
*   Brightcove, Inc..................................................     5,100       48,501
    Broadcom, Inc....................................................   232,308   68,031,398
    Broadridge Financial Solutions, Inc..............................   141,917   17,770,847
#*  BroadVision, Inc.................................................     3,362        8,371
#   Brooks Automation, Inc...........................................   133,781    5,681,679
*   BSQUARE Corp.....................................................    18,279       19,741
    Cabot Microelectronics Corp......................................    50,973    7,703,040
*   CACI International, Inc., Class A................................    53,344   11,935,720
*   Cadence Design Systems, Inc......................................   259,421   16,953,162
*   CalAmp Corp......................................................    69,460      779,341
#*  Calix, Inc.......................................................   102,448      783,727
#*  Carbonite, Inc...................................................    60,811    1,044,125
#*  Cardtronics P.L.C., Class A......................................   129,667    4,442,391
    Cass Information Systems, Inc....................................    28,092    1,609,953
*   CCUR Holdings, Inc...............................................     5,951       21,126
    CDK Global, Inc..................................................   211,683   10,698,459
    CDW Corp.........................................................   190,601   24,379,774
    Cerence Inc......................................................    63,456      983,568
#*  Ceridian HCM Holding, Inc........................................    10,669      514,779
*   CEVA, Inc........................................................    34,538      940,124
*   ChannelAdvisor Corp..............................................    39,118      368,100
*   Ciena Corp.......................................................   282,020   10,468,582
*   Cirrus Logic, Inc................................................   128,571    8,737,685
    Cisco Systems, Inc............................................... 2,926,380  139,032,314
#*  Cision, Ltd......................................................   141,933    1,429,265
    Citrix Systems, Inc..............................................   140,099   15,251,177
*   Clearfield, Inc..................................................    16,592      204,579
#*  ClearOne, Inc....................................................     8,800       13,200
#*  Coda Octopus Group, Inc..........................................    10,231       75,096
    Cognex Corp......................................................   219,166   11,284,857
    Cognizant Technology Solutions Corp., Class A....................   393,165   23,959,475
#*  Coherent, Inc....................................................    41,073    6,116,591
    Cohu, Inc........................................................    89,440    1,486,493
#*  CommScope Holding Co., Inc.......................................   253,392    2,837,990
    Communications Systems, Inc......................................    21,690      129,056
*   CommVault Systems, Inc...........................................    30,256    1,502,816
*   Computer Task Group, Inc.........................................    40,188      216,613
    Comtech Telecommunications Corp..................................    63,666    2,225,127
*   Conduent, Inc....................................................   417,097    2,577,659
#*  CoreLogic, Inc...................................................   174,810    7,078,057
*   Cornerstone OnDemand Inc.........................................    26,505    1,552,398
    Corning, Inc.....................................................   915,834   27,136,161
#*  Coupa Software, Inc..............................................    26,453    3,637,023
*   Cree, Inc........................................................   201,791    9,631,484
    CSG Systems International, Inc...................................    75,908    4,375,337
    CSP, Inc.........................................................     1,909       23,710
    CTS Corp.........................................................    62,834    1,676,411
*   CyberOptics Corp.................................................    12,288      225,853
    Cypress Semiconductor Corp.......................................   585,797   13,631,496
    Daktronics, Inc..................................................   107,233      735,618
#*  DASAN Zhone Solutions, Inc.......................................    35,837      270,032

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Data I/O Corp....................................................    13,075 $    47,724
*   Dell Technologies, Inc., Class C.................................   115,348   6,100,756
#*  Diebold Nixdorf, Inc.............................................   119,354     835,478
*   Digi International, Inc..........................................    57,249     825,531
#*  Digital Turbine, Inc.............................................    19,280     134,767
*   Diodes, Inc......................................................   112,410   5,243,927
#*  DocuSign, Inc....................................................    69,760   4,617,414
    Dolby Laboratories, Inc., Class A................................   101,883   6,554,133
*   Dropbox, Inc., Class A...........................................   160,296   3,177,067
*   DSP Group, Inc...................................................    43,888     654,370
    DXC Technology Co................................................   371,237  10,272,128
#   Ebix, Inc........................................................    68,313   2,912,183
*   EchoStar Corp., Class A..........................................    87,526   3,413,514
*   eGain Corp.......................................................    26,387     198,562
*   EMCORE Corp......................................................    47,148     140,030
*   Endurance International Group Holdings, Inc......................   225,568     884,227
#*  Enphase Energy Inc...............................................    73,773   1,433,409
    Entegris, Inc....................................................   247,420  11,876,160
#*  Envestnet, Inc...................................................    42,760   2,672,072
*   EPAM Systems, Inc................................................    38,049   6,695,102
*   ePlus, Inc.......................................................    31,035   2,424,765
*   Euronet Worldwide, Inc...........................................    91,115  12,762,478
    EVERTEC, Inc.....................................................   104,002   3,181,421
#*  Evo Payments, Inc., Class A......................................    12,619     358,758
#*  Evolving Systems, Inc............................................     6,619       8,274
*   ExlService Holdings, Inc.........................................    67,610   4,707,684
*   Extreme Networks, Inc............................................    19,498     125,567
*   F5 Networks, Inc.................................................    83,105  11,973,768
*   Fabrinet.........................................................    82,503   4,639,144
*   Fair Isaac Corp..................................................    45,870  13,946,315
*   FARO Technologies, Inc...........................................    36,289   1,730,260
    Fidelity National Information Services, Inc......................   354,353  46,689,551
#*  Finjan Holdings, Inc.............................................    56,458     108,399
#*  FireEye, Inc.....................................................    53,492     847,313
#*  First Solar, Inc.................................................   165,627   8,577,822
*   Fiserv, Inc......................................................   289,315  30,707,894
#*  Fitbit, Inc., Class A............................................   498,643   3,081,614
*   FleetCor Technologies, Inc.......................................    88,138  25,931,962
*   Flex, Ltd........................................................ 1,004,906  11,807,646
    FLIR Systems, Inc................................................   226,269  11,666,430
*   FormFactor, Inc..................................................   135,867   2,965,977
*   Fortinet, Inc....................................................   117,534   9,586,073
*   Frequency Electronics, Inc.......................................    11,552     136,314
*   Gartner, Inc.....................................................    80,736  12,439,803
*   Genasys, Inc.....................................................    28,220      95,948
    Genpact, Ltd.....................................................   324,927  12,727,391
    Global Payments, Inc.............................................   191,683  32,428,930
    GlobalSCAPE, Inc.................................................    22,654     219,744
*   Globant SA.......................................................    57,330   5,346,596
*   GoDaddy, Inc., Class A...........................................   122,743   7,981,977
*   GSE Systems, Inc.................................................    10,738      14,067
*   GSI Technology, Inc..............................................    35,264     275,764
#*  GTT Communications, Inc..........................................   101,485     764,182
#*  Guidewire Software, Inc..........................................    72,273   8,148,058
    Hackett Group, Inc. (The)........................................    73,423   1,241,583
#*  Harmonic, Inc....................................................   197,587   1,537,227
    Hewlett Packard Enterprise Co.................................... 1,533,784  25,169,395
    HP, Inc.......................................................... 1,033,531  17,952,433
*   HubSpot, Inc.....................................................    22,416   3,476,722

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Ichor Holdings, Ltd..............................................    56,749 $  1,651,963
*   Identiv, Inc.....................................................    11,165       54,485
*   IEC Electronics Corp.............................................    10,501       69,622
#*  II-VI, Inc.......................................................   174,598    5,787,924
#*  Immersion Corp...................................................    73,998      608,264
#*  Infinera Corp....................................................   384,804    2,151,054
*   Information Services Group, Inc..................................    68,276      147,476
*   Innodata, Inc....................................................    75,832       94,790
*   Inphi Corp.......................................................    49,462    3,555,329
#*  Inseego Corp.....................................................    23,600      135,228
*   Insight Enterprises, Inc.........................................    87,528    5,372,469
    Intel Corp....................................................... 4,520,919  255,567,551
    InterDigital, Inc................................................    81,215    4,355,560
#*  Internap Corp....................................................    31,240       74,351
    International Business Machines Corp.............................   736,079   98,435,845
*   inTEST Corp......................................................    11,556       55,469
*   Intevac, Inc.....................................................    37,250      215,305
    Intuit, Inc......................................................   173,803   44,754,273
#*  IPG Photonics Corp...............................................    77,366   10,388,706
#*  Issuer Direct Corp...............................................     1,400       14,700
*   Iteris, Inc......................................................    30,673      164,407
*   Itron, Inc.......................................................    65,936    5,028,279
#   j2 Global, Inc...................................................   100,702    9,562,662
    Jabil, Inc.......................................................   414,762   15,271,537
    Jack Henry & Associates, Inc.....................................    83,590   11,833,000
    Juniper Networks, Inc............................................   363,768    9,028,722
#   KBR, Inc.........................................................   310,213    8,735,598
#   KEMET Corp.......................................................   154,010    3,348,177
*   Key Tronic Corp..................................................    11,279       67,336
*   Keysight Technologies, Inc.......................................   201,179   20,300,973
*   Kimball Electronics, Inc.........................................    24,551      364,828
    KLA Corp.........................................................   150,299   25,406,543
*   Knowles Corp.....................................................   315,001    6,797,722
#*  Kopin Corp.......................................................   100,510       55,984
    Kulicke & Soffa Industries, Inc..................................   151,373    3,594,352
*   KVH Industries, Inc..............................................    31,726      324,240
    Lam Research Corp................................................   126,288   34,229,100
#*  Lantronix, Inc...................................................    13,349       41,382
*   Lattice Semiconductor Corp.......................................   206,422    4,043,807
    Leidos Holdings, Inc.............................................   207,090   17,857,371
*   LGL Group, Inc. (The)............................................     1,687       17,970
*   Lightpath Technologies, Inc., Class A............................     5,719        3,946
*   Limelight Networks, Inc..........................................   175,677      741,357
    Littelfuse, Inc..................................................    40,697    7,145,172
#*  LiveRamp Holdings, Inc...........................................   155,557    6,080,723
    LogMeIn, Inc.....................................................    95,758    6,289,385
#*  Lumentum Holdings, Inc...........................................    81,280    5,093,005
*   Luna Innovations, Inc............................................    36,105      217,713
#*  MACOM Technology Solutions Holdings, Inc.........................   143,406    3,261,052
*   MagnaChip Semiconductor Corp.....................................    57,288      731,568
*   Manhattan Associates, Inc........................................   103,849    7,783,483
    ManTech International Corp., Class A.............................    60,028    4,753,017
*   Marin Software, Inc..............................................     2,700        5,319
#   Marvell Technology Group, Ltd....................................   577,108   14,075,664
    Mastercard, Inc., Class A........................................   709,200  196,313,652
    Maxim Integrated Products, Inc...................................   234,876   13,777,826
    MAXIMUS, Inc.....................................................   117,123    8,988,019
#*  MaxLinear, Inc...................................................   117,092    2,220,064
    Methode Electronics, Inc.........................................    83,104    2,858,778

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#   Microchip Technology, Inc........................................   215,460 $ 20,315,723
*   Micron Technology, Inc........................................... 1,599,289   76,046,192
    Microsoft Corp................................................... 4,936,491  707,744,715
*   MicroStrategy, Inc., Class A.....................................    19,284    2,955,273
*   Mimecast, Ltd....................................................    34,449    1,367,970
*   Mitek Systems, Inc...............................................    53,036      511,267
    MKS Instruments, Inc.............................................   106,828   11,560,926
#*  MoneyGram International, Inc.....................................   281,397    1,114,332
#*  MongoDB, Inc.....................................................    17,124    2,187,933
    Monolithic Power Systems, Inc....................................    48,016    7,198,559
    Motorola Solutions, Inc..........................................   119,419   19,861,768
    MTS Systems Corp.................................................    39,420    2,226,442
#*  Napco Security Technologies, Inc.................................    21,110      640,900
    National Instruments Corp........................................   159,351    6,595,538
*   NCR Corp.........................................................   240,074    7,012,562
*   NeoPhotonics Corp................................................   129,980      855,268
    NetApp, Inc......................................................   297,563   16,627,820
*   NETGEAR, Inc.....................................................    69,163    1,879,159
*   Netscout Systems, Inc............................................   169,711    4,110,400
*   NetSol Technologies, Inc.........................................    15,653       81,552
    Network-1 Technologies, Inc......................................    28,392       63,598
*   New Relic, Inc...................................................    26,792    1,716,296
    NIC, Inc.........................................................   124,320    2,924,006
    NortonLifeLock Inc...............................................   344,880    7,890,854
#*  Novanta, Inc.....................................................    58,318    5,193,218
*   Nuance Communications, Inc.......................................   507,652    8,284,881
#*  Nutanix, Inc., Class A...........................................     4,764      139,204
    NVE Corp.........................................................     5,648      351,588
    NVIDIA Corp......................................................   346,382   69,629,710
#*  Okta, Inc........................................................    36,811    4,014,976
*   ON Semiconductor Corp............................................   804,169   16,405,048
*   OneSpan, Inc.....................................................    68,300    1,277,893
*   Onto Innovation Inc..............................................   111,016    3,574,704
*   Optical Cable Corp...............................................     3,696       10,903
    Oracle Corp...................................................... 2,081,480  113,419,845
*   OSI Systems, Inc.................................................    40,773    4,046,313
*   Palo Alto Networks, Inc..........................................    32,691    7,433,606
#*  PAR Technology Corp..............................................    24,070      603,194
    Paychex, Inc.....................................................   276,839   23,154,814
#*  Paycom Software, Inc.............................................    87,825   18,577,622
*   Paylocity Holding Corp...........................................    53,641    5,503,567
*   PayPal Holdings, Inc.............................................   444,579   46,280,674
    PC Connection, Inc...............................................    56,955    2,781,682
    PC-Tel, Inc......................................................   240,727    1,721,198
#*  PDF Solutions, Inc...............................................    64,721    1,045,891
    Pegasystems, Inc.................................................    88,064    6,623,293
*   Perceptron, Inc..................................................    10,437       47,332
#*  Perficient, Inc..................................................    89,478    3,507,538
    Perspecta, Inc...................................................   165,503    4,392,450
*   PFSweb, Inc......................................................    35,131      109,609
*   Photronics, Inc..................................................   410,838    4,847,888
#*  Pivotal Software, Inc., Class A..................................    44,266      662,662
#*  Pixelworks, Inc..................................................    42,541      165,484
#   Plantronics, Inc.................................................    66,639    2,626,909
*   Plexus Corp......................................................    70,717    5,228,815
    Power Integrations, Inc..........................................    49,667    4,525,160
#*  Powerfleet, Inc..................................................    16,347       96,774
    Presidio, Inc....................................................   140,645    2,334,707
*   PRGX Global, Inc.................................................    43,757      218,785

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Progress Software Corp...........................................  96,655 $ 3,854,601
*   Proofpoint, Inc..................................................  24,563   2,833,833
#*  PTC, Inc.........................................................  66,170   4,427,435
#*  Pure Storage, Inc., Class A...................................... 208,624   4,059,823
    QAD, Inc., Class A...............................................  14,038     652,486
    QAD, Inc., Class B...............................................   1,959      71,406
*   Qorvo, Inc....................................................... 140,791  11,384,360
    QUALCOMM, Inc.................................................... 873,328  70,250,504
#*  Qualys, Inc......................................................  50,301   4,292,184
*   Qumu Corp........................................................   6,460      19,186
*   Rambus, Inc...................................................... 245,563   3,399,820
#*  RealNetworks, Inc................................................ 579,042     938,048
#*  RealPage, Inc.................................................... 111,197   6,732,978
    RF Industries, Ltd...............................................   9,040      53,698
*   Ribbon Communications, Inc....................................... 234,020   1,003,946
    Richardson Electronics, Ltd......................................  16,123      93,030
*   RingCentral, Inc., Class A.......................................  27,183   4,390,598
#*  Rogers Corp......................................................  35,315   4,784,476
    Sabre Corp....................................................... 609,403  14,308,782
#*  SailPoint Technologies Holding, Inc..............................  45,594     882,700
*   salesforce.com, Inc.............................................. 237,161  37,113,325
*   Sanmina Corp..................................................... 152,956   4,700,338
#   Sapiens International Corp. NV...................................   9,095     192,177
*   ScanSource, Inc..................................................  57,164   1,846,397
    Science Applications International Corp.......................... 114,678   9,474,696
*   Seachange International, Inc..................................... 542,543   1,633,054
    Seagate Technology P.L.C......................................... 284,827  16,528,511
*   Semtech Corp..................................................... 109,874   5,544,242
*   ServiceNow, Inc..................................................  42,850  10,595,091
*   ServiceSource International, Inc.................................  59,533      74,416
*   Sigmatron International, Inc.....................................   3,900      16,107
*   Silicon Laboratories, Inc........................................  48,623   5,165,708
    Skyworks Solutions, Inc.......................................... 277,316  25,252,395
#*  SMART Global Holdings, Inc.......................................  62,976   1,870,387
#*  SMTC Corp........................................................  25,308      52,134
#*  SolarEdge Technologies, Inc...................................... 104,800   8,903,808
*   Splunk, Inc......................................................  50,785   6,092,169
*   SPS Commerce, Inc................................................  38,752   2,044,943
#*  Square, Inc., Class A............................................  74,513   4,577,334
    SS&C Technologies Holdings, Inc.................................. 262,855  13,671,089
*   StarTek, Inc.....................................................  49,590     322,335
*   Steel Connect, Inc...............................................  93,781     146,298
#*  Stratasys, Ltd................................................... 117,442   2,428,701
#*  Super Micro Computer, Inc........................................  60,902   1,259,453
*   Support.com, Inc.................................................   8,300      13,612
*   Sykes Enterprises, Inc...........................................  94,123   2,907,930
#*  Synacor, Inc.....................................................   9,103      13,655
#*  Synaptics, Inc...................................................  76,497   3,221,289
#*  Synchronoss Technologies, Inc.................................... 156,999     941,994
    SYNNEX Corp...................................................... 105,689  12,443,823
*   Synopsys, Inc.................................................... 102,701  13,941,661
    TE Connectivity, Ltd............................................. 248,884  22,275,118
*   Tech Data Corp...................................................  76,238   9,262,917
*   Telaria, Inc.....................................................  66,662     504,631
*   Telenav, Inc.....................................................  66,256     312,066
*   Teradata Corp.................................................... 190,503   5,701,755
    Teradyne, Inc.................................................... 305,204  18,684,589
    TESSCO Technologies, Inc.........................................  14,267     189,608
    Texas Instruments, Inc........................................... 750,861  88,594,089

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    TiVo Corp........................................................   223,612 $    1,820,202
#*  Trade Desk, Inc. (The), Class A..................................    33,823      6,791,658
    TransAct Technologies, Inc.......................................     8,492        104,961
*   Trimble, Inc.....................................................   251,044     10,001,593
*   Trio-Tech International..........................................     1,525          5,627
*   TSR, Inc.........................................................       210            756
    TTEC Holdings, Inc...............................................   108,580      5,143,435
#*  TTM Technologies, Inc............................................   274,095      3,209,652
#*  Twilio, Inc., Class A............................................    56,328      5,439,032
*   Tyler Technologies, Inc..........................................    24,459      6,567,731
#   Ubiquiti, Inc....................................................    64,357      8,146,953
#*  Ultra Clean Holdings, Inc........................................    88,144      1,883,637
#*  Unisys Corp......................................................   126,849      1,301,471
#   Universal Display Corp...........................................    61,735     12,358,112
#*  Upland Software, Inc.............................................    16,023        600,542
*   Veeco Instruments, Inc...........................................   175,013      2,387,177
*   Verint Systems, Inc..............................................   108,200      4,911,198
*   VeriSign, Inc....................................................    88,758     16,865,795
#*  ViaSat, Inc......................................................    88,635      6,101,633
*   Viavi Solutions, Inc.............................................   378,130      6,034,955
*   Virtusa Corp.....................................................    61,139      2,279,262
#   Visa, Inc., Class A.............................................. 1,085,673    194,183,473
    Vishay Intertechnology, Inc......................................   275,254      5,546,368
*   Vishay Precision Group, Inc......................................    25,485        867,764
#   VMware, Inc., Class A............................................    30,814      4,876,932
    Wayside Technology Group, Inc....................................     4,700         67,680
#*  Westell Technologies, Inc., Class A..............................     3,500          4,655
    Western Digital Corp.............................................   341,851     17,656,604
#   Western Union Co. (The)..........................................   574,784     14,404,087
*   WEX, Inc.........................................................    41,034      7,762,812
*   Wireless Telecom Group, Inc......................................    37,817         54,835
*   Workday, Inc., Class A...........................................    34,369      5,573,277
*   Xerox Holdings Corp..............................................   415,901     14,111,521
    Xilinx, Inc......................................................   193,518     17,559,823
    Xperi Corp.......................................................   113,182      2,298,161
*   Zebra Technologies Corp., Class A................................    70,631     16,800,996
#*  Zendesk, Inc.....................................................    49,842      3,521,337
#*  Zix Corp.........................................................    61,620        407,308
#*  Zscaler, Inc.....................................................    25,799      1,134,640
                                                                                --------------
TOTAL INFORMATION TECHNOLOGY.........................................            5,564,842,589
                                                                                --------------
MATERIALS -- (3.8%)
>>  A Schulman, Inc..................................................    47,725              0
#   Advanced Emissions Solutions, Inc................................     5,237         72,428
*   AdvanSix, Inc....................................................    72,950      1,660,342
*   AgroFresh Solutions, Inc.........................................     5,000         11,500
    Air Products & Chemicals, Inc....................................   123,562     26,350,832
#*  AK Steel Holding Corp............................................   537,315      1,268,063
#   Albemarle Corp...................................................   189,345     11,500,815
#*  Alcoa Corp.......................................................   332,293      6,908,371
#*  Allegheny Technologies, Inc......................................   214,550      4,507,696
*   Amcor P.L.C...................................................... 1,047,519      9,972,381
*   American Biltrite, Inc...........................................        17          7,480
    American Vanguard Corp...........................................    52,596        735,292
#*  Ampco-Pittsburgh Corp............................................   242,491        940,865
    AptarGroup, Inc..................................................   121,026     14,299,222
    Ashland Global Holdings, Inc.....................................   103,174      7,982,572
    Avery Dennison Corp..............................................   142,810     18,259,687
*   Axalta Coating Systems, Ltd......................................   548,217     16,166,919

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
MATERIALS -- (Continued)
    Balchem Corp.....................................................    51,496 $ 5,211,910
    Ball Corp........................................................   394,270  27,587,072
*   Berry Global Group, Inc..........................................   305,283  12,672,297
    Boise Cascade Co.................................................   104,211   3,727,627
    Cabot Corp.......................................................   126,488   5,513,612
    Carpenter Technology Corp........................................   108,011   5,294,699
    Celanese Corp....................................................   188,831  22,876,876
#*  Century Aluminum Co..............................................   243,458   1,419,360
    CF Industries Holdings, Inc......................................   337,094  15,287,213
    Chase Corp.......................................................    20,259   2,373,342
#   Chemours Co. (The)...............................................   332,587   5,457,753
#*  Clearwater Paper Corp............................................   315,395   5,847,423
#   Cleveland-Cliffs, Inc............................................   383,493   2,772,654
*   Coeur Mining, Inc................................................   538,335   2,971,609
    Commercial Metals Co.............................................   259,648   5,018,996
#   Compass Minerals International, Inc..............................    91,715   5,180,063
*   Contango ORE, Inc................................................       833      12,974
*   Core Molding Technologies, Inc...................................    12,521      71,495
*   Corteva, Inc.....................................................   462,345  12,196,661
*   Crown Holdings, Inc..............................................   225,249  16,407,137
    Domtar Corp......................................................   140,090   5,097,875
*   Dow, Inc.........................................................   582,909  29,431,075
    DuPont de Nemours, Inc...........................................   492,252  32,444,329
    Eagle Materials, Inc.............................................    79,291   7,242,440
    Eastman Chemical Co..............................................   253,864  19,303,819
    Ecolab, Inc......................................................   149,649  28,743,083
#*  Element Solutions, Inc...........................................   490,349   5,325,190
*   Ferro Corp.......................................................   216,837   2,413,396
    Ferroglobe P.L.C.................................................   286,776     177,285
#*  Flotek Industries, Inc...........................................   970,742   1,854,117
    FMC Corp.........................................................   154,737  14,158,436
    Freeport-McMoRan, Inc............................................ 2,095,233  20,575,188
    Friedman Industries, Inc.........................................     7,421      51,427
    FutureFuel Corp..................................................    95,408   1,176,381
#*  GCP Applied Technologies, Inc....................................   165,296   3,415,015
#   Gold Resource Corp...............................................   134,351     588,457
    Graphic Packaging Holding Co.....................................   750,333  11,750,215
    Greif, Inc., Class A.............................................    69,652   2,728,269
    Greif, Inc., Class B.............................................    22,007   1,034,989
    Hawkins, Inc.....................................................    23,658   1,011,380
    Haynes International, Inc........................................    28,744     990,518
#   HB Fuller Co.....................................................   102,295   4,991,996
#   Hecla Mining Co.................................................. 1,100,814   2,531,872
    Huntsman Corp....................................................   581,046  12,858,548
*   Ingevity Corp....................................................    54,126   4,557,950
    Innophos Holdings, Inc...........................................    49,766   1,623,367
    Innospec, Inc....................................................    47,374   4,328,089
#   International Flavors & Fragrances, Inc..........................    82,597  10,077,660
    International Paper Co...........................................   724,028  31,625,543
*   Intrepid Potash, Inc.............................................   283,233     875,190
    Kaiser Aluminum Corp.............................................    20,375   2,181,755
*   Koppers Holdings, Inc............................................    40,044   1,285,412
*   Kraton Corp......................................................    87,318   1,957,670
#   Kronos Worldwide, Inc............................................   184,295   2,336,861
    Linde P.L.C......................................................   191,616  38,007,034
#*  Livent Corp......................................................   163,250   1,119,895
    Louisiana-Pacific Corp...........................................   335,664   9,811,459
#*  LSB Industries, Inc..............................................   232,564     983,746
    LyondellBasell Industries NV, Class A............................   351,080  31,491,876

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
MATERIALS -- (Continued)
    Martin Marietta Materials, Inc...................................  72,537 $18,998,166
    Materion Corp....................................................  44,374   2,522,218
#*  McEwen Mining, Inc............................................... 136,545     228,030
    Mercer International, Inc........................................ 180,339   2,200,136
    Minerals Technologies, Inc.......................................  79,751   3,943,687
    Mosaic Co. (The)................................................. 379,421   7,542,889
    Myers Industries, Inc............................................  95,747   1,620,997
    Neenah, Inc......................................................  40,887   2,637,212
    NewMarket Corp...................................................  21,769  10,568,632
    Newmont Goldcorp Corp............................................ 590,986  23,479,874
#   Nexa Resources SA................................................   7,300      78,037
    Northern Technologies International Corp.........................  11,400     142,272
    Nucor Corp....................................................... 460,621  24,804,441
#   Olin Corp........................................................ 386,022   7,079,643
    Olympic Steel, Inc...............................................  51,205     767,051
*   OMNOVA Solutions, Inc............................................  93,798     948,298
    Owens-Illinois, Inc.............................................. 438,080   3,723,680
#   Packaging Corp. of America....................................... 167,937  18,382,384
    PH Glatfelter Co.................................................  95,600   1,720,800
    PolyOne Corp..................................................... 163,770   5,248,829
    PPG Industries, Inc.............................................. 225,549  28,220,691
*   PQ Group Holdings, Inc...........................................   6,030      99,314
#   Quaker Chemical Corp.............................................  21,876   3,344,403
#*  Ramaco Resources, Inc............................................   2,300       8,165
#   Rayonier Advanced Materials, Inc................................. 245,569   1,024,023
    Reliance Steel & Aluminum Co..................................... 137,225  15,923,589
    Resolute Forest Products, Inc.................................... 195,976     709,433
#   Royal Gold, Inc.................................................. 102,110  11,787,578
    RPM International, Inc........................................... 179,008  12,965,549
*   Ryerson Holding Corp.............................................  98,796     858,537
    Schnitzer Steel Industries, Inc., Class A........................  62,137   1,326,004
    Schweitzer-Mauduit International, Inc............................  68,859   2,788,101
#   Scotts Miracle-Gro Co. (The)..................................... 141,005  14,155,492
    Sealed Air Corp.................................................. 282,052  11,781,312
    Sensient Technologies Corp.......................................  93,795   5,867,815
    Sherwin-Williams Co. (The).......................................  59,393  33,991,802
#   Silgan Holdings, Inc............................................. 291,492   8,969,209
    Sonoco Products Co............................................... 224,838  12,973,153
#   Southern Copper Corp.............................................  94,127   3,349,039
    Steel Dynamics, Inc.............................................. 497,937  15,117,367
    Stepan Co........................................................  46,479   4,541,928
#*  Summit Materials, Inc., Class A.................................. 248,293   5,693,358
#*  SunCoke Energy, Inc.............................................. 321,370   1,700,047
    Synalloy Corp....................................................  17,970     281,410
#*  TimkenSteel Corp................................................. 201,198   1,130,733
*   Trecora Resources................................................  49,155     431,089
    Tredegar Corp....................................................  73,690   1,464,957
#   Trinseo SA....................................................... 115,147   4,893,748
*   Tronox Holdings P.L.C., Class A.................................. 205,019   1,740,611
*   UFP Technologies, Inc............................................  11,541     480,221
    United States Lime & Minerals, Inc...............................   9,696     858,096
#   United States Steel Corp......................................... 454,691   5,233,493
*   Universal Stainless & Alloy Products, Inc........................  26,081     350,007
#*  US Concrete, Inc.................................................  44,791   2,340,778
    Valvoline, Inc................................................... 336,045   7,171,200
*   Venator Materials P.L.C..........................................  27,628      68,241
#*  Verso Corp., Class A............................................. 157,643   2,307,894
    Vulcan Materials Co.............................................. 153,169  21,883,255
#   Warrior Met Coal, Inc............................................ 146,687   2,857,463

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
MATERIALS -- (Continued)
#   Westlake Chemical Corp........................................... 151,912 $    9,599,319
    WestRock Co...................................................... 233,875      8,739,909
    Worthington Industries, Inc...................................... 134,847      4,963,718
    WR Grace & Co....................................................  86,330      5,736,629
                                                                              --------------
TOTAL MATERIALS......................................................          1,047,070,001
                                                                              --------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.........................................  29,673        697,612
#*  Altisource Asset Management Corp.................................     909         12,317
#*  Altisource Portfolio Solutions SA................................  24,863        442,561
    Capital Properties, Inc., Class A................................     600          9,285
*   CBRE Group, Inc., Class A........................................ 477,698     25,580,728
*   CKX Lands, Inc...................................................     743          6,998
#   Consolidated-Tomoka Land Co......................................  13,414        858,094
*   Cushman & Wakefield PLC..........................................   3,172         59,120
#*  Forestar Group, Inc..............................................   7,963        149,545
*   FRP Holdings, Inc................................................  20,816      1,077,853
    Griffin Industrial Realty, Inc...................................   5,669        223,245
#*  Howard Hughes Corp. (The)........................................  66,665      7,454,480
#*  InterGroup Corp. (The)...........................................     200          6,000
    Jones Lang LaSalle, Inc..........................................  91,766     13,445,554
*   JW Mays, Inc.....................................................     900         28,908
    Kennedy-Wilson Holdings, Inc..................................... 271,126      6,238,609
#*  Marcus & Millichap, Inc..........................................  87,584      3,128,501
#*  Maui Land & Pineapple Co., Inc...................................  22,194        228,376
    Newmark Group, Inc., Class A..................................... 327,979      3,483,137
*   Rafael Holdings, Inc., Class B...................................  23,666        411,078
    RE/MAX Holdings, Inc., Class A...................................  48,302      1,615,702
#   Realogy Holdings Corp............................................ 270,098      2,128,372
    RMR Group, Inc. (The), Class A...................................  30,918      1,496,431
#*  St Joe Co. (The)................................................. 136,502      2,532,112
#*  Stratus Properties, Inc..........................................  14,910        411,218
*   Tejon Ranch Co...................................................  76,873      1,236,118
#*  Trinity Place Holdings, Inc......................................  53,127        211,446
                                                                              --------------
TOTAL REAL ESTATE....................................................             73,173,400
                                                                              --------------
UTILITIES -- (2.8%)
    AES Corp......................................................... 680,164     11,596,796
    ALLETE, Inc......................................................  85,043      7,318,801
    Alliant Energy Corp.............................................. 177,982      9,493,560
    Ameren Corp...................................................... 179,701     13,962,768
    American Electric Power Co., Inc................................. 250,817     23,674,617
#   American States Water Co.........................................  62,676      5,962,368
    American Water Works Co., Inc.................................... 132,773     16,366,928
#   Aqua America, Inc................................................ 297,463     13,483,998
#*  AquaVenture Holdings, Ltd........................................  49,871        978,469
    Artesian Resources Corp., Class A................................  12,735        472,469
    Atlantica Yield P.L.C............................................ 176,611      4,240,430
    Atmos Energy Corp................................................ 109,396     12,304,862
#   Avangrid, Inc....................................................  75,686      3,788,084
#   Avista Corp...................................................... 102,979      4,946,081
    Black Hills Corp.................................................  97,309      7,670,869
    California Water Service Group...................................  85,065      4,761,088
    CenterPoint Energy, Inc.......................................... 368,161     10,702,440
    Chesapeake Utilities Corp........................................  29,328      2,780,294
    Clearway Energy, Inc., Class A...................................  60,894      1,045,550
#   Clearway Energy, Inc., Class C................................... 120,901      2,191,935
    CMS Energy Corp.................................................. 208,173     13,306,418

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- ---------------
UTILITIES -- (Continued)
    Consolidated Edison, Inc......................................... 235,848 $    21,749,903
    Consolidated Water Co., Ltd......................................  26,390         462,881
    Dominion Energy, Inc............................................. 406,074      33,521,409
    DTE Energy Co.................................................... 133,635      17,014,408
    Duke Energy Corp................................................. 376,696      35,507,365
    Edison International............................................. 235,986      14,843,519
    El Paso Electric Co..............................................  71,913       4,797,316
    Entergy Corp..................................................... 137,734      16,731,926
    Evergy, Inc...................................................... 236,767      15,131,779
#   Eversource Energy................................................ 232,840      19,498,022
    Exelon Corp...................................................... 497,964      22,652,382
    FirstEnergy Corp................................................. 383,537      18,532,508
#   Genie Energy, Ltd., Class B......................................  42,689         318,033
#   Hawaiian Electric Industries, Inc................................ 189,456       8,553,938
    IDACORP, Inc.....................................................  88,451       9,519,097
    MDU Resources Group, Inc......................................... 343,412       9,921,173
    MGE Energy, Inc..................................................  62,564       4,819,931
#   Middlesex Water Co...............................................  31,992       2,151,462
#   National Fuel Gas Co............................................. 150,700       6,828,217
    New Jersey Resources Corp........................................ 156,029       6,802,864
    NextEra Energy, Inc.............................................. 252,704      60,229,471
    NiSource, Inc.................................................... 421,075      11,806,943
#   Northwest Natural Holding Co.....................................  51,081       3,542,978
    NorthWestern Corp................................................  88,066       6,386,546
    NRG Energy, Inc.................................................. 282,027      11,314,923
    OGE Energy Corp.................................................. 304,237      13,100,445
    ONE Gas, Inc.....................................................  92,867       8,621,772
#   Ormat Technologies, Inc..........................................  97,772       7,485,424
    Otter Tail Corp..................................................  71,955       4,078,409
#   Pattern Energy Group, Inc., Class A.............................. 176,106       4,936,251
#*  PG&E Corp........................................................ 254,398       1,569,636
    Pinnacle West Capital Corp....................................... 118,909      11,191,715
    PNM Resources, Inc............................................... 140,201       7,311,482
    Portland General Electric Co..................................... 155,113       8,822,827
    PPL Corp......................................................... 529,112      17,719,961
    Public Service Enterprise Group, Inc............................. 329,149      20,838,423
*   Pure Cycle Corp..................................................  35,231         393,883
    RGC Resources, Inc...............................................  10,999         320,841
    Sempra Energy.................................................... 138,459      20,008,710
    SJW Group........................................................  51,485       3,724,940
#   South Jersey Industries, Inc..................................... 153,319       4,930,739
    Southern Co. (The)............................................... 522,350      32,730,451
    Southwest Gas Holdings, Inc......................................  82,487       7,201,115
#   Spark Energy, Inc., Class A......................................  18,700         178,959
    Spire, Inc.......................................................  84,249       7,081,971
    TerraForm Power, Inc., Class A...................................  37,806         641,946
    UGI Corp......................................................... 221,880      10,577,020
    Unitil Corp......................................................  29,333       1,826,566
    Vistra Energy Corp............................................... 517,968      14,000,675
    WEC Energy Group, Inc............................................ 231,719      21,874,274
    Xcel Energy, Inc................................................. 337,817      21,454,758
    York Water Co. (The).............................................  20,352         896,302
                                                                              ---------------
TOTAL UTILITIES......................................................             787,207,314
                                                                              ---------------
TOTAL COMMON STOCKS..................................................          26,337,135,712
                                                                              ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
#*  GCI Liberty, Inc.................................................  15,532         408,026
                                                                              ---------------

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                           SHARES        VALUE+
                                                                         ----------- ---------------
ENERGY -- (0.0%)
*>>    Enron TOPRS Escrow Shares........................................         666 $             0
                                                                                     ---------------
INDUSTRIALS -- (0.0%)
*      Air T Funding....................................................       1,829           4,499
                                                                                     ---------------
TOTAL PREFERRED STOCKS..................................................                     412,525
                                                                                     ---------------
TOTAL INVESTMENT SECURITIES
      (Cost $16,958,014,087)............................................              26,337,548,237
                                                                                     ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
       State Street Institutional U.S. Government Money Market Fund
         1.752%......................................................... 234,980,188     234,980,188
                                                                                     ---------------
SECURITIES LENDING COLLATERAL -- (4.5%)
@(S)   The DFA Short Term Investment Fund............................... 107,997,640   1,249,640,696
                                                                                     ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $18,442,497,580)............................................             $27,822,169,121
                                                                                     ===============

As of October 31, 2019, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

                                                                                       UNREALIZED
                                    NUMBER OF EXPIRATION                              APPRECIATION
DESCRIPTION                         CONTRACTS    DATE    NOTIONAL VALUE MARKET VALUE (DEPRECIATION)
-----------                         --------- ---------- -------------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............   1,368    12/20/19   $205,738,117  $207,648,720   $1,910,603
                                                          ------------  ------------   ----------
TOTAL FUTURES CONTRACTS............                       $205,738,117  $207,648,720   $1,910,603
                                                          ============  ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.................... $ 2,253,239,854             --   --    $ 2,253,239,854
   Consumer Discretionary....................   3,222,053,078 $        3,480   --      3,222,056,558
   Consumer Staples..........................   1,676,753,164             --   --      1,676,753,164
   Energy....................................   1,275,754,421             --   --      1,275,754,421
   Financials................................   3,971,565,865         51,137   --      3,971,617,002
   Health Care...............................   3,060,509,962             --   --      3,060,509,962
   Industrials...............................   3,404,911,447             --   --      3,404,911,447
   Information Technology....................   5,564,842,589             --   --      5,564,842,589
   Materials.................................   1,047,070,001             --   --      1,047,070,001
   Real Estate...............................      73,173,400             --   --         73,173,400
   Utilities.................................     787,207,314             --   --        787,207,314
Preferred Stocks
   Communication Services....................         408,026             --   --            408,026
   Industrials...............................           4,499             --   --              4,499
Temporary Cash Investments...................     234,980,188             --   --        234,980,188
Securities Lending Collateral................              --  1,249,640,696   --      1,249,640,696
Futures Contracts**..........................       1,910,603             --   --          1,910,603
                                              --------------- --------------   --    ---------------
TOTAL........................................ $26,574,384,411 $1,249,695,313   --    $27,824,079,724
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (94.5%)
COMMUNICATION SERVICES -- (7.1%)
    A.H. Belo Corp., Class A.........................................    49,061 $    176,620
    Activision Blizzard, Inc.........................................   304,868   17,081,754
*   Alaska Communications Systems Group, Inc.........................    99,183      162,660
*   Alphabet, Inc., Class A..........................................    96,783  121,830,440
*   Alphabet, Inc., Class C..........................................   102,183  128,761,820
*   Altice USA, Inc., Class A........................................   784,419   24,277,768
#   AMC Entertainment Holdings, Inc., Class A........................   173,604    1,626,669
#*  AMC Networks, Inc., Class A......................................   120,164    5,233,142
#*  ANGI Homeservices, Inc., Class A.................................    48,151      329,834
#   Anterix, Inc.....................................................    36,746    1,490,418
    AT&T, Inc........................................................ 7,075,983  272,354,586
    ATN International, Inc...........................................    54,372    3,220,454
#*  AutoWeb, Inc.....................................................    29,885       72,919
*   Ballantyne Strong, Inc...........................................    31,283       91,034
#*  Bandwidth, Inc., Class A.........................................     3,155      177,153
    Beasley Broadcast Group, Inc., Class A...........................    27,174       77,718
#*  Boingo Wireless, Inc.............................................   141,694    1,341,842
#*  Boston Omaha Corp., Class A......................................       923       20,731
    Cable One, Inc...................................................    13,616   18,046,238
#*  Care.com, Inc....................................................    95,895    1,120,054
#*  Cargurus, Inc....................................................    18,112      608,382
#*  Cars.com, Inc....................................................   427,742    4,837,762
#   CBS Corp., Class A...............................................    14,126      564,334
    CBS Corp., Class B...............................................   540,593   19,482,972
*   Central European Media Enterprises, Ltd., Class A................    18,678       83,771
    CenturyLink, Inc................................................. 1,786,631   23,119,005
*   Charter Communications, Inc., Class A............................   174,958   81,855,850
#*  Chicken Soup For The Soul Entertainment, Inc.....................     3,771       34,882
#*  Cincinnati Bell, Inc.............................................   197,869    1,011,111
#   Cinemark Holdings, Inc...........................................   385,280   14,101,248
*   Clear Channel Outdoor Holdings, Inc..............................    55,873      130,184
    Cogent Communications Holdings, Inc..............................   113,226    6,639,573
    Comcast Corp., Class A........................................... 4,524,891  202,805,615
#*  comScore, Inc....................................................   153,439      354,444
#   Consolidated Communications Holdings, Inc........................   311,170    1,244,680
*   Cumulus Media, Inc., Class A.....................................    23,708      324,563
#*  Daily Journal Corp...............................................       426      119,710
*   DHI Group, Inc................................................... 1,026,390    3,715,532
#*  Discovery, Inc., Class A.........................................   246,474    6,643,707
*   Discovery, Inc., Class B.........................................     1,502       50,467
*   Discovery, Inc., Class C.........................................   390,271    9,850,440
*   DISH Network Corp., Class A......................................   367,690   12,641,182
*   Electronic Arts, Inc.............................................   164,154   15,824,446
    Emerald Expositions Events, Inc..................................   123,509    1,200,507
*   Emmis Communications Corp., Class A..............................    23,010      108,607
#   Entercom Communications Corp., Class A...........................   456,737    1,589,445
    Entravision Communications Corp., Class A........................   276,020      783,897
#*  Eros International P.L.C.........................................     5,500       12,320
#   EW Scripps Co. (The), Class A....................................   219,708    2,951,777
*   Facebook, Inc., Class A.......................................... 1,190,043  228,071,741
#*  Fluent, Inc......................................................    57,710      134,464
    Fox Corp., Class A...............................................   365,867   11,722,379
*   Fox Corp., Class B...............................................   233,320    7,288,917
#*  Frontier Communications Corp.....................................    88,246       80,304
#*  Gaia, Inc........................................................    23,801      164,941
#   Gannett Co., Inc.................................................   387,462    4,203,963

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
COMMUNICATION SERVICES -- (Continued)
#*  GCI Liberty, Inc., Class A....................................... 243,677 $17,052,516
#*  Glu Mobile, Inc.................................................. 279,625   1,658,176
*   Gray Television, Inc............................................. 309,857   5,084,753
*   Gray Television, Inc., Class A...................................   3,160      56,406
*   Harte-Hanks, Inc.................................................  15,876      42,389
*   Hemisphere Media Group, Inc......................................  55,673     718,738
*   IAC/InterActiveCorp..............................................  59,512  13,524,102
*   IDT Corp., Class B............................................... 256,782   1,748,685
*   IMAX Corp........................................................ 172,446   3,681,722
#*  Intelsat SA...................................................... 236,790   6,012,098
    Interpublic Group of Cos., Inc. (The)............................ 773,956  16,833,543
#*  Iridium Communications, Inc...................................... 314,193   7,688,303
    John Wiley & Sons, Inc., Class A................................. 145,509   6,703,600
    John Wiley & Sons, Inc., Class B.................................   7,502     346,067
*   Lee Enterprises, Inc.............................................  46,810      84,726
*   Liberty Broadband Corp...........................................   1,306     154,369
*   Liberty Broadband Corp., Class A.................................  42,890   5,060,591
*   Liberty Broadband Corp., Class C................................. 162,660  19,205,266
#*  Liberty Latin America, Ltd., Class A.............................   7,360     137,558
#*  Liberty Latin America, Ltd., Class C............................. 114,860   2,114,573
#*  Liberty Media Corp.-Liberty Braves, Class A......................  24,483     722,738
*   Liberty Media Corp.-Liberty Braves, Class B......................     522      17,879
*   Liberty Media Corp.-Liberty Braves, Class C......................  60,067   1,766,570
#*  Liberty Media Corp.-Liberty Formula One, Class A.................  46,668   1,886,787
*   Liberty Media Corp.-Liberty Formula One, Class C................. 290,871  12,362,017
*   Liberty Media Corp.-Liberty SiriusXM, Class A.................... 109,770   4,929,771
*   Liberty Media Corp.-Liberty SiriusXM, Class B....................   5,224     238,345
*   Liberty Media Corp.-Liberty SiriusXM, Class C.................... 228,036  10,304,947
*   Liberty TripAdvisor Holdings, Inc., Class A...................... 500,395   4,828,812
*   Liberty TripAdvisor Holdings, Inc., Class B......................   1,138      11,152
#   Lions Gate Entertainment Corp., Class A.......................... 172,750   1,380,272
    Lions Gate Entertainment Corp., Class B.......................... 208,521   1,561,822
#*  Live Nation Entertainment, Inc................................... 229,463  16,177,141
*   Loral Space & Communications, Inc................................  23,803     951,882
*   Madison Square Garden Co. (The), Class A.........................  44,054  11,758,894
*   Marchex, Inc., Class B........................................... 166,665     551,661
    Marcus Corp. (The)...............................................  75,983   2,742,986
#   Match Group, Inc.................................................  82,948   6,054,375
#*  McClatchy Co. (The), Class A.....................................  11,992      31,179
#*  Meet Group, Inc. (The)........................................... 230,314     981,138
#   Meredith Corp.................................................... 128,317   4,837,551
#*  MSG Networks, Inc., Class A...................................... 164,638   2,668,782
    National CineMedia, Inc.......................................... 161,502   1,355,809
*   Netflix, Inc.....................................................  58,555  16,829,293
#   New Media Investment Group, Inc.................................. 197,840   1,742,970
#   New York Times Co. (The), Class A................................ 326,089  10,076,150
    News Corp., Class A.............................................. 672,367   9,218,152
    News Corp., Class B.............................................. 290,226   4,097,991
#   Nexstar Media Group, Inc., Class A............................... 179,834  17,496,050
#   Omnicom Group, Inc............................................... 267,839  20,674,492
*   ORBCOMM, Inc..................................................... 260,656   1,045,231
*   Otelco, Inc., Class A............................................     572       6,721
#*  QuinStreet, Inc.................................................. 137,849   1,768,603
#*  Reading International, Inc., Class A.............................  59,065     671,569
#*  Reading International, Inc., Class B.............................     300       7,200
#*  Roku, Inc........................................................   9,859   1,451,245
*   Rosetta Stone, Inc...............................................  37,189     712,541
    Saga Communications, Inc., Class A...............................   5,094     153,686
#   Salem Media Group, Inc........................................... 182,761     275,969

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
COMMUNICATION SERVICES -- (Continued)
    Scholastic Corp..................................................    72,305 $    2,783,742
    Shenandoah Telecommunications Co.................................   214,633      6,902,597
    Sinclair Broadcast Group, Inc., Class A..........................   266,164     10,603,974
#   Sirius XM Holdings, Inc.......................................... 1,366,600      9,183,552
#*  Snap, Inc., Class A..............................................   477,654      7,193,469
    Spok Holdings, Inc...............................................    72,102        858,014
#*  Sprint Corp...................................................... 1,026,056      6,371,808
#*  SRAX, Inc........................................................     3,513          6,007
*   Take-Two Interactive Software, Inc...............................   122,534     14,746,967
*   TechTarget, Inc..................................................    66,703      1,627,553
    TEGNA, Inc.......................................................   730,163     10,974,350
    Telephone & Data Systems, Inc....................................   359,141      9,369,989
*   T-Mobile US, Inc.................................................   340,892     28,178,133
    Townsquare Media, Inc., Class A..................................    44,674        303,336
#*  Travelzoo........................................................    67,893        687,077
    Tribune Publishing Co............................................   103,832        930,335
#*  TripAdvisor, Inc.................................................   158,939      6,421,136
#*  TrueCar Inc......................................................   224,018        734,779
*   Twitter, Inc.....................................................   427,274     12,805,402
#*  United States Cellular Corp......................................    58,697      2,184,702
#*  Urban One, Inc...................................................   174,284        383,425
    Verizon Communications, Inc...................................... 4,053,628    245,122,885
#   Viacom, Inc., Class A............................................     8,444        201,727
    Viacom, Inc., Class B............................................   593,809     12,802,522
#*  Vonage Holdings Corp.............................................   671,366      6,559,246
    Walt Disney Co. (The)............................................   737,651     95,835,618
#   World Wrestling Entertainment, Inc., Class A.....................    79,408      4,450,024
#*  Yelp, Inc........................................................    98,447      3,397,406
*   Zayo Group Holdings, Inc.........................................   386,175     13,184,014
*   Zedge, Inc., Class B.............................................    24,094         42,408
#*  Zillow Group, Inc., Class A......................................    92,261      2,988,334
#*  Zillow Group, Inc., Class C......................................   179,090      5,832,961
*   Zynga, Inc., Class A............................................. 1,698,577     10,480,220
                                                                                --------------
TOTAL COMMUNICATION SERVICES.........................................            2,078,257,242
                                                                                --------------
CONSUMER DISCRETIONARY -- (11.7%)
#*  1-800-Flowers.com, Inc., Class A.................................   116,597      1,662,673
    Aaron's, Inc.....................................................   181,144     13,573,120
#   Abercrombie & Fitch Co., Class A.................................   322,534      5,221,825
    Acushnet Holdings Corp...........................................   204,794      5,826,389
#   Adient P.L.C.....................................................   303,140      6,423,537
*   Adtalem Global Education, Inc....................................   207,312      6,173,751
    Advance Auto Parts, Inc..........................................    84,420     13,716,562
*   Amazon.com, Inc..................................................   322,450    572,884,017
    AMCON Distributing Co............................................     1,168         85,264
#*  American Axle & Manufacturing Holdings, Inc......................   671,553      5,614,183
    American Eagle Outfitters, Inc...................................   640,289      9,847,645
#*  American Outdoor Brands Corp.....................................   289,327      2,048,435
*   American Public Education, Inc...................................    58,151      1,263,040
*   America's Car-Mart, Inc..........................................    29,005      2,639,165
    Aptiv P.L.C......................................................   381,701     34,181,325
    Aramark..........................................................   575,236     25,172,327
    Ark Restaurants Corp.............................................     7,366        151,003
#*  Asbury Automotive Group, Inc.....................................    86,942      8,966,328
#*  Ascena Retail Group, Inc.........................................   656,620        231,262
#*  Aspen Group, Inc.................................................    28,483        178,019
#*  At Home Group, Inc...............................................   190,575      1,623,699
#   Autoliv, Inc.....................................................   200,725     15,624,434
*   AutoNation, Inc..................................................   265,323     13,491,675

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   AutoZone, Inc....................................................  14,858 $17,003,198
#*  Barnes & Noble Education, Inc.................................... 199,374     819,427
    Bassett Furniture Industries, Inc................................  18,048     275,232
#*  BBQ Holdings, Inc................................................  13,253      66,265
    BBX Capital Corp.................................................  82,044     366,737
*   Beazer Homes USA, Inc............................................ 107,973   1,620,675
#   Bed Bath & Beyond, Inc........................................... 454,930   6,232,541
    Best Buy Co., Inc................................................ 589,142  42,318,070
#   Big 5 Sporting Goods Corp........................................ 399,718   1,279,098
#   Big Lots, Inc.................................................... 197,269   4,274,819
*   Biglari Holdings, Inc., Class A..................................     526     221,457
#*  Biglari Holdings, Inc., Class B..................................   5,588     466,486
    BJ's Restaurants, Inc............................................  85,019   3,365,902
#   Bloomin' Brands, Inc............................................. 375,949   7,447,550
#*  Blue Apron Holdings, Inc., Class A...............................   3,626      25,962
*   Booking Holdings, Inc............................................  29,783  61,018,517
#*  Boot Barn Holdings, Inc..........................................  94,067   3,297,048
    BorgWarner, Inc.................................................. 485,573  20,238,683
    Bowl America, Inc., Class A......................................   3,937      61,408
#   Boyd Gaming Corp.................................................  77,977   2,124,873
*   Bright Horizons Family Solutions, Inc............................ 102,325  15,197,309
#   Brinker International, Inc.......................................  85,112   3,783,228
    Brunswick Corp................................................... 269,306  15,684,381
#   Buckle, Inc. (The)...............................................  38,775     811,173
#*  Build-A-Bear Workshop, Inc.......................................  67,264     234,079
*   Burlington Stores, Inc...........................................  69,702  13,394,633
#*  Caesars Entertainment Corp....................................... 834,373  10,246,100
    Caleres, Inc..................................................... 147,819   3,181,065
    Callaway Golf Co................................................. 279,733   5,656,201
#   Camping World Holdings, Inc., Class A............................   5,293      50,019
*   Capri Holdings, Ltd.............................................. 384,277  11,939,486
*   Career Education Corp............................................ 254,762   3,607,430
#*  CarMax, Inc...................................................... 343,755  32,027,653
    Carnival Corp.................................................... 349,019  14,969,425
    Carriage Services, Inc...........................................  60,847   1,567,419
#*  Carrols Restaurant Group, Inc.................................... 151,163   1,077,792
#   Carter's, Inc.................................................... 121,161  12,145,179
#*  Carvana Co.......................................................   8,296     672,640
#   Cato Corp. (The), Class A........................................  80,827   1,413,664
*   Cavco Industries, Inc............................................  24,235   4,644,638
*   Century Casinos, Inc.............................................   2,000      14,780
#*  Century Communities, Inc......................................... 103,761   3,130,469
*   Charles & Colvard, Ltd...........................................  34,169      45,445
#   Cheesecake Factory, Inc. (The)................................... 180,742   7,553,208
#*  Chegg, Inc.......................................................  20,954     642,450
#   Chico's FAS, Inc................................................. 864,124   2,972,587
#   Children's Place, Inc. (The).....................................  74,421   6,095,824
#*  Chipotle Mexican Grill, Inc......................................  19,141  14,894,761
#   Choice Hotels International, Inc.................................  69,715   6,168,383
    Churchill Downs, Inc.............................................  21,406   2,782,566
*   Chuy's Holdings, Inc.............................................  58,889   1,435,125
    Citi Trends, Inc.................................................  47,540     848,589
#   Clarus Corp......................................................  93,318   1,189,804
    Collectors Universe, Inc.........................................   8,599     246,447
    Columbia Sportswear Co........................................... 152,949  13,834,237
#*  Conn's, Inc...................................................... 105,962   2,563,221
#*  Container Store Group, Inc. (The)................................  99,925     421,684
    Cooper Tire & Rubber Co.......................................... 407,899  11,519,068
*   Cooper-Standard Holdings, Inc....................................  68,894   2,194,963

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Core-Mark Holding Co., Inc.......................................   123,318 $ 3,763,665
#   Cracker Barrel Old Country Store, Inc............................    73,612  11,446,666
*   Crocs, Inc.......................................................   199,042   6,964,480
    Crown Crafts, Inc................................................    22,116     136,456
    CSS Industries, Inc..............................................    44,900     202,050
    Culp, Inc........................................................    43,461     672,342
    Dana, Inc........................................................   580,797   9,426,335
    Darden Restaurants, Inc..........................................   165,526  18,583,604
#   Dave & Buster's Entertainment, Inc...............................   168,132   6,688,291
*   DavidsTea, Inc...................................................     1,035       1,728
*   Deckers Outdoor Corp.............................................    91,210  13,946,009
*   Del Taco Restaurants, Inc........................................   111,950     854,738
    Delphi Technologies P.L.C........................................   257,524   3,144,368
#*  Delta Apparel, Inc...............................................    15,491     386,500
*   Denny's Corp.....................................................   151,857   3,055,363
#   Designer Brands, Inc., Class A...................................   253,672   4,185,588
*   Destination XL Group, Inc........................................   166,505     241,432
#   Dick's Sporting Goods, Inc.......................................   260,644  10,146,871
#   Dillard's, Inc., Class A.........................................    96,049   6,625,460
#   Dine Brands Global, Inc..........................................    65,801   4,813,343
*   Dixie Group, Inc. (The)..........................................   305,643     599,060
    Dollar General Corp..............................................   322,019  51,632,526
*   Dollar Tree, Inc.................................................   320,983  35,436,523
#   Domino's Pizza, Inc..............................................    40,454  10,988,115
#*  Dorman Products, Inc.............................................   118,767   8,545,286
    Dover Motorsports, Inc...........................................    18,678      36,049
    DR Horton, Inc...................................................   514,908  26,965,732
#*  Drive Shack, Inc.................................................   125,901     502,345
#*  Duluth Holdings, Inc., Class B...................................     3,601      33,273
    Dunkin' Brands Group, Inc........................................   144,073  11,327,019
    eBay, Inc........................................................   865,463  30,507,571
#   Educational Development Corp.....................................    13,726      91,964
#*  El Pollo Loco Holdings, Inc......................................   126,390   1,468,652
#*  Eldorado Resorts, Inc............................................    63,704   2,852,028
*   Emerson Radio Corp...............................................    26,350      20,814
    Escalade, Inc....................................................    40,584     465,093
#   Ethan Allen Interiors, Inc.......................................    87,430   1,723,245
#*  Etsy, Inc........................................................    55,429   2,466,036
    Expedia Group, Inc...............................................   204,165  27,901,189
#*  Express, Inc.....................................................   534,441   1,720,900
    Extended Stay America, Inc.......................................   588,162   8,357,782
#*  Fiesta Restaurant Group, Inc.....................................   115,014     988,545
*   Five Below, Inc..................................................   110,262  13,794,879
    Flanigan's Enterprises, Inc......................................     2,891      65,351
    Flexsteel Industries, Inc........................................    19,873     329,296
#*  Floor & Decor Holdings, Inc., Class A............................   166,014   7,608,422
    Foot Locker, Inc.................................................   341,392  14,853,966
    Ford Motor Co.................................................... 4,314,222  37,059,167
#*  Fossil Group, Inc................................................   164,061   1,784,984
#*  Fox Factory Holding Corp.........................................   128,975   7,859,736
#*  Francesca's Holdings Corp........................................    13,746     238,493
#*  Franchise Group, Inc.............................................    13,925     166,543
*   frontdoor, Inc...................................................   133,045   6,416,760
*   Full House Resorts, Inc..........................................    23,954      59,406
*   Funko, Inc., Class A.............................................     2,300      41,400
#   GameStop Corp., Class A.......................................... 1,028,502   5,595,051
#   Gap, Inc. (The)..................................................   785,913  12,778,945
    Garmin, Ltd......................................................   161,695  15,158,906
#*  Garrett Motion, Inc..............................................    59,526     565,497

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
     General Motors Co................................................ 1,628,062 $60,498,784
#*   Genesco, Inc.....................................................    69,552   2,702,095
     Gentex Corp......................................................   848,664  23,805,025
*    Gentherm, Inc....................................................   126,604   5,288,249
     Genuine Parts Co.................................................   278,239  28,541,757
#*   G-III Apparel Group, Ltd.........................................   170,255   4,275,103
*    Good Times Restaurants, Inc......................................    14,300      25,454
     Goodyear Tire & Rubber Co. (The).................................   659,298  10,463,059
#*   GoPro, Inc., Class A.............................................   258,685   1,076,130
     Graham Holdings Co., Class B.....................................    12,018   7,567,254
#*   Grand Canyon Education, Inc......................................   101,162   9,302,858
*    Green Brick Partners, Inc........................................    15,871     159,821
     Group 1 Automotive, Inc..........................................    66,734   6,636,029
#*   Groupon, Inc..................................................... 1,232,019   3,425,013
#*   GrubHub, Inc.....................................................   104,596   3,562,540
#    Guess?, Inc......................................................   282,107   4,725,292
#    H&R Block, Inc...................................................   415,753  10,389,667
#*   Habit Restaurants, Inc. (The), Class A...........................    64,692     679,913
#    Hamilton Beach Brands Holding Co., Class A.......................    32,542     606,908
#    Hanesbrands, Inc.................................................   548,803   8,347,294
#    Harley-Davidson, Inc.............................................   485,837  18,903,918
     Hasbro, Inc......................................................   102,358   9,960,457
#    Haverty Furniture Cos., Inc......................................    65,791   1,193,449
     Haverty Furniture Cos., Inc., Class A............................     2,523      45,868
#*   Helen of Troy, Ltd...............................................    63,336   9,485,199
#*   Hibbett Sports, Inc..............................................   198,703   4,741,054
*    Hilton Grand Vacations, Inc......................................   177,969   6,180,863
     Hilton Worldwide Holdings, Inc...................................   263,327  25,532,186
     Home Depot, Inc. (The)...........................................   308,857  72,451,675
     Hooker Furniture Corp............................................    36,936     874,275
#*   Horizon Global Corp..............................................    56,437     216,718
*    Houghton Mifflin Harcourt Co.....................................   385,477   2,490,181
*    Hudson, Ltd., Class A............................................   108,170   1,343,471
     Hyatt Hotels Corp., Class A......................................    76,915   5,748,627
*    Installed Building Products, Inc.................................    85,113   5,551,070
#    International Game Technology P.L.C..............................   131,549   1,741,709
#*   iRobot Corp......................................................    75,519   3,629,443
*    J Alexander's Holdings, Inc......................................    39,480     380,982
#    J. Jill, Inc.....................................................   119,955     207,522
#    Jack in the Box, Inc.............................................    60,844   5,112,113
#*   JAKKS Pacific, Inc...............................................   282,610     217,610
#*   JC Penney Co., Inc............................................... 1,451,035   1,451,035
     Jerash Holdings US, Inc..........................................     4,937      33,078
#    Johnson Outdoors, Inc., Class A..................................    29,907   1,751,055
*    K12, Inc.........................................................   165,942   3,283,992
     KB Home..........................................................   157,600   5,624,744
#*   Kirkland's, Inc..................................................   106,640     168,491
     Kohl's Corp......................................................   418,240  21,438,982
#*   Kontoor Brands, Inc..............................................    24,889     945,782
*    Koss Corp........................................................     4,495       8,091
#    L Brands, Inc....................................................   288,306   4,912,734
*    Lakeland Industries, Inc.........................................    21,151     233,719
#*   Lands' End, Inc..................................................    99,008   1,195,027
     Las Vegas Sands Corp.............................................   247,885  15,329,208
*    Laureate Education, Inc., Class A................................    14,492     223,974
*>>  Lazare Kaplan International Inc..................................     3,667         516
     La-Z-Boy, Inc....................................................   158,712   5,635,863
#*   Lazydays Holdings, Inc...........................................    11,759      47,389
#    LCI Industries...................................................   104,215  10,121,361

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Leaf Group, Ltd..................................................    64,844 $   192,587
    Lear Corp........................................................   154,791  18,229,736
#   Leggett & Platt, Inc.............................................   310,557  15,931,574
    Lennar Corp., Class A............................................   441,311  26,302,136
    Lennar Corp., Class B............................................    41,469   1,949,872
#*  LGI Homes, Inc...................................................    74,015   5,808,697
#*  Libbey, Inc......................................................    98,478     177,260
#   Lifetime Brands, Inc.............................................    58,799     469,804
*   Lincoln Educational Services Corp................................    56,293     109,208
*   Lindblad Expeditions Holdings, Inc...............................    10,754     169,268
*   Liquidity Services, Inc..........................................   116,650     757,059
#   Lithia Motors, Inc., Class A.....................................    91,436  14,399,341
*   LKQ Corp.........................................................   471,250  16,017,787
    Lowe's Cos., Inc.................................................   441,429  49,267,891
*   Luby's, Inc......................................................   657,623   1,210,026
*   Lululemon Athletica, Inc.........................................   111,412  22,758,129
#*  Lumber Liquidators Holdings, Inc.................................    95,682     883,145
*   M/I Homes, Inc...................................................    73,907   3,265,211
#   Macy's, Inc...................................................... 1,004,773  15,232,359
*   Malibu Boats, Inc., Class A......................................    84,934   2,770,547
#   Marine Products Corp.............................................    27,683     371,506
*   MarineMax, Inc...................................................    93,576   1,445,749
    Marriott International, Inc., Class A............................   178,761  22,622,205
#   Marriott Vacations Worldwide Corp................................   141,735  15,580,929
*   MasterCraft Boat Holdings, Inc...................................    66,150   1,041,863
#*  Mattel, Inc......................................................   325,428   3,885,610
    McDonald's Corp..................................................   221,740  43,616,258
    MDC Holdings, Inc................................................   214,331   8,296,753
>>  Media General, Inc...............................................    96,518       9,121
*   Meritage Homes Corp..............................................   131,485   9,478,754
    MGM Resorts International........................................   497,634  14,182,569
#*  Michaels Cos., Inc. (The)........................................   237,291   2,071,550
*   Modine Manufacturing Co..........................................   184,695   2,111,064
#*  Mohawk Industries, Inc...........................................   123,762  17,744,996
#*  Monarch Casino & Resort, Inc.....................................     6,743     291,230
*   Monitronics International, Inc...................................        20         154
#   Monro, Inc.......................................................    91,011   6,380,781
#*  Motorcar Parts of America, Inc...................................    65,597   1,250,279
#   Movado Group, Inc................................................    54,870   1,429,363
*   Murphy USA, Inc..................................................   128,840  15,194,101
    Nathan's Famous, Inc.............................................     9,787     744,791
*   National Vision Holdings, Inc....................................   208,630   4,965,394
#*  Nautilus, Inc....................................................   107,416     177,236
*   New Home Co., Inc. (The).........................................    55,518     259,269
#   Newell Brands, Inc...............................................   354,099   6,717,258
    NIKE, Inc., Class B..............................................   736,039  65,912,292
    Nobility Homes, Inc..............................................     2,557      63,286
#   Nordstrom, Inc...................................................   313,692  11,261,543
*   Norwegian Cruise Line Holdings, Ltd..............................   353,541  17,945,741
*   NVR, Inc.........................................................     5,513  20,048,521
    Office Depot, Inc................................................ 1,826,784   3,763,175
#*  Ollie's Bargain Outlet Holdings, Inc.............................   118,573   7,574,443
*   O'Reilly Automotive, Inc.........................................    63,415  27,617,867
#   Oxford Industries, Inc...........................................    58,392   4,020,873
    P&F Industries, Inc., Class A....................................     2,869      19,079
#   Papa John's International, Inc...................................    72,472   4,243,236
#*  Party City Holdco, Inc...........................................   284,060   1,596,417
#*  Penn National Gaming, Inc........................................   167,303   3,566,063
#   Penske Automotive Group, Inc.....................................   287,506  14,007,292

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   PetMed Express, Inc..............................................  39,873 $   933,626
#*  Pier 1 Imports, Inc..............................................  35,466     199,674
*   Planet Fitness, Inc., Class A.................................... 163,874  10,432,219
#*  Playa Hotels & Resorts NV........................................  87,328     728,316
*   PlayAGS, Inc.....................................................  21,023     242,605
#   Polaris, Inc..................................................... 155,049  15,295,584
    Pool Corp........................................................  73,758  15,297,409
#*  Potbelly Corp....................................................  70,548     299,829
    PulteGroup, Inc.................................................. 667,345  26,186,618
    PVH Corp......................................................... 132,719  11,567,788
#*  Quotient Technology Inc.......................................... 240,688   2,072,324
*   Qurate Retail Group, Inc., Class B...............................   1,143      11,316
*   Qurate Retail, Inc., Class A..................................... 689,320   6,576,113
    Ralph Lauren Corp................................................  67,278   6,462,725
#   RCI Hospitality Holdings, Inc....................................  15,909     298,294
#*  Red Lion Hotels Corp.............................................  68,814     412,884
#*  Red Robin Gourmet Burgers, Inc................................... 181,299   5,529,619
#   Red Rock Resorts, Inc., Class A.................................. 153,369   3,340,377
*   Regis Corp....................................................... 140,572   2,895,783
    Rent-A-Center, Inc............................................... 149,246   3,860,994
#*  RH...............................................................  60,193  10,937,068
    Rocky Brands, Inc................................................  11,845     329,409
    Ross Stores, Inc................................................. 230,429  25,271,148
    Royal Caribbean Cruises, Ltd..................................... 175,269  19,074,525
*   RTW RetailWinds, Inc............................................. 223,042     330,102
*   Rubicon Project, Inc. (The)...................................... 147,629   1,254,846
    Ruth's Hospitality Group, Inc.................................... 160,711   3,307,432
#*  Sally Beauty Holdings, Inc....................................... 280,307   4,344,758
#*  Scientific Games Corp., Class A.................................. 118,596   2,845,118
#*  SeaWorld Entertainment, Inc...................................... 255,090   6,739,478
*   Select Interior Concepts, Inc., Class A..........................  38,575     442,070
    Service Corp. International...................................... 493,717  22,454,249
*   ServiceMaster Global Holdings, Inc............................... 266,091  10,744,755
#*  Shake Shack, Inc., Class A.......................................  44,856   3,690,752
*   Shiloh Industries, Inc........................................... 146,965     532,013
#   Shoe Carnival, Inc...............................................  42,020   1,394,644
#*  Shutterstock, Inc................................................  79,462   3,224,568
#   Signet Jewelers, Ltd............................................. 292,792   4,696,384
    Six Flags Entertainment Corp..................................... 121,738   5,136,126
*   Skechers U.S.A., Inc., Class A................................... 374,079  13,979,332
*   Skyline Champion Corp............................................ 191,220   5,398,141
#*  Sleep Number Corp................................................ 142,864   6,874,616
#   Sonic Automotive, Inc., Class A.................................. 269,669   8,691,432
#*  Sonos, Inc.......................................................  80,609   1,054,366
#*  Sportsman's Warehouse Holdings, Inc.............................. 131,729     897,074
#   Stage Stores, Inc................................................ 250,463     596,102
#*  Stamps.com, Inc..................................................  55,709   4,703,511
    Standard Motor Products, Inc.....................................  80,378   4,208,592
    Starbucks Corp................................................... 443,718  37,520,794
    Steven Madden, Ltd............................................... 288,859  11,895,214
*   Stoneridge, Inc.................................................. 107,534   3,320,650
    Strategic Education, Inc.........................................  93,101  11,454,216
    Strattec Security Corp...........................................   8,355     189,074
    Superior Group of Cos, Inc.......................................  45,841     663,319
#   Superior Industries International, Inc........................... 202,949     527,667
*   Sypris Solutions, Inc............................................  26,299      25,247
#   Tailored Brands, Inc............................................. 111,513     517,420
*   Tandy Leather Factory, Inc.......................................  28,054     142,795
    Tapestry, Inc.................................................... 469,310  12,136,357

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
CONSUMER DISCRETIONARY -- (Continued)
    Target Corp...................................................... 551,687 $   58,980,857
*   Taylor Morrison Home Corp........................................ 328,177      8,220,834
#*  Tempur Sealy International, Inc.................................. 131,892     11,995,577
#   Tenneco, Inc., Class A........................................... 176,952      2,227,826
*   Tesla, Inc.......................................................  16,040      5,051,317
    Texas Roadhouse, Inc............................................. 180,904     10,221,076
#   Thor Industries, Inc.............................................  51,231      3,240,873
#   Tiffany & Co..................................................... 183,552     22,854,060
#   Tile Shop Holdings, Inc.......................................... 126,323        212,223
    Tilly's, Inc., Class A...........................................  68,691        704,770
    TJX Cos., Inc. (The)............................................. 690,375     39,800,119
    Toll Brothers, Inc............................................... 340,958     13,559,900
*   TopBuild Corp.................................................... 118,884     12,355,614
#*  Town Sports International Holdings, Inc..........................  31,508         71,838
    Tractor Supply Co................................................ 191,144     18,162,503
#*  Trans World Entertainment Corp...................................  30,659         91,057
*   TravelCenters of America, Inc....................................  19,687        220,101
#*  TRI Pointe Group, Inc............................................ 569,348      8,961,538
#*  Tuesday Morning Corp............................................. 161,010        218,974
    Tupperware Brands Corp...........................................  99,109        954,420
#*  Turtle Beach Corp................................................  10,213        111,117
#   Twin River Worldwide Holding, Inc................................     683         17,143
*   Ulta Salon Cosmetics & Fragrance, Inc............................  63,545     14,815,517
#*  Under Armour, Inc., Class A...................................... 239,786      4,951,581
#*  Under Armour, Inc., Class C...................................... 273,802      5,065,337
*   Unifi, Inc.......................................................  70,488      1,924,322
    Unique Fabricating, Inc..........................................  17,320         40,529
*   Universal Electronics, Inc.......................................  44,224      2,304,955
*   Universal Technical Institute, Inc...............................  66,091        391,259
#*  Urban Outfitters, Inc............................................ 380,265     10,913,605
    Vail Resorts, Inc................................................  59,513     13,829,036
#*  Veoneer, Inc..................................................... 101,973      1,623,410
*   Vera Bradley, Inc................................................ 130,433      1,403,459
    VF Corp.......................................................... 174,229     14,337,304
#*  Vince Holding Corp...............................................   3,562         75,229
*   Vista Outdoor, Inc............................................... 194,431      1,302,688
#*  Visteon Corp..................................................... 111,275     10,350,800
#*  Vitamin Shoppe, Inc.............................................. 256,448      1,656,654
*   VOXX International Corp..........................................  97,553        473,132
#*  Wayfair, Inc., Class A...........................................  42,533      3,497,489
    Wendy's Co. (The)................................................ 639,349     13,541,412
    Weyco Group, Inc.................................................  28,565        704,699
#   Whirlpool Corp................................................... 142,228     21,635,723
*   William Lyon Homes, Class A...................................... 102,937      1,991,831
#   Williams-Sonoma, Inc............................................. 253,512     16,932,066
#   Wingstop, Inc....................................................  78,649      6,561,686
    Winmark Corp.....................................................   7,748      1,394,640
#   Winnebago Industries, Inc........................................ 106,571      5,122,868
#   Wolverine World Wide, Inc........................................ 260,741      7,738,793
#   WW International, Inc............................................  94,415      3,292,251
    Wyndham Destinations, Inc........................................ 144,276      6,695,849
    Wyndham Hotels & Resorts, Inc.................................... 194,723     10,509,200
    Wynn Resorts, Ltd................................................ 156,606     19,002,572
    Yum! Brands, Inc.................................................  93,374      9,497,070
#*  ZAGG, Inc........................................................  95,312        702,449
#*  Zovio, Inc....................................................... 116,596        228,528
*   Zumiez, Inc......................................................  83,902      2,677,313
                                                                              --------------
TOTAL CONSUMER DISCRETIONARY.........................................          3,401,782,967
                                                                              --------------

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER STAPLES -- (5.4%)
    Alico, Inc.......................................................    24,578 $   807,387
    Altria Group, Inc................................................ 1,449,506  64,923,374
    Andersons, Inc. (The)............................................   147,777   2,722,052
    Archer-Daniels-Midland Co........................................   603,011  25,350,582
*   Avon Products, Inc...............................................   752,746   3,229,280
#   B&G Foods, Inc...................................................   254,798   3,962,109
#*  BJ's Wholesale Club Holdings, Inc................................   194,754   5,199,932
#*  Boston Beer Co., Inc. (The), Class A.............................    37,073  13,882,356
#*  Bridgford Foods Corp.............................................    11,491     283,483
    Brown-Forman Corp., Class A......................................    59,147   3,675,986
#   Brown-Forman Corp., Class B......................................   324,384  21,253,640
    Bunge, Ltd.......................................................   279,811  15,109,794
#   Calavo Growers, Inc..............................................    51,317   4,450,723
#   Cal-Maine Foods, Inc.............................................   136,112   5,429,508
#   Campbell Soup Co.................................................   341,257  15,803,612
#   Casey's General Stores, Inc......................................   110,874  18,938,388
#*  Central Garden & Pet Co..........................................    40,949   1,229,289
*   Central Garden & Pet Co., Class A................................   146,684   4,148,223
#*  Chefs' Warehouse, Inc. (The).....................................    79,060   2,618,862
    Church & Dwight Co., Inc.........................................   236,607  16,548,294
    Clorox Co. (The).................................................   132,095  19,509,111
    Coca-Cola Co. (The).............................................. 1,777,825  96,767,015
    Coca-Cola Consolidated, Inc......................................    26,902   7,380,833
*   Coffee Holding Co., Inc..........................................     5,400      20,412
    Colgate-Palmolive Co.............................................   191,018  13,103,835
    Conagra Brands, Inc..............................................   564,770  15,277,028
    Constellation Brands, Inc., Class A..............................    99,120  18,865,510
    Constellation Brands, Inc., Class B..............................     4,511     857,879
    Costco Wholesale Corp............................................   279,294  82,981,040
#   Coty, Inc., Class A..............................................   978,816  11,442,359
*   Craft Brew Alliance, Inc.........................................   111,236     810,910
*   Crimson Wine Group, Ltd..........................................    10,836      76,936
*   Cyanotech Corp...................................................     2,301       5,407
*   Darling Ingredients, Inc.........................................   422,245   8,149,328
#   Dean Foods Co.................................................... 1,496,802   1,466,866
*   Eastside Distilling, Inc.........................................     5,310      22,621
#*  Edgewell Personal Care Co........................................   174,194   6,096,790
*   elf Beauty Inc...................................................   112,235   1,885,548
#   Energizer Holdings, Inc..........................................    44,873   1,906,654
    Estee Lauder Cos., Inc. (The), Class A...........................   144,166  26,853,801
#*  Farmer Brothers Co...............................................    86,311   1,107,370
#   Flowers Foods, Inc...............................................   653,637  14,196,996
#   Fresh Del Monte Produce, Inc.....................................   161,044   5,137,304
    General Mills, Inc...............................................   464,054  23,601,786
#*  Hain Celestial Group, Inc. (The).................................   198,495   4,692,422
#*  Herbalife Nutrition, Ltd.........................................   252,784  11,291,861
    Hershey Co. (The)................................................   154,380  22,673,791
#   Hormel Foods Corp................................................   569,680  23,294,215
#*  Hostess Brands, Inc..............................................   389,480   4,977,554
    Ingles Markets, Inc., Class A....................................    55,537   2,189,824
    Ingredion, Inc...................................................   214,173  16,919,667
    Inter Parfums, Inc...............................................    85,209   6,597,733
#   J&J Snack Foods Corp.............................................    48,526   9,256,820
    JM Smucker Co. (The).............................................   152,827  16,150,757
    John B. Sanfilippo & Son, Inc....................................    34,146   3,623,574
    Kellogg Co.......................................................   404,136  25,674,760
#   Keurig Dr Pepper, Inc............................................   145,443   4,095,675
    Kimberly-Clark Corp..............................................   103,431  13,743,911
    Kraft Heinz Co. (The)............................................   362,822  11,730,035

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER STAPLES -- (Continued)
    Kroger Co. (The)................................................. 1,464,801 $ 36,092,697
#   Lamb Weston Holdings, Inc........................................    88,322    6,892,649
#   Lancaster Colony Corp............................................    61,956    8,623,036
*   Landec Corp......................................................    90,725      893,641
*   Lifevantage Corp.................................................    21,105      286,184
*   Lifeway Foods, Inc...............................................    21,293       42,373
#   Limoneira Co.....................................................    51,794      979,942
    Mannatech, Inc...................................................     4,594       71,207
#   McCormick & Co., Inc.............................................     3,330      534,931
#   McCormick & Co., Inc. Non-Voting.................................   131,860   21,188,583
#   Medifast, Inc....................................................    52,785    5,855,968
#   MGP Ingredients, Inc.............................................    71,438    3,063,976
#   Molson Coors Brewing Co., Class A................................     1,020       60,435
    Molson Coors Brewing Co., Class B................................   325,179   17,143,437
    Mondelez International, Inc., Class A............................   574,940   30,155,603
*   Monster Beverage Corp............................................   180,203   10,114,794
#   National Beverage Corp...........................................    78,210    3,438,112
*   Natural Alternatives International, Inc..........................    16,951      151,033
#*  Natural Grocers by Vitamin Cottage, Inc..........................    73,621      645,656
#   Natural Health Trends Corp.......................................    16,960      114,819
*   Nature's Sunshine Products, Inc..................................    52,929      499,650
    Nu Skin Enterprises, Inc., Class A...............................   210,393    9,379,320
    Ocean Bio-Chem, Inc..............................................    12,000       41,400
    Oil-Dri Corp. of America.........................................    14,194      496,932
    PepsiCo, Inc.....................................................   960,917  131,808,985
*   Performance Food Group Co........................................   298,844   12,733,743
    Philip Morris International, Inc.................................   383,698   31,248,365
#*  Pilgrim's Pride Corp.............................................   308,227    9,357,772
*   Post Holdings, Inc...............................................   251,346   25,863,503
#   PriceSmart, Inc..................................................    81,647    6,050,043
#*  Primo Water Corp.................................................    84,828    1,025,995
    Procter & Gamble Co. (The).......................................   987,815  122,992,846
#*  Pyxus International, Inc.........................................    27,945      319,132
#*  Revlon, Inc., Class A............................................    65,000    1,708,850
#*  RiceBran Technologies............................................    16,890       48,981
#*  Rite Aid Corp....................................................    62,051      570,869
    Rocky Mountain Chocolate Factory, Inc............................    12,203      110,132
*   S&W Seed Co......................................................    68,983      155,902
    Sanderson Farms, Inc.............................................   111,082   17,196,604
    Seaboard Corp....................................................     1,240    5,231,672
*   Seneca Foods Corp., Class A......................................    28,492    1,008,047
*   Seneca Foods Corp., Class B......................................     1,999       69,765
*   Simply Good Foods Co. (The)......................................   214,709    5,268,959
    SpartanNash Co...................................................   134,011    1,754,874
#   Spectrum Brands Holdings, Inc....................................   192,224    9,651,567
*   Sprouts Farmers Market, Inc......................................   473,063    9,182,153
    Sysco Corp.......................................................   316,065   25,244,112
*   Tofutti Brands, Inc..............................................     1,645        3,191
#   Tootsie Roll Industries, Inc.....................................    72,143    2,473,062
#*  TreeHouse Foods, Inc.............................................   192,443   10,395,771
#   Turning Point Brands, Inc........................................    21,179      442,006
    Tyson Foods, Inc., Class A.......................................   376,054   31,133,511
#*  United Natural Foods, Inc........................................   332,489    2,493,667
    United-Guardian, Inc.............................................     4,655       90,074
    Universal Corp...................................................    84,228    4,615,694
*   US Foods Holding Corp............................................   448,636   17,797,390
#*  USANA Health Sciences, Inc.......................................    93,475    6,927,432
#   Vector Group, Ltd................................................   299,995    3,659,939
#*  Veru, Inc........................................................    50,478       98,937

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CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
CONSUMER STAPLES -- (Continued)
#   Village Super Market, Inc., Class A..............................    31,018 $      821,977
    Walgreens Boots Alliance, Inc....................................   746,687     40,903,514
    Walmart, Inc.....................................................   997,798    117,001,793
#   WD-40 Co.........................................................    33,668      6,309,383
#   Weis Markets, Inc................................................    90,746      3,492,814
*   Willamette Valley Vineyards, Inc.................................     6,260         43,570
#*  Youngevity International, Inc....................................    11,358         53,042
                                                                                --------------
TOTAL CONSUMER STAPLES...............................................            1,588,128,828
                                                                                --------------
ENERGY -- (4.5%)
#*  Abraxas Petroleum Corp...........................................   502,185        145,634
    Adams Resources & Energy, Inc....................................     7,057        211,710
    Amplify Energy Corp..............................................   100,208        726,508
#*  Antero Resources Corp............................................   574,658      1,436,645
#   Apache Corp......................................................   632,950     13,709,697
*   Apergy Corp......................................................   247,120      6,220,010
#   Arch Coal, Inc., Class A.........................................    84,355      6,654,766
    Archrock, Inc....................................................   483,437      4,660,333
#*  Ardmore Shipping Corp............................................   103,600        827,764
*   Aspen Aerogels, Inc..............................................    64,239        374,513
    Baker Hughes Co..................................................   316,101      6,764,561
*   Barnwell Industries, Inc.........................................    10,714          4,069
#*  Basic Energy Services, Inc.......................................    79,151         45,116
#   Berry Petroleum Corp.............................................   103,937        975,968
#*  Bonanza Creek Energy, Inc........................................    79,202      1,411,380
    Cabot Oil & Gas Corp.............................................   508,982      9,487,424
*   Cactus, Inc., Class A............................................    79,475      2,361,997
#*  California Resources Corp........................................    88,450        494,436
#*  Callon Petroleum Co.............................................. 1,450,111      5,510,422
#*  CARBO Ceramics, Inc..............................................    30,729         44,557
#*  Carrizo Oil & Gas, Inc...........................................   311,550      2,293,008
*   Centennial Resource Development, Inc., Class A...................   600,683      2,042,322
#*  Chaparral Energy, Inc., Class A..................................     4,900          4,593
*   Cheniere Energy, Inc.............................................   158,539      9,758,075
#*  Chesapeake Energy Corp........................................... 1,945,344      2,606,761
    Chevron Corp..................................................... 1,471,514    170,901,636
    Cimarex Energy Co................................................   250,750     10,586,665
#*  Clean Energy Fuels Corp..........................................   650,469      1,463,555
#*  CNX Resources Corp...............................................   809,199      6,821,548
    Concho Resources, Inc............................................   247,097     16,683,989
    ConocoPhillips................................................... 1,189,748     65,674,090
#*  CONSOL Energy, Inc...............................................    92,987      1,230,218
#*  Contango Oil & Gas Co............................................   252,345        628,339
#*  Continental Resources, Inc.......................................   219,610      6,471,907
#   Core Laboratories NV.............................................    77,274      3,403,147
#   CVR Energy, Inc..................................................   228,689     10,844,432
#*  Dawson Geophysical Co............................................   217,053        520,927
#   Delek US Holdings, Inc...........................................   272,889     10,901,916
#*  Denbury Resources, Inc........................................... 1,550,302      1,547,356
    Devon Energy Corp................................................   384,538      7,798,431
#   DHT Holdings, Inc................................................   982,953      7,598,227
#*  Diamond Offshore Drilling, Inc...................................   456,701      2,415,948
    Diamondback Energy, Inc..........................................   215,154     18,451,607
#   DMC Global, Inc..................................................    45,597      2,040,010
*   Dorian LPG, Ltd..................................................   168,723      2,100,601
#*  Dril-Quip, Inc...................................................   188,020      7,712,580
#*  Earthstone Energy, Inc., Class A.................................    83,796        325,128
#   EnLink Midstream LLC.............................................   378,207      2,363,794
    EOG Resources, Inc...............................................   619,952     42,968,873

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
#*  Epsilon Energy, Ltd..............................................    29,058 $     97,054
    EQT Corp.........................................................   216,273    2,322,772
#   Equitrans Midstream Corp.........................................   196,690    2,737,925
*   Era Group, Inc...................................................    85,450      826,301
    Evolution Petroleum Corp.........................................   100,336      563,888
*   Exterran Corp....................................................   119,347    1,512,126
#*  Extraction Oil & Gas, Inc........................................   356,349      605,793
    Exxon Mobil Corp................................................. 3,143,859  212,430,553
*   Forum Energy Technologies, Inc...................................   540,589      627,083
#*  Frank's International NV.........................................   597,302    2,926,780
    GasLog, Ltd......................................................   227,243    3,115,502
*   Geospace Technologies Corp.......................................    42,081      613,962
*   Gevo, Inc........................................................    11,900       28,084
#*  Goodrich Petroleum Corp..........................................    30,840      296,989
#   Green Plains, Inc................................................   168,385    2,076,187
*   Gulf Island Fabrication, Inc.....................................   104,162      545,809
#*  Gulfport Energy Corp.............................................   845,076    2,353,537
    Hallador Energy Co...............................................    97,936      329,555
    Halliburton Co...................................................   490,414    9,440,469
*   Helix Energy Solutions Group, Inc................................   512,152    4,399,386
#   Helmerich & Payne, Inc...........................................   190,198    7,132,425
    Hess Corp........................................................   347,083   22,820,707
#*  HighPoint Resources Corp.........................................   569,450      603,617
    HollyFrontier Corp...............................................   376,685   20,695,074
#*  Hornbeck Offshore Services, Inc..................................    67,568       34,243
#*  Independence Contract Drilling, Inc..............................    93,369       83,098
*   International Seaways, Inc.......................................    94,840    2,384,278
*   ION Geophysical Corp.............................................    84,699      798,712
#*  Jagged Peak Energy, Inc..........................................   202,937    1,438,823
#*  Key Energy Services, Inc.........................................     4,982        5,945
    Kinder Morgan, Inc............................................... 1,474,038   29,451,279
#*  KLX Energy Services Holdings, Inc................................    72,968      579,366
#   Kosmos Energy, Ltd............................................... 1,023,297    6,344,441
#*  Laredo Petroleum, Inc............................................   959,733    2,264,970
#   Liberty Oilfield Services, Inc., Class A.........................    52,914      487,338
*   Lonestar Resources US, Inc., Class A.............................    66,701      160,082
#   Mammoth Energy Services, Inc.....................................    72,963      116,741
    Marathon Oil Corp................................................ 1,418,842   16,359,248
    Marathon Petroleum Corp..........................................   719,648   46,021,490
#*  Matador Resources Co.............................................   372,923    5,187,359
*   Matrix Service Co................................................   103,231    1,936,614
#*  McDermott International, Inc.....................................   870,790    1,419,388
*   Mitcham Industries, Inc..........................................    95,130      218,799
#*  Montage Resources Corp...........................................    32,770      148,120
#   Murphy Oil Corp..................................................   515,106   10,626,637
#   Nabors Industries, Ltd........................................... 2,327,596    4,306,053
    NACCO Industries, Inc., Class A..................................    16,271      821,686
    National Oilwell Varco, Inc......................................   483,841   10,944,483
*   Natural Gas Services Group, Inc..................................    36,176      430,133
#   Navios Maritime Acquisition Corp.................................    14,951      111,086
#*  NCS Multistage Holdings, Inc.....................................     5,403       12,157
#*  Newpark Resources, Inc...........................................   308,446    1,850,676
    NexTier Oilfield Solutions, Inc..................................   681,620    2,944,600
#*  Nine Energy Service, Inc.........................................     5,600       31,640
#*  Noble Corp. P.L.C................................................   841,736    1,035,335
    Noble Energy, Inc................................................   596,606   11,490,632
#   Nordic American Tankers, Ltd.....................................     9,013       32,267
#*  Northern Oil and Gas, Inc........................................   874,504    1,714,028
#*  Oasis Petroleum, Inc............................................. 1,586,577    4,140,966

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
    Occidental Petroleum Corp........................................   935,693 $37,895,566
*   Oceaneering International, Inc...................................   331,295   4,691,137
#*  Oil States International, Inc....................................   386,559   5,516,197
    ONEOK, Inc.......................................................   451,323  31,515,885
*   Overseas Shipholding Group, Inc., Class A........................   141,074     229,951
#*  Pacific Ethanol, Inc.............................................   581,553     321,599
    Panhandle Oil and Gas, Inc., Class A.............................    45,959     652,158
#*  Par Pacific Holdings, Inc........................................   148,811   3,370,569
    Parsley Energy, Inc., Class A....................................   580,550   9,178,495
    Patterson-UTI Energy, Inc........................................   646,464   5,378,580
    PBF Energy, Inc., Class A........................................   393,047  12,687,557
*   PDC Energy, Inc..................................................   200,462   3,999,217
    Peabody Energy Corp..............................................   330,562   3,480,818
*   Penn Virginia Corp...............................................    45,985   1,094,443
    Phillips 66......................................................   228,313  26,671,525
#*  Pioneer Energy Services Corp.....................................   302,898      18,477
    Pioneer Natural Resources Co.....................................   171,985  21,157,595
#*  PrimeEnergy Resources Corp.......................................     2,939     465,596
#*  Profire Energy, Inc..............................................    40,417      71,134
*   ProPetro Holding Corp............................................   294,518   2,282,514
    QEP Resources, Inc...............................................   776,308   2,585,106
*   Quintana Energy Services, Inc....................................    49,160      82,097
#   Range Resources Corp.............................................   848,829   3,420,781
*   Ranger Energy Services, Inc......................................    17,872      98,296
#*  Renewable Energy Group, Inc......................................   144,275   2,357,453
*   REX American Resources Corp......................................    14,981   1,212,263
*   RigNet, Inc......................................................    40,626     212,880
#*  Ring Energy, Inc.................................................   196,159     325,624
#   RPC, Inc.........................................................   304,222   1,259,479
*   SandRidge Energy, Inc............................................   101,732     445,586
    Schlumberger, Ltd................................................   641,695  20,977,010
#   Scorpio Tankers, Inc.............................................   186,335   5,927,316
#*  SEACOR Holdings, Inc.............................................    60,368   2,590,391
*   SEACOR Marine Holdings, Inc......................................    95,201   1,238,565
#*  Select Energy Services, Inc., Class A............................   260,355   1,978,698
    SemGroup Corp., Class A..........................................   383,804   6,179,244
#   Ship Finance International, Ltd..................................   369,410   5,345,363
*   SilverBow Resources, Inc.........................................    17,351     137,073
#   SM Energy Co.....................................................   554,697   4,348,824
#*  Smart Sand, Inc..................................................    60,808     141,683
#   Solaris Oilfield Infrastructure, Inc., Class A...................    97,437   1,036,730
#*  Southwestern Energy Co........................................... 3,071,778   6,297,145
*   SRC Energy, Inc.................................................. 1,170,273   3,651,252
#*  Superior Energy Services, Inc....................................   674,755     269,902
*   Talos Energy, Inc................................................   172,887   3,722,257
#   Targa Resources Corp.............................................   319,659  12,428,342
    TechnipFMC P.L.C.................................................   380,685   7,510,915
#   Teekay Corp......................................................   166,934     853,033
*   Teekay Tankers, Ltd., Class A.................................... 1,091,400   2,226,456
#*  TETRA Technologies, Inc..........................................   392,095     666,562
#*  Tidewater, Inc...................................................   120,360   1,953,443
#*  Transocean, Ltd..................................................   973,203   4,622,714
#*  Unit Corp........................................................   353,726     721,601
#   US Silica Holdings, Inc..........................................   281,769   1,256,690
*   VAALCO Energy, Inc...............................................    34,128      67,915
#   Valaris P.L.C.................................................... 1,245,804   5,120,254
    Valero Energy Corp...............................................   483,574  46,897,007
#*  W&T Offshore, Inc................................................   469,511   1,892,129
#*  Whiting Petroleum Corp...........................................   438,900   2,782,626

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
ENERGY -- (Continued)
    Williams Cos., Inc. (The)........................................   569,137 $   12,697,446
    World Fuel Services Corp.........................................   232,139      9,696,446
*   WPX Energy, Inc..................................................   975,394      9,734,432
                                                                                --------------
TOTAL ENERGY.........................................................            1,312,909,526
                                                                                --------------
FINANCIALS -- (15.6%)
#*  1347 Property Insurance Holdings, Inc............................     8,932         40,730
#   1st Constitution Bancorp.........................................    23,938        454,583
    1st Source Corp..................................................    87,455      4,475,947
    ACNB Corp........................................................    19,865        703,022
    Affiliated Managers Group, Inc...................................    76,375      6,100,835
    Aflac, Inc.......................................................   520,036     27,645,114
*   Alleghany Corp...................................................    21,249     16,537,884
#*  Allegiance Bancshares, Inc.......................................    54,813      1,823,080
    Allstate Corp. (The).............................................   279,303     29,723,425
    Ally Financial, Inc..............................................   772,683     23,667,280
#*  A-Mark Precious Metals, Inc......................................    17,533        189,356
#*  Ambac Financial Group, Inc.......................................    64,306      1,318,273
    American Equity Investment Life Holding Co.......................   234,005      5,775,243
    American Express Co..............................................   742,133     87,037,358
    American Financial Group, Inc....................................   185,402     19,289,224
    American International Group, Inc................................   588,813     31,183,536
    American National Bankshares, Inc................................    32,441      1,174,364
    American National Insurance Co...................................    43,227      5,186,375
    American River Bankshares........................................    19,024        274,136
    Ameriprise Financial, Inc........................................   216,761     32,707,067
    Ameris Bancorp...................................................   233,485     10,004,832
    AMERISAFE, Inc...................................................    68,230      4,334,652
    AmeriServ Financial, Inc.........................................    18,864         78,474
    Ames National Corp...............................................    27,872        772,054
    Aon P.L.C........................................................   158,567     30,628,802
*   Arch Capital Group, Ltd..........................................   499,119     20,843,209
    Ares Management Corp., Class A...................................    95,808      2,833,043
    Argo Group International Holdings, Ltd...........................   113,871      7,045,199
    Arrow Financial Corp.............................................    43,242      1,518,659
    Arthur J Gallagher & Co..........................................   155,115     14,149,590
    Artisan Partners Asset Management, Inc., Class A.................   151,232      4,136,195
#*  Ashford, Inc.....................................................     4,279        102,311
    Associated Banc-Corp.............................................   338,868      6,814,635
#   Associated Capital Group, Inc., Class A..........................     8,397        340,918
    Assurant, Inc....................................................   142,774     17,999,518
    Assured Guaranty, Ltd............................................   266,861     12,521,118
*   Asta Funding, Inc................................................     2,291         15,808
*   Athene Holding, Ltd., Class A....................................   127,705      5,536,012
    Atlantic American Corp...........................................    17,563         39,341
*   Atlantic Capital Bancshares, Inc.................................    86,975      1,622,084
    Atlantic Union Bankshares Corp...................................   230,529      8,497,299
*   Atlanticus Holdings Corp.........................................    36,049        285,148
#   Auburn National Bancorporation, Inc..............................     5,123        218,752
    Axis Capital Holdings, Ltd.......................................   186,997     11,113,232
#*  Axos Financial, Inc..............................................   204,907      5,952,548
#   Banc of California, Inc..........................................   164,484      2,264,945
    BancFirst Corp...................................................    88,347      5,114,408
    Bancorp 34, Inc..................................................     5,081         74,742
*   Bancorp of New Jersey, Inc.......................................    17,383        315,328
*   Bancorp, Inc. (The)..............................................   188,264      2,052,078
    BancorpSouth Bank................................................   248,919      7,634,346
    Bank of America Corp............................................. 5,144,454    160,867,077
    Bank of Commerce Holdings........................................    49,603        556,546

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
FINANCIALS -- (Continued)
#   Bank of Hawaii Corp..............................................   128,470 $ 11,216,716
    Bank of Marin Bancorp............................................    34,862    1,529,396
    Bank of New York Mellon Corp. (The)..............................   617,384   28,862,702
    Bank of NT Butterfield & Son, Ltd. (The).........................   188,729    6,218,621
#   Bank of Princeton (The)..........................................    15,169      436,260
    Bank of South Carolina Corp......................................    10,128      187,874
    Bank of the James Financial Group, Inc...........................     7,644      113,705
    Bank OZK.........................................................   282,555    7,928,493
    BankFinancial Corp...............................................    48,482      624,448
    BankUnited, Inc..................................................   285,584    9,795,531
#   Bankwell Financial Group, Inc....................................    14,323      409,924
    Banner Corp......................................................   120,081    6,481,972
    Bar Harbor Bankshares............................................    35,180      881,259
#*  Baycom Corp......................................................    12,706      268,605
    BB&T Corp........................................................   461,362   24,475,254
    BCB Bancorp, Inc.................................................    46,065      594,239
*   Berkshire Bancorp, Inc...........................................     3,850       47,740
*   Berkshire Hathaway, Inc., Class B................................ 1,010,279  214,765,110
    Berkshire Hills Bancorp, Inc.....................................   173,168    5,373,403
#   BGC Partners, Inc., Class A......................................   928,298    4,827,150
    BlackRock, Inc...................................................    83,263   38,442,527
#   Blackstone Group, Inc. (The), Class A............................   108,362    5,760,524
*   Blucora, Inc.....................................................    75,507    1,633,216
    Blue Capital Reinsurance Holdings, Ltd...........................    20,920      146,649
#   BOK Financial Corp...............................................   130,601   10,075,867
    Boston Private Financial Holdings, Inc...........................   288,959    3,250,789
#   Bridge Bancorp, Inc..............................................    61,357    1,987,967
*   Bridgewater Bancshares, Inc......................................    32,207      405,486
*   Brighthouse Financial, Inc.......................................    52,344    1,976,509
*   BrightSphere Investment Group P.L.C..............................   253,163    2,486,061
    Brookline Bancorp, Inc...........................................   277,736    4,360,455
    Brown & Brown, Inc...............................................   475,520   17,917,594
    Bryn Mawr Bank Corp..............................................    70,547    2,688,546
    Business First Bancshares, Inc...................................       611       14,933
*   Byline Bancorp, Inc..............................................     9,550      165,597
    C&F Financial Corp...............................................     9,298      472,896
#   Cadence Bancorp..................................................   408,883    6,288,621
    California First National Bancorp................................     9,103      160,668
#   Cambridge Bancorp................................................     3,898      302,134
    Camden National Corp.............................................    50,870    2,254,050
*   Cannae Holdings, Inc.............................................   242,569    7,083,015
    Capital City Bank Group, Inc.....................................    50,185    1,427,763
    Capital One Financial Corp.......................................   363,354   33,882,760
    Capitol Federal Financial, Inc...................................   500,934    7,148,328
    Capstar Financial Holdings, Inc..................................    50,527      854,412
#   Carolina Financial Corp..........................................    75,212    2,854,295
*   Carolina Trust Bancshares, Inc...................................    17,758      195,516
    Cathay General Bancorp...........................................   194,645    6,923,523
    Cboe Global Markets, Inc.........................................    55,696    6,413,394
    CBTX, Inc........................................................    27,765      795,467
#   CenterState Bank Corp............................................   322,932    8,189,556
*   Central Federal Corp.............................................     6,476       85,483
    Central Pacific Financial Corp...................................    57,601    1,665,821
    Central Valley Community Bancorp.................................    23,703      493,733
    Century Bancorp, Inc., Class A...................................    13,628    1,185,772
    Charles Schwab Corp. (The).......................................   631,166   25,694,768
#   Chemung Financial Corp...........................................    13,461      573,035
    Chubb, Ltd.......................................................   285,971   43,587,700
    Cincinnati Financial Corp........................................   212,110   24,012,973

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    CIT Group, Inc...................................................   176,002 $ 7,548,726
    Citigroup, Inc................................................... 1,353,860  97,288,380
    Citizens & Northern Corp.........................................    24,665     634,137
#   Citizens Community Bancorp, Inc..................................    21,282     236,656
    Citizens Financial Group, Inc....................................   579,838  20,387,104
    Citizens Holding Co..............................................     4,685      97,917
#*  Citizens, Inc....................................................    80,221     534,272
#   City Holding Co..................................................    44,929   3,564,667
    Civista Bancshares, Inc..........................................    39,301     883,486
    CME Group, Inc...................................................   161,204  33,167,723
    CNA Financial Corp...............................................   116,745   5,234,846
    CNB Financial Corp...............................................    47,886   1,497,395
#   CNO Financial Group, Inc.........................................   360,876   5,647,709
*   Coastal Financial Corp...........................................    11,403     171,615
    Codorus Valley Bancorp, Inc......................................    23,326     505,010
#   Cohen & Steers, Inc..............................................   131,992   8,637,556
    Colony Bankcorp, Inc.............................................    20,874     324,382
    Columbia Banking System, Inc.....................................   233,315   9,169,279
*   Columbia Financial, Inc..........................................    58,034     956,981
    Comerica, Inc....................................................   255,711  16,728,614
#   Commerce Bancshares, Inc.........................................   227,680  14,653,485
    Commercial National Financial Corp...............................     2,306      49,095
#   Community Bank System, Inc.......................................   171,816  11,645,688
    Community Bankers Trust Corp.....................................    62,574     541,891
    Community Financial Corp. (The)..................................    15,436     514,328
*   Community First Bancshares, Inc..................................    17,083     174,076
    Community Trust Bancorp, Inc.....................................    58,563   2,565,645
    Community West Bancshares........................................    17,906     177,628
    ConnectOne Bancorp, Inc..........................................   116,139   2,819,855
#*  Consumer Portfolio Services, Inc.................................   192,206     648,695
#   County Bancorp, Inc..............................................    18,726     411,785
#*  Cowen, Inc., Class A.............................................    63,922     956,912
#   Crawford & Co., Class A..........................................    94,242     998,023
    Crawford & Co., Class B..........................................    74,611     693,882
#*  Credit Acceptance Corp...........................................    68,201  29,859,080
#   Cullen/Frost Bankers, Inc........................................   113,352  10,210,748
*   Customers Bancorp, Inc...........................................   102,205   2,409,994
#   CVB Financial Corp...............................................   383,991   7,979,333
    Diamond Hill Investment Group, Inc...............................    14,446   2,034,864
    Dime Community Bancshares, Inc...................................   132,854   2,562,754
    Discover Financial Services......................................   545,735  43,800,691
    DNB Financial Corp...............................................    11,899     541,167
    Donegal Group, Inc., Class A.....................................    78,391   1,153,916
    Donegal Group, Inc., Class B.....................................     5,678      77,703
*   Donnelley Financial Solutions, Inc...............................   120,968   1,366,938
    E*TRADE Financial Corp...........................................   340,972  14,249,220
    Eagle Bancorp Montana, Inc.......................................    16,246     308,999
#   Eagle Bancorp, Inc...............................................   113,735   5,133,998
    East West Bancorp, Inc...........................................   257,210  11,039,453
    Eaton Vance Corp.................................................   301,121  13,731,118
#*  eHealth, Inc.....................................................    61,247   4,228,493
*   Elevate Credit, Inc..............................................    56,313     230,320
#   Elmira Savings Bank..............................................     7,695     108,115
#   Emclaire Financial Corp..........................................     2,399      73,769
    Employers Holdings, Inc..........................................   113,426   4,802,457
#*  Encore Capital Group, Inc........................................   101,335   3,363,309
*   Enova International, Inc.........................................   137,067   3,219,704
#*  Enstar Group, Ltd................................................    32,385   6,506,147
*   Entegra Financial Corp...........................................    18,561     558,686

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Enterprise Bancorp, Inc..........................................    18,362 $   547,371
    Enterprise Financial Services Corp...............................    85,883   3,761,675
#*  Equity Bancshares, Inc., Class A.................................    47,837   1,327,955
#   Erie Indemnity Co., Class A......................................    66,910  12,329,506
*   Esquire Financial Holdings, Inc..................................    16,798     408,191
    ESSA Bancorp, Inc................................................    19,001     310,666
    Essent Group, Ltd................................................   178,380   9,291,814
    Evans Bancorp, Inc...............................................    13,502     512,941
    Evercore, Inc., Class A..........................................   118,960   8,760,214
    Everest Re Group, Ltd............................................    65,825  16,922,949
#*  EZCORP, Inc., Class A............................................   205,113   1,078,894
#   FactSet Research Systems, Inc....................................    69,689  17,667,555
#   Farmers & Merchants Bancorp, Inc.................................     7,172     183,603
    Farmers National Banc Corp.......................................    46,208     689,423
    Fauquier Bankshares, Inc.........................................     4,556      89,753
    FB Financial Corp................................................   100,967   3,803,427
    FBL Financial Group, Inc., Class A...............................    79,082   4,537,725
    Federal Agricultural Mortgage Corp., Class A.....................     2,460     184,254
    Federal Agricultural Mortgage Corp., Class C.....................    29,738   2,518,511
#   Federated Investors, Inc., Class B...............................   388,718  12,415,653
    FedNat Holding Co................................................    48,967     702,676
*   FFBW, Inc........................................................    13,133     140,786
#   Fidelity D&D Bancorp, Inc........................................     5,497     362,527
    Fidelity National Financial, Inc.................................   339,723  15,572,902
    Fifth Third Bancorp.............................................. 1,028,965  29,922,302
    Financial Institutions, Inc......................................    51,721   1,625,591
*   First Acceptance Corp............................................    34,466      26,539
    First American Financial Corp....................................   340,147  21,014,282
    First Bancorp....................................................    99,409   3,752,690
    First BanCorp....................................................   750,229   7,892,409
    First Bancorp of Indiana, Inc....................................       700      14,560
    First Bancorp, Inc...............................................    31,082     878,688
    First Bancshares, Inc............................................       569       8,990
    First Bancshares, Inc. (The).....................................    18,130     597,565
#   First Bank.......................................................    34,882     368,354
    First Busey Corp.................................................   176,020   4,641,647
    First Business Financial Services, Inc...........................    24,675     600,096
#   First Capital, Inc...............................................     6,938     407,261
    First Choice Bancorp.............................................    17,115     382,691
    First Citizens BancShares, Inc., Class A.........................    22,584  11,109,521
    First Commonwealth Financial Corp................................   335,636   4,729,111
    First Community Bancshares, Inc..................................    52,812   1,681,006
    First Community Corp.............................................    21,514     411,993
    First Defiance Financial Corp....................................    65,871   2,036,731
    First Financial Bancorp..........................................   338,499   7,934,417
#   First Financial Bankshares, Inc..................................   272,016   9,052,692
    First Financial Corp.............................................    23,250   1,019,978
    First Financial Northwest, Inc...................................    22,460     317,809
    First Foundation, Inc............................................   138,010   2,209,540
    First Guaranty Bancshares, Inc...................................     4,537      95,277
    First Hawaiian, Inc..............................................    20,596     562,889
    First Horizon National Corp......................................   807,929  12,902,626
    First Internet Bancorp...........................................    30,005     682,314
    First Interstate BancSystem, Inc., Class A.......................   118,143   4,957,280
    First Merchants Corp.............................................   186,893   7,391,618
    First Mid Bancshares, Inc........................................    33,204   1,158,820
    First Midwest Bancorp, Inc.......................................   362,132   7,438,191
    First National Corp..............................................     4,411      86,985
    First Northwest Bancorp..........................................    29,820     523,937

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    First of Long Island Corp. (The).................................  76,126 $ 1,784,393
    First Republic Bank.............................................. 151,619  16,126,197
#   First Savings Financial Group, Inc...............................   3,511     217,471
    First United Corp................................................  19,729     461,659
    First US Bancshares, Inc.........................................  11,301     106,229
*   First Western Financial, Inc.....................................   5,013      82,715
    FirstCash, Inc................................................... 118,740  10,020,469
#   Flagstar Bancorp, Inc............................................ 194,402   7,064,569
    Flushing Financial Corp..........................................  96,520   2,088,693
    FNB Corp......................................................... 771,885   9,308,933
    Franklin Financial Network, Inc..................................  46,150   1,535,411
#   Franklin Financial Services Corp.................................   1,224      43,807
#   Franklin Resources, Inc.......................................... 449,353  12,379,675
    FS Bancorp, Inc..................................................  12,653     724,384
#*  FSB Bancorp, Inc.................................................   1,845      31,402
#   Fulton Financial Corp............................................ 598,539  10,211,075
*   FVCBankcorp, Inc.................................................   1,121      19,304
#   GAIN Capital Holdings, Inc.......................................  98,991     417,742
*   GAINSCO, Inc.....................................................   1,100      39,463
#   GAMCO Investors, Inc., Class A...................................  34,108     537,542
*   Genworth Financial, Inc., Class A................................ 871,322   3,729,258
    German American Bancorp, Inc.....................................  82,904   2,739,977
#   Glacier Bancorp, Inc............................................. 232,031   9,819,552
#   Glen Burnie Bancorp..............................................     793       8,422
    Global Indemnity, Ltd............................................  35,994     891,211
    Globe Life, Inc.................................................. 159,563  15,530,267
    Goldman Sachs Group, Inc. (The).................................. 209,856  44,779,073
#   Goosehead Insurance, Inc., Class A...............................  13,161     673,580
    Gouverneur Bancorp, Inc..........................................     600       8,406
*   Great Elm Capital Group, Inc.....................................  61,827     203,411
    Great Southern Bancorp, Inc......................................  48,081   2,905,054
    Great Western Bancorp, Inc....................................... 192,551   6,714,253
*   Green Dot Corp., Class A......................................... 165,615   4,776,337
    Greene County Bancorp, Inc.......................................   1,429      39,755
#   Greenhill & Co., Inc.............................................  78,826   1,276,981
#*  Greenlight Capital Re, Ltd., Class A............................. 131,663   1,421,960
    Guaranty Bancshares, Inc.........................................  18,994     601,350
    Guaranty Federal Bancshares, Inc.................................   9,816     238,234
*   Hallmark Financial Services, Inc.................................  43,645     777,754
#   Hamilton Lane, Inc., Class A.....................................  46,666   2,782,227
    Hancock Whitney Corp............................................. 244,445   9,533,355
    Hanmi Financial Corp............................................. 106,232   2,044,966
    Hanover Insurance Group, Inc. (The).............................. 112,310  14,792,350
#*  HarborOne Bancrop, Inc...........................................  85,296     870,872
    Harleysville Financial Corp......................................   3,569      83,247
    Hartford Financial Services Group, Inc. (The).................... 531,063  30,313,076
#   Hawthorn Bancshares, Inc.........................................  16,498     395,952
#   HCI Group, Inc...................................................  32,040   1,347,282
    Heartland Financial USA, Inc..................................... 118,089   5,524,203
#   Hennessy Advisors, Inc...........................................  20,446     226,951
    Heritage Commerce Corp........................................... 151,695   1,823,374
    Heritage Financial Corp.......................................... 126,311   3,477,342
    Heritage Insurance Holdings, Inc.................................  94,337   1,256,569
    Hilltop Holdings, Inc............................................ 301,208   7,036,219
    Hingham Institution for Savings..................................   5,643   1,072,114
*   HMN Financial, Inc...............................................  11,368     239,296
    Home Bancorp, Inc................................................  22,861     872,376
#   Home BancShares, Inc............................................. 430,103   7,948,303
    Home Federal Bancorp, Inc........................................   2,614      86,262

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
FINANCIALS -- (Continued)
*   HomeStreet, Inc..................................................    57,218 $  1,717,112
    HomeTrust Bancshares, Inc........................................    14,545      388,352
    Hope Bancorp, Inc................................................   485,177    6,923,476
    Horace Mann Educators Corp.......................................   136,233    5,934,309
    Horizon Bancorp, Inc.............................................   138,889    2,535,419
    Houlihan Lokey, Inc..............................................    94,105    4,447,402
*   Howard Bancorp, Inc..............................................    47,347      794,483
    Huntington Bancshares, Inc....................................... 1,756,688   24,822,001
#*  HV Bancorp, Inc..................................................     1,600       23,456
    IBERIABANK Corp..................................................   126,006    9,247,580
*   ICC Holdings, Inc................................................     4,514       61,029
#   IF Bancorp, Inc..................................................     6,461      138,815
    Independence Holding Co..........................................    17,539      685,775
    Independent Bank Corp............................................    78,268    6,424,237
    Independent Bank Corp............................................    79,297    1,784,975
    Independent Bank Group, Inc......................................   133,379    7,131,775
#   Interactive Brokers Group, Inc., Class A.........................   296,936   14,119,307
    Intercontinental Exchange, Inc...................................   307,675   29,019,906
    International Bancshares Corp....................................   226,295    9,269,043
*   INTL. FCStone, Inc...............................................    46,863    1,874,520
    Invesco, Ltd.....................................................   599,951   10,091,176
    Investar Holding Corp............................................    28,758      713,486
    Investors Bancorp, Inc...........................................   708,652    8,539,257
    Investors Title Co...............................................     6,264      950,249
    James River Group Holdings, Ltd..................................   101,711    3,642,271
#   Janus Henderson Group P.L.C......................................   257,303    5,951,418
#   Jefferies Financial Group, Inc...................................   486,320    9,079,594
    JPMorgan Chase & Co.............................................. 2,576,165  321,814,532
    Kearny Financial Corp............................................   347,771    4,879,227
    Kemper Corp......................................................   165,791   11,917,057
#   Kentucky First Federal Bancorp...................................    16,790      125,925
    KeyCorp.......................................................... 1,091,422   19,612,853
    Kingstone Cos., Inc..............................................    26,975      217,688
    Kinsale Capital Group, Inc.......................................    24,672    2,608,324
    Ladenburg Thalmann Financial Services, Inc.......................   188,106      425,120
    Lake Shore Bancorp, Inc..........................................     7,595      113,317
    Lakeland Bancorp, Inc............................................   168,336    2,785,961
#   Lakeland Financial Corp..........................................    73,806    3,435,669
    Landmark Bancorp, Inc............................................    10,765      249,640
    Lazard, Ltd., Class A............................................   302,307   11,285,120
    LCNB Corp........................................................    39,467      713,563
    LegacyTexas Financial Group, Inc.................................   161,003    6,849,068
    Legg Mason, Inc..................................................   385,688   14,370,735
#*  LendingClub Corp.................................................   289,168    3,655,084
#*  LendingTree, Inc.................................................    17,736    6,382,300
    Level One Bancorp, Inc...........................................    13,677      333,719
*   Limestone Bancorp, Inc...........................................    14,697      221,190
    Lincoln National Corp............................................   316,411   17,870,893
#   Live Oak Bancshares, Inc.........................................   114,349    2,075,434
    Loews Corp.......................................................   409,246   20,053,054
    LPL Financial Holdings, Inc......................................   350,794   28,358,187
    Luther Burbank Corp..............................................     6,429       74,384
    M&T Bank Corp....................................................   139,501   21,836,092
    Macatawa Bank Corp...............................................   103,103    1,077,942
    Mackinac Financial Corp..........................................    30,395      475,378
*   Magyar Bancorp, Inc..............................................     8,387      103,579
#   Maiden Holdings, Ltd.............................................   308,218      177,225
#*  MainStreet Bancshares, Inc.......................................     3,431       71,159
*   Malvern Bancorp, Inc.............................................    22,019      492,785

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#   Manning & Napier, Inc............................................    38,211 $    65,341
*   Markel Corp......................................................    15,695  18,378,845
    MarketAxess Holdings, Inc........................................    54,012  19,908,283
    Marlin Business Services Corp....................................    44,251   1,050,519
    Marsh & McLennan Cos., Inc.......................................   276,900  28,692,378
#*  MBIA, Inc........................................................   460,050   4,273,865
    Mercantile Bank Corp.............................................    50,250   1,769,303
    Merchants Bancorp................................................     2,679      43,748
    Mercury General Corp.............................................   190,529   9,156,824
    Meridian Bancorp, Inc............................................   182,651   3,572,654
*   Meridian Corp....................................................     4,438      78,775
#   Meta Financial Group, Inc........................................   132,021   4,179,785
    MetLife, Inc.....................................................   500,179  23,403,375
*   Metropolitan Bank Holding Corp...................................    10,111     434,166
    MGIC Investment Corp.............................................   277,958   3,810,804
    Mid Penn Bancorp, Inc............................................     5,062     129,081
    Middlefield Banc Corp............................................     8,563     393,898
    Midland States Bancorp, Inc......................................    46,687   1,251,212
    MidWestOne Financial Group, Inc..................................    25,304     824,784
#*  MMA Capital Holdings, Inc........................................    16,416     522,521
#   Moelis & Co., Class A............................................    99,413   3,547,056
    Moody's Corp.....................................................   114,488  25,266,357
    Morgan Stanley................................................... 1,080,130  49,739,986
    Morningstar, Inc.................................................    83,299  13,481,110
#*  Mr Cooper Group, Inc.............................................    52,741     675,085
    MSB Financial Corp...............................................    13,546     212,672
    MSCI, Inc........................................................   127,858  29,990,372
    MutualFirst Financial, Inc.......................................    26,655   1,063,268
    MVB Financial Corp...............................................    25,449     512,797
    Nasdaq, Inc......................................................   233,626  23,308,866
    National Bank Holdings Corp., Class A............................   105,411   3,626,138
    National Bankshares, Inc.........................................     7,197     302,850
    National General Holdings Corp...................................   268,770   5,730,176
*   National Holdings Corp...........................................    20,165      53,639
    National Security Group, Inc. (The)..............................     2,402      33,196
    National Western Life Group, Inc., Class A.......................    11,616   3,166,522
    Navient Corp.....................................................   888,068  12,228,696
    NBT Bancorp, Inc.................................................   149,512   5,943,102
    Nelnet, Inc., Class A............................................   100,841   6,178,528
#   New York Community Bancorp, Inc..................................   689,481   8,032,454
>>  NewStar Financial, Inc...........................................   120,603      84,699
*   NI Holdings, Inc.................................................    21,961     384,318
*   Nicholas Financial, Inc..........................................    18,462     155,265
*   Nicolet Bankshares, Inc..........................................     9,339     644,204
*   NMI Holdings, Inc., Class A......................................   212,574   6,217,790
*   Northeast Bank...................................................    24,328     520,862
    Northeast Community Bancorp, Inc.................................     5,900      68,440
    Northern Trust Corp..............................................   227,136  22,640,916
#   Northfield Bancorp, Inc..........................................   162,681   2,767,204
    Northrim BanCorp, Inc............................................    16,807     654,633
#   Northwest Bancshares, Inc........................................   368,221   6,211,888
    Norwood Financial Corp...........................................    10,571     329,815
#   Oak Valley Bancorp...............................................    13,695     228,707
    OceanFirst Financial Corp........................................   171,623   4,106,938
#   Oconee Federal Financial Corp....................................     2,225      50,063
*   Ocwen Financial Corp.............................................   212,900     359,801
    OFG Bancorp......................................................   170,790   3,468,745
#   Ohio Valley Banc Corp............................................     8,757     321,732
    Old Line Bancshares, Inc.........................................    43,003   1,259,128

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
#   Old National Bancorp............................................. 521,100 $ 9,377,194
#   Old Point Financial Corp.........................................   7,052     169,742
    Old Republic International Corp.................................. 646,273  14,437,739
    Old Second Bancorp, Inc..........................................  13,666     164,949
*   On Deck Capital, Inc............................................. 243,100   1,084,226
    OneMain Holdings, Inc............................................ 199,336   7,973,440
    Oppenheimer Holdings, Inc., Class A..............................  16,285     442,952
    Opus Bank........................................................ 119,886   2,971,974
#   Origin Bancorp, Inc..............................................  21,091     742,192
    Oritani Financial Corp........................................... 163,771   3,055,967
    Orrstown Financial Services, Inc.................................  31,672     686,966
*   Pacific Mercantile Bancorp.......................................  63,743     456,400
#   Pacific Premier Bancorp, Inc..................................... 210,367   7,100,938
    PacWest Bancorp.................................................. 193,140   7,144,249
#   Park National Corp...............................................  49,617   5,023,721
#   Parke Bancorp, Inc...............................................  32,998     793,272
    Pathfinder Bancorp, Inc..........................................   8,118     105,940
    Patriot National Bancorp, Inc....................................   5,433      70,629
#   PB Bancorp, Inc..................................................  18,414     277,683
    PCB Bancorp......................................................  12,978     217,122
    PCSB Financial Corp..............................................  39,301     796,238
    Peapack Gladstone Financial Corp.................................  63,296   1,848,243
    Penns Woods Bancorp, Inc.........................................  18,821     575,358
#*  Pennymac Financial Services, Inc................................. 189,788   5,908,100
    Peoples Bancorp of North Carolina, Inc...........................  10,585     314,798
    Peoples Bancorp, Inc.............................................  64,321   2,103,940
    Peoples Financial Corp...........................................     137       1,458
    Peoples Financial Services Corp..................................   7,271     357,588
#   People's United Financial, Inc................................... 722,550  11,683,633
    People's Utah Bancorp............................................  33,295     968,885
#   Pinnacle Financial Partners, Inc................................. 162,141   9,537,134
    Piper Jaffray Cos................................................  51,062   4,010,409
    PJT Partners, Inc., Class A......................................  34,223   1,421,281
    Plumas Bancorp...................................................  13,751     302,522
    PNC Financial Services Group, Inc. (The)......................... 279,032  40,933,994
#*  Ponce de Leon Federal Bank.......................................  41,400     580,842
    Popular, Inc..................................................... 230,501  12,553,084
#*  PRA Group, Inc................................................... 151,333   5,134,729
    Preferred Bank...................................................  47,770   2,546,619
    Premier Financial Bancorp, Inc...................................  33,479     594,252
    Primerica, Inc................................................... 154,025  19,434,874
    Principal Financial Group, Inc................................... 420,763  22,460,329
    ProAssurance Corp................................................ 177,489   6,961,119
    Progressive Corp. (The).......................................... 379,669  26,462,929
#   Prosperity Bancshares, Inc....................................... 154,787  10,683,399
    Protective Insurance Corp., Class A..............................   4,434      65,845
    Protective Insurance Corp., Class B..............................  25,551     406,516
#*  Provident Bancorp, Inc...........................................  43,546     496,424
#   Provident Financial Holdings, Inc................................  13,977     280,379
    Provident Financial Services, Inc................................ 225,690   5,630,966
    Prudential Bancorp, Inc..........................................  24,908     434,645
    Prudential Financial, Inc........................................ 272,073  24,796,733
    Pzena Investment Management, Inc., Class A.......................   7,981      66,242
    QCR Holdings, Inc................................................  48,204   1,956,118
    Radian Group, Inc................................................ 195,407   4,904,716
*   Randolph Bancorp, Inc............................................  14,267     214,861
    Raymond James Financial, Inc..................................... 168,534  14,070,904
    RBB Bancorp......................................................  23,880     480,943
*   Regional Management Corp.........................................  35,316   1,021,692

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Regions Financial Corp........................................... 1,539,571 $24,787,093
    Reinsurance Group of America, Inc................................   106,531  17,308,092
    RenaissanceRe Holdings, Ltd......................................    94,723  17,730,251
    Renasant Corp....................................................   189,816   6,586,615
    Republic Bancorp, Inc., Class A..................................    45,911   2,041,662
*   Republic First Bancorp, Inc......................................   170,191     689,274
    Riverview Bancorp, Inc...........................................    65,913     473,914
#   RLI Corp.........................................................    99,196   9,653,755
    S&P Global, Inc..................................................   165,599  42,722,886
#   S&T Bancorp, Inc.................................................   121,278   4,566,723
*   Safeguard Scientifics, Inc.......................................    63,662     720,017
    Safety Insurance Group, Inc......................................    55,259   5,371,175
    Salisbury Bancorp, Inc...........................................     7,079     269,427
    Sandy Spring Bancorp, Inc........................................   121,686   4,198,167
    Santander Consumer USA Holdings, Inc.............................   741,589  18,599,052
#   SB Financial Group, Inc..........................................    17,474     295,660
    SB One Bancorp...................................................    32,051     707,686
*   Seacoast Banking Corp. of Florida................................    71,438   2,000,264
*   Security National Financial Corp., Class A.......................    34,399     169,587
    SEI Investments Co...............................................   288,652  17,296,028
*   Select Bancorp, Inc..............................................    56,919     643,185
    Selective Insurance Group, Inc...................................   172,504  11,923,476
#   ServisFirst Bancshares, Inc......................................   146,044   5,111,540
#   Severn Bancorp, Inc..............................................    33,252     275,992
    Shore Bancshares, Inc............................................    36,272     566,206
#*  Siebert Financial Corp...........................................     8,302      74,469
    Sierra Bancorp...................................................    48,652   1,325,280
    Signature Bank...................................................    79,721   9,432,589
    Silvercrest Asset Management Group, Inc., Class A................    20,426     245,521
#   Simmons First National Corp., Class A............................   305,840   7,315,693
    SLM Corp......................................................... 1,428,379  12,055,519
*   SmartFinancial, Inc..............................................    22,886     481,750
    Sound Financial Bancorp, Inc.....................................     5,599     206,043
    South State Corp.................................................    87,310   6,885,267
*   Southern First Bancshares, Inc...................................    24,251     977,558
    Southern Missouri Bancorp, Inc...................................    14,793     538,613
    Southern National Bancorp of Virginia, Inc.......................    57,697     913,920
#   Southside Bancshares, Inc........................................   120,789   4,161,181
    Southwest Georgia Financial Corp.................................     4,082      83,212
*   Spirit of Texas Bancshares, Inc..................................    25,551     534,016
    Standard AVB Financial Corp......................................     7,703     213,989
    State Auto Financial Corp........................................   143,606   4,751,923
    State Street Corp................................................   310,280  20,500,200
    Sterling Bancorp.................................................   594,742  11,686,680
    Sterling Bancorp, Inc............................................    20,589     199,507
#   Stewardship Financial Corp.......................................    17,296     272,412
    Stewart Information Services Corp................................    92,756   3,795,576
    Stifel Financial Corp............................................   139,112   7,787,490
    Stock Yards Bancorp, Inc.........................................    61,907   2,472,566
    Summit Financial Group, Inc......................................    17,934     456,600
    Summit State Bank................................................    13,468     163,097
    SunTrust Banks, Inc..............................................   310,205  21,199,410
*   SVB Financial Group..............................................    79,723  17,657,050
    Synchrony Financial..............................................   927,351  32,800,405
    Synovus Financial Corp...........................................   539,048  18,257,556
    T Rowe Price Group, Inc..........................................   326,249  37,779,634
    TCF Financial Corp...............................................   439,160  17,386,344
    TD Ameritrade Holding Corp.......................................   278,858  10,702,570
    Territorial Bancorp, Inc.........................................    29,902     883,903

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
FINANCIALS -- (Continued)
#   Teton Advisors, Inc., Class A....................................        95 $      4,940
*   Texas Capital Bancshares, Inc....................................   142,625    7,710,307
#   TFS Financial Corp...............................................   328,221    6,321,536
>>  TheStreet.Com, Inc...............................................    11,957        1,076
*   Third Point Reinsurance, Ltd.....................................   315,513    2,994,218
    Timberland Bancorp, Inc..........................................    23,378      619,517
    Tiptree, Inc.....................................................   128,893      947,364
#   Tompkins Financial Corp..........................................    41,799    3,657,830
    Towne Bank.......................................................   240,531    6,756,516
    Travelers Cos., Inc. (The).......................................   286,951   37,607,798
    TriCo Bancshares.................................................   102,081    3,841,308
*   TriState Capital Holdings, Inc...................................    98,869    2,285,851
*   Triumph Bancorp, Inc.............................................    89,285    2,897,298
#*  Trupanion, Inc...................................................     1,537       36,427
    TrustCo Bank Corp. NY............................................   321,168    2,774,892
#   Trustmark Corp...................................................   222,150    7,624,188
    Two River Bancorp................................................    23,505      492,900
    U.S. Bancorp..................................................... 1,103,752   62,935,939
    UMB Financial Corp...............................................   116,592    7,608,794
    Umpqua Holdings Corp.............................................   553,964    8,763,710
*   Unico American Corp..............................................     5,450       36,706
#   Union Bankshares, Inc............................................     2,439       81,072
    United Bancorp, Inc..............................................    10,600      126,140
    United Bancshares, Inc...........................................     6,375      134,640
#   United Bankshares, Inc...........................................   237,506    9,390,987
    United Community Banks, Inc......................................   263,581    7,962,782
    United Community Financial Corp..................................   180,457    2,055,405
    United Financial Bancorp, Inc....................................   159,315    2,249,528
    United Fire Group, Inc...........................................    85,504    3,892,142
    United Insurance Holdings Corp...................................   143,254    1,756,294
    United Security Bancshares.......................................    45,844      466,233
    Unity Bancorp, Inc...............................................    30,986      676,734
#   Universal Insurance Holdings, Inc................................   154,584    4,190,772
    Univest Financial Corp...........................................    95,867    2,468,575
    Unum Group.......................................................   324,774    8,944,276
#   US Global Investors, Inc., Class A...............................    14,134       20,918
#   Valley National Bancorp..........................................   603,191    6,984,952
    Value Line, Inc..................................................     7,363      148,953
    Veritex Holdings, Inc............................................   108,906    2,681,266
#   Victory Capital Holdings, Inc., Class A..........................    40,069      623,474
#   Virtu Financial, Inc., Class A...................................   207,544    3,519,946
#   Virtus Investment Partners, Inc..................................    23,545    2,554,162
    Voya Financial, Inc..............................................   250,373   13,510,127
    VSB Bancorp, Inc.................................................       134        2,754
#   Waddell & Reed Financial, Inc., Class A..........................   289,435    4,793,044
    Walker & Dunlop, Inc.............................................   132,191    8,326,711
    Washington Federal, Inc..........................................   312,297   11,386,349
    Washington Trust Bancorp, Inc....................................    47,793    2,441,744
    Waterstone Financial, Inc........................................    93,041    1,733,354
    Webster Financial Corp...........................................   242,976   10,715,242
#   Wellesley Bank...................................................     5,320      168,910
    Wells Fargo & Co................................................. 3,455,193  178,391,615
    WesBanco, Inc....................................................   172,235    6,474,314
    West Bancorporation, Inc.........................................    55,086    1,293,419
#   Westamerica Bancorporation.......................................    72,997    4,819,262
    Western Alliance Bancorp.........................................   317,203   15,647,624
    Western New England Bancorp, Inc.................................    94,346      901,948
    Westwood Holdings Group, Inc.....................................    25,934      783,985
#   White Mountains Insurance Group, Ltd.............................    10,948   11,725,308

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
FINANCIALS -- (Continued)
    Willis Towers Watson P.L.C....................................... 101,246 $   18,922,877
    Wintrust Financial Corp.......................................... 168,342     10,743,586
#   WisdomTree Investments, Inc...................................... 490,261      2,505,234
#*  World Acceptance Corp............................................  32,748      3,399,570
    WR Berkley Corp.................................................. 310,564     21,708,424
    WSFS Financial Corp.............................................. 183,815      7,751,479
#   WVS Financial Corp...............................................   2,157         33,024
#   Zions Bancorp NA................................................. 271,529     13,161,011
                                                                              --------------
TOTAL FINANCIALS.....................................................          4,553,600,027
                                                                              --------------
HEALTH CARE -- (10.9%)
    Abbott Laboratories.............................................. 720,678     60,255,888
    AbbVie, Inc...................................................... 469,044     37,312,450
#*  Abeona Therapeutics, Inc.........................................   5,202         12,329
*   ABIOMED, Inc.....................................................  31,252      6,487,290
#*  Acadia Healthcare Co., Inc....................................... 288,618      8,655,654
#*  ACADIA Pharmaceuticals, Inc......................................  38,757      1,643,684
*   Acceleron Pharma Inc.............................................  16,363        734,208
#*  Accuray, Inc.....................................................  79,188        205,889
#*  Acer Therapeutics, Inc...........................................   4,783         14,971
*   Achillion Pharmaceuticals, Inc................................... 448,234      2,873,180
#*  Aclaris Therapeutics, Inc........................................  26,074         45,630
#*  Acorda Therapeutics, Inc......................................... 298,313        492,216
#*  Adamas Pharmaceuticals, Inc......................................  34,477        141,700
*   Addus HomeCare Corp..............................................  34,106      2,872,066
*   Aduro Biotech, Inc...............................................  97,719        111,400
#*  Adverum Biotechnologies, Inc..................................... 188,597      1,371,100
*   Aeglea BioTherapeutics, Inc......................................  65,850        501,119
*   Affimed NV.......................................................  94,889        278,974
    Agilent Technologies, Inc........................................ 269,676     20,427,957
#*  Agios Pharmaceuticals, Inc.......................................  29,594        890,188
#*  Akebia Therapeutics, Inc......................................... 160,634        599,165
*   Akorn, Inc....................................................... 323,060      1,612,069
#*  Albireo Pharma, Inc..............................................  29,734        546,214
*   Aldeyra Therapeutics, Inc........................................  60,566        338,564
*   Alexion Pharmaceuticals, Inc..................................... 167,651     17,670,415
*   Align Technology, Inc............................................ 109,439     27,610,365
*   Alkermes P.L.C...................................................  90,700      1,771,371
*   Allena Pharmaceuticals, Inc......................................  39,972        210,652
    Allergan P.L.C................................................... 209,921     36,969,187
*   Allied Healthcare Products, Inc..................................   3,482          3,969
#*  Allscripts Healthcare Solutions, Inc............................. 581,686      6,363,645
#*  Alnylam Pharmaceuticals, Inc.....................................  57,958      5,027,277
#*  Alphatec Holdings, Inc...........................................  30,561        210,260
#*  Alpine Immune Sciences, Inc......................................  19,427         64,886
#*  AMAG Pharmaceuticals, Inc........................................  29,182        283,211
*   Amedisys, Inc....................................................  70,693      9,085,464
#*  American Renal Associates Holdings, Inc..........................  14,460        120,307
*   American Shared Hospital Services................................   4,179          9,946
    AmerisourceBergen Corp........................................... 279,308     23,847,317
    Amgen, Inc....................................................... 450,835     96,140,564
*   Amicus Therapeutics, Inc.........................................  91,221        768,993
*   AMN Healthcare Services, Inc..................................... 190,695     11,205,238
*   Amphastar Pharmaceuticals, Inc................................... 125,572      2,425,423
#*  AnaptysBio, Inc..................................................  60,000      2,263,200
*   AngioDynamics, Inc............................................... 120,664      1,846,159
#*  ANI Pharmaceuticals, Inc.........................................  37,794      2,952,089
#*  Anika Therapeutics, Inc..........................................  48,158      3,389,842
    Anthem, Inc...................................................... 200,809     54,033,686

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
HEALTH CARE -- (Continued)
#*  Apollo Endosurgery, Inc..........................................    39,020 $   119,791
*   Applied Genetic Technologies Corp................................    47,982     145,385
#   Apyx Medical Corp................................................    69,005     455,433
#*  AquaBounty Technologies Inc......................................     9,803      22,841
*   Aravive, Inc.....................................................    22,495     145,993
*   Arcus Biosciences, Inc...........................................    54,666     429,128
#*  Ardelyx, Inc.....................................................   179,035     895,175
#*  Arena Pharmaceuticals, Inc.......................................   104,842   5,107,378
#*  ArQule, Inc......................................................    11,444     115,699
#*  Assembly Biosciences, Inc........................................    66,488   1,097,717
#*  Assertio Therapeutics, Inc.......................................   203,743     160,977
#*  Atara Biotherapeutics, Inc.......................................   113,002   1,233,982
#   Atrion Corp......................................................     4,902   4,134,494
*   Audentes Therapeutics, Inc.......................................   119,683   3,219,473
#*  Avanos Medical, Inc..............................................   164,993   7,266,292
#*  AxoGen, Inc......................................................    12,702     157,949
    Baxter International, Inc........................................   216,549  16,609,308
    Becton Dickinson and Co..........................................    68,640  17,571,840
*   Biogen, Inc......................................................   109,863  32,817,177
*   BioMarin Pharmaceutical, Inc.....................................    91,526   6,700,618
*   Bio-Rad Laboratories, Inc., Class A..............................    40,330  13,374,235
*   BioSpecifics Technologies Corp...................................    22,868   1,107,497
    Bio-Techne Corp..................................................    48,587  10,114,356
#*  BioTelemetry, Inc................................................    90,556   3,564,284
#*  Bluebird Bio, Inc................................................    37,172   3,010,932
#*  Blueprint Medicines Corp.........................................     5,602     385,642
*   Boston Scientific Corp...........................................   314,528  13,115,818
    Brickell Biotech, Inc............................................     2,534       6,284
#   Bristol-Myers Squibb Co.......................................... 1,136,664  65,210,414
*   Brookdale Senior Living, Inc.....................................   631,055   4,638,254
    Bruker Corp......................................................   250,834  11,162,113
*   Caladrius Biosciences, Inc.......................................    20,846      43,985
*   Calithera Biosciences, Inc.......................................   130,159     374,858
*   Cambrex Corp.....................................................   137,802   8,230,913
#   Cantel Medical Corp..............................................    79,179   5,771,357
*   Capital Senior Living Corp.......................................   148,223     609,197
    Cardinal Health, Inc.............................................   317,001  15,675,699
*   Cardiovascular Systems, Inc......................................    29,839   1,328,432
*   Castlight Health, Inc., Class B..................................   247,359     373,512
#*  Catabasis Pharmaceuticals, Inc...................................    20,797     104,817
*   Catalent, Inc....................................................   413,669  20,124,997
#*  Catalyst Biosciences, Inc........................................    60,830     330,915
#*  Catalyst Pharmaceuticals, Inc....................................    29,055     137,430
*   Celgene Corp.....................................................   231,027  24,957,847
#*  Celldex Therapeutics, Inc........................................    87,898     196,892
#*  Cellular Biomedicine Group, Inc..................................     1,100      20,119
#*  Celsion Corp.....................................................    18,943      30,877
*   Centene Corp.....................................................   466,882  24,782,097
    Cerner Corp......................................................   458,847  30,797,811
*   Charles River Laboratories International, Inc....................   153,624  19,968,048
*   Chembio Diagnostics, Inc.........................................    30,538     163,378
    Chemed Corp......................................................    40,979  16,142,038
#*  ChemoCentryx, Inc................................................    20,878     179,551
#*  Chiasma, Inc.....................................................    51,748     271,160
*   Chimerix, Inc....................................................   195,168     279,090
*   Cigna Corp.......................................................   407,290  72,684,973
>>  Clementia Pharmaceuticals, Inc...................................     1,000       3,552
*   Cocrystal Pharma, Inc............................................    62,355      45,831
#*  Collegium Pharmaceutical, Inc....................................    16,463     197,556

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
HEALTH CARE -- (Continued)
#*   Community Health Systems, Inc....................................   369,914 $ 1,309,496
#    Computer Programs & Systems, Inc.................................    35,295     814,256
*    Concert Pharmaceuticals, Inc.....................................    76,663     477,610
#*   Conformis, Inc...................................................    15,526      29,655
     CONMED Corp......................................................    76,922   8,462,958
#*   Constellation Pharmaceuticals, Inc...............................    12,710     175,525
     Cooper Cos., Inc. (The)..........................................    43,578  12,681,198
#*   Corcept Therapeutics, Inc........................................   274,763   4,008,792
*    CorVel Corp......................................................    58,563   4,633,505
#*   Corvus Pharmaceuticals, Inc......................................    39,229     130,633
#*   Covetrus, Inc....................................................    72,840     722,209
*    Cross Country Healthcare, Inc....................................   138,338   1,495,434
*    CryoLife, Inc....................................................    97,811   2,195,857
*    Cumberland Pharmaceuticals, Inc..................................    40,261     211,773
*    Cutera, Inc......................................................    12,065     380,048
     CVS Health Corp.................................................. 1,180,741  78,389,395
*    Cyclerion Therapeutics, Inc......................................     7,543      18,028
*    Cymabay Therapeutics, Inc........................................   152,532     684,869
#*   CynergisTek, Inc.................................................    11,534      35,179
*    CytomX Therapeutics, Inc.........................................   106,976     655,763
     Danaher Corp.....................................................   270,235  37,243,788
*    DaVita, Inc......................................................   296,876  17,396,934
*    Deciphera Pharmaceuticals, Inc...................................   136,986   6,073,959
#*   Denali Therapeutics, Inc.........................................    66,091   1,035,646
     DENTSPLY SIRONA, Inc.............................................   294,418  16,128,218
#*   Dermira, Inc.....................................................    73,673     492,872
#*   DexCom, Inc......................................................    26,040   4,016,410
*    Digirad Corp.....................................................     2,380       9,734
*    Diplomat Pharmacy, Inc...........................................   240,732   1,309,582
#*   Eagle Pharmaceuticals, Inc.......................................    15,105     947,084
*    Edwards Lifesciences Corp........................................    38,427   9,160,228
*    Elanco Animal Health, Inc........................................   179,419   4,847,901
#>>  Elanco Animal Health, Inc........................................   131,780           0
*    Electromed, Inc..................................................     8,494      57,335
     Eli Lilly & Co...................................................   434,646  49,527,912
#*   Eloxx Pharmaceuticals, Inc.......................................     4,086      24,884
*    Emergent BioSolutions, Inc.......................................   137,350   7,850,926
*    Enanta Pharmaceuticals, Inc......................................    52,437   3,192,365
     Encompass Health Corp............................................   363,885  23,295,918
#*   Endo International P.L.C.........................................   691,784   3,175,289
#*   Endologix, Inc...................................................    22,171      54,319
#*   Enochian Biosciences, Inc........................................    36,985     210,815
     Ensign Group, Inc. (The).........................................   173,824   7,344,064
#*   Enzo Biochem, Inc................................................   204,110     644,988
#*   Epizyme, Inc.....................................................   148,099   1,704,619
#*   Evolent Health, Inc., Class A....................................   300,771   2,291,875
#*   Exact Sciences Corp..............................................    33,166   2,885,442
*    Exelixis, Inc....................................................   469,222   7,249,480
#*   Eyenovia, Inc....................................................    12,546      35,003
#*   FibroGen, Inc....................................................    48,664   1,905,196
*    Five Prime Therapeutics, Inc.....................................   111,352     439,840
#*   Five Star Senior Living, Inc.....................................       204       1,081
*    Fluidigm Corp....................................................     3,630      17,860
*    FONAR Corp.......................................................    17,731     360,471
*    Fulgent Genetics, Inc............................................    30,974     296,731
#*   G1 Therapeutics, Inc.............................................    95,854   2,034,022
*    Genocea Biosciences, Inc.........................................     4,432      10,991
#*   Genomic Health, Inc..............................................    18,312   1,221,044
     Gilead Sciences, Inc............................................. 1,079,751  68,790,936

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
#*  Global Blood Therapeutics, Inc...................................   108,061 $  5,181,525
*   Globus Medical, Inc., Class A....................................   190,435    9,973,081
#*  GlycoMimetics, Inc...............................................   109,811      579,802
#*  Guardant Health, Inc.............................................    23,733    1,649,443
*   Haemonetics Corp.................................................   113,330   13,682,331
*   Halozyme Therapeutics, Inc.......................................    31,568      483,622
#*  Hanger, Inc......................................................    70,228    1,587,855
*   Harvard Bioscience, Inc..........................................   104,293      292,020
    HCA Healthcare, Inc..............................................    64,579    8,623,880
#*  HealthEquity, Inc................................................    66,370    3,769,152
*   HealthStream, Inc................................................    83,884    2,353,785
#*  Henry Schein, Inc................................................   182,101   11,396,791
#*  Heron Therapeutics, Inc..........................................    22,758      483,608
#*  Heska Corp.......................................................     9,835      796,832
    Hill-Rom Holdings, Inc...........................................   157,154   16,452,452
*   HMS Holdings Corp................................................   207,692    6,789,451
*   Hologic, Inc.....................................................   620,777   29,989,737
*   Horizon Therapeutics P.L.C.......................................   482,570   13,951,099
    Humana, Inc......................................................   142,613   41,956,745
*   ICU Medical, Inc.................................................    42,941    6,939,695
*   IDEXX Laboratories, Inc..........................................    79,980   22,795,100
*   Illumina, Inc....................................................    25,762    7,613,186
*   ImmuCell Corp....................................................     6,242       32,271
*   Incyte Corp......................................................    61,966    5,200,187
*   Infinity Pharmaceuticals, Inc....................................   127,833      132,946
*   InfuSystem Holdings, Inc.........................................    48,515      336,209
#*  Innoviva, Inc....................................................   225,749    2,623,203
#*  Inogen, Inc......................................................    57,333    3,120,922
#*  Inovalon Holdings, Inc., Class A.................................    57,620      900,601
#*  Inovio Pharmaceuticals, Inc......................................   121,355      258,486
#*  Insmed, Inc......................................................    78,582    1,460,839
*   Inspire Medical Systems, Inc.....................................    27,628    1,684,755
#*  Insulet Corp.....................................................    16,551    2,405,191
*   Integer Holdings Corp............................................    74,575    5,775,088
*   Integra LifeSciences Holdings Corp...............................   188,531   10,946,110
#*  Intellia Therapeutics, Inc.......................................   127,571    1,592,724
#*  Intra-Cellular Therapies, Inc....................................   194,278    1,797,071
#*  IntriCon Corp....................................................    26,528      548,599
*   Intuitive Surgical, Inc..........................................    26,157   14,463,513
#   Invacare Corp....................................................   211,787    1,634,996
#*  Invitae Corp.....................................................    18,263      294,217
#*  Ionis Pharmaceuticals, Inc.......................................    42,203    2,351,551
#*  Iovance Biotherapeutics, Inc.....................................   146,463    3,094,763
*   IQVIA Holdings, Inc..............................................   122,434   17,681,918
#*  iRadimed Corp....................................................     2,040       51,510
#*  IRIDEX Corp......................................................    16,385       29,001
#   IVERIC bio, Inc..................................................    61,178      200,664
*   Jazz Pharmaceuticals P.L.C.......................................    85,223   10,706,565
    Johnson & Johnson................................................ 2,392,005  315,840,340
*   Jounce Therapeutics, Inc.........................................    81,638      295,121
#*  Kala Pharmaceuticals, Inc........................................    45,256      164,279
#*  KalVista Pharmaceuticals, Inc....................................    25,506      270,364
#*  Karyopharm Therapeutics, Inc.....................................   122,197    1,429,705
    Kewaunee Scientific Corp.........................................     6,314      100,456
#*  Kindred Biosciences, Inc.........................................    92,842      758,519
#*  Kiniksa Pharmaceuticals Ltd., Class A............................     6,598       46,516
#*  Kodiak Sciences, Inc.............................................     4,975      103,032
#*  Kura Oncology, Inc...............................................    72,896    1,091,982
*   Laboratory Corp. of America Holdings.............................   135,098   22,260,097

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE+
                                                                        --------- ------------
HEALTH CARE -- (Continued)
#*    Lannett Co., Inc.................................................   101,012 $  1,201,033
*     Lantheus Holdings, Inc...........................................   138,336    2,884,306
#     LeMaitre Vascular, Inc...........................................    51,935    1,796,951
#*    LHC Group, Inc...................................................   102,935   11,422,697
#*    Ligand Pharmaceuticals, Inc......................................    50,865    5,534,621
#*    Lipocine, Inc....................................................    54,181      145,747
*     LivaNova P.L.C...................................................   114,724    8,114,429
      Luminex Corp.....................................................   118,598    2,430,666
*     MacroGenics, Inc.................................................   125,711    1,068,544
#*    Madrigal Pharmaceuticals, Inc....................................    40,659    3,758,111
*     Magellan Health, Inc.............................................    85,425    5,544,082
#*    Mallinckrodt P.L.C...............................................   394,918    1,247,941
#*    Marinus Pharmaceuticals, Inc.....................................    61,707       72,197
*     Masimo Corp......................................................    66,721    9,727,255
      McKesson Corp....................................................   219,260   29,161,580
#*>>  MedCath Corp.....................................................    26,258            0
*     MEDNAX, Inc......................................................   268,786    5,902,541
*     Medpace Holdings, Inc............................................    95,596    7,038,733
      Medtronic P.L.C..................................................   589,488   64,195,243
*     MEI Pharma, Inc..................................................    83,632      151,374
#*    Melinta Therapeutics, Inc........................................    31,392       81,619
*     Menlo Therapeutics, Inc..........................................    35,549      180,233
      Merck & Co., Inc................................................. 1,813,335  157,143,611
      Meridian Bioscience, Inc.........................................   121,128    1,185,843
*     Merit Medical Systems, Inc.......................................   133,129    2,749,779
#     Merrimack Pharmaceuticals, Inc...................................    44,194      174,566
#*    Mersana Therapeutics, Inc........................................    11,145       20,953
#     Mesa Laboratories, Inc...........................................     6,939    1,580,357
*     Mettler-Toledo International, Inc................................    25,652   18,083,121
#*    Micron Solutions, Inc............................................     1,790        4,224
#     Millendo Therapeutics, Inc.......................................    12,865       92,757
#*    Minerva Neurosciences, Inc.......................................   196,436      931,107
#*    Mirati Therapeutics, Inc.........................................    28,811    2,713,420
*     Misonix, Inc.....................................................     8,260      143,311
#*    Molecular Templates, Inc.........................................    74,018      626,192
*     Moleculin Biotech, Inc...........................................     6,409        6,858
*     Molina Healthcare, Inc...........................................   172,383   20,279,136
#*    Momenta Pharmaceuticals, Inc.....................................   253,039    3,917,044
*     Motus GI Holdings, Inc...........................................       100          173
#*    MTBC, Inc........................................................    17,198       61,913
*     Mylan NV.........................................................   696,847   13,344,620
#*    MyoKardia Inc....................................................    15,533      890,507
#*    Myriad Genetics, Inc.............................................   218,589    7,359,892
#*    Nabriva Therapeutics P.L.C.......................................    83,576      161,302
      National HealthCare Corp.........................................    48,530    3,988,195
      National Research Corp...........................................    38,542    2,213,467
*     Natus Medical, Inc...............................................    91,485    3,081,215
#*    Neogen Corp......................................................    91,316    5,941,019
#*    NeoGenomics, Inc.................................................    99,046    2,271,125
      Neoleukin Therapeutics, Inc......................................    57,385      171,007
#*    Neurocrine Biosciences, Inc......................................    38,849    3,865,087
#*    NewLink Genetics Corp............................................    10,777       15,950
*     NextGen Healthcare, Inc..........................................   177,439    2,999,606
#*    Novocure, Ltd....................................................    24,134    1,728,960
*     NuVasive, Inc....................................................   139,793    9,860,998
#*    Nuvectra Corp....................................................    37,240       49,157
#*    ObsEva SA........................................................    19,476      150,355
*     Omnicell, Inc....................................................    85,901    6,046,571
#*    Opiant Pharmaceuticals, Inc......................................     1,600       24,416

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
HEALTH CARE -- (Continued)
#*  OPKO Health, Inc.................................................   442,265 $    628,016
#*  Option Care Health, Inc..........................................   273,365      967,712
*   OraSure Technologies, Inc........................................   191,025    1,631,353
*   Orthofix Medical, Inc............................................    51,702    2,173,035
#*  Otonomy, Inc.....................................................    84,471      192,594
#*  Ovid therapeutics, Inc...........................................    21,461       49,575
#   Owens & Minor, Inc...............................................   397,002    2,671,823
#*  Oxford Immunotec Global P.L.C....................................    62,868      975,083
#*  Pacira BioSciences, Inc..........................................    40,189    1,627,253
#   Patterson Cos., Inc..............................................   300,856    5,153,663
*   PDL BioPharma, Inc...............................................   490,031    1,381,887
    Pennant Group, Inc...............................................    86,912    1,563,547
#*  Penumbra, Inc....................................................     9,215    1,437,264
#   PerkinElmer, Inc.................................................   127,578   10,966,605
    Perrigo Co. P.L.C................................................   164,120    8,701,642
#*  PetIQ, Inc.......................................................    61,213    1,513,185
*   Pfenex, Inc......................................................    78,124      720,303
    Pfizer, Inc...................................................... 3,175,533  121,845,201
    Phibro Animal Health Corp., Class A..............................    57,768    1,384,121
#*  Pieris Pharmaceuticals, Inc......................................    50,401      166,827
#*  PolarityTE, Inc..................................................     5,400       14,634
*   PRA Health Sciences, Inc.........................................   125,579   12,270,324
#*  Premier, Inc., Class A...........................................   232,042    7,559,928
#*  Prestige Consumer Healthcare, Inc................................   177,228    6,284,505
*   Pro-Dex, Inc.....................................................     6,861       91,594
#*  Progenics Pharmaceuticals, Inc...................................   132,661      704,430
    ProPhase Labs, Inc...............................................     8,768       14,862
*   Protagonist Therapeutics, Inc....................................    69,831      939,227
*   Prothena Corp. P.L.C.............................................   153,097    1,393,183
*   Providence Service Corp. (The)...................................    44,020    2,811,557
    Psychemedics Corp................................................     7,568       72,880
    Quest Diagnostics, Inc...........................................   214,056   21,673,170
*   Quidel Corp......................................................    67,461    3,838,531
#*  Quorum Health Corp...............................................    88,839       98,611
*   R1 RCM, Inc......................................................    10,340      109,914
*   Ra Pharmaceuticals, Inc..........................................    26,179    1,232,246
#*  RadNet, Inc......................................................    86,100    1,344,882
*   Regeneron Pharmaceuticals, Inc...................................    39,886   12,216,284
#*  REGENXBIO, Inc...................................................    97,866    3,492,838
*   Repligen Corp....................................................    95,975    7,629,053
    ResMed, Inc......................................................   101,037   14,945,393
#*  Retrophin, Inc...................................................   142,264    1,707,168
#*  Revance Therapeutics, Inc........................................    74,940    1,173,560
#*  Rhythm Pharmaceuticals, Inc......................................    43,899      935,927
#*  Rigel Pharmaceuticals, Inc.......................................   403,175      826,509
#*  Rocket Pharmaceuticals, Inc......................................    65,858      957,575
#*  RTI Surgical Holdings, Inc.......................................   203,148      446,926
#*  Sage Therapeutics, Inc...........................................    15,323    2,078,565
#*  Sangamo Therapeutics, Inc........................................   307,025    2,778,576
#*  Sarepta Therapeutics, Inc........................................    33,318    2,767,393
#*  Savara, Inc......................................................     9,459        8,344
#*  scPharmaceuticals, Inc...........................................     3,731       20,147
*   SeaSpine Holdings Corp...........................................    52,910      732,274
#*  Seattle Genetics, Inc............................................    48,429    5,201,275
*   Select Medical Holdings Corp.....................................   498,156    9,076,402
*   Sensus Healthcare, Inc...........................................    26,485      150,965
#*  Sesen Bio, Inc...................................................    38,860       47,409
*   Sharps Compliance Corp...........................................    23,834      112,258
#*  Sientra, Inc.....................................................    98,427      632,886

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                       ------- --------------
HEALTH CARE -- (Continued)
#    Simulations Plus, Inc............................................  12,329 $      436,570
*    Soleno Therapeutics, Inc.........................................  20,739         31,731
#*   Spark Therapeutics, Inc..........................................  54,956      5,999,547
#*   Spectrum Pharmaceuticals, Inc.................................... 299,834      2,326,712
*    Spero Therapeutics, Inc..........................................  33,976        372,717
*    Spring Bank Pharmaceuticals, Inc.................................  12,005         35,655
#*   STAAR Surgical Co................................................  14,455        473,835
#>>  STEADYMED, Ltd. CVR CONTRA COMMON STOCK..........................  10,116              0
     STERIS P.L.C.....................................................  96,301     13,633,333
*    Strata Skin Sciences, Inc........................................  15,712         41,637
     Stryker Corp.....................................................  76,008     16,438,250
*    Supernus Pharmaceuticals, Inc.................................... 167,352      4,650,712
#*   Surgery Partners, Inc............................................  68,299        542,977
*    Surmodics, Inc...................................................  43,052      2,045,401
#*   Syndax Pharmaceuticals, Inc......................................  58,949        396,137
#*   Syneos Health, Inc............................................... 211,249     10,594,137
#*   Synlogic, Inc.................................................... 107,104        229,203
#*   Syros Pharmaceuticals, Inc.......................................  51,297        265,462
#*   Tactile Systems Technology, Inc..................................   8,081        367,039
     Taro Pharmaceutical Industries, Ltd..............................  58,647      4,741,023
#*   Teladoc Health, Inc..............................................  14,931      1,143,715
     Teleflex, Inc....................................................  32,713     11,364,823
#*   Tenet Healthcare Corp............................................ 388,454      9,843,424
#*   Tetraphase Pharmaceuticals, Inc..................................   3,991         14,008
     Thermo Fisher Scientific, Inc.................................... 170,991     51,635,862
#*   Tivity Health, Inc............................................... 167,676      2,718,028
#*   TransEnterix, Inc................................................  42,825          9,773
#*   Trevena, Inc..................................................... 217,480        208,781
#*   Triple-S Management Corp., Class B...............................  92,574      1,400,645
#*   Ultragenyx Pharmaceutical Inc....................................  18,974        761,616
*    United Therapeutics Corp......................................... 191,881     17,238,589
     UnitedHealth Group, Inc.......................................... 608,074    153,660,300
     Universal Health Services, Inc., Class B......................... 138,443     19,030,375
#    US Physical Therapy, Inc.........................................  37,464      5,300,032
#    Utah Medical Products, Inc.......................................   8,875        909,421
*    Vanda Pharmaceuticals, Inc....................................... 137,434      1,856,733
*    Varex Imaging Corp............................................... 109,907      3,298,309
*    Varian Medical Systems, Inc......................................  69,951      8,450,780
#*   VBI Vaccines, Inc................................................  41,641         24,360
*    Veeva Systems, Inc., Class A.....................................  60,363      8,561,284
#*   Verastem, Inc.................................................... 144,666        157,686
*    Vertex Pharmaceuticals, Inc......................................  39,423      7,706,408
#*   ViewRay, Inc.....................................................  55,142        143,369
#*   Vocera Communications, Inc.......................................   8,407        167,467
*    Waters Corp......................................................  64,828     13,718,901
*    WellCare Health Plans, Inc.......................................  81,449     24,157,773
     West Pharmaceutical Services, Inc................................  88,613     12,746,094
#*   Wright Medical Group NV.......................................... 116,290      2,418,832
#*   XBiotech, Inc....................................................  14,770        160,550
#*   Xencor, Inc...................................................... 152,042      5,201,357
#*   Zafgen, Inc......................................................  62,653         46,363
     Zimmer Biomet Holdings, Inc...................................... 158,302     21,882,085
     Zoetis, Inc...................................................... 310,315     39,695,495
#*   Zogenix, Inc..................................................... 111,326      4,970,706
#*   Zynerba Pharmaceuticals, Inc.....................................   7,863         61,017
                                                                               --------------
TOTAL HEALTH CARE.....................................................          3,184,411,880
                                                                               --------------
INDUSTRIALS -- (13.4%)
     3M Co............................................................ 439,092     72,445,789

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
#   AAON, Inc........................................................ 146,484 $ 7,127,911
    AAR Corp......................................................... 120,220   5,019,185
    ABM Industries, Inc.............................................. 217,821   7,941,754
*   Acacia Research Corp.............................................  80,906     205,501
    ACCO Brands Corp................................................. 348,841   3,191,895
    Acme United Corp.................................................   7,309     151,011
    Actuant Corp., Class A........................................... 166,224   4,117,368
    Acuity Brands, Inc...............................................  83,144  10,375,540
*   Advanced Disposal Services, Inc.................................. 174,541   5,721,454
    Advanced Drainage Systems, Inc................................... 120,583   4,463,983
*   AECOM............................................................ 357,135  14,288,971
*   Aegion Corp......................................................  89,592   1,941,459
*   AeroCentury Corp.................................................   1,459       8,730
#*  Aerojet Rocketdyne Holdings, Inc................................. 202,908   8,771,713
#*  Aerovironment, Inc...............................................  63,762   3,696,921
    AGCO Corp........................................................ 226,129  17,341,833
    Air Lease Corp................................................... 345,744  15,205,821
#*  Air T, Inc.......................................................   6,373     110,317
*   Air Transport Services Group, Inc................................ 241,926   5,058,673
    Aircastle, Ltd................................................... 256,025   6,969,000
    Alamo Group, Inc.................................................  31,445   3,366,502
    Alaska Air Group, Inc............................................ 291,413  20,232,805
    Albany International Corp., Class A..............................  89,530   7,518,729
#   Allegiant Travel Co..............................................  55,123   9,223,732
    Allegion P.L.C................................................... 160,684  18,645,771
    Allied Motion Technologies, Inc..................................  38,843   1,470,596
    Allison Transmission Holdings, Inc............................... 311,510  13,584,951
*   Alpha Pro Tech, Ltd..............................................  28,782     103,615
#   Altra Industrial Motion Corp..................................... 147,273   4,536,008
    AMERCO...........................................................  36,617  14,831,350
#*  Ameresco, Inc., Class A..........................................  74,961   1,104,925
#   American Airlines Group, Inc..................................... 274,728   8,258,324
#*  American Superconductor Corp.....................................  28,108     220,086
*   American Woodmark Corp...........................................  65,428   6,487,840
    AMETEK, Inc...................................................... 294,465  26,987,717
*   AMREP Corp.......................................................  14,457      84,863
#   AO Smith Corp.................................................... 303,142  15,060,095
    Apogee Enterprises, Inc..........................................  93,540   3,511,492
    Applied Industrial Technologies, Inc............................. 132,507   7,929,219
*   ARC Document Solutions, Inc...................................... 130,947     178,088
#   ArcBest Corp.....................................................  42,847   1,237,850
    Arconic, Inc..................................................... 628,879  17,275,306
    Arcosa, Inc...................................................... 133,590   5,131,192
#   Argan, Inc.......................................................  74,946   2,836,706
*   Armstrong Flooring, Inc.......................................... 136,677     839,197
    Armstrong World Industries, Inc.................................. 120,336  11,255,026
*   Arotech Corp.....................................................  67,196     199,572
*   ASGN, Inc........................................................ 168,848  10,737,044
    Astec Industries, Inc............................................  75,894   2,663,120
*   Astronics Corp...................................................  66,985   1,938,546
*   Astronics Corp., Class B.........................................  38,887   1,127,723
*   Atkore International Group, Inc.................................. 169,754   5,890,464
#*  Atlas Air Worldwide Holdings, Inc................................  99,460   2,181,158
*   Avalon Holdings Corp., Class A...................................   7,402      16,965
*   Avis Budget Group, Inc........................................... 249,519   7,413,209
#*  Axon Enterprise, Inc.............................................  83,074   4,247,574
    AZZ, Inc.........................................................  82,700   3,207,933
#*  Babcock & Wilcox Enterprises, Inc................................  35,975     165,125
    Barnes Group, Inc................................................ 144,417   8,441,174

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U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Barrett Business Services, Inc...................................  22,529 $ 1,976,469
*   Beacon Roofing Supply, Inc....................................... 239,152   7,423,278
    BG Staffing, Inc.................................................  28,902     552,895
*   BMC Stock Holdings, Inc.......................................... 226,257   6,106,676
    Boeing Co. (The)................................................. 187,224  63,639,310
    Brady Corp., Class A............................................. 116,356   6,555,497
#   Briggs & Stratton Corp........................................... 199,972   1,473,794
    Brink's Co. (The)................................................ 117,096   9,948,476
*   Broadwind Energy, Inc............................................  19,832      32,524
*   Builders FirstSource, Inc........................................ 385,027   8,705,460
#   BWX Technologies, Inc............................................ 193,548  11,245,139
*   CAI International, Inc...........................................  70,205   1,668,773
    Carlisle Cos., Inc............................................... 103,718  15,793,140
*   Casella Waste Systems, Inc., Class A............................. 110,876   4,833,085
    Caterpillar, Inc................................................. 494,834  68,188,125
*   CBIZ, Inc........................................................ 176,820   4,839,563
*   CECO Environmental Corp.......................................... 107,924     740,359
#*  Celadon Group, Inc...............................................  71,433      70,004
#   CH Robinson Worldwide, Inc....................................... 166,187  12,570,385
*   Chart Industries, Inc............................................ 107,963   6,329,871
    Chicago Rivet & Machine Co.......................................     653      16,985
#*  Cimpress NV......................................................  61,446   8,118,246
#   Cintas Corp......................................................  93,919  25,233,218
*   CIRCOR International, Inc........................................  66,266   2,537,325
#*  Civeo Corp....................................................... 356,347     377,728
*   Clean Harbors, Inc............................................... 167,729  13,830,933
#*  Colfax Corp...................................................... 274,471   9,222,226
    Columbus McKinnon Corp...........................................  63,373   2,377,755
    Comfort Systems USA, Inc......................................... 127,256   6,414,975
*   Commercial Vehicle Group, Inc.................................... 147,761   1,077,178
    CompX International, Inc.........................................   9,138     133,963
*   Construction Partners, Inc., Class A.............................  81,819   1,400,741
*   Continental Building Products, Inc............................... 142,942   4,275,395
*   Continental Materials Corp.......................................   1,019      10,649
    Copa Holdings SA, Class A........................................  82,408   8,384,190
*   Copart, Inc...................................................... 331,246  27,374,169
#*  Cornerstone Building Brands, Inc................................. 273,187   1,707,419
    Costamare, Inc................................................... 274,203   2,155,236
*   CoStar Group, Inc................................................  21,363  11,739,396
#   Covanta Holding Corp............................................. 482,085   6,961,307
*   Covenant Transportation Group, Inc., Class A.....................  54,046     830,687
*   CPI Aerostructures, Inc..........................................  27,297     212,644
    CRA International, Inc...........................................  23,082   1,136,788
    Crane Co......................................................... 141,893  10,857,652
    CSW Industrials, Inc.............................................  50,720   3,510,838
    CSX Corp......................................................... 786,149  55,242,690
#   Cubic Corp.......................................................  91,414   6,740,868
    Cummins, Inc..................................................... 270,856  46,717,243
    Curtiss-Wright Corp.............................................. 130,041  17,588,045
#*  Daseke, Inc......................................................  12,186      32,780
    Deere & Co....................................................... 186,094  32,406,409
    Delta Air Lines, Inc............................................. 905,588  49,879,787
#   Deluxe Corp...................................................... 174,643   9,051,747
*   DLH Holdings Corp................................................  24,977     103,405
#   Donaldson Co., Inc............................................... 234,825  12,384,670
    Douglas Dynamics, Inc............................................  98,173   4,597,442
    Dover Corp....................................................... 216,673  22,510,158
*   Ducommun, Inc....................................................  34,501   1,710,560
*   DXP Enterprises, Inc.............................................  54,911   1,895,528

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
#*  Dycom Industries, Inc............................................   133,264 $ 6,075,506
#*  Eagle Bulk Shipping, Inc.........................................   160,808     697,907
    Eastern Co. (The)................................................    16,904     466,381
    Eaton Corp. P.L.C................................................   282,490  24,607,704
*   Echo Global Logistics, Inc.......................................    94,422   1,879,942
    Ecology and Environment, Inc., Class A...........................     3,767      56,957
    EMCOR Group, Inc.................................................   173,401  15,209,002
    Emerson Electric Co..............................................   354,519  24,869,508
    Encore Wire Corp.................................................    72,027   4,047,917
    EnerSys..........................................................   125,868   8,415,534
    Ennis, Inc.......................................................    82,957   1,625,128
    EnPro Industries, Inc............................................    72,206   5,021,927
    Equifax, Inc.....................................................    71,893   9,828,492
    ESCO Technologies, Inc...........................................    71,893   6,074,240
    Espey Manufacturing & Electronics Corp...........................     4,614     104,876
#   EVI Industries, Inc..............................................       100       3,439
#*  Evoqua Water Technologies Corp...................................    59,773   1,038,257
#*  ExOne Co. (The)..................................................    14,695      98,750
    Expeditors International of Washington, Inc......................   163,296  11,910,810
    Exponent, Inc....................................................   102,782   6,529,740
    Fastenal Co......................................................   517,162  18,586,802
    Federal Signal Corp..............................................   219,820   7,130,961
    FedEx Corp.......................................................   280,575  42,832,579
    Flowserve Corp...................................................   195,158   9,531,517
    Fluor Corp.......................................................   201,800   3,250,998
    Forrester Research, Inc..........................................    39,537   1,363,236
    Fortive Corp.....................................................   253,056  17,460,864
    Fortune Brands Home & Security, Inc..............................   296,090  17,780,204
    Forward Air Corp.................................................   102,184   7,068,067
*   Franklin Covey Co................................................    39,267   1,499,999
    Franklin Electric Co., Inc.......................................   129,582   6,977,991
#*  FreightCar America, Inc..........................................    57,837     193,176
*   FTI Consulting, Inc..............................................   152,362  16,587,651
#*  Gardner Denver Holdings, Inc.....................................   258,532   8,229,074
#   GATX Corp........................................................   103,421   8,227,141
#*  Genco Shipping & Trading, Ltd....................................   126,705   1,251,845
*   Gencor Industries, Inc...........................................    36,468     455,850
*   Generac Holdings, Inc............................................   208,498  20,136,737
    General Dynamics Corp............................................   147,386  26,057,845
    General Electric Co.............................................. 3,481,279  34,743,164
*   Genesee & Wyoming, Inc., Class A.................................   144,596  16,054,494
*   Gibraltar Industries, Inc........................................    86,381   4,598,061
*   GMS, Inc.........................................................   136,698   4,095,472
#   Golden Ocean Group, Ltd..........................................    20,259     115,881
*   Goldfield Corp. (The)............................................    86,077     195,395
    Gorman-Rupp Co. (The)............................................    93,221   3,443,584
*   GP Strategies Corp...............................................    61,912     687,223
    Graco, Inc.......................................................   284,783  12,872,192
#   GrafTech International, Ltd......................................   183,263   2,213,817
    Graham Corp......................................................    28,775     652,041
#   Granite Construction, Inc........................................   151,684   3,570,641
*   Great Lakes Dredge & Dock Corp...................................   336,571   3,618,138
#   Greenbrier Cos., Inc. (The)......................................   134,629   3,943,283
#   Griffon Corp.....................................................   157,775   3,362,185
    H&E Equipment Services, Inc......................................   142,203   4,826,370
*   Harsco Corp......................................................   264,142   5,354,158
#   Hawaiian Holdings, Inc...........................................   242,269   6,931,316
#*  HC2 Holdings, Inc................................................    31,208      73,651
*   HD Supply Holdings, Inc..........................................   430,992  17,041,424

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
#   Healthcare Services Group, Inc................................... 114,005 $ 2,777,162
#   Heartland Express, Inc........................................... 303,194   6,336,755
#   HEICO Corp.......................................................  89,361  11,021,786
    HEICO Corp., Class A............................................. 142,881  13,612,273
    Heidrick & Struggles International, Inc..........................  64,387   1,832,454
    Helios Technologies, Inc......................................... 102,104   4,046,382
*   Herc Holdings, Inc............................................... 110,953   4,910,780
*   Heritage-Crystal Clean, Inc......................................  59,582   1,581,306
    Herman Miller, Inc............................................... 208,791   9,708,781
*   Hertz Global Holdings, Inc....................................... 454,170   6,135,837
    Hexcel Corp...................................................... 305,271  22,779,322
*   Hill International, Inc.......................................... 165,456     471,550
    Hillenbrand, Inc................................................. 232,240   7,150,670
    HNI Corp......................................................... 160,736   6,107,968
    Honeywell International, Inc..................................... 379,638  65,574,872
*   Houston Wire & Cable Co..........................................  52,050     221,212
*   Hub Group, Inc., Class A......................................... 107,991   4,945,988
    Hubbell, Inc..................................................... 129,899  18,406,688
*   Hudson Global, Inc...............................................  24,717     276,830
#*  Hudson Technologies, Inc......................................... 376,938     237,358
    Huntington Ingalls Industries, Inc...............................  84,916  19,162,145
    Hurco Cos., Inc..................................................  19,185     667,446
*   Huron Consulting Group, Inc......................................  72,580   4,800,441
#*  Huttig Building Products, Inc....................................   4,965      10,526
    Hyster-Yale Materials Handling, Inc..............................  39,609   2,008,968
*   IAA Inc.......................................................... 438,905  16,744,226
    ICF International, Inc...........................................  51,293   4,395,297
    IDEX Corp........................................................  94,493  14,696,496
*   IES Holdings, Inc................................................  26,151     507,329
    Illinois Tool Works, Inc......................................... 217,413  36,651,484
    Ingersoll-Rand P.L.C............................................. 235,436  29,874,474
*   InnerWorkings, Inc............................................... 324,165   1,572,200
*   Innovative Solutions & Support, Inc..............................  32,517     142,424
    Insperity, Inc...................................................  96,564  10,200,055
    Insteel Industries, Inc..........................................  72,830   1,388,868
    Interface, Inc................................................... 203,890   3,390,691
    ITT, Inc......................................................... 248,892  14,796,629
    Jacobs Engineering Group, Inc.................................... 170,138  15,921,514
    JB Hunt Transport Services, Inc.................................. 145,316  17,083,349
*   JELD-WEN Holding, Inc............................................ 342,528   5,853,804
#*  JetBlue Airways Corp............................................. 880,966  17,002,644
#   John Bean Technologies Corp......................................  73,932   7,597,992
    Johnson Controls International P.L.C............................. 576,292  24,970,732
#   Kadant, Inc......................................................  36,866   3,347,433
    Kaman Corp.......................................................  91,609   5,374,700
    Kansas City Southern............................................. 127,913  18,007,592
#   KAR Auction Services, Inc........................................ 438,905  10,911,178
    Kelly Services, Inc., Class A.................................... 114,899   2,758,725
    Kelly Services, Inc., Class B....................................     683      15,900
    Kennametal, Inc.................................................. 269,042   8,326,850
    Kforce, Inc...................................................... 108,229   4,427,648
    Kimball International, Inc., Class B............................. 154,728   3,150,262
*   Kirby Corp....................................................... 145,361  11,506,777
#   Knight-Swift Transportation Holdings, Inc........................ 359,120  13,093,515
    Knoll, Inc....................................................... 196,123   5,244,329
    Korn Ferry....................................................... 179,507   6,586,112
#*  Kratos Defense & Security Solutions, Inc......................... 284,921   5,379,308
    L3Harris Technologies, Inc....................................... 204,998  42,293,137
    Landstar System, Inc.............................................  89,478  10,124,436

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
*   Lawson Products, Inc.............................................  22,431 $ 1,030,704
*   LB Foster Co., Class A...........................................  32,814     597,215
#   Lennox International, Inc........................................  50,067  12,384,573
*   Limbach Holdings, Inc............................................  45,634     204,440
    Lincoln Electric Holdings, Inc................................... 140,662  12,599,095
#   Lindsay Corp.....................................................  28,727   2,712,116
    Lockheed Martin Corp............................................. 150,388  56,648,152
*   LS Starrett Co. (The), Class A................................... 134,057     718,546
    LSC Communications, Inc.......................................... 105,046     102,420
    LSI Industries, Inc.............................................. 113,965     591,478
*   Lydall, Inc......................................................  57,610   1,127,428
#   Macquarie Infrastructure Corp.................................... 107,613   4,642,425
#*  Manitex International, Inc.......................................  53,223     295,920
*   Manitowoc Co., Inc. (The)........................................ 115,770   1,477,225
    ManpowerGroup, Inc............................................... 126,144  11,469,012
    Marten Transport, Ltd............................................ 175,818   3,808,218
    Masco Corp....................................................... 298,935  13,825,744
*   Masonite International Corp......................................  93,417   5,736,738
#*  MasTec, Inc...................................................... 272,963  17,180,291
*   Mastech Digital, Inc.............................................  17,572     131,263
    Matson, Inc...................................................... 171,840   6,560,851
#   Matthews International Corp., Class A............................ 107,399   3,971,615
    McGrath RentCorp.................................................  93,741   7,153,376
*   Mercury Systems, Inc............................................. 106,468   7,842,433
*   Meritor, Inc..................................................... 307,527   6,774,820
*   Mesa Air Group, Inc..............................................  50,095     381,724
*   Middleby Corp. (The)............................................. 124,811  15,095,890
*   Milacron Holdings Corp........................................... 240,765   4,025,591
    Miller Industries, Inc...........................................  16,917     608,166
*   Mistras Group, Inc...............................................  93,881   1,455,155
    Mobile Mini, Inc................................................. 145,080   5,457,910
    Moog, Inc., Class A.............................................. 107,607   9,007,782
*   MRC Global, Inc.................................................. 309,414   3,514,943
#   MSA Safety, Inc..................................................  73,042   8,770,153
    MSC Industrial Direct Co., Inc., Class A......................... 151,674  11,104,054
    Mueller Industries, Inc.......................................... 197,549   6,078,583
    Mueller Water Products, Inc., Class A............................ 555,504   6,499,397
*   MYR Group, Inc...................................................  63,726   2,192,812
#   National Presto Industries, Inc..................................  18,263   1,572,262
*   Navistar International Corp...................................... 158,876   4,969,641
    Nielsen Holdings P.L.C........................................... 440,896   8,888,463
*   NL Industries, Inc............................................... 316,582   1,307,484
#   NN, Inc.......................................................... 167,884   1,212,122
    Nordson Corp..................................................... 129,800  20,353,938
    Norfolk Southern Corp............................................ 273,828  49,836,696
    Northrop Grumman Corp............................................ 102,349  36,075,976
*   Northwest Pipe Co................................................  17,456     532,408
#*  NOW, Inc......................................................... 392,011   4,131,796
#*  NV5 Global, Inc..................................................  33,952   2,459,143
    nVent Electric P.L.C............................................. 200,418   4,621,639
#   Old Dominion Freight Line, Inc................................... 216,866  39,486,961
#   Omega Flex, Inc..................................................   8,973     833,143
*   Orion Energy Systems, Inc........................................  20,054      58,357
*   Orion Group Holdings, Inc........................................ 152,683     748,147
    Oshkosh Corp..................................................... 227,905  19,458,529
    Owens Corning.................................................... 261,607  16,031,277
    PACCAR, Inc...................................................... 587,901  44,715,750
*   PAM Transportation Services, Inc.................................  17,066     977,882
    Pangaea Logistics Solutions, Ltd.................................  74,703     241,291

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Park Aerospace Corp..............................................  73,802 $ 1,253,896
    Parker-Hannifin Corp............................................. 177,870  32,637,366
    Park-Ohio Holdings Corp..........................................  40,401   1,242,735
*   Patrick Industries, Inc.......................................... 110,000   5,435,100
*   Patriot Transportation Holding, Inc..............................   7,392     133,056
*   Pendrell Corp....................................................       1     175,050
    Pentair P.L.C.................................................... 391,140  16,220,576
*   Performant Financial Corp........................................ 141,785     146,039
*   Perma-Fix Environmental Services.................................  20,738      98,505
*   Perma-Pipe International Holdings, Inc...........................  16,930     150,338
*   PGT Innovations, Inc............................................. 253,863   4,483,221
*   PICO Holdings, Inc...............................................  40,315     434,596
*   Pioneer Power Solutions, Inc.....................................   8,200      29,028
#   Pitney Bowes, Inc................................................ 358,191   1,576,040
#*  Polar Power, Inc.................................................   7,020      20,147
    Powell Industries, Inc...........................................  40,237   1,575,681
    Preformed Line Products Co.......................................  15,573     850,286
    Primoris Services Corp........................................... 171,864   3,512,900
*   Proto Labs, Inc..................................................  45,078   4,371,214
#   Quad/Graphics, Inc............................................... 164,803     746,558
    Quanex Building Products Corp.................................... 116,781   2,252,705
    Quanta Services, Inc............................................. 417,610  17,560,500
*   Quest Resource Holding Corp......................................  14,300      33,891
*   Radiant Logistics, Inc........................................... 150,027     808,646
    Raven Industries, Inc............................................  98,205   3,425,390
    Raytheon Co...................................................... 166,053  35,238,107
*   RBC Bearings, Inc................................................  57,016   9,147,647
*   RCM Technologies, Inc............................................  15,191      45,725
#*  Red Violet, Inc..................................................   3,910      62,130
    Regal Beloit Corp................................................ 121,726   9,013,810
    Republic Services, Inc........................................... 394,156  34,492,592
*   Resideo Technologies, Inc........................................ 153,251   1,460,482
    Resources Connection, Inc........................................ 101,821   1,491,678
#   REV Group, Inc................................................... 192,196   2,390,918
*   Rexnord Corp..................................................... 346,718   9,808,652
    Robert Half International, Inc................................... 218,423  12,509,085
    Rockwell Automation, Inc......................................... 126,860  21,818,651
#   Rollins, Inc..................................................... 231,415   8,819,226
    Roper Technologies, Inc..........................................  48,407  16,311,223
    Rush Enterprises, Inc., Class A.................................. 101,189   4,420,947
    Rush Enterprises, Inc., Class B..................................  12,937     555,256
    Ryder System, Inc................................................ 225,145  10,948,801
*   Saia, Inc........................................................  88,327   7,878,768
    Schneider National, Inc., Class B................................  36,225     828,466
    Scorpio Bulkers, Inc............................................. 220,749   1,434,868
#*  Sensata Technologies Holding P.L.C............................... 385,826  19,750,433
    Servotronics, Inc................................................   1,473      15,216
*   SIFCO Industries, Inc............................................   7,118      18,151
#   Simpson Manufacturing Co., Inc................................... 118,544   9,796,476
#*  SiteOne Landscape Supply, Inc....................................  64,621   5,690,525
    SkyWest, Inc..................................................... 181,653  10,817,436
#   Snap-on, Inc.....................................................  71,861  11,689,629
    Southwest Airlines Co............................................ 770,378  43,241,317
*   SP Plus Corp.....................................................  71,868   3,174,410
    Spartan Motors, Inc.............................................. 104,797   1,830,804
    Spirit AeroSystems Holdings, Inc., Class A....................... 235,393  19,259,855
*   Spirit Airlines, Inc............................................. 245,559   9,223,196
*   SPX Corp......................................................... 120,388   5,482,470
*   SPX FLOW, Inc.................................................... 142,882   6,469,697

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
    Standex International Corp.......................................  37,419 $  2,835,612
    Stanley Black & Decker, Inc...................................... 149,477   22,620,354
    Steelcase, Inc., Class A......................................... 295,033    5,154,227
#*  Stericycle, Inc.................................................. 118,761    6,840,634
*   Sterling Construction Co., Inc...................................  87,925    1,428,342
#*  Sunrun, Inc...................................................... 371,466    5,772,582
    Systemax, Inc....................................................  77,695    1,681,320
*   Taylor Devices, Inc..............................................   4,452       46,523
#*  Team, Inc........................................................ 190,024    3,450,836
#*  Tecogen, Inc.....................................................  36,757       92,260
*   Teledyne Technologies, Inc.......................................  68,114   22,450,374
#   Tennant Co.......................................................  60,397    4,676,540
    Terex Corp....................................................... 227,006    6,254,015
    Tetra Tech, Inc.................................................. 153,872   13,459,184
#*  Textainer Group Holdings, Ltd.................................... 176,777    1,829,642
    Textron, Inc..................................................... 334,178   15,402,264
*   Thermon Group Holdings, Inc......................................  91,876    2,189,405
    Timken Co. (The)................................................. 202,283    9,911,867
    Titan International, Inc......................................... 380,599    1,016,199
*   Titan Machinery, Inc.............................................  72,086    1,196,628
    Toro Co. (The)................................................... 194,335   14,989,059
#*  TPI Composites, Inc.............................................. 104,618    2,147,808
*   Transcat, Inc....................................................  24,364      763,568
    TransDigm Group, Inc.............................................  32,935   17,333,032
    TransUnion....................................................... 132,493   10,946,572
#*  Trex Co., Inc.................................................... 112,845    9,917,947
*   TriMas Corp...................................................... 146,331    4,729,418
*   TriNet Group, Inc................................................ 173,616    9,199,912
#   Trinity Industries, Inc.......................................... 413,037    8,169,872
    Triton International, Ltd........................................ 261,904    9,611,877
#   Triumph Group, Inc............................................... 166,241    3,452,826
*   TrueBlue, Inc.................................................... 136,808    3,132,903
#*  Tutor Perini Corp................................................ 171,364    2,651,001
*   Twin Disc, Inc...................................................  39,102      420,738
#*  U.S. Xpress Enterprises, Inc., Class A...........................  24,668      128,027
*   Ultralife Corp...................................................  44,133      381,309
    UniFirst Corp....................................................  34,079    6,844,426
    Union Pacific Corp............................................... 618,468  102,331,715
*   United Airlines Holdings, Inc.................................... 492,644   44,751,781
    United Parcel Service, Inc., Class B............................. 399,151   45,970,221
*   United Rentals, Inc.............................................. 156,204   20,864,168
    United Technologies Corp......................................... 618,500   88,804,230
#*  Univar Solutions, Inc............................................ 204,231    4,382,797
    Universal Forest Products, Inc................................... 211,207   10,636,385
    Universal Logistics Holdings, Inc................................  79,066    1,490,789
#   US Ecology, Inc..................................................  72,529    4,513,480
#*  USA Truck, Inc...................................................  28,309      224,490
    Valmont Industries, Inc..........................................  58,386    8,009,975
*   Vectrus, Inc.....................................................  35,667    1,630,339
    Verisk Analytics, Inc............................................ 146,280   21,166,716
#*  Veritiv Corp.....................................................  85,781    1,170,053
    Viad Corp........................................................  74,716    4,559,170
#*  Vicor Corp.......................................................  42,483    1,544,257
    Virco Manufacturing Corp.........................................  31,667      124,135
*   VirTra, Inc......................................................   3,600       10,620
*   Volt Information Sciences, Inc................................... 358,231    1,060,364
    VSE Corp.........................................................  33,889    1,302,015
#   Wabash National Corp............................................. 237,922    3,392,768
*   WABCO Holdings, Inc.............................................. 120,105   16,168,535

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE+
                                                                       --------- --------------
INDUSTRIALS -- (Continued)
#    Wabtec Corp......................................................   156,909 $   10,884,777
     Waste Management, Inc............................................   320,435     35,956,011
#    Watsco, Inc......................................................    70,972     12,512,364
     Watsco, Inc., Class B............................................     4,958        882,598
     Watts Water Technologies, Inc., Class A..........................    73,495      6,853,409
#*   Welbilt, Inc.....................................................   339,476      6,436,465
#    Werner Enterprises, Inc..........................................   245,639      8,965,823
*    Wesco Aircraft Holdings, Inc.....................................   331,984      3,658,464
*    WESCO International, Inc.........................................   161,304      8,089,396
#*   Willdan Group, Inc...............................................    27,649        837,765
*    Williams Industrial Services Group, Inc..........................    13,727         20,865
*    Willis Lease Finance Corp........................................     8,926        486,556
#*   WillScot Corp....................................................   263,642      4,154,998
     Woodward, Inc....................................................   170,996     18,238,433
     WW Grainger, Inc.................................................    68,417     21,129,906
#*   XPO Logistics, Inc...............................................   310,199     23,699,204
     Xylem, Inc.......................................................   267,956     20,549,546
#*   YRC Worldwide, Inc...............................................   141,252        473,194
                                                                                 --------------
TOTAL INDUSTRIALS.....................................................            3,895,118,027
                                                                                 --------------
INFORMATION TECHNOLOGY -- (19.5%)
#*   2U, Inc..........................................................    30,097        539,489
#*   3D Systems Corp..................................................   310,876      2,950,213
*    Acacia Communications, Inc.......................................    90,051      5,912,749
     Accenture P.L.C., Class A........................................   433,431     80,366,776
*    ACI Worldwide, Inc...............................................   283,440      8,897,182
#*   ACM Research, Inc., Class A......................................     4,181         52,639
*>>  Actua Corp.......................................................    16,946          7,541
*    ADDvantage Technologies Group, Inc...............................     7,817         17,666
#*   Adesto Technologies Corp.........................................    66,840        612,254
*    Adobe, Inc.......................................................    76,145     21,162,980
     ADTRAN, Inc......................................................   304,802      2,685,306
*    Advanced Energy Industries, Inc..................................   129,143      7,632,351
#*   Advanced Micro Devices, Inc......................................   266,947      9,057,512
#*   Aehr Test Systems................................................    13,278         22,174
*    Agilysys, Inc....................................................    65,901      1,660,046
*    Airgain, Inc.....................................................    21,069        239,555
*    Akamai Technologies, Inc.........................................   216,204     18,701,646
#*   Alarm.com Holdings, Inc..........................................    21,327      1,053,554
*    Alithya Group, Inc., Class A.....................................    39,261        106,790
*    ALJ Regional Holdings, Inc.......................................    58,527         68,477
     Alliance Data Systems Corp.......................................    91,973      9,197,300
*    Alpha & Omega Semiconductor, Ltd.................................    98,949      1,292,274
#*   Altair Engineering, Inc., Class A................................     3,226        118,943
#*   Alteryx, Inc., Class A...........................................    11,251      1,029,466
*    Ambarella, Inc...................................................    84,310      4,437,235
     Amdocs, Ltd......................................................   152,769      9,960,539
     American Software, Inc., Class A.................................    69,802      1,131,490
*    Amkor Technology, Inc............................................   794,297      9,873,112
     Amphenol Corp., Class A..........................................   233,564     23,433,476
#*   Amtech Systems, Inc..............................................    49,420        282,682
     Analog Devices, Inc..............................................   221,331     23,600,525
*    Anixter International, Inc.......................................   116,150      9,611,412
*    ANSYS, Inc.......................................................    65,096     14,330,884
#*   Appfolio, Inc., Class A..........................................    19,149      1,861,857
     Apple, Inc....................................................... 4,365,689  1,086,008,796
     Applied Materials, Inc...........................................   808,235     43,854,831
#*   Applied Optoelectronics, Inc.....................................    42,626        398,979
*    Arista Networks, Inc.............................................    39,367      9,627,987

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Arlo Technologies, Inc...........................................   291,194 $    992,972
*   Arrow Electronics, Inc...........................................   191,910   15,214,625
*   Aspen Technology, Inc............................................   122,340   14,082,557
    AstroNova, Inc...................................................    16,656      264,164
#*  Asure Software, Inc..............................................    20,330      183,682
*   Atlassian Corp. P.L.C., Class A..................................    15,287    1,846,517
#*  Atomera, Inc.....................................................     6,042       20,362
*   Autodesk, Inc....................................................    52,649    7,758,357
    Automatic Data Processing, Inc...................................   268,708   43,592,499
*   Avalara, Inc.....................................................    16,046    1,139,266
#*  Avaya Holdings Corp..............................................   357,733    4,324,992
*   Aviat Networks, Inc..............................................    32,377      447,126
#*  Avid Technology, Inc.............................................   118,902      803,183
    Avnet, Inc.......................................................   245,219    9,700,864
    AVX Corp.........................................................   287,483    4,404,240
*   Aware, Inc.......................................................    51,506      137,006
*   Axcelis Technologies, Inc........................................   106,427    2,040,206
*   AXT, Inc.........................................................   149,590      466,721
#   Badger Meter, Inc................................................   103,506    5,982,647
    Bel Fuse, Inc., Class A..........................................     4,354       58,344
    Bel Fuse, Inc., Class B..........................................    29,674      436,505
#   Belden, Inc......................................................   142,317    7,298,016
    Benchmark Electronics, Inc.......................................   110,326    3,740,051
*   BK Technologies Corp.............................................    24,446       87,321
*   Black Knight, Inc................................................   166,205   10,670,361
    Blackbaud, Inc...................................................    79,106    6,640,949
    Booz Allen Hamilton Holding Corp.................................   263,412   18,536,302
*   Bottomline Technologies De, Inc..................................    59,841    2,450,489
*   Brightcove, Inc..................................................    18,100      172,131
    Broadcom, Inc....................................................   244,537   71,612,660
    Broadridge Financial Solutions, Inc..............................   137,286   17,190,953
#*  BroadVision, Inc.................................................     6,453       16,068
#   Brooks Automation, Inc...........................................   195,394    8,298,383
*   BSQUARE Corp.....................................................    30,337       32,764
    Cabot Microelectronics Corp......................................    45,432    6,865,684
*   CACI International, Inc., Class A................................    71,512   16,000,810
*   Cadence Design Systems, Inc......................................   246,642   16,118,055
*   CalAmp Corp......................................................    90,836    1,019,180
*   Calix, Inc.......................................................   197,897    1,513,912
#*  Carbonite, Inc...................................................    90,721    1,557,680
#*  Cardtronics P.L.C., Class A......................................   162,995    5,584,209
    Cass Information Systems, Inc....................................    38,973    2,233,543
*   CCUR Holdings, Inc...............................................    14,271       50,662
    CDK Global, Inc..................................................   150,996    7,631,338
    CDW Corp.........................................................   201,974   25,834,494
    Cerence Inc......................................................    77,484    1,201,002
#*  Ceridian HCM Holding, Inc........................................    20,300      979,475
*   CEVA, Inc........................................................    56,769    1,545,252
*   ChannelAdvisor Corp..............................................    65,263      614,125
*   Ciena Corp.......................................................   293,050   10,878,016
*   Cirrus Logic, Inc................................................   190,103   12,919,400
    Cisco Systems, Inc............................................... 3,687,066  175,172,506
*   Cision, Ltd......................................................   224,088    2,256,566
    Citrix Systems, Inc..............................................   121,730   13,251,528
*   Clearfield, Inc..................................................    29,727      366,534
#*  ClearOne, Inc....................................................    25,978       38,967
#*  Coda Octopus Group, Inc..........................................    22,446      164,754
    Cognex Corp......................................................   188,281    9,694,589
    Cognizant Technology Solutions Corp., Class A....................   490,003   29,860,783

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Coherent, Inc....................................................  58,189 $ 8,665,506
#   Cohu, Inc........................................................ 135,578   2,253,306
#*  CommScope Holding Co., Inc....................................... 368,829   4,130,885
    Communications Systems, Inc......................................  31,610     188,079
*   CommVault Systems, Inc...........................................  24,757   1,229,680
*   Computer Task Group, Inc.........................................  63,240     340,864
    Comtech Telecommunications Corp..................................  43,970   1,536,751
*   Conduent, Inc.................................................... 574,765   3,552,048
*   CoreLogic, Inc................................................... 277,859  11,250,511
*   Cornerstone OnDemand Inc.........................................  31,989   1,873,596
    Corning, Inc..................................................... 728,362  21,581,366
#*  Coupa Software, Inc..............................................  11,103   1,526,551
*   Cree, Inc........................................................ 311,919  14,887,894
#   CSG Systems International, Inc................................... 115,290   6,645,316
    CSP, Inc.........................................................   5,597      69,515
    CTS Corp.........................................................  89,408   2,385,405
*   CyberOptics Corp.................................................  16,840     309,519
    Cypress Semiconductor Corp....................................... 816,734  19,005,400
    Daktronics, Inc.................................................. 142,338     976,439
#*  DASAN Zhone Solutions, Inc.......................................  57,252     431,394
*   Data I/O Corp....................................................  16,306      59,517
*   Dell Technologies, Inc., Class C.................................  94,380   4,991,758
#*  Diebold Nixdorf, Inc............................................. 160,428   1,122,996
*   Digi International, Inc..........................................  83,230   1,200,177
#*  Digital Turbine, Inc.............................................  11,711      81,860
*   Diodes, Inc...................................................... 168,213   7,847,136
*   DocuSign, Inc....................................................  28,965   1,917,193
    Dolby Laboratories, Inc., Class A................................ 128,158   8,244,404
*   Dropbox, Inc., Class A........................................... 100,144   1,984,854
*   DSP Group, Inc...................................................  69,333   1,033,755
    DXC Technology Co................................................ 398,972  11,039,555
*   Eastman Kodak Co.................................................   4,326      11,550
#   Ebix, Inc........................................................  97,283   4,147,174
*   EchoStar Corp., Class A.......................................... 134,878   5,260,242
*   eGain Corp.......................................................  32,408     243,870
*   EMCORE Corp......................................................  72,739     216,035
*   Endurance International Group Holdings, Inc...................... 190,864     748,187
#*  Enphase Energy Inc............................................... 173,456   3,370,250
    Entegris, Inc.................................................... 407,589  19,564,272
#*  Envestnet, Inc...................................................  45,214   2,825,423
*   EPAM Systems, Inc................................................  47,562   8,369,009
*   ePlus, Inc.......................................................  47,487   3,710,159
*   Euronet Worldwide, Inc...........................................  94,787  13,276,815
    EVERTEC, Inc..................................................... 157,139   4,806,882
#*  Evo Payments, Inc., Class A......................................  24,028     683,116
#*  Evolving Systems, Inc............................................   6,501       8,126
*   ExlService Holdings, Inc.........................................  91,944   6,402,061
*   Extreme Networks, Inc............................................   8,969      57,760
*   F5 Networks, Inc.................................................  69,318   9,987,337
*   Fabrinet......................................................... 130,535   7,339,983
*   Fair Isaac Corp..................................................  75,354  22,910,630
*   FARO Technologies, Inc...........................................  54,889   2,617,107
    Fidelity National Information Services, Inc...................... 343,483  45,257,320
#*  Finjan Holdings, Inc.............................................  67,712     130,007
#*  FireEye, Inc..................................................... 107,629   1,704,843
#*  First Solar, Inc................................................. 266,957  13,825,703
*   Fiserv, Inc...................................................... 358,003  37,998,438
#*  Fitbit, Inc., Class A............................................ 715,565   4,422,192
*   FleetCor Technologies, Inc....................................... 132,431  38,963,849

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Flex, Ltd........................................................ 1,231,494 $ 14,470,054
    FLIR Systems, Inc................................................   235,291   12,131,604
*   FormFactor, Inc..................................................   210,095    4,586,374
*   Fortinet, Inc....................................................   101,430    8,272,631
*   Frequency Electronics, Inc.......................................    21,539      254,160
*   Gartner, Inc.....................................................    60,637    9,342,949
#*  Genasys, Inc.....................................................    60,454      205,544
    Genpact, Ltd.....................................................   465,517   18,234,301
    Global Payments, Inc.............................................   225,030   38,070,575
    GlobalSCAPE, Inc.................................................    44,983      436,335
#*  Globant SA.......................................................    37,378    3,485,872
*   GoDaddy, Inc., Class A...........................................    94,001    6,112,885
*   GSE Systems, Inc.................................................    28,592       37,455
*   GSI Technology, Inc..............................................    60,553      473,524
#*  GTT Communications, Inc..........................................   164,251    1,236,810
#*  Guidewire Software, Inc..........................................    68,219    7,691,010
    Hackett Group, Inc. (The)........................................   117,534    1,987,500
#*  Harmonic, Inc....................................................   318,882    2,480,902
    Hewlett Packard Enterprise Co.................................... 1,848,065   30,326,747
    HP, Inc..........................................................   905,720   15,732,356
*   HubSpot, Inc.....................................................     9,348    1,449,875
*   Ichor Holdings, Ltd..............................................    71,200    2,072,632
*   Identiv, Inc.....................................................    26,728      130,433
*   IEC Electronics Corp.............................................    19,660      130,346
#*  II-VI, Inc.......................................................   242,172    8,028,002
#*  Image Sensing Systems, Inc.......................................     1,872        9,603
#*  Immersion Corp...................................................    94,602      777,628
#*  Infinera Corp....................................................   568,322    3,176,920
*   Information Services Group, Inc..................................   115,883      250,307
*   Innodata, Inc....................................................    83,717      104,646
*   Inphi Corp.......................................................    65,222    4,688,157
#*  Inseego Corp.....................................................    32,660      187,142
*   Insight Enterprises, Inc.........................................   111,365    6,835,584
    Intel Corp....................................................... 5,141,165  290,630,057
*   Intellicheck, Inc................................................    15,600       83,616
#*  Intelligent Systems Corp.........................................       729       32,929
    InterDigital, Inc................................................   142,867    7,661,957
#*  Internap Corp....................................................    49,402      117,577
    International Business Machines Corp.............................   689,744   92,239,465
*   inTEST Corp......................................................    24,960      119,808
*   Intevac, Inc.....................................................    62,346      360,360
    Intuit, Inc......................................................   114,982   29,607,865
#*  IPG Photonics Corp...............................................   103,191   13,856,487
#*  Issuer Direct Corp...............................................     7,605       79,852
*   Iteris, Inc......................................................    78,890      422,850
*   Itron, Inc.......................................................   104,462    7,966,272
#   j2 Global, Inc...................................................   168,255   15,977,495
    Jabil, Inc.......................................................   556,234   20,480,536
    Jack Henry & Associates, Inc.....................................    91,039   12,887,481
    Juniper Networks, Inc............................................   375,352    9,316,237
    KBR, Inc.........................................................   486,471   13,699,023
#   KEMET Corp.......................................................   194,143    4,220,669
*   Key Tronic Corp..................................................    22,454      134,050
*   Keysight Technologies, Inc.......................................   296,150   29,884,496
*   Kimball Electronics, Inc.........................................    43,092      640,347
    KLA Corp.........................................................   205,681   34,768,316
*   Knowles Corp.....................................................   300,183    6,477,949
#*  Kopin Corp.......................................................   125,217       69,746
    Kulicke & Soffa Industries, Inc..................................   226,475    5,377,649

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   KVH Industries, Inc..............................................    52,470 $    536,243
    Lam Research Corp................................................   284,426   77,090,823
#*  Lantronix, Inc...................................................    35,760      110,856
*   Lattice Semiconductor Corp.......................................   305,112    5,977,144
    Leidos Holdings, Inc.............................................   192,635   16,610,916
*   LGL Group, Inc. (The)............................................     6,640       70,729
*   Lightpath Technologies, Inc., Class A............................    26,429       18,236
*   Limelight Networks, Inc..........................................   294,353    1,242,170
    Littelfuse, Inc..................................................    60,054   10,543,681
#*  LiveRamp Holdings, Inc...........................................   181,640    7,100,308
    LogMeIn, Inc.....................................................   114,329    7,509,129
#*  Lumentum Holdings, Inc...........................................    94,336    5,911,094
*   Luna Innovations, Inc............................................    65,839      397,009
#*  MACOM Technology Solutions Holdings, Inc.........................   201,469    4,581,405
#*  MagnaChip Semiconductor Corp.....................................    69,402      886,264
*   Majesco..........................................................     1,419       12,218
*   Manhattan Associates, Inc........................................   174,228   13,058,389
    ManTech International Corp., Class A.............................   100,594    7,965,033
*   Marin Software, Inc..............................................     7,995       15,750
    Marvell Technology Group, Ltd....................................   777,058   18,952,445
    Mastercard, Inc., Class A........................................   649,786  179,867,263
    Maxim Integrated Products, Inc...................................   245,282   14,388,242
    MAXIMUS, Inc.....................................................   197,740   15,174,568
#*  MaxLinear, Inc...................................................   190,511    3,612,089
    Methode Electronics, Inc.........................................   123,544    4,249,914
#   Microchip Technology, Inc........................................   215,225   20,293,565
*   Micron Technology, Inc........................................... 1,627,340   77,380,017
    Microsoft Corp................................................... 4,772,363  684,213,683
*   MicroStrategy, Inc., Class A.....................................    25,310    3,878,757
*   Mimecast, Ltd....................................................    15,995      635,161
#*  Mitek Systems, Inc...............................................    69,635      671,281
    MKS Instruments, Inc.............................................   139,302   15,075,262
#*  MoneyGram International, Inc.....................................   310,906    1,231,188
#*  MongoDB, Inc.....................................................     9,241    1,180,723
    Monolithic Power Systems, Inc....................................    43,265    6,486,289
    Motorola Solutions, Inc..........................................   106,458   17,706,095
    MTS Systems Corp.................................................    59,855    3,380,610
#*  Napco Security Technologies, Inc.................................    32,495      986,548
    National Instruments Corp........................................   212,091    8,778,446
#*  NCR Corp.........................................................   315,734    9,222,590
*   NeoPhotonics Corp................................................   205,577    1,352,697
    NetApp, Inc......................................................   332,721   18,592,449
*   NETGEAR, Inc.....................................................   101,143    2,748,055
#*  Netscout Systems, Inc............................................   246,133    5,961,341
*   NetSol Technologies, Inc.........................................    27,104      141,212
    Network-1 Technologies, Inc......................................    57,475      128,744
#*  New Relic, Inc...................................................    10,495      672,310
    NIC, Inc.........................................................   150,095    3,530,234
    NortonLifeLock Inc...............................................   325,076    7,437,739
#*  Novanta, Inc.....................................................   102,705    9,145,880
*   Nuance Communications, Inc.......................................   619,874   10,116,344
#*  Nutanix, Inc., Class A...........................................     2,606       76,147
    NVE Corp.........................................................     3,815      237,484
    NVIDIA Corp......................................................   199,887   40,181,285
#*  Okta, Inc........................................................    20,948    2,284,798
*   ON Semiconductor Corp............................................ 1,105,395   22,550,058
#*  One Stop Systems, Inc............................................    12,010       27,983
*   OneSpan, Inc.....................................................   103,499    1,936,466
*   Onto Innovation Inc..............................................   166,770    5,369,998

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Optical Cable Corp...............................................     8,150 $     24,042
    Oracle Corp...................................................... 1,923,737  104,824,429
#*  OSI Systems, Inc.................................................    58,244    5,780,135
#*  Palo Alto Networks, Inc..........................................    16,166    3,675,987
#*  PAR Technology Corp..............................................    44,002    1,102,690
    Paychex, Inc.....................................................   229,100   19,161,924
#*  Paycom Software, Inc.............................................    98,690   20,875,896
*   Paylocity Holding Corp...........................................    56,050    5,750,730
*   PayPal Holdings, Inc.............................................   207,116   21,560,776
    PC Connection, Inc...............................................    79,209    3,868,568
    PC-Tel, Inc......................................................   276,687    1,978,312
*   PDF Solutions, Inc...............................................   103,242    1,668,391
#   Pegasystems, Inc.................................................    93,527    7,034,166
*   Perceptron, Inc..................................................    29,758      134,953
#*  Perficient, Inc..................................................   130,703    5,123,558
    Perspecta, Inc...................................................   225,111    5,974,446
*   PFSweb, Inc......................................................    51,031      159,217
*   Photronics, Inc..................................................   500,002    5,900,024
*   Pivotal Software, Inc., Class A..................................    73,758    1,104,157
*   Pixelworks, Inc..................................................    77,861      302,879
#   Plantronics, Inc.................................................    76,671    3,022,371
*   Plexus Corp......................................................   105,915    7,831,355
    Power Integrations, Inc..........................................    67,825    6,179,536
#*  Powerfleet, Inc..................................................    31,472      186,314
    Presidio, Inc....................................................   212,580    3,528,828
*   PRGX Global, Inc.................................................    68,278      341,390
    Progress Software Corp...........................................   159,533    6,362,176
*   Proofpoint, Inc..................................................    11,418    1,317,295
*   PTC, Inc.........................................................    77,718    5,200,111
#*  Pure Storage, Inc., Class A......................................   139,649    2,717,570
    QAD, Inc., Class A...............................................    21,895    1,017,680
    QAD, Inc., Class B...............................................     5,440      198,288
*   Qorvo, Inc.......................................................   178,581   14,440,060
    QUALCOMM, Inc....................................................   817,724   65,777,719
*   Qualstar Corp....................................................     1,349        7,150
#*  Qualys, Inc......................................................    55,872    4,767,558
*   Qumu Corp........................................................     8,979       26,668
*   Rambus, Inc......................................................   363,052    5,026,455
#*  RealNetworks, Inc................................................   647,249    1,048,543
#*  RealPage, Inc....................................................    80,293    4,861,741
    RF Industries, Ltd...............................................    19,118      113,561
*   Ribbon Communications, Inc.......................................   343,948    1,475,537
    Richardson Electronics, Ltd......................................    28,703      165,616
*   RingCentral, Inc., Class A.......................................     9,558    1,543,808
*   Rogers Corp......................................................    47,683    6,460,093
*   Rubicon Technology, Inc..........................................     1,435       12,284
    Sabre Corp.......................................................   544,841   12,792,867
#*  SailPoint Technologies Holding, Inc..............................    47,781      925,040
*   salesforce.com, Inc..............................................   113,618   17,780,081
*   Sanmina Corp.....................................................   236,130    7,256,275
    Sapiens International Corp. NV...................................    52,324    1,105,606
*   ScanSource, Inc..................................................    85,232    2,752,994
    Science Applications International Corp..........................   127,044   10,496,375
*   Seachange International, Inc.....................................   595,566    1,792,654
    Seagate Technology P.L.C.........................................   322,951   18,740,847
#*  SecureWorks Corp., Class A.......................................    12,468      151,611
*   Semtech Corp.....................................................   159,532    8,049,985
*   ServiceNow, Inc..................................................    17,178    4,247,432
*   ServiceSource International, Inc.................................    89,294      111,617

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  SharpSpring, Inc.................................................   9,427 $     96,061
*   Sigmatron International, Inc.....................................   9,201       38,000
*   Silicon Laboratories, Inc........................................  75,965    8,070,522
    Skyworks Solutions, Inc.......................................... 295,071   26,869,165
#*  SMART Global Holdings, Inc.......................................  74,007    2,198,008
*   Smith Micro Software, Inc........................................   7,387       36,122
#*  SMTC Corp........................................................  42,619       87,795
#*  SolarEdge Technologies, Inc...................................... 156,840   13,325,126
*   Splunk, Inc......................................................  25,342    3,040,026
*   SPS Commerce, Inc................................................  54,076    2,853,590
#*  Square, Inc., Class A............................................  42,392    2,604,141
    SS&C Technologies Holdings, Inc.................................. 242,355   12,604,884
#*  StarTek, Inc.....................................................  79,592      517,348
*   Steel Connect, Inc............................................... 209,541      326,884
#*  Stratasys, Ltd................................................... 179,562    3,713,342
*   Super Micro Computer, Inc........................................  99,071    2,048,788
*   Support.com, Inc.................................................  33,595       55,096
*   Sykes Enterprises, Inc........................................... 146,549    4,527,631
#*  Synacor, Inc.....................................................  27,065       40,597
#*  Synaptics, Inc................................................... 117,642    4,953,905
#*  Synchronoss Technologies, Inc.................................... 203,451    1,220,706
    SYNNEX Corp...................................................... 158,296   18,637,771
*   Synopsys, Inc.................................................... 121,669   16,516,567
    TE Connectivity, Ltd............................................. 318,520   28,507,540
#*  Tech Data Corp................................................... 105,890   12,865,635
*   Telaria, Inc..................................................... 104,029      787,500
*   Telenav, Inc..................................................... 132,087      622,130
*   Teradata Corp.................................................... 321,064    9,609,445
    Teradyne, Inc.................................................... 373,010   22,835,672
    TESSCO Technologies, Inc.........................................  25,094      333,499
    Texas Instruments, Inc........................................... 586,826   69,239,600
    TiVo Corp........................................................ 372,183    3,029,570
#*  Trade Desk, Inc. (The), Class A..................................  26,859    5,393,287
    TransAct Technologies, Inc.......................................  17,129      211,714
*   Trimble, Inc..................................................... 264,637   10,543,138
*   Trio-Tech International..........................................   3,963       14,623
*   TSR, Inc.........................................................     751        2,704
    TTEC Holdings, Inc............................................... 146,940    6,960,548
#*  TTM Technologies, Inc............................................ 351,606    4,117,306
#*  Twilio, Inc., Class A............................................  30,920    2,985,635
*   Tyler Technologies, Inc..........................................  23,988    6,441,258
#   Ubiquiti, Inc.................................................... 119,847   15,171,432
#*  Ultra Clean Holdings, Inc........................................ 128,083    2,737,134
#*  Unisys Corp...................................................... 152,866    1,568,405
    Universal Display Corp...........................................  43,820    8,771,888
#*  Upland Software, Inc.............................................  17,659      661,859
    Usio, Inc........................................................   8,552       18,216
*   Veeco Instruments, Inc........................................... 250,005    3,410,068
*   Verint Systems, Inc.............................................. 144,448    6,556,495
*   VeriSign, Inc....................................................  72,350   13,747,947
#*  ViaSat, Inc...................................................... 124,181    8,548,620
*   Viavi Solutions, Inc............................................. 496,738    7,927,938
*   Virtusa Corp.....................................................  96,983    3,615,526
#   Visa, Inc., Class A.............................................. 739,794  132,319,555
    Vishay Intertechnology, Inc...................................... 391,513    7,888,987
*   Vishay Precision Group, Inc......................................  31,997    1,089,498
    VMware, Inc., Class A............................................  46,358    7,337,081
    Wayside Technology Group, Inc....................................   9,192      132,365
#*  Westell Technologies, Inc., Class A..............................  17,801       23,675

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
    Western Digital Corp.............................................   410,218 $   21,187,760
#   Western Union Co. (The)..........................................   516,289     12,938,202
*   WEX, Inc.........................................................    48,901      9,251,091
*   Wireless Telecom Group, Inc......................................    66,901         97,006
*   Workday, Inc., Class A...........................................    13,500      2,189,160
*   Xerox Holdings Corp..............................................   416,805     14,142,194
    Xilinx, Inc......................................................   237,604     21,560,187
    Xperi Corp.......................................................   154,136      3,129,731
*   Zebra Technologies Corp., Class A................................   126,119     29,999,926
#*  Zendesk, Inc.....................................................    22,872      1,615,907
#*  Zix Corp.........................................................   119,194        787,872
#*  Zscaler, Inc.....................................................    16,108        708,430
                                                                                --------------
TOTAL INFORMATION TECHNOLOGY.........................................            5,690,889,319
                                                                                --------------
MATERIALS -- (4.0%)
>>  A Schulman, Inc..................................................    97,608              0
#   Advanced Emissions Solutions, Inc................................     5,208         72,027
*   AdvanSix, Inc....................................................   100,599      2,289,633
#*  AgroFresh Solutions, Inc.........................................    54,123        124,483
    Air Products & Chemicals, Inc....................................   124,166     26,479,641
#*  AK Steel Holding Corp............................................   766,496      1,808,931
#   Albemarle Corp...................................................   196,597     11,941,302
#*  Alcoa Corp.......................................................   354,469      7,369,411
#*  Allegheny Technologies, Inc......................................   305,836      6,425,614
*   Amcor P.L.C...................................................... 1,582,830     15,068,542
*   American Biltrite, Inc...........................................        36         15,840
    American Vanguard Corp...........................................    81,019      1,132,646
#*  Ampco-Pittsburgh Corp............................................   264,566      1,026,516
    AptarGroup, Inc..................................................   189,348     22,371,466
    Ashland Global Holdings, Inc.....................................   127,468      9,862,199
    Avery Dennison Corp..............................................   146,530     18,735,326
*   Axalta Coating Systems, Ltd......................................   602,644     17,771,972
    Balchem Corp.....................................................    84,628      8,565,200
    Ball Corp........................................................   398,998     27,917,890
*   Berry Global Group, Inc..........................................   328,232     13,624,910
    Boise Cascade Co.................................................   129,182      4,620,840
    Cabot Corp.......................................................   155,401      6,773,930
    Carpenter Technology Corp........................................   155,355      7,615,502
    Celanese Corp....................................................   249,921     30,277,929
#*  Century Aluminum Co..............................................   346,527      2,020,252
    CF Industries Holdings, Inc......................................   391,430     17,751,350
    Chase Corp.......................................................    28,850      3,379,778
#   Chemours Co. (The)...............................................   288,167      4,728,820
#*  Clearwater Paper Corp............................................   346,904      6,431,600
#   Cleveland-Cliffs, Inc............................................   781,466      5,649,999
#*  Coeur Mining, Inc................................................   770,007      4,250,439
    Commercial Metals Co.............................................   392,386      7,584,821
#   Compass Minerals International, Inc..............................   116,681      6,590,143
*   Contango ORE, Inc................................................     1,128         17,569
*   Core Molding Technologies, Inc...................................    18,851        107,639
*   Corteva, Inc.....................................................   403,012     10,631,457
*   Crown Holdings, Inc..............................................   253,463     18,462,245
    Domtar Corp......................................................   208,255      7,578,399
*   Dow, Inc.........................................................   426,403     21,529,087
    DuPont de Nemours, Inc...........................................   403,012     26,562,521
#   Eagle Materials, Inc.............................................   126,786     11,580,633
    Eastman Chemical Co..............................................   222,894     16,948,860
    Ecolab, Inc......................................................   100,692     19,339,912
#*  Element Solutions, Inc...........................................   830,173      9,015,679

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
MATERIALS -- (Continued)
*   Ferro Corp.......................................................   313,753 $ 3,492,071
    Ferroglobe P.L.C.................................................   423,588     261,862
    Flexible Solutions International, Inc............................     3,915      10,908
#*  Flotek Industries, Inc........................................... 1,025,668   1,959,026
    FMC Corp.........................................................   166,639  15,247,468
    Freeport-McMoRan, Inc............................................ 2,365,804  23,232,195
    Friedman Industries, Inc.........................................    15,398     106,707
    FutureFuel Corp..................................................   134,969   1,664,168
*   GCP Applied Technologies, Inc....................................   231,875   4,790,537
#   Gold Resource Corp...............................................   189,752     831,114
    Graphic Packaging Holding Co..................................... 1,080,429  16,919,518
    Greif, Inc., Class A.............................................    93,624   3,667,252
    Greif, Inc., Class B.............................................    32,948   1,549,544
    Hawkins, Inc.....................................................    34,406   1,470,857
    Haynes International, Inc........................................    42,412   1,461,518
#   HB Fuller Co.....................................................   142,476   6,952,829
#   Hecla Mining Co.................................................. 1,598,919   3,677,514
    Huntsman Corp....................................................   910,760  20,155,119
*   Ingevity Corp....................................................   109,360   9,209,206
    Innophos Holdings, Inc...........................................    63,187   2,061,160
    Innospec, Inc....................................................    68,123   6,223,717
#   International Flavors & Fragrances, Inc..........................    82,471  10,062,287
    International Paper Co...........................................   688,122  30,057,169
*   Intrepid Potash, Inc.............................................   423,341   1,308,124
    Kaiser Aluminum Corp.............................................    34,717   3,717,496
*   Koppers Holdings, Inc............................................    77,292   2,481,073
*   Kraton Corp......................................................   106,098   2,378,717
#   Kronos Worldwide, Inc............................................   232,276   2,945,260
    Linde P.L.C......................................................   140,027  27,774,355
#*  Livent Corp......................................................   256,579   1,760,132
    Louisiana-Pacific Corp...........................................   429,941  12,567,175
*   LSB Industries, Inc..............................................   270,053   1,142,324
    LyondellBasell Industries NV, Class A............................   418,883  37,573,805
    Martin Marietta Materials, Inc...................................    65,425  17,135,462
    Materion Corp....................................................    68,670   3,903,203
#*  McEwen Mining, Inc...............................................   271,668     453,686
    Mercer International, Inc........................................   226,459   2,762,800
    Minerals Technologies, Inc.......................................   118,951   5,882,127
    Mosaic Co. (The).................................................   472,656   9,396,401
    Myers Industries, Inc............................................   128,949   2,183,107
    Neenah, Inc......................................................    66,809   4,309,180
    NewMarket Corp...................................................    21,384  10,381,718
    Newmont Goldcorp Corp............................................   528,515  20,997,901
#   Nexa Resources SA................................................    10,918     116,713
#   Northern Technologies International Corp.........................    17,402     217,177
    Nucor Corp.......................................................   436,494  23,505,202
#   Olin Corp........................................................   567,854  10,414,442
    Olympic Steel, Inc...............................................    62,619     938,033
*   OMNOVA Solutions, Inc............................................   129,119   1,305,393
    Owens-Illinois, Inc..............................................   528,710   4,494,035
    Packaging Corp. of America.......................................   180,794  19,789,711
    PH Glatfelter Co.................................................   141,783   2,552,094
    PolyOne Corp.....................................................   268,789   8,614,687
    PPG Industries, Inc..............................................   303,332  37,952,900
*   PQ Group Holdings, Inc...........................................     5,425      89,350
#   Quaker Chemical Corp.............................................    38,179   5,836,806
#*  Ramaco Resources, Inc............................................    18,463      65,544
#   Rayonier Advanced Materials, Inc.................................   294,106   1,226,422
    Reliance Steel & Aluminum Co.....................................   179,282  20,803,883

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
MATERIALS -- (Continued)
    Resolute Forest Products, Inc.................................... 278,776 $    1,009,169
#   Royal Gold, Inc.................................................. 134,592     15,537,300
    RPM International, Inc........................................... 231,586     16,773,774
*   Ryerson Holding Corp............................................. 114,954        998,950
#   Schnitzer Steel Industries, Inc., Class A........................  94,222      2,010,697
    Schweitzer-Mauduit International, Inc............................ 105,394      4,267,403
#   Scotts Miracle-Gro Co. (The)..................................... 127,816     12,831,448
    Sealed Air Corp.................................................. 185,813      7,761,409
    Sensient Technologies Corp....................................... 145,768      9,119,246
    Sherwin-Williams Co. (The).......................................  45,051     25,783,588
    Silgan Holdings, Inc............................................. 344,912     10,612,942
    Sonoco Products Co............................................... 337,188     19,455,748
#   Southern Copper Corp............................................. 110,164      3,919,635
    Steel Dynamics, Inc.............................................. 481,497     14,618,249
    Stepan Co........................................................  78,266      7,648,154
#*  Summit Materials, Inc., Class A.................................. 374,606      8,589,716
*   SunCoke Energy, Inc.............................................. 411,698      2,177,882
    Synalloy Corp....................................................  26,423        413,784
    Tecnoglass, Inc..................................................  34,907        294,964
#*  TimkenSteel Corp................................................. 287,599      1,616,306
#*  Trecora Resources................................................  74,730        655,382
    Tredegar Corp.................................................... 111,252      2,211,690
#   Trinseo SA....................................................... 136,359      5,795,257
*   Tronox Holdings P.L.C., Class A.................................. 257,019      2,182,091
*   UFP Technologies, Inc............................................  17,652        734,500
    United States Lime & Minerals, Inc...............................  14,391      1,273,604
#   United States Steel Corp......................................... 539,908      6,214,341
#*  Universal Stainless & Alloy Products, Inc........................  36,315        487,347
#*  US Concrete, Inc.................................................  65,137      3,404,060
    Valvoline, Inc................................................... 334,586      7,140,065
*   Venator Materials P.L.C.......................................... 133,775        330,424
#*  Verso Corp., Class A............................................. 187,251      2,741,355
    Vulcan Materials Co.............................................. 152,391     21,772,102
#   Warrior Met Coal, Inc............................................ 179,960      3,505,621
#   Westlake Chemical Corp........................................... 140,920      8,904,735
    WestRock Co...................................................... 312,889     11,692,662
    Worthington Industries, Inc...................................... 195,454      7,194,662
    WR Grace & Co.................................................... 116,059      7,712,121
                                                                              --------------
TOTAL MATERIALS......................................................          1,175,485,520
                                                                              --------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.........................................  32,109        754,883
#*  Altisource Asset Management Corp.................................   1,977         26,788
#*  Altisource Portfolio Solutions SA................................  27,707        493,185
    Capital Properties, Inc., Class A................................   1,400         21,665
*   CBRE Group, Inc., Class A........................................ 435,405     23,315,938
#*  CKX Lands, Inc...................................................   2,161         20,353
#   Consolidated-Tomoka Land Co......................................  17,027      1,089,217
#*  Five Point Holdings LLC, Class A.................................   3,804         25,144
*   Forestar Group, Inc..............................................  19,103        358,754
*   FRP Holdings, Inc................................................  29,763      1,541,128
    Griffin Industrial Realty, Inc...................................  10,060        396,163
#*  Howard Hughes Corp. (The)........................................  87,682      9,804,601
#*  InterGroup Corp. (The)...........................................     677         20,310
    Jones Lang LaSalle, Inc.......................................... 107,683     15,777,713
*   JW Mays, Inc.....................................................   2,713         87,142
#   Kennedy-Wilson Holdings, Inc..................................... 373,728      8,599,481
#*  Marcus & Millichap, Inc.......................................... 132,356      4,727,756
#*  Maui Land & Pineapple Co., Inc...................................  15,573        160,246

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
REAL ESTATE -- (Continued)
    Newmark Group, Inc., Class A..................................... 491,274 $ 5,217,330
*   Rafael Holdings, Inc., Class B...................................  38,641     671,194
    RE/MAX Holdings, Inc., Class A...................................  62,517   2,091,194
#   Realogy Holdings Corp............................................ 388,611   3,062,255
    RMR Group, Inc. (The), Class A...................................  25,914   1,254,238
#*  St Joe Co. (The)................................................. 200,987   3,728,309
*   Stratus Properties, Inc..........................................  23,576     650,226
*   Tejon Ranch Co................................................... 109,148   1,755,100
*   Trinity Place Holdings, Inc......................................  70,774     281,680
                                                                              -----------
TOTAL REAL ESTATE....................................................          85,931,993
                                                                              -----------
UTILITIES -- (2.1%)
    AES Corp......................................................... 592,683  10,105,245
    ALLETE, Inc......................................................  89,424   7,695,829
    Alliant Energy Corp.............................................. 135,479   7,226,450
    Ameren Corp...................................................... 144,378  11,218,171
    American Electric Power Co., Inc................................. 103,145   9,735,857
#   American States Water Co.........................................  75,136   7,147,688
    American Water Works Co., Inc.................................... 103,675  12,780,017
#   Aqua America, Inc................................................ 188,103   8,526,709
#*  AquaVenture Holdings, Ltd........................................  80,952   1,588,278
    Artesian Resources Corp., Class A................................  19,448     721,521
    Atlantica Yield P.L.C............................................ 253,558   6,087,928
    Atmos Energy Corp................................................  78,451   8,824,169
#   Avangrid, Inc....................................................  62,463   3,126,273
#   Avista Corp...................................................... 118,874   5,709,518
    Black Hills Corp................................................. 122,951   9,692,227
#   California Water Service Group................................... 118,596   6,637,818
    CenterPoint Energy, Inc.......................................... 285,605   8,302,537
    Chesapeake Utilities Corp........................................  42,078   3,988,994
    Clearway Energy, Inc., Class A...................................  67,535   1,159,576
#   Clearway Energy, Inc., Class C................................... 141,181   2,559,612
    CMS Energy Corp.................................................. 161,721  10,337,206
    Consolidated Edison, Inc......................................... 160,707  14,820,400
    Consolidated Water Co., Ltd......................................  38,226     670,484
    Dominion Energy, Inc............................................. 166,180  13,718,159
    DTE Energy Co.................................................... 105,225  13,397,247
    Duke Energy Corp................................................. 151,338  14,265,120
    Edison International............................................. 204,063  12,835,563
    El Paso Electric Co..............................................  93,312   6,224,844
    Entergy Corp..................................................... 114,158  13,867,914
    Evergy, Inc...................................................... 239,854  15,329,069
    Eversource Energy................................................ 185,551  15,538,041
    Exelon Corp...................................................... 207,460   9,437,355
    FirstEnergy Corp................................................. 307,473  14,857,095
#   Genie Energy, Ltd., Class B......................................  61,685     459,553
#   Hawaiian Electric Industries, Inc................................ 122,659   5,538,054
    IDACORP, Inc.....................................................  68,779   7,401,996
    MDU Resources Group, Inc......................................... 366,024  10,574,433
    MGE Energy, Inc..................................................  81,987   6,316,278
#   Middlesex Water Co...............................................  40,961   2,754,627
#   National Fuel Gas Co.............................................  93,204   4,223,073
    New Jersey Resources Corp........................................ 173,442   7,562,071
    NextEra Energy, Inc.............................................. 102,149  24,346,193
    NiSource, Inc.................................................... 258,934   7,260,509
#   Northwest Natural Holding Co.....................................  72,603   5,035,744
    NorthWestern Corp................................................ 114,232   8,284,105
    NRG Energy, Inc.................................................. 777,850  31,207,342
    OGE Energy Corp.................................................. 217,058   9,346,518

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                          SHARES        VALUE+
                                                                        ----------- ---------------
UTILITIES -- (Continued)
      ONE Gas, Inc.....................................................      84,597 $     7,853,985
#     Ormat Technologies, Inc..........................................     137,949      10,561,375
      Otter Tail Corp..................................................     101,455       5,750,469
#     Pattern Energy Group, Inc., Class A..............................     248,061       6,953,150
#*    PG&E Corp........................................................     145,346         896,785
      Pinnacle West Capital Corp.......................................     101,396       9,543,392
      PNM Resources, Inc...............................................     181,649       9,472,995
      Portland General Electric Co.....................................     146,521       8,334,115
      PPL Corp.........................................................     408,152      13,669,011
      Public Service Enterprise Group, Inc.............................     161,911      10,250,585
*     Pure Cycle Corp..................................................      50,834         568,324
      RGC Resources, Inc...............................................      16,841         491,252
      Sempra Energy....................................................      59,184       8,552,680
      SJW Group........................................................      72,250       5,227,288
#     South Jersey Industries, Inc.....................................     186,943       6,012,087
      Southern Co. (The)...............................................     218,051      13,663,076
      Southwest Gas Holdings, Inc......................................      73,783       6,441,256
#     Spark Energy, Inc., Class A......................................      15,216         145,617
      Spire, Inc.......................................................      73,774       6,201,442
      TerraForm Power, Inc., Class A...................................      47,357         804,122
      UGI Corp.........................................................     223,261      10,642,852
      Unitil Corp......................................................      38,801       2,416,138
      Vistra Energy Corp...............................................     774,449      20,933,356
      WEC Energy Group, Inc............................................     176,358      16,648,195
      Xcel Energy, Inc.................................................     187,613      11,915,302
      York Water Co. (The).............................................      31,798       1,400,384
                                                                                    ---------------
TOTAL UTILITIES........................................................                 613,792,643
                                                                                    ---------------
TOTAL COMMON STOCKS....................................................              27,580,307,972
                                                                                    ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................      24,077         632,503
                                                                                    ---------------
ENERGY -- (0.0%)
*>>   Enron TOPRS Escrow Shares........................................       1,977               0
                                                                                    ---------------
INDUSTRIALS -- (0.0%)
      Air T Funding....................................................       3,365           8,278
                                                                                    ---------------
TOTAL PREFERRED STOCKS.................................................                     640,781
                                                                                    ---------------
TOTAL INVESTMENT SECURITIES
    (Cost $17,943,654,008).............................................              27,580,948,753
                                                                                    ---------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 216,323,278     216,323,278
                                                                                    ---------------
SECURITIES LENDING COLLATERAL -- (4.7%)
@(S)  The DFA Short Term Investment Fund............................... 119,414,241   1,381,742,178
                                                                                    ---------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $19,541,573,319).............................................             $29,179,014,209
                                                                                    ===============

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


As of October 31, 2019, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

                                     NUMBER                                            UNREALIZED
                                       OF     EXPIRATION                              APPRECIATION
DESCRIPTION                         CONTRACTS    DATE    NOTIONAL VALUE MARKET VALUE (DEPRECIATION)
-----------                         --------- ---------- -------------- ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............   1,575    12/20/19   $236,844,052  $239,069,250   $2,225,198
                                                          ------------  ------------   ----------
TOTAL FUTURES CONTRACTS............                       $236,844,052  $239,069,250   $2,225,198
                                                          ============  ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                                              --------------- -------------- ------- ---------------
Common Stocks
   Communication Services.................... $ 2,078,257,242             --   --    $ 2,078,257,242
   Consumer Discretionary....................   3,401,773,330 $        9,637   --      3,401,782,967
   Consumer Staples..........................   1,588,128,828             --   --      1,588,128,828
   Energy....................................   1,312,909,526             --   --      1,312,909,526
   Financials................................   4,553,514,252         85,775   --      4,553,600,027
   Health Care...............................   3,184,408,328          3,552   --      3,184,411,880
   Industrials...............................   3,895,118,027             --   --      3,895,118,027
   Information Technology....................   5,690,881,778          7,541   --      5,690,889,319
   Materials.................................   1,175,485,520             --   --      1,175,485,520
   Real Estate...............................      85,931,993             --   --         85,931,993
   Utilities.................................     613,792,643             --   --        613,792,643
Preferred Stocks
   Communication Services....................         632,503             --   --            632,503
   Industrials...............................           8,278             --   --              8,278
Temporary Cash Investments...................     216,323,278             --   --        216,323,278
Securities Lending Collateral................              --  1,381,742,178   --      1,381,742,178
Futures Contracts**..........................       2,225,198             --   --          2,225,198
                                              --------------- --------------   --    ---------------
TOTAL........................................ $27,799,390,724 $1,381,848,683   --    $29,181,239,407
                                              =============== ==============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMON STOCKS -- (93.7%)
COMMUNICATION SERVICES -- (6.2%)
    A.H. Belo Corp., Class A.........................................    29,006 $   104,422
    Activision Blizzard, Inc.........................................    35,792   2,005,426
*   Alaska Communications Systems Group, Inc.........................    68,897     112,991
*   Alphabet, Inc., Class A..........................................    10,540  13,267,752
*   Alphabet, Inc., Class C..........................................    11,067  13,945,637
*   Altice USA, Inc., Class A........................................    60,421   1,870,030
#   AMC Entertainment Holdings, Inc., Class A........................    71,620     671,079
*   AMC Networks, Inc., Class A......................................     8,142     354,584
#*  ANGI Homeservices, Inc., Class A.................................    15,392     105,435
    Anterix, Inc.....................................................     3,737     151,573
    AT&T, Inc........................................................ 1,408,047  54,195,729
    ATN International, Inc...........................................    28,678   1,698,598
#*  AutoWeb, Inc.....................................................     7,435      18,141
*   Ballantyne Strong, Inc...........................................    17,594      51,199
    Beasley Broadcast Group, Inc., Class A...........................     6,460      18,476
#*  Boingo Wireless, Inc.............................................    60,773     575,520
    Cable One, Inc...................................................     1,882   2,494,346
*   Care.com, Inc....................................................    35,916     419,499
*   Cars.com, Inc....................................................   189,309   2,141,085
#   CBS Corp., Class A...............................................     2,148      85,813
    CBS Corp., Class B...............................................    30,010   1,081,560
*   Central European Media Enterprises, Ltd., Class A................    29,651     132,985
    CenturyLink, Inc.................................................   454,771   5,884,737
*   Charter Communications, Inc., Class A............................    22,828  10,680,308
#*  Cincinnati Bell, Inc.............................................    52,853     270,079
#   Cinemark Holdings, Inc...........................................    68,869   2,520,605
*   Clear Channel Outdoor Holdings, Inc..............................    16,585      38,643
    Cogent Communications Holdings, Inc..............................    22,981   1,347,606
    Comcast Corp., Class A...........................................   487,867  21,866,199
#*  comScore, Inc....................................................    36,956      85,368
#   Consolidated Communications Holdings, Inc........................   120,356     481,424
#*  Daily Journal Corp...............................................       563     158,209
*   DHI Group, Inc...................................................    88,204     319,298
#*  Discovery, Inc., Class A.........................................    33,491     902,750
*   Discovery, Inc., Class B.........................................     1,000      33,600
*   Discovery, Inc., Class C.........................................    43,666   1,102,130
*   DISH Network Corp., Class A......................................    74,093   2,547,317
*   Electronic Arts, Inc.............................................     3,900     375,960
    Emerald Expositions Events, Inc..................................    32,425     315,171
*   Emmis Communications Corp., Class A..............................     5,270      24,874
#   Entercom Communications Corp., Class A...........................   159,855     556,295
    Entravision Communications Corp., Class A........................   143,481     407,486
    EW Scripps Co. (The), Class A....................................    91,120   1,224,197
*   Facebook, Inc., Class A..........................................    24,508   4,696,958
    Fox Corp., Class A...............................................    28,500     913,140
*   Fox Corp., Class B...............................................     7,900     246,796
#*  Frontier Communications Corp.....................................    38,959      35,453
#*  Gaia, Inc........................................................     6,225      43,139
    Gannett Co., Inc.................................................   314,811   3,415,699
*   GCI Liberty, Inc., Class A.......................................    97,564   6,827,529
*   Glu Mobile, Inc..................................................   148,793     882,343
*   Gray Television, Inc.............................................   150,454   2,468,950
*   Gray Television, Inc., Class A...................................     2,300      41,055
*   Harte-Hanks, Inc.................................................     9,814      26,203
*   Hemisphere Media Group, Inc......................................    17,432     225,047
*   IAC/InterActiveCorp..............................................     9,305   2,114,561

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
COMMUNICATION SERVICES -- (Continued)
*   IDT Corp., Class B...............................................  76,699 $  522,320
*   IMAX Corp........................................................  75,788  1,618,074
#*  Intelsat SA......................................................  26,319    668,239
    Interpublic Group of Cos., Inc. (The)............................ 101,341  2,204,167
#*  Iridium Communications, Inc...................................... 116,034  2,839,352
    John Wiley & Sons, Inc., Class A.................................  38,080  1,754,346
    John Wiley & Sons, Inc., Class B.................................   2,087     96,273
*   Liberty Broadband Corp...........................................     234     27,659
*   Liberty Broadband Corp., Class A.................................   5,570    657,204
*   Liberty Broadband Corp., Class C.................................  34,247  4,043,543
*   Liberty Latin America, Ltd., Class A.............................   9,861    184,302
*   Liberty Latin America, Ltd., Class C.............................  17,243    317,444
*   Liberty Media Corp.-Liberty Braves, Class A......................   7,775    229,518
*   Liberty Media Corp.-Liberty Braves, Class B......................      93      3,185
*   Liberty Media Corp.-Liberty Braves, Class C......................  17,372    510,911
#*  Liberty Media Corp.-Liberty Formula One, Class A.................  14,396    582,030
*   Liberty Media Corp.-Liberty Formula One, Class C.................  76,177  3,237,523
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................  38,509  1,729,439
*   Liberty Media Corp.-Liberty SiriusXM, Class B....................     936     42,705
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................  80,719  3,647,692
*   Liberty TripAdvisor Holdings, Inc., Class A...................... 102,241    986,626
*   Liberty TripAdvisor Holdings, Inc., Class B......................     436      4,273
    Lions Gate Entertainment Corp., Class A..........................  73,224    585,060
    Lions Gate Entertainment Corp., Class B..........................  43,712    327,403
*   Live Nation Entertainment, Inc...................................  47,277  3,333,029
*   Loral Space & Communications, Inc................................   1,200     47,988
*   Madison Square Garden Co. (The), Class A.........................  16,996  4,536,572
*   Marchex, Inc., Class B...........................................  61,549    203,727
    Marcus Corp. (The)...............................................  27,011    975,097
#*  McClatchy Co. (The), Class A.....................................  10,395     27,027
#*  Meet Group, Inc. (The)...........................................  90,390    385,061
#   Meredith Corp....................................................  56,691  2,137,251
#*  MSG Networks, Inc., Class A......................................  34,736    563,071
    National CineMedia, Inc..........................................  29,421    246,989
#   New Media Investment Group, Inc..................................  66,390    584,896
#   New York Times Co. (The), Class A................................ 129,357  3,997,131
    News Corp., Class A.............................................. 224,542  3,078,471
    News Corp., Class B..............................................  71,678  1,012,093
    Nexstar Media Group, Inc., Class A...............................  61,443  5,977,789
#   Omnicom Group, Inc...............................................  20,779  1,603,931
*   ORBCOMM, Inc..................................................... 121,520    487,295
#*  QuinStreet, Inc..................................................  53,347    684,442
*   Reading International, Inc., Class A.............................  30,798    350,173
*   Rosetta Stone, Inc...............................................  23,564    451,486
#   Salem Media Group, Inc...........................................  45,744     69,073
    Scholastic Corp..................................................  52,747  2,030,760
    Shenandoah Telecommunications Co.................................  92,702  2,981,296
    Sinclair Broadcast Group, Inc., Class A.......................... 123,400  4,916,256
#   Sirius XM Holdings, Inc.......................................... 124,278    835,148
#*  Snap, Inc., Class A..............................................  15,282    230,147
    Spok Holdings, Inc...............................................  38,274    455,461
#*  Sprint Corp...................................................... 293,495  1,822,604
*   Take-Two Interactive Software, Inc...............................  16,882  2,031,749
*   TechTarget, Inc..................................................  21,822    532,457
    TEGNA, Inc....................................................... 393,842  5,919,445
    Telephone & Data Systems, Inc.................................... 179,880  4,693,069
*   T-Mobile US, Inc.................................................  55,466  4,584,820
    Townsquare Media, Inc., Class A..................................  18,419    125,065
#*  Travelzoo........................................................  15,049    152,296

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
COMMUNICATION SERVICES -- (Continued)
    Tribune Publishing Co............................................  13,672 $    122,501
#*  TripAdvisor, Inc.................................................  14,450      583,780
#*  TrueCar Inc......................................................  80,361      263,584
*   Twitter, Inc.....................................................  30,984      928,591
*   United States Cellular Corp......................................  33,645    1,252,267
#*  Urban One, Inc...................................................  64,777      142,509
    Verizon Communications, Inc...................................... 276,980   16,748,981
#   Viacom, Inc., Class A............................................   2,734       65,315
    Viacom, Inc., Class B............................................  90,268    1,946,178
*   Vonage Holdings Corp............................................. 263,850    2,577,815
    Walt Disney Co. (The)............................................  93,781   12,184,028
#   World Wrestling Entertainment, Inc., Class A.....................   3,900      218,556
*   Yelp, Inc........................................................  25,948      895,466
*   Zayo Group Holdings, Inc.........................................  18,594      634,799
*   Zedge, Inc., Class B.............................................  12,737       22,418
#*  Zillow Group, Inc., Class A......................................  16,263      526,759
#*  Zillow Group, Inc., Class C......................................  35,238    1,147,702
*   Zynga, Inc., Class A............................................. 721,373    4,450,871
                                                                              ------------
TOTAL COMMUNICATION SERVICES.........................................          302,175,582
                                                                              ------------
CONSUMER DISCRETIONARY -- (10.3%)
*   1-800-Flowers.com, Inc., Class A.................................  70,712    1,008,353
    Aaron's, Inc.....................................................  75,103    5,627,468
    Abercrombie & Fitch Co., Class A.................................  89,683    1,451,968
    Acushnet Holdings Corp...........................................  79,651    2,266,071
    Adient P.L.C.....................................................  14,631      310,031
*   Adtalem Global Education, Inc....................................  75,529    2,249,254
    Advance Auto Parts, Inc..........................................   6,742    1,095,440
    AMCON Distributing Co............................................     438       31,974
*   American Axle & Manufacturing Holdings, Inc...................... 298,388    2,494,524
#   American Eagle Outfitters, Inc................................... 294,548    4,530,148
*   American Outdoor Brands Corp..................................... 128,454      909,454
*   American Public Education, Inc...................................  18,666      405,426
*   America's Car-Mart, Inc..........................................  15,372    1,398,698
    Aptiv P.L.C......................................................   6,075      544,016
    Aramark..........................................................  71,861    3,144,637
    Ark Restaurants Corp.............................................   3,403       69,761
*   Asbury Automotive Group, Inc.....................................  39,119    4,034,342
#*  Ascena Retail Group, Inc......................................... 325,180      114,528
#*  At Home Group, Inc...............................................  68,594      584,421
    Autoliv, Inc.....................................................  19,018    1,480,361
*   AutoNation, Inc..................................................  78,048    3,968,741
#*  Barnes & Noble Education, Inc....................................  74,881      307,761
    Bassett Furniture Industries, Inc................................  11,687      178,227
#*  BBQ Holdings, Inc................................................   8,136       40,680
    BBX Capital Corp.................................................  69,433      310,366
*   Beazer Homes USA, Inc............................................  47,468      712,495
#   Bed Bath & Beyond, Inc........................................... 196,138    2,687,091
    Best Buy Co., Inc................................................  50,959    3,660,385
#   Big 5 Sporting Goods Corp........................................ 107,230      343,136
    Big Lots, Inc....................................................  55,238    1,197,007
*   Biglari Holdings, Inc., Class A..................................     269      113,254
*   Biglari Holdings, Inc., Class B..................................   2,695      224,979
    BJ's Restaurants, Inc............................................  41,898    1,658,742
#   Bloomin' Brands, Inc.............................................  77,475    1,534,780
*   Boot Barn Holdings, Inc..........................................  47,452    1,663,193
    BorgWarner, Inc..................................................  91,141    3,798,757
    Bowl America, Inc., Class A......................................   2,839       44,282
#   Boyd Gaming Corp.................................................  57,508    1,567,093

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Bright Horizons Family Solutions, Inc............................  16,294 $2,419,985
#   Brinker International, Inc.......................................  12,255    544,735
    Brunswick Corp...................................................  61,906  3,605,405
#   Buckle, Inc. (The)...............................................   9,525    199,263
#*  Build-A-Bear Workshop, Inc.......................................  34,916    121,508
*   Burlington Stores, Inc...........................................   8,429  1,619,801
*   Caesars Entertainment Corp.......................................  23,822    292,534
    Caleres, Inc.....................................................  72,972  1,570,357
    Callaway Golf Co................................................. 159,564  3,226,384
*   Capri Holdings, Ltd..............................................   4,316    134,098
*   Career Education Corp............................................ 114,566  1,622,255
*   CarMax, Inc......................................................  26,562  2,474,782
    Carnival Corp....................................................  54,594  2,341,537
    Carriage Services, Inc...........................................  35,253    908,117
*   Carrols Restaurant Group, Inc....................................  69,724    497,132
#   Carter's, Inc....................................................  20,090  2,013,822
#*  Carvana Co.......................................................   2,289    185,592
    Cato Corp. (The), Class A........................................  38,602    675,149
*   Cavco Industries, Inc............................................  10,565  2,024,782
*   Century Casinos, Inc.............................................   4,432     32,752
*   Century Communities, Inc.........................................  43,469  1,311,460
#   Cheesecake Factory, Inc. (The)...................................  79,288  3,313,446
#*  Chegg, Inc.......................................................   7,692    235,837
#   Chico's FAS, Inc................................................. 332,993  1,145,496
#   Children's Place, Inc. (The).....................................  25,089  2,055,040
*   Chipotle Mexican Grill, Inc......................................   1,644  1,279,295
    Choice Hotels International, Inc.................................   8,184    724,120
    Churchill Downs, Inc.............................................   2,565    333,424
*   Chuy's Holdings, Inc.............................................  25,347    617,706
    Citi Trends, Inc.................................................  29,124    519,863
#   Clarus Corp......................................................  42,250    538,687
    Collectors Universe, Inc.........................................   4,977    142,641
    Columbia Sportswear Co...........................................  32,436  2,933,836
*   Conn's, Inc......................................................  35,937    869,316
*   Container Store Group, Inc. (The)................................   9,288     39,195
    Cooper Tire & Rubber Co.......................................... 148,885  4,204,512
*   Cooper-Standard Holdings, Inc....................................  23,957    763,270
    Core-Mark Holding Co., Inc.......................................  62,782  1,916,107
#   Cracker Barrel Old Country Store, Inc............................   8,139  1,265,614
*   Crocs, Inc.......................................................  98,277  3,438,712
    Crown Crafts, Inc................................................   2,196     13,549
    CSS Industries, Inc..............................................   2,096      9,432
    Culp, Inc........................................................  23,483    363,282
    Dana, Inc........................................................ 142,450  2,311,963
    Darden Restaurants, Inc..........................................  24,521  2,752,973
#   Dave & Buster's Entertainment, Inc...............................  40,741  1,620,677
#*  DavidsTea, Inc...................................................  12,635     21,100
*   Deckers Outdoor Corp.............................................  10,226  1,563,555
*   Del Taco Restaurants, Inc........................................ 115,224    879,735
    Delphi Technologies P.L.C........................................  26,552    324,200
*   Delta Apparel, Inc...............................................  12,387    309,056
*   Denny's Corp.....................................................  29,926    602,111
#   Designer Brands, Inc., Class A...................................  92,314  1,523,181
*   Destination XL Group, Inc........................................  74,081    107,417
#   Dick's Sporting Goods, Inc.......................................  88,398  3,441,334
#   Dillard's, Inc., Class A.........................................  48,914  3,374,088
#   Dine Brands Global, Inc..........................................  14,022  1,025,709
*   Dixie Group, Inc. (The)..........................................   9,314     18,255
    Dollar General Corp..............................................  25,382  4,069,750

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Dollar Tree, Inc.................................................  32,168 $ 3,551,347
#   Domino's Pizza, Inc..............................................   7,400   2,009,988
#*  Dorman Products, Inc.............................................  50,202   3,612,034
    DR Horton, Inc...................................................  90,280   4,727,964
#*  Drive Shack, Inc.................................................  76,782     306,360
    Dunkin' Brands Group, Inc........................................  17,333   1,362,720
    eBay, Inc........................................................  38,237   1,347,854
    Educational Development Corp.....................................   6,574      44,046
*   El Pollo Loco Holdings, Inc......................................  35,651     414,265
#*  Eldorado Resorts, Inc............................................  28,545   1,277,960
*   Emerson Radio Corp...............................................  22,180      17,520
    Escalade, Inc....................................................  19,402     222,347
    Ethan Allen Interiors, Inc.......................................  77,079   1,519,227
*   Etsy, Inc........................................................   4,577     203,631
    Expedia Group, Inc...............................................  33,646   4,598,062
*   Express, Inc.....................................................  94,809     305,285
    Extended Stay America, Inc....................................... 132,740   1,886,235
*   Fiesta Restaurant Group, Inc.....................................  55,218     474,599
*   Five Below, Inc..................................................  17,117   2,141,508
    Flanigan's Enterprises, Inc......................................     300       6,781
    Flexsteel Industries, Inc........................................   9,611     159,254
#*  Floor & Decor Holdings, Inc., Class A............................   4,580     209,901
    Foot Locker, Inc.................................................  59,843   2,603,769
    Ford Motor Co.................................................... 745,906   6,407,333
#*  Fossil Group, Inc................................................  59,051     642,475
#*  Fox Factory Holding Corp.........................................  32,010   1,950,689
#*  Franchise Group, Inc.............................................   4,949      59,190
*   frontdoor, Inc...................................................  17,385     838,479
*   Full House Resorts, Inc..........................................  19,188      47,586
#   GameStop Corp., Class A.......................................... 208,806   1,135,905
    Gap, Inc. (The)..................................................  82,110   1,335,109
    Garmin, Ltd......................................................  22,692   2,127,375
*   Garrett Motion, Inc..............................................   2,292      21,774
    General Motors Co................................................ 312,543  11,614,098
*   Genesco, Inc.....................................................  21,225     824,591
    Gentex Corp...................................................... 187,260   5,252,643
*   Gentherm, Inc....................................................  58,163   2,429,468
    Genuine Parts Co.................................................  18,852   1,933,838
*   G-III Apparel Group, Ltd.........................................  90,099   2,262,386
    Goodyear Tire & Rubber Co. (The)................................. 252,995   4,015,031
    Graham Holdings Co., Class B.....................................   6,006   3,781,738
#*  Grand Canyon Education, Inc......................................  29,753   2,736,086
*   Green Brick Partners, Inc........................................  22,902     230,623
    Group 1 Automotive, Inc..........................................  41,805   4,157,089
#*  Groupon, Inc.....................................................  30,180      83,900
#*  GrubHub, Inc.....................................................  18,325     624,149
#   Guess?, Inc...................................................... 118,686   1,987,990
    H&R Block, Inc...................................................  20,493     512,120
#*  Habit Restaurants, Inc. (The), Class A...........................  36,394     382,501
    Hamilton Beach Brands Holding Co., Class A.......................  19,518     364,011
#   Hanesbrands, Inc.................................................  54,785     833,280
#   Harley-Davidson, Inc.............................................  78,203   3,042,879
    Hasbro, Inc......................................................   9,400     914,714
    Haverty Furniture Cos., Inc......................................  35,647     646,637
    Haverty Furniture Cos., Inc., Class A............................   1,796      32,651
*   Helen of Troy, Ltd...............................................  35,537   5,322,021
#*  Hibbett Sports, Inc..............................................  53,649   1,280,065
*   Hilton Grand Vacations, Inc......................................  52,946   1,838,815
    Hooker Furniture Corp............................................  21,540     509,852

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Horizon Global Corp..............................................  31,212 $  119,854
*   Houghton Mifflin Harcourt Co..................................... 203,079  1,311,890
*   Hudson, Ltd., Class A............................................   6,280     77,998
#   Hyatt Hotels Corp., Class A......................................  15,524  1,160,264
*   Installed Building Products, Inc.................................  14,863    969,365
#   International Game Technology P.L.C.............................. 102,105  1,351,870
#*  iRobot Corp......................................................  10,474    503,380
*   J Alexander's Holdings, Inc......................................  13,620    131,433
#   J. Jill, Inc.....................................................  17,269     29,875
    Jack in the Box, Inc.............................................   6,082    511,010
#*  JAKKS Pacific, Inc...............................................  74,455     57,330
#*  JC Penney Co., Inc............................................... 120,700    120,700
    Johnson Outdoors, Inc., Class A..................................  15,583    912,385
*   K12, Inc.........................................................  76,964  1,523,118
    KB Home..........................................................  83,390  2,976,189
#*  Kirkland's, Inc..................................................  43,141     68,163
    Kohl's Corp...................................................... 114,994  5,894,592
#*  Kontoor Brands, Inc..............................................   1,864     70,832
*   Koss Corp........................................................   4,404      7,927
    L Brands, Inc....................................................  12,813    218,334
*   Lakeland Industries, Inc.........................................   7,500     82,875
#*  Lands' End, Inc..................................................   5,085     61,376
*   Laureate Education, Inc., Class A................................  17,722    273,894
    La-Z-Boy, Inc....................................................  76,119  2,702,986
    LCI Industries...................................................  33,919  3,294,213
*   Leaf Group, Ltd..................................................  39,808    118,230
    Lear Corp........................................................  24,494  2,884,658
#   Leggett & Platt, Inc.............................................  29,330  1,504,629
    Lennar Corp., Class A............................................ 118,983  7,091,387
    Lennar Corp., Class B............................................  10,683    502,315
#*  LGI Homes, Inc...................................................  25,233  1,980,286
#*  Libbey, Inc......................................................  47,045     84,681
    Lifetime Brands, Inc.............................................  21,546    172,153
*   Lincoln Educational Services Corp................................  12,212     23,691
*   Lindblad Expeditions Holdings, Inc...............................   5,561     87,530
*   Liquidity Services, Inc..........................................  47,322    307,120
    Lithia Motors, Inc., Class A.....................................  40,814  6,427,389
*   LKQ Corp.........................................................  71,099  2,416,655
*   Luby's, Inc...................................................... 152,905    281,345
*   Lululemon Athletica, Inc.........................................  10,200  2,083,554
*   M/I Homes, Inc...................................................  42,211  1,864,882
#   Macy's, Inc...................................................... 427,375  6,479,005
*   Malibu Boats, Inc., Class A......................................  20,083    655,107
    Marine Products Corp.............................................  15,913    213,552
*   MarineMax, Inc...................................................  52,012    803,585
    Marriott Vacations Worldwide Corp................................  56,552  6,216,761
*   MasterCraft Boat Holdings, Inc...................................  28,215    444,386
*   Mattel, Inc......................................................  35,692    426,162
    McDonald's Corp..................................................   2,590    509,453
    MDC Holdings, Inc................................................ 113,226  4,382,978
>>  Media General, Inc...............................................  38,825      3,669
*   Meritage Homes Corp..............................................  87,210  6,286,969
    MGM Resorts International........................................ 116,386  3,317,001
*   Michaels Cos., Inc. (The)........................................  20,089    175,377
*   Modine Manufacturing Co..........................................  79,875    912,971
*   Mohawk Industries, Inc...........................................  24,912  3,571,883
*   Monarch Casino & Resort, Inc.....................................   5,624    242,901
#*  Monitronics International, Inc...................................   1,498     11,535
#   Monro, Inc.......................................................  54,014  3,786,922

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U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Motorcar Parts of America, Inc...................................  24,973 $  475,985
    Movado Group, Inc................................................  21,143    550,775
*   Murphy USA, Inc..................................................  63,703  7,512,495
    Nathan's Famous, Inc.............................................   4,306    327,687
*   National Vision Holdings, Inc....................................  45,424  1,081,091
*   Nautilus, Inc....................................................  52,009     85,815
*   New Home Co., Inc. (The).........................................  34,700    162,049
    Newell Brands, Inc............................................... 115,232  2,185,951
    Nobility Homes, Inc..............................................   1,284     31,779
#   Nordstrom, Inc...................................................  17,604    631,984
*   Norwegian Cruise Line Holdings, Ltd..............................  70,175  3,562,083
*   NVR, Inc.........................................................     770  2,800,174
    Office Depot, Inc................................................ 850,276  1,751,569
#*  Ollie's Bargain Outlet Holdings, Inc.............................  26,800  1,711,984
#   Oxford Industries, Inc...........................................  27,032  1,861,424
    P&F Industries, Inc., Class A....................................   2,014     13,393
#   Papa John's International, Inc...................................   7,165    419,511
#*  Party City Holdco, Inc...........................................  35,514    199,589
#*  Penn National Gaming, Inc........................................  54,526  1,162,222
#   Penske Automotive Group, Inc..................................... 101,131  4,927,102
#   PetMed Express, Inc..............................................  15,853    371,198
#*  Pier 1 Imports, Inc..............................................   6,599     37,152
*   Planet Fitness, Inc., Class A....................................  26,471  1,685,144
#*  Playa Hotels & Resorts NV........................................  86,878    724,563
    Polaris, Inc.....................................................   9,939    980,482
    Pool Corp........................................................  11,818  2,451,053
*   Potbelly Corp....................................................  35,212    149,651
    PulteGroup, Inc..................................................  98,027  3,846,579
    PVH Corp.........................................................  40,828  3,558,568
*   QEP Co., Inc.....................................................   1,500     27,000
*   Quotient Technology Inc..........................................  69,504    598,429
*   Qurate Retail Group, Inc., Class B...............................     131      1,297
*   Qurate Retail, Inc., Class A..................................... 132,620  1,265,195
    Ralph Lauren Corp................................................   9,892    950,226
    RCI Hospitality Holdings, Inc....................................  20,006    375,112
*   Red Lion Hotels Corp.............................................  31,299    187,794
*   Red Robin Gourmet Burgers, Inc...................................  49,408  1,506,944
#   Red Rock Resorts, Inc., Class A..................................   3,000     65,340
#*  Regis Corp.......................................................  76,181  1,569,329
    Rent-A-Center, Inc...............................................  51,314  1,327,493
#*  RH...............................................................  10,556  1,918,025
    Rocky Brands, Inc................................................   9,423    262,054
    Royal Caribbean Cruises, Ltd.....................................  19,307  2,101,181
*   RTW RetailWinds, Inc............................................. 103,464    153,127
*   Rubicon Project, Inc. (The)......................................  69,201    588,208
    Ruth's Hospitality Group, Inc....................................  46,325    953,368
#*  Sally Beauty Holdings, Inc.......................................  17,750    275,125
#*  Scientific Games Corp., Class A..................................  24,010    576,000
#*  SeaWorld Entertainment, Inc......................................  48,406  1,278,887
    Service Corp. International......................................  46,837  2,130,147
*   ServiceMaster Global Holdings, Inc...............................  34,770  1,404,013
#*  Shake Shack, Inc., Class A.......................................  11,445    941,695
*   Shiloh Industries, Inc...........................................  34,438    124,666
#   Shoe Carnival, Inc...............................................  25,961    861,646
#*  Shutterstock, Inc................................................  15,749    639,094
#   Signet Jewelers, Ltd............................................. 130,298  2,089,980
    Six Flags Entertainment Corp.....................................  16,495    695,924
*   Skechers U.S.A., Inc., Class A................................... 113,986  4,259,657
*   Skyline Champion Corp............................................  77,900  2,199,117

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Sleep Number Corp................................................  34,062 $1,639,063
    Sonic Automotive, Inc., Class A..................................  91,720  2,956,136
#*  Sportsman's Warehouse Holdings, Inc..............................  22,610    153,974
#   Stage Stores, Inc................................................  88,381    210,347
*   Stamps.com, Inc..................................................  16,576  1,399,512
    Standard Motor Products, Inc.....................................  38,561  2,019,054
    Steven Madden, Ltd...............................................  80,817  3,328,044
*   Stoneridge, Inc..................................................  61,626  1,903,011
    Strategic Education, Inc.........................................  34,401  4,232,355
    Strattec Security Corp...........................................   5,659    128,063
    Superior Group of Cos, Inc.......................................  22,099    319,773
    Superior Industries International, Inc...........................  39,951    103,873
*   Sypris Solutions, Inc............................................  17,625     16,920
#   Tailored Brands, Inc.............................................  13,292     61,675
*   Tandy Leather Factory, Inc.......................................  17,438     88,759
    Tapestry, Inc....................................................  31,326    810,090
    Target Corp......................................................  52,314  5,592,890
*   Taylor Morrison Home Corp........................................  98,038  2,455,852
#*  Tempur Sealy International, Inc..................................  13,378  1,216,729
#   Tenneco, Inc., Class A...........................................  87,483  1,101,411
*   Tesla, Inc.......................................................     502    158,090
    Texas Roadhouse, Inc.............................................  39,134  2,211,071
    Thor Industries, Inc.............................................  22,804  1,442,581
#   Tiffany & Co.....................................................  15,364  1,912,972
#   Tile Shop Holdings, Inc..........................................  87,721    147,371
    Tilly's, Inc., Class A...........................................  35,647    365,738
    Toll Brothers, Inc............................................... 113,902  4,529,883
*   TopBuild Corp....................................................  46,417  4,824,119
*   Town Sports International Holdings, Inc..........................  12,510     28,523
    Tractor Supply Co................................................  17,500  1,662,850
#*  Trans World Entertainment Corp...................................   9,675     28,735
*   TravelCenters of America, Inc....................................  13,436    150,214
*   TRI Pointe Group, Inc............................................ 286,724  4,513,036
#*  Tuesday Morning Corp.............................................  69,307     94,258
    Tupperware Brands Corp...........................................  14,894    143,429
#*  Turtle Beach Corp................................................   2,487     27,059
*   Ulta Salon Cosmetics & Fragrance, Inc............................  10,973  2,558,355
#*  Under Armour, Inc., Class A......................................  16,694    344,731
#*  Under Armour, Inc., Class C......................................  23,767    439,689
*   Unifi, Inc.......................................................  28,980    791,154
#   Unique Fabricating, Inc..........................................   4,543     10,631
*   Universal Electronics, Inc.......................................  18,436    960,884
*   Universal Technical Institute, Inc...............................  46,784    276,961
#*  Urban Outfitters, Inc............................................ 191,251  5,488,904
    Vail Resorts, Inc................................................   5,219  1,212,739
#*  Veoneer, Inc.....................................................  10,674    169,930
*   Vera Bradley, Inc................................................  57,946    623,499
    VF Corp..........................................................  13,052  1,074,049
*   Vince Holding Corp...............................................   1,700     35,904
*   Vista Outdoor, Inc...............................................  93,873    628,949
#*  Visteon Corp.....................................................  24,210  2,252,014
#*  Vitamin Shoppe, Inc..............................................  82,153    530,708
*   VOXX International Corp..........................................  43,628    211,596
*   Wayfair, Inc., Class A...........................................     300     24,669
    Wendy's Co. (The)................................................ 105,558  2,235,718
    Weyco Group, Inc.................................................  11,380    280,745
    Whirlpool Corp...................................................  22,837  3,473,964
*   William Lyon Homes, Class A......................................  41,992    812,545
#   Williams-Sonoma, Inc.............................................  69,066  4,612,918

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Wingstop, Inc....................................................  12,474 $  1,040,706
    Winmark Corp.....................................................   3,672      660,960
    Winnebago Industries, Inc........................................  58,248    2,799,981
    Wolverine World Wide, Inc........................................ 104,514    3,101,976
    WW International, Inc............................................   6,975      243,218
    Wyndham Destinations, Inc........................................  18,662      866,103
    Wyndham Hotels & Resorts, Inc....................................  29,440    1,588,877
    Wynn Resorts, Ltd................................................   5,929      719,425
#*  ZAGG, Inc........................................................  64,087      472,321
*   Zovio, Inc.......................................................  59,551      116,720
*   Zumiez, Inc......................................................  45,269    1,444,534
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          502,803,763
                                                                              ------------
CONSUMER STAPLES -- (3.7%)
    Alico, Inc.......................................................  10,214      335,530
    Altria Group, Inc................................................  17,674      791,618
    Andersons, Inc. (The)............................................  46,219      851,354
    Archer-Daniels-Midland Co........................................ 128,296    5,393,564
*   Avon Products, Inc............................................... 111,716      479,262
#   B&G Foods, Inc................................................... 107,792    1,676,166
#*  Boston Beer Co., Inc. (The), Class A.............................   5,703    2,135,545
*   Bridgford Foods Corp.............................................   4,114      101,492
    Bunge, Ltd.......................................................  98,526    5,320,404
#   Calavo Growers, Inc..............................................  11,046      958,020
#   Cal-Maine Foods, Inc.............................................  51,948    2,072,206
#   Campbell Soup Co.................................................  13,919      644,589
    Casey's General Stores, Inc......................................  17,684    3,020,604
#*  Central Garden & Pet Co..........................................  20,939      628,589
*   Central Garden & Pet Co., Class A................................  59,862    1,692,897
#*  Chefs' Warehouse, Inc. (The).....................................  41,680    1,380,650
    Church & Dwight Co., Inc.........................................  20,030    1,400,898
#   Coca-Cola Consolidated, Inc......................................   8,611    2,362,514
*   Coffee Holding Co., Inc..........................................   1,900        7,182
    Conagra Brands, Inc..............................................  39,698    1,073,831
    Constellation Brands, Inc., Class A..............................   9,086    1,729,338
    Constellation Brands, Inc., Class B..............................   1,214      230,872
    Costco Wholesale Corp............................................  12,989    3,859,162
    Coty, Inc., Class A.............................................. 315,206    3,684,758
*   Craft Brew Alliance, Inc.........................................  50,166      365,710
*   Crimson Wine Group, Ltd..........................................   7,007       49,750
*   Darling Ingredients, Inc......................................... 223,101    4,305,849
#   Dean Foods Co.................................................... 140,983      138,163
*   Edgewell Personal Care Co........................................  76,503    2,677,605
    Energizer Holdings, Inc..........................................   5,970      253,665
*   Farmer Brothers Co...............................................  45,844      588,179
    Flowers Foods, Inc............................................... 126,752    2,753,053
    Fresh Del Monte Produce, Inc.....................................  85,147    2,716,189
    General Mills, Inc...............................................  16,200      823,932
#*  Hain Celestial Group, Inc. (The).................................  17,672      417,766
#*  Herbalife Nutrition, Ltd.........................................  24,490    1,093,968
#   Hormel Foods Corp................................................  45,106    1,844,384
*   Hostess Brands, Inc.............................................. 141,962    1,814,274
    Ingles Markets, Inc., Class A....................................  24,913      982,320
    Ingredion, Inc...................................................  28,717    2,268,643
    Inter Parfums, Inc...............................................  42,188    3,266,617
#   J&J Snack Foods Corp.............................................  17,267    3,293,853
    JM Smucker Co. (The).............................................  34,957    3,694,256
    John B. Sanfilippo & Son, Inc....................................  14,738    1,563,997
    Kellogg Co.......................................................  12,152      772,017

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER STAPLES -- (Continued)
#   Keurig Dr Pepper, Inc............................................  22,142 $   623,519
    Kraft Heinz Co. (The)............................................  60,931   1,969,899
    Kroger Co. (The).................................................  77,932   1,920,244
    Lamb Weston Holdings, Inc........................................   5,072     395,819
#   Lancaster Colony Corp............................................   8,895   1,238,006
*   Landec Corp......................................................  52,000     512,200
*   Lifevantage Corp.................................................   2,000      27,120
*   Lifeway Foods, Inc...............................................  10,375      20,646
    Limoneira Co.....................................................  22,817     431,698
    Mannatech, Inc...................................................   2,569      39,819
    McCormick & Co., Inc.............................................   1,064     170,921
    McCormick & Co., Inc. Non-Voting.................................  11,755   1,888,911
#   Medifast, Inc....................................................  18,619   2,065,592
#   MGP Ingredients, Inc.............................................  23,542   1,009,716
#   Molson Coors Brewing Co., Class A................................     534      31,640
    Molson Coors Brewing Co., Class B................................  67,895   3,579,424
    Mondelez International, Inc., Class A............................  87,238   4,575,633
*   Monster Beverage Corp............................................   7,200     404,136
#   National Beverage Corp...........................................   8,382     368,473
*   Natural Alternatives International, Inc..........................   8,015      71,414
*   Natural Grocers by Vitamin Cottage, Inc..........................  21,956     192,554
#   Natural Health Trends Corp.......................................     995       6,736
*   Nature's Sunshine Products, Inc..................................  20,833     196,664
    Nu Skin Enterprises, Inc., Class A...............................  31,455   1,402,264
    Oil-Dri Corp. of America.........................................   7,273     254,628
*   Performance Food Group Co........................................  57,521   2,450,970
    Philip Morris International, Inc.................................  34,225   2,787,284
#*  Pilgrim's Pride Corp.............................................  45,815   1,390,943
*   Post Holdings, Inc...............................................  67,110   6,905,619
#   PriceSmart, Inc..................................................  41,050   3,041,805
#*  Primo Water Corp.................................................  13,032     157,622
    Procter & Gamble Co. (The)....................................... 116,144  14,461,089
#*  Pyxus International, Inc.........................................  13,882     158,532
#*  Revlon, Inc., Class A............................................   9,621     252,936
#*  Rite Aid Corp....................................................   3,815      35,098
    Rocky Mountain Chocolate Factory, Inc............................   5,450      49,186
*   S&W Seed Co......................................................  14,868      33,602
    Sanderson Farms, Inc.............................................  32,665   5,056,869
    Seaboard Corp....................................................     535   2,257,213
*   Seneca Foods Corp., Class A......................................  13,520     478,338
*   Seneca Foods Corp., Class B......................................   1,251      43,660
*   Simply Good Foods Co. (The)......................................  74,455   1,827,126
    SpartanNash Co...................................................  57,409     751,771
    Spectrum Brands Holdings, Inc....................................  25,108   1,260,673
*   Sprouts Farmers Market, Inc......................................  64,713   1,256,079
*   Tofutti Brands, Inc..............................................     799       1,550
#   Tootsie Roll Industries, Inc.....................................  22,342     765,884
#*  TreeHouse Foods, Inc.............................................  98,669   5,330,099
    Turning Point Brands, Inc........................................     539      11,249
    Tyson Foods, Inc., Class A.......................................  47,445   3,927,972
#*  United Natural Foods, Inc........................................  85,401     640,507
    United-Guardian, Inc.............................................   1,872      36,223
    Universal Corp...................................................  44,566   2,442,217
*   US Foods Holding Corp............................................  67,152   2,663,920
*   USANA Health Sciences, Inc.......................................  19,931   1,477,086
#   Vector Group, Ltd................................................  33,478     408,432
#*  Veru, Inc........................................................  14,000      27,440
    Village Super Market, Inc., Class A..............................  10,832     287,048
    Walgreens Boots Alliance, Inc....................................  79,900   4,376,922

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
    Walmart, Inc.....................................................  76,857 $  9,012,252
#   WD-40 Co.........................................................   7,242    1,357,151
#   Weis Markets, Inc................................................  37,487    1,442,875
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          179,778,153
                                                                              ------------
ENERGY -- (5.5%)
*   Abraxas Petroleum Corp........................................... 116,882       33,896
    Adams Resources & Energy, Inc....................................   5,276      158,280
    Amplify Energy Corp..............................................   4,800       34,800
#*  Antero Resources Corp............................................ 131,175      327,938
    Apache Corp......................................................  79,552    1,723,096
*   Apergy Corp......................................................  57,361    1,443,776
#   Arch Coal, Inc., Class A.........................................  38,773    3,058,802
    Archrock, Inc.................................................... 167,170    1,611,519
*   Ardmore Shipping Corp............................................   6,793       54,276
*   Aspen Aerogels, Inc..............................................  32,024      186,700
    Baker Hughes Co..................................................  65,195    1,395,173
*   Barnwell Industries, Inc.........................................   7,497        2,847
#*  Basic Energy Services, Inc.......................................  39,876       22,729
#   Berry Petroleum Corp.............................................  25,575      240,149
*   Bonanza Creek Energy, Inc........................................  36,840      656,489
    Cabot Oil & Gas Corp.............................................  54,997    1,025,144
*   Cactus, Inc., Class A............................................   3,676      109,251
#*  California Resources Corp........................................  24,490      136,899
#*  Callon Petroleum Co.............................................. 651,744    2,476,627
#*  Carrizo Oil & Gas, Inc........................................... 152,570    1,122,915
*   Centennial Resource Development, Inc., Class A................... 137,519      467,565
*   Cheniere Energy, Inc.............................................  10,173      626,148
#*  Chesapeake Energy Corp........................................... 622,071      833,575
    Chevron Corp..................................................... 234,556   27,241,334
    Cimarex Energy Co................................................  27,426    1,157,926
*   Clean Energy Fuels Corp.......................................... 209,382      471,110
*   CNX Resources Corp............................................... 255,875    2,157,026
    Concho Resources, Inc............................................  64,803    4,375,499
    ConocoPhillips...................................................  92,179    5,088,281
*   CONSOL Energy, Inc...............................................  34,779      460,126
#*  Contango Oil & Gas Co............................................ 118,476      295,005
*   Continental Resources, Inc.......................................  19,021      560,549
    Core Laboratories NV.............................................   7,352      323,782
#   CVR Energy, Inc..................................................  49,655    2,354,640
*   Dawson Geophysical Co............................................  56,799      136,318
    Delek US Holdings, Inc........................................... 138,506    5,533,315
#*  Denbury Resources, Inc........................................... 756,391      754,954
    Devon Energy Corp................................................  66,392    1,346,430
    DHT Holdings, Inc................................................ 283,715    2,193,117
#*  Diamond Offshore Drilling, Inc................................... 182,683      966,393
    Diamondback Energy, Inc..........................................  35,569    3,050,397
#   DMC Global, Inc..................................................  22,503    1,006,784
*   Dorian LPG, Ltd..................................................  27,766      345,687
*   Dril-Quip, Inc...................................................  79,155    3,246,938
#*  Earthstone Energy, Inc., Class A.................................  16,216       62,918
#   EnLink Midstream LLC............................................. 130,369      814,806
    EOG Resources, Inc...............................................  37,354    2,589,006
    EQT Corp.........................................................  40,584      435,872
#   Equitrans Midstream Corp.........................................  32,467      451,941
*   Era Group, Inc...................................................  30,538      295,302
    Evolution Petroleum Corp.........................................  40,771      229,133
*   Exterran Corp....................................................  52,353      663,313
#*  Extraction Oil & Gas, Inc........................................ 160,165      272,281

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
    Exxon Mobil Corp.................................................   466,524 $31,523,027
*   Forum Energy Technologies, Inc...................................   182,451     211,643
#*  Frank's International NV.........................................   170,374     834,833
    GasLog, Ltd......................................................    94,603   1,297,007
*   Geospace Technologies Corp.......................................    14,980     218,558
#*  Goodrich Petroleum Corp..........................................    10,368      99,844
#   Green Plains, Inc................................................    54,537     672,441
*   Gulf Island Fabrication, Inc.....................................    24,581     128,804
#*  Gulfport Energy Corp.............................................   375,612   1,046,079
    Hallador Energy Co...............................................    44,102     148,403
    Halliburton Co...................................................    28,334     545,430
*   Helix Energy Solutions Group, Inc................................   207,198   1,779,831
    Helmerich & Payne, Inc...........................................    56,760   2,128,500
    Hess Corp........................................................    64,841   4,263,296
#*  HighPoint Resources Corp.........................................    84,958      90,055
    HollyFrontier Corp...............................................   169,076   9,289,035
#*  Hornbeck Offshore Services, Inc..................................    42,073      21,323
*   Independence Contract Drilling, Inc..............................     2,791       2,484
*   International Seaways, Inc.......................................    25,592     643,383
*   ION Geophysical Corp.............................................    23,900     225,377
#*  Jagged Peak Energy, Inc..........................................   147,141   1,043,230
    Kinder Morgan, Inc...............................................   156,135   3,119,577
*   KLX Energy Services Holdings, Inc................................    35,115     278,813
#   Kosmos Energy, Ltd...............................................   474,522   2,942,036
*   Laredo Petroleum, Inc............................................   427,684   1,009,334
#   Liberty Oilfield Services, Inc., Class A.........................    24,645     226,980
*   Lonestar Resources US, Inc., Class A.............................    62,810     150,744
#   Mammoth Energy Services, Inc.....................................    20,838      33,341
    Marathon Oil Corp................................................   326,661   3,766,401
    Marathon Petroleum Corp..........................................   111,784   7,148,587
#*  Matador Resources Co.............................................   174,296   2,424,457
*   Matrix Service Co................................................    43,835     822,345
#*  McDermott International, Inc.....................................   275,164     448,517
*   Mitcham Industries, Inc..........................................    31,666      72,832
#*  Montage Resources Corp...........................................     9,192      41,548
#   Murphy Oil Corp..................................................   203,591   4,200,082
#   Nabors Industries, Ltd........................................... 1,035,552   1,915,771
    NACCO Industries, Inc., Class A..................................     9,759     492,830
    National Oilwell Varco, Inc......................................   122,512   2,771,221
*   Natural Gas Services Group, Inc..................................    24,515     291,483
#*  NCS Multistage Holdings, Inc.....................................     1,110       2,498
*   Newpark Resources, Inc...........................................   165,215     991,290
    NexTier Oilfield Solutions, Inc..................................   194,227     839,060
#*  Noble Corp. P.L.C. ..............................................   165,560     203,639
    Noble Energy, Inc................................................   203,789   3,924,976
*   Northern Oil and Gas, Inc........................................    87,566     171,629
*   Oasis Petroleum, Inc.............................................   694,913   1,813,723
    Occidental Petroleum Corp........................................    66,322   2,686,041
*   Oceaneering International, Inc...................................   138,715   1,964,204
*   Oil States International, Inc....................................   171,728   2,450,559
    ONEOK, Inc.......................................................    18,514   1,292,833
*   Pacific Drilling SA..............................................     1,600       4,000
#*  Pacific Ethanol, Inc.............................................    45,060      24,918
    Panhandle Oil and Gas, Inc., Class A.............................    27,323     387,713
#*  Par Pacific Holdings, Inc........................................    67,216   1,522,442
    Parsley Energy, Inc., Class A....................................   175,306   2,771,588
    Patterson-UTI Energy, Inc........................................   246,435   2,050,339
    PBF Energy, Inc., Class A........................................   188,703   6,091,333
*   PDC Energy, Inc..................................................    75,812   1,512,449

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
    Peabody Energy Corp..............................................   147,564 $  1,553,849
*   Penn Virginia Corp...............................................    16,635      395,913
    Phillips 66......................................................    24,696    2,884,987
    Pioneer Natural Resources Co.....................................    12,551    1,544,024
#*  PrimeEnergy Resources Corp.......................................       908      143,845
*   ProPetro Holding Corp............................................   118,861      921,173
    QEP Resources, Inc...............................................   187,774      625,287
#*  Quintana Energy Services, Inc....................................     1,700        2,839
#   Range Resources Corp.............................................   379,101    1,527,777
#*  Renewable Energy Group, Inc......................................    90,120    1,472,561
*   REX American Resources Corp......................................    10,443      845,048
*   RigNet, Inc......................................................    21,824      114,358
#*  Ring Energy, Inc.................................................    82,748      137,362
#   RPC, Inc.........................................................    21,678       89,747
*   SandRidge Energy, Inc............................................    43,643      191,156
    Schlumberger, Ltd................................................    80,000    2,615,200
    Scorpio Tankers, Inc.............................................    54,977    1,748,818
*   SEACOR Holdings, Inc.............................................    33,680    1,445,209
*   SEACOR Marine Holdings, Inc......................................    45,090      586,621
*   Select Energy Services, Inc., Class A............................    47,597      361,737
    SemGroup Corp., Class A..........................................   144,875    2,332,488
    Ship Finance International, Ltd..................................   131,079    1,896,713
*   SilverBow Resources, Inc.........................................     3,866       30,541
    SM Energy Co.....................................................   130,666    1,024,421
*   Smart Sand, Inc..................................................    17,717       41,281
#   Solaris Oilfield Infrastructure, Inc., Class A...................     9,460      100,654
#*  Southwestern Energy Co........................................... 1,376,786    2,822,411
*   SRC Energy, Inc..................................................   465,906    1,453,627
*   Superior Energy Services, Inc....................................   172,083       68,833
*   Talos Energy, Inc................................................    48,155    1,036,777
#   Targa Resources Corp.............................................    65,476    2,545,707
    TechnipFMC P.L.C. ...............................................    99,176    1,956,743
#   Teekay Corp......................................................    37,640      192,340
*   Teekay Tankers, Ltd., Class A....................................   188,100      383,724
*   TETRA Technologies, Inc..........................................   229,523      390,189
*   Tidewater, Inc...................................................    17,076      277,143
#*  Transocean, Ltd..................................................   499,314    2,371,742
*   Unit Corp........................................................   156,467      319,193
#   US Silica Holdings, Inc..........................................   121,887      543,616
*   VAALCO Energy, Inc...............................................     3,600        7,164
#   Valaris P.L.C. ..................................................   196,519      807,693
    Valero Energy Corp...............................................    89,358    8,665,939
*   W&T Offshore, Inc................................................   134,225      540,927
#*  Whiting Petroleum Corp...........................................   197,205    1,250,280
    Williams Cos., Inc. (The)........................................    35,721      796,936
    World Fuel Services Corp.........................................   121,547    5,077,018
*   WPX Energy, Inc..................................................   412,369    4,115,443
                                                                                ------------
TOTAL ENERGY.........................................................            265,960,547
                                                                                ------------
FINANCIALS -- (22.8%)
    1st Constitution Bancorp.........................................    11,570      219,714
    1st Source Corp..................................................    41,442    2,121,002
    ACNB Corp........................................................     7,905      279,758
    Affiliated Managers Group, Inc...................................     9,891      790,093
    Aflac, Inc.......................................................   101,122    5,375,646
*   Alleghany Corp...................................................     6,928    5,391,993
#*  Allegiance Bancshares, Inc.......................................     4,451      148,040
    Allstate Corp. (The).............................................    41,222    4,386,845
    Ally Financial, Inc..............................................   208,481    6,385,773

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   A-Mark Precious Metals, Inc......................................   6,646 $    71,777
*   Ambac Financial Group, Inc.......................................  47,221     968,030
    American Equity Investment Life Holding Co....................... 158,798   3,919,135
    American Express Co..............................................  42,837   5,023,923
    American Financial Group, Inc....................................  38,927   4,049,965
    American International Group, Inc................................  72,521   3,840,712
    American National Bankshares, Inc................................   9,865     357,113
    American National Insurance Co...................................  21,575   2,588,568
    American River Bankshares........................................   1,900      27,379
    Ameriprise Financial, Inc........................................  18,132   2,735,937
    Ameris Bancorp...................................................  96,682   4,142,824
    AMERISAFE, Inc...................................................  26,331   1,672,808
    AmeriServ Financial, Inc.........................................  15,921      66,231
    Ames National Corp...............................................  13,390     370,903
*   Arch Capital Group, Ltd.......................................... 174,912   7,304,325
#   Ares Management Corp., Class A...................................   4,739     140,132
    Argo Group International Holdings, Ltd...........................  60,182   3,723,460
    Arrow Financial Corp.............................................  22,529     791,218
    Arthur J Gallagher & Co..........................................  14,066   1,283,101
    Artisan Partners Asset Management, Inc., Class A.................  20,958     573,201
    Associated Banc-Corp............................................. 200,740   4,036,881
#   Associated Capital Group, Inc., Class A..........................   1,469      59,641
    Assurant, Inc....................................................  44,325   5,588,053
    Assured Guaranty, Ltd............................................ 100,469   4,714,005
*   Asta Funding, Inc................................................   1,515      10,454
*   Athene Holding, Ltd., Class A....................................  47,069   2,040,441
    Atlantic American Corp...........................................   5,179      11,601
*   Atlantic Capital Bancshares, Inc.................................  25,200     469,980
    Atlantic Union Bankshares Corp................................... 126,752   4,672,079
*   Atlanticus Holdings Corp.........................................  19,831     156,863
    Auburn National Bancorporation, Inc..............................   2,722     116,229
    Axis Capital Holdings, Ltd.......................................  79,742   4,739,067
*   Axos Financial, Inc..............................................  98,136   2,850,851
    Banc of California, Inc..........................................  63,815     878,733
    BancFirst Corp...................................................  43,213   2,501,601
*   Bancorp of New Jersey, Inc.......................................   4,827      87,562
*   Bancorp, Inc. (The)..............................................  89,555     976,149
    BancorpSouth Bank................................................ 135,396   4,152,595
    Bank of America Corp............................................. 851,074  26,613,084
    Bank of Commerce Holdings........................................  11,986     134,483
#   Bank of Hawaii Corp..............................................  35,363   3,087,544
    Bank of Marin Bancorp............................................   9,232     405,008
    Bank of New York Mellon Corp. (The).............................. 105,745   4,943,579
    Bank of NT Butterfield & Son, Ltd. (The).........................  69,254   2,281,919
    Bank of South Carolina Corp......................................   3,898      72,308
    Bank OZK.........................................................  52,678   1,478,145
    BankFinancial Corp...............................................  35,242     453,917
    BankUnited, Inc.................................................. 112,600   3,862,180
    Bankwell Financial Group, Inc....................................   3,662     104,806
    Banner Corp......................................................  55,096   2,974,082
    Bar Harbor Bankshares............................................  14,642     366,782
*   Baycom Corp......................................................   5,000     105,700
#   BB&T Corp........................................................  90,553   4,803,837
    BCB Bancorp, Inc.................................................  10,545     136,031
*   Berkshire Bancorp, Inc...........................................   2,025      25,110
*   Berkshire Hathaway, Inc., Class B................................ 140,759  29,922,548
    Berkshire Hills Bancorp, Inc.....................................  86,677   2,689,587
    BGC Partners, Inc., Class A...................................... 127,988     665,538
    BlackRock, Inc...................................................   6,183   2,854,691

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   Blucora, Inc.....................................................  51,074 $ 1,104,731
    Blue Capital Reinsurance Holdings, Ltd...........................   6,568      46,042
#   BOK Financial Corp...............................................  67,149   5,180,545
    Boston Private Financial Holdings, Inc........................... 156,144   1,756,620
    Bridge Bancorp, Inc..............................................  12,760     413,424
*   Brighthouse Financial, Inc.......................................  15,892     600,082
*   BrightSphere Investment Group P.L.C. ............................  24,798     243,516
    Brookline Bancorp, Inc........................................... 141,722   2,225,035
    Brown & Brown, Inc...............................................  72,663   2,737,942
    Bryn Mawr Bank Corp..............................................  33,722   1,285,145
*   Byline Bancorp, Inc..............................................   3,200      55,488
    C&F Financial Corp...............................................   4,203     213,765
    Cadence Bancorp.................................................. 158,353   2,435,469
    California First National Bancorp................................   6,388     112,748
    Cambridge Bancorp................................................   2,984     231,290
    Camden National Corp.............................................  23,734   1,051,654
*   Cannae Holdings, Inc............................................. 110,610   3,229,812
    Capital City Bank Group, Inc.....................................  23,672     673,468
    Capital One Financial Corp.......................................  70,527   6,576,643
    Capitol Federal Financial, Inc................................... 263,225   3,756,221
    Capstar Financial Holdings, Inc..................................   2,201      37,219
    Carolina Financial Corp..........................................  28,919   1,097,476
*   Carolina Trust Bancshares, Inc...................................   1,062      11,693
    Cathay General Bancorp...........................................  99,933   3,554,617
    Cboe Global Markets, Inc.........................................  12,636   1,455,035
    CBTX, Inc........................................................   9,778     280,140
    CenterState Bank Corp............................................ 142,802   3,621,459
    Central Pacific Financial Corp...................................  40,073   1,158,911
    Central Valley Community Bancorp.................................     800      16,664
    Century Bancorp, Inc., Class A...................................   6,365     553,819
    Charles Schwab Corp. (The).......................................  31,812   1,295,067
    Chemung Financial Corp...........................................   3,608     153,593
    Chubb, Ltd.......................................................  31,930   4,866,771
    Cincinnati Financial Corp........................................  43,226   4,893,615
    CIT Group, Inc...................................................  91,315   3,916,500
    Citigroup, Inc................................................... 204,743  14,712,832
    Citizens & Northern Corp.........................................   5,780     148,604
#   Citizens Community Bancorp, Inc..................................   4,408      49,017
    Citizens Financial Group, Inc....................................  97,760   3,437,242
    Citizens Holding Co..............................................   2,806      58,645
#*  Citizens, Inc....................................................  46,149     307,352
#   City Holding Co..................................................  23,364   1,853,700
    Civista Bancshares, Inc..........................................  12,586     282,933
    CME Group, Inc...................................................  17,214   3,541,780
    CNA Financial Corp...............................................  18,368     823,621
    CNB Financial Corp...............................................  15,777     493,347
    CNO Financial Group, Inc......................................... 235,316   3,682,695
    Codorus Valley Bancorp, Inc......................................   8,409     182,065
    Cohen & Steers, Inc..............................................  29,832   1,952,206
    Colony Bankcorp, Inc.............................................   5,499      85,454
    Columbia Banking System, Inc..................................... 124,609   4,897,134
*   Columbia Financial, Inc..........................................  38,217     630,198
    Comerica, Inc....................................................  55,683   3,642,782
#   Commerce Bancshares, Inc.........................................  59,469   3,827,425
    Commercial National Financial Corp...............................   1,413      30,083
    Community Bank System, Inc.......................................  73,835   5,004,536
    Community Bankers Trust Corp.....................................  27,841     241,103
    Community Financial Corp. (The)..................................   6,638     221,178
*   Community First Bancshares, Inc..................................   3,000      30,570

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Community Trust Bancorp, Inc.....................................  30,921 $1,354,649
    Community West Bancshares........................................   2,872     28,490
    ConnectOne Bancorp, Inc..........................................  51,784  1,257,316
*   Consumer Portfolio Services, Inc.................................  67,769    228,720
#   County Bancorp, Inc..............................................   8,099    178,097
#*  Cowen, Inc., Class A.............................................  18,912    283,113
#   Crawford & Co., Class A..........................................  58,663    621,241
    Crawford & Co., Class B..........................................  38,504    358,087
#*  Credit Acceptance Corp...........................................   5,854  2,562,940
#   Cullen/Frost Bankers, Inc........................................  14,354  1,293,008
*   Customers Bancorp, Inc...........................................  53,012  1,250,023
    CVB Financial Corp............................................... 149,206  3,100,501
    Diamond Hill Investment Group, Inc...............................   5,730    807,128
    Dime Community Bancshares, Inc...................................  69,392  1,338,572
    Discover Financial Services......................................  43,791  3,514,666
    DNB Financial Corp...............................................   5,244    238,497
    Donegal Group, Inc., Class A.....................................  48,314    711,182
    Donegal Group, Inc., Class B.....................................   3,821     52,290
*   Donnelley Financial Solutions, Inc...............................  41,919    473,685
    E*TRADE Financial Corp...........................................  63,156  2,639,289
    Eagle Bancorp Montana, Inc.......................................   7,714    146,720
    Eagle Bancorp, Inc...............................................  46,598  2,103,434
    East West Bancorp, Inc...........................................  37,299  1,600,873
    Eaton Vance Corp.................................................  28,293  1,290,161
#*  eHealth, Inc.....................................................  26,031  1,797,180
    Elmira Savings Bank..............................................   1,680     23,604
    Emclaire Financial Corp..........................................     500     15,375
    Employers Holdings, Inc..........................................  57,548  2,436,582
#*  Encore Capital Group, Inc........................................  39,705  1,317,809
*   Enova International, Inc.........................................  74,883  1,759,002
*   Enstar Group, Ltd................................................  15,614  3,136,853
*   Entegra Financial Corp...........................................   3,049     91,775
    Enterprise Bancorp, Inc..........................................   6,505    193,914
    Enterprise Financial Services Corp...............................  39,852  1,745,518
*   Equity Bancshares, Inc., Class A.................................  10,114    280,765
#   Erie Indemnity Co., Class A......................................   7,683  1,415,746
*   Esquire Financial Holdings, Inc..................................     826     20,072
    ESSA Bancorp, Inc................................................  11,606    189,758
    Essent Group, Ltd................................................  36,623  1,907,692
    Evans Bancorp, Inc...............................................   4,676    177,641
    Evercore, Inc., Class A..........................................  18,978  1,397,540
    Everest Re Group, Ltd............................................  19,038  4,894,479
#*  EZCORP, Inc., Class A............................................  80,402    422,915
#   FactSet Research Systems, Inc....................................   5,700  1,445,064
#   Farmers & Merchants Bancorp, Inc.................................   1,953     49,997
    Farmers National Banc Corp.......................................  13,624    203,270
    Fauquier Bankshares, Inc.........................................     840     16,548
    FB Financial Corp................................................  33,641  1,267,256
    FBL Financial Group, Inc., Class A...............................  32,494  1,864,506
    Federal Agricultural Mortgage Corp., Class A.....................     987     73,926
    Federal Agricultural Mortgage Corp., Class C.....................  13,576  1,149,751
    Federated Investors, Inc., Class B............................... 166,679  5,323,727
    FedNat Holding Co................................................  25,970    372,670
    Fidelity D&D Bancorp, Inc........................................      50      3,298
    Fidelity National Financial, Inc.................................  95,039  4,356,588
    Fifth Third Bancorp.............................................. 263,905  7,674,357
    Financial Institutions, Inc......................................  27,038    849,804
*   First Acceptance Corp............................................  27,407     21,103
    First American Financial Corp.................................... 149,802  9,254,768

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    First Bancorp....................................................  51,514 $1,944,653
    First BanCorp.................................................... 376,044  3,955,983
    First Bancorp, Inc...............................................  11,947    337,742
    First Bancshares, Inc............................................     700     11,060
    First Bancshares, Inc. (The).....................................   2,812     92,684
    First Bank.......................................................  10,678    112,760
    First Busey Corp.................................................  74,114  1,954,386
    First Business Financial Services, Inc...........................  11,680    284,058
    First Capital, Inc...............................................   2,700    158,490
    First Choice Bancorp.............................................     980     21,913
    First Citizens BancShares, Inc., Class A.........................  11,878  5,843,026
    First Commonwealth Financial Corp................................ 172,895  2,436,091
    First Community Bancshares, Inc..................................  24,930    793,522
    First Community Corp.............................................  10,126    193,913
    First Defiance Financial Corp....................................  25,202    779,246
    First Financial Bancorp.......................................... 175,079  4,103,852
#   First Financial Bankshares, Inc..................................  95,562  3,180,303
    First Financial Corp.............................................  13,801    605,450
    First Financial Northwest, Inc...................................  19,410    274,652
    First Foundation, Inc............................................  34,220    547,862
    First Hawaiian, Inc..............................................  10,800    295,164
    First Horizon National Corp...................................... 400,904  6,402,437
    First Internet Bancorp...........................................  11,057    251,436
    First Interstate BancSystem, Inc., Class A.......................  58,424  2,451,471
    First Merchants Corp.............................................  95,288  3,768,640
#   First Mid Bancshares, Inc........................................   3,178    110,912
    First Midwest Bancorp, Inc....................................... 178,140  3,658,996
    First Northwest Bancorp..........................................   8,648    151,945
    First of Long Island Corp. (The).................................  17,578    412,028
    First Republic Bank..............................................  17,944  1,908,524
    First Savings Financial Group, Inc...............................   2,168    134,286
    First United Corp................................................   7,908    185,047
    First US Bancshares, Inc.........................................   1,708     16,055
*   First Western Financial, Inc.....................................     622     10,263
    FirstCash, Inc...................................................  50,735  4,281,527
    Flagstar Bancorp, Inc............................................  99,543  3,617,393
    Flushing Financial Corp..........................................  54,698  1,183,665
    FNB Corp......................................................... 386,279  4,658,525
    Franklin Financial Network, Inc..................................  17,832    593,271
#   Franklin Resources, Inc..........................................  64,144  1,767,167
    FS Bancorp, Inc..................................................   3,189    182,570
    Fulton Financial Corp............................................ 271,295  4,628,293
#   GAIN Capital Holdings, Inc.......................................  67,493    284,820
*   GAINSCO, Inc.....................................................     561     20,126
    GAMCO Investors, Inc., Class A...................................   4,141     65,262
*   Genworth Financial, Inc., Class A................................ 108,607    464,838
    German American Bancorp, Inc.....................................  34,787  1,149,710
    Glacier Bancorp, Inc.............................................  78,578  3,325,421
    Global Indemnity, Ltd............................................  19,269    477,100
    Globe Life, Inc..................................................  30,815  2,999,224
    Goldman Sachs Group, Inc. (The)..................................  33,967  7,247,878
*   Great Elm Capital Group, Inc.....................................  14,407     47,399
    Great Southern Bancorp, Inc......................................  23,572  1,424,220
    Great Western Bancorp, Inc....................................... 103,477  3,608,243
*   Green Dot Corp., Class A.........................................  36,636  1,056,582
#   Greenhill & Co., Inc.............................................  10,557    171,023
#*  Greenlight Capital Re, Ltd., Class A.............................  33,491    361,703
#   Guaranty Bancshares, Inc.........................................   1,778     56,291
    Guaranty Federal Bancshares, Inc.................................   2,787     67,640

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   Hallmark Financial Services, Inc.................................  29,577 $   527,062
#   Hamilton Lane, Inc., Class A.....................................   8,941     533,062
    Hancock Whitney Corp............................................. 131,790   5,139,810
    Hanmi Financial Corp.............................................  55,564   1,069,607
    Hanover Insurance Group, Inc. (The)..............................  18,955   2,496,563
*   HarborOne Bancrop, Inc...........................................   9,630      98,322
    Harleysville Financial Corp......................................   2,920      68,109
    Hartford Financial Services Group, Inc. (The).................... 173,532   9,905,207
    Hawthorn Bancshares, Inc.........................................   6,246     149,904
    HCI Group, Inc...................................................  23,797   1,000,664
    Heartland Financial USA, Inc.....................................  51,429   2,405,849
#   Hennessy Advisors, Inc...........................................  11,032     122,455
    Heritage Commerce Corp...........................................  61,723     741,910
    Heritage Financial Corp..........................................  59,288   1,632,199
    Heritage Insurance Holdings, Inc.................................  11,291     150,396
    Hilltop Holdings, Inc............................................ 181,844   4,247,876
    Hingham Institution for Savings..................................   1,835     348,632
*   HMN Financial, Inc...............................................   2,450      51,573
    Home Bancorp, Inc................................................   7,804     297,801
#   Home BancShares, Inc............................................. 170,735   3,155,183
*   HomeStreet, Inc..................................................  29,878     896,639
    HomeTrust Bancshares, Inc........................................   9,675     258,323
    Hope Bancorp, Inc................................................ 243,506   3,474,831
    Horace Mann Educators Corp.......................................  54,004   2,352,414
    Horizon Bancorp, Inc.............................................  45,082     822,972
    Houlihan Lokey, Inc..............................................  26,633   1,258,676
*   Howard Bancorp, Inc..............................................  11,958     200,655
    Huntington Bancshares, Inc....................................... 490,578   6,931,867
    IBERIABANK Corp..................................................  65,083   4,776,441
    IF Bancorp, Inc..................................................     779      16,737
    Independence Holding Co..........................................  10,638     415,946
    Independent Bank Corp............................................  44,480   3,650,918
    Independent Bank Corp............................................  34,666     780,332
    Independent Bank Group, Inc......................................  60,090   3,213,012
#   Interactive Brokers Group, Inc., Class A.........................  78,762   3,745,133
    Intercontinental Exchange, Inc...................................  33,150   3,126,708
    International Bancshares Corp.................................... 118,525   4,854,784
*   INTL. FCStone, Inc...............................................  30,647   1,225,880
    Invesco, Ltd..................................................... 171,277   2,880,879
    Investar Holding Corp............................................   8,973     222,620
    Investors Bancorp, Inc........................................... 401,537   4,838,521
    Investors Title Co...............................................   2,106     319,480
    James River Group Holdings, Ltd..................................  50,397   1,804,717
    Janus Henderson Group P.L.C. ....................................  96,620   2,234,821
    Jefferies Financial Group, Inc................................... 171,181   3,195,949
    JPMorgan Chase & Co.............................................. 417,971  52,212,937
    Kearny Financial Corp............................................ 177,748   2,493,804
    Kemper Corp......................................................  69,177   4,972,443
#   Kentucky First Federal Bancorp...................................   2,320      17,400
    KeyCorp.......................................................... 243,799   4,381,068
    Kingstone Cos., Inc..............................................   8,849      71,411
    Kinsale Capital Group, Inc.......................................     415      43,874
    Ladenburg Thalmann Financial Services, Inc.......................  58,776     132,834
#   Lake Shore Bancorp, Inc..........................................     802      11,966
    Lakeland Bancorp, Inc............................................  71,856   1,189,217
#   Lakeland Financial Corp..........................................  37,698   1,754,842
    Landmark Bancorp, Inc............................................   3,965      91,948
    Lazard, Ltd., Class A............................................  21,214     791,919
    LCNB Corp........................................................  12,830     231,966

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    LegacyTexas Financial Group, Inc.................................  82,173 $3,495,639
    Legg Mason, Inc.................................................. 110,258  4,108,213
#*  LendingClub Corp................................................. 100,865  1,274,934
#*  LendingTree, Inc.................................................   3,231  1,162,675
*   Limestone Bancorp, Inc...........................................   1,669     25,118
    Lincoln National Corp............................................ 101,051  5,707,360
#   Live Oak Bancshares, Inc.........................................  44,113    800,651
    Loews Corp....................................................... 114,074  5,589,626
    LPL Financial Holdings, Inc......................................  43,478  3,514,762
    M&T Bank Corp....................................................  25,178  3,941,112
    Macatawa Bank Corp...............................................  43,455    454,322
    Mackinac Financial Corp..........................................   7,896    123,493
*   Magyar Bancorp, Inc..............................................   1,971     24,342
    Maiden Holdings, Ltd............................................. 103,652     59,600
*   Malvern Bancorp, Inc.............................................   8,476    189,693
*   Markel Corp......................................................   5,644  6,609,124
    MarketAxess Holdings, Inc........................................   5,724  2,109,809
    Marlin Business Services Corp....................................  19,551    464,141
    Marsh & McLennan Cos., Inc.......................................   9,400    974,028
#*  MBIA, Inc........................................................ 246,439  2,289,418
    Mercantile Bank Corp.............................................  20,583    724,727
    Merchants Bancorp................................................   1,777     29,018
    Mercury General Corp.............................................  86,159  4,140,802
    Meridian Bancorp, Inc............................................  95,400  1,866,024
#   Meta Financial Group, Inc........................................  44,742  1,416,532
    MetLife, Inc.....................................................  56,717  2,653,788
    MGIC Investment Corp.............................................  70,927    972,409
    Mid Penn Bancorp, Inc............................................   1,913     48,782
    Middlefield Banc Corp............................................   4,043    185,978
    Midland States Bancorp, Inc......................................   5,682    152,278
    MidWestOne Financial Group, Inc..................................   9,612    313,303
*   MMA Capital Holdings, Inc........................................   6,820    217,081
    Moelis & Co., Class A............................................  19,088    681,060
    Morgan Stanley................................................... 164,084  7,556,068
    Morningstar, Inc.................................................   4,838    782,982
#*  Mr Cooper Group, Inc.............................................  80,950  1,036,160
    MSB Financial Corp...............................................   2,950     46,315
    MSCI, Inc........................................................  18,036  4,230,524
    MutualFirst Financial, Inc.......................................  12,571    501,457
    MVB Financial Corp...............................................   7,680    154,752
    Nasdaq, Inc......................................................  36,850  3,676,524
    National Bank Holdings Corp., Class A............................  51,846  1,783,502
    National Bankshares, Inc.........................................   7,663    322,459
    National General Holdings Corp................................... 153,736  3,277,652
    National Western Life Group, Inc., Class A.......................   4,031  1,098,851
    Navient Corp..................................................... 392,999  5,411,596
#   NBT Bancorp, Inc.................................................  76,508  3,041,193
    Nelnet, Inc., Class A............................................  55,598  3,406,489
    New York Community Bancorp, Inc.................................. 197,672  2,302,879
>>  NewStar Financial, Inc...........................................  48,901     34,343
*   NI Holdings, Inc.................................................  12,427    217,473
*   Nicholas Financial, Inc..........................................   8,092     68,054
*   Nicolet Bankshares, Inc..........................................   1,544    106,505
*   NMI Holdings, Inc., Class A...................................... 105,560  3,087,630
*   Northeast Bank...................................................   2,442     52,283
    Northeast Community Bancorp, Inc.................................   5,923     68,707
    Northern Trust Corp..............................................  25,106  2,502,566
#   Northfield Bancorp, Inc..........................................  88,208  1,500,418
    Northrim BanCorp, Inc............................................   8,737    340,306

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Northwest Bancshares, Inc........................................ 199,334 $3,362,765
    Norwood Financial Corp...........................................   2,461     76,783
#   Oak Valley Bancorp...............................................   4,505     75,234
    OceanFirst Financial Corp........................................  75,737  1,812,386
#   Oconee Federal Financial Corp....................................   1,780     40,050
*   Ocwen Financial Corp.............................................  44,269     74,815
    OFG Bancorp......................................................  84,358  1,713,311
    Ohio Valley Banc Corp............................................   2,002     73,553
    Old Line Bancshares, Inc.........................................  12,801    374,813
    Old National Bancorp............................................. 272,745  4,908,046
    Old Point Financial Corp.........................................   4,109     98,904
    Old Republic International Corp.................................. 290,533  6,490,507
    Old Second Bancorp, Inc..........................................  14,324    172,891
*   On Deck Capital, Inc.............................................  92,610    413,041
    OneMain Holdings, Inc............................................  41,402  1,656,080
    Oppenheimer Holdings, Inc., Class A..............................   9,819    267,077
    Opus Bank........................................................  47,385  1,174,674
#   Origin Bancorp, Inc..............................................   8,427    296,546
    Oritani Financial Corp...........................................  71,372  1,331,802
    Orrstown Financial Services, Inc.................................  10,925    236,963
*   Pacific Mercantile Bancorp.......................................  28,291    202,564
    Pacific Premier Bancorp, Inc.....................................  86,423  2,917,208
    PacWest Bancorp.................................................. 107,112  3,962,073
#   Park National Corp...............................................  20,391  2,064,589
    Parke Bancorp, Inc...............................................  10,471    251,723
    Pathfinder Bancorp, Inc..........................................   1,218     15,895
#   Patriot National Bancorp, Inc....................................     120      1,560
    PB Bancorp, Inc..................................................   5,000     75,400
    PCSB Financial Corp..............................................   7,544    152,841
    Peapack Gladstone Financial Corp.................................  27,010    788,692
    Penns Woods Bancorp, Inc.........................................   8,925    272,837
*   Pennymac Financial Services, Inc.................................  45,507  1,416,633
    Peoples Bancorp of North Carolina, Inc...........................   3,626    107,837
    Peoples Bancorp, Inc.............................................  30,429    995,333
    Peoples Financial Corp...........................................   1,883     20,035
#   People's United Financial, Inc................................... 200,259  3,238,188
    People's Utah Bancorp............................................  11,413    332,118
    Pinnacle Financial Partners, Inc.................................  64,404  3,788,243
    Piper Jaffray Cos................................................  25,441  1,998,136
    PJT Partners, Inc., Class A......................................   5,350    222,186
    Plumas Bancorp...................................................   5,164    113,608
    PNC Financial Services Group, Inc. (The).........................  52,144  7,649,525
    Popular, Inc..................................................... 116,807  6,361,309
*   PRA Group, Inc...................................................  80,154  2,719,625
    Preferred Bank...................................................  19,752  1,052,979
    Premier Financial Bancorp, Inc...................................  18,480    328,020
    Primerica, Inc...................................................  46,785  5,903,331
    Principal Financial Group, Inc................................... 103,834  5,542,659
    ProAssurance Corp................................................  88,968  3,489,325
    Progressive Corp. (The)..........................................  31,737  2,212,069
#   Prosperity Bancshares, Inc.......................................  75,164  5,187,819
    Protective Insurance Corp., Class A..............................   1,285     19,082
    Protective Insurance Corp., Class B..............................  13,262    210,998
#*  Provident Bancorp, Inc...........................................  15,468    176,335
    Provident Financial Holdings, Inc................................   9,638    193,338
    Provident Financial Services, Inc................................ 116,050  2,895,447
    Prudential Bancorp, Inc..........................................  10,382    181,166
    Prudential Financial, Inc........................................  50,096  4,565,749
    Pzena Investment Management, Inc., Class A.......................   5,580     46,314

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    QCR Holdings, Inc................................................  13,908 $  564,387
    Radian Group, Inc................................................ 118,291  2,969,104
*   Randolph Bancorp, Inc............................................   4,141     62,363
    Raymond James Financial, Inc.....................................  28,835  2,407,434
    RBB Bancorp......................................................   1,747     35,185
*   Regional Management Corp.........................................  18,576    537,404
    Regions Financial Corp........................................... 357,820  5,760,902
    Reinsurance Group of America, Inc................................  30,108  4,891,647
    RenaissanceRe Holdings, Ltd......................................  40,926  7,660,529
    Renasant Corp....................................................  90,570  3,142,779
    Republic Bancorp, Inc., Class A..................................  22,425    997,240
*   Republic First Bancorp, Inc......................................  37,039    150,008
    Riverview Bancorp, Inc...........................................  39,107    281,179
    RLI Corp.........................................................  42,340  4,120,529
    S&T Bancorp, Inc.................................................  60,545  2,279,822
*   Safeguard Scientifics, Inc.......................................  39,114    442,379
    Safety Insurance Group, Inc......................................  26,070  2,534,004
    Salisbury Bancorp, Inc...........................................   1,317     50,125
    Sandy Spring Bancorp, Inc........................................  51,873  1,789,618
    Santander Consumer USA Holdings, Inc............................. 181,899  4,562,027
    SB Financial Group, Inc..........................................   4,442     75,159
    SB One Bancorp...................................................   6,077    134,180
*   Seacoast Banking Corp. of Florida................................  41,918  1,173,704
*   Security National Financial Corp., Class A.......................   7,526     37,103
    SEI Investments Co...............................................  27,893  1,671,349
*   Select Bancorp, Inc..............................................  17,436    197,027
    Selective Insurance Group, Inc...................................  59,546  4,115,820
    ServisFirst Bancshares, Inc......................................  57,776  2,022,160
#   Severn Bancorp, Inc..............................................   9,402     78,037
    Shore Bancshares, Inc............................................  10,297    160,736
#*  Siebert Financial Corp...........................................   9,193     82,461
    Sierra Bancorp...................................................  20,552    559,836
    Signature Bank...................................................  14,051  1,662,514
    Silvercrest Asset Management Group, Inc., Class A................   7,061     84,873
    Simmons First National Corp., Class A............................ 159,096  3,805,576
    SLM Corp......................................................... 282,090  2,380,840
*   SmartFinancial, Inc..............................................   1,923     40,479
    Sound Financial Bancorp, Inc.....................................   1,602     58,954
#   South State Corp.................................................  57,182  4,509,373
*   Southern First Bancshares, Inc...................................   8,205    330,744
    Southern Missouri Bancorp, Inc...................................   3,699    134,681
    Southern National Bancorp of Virginia, Inc.......................  13,019    206,221
#   Southside Bancshares, Inc........................................  60,990  2,101,105
    Southwest Georgia Financial Corp.................................   1,854     37,794
    Standard AVB Financial Corp......................................   1,929     53,588
    State Auto Financial Corp........................................  61,816  2,045,491
    State Street Corp................................................  54,817  3,621,759
    Sterling Bancorp................................................. 307,462  6,041,628
    Stewardship Financial Corp.......................................   1,829     28,807
    Stewart Information Services Corp................................  40,609  1,661,720
    Stifel Financial Corp............................................  65,845  3,686,003
    Stock Yards Bancorp, Inc.........................................  32,058  1,280,397
    Summit Financial Group, Inc......................................   4,130    105,150
    Summit State Bank................................................   4,239     51,334
    SunTrust Banks, Inc..............................................  59,174  4,043,951
*   SVB Financial Group..............................................  12,485  2,765,178
    Synchrony Financial.............................................. 207,888  7,352,999
    Synovus Financial Corp........................................... 128,004  4,335,495
    T Rowe Price Group, Inc..........................................  20,541  2,378,648

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    TCF Financial Corp............................................... 182,557 $ 7,227,432
    TD Ameritrade Holding Corp.......................................  15,702     602,643
    Territorial Bancorp, Inc.........................................  16,191     478,606
    Teton Advisors, Inc., Class A....................................      39       2,028
*   Texas Capital Bancshares, Inc....................................  47,214   2,552,389
#   TFS Financial Corp...............................................  44,220     851,677
*   Third Point Reinsurance, Ltd..................................... 112,123   1,064,047
    Timberland Bancorp, Inc..........................................   9,354     247,881
    Tiptree, Inc.....................................................  72,177     530,501
    Tompkins Financial Corp..........................................  19,937   1,744,687
    Towne Bank....................................................... 120,375   3,381,334
    Travelers Cos., Inc. (The).......................................  45,416   5,952,221
    TriCo Bancshares.................................................  44,405   1,670,960
*   TriState Capital Holdings, Inc...................................  34,263     792,161
*   Triumph Bancorp, Inc.............................................  35,203   1,142,337
    TrustCo Bank Corp. NY............................................ 195,240   1,686,874
    Trustmark Corp................................................... 121,009   4,153,029
    Two River Bancorp................................................   7,907     165,810
    U.S. Bancorp..................................................... 110,257   6,286,854
    UMB Financial Corp...............................................  53,315   3,479,337
    Umpqua Holdings Corp............................................. 254,969   4,033,610
#   Union Bankshares, Inc............................................   2,000      66,480
    United Bancorp, Inc..............................................   1,000      11,900
    United Bancshares, Inc...........................................   2,040      43,085
#   United Bankshares, Inc........................................... 130,459   5,158,349
    United Community Banks, Inc...................................... 129,351   3,907,694
    United Community Financial Corp..................................  90,422   1,029,907
    United Financial Bancorp, Inc....................................  84,817   1,197,616
    United Fire Group, Inc...........................................  33,160   1,509,443
#   United Insurance Holdings Corp...................................  61,292     751,440
    United Security Bancshares.......................................  20,773     211,261
    Unity Bancorp, Inc...............................................  12,281     268,217
#   Universal Insurance Holdings, Inc................................  73,055   1,980,521
    Univest Financial Corp...........................................  44,366   1,142,424
    Unum Group....................................................... 121,311   3,340,905
#   Valley National Bancorp.......................................... 176,057   2,038,740
    Value Line, Inc..................................................   3,839      77,663
    Veritex Holdings, Inc............................................  69,728   1,716,703
    Victory Capital Holdings, Inc., Class A..........................  12,835     199,713
#   Virtu Financial, Inc., Class A...................................  16,586     281,299
    Virtus Investment Partners, Inc..................................   9,818   1,065,057
    Voya Financial, Inc..............................................  89,305   4,818,898
#   Waddell & Reed Financial, Inc., Class A.......................... 131,775   2,182,194
    Walker & Dunlop, Inc.............................................  57,605   3,628,539
    Washington Federal, Inc.......................................... 123,725   4,511,013
    Washington Trust Bancorp, Inc....................................  22,030   1,125,513
    Waterstone Financial, Inc........................................  42,994     800,978
    Webster Financial Corp...........................................  79,799   3,519,136
#   Wellesley Bank...................................................   1,322      41,974
    Wells Fargo & Co................................................. 538,528  27,804,201
    WesBanco, Inc....................................................  87,747   3,298,410
    West Bancorporation, Inc.........................................  20,480     480,870
#   Westamerica Bancorporation.......................................  35,816   2,364,572
    Western Alliance Bancorp.........................................  99,645   4,915,488
    Western New England Bancorp, Inc.................................  44,846     428,728
    Westwood Holdings Group, Inc.....................................  13,918     420,741
    White Mountains Insurance Group, Ltd.............................   5,570   5,965,470
    Willis Towers Watson P.L.C.......................................  11,190   2,091,411
    Wintrust Financial Corp..........................................  78,278   4,995,702

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
FINANCIALS -- (Continued)
#   WisdomTree Investments, Inc...................................... 142,226 $      726,775
*   World Acceptance Corp............................................  15,329      1,591,303
    WR Berkley Corp..................................................  62,517      4,369,938
    WSFS Financial Corp..............................................  79,848      3,367,190
    WVS Financial Corp...............................................   1,627         24,909
    Zions Bancorp NA.................................................  93,831      4,547,989
                                                                              --------------
TOTAL FINANCIALS.....................................................          1,113,192,211
                                                                              --------------
HEALTH CARE -- (8.2%)
    Abbott Laboratories..............................................  87,255      7,295,391
*   ABIOMED, Inc.....................................................   2,919        605,926
#*  Acadia Healthcare Co., Inc....................................... 122,893      3,685,561
*   Accuray, Inc.....................................................  59,549        154,827
*   Achillion Pharmaceuticals, Inc................................... 196,899      1,262,123
#*  Acorda Therapeutics, Inc.........................................  85,580        141,207
*   Addus HomeCare Corp..............................................  19,099      1,608,327
*   Aduro Biotech, Inc...............................................   3,700          4,218
#*  Adverum Biotechnologies, Inc.....................................  50,464        366,873
*   Aeglea BioTherapeutics, Inc......................................  19,297        146,850
    Agilent Technologies, Inc........................................  19,910      1,508,182
#*  Agios Pharmaceuticals, Inc.......................................   4,759        143,151
#*  Akebia Therapeutics, Inc.........................................  28,311        105,600
*   Akorn, Inc....................................................... 111,909        558,426
*   Albireo Pharma, Inc..............................................   2,416         44,382
*   Alexion Pharmaceuticals, Inc.....................................   7,848        827,179
*   Alkermes P.L.C. .................................................   9,386        183,309
    Allergan P.L.C. .................................................  38,459      6,773,014
*   Allied Healthcare Products, Inc..................................   2,435          2,776
*   Allscripts Healthcare Solutions, Inc............................. 256,424      2,805,279
*   Alnylam Pharmaceuticals, Inc.....................................  10,076        873,992
*   Alphatec Holdings, Inc...........................................   5,803         39,925
*   Alpine Immune Sciences, Inc......................................   5,080         16,967
#*  AMAG Pharmaceuticals, Inc........................................  20,497        198,923
*   Amedisys, Inc....................................................  15,716      2,019,820
*   American Shared Hospital Services................................     900          2,142
    AmerisourceBergen Corp...........................................   5,303        452,770
*   AMN Healthcare Services, Inc.....................................  79,275      4,658,199
*   Amphastar Pharmaceuticals, Inc...................................  57,623      1,112,988
*   AnaptysBio, Inc..................................................  12,492        471,198
*   AngioDynamics, Inc...............................................  62,862        961,789
*   ANI Pharmaceuticals, Inc.........................................  17,570      1,372,393
#*  Anika Therapeutics, Inc..........................................  24,200      1,703,438
    Anthem, Inc......................................................  28,912      7,779,641
*   Apollo Endosurgery, Inc..........................................   9,849         30,236
*   Applied Genetic Technologies Corp................................  14,385         43,587
    Apyx Medical Corp................................................  12,837         84,724
*   Ardelyx, Inc.....................................................  50,591        252,955
*   Arena Pharmaceuticals, Inc.......................................  37,140      1,809,275
*   Assembly Biosciences, Inc........................................   9,760        161,138
*   Assertio Therapeutics, Inc.......................................  86,148         68,066
#*  Atara Biotherapeutics, Inc.......................................  12,769        139,437
    Atrion Corp......................................................   1,718      1,449,013
*   Audentes Therapeutics, Inc.......................................  39,924      1,073,956
#*  Avanos Medical, Inc..............................................  87,029      3,832,757
    Baxter International, Inc........................................  23,654      1,814,262
    Becton Dickinson and Co..........................................  10,187      2,607,872
*   Biogen, Inc......................................................   8,575      2,561,438
*   BioMarin Pharmaceutical, Inc.....................................   6,298        461,077
*   Bio-Rad Laboratories, Inc., Class A..............................   8,813      2,922,567

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
HEALTH CARE -- (Continued)
*   BioSpecifics Technologies Corp...................................   5,511 $  266,898
    Bio-Techne Corp..................................................  10,652  2,217,427
*   BioTelemetry, Inc................................................  17,538    690,296
#*  Bluebird Bio, Inc................................................   4,569    370,089
*   Boston Scientific Corp...........................................  33,151  1,382,397
    Bristol-Myers Squibb Co..........................................  43,401  2,489,915
*   Brookdale Senior Living, Inc..................................... 534,620  3,929,457
    Bruker Corp......................................................  22,783  1,013,844
*   Caladrius Biosciences, Inc.......................................   2,017      4,256
*   Calithera Biosciences, Inc.......................................  22,505     64,814
*   Cambrex Corp.....................................................  55,521  3,316,269
#   Cantel Medical Corp..............................................  13,413    977,674
#*  Capital Senior Living Corp.......................................  72,493    297,946
    Cardinal Health, Inc.............................................  16,564    819,090
*   Cardiovascular Systems, Inc......................................   2,033     90,509
*   Castlight Health, Inc., Class B..................................  21,424     32,350
*   Catalent, Inc....................................................  39,138  1,904,064
#*  Catalyst Biosciences, Inc........................................  28,047    152,576
#*  Celldex Therapeutics, Inc........................................  12,846     28,775
#*  Cellular Biomedicine Group, Inc..................................   2,512     45,944
*   Centene Corp.....................................................  76,854  4,079,410
    Cerner Corp......................................................  22,075  1,481,674
*   Charles River Laboratories International, Inc....................  19,576  2,544,488
    Chemed Corp......................................................   5,063  1,994,366
#*  ChemoCentryx, Inc................................................   9,439     81,175
*   Chimerix, Inc.................................................... 121,536    173,796
*   Cigna Corp.......................................................  44,445  7,931,655
*   Cocrystal Pharma, Inc............................................     502        369
*   Collegium Pharmaceutical, Inc....................................   4,317     51,804
#*  Community Health Systems, Inc....................................  55,730    197,284
    Computer Programs & Systems, Inc.................................   9,900    228,393
*   Concert Pharmaceuticals, Inc.....................................  34,308    213,739
    CONMED Corp......................................................  37,165  4,088,893
    Cooper Cos., Inc. (The)..........................................   4,843  1,409,313
#*  Corcept Therapeutics, Inc........................................  33,763    492,602
*   CorVel Corp......................................................  13,794  1,091,381
#*  Corvus Pharmaceuticals, Inc......................................   1,733      5,771
#*  Covetrus, Inc....................................................  12,787    126,783
*   Cross Country Healthcare, Inc....................................  59,298    641,011
*   CryoLife, Inc....................................................  51,939  1,166,031
*   Cumberland Pharmaceuticals, Inc..................................  30,478    160,314
*   Cutera, Inc......................................................   8,986    283,059
    CVS Health Corp.................................................. 137,754  9,145,488
*   Cymabay Therapeutics, Inc........................................  16,958     76,141
    Danaher Corp.....................................................  40,474  5,578,127
*   DaVita, Inc......................................................  43,264  2,535,270
*   Deciphera Pharmaceuticals, Inc...................................  34,556  1,532,213
#*  Denali Therapeutics, Inc.........................................  31,041    486,412
    DENTSPLY SIRONA, Inc.............................................  41,363  2,265,865
#*  Dermira, Inc.....................................................   5,231     34,995
*   DexCom, Inc......................................................   3,531    544,621
*   Digirad Corp.....................................................   1,670      6,830
#*  Diplomat Pharmacy, Inc........................................... 100,895    548,869
*   Eagle Pharmaceuticals, Inc.......................................   2,065    129,476
*   Elanco Animal Health, Inc........................................   3,781    102,163
>>  Elanco Animal Health, Inc........................................  25,535          0
*   Electromed, Inc..................................................   3,600     24,300
*   Emergent BioSolutions, Inc.......................................  71,251  4,072,707
*   Enanta Pharmaceuticals, Inc......................................  13,714    834,908

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
    Encompass Health Corp............................................  22,197 $ 1,421,052
*   Endo International P.L.C. ....................................... 157,572     723,255
    Ensign Group, Inc. (The).........................................  76,323   3,224,647
*   Enzo Biochem, Inc................................................  63,830     201,703
#*  Epizyme, Inc.....................................................  27,385     315,201
#*  Evolent Health, Inc., Class A.................................... 133,875   1,020,128
#*  Exact Sciences Corp..............................................   5,393     469,191
*   Exelixis, Inc....................................................  29,624     457,691
*   FibroGen, Inc....................................................   2,031      79,514
*   Five Prime Therapeutics, Inc.....................................  40,466     159,841
*   Five Star Senior Living, Inc.....................................     312       1,654
*   FONAR Corp.......................................................   8,796     178,823
*   Fulgent Genetics, Inc............................................   5,510      52,786
#*  G1 Therapeutics, Inc.............................................  10,247     217,441
#*  Genomic Health, Inc..............................................   2,122     141,495
    Gilead Sciences, Inc.............................................  60,687   3,866,369
#*  Global Blood Therapeutics, Inc...................................  12,976     622,199
*   Globus Medical, Inc., Class A....................................  33,409   1,749,629
*   GlycoMimetics, Inc...............................................   9,009      47,568
*   Haemonetics Corp.................................................  27,564   3,327,802
*   Hanger, Inc......................................................  20,004     452,290
#*  Harvard Bioscience, Inc..........................................  53,799     150,637
*   HealthEquity, Inc................................................   7,974     452,843
*   HealthStream, Inc................................................  46,827   1,313,966
*   Henry Schein, Inc................................................  17,288   1,081,969
#*  Heska Corp.......................................................   3,188     258,292
    Hill-Rom Holdings, Inc...........................................  32,197   3,370,704
*   HMS Holdings Corp................................................ 105,774   3,457,752
*   Hologic, Inc.....................................................  56,201   2,715,070
*   Horizon Therapeutics P.L.C. ..................................... 218,573   6,318,945
    Humana, Inc......................................................  15,046   4,426,533
*   ICU Medical, Inc.................................................   7,606   1,229,206
*   IDEXX Laboratories, Inc..........................................   2,498     711,955
*   Incyte Corp......................................................   7,515     630,659
*   Infinity Pharmaceuticals, Inc....................................  31,444      32,702
*   InfuSystem Holdings, Inc.........................................  10,768      74,622
*   Innoviva, Inc....................................................  30,128     350,087
*   Inogen, Inc......................................................   6,718     365,694
#*  Inovalon Holdings, Inc., Class A.................................  10,048     157,050
#*  Insmed, Inc......................................................  13,257     246,448
*   Inspire Medical Systems, Inc.....................................   3,589     218,857
#*  Insulet Corp.....................................................   2,455     356,761
*   Integer Holdings Corp............................................  37,836   2,930,020
*   Integra LifeSciences Holdings Corp...............................  17,847   1,036,197
#*  Intellia Therapeutics, Inc.......................................   7,053      88,057
#*  Intra-Cellular Therapies, Inc....................................  79,057     731,277
#*  IntriCon Corp....................................................  13,177     272,500
#   Invacare Corp....................................................  95,268     735,469
*   Ionis Pharmaceuticals, Inc.......................................   8,575     477,799
*   Iovance Biotherapeutics, Inc.....................................   2,907      61,425
*   IQVIA Holdings, Inc..............................................  18,454   2,665,127
#*  iRadimed Corp....................................................   3,451      87,138
#*  IRIDEX Corp......................................................   4,733       8,377
*   Jazz Pharmaceuticals P.L.C. .....................................  13,206   1,659,070
    Johnson & Johnson................................................  75,789  10,007,180
*   Jounce Therapeutics, Inc.........................................   4,100      14,822
#*  Karyopharm Therapeutics, Inc.....................................  30,841     360,840
    Kewaunee Scientific Corp.........................................   2,037      32,409
*   Kindred Biosciences, Inc.........................................  52,740     430,886

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- -----------
HEALTH CARE -- (Continued)
#*   Kura Oncology, Inc...............................................  13,259 $   198,620
*    Laboratory Corp. of America Holdings.............................  15,677   2,583,099
#*   Lannett Co., Inc.................................................  21,420     254,684
*    Lantheus Holdings, Inc...........................................   9,348     194,906
#    LeMaitre Vascular, Inc...........................................  22,283     770,992
*    LHC Group, Inc...................................................  47,408   5,260,866
#*   Ligand Pharmaceuticals, Inc......................................  12,723   1,384,390
#*   Lipocine, Inc....................................................  16,133      43,398
*    LivaNova P.L.C...................................................  28,370   2,006,610
     Luminex Corp.....................................................  52,624   1,078,529
*    MacroGenics, Inc.................................................  51,148     434,758
#*   Madrigal Pharmaceuticals, Inc....................................   5,897     545,060
*    Magellan Health, Inc.............................................  42,946   2,787,195
#*   Mallinckrodt P.L.C............................................... 136,066     429,969
*    Masimo Corp......................................................  13,193   1,923,407
     McKesson Corp....................................................  16,326   2,171,358
*>>  MedCath Corp.....................................................  19,024           0
*    MEDNAX, Inc...................................................... 117,399   2,578,082
*    Medpace Holdings, Inc............................................  35,049   2,580,658
     Medtronic P.L.C..................................................  68,039   7,409,447
*    MEI Pharma, Inc..................................................  20,418      36,957
#*   Melinta Therapeutics, Inc........................................   6,598      17,155
     Merck & Co., Inc................................................. 149,737  12,976,208
     Meridian Bioscience, Inc.........................................  66,233     648,421
*    Merit Medical Systems, Inc.......................................  66,660   1,376,862
#    Merrimack Pharmaceuticals, Inc...................................  18,817      74,327
#    Mesa Laboratories, Inc...........................................   4,234     964,294
*    Micron Solutions, Inc............................................   1,153       2,721
*    Minerva Neurosciences, Inc.......................................  58,093     275,361
#*   Mirati Therapeutics, Inc.........................................   2,383     224,431
*    Misonix, Inc.....................................................   3,363      58,348
#*   Molecular Templates, Inc.........................................   5,809      49,144
*    Molina Healthcare, Inc...........................................  22,885   2,692,191
*    Momenta Pharmaceuticals, Inc.....................................  78,565   1,216,186
*    Mylan NV......................................................... 160,125   3,066,394
*    Myriad Genetics, Inc.............................................  94,309   3,175,384
     National HealthCare Corp.........................................  17,845   1,466,502
     National Research Corp...........................................  17,003     976,482
*    Natus Medical, Inc...............................................  40,962   1,379,600
#*   Neogen Corp......................................................   9,944     646,957
#*   NeoGenomics, Inc.................................................  24,353     558,414
*    Neurocrine Biosciences, Inc......................................   5,994     596,343
*    NextGen Healthcare, Inc..........................................  88,381   1,494,081
*    NuVasive, Inc....................................................  53,681   3,786,658
#*   Nuvectra Corp....................................................  15,365      20,282
*    ObsEva SA........................................................   1,000       7,720
*    Omnicell, Inc....................................................  43,014   3,027,755
#*   OPKO Health, Inc.................................................  61,080      86,734
*    Option Care Health, Inc..........................................  81,791     289,540
*    OraSure Technologies, Inc........................................  59,193     505,508
*    Orthofix Medical, Inc............................................  25,050   1,052,852
*    Otonomy, Inc.....................................................  32,638      74,415
#*   Ovid therapeutics, Inc...........................................     100         231
#    Owens & Minor, Inc............................................... 106,112     714,134
*    Pacira BioSciences, Inc..........................................   8,888     359,875
#    Patterson Cos., Inc..............................................  92,432   1,583,360
#*   PDL BioPharma, Inc............................................... 568,181   1,602,270
     Pennant Group, Inc...............................................  38,161     686,516
#*   Penumbra, Inc....................................................   1,533     239,102

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
    PerkinElmer, Inc.................................................  14,215 $ 1,221,921
    Perrigo Co. P.L.C................................................  38,149   2,022,660
#*  PetIQ, Inc.......................................................   2,266      56,016
*   Pfenex, Inc......................................................  33,518     309,036
    Pfizer, Inc...................................................... 341,124  13,088,928
    Phibro Animal Health Corp., Class A..............................  26,027     623,607
#*  Pieris Pharmaceuticals, Inc......................................   4,700      15,557
*   PRA Health Sciences, Inc.........................................  11,768   1,149,851
#*  Premier, Inc., Class A...........................................  37,841   1,232,860
*   Prestige Consumer Healthcare, Inc................................  84,025   2,979,526
    ProPhase Labs, Inc...............................................      98         166
*   Protagonist Therapeutics, Inc....................................   2,113      28,420
*   Prothena Corp. P.L.C.............................................  68,462     623,004
*   Providence Service Corp. (The)...................................  24,996   1,596,495
    Quest Diagnostics, Inc...........................................  28,929   2,929,061
*   Quidel Corp......................................................  27,966   1,591,265
#*  Quorum Health Corp...............................................  11,329      12,575
*   Ra Pharmaceuticals, Inc..........................................   2,014      94,799
*   RadNet, Inc......................................................  29,019     453,277
*   Regeneron Pharmaceuticals, Inc...................................   4,715   1,444,110
#*  REGENXBIO, Inc...................................................  33,574   1,198,256
*   Repligen Corp....................................................  53,489   4,251,841
    ResMed, Inc......................................................   9,930   1,468,846
#*  Retrophin, Inc...................................................  56,900     682,800
*   Rhythm Pharmaceuticals, Inc......................................   3,356      71,550
#*  Rigel Pharmaceuticals, Inc.......................................  31,528      64,632
*   RTI Surgical Holdings, Inc.......................................  94,419     207,722
*   Sage Therapeutics, Inc...........................................     606      82,204
#*  Sangamo Therapeutics, Inc........................................  86,704     784,671
#*  Sarepta Therapeutics, Inc........................................   1,206     100,170
*   SeaSpine Holdings Corp...........................................  20,136     278,682
*   Seattle Genetics, Inc............................................   7,900     848,460
*   Select Medical Holdings Corp..................................... 248,414   4,526,103
    Simulations Plus, Inc............................................   8,722     308,846
#*  Spectrum Pharmaceuticals, Inc....................................  27,198     211,056
#*  STAAR Surgical Co................................................   4,852     159,049
    STERIS P.L.C.....................................................  10,617   1,503,049
    Stryker Corp.....................................................   3,918     847,346
*   Supernus Pharmaceuticals, Inc....................................  53,529   1,487,571
*   Surmodics, Inc...................................................  21,529   1,022,843
#*  Syndax Pharmaceuticals, Inc......................................  30,831     207,184
*   Syneos Health, Inc...............................................  71,772   3,599,366
#*  Synlogic, Inc....................................................   4,610       9,865
#*  Syros Pharmaceuticals, Inc.......................................   5,033      26,046
    Taro Pharmaceutical Industries, Ltd..............................  10,685     863,775
#*  Teladoc Health, Inc..............................................   4,256     326,010
    Teleflex, Inc....................................................   6,181   2,147,341
#*  Tenet Healthcare Corp............................................  88,868   2,251,915
    Thermo Fisher Scientific, Inc....................................  23,658   7,144,243
#*  Tivity Health, Inc...............................................  57,621     934,036
#*  Triple-S Management Corp., Class B...............................  42,815     647,791
#*  Ultragenyx Pharmaceutical Inc....................................   1,216      48,810
*   United Therapeutics Corp.........................................  36,283   3,259,665
    UnitedHealth Group, Inc..........................................  51,083  12,908,674
    Universal Health Services, Inc., Class B.........................  16,415   2,256,406
    US Physical Therapy, Inc.........................................  13,395   1,894,991
    Utah Medical Products, Inc.......................................   4,195     429,862
*   Vanda Pharmaceuticals, Inc.......................................  18,829     254,380
*   Varex Imaging Corp...............................................  54,091   1,623,271

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
HEALTH CARE -- (Continued)
*   Varian Medical Systems, Inc......................................   7,690 $    929,029
#*  VBI Vaccines, Inc................................................  24,621       14,403
*   Veeva Systems, Inc., Class A.....................................   7,185    1,019,049
#*  Verastem, Inc....................................................  17,311       18,869
*   Waters Corp......................................................   5,244    1,109,735
*   WellCare Health Plans, Inc.......................................  10,948    3,247,177
    West Pharmaceutical Services, Inc................................   7,855    1,129,863
*   Wright Medical Group NV..........................................  24,964      519,251
#*  XBiotech, Inc....................................................   2,861       31,099
#*  Xencor, Inc......................................................  43,578    1,490,803
#*  Zafgen, Inc......................................................  26,778       19,816
    Zimmer Biomet Holdings, Inc......................................  13,267    1,833,897
#*  Zogenix, Inc.....................................................  41,702    1,861,994
#*  Zynerba Pharmaceuticals, Inc.....................................   6,156       47,771
                                                                              ------------
TOTAL HEALTH CARE....................................................          402,236,017
                                                                              ------------
INDUSTRIALS -- (16.1%)
#   AAON, Inc........................................................  37,376    1,818,716
    AAR Corp.........................................................  47,798    1,995,567
#   ABM Industries, Inc.............................................. 106,281    3,875,005
*   Acacia Research Corp.............................................  23,539       59,789
    ACCO Brands Corp................................................. 191,362    1,750,962
    Acme United Corp.................................................   1,921       39,690
    Actuant Corp., Class A...........................................  77,976    1,931,466
    Acuity Brands, Inc...............................................  15,037    1,876,467
*   Advanced Disposal Services, Inc.................................. 102,847    3,371,325
    Advanced Drainage Systems, Inc...................................  27,226    1,007,907
*   AECOM............................................................ 197,010    7,882,370
*   Aegion Corp......................................................  64,473    1,397,130
*   AeroCentury Corp.................................................   1,149        6,875
#*  Aerojet Rocketdyne Holdings, Inc.................................  30,627    1,324,005
*   Aerovironment, Inc...............................................  32,120    1,862,318
    AGCO Corp........................................................  60,923    4,672,185
    Air Lease Corp................................................... 161,879    7,119,438
*   Air Transport Services Group, Inc................................ 119,416    2,496,989
    Aircastle, Ltd................................................... 136,246    3,708,616
    Alamo Group, Inc.................................................  16,351    1,750,538
    Alaska Air Group, Inc............................................  56,002    3,888,219
    Albany International Corp., Class A..............................  43,048    3,615,171
#   Allegiant Travel Co..............................................  25,277    4,229,600
    Allegion P.L.C...................................................  10,433    1,210,645
    Allied Motion Technologies, Inc..................................  17,836      675,271
    Allison Transmission Holdings, Inc...............................  40,489    1,765,725
#*  Alpha Pro Tech, Ltd..............................................   2,600        9,360
    Altra Industrial Motion Corp.....................................  52,846    1,627,657
    AMERCO...........................................................   5,707    2,311,563
*   Ameresco, Inc., Class A..........................................  28,826      424,895
#   American Airlines Group, Inc.....................................  40,944    1,230,777
*   American Woodmark Corp...........................................  25,225    2,501,311
    AMETEK, Inc......................................................  24,074    2,206,382
*   AMREP Corp.......................................................   6,528       38,319
    AO Smith Corp....................................................  22,300    1,107,864
    Apogee Enterprises, Inc..........................................  46,048    1,728,642
    Applied Industrial Technologies, Inc.............................  59,243    3,545,101
*   ARC Document Solutions, Inc......................................  72,114       98,075
    ArcBest Corp.....................................................  28,900      834,921
    Arconic, Inc.....................................................  73,655    2,023,303
    Arcosa, Inc......................................................  73,966    2,841,034
#   Argan, Inc.......................................................  31,902    1,207,491

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
*   Armstrong Flooring, Inc..........................................  46,333 $  284,485
    Armstrong World Industries, Inc..................................  23,085  2,159,140
*   Arotech Corp.....................................................  34,994    103,932
*   ASGN, Inc........................................................  68,693  4,368,188
    Astec Industries, Inc............................................  28,537  1,001,363
*   Astronics Corp...................................................  28,076    812,519
#*  Astronics Corp., Class B.........................................  15,052    436,508
*   Atkore International Group, Inc..................................  54,213  1,881,191
*   Atlas Air Worldwide Holdings, Inc................................  35,795    784,984
*   Avalon Holdings Corp., Class A...................................     400        917
*   Avis Budget Group, Inc...........................................  34,309  1,019,320
#*  Axon Enterprise, Inc.............................................  24,218  1,238,266
    AZZ, Inc.........................................................  36,002  1,396,518
    Barnes Group, Inc................................................  61,276  3,581,582
    Barrett Business Services, Inc...................................   5,321    466,811
*   Beacon Roofing Supply, Inc.......................................  87,212  2,707,060
    BG Staffing, Inc.................................................   3,024     57,849
*   Blue Bird Corp...................................................     590     11,529
*   BMC Stock Holdings, Inc..........................................  95,864  2,587,369
    Brady Corp., Class A.............................................  66,251  3,732,581
    Briggs & Stratton Corp...........................................  92,729    683,413
#*  BrightView Holdings, Inc.........................................   2,130     37,914
    Brink's Co. (The)................................................  23,702  2,013,722
*   Builders FirstSource, Inc........................................ 166,888  3,773,338
#   BWX Technologies, Inc............................................  32,390  1,881,859
*   CAI International, Inc...........................................  33,763    802,547
    Carlisle Cos., Inc...............................................  24,515  3,732,899
*   Casella Waste Systems, Inc., Class A.............................  33,003  1,438,601
    Caterpillar, Inc.................................................  23,802  3,279,916
*   CBIZ, Inc........................................................ 100,926  2,762,345
*   CECO Environmental Corp..........................................  55,638    381,677
*   Celadon Group, Inc...............................................  49,176     48,192
    CH Robinson Worldwide, Inc.......................................   8,795    665,254
*   Chart Industries, Inc............................................  57,211  3,354,281
    Chicago Rivet & Machine Co.......................................     855     22,239
#*  Cimpress NV......................................................   8,368  1,105,580
    Cintas Corp......................................................  14,003  3,762,186
*   CIRCOR International, Inc........................................  28,182  1,079,089
*   Civeo Corp....................................................... 133,462    141,470
*   Clean Harbors, Inc...............................................  80,272  6,619,229
#*  Colfax Corp......................................................  66,319  2,228,318
    Columbus McKinnon Corp...........................................  33,079  1,241,124
    Comfort Systems USA, Inc.........................................  54,138  2,729,097
*   Commercial Vehicle Group, Inc....................................  61,691    449,727
    CompX International, Inc.........................................   2,522     36,973
*   Construction Partners, Inc., Class A.............................       7        120
*   Continental Building Products, Inc...............................  69,176  2,069,054
*   Continental Materials Corp.......................................      73        763
    Copa Holdings SA, Class A........................................  32,086  3,264,430
*   Copart, Inc......................................................  39,031  3,225,522
*   Cornerstone Building Brands, Inc................................. 112,286    701,788
    Costamare, Inc...................................................  57,077    448,625
*   CoStar Group, Inc................................................   2,195  1,206,196
#   Covanta Holding Corp............................................. 182,391  2,633,726
*   Covenant Transportation Group, Inc., Class A.....................  16,881    259,461
*   CPI Aerostructures, Inc..........................................   7,398     57,630
    CRA International, Inc...........................................  14,848    731,264
    Crane Co.........................................................  27,838  2,130,164
    CSW Industrials, Inc.............................................  16,758  1,159,989

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    CSX Corp.........................................................  80,230 $5,637,762
    Cubic Corp.......................................................  43,847  3,233,278
    Cummins, Inc.....................................................  17,161  2,959,929
    Curtiss-Wright Corp..............................................  36,163  4,891,046
    Deere & Co.......................................................  24,279  4,227,945
    Delta Air Lines, Inc............................................. 102,481  5,644,653
    Deluxe Corp......................................................  47,031  2,437,617
*   DLH Holdings Corp................................................   3,701     15,322
    Donaldson Co., Inc...............................................  20,326  1,071,993
    Douglas Dynamics, Inc............................................  55,465  2,597,426
    Dover Corp.......................................................  31,123  3,233,368
*   Ducommun, Inc....................................................  14,374    712,663
*   DXP Enterprises, Inc.............................................  27,505    949,473
*   Dycom Industries, Inc............................................  38,777  1,767,843
#*  Eagle Bulk Shipping, Inc.........................................  11,562     50,179
    Eastern Co. (The)................................................   7,272    200,634
    Eaton Corp. P.L.C................................................  44,105  3,841,987
*   Echo Global Logistics, Inc.......................................  48,464    964,918
    Ecology and Environment, Inc., Class A...........................   2,769     41,867
    EMCOR Group, Inc.................................................  65,775  5,769,125
    Emerson Electric Co..............................................  31,243  2,191,696
    Encore Wire Corp.................................................  38,921  2,187,360
    EnerSys..........................................................  55,063  3,681,512
    Ennis, Inc.......................................................  49,744    974,485
    EnPro Industries, Inc............................................  29,781  2,071,269
    Equifax, Inc.....................................................  11,845  1,619,330
    ESCO Technologies, Inc...........................................  40,876  3,453,613
    Espey Manufacturing & Electronics Corp...........................   3,027     68,804
#   EVI Industries, Inc..............................................   1,100     37,829
#*  ExOne Co. (The)..................................................  16,129    108,387
    Expeditors International of Washington, Inc......................  10,629    775,279
    Exponent, Inc....................................................  31,564  2,005,261
    Fastenal Co......................................................  23,502    844,662
    Federal Signal Corp.............................................. 120,548  3,910,577
    FedEx Corp.......................................................  29,682  4,531,254
    Flowserve Corp...................................................  18,900    923,076
    Fluor Corp.......................................................  30,132    485,427
    Forrester Research, Inc..........................................  15,466    533,268
    Fortive Corp.....................................................  16,021  1,105,449
    Fortune Brands Home & Security, Inc..............................  43,953  2,639,378
    Forward Air Corp.................................................  48,350  3,344,370
*   Franklin Covey Co................................................  24,297    928,145
    Franklin Electric Co., Inc.......................................  67,057  3,611,019
*   FreightCar America, Inc..........................................  24,288     81,122
*   FTI Consulting, Inc..............................................  63,121  6,871,983
#*  Gardner Denver Holdings, Inc.....................................  14,982    476,877
#   GATX Corp........................................................  53,633  4,266,505
*   Genco Shipping & Trading, Ltd....................................   3,414     33,730
*   Gencor Industries, Inc...........................................  15,825    197,813
*   Generac Holdings, Inc............................................  37,372  3,609,388
    General Dynamics Corp............................................  19,237  3,401,102
    General Electric Co.............................................. 303,888  3,032,802
*   Genesee & Wyoming, Inc., Class A.................................  76,777  8,524,550
*   Gibraltar Industries, Inc........................................  48,703  2,592,461
*   GMS, Inc.........................................................  57,077  1,710,027
#   Golden Ocean Group, Ltd..........................................  14,670     83,912
*   Goldfield Corp. (The)............................................  30,550     69,349
    Gorman-Rupp Co. (The)............................................  50,017  1,847,628
*   GP Strategies Corp...............................................  30,847    342,402

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    Graco, Inc.......................................................  27,822 $1,257,554
#   GrafTech International, Ltd......................................   1,708     20,633
    Graham Corp......................................................  13,470    305,230
#   Granite Construction, Inc........................................  61,164  1,439,801
*   Great Lakes Dredge & Dock Corp................................... 120,895  1,299,621
    Greenbrier Cos., Inc. (The)......................................  44,408  1,300,710
    Griffon Corp.....................................................  70,633  1,505,189
    H&E Equipment Services, Inc......................................  56,675  1,923,550
*   Harsco Corp......................................................  71,652  1,452,386
#   Hawaiian Holdings, Inc...........................................  66,736  1,909,317
*   HD Supply Holdings, Inc..........................................  38,192  1,510,112
#   Healthcare Services Group, Inc...................................   9,321    227,060
    Heartland Express, Inc........................................... 138,363  2,891,787
#   HEICO Corp.......................................................  12,235  1,509,065
    HEICO Corp., Class A.............................................  28,620  2,726,627
    Heidrick & Struggles International, Inc..........................  30,459    866,863
    Helios Technologies, Inc.........................................  34,683  1,374,487
*   Herc Holdings, Inc...............................................  52,159  2,308,557
*   Heritage-Crystal Clean, Inc......................................  22,138    587,543
    Herman Miller, Inc............................................... 108,676  5,053,434
*   Hertz Global Holdings, Inc....................................... 206,251  2,786,451
    Hexcel Corp......................................................  42,016  3,135,234
*   Hill International, Inc.......................................... 109,361    311,679
#   Hillenbrand, Inc.................................................  82,894  2,552,306
    HNI Corp.........................................................  70,785  2,689,830
    Honeywell International, Inc.....................................  22,922  3,959,317
*   Houston Wire & Cable Co..........................................  24,592    104,516
*   Hub Group, Inc., Class A.........................................  57,010  2,611,058
    Hubbell, Inc.....................................................  11,109  1,574,145
*   Hudson Global, Inc...............................................   8,766     98,179
#*  Hudson Technologies, Inc.........................................  57,686     36,325
    Huntington Ingalls Industries, Inc...............................   9,779  2,206,729
    Hurco Cos., Inc..................................................  12,670    440,789
*   Huron Consulting Group, Inc......................................  39,844  2,635,282
    Hyster-Yale Materials Handling, Inc..............................  18,077    916,865
*   IAA Inc..........................................................  58,265  2,222,810
    ICF International, Inc...........................................  32,049  2,746,279
    IDEX Corp........................................................  11,576  1,800,415
*   IES Holdings, Inc................................................  21,406    415,276
    Ingersoll-Rand P.L.C.............................................  20,633  2,618,121
*   InnerWorkings, Inc............................................... 130,422    632,547
*   Innovative Solutions & Support, Inc..............................  16,826     73,698
    Insperity, Inc...................................................  12,726  1,344,247
    Insteel Industries, Inc..........................................  41,572    792,778
    Interface, Inc...................................................  90,886  1,511,434
    ITT, Inc.........................................................  71,859  4,272,018
    Jacobs Engineering Group, Inc....................................  34,927  3,268,469
    JB Hunt Transport Services, Inc..................................  10,031  1,179,244
*   JELD-WEN Holding, Inc............................................ 111,499  1,905,518
*   JetBlue Airways Corp............................................. 349,450  6,744,385
    John Bean Technologies Corp......................................  11,047  1,135,300
    Johnson Controls International P.L.C.............................  99,354  4,305,009
    Kadant, Inc......................................................  15,479  1,405,493
    Kaman Corp.......................................................  43,398  2,546,161
    Kansas City Southern.............................................  22,293  3,138,409
#   KAR Auction Services, Inc........................................  58,265  1,448,468
    Kelly Services, Inc., Class A....................................  60,699  1,457,383
    Kelly Services, Inc., Class B....................................     700     16,296
    Kennametal, Inc..................................................  54,198  1,677,428

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    Kforce, Inc......................................................  48,074 $1,966,707
    Kimball International, Inc., Class B.............................  80,142  1,631,691
*   Kirby Corp.......................................................  80,439  6,367,551
#   Knight-Swift Transportation Holdings, Inc........................ 118,834  4,332,688
    Knoll, Inc.......................................................  81,955  2,191,477
    Korn Ferry.......................................................  90,697  3,327,673
*   Kratos Defense & Security Solutions, Inc......................... 131,044  2,474,111
    L3Harris Technologies, Inc.......................................  42,343  8,735,784
#   Landstar System, Inc.............................................  19,002  2,150,076
*   Lawson Products, Inc.............................................  13,445    617,798
*   LB Foster Co., Class A...........................................  13,873    252,489
    Lennox International, Inc........................................   7,521  1,860,395
*   Limbach Holdings, Inc............................................   8,911     39,921
    Lincoln Electric Holdings, Inc...................................  20,483  1,834,662
#   Lindsay Corp.....................................................  12,354  1,166,341
*   LS Starrett Co. (The), Class A...................................  14,544     77,956
    LSC Communications, Inc..........................................  33,103     32,275
    LSI Industries, Inc..............................................  46,455    241,101
*   Lydall, Inc......................................................  20,500    401,185
#   Macquarie Infrastructure Corp....................................  11,653    502,710
*   Manitex International, Inc.......................................  18,500    102,860
*   Manitowoc Co., Inc. (The)........................................  40,953    522,560
    ManpowerGroup, Inc...............................................  21,890  1,990,239
    Marten Transport, Ltd............................................  74,983  1,624,132
    Masco Corp.......................................................  45,398  2,099,658
*   Masonite International Corp......................................  44,525  2,734,280
*   MasTec, Inc...................................................... 119,034  7,492,000
*   Mastech Digital, Inc.............................................   1,982     14,806
    Matson, Inc......................................................  77,030  2,941,005
    Matthews International Corp., Class A............................  46,537  1,720,938
    McGrath RentCorp.................................................  43,845  3,345,812
*   Mercury Systems, Inc.............................................  28,050  2,066,163
*   Meritor, Inc.....................................................  83,218  1,833,293
*   Middleby Corp. (The).............................................   9,563  1,156,645
*   Milacron Holdings Corp........................................... 111,799  1,869,279
    Miller Industries, Inc...........................................  15,566    559,598
*   Mistras Group, Inc...............................................  42,126    652,953
    Mobile Mini, Inc.................................................  81,089  3,050,568
    Moog, Inc., Class A..............................................  43,144  3,611,584
*   MRC Global, Inc.................................................. 137,564  1,562,727
#   MSA Safety, Inc..................................................  13,313  1,598,492
    MSC Industrial Direct Co., Inc., Class A.........................  24,221  1,773,219
    Mueller Industries, Inc..........................................  91,613  2,818,932
    Mueller Water Products, Inc., Class A............................ 233,242  2,728,931
*   MYR Group, Inc...................................................  38,589  1,327,847
#   National Presto Industries, Inc..................................  10,028    863,311
*   Navistar International Corp......................................  21,536    673,646
    Nielsen Holdings P.L.C...........................................  35,707    719,853
*   NL Industries, Inc...............................................  51,658    213,348
#   NN, Inc..........................................................  70,388    508,201
    Nordson Corp.....................................................  12,091  1,895,990
    Norfolk Southern Corp............................................  41,621  7,575,022
    Northrop Grumman Corp............................................  13,622  4,801,483
*   Northwest Pipe Co................................................  13,935    425,018
*   NOW, Inc......................................................... 149,004  1,570,502
*   NV5 Global, Inc..................................................  17,856  1,293,310
    nVent Electric P.L.C.............................................  59,079  1,362,362
    Old Dominion Freight Line, Inc...................................  21,910  3,989,373
#   Omega Flex, Inc..................................................   4,638    430,638

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
*   Orion Group Holdings, Inc........................................  73,548 $  360,385
    Oshkosh Corp.....................................................  43,127  3,682,183
    Owens Corning....................................................  79,672  4,882,300
    PACCAR, Inc......................................................  35,616  2,708,953
*   PAM Transportation Services, Inc.................................   7,870    450,951
    Pangaea Logistics Solutions, Ltd.................................  22,029     71,154
    Park Aerospace Corp..............................................  23,762    403,716
    Parker-Hannifin Corp.............................................  11,561  2,121,328
    Park-Ohio Holdings Corp..........................................  14,982    460,846
*   Patrick Industries, Inc..........................................  38,694  1,911,871
*   Patriot Transportation Holding, Inc..............................   2,586     46,548
    Pentair P.L.C....................................................  71,698  2,973,316
*   Performant Financial Corp........................................  54,745     56,387
*   Perma-Fix Environmental Services.................................   2,877     13,666
*   Perma-Pipe International Holdings, Inc...........................   5,730     50,882
*   PGT Innovations, Inc.............................................  85,330  1,506,928
*   PICO Holdings, Inc...............................................  33,012    355,869
    Powell Industries, Inc...........................................  20,632    807,949
*   Power Solutions International, Inc...............................   1,458      8,748
    Preformed Line Products Co.......................................   6,904    376,958
    Primoris Services Corp...........................................  82,712  1,690,633
*   Proto Labs, Inc..................................................  10,838  1,050,961
#   Quad/Graphics, Inc...............................................  68,022    308,140
    Quanex Building Products Corp....................................  63,811  1,230,914
    Quanta Services, Inc............................................. 202,897  8,531,819
*   Radiant Logistics, Inc...........................................  58,067    312,981
    Raven Industries, Inc............................................  46,445  1,620,002
    Raytheon Co......................................................  17,714  3,759,088
*   RBC Bearings, Inc................................................  16,017  2,569,767
*   RCM Technologies, Inc............................................  12,068     36,325
    Regal Beloit Corp................................................  57,685  4,271,574
    Republic Services, Inc...........................................  38,879  3,402,301
*   Resideo Technologies, Inc........................................  74,219    707,307
    Resources Connection, Inc........................................  62,952    922,247
#   REV Group, Inc...................................................  58,409    726,608
*   Rexnord Corp..................................................... 150,910  4,269,244
    Robert Half International, Inc...................................  24,849  1,423,102
    Rollins, Inc.....................................................  37,797  1,440,444
    Roper Technologies, Inc..........................................   5,710  1,924,042
    Rush Enterprises, Inc., Class A..................................  59,106  2,582,341
    Rush Enterprises, Inc., Class B..................................   7,606    326,450
    Ryder System, Inc................................................  83,727  4,071,644
*   Saia, Inc........................................................  42,288  3,772,090
    Schneider National, Inc., Class B................................   8,478    193,892
    Scorpio Bulkers, Inc.............................................  97,352    632,788
*   Sensata Technologies Holding P.L.C...............................  22,104  1,131,504
    Servotronics, Inc................................................   1,499     15,485
*   SIFCO Industries, Inc............................................   4,888     12,464
    Simpson Manufacturing Co., Inc...................................  65,884  5,444,654
#*  SiteOne Landscape Supply, Inc....................................  10,251    902,703
    SkyWest, Inc.....................................................  86,946  5,177,634
    Snap-on, Inc.....................................................  11,787  1,917,391
    Southwest Airlines Co............................................  65,711  3,688,358
*   SP Plus Corp.....................................................  39,895  1,762,162
    Spartan Motors, Inc..............................................  48,295    843,714
    Spirit AeroSystems Holdings, Inc., Class A.......................  24,712  2,021,936
*   Spirit Airlines, Inc............................................. 126,701  4,758,890
*   SPX Corp.........................................................  48,883  2,226,132
*   SPX FLOW, Inc....................................................  61,943  2,804,779

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    Standex International Corp.......................................  18,190 $1,378,438
    Stanley Black & Decker, Inc......................................  18,154  2,747,245
    Steelcase, Inc., Class A......................................... 144,305  2,521,008
*   Stericycle, Inc..................................................  11,451    659,578
*   Sterling Construction Co., Inc...................................  39,303    638,477
*   Sunrun, Inc...................................................... 103,956  1,615,476
    Systemax, Inc....................................................  34,554    747,749
#*  Team, Inc........................................................  48,586    882,322
#*  Tecogen, Inc.....................................................   4,787     12,015
*   Teledyne Technologies, Inc.......................................  11,941  3,935,754
    Tennant Co.......................................................  21,903  1,695,949
    Terex Corp.......................................................  96,821  2,667,419
    Tetra Tech, Inc..................................................  80,451  7,037,049
*   Textainer Group Holdings, Ltd....................................  64,325    665,764
    Textron, Inc.....................................................  56,647  2,610,860
*   Thermon Group Holdings, Inc......................................  49,953  1,190,380
    Timken Co. (The).................................................  60,233  2,951,417
    Titan International, Inc......................................... 171,343    457,486
*   Titan Machinery, Inc.............................................  34,363    570,426
#   Toro Co. (The)...................................................  15,600  1,203,228
#*  TPI Composites, Inc..............................................  16,733    343,528
*   Transcat, Inc....................................................   7,856    246,207
    TransDigm Group, Inc.............................................   4,939  2,599,297
    TransUnion.......................................................  12,705  1,049,687
*   Trex Co., Inc....................................................  26,982  2,371,448
*   TriMas Corp......................................................  65,567  2,119,125
*   TriNet Group, Inc................................................  23,797  1,261,003
#   Trinity Industries, Inc.......................................... 221,900  4,389,182
    Triton International, Ltd........................................ 141,024  5,175,581
#   Triumph Group, Inc...............................................  26,331    546,895
*   TrueBlue, Inc....................................................  73,050  1,672,845
#*  Tutor Perini Corp................................................  74,797  1,157,110
*   Twin Disc, Inc...................................................  17,482    188,106
*   Ultralife Corp...................................................  19,727    170,441
    UniFirst Corp....................................................  17,486  3,511,888
    Union Pacific Corp...............................................  37,939  6,277,387
*   United Airlines Holdings, Inc....................................  45,529  4,135,854
*   United Rentals, Inc..............................................  26,585  3,550,958
    United Technologies Corp.........................................  67,283  9,660,493
#*  Univar Solutions, Inc............................................  30,798    660,925
    Universal Forest Products, Inc................................... 102,558  5,164,821
    Universal Logistics Holdings, Inc................................  31,241    589,049
    US Ecology, Inc..................................................  27,263  1,696,577
#*  USA Truck, Inc...................................................  16,095    127,633
    Valmont Industries, Inc..........................................  13,308  1,825,725
*   Vectrus, Inc.....................................................  18,084    826,620
    Verisk Analytics, Inc............................................  12,650  1,830,455
*   Veritiv Corp.....................................................  38,076    519,357
    Viad Corp........................................................  37,841  2,309,058
#*  Vicor Corp.......................................................  23,646    859,532
    Virco Manufacturing Corp.........................................  21,597     84,660
*   Volt Information Sciences, Inc...................................  81,500    241,240
    VSE Corp.........................................................  18,642    716,226
    Wabash National Corp............................................. 124,906  1,781,160
*   WABCO Holdings, Inc..............................................   8,765  1,179,944
#   Wabtec Corp......................................................  14,520  1,007,252
    Waste Management, Inc............................................  23,011  2,582,064
    Watsco, Inc......................................................  11,275  1,987,783
    Watsco, Inc., Class B............................................   1,205    214,508

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
    Watts Water Technologies, Inc., Class A..........................  40,033 $  3,733,077
#*  Welbilt, Inc.....................................................  28,056      531,942
    Werner Enterprises, Inc.......................................... 134,974    4,926,551
*   Wesco Aircraft Holdings, Inc..................................... 169,349    1,866,226
*   WESCO International, Inc.........................................  59,765    2,997,215
#*  Willdan Group, Inc...............................................  11,989      363,267
*   Williams Industrial Services Group, Inc..........................  14,548       22,113
*   Willis Lease Finance Corp........................................   8,183      446,055
*   WillScot Corp....................................................  61,238      965,111
    Woodward, Inc....................................................  35,519    3,788,457
    WW Grainger, Inc.................................................   7,963    2,459,293
#*  XPO Logistics, Inc...............................................  46,284    3,536,098
    Xylem, Inc.......................................................  31,203    2,392,958
#*  YRC Worldwide, Inc............................................... 227,801      763,133
                                                                              ------------
TOTAL INDUSTRIALS....................................................          782,539,841
                                                                              ------------
INFORMATION TECHNOLOGY -- (14.4%)
#*  2U, Inc..........................................................   4,541       81,397
#*  3D Systems Corp..................................................  96,183      912,777
*   Acacia Communications, Inc.......................................  39,999    2,626,334
*   ACI Worldwide, Inc............................................... 142,059    4,459,232
*   ADDvantage Technologies Group, Inc...............................   7,160       16,182
    ADTRAN, Inc...................................................... 135,676    1,195,306
*   Advanced Energy Industries, Inc..................................  52,261    3,088,625
*   Agilysys, Inc....................................................  36,408      917,117
*   Akamai Technologies, Inc.........................................  17,530    1,516,345
*   Alarm.com Holdings, Inc..........................................   6,630      327,522
*   Alithya Group, Inc., Class A.....................................  10,105       27,486
*   ALJ Regional Holdings, Inc.......................................  26,775       31,327
    Alliance Data Systems Corp.......................................  10,915    1,091,500
*   Alpha & Omega Semiconductor, Ltd.................................  49,719      649,330
#*  Altair Engineering, Inc., Class A................................   4,241      156,366
*   Ambarella, Inc...................................................  30,687    1,615,057
    Amdocs, Ltd......................................................  26,170    1,706,284
    American Software, Inc., Class A.................................  34,705      562,568
*   Amkor Technology, Inc............................................ 409,588    5,091,179
    Amphenol Corp., Class A..........................................  24,270    2,435,009
*   Amtech Systems, Inc..............................................  12,576       71,935
    Analog Devices, Inc..............................................  26,772    2,854,698
*   Anixter International, Inc.......................................  60,506    5,006,871
*   ANSYS, Inc.......................................................   7,175    1,579,576
#*  Appfolio, Inc., Class A..........................................   3,502      340,499
    Apple, Inc....................................................... 285,245   70,957,546
    Applied Materials, Inc...........................................  70,077    3,802,378
*   Applied Optoelectronics, Inc.....................................     775        7,254
*   Arista Networks, Inc.............................................   8,033    1,964,631
*   Arlo Technologies, Inc........................................... 145,559      496,356
*   Arrow Electronics, Inc...........................................  78,718    6,240,763
*   Aspen Technology, Inc............................................  13,964    1,607,396
    AstroNova, Inc...................................................   7,311      115,952
#*  Asure Software, Inc..............................................  15,001      135,534
*   Autodesk, Inc....................................................   4,250      626,280
*   Avaya Holdings Corp..............................................  98,005    1,184,880
*   Aviat Networks, Inc..............................................   9,191      126,928
#*  Avid Technology, Inc.............................................  28,834      194,774
    Avnet, Inc....................................................... 109,967    4,350,294
    AVX Corp......................................................... 156,758    2,401,533
*   Aware, Inc.......................................................  18,447       49,069
*   Axcelis Technologies, Inc........................................  51,440      986,105

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   AXT, Inc.........................................................  67,692 $   211,199
#   Badger Meter, Inc................................................  36,009   2,081,320
    Bel Fuse, Inc., Class A..........................................   3,300      44,220
    Bel Fuse, Inc., Class B..........................................  16,034     235,860
    Belden, Inc......................................................  58,917   3,021,264
    Benchmark Electronics, Inc.......................................  89,328   3,028,219
*   BK Technologies Corp.............................................   7,900      28,219
*   Black Knight, Inc................................................  41,453   2,661,283
    Blackbaud, Inc...................................................  12,179   1,022,427
    Booz Allen Hamilton Holding Corp.................................  20,056   1,411,341
*   Bottomline Technologies De, Inc..................................  22,107     905,282
    Broadcom, Inc....................................................  21,773   6,376,223
    Broadridge Financial Solutions, Inc..............................  21,325   2,670,316
*   BroadVision, Inc.................................................   4,752      11,832
    Brooks Automation, Inc........................................... 102,978   4,373,476
*   BSQUARE Corp.....................................................  22,217      23,994
    Cabot Microelectronics Corp......................................  37,421   5,655,061
*   CACI International, Inc., Class A................................  25,757   5,763,129
*   Cadence Design Systems, Inc......................................  32,200   2,104,270
*   CalAmp Corp......................................................  32,921     369,374
*   Calix, Inc.......................................................  98,723     755,231
#*  Carbonite, Inc...................................................  29,179     501,003
*   Cardtronics P.L.C., Class A......................................  79,978   2,740,046
    Cass Information Systems, Inc....................................  22,803   1,306,840
*   CCUR Holdings, Inc...............................................   7,430      26,376
    CDK Global, Inc..................................................   8,880     448,795
    CDW Corp.........................................................  27,749   3,549,375
    Cerence Inc......................................................  22,748     352,594
*   CEVA, Inc........................................................  26,549     722,664
*   ChannelAdvisor Corp..............................................   3,913      36,821
*   Ciena Corp....................................................... 122,365   4,542,189
*   Cirrus Logic, Inc................................................  99,060   6,732,118
    Cisco Systems, Inc............................................... 237,876  11,301,489
*   Cision, Ltd......................................................  54,363     547,435
    Citrix Systems, Inc..............................................  10,116   1,101,228
*   Clearfield, Inc..................................................  10,460     128,972
#*  ClearOne, Inc....................................................   5,532       8,298
    Cognex Corp......................................................  35,708   1,838,605
    Cognizant Technology Solutions Corp., Class A....................  20,103   1,225,077
#*  Coherent, Inc....................................................   3,708     552,195
    Cohu, Inc........................................................  54,502     905,823
#*  CommScope Holding Co., Inc.......................................  21,838     244,586
    Communications Systems, Inc......................................  12,722      75,696
*   CommVault Systems, Inc...........................................   1,198      59,505
*   Computer Task Group, Inc.........................................  23,188     124,983
    Comtech Telecommunications Corp..................................  30,405   1,062,655
*   Conduent, Inc.................................................... 211,329   1,306,013
*   CoreLogic, Inc...................................................  56,455   2,285,863
    Corning, Inc..................................................... 139,894   4,145,059
*   Cree, Inc........................................................ 102,512   4,892,898
    CSG Systems International, Inc...................................  49,189   2,835,254
    CSP, Inc.........................................................   2,269      28,181
    CTS Corp.........................................................  64,349   1,716,831
*   CyberOptics Corp.................................................   7,973     146,544
    Cypress Semiconductor Corp....................................... 242,616   5,645,674
    Daktronics, Inc..................................................  67,520     463,187
*   DASAN Zhone Solutions, Inc.......................................  13,943     105,060
*   Data I/O Corp....................................................   3,826      13,965
*   Dell Technologies, Inc., Class C.................................  10,082     533,237

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Diebold Nixdorf, Inc.............................................  31,397 $   219,779
*   Digi International, Inc..........................................  40,420     582,856
*   Diodes, Inc......................................................  90,579   4,225,510
    Dolby Laboratories, Inc., Class A................................  37,536   2,414,691
*   DSP Group, Inc...................................................  29,069     433,419
    DXC Technology Co................................................  84,768   2,345,531
#   Ebix, Inc........................................................  36,711   1,564,990
*   EchoStar Corp., Class A..........................................  62,434   2,434,926
*   EMCORE Corp......................................................  73,665     218,785
*   Endurance International Group Holdings, Inc......................  65,016     254,863
    Entegris, Inc....................................................  97,200   4,665,600
#*  Envestnet, Inc...................................................  11,881     742,444
*   EPAM Systems, Inc................................................   9,710   1,708,572
*   ePlus, Inc.......................................................  22,973   1,794,880
*   Euronet Worldwide, Inc...........................................  17,291   2,421,950
    EVERTEC, Inc.....................................................  11,420     349,338
#*  Evolving Systems, Inc............................................   2,350       2,937
*   ExlService Holdings, Inc.........................................  48,576   3,382,347
*   F5 Networks, Inc.................................................   5,100     734,808
*   Fabrinet.........................................................  65,866   3,703,645
*   Fair Isaac Corp..................................................   7,907   2,404,044
*   FARO Technologies, Inc...........................................  26,510   1,263,997
    Fidelity National Information Services, Inc......................  40,739   5,367,771
*   First Solar, Inc.................................................  68,637   3,554,710
*   Fiserv, Inc......................................................   5,413     574,536
#*  Fitbit, Inc., Class A............................................ 249,795   1,543,733
*   FleetCor Technologies, Inc.......................................   8,593   2,528,232
*   Flex, Ltd........................................................ 202,097   2,374,640
    FLIR Systems, Inc................................................  52,141   2,688,390
*   FormFactor, Inc.................................................. 118,469   2,586,178
*   Fortinet, Inc....................................................   7,132     581,686
*   Frequency Electronics, Inc.......................................   8,185      96,583
*   Gartner, Inc.....................................................  12,003   1,849,422
#*  Genasys, Inc.....................................................   5,386      18,312
    Genpact, Ltd.....................................................  66,831   2,617,770
    Global Payments, Inc.............................................  35,903   6,074,070
    GlobalSCAPE, Inc.................................................  11,862     115,061
*   Globant SA.......................................................  11,214   1,045,818
*   GSE Systems, Inc.................................................  26,843      35,164
*   GSI Technology, Inc..............................................  26,474     207,027
#*  GTT Communications, Inc..........................................  42,732     321,772
#*  Guidewire Software, Inc..........................................   5,703     642,956
    Hackett Group, Inc. (The)........................................  46,964     794,161
    Harmonic, Inc.................................................... 180,054   1,400,820
    Hewlett Packard Enterprise Co.................................... 472,548   7,754,513
    HP, Inc.......................................................... 122,449   2,126,939
*   HubSpot, Inc.....................................................   1,641     254,519
*   Ichor Holdings, Ltd..............................................  35,689   1,038,907
*   IEC Electronics Corp.............................................   7,468      49,513
*   II-VI, Inc....................................................... 130,124   4,313,611
#*  Immersion Corp...................................................  24,423     200,757
#*  Infinera Corp.................................................... 215,124   1,202,543
*   Information Services Group, Inc..................................  28,020      60,523
*   Innodata, Inc....................................................  21,458      26,822
*   Inphi Corp.......................................................   8,004     575,328
#*  Inseego Corp.....................................................   6,476      37,107
*   Insight Enterprises, Inc.........................................  64,391   3,952,320
    Intel Corp....................................................... 578,019  32,675,414
    InterDigital, Inc................................................  50,773   2,722,956

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Internap Corp....................................................  16,678 $    39,694
*   inTEST Corp......................................................   8,305      39,864
*   Intevac, Inc.....................................................  26,456     152,916
#*  IPG Photonics Corp...............................................  13,262   1,780,821
*   Iteris, Inc......................................................  13,000      69,680
*   Itron, Inc.......................................................  46,791   3,568,282
#   j2 Global, Inc...................................................  32,238   3,061,320
    Jabil, Inc....................................................... 155,324   5,719,030
    Jack Henry & Associates, Inc.....................................  12,784   1,809,703
    Juniper Networks, Inc............................................ 155,347   3,855,713
    KBR, Inc......................................................... 226,577   6,380,408
#   KEMET Corp....................................................... 100,050   2,175,087
*   Key Tronic Corp..................................................  11,045      65,939
*   Keysight Technologies, Inc.......................................  30,814   3,109,441
*   Kimball Electronics, Inc.........................................  29,728     441,758
    KLA Corp.........................................................  17,987   3,040,522
*   Knowles Corp..................................................... 216,738   4,677,206
#*  Kopin Corp.......................................................  98,852      55,061
    Kulicke & Soffa Industries, Inc.................................. 127,139   3,018,916
*   KVH Industries, Inc..............................................  24,237     247,702
    Lam Research Corp................................................  16,776   4,546,967
*   Lattice Semiconductor Corp....................................... 169,515   3,320,799
    Leidos Holdings, Inc.............................................  19,844   1,711,148
*   LGL Group, Inc. (The)............................................   2,275      24,233
*   Limelight Networks, Inc.......................................... 131,814     556,255
    Littelfuse, Inc..................................................  11,638   2,043,284
*   LiveRamp Holdings, Inc...........................................  96,244   3,762,178
    LogMeIn, Inc.....................................................  54,740   3,595,323
#*  Lumentum Holdings, Inc...........................................  31,917   1,999,919
*   Luna Innovations, Inc............................................  15,206      91,692
#*  MACOM Technology Solutions Holdings, Inc.........................  44,352   1,008,564
#*  MagnaChip Semiconductor Corp.....................................  17,121     218,635
*   Manhattan Associates, Inc........................................  20,679   1,549,891
    ManTech International Corp., Class A.............................  45,788   3,625,494
*   Marin Software, Inc..............................................   1,125       2,216
    Marvell Technology Group, Ltd.................................... 142,404   3,473,234
    Maxim Integrated Products, Inc...................................  18,551   1,088,202
    MAXIMUS, Inc.....................................................  28,040   2,151,790
#*  MaxLinear, Inc...................................................  70,161   1,330,253
    Methode Electronics, Inc.........................................  53,978   1,856,843
#   Microchip Technology, Inc........................................  18,917   1,783,684
*   Micron Technology, Inc........................................... 295,915  14,070,758
    Microsoft Corp................................................... 278,222  39,888,688
*   MicroStrategy, Inc., Class A.....................................  12,085   1,852,026
*   Mimecast, Ltd....................................................   5,472     217,293
    MKS Instruments, Inc.............................................  33,901   3,668,766
#*  MoneyGram International, Inc.....................................   3,039      12,034
    Monolithic Power Systems, Inc....................................   6,826   1,023,354
    Motorola Solutions, Inc..........................................  14,175   2,357,586
#   MTS Systems Corp.................................................  24,693   1,394,661
#*  Napco Security Technologies, Inc.................................  18,220     553,159
    National Instruments Corp........................................  35,566   1,472,077
*   NCR Corp.........................................................  38,430   1,122,540
*   NeoPhotonics Corp................................................  83,589     550,016
    NetApp, Inc......................................................  35,822   2,001,733
*   NETGEAR, Inc.....................................................  55,174   1,499,078
*   Netscout Systems, Inc............................................ 118,000   2,857,960
*   NetSol Technologies, Inc.........................................   4,255      22,169
    Network-1 Technologies, Inc......................................   6,962      15,595

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   New Relic, Inc...................................................     973 $   62,330
    NIC, Inc.........................................................  35,626    837,923
    NortonLifeLock Inc...............................................  52,425  1,199,484
#*  Novanta, Inc.....................................................  31,778  2,829,831
*   Nuance Communications, Inc....................................... 181,990  2,970,077
    NVE Corp.........................................................   3,647    227,026
#*  Okta, Inc........................................................   3,915    427,009
*   ON Semiconductor Corp............................................ 121,400  2,476,560
*   OneSpan, Inc.....................................................  52,987    991,387
*   Onto Innovation Inc..............................................  87,383  2,813,732
*   Optical Cable Corp...............................................   6,626     19,547
    Oracle Corp...................................................... 141,867  7,730,333
*   OSI Systems, Inc.................................................  25,683  2,548,781
#*  PAR Technology Corp..............................................  19,225    481,778
#*  Paycom Software, Inc.............................................  15,395  3,256,504
*   Paylocity Holding Corp...........................................   4,147    425,482
*   PayPal Holdings, Inc.............................................  38,237  3,980,472
    PC Connection, Inc...............................................  38,027  1,857,239
    PC-Tel, Inc......................................................  70,419    503,496
*   PDF Solutions, Inc...............................................  39,463    637,722
    Pegasystems, Inc.................................................   8,622    648,461
*   Perceptron, Inc..................................................  16,338     74,093
*   Perficient, Inc..................................................  60,810  2,383,752
    Perspecta, Inc...................................................  32,922    873,750
*   PFSweb, Inc......................................................  19,936     62,200
*   Photronics, Inc.................................................. 173,469  2,046,934
*   Pixelworks, Inc..................................................  12,025     46,777
#   Plantronics, Inc.................................................  12,679    499,806
*   Plexus Corp......................................................  54,278  4,013,315
    Power Integrations, Inc..........................................  26,114  2,379,247
#*  Powerfleet, Inc..................................................   8,720     51,622
    Presidio, Inc....................................................  46,857    777,826
*   PRGX Global, Inc.................................................  28,843    144,215
    Progress Software Corp...........................................  53,908  2,149,851
*   Proofpoint, Inc..................................................     879    101,410
*   PTC, Inc.........................................................   4,999    334,483
*   Pure Storage, Inc., Class A......................................   9,037    175,860
    QAD, Inc., Class A...............................................  13,691    636,358
    QAD, Inc., Class B...............................................   2,342     85,366
*   Qorvo, Inc.......................................................  27,444  2,219,122
*   Qualstar Corp....................................................   1,082      5,735
#*  Qualys, Inc......................................................   9,699    827,616
*   Qumu Corp........................................................  10,312     30,627
*   Rambus, Inc...................................................... 157,538  2,181,114
*   RealNetworks, Inc................................................ 165,277    267,749
#*  RealPage, Inc....................................................   6,900    417,795
    RF Industries, Ltd...............................................   7,730     45,916
*   Ribbon Communications, Inc....................................... 151,170    648,519
    Richardson Electronics, Ltd......................................  15,984     92,228
*   RingCentral, Inc., Class A.......................................   1,303    210,461
*   Rogers Corp......................................................  25,642  3,473,978
    Sabre Corp.......................................................  12,981    304,794
*   salesforce.com, Inc..............................................   2,777    434,573
*   Sanmina Corp..................................................... 136,798  4,203,803
    Sapiens International Corp. NV...................................   3,763     79,512
*   ScanSource, Inc..................................................  46,226  1,493,100
    Science Applications International Corp..........................  30,843  2,548,249
*   Seachange International, Inc.....................................  69,606    209,514
    Seagate Technology P.L.C.........................................  26,898  1,560,891

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Semtech Corp.....................................................  77,261 $3,898,590
*   Silicon Laboratories, Inc........................................  20,331  2,159,965
    Skyworks Solutions, Inc..........................................  22,122  2,014,429
*   SMART Global Holdings, Inc.......................................  15,583    462,815
#*  SMTC Corp........................................................   7,288     15,013
#*  SolarEdge Technologies, Inc......................................  22,033  1,871,924
*   SPS Commerce, Inc................................................  10,938    577,198
    SS&C Technologies Holdings, Inc..................................  30,610  1,592,026
*   StarTek, Inc.....................................................  22,597    146,880
*   Steel Connect, Inc...............................................  90,589    141,319
*   Stratasys, Ltd...................................................  76,918  1,590,664
*   Super Micro Computer, Inc........................................  52,523  1,086,176
*   Sykes Enterprises, Inc...........................................  78,760  2,433,290
#*  Synacor, Inc.....................................................   4,400      6,600
#*  Synaptics, Inc...................................................  56,427  2,376,141
#*  Synchronoss Technologies, Inc....................................  68,298    409,788
    SYNNEX Corp......................................................  64,671  7,614,364
*   Synopsys, Inc....................................................  19,173  2,602,735
    TE Connectivity, Ltd.............................................  30,720  2,749,440
*   Tech Data Corp...................................................  51,682  6,279,363
*   Telaria, Inc.....................................................  52,689    398,856
*   Telenav, Inc.....................................................  70,286    331,047
*   Teradata Corp....................................................  44,201  1,322,936
    Teradyne, Inc....................................................  35,733  2,187,574
    TESSCO Technologies, Inc.........................................  11,533    153,274
    TiVo Corp........................................................ 186,876  1,521,171
#*  Trade Desk, Inc. (The), Class A..................................   2,150    431,720
    TransAct Technologies, Inc.......................................  10,316    127,506
*   Trimble, Inc.....................................................  20,226    805,804
*   Trio-Tech International..........................................   2,616      9,653
*   TSR, Inc.........................................................     722      2,599
    TTEC Holdings, Inc...............................................  43,897  2,079,401
#*  TTM Technologies, Inc............................................ 189,945  2,224,256
#*  Twilio, Inc., Class A............................................   1,622    156,620
*   Tyler Technologies, Inc..........................................   3,568    958,079
#   Ubiquiti, Inc....................................................  13,662  1,729,473
*   Ultra Clean Holdings, Inc........................................  41,777    892,774
#*  Unisys Corp......................................................  52,220    535,777
    Universal Display Corp...........................................  10,171  2,036,031
#*  Upland Software, Inc.............................................   1,629     61,055
*   Veeco Instruments, Inc........................................... 113,734  1,551,332
*   Verint Systems, Inc..............................................  74,756  3,393,175
*   VeriSign, Inc....................................................   7,900  1,501,158
*   ViaSat, Inc......................................................  36,141  2,487,946
*   Viavi Solutions, Inc............................................. 246,371  3,932,081
*   Virtusa Corp.....................................................  47,406  1,767,296
    Vishay Intertechnology, Inc...................................... 204,441  4,119,486
*   Vishay Precision Group, Inc......................................  19,686    670,308
    Wayside Technology Group, Inc....................................   4,672     67,277
    Western Digital Corp.............................................  80,387  4,151,989
    Western Union Co. (The)..........................................  46,124  1,155,867
*   WEX, Inc.........................................................   4,464    844,499
*   Wireless Telecom Group, Inc......................................   6,719      9,743
*   Xerox Holdings Corp.............................................. 174,772  5,930,014
    Xilinx, Inc......................................................  22,883  2,076,403
    Xperi Corp.......................................................  61,111  1,240,859
*   Zebra Technologies Corp., Class A................................  16,184  3,849,688
*   Zendesk, Inc.....................................................   1,720    121,518

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Zix Corp.........................................................  45,198 $    298,759
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          702,305,584
                                                                              ------------
MATERIALS -- (4.8%)
>>  A Schulman, Inc..................................................  40,741            0
*   AdvanSix, Inc....................................................  39,231      892,898
*   AgroFresh Solutions, Inc.........................................   3,431        7,891
    Air Products & Chemicals, Inc....................................  10,695    2,280,816
#*  AK Steel Holding Corp............................................ 345,942      816,423
#   Albemarle Corp...................................................  13,238      804,076
*   Alcoa Corp.......................................................  98,307    2,043,803
#*  Allegheny Technologies, Inc...................................... 140,972    2,961,822
*   Amcor P.L.C...................................................... 372,493    3,546,133
*   American Biltrite, Inc...........................................      22        9,680
    American Vanguard Corp...........................................  53,072      741,947
#*  Ampco-Pittsburgh Corp............................................  20,877       81,003
    AptarGroup, Inc..................................................  27,809    3,285,633
    Ashland Global Holdings, Inc.....................................  60,236    4,660,459
    Avery Dennison Corp..............................................  19,760    2,526,514
*   Axalta Coating Systems, Ltd......................................  51,587    1,521,301
    Balchem Corp.....................................................  26,488    2,680,850
    Ball Corp........................................................  25,400    1,777,238
*   Berry Global Group, Inc..........................................  24,019      997,029
    Boise Cascade Co.................................................  63,957    2,287,742
    Cabot Corp.......................................................  51,907    2,262,626
    Carpenter Technology Corp........................................  83,077    4,072,435
    Celanese Corp....................................................  20,921    2,534,579
#*  Century Aluminum Co.............................................. 112,250      654,417
    CF Industries Holdings, Inc......................................  58,752    2,664,403
    Chase Corp.......................................................  10,420    1,220,703
    Chemours Co. (The)...............................................  19,024      312,184
*   Clearwater Paper Corp............................................  23,690      439,213
#   Cleveland-Cliffs, Inc............................................ 125,505      907,401
*   Coeur Mining, Inc................................................ 250,706    1,383,897
    Commercial Metals Co............................................. 217,110    4,196,736
#   Compass Minerals International, Inc..............................  51,723    2,921,315
*   Contango ORE, Inc................................................   1,008       15,700
*   Core Molding Technologies, Inc...................................  11,901       67,955
*   Corteva, Inc.....................................................  55,078    1,452,958
*   Crown Holdings, Inc..............................................   6,500      473,460
    Domtar Corp...................................................... 117,520    4,276,553
*   Dow, Inc.........................................................  55,078    2,780,888
    DuPont de Nemours, Inc...........................................  55,078    3,630,191
    Eagle Materials, Inc.............................................  26,397    2,411,102
    Eastman Chemical Co..............................................  37,826    2,876,289
    Ecolab, Inc......................................................   9,795    1,881,326
*   Element Solutions, Inc........................................... 362,125    3,932,677
*   Ferro Corp.......................................................  96,460    1,073,600
    Ferroglobe P.L.C................................................. 156,302       96,626
#*  Flotek Industries, Inc...........................................  68,822      131,450
    FMC Corp.........................................................  14,998    1,372,317
    Freeport-McMoRan, Inc............................................ 388,014    3,810,297
    Friedman Industries, Inc.........................................  10,403       72,092
    FutureFuel Corp..................................................  60,794      749,590
*   GCP Applied Technologies, Inc....................................  83,770    1,730,688
    Gold Resource Corp...............................................  69,961      306,429
    Graphic Packaging Holding Co..................................... 252,443    3,953,257
    Greif, Inc., Class A.............................................  41,010    1,606,362
    Greif, Inc., Class B.............................................   9,363      440,342

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
MATERIALS -- (Continued)
    Hawkins, Inc.....................................................  16,847 $   720,209
    Haynes International, Inc........................................  20,248     697,746
#   HB Fuller Co.....................................................  78,151   3,813,769
#   Hecla Mining Co.................................................. 680,940   1,566,162
    Huntsman Corp.................................................... 125,219   2,771,096
*   Ingevity Corp....................................................  19,251   1,621,127
    Innophos Holdings, Inc...........................................  34,260   1,117,561
    Innospec, Inc....................................................  36,126   3,300,471
#   International Flavors & Fragrances, Inc..........................   5,882     717,663
    International Paper Co...........................................  40,171   1,754,669
*   Intrepid Potash, Inc............................................. 149,731     462,669
    Kaiser Aluminum Corp.............................................  21,204   2,270,524
*   Koppers Holdings, Inc............................................  25,873     830,523
*   Kraton Corp......................................................  45,250   1,014,505
#   Kronos Worldwide, Inc............................................  98,683   1,251,300
    Linde P.L.C......................................................  10,477   2,078,113
#*  Livent Corp......................................................  21,846     149,864
    Louisiana-Pacific Corp........................................... 108,144   3,161,049
*   LSB Industries, Inc..............................................  40,718     172,237
    LyondellBasell Industries NV, Class A............................  17,552   1,574,414
    Martin Marietta Materials, Inc...................................   9,888   2,589,766
    Materion Corp....................................................  41,770   2,374,207
#*  McEwen Mining, Inc............................................... 189,521     316,500
    Mercer International, Inc........................................ 113,545   1,385,249
    Minerals Technologies, Inc.......................................  53,485   2,644,833
    Mosaic Co. (The)................................................. 169,377   3,367,215
    Myers Industries, Inc............................................  62,972   1,066,116
    Neenah, Inc......................................................  28,287   1,824,511
    NewMarket Corp...................................................   1,937     940,394
    Newmont Goldcorp Corp............................................  78,092   3,102,595
    Nexa Resources SA................................................   6,034      64,503
    Northern Technologies International Corp.........................   7,510      93,725
    Nucor Corp.......................................................  91,866   4,946,984
    Olin Corp........................................................ 184,349   3,380,961
    Olympic Steel, Inc...............................................  23,685     354,801
*   OMNOVA Solutions, Inc............................................  93,009     940,321
    Owens-Illinois, Inc.............................................. 199,180   1,693,030
    Packaging Corp. of America.......................................  21,650   2,369,809
    PH Glatfelter Co.................................................  69,980   1,259,640
    PolyOne Corp.....................................................  53,559   1,716,566
    PPG Industries, Inc..............................................  12,416   1,553,490
#   Quaker Chemical Corp.............................................  13,002   1,987,746
#   Rayonier Advanced Materials, Inc................................. 132,111     550,903
    Reliance Steel & Aluminum Co.....................................  86,542  10,042,334
    Resolute Forest Products, Inc.................................... 125,081     452,793
#   Royal Gold, Inc..................................................  48,449   5,592,953
    RPM International, Inc...........................................  22,108   1,601,282
*   Ryerson Holding Corp.............................................  31,021     269,572
    Schnitzer Steel Industries, Inc., Class A........................  40,837     871,462
    Schweitzer-Mauduit International, Inc............................  49,516   2,004,903
    Scotts Miracle-Gro Co. (The).....................................  10,869   1,091,139
    Sealed Air Corp..................................................  36,593   1,528,490
    Sensient Technologies Corp.......................................  35,028   2,191,352
    Silgan Holdings, Inc.............................................  54,333   1,671,826
#   Sonoco Products Co...............................................  76,353   4,405,568
    Southern Copper Corp.............................................   2,800      99,624
    Steel Dynamics, Inc..............................................  67,423   2,046,962
    Stepan Co........................................................  37,169   3,632,155
*   Summit Materials, Inc., Class A.................................. 107,591   2,467,062

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
MATERIALS -- (Continued)
*   SunCoke Energy, Inc.............................................. 121,723 $    643,915
    Synalloy Corp....................................................   9,826      153,875
    Tecnoglass, Inc..................................................   4,328       36,572
#*  TimkenSteel Corp................................................. 127,506      716,584
*   Trecora Resources................................................  31,420      275,553
    Tredegar Corp....................................................  39,626      787,765
#   Trinseo SA.......................................................  39,568    1,681,640
*   Tronox Holdings P.L.C., Class A..................................  83,405      708,108
*   UFP Technologies, Inc............................................   6,172      256,817
    United States Lime & Minerals, Inc...............................   7,942      702,867
#   United States Steel Corp......................................... 164,257    1,890,598
#*  Universal Stainless & Alloy Products, Inc........................  15,597      209,312
#*  US Concrete, Inc.................................................  24,017    1,255,128
    Valvoline, Inc...................................................  50,527    1,078,246
*   Venator Materials P.L.C..........................................  17,600       43,472
*   Verso Corp., Class A.............................................  83,767    1,226,349
    Vulcan Materials Co..............................................  17,482    2,497,653
    Warrior Met Coal, Inc............................................  54,983    1,071,069
#   Westlake Chemical Corp...........................................  28,152    1,778,925
    WestRock Co...................................................... 125,687    4,696,923
    Worthington Industries, Inc...................................... 101,581    3,739,197
    WR Grace & Co....................................................  11,437      759,989
                                                                              ------------
TOTAL MATERIALS......................................................          234,384,886
                                                                              ------------
REAL ESTATE -- (0.5%)
    Alexander & Baldwin, Inc.........................................   4,509      106,006
*   Altisource Asset Management Corp.................................   1,120       15,176
#*  Altisource Portfolio Solutions SA................................   3,002       53,436
    Capital Properties, Inc., Class A................................     308        4,766
*   CBRE Group, Inc., Class A........................................  33,494    1,793,604
*   CKX Lands, Inc...................................................     465        4,380
    Consolidated-Tomoka Land Co......................................   8,853      566,326
#*  Five Point Holdings LLC, Class A.................................  11,936       78,897
*   Forestar Group, Inc..............................................  11,719      220,083
*   FRP Holdings, Inc................................................  12,520      648,286
    Griffin Industrial Realty, Inc...................................   5,473      215,527
*   Howard Hughes Corp. (The)........................................  29,979    3,352,252
#*  InterGroup Corp. (The)...........................................     235        7,050
    Jones Lang LaSalle, Inc..........................................  18,005    2,638,092
    Kennedy-Wilson Holdings, Inc..................................... 228,742    5,263,353
#*  Marcus & Millichap, Inc..........................................  51,537    1,840,902
#*  Maui Land & Pineapple Co., Inc...................................   5,786       59,538
    Newmark Group, Inc., Class A..................................... 126,541    1,343,865
*   Rafael Holdings, Inc., Class B...................................  20,949      363,884
    RE/MAX Holdings, Inc., Class A...................................  24,818      830,162
#   Realogy Holdings Corp............................................ 130,149    1,025,574
    RMR Group, Inc. (The), Class A...................................  10,434      505,006
#*  St Joe Co. (The).................................................  76,556    1,420,114
*   Stratus Properties, Inc..........................................  11,167      307,986
*   Tejon Ranch Co...................................................  39,369      633,053
#*  Trinity Place Holdings, Inc......................................  17,198       68,448
                                                                              ------------
TOTAL REAL ESTATE....................................................           23,365,766
                                                                              ------------
UTILITIES -- (1.2%)
    AES Corp.........................................................  68,477    1,167,533
    ALLETE, Inc......................................................   9,015      775,831
    Alliant Energy Corp..............................................     106        5,654
#   American States Water Co.........................................  15,179    1,443,978

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
UTILITIES -- (Continued)
    Aqua America, Inc................................................  21,570 $  977,768
*   AquaVenture Holdings, Ltd........................................   5,147    100,984
    Artesian Resources Corp., Class A................................   5,487    203,568
    Atlantica Yield P.L.C............................................  43,996  1,056,344
    Atmos Energy Corp................................................  12,334  1,387,328
#   Avangrid, Inc....................................................  12,994    650,350
    Avista Corp......................................................  20,799    998,976
    Black Hills Corp.................................................  17,263  1,360,842
    California Water Service Group...................................  22,593  1,264,530
    Chesapeake Utilities Corp........................................   8,754    829,879
    Clearway Energy, Inc., Class A...................................  10,103    173,469
    Clearway Energy, Inc., Class C...................................  17,750    321,807
    CMS Energy Corp..................................................  17,300  1,105,816
    Consolidated Water Co., Ltd......................................  17,333    304,021
    El Paso Electric Co..............................................  18,380  1,226,130
    Evergy, Inc......................................................  28,535  1,823,672
    Eversource Energy................................................  15,733  1,317,481
#   Genie Energy, Ltd., Class B......................................  24,408    181,840
    Hawaiian Electric Industries, Inc................................  23,207  1,047,796
    IDACORP, Inc.....................................................   9,260    996,561
    MDU Resources Group, Inc.........................................  65,075  1,880,017
    MGE Energy, Inc..................................................  14,929  1,150,130
    Middlesex Water Co...............................................  10,118    680,435
    National Fuel Gas Co.............................................  11,930    540,548
    New Jersey Resources Corp........................................  44,518  1,940,985
    NiSource, Inc....................................................  34,403    964,660
    Northwest Natural Holding Co.....................................  12,738    883,508
    NorthWestern Corp................................................  22,368  1,622,127
    NRG Energy, Inc..................................................  74,516  2,989,582
    OGE Energy Corp..................................................  16,299    701,835
    ONE Gas, Inc.....................................................  11,667  1,083,164
    Ormat Technologies, Inc..........................................  69,266  5,303,005
    Otter Tail Corp..................................................  18,309  1,037,754
    Pattern Energy Group, Inc., Class A..............................  48,334  1,354,802
    Pinnacle West Capital Corp.......................................   7,400    696,488
    PNM Resources, Inc...............................................  34,626  1,805,746
    Portland General Electric Co.....................................  16,898    961,158
*   Pure Cycle Corp..................................................   2,900     32,422
    RGC Resources, Inc...............................................   1,634     47,664
    SJW Group........................................................  12,353    893,740
#   South Jersey Industries, Inc.....................................  38,679  1,243,917
    Southwest Gas Holdings, Inc......................................  11,066    966,062
#   Spark Energy, Inc., Class A......................................   2,524     24,155
    Spire, Inc.......................................................   9,628    809,330
    TerraForm Power, Inc., Class A...................................  24,391    414,159
    UGI Corp.........................................................  26,511  1,263,779
    Unitil Corp......................................................   9,001    560,492
    Vistra Energy Corp............................................... 177,590  4,800,258
    WEC Energy Group, Inc............................................   7,951    750,574

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- --------------
UTILITIES -- (Continued)
      York Water Co. (The).............................................      7,798 $      343,424
                                                                                   --------------
TOTAL UTILITIES........................................................                58,468,078
                                                                                   --------------
TOTAL COMMON STOCKS....................................................             4,567,210,428
                                                                                   --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................     14,980        393,525
                                                                                   --------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
#*>>  Parker Drilling Co...............................................      1,033              0
                                                                                   --------------
TOTAL INVESTMENT SECURITIES
      (Cost $2,995,944,746)............................................             4,567,603,953
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 17,630,939     17,630,939
                                                                                   --------------
SECURITIES LENDING COLLATERAL -- (5.9%)
@(S)  The DFA Short Term Investment Fund............................... 24,831,344    287,323,477
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $3,300,865,688)............................................            $4,872,558,369
                                                                                   ==============

As of October 31, 2019, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                        UNREALIZED
                                         NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                              CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                              --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index................       137   12/20/19 $20,597,530 $20,795,230 $      197,700
                                                              ----------- ----------- --------------
TOTAL FUTURES CONTRACTS                                       $20,597,530 $20,795,230 $      197,700
                                                              =========== =========== ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                          INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        ---------------------------------------------
                                                           LEVEL 1     LEVEL 2 LEVEL 3     TOTAL
                                                        -------------- ------- ------- --------------
Common Stocks
   Communication Services.............................. $  302,175,582      --   --    $  302,175,582
   Consumer Discretionary..............................    502,800,094 $ 3,669   --       502,803,763
   Consumer Staples....................................    179,778,153      --   --       179,778,153
   Energy..............................................    265,960,547      --   --       265,960,547
   Financials..........................................  1,113,157,868  34,343   --     1,113,192,211
   Health Care.........................................    402,236,017      --   --       402,236,017
   Industrials.........................................    782,539,841      --   --       782,539,841
   Information Technology..............................    702,305,584      --   --       702,305,584
   Materials...........................................    234,384,886      --   --       234,384,886
   Real Estate.........................................     23,365,766      --   --        23,365,766
   Utilities...........................................     58,468,078      --   --        58,468,078
Preferred Stocks
   Communication Services..............................        393,525      --   --           393,525
Temporary Cash Investments.............................     17,630,939      --   --        17,630,939

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                        --------------------------------------------------
                                                           LEVEL 1         LEVEL 2    LEVEL 3     TOTAL
                                                        --------------   ------------ ------- --------------
Securities Lending Collateral..........................             --   $287,323,477   --    $  287,323,477
Futures Contracts**.................................... $      197,700             --   --           197,700
                                                        --------------   ------------   --    --------------
TOTAL.................................................. $4,585,394,580   $287,361,489   --    $4,872,756,069
                                                        ==============   ============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMON STOCKS -- (89.2%)
COMMUNICATION SERVICES -- (3.1%)
    A.H. Belo Corp., Class A.........................................    38,759 $   139,532
*   Alaska Communications Systems Group, Inc.........................   242,108     397,057
#   AMC Entertainment Holdings, Inc., Class A........................   356,022   3,335,926
#*  AMC Networks, Inc., Class A......................................   363,357  15,824,197
#   Anterix, Inc.....................................................    67,300   2,729,688
    ATN International, Inc...........................................   154,435   9,147,185
#*  AutoWeb, Inc.....................................................   112,432     274,334
*   Ballantyne Strong, Inc...........................................   110,980     322,952
#*  Bandwidth, Inc., Class A.........................................    23,744   1,333,226
    Beasley Broadcast Group, Inc., Class A...........................    75,399     215,641
#*  Boingo Wireless, Inc.............................................   672,680   6,370,280
#*  Boston Omaha Corp., Class A......................................     3,893      87,437
#   Cable One, Inc...................................................     5,112   6,775,291
#*  Care.com, Inc....................................................   288,110   3,365,125
#*  Cargurus, Inc....................................................   460,183  15,457,547
#*  Cars.com, Inc.................................................... 1,112,925  12,587,182
*   Central European Media Enterprises, Ltd., Class A................   124,045     556,342
#*  Cincinnati Bell, Inc.............................................   825,270   4,217,130
#   Cinemark Holdings, Inc...........................................    29,728   1,088,045
*   Clear Channel Outdoor Holdings, Inc..............................   231,825     540,152
    Cogent Communications Holdings, Inc..............................   631,324  37,020,839
#*  comScore, Inc....................................................    48,002     110,885
#   Consolidated Communications Holdings, Inc........................   679,576   2,718,304
*   Cumulus Media, Inc., Class A.....................................     7,165      98,089
#*  Daily Journal Corp...............................................       951     267,241
*   DHI Group, Inc...................................................   169,625     614,043
    Emerald Expositions Events, Inc..................................    83,113     807,858
*   Emmis Communications Corp., Class A..............................    22,271     105,119
#   Entercom Communications Corp., Class A...........................   848,685   2,953,424
    Entravision Communications Corp., Class A........................   901,476   2,560,192
#*  Eros International P.L.C.........................................     6,500      14,560
#   EW Scripps Co. (The), Class A....................................   704,105   9,459,651
#*  Fluent, Inc......................................................    52,068     121,318
#*  Frontier Communications Corp.....................................   335,239     305,067
#*  Gaia, Inc........................................................   108,702     753,305
#   Gannett Co., Inc................................................. 1,530,819  16,609,386
#*  GCI Liberty, Inc., Class A.......................................   101,996   7,137,680
#*  Glu Mobile, Inc..................................................   724,832   4,298,254
#*  Gray Television, Inc.............................................   768,995  12,619,208
*   Gray Television, Inc., Class A...................................    25,939     463,011
*   Harte-Hanks, Inc.................................................    39,669     105,916
*   Hemisphere Media Group, Inc......................................   105,735   1,365,039
*   IDT Corp., Class B...............................................   272,074   1,852,824
*   IMAX Corp........................................................   288,659   6,162,870
*   Insignia Systems, Inc............................................     1,159       1,103
#*  Intelsat SA......................................................   575,395  14,609,279
#*  Iridium Communications, Inc......................................   661,774  16,193,610
    John Wiley & Sons, Inc., Class A.................................   443,617  20,437,435
*   Lee Enterprises, Inc.............................................   291,238     527,141
#*  Liberty Latin America, Ltd., Class A.............................   278,125   5,198,156
#*  Liberty Latin America, Ltd., Class C.............................   567,346  10,444,840
*   Liberty Media Corp.-Liberty Braves, Class A......................    57,301   1,691,526
*   Liberty Media Corp.-Liberty Braves, Class C......................   133,396   3,923,176
*   Liberty TripAdvisor Holdings, Inc., Class A...................... 1,225,025  11,821,491
#   Lions Gate Entertainment Corp., Class A..........................   312,897   2,500,047
    Lions Gate Entertainment Corp., Class B..........................   213,752   1,601,002

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Loral Space & Communications, Inc................................     3,355 $    134,166
#*  Marchex, Inc., Class B...........................................   833,661    2,759,418
    Marcus Corp. (The)...............................................   136,996    4,945,556
#*  McClatchy Co. (The), Class A.....................................    15,070       39,182
#*  Meet Group, Inc. (The)........................................... 1,105,262    4,708,416
#   Meredith Corp....................................................   480,874   18,128,950
#*  MSG Networks, Inc., Class A......................................   760,126   12,321,642
    National CineMedia, Inc.......................................... 1,151,487    9,666,733
#   New Media Investment Group, Inc..................................   494,446    4,356,069
#   New York Times Co. (The), Class A................................   396,599   12,254,909
#   Nexstar Media Group, Inc., Class A...............................   414,138   40,291,486
#*  ORBCOMM, Inc..................................................... 1,085,003    4,350,862
*   Pegasus Cos., Inc. (The).........................................       170       36,210
#*  Professional Diversity Network, Inc..............................     8,633       10,878
#*  QuinStreet, Inc..................................................   696,913    8,941,394
#*  Reading International, Inc., Class A.............................   191,049    2,172,227
*   Reading International, Inc., Class B.............................     2,710       65,040
*   Rosetta Stone, Inc...............................................   110,622    2,119,518
    Saga Communications, Inc., Class A...............................    20,078      605,753
    Salem Media Group, Inc...........................................   141,526      213,704
    Scholastic Corp..................................................   178,429    6,869,516
    Shenandoah Telecommunications Co.................................   525,805   16,909,889
    Sinclair Broadcast Group, Inc., Class A..........................   743,145   29,606,897
    Spok Holdings, Inc...............................................   222,638    2,649,392
#*  SRAX, Inc........................................................    29,870       51,078
*   TechTarget, Inc..................................................   388,975    9,490,990
    TEGNA, Inc.......................................................   820,094   12,326,013
    Telephone & Data Systems, Inc.................................... 1,117,581   29,157,688
    Townsquare Media, Inc., Class A..................................   125,141      849,707
#*  Travelzoo........................................................   136,282    1,379,174
    Tribune Publishing Co............................................   319,123    2,859,342
#*  TrueCar Inc......................................................   181,081      593,946
*   United States Cellular Corp......................................   216,709    8,065,909
#*  Urban One, Inc...................................................   846,452    1,862,194
#*  Vonage Holdings Corp............................................. 2,439,794   23,836,787
#*  Yelp, Inc........................................................   338,773   11,691,056
*   Zedge, Inc., Class B.............................................    32,810       57,749
*   Zynga, Inc., Class A............................................. 6,669,293   41,149,538
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            609,766,136
                                                                                ------------
CONSUMER DISCRETIONARY -- (13.0%)
*   1-800-Flowers.com, Inc., Class A.................................   644,959    9,197,115
    Aaron's, Inc.....................................................   727,525   54,513,448
#   Abercrombie & Fitch Co., Class A.................................   678,948   10,992,168
#   Acushnet Holdings Corp...........................................    35,057      997,372
#   Adient P.L.C.....................................................   475,704   10,080,168
*   Adtalem Global Education, Inc....................................   611,775   18,218,659
    AMCON Distributing Co............................................     2,751      200,823
#*  American Axle & Manufacturing Holdings, Inc...................... 1,771,214   14,807,349
    American Eagle Outfitters, Inc................................... 1,887,209   29,025,274
*   American Outdoor Brands Corp.....................................   780,251    5,524,177
*   American Public Education, Inc...................................   230,785    5,012,650
*   America's Car-Mart, Inc..........................................   122,303   11,128,350
    Ark Restaurants Corp.............................................    17,494      358,627
#*  Asbury Automotive Group, Inc.....................................   232,969   24,026,093
#*  Ascena Retail Group, Inc......................................... 3,957,546    1,393,848
#*  At Home Group, Inc...............................................   269,551    2,296,575
*   AutoNation, Inc..................................................   372,056   18,919,048
#*  Barnes & Noble Education, Inc....................................   721,677    2,966,092

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Bassett Furniture Industries, Inc................................   154,827 $ 2,361,112
#*  BBQ Holdings, Inc................................................    49,193     245,965
    BBX Capital Corp.................................................   196,613     878,860
*   Beazer Homes USA, Inc............................................     9,409     141,229
#   Bed Bath & Beyond, Inc........................................... 1,773,848  24,301,718
#   Big 5 Sporting Goods Corp........................................   144,363     461,962
#   Big Lots, Inc....................................................   556,365  12,056,430
*   Biglari Holdings, Inc., Class A..................................       260     109,465
#*  Biglari Holdings, Inc., Class B..................................    11,760     981,725
    BJ's Restaurants, Inc............................................   296,192  11,726,241
*   Blink Charging Co................................................     4,900      10,339
#   Bloomin' Brands, Inc............................................. 1,185,005  23,474,949
#*  Blue Apron Holdings, Inc., Class A...............................       846       6,057
*   Boot Barn Holdings, Inc..........................................   523,758  18,357,718
    Bowl America, Inc., Class A......................................    10,705     166,972
#   Brinker International, Inc.......................................   553,480  24,602,186
    Brunswick Corp...................................................    14,137     823,339
#   Buckle, Inc. (The)...............................................   222,432   4,653,277
#*  Build-A-Bear Workshop, Inc.......................................   226,328     787,621
    Caleres, Inc.....................................................   456,717   9,828,550
#   Callaway Golf Co................................................. 1,317,369  26,637,201
*   Capri Holdings, Ltd..............................................    32,506   1,009,961
*   Career Education Corp............................................ 1,205,751  17,073,434
    Carriage Services, Inc...........................................   280,147   7,216,587
#*  Carrols Restaurant Group, Inc....................................   643,569   4,588,647
#   Carter's, Inc....................................................   114,398  11,467,256
#   Cato Corp. (The), Class A........................................   300,525   5,256,182
*   Cavco Industries, Inc............................................   107,930  20,684,784
*   Century Casinos, Inc.............................................    26,257     194,039
#*  Century Communities, Inc.........................................   328,954   9,924,542
#   Cheesecake Factory, Inc. (The)...................................   512,386  21,412,611
#   Chico's FAS, Inc................................................. 1,866,572   6,421,008
#   Children's Place, Inc. (The).....................................   225,390  18,461,695
#   Choice Hotels International, Inc.................................   164,722  14,574,603
    Churchill Downs, Inc.............................................   125,151  16,268,378
#*  Chuy's Holdings, Inc.............................................   265,502   6,470,284
    Citi Trends, Inc.................................................   142,425   2,542,286
#   Clarus Corp......................................................    34,207     436,139
    Collectors Universe, Inc.........................................   149,690   4,290,115
#*  Conn's, Inc......................................................   329,849   7,979,047
#*  Container Store Group, Inc. (The)................................    78,468     331,135
    Cooper Tire & Rubber Co..........................................   774,210  21,863,690
*   Cooper-Standard Holdings, Inc....................................   175,578   5,593,915
    Core-Mark Holding Co., Inc.......................................   473,294  14,444,933
#   Cracker Barrel Old Country Store, Inc............................   134,739  20,951,914
*   Crocs, Inc....................................................... 1,022,241  35,768,213
    Crown Crafts, Inc................................................     4,141      25,550
    CSS Industries, Inc..............................................   128,667     579,001
    Culp, Inc........................................................   176,366   2,728,382
    Dana, Inc........................................................ 1,352,547  21,951,838
#   Dave & Buster's Entertainment, Inc...............................   418,901  16,663,882
*   Deckers Outdoor Corp.............................................   346,499  52,979,697
*   Del Taco Restaurants, Inc........................................   536,463   4,095,895
    Delphi Technologies P.L.C........................................   385,691   4,709,287
#*  Delta Apparel, Inc...............................................    34,997     873,175
*   Denny's Corp.....................................................   866,925  17,442,531
#   Designer Brands, Inc., Class A...................................   852,801  14,071,216
*   Destination XL Group, Inc........................................   269,728     391,106
#   Dick's Sporting Goods, Inc.......................................   933,286  36,332,824

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Dillard's, Inc., Class A.........................................    27,554 $ 1,900,675
#   Dine Brands Global, Inc..........................................   102,384   7,489,390
*   Dixie Group, Inc. (The)..........................................     7,509      14,718
#*  Dorman Products, Inc.............................................   333,751  24,013,384
    Dover Motorsports, Inc...........................................    63,212     121,999
#*  Drive Shack, Inc.................................................   861,306   3,436,611
#*  Duluth Holdings, Inc., Class B...................................    61,001     563,649
    Educational Development Corp.....................................    41,780     279,926
#*  El Pollo Loco Holdings, Inc......................................   466,760   5,423,751
#*  Eldorado Resorts, Inc............................................   111,136   4,975,559
*   Emerson Radio Corp...............................................    95,646      75,551
    Escalade, Inc....................................................    44,782     513,202
#   Ethan Allen Interiors, Inc.......................................   380,397   7,497,625
*   Everi Holdings, Inc..............................................   218,394   2,197,044
#*  Express, Inc.....................................................   932,927   3,004,025
    Extended Stay America, Inc.......................................   346,019   4,916,930
#*  Fiesta Restaurant Group, Inc.....................................   378,454   3,252,812
    Flanigan's Enterprises, Inc......................................     5,380     121,615
    Flexsteel Industries, Inc........................................    73,421   1,216,586
#*  Floor & Decor Holdings, Inc., Class A............................   439,164  20,126,886
    Foot Locker, Inc.................................................   137,453   5,980,580
#*  Fossil Group, Inc................................................   517,519   5,630,607
#*  Fox Factory Holding Corp.........................................   387,657  23,623,818
#*  Francesca's Holdings Corp........................................     6,578     114,128
#*  Franchise Group, Inc.............................................    52,735     630,711
*   frontdoor, Inc...................................................   272,186  13,127,531
*   Full House Resorts, Inc..........................................     1,337       3,316
#   GameStop Corp., Class A.......................................... 1,230,739   6,695,220
#*  Garrett Motion, Inc..............................................   107,751   1,023,634
#*  Genesco, Inc.....................................................   220,004   8,547,155
#*  Gentherm, Inc....................................................   360,997  15,078,845
#*  G-III Apparel Group, Ltd.........................................   483,873  12,150,051
#*  GNC Holdings, Inc., Class A, Class A.............................    44,174     116,619
*   Good Times Restaurants, Inc......................................     1,862       3,314
    Goodyear Tire & Rubber Co. (The).................................   769,095  12,205,538
#*  GoPro, Inc., Class A.............................................   230,133     957,353
    Graham Holdings Co., Class B.....................................    46,975  29,578,278
*   Green Brick Partners, Inc........................................   103,681   1,044,068
#   Group 1 Automotive, Inc..........................................   197,303  19,619,810
#*  Groupon, Inc..................................................... 3,582,295   9,958,780
#   Guess?, Inc......................................................   738,913  12,376,793
#*  Habit Restaurants, Inc. (The), Class A...........................   311,472   3,273,571
#   Hamilton Beach Brands Holding Co., Class A.......................   155,317   2,896,662
#   Haverty Furniture Cos., Inc......................................   168,211   3,051,348
    Haverty Furniture Cos., Inc., Class A............................     3,785      68,811
*   Helen of Troy, Ltd...............................................   324,067  48,532,274
#*  Hibbett Sports, Inc..............................................   256,216   6,113,314
#*  Hilton Grand Vacations, Inc......................................   368,952  12,813,703
    Hooker Furniture Corp............................................   147,179   3,483,727
#*  Horizon Global Corp..............................................   266,045   1,021,613
*   Houghton Mifflin Harcourt Co.....................................   576,195   3,722,220
#*  Inspired Entertainment, Inc......................................    11,361      83,503
#*  Installed Building Products, Inc.................................   292,215  19,058,262
#   International Game Technology P.L.C..............................   191,829   2,539,816
#*  iRobot Corp......................................................   273,508  13,144,794
*   J Alexander's Holdings, Inc......................................    79,908     771,112
#   J. Jill, Inc.....................................................   202,956     351,114
#   Jack in the Box, Inc.............................................   361,270  30,353,905
#*  JAKKS Pacific, Inc...............................................     4,092       3,151

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*   JC Penney Co., Inc...............................................     5,250 $     5,250
     Johnson Outdoors, Inc., Class A..................................   119,405   6,991,163
*    K12, Inc.........................................................   442,135   8,749,852
     KB Home..........................................................   815,160  29,093,060
#*   Kirkland's, Inc..................................................   137,455     217,179
*    Koss Corp........................................................     4,921       8,858
     L Brands, Inc....................................................    51,957     885,347
#*   Lakeland Industries, Inc.........................................   107,916   1,192,472
#*   Lands' End, Inc..................................................    93,143   1,124,236
*    Laureate Education, Inc., Class A................................   478,112   7,389,221
*>>  Lazare Kaplan International Inc..................................     9,600       1,350
     La-Z-Boy, Inc....................................................   524,869  18,638,098
#    LCI Industries...................................................   238,699  23,182,447
*    Leaf Group, Ltd..................................................   340,595   1,011,567
#*   LGI Homes, Inc...................................................     7,986     626,741
#*   Libbey, Inc......................................................   372,428     670,370
#    Lifetime Brands, Inc.............................................   124,805     997,192
*    Lindblad Expeditions Holdings, Inc...............................   411,703   6,480,205
*    Liquidity Services, Inc..........................................   414,015   2,686,957
#    Lithia Motors, Inc., Class A.....................................   260,591  41,037,871
*    Live Ventures, Inc...............................................     1,158       9,681
*    Luby's, Inc......................................................     8,227      15,138
#*   Lumber Liquidators Holdings, Inc.................................   378,486   3,493,426
*    M/I Homes, Inc...................................................   186,382   8,234,357
#    Macy's, Inc......................................................   251,810   3,817,440
*    Malibu Boats, Inc., Class A......................................   273,234   8,912,893
#    Marine Products Corp.............................................   186,391   2,501,367
*    MarineMax, Inc...................................................   258,103   3,987,691
#    Marriott Vacations Worldwide Corp................................   290,718  31,958,630
*    MasterCraft Boat Holdings, Inc...................................   254,980   4,015,935
     MDC Holdings, Inc................................................   515,340  19,948,811
>>   Media General, Inc...............................................   298,450      28,204
*    Meritage Homes Corp..............................................   317,248  22,870,408
#*   Michaels Cos., Inc. (The)........................................ 1,588,127  13,864,349
*    Modine Manufacturing Co..........................................   475,655   5,436,737
*    Monarch Casino & Resort, Inc.....................................    25,809   1,114,691
#    Monro, Inc.......................................................   320,697  22,484,067
#*   Motorcar Parts of America, Inc...................................   284,487   5,422,322
#    Movado Group, Inc................................................   159,204   4,147,264
#*   Murphy USA, Inc..................................................   413,646  48,781,273
     Nathan's Famous, Inc.............................................    67,969   5,172,441
*    National Vision Holdings, Inc....................................   154,517   3,677,505
*    Nautilus, Inc....................................................   452,708     746,968
*    New Home Co., Inc. (The).........................................   199,417     931,277
#*   Noodles & Co.....................................................   251,483   1,340,404
#    Nordstrom, Inc...................................................   128,316   4,606,544
     Office Depot, Inc................................................ 3,463,747   7,135,319
#*   Ollie's Bargain Outlet Holdings, Inc.............................    90,785   5,799,346
#    Oxford Industries, Inc...........................................   187,584  12,917,034
     P&F Industries, Inc., Class A....................................    11,500      76,475
#    Papa John's International, Inc...................................   460,117  26,939,850
#*   Party City Holdco, Inc...........................................   376,573   2,116,340
*    Penn National Gaming, Inc........................................   316,350   6,743,000
#    Penske Automotive Group, Inc.....................................   535,709  26,099,742
#    PetMed Express, Inc..............................................   292,037   6,838,046
#*   Pier 1 Imports, Inc..............................................   155,012     872,718
*    Planet Fitness, Inc., Class A....................................   379,996  24,190,545
#*   Playa Hotels & Resorts NV........................................    58,151     484,979
*    PlayAGS, Inc.....................................................    94,020   1,084,991

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Potbelly Corp....................................................   326,052 $ 1,385,721
#*  Quotient Technology Inc..........................................    97,701     841,206
*   Qurate Retail, Inc., Class A.....................................   175,636   1,675,567
    RCI Hospitality Holdings, Inc....................................    88,481   1,659,019
*   Red Lion Hotels Corp.............................................   243,733   1,462,398
#*  Red Robin Gourmet Burgers, Inc...................................   111,462   3,399,591
#   Red Rock Resorts, Inc., Class A..................................   111,461   2,427,621
#*  Regis Corp.......................................................   444,538   9,157,483
    Rent-A-Center, Inc...............................................   138,148   3,573,889
#*  RH...............................................................   106,180  19,292,906
    Rocky Brands, Inc................................................    87,813   2,442,080
#*  RTW RetailWinds, Inc.............................................   721,623   1,068,002
*   Rubicon Project, Inc. (The)......................................   670,608   5,700,168
    Ruth's Hospitality Group, Inc....................................   557,939  11,482,385
#*  Sally Beauty Holdings, Inc....................................... 1,221,615  18,935,032
#*  Scientific Games Corp., Class A..................................   302,456   7,255,919
#*  SeaWorld Entertainment, Inc......................................   415,193  10,969,399
*   Select Interior Concepts, Inc., Class A..........................     1,470      16,846
#*  Shake Shack, Inc., Class A.......................................   245,949  20,236,684
*   Shiloh Industries, Inc...........................................   330,105   1,194,980
#   Shoe Carnival, Inc...............................................   146,149   4,850,685
#*  Shutterstock, Inc................................................   245,251   9,952,286
#   Signet Jewelers, Ltd.............................................   888,323  14,248,701
    Six Flags Entertainment Corp.....................................   313,514  13,227,156
*   Skechers U.S.A., Inc., Class A...................................    18,317     684,506
*   Skyline Champion Corp............................................   175,764   4,961,818
#*  Sleep Number Corp................................................   470,033  22,617,988
#   Sonic Automotive, Inc., Class A..................................   421,706  13,591,584
#*  Sonos, Inc.......................................................    40,537     530,224
#*  Sportsman's Warehouse Holdings, Inc..............................   404,436   2,754,209
#   Stage Stores, Inc................................................     5,215      12,412
#*  Stamps.com, Inc..................................................   130,836  11,046,483
    Standard Motor Products, Inc.....................................   253,587  13,277,815
    Steven Madden, Ltd...............................................   953,272  39,255,741
#*  Stitch Fix, Inc., Class A........................................    39,066     893,049
#*  Stoneridge, Inc..................................................   433,917  13,399,357
    Strategic Education, Inc.........................................   162,162  19,950,791
    Strattec Security Corp...........................................    29,906     676,773
    Superior Group of Cos, Inc.......................................   135,883   1,966,227
    Superior Industries International, Inc...........................   363,751     945,753
*   Sypris Solutions, Inc............................................   204,332     196,159
#   Tailored Brands, Inc.............................................   444,312   2,061,608
*   Tandy Leather Factory, Inc.......................................    84,087     428,003
*   Taylor Morrison Home Corp........................................ 1,304,164  32,669,308
#*  Tempur Sealy International, Inc..................................   444,406  40,418,726
#   Tenneco, Inc., Class A...........................................   499,660   6,290,719
    Texas Roadhouse, Inc.............................................   333,688  18,853,372
#   Thor Industries, Inc.............................................   287,223  18,169,727
#   Tile Shop Holdings, Inc..........................................   282,252     474,183
    Tilly's, Inc., Class A...........................................   314,204   3,223,733
*   TopBuild Corp....................................................   357,071  37,110,389
#*  Town Sports International Holdings, Inc..........................   310,541     708,033
#*  Trans World Entertainment Corp...................................       599       1,779
*   TravelCenters of America, Inc....................................    45,712     511,060
#*  TRI Pointe Group, Inc............................................ 1,802,920  28,377,961
#*  Tuesday Morning Corp.............................................   153,624     208,929
    Tupperware Brands Corp...........................................   460,185   4,431,582
#*  Turtle Beach Corp................................................   127,684   1,389,202
#   Twin River Worldwide Holding, Inc................................     5,995     150,475

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
CONSUMER DISCRETIONARY -- (Continued)
*   Unifi, Inc.......................................................   178,284 $    4,867,153
#   Unique Fabricating, Inc..........................................       993          2,324
*   Universal Electronics, Inc.......................................   195,687     10,199,206
*   Universal Technical Institute, Inc...............................   156,936        929,061
#*  Urban Outfitters, Inc............................................   770,507     22,113,551
#*  US Auto Parts Network, Inc.......................................   168,316        279,405
#*  Veoneer, Inc.....................................................    18,158        289,075
*   Vera Bradley, Inc................................................   377,836      4,065,515
#*  Vince Holding Corp...............................................    21,341        450,722
#*  Vista Outdoor, Inc...............................................   499,156      3,344,345
#*  Visteon Corp.....................................................   283,116     26,335,450
#*  Vitamin Shoppe, Inc..............................................   366,539      2,367,842
*   VOXX International Corp..........................................   401,502      1,947,285
#*  Vuzix Corp.......................................................    12,574         30,178
    Wendy's Co. (The)................................................ 1,422,237     30,122,980
    Weyco Group, Inc.................................................    80,353      1,982,309
*   William Lyon Homes, Class A......................................   686,933     13,292,154
#   Wingstop, Inc....................................................   295,241     24,631,957
    Winmark Corp.....................................................    42,721      7,689,780
#   Winnebago Industries, Inc........................................   390,818     18,786,621
    Wolverine World Wide, Inc........................................ 1,157,045     34,341,096
#   WW International, Inc............................................   263,542      9,189,710
    Wyndham Destinations, Inc........................................   308,976     14,339,576
#*  ZAGG, Inc........................................................   473,686      3,491,066
*   Zovio, Inc.......................................................   683,201      1,339,074
*   Zumiez, Inc......................................................   291,362      9,297,361
                                                                                --------------
TOTAL CONSUMER DISCRETIONARY.........................................            2,505,459,363
                                                                                --------------
CONSUMER STAPLES -- (3.7%)
#*  22nd Century Group, Inc..........................................    47,785         90,314
#   Alico, Inc.......................................................    46,174      1,516,816
    Andersons, Inc. (The)............................................   269,647      4,966,898
*   Avon Products, Inc............................................... 3,333,712     14,301,624
#   B&G Foods, Inc...................................................   612,673      9,527,065
#*  BJ's Wholesale Club Holdings, Inc................................   690,083     18,425,216
#*  Boston Beer Co., Inc. (The), Class A.............................    96,755     36,230,877
*   Bridgford Foods Corp.............................................    17,369        428,493
#   Calavo Growers, Inc..............................................   182,555     15,832,995
#   Cal-Maine Foods, Inc.............................................   413,323     16,487,454
    Casey's General Stores, Inc......................................    23,560      4,024,284
#*  Central Garden & Pet Co..........................................   113,866      3,418,257
*   Central Garden & Pet Co., Class A................................   370,076     10,465,749
#*  Chefs' Warehouse, Inc. (The).....................................   350,235     11,601,534
#   Coca-Cola Consolidated, Inc......................................    70,181     19,254,859
*   Coffee Holding Co., Inc..........................................    34,601        130,792
#*  Craft Brew Alliance, Inc.........................................   349,879      2,550,618
*   Darling Ingredients, Inc......................................... 1,790,986     34,566,030
#   Dean Foods Co....................................................   616,001        603,681
#*  Edgewell Personal Care Co........................................   571,985     20,019,475
*   elf Beauty Inc...................................................   100,752      1,692,634
#   Energizer Holdings, Inc..........................................    29,832      1,267,562
#*  Farmer Brothers Co...............................................   262,227      3,364,372
#   Flowers Foods, Inc...............................................   154,987      3,366,318
#   Fresh Del Monte Produce, Inc.....................................   426,788     13,614,537
*   Hostess Brands, Inc..............................................   589,777      7,537,350
    Ingles Markets, Inc., Class A....................................   136,407      5,378,528
    Inter Parfums, Inc...............................................   322,072     24,938,035
#   J&J Snack Foods Corp.............................................   186,187     35,517,032
    John B. Sanfilippo & Son, Inc....................................   175,603     18,634,990

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER STAPLES -- (Continued)
#   Lancaster Colony Corp............................................   175,231 $ 24,388,651
#*  Landec Corp......................................................   286,201    2,819,080
*   Lifevantage Corp.................................................   213,101    2,889,650
*   Lifeway Foods, Inc...............................................     4,241        8,440
#   Limoneira Co.....................................................   210,441    3,981,544
    Mannatech, Inc...................................................     8,053      124,821
#   Medifast, Inc....................................................   174,249   19,331,184
#   MGP Ingredients, Inc.............................................   199,712    8,565,648
#   National Beverage Corp...........................................   108,219    4,757,307
*   Natural Alternatives International, Inc..........................    56,385      502,390
#*  Natural Grocers by Vitamin Cottage, Inc..........................   275,554    2,416,609
#   Natural Health Trends Corp.......................................    17,580      119,017
*   Nature's Sunshine Products, Inc..................................    77,429      730,930
    Nu Skin Enterprises, Inc., Class A...............................   396,161   17,660,857
    Oil-Dri Corp. of America.........................................    51,516    1,803,575
*   Performance Food Group Co........................................   492,579   20,988,791
#   PriceSmart, Inc..................................................   288,589   21,384,445
#*  Primo Water Corp.................................................   444,940    5,381,549
#*  Pyxus International, Inc.........................................   130,211    1,487,010
#*  Revlon, Inc., Class A............................................    47,256    1,242,360
#*  RiceBran Technologies............................................    92,809      269,146
#*  Rite Aid Corp....................................................    76,256      701,555
    Rocky Mountain Chocolate Factory, Inc............................    37,409      337,616
#   Sanderson Farms, Inc.............................................   312,059   48,309,854
    Seaboard Corp....................................................     1,587    6,695,696
*   Seneca Foods Corp., Class A......................................    68,636    2,428,342
*   Seneca Foods Corp., Class B......................................     2,794       97,511
*   Simply Good Foods Co. (The)......................................    90,212    2,213,802
    SpartanNash Co...................................................   374,010    4,897,661
#   Spectrum Brands Holdings, Inc....................................   233,946   11,746,429
#*  Sprouts Farmers Market, Inc...................................... 1,067,761   20,725,241
*   Tofutti Brands, Inc..............................................     8,340       16,180
#   Tootsie Roll Industries, Inc.....................................   202,519    6,942,351
#*  TreeHouse Foods, Inc.............................................   552,881   29,866,632
#   Turning Point Brands, Inc........................................   185,065    3,862,306
#*  United Natural Foods, Inc........................................   881,998    6,614,985
    United-Guardian, Inc.............................................    19,179      371,114
    Universal Corp...................................................   238,233   13,055,168
#*  USANA Health Sciences, Inc.......................................   206,727   15,320,538
#   Vector Group, Ltd................................................ 1,689,975   20,617,695
#   Village Super Market, Inc., Class A..............................    98,731    2,616,371
#   WD-40 Co.........................................................   171,694   32,175,456
#   Weis Markets, Inc................................................   179,187    6,896,908
#*  Youngevity International, Inc....................................     2,400       11,208
                                                                                ------------
TOTAL CONSUMER STAPLES...............................................            717,128,012
                                                                                ------------
ENERGY -- (4.0%)
*   Abraxas Petroleum Corp........................................... 2,768,768      802,943
    Adams Resources & Energy, Inc....................................    23,918      717,540
    Amplify Energy Corp..............................................   176,989    1,283,170
*   Apergy Corp......................................................   476,782   12,000,603
#   Arch Coal, Inc., Class A.........................................   229,612   18,114,091
    Archrock, Inc....................................................   775,152    7,472,465
*   Ardmore Shipping Corp............................................   225,140    1,798,869
*   Aspen Aerogels, Inc..............................................     7,990       46,582
*   Barnwell Industries, Inc.........................................    24,113        9,158
#*  Basic Energy Services, Inc.......................................   344,848      196,563
    Berry Petroleum Corp.............................................    29,651      278,423
#*  Bonanza Creek Energy, Inc........................................   296,574    5,284,949

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
*   Cactus, Inc., Class A............................................   312,868 $ 9,298,437
#*  California Resources Corp........................................   374,971   2,096,088
#*  Callon Petroleum Co.............................................. 3,306,100  12,563,180
#*  Carrizo Oil & Gas, Inc...........................................   958,473   7,054,361
*   Centennial Resource Development, Inc., Class A...................   738,150   2,509,710
#*  Chesapeake Energy Corp........................................... 2,579,861   3,457,014
    Cimarex Energy Co................................................   135,888   5,737,191
#*  Clean Energy Fuels Corp.......................................... 1,627,793   3,662,534
#*  CNX Resources Corp............................................... 2,496,474  21,045,276
#*  CONSOL Energy, Inc...............................................   199,447   2,638,684
#*  Contango Oil & Gas Co............................................   528,601   1,316,216
#   Core Laboratories NV.............................................   162,699   7,165,264
#*  Covia Holdings Corp..............................................     1,475       2,036
#   CVR Energy, Inc..................................................   419,355  19,885,814
#*  Dawson Geophysical Co............................................   240,807     577,937
#   Delek US Holdings, Inc...........................................   868,860  34,710,957
#*  Denbury Resources, Inc........................................... 3,522,685   3,515,992
#   DHT Holdings, Inc................................................ 1,524,657  11,785,599
#*  Diamond Offshore Drilling, Inc...................................   357,508   1,891,217
#   DMC Global, Inc..................................................   195,945   8,766,579
*   Dorian LPG, Ltd..................................................   384,358   4,785,257
#*  Dril-Quip, Inc...................................................   467,253  19,166,718
#*  Earthstone Energy, Inc., Class A.................................   288,798   1,120,536
#   EnLink Midstream LLC.............................................   266,963   1,668,519
#   EQT Corp.........................................................   340,341   3,655,262
#   Equitrans Midstream Corp.........................................   514,972   7,168,410
*   Era Group, Inc...................................................   378,836   3,663,344
    Evolution Petroleum Corp.........................................   428,639   2,408,951
*   Exterran Corp....................................................   297,774   3,772,797
#*  Extraction Oil & Gas, Inc........................................   729,297   1,239,805
*   Forum Energy Technologies, Inc................................... 1,456,681   1,689,750
#*  Frank's International NV.........................................   370,194   1,813,951
#*  FTS International, Inc...........................................   123,861     188,269
    GasLog, Ltd......................................................   590,389   8,094,233
*   Geospace Technologies Corp.......................................   134,914   1,968,395
*   Gevo, Inc........................................................     4,500      10,620
*   Goodrich Petroleum Corp..........................................    21,629     208,287
#   Green Plains, Inc................................................   399,576   4,926,772
*   Gulf Island Fabrication, Inc.....................................   330,153   1,730,002
#*  Gulfport Energy Corp............................................. 4,778,002  13,306,736
    Hallador Energy Co...............................................   154,980     521,508
*   Helix Energy Solutions Group, Inc................................ 1,801,087  15,471,337
#   Helmerich & Payne, Inc...........................................   412,603  15,472,612
#*  HighPoint Resources Corp......................................... 1,595,725   1,691,469
#*  Hornbeck Offshore Services, Inc..................................     2,380       1,206
#*  Independence Contract Drilling, Inc..............................   142,566     126,884
*   International Seaways, Inc.......................................   296,016   7,441,842
*   ION Geophysical Corp.............................................   145,763   1,374,545
#*  Jagged Peak Energy, Inc..........................................   471,259   3,341,226
#*  Key Energy Services, Inc.........................................    38,616      46,080
#*  KLX Energy Services Holdings, Inc................................   235,096   1,866,662
#   Kosmos Energy, Ltd............................................... 3,743,995  23,212,769
#*  Laredo Petroleum, Inc............................................ 2,545,954   6,008,451
#   Liberty Oilfield Services, Inc., Class A.........................    93,741     863,355
#*  Lonestar Resources US, Inc., Class A.............................   194,354     466,450
#   Mammoth Energy Services, Inc.....................................    58,378      93,405
#*  Matador Resources Co............................................. 1,179,055  16,400,655
*   Matrix Service Co................................................   399,892   7,501,974
#*  McDermott International, Inc..................................... 1,327,790   2,164,298

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
*   Mitcham Industries, Inc..........................................   147,806 $   339,954
#*  Montage Resources Corp...........................................    15,891      71,827
#   Murphy Oil Corp..................................................   688,067  14,194,822
#   Nabors Industries, Ltd........................................... 5,928,850  10,968,373
    NACCO Industries, Inc., Class A..................................    56,082   2,832,141
*   Natural Gas Services Group, Inc..................................   105,119   1,249,865
#*  NCS Multistage Holdings, Inc.....................................    61,585     138,566
*   Newpark Resources, Inc........................................... 1,276,107   7,656,642
#   NexTier Oilfield Solutions, Inc..................................   804,878   3,477,073
#*  Nine Energy Service, Inc.........................................    30,895     174,557
#*  Noble Corp. P.L.C................................................ 2,724,831   3,351,542
    Nordic American Tankers, Ltd.....................................    20,659      73,959
#*  Northern Oil and Gas, Inc........................................ 1,515,820   2,971,007
#*  Oasis Petroleum, Inc............................................. 4,292,858  11,204,359
*   Oceaneering International, Inc................................... 1,591,061  22,529,424
*   Oil States International, Inc....................................   971,756  13,866,958
#*  Overseas Shipholding Group, Inc., Class A........................   334,338     544,971
#*  Pacific Ethanol, Inc.............................................   545,460     301,639
    Panhandle Oil and Gas, Inc., Class A.............................   191,535   2,717,882
#*  Par Pacific Holdings, Inc........................................   233,989   5,299,851
    Patterson-UTI Energy, Inc........................................ 1,516,819  12,619,934
    PBF Energy, Inc., Class A........................................   787,174  25,409,977
*   PDC Energy, Inc..................................................   830,299  16,564,465
    Peabody Energy Corp..............................................   263,228   2,771,791
#*  Penn Virginia Corp...............................................   105,088   2,501,094
*   Pioneer Energy Services Corp.....................................    77,588       4,733
#*  Profire Energy, Inc..............................................    29,217      51,422
*   ProPetro Holding Corp............................................   450,336   3,490,104
    QEP Resources, Inc............................................... 2,475,390   8,243,049
#   Range Resources Corp............................................. 2,236,165   9,011,745
#*  Renewable Energy Group, Inc......................................   543,380   8,878,829
#*  REX American Resources Corp......................................    52,182   4,222,567
*   RigNet, Inc......................................................   122,597     642,408
#*  Ring Energy, Inc.................................................   639,753   1,061,990
#   RPC, Inc.........................................................   493,579   2,043,417
#*  SAExploration Holdings, Inc......................................     4,757       7,754
*   SandRidge Energy, Inc............................................   257,322   1,127,070
#   Scorpio Tankers, Inc.............................................   410,320  13,052,279
#*  SEACOR Holdings, Inc.............................................   168,750   7,241,063
#*  SEACOR Marine Holdings, Inc......................................   250,700   3,261,607
#*  Select Energy Services, Inc., Class A............................   260,406   1,979,086
#   SemGroup Corp., Class A.......................................... 1,040,200  16,747,220
#   Ship Finance International, Ltd..................................   552,411   7,993,387
*   SilverBow Resources, Inc.........................................    27,834     219,889
#   SM Energy Co..................................................... 1,500,756  11,765,927
#*  Smart Sand, Inc..................................................    66,693     155,395
#   Solaris Oilfield Infrastructure, Inc., Class A...................   344,201   3,662,299
#*  Southwestern Energy Co........................................... 7,835,764  16,063,316
*   SRC Energy, Inc.................................................. 3,307,343  10,318,910
#*  Superior Energy Services, Inc....................................   517,460     206,984
#*  Talos Energy, Inc................................................   209,045   4,500,739
    Teekay Corp......................................................     8,100      41,391
*   Teekay Tankers, Ltd., Class A....................................    24,132      49,229
*   TETRA Technologies, Inc.......................................... 1,694,952   2,881,418
#*  Tidewater, Inc...................................................   100,545   1,631,845
*   TOP Ships, Inc...................................................        15          48
#*  Transocean, Ltd..................................................   767,429   3,645,288
#*  Unit Corp........................................................   889,841   1,815,276
#   US Silica Holdings, Inc..........................................   753,894   3,362,367

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
*   VAALCO Energy, Inc...............................................   287,197 $    571,522
#   Valaris P.L.C.................................................... 3,342,618   13,738,160
#*  W&T Offshore, Inc................................................ 1,882,826    7,587,789
#*  Whiting Petroleum Corp........................................... 1,163,881    7,379,006
    World Fuel Services Corp.........................................   490,990   20,508,652
*   WPX Energy, Inc.................................................. 1,150,783   11,484,814
                                                                                ------------
TOTAL ENERGY.........................................................            768,821,451
                                                                                ------------
FINANCIALS -- (18.1%)
#   1st Constitution Bancorp.........................................     9,973      189,387
    1st Source Corp..................................................   227,791   11,658,343
    ACNB Corp........................................................    11,439      404,826
    Affiliated Managers Group, Inc...................................   136,768   10,925,028
#*  Allegiance Bancshares, Inc.......................................    81,077    2,696,621
*   A-Mark Precious Metals, Inc......................................    83,798      905,018
#*  Ambac Financial Group, Inc.......................................   307,586    6,305,513
    American Equity Investment Life Holding Co.......................   917,217   22,636,916
    American National Bankshares, Inc................................    65,439    2,368,892
    American National Insurance Co...................................    77,571    9,306,969
    American River Bankshares........................................     8,894      128,163
    Ameris Bancorp...................................................   692,986   29,694,450
#   AMERISAFE, Inc...................................................   232,476   14,769,200
    AmeriServ Financial, Inc.........................................   277,250    1,153,360
    Argo Group International Holdings, Ltd...........................   253,658   15,693,820
    Arrow Financial Corp.............................................   147,847    5,192,387
    Artisan Partners Asset Management, Inc., Class A.................   526,173   14,390,832
#*  Ashford, Inc.....................................................     2,714       64,892
    Associated Banc-Corp............................................. 1,350,513   27,158,816
    Assured Guaranty, Ltd............................................   245,436   11,515,857
*   Asta Funding, Inc................................................     5,727       39,516
    Atlantic American Corp...........................................    20,640       46,234
*   Atlantic Capital Bancshares, Inc.................................   188,347    3,512,672
#   Atlantic Union Bankshares Corp...................................   656,944   24,214,956
*   Atlanticus Holdings Corp.........................................    75,625      598,194
    Auburn National Bancorporation, Inc..............................     2,786      118,962
#*  Axos Financial, Inc..............................................   548,087   15,921,927
#   Banc of California, Inc..........................................   512,567    7,058,048
    BancFirst Corp...................................................   214,984   12,445,424
*   Bancorp, Inc. (The)..............................................   788,144    8,590,770
    BancorpSouth Bank................................................ 1,485,534   45,561,328
    Bank of Commerce Holdings........................................    61,439      689,346
#   Bank of Hawaii Corp..............................................   381,026   33,267,380
    Bank of Marin Bancorp............................................   103,786    4,553,092
    Bank of NT Butterfield & Son, Ltd. (The).........................   123,626    4,073,477
#   Bank of South Carolina Corp......................................       808       14,988
    Bank OZK.........................................................   426,468   11,966,692
    BankFinancial Corp...............................................   134,611    1,733,790
    BankUnited, Inc..................................................   286,638    9,831,683
    Bankwell Financial Group, Inc....................................    12,116      346,760
    Banner Corp......................................................   349,465   18,864,121
    Bar Harbor Bankshares............................................    89,061    2,230,978
#*  Baycom Corp......................................................    20,565      434,744
    BCB Bancorp, Inc.................................................    68,734      886,669
*   Berkshire Bancorp, Inc...........................................     9,100      112,840
    Berkshire Hills Bancorp, Inc.....................................   422,599   13,113,247
    BGC Partners, Inc., Class A......................................   390,447    2,030,324
*   Blucora, Inc.....................................................   304,434    6,584,907
    Blue Capital Reinsurance Holdings, Ltd...........................    45,840      321,338
    Boston Private Financial Holdings, Inc........................... 1,149,050   12,926,812

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Bridge Bancorp, Inc..............................................   155,510 $ 5,038,524
*   Bridgewater Bancshares, Inc......................................    13,489     169,827
*   Brighthouse Financial, Inc.......................................   121,726   4,596,374
*   BrightSphere Investment Group P.L.C..............................   605,992   5,950,841
    Brookline Bancorp, Inc...........................................   796,140  12,499,398
    Bryn Mawr Bank Corp..............................................   213,204   8,125,204
*   Byline Bancorp, Inc..............................................    22,931     397,624
    C&F Financial Corp...............................................    17,510     890,559
#   Cadence BanCorp..................................................   694,040  10,674,335
#   California First National Bancorp................................    12,327     217,572
#   Cambridge Bancorp................................................     7,278     564,118
    Camden National Corp.............................................   169,268   7,500,265
*   Cannae Holdings, Inc.............................................   126,874   3,704,721
    Capital City Bank Group, Inc.....................................   102,271   2,909,610
    Capitol Federal Financial, Inc................................... 1,909,260  27,245,140
    Capstar Financial Holdings, Inc..................................    55,931     945,793
    Carolina Financial Corp..........................................   120,391   4,568,838
    Cathay General Bancorp........................................... 1,256,514  44,694,203
    CBTX, Inc........................................................    12,139     347,782
#   CenterState Bank Corp............................................   842,820  21,373,915
    Central Pacific Financial Corp...................................   276,220   7,988,282
    Central Valley Community Bancorp.................................    34,847     725,863
    Century Bancorp, Inc., Class A...................................    25,128   2,186,387
    Chemung Financial Corp...........................................     4,768     202,974
    CIT Group, Inc...................................................   123,459   5,295,157
    Citizens & Northern Corp.........................................    58,432   1,502,287
#   Citizens Community Bancorp, Inc..................................     2,440      27,133
    Citizens Holding Co..............................................     2,717      56,785
#*  Citizens, Inc....................................................   201,927   1,344,834
#   City Holding Co..................................................   150,502  11,940,829
    Civista Bancshares, Inc..........................................    38,183     858,354
    CNB Financial Corp...............................................   111,154   3,475,786
#   CNO Financial Group, Inc.........................................   862,479  13,497,796
*   Coastal Financial Corp...........................................       690      10,385
    Codorus Valley Bancorp, Inc......................................    20,744     449,103
#   Cohen & Steers, Inc..............................................   381,363  24,956,395
    Colony Bankcorp, Inc.............................................    13,932     216,503
    Columbia Banking System, Inc..................................... 1,031,366  40,532,684
#   Community Bank System, Inc.......................................   620,520  42,058,846
    Community Bankers Trust Corp.....................................   113,174     980,087
    Community Trust Bancorp, Inc.....................................   185,976   8,147,609
    Community West Bancshares........................................     6,650      65,968
    ConnectOne Bancorp, Inc..........................................   346,190   8,405,493
#*  Consumer Portfolio Services, Inc.................................   225,695     761,721
#*  Cowen, Inc., Class A.............................................   145,583   2,179,378
#   Crawford & Co., Class A..........................................   250,194   2,649,554
    Crawford & Co., Class B..........................................   196,928   1,831,430
#*  Curo Group Holdings Corp.........................................    30,618     428,346
#*  Customers Bancorp, Inc...........................................   375,988   8,865,797
    CVB Financial Corp............................................... 1,364,049  28,344,938
    Diamond Hill Investment Group, Inc...............................    43,246   6,091,632
    Dime Community Bancshares, Inc...................................   410,146   7,911,716
    Donegal Group, Inc., Class A.....................................   257,706   3,793,432
    Donegal Group, Inc., Class B.....................................     5,267      72,079
*   Donnelley Financial Solutions, Inc...............................   675,465   7,632,754
    Eagle Bancorp Montana, Inc.......................................       225       4,280
    Eagle Bancorp, Inc...............................................   346,646  15,647,600
    Eaton Vance Corp.................................................    45,847   2,090,623
#*  eHealth, Inc.....................................................   253,128  17,475,957

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
*   Elevate Credit, Inc..............................................   125,282 $   512,403
    Employers Holdings, Inc..........................................   351,097  14,865,447
#*  Encore Capital Group, Inc........................................   317,408  10,534,772
*   Enova International, Inc.........................................   510,237  11,985,467
#*  Enstar Group, Ltd................................................    72,198  14,504,578
*   Entegra Financial Corp...........................................    25,443     765,834
    Enterprise Bancorp, Inc..........................................    30,874     920,354
    Enterprise Financial Services Corp...............................   251,301  11,006,984
#*  Equity Bancshares, Inc., Class A.................................   101,318   2,812,588
    ESSA Bancorp, Inc................................................    49,020     801,477
    Essent Group, Ltd................................................   337,266  17,568,186
    Evans Bancorp, Inc...............................................    18,986     721,278
    Evercore, Inc., Class A..........................................   329,630  24,273,953
#*  EZCORP, Inc., Class A............................................   556,660   2,928,032
#   Farmers & Merchants Bancorp, Inc.................................     3,963     101,453
    Farmers National Banc Corp.......................................   138,684   2,069,165
    FB Financial Corp................................................    34,137   1,285,941
    FBL Financial Group, Inc., Class A...............................   203,176  11,658,239
    Federal Agricultural Mortgage Corp., Class A.....................     2,089     156,466
    Federal Agricultural Mortgage Corp., Class C.....................    92,381   7,823,747
#   Federated Investors, Inc., Class B............................... 1,156,752  36,946,659
    FedNat Holding Co................................................   167,496   2,403,568
    Financial Institutions, Inc......................................   171,971   5,405,049
*   First Acceptance Corp............................................    13,967      10,755
    First Bancorp....................................................   294,157  11,104,427
    First BanCorp.................................................... 1,917,483  20,171,921
    First Bancorp, Inc...............................................    82,951   2,345,025
    First Bancshares, Inc. (The).....................................    33,703   1,110,851
    First Bank.......................................................    35,449     374,341
    First Busey Corp.................................................   469,865  12,390,340
    First Business Financial Services, Inc...........................    41,058     998,531
    First Choice Bancorp.............................................    23,450     524,342
    First Commonwealth Financial Corp................................   992,458  13,983,733
    First Community Bancshares, Inc..................................   198,030   6,303,295
    First Community Corp.............................................     1,679      32,153
    First Defiance Financial Corp....................................   192,666   5,957,233
#   First Financial Bancorp.......................................... 1,076,512  25,233,441
#   First Financial Bankshares, Inc..................................   947,690  31,539,123
    First Financial Corp.............................................    51,642   2,265,535
    First Financial Northwest, Inc...................................    89,174   1,261,812
    First Foundation, Inc............................................   335,528   5,371,803
    First Hawaiian, Inc..............................................   377,321  10,312,183
    First Internet Bancorp...........................................    78,126   1,776,585
    First Interstate BancSystem, Inc., Class A.......................   451,228  18,933,527
    First Merchants Corp.............................................   586,151  23,182,272
    First Mid Bancshares, Inc........................................    35,827   1,250,362
#   First Midwest Bancorp, Inc....................................... 1,277,994  26,249,997
    First Northwest Bancorp..........................................    41,729     733,179
    First of Long Island Corp. (The).................................   234,610   5,499,258
    First United Corp................................................    20,361     476,447
    First US Bancshares, Inc.........................................     2,966      27,880
    FirstCash, Inc...................................................   587,929  49,615,328
    Flagstar Bancorp, Inc............................................   487,846  17,728,324
    Flushing Financial Corp..........................................   298,554   6,460,709
    FNB Corp.........................................................   813,034   9,805,190
#   Franklin Financial Network, Inc..................................   188,578   6,273,990
    FS Bancorp, Inc..................................................    17,939   1,027,008
#   Fulton Financial Corp............................................ 2,106,914  35,943,953
#   GAIN Capital Holdings, Inc.......................................   352,767   1,488,677

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#   GAMCO Investors, Inc., Class A...................................   107,888 $ 1,700,315
*   Genworth Financial, Inc., Class A................................   673,113   2,880,924
#   German American Bancorp, Inc.....................................   225,444   7,450,924
#   Glacier Bancorp, Inc.............................................   932,686  39,471,272
    Global Indemnity, Ltd............................................    71,153   1,761,748
#   Goosehead Insurance, Inc., Class A...............................     2,800     143,304
*   Great Elm Capital Group, Inc.....................................     1,125       3,701
    Great Southern Bancorp, Inc......................................   151,802   9,171,877
    Great Western Bancorp, Inc.......................................   448,421  15,636,440
*   Green Dot Corp., Class A.........................................   572,524  16,511,592
#   Greenhill & Co., Inc.............................................   289,502   4,689,932
#*  Greenlight Capital Re, Ltd., Class A.............................   471,535   5,092,578
#   Guaranty Bancshares, Inc.........................................    17,469     553,069
    Guaranty Federal Bancshares, Inc.................................     2,898      70,334
*   Hallmark Financial Services, Inc.................................   168,603   3,004,505
#   Hamilton Lane, Inc., Class A.....................................   124,236   7,406,950
    Hancock Whitney Corp.............................................   526,187  20,521,293
    Hanmi Financial Corp.............................................   458,053   8,817,520
    Hanover Insurance Group, Inc. (The)..............................     1,592     209,682
#*  HarborOne Bancrop, Inc...........................................   139,355   1,422,815
#   Hawthorn Bancshares, Inc.........................................     2,950      70,800
#   HCI Group, Inc...................................................   205,428   8,638,247
    Heartland Financial USA, Inc.....................................   260,250  12,174,495
    Heritage Commerce Corp...........................................   594,795   7,149,436
    Heritage Financial Corp..........................................   299,232   8,237,857
    Heritage Insurance Holdings, Inc.................................   127,289   1,695,489
    Hilltop Holdings, Inc............................................ 1,076,042  25,136,341
    Hingham Institution for Savings..................................     9,715   1,845,753
*   HMN Financial, Inc...............................................    31,110     654,866
    Home Bancorp, Inc................................................    14,385     548,932
    Home BancShares, Inc............................................. 1,280,781  23,668,833
*   HomeStreet, Inc..................................................   313,487   9,407,745
    HomeTrust Bancshares, Inc........................................    51,389   1,372,086
    Hope Bancorp, Inc................................................ 1,779,297  25,390,568
    Horace Mann Educators Corp.......................................   351,212  15,298,795
    Horizon Bancorp, Inc.............................................   376,571   6,874,304
    Houlihan Lokey, Inc..............................................   231,005  10,917,296
#*  Howard Bancorp, Inc..............................................    43,261     725,920
    IBERIABANK Corp..................................................   218,189  16,012,891
#*  Impac Mortgage Holdings, Inc.....................................     1,594      12,672
    Independence Holding Co..........................................     6,965     272,332
    Independent Bank Corp............................................   321,117  26,357,283
    Independent Bank Corp............................................    26,958     606,825
    Independent Bank Group, Inc......................................   288,273  15,413,957
#   Interactive Brokers Group, Inc., Class A.........................   368,463  17,520,416
    International Bancshares Corp....................................   743,205  30,441,677
*   INTL. FCStone, Inc...............................................   196,384   7,855,360
    Investar Holding Corp............................................     1,068      26,497
    Investors Bancorp, Inc...........................................   631,969   7,615,226
    Investors Title Co...............................................    14,480   2,196,616
    James River Group Holdings, Ltd..................................   179,906   6,442,434
#   Janus Henderson Group P.L.C......................................   156,443   3,618,527
    Kearny Financial Corp............................................   826,796  11,599,948
    Kemper Corp......................................................   487,314  35,028,130
    Kentucky First Federal Bancorp...................................    11,174      83,805
    Kingstone Cos., Inc..............................................   118,460     955,972
    Kinsale Capital Group, Inc.......................................    80,835   8,545,876
    Ladenburg Thalmann Financial Services, Inc....................... 1,031,848   2,331,976
    Lake Shore Bancorp, Inc..........................................       537       8,012

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Lakeland Bancorp, Inc............................................   508,963 $ 8,423,338
#   Lakeland Financial Corp..........................................   266,440  12,402,782
    Landmark Bancorp, Inc............................................     6,086     141,134
    Lazard, Ltd., Class A............................................   158,832   5,929,199
    LCNB Corp........................................................     1,134      20,503
    LegacyTexas Financial Group, Inc.................................   601,585  25,591,426
    Legg Mason, Inc..................................................   480,163  17,890,873
#*  LendingClub Corp.................................................   786,069   9,935,912
#*  LendingTree, Inc.................................................   112,606  40,521,269
*   Limestone Bancorp, Inc...........................................     1,480      22,274
#   Live Oak Bancshares, Inc.........................................   164,743   2,990,085
    Luther Burbank Corp..............................................    17,955     207,739
    Macatawa Bank Corp...............................................   339,793   3,552,536
    Mackinac Financial Corp..........................................    47,310     739,928
*   Magyar Bancorp, Inc..............................................     1,800      22,230
    Maiden Holdings, Ltd............................................. 2,179,602   1,253,271
*   Malvern Bancorp, Inc.............................................     5,436     121,658
#   Manning & Napier, Inc............................................    37,623      64,335
    Marlin Business Services Corp....................................   141,817   3,366,736
#*  MBIA, Inc........................................................   916,934   8,518,317
#   Medley Management, Inc., Class A.................................     2,000       6,400
    Mercantile Bank Corp.............................................   152,867   5,382,447
    Merchants Bancorp................................................    15,753     257,246
    Mercury General Corp.............................................   622,919  29,937,487
    Meridian Bancorp, Inc............................................   571,973  11,187,792
#   Meta Financial Group, Inc........................................   355,236  11,246,772
*   Metropolitan Bank Holding Corp...................................     5,121     219,896
    MGIC Investment Corp.............................................    51,921     711,837
    Mid Penn Bancorp, Inc............................................     2,649      67,550
    Midland States Bancorp, Inc......................................    96,510   2,586,468
    MidWestOne Financial Group, Inc..................................    36,862   1,201,517
*   MMA Capital Holdings, Inc........................................       300       9,549
#   Moelis & Co., Class A............................................   341,742  12,193,355
#*  Mr Cooper Group, Inc.............................................   225,219   2,882,803
    MSB Financial Corp...............................................     1,139      17,882
    MutualFirst Financial, Inc.......................................    48,803   1,946,752
    National Bank Holdings Corp., Class A............................   328,706  11,307,486
    National Bankshares, Inc.........................................       236       9,931
    National General Holdings Corp...................................   691,068  14,733,570
*   National Holdings Corp...........................................     2,600       6,916
    National Western Life Group, Inc., Class A.......................    13,617   3,711,994
    Navient Corp..................................................... 1,769,591  24,367,268
#   NBT Bancorp, Inc.................................................   472,902  18,797,854
    Nelnet, Inc., Class A............................................   304,218  18,639,437
>>  NewStar Financial, Inc...........................................   274,446     192,743
*   Nicholas Financial, Inc..........................................    54,117     455,124
*   Nicolet Bankshares, Inc..........................................    24,865   1,715,188
*   NMI Holdings, Inc., Class A......................................   450,121  13,166,039
*   Northeast Bank...................................................    42,533     910,632
    Northfield Bancorp, Inc..........................................   543,917   9,252,028
    Northrim BanCorp, Inc............................................    62,227   2,423,742
    Northwest Bancshares, Inc........................................ 1,434,722  24,203,760
    Norwood Financial Corp...........................................    15,206     474,427
    OceanFirst Financial Corp........................................   456,470  10,923,327
#*  Ocwen Financial Corp.............................................   834,226   1,409,842
    OFG Bancorp......................................................   448,312   9,105,217
#   Ohio Valley Banc Corp............................................    11,179     410,716
    Old Line Bancshares, Inc.........................................   114,252   3,345,299
#   Old National Bancorp............................................. 1,666,508  29,988,811

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Old Second Bancorp, Inc..........................................   263,857 $ 3,184,754
*   On Deck Capital, Inc............................................. 1,101,512   4,912,744
    OneMain Holdings, Inc............................................    46,938   1,877,520
    Oppenheimer Holdings, Inc., Class A..............................    69,539   1,891,461
    Opus Bank........................................................   312,721   7,752,354
#   Origin Bancorp, Inc..............................................     9,748     343,032
    Oritani Financial Corp...........................................   590,187  11,012,889
    Orrstown Financial Services, Inc.................................    23,422     508,023
*   Pacific Mercantile Bancorp.......................................   116,046     830,889
    Pacific Premier Bancorp, Inc.....................................   461,502  15,578,000
    PacWest Bancorp..................................................    32,227   1,192,077
    Park National Corp...............................................    88,216   8,931,870
    Parke Bancorp, Inc...............................................    19,715     473,949
    Patriot National Bancorp, Inc....................................       424       5,512
    PCSB Financial Corp..............................................    22,552     456,904
    Peapack Gladstone Financial Corp.................................   215,176   6,283,139
    Penns Woods Bancorp, Inc.........................................    39,615   1,211,031
*   Pennymac Financial Services, Inc.................................   294,618   9,171,458
    Peoples Bancorp of North Carolina, Inc...........................     7,982     237,385
    Peoples Bancorp, Inc.............................................   205,930   6,735,970
    People's Utah Bancorp............................................   129,778   3,776,540
    Pinnacle Financial Partners, Inc.................................    36,803   2,164,752
    Piper Jaffray Cos................................................    82,681   6,493,766
    PJT Partners, Inc., Class A......................................   170,556   7,083,191
    Popular, Inc.....................................................   140,022   7,625,598
#*  PRA Group, Inc...................................................   590,556  20,037,565
    Preferred Bank...................................................   169,830   9,053,637
    Premier Financial Bancorp, Inc...................................   107,007   1,899,374
    Primerica, Inc...................................................   106,723  13,466,308
    ProAssurance Corp................................................   707,935  27,765,211
    Protective Insurance Corp., Class A..............................     1,471      21,844
    Protective Insurance Corp., Class B..............................    84,422   1,343,154
#*  Provident Bancorp, Inc...........................................     3,898      44,437
    Provident Financial Holdings, Inc................................    66,843   1,340,871
    Provident Financial Services, Inc................................   561,268  14,003,637
    Prudential Bancorp, Inc..........................................    17,529     305,881
    Pzena Investment Management, Inc., Class A.......................   207,101   1,718,938
    QCR Holdings, Inc................................................   123,428   5,008,708
    Radian Group, Inc................................................    11,900     298,690
    RBB Bancorp......................................................    35,679     718,575
*   Regional Management Corp.........................................   127,597   3,691,381
    Renasant Corp....................................................   541,379  18,785,851
    Republic Bancorp, Inc., Class A..................................    94,175   4,187,962
#*  Republic First Bancorp, Inc......................................   323,213   1,309,013
    Riverview Bancorp, Inc...........................................   236,289   1,698,918
#   RLI Corp.........................................................   474,546  46,182,817
#   S&T Bancorp, Inc.................................................   336,992  12,689,434
*   Safeguard Scientifics, Inc.......................................   339,283   3,837,291
    Safety Insurance Group, Inc......................................   186,277  18,106,124
    Salisbury Bancorp, Inc...........................................     2,658     101,163
    Sandy Spring Bancorp, Inc........................................   312,874  10,794,153
#   SB Financial Group, Inc..........................................       790      13,367
    SB One Bancorp...................................................    35,253     778,386
*   Seacoast Banking Corp. of Florida................................   387,006  10,836,168
*   Security National Financial Corp., Class A.......................     2,314      11,408
*   Select Bancorp, Inc..............................................    34,489     389,726
    Selective Insurance Group, Inc...................................   740,031  51,150,943
#   ServisFirst Bancshares, Inc......................................   404,684  14,163,940
#   Severn Bancorp, Inc..............................................     1,000       8,300

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
FINANCIALS -- (Continued)
     Shore Bancshares, Inc............................................    54,476 $   850,370
     Sierra Bancorp...................................................   165,025   4,495,281
     Silvercrest Asset Management Group, Inc., Class A................    28,209     339,072
     Simmons First National Corp., Class A............................   924,714  22,119,159
     SLM Corp.........................................................   496,508   4,190,528
*    SmartFinancial, Inc..............................................    27,194     572,434
     Sound Financial Bancorp, Inc.....................................       100       3,680
#    South State Corp.................................................   365,165  28,796,912
*    Southern First Bancshares, Inc...................................    74,397   2,998,943
#    Southern Missouri Bancorp, Inc...................................    33,007   1,201,785
     Southern National Bancorp of Virginia, Inc.......................    84,866   1,344,277
#    Southside Bancshares, Inc........................................   335,330  11,552,118
     Southwest Georgia Financial Corp.................................     1,844      37,590
*    Spirit of Texas Bancshares, Inc..................................     5,322     111,230
     State Auto Financial Corp........................................   398,074  13,172,269
     Sterling Bancorp................................................. 1,401,456  27,538,610
     Sterling Bancorp, Inc............................................    49,383     478,521
     Stewart Information Services Corp................................   368,410  15,075,337
     Stifel Financial Corp............................................   518,288  29,013,762
     Stock Yards Bancorp, Inc.........................................   232,544   9,287,807
     Summit Financial Group, Inc......................................    27,495     700,023
     Summit State Bank................................................       743       8,998
     TCF Financial Corp............................................... 1,562,941  61,876,834
     Territorial Bancorp, Inc.........................................    80,031   2,365,716
*    Texas Capital Bancshares, Inc....................................   350,801  18,964,302
#>>  TheStreet.Com, Inc...............................................     1,239         112
*    Third Point Reinsurance, Ltd.....................................   170,464   1,617,703
     Timberland Bancorp, Inc..........................................    99,597   2,639,320
     Tiptree, Inc.....................................................   327,613   2,407,956
#    Tompkins Financial Corp..........................................   143,726  12,577,462
     Towne Bank.......................................................   583,094  16,379,110
     TriCo Bancshares.................................................   244,116   9,186,085
#*   TriState Capital Holdings, Inc...................................   404,917   9,361,681
*    Triumph Bancorp, Inc.............................................   137,036   4,446,818
#*   Trupanion, Inc...................................................    16,704     395,885
     TrustCo Bank Corp. NY............................................ 1,239,087  10,705,712
     Trustmark Corp...................................................   916,365  31,449,647
     UMB Financial Corp...............................................   514,523  33,577,771
     Umpqua Holdings Corp.............................................   335,366   5,305,490
*    Unico American Corp..............................................    11,600      78,126
#    Union Bankshares, Inc............................................     2,252      74,856
     United Bancshares, Inc...........................................       900      19,008
#    United Bankshares, Inc...........................................   733,271  28,993,535
     United Community Banks, Inc......................................   937,880  28,333,355
     United Community Financial Corp..................................   692,791   7,890,889
     United Financial Bancorp, Inc....................................   519,974   7,342,033
     United Fire Group, Inc...........................................   208,970   9,512,314
#    United Insurance Holdings Corp...................................   412,280   5,054,553
     United Security Bancshares.......................................    42,816     435,439
     Unity Bancorp, Inc...............................................    51,462   1,123,930
#    Universal Insurance Holdings, Inc................................   334,106   9,057,614
     Univest Financial Corp...........................................   325,850   8,390,637
#    Valley National Bancorp.......................................... 2,172,477  25,157,284
     Value Line, Inc..................................................    26,515     536,398
#    Veritex Holdings, Inc............................................   382,715   9,422,443
     Victory Capital Holdings, Inc., Class A..........................    24,484     380,971
#    Virtu Financial, Inc., Class A...................................   238,840   4,050,726
#    Virtus Investment Partners, Inc..................................   108,806  11,803,275
#    Waddell & Reed Financial, Inc., Class A..........................   960,621  15,907,884

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
FINANCIALS -- (Continued)
    Walker & Dunlop, Inc.............................................   370,541 $   23,340,378
    Washington Federal, Inc..........................................   822,779     29,998,522
    Washington Trust Bancorp, Inc....................................   178,355      9,112,157
    Waterstone Financial, Inc........................................   269,111      5,013,538
    Webster Financial Corp...........................................   118,519      5,226,688
    WesBanco, Inc....................................................   505,862     19,015,353
    West Bancorporation, Inc.........................................   176,606      4,146,709
#   Westamerica Bancorporation.......................................   205,625     13,575,362
    Western Alliance Bancorp.........................................    70,636      3,484,474
    Western New England Bancorp, Inc.................................   280,991      2,686,274
    Westwood Holdings Group, Inc.....................................   132,861      4,016,388
    White Mountains Insurance Group, Ltd.............................    21,184     22,688,064
    Wintrust Financial Corp..........................................   284,868     18,180,276
#   WisdomTree Investments, Inc......................................   873,912      4,465,690
#*  World Acceptance Corp............................................    87,842      9,118,878
    WSFS Financial Corp..............................................   516,720     21,790,082
#   WVS Financial Corp...............................................     4,423         67,716
                                                                                --------------
TOTAL FINANCIALS.....................................................            3,504,720,830
                                                                                --------------
HEALTH CARE -- (8.3%)
#*  Abeona Therapeutics, Inc.........................................    42,416        100,526
#*  AC Immune SA.....................................................     3,624         20,186
#*  Acadia Healthcare Co., Inc.......................................   788,313     23,641,507
*   Acceleron Pharma Inc.............................................    40,357      1,810,819
#*  Accuray, Inc..................................................... 1,040,899      2,706,337
#*  Acer Therapeutics, Inc...........................................     2,509          7,853
#*  Achieve Life Sciences, Inc.......................................    32,594         41,394
*   Achillion Pharmaceuticals, Inc................................... 2,084,145     13,359,369
#*  Aclaris Therapeutics, Inc........................................    24,903         43,580
#*  Acorda Therapeutics, Inc.........................................   787,459      1,299,307
#*  Adamas Pharmaceuticals, Inc......................................    69,806        286,903
*   Addus HomeCare Corp..............................................   225,890     19,022,197
*   Aduro Biotech, Inc...............................................   270,523        308,396
#*  Adverum Biotechnologies, Inc.....................................   457,023      3,322,557
*   Aeglea BioTherapeutics, Inc......................................   214,238      1,630,351
*   Affimed NV.......................................................    94,326        277,318
#*  Agios Pharmaceuticals, Inc.......................................    94,209      2,833,807
#*  Akebia Therapeutics, Inc.........................................   321,412      1,198,867
*   Akorn, Inc.......................................................   930,843      4,644,907
#*  Albireo Pharma, Inc..............................................    74,416      1,367,022
#*  Aldeyra Therapeutics, Inc........................................    54,044        302,106
*   Alkermes P.L.C...................................................    92,582      1,808,127
#*  Allscripts Healthcare Solutions, Inc............................. 2,329,380     25,483,417
#*  Alphatec Holdings, Inc...........................................    23,840        164,019
#*  Altimmune, Inc...................................................    28,052         53,579
#*  AMAG Pharmaceuticals, Inc........................................    73,626        714,540
*   Amedisys, Inc....................................................   364,629     46,862,119
#*  American Renal Associates Holdings, Inc..........................   311,959      2,595,499
*   American Shared Hospital Services................................    11,689         27,820
*   Amicus Therapeutics, Inc.........................................   227,330      1,916,392
*   AMN Healthcare Services, Inc.....................................   519,275     30,512,599
*   Amphastar Pharmaceuticals, Inc...................................   485,133      9,370,344
#*  AnaptysBio, Inc..................................................    33,247      1,254,077
*   AngioDynamics, Inc...............................................   360,031      5,508,474
#*  ANI Pharmaceuticals, Inc.........................................   182,425     14,249,217
#*  Anika Therapeutics, Inc..........................................   242,725     17,085,413
#*  Apollo Endosurgery, Inc..........................................     9,340         28,674
#*  Apollo Medical Holdings, Inc.....................................     2,107         31,542
#*  Applied Genetic Technologies Corp................................   243,635        738,214

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
HEALTH CARE -- (Continued)
#*  Aptinyx, Inc.....................................................     2,801 $     9,299
    Apyx Medical Corp................................................    95,039     627,257
#*  AquaBounty Technologies Inc......................................     2,500       5,825
*   Aravive, Inc.....................................................    49,230     319,503
*   Arcus Biosciences, Inc...........................................    16,700     131,095
#*  Ardelyx, Inc.....................................................   781,824   3,909,120
#*  Arena Pharmaceuticals, Inc.......................................   119,409   5,817,009
#*  Assembly Biosciences, Inc........................................   132,141   2,181,648
#*  Assertio Therapeutics, Inc.......................................   692,323     547,004
#*  Atara Biotherapeutics, Inc.......................................   132,386   1,445,655
#*  Atossa Genetics, Inc.............................................     5,251       8,349
*   AtriCure Inc.....................................................    30,867     820,754
#   Atrion Corp......................................................    12,080  10,188,634
*   Audentes Therapeutics, Inc.......................................   162,673   4,375,904
#*  Avanos Medical, Inc..............................................   481,467  21,203,807
*   Avrobio, Inc.....................................................    32,365     469,940
#*  AxoGen, Inc......................................................    46,600     579,471
    Axovant Gene Therapies, Ltd......................................     5,400      33,372
*   BioDelivery Sciences International, Inc..........................    17,483     101,052
*   BioSpecifics Technologies Corp...................................   122,431   5,929,333
#*  BioTelemetry, Inc................................................   449,354  17,686,573
*   Brookdale Senior Living, Inc..................................... 2,850,240  20,949,264
*   Calithera Biosciences, Inc.......................................   406,248   1,169,994
*   Cambrex Corp.....................................................   348,547  20,818,712
#   Cantel Medical Corp..............................................   362,261  26,405,204
#*  Capital Senior Living Corp.......................................   541,933   2,227,345
#*  CareDx, Inc......................................................    25,478     667,778
#*  CASI Pharmaceuticals, Inc........................................     4,800      15,744
*   Castlight Health, Inc., Class B..................................   576,010     869,775
*   Catabasis Pharmaceuticals, Inc...................................    66,583     335,578
#*  Catalyst Biosciences, Inc........................................   201,254   1,094,822
#*  Catalyst Pharmaceuticals, Inc....................................   118,977     562,761
#*  Celldex Therapeutics, Inc........................................    54,754     122,649
#*  Cellular Biomedicine Group, Inc..................................     3,935      71,971
#*  Champions Oncology, Inc..........................................    87,476     457,500
*   Check Cap, Ltd...................................................    51,888      89,247
*   Chembio Diagnostics, Inc.........................................     5,226      27,959
    Chemed Corp......................................................     9,956   3,921,768
#*  ChemoCentryx, Inc................................................   409,780   3,524,108
#*  Chiasma, Inc.....................................................    17,860      93,586
*   Chimerix, Inc....................................................   703,838   1,006,488
#*  Cidara Therapeutics, Inc.........................................    12,188      26,692
>>  Clementia Pharmaceuticals, Inc...................................     2,928      10,400
#*  Codexis, Inc.....................................................    20,362     275,294
#*  Collegium Pharmaceutical, Inc....................................   233,417   2,801,004
#*  Community Health Systems, Inc....................................   642,760   2,275,370
#   Computer Programs & Systems, Inc.................................   103,416   2,385,807
*   Concert Pharmaceuticals, Inc.....................................   450,295   2,805,338
    CONMED Corp......................................................   253,667  27,908,443
#*  Constellation Pharmaceuticals, Inc...............................     2,688      37,121
#*  Corcept Therapeutics, Inc........................................   592,843   8,649,579
*   CorVel Corp......................................................   179,800  14,225,776
#*  Corvus Pharmaceuticals, Inc......................................   207,615     691,358
#*  Covetrus, Inc....................................................   100,905   1,000,473
#*  CRISPR Therapeutics AG...........................................       200      10,074
*   Cross Country Healthcare, Inc....................................   479,173   5,179,860
*   CryoLife, Inc....................................................   469,203  10,533,607
#*  Cumberland Pharmaceuticals, Inc..................................   138,305     727,484
*   Cutera, Inc......................................................   286,642   9,029,223

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
HEALTH CARE -- (Continued)
*    Cymabay Therapeutics, Inc........................................   384,292 $ 1,725,471
*    CynergisTek, Inc.................................................    13,560      41,358
*    CytomX Therapeutics, Inc.........................................   172,817   1,059,368
*    Deciphera Pharmaceuticals, Inc...................................    43,901   1,946,570
#*   Denali Therapeutics, Inc.........................................    47,117     738,323
#*   Dermira, Inc.....................................................   519,473   3,475,274
#*   Diffusion Pharmaceuticals, Inc...................................     5,446       4,564
*    Digirad Corp.....................................................    12,540      51,289
#*   Diplomat Pharmacy, Inc...........................................   228,479   1,242,926
#*   Dyadic International, Inc........................................     2,130      13,270
#*   Eagle Pharmaceuticals, Inc.......................................    85,985   5,391,260
#*   Eidos Therapeutics, Inc..........................................     3,074     149,089
#>>  Elanco Animal Health, Inc........................................   600,356           0
#*   ElectroCore, Inc.................................................     1,702       2,689
*    Electromed, Inc..................................................    41,622     280,949
*    Emergent BioSolutions, Inc.......................................   428,020  24,465,623
*    Enanta Pharmaceuticals, Inc......................................   238,498  14,519,758
*    Endo International P.L.C.........................................   575,667   2,642,312
#*   Endologix, Inc...................................................    81,775     200,349
     Ensign Group, Inc. (The).........................................   526,960  22,264,060
*    Enzo Biochem, Inc................................................   626,151   1,978,637
#*   Epizyme, Inc.....................................................   248,348   2,858,486
#*   Evolent Health, Inc., Class A....................................   795,933   6,065,010
#*   Eyenovia, Inc....................................................     7,031      19,617
#*   FibroGen, Inc....................................................    94,516   3,700,301
*    Five Prime Therapeutics, Inc.....................................   379,668   1,499,689
#*   Fluidigm Corp....................................................    50,091     246,448
*    FONAR Corp.......................................................    63,510   1,291,158
#*   G1 Therapeutics, Inc.............................................   100,574   2,134,180
#*   Genomic Health, Inc..............................................   159,200  10,615,456
#*   Global Blood Therapeutics, Inc...................................   105,606   5,063,808
*    Globus Medical, Inc., Class A....................................   194,573  10,189,788
#*   GlycoMimetics, Inc...............................................   356,529   1,882,473
*    Haemonetics Corp.................................................    63,648   7,684,223
#*   Hanger, Inc......................................................    74,772   1,690,595
#    Harrow Health, Inc...............................................     5,535      27,675
#*   Harvard Bioscience, Inc..........................................   559,819   1,567,493
#*   HealthEquity, Inc................................................   240,858  13,678,326
*    HealthStream, Inc................................................   345,081   9,682,973
#*   Heska Corp.......................................................   109,138   8,842,361
*    HMS Holdings Corp................................................   872,549  28,523,627
*    Horizon Therapeutics P.L.C....................................... 2,206,712  63,796,044
#*   Icad, Inc........................................................    10,207      70,020
*    ICU Medical, Inc.................................................    42,300   6,836,103
#*   Idera Pharmaceuticals, Inc.......................................    77,238     203,908
*    Infinity Pharmaceuticals, Inc....................................   382,825     398,138
*    InfuSystem Holdings, Inc.........................................    13,879      96,182
#*   Innoviva, Inc....................................................   743,612   8,640,771
#*   Inogen, Inc......................................................   193,685  10,543,243
#*   Inovalon Holdings, Inc., Class A.................................    24,864     388,624
#*   Inovio Pharmaceuticals, Inc......................................   387,915     826,259
#*   Insmed, Inc......................................................    31,203     580,064
*    Inspire Medical Systems, Inc.....................................    70,550   4,302,139
*    Integer Holdings Corp............................................   319,518  24,743,474
*    Integra LifeSciences Holdings Corp...............................    86,646   5,030,667
#*   Intellia Therapeutics, Inc.......................................   354,637   4,427,643
*    Intersect ENT Inc................................................    15,036     267,942
#*   Intra-Cellular Therapies, Inc....................................   639,567   5,915,995
#*   Intrexon Corp....................................................    14,359      72,944

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
HEALTH CARE -- (Continued)
#*   IntriCon Corp....................................................   144,875 $ 2,996,015
#    Invacare Corp....................................................   574,225   4,433,017
#*   Iovance Biotherapeutics, Inc.....................................    67,045   1,416,661
#*   iRadimed Corp....................................................     2,381      60,120
*    IRIDEX Corp......................................................    63,373     112,170
#    IVERIC bio, Inc..................................................    59,289     194,468
#*   Joint Corp. (The)................................................    30,391     579,556
*    Jounce Therapeutics, Inc.........................................   282,415   1,020,930
#*   Kala Pharmaceuticals, Inc........................................   229,188     831,952
#*   KalVista Pharmaceuticals, Inc....................................    40,716     431,590
#*   Karyopharm Therapeutics, Inc.....................................   493,510   5,774,067
     Kewaunee Scientific Corp.........................................    16,674     265,283
#*   Kindred Biosciences, Inc.........................................   498,848   4,075,588
#*   Kura Oncology, Inc...............................................   128,381   1,923,147
#*   Lannett Co., Inc.................................................    35,583     423,082
*    Lantheus Holdings, Inc...........................................   579,175  12,075,799
#    LeMaitre Vascular, Inc...........................................   370,058  12,804,007
#*   LHC Group, Inc...................................................   381,579  42,343,822
#*   Ligand Pharmaceuticals, Inc......................................    75,188   8,181,206
#    Lineage Cell Therapeutics, Inc...................................    73,137      57,047
#*   Lipocine, Inc....................................................     6,913      18,596
*    LivaNova P.L.C...................................................   178,184  12,602,954
     Luminex Corp.....................................................   488,630  10,014,472
*    MacroGenics, Inc.................................................   413,632   3,515,872
#*   Madrigal Pharmaceuticals, Inc....................................    16,627   1,536,834
*    Magellan Health, Inc.............................................   259,275  16,826,948
#*   Mallinckrodt P.L.C............................................... 1,067,398   3,372,978
#*   Marinus Pharmaceuticals, Inc.....................................    44,156      51,663
*>>  MedCath Corp.....................................................    65,962           0
*    MEDNAX, Inc......................................................   205,006   4,501,932
#*   Medpace Holdings, Inc............................................   188,618  13,887,943
#*   MEI Pharma, Inc..................................................    50,301      91,045
#*   Melinta Therapeutics, Inc........................................    35,777      93,020
#    Meridian Bioscience, Inc.........................................   651,520   6,378,381
*    Merit Medical Systems, Inc.......................................   632,084  13,055,695
#    Merrimack Pharmaceuticals, Inc...................................   130,211     514,333
#*   Mersana Therapeutics, Inc........................................     8,800      16,544
#    Mesa Laboratories, Inc...........................................    44,380  10,107,545
*    Microbot Medical, Inc............................................     9,800      48,314
#*   Micron Solutions, Inc............................................     6,674      15,751
#    Millendo Therapeutics, Inc.......................................     1,100       7,931
#*   Minerva Neurosciences, Inc.......................................   643,447   3,049,939
#*   Miragen Therapeutics, Inc........................................    22,800      14,706
#*   Mirati Therapeutics, Inc.........................................    17,790   1,675,462
#*   Misonix, Inc.....................................................    84,964   1,474,125
#*   Molecular Templates, Inc.........................................   108,849     920,863
*    Moleculin Biotech, Inc...........................................    10,785      11,540
#*   Momenta Pharmaceuticals, Inc.....................................   323,825   5,012,811
#*   MTBC, Inc........................................................    10,975      39,510
#*   MyoKardia Inc....................................................    17,277     990,490
#*   Myriad Genetics, Inc.............................................   796,274  26,810,546
#*   Nabriva Therapeutics P.L.C.......................................   226,060     436,296
#*   NantKwest, Inc...................................................     5,502       5,777
     National HealthCare Corp.........................................    60,839   4,999,749
     National Research Corp...........................................   149,017   8,558,046
*    Natus Medical, Inc...............................................   361,538  12,176,600
#*   Nektar Therapeutics..............................................    72,483   1,241,271
#*   Neogen Corp......................................................   325,205  21,157,837
#*   NeoGenomics, Inc.................................................   412,029   9,447,825

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
HEALTH CARE -- (Continued)
    Neoleukin Therapeutics, Inc......................................    50,332 $   149,989
#*  NewLink Genetics Corp............................................    11,691      17,303
*   NextGen Healthcare, Inc..........................................   682,934  11,544,999
*   NuVasive, Inc....................................................   496,126  34,996,728
#*  Nuvectra Corp....................................................   263,117     347,314
#*  ObsEva SA........................................................    57,899     446,980
#*  Odonate Therapeutics, Inc........................................     1,550      49,228
*   Omnicell, Inc....................................................   412,196  29,014,476
*   OncoSec Medical, Inc.............................................     3,910       8,446
#*  Opiant Pharmaceuticals, Inc......................................     2,884      44,010
#*  OPKO Health, Inc................................................. 1,722,852   2,446,450
#*  Option Care Health, Inc..........................................   839,165   2,970,644
*   OraSure Technologies, Inc........................................   916,408   7,826,124
*   Orthofix Medical, Inc............................................   236,274   9,930,596
#*  OrthoPediatrics Corp.............................................    12,321     476,576
#*  Otonomy, Inc.....................................................   327,797     747,377
#*  Ovid therapeutics, Inc...........................................    40,259      92,998
#   Owens & Minor, Inc............................................... 1,096,977   7,382,655
*   Oxford Immunotec Global P.L.C....................................    39,321     609,869
#*  Pacira BioSciences, Inc..........................................   161,771   6,550,108
#   Patterson Cos., Inc..............................................   615,927  10,550,830
#*  PDL BioPharma, Inc............................................... 1,370,246   3,864,094
#   PDS Biotechnology Corp...........................................     6,239      18,655
    Pennant Group, Inc...............................................   263,480   4,740,005
#*  PetIQ, Inc.......................................................   127,108   3,142,110
*   Pfenex, Inc......................................................   246,079   2,268,848
    Phibro Animal Health Corp., Class A..............................   181,508   4,348,932
#*  Pieris Pharmaceuticals, Inc......................................   122,242     404,621
#*  Premier, Inc., Class A...........................................     9,365     305,112
#*  Prestige Consumer Healthcare, Inc................................   568,659  20,164,648
*   Pro-Dex, Inc.....................................................    24,425     326,074
#*  Progenics Pharmaceuticals, Inc...................................   310,647   1,649,536
    ProPhase Labs, Inc...............................................       259         439
*   Protagonist Therapeutics, Inc....................................   251,123   3,377,604
*   Prothena Corp. P.L.C.............................................   441,620   4,018,742
*   Providence Service Corp. (The)...................................   198,921  12,705,084
    Psychemedics Corp................................................    64,680     622,868
#*  Pulse Biosciences, Inc...........................................       623       8,772
*   Quidel Corp......................................................   294,937  16,781,915
#*  Quorum Health Corp...............................................    60,389      67,032
*   R1 RCM, Inc......................................................    79,294     842,895
#*  Ra Pharmaceuticals, Inc..........................................   151,739   7,142,355
*   RadNet, Inc......................................................   592,082   9,248,321
*   Recro Pharma, Inc................................................     6,256      98,657
#*  REGENXBIO, Inc...................................................   156,112   5,571,637
*   Repligen Corp....................................................   294,158  23,382,619
*   Retrophin, Inc...................................................   449,193   5,390,316
#*  Revance Therapeutics, Inc........................................   180,036   2,819,364
*   Rexahn Pharmaceuticals, Inc......................................       984       1,653
#*  Rhythm Pharmaceuticals, Inc......................................    45,223     964,154
#*  Rigel Pharmaceuticals, Inc.......................................   901,285   1,847,634
#*  Rocket Pharmaceuticals, Inc......................................    28,051     407,862
#*  RTI Surgical Holdings, Inc.......................................   995,376   2,189,827
#*  Sangamo Therapeutics, Inc........................................   420,621   3,806,620
#*  Savara, Inc......................................................    41,429      36,545
*   SeaSpine Holdings Corp...........................................   226,205   3,130,677
*   Select Medical Holdings Corp..................................... 1,337,883  24,376,228
#*  Sesen Bio, Inc...................................................    48,570      59,255
#*  Sientra, Inc.....................................................   193,207   1,242,321

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
HEALTH CARE -- (Continued)
#*  SIGA Technologies, Inc...........................................    62,382 $      346,220
#   Simulations Plus, Inc............................................   247,735      8,772,296
#*  Solid Biosciences, Inc...........................................    14,186        156,755
*   Spark Therapeutics, Inc..........................................    61,586      6,723,344
#*  Spectrum Pharmaceuticals, Inc....................................   275,760      2,139,898
*   Spero Therapeutics, Inc..........................................    25,260        277,102
*   Spring Bank Pharmaceuticals, Inc.................................     1,000          2,970
#*  STAAR Surgical Co................................................    36,024      1,180,867
*   Strata Skin Sciences, Inc........................................    26,318         69,743
*   Supernus Pharmaceuticals, Inc....................................   549,250     15,263,658
#*  Surgery Partners, Inc............................................   225,160      1,790,022
*   Surmodics, Inc...................................................   205,207      9,749,385
#*  Syndax Pharmaceuticals, Inc......................................   468,505      3,148,354
#*  Syneos Health, Inc...............................................    83,522      4,188,628
#*  Synlogic, Inc....................................................   319,906        684,599
#*  Syros Pharmaceuticals, Inc.......................................   170,401        881,825
#*  Tactile Systems Technology, Inc..................................    18,867        856,939
    Taro Pharmaceutical Industries, Ltd..............................    29,632      2,395,451
#*  Teladoc Health, Inc..............................................    43,626      3,341,752
#*  Tenet Healthcare Corp............................................ 1,045,746     26,499,204
#*  Tetraphase Pharmaceuticals, Inc..................................     2,198          7,715
    Thermogenesis Holdings, Inc......................................     2,154         11,072
#*  Tivity Health, Inc...............................................   346,350      5,614,334
#*  Triple-S Management Corp., Class B...............................   207,814      3,144,226
#*  Ultragenyx Pharmaceutical Inc....................................   192,106      7,711,135
*   United Therapeutics Corp.........................................   186,954     16,795,947
    US Physical Therapy, Inc.........................................   126,462     17,890,579
    Utah Medical Products, Inc.......................................    48,001      4,918,663
*   Vanda Pharmaceuticals, Inc.......................................   148,569      2,007,167
*   Varex Imaging Corp...............................................   270,457      8,116,415
#*  Verastem, Inc....................................................   195,290        212,866
#*  Vericel Corp.....................................................    91,958      1,459,374
#*  ViewRay, Inc.....................................................    32,058         83,351
#*  Vocera Communications, Inc.......................................    74,562      1,485,275
#*  Wright Medical Group NV..........................................   843,019     17,534,795
#*  Xencor, Inc......................................................    71,520      2,446,699
#*  Zafgen, Inc......................................................   102,396         75,773
#*  Zogenix, Inc.....................................................   212,546      9,490,179
#   Zynex, Inc.......................................................     9,845         90,968
                                                                                --------------
TOTAL HEALTH CARE....................................................            1,602,447,068
                                                                                --------------
INDUSTRIALS -- (18.2%)
#   AAON, Inc........................................................   503,101     24,480,895
    AAR Corp.........................................................   267,276     11,158,773
#   ABM Industries, Inc..............................................   745,489     27,180,529
*   Acacia Research Corp.............................................   318,582        809,198
    ACCO Brands Corp.................................................   971,373      8,888,063
    Acme United Corp.................................................    21,115        436,257
    Actuant Corp., Class A...........................................   581,634     14,407,074
*   Advanced Disposal Services, Inc..................................    14,662        480,620
    Advanced Drainage Systems, Inc...................................   305,707     11,317,273
*   Aegion Corp......................................................   271,675      5,887,197
*   AeroCentury Corp.................................................     2,989         17,885
#*  Aerojet Rocketdyne Holdings, Inc.................................   803,753     34,746,242
#*  Aerovironment, Inc...............................................   357,532     20,729,705
    Air Lease Corp...................................................   103,043      4,531,831
*   Air Transport Services Group, Inc................................   678,389     14,185,114
    Aircastle, Ltd...................................................   820,723     22,340,080
    Alamo Group, Inc.................................................   106,287     11,379,086

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
    Albany International Corp., Class A..............................   294,573 $24,738,241
#   Allegiant Travel Co..............................................   154,735  25,891,808
    Allied Motion Technologies, Inc..................................   146,597   5,550,162
#*  Alpha Pro Tech, Ltd..............................................    20,453      73,631
    Altra Industrial Motion Corp.....................................   254,843   7,849,164
#*  Ameresco, Inc., Class A..........................................   220,182   3,245,483
#*  American Superconductor Corp.....................................     4,808      37,647
*   American Woodmark Corp...........................................   171,427  16,998,701
*   AMREP Corp.......................................................     8,340      48,956
#   Apogee Enterprises, Inc..........................................   300,647  11,286,288
    Applied Industrial Technologies, Inc.............................   406,003  24,295,219
#*  Aqua Metals, Inc.................................................     3,423       5,477
*   ARC Document Solutions, Inc......................................   620,326     843,643
#   ArcBest Corp.....................................................   219,906   6,353,084
#   Argan, Inc.......................................................   239,752   9,074,613
*   Armstrong Flooring, Inc..........................................   249,344   1,530,972
    Armstrong World Industries, Inc..................................   525,430  49,143,468
*   Arotech Corp.....................................................   280,733     833,777
#*  Art's-Way Manufacturing Co., Inc.................................       400         728
*   ASGN, Inc........................................................   506,767  32,225,314
    Astec Industries, Inc............................................   296,625  10,408,571
*   Astronics Corp...................................................   311,055   9,001,932
*   Astronics Corp., Class B.........................................    46,658   1,353,082
*   Atkore International Group, Inc..................................   261,941   9,089,353
#*  Atlas Air Worldwide Holdings, Inc................................   262,294   5,752,107
*   Avalon Holdings Corp., Class A...................................    27,944      64,048
*   Avis Budget Group, Inc...........................................   416,240  12,366,490
#*  Axon Enterprise, Inc.............................................   394,009  20,145,680
    AZZ, Inc.........................................................   270,961  10,510,577
#*  Babcock & Wilcox Enterprises, Inc................................     2,615      12,003
    Barnes Group, Inc................................................   536,837  31,378,123
    Barrett Business Services, Inc...................................   105,547   9,259,638
*   Beacon Roofing Supply, Inc.......................................   797,608  24,757,752
    BG Staffing, Inc.................................................    88,719   1,697,194
#*  Blue Bird Corp...................................................   174,789   3,415,377
*   BMC Stock Holdings, Inc..........................................   396,677  10,706,312
    Brady Corp., Class A.............................................   454,449  25,603,657
#   Briggs & Stratton Corp...........................................   719,529   5,302,929
    Brink's Co. (The)................................................   370,740  31,498,070
*   Broadwind Energy, Inc............................................    59,293      97,241
*   Builders FirstSource, Inc........................................ 1,062,117  24,014,465
#*  CAI International, Inc...........................................   184,009   4,373,894
*   Casella Waste Systems, Inc., Class A.............................   659,861  28,763,341
*   CBIZ, Inc........................................................   442,759  12,118,314
#*  CECO Environmental Corp..........................................   464,296   3,185,071
#*  Celadon Group, Inc...............................................   111,554     109,323
*   Chart Industries, Inc............................................   470,980  27,613,557
    Chicago Rivet & Machine Co.......................................     4,772     124,120
#*  Cimpress NV......................................................   293,238  38,742,605
*   CIRCOR International, Inc........................................   334,697  12,815,548
*   Civeo Corp....................................................... 1,131,496   1,199,386
*   Clean Harbors, Inc...............................................   518,261  42,735,802
#*  Colfax Corp......................................................   761,700  25,593,120
    Columbus McKinnon Corp...........................................   212,398   7,969,173
    Comfort Systems USA, Inc.........................................   372,873  18,796,528
*   Commercial Vehicle Group, Inc....................................   531,961   3,877,996
    CompX International, Inc.........................................     9,814     143,873
*   Construction Partners, Inc., Class A.............................    43,562     745,781
*   Continental Building Products, Inc...............................   417,759  12,495,172

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
*   Continental Materials Corp.......................................       397 $     4,149
    Copa Holdings SA, Class A........................................    73,149   7,442,179
#*  Cornerstone Building Brands, Inc.................................   400,850   2,505,312
    Costamare, Inc...................................................   426,476   3,352,101
#   Covanta Holding Corp............................................. 1,413,206  20,406,695
*   Covenant Transportation Group, Inc., Class A.....................   184,351   2,833,475
*   CPI Aerostructures, Inc..........................................   102,929     801,817
    CRA International, Inc...........................................    60,770   2,992,922
    CSW Industrials, Inc.............................................   134,175   9,287,593
#   Cubic Corp.......................................................   271,157  19,995,117
#*  Daseke, Inc......................................................    26,514      71,323
    Deluxe Corp......................................................   426,373  22,098,913
    Douglas Dynamics, Inc............................................   300,061  14,051,857
*   Ducommun, Inc....................................................   115,725   5,737,645
*   DXP Enterprises, Inc.............................................   257,231   8,879,614
#*  Dycom Industries, Inc............................................   329,337  15,014,474
#*  Eagle Bulk Shipping, Inc.........................................   236,414   1,026,037
    Eastern Co. (The)................................................    41,395   1,142,088
*   Echo Global Logistics, Inc.......................................   401,575   7,995,358
    Ecology and Environment, Inc., Class A...........................    11,494     173,789
    EMCOR Group, Inc.................................................   155,015  13,596,366
    Encore Wire Corp.................................................   181,161  10,181,248
#*  Energous Corp....................................................     7,112      19,487
#*  Energy Recovery, Inc.............................................    32,074     298,609
    EnerSys..........................................................   443,663  29,663,308
    Ennis, Inc.......................................................   186,089   3,645,483
    EnPro Industries, Inc............................................   231,963  16,133,027
    ESCO Technologies, Inc...........................................   216,070  18,255,754
    Espey Manufacturing & Electronics Corp...........................    13,081     297,331
#   EVI Industries, Inc..............................................     9,986     343,419
#*  Evoqua Water Technologies Corp...................................    65,121   1,131,152
#*  ExOne Co. (The)..................................................    10,900      73,248
    Exponent, Inc....................................................   507,534  32,243,635
    Federal Signal Corp..............................................   707,459  22,949,970
    Fluor Corp.......................................................   129,651   2,088,678
    Forrester Research, Inc..........................................   209,822   7,234,663
    Forward Air Corp.................................................   311,190  21,525,012
*   Franklin Covey Co................................................   200,766   7,669,261
    Franklin Electric Co., Inc.......................................   467,822  25,192,215
#*  FreightCar America, Inc..........................................   189,147     631,751
*   FTI Consulting, Inc..............................................   402,955  43,869,711
#*  Gates Industrial Corp. P.L.C.....................................    19,746     197,460
#   GATX Corp........................................................   350,021  27,844,171
*   Genco Shipping & Trading, Ltd....................................   248,447   2,454,656
*   Gencor Industries, Inc...........................................   186,024   2,325,300
*   Generac Holdings, Inc............................................   545,711  52,704,768
*   Gibraltar Industries, Inc........................................   264,806  14,095,623
*   GMS, Inc.........................................................   231,521   6,936,369
#   Golden Ocean Group, Ltd..........................................    12,487      71,426
*   Goldfield Corp. (The)............................................   488,684   1,109,313
    Gorman-Rupp Co. (The)............................................   365,404  13,498,024
*   GP Strategies Corp...............................................   219,584   2,437,382
#   GrafTech International, Ltd......................................   696,370   8,412,150
    Graham Corp......................................................   129,144   2,926,403
#   Granite Construction, Inc........................................   505,245  11,893,467
*   Great Lakes Dredge & Dock Corp...................................   725,870   7,803,102
#   Greenbrier Cos., Inc. (The)......................................   364,861  10,686,779
#   Griffon Corp.....................................................   320,067   6,820,628
    H&E Equipment Services, Inc......................................   439,423  14,914,017

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
*   Harsco Corp......................................................   678,239 $13,747,905
#   Hawaiian Holdings, Inc...........................................   590,140  16,883,905
#*  HC2 Holdings, Inc................................................    83,752     197,655
#   Healthcare Services Group, Inc...................................   555,488  13,531,688
#   Heartland Express, Inc...........................................   832,530  17,399,877
    Heidrick & Struggles International, Inc..........................   257,965   7,341,684
    Helios Technologies, Inc.........................................   255,172  10,112,466
*   Herc Holdings, Inc...............................................   197,444   8,738,871
*   Heritage-Crystal Clean, Inc......................................   224,294   5,952,763
    Herman Miller, Inc...............................................   597,125  27,766,312
#*  Hertz Global Holdings, Inc....................................... 1,600,114  21,617,540
*   Hill International, Inc..........................................   684,507   1,950,845
    Hillenbrand, Inc.................................................   610,410  18,794,524
    HNI Corp.........................................................   429,101  16,305,838
*   Houston Wire & Cable Co..........................................   425,637   1,808,957
*   Hub Group, Inc., Class A.........................................   360,002  16,488,092
*   Hudson Global, Inc...............................................       673       7,538
#*  Hudson Technologies, Inc.........................................    13,816       8,700
    Hurco Cos., Inc..................................................    57,125   1,987,379
*   Huron Consulting Group, Inc......................................   239,658  15,850,980
#*  Huttig Building Products, Inc....................................   330,297     700,230
    Hyster-Yale Materials Handling, Inc..............................   130,874   6,637,929
    ICF International, Inc...........................................   152,967  13,107,742
*   IES Holdings, Inc................................................   234,534   4,549,960
*   InnerWorkings, Inc...............................................   773,079   3,749,433
*   Innovative Solutions & Support, Inc..............................    46,017     201,554
    Insperity, Inc...................................................   167,116  17,652,463
    Insteel Industries, Inc..........................................   300,444   5,729,467
    Interface, Inc...................................................   645,747  10,738,773
*   JELD-WEN Holding, Inc............................................   282,465   4,827,327
#   John Bean Technologies Corp......................................   300,070  30,838,194
#   Kadant, Inc......................................................    65,197   5,919,888
    Kaman Corp.......................................................   280,859  16,477,998
    Kelly Services, Inc., Class A....................................   263,947   6,337,367
    Kelly Services, Inc., Class B....................................       350       8,148
    Kennametal, Inc..................................................   766,883  23,735,029
    Kforce, Inc......................................................   408,173  16,698,357
    Kimball International, Inc., Class B.............................   670,482  13,651,014
*   Kirby Corp.......................................................    35,778   2,832,186
    Knoll, Inc.......................................................   507,858  13,580,123
    Korn Ferry.......................................................   638,722  23,434,710
*   Kratos Defense & Security Solutions, Inc......................... 1,396,695  26,369,602
#   Landstar System, Inc.............................................   105,960  11,989,374
*   Lawson Products, Inc.............................................   118,326   5,437,080
*   LB Foster Co., Class A...........................................   129,827   2,362,851
*   Limbach Holdings, Inc............................................   118,814     532,287
#   Lindsay Corp.....................................................    82,954   7,831,687
*   LS Starrett Co. (The), Class A...................................    15,192      81,429
#   LSC Communications, Inc..........................................    85,346      83,212
    LSI Industries, Inc..............................................   730,080   3,789,115
*   Lydall, Inc......................................................   246,084   4,815,864
#   Macquarie Infrastructure Corp....................................   474,813  20,483,433
#*  Manitex International, Inc.......................................   169,796     944,066
*   Manitowoc Co., Inc. (The)........................................   465,288   5,937,075
    Marten Transport, Ltd............................................   410,674   8,895,199
*   Masonite International Corp......................................    95,330   5,854,215
#*  MasTec, Inc......................................................   485,767  30,574,175
#*  Mastech Digital, Inc.............................................    78,983     590,003
    Matson, Inc......................................................   432,256  16,503,534

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
#   Matthews International Corp., Class A............................   364,393 $13,475,253
    McGrath RentCorp.................................................   185,520  14,157,031
*   Mercury Systems, Inc.............................................   443,009  32,632,043
*   Meritor, Inc..................................................... 1,149,591  25,325,490
*   Mesa Air Group, Inc..............................................    23,566     179,573
*   Milacron Holdings Corp...........................................   176,095   2,944,308
#   Miller Industries, Inc...........................................    95,475   3,432,326
*   Mistras Group, Inc...............................................   359,906   5,578,543
    Mobile Mini, Inc.................................................   416,932  15,684,982
    Moog, Inc., Class A..............................................   320,724  26,847,806
#*  MRC Global, Inc.................................................. 1,094,410  12,432,498
#   MSA Safety, Inc..................................................   350,718  42,110,710
    MSC Industrial Direct Co., Inc., Class A.........................    18,543   1,357,533
    Mueller Industries, Inc..........................................   581,212  17,883,893
    Mueller Water Products, Inc., Class A............................ 2,025,341  23,696,490
*   MYR Group, Inc...................................................   195,938   6,742,227
#   National Presto Industries, Inc..................................    56,095   4,829,219
*   Navistar International Corp......................................   882,654  27,609,417
*   NL Industries, Inc...............................................   283,533   1,170,991
#   NN, Inc..........................................................   547,088   3,949,975
*   Northwest Pipe Co................................................   156,344   4,768,492
#*  NOW, Inc......................................................... 1,303,890  13,743,001
#*  NV5 Global, Inc..................................................   158,051  11,447,634
    nVent Electric P.L.C.............................................   141,376   3,260,131
#   Omega Flex, Inc..................................................    78,855   7,321,687
*   Orion Energy Systems, Inc........................................     3,364       9,789
*   Orion Group Holdings, Inc........................................   416,481   2,040,757
*   PAM Transportation Services, Inc.................................    42,876   2,456,795
    Park Aerospace Corp..............................................   292,386   4,967,638
    Park-Ohio Holdings Corp..........................................   143,080   4,401,141
*   Patrick Industries, Inc..........................................   238,612  11,789,819
*   Patriot Transportation Holding, Inc..............................    12,982     233,676
*   Pendrell Corp....................................................         1     175,050
*   Performant Financial Corp........................................   260,693     268,514
*   Perma-Pipe International Holdings, Inc...........................    40,889     363,094
*   PGT Innovations, Inc.............................................   771,181  13,619,056
*   PICO Holdings, Inc...............................................   205,760   2,218,093
#   Pitney Bowes, Inc................................................   832,541   3,663,180
    Powell Industries, Inc...........................................   154,932   6,067,137
    Preformed Line Products Co.......................................    42,643   2,328,308
    Primoris Services Corp...........................................   505,730  10,337,121
*   Proto Labs, Inc..................................................   211,945  20,552,307
#   Quad/Graphics, Inc...............................................   322,258   1,459,829
    Quanex Building Products Corp....................................   365,207   7,044,843
*   Radiant Logistics, Inc...........................................   575,172   3,100,177
    Raven Industries, Inc............................................   375,816  13,108,462
*   RBC Bearings, Inc................................................   255,557  41,001,565
*   RCM Technologies, Inc............................................   144,218     434,096
#*  Red Violet, Inc..................................................    19,991     317,657
    Regal Beloit Corp................................................   471,965  34,949,008
*   Resideo Technologies, Inc........................................   104,328     994,246
    Resources Connection, Inc........................................   419,313   6,142,935
#   REV Group, Inc...................................................   138,085   1,717,777
*   Rexnord Corp..................................................... 1,026,473  29,038,921
#   RR Donnelley & Sons Co...........................................   877,135   3,824,309
    Rush Enterprises, Inc., Class A..................................   247,887  10,830,183
    Rush Enterprises, Inc., Class B..................................    51,243   2,199,350
*   Saia, Inc........................................................   240,325  21,436,990
    Schneider National, Inc., Class B................................    78,047   1,784,935

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
#   Scorpio Bulkers, Inc.............................................   613,240 $ 3,986,060
    Servotronics, Inc................................................     1,500      15,495
*   SIFCO Industries, Inc............................................    18,366      46,833
    Simpson Manufacturing Co., Inc...................................   480,682  39,723,560
#*  SiteOne Landscape Supply, Inc....................................   135,876  11,965,241
    SkyWest, Inc.....................................................   509,155  30,320,180
*   SP Plus Corp.....................................................   264,514  11,683,583
    Spartan Motors, Inc..............................................   554,126   9,680,581
*   Spirit Airlines, Inc.............................................   770,526  28,940,957
*   SPX Corp.........................................................   261,972  11,930,205
*   SPX FLOW, Inc....................................................   421,999  19,108,115
    Standex International Corp.......................................   131,853   9,991,820
    Steelcase, Inc., Class A.........................................   877,414  15,328,423
#*  Stericycle, Inc..................................................   198,248  11,419,085
*   Sterling Construction Co., Inc...................................   442,447   7,187,552
#*  Sunrun, Inc......................................................   166,031   2,580,122
    Systemax, Inc....................................................   194,425   4,207,357
*   Taylor Devices, Inc..............................................       769       8,036
#*  Team, Inc........................................................   394,270   7,159,943
    Tennant Co.......................................................   178,953  13,856,331
    Terex Corp.......................................................   937,238  25,820,907
    Tetra Tech, Inc..................................................   660,168  57,744,895
#*  Textainer Group Holdings, Ltd....................................   304,576   3,152,362
*   Thermon Group Holdings, Inc......................................   414,592   9,879,727
    Timken Co. (The).................................................   674,686  33,059,614
    Titan International, Inc.........................................   979,101   2,614,200
*   Titan Machinery, Inc.............................................   292,005   4,847,283
#*  TPI Composites, Inc..............................................   256,083   5,257,384
*   Transcat, Inc....................................................    46,725   1,464,361
#*  Trex Co., Inc....................................................   514,242  45,196,729
*   TriMas Corp......................................................   427,094  13,803,678
*   TriNet Group, Inc................................................   416,037  22,045,801
#   Trinity Industries, Inc..........................................   367,522   7,269,585
    Triton International, Ltd........................................   847,434  31,100,828
#   Triumph Group, Inc...............................................   142,013   2,949,610
*   TrueBlue, Inc....................................................   455,766  10,437,041
#*  Tutor Perini Corp................................................   452,814   7,005,033
*   Twin Disc, Inc...................................................   172,436   1,855,411
*   Ultralife Corp...................................................   155,467   1,343,235
    UniFirst Corp....................................................   172,983  34,741,906
#*  Univar Solutions, Inc............................................   211,183   4,531,987
    Universal Forest Products, Inc...................................   607,581  30,597,779
    Universal Logistics Holdings, Inc................................   188,051   3,545,702
    US Ecology, Inc..................................................   215,962  13,439,315
#*  USA Truck, Inc...................................................   152,828   1,211,926
    Valmont Industries, Inc..........................................   230,783  31,661,120
*   Vectrus, Inc.....................................................   188,307   8,607,513
#*  Veritiv Corp.....................................................   225,464   3,075,329
    Viad Corp........................................................   156,765   9,565,800
#*  Vicor Corp.......................................................   127,785   4,644,985
    Virco Manufacturing Corp.........................................    30,131     118,114
*   Volt Information Sciences, Inc...................................   155,759     461,047
    VSE Corp.........................................................    89,720   3,447,042
    Wabash National Corp.............................................   716,829  10,221,982
    Watsco, Inc., Class B............................................     1,946     346,417
    Watts Water Technologies, Inc., Class A..........................   273,547  25,508,258
#*  Welbilt, Inc..................................................... 1,644,174  31,173,539
#   Werner Enterprises, Inc..........................................   910,845  33,245,842
*   Wesco Aircraft Holdings, Inc..................................... 1,017,616  11,214,128

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE+
                                                                       --------- --------------
INDUSTRIALS -- (Continued)
*    WESCO International, Inc.........................................   545,177 $   27,340,627
#*   Willdan Group, Inc...............................................   132,642      4,019,053
*    Willis Lease Finance Corp........................................    26,350      1,436,338
#*   WillScot Corp....................................................    47,278        745,101
#*   YRC Worldwide, Inc...............................................   621,343      2,081,499
                                                                                 --------------
TOTAL INDUSTRIALS.....................................................            3,512,229,362
                                                                                 --------------
INFORMATION TECHNOLOGY -- (12.3%)
#*   2U, Inc..........................................................    17,254        309,278
#*   3D Systems Corp..................................................   182,476      1,731,697
*    A10 Networks Inc.................................................    39,197        291,234
*    Acacia Communications, Inc.......................................    45,127      2,963,039
*    ACI Worldwide, Inc............................................... 1,171,716     36,780,165
#*   ACM Research, Inc., Class A......................................     2,400         30,216
*>>  Actua Corp.......................................................    41,860         18,628
#*   Adesto Technologies Corp.........................................   146,449      1,341,473
     ADTRAN, Inc......................................................   808,383      7,121,854
#*   Advanced Energy Industries, Inc..................................   445,945     26,355,349
*    Agilysys, Inc....................................................   432,837     10,903,164
*    Airgain, Inc.....................................................    75,431        857,650
#*   Alarm.com Holdings, Inc..........................................   395,193     19,522,534
*    Alithya Group, Inc., Class A.....................................    70,703        192,312
*    Alpha & Omega Semiconductor, Ltd.................................   258,729      3,379,001
#*   Altair Engineering, Inc., Class A................................    69,766      2,572,272
*    Ambarella, Inc...................................................   166,641      8,770,316
     American Software, Inc., Class A.................................   363,747      5,896,339
*    Amkor Technology, Inc............................................ 2,481,912     30,850,166
#*   Amtech Systems, Inc..............................................   209,975      1,201,057
*    Anixter International, Inc.......................................   341,977     28,298,597
#*   Appfolio, Inc., Class A..........................................   133,925     13,021,528
#*   Applied Optoelectronics, Inc.....................................    85,931        804,314
#*   Arlo Technologies, Inc...........................................   786,247      2,681,102
     AstroNova, Inc...................................................    67,000      1,062,620
#*   Asure Software, Inc..............................................    91,474        826,468
#*   Avaya Holdings Corp..............................................   154,645      1,869,658
*    Aviat Networks, Inc..............................................     8,967        123,834
#*   Avid Technology, Inc.............................................   653,281      4,412,913
     Avnet, Inc.......................................................    18,548        733,759
     AVX Corp.........................................................   647,943      9,926,487
*    Aware, Inc.......................................................   122,298        325,313
*    Axcelis Technologies, Inc........................................   499,991      9,584,827
*    AXT, Inc.........................................................   548,368      1,710,908
#    Badger Meter, Inc................................................   291,424     16,844,307
     Bel Fuse, Inc., Class A..........................................     8,954        119,984
     Bel Fuse, Inc., Class B..........................................   134,373      1,976,627
     Belden, Inc......................................................   442,633     22,698,220
     Benchmark Electronics, Inc.......................................   258,027      8,747,115
*    BK Technologies Corp.............................................    30,643        109,457
#    Blackbaud, Inc...................................................   292,154     24,526,328
#*   Blackline Inc....................................................    60,766      2,840,203
*    Bottomline Technologies De, Inc..................................   287,257     11,763,174
#*   Boxlight Corp., Class A..........................................     4,723          7,840
*    Brightcove, Inc..................................................    87,297        830,194
#*   BroadVision, Inc.................................................    18,154         45,203
#    Brooks Automation, Inc...........................................   656,432     27,878,667
*    BSQUARE Corp.....................................................    34,170         36,904
     Cabot Microelectronics Corp......................................   308,834     46,670,994
*    CACI International, Inc., Class A................................   165,649     37,063,964
*    CalAmp Corp......................................................   564,701      6,335,945

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Calix, Inc.......................................................   901,440 $ 6,896,016
#*  Carbonite, Inc...................................................   125,556   2,155,797
#*  Cardtronics P.L.C., Class A......................................   481,237  16,487,180
#*  Casa Systems, Inc................................................   123,932     832,823
    Cass Information Systems, Inc....................................   166,624   9,549,221
*   CCUR Holdings, Inc...............................................    48,574     172,438
*   CEVA, Inc........................................................   300,448   8,178,195
*   ChannelAdvisor Corp..............................................    84,481     794,966
*   Cirrus Logic, Inc................................................   572,846  38,930,614
*   Cision, Ltd......................................................   253,785   2,555,615
*   Clearfield, Inc..................................................   126,199   1,556,034
#*  Coda Octopus Group, Inc..........................................    17,289     126,901
#*  Coherent, Inc....................................................    77,027  11,470,861
    Cohu, Inc........................................................   526,959   8,758,059
#*  CommScope Holding Co., Inc.......................................   155,501   1,741,611
    Communications Systems, Inc......................................    42,363     252,060
*   CommVault Systems, Inc...........................................   274,001  13,609,630
*   Computer Task Group, Inc.........................................   182,459     983,454
    Comtech Telecommunications Corp..................................   256,583   8,967,576
*   Conduent, Inc.................................................... 1,976,571  12,215,209
*   CoreLogic, Inc...................................................   420,128  17,010,983
*   Cornerstone OnDemand Inc.........................................   190,948  11,183,824
*   Cree, Inc........................................................   220,155  10,507,998
    CSG Systems International, Inc...................................   317,854  18,321,105
    CSP, Inc.........................................................    16,000     198,720
    CTS Corp.........................................................   267,817   7,145,358
*   CVD Equipment Corp...............................................     8,212      31,616
#*  CyberOptics Corp.................................................   131,591   2,418,643
    Daktronics, Inc..................................................   902,549   6,191,486
*   DASAN Zhone Solutions, Inc.......................................    10,171      76,638
*   Data I/O Corp....................................................   148,521     542,102
*   Digi International, Inc..........................................   233,521   3,367,373
#*  Digimarc Corp....................................................     1,239      44,108
#*  Digital Turbine, Inc.............................................    48,177     336,757
*   Diodes, Inc......................................................   473,230  22,076,179
*   DSP Group, Inc...................................................   420,611   6,271,310
#   Ebix, Inc........................................................   252,068  10,745,659
*   EchoStar Corp., Class A..........................................   135,219   5,273,541
*   eGain Corp.......................................................   334,346   2,515,954
*   EMCORE Corp......................................................   260,007     772,221
*   Endurance International Group Holdings, Inc......................   472,176   1,850,930
#*  Enphase Energy Inc...............................................   226,657   4,403,945
    Entegris, Inc....................................................   508,875  24,426,000
#*  Envestnet, Inc...................................................   227,425  14,211,788
*   ePlus, Inc.......................................................    97,926   7,650,958
#*  Everspin Technologies, Inc.......................................    10,662      62,373
    EVERTEC, Inc.....................................................   428,526  13,108,610
#*  Evo Payments, Inc., Class A......................................    13,000     369,590
#*  Evolving Systems, Inc............................................     2,913       3,641
#*  Exela Technologies, Inc..........................................    70,743      43,231
*   ExlService Holdings, Inc.........................................   349,364  24,326,215
*   Extreme Networks, Inc............................................   364,866   2,349,737
*   Fabrinet.........................................................   424,924  23,893,477
*   FARO Technologies, Inc...........................................   202,533   9,656,773
#*  Finjan Holdings, Inc.............................................   419,149     804,766
*   FireEye, Inc.....................................................   216,420   3,428,093
#*  Fitbit, Inc., Class A............................................ 1,116,931   6,902,634
*   FormFactor, Inc..................................................   828,955  18,096,088
*   Frequency Electronics, Inc.......................................    53,410     630,238

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#   GlobalSCAPE, Inc.................................................   123,557 $ 1,198,503
#*  Globant SA.......................................................   250,280  23,341,113
#*  GreenSky, Inc., Class A..........................................     5,500      42,075
*   GSE Systems, Inc.................................................    72,970      95,591
*   GSI Technology, Inc..............................................   248,664   1,944,552
#*  GTT Communications, Inc..........................................   490,581   3,694,075
    Hackett Group, Inc. (The)........................................   566,570   9,580,699
#*  Harmonic, Inc.................................................... 1,566,167  12,184,779
#*  I3 Verticals, Inc., Class A......................................    60,592   1,239,106
#*  Ichor Holdings, Ltd..............................................   310,961   9,052,075
*   IEC Electronics Corp.............................................   102,789     681,491
#*  II-VI, Inc.......................................................   853,853  28,305,227
#*  Image Sensing Systems, Inc.......................................    27,942     143,342
#*  Immersion Corp...................................................   405,880   3,336,334
#*  Impinj, Inc......................................................    17,015     559,708
#*  Infinera Corp....................................................   765,227   4,277,619
*   Information Services Group, Inc..................................   233,130     503,561
*   Inphi Corp.......................................................   133,055   9,563,993
#*  Inseego Corp.....................................................     6,875      39,394
*   Insight Enterprises, Inc.........................................   276,301  16,959,355
#*  Intelligent Systems Corp.........................................    32,937   1,487,764
    InterDigital, Inc................................................   348,715  18,701,585
#*  Internap Corp....................................................   317,395     755,400
*   inTEST Corp......................................................   179,074     859,555
*   Intevac, Inc.....................................................   327,550   1,893,239
#*  Iteris, Inc......................................................   145,622     780,534
*   Itron, Inc.......................................................   406,221  30,978,413
#   j2 Global, Inc...................................................   274,069  26,025,592
    Jabil, Inc.......................................................   143,058   5,267,396
    KBR, Inc......................................................... 1,714,360  48,276,378
#   KEMET Corp.......................................................   840,028  18,262,209
*   Key Tronic Corp..................................................    55,537     331,556
*   Kimball Electronics, Inc.........................................   198,802   2,954,198
*   Knowles Corp..................................................... 1,156,344  24,953,904
#*  Kopin Corp.......................................................   857,750     477,767
    Kulicke & Soffa Industries, Inc..................................   541,046  12,847,137
*   KVH Industries, Inc..............................................   247,359   2,528,009
#*  Lantronix, Inc...................................................   146,848     455,229
*   Lattice Semiconductor Corp....................................... 1,429,812  28,010,017
*   LGL Group, Inc. (The)............................................    14,601     155,530
*   Lightpath Technologies, Inc., Class A............................    49,974      34,482
*   Limelight Networks, Inc.......................................... 1,769,925   7,469,083
    Littelfuse, Inc..................................................     7,190   1,262,348
*   LiveRamp Holdings, Inc...........................................   764,293  29,876,213
    LogMeIn, Inc.....................................................   119,302   7,835,755
#*  Lumentum Holdings, Inc...........................................   372,032  23,311,525
*   Luna Innovations, Inc............................................   164,187     990,048
#*  MACOM Technology Solutions Holdings, Inc.........................   234,846   5,340,398
#*  MagnaChip Semiconductor Corp.....................................   117,697   1,502,991
*   Manhattan Associates, Inc........................................   552,572  41,415,271
    ManTech International Corp., Class A.............................   263,974  20,901,461
    MAXIMUS, Inc.....................................................    28,826   2,212,107
#*  MaxLinear, Inc...................................................   656,488  12,447,012
    Methode Electronics, Inc.........................................   390,227  13,423,809
*   MicroStrategy, Inc., Class A.....................................    93,066  14,262,364
*   Mimecast, Ltd....................................................   299,978  11,912,126
#*  Mitek Systems, Inc...............................................   174,716   1,684,262
#   MKS Instruments, Inc.............................................    88,369   9,563,293
#*  MoneyGram International, Inc.....................................    30,881     122,289

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    MTS Systems Corp.................................................   153,264 $ 8,656,351
#*  Napco Security Technologies, Inc.................................   285,189   8,658,338
#*  NCR Corp.........................................................   803,956  23,483,555
*   NeoPhotonics Corp................................................   745,300   4,904,074
#*  Net Element, Inc.................................................    21,646      88,749
*   NETGEAR, Inc.....................................................   365,954   9,942,970
#*  Netscout Systems, Inc............................................   915,099  22,163,698
*   NetSol Technologies, Inc.........................................    87,935     458,141
    Network-1 Technologies, Inc......................................   190,714     427,199
*   New Relic, Inc...................................................    68,747   4,403,933
    NIC, Inc.........................................................   800,983  18,839,120
#*  Novanta, Inc.....................................................   351,555  31,305,973
    NVE Corp.........................................................    61,823   3,848,482
*   OneSpan, Inc.....................................................   470,138   8,796,282
*   Onto Innovation Inc..............................................   677,917  21,828,945
*   Optical Cable Corp...............................................    26,264      77,479
*   OSI Systems, Inc.................................................   220,746  21,906,833
#*  PAR Technology Corp..............................................   168,661   4,226,645
#*  Park City Group, Inc.............................................     1,617       8,813
*   Paylocity Holding Corp...........................................   180,311  18,499,909
#   Paysign, Inc.....................................................    54,250     584,815
    PC Connection, Inc...............................................    80,463   3,929,813
    PC-Tel, Inc......................................................   196,584   1,405,576
#*  PDF Solutions, Inc...............................................   340,969   5,510,059
*   Perceptron, Inc..................................................   112,305     509,303
#*  Perficient, Inc..................................................   387,983  15,208,934
    Perspecta, Inc...................................................   581,748  15,439,592
*   PFSweb, Inc......................................................   379,946   1,185,432
*   Photronics, Inc..................................................   560,796   6,617,393
*   Pixelworks, Inc..................................................   452,181   1,758,984
#   Plantronics, Inc.................................................    73,249   2,887,476
*   Plexus Corp......................................................   369,938  27,353,216
    Power Integrations, Inc..........................................   288,214  26,259,178
#*  Powerfleet, Inc..................................................    47,912     283,639
    Presidio, Inc....................................................    18,645     309,507
*   PRGX Global, Inc.................................................   247,592   1,237,960
    Progress Software Corp...........................................   506,828  20,212,301
#*  Pure Storage, Inc., Class A......................................   352,064   6,851,165
#   QAD, Inc., Class A...............................................   134,308   6,242,636
    QAD, Inc., Class B...............................................    15,510     565,339
#*  Qualys, Inc......................................................   387,284  33,046,944
*   Qumu Corp........................................................    38,807     115,257
*   Rambus, Inc...................................................... 1,288,981  17,845,942
#*  RealNetworks, Inc................................................   175,968     285,068
#*  Resonant, Inc....................................................     9,824      20,139
    RF Industries, Ltd...............................................    87,582     520,237
*   Ribbon Communications, Inc.......................................   725,368   3,111,829
    Richardson Electronics, Ltd......................................    83,382     481,114
*   Rogers Corp......................................................   198,831  26,937,624
#*  SailPoint Technologies Holding, Inc..............................   250,024   4,840,465
*   Sanmina Corp.....................................................   764,787  23,501,904
    Sapiens International Corp. NV...................................    55,486   1,172,419
*   ScanSource, Inc..................................................   243,686   7,871,058
    Science Applications International Corp..........................   458,863  37,911,261
*   Seachange International, Inc.....................................   319,262     960,979
#*  SecureWorks Corp., Class A.......................................     2,110      25,658
*   Semtech Corp.....................................................   674,047  34,012,412
*   ServiceSource International, Inc.................................   446,233     557,791
#*  SharpSpring, Inc.................................................     2,550      25,984

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
#*  ShotSpotter, Inc.................................................    37,989 $      767,378
*   Sigmatron International, Inc.....................................     5,900         24,367
*   Silicon Laboratories, Inc........................................   289,141     30,718,340
#*  SMART Global Holdings, Inc.......................................   314,456      9,339,343
#*  SMTC Corp........................................................    49,555        102,083
#*  SolarEdge Technologies, Inc......................................   241,800     20,543,328
*   SPS Commerce, Inc................................................   110,672      5,840,161
#*  StarTek, Inc.....................................................   372,409      2,420,658
*   Steel Connect, Inc...............................................   719,828      1,122,932
#*  Stratasys, Ltd...................................................   279,360      5,777,165
#*  Super Micro Computer, Inc........................................   315,833      6,531,426
*   Support.com, Inc.................................................     4,802          7,875
#   Switch, Inc., Class A............................................    23,960        353,889
*   Sykes Enterprises, Inc...........................................   435,702     13,461,013
#*  Synaptics, Inc...................................................   340,521     14,339,339
#*  Synchronoss Technologies, Inc....................................   369,591      2,217,546
    SYNNEX Corp......................................................   179,959     21,188,373
*   Tech Data Corp...................................................   393,553     47,816,689
*   Telaria, Inc.....................................................   436,488      3,304,214
*   Telenav, Inc.....................................................   393,527      1,853,512
*   Teradata Corp....................................................   243,881      7,299,358
    TESSCO Technologies, Inc.........................................    95,902      1,274,538
    TiVo Corp........................................................ 1,360,324     11,073,037
    TransAct Technologies, Inc.......................................    85,682      1,059,030
*   Trio-Tech International..........................................     3,256         12,015
    TTEC Holdings, Inc...............................................   445,706     21,113,093
#*  TTM Technologies, Inc............................................   988,776     11,578,567
#*  Ultra Clean Holdings, Inc........................................ 1,010,237     21,588,765
#*  Unisys Corp......................................................   621,730      6,378,950
#*  Upland Software, Inc.............................................   156,780      5,876,114
#*  Veeco Instruments, Inc...........................................   760,021     10,366,686
*   Verint Systems, Inc..............................................   500,169     22,702,671
#*  Veritone, Inc....................................................    38,516        100,142
#*  ViaSat, Inc......................................................   156,853     10,797,761
*   Viavi Solutions, Inc............................................. 1,282,698     20,471,860
*   Virtusa Corp.....................................................   407,826     15,203,753
    Vishay Intertechnology, Inc...................................... 1,131,435     22,798,415
*   Vishay Precision Group, Inc......................................   174,280      5,934,234
    Wayside Technology Group, Inc....................................    14,899        214,546
*   Wireless Telecom Group, Inc......................................   138,822        201,292
    Xperi Corp.......................................................   515,858     10,474,497
#*  Zix Corp.........................................................   930,590      6,151,200
                                                                                --------------
TOTAL INFORMATION TECHNOLOGY.........................................            2,381,283,008
                                                                                --------------
MATERIALS -- (4.7%)
>>  A Schulman, Inc..................................................   254,232              0
#   Advanced Emissions Solutions, Inc................................    27,722        383,395
*   AdvanSix, Inc....................................................   138,756      3,158,087
#*  AgroFresh Solutions, Inc.........................................    96,715        222,445
#*  AK Steel Holding Corp............................................ 2,624,124      6,192,933
#*  Alcoa Corp.......................................................   577,497     12,006,163
#*  Allegheny Technologies, Inc...................................... 1,259,746     26,467,263
    American Vanguard Corp...........................................   331,370      4,632,553
#*  Ampco-Pittsburgh Corp............................................       864          3,352
    Ashland Global Holdings, Inc.....................................    55,517      4,295,350
    Balchem Corp.....................................................   306,578     31,028,759
    Boise Cascade Co.................................................   444,608     15,903,628
    Cabot Corp.......................................................   398,366     17,364,774
    Carpenter Technology Corp........................................   500,345     24,526,912

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
MATERIALS -- (Continued)
#*  Century Aluminum Co..............................................   920,861 $ 5,368,620
    Chase Corp.......................................................    62,170   7,283,216
#   Chemours Co. (The)...............................................   260,862   4,280,745
#*  Clearwater Paper Corp............................................   129,185   2,395,090
#   Cleveland-Cliffs, Inc............................................ 3,429,529  24,795,495
#*  Coeur Mining, Inc................................................ 1,885,855  10,409,920
    Commercial Metals Co............................................. 1,177,629  22,763,569
#   Compass Minerals International, Inc..............................   344,162  19,438,270
*   Core Molding Technologies, Inc...................................    58,140     331,979
    Domtar Corp......................................................   757,834  27,577,579
    Eagle Materials, Inc.............................................   103,488   9,452,594
#*  Element Solutions, Inc........................................... 2,274,112  24,696,856
*   Ferro Corp.......................................................   856,492   9,532,756
    Ferroglobe P.L.C.................................................   515,506     318,686
#*  Flotek Industries, Inc...........................................   548,943   1,048,481
#*  Forterra, Inc....................................................    50,851     417,487
    Friedman Industries, Inc.........................................    80,283     556,353
    FutureFuel Corp..................................................   384,281   4,738,185
#*  GCP Applied Technologies, Inc....................................   562,842  11,628,316
#   Gold Resource Corp...............................................   640,856   2,806,949
    Graphic Packaging Holding Co..................................... 1,166,649  18,269,723
    Greif, Inc., Class A.............................................   268,571  10,519,926
    Greif, Inc., Class B.............................................    22,155   1,041,950
    Hawkins, Inc.....................................................   133,118   5,690,795
    Haynes International, Inc........................................   162,937   5,614,809
#   HB Fuller Co.....................................................   518,754  25,315,195
#   Hecla Mining Co.................................................. 2,456,475   5,649,893
    Huntsman Corp....................................................    47,687   1,055,313
*   Ingevity Corp....................................................   190,365  16,030,637
    Innophos Holdings, Inc...........................................   241,482   7,877,143
    Innospec, Inc....................................................   271,017  24,760,113
*   Intrepid Potash, Inc............................................. 1,039,628   3,212,451
    Kaiser Aluminum Corp.............................................   156,943  16,805,456
*   Koppers Holdings, Inc............................................   243,398   7,813,076
*   Kraton Corp......................................................   316,614   7,098,486
#   Kronos Worldwide, Inc............................................   500,290   6,343,677
#*  Livent Corp......................................................    99,184     680,402
    Louisiana-Pacific Corp........................................... 1,008,083  29,466,266
#*  LSB Industries, Inc..............................................   365,062   1,544,212
    Materion Corp....................................................   177,486  10,088,304
#*  McEwen Mining, Inc...............................................   113,975     190,338
    Mercer International, Inc........................................   540,000   6,588,000
    Minerals Technologies, Inc.......................................   378,702  18,726,814
    Myers Industries, Inc............................................   537,475   9,099,452
    Neenah, Inc......................................................   165,567  10,679,071
#   Nexa Resources SA................................................     7,687      82,174
#   Northern Technologies International Corp.........................    74,230     926,390
#   Olin Corp........................................................   921,584  16,901,851
    Olympic Steel, Inc...............................................   113,612   1,701,908
*   OMNOVA Solutions, Inc............................................   800,868   8,096,775
    Owens-Illinois, Inc.............................................. 1,009,171   8,577,954
#   PH Glatfelter Co.................................................   340,480   6,128,640
    PolyOne Corp.....................................................   739,957  23,715,622
*   PQ Group Holdings, Inc...........................................    25,300     416,691
#   Quaker Chemical Corp.............................................    99,259  15,174,716
#*  Ramaco Resources, Inc............................................    16,468      58,461
#   Rayonier Advanced Materials, Inc.................................   774,025   3,227,684
    Resolute Forest Products, Inc....................................   741,219   2,683,213
*   Ryerson Holding Corp.............................................   544,532   4,731,983

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
MATERIALS -- (Continued)
    Schnitzer Steel Industries, Inc., Class A........................   255,100 $  5,443,834
    Schweitzer-Mauduit International, Inc............................   401,272   16,247,503
#   Scotts Miracle-Gro Co. (The).....................................    40,847    4,100,630
#   Sensient Technologies Corp.......................................   393,938   24,644,761
    Silgan Holdings, Inc.............................................   712,227   21,915,225
    Stepan Co........................................................   220,814   21,577,944
*   Summit Materials, Inc., Class A..................................   668,726   15,333,887
*   SunCoke Energy, Inc..............................................   839,647    4,441,733
#   Synalloy Corp....................................................    59,508      931,895
#*  TimkenSteel Corp.................................................   725,151    4,075,349
*   Trecora Resources................................................   203,004    1,780,345
    Tredegar Corp....................................................   345,771    6,873,927
#   Trinseo SA.......................................................   312,700   13,289,750
*   Tronox Holdings P.L.C., Class A..................................   910,836    7,732,998
#*  UFP Technologies, Inc............................................    40,813    1,698,229
    United States Lime & Minerals, Inc...............................    41,908    3,708,858
#   United States Steel Corp.........................................   646,044    7,435,966
*   Universal Stainless & Alloy Products, Inc........................    97,274    1,305,417
#*  US Concrete, Inc.................................................   241,154   12,602,708
#   Valvoline, Inc................................................... 1,078,694   23,019,330
*   Venator Materials P.L.C..........................................   108,992      269,210
#*  Verso Corp., Class A.............................................   493,490    7,224,694
#   Warrior Met Coal, Inc............................................   114,384    2,228,200
    Worthington Industries, Inc......................................   635,835   23,405,086
    WR Grace & Co....................................................    40,375    2,682,919
                                                                                ------------
TOTAL MATERIALS......................................................            912,582,722
                                                                                ------------
REAL ESTATE -- (0.5%)
    Alexander & Baldwin, Inc.........................................    20,412      479,886
#*  Altisource Asset Management Corp.................................     1,782       24,146
#*  Altisource Portfolio Solutions SA................................   113,149    2,014,052
*   CKX Lands, Inc...................................................     5,107       48,100
#   Consolidated-Tomoka Land Co......................................    46,251    2,958,676
#*  Five Point Holdings LLC, Class A.................................    12,587       83,200
#*  Forestar Group, Inc..............................................    41,701      783,145
*   FRP Holdings, Inc................................................   101,069    5,233,353
    Griffin Industrial Realty, Inc...................................    22,068      869,038
*   Howard Hughes Corp. (The)........................................     2,572      287,601
#*  InterGroup Corp. (The)...........................................     1,860       55,800
#*  JW Mays, Inc.....................................................       200        6,424
#   Kennedy-Wilson Holdings, Inc..................................... 1,330,242   30,608,868
#*  Marcus & Millichap, Inc..........................................   305,996   10,930,177
#*  Maui Land & Pineapple Co., Inc...................................   103,582    1,065,859
#   Newmark Group, Inc., Class A.....................................    73,321      778,669
*   Rafael Holdings, Inc., Class B...................................   236,857    4,114,206
    RE/MAX Holdings, Inc., Class A...................................   174,435    5,834,851
#   Realogy Holdings Corp............................................ 1,246,156    9,819,709
    RMR Group, Inc. (The), Class A...................................    95,479    4,621,184
#*  St Joe Co. (The).................................................   246,618    4,574,764
*   Stratus Properties, Inc..........................................    48,174    1,328,639
*   Tejon Ranch Co...................................................   315,988    5,081,087
#*  Trinity Place Holdings, Inc......................................    55,114      219,354
                                                                                ------------
TOTAL REAL ESTATE....................................................             91,820,788
                                                                                ------------
UTILITIES -- (3.3%)
    ALLETE, Inc......................................................   335,328   28,858,328
#   American States Water Co.........................................   380,399   36,187,357
#*  AquaVenture Holdings, Ltd........................................    52,489    1,029,834

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE+
                                                                        ------- ---------------
UTILITIES -- (Continued)
      Artesian Resources Corp., Class A................................ 102,102 $     3,787,984
      Atlantica Yield P.L.C............................................ 320,351       7,691,628
#     Avista Corp...................................................... 633,808      30,441,798
      Black Hills Corp................................................. 247,007      19,471,562
      California Water Service Group................................... 468,280      26,209,632
      Chesapeake Utilities Corp........................................ 154,205      14,618,634
      Clearway Energy, Inc., Class A................................... 323,835       5,560,247
#     Clearway Energy, Inc., Class C................................... 583,529      10,579,381
      Consolidated Water Co., Ltd...................................... 149,071       2,614,705
      El Paso Electric Co.............................................. 402,625      26,859,114
#     Genie Energy, Ltd., Class B...................................... 283,265       2,110,324
#     Hawaiian Electric Industries, Inc................................ 403,891      18,235,679
      IDACORP, Inc.....................................................  13,897       1,495,595
      MGE Energy, Inc.................................................. 339,202      26,132,122
      Middlesex Water Co............................................... 216,738      14,575,631
#     National Fuel Gas Co............................................. 129,610       5,872,629
      New Jersey Resources Corp........................................ 625,830      27,286,188
#     Northwest Natural Holding Co..................................... 286,251      19,854,369
      NorthWestern Corp................................................ 481,550      34,922,006
      ONE Gas, Inc..................................................... 158,610      14,725,352
#     Ormat Technologies, Inc.......................................... 470,860      36,049,042
      Otter Tail Corp.................................................. 373,678      21,180,069
#     Pattern Energy Group, Inc., Class A.............................. 821,548      23,027,990
      PNM Resources, Inc............................................... 769,055      40,106,218
      Portland General Electric Co..................................... 256,084      14,566,058
*     Pure Cycle Corp..................................................   1,400          15,652
      RGC Resources, Inc...............................................  25,404         741,035
      SJW Group........................................................ 198,667      14,373,557
#     South Jersey Industries, Inc..................................... 809,574      26,035,900
      Southwest Gas Holdings, Inc...................................... 177,401      15,487,107
#     Spark Energy, Inc., Class A...................................... 126,220       1,207,925
      Spire, Inc....................................................... 413,147      34,729,137
      TerraForm Power, Inc., Class A................................... 362,481       6,154,927
      Unitil Corp...................................................... 200,365      12,476,729
      York Water Co. (The)............................................. 164,615       7,249,645
                                                                                ---------------
TOTAL UTILITIES........................................................             632,521,090
                                                                                ---------------
TOTAL COMMON STOCKS....................................................          17,238,779,830
                                                                                ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................  66,106       1,736,605
                                                                                ---------------
ENERGY -- (0.0%)
*>>   Enron TOPRS Escrow Shares........................................  10,595               0
                                                                                ---------------
TOTAL PREFERRED STOCKS.................................................               1,736,605
                                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
#*>>  Social Reality, Inc. Rights 12/31/19, Class A....................  11,370             341
                                                                                ---------------
ENERGY -- (0.0%)
*>>   Parker Drilling Co...............................................   1,405               0
                                                                                ---------------

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                           SHARES        VALUE+
                                                                         ----------- ---------------
HEALTH CARE -- (0.0%)
*>>    Biocept, Inc. Warrant 08/02/2023.................................     479,820 $             0
                                                                                     ---------------
TOTAL RIGHTS/WARRANTS...................................................                         341
                                                                                     ---------------
TOTAL INVESTMENT SECURITIES
      (Cost $13,883,352,488)............................................              17,240,516,776
                                                                                     ---------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
       State Street Institutional U.S. Government Money Market Fund
         1.752%......................................................... 112,333,400     112,333,400
                                                                                     ---------------
SECURITIES LENDING COLLATERAL -- (10.2%)
@(S)   The DFA Short Term Investment Fund............................... 169,778,412   1,964,506,010
                                                                                     ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $15,959,983,800)............................................             $19,317,356,186
                                                                                     ===============

As of October 31, 2019, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

                                                                            UNREALIZED
                           NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index..  1,004     12/20/19  $147,032,232 $152,397,160 $    5,364,928
                                                ------------ ------------ --------------
TOTAL FUTURES CONTRACTS...                      $147,032,232 $152,397,160 $    5,364,928
                                                ============ ============ ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                           INVESTMENTS IN SECURITIES (MARKET VALUE)
                                                   --------------------------------------------------------
                                                       LEVEL 1          LEVEL 2     LEVEL 3      TOTAL
                                                   ---------------   -------------- ------- ---------------
Common Stocks
   Communication Services......................... $   609,766,136               --   --    $   609,766,136
   Consumer Discretionary.........................   2,505,429,809   $       29,554   --      2,505,459,363
   Consumer Staples...............................     717,128,012               --   --        717,128,012
   Energy.........................................     768,821,451               --   --        768,821,451
   Financials.....................................   3,504,527,975          192,855   --      3,504,720,830
   Health Care....................................   1,602,436,668           10,400   --      1,602,447,068
   Industrials....................................   3,512,229,362               --   --      3,512,229,362
   Information Technology.........................   2,381,264,380           18,628   --      2,381,283,008
   Materials......................................     912,582,722               --   --        912,582,722
   Real Estate....................................      91,820,788               --   --         91,820,788
   Utilities......................................     632,521,090               --   --        632,521,090
Preferred Stocks
   Communication Services.........................       1,736,605               --   --          1,736,605
Rights/Warrants
   Consumer Discretionary.........................              --              341   --                341
Temporary Cash Investments........................     112,333,400               --   --        112,333,400
Securities Lending Collateral.....................              --    1,964,506,010   --      1,964,506,010
Futures Contracts**...............................       5,364,928               --   --          5,364,928
                                                   ---------------   --------------   --    ---------------
TOTAL............................................. $17,357,963,326   $1,964,757,788   --    $19,322,721,114
                                                   ===============   ==============   ==    ===============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMON STOCKS -- (90.3%)
COMMUNICATION SERVICES -- (2.3%)
    A.H. Belo Corp., Class A.........................................   497,510 $ 1,791,036
*   Alaska Communications Systems Group, Inc.........................    75,647     124,061
#   AMC Entertainment Holdings, Inc., Class A........................   142,408   1,334,363
#   Anterix, Inc.....................................................    31,692   1,285,428
    ATN International, Inc...........................................   147,822   8,755,497
#*  AutoWeb, Inc.....................................................     3,221       7,859
*   Ballantyne Strong, Inc...........................................   102,209     297,428
#*  Bandwidth, Inc., Class A.........................................     5,812     326,344
    Beasley Broadcast Group, Inc., Class A...........................     8,036      22,983
#*  Boingo Wireless, Inc.............................................   324,811   3,075,960
#*  Boston Omaha Corp., Class A......................................       761      17,092
#*  Care.com, Inc....................................................    98,832   1,154,358
#*  Cars.com, Inc....................................................   304,060   3,438,919
*   Central European Media Enterprises, Ltd., Class A................   145,369     651,980
#*  Cincinnati Bell, Inc.............................................   165,619     846,313
*   Clear Channel Outdoor Holdings, Inc..............................   118,236     275,490
    Cogent Communications Holdings, Inc..............................    67,026   3,930,405
#*  comScore, Inc....................................................   156,392     361,266
#   Consolidated Communications Holdings, Inc........................   244,483     977,932
*   Cumulus Media, Inc., Class A.....................................    11,269     154,273
#*  Daily Journal Corp...............................................       472     132,637
*   DHI Group, Inc...................................................    66,314     240,057
    Emerald Expositions Events, Inc..................................   104,808   1,018,734
*   Emmis Communications Corp., Class A..............................    25,045     118,212
#   Entercom Communications Corp., Class A...........................   499,586   1,738,559
    Entravision Communications Corp., Class A........................   858,788   2,438,958
#*  Eros International P.L.C.........................................    20,324      45,526
#   EW Scripps Co. (The), Class A....................................   619,005   8,316,332
#*  Fluent, Inc......................................................    18,273      42,576
#*  Frontier Communications Corp.....................................     2,389       2,174
#*  Gaia, Inc........................................................    55,587     385,218
#   Gannett Co., Inc................................................. 1,179,071  12,792,920
#*  Glu Mobile, Inc..................................................   296,958   1,760,961
*   Gray Television, Inc.............................................   671,523  11,019,692
#*  Gray Television, Inc., Class A...................................    37,703     672,999
*   Harte-Hanks, Inc.................................................    34,467      92,027
*   Hemisphere Media Group, Inc......................................    61,957     799,865
*   IDT Corp., Class B...............................................   240,818   1,639,971
*   IMAX Corp........................................................   380,762   8,129,269
*   Insignia Systems, Inc............................................     2,272       2,161
*   Lee Enterprises, Inc.............................................    85,075     153,986
#*  Liberty Media Corp.-Liberty Braves, Class A......................    35,662   1,052,742
*   Liberty Media Corp.-Liberty Braves, Class C......................    65,302   1,920,532
*   Liberty TripAdvisor Holdings, Inc., Class A......................   363,696   3,509,666
*   LICT Corp........................................................         1      11,700
    Lions Gate Entertainment Corp., Class A..........................   194,370   1,553,016
    Lions Gate Entertainment Corp., Class B..........................   163,460   1,224,315
*   Loral Space & Communications, Inc................................    33,683   1,346,983
*   Marchex, Inc., Class B...........................................    79,671     263,711
    Marcus Corp. (The)...............................................   199,120   7,188,232
*   McClatchy Co. (The), Class A.....................................    15,707      40,838
#*  Meet Group, Inc. (The)...........................................   467,682   1,992,325
#   Meredith Corp....................................................    54,495   2,054,462
#*  MSG Networks, Inc., Class A......................................   484,839   7,859,240
    National CineMedia, Inc..........................................   396,681   3,330,137
#   New Media Investment Group, Inc..................................   529,211   4,662,349

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMUNICATION SERVICES -- (Continued)
#*  ORBCOMM, Inc.....................................................   367,839 $  1,475,034
*   Pegasus Cos., Inc. (The).........................................       454       96,702
#*  Professional Diversity Network, Inc..............................     1,600        2,016
#*  QuinStreet, Inc..................................................   348,074    4,465,789
#*  Reading International, Inc., Class A.............................   159,853    1,817,529
#*  Reading International, Inc., Class B.............................    11,620      278,880
*   Rosetta Stone, Inc...............................................    39,753      761,667
    Saga Communications, Inc., Class A...............................    51,688    1,559,427
#   Salem Media Group, Inc...........................................    18,082       27,304
    Scholastic Corp..................................................    99,674    3,837,449
    Shenandoah Telecommunications Co.................................   449,832   14,466,597
    Spok Holdings, Inc...............................................   153,308    1,824,365
#*  SRAX, Inc........................................................     4,419        7,556
*   TechTarget, Inc..................................................   203,907    4,975,331
    Townsquare Media, Inc., Class A..................................   101,356      688,207
#*  Travelzoo........................................................    58,722      594,267
    Tribune Publishing Co............................................   117,590    1,053,606
#*  TrueCar Inc......................................................   352,138    1,155,013
#*  Urban One, Inc...................................................    67,585      148,687
*   Zedge, Inc., Class B.............................................    70,067      123,325
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            157,740,820
                                                                                ------------
CONSUMER DISCRETIONARY -- (11.8%)
*   1-800-Flowers.com, Inc., Class A.................................   399,377    5,695,116
#   Abercrombie & Fitch Co., Class A.................................   530,454    8,588,050
    Acushnet Holdings Corp...........................................   109,528    3,116,072
#   Adient P.L.C.....................................................   397,378    8,420,440
*   Adtalem Global Education, Inc....................................    40,473    1,205,286
    AMCON Distributing Co............................................     5,890      429,970
*   American Axle & Manufacturing Holdings, Inc......................   368,554    3,081,111
*   American Outdoor Brands Corp.....................................   180,629    1,278,853
*   American Public Education, Inc...................................    63,634    1,382,130
*   America's Car-Mart, Inc..........................................   104,379    9,497,445
    Ark Restaurants Corp.............................................    36,613      750,567
#*  Asbury Automotive Group, Inc.....................................   149,741   15,442,789
#*  Ascena Retail Group, Inc......................................... 2,754,838      970,254
#*  At Home Group, Inc...............................................   210,218    1,791,057
#*  Barnes & Noble Education, Inc....................................   156,987      645,217
    Bassett Furniture Industries, Inc................................    90,506    1,380,216
#*  BBQ Holdings, Inc................................................    60,547      302,735
    BBX Capital Corp.................................................   234,486    1,048,152
*   Beazer Homes USA, Inc............................................    70,534    1,058,715
#   Bed Bath & Beyond, Inc...........................................   161,319    2,210,070
#   Big 5 Sporting Goods Corp........................................    77,403      247,690
#   Big Lots, Inc....................................................   127,874    2,771,030
#*  Biglari Holdings, Inc., Class A..................................     1,022      430,282
#*  Biglari Holdings, Inc., Class B..................................    11,951      997,669
#   BJ's Restaurants, Inc............................................   254,018   10,056,573
#   Bloomin' Brands, Inc.............................................   225,858    4,474,247
#*  Boot Barn Holdings, Inc..........................................   228,460    8,007,523
    Bowl America, Inc., Class A......................................    55,406      864,201
#   Brinker International, Inc.......................................   172,091    7,649,445
#*  Build-A-Bear Workshop, Inc.......................................   126,177      439,096
#   Caleres, Inc.....................................................   474,503   10,211,305
#   Callaway Golf Co................................................. 1,105,362   22,350,420
    Canterbury Park Holding Corp.....................................    10,905      137,185
*   Career Education Corp............................................   723,488   10,244,590
    Carriage Services, Inc...........................................   207,770    5,352,155
#*  Carrols Restaurant Group, Inc....................................   293,972    2,096,020

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#   Cato Corp. (The), Class A........................................ 200,100 $ 3,499,749
*   Cavco Industries, Inc............................................  89,870  17,223,585
*   Century Casinos, Inc.............................................   9,163      67,715
#*  Century Communities, Inc.........................................  89,026   2,685,914
#   Cheesecake Factory, Inc. (The)................................... 124,844   5,217,231
#   Chico's FAS, Inc................................................. 756,553   2,602,542
#   Children's Place, Inc. (The)..................................... 102,691   8,411,420
*   Chuy's Holdings, Inc............................................. 130,985   3,192,104
    Citi Trends, Inc.................................................  92,779   1,656,105
#   Clarus Corp...................................................... 161,508   2,059,227
    Collectors Universe, Inc.........................................  59,788   1,713,524
#*  Conn's, Inc...................................................... 222,844   5,390,596
#*  Container Store Group, Inc. (The)................................ 116,210     490,406
    Cooper Tire & Rubber Co.......................................... 387,800  10,951,472
*   Cooper-Standard Holdings, Inc....................................  82,291   2,621,791
#   Core-Mark Holding Co., Inc....................................... 272,320   8,311,206
#*  Crocs, Inc....................................................... 522,598  18,285,704
    Crown Crafts, Inc................................................  10,147      62,607
    CSS Industries, Inc..............................................  87,277     392,747
#*  CTI Industries Corp..............................................   1,700       2,584
    Culp, Inc........................................................ 169,569   2,623,232
    Dana, Inc........................................................ 115,731   1,878,314
#   Dave & Buster's Entertainment, Inc............................... 146,678   5,834,851
*   Del Taco Restaurants, Inc........................................ 359,115   2,741,843
    Delphi Technologies P.L.C........................................ 217,047   2,650,144
#*  Delta Apparel, Inc...............................................  78,658   1,962,517
*   Denny's Corp..................................................... 718,154  14,449,258
#   Designer Brands, Inc., Class A................................... 395,805   6,530,782
*   Destination XL Group, Inc........................................ 103,980     150,771
#   Dillard's, Inc., Class A.........................................  16,569   1,142,930
#   Dine Brands Global, Inc..........................................  66,527   4,866,450
*   Dixie Group, Inc. (The)..........................................   7,488      14,676
*   Dorman Products, Inc.............................................   4,451     320,249
    Dover Motorsports, Inc........................................... 123,671     238,685
#*  Drive Shack, Inc................................................. 312,269   1,245,953
#*  Duluth Holdings, Inc., Class B...................................  26,501     244,869
#   Educational Development Corp.....................................  73,800     494,460
#*  El Pollo Loco Holdings, Inc...................................... 267,761   3,111,383
*   Emerson Radio Corp............................................... 113,923      89,988
    Escalade, Inc....................................................  69,594     797,547
#   Ethan Allen Interiors, Inc....................................... 442,789   8,727,371
*   Everi Holdings, Inc.............................................. 316,180   3,180,771
#*  Express, Inc..................................................... 600,368   1,933,185
#*  Fiesta Restaurant Group, Inc..................................... 234,521   2,015,708
    Flanigan's Enterprises, Inc......................................  21,606     488,404
    Flexsteel Industries, Inc........................................  70,190   1,163,048
#*  Fossil Group, Inc................................................ 165,369   1,799,215
#*  Fox Factory Holding Corp......................................... 163,838   9,984,288
#*  Francesca's Holdings Corp........................................     295       5,118
#*  Franchise Group, Inc.............................................  20,026     239,511
*   Full House Resorts, Inc..........................................     683       1,694
#   GameStop Corp., Class A.......................................... 351,012   1,909,505
#*  Garrett Motion, Inc..............................................  76,660     728,270
#*  Genesco, Inc..................................................... 130,498   5,069,847
#*  Gentherm, Inc.................................................... 398,697  16,653,574
#*  G-III Apparel Group, Ltd......................................... 315,496   7,922,105
#*  GNC Holdings, Inc., Class A, Class A.............................  14,658      38,697
*   Good Times Restaurants, Inc......................................   1,131       2,013
#*  GoPro, Inc., Class A............................................. 303,206   1,261,337

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                       --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    Green Brick Partners, Inc........................................   179,138 $ 1,803,920
#    Group 1 Automotive, Inc..........................................   130,500  12,976,920
#*   Groupon, Inc..................................................... 1,542,769   4,288,898
#    Guess?, Inc......................................................   540,337   9,050,645
#*   Habit Restaurants, Inc. (The), Class A...........................    62,194     653,659
#    Hamilton Beach Brands Holding Co., Class A.......................   120,094   2,239,753
#    Haverty Furniture Cos., Inc......................................   130,427   2,365,946
     Haverty Furniture Cos., Inc., Class A............................    18,855     342,784
#*   Hibbett Sports, Inc..............................................    40,996     978,165
#    Hooker Furniture Corp............................................    83,803   1,983,617
#*   Horizon Global Corp..............................................   100,113     384,434
*    Houghton Mifflin Harcourt Co.....................................   502,530   3,246,344
*    Hudson, Ltd., Class A............................................     8,806     109,371
#*   Inspired Entertainment, Inc......................................     3,393      24,939
#*   Installed Building Products, Inc.................................   202,656  13,217,224
#*   iRobot Corp......................................................    33,107   1,591,122
*    J Alexander's Holdings, Inc......................................    84,752     817,857
#    J. Jill, Inc.....................................................   188,352     325,849
#    Jack in the Box, Inc.............................................    74,234   6,237,141
#*   JAKKS Pacific, Inc...............................................     4,064       3,129
#*   JC Penney Co., Inc...............................................     7,800       7,800
     Johnson Outdoors, Inc., Class A..................................    80,066   4,687,864
*    K12, Inc.........................................................   299,620   5,929,480
     KB Home..........................................................   121,271   4,328,162
#*   Kirkland's, Inc..................................................    10,667      16,854
*    Koss Corp........................................................   115,135     207,243
*    Lakeland Industries, Inc.........................................    46,633     515,295
#*   Lands' End, Inc..................................................    31,860     384,550
*>>  Lazare Kaplan International Inc..................................    81,643      11,479
     La-Z-Boy, Inc....................................................   558,862  19,845,190
#    LCI Industries...................................................    41,570   4,037,278
*    Leaf Group, Ltd..................................................   145,294     431,523
#*   LGI Homes, Inc...................................................     5,141     403,466
#*   Libbey, Inc......................................................   115,809     208,456
     Lifetime Brands, Inc.............................................   106,529     851,167
*    Lindblad Expeditions Holdings, Inc...............................   151,503   2,384,657
*    Liquidity Services, Inc..........................................   205,898   1,336,278
#    Lithia Motors, Inc., Class A.....................................    52,741   8,305,653
*    Live Ventures, Inc...............................................     1,917      16,026
*    Luby's, Inc......................................................     8,544      15,721
#*   Lumber Liquidators Holdings, Inc.................................   155,740   1,437,480
*    M/I Homes, Inc...................................................   195,293   8,628,045
*    Malibu Boats, Inc., Class A......................................   132,182   4,311,777
#    Marine Products Corp.............................................   186,225   2,499,139
*    MarineMax, Inc...................................................   186,913   2,887,806
*    MasterCraft Boat Holdings, Inc...................................    55,985     881,764
     MDC Holdings, Inc................................................   462,269  17,894,433
*    Meritage Homes Corp..............................................    74,993   5,406,245
#*   Michaels Cos., Inc. (The)........................................   231,072   2,017,259
*    Modine Manufacturing Co..........................................   297,658   3,402,231
*    Monarch Casino & Resort, Inc.....................................    27,353   1,181,376
#*   Monitronics International, Inc...................................     1,366      10,518
#*   Motorcar Parts of America, Inc...................................   139,831   2,665,179
#    Movado Group, Inc................................................   148,819   3,876,735
     Nathan's Famous, Inc.............................................    55,892   4,253,381
*    National Vision Holdings, Inc....................................    62,204   1,480,455
*    Nautilus, Inc....................................................   162,302     267,798
#*   New Home Co., Inc. (The).........................................   124,403     580,962
     Nobility Homes, Inc..............................................    16,285     403,054

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Noodles & Co.....................................................    89,011 $   474,429
    Office Depot, Inc................................................ 3,348,761   6,898,448
#   Oxford Industries, Inc...........................................   188,771  12,998,771
    P&F Industries, Inc., Class A....................................     8,593      57,143
#   Papa John's International, Inc...................................    72,276   4,231,760
#*  Party City Holdco, Inc...........................................   324,447   1,823,392
#   PetMed Express, Inc..............................................   202,975   4,752,660
#*  Playa Hotels & Resorts NV........................................   284,668   2,374,131
#*  PlayAGS, Inc.....................................................    51,948     599,480
#*  Potbelly Corp....................................................    77,972     331,381
*   QEP Co., Inc.....................................................     8,467     152,406
#*  Quotient Technology Inc..........................................   112,908     972,138
#   RCI Hospitality Holdings, Inc....................................    41,559     779,231
*   Red Lion Hotels Corp.............................................   145,939     875,634
#*  Red Robin Gourmet Burgers, Inc...................................   174,757   5,330,088
#*  Regis Corp.......................................................   294,735   6,071,541
    Rent-A-Center, Inc...............................................   189,988   4,914,990
#*  RH...............................................................    27,913   5,071,792
    Rocky Brands, Inc................................................    56,080   1,559,585
*   RTW RetailWinds, Inc.............................................   266,045     393,747
*   Rubicon Project, Inc. (The)......................................   270,253   2,297,150
    Ruth's Hospitality Group, Inc....................................   402,341   8,280,178
#*  Sally Beauty Holdings, Inc.......................................   390,380   6,050,890
#*  Shake Shack, Inc., Class A.......................................    50,095   4,121,817
*   Shiloh Industries, Inc...........................................   120,809     437,329
#   Shoe Carnival, Inc...............................................   127,656   4,236,903
*   Shutterstock, Inc................................................   140,802   5,713,745
#   Signet Jewelers, Ltd.............................................   358,327   5,747,565
*   Skyline Champion Corp............................................   184,948   5,221,082
#*  Sleep Number Corp................................................   435,376  20,950,293
#   Sonic Automotive, Inc., Class A..................................   340,210  10,964,968
#*  Sonos, Inc.......................................................   132,945   1,738,921
#*  Sportsman's Warehouse Holdings, Inc..............................     2,056      14,001
#*  Stamps.com, Inc..................................................    32,249   2,722,783
    Standard Motor Products, Inc.....................................   273,034  14,296,060
*   Stoneridge, Inc..................................................   310,831   9,598,461
    Strattec Security Corp...........................................    33,460     757,200
    Superior Group of Cos, Inc.......................................   114,059   1,650,434
#   Superior Industries International, Inc...........................    95,457     248,188
*   Sypris Solutions, Inc............................................   117,940     113,222
#   Tailored Brands, Inc.............................................   307,927   1,428,781
*   Tandy Leather Factory, Inc.......................................   100,384     510,955
*   Taylor Morrison Home Corp........................................   191,496   4,796,975
#   Tenneco, Inc., Class A...........................................    45,203     569,106
#   Tile Shop Holdings, Inc..........................................    15,981      26,848
    Tilly's, Inc., Class A...........................................   117,606   1,206,638
*   TopBuild Corp....................................................    53,039   5,512,343
#*  Town Sports International Holdings, Inc..........................    45,376     103,457
#*  Trans World Entertainment Corp...................................       601       1,785
*   TravelCenters of America, Inc....................................    38,266     427,814
#*  TRI Pointe Group, Inc............................................   145,555   2,291,036
#*  Tuesday Morning Corp.............................................     3,557       4,838
    Tupperware Brands Corp...........................................   174,209   1,677,633
#*  Turtle Beach Corp................................................     2,100      22,848
#   Twin River Worldwide Holding, Inc................................     6,244     156,724
*   Unifi, Inc.......................................................   170,961   4,667,235
*   Universal Electronics, Inc.......................................   136,479   7,113,285
*   Universal Technical Institute, Inc...............................    92,105     545,262
*   Vera Bradley, Inc................................................       496       5,337

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Vince Holding Corp...............................................     2,376 $     50,181
*   Vista Outdoor, Inc...............................................   959,575    6,429,152
#*  Visteon Corp.....................................................    85,784    7,979,628
#*  Vitamin Shoppe, Inc..............................................    94,145      608,177
*   VOXX International Corp..........................................    49,138      238,319
#*  Vuzix Corp.......................................................     9,749       23,398
    Weyco Group, Inc.................................................   111,326    2,746,412
*   William Lyon Homes, Class A......................................   117,848    2,280,359
#   Wingstop, Inc....................................................   143,146   11,942,671
    Winmark Corp.....................................................    54,273    9,769,140
#   Winnebago Industries, Inc........................................   345,353   16,601,119
#   Wolverine World Wide, Inc........................................    56,381    1,673,388
#   WW International, Inc............................................   237,142    8,269,142
#*  ZAGG, Inc........................................................   156,818    1,155,749
*   Zovio, Inc.......................................................   100,203      196,398
*   Zumiez, Inc......................................................   229,101    7,310,613
                                                                                ------------
TOTAL CONSUMER DISCRETIONARY.........................................            818,792,647
                                                                                ------------
CONSUMER STAPLES -- (3.6%)
#   Alico, Inc.......................................................    77,475    2,545,054
    Andersons, Inc. (The)............................................   228,648    4,211,696
*   Avon Products, Inc............................................... 3,846,491   16,501,446
#*  Bridgford Foods Corp.............................................    72,953    1,799,751
#   Calavo Growers, Inc..............................................   184,792   16,027,010
#   Cal-Maine Foods, Inc.............................................   145,005    5,784,249
#*  Central Garden & Pet Co..........................................    74,584    2,239,012
*   Central Garden & Pet Co., Class A................................   300,481    8,497,603
#*  Chefs' Warehouse, Inc. (The).....................................   265,327    8,788,957
    Coca-Cola Consolidated, Inc......................................    61,754   16,942,827
*   Coffee Holding Co., Inc..........................................    43,125      163,013
*   Craft Brew Alliance, Inc.........................................   181,204    1,320,977
*   Edgewell Personal Care Co........................................   165,103    5,778,605
*   elf Beauty Inc...................................................   116,822    1,962,610
#*  Farmer Brothers Co...............................................   175,233    2,248,239
    Fresh Del Monte Produce, Inc.....................................    12,041      384,108
#*  Hain Celestial Group, Inc. (The).................................   107,591    2,543,451
#*  Hostess Brands, Inc..............................................   629,792    8,048,742
    Ingles Markets, Inc., Class A....................................   133,007    5,244,466
    Inter Parfums, Inc...............................................   301,212   23,322,845
    John B. Sanfilippo & Son, Inc....................................   110,600   11,736,872
*   Landec Corp......................................................   249,698    2,459,525
*   Lifevantage Corp.................................................    10,307      139,763
*   Lifeway Foods, Inc...............................................     4,260        8,477
#   Limoneira Co.....................................................    53,956    1,020,848
    Mannatech, Inc...................................................    11,825      183,288
#   Medifast, Inc....................................................   120,551   13,373,928
#   MGP Ingredients, Inc.............................................   188,068    8,066,237
*   Natural Alternatives International, Inc..........................    74,759      666,103
#*  Natural Grocers by Vitamin Cottage, Inc..........................    90,358      792,440
#   Natural Health Trends Corp.......................................     5,957       40,329
*   Nature's Sunshine Products, Inc..................................   163,358    1,542,100
    Nu Skin Enterprises, Inc., Class A...............................    43,637    1,945,337
    Oil-Dri Corp. of America.........................................    56,732    1,986,187
    PriceSmart, Inc..................................................    93,882    6,956,656
#*  Primo Water Corp.................................................   219,379    2,653,389
#*  Pyxus International, Inc.........................................    48,108      549,393
#*  Revlon, Inc., Class A............................................    17,731      466,148
#*  RiceBran Technologies............................................    37,765      109,519
#   Rocky Mountain Chocolate Factory, Inc............................    70,528      636,515

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER STAPLES -- (Continued)
#*  S&W Seed Co......................................................    45,555 $    102,954
*   Seneca Foods Corp., Class A......................................    54,757    1,937,303
*   Seneca Foods Corp., Class B......................................    11,120      388,088
*   Simply Good Foods Co. (The)......................................   237,275    5,822,728
    SpartanNash Co...................................................   312,210    4,088,390
*   Sprouts Farmers Market, Inc......................................   226,964    4,405,371
*   Tofutti Brands, Inc..............................................     3,743        7,261
#   Turning Point Brands, Inc........................................    67,729    1,413,504
#*  United Natural Foods, Inc........................................   365,892    2,744,190
    United-Guardian, Inc.............................................    39,576      765,796
    Universal Corp...................................................   115,237    6,314,988
*   USANA Health Sciences, Inc.......................................    31,069    2,302,524
#   Vector Group, Ltd................................................   483,963    5,904,349
#   Village Super Market, Inc., Class A..............................    75,679    2,005,493
#   WD-40 Co.........................................................    92,091   17,257,853
#   Weis Markets, Inc................................................   195,711    7,532,916
*   Willamette Valley Vineyards, Inc.................................     3,868       26,921
                                                                                ------------
TOTAL CONSUMER STAPLES...............................................            252,708,344
                                                                                ------------
ENERGY -- (4.7%)
    Adams Resources & Energy, Inc....................................    39,974    1,199,220
    Amplify Energy Corp..............................................   132,397      959,878
#*  Antero Resources Corp............................................   545,711    1,364,277
*   Apergy Corp......................................................    86,568    2,178,917
#   Arch Coal, Inc., Class A.........................................   113,371    8,943,838
    Archrock, Inc....................................................   742,335    7,156,109
*   Ardmore Shipping Corp............................................   232,234    1,855,550
*   Aspen Aerogels, Inc..............................................    75,490      440,107
*   Barnwell Industries, Inc.........................................    25,033        9,507
#*  Basic Energy Services, Inc.......................................    21,454       12,229
#   Berry Petroleum Corp.............................................   165,451    1,553,585
#*  Bonanza Creek Energy, Inc........................................   174,745    3,113,956
*   Cactus, Inc., Class A............................................     3,965      117,840
#*  California Resources Corp........................................   162,591      908,884
#*  Callon Petroleum Co.............................................. 1,239,813    4,711,289
#*  CARBO Ceramics, Inc..............................................       109          158
#*  Carrizo Oil & Gas, Inc...........................................   581,032    4,276,395
*   Centennial Resource Development, Inc., Class A...................   641,544    2,181,250
#*  Clean Energy Fuels Corp..........................................   453,970    1,021,432
#*  CNX Resources Corp............................................... 1,517,550   12,792,946
#*  CONSOL Energy, Inc...............................................   143,475    1,898,174
#   Core Laboratories NV.............................................    67,910    2,990,756
#*  Dawson Geophysical Co............................................   111,567      267,760
#*  Denbury Resources, Inc........................................... 1,151,794    1,149,606
#   DHT Holdings, Inc................................................ 1,074,268    8,304,092
#*  Diamond Offshore Drilling, Inc...................................   374,497    1,981,089
#   DMC Global, Inc..................................................   121,145    5,420,027
*   Dorian LPG, Ltd..................................................   371,963    4,630,939
#*  Dril-Quip, Inc...................................................   353,684   14,508,118
#*  Earthstone Energy, Inc., Class A.................................    96,402      374,040
*   Era Group, Inc...................................................   138,547    1,339,749
#   Evolution Petroleum Corp.........................................   179,679    1,009,796
*   Exterran Corp....................................................   115,802    1,467,211
#*  Extraction Oil & Gas, Inc........................................   848,509    1,442,465
*   Forum Energy Technologies, Inc...................................   483,613      560,991
#*  Frank's International NV.........................................   737,332    3,612,927
*   FTS International, Inc...........................................    50,903       77,373
    GasLog, Ltd......................................................   320,134    4,389,037
*   Geospace Technologies Corp.......................................   116,021    1,692,746

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
*   Gevo, Inc........................................................     9,610 $    22,680
*   Goodrich Petroleum Corp..........................................    33,705     324,579
#   Green Plains, Inc................................................   173,969   2,145,038
*   Gulf Island Fabrication, Inc.....................................    38,982     204,266
#*  Gulfport Energy Corp.............................................   579,440   1,613,740
    Hallador Energy Co...............................................   101,101     340,205
*   Helix Energy Solutions Group, Inc................................ 1,861,503  15,990,311
#*  Hornbeck Offshore Services, Inc..................................     3,200       1,622
*   International Seaways, Inc.......................................   227,651   5,723,146
*   ION Geophysical Corp.............................................    61,671     581,557
#*  Jagged Peak Energy, Inc..........................................   340,040   2,410,884
#*  Key Energy Services, Inc.........................................     8,319       9,927
#*  KLX Energy Services Holdings, Inc................................    69,518     551,973
    Kosmos Energy, Ltd...............................................   172,998   1,072,588
*   Laredo Petroleum, Inc............................................   895,783   2,114,048
#   Liberty Oilfield Services, Inc., Class A.........................    45,858     422,352
#*  Lonestar Resources US, Inc., Class A.............................    49,821     119,570
#   Mammoth Energy Services, Inc.....................................    96,308     154,093
#*  Matador Resources Co.............................................   398,674   5,545,555
*   Matrix Service Co................................................   312,696   5,866,177
#*  McDermott International, Inc.....................................   522,012     850,880
*   Mitcham Industries, Inc..........................................   102,487     235,720
#*  Montage Resources Corp...........................................     4,036      18,243
#   Nabors Industries, Ltd........................................... 2,037,884   3,770,085
    NACCO Industries, Inc., Class A..................................    40,817   2,061,258
*   Natural Gas Services Group, Inc..................................    62,390     741,817
#   Navios Maritime Acquisition Corp.................................    10,764      79,976
#*  NCS Multistage Holdings, Inc.....................................    68,477     154,073
*   Newpark Resources, Inc........................................... 1,002,739   6,016,434
    NexTier Oilfield Solutions, Inc..................................   873,656   3,774,194
#*  Nine Energy Service, Inc.........................................    32,104     181,388
#*  Noble Corp. P.L.C................................................ 2,030,477   2,497,487
#*  Northern Oil and Gas, Inc........................................   551,989   1,081,898
*   Oasis Petroleum, Inc............................................. 3,161,019   8,250,260
*   Oceaneering International, Inc...................................   793,587  11,237,192
*   Oil States International, Inc....................................   327,307   4,670,671
#*  Overseas Shipholding Group, Inc., Class A........................   329,378     536,886
*   Pacific Drilling SA..............................................     1,726       4,315
#*  Pacific Ethanol, Inc.............................................     6,956       3,847
    Panhandle Oil and Gas, Inc., Class A.............................   131,035   1,859,387
#*  Par Pacific Holdings, Inc........................................   271,442   6,148,161
    Patterson-UTI Energy, Inc........................................   654,152   5,442,545
#*  PDC Energy, Inc..................................................   205,046   4,090,668
    Peabody Energy Corp..............................................   195,742   2,061,163
#*  Penn Virginia Corp...............................................    86,579   2,060,580
*   Pioneer Energy Services Corp.....................................    44,535       2,717
#*  Profire Energy, Inc..............................................     7,831      13,783
*   ProPetro Holding Corp............................................   329,169   2,551,060
    QEP Resources, Inc...............................................    95,200     317,016
#   Range Resources Corp............................................. 1,723,066   6,943,956
#*  Renewable Energy Group, Inc......................................   427,746   6,989,370
*   REX American Resources Corp......................................    53,577   4,335,451
*   RigNet, Inc......................................................    83,222     436,083
#*  Ring Energy, Inc.................................................   870,858   1,445,624
#*  Roan Resources, Inc..............................................    21,544      32,316
#   RPC, Inc.........................................................    89,594     370,919
*   SAExploration Holdings, Inc......................................       616       1,004
*   SandRidge Energy, Inc............................................   118,012     516,893
    Scorpio Tankers, Inc.............................................   329,617  10,485,117

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
#*  SEACOR Holdings, Inc.............................................   110,036 $  4,721,645
#*  SEACOR Marine Holdings, Inc......................................    90,309    1,174,920
#*  Select Energy Services, Inc., Class A............................   340,754    2,589,730
    SemGroup Corp., Class A..........................................   445,431    7,171,439
#   Ship Finance International, Ltd..................................   424,257    6,138,999
*   SilverBow Resources, Inc.........................................    53,243      420,620
    SM Energy Co.....................................................   941,079    7,378,059
#*  Smart Sand, Inc..................................................   204,493      476,469
#   Solaris Oilfield Infrastructure, Inc., Class A...................   196,704    2,092,931
*   SRC Energy, Inc.................................................. 1,118,777    3,490,584
*   Talos Energy, Inc................................................   177,662    3,825,063
    Teekay Corp......................................................     3,000       15,330
*   Teekay Tankers, Ltd., Class A....................................    13,800       28,152
*   TETRA Technologies, Inc..........................................    67,336      114,471
#*  Tidewater, Inc...................................................   125,970    2,044,493
#*  Unit Corp........................................................   271,654      554,174
#   US Silica Holdings, Inc..........................................   456,732    2,037,025
*   VAALCO Energy, Inc...............................................   238,260      474,137
#   Valaris P.L.C....................................................   478,292    1,965,780
#*  W&T Offshore, Inc................................................   931,955    3,755,779
#*  Whiting Petroleum Corp...........................................   913,513    5,791,672
    World Fuel Services Corp.........................................   323,835   13,526,588
                                                                                ------------
TOTAL ENERGY.........................................................            329,187,071
                                                                                ------------
FINANCIALS -- (20.4%)
*   1347 Property Insurance Holdings, Inc............................     3,204       14,610
#   1st Constitution Bancorp.........................................    37,036      703,314
    1st Source Corp..................................................   234,853   12,019,777
    ACNB Corp........................................................    27,041      956,981
#*  Allegiance Bancshares, Inc.......................................   108,728    3,616,293
*   A-Mark Precious Metals, Inc......................................    60,342      651,694
#*  Ambac Financial Group, Inc.......................................   228,043    4,674,881
    American Equity Investment Life Holding Co.......................   137,090    3,383,381
    American National Bankshares, Inc................................    59,130    2,140,506
    American River Bankshares........................................    34,537      497,678
    Ameris Bancorp...................................................   476,979   20,438,550
    AMERISAFE, Inc...................................................   223,285   14,185,296
#   AmeriServ Financial, Inc.........................................   148,132      616,229
    Argo Group International Holdings, Ltd...........................    40,793    2,523,863
    Arrow Financial Corp.............................................   144,621    5,079,090
    Artisan Partners Asset Management, Inc., Class A.................   120,672    3,300,379
*   Ashford, Inc.....................................................       790       18,889
#   Associated Capital Group, Inc., Class A..........................     8,482      344,369
*   Asta Funding, Inc................................................     5,912       40,793
    Atlantic American Corp...........................................     7,131       15,973
*   Atlantic Capital Bancshares, Inc.................................   145,780    2,718,797
*   Atlanticus Holdings Corp.........................................   115,004      909,682
#   Auburn National Bancorporation, Inc..............................    11,571      494,082
#*  Axos Financial, Inc..............................................   271,744    7,894,163
#   Banc of California, Inc..........................................   395,060    5,439,976
    BancFirst Corp...................................................   242,734   14,051,871
    Bancorp 34, Inc..................................................       806       11,856
*   Bancorp of New Jersey, Inc.......................................     4,977       90,283
*   Bancorp, Inc. (The)..............................................   565,791    6,167,122
    Bank of Commerce Holdings........................................    81,335      912,579
    Bank of Marin Bancorp............................................    72,200    3,167,414
    Bank of NT Butterfield & Son, Ltd. (The).........................    69,936    2,304,391
    BankFinancial Corp...............................................   142,451    1,834,769
#   Bankwell Financial Group, Inc....................................    33,337      954,105

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Banner Corp......................................................   247,314 $13,350,010
    Bar Harbor Bankshares............................................    94,528   2,367,926
*   Baycom Corp......................................................    16,307     344,730
    BCB Bancorp, Inc.................................................    76,239     983,483
    Berkshire Hills Bancorp, Inc.....................................   401,605  12,461,803
*   Blucora, Inc.....................................................   305,788   6,614,194
    Blue Capital Reinsurance Holdings, Ltd...........................    14,590     102,276
    Boston Private Financial Holdings, Inc........................... 1,091,133  12,275,246
#   Bridge Bancorp, Inc..............................................   141,728   4,591,987
*   Bridgewater Bancshares, Inc......................................     2,531      31,865
*   BrightSphere Investment Group P.L.C..............................   501,651   4,926,213
    Brookline Bancorp, Inc...........................................   951,145  14,932,976
    Bryn Mawr Bank Corp..............................................   188,269   7,174,932
*   Byline Bancorp, Inc..............................................    33,486     580,647
    C&F Financial Corp...............................................    21,322   1,084,437
    Cadence BanCorp..................................................   145,557   2,238,667
    California First National Bancorp................................    64,941   1,146,209
#   Cambridge Bancorp................................................       194      15,037
    Camden National Corp.............................................   135,813   6,017,874
*   Cannae Holdings, Inc.............................................   439,901  12,845,109
    Capital City Bank Group, Inc.....................................    76,338   2,171,816
    Capitol Federal Financial, Inc...................................   512,590   7,314,659
    Capstar Financial Holdings, Inc..................................    59,428   1,004,927
    Carolina Financial Corp..........................................   172,377   6,541,707
    CBTX, Inc........................................................    11,131     318,903
    Central Pacific Financial Corp...................................   209,205   6,050,209
    Central Valley Community Bancorp.................................    59,523   1,239,864
    Century Bancorp, Inc., Class A...................................    24,140   2,100,421
    Chemung Financial Corp...........................................     3,145     133,883
    Citizens & Northern Corp.........................................    66,871   1,719,253
#   Citizens Community Bancorp, Inc..................................     6,800      75,616
    Citizens Holding Co..............................................    11,132     232,659
#*  Citizens, Inc....................................................   389,685   2,595,302
#   City Holding Co..................................................   182,900  14,511,286
    Civista Bancshares, Inc..........................................    62,768   1,411,025
    CNB Financial Corp...............................................    92,327   2,887,065
    Codorus Valley Bancorp, Inc......................................    38,092     824,684
#   Cohen & Steers, Inc..............................................    79,219   5,184,091
    Colony Bankcorp, Inc.............................................    43,598     677,513
*   Columbia Financial, Inc..........................................     7,968     131,392
    Community Bankers Trust Corp.....................................     6,683      57,875
*   Community First Bancshares, Inc..................................       935       9,528
    Community Trust Bancorp, Inc.....................................   194,035   8,500,673
    Community West Bancshares........................................    17,312     171,735
    ConnectOne Bancorp, Inc..........................................   271,892   6,601,538
#*  Consumer Portfolio Services, Inc.................................   118,706     400,633
#   County Bancorp, Inc..............................................       700      15,393
*   Cowen, Inc., Class A.............................................    71,246   1,066,553
#   Crawford & Co., Class A..........................................   281,599   2,982,133
    Crawford & Co., Class B..........................................   155,433   1,445,527
#*  Curo Group Holdings Corp.........................................     2,704      37,829
*   Customers Bancorp, Inc...........................................   129,090   3,043,942
    Diamond Hill Investment Group, Inc...............................    12,104   1,704,969
    Dime Community Bancshares, Inc...................................   377,221   7,276,593
    DNB Financial Corp...............................................     1,689      76,816
    Donegal Group, Inc., Class A.....................................   197,732   2,910,615
    Donegal Group, Inc., Class B.....................................    34,951     478,304
*   Donnelley Financial Solutions, Inc...............................    43,112     487,166
    Eagle Bancorp Montana, Inc.......................................       578      10,994

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Eagle Bancorp, Inc...............................................    95,166 $ 4,295,793
#*  eHealth, Inc.....................................................   143,990   9,941,070
*   Elevate Credit, Inc..............................................     8,841      36,160
    Elmira Savings Bank..............................................       516       7,250
    Employers Holdings, Inc..........................................   355,125  15,035,992
#*  Encore Capital Group, Inc........................................   344,513  11,434,386
*   Enova International, Inc.........................................   259,791   6,102,491
*   Entegra Financial Corp...........................................    16,965     510,646
    Enterprise Bancorp, Inc..........................................    51,602   1,538,256
    Enterprise Financial Services Corp...............................   259,099  11,348,536
#*  Equity Bancshares, Inc., Class A.................................    74,906   2,079,391
    ESSA Bancorp, Inc................................................    58,904     963,080
    Evans Bancorp, Inc...............................................    25,684     975,735
#*  EZCORP, Inc., Class A............................................   319,002   1,677,951
#   Farmers & Merchants Bancorp, Inc.................................       500      12,800
    Farmers National Banc Corp.......................................   154,335   2,302,678
    Fauquier Bankshares, Inc.........................................       701      13,810
    FB Financial Corp................................................   132,438   4,988,939
    FBL Financial Group, Inc., Class A...............................   219,568  12,598,812
    Federal Agricultural Mortgage Corp., Class A.....................     4,200     314,580
    Federal Agricultural Mortgage Corp., Class C.....................    82,381   6,976,847
    FedNat Holding Co................................................   115,605   1,658,932
    Financial Institutions, Inc......................................   127,197   3,997,802
*   First Acceptance Corp............................................    59,247      45,620
    First Bancorp....................................................   348,308  13,148,627
    First BanCorp.................................................... 1,694,054  17,821,448
    First Bancorp, Inc...............................................    79,476   2,246,787
    First Bancshares, Inc. (The).....................................    47,968   1,581,025
#   First Bank.......................................................    75,382     796,034
    First Busey Corp.................................................   360,919   9,517,434
    First Business Financial Services, Inc...........................    45,627   1,109,649
#   First Capital, Inc...............................................       350      20,545
    First Choice Bancorp.............................................       300       6,708
    First Commonwealth Financial Corp................................   885,942  12,482,923
    First Community Bancshares, Inc..................................   132,740   4,225,114
    First Community Corp.............................................    21,352     408,891
    First Defiance Financial Corp....................................   149,837   4,632,960
    First Financial Bancorp..........................................     6,860     160,798
    First Financial Corp.............................................    97,856   4,292,943
    First Financial Northwest, Inc...................................    64,786     916,722
    First Foundation, Inc............................................   267,060   4,275,631
    First Internet Bancorp...........................................    33,021     750,898
    First Merchants Corp.............................................   358,869  14,193,269
    First Mid Bancshares, Inc........................................    60,256   2,102,934
    First Midwest Bancorp, Inc.......................................   185,473   3,809,615
    First Northwest Bancorp..........................................    50,382     885,212
    First of Long Island Corp. (The).................................   104,884   2,458,481
    First United Corp................................................    41,316     966,794
    Flagstar Bancorp, Inc............................................   328,156  11,925,189
    Flushing Financial Corp..........................................   275,341   5,958,379
    Franklin Financial Network, Inc..................................   120,391   4,005,409
    FS Bancorp, Inc..................................................    18,759   1,073,953
#   GAIN Capital Holdings, Inc.......................................   255,912   1,079,949
#   GAMCO Investors, Inc., Class A...................................    88,475   1,394,366
*   Genworth Financial, Inc., Class A................................   171,929     735,856
#   German American Bancorp, Inc.....................................   157,885   5,218,099
#   Glen Burnie Bancorp..............................................     1,500      15,930
    Global Indemnity, Ltd............................................    66,317   1,642,009
#   Goosehead Insurance, Inc., Class A...............................    19,314     988,491

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   Great Elm Capital Group, Inc.....................................   1,686 $     5,547
    Great Southern Bancorp, Inc...................................... 125,023   7,553,890
    Great Western Bancorp, Inc.......................................  71,610   2,497,041
*   Green Dot Corp., Class A......................................... 103,530   2,985,805
#*  Greenlight Capital Re, Ltd., Class A............................. 198,000   2,138,400
    Guaranty Bancshares, Inc.........................................  18,497     585,615
    Guaranty Federal Bancshares, Inc.................................  17,656     428,511
*   Hallmark Financial Services, Inc................................. 129,220   2,302,700
    Hanmi Financial Corp............................................. 364,454   7,015,739
#*  HarborOne Bancrop, Inc........................................... 214,826   2,193,373
#   Hawthorn Bancshares, Inc.........................................   9,522     228,528
#   HCI Group, Inc................................................... 134,126   5,639,998
#   Heartland Financial USA, Inc..................................... 209,323   9,792,130
#   Hennessy Advisors, Inc...........................................   3,186      35,365
    Heritage Commerce Corp........................................... 288,064   3,462,529
#   Heritage Financial Corp.......................................... 412,011  11,342,663
#   Heritage Insurance Holdings, Inc................................. 112,130   1,493,572
    Hingham Institution for Savings..................................  14,873   2,825,721
*   HMN Financial, Inc...............................................  37,346     786,133
    Home Bancorp, Inc................................................  35,862   1,368,494
*   HomeStreet, Inc.................................................. 226,887   6,808,879
    HomeTrust Bancshares, Inc........................................  60,854   1,624,802
    Hope Bancorp, Inc................................................ 661,455   9,438,963
    Horace Mann Educators Corp....................................... 409,827  17,852,064
    Horizon Bancorp, Inc............................................. 291,852   5,327,758
*   Howard Bancorp, Inc..............................................  71,026   1,191,816
#*  Impac Mortgage Holdings, Inc.....................................   8,607      68,426
    Independence Holding Co..........................................  32,151   1,257,104
    Independent Bank Corp............................................ 107,341   8,810,549
    Independent Bank Corp............................................   9,686     218,032
    Independent Bank Group, Inc...................................... 114,323   6,112,851
    International Bancshares Corp....................................  28,024   1,147,863
*   INTL. FCStone, Inc............................................... 151,743   6,069,720
    Investar Holding Corp............................................  42,538   1,055,368
    Investors Title Co...............................................  21,220   3,219,074
    James River Group Holdings, Ltd.................................. 360,623  12,913,910
    Kearny Financial Corp............................................ 827,747  11,613,290
    Kentucky First Federal Bancorp...................................  40,640     304,800
    Kingstone Cos., Inc..............................................  75,108     606,122
    Kinsale Capital Group, Inc....................................... 140,397  14,842,771
    Ladenburg Thalmann Financial Services, Inc....................... 607,880   1,373,809
    Lake Shore Bancorp, Inc..........................................   4,212      62,843
    Lakeland Bancorp, Inc............................................ 429,639   7,110,525
#   Lakeland Financial Corp.......................................... 255,382  11,888,032
    Landmark Bancorp, Inc............................................  18,750     434,813
    LCNB Corp........................................................  20,450     369,736
    LegacyTexas Financial Group, Inc................................. 332,060  14,125,832
#*  LendingClub Corp................................................. 366,844   4,636,908
    Level One Bancorp, Inc...........................................     820      20,008
#   Live Oak Bancshares, Inc......................................... 142,653   2,589,152
    Luther Burbank Corp..............................................  37,796     437,300
    Macatawa Bank Corp............................................... 235,142   2,458,410
    Mackinac Financial Corp..........................................  51,008     797,765
*   Magyar Bancorp, Inc..............................................  15,818     195,352
    Maiden Holdings, Ltd............................................. 800,621     460,357
*   Malvern Bancorp, Inc.............................................  17,009     380,661
#   Manning & Napier, Inc............................................   5,926      10,133
    Marlin Business Services Corp....................................  90,695   2,153,099
#*  MBIA, Inc........................................................ 476,385   4,425,617

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
#   Medley Management, Inc., Class A.................................   6,004 $    19,213
    Mercantile Bank Corp............................................. 120,423   4,240,094
    Merchants Bancorp................................................  11,279     184,186
    Meridian Bancorp, Inc............................................ 600,710  11,749,888
#   Meta Financial Group, Inc........................................ 297,584   9,421,509
*   Metropolitan Bank Holding Corp...................................   8,911     382,638
    Mid Penn Bancorp, Inc............................................   7,841     199,946
    Middlefield Banc Corp............................................     916      42,136
    Midland States Bancorp, Inc......................................  92,724   2,485,003
    MidWestOne Financial Group, Inc..................................  60,784   1,981,254
*   MMA Capital Holdings, Inc........................................   6,135     195,277
    Moelis & Co., Class A............................................  71,324   2,544,840
#*  Mr Cooper Group, Inc............................................. 297,607   3,809,370
    MSB Financial Corp...............................................   5,744      90,181
    MutualFirst Financial, Inc.......................................  51,177   2,041,451
    National Bank Holdings Corp., Class A............................ 403,257  13,872,041
*   National Holdings Corp...........................................     522       1,389
    National Security Group, Inc. (The)..............................  14,003     193,521
    National Western Life Group, Inc., Class A.......................  26,402   7,197,185
#   NBT Bancorp, Inc................................................. 356,545  14,172,664
    Nelnet, Inc., Class A............................................  10,816     662,696
>>  NewStar Financial, Inc........................................... 218,406     153,387
*   NI Holdings, Inc.................................................  17,256     301,980
*   Nicholas Financial, Inc..........................................  57,620     484,584
*   Nicolet Bankshares, Inc..........................................  44,123   3,043,605
*   NMI Holdings, Inc., Class A...................................... 763,913  22,344,455
*   Northeast Bank...................................................  36,443     780,245
    Northfield Bancorp, Inc.......................................... 412,881   7,023,106
    Northrim BanCorp, Inc............................................  50,171   1,954,160
#   Northwest Bancshares, Inc........................................ 761,131  12,840,280
    Norwood Financial Corp...........................................  19,021     593,455
    OceanFirst Financial Corp........................................ 444,277  10,631,549
*   Ocwen Financial Corp............................................. 605,220   1,022,822
    OFG Bancorp...................................................... 404,124   8,207,758
    Ohio Valley Banc Corp............................................  17,410     639,643
    Old Line Bancshares, Inc.........................................  92,368   2,704,535
    Old Second Bancorp, Inc..........................................  89,938   1,085,552
*   On Deck Capital, Inc............................................. 252,402   1,125,713
    Oppenheimer Holdings, Inc., Class A..............................  57,414   1,561,661
    Opus Bank........................................................ 189,041   4,686,326
#   Origin Bancorp, Inc..............................................  19,190     675,296
    Oritani Financial Corp........................................... 522,474   9,749,365
    Orrstown Financial Services, Inc.................................  29,594     641,894
*   Pacific Mercantile Bancorp....................................... 130,504     934,409
    Pacific Premier Bancorp, Inc..................................... 329,596  11,125,513
    Park National Corp...............................................  39,635   4,013,044
    Parke Bancorp, Inc...............................................  20,393     490,248
    Pathfinder Bancorp, Inc..........................................     100       1,305
    Patriot National Bancorp, Inc....................................   1,132      14,716
    PB Bancorp, Inc..................................................   3,437      51,830
    PCSB Financial Corp..............................................  52,687   1,067,439
    Peapack Gladstone Financial Corp................................. 147,751   4,314,329
    Penns Woods Bancorp, Inc.........................................  54,091   1,653,562
*   Pennymac Financial Services, Inc................................. 105,846   3,294,986
    Peoples Bancorp of North Carolina, Inc...........................  18,152     539,840
    Peoples Bancorp, Inc............................................. 154,619   5,057,587
    People's Utah Bancorp............................................  69,662   2,027,164
    Piper Jaffray Cos................................................ 166,228  13,055,547
#   PJT Partners, Inc., Class A......................................  69,282   2,877,281

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#*  PRA Group, Inc...................................................   343,163 $11,643,521
    Preferred Bank...................................................   151,049   8,052,422
    Premier Financial Bancorp, Inc...................................    88,632   1,573,218
    ProAssurance Corp................................................    47,653   1,868,951
    Protective Insurance Corp., Class A..............................     4,882      72,498
    Protective Insurance Corp., Class B..............................    55,249     879,012
    Provident Financial Holdings, Inc................................    71,903   1,442,374
    Provident Financial Services, Inc................................   295,271   7,367,011
    Prudential Bancorp, Inc..........................................    42,648     744,208
    Pzena Investment Management, Inc., Class A.......................   105,207     873,218
    QCR Holdings, Inc................................................    87,295   3,542,431
*   Randolph Bancorp, Inc............................................     3,714      55,933
    RBB Bancorp......................................................    11,439     230,381
*   Regional Management Corp.........................................    92,326   2,670,991
    Renasant Corp....................................................   300,327  10,421,347
    Republic Bancorp, Inc., Class A..................................   193,804   8,618,464
#*  Republic First Bancorp, Inc......................................   189,705     768,305
    Riverview Bancorp, Inc...........................................   139,469   1,002,782
#   S&T Bancorp, Inc.................................................   268,230  10,100,201
*   Safeguard Scientifics, Inc.......................................   251,531   2,844,816
    Safety Insurance Group, Inc......................................   178,562  17,356,226
    Salisbury Bancorp, Inc...........................................     8,588     326,859
    Sandy Spring Bancorp, Inc........................................   301,118  10,388,571
#   SB Financial Group, Inc..........................................     5,446      92,146
    SB One Bancorp...................................................    32,514     717,909
*   Seacoast Banking Corp. of Florida................................   343,757   9,625,196
#*  Security National Financial Corp., Class A.......................    37,416     184,461
*   Select Bancorp, Inc..............................................    50,252     567,848
#   ServisFirst Bancshares, Inc......................................   211,581   7,405,335
#   Severn Bancorp, Inc..............................................     1,621      13,454
    Shore Bancshares, Inc............................................    54,049     843,705
#*  Siebert Financial Corp...........................................    13,141     117,875
    Sierra Bancorp...................................................   115,992   3,159,622
    Silvercrest Asset Management Group, Inc., Class A................    10,134     121,811
*   SmartFinancial, Inc..............................................    48,588   1,022,777
    Sound Financial Bancorp, Inc.....................................       300      11,040
*   Southern First Bancshares, Inc...................................    41,931   1,690,239
    Southern Missouri Bancorp, Inc...................................    40,738   1,483,271
    Southern National Bancorp of Virginia, Inc.......................   122,198   1,935,616
#   Southside Bancshares, Inc........................................   403,491  13,900,265
    Southwest Georgia Financial Corp.................................    13,465     274,484
    State Auto Financial Corp........................................   246,720   8,163,965
    Sterling Bancorp, Inc............................................    42,034     407,309
    Stewardship Financial Corp.......................................     4,808      75,726
    Stewart Information Services Corp................................   354,189  14,493,414
    Stock Yards Bancorp, Inc.........................................   218,579   8,730,045
    Summit Financial Group, Inc......................................    48,375   1,231,627
    Summit State Bank................................................     2,078      25,165
    Territorial Bancorp, Inc.........................................    64,464   1,905,556
*   Third Point Reinsurance, Ltd.....................................   571,226   5,420,935
    Timberland Bancorp, Inc..........................................    71,651   1,898,751
    Tiptree, Inc.....................................................   253,600   1,863,960
    Tompkins Financial Corp..........................................   129,738  11,353,372
    Towne Bank.......................................................   172,890   4,856,480
    TriCo Bancshares.................................................   238,721   8,983,071
#*  TriState Capital Holdings, Inc...................................   244,776   5,659,221
*   Triumph Bancorp, Inc.............................................   254,596   8,261,640
    TrustCo Bank Corp. NY............................................ 1,166,003  10,074,266
#   Trustmark Corp...................................................   223,619   7,674,604

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES      VALUE+
                                                                      ------- --------------
FINANCIALS -- (Continued)
    Two River Bancorp................................................   5,662 $      118,732
#*  Unico American Corp.............................................. 109,255        735,832
#   Union Bankshares, Inc............................................  14,917        495,841
    United Bancorp, Inc..............................................   2,991         35,593
    United Bancshares, Inc...........................................   6,297        132,993
    United Community Banks, Inc...................................... 131,951      3,986,240
    United Community Financial Corp.................................. 456,272      5,196,938
    United Financial Bancorp, Inc.................................... 434,174      6,130,537
    United Fire Group, Inc........................................... 237,748     10,822,289
#   United Insurance Holdings Corp................................... 252,957      3,101,253
    United Security Bancshares....................................... 126,844      1,290,003
    Unity Bancorp, Inc...............................................  56,000      1,223,040
#   Universal Insurance Holdings, Inc................................ 432,583     11,727,325
    Univest Financial Corp........................................... 230,993      5,948,070
#   US Global Investors, Inc., Class A...............................   7,643         11,312
    Value Line, Inc..................................................  74,436      1,505,840
#   Veritex Holdings, Inc............................................ 163,932      4,036,006
#   Victory Capital Holdings, Inc., Class A..........................   4,141         64,434
#   Virtus Investment Partners, Inc.................................. 104,495     11,335,618
#   Waddell & Reed Financial, Inc., Class A.......................... 430,585      7,130,488
    Walker & Dunlop, Inc............................................. 339,012     21,354,366
    Washington Trust Bancorp, Inc.................................... 184,720      9,437,345
    Waterstone Financial, Inc........................................ 209,963      3,911,611
#   Wellesley Bank...................................................     801         25,432
    WesBanco, Inc.................................................... 352,118     13,236,116
    West Bancorporation, Inc......................................... 109,758      2,577,118
#   Westamerica Bancorporation....................................... 113,750      7,509,775
    Western New England Bancorp, Inc................................. 227,404      2,173,982
    Westwood Holdings Group, Inc.....................................  70,924      2,144,033
#   WisdomTree Investments, Inc...................................... 522,112      2,667,992
#*  World Acceptance Corp............................................ 116,377     12,081,096
    WSFS Financial Corp.............................................. 404,092     17,040,560
#   WVS Financial Corp...............................................  12,581        192,615
                                                                              --------------
TOTAL FINANCIALS.....................................................          1,420,194,224
                                                                              --------------
HEALTH CARE -- (9.7%)
#*  Abeona Therapeutics, Inc.........................................   1,178          2,792
#*  Accuray, Inc..................................................... 391,280      1,017,328
#*  Achieve Life Sciences, Inc.......................................   4,250          5,398
*   Achillion Pharmaceuticals, Inc................................... 895,529      5,740,341
#*  Aclaris Therapeutics, Inc........................................   8,293         14,513
#*  Acorda Therapeutics, Inc......................................... 157,764        260,311
#*  Adamas Pharmaceuticals, Inc......................................  32,829        134,927
*   Addus HomeCare Corp.............................................. 149,800     12,614,658
#*  Adverum Biotechnologies, Inc..................................... 266,263      1,935,732
#*  Aeglea BioTherapeutics, Inc......................................  40,673        309,522
*   Affimed NV.......................................................   9,800         28,812
#*  Agios Pharmaceuticals, Inc.......................................   7,554        227,224
#*  Aimmune Therapeutics Inc.........................................  19,467        541,572
#*  Akcea Therapeutics, Inc..........................................   5,166         94,693
#*  Akebia Therapeutics, Inc......................................... 208,104        776,228
*   Akorn, Inc....................................................... 406,643      2,029,149
*   Albireo Pharma, Inc..............................................  27,162        498,966
#*  Aldeyra Therapeutics, Inc........................................  33,225        185,728
#*  Allscripts Healthcare Solutions, Inc............................. 672,814      7,360,585
#*  Alphatec Holdings, Inc...........................................   8,045         55,350
*   Alpine Immune Sciences, Inc......................................   3,775         12,609
#*  Altimmune, Inc...................................................   5,649         10,790
#*  AMAG Pharmaceuticals, Inc........................................ 225,973      2,193,068

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
HEALTH CARE -- (Continued)
#*  American Renal Associates Holdings, Inc..........................   209,521 $ 1,743,215
#*  American Shared Hospital Services................................    41,663      99,158
*   Amicus Therapeutics, Inc.........................................    74,909     631,483
*   Amphastar Pharmaceuticals, Inc...................................   364,325   7,036,937
*   AnaptysBio, Inc..................................................    62,053   2,340,639
*   AngioDynamics, Inc...............................................   253,727   3,882,023
#*  ANI Pharmaceuticals, Inc.........................................    99,423   7,765,931
#*  Anika Therapeutics, Inc..........................................   200,842  14,137,268
#*  Apollo Endosurgery, Inc..........................................     7,023      21,561
#*  Apollo Medical Holdings, Inc.....................................     8,532     127,724
*   Applied Genetic Technologies Corp................................   113,566     344,105
    Apyx Medical Corp................................................    21,937     144,784
*   Aravive, Inc.....................................................    35,088     227,721
*   Arcus Biosciences, Inc...........................................    12,672      99,475
#*  Ardelyx, Inc.....................................................   101,935     509,675
#*  Arena Pharmaceuticals, Inc.......................................    30,602   1,490,776
*   Assembly Biosciences, Inc........................................    37,009     611,019
#*  Assertio Therapeutics, Inc.......................................   106,851      84,423
#*  Atara Biotherapeutics, Inc.......................................    93,022   1,015,800
*   AtriCure Inc.....................................................    52,140   1,386,403
#   Atrion Corp......................................................    20,115  16,965,594
*   Audentes Therapeutics, Inc.......................................   186,237   5,009,775
#*  Avanos Medical, Inc..............................................   206,305   9,085,672
*   Avrobio, Inc.....................................................    12,150     176,418
#*  AxoGen, Inc......................................................    25,143     312,653
#   Axovant Gene Therapies, Ltd......................................     2,400      14,832
*   BioDelivery Sciences International, Inc..........................     3,700      21,386
*   BioSpecifics Technologies Corp...................................    60,535   2,931,710
*   BioTelemetry, Inc................................................   301,832  11,880,108
*   Brookdale Senior Living, Inc..................................... 1,732,788  12,735,992
#*  Caladrius Biosciences, Inc.......................................     5,000      10,550
*   Calithera Biosciences, Inc.......................................   181,111     521,600
#*  Calyxt, Inc......................................................     2,100       9,618
*   Cambrex Corp.....................................................   144,107   8,607,511
#*  Capital Senior Living Corp.......................................   188,469     774,608
*   Cardiovascular Systems, Inc......................................     8,757     389,862
#*  CareDx, Inc......................................................    12,346     323,589
*   Catabasis Pharmaceuticals, Inc...................................    49,185     247,892
#*  Catalyst Biosciences, Inc........................................    39,847     216,768
#*  Catalyst Pharmaceuticals, Inc....................................    67,185     317,785
#*  Celldex Therapeutics, Inc........................................    16,299      36,510
#*  Champions Oncology, Inc..........................................    13,095      68,487
#*  Check Cap, Ltd...................................................     8,524      14,661
*   Chembio Diagnostics, Inc.........................................     3,713      19,865
#*  ChemoCentryx, Inc................................................   273,647   2,353,364
*   Chimerix, Inc....................................................    37,870      54,154
#*  Codexis, Inc.....................................................     5,649      76,374
#*  Collegium Pharmaceutical, Inc....................................   109,122   1,309,464
#*  Community Health Systems, Inc....................................   338,084   1,196,817
#   Computer Programs & Systems, Inc.................................    63,873   1,473,550
*   Concert Pharmaceuticals, Inc.....................................   168,010   1,046,702
    CONMED Corp......................................................   251,185  27,635,374
#*  Corcept Therapeutics, Inc........................................   628,796   9,174,134
*   CorVel Corp......................................................   260,818  20,635,920
#*  Corvus Pharmaceuticals, Inc......................................    77,908     259,434
#*  Covetrus, Inc....................................................   214,738   2,129,127
*   Cross Country Healthcare, Inc....................................   323,587   3,497,975
*   CryoLife, Inc....................................................   468,929  10,527,456
*   Cumberland Pharmaceuticals, Inc..................................   173,080     910,401

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- -----------
HEALTH CARE -- (Continued)
*    Cutera, Inc...................................................... 123,228 $ 3,881,682
*    Cyclerion Therapeutics, Inc......................................   1,277       3,052
*    Cymabay Therapeutics, Inc........................................ 142,862     641,450
*    CytomX Therapeutics, Inc.........................................  59,122     362,418
*    Deciphera Pharmaceuticals, Inc................................... 153,146   6,790,494
#*   Denali Therapeutics, Inc......................................... 106,760   1,672,929
#*   Dermira, Inc..................................................... 103,941     695,365
*    Digirad Corp.....................................................  10,428      42,651
#*   Diplomat Pharmacy, Inc........................................... 248,418   1,351,394
#*   Eagle Pharmaceuticals, Inc.......................................  65,849   4,128,732
#>>  Elanco Animal Health, Inc........................................ 210,656           0
*    Electromed, Inc..................................................  15,464     104,382
*    Enanta Pharmaceuticals, Inc...................................... 109,153   6,645,235
*    Endo International P.L.C......................................... 369,345   1,695,294
#*   Endologix, Inc...................................................   4,358      10,677
     Ensign Group, Inc. (The)......................................... 472,750  19,973,687
#*   Enzo Biochem, Inc................................................ 250,502     791,586
#*   Epizyme, Inc..................................................... 205,772   2,368,436
#*   Evolent Health, Inc., Class A.................................... 285,435   2,175,015
*    Five Prime Therapeutics, Inc..................................... 214,115     845,754
*    Fluidigm Corp....................................................  41,613     204,736
*    FONAR Corp.......................................................  23,638     480,561
*    Fulgent Genetics, Inc............................................  11,110     106,434
#*   G1 Therapeutics, Inc.............................................  95,992   2,036,950
#*   Genomic Health, Inc..............................................  45,369   3,025,205
#*   GlycoMimetics, Inc............................................... 143,514     757,754
#*   Hanger, Inc......................................................  46,458   1,050,415
#    Harrow Health, Inc...............................................   1,670       8,350
#*   Harvard Bioscience, Inc.......................................... 237,609     665,305
*    HealthStream, Inc................................................ 317,093   8,897,630
#*   Heron Therapeutics, Inc.......................................... 127,435   2,707,994
#*   Heska Corp.......................................................  47,930   3,883,289
#*   Icad, Inc........................................................  27,870     191,188
#*   Idera Pharmaceuticals, Inc.......................................  21,247      56,092
*    Infinity Pharmaceuticals, Inc.................................... 110,672     115,099
*    InfuSystem Holdings, Inc.........................................   5,697      39,480
#*   Innoviva, Inc.................................................... 596,865   6,935,571
*    Inogen, Inc......................................................  39,286   2,138,533
#*   Inovalon Holdings, Inc., Class A.................................   8,400     131,292
#*   Inovio Pharmaceuticals, Inc...................................... 206,156     439,112
#*   Insmed, Inc......................................................  11,498     213,748
#*   Inspire Medical Systems, Inc.....................................  32,986   2,011,486
*    Integer Holdings Corp............................................ 126,034   9,760,073
#*   Intellia Therapeutics, Inc....................................... 113,948   1,422,641
#*   Intra-Cellular Therapies, Inc.................................... 181,042   1,674,639
#*   IntriCon Corp....................................................  76,967   1,591,678
#    Invacare Corp.................................................... 345,480   2,667,106
#*   Iovance Biotherapeutics, Inc..................................... 219,195   4,631,590
*    IRIDEX Corp......................................................  18,663      33,034
#    IVERIC bio, Inc..................................................  32,174     105,531
#*   Joint Corp. (The)................................................   2,573      49,067
#*   Jounce Therapeutics, Inc.........................................  67,825     245,187
#*   Kala Pharmaceuticals, Inc........................................  62,579     227,162
#*   KalVista Pharmaceuticals, Inc....................................  11,346     120,268
#*   Karyopharm Therapeutics, Inc..................................... 176,391   2,063,775
     Kewaunee Scientific Corp.........................................  26,379     419,690
#*   Kindred Biosciences, Inc......................................... 259,400   2,119,298
#*   Kiniksa Pharmaceuticals Ltd., Class A............................   7,234      51,000
#*   Kura Oncology, Inc............................................... 107,694   1,613,256

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- -----------
HEALTH CARE -- (Continued)
#*   Lannett Co., Inc.................................................   3,787 $    45,027
*    Lantheus Holdings, Inc........................................... 234,451   4,888,303
#    LeMaitre Vascular, Inc........................................... 232,320   8,038,272
#*   Ligand Pharmaceuticals, Inc......................................  58,896   6,408,474
#    Lineage Cell Therapeutics, Inc...................................   5,399       4,211
     Luminex Corp..................................................... 383,249   7,854,688
*    MacroGenics, Inc................................................. 324,656   2,759,576
#*   Madrigal Pharmaceuticals, Inc....................................  40,189   3,714,669
*    Magellan Health, Inc.............................................  80,035   5,194,271
#*   Mallinckrodt P.L.C............................................... 785,729   2,482,904
#*   Marinus Pharmaceuticals, Inc.....................................  36,866      43,133
*>>  MedCath Corp.....................................................  92,602           0
*    MEDNAX, Inc...................................................... 309,354   6,793,414
*    Medpace Holdings, Inc............................................ 105,798   7,789,907
*    MEI Pharma, Inc..................................................  24,584      44,497
#*   Melinta Therapeutics, Inc........................................   7,301      18,983
#    Meridian Bioscience, Inc......................................... 140,270   1,373,243
*    Merit Medical Systems, Inc.......................................  50,643   1,046,031
#    Merrimack Pharmaceuticals, Inc................................... 183,192     723,608
#*   Mersana Therapeutics, Inc........................................   3,120       5,866
#    Mesa Laboratories, Inc...........................................  34,230   7,795,882
*    Microbot Medical, Inc............................................   3,500      17,255
#*   Micron Solutions, Inc............................................  16,626      39,237
#    Millendo Therapeutics, Inc.......................................   1,000       7,210
#*   Minerva Neurosciences, Inc....................................... 241,854   1,146,388
*    Miragen Therapeutics, Inc........................................   4,706       3,035
*    Misonix, Inc.....................................................  62,661   1,087,168
#*   Molecular Templates, Inc.........................................  16,147     136,604
#*   Momenta Pharmaceuticals, Inc..................................... 321,212   4,972,362
#*   MTBC, Inc........................................................   4,370      15,732
#*   Myriad Genetics, Inc............................................. 239,552   8,065,716
#*   Nabriva Therapeutics P.L.C.......................................  76,238     147,139
#*   NantKwest, Inc...................................................  25,548      26,825
     National HealthCare Corp......................................... 109,117   8,967,235
     National Research Corp........................................... 234,809  13,485,081
*    Natus Medical, Inc............................................... 441,325  14,863,826
#*   NeoGenomics, Inc................................................. 382,818   8,778,017
     Neoleukin Therapeutics, Inc......................................  77,950     232,291
#*   NewLink Genetics Corp............................................ 146,523     216,854
*    NextGen Healthcare, Inc.......................................... 604,272  10,215,218
#*   Nuvectra Corp....................................................  41,942      55,363
#*   ObsEva SA........................................................  36,595     282,513
*    OncoSec Medical, Inc.............................................   5,300      11,448
#*   OPKO Health, Inc.................................................  40,597      57,648
#*   Optinose, Inc....................................................     290       2,268
#*   Option Care Health, Inc.......................................... 320,577   1,134,843
*    OraSure Technologies, Inc........................................ 516,020   4,406,811
*    Orthofix Medical, Inc............................................ 223,639   9,399,547
#*   OrthoPediatrics Corp.............................................   6,767     261,748
#*   Otonomy, Inc.....................................................  86,734     197,754
#    Owens & Minor, Inc............................................... 559,760   3,767,185
*    Oxford Immunotec Global P.L.C....................................  17,481     271,130
#*   Pacira BioSciences, Inc.......................................... 102,480   4,149,415
#    Patterson Cos., Inc.............................................. 337,158   5,775,517
#*   PDL BioPharma, Inc............................................... 954,327   2,691,202
#    Pennant Group, Inc............................................... 236,375   4,252,386
#*   PetIQ, Inc....................................................... 136,882   3,383,723
*    Pfenex, Inc...................................................... 123,567   1,139,288
     Phibro Animal Health Corp., Class A..............................  71,113   1,703,867

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
#*  Pieris Pharmaceuticals, Inc......................................  70,070 $   231,932
#*  Prestige Consumer Healthcare, Inc................................ 304,582  10,800,478
#*  Progenics Pharmaceuticals, Inc...................................  86,844     461,142
    ProPhase Labs, Inc...............................................     743       1,259
*   Protagonist Therapeutics, Inc.................................... 106,152   1,427,744
*   Prothena Corp. P.L.C............................................. 131,114   1,193,137
*   Providence Service Corp. (The)................................... 178,104  11,375,502
    Psychemedics Corp................................................  12,225     117,727
*   Quidel Corp......................................................  24,055   1,368,730
#*  Quorum Health Corp...............................................  13,773      15,288
*   R1 RCM, Inc......................................................  25,396     269,959
#*  Ra Pharmaceuticals, Inc..........................................  57,363   2,700,076
#*  RadNet, Inc...................................................... 305,105   4,765,740
#*  REGENXBIO, Inc................................................... 129,003   4,604,117
#*  Retrophin, Inc................................................... 141,033   1,692,396
#*  Revance Therapeutics, Inc........................................ 106,353   1,665,488
*   Rexahn Pharmaceuticals, Inc......................................   2,030       3,410
#*  Rhythm Pharmaceuticals, Inc......................................  64,937   1,384,457
#*  Rigel Pharmaceuticals, Inc....................................... 194,201     398,112
#*  Rocket Pharmaceuticals, Inc......................................  15,172     220,601
*   RTI Surgical Holdings, Inc....................................... 223,724     492,193
#*  Sangamo Therapeutics, Inc........................................ 574,489   5,199,125
#*  Savara, Inc......................................................     468         413
*   SeaSpine Holdings Corp...........................................  90,840   1,257,226
*   Select Medical Holdings Corp..................................... 167,055   3,043,742
#*  Sesen Bio, Inc...................................................   9,143      11,154
#*  Sientra, Inc.....................................................  14,174      91,139
#*  SIGA Technologies, Inc...........................................  60,793     337,401
#   Simulations Plus, Inc............................................ 148,270   5,250,241
*   Soleno Therapeutics, Inc.........................................  26,025      39,818
#*  Sorrento Therapeutics, Inc.......................................  13,797      20,971
#*  Spark Therapeutics, Inc..........................................  25,472   2,780,778
#*  Spectrum Pharmaceuticals, Inc.................................... 230,142   1,785,902
*   Spero Therapeutics, Inc..........................................  30,350     332,940
*   Spring Bank Pharmaceuticals, Inc.................................   3,108       9,231
*   Strata Skin Sciences, Inc........................................  22,306      59,111
*   Supernus Pharmaceuticals, Inc.................................... 213,754   5,940,224
#*  Surface Oncology, Inc............................................   2,366       3,809
#*  Surgery Partners, Inc............................................  69,951     556,110
*   Surmodics, Inc................................................... 146,299   6,950,665
#*  Syndax Pharmaceuticals, Inc......................................  98,038     658,815
#*  Synlogic, Inc.................................................... 133,684     286,084
#*  Syros Pharmaceuticals, Inc.......................................  97,459     504,350
#*  Tactile Systems Technology, Inc..................................  18,766     852,352
#*  Tenet Healthcare Corp............................................ 273,225   6,923,521
#*  Tetraphase Pharmaceuticals, Inc..................................   2,469       8,666
#*  Tivity Health, Inc............................................... 126,302   2,047,355
#*  Triple-S Management Corp., Class B............................... 142,731   2,159,520
#*  Trovagene, Inc...................................................   4,000       7,240
#   US Physical Therapy, Inc......................................... 141,440  20,009,517
#   Utah Medical Products, Inc.......................................  48,213   4,940,386
*   Vanda Pharmaceuticals, Inc....................................... 315,766   4,265,999
*   Varex Imaging Corp............................................... 252,631   7,581,456
#*  Verastem, Inc....................................................  87,613      95,498
#*  Vericel Corp.....................................................  93,807   1,488,717
#*  Vocera Communications, Inc....................................... 114,886   2,288,529
#*  XBiotech, Inc....................................................  15,923     173,083
#*  Xencor, Inc...................................................... 153,934   5,266,082
#*  Zafgen, Inc......................................................  39,028      28,881

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
HEALTH CARE -- (Continued)
#*  Zogenix, Inc..................................................... 110,097 $  4,915,831
#*  Zynerba Pharmaceuticals, Inc.....................................  16,286      126,379
                                                                              ------------
TOTAL HEALTH CARE....................................................          677,675,117
                                                                              ------------
INDUSTRIALS -- (18.6%)
#   AAON, Inc........................................................ 397,794   19,356,656
    AAR Corp......................................................... 290,650   12,134,637
*   Acacia Research Corp.............................................  82,259      208,938
    ACCO Brands Corp................................................. 672,194    6,150,575
    Acme United Corp.................................................  32,984      681,482
#   Actuant Corp., Class A........................................... 229,062    5,673,866
*   Advanced Disposal Services, Inc..................................   5,097      167,080
    Advanced Drainage Systems, Inc................................... 200,172    7,410,367
*   Aegion Corp...................................................... 301,196    6,526,917
*   AeroCentury Corp.................................................   9,767       58,442
#*  Aerovironment, Inc............................................... 239,398   13,880,296
*   Air Transport Services Group, Inc................................ 589,476   12,325,943
    Aircastle, Ltd................................................... 363,567    9,896,294
    Alamo Group, Inc................................................. 100,945   10,807,172
    Albany International Corp., Class A.............................. 214,764   18,035,881
#   Allegiant Travel Co..............................................   6,507    1,088,816
    Allied Motion Technologies, Inc..................................  70,197    2,657,658
    Altra Industrial Motion Corp.....................................  92,983    2,863,876
#*  Ameresco, Inc., Class A.......................................... 172,746    2,546,276
#*  American Superconductor Corp.....................................   2,865       22,433
*   American Woodmark Corp........................................... 141,545   14,035,602
*   AMREP Corp.......................................................  66,750      391,823
    Apogee Enterprises, Inc.......................................... 286,943   10,771,840
#*  Aqua Metals, Inc.................................................   4,847        7,755
*   ARC Document Solutions, Inc...................................... 125,687      170,934
    ArcBest Corp..................................................... 184,219    5,322,087
#   Argan, Inc....................................................... 121,827    4,611,152
*   Armstrong Flooring, Inc.......................................... 165,726    1,017,558
*   Arotech Corp..................................................... 146,643      435,530
#*  Art's-Way Manufacturing Co., Inc.................................     200          364
    Astec Industries, Inc............................................ 194,815    6,836,058
*   Astronics Corp................................................... 246,025    7,119,963
*   Astronics Corp., Class B.........................................  36,903    1,070,187
*   Atkore International Group, Inc.................................. 332,266   11,529,630
#*  Atlas Air Worldwide Holdings, Inc................................  84,958    1,863,129
*   Avalon Holdings Corp., Class A...................................     846        1,939
*   Avis Budget Group, Inc........................................... 116,478    3,460,561
    AZZ, Inc......................................................... 212,737    8,252,068
    Barrett Business Services, Inc...................................  27,355    2,399,854
*   Beacon Roofing Supply, Inc....................................... 164,371    5,102,076
#   BG Staffing, Inc.................................................   6,372      121,896
*   Blue Bird Corp...................................................  68,736    1,343,101
*   BMC Stock Holdings, Inc.......................................... 381,526   10,297,387
    Brady Corp., Class A............................................. 137,804    7,763,877
#   Briggs & Stratton Corp........................................... 312,073    2,299,978
#*  BrightView Holdings, Inc.........................................   2,493       44,375
*   Broadwind Energy, Inc............................................  25,575       41,943
*   Builders FirstSource, Inc........................................ 548,743   12,407,079
#*  CAI International, Inc........................................... 126,410    3,004,766
*   Casella Waste Systems, Inc., Class A............................. 462,261   20,149,957
*   CBIZ, Inc........................................................ 558,720   15,292,166
*   CECO Environmental Corp.......................................... 238,058    1,633,078
#*  Celadon Group, Inc...............................................  89,996       88,196
*   Chart Industries, Inc............................................ 211,372   12,392,740

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Chicago Rivet & Machine Co.......................................  17,700 $   460,377
*   CIRCOR International, Inc........................................  73,673   2,820,939
*   Civeo Corp....................................................... 121,013     128,274
    Columbus McKinnon Corp........................................... 175,154   6,571,778
    Comfort Systems USA, Inc......................................... 370,163  18,659,917
*   Commercial Vehicle Group, Inc....................................  69,846     509,177
    CompX International, Inc.........................................  18,270     267,838
*   Construction Partners, Inc., Class A.............................   3,397      58,157
*   Continental Building Products, Inc............................... 349,612  10,456,895
*   Continental Materials Corp.......................................  14,518     151,713
#*  Cornerstone Building Brands, Inc................................. 155,349     970,931
    Costamare, Inc................................................... 475,349   3,736,243
#   Covanta Holding Corp............................................. 198,856   2,871,481
*   Covenant Transportation Group, Inc., Class A..................... 113,534   1,745,018
*   CPI Aerostructures, Inc..........................................  11,078      86,298
    CRA International, Inc........................................... 100,515   4,950,364
    CSW Industrials, Inc.............................................  45,553   3,153,179
#   Cubic Corp....................................................... 149,279  11,007,833
#*  Daseke, Inc......................................................   2,518       6,773
    Deluxe Corp......................................................  31,932   1,655,036
    Douglas Dynamics, Inc............................................ 262,655  12,300,134
*   Ducommun, Inc....................................................  99,691   4,942,680
*   DXP Enterprises, Inc............................................. 148,977   5,142,686
#*  Dycom Industries, Inc............................................  38,045   1,734,472
#*  Eagle Bulk Shipping, Inc......................................... 357,620   1,552,071
    Eastern Co. (The)................................................  56,600   1,561,594
*   Echo Global Logistics, Inc....................................... 269,250   5,360,767
    Ecology and Environment, Inc., Class A...........................  23,180     350,482
    Encore Wire Corp................................................. 201,187  11,306,709
#*  Energy Recovery, Inc.............................................   6,642      61,837
#   Ennis, Inc....................................................... 220,827   4,326,001
    EnPro Industries, Inc............................................ 120,674   8,392,877
    ESCO Technologies, Inc........................................... 177,756  15,018,604
    Espey Manufacturing & Electronics Corp...........................  35,187     799,801
#   EVI Industries, Inc..............................................  33,694   1,158,737
#*  Evoqua Water Technologies Corp................................... 114,186   1,983,411
#*  ExOne Co. (The)..................................................   2,393      16,081
    Exponent, Inc.................................................... 188,291  11,962,127
    Federal Signal Corp.............................................. 665,416  21,586,095
    Forrester Research, Inc.......................................... 244,741   8,438,670
    Forward Air Corp................................................. 306,722  21,215,961
*   Franklin Covey Co................................................ 169,615   6,479,293
    Franklin Electric Co., Inc....................................... 117,324   6,317,897
*   FreightCar America, Inc.......................................... 181,983     607,823
#*  Genco Shipping & Trading, Ltd....................................  70,218     693,754
*   Gencor Industries, Inc...........................................  37,451     468,138
*   Gibraltar Industries, Inc........................................ 326,472  17,378,105
*   GMS, Inc......................................................... 152,633   4,572,885
#   Golden Ocean Group, Ltd..........................................  11,471      65,614
*   Goldfield Corp. (The)............................................ 178,099     404,285
    Gorman-Rupp Co. (The)............................................ 263,287   9,725,822
*   GP Strategies Corp............................................... 148,485   1,648,183
    Graham Corp......................................................  77,417   1,754,269
#   Granite Construction, Inc........................................ 128,597   3,027,173
*   Great Lakes Dredge & Dock Corp................................... 479,745   5,157,259
    Greenbrier Cos., Inc. (The)...................................... 216,151   6,331,063
    Griffon Corp..................................................... 403,518   8,598,969
    H&E Equipment Services, Inc...................................... 342,213  11,614,709
*   Harsco Corp...................................................... 308,054   6,244,255

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
#   Hawaiian Holdings, Inc........................................... 221,481 $ 6,336,571
#*  HC2 Holdings, Inc................................................  54,451     128,504
#   Healthcare Services Group, Inc...................................  75,735   1,844,905
#   Heartland Express, Inc........................................... 391,314   8,178,463
    Heidrick & Struggles International, Inc.......................... 148,169   4,216,890
    Helios Technologies, Inc......................................... 259,337  10,277,525
*   Herc Holdings, Inc............................................... 242,608  10,737,830
*   Heritage-Crystal Clean, Inc......................................  72,416   1,921,921
    Herman Miller, Inc...............................................  37,910   1,762,815
*   Hertz Global Holdings, Inc....................................... 475,606   6,425,437
*   Hill International, Inc.......................................... 247,677     705,879
#   Hillenbrand, Inc.................................................  67,084   2,065,516
    HNI Corp.........................................................  25,948     986,024
*   Houston Wire & Cable Co..........................................  36,896     156,808
*   Hub Group, Inc., Class A......................................... 284,467  13,028,589
*   Hudson Global, Inc...............................................  15,929     178,405
#*  Hudson Technologies, Inc.........................................  63,037      39,694
    Hurco Cos., Inc..................................................  56,210   1,955,546
*   Huron Consulting Group, Inc...................................... 205,861  13,615,647
#*  Huttig Building Products, Inc....................................  21,270      45,092
    Hyster-Yale Materials Handling, Inc.............................. 105,574   5,354,713
    ICF International, Inc........................................... 129,123  11,064,550
*   IES Holdings, Inc................................................ 158,242   3,069,895
#*  Industrial Services of America, Inc..............................  15,044      16,548
*   InnerWorkings, Inc............................................... 391,689   1,899,692
*   Innovative Solutions & Support, Inc.............................. 140,511     615,438
    Insteel Industries, Inc.......................................... 156,860   2,991,320
    Interface, Inc................................................... 615,548  10,236,563
*   JELD-WEN Holding, Inc............................................  53,652     916,913
    Kadant, Inc...................................................... 121,291  11,013,223
    Kaman Corp....................................................... 281,442  16,512,202
    Kelly Services, Inc., Class A.................................... 280,874   6,743,785
    Kelly Services, Inc., Class B....................................     635      14,783
    Kforce, Inc...................................................... 305,344  12,491,623
    Kimball International, Inc., Class B............................. 358,342   7,295,843
    Knoll, Inc....................................................... 548,440  14,665,286
    Korn Ferry.......................................................  44,344   1,626,981
#*  Kratos Defense & Security Solutions, Inc......................... 786,388  14,847,005
*   Lawson Products, Inc.............................................  80,102   3,680,687
*   LB Foster Co., Class A........................................... 109,069   1,985,056
*   Limbach Holdings, Inc............................................  90,088     403,594
#   Lindsay Corp.....................................................  92,230   8,707,434
*   LS Starrett Co. (The), Class A...................................   1,982      10,624
    LSC Communications, Inc..........................................  20,079      19,577
    LSI Industries, Inc.............................................. 247,988   1,287,058
*   Lydall, Inc...................................................... 167,041   3,268,992
#*  Manitex International, Inc.......................................  35,986     200,082
*   Manitowoc Co., Inc. (The)........................................ 317,897   4,056,366
    Marten Transport, Ltd............................................ 493,176  10,682,192
*   Masonite International Corp......................................  27,461   1,686,380
*   Mastech Digital, Inc.............................................  59,786     446,601
    Matson, Inc...................................................... 288,987  11,033,524
    Matthews International Corp., Class A............................ 140,285   5,187,739
    McGrath RentCorp................................................. 243,556  18,585,758
*   Meritor, Inc..................................................... 757,605  16,690,038
*   Mesa Air Group, Inc..............................................  20,923     159,433
*   Milacron Holdings Corp........................................... 159,487   2,666,623
    Miller Industries, Inc...........................................  87,325   3,139,334
*   Mistras Group, Inc............................................... 177,696   2,754,288

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Mobile Mini, Inc................................................. 210,677 $ 7,925,669
#*  MRC Global, Inc.................................................. 601,089   6,828,371
    Mueller Industries, Inc..........................................  39,426   1,213,138
    Mueller Water Products, Inc., Class A............................ 826,175   9,666,247
*   MYR Group, Inc................................................... 141,325   4,862,993
#   National Presto Industries, Inc..................................  43,893   3,778,748
*   NL Industries, Inc...............................................  23,557      97,290
#   NN, Inc.......................................................... 215,969   1,559,296
*   Northwest Pipe Co................................................  92,679   2,826,709
#*  NOW, Inc......................................................... 807,788   8,514,086
#*  NV5 Global, Inc..................................................  59,255   4,291,840
#   Omega Flex, Inc.................................................. 100,063   9,290,850
*   Orion Group Holdings, Inc........................................ 244,043   1,195,811
*   PAM Transportation Services, Inc.................................  40,807   2,338,241
#   Park Aerospace Corp.............................................. 127,705   2,169,708
    Park-Ohio Holdings Corp.......................................... 101,217   3,113,435
*   Patrick Industries, Inc.......................................... 258,264  12,760,824
*   Patriot Transportation Holding, Inc..............................  32,962     593,316
*   Performant Financial Corp........................................ 293,874     302,690
*   Perma-Fix Environmental Services.................................   1,994       9,472
*   Perma-Pipe International Holdings, Inc...........................  86,037     764,009
*   PGT Innovations, Inc............................................. 451,350   7,970,841
*   PICO Holdings, Inc............................................... 148,256   1,598,200
*   Pioneer Power Solutions, Inc.....................................   3,481      12,323
#   Pitney Bowes, Inc................................................ 518,744   2,282,474
    Powell Industries, Inc........................................... 134,897   5,282,567
    Preformed Line Products Co.......................................  51,646   2,819,872
    Primoris Services Corp........................................... 400,119   8,178,432
#   Quad/Graphics, Inc............................................... 131,872     597,380
    Quanex Building Products Corp.................................... 289,360   5,581,754
*   Radiant Logistics, Inc........................................... 150,232     809,750
    Raven Industries, Inc............................................ 401,690  14,010,947
*   RCM Technologies, Inc............................................  93,600     281,736
#*  Red Violet, Inc..................................................   1,887      29,984
*   Resideo Technologies, Inc........................................ 142,369   1,356,777
    Resources Connection, Inc........................................ 301,693   4,419,802
#   REV Group, Inc...................................................  68,154     847,836
#   RR Donnelley & Sons Co........................................... 210,365     917,191
    Rush Enterprises, Inc., Class A.................................. 232,014  10,136,692
    Rush Enterprises, Inc., Class B..................................  93,540   4,014,737
*   Saia, Inc........................................................ 216,536  19,315,011
    Scope Industries.................................................   4,778     885,124
#   Scorpio Bulkers, Inc............................................. 508,025   3,302,162
    Servotronics, Inc................................................  24,804     256,225
*   SIFCO Industries, Inc............................................  45,608     116,300
*   SP Plus Corp..................................................... 187,571   8,285,011
    Spartan Motors, Inc.............................................. 275,643   4,815,483
*   SPX Corp......................................................... 214,944   9,788,550
*   SPX FLOW, Inc.................................................... 231,244  10,470,728
    Standex International Corp....................................... 137,703  10,435,133
    Steelcase, Inc., Class A......................................... 128,021   2,236,527
*   Sterling Construction Co., Inc................................... 109,590   1,780,290
#*  Sunrun, Inc......................................................  52,863     821,491
    Systemax, Inc.................................................... 345,642   7,479,693
#*  Team, Inc........................................................ 262,929   4,774,791
#   Tennant Co....................................................... 171,312  13,264,688
    Terex Corp.......................................................  82,657   2,277,200
#*  Textainer Group Holdings, Ltd.................................... 175,764   1,819,157
*   Thermon Group Holdings, Inc...................................... 245,760   5,856,461

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE+
                                                                       --------- --------------
INDUSTRIALS -- (Continued)
     Titan International, Inc.........................................   303,154 $      809,421
*    Titan Machinery, Inc.............................................    48,994        813,300
#*   TPI Composites, Inc..............................................   118,852      2,440,032
*    Transcat, Inc....................................................    43,400      1,360,156
*    TriMas Corp......................................................   409,105     13,222,274
#    Trinity Industries, Inc..........................................    59,151      1,170,007
     Triton International, Ltd........................................    24,735        907,774
#    Triumph Group, Inc...............................................    40,314        837,322
*    TrueBlue, Inc....................................................   449,444     10,292,268
#*   Tutor Perini Corp................................................   395,304      6,115,353
*    Twin Disc, Inc...................................................    85,431        919,238
#*   U.S. Xpress Enterprises, Inc., Class A...........................     4,102         21,289
*    Ultralife Corp...................................................   105,175        908,712
     Universal Forest Products, Inc...................................   314,016     15,813,846
     Universal Logistics Holdings, Inc................................    90,552      1,707,358
#    US Ecology, Inc..................................................   246,156     15,318,288
#*   USA Truck, Inc...................................................    62,701        497,219
*    Vectrus, Inc.....................................................    76,573      3,500,152
*    Veritiv Corp.....................................................   179,437      2,447,521
     Viad Corp........................................................   192,334     11,736,221
#*   Vicor Corp.......................................................   128,796      4,681,735
     Virco Manufacturing Corp.........................................   133,476        523,226
#*   Vivint Solar, Inc................................................     7,538         52,841
*    Volt Information Sciences, Inc...................................     3,076          9,105
     VSE Corp.........................................................    68,049      2,614,443
#    Wabash National Corp.............................................   578,747      8,252,932
#*   Welbilt, Inc.....................................................    49,487        938,274
     Werner Enterprises, Inc..........................................    61,910      2,259,715
*    Wesco Aircraft Holdings, Inc.....................................   671,745      7,402,630
*    Wilhelmina International, Inc....................................       803          4,095
#*   Willdan Group, Inc...............................................    48,162      1,459,309
*    Willis Lease Finance Corp........................................    75,708      4,126,843
*    WillScot Corp....................................................    11,200        176,512
#*   YRC Worldwide, Inc...............................................   146,985        492,400
                                                                                 --------------
TOTAL INDUSTRIALS.....................................................            1,294,043,446
                                                                                 --------------
INFORMATION TECHNOLOGY -- (12.2%)
#*   2U, Inc..........................................................    79,662      1,427,941
#*   3D Systems Corp..................................................   210,713      1,999,666
*    A10 Networks Inc.................................................    29,572        219,720
*    Acacia Communications, Inc.......................................    17,795      1,168,420
*>>  Actua Corp.......................................................    21,078          9,380
*    ADDvantage Technologies Group, Inc...............................    84,703        191,429
#*   Adesto Technologies Corp.........................................    75,635        692,817
     ADTRAN, Inc......................................................   158,160      1,393,390
*    Advanced Energy Industries, Inc..................................   102,141      6,036,533
*    Agilysys, Inc....................................................   252,427      6,358,636
*    Airgain, Inc.....................................................    13,797        156,872
#*   Alarm.com Holdings, Inc..........................................    31,992      1,580,405
*    Alithya Group, Inc., Class A.....................................   105,048        285,731
*    Alpha & Omega Semiconductor, Ltd.................................   212,318      2,772,873
#*   Ambarella, Inc...................................................   165,238      8,696,476
     American Software, Inc., Class A.................................   226,960      3,679,022
*    Amkor Technology, Inc............................................ 1,257,622     15,632,241
#*   Amtech Systems, Inc..............................................     7,348         42,031
*    Anixter International, Inc.......................................    87,650      7,253,037
#*   Applied Optoelectronics, Inc.....................................    20,295        189,961
*    Arlo Technologies, Inc...........................................   247,428        843,729
     AstroNova, Inc...................................................    59,790        948,269

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Asure Software, Inc..............................................   8,305 $    75,036
#*  Avaya Holdings Corp.............................................. 303,953   3,674,792
*   Aviat Networks, Inc..............................................   8,912     123,075
#*  Avid Technology, Inc............................................. 238,583   1,611,628
    AVX Corp.........................................................   3,183      48,764
*   Aware, Inc....................................................... 144,939     385,538
*   Axcelis Technologies, Inc........................................ 320,009   6,134,572
*   AXT, Inc......................................................... 263,978     823,611
#   Badger Meter, Inc................................................ 332,787  19,235,089
    Bel Fuse, Inc., Class A..........................................  33,988     455,439
    Bel Fuse, Inc., Class B..........................................  98,507   1,449,038
    Belden, Inc......................................................  28,670   1,470,198
    Benchmark Electronics, Inc....................................... 338,739  11,483,252
*   BK Technologies Corp.............................................  40,346     144,116
*   Bottomline Technologies De, Inc..................................  71,280   2,918,916
*   Brightcove, Inc..................................................  62,367     593,110
#*  BroadVision, Inc.................................................  16,737      41,675
    Brooks Automation, Inc........................................... 400,565  17,011,995
*   BSQUARE Corp.....................................................  12,233      13,212
#*  CalAmp Corp...................................................... 285,567   3,204,062
*   Calix, Inc....................................................... 421,239   3,222,478
#*  Carbonite, Inc...................................................  45,419     779,844
#*  Cardtronics P.L.C., Class A...................................... 310,524  10,638,552
#*  Casa Systems, Inc................................................  94,405     634,402
    Cass Information Systems, Inc.................................... 106,669   6,113,200
#*  CCUR Holdings, Inc...............................................  34,201     121,414
*   CEVA, Inc........................................................ 161,482   4,395,540
*   ChannelAdvisor Corp..............................................  45,368     426,913
*   Cirrus Logic, Inc................................................  50,301   3,418,456
*   Cision, Ltd...................................................... 188,897   1,902,193
*   Clearfield, Inc..................................................  97,696   1,204,592
#*  Coda Octopus Group, Inc..........................................   6,169      45,280
    Cohu, Inc........................................................ 265,496   4,412,543
#*  CommScope Holding Co., Inc.......................................  40,263     450,946
    Communications Systems, Inc......................................  86,347     513,765
*   CommVault Systems, Inc...........................................  44,905   2,230,431
*   Computer Task Group, Inc......................................... 254,807   1,373,410
    Comtech Telecommunications Corp.................................. 164,585   5,752,246
*   Conduent, Inc.................................................... 653,036   4,035,762
#   CSG Systems International, Inc................................... 350,580  20,207,431
    CSP, Inc.........................................................  49,891     619,646
    CTS Corp......................................................... 349,829   9,333,438
*   CVD Equipment Corp...............................................  29,398     113,182
*   CyberOptics Corp.................................................  61,255   1,125,867
    Daktronics, Inc.................................................. 162,181   1,112,562
*   DASAN Zhone Solutions, Inc.......................................   4,668      35,173
*   Data I/O Corp....................................................  55,681     203,236
#*  Diebold Nixdorf, Inc.............................................  42,551     297,857
*   Digi International, Inc.......................................... 240,362   3,466,020
#*  Digimarc Corp....................................................   3,695     131,542
*   Diodes, Inc...................................................... 352,806  16,458,400
*   DSP Group, Inc................................................... 234,923   3,502,702
#   Ebix, Inc........................................................  58,995   2,514,957
*   eGain Corp.......................................................  99,991     752,432
*   Electro-Sensors, Inc.............................................   4,550      17,108
*   EMCORE Corp...................................................... 157,249     467,029
*   Endurance International Group Holdings, Inc...................... 484,855   1,900,632
#*  Enphase Energy Inc............................................... 221,276   4,299,393
*   ePlus, Inc....................................................... 157,153  12,278,364

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Everspin Technologies, Inc.......................................   1,637 $     9,576
    EVERTEC, Inc..................................................... 256,166   7,836,118
#*  Evo Payments, Inc., Class A......................................   7,063     200,801
#*  Evolving Systems, Inc............................................   7,604       9,505
#*  Exela Technologies, Inc.......................................... 105,413      64,418
*   ExlService Holdings, Inc......................................... 262,074  18,248,213
*   Extreme Networks, Inc............................................ 303,245   1,952,898
*   Fabrinet......................................................... 391,593  22,019,274
*   FARO Technologies, Inc........................................... 177,392   8,458,051
#*  Finjan Holdings, Inc............................................. 130,339     250,251
#*  Fitbit, Inc., Class A............................................ 798,929   4,937,381
*   FormFactor, Inc.................................................. 744,417  16,250,623
*   Frequency Electronics, Inc.......................................  66,023     779,071
    GlobalSCAPE, Inc.................................................  26,038     252,569
#*  Globant SA.......................................................  46,814   4,365,874
*   GSE Systems, Inc................................................. 101,370     132,795
*   GSI Technology, Inc.............................................. 104,352     816,033
#*  GTT Communications, Inc.......................................... 276,365   2,081,028
    Hackett Group, Inc. (The)........................................ 374,526   6,333,235
#*  Harmonic, Inc.................................................... 974,242   7,579,603
#*  I3 Verticals, Inc., Class A......................................  21,470     439,061
#*  Ichor Holdings, Ltd..............................................  55,006   1,601,225
*   IEC Electronics Corp.............................................  33,359     221,170
#*  Image Sensing Systems, Inc.......................................   2,530      12,979
#*  Immersion Corp................................................... 105,389     866,298
#*  Infinera Corp.................................................... 674,913   3,772,764
#*  Innodata, Inc....................................................  85,008     106,260
*   Inphi Corp....................................................... 114,327   8,217,825
*   Insight Enterprises, Inc......................................... 311,814  19,139,143
#*  Intelligent Systems Corp.........................................   4,600     207,782
    InterDigital, Inc................................................  25,202   1,351,583
#*  Internap Corp....................................................  83,367     198,413
*   inTEST Corp......................................................  78,717     377,842
*   Intevac, Inc.....................................................  61,735     356,828
#*  Iteris, Inc......................................................  84,450     452,652
*   Itron, Inc.......................................................  34,779   2,652,246
#   KEMET Corp....................................................... 456,016   9,913,788
*   Key Tronic Corp..................................................  24,728     147,626
*   Kimball Electronics, Inc......................................... 183,859   2,732,145
*   Knowles Corp..................................................... 859,266  18,542,960
#*  Kopin Corp.......................................................  31,107      17,327
    Kulicke & Soffa Industries, Inc.................................. 582,384  13,828,708
*   KVH Industries, Inc.............................................. 178,044   1,819,610
#*  Lantronix, Inc...................................................   3,368      10,441
*   Lattice Semiconductor Corp....................................... 850,629  16,663,822
#*  LGL Group, Inc. (The)............................................  51,187     545,244
*   Lightpath Technologies, Inc., Class A............................   7,150       4,933
*   Limelight Networks, Inc.......................................... 506,976   2,139,439
*   Luna Innovations, Inc............................................  99,696     601,167
#*  MACOM Technology Solutions Holdings, Inc......................... 129,845   2,952,675
#*  MagnaChip Semiconductor Corp.....................................  86,929   1,110,083
    ManTech International Corp., Class A............................. 132,285  10,474,326
*   Marin Software, Inc..............................................     300         591
#*  MaxLinear, Inc................................................... 295,100   5,595,096
    Methode Electronics, Inc......................................... 414,291  14,251,610
*   MicroStrategy, Inc., Class A.....................................  24,958   3,824,813
*   Mimecast, Ltd....................................................  18,634     739,956
#*  Mitek Systems, Inc...............................................  40,438     389,822
#*  MoneyGram International, Inc.....................................  44,358     175,658

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    MTS Systems Corp.................................................   183,792 $10,380,572
#*  Napco Security Technologies, Inc.................................   273,198   8,294,291
*   NeoPhotonics Corp................................................   247,331   1,627,438
*   Net Element, Inc.................................................     2,167       8,885
*   NETGEAR, Inc.....................................................   370,925  10,078,032
#*  Netscout Systems, Inc............................................   416,712  10,092,765
*   NetSol Technologies, Inc.........................................    45,396     236,513
    Network-1 Technologies, Inc......................................    46,583     104,346
    NIC, Inc.........................................................   499,105  11,738,950
#*  Novanta, Inc.....................................................    18,191   1,619,908
    NVE Corp.........................................................    14,503     902,812
*   OneSpan, Inc.....................................................   189,711   3,549,493
*   Onto Innovation Inc..............................................   545,072  17,551,321
*   Optical Cable Corp...............................................    37,938     111,917
*   OSI Systems, Inc.................................................   216,976  21,532,698
#*  PAR Technology Corp..............................................   120,444   3,018,327
#   Paysign, Inc.....................................................    51,491     555,073
    PC Connection, Inc...............................................   126,926   6,199,066
    PC-Tel, Inc......................................................   173,685   1,241,848
#*  PDF Solutions, Inc...............................................   105,955   1,712,233
*   Perceptron, Inc..................................................    71,825     325,726
#*  Perficient, Inc..................................................   357,639  14,019,449
*   PFSweb, Inc......................................................    14,215      44,351
*   Photronics, Inc..................................................   425,447   5,020,275
*   Pixelworks, Inc..................................................    95,160     370,172
#   Plantronics, Inc.................................................    26,605   1,048,769
*   Plexus Corp......................................................   225,831  16,697,944
    Power Integrations, Inc..........................................    79,110   7,207,712
#*  Powerfleet, Inc..................................................    48,604     287,736
    Presidio, Inc....................................................   137,345   2,279,927
*   PRGX Global, Inc.................................................   159,773     798,865
    Progress Software Corp...........................................   389,221  15,522,133
    QAD, Inc., Class A...............................................    89,941   4,180,458
    QAD, Inc., Class B...............................................    28,726   1,047,063
*   Qualstar Corp....................................................    15,022      79,617
*   Qumu Corp........................................................    68,408     203,172
*   Rambus, Inc...................................................... 1,060,113  14,677,264
*   RealNetworks, Inc................................................    75,241     121,890
#*  Resonant, Inc....................................................     4,300       8,815
    RF Industries, Ltd...............................................    67,928     403,492
*   Ribbon Communications, Inc.......................................   407,937   1,750,050
    Richardson Electronics, Ltd......................................   103,699     598,343
#*  Rogers Corp......................................................    75,700  10,255,836
*   Rubicon Technology, Inc..........................................     2,007      17,180
#*  SailPoint Technologies Holding, Inc..............................   130,488   2,526,248
*   Sanmina Corp.....................................................   129,084   3,966,751
    Sapiens International Corp. NV...................................    51,056   1,078,813
*   ScanSource, Inc..................................................   246,051   7,947,447
*   Seachange International, Inc.....................................    17,892      53,855
#*  SecureWorks Corp., Class A.......................................     3,955      48,093
*   ServiceSource International, Inc.................................     8,020      10,025
#*  ShotSpotter, Inc.................................................     8,654     174,811
*   Sigmatron International, Inc.....................................     9,685      39,999
#*  SMART Global Holdings, Inc.......................................   151,202   4,490,699
#*  SMTC Corp........................................................    16,093      33,152
#*  SolarEdge Technologies, Inc......................................    41,258   3,505,280
*   SPS Commerce, Inc................................................    60,328   3,183,509
*   StarTek, Inc.....................................................    34,850     226,525
*   Steel Connect, Inc...............................................    81,417     127,010

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  Stratasys, Ltd...................................................   365,170 $  7,551,716
*   Super Micro Computer, Inc........................................   245,422    5,075,327
*   Support.com, Inc.................................................    38,495       63,132
*   Sykes Enterprises, Inc...........................................   415,864   12,848,118
#*  Synaptics, Inc...................................................   285,877   12,038,280
#*  Synchronoss Technologies, Inc....................................   282,163    1,692,978
*   Telaria, Inc.....................................................    51,588      390,521
*   Telenav, Inc.....................................................    80,622      379,730
    TESSCO Technologies, Inc.........................................    89,460    1,188,923
    TransAct Technologies, Inc.......................................    91,312    1,128,616
*   Trio-Tech International..........................................     6,465       23,856
*   TSR, Inc.........................................................    52,346      188,446
#   TTEC Holdings, Inc...............................................   243,658   11,542,079
#*  TTM Technologies, Inc............................................   785,133    9,193,907
#*  Ultra Clean Holdings, Inc........................................   231,627    4,949,869
#*  Unisys Corp......................................................   204,972    2,103,013
#*  Upland Software, Inc.............................................   130,555    4,893,201
*   Veeco Instruments, Inc...........................................   204,566    2,790,280
#*  Veritone, Inc....................................................    18,284       47,538
*   Virtusa Corp.....................................................   358,465   13,363,575
    Vishay Intertechnology, Inc......................................    19,524      393,409
*   Vishay Precision Group, Inc......................................   120,922    4,117,394
    Wayside Technology Group, Inc....................................    32,917      474,005
#*  Westell Technologies, Inc., Class A..............................     4,300        5,719
*   Wireless Telecom Group, Inc......................................   110,946      160,872
    Xperi Corp.......................................................   247,901    5,033,630
#*  Zix Corp.........................................................   337,988    2,234,101
                                                                                ------------
TOTAL INFORMATION TECHNOLOGY.........................................            850,825,042
                                                                                ------------
MATERIALS -- (4.2%)
>>  A Schulman, Inc..................................................   349,055            0
*   AdvanSix, Inc....................................................   104,910    2,387,752
#*  AgroFresh Solutions, Inc.........................................   185,302      426,195
#*  AK Steel Holding Corp............................................ 1,039,315    2,452,783
#*  Allegheny Technologies, Inc......................................    26,327      553,130
*   American Biltrite, Inc...........................................       453      199,320
    American Vanguard Corp...........................................   175,806    2,457,768
*   Ampco-Pittsburgh Corp............................................     2,643       10,255
    Boise Cascade Co.................................................   342,002   12,233,411
    Cabot Corp.......................................................     2,735      119,219
    Carpenter Technology Corp........................................    71,651    3,512,332
#*  Century Aluminum Co..............................................   867,262    5,056,137
    Chase Corp.......................................................    82,280    9,639,102
*   Clearwater Paper Corp............................................    79,174    1,467,886
#*  Coeur Mining, Inc................................................ 1,717,293    9,479,457
    Commercial Metals Co.............................................   101,059    1,953,470
#   Compass Minerals International, Inc..............................    91,212    5,151,654
*   Core Molding Technologies, Inc...................................    66,816      381,519
*   Element Solutions, Inc...........................................     6,460       70,156
#*  Ferro Corp.......................................................   861,136    9,584,444
    Ferroglobe P.L.C.................................................    25,573       15,809
#*  Flotek Industries, Inc...........................................   253,345      483,889
    Friedman Industries, Inc.........................................    73,974      512,632
    FutureFuel Corp..................................................   278,905    3,438,899
#*  GCP Applied Technologies, Inc....................................   181,014    3,739,749
#   Gold Resource Corp...............................................   196,485      860,604
    Greif, Inc., Class A.............................................    92,146    3,609,359
    Greif, Inc., Class B.............................................     4,976      234,021
    Hawkins, Inc.....................................................   120,467    5,149,964

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
MATERIALS -- (Continued)
    Haynes International, Inc........................................    43,060 $  1,483,848
#   HB Fuller Co.....................................................     8,200      400,160
    Innophos Holdings, Inc...........................................   118,817    3,875,811
    Innospec, Inc....................................................   251,221   22,951,551
*   Intrepid Potash, Inc............................................. 1,083,799    3,348,939
    Kaiser Aluminum Corp.............................................   167,047   17,887,393
*   Koppers Holdings, Inc............................................   115,834    3,718,271
*   Kraton Corp......................................................   263,279    5,902,715
#   Kronos Worldwide, Inc............................................   112,254    1,423,381
#*  Livent Corp......................................................   217,481    1,491,920
#*  LSB Industries, Inc..............................................    75,101      317,677
    Materion Corp....................................................   157,618    8,959,007
#*  McEwen Mining, Inc...............................................    73,816      123,273
    Mercer International, Inc........................................   471,029    5,746,554
    Minerals Technologies, Inc.......................................   133,599    6,606,471
    Myers Industries, Inc............................................   324,292    5,490,264
    Neenah, Inc......................................................   166,319   10,727,575
#   Nexa Resources SA................................................    67,930      726,172
    Northern Technologies International Corp.........................    76,828      958,813
    Olympic Steel, Inc...............................................   100,305    1,502,569
*   OMNOVA Solutions, Inc............................................   320,792    3,243,207
    Owens-Illinois, Inc..............................................   148,517    1,262,394
    PH Glatfelter Co.................................................   395,810    7,124,580
    PolyOne Corp.....................................................    37,960    1,216,618
*   PQ Group Holdings, Inc...........................................    59,922      986,915
#*  Ramaco Resources, Inc............................................     4,591       16,298
    Rayonier Advanced Materials, Inc.................................   208,585      869,799
    Resolute Forest Products, Inc....................................   293,865    1,063,791
*   Ryerson Holding Corp.............................................   119,095    1,034,936
    Schnitzer Steel Industries, Inc., Class A........................   274,974    5,867,945
    Schweitzer-Mauduit International, Inc............................   186,451    7,549,401
    Stepan Co........................................................   165,320   16,155,070
#*  Summit Materials, Inc., Class A..................................   366,920    8,413,476
*   SunCoke Energy, Inc..............................................   538,875    2,850,649
#   Synalloy Corp....................................................    67,776    1,061,372
#*  TimkenSteel Corp.................................................   161,031      904,994
*   Trecora Resources................................................   152,117    1,334,066
    Tredegar Corp....................................................   337,177    6,703,079
#   Trinseo SA.......................................................    90,765    3,857,512
*   Tronox Holdings P.L.C., Class A..................................   167,371    1,420,980
*   UFP Technologies, Inc............................................    26,955    1,121,598
    United States Lime & Minerals, Inc...............................    60,400    5,345,400
#   United States Steel Corp.........................................   530,634    6,107,597
#*  Universal Stainless & Alloy Products, Inc........................    71,223      955,813
#*  US Concrete, Inc.................................................   100,512    5,252,757
*   Venator Materials P.L.C..........................................   206,361      509,712
*   Verso Corp., Class A.............................................   219,434    3,212,514
#   Warrior Met Coal, Inc............................................   263,096    5,125,110
    Worthington Industries, Inc......................................    28,011    1,031,085
                                                                                ------------
TOTAL MATERIALS......................................................            290,421,948
                                                                                ------------
REAL ESTATE -- (0.7%)
#*  Altisource Asset Management Corp.................................     1,788       24,227
#*  Altisource Portfolio Solutions SA................................    35,261      627,646
*   CKX Lands, Inc...................................................    15,043      141,682
#   Consolidated-Tomoka Land Co......................................    54,084    3,459,753
#*  Forestar Group, Inc..............................................    44,906      843,335
*   FRP Holdings, Inc................................................    92,531    4,791,255
    Griffin Industrial Realty, Inc...................................    49,036    1,931,038

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- --------------
REAL ESTATE -- (Continued)
#*    InterGroup Corp. (The)...........................................      5,700 $      171,000
#*    JW Mays, Inc.....................................................      2,700         86,724
#*    Marcus & Millichap, Inc..........................................    301,083     10,754,685
*     Maui Land & Pineapple Co., Inc...................................     28,396        292,195
      Newmark Group, Inc., Class A.....................................    154,259      1,638,231
*     Rafael Holdings, Inc., Class B...................................    137,761      2,392,908
      RE/MAX Holdings, Inc., Class A...................................    123,009      4,114,651
      RMR Group, Inc. (The), Class A...................................     82,120      3,974,608
#*    St Joe Co. (The).................................................    509,925      9,459,109
*     Stratus Properties, Inc..........................................     70,654      1,948,637
*     Tejon Ranch Co...................................................    160,734      2,584,603
#*    Trinity Place Holdings, Inc......................................     93,454        371,947
                                                                                   --------------
TOTAL REAL ESTATE......................................................                49,608,234
                                                                                   --------------
UTILITIES -- (2.1%)
#     American States Water Co.........................................    114,008     10,845,581
#*    AquaVenture Holdings, Ltd........................................    106,494      2,089,412
      Artesian Resources Corp., Class A................................     45,630      1,692,873
#*    Atlantic Power Corp..............................................    249,339        580,960
      Atlantica Yield P.L.C............................................     14,226        341,566
#     California Water Service Group...................................    408,800     22,880,536
      Chesapeake Utilities Corp........................................    157,617     14,942,092
      Consolidated Water Co., Ltd......................................     63,422      1,112,422
      El Paso Electric Co..............................................     82,405      5,497,238
#     Genie Energy, Ltd., Class B......................................    212,941      1,586,410
      MGE Energy, Inc..................................................    124,422      9,585,471
      Middlesex Water Co...............................................    136,005      9,146,336
#     Northwest Natural Holding Co.....................................    213,596     14,815,019
      Otter Tail Corp..................................................    303,669     17,211,959
      Pattern Energy Group, Inc., Class A..............................    195,543      5,481,070
      RGC Resources, Inc...............................................     15,928        464,620
      SJW Group........................................................    211,894     15,330,531
#     Spark Energy, Inc., Class A......................................     10,012         95,815
      Unitil Corp......................................................    121,970      7,595,072
      York Water Co. (The).............................................     88,610      3,902,384
                                                                                   --------------
TOTAL UTILITIES........................................................               145,197,367
                                                                                   --------------
TOTAL COMMON STOCKS....................................................             6,286,394,260
                                                                                   --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
#*    GCI Liberty, Inc.................................................     24,190        635,471
                                                                                   --------------
ENERGY -- (0.0%)
*>>   Enron TOPRS Escrow Shares........................................     37,101              0
                                                                                   --------------
TOTAL PREFERRED STOCKS.................................................                   635,471
                                                                                   --------------
RIGHTS/WARRANTS -- (0.0%)
CONSUMER DISCRETIONARY -- (0.0%)
#*>>  Social Reality, Inc. Rights 12/31/19, Class A....................     16,919            508
                                                                                   --------------
TOTAL INVESTMENT SECURITIES
      (Cost $4,315,833,245)............................................             6,287,030,239
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.8%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 57,447,741     57,447,741
                                                                                   --------------

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- --------------
SECURITIES LENDING COLLATERAL -- (8.9%)
@(S)  The DFA Short Term Investment Fund............................... 53,325,046 $  617,024,110
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $4,990,234,767)............................................            $6,961,502,090
                                                                                   ==============

As of October 31, 2019, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............       386   12/20/19 $57,536,063 $58,590,940 $    1,054,877
                                                         ----------- ----------- --------------
TOTAL FUTURES CONTRACTS                                  $57,536,063 $58,590,940 $    1,054,877
                                                         =========== =========== ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                 LEVEL 1         LEVEL 2    LEVEL 3     TOTAL
                                              --------------   ------------ ------- --------------
Common Stocks
   Communication Services.................... $  157,740,820             --   --    $  157,740,820
   Consumer Discretionary....................    818,781,168   $     11,479   --       818,792,647
   Consumer Staples..........................    252,708,344             --   --       252,708,344
   Energy....................................    329,187,071             --   --       329,187,071
   Financials................................  1,420,040,837        153,387   --     1,420,194,224
   Health Care...............................    677,675,117             --   --       677,675,117
   Industrials...............................  1,294,043,446             --   --     1,294,043,446
   Information Technology....................    850,815,662          9,380   --       850,825,042
   Materials.................................    290,421,948             --   --       290,421,948
   Real Estate...............................     49,608,234             --   --        49,608,234
   Utilities.................................    145,197,367             --   --       145,197,367
Preferred Stocks
   Communication Services....................        635,471             --   --           635,471
Rights/Warrants
   Consumer Discretionary....................             --            508   --               508
Temporary Cash Investments...................     57,447,741             --   --        57,447,741
Securities Lending Collateral................             --    617,024,110   --       617,024,110
Futures Contracts**..........................      1,054,877             --   --         1,054,877
                                              --------------   ------------   --    --------------
TOTAL........................................ $6,345,358,103   $617,198,864   --    $6,962,556,967
                                              ==============   ============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (96.1%)
FINANCIALS -- (0.0%)
*   Ashford, Inc.....................................................     2,979 $     71,223
                                                                                ------------
REAL ESTATE -- (96.1%)
    Acadia Realty Trust..............................................   762,497   21,334,666
#   Agree Realty Corp................................................   376,062   29,622,404
    Alexander's, Inc.................................................    23,151    7,996,355
    Alexandria Real Estate Equities, Inc............................. 1,011,790  160,621,663
    American Assets Trust, Inc.......................................   441,425   21,612,168
    American Campus Communities, Inc................................. 1,222,192   61,085,156
#   American Finance Trust, Inc......................................   235,721    3,488,671
    American Homes 4 Rent, Class A................................... 2,400,755   63,547,985
    American Tower Corp.............................................. 3,954,874  862,478,922
    Apartment Investment & Management Co., Class A................... 1,343,137   73,711,359
#   Apple Hospitality REIT, Inc...................................... 1,896,834   31,259,824
#   Ashford Hospitality Trust, Inc...................................   978,518    2,671,354
    AvalonBay Communities, Inc....................................... 1,246,770  271,371,958
    Bluerock Residential Growth REIT, Inc............................   203,289    2,443,534
    Boston Properties, Inc........................................... 1,376,305  188,829,046
    Braemar Hotels & Resorts, Inc....................................   279,962    2,584,049
    Brandywine Realty Trust.......................................... 1,599,065   24,433,713
    Brixmor Property Group, Inc...................................... 2,653,999   58,441,058
#   Brookfield Property REIT, Inc., Class A..........................   921,850   17,422,965
    BRT Apartments Corp..............................................    30,679      512,339
    Camden Property Trust............................................   862,790   98,677,292
    CareTrust REIT, Inc..............................................   841,763   20,404,335
#   CBL & Associates Properties, Inc................................. 1,484,178    2,137,216
    Cedar Realty Trust, Inc..........................................   763,997    2,551,750
#   Chatham Lodging Trust............................................   404,693    7,304,709
    City Office REIT, Inc............................................   338,206    4,579,309
#   Clipper Realty, Inc..............................................    59,391      572,529
    Columbia Property Trust, Inc..................................... 1,044,439   21,431,888
#   Community Healthcare Trust, Inc..................................   155,939    7,550,566
#   CorePoint Lodging, Inc...........................................   369,644    3,640,993
    CoreSite Realty Corp.............................................   327,143   38,439,303
    Corporate Office Properties Trust................................   984,176   29,170,977
    Cousins Properties, Inc.......................................... 1,304,250   52,339,553
    Crown Castle International Corp.................................. 3,715,695  515,701,309
    CubeSmart........................................................ 1,720,878   54,551,833
    CyrusOne, Inc.................................................... 1,005,094   71,643,100
#   DiamondRock Hospitality Co....................................... 1,827,728   18,240,725
#   Digital Realty Trust, Inc........................................ 1,858,338  236,083,260
    Douglas Emmett, Inc.............................................. 1,481,172   64,164,371
    Duke Realty Corp................................................. 3,212,175  112,875,830
#   Easterly Government Properties, Inc..............................   623,468   13,915,806
    EastGroup Properties, Inc........................................   341,101   45,690,479
    Empire State Realty Trust, Inc., Class A......................... 1,327,187   19,204,396
    EPR Properties...................................................   683,809   53,193,502
    Equinix, Inc.....................................................   755,402  428,146,746
    Equity Commonwealth.............................................. 1,092,315   35,150,697
    Equity LifeStyle Properties, Inc................................. 1,541,591  107,818,875
    Equity Residential............................................... 3,315,232  293,928,469
#   Essential Properties Realty Trust, Inc...........................   454,501   11,662,496
    Essex Property Trust, Inc........................................   589,672  192,899,401
    Extra Space Storage, Inc......................................... 1,147,631  128,844,532
    Federal Realty Investment Trust..................................   666,399   90,636,928
    First Industrial Realty Trust, Inc............................... 1,130,570   47,608,303

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
REAL ESTATE -- (Continued)
    Four Corners Property Trust, Inc.................................   594,366 $ 17,028,586
#   Franklin Street Properties Corp..................................   941,922    8,100,529
#   Front Yard Residential Corp......................................   319,993    3,958,313
    Gaming and Leisure Properties, Inc............................... 1,815,266   73,264,136
    Getty Realty Corp................................................   303,553   10,181,168
    Gladstone Commercial Corp........................................   257,894    6,075,983
    Global Medical REIT, Inc.........................................   193,942    2,346,698
#   Global Net Lease, Inc............................................   740,138   14,417,888
#   Global Self Storage, Inc.........................................    28,065      117,312
    Healthcare Realty Trust, Inc..................................... 1,146,592   39,867,004
    Healthcare Trust of America, Inc., Class A....................... 1,822,240   56,489,440
    Healthpeak Properties, Inc....................................... 4,372,556  164,495,557
#   Hersha Hospitality Trust.........................................   370,755    5,116,419
    Highwoods Properties, Inc........................................   920,093   43,060,352
    Host Hotels & Resorts, Inc....................................... 6,521,802  106,892,335
    Hudson Pacific Properties, Inc................................... 1,388,939   49,890,689
    Independence Realty Trust, Inc...................................   777,621   11,975,363
#   Industrial Logistics Properties Trust............................   567,846   12,061,049
    Investors Real Estate Trust......................................   115,157    8,713,930
    Invitation Homes, Inc............................................ 4,088,959  125,899,048
#   Iron Mountain, Inc............................................... 2,557,308   83,879,702
    JBG SMITH Properties............................................. 1,126,189   45,340,369
    Kilroy Realty Corp...............................................   943,912   79,222,534
    Kimco Realty Corp................................................ 3,759,747   81,060,145
    Kite Realty Group Trust..........................................   744,689   13,270,358
#   Lamar Advertising Co., Class A...................................   764,638   61,178,686
    Lexington Realty Trust........................................... 1,965,163   21,380,973
    Liberty Property Trust........................................... 1,395,833   82,451,855
    Life Storage, Inc................................................   414,102   45,103,990
#   LTC Properties, Inc..............................................   351,050   18,201,943
#   Macerich Co. (The)...............................................   999,883   27,496,783
    Mack-Cali Realty Corp............................................   799,548   17,126,318
    Medical Properties Trust, Inc.................................... 3,974,409   82,389,499
    MGM Growth Properties LLC, Class A...............................   820,027   25,593,043
    Mid-America Apartment Communities, Inc........................... 1,016,747  141,317,666
    Monmouth Real Estate Investment Corp.............................   784,560   11,831,165
#   National Health Investors, Inc...................................   383,273   32,880,991
#   National Retail Properties, Inc.................................. 1,528,931   90,069,325
    National Storage Affiliates Trust................................   515,979   17,631,002
#   New Senior Investment Group, Inc.................................   717,386    5,050,397
    NexPoint Residential Trust, Inc..................................   164,106    8,003,450
#   Office Properties Income Trust...................................   420,275   13,398,367
#   Omega Healthcare Investors, Inc.................................. 2,011,292   88,577,300
    One Liberty Properties, Inc......................................   131,156    3,726,142
    Outfront Media, Inc.............................................. 1,270,209   33,419,199
    Paramount Group, Inc............................................. 1,758,824   23,691,359
    Park Hotels & Resorts, Inc....................................... 2,136,110   49,664,558
#   Pebblebrook Hotel Trust.......................................... 1,197,939   30,799,012
#   Pennsylvania Real Estate Investment Trust........................   633,141    3,494,938
    Physicians Realty Trust.......................................... 1,651,539   30,834,233
    Piedmont Office Realty Trust, Inc., Class A...................... 1,176,217   26,394,309
    Plymouth Industrial REIT, Inc....................................    22,854      431,026
    Preferred Apartment Communities, Inc., Class A...................    18,628      266,753
    Prologis, Inc.................................................... 5,633,166  494,366,648
    PS Business Parks, Inc...........................................   187,625   33,875,694
    Public Storage................................................... 1,401,958  312,440,360
#   QTS Realty Trust, Inc., Class A..................................   488,821   26,195,917
    Realty Income Corp............................................... 2,840,415  232,317,543
    Regency Centers Corp............................................. 1,490,319  100,209,050

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                          SHARES        VALUE+
                                                                        ----------- ---------------
REAL ESTATE -- (Continued)
      Retail Opportunity Investments Corp..............................   1,009,250 $    18,837,651
      Retail Properties of America, Inc., Class A......................   1,985,430      27,319,517
      Retail Value, Inc................................................     148,351       5,431,130
      Rexford Industrial Realty, Inc...................................     961,016      46,215,259
      RLJ Lodging Trust................................................   1,571,348      25,785,821
#     RPT Realty.......................................................     709,802      10,292,129
      Ryman Hospitality Properties, Inc................................     433,375      36,477,174
#     Sabra Health Care REIT, Inc......................................   1,673,286      41,162,836
      Saul Centers, Inc................................................     126,082       6,750,430
      SBA Communications Corp..........................................   1,009,625     242,966,256
      Senior Housing Properties Trust..................................   2,131,834      21,158,452
#     Seritage Growth Properties.......................................     264,019      11,482,186
#     Service Properties Trust.........................................   1,463,792      37,033,938
      Simon Property Group, Inc........................................   2,742,293     413,208,709
      SITE Centers Corp................................................   1,360,766      21,132,696
      SL Green Realty Corp.............................................     742,559      62,077,932
#     Sotherly Hotels, Inc.............................................     109,976         708,245
      Spirit MTA REIT..................................................     433,542         320,821
      Spirit Realty Capital, Inc.......................................     845,354      42,132,443
#     STAG Industrial, Inc.............................................   1,124,043      34,890,295
      STORE Capital Corp...............................................   1,850,462      74,943,711
#     Summit Hotel Properties, Inc.....................................     915,863      11,228,480
      Sun Communities, Inc.............................................     812,863     132,212,167
      Sunstone Hotel Investors, Inc....................................   2,020,530      27,297,360
#     Tanger Factory Outlet Centers, Inc...............................     847,532      13,662,216
#     Taubman Centers, Inc.............................................     545,479      19,517,239
      Terreno Realty Corp..............................................     580,506      32,746,343
      UDR, Inc.........................................................   2,597,971     130,548,043
#     UMH Properties, Inc..............................................     299,646       4,473,715
#     Uniti Group, Inc.................................................   1,502,669      10,398,469
#     Universal Health Realty Income Trust.............................     116,882      13,935,841
#     Urban Edge Properties............................................   1,057,902      22,332,311
      Urstadt Biddle Properties, Inc...................................      67,653       1,290,143
      Urstadt Biddle Properties, Inc., Class A.........................     266,595       6,486,256
      Ventas, Inc......................................................   3,326,665     216,565,892
      VEREIT, Inc......................................................   9,470,406      93,188,795
      Vornado Realty Trust.............................................   1,530,564     100,450,915
#     Washington Prime Group, Inc......................................   1,647,199       6,951,180
#     Washington Real Estate Investment Trust..........................     708,040      21,963,401
      Weingarten Realty Investors......................................   1,096,345      34,787,027
      Welltower, Inc...................................................   3,618,348     328,147,980
#     Whitestone REIT..................................................     318,928       4,541,535
      WP Carey, Inc....................................................   1,523,163     140,222,386
#     Xenia Hotels & Resorts, Inc......................................     992,901      20,900,566
                                                                                    ---------------
TOTAL REAL ESTATE......................................................              10,564,940,959
                                                                                    ---------------
TOTAL COMMON STOCKS....................................................              10,565,012,182
                                                                                    ---------------
TEMPORARY CASH INVESTMENTS -- (1.0%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 115,151,374     115,151,374
                                                                                    ---------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund...............................  27,408,938     317,148,823
                                                                                    ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $7,085,345,302)............................................             $10,997,312,379
                                                                                    ===============

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


As of October 31, 2019, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                    UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ----------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............       638    12/20/19 $95,935,733 $96,842,020 $      906,287
                                                          ----------- ----------- --------------
TOTAL FUTURES CONTRACTS............                       $95,935,733 $96,842,020 $      906,287
                                                          =========== =========== ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                  LEVEL 1         LEVEL 2    LEVEL 3      TOTAL
                                              ---------------   ------------ ------- ---------------
Common Stocks
   Financials................................ $        71,223             --   --    $        71,223
   Real Estate...............................  10,564,940,959             --   --     10,564,940,959
Temporary Cash Investments...................     115,151,374             --   --        115,151,374
Securities Lending Collateral................              --   $317,148,823   --        317,148,823
Futures Contracts**..........................         906,287             --   --            906,287
                                              ---------------   ------------   --    ---------------
TOTAL........................................ $10,681,069,843   $317,148,823   --    $10,998,218,666
                                              ===============   ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
COMMON STOCKS -- (96.1%)
AUSTRALIA -- (6.1%)
#*  Afterpay Touch Group, Ltd........................................    33,264 $   660,358
    AGL Energy, Ltd..................................................   157,174   2,145,522
    ALS, Ltd.........................................................   133,837     744,346
    Altium, Ltd......................................................    51,803   1,146,773
    Alumina, Ltd.....................................................   811,416   1,266,710
    AMP, Ltd......................................................... 2,049,194   2,589,238
    Ansell, Ltd......................................................     9,168     174,346
    APA Group........................................................   287,796   2,311,650
    Aristocrat Leisure, Ltd..........................................   177,083   3,861,300
    ASX, Ltd.........................................................    29,039   1,648,306
    Atlas Arteria, Ltd...............................................   259,883   1,437,274
    Aurizon Holdings, Ltd............................................ 1,195,310   4,862,806
    AusNet Services..................................................   747,865     955,299
    Australia & New Zealand Banking Group, Ltd.......................   638,182  11,727,939
#   Bank of Queensland, Ltd..........................................   221,190   1,380,459
    Beach Energy, Ltd................................................ 1,607,758   2,528,969
    Bendigo & Adelaide Bank, Ltd.....................................   299,645   2,199,125
    BHP Group, Ltd...................................................   842,811  20,659,364
#   BHP Group, Ltd., Sponsored ADR...................................    64,389   3,149,266
    BlueScope Steel, Ltd.............................................   472,460   4,324,984
    Boral, Ltd.......................................................   652,435   2,265,200
    Brambles, Ltd....................................................   509,466   4,211,780
    Caltex Australia, Ltd............................................   199,308   3,746,713
    carsales.com, Ltd................................................    16,841     180,476
    Challenger, Ltd..................................................   256,238   1,405,392
    CIMIC Group, Ltd.................................................    33,464     762,607
    Cleanaway Waste Management, Ltd..................................   975,941   1,240,414
    Coca-Cola Amatil, Ltd............................................   256,719   1,801,563
    Cochlear, Ltd....................................................    18,896   2,756,737
    Coles Group, Ltd.................................................   312,827   3,237,405
    Commonwealth Bank of Australia...................................   512,071  27,764,537
    Computershare, Ltd...............................................   196,002   2,139,452
    Crown Resorts, Ltd...............................................   140,201   1,204,411
    CSL, Ltd.........................................................   133,309  23,509,875
#   Domino's Pizza Enterprises, Ltd..................................    28,806   1,013,445
    Downer EDI, Ltd..................................................   519,969   2,892,095
    Evolution Mining, Ltd............................................   851,961   2,430,121
    Flight Centre Travel Group, Ltd..................................    33,092     972,134
    Fortescue Metals Group, Ltd......................................   929,486   5,689,033
#   Harvey Norman Holdings, Ltd......................................   399,284   1,126,586
    IDP Education, Ltd...............................................    62,529     766,422
    Iluka Resources, Ltd.............................................   217,450   1,407,520
    Incitec Pivot, Ltd...............................................   873,217   2,077,766
    Insurance Australia Group, Ltd...................................   795,715   4,359,780
    James Hardie Industries P.L.C....................................   177,441   3,047,407
    James Hardie Industries P.L.C., Sponsored ADR....................     2,500      42,950
    LendLease Group..................................................   263,970   3,411,999
    Link Administration Holdings, Ltd................................   393,161   1,516,107
    Macquarie Group, Ltd.............................................    95,837   8,849,379
    Magellan Financial Group, Ltd....................................    68,086   2,258,272
    Medibank Pvt, Ltd................................................ 1,001,993   2,335,368
    National Australia Bank, Ltd.....................................   785,876  15,426,065
    Newcrest Mining, Ltd.............................................   162,121   3,538,829
    Northern Star Resources, Ltd.....................................   343,959   2,331,463
    Oil Search, Ltd..................................................   526,266   2,597,274
    Orica, Ltd.......................................................   215,065   3,398,822
    Origin Energy, Ltd...............................................   805,174   4,365,214

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
AUSTRALIA -- (Continued)
    Orora, Ltd.......................................................   664,513 $  1,416,382
    Qantas Airways, Ltd..............................................   312,804    1,383,573
#   QBE Insurance Group, Ltd.........................................   601,028    5,229,174
    Qube Holdings, Ltd...............................................   771,048    1,728,768
    Ramsay Health Care, Ltd..........................................    46,838    2,213,125
#   REA Group, Ltd...................................................    16,819    1,262,255
#   Reece, Ltd.......................................................    99,318      711,349
    Rio Tinto, Ltd...................................................   133,863    8,370,851
    Santos, Ltd...................................................... 1,266,322    7,083,190
    Seek, Ltd........................................................   159,876    2,502,064
#   Seven Group Holdings, Ltd........................................    56,820      734,413
    Sonic Healthcare, Ltd............................................   114,510    2,255,272
    South32, Ltd., ADR...............................................     6,560       57,400
    South32, Ltd..................................................... 2,567,774    4,493,425
    Spark Infrastructure Group.......................................   639,870      892,315
    Star Entertainment Grp, Ltd. (The)...............................   411,354    1,333,810
    Suncorp Group, Ltd...............................................   576,422    5,351,792
    Sydney Airport...................................................   268,876    1,628,433
    Tabcorp Holdings, Ltd............................................   923,165    3,059,039
    Telstra Corp., Ltd............................................... 1,345,381    3,240,275
#   TPG Telecom, Ltd.................................................   267,150    1,204,091
    Transurban Group.................................................   595,732    6,101,453
    Treasury Wine Estates, Ltd.......................................   181,967    2,206,012
    Wesfarmers, Ltd..................................................   356,660    9,799,201
    Westpac Banking Corp.............................................   772,384   14,996,211
#   Westpac Banking Corp., Sponsored ADR.............................    60,269    1,166,808
    Whitehaven Coal, Ltd.............................................   685,758    1,559,679
#   WiseTech Global, Ltd.............................................    45,484      816,836
    Woodside Petroleum, Ltd..........................................   300,011    6,649,282
    Woolworths Group, Ltd............................................   387,995   10,004,886
    Worley, Ltd......................................................   180,773    1,696,776
*   Xero, Ltd........................................................    14,425      684,238
                                                                                ------------
TOTAL AUSTRALIA......................................................            333,687,025
                                                                                ------------
AUSTRIA -- (0.2%)
    Erste Group Bank AG..............................................   109,019    3,855,767
    OMV AG...........................................................    50,162    2,932,551
    Raiffeisen Bank International AG.................................   138,311    3,407,883
    Verbund AG.......................................................    11,511      623,609
    Voestalpine AG...................................................    53,052    1,331,216
                                                                                ------------
TOTAL AUSTRIA........................................................             12,151,026
                                                                                ------------
BELGIUM -- (1.1%)
    Ageas............................................................    95,292    5,495,531
    Anheuser-Busch InBev SA..........................................   265,831   21,457,184
#   Anheuser-Busch InBev SA/NV, Sponsored ADR........................     9,277      749,303
    Colruyt SA.......................................................    31,612    1,758,402
*   Galapagos NV.....................................................    10,769    1,979,357
    KBC Group NV.....................................................    94,511    6,645,473
    Proximus SADP....................................................   138,088    4,243,549
    Solvay SA........................................................    52,968    5,758,996
*   Telenet Group Holding NV.........................................    20,499    1,007,136
    UCB SA...........................................................    57,746    4,654,258
#   Umicore SA.......................................................   100,078    4,131,220
                                                                                ------------
TOTAL BELGIUM........................................................             57,880,409
                                                                                ------------
CANADA -- (8.6%)
    Agnico Eagle Mines, Ltd..........................................        23        1,418

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CANADA -- (Continued)
#   Agnico Eagle Mines, Ltd..........................................  58,757 $ 3,611,793
*   Air Canada.......................................................  44,600   1,588,141
    Algonquin Power & Utilities Corp................................. 153,440   2,107,455
    Algonquin Power & Utilities Corp.................................  23,199     318,290
    Alimentation Couche-Tard, Inc., Class B.......................... 264,916   7,944,865
#   AltaGas, Ltd..................................................... 132,584   1,928,714
    ARC Resources, Ltd...............................................   3,333      14,121
    Atco, Ltd., Class I..............................................  32,724   1,150,346
#*  Aurora Cannabis, Inc............................................. 158,345     567,450
#*  Aurora Cannabis, Inc.............................................  60,152     215,946
*   B2Gold Corp...................................................... 926,531   3,257,033
    Bank of Montreal, (2073174)...................................... 205,319  15,191,553
#   Bank of Montreal, (2076009)......................................  37,976   2,811,222
    Bank of Nova Scotia (The)........................................ 178,568  10,241,460
    Bank of Nova Scotia (The)........................................ 160,343   9,192,464
    Barrick Gold Corp................................................ 240,313   4,171,834
    Barrick Gold Corp................................................ 141,263   2,379,967
#*  Bausch Health Cos., Inc..........................................  94,103   2,337,519
*   Bausch Health Cos., Inc..........................................  66,614   1,655,867
    BCE, Inc.........................................................  19,715     935,223
#   BCE, Inc.........................................................  27,640   1,311,518
*   BlackBerry, Ltd.................................................. 156,732     823,465
#*  BlackBerry, Ltd..................................................  82,706     435,034
*   Bombardier, Inc., Class A........................................  19,300      25,057
*   Bombardier, Inc., Class B........................................ 784,252     988,428
    Brookfield Asset Management, Inc., Class A....................... 112,693   6,231,468
#   Brookfield Asset Management, Inc., Class A.......................  44,630   2,465,807
    BRP, Inc.........................................................  10,821     485,470
    CAE, Inc.........................................................  66,638   1,671,136
    CAE, Inc.........................................................  31,718     795,805
    Cameco Corp...................................................... 154,295   1,377,655
    Cameco Corp......................................................  64,209     573,386
#*  Canada Goose Holdings, Inc.......................................   7,177     300,245
#*  Canada Goose Holdings, Inc.......................................  16,870     705,672
    Canadian Imperial Bank of Commerce...............................  70,547   6,015,590
#   Canadian Imperial Bank of Commerce...............................  53,368   4,550,156
    Canadian National Railway Co..................................... 149,760  13,394,372
    Canadian National Railway Co.....................................  76,670   6,851,998
    Canadian Natural Resources, Ltd.................................. 277,144   6,988,044
    Canadian Natural Resources, Ltd.................................. 254,709   6,423,761
    Canadian Pacific Railway, Ltd....................................  31,366   7,132,663
    Canadian Pacific Railway, Ltd....................................  12,744   2,896,839
#   Canadian Tire Corp., Ltd., Class A...............................  26,216   2,826,217
    Canadian Utilities, Ltd., Class A................................  34,145     995,755
*   Canfor Corp......................................................   1,400      16,922
#*  Canopy Growth Corp...............................................  24,300     485,779
#*  Canopy Growth Corp...............................................  13,429     268,043
    CCL Industries, Inc., Class B....................................  45,580   1,876,009
    Cenovus Energy, Inc.............................................. 176,503   1,503,579
    Cenovus Energy, Inc.............................................. 262,140   2,225,569
*   CGI, Inc.........................................................  56,942   4,425,532
*   CGI, Inc.........................................................  18,335   1,425,205
    CI Financial Corp................................................ 163,821   2,384,366
    Cogeco Communications, Inc.......................................   5,733     495,560
#   Constellation Software, Inc......................................   6,443   6,363,410
    Dollarama, Inc...................................................  78,900   2,654,361
    Element Fleet Management Corp.................................... 173,629   1,476,459
#   Emera, Inc.......................................................  21,722     899,325
#   Empire Co., Ltd., Class A........................................  77,666   2,062,091

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
    Enbridge, Inc....................................................   138,888 $ 5,058,413
#   Enbridge, Inc....................................................   305,145  11,110,329
    Encana Corp......................................................   558,372   2,187,533
#   Encana Corp......................................................   473,733   1,861,771
    Fairfax Financial Holdings, Ltd..................................    13,086   5,543,989
    Finning International, Inc.......................................   123,450   2,102,334
    First Capital Realty, Inc........................................    74,564   1,234,147
    First Quantum Minerals, Ltd......................................   266,013   2,247,910
    FirstService Corp................................................     5,976     521,601
    Fortis, Inc......................................................    99,634   4,139,376
#   Franco-Nevada Corp...............................................    12,656   1,228,029
#   Franco-Nevada Corp...............................................    24,704   2,395,547
#   Genworth MI Canada, Inc..........................................    18,313     739,694
    George Weston, Ltd...............................................    39,504   3,162,779
    Gildan Activewear, Inc...........................................    35,400     904,419
    Gildan Activewear, Inc...........................................    26,455     675,396
    Great-West Lifeco, Inc...........................................    95,962   2,333,659
    Husky Energy, Inc................................................   257,845   1,801,058
#   Hydro One, Ltd...................................................    67,923   1,262,952
    IA Financial Crop., Inc..........................................    76,639   3,690,845
    IGM Financial, Inc...............................................    32,067     904,966
    Imperial Oil, Ltd................................................    24,570     611,872
#   Imperial Oil, Ltd................................................    82,557   2,053,193
    Intact Financial Corp............................................    30,500   3,147,028
    Inter Pipeline, Ltd..............................................   204,712   3,436,476
#   Keyera Corp......................................................   122,235   2,833,372
*   Kinross Gold Corp................................................ 1,081,211   5,253,778
*   Kinross Gold Corp................................................    22,897     111,050
    Kirkland Lake Gold, Ltd..........................................    79,988   3,756,175
    Linamar Corp.....................................................    14,636     477,273
    Loblaw Cos., Ltd.................................................    57,864   3,085,858
    Lundin Mining Corp...............................................   451,887   2,281,564
    Magna International, Inc.........................................    73,020   3,926,259
    Magna International, Inc.........................................   177,111   9,523,258
    Manulife Financial Corp..........................................   177,419   3,304,296
    Manulife Financial Corp..........................................   277,634   5,169,545
    Maple Leaf Foods, Inc............................................    36,687     639,815
    Methanex Corp....................................................    25,981     984,520
    Methanex Corp....................................................     6,689     253,714
    Metro, Inc.......................................................    56,549   2,391,460
    National Bank of Canada..........................................   209,321  10,810,124
    Northland Power, Inc.............................................    78,126   1,560,029
    Nutrien, Ltd.....................................................    46,391   2,219,337
    Nutrien, Ltd.....................................................    86,822   4,149,205
    Onex Corp........................................................    32,708   1,922,846
    Open Text Corp...................................................    39,200   1,583,953
    Open Text Corp...................................................    57,964   2,333,631
#   Pan American Silver Corp.........................................    36,070     612,623
#   Pan American Silver Corp.........................................     4,018      68,507
    Parkland Fuel Corp...............................................    92,737   3,080,437
    Pembina Pipeline Corp............................................     3,073     108,200
    Pembina Pipeline Corp............................................   103,989   3,656,253
#   PrairieSky Royalty, Ltd..........................................    84,981     829,744
    Quebecor, Inc., Class B..........................................    88,454   2,056,383
    Restaurant Brands International, Inc.............................    63,671   4,165,614
    Restaurant Brands International, Inc.............................     3,938     257,703
    Ritchie Bros Auctioneers, Inc....................................     9,300     382,634
    Ritchie Bros Auctioneers, Inc....................................    22,539     926,804
    Rogers Communications, Inc., Class B.............................    60,368   2,842,168

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CANADA -- (Continued)
    Rogers Communications, Inc., Class B.............................  50,035 $  2,356,148
    Royal Bank of Canada............................................. 250,890   20,237,304
    Royal Bank of Canada............................................. 216,240   17,441,918
    Saputo, Inc......................................................  61,900    1,795,293
    Shaw Communications, Inc., Class B...............................  89,996    1,836,681
    Shaw Communications, Inc., Class B............................... 101,348    2,071,553
*   Shopify, Inc., Class A...........................................   7,521    2,358,343
*   Shopify, Inc., Class A...........................................   6,301    1,975,805
    SNC-Lavalin Group, Inc...........................................  15,377      277,979
#*  Spin Master Corp.................................................  12,362      349,714
    Stantec, Inc.....................................................   1,400       29,869
    Stantec, Inc.....................................................   5,493      117,495
*   Stars Group, Inc. (The)..........................................   2,400       52,224
*   Stars Group, Inc. (The)..........................................  64,050    1,393,728
    Sun Life Financial, Inc..........................................  37,725    1,692,484
    Sun Life Financial, Inc.......................................... 107,570    4,827,742
    Suncor Energy, Inc., (B3NB0P5)................................... 295,550    8,774,879
    Suncor Energy, Inc., (B3NB1P2)................................... 360,829   10,728,169
    TC Energy Corp...................................................  28,421    1,432,594
    TC Energy Corp................................................... 155,433    7,822,943
    Teck Resources, Ltd., Class B....................................  98,438    1,556,054
    Teck Resources, Ltd., Class B.................................... 355,719    5,631,032
    TELUS Corp.......................................................  39,380    1,400,769
    TFI International, Inc...........................................  25,396      809,255
    Thomson Reuters Corp.............................................   5,033      338,220
    Thomson Reuters Corp.............................................  31,623    2,126,963
    TMX Group, Ltd...................................................  25,773    2,251,884
    Toromont Industries, Ltd.........................................  44,098    2,277,052
    Toronto-Dominion Bank (The)...................................... 232,719   13,288,889
    Toronto-Dominion Bank (The)...................................... 241,720   13,794,960
    Tourmaline Oil Corp.............................................. 164,011    1,407,125
*   Turquoise Hill Resources, Ltd.................................... 185,621       76,103
#   Vermilion Energy, Inc............................................  15,692      207,305
    Waste Connections, Inc...........................................  29,198    2,697,878
    Waste Connections, Inc...........................................  22,131    2,044,249
    West Fraser Timber Co., Ltd......................................  19,602      906,356
    Wheaton Precious Metals Corp.....................................   4,275      119,834
    Wheaton Precious Metals Corp..................................... 119,376    3,350,884
    WSP Global, Inc..................................................  45,300    2,826,478
                                                                              ------------
TOTAL CANADA.........................................................          473,048,035
                                                                              ------------
DENMARK -- (1.5%)
    AP Moller - Maersk A.S., Class A.................................     885    1,063,103
#   AP Moller - Maersk A.S., Class B.................................   1,457    1,858,552
    Carlsberg A.S., Class B..........................................  25,422    3,580,031
    Chr Hansen Holding A.S...........................................  39,108    3,002,543
    Coloplast A.S., Class B..........................................  36,465    4,390,238
    Danske Bank A.S.................................................. 239,794    3,426,783
#*  Demant A.S.......................................................  59,163    1,562,802
    DSV Panalpina A.S................................................  66,210    6,434,891
*   Genmab A.S.......................................................  22,088    4,826,108
    GN Store Nord A.S................................................ 102,843    4,524,367
    H Lundbeck A.S...................................................  38,058    1,300,464
    ISS A.S..........................................................  73,319    1,919,581
    Novo Nordisk A.S., Sponsored ADR.................................  60,487    3,340,092
    Novo Nordisk A.S., Class B....................................... 483,626   26,593,962
    Novozymes A.S., Class B..........................................  92,209    4,346,692
    Orsted A.S.......................................................  41,624    3,653,408
    Rockwool International A.S., Class B.............................   4,664      916,654

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
DENMARK -- (Continued)
    Tryg A.S.........................................................    52,778 $ 1,475,200
    Vestas Wind Systems A.S..........................................    62,789   5,115,282
                                                                                -----------
TOTAL DENMARK........................................................            83,330,753
                                                                                -----------
FINLAND -- (1.2%)
    Elisa Oyj........................................................    79,278   4,330,904
    Fortum Oyj.......................................................   208,561   5,096,734
    Kesko Oyj, Class B...............................................    33,596   2,238,436
    Kone Oyj, Class B................................................   107,052   6,816,621
    Neste Oyj........................................................   154,740   5,591,137
    Nokia Oyj........................................................ 1,084,217   3,980,170
    Nokia Oyj........................................................   268,823     987,829
    Nordea Bank Abp..................................................   687,688   5,033,418
    Nordea Bank Abp..................................................    16,246     118,902
    Sampo Oyj, Class A...............................................   170,222   6,975,670
    Stora Enso Oyj, Class R..........................................   542,737   7,051,085
    UPM-Kymmene Oyj..................................................   407,492  13,271,789
    Wartsila Oyj Abp.................................................   233,093   2,462,570
                                                                                -----------
TOTAL FINLAND........................................................            63,955,265
                                                                                -----------
FRANCE -- (9.8%)
    Accor SA.........................................................    67,356   2,897,223
    Aeroports de Paris...............................................    10,979   2,088,087
*   Air France-KLM...................................................    66,339     790,792
    Air Liquide SA...................................................   133,647  17,769,844
    Airbus SE........................................................   178,673  25,632,114
    Alstom SA........................................................    65,576   2,837,027
    Amundi SA........................................................    25,084   1,792,685
    Arkema SA........................................................    66,700   6,825,938
    Atos SE..........................................................    48,267   3,745,837
    AXA SA...........................................................   417,402  11,049,138
    BioMerieux.......................................................    23,928   1,959,345
    BNP Paribas SA...................................................   254,059  13,277,007
    Bollore SA.......................................................   393,392   1,704,319
#*  Bollore SA.......................................................     2,287       9,744
    Bouygues SA......................................................   166,499   7,062,563
    Bureau Veritas SA................................................   123,252   3,151,129
    Capgemini SE.....................................................    72,095   8,127,278
    Carrefour SA.....................................................   344,168   5,859,650
#   Casino Guichard Perrachon SA.....................................    15,181     819,540
    Cie de Saint-Gobain..............................................   268,430  10,932,600
    Cie Generale des Etablissements Michelin SCA.....................   108,850  13,253,269
    CNP Assurances...................................................    75,199   1,492,643
    Credit Agricole SA...............................................   250,584   3,269,706
    Danone SA, Sponsored ADR.........................................    13,003     214,549
    Danone SA........................................................   170,573  14,130,474
    Dassault Aviation SA.............................................       545     757,087
    Dassault Systemes SE.............................................    24,054   3,653,243
    Edenred..........................................................    91,660   4,831,191
    Eiffage SA.......................................................    77,009   8,271,237
    Electricite de France SA.........................................   242,121   2,501,307
    Engie SA.........................................................   484,894   8,119,439
    EssilorLuxottica SA..............................................    56,967   8,698,536
#   Eurofins Scientific SE...........................................     7,095   3,597,123
    Faurecia SE......................................................    75,830   3,538,845
    Getlink SE.......................................................   173,992   2,914,519
    Hermes International.............................................     9,829   7,080,344
    Iliad SA.........................................................    25,279   2,619,799

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FRANCE -- (Continued)
    Imerys SA........................................................  11,527 $    445,273
    Ingenico Group SA................................................   2,341      250,326
    Ipsen SA.........................................................  17,542    1,869,760
#   JCDecaux SA......................................................  44,033    1,203,664
    Kering SA........................................................  22,325   12,702,843
    Legrand SA.......................................................  99,700    7,788,962
    L'Oreal SA.......................................................  57,248   16,719,946
    LVMH Moet Hennessy Louis Vuitton SE..............................  92,526   39,513,747
    Natixis SA....................................................... 413,467    1,899,601
#   Orange SA, Sponsored ADR.........................................  45,487      731,431
    Orange SA........................................................ 787,902   12,680,881
#   Orpea............................................................  25,571    3,079,851
#   Pernod Ricard SA.................................................  35,635    6,582,962
    Peugeot SA....................................................... 490,390   12,419,672
    Publicis Groupe SA............................................... 133,918    5,763,634
#   Remy Cointreau SA................................................   8,660    1,158,905
    Renault SA....................................................... 102,563    5,236,757
    Rubis SCA........................................................  30,593    1,774,015
    Safran SA........................................................  80,878   12,810,257
    Sanofi........................................................... 234,559   21,623,305
    Sartorius Stedim Biotech.........................................  10,679    1,599,836
    Schneider Electric SE............................................ 141,707   13,170,300
    Schneider Electric SE............................................     935       87,415
    SCOR SE..........................................................  88,857    3,747,911
    SEB SA...........................................................  14,686    2,231,582
    SES SA........................................................... 293,150    5,682,684
#   Societe Generale SA.............................................. 387,230   11,012,396
    Sodexo SA........................................................  37,025    4,074,293
    Sodexo SA........................................................  16,625    1,828,227
    STMicroelectronics NV............................................ 415,992    9,441,484
    Suez............................................................. 154,201    2,405,155
    Teleperformance..................................................  29,155    6,614,785
    Thales SA........................................................  45,568    4,454,710
    Total SA......................................................... 715,241   37,813,499
    TOTAL SA, Sponsored ADR.......................................... 135,965    7,155,838
*   Ubisoft Entertainment SA.........................................  43,093    2,546,763
    Valeo SA......................................................... 221,857    8,262,107
    Veolia Environnement SA, ADR.....................................  17,086      450,216
    Veolia Environnement SA.......................................... 103,111    2,714,269
#   Vinci SA......................................................... 180,868   20,292,708
    Vivendi SA....................................................... 199,380    5,552,242
*   Worldline SA.....................................................  21,901    1,332,616
                                                                              ------------
TOTAL FRANCE.........................................................          536,001,999
                                                                              ------------
GERMANY -- (6.9%)
    1&1 Drillisch AG.................................................  18,832      504,374
    Adidas AG........................................................  55,653   17,203,830
    Allianz SE, Sponsored ADR........................................ 243,452    5,942,663
    Allianz SE.......................................................  71,677   17,505,139
    Aroundtown SA.................................................... 321,043    2,713,643
*   Axel Springer SE.................................................  31,683    2,217,518
    BASF SE.......................................................... 230,485   17,521,286
    Bayer AG......................................................... 294,208   22,823,529
    Bayerische Motoren Werke AG...................................... 130,231    9,972,398
    Beiersdorf AG....................................................  24,613    2,911,949
    Brenntag AG...................................................... 101,414    5,082,893
    Carl Zeiss Meditec AG............................................  13,166    1,435,148
    Commerzbank AG................................................... 513,487    3,072,575
    Continental AG...................................................  68,897    9,228,118

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
GERMANY -- (Continued)
    Covestro AG......................................................   156,618 $  7,521,095
    Daimler AG.......................................................   354,259   20,661,355
*   Delivery Hero SE.................................................    21,842    1,024,885
    Deutsche Bank AG.................................................    78,162      566,810
    Deutsche Bank AG.................................................   752,422    5,455,059
    Deutsche Boerse AG...............................................    60,725    9,403,850
    Deutsche Lufthansa AG............................................   222,479    3,854,045
    Deutsche Post AG.................................................   320,935   11,369,134
    Deutsche Telekom AG.............................................. 1,086,899   19,124,595
    Deutsche Wohnen SE...............................................    85,465    3,222,237
    E.ON SE..........................................................   880,516    8,879,534
    Evonik Industries AG.............................................   110,536    2,913,059
    Fielmann AG......................................................    13,678    1,054,871
    Fraport AG Frankfurt Airport Services Worldwide..................    27,152    2,269,436
    Fresenius Medical Care AG & Co. KGaA.............................   128,122    9,247,794
    Fresenius SE & Co. KGaA..........................................   193,770   10,203,009
    Fuchs Petrolub SE................................................    18,404      741,279
    Hannover Rueck SE................................................    17,432    3,089,017
    Hapag-Lloyd AG...................................................    17,117    1,243,465
    HeidelbergCement AG..............................................    62,277    4,617,094
    Henkel AG & Co. KGaA.............................................    27,154    2,612,701
    Hochtief AG......................................................    10,319    1,289,286
    Infineon Technologies AG.........................................   497,375    9,633,542
    KION Group AG....................................................    61,534    4,094,333
    LEG Immobilien AG................................................    25,223    2,897,211
    Merck KGaA.......................................................    32,423    3,866,975
    METRO AG.........................................................   169,537    2,768,436
    MTU Aero Engines AG..............................................    25,004    6,686,845
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........    33,162    9,213,716
    Nemetschek SE....................................................    26,624    1,358,420
    Puma SE..........................................................    16,210    1,219,607
    Puma SE..........................................................    17,900    1,346,563
*   QIAGEN NV........................................................    19,444      579,626
*   QIAGEN NV........................................................    66,541    2,001,483
    Rational AG......................................................     1,841    1,400,731
#   RTL Group SA.....................................................    24,690    1,255,145
    RWE AG...........................................................   152,706    4,653,634
    SAP SE...........................................................   219,235   29,048,954
    Siemens AG.......................................................   179,739   20,741,879
    Symrise AG.......................................................    43,831    4,212,458
*   Talanx AG........................................................    29,149    1,343,431
    Telefonica Deutschland Holding AG................................   537,746    1,707,784
    Thyssenkrupp AG..................................................   153,929    2,195,117
    Uniper SE........................................................    91,113    2,839,678
    United Internet AG...............................................   101,388    3,060,736
    Volkswagen AG....................................................    14,820    2,801,575
    Vonovia SE.......................................................   120,373    6,410,446
    Wirecard AG......................................................    28,560    3,613,294
*   Zalando SE.......................................................    20,783      901,088
                                                                                ------------
TOTAL GERMANY........................................................            380,351,380
                                                                                ------------
HONG KONG -- (3.0%)
    AIA Group, Ltd................................................... 3,211,400   31,979,820
    ASM Pacific Technology, Ltd......................................   305,100    4,260,059
    Bank of East Asia, Ltd. (The)....................................   579,072    1,394,926
    BOC Aviation, Ltd................................................   191,700    1,801,002
    BOC Hong Kong Holdings, Ltd...................................... 1,220,500    4,193,179
#   Cathay Pacific Airways, Ltd......................................   520,000      664,326
    Chow Tai Fook Jewellery Group, Ltd...............................   647,200      581,906

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
HONG KONG -- (Continued)
    CK Asset Holdings, Ltd...........................................   857,962 $  5,969,449
    CK Hutchison Holdings, Ltd.......................................   847,462    7,824,681
    CK Infrastructure Holdings, Ltd..................................   228,500    1,644,453
    CLP Holdings, Ltd................................................   425,900    4,423,149
    Galaxy Entertainment Group, Ltd..................................   748,000    5,150,455
    Guoco Group, Ltd.................................................    16,000      264,960
    Hang Lung Group, Ltd.............................................   529,000    1,324,951
    Hang Lung Properties, Ltd........................................   912,000    2,004,760
    Hang Seng Bank, Ltd..............................................   274,000    5,717,034
    Henderson Land Development Co., Ltd..............................   547,571    2,734,887
    HK Electric Investments & HK Electric Investments, Ltd...........   632,500      631,345
    HKT Trust & HKT, Ltd............................................. 2,641,000    4,108,496
    Hong Kong & China Gas Co., Ltd................................... 2,495,834    4,844,166
    Hong Kong Exchanges & Clearing, Ltd..............................   375,865   11,709,710
    Hysan Development Co., Ltd.......................................   257,638    1,015,414
    Kerry Properties, Ltd............................................   408,893    1,322,222
    Melco International Development, Ltd.............................   353,000      935,572
    Melco Resorts & Entertainment, Ltd., ADR.........................    34,136      735,289
#   MGM China Holdings, Ltd..........................................   299,200      473,778
    MTR Corp., Ltd...................................................   367,314    2,106,098
    NagaCorp., Ltd................................................... 1,006,000    1,827,988
    New World Development Co., Ltd................................... 4,053,861    5,798,786
#   NWS Holdings, Ltd................................................   792,514    1,179,482
#   PCCW, Ltd........................................................ 4,023,712    2,389,742
    Power Assets Holdings, Ltd.......................................   290,707    2,074,524
    Prada SpA........................................................   283,900      976,010
    Samsonite International SA.......................................   510,900    1,040,275
    Sands China, Ltd.................................................   740,000    3,644,957
    Shangri-La Asia, Ltd.............................................   671,155      688,882
    Sino Land Co., Ltd............................................... 1,402,223    2,096,137
    SJM Holdings, Ltd................................................ 1,302,000    1,390,850
    Sun Hung Kai Properties, Ltd.....................................   354,608    5,373,484
    Swire Pacific, Ltd., Class A.....................................   266,500    2,540,353
    Swire Pacific, Ltd., Class B.....................................   450,000      664,528
    Swire Properties, Ltd............................................   273,000      858,598
    Techtronic Industries Co., Ltd...................................   535,500    4,184,937
    Vitasoy International Holdings, Ltd..............................   374,000    1,520,799
    WH Group, Ltd.................................................... 6,249,000    6,596,085
#   Wharf Holdings, Ltd. (The).......................................   567,609    1,288,049
    Wharf Real Estate Investment Co., Ltd............................   254,609    1,497,540
    Wheelock & Co., Ltd..............................................   359,000    2,220,272
    Wynn Macau, Ltd..................................................   468,800    1,017,334
    Xinyi Glass Holdings, Ltd........................................ 1,686,000    1,895,636
    Yue Yuen Industrial Holdings, Ltd................................   687,500    1,937,504
                                                                                ------------
TOTAL HONG KONG......................................................            164,518,839
                                                                                ------------
IRELAND -- (0.7%)
    AIB Group P.L.C..................................................   344,471    1,104,725
    Bank of Ireland Group P.L.C......................................   452,935    2,183,164
    CRH P.L.C........................................................    20,676      752,808
    CRH P.L.C., Sponsored ADR........................................   304,422   11,111,403
    CRH P.L.C........................................................    33,732    1,229,640
    Flutter Entertainment P.L.C......................................    40,419    4,177,203
    Glanbia P.L.C....................................................    65,928      735,277
    Kerry Group P.L.C., Class A......................................    26,868    3,247,391
    Kerry Group P.L.C., Class A......................................    18,318    2,218,034
    Kingspan Group P.L.C.............................................   109,030    5,648,238

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
IRELAND -- (Continued)
    Smurfit Kappa Group P.L.C........................................   136,283 $ 4,551,513
                                                                                -----------
TOTAL IRELAND........................................................            36,959,396
                                                                                -----------
ISRAEL -- (0.5%)
    Alony Hetz Properties & Investments, Ltd.........................     3,827      55,248
    Azrieli Group, Ltd...............................................    14,227   1,096,592
    Bank Hapoalim BM.................................................   358,237   2,867,206
    Bank Leumi Le-Israel BM..........................................   662,599   4,826,534
    Bezeq The Israeli Telecommunication Corp., Ltd...................   563,765     371,981
    Delek Group, Ltd.................................................     1,660     207,494
    Elbit Systems, Ltd...............................................     6,571   1,077,360
#   Elbit Systems, Ltd...............................................     1,593     261,109
*   First International Bank Of Israel, Ltd..........................    46,421   1,274,417
    Harel Insurance Investments & Financial Services, Ltd............    30,339     242,633
    Israel Chemicals, Ltd............................................   241,997   1,075,691
    Israel Discount Bank, Ltd., Class A..............................   724,402   3,310,390
    Melisron, Ltd....................................................     5,998     363,686
    Mizrahi Tefahot Bank, Ltd........................................    69,535   1,725,205
#*  Nice, Ltd., Sponsored ADR........................................    18,312   2,889,450
    Oil Refineries, Ltd..............................................   588,445     302,122
    Shufersal, Ltd...................................................    60,607     409,827
    Strauss Group, Ltd...............................................    25,158     761,800
#*  Teva Pharmaceutical Industries, Ltd., Sponsored ADR..............   287,068   2,339,604
*   Teva Pharmaceutical Industries, Ltd..............................     5,899      48,321
*   Tower Semiconductor, Ltd.........................................    63,725   1,408,461
                                                                                -----------
TOTAL ISRAEL.........................................................            26,915,131
                                                                                -----------
ITALY -- (2.1%)
    A2A SpA..........................................................   826,480   1,659,140
    Assicurazioni Generali SpA.......................................   344,381   6,983,180
    Atlantia SpA.....................................................   103,392   2,554,394
#   CNH Industrial NV................................................   321,761   3,503,221
#   Davide Campari-Milano SpA........................................   132,990   1,219,824
    DiaSorin SpA.....................................................     7,287     821,616
    Enel SpA......................................................... 2,271,536  17,605,218
    Eni SpA..........................................................   847,551  12,858,183
#   Eni SpA, Sponsored ADR...........................................    67,929   2,057,570
    Ferrari NV.......................................................    35,703   5,718,147
#   Ferrari NV.......................................................     4,494     719,579
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................   204,572   3,134,043
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   606,091   9,405,783
#   FinecoBank Banca Fineco SpA......................................   227,142   2,560,648
    Hera SpA.........................................................     6,169      26,426
    Intesa Sanpaolo SpA.............................................. 3,262,604   8,175,512
    Leonardo SpA.....................................................   203,905   2,368,888
    Mediobanca Banca di Credito Finanziario SpA......................   346,425   4,119,453
    Moncler SpA......................................................    82,474   3,182,568
#   Pirelli & C SpA..................................................   103,459     598,085
    Poste Italiane SpA...............................................   185,895   2,257,957
#   Prysmian SpA.....................................................    20,177     466,740
    Recordati SpA....................................................    48,448   2,035,983
    Snam SpA.........................................................   622,365   3,195,162
*   Telecom Italia SpA............................................... 6,106,646   3,574,181
*   Telecom Italia SpA, Sponsored ADR................................    53,165     307,294
#   Tenaris SA.......................................................    77,460     785,823
#   Tenaris SA, ADR..................................................    19,881     403,584
    Terna Rete Elettrica Nazionale SpA...............................   453,423   2,996,854
    UniCredit SpA....................................................   774,547   9,826,701

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
ITALY -- (Continued)
    UnipolSai Assicurazioni SpA...................................... 435,045 $  1,214,192
                                                                              ------------
TOTAL ITALY..........................................................          116,335,949
                                                                              ------------
JAPAN -- (22.6%)
    ABC-Mart, Inc....................................................   8,200      562,236
    Acom Co., Ltd.................................................... 139,900      562,068
    Advantest Corp...................................................  70,600    3,212,898
    Aeon Co., Ltd.................................................... 219,700    4,420,441
    Aeon Delight Co., Ltd............................................   8,400      292,533
    AEON Financial Service Co., Ltd..................................  87,900    1,339,631
    Aeon Mall Co., Ltd...............................................  38,848      621,530
    AGC, Inc......................................................... 113,800    4,001,216
    Aica Kogyo Co., Ltd..............................................  21,600      685,964
    Ain Holdings, Inc................................................  15,200      869,731
    Air Water, Inc................................................... 120,900    2,263,366
    Aisin Seiki Co., Ltd............................................. 116,400    4,645,501
    Ajinomoto Co., Inc............................................... 138,900    2,640,792
    Alfresa Holdings Corp............................................  59,200    1,321,867
    Alps Alpine Co., Ltd............................................. 156,800    3,361,573
    Amada Holdings Co., Ltd.......................................... 136,100    1,549,922
    Amano Corp.......................................................  24,700      730,297
    ANA Holdings, Inc................................................  30,900    1,061,058
#   Anritsu Corp.....................................................  37,500      715,135
    Aozora Bank, Ltd.................................................  60,800    1,560,028
    Ariake Japan Co., Ltd............................................   6,600      512,344
    As One Corp......................................................   1,000       83,618
    Asahi Group Holdings, Ltd........................................ 110,700    5,543,572
    Asahi Intecc Co., Ltd............................................  54,800    1,507,844
    Asahi Kasei Corp................................................. 452,700    5,025,577
    Asics Corp.......................................................  76,700    1,316,810
    Astellas Pharma, Inc............................................. 476,475    8,177,591
    Azbil Corp.......................................................  45,400    1,263,354
    Bandai Namco Holdings, Inc.......................................  70,000    4,304,241
    Bank of Kyoto, Ltd. (The)........................................  32,088    1,270,060
    Benefit One, Inc.................................................  26,200      530,353
    Benesse Holdings, Inc............................................  30,600      819,155
    Bic Camera, Inc..................................................  61,500      671,462
    Bridgestone Corp................................................. 223,713    9,295,254
    Brother Industries, Ltd.......................................... 150,300    2,824,743
    Calbee, Inc......................................................  32,500    1,086,336
    Canon Marketing Japan, Inc.......................................  28,700      607,226
#   Canon, Inc., Sponsored ADR.......................................  43,818    1,187,468
    Canon, Inc....................................................... 217,400    5,965,393
    Capcom Co., Ltd..................................................  44,300    1,045,640
    Casio Computer Co., Ltd..........................................  73,100    1,186,674
    Central Japan Railway Co.........................................  36,845    7,558,163
    Chiba Bank, Ltd. (The)........................................... 254,137    1,381,323
    Chubu Electric Power Co., Inc.................................... 154,800    2,322,347
    Chugai Pharmaceutical Co., Ltd...................................  42,900    3,610,282
    Chugoku Bank, Ltd. (The).........................................  87,200      852,107
#   Chugoku Electric Power Co., Inc. (The)...........................  73,000      972,488
    Citizen Watch Co., Ltd........................................... 119,200      633,733
#   Coca-Cola Bottlers Japan Holdings, Inc...........................  57,500    1,305,483
    COMSYS Holdings Corp.............................................  38,400    1,132,844
    Concordia Financial Group, Ltd................................... 445,700    1,817,535
    Cosmos Pharmaceutical Corp.......................................   4,600      949,950
    Credit Saison Co., Ltd...........................................  88,000    1,274,304
    CyberAgent, Inc..................................................  32,100    1,043,300
    Dai Nippon Printing Co., Ltd..................................... 102,000    2,724,266

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Daicel Corp...................................................... 154,200 $ 1,378,461
#   Daido Steel Co., Ltd.............................................  18,500     807,303
    Daifuku Co., Ltd.................................................  26,849   1,424,654
    Dai-ichi Life Holdings, Inc...................................... 235,365   3,836,309
    Daiichi Sankyo Co., Ltd..........................................  87,346   5,743,330
    Daiichikosho Co., Ltd............................................  27,200   1,293,015
    Daikin Industries, Ltd...........................................  72,600  10,161,067
    Daio Paper Corp..................................................  56,200     749,130
    Daito Trust Construction Co., Ltd................................  21,300   2,822,685
    Daiwa House Industry Co., Ltd.................................... 231,300   7,962,522
    Daiwa Securities Group, Inc...................................... 676,300   3,039,834
    DeNA Co., Ltd....................................................  52,700     898,314
    Denka Co., Ltd...................................................  69,000   1,991,247
    Denso Corp....................................................... 118,900   5,520,517
    Dentsu, Inc......................................................  81,882   2,927,261
    DIC Corp.........................................................  69,700   1,996,564
    Disco Corp.......................................................   7,700   1,680,428
    DMG Mori Co., Ltd................................................  45,900     743,129
    Dowa Holdings Co., Ltd...........................................  32,040   1,106,155
    East Japan Railway Co............................................  83,800   7,607,447
    Ebara Corp.......................................................  60,000   1,775,179
    Eisai Co., Ltd...................................................  47,500   3,438,477
    Electric Power Development Co., Ltd..............................  34,500     837,674
    en-japan, Inc....................................................  14,300     605,258
    Ezaki Glico Co., Ltd.............................................  14,100     654,288
    FamilyMart Co., Ltd..............................................  42,344   1,050,394
    Fancl Corp.......................................................  22,100     624,524
    FANUC Corp.......................................................  37,100   7,317,948
    Fast Retailing Co., Ltd..........................................  16,700  10,298,752
    FP Corp..........................................................  12,000     745,054
    Fuji Electric Co., Ltd...........................................  71,900   2,285,099
#   Fuji Kyuko Co., Ltd..............................................  13,400     535,364
    Fuji Media Holdings, Inc.........................................  21,500     290,521
    Fuji Oil Holdings, Inc...........................................  23,100     694,744
    Fuji Seal International, Inc.....................................  24,300     603,605
    FUJIFILM Holdings Corp...........................................  78,200   3,433,153
    Fujitsu General, Ltd.............................................   1,300      23,466
    Fujitsu, Ltd.....................................................  68,944   6,110,439
    Fukuoka Financial Group, Inc.....................................  84,800   1,634,718
    Fukuyama Transporting Co., Ltd...................................  16,207     581,338
    Furukawa Electric Co., Ltd.......................................  68,817   1,923,526
    Fuyo General Lease Co., Ltd......................................   2,900     189,018
    Glory, Ltd.......................................................  27,200     800,837
    GMO internet, Inc................................................  26,100     438,606
#   GMO Payment Gateway, Inc.........................................  11,800     869,650
    Goldwin, Inc.....................................................  11,000     842,270
    GungHo Online Entertainment, Inc.................................  18,619     403,258
    Hachijuni Bank, Ltd. (The)....................................... 212,800     915,392
    Hakuhodo DY Holdings, Inc........................................  83,100   1,240,077
    Hamamatsu Photonics KK...........................................  28,600   1,110,516
    Hankyu Hanshin Holdings, Inc.....................................  96,100   3,845,632
#   Harmonic Drive Systems, Inc......................................  13,000     602,897
    Haseko Corp...................................................... 275,600   3,556,446
    Heiwa Corp.......................................................  38,100     784,201
    Hikari Tsushin, Inc..............................................   6,000   1,315,180
    Hino Motors, Ltd................................................. 174,200   1,646,941
    Hirose Electric Co., Ltd.........................................   7,500     944,775
#   HIS Co., Ltd.....................................................  16,200     420,403
    Hisamitsu Pharmaceutical Co., Inc................................  11,800     549,163

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Hitachi Capital Corp.............................................    54,600 $ 1,223,489
    Hitachi Chemical Co., Ltd........................................    41,200   1,356,295
    Hitachi Construction Machinery Co., Ltd..........................    75,800   1,956,563
    Hitachi High-Technologies Corp...................................    21,865   1,360,347
    Hitachi Metals, Ltd..............................................    97,000   1,217,380
    Hitachi Transport System, Ltd....................................    26,015     740,459
    Hitachi, Ltd.....................................................   297,615  11,107,718
    Honda Motor Co., Ltd., Sponsored ADR.............................    87,648   2,363,867
    Honda Motor Co., Ltd.............................................   389,069  10,525,864
    Horiba, Ltd......................................................    27,200   1,835,479
    Hoshizaki Corp...................................................    11,200     952,025
    House Foods Group, Inc...........................................    16,100     610,227
    Hoya Corp........................................................   116,700  10,313,621
    Hulic Co., Ltd...................................................    87,500     949,965
    Ibiden Co., Ltd..................................................    66,300   1,530,916
    Idemitsu Kosan Co., Ltd..........................................   148,039   4,351,647
    IHI Corp.........................................................   136,500   3,363,787
#   Iida Group Holdings Co., Ltd.....................................    62,550   1,041,902
    Infomart Corp....................................................    45,600     686,538
    Inpex Corp.......................................................   268,217   2,479,526
    Isetan Mitsukoshi Holdings, Ltd..................................   153,480   1,224,029
    Isuzu Motors, Ltd................................................   352,993   4,101,746
#   Ito En, Ltd......................................................    19,100     930,970
    ITOCHU Corp......................................................   312,500   6,533,712
    Itochu Techno-Solutions Corp.....................................    18,300     492,834
    Itoham Yonekyu Holdings, Inc.....................................    71,000     457,633
    Iwatani Corp.....................................................    17,400     603,378
    Iyo Bank, Ltd. (The).............................................   127,800     675,263
    Izumi Co., Ltd...................................................    24,900     936,697
    J Front Retailing Co., Ltd.......................................   114,900   1,461,055
    Japan Airlines Co., Ltd..........................................    35,100   1,093,789
#   Japan Airport Terminal Co., Ltd..................................    23,200   1,146,000
    Japan Exchange Group, Inc........................................   167,200   2,760,222
    Japan Post Holdings Co., Ltd.....................................   352,090   3,231,915
    Japan Tobacco, Inc...............................................   369,000   8,340,398
    JCR Pharmaceuticals Co., Ltd.....................................     5,700     439,235
    JFE Holdings, Inc................................................   251,508   3,145,771
    JGC Holdings Corp................................................    95,400   1,379,812
    JSR Corp.........................................................    90,000   1,689,635
    JTEKT Corp.......................................................   154,260   1,967,491
    Justsystems Corp.................................................    14,200     583,853
    JXTG Holdings, Inc............................................... 1,339,370   6,260,536
    Kagome Co., Ltd..................................................    25,000     630,121
    Kajima Corp......................................................   275,800   3,790,202
    Kakaku.com, Inc..................................................    38,000     882,355
    Kaken Pharmaceutical Co., Ltd....................................    18,800     921,740
    Kamigumi Co., Ltd................................................    54,400   1,230,046
    Kandenko Co., Ltd................................................    50,400     476,550
    Kaneka Corp......................................................    34,800   1,158,442
    Kansai Electric Power Co., Inc. (The)............................   178,800   2,085,904
    Kansai Mirai Financial Group, Inc................................    13,367      86,965
    Kansai Paint Co., Ltd............................................    40,100     965,802
    Kao Corp.........................................................   150,900  12,132,156
    Kawasaki Heavy Industries, Ltd...................................   108,300   2,599,019
    KDDI Corp........................................................   633,700  17,535,203
    Keihan Holdings Co., Ltd.........................................    27,700   1,307,908
    Keikyu Corp......................................................    50,900   1,013,196
    Keio Corp........................................................    26,400   1,633,194
    Keisei Electric Railway Co., Ltd.................................    27,700   1,132,527

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Kewpie Corp......................................................  39,100 $   887,459
    Keyence Corp.....................................................  20,302  12,836,882
    Kikkoman Corp....................................................  22,400   1,077,499
    Kinden Corp......................................................  60,200     905,579
    Kintetsu Group Holdings Co., Ltd.................................  43,128   2,350,731
    Kirin Holdings Co., Ltd.......................................... 266,000   5,643,016
    Kobayashi Pharmaceutical Co., Ltd................................  10,200     815,592
#   Kobe Bussan Co., Ltd.............................................  25,000     739,769
    Kobe Steel, Ltd.................................................. 276,592   1,487,105
    Koei Tecmo Holdings Co., Ltd.....................................  15,140     349,347
    Koito Manufacturing Co., Ltd.....................................  42,600   2,228,542
    Kokuyo Co., Ltd..................................................  49,400     724,915
    Komatsu, Ltd..................................................... 370,000   8,663,516
    Konami Holdings Corp.............................................  32,400   1,422,321
    Konica Minolta, Inc.............................................. 338,900   2,487,458
    Kose Corp........................................................   9,390   1,664,790
    Kotobuki Spirits Co., Ltd........................................   9,100     626,201
    K's Holdings Corp................................................ 105,756   1,208,296
    Kubota Corp...................................................... 256,500   4,074,054
    Kuraray Co., Ltd................................................. 211,900   2,521,039
    Kurita Water Industries, Ltd.....................................  59,600   1,715,741
    Kusuri no Aoki Holdings Co., Ltd.................................   6,500     484,752
    Kyocera Corp.....................................................  67,715   4,442,569
    Kyoritsu Maintenance Co., Ltd....................................  16,600     734,316
    Kyowa Exeo Corp..................................................  44,800   1,139,799
    Kyowa Kirin Co., Ltd.............................................  45,900     844,561
    Kyudenko Corp....................................................  29,800     973,763
    Kyushu Electric Power Co., Inc...................................  99,400     993,351
#   Kyushu Financial Group, Inc...................................... 192,800     778,214
    Kyushu Railway Co................................................  32,400   1,070,416
    Lasertec Corp....................................................  17,900   1,286,760
    Lawson, Inc......................................................  20,000   1,103,328
*   LINE Corp........................................................   9,300     342,118
    Lion Corp........................................................  49,100   1,027,538
    LIXIL Group Corp................................................. 133,640   2,485,424
    M3, Inc.......................................................... 132,200   3,167,956
    Mabuchi Motor Co., Ltd...........................................  21,900     887,323
    Maeda Corp.......................................................  10,200      94,664
    Maeda Road Construction Co., Ltd.................................  34,600     744,361
    Makita Corp., Sponsored ADR......................................   2,260      76,139
    Makita Corp......................................................  49,300   1,658,001
    Mani, Inc........................................................  24,000     633,613
    Marubeni Corp.................................................... 348,100   2,449,955
    Marui Group Co., Ltd.............................................  63,900   1,420,520
    Maruichi Steel Tube, Ltd.........................................  27,000     737,325
    Matsui Securities Co., Ltd.......................................  54,900     452,166
    Matsumotokiyoshi Holdings Co., Ltd...............................  37,000   1,303,296
    Mazda Motor Corp................................................. 256,699   2,356,578
    McDonald's Holdings Co. Japan, Ltd...............................  16,800     843,235
    Mebuki Financial Group, Inc...................................... 429,049   1,090,047
    Medipal Holdings Corp............................................  59,050   1,349,146
    Megmilk Snow Brand Co., Ltd......................................  19,700     473,813
    MEIJI Holdings Co., Ltd..........................................  45,512   3,280,406
    Minebea Mitsumi, Inc............................................. 152,500   2,896,210
    MISUMI Group, Inc................................................  59,700   1,500,783
    Mitsubishi Chemical Holdings Corp................................ 782,190   5,961,244
    Mitsubishi Corp.................................................. 304,900   7,754,950
    Mitsubishi Electric Corp......................................... 473,900   6,770,819
    Mitsubishi Estate Co., Ltd....................................... 248,453   4,823,806

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
JAPAN -- (Continued)
    Mitsubishi Gas Chemical Co., Inc.................................    81,900 $1,155,356
    Mitsubishi Heavy Industries, Ltd.................................    82,600  3,342,767
    Mitsubishi Logistics Corp........................................    32,600    827,541
    Mitsubishi Materials Corp........................................    53,400  1,535,518
    Mitsubishi Motors Corp...........................................   353,999  1,616,289
    Mitsubishi Tanabe Pharma Corp....................................   108,400  1,297,362
#   Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.............. 1,275,950  6,609,421
    Mitsubishi UFJ Financial Group, Inc.............................. 1,367,872  7,091,443
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................   368,600  2,262,830
    Mitsui & Co., Ltd., Sponsored ADR................................     2,528    866,510
    Mitsui & Co., Ltd................................................   313,655  5,386,699
    Mitsui Chemicals, Inc............................................   128,800  3,063,048
    Mitsui Fudosan Co., Ltd..........................................   184,700  4,725,149
    Mitsui OSK Lines, Ltd............................................    70,700  1,925,763
    Miura Co., Ltd...................................................    27,300    822,633
    Mizuho Financial Group, Inc...................................... 4,794,230  7,442,924
    Mizuho Financial Group, Inc., ADR................................   269,746    844,305
    Mochida Pharmaceutical Co., Ltd..................................     7,200    287,337
    MonotaRO Co., Ltd................................................    38,200  1,154,044
    Morinaga & Co., Ltd..............................................    19,499    963,241
    Morinaga Milk Industry Co., Ltd..................................    26,200  1,018,609
    MS&AD Insurance Group Holdings, Inc..............................   108,195  3,493,748
    Murata Manufacturing Co., Ltd....................................   155,600  8,472,133
    Nabtesco Corp....................................................    38,100  1,212,906
    Nagase & Co., Ltd................................................    53,200    804,439
    Nagoya Railroad Co., Ltd.........................................    45,300  1,439,990
    Nakanishi, Inc...................................................    22,800    380,126
    Nankai Electric Railway Co., Ltd.................................    41,500  1,078,457
    NEC Corp.........................................................    83,455  3,307,356
    NET One Systems Co., Ltd.........................................    36,900    994,845
*   Nexon Co., Ltd...................................................    92,400  1,070,754
    NGK Insulators, Ltd..............................................   117,000  1,797,443
    NGK Spark Plug Co., Ltd..........................................   116,600  2,363,925
    NH Foods, Ltd....................................................    45,500  1,911,721
    NHK Spring Co., Ltd..............................................   146,500  1,196,788
    Nichirei Corp....................................................    56,200  1,290,621
    Nidec Corp.......................................................    45,900  6,757,664
#   Nidec Corp., Sponsored ADR.......................................    29,143  1,075,377
    Nifco, Inc.......................................................    54,600  1,441,215
    Nihon Kohden Corp................................................    30,100    900,522
    Nihon M&A Center, Inc............................................    54,500  1,657,076
    Nihon Unisys, Ltd................................................    33,400  1,102,516
    Nikkon Holdings Co., Ltd.........................................    33,500    814,311
    Nikon Corp.......................................................   164,500  2,097,424
    Nintendo Co., Ltd................................................    20,800  7,629,177
    Nippo Corp.......................................................    28,200    579,437
    Nippon Electric Glass Co., Ltd...................................    46,000  1,036,221
    Nippon Express Co., Ltd..........................................    52,300  2,984,007
    Nippon Kayaku Co., Ltd...........................................    74,100    900,558
    Nippon Paint Holdings Co., Ltd...................................    30,400  1,655,599
    Nippon Paper Industries Co., Ltd.................................    61,500  1,060,112
    Nippon Shinyaku Co., Ltd.........................................     6,400    577,386
    Nippon Shokubai Co., Ltd.........................................    15,200    937,276
    Nippon Steel Corp................................................   191,742  2,798,575
    Nippon Suisan Kaisha, Ltd........................................   247,400  1,416,871
    Nippon Telegraph & Telephone Corp................................   176,700  8,771,900
#   Nippon Yusen K.K.................................................    92,400  1,659,973
    Nipro Corp.......................................................   128,000  1,500,873
#   Nishi-Nippon Railroad Co., Ltd...................................    22,900    531,335

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Nissan Chemical Corp.............................................  33,200 $ 1,363,121
    Nissan Motor Co., Ltd............................................ 884,100   5,579,183
    Nisshin Seifun Group, Inc........................................  43,270     857,793
    Nisshinbo Holdings, Inc..........................................     500       4,163
    Nissin Foods Holdings Co., Ltd...................................  13,200     997,080
    Nitori Holdings Co., Ltd.........................................  22,300   3,394,307
    Nitto Denko Corp.................................................  84,200   4,658,424
    Noevir Holdings Co., Ltd.........................................   2,800     151,140
    NOF Corp.........................................................  33,800   1,141,731
#   NOK Corp.........................................................  59,380     930,072
    Nomura Holdings, Inc............................................. 429,400   1,951,615
    Nomura Holdings, Inc., Sponsored ADR............................. 322,870   1,469,058
    Nomura Real Estate Holdings, Inc.................................  56,700   1,343,754
    Nomura Research Institute, Ltd................................... 102,234   2,170,500
    NS Solutions Corp................................................  13,100     445,375
    NSK, Ltd......................................................... 237,253   2,206,075
    NTT Data Corp.................................................... 194,600   2,555,261
    NTT DOCOMO, Inc.................................................. 481,328  13,195,654
    Obayashi Corp.................................................... 457,700   4,710,368
    OBIC Business Consultants Co., Ltd...............................   4,200     168,267
    Obic Co., Ltd....................................................  13,300   1,665,229
    Odakyu Electric Railway Co., Ltd.................................  67,700   1,647,966
    Oji Holdings Corp................................................ 620,600   3,208,650
    OKUMA Corp.......................................................  15,300     914,178
    Olympus Corp..................................................... 370,800   5,045,245
    Omron Corp.......................................................  50,400   2,948,489
    Ono Pharmaceutical Co., Ltd......................................  72,400   1,363,788
#   Open House Co., Ltd..............................................  39,400   1,006,849
    Oracle Corp......................................................  12,300   1,081,122
    Orient Corp...................................................... 231,000     337,473
    Oriental Land Co., Ltd...........................................  40,100   5,878,698
    ORIX Corp........................................................ 520,500   8,179,601
    Osaka Gas Co., Ltd...............................................  85,500   1,671,925
    OSG Corp.........................................................  38,200     817,079
    Otsuka Corp......................................................  27,600   1,112,776
    Otsuka Holdings Co., Ltd.........................................  78,500   3,272,682
    PALTAC Corp......................................................  13,800     665,511
    Pan Pacific International Holdings Corp.......................... 104,400   1,643,396
    Panasonic Corp................................................... 821,487   6,904,088
#   Panasonic Corp., Sponsored ADR................................... 106,991     905,144
#   Park24 Co., Ltd..................................................  55,800   1,317,798
*   PeptiDream, Inc..................................................  17,200     863,331
    Persol Holdings Co., Ltd.........................................  53,400   1,025,708
    Pigeon Corp......................................................  37,500   1,830,687
    Pilot Corp.......................................................  15,100     612,420
    Pola Orbis Holdings, Inc.........................................  23,800     537,066
    Rakuten, Inc..................................................... 378,913   3,612,338
    Recruit Holdings Co., Ltd........................................ 331,400  11,013,761
    Relo Group, Inc..................................................  37,500     917,754
*   Renesas Electronics Corp......................................... 422,200   2,858,156
    Rengo Co., Ltd................................................... 115,100     834,594
    Resona Holdings, Inc............................................. 831,931   3,617,703
    Resorttrust, Inc.................................................  23,500     375,016
    Ricoh Co., Ltd................................................... 304,000   2,707,306
    Rinnai Corp......................................................  14,200   1,043,747
    Rohm Co., Ltd....................................................  35,362   2,801,688
    Rohto Pharmaceutical Co., Ltd....................................  34,000   1,021,446
#   Ryohin Keikaku Co., Ltd..........................................  77,000   1,714,194
    Sankyo Co., Ltd..................................................  22,500     787,447

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Sankyu, Inc......................................................  32,600 $ 1,657,423
    Santen Pharmaceutical Co., Ltd...................................  83,400   1,477,292
    Sanwa Holdings Corp.............................................. 109,100   1,275,992
    Sapporo Holdings, Ltd............................................  47,800   1,202,079
    Sawai Pharmaceutical Co., Ltd....................................  22,000   1,241,392
    SBI Holdings, Inc................................................  95,650   2,080,227
    SCREEN Holdings Co., Ltd.........................................  27,900   1,936,934
    SCSK Corp........................................................  18,100     921,368
    Secom Co., Ltd...................................................  43,400   4,021,593
    Sega Sammy Holdings, Inc.........................................  72,248   1,016,753
    Seibu Holdings, Inc.............................................. 133,600   2,358,040
    Seiko Epson Corp................................................. 161,900   2,289,434
    Seino Holdings Co., Ltd..........................................  74,000     951,491
    Sekisui Chemical Co., Ltd........................................ 215,600   3,759,145
    Sekisui House, Ltd............................................... 174,760   3,768,591
    Seria Co., Ltd...................................................  19,600     492,663
    Seven & I Holdings Co., Ltd...................................... 272,976  10,313,113
    Seven Bank, Ltd.................................................. 358,300   1,038,770
#   Sharp Corp.......................................................  57,699     661,874
#   Shikoku Electric Power Co., Inc..................................  60,700     601,744
    Shimadzu Corp....................................................  51,300   1,370,022
    Shimamura Co., Ltd...............................................  12,354   1,046,422
    Shimano, Inc.....................................................  14,400   2,396,889
    Shimizu Corp..................................................... 314,800   2,934,566
    Shin-Etsu Chemical Co., Ltd......................................  97,600  10,882,517
    Shinsei Bank, Ltd................................................  70,500   1,099,077
    Shionogi & Co., Ltd..............................................  65,100   3,907,489
    Ship Healthcare Holdings, Inc....................................  24,000   1,022,921
    Shiseido Co., Ltd................................................ 115,900   9,555,710
    Shizuoka Bank, Ltd. (The)........................................ 178,370   1,355,393
    SHO-BOND Holdings Co., Ltd.......................................  12,000     465,725
    Showa Denko K.K.................................................. 108,900   3,055,400
    Skylark Holdings Co., Ltd........................................ 121,900   2,212,499
    SMC Corp.........................................................  11,700   5,054,878
    SMS Co., Ltd.....................................................  32,900     806,600
    SoftBank Group Corp.............................................. 657,976  25,309,971
    Sohgo Security Services Co., Ltd.................................  23,800   1,292,764
    Sojitz Corp...................................................... 485,300   1,527,501
    Sompo Holdings, Inc..............................................  90,040   3,539,119
    Sony Corp........................................................ 385,400  23,458,968
    Sony Corp., Sponsored ADR........................................  25,884   1,574,524
    Sony Financial Holdings, Inc.....................................  32,100     690,581
    Sotetsu Holdings, Inc............................................  28,644     761,092
    Square Enix Holdings Co., Ltd....................................  20,300     966,041
    Stanley Electric Co., Ltd........................................  73,600   2,036,751
    Subaru Corp...................................................... 177,686   5,092,038
    Sugi Holdings Co., Ltd...........................................  17,500     971,378
    SUMCO Corp....................................................... 186,200   3,092,943
    Sumitomo Bakelite Co., Ltd.......................................  20,000     829,307
    Sumitomo Chemical Co., Ltd....................................... 940,248   4,301,049
    Sumitomo Corp.................................................... 255,100   4,143,434
    Sumitomo Dainippon Pharma Co., Ltd...............................  53,600     935,489
    Sumitomo Electric Industries, Ltd................................ 388,500   5,327,794
    Sumitomo Forestry Co., Ltd....................................... 122,300   1,775,127
    Sumitomo Heavy Industries, Ltd...................................  88,500   2,748,990
    Sumitomo Metal Mining Co., Ltd...................................  92,136   3,081,919
    Sumitomo Mitsui Financial Group, Inc............................. 300,640  10,673,672
    Sumitomo Mitsui Trust Holdings, Inc..............................  72,440   2,640,116
    Sumitomo Osaka Cement Co., Ltd...................................  21,400     934,152

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Sumitomo Realty & Development Co., Ltd...........................  86,300 $ 3,132,538
    Sumitomo Rubber Industries, Ltd.................................. 191,600   2,539,419
    Sundrug Co., Ltd.................................................  40,700   1,346,792
    Suntory Beverage & Food, Ltd.....................................  35,900   1,534,754
    Sushiro Global Holdings, Ltd.....................................   8,900     611,901
    Suzuken Co., Ltd.................................................  22,838   1,219,410
    Suzuki Motor Corp................................................ 145,900   6,888,539
    Sysmex Corp......................................................  49,600   3,236,303
    T&D Holdings, Inc................................................ 283,500   3,157,547
    Taiheiyo Cement Corp............................................. 105,300   2,978,828
    Taisei Corp...................................................... 119,100   4,696,520
    Taisho Pharmaceutical Holdings Co., Ltd..........................  10,400     740,214
    Taiyo Nippon Sanso Corp..........................................  67,200   1,573,132
#   Taiyo Yuden Co., Ltd............................................. 113,700   3,006,901
    Takara Bio, Inc..................................................   9,500     193,736
    Takara Holdings, Inc.............................................   6,200      61,545
    Takashimaya Co., Ltd.............................................  78,600     912,390
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR....................  77,806   1,398,165
    Takeda Pharmaceutical Co., Ltd................................... 267,352   9,660,244
    TDK Corp.........................................................  70,734   6,979,589
    TechnoPro Holdings, Inc..........................................  17,600   1,082,504
    Teijin, Ltd...................................................... 186,000   3,727,130
    Terumo Corp...................................................... 180,200   5,881,138
    THK Co., Ltd.....................................................  93,500   2,688,619
    TIS, Inc.........................................................  24,100   1,461,268
    Tobu Railway Co., Ltd............................................  44,800   1,494,972
    Toda Corp........................................................ 116,900     730,221
    Toei Animation Co., Ltd..........................................   3,800     177,275
    Toei Co., Ltd....................................................   3,100     429,270
    Toho Co., Ltd....................................................  25,600   1,033,868
    Toho Gas Co., Ltd................................................  16,400     638,756
    Toho Holdings Co., Ltd...........................................  26,000     659,423
    Tohoku Electric Power Co., Inc................................... 106,900   1,098,694
#   Tokai Carbon Co., Ltd............................................ 165,300   1,669,344
    Tokai Rika Co., Ltd..............................................  13,500     260,554
    Tokio Marine Holdings, Inc....................................... 142,481   7,703,319
    Tokuyama Corp....................................................  22,500     601,065
    Tokyo Broadcasting System Holdings, Inc..........................  17,600     280,639
    Tokyo Century Corp...............................................  30,000   1,385,273
*   Tokyo Electric Power Co. Holdings, Inc........................... 341,100   1,579,682
#   Tokyo Electron, Ltd..............................................  47,700   9,663,952
    Tokyo Gas Co., Ltd...............................................  94,000   2,294,636
    Tokyo Tatemono Co., Ltd.......................................... 125,819   1,790,087
    Tokyu Corp....................................................... 116,518   2,203,766
    Tokyu Fudosan Holdings Corp...................................... 341,400   2,264,472
    Toppan Printing Co., Ltd......................................... 104,000   1,923,513
    Toray Industries, Inc............................................ 473,293   3,344,827
    Toshiba Corp.....................................................   9,400     321,444
    Toshiba Plant Systems & Services Corp............................  15,000     293,082
    Tosoh Corp....................................................... 213,000   2,916,503
    TOTO, Ltd........................................................  47,400   1,935,143
    Toyo Seikan Group Holdings, Ltd..................................  72,900   1,152,066
    Toyo Suisan Kaisha, Ltd..........................................  22,200     934,730
    Toyo Tire Corp...................................................  94,900   1,323,689
    Toyoda Gosei Co., Ltd............................................  65,500   1,532,353
    Toyota Boshoku Corp..............................................  57,300     841,898
    Toyota Industries Corp...........................................  32,000   1,920,079
#   Toyota Motor Corp., Sponsored ADR................................  88,432  12,252,254
    Toyota Motor Corp................................................ 669,423  46,445,159

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
JAPAN -- (Continued)
    Toyota Tsusho Corp...............................................    72,060 $    2,485,963
    Trend Micro, Inc., Sponsored ADR.................................       777         39,270
    Trend Micro, Inc.................................................    37,700      1,902,879
    TS Tech Co., Ltd.................................................    38,200      1,223,449
    Tsumura & Co.....................................................    25,300        696,748
    Tsuruha Holdings, Inc............................................    12,100      1,361,111
    TV Asahi Holdings Corp...........................................    13,100        204,608
    Ube Industries, Ltd..............................................    93,655      2,005,262
    Ulvac, Inc.......................................................    23,800      1,041,236
    Unicharm Corp....................................................   122,600      4,155,021
    Universal Entertainment Corp.....................................    13,700        457,167
    USS Co., Ltd.....................................................    62,300      1,206,638
    Wacoal Holdings Corp.............................................    21,000        552,120
    Welcia Holdings Co., Ltd.........................................    14,200        815,935
    West Japan Railway Co............................................    41,900      3,640,705
#   Workman Co., Ltd.................................................     5,400        382,208
    Yakult Honsha Co., Ltd...........................................    20,600      1,180,580
    Yamada Denki Co., Ltd............................................   249,000      1,203,537
    Yamaguchi Financial Group, Inc...................................   107,100        751,446
    Yamaha Corp......................................................    30,100      1,401,735
    Yamaha Motor Co., Ltd............................................   202,100      3,955,688
    Yamato Holdings Co., Ltd.........................................   120,500      2,021,099
    Yamato Kogyo Co., Ltd............................................    21,300        552,558
    Yamazaki Baking Co., Ltd.........................................    61,100      1,041,675
    Yaoko Co., Ltd...................................................    11,500        536,375
    Yaskawa Electric Corp............................................    75,100      2,856,633
    Yokogawa Electric Corp...........................................    56,300      1,031,580
    Yokohama Rubber Co., Ltd. (The)..................................   101,500      2,267,026
    Z Holdings Corp..................................................   738,900      2,274,864
    Zenkoku Hosho Co., Ltd...........................................    31,700      1,323,443
    Zensho Holdings Co., Ltd.........................................    43,100        911,592
    Zeon Corp........................................................   125,900      1,434,215
#   ZOZO, Inc........................................................    59,700      1,390,588
                                                                                --------------
TOTAL JAPAN..........................................................            1,237,758,088
                                                                                --------------
NETHERLANDS -- (3.1%)
    ABN AMRO Bank NV.................................................   188,682      3,517,043
    Aegon NV.........................................................   753,919      3,270,752
    Aegon NV.........................................................   140,928        608,810
    Akzo Nobel NV....................................................    74,601      6,877,709
*   Altice Europe NV, Class B........................................    19,902        114,380
    ArcelorMittal....................................................   128,971      1,917,666
    ArcelorMittal....................................................   176,783      2,619,933
    ASML Holding NV..................................................    39,407     10,329,071
#   ASML Holding NV..................................................    72,895     19,096,303
    ASR Nederland NV.................................................    13,313        488,036
    Coca-Cola European Partners P.L.C................................    96,889      5,196,071
    GrandVision NV...................................................    36,650      1,120,394
    Heineken NV......................................................    89,477      9,137,342
    ING Groep NV, Sponsored ADR......................................   146,149      1,655,868
    ING Groep NV.....................................................   736,314      8,337,641
    Koninklijke Ahold Delhaize NV....................................   661,292     16,479,433
    Koninklijke DSM NV...............................................    71,542      8,491,173
    Koninklijke KPN NV............................................... 1,783,605      5,536,965
    Koninklijke Philips NV...........................................   112,282      4,926,268
#   Koninklijke Philips NV...........................................   118,908      5,220,061
    Koninklijke Vopak NV.............................................    25,918      1,423,822
    NN Group NV......................................................   137,743      5,255,845
*   OCI NV...........................................................    40,647        913,922

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
NETHERLANDS -- (Continued)
*   Prosus N.V.......................................................    85,173 $  5,873,443
    Randstad NV......................................................    94,973    5,270,702
#   Unilever NV......................................................   225,650   13,367,506
#   Unilever NV......................................................   268,265   15,856,252
    Wolters Kluwer NV................................................   105,633    7,780,187
                                                                                ------------
TOTAL NETHERLANDS....................................................            170,682,598
                                                                                ------------
NEW ZEALAND -- (0.3%)
#*  a2 Milk Co., Ltd.................................................   223,504    1,855,609
    Air New Zealand, Ltd.............................................   599,167    1,084,704
#   Auckland International Airport, Ltd..............................   246,158    1,467,058
    Contact Energy, Ltd..............................................   164,077      776,020
    EBOS Group, Ltd..................................................    58,189      919,061
    Fisher & Paykel Healthcare Corp., Ltd............................   154,697    1,897,389
#   Fletcher Building, Ltd...........................................   354,554    1,041,728
#*  Fonterra Co-operative Group, Ltd.................................    22,004       58,524
    Genesis Energy, Ltd..............................................   163,965      344,451
#   Infratil, Ltd....................................................    41,269      130,398
    Mainfreight, Ltd.................................................    45,448    1,170,789
    Mercury NZ, Ltd..................................................   182,060      578,948
    Meridian Energy, Ltd.............................................   295,788      871,891
    Port of Tauranga, Ltd............................................   117,073      501,769
#   Ryman Healthcare, Ltd............................................   151,158    1,249,313
    SKYCITY Entertainment Group, Ltd.................................   144,558      362,166
    Spark New Zealand, Ltd........................................... 1,153,985    3,310,395
    Vector, Ltd......................................................    65,942      150,366
                                                                                ------------
TOTAL NEW ZEALAND....................................................             17,770,579
                                                                                ------------
NORWAY -- (0.8%)
#*  Adevinta ASA, Class B............................................    43,973      502,982
    Aker ASA, Class A................................................     6,458      343,157
#   Aker BP ASA......................................................    43,699    1,212,096
    Austevoll Seafood ASA............................................    65,976      666,231
    Bakkafrost P/F...................................................    20,766    1,300,387
    DNB ASA..........................................................   238,161    4,336,264
    DNO ASA..........................................................    66,199       80,447
    Entra ASA........................................................    44,828      671,307
#   Equinor ASA......................................................   422,492    7,843,851
#   Equinor ASA, Sponsored ADR.......................................    38,744      717,151
    Gjensidige Forsikring ASA........................................    48,390      904,657
#   Golar LNG, Ltd...................................................     6,906       95,096
    Kongsberg Gruppen ASA............................................    23,737      350,676
    Leroy Seafood Group ASA..........................................    93,309      626,803
    Mowi ASA.........................................................   131,417    3,208,147
    Norsk Hydro ASA..................................................   711,545    2,514,286
    Orkla ASA........................................................   185,305    1,781,121
    Salmar ASA.......................................................    16,472      768,711
#   Schibsted ASA, Class A...........................................    21,794      640,056
#   Schibsted ASA, Class B...........................................    22,179      618,815
    SpareBank 1 SR-Bank ASA..........................................    91,820      978,395
    Storebrand ASA...................................................   239,542    1,693,440
    Subsea 7 SA......................................................   118,374    1,112,089
    Telenor ASA......................................................   230,518    4,314,316
    TGS NOPEC Geophysical Co. ASA....................................    62,631    1,626,609
    Tomra Systems ASA................................................    35,649      960,857
    Yara International ASA...........................................    36,728    1,430,784
                                                                                ------------
TOTAL NORWAY.........................................................             41,298,731
                                                                                ------------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
PORTUGAL -- (0.2%)
    Banco Espirito Santo SA..........................................   513,592 $         0
    EDP - Energias de Portugal SA....................................   565,257   2,328,423
    EDP Renovaveis SA................................................    77,303     881,743
    Galp Energia SGPS SA.............................................   227,055   3,631,693
    Jeronimo Martins SGPS SA.........................................   109,443   1,839,041
                                                                                -----------
TOTAL PORTUGAL.......................................................             8,680,900
                                                                                -----------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.................................................. 1,096,450   2,898,161
    City Developments, Ltd...........................................   176,500   1,397,737
    ComfortDelGro Corp., Ltd.........................................   855,100   1,443,991
    Dairy Farm International Holdings, Ltd...........................   104,600     630,457
    DBS Group Holdings, Ltd..........................................   469,489   8,948,869
    Frasers Property, Ltd............................................    50,400      68,175
    Genting Singapore, Ltd........................................... 1,890,600   1,304,349
    Golden Agri-Resources, Ltd....................................... 2,410,200     361,774
#   Great Eastern Holdings, Ltd......................................    13,000     208,707
    Hongkong Land Holdings, Ltd......................................   256,300   1,407,957
    Hutchison Port Holdings Trust.................................... 1,640,600     254,131
    Jardine Cycle & Carriage, Ltd....................................    35,710     858,545
    Keppel Corp., Ltd................................................   597,300   3,007,635
    Olam International, Ltd..........................................   331,700     445,457
    Oversea-Chinese Banking Corp., Ltd...............................   902,766   7,257,523
    SATS, Ltd........................................................   354,536   1,314,786
    Sembcorp Industries, Ltd.........................................   441,620     741,431
*   Sembcorp Marine, Ltd.............................................    80,300      80,691
    Singapore Airlines, Ltd..........................................   447,600   3,093,706
    Singapore Exchange, Ltd..........................................   277,700   1,823,250
    Singapore Press Holdings, Ltd....................................   335,500     545,991
    Singapore Technologies Engineering, Ltd..........................   511,600   1,498,653
    Singapore Telecommunications, Ltd................................ 2,444,350   5,919,125
    StarHub, Ltd.....................................................    75,300      71,953
    United Industrial Corp., Ltd.....................................    92,395     196,843
    United Overseas Bank, Ltd........................................   377,565   7,433,286
    UOL Group, Ltd...................................................   291,587   1,669,592
    Venture Corp., Ltd...............................................   144,300   1,673,825
    Wilmar International, Ltd........................................   413,700   1,137,459
    Yangzijiang Shipbuilding Holdings Ltd............................ 1,067,700     747,483
                                                                                -----------
TOTAL SINGAPORE......................................................            58,441,542
                                                                                -----------
SPAIN -- (2.4%)
    Acciona SA.......................................................    11,555   1,203,780
    ACS Actividades de Construccion y Servicios SA...................   109,504   4,443,456
    Aena SME SA......................................................    27,612   5,068,514
    Amadeus IT Group SA..............................................   141,600  10,475,320
    Banco Bilbao Vizcaya Argentaria SA............................... 1,522,946   8,021,095
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR................     8,479      44,345
    Banco de Sabadell SA............................................. 1,989,941   2,187,402
    Banco Santander SA............................................... 4,226,484  16,970,591
    Bankia SA........................................................   633,682   1,208,950
    Bankinter SA.....................................................   326,976   2,264,601
    CaixaBank SA..................................................... 1,242,952   3,564,287
    Cellnex Telecom S.A..............................................    31,311   1,350,052
#   Cellnex Telecom SA...............................................   107,861   4,654,076
    Enagas SA........................................................   136,292   3,372,489
    Endesa SA........................................................   115,272   3,139,414
    Ferrovial SA.....................................................    81,538   2,405,619
    Fomento de Construcciones y Contratas SA.........................     6,778      82,017

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SPAIN -- (Continued)
#   Grifols SA.......................................................   131,504 $  4,242,392
    Iberdrola S.A.................................................... 2,031,389   20,880,636
    Industria de Diseno Textil SA....................................   290,662    9,057,264
    Mapfre SA........................................................   569,232    1,588,724
    Naturgy Energy Group SA..........................................   110,584    3,012,869
    Red Electrica Corp. SA...........................................   159,052    3,196,551
    Repsol SA........................................................   463,048    7,630,885
    Siemens Gamesa Renewable Energy SA...............................    53,846      741,290
#   Telefonica SA, Sponsored ADR.....................................   387,745    2,974,004
    Telefonica SA.................................................... 1,098,788    8,437,899
                                                                                ------------
TOTAL SPAIN..........................................................            132,218,522
                                                                                ------------
SWEDEN -- (2.5%)
    AAK AB...........................................................    72,839    1,292,094
    Alfa Laval AB....................................................   139,342    3,225,107
    Assa Abloy AB, Class B...........................................   158,145    3,755,685
    Atlas Copco AB, Class A..........................................   197,981    6,988,037
#   Atlas Copco AB, Class B..........................................   114,129    3,541,230
    Axfood AB........................................................    49,605    1,068,434
    Beijer Ref AB....................................................     1,729       46,678
#   BillerudKorsnas AB...............................................   113,978    1,370,822
    Boliden AB.......................................................   200,783    5,414,608
    Castellum AB.....................................................    60,598    1,238,359
    Dometic Group AB.................................................    89,904      834,689
    Electrolux AB....................................................   136,052    3,576,989
    Elekta AB, Class B...............................................    99,533    1,386,576
    Epiroc AB, Class A...............................................   197,981    2,230,702
    Epiroc AB, Class B...............................................   114,129    1,243,025
    Essity AB, Class A...............................................     8,605      269,463
    Essity AB, Class B...............................................   182,501    5,701,463
    Fabege AB........................................................    63,394      946,755
*   Fastighets AB Balder, Class B....................................    28,451    1,103,455
    Getinge AB, Class B..............................................   127,065    2,172,373
#   Hennes & Mauritz AB, Class B.....................................   276,095    5,786,813
    Hexagon AB, Class B..............................................    64,180    3,285,881
    Hexpol AB........................................................   195,805    1,747,006
    Holmen AB, Class B...............................................    56,986    1,681,694
    Hufvudstaden AB, Class A.........................................    44,745      748,768
    Husqvarna AB, Class A............................................    12,600       95,887
    Husqvarna AB, Class B............................................   235,383    1,803,246
#   ICA Gruppen AB...................................................    26,553    1,175,016
#   Indutrade AB.....................................................    40,966    1,263,096
#   Intrum AB........................................................    47,937    1,292,337
    Kindred Group P.L.C..............................................    36,633      265,786
#   Lifco AB, Class B................................................    12,738      635,338
    Loomis AB, Class B...............................................    61,799    2,392,822
    Lundin Petroleum AB..............................................    44,955    1,488,823
#   Millicom International Cellular SA...............................    35,371    1,612,498
    Nibe Industrier AB, Class B......................................    84,615    1,158,585
    Pandox AB........................................................    43,260      865,689
    Peab AB..........................................................   143,210    1,207,611
#   Saab AB, Class B.................................................    30,852      952,771
    Sagax AB, Class B................................................    20,972      241,561
    Sandvik AB.......................................................   426,382    7,533,028
    Securitas AB, Class B............................................   106,966    1,712,753
    Skandinaviska Enskilda Banken AB, Class A........................   466,434    4,473,724
    Skanska AB, Class B..............................................   140,343    2,990,265
    SKF AB, Class A..................................................     5,065       91,760
    SKF AB, Class B..................................................   242,907    4,398,110

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
SWEDEN -- (Continued)
    SSAB AB, Class A................................................. 117,060 $    327,645
#   SSAB AB, Class B................................................. 310,962      783,381
    Svenska Cellulosa AB SCA, Class A................................   8,605       90,986
    Svenska Cellulosa AB SCA, Class B................................ 255,094    2,603,012
    Svenska Handelsbanken AB, Class A................................ 380,986    3,823,501
#   Svenska Handelsbanken AB, Class B................................   3,612       36,298
    Sweco AB, Class B................................................  35,642    1,254,051
    Swedbank AB, Class A............................................. 205,856    2,884,719
    Swedish Match AB.................................................  42,500    1,996,580
*   Swedish Orphan Biovitrum AB......................................  42,691      677,008
    Tele2 AB, Class B................................................ 194,045    2,777,784
    Telefonaktiebolaget LM Ericsson, Class A.........................  14,581      127,260
    Telefonaktiebolaget LM Ericsson, Class B......................... 560,206    4,895,519
    Telia Co. AB..................................................... 857,374    3,771,509
    Trelleborg AB, Class B........................................... 113,071    1,828,431
    Volvo AB, Class A................................................  86,339    1,293,879
    Volvo AB, Class B................................................ 616,018    9,231,500
    Wallenstam AB, Class B...........................................  56,247      616,036
                                                                              ------------
TOTAL SWEDEN.........................................................          137,326,511
                                                                              ------------
SWITZERLAND -- (7.6%)
#   ABB, Ltd., Sponsored ADR.........................................  44,771      939,743
    ABB, Ltd......................................................... 539,173   11,322,624
    Adecco Group AG.................................................. 111,379    6,621,053
*   Alcon, Inc.......................................................  45,619    2,703,850
*   Alcon, Inc....................................................... 124,930    7,388,102
    Baloise Holding AG...............................................  27,439    5,074,937
    Banque Cantonale Vaudoise........................................   1,572    1,232,640
    Barry Callebaut AG...............................................   1,105    2,335,195
    Chocoladefabriken Lindt & Spruengli AG...........................      43    3,521,217
    Cie Financiere Richemont SA...................................... 117,543    9,236,664
    Clariant AG...................................................... 114,715    2,353,097
    Credit Suisse Group AG........................................... 727,404    9,003,707
    Credit Suisse Group AG, Sponsored ADR............................   9,056      112,113
    Dufry AG.........................................................   5,994      521,332
#   EMS-Chemie Holding AG............................................   3,321    2,080,602
    Flughafen Zurich AG..............................................  11,881    2,140,863
    Geberit AG.......................................................  11,765    5,977,678
    Givaudan SA......................................................   2,997    8,804,988
    Helvetia Holding AG..............................................   7,282    1,022,882
    Julius Baer Group, Ltd........................................... 116,197    5,145,621
    Kuehne + Nagel International AG..................................  17,073    2,758,265
    LafargeHolcim, Ltd............................................... 110,085    5,682,418
    LafargeHolcim, Ltd...............................................  29,333    1,506,539
    Logitech International SA........................................  35,440    1,454,708
#   Logitech International SA........................................  29,225    1,190,919
    Lonza Group AG...................................................  33,547   12,091,426
    Nestle SA........................................................ 891,325   95,355,118
#   Novartis AG, Sponsored ADR....................................... 111,831    9,778,503
    Novartis AG...................................................... 448,358   39,175,369
    Partners Group Holding AG........................................   5,556    4,341,798
    Roche Holding AG.................................................   7,984    2,380,244
    Roche Holding AG................................................. 217,168   65,357,969
    Schindler Holding AG.............................................   8,122    1,923,401
    SGS SA...........................................................   1,689    4,405,088
#   Sika AG..........................................................  39,540    6,797,183
#   Sonova Holding AG................................................  18,640    4,277,476
    Straumann Holding AG.............................................   3,003    2,683,126
    Swatch Group AG (The)............................................  11,948    3,312,918

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SWITZERLAND -- (Continued)
    Swatch Group AG (The)............................................    22,244 $  1,194,200
    Swiss Life Holding AG............................................    14,689    7,356,497
    Swiss Prime Site AG..............................................    35,845    3,694,610
    Swiss Re AG......................................................    68,636    7,199,142
#   Swisscom AG......................................................    20,522   10,496,887
    Temenos AG.......................................................    33,562    4,801,746
    UBS Group AG.....................................................   406,497    4,810,957
#*  UBS Group AG.....................................................   451,977    5,319,769
    Vifor Pharma AG..................................................    22,646    3,566,275
    Zurich Insurance Group AG........................................    34,328   13,446,279
                                                                                ------------
TOTAL SWITZERLAND....................................................            413,897,738
                                                                                ------------
UNITED KINGDOM -- (13.8%)
    3i Group P.L.C...................................................   433,744    6,338,249
    Admiral Group P.L.C..............................................    78,407    2,052,049
    Anglo American P.L.C.............................................   527,021   13,563,988
    Antofagasta P.L.C................................................   205,010    2,308,968
    Ashtead Group P.L.C..............................................   198,740    6,050,801
    Associated British Foods P.L.C...................................   107,686    3,108,332
#   AstraZeneca P.L.C., Sponsored ADR................................   461,956   22,649,703
    AstraZeneca P.L.C................................................   141,555   13,804,050
    Auto Trader Group P.L.C..........................................   478,489    3,486,409
    AVEVA Group P.L.C................................................    19,708    1,067,872
    Aviva P.L.C...................................................... 1,678,424    9,046,783
    B&M European Value Retail SA.....................................   233,993    1,122,555
    BAE Systems P.L.C................................................ 1,120,779    8,371,895
    Barclays P.L.C., Sponsored ADR...................................   859,905    7,420,980
    Barclays P.L.C...................................................   378,382      820,738
    Barratt Developments P.L.C.......................................   419,896    3,433,827
    Bellway P.L.C....................................................    54,998    2,251,036
    Berkeley Group Holdings P.L.C....................................   106,038    6,044,104
    BHP Group P.L.C., ADR............................................   188,914    8,013,732
    BHP Group P.L.C..................................................   242,396    5,141,351
    BP P.L.C., Sponsored ADR......................................... 1,106,581   41,950,505
    BP P.L.C......................................................... 1,072,130    6,798,763
#   British American Tobacco P.L.C., Sponsored ADR...................   178,972    6,256,861
    British American Tobacco P.L.C...................................   342,327   11,973,182
    BT Group P.L.C................................................... 4,098,536   10,876,927
    Bunzl P.L.C......................................................   108,521    2,823,146
    Burberry Group P.L.C.............................................   167,400    4,438,940
    Burford Capital, Ltd.............................................    13,172      149,965
*   Capita P.L.C.....................................................   228,530      462,277
    Carnival P.L.C...................................................    22,654      906,540
    Carnival P.L.C., ADR.............................................    17,952      729,928
    Centrica P.L.C................................................... 2,568,679    2,417,298
    Cineworld Group P.L.C............................................   197,402      568,827
    Coca-Cola HBC AG.................................................    72,474    2,206,737
    Compass Group P.L.C..............................................   483,762   12,879,723
    Croda International P.L.C........................................    42,346    2,642,042
    DCC P.L.C........................................................    33,851    3,174,528
    Diageo P.L.C., Sponsored ADR.....................................   128,576   21,069,749
    Diageo P.L.C.....................................................   169,923    6,955,114
    Direct Line Insurance Group P.L.C................................ 1,181,555    4,165,869
    DS Smith P.L.C...................................................   757,514    3,512,002
    easyJet P.L.C....................................................    77,677    1,246,094
    Evraz P.L.C......................................................   180,929      863,385
    Experian P.L.C...................................................   293,833    9,261,998
    Ferguson P.L.C...................................................    93,439    7,979,062
    Fresnillo P.L.C..................................................    83,623      772,574

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
UNITED KINGDOM -- (Continued)
    G4S P.L.C........................................................    566,490 $ 1,519,292
    GlaxoSmithKline P.L.C., Sponsored ADR............................    428,638  19,631,620
    GlaxoSmithKline P.L.C............................................    570,253  13,061,608
    Glencore P.L.C...................................................  4,049,203  12,222,026
    GVC Holdings P.L.C...............................................    200,839   2,317,028
    Halma P.L.C......................................................    221,764   5,381,198
#   Hargreaves Lansdown P.L.C........................................     82,971   1,905,285
    Hikma Pharmaceuticals P.L.C......................................     83,568   2,176,344
    Hiscox, Ltd......................................................     89,272   1,723,922
    HomeServe P.L.C..................................................     96,678   1,452,146
    HSBC Holdings P.L.C..............................................  1,470,795  11,112,015
    HSBC Holdings P.L.C., Sponsored ADR..............................    628,620  23,755,550
    Imperial Brands P.L.C., Sponsored ADR............................     38,600     849,200
    Imperial Brands P.L.C............................................    277,433   6,085,621
    Informa P.L.C....................................................    418,567   4,207,122
    InterContinental Hotels Group P.L.C., ADR........................      1,227      74,368
    InterContinental Hotels Group P.L.C..............................     39,805   2,408,788
    Intermediate Capital Group P.L.C.................................     44,428     855,048
    International Consolidated Airlines Group SA.....................    376,920   2,594,568
    Intertek Group P.L.C.............................................     51,911   3,599,291
    Investec P.L.C...................................................    420,675   2,384,998
    ITV P.L.C........................................................  2,340,654   4,060,483
    IWG P.L.C........................................................     47,544     236,829
    J Sainsbury P.L.C................................................    730,808   1,925,880
    JD Sports Fashion P.L.C..........................................    220,487   2,193,298
    John Wood Group P.L.C............................................    243,197   1,067,785
    Johnson Matthey P.L.C............................................     75,017   2,980,175
*   Just Eat P.L.C...................................................    178,160   1,696,468
    Kingfisher P.L.C.................................................  1,137,153   3,050,534
    Legal & General Group P.L.C......................................  2,109,134   7,209,734
#*  Liberty Global P.L.C., Class A...................................      6,400     160,951
*   Liberty Global P.L.C., Class C...................................     15,389     367,330
    Lloyds Banking Group P.L.C....................................... 17,745,972  13,054,045
#   Lloyds Banking Group P.L.C., ADR.................................    197,183     571,831
    London Stock Exchange Group P.L.C................................    108,821   9,806,805
*   M&G P.L.C........................................................    297,840     824,856
    Marks & Spencer Group P.L.C......................................  1,143,480   2,693,799
    Meggitt P.L.C....................................................    408,846   3,308,107
    Melrose Industries P.L.C.........................................  2,050,666   5,667,399
    Merlin Entertainments P.L.C......................................    300,118   1,768,132
#   Micro Focus International P.L.C., Sponsored ADR..................     38,132     523,167
    Micro Focus International P.L.C..................................    103,681   1,423,042
    Mondi P.L.C......................................................    140,769   2,918,691
    National Grid P.L.C..............................................    345,374   4,038,210
#   National Grid P.L.C., Sponsored ADR..............................     86,868   5,070,458
    Next P.L.C.......................................................     44,628   3,806,161
    NMC Health P.L.C.................................................     40,307   1,142,569
*   Ocado Group P.L.C................................................     92,751   1,598,682
    Pearson P.L.C....................................................    140,533   1,241,130
#   Pearson P.L.C., Sponsored ADR....................................    113,823   1,001,642
    Persimmon P.L.C..................................................    126,154   3,721,073
    Phoenix Group Holdings P.L.C.....................................    244,572   2,233,953
#   Prudential P.L.C., ADR...........................................    115,779   4,647,369
    Prudential P.L.C.................................................    297,840   5,202,323
    Reckitt Benckiser Group P.L.C....................................    141,672  10,962,808
#   RELX P.L.C., Sponsored ADR.......................................    185,496   4,487,150
    RELX P.L.C.......................................................    170,011   4,093,075
    RELX P.L.C.......................................................    217,352   5,230,132
    Rentokil Initial P.L.C...........................................    805,029   4,737,751

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
UNITED KINGDOM -- (Continued)
    Rightmove P.L.C..................................................    464,177 $    3,603,028
    Rio Tinto P.L.C..................................................    154,229      8,029,440
    Rio Tinto P.L.C., Sponsored ADR..................................    174,125      9,056,241
    Rolls-Royce Holdings P.L.C.......................................    523,961      4,821,357
    Royal Bank of Scotland Group P.L.C...............................    473,131      1,307,847
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............    252,195      1,399,682
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................    352,746     20,448,701
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................    433,725     25,281,830
    Royal Dutch Shell P.L.C., Class B................................    110,166      3,172,741
    Royal Dutch Shell P.L.C. , Class A (B03MLX2).....................    491,594     14,250,368
#   Royal Dutch Shell P.L.C. , Class A (B09CBL4).....................        979         28,437
    RSA Insurance Group P.L.C........................................    460,748      3,117,093
    Sage Group P.L.C. (The)..........................................    381,312      3,553,865
    Schroders P.L.C..................................................     37,832      1,516,662
    Schroders P.L.C..................................................     16,332        490,278
    Severn Trent P.L.C...............................................     93,900      2,745,373
    Smith & Nephew P.L.C., Sponsored ADR.............................     25,064      1,083,288
    Smith & Nephew P.L.C.............................................    264,926      5,687,010
    Smiths Group P.L.C...............................................    145,612      3,043,819
    Spirax-Sarco Engineering P.L.C...................................     38,438      3,944,652
    SSE P.L.C........................................................    390,947      6,503,812
    St James's Place P.L.C...........................................    203,156      2,740,181
    Standard Chartered P.L.C.........................................  1,053,967      9,563,622
    Standard Life Aberdeen P.L.C.....................................    983,023      3,864,915
    Taylor Wimpey P.L.C..............................................  2,472,324      5,302,399
    Tesco P.L.C......................................................  3,582,602     10,936,080
    Travis Perkins P.L.C.............................................     36,557        679,015
#   TUI AG...........................................................    162,888      2,130,940
    Unilever P.L.C., Sponsored ADR...................................    274,641     16,508,671
    Unilever P.L.C...................................................     89,128      5,336,890
    United Utilities Group P.L.C.....................................    266,410      3,008,199
    Vodafone Group P.L.C.............................................  6,395,921     13,052,279
#   Vodafone Group P.L.C., Sponsored ADR.............................     15,072        307,778
    Weir Group P.L.C. (The)..........................................     92,525      1,616,136
    Whitbread P.L.C..................................................     61,060      3,213,992
    Wm Morrison Supermarkets P.L.C...................................  1,244,226      3,214,275
#   WPP P.L.C., Sponsored ADR........................................      8,468        528,742
    WPP P.L.C........................................................    604,792      7,547,537
                                                                                 --------------
TOTAL UNITED KINGDOM.................................................               755,857,498
                                                                                 --------------
TOTAL COMMON STOCKS..................................................             5,259,067,914
                                                                                 --------------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Bayerische Motoren Werke AG......................................     23,274      1,432,588
    Fuchs Petrolub SE................................................     34,533      1,471,250
    Henkel AG & Co. KGaA.............................................     39,750      4,128,940
    Porsche Automobil Holding SE.....................................     63,639      4,685,778
    Sartorius AG.....................................................     16,300      3,167,447
    Schaeffler AG....................................................     64,255        542,040
    Volkswagen AG....................................................     83,696     15,911,047
                                                                                 --------------
TOTAL GERMANY........................................................                31,339,090
                                                                                 --------------
UNITED KINGDOM -- (0.0%)
    Rolls-Royce Holdings P.L.C....................................... 24,102,206         31,221
                                                                                 --------------
TOTAL PREFERRED STOCKS...............................................                31,370,311
                                                                                 --------------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                          SHARES      VALUE>>
                                                                        ---------- --------------
RIGHTS/WARRANTS --  (0.0%)
NORWAY --  (0.0%)
#*    Adevinta ASA Rights 11/12/19.....................................     21,794 $        3,332
                                                                                   --------------
TOTAL INVESTMENT SECURITIES
    (Cost $4,479,991,558)..............................................             5,290,441,557
                                                                                   --------------
                                                                                      VALUE+
                                                                                   --------------
SECURITIES LENDING COLLATERAL --  (3.3%)
@(S)  The DFA Short Term Investment Fund............................... 15,664,102    181,249,321
                                                                                   --------------
TOTAL INVESTMENTS --  (100.0%)
    (Cost $4,661,226,638)..............................................            $5,471,690,878
                                                                                   ==============

As of October 31, 2019, Large Cap International Portfolio had entered into the following outstanding futures contracts:

                                                                                             UNREALIZED
                                              NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                                   CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                                   --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI EAFE Index..............................     85     12/20/19  $ 8,144,332 $ 8,318,100    $173,768
S&P 500(R) Emini Index.......................    218     12/20/19   32,665,293  33,090,220     424,927
                                                                   ----------- -----------    --------
TOTAL FUTURES CONTRACTS......................                      $40,809,625 $41,408,320    $598,695
                                                                   =========== ===========    ========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
Common Stocks
   Australia................................. $  4,416,424 $  329,270,601   --    $  333,687,025
   Austria...................................           --     12,151,026   --        12,151,026
   Belgium...................................    2,728,660     55,151,749   --        57,880,409
   Canada....................................  470,668,068      2,379,967   --       473,048,035
   Denmark...................................    3,340,092     79,990,661   --        83,330,753
   Finland...................................           --     63,955,265   --        63,955,265
   France....................................    8,561,778    527,440,221   --       536,001,999
   Germany...................................   13,323,911    367,027,469   --       380,351,380
   Hong Kong.................................      735,289    163,783,550   --       164,518,839
   Ireland...................................   11,111,403     25,847,993   --        36,959,396
   Israel....................................    5,490,163     21,424,968   --        26,915,131
   Italy.....................................    6,622,070    109,713,879   --       116,335,949
   Japan.....................................   30,661,502  1,207,096,586   --     1,237,758,088
   Netherlands...............................   48,441,924    122,240,674   --       170,682,598
   New Zealand...............................           --     17,770,579   --        17,770,579
   Norway....................................      812,247     40,486,484   --        41,298,731
   Portugal..................................           --      8,680,900   --         8,680,900
   Singapore.................................           --     58,441,542   --        58,441,542
   Spain.....................................    3,018,349    129,200,173   --       132,218,522
   Sweden....................................           --    137,326,511   --       137,326,511
   Switzerland...............................   20,044,897    393,852,841   --       413,897,738
   United Kingdom............................  244,671,883    511,185,615   --       755,857,498
Preferred Stocks
   Germany...................................           --     31,339,090   --        31,339,090
   United Kingdom............................           --         31,221   --            31,221

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1         LEVEL 2     LEVEL 3     TOTAL
                                              ------------   -------------- ------- --------------
Rights/Warrants
   Norway....................................           --   $        3,332   --    $        3,332
Securities Lending Collateral................           --      181,249,321   --       181,249,321
Futures Contracts**.......................... $    598,695               --   --           598,695
                                              ------------   --------------   --    --------------
TOTAL                                         $875,247,355   $4,597,042,218   --    $5,472,289,573
                                              ============   ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
COMMON STOCKS -- (95.1%)
AUSTRALIA -- (6.1%)
*   3P Learning, Ltd.................................................    182,513 $   117,982
    A2B Australia, Ltd...............................................  1,289,249   1,411,696
    Accent Group, Ltd................................................  1,632,618   1,698,746
#   Adairs, Ltd......................................................    407,492     497,295
    Adelaide Brighton, Ltd...........................................  1,654,251   3,513,524
#*  Afterpay Touch Group, Ltd........................................     66,655   1,323,237
    AGL Energy, Ltd..................................................    490,894   6,701,004
#   Ainsworth Game Technology, Ltd...................................    714,162     393,141
#*  Alkane Resources, Ltd............................................  1,677,445     826,106
    ALS, Ltd.........................................................    724,258   4,028,023
    Altium, Ltd......................................................    378,619   8,381,558
    Alumina, Ltd.....................................................  2,044,220   3,191,254
    AMA Group, Ltd...................................................    826,863     783,202
#*  Amaysim Australia, Ltd...........................................    749,916     201,006
    AMP, Ltd......................................................... 11,270,843  14,241,159
    Ansell, Ltd......................................................    356,503   6,779,537
    AP Eagers, Ltd...................................................    466,493   3,941,152
    APA Group........................................................  1,158,388   9,304,464
    Appen, Ltd.......................................................    382,383   5,744,961
    ARB Corp., Ltd...................................................    233,085   2,908,827
#*  Ardent Leisure Group, Ltd........................................  1,515,614   1,254,588
    Aristocrat Leisure, Ltd..........................................    775,551  16,910,911
#   ARQ Group, Ltd...................................................    318,111      93,039
*   Asaleo Care, Ltd.................................................  2,961,663   1,952,401
    ASX, Ltd.........................................................     43,079   2,445,242
    Atlas Arteria, Ltd...............................................  1,763,139   9,750,978
    AUB Group, Ltd...................................................     99,803     849,949
#   Aurelia Metals, Ltd..............................................  3,037,660     982,715
    Aurizon Holdings, Ltd............................................  5,720,332  23,271,672
    AusNet Services..................................................  3,480,667   4,446,093
    Austal, Ltd......................................................  1,211,556   3,488,197
    Australia & New Zealand Banking Group, Ltd.......................  2,279,090  41,883,080
#*  Australian Agricultural Co., Ltd.................................  2,412,882   1,638,425
    Australian Finance Group, Ltd....................................    317,500     590,098
    Australian Pharmaceutical Industries, Ltd........................  2,338,890   2,137,067
    Australian Vintage, Ltd..........................................    112,455      39,611
#   Auswide Bank, Ltd................................................     34,719     132,034
    Aveo Group.......................................................  1,456,079   2,149,139
    AVJennings, Ltd..................................................    297,081     122,271
    Baby Bunting Group, Ltd..........................................    244,513     665,406
#   Bank of Queensland, Ltd..........................................  1,979,320  12,353,047
    Bapcor, Ltd......................................................    980,458   4,833,170
    Beach Energy, Ltd................................................ 11,632,707  18,298,001
#   Bega Cheese, Ltd.................................................    738,852   1,821,943
#*  Bellamy's Australia, Ltd.........................................    149,797   1,320,842
#   Bendigo & Adelaide Bank, Ltd.....................................  1,730,406  12,699,626
    BHP Group, Ltd...................................................  4,074,214  99,868,974
#   BHP Group, Ltd., Sponsored ADR...................................    623,528  30,496,754
#   Bingo Industries, Ltd............................................    104,020     172,046
#   Blackmores, Ltd..................................................     53,040   3,158,055
#*  Blue Sky Alternative Investments, Ltd............................     32,768       3,135
    BlueScope Steel, Ltd.............................................  3,246,436  29,718,459
    Boral, Ltd.......................................................  3,554,211  12,339,924
    Brambles, Ltd....................................................  1,144,051   9,457,924
    Bravura Solutions, Ltd...........................................    425,043   1,195,760
    Breville Group, Ltd..............................................    361,893   3,832,662
    Brickworks, Ltd..................................................    466,467   5,822,511

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
AUSTRALIA -- (Continued)
    BSA, Ltd.........................................................     28,427 $     7,857
#*  Buru Energy, Ltd.................................................    101,869      15,494
#   BWX, Ltd.........................................................    163,312     441,158
    Caltex Australia, Ltd............................................  1,096,002  20,603,315
    Capitol Health, Ltd..............................................  1,767,071     291,793
#*  Cardno, Ltd......................................................  1,074,416     384,822
#*  Carnarvon Petroleum, Ltd.........................................  1,489,012     388,946
    carsales.com, Ltd................................................  1,043,303  11,180,550
#*  Cash Converters International, Ltd...............................  2,116,492     350,136
*   Catapult Group International, Ltd................................    170,410     165,290
    Cedar Woods Properties, Ltd......................................    153,550     750,461
    Challenger, Ltd..................................................  1,224,705   6,717,155
*   Champion Iron, Ltd...............................................     58,221      85,544
    CIMIC Group, Ltd.................................................    137,887   3,142,292
#   Citadel Group, Ltd. (The)........................................      5,352      13,103
    City Chic Collective, Ltd........................................    122,009     233,893
#   Class, Ltd.......................................................    241,974     327,150
    Clean Seas Seafood, Ltd..........................................     36,060      20,123
    Cleanaway Waste Management, Ltd.................................. 10,108,400  12,847,707
#   Clinuvel Pharmaceuticals, Ltd....................................     42,853     903,123
    Clover Corp., Ltd................................................     41,173      87,692
    Coca-Cola Amatil, Ltd............................................  1,319,240   9,257,961
    Cochlear, Ltd....................................................     85,625  12,491,830
    Codan, Ltd.......................................................    587,540   2,506,440
    Coles Group, Ltd.................................................  1,682,114  17,407,972
#   Collection House, Ltd............................................    692,748     581,815
    Collins Foods, Ltd...............................................    678,091   4,782,173
    Commonwealth Bank of Australia...................................  1,329,108  72,064,357
    Computershare, Ltd...............................................    680,298   7,425,765
#*  Cooper Energy, Ltd...............................................  6,733,770   2,573,840
#   Corporate Travel Management, Ltd.................................    236,294   2,870,537
#   Costa Group Holdings, Ltd........................................  1,140,427   2,242,871
    Costa Group Holdings, Ltd........................................    112,313     220,655
#   Credit Corp. Group, Ltd..........................................    231,944   5,010,172
    Crown Resorts, Ltd...............................................    579,408   4,977,465
*   CSG, Ltd.........................................................    985,916     208,788
    CSL, Ltd.........................................................    329,396  58,091,043
    CSR, Ltd.........................................................  3,061,776   8,751,860
#   Data#3, Ltd......................................................    437,358   1,036,840
    Decmil Group, Ltd................................................    870,215     513,629
    Dicker Data, Ltd.................................................    120,091     580,250
    Domain Holdings Australia, Ltd...................................  1,040,602   2,270,606
#   Domino's Pizza Enterprises, Ltd..................................    229,148   8,061,827
    Downer EDI, Ltd..................................................  2,520,894  14,021,345
    DWS, Ltd.........................................................    165,951     122,023
#   Eclipx Group, Ltd................................................  1,324,125   1,432,254
    Elders, Ltd......................................................    821,714   3,344,867
#*  Electro Optic Systems Holdings, Ltd..............................    108,450     524,575
*   Ellex Medical Lasers, Ltd........................................     46,497      18,285
#*  Emeco Holdings, Ltd..............................................      9,900      12,186
#*  EML Payments, Ltd................................................     15,296      42,111
#*  Energy World Corp., Ltd..........................................  6,737,967     430,208
    EQT Holdings, Ltd................................................     15,236     322,724
    ERM Power, Ltd...................................................    517,693     858,629
    Estia Health, Ltd................................................  1,396,744   2,705,343
    Euroz, Ltd.......................................................    112,543      80,819
#   EVENT Hospitality and Entertainment, Ltd.........................    457,642   4,138,194
    Evolution Mining, Ltd............................................  6,952,626  19,831,564
#*  FAR, Ltd.........................................................  3,094,242     110,868

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
AUSTRALIA -- (Continued)
    Finbar Group, Ltd................................................     5,532 $     3,261
*   Fleetwood Corp., Ltd.............................................   322,583     497,292
    FlexiGroup, Ltd.................................................. 1,528,601   2,053,640
#   Flight Centre Travel Group, Ltd..................................   192,237   5,647,290
    Fortescue Metals Group, Ltd...................................... 7,768,488  47,547,982
#   G8 Education, Ltd................................................ 2,051,261   3,640,986
#*  Galaxy Resources, Ltd............................................   845,048     543,247
#*  Galilee Energy, Ltd..............................................   262,428     174,103
    GBST Holdings, Ltd...............................................    76,768     203,742
#   Genworth Mortgage Insurance Australia, Ltd....................... 1,269,131   3,412,576
*   Gold Road Resources, Ltd......................................... 2,033,990   1,595,997
#   GrainCorp, Ltd., Class A......................................... 1,135,294   5,657,570
#   Grange Resources, Ltd............................................ 2,046,058     295,935
*   Greenland Minerals, Ltd..........................................   413,383      28,460
    GUD Holdings, Ltd................................................   351,019   2,617,700
#   GWA Group, Ltd................................................... 1,427,002   2,862,311
    Hansen Technologies, Ltd.........................................   719,947   1,684,693
#   Harvey Norman Holdings, Ltd...................................... 3,134,350   8,843,620
    Healius, Ltd..................................................... 9,014,638  19,162,828
#*  Highfield Resources, Ltd.........................................   276,159     126,052
*   Horizon Oil, Ltd................................................. 1,463,538     140,607
#   HT&E, Ltd........................................................ 1,371,373   1,556,656
#   HUB24, Ltd.......................................................    20,868     177,145
    Huon Aquaculture Group, Ltd......................................    32,032     100,463
    IDP Education, Ltd...............................................   450,489   5,521,673
    Iluka Resources, Ltd.............................................   340,216   2,202,166
#   Imdex, Ltd....................................................... 1,184,969   1,297,539
*   IMF Bentham, Ltd.................................................   774,121   1,816,225
    Incitec Pivot, Ltd............................................... 4,965,269  11,814,554
    Independence Group NL............................................ 2,305,733  10,098,100
#   Infigen Energy................................................... 3,173,465   1,395,715
    Infomedia, Ltd................................................... 1,300,437   2,051,579
#   Inghams Group, Ltd............................................... 1,236,578   2,647,407
    Insurance Australia Group, Ltd................................... 2,491,177  13,649,336
*   Intega Group, Ltd................................................ 1,074,416     418,466
#   Integral Diagnostics, Ltd........................................   190,752     475,471
#   Integrated Research, Ltd.........................................   399,026     813,395
#   InvoCare, Ltd....................................................   546,116   4,935,955
#   IOOF Holdings, Ltd............................................... 1,612,267   8,198,896
    IPH, Ltd......................................................... 1,111,874   6,185,001
    IRESS, Ltd.......................................................   486,455   4,272,036
#*  iSelect, Ltd..................................................... 1,542,077     590,893
#*  iSentia Group, Ltd............................................... 1,077,773     293,032
    IVE Group, Ltd...................................................   272,060     376,853
    James Hardie Industries P.L.C....................................   388,289   6,668,552
#   James Hardie Industries P.L.C., Sponsored ADR....................    39,415     677,150
#   Japara Healthcare, Ltd........................................... 2,967,216   2,287,492
#   JB Hi-Fi, Ltd....................................................   897,546  22,937,380
    Jupiter Mines, Ltd...............................................   673,704     155,094
#*  Karoon Energy, Ltd............................................... 1,274,988     849,706
    Karoon Energy, Ltd............................................... 1,673,267   1,118,863
*   Kingsgate Consolidated, Ltd...................................... 1,181,152     341,992
#   Kogan.com, Ltd...................................................   210,588     982,021
    Lednium Technology Pty, Ltd......................................    21,998           0
    LendLease Group.................................................. 1,165,756  15,068,221
#   Lifestyle Communities, Ltd.......................................    39,883     233,633
    Link Administration Holdings, Ltd................................ 1,478,673   5,702,056
#   Lovisa Holdings, Ltd.............................................   195,007   1,808,580
*   Lucapa Diamond Co., Ltd..........................................   106,787       9,921

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
AUSTRALIA -- (Continued)
    Lycopodium, Ltd..................................................     16,033 $    61,222
#*  Lynas Corp., Ltd.................................................  3,175,621   5,437,265
    MACA, Ltd........................................................  1,303,294     854,832
    Macmahon Holdings, Ltd...........................................  4,944,481     732,495
    Macquarie Group, Ltd.............................................    617,246  56,994,896
    Magellan Financial Group, Ltd....................................    360,559  11,958,997
    MaxiTRANS Industries, Ltd........................................    251,721      37,120
#*  Mayne Pharma Group, Ltd..........................................  3,691,362   1,307,268
    McMillan Shakespeare, Ltd........................................    474,495   5,248,850
    McPherson's, Ltd.................................................    607,751     966,533
    Medibank Pvt, Ltd................................................  3,874,769   9,031,011
#*  Medusa Mining, Ltd...............................................  1,892,341     986,353
#*  Mesoblast, Ltd...................................................    325,946     400,149
*   Mesoblast, Ltd., Sponsored ADR...................................      1,592       9,854
#*  Metals X, Ltd....................................................  4,083,792     476,855
#   Metcash, Ltd.....................................................  5,991,730  11,647,374
#*  Metro Mining, Ltd................................................    160,700      13,788
#   Michael Hill International, Ltd..................................     72,300      32,424
    Michael Hill International, Ltd..................................     43,121      20,050
*   Millennium Minerals, Ltd.........................................    679,921      27,227
*   Mincor Resources NL..............................................    491,089     209,757
    Mineral Resources, Ltd...........................................  1,464,975  14,409,375
#*  MMA Offshore, Ltd................................................  4,675,274     620,489
#   MNF Group, Ltd...................................................     83,368     304,575
    Monadelphous Group, Ltd..........................................    476,472   5,043,054
    Monash IVF Group, Ltd............................................    851,347     601,126
#   Money3 Corp., Ltd................................................    696,751   1,029,828
#   Mortgage Choice, Ltd.............................................    580,365     569,443
#   Motorcycle Holdings, Ltd.........................................    131,917     211,335
    Mount Gibson Iron, Ltd...........................................  2,885,032   1,505,899
#*  Myer Holdings, Ltd............................................... 18,003,595   6,746,821
    MyState, Ltd.....................................................     96,976     316,759
    National Australia Bank, Ltd.....................................  2,938,574  57,681,662
    Navigator Global Investments, Ltd................................    366,260     619,875
#   Neometals, Ltd...................................................    551,838      76,020
#   Netwealth Group, Ltd.............................................     25,760     156,250
#   New Hope Corp., Ltd..............................................  1,202,266   1,760,638
    Newcrest Mining, Ltd.............................................    652,532  14,243,679
#*  NEXTDC, Ltd......................................................    325,266   1,437,436
    nib holdings, Ltd................................................  1,879,111   9,083,705
#   Nick Scali, Ltd..................................................    254,036   1,075,124
#   Nine Entertainment Co. Holdings, Ltd.............................  9,471,228  12,017,424
    Northern Star Resources, Ltd.....................................  2,512,151  17,028,152
    NRW Holdings, Ltd................................................  2,595,716   4,036,553
#*  Nufarm, Ltd......................................................  1,182,853   4,826,996
    OFX Group, Ltd...................................................    962,104     927,001
    Oil Search, Ltd..................................................  2,098,641  10,357,395
    OM Holdings, Ltd.................................................    418,603     141,153
#*  Onevue Holdings, Ltd.............................................    301,883      78,995
    oOh!media, Ltd...................................................  1,216,040   2,311,111
    Orica, Ltd.......................................................    875,580  13,837,403
    Origin Energy, Ltd...............................................  3,195,169  17,322,464
    Orora, Ltd.......................................................  6,665,469  14,207,170
    OZ Minerals, Ltd.................................................  1,856,220  12,951,646
    Pacific Current Group, Ltd.......................................    173,460     840,582
    Pacific Smiles Group, Ltd........................................    104,617     122,807
#*  Pact Group Holdings, Ltd.........................................    868,271   1,449,564
*   Panoramic Resources, Ltd.........................................  2,113,723     471,685
#   Paragon Care, Ltd................................................    304,664      91,508

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
AUSTRALIA -- (Continued)
    Peet, Ltd........................................................    945,315 $   782,806
    Pendal Group, Ltd................................................  1,310,258   6,469,550
    Perenti Global, Ltd..............................................  2,955,835   4,656,324
#   Perpetual, Ltd...................................................    341,411   8,463,897
*   Perseus Mining, Ltd..............................................  4,895,508   2,900,834
#   Pioneer Credit, Ltd..............................................    146,118     247,787
#   Platinum Asset Management, Ltd...................................  1,025,985   2,929,967
#*  Praemium, Ltd....................................................  1,027,677     448,352
    Premier Investments, Ltd.........................................    323,876   4,292,389
#*  Prime Media Group, Ltd...........................................  2,413,649     340,497
    Pro Medicus, Ltd.................................................    159,511   2,927,174
#   PWR Holdings, Ltd................................................    148,298     485,570
    Qantas Airways, Ltd..............................................  3,028,350  13,394,798
    QBE Insurance Group, Ltd.........................................  2,502,742  21,774,816
    QMS Media, Ltd...................................................    158,305     133,543
    Qube Holdings, Ltd...............................................  3,966,708   8,893,760
*   Quintis, Ltd.....................................................  1,092,097           0
    Ramelius Resources, Ltd..........................................  2,599,034   2,238,464
    Ramsay Health Care, Ltd..........................................    209,860   9,916,019
#   REA Group, Ltd...................................................     77,397   5,808,594
#   Reckon, Ltd......................................................    132,862      69,603
#   Reece, Ltd.......................................................     87,381     625,852
#   Regis Healthcare, Ltd............................................    563,410   1,252,289
    Regis Resources, Ltd.............................................  2,225,179   7,541,264
#   Reject Shop, Ltd. (The)..........................................    140,659     237,661
#   Reliance Worldwide Corp., Ltd....................................  1,033,752   3,008,082
#*  Resolute Mining, Ltd.............................................  4,237,647   3,549,901
#   Rhipe, Ltd.......................................................     21,642      42,529
    Ridley Corp., Ltd................................................  1,220,875     915,822
    Rio Tinto, Ltd...................................................    734,474  45,928,845
    RXP Services, Ltd................................................    258,944      90,896
    Salmat, Ltd......................................................     68,805      24,396
    Sandfire Resources NL............................................  1,405,275   5,612,545
    Santos, Ltd......................................................  5,713,678  31,959,539
#*  Saracen Mineral Holdings, Ltd....................................  3,778,281   9,775,979
    SeaLink Travel Group, Ltd........................................    278,653     984,560
    Seek, Ltd........................................................    586,910   9,185,158
    Select Harvests, Ltd.............................................    435,551   2,162,968
*   Senex Energy, Ltd................................................  6,763,894   1,673,850
#   Servcorp, Ltd....................................................    184,105     559,482
    Service Stream, Ltd..............................................  1,657,336   2,945,600
#   Seven Group Holdings, Ltd........................................    409,919   5,298,310
*   Seven West Media, Ltd............................................  8,014,019   2,200,781
    SG Fleet Group, Ltd..............................................    251,518     418,927
    Sigma Healthcare, Ltd............................................ 15,132,400   6,063,070
*   Silver Chef, Ltd.................................................     36,385      17,023
#*  Silver Lake Resources, Ltd.......................................  3,315,544   2,654,164
    Sims Metal Management, Ltd.......................................  1,045,760   6,730,462
*   Sino Strategic International Ltd.................................      9,056           0
    SmartGroup Corp., Ltd............................................    325,923   2,565,067
    Sonic Healthcare, Ltd............................................    396,105   7,801,280
    South32, Ltd., ADR...............................................    476,677   4,170,924
    South32, Ltd.....................................................  4,520,341   7,910,280
    Southern Cross Media Group, Ltd..................................  3,358,697   1,897,053
    Spark Infrastructure Group.......................................  5,298,752   7,389,244
#   SpeedCast International, Ltd.....................................  1,370,682     940,407
    SRG Global, Ltd..................................................    103,260      28,401
    St Barbara, Ltd..................................................  5,044,542   9,731,960
    Stanmore Coal, Ltd...............................................    126,245      88,737

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
AUSTRALIA -- (Continued)
    Star Entertainment Grp, Ltd. (The)...............................  3,666,614 $   11,888,951
    Steadfast Group, Ltd.............................................    863,752      2,139,038
    Suncorp Group, Ltd...............................................  2,237,702     20,775,932
#*  Sundance Energy Australia, Ltd...................................  3,488,611        311,806
    Sunland Group, Ltd...............................................    446,776        495,033
#   Super Retail Group, Ltd..........................................  1,300,284      8,542,247
#*  Superloop, Ltd...................................................    206,468        155,687
    Superloop, Ltd...................................................     17,382          9,825
    Sydney Airport...................................................  1,062,864      6,437,177
#*  Syrah Resources, Ltd.............................................  1,455,353        401,399
    Tabcorp Holdings, Ltd............................................  3,547,099     11,753,824
    Tassal Group, Ltd................................................  1,224,821      3,497,191
    Technology One, Ltd..............................................  1,268,229      6,442,624
    Telstra Corp., Ltd...............................................  4,361,560     10,504,573
    Telstra Corp., Ltd., ADR.........................................     35,561        426,376
#   Terracom, Ltd....................................................    106,417         28,625
*   Thorn Group, Ltd.................................................    698,747        129,973
*   Tiger Resources, Ltd.............................................  1,677,917            629
    TPG Telecom, Ltd.................................................  1,685,960      7,598,912
    Transurban Group.................................................  1,147,364     11,751,236
#   Treasury Wine Estates, Ltd.......................................    337,529      4,091,912
#*  Troy Resources, Ltd..............................................  1,614,217        122,404
    Village Roadshow, Ltd............................................    553,139      1,220,665
*   Virgin Australia Holdings, Ltd................................... 10,144,397      1,048,173
    Virtus Health, Ltd...............................................    468,505      1,326,582
    Vita Group, Ltd..................................................    873,714        732,085
*   Vocus Group, Ltd.................................................  2,702,788      6,196,574
#   Webjet, Ltd......................................................    249,097      1,941,691
#   Webster, Ltd.....................................................     31,325         41,902
    Wesfarmers, Ltd..................................................  1,053,578     28,946,950
#   Western Areas, Ltd...............................................  1,703,933      3,755,701
#*  Westgold Resources, Ltd..........................................  1,027,445      1,670,225
    Westpac Banking Corp.............................................  2,434,344     47,263,973
#   Westpac Banking Corp., Sponsored ADR.............................    258,942      5,013,117
    Whitehaven Coal, Ltd.............................................  5,270,315     11,986,736
#   WiseTech Global, Ltd.............................................    131,676      2,364,736
    Woodside Petroleum, Ltd..........................................  1,147,908     25,441,615
    Woolworths Group, Ltd............................................    927,704     23,921,889
    Worley, Ltd......................................................    937,412      8,798,762
    WPP AUNZ, Ltd....................................................  1,452,579        534,872
*   Xero, Ltd........................................................     31,488      1,493,607
                                                                                 --------------
TOTAL AUSTRALIA......................................................             1,924,865,330
                                                                                 --------------
AUSTRIA -- (0.5%)
#   Agrana Beteiligungs AG...........................................     52,812      1,019,145
    ANDRITZ AG.......................................................    281,148     12,642,165
#   Atrium European Real Estate, Ltd.................................    533,410      2,129,495
    Austria Technologie & Systemtechnik AG...........................    204,706      3,809,323
    CA Immobilien Anlagen AG.........................................    223,933      8,628,791
    DO & CO AG.......................................................     29,114      2,708,669
    Erste Group Bank AG..............................................    560,434     19,821,344
    EVN AG...........................................................    105,668      1,934,106
#   FACC AG..........................................................     47,228        616,733
    Flughafen Wien AG................................................     14,863        609,553
#   IMMOFINANZ AG....................................................    232,917      6,696,514
    Kapsch TrafficCom AG.............................................     18,467        582,204
#   Lenzing AG.......................................................     55,037      5,797,196
    Mayr Melnhof Karton AG...........................................     22,086      2,713,541
    Oberbank AG......................................................      2,814        300,690

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
AUSTRIA -- (Continued)
    Oesterreichische Post AG.........................................   143,988 $  5,306,633
    OMV AG...........................................................   361,928   21,158,889
    Palfinger AG.....................................................    42,431    1,212,083
#   POLYTEC Holding AG...............................................    60,648      552,116
#   Porr AG..........................................................    47,223    1,118,356
    Raiffeisen Bank International AG.................................   676,330   16,664,284
#   Rosenbauer International AG......................................     3,859      163,693
    S IMMO AG........................................................   170,357    4,314,562
#   Schoeller-Bleckmann Oilfield Equipment AG........................    37,935    2,168,256
#*  Semperit AG Holding..............................................    39,636      539,480
    Strabag SE.......................................................    73,091    2,427,241
    Telekom Austria AG...............................................   553,725    4,290,487
    Telekom Austria AG, ADR..........................................     4,200       64,806
    UBM Development AG...............................................     3,488      173,646
    UNIQA Insurance Group AG.........................................   751,254    7,224,623
    Verbund AG.......................................................    50,484    2,734,971
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............   218,214    5,919,364
#   Voestalpine AG...................................................   627,528   15,746,347
    Wienerberger AG..................................................   288,578    7,816,303
*   Zumtobel Group AG................................................    87,902      698,628
                                                                                ------------
TOTAL AUSTRIA........................................................            170,304,237
                                                                                ------------
BELGIUM -- (1.2%)
    Ackermans & van Haaren NV........................................   109,009   16,710,630
    Ageas............................................................   773,565   44,612,015
*   AGFA-Gevaert NV.................................................. 1,750,602    7,988,137
    Anheuser-Busch InBev SA..........................................   790,952   63,843,579
#   Anheuser-Busch InBev SA/NV, Sponsored ADR........................   118,114    9,540,068
#*  Argenx SE, ADR...................................................     6,193      758,395
*   Argenx SE........................................................     5,555      676,427
*   Argenx SE........................................................    17,171    2,083,608
#   Atenor...........................................................     1,913      159,699
    Banque Nationale de Belgique.....................................        92      229,882
    Barco NV.........................................................    38,074    8,291,925
    Bekaert SA.......................................................   246,394    6,876,293
#*  Biocartis NV.....................................................    27,294      195,934
#   bpost SA.........................................................   419,997    4,799,833
#*  Celyad SA........................................................     6,859       61,280
*   Celyad SA, Sponsored ADR.........................................       600        5,070
    Cie d'Entreprises CFE............................................    55,045    5,306,118
#   Colruyt SA.......................................................   305,391   16,987,222
#   Deceuninck NV....................................................   283,216      589,962
    D'ieteren SA.....................................................   166,964   10,545,191
#   Econocom Group SA................................................   458,105    1,194,559
    Elia System Operator SA..........................................    82,287    7,097,466
#   Euronav NV.......................................................   651,686    7,349,400
*   Euronav NV.......................................................   123,287    1,372,184
    EVS Broadcast Equipment SA.......................................    57,638    1,415,890
#*  Exmar NV.........................................................   139,830      873,703
    Fagron...........................................................   207,070    3,931,837
*   Galapagos NV.....................................................    32,529    5,989,135
    Gimv NV..........................................................    32,229    1,935,395
    Immobel SA.......................................................     5,239      397,280
*   Ion Beam Applications............................................    18,409      294,107
    Jensen-Group NV..................................................     9,610      366,428
    KBC Group NV.....................................................   340,246   23,924,151
    Kinepolis Group NV...............................................    65,554    4,360,773
    Lotus Bakeries NV................................................       524    1,478,232
#*  MDxHealth........................................................    25,853       28,995

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
BELGIUM -- (Continued)
#   Melexis NV.......................................................    95,037 $  6,668,731
#*  Nyrstar NV....................................................... 2,736,407      592,190
    Ontex Group NV...................................................   346,934    6,293,589
    Orange Belgium SA................................................   213,274    4,696,029
#*  Oxurion NV.......................................................   139,163      403,733
#   Picanol..........................................................     5,463      424,550
    Proximus SADP....................................................   589,206   18,106,747
    Recticel SA......................................................   258,558    2,262,547
#   Resilux..........................................................     5,708      855,907
    Roularta Media Group NV..........................................     8,176      114,387
    Sioen Industries NV..............................................    47,273    1,170,870
#   Sipef NV.........................................................    15,936      808,513
    Solvay SA........................................................   238,729   25,956,038
*   Telenet Group Holding NV.........................................   150,301    7,384,437
    TER Beke SA......................................................     1,906      226,765
*   Tessenderlo Group SA.............................................   226,149    7,481,901
    UCB SA...........................................................   298,022   24,020,218
#   Umicore SA.......................................................   312,809   12,912,757
    Van de Velde NV..................................................    23,803      642,662
*   Viohalco SA......................................................   172,079      699,385
                                                                                ------------
TOTAL BELGIUM........................................................            383,992,759
                                                                                ------------
CANADA -- (8.6%)
#*  5N Plus, Inc.....................................................   279,292      466,512
    Absolute Software Corp...........................................   134,663      793,398
    Acadian Timber Corp..............................................    44,726      555,212
#*  Advantage Oil & Gas, Ltd......................................... 4,815,925    6,947,276
    Aecon Group, Inc.................................................   315,623    4,361,353
#*  Africa Oil Corp..................................................   435,095      383,198
#   AG Growth International, Inc.....................................    54,364    1,767,418
    AGF Management, Ltd., Class B.................................... 1,050,663    4,634,691
    Agnico Eagle Mines, Ltd..........................................       159        9,777
#   Agnico Eagle Mines, Ltd..........................................    74,072    4,553,206
#*  Aimia, Inc.......................................................   571,192    1,582,910
*   Air Canada.......................................................   364,480   12,978,598
    AirBoss of America Corp..........................................    86,301      516,325
    AKITA Drilling, Ltd., Class A....................................    47,514       41,486
*   Alacer Gold Corp................................................. 2,136,898   10,578,221
    Alamos Gold, Inc., Class A....................................... 2,618,888   14,256,647
    Alamos Gold, Inc., Class A.......................................   371,373    2,020,269
#   Alaris Royalty Corp..............................................   301,884    4,487,806
#   Alcanna, Inc.....................................................   153,160      525,612
#*  Alexco Resource Corp.............................................    12,200       23,064
    Algoma Central Corp..............................................    13,160      131,390
    Algonquin Power & Utilities Corp.................................   738,656   10,145,234
    Alimentation Couche-Tard, Inc., Class B..........................   792,230   23,759,081
#*  Alio Gold, Inc...................................................   380,558      231,149
#   AltaGas, Ltd.....................................................   590,951    8,596,630
    Altius Minerals Corp.............................................   188,326    1,505,636
    Altus Group, Ltd.................................................   145,365    4,028,413
#*  Americas Gold & Silver Corp......................................    51,477      161,025
*   Amerigo Resources, Ltd...........................................   502,800      282,493
    Andrew Peller, Ltd., Class A.....................................    85,169      845,159
#   ARC Resources, Ltd............................................... 1,934,939    8,197,525
#*  Argonaut Gold, Inc............................................... 1,145,869    1,870,487
*   Aritzia, Inc.....................................................   292,698    4,171,241
#*  Asanko Gold, Inc.................................................   772,813      692,369
    Atco, Ltd., Class I..............................................   146,472    5,148,928
#*  Athabasca Oil Corp............................................... 2,613,956      803,775

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
*   ATS Automation Tooling Systems, Inc..............................   191,967 $ 2,606,006
#*  Aurora Cannabis, Inc.............................................   154,700     554,388
#   AutoCanada, Inc..................................................   309,894   1,950,513
*   B2Gold Corp...................................................... 6,149,554  21,617,521
#   Badger Daylighting, Ltd..........................................   160,010   4,740,407
    Bank of Montreal, (2073174)......................................   847,416  62,700,310
#   Bank of Montreal, (2076009)......................................   308,295  22,821,929
    Bank of Nova Scotia (The)........................................   327,091  18,759,739
    Bank of Nova Scotia (The)........................................   969,869  55,602,590
    Barrick Gold Corp................................................ 1,138,836  19,770,193
    Barrick Gold Corp................................................   412,954   6,957,378
#*  Bausch Health Cos., Inc.......................................... 1,821,011  45,233,913
#*  Baytex Energy Corp............................................... 5,493,525   6,131,259
    BCE, Inc.........................................................   114,563   5,434,588
#   BCE, Inc.........................................................    75,179   3,567,244
#   Birchcliff Energy, Ltd........................................... 1,393,081   2,125,953
#   Bird Construction, Inc...........................................   113,203     528,584
*   Black Diamond Group, Ltd.........................................   375,553     487,583
*   BlackBerry, Ltd..................................................    63,502     333,637
#*  BlackBerry, Ltd..................................................   285,731   1,502,945
    BMTC Group, Inc..................................................     7,200      65,763
*   Bombardier, Inc., Class A........................................   275,990     358,320
*   Bombardier, Inc., Class B........................................ 2,852,900   3,595,637
#   Bonavista Energy Corp............................................ 5,112,182   1,901,882
#   Bonterra Energy Corp.............................................   167,954     413,158
    Boralex, Inc., Class A...........................................   355,264   5,880,157
    Bridgemarq Real Estate Services..................................    32,200     363,048
    Brookfield Asset Management, Inc., Class A.......................   152,497   8,432,432
    Brookfield Asset Management, Inc., Class A.......................   155,044   8,566,181
    BRP, Inc.........................................................   114,940   5,156,635
    CAE, Inc.........................................................   236,115   5,921,250
    CAE, Inc.........................................................   240,954   6,045,536
    Caledonia Mining Corp. P.L.C.....................................     7,193      60,620
#*  Calfrac Well Services, Ltd.......................................   850,068     722,858
    Calian Group, Ltd................................................    15,095     405,941
    Cameco Corp......................................................   827,012   7,384,148
#   Cameco Corp......................................................   505,755   4,516,392
    Canaccord Genuity Group, Inc.....................................   255,494   1,039,743
#*  Canacol Energy, Ltd..............................................   738,579   2,719,694
#*  Canada Goose Holdings, Inc.......................................    63,363   2,650,749
#*  Canada Goose Holdings, Inc.......................................    27,056   1,131,752
    Canadian Imperial Bank of Commerce...............................   185,444  15,812,934
    Canadian Imperial Bank of Commerce...............................   444,500  37,898,070
    Canadian National Railway Co.....................................   254,062  22,723,031
    Canadian National Railway Co.....................................   347,608  31,065,727
    Canadian Natural Resources, Ltd..................................   289,011   7,287,264
#   Canadian Natural Resources, Ltd.................................. 2,471,877  62,340,738
    Canadian Pacific Railway, Ltd....................................    71,272  16,207,332
    Canadian Pacific Railway, Ltd....................................    56,346  12,808,009
#   Canadian Tire Corp., Ltd., Class A...............................   110,915  11,957,194
    Canadian Utilities, Ltd., Class A................................   114,559   3,340,833
#   Canadian Western Bank............................................   653,408  16,544,801
*   Canfor Corp......................................................   544,230   6,578,196
    Canfor Pulp Products, Inc........................................   237,770   1,563,350
#*  Canopy Growth Corp...............................................    50,900   1,017,536
#   CanWel Building Materials Group, Ltd.............................   303,240   1,042,956
    Capital Power Corp...............................................   338,869   8,122,462
#*  Capstone Mining Corp............................................. 4,278,053   1,624,043
#   Cardinal Energy, Ltd.............................................   548,186     799,117

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
#   Cargojet, Inc....................................................     7,533 $   562,787
    Cascades, Inc....................................................   533,033   5,046,634
    CCL Industries, Inc., Class B....................................   232,200   9,557,028
*   Celestica, Inc...................................................   402,411   2,905,407
*   Celestica, Inc...................................................   180,887   1,310,198
    Cenovus Energy, Inc..............................................   803,908   6,848,263
#   Cenovus Energy, Inc.............................................. 1,183,507  10,047,974
*   Centerra Gold, Inc............................................... 1,418,662  12,095,949
    Cervus Equipment Corp............................................    36,871     230,951
#   CES Energy Solutions Corp........................................   981,947   1,312,145
*   CGI, Inc.........................................................    91,367   7,101,043
*   CGI, Inc.........................................................   176,798  13,742,752
#   Chesswood Group, Ltd.............................................    46,523     386,779
#*  China Gold International Resources Corp., Ltd.................... 2,758,929   2,199,435
    CI Financial Corp................................................   674,880   9,822,678
#   Cineplex, Inc....................................................   440,560   7,509,355
    Clairvest Group, Inc.............................................       516      19,929
#   Clearwater Seafoods, Inc.........................................   155,233     618,763
    Cogeco Communications, Inc.......................................   146,269  12,643,479
    Cogeco, Inc......................................................    57,415   4,443,331
*   Colabor Group, Inc...............................................    15,500       6,237
    Colliers International Group, Inc................................    65,875   4,413,840
    Colliers International Group, Inc................................    84,906   5,684,457
    Computer Modelling Group, Ltd....................................   350,049   1,863,065
#   Constellation Software, Inc......................................    29,687  29,320,280
*   Continental Gold, Inc............................................   713,547   2,275,376
#*  Copper Mountain Mining Corp...................................... 1,554,531     790,780
    Corby Spirit and Wine, Ltd.......................................    40,385     490,593
*   Corridor Resources, Inc..........................................    13,700       7,801
    Corus Entertainment, Inc., Class B............................... 2,285,042   8,778,614
    Cott Corp........................................................   711,593   9,143,970
    Cott Corp........................................................   159,886   2,053,960
    Crescent Point Energy Corp....................................... 2,193,879   8,011,964
#   Crescent Point Energy Corp.......................................   925,330   3,386,707
#*  Crew Energy, Inc................................................. 4,463,390   1,626,625
*   CRH Medical Corp.................................................   238,755     717,842
#*  Delphi Energy Corp...............................................   259,463      11,820
#*  Denison Mines Corp............................................... 2,762,214   1,279,288
*   Descartes Systems Group, Inc. (The)..............................    41,462   1,613,338
*   Descartes Systems Group, Inc. (The)..............................     8,468     329,490
*   Detour Gold Corp.................................................   955,697  15,869,025
#*  DHX Media, Ltd...................................................   421,277     607,719
#*  DIRTT Environmental Solutions....................................   124,732     566,318
#   Dollarama, Inc...................................................   289,272   9,731,715
    Dorel Industries, Inc., Class B..................................   299,064   1,133,042
    DREAM Unlimited Corp., Class A...................................    77,640     594,782
*   Dundee Precious Metals, Inc......................................   775,167   2,701,402
    Echelon Financial Holdings, Inc..................................     7,778      34,842
    ECN Capital Corp................................................. 1,220,847   4,032,104
    E-L Financial Corp., Ltd.........................................       338     188,878
*   Eldorado Gold Corp...............................................   962,317   8,102,721
*   Eldorado Gold Corp...............................................    94,814     798,334
    Element Fleet Management Corp.................................... 1,476,562  12,555,990
#   Emera, Inc.......................................................   156,882   6,495,160
#   Empire Co., Ltd., Class A........................................   598,127  15,880,724
    Enbridge, Inc....................................................   387,222  14,102,985
    Enbridge, Inc....................................................   518,705  18,886,049
    Encana Corp...................................................... 1,219,644   4,778,197
#   Encana Corp...................................................... 1,204,586   4,734,023

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
*   Endeavour Mining Corp............................................   234,173 $ 4,240,399
#*  Endeavour Silver Corp............................................   192,213     477,212
    Enerflex, Ltd....................................................   491,436   3,850,596
#*  Energy Fuels, Inc................................................   220,413     440,124
#   Enerplus Corp....................................................   509,695   3,076,513
#   Enerplus Corp.................................................... 1,245,435   7,509,973
    Enghouse Systems, Ltd............................................   166,592   4,853,189
    Ensign Energy Services, Inc...................................... 2,362,140   4,806,420
#   Equitable Group, Inc.............................................    69,336   5,965,497
*   ERO Copper Corp..................................................    23,771     297,070
#*  Essential Energy Services Trust..................................   840,850     181,947
    Evertz Technologies, Ltd.........................................   106,626   1,449,097
#   Exchange Income Corp.............................................   102,091   3,023,741
    Exco Technologies, Ltd...........................................   163,952     951,024
#*  EXFO, Inc........................................................       198         807
#   Extendicare, Inc.................................................   400,757   2,711,066
    Fairfax Financial Holdings, Ltd..................................    62,174  26,340,515
    Fiera Capital Corp...............................................   168,604   1,344,121
    Finning International, Inc.......................................   555,763   9,464,554
    Firm Capital Mortgage Investment Corp............................   129,018   1,392,936
    First Capital Realty, Inc........................................   309,064   5,115,477
#*  First Majestic Silver Corp.......................................   165,958   1,774,116
#*  First Majestic Silver Corp.......................................   127,578   1,361,257
    First National Financial Corp....................................    74,235   2,417,386
    First Quantum Minerals, Ltd...................................... 1,518,261  12,829,888
    FirstService Corp................................................    84,949   7,416,897
    FirstService Corp................................................    16,916   1,476,474
#*  Fission Uranium Corp............................................. 1,807,387     397,952
    Fortis, Inc......................................................   185,081   7,689,342
    Fortis, Inc......................................................   104,235   4,333,049
#*  Fortuna Silver Mines, Inc........................................ 1,189,682   3,793,686
#   Franco-Nevada Corp...............................................    36,170   3,507,405
#   Freehold Royalties, Ltd..........................................   513,697   2,523,438
    Frontera Energy Corp.............................................    53,001     424,942
    Gamehost, Inc....................................................    81,542     502,711
#*  GDI Integrated Facility Services, Inc............................     3,600      79,866
*   Gear Energy, Ltd................................................. 1,202,965     356,204
#   Genworth MI Canada, Inc..........................................   313,373  12,657,690
    George Weston, Ltd...............................................   211,646  16,944,857
    Gibson Energy, Inc...............................................   591,838  10,317,061
    Gildan Activewear, Inc...........................................   170,500   4,356,028
#   Gildan Activewear, Inc...........................................    85,280   2,177,198
*   Glacier Media, Inc...............................................    28,375      14,650
    GMP Capital, Inc.................................................   272,329     469,355
#   goeasy, Ltd......................................................    82,351   3,765,225
#*  Golden Star Resources, Ltd.......................................   199,827     673,625
    GoldMoney, Inc...................................................    48,197      75,748
#*  Gran Tierra Energy, Inc..........................................    49,235      53,174
#*  Gran Tierra Energy, Inc.......................................... 2,698,444   2,868,288
*   Great Canadian Gaming Corp.......................................   233,910   7,398,596
#*  Great Panther Mining, Ltd........................................   182,582      99,810
    Great-West Lifeco, Inc...........................................   336,138   8,174,398
    Guardian Capital Group, Ltd., Class A............................     9,811     194,119
#*  Guyana Goldfields, Inc...........................................   830,807     334,316
*   Heroux-Devtek, Inc...............................................   154,359   1,964,207
    High Arctic Energy Services, Inc.................................   121,100     207,794
#   High Liner Foods, Inc............................................   106,290     750,510
#*  Home Capital Group, Inc..........................................   645,820  13,292,977
#   Horizon North Logistics, Inc.....................................   821,849     605,264

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
    Hudbay Minerals, Inc.............................................   225,751 $   821,734
    Hudbay Minerals, Inc............................................. 4,876,483  17,697,661
    Husky Energy, Inc................................................ 1,558,927  10,889,172
#   Hydro One, Ltd...................................................   246,144   4,576,772
    IA Financial Crop., Inc..........................................   455,999  21,960,380
*   IAMGOLD Corp..................................................... 2,554,732   9,601,339
*   IAMGOLD Corp.....................................................    79,870     298,714
*   IBI Group, Inc...................................................    78,700     296,372
    IGM Financial, Inc...............................................    95,232   2,687,551
#*  Imperial Metals Corp.............................................   149,442     206,503
    Imperial Oil, Ltd................................................     2,100      52,297
#   Imperial Oil, Ltd................................................   328,099   8,159,822
*   Indigo Books & Music, Inc........................................    13,523      41,480
    Information Services Corp........................................    13,744     168,735
    Innergex Renewable Energy, Inc...................................   420,795   5,252,343
    Intact Financial Corp............................................    56,612   5,841,296
#   Inter Pipeline, Ltd..............................................   556,656   9,344,518
#*  Interfor Corp....................................................   525,210   6,260,570
*   Intertain Group, Ltd. (The)......................................     9,266      91,387
    Intertape Polymer Group, Inc.....................................   240,434   3,096,014
    Invesque, Inc....................................................    89,083     644,070
#*  IPL Plastics, Inc................................................    13,600      91,486
*   Ivanhoe Mines, Ltd., Class A..................................... 1,452,563   3,606,318
    Jamieson Wellness, Inc...........................................     6,900     124,473
#   Just Energy Group, Inc...........................................   369,329     855,253
    Just Energy Group, Inc...........................................     6,432      14,794
    K-Bro Linen, Inc.................................................    23,264     639,402
*   Kelt Exploration, Ltd............................................   914,003   1,998,579
    Keyera Corp......................................................   602,731  13,971,132
*   Kinaxis, Inc.....................................................    70,559   4,505,897
#   Kinder Morgan Canada, Ltd........................................   105,523   1,121,648
    Kingsway Financial Services, Inc.................................    14,675      32,872
*   Kinross Gold Corp................................................ 9,111,177  44,272,669
    Kirkland Lake Gold, Ltd..........................................   981,289  46,080,574
*   Knight Therapeutics, Inc.........................................   626,439   3,985,695
    KP Tissue, Inc...................................................    39,140     254,970
    Labrador Iron Ore Royalty Corp...................................   230,597   3,906,020
#*  Largo Resources, Ltd.............................................   590,400     591,700
    Lassonde Industries, Inc., Class A...............................     1,900     252,117
#   Laurentian Bank of Canada........................................   349,371  12,016,177
#*  Leagold Mining Corp..............................................   214,200     422,838
    Leon's Furniture, Ltd............................................    76,394     913,526
*   Lightstream Resources, Ltd.......................................   696,278           0
#   Linamar Corp.....................................................   319,294  10,412,024
    Loblaw Cos., Ltd.................................................   318,360  16,977,892
    Lucara Diamond Corp.............................................. 2,135,513   1,751,085
*   Lundin Gold, Inc.................................................    72,700     436,056
    Lundin Mining Corp............................................... 5,611,415  28,331,873
    Magellan Aerospace Corp..........................................    94,088   1,147,258
    Magna International, Inc.........................................   679,722  36,548,411
    Magna International, Inc.........................................   611,939  32,903,960
*   Mainstreet Equity Corp...........................................    18,782     920,776
*   Major Drilling Group International, Inc..........................   541,926   2,295,913
*   Mandalay Resources Corp..........................................    42,348      25,722
    Manulife Financial Corp..........................................   405,767   7,557,106
    Manulife Financial Corp.......................................... 1,467,342  27,321,908
    Maple Leaf Foods, Inc............................................   308,243   5,375,706
#*  Marathon Gold Corp...............................................   329,000     407,160
    Martinrea International, Inc.....................................   654,254   5,334,969

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
*   Maxim Power Corp.................................................    24,537 $    29,807
    Mediagrif Interactive Technologies, Inc..........................    10,600      55,853
#   Medical Facilities Corp..........................................   392,288   2,329,126
*   MEG Energy Corp.................................................. 1,612,826   6,196,112
    Melcor Developments, Ltd.........................................     4,424      41,986
*   Mercator Minerals, Ltd...........................................   131,933           0
    Methanex Corp....................................................   123,400   4,676,102
#   Methanex Corp....................................................   176,329   6,688,159
    Metro, Inc.......................................................   293,894  12,428,744
    Morguard Corp....................................................     2,645     401,640
#   Morneau Shepell, Inc.............................................   217,422   5,234,570
#   Mountain Province Diamonds, Inc..................................    32,000      30,856
    MTY Food Group, Inc..............................................    52,503   2,097,567
    Mullen Group, Ltd................................................   513,059   3,194,202
#   National Bank of Canada.......................................... 1,008,670  52,091,514
*   New Gold, Inc.................................................... 7,351,204   7,646,458
    NFI Group, Inc...................................................   273,935   6,025,281
    Norbord, Inc.....................................................    89,592   2,586,200
#   Norbord, Inc.....................................................    61,484   1,775,043
    North American Construction Group, Ltd...........................    95,400   1,103,862
#   North American Construction Group, Ltd...........................     9,700     112,035
    North West Co., Inc. (The).......................................   216,659   4,635,525
#   Northland Power, Inc.............................................   440,880   8,803,541
    Nutrien, Ltd.....................................................   118,522   5,670,094
    Nutrien, Ltd.....................................................   442,850  21,163,821
#*  NuVista Energy, Ltd.............................................. 1,187,779   1,704,428
#*  Obsidian Energy, Ltd.............................................   346,078     207,579
    OceanaGold Corp.................................................. 4,099,105   9,834,615
    Onex Corp........................................................    65,308   3,839,343
    Open Text Corp...................................................   222,200   8,978,425
    Open Text Corp...................................................   122,705   4,940,103
*   Orbite Technologies, Inc.........................................   174,500         174
    Osisko Gold Royalties, Ltd.......................................   635,266   6,250,889
#*  Painted Pony Energy, Ltd......................................... 2,428,728   1,124,838
    Pan American Silver Corp.........................................   668,618  11,355,999
#   Pan American Silver Corp.........................................   830,025  14,151,925
#*  Paramount Resources, Ltd., Class A...............................   542,091   2,115,516
*   Parex Resources, Inc.............................................   902,677  12,233,532
    Park Lawn Corp...................................................     6,795     152,192
    Parkland Fuel Corp...............................................   410,937  13,650,060
#   Pason Systems, Inc...............................................   326,375   3,503,866
    Pembina Pipeline Corp............................................    25,060     882,257
    Pembina Pipeline Corp............................................   115,408   4,057,745
#*  Pengrowth Energy Corp............................................ 2,468,480     374,836
#   Peyto Exploration & Development Corp............................. 1,013,161   2,023,091
*   PHX Energy Services Corp.........................................   194,326     355,573
    Pizza Pizza Royalty Corp.........................................   123,691     880,891
*   Points International, Ltd........................................     6,420      69,996
    Polaris Infrastructure, Inc......................................    68,704     688,553
    Pollard Banknote, Ltd............................................    24,687     384,241
#   PrairieSky Royalty, Ltd..........................................   266,690   2,603,928
*   Precision Drilling Corp.......................................... 1,455,985   1,547,627
*   Precision Drilling Corp..........................................   455,094     477,849
#*  Premier Gold Mines, Ltd.......................................... 1,056,134   1,812,211
#   Premium Brands Holdings Corp.....................................   117,854   7,774,910
*   Pretium Resources, Inc...........................................   356,835   3,595,172
*   Pulse Seismic, Inc...............................................   187,026     342,216
#   Quarterhill, Inc.................................................   832,064   1,048,687
    Quebecor, Inc., Class B..........................................   464,603  10,801,111

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
#*  Questerre Energy Corp., Class A..................................   145,025 $    20,921
*   Real Matters, Inc................................................     3,500      29,390
    Recipe Unlimited Corp............................................    87,267   1,567,639
    Reitmans Canada, Ltd., Class A...................................   180,779     269,020
    Restaurant Brands International, Inc.............................   193,173  12,638,158
    Richelieu Hardware, Ltd..........................................   177,191   3,637,723
    Ritchie Bros Auctioneers, Inc....................................   129,128   5,312,768
    Ritchie Bros Auctioneers, Inc....................................    37,693   1,549,936
    Rocky Mountain Dealerships, Inc..................................   111,070     546,453
    Rogers Communications, Inc., Class B.............................   164,340   7,737,244
    Rogers Communications, Inc., Class B.............................   123,672   5,823,714
#   Rogers Sugar, Inc................................................   602,064   2,482,126
*   Roxgold, Inc..................................................... 1,188,400     875,217
    Royal Bank of Canada.............................................   351,386  28,343,519
    Royal Bank of Canada............................................. 1,049,719  84,670,335
    Russel Metals, Inc...............................................   439,477   7,213,949
*   Sabina Gold & Silver Corp........................................ 1,097,598   1,483,353
#*  Sandstorm Gold, Ltd.............................................. 1,158,908   8,271,001
    Saputo, Inc......................................................   215,184   6,241,006
#   Savaria Corp.....................................................    36,700     377,561
#*  Seabridge Gold, Inc..............................................    31,005     399,034
#   Secure Energy Services, Inc......................................   904,891   2,913,019
*   SEMAFO, Inc...................................................... 1,647,390   5,315,775
#*  Seven Generations Energy, Ltd., Class A.......................... 2,017,293  11,303,335
    Shaw Communications, Inc., Class B...............................   239,049   4,878,625
#   Shaw Communications, Inc., Class B...............................   361,818   7,395,560
    ShawCor, Ltd.....................................................   280,351   2,822,454
*   Shopify, Inc., Class A...........................................    11,613   3,641,488
#   Sienna Senior Living, Inc........................................   183,305   2,642,899
*   Sierra Wireless, Inc.............................................    55,726     614,759
#*  Sierra Wireless, Inc.............................................    84,028     929,350
#   Sleep Country Canada Holdings, Inc...............................   142,863   2,380,869
#   SNC-Lavalin Group, Inc...........................................   208,605   3,771,077
*   Southern Pacific Resource Corp...................................   665,787           0
#*  Spin Master Corp.................................................    78,779   2,228,613
#   Sprott, Inc......................................................   612,417   1,413,520
*   SSR Mining, Inc..................................................   426,933   6,314,372
*   SSR Mining, Inc..................................................   271,594   4,016,875
    Stantec, Inc.....................................................   290,863   6,205,490
    Stantec, Inc.....................................................    70,845   1,515,375
#*  Stars Group, Inc. (The)..........................................   353,663   7,695,681
*   Stars Group, Inc. (The)..........................................   330,932   7,201,080
    Stella-Jones, Inc................................................   143,409   3,976,385
#*  STEP Energy Services, Ltd........................................    39,900      34,232
*   Stornoway Diamond Corp...........................................   173,571         347
*   Strad, Inc.......................................................     1,000       1,238
#   Stuart Olson, Inc................................................   189,701     384,558
    Sun Life Financial, Inc..........................................   241,526  10,835,754
    Sun Life Financial, Inc..........................................   373,530  16,764,026
    Suncor Energy, Inc., (B3NB0P5)................................... 2,403,185  71,350,563
    Suncor Energy, Inc., (B3NB1P2)...................................   804,361  23,915,264
#*  SunOpta, Inc.....................................................    98,969     189,031
#*  SunOpta, Inc.....................................................   115,193     218,649
#   Superior Plus Corp...............................................   999,775   9,025,378
    Supremex, Inc....................................................    91,498     168,810
#   Surge Energy, Inc................................................ 2,530,283   1,844,258
*   Tamarack Valley Energy, Ltd...................................... 1,466,550   1,892,897
*   Taseko Mines, Ltd................................................ 1,765,483     697,025
    TC Energy Corp...................................................    91,378   4,606,017

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
CANADA -- (Continued)
    TC Energy Corp...................................................   156,295 $    7,866,327
#   Teck Resources, Ltd., Class A....................................     5,209         83,053
    Teck Resources, Ltd., Class B....................................   209,473      3,311,235
    Teck Resources, Ltd., Class B.................................... 2,272,029     35,966,219
    TELUS Corp.......................................................    87,440      3,110,291
*   Teranga Gold Corp................................................   459,577      1,859,802
#*  Tervita Corp.....................................................    69,862        371,294
    TFI International, Inc...........................................   612,292     19,510,967
    Thomson Reuters Corp.............................................   142,978      9,608,217
#   Tidewater Midstream and Infrastructure, Ltd......................   167,200        119,329
#   Timbercreek Financial Corp.......................................    60,031        440,285
#*  TMAC Resources, Inc..............................................   114,800        354,746
    TMX Group, Ltd...................................................   151,957     13,277,057
#   TORC Oil & Gas, Ltd.............................................. 1,310,665      3,343,584
*   Torex Gold Resources, Inc........................................   426,256      6,236,393
#   Toromont Industries, Ltd.........................................   230,107     11,881,844
#   Toronto-Dominion Bank (The)......................................   680,144     38,838,076
#   Toronto-Dominion Bank (The)......................................   473,365     27,014,941
    Total Energy Services, Inc.......................................   240,394      1,025,748
    Tourmaline Oil Corp.............................................. 1,069,979      9,179,837
    TransAlta Corp................................................... 1,154,565      6,819,919
    TransAlta Corp...................................................   421,210      2,480,927
#   TransAlta Renewables, Inc........................................   405,806      4,368,939
    Transcontinental, Inc., Class A..................................   557,497      6,366,073
    TransGlobe Energy Corp...........................................   382,883        438,959
    TransGlobe Energy Corp...........................................    30,106         34,923
#*  Trevali Mining Corp.............................................. 3,522,038        548,188
#*  Trican Well Service, Ltd......................................... 2,346,763      1,532,318
    Tricon Capital Group, Inc........................................   535,275      4,332,269
*   Trisura Group, Ltd...............................................    14,164        339,292
*   Trisura Group, Ltd...............................................        59          1,389
*   Turquoise Hill Resources, Ltd.................................... 1,956,519        802,156
*   Turquoise Hill Resources, Ltd....................................   263,904        110,206
    Uni-Select, Inc..................................................   210,722      1,703,887
#   Vermilion Energy, Inc............................................   265,602      3,508,824
    Vermilion Energy, Inc............................................   237,706      3,144,850
    Wajax Corp.......................................................   141,958      1,649,045
    Waste Connections, Inc...........................................    72,502      6,699,228
    Waste Connections, Inc...........................................    40,111      3,705,040
#*  Wesdome Gold Mines Ltd...........................................   549,251      3,356,974
    West Fraser Timber Co., Ltd......................................   332,241     15,362,142
#   Western Forest Products, Inc..................................... 2,868,573      2,831,330
    WestJet Airlines, Ltd............................................    37,767        878,296
#   Westshore Terminals Investment Corp..............................   302,841      5,251,605
    Wheaton Precious Metals Corp.....................................   224,750      6,300,030
    Wheaton Precious Metals Corp.....................................   183,172      5,141,638
#   Whitecap Resources, Inc.......................................... 2,464,586      6,867,384
    Winpak, Ltd......................................................   113,731      4,027,343
    WSP Global, Inc..................................................    91,909      5,734,630
    Yamana Gold, Inc................................................. 3,410,740     12,455,895
    Yamana Gold, Inc.................................................   298,241      1,085,597
*   Yangarra Resources, Ltd..........................................   771,424        597,413
#*  Yellow Pages, Ltd................................................    91,812        604,366
                                                                                --------------
TOTAL CANADA.........................................................            2,726,574,601
                                                                                --------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd...................................... 1,725,250        660,158
    China Flavors & Fragrances Co., Ltd.............................. 1,091,350        240,760
*   China Medical & HealthCare Group, Ltd............................ 1,040,000         21,745

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CHINA -- (Continued)
*   Hanfeng Evergreen, Inc...........................................  42,625 $         0
                                                                              -----------
TOTAL CHINA..........................................................             922,663
                                                                              -----------
DENMARK -- (1.6%)
*   Agat Ejendomme A.S............................................... 598,233     319,475
*   ALK-Abello A.S...................................................  26,810   5,758,759
    Alm Brand A.S.................................................... 458,045   3,731,069
#   Ambu A.S., Class B............................................... 371,400   5,838,277
    AP Moller - Maersk A.S., Class A.................................   3,243   3,895,641
    AP Moller - Maersk A.S., Class B.................................   5,562   7,094,897
#*  Bang & Olufsen A.S............................................... 172,585   1,003,873
    BankNordik P/F...................................................   1,342      21,846
#*  Bavarian Nordic A.S.............................................. 145,014   3,414,646
    Brodrene Hartmann A.S............................................  10,479     417,663
    Carlsberg A.S., Class B.......................................... 151,633  21,353,587
#   Chr Hansen Holding A.S........................................... 210,010  16,123,660
    Coloplast A.S., Class B..........................................  96,551  11,624,347
    Columbus A.S..................................................... 310,362     413,471
    D/S Norden A.S................................................... 202,347   2,959,870
    Danske Bank A.S.................................................. 742,005  10,603,643
#*  Demant A.S....................................................... 324,510   8,571,995
#   DFDS A.S......................................................... 174,840   6,886,981
    Djurslands Bank A.S..............................................   1,040      37,882
*   Drilling Co. of 1972 A.S.........................................  19,349   1,092,220
    DSV Panalpina A.S................................................ 350,941  34,107,667
#   FLSmidth & Co. A.S............................................... 241,169   8,644,316
    Fluegger Group A.S...............................................     350      15,361
*   Genmab A.S.......................................................  40,718   8,896,662
    GN Store Nord A.S................................................ 766,596  33,724,822
    GronlandsBANKEN A.S..............................................      33       2,662
    H Lundbeck A.S................................................... 300,375  10,263,990
*   H+H International A.S., Class B.................................. 132,365   2,058,322
*   Harboes Bryggeri A.S., Class B...................................   2,462      24,260
    ISS A.S.......................................................... 546,786  14,315,523
    Jeudan A.S.......................................................   2,667     446,018
*   Jyske Bank A.S................................................... 455,492  15,152,005
    Matas A.S........................................................ 122,433     938,465
*   Nilfisk Holding A.S.............................................. 198,797   3,360,446
#*  NKT A.S.......................................................... 159,663   2,801,141
#   NNIT A.S.........................................................  61,531     880,289
#   Novo Nordisk A.S., Sponsored ADR................................. 595,283  32,871,527
    Novo Nordisk A.S., Class B....................................... 815,902  44,865,386
    Novozymes A.S., Class B.......................................... 355,705  16,767,777
    Orsted A.S.......................................................  74,062   6,500,546
    Pandora A.S...................................................... 449,416  22,113,977
    Parken Sport & Entertainment A.S.................................  10,398     156,946
    Per Aarsleff Holding A.S.........................................  97,171   3,032,623
    Ringkjoebing Landbobank A.S...................................... 125,386   8,657,992
    Rockwool International A.S., Class A.............................     818     153,960
    Rockwool International A.S., Class B.............................  34,285   6,738,311
    Royal Unibrew A.S................................................ 292,858  24,025,833
    RTX A.S..........................................................  28,702     666,446
    Scandinavian Tobacco Group A.S., Class A......................... 118,619   1,401,700
    Schouw & Co., A.S................................................  80,479   5,774,991
    SimCorp A.S...................................................... 144,395  12,920,140
    Solar A.S., Class B..............................................  25,273   1,061,003
    Spar Nord Bank A.S............................................... 354,853   3,466,415
#   Sydbank A.S...................................................... 410,342   8,049,415
    Tivoli A.S.......................................................   1,281     131,147

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
DENMARK -- (Continued)
    Topdanmark A.S...................................................   309,863 $ 13,878,253
*   TORM P.L.C.......................................................    24,343      232,335
    Tryg A.S.........................................................   377,714   10,557,501
    United International Enterprises.................................     3,703      701,694
    Vestas Wind Systems A.S..........................................   217,417   17,712,484
#*  Vestjysk Bank A.S................................................   501,958      277,867
*   Zealand Pharma A.S...............................................    27,073      807,913
                                                                                ------------
TOTAL DENMARK........................................................            490,319,933
                                                                                ------------
FINLAND -- (1.6%)
#*  Afarak Group Oyj.................................................     9,902        6,301
#   Ahlstrom-Munksjo Oyj.............................................    58,584      878,564
    Aktia Bank Oyj...................................................   161,927    1,577,160
    Alandsbanken Abp, Class B........................................     1,250       22,657
    Alma Media Oyj...................................................    59,478      470,199
    Apetit Oyj.......................................................     3,389       29,397
    Asiakastieto Group Oyj...........................................     9,514      308,764
    Aspo Oyj.........................................................    25,687      234,966
    Atria Oyj........................................................    54,112      512,967
*   BasWare Oyj......................................................     8,919      200,271
#   Bittium Oyj......................................................   113,982      770,767
    Cargotec Oyj, Class B............................................   203,864    7,152,095
    Caverion Oyj.....................................................   125,974      941,808
#   Citycon Oyj......................................................   297,831    3,121,112
    Cramo Oyj........................................................   212,233    2,251,707
    Digia Oyj........................................................    14,070       60,128
    Elisa Oyj........................................................   379,350   20,723,637
    Finnair Oyj......................................................   421,333    2,751,564
#   Fiskars Oyj Abp..................................................    98,646    1,322,539
    Fortum Oyj....................................................... 1,001,093   24,464,326
*   F-Secure Oyj.....................................................   250,826      801,745
    Glaston Oyj ABP..................................................    11,415       14,017
#*  HKScan Oyj, Class A..............................................   165,652      329,090
    Huhtamaki Oyj....................................................   647,668   29,990,582
    Ilkka-Yhtyma Oyj.................................................    29,672      125,234
    Kemira Oyj.......................................................   711,617   11,560,003
    Kesko Oyj, Class A...............................................     6,046      372,519
    Kesko Oyj, Class B...............................................   353,884   23,578,599
    Kone Oyj, Class B................................................   247,622   15,767,527
    Konecranes Oyj...................................................   300,069    9,266,845
    Lassila & Tikanoja Oyj...........................................   176,549    2,848,887
#   Lehto Group Oyj..................................................   143,598      325,659
#   Metsa Board Oyj..................................................   992,620    6,577,812
    Metso Oyj........................................................   619,486   23,451,749
#   Neste Oyj........................................................ 1,272,423   45,975,770
    Nokia Oyj........................................................ 3,176,929   11,662,535
    Nokia Oyj........................................................ 1,186,596    4,360,318
#   Nokian Renkaat Oyj...............................................   695,310   19,871,361
    Nordea Bank Abp.................................................. 3,021,818   22,117,696
    Nordea Bank Abp..................................................    44,631      326,647
    Olvi Oyj, Class A................................................    38,501    1,635,481
    Oriola Oyj, Class A..............................................     1,000        2,287
    Oriola Oyj, Class B..............................................   729,540    1,678,158
    Orion Oyj, Class A...............................................    44,442    1,954,963
    Orion Oyj, Class B...............................................   436,906   19,383,161
#   Outokumpu Oyj.................................................... 1,703,790    4,841,151
*   Outotec Oyj......................................................   769,767    4,961,293
    Pihlajalinna Oyj.................................................    29,717      353,400
#   Ponsse Oyj.......................................................    52,110    1,625,515

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
FINLAND -- (Continued)
*   QT Group Oyj.....................................................    12,507 $    213,463
    Raisio Oyj, Class V..............................................   451,151    1,574,062
    Rapala VMC Oyj...................................................    15,713       48,559
#   Raute Oyj, Class A...............................................     1,914       50,216
    Revenio Group Oyj................................................    53,324    1,573,939
    Sampo Oyj, Class A...............................................   488,691   20,026,478
    Sanoma Oyj.......................................................   504,321    5,276,617
*   Stockmann Oyj Abp, Class A.......................................     8,998       24,903
#*  Stockmann Oyj Abp, Class B.......................................   152,672      367,555
    Stora Enso Oyj, Sponsored ADR....................................    57,313      742,203
    Stora Enso Oyj, Class R.......................................... 2,177,750   28,292,711
    Teleste Oyj......................................................    20,343      132,123
    Tieto Oyj........................................................   254,255    7,236,804
#   Tikkurila Oyj....................................................   157,150    2,508,336
    Tokmanni Group Corp..............................................    89,289    1,143,244
    UPM-Kymmene Oyj.................................................. 1,984,919   64,647,713
#   Uponor Oyj.......................................................   314,554    4,114,706
    Vaisala Oyj, Class A.............................................    44,936    1,346,799
    Valmet Oyj.......................................................   709,614   15,881,523
    Wartsila Oyj Abp.................................................   973,650   10,286,368
#   YIT Oyj..........................................................   757,813    4,551,586
                                                                                ------------
TOTAL FINLAND........................................................            503,600,841
                                                                                ------------
FRANCE -- (7.9%)
    ABC arbitrage....................................................    92,905      694,143
    Accor SA.........................................................    94,167    4,050,460
#   Actia Group......................................................    56,471      252,046
    Aeroports de Paris...............................................    35,224    6,699,225
*   Air France-KLM................................................... 1,982,827   23,636,226
    Air Liquide SA...................................................   476,618   63,371,596
    Airbus SE........................................................   503,228   72,192,203
    Akka Technologies................................................    37,306    2,407,868
    AKWEL............................................................    75,865    1,506,545
    Albioma SA.......................................................   151,545    3,933,451
    Alstom SA........................................................   416,703   18,027,904
    Altamir..........................................................    42,488      789,171
    Alten SA.........................................................   146,959   16,165,779
    Altran Technologies SA........................................... 1,167,120   18,556,017
    Amundi SA........................................................   104,543    7,471,402
    Arkema SA........................................................   413,435   42,310,073
    Assystem SA......................................................    45,716    1,697,887
    Atos SE..........................................................   259,113   20,108,877
    Aubay............................................................    41,066    1,430,358
    AXA SA, Sponsored ADR............................................   400,668   10,573,629
    AXA SA........................................................... 1,492,071   39,496,931
    Axway Software SA................................................    24,704      295,008
#   Bastide le Confort Medical.......................................    13,234      567,156
    Beneteau SA......................................................   153,533    1,433,916
    Bigben Interactive...............................................    56,333      857,859
    BioMerieux.......................................................   133,642   10,943,279
    BNP Paribas SA...................................................   956,175   49,969,265
    Boiron SA........................................................    30,194    1,072,379
    Bollore SA....................................................... 1,560,155    6,759,166
#*  Bollore SA.......................................................     9,070       38,642
    Bonduelle SCA....................................................    94,385    2,453,087
#*  Bourbon Corp.....................................................    56,660      232,234
    Bourbon Corp.....................................................     2,100       32,732
    Bouygues SA......................................................   832,464   35,311,498
    Bureau Veritas SA................................................   601,068   15,367,240

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
FRANCE -- (Continued)
    Burelle SA.......................................................        94 $    85,184
    Capgemini SE.....................................................   177,008  19,954,134
    Carrefour SA..................................................... 1,774,908  30,218,786
#   Casino Guichard Perrachon SA.....................................   261,016  14,090,842
    Catering International Services..................................     6,197      86,070
*   Cegedim SA.......................................................     8,109     250,944
*   CGG SA........................................................... 2,122,685   4,948,338
#   Chargeurs SA.....................................................    98,430   1,672,107
    Cie de Saint-Gobain..............................................   974,295  39,681,026
    Cie des Alpes....................................................    48,216   1,443,712
    Cie Generale des Etablissements Michelin SCA.....................   610,972  74,390,235
    Cie Plastic Omnium SA............................................   385,266  10,524,111
    CNP Assurances...................................................   424,309   8,422,212
*   Coface SA........................................................   431,132   4,713,442
    Credit Agricole SA............................................... 1,071,537  13,981,784
    Danone SA, Sponsored ADR.........................................    37,413     617,314
    Danone SA........................................................   622,094  51,535,021
    Dassault Aviation SA.............................................       959   1,332,196
#   Dassault Systemes SE.............................................    43,687   6,635,039
    Dassault Systemes SE, Sponsored ADR..............................     2,055     313,161
    Derichebourg SA..................................................   797,706   2,875,807
#   Devoteam SA......................................................    22,497   1,911,157
    Edenred..........................................................   600,943  31,674,345
    Eiffage SA.......................................................   545,963  58,639,764
    Electricite de France SA......................................... 1,802,165  18,617,833
    Electricite de Strasbourg SA.....................................     1,138     137,755
    Elior Group SA...................................................   592,408   7,672,061
    Elis SA..........................................................   531,118  10,154,187
    Engie SA......................................................... 2,260,043  37,843,906
    Eramet...........................................................    60,586   3,035,736
#*  Erytech Pharma SA................................................     2,820      12,454
#   EssilorLuxottica SA..............................................   163,730  25,000,636
*   Esso SA Francaise................................................    14,121     345,158
    Etablissements Maurel et Prom SA.................................   118,867     349,533
#   Eurofins Scientific SE...........................................    33,738  17,104,968
    Euronext NV......................................................   247,581  19,972,880
#   Europcar Mobility Group..........................................   750,842   2,757,480
#   Eutelsat Communications SA....................................... 1,300,851  24,677,034
    Exel Industries, Class A.........................................     6,717     293,005
    Faurecia SE......................................................   355,628  16,596,498
    Fleury Michon SA.................................................     4,252     142,337
*   Fnac Darty S.A...................................................    89,810   5,198,643
*   Fnac Darty SA....................................................    12,150     711,523
    Gaumont SA.......................................................       768     108,007
    Gaztransport Et Technigaz SA.....................................    85,230   7,776,251
    GEA..............................................................       181      22,609
    Getlink SE.......................................................   873,178  14,626,497
    GL Events........................................................    60,870   1,596,836
    Groupe Crit......................................................    22,919   1,706,671
    Groupe Gorge.....................................................    11,765     197,217
    Groupe Open......................................................    22,877     284,159
    Guerbet..........................................................    40,957   2,295,109
#   Haulotte Group SA................................................    46,203     252,621
#   HERIGE SADCS.....................................................     1,725      55,939
#   Hermes International.............................................    23,514  16,938,366
    HEXAOM...........................................................    15,998     601,602
*   ID Logistics Group...............................................     7,495   1,432,909
#   Iliad SA.........................................................   158,958  16,473,675
    Imerys SA........................................................   180,738   6,981,667

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
FRANCE -- (Continued)
    Ingenico Group SA................................................   328,481 $ 35,124,821
    Ipsen SA.........................................................    69,386    7,395,687
    IPSOS............................................................   185,598    5,592,982
    Jacquet Metal Service SA.........................................    83,625    1,423,195
    JCDecaux SA......................................................   106,130    2,901,116
    Kaufman & Broad SA...............................................   123,831    4,724,071
    Kering SA........................................................    52,768   30,024,797
    Korian SA........................................................   291,852   12,376,548
    Lagardere SCA....................................................   820,890   18,343,246
#*  Latecoere SACA...................................................   363,509    1,558,325
    Laurent-Perrier..................................................     3,871      383,981
#   Le Belier........................................................    11,601      333,643
    Lectra...........................................................   104,988    2,458,149
    Legrand SA.......................................................   317,355   24,793,038
#   Linedata Services................................................    18,028      518,841
    LISI.............................................................   122,466    4,304,684
    LNA Sante SA.....................................................    31,937    1,685,931
    L'Oreal SA.......................................................    82,717   24,158,465
    LVMH Moet Hennessy Louis Vuitton SE..............................   248,441  106,097,695
    Maisons du Monde SA..............................................    85,558    1,183,991
    Manitou BF SA....................................................    37,488      766,037
    Manutan International............................................     2,849      197,477
    Mersen SA........................................................    81,201    2,643,633
*   METabolic EXplorer SA............................................   130,246      188,009
    Metropole Television SA..........................................   215,202    3,785,929
*   Mr Bricolage SA..................................................     8,989       25,262
    Natixis SA....................................................... 2,283,942   10,493,165
    Nexans SA........................................................   357,037   14,528,592
    Nexity SA........................................................   245,232   12,692,772
#*  Nicox............................................................    71,997      359,769
    NRJ Group........................................................    72,423      495,964
#   Oeneo SA.........................................................   144,175    1,637,695
#*  Onxeo SA.........................................................   191,619      113,361
#*  Onxeo SA.........................................................    12,362        7,294
#   Orange SA, Sponsored ADR.........................................   206,198    3,315,664
    Orange SA........................................................ 4,330,858   69,702,953
#   Orpea............................................................   123,851   14,917,002
#   Pernod Ricard SA.................................................    27,272    5,038,037
    Peugeot SA....................................................... 3,354,230   84,949,606
#*  Pierre & Vacances SA.............................................    22,303      369,122
#   Plastivaloire....................................................    80,194      542,537
    PSB Industries SA................................................     1,337       30,282
    Publicis Groupe SA, ADR..........................................    97,524    1,047,408
    Publicis Groupe SA...............................................   712,111   30,648,209
    Quadient.........................................................   176,973    3,790,100
#   Rallye SA........................................................   601,121    5,599,333
#*  Recylex SA.......................................................    65,252      261,063
#   Remy Cointreau SA................................................     5,938      794,639
    Renault SA.......................................................   473,234   24,162,820
    Rexel SA......................................................... 1,588,705   19,695,976
#   Robertet SA......................................................     1,600    1,445,621
    Rothschild & Co..................................................    19,018      534,866
    Rubis SCA........................................................   278,022   16,121,834
    Safran SA........................................................   159,972   25,337,947
#   Samse SA.........................................................       943      183,091
    Sanofi, ADR......................................................   430,089   19,818,501
    Sanofi...........................................................   432,160   39,839,561
    Sartorius Stedim Biotech.........................................    44,668    6,691,774
    Savencia SA......................................................    16,829    1,117,485

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
FRANCE -- (Continued)
    Schneider Electric SE............................................   394,440 $   36,659,396
    Schneider Electric SE............................................    19,869      1,857,412
    SCOR SE..........................................................   605,722     25,548,824
    SEB SA...........................................................   108,639     16,508,026
    Seche Environnement SA...........................................     8,210        311,367
    SES SA........................................................... 1,913,533     37,093,648
#   Societe BIC SA...................................................   149,609     10,390,860
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....     2,125        128,573
#   Societe Generale SA..............................................   958,542     27,259,883
#   Societe Marseillaise du Tunnel Prado-Carenage SA.................     8,156        160,703
    Sodexo SA........................................................   174,906     19,246,950
    Sodexo SA, Sponsored ADR.........................................    19,000        418,000
    Sodexo SA........................................................     8,908        979,600
*   SOITEC...........................................................    86,494      9,540,410
#*  Solocal Group.................................................... 2,109,096      1,650,739
    Somfy SA.........................................................    21,663      2,005,658
    Sopra Steria Group...............................................    81,648     11,207,982
    SPIE SA..........................................................   428,345      9,040,414
    Stef SA..........................................................    23,396      2,273,014
    STMicroelectronics NV............................................ 1,333,520     30,265,984
#   STMicroelectronics NV............................................   416,949      9,456,403
    Suez.............................................................   786,262     12,263,749
    Sword Group......................................................    17,484        596,900
    Synergie SA......................................................    47,586      1,351,223
#   Tarkett SA.......................................................   176,377      2,872,185
#*  Technicolor SA...................................................   654,977        548,013
*   Technicolor SA, Sponsored ADR....................................     4,360          3,279
    Teleperformance..................................................   206,991     46,962,822
    Television Francaise 1...........................................   367,879      3,087,158
    Thales SA........................................................   226,701     22,162,204
    Thermador Groupe.................................................    10,096        624,521
    Total Gabon......................................................       985        142,902
    Total SA......................................................... 2,613,611    138,176,890
    TOTAL SA, Sponsored ADR..........................................   498,910     26,257,633
    Trigano SA.......................................................    46,079      4,155,772
*   Ubisoft Entertainment SA.........................................   363,647     21,491,257
    Union Financiere de France BQE SA................................     5,747        132,220
    Valeo SA.........................................................   561,919     20,926,248
#*  Vallourec SA..................................................... 1,986,844      4,826,042
#*  Valneva SE.......................................................    69,711        195,169
    Veolia Environnement SA, ADR.....................................    45,884      1,209,043
    Veolia Environnement SA..........................................   544,964     14,345,501
    Vetoquinol SA....................................................       937         61,062
    Vicat SA.........................................................    84,188      3,569,949
    VIEL & Cie SA....................................................    61,789        330,088
    Vilmorin & Cie SA................................................    31,017      1,696,300
#   Vinci SA.........................................................   522,320     58,602,335
*   Virbac SA........................................................    13,860      3,379,963
    Vivendi SA.......................................................   456,263     12,705,832
    Vranken-Pommery Monopole SA......................................     8,008        193,873
*   Worldline SA.....................................................   150,675      9,168,163
    XPO Logistics Europe SADIR.......................................        23          7,642
                                                                                --------------
TOTAL FRANCE.........................................................            2,495,999,125
                                                                                --------------
GERMANY -- (6.9%)
#   1&1 Drillisch AG.................................................    63,723      1,706,681
    Aareal Bank AG...................................................   305,779     10,265,520
    Adidas AG........................................................   157,511     48,690,860
*   Adler Modemaerkte AG.............................................    44,428        168,775

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
GERMANY -- (Continued)
#*  ADLER Real Estate AG.............................................    83,828 $    966,311
    ADO Properties SA................................................    55,050    2,245,354
*   ADVA Optical Networking SE.......................................   210,006    1,481,861
#*  AIXTRON SE.......................................................   208,127    1,902,754
#   All for One Group AG.............................................     3,921      197,719
#   Allgeier SE......................................................    18,167      479,402
    Allianz SE, Sponsored ADR........................................   751,838   18,352,366
    Allianz SE.......................................................   283,403   69,213,401
    Amadeus Fire AG..................................................    22,587    2,845,304
    Aroundtown SA....................................................   938,801    7,935,294
    Atoss Software AG................................................     1,461      219,710
#   Aurubis AG.......................................................   197,548    9,712,751
*   Axel Springer SE.................................................   240,113   16,805,694
    BASF SE.......................................................... 1,425,846  108,391,675
    Basler AG........................................................    17,007      875,306
#   Bauer AG.........................................................    71,372    1,136,357
    Bayer AG, Sponsored ADR..........................................    41,308      803,028
    Bayer AG.........................................................   986,195   76,505,227
    Bayerische Motoren Werke AG......................................   932,150   71,379,097
    BayWa AG.........................................................    59,707    1,746,676
#   Bechtle AG.......................................................    87,173    9,440,364
    Beiersdorf AG....................................................    58,189    6,884,305
#   Bertrandt AG.....................................................    25,455    1,271,392
    bet-at-home.com AG...............................................    11,955      636,510
    Bijou Brigitte AG................................................    12,164      618,882
    Bilfinger SE.....................................................   174,686    5,831,102
    Borussia Dortmund GmbH & Co. KGaA................................   511,276    4,835,492
    Brenntag AG......................................................   411,999   20,649,484
    CANCOM SE........................................................   101,804    5,444,667
    Carl Zeiss Meditec AG............................................    50,771    5,534,246
*   CECONOMY AG......................................................   768,684    3,868,180
    CENIT AG.........................................................    40,171      544,901
    CENTROTEC Sustainable AG.........................................    12,686      222,902
    Cewe Stiftung & Co. KGAA.........................................    48,896    4,702,737
    comdirect bank AG................................................    80,197    1,209,147
    Commerzbank AG................................................... 2,423,972   14,504,428
    CompuGroup Medical SE............................................   105,941    6,787,388
    Continental AG...................................................   256,337   34,333,979
#   Corestate Capital Holding SA.....................................    15,120      563,848
    Covestro AG......................................................   560,284   26,905,907
    CropEnergies AG..................................................   128,768    1,004,346
    CTS Eventim AG & Co. KGaA........................................   263,509   15,959,669
    Daimler AG....................................................... 2,440,186  142,318,333
    Data Modul AG Produktion Und Vertrieb Von Elektronischen Systemen     2,656      144,477
*   DEAG Deutsche Entertainment AG...................................     7,962       37,543
#*  Delivery Hero SE.................................................    19,739      926,207
#   Deutsche Bank AG................................................. 2,143,847   15,546,599
    Deutsche Bank AG................................................. 1,752,089   12,702,645
    Deutsche Beteiligungs AG.........................................    69,732    2,831,376
    Deutsche Boerse AG...............................................   232,112   35,944,776
#   Deutsche EuroShop AG.............................................   182,977    5,476,439
    Deutsche Lufthansa AG............................................ 1,422,154   24,636,238
    Deutsche Pfandbriefbank AG.......................................   768,867   10,507,578
    Deutsche Post AG................................................. 1,124,113   39,821,743
    Deutsche Telekom AG, Sponsored ADR...............................   512,237    9,010,249
    Deutsche Telekom AG.............................................. 6,594,331  116,030,939
    Deutsche Wohnen SE...............................................   365,284   13,772,068
    Deutz AG......................................................... 1,103,060    6,137,058
*   Dialog Semiconductor P.L.C.......................................   277,333   12,474,519

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
GERMANY -- (Continued)
    DIC Asset AG.....................................................   205,651 $ 2,868,576
    DMG Mori AG......................................................    23,446   1,110,790
#   Dr Hoenle AG.....................................................    20,233   1,050,550
    Draegerwerk AG & Co. KGaA........................................    12,164     509,533
#   Duerr AG.........................................................   310,576   9,163,098
    E.ON SE.......................................................... 5,371,567  54,169,385
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................    11,200   1,963,069
#   EDAG Engineering Group AG........................................    14,603     180,968
    Elmos Semiconductor AG...........................................    69,883   1,958,668
#*  ElringKlinger AG.................................................   161,679   1,195,215
    Evonik Industries AG.............................................   530,313  13,975,838
#*  Evotec SE........................................................   293,238   6,716,812
    Fielmann AG......................................................    92,470   7,131,444
    First Sensor AG..................................................    21,691     842,788
    Francotyp-Postalia Holding AG, Class A...........................    22,684      90,445
    Fraport AG Frankfurt Airport Services Worldwide..................   130,061  10,870,843
    Freenet AG.......................................................   900,337  19,994,456
    Fresenius Medical Care AG & Co. KGaA, ADR........................    43,688   1,575,826
    Fresenius Medical Care AG & Co. KGaA.............................   575,557  41,543,472
    Fresenius SE & Co. KGaA..........................................   681,683  35,894,194
#   Fuchs Petrolub SE................................................    65,007   2,618,363
    GEA Group AG.....................................................   281,672   8,602,782
    Gerresheimer AG..................................................   203,337  16,398,134
    Gesco AG.........................................................    29,514     622,940
#   GFT Technologies SE..............................................   129,427   1,138,520
    Grand City Properties SA.........................................   215,793   5,052,005
#   GRENKE AG........................................................    21,538   2,036,801
*   H&R GmbH & Co. KGaA..............................................    73,382     448,021
    Hamburger Hafen und Logistik AG..................................   191,733   4,967,221
    Hannover Rueck SE................................................    81,263  14,400,113
#   Hapag-Lloyd AG...................................................    59,181   4,299,206
    Hawesko Holding AG...............................................       190       7,083
    HeidelbergCement AG..............................................   274,943  20,383,731
#*  Heidelberger Druckmaschinen AG................................... 2,111,406   2,740,031
    Hella GmbH & Co KGaA.............................................   272,262  13,243,865
    Henkel AG & Co. KGaA.............................................    24,225   2,330,879
    Highlight Communications AG......................................    42,880     197,537
    Hochtief AG......................................................    70,173   8,767,617
    HolidayCheck Group AG............................................   126,164     344,445
    Hornbach Baumarkt AG.............................................    30,314     643,692
    Hornbach Holding AG & Co. KGaA...................................     1,206      72,876
    Hugo Boss AG.....................................................   281,634  11,874,393
    Indus Holding AG.................................................    84,980   3,238,665
#   Infineon Technologies AG......................................... 1,268,255  24,564,539
    Infineon Technologies AG, ADR....................................   340,602   6,597,461
    Isra Vision AG...................................................    49,830   2,356,899
#   IVU Traffic Technologies AG......................................    25,337     309,892
    Jenoptik AG......................................................    92,206   2,741,753
#   K+S AG........................................................... 1,125,491  15,981,956
    KION Group AG....................................................   424,095  28,218,320
#   Kloeckner & Co. SE...............................................   363,508   2,095,434
#   Koenig & Bauer AG................................................    87,648   2,896,475
    Krones AG........................................................    42,754   2,793,213
    KSB SE & Co. KGaA................................................       267      85,047
    KWS Saat SE & Co., KGaA..........................................    21,275   1,430,163
    Lanxess AG.......................................................   520,136  33,798,014
    LEG Immobilien AG................................................   214,219  24,606,016
#   Leifheit AG......................................................    29,884     711,581
#*  Leoni AG.........................................................   218,605   2,589,524

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
GERMANY -- (Continued)
*   LPKF Laser & Electronics AG......................................    27,049 $   419,481
#*  Manz AG..........................................................    14,371     307,422
    MasterFlex SE....................................................     1,291       7,696
    Mediclin AG......................................................    12,692      78,399
#*  Medigene AG......................................................    16,352     104,244
    Merck KGaA.......................................................    55,672   6,639,801
    METRO AG......................................................... 1,278,547  20,877,895
    MLP SE...........................................................   212,467   1,085,210
    MTU Aero Engines AG..............................................   220,081  58,856,485
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........   129,545  35,992,730
    Nemetschek SE....................................................   256,845  13,104,847
#   New Work SE......................................................    12,707   4,002,965
    Nexus AG.........................................................     9,611     340,254
#*  Nordex SE........................................................   324,061   4,230,868
    Norma Group SE...................................................   254,168   9,330,532
#   OHB SE...........................................................    34,731   1,376,855
#   OSRAM Licht AG...................................................   246,478  11,033,501
#   Paragon GmbH & Co. KGaA..........................................     9,291     120,576
    Patrizia AG......................................................   204,882   4,209,622
#   Pfeiffer Vacuum Technology AG....................................    47,316   7,410,463
    PNE AG...........................................................   376,663   1,671,288
    Progress-Werk Oberkirch AG.......................................     4,789     130,256
    ProSiebenSat.1 Media SE..........................................   465,417   6,872,680
    PSI Software AG..................................................    11,158     237,155
    Puma SE..........................................................   131,920   9,925,390
    Puma SE..........................................................    28,540   2,146,978
*   QIAGEN NV........................................................   147,931   4,449,626
    QSC AG...........................................................   689,741     952,204
#*  R Stahl AG.......................................................     4,599     136,611
    Rational AG......................................................     7,421   5,646,292
    Rheinmetall AG...................................................   330,609  39,873,625
    RHOEN-KLINIKUM AG................................................    98,878   2,036,616
    RIB Software SE..................................................   121,528   3,157,848
*   Rocket Internet SE...............................................   184,542   4,900,579
    RTL Group SA.....................................................   174,414   8,866,540
    RWE AG........................................................... 1,088,834  33,181,633
#   S&T AG...........................................................   153,317   3,269,652
    SAF-Holland SA...................................................   291,137   2,055,516
    Salzgitter AG....................................................   209,050   3,790,713
    SAP SE, Sponsored ADR............................................    52,887   7,011,758
    SAP SE...........................................................   161,165  21,354,595
#*  Schaltbau Holding AG.............................................    19,850     673,514
    Secunet Security Networks AG.....................................     4,287     555,610
#*  Senvion SA.......................................................     2,280         173
#*  SGL Carbon SE....................................................    77,815     361,669
    Siemens AG, Sponsored ADR........................................   209,586  12,099,400
    Siemens AG.......................................................   239,359  27,622,027
#   Siltronic AG.....................................................    92,377   8,797,926
#   Sixt Leasing SE..................................................    46,888     584,899
    Sixt SE..........................................................    89,285   8,731,297
*   SMA Solar Technology AG..........................................    37,435   1,170,492
#*  SMT Scharf AG....................................................     6,081      62,712
    Softing AG.......................................................    10,451      90,411
    Software AG......................................................   124,078   3,947,044
    Stabilus SA......................................................    53,047   2,978,147
    STRATEC SE.......................................................     2,081     157,212
#   Stroeer SE & Co. KGaA............................................   135,812  10,942,150
    Suedzucker AG....................................................   423,340   6,092,205
#*  SUESS MicroTec SE................................................    81,559     901,296

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
GERMANY -- (Continued)
    Surteco Group SE.................................................     34,391 $      754,552
    Symrise AG.......................................................    185,942     17,870,292
    Syzygy AG........................................................      4,986         43,223
    TAG Immobilien AG................................................    640,029     15,553,805
    Takkt AG.........................................................    159,482      1,896,827
*   Talanx AG........................................................    175,368      8,082,432
#   Technotrans SE...................................................     45,579        863,144
*   Tele Columbus AG.................................................     46,681        109,875
    Telefonica Deutschland Holding AG................................  1,686,677      5,356,581
#   Thyssenkrupp AG..................................................    675,653      9,635,206
    TLG Immobilien AG................................................    178,262      5,227,817
    Traffic Systems SE...............................................      9,711        238,494
    Uniper SE........................................................    588,060     18,327,803
#   United Internet AG...............................................    437,860     13,218,270
    VERBIO Vereinigte BioEnergie AG..................................    105,064      1,058,711
    Volkswagen AG....................................................    104,003     19,660,741
    Vonovia SE.......................................................    385,548     20,532,311
    Vossloh AG.......................................................     35,144      1,439,124
#   Wacker Chemie AG.................................................    105,551      8,269,011
    Wacker Neuson SE.................................................    170,725      2,914,802
    Washtec AG.......................................................     52,753      2,650,964
#   Wirecard AG......................................................    142,891     18,077,982
    Wuestenrot & Wuerttembergische AG................................     82,556      1,689,343
*   Zalando SE.......................................................     50,544      2,191,436
    Zeal Network SE..................................................     43,444        973,907
                                                                                 --------------
TOTAL GERMANY........................................................             2,166,713,201
                                                                                 --------------
HONG KONG -- (2.6%)
    Aeon Credit Service Asia Co., Ltd................................     28,000         22,664
    Aeon Stores Hong Kong Co., Ltd...................................     32,000         13,405
#   Agritrade Resources, Ltd......................................... 19,430,000      1,662,119
    AIA Group, Ltd...................................................  6,748,000     67,198,053
    Allied Group, Ltd................................................     76,000        388,672
    Allied Properties HK, Ltd........................................  4,698,393        922,223
    APAC Resources, Ltd..............................................    191,695         21,761
*   Applied Development Holdings, Ltd................................  9,075,000        230,084
*   Arts Optical International Hldgs, Ltd............................     70,000         12,924
    Asia Financial Holdings, Ltd.....................................    400,000        213,079
    Asia Standard International Group, Ltd...........................  2,109,561        343,990
#   Asiasec Properties, Ltd..........................................    299,000         60,898
    ASM Pacific Technology, Ltd......................................  1,505,200     21,016,852
    Associated International Hotels, Ltd.............................     79,000        201,713
*   Auto Italia Holdings.............................................  2,475,000         20,192
    Bank of East Asia, Ltd. (The)....................................  2,020,685      4,867,627
*   Best Food Holding Co., Ltd.......................................    392,000         55,303
    BOC Aviation, Ltd................................................  1,263,100     11,866,699
    BOC Hong Kong Holdings, Ltd......................................  4,538,500     15,592,578
    BOE Varitronix, Ltd..............................................  3,025,000        845,977
*   Bonjour Holdings, Ltd............................................  5,884,000         72,293
    Bright Smart Securities & Commodities Group, Ltd.................  4,552,000        752,695
*   Brightoil Petroleum Holdings, Ltd................................  7,912,171      1,514,591
*   Brockman Mining, Ltd.............................................  2,238,520         35,062
    Build King Holdings, Ltd.........................................    860,000         98,689
*   Burwill Holdings, Ltd............................................  9,641,600         87,361
    Cafe de Coral Holdings, Ltd......................................  2,414,000      6,586,832
#   Camsing International Holding, Ltd...............................    564,000         83,492
#   Cathay Pacific Airways, Ltd......................................  3,510,000      4,484,202
*   CCT Fortis Holdings, Ltd.........................................    216,000         13,779
#*  Central Wealth Group Holdings, Ltd............................... 40,945,301        359,878

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
HONG KONG -- (Continued)
    Century City International Holdings, Ltd.........................  3,792,000 $   275,380
    CGN Mining Co., Ltd..............................................  2,380,000      89,415
    Chen Hsong Holdings..............................................    360,000     123,075
    Cheuk Nang Holdings, Ltd.........................................    111,811      54,403
    Chevalier International Holdings, Ltd............................    130,276     184,552
*   China Best Group Holding, Ltd....................................  3,490,000      87,951
*   China Display Optoelectronics Technology Holdings, Ltd...........  2,472,000     175,898
*   China Energy Development Holdings, Ltd........................... 33,734,000     815,829
*   China Healthwise Holdings, Ltd...................................  2,824,000      12,942
#*  China Ludao Technology Co., Ltd..................................    404,000      47,941
    China Motor Bus Co., Ltd.........................................      6,800      88,475
#   China New Higher Education Group, Ltd............................  1,289,000     522,966
#*  China Smarter Energy Group Holdings, Ltd.........................  1,462,000      56,023
*   China Solar Energy Holdings, Ltd.................................  1,033,500       4,451
#   China Star Entertainment, Ltd....................................  8,466,000     905,101
#*  China Strategic Holdings, Ltd.................................... 68,970,000     316,405
*   China Tonghai International Financial, Ltd.......................    210,000      12,033
    Chinese Estates Holdings, Ltd....................................  1,250,000     908,245
*   Chinlink International Holdings, Ltd.............................    634,800      71,952
    Chong Hing Bank, Ltd.............................................     45,000      77,421
    Chow Sang Sang Holdings International, Ltd.......................  1,360,000   1,587,042
    Chow Tai Fook Jewellery Group, Ltd...............................  3,484,800   3,133,227
    Chuang's China Investments, Ltd..................................  6,944,219     420,191
    Chuang's Consortium International, Ltd...........................  4,463,553     870,353
    CITIC Telecom International Holdings, Ltd........................ 11,582,000   4,396,305
    CK Asset Holdings, Ltd...........................................  2,338,908  16,273,440
    CK Hutchison Holdings, Ltd.......................................  2,558,408  23,621,977
    CK Infrastructure Holdings, Ltd..................................    823,545   5,926,830
#   CK Life Sciences Intl Holdings, Inc.............................. 11,806,000     533,732
    CLP Holdings, Ltd................................................    737,500   7,659,245
    CNQC International Holdings, Ltd.................................  3,290,000     495,522
    CNT Group, Ltd...................................................    814,000      40,454
#*  Common Splendor International Health Industry Group, Ltd.........  2,282,000     162,944
    Convenience Retail Asia, Ltd.....................................    122,000      58,670
#*  Convoy Global Holdings, Ltd...................................... 25,290,000     101,019
#*  Cosmopolitan International Holdings, Ltd.........................  1,190,000     164,044
#   Cowell e Holdings, Inc...........................................  8,502,000   1,328,579
    Crocodile Garments...............................................  2,682,000     185,052
    Cross-Harbour Holdings, Ltd. (The)...............................    307,964     459,113
    CSI Properties, Ltd.............................................. 25,994,200     927,471
*   CST Group, Ltd................................................... 83,595,800     266,205
#*  CW Group Holdings, Ltd...........................................  1,730,500       9,562
    Dah Sing Banking Group, Ltd......................................  1,566,902   2,025,683
    Dah Sing Financial Holdings, Ltd.................................    903,644   3,362,524
    Dickson Concepts International, Ltd..............................    361,000     175,876
#   Dynamic Holdings, Ltd............................................     30,000      42,754
    Eagle Nice International Holdings, Ltd...........................  1,394,000     550,770
    EcoGreen International Group, Ltd................................    386,240      69,920
*   eForce Holdings, Ltd.............................................  4,144,000      69,822
    Emperor Capital Group, Ltd....................................... 17,808,000     503,356
    Emperor Entertainment Hotel, Ltd.................................  2,825,000     576,110
    Emperor International Holdings, Ltd..............................  6,568,416   1,464,323
    Emperor Watch & Jewellery, Ltd................................... 18,900,000     409,194
#*  ENM Holdings, Ltd................................................  2,608,000     259,085
#*  Esprit Holdings, Ltd............................................. 12,606,613   2,410,132
*   Eternity Investment, Ltd.........................................    520,000      10,381
    Fairwood Holdings, Ltd...........................................    267,000     703,093
    Far East Consortium International, Ltd...........................  7,390,504   3,126,225
*   Far East Holdings International, Ltd.............................  1,383,000      34,135

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
HONG KONG -- (Continued)
#*  FIH Mobile, Ltd..................................................  30,401,000 $ 4,329,260
    First Pacific Co., Ltd...........................................   9,973,756   3,815,589
*   First Shanghai Investments, Ltd..................................  12,440,000     593,260
    Fountain SET Holdings, Ltd.......................................   8,828,000   1,418,845
    Four Seas Mercantile Holdings, Ltd...............................      36,000      14,085
*   Freeman Fintech Corp, Ltd........................................   6,722,000     129,251
*   Future World Financial Holdings, Ltd.............................     187,783       1,172
#   Galaxy Entertainment Group, Ltd..................................   2,851,000  19,630,946
#   Genting Hong Kong, Ltd...........................................     746,000      81,693
    Get Nice Financial Group, Ltd....................................     798,824      79,351
#   Get Nice Holdings, Ltd...........................................  85,991,000   2,575,906
    Giordano International, Ltd......................................  10,740,000   3,409,317
#   Global Brands Group Holding, Ltd.................................   3,451,524     237,588
#   Glorious Sun Enterprises, Ltd....................................   1,763,000     186,582
*   Glory Sun Land Group, Ltd........................................   1,268,500     137,600
    Gold Peak Industries Holdings, Ltd...............................     605,000      60,214
    Golden Resources Development International, Ltd..................     924,000      69,432
#*  Gold-Finance Holdings, Ltd.......................................   2,104,000      14,499
*   Good Resources Holdings, Ltd.....................................   5,300,000      84,205
*   Goodbaby International Holdings, Ltd.............................   2,818,000     410,222
*   GR Properties, Ltd...............................................     914,000     152,891
    Great Eagle Holdings, Ltd........................................     465,213   1,571,976
#*  Great Harvest Maeta Group Holdings, Ltd..........................   1,105,000     210,031
*   Greater Bay Area Investments Group Holdings, Ltd.................  15,680,000      20,010
*   Greentech Technology International, Ltd..........................   1,300,000       9,112
*   G-Resources Group, Ltd........................................... 415,369,200   2,593,477
    Guangnan Holdings, Ltd...........................................   1,986,000     207,899
    Guoco Group, Ltd.................................................      26,000     430,560
#   Guotai Junan International Holdings, Ltd.........................  16,993,000   2,853,242
#   Haitong International Securities Group, Ltd......................  17,217,139   4,992,093
    Hang Lung Group, Ltd.............................................   2,656,000   6,652,307
    Hang Lung Properties, Ltd........................................   3,654,000   8,032,228
    Hang Seng Bank, Ltd..............................................   1,011,900  21,113,383
    Hanison Construction Holdings, Ltd...............................     909,496     129,972
*   Hao Tian Development Group, Ltd..................................  11,814,900     314,929
    Harbour Centre Development, Ltd..................................     158,000     255,545
    Henderson Land Development Co., Ltd..............................   2,268,284  11,329,124
    HK Electric Investments & HK Electric Investments, Ltd...........   2,691,000   2,686,086
    HKBN, Ltd........................................................   2,799,500   4,996,254
*   HKBridge Financial Holdings, Ltd.................................      32,000       1,612
#   HKR International, Ltd...........................................   4,078,038   1,694,537
#   HKT Trust & HKT, Ltd.............................................  14,980,000  23,303,777
    Hon Kwok Land Investment Co., Ltd................................     234,000      97,887
    Hong Kong & China Gas Co., Ltd...................................   4,687,793   9,098,539
    Hong Kong Exchanges & Clearing, Ltd..............................   1,052,102  32,777,218
#   Hong Kong Ferry Holdings Co., Ltd................................     123,000     111,881
#*  Hong Kong Finance Investment Holding Group, Ltd..................   2,960,000     317,180
    Hong Kong Shanghai Alliance Holdings, Ltd........................     196,000      12,435
#*  Hong Kong Television Network, Ltd................................   1,567,000     588,535
    Hongkong & Shanghai Hotels, Ltd. (The)...........................   1,563,924   1,761,031
    Hongkong Chinese, Ltd............................................   3,741,143     429,137
#   Honma Golf, Ltd..................................................     558,000     501,606
    Hop Hing Group Holdings, Ltd.....................................   4,256,000      57,537
#*  Hsin Chong Group Holdings, Ltd...................................   7,804,000     348,573
*   Huan Yue Interactive Holdings, Ltd...............................     279,000      18,159
*   Huarong Investment Stock Corp., Ltd..............................     495,000      20,359
    Hung Hing Printing Group, Ltd....................................   1,234,524     158,882
    Hutchison Telecommunications Hong Kong Holdings, Ltd.............   8,798,000   1,591,502
    Hysan Development Co., Ltd.......................................     962,215   3,792,325

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
HONG KONG -- (Continued)
#*  I-CABLE Communications, Ltd......................................  5,201,153 $    46,384
#   IGG, Inc.........................................................  4,599,000   3,005,385
*   Imagi International Holdings, Ltd................................  1,074,799     175,503
    International Housewares Retail Co., Ltd.........................  1,170,000     272,912
*   IPE Group, Ltd...................................................  2,010,000     198,500
*   IRC, Ltd......................................................... 10,510,000     156,138
    IT, Ltd..........................................................  3,289,087     879,885
#   ITC Properties Group, Ltd........................................  1,693,594     317,285
    Johnson Electric Holdings, Ltd...................................  2,302,127   4,203,897
    Kader Holdings Co., Ltd..........................................  1,016,000     113,738
    Kam Hing International Holdings, Ltd.............................     74,000       4,801
    Karrie International Holdings, Ltd...............................  1,668,000     235,753
    Kerry Logistics Network, Ltd.....................................  2,619,291   4,179,192
    Kerry Properties, Ltd............................................  2,479,583   8,018,132
    Kingmaker Footwear Holdings, Ltd.................................  1,350,000     183,992
    Kingston Financial Group, Ltd....................................  8,261,000   1,251,805
    Kowloon Development Co., Ltd.....................................  1,645,000   2,072,483
*   Kwan On Holdings, Ltd............................................    700,000      39,311
    Lai Sun Development Co., Ltd.....................................  1,212,987   1,452,005
    Lam Soon Hong Kong, Ltd..........................................     12,000      21,436
*   Landing International Development, Ltd...........................  4,962,000     562,334
    Landsea Green Group Co., Ltd.....................................    584,000      63,294
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................    118,500      33,548
*   Lerado Financial Group Co., Ltd..................................    740,000       2,248
#*  Lerthai Group, Ltd...............................................     38,000      16,716
#*  Leyou Technologies Holdings, Ltd.................................    345,000     114,167
    Li & Fung, Ltd................................................... 35,009,250   3,828,636
    Lifestyle International Holdings, Ltd............................  2,327,500   2,449,968
    Lippo China Resources, Ltd....................................... 12,586,000     282,368
    Lippo, Ltd.......................................................    236,000      78,577
    Liu Chong Hing Investment, Ltd...................................    858,000   1,176,535
    L'Occitane International SA......................................  2,236,500   5,035,010
#   Luk Fook Holdings International, Ltd.............................  1,798,000   4,775,689
    Luks Group Vietnam Holdings Co., Ltd.............................    130,000      28,458
    Lung Kee Bermuda Holdings........................................    432,000     143,179
#*  Macau Legend Development, Ltd....................................  7,163,000     785,269
    Magnificent Hotel Investment, Ltd................................  4,616,000     100,106
#   Man Wah Holdings, Ltd............................................ 12,421,600   8,460,305
#   Mason Group Holdings, Ltd........................................ 39,723,200     399,997
    Master Glory Group, Ltd..........................................    807,080      26,779
*   Maxnerva Technology Services, Ltd................................    196,000      12,515
    Melco International Development, Ltd.............................  4,695,000  12,443,373
    Melco Resorts & Entertainment, Ltd., ADR.........................     47,606   1,025,433
#   MGM China Holdings, Ltd..........................................  1,893,200   2,997,849
*   Midland Holdings, Ltd............................................  1,512,364     234,854
    Ming Fai International Holdings, Ltd.............................    719,000      76,096
    Miramar Hotel & Investment.......................................    435,000     852,381
    Modern Dental Group, Ltd.........................................    566,000     124,753
    Mongolian Mining Corp............................................  1,896,475     176,144
    MTR Corp., Ltd...................................................    806,632   4,625,051
    NagaCorp., Ltd................................................... 11,416,000  20,743,844
    Nameson Holdings, Ltd............................................  4,556,000     353,496
    National Electronics Hldgs.......................................     61,600       9,243
*   National United Resources Holdings, Ltd..........................  3,320,000      11,270
*   Neo-Neon Holdings, Ltd...........................................  5,893,000     405,686
    New World Development Co., Ltd................................... 17,481,139  25,005,639
#*  NewOcean Energy Holdings, Ltd....................................  4,616,000     747,572
#   NOVA Group Holdings, Ltd.........................................  1,480,000     356,708

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
HONG KONG -- (Continued)
#   NWS Holdings, Ltd................................................  2,688,221 $ 4,000,824
    OP Financial, Ltd................................................  1,436,000     291,170
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd............    865,000      33,565
    Oriental Watch Holdings..........................................  2,126,240     487,969
#   Oshidori International Holdings, Ltd............................. 17,682,000   2,138,407
    Pacific Andes International Holdings, Ltd........................ 11,918,411      41,675
#   Pacific Basin Shipping, Ltd...................................... 22,136,000   5,125,308
    Pacific Textiles Holdings, Ltd...................................  5,606,000   4,077,762
    Paliburg Holdings, Ltd...........................................    928,790     307,756
#   Paradise Entertainment, Ltd......................................  1,944,000     217,989
    PC Partner Group, Ltd............................................  1,306,000     413,326
    PCCW, Ltd........................................................ 24,582,265  14,599,769
#   Peace Mark Holdings, Ltd.........................................    232,000           0
*   Pegasus International Holdings, Ltd..............................     82,000       7,372
    Perfect Shape Medical, Ltd.......................................  1,380,000     499,311
#   Pico Far East Holdings, Ltd......................................  3,302,000   1,126,222
    Playmates Holdings, Ltd..........................................  3,856,000     511,004
*   Playmates Toys, Ltd..............................................  4,012,000     249,320
    Plover Bay Technologies, Ltd.....................................    904,000     127,564
    Polytec Asset Holdings, Ltd...................................... 22,037,700   2,725,189
    Power Assets Holdings, Ltd.......................................    957,500   6,832,848
    Prada SpA........................................................    938,600   3,226,782
*   PT International Development Co., Ltd............................  4,246,550     227,527
    Public Financial Holdings, Ltd...................................  1,002,000     388,448
*   PuraPharm Corp., Ltd.............................................     40,500       6,776
*   PYI Corp., Ltd................................................... 35,434,552     361,597
    Rare Earth Magnesium Technology Group Holdings, Ltd..............  1,420,000      57,887
*   Realord Group Holdings, Ltd......................................    636,000     396,074
#   Regal Hotels International Holdings, Ltd.........................  1,547,400     876,493
*   Regent Pacific Group, Ltd........................................  7,980,000     137,877
    Regina Miracle International Holdings, Ltd.......................    946,000     620,688
#   Sa Sa International Holdings, Ltd................................  8,566,182   2,050,590
*   Samson Holding, Ltd..............................................    196,000      10,740
    Samsonite International SA.......................................  6,549,600  13,336,044
    Sands China, Ltd.................................................  1,830,400   9,015,852
    SAS Dragon Holdings, Ltd.........................................  1,306,000     411,226
#   SEA Holdings, Ltd................................................    663,918     679,946
#   Shangri-La Asia, Ltd.............................................  2,652,166   2,722,216
    Shenwan Hongyuan HK, Ltd.........................................  2,725,000     402,051
    Shun Ho Property Investments, Ltd................................     70,224      21,579
    Shun Tak Holdings, Ltd........................................... 21,290,250   8,728,816
*   Silver Base Group Holdings, Ltd..................................  1,573,500      34,650
*   Sincere Watch Hong Kong, Ltd.....................................  5,990,000     112,353
    Sing Tao News Corp., Ltd.........................................    892,000     139,076
    Singamas Container Holdings, Ltd.................................  8,036,000     902,133
    Sino Land Co., Ltd...............................................  6,310,598   9,433,504
    SITC International Holdings Co., Ltd.............................  6,750,000   7,432,412
    Sitoy Group Holdings, Ltd........................................  1,298,000     209,703
    SJM Holdings, Ltd................................................  7,505,699   8,017,896
    SmarTone Telecommunications Holdings, Ltd........................  3,135,930   2,721,725
*   SOCAM Development, Ltd...........................................    342,309     107,992
*   Solomon Systech International, Ltd...............................  5,494,000     112,088
    Soundwill Holdings, Ltd..........................................    466,500     573,708
*   South China Holdings Co., Ltd....................................  2,720,000      59,807
    Stella International Holdings, Ltd...............................  1,573,000   2,635,184
*   Success Universe Group, Ltd......................................  3,996,000     122,471
#*  Summit Ascent Holdings, Ltd......................................  2,860,000     444,303
    Sun Hing Vision Group Holdings, Ltd..............................    122,000      35,796
    Sun Hung Kai & Co., Ltd..........................................  4,013,787   1,734,957

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
HONG KONG -- (Continued)
    Sun Hung Kai Properties, Ltd.....................................  1,091,511 $ 16,540,001
#   SUNeVision Holdings, Ltd.........................................    916,000      678,558
    Swire Pacific, Ltd., Class A.....................................  1,068,500   10,185,242
    Swire Pacific, Ltd., Class B.....................................  1,857,500    2,743,025
    Swire Properties, Ltd............................................    828,850    2,606,774
    TAI Cheung Holdings, Ltd.........................................    771,000      619,236
    Tai Sang Land Development, Ltd...................................    145,523       85,010
#   Tai United Holdings, Ltd.........................................  2,694,300       67,354
*   Talent Property Group, Ltd....................................... 17,310,000       71,834
#   Tan Chong International, Ltd.....................................    372,000      100,139
    Tao Heung Holdings, Ltd..........................................    795,000      129,692
    Techtronic Industries Co., Ltd...................................  3,200,500   25,011,932
#   Television Broadcasts, Ltd.......................................  1,056,400    1,742,507
*   Termbray Industries International Holdings, Ltd..................    112,000        5,577
    Texwinca Holdings, Ltd...........................................  3,690,000      837,222
*   Theme International Holdings, Ltd................................  2,895,000       43,594
#   TK Group Holdings, Ltd...........................................    820,000      385,975
#*  TOM Group, Ltd...................................................    320,000       50,796
#   Town Health International Medical Group, Ltd.....................    444,000       38,983
    Tradelink Electronic Commerce, Ltd...............................  2,312,000      339,198
    Transport International Holdings, Ltd............................  1,035,002    2,732,497
#*  Trinity, Ltd.....................................................  4,822,000      147,385
    Tsui Wah Holdings, Ltd...........................................  2,518,000      152,386
    Union Medical Healthcare, Ltd....................................    796,000      588,319
#   United Laboratories International Holdings, Ltd. (The)...........  3,789,500    2,175,655
*   Up Energy Development Group, Ltd.................................  2,252,000        6,955
*   Value Convergence Holdings, Ltd..................................  1,708,000      102,318
    Value Partners Group, Ltd........................................  6,631,000    3,490,701
    Vanke Property Overseas, Ltd.....................................    123,000       68,191
    Vantage International Holdings, Ltd..............................  2,346,000      183,972
    Vedan International Holdings, Ltd................................  1,404,000      139,933
    Victory City International Holdings, Ltd.........................  3,123,122      143,172
    Vitasoy International Holdings, Ltd..............................  2,446,000    9,946,187
#   VPower Group International Holdings, Ltd.........................    558,000      171,551
    VSTECS Holdings, Ltd.............................................  5,079,200    2,588,407
    VTech Holdings, Ltd..............................................    711,000    6,233,917
    Wai Kee Holdings, Ltd............................................    318,000      193,686
    Wang On Group, Ltd............................................... 50,720,000      542,920
#*  We Solutions, Ltd................................................  2,008,000      121,471
    WH Group, Ltd.................................................... 26,154,000   27,606,658
    Wharf Holdings, Ltd. (The).......................................  2,864,750    6,500,844
    Wharf Real Estate Investment Co., Ltd............................    910,750    5,356,779
    Wheelock & Co., Ltd..............................................  1,434,000    8,868,717
    Win Hanverky Holdings, Ltd.......................................  3,222,000      225,959
    Winfull Group Holdings, Ltd......................................  6,816,000       66,897
    Wing On Co. International, Ltd...................................    123,137      356,332
    Wing Tai Properties, Ltd.........................................    462,000      288,501
    Wonderful Sky Financial Group Holdings, Ltd......................    944,000       87,832
    Wong's Kong King International...................................    218,000       18,908
    Wynn Macau, Ltd..................................................  2,271,200    4,928,687
    Xinyi Glass Holdings, Ltd........................................ 13,634,000   15,329,238
    Yau Lee Holdings, Ltd............................................    134,000       22,202
    YGM Trading, Ltd.................................................     90,000       63,386
    YT Realty Group, Ltd.............................................    453,141      128,966
    YTO Express Holdings, Ltd........................................    174,000       36,580
    Yue Yuen Industrial Holdings, Ltd................................  4,345,000   12,245,027
    Zhaobangji Properties Holdings, Ltd..............................     80,000       17,152
                                                                                 ------------
TOTAL HONG KONG......................................................             833,281,234
                                                                                 ------------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
IRELAND -- (0.6%)
    AIB Group P.L.C..................................................   926,982 $  2,972,848
    Bank of Ireland Group P.L.C...................................... 2,565,324   12,364,953
    C&C Group P.L.C..................................................   948,059    4,667,612
    Cairn Homes P.L.C................................................   125,546      162,471
    CRH P.L.C........................................................   495,976   18,058,367
    CRH P.L.C., Sponsored ADR........................................   859,338   31,365,837
    CRH P.L.C........................................................    71,685    2,613,150
*   Datalex P.L.C....................................................    13,290       10,183
    FBD Holdings P.L.C...............................................    18,709      185,635
    FBD Holdings P.L.C...............................................    45,622      451,087
#   Flutter Entertainment P.L.C......................................   131,347   13,574,405
#   Flutter Entertainment P.L.C......................................    51,120    5,272,275
    Glanbia P.L.C....................................................   904,356   10,086,038
    Glanbia P.L.C....................................................    74,909      837,028
    Irish Continental Group P.L.C....................................   459,877    2,199,212
    Kenmare Resources P.L.C..........................................       165          502
    Kerry Group P.L.C., Class A......................................    86,672   10,475,580
    Kerry Group P.L.C., Class A......................................    76,886    9,309,736
    Kingspan Group P.L.C.............................................   619,289   32,081,919
    Kingspan Group P.L.C.............................................    19,320      997,147
*   Permanent TSB Group Holdings P.L.C...............................     5,510        7,275
    Smurfit Kappa Group P.L.C........................................   859,903   28,718,622
                                                                                ------------
TOTAL IRELAND........................................................            186,411,882
                                                                                ------------
ISRAEL -- (0.7%)
*   ADO Group, Ltd...................................................    52,872    1,492,082
    Afcon Holdings, Ltd..............................................       717       37,277
*   AFI Properties, Ltd..............................................    47,934    1,709,665
*   Airport City, Ltd................................................   232,959    4,398,952
*   Albaad Massuot Yitzhak, Ltd......................................       660        4,520
*   Allot, Ltd.......................................................    52,301      406,126
    Alony Hetz Properties & Investments, Ltd.........................    97,323    1,405,000
    Alrov Properties and Lodgings, Ltd...............................    26,267    1,140,300
    Amot Investments, Ltd............................................   367,650    2,587,989
    Arad, Ltd........................................................     1,421       21,372
*   Arko Holdings, Ltd...............................................   905,544      377,167
#   Ashtrom Group, Ltd...............................................    17,546      197,410
#   Ashtrom Properties, Ltd..........................................   114,278      759,518
    AudioCodes, Ltd..................................................    40,774      860,326
#   AudioCodes, Ltd..................................................     2,000       42,280
*   Avgol Industries 1953, Ltd.......................................   277,423      251,771
#*  Azorim-Investment Development & Construction Co., Ltd............   172,219      319,394
    Azrieli Group, Ltd...............................................    51,971    4,005,831
    Bank Hapoalim BM................................................. 2,094,481   16,763,509
    Bank Leumi Le-Israel BM.......................................... 4,479,386   32,628,946
    Bayside Land Corp................................................     2,577    1,729,410
    Bet Shemesh Engines Holdings 1997, Ltd...........................       673       27,566
    Bezeq The Israeli Telecommunication Corp., Ltd................... 1,878,121    1,239,212
    Big Shopping Centers, Ltd........................................    16,529    1,495,524
    Blue Square Real Estate, Ltd.....................................    16,155      823,778
*   Brack Capital Properties NV......................................     5,845      665,984
    Brainsway, Ltd...................................................     1,809        7,789
    Camtek, Ltd......................................................    18,101      194,913
    Carasso Motors, Ltd..............................................    39,137      181,603
*   Cellcom Israel, Ltd..............................................   330,246      843,439
#*  Cellcom Israel, Ltd..............................................    45,166      116,528
#*  Ceragon Networks, Ltd............................................    99,230      295,705
*   Clal Biotechnology Industries, Ltd...............................   107,037       49,278
*   Clal Insurance Enterprises Holdings, Ltd.........................   156,992    2,421,682

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ISRAEL -- (Continued)
*   Compugen, Ltd....................................................    26,688 $   129,810
    Danel Adir Yeoshua, Ltd..........................................    12,680     926,728
    Delek Automotive Systems, Ltd....................................   182,984     711,381
#   Delek Group, Ltd.................................................    15,091   1,885,724
#   Delta-Galil Industries, Ltd......................................    53,707   1,361,256
    Dor Alon Energy in Israel 1988, Ltd..............................       778      15,855
*   El Al Israel Airlines............................................ 3,239,517   1,249,379
    Elbit Systems, Ltd...............................................    34,092   5,589,615
#   Elbit Systems, Ltd...............................................     2,033     333,229
    Electra Consumer Products 1970, Ltd..............................    60,059   1,013,379
    Electra, Ltd.....................................................     8,110   2,870,689
#*  Energix-Renewable Energies, Ltd..................................   317,806     824,216
#*  Enlight Renewable Energy, Ltd....................................   375,661     445,210
*   Equital, Ltd.....................................................   110,607   3,205,930
*   Evogene, Ltd.....................................................    33,343      51,713
*   First International Bank Of Israel, Ltd..........................   299,374   8,218,852
    FMS Enterprises Migun, Ltd.......................................    12,055     446,395
#   Formula Systems 1985, Ltd........................................    52,912   3,525,237
#   Fox Wizel, Ltd...................................................    54,782   2,119,877
    Gilat Satellite Networks, Ltd....................................    66,380     538,520
#   Hadera Paper, Ltd................................................    15,841     761,829
#*  Hamlet Israel-Canada, Ltd........................................    19,671     383,673
    Harel Insurance Investments & Financial Services, Ltd............   852,234   6,815,640
    Hilan, Ltd.......................................................    67,051   2,965,283
#   IDI Insurance Co., Ltd...........................................    23,794     850,273
    IES Holdings, Ltd................................................       505      36,696
#*  Industrial Buildings Corp., Ltd..................................   536,893   1,191,457
    Inrom Construction Industries, Ltd...............................   225,338     847,394
#*  Intercure, Ltd...................................................    26,278      35,254
    Israel Canada T.R, Ltd...........................................    92,009     172,169
    Israel Chemicals, Ltd............................................ 1,144,205   5,086,058
    Israel Discount Bank, Ltd., Class A.............................. 2,198,051  10,044,707
    Israel Land Development - Urban Renewal, Ltd.....................     9,758     101,568
    Isras Investment Co., Ltd........................................       243      53,301
    Issta Lines, Ltd.................................................     2,307      45,333
#*  Kamada, Ltd......................................................    38,092     199,227
    Kenon Holdings, Ltd..............................................    38,478     842,626
    Kerur Holdings, Ltd..............................................    19,295     531,102
    Klil Industries, Ltd.............................................     5,014     420,941
#   Magic Software Enterprises, Ltd..................................    19,579     185,378
    Matrix IT, Ltd...................................................   166,257   3,055,709
#   Maytronics, Ltd..................................................   163,546   1,434,759
    Mediterranean Towers, Ltd........................................    23,651      67,666
#   Mega Or Holdings, Ltd............................................    38,826     922,917
*   Mehadrin, Ltd....................................................     2,358      91,169
    Meitav Dash Investments, Ltd.....................................    42,991     174,566
    Melisron, Ltd....................................................    45,292   2,746,233
    Menora Mivtachim Holdings, Ltd...................................   149,035   2,390,336
#   Migdal Insurance & Financial Holding, Ltd........................ 1,831,218   1,900,785
    Minrav Holdings, Ltd.............................................       262      38,374
    Mivtach Shamir Holdings, Ltd.....................................    17,729     346,758
    Mizrahi Tefahot Bank, Ltd........................................   465,198  11,541,839
    Naphtha Israel Petroleum Corp., Ltd..............................   242,108   1,356,747
*   Nawi Brothers, Ltd...............................................    34,119     217,001
#   Neto ME Holdings, Ltd............................................     5,431     462,913
#*  Nice, Ltd., Sponsored ADR........................................    69,691  10,996,543
*   Nova Measuring Instruments, Ltd..................................    89,747   3,012,911
#   NR Spuntech Industries, Ltd......................................    38,257      66,288
    Oil Refineries, Ltd.............................................. 9,288,136   4,768,754

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
ISRAEL -- (Continued)
    One Software Technologies, Ltd...................................        228 $     16,040
#   OPC Energy, Ltd..................................................     13,642      110,142
    Palram Industries 1990, Ltd......................................      2,476       11,316
*   Partner Communications Co., Ltd..................................    608,421    2,742,560
*   Partner Communications Co., Ltd., ADR............................     11,519       51,720
    Paz Oil Co., Ltd.................................................     28,397    4,354,319
    Phoenix Holdings, Ltd. (The).....................................    438,617    2,675,482
    Plasson Industries, Ltd..........................................     15,117      705,048
#   Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............     30,453    1,702,306
*   Redhill Biopharma, Ltd...........................................     17,535       11,822
*   Redhill Biopharma, Ltd., Sponsored ADR...........................      1,200        8,088
#   Scope Metals Group, Ltd..........................................     45,312    1,101,203
#   Shapir Engineering and Industry, Ltd.............................    327,381    1,622,850
    Shikun & Binui, Ltd..............................................  1,305,723    5,181,571
#   Shufersal, Ltd...................................................    465,632    3,148,623
    Strauss Group, Ltd...............................................    110,282    3,339,410
    Summit Real Estate Holdings, Ltd.................................     66,467      849,636
*   Suny Cellular Communication, Ltd.................................    515,689      257,608
    Tadiran Holdings, Ltd............................................     13,411      469,884
#*  Teva Pharmaceutical Industries, Ltd., Sponsored ADR..............    273,278    2,227,216
*   Tower Semiconductor, Ltd.........................................    329,393    7,223,589
*   Tower Semiconductor, Ltd.........................................     22,626      500,076
*   Union Bank of Israel.............................................     95,255      462,434
    YH Dimri Construction & Development, Ltd.........................        272        7,405
                                                                                 ------------
TOTAL ISRAEL.........................................................             230,907,366
                                                                                 ------------
ITALY -- (2.8%)
#*  A.S. Roma SpA....................................................    409,462      229,492
    A2A SpA..........................................................  8,513,200   17,090,053
    ACEA SpA.........................................................    288,465    5,741,002
#*  Aeffe SpA........................................................    131,764      225,110
#   Amplifon SpA.....................................................    564,224   14,189,286
    Anima Holding SpA................................................  1,317,729    5,720,351
*   Arnoldo Mondadori Editore SpA....................................    970,715    2,166,666
    Ascopiave SpA....................................................    325,085    1,351,987
    Assicurazioni Generali SpA.......................................  1,039,544   21,079,336
    Atlantia SpA.....................................................    484,443   11,968,610
    Autogrill SpA....................................................    566,521    5,601,064
    Avio SpA.........................................................      2,970       40,565
    Azimut Holding SpA...............................................    587,155   12,074,034
    B&C Speakers SpA.................................................      9,516      132,723
*   Banca Carige SpA................................................. 17,423,174       11,659
    Banca Farmafactoring SpA.........................................      5,963       36,136
#   Banca Finnat Euramerica SpA......................................    271,040       81,608
    Banca Generali SpA...............................................    227,386    7,423,346
    Banca IFIS SpA...................................................    163,926    2,781,057
    Banca Mediolanum SpA.............................................    377,006    3,232,756
#*  Banca Monte dei Paschi di Siena SpA..............................     20,323       32,752
    Banca Popolare di Sondrio SCPA...................................  1,810,173    3,620,176
    Banca Profilo SpA................................................    963,146      170,863
    Banca Sistema SpA................................................    254,658      457,867
#*  Banco BPM SpA.................................................... 10,263,979   23,364,524
    Banco di Desio e della Brianza SpA...............................     79,813      180,819
    BasicNet SpA.....................................................     96,184      516,736
    BE...............................................................    508,829      615,351
    Biesse SpA.......................................................     74,766      936,445
#   BPER Banca.......................................................  3,242,012   14,504,072
#   Brunello Cucinelli SpA...........................................    124,188    3,892,516
#   Buzzi Unicem SpA.................................................    352,567    8,506,954

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
ITALY -- (Continued)
    Cairo Communication SpA..........................................    464,258 $ 1,194,194
#   Carraro SpA......................................................    224,242     466,536
#   Cembre SpA.......................................................      3,298      78,526
    Cementir Holding NV..............................................    227,374   1,529,402
    Cerved Group SpA.................................................    648,321   6,309,773
    CIR-Compagnie Industriali Riunite SpA............................  1,688,588   1,739,551
#   CNH Industrial NV................................................  1,464,786  15,948,078
    Credito Emiliano SpA.............................................    337,064   1,949,469
*   Credito Valtellinese SpA......................................... 29,114,345   1,983,180
#*  d'Amico International Shipping SA................................  2,153,969     316,246
    Danieli & C Officine Meccaniche SpA..............................     67,630   1,168,595
    Datalogic SpA....................................................     55,741     862,937
    Davide Campari-Milano SpA........................................    452,836   4,153,548
    De' Longhi SpA...................................................    158,365   2,917,051
#   DeA Capital SpA..................................................    656,628   1,001,327
    DiaSorin SpA.....................................................     80,604   9,088,176
    doValue SpA......................................................     12,579     148,776
    El.En. SpA.......................................................     16,577     470,250
#*  Elica SpA........................................................     93,876     251,306
    Emak SpA.........................................................    201,292     190,558
    Enav SpA.........................................................    239,416   1,394,242
    Enel SpA.........................................................  7,738,623  59,977,097
    Eni SpA..........................................................  4,051,470  61,464,788
#   Eni SpA, Sponsored ADR...........................................    214,005   6,482,211
    ERG SpA..........................................................    312,740   6,619,671
    Esprinet SpA.....................................................    144,644     600,884
#*  Eurotech SpA.....................................................    105,294   1,032,273
*   Expert System SpA................................................     74,141     243,892
#*  Exprivia SpA.....................................................     87,516      79,187
    Falck Renewables SpA.............................................    830,810   3,703,076
    Ferrari NV.......................................................    159,399  25,528,886
    Ferrari NV.......................................................        890     142,507
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................    736,562  11,284,130
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................  3,400,053  52,764,619
    Fiera Milano SpA.................................................     88,800     434,206
#   Fila SpA.........................................................     39,290     674,998
#*  Fincantieri SpA..................................................  1,482,879   1,564,791
#   FinecoBank Banca Fineco SpA......................................  1,489,969  16,796,920
    FNM SpA..........................................................    611,471     401,448
#   Freni Brembo SpA.................................................    664,805   7,073,127
#*  GEDI Gruppo Editoriale SpA.......................................    670,978     210,802
#   Gefran SpA.......................................................     13,587     104,498
#   Geox SpA.........................................................    272,993     380,555
#   Gima TT SpA......................................................     58,250     451,058
    Gruppo MutuiOnline SpA...........................................     90,293   1,792,841
    Hera SpA.........................................................  3,962,593  16,974,577
    Illimity Bank SpA................................................     16,325     158,833
#   IMA Industria Macchine Automatiche SpA...........................     78,937   5,374,693
*   IMMSI SpA........................................................  1,354,153     855,299
    Infrastrutture Wireless Italiane SpA.............................    163,803   1,681,173
*   Intek Group SpA..................................................  1,101,521     356,188
#   Interpump Group SpA..............................................    340,531   9,335,075
    Intesa Sanpaolo SpA.............................................. 13,134,938  32,913,844
    Iren SpA.........................................................  2,213,561   6,871,912
    Italgas SpA......................................................  1,705,747  10,981,088
    Italmobiliare SpA................................................     27,917     746,812
#*  Juventus Football Club SpA.......................................  1,666,669   2,613,458
    La Doria SpA.....................................................     69,354     683,593
    Leonardo SpA.....................................................  1,435,712  16,679,538

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
ITALY -- (Continued)
#   Maire Tecnimont SpA..............................................    693,536 $  1,817,267
    MARR SpA.........................................................    130,108    2,734,299
    Massimo Zanetti Beverage Group SpA...............................     14,605       93,468
#*  Mediaset SpA.....................................................  3,331,187    9,962,784
    Mediobanca Banca di Credito Finanziario SpA......................  2,365,626   28,130,433
#   Moncler SpA......................................................    459,919   17,747,698
    Openjobmetis SpA agenzia per il lavoro...........................     34,444      286,187
#*  OVS SpA..........................................................  1,619,168    3,230,975
    Piaggio & C SpA..................................................  2,061,543    6,487,807
#   Pirelli & C SpA..................................................     95,298      550,907
    Poste Italiane SpA...............................................  1,170,361   14,215,687
#   Prima Industrie SpA..............................................     30,611      451,863
#   Prysmian SpA.....................................................    232,175    5,370,740
    RAI Way SpA......................................................    200,688    1,237,719
    Recordati SpA....................................................    216,541    9,099,939
#   Reno de Medici SpA...............................................    674,970      561,489
    Reply SpA........................................................     68,794    4,483,052
    Retelit SpA......................................................    308,330      576,555
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................    731,602      751,488
    Sabaf SpA........................................................     33,323      445,865
    SAES Getters SpA.................................................     17,987      507,476
#*  Safilo Group SpA.................................................    168,046      179,226
#*  Saipem SpA.......................................................  2,104,843    9,553,963
#*  Salini Impregilo SpA.............................................    879,492    1,790,638
    Salvatore Ferragamo SpA..........................................    223,324    4,176,819
    Saras SpA........................................................  3,712,414    7,129,369
    Servizi Italia SpA...............................................     49,210      149,889
    Sesa SpA.........................................................     17,279      769,074
    Snam SpA.........................................................  2,641,730   13,562,385
    Societa Cattolica di Assicurazioni SC............................  1,286,980   11,226,597
    Societa Iniziative Autostradali e Servizi SpA....................    220,199    3,807,869
#*  Sogefi SpA.......................................................    389,502      609,562
    SOL SpA..........................................................    103,445    1,211,184
    Tamburi Investment Partners SpA..................................    211,610    1,513,728
#   Technogym SpA....................................................    400,181    4,415,083
*   Telecom Italia SpA............................................... 25,956,222   15,192,012
*   Telecom Italia SpA, Sponsored ADR................................    252,745    1,460,866
#   Tenaris SA.......................................................    167,566    1,699,938
    Terna Rete Elettrica Nazionale SpA...............................  2,583,572   17,075,860
*   Tinexta S.p.A....................................................     60,794      894,432
#*  Tiscali SpA......................................................  6,190,063       78,855
    Tod's SpA........................................................     54,546    2,585,038
#*  TREVI - Finanziaria Industriale SpA..............................    155,280       43,450
    TXT e-solutions SpA..............................................      2,104       19,825
#   UniCredit SpA....................................................  2,173,295   27,572,662
    Unieuro SpA......................................................     30,996      448,945
#   Unione di Banche Italiane SpA....................................  7,718,712   23,513,276
    Unipol Gruppo SpA................................................  3,327,058   18,568,521
#   UnipolSai Assicurazioni SpA......................................  3,584,870   10,005,219
    Zignago Vetro SpA................................................    114,751    1,306,484
                                                                                 ------------
TOTAL ITALY..........................................................             876,476,652
                                                                                 ------------
JAPAN -- (23.0%)
    77 Bank, Ltd. (The)..............................................    302,674    4,768,385
    A&A Material Corp................................................      9,400       97,790
    A&D Co., Ltd.....................................................    102,400      791,324
    ABC-Mart, Inc....................................................     39,300    2,694,619
    Abist Co., Ltd...................................................     14,600      358,514
    Access Co., Ltd..................................................    111,900    1,051,958

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Achilles Corp....................................................    72,200 $ 1,172,998
    Acom Co., Ltd....................................................   403,100   1,619,512
#   AD Works Co., Ltd................................................   931,200     257,394
    Adastria Co., Ltd................................................   224,200   5,514,186
    ADEKA Corp.......................................................   407,600   5,833,187
    Ad-sol Nissin Corp...............................................    24,300     539,652
#   Adtec Plasma Technology Co., Ltd.................................    39,400     399,838
    Advan Co., Ltd...................................................    88,400     996,771
    Advanex, Inc.....................................................     7,300     112,954
    Advantage Risk Management Co., Ltd...............................    24,200     228,831
    Advantest Corp...................................................   149,100   6,785,313
#   Adventure, Inc...................................................     9,200     235,306
    Aeon Co., Ltd.................................................... 1,682,968  33,861,918
    Aeon Delight Co., Ltd............................................   112,300   3,910,887
    Aeon Fantasy Co., Ltd............................................    43,600   1,187,207
    AEON Financial Service Co., Ltd..................................   351,900   5,363,095
#   Aeon Hokkaido Corp...............................................   113,600     832,999
    Aeon Mall Co., Ltd...............................................   198,820   3,180,927
#   Aeria, Inc.......................................................   100,600     942,325
    AFC-HD AMS Life Science Co., Ltd.................................     6,200      37,473
    AGC, Inc.........................................................   679,200  23,880,717
#   Agro-Kanesho Co., Ltd............................................     4,700      64,770
    AGS Corp.........................................................     4,100      30,427
    Ahresty Corp.....................................................   112,800     572,838
    Ai Holdings Corp.................................................   112,100   2,031,658
    Aica Kogyo Co., Ltd..............................................   130,500   4,144,364
    Aichi Bank, Ltd. (The)...........................................    49,100   1,724,645
    Aichi Corp.......................................................   183,400   1,171,745
    Aichi Steel Corp.................................................    61,900   2,014,573
    Aichi Tokei Denki Co., Ltd.......................................    11,200     424,393
    Aida Engineering, Ltd............................................   299,100   2,545,947
*   Aiful Corp....................................................... 1,864,600   4,341,454
#   Aigan Co., Ltd...................................................    66,500     157,998
    Ain Holdings, Inc................................................   116,100   6,643,141
    Aiphone Co., Ltd.................................................    47,500     819,973
    Air Water, Inc...................................................   768,700  14,390,813
    Airport Facilities Co., Ltd......................................   113,900     585,361
    Airtech Japan, Ltd...............................................     9,000      55,702
    Aisan Industry Co., Ltd..........................................   227,200   1,878,440
    Aisin Seiki Co., Ltd.............................................   515,882  20,588,751
    AIT Corp.........................................................    31,000     264,567
#   Aizawa Securities Co., Ltd.......................................   175,900   1,208,422
    Ajinomoto Co., Inc...............................................   506,500   9,629,672
    Ajis Co., Ltd....................................................    18,400     511,381
    Akatsuki Corp....................................................    77,900     242,641
#   Akatsuki, Inc....................................................    22,000   1,226,036
#*  Akebono Brake Industry Co., Ltd..................................   705,530   1,346,626
    Akita Bank, Ltd. (The)...........................................   124,400   2,538,244
    Albis Co., Ltd...................................................    27,700     575,986
#   Alconix Corp.....................................................   128,900   1,628,769
    Alfresa Holdings Corp............................................   119,000   2,657,132
    Alinco, Inc......................................................    87,800     989,791
#   Alleanza Holdings Co., Ltd.......................................    41,500     313,424
    Alpen Co., Ltd...................................................   108,000   1,716,888
    Alpha Corp.......................................................    33,700     406,052
    Alpha Systems, Inc...............................................    24,420     631,752
#*  AlphaPolis Co., Ltd..............................................     7,500     144,523
    Alps Alpine Co., Ltd.............................................   641,404  13,750,806
    Alps Logistics Co., Ltd..........................................    32,600     226,320

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Altech Co., Ltd..................................................    30,600 $    67,607
    Altech Corp......................................................    71,610   1,072,089
    Amada Holdings Co., Ltd..........................................   501,100   5,706,581
    Amano Corp.......................................................   174,200   5,150,518
    Amiyaki Tei Co., Ltd.............................................    19,900     631,735
    Amuse, Inc.......................................................     9,500     252,882
    ANA Holdings, Inc................................................    55,100   1,892,049
    Anabuki Kosan, Inc...............................................     1,200      31,599
    Anest Iwata Corp.................................................   110,200   1,047,628
    Anicom Holdings, Inc.............................................    20,300     746,271
#   Anritsu Corp.....................................................   103,200   1,968,051
    AOI Electronics Co., Ltd.........................................    18,300     401,033
    AOI TYO Holdings, Inc............................................    80,010     476,048
    AOKI Holdings, Inc...............................................   189,700   1,929,989
    Aomori Bank, Ltd. (The)..........................................    90,600   2,423,148
    Aoyama Trading Co., Ltd..........................................   235,700   4,147,044
#   Aoyama Zaisan Networks Co., Ltd..................................    32,000     481,680
    Aozora Bank, Ltd.................................................   407,800  10,463,479
#   Apaman Co., Ltd..................................................    44,700     374,547
    Arakawa Chemical Industries, Ltd.................................    99,200   1,453,304
    Arata Corp.......................................................    55,000   2,061,914
    Araya Industrial Co., Ltd........................................    17,700     262,500
    Arcland Sakamoto Co., Ltd........................................   131,000   1,545,304
    Arcland Service Holdings Co., Ltd................................    57,800   1,027,114
    Arcs Co., Ltd....................................................   175,773   3,527,216
    Arealink Co., Ltd................................................    34,400     371,459
    Argo Graphics, Inc...............................................    55,800   1,542,289
    Ariake Japan Co., Ltd............................................    25,200   1,956,221
#   Arisawa Manufacturing Co., Ltd...................................   194,800   1,943,582
#*  Arrk Corp........................................................   246,100     215,015
    Artnature, Inc...................................................   104,100     691,497
    ArtSpark Holdings, Inc...........................................    53,300     313,246
    As One Corp......................................................    21,990   1,838,766
    Asahi Broadcasting Group Holdings Corp...........................    44,000     301,802
    Asahi Co., Ltd...................................................    81,100     899,456
    Asahi Diamond Industrial Co., Ltd................................   246,300   1,532,279
    Asahi Group Holdings, Ltd........................................   419,800  21,022,506
    Asahi Holdings, Inc..............................................   128,800   2,998,510
    Asahi Intecc Co., Ltd............................................   310,800   8,551,784
    Asahi Kasei Corp................................................. 2,623,000  29,118,816
#   Asahi Kogyosha Co., Ltd..........................................    18,900     572,258
    Asahi Net, Inc...................................................    24,500     151,679
    Asahi Yukizai Corp...............................................    73,900   1,042,644
    Asante, Inc......................................................    13,300     256,887
#   Asanuma Corp.....................................................    46,700   1,756,905
#   Asax Co., Ltd....................................................     6,600      38,428
    Ashimori Industry Co., Ltd.......................................    24,900     343,301
    Asia Pile Holdings Corp..........................................   138,100     746,603
    Asics Corp.......................................................   204,200   3,505,771
    ASKA Pharmaceutical Co., Ltd.....................................   144,600   1,701,485
    Astellas Pharma, Inc............................................. 1,833,400  31,466,068
#   Asti Corp........................................................    23,199     387,301
    Asukanet Co., Ltd................................................    29,400     378,745
#   Ateam, Inc.......................................................    47,900     467,763
#   Atom Corp........................................................   347,600   3,207,607
*   Atrae, Inc.......................................................    23,100     680,494
    Atsugi Co., Ltd..................................................    92,400     700,784
    Autobacs Seven Co., Ltd..........................................   205,900   3,399,022
    Aval Data Corp...................................................    13,400     227,545

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Avant Corp.......................................................    22,600 $   494,664
    Avex, Inc........................................................   221,900   2,699,606
    Awa Bank, Ltd. (The).............................................   165,700   3,946,074
*   Axell Corp.......................................................    33,900     198,764
    Axial Retailing, Inc.............................................    85,500   3,305,396
    Azbil Corp.......................................................   245,500   6,831,570
    Bandai Namco Holdings, Inc.......................................   240,800  14,806,590
    Bando Chemical Industries, Ltd...................................   155,200   1,317,321
    Bank of Iwate, Ltd. (The)........................................    86,100   2,244,166
    Bank of Kochi, Ltd. (The)........................................    16,800     128,740
    Bank of Kyoto, Ltd. (The)........................................   182,411   7,219,923
    Bank of Nagoya, Ltd. (The).......................................    81,899   2,418,166
    Bank of Okinawa, Ltd. (The)......................................   106,040   3,620,962
    Bank of Saga, Ltd. (The).........................................   116,600   1,733,059
    Bank of the Ryukyus, Ltd.........................................   167,400   1,820,969
#   Baroque Japan, Ltd...............................................    83,900     724,428
    BayCurrent Consulting, Inc.......................................    60,200   3,035,027
    Belc Co., Ltd....................................................    54,538   2,623,090
    Bell System24 Holdings, Inc......................................   163,300   2,667,283
    Belluna Co., Ltd.................................................   224,100   1,465,057
    Benefit One, Inc.................................................   243,200   4,922,969
    Benesse Holdings, Inc............................................    83,700   2,240,629
#*  Bengo4.com, Inc..................................................    29,300   1,356,611
    Bic Camera, Inc..................................................   414,000   4,520,083
    BML, Inc.........................................................   122,300   3,587,541
#   Bookoff Group Holdings, Ltd......................................    40,200     433,309
#   BP Castrol K.K...................................................    24,900     344,720
#   Br Holdings Corp.................................................   108,500     498,760
#*  BrainPad, Inc....................................................    17,600     924,240
    Bridgestone Corp.................................................   897,700  37,299,350
    Broadleaf Co., Ltd...............................................   303,600   1,705,719
#   BRONCO BILLY Co., Ltd............................................    30,800     770,185
    Brother Industries, Ltd..........................................   676,800  12,719,800
    Bunka Shutter Co., Ltd...........................................   244,800   2,124,869
    C Uyemura & Co., Ltd.............................................     5,200     321,872
    CAC Holdings Corp................................................    70,700     902,225
    Calbee, Inc......................................................    95,400   3,188,813
    Can Do Co., Ltd..................................................    62,200     919,365
    Canare Electric Co., Ltd.........................................     4,400      77,247
    Canon Electronics, Inc...........................................   110,100   2,061,263
    Canon Marketing Japan, Inc.......................................   162,800   3,444,476
    Canon, Inc., Sponsored ADR.......................................    57,577   1,560,337
    Canon, Inc.......................................................   470,934  12,922,293
    Capcom Co., Ltd..................................................   428,000  10,102,346
    Career Design Center Co., Ltd....................................    27,400     361,107
#   Carlit Holdings Co., Ltd.........................................    83,400     483,420
#   Casio Computer Co., Ltd..........................................   472,600   7,671,986
    Cawachi, Ltd.....................................................    95,100   1,940,033
    C'BON COSMETICS Co., Ltd.........................................     2,100      49,230
    CDS Co., Ltd.....................................................     1,300      16,947
#   Central Automotive Products, Ltd.................................    23,900     467,743
    Central Glass Co., Ltd...........................................   194,600   4,690,542
    Central Japan Railway Co.........................................    60,700  12,451,635
    Central Security Patrols Co., Ltd................................    24,700   1,447,852
    Central Sports Co., Ltd..........................................    42,200   1,274,893
#   Ceres, Inc.......................................................     7,900      91,677
#   Charm Care Corp. KK..............................................    25,100     509,133
    Chiba Bank, Ltd. (The)........................................... 1,061,863   5,771,596
    Chiba Kogyo Bank, Ltd. (The).....................................   336,200     982,541

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
JAPAN -- (Continued)
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........    19,100 $  250,528
    CHIMNEY Co., Ltd.................................................    18,300    409,031
    Chino Corp.......................................................    29,200    388,200
    Chiyoda Co., Ltd.................................................    74,400  1,102,522
    Chiyoda Integre Co., Ltd.........................................    59,600  1,335,914
    Chofu Seisakusho Co., Ltd........................................   107,200  2,481,601
    Chori Co., Ltd...................................................    46,800    819,750
    Choushimaru Co., Ltd.............................................     3,500     43,901
    Chubu Electric Power Co., Inc....................................   389,700  5,846,373
    Chubu Shiryo Co., Ltd............................................   112,200  1,309,459
    Chudenko Corp....................................................   164,200  3,785,340
    Chuetsu Pulp & Paper Co., Ltd....................................   126,111  1,935,290
    Chugai Pharmaceutical Co., Ltd...................................    49,000  4,123,633
    Chugai Ro Co., Ltd...............................................    28,300    438,363
    Chugoku Bank, Ltd. (The).........................................   471,400  4,606,460
#   Chugoku Electric Power Co., Inc. (The)...........................   439,800  5,858,909
    Chugoku Marine Paints, Ltd.......................................   329,000  3,180,894
#   Chukyo Bank, Ltd. (The)..........................................    56,000  1,135,562
#   Chuo Gyorui Co., Ltd.............................................     3,800     94,962
    Chuo Spring Co., Ltd.............................................     6,000    162,250
    CI Takiron Corp..................................................   185,700  1,118,510
    Citizen Watch Co., Ltd........................................... 1,422,550  7,563,064
    CKD Corp.........................................................   281,200  3,947,770
#   CK-San-Etsu Co., Ltd.............................................    13,200    358,486
    Cleanup Corp.....................................................   107,500    575,615
    CMIC Holdings Co., Ltd...........................................    90,900  1,522,832
    CMK Corp.........................................................   256,700  1,555,146
    Coca-Cola Bottlers Japan Holdings, Inc...........................   236,352  5,366,154
    cocokara fine, Inc...............................................    59,820  3,298,392
#   Coco's Japan Co., Ltd............................................    19,100    238,715
    Colowide Co., Ltd................................................   245,000  4,750,686
    Computer Engineering & Consulting, Ltd...........................    90,500  1,643,251
    Computer Institute of Japan, Ltd.................................    40,900    349,283
    COMSYS Holdings Corp.............................................   271,194  8,000,534
    Comture Corp.....................................................    92,600  1,760,132
    Concordia Financial Group, Ltd................................... 1,876,533  7,652,375
    CONEXIO Corp.....................................................   107,000  1,479,706
*   COOKPAD, Inc.....................................................    70,500    212,221
#   Core Corp........................................................    13,600    179,195
    Corona Corp......................................................    67,400    722,430
#   Cosel Co., Ltd...................................................    94,200  1,033,757
    Cosmo Energy Holdings Co., Ltd...................................   366,200  7,830,958
    Cosmos Initia Co., Ltd...........................................    55,900    392,843
    Cosmos Pharmaceutical Corp.......................................    28,800  5,947,512
#   Cota Co., Ltd....................................................    33,751    417,222
    CRE, Inc.........................................................    44,700    427,131
    Create Medic Co., Ltd............................................    13,200    128,794
    Create Restaurants Holdings, Inc.................................   190,800  3,276,444
    Create SD Holdings Co., Ltd......................................    80,800  2,001,923
    Credit Saison Co., Ltd...........................................   561,400  8,129,483
    Creek & River Co., Ltd...........................................    37,900    400,250
    Cresco, Ltd......................................................    35,300  1,122,811
*   CRI Middleware Co., Ltd..........................................     4,700     78,039
    Cross Plus, Inc..................................................     1,300      7,611
    CTI Engineering Co., Ltd.........................................    61,600  1,037,031
    CTS Co., Ltd.....................................................   102,900    746,188
#   Cube System, Inc.................................................     7,200     52,511
    CyberAgent, Inc..................................................   201,500  6,549,065
    Cybozu, Inc......................................................    90,400    926,501

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Dai Nippon Printing Co., Ltd.....................................   416,900 $11,134,772
    Dai Nippon Toryo Co., Ltd........................................   131,000   1,327,092
    Daibiru Corp.....................................................   204,700   2,272,801
    Daicel Corp...................................................... 1,255,800  11,226,140
    Dai-Dan Co., Ltd.................................................    67,500   1,563,658
    Daido Kogyo Co., Ltd.............................................    33,200     269,228
    Daido Metal Co., Ltd.............................................   248,200   1,574,465
#   Daido Steel Co., Ltd.............................................   156,300   6,820,621
    Daidoh, Ltd......................................................   100,400     263,861
    Daifuku Co., Ltd.................................................   164,600   8,733,960
    Daihatsu Diesel Manufacturing Co., Ltd...........................    69,100     392,839
    Daihen Corp......................................................    94,000   2,945,963
    Daiho Corp.......................................................    94,800   2,678,353
    Dai-Ichi Cutter Kogyo K.K........................................    13,300     229,170
    Daiichi Jitsugyo Co., Ltd........................................    42,800   1,381,542
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................   119,700     935,974
    Dai-ichi Life Holdings, Inc......................................   849,788  13,851,038
    Daiichi Sankyo Co., Ltd..........................................    62,100   4,083,310
#   Dai-ichi Seiko Co., Ltd..........................................    55,700   1,381,549
    Daiichikosho Co., Ltd............................................   119,800   5,694,971
    Daiken Corp......................................................    70,700   1,273,252
    Daiken Medical Co., Ltd..........................................    65,400     321,386
    Daiki Aluminium Industry Co., Ltd................................   202,000   1,349,388
#   Daiki Axis Co., Ltd..............................................    21,800     191,492
    Daikin Industries, Ltd...........................................   129,100  18,068,784
#   Daiko Denshi Tsushin, Ltd........................................    17,000     130,768
    Daikoku Denki Co., Ltd...........................................    43,000     609,062
    Daikokutenbussan Co., Ltd........................................    46,900   1,463,250
*   Daikokuya Holdings Co., Ltd......................................   201,500      57,957
    Daikyonishikawa Corp.............................................   267,400   2,054,322
    Dainichi Co., Ltd................................................    35,200     224,612
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........    64,200   1,932,016
    Daio Paper Corp..................................................   402,000   5,358,544
    Daiohs Corp......................................................     2,100      25,816
    Daiseki Co., Ltd.................................................    82,325   2,391,474
    Daiseki Eco. Solution Co., Ltd...................................    21,400     176,958
    Daishi Hokuetsu Financial Group, Inc.............................   181,100   4,589,443
#   Daishinku Corp...................................................    46,900     468,525
    Daisue Construction Co., Ltd.....................................    43,100     389,543
    Daito Bank, Ltd. (The)...........................................    28,200     155,466
    Daito Pharmaceutical Co., Ltd....................................    72,200   2,174,137
    Daito Trust Construction Co., Ltd................................   101,300  13,424,320
    Daitron Co., Ltd.................................................    28,100     380,304
    Daiwa House Industry Co., Ltd....................................   980,400  33,750,354
    Daiwa Industries, Ltd............................................   151,900   1,704,045
    Daiwa Securities Group, Inc...................................... 2,773,000  12,464,084
    Daiwabo Holdings Co., Ltd........................................   118,000   5,156,140
#   DCM Holdings Co., Ltd............................................   493,280   4,883,074
    DD Holdings Co., Ltd.............................................    35,600     527,209
#   Dear Life Co., Ltd...............................................   139,000     663,627
    Delica Foods Holdings Co., Ltd...................................    14,600      93,250
    DeNA Co., Ltd....................................................   277,900   4,737,027
    Denka Co., Ltd...................................................   441,300  12,735,323
    Denki Kogyo Co., Ltd.............................................    54,600   1,678,139
#   Densan System Co., Ltd...........................................    29,600     808,247
    Denso Corp.......................................................   266,300  12,364,287
    Dentsu, Inc......................................................   229,600   8,208,141
    Denyo Co., Ltd...................................................    78,400   1,375,454
    Descente, Ltd....................................................    67,600     866,486

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Dexerials Corp................................................... 346,000 $ 3,054,280
    DIC Corp......................................................... 431,500  12,360,364
    Digital Arts, Inc................................................  50,800   2,982,858
#   Digital Hearts Holdings Co., Ltd.................................  56,200     465,019
    Digital Information Technologies Corp............................  34,900     531,617
#   Dip Corp......................................................... 148,200   4,022,786
    Disco Corp.......................................................  29,300   6,394,356
#   DKK-Toa Corp.....................................................   1,800      13,950
#   DKS Co., Ltd.....................................................  48,300   1,567,803
#   DMG Mori Co., Ltd................................................ 556,300   9,006,593
    DMW Corp.........................................................     900      17,837
    Doshisha Co., Ltd................................................  92,500   1,465,873
#   Double Standard, Inc.............................................   8,200     398,142
    Doutor Nichires Holdings Co., Ltd................................ 109,523   2,193,134
    Dowa Holdings Co., Ltd........................................... 267,200   9,224,859
    DSB Co., Ltd.....................................................  49,300     268,951
    DTS Corp......................................................... 224,500   4,754,551
    Duskin Co., Ltd.................................................. 201,500   5,354,221
    Dvx, Inc.........................................................  31,200     275,900
    DyDo Group Holdings, Inc.........................................  46,600   1,942,646
    Dynic Corp.......................................................   7,899      56,971
    Eagle Industry Co., Ltd.......................................... 170,400   1,711,263
    Earth Corp.......................................................  35,000   1,847,368
    East Japan Railway Co............................................ 127,300  11,556,419
#   EAT&Co, Ltd......................................................  16,500     271,332
    Ebara Corp....................................................... 296,600   8,775,299
    Ebara Jitsugyo Co., Ltd..........................................  25,700     512,417
    Ebase Co., Ltd...................................................  17,600     191,913
#*  eBook Initiative Japan Co., Ltd..................................   9,700     152,998
#   Eco's Co., Ltd...................................................  45,800     696,754
#   EDION Corp....................................................... 409,400   4,068,672
    EF-ON, Inc....................................................... 119,739     805,835
    eGuarantee, Inc.................................................. 102,900   1,442,474
#*  E-Guardian, Inc..................................................  38,000     603,130
    Ehime Bank, Ltd. (The)........................................... 163,498   1,728,215
    Eidai Co., Ltd................................................... 108,100     351,759
    Eiken Chemical Co., Ltd..........................................  81,600   1,316,801
    Eisai Co., Ltd...................................................  56,700   4,104,456
    Eizo Corp........................................................  80,900   3,008,782
    Elan Corp........................................................  47,600     754,761
    Elecom Co., Ltd..................................................  76,000   2,951,167
    Electric Power Development Co., Ltd..............................  91,100   2,211,945
    Elematec Corp....................................................  58,906     566,640
#   EM Systems Co., Ltd..............................................  74,000   1,400,653
    Endo Lighting Corp............................................... 102,000     642,758
#*  Enigmo, Inc......................................................  86,400     761,086
    en-japan, Inc.................................................... 125,800   5,324,581
#   Enomoto Co., Ltd.................................................  24,600     266,152
    Enplas Corp......................................................  37,300   1,196,810
#   Enshu, Ltd.......................................................  24,700     273,048
    Ensuiko Sugar Refining Co., Ltd..................................  11,600      22,787
    EPCO Co., Ltd....................................................  10,500     135,171
    EPS Holdings, Inc................................................ 139,000   1,694,935
    eRex Co., Ltd.................................................... 128,400   1,747,139
    ES-Con Japan, Ltd................................................ 262,900   2,138,416
    ESCRIT, Inc......................................................  59,100     456,139
#*  Escrow Agent Japan, Inc..........................................  63,900     135,330
    Eslead Corp......................................................  39,900     748,181
    ESPEC Corp.......................................................  75,100   1,356,007

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Excel Co., Ltd...................................................    30,300 $   350,488
    Exedy Corp.......................................................   165,500   3,898,295
    Ezaki Glico Co., Ltd.............................................    20,200     937,349
    F&M Co., Ltd.....................................................     4,300      51,779
    F@N Communications, Inc..........................................   219,100   1,057,904
#   Faith, Inc.......................................................    31,680     228,140
    FALCO HOLDINGS Co., Ltd..........................................    48,000     749,700
    FamilyMart Co., Ltd..............................................   150,548   3,734,523
    Fancl Corp.......................................................    53,000   1,497,728
    FANUC Corp.......................................................    38,000   7,495,472
    Fast Retailing Co., Ltd..........................................    51,500  31,759,625
    FCC Co., Ltd.....................................................   205,600   4,253,933
*   FDK Corp.........................................................    32,400     236,737
    Feed One Co., Ltd................................................   711,440   1,113,981
    Felissimo Corp...................................................     1,200      11,620
#   Fenwal Controls of Japan, Ltd....................................     3,500      44,843
    Ferrotec Holdings Corp...........................................   246,300   2,442,806
#*  FFRI, Inc........................................................    14,200     370,141
    FIDEA Holdings Co., Ltd.......................................... 1,058,500   1,277,556
    Fields Corp......................................................    90,900     455,525
#   Financial Products Group Co., Ltd................................   288,800   2,926,994
    FINDEX, Inc......................................................    60,500     566,263
*   First Baking Co., Ltd............................................     1,200      10,760
#   First Brothers Co., Ltd..........................................    43,900     493,736
#   First Juken Co., Ltd.............................................    33,100     409,514
#   First-corp, Inc..................................................    27,500     178,391
#   Fixstars Corp....................................................    73,100   1,095,404
#   FJ Next Co., Ltd.................................................    90,600     941,371
    Foster Electric Co., Ltd.........................................   148,600   2,656,715
    FP Corp..........................................................   100,200   6,221,205
    France Bed Holdings Co., Ltd.....................................    96,300     901,407
#   Freebit Co., Ltd.................................................    86,700     695,367
#   Freund Corp......................................................    40,900     284,075
    F-Tech, Inc......................................................    82,500     584,970
#   FTGroup Co., Ltd.................................................    48,500     638,920
    Fudo Tetra Corp..................................................    91,620   1,283,510
    Fuji Co., Ltd....................................................    93,500   1,682,315
    Fuji Corp........................................................   287,300   4,770,688
#   Fuji Corp........................................................    33,600     685,484
    Fuji Corp., Ltd..................................................   119,000     787,398
#   Fuji Die Co., Ltd................................................    33,800     207,007
    Fuji Electric Co., Ltd...........................................   412,000  13,094,028
    Fuji Furukawa Engineering & Construction Co., Ltd................     2,000      36,433
#   Fuji Kosan Co., Ltd..............................................    15,900     102,230
#   Fuji Kyuko Co., Ltd..............................................    77,200   3,084,338
    Fuji Media Holdings, Inc.........................................   169,400   2,289,033
    Fuji Oil Co., Ltd................................................   370,500     877,840
    Fuji Oil Holdings, Inc...........................................   153,300   4,610,574
    Fuji Pharma Co., Ltd.............................................    57,200     755,050
    Fuji Seal International, Inc.....................................   194,400   4,828,838
    Fuji Soft, Inc...................................................    22,700     988,833
    Fujibo Holdings, Inc.............................................    59,900   1,881,727
    Fujicco Co., Ltd.................................................    71,100   1,294,902
    FUJIFILM Holdings Corp...........................................   162,275   7,124,232
    Fujikura Composites, Inc.........................................   111,200     456,968
    Fujikura Kasei Co., Ltd..........................................   117,600     612,282
    Fujikura, Ltd.................................................... 1,666,000   7,730,351
    Fujimi, Inc......................................................    11,900     310,194
    Fujimori Kogyo Co., Ltd..........................................    84,700   2,994,663

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
#   Fujio Food System Co., Ltd.......................................  25,200 $   721,233
#   Fujisash Co., Ltd................................................ 461,100     364,574
    Fujishoji Co., Ltd...............................................  28,900     253,677
    Fujita Kanko, Inc................................................  43,899   1,172,398
    Fujitec Co., Ltd................................................. 181,600   2,641,798
    Fujitsu Frontech, Ltd............................................  64,600     571,895
    Fujitsu General, Ltd............................................. 267,700   4,832,191
    Fujitsu, Ltd..................................................... 407,229  36,092,325
    Fujiya Co., Ltd..................................................  32,500     630,385
#   FuKoKu Co., Ltd..................................................  38,000     254,920
    Fukuda Corp......................................................  27,000   1,165,835
    Fukuda Denshi Co., Ltd...........................................   6,100     393,839
    Fukui Bank, Ltd. (The)........................................... 106,600   1,515,144
    Fukui Computer Holdings, Inc.....................................  29,300     783,215
    Fukuoka Financial Group, Inc..................................... 479,456   9,242,635
    Fukushima Bank, Ltd. (The)....................................... 131,700     272,836
    Fukushima Industries Corp........................................  59,000   1,851,041
    Fukuyama Transporting Co., Ltd................................... 128,100   4,594,888
#   Full Speed, Inc..................................................  16,500      74,515
    FULLCAST Holdings Co., Ltd.......................................  85,300   1,776,274
#   Fumakilla, Ltd...................................................  15,401     170,123
*   Funai Electric Co., Ltd.......................................... 104,500     576,043
    Funai Soken Holdings, Inc........................................ 121,620   2,930,298
    Furukawa Battery Co., Ltd. (The).................................  80,100     495,432
    Furukawa Co., Ltd................................................ 161,700   2,316,385
    Furukawa Electric Co., Ltd....................................... 466,590  13,041,800
    Furuno Electric Co., Ltd......................................... 123,600   1,277,552
    Furusato Industries, Ltd.........................................  41,500     631,675
#   Furuya Metal Co., Ltd............................................  10,200     460,449
    Furyu Corp.......................................................  93,700     845,324
    Fuso Chemical Co., Ltd........................................... 112,500   2,903,613
    Fuso Pharmaceutical Industries, Ltd..............................  32,699     664,975
    Futaba Corp...................................................... 217,800   2,801,412
    Futaba Industrial Co., Ltd....................................... 388,700   2,748,215
    Future Corp...................................................... 117,300   1,914,663
    Fuyo General Lease Co., Ltd...................................... 113,600   7,404,294
    G-7 Holdings, Inc................................................  43,300   1,519,104
    Gakken Holdings Co., Ltd.........................................  14,800     811,634
#   Gakkyusha Co., Ltd...............................................  29,000     342,737
    GCA Corp.........................................................  33,300     266,288
    Gecoss Corp......................................................  72,100     629,088
#   Genki Sushi Co., Ltd.............................................  24,600     631,294
    Genky DrugStores Co., Ltd........................................  42,500     951,177
    Geo Holdings Corp................................................ 218,300   2,720,461
    Geomatec Co., Ltd................................................   9,500      63,858
    Geostr Corp......................................................  82,200     316,049
#   Gfoot Co., Ltd...................................................  42,300     242,337
    Giken, Ltd.......................................................  76,300   2,834,955
    GL Sciences, Inc.................................................  30,400     416,135
    Global, Ltd. (The)...............................................  32,900     152,655
    GLOBERIDE, Inc...................................................  55,199   1,408,621
    Glory, Ltd....................................................... 193,945   5,710,235
#   Glosel Co., Ltd..................................................  69,000     281,626
#   GMO Cloud K.K....................................................  16,800     418,625
    GMO Financial Holdings, Inc......................................  85,600     471,683
    GMO internet, Inc................................................ 257,800   4,332,284
#   GMO Payment Gateway, Inc.........................................  73,400   5,409,515
    GMO Pepabo, Inc..................................................   4,500      97,603
    Godo Steel, Ltd..................................................  61,500   1,329,108

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#   Gokurakuyu Holdings Co., Ltd.....................................    52,900 $   259,746
    Goldcrest Co., Ltd...............................................    75,230   1,554,019
#   Goldwin, Inc.....................................................    56,600   4,333,864
    Golf Digest Online, Inc..........................................    72,200     468,549
    Good Com Asset Co., Ltd..........................................       900      14,564
    Grandy House Corp................................................    72,100     328,487
    Gree, Inc........................................................   240,400   1,141,422
    Greens Co., Ltd..................................................     3,700      45,922
    GS Yuasa Corp....................................................   402,499   7,337,664
    GSI Creos Corp...................................................    27,900     288,177
    G-Tekt Corp......................................................   121,100   2,087,800
    Gun-Ei Chemical Industry Co., Ltd................................    21,600     504,412
    GungHo Online Entertainment, Inc.................................   101,379   2,195,706
    Gunma Bank, Ltd. (The)...........................................   951,301   3,201,264
#*  Gunosy, Inc......................................................    46,700     766,071
    Gunze, Ltd.......................................................    86,800   3,776,801
    Gurunavi, Inc....................................................   227,200   1,996,706
    H2O Retailing Corp...............................................   435,060   4,934,246
    HABA Laboratories, Inc...........................................     8,500     613,968
    Hachijuni Bank, Ltd. (The)....................................... 1,180,600   5,078,535
#   Hagihara Industries, Inc.........................................    49,100     737,741
    Hagiwara Electric Holdings Co., Ltd..............................    35,300     945,335
    Hagoromo Foods Corp..............................................     1,500      36,060
    Hakudo Co., Ltd..................................................    35,800     454,973
    Hakuhodo DY Holdings, Inc........................................   314,000   4,685,731
    Hakuto Co., Ltd..................................................    74,600     891,338
#   Hakuyosha Co., Ltd...............................................     1,000      27,100
    Halows Co., Ltd..................................................    23,700     581,012
    Hamakyorex Co., Ltd..............................................    93,200   3,180,042
    Hamamatsu Photonics KK...........................................    86,200   3,347,080
#   Hamee Corp.......................................................    21,400     246,187
    Hankyu Hanshin Holdings, Inc.....................................   440,800  17,639,484
    Hanwa Co., Ltd...................................................   166,600   4,853,641
    Happinet Corp....................................................    71,800     905,876
#   Harada Industry Co., Ltd.........................................    51,700     438,762
    Hard Off Corp. Co., Ltd..........................................    47,100     342,593
    Harima Chemicals Group, Inc......................................    61,900     690,157
#   Harmonic Drive Systems, Inc......................................    29,200   1,354,200
#   Haruyama Holdings, Inc...........................................    22,600     172,936
    Haseko Corp...................................................... 1,382,700  17,842,882
    Havix Corp.......................................................     6,500      42,502
    Hayashikane Sangyo Co., Ltd......................................    34,299     230,828
    Hazama Ando Corp................................................. 1,103,380   8,549,098
    Heiwa Corp.......................................................   261,100   5,374,144
    Heiwa Real Estate Co., Ltd.......................................   161,600   3,897,619
    Heiwado Co., Ltd.................................................   151,500   2,806,715
    Helios Techno Holdings Co., Ltd..................................   113,100     643,989
    Hibino Corp......................................................    21,900     480,900
    Hibiya Engineering, Ltd..........................................   103,800   1,873,913
    Hiday Hidaka Corp................................................    74,567   1,458,081
    Hikari Tsushin, Inc..............................................    35,800   7,847,242
#   HI-LEX Corp......................................................    41,000     641,017
#   Himaraya Co., Ltd................................................    15,100     118,900
    Hino Motors, Ltd.................................................   861,700   8,146,780
    Hinokiya Group Co., Ltd..........................................    35,400     679,541
    Hioki EE Corp....................................................    24,000     840,393
#   Hirakawa Hewtech Corp............................................    50,200     549,579
#   Hiramatsu, Inc...................................................   173,200     508,959
#   Hirano Tecseed Co., Ltd..........................................    35,300     510,652

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Hirata Corp......................................................    42,700 $ 2,995,628
    Hirose Electric Co., Ltd.........................................    13,025   1,640,760
    Hirose Tusyo, Inc................................................     3,400      55,754
    Hiroshima Bank, Ltd. (The).......................................   848,400   4,324,589
#   Hiroshima Gas Co., Ltd...........................................   109,500     366,545
#   HIS Co., Ltd.....................................................   186,476   4,839,196
    Hisaka Works, Ltd................................................    94,600     816,547
    Hisamitsu Pharmaceutical Co., Inc................................     6,800     316,467
    Hitachi Capital Corp.............................................   419,800   9,406,970
    Hitachi Chemical Co., Ltd........................................   101,100   3,328,191
    Hitachi Construction Machinery Co., Ltd..........................   338,700   8,742,586
    Hitachi High-Technologies Corp...................................    90,500   5,630,523
    Hitachi Metals, Ltd..............................................   684,730   8,593,572
    Hitachi Transport System, Ltd....................................   215,800   6,142,264
    Hitachi Zosen Corp...............................................   826,600   2,793,154
    Hitachi, Ltd..................................................... 1,366,285  50,993,090
    Hitachi, Ltd., ADR...............................................    78,423   5,847,219
    Hito Communications Holdings, Inc................................    28,300     434,113
    Hochiki Corp.....................................................    79,200   1,106,158
    Hoden Seimitsu Kako Kenkyusho Co., Ltd...........................    14,900     118,282
    Hodogaya Chemical Co., Ltd.......................................    38,000   1,431,204
    Hogy Medical Co., Ltd............................................    66,000   2,202,427
    Hokkaido Electric Power Co., Inc.................................   621,300   3,260,949
    Hokkaido Gas Co., Ltd............................................    41,200     618,819
    Hokkan Holdings, Ltd.............................................    39,100     630,466
    Hokko Chemical Industry Co., Ltd.................................   107,200     592,970
    Hokkoku Bank, Ltd. (The).........................................   117,400   3,299,475
    Hokuetsu Corp....................................................   705,995   3,595,489
#   Hokuetsu Industries Co., Ltd.....................................   111,800   1,315,094
    Hokuhoku Financial Group, Inc....................................   600,810   5,877,027
    Hokuriku Electric Industry Co., Ltd..............................    30,600     328,091
*   Hokuriku Electric Power Co.......................................   538,100   3,835,176
    Hokuriku Electrical Construction Co., Ltd........................    14,100     128,309
    Hokuto Corp......................................................   101,500   1,826,279
    Honda Motor Co., Ltd., Sponsored ADR.............................   409,923  11,055,623
    Honda Motor Co., Ltd............................................. 2,591,823  70,119,120
    Honda Tsushin Kogyo Co., Ltd.....................................    69,800     338,457
    H-One Co., Ltd...................................................   122,400     826,793
    Honeys Holdings Co., Ltd.........................................    85,830   1,080,560
    Honshu Chemical Industry Co., Ltd................................    17,400     198,716
    Hoosiers Holdings................................................   223,400   1,392,889
    Horiba, Ltd......................................................   166,600  11,242,307
    Hoshizaki Corp...................................................    29,300   2,490,566
    Hosiden Corp.....................................................   266,600   2,800,667
    Hosokawa Micron Corp.............................................    41,300   1,501,673
*   Hotland Co., Ltd.................................................    36,700     408,978
#   House Do Co., Ltd................................................    22,100     374,435
    House Foods Group, Inc...........................................   119,900   4,544,488
    Howa Machinery, Ltd..............................................    51,700     355,037
    Hoya Corp........................................................   338,800  29,942,199
    HUB Co., Ltd.....................................................    17,400     169,138
#   Hulic Co., Ltd...................................................   196,017   2,128,107
    Hurxley Corp.....................................................     3,300      31,566
    Hyakugo Bank, Ltd. (The)......................................... 1,193,600   3,841,974
    Hyakujushi Bank, Ltd. (The)......................................   124,100   2,579,024
    I K K, Inc.......................................................    55,400     361,489
    Ibiden Co., Ltd..................................................   451,105  10,416,345
    IBJ, Inc.........................................................    80,400     730,624
    Ichibanya Co., Ltd...............................................    33,932   1,586,460

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Ichigo, Inc...................................................... 1,140,700 $ 4,543,288
    Ichiken Co., Ltd.................................................    37,700     598,870
    Ichikoh Industries, Ltd..........................................   297,900   2,369,391
    Ichinen Holdings Co., Ltd........................................   123,572   1,498,710
    Ichiyoshi Securities Co., Ltd....................................   243,100   1,569,243
    Icom, Inc........................................................    56,800   1,285,566
    ID Holdings Corp.................................................    18,750     233,605
    Idec Corp........................................................   151,300   3,073,298
    Idemitsu Kosan Co., Ltd..........................................   814,691  23,948,064
    IDOM, Inc........................................................   458,000   1,936,616
    Ihara Science Corp...............................................    32,500     441,208
    IHI Corp.........................................................   513,900  12,664,104
#   Iida Group Holdings Co., Ltd.....................................   265,296   4,419,065
    Iino Kaiun Kaisha, Ltd...........................................   400,300   1,344,193
    IJTT Co., Ltd....................................................    96,460     478,668
    Ikegami Tsushinki Co., Ltd.......................................    25,900     272,656
    Imagica Group, Inc...............................................    74,900     390,933
    Imasen Electric Industrial.......................................    88,300     764,199
#   Imuraya Group Co., Ltd...........................................    12,300     233,400
    Inaba Denki Sangyo Co., Ltd......................................    73,800   3,390,277
    Inaba Seisakusho Co., Ltd........................................    45,600     616,946
    Inabata & Co., Ltd...............................................   219,200   2,869,748
#   Inageya Co., Ltd.................................................    50,200     673,074
    Ines Corp........................................................    71,500     804,432
    I-Net Corp.......................................................    61,310     788,937
#   Infocom Corp.....................................................   138,000   2,879,004
    Infomart Corp....................................................   348,400   5,245,389
    Information Services International-Dentsu, Ltd...................    52,800   1,833,335
    Innotech Corp....................................................    65,600     573,195
    Inpex Corp....................................................... 1,080,900   9,992,356
    Insource Co., Ltd................................................    38,499   1,028,763
    Intage Holdings, Inc.............................................   183,100   1,631,108
#   Intelligent Wave, Inc............................................    20,400     142,770
#   Inter Action Corp................................................    28,900     588,936
    Internet Initiative Japan, Inc...................................   175,700   4,166,188
#   Inui Global Logistics Co., Ltd...................................    68,600     741,657
#   I-O Data Device, Inc.............................................    42,600     360,997
#   IR Japan Holdings, Ltd...........................................    32,300   1,064,867
    Iriso Electronics Co., Ltd.......................................    83,700   4,138,330
#   I'rom Group Co., Ltd.............................................    19,300     275,513
    Ise Chemicals Corp...............................................     5,600     167,748
    Iseki & Co., Ltd.................................................   103,200   1,569,562
    Isetan Mitsukoshi Holdings, Ltd.................................. 1,008,540   8,043,275
    Ishihara Sangyo Kaisha, Ltd......................................   220,600   2,277,453
    Ishii Iron Works Co., Ltd........................................     2,900      68,656
    Ishizuka Glass Co., Ltd..........................................    11,699     232,693
#   Isolite Insulating Products Co., Ltd.............................    71,700     359,063
*   Istyle, Inc......................................................   134,800     925,558
    Isuzu Motors, Ltd................................................ 1,388,207  16,130,838
    Itfor, Inc.......................................................    67,800     554,687
    ITmedia, Inc.....................................................     5,500      36,574
#   Ito En, Ltd......................................................    85,300   4,157,682
    ITOCHU Corp......................................................   739,200  15,455,104
    Itochu Enex Co., Ltd.............................................   290,300   2,425,738
    Itochu Techno-Solutions Corp.....................................    70,200   1,890,542
    Itochu-Shokuhin Co., Ltd.........................................    18,500     892,990
    Itoham Yonekyu Holdings, Inc.....................................   467,446   3,012,937
    Itoki Corp.......................................................   207,400     949,779
#*  Itokuro, Inc.....................................................    30,000     493,337

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
JAPAN -- (Continued)
    IwaiCosmo Holdings, Inc..........................................    117,300 $ 1,270,229
    Iwaki & Co., Ltd.................................................    167,100     705,265
    Iwasaki Electric Co., Ltd........................................     34,500     449,388
#   Iwatani Corp.....................................................    229,400   7,954,875
#   Iwatsu Electric Co., Ltd.........................................     44,000     328,337
    Iyo Bank, Ltd. (The).............................................    737,657   3,897,593
    Izumi Co., Ltd...................................................    103,900   3,908,547
    J Front Retailing Co., Ltd.......................................    829,400  10,546,557
#   J Trust Co., Ltd.................................................    389,000   1,397,738
    JAC Recruitment Co., Ltd.........................................     73,900   1,393,726
    Jaccs Co., Ltd...................................................    136,100   3,071,909
    Jafco Co., Ltd...................................................    153,800   5,777,016
#   Jalux, Inc.......................................................     39,000     906,701
    Jamco Corp.......................................................     50,600     687,851
    Janome Sewing Machine Co., Ltd...................................     79,599     304,147
    Japan Airlines Co., Ltd..........................................    215,200   6,706,081
#   Japan Airport Terminal Co., Ltd..................................     59,000   2,914,396
    Japan Asia Group, Ltd............................................    135,200     456,373
*   Japan Asia Investment Co., Ltd...................................     76,600     215,311
*   Japan Asset Marketing Co., Ltd...................................    567,700     430,258
    Japan Aviation Electronics Industry, Ltd.........................    347,300   6,469,785
    Japan Best Rescue System Co., Ltd................................     71,200     729,139
    Japan Cash Machine Co., Ltd......................................    100,300     896,796
#*  Japan Display, Inc............................................... 11,192,801   6,539,602
#   Japan Electronic Materials Corp..................................     34,000     224,770
    Japan Elevator Service Holdings Co., Ltd.........................     55,300   1,495,716
    Japan Exchange Group, Inc........................................    717,500  11,844,851
    Japan Foundation Engineering Co., Ltd............................    124,200     456,119
    Japan Investment Adviser Co., Ltd................................     38,500     721,355
    Japan Lifeline Co., Ltd..........................................    250,500   3,861,465
    Japan Material Co., Ltd..........................................    253,300   3,545,541
    Japan Meat Co., Ltd..............................................     63,500   1,298,877
    Japan Medical Dynamic Marketing, Inc.............................    150,500   2,609,093
    Japan Oil Transportation Co., Ltd................................     13,579     353,682
    Japan Petroleum Exploration Co., Ltd.............................    107,100   2,738,292
    Japan Post Holdings Co., Ltd.....................................  1,239,400  11,376,737
    Japan Property Management Center Co., Ltd........................     52,300     710,340
    Japan Pulp & Paper Co., Ltd......................................     48,100   1,851,402
    Japan Securities Finance Co., Ltd................................    570,100   2,743,010
    Japan Steel Works, Ltd. (The)....................................    374,300   7,887,414
    Japan Tobacco, Inc...............................................  1,405,600  31,770,362
    Japan Transcity Corp.............................................    157,600     809,078
    Japan Wool Textile Co., Ltd. (The)...............................    243,100   2,389,794
    Jastec Co., Ltd..................................................     35,900     381,218
    JBCC Holdings, Inc...............................................     52,400     872,940
    JCR Pharmaceuticals Co., Ltd.....................................     13,500   1,040,293
    JCU Corp.........................................................    145,600   3,567,822
    Jeol, Ltd........................................................    124,100   3,289,001
    JFE Holdings, Inc................................................    941,708  11,778,543
#   JFLA Holdings, Inc...............................................     77,800     289,413
    JGC Holdings Corp................................................    749,300  10,837,453
*   JIG-SAW, Inc.....................................................      7,500     309,344
    Jimoto Holdings, Inc.............................................    529,100     506,742
    JINS Holdings, Inc...............................................     59,100   3,692,451
    JK Holdings Co., Ltd.............................................     69,700     369,381
#*  JMC Corp.........................................................     10,400     155,721
    JMS Co., Ltd.....................................................     59,100     368,053
#   Joban Kosan Co., Ltd.............................................     25,499     413,284
    J-Oil Mills, Inc.................................................     50,800   2,136,067

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Joshin Denki Co., Ltd............................................    71,900 $ 1,441,691
    JP-Holdings, Inc.................................................   150,000     397,793
    JSB Co., Ltd.....................................................       400      19,616
    JSP Corp.........................................................    64,500   1,195,547
    JSR Corp.........................................................   536,200  10,066,473
    JTEKT Corp.......................................................   856,600  10,925,405
    Juki Corp........................................................   216,599   1,953,720
    Juroku Bank, Ltd. (The)..........................................   150,400   3,441,810
    Justsystems Corp.................................................    62,100   2,553,327
    JVCKenwood Corp.................................................. 1,030,370   3,003,232
    JXTG Holdings, Inc............................................... 8,162,620  38,154,038
    K&O Energy Group, Inc............................................    65,400     984,603
#*  Kadokawa Dwango..................................................   273,653   3,911,610
    Kadoya Sesame Mills, Inc.........................................     6,800     248,576
    Kaga Electronics Co., Ltd........................................    88,400   1,713,522
    Kagome Co., Ltd..................................................    15,600     393,196
    Kajima Corp...................................................... 1,076,500  14,793,879
    Kakaku.com, Inc..................................................   289,200   6,715,187
    Kaken Pharmaceutical Co., Ltd....................................   104,100   5,103,891
#   Kakiyasu Honten Co., Ltd.........................................    28,300     562,393
#   Kamakura Shinsho, Ltd............................................    43,600     599,498
    Kameda Seika Co., Ltd............................................    51,500   2,316,524
    Kamei Corp.......................................................   122,800   1,401,992
    Kamigumi Co., Ltd................................................   319,900   7,233,303
    Kanaden Corp.....................................................    82,700   1,013,336
    Kanagawa Chuo Kotsu Co., Ltd.....................................    17,500     630,556
    Kanamic Network Co., Ltd.........................................    62,400     355,705
#   Kanamoto Co., Ltd................................................   190,800   5,100,865
    Kandenko Co., Ltd................................................   474,600   4,487,515
    Kaneka Corp......................................................   193,400   6,438,010
    Kaneko Seeds Co., Ltd............................................     2,700      37,948
    Kanematsu Corp...................................................   433,200   5,277,603
    Kanematsu Electronics, Ltd.......................................    71,100   2,214,383
    Kansai Electric Power Co., Inc. (The)............................   425,400   4,962,771
    Kansai Mirai Financial Group, Inc................................   380,103   2,472,938
    Kansai Paint Co., Ltd............................................   152,900   3,682,571
    Kansai Super Market, Ltd.........................................    12,400     120,123
    Kanto Denka Kogyo Co., Ltd.......................................   324,800   2,871,725
    Kao Corp.........................................................   419,000  33,687,033
    Kappa Create Co., Ltd............................................    34,400     444,139
    Kasai Kogyo Co., Ltd.............................................   156,000   1,262,598
#   Katakura & Co-op Agri Corp.......................................    12,200     137,292
    Katakura Industries Co., Ltd.....................................   113,000   1,456,393
    Kato Sangyo Co., Ltd.............................................    69,200   2,196,611
    Kato Works Co., Ltd..............................................    50,926     963,244
    KAWADA TECHNOLOGIES, Inc.........................................    23,800   1,568,732
#   Kawagishi Bridge Works Co., Ltd..................................     9,600     212,362
    Kawai Musical Instruments Manufacturing Co., Ltd.................    25,300     714,173
    Kawasaki Heavy Industries, Ltd...................................   610,800  14,658,177
    Kawasaki Kinkai Kisen Kaisha, Ltd................................     2,800      75,033
*   Kawasaki Kisen Kaisha, Ltd.......................................   414,998   6,175,140
    Kawasumi Laboratories, Inc.......................................    71,800     579,654
    KDDI Corp........................................................ 2,158,400  59,725,392
    KeePer Technical Laboratory Co., Ltd.............................    24,800     351,641
    Keihan Holdings Co., Ltd.........................................   290,500  13,716,506
    Keihanshin Building Co., Ltd.....................................   190,000   2,376,195
    Keihin Co., Ltd..................................................    12,500     149,711
    Keihin Corp......................................................   291,500   6,929,722
    Keikyu Corp......................................................   148,200   2,950,013

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Keio Corp........................................................    79,100 $ 4,893,396
    Keisei Electric Railway Co., Ltd.................................   103,000   4,211,200
    Keiyo Bank, Ltd. (The)...........................................   537,300   3,369,617
    Keiyo Co., Ltd...................................................   167,100     815,628
    KEL Corp.........................................................    14,100     108,988
    Kenedix, Inc.....................................................   306,100   1,666,148
    Kenko Mayonnaise Co., Ltd........................................    64,000   1,510,700
    Kewpie Corp......................................................   289,200   6,564,023
#   Key Coffee, Inc..................................................    51,200   1,103,470
    Keyence Corp.....................................................    42,410  26,815,691
    KFC Holdings Japan, Ltd..........................................    56,300   1,205,419
    KH Neochem Co., Ltd..............................................   128,600   3,131,659
    Kikkoman Corp....................................................    72,650   3,494,656
    Kimoto Co., Ltd..................................................   195,300     305,877
#   Kimura Chemical Plants Co., Ltd..................................    90,500     376,229
    Kimura Unity Co., Ltd............................................     8,500      86,939
    Kinden Corp......................................................   340,700   5,125,098
    King Jim Co., Ltd................................................    15,500     125,776
*   Kinki Sharyo Co., Ltd. (The).....................................    23,900     350,264
    Kintetsu Department Store Co., Ltd...............................    20,600     656,696
    Kintetsu Group Holdings Co., Ltd.................................   134,400   7,325,595
    Kintetsu World Express, Inc......................................   213,400   3,451,169
    Kirin Holdings Co., Ltd..........................................   805,380  17,085,610
    Kirindo Holdings Co., Ltd........................................    48,200     964,858
    Kissei Pharmaceutical Co., Ltd...................................   150,800   3,884,971
    Ki-Star Real Estate Co., Ltd.....................................    46,800     840,198
    Kitagawa Corp....................................................    50,500     974,456
    Kita-Nippon Bank, Ltd. (The).....................................    36,800     648,993
    Kitano Construction Corp.........................................    21,600     565,757
#   Kitanotatsujin Corp..............................................   253,000   1,440,134
    Kito Corp........................................................   157,800   2,401,267
    Kitz Corp........................................................   385,700   2,628,523
    Kiyo Bank, Ltd. (The)............................................   317,100   4,892,593
#*  KLab, Inc........................................................   260,600   2,319,119
*   KNT-CT Holdings Co., Ltd.........................................    34,900     491,014
    Koa Corp.........................................................   113,900   1,431,320
    Koatsu Gas Kogyo Co., Ltd........................................    94,000     743,971
    Kobayashi Pharmaceutical Co., Ltd................................    42,400   3,390,304
#   Kobe Bussan Co., Ltd.............................................   200,800   5,941,826
#*  Kobe Electric Railway Co., Ltd...................................    15,400     560,657
#   Kobe Steel, Ltd.................................................. 1,817,282   9,770,657
#   Kobelco Eco-Solutions Co., Ltd...................................     8,000     125,984
    Kohnan Shoji Co., Ltd............................................   123,200   2,861,001
    Kohsoku Corp.....................................................    38,800     463,543
    Koike Sanso Kogyo Co., Ltd.......................................     4,000      79,100
    Koito Manufacturing Co., Ltd.....................................   173,800   9,092,031
    Kojima Co., Ltd..................................................   244,300     962,422
    Kokusai Co., Ltd.................................................    13,700      90,557
    Kokuyo Co., Ltd..................................................   371,764   5,455,414
    KOMAIHALTEC, Inc.................................................    22,100     355,276
#   Komatsu Matere Co., Ltd..........................................   136,100   1,056,280
    Komatsu Wall Industry Co., Ltd...................................    32,800     684,746
    Komatsu, Ltd.....................................................   978,000  22,899,781
    KOMEDA Holdings Co., Ltd.........................................   199,500   3,877,561
    Komehyo Co., Ltd.................................................    37,800     383,123
    Komeri Co., Ltd..................................................   147,700   3,165,255
    Komori Corp......................................................   310,900   3,310,528
    Konaka Co., Ltd..................................................   321,380   1,250,852
    Konami Holdings Corp.............................................   173,162   7,601,603

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Kondotec, Inc....................................................    64,100 $   578,707
    Konica Minolta, Inc.............................................. 1,822,500  13,376,782
    Konishi Co., Ltd.................................................   107,000   1,510,366
    Konoike Transport Co., Ltd.......................................   117,400   1,789,439
    Konoshima Chemical Co., Ltd......................................    39,300     318,229
*   Kosaido Co., Ltd.................................................    74,600     499,449
    Kose Corp........................................................    49,800   8,829,235
#   Kosei Securities Co., Ltd. (The).................................    31,000     180,858
    Koshidaka Holdings Co., Ltd......................................   185,600   2,695,097
    Kotobuki Spirits Co., Ltd........................................    86,200   5,931,704
#   Kourakuen Holdings Corp..........................................    45,100     841,034
    Kozo Keikaku Engineering, Inc....................................     6,200     149,816
    Krosaki Harima Corp..............................................    36,000   1,928,936
#   KRS Corp.........................................................    39,600     703,086
    K's Holdings Corp................................................   673,680   7,697,006
    KU Holdings Co., Ltd.............................................    51,000     412,692
    Kubota Corp., Sponsored ADR......................................    43,382   3,435,854
    Kubota Corp......................................................   127,700   2,028,291
    Kumagai Gumi Co., Ltd............................................   224,100   6,909,027
#   Kumiai Chemical Industry Co., Ltd................................   369,965   3,421,331
    Kura Sushi, Inc..................................................    41,800   1,758,511
    Kurabo Industries, Ltd...........................................    84,600   1,937,039
    Kuraray Co., Ltd................................................. 1,176,000  13,991,234
    Kureha Corp......................................................   106,900   6,832,381
    Kurimoto, Ltd....................................................    50,900     827,284
    Kurita Water Industries, Ltd.....................................   209,800   6,039,638
    Kuriyama Holdings Corp...........................................    54,600     417,362
    Kushikatsu Tanaka Holdings Co....................................    15,500     340,549
    Kusuri no Aoki Holdings Co., Ltd.................................    45,800   3,415,641
*   KYB Corp.........................................................   307,600   9,823,470
    Kyocera Corp.....................................................   165,930  10,886,147
#   Kyoden Co., Ltd..................................................   161,300     461,758
    Kyodo Printing Co., Ltd..........................................    36,200     917,270
    Kyoei Steel, Ltd.................................................   103,500   1,884,800
#   Kyokuto Boeki Kaisha, Ltd........................................    32,759     599,343
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................   155,200   2,079,981
    Kyokuto Securities Co., Ltd......................................   118,200     882,574
    Kyokuyo Co., Ltd.................................................    45,200   1,210,186
    KYORIN Holdings, Inc.............................................   198,400   3,475,172
#   Kyoritsu Maintenance Co., Ltd....................................   157,374   6,961,577
    Kyoritsu Printing Co., Ltd.......................................   170,500     254,537
    Kyosan Electric Manufacturing Co., Ltd...........................   184,500     865,650
#   Kyoto Kimono Yuzen Co., Ltd......................................    17,500      56,836
    Kyowa Electronic Instruments Co., Ltd............................   103,400     414,585
    Kyowa Exeo Corp..................................................   282,248   7,180,928
    Kyowa Kirin Co., Ltd.............................................    60,800   1,118,721
    Kyowa Leather Cloth Co., Ltd.....................................    58,800     429,745
    Kyudenko Corp....................................................   165,000   5,391,643
    Kyushu Electric Power Co., Inc...................................   312,600   3,123,957
    Kyushu Financial Group, Inc...................................... 1,067,400   4,308,429
    Kyushu Railway Co................................................   112,200   3,706,812
    LAC Co., Ltd.....................................................    59,000     707,624
#   Lacto Japan Co., Ltd.............................................    27,600     897,845
    Land Business Co., Ltd...........................................     2,900      20,255
#*  Laox Co., Ltd....................................................   212,199     533,004
    Lasertec Corp....................................................   165,200  11,875,572
    Lawson, Inc......................................................    67,600   3,729,249
    LEC, Inc.........................................................   125,100   1,259,292
#*  Leopalace21 Corp................................................. 1,614,100   4,404,028

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Life Corp........................................................    80,400 $ 1,845,398
*   LIFULL Co., Ltd..................................................   278,500   1,692,633
    Like Co., Ltd....................................................    34,600     565,154
*   LINE Corp........................................................    13,500     496,623
#   Linical Co., Ltd.................................................    43,100     397,741
#   Link And Motivation, Inc.........................................   125,100     670,447
    Lintec Corp......................................................   205,600   4,318,176
    Lion Corp........................................................   204,900   4,288,035
*   Litalico, Inc....................................................    21,300     447,624
    LIXIL Group Corp.................................................   574,219  10,679,271
    LIXIL VIVA Corp..................................................    27,100     468,565
    Lonseal Corp.....................................................     5,700      87,675
    Look Holdings, Inc...............................................    29,100     303,243
*   M&A Capital Partners Co., Ltd....................................    30,200   2,013,041
    M3, Inc..........................................................   357,500   8,566,901
    Mabuchi Motor Co., Ltd...........................................    40,800   1,653,095
    Macnica Fuji Electronics Holdings, Inc...........................   236,750   4,013,095
    Macromill, Inc...................................................   131,900   1,174,758
    Maeda Corp.......................................................   485,800   4,508,622
#   Maeda Kosen Co., Ltd.............................................   129,600   2,165,021
    Maeda Road Construction Co., Ltd.................................   211,700   4,554,371
    Maezawa Kasei Industries Co., Ltd................................    58,900     645,142
    Maezawa Kyuso Industries Co., Ltd................................    44,100     873,244
    Makino Milling Machine Co., Ltd..................................   122,400   6,085,624
    Makita Corp., Sponsored ADR......................................     1,200      40,428
    Makita Corp......................................................    98,200   3,302,550
#   Mamezou Holdings Co., Ltd........................................   126,300   2,070,452
    Mamiya-Op Co., Ltd...............................................    20,799     192,043
    Mandom Corp......................................................    45,700   1,266,433
    Mani, Inc........................................................   110,100   2,906,698
    MarkLines Co., Ltd...............................................    46,500     910,210
    Mars Group Holdings Corp.........................................    58,900   1,089,628
    Marubeni Corp.................................................... 1,184,759   8,338,425
    Marubun Corp.....................................................    95,400     542,825
    Marudai Food Co., Ltd............................................    91,100   1,962,414
    Marufuji Sheet Piling Co., Ltd...................................     2,700      55,456
    Maruha Nichiro Corp..............................................   290,281   7,539,280
    Marui Group Co., Ltd.............................................   253,100   5,626,503
    Maruichi Steel Tube, Ltd.........................................   124,300   3,394,425
    Maruka Corp......................................................    24,400     533,630
    Marumae Co., Ltd.................................................    23,900     236,451
#   Marusan Securities Co., Ltd......................................   213,900   1,031,489
    Maruwa Co., Ltd..................................................    57,700   3,759,939
#   Maruwa Unyu Kikan Co., Ltd.......................................    92,000   2,022,478
    Maruyama Manufacturing Co., Inc..................................    15,400     180,176
    Maruzen CHI Holdings Co., Ltd....................................    93,600     326,055
    Maruzen Co., Ltd.................................................    24,800     439,887
    Maruzen Showa Unyu Co., Ltd......................................    59,000   1,658,226
    Marvelous, Inc...................................................   234,000   1,651,564
#   Matching Service Japan Co., Ltd..................................    26,400     325,400
    Matsuda Sangyo Co., Ltd..........................................    63,362     952,200
    Matsui Construction Co., Ltd.....................................    92,100     719,410
    Matsui Securities Co., Ltd.......................................   216,000   1,779,012
    Matsumotokiyoshi Holdings Co., Ltd...............................   172,200   6,065,610
#   Matsuya Co., Ltd.................................................    40,700     314,844
    Matsuyafoods Holdings Co., Ltd...................................    40,600   1,526,278
    Max Co., Ltd.....................................................    99,400   1,823,608
    Maxell Holdings, Ltd.............................................   280,700   3,874,163
    Maxvalu Nishinihon Co., Ltd......................................     1,700      26,727

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Maxvalu Tokai Co., Ltd...........................................    24,500 $   501,010
    Mazda Motor Corp................................................. 1,363,900  12,521,032
    McDonald's Holdings Co. Japan, Ltd...............................    71,900   3,608,846
    MCJ Co., Ltd.....................................................   466,400   3,078,044
    Mebuki Financial Group, Inc...................................... 2,986,791   7,588,279
    MEC Co., Ltd.....................................................    44,400     744,251
    Media Do Holdings Co., Ltd.......................................    24,500     765,094
*   Medical Data Vision Co., Ltd.....................................    52,600     549,041
    Medical System Network Co., Ltd..................................   162,500     810,504
    Medipal Holdings Corp............................................   238,100   5,439,995
#   Medius Holdings Co., Ltd.........................................     8,700      64,555
    Megachips Corp...................................................   107,600   2,036,770
    Megmilk Snow Brand Co., Ltd......................................   266,900   6,419,324
    Meidensha Corp...................................................   232,000   4,451,062
    Meiji Electric Industries Co., Ltd...............................    24,300     334,895
    MEIJI Holdings Co., Ltd..........................................   137,920   9,940,973
    Meiji Shipping Co., Ltd..........................................    65,900     211,271
#   Meiko Electronics Co., Ltd.......................................   163,900   2,688,052
    Meiko Network Japan Co., Ltd.....................................    84,300     748,891
    Meisei Industrial Co., Ltd.......................................   167,700   1,332,665
    Meitec Corp......................................................   112,400   5,859,445
    Meito Sangyo Co., Ltd............................................    35,600     428,659
    Meiwa Corp.......................................................   106,000     566,984
    Meiwa Estate Co., Ltd............................................    67,200     358,355
    Melco Holdings, Inc..............................................     5,900     158,648
#   Members Co., Ltd.................................................    25,200     447,553
    Menicon Co., Ltd.................................................   145,500   5,148,383
    Mercuria Investment Co., Ltd.....................................    40,700     290,648
    Mesco, Inc.......................................................    12,400     105,490
#*  Metaps, Inc......................................................     6,000      52,834
    METAWATER Co., Ltd...............................................    30,200   1,183,459
    Michinoku Bank, Ltd. (The).......................................    87,209   1,390,546
    Micronics Japan Co., Ltd.........................................   106,000     991,680
    Mie Kotsu Group Holdings, Inc....................................   273,800   1,517,907
    Mikuni Corp......................................................   142,900     476,042
    Milbon Co., Ltd..................................................    78,572   4,303,486
    Mimaki Engineering Co., Ltd......................................   110,700     555,069
    Mimasu Semiconductor Industry Co., Ltd...........................   118,300   2,310,730
    Minebea Mitsumi, Inc............................................. 1,038,826  19,728,908
#   Ministop Co., Ltd................................................    83,800   1,127,300
    Miraca Holdings, Inc.............................................   282,400   6,665,264
    Miraial Co., Ltd.................................................    35,800     487,296
    Mirait Holdings Corp.............................................   286,410   4,598,887
#   Miroku Jyoho Service Co., Ltd....................................    75,800   1,997,929
    Misawa Homes Co., Ltd............................................   141,000   1,512,225
    MISUMI Group, Inc................................................   200,700   5,045,345
#   Mitachi Co., Ltd.................................................     7,700      53,043
    Mitani Corp......................................................    35,400   1,778,502
    Mitani Sekisan Co., Ltd..........................................     7,000     232,210
#   Mito Securities Co., Ltd.........................................   409,700     899,490
    Mitsuba Corp.....................................................   325,900   2,056,591
    Mitsubishi Chemical Holdings Corp................................ 3,872,160  29,510,592
    Mitsubishi Corp.................................................. 1,079,700  27,461,527
    Mitsubishi Electric Corp......................................... 1,447,500  20,681,072
    Mitsubishi Estate Co., Ltd.......................................   574,020  11,144,808
    Mitsubishi Gas Chemical Co., Inc.................................   548,100   7,731,999
    Mitsubishi Heavy Industries, Ltd.................................   236,200   9,558,857
    Mitsubishi Kakoki Kaisha, Ltd....................................    30,900     554,985
    Mitsubishi Logisnext Co., Ltd....................................   208,800   2,246,618

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
JAPAN -- (Continued)
    Mitsubishi Logistics Corp........................................    195,099 $ 4,952,529
    Mitsubishi Materials Corp........................................    420,320  12,086,308
    Mitsubishi Motors Corp...........................................  1,788,400   8,165,478
    Mitsubishi Paper Mills, Ltd......................................    163,000     742,200
    Mitsubishi Pencil Co., Ltd.......................................     56,300     888,982
    Mitsubishi Research Institute, Inc...............................     36,300   1,285,337
    Mitsubishi Shokuhin Co., Ltd.....................................     75,200   1,906,840
    Mitsubishi Steel Manufacturing Co., Ltd..........................     65,600     698,869
    Mitsubishi Tanabe Pharma Corp....................................    441,700   5,286,391
#   Mitsubishi UFJ Financial Group, Inc., Sponsored ADR..............  1,397,172   7,237,351
    Mitsubishi UFJ Financial Group, Inc..............................  9,210,200  47,748,332
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................  1,989,400  12,212,895
    Mitsuboshi Belting, Ltd..........................................     86,500   1,627,582
    Mitsui & Co., Ltd., Sponsored ADR................................     15,092   5,173,009
    Mitsui & Co., Ltd................................................    971,445  16,683,559
    Mitsui Chemicals, Inc............................................    704,113  16,744,812
*   Mitsui E&S Holdings Co., Ltd.....................................    463,500   4,691,397
    Mitsui Fudosan Co., Ltd..........................................    341,500   8,736,537
    Mitsui High-Tec, Inc.............................................    118,500   2,037,669
    Mitsui Matsushima Holdings Co., Ltd..............................     59,000     703,522
    Mitsui Mining & Smelting Co., Ltd................................    379,700  10,611,719
    Mitsui OSK Lines, Ltd............................................    492,700  13,420,417
    Mitsui Sugar Co., Ltd............................................     78,700   1,711,259
    Mitsui-Soko Holdings Co., Ltd....................................    145,000   2,351,126
    Mitsumura Printing Co., Ltd......................................      1,500      25,498
#   Mitsuuroko Group Holdings Co., Ltd...............................    122,500   1,319,329
    Miura Co., Ltd...................................................     35,200   1,060,684
    Mixi, Inc........................................................    315,200   6,090,904
    Miyaji Engineering Group, Inc....................................     31,800     606,431
    Miyazaki Bank, Ltd. (The)........................................     74,300   1,901,416
    Miyoshi Oil & Fat Co., Ltd.......................................     40,300     464,531
    Mizuho Financial Group, Inc...................................... 19,453,460  30,201,019
    Mizuho Leasing Co., Ltd..........................................    165,700   4,666,987
    Mizuho Medy Co., Ltd.............................................     13,100     344,226
    Mizuno Corp......................................................     92,921   2,430,391
*   Mobile Factory, Inc..............................................     19,700     257,668
    Mochida Pharmaceutical Co., Ltd..................................     42,098   1,680,041
    Modec, Inc.......................................................    103,600   2,841,776
    Molitec Steel Co., Ltd...........................................     55,500     237,892
#   Monex Group, Inc.................................................    956,200   2,335,851
#   Money Partners Group Co., Ltd....................................     88,500     210,990
    Monogatari Corp. (The)...........................................     27,200   2,349,112
    MonotaRO Co., Ltd................................................    271,200   8,193,112
#   MORESCO Corp.....................................................     40,400     500,123
    Mori-Gumi Co., Ltd...............................................     51,800     151,327
    Morinaga & Co., Ltd..............................................    112,800   5,572,262
    Morinaga Milk Industry Co., Ltd..................................    241,100   9,373,534
    Morita Holdings Corp.............................................    148,900   2,494,833
    Morito Co., Ltd..................................................     76,000     564,134
#   Morozoff, Ltd....................................................      9,399     448,300
    Mory Industries, Inc.............................................     27,200     579,330
    MrMax Holdings, Ltd..............................................     93,900     416,479
    MS&AD Insurance Group Holdings, Inc..............................    370,874  11,975,972
    MTI, Ltd.........................................................    173,700   1,126,637
    Mugen Estate Co., Ltd............................................     83,800     520,922
    Murata Manufacturing Co., Ltd....................................    457,720  24,922,009
    Musashi Seimitsu Industry Co., Ltd...............................    296,600   4,120,205
    Musashino Bank, Ltd. (The).......................................    144,800   2,524,478
    Mutoh Holdings Co., Ltd..........................................     11,700     194,595

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#*  Mynet, Inc.......................................................    41,900 $   215,654
    N Field Co., Ltd.................................................    51,800     303,809
    Nabtesco Corp....................................................   196,600   6,258,722
#   NAC Co., Ltd.....................................................    65,800     630,652
    Nachi-Fujikoshi Corp.............................................   102,000   4,881,068
#   Nadex Co., Ltd...................................................     7,600      63,995
    Nafco Co., Ltd...................................................     1,100      13,184
#   Nagano Bank, Ltd. (The)..........................................    39,700     599,253
    Nagano Keiki Co., Ltd............................................    55,400     380,870
    Nagase & Co., Ltd................................................   418,200   6,323,619
    Nagatanien Holdings Co., Ltd.....................................    32,500     645,848
    Nagawa Co., Ltd..................................................     6,600     401,884
    Nagoya Railroad Co., Ltd.........................................   248,299   7,892,893
    Naigai Trans Line, Ltd...........................................    26,700     376,231
    Nakabayashi Co., Ltd.............................................    88,700     444,060
#   Nakamoto Packs Co., Ltd..........................................    15,100     209,522
    Nakamuraya Co., Ltd..............................................    11,000     484,573
    Nakanishi, Inc...................................................   102,300   1,705,567
    Nakano Corp......................................................    76,100     348,724
    Nakayama Steel Works, Ltd........................................   116,700     499,084
    Nakayo, Inc......................................................     6,200      96,313
    Namura Shipbuilding Co., Ltd.....................................   317,948     887,677
    Nankai Electric Railway Co., Ltd.................................   171,100   4,446,362
    Nanto Bank, Ltd. (The)...........................................   149,501   3,790,974
    Narasaki Sangyo Co., Ltd.........................................    13,400     236,914
    Natori Co., Ltd..................................................    25,700     402,616
    NEC Capital Solutions, Ltd.......................................    64,100   1,358,332
    NEC Corp.........................................................   520,380  20,622,971
    NEC Networks & System Integration Corp...........................    77,000   2,430,428
    NET One Systems Co., Ltd.........................................   291,700   7,864,395
    Neturen Co., Ltd.................................................   160,700   1,415,015
*   New Japan Chemical Co., Ltd......................................   182,200     339,689
*   Nexon Co., Ltd...................................................   214,600   2,486,837
    Nextage Co., Ltd.................................................   149,900   1,487,353
#   Nexyz Group Corp.................................................    27,100     546,987
    NF Corp..........................................................    11,300     253,809
    NFC Holdings, Inc................................................     3,000      63,001
    NGK Insulators, Ltd..............................................   597,000   9,171,567
    NGK Spark Plug Co., Ltd..........................................   423,800   8,592,035
    NH Foods, Ltd....................................................   180,299   7,575,416
    NHK Spring Co., Ltd.............................................. 1,197,637   9,783,737
    Nicca Chemical Co., Ltd..........................................    11,200      92,155
#*  Nice Holdings, Inc...............................................    36,100     303,249
#   Nichia Steel Works, Ltd..........................................   249,101     768,806
    Nichias Corp.....................................................   335,600   7,079,862
    Nichiban Co., Ltd................................................    36,500     620,977
    Nichicon Corp....................................................   288,800   2,841,960
    Nichiden Corp....................................................    45,900     865,622
    Nichiha Corp.....................................................   149,800   4,307,389
    NichiiGakkan Co., Ltd............................................   306,300   5,193,153
    Nichi-iko Pharmaceutical Co., Ltd................................   293,950   3,444,212
#   Nichimo Co., Ltd.................................................     4,800      83,959
    Nichirei Corp....................................................   417,999   9,599,260
    Nichireki Co., Ltd...............................................   132,100   1,567,957
    Nichirin Co., Ltd................................................    61,830     981,883
    Nidec Corp.......................................................    98,978  14,572,084
#   Nidec Corp., Sponsored ADR.......................................    20,578     759,328
    Nifco, Inc.......................................................   268,700   7,092,574
    Nihon Chouzai Co., Ltd...........................................    49,260   1,793,666

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#*  Nihon Dempa Kogyo Co., Ltd.......................................   403,700 $ 1,703,351
    Nihon Dengi Co., Ltd.............................................     6,800     181,251
    Nihon Denkei Co., Ltd............................................    19,400     231,475
    Nihon Flush Co., Ltd.............................................    32,500     734,590
#   Nihon House Holdings Co., Ltd....................................   229,600   1,074,486
#   Nihon Kagaku Sangyo Co., Ltd.....................................    54,300     546,755
    Nihon Kohden Corp................................................   129,000   3,859,380
    Nihon M&A Center, Inc............................................   282,600   8,592,474
#   Nihon Nohyaku Co., Ltd...........................................   257,000   1,350,339
    Nihon Parkerizing Co., Ltd.......................................   253,600   2,973,453
    Nihon Plast Co., Ltd.............................................   100,700     693,163
    Nihon Tokushu Toryo Co., Ltd.....................................    48,700     532,671
    Nihon Unisys, Ltd................................................   369,700  12,203,595
    Nihon Yamamura Glass Co., Ltd....................................    46,400     554,746
    Nikkato Corp.....................................................    24,500     183,762
    Nikkiso Co., Ltd.................................................   214,300   2,315,245
    Nikko Co., Ltd...................................................   130,500     800,544
    Nikkon Holdings Co., Ltd.........................................   260,400   6,329,746
    Nikon Corp.......................................................   499,600   6,370,049
    Nintendo Co., Ltd................................................    23,100   8,472,788
    Nippi, Inc.......................................................     8,500     307,460
    Nippo Corp.......................................................   204,400   4,199,893
    Nippon Air Conditioning Services Co., Ltd........................    69,900     468,607
    Nippon Aqua Co., Ltd.............................................     9,900      61,281
    Nippon Beet Sugar Manufacturing Co., Ltd.........................    56,300   1,103,702
    Nippon Carbide Industries Co., Inc...............................    44,800     604,123
#   Nippon Carbon Co., Ltd...........................................    53,400   2,048,822
    Nippon Chemical Industrial Co., Ltd..............................    24,900     732,693
    Nippon Chemi-Con Corp............................................   100,400   1,659,543
    Nippon Chemiphar Co., Ltd........................................    10,000     292,080
    Nippon Coke & Engineering Co., Ltd............................... 1,045,400     837,851
    Nippon Commercial Development Co., Ltd...........................    63,300     903,273
    Nippon Concept Corp..............................................    31,800     428,619
    Nippon Concrete Industries Co., Ltd..............................   257,900     742,028
#   Nippon Denko Co., Ltd............................................   830,450   1,439,357
    Nippon Densetsu Kogyo Co., Ltd...................................   160,100   3,465,636
    Nippon Electric Glass Co., Ltd...................................   280,400   6,316,444
    Nippon Express Co., Ltd..........................................   215,576  12,299,824
    Nippon Felt Co., Ltd.............................................    15,100      69,594
#   Nippon Filcon Co., Ltd...........................................    48,800     238,271
#   Nippon Fine Chemical Co., Ltd....................................    54,900     640,154
    Nippon Flour Mills Co., Ltd......................................   342,900   5,506,773
    Nippon Gas Co., Ltd..............................................   189,100   5,352,568
    Nippon Hume Corp.................................................   112,100     846,062
    Nippon Kanzai Co., Ltd...........................................    21,800     383,749
    Nippon Kayaku Co., Ltd...........................................   433,700   5,270,880
    Nippon Kinzoku Co., Ltd..........................................    35,200     283,060
#   Nippon Kodoshi Corp..............................................    46,700     610,920
    Nippon Koei Co., Ltd.............................................    68,300   2,112,965
    Nippon Koshuha Steel Co., Ltd....................................    46,700     195,406
    Nippon Light Metal Holdings Co., Ltd............................. 3,906,300   7,597,904
    Nippon Paint Holdings Co., Ltd...................................    82,400   4,487,544
    Nippon Paper Industries Co., Ltd.................................   463,602   7,991,386
    Nippon Parking Development Co., Ltd., Class C....................   805,200   1,223,227
    Nippon Pillar Packing Co., Ltd...................................    97,200   1,309,398
    Nippon Piston Ring Co., Ltd......................................    28,500     361,388
    Nippon Rietec Co., Ltd...........................................     3,000      34,881
    Nippon Road Co., Ltd. (The)......................................    36,000   2,199,662
    Nippon Seiki Co., Ltd............................................   153,100   2,367,140

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Nippon Seisen Co., Ltd...........................................    13,400 $   341,600
#*  Nippon Sharyo, Ltd...............................................    56,299   1,433,111
    Nippon Sheet Glass Co., Ltd......................................   650,700   4,076,845
    Nippon Shinyaku Co., Ltd.........................................    20,200   1,822,376
    Nippon Shokubai Co., Ltd.........................................    90,000   5,549,660
    Nippon Signal Co., Ltd...........................................   246,700   2,842,868
    Nippon Soda Co., Ltd.............................................   137,400   3,659,715
    Nippon Steel Corp................................................ 1,042,879  15,221,359
    Nippon Steel Trading Corp........................................    73,500   3,077,282
    Nippon Suisan Kaisha, Ltd........................................ 1,961,500  11,233,603
    Nippon Systemware Co., Ltd.......................................    34,700     840,186
    Nippon Telegraph & Telephone Corp................................   277,600  13,780,868
    Nippon Thompson Co., Ltd.........................................   358,900   1,602,720
    Nippon Tungsten Co., Ltd.........................................     4,900      92,624
#   Nippon Yakin Kogyo Co., Ltd......................................    71,909   1,578,503
#   Nippon Yusen K.K.................................................   553,431   9,942,428
    Nipro Corp.......................................................   853,400  10,006,601
    Nishimatsu Construction Co., Ltd.................................   252,800   5,263,520
    Nishimatsuya Chain Co., Ltd......................................   182,900   1,627,637
    Nishimoto Co., Ltd...............................................       700      22,569
    Nishi-Nippon Financial Holdings, Inc.............................   660,314   4,893,071
#   Nishi-Nippon Railroad Co., Ltd...................................   190,500   4,420,056
    Nishio Rent All Co., Ltd.........................................   115,100   3,092,179
    Nissan Chemical Corp.............................................   211,500   8,683,737
    Nissan Motor Co., Ltd............................................ 5,022,100  31,692,361
    Nissan Shatai Co., Ltd...........................................   259,200   2,388,644
    Nissan Tokyo Sales Holdings Co., Ltd.............................   123,500     344,077
#   Nissei ASB Machine Co., Ltd......................................    36,500   1,308,741
    Nissei Plastic Industrial Co., Ltd...............................    67,900     700,956
    Nissha Co., Ltd..................................................   153,800   1,601,779
    Nisshin Fudosan Co...............................................   166,700     776,954
    Nisshin Oillio Group, Ltd. (The).................................   167,600   5,868,801
    Nisshin Seifun Group, Inc........................................    62,645   1,241,887
    Nisshinbo Holdings, Inc..........................................   611,541   5,091,550
    Nissin Corp......................................................    66,600   1,054,155
    Nissin Electric Co., Ltd.........................................   254,300   2,977,032
    Nissin Foods Holdings Co., Ltd...................................    11,975     904,548
    Nissin Kogyo Co., Ltd............................................   197,200   4,038,452
    Nissin Sugar Co., Ltd............................................    59,800   1,104,958
    Nissui Pharmaceutical Co., Ltd...................................    59,500     735,582
    Nitori Holdings Co., Ltd.........................................    37,900   5,768,800
    Nitta Corp.......................................................    76,400   2,228,323
    Nitta Gelatin, Inc...............................................    53,700     351,362
    Nittan Valve Co., Ltd............................................   112,600     290,458
    Nittetsu Mining Co., Ltd.........................................    53,901   2,260,949
    Nitto Boseki Co., Ltd............................................   108,400   3,304,612
    Nitto Denko Corp.................................................   300,600  16,630,907
#   Nitto Fuji Flour Milling Co., Ltd................................       900      52,704
    Nitto Kogyo Corp.................................................    98,300   2,065,302
    Nitto Kohki Co., Ltd.............................................    46,800   1,009,469
    Nitto Seiko Co., Ltd.............................................   135,900     764,106
    Nittoc Construction Co., Ltd.....................................   122,549     807,922
    NJS Co., Ltd.....................................................    28,200     436,391
#   nms Holdings Co..................................................    44,600     166,624
    Noda Corp........................................................    53,100     385,245
    Noevir Holdings Co., Ltd.........................................    52,700   2,844,662
    NOF Corp.........................................................   192,200   6,492,330
    Nohmi Bosai, Ltd.................................................    77,900   1,621,705
    Nojima Corp......................................................   210,400   3,732,340

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#   NOK Corp.........................................................   368,200 $ 5,767,134
    Nomura Co., Ltd..................................................   251,000   3,097,800
    Nomura Holdings, Inc............................................. 2,467,998  11,217,006
    Nomura Holdings, Inc., Sponsored ADR.............................   304,662   1,386,212
    Nomura Real Estate Holdings, Inc.................................   435,600  10,323,445
    Nomura Research Institute, Ltd...................................   239,085   5,075,943
    Noritake Co., Ltd................................................    52,700   2,421,122
    Noritsu Koki Co., Ltd............................................    91,800   1,324,648
    Noritz Corp......................................................   139,600   1,725,722
    North Pacific Bank, Ltd.......................................... 1,589,600   3,418,001
    Nozawa Corp......................................................    30,300     190,705
    NS Solutions Corp................................................   136,600   4,644,141
#   NS Tool Co., Ltd.................................................    38,200     744,783
    NS United Kaiun Kaisha, Ltd......................................    65,700   1,487,763
    NSD Co., Ltd.....................................................    82,039   2,528,820
    NSK, Ltd......................................................... 1,461,347  13,588,202
    NTN Corp......................................................... 3,263,800  10,119,581
    NTT Data Corp....................................................   563,200   7,395,289
    NTT DOCOMO, Inc.................................................. 1,433,300  39,294,059
    NuFlare Technology, Inc..........................................    23,400   1,743,367
#   OAK Capital Corp.................................................   223,600     275,885
    Oat Agrio Co., Ltd...............................................    20,400     331,492
    Obara Group, Inc.................................................    53,300   1,987,021
    Obayashi Corp.................................................... 1,740,400  17,911,132
    OBIC Business Consultants Co., Ltd...............................     4,500     180,286
    Obic Co., Ltd....................................................    15,200   1,903,119
    Odakyu Electric Railway Co., Ltd.................................   220,300   5,362,582
    Odelic Co., Ltd..................................................    17,800     654,473
    Oenon Holdings, Inc..............................................   263,000     969,252
    Ogaki Kyoritsu Bank, Ltd. (The)..................................   181,000   4,365,715
#   Ohashi Technica, Inc.............................................    44,200     611,674
    Ohba Co., Ltd....................................................    19,400     137,776
    Ohizumi Manufacturing Co., Ltd...................................    10,900      75,672
    Ohki Healthcare Holdings Co., Ltd................................     2,000      18,510
    Ohsho Food Service Corp..........................................    30,100   1,818,824
#   OIE Sangyo Co., Ltd..............................................     1,200      14,516
    Oiles Corp.......................................................    79,901   1,215,025
#*  Oisix ra daichi, Inc.............................................    17,600     226,996
    Oita Bank, Ltd. (The)............................................   146,000   4,035,426
    Oji Holdings Corp................................................ 3,265,800  16,884,967
    Okabe Co., Ltd...................................................   219,600   1,859,288
#   Okada Aiyon Corp.................................................    19,400     241,029
    Okamoto Industries, Inc..........................................    43,900   1,695,401
#   Okamoto Machine Tool Works, Ltd..................................    21,199     545,835
    Okamura Corp.....................................................   217,200   2,178,191
    Okasan Securities Group, Inc.....................................   840,000   2,966,203
#*  Okaya Electric Industries Co., Ltd...............................    25,800      94,150
    Oki Electric Industry Co., Ltd...................................   504,400   6,769,275
    Okinawa Cellular Telephone Co....................................    31,400   1,073,097
#   Okinawa Electric Power Co., Inc. (The)...........................   135,103   2,238,619
    OKK Corp.........................................................    39,000     267,861
    OKUMA Corp.......................................................    99,200   5,927,219
    Okumura Corp.....................................................   166,700   4,721,871
    Okura Industrial Co., Ltd........................................    48,400     890,704
    Okuwa Co., Ltd...................................................   102,000   1,282,624
    Olympic Group Corp...............................................    34,400     194,658
    Olympus Corp..................................................... 1,027,900  13,985,997
    Omron Corp.......................................................   186,600  10,916,431
    Ono Pharmaceutical Co., Ltd......................................    58,200   1,096,305

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    ONO Sokki Co., Ltd...............................................    36,500 $   174,939
    Onoken Co., Ltd..................................................    89,500   1,173,623
    Onward Holdings Co., Ltd.........................................   579,100   3,347,867
    Ootoya Holdings Co., Ltd.........................................     9,800     207,340
*   Open Door, Inc...................................................    42,000     803,429
#   Open House Co., Ltd..............................................   300,200   7,671,477
    Optex Group Co., Ltd.............................................    93,460   1,431,916
    Oracle Corp......................................................    32,600   2,865,414
    Organo Corp......................................................    37,900   2,072,243
    Orient Corp...................................................... 2,044,200   2,986,421
    Oriental Land Co., Ltd...........................................    87,600  12,842,243
    Origin Co., Ltd..................................................    25,500     354,561
    ORIX Corp........................................................ 2,846,800  44,737,152
    ORIX Corp., Sponsored ADR........................................    17,419   1,366,521
    Osaka Gas Co., Ltd...............................................   249,100   4,871,071
    Osaka Organic Chemical Industry, Ltd.............................    70,000     780,455
    Osaka Soda Co., Ltd..............................................    49,799   1,409,734
    Osaka Steel Co., Ltd.............................................    62,700     858,019
    OSAKA Titanium Technologies Co., Ltd.............................   112,500   1,761,207
    Osaki Electric Co., Ltd..........................................   231,700   1,604,254
    OSG Corp.........................................................   409,200   8,752,579
    OSJB Holdings Corp...............................................   571,300   1,390,899
    Otsuka Corp......................................................    97,500   3,931,001
    Otsuka Holdings Co., Ltd.........................................   144,900   6,040,913
#   OUG Holdings, Inc................................................     3,900     102,775
    Outsourcing, Inc.................................................   355,200   3,823,365
    Oyo Corp.........................................................   124,500   1,426,353
    Ozu Corp.........................................................       700      12,036
    Pacific Industrial Co., Ltd......................................   226,200   3,086,555
    Pacific Metals Co., Ltd..........................................   110,600   2,644,494
    Pack Corp. (The).................................................    45,000   1,585,696
    PAL GROUP Holdings Co., Ltd......................................    67,500   2,134,052
    PALTAC Corp......................................................   110,158   5,312,421
#   Paltek Corp......................................................    17,600      86,405
    Pan Pacific International Holdings Corp..........................   478,000   7,524,361
    Panasonic Corp................................................... 3,347,142  28,130,650
    PAPYLESS Co., Ltd................................................    14,700     279,796
#   Paraca, Inc......................................................    28,300     524,636
    Paramount Bed Holdings Co., Ltd..................................    60,500   2,313,338
    Parco Co., Ltd...................................................    94,000   1,132,784
#   Paris Miki Holdings, Inc.........................................   114,600     303,154
#   Park24 Co., Ltd..................................................   292,400   6,905,450
    Parker Corp......................................................     6,000      26,945
*   Pasco Corp.......................................................     4,700      49,494
    Pasona Group, Inc................................................   116,000   1,655,869
    PC Depot Corp....................................................   160,240     711,944
    PCI Holdings, Inc................................................     8,400     166,419
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   104,500     522,573
    Penta-Ocean Construction Co., Ltd................................ 2,051,800  12,586,623
    People Co., Ltd..................................................       800       9,875
    Pepper Food Service Co., Ltd.....................................    49,900     757,485
#*  PeptiDream, Inc..................................................   104,600   5,250,258
    Persol Holdings Co., Ltd.........................................   170,400   3,273,045
#*  Phil Co., Inc....................................................       800      27,438
    PIA Corp.........................................................    19,700     845,378
    Pickles Corp.....................................................    13,300     324,927
    Pigeon Corp......................................................   184,100   8,987,454
    Pilot Corp.......................................................    81,000   3,285,167
    Piolax, Inc......................................................   103,100   2,016,333

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Plenus Co., Ltd..................................................    74,100 $ 1,286,730
    Pola Orbis Holdings, Inc.........................................   118,400   2,671,790
    Poletowin Pitcrew Holdings, Inc..................................   135,600   1,312,852
#*  PR Times, Inc....................................................     4,800     115,306
    Press Kogyo Co., Ltd.............................................   468,300   1,986,284
#   Pressance Corp...................................................   255,200   4,170,309
    Prestige International, Inc......................................   296,000   2,449,916
    Prima Meat Packers, Ltd..........................................   225,199   5,565,050
    Pronexus, Inc....................................................    35,500     416,553
    Pro-Ship, Inc....................................................     7,400      88,168
#*  Prospect Co., Ltd................................................ 3,175,700     705,712
    Proto Corp.......................................................    82,800     896,008
    PS Mitsubishi Construction Co., Ltd..............................   169,400   1,211,942
    Punch Industry Co., Ltd..........................................   119,000     592,223
    Qol Holdings Co., Ltd............................................   191,700   2,683,938
    Quick Co., Ltd...................................................    43,100     610,075
    Raccoon Holdings, Inc............................................    37,600     237,775
    Raito Kogyo Co., Ltd.............................................   255,100   4,054,279
    Raiznext Corp....................................................   168,900   1,715,936
    Rakus Co., Ltd...................................................   123,200   1,848,537
#   Rakuten, Inc..................................................... 2,445,400  23,313,033
#   Rasa Corp........................................................    34,900     278,786
    Rasa Industries, Ltd.............................................    52,699     720,462
    Raysum Co., Ltd..................................................   111,100   1,172,888
#   RECOMM Co., Ltd..................................................   203,200     249,842
    Recruit Holdings Co., Ltd........................................ 1,002,100  33,303,832
    Relia, Inc.......................................................   103,500   1,351,323
    Relo Group, Inc..................................................   257,500   6,301,909
    Renaissance, Inc.................................................    47,100     729,622
*   Renesas Electronics Corp.........................................   886,500   6,001,316
    Rengo Co., Ltd................................................... 1,050,310   7,615,835
#*  RENOVA, Inc......................................................    29,500     261,857
*   Renown, Inc......................................................   243,200     255,697
    Resol Holdings Co., Ltd..........................................     5,200     193,511
    Resona Holdings, Inc............................................. 3,648,400  15,865,293
    Resorttrust, Inc.................................................   443,500   7,077,431
    Restar Holdings Corp.............................................   120,700   2,051,088
    Retail Partners Co., Ltd.........................................     6,500      53,559
    Rheon Automatic Machinery Co., Ltd...............................    65,400     994,351
    Rhythm Watch Co., Ltd............................................    29,300     274,615
    Riberesute Corp..................................................    34,000     274,760
    Ricoh Co., Ltd................................................... 1,138,119  10,135,648
    Ricoh Leasing Co., Ltd...........................................    77,500   2,611,634
    Ride On Express Holdings Co., Ltd................................    55,900     703,351
#   Right On Co., Ltd................................................    73,600     387,207
    Riken Corp.......................................................    38,500   1,428,467
    Riken Keiki Co., Ltd.............................................    47,800     938,717
    Riken Technos Corp...............................................   213,700   1,011,727
    Riken Vitamin Co., Ltd...........................................    32,700   1,166,137
    Ringer Hut Co., Ltd..............................................    72,100   1,617,092
    Rinnai Corp......................................................    22,500   1,653,825
    Rion Co., Ltd....................................................    33,100     789,146
    Riso Kagaku Corp.................................................    79,158   1,300,584
    Riso Kyoiku Co., Ltd.............................................   385,650   1,480,578
    Rix Corp.........................................................     6,200      90,699
#   Rock Field Co., Ltd..............................................    72,900     992,409
    Rohm Co., Ltd....................................................   151,500  12,003,159
    Rohto Pharmaceutical Co., Ltd....................................   203,000   6,098,635
    Rokko Butter Co., Ltd............................................    82,100   1,377,489

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Roland DG Corp...................................................  79,300 $ 1,558,306
    Rorze Corp.......................................................  52,700   1,789,598
    Round One Corp................................................... 441,100   5,687,801
    Royal Holdings Co., Ltd.......................................... 150,000   3,788,154
#*  Rozetta Corp.....................................................  12,000     403,616
    RS Technologies Co., Ltd.........................................  23,800     971,133
    Ryobi, Ltd....................................................... 158,000   2,940,724
    Ryoden Corp......................................................  75,900   1,148,926
#   Ryohin Keikaku Co., Ltd.......................................... 435,750   9,700,779
    Ryosan Co., Ltd..................................................  96,900   2,515,776
    Ryoyo Electro Corp............................................... 120,400   2,136,772
    S Foods, Inc.....................................................  61,600   1,659,654
#   S LINE Co., Ltd..................................................  10,600      95,203
    S&B Foods, Inc...................................................   1,400      52,884
    Sac's Bar Holdings, Inc..........................................  82,000     676,030
#   Sagami Rubber Industries Co., Ltd................................  28,000     380,377
    Saibu Gas Co., Ltd...............................................  80,100   1,848,588
    Saizeriya Co., Ltd............................................... 128,700   2,922,022
    Sakai Chemical Industry Co., Ltd.................................  63,800   1,591,825
    Sakai Heavy Industries, Ltd......................................  22,100     637,965
    Sakai Moving Service Co., Ltd....................................  57,700   3,444,923
    Sakai Ovex Co., Ltd..............................................  29,799     513,750
    Sakata INX Corp.................................................. 182,500   2,062,812
#   Sakura Internet, Inc.............................................  79,400     467,142
    Sala Corp........................................................ 254,800   1,528,556
    SAMTY Co., Ltd................................................... 157,900   2,975,055
    San Holdings, Inc................................................  31,800     331,247
    San ju San Financial Group, Inc..................................  85,000   1,317,143
    San-A Co., Ltd...................................................  63,600   3,011,594
    San-Ai Oil Co., Ltd.............................................. 226,100   2,367,096
*   Sanden Holdings Corp............................................. 166,900   1,086,887
    Sanei Architecture Planning Co., Ltd.............................  73,800   1,054,791
    Sangetsu Corp.................................................... 141,300   2,671,532
    San-In Godo Bank, Ltd. (The)..................................... 740,700   4,344,684
#*  Sanix, Inc....................................................... 117,300     415,955
    Sanken Electric Co., Ltd......................................... 180,500   4,236,999
    Sanki Engineering Co., Ltd....................................... 235,400   2,867,097
    Sanko Gosei, Ltd................................................. 115,700     455,656
    Sanko Metal Industrial Co., Ltd..................................  11,300     274,159
    Sankyo Co., Ltd.................................................. 100,000   3,499,764
    Sankyo Frontier Co., Ltd.........................................  10,200     336,787
    Sankyo Seiko Co., Ltd............................................ 163,200     850,871
    Sankyo Tateyama, Inc............................................. 132,700   1,445,698
    Sankyu, Inc...................................................... 253,600  12,893,324
#   Sanoh Industrial Co., Ltd........................................ 149,800   1,873,933
    Sanoyas Holdings Corp............................................ 145,500     265,060
    Sansei Landic Co., Ltd...........................................  35,100     312,276
#   Sansei Technologies, Inc.........................................  44,700     382,563
    Sansha Electric Manufacturing Co., Ltd...........................  43,900     311,693
    Sanshin Electronics Co., Ltd..................................... 102,600   1,463,954
    Santen Pharmaceutical Co., Ltd................................... 205,900   3,647,175
    Sanwa Holdings Corp.............................................. 829,300   9,699,177
    Sanyei Corp......................................................   1,100      32,830
    Sanyo Chemical Industries, Ltd...................................  59,500   2,838,822
    Sanyo Denki Co., Ltd.............................................  46,500   2,170,900
#   Sanyo Electric Railway Co., Ltd..................................  51,300   1,028,873
#   Sanyo Engineering & Construction, Inc............................  32,400     219,629
    Sanyo Housing Nagoya Co., Ltd....................................  47,700     420,240
    Sanyo Industries, Ltd............................................   1,500      27,780

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#   Sanyo Shokai, Ltd................................................    69,599 $   925,122
#   Sanyo Special Steel Co., Ltd.....................................   116,400   1,474,180
    Sanyo Trading Co., Ltd...........................................    57,200   1,138,777
    Sapporo Holdings, Ltd............................................   425,300  10,695,485
    Sata Construction Co., Ltd.......................................    46,000     185,120
    Sato Holdings Corp...............................................   139,700   4,112,270
    Sato Shoji Corp..................................................    39,800     334,761
#   Satori Electric Co., Ltd.........................................    77,000     655,406
    Sawada Holdings Co., Ltd.........................................    72,100     614,406
    Sawai Pharmaceutical Co., Ltd....................................   204,200  11,522,371
    Saxa Holdings, Inc...............................................    21,600     369,947
#   SB Technology Corp...............................................    55,400   1,062,608
    SBI Holdings, Inc................................................   572,080  12,441,780
    SBS Holdings, Inc................................................   119,600   1,965,651
    Scala, Inc.......................................................    87,700     727,967
#   SCREEN Holdings Co., Ltd.........................................   175,600  12,190,880
    Scroll Corp......................................................   162,400     508,794
    SCSK Corp........................................................    63,759   3,245,610
#   SEC Carbon, Ltd..................................................     2,800     215,094
    Secom Co., Ltd...................................................    95,400   8,840,091
    Secom Joshinetsu Co., Ltd........................................     3,465     113,326
    Seed Co., Ltd....................................................    37,500     298,108
    Sega Sammy Holdings, Inc.........................................   305,712   4,302,314
    Seibu Holdings, Inc..............................................   371,700   6,560,504
    Seika Corp.......................................................    44,100     559,777
    Seikagaku Corp...................................................    70,800     806,169
    Seikitokyu Kogyo Co., Ltd........................................   211,999   1,520,019
    Seiko Epson Corp.................................................   648,300   9,167,637
    Seiko Holdings Corp..............................................   159,600   3,919,134
    Seiko PMC Corp...................................................    36,200     282,021
    Seino Holdings Co., Ltd..........................................   492,600   6,333,845
    Seiren Co., Ltd..................................................   218,600   2,694,944
    Sekisui Chemical Co., Ltd........................................ 1,007,200  17,561,273
    Sekisui House, Ltd...............................................   646,400  13,939,214
    Sekisui Jushi Corp...............................................    86,000   1,761,029
    Sekisui Plastics Co., Ltd........................................   130,900     964,929
    Senko Group Holdings Co., Ltd....................................   625,100   5,028,040
#   Senshu Electric Co., Ltd.........................................    33,200     870,147
    Senshu Ikeda Holdings, Inc....................................... 1,276,060   2,288,579
#*  Senshukai Co., Ltd...............................................   212,900     599,666
    Seria Co., Ltd...................................................   133,700   3,360,663
    Seven & I Holdings Co., Ltd...................................... 1,003,352  37,906,930
    Seven Bank, Ltd.................................................. 2,094,800   6,073,168
#   SFP Holdings Co., Ltd............................................    52,600   1,078,908
#   Sharp Corp.......................................................   215,399   2,470,876
#   Shibaura Electronics Co., Ltd....................................    44,500   1,320,805
    Shibaura Mechatronics Corp.......................................    23,800     791,684
    Shibusawa Warehouse Co., Ltd. (The)..............................    37,500     728,618
    Shibuya Corp.....................................................    87,100   2,375,985
*   Shidax Corp......................................................    93,800     230,395
#*  SHIFT, Inc.......................................................    29,600   1,688,416
#   Shiga Bank, Ltd. (The)...........................................   226,036   5,447,241
    Shikibo, Ltd.....................................................    34,400     297,900
    Shikoku Bank, Ltd. (The).........................................   170,200   1,622,269
    Shikoku Chemicals Corp...........................................   128,500   1,508,354
    Shikoku Electric Power Co., Inc..................................   307,000   3,043,415
    Shima Seiki Manufacturing, Ltd...................................   116,200   2,778,305
    Shimachu Co., Ltd................................................   206,100   5,590,729
    Shimadzu Corp....................................................   132,500   3,538,557

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Shimamura Co., Ltd...............................................    60,546 $ 5,128,433
    Shimano, Inc.....................................................    30,400   5,060,099
    Shimizu Bank, Ltd. (The).........................................   189,400   3,418,832
    Shimizu Corp..................................................... 1,410,900  13,152,412
    Shimojima Co., Ltd...............................................     5,900      65,813
    Shin Nippon Air Technologies Co., Ltd............................    54,000   1,072,878
    Shin Nippon Biomedical Laboratories, Ltd.........................   162,200     972,558
    Shinagawa Refractories Co., Ltd..................................    29,900     804,265
    Shindengen Electric Manufacturing Co., Ltd.......................    39,500   1,342,424
    Shin-Etsu Chemical Co., Ltd......................................   376,100  41,935,601
    Shin-Etsu Polymer Co., Ltd.......................................   197,700   1,694,030
#   Shin-Keisei Electric Railway Co., Ltd............................    11,400     231,589
    Shinko Electric Industries Co., Ltd..............................   397,800   3,882,290
    Shinko Shoji Co., Ltd............................................   192,400   1,649,346
    Shinmaywa Industries, Ltd........................................   382,600   4,713,272
    Shinnihon Corp...................................................   148,500   1,166,498
    Shinoken Group Co., Ltd..........................................   207,700   2,137,772
    Shinsei Bank, Ltd................................................   376,600   5,871,098
    Shinsho Corp.....................................................    26,500     627,463
    Shinwa Co., Ltd..................................................    32,200     729,855
    Shionogi & Co., Ltd..............................................   198,200  11,896,535
    Ship Healthcare Holdings, Inc....................................   246,500  10,506,255
    Shiseido Co., Ltd................................................   355,200  29,285,488
    Shizuki Electric Co., Inc........................................    53,900     295,999
    Shizuoka Bank, Ltd. (The)........................................   799,930   6,078,487
    Shizuoka Gas Co., Ltd............................................   331,900   2,869,389
    SHO-BOND Holdings Co., Ltd.......................................    11,600     450,201
*   Shobunsha Publications, Inc......................................    47,400     178,375
#   Shoei Co., Ltd...................................................    48,500   2,111,192
#   Shoei Foods Corp.................................................    50,400   1,480,363
    Shofu, Inc.......................................................    19,300     304,113
*   Shoko Co., Ltd...................................................    44,000     263,435
    Showa Aircraft Industry Co., Ltd.................................    17,053     220,780
    Showa Corp.......................................................   389,100   8,130,099
    Showa Denko K.K..................................................   705,600  19,796,972
    Showa Sangyo Co., Ltd............................................    87,900   2,552,842
    Showa Shinku Co., Ltd............................................    20,300     273,049
    Sigma Koki Co., Ltd..............................................    16,500     201,847
#   SIGMAXYZ, Inc....................................................    62,800     854,744
#   Siix Corp........................................................   179,800   2,726,071
    Sinanen Holdings Co., Ltd........................................    37,700     687,465
    Sinfonia Technology Co., Ltd.....................................   132,400   1,626,251
    Sinko Industries, Ltd............................................    81,600   1,381,960
    Sintokogio, Ltd..................................................   214,000   2,064,347
#   SK-Electronics Co., Ltd..........................................    55,700   1,130,367
    SKY Perfect JSAT Holdings, Inc...................................   850,900   3,514,215
#   Skylark Holdings Co., Ltd........................................   495,900   9,000,640
    SMC Corp.........................................................    13,000   5,616,531
    SMK Corp.........................................................    27,899     804,857
    SMS Co., Ltd.....................................................   270,300   6,626,873
    Snow Peak, Inc...................................................    21,000     207,952
    SNT Corp.........................................................    72,000     287,604
#   Soda Nikka Co., Ltd..............................................    70,300     437,262
    Sodick Co., Ltd..................................................   292,800   2,532,386
    Soft99 Corp......................................................    11,800     109,294
    SoftBank Group Corp.............................................. 2,282,763  87,809,669
    Softbrain Co., Ltd...............................................    69,300     356,730
    Softcreate Holdings Corp.........................................    31,500     549,851
    Software Service, Inc............................................     7,700     830,126

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Sogo Medical Holdings Co., Ltd...................................   137,400 $ 2,379,314
    Sohgo Security Services Co., Ltd.................................    80,300   4,361,721
    Sojitz Corp...................................................... 2,201,900   6,930,569
    Soken Chemical & Engineering Co., Ltd............................    26,900     306,197
    Solasto Corp.....................................................   210,100   2,391,294
    Soliton Systems K.K..............................................    30,200     271,956
    Sompo Holdings, Inc..............................................   247,200   9,716,462
    Sony Corp........................................................ 1,141,000  69,451,692
    Sony Corp., Sponsored ADR........................................   344,389  20,949,183
    Sony Financial Holdings, Inc.....................................    84,500   1,817,885
#   Soshin Electric Co., Ltd.........................................    30,300     130,405
    Sotetsu Holdings, Inc............................................   125,700   3,339,893
    Sotoh Co., Ltd...................................................    11,700     107,486
    Sourcenext Corp..................................................   224,400   1,003,823
#   Space Co., Ltd...................................................    49,260     570,711
    Space Value Holdings Co., Ltd....................................   224,200   1,073,847
#   Sparx Group Co., Ltd.............................................   668,000   1,643,196
    SPK Corp.........................................................    10,400     271,907
    Square Enix Holdings Co., Ltd....................................    84,900   4,040,242
    SRA Holdings.....................................................    60,600   1,469,341
    SRS Holdings Co., Ltd............................................     4,600      44,451
    St Marc Holdings Co., Ltd........................................    97,200   2,168,257
    Stanley Electric Co., Ltd........................................   312,800   8,656,193
    Star Mica Holdings Co., Ltd......................................    63,200   1,143,385
    Star Micronics Co., Ltd..........................................    95,500   1,465,097
    Starts Corp., Inc................................................   240,500   6,202,530
    Starzen Co., Ltd.................................................    36,599   1,542,698
    St-Care Holding Corp.............................................    78,100     378,433
    Stella Chemifa Corp..............................................    65,100   1,894,101
    Step Co., Ltd....................................................    30,000     393,868
    Strike Co., Ltd..................................................    31,800   1,139,418
    Studio Alice Co., Ltd............................................    68,700   1,230,104
    Subaru Corp......................................................   846,600  24,261,447
#   Subaru Enterprise Co., Ltd.......................................     6,100     408,498
    Sugi Holdings Co., Ltd...........................................    55,900   3,102,859
    Sugimoto & Co., Ltd..............................................    42,100     789,775
    SUMCO Corp.......................................................   940,360  15,620,190
    Sumida Corp......................................................   196,100   2,191,309
#   Suminoe Textile Co., Ltd.........................................    28,500     786,561
    Sumiseki Holdings, Inc...........................................   302,600     386,917
    Sumitomo Bakelite Co., Ltd.......................................   144,700   6,000,036
    Sumitomo Chemical Co., Ltd....................................... 4,666,652  21,347,029
    Sumitomo Corp....................................................   914,600  14,855,290
    Sumitomo Dainippon Pharma Co., Ltd...............................   192,900   3,366,713
    Sumitomo Densetsu Co., Ltd.......................................    75,100   1,568,281
    Sumitomo Electric Industries, Ltd................................ 1,723,900  23,641,142
    Sumitomo Forestry Co., Ltd.......................................   831,400  12,067,379
    Sumitomo Heavy Industries, Ltd...................................   431,896  13,415,568
    Sumitomo Metal Mining Co., Ltd...................................   406,800  13,607,328
    Sumitomo Mitsui Construction Co., Ltd............................ 1,157,880   6,571,143
    Sumitomo Mitsui Financial Group, Inc............................. 1,018,770  36,169,561
    Sumitomo Mitsui Trust Holdings, Inc..............................   249,173   9,081,210
    Sumitomo Osaka Cement Co., Ltd...................................   180,699   7,887,866
*   Sumitomo Precision Products Co., Ltd.............................    17,700     578,939
    Sumitomo Realty & Development Co., Ltd...........................   161,700   5,869,425
    Sumitomo Riko Co., Ltd...........................................   230,800   2,008,249
    Sumitomo Rubber Industries, Ltd..................................   990,663  13,130,005
    Sumitomo Seika Chemicals Co., Ltd................................    56,000   1,782,564
    Sumitomo Warehouse Co., Ltd. (The)...............................   314,000   4,255,496

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Sun A Kaken Co., Ltd.............................................     1,800 $     8,749
    Sun Frontier Fudousan Co., Ltd...................................   237,900   2,894,525
    Suncall Corp.....................................................    41,800     187,710
    Sundrug Co., Ltd.................................................   102,500   3,391,798
    Suntory Beverage & Food, Ltd.....................................   134,900   5,767,084
    Sun-Wa Technos Corp..............................................    58,100     567,906
*   Suruga Bank, Ltd.................................................   321,900   1,399,042
    Sushiro Global Holdings, Ltd.....................................    52,000   3,575,152
    Suzuken Co., Ltd.................................................    93,820   5,009,415
#   Suzuki Co., Ltd..................................................    62,300     452,032
    Suzuki Motor Corp................................................   434,600  20,519,254
    SWCC Showa Holdings Co., Ltd.....................................   530,600   4,605,963
#*  Synchro Food Co., Ltd............................................    34,600     158,315
    Sysmex Corp......................................................   147,000   9,591,463
#   System Information Co., Ltd......................................    19,600     177,053
    System Research Co., Ltd.........................................     1,200      21,770
    Systemsoft Corp..................................................    79,400      86,145
    Systena Corp.....................................................   295,700   4,249,006
#   Syuppin Co., Ltd.................................................    75,800     655,733
    T Hasegawa Co., Ltd..............................................   127,292   2,372,308
    T RAD Co., Ltd...................................................    38,700     755,772
    T&D Holdings, Inc................................................ 1,066,110  11,874,049
    T&K Toka Co., Ltd................................................    76,300     731,213
    Tachibana Eletech Co., Ltd.......................................    82,080   1,373,762
    Tachikawa Corp...................................................    48,200     632,113
    Tachi-S Co., Ltd.................................................   134,000   1,779,725
#   Tacmina Corp.....................................................       900      13,699
#   Tadano, Ltd......................................................   527,421   4,780,672
    Taihei Dengyo Kaisha, Ltd........................................    85,700   2,022,013
    Taiheiyo Cement Corp.............................................   395,636  11,192,141
#   Taiheiyo Kouhatsu, Inc...........................................    33,499     257,991
    Taiho Kogyo Co., Ltd.............................................    96,900     775,062
    Taikisha, Ltd....................................................    67,500   2,183,503
    Taiko Bank, Ltd. (The)...........................................    22,000     354,122
    Taisei Corp......................................................   363,380  14,329,307
    Taisei Lamick Co., Ltd...........................................    20,800     566,178
    Taisho Pharmaceutical Holdings Co., Ltd..........................    20,700   1,473,311
    Taiyo Holdings Co., Ltd..........................................    50,500   1,830,144
    Taiyo Nippon Sanso Corp..........................................   291,700   6,828,610
#   Taiyo Yuden Co., Ltd.............................................   783,000  20,707,158
    Takachiho Koheki Co., Ltd........................................    17,200     180,903
    Takadakiko Co., Ltd..............................................     1,800      43,224
#   Takagi Seiko Corp................................................     1,800      52,492
    Takamatsu Construction Group Co., Ltd............................    57,500   1,383,638
#   Takamatsu Machinery Co., Ltd.....................................     8,700      69,602
    Takamiya Co., Ltd................................................   126,700     824,909
    Takano Co., Ltd..................................................    37,300     279,079
    Takaoka Toko Co., Ltd............................................    63,274     717,923
    Takara Bio, Inc..................................................    23,100     471,084
    Takara Holdings, Inc.............................................    56,100     556,879
    Takara Leben Co., Ltd............................................   617,900   2,630,541
#   Takara Printing Co., Ltd.........................................    19,700     317,669
    Takara Standard Co., Ltd.........................................   172,448   3,024,424
    Takasago International Corp......................................    66,600   1,671,411
    Takasago Thermal Engineering Co., Ltd............................   155,100   2,805,963
    Takashima & Co., Ltd.............................................    17,900     288,323
#   Takashimaya Co., Ltd.............................................   465,800   5,407,014
    Take And Give Needs Co., Ltd.....................................    88,740   1,030,299
#   TAKEBISHI Corp...................................................    28,000     370,746

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#*  Takeda Pharmaceutical Co, Ltd, Sponsored ADR.....................    68,248 $ 1,226,413
    Takeda Pharmaceutical Co., Ltd...................................   691,963  25,002,736
    Takeei Corp......................................................   102,100   1,185,564
#   Takemoto Yohki Co., Ltd..........................................    51,200     487,931
    Takeuchi Manufacturing Co., Ltd..................................   198,300   3,098,698
    Takihyo Co., Ltd.................................................    13,600     238,927
    Takisawa Machine Tool Co., Ltd...................................    33,900     421,635
    Takuma Co., Ltd..................................................   222,900   2,652,490
#   Tama Home Co., Ltd...............................................   132,600   2,315,780
    Tamron Co., Ltd..................................................    76,400   1,668,349
    Tamura Corp......................................................   339,800   1,946,081
    Tanabe Consulting Co., Ltd.......................................     1,000      11,498
    Tanabe Engineering Corp..........................................    22,500     161,015
    Tanseisha Co., Ltd...............................................   116,249   1,222,078
#   Taoka Chemical Co., Ltd..........................................     1,300     100,770
*   Tateru, Inc......................................................    95,600     190,575
    Tatsuta Electric Wire and Cable Co., Ltd.........................   199,100   1,091,816
    Tayca Corp.......................................................    73,000   1,440,054
#   Tazmo Co., Ltd...................................................    49,300     586,181
    Tbk Co., Ltd.....................................................    99,000     414,279
    TDC Soft, Inc....................................................    43,400     357,976
    TDK Corp., Sponsored ADR.........................................    46,731   4,790,395
    TDK Corp.........................................................   324,000  31,970,294
    Tear Corp........................................................    41,400     229,573
    TechMatrix Corp..................................................    64,000   1,432,677
#   TECHNO ASSOCIE Co., Ltd..........................................     4,200      37,312
    Techno Horizon Holdings Co., Ltd.................................    32,800     135,652
    Techno Medica Co., Ltd...........................................     2,000      41,557
    Techno Ryowa, Ltd................................................    23,570     173,421
#   Techno Smart Corp................................................    32,100     324,860
    TechnoPro Holdings, Inc..........................................   141,400   8,696,933
    Tecnos Japan, Inc................................................    46,100     230,093
    Teijin, Ltd...................................................... 1,439,350  28,842,175
    Teikoku Electric Manufacturing Co., Ltd..........................    76,800     896,183
    Teikoku Sen-I Co., Ltd...........................................    54,100     995,454
    Teikoku Tsushin Kogyo Co., Ltd...................................    40,400     450,776
    Tekken Corp......................................................    60,299   1,616,650
    Tenma Corp.......................................................    78,800   1,440,340
    Tenox Corp.......................................................     6,000      46,949
    Tenpos Holdings Co., Ltd.........................................    16,300     329,864
#   Teraoka Seisakusho Co., Ltd......................................    39,100     180,706
    Terumo Corp......................................................   492,600  16,076,851
    TESEC Corp.......................................................     8,700      92,336
    T-Gaia Corp......................................................    86,000   2,068,254
    THK Co., Ltd.....................................................   251,000   7,217,577
    Tigers Polymer Corp..............................................    46,700     271,615
    TIS, Inc.........................................................   212,600  12,890,685
#   Titan Kogyo, Ltd.................................................     3,800      88,063
    TKC Corp.........................................................    59,900   2,523,345
    Toa Corp.........................................................    91,600   1,052,566
    Toa Corp.........................................................   106,000   1,426,056
    Toa Oil Co., Ltd.................................................    43,200     991,084
    TOA ROAD Corp....................................................    22,500     744,679
    Toabo Corp.......................................................    24,400     125,047
    Toagosei Co., Ltd................................................   576,150   6,385,914
    Tobishima Corp...................................................   128,440   1,722,416
    Tobu Railway Co., Ltd............................................   139,300   4,648,428
    TOC Co., Ltd.....................................................   164,200   1,192,576
    Tocalo Co., Ltd..................................................   403,100   3,974,031

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Tochigi Bank, Ltd. (The)......................................... 1,058,201 $ 2,221,979
    Toda Corp........................................................   856,200   5,348,290
#   Toda Kogyo Corp..................................................    18,600     385,603
    Toei Animation Co., Ltd..........................................    43,000   2,006,002
    Toei Co., Ltd....................................................    26,300   3,641,869
#   Toell Co., Ltd...................................................    28,000     199,723
    Toenec Corp......................................................    36,500   1,190,701
    Togami Electric Manufacturing Co., Ltd...........................    11,600     189,932
    Toho Bank, Ltd. (The)............................................ 1,011,100   2,475,046
    Toho Chemical Industry Co., Ltd..................................    23,000     107,505
    Toho Co., Ltd....................................................    36,200   1,461,953
#   Toho Co., Ltd....................................................    29,800     480,700
    Toho Gas Co., Ltd................................................   107,900   4,202,550
    Toho Holdings Co., Ltd...........................................   278,400   7,060,896
#   Toho Titanium Co., Ltd...........................................   212,000   1,745,740
    Toho Zinc Co., Ltd...............................................    89,300   1,812,124
    Tohoku Bank, Ltd. (The)..........................................    40,500     374,658
    Tohoku Electric Power Co., Inc...................................   327,800   3,369,055
    Tohoku Steel Co., Ltd............................................     7,300      96,573
    Tohokushinsha Film Corp..........................................    12,200      72,977
    Tohto Suisan Co., Ltd............................................     8,800     214,822
#   Tokai Carbon Co., Ltd............................................   694,600   7,014,679
    Tokai Corp.......................................................    69,800   1,624,468
    TOKAI Holdings Corp..............................................   522,900   5,128,315
#   Tokai Lease Co., Ltd.............................................     4,000      60,958
    Tokai Rika Co., Ltd..............................................   437,300   8,440,011
#   Tokai Tokyo Financial Holdings, Inc.............................. 1,144,500   2,984,336
#   Token Corp.......................................................    47,870   3,069,938
    Tokio Marine Holdings, Inc.......................................   302,912  16,377,115
#   Tokio Marine Holdings, Inc., ADR.................................    61,104   3,291,672
    Tokushu Tokai Paper Co., Ltd.....................................    42,638   1,603,165
    Tokuyama Corp....................................................   444,699  11,879,681
*   Tokyo Base Co., Ltd..............................................    71,900     487,379
    Tokyo Broadcasting System Holdings, Inc..........................   123,300   1,966,071
    Tokyo Century Corp...............................................   169,030   7,805,089
#   Tokyo Dome Corp..................................................   393,900   3,474,075
*   Tokyo Electric Power Co. Holdings, Inc........................... 1,394,212   6,456,793
    Tokyo Electron Device, Ltd.......................................    40,800     780,504
    Tokyo Electron, Ltd..............................................   132,700  26,884,832
    Tokyo Energy & Systems, Inc......................................   109,600   1,022,003
    Tokyo Gas Co., Ltd...............................................   236,300   5,768,325
    Tokyo Individualized Educational Institute, Inc..................    48,000     350,123
    Tokyo Keiki, Inc.................................................    67,999     598,490
    Tokyo Kiraboshi Financial Group, Inc.............................   179,174   2,523,525
    Tokyo Ohka Kogyo Co., Ltd........................................   135,700   5,374,180
    Tokyo Printing Ink Manufacturing Co., Ltd........................     3,200      71,319
    Tokyo Radiator Manufacturing Co., Ltd............................     5,100      45,305
    Tokyo Rakutenchi Co., Ltd........................................     9,500     512,081
#   Tokyo Rope Manufacturing Co., Ltd................................    77,399     820,100
    Tokyo Sangyo Co., Ltd............................................    86,400     450,379
    Tokyo Seimitsu Co., Ltd..........................................   137,900   4,429,222
    Tokyo Steel Manufacturing Co., Ltd...............................   360,400   2,901,477
    Tokyo Tatemono Co., Ltd..........................................   700,000   9,959,234
    Tokyo Tekko Co., Ltd.............................................    30,400     444,706
    Tokyo Theatres Co., Inc..........................................    38,800     500,796
    Tokyotokeiba Co., Ltd............................................    52,100   1,645,162
    Tokyu Construction Co., Ltd......................................   519,780   4,116,860
    Tokyu Corp.......................................................   313,300   5,925,632
    Tokyu Fudosan Holdings Corp...................................... 2,058,594  13,654,447

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#   Tokyu Recreation Co., Ltd........................................     8,364 $   390,021
    Toli Corp........................................................   201,200     543,010
#   Tomato Bank, Ltd.................................................    25,300     249,575
#   Tomen Devices Corp...............................................    11,500     281,445
    Tomoe Corp.......................................................   144,200     560,331
    Tomoe Engineering Co., Ltd.......................................    36,800     800,962
    Tomoegawa Co., Ltd...............................................    24,800     221,116
    Tomoku Co., Ltd..................................................    52,600     842,892
    TOMONY Holdings, Inc.............................................   957,800   3,334,880
    Tomy Co., Ltd....................................................   560,700   6,080,385
    Tonami Holdings Co., Ltd.........................................    25,300   1,167,551
    Topcon Corp......................................................   545,100   7,516,140
    Toppan Forms Co., Ltd............................................   239,000   2,389,005
    Toppan Printing Co., Ltd.........................................   508,120   9,397,840
    Topre Corp.......................................................   220,300   3,822,792
    Topy Industries, Ltd.............................................    87,900   1,796,895
    Toray Industries, Inc............................................ 1,446,800  10,224,736
#   Torex Semiconductor, Ltd.........................................    38,400     513,771
    Toridoll Holdings Corp...........................................   100,000   2,283,803
    Torigoe Co., Ltd. (The)..........................................    42,800     369,099
    Torii Pharmaceutical Co., Ltd....................................   104,500   2,788,600
    Torikizoku Co., Ltd..............................................    28,400     524,697
    Torishima Pump Manufacturing Co., Ltd............................    90,400     860,824
    Tosei Corp.......................................................   231,200   2,916,304
    Toshiba Corp.....................................................   141,500   4,838,757
    Toshiba Machine Co., Ltd.........................................   124,800   2,792,689
    Toshiba Plant Systems & Services Corp............................   118,600   2,317,300
    Toshiba TEC Corp.................................................   180,600   6,513,435
    Tosho Co., Ltd...................................................    66,200   1,351,976
    Tosoh Corp....................................................... 1,127,400  15,436,927
#   Totech Corp......................................................    29,200     635,525
    Totetsu Kogyo Co., Ltd...........................................   110,300   3,438,702
    TOTO, Ltd........................................................   110,000   4,490,839
    Totoku Electric Co., Ltd.........................................    18,700     377,821
    Tottori Bank, Ltd. (The).........................................    37,800     496,123
    Toukei Computer Co., Ltd.........................................    10,200     311,652
    Tow Co., Ltd.....................................................    89,500     638,224
    Towa Bank, Ltd. (The)............................................   245,600   2,085,369
    Towa Corp........................................................   113,500   1,116,183
#   Towa Pharmaceutical Co., Ltd.....................................   151,800   3,892,571
    Toyo Construction Co., Ltd.......................................   528,700   2,484,253
    Toyo Corp........................................................   113,900   1,173,455
#   Toyo Denki Seizo K.K.............................................    38,800     561,003
#*  Toyo Engineering Corp............................................   162,900   1,037,601
#   Toyo Gosei Co., Ltd..............................................    27,500     780,300
    Toyo Ink SC Holdings Co., Ltd....................................   179,500   4,374,790
    Toyo Kanetsu K.K.................................................    49,000     919,907
    Toyo Machinery & Metal Co., Ltd..................................    68,300     367,952
#   Toyo Securities Co., Ltd.........................................   437,500     696,673
    Toyo Seikan Group Holdings, Ltd..................................   262,800   4,153,125
    Toyo Sugar Refining Co., Ltd.....................................     2,900      29,800
    Toyo Suisan Kaisha, Ltd..........................................   105,900   4,458,913
    Toyo Tanso Co., Ltd..............................................    72,200   1,705,906
#   Toyo Tire Corp...................................................   698,000   9,735,883
    Toyo Wharf & Warehouse Co., Ltd..................................    27,600     362,360
    Toyobo Co., Ltd..................................................   543,977   7,352,958
    Toyoda Gosei Co., Ltd............................................   470,900  11,016,565
    Toyota Boshoku Corp..............................................   385,300   5,661,137
    Toyota Industries Corp...........................................   122,300   7,338,302

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
JAPAN -- (Continued)
    Toyota Motor Corp., Sponsored ADR................................   408,823 $ 56,642,427
    Toyota Motor Corp................................................ 2,819,840  195,642,987
    Toyota Tsusho Corp...............................................   430,446   14,849,750
    TPR Co., Ltd.....................................................   155,200    2,778,399
    Trancom Co., Ltd.................................................    44,000    2,903,791
    Transaction Co., Ltd.............................................    39,600      349,104
    Trend Micro, Inc., Sponsored ADR.................................     3,540      178,912
    Trend Micro, Inc.................................................   193,900    9,786,958
    Tri Chemical Laboratories, Inc...................................    23,100    1,508,252
    Trinity Industrial Corp..........................................     7,900       56,045
    Trusco Nakayama Corp.............................................   157,022    3,796,621
    Trust Tech, Inc..................................................    86,600    1,097,635
    TS Tech Co., Ltd.................................................   263,600    8,442,438
    TSI Holdings Co., Ltd............................................   356,590    1,862,459
    Tsubaki Nakashima Co., Ltd.......................................   177,000    3,012,927
    Tsubakimoto Chain Co.............................................   134,700    4,602,145
    Tsubakimoto Kogyo Co., Ltd.......................................    17,400      714,219
    Tsudakoma Corp...................................................    17,999      207,719
#   Tsugami Corp.....................................................   338,800    3,130,115
    Tsukada Global Holdings, Inc.....................................   102,700      576,921
    Tsukamoto Corp. Co., Ltd.........................................     3,700       37,694
    Tsukishima Kikai Co., Ltd........................................   128,000    1,971,637
    Tsukuba Bank, Ltd................................................   746,800    1,487,780
    Tsukui Corp......................................................   329,400    1,357,364
    Tsumura & Co.....................................................   116,700    3,213,855
    Tsuruha Holdings, Inc............................................    43,400    4,882,000
    Tsurumi Manufacturing Co., Ltd...................................    76,800    1,513,979
    Tsutsumi Jewelry Co., Ltd........................................    47,200      857,735
#   Tsuzuki Denki Co., Ltd...........................................    12,400      138,478
    TV Asahi Holdings Corp...........................................   130,500    2,038,271
    Tv Tokyo Holdings Corp...........................................    70,800    1,473,797
#   TYK Corp.........................................................   105,800      311,589
    UACJ Corp........................................................   235,714    4,317,829
    Ube Industries, Ltd..............................................   778,365   16,665,697
    Ubicom Holdings, Inc.............................................     8,300      108,599
    Uchida Yoko Co., Ltd.............................................    23,800      935,250
    Uchiyama Holdings Co., Ltd.......................................    19,300       93,404
    Ulvac, Inc.......................................................   300,000   13,124,825
#   UMC Electronics Co., Ltd.........................................    43,700      192,683
    Unicharm Corp....................................................   206,100    6,984,909
    Uniden Holdings Corp.............................................    32,400      587,875
#   UNIMAT Retirement Community Co., Ltd.............................    19,900      288,850
    Union Tool Co....................................................    22,900      729,806
    Unipres Corp.....................................................   287,400    4,700,624
    United Arrows, Ltd...............................................    97,500    2,980,493
#   United Super Markets Holdings, Inc...............................   235,300    2,116,461
    UNITED, Inc......................................................    60,800      668,010
*   Unitika, Ltd.....................................................   321,900    1,000,516
    Universal Entertainment Corp.....................................    36,400    1,214,664
#   Unizo Holdings Co., Ltd..........................................   118,500    5,465,517
#   Urbanet Corp. Co., Ltd...........................................   127,800      483,163
    Usen-Next Holdings Co., Ltd......................................    47,200      448,985
    Ushio, Inc.......................................................   544,800    8,141,947
    USS Co., Ltd.....................................................   236,500    4,580,574
#   UT Group Co., Ltd................................................   109,200    2,712,482
    Utoc Corp........................................................    44,100      227,678
#   V Technology Co., Ltd............................................    35,000    2,082,294
    Valor Holdings Co., Ltd..........................................   261,200    4,456,671
    Valqua, Ltd......................................................    95,200    2,121,113

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
#   Value HR Co., Ltd................................................  16,700 $   505,507
    ValueCommerce Co., Ltd...........................................  74,800   1,150,817
#*  V-Cube, Inc......................................................  54,600     227,643
*   Vector, Inc...................................................... 111,300   1,046,482
    Vertex Corp......................................................  35,560     561,041
*   VIA Holdings, Inc................................................  64,900     402,567
#   Village Vanguard Co., Ltd........................................  24,300     249,140
    VINX Corp........................................................   7,800      82,749
#*  Vision, Inc...................................................... 105,600   1,548,643
#*  Visionary Holdings Co., Ltd......................................  41,670     144,469
#   Vital KSK Holdings, Inc.......................................... 222,785   2,274,741
    VT Holdings Co., Ltd............................................. 612,200   2,735,792
    Wacoal Holdings Corp............................................. 241,900   6,359,892
    Wacom Co., Ltd................................................... 245,000     911,900
    Waida Manufacturing Co., Ltd.....................................   2,900      38,627
    Wakachiku Construction Co., Ltd..................................  68,200   1,036,388
*   Wakamoto Pharmaceutical Co., Ltd.................................   9,000      23,111
    Wakita & Co., Ltd................................................ 197,200   1,993,298
    Warabeya Nichiyo Holdings Co., Ltd...............................  92,400   1,626,668
#   Watahan & Co., Ltd...............................................  48,000     915,781
    WATAMI Co., Ltd..................................................  73,700     961,265
    Watts Co., Ltd...................................................  19,600     111,181
    Wavelock Holdings Co., Ltd.......................................  19,300     157,312
    WDB Holdings Co., Ltd............................................  35,600     904,875
    Weathernews, Inc.................................................  18,700     590,518
    Welcia Holdings Co., Ltd.........................................  89,944   5,168,204
#   West Holdings Corp............................................... 111,300   1,643,864
    West Japan Railway Co............................................  70,400   6,117,079
    Will Group, Inc.................................................. 104,400     956,527
    WIN-Partners Co., Ltd............................................  42,300     553,216
    Wood One Co., Ltd................................................  36,400     385,851
#   Workman Co., Ltd.................................................  30,900   2,187,081
#   World Holdings Co., Ltd..........................................  54,600     914,556
    Wowow, Inc.......................................................  36,200     870,712
    Xebio Holdings Co., Ltd.......................................... 126,600   1,418,734
#   YAC Holdings Co., Ltd............................................  49,300     381,681
    Yachiyo Industry Co., Ltd........................................  26,000     156,763
    Yahagi Construction Co., Ltd..................................... 129,200     916,748
    Yaizu Suisankagaku Industry Co., Ltd.............................  14,700     140,252
    Yakult Honsha Co., Ltd...........................................  42,200   2,418,470
    YAKUODO Holdings Co., Ltd........................................  40,900     986,068
    YAMABIKO Corp.................................................... 177,440   2,014,322
#   YAMADA Consulting Group Co., Ltd.................................  26,900     484,958
    Yamada Denki Co., Ltd............................................ 924,072   4,466,484
    Yamagata Bank, Ltd. (The)........................................ 153,099   2,160,315
    Yamaguchi Financial Group, Inc................................... 607,700   4,263,805
    Yamaha Corp......................................................  63,600   2,961,805
    Yamaha Motor Co., Ltd............................................ 902,300  17,660,650
#*  Yamaha Motor Robotics Holdings Co., Ltd.......................... 107,100     595,465
#   Yamaichi Electronics Co., Ltd.................................... 130,600   1,765,356
#   YA-MAN, Ltd...................................................... 116,600     754,241
    Yamanashi Chuo Bank, Ltd. (The).................................. 160,300   1,599,711
    Yamashina Corp...................................................  61,100      39,485
    Yamatane Corp....................................................  61,400     802,795
    Yamato Corp......................................................  77,600     525,589
    Yamato Holdings Co., Ltd......................................... 290,100   4,865,734
    Yamato Kogyo Co., Ltd............................................ 218,200   5,660,473
#   Yamaura Corp.....................................................  24,100     194,603
    Yamaya Corp......................................................  25,110     488,433

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
JAPAN -- (Continued)
    Yamazaki Baking Co., Ltd.........................................   410,300 $    6,995,077
    Yamazen Corp.....................................................   192,900      1,781,011
    Yaoko Co., Ltd...................................................   101,700      4,743,416
#   Yashima Denki Co., Ltd...........................................    36,900        303,157
#   Yaskawa Electric Corp............................................   404,600     15,390,065
    Yasuda Logistics Corp............................................    77,400        693,466
#   Yasunaga Corp....................................................    61,900        782,417
    Yellow Hat, Ltd..................................................   155,800      2,536,492
    Yodogawa Steel Works, Ltd........................................   107,200      2,024,147
#   Yokogawa Bridge Holdings Corp....................................   143,900      2,634,375
    Yokogawa Electric Corp...........................................   311,300      5,703,923
    Yokohama Reito Co., Ltd..........................................   291,100      2,887,658
    Yokohama Rubber Co., Ltd. (The)..................................   668,800     14,937,803
#   Yokowo Co., Ltd..................................................    77,900      2,244,453
    Yomeishu Seizo Co., Ltd..........................................    10,800        196,444
    Yomiuri Land Co., Ltd............................................    21,100        904,049
    Yondenko Corp....................................................     9,180        234,955
    Yondoshi Holdings, Inc...........................................    56,300      1,370,865
    Yorozu Corp......................................................   120,400      1,538,696
#   Yossix Co., Ltd..................................................    14,200        394,100
#   Yotai Refractories Co., Ltd......................................   113,300        762,635
    Yuasa Funashoku Co., Ltd.........................................     2,900         98,358
    Yuasa Trading Co., Ltd...........................................    74,100      2,298,790
    Yuken Kogyo Co., Ltd.............................................    13,300        211,427
#   Yume No Machi Souzou Iinkai Co., Ltd.............................    84,000        772,455
#   Yumeshin Holdings Co., Ltd.......................................   195,400      1,741,241
    Yurtec Corp......................................................   224,000      1,385,064
    Yushiro Chemical Industry Co., Ltd...............................    42,100        554,799
    Yutaka Foods Corp................................................     4,000         61,276
    Yutaka Giken Co., Ltd............................................     1,000         17,257
    Z Holdings Corp.................................................. 1,061,100      3,266,826
    Zaoh Co., Ltd....................................................    18,400        251,670
*   Zappallas, Inc...................................................    11,600         43,793
#   Zenitaka Corp. (The).............................................    11,800        464,522
    Zenkoku Hosho Co., Ltd...........................................   172,600      7,205,873
#   Zenrin Co., Ltd..................................................   156,750      2,838,826
    Zensho Holdings Co., Ltd.........................................   301,800      6,383,262
    Zeon Corp........................................................   757,600      8,630,352
    ZIGExN Co., Ltd..................................................   239,500      1,284,223
#   Zojirushi Corp...................................................   127,000      1,948,869
#   ZOZO, Inc........................................................   306,900      7,148,602
#   Zuiko Corp.......................................................    15,000        463,561
    Zuken, Inc.......................................................    41,500        879,200
                                                                                --------------
TOTAL JAPAN..........................................................            7,272,159,580
                                                                                --------------
NETHERLANDS -- (2.8%)................................................
    Aalberts NV......................................................   715,032     28,814,202
    ABN AMRO Bank NV.................................................   915,243     17,060,182
    Accell Group NV..................................................   115,591      2,871,304
#   Aegon NV......................................................... 3,948,748     17,130,988
    Aegon NV.........................................................   327,424      1,414,472
#   Akzo Nobel NV....................................................   436,938     40,282,773
#*  Altice Europe NV.................................................   399,910      2,288,208
*   Altice Europe NV, Class B........................................    51,303        294,847
#   AMG Advanced Metallurgical Group NV..............................   226,958      5,583,976
    Amsterdam Commodities NV.........................................    95,850      2,064,808
    APERAM SA........................................................   350,525      8,981,153
    Arcadis NV.......................................................   379,883      7,510,302
#   ArcelorMittal....................................................   966,770     14,327,535

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
NETHERLANDS -- (Continued)
    ASM International NV.............................................    213,813 $ 21,557,003
    ASML Holding NV..................................................    109,259   28,638,345
#   ASML Holding NV..................................................    180,590   47,309,162
    ASR Nederland NV.................................................    121,997    4,472,238
*   Basic-Fit NV.....................................................     45,052    1,377,914
    BE Semiconductor Industries NV...................................    644,824   23,905,438
#*  Beter Bed Holding NV.............................................     63,960      158,262
#   Boskalis Westminster.............................................    395,826    8,712,550
#   Brunel International NV..........................................     74,721      691,950
    Coca-Cola European Partners P.L.C................................    160,303    8,596,907
    Corbion NV.......................................................    374,930   10,831,463
    Flow Traders.....................................................    226,794    5,341,083
    ForFarmers NV....................................................    131,430      797,395
#*  Fugro NV.........................................................    348,210    3,156,426
    GrandVision NV...................................................    218,386    6,676,080
*   Heijmans NV......................................................    130,569    1,057,319
    Heineken NV......................................................    260,646   26,617,027
    Hunter Douglas NV................................................      8,858      567,430
    IMCD NV..........................................................    115,234    8,997,944
#   ING Groep NV, Sponsored ADR......................................  1,003,443   11,369,009
    ING Groep NV.....................................................  2,595,723   29,392,633
    Intertrust NV....................................................     80,587    1,534,084
#   Kendrion NV......................................................     87,207    1,852,717
    Koninklijke Ahold Delhaize NV, Sponsored ADR.....................     13,329      331,759
    Koninklijke Ahold Delhaize NV....................................  2,917,217   72,697,206
#   Koninklijke BAM Groep NV.........................................  1,500,509    3,809,558
    Koninklijke DSM NV...............................................    362,403   43,012,866
    Koninklijke KPN NV............................................... 10,268,511   31,877,232
    Koninklijke Philips NV...........................................    353,997   15,531,289
#   Koninklijke Philips NV...........................................    490,729   21,543,002
#   Koninklijke Vopak NV.............................................    342,700   18,826,449
    Nederland Apparatenfabriek.......................................     24,730    1,327,786
    NN Group NV......................................................    682,744   26,051,390
#*  OCI NV...........................................................    374,917    8,429,771
    Ordina NV........................................................    523,157    1,068,889
#   PostNL NV........................................................  2,105,675    4,838,047
*   Prosus N.V.......................................................    115,406    7,958,280
    Randstad NV......................................................    721,027   40,014,724
#   SBM Offshore NV..................................................  1,119,722   19,310,169
    Signify NV.......................................................    548,896   16,082,683
    Sligro Food Group NV.............................................    113,515    2,889,273
#   SNS NV...........................................................    262,485            0
*   Takeaway.com NV..................................................      6,519      531,744
    TKH Group NV.....................................................    238,777   12,240,311
    TomTom NV........................................................    313,935    3,555,172
#   Unilever NV......................................................    399,547   23,669,164
#   Unilever NV......................................................    796,683   47,089,281
    Van Lanschot Kempen NV...........................................     64,261    1,481,600
    Wolters Kluwer NV................................................    580,125   42,727,944
                                                                                 ------------
TOTAL NETHERLANDS....................................................             869,130,718
                                                                                 ------------
NEW ZEALAND -- (0.4%)................................................
*   a2 Milk Co., Ltd.................................................  1,472,795   12,227,666
    Abano Healthcare Group, Ltd......................................     13,329       39,830
    Air New Zealand, Ltd.............................................  4,509,612    8,163,995
    Arvida Group, Ltd................................................     12,025       11,635
    Auckland International Airport, Ltd..............................    750,118    4,470,572
#   Chorus, Ltd......................................................  2,015,375    6,852,547
    Chorus, Ltd., ADR................................................     10,487      178,069

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
NEW ZEALAND -- (Continued)
    Comvita, Ltd.....................................................    14,886 $     28,662
#   Contact Energy, Ltd..............................................   843,177    3,987,895
    EBOS Group, Ltd..................................................   310,792    4,908,776
*   Eroad, Ltd.......................................................    30,986       63,971
#   Fisher & Paykel Healthcare Corp., Ltd............................   870,919   10,681,991
#   Fletcher Building, Ltd........................................... 1,521,656    4,470,831
    Fletcher Building, Ltd...........................................    94,146      276,032
#*  Fonterra Co-operative Group, Ltd.................................   172,729      459,403
    Freightways, Ltd.................................................   465,173    2,294,969
    Genesis Energy, Ltd.............................................. 1,367,251    2,872,264
#   Gentrack Group, Ltd..............................................   111,983      366,091
    Hallenstein Glasson Holdings, Ltd................................    87,955      348,596
    Heartland Group Holdings, Ltd.................................... 1,497,836    1,573,010
    Infratil, Ltd.................................................... 1,686,341    5,328,365
    Kathmandu Holdings, Ltd..........................................   260,583      524,081
    Mainfreight, Ltd.................................................   312,932    8,061,462
    Mercury NZ, Ltd..................................................   580,147    1,844,858
    Meridian Energy, Ltd.............................................   591,256    1,742,839
    Metlifecare, Ltd.................................................   474,165    1,464,865
*   Metro Performance Glass, Ltd.....................................   118,709       25,148
    New Zealand Refining Co., Ltd. (The).............................   356,424      468,074
#   NZME, Ltd........................................................ 1,016,313      259,514
#   NZX, Ltd.........................................................   448,650      370,960
    Oceania Healthcare, Ltd..........................................    15,612       10,309
*   Pacific Edge, Ltd................................................    20,054        2,519
    PGG Wrightson, Ltd...............................................    15,190       23,942
#   Port of Tauranga, Ltd............................................   551,737    2,364,716
*   Pushpay Holdings, Ltd............................................   100,550      202,497
*   Restaurant Brands New Zealand, Ltd...............................   104,488      798,139
#   Ryman Healthcare, Ltd............................................   543,223    4,489,710
    Sanford, Ltd.....................................................    47,374      215,637
#   Scales Corp., Ltd................................................   251,949      843,919
#   Skellerup Holdings, Ltd..........................................   462,083      680,903
    SKY Network Television, Ltd...................................... 4,168,921    2,409,289
    SKYCITY Entertainment Group, Ltd................................. 2,536,472    6,354,713
    Spark New Zealand, Ltd........................................... 3,405,015    9,767,845
    Steel & Tube Holdings, Ltd.......................................   731,601      421,972
    Summerset Group Holdings, Ltd.................................... 1,094,119    4,611,047
*   Synlait Milk, Ltd................................................   123,799      745,718
    Tourism Holdings, Ltd............................................   866,736    1,971,384
#*  TOWER, Ltd....................................................... 1,358,907      592,675
    Trustpower, Ltd..................................................   143,171      774,919
    Vector, Ltd......................................................   418,712      954,782
    Vista Group International, Ltd...................................     4,288       10,716
    Warehouse Group, Ltd. (The)......................................   195,063      332,769
    Z Energy, Ltd.................................................... 1,352,945    4,645,968
                                                                                ------------
TOTAL NEW ZEALAND....................................................            127,593,059
                                                                                ------------
NORWAY -- (0.8%).....................................................
    ABG Sundal Collier Holding ASA................................... 2,153,116      795,826
#*  Adevinta ASA, Class B............................................    97,829    1,119,010
    AF Gruppen ASA...................................................    36,752      707,277
*   Akastor ASA......................................................   705,716      800,264
    Aker ASA, Class A................................................    39,393    2,093,215
#   Aker BP ASA......................................................   318,898    8,845,394
*   Aker Solutions ASA...............................................   586,527    1,354,211
#   American Shipping Co. ASA........................................   221,032      862,613
*   Archer, Ltd......................................................   536,077      202,873
    Atea ASA.........................................................   375,218    4,741,037

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
NORWAY -- (Continued)
    Austevoll Seafood ASA............................................   452,456 $ 4,568,936
#*  Avance Gas Holding, Ltd..........................................   305,881   1,397,274
*   Axactor SE.......................................................   516,622   1,001,072
#   B2Holding ASA....................................................    20,414      18,078
    Bakkafrost P/F...................................................   152,145   9,527,465
    Bonheur ASA......................................................    95,908   1,894,672
    Borregaard ASA...................................................   499,645   4,814,049
    BW LPG, Ltd......................................................   588,577   4,122,031
*   BW Offshore, Ltd.................................................   659,822   5,039,442
    Data Respons ASA.................................................     4,420      17,542
    DNB ASA..........................................................   952,218  17,337,299
    DNO ASA.......................................................... 4,801,785   5,835,239
#*  DOF ASA..........................................................   748,996     112,809
    Entra ASA........................................................   146,044   2,187,034
    Equinor ASA...................................................... 1,582,273  29,375,973
#   Equinor ASA, Sponsored ADR.......................................   660,099  12,218,432
    Europris ASA.....................................................   542,586   1,472,509
#*  FLEX LNG, Ltd....................................................    41,173     381,798
*   Frontline, Ltd...................................................   358,128   3,767,418
#*  Funcom NV........................................................   106,806     155,956
    Gjensidige Forsikring ASA........................................   120,560   2,253,885
#   Golar LNG, Ltd...................................................    19,800     272,646
    Grieg Seafood ASA................................................   400,515   4,911,771
#*  Hexagon Composites ASA...........................................   259,394     876,690
    Hoegh LNG Holdings, Ltd..........................................    86,821     335,525
    Itera ASA........................................................    52,344      52,349
#*  Kongsberg Automotive ASA......................................... 2,256,768   1,175,631
    Kongsberg Gruppen ASA............................................   106,927   1,579,675
    Kvaerner ASA.....................................................   860,116   1,091,631
    Leroy Seafood Group ASA..........................................   391,052   2,626,891
    Magnora ASA......................................................    66,506      47,028
    Mowi ASA.........................................................   438,512  10,704,925
#*  NEL ASA.......................................................... 2,126,131   1,843,442
*   Nordic Nanovector ASA............................................    56,294     126,630
#*  Nordic Semiconductor ASA.........................................   194,929   1,110,267
    Norsk Hydro ASA.................................................. 2,263,338   7,997,638
#   Norway Royal Salmon ASA..........................................    79,429   1,877,096
#*  Norwegian Air Shuttle ASA........................................   436,458   2,121,938
*   Norwegian Finans Holding ASA.....................................   522,432   5,045,719
#   Norwegian Property ASA...........................................     9,501      13,642
#   Ocean Yield ASA..................................................   371,550   2,077,619
*   Odfjell Drilling, Ltd............................................   352,086   1,021,258
*   Odfjell SE, Class A..............................................    47,975     150,882
    Olav Thon Eiendomsselskap ASA....................................    20,080     319,109
    Orkla ASA........................................................   365,420   3,512,356
*   Otello Corp. ASA.................................................   441,225     741,012
#*  Panoro Energy ASA................................................    26,622      72,356
#*  PGS ASA.......................................................... 2,090,440   3,538,023
#*  PhotoCure ASA....................................................    20,984     134,090
*   Prosafe SE.......................................................   151,494     118,718
#*  Protector Forsikring ASA.........................................   187,348     945,223
*   Q-Free ASA.......................................................    88,919      64,377
#*  REC Silicon ASA.................................................. 4,096,737   1,373,218
    Salmar ASA.......................................................    75,927   3,543,340
    Sbanken ASA......................................................    54,961     390,485
#   Scatec Solar ASA.................................................   430,453   4,788,694
#   Schibsted ASA, Class A...........................................    51,459   1,511,271
#   Schibsted ASA, Class B...........................................    46,370   1,293,766
    Selvaag Bolig ASA................................................   182,848   1,008,735

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
NORWAY -- (Continued)
#   Solon Eiendom ASA................................................     46,042 $    168,095
    SpareBank 1 SR-Bank ASA..........................................    584,934    6,232,810
    Stolt-Nielsen, Ltd...............................................    132,292    1,629,190
    Storebrand ASA...................................................  1,419,024   10,031,776
    Subsea 7 SA......................................................    753,199    7,076,087
    Telenor ASA......................................................    601,150   11,250,971
    TGS NOPEC Geophysical Co. ASA....................................    427,417   11,100,571
    Tomra Systems ASA................................................    327,758    8,834,154
    Treasure ASA.....................................................    264,434      391,913
    Veidekke ASA.....................................................    304,028    3,296,817
#   Wallenius Wilhelmsen ASA.........................................    171,455      374,005
    Wilh Wilhelmsen Holding ASA, Class A.............................     48,941      760,498
#*  XXL ASA..........................................................    207,996      426,355
    Yara International ASA...........................................    109,948    4,283,157
                                                                                 ------------
TOTAL NORWAY.........................................................             265,292,698
                                                                                 ------------
PORTUGAL -- (0.3%)...................................................
    Altri SGPS SA....................................................    530,126    3,235,963
#   Banco Comercial Portugues SA, Class R............................ 19,365,605    4,391,614
    Banco Espirito Santo SA..........................................  3,375,184            0
#   CTT-Correios de Portugal SA......................................    498,807    1,594,718
    EDP - Energias de Portugal SA....................................  1,919,187    7,905,571
    EDP - Energias de Portugal SA, Sponsored ADR.....................      7,202      295,750
    EDP Renovaveis SA................................................    647,633    7,387,108
    Galp Energia SGPS SA.............................................    833,384   13,329,787
    Jeronimo Martins SGPS SA.........................................    684,734   11,506,027
#   Mota-Engil SGPS SA...............................................    820,196    1,816,867
    Navigator Co. SA (The)...........................................  1,087,002    3,922,677
    NOS SGPS SA......................................................  1,875,900   11,152,691
    Novabase SGPS SA.................................................     12,258       34,415
    REN - Redes Energeticas Nacionais SGPS SA........................  1,309,468    3,886,775
    Semapa-Sociedade de Investimento e Gestao........................    159,691    2,199,288
    Sonae Capital SGPS SA............................................    448,043      353,101
    Sonae SGPS SA....................................................  5,178,936    5,225,225
                                                                                 ------------
TOTAL PORTUGAL.......................................................              78,237,577
                                                                                 ------------
SINGAPORE -- (1.0%)..................................................
*   Abterra, Ltd.....................................................    189,000        1,014
    Accordia Golf Trust..............................................  1,915,500      809,134
#   AEM Holdings, Ltd................................................    954,600    1,048,724
    Amara Holdings, Ltd..............................................    248,000       82,097
    Ascendas India Trust.............................................  1,552,200    1,858,356
#   Avarga, Ltd......................................................  1,027,400      128,236
    Banyan Tree Holdings, Ltd........................................    834,700      272,884
#   Best World International, Ltd....................................  1,252,500      930,778
    Bonvests Holdings, Ltd...........................................     51,600       44,407
    Boustead Projects, Ltd...........................................    147,404      102,432
#   Boustead Singapore, Ltd..........................................  1,206,267      690,692
#   BreadTalk Group, Ltd.............................................    758,400      297,940
    Bukit Sembawang Estates, Ltd.....................................    554,000    1,977,560
    Bund Center Investment, Ltd......................................    316,000      129,866
    CapitaLand, Ltd..................................................  4,264,500   11,272,019
#   Centurion Corp., Ltd.............................................  1,289,100      407,107
#   China Aviation Oil Singapore Corp., Ltd..........................  1,190,400    1,066,043
#   China Sunsine Chemical Holdings, Ltd.............................  1,670,700    1,397,529
#   Chip Eng Seng Corp., Ltd.........................................  2,467,100    1,115,779
#   CITIC Envirotech, Ltd............................................  3,260,400      825,881
    City Developments, Ltd...........................................    771,400    6,108,864

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
SINGAPORE -- (Continued)
    Civmec, Ltd......................................................    303,700 $    80,204
    ComfortDelGro Corp., Ltd.........................................  5,360,269   9,051,784
#   Cordlife Group, Ltd..............................................     73,100      23,047
#*  COSCO Shipping International Singapore Co., Ltd..................  1,400,300     297,826
#*  Creative Technology, Ltd.........................................     27,000      61,587
    CSE Global, Ltd..................................................  1,460,500     563,613
    Dairy Farm International Holdings, Ltd...........................    358,600   2,161,393
    DBS Group Holdings, Ltd..........................................  1,291,470  24,616,541
#   Del Monte Pacific, Ltd...........................................  1,725,882     166,013
    Delfi, Ltd.......................................................    192,800     140,513
    DMX Technologies Group, Ltd......................................    256,000           0
    Duty Free International, Ltd.....................................    206,500      23,877
*   Dyna-Mac Holdings, Ltd...........................................  1,183,800      80,632
    Elec & Eltek International Co., Ltd..............................     28,700      43,067
#*  Ezion Holdings, Ltd.............................................. 16,915,348     200,182
#*  Ezra Holdings, Ltd...............................................  7,898,145      59,977
    Far East Orchard, Ltd............................................    628,636     540,166
#   First Resources, Ltd.............................................  2,786,500   3,128,981
    Food Empire Holdings, Ltd........................................  1,092,800     433,536
    Fragrance Group, Ltd.............................................  1,448,000     133,997
    Frasers Property, Ltd............................................  1,089,100   1,473,208
#   Frencken Group, Ltd..............................................  1,795,000     907,929
    Fu Yu Corp., Ltd.................................................  2,414,000     398,695
*   Gallant Venture, Ltd.............................................  2,485,000     211,840
    Genting Singapore, Ltd...........................................  7,585,300   5,233,196
#   Geo Energy Resources, Ltd........................................  3,320,700     353,728
    GK Goh Holdings, Ltd.............................................     14,200       8,505
    GL, Ltd..........................................................  1,524,400     885,648
#   Golden Agri-Resources, Ltd....................................... 24,957,869   3,746,203
#   Golden Energy & Resources, Ltd...................................    673,700      81,639
    GP Industries, Ltd...............................................    174,000      74,433
#   Great Eastern Holdings, Ltd......................................     50,900     817,169
    GSH Corp., Ltd...................................................     52,560      13,522
    GuocoLand, Ltd...................................................    817,821   1,206,982
#*  Halcyon Agri Corp., Ltd..........................................    865,546     289,172
    Haw Par Corp., Ltd...............................................     43,800     431,288
#   Health Management International, Ltd.............................    791,926     421,812
    Hiap Hoe, Ltd....................................................    128,000      71,955
#   Hi-P International, Ltd..........................................  1,358,900   1,431,407
    Ho Bee Land, Ltd.................................................    928,800   1,596,469
#   Hong Fok Corp., Ltd..............................................  1,541,888     922,839
*   Hong Leong Asia, Ltd.............................................  2,890,800   1,325,954
    Hong Leong Finance, Ltd..........................................     14,300      27,627
    Hongkong Land Holdings, Ltd......................................    877,300   4,819,354
    Hotel Grand Central, Ltd.........................................    179,659     174,166
    Hour Glass, Ltd. (The)...........................................    282,700     167,380
#   Hutchison Port Holdings Trust.................................... 22,938,300   3,553,166
    Hwa Hong Corp., Ltd..............................................    280,000      64,881
#*  Hyflux, Ltd......................................................  2,064,700      41,294
#   iFAST Corp., Ltd.................................................    361,000     267,851
#   Indofood Agri Resources, Ltd..................................... 11,359,500   2,674,294
    InnoTek, Ltd.....................................................     87,000      27,797
#   Japfa, Ltd.......................................................  3,552,800   1,279,097
    Jardine Cycle & Carriage, Ltd....................................    135,997   3,269,658
    Jurong Technologies Industrial Corp., Ltd........................    213,200           0
#   k1 Ventures, Ltd.................................................    657,240           0
#   Keppel Corp., Ltd................................................  2,449,700  12,335,182
    Keppel Infrastructure Trust......................................  8,360,350   3,290,012
    Koh Brothers Group, Ltd..........................................    193,000      28,343

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
SINGAPORE -- (Continued)
#   KSH Holdings, Ltd................................................    555,650 $   189,413
#   Lian Beng Group, Ltd.............................................  1,725,400     640,978
#   Low Keng Huat Singapore, Ltd.....................................    293,000      89,512
    Lum Chang Holdings, Ltd..........................................    192,900      50,309
    Mandarin Oriental International, Ltd.............................     81,600     134,422
    Metro Holdings, Ltd..............................................  1,508,700   1,030,531
#   Mewah International, Inc.........................................     47,900       8,352
#*  Midas Holdings, Ltd..............................................  4,664,147     123,422
#*  mm2 Asia, Ltd....................................................  1,318,000     217,727
    Nera Telecommunications, Ltd.....................................     43,600       8,659
    NSL, Ltd.........................................................     75,000      53,477
#   Olam International, Ltd..........................................  1,820,500   2,444,843
#   OUE, Ltd.........................................................  1,353,000   1,441,151
    Oversea-Chinese Banking Corp., Ltd...............................  2,983,666  23,986,310
#   Oxley Holdings, Ltd..............................................  5,274,226   1,315,984
*   Pacc Offshore Services Holdings, Ltd.............................    214,800      20,052
    Pan-United Corp., Ltd............................................    335,000      79,981
    Penguin International, Ltd.......................................    434,733     212,573
    Perennial Real Estate Holdings, Ltd..............................     61,700      24,703
#   Q&M Dental Group Singapore, Ltd..................................    910,700     348,183
    QAF, Ltd.........................................................  1,233,365     674,572
#*  Raffles Education Corp., Ltd..................................... 14,943,227     877,350
#   Raffles Medical Group, Ltd.......................................  1,501,487   1,114,750
#   Riverstone Holdings, Ltd.........................................    725,600     519,497
    SATS, Ltd........................................................  1,703,492   6,317,348
    SBS Transit, Ltd.................................................     54,000     160,696
    Sembcorp Industries, Ltd.........................................  8,113,000  13,620,835
*   Sembcorp Marine, Ltd.............................................    878,400     882,671
    Sheng Siong Group, Ltd...........................................  2,602,700   2,237,166
#*  SHS Holdings, Ltd................................................    948,600     119,319
    SIA Engineering Co., Ltd.........................................    197,700     387,628
#   SIIC Environment Holdings, Ltd...................................  3,411,980     565,662
    Sinarmas Land, Ltd...............................................  4,408,800     728,161
    Sing Holdings, Ltd...............................................    392,300     110,931
    Singapore Airlines, Ltd..........................................  2,668,400  18,443,354
    Singapore Exchange, Ltd..........................................  1,174,700   7,712,539
#   Singapore Post, Ltd..............................................  6,607,716   4,658,827
#   Singapore Press Holdings, Ltd....................................  2,045,000   3,328,020
#   Singapore Reinsurance Corp., Ltd.................................     55,000      11,513
    Singapore Shipping Corp., Ltd....................................    137,000      29,166
    Singapore Technologies Engineering, Ltd..........................  2,281,400   6,683,007
    Singapore Telecommunications, Ltd................................  5,642,750  13,664,223
*   Sino Grandness Food Industry Group, Ltd..........................  7,714,863     254,898
    Stamford Land Corp., Ltd.........................................  1,198,100     431,407
    StarHub, Ltd.....................................................  2,486,410   2,375,894
    Straits Trading Co., Ltd.........................................     14,800      22,509
#   Sunningdale Tech, Ltd............................................    870,380     767,307
*   SunVic Chemical Holdings, Ltd....................................    638,600       3,896
#*  Swiber Holdings, Ltd.............................................  1,301,500      19,516
#   Thomson Medical Group, Ltd.......................................  1,711,900      72,874
    Tiong Woon Corp. Holding, Ltd....................................    160,750      43,154
#   Tuan Sing Holdings, Ltd..........................................  3,451,145     848,653
#   UMS Holdings, Ltd................................................  2,386,987   1,406,811
    United Engineers, Ltd............................................  2,465,604   4,804,378
    United Industrial Corp., Ltd.....................................    542,123   1,154,967
    United Overseas Bank, Ltd........................................  1,483,389  29,204,125
    United Overseas Insurance, Ltd...................................      1,900       9,875
    UOB-Kay Hian Holdings, Ltd.......................................    677,212     606,946
#   UOL Group, Ltd...................................................  1,539,288   8,813,779

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
SINGAPORE -- (Continued)
#   Valuetronics Holdings, Ltd.......................................  3,796,160 $  1,879,181
    Venture Corp., Ltd...............................................  1,204,900   13,976,384
    Vibrant Group, Ltd...............................................    550,931       51,713
    Vicom, Ltd.......................................................      2,400       13,349
    Wee Hur Holdings, Ltd............................................    917,300      141,425
    Wilmar International, Ltd........................................  1,442,000    3,964,747
    Wing Tai Holdings, Ltd...........................................  2,248,024    3,352,638
    Yangzijiang Shipbuilding Holdings Ltd............................  1,869,600    1,308,883
    Yeo Hiap Seng, Ltd...............................................     63,135       41,263
#*  Yongnam Holdings, Ltd............................................  1,649,400      183,277
    Zhongmin Baihui Retail Group, Ltd................................      7,800        3,440
                                                                                 ------------
TOTAL SINGAPORE......................................................             317,323,079
                                                                                 ------------
SPAIN -- (2.3%)......................................................
    Acciona SA.......................................................    186,892   19,470,085
    Acerinox SA......................................................  1,000,803    9,382,879
    ACS Actividades de Construccion y Servicios SA...................    557,895   22,638,313
#*  Adveo Group International SA.....................................     60,568        6,140
    Aena SME SA......................................................     73,162   13,429,764
    Alantra Partners SA..............................................      1,298       22,065
#   Almirall SA......................................................    236,598    4,443,792
#   Amadeus IT Group SA..............................................    356,233   26,353,494
*   Amper SA.........................................................  3,841,033    1,119,247
    Applus Services SA...............................................    733,583    8,864,916
    Atresmedia Corp. de Medios de Comunicacion SA....................    599,582    2,509,301
    Azkoyen SA.......................................................     55,415      423,993
    Banco Bilbao Vizcaya Argentaria SA...............................  2,786,482   14,675,923
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR................    465,803    2,436,150
#   Banco de Sabadell SA............................................. 19,911,808   21,887,644
    Banco Santander SA............................................... 13,394,582   53,783,230
#   Banco Santander SA, Sponsored ADR................................  2,411,218    9,548,423
    Bankia SA........................................................  1,724,679    3,290,377
    Bankinter SA.....................................................    846,902    5,865,553
    Bolsas y Mercados Espanoles SHMSF SA.............................    342,439    9,498,989
    CaixaBank SA.....................................................  4,186,422   12,004,972
#*  Caja de Ahorros del Mediterraneo.................................     21,176            0
    Cellnex Telecom S.A..............................................    218,466    9,419,705
#   Cellnex Telecom SA...............................................    752,518   32,470,272
    Cia de Distribucion Integral Logista Holdings SA.................    254,164    5,329,057
    CIE Automotive SA................................................    310,423    7,731,808
    Construcciones y Auxiliar de Ferrocarriles SA....................     73,151    3,284,977
#*  Deoleo SA........................................................  2,134,451      113,886
    Ebro Foods SA....................................................    171,376    3,762,195
*   eDreams ODIGEO SA................................................    196,236      901,602
    Elecnor SA.......................................................     48,049      554,813
    Enagas SA........................................................  1,219,596   30,178,401
#   Ence Energia y Celulosa SA.......................................  1,158,459    4,574,590
    Endesa SA........................................................    341,867    9,310,692
    Ercros SA........................................................    774,393    1,974,045
    Euskaltel SA.....................................................    429,723    4,001,891
    Faes Farma SA....................................................  1,174,409    6,748,827
#   Ferrovial SA.....................................................    278,376    8,212,970
*   Fluidra SA.......................................................    184,428    2,301,528
    Fomento de Construcciones y Contratas SA.........................     42,312      511,993
*   Global Dominion Access SA........................................    496,169    2,082,981
#   Grifols SA.......................................................    340,809   10,994,687
    Grupo Catalana Occidente SA......................................     98,649    3,456,093
*   Grupo Empresarial San Jose SA....................................    103,528      801,365
#*  Grupo Ezentis SA.................................................  1,185,238      674,102

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SPAIN -- (Continued)
    Iberdrola S.A.................................................... 8,561,247 $ 88,001,006
    Iberpapel Gestion SA.............................................     6,469      178,033
*   Indra Sistemas SA................................................   820,851    7,929,511
#   Industria de Diseno Textil SA....................................   682,305   21,261,177
    Laboratorios Farmaceuticos Rovi SA...............................     4,602      112,295
    Liberbank SA..................................................... 7,521,480    2,409,580
    Mapfre SA........................................................ 5,804,496   16,200,320
*   Masmovil Ibercom SA..............................................   262,458    6,076,850
    Mediaset Espana Comunicacion SA.................................. 1,212,258    7,417,635
    Melia Hotels International SA....................................   378,498    3,086,341
    Miquel y Costas & Miquel SA......................................   121,816    2,047,234
#   Naturgy Energy Group SA..........................................   784,955   21,386,157
#*  Obrascon Huarte Lain SA..........................................   720,003      830,101
*   Pharma Mar SA....................................................   158,657      337,918
    Prim SA..........................................................     5,935       71,120
*   Promotora de Informaciones SA, Class A........................... 1,629,921    2,421,397
    Prosegur Cia de Seguridad SA..................................... 1,241,277    4,816,975
*   Quabit Inmobiliaria SA...........................................   268,802      235,304
#*  Realia Business SA...............................................   735,022      725,240
    Red Electrica Corp. SA...........................................   762,876   15,331,915
    Repsol SA, Sponsored ADR.........................................   345,975    5,757,029
    Repsol SA........................................................ 2,112,608   34,815,142
#   Sacyr S.A........................................................ 2,690,653    7,655,361
    Siemens Gamesa Renewable Energy SA...............................   249,150    3,430,011
#*  Solaria Energia y Medio Ambiente SA..............................   355,956    2,756,383
*   Talgo SA.........................................................   497,086    3,107,014
*   Tecnicas Reunidas SA.............................................    84,086    2,116,601
#   Telefonica SA, Sponsored ADR.....................................   237,585    1,822,277
    Telefonica SA.................................................... 5,075,764   38,978,204
    Tubacex SA.......................................................   311,537      924,598
    Unicaja Banco SA.................................................   323,534      292,988
    Vidrala SA.......................................................    57,927    5,035,513
    Viscofan SA......................................................   277,148   15,030,628
    Vocento SA.......................................................   126,195      171,018
    Zardoya Otis SA..................................................   640,423    4,855,727
                                                                                ------------
TOTAL SPAIN..........................................................            718,672,333
                                                                                ------------
SWEDEN -- (2.5%).....................................................
    AAK AB...........................................................   469,234    8,323,763
*   AcadeMedia AB....................................................    26,499      134,175
*   Adapteo Oyj......................................................   214,286    2,346,004
    AddLife AB, Class B..............................................    31,363      702,775
    AddTech AB, Class B..............................................   186,636    5,193,777
    AF POYRY AB......................................................   324,520    6,908,400
#   Alfa Laval AB....................................................   266,076    6,158,399
#   Alimak Group AB..................................................    73,926      974,767
*   Arise AB.........................................................     1,101        3,079
    Arjo AB, Class B.................................................   693,317    2,859,466
    Assa Abloy AB, Class B...........................................   181,740    4,316,028
#   Atlas Copco AB, Class A..........................................   564,146   19,912,381
#   Atlas Copco AB, Class B..........................................   327,827   10,171,919
    Atrium Ljungberg AB, Class B.....................................   124,107    2,471,316
    Attendo AB.......................................................    57,348      292,825
    Avanza Bank Holding AB...........................................   371,655    3,170,832
    Axfood AB........................................................   300,779    6,478,428
    BE Group AB......................................................     7,096       27,635
    Beijer Alma AB...................................................   148,483    1,909,499
    Beijer Electronics Group AB......................................     9,204       47,828
    Beijer Ref AB....................................................   160,799    4,341,130

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SWEDEN -- (Continued)
    Bergman & Beving AB..............................................   126,274 $ 1,104,757
    Betsson AB.......................................................   768,863   3,787,105
    Bilia AB, Class A................................................   776,851   7,795,965
#   BillerudKorsnas AB...............................................   574,211   6,906,079
    BioGaia AB, Class B..............................................    92,390   3,520,232
    Biotage AB.......................................................   219,606   2,268,560
    Bjorn Borg AB....................................................    89,330     202,031
    Boliden AB.......................................................   992,847  26,774,566
    Bonava AB, Class B...............................................   257,539   2,483,858
    Bravida Holding AB...............................................    68,859     634,507
    Bufab AB.........................................................   110,662   1,206,984
#   Bulten AB........................................................    85,234     523,239
    Bure Equity AB...................................................   304,205   4,702,057
#*  Byggmax Group AB.................................................   428,825   1,203,585
    Castellum AB.....................................................   337,132   6,889,508
    Catena AB........................................................    54,352   1,990,894
#   Clas Ohlson AB, Class B..........................................   174,296   1,677,085
    Cloetta AB, Class B.............................................. 1,198,629   4,069,983
#*  Collector AB.....................................................    96,549     470,070
    Concentric AB....................................................   237,436   3,174,523
    Coor Service Management Holding AB...............................    68,367     584,381
#   Dios Fastigheter AB..............................................   400,499   3,336,464
    Dometic Group AB.................................................   916,373   8,507,816
*   Doro AB..........................................................    98,776     429,767
    Duni AB..........................................................   125,724   1,686,244
#   Dustin Group AB..................................................   265,651   2,117,887
    Eastnine AB......................................................   118,134   1,446,726
    Elanders AB, Class B.............................................    17,769     152,988
    Electrolux AB....................................................   510,465  13,420,806
    Elekta AB, Class B...............................................   454,631   6,333,383
#*  Eltel AB.........................................................    76,428     165,114
*   Enea AB..........................................................    45,729     772,350
    Epiroc AB, Class A...............................................   553,643   6,238,035
#   Epiroc AB, Class B...............................................   327,620   3,568,241
    Essity AB, Class A...............................................    28,522     893,157
    Essity AB, Class B...............................................   650,088  20,309,217
    eWork Group AB...................................................    24,860     177,674
    Fabege AB........................................................   499,816   7,464,479
#   Fagerhult AB.....................................................   133,282     790,804
*   Fastighets AB Balder, Class B....................................   168,314   6,527,960
    Fenix Outdoor International AG...................................     4,472     418,009
#*  Fingerprint Cards AB, Class B....................................   393,204     731,454
    Getinge AB, Class B..............................................   697,175  11,919,286
    Granges AB.......................................................   487,189   4,742,452
#   Gunnebo AB.......................................................   475,111   1,191,062
    Haldex AB........................................................   236,142   1,188,917
*   Hembla AB........................................................    26,257     585,577
    Hemfosa Fastigheter AB...........................................   456,461   4,703,832
#   Hennes & Mauritz AB, Class B.....................................   699,905  14,669,659
    Hexagon AB, Class B..............................................   213,856  10,948,979
#   Hexpol AB........................................................   652,920   5,825,464
    HIQ International AB.............................................   268,795   1,332,088
    HMS Networks AB..................................................    25,383     326,260
#*  Hoist Finance AB.................................................   200,059   1,097,933
    Holmen AB, Class B...............................................   377,728  11,147,002
#   Hufvudstaden AB, Class A.........................................   185,195   3,099,075
    Humana AB........................................................    14,706      88,304
    Husqvarna AB, Class A............................................   104,942     798,616
#   Husqvarna AB, Class B............................................ 1,103,828   8,456,319

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SWEDEN -- (Continued)
#   ICA Gruppen AB...................................................   168,917 $ 7,474,869
#   Indutrade AB.....................................................   206,190   6,357,411
*   International Petroleum Corp.....................................   370,264   1,256,609
#   Intrum AB........................................................   264,978   7,143,558
    Inwido AB........................................................   423,050   2,818,916
#*  ITAB Shop Concept AB, Class B....................................    23,230      44,173
    JM AB............................................................   420,950  10,783,355
    Kindred Group P.L.C..............................................   787,797   5,715,761
    Klovern AB, Class B.............................................. 2,186,674   3,819,499
    KNOW IT AB.......................................................   133,891   2,635,562
    Kungsleden AB....................................................   654,846   5,950,761
    Lagercrantz Group AB, Class B....................................   236,930   3,048,382
#   Lifco AB, Class B................................................    34,666   1,729,049
    Lindab International AB..........................................   375,471   4,199,777
    Loomis AB, Class B...............................................   547,033  21,180,801
#   Lundin Petroleum AB..............................................   188,014   6,226,659
#*  Medivir AB, Class B..............................................   106,690     257,769
#*  Mekonomen AB.....................................................   209,140   1,781,471
#   Millicom International Cellular SA...............................   177,651   8,098,776
*   Modern Times Group MTG AB, Class B...............................     2,245      20,819
    Momentum Group AB, Class B.......................................   110,949   1,192,813
#   Mycronic AB......................................................   284,010   4,727,397
#   Nederman Holding AB..............................................     5,515      68,065
#*  Net Insight AB, Class B..........................................   554,021     101,229
    NetEnt AB........................................................   824,885   2,333,438
    New Wave Group AB, Class B.......................................   294,978   1,716,247
    Nibe Industrier AB, Class B......................................   447,875   6,132,498
    Nobia AB.........................................................   654,068   4,176,223
    Nobina AB........................................................   942,891   5,972,734
#   Nolato AB, Class B...............................................   152,586   8,549,357
    Nordic Entertainment Group AB, Class B...........................    30,341     862,455
    Nordic Waterproofing Holding A.S.................................    33,630     327,937
    NP3 Fastigheter AB...............................................    26,002     268,433
#*  Nyfosa AB........................................................   510,240   3,409,807
    OEM International AB, Class B....................................    15,561     328,945
    Opus Group AB.................................................... 1,341,087     725,625
    Pandox AB........................................................   157,849   3,158,764
    Peab AB.......................................................... 1,187,028  10,009,556
    Platzer Fastigheter Holding AB, Class B..........................    32,752     327,993
    Pricer AB, Class B...............................................   518,706     775,403
    Proact IT Group AB...............................................    36,952     584,214
    Profilgruppen AB, Class B........................................       855       7,994
*   Qliro Group AB...................................................   466,637     416,507
    Ratos AB, Class B................................................ 1,784,619   4,605,695
*   RaySearch Laboratories AB........................................   102,620   1,647,297
#   Recipharm AB, Class B............................................   104,169   1,483,452
    Resurs Holding AB................................................   207,941   1,224,592
    Rottneros AB.....................................................   339,573     380,552
#   Saab AB, Class B.................................................   211,462   6,530,363
    Sagax AB, Class B................................................   155,700   1,793,395
    Sandvik AB....................................................... 1,227,291  21,682,945
*   SAS AB........................................................... 1,876,825   2,934,534
    Scandi Standard AB...............................................   300,827   2,214,010
    Scandic Hotels Group AB..........................................   340,584   3,277,095
    Sectra AB, Class B...............................................    32,157   1,070,731
    Securitas AB, Class B............................................   622,858   9,973,281
    Semcon AB........................................................    51,223     316,126
#*  Sensys Gatso Group AB............................................ 1,882,909     275,935
    Sintercast AB....................................................     2,304      30,775

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SWEDEN -- (Continued)
    Skandinaviska Enskilda Banken AB, Class A........................ 1,766,072 $ 16,938,986
    Skandinaviska Enskilda Banken AB, Class C........................    18,930      183,034
    Skanska AB, Class B..............................................   499,613   10,645,172
    SKF AB, Class A..................................................    32,620      590,962
    SKF AB, Class B.................................................. 1,184,400   21,444,922
#   SkiStar AB.......................................................   291,034    3,492,563
    SSAB AB, Class A.................................................    89,315      255,103
    SSAB AB, Class A.................................................   630,064    1,763,517
    SSAB AB, Class B, Share, Class B.................................   505,629    1,272,739
    SSAB AB, Class B................................................. 1,403,730    3,536,300
#   Svenska Cellulosa AB SCA, Class A................................    43,068      455,385
    Svenska Cellulosa AB SCA, Class B................................ 1,193,010   12,173,627
#   Svenska Handelsbanken AB, Class A................................ 1,316,588   13,213,019
#   Svenska Handelsbanken AB, Class B................................    30,006      301,537
    Sweco AB, Class B................................................   135,193    4,756,732
#   Swedbank AB, Class A............................................. 1,041,064   14,588,727
    Swedish Match AB.................................................   230,668   10,836,400
*   Swedish Orphan Biovitrum AB......................................   182,934    2,901,027
    Systemair AB.....................................................    19,017      273,626
    Tele2 AB, Class B................................................   546,581    7,824,392
#   Telefonaktiebolaget LM Ericsson, Sponsored ADR...................    39,701      346,193
    Telefonaktiebolaget LM Ericsson, Class A.........................    32,855      286,751
    Telefonaktiebolaget LM Ericsson, Class B......................... 1,292,279   11,292,945
    Telia Co. AB..................................................... 3,619,827   15,923,286
    Thule Group AB...................................................   322,197    6,561,198
    Trelleborg AB, Class B...........................................   530,593    8,580,029
    Troax Group AB...................................................    96,121    1,071,680
    VBG Group AB, Class B............................................     1,127       16,523
#   Vitrolife AB.....................................................   196,966    3,073,170
    Volvo AB, Class A................................................   375,732    5,630,732
    Volvo AB, Class B................................................ 3,408,461   51,078,392
    Wallenstam AB, Class B...........................................   480,770    5,265,558
    Wihlborgs Fastigheter AB.........................................   486,986    7,368,235
                                                                                ------------
TOTAL SWEDEN.........................................................            796,424,646
                                                                                ------------
SWITZERLAND -- (6.4%)
    ABB, Ltd., Sponsored ADR.........................................    10,985      230,575
    ABB, Ltd......................................................... 1,777,956   37,337,045
    Adecco Group AG..................................................   675,237   40,140,240
*   Alcon, Inc.......................................................   190,639   11,299,150
#*  Alcon, Inc.......................................................   541,064   31,997,509
    Allreal Holding AG...............................................    74,975   14,608,812
    ALSO Holding AG..................................................    31,961    4,757,827
*   ams AG...........................................................    89,038    4,000,713
    APG SGA SA.......................................................     5,349    1,579,623
    Arbonia AG.......................................................   250,748    3,148,850
*   Aryzta AG........................................................ 4,279,694    3,380,655
    Ascom Holding AG.................................................   142,406    1,412,085
#   Autoneum Holding AG..............................................    20,061    2,250,476
    Bachem Holding AG, Class B.......................................     6,349      969,214
    Baloise Holding AG...............................................   164,207   30,370,644
#   Banque Cantonale de Geneve.......................................     3,621      725,189
    Banque Cantonale Vaudoise........................................    11,732    9,199,321
    Barry Callebaut AG...............................................     6,543   13,827,315
    Belimo Holding AG................................................     1,448    9,082,598
    Bell Food Group AG...............................................     6,989    1,919,931
    Bellevue Group AG................................................    41,301      941,299
#   Berner Kantonalbank AG...........................................     9,926    2,188,760
    BKW AG...........................................................    48,979    3,615,088

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SWITZERLAND -- (Continued)
#   Bobst Group SA...................................................    61,788 $ 3,245,354
    Bossard Holding AG, Class A......................................    38,059   6,044,300
    Bucher Industries AG.............................................    39,043  12,084,670
    Burckhardt Compression Holding AG................................     9,133   2,176,503
#   Burkhalter Holding AG............................................    18,566   1,469,592
    Calida Holding AG................................................     8,643     284,733
    Carlo Gavazzi Holding AG.........................................       899     241,536
    Cembra Money Bank AG.............................................   105,738  11,213,031
    Cham Group AG....................................................        23       9,992
    Chocoladefabriken Lindt & Spruengli AG...........................        60   4,913,326
#   Cicor Technologies, Ltd..........................................     7,703     362,360
    Cie Financiere Richemont SA......................................   431,642  33,918,925
    Cie Financiere Tradition SA......................................     2,784     290,660
    Clariant AG...................................................... 1,000,275  20,518,186
    Coltene Holding AG...............................................    20,543   1,681,955
    Conzzeta AG......................................................     5,748   5,011,312
    Credit Suisse Group AG........................................... 1,930,668  23,897,544
    Credit Suisse Group AG, Sponsored ADR............................   383,780   4,751,192
    Daetwyler Holding AG.............................................    29,912   5,155,045
    DKSH Holding AG..................................................   118,404   5,630,227
    dormakaba Holding AG.............................................    15,671  10,038,405
*   Dottikon Es Holding AG...........................................       175      81,938
    Dufry AG.........................................................   148,133  12,883,964
#   EFG International AG.............................................   568,213   3,590,615
#   Emmi AG..........................................................     9,656   8,177,690
    EMS-Chemie Holding AG............................................    13,831   8,665,102
    Energiedienst Holding AG.........................................     8,178     261,131
#*  Evolva Holding SA................................................   883,470     144,248
#   Feintool International Holding AG................................    11,244     676,111
    Flughafen Zurich AG..............................................   108,701  19,587,064
    Forbo Holding AG.................................................     6,662  10,615,833
*   GAM Holding AG................................................... 1,232,945   4,115,823
    Geberit AG.......................................................    62,581  31,796,778
    Georg Fischer AG.................................................    26,843  25,636,446
    Givaudan SA......................................................    11,701  34,376,764
    Gurit Holding AG.................................................     2,418   3,453,716
    Helvetia Holding AG..............................................   182,883  25,689,069
    Hiag Immobilien Holding AG.......................................     1,481     158,504
#*  HOCHDORF Holding AG..............................................     4,528     377,861
    Huber & Suhner AG................................................    50,255   3,348,129
#   Implenia AG......................................................    72,643   2,768,434
    Inficon Holding AG...............................................     9,554   6,854,132
    Interroll Holding AG.............................................     3,126   6,468,122
    Intershop Holding AG.............................................     5,564   3,060,417
    Investis Holding SA..............................................     2,206     172,030
#   Julius Baer Group, Ltd...........................................   759,076  33,614,615
    Jungfraubahn Holding AG..........................................     1,259     196,430
    Kardex AG........................................................    48,667   7,072,249
#   Komax Holding AG.................................................    23,384   4,976,055
#   Kudelski SA......................................................   195,954   1,139,024
    Kuehne + Nagel International AG..................................    91,233  14,739,344
    LafargeHolcim, Ltd...............................................   274,212  14,154,402
    LafargeHolcim, Ltd...............................................   170,271   8,745,092
*   Lastminute.com NV................................................    16,479     683,389
    LEM Holding SA...................................................     2,543   3,008,598
    Liechtensteinische Landesbank AG.................................    30,846   2,036,813
    Logitech International SA........................................   377,320  15,487,884
#   Logitech International SA........................................   159,615   6,504,311
    Lonza Group AG...................................................   136,208  49,093,779

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SWITZERLAND -- (Continued)
    Luzerner Kantonalbank AG.........................................     8,326 $  3,480,350
#*  Meier Tobler Group AG............................................     9,351      131,794
    Metall Zug AG....................................................       563    1,130,160
#*  Meyer Burger Technology AG.......................................   766,650      323,779
    Mikron Holding AG................................................    51,263      352,398
    Mobilezone Holding AG............................................   175,704    1,910,182
    Mobimo Holding AG................................................    38,850   10,956,332
    Nestle SA........................................................ 2,748,677  294,057,071
    Novartis AG, Sponsored ADR.......................................   953,193   83,347,196
    Novartis AG......................................................   656,395   57,352,643
    OC Oerlikon Corp. AG............................................. 1,256,699   12,896,436
*   Orascom Development Holding AG...................................    59,619      895,463
#   Orell Fuessli Holding AG.........................................       613       60,001
    Orior AG.........................................................    25,377    2,230,877
    Partners Group Holding AG........................................    29,533   23,078,894
    Phoenix Mecano AG................................................     1,664      740,809
    Plazza AG, Class A...............................................     2,576      676,509
    PSP Swiss Property AG............................................   144,168   19,082,792
    Rieter Holding AG................................................    21,304    2,903,976
    Roche Holding AG.................................................    24,321    7,250,740
    Roche Holding AG.................................................   634,350  190,911,313
    Romande Energie Holding SA.......................................       535      639,720
#   Schaffner Holding AG.............................................     1,819      388,644
    Schindler Holding AG.............................................    25,948    6,144,842
#*  Schmolz + Bickenbach AG.......................................... 2,339,162      619,713
    Schweiter Technologies AG........................................     5,770    5,930,799
    SFS Group AG.....................................................    80,464    7,128,193
    SGS SA...........................................................     9,015   23,512,058
    Siegfried Holding AG.............................................    23,897    9,741,147
#   Sika AG..........................................................   258,120   44,372,507
#   Sonova Holding AG................................................    89,120   20,451,107
    St Galler Kantonalbank AG........................................     7,539    3,300,422
    Straumann Holding AG.............................................    20,702   18,496,858
    Sulzer AG........................................................   119,494   12,084,705
#   Sunrise Communications Group AG..................................   297,926   23,180,246
    Swatch Group AG (The)............................................    60,388   16,744,268
    Swatch Group AG (The)............................................   104,250    5,596,806
    Swiss Life Holding AG............................................    76,510   38,317,488
    Swiss Prime Site AG..............................................   247,758   25,536,872
    Swiss Re AG......................................................   259,885   27,259,004
#   Swisscom AG......................................................    97,290   49,763,285
    Swissquote Group Holding SA......................................    48,401    2,111,526
    Tamedia AG.......................................................     5,982      561,597
    Temenos AG.......................................................   174,866   25,018,238
    Thurgauer Kantonalbank...........................................     1,440      154,741
#   Tornos Holding AG................................................    25,100      170,423
#   u-blox Holding AG................................................    49,040    3,975,058
    UBS Group AG..................................................... 2,491,947   29,492,590
#*  UBS Group AG.....................................................   916,799   10,790,724
    Valiant Holding AG...............................................    63,040    6,402,979
    Valora Holding AG................................................    22,808    6,532,151
    VAT Group AG.....................................................   146,555   21,548,210
    Vaudoise Assurances Holding SA...................................     4,131    2,288,043
    Vetropack Holding AG.............................................       697    1,892,281
    Vifor Pharma AG..................................................   108,165   17,033,743
*   Von Roll Holding AG..............................................   106,896       97,895
    Vontobel Holding AG..............................................   141,230    8,234,212
    VP Bank AG.......................................................    14,948    2,331,982
    VZ Holding AG....................................................     5,465    1,526,725

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
SWITZERLAND -- (Continued)
    Walliser Kantonalbank............................................     1,730 $      198,176
    Warteck Invest AG................................................        94        194,368
#   Ypsomed Holding AG...............................................    13,559      2,011,627
    Zehnder Group AG.................................................    47,987      2,097,657
    Zug Estates Holding AG, Class B..................................       284        578,867
    Zuger Kantonalbank AG............................................       176      1,073,928
    Zurich Insurance Group AG........................................   181,891     71,246,713
                                                                                --------------
TOTAL SWITZERLAND....................................................            2,026,876,526
                                                                                --------------
UNITED KINGDOM -- (14.5%)
    3i Group P.L.C................................................... 2,286,913     33,418,384
    4imprint Group P.L.C.............................................     7,570        291,305
    888 Holdings P.L.C............................................... 1,292,347      3,006,681
    A.G. Barr P.L.C..................................................   529,900      3,810,125
    AA P.L.C......................................................... 2,202,528      1,255,936
    Admiral Group P.L.C..............................................   389,202     10,186,102
#   Afren P.L.C...................................................... 2,504,224              0
    Aggreko P.L.C.................................................... 1,488,568     15,260,859
    Air Partner P.L.C................................................    65,873         78,763
    Alizyme P.L.C....................................................    42,517              0
    Alliance Pharma P.L.C............................................    28,531         27,280
    Anglo American P.L.C............................................. 4,549,559    117,092,418
    Anglo Pacific Group P.L.C........................................   516,225      1,278,295
    Anglo-Eastern Plantations P.L.C..................................    16,018         95,510
    Antofagasta P.L.C................................................   900,045     10,136,943
    Arrow Global Group P.L.C.........................................   899,198      2,767,580
    Ascential P.L.C..................................................    20,467         92,737
    Ashmore Group P.L.C.............................................. 2,058,499     12,416,184
    Ashtead Group P.L.C.............................................. 1,010,603     30,768,632
    Associated British Foods P.L.C...................................   443,314     12,796,157
#   AstraZeneca P.L.C., Sponsored ADR................................ 1,444,584     70,827,954
    AstraZeneca P.L.C................................................   290,220     28,301,447
    Auto Trader Group P.L.C.......................................... 2,921,331     21,285,663
    AVEVA Group P.L.C................................................   127,363      6,901,127
    Aviva P.L.C...................................................... 7,280,020     39,239,641
    Avon Rubber P.L.C................................................    64,979      1,494,081
    B&M European Value Retail SA..................................... 4,614,748     22,138,730
    Babcock International Group P.L.C................................ 1,567,114     11,255,320
    BAE Systems P.L.C................................................ 4,442,831     33,186,663
    Balfour Beatty P.L.C............................................. 1,285,166      3,745,003
    Bank of Georgia Group P.L.C......................................   159,458      2,691,357
#   Barclays P.L.C., Sponsored ADR................................... 3,988,443     34,420,263
    Barratt Developments P.L.C....................................... 2,647,226     21,648,494
    BBA Aviation P.L.C............................................... 3,683,465     14,491,246
    Beazley P.L.C.................................................... 2,559,195     19,450,703
    Bellway P.L.C....................................................   887,430     36,321,998
    Berkeley Group Holdings P.L.C....................................   746,131     42,529,028
    BHP Group P.L.C., ADR............................................   721,817     30,619,477
    BHP Group P.L.C.................................................. 1,655,835     35,121,158
    Bloomsbury Publishing P.L.C......................................    81,437        263,356
    Bodycote P.L.C................................................... 1,291,917     11,978,558
*   Boohoo Group P.L.C...............................................   993,682      3,396,783
    Bovis Homes Group P.L.C..........................................   800,249     12,125,522
#   BP P.L.C., Sponsored ADR......................................... 5,300,096    200,926,639
    BP P.L.C......................................................... 4,828,529     30,619,446
    Braemar Shipping Services P.L.C..................................    71,897        185,947
    Brewin Dolphin Holdings P.L.C.................................... 2,089,908      9,009,335
    British American Tobacco P.L.C., Sponsored ADR...................   379,512     13,267,740
    British American Tobacco P.L.C................................... 1,150,327     40,233,679

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
UNITED KINGDOM -- (Continued)
    Britvic P.L.C....................................................  1,704,294 $21,780,536
    BT Group P.L.C...................................................  8,441,073  22,401,397
    Bunzl P.L.C......................................................    284,399   7,398,566
    Burberry Group P.L.C.............................................    862,728  22,876,927
    Burford Capital, Ltd.............................................    117,458   1,337,279
*   Cairn Energy P.L.C...............................................  4,165,170   9,623,795
*   Capita P.L.C.....................................................    431,102     872,044
    Capital & Counties Properties P.L.C..............................  2,677,277   8,848,787
*   Carclo P.L.C.....................................................     26,730       3,705
    Card Factory P.L.C...............................................  1,673,313   3,671,564
    CareTech Holdings P.L.C..........................................     44,800     230,456
    Carnival P.L.C...................................................     18,870     755,117
    Carnival P.L.C., ADR.............................................    128,398   5,220,663
*   Carpetright P.L.C................................................      5,801         352
    Carr's Group P.L.C...............................................     38,739      70,316
    Castings P.L.C...................................................     57,646     281,583
    Centamin P.L.C...................................................  8,066,539  12,201,874
    Centaur Media P.L.C..............................................    126,418      53,036
    Centrica P.L.C...................................................  9,893,493   9,310,437
    Charles Stanley Group P.L.C......................................      6,583      22,795
    Charles Taylor P.L.C.............................................     31,527     130,572
    Chemring Group P.L.C.............................................    926,852   2,411,078
    Chesnara P.L.C...................................................    221,914     746,152
    Cineworld Group P.L.C............................................  5,615,128  16,180,377
#*  Circassia Pharmaceuticals P.L.C..................................     71,546      15,732
    Clarkson P.L.C...................................................     83,138   3,045,344
    Clipper Logistics P.L.C..........................................     37,734     107,570
    Close Brothers Group P.L.C.......................................    868,023  15,564,719
    CLS Holdings P.L.C...............................................    170,493     559,183
    CMC Markets P.L.C................................................    758,795   1,277,822
    Cobham P.L.C..................................................... 11,542,788  23,610,554
    Coca-Cola HBC AG.................................................    415,356  12,647,040
    Compass Group P.L.C..............................................  1,278,365  34,035,302
    Computacenter P.L.C..............................................    548,895   9,713,428
*   Connect Group P.L.C..............................................    338,316     133,734
    Consort Medical P.L.C............................................    103,662     979,704
    ConvaTec Group P.L.C.............................................  1,702,458   4,349,307
    Costain Group P.L.C..............................................    707,971   1,527,968
    Countryside Properties P.L.C.....................................    289,093   1,323,161
*   Countrywide P.L.C................................................  1,499,409      85,525
    Cranswick P.L.C..................................................    272,865  10,969,510
    Crest Nicholson Holdings P.L.C...................................  1,449,091   7,301,938
    Croda International P.L.C........................................    289,494  18,062,002
    CVS Group P.L.C..................................................      9,836     123,156
    Daejan Holdings P.L.C............................................     10,898     686,197
    Daily Mail & General Trust P.L.C., Class A.......................    301,281   3,430,783
    Dart Group P.L.C.................................................      6,846     112,132
    DCC P.L.C........................................................    148,607  13,936,281
    De La Rue P.L.C..................................................    676,693   1,378,630
#   Debenhams P.L.C.................................................. 21,462,104           0
    Devro P.L.C......................................................    993,666   2,064,000
    DFS Furniture P.L.C..............................................     18,998      57,541
    Diageo P.L.C., Sponsored ADR.....................................    204,369  33,489,948
    Diageo P.L.C.....................................................    319,548  13,079,411
#*  Dialight P.L.C...................................................     28,755     117,507
    Dignity P.L.C....................................................    309,383   2,214,067
    Diploma P.L.C....................................................    651,667  13,490,704
    Direct Line Insurance Group P.L.C................................  8,361,348  29,480,024
    DiscoverIE Group P.L.C...........................................    133,195     779,732

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
UNITED KINGDOM -- (Continued)
    Dixons Carphone P.L.C............................................  4,347,143 $ 7,392,596
#   Domino's Pizza Group P.L.C.......................................  2,033,201   7,534,331
    Drax Group P.L.C.................................................  1,995,880   7,672,958
    DS Smith P.L.C...................................................  4,878,194  22,616,382
    Dunelm Group P.L.C...............................................    442,590   4,532,226
    Dyson Group P.L.C................................................      3,999          41
#   easyJet P.L.C....................................................    549,566   8,816,142
*   EI Group P.L.C...................................................  3,464,035  12,651,209
    Eland Oil & Gas P.L.C............................................     25,190      53,810
    Electrocomponents P.L.C..........................................  1,801,733  15,896,895
    Elementis P.L.C..................................................  2,636,728   5,074,097
    EMIS Group P.L.C.................................................     19,042     265,401
*   EnQuest P.L.C....................................................  8,443,157   1,946,452
    Entertainment One, Ltd...........................................  1,690,098  12,205,868
    Equiniti Group P.L.C.............................................    340,558     951,410
    Essentra P.L.C...................................................    771,718   3,807,266
    Euromoney Institutional Investor P.L.C...........................    195,605   3,575,346
    Evraz P.L.C......................................................  1,461,075   6,972,184
    Experian P.L.C...................................................    885,898  27,924,657
    FDM Group Holdings P.L.C.........................................     40,888     382,132
    Ferguson P.L.C...................................................    237,763  20,303,370
    Ferrexpo P.L.C...................................................  3,169,607   5,193,845
    Fevertree Drinks P.L.C...........................................    120,512   2,903,865
    Findel P.L.C.....................................................     75,920     189,676
*   Firstgroup P.L.C.................................................  8,122,968  13,587,004
    Forterra P.L.C...................................................    327,376   1,132,775
*   Foxtons Group P.L.C..............................................    378,407     320,734
    Fresnillo P.L.C..................................................    249,267   2,302,922
*   Frontier Developments PLC........................................      1,010      14,293
    Fuller Smith & Turner P.L.C., Class A............................     44,042     594,356
    Future P.L.C.....................................................     42,135     826,793
#   G4S P.L.C........................................................  5,883,030  15,777,932
    Galliford Try P.L.C..............................................    793,180   7,528,290
    Games Workshop Group P.L.C.......................................    112,202   6,496,932
*   Gamesys Group P.L.C..............................................    156,570   1,640,722
    Gamma Communications P.L.C.......................................      5,307      81,902
*   Gem Diamonds, Ltd................................................  2,111,795   1,709,852
#   Genel Energy P.L.C...............................................    212,767     526,220
    Genus P.L.C......................................................    147,233   5,531,729
*   Georgia Capital P.L.C............................................    120,349   1,518,377
#   GlaxoSmithKline P.L.C., Sponsored ADR............................    942,391  43,161,508
    GlaxoSmithKline P.L.C............................................  1,782,898  40,837,164
    Glencore P.L.C................................................... 20,723,029  62,549,945
    Go-Ahead Group P.L.C. (The)......................................    402,680  10,658,201
    GoCo Group P.L.C.................................................  1,105,725   1,387,171
    Goodwin P.L.C....................................................      1,013      42,975
    Grafton Group P.L.C..............................................    534,257   5,410,017
    Grainger P.L.C...................................................  2,498,418   8,308,083
#   Greencore Group P.L.C............................................  1,369,325   4,116,889
    Greggs P.L.C.....................................................    925,862  21,295,925
    Gulf Keystone Petroleum, Ltd.....................................    587,042   1,561,781
*   Gulf Marine Services P.L.C.......................................     23,636       2,531
    GVC Holdings P.L.C...............................................  1,264,750  14,591,094
    Gym Group P.L.C. (The)...........................................     48,375     163,772
    Halfords Group P.L.C.............................................  1,268,133   2,602,803
    Halma P.L.C......................................................  1,396,475  33,886,059
    Hargreaves Lansdown P.L.C........................................    335,168   7,696,553
    Hastings Group Holdings P.L.C....................................    602,578   1,419,180
    Hays P.L.C....................................................... 11,400,465  23,200,718

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
UNITED KINGDOM -- (Continued)
    Headlam Group P.L.C..............................................   175,154 $  1,093,181
    Helical P.L.C.................................................... 1,762,445    8,936,771
    Henry Boot P.L.C.................................................    72,332      234,923
    Highland Gold Mining, Ltd........................................    43,219      114,279
    Hikma Pharmaceuticals P.L.C......................................   399,394   10,401,333
    Hill & Smith Holdings P.L.C......................................   498,289    8,451,332
    Hilton Food Group P.L.C..........................................    11,749      155,131
    Hiscox, Ltd...................................................... 1,089,076   21,031,030
    Hochschild Mining P.L.C.......................................... 1,963,186    5,104,303
    Hollywood Bowl Group P.L.C.......................................     4,176       12,875
    HomeServe P.L.C.................................................. 1,517,745   22,797,190
    Howden Joinery Group P.L.C....................................... 3,450,055   25,821,181
    HSBC Holdings P.L.C..............................................   207,946    1,571,055
#   HSBC Holdings P.L.C., Sponsored ADR.............................. 3,370,222  127,360,689
    Hunting P.L.C....................................................   778,107    3,976,351
    Huntsworth P.L.C.................................................   332,166      386,573
*   Hurricane Energy P.L.C...........................................    67,830       37,313
    Hyve Group P.L.C................................................. 2,899,632    2,927,840
    Ibstock P.L.C.................................................... 1,499,186    4,684,702
    IG Group Holdings P.L.C.......................................... 2,291,701   18,854,785
    IMI P.L.C........................................................ 2,022,525   26,301,234
    Imperial Brands P.L.C., Sponsored ADR............................    25,186      554,092
    Imperial Brands P.L.C............................................   803,808   17,631,901
    Inchcape P.L.C................................................... 2,784,551   23,280,371
*   Indivior P.L.C................................................... 2,728,509    1,382,209
    Informa P.L.C.................................................... 1,669,617   16,781,741
    Inmarsat P.L.C................................................... 2,028,274   14,469,549
#   InterContinental Hotels Group P.L.C., ADR........................    77,860    4,717,543
    InterContinental Hotels Group P.L.C..............................   123,306    7,461,858
    Intermediate Capital Group P.L.C.................................   671,308   12,919,792
    International Consolidated Airlines Group SA..................... 2,272,804   15,645,082
*   International Ferro Metals, Ltd..................................    20,587            0
    International Personal Finance P.L.C.............................   617,553    1,063,212
#   Interserve P.L.C.................................................   453,748            0
    Intertek Group P.L.C.............................................   327,922   22,736,737
    Investec P.L.C................................................... 2,090,201   11,850,299
    iomart Group P.L.C...............................................     6,775       32,327
*   IP Group P.L.C...................................................   815,203      591,860
    ITV P.L.C........................................................ 7,621,220   13,221,019
    IWG P.L.C........................................................ 4,674,865   23,286,725
    J D Wetherspoon P.L.C............................................   816,983   15,475,114
    J Sainsbury P.L.C................................................ 5,041,201   13,284,950
    James Fisher & Sons P.L.C........................................   190,369    4,786,607
    JD Sports Fashion P.L.C.......................................... 2,162,574   21,512,243
    John Laing Group P.L.C...........................................   261,588    1,238,689
#   John Menzies P.L.C...............................................   615,856    3,245,191
    John Wood Group P.L.C............................................ 2,160,500    9,485,931
    Johnson Matthey P.L.C............................................   312,208   12,403,039
    Johnson Service Group P.L.C......................................    12,404       28,599
    Jupiter Fund Management P.L.C.................................... 3,210,883   14,255,736
*   Just Eat P.L.C...................................................   395,360    3,764,680
*   Just Group P.L.C................................................. 3,610,307    2,847,393
    Kainos Group P.L.C...............................................    35,848      236,488
    KAZ Minerals P.L.C............................................... 1,516,312    9,266,657
    Keller Group P.L.C...............................................   347,659    2,335,859
#   Kier Group P.L.C.................................................   475,341      699,137
    Kin & Carta P.L.C................................................ 1,038,848    1,279,990
    Kingfisher P.L.C................................................. 6,042,760   16,210,349
*   Lamprell P.L.C................................................... 2,244,837    1,285,092

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
UNITED KINGDOM -- (Continued)
    Lancashire Holdings, Ltd.........................................    927,852 $ 8,567,992
    Legal & General Group P.L.C...................................... 11,857,634  40,533,407
#*  Liberty Global P.L.C., Class A...................................    115,018   2,892,703
*   Liberty Global P.L.C., Class C...................................    281,606   6,721,935
    Lloyds Banking Group P.L.C....................................... 73,603,870  54,143,453
#   Lloyds Banking Group P.L.C., ADR.................................  1,062,540   3,081,366
    London Stock Exchange Group P.L.C................................    353,094  31,820,450
    Lookers P.L.C....................................................  1,312,659     844,052
    Low & Bonar P.L.C................................................  6,154,392   1,135,880
    LSL Property Services P.L.C......................................     36,872     114,615
    Luceco P.L.C.....................................................     14,943      19,140
    Man Group P.L.C.................................................. 10,240,950  19,060,197
    Marks & Spencer Group P.L.C......................................  8,691,704  20,475,829
    Marshalls P.L.C..................................................  1,386,498  12,749,472
    Marston's P.L.C..................................................  8,686,724  13,881,157
    McBride P.L.C....................................................  1,146,213   1,055,715
    McCarthy & Stone P.L.C...........................................    357,027     676,225
    McColl's Retail Group P.L.C......................................     28,533      16,871
    Mears Group P.L.C................................................    621,761   2,050,169
#   Mediclinic International P.L.C...................................    598,056   2,836,089
    Meggitt P.L.C....................................................  2,959,075  23,942,848
    Melrose Industries P.L.C......................................... 10,986,260  30,362,580
    Merlin Entertainments P.L.C......................................  2,695,086  15,877,984
    Micro Focus International P.L.C..................................    612,282   8,403,696
*   Mitchells & Butlers P.L.C........................................  1,350,982   7,453,165
    Mitie Group P.L.C................................................  1,920,758   3,934,189
    MJ Gleeson P.L.C.................................................     21,907     227,281
    Mondi P.L.C......................................................    690,162  14,309,751
    Moneysupermarket.com Group P.L.C.................................  2,282,898  10,158,114
    Morgan Advanced Materials P.L.C..................................  1,667,829   5,089,563
#   Morgan Sindall Group P.L.C.......................................    132,422   2,197,542
*   Mothercare P.L.C.................................................    528,149      76,656
    Motorpoint group P.L.C...........................................     38,221     121,516
    N Brown Group P.L.C..............................................  2,207,357   3,569,353
    Naked Wines P.L.C................................................     16,192      53,950
    National Express Group P.L.C.....................................  2,347,276  13,580,792
    National Grid P.L.C..............................................     56,409     659,551
#   National Grid P.L.C., Sponsored ADR..............................    239,178  13,960,832
    NCC Group P.L.C..................................................    129,231     313,964
    New World Resources P.L.C........................................     46,188           0
    Next P.L.C.......................................................    197,613  16,853,698
    NMC Health P.L.C.................................................     58,860   1,668,485
    Norcros P.L.C....................................................      9,631      29,404
    Northgate P.L.C..................................................    860,534   3,840,992
*   Nostrum Oil & Gas P.L.C..........................................     88,131      26,435
    Numis Corp. P.L.C................................................     27,715      82,760
*   Ocado Group P.L.C................................................    623,651  10,749,420
    On the Beach Group P.L.C.........................................    489,798   2,848,557
    OneSavings Bank P.L.C............................................    941,180   4,390,372
    Oxford Instruments P.L.C.........................................    212,308   3,568,937
    Pagegroup P.L.C..................................................  2,280,957  13,142,287
    Paragon Banking Group P.L.C......................................  1,253,161   8,168,943
    PayPoint P.L.C...................................................    194,025   2,300,040
    Pearson P.L.C....................................................  1,112,571   9,825,775
#   Pearson P.L.C., Sponsored ADR....................................    598,552   5,267,258
    Pendragon P.L.C..................................................  4,877,006     910,816
    Pennon Group P.L.C...............................................  1,487,173  17,290,813
    Persimmon P.L.C..................................................    858,661  25,327,301
#*  Petra Diamonds, Ltd..............................................  4,736,476     522,098

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
UNITED KINGDOM -- (Continued)
    Petrofac, Ltd....................................................  1,940,406 $  9,684,302
*   Petropavlovsk P.L.C.............................................. 10,297,357    1,342,565
    Pets at Home Group P.L.C.........................................  1,764,296    4,699,061
    Pharos Energy P.L.C..............................................  1,926,463    1,457,110
    Phoenix Group Holdings P.L.C.....................................  2,005,614   18,319,546
    Photo-Me International P.L.C.....................................  1,384,295    1,645,164
    Playtech P.L.C...................................................  1,671,551    8,507,954
    Polar Capital Holdings P.L.C.....................................      1,881       12,269
    Polypipe Group P.L.C.............................................  1,137,989    6,673,953
*   Premier Foods P.L.C.............................................. 14,703,000    6,157,555
#*  Premier Oil P.L.C................................................  8,181,703    8,791,416
    Provident Financial P.L.C........................................    616,525    3,520,363
#   Prudential P.L.C., ADR...........................................    562,757   22,589,066
*   PureTech Health P.L.C............................................      3,662       11,758
    PZ Cussons P.L.C.................................................  1,007,470    2,629,507
    QinetiQ Group P.L.C..............................................  3,529,474   14,388,406
    Quilter P.L.C....................................................  3,910,260    6,937,998
    Rank Group P.L.C.................................................    506,807    1,601,029
    Rathbone Brothers P.L.C..........................................     78,357    2,108,552
*   Raven Property Group, Ltd........................................    350,396      184,603
*   REA Holdings P.L.C...............................................     14,311       31,632
    Reach P.L.C......................................................  6,966,774    8,895,246
    Reckitt Benckiser Group P.L.C....................................    231,357   17,902,778
    Redde P.L.C......................................................      4,967        7,210
    Redrow P.L.C.....................................................  1,657,287   12,919,920
#   RELX P.L.C., Sponsored ADR.......................................    366,350    8,862,005
    RELX P.L.C.......................................................    603,027   14,518,089
    RELX P.L.C.......................................................    437,454   10,526,437
    Renew Holdings P.L.C.............................................      2,306       11,449
    Renewi P.L.C.....................................................  7,055,659    2,703,141
    Renishaw P.L.C...................................................    162,845    8,005,079
    Rentokil Initial P.L.C...........................................  4,236,301   24,931,449
    Restaurant Group P.L.C. (The)....................................  3,062,093    5,392,064
#   Rhi Magnesita NV.................................................     59,806    2,700,170
    Ricardo P.L.C....................................................    102,063      843,453
#   Rightmove P.L.C..................................................  2,799,640   21,731,325
    Rio Tinto P.L.C..................................................    109,785    5,715,605
#   Rio Tinto P.L.C., Sponsored ADR..................................  1,875,418   97,540,490
    RM P.L.C.........................................................     39,681      149,164
    Robert Walters P.L.C.............................................    134,687      924,848
    Rolls-Royce Holdings P.L.C.......................................  3,297,979   30,347,172
    Rotork P.L.C.....................................................  5,634,816   22,004,929
    Royal Bank of Scotland Group P.L.C...............................  1,148,855    3,175,709
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............  1,345,091    7,465,255
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................  1,490,318   86,393,734
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................  1,716,768  100,070,407
    Royal Dutch Shell P.L.C., Class A (B03MLX2)......................  1,370,292   39,722,136
    Royal Mail P.L.C.................................................  2,730,532    7,471,962
    RPS Group P.L.C..................................................    989,955    1,806,758
    RSA Insurance Group P.L.C........................................  2,536,796   17,162,164
    S&U P.L.C........................................................      2,784       76,342
    Saga P.L.C.......................................................  3,257,639    1,980,779
    Sage Group P.L.C. (The)..........................................  1,633,182   15,221,416
    Savills P.L.C....................................................  1,059,601   12,587,997
    Schroders P.L.C..................................................    153,019    6,134,441
    Schroders P.L.C..................................................     58,483    1,755,630
    SDL P.L.C........................................................    155,762    1,066,003
    Senior P.L.C.....................................................  2,162,764    5,175,545
    Severfield P.L.C.................................................    429,085      429,022

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
UNITED KINGDOM -- (Continued)
    Severn Trent P.L.C...............................................    599,525 $17,528,430
    SIG P.L.C........................................................  2,789,224   4,066,434
    Smith & Nephew P.L.C., Sponsored ADR.............................    104,765   4,527,965
    Smith & Nephew P.L.C.............................................    726,460  15,594,488
    Smiths Group P.L.C...............................................    972,813  20,335,324
    Softcat P.L.C....................................................    537,114   6,546,029
    Spectris P.L.C...................................................    462,488  14,337,883
    Speedy Hire P.L.C................................................  1,103,776     770,508
#   Spirax-Sarco Engineering P.L.C...................................    210,354  21,587,298
    Spire Healthcare Group P.L.C.....................................  2,290,994   3,467,595
    Spirent Communications P.L.C.....................................  1,895,400   4,878,466
*   Sportech P.L.C...................................................    232,994      98,105
*   Sports Direct International P.L.C................................  1,237,773   4,952,848
    SSE P.L.C........................................................  1,933,273  32,162,015
    SSP Group P.L.C..................................................  1,779,025  14,670,077
    St James's Place P.L.C...........................................  2,226,784  30,034,998
    St. Modwen Properties P.L.C......................................    931,650   5,438,149
    Stagecoach Group P.L.C...........................................  3,605,808   6,405,616
    Standard Chartered P.L.C.........................................  2,593,731  23,535,332
    Standard Life Aberdeen P.L.C.....................................  4,191,130  16,478,110
    SThree P.L.C.....................................................    318,978   1,177,640
    Stobart Group, Ltd...............................................    465,722     719,345
    Stock Spirits Group P.L.C........................................    178,826     474,178
    STV Group P.L.C..................................................     60,106     306,960
    Superdry P.L.C...................................................    393,712   2,090,612
    Synthomer P.L.C..................................................  2,266,747   8,183,752
    T Clarke P.L.C...................................................     26,802      34,782
    TalkTalk Telecom Group P.L.C.....................................  2,816,459   4,084,710
    Tate & Lyle P.L.C................................................  3,565,150  31,096,276
    Taylor Wimpey P.L.C.............................................. 20,634,772  44,255,442
    Ted Baker P.L.C..................................................    168,284     886,398
    Telecom Plus P.L.C...............................................    315,194   4,917,273
*   Telit Communications P.L.C.......................................      8,401      17,809
    Tesco P.L.C...................................................... 11,424,650  34,874,341
#   Thomas Cook Group P.L.C..........................................  8,608,947           0
    Topps Tiles P.L.C................................................    841,227     820,977
    TP ICAP P.L.C....................................................  6,019,730  26,766,617
    Travis Perkins P.L.C.............................................  1,331,590  24,733,134
    Trifast P.L.C....................................................    104,472     218,263
    TT Electronics P.L.C.............................................    416,462   1,251,598
    TUI AG...........................................................    561,525   7,326,494
    TUI AG...........................................................    340,866   4,459,297
    Tullow Oil P.L.C.................................................  9,490,702  25,362,197
    Tyman P.L.C......................................................     21,027      57,803
    U & I Group P.L.C................................................    789,987   1,418,069
    UDG Healthcare P.L.C.............................................    461,855   4,629,755
    Ultra Electronics Holdings P.L.C.................................    589,481  14,889,016
    Unilever P.L.C., Sponsored ADR...................................    561,555  33,755,071
    Unilever P.L.C...................................................    253,281  15,166,198
    United Utilities Group P.L.C.....................................  1,461,195  16,499,252
    Urban & Civic P.L.C..............................................     18,988      81,163
    Vectura Group P.L.C..............................................  3,915,952   4,474,645
    Vertu Motors P.L.C...............................................     67,901      36,311
    Vesuvius P.L.C...................................................  1,034,889   5,354,929
    Victrex P.L.C....................................................    548,864  15,592,394
    Virgin Money UK P.L.C............................................  2,779,300   4,945,390
    Vitec Group P.L.C. (The).........................................     56,176     913,450
    Vodafone Group P.L.C............................................. 25,255,824  51,540,047
#   Vodafone Group P.L.C., Sponsored ADR.............................    418,760   8,551,074

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES        VALUE>>
                                                                      ----------- ---------------
UNITED KINGDOM -- (Continued)
*   Volex P.L.C......................................................      34,880 $        43,820
    Volution Group P.L.C.............................................       9,037          23,366
    Vp P.L.C.........................................................      15,195         168,821
    Watkin Jones P.L.C...............................................      21,146          64,359
    Weir Group P.L.C. (The)..........................................     186,619       3,259,679
    WH Smith P.L.C...................................................     472,636      13,393,309
    Whitbread P.L.C..................................................     207,751      10,935,312
    William Hill P.L.C...............................................   5,787,503      14,817,031
    Wilmington P.L.C.................................................     150,471         430,796
    Wincanton P.L.C..................................................     366,269       1,186,672
*   Wizz Air Holdings P.L.C..........................................       2,007          99,388
    Wm Morrison Supermarkets P.L.C...................................   7,338,862      18,958,873
#   WPP P.L.C., Sponsored ADR........................................     136,399       8,516,754
    WPP P.L.C........................................................   1,993,040      24,872,258
*   Xaar P.L.C.......................................................     123,020          75,628
    XP Power, Ltd....................................................      11,538         393,897
                                                                                  ---------------
TOTAL UNITED KINGDOM.................................................               4,567,526,668
                                                                                  ---------------
UNITED STATES -- (0.0%)
*   Epsilon Energy, Ltd..............................................      89,493         298,905
                                                                                  ---------------
TOTAL COMMON STOCKS..................................................              30,029,905,613
                                                                                  ---------------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Bayerische Motoren Werke AG......................................     137,806       8,482,392
    Biotest AG.......................................................      46,560       1,131,613
    Draegerwerk AG & Co. KGaA........................................      43,300       2,537,828
#   Fuchs Petrolub SE................................................     172,365       7,343,471
    Henkel AG & Co. KGaA.............................................      40,188       4,174,436
    Jungheinrich AG..................................................     349,582       8,868,950
    Porsche Automobil Holding SE.....................................     295,931      21,789,580
    Sartorius AG.....................................................      65,389      12,706,516
    Schaeffler AG....................................................     399,694       3,371,727
    Sixt SE..........................................................      96,491       6,528,354
    STO SE & Co. KGaA................................................       5,782         632,568
    Villeroy & Boch AG...............................................      61,622         965,639
    Volkswagen AG....................................................     594,615     113,039,416
                                                                                  ---------------
TOTAL GERMANY........................................................                 191,572,490
                                                                                  ---------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C....................................................  20,631,834          26,725
    Rolls-Royce Holdings P.L.C....................................... 151,707,034         196,514
                                                                                  ---------------
TOTAL UNITED KINGDOM.................................................                     223,239
                                                                                  ---------------
TOTAL PREFERRED STOCKS...............................................                 191,795,729
                                                                                  ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Clean Seas Seafood Ltd. Rights 11/11/19..........................       6,010               0
                                                                                  ---------------
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13.....................................      29,444               0
                                                                                  ---------------
CANADA -- (0.0%)
#*  DHX Media, Ltd. Rights 11/15/19..................................     421,277          27,187
#*  Pan American Silver Corp. Rights 02/22/29........................   2,696,210         682,777

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                          SHARES        VALUE>>
                                                                        ----------- ---------------
CANADA -- (Continued)
#*    Pan American Silver Corp. Rights 02/22/29........................     617,617 $       156,403
#*    Tervita Corp. Warrants 07/19/20..................................       5,600              43
                                                                                    ---------------
TOTAL CANADA...........................................................                     866,410
                                                                                    ---------------
ITALY -- (0.0%)
*     Mediaset SpA Rights 11/06/19.....................................   3,331,187         330,659
                                                                                    ---------------
NORWAY -- (0.0%)
#*    Adevinta ASA Rights 11/12/19.....................................      51,459           7,867
*     XXL ASA Rights 10/25/19..........................................      22,879           9,703
                                                                                    ---------------
TOTAL NORWAY...........................................................                      17,570
                                                                                    ---------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23...........................   2,760,613               0
                                                                                    ---------------
SPAIN -- (0.0%)
*     Vidrala S.A. Rights 11/11/19.....................................      57,927         247,764
                                                                                    ---------------
SWEDEN -- (0.0%)
*     Anoto Group AB Warrants 04/30/21.................................      21,759             789
                                                                                    ---------------
TOTAL RIGHTS/WARRANTS..................................................                   1,463,192
                                                                                    ---------------
TOTAL INVESTMENT SECURITIES
      (Cost $27,378,140,601)...........................................              30,223,164,534
                                                                                    ---------------
                                                                                        VALUE+
                                                                                    ---------------
SECURITIES LENDING COLLATERAL -- (4.3%)
@(S)  The DFA Short Term Investment Fund............................... 116,974,456   1,353,511,426
                                                                                    ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $28,731,517,457)...........................................             $31,576,675,960
                                                                                    ===============

As of October 31, 2019, International Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                      UNREALIZED
                                    NUMBER OF  EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS     DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         ---------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............      1,452   12/20/19 $215,603,873 $220,399,080 $    4,795,207
                                                          ------------ ------------ --------------
TOTAL FUTURES CONTRACTS............                       $215,603,873 $220,399,080 $    4,795,207
                                                          ============ ============ ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                 LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                              -------------- -------------- ------- --------------
Common Stocks
   Australia................................. $   41,212,641 $1,883,652,689   --    $1,924,865,330
   Austria...................................         64,806    170,239,431   --       170,304,237
   Belgium...................................     13,759,325    370,233,434   --       383,992,759
   Canada....................................  2,719,616,702      6,957,899   --     2,726,574,601
   China.....................................             --        922,663   --           922,663
   Denmark...................................     32,871,527    457,448,406   --       490,319,933
   Finland...................................        742,203    502,858,638   --       503,600,841

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
   France.................................... $   73,068,677 $ 2,422,930,448   --    $ 2,495,999,125
   Germany...................................     71,273,618   2,095,439,583   --      2,166,713,201
   Hong Kong.................................      1,200,195     832,081,039   --        833,281,234
   Ireland...................................     31,365,837     155,046,045   --        186,411,882
   Israel....................................     21,294,898     209,612,468   --        230,907,366
   Italy.....................................     20,899,116     855,577,536   --        876,476,652
   Japan.....................................    126,586,046   7,145,573,534   --      7,272,159,580
   Netherlands...............................    127,922,383     741,208,335   --        869,130,718
   New Zealand...............................        178,069     127,414,990   --        127,593,059
   Norway....................................     12,491,078     252,801,620   --        265,292,698
   Portugal..................................        295,750      77,941,827   --         78,237,577
   Singapore.................................         16,962     317,306,117   --        317,323,079
   Spain.....................................     19,563,879     699,108,454   --        718,672,333
   Sweden....................................      1,602,802     794,821,844   --        796,424,646
   Switzerland...............................    116,923,148   1,909,953,378   --      2,026,876,526
   United Kingdom............................    974,762,431   3,592,764,237   --      4,567,526,668
   United States.............................             --         298,905   --            298,905
Preferred Stocks
   Germany...................................             --     191,572,490   --        191,572,490
   United Kingdom............................             --         223,239   --            223,239
Rights/Warrants
   Canada....................................             --         866,410   --            866,410
   Italy.....................................             --         330,659   --            330,659
   Norway....................................             --          17,570   --             17,570
   Spain.....................................             --         247,764   --            247,764
   Sweden....................................             --             789   --                789
Securities Lending Collateral................             --   1,353,511,426   --      1,353,511,426
Futures Contracts**..........................      4,795,207              --   --          4,795,207
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $4,412,507,300 $27,168,963,867   --    $31,581,471,167
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
COMMON STOCKS -- (97.1%)
AUSTRALIA -- (16.9%)
    Abacus Property Group............................................  4,724,782 $   12,701,925
#   ALE Property Group...............................................  1,269,713      4,662,257
#*  APN Industria REIT...............................................    380,756        776,527
    Arena REIT.......................................................  1,170,560      2,443,504
    Aspen Group......................................................    962,671        772,278
    Australian Unity Office Fund.....................................     61,655        127,931
#   Aventus Group....................................................    354,217        668,272
    BWP Trust........................................................  6,621,660     18,931,607
    Carindale Property Trust.........................................    155,187        656,412
    Centuria Industrial REIT.........................................  1,949,894      4,592,483
    Centuria Metropolitan REIT.......................................  1,514,946      3,113,806
    Charter Hall Group...............................................  5,810,944     45,278,281
    Charter Hall Long Wale REIT......................................  2,329,959      9,228,855
    Charter Hall Retail REIT.........................................  4,944,241     15,021,939
    Charter Hall Social Infrastructure REIT..........................  3,505,877      8,771,757
#   Cromwell Property Group.......................................... 24,345,833     22,245,852
    Dexus............................................................ 13,684,440    112,848,306
    GDI Property Group...............................................  3,145,895      3,381,282
    Goodman Group.................................................... 20,520,651    203,754,859
    GPT Group (The).................................................. 24,305,073     99,765,733
    Growthpoint Properties Australia, Ltd............................  3,380,765      9,939,068
    Hotel Property Investments.......................................    693,490      1,532,618
    Ingenia Communities Group........................................  3,138,803      9,511,479
    Mirvac Group..................................................... 48,185,117    106,772,318
*   New South Resources, Ltd......................................... 13,919,948     17,861,753
#   Scentre Group.................................................... 66,635,910    176,061,760
    Shopping Centres Australasia Property Group...................... 12,628,281     23,424,478
    Stockland........................................................ 28,663,456     96,766,990
#   Vicinity Centres................................................. 38,800,955     71,421,781
                                                                                 --------------
TOTAL AUSTRALIA......................................................             1,083,036,111
                                                                                 --------------
BELGIUM -- (2.9%)
    Aedifica SA......................................................    317,417     38,157,514
    Ascencio.........................................................      5,765        382,982
    Befimmo SA.......................................................    343,426     22,200,268
#   Care Property Invest.............................................     43,377      1,331,226
    Cofinimmo SA.....................................................    323,316     47,832,383
    Intervest Offices & Warehouses NV................................    236,063      7,136,791
    Leasinvest Real Estate SCA.......................................     26,530      3,485,558
    Montea SCA.......................................................     48,821      4,430,512
    Retail Estates NV................................................    104,734      9,999,108
    Warehouses De Pauw CVA...........................................    251,049     46,574,468
    Wereldhave Belgium NV............................................     28,192      2,522,826
                                                                                 --------------
TOTAL BELGIUM                                                                       184,053,636
                                                                                 --------------
CANADA -- (5.3%)
#   Allied Properties Real Estate Investment Trust...................    646,416     26,296,385
#   Artis Real Estate Investment Trust...............................    938,124      8,832,084
    Automotive Properties Real Estate Investment Trust...............     84,808        739,197
#   Boardwalk Real Estate Investment Trust...........................    276,677      9,175,652
    BSR Real Estate Investment Trust.................................      5,600         66,024
#   BTB Real Estate Investment Trust.................................    489,317      1,772,107
#   Canadian Apartment Properties REIT...............................    930,517     38,743,871
#   Choice Properties Real Estate Investment Trust...................  1,726,356     18,219,082
#   Cominar Real Estate Investment Trust.............................  1,129,611     11,518,241
#   Crombie Real Estate Investment Trust.............................    604,812      7,264,540

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
CANADA -- (Continued)
    CT Real Estate Investment Trust..................................    285,590 $  3,211,288
#   Dream Global Real Estate Investment Trust........................  2,180,888   27,619,172
#   Dream Industrial Real Estate Investment Trust....................    704,647    7,190,385
#   Dream Office Real Estate Investment Trust........................    480,239   10,683,321
    Granite Real Estate Investment Trust.............................    293,922   14,554,394
    H&R Real Estate Investment Trust.................................  1,930,617   32,658,228
    Inovalis Real Estate Investment Trust............................     77,000      624,956
#   InterRent Real Estate Investment Trust...........................    651,612    7,722,772
    Killam Apartment Real Estate Investment Trust....................    950,326   14,077,033
    Morguard North American Residential Real Estate
      Investment Trust...............................................    267,613    3,890,964
#   Morguard Real Estate Investment Trust............................    421,184    3,642,309
#   Northview Apartment Real Estate Investment Trust.................    385,405    8,444,908
#   NorthWest Healthcare Properties Real Estate Investment Trust.....    945,413    8,584,876
    Plaza Retail REIT................................................    268,736      912,041
    PRO Real Estate Investment Trust.................................     17,500       96,462
    RioCan Real Estate Investment Trust..............................  1,771,600   35,550,367
#   Slate Office REIT................................................    604,644    2,814,113
#*  Slate Retail REIT................................................    238,709    2,347,036
#   SmartCentres Real Estate Investment Trust........................    807,851   19,529,251
#   Summit Industrial Income REIT....................................    854,075    8,287,206
    True North Commercial Real Estate Investment Trust...............    435,862    2,369,427
    WPT Industrial Real Estate Investment Trust......................    271,979    3,690,755
                                                                                 ------------
TOTAL CANADA.........................................................             341,128,447
                                                                                 ------------
CHINA -- (0.2%)
*   RREEF China Commercial Trust.....................................  1,392,000            0
#   Spring Real Estate Investment Trust..............................  5,686,000    2,370,886
    Yuexiu Real Estate Investment Trust.............................. 17,694,000   11,758,720
                                                                                 ------------
TOTAL CHINA..........................................................              14,129,606
                                                                                 ------------
FRANCE -- (4.9%)
#   Acanthe Developpement SA.........................................    216,361      118,119
    Altarea SCA......................................................     21,845    4,803,152
    ARGAN SA.........................................................     13,167    1,031,004
    Carmila SA.......................................................     59,108    1,150,236
    Cegereal SA......................................................     18,365      860,436
    Covivio..........................................................    590,861   66,914,601
    Gecina SA........................................................    557,763   95,750,586
#   ICADE............................................................    407,176   39,895,866
    Klepierre SA.....................................................  2,446,226   91,183,631
    Mercialys SA.....................................................    844,945   11,783,874
    Societe de la Tour Eiffel........................................     31,919    1,448,937
                                                                                 ------------
TOTAL FRANCE.........................................................             314,940,442
                                                                                 ------------
GERMANY -- (0.8%)
    Alstria office REIT-AG...........................................  2,123,991   39,787,145
    Hamborner REIT AG................................................  1,229,818   13,243,131
                                                                                 ------------
TOTAL GERMANY........................................................              53,030,276
                                                                                 ------------
HONG KONG -- (5.3%)
    Champion REIT.................................................... 25,872,012   17,147,261
    Fortune Real Estate Investment Trust............................. 18,050,000   21,174,649
    Link REIT........................................................ 25,698,405  279,891,618
    Prosperity REIT.................................................. 17,249,000    6,794,690
#   Regal Real Estate Investment Trust...............................  9,657,000    2,290,963

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
HONG KONG -- (Continued)
    Sunlight Real Estate Investment Trust............................ 13,577,000 $  9,210,636
                                                                                 ------------
TOTAL HONG KONG......................................................             336,509,817
                                                                                 ------------
IRELAND -- (0.4%)
    Green REIT P.L.C.................................................  5,588,515   11,887,564
    Hibernia REIT P.L.C..............................................  5,428,806    8,456,887
    Irish Residential Properties REIT P.L.C..........................  2,856,677    5,594,161
                                                                                 ------------
TOTAL IRELAND........................................................              25,938,612
                                                                                 ------------
ITALY -- (0.1%)
    COIMA RES SpA....................................................     27,205      276,686
    Immobiliare Grande Distribuzione SIIQ SpA........................    893,703    5,740,371
                                                                                 ------------
TOTAL ITALY..........................................................               6,017,057
                                                                                 ------------
JAPAN -- (26.3%)
    Activia Properties, Inc..........................................      8,186   43,190,304
    Advance Residence Investment Corp................................     15,078   50,105,331
    AEON REIT Investment Corp........................................     18,014   25,900,666
    Comforia Residential REIT, Inc...................................      7,397   24,094,891
    Daiwa House REIT Investment Corp.................................     22,229   64,726,466
    Daiwa Office Investment Corp.....................................      4,070   32,425,677
    Frontier Real Estate Investment Corp.............................      5,767   25,746,224
    Fukuoka REIT Corp................................................      9,494   16,287,802
    Global One Real Estate Investment Corp...........................     12,815   17,378,404
#   GLP J-Reit.......................................................     42,064   54,873,741
    Hankyu Hanshin REIT, Inc.........................................      7,799   13,269,891
    Health Care & Medical Investment Corp............................      2,055    2,642,770
    Heiwa Real Estate REIT, Inc......................................     12,444   16,438,094
    Hoshino Resorts REIT, Inc........................................      2,707   14,789,906
    Hulic Reit, Inc..................................................      8,532   16,276,516
#   Ichigo Office REIT Investment....................................     17,268   17,756,436
    Industrial & Infrastructure Fund Investment Corp.................     19,761   30,937,933
    Invesco Office J-Reit, Inc.......................................    115,136   23,244,369
    Invincible Investment Corp.......................................     70,852   44,739,736
    Japan Excellent, Inc.............................................     15,644   26,911,386
    Japan Hotel REIT Investment Corp.................................     55,230   45,810,366
    Japan Logistics Fund, Inc........................................     11,399   28,980,739
    Japan Prime Realty Investment Corp...............................      9,679   46,517,093
    Japan Real Estate Investment Corp................................     16,064  109,649,728
    Japan Rental Housing Investments, Inc............................     22,965   22,030,680
    Japan Retail Fund Investment Corp................................     31,851   74,240,298
#   Kenedix Office Investment Corp...................................      5,329   41,726,449
    Kenedix Residential Next Investment Corp.........................     11,456   23,601,637
    Kenedix Retail REIT Corp.........................................      6,689   18,426,816
#   LaSalle Logiport REIT............................................      9,192   13,683,457
    Marimo Regional Revitalization REIT, Inc.........................      1,311    1,644,638
    MCUBS MidCity Investment Corp....................................     20,694   24,000,124
    Mirai Corp.......................................................      5,322    3,126,227
    Mitsui Fudosan Logistics Park, Inc...............................      1,817    7,585,177
    Mori Hills REIT Investment Corp..................................     20,873   34,498,377
    Mori Trust Hotel Reit, Inc.......................................        923    1,252,580
    Mori Trust Sogo Reit, Inc........................................     12,622   22,958,427
    Nippon Accommodations Fund, Inc..................................      5,549   34,915,597
    Nippon Building Fund, Inc........................................     16,467  124,928,641
    Nippon Healthcare Investment Corp................................        227      449,733
    Nippon Prologis REIT, Inc........................................     21,862   61,066,759
    NIPPON REIT Investment Corp......................................      5,310   23,058,811
    Nomura Real Estate Master Fund, Inc..............................     48,736   93,161,701

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
JAPAN -- (Continued)
    One REIT, Inc....................................................      2,944 $    9,250,118
    Ooedo Onsen Reit Investment Corp.................................      2,458      2,249,697
    Orix JREIT, Inc..................................................     31,990     72,333,151
#   Premier Investment Corp..........................................     18,433     27,632,081
    Samty Residential Investment Corp................................      1,586      1,782,844
#   Sekisui House Reit, Inc..........................................     45,191     41,707,770
    Star Asia Investment Corp........................................      5,184      5,643,304
    Starts Proceed Investment Corp...................................      3,947      7,671,910
    Tokyu REIT, Inc..................................................     12,435     23,948,951
#   Tosei Reit Investment Corp.......................................      1,913      2,451,667
    United Urban Investment Corp.....................................     35,814     72,252,224
                                                                                 --------------
TOTAL JAPAN..........................................................             1,685,974,315
                                                                                 --------------
MALAYSIA -- (0.5%)
    AmanahRaya Real Estate Investment Trust..........................    294,900         53,616
    AmFIRST Real Estate Investment Trust.............................  1,788,940        205,446
#   Axis Real Estate Investment Trust................................  6,547,263      2,695,056
    Capitaland Malaysia Mall Trust................................... 12,896,000      3,177,249
    Hektar Real Estate Investment Trust..............................    144,626         34,099
#   IGB Real Estate Investment Trust................................. 16,433,600      7,509,559
    KLCCP Stapled Group..............................................  3,106,600      5,938,937
    MRCB-QUILL REIT..................................................  2,188,800        528,985
#   Pavilion Real Estate Investment Trust............................  2,745,300      1,136,653
    Sunway Real Estate Investment Trust.............................. 16,048,200      6,950,678
    Tower Real Estate Investment Trust...............................    434,900         90,574
    YTL Hospitality REIT.............................................  5,689,000      1,742,333
                                                                                 --------------
TOTAL MALAYSIA.......................................................                30,063,185
                                                                                 --------------
MEXICO -- (1.8%)
#   Asesor de Activos Prisma SAPI de C.V.............................  9,608,950      3,566,548
    Concentradora Fibra Danhos S.A. de C.V...........................  2,314,950      3,489,905
#   Concentradora Fibra Hotelera Mexicana S.A. de C.V................  3,638,760      1,645,685
    Fibra Shop Portafolios Inmobiliarios SAPI de C.V.................  1,160,286        536,820
    Fibra Uno Administracion S.A. de C.V............................. 39,885,363     60,626,830
    Macquarie Mexico Real Estate Management S.A. de C.V.............. 13,974,481     19,832,263
#   PLA Administradora Industrial S de RL de C.V..................... 10,213,893     16,746,611
#   Prologis Property Mexico S.A. de C.V.............................  2,921,042      6,253,139
                                                                                 --------------
TOTAL MEXICO.........................................................               112,697,801
                                                                                 --------------
NETHERLANDS -- (5.0%)
    Eurocommercial Properties NV.....................................    624,566     19,931,681
    NSI NV...........................................................    241,349     11,026,441
    Unibail-Rodamco-Westfield........................................  9,142,075     70,033,417
    Unibail-Rodamco-Westfield (BFYM460)..............................  1,287,738    199,177,437
#   Vastned Retail NV................................................    245,948      7,381,303
#   Wereldhave NV....................................................    527,511     12,487,000
                                                                                 --------------
TOTAL NETHERLANDS....................................................               320,037,279
                                                                                 --------------
NEW ZEALAND -- (1.1%)
    Argosy Property, Ltd.............................................  9,273,660      8,380,243
    Asset Plus, Ltd..................................................     45,944         18,788
    Goodman Property Trust........................................... 12,661,019     17,284,771
    Kiwi Property Group, Ltd......................................... 19,684,465     20,057,394
    Precinct Properties New Zealand, Ltd.............................  8,990,582     10,484,167
#   Property for Industry, Ltd.......................................  2,146,855      3,281,456
    Stride Property Group............................................  1,807,147      2,675,564

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
NEW ZEALAND -- (Continued)
    Vital Healthcare Property Trust..................................  3,471,593 $  5,918,351
                                                                                 ------------
TOTAL NEW ZEALAND....................................................              68,100,734
                                                                                 ------------
SINGAPORE -- (9.0%)
    AIMS AMP Capital Industrial REIT.................................  6,576,642    6,620,788
#   Ascendas Hospitality Trust.......................................  6,409,800    5,420,346
    Ascendas Real Estate Investment Trust............................ 31,026,200   72,261,592
#   Ascott Residence Trust........................................... 19,048,159   19,305,378
    Cache Logistics Trust............................................ 17,493,904    9,325,744
    CapitaLand Commercial Trust...................................... 32,364,049   48,739,718
    CapitaLand Mall Trust............................................ 31,190,700   58,196,970
#   CapitaLand Retail China Trust.................................... 11,695,524   13,059,657
    CDL Hospitality Trusts........................................... 13,397,980   16,144,800
#   EC World Real Estate Investment Trust Unit.......................    491,600      263,709
#   ESR-REIT......................................................... 25,531,034   10,042,275
    Far East Hospitality Trust.......................................  9,095,500    4,877,747
    First Real Estate Investment Trust...............................  8,018,826    6,007,810
    Frasers Centrepoint Trust........................................  9,013,846   18,216,012
#   Frasers Commercial Trust......................................... 12,055,300   14,530,790
#   Frasers Hospitality Trust........................................  3,419,500    1,846,666
    Frasers Logistics & Industrial Trust............................. 11,552,130   10,691,271
    IREIT Global.....................................................     32,500       18,982
#   Keppel DC REIT................................................... 14,734,283   21,641,466
#   Keppel REIT...................................................... 25,952,626   23,069,671
#   Keppel-KBS US REIT...............................................    550,800      407,266
#   Lippo Malls Indonesia Retail Trust............................... 22,687,600    4,002,070
#   Manulife US Real Estate Investment Trust.........................  3,760,986    3,441,061
#   Mapletree Commercial Trust....................................... 23,743,237   40,640,858
    Mapletree Industrial Trust....................................... 19,380,058   36,302,084
#   Mapletree Logistics Trust........................................ 30,463,256   37,600,944
    Mapletree North Asia Commercial Trust............................ 21,026,400   19,766,192
#   OUE Commercial Real Estate Investment Trust...................... 11,057,655    4,387,234
    Parkway Life Real Estate Investment Trust........................  6,087,000   14,627,283
    Sabana Shari'ah Compliant Industrial Real Estate Investment Trust 10,086,984    3,408,807
#   Soilbuild Business Space REIT....................................  5,221,138    1,937,791
    SPH REIT.........................................................  4,357,200    3,650,766
    Starhill Global REIT............................................. 23,074,500   12,538,606
#   Suntec Real Estate Investment Trust.............................. 26,880,300   36,721,380
                                                                                 ------------
TOTAL SINGAPORE......................................................             579,713,734
                                                                                 ------------
SOUTH AFRICA -- (2.4%)
    Arrowhead Properties, Ltd., Class B..............................  4,926,821    1,141,261
    Attacq, Ltd......................................................  1,190,557    1,033,352
    Delta Property Fund, Ltd.........................................     70,694        4,732
    Emira Property Fund, Ltd.........................................  8,792,899    7,397,184
#   Equites Property Fund, Ltd.......................................    464,025      646,414
    Growthpoint Properties, Ltd...................................... 37,555,433   54,994,538
#   Hyprop Investments, Ltd..........................................  3,438,936   13,439,744
    Investec Property Fund, Ltd......................................  2,133,656    2,249,618
    Octodec Investments, Ltd.........................................    337,755      357,618
    Redefine Properties, Ltd......................................... 71,485,456   35,664,125
    Resilient REIT, Ltd..............................................  4,027,810   17,973,258
#   SA Corporate Real Estate, Ltd.................................... 30,142,150    6,161,502
    Texton Property Fund, Ltd........................................    113,923       21,850
    Tower Property Fund, Ltd.........................................     53,426       18,576
    Vukile Property Fund, Ltd........................................  8,039,791   10,296,114
                                                                                 ------------
TOTAL SOUTH AFRICA...................................................             151,399,886
                                                                                 ------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
SPAIN -- (1.6%)
#   Inmobiliaria Colonial Socimi SA..................................  2,392,080 $   30,911,235
    Lar Espana Real Estate Socimi SA.................................    740,306      6,709,633
    Merlin Properties Socimi SA......................................  4,571,375     67,294,395
                                                                                 --------------
TOTAL SPAIN..........................................................               104,915,263
                                                                                 --------------
TAIWAN -- (0.2%)
    Cathay No 1 REIT................................................. 10,768,000      6,068,024
    Cathay No 2 REIT.................................................  4,074,000      2,292,013
    Fubon No 1 REIT..................................................  1,279,000        678,688
    Fubon No 2 REIT..................................................  3,872,000      1,777,457
    Shin Kong No. 1 REIT.............................................  4,804,000      2,747,578
                                                                                 --------------
TOTAL TAIWAN.........................................................                13,563,760
                                                                                 --------------
TURKEY -- (0.1%)
#   AKIS Gayrimenkul Yatirimi A.S....................................  1,559,695        712,053
    Alarko Gayrimenkul Yatirim Ortakligi A.S.........................     24,115        225,742
#   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.................... 13,859,063      2,930,917
#   Halk Gayrimenkul Yatirim Ortakligi A.S...........................  1,905,009        309,392
#*  Is Gayrimenkul Yatirim Ortakligi A.S.............................  5,475,134        889,763
#*  Sinpas Gayrimenkul Yatirim Ortakligi A.S.........................  1,740,311        234,259
#*  Torunlar Gayrimenkul Yatirim Ortakligi A.S.......................  2,659,735        804,288
#*  Vakif Gayrimenkul Yatirim Ortakligi A.S..........................    592,414        187,355
                                                                                 --------------
TOTAL TURKEY.........................................................                 6,293,769
                                                                                 --------------
UNITED KINGDOM -- (12.3%)
    Assura P.L.C..................................................... 13,296,669     12,886,655
    Big Yellow Group P.L.C...........................................  2,196,479     32,507,336
    British Land Co. P.L.C. (The).................................... 11,114,221     89,359,810
    Capital & Regional P.L.C.........................................  3,300,686      1,117,478
    Custodian Reit P.L.C.............................................    537,233        799,769
    Derwent London P.L.C.............................................  1,439,489     66,245,377
    Empiric Student Property P.L.C...................................  1,545,019      1,880,654
    GCP Student Living P.L.C.........................................    454,139      1,030,182
    Great Portland Estates P.L.C.....................................  4,031,345     41,147,908
    Hammerson P.L.C.................................................. 10,398,865     39,064,738
    Hansteen Holdings P.L.C..........................................  5,692,545      7,558,687
#*  Intu Properties P.L.C............................................ 13,659,787      7,952,290
    Land Securities Group P.L.C......................................  9,290,332    113,161,036
    LondonMetric Property P.L.C...................................... 11,931,478     35,819,936
    McKay Securities P.L.C...........................................    379,472      1,150,340
#   NewRiver REIT P.L.C..............................................  2,071,514      5,396,747
    Primary Health Properties P.L.C..................................  8,818,850     16,160,733
    RDI REIT PLC.....................................................  2,856,470      4,778,169
    Regional REIT, Ltd...............................................  1,596,767      2,180,367
    Safestore Holdings P.L.C.........................................  3,310,303     30,057,185
    Schroder Real Estate Investment Trust, Ltd.......................  1,423,907      1,017,051
    Secure Income REIT P.L.C.........................................     75,866        425,836
    Segro P.L.C...................................................... 14,210,087    155,448,483
    Shaftesbury P.L.C................................................  2,906,558     35,616,920
    Standard Life Investment Property Income Trust, Ltd..............  1,434,544      1,641,548
    Town Centre Securities P.L.C.....................................     12,594         32,939
    Tritax Big Box REIT P.L.C........................................ 11,746,111     22,878,329
    UNITE Group P.L.C. (The).........................................  2,599,156     37,855,860
    Workspace Group P.L.C............................................  1,756,629     23,084,658
                                                                                 --------------
TOTAL UNITED KINGDOM.................................................               788,257,021
                                                                                 --------------
TOTAL COMMON STOCKS..................................................             6,219,800,751
                                                                                 --------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
    RIGHTS/WARRANTS -- (0.0%)
    SINGAPORE -- (0.0%)
*   Mapletree Commercial Trust Rights 11/07/19.......................  1,685,769 $      111,522
                                                                                 --------------
    TOTAL INVESTMENT SECURITIES
          (Cost $5,203,359,457)......................................             6,219,912,273
                                                                                 --------------
                                                                                    VALUE+
                                                                                 --------------
    SECURITIES LENDING COLLATERAL -- (2.9%)
    @(S) The DFA Short Term Investment Fund.......................... 16,108,620    186,392,847
                                                                                 --------------
    TOTAL INVESTMENTS -- (100.0%)
          (Cost $5,389,735,284)......................................            $6,406,305,120
                                                                                 ==============

As of October 31, 2019, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............       279   12/20/19 $41,955,658 $42,349,410 $      393,752
                                                         ----------- ----------- --------------
TOTAL FUTURES CONTRACTS............                      $41,955,658 $42,349,410 $      393,752
                                                         =========== =========== ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
Common Stocks
   Australia................................. $    127,931 $1,082,908,180   --    $1,083,036,111
   Belgium...................................           --    184,053,636   --       184,053,636
   Canada....................................  341,128,447             --   --       341,128,447
   China.....................................           --     14,129,606   --        14,129,606
   France....................................           --    314,940,442   --       314,940,442
   Germany...................................           --     53,030,276   --        53,030,276
   Hong Kong.................................           --    336,509,817   --       336,509,817
   Ireland...................................           --     25,938,612   --        25,938,612
   Italy.....................................           --      6,017,057   --         6,017,057
   Japan.....................................           --  1,685,974,315   --     1,685,974,315
   Malaysia..................................           --     30,063,185   --        30,063,185
   Mexico....................................  112,697,801             --   --       112,697,801
   Netherlands...............................           --    320,037,279   --       320,037,279
   New Zealand...............................           --     68,100,734   --        68,100,734
   Singapore.................................           --    579,713,734   --       579,713,734
   South Africa..............................           --    151,399,886   --       151,399,886
   Spain.....................................           --    104,915,263   --       104,915,263
   Taiwan....................................    2,747,578     10,816,182   --        13,563,760
   Turkey....................................           --      6,293,769   --         6,293,769
   United Kingdom............................           --    788,257,021   --       788,257,021

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
Rights/Warrants
   Singapore.................................           -- $      111,522   --    $      111,522
Securities Lending Collateral................           --    186,392,847   --       186,392,847
Futures Contracts**.......................... $    393,752             --   --           393,752
                                              ------------ --------------   --    --------------
TOTAL........................................ $457,095,509 $5,949,603,363   --    $6,406,698,872
                                              ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
COMMON STOCKS -- (49.5%)
CANADA -- (0.0%)
    City Office REIT, Inc............................................   132,478 $  1,793,752
                                                                                ------------
UNITED STATES -- (49.5%)
    Acadia Realty Trust..............................................   355,156    9,937,265
#   Agree Realty Corp................................................   161,793   12,744,435
    Alexander's, Inc.................................................     9,483    3,275,428
#   Alexandria Real Estate Equities, Inc.............................   443,164   70,352,285
    American Assets Trust, Inc.......................................   174,141    8,525,943
    American Campus Communities, Inc.................................   544,248   27,201,515
    American Homes 4 Rent, Class A................................... 1,067,080   28,245,618
    American Tower Corp.............................................. 1,735,168  378,405,437
    Apartment Investment & Management Co., Class A...................   596,218   32,720,451
    Apple Hospitality REIT, Inc......................................   849,080   13,992,838
    Ashford Hospitality Trust, Inc...................................   387,661    1,058,314
*   Ashford, Inc.....................................................     1,167       27,894
    AvalonBay Communities, Inc.......................................   540,982  117,750,142
    Bluerock Residential Growth REIT, Inc............................    95,192    1,144,208
    Boston Properties, Inc...........................................   604,073   82,878,816
    Braemar Hotels & Resorts, Inc....................................   108,005      996,886
    Brandywine Realty Trust..........................................   704,153   10,759,458
    Brixmor Property Group, Inc...................................... 1,194,784   26,309,144
#   Brookfield Property REIT, Inc., Class A..........................   813,667   15,378,314
    BRT Apartments Corp..............................................     6,929      115,714
    Camden Property Trust............................................   383,926   43,909,617
    CareTrust REIT, Inc..............................................   380,992    9,235,246
#   CBL & Associates Properties, Inc.................................   691,067      995,136
    Cedar Realty Trust, Inc..........................................   357,894    1,195,366
#   Chatham Lodging Trust............................................   189,855    3,426,883
    Clipper Realty, Inc..............................................     2,340       22,558
    Columbia Property Trust, Inc.....................................   478,852    9,826,043
#   Community Healthcare Trust, Inc..................................    28,085    1,359,876
    Condor Hospitality Trust, Inc....................................     5,385       59,504
    CorePoint Lodging, Inc...........................................   169,879    1,673,308
    CoreSite Realty Corp.............................................   148,251   17,419,492
    Corporate Office Properties Trust................................   439,392   13,023,579
    Cousins Properties, Inc..........................................   581,599   23,339,569
    Crown Castle International Corp.................................. 1,611,774  223,698,113
    CubeSmart........................................................   762,650   24,176,005
    CyrusOne, Inc....................................................   442,646   31,551,807
    DiamondRock Hospitality Co.......................................   846,976    8,452,820
    Digital Realty Trust, Inc........................................   811,085  103,040,213
    Douglas Emmett, Inc..............................................   657,846   28,497,889
    Duke Realty Corp................................................. 1,433,142   50,360,610
    Easterly Government Properties, Inc..............................   232,574    5,191,052
    EastGroup Properties, Inc........................................   148,846   19,937,922
    Empire State Realty Trust, Inc., Class A.........................   574,168    8,308,211
    EPR Properties...................................................   302,151   23,504,326
    Equinix, Inc.....................................................   327,463  185,599,479
    Equity Commonwealth..............................................   483,160   15,548,089
    Equity LifeStyle Properties, Inc.................................   685,813   47,965,761
    Equity Residential............................................... 1,439,285  127,607,008
    Essential Properties Realty Trust, Inc...........................    38,751      994,351
    Essex Property Trust, Inc........................................   258,189   84,461,368
    Extra Space Storage, Inc.........................................   499,040   56,027,221
    Federal Realty Investment Trust..................................   295,613   40,206,324
    First Industrial Realty Trust, Inc...............................   501,251   21,107,680
    Four Corners Property Trust, Inc.................................   274,430    7,862,419

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
UNITED STATES -- (Continued)
#   Franklin Street Properties Corp..................................   416,561 $  3,582,425
    Gaming and Leisure Properties, Inc...............................   810,069   32,694,385
    Getty Realty Corp................................................   140,753    4,720,856
    Gladstone Commercial Corp........................................   119,058    2,805,006
    Global Medical REIT, Inc.........................................    46,687      564,913
    Global Net Lease, Inc............................................   300,016    5,844,318
    Healthcare Realty Trust, Inc.....................................   511,906   17,798,972
    Healthcare Trust of America, Inc., Class A.......................   818,932   25,386,892
    Healthpeak Properties, Inc....................................... 1,891,814   71,170,043
    Hersha Hospitality Trust.........................................   160,026    2,208,359
    Highwoods Properties, Inc........................................   411,122   19,240,510
    Host Hotels & Resorts, Inc....................................... 2,948,309   48,322,784
    Hudson Pacific Properties, Inc...................................   618,763   22,225,967
    Independence Realty Trust, Inc...................................   329,756    5,078,245
    Industrial Logistics Properties Trust............................   190,189    4,039,617
    Investors Real Estate Trust......................................    47,628    3,604,011
    Invitation Homes, Inc............................................ 1,752,593   53,962,334
#   Iron Mountain, Inc............................................... 1,138,392   37,339,258
    JBG SMITH Properties.............................................   484,840   19,519,638
#   Kilroy Realty Corp...............................................   403,004   33,824,126
    Kimco Realty Corp................................................ 1,677,460   36,166,038
    Kite Realty Group Trust..........................................   345,905    6,164,027
    Lamar Advertising Co., Class A...................................   340,339   27,230,523
    Lexington Realty Trust...........................................   874,847    9,518,335
    Liberty Property Trust...........................................   594,863   35,138,557
    Life Storage, Inc................................................   189,308   20,619,427
    LTC Properties, Inc..............................................   161,997    8,399,544
#   Macerich Co. (The)...............................................   456,429   12,551,797
    Mack-Cali Realty Corp............................................   357,550    7,658,721
#   Medical Properties Trust, Inc.................................... 1,714,774   35,547,265
    MGM Growth Properties LLC, Class A...............................   326,694   10,196,120
    Mid-America Apartment Communities, Inc...........................   453,636   63,050,801
    Monmouth Real Estate Investment Corp.............................   322,951    4,870,101
    National Health Investors, Inc...................................   168,171   14,427,390
    National Retail Properties, Inc..................................   681,403   40,141,451
    National Storage Affiliates Trust................................   223,740    7,645,196
    New Senior Investment Group, Inc.................................   327,245    2,303,805
    NexPoint Residential Trust, Inc..................................    57,345    2,796,716
#   Office Properties Income Trust...................................   186,486    5,945,174
#   Omega Healthcare Investors, Inc..................................   895,273   39,427,830
    One Liberty Properties, Inc......................................    51,414    1,460,672
    Outfront Media, Inc..............................................   560,867   14,756,411
    Paramount Group, Inc.............................................   828,171   11,155,463
    Park Hotels & Resorts, Inc.......................................   948,877   22,061,393
#   Pebblebrook Hotel Trust..........................................   588,679   15,134,926
#   Pennsylvania Real Estate Investment Trust........................   299,684    1,654,256
    Physicians Realty Trust..........................................   722,996   13,498,335
    Piedmont Office Realty Trust, Inc., Class A......................   576,916   12,945,995
    Plymouth Industrial REIT, Inc....................................     1,268       23,914
    Prologis, Inc.................................................... 2,458,318  215,741,995
    PS Business Parks, Inc...........................................    82,353   14,868,834
    Public Storage...................................................   614,993  137,057,340
    QTS Realty Trust, Inc., Class A..................................   226,951   12,162,304
#   Realty Income Corp............................................... 1,226,420  100,308,892
    Regency Centers Corp.............................................   663,945   44,643,635
    Retail Opportunity Investments Corp..............................   480,458    8,967,749
    Retail Properties of America, Inc., Class A......................   877,404   12,073,079
    Retail Value, Inc................................................    62,579    2,291,030
    Rexford Industrial Realty, Inc...................................   384,492   18,490,220

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE>>
                                                                      ----------- --------------
UNITED STATES -- (Continued)
    RLJ Lodging Trust................................................     667,918 $   10,960,532
    RPT Realty.......................................................     328,687      4,765,961
    Ryman Hospitality Properties, Inc................................     193,672     16,301,372
    Sabra Health Care REIT, Inc......................................     707,829     17,412,593
    Saul Centers, Inc................................................      38,877      2,081,475
    SBA Communications Corp..........................................     443,093    106,630,330
    Senior Housing Properties Trust..................................     961,045      9,538,372
#   Seritage Growth Properties.......................................      98,306      4,275,328
    Service Properties Trust.........................................     650,766     16,464,380
#   Simon Property Group, Inc........................................   1,214,648    183,023,161
    SITE Centers Corp................................................     657,755     10,214,943
    SL Green Realty Corp.............................................     357,734     29,906,562
    Sotherly Hotels, Inc.............................................      15,008         96,651
#   Spirit MTA REIT..................................................     183,367        135,692
    Spirit Realty Capital, Inc.......................................     379,219     18,900,285
    STAG Industrial, Inc.............................................     465,580     14,451,603
    STORE Capital Corp...............................................     822,020     33,291,810
    Summit Hotel Properties, Inc.....................................     428,362      5,251,718
    Sun Communities, Inc.............................................     359,517     58,475,440
    Sunstone Hotel Investors, Inc....................................     892,954     12,063,808
#   Tanger Factory Outlet Centers, Inc...............................     391,956      6,318,331
    Taubman Centers, Inc.............................................     250,379      8,958,561
    Terreno Realty Corp..............................................     249,063     14,049,644
    UDR, Inc.........................................................   1,136,173     57,092,693
    UMH Properties, Inc..............................................     134,949      2,014,789
#   Uniti Group, Inc.................................................     646,007      4,470,368
    Universal Health Realty Income Trust.............................      49,428      5,893,300
    Urban Edge Properties............................................     478,688     10,105,104
    Urstadt Biddle Properties, Inc...................................       6,002        114,458
    Urstadt Biddle Properties, Inc., Class A.........................     123,179      2,996,945
    Ventas, Inc......................................................   1,435,241     93,434,189
    VEREIT, Inc......................................................   4,244,239     41,763,312
    Vornado Realty Trust.............................................     682,155     44,769,833
#   Washington Prime Group, Inc......................................     766,751      3,235,689
    Washington Real Estate Investment Trust..........................     332,551     10,315,732
    Weingarten Realty Investors......................................     484,408     15,370,266
    Welltower, Inc...................................................   1,569,286    142,318,547
#*  Wheeler Real Estate Investment Trust, Inc........................      11,939         22,684
    Whitestone REIT..................................................     155,921      2,220,315
    WP Carey, Inc....................................................     657,894     60,565,722
    Xenia Hotels & Resorts, Inc......................................     462,673      9,739,267
                                                                                  --------------
TOTAL UNITED STATES..................................................              4,634,444,635
                                                                                  --------------
VIRGIN ISLANDS, U.S. -- (0.0%)
    Front Yard Residential Corp......................................      79,589        984,516
                                                                                  --------------
TOTAL COMMON STOCKS..................................................              4,637,222,903
                                                                                  --------------
AFFILIATED INVESTMENT COMPANIES -- (49.3%)
UNITED STATES -- (49.3%)
    Investment in DFA International Real Estate Securities Portfolio
      of DFA Investment Dimensions Group Inc......................... 587,807,256  3,297,598,707
    Investment in DFA Real Estate Securities Portfolio of DFA
      Investment Dimensions Group Inc................................  31,390,672  1,315,269,138
                                                                                  --------------
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES.................              4,612,867,845
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
      (Cost $7,260,378,754)..........................................              9,250,090,748
                                                                                  --------------

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                        --------- --------------
SECURITIES LENDING COLLATERAL -- (1.2%)
@(S)  The DFA Short Term Investment Fund............................... 9,606,063 $  111,151,759
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $7,371,517,891)....................           $9,361,242,507
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              -------------- ------------ ------- --------------
Common Stocks
   Canada.................................... $    1,793,752           --   --    $    1,793,752
   United States.............................  4,634,444,635           --   --     4,634,444,635
   Virgin Islands, U.S.......................        984,516           --   --           984,516
Affiliated Investment Companies..............  4,612,867,845           --   --     4,612,867,845
Securities Lending Collateral................             -- $111,151,759   --       111,151,759
                                              -------------- ------------   --    --------------
TOTAL........................................ $9,250,090,748 $111,151,759   --    $9,361,242,507
                                              ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
COMMON STOCKS -- (94.2%)
AUSTRALIA -- (6.5%)
    A2B Australia, Ltd...............................................  2,218,430 $ 2,429,126
    Accent Group, Ltd................................................  2,832,257   2,946,975
    Ainsworth Game Technology, Ltd...................................  1,239,436     682,301
#*  Alkane Resources, Ltd............................................    627,162     308,864
#   Alliance Aviation Services, Ltd..................................    104,763     181,446
    Ansell, Ltd......................................................  1,612,616  30,666,754
#   AP Eagers, Ltd...................................................  1,441,936  12,182,147
#   ARQ Group, Ltd...................................................    339,568      99,314
    Austal, Ltd......................................................  3,948,676  11,368,654
*   Austin Engineering, Ltd..........................................    647,686      84,653
*   Australian Agricultural Co., Ltd.................................  1,383,877     939,697
    Australian Pharmaceutical Industries, Ltd........................ 10,148,266   9,272,571
    Australian Vintage, Ltd..........................................    611,053     215,236
    Auswide Bank, Ltd................................................     10,475      39,836
    AVJennings, Ltd..................................................  1,149,935     473,284
#   Bank of Queensland, Ltd..........................................  2,830,841  17,667,437
*   Base Resources, Ltd..............................................    450,006      74,189
    Beach Energy, Ltd................................................  2,535,562   3,988,385
#   Bega Cheese, Ltd.................................................    944,905   2,330,051
#   Bell Financial Group, Ltd........................................     22,386      15,410
#   Bingo Industries, Ltd............................................  4,358,436   7,208,706
    Brickworks, Ltd..................................................    856,170  10,686,842
#   BWX, Ltd.........................................................    981,590   2,651,587
*   Cardno, Ltd......................................................    819,378     293,475
    CDS Technologies, Ltd............................................     15,209           0
    Cedar Woods Properties, Ltd......................................    606,956   2,966,440
    Clean Seas Seafood, Ltd..........................................     71,657      39,987
    Cleanaway Waste Management, Ltd.................................. 48,269,779  61,350,557
    ClearView Wealth, Ltd............................................     40,244      16,727
    Collins Foods, Ltd...............................................     47,946     338,135
#   CSR, Ltd......................................................... 11,088,840  31,696,630
    Decmil Group, Ltd................................................  2,820,301   1,664,633
    Domain Holdings Australia, Ltd...................................  2,804,555   6,119,572
    Downer EDI, Ltd..................................................  8,959,670  49,834,155
    DWS, Ltd.........................................................    176,523     129,796
#   Eclipx Group, Ltd................................................  3,444,829   3,726,138
    Elanor Investor Group............................................    232,431     352,351
#*  Energy World Corp., Ltd..........................................    677,220      43,239
    Enero Group, Ltd.................................................     11,447      16,927
    EQT Holdings, Ltd................................................     37,663     797,765
    Estia Health, Ltd................................................  4,892,055   9,475,386
    EVENT Hospitality and Entertainment, Ltd.........................  1,244,813  11,256,129
    Experience Co., Ltd..............................................    311,257      56,822
    Finbar Group, Ltd................................................     11,796       6,954
*   Fleetwood Corp., Ltd.............................................  1,084,979   1,672,597
    FlexiGroup, Ltd..................................................  6,353,769   8,536,142
    G8 Education, Ltd................................................  8,015,244  14,227,050
#   Genworth Mortgage Insurance Australia, Ltd.......................  5,831,738  15,681,008
    GrainCorp, Ltd., Class A.........................................  5,925,749  29,530,094
#   Grange Resources, Ltd............................................  3,384,131     489,469
    GTN, Ltd.........................................................     74,832      38,687
    Healius, Ltd.....................................................  7,734,824  16,442,269
#   Helloworld Travel, Ltd...........................................     39,133     121,411
*   Horizon Oil, Ltd.................................................  3,358,998     322,710
#   HT&E, Ltd........................................................  4,118,477   4,674,915
    Huon Aquaculture Group, Ltd......................................     15,690      49,209
    Imdex, Ltd.......................................................    579,346     634,383

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
AUSTRALIA -- (Continued)
*   IMF Bentham, Ltd.................................................    600,577 $ 1,409,060
    Independence Group NL............................................ 10,309,160  45,149,601
*   Intega Group, Ltd................................................    819,378     319,134
#   IOOF Holdings, Ltd...............................................  5,500,084  27,969,696
*   iSentia Group, Ltd...............................................     57,009      15,500
    IVE Group, Ltd...................................................    534,457     740,321
#   Japara Healthcare, Ltd...........................................  3,148,942   2,427,589
    K&S Corp., Ltd...................................................     63,580      72,284
*   Kingsgate Consolidated, Ltd......................................  1,085,116     314,186
    Lednium Technology Pty, Ltd......................................    438,495           0
*   Lemarne Corp, Ltd................................................      5,585       1,713
    Link Administration Holdings, Ltd................................    642,214   2,476,504
    MACA, Ltd........................................................  5,375,658   3,525,901
    Macmahon Holdings, Ltd...........................................  8,295,683   1,228,956
    MaxiTRANS Industries, Ltd........................................  2,011,834     296,678
#*  Mayne Pharma Group, Ltd.......................................... 32,403,766  11,475,551
    McPherson's, Ltd.................................................  2,294,890   3,649,665
*   Medusa Mining, Ltd...............................................     85,118      44,366
#   Metcash, Ltd..................................................... 17,014,459  33,074,548
    Michael Hill International, Ltd..................................     13,999       6,278
#   Michael Hill International, Ltd..................................    402,866     187,320
#   Mineral Resources, Ltd...........................................    448,771   4,414,075
    Monash IVF Group, Ltd............................................  1,909,369   1,348,183
    Money3 Corp., Ltd................................................  2,135,438   3,156,269
#   Mortgage Choice, Ltd.............................................    116,497     114,305
    Motorcycle Holdings, Ltd.........................................     43,592      69,836
#   Mount Gibson Iron, Ltd........................................... 11,093,858   5,790,656
*   Myer Holdings, Ltd...............................................  9,739,422   3,649,834
#   MyState, Ltd.....................................................    607,341   1,983,797
    Navigator Global Investments, Ltd................................  2,271,862   3,845,005
#   New Energy Solar, Ltd............................................     93,412      77,155
#   New Hope Corp., Ltd..............................................  1,995,599   2,922,421
#   Nine Entertainment Co. Holdings, Ltd............................. 20,714,519  26,283,302
    NRW Holdings, Ltd................................................  3,353,904   5,215,597
#*  Nufarm, Ltd......................................................  4,518,842  18,440,528
#   oOh!media, Ltd...................................................  1,514,733   2,878,783
    OZ Minerals, Ltd.................................................  7,939,160  55,394,928
    Pacific Current Group, Ltd.......................................      1,349       6,537
#   Paragon Care, Ltd................................................    702,593     211,029
    Peet, Ltd........................................................  2,787,911   2,308,641
    Perenti Global, Ltd.............................................. 13,769,512  21,691,100
*   Perseus Mining, Ltd.............................................. 20,229,766  11,987,149
#   Pioneer Credit, Ltd..............................................     88,249     149,653
    Premier Investments, Ltd.........................................  1,839,847  24,383,835
*   Prime Media Group, Ltd...........................................  2,080,604     293,514
    Propel Funeral Partners, Ltd.....................................     40,748      88,679
    QMS Media, Ltd...................................................    832,464     702,251
    Qube Holdings, Ltd...............................................  2,466,369   5,529,849
*   Quintis, Ltd.....................................................  5,342,275           0
    Ramelius Resources, Ltd..........................................  6,218,262   5,355,588
#*  Red River Resources, Ltd.........................................    972,353     100,435
    Reject Shop, Ltd. (The)..........................................    321,829     543,771
#*  Resolute Mining, Ltd.............................................  6,831,043   5,722,403
#*  Retail Food Group, Ltd...........................................    681,696      68,452
    Ridley Corp., Ltd................................................  6,797,485   5,099,039
*   RPMGlobal Holdings, Ltd..........................................     37,870      21,898
    RXP Services, Ltd................................................     44,884      15,756
    Sandfire Resources NL............................................  1,769,654   7,067,843
    Select Harvests, Ltd.............................................  1,990,545   9,885,145

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
AUSTRALIA -- (Continued)
*   Senex Energy, Ltd................................................    614,393 $    152,043
#   Servcorp, Ltd....................................................    352,470    1,071,130
    Seven Group Holdings, Ltd........................................    125,358    1,620,285
*   Seven West Media, Ltd............................................ 16,934,036    4,650,363
    Sigma Healthcare, Ltd............................................  9,466,457    3,792,908
#   Sims Metal Management, Ltd.......................................  4,106,798   26,431,160
    Southern Cross Electrical Engineering, Ltd.......................     60,795       23,071
    Southern Cross Media Group, Ltd.................................. 11,911,696    6,727,943
#   SpeedCast International, Ltd.....................................     59,723       40,975
    SRG Global, Ltd..................................................    228,341       62,803
    Star Entertainment Grp, Ltd. (The)...............................  3,099,587   10,050,373
#*  Sundance Energy Australia, Ltd...................................  7,003,553      625,966
    Sunland Group, Ltd...............................................  4,200,389    4,654,076
#   Super Retail Group, Ltd..........................................  1,248,401    8,201,401
#*  Superloop, Ltd...................................................    308,992      232,995
    Superloop, Ltd...................................................     26,013       14,704
    Tassal Group, Ltd................................................  5,061,893   14,453,055
    Tribune Resources, Ltd...........................................     32,843      192,516
*   Troy Resources, Ltd..............................................  2,453,547      186,049
    Village Roadshow, Ltd............................................  2,811,569    6,204,557
*   Virgin Australia Holdings, Ltd................................... 21,587,777    2,230,563
    Virtus Health, Ltd...............................................  1,474,209    4,174,256
    Vita Group, Ltd..................................................    643,550      539,231
*   Vocus Group, Ltd.................................................  9,702,807   22,245,238
#   Webster, Ltd.....................................................     63,484       84,919
    Western Areas, Ltd...............................................  6,105,448   13,457,241
*   Westgold Resources, Ltd..........................................  2,013,812    3,273,673
    Whitehaven Coal, Ltd.............................................  3,478,160    7,910,681
    WPP AUNZ, Ltd....................................................  7,765,211    2,859,325
                                                                                 ------------
TOTAL AUSTRALIA......................................................             906,480,819
                                                                                 ------------
AUSTRIA -- (0.8%)
    Agrana Beteiligungs AG...........................................    373,990    7,217,111
#   Austria Technologie & Systemtechnik AG...........................    522,249    9,718,401
    EVN AG...........................................................    347,127    6,353,678
    Mayr Melnhof Karton AG...........................................      2,065      253,711
    Oberbank AG......................................................     35,921    3,838,338
#   POLYTEC Holding AG...............................................     19,934      181,472
#   Porr AG..........................................................     19,492      461,618
#   Rosenbauer International AG......................................      1,276       54,126
*   Semperit AG Holding..............................................      9,855      134,135
    Strabag SE.......................................................    381,273   12,661,496
    UBM Development AG...............................................      1,628       81,048
    UNIQA Insurance Group AG.........................................  2,151,460   20,690,057
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............    529,398   14,360,671
#   Voestalpine AG...................................................      6,023      151,133
    Wienerberger AG..................................................  1,504,248   40,743,431
*   Zumtobel Group AG................................................    139,666    1,110,038
                                                                                 ------------
TOTAL AUSTRIA........................................................             118,010,464
                                                                                 ------------
BELGIUM -- (1.5%)
    Ackermans & van Haaren NV........................................    376,953   57,785,339
    Banque Nationale de Belgique.....................................      2,893    7,228,800
    Barco NV.........................................................      7,180    1,563,692
    Bekaert SA.......................................................    911,653   25,442,152
    Cie d'Entreprises CFE............................................     31,353    3,022,304
    Deceuninck NV....................................................  1,532,255    3,191,813
    D'ieteren SA.....................................................    398,210   25,150,335

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
BELGIUM -- (Continued)
#   Euronav NV.......................................................  3,329,484 $ 37,548,311
    Gimv NV..........................................................    214,616   12,887,984
    Immobel SA.......................................................     36,277    2,750,928
    Jensen-Group NV..................................................     12,283      468,349
#*  Nyrstar NV.......................................................      5,680        1,229
#   Ontex Group NV...................................................    256,960    4,661,407
    Orange Belgium SA................................................     95,628    2,105,610
#*  Oxurion NV.......................................................     11,798       34,228
    Recticel SA......................................................    946,199    8,279,845
    Roularta Media Group NV..........................................     10,995      153,827
    Sioen Industries NV..............................................     27,522      681,672
#   Sipef NV.........................................................     88,292    4,479,496
*   Tessenderlo Group SA.............................................    185,492    6,136,806
*   Viohalco SA......................................................     35,319      143,548
                                                                                 ------------
TOTAL BELGIUM........................................................             203,717,675
                                                                                 ------------
CANADA -- (8.7%)
#   Acadian Timber Corp..............................................     86,120    1,069,062
#*  Advantage Oil & Gas, Ltd.........................................  3,874,397    5,589,063
    Aecon Group, Inc.................................................  1,131,169   15,630,761
    AGF Management, Ltd., Class B....................................    930,594    4,105,042
*   Aimia, Inc.......................................................     34,200       94,776
    AirBoss of America Corp..........................................        400        2,393
*   Alacer Gold Corp.................................................  7,991,041   39,557,807
    Alamos Gold, Inc., Class A.......................................  8,582,130   46,719,211
#   Alaris Royalty Corp..............................................    441,824    6,568,153
#   Alcanna, Inc.....................................................    495,841    1,701,618
    Algoma Central Corp..............................................    289,431    2,889,695
#   ARC Resources, Ltd...............................................  1,170,576    4,959,239
*   Argonaut Gold, Inc...............................................  5,588,543    9,122,593
#*  Asanko Gold, Inc.................................................    382,929      343,069
    Barrick Gold Corp................................................    778,164   12,386,734
#*  Baytex Energy Corp............................................... 16,161,192   18,037,319
#   Birchcliff Energy, Ltd...........................................  7,711,260   11,768,000
*   Black Diamond Group, Ltd.........................................  1,129,013    1,465,805
#   Bonavista Energy Corp............................................  2,036,194      757,524
#   Bonterra Energy Corp.............................................    728,736    1,792,654
    Caledonia Mining Corp. P.L.C.....................................      1,200       10,113
#*  Calfrac Well Services, Ltd.......................................    202,000      171,771
    Canaccord Genuity Group, Inc.....................................    965,491    3,929,111
#   Canadian Western Bank............................................  1,759,082   44,541,329
*   Canfor Corp......................................................     36,206      437,628
#   CanWel Building Materials Group, Ltd.............................    205,382      706,386
#*  Capstone Mining Corp.............................................  2,477,115      940,367
#   Cardinal Energy, Ltd.............................................  2,914,581    4,248,725
    Cascades, Inc....................................................  2,619,401   24,799,886
*   Celestica, Inc...................................................  2,522,179   18,268,611
*   Centerra Gold, Inc...............................................  7,007,921   59,751,691
    Cervus Equipment Corp............................................     65,875      412,625
#   CES Energy Solutions Corp........................................    393,900      526,356
#   Chesswood Group, Ltd.............................................     60,400      502,149
#*  China Gold International Resources Corp., Ltd....................  3,341,437    2,663,814
*   Colabor Group, Inc...............................................     49,500       19,919
#*  Copper Mountain Mining Corp......................................  2,151,838    1,094,626
    Corus Entertainment, Inc., Class B...............................  1,862,594    7,155,664
    Crescent Point Energy Corp.......................................  5,354,849   19,555,709
    Crescent Point Energy Corp.......................................    100,092      366,337
#*  Crew Energy, Inc.................................................  3,090,149    1,126,165
#*  Delphi Energy Corp...............................................    152,680        6,955

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CANADA -- (Continued)
*   Detour Gold Corp.................................................  4,085,189 $67,833,182
    Dorel Industries, Inc., Class B..................................    577,530   2,188,045
    DREAM Unlimited Corp., Class A...................................    262,996   2,014,752
*   Dundee Precious Metals, Inc......................................  3,504,098  12,211,533
    Dynacor Gold Mines, Inc..........................................     34,000      42,077
    ECN Capital Corp.................................................  2,001,986   6,611,980
    E-L Financial Corp., Ltd.........................................      4,859   2,715,263
    Element Fleet Management Corp....................................    821,532   6,985,922
    Enerflex, Ltd....................................................  2,103,145  16,478,974
#   Enerplus Corp....................................................  1,008,790   6,089,044
    Enerplus Corp....................................................     70,889     427,461
    Ensign Energy Services, Inc......................................  2,862,129   5,823,784
#   Equitable Group, Inc.............................................    286,784  24,674,180
    Exco Technologies, Ltd...........................................    238,140   1,381,360
    Firm Capital Mortgage Investment Corp............................      1,305      14,089
#*  Fortuna Silver Mines, Inc........................................  3,161,353  10,080,998
*   Fortuna Silver Mines, Inc........................................    124,897     398,421
#   Freehold Royalties, Ltd..........................................     51,800     254,458
    Frontera Energy Corp.............................................    193,572   1,551,986
*   Gear Energy, Ltd.................................................  1,206,300     357,192
*   Genesis Land Development Corp....................................     29,263      53,989
#   Genworth MI Canada, Inc..........................................  1,225,983  49,519,623
    GMP Capital, Inc.................................................    120,692     208,011
#*  Gran Tierra Energy, Inc..........................................  9,095,709   9,668,205
#*  Great Panther Mining, Ltd........................................     99,170      54,212
    Guardian Capital Group, Ltd., Class A............................     53,337   1,055,320
#*  Guyana Goldfields, Inc...........................................  1,084,676     436,473
*   Heroux-Devtek, Inc...............................................    239,225   3,044,120
#   High Arctic Energy Services, Inc.................................    434,020     744,731
#   High Liner Foods, Inc............................................    225,034   1,588,958
#*  Home Capital Group, Inc..........................................  1,454,751  29,943,284
#   Horizon North Logistics, Inc.....................................  2,318,536   1,707,524
    Hudbay Minerals, Inc.............................................  6,713,281  24,363,741
*   IAMGOLD Corp..................................................... 12,353,718  46,428,444
*   Interfor Corp....................................................  1,075,466  12,819,692
*   Intertain Group, Ltd. (The)......................................     70,627     696,564
*   IPL Plastics, Inc................................................     36,878     248,075
#*  Kelt Exploration, Ltd............................................  1,306,804   2,857,488
*   Kew Media Group, Inc.............................................     18,275      86,720
*   Knight Therapeutics, Inc.........................................    112,676     716,897
    KP Tissue, Inc...................................................     18,400     119,863
#   Laurentian Bank of Canada........................................  1,556,662  53,539,434
#*  Leagold Mining Corp..............................................     93,200     183,980
#*  Lightstream Resources, Ltd.......................................  2,048,004           0
    Linamar Corp.....................................................  1,003,575  32,726,100
    Magellan Aerospace Corp..........................................     22,800     278,011
*   Major Drilling Group International, Inc..........................    755,466   3,200,592
    Martinrea International, Inc.....................................  2,503,814  20,416,796
*   Mav Beauty Brands, Inc...........................................      3,600      16,181
    Mediagrif Interactive Technologies, Inc..........................      2,894      15,249
*   MEG Energy Corp..................................................  7,821,849  30,049,773
    Melcor Developments, Ltd.........................................     98,620     935,958
*   Mercator Minerals, Ltd...........................................    861,957           0
#   Mullen Group, Ltd................................................    118,038     734,881
    Neo Performance Materials, Inc...................................     34,300     314,067
    North American Construction Group, Ltd...........................     41,855     484,299
*   NuVista Energy, Ltd..............................................  2,888,509   4,144,926
#*  Obsidian Energy, Ltd.............................................    307,858     184,654
    OceanaGold Corp.................................................. 11,771,128  28,241,412

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
CANADA -- (Continued)
#*  Painted Pony Energy, Ltd.........................................  1,179,002 $      546,041
#   Pan American Silver Corp.........................................    352,936      5,994,374
#*  Paramount Resources, Ltd., Class A...............................    881,939      3,441,778
#   Peyto Exploration & Development Corp.............................  1,759,053      3,512,497
*   PHX Energy Services Corp.........................................     22,036         40,321
    Pizza Pizza Royalty Corp.........................................    397,483      2,830,757
    Polaris Infrastructure, Inc......................................    314,074      3,147,655
*   Precision Drilling Corp.......................................... 11,030,949     11,725,251
#*  Premier Gold Mines, Ltd..........................................    758,825      1,302,061
    Quarterhill, Inc.................................................  1,128,108      1,421,805
    Reitmans Canada, Ltd., Class A...................................    624,437        929,236
#   Rocky Mountain Dealerships, Inc..................................    416,795      2,050,590
#*  Roots Corp.......................................................    119,700        177,219
    Russel Metals, Inc...............................................      6,100        100,131
*   Sandstorm Gold, Ltd..............................................     14,220        101,487
#   Secure Energy Services, Inc......................................     69,800        224,700
*   SEMAFO, Inc......................................................  3,590,631     11,586,198
#*  Seven Generations Energy, Ltd., Class A..........................    847,980      4,751,418
    ShawCor, Ltd.....................................................     44,600        449,014
*   Sierra Metals, Inc...............................................      7,900         11,276
#*  Sierra Wireless, Inc.............................................    224,405      2,475,594
*   SONDE RESOURCES CORP COMMON STOCK................................    463,104              0
*   Southern Pacific Resource Corp...................................    156,000              0
*   SSR Mining, Inc..................................................    996,513     14,738,494
#*  STEP Energy Services, Ltd........................................    137,635        118,083
#*  Storm Resources, Ltd.............................................    258,296        235,332
*   Strad, Inc.......................................................     91,250        112,928
#   Stuart Olson, Inc................................................    504,532      1,022,778
#   Surge Energy, Inc................................................  7,751,249      5,649,684
*   Tamarack Valley Energy, Ltd......................................  5,371,599      6,933,200
*   Taseko Mines, Ltd................................................    469,187        185,238
*   Teranga Gold Corp................................................  2,992,942     12,111,745
#   Tidewater Midstream and Infrastructure, Ltd......................  1,515,012      1,081,248
#   Timbercreek Financial Corp.......................................    699,108      5,127,464
    TLC Vision Corp..................................................    829,259              0
    TMX Group, Ltd...................................................     55,385      4,839,197
#   TORC Oil & Gas, Ltd..............................................  5,678,572     14,486,373
*   Torex Gold Resources, Inc........................................  1,138,168     16,652,112
#   Total Energy Services, Inc.......................................    483,785      2,064,287
    Tourmaline Oil Corp..............................................    139,930      1,200,523
    TransAlta Corp...................................................  6,574,340     38,834,079
    Transcontinental, Inc., Class A..................................    731,650      8,354,731
    TransGlobe Energy Corp...........................................    654,041        749,831
#*  Trevali Mining Corp..............................................     26,507          4,126
#*  Trican Well Service, Ltd.........................................  2,479,231      1,618,813
    Uni-Select, Inc..................................................    208,643      1,687,076
    VersaBank........................................................     32,629        162,761
    Wajax Corp.......................................................     53,634        623,036
#   Western Forest Products, Inc.....................................    293,544        289,733
#   Whitecap Resources, Inc.......................................... 13,049,865     36,362,466
    Yamana Gold, Inc................................................. 19,985,604     72,986,679
*   Yangarra Resources, Ltd..........................................    495,406        383,657
#*  Yellow Pages, Ltd................................................     10,549         69,440
                                                                                 --------------
TOTAL CANADA.........................................................             1,211,263,920
                                                                                 --------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd......................................  3,230,625      1,236,182
    China Flavors & Fragrances Co., Ltd..............................  3,411,291        752,554

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
CHINA -- (Continued)
*   Hanfeng Evergreen, Inc...........................................   707,267 $          0
                                                                                ------------
TOTAL CHINA..........................................................              1,988,736
                                                                                ------------
DENMARK -- (1.6%)
    Alm Brand A.S.................................................... 1,967,470   16,026,298
#*  Bang & Olufsen A.S...............................................    25,279      147,040
    BankNordik P/F...................................................     9,794      159,432
    Brodrene Hartmann A.S............................................    21,571      859,759
#   D/S Norden A.S...................................................    25,720      376,224
#   DFDS A.S.........................................................   259,979   10,240,623
*   Drilling Co. of 1972 A.S.........................................    23,646    1,334,778
    FLSmidth & Co. A.S...............................................   365,180   13,089,291
    GronlandsBANKEN A.S..............................................     1,526      123,087
*   H+H International A.S., Class B..................................    54,405      846,017
*   Harboes Bryggeri A.S., Class B...................................    25,276      249,065
*   Jyske Bank A.S................................................... 1,668,092   55,489,313
    Matas A.S........................................................   566,271    4,340,543
    Parken Sport & Entertainment A.S.................................    24,854      375,143
    Per Aarsleff Holding A.S.........................................   466,654   14,563,867
    Ringkjoebing Landbobank A.S......................................   136,647    9,435,572
    Scandinavian Tobacco Group A.S., Class A.........................   715,990    8,460,729
    Schouw & Co., A.S................................................   330,343   23,704,668
    Solar A.S., Class B..............................................    37,023    1,554,287
    Spar Nord Bank A.S............................................... 1,932,224   18,875,114
#   Sydbank A.S...................................................... 1,763,648   34,596,347
*   TORM P.L.C.......................................................   185,400    1,769,497
    United International Enterprises.................................     8,413    1,594,208
*   Vestjysk Bank A.S................................................    99,400       55,025
                                                                                ------------
TOTAL DENMARK........................................................            218,265,927
                                                                                ------------
FINLAND -- (2.3%)
    Ahlstrom-Munksjo Oyj.............................................   300,994    4,513,886
    Aktia Bank Oyj...................................................   337,093    3,283,267
    Asiakastieto Group Oyj...........................................       303        9,833
    Aspo Oyj.........................................................    50,840      465,048
    Atria Oyj........................................................   280,142    2,655,669
#   Cargotec Oyj, Class B............................................ 1,064,031   37,329,055
    Cramo Oyj........................................................   905,793    9,610,099
    Digia Oyj........................................................    58,059      248,116
    Finnair Oyj...................................................... 1,760,953   11,500,108
#   Fiskars Oyj Abp..................................................   129,805    1,740,286
    Glaston Oyj ABP..................................................    13,024       15,993
#*  HKScan Oyj, Class A..............................................   460,227      914,303
    Kemira Oyj....................................................... 2,884,212   46,853,153
    Kesko Oyj, Class A...............................................     3,508      216,142
    Kesko Oyj, Class B...............................................   778,256   51,853,676
    Konecranes Oyj................................................... 1,016,437   31,389,994
#   Metsa Board Oyj.................................................. 4,863,202   32,227,063
    Nokian Renkaat Oyj...............................................   872,925   24,947,444
    Oriola Oyj, Class A..............................................    12,660       28,957
    Oriola Oyj, Class B..............................................   361,307      831,113
#   Outokumpu Oyj.................................................... 6,966,550   19,794,762
    Pihlajalinna Oyj.................................................     4,033       47,961
    Raisio Oyj, Class V.............................................. 1,684,854    5,878,442
    Rapala VMC Oyj...................................................    20,345       62,873
    Sanoma Oyj.......................................................   991,523   10,374,121
    Teleste Oyj......................................................    42,681      277,203
#   Uponor Oyj.......................................................   148,195    1,938,551

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
FINLAND -- (Continued)
#   YIT Oyj..........................................................  2,875,862 $ 17,273,032
                                                                                 ------------
TOTAL FINLAND........................................................             316,280,150
                                                                                 ------------
FRANCE -- (4.2%)
    Actia Group......................................................    251,092    1,120,693
    AKWEL............................................................    137,054    2,721,650
    Albioma SA.......................................................    402,137   10,437,732
    Altamir..........................................................    343,540    6,380,903
#   Altran Technologies SA...........................................    995,361   15,825,224
    Assystem SA......................................................     59,400    2,206,109
    Axway Software SA................................................     28,393      339,061
    Beneteau SA......................................................     78,687      734,895
    Bigben Interactive...............................................    138,549    2,109,874
    Bonduelle SCA....................................................    273,570    7,110,146
    Burelle SA.......................................................      6,744    6,111,518
#   Casino Guichard Perrachon SA.....................................    875,911   47,285,698
*   CGG SA........................................................... 13,231,587   30,845,069
#   Chargeurs SA.....................................................     11,667      198,196
    Cie des Alpes....................................................    211,949    6,346,302
*   Coface SA........................................................  1,124,231   12,290,895
    Derichebourg SA..................................................  1,684,750    6,073,687
#   Elior Group SA...................................................    263,431    3,411,599
    Elis SA..........................................................  2,797,909   53,491,862
#   Eramet...........................................................    195,304    9,785,948
*   Esso SA Francaise................................................      5,013      122,532
#   Etablissements Maurel et Prom SA.................................    841,260    2,473,758
#   Europcar Mobility Group..........................................    407,579    1,496,841
#   Eutelsat Communications SA.......................................    291,487    5,529,484
    Exel Industries, Class A.........................................        958       41,789
    Faurecia SE......................................................     37,772    1,762,749
#   Fleury Michon SA.................................................     26,553      888,870
*   Fnac Darty S.A...................................................     85,963    4,975,960
    Gaumont SA.......................................................     15,261    2,146,224
    Gevelot SA.......................................................      3,747      811,181
    GL Events........................................................    251,377    6,594,511
    Groupe Crit......................................................     12,417      924,636
    Groupe Open......................................................     37,982      471,781
    Groupe SFPI......................................................    140,840      265,477
    Haulotte Group SA................................................     54,617      298,626
    HEXAOM...........................................................        607       22,826
    Iliad SA.........................................................     27,810    2,882,100
#   Imerys SA........................................................     38,369    1,482,143
    Immobiliere Hoteliere SA.........................................     27,700            0
    IPSOS............................................................    804,962   24,257,468
    Jacquet Metal Service SA.........................................    299,841    5,102,925
    Korian SA........................................................    991,269   42,036,689
*   Latecoere SACA...................................................    637,458    2,732,716
    Laurent-Perrier..................................................      1,053      104,452
    Le Belier........................................................      1,874       53,896
    LISI.............................................................    160,330    5,635,605
#   Maisons du Monde SA..............................................     72,014      996,563
    Manutan International............................................     32,413    2,246,688
    Mersen SA........................................................    355,225   11,564,941
*   Mr Bricolage SA..................................................     62,058      174,403
    Nexans SA........................................................    707,731   28,799,074
    Nexity SA........................................................    536,372   27,761,660
    NRJ Group........................................................     10,321       70,680
#*  OL Groupe SA.....................................................    102,090      354,228
#*  Pierre & Vacances SA.............................................     92,207    1,526,058

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
FRANCE -- (Continued)
#   Plastivaloire....................................................   152,735 $  1,033,299
    PSB Industries SA................................................    19,372      438,765
    Quadient.........................................................   792,414   16,970,545
#   Rallye SA........................................................    56,369      525,067
    Rexel SA......................................................... 7,556,241   93,678,528
    Rothschild & Co..................................................   271,911    7,647,275
    Samse SA.........................................................       990      192,216
    Savencia SA......................................................   133,933    8,893,463
    Seche Environnement SA...........................................    55,936    2,121,392
#*  Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....    47,827    2,893,777
    Television Francaise 1........................................... 1,432,494   12,021,167
    Total Gabon......................................................     8,803    1,277,121
    Vicat SA.........................................................   339,052   14,377,326
    VIEL & Cie SA....................................................    25,721      137,406
    Vilmorin & Cie SA................................................   116,220    6,355,915
    Vranken-Pommery Monopole SA......................................    58,403    1,413,933
                                                                                ------------
TOTAL FRANCE.........................................................            581,413,790
                                                                                ------------
GERMANY -- (5.7%)
#   1&1 Drillisch AG.................................................    13,213      353,881
    7C Solarparken AG................................................   102,748      396,619
    Aareal Bank AG................................................... 1,935,615   64,981,878
*   ADVA Optical Networking SE....................................... 1,245,783    8,790,591
#   Allgeier SE......................................................     8,157      215,252
#   Aurubis AG....................................................... 1,214,955   59,735,127
#   Bauer AG.........................................................   308,024    4,904,237
#   BayWa AG.........................................................   337,197    9,864,406
    Bertrandt AG.....................................................     6,267      313,016
    Bijou Brigitte AG................................................    39,972    2,033,702
#   Bilfinger SE.....................................................   266,507    8,896,131
    Borussia Dortmund GmbH & Co. KGaA................................ 1,214,615   11,487,456
    CENTROTEC Sustainable AG.........................................    52,891      929,330
    comdirect bank AG................................................    29,707      447,899
#   Corestate Capital Holding SA.....................................   181,869    6,782,168
    CropEnergies AG..................................................   515,570    4,021,270
    Deutsche Beteiligungs AG.........................................   209,645    8,512,360
    Deutsche Pfandbriefbank AG....................................... 3,034,108   41,465,074
    Deutz AG......................................................... 3,444,767   19,165,536
*   Dialog Semiconductor P.L.C....................................... 1,084,890   48,798,666
    DMG Mori AG......................................................   120,206    5,694,943
    Draegerwerk AG & Co. KGaA........................................    61,207    2,563,878
    Elmos Semiconductor AG...........................................   295,837    8,291,667
#*  ElringKlinger AG.................................................   389,813    2,881,700
    First Sensor AG..................................................    22,818      886,577
    FORTEC Elektronik AG.............................................     1,354       30,176
    Francotyp-Postalia Holding AG, Class A...........................    11,503       45,864
    Freenet AG.......................................................   774,853   17,207,739
    GEA Group AG.....................................................   153,905    4,700,542
    Gerresheimer AG..................................................     1,738      140,161
    Gesco AG.........................................................   108,939    2,299,332
#   GFT Technologies SE..............................................    49,428      434,799
#   Grammer AG.......................................................     6,115      215,997
*   H&R GmbH & Co. KGaA..............................................   229,575    1,401,624
#   Hapag-Lloyd AG...................................................    29,330    2,130,679
#*  Heidelberger Druckmaschinen AG................................... 4,978,947    6,461,320
    Hella GmbH & Co KGaA.............................................   552,450   26,873,282
    Highlight Communications AG......................................    11,679       53,802
    HolidayCheck Group AG............................................    67,608      184,579
    Hornbach Baumarkt AG.............................................   127,813    2,713,998

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
GERMANY -- (Continued)
    Hornbach Holding AG & Co. KGaA...................................    70,899 $  4,284,295
    Indus Holding AG.................................................   370,479   14,119,289
#   K+S AG........................................................... 5,143,450   73,036,915
    Kampa AG.........................................................    31,214            0
    KION Group AG....................................................   108,944    7,248,887
#   Kloeckner & Co. SE............................................... 2,667,779   15,378,356
#   Koenig & Bauer AG................................................    90,954    3,005,727
#   Krones AG........................................................    39,042    2,550,700
    KSB SE & Co. KGaA................................................     5,771    1,838,221
    KWS Saat SE & Co., KGaA..........................................    32,989    2,217,610
    Lanxess AG.......................................................   755,901   49,117,832
#   Leifheit AG......................................................    87,860    2,092,073
#*  Leoni AG.........................................................   714,733    8,466,496
#*  Manz AG..........................................................    12,722      272,147
    Mediclin AG......................................................   647,471    3,999,469
    METRO AG.........................................................   607,813    9,925,216
    MLP SE........................................................... 1,288,086    6,579,110
    Nexus AG.........................................................    84,716    2,999,165
#*  Nordex SE........................................................ 1,060,559   13,846,422
    Norma Group SE...................................................     5,046      185,239
#   OSRAM Licht AG................................................... 1,064,472   47,650,716
    Patrizia AG......................................................   206,407    4,240,947
    PNE AG........................................................... 1,265,729    5,616,155
    Progress-Werk Oberkirch AG.......................................     5,898      160,420
    QSC AG........................................................... 2,227,645    3,075,316
    Rheinmetall AG...................................................   163,426   19,710,253
    RHOEN-KLINIKUM AG................................................   581,330   11,973,804
    RIB Software SE..................................................   230,663    5,993,670
    SAF-Holland SA...................................................   627,987    4,433,780
    Salzgitter AG.................................................... 1,247,986   22,629,787
#*  SGL Carbon SE....................................................   162,408      754,841
#   Sixt Leasing SE..................................................   104,628    1,305,170
*   SMA Solar Technology AG..........................................    92,306    2,886,161
#*  SMT Scharf AG....................................................     5,372       55,400
    Softing AG.......................................................    12,954      112,065
    Software AG......................................................    91,272    2,903,453
    Suedzucker AG....................................................   607,720    8,745,582
#*  SUESS MicroTec SE................................................   385,011    4,254,699
    Surteco Group SE.................................................    97,895    2,147,855
    Takkt AG.........................................................   295,216    3,511,202
#*  Tele Columbus AG.................................................   617,388    1,453,176
*   va-Q-tec AG......................................................     1,440       16,574
#   VERBIO Vereinigte BioEnergie AG..................................   473,545    4,771,830
    Vossloh AG.......................................................    52,731    2,159,300
#   Wacker Chemie AG.................................................   156,850   12,287,845
#   Wacker Neuson SE.................................................   761,165   12,995,431
    Wuestenrot & Wuerttembergische AG................................   148,520    3,039,164
    Zeal Network SE..................................................    28,234      632,936
                                                                                ------------
TOTAL GERMANY........................................................            797,987,959
                                                                                ------------
GREECE -- (0.0%)
    Michaniki SA.....................................................   986,718            0
    Tropea Holding SA................................................     4,581        1,916
                                                                                ------------
TOTAL GREECE.........................................................                  1,916
                                                                                ------------
HONG KONG -- (2.5%)
    Aeon Credit Service Asia Co., Ltd................................   488,000      395,008
    Aeon Stores Hong Kong Co., Ltd...................................   306,000      128,185

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
HONG KONG -- (Continued)
    Allied Group, Ltd................................................   1,979,000 $10,120,815
    Allied Properties HK, Ltd........................................  37,878,372   7,434,949
*   Applied Development Holdings, Ltd................................   2,995,000      75,934
    Asia Financial Holdings, Ltd.....................................   4,718,106   2,513,325
    Asia Standard Hotel Group, Ltd...................................   5,534,077     201,059
#   Asia Standard International Group, Ltd...........................  12,009,503   1,958,299
    Associated International Hotels, Ltd.............................   1,467,000   3,745,730
    Bel Global Resources Holdings, Ltd...............................  16,756,000           0
#   BOCOM International Holdings Co., Ltd............................   2,965,000     479,814
    BOE Varitronix, Ltd..............................................   2,982,000     833,951
*   CCT Fortis Holdings, Ltd.........................................   3,622,000     231,056
    Century City International Holdings, Ltd.........................  27,139,300   1,970,892
    Chen Hsong Holdings..............................................   2,190,000     748,707
    Cheuk Nang Holdings, Ltd.........................................   4,875,204   2,372,082
    Chevalier International Holdings, Ltd............................   2,760,858   3,911,098
*   China Energy Development Holdings, Ltd...........................  12,872,000     311,299
    China Star Entertainment, Ltd....................................   3,400,000     363,494
#*  China Strategic Holdings, Ltd....................................  46,820,000     214,790
*   China Tonghai International Financial, Ltd.......................   1,190,000      68,188
    Chinese Estates Holdings, Ltd....................................   1,198,500     870,825
*   Chinlink International Holdings, Ltd.............................     720,000      81,609
    Chinney Investments, Ltd.........................................   1,260,000     378,224
    Chong Hing Bank, Ltd.............................................     474,000     815,505
    Chow Sang Sang Holdings International, Ltd.......................   2,374,000   2,770,323
    Chuang's China Investments, Ltd..................................  27,924,415   1,689,691
    Chuang's Consortium International, Ltd...........................  23,541,520   4,590,385
    CITIC Telecom International Holdings, Ltd........................   4,576,000   1,736,962
    CK Life Sciences Intl Holdings, Inc..............................   2,584,000     116,819
    CNQC International Holdings, Ltd.................................   7,012,500   1,056,184
    CNT Group, Ltd...................................................   1,526,000      75,840
#   Cowell e Holdings, Inc...........................................      93,000      14,533
    CSI Properties, Ltd.............................................. 123,915,476   4,421,293
*   CW Group Holdings, Ltd...........................................   1,696,500       9,375
    Dah Sing Banking Group, Ltd......................................   8,490,288  10,976,200
    Dah Sing Financial Holdings, Ltd.................................   3,790,556  14,104,928
    Dickson Concepts International, Ltd..............................   1,693,500     825,058
    Eagle Nice International Holdings, Ltd...........................   2,272,000     897,668
    EcoGreen International Group, Ltd................................   3,201,840     579,623
    Emperor Capital Group, Ltd.......................................  50,910,000   1,439,009
    Emperor Entertainment Hotel, Ltd.................................  11,255,000   2,295,262
    Emperor International Holdings, Ltd..............................  34,712,333   7,738,556
    Emperor Watch & Jewellery, Ltd...................................  79,480,000   1,720,779
    Ezcom Holdings, Ltd..............................................      67,280           0
    Far East Consortium International, Ltd...........................  29,386,760  12,430,765
    First Pacific Co., Ltd...........................................  25,956,000   9,929,803
*   First Shanghai Investments, Ltd..................................   2,368,000     112,929
    Fountain SET Holdings, Ltd.......................................  10,098,000   1,622,961
    Genting Hong Kong, Ltd...........................................      78,000       8,542
#   Get Nice Financial Group, Ltd....................................   4,933,324     490,050
    Get Nice Holdings, Ltd...........................................  93,838,999   2,810,997
#   Global Brands Group Holding, Ltd.................................   9,338,398     642,816
    Glorious Sun Enterprises, Ltd....................................   3,412,000     361,098
    Gold Peak Industries Holdings, Ltd...............................   7,973,907     793,617
    Golden Resources Development International, Ltd..................  12,377,000     930,047
*   Good Resources Holdings, Ltd.....................................     500,000       7,944
#*  Goodbaby International Holdings, Ltd.............................   7,302,000   1,062,968
    Great Eagle Holdings, Ltd........................................   3,317,591  11,210,291
*   G-Resources Group, Ltd...........................................  73,005,000     455,828
    Guangnan Holdings, Ltd...........................................   5,734,000     600,249

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
HONG KONG -- (Continued)
#   Guotai Junan International Holdings, Ltd.........................  6,100,000 $ 1,024,232
#   Haitong International Securities Group, Ltd...................... 47,566,789  13,791,944
    Hang Lung Group, Ltd.............................................    852,000   2,133,948
    Hanison Construction Holdings, Ltd...............................  7,394,724   1,056,748
    Harbour Centre Development, Ltd..................................  2,204,000   3,564,688
    HKR International, Ltd........................................... 20,044,557   8,329,063
    Hon Kwok Land Investment Co., Ltd................................  7,146,935   2,989,704
    Hong Kong Economic Times Holdings, Ltd...........................     64,000      11,633
    Hong Kong Ferry Holdings Co., Ltd................................  2,444,000   2,223,059
#*  Hong Kong Finance Investment Holding Group, Ltd..................  7,540,000     807,951
    Hongkong & Shanghai Hotels, Ltd. (The)...........................  8,132,561   9,157,539
    Hongkong Chinese, Ltd............................................ 20,663,100   2,370,209
#*  Hsin Chong Group Holdings, Ltd................................... 24,822,006   1,108,698
*   Huan Yue Interactive Holdings, Ltd...............................  1,405,000      91,448
    Hung Hing Printing Group, Ltd....................................  7,893,275   1,015,859
#   Hutchison Telecommunications Hong Kong Holdings, Ltd............. 20,144,000   3,643,920
*   IPE Group, Ltd................................................... 10,775,000   1,064,100
*   IRC, Ltd......................................................... 40,150,000     596,474
    IT, Ltd..........................................................    112,000      29,962
    Johnson Electric Holdings, Ltd...................................  1,611,423   2,942,607
    Kader Holdings Co., Ltd..........................................    256,000      28,658
#   Keck Seng Investments............................................  2,818,000   1,589,440
    Kerry Logistics Network, Ltd.....................................  2,465,500   3,933,812
    Kingmaker Footwear Holdings, Ltd.................................     76,000      10,358
    Kowloon Development Co., Ltd..................................... 10,117,277  12,746,434
    Kwoon Chung Bus Holdings, Ltd....................................    218,000      88,121
#   Lai Sun Development Co., Ltd.....................................  7,136,864   8,543,175
    Lai Sun Garment International, Ltd...............................  7,978,035   8,555,930
*   Landing International Development, Ltd...........................  1,539,600     174,480
    Landsea Green Group Co., Ltd.....................................    220,000      23,844
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................  2,955,500     836,710
*   Lerado Financial Group Co., Ltd..................................    658,400       2,000
    Li & Fung, Ltd...................................................  7,868,000     860,450
    Lippo China Resources, Ltd.......................................  5,018,000     112,579
    Lippo, Ltd.......................................................  4,619,500   1,538,081
#   Liu Chong Hing Investment, Ltd...................................  4,300,000   5,896,385
    Luks Group Vietnam Holdings Co., Ltd.............................  1,064,642     233,056
    Lung Kee Bermuda Holdings........................................    658,000     218,083
#*  Macau Legend Development, Ltd....................................  2,670,000     292,708
    Magnificent Hotel Investment, Ltd................................ 38,616,600     837,472
#   Mason Group Holdings, Ltd........................................ 17,100,400     172,194
*   Midland Holdings, Ltd............................................    893,969     138,824
    Ming Fai International Holdings, Ltd.............................  2,748,000     290,839
    Miramar Hotel & Investment.......................................  2,271,000   4,450,016
    Modern Dental Group, Ltd.........................................  2,149,000     473,663
#   Mongolian Mining Corp............................................  4,250,400     394,776
    Nanyang Holdings, Ltd............................................     98,850     658,733
    National Electronics Hldgs.......................................  4,869,648     730,653
*   Neo-Neon Holdings, Ltd...........................................    298,000      20,515
#*  NewOcean Energy Holdings, Ltd.................................... 17,888,000   2,897,002
    Oriental Press Group, Ltd........................................    118,000       9,040
    Oriental Watch Holdings..........................................  6,804,000   1,561,509
#   Oshidori International Holdings, Ltd.............................    627,000      75,828
    Pacific Andes International Holdings, Ltd........................ 88,958,890     311,063
    Pacific Basin Shipping, Ltd...................................... 92,380,000  21,389,407
    Paliburg Holdings, Ltd........................................... 11,071,041   3,668,408
    PC Partner Group, Ltd............................................  2,386,000     755,128
    Playmates Holdings, Ltd.......................................... 30,957,000   4,102,481

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- ------------
HONG KONG -- (Continued)
    Pokfulam Development Co., Ltd....................................     200,000 $    373,660
    Polytec Asset Holdings, Ltd......................................  19,035,917    2,353,987
#*  PT International Development Co., Ltd............................   3,532,000      189,242
    Public Financial Holdings, Ltd...................................   4,100,444    1,589,628
*   PYI Corp., Ltd...................................................  22,462,086      229,217
    Regal Hotels International Holdings, Ltd.........................   8,894,623    5,038,175
*   Regent Pacific Group, Ltd........................................   9,030,000      156,019
    Safety Godown Co., Ltd...........................................     140,000      226,809
*   Samson Holding, Ltd..............................................   1,356,000       74,300
    SAS Dragon Holdings, Ltd.........................................      42,000       13,225
#   SEA Holdings, Ltd................................................   2,329,368    2,385,601
#   Shangri-La Asia, Ltd.............................................   1,038,000    1,065,416
#   Shenwan Hongyuan HK, Ltd.........................................     815,000      120,246
    Shun Ho Property Investments, Ltd................................     271,173       83,328
    Shun Tak Holdings, Ltd...........................................  33,048,546   13,549,615
    Singamas Container Holdings, Ltd.................................  31,830,000    3,573,282
    Sitoy Group Holdings, Ltd........................................   4,521,000      730,406
    Soundwill Holdings, Ltd..........................................   1,561,000    1,919,737
*   South China Holdings Co., Ltd....................................  30,297,751      666,184
    Sun Hung Kai & Co., Ltd..........................................  10,936,688    4,727,376
#   TAI Cheung Holdings, Ltd.........................................   4,733,000    3,801,357
    Tan Chong International, Ltd.....................................   3,879,000    1,044,192
    Tao Heung Holdings, Ltd..........................................     747,000      121,862
    Television Broadcasts, Ltd.......................................      11,300       18,639
    Tern Properties Co., Ltd.........................................     146,000       76,856
#   Texwinca Holdings, Ltd...........................................   7,652,000    1,736,158
    Tian Teck Land, Ltd..............................................     638,000      594,483
    Transport International Holdings, Ltd............................     567,076    1,497,131
    Tsui Wah Holdings, Ltd...........................................     114,000        6,899
#   United Laboratories International Holdings, Ltd. (The)...........   5,218,000    2,995,796
    Upbest Group, Ltd................................................   4,920,000      620,475
    Vantage International Holdings, Ltd..............................   3,602,000      282,466
    Vedan International Holdings, Ltd................................   6,156,000      613,554
    Victory City International Holdings, Ltd.........................  12,311,234      564,379
#   VSTECS Holdings, Ltd.............................................   4,562,000    2,324,837
    Wai Kee Holdings, Ltd............................................     752,000      458,024
    Wang On Group, Ltd............................................... 115,560,000    1,236,984
    Win Hanverky Holdings, Ltd.......................................   2,240,000      157,091
#   Wing On Co. International, Ltd...................................   2,625,500    7,597,624
#   Wing Tai Properties, Ltd.........................................   2,608,749    1,629,063
    Wong's International Holdings, Ltd...............................      70,000       23,970
    Wong's Kong King International...................................     300,000       26,020
                                                                                  ------------
TOTAL HONG KONG......................................................              353,823,185
                                                                                  ------------
IRELAND -- (0.1%)
    Bank of Ireland Group P.L.C......................................     428,524    2,065,500
    C&C Group P.L.C..................................................   2,528,733   12,449,799
    FBD Holdings P.L.C...............................................     112,999    1,117,276
*   Permanent TSB Group Holdings P.L.C...............................      72,713       96,006
                                                                                  ------------
TOTAL IRELAND........................................................               15,728,581
                                                                                  ------------
ISRAEL -- (0.8%)
    Alrov Properties and Lodgings, Ltd...............................       3,917      170,044
#   Ashtrom Group, Ltd...............................................     148,271    1,668,198
    Ashtrom Properties, Ltd..........................................     171,121    1,137,310
*   Azorim-Investment Development & Construction Co., Ltd............     773,592    1,434,689
    Carasso Motors, Ltd..............................................     103,899      482,112
*   Cellcom Israel, Ltd..............................................     124,170      317,126

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
ISRAEL -- (Continued)
*   Clal Insurance Enterprises Holdings, Ltd.........................    260,836 $  4,023,528
    Dor Alon Energy in Israel 1988, Ltd..............................     17,523      357,108
#*  El Al Israel Airlines............................................  2,013,214      776,433
*   Elron Electronic Industries, Ltd.................................     19,296       26,869
*   Equital, Ltd.....................................................    392,872   11,387,355
*   First International Bank Of Israel, Ltd..........................    225,425    6,188,701
    Formula Systems 1985, Ltd........................................    102,845    6,852,000
    Harel Insurance Investments & Financial Services, Ltd............  2,517,041   20,129,735
    Israel Land Development - Urban Renewal, Ltd.....................     34,527      359,380
#   Isras Investment Co., Ltd........................................      3,905      856,544
    Kenon Holdings, Ltd..............................................     85,188    1,865,523
    Mediterranean Towers, Ltd........................................    154,966      443,360
*   Mehadrin, Ltd....................................................      2,046       79,088
    Meitav Dash Investments, Ltd.....................................    182,782      742,191
    Menora Mivtachim Holdings, Ltd...................................    479,664    7,693,215
    Migdal Insurance & Financial Holding, Ltd........................  2,611,699    2,710,916
    Municipal Bank, Ltd..............................................        149       32,013
*   Nawi Brothers, Ltd...............................................      4,209       26,770
    Neto ME Holdings, Ltd............................................        963       82,082
    Oil Refineries, Ltd.............................................. 25,980,627   13,339,083
    Paz Oil Co., Ltd.................................................     36,454    5,589,758
*   Perion Network, Ltd..............................................     37,999      203,285
#   Phoenix Holdings, Ltd. (The).....................................  1,376,509    8,396,449
    Shalag Industries, Ltd...........................................      6,554       20,370
    Shikun & Binui, Ltd..............................................    430,537    1,708,523
    Summit Real Estate Holdings, Ltd.................................    460,246    5,883,245
#*  Union Bank of Israel.............................................    485,299    2,355,977
#   YH Dimri Construction & Development, Ltd.........................     13,083      356,150
                                                                                 ------------
TOTAL ISRAEL.........................................................             107,695,130
                                                                                 ------------
ITALY -- (5.0%)
    A2A SpA..........................................................  3,348,309    6,721,653
    ACEA SpA.........................................................     51,037    1,015,733
#*  Aeffe SpA........................................................    170,382      291,086
    Anima Holding SpA................................................  4,548,375   19,744,803
*   Arnoldo Mondadori Editore SpA....................................  1,476,836    3,296,344
    Ascopiave SpA....................................................     34,407      143,094
    Autostrade Meridionali SpA.......................................      7,652      257,100
    Avio SpA.........................................................    173,370    2,367,918
    Banca IFIS SpA...................................................    177,381    3,009,325
    Banca Popolare di Sondrio SCPA................................... 10,682,163   21,363,325
    Banca Profilo SpA................................................  2,698,377      478,694
#   Banca Sistema SpA................................................    826,960    1,486,849
#*  Banco BPM SpA.................................................... 25,325,494   57,649,973
    Banco di Desio e della Brianza SpA...............................    435,527      986,702
#   BPER Banca....................................................... 14,354,646   64,219,630
#   Buzzi Unicem SpA.................................................  2,457,060   59,285,458
    Cairo Communication SpA..........................................  1,018,190    2,619,053
    Cementir Holding NV..............................................  1,886,581   12,689,846
    CIR-Compagnie Industriali Riunite SpA............................ 10,391,223   10,704,842
    Credito Emiliano SpA.............................................  1,487,928    8,605,694
#*  d'Amico International Shipping SA................................  8,360,198    1,227,447
    Danieli & C Officine Meccaniche SpA..............................    331,005    5,719,514
    DeA Capital SpA..................................................  2,289,259    3,491,011
#*  Elica SpA........................................................    101,725      272,318
    Emak SpA.........................................................  1,211,465    1,146,864
    ERG SpA..........................................................  1,030,313   21,808,318
    Esprinet SpA.....................................................    733,994    3,049,179
#*  Eurotech SpA.....................................................    769,876    7,547,648

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
ITALY -- (Continued)
*   Exprivia SpA.....................................................    181,688 $    164,397
    Falck Renewables SpA.............................................  4,103,098   18,288,275
#*  Fincantieri SpA..................................................  9,196,521    9,704,524
    FNM SpA..........................................................  3,885,321    2,550,821
#*  GEDI Gruppo Editoriale SpA.......................................  2,233,958      701,845
    Geox SpA.........................................................    298,049      415,483
*   Guala Closures SpA...............................................     84,834      615,094
    Hera SpA.........................................................    317,055    1,358,170
*   IMMSI SpA........................................................  4,737,322    2,992,150
*   Intek Group SpA..................................................  3,169,477    1,024,882
    Italmobiliare SpA................................................    212,613    5,687,642
    IVS Group SA.....................................................     26,868      291,483
#   La Doria SpA.....................................................    175,885    1,733,624
    Leonardo SpA.....................................................    396,611    4,607,671
    Massimo Zanetti Beverage Group SpA...............................    151,266      968,063
#*  Mediaset SpA.....................................................    126,248      377,578
    Openjobmetis SpA agenzia per il lavoro...........................      9,549       79,340
#*  OVS SpA..........................................................  4,336,045    8,652,379
#   Pirelli & C SpA..................................................    894,895    5,173,287
#   Prima Industrie SpA..............................................     17,428      257,263
#   Reno de Medici SpA...............................................  3,119,026    2,594,630
#   Retelit SpA......................................................  3,247,617    6,072,807
    Sabaf SpA........................................................     27,453      367,324
    SAES Getters SpA.................................................     14,119      398,346
#*  Saipem SpA....................................................... 13,961,308   63,370,901
#*  Salini Impregilo SpA.............................................  4,117,418    8,383,025
    Saras SpA........................................................    637,661    1,224,573
    Servizi Italia SpA...............................................     48,626      148,111
    Societa Cattolica di Assicurazioni SC............................  4,984,565   43,481,426
    Societa Iniziative Autostradali e Servizi SpA....................    419,306    7,250,997
#*  Sogefi SpA.......................................................    468,779      733,629
#   Unione di Banche Italiane SpA.................................... 25,232,083   76,863,720
    Unipol Gruppo SpA................................................ 12,113,158   67,604,301
#   UnipolSai Assicurazioni SpA......................................  9,845,052   27,477,119
                                                                                 ------------
TOTAL ITALY..........................................................             692,814,301
                                                                                 ------------
JAPAN -- (25.3%)
    77 Bank, Ltd. (The)..............................................    837,200   13,189,394
    A&A Material Corp................................................      4,100       42,653
    Achilles Corp....................................................    324,200    5,267,118
    ADEKA Corp.......................................................  1,366,700   19,558,921
    Ahresty Corp.....................................................    628,800    3,193,264
    Aichi Corp.......................................................    331,100    2,115,402
    Aichi Steel Corp.................................................    283,700    9,233,190
#   Aichi Tokei Denki Co., Ltd.......................................     24,300      920,781
    Aida Engineering, Ltd............................................    377,400    3,212,439
    Ainavo Holdings Co., Ltd.........................................     29,900      262,287
    Aiphone Co., Ltd.................................................    135,400    2,337,355
    Airport Facilities Co., Ltd......................................    600,100    3,084,066
    Airtech Japan, Ltd...............................................     16,400      101,501
    Aisan Industry Co., Ltd..........................................  1,000,830    8,274,645
    Akatsuki Corp....................................................     12,800       39,869
    Akita Bank, Ltd. (The)...........................................    230,600    4,705,138
    Albis Co., Ltd...................................................     42,900      892,051
#   Alconix Corp.....................................................    372,799    4,710,655
#   Alinco, Inc......................................................    181,600    2,047,221
    Alpen Co., Ltd...................................................    555,700    8,834,023
    Alpha Corp.......................................................    143,900    1,733,853
    Alps Logistics Co., Ltd..........................................    164,100    1,139,238

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#   Anabuki Kosan, Inc...............................................     8,000 $   210,659
    AOI Electronics Co., Ltd.........................................    21,500     471,159
#   AOI TYO Holdings, Inc............................................   242,200   1,441,056
    AOKI Holdings, Inc...............................................   746,522   7,595,040
#   Aomori Bank, Ltd. (The)..........................................   402,200  10,757,064
    Aoyama Trading Co., Ltd..........................................   930,299  16,368,226
    Arakawa Chemical Industries, Ltd.................................   430,600   6,308,392
    Arata Corp.......................................................    49,200   1,844,476
    Araya Industrial Co., Ltd........................................    98,700   1,463,772
    Arcland Sakamoto Co., Ltd........................................   537,900   6,345,183
    Arcs Co., Ltd....................................................   172,400   3,459,530
    Arealink Co., Ltd................................................    96,300   1,039,869
#   Arisawa Manufacturing Co., Ltd...................................   771,382   7,696,324
    Artnature, Inc...................................................   179,500   1,192,352
    Asahi Broadcasting Group Holdings Corp...........................   187,600   1,286,773
    Asahi Diamond Industrial Co., Ltd................................ 1,056,100   6,570,199
#   Asahi Kogyosha Co., Ltd..........................................   100,224   3,034,604
    Asahi Printing Co., Ltd..........................................    11,900     115,567
    Asahi Yukizai Corp...............................................   368,200   5,194,878
    Asanuma Corp.....................................................   125,700   4,728,971
#   Ashimori Industry Co., Ltd.......................................   133,599   1,841,955
    Asia Pile Holdings Corp..........................................   577,400   3,121,569
    ASKA Pharmaceutical Co., Ltd.....................................   368,400   4,334,903
#   Asti Corp........................................................    65,100   1,086,825
    Awa Bank, Ltd. (The).............................................   752,520  17,920,940
    Bando Chemical Industries, Ltd...................................   463,100   3,930,743
    Bank of Iwate, Ltd. (The)........................................   198,200   5,166,013
#   Bank of Kochi, Ltd. (The)........................................   106,499     816,114
#   Bank of Nagoya, Ltd. (The).......................................    32,970     973,479
    Bank of Okinawa, Ltd. (The)......................................   344,640  11,768,468
    Bank of Saga, Ltd. (The).........................................    15,899     236,311
    Bank of the Ryukyus, Ltd.........................................   949,300  10,326,438
#   Bank of Toyama, Ltd. (The).......................................    11,100     272,869
    Belluna Co., Ltd.................................................   822,324   5,375,956
    Bull-Dog Sauce Co., Ltd..........................................    10,400     106,940
    Bunka Shutter Co., Ltd...........................................   608,000   5,277,451
    CAC Holdings Corp................................................    22,900     292,234
    Canon Electronics, Inc...........................................   124,300   2,327,112
    Carlit Holdings Co., Ltd.........................................   407,200   2,360,294
    Cawachi, Ltd.....................................................   550,500  11,230,161
    Central Glass Co., Ltd...........................................   977,200  23,553,943
    Chiba Kogyo Bank, Ltd. (The)..................................... 1,171,600   3,423,990
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........    30,600     401,369
    Chino Corp.......................................................    63,300     841,542
    Chiyoda Integre Co., Ltd.........................................   146,500   3,283,748
    Chori Co., Ltd...................................................    75,600   1,324,212
    Chubu Shiryo Co., Ltd............................................   404,100   4,716,153
    Chudenko Corp....................................................    84,960   1,958,602
    Chuetsu Pulp & Paper Co., Ltd....................................   160,400   2,461,486
#   Chugai Ro Co., Ltd...............................................    49,700     769,846
    Chugoku Bank, Ltd. (The).........................................   328,600   3,211,037
    Chugoku Marine Paints, Ltd.......................................   381,000   3,683,649
    Chukyo Bank, Ltd. (The)..........................................   202,700   4,110,329
    Chuo Gyorui Co., Ltd.............................................    61,100   1,526,893
    Chuo Spring Co., Ltd.............................................    92,700   2,506,769
#   Chuo Warehouse Co., Ltd..........................................    21,900     252,283
    CI Takiron Corp.................................................. 1,124,000   6,770,088
    Citizen Watch Co., Ltd........................................... 4,155,500  22,092,940
    CKD Corp.........................................................    55,600     780,569

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    CK-San-Etsu Co., Ltd.............................................       900 $    24,442
    Cleanup Corp.....................................................   623,200   3,336,963
#   CMK Corp......................................................... 1,145,900   6,942,117
    Comany, Inc......................................................    14,500     181,246
    Corona Corp......................................................   262,900   2,817,907
#   Cosel Co., Ltd...................................................     3,500      38,409
    Cosmo Energy Holdings Co., Ltd...................................   393,900   8,423,306
    Cosmos Initia Co., Ltd...........................................   111,100     780,767
    Create Medic Co., Ltd............................................    23,400     228,317
    CTI Engineering Co., Ltd.........................................   346,100   5,826,563
#   Dai Nippon Toryo Co., Ltd........................................   121,700   1,232,878
    Dai-Dan Co., Ltd.................................................   273,200   6,328,759
#   Daido Kogyo Co., Ltd.............................................   177,689   1,440,934
    Daido Metal Co., Ltd.............................................   570,100   3,616,449
    Daido Steel Co., Ltd.............................................   237,500  10,364,028
#   Daidoh, Ltd......................................................   258,300     678,837
    Daihatsu Diesel Manufacturing Co., Ltd...........................   296,500   1,685,624
    Daihen Corp......................................................    11,200     351,008
    Daiho Corp.......................................................   345,300   9,755,647
    Daiichi Jitsugyo Co., Ltd........................................   155,400   5,016,158
    Daiichi Kensetsu Corp............................................    14,000     222,321
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................   182,900   1,430,156
#   Dai-ichi Seiko Co., Ltd..........................................   276,700   6,863,100
    Daiken Corp......................................................    19,700     354,782
    Daiki Aluminium Industry Co., Ltd................................   697,300   4,658,061
    Daikoku Denki Co., Ltd...........................................   190,600   2,699,702
    Daikyonishikawa Corp.............................................    97,700     750,588
    Dainichi Co., Ltd................................................   254,300   1,622,696
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........   226,000   6,801,177
    Daishi Hokuetsu Financial Group, Inc.............................   889,243  22,535,235
#   Daishinku Corp...................................................   187,200   1,870,105
    Daisue Construction Co., Ltd.....................................   122,300   1,105,362
    Daito Bank, Ltd. (The)...........................................   375,500   2,070,128
    Daitron Co., Ltd.................................................    44,000     595,494
    Daiwa Industries, Ltd............................................   227,400   2,551,019
#   DCM Holdings Co., Ltd............................................ 2,676,500  26,495,189
    Denki Kogyo Co., Ltd.............................................    30,000     922,054
    Denyo Co., Ltd...................................................   306,500   5,377,254
    Dexerials Corp...................................................   203,800   1,799,024
    DKS Co., Ltd.....................................................    68,000   2,207,259
#   DMW Corp.........................................................    49,100     973,128
    Dowa Holdings Co., Ltd...........................................   187,200   6,462,925
    DSB Co., Ltd.....................................................   132,200     721,204
    Duskin Co., Ltd..................................................   150,400   3,996,401
    DyDo Group Holdings, Inc.........................................    75,200   3,134,913
    Dynic Corp.......................................................    42,200     304,363
    Eagle Industry Co., Ltd..........................................   197,400   1,982,414
    Ebara Foods Industry, Inc........................................     5,400     108,219
    Ebara Jitsugyo Co., Ltd..........................................    10,400     207,359
#   EDION Corp....................................................... 2,462,200  24,469,673
    Ehime Bank, Ltd. (The)...........................................   673,399   7,117,995
    Eizo Corp........................................................   111,300   4,139,400
    Elematec Corp....................................................   192,500   1,851,734
    Endo Lighting Corp...............................................   220,600   1,390,122
    Enomoto Co., Ltd.................................................    16,700     180,681
    Eslead Corp......................................................   219,000   4,106,559
#   ESTELLE Holdings Co., Ltd........................................     9,000      54,181
    Excel Co., Ltd...................................................    62,300     720,640
    Exedy Corp.......................................................   472,900  11,138,996

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
#   FALCO HOLDINGS Co., Ltd..........................................    64,800 $ 1,012,095
    FCC Co., Ltd.....................................................    27,000     558,639
    Feed One Co., Ltd................................................    23,900      37,423
#   Fenwal Controls of Japan, Ltd....................................    16,100     206,276
    Ferrotec Holdings Corp...........................................   460,500   4,567,243
    FIDEA Holdings Co., Ltd.......................................... 3,703,200   4,469,574
    Fields Corp......................................................    39,000     195,440
#   First Bank of Toyama, Ltd. (The).................................   216,000     667,002
    First Juken Co., Ltd.............................................   136,100   1,683,833
#   FJ Next Co., Ltd.................................................   391,200   4,064,727
    Foster Electric Co., Ltd.........................................   502,200   8,978,480
    F-Tech, Inc......................................................   366,000   2,595,140
    Fudo Tetra Corp..................................................    82,500   1,155,748
    Fuji Co., Ltd....................................................    79,700   1,434,016
#   Fuji Corp........................................................   270,000   4,483,417
    Fuji Corp., Ltd..................................................   482,100   3,189,954
    Fuji Die Co., Ltd................................................     6,100      37,359
    Fuji Oil Co., Ltd................................................   794,600   1,882,676
    Fujibo Holdings, Inc.............................................    10,600     332,993
    Fujikura Composites, Inc.........................................   556,300   2,286,075
    Fujikura Kasei Co., Ltd..........................................   489,700   2,549,612
    Fujikura, Ltd.................................................... 5,359,400  24,867,972
    Fujimori Kogyo Co., Ltd..........................................    16,000     565,698
    Fujisash Co., Ltd................................................ 1,126,600     890,759
#   Fujishoji Co., Ltd...............................................   143,800   1,262,238
    Fujitsu Frontech, Ltd............................................   370,100   3,276,445
    FuKoKu Co., Ltd..................................................   224,800   1,508,053
    Fukuda Corp......................................................   120,800   5,216,031
    Fukui Bank, Ltd. (The)...........................................   114,100   1,621,745
    Fukuyama Transporting Co., Ltd...................................   187,200   6,714,778
#   Furukawa Battery Co., Ltd. (The).................................    57,800     357,502
    Furukawa Co., Ltd................................................   585,100   8,381,674
    Furukawa Electric Co., Ltd.......................................   203,200   5,679,709
    Furuno Electric Co., Ltd.........................................   690,600   7,138,165
    Furusato Industries, Ltd.........................................   175,800   2,675,867
    Fuso Pharmaceutical Industries, Ltd..............................    51,900   1,055,452
    Futaba Industrial Co., Ltd.......................................   730,200   5,162,714
    Fuyo General Lease Co., Ltd......................................   276,600  18,028,413
    Gecoss Corp......................................................   358,100   3,124,499
    Geo Holdings Corp................................................   485,100   6,045,329
    Geostr Corp......................................................     8,800      33,835
#   GL Sciences, Inc.................................................    41,100     562,604
    Glosel Co., Ltd..................................................    91,500     373,461
    Godo Steel, Ltd..................................................   411,200   8,886,654
    Goldcrest Co., Ltd...............................................   430,930   8,901,683
    Grandy House Corp................................................   337,400   1,537,194
    GSI Creos Corp...................................................   181,207   1,871,672
    G-Tekt Corp......................................................   448,700   7,735,722
    Gun-Ei Chemical Industry Co., Ltd................................   120,100   2,804,623
    Gunma Bank, Ltd. (The)........................................... 1,017,696   3,424,693
    Gunze, Ltd.......................................................   318,700  13,867,125
    H2O Retailing Corp............................................... 1,387,639  15,737,948
#   Hachijuni Bank, Ltd. (The).......................................   237,000   1,019,492
    Hagiwara Electric Holdings Co., Ltd..............................   127,600   3,417,130
    Hakudo Co., Ltd..................................................     4,400      55,918
    Hakuto Co., Ltd..................................................   383,300   4,579,758
    Hanwa Co., Ltd...................................................   653,900  19,050,395
    Happinet Corp....................................................   171,300   2,161,234
    Hard Off Corp. Co., Ltd..........................................    72,700     528,800

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Harima Chemicals Group, Inc......................................   408,600 $ 4,555,708
#   Haruyama Holdings, Inc...........................................   261,200   1,998,711
#   Hashimoto Sogyo Holdings Co., Ltd................................     8,590     135,740
#   Heian Ceremony Service Co., Ltd..................................     1,200       9,647
    Heiwa Real Estate Co., Ltd.......................................   878,100  21,178,833
    Heiwado Co., Ltd.................................................   433,424   8,029,687
    Hibiya Engineering, Ltd..........................................   160,100   2,890,303
#   HI-LEX Corp......................................................    94,700   1,480,593
#   Hirakawa Hewtech Corp............................................    74,600     816,706
    Hiroshima Bank, Ltd. (The).......................................   976,600   4,978,069
#   Hiroshima Electric Railway Co., Ltd..............................     5,000      52,393
    Hisaka Works, Ltd................................................   109,800     947,747
    Hitachi Zosen Corp............................................... 3,392,619  11,463,958
    Hodogaya Chemical Co., Ltd.......................................   128,299   4,832,159
#   Hokkaido Coca-Cola Bottling Co., Ltd.............................    89,199   3,177,695
    Hokkan Holdings, Ltd.............................................   209,500   3,378,073
    Hokko Chemical Industry Co., Ltd.................................   549,400   3,038,972
    Hokkoku Bank, Ltd. (The).........................................   637,416  17,914,292
    Hokuetsu Corp.................................................... 3,989,474  20,317,581
    Hokuhoku Financial Group, Inc.................................... 2,062,400  20,174,067
    Hokuriku Electric Industry Co., Ltd..............................    53,500     573,623
    Hokuriku Electrical Construction Co., Ltd........................   154,900   1,409,580
    H-One Co., Ltd...................................................   566,600   3,827,296
    Honshu Chemical Industry Co., Ltd................................    19,300     220,415
#   Hoosiers Holdings................................................   571,200   3,561,408
#   Hosiden Corp..................................................... 1,147,500  12,054,635
    Hosokawa Micron Corp.............................................     2,600      94,536
    Howa Machinery, Ltd..............................................   197,500   1,356,281
    Hyakugo Bank, Ltd. (The)......................................... 1,843,855   5,935,023
    Hyakujushi Bank, Ltd. (The)......................................   473,700   9,844,347
    Ibiden Co., Ltd..................................................    51,500   1,189,173
#   Ichikawa Co., Ltd................................................    23,400     344,160
    Ichiken Co., Ltd.................................................    62,400     991,234
    Ichinen Holdings Co., Ltd........................................    64,000     776,207
    Iino Kaiun Kaisha, Ltd........................................... 1,483,800   4,982,548
    IJTT Co., Ltd....................................................   452,660   2,246,257
    Ikegami Tsushinki Co., Ltd.......................................    53,200     560,051
    Imagica Group, Inc...............................................   102,400     534,466
    Imasen Electric Industrial.......................................   465,399   4,027,833
    Inaba Seisakusho Co., Ltd........................................   115,000   1,555,894
    Inabata & Co., Ltd............................................... 1,276,800  16,715,758
    Ines Corp........................................................   833,100   9,373,038
#   Innotech Corp....................................................   412,000   3,599,941
    Intellex Co., Ltd................................................    26,900     187,178
    I-O Data Device, Inc.............................................   234,100   1,983,790
#   Ise Chemicals Corp...............................................    12,500     374,438
    Iseki & Co., Ltd.................................................   385,900   5,869,129
#   Ishihara Chemical Co., Ltd.......................................    14,400     233,042
    Ishihara Sangyo Kaisha, Ltd......................................   758,000   7,825,520
    Ishizuka Glass Co., Ltd..........................................    58,999   1,173,490
    Itochu Enex Co., Ltd.............................................   788,100   6,585,341
    Itochu-Shokuhin Co., Ltd.........................................    66,100   3,190,628
    Itoki Corp....................................................... 1,051,247   4,814,139
    IwaiCosmo Holdings, Inc..........................................   404,700   4,382,452
    Iwaki & Co., Ltd.................................................   846,900   3,574,439
    Iwasaki Electric Co., Ltd........................................   211,200   2,751,034
    Iwatsu Electric Co., Ltd.........................................   151,300   1,129,032
    Iyo Bank, Ltd. (The).............................................    99,200     524,148
    Jaccs Co., Ltd...................................................   465,900  10,515,814

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Jafco Co., Ltd...................................................   642,900 $24,148,526
    Janome Sewing Machine Co., Ltd...................................   432,400   1,652,198
    Japan Asia Group, Ltd............................................   522,300   1,763,046
#*  Japan Display, Inc............................................... 4,332,599   2,531,402
    Japan Electronic Materials Corp..................................    24,700     163,289
#   Japan Foundation Engineering Co., Ltd............................   359,100   1,318,780
#   Japan Oil Transportation Co., Ltd................................    52,621   1,370,579
    Japan Pulp & Paper Co., Ltd......................................   212,700   8,186,968
    Japan Transcity Corp............................................. 1,001,200   5,139,907
#   Japan Wool Textile Co., Ltd. (The)...............................   953,700   9,375,347
    Jimoto Holdings, Inc............................................. 1,889,200   1,809,370
#   JK Holdings Co., Ltd.............................................   228,600   1,211,484
    JMS Co., Ltd.....................................................   393,443   2,450,216
    Joban Kosan Co., Ltd.............................................    20,300     329,019
    J-Oil Mills, Inc.................................................   256,200  10,772,844
    Joshin Denki Co., Ltd............................................    81,000   1,624,159
    JSP Corp.........................................................    54,200   1,004,630
    Juki Corp........................................................   214,199   1,932,072
    Juroku Bank, Ltd. (The)..........................................   300,700   6,881,333
    JVCKenwood Corp.................................................. 3,053,630   8,900,452
    K&O Energy Group, Inc............................................   314,200   4,730,312
#*  Kadokawa Dwango..................................................   701,217  10,023,240
    Kaga Electronics Co., Ltd........................................   422,100   8,181,876
    Kamei Corp.......................................................   767,600   8,763,593
    Kanaden Corp.....................................................   440,300   5,395,065
    Kanagawa Chuo Kotsu Co., Ltd.....................................    15,300     551,286
#   Kanamoto Co., Ltd................................................    19,300     515,968
    Kandenko Co., Ltd................................................   919,900   8,697,988
    Kanefusa Corp....................................................     4,100      29,589
    Kaneko Seeds Co., Ltd............................................    13,500     189,740
    Kanematsu Corp...................................................   727,000   8,856,919
    Kansai Mirai Financial Group, Inc................................   729,188   4,744,075
    Kasai Kogyo Co., Ltd.............................................   350,900   2,840,035
    Katakura & Co-op Agri Corp.......................................    27,900     313,972
    Katakura Industries Co., Ltd.....................................   203,200   2,618,929
    Kato Works Co., Ltd..............................................   288,273   5,452,607
    KAWADA TECHNOLOGIES, Inc.........................................   119,800   7,896,392
#   Kawagishi Bridge Works Co., Ltd..................................    17,299     382,671
#*  Kawasaki Kisen Kaisha, Ltd.......................................   329,999   4,910,361
#   Kawasumi Laboratories, Inc.......................................   360,520   2,910,543
#   Keihin Co., Ltd..................................................    43,200     517,402
    Keihin Corp...................................................... 1,142,400  27,157,854
    Keiyo Bank, Ltd. (The)........................................... 2,233,800  14,009,026
    KEL Corp.........................................................    33,700     260,488
    KFC, Ltd.........................................................       700      12,634
    Kimoto Co., Ltd..................................................    64,900     101,646
    Kimura Chemical Plants Co., Ltd..................................    10,100      41,988
#   Kimura Unity Co., Ltd............................................    42,900     438,788
    King Co., Ltd....................................................    72,800     387,826
#*  Kinki Sharyo Co., Ltd. (The).....................................    31,700     464,576
    Kintetsu World Express, Inc......................................   106,000   1,714,264
    Kissei Pharmaceutical Co., Ltd...................................   206,400   5,317,361
    Kitagawa Corp....................................................   198,500   3,830,289
    Kita-Nippon Bank, Ltd. (The).....................................   172,900   3,049,210
    Kitano Construction Corp.........................................   108,927   2,853,065
    Kitz Corp........................................................   136,500     930,239
    Kiyo Bank, Ltd. (The)............................................ 1,364,300  21,050,029
#   Koa Corp.........................................................   149,889   1,883,575
    Koatsu Gas Kogyo Co., Ltd........................................   194,800   1,541,762

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Kobe Steel, Ltd.................................................. 1,152,400 $ 6,195,904
    Kohnan Shoji Co., Ltd............................................   885,100  20,554,155
#   Kohsoku Corp.....................................................    22,900     273,586
    Kojima Co., Ltd..................................................   605,800   2,386,553
    Kokuyo Co., Ltd..................................................   168,611   2,474,266
#   KOMAIHALTEC, Inc.................................................    71,900   1,155,853
    Komatsu Matere Co., Ltd..........................................   406,900   3,157,974
    Komatsu Wall Industry Co., Ltd...................................   166,900   3,484,269
    Komehyo Co., Ltd.................................................   164,400   1,666,279
    Komeri Co., Ltd..................................................   675,200  14,469,737
    Konaka Co., Ltd..................................................   272,103   1,059,060
    Konishi Co., Ltd.................................................   117,300   1,655,756
    Konoike Transport Co., Ltd.......................................   270,800   4,127,598
*   Kosaido Co., Ltd.................................................   170,200   1,139,494
    Krosaki Harima Corp..............................................     5,700     305,415
#   KRS Corp.........................................................   131,400   2,332,969
    KU Holdings Co., Ltd.............................................   269,100   2,177,555
    Kunimine Industries Co., Ltd.....................................    18,400     174,252
    Kurabo Industries, Ltd...........................................   615,800  14,099,628
    Kureha Corp......................................................   231,800  14,815,210
    Kurimoto, Ltd....................................................   251,100   4,081,160
    Kuriyama Holdings Corp...........................................    27,500     210,210
    KVK Corp.........................................................     2,500      33,376
    Kyodo Printing Co., Ltd..........................................   211,100   5,349,054
    Kyoei Steel, Ltd.................................................   670,300  12,206,586
    Kyokuto Boeki Kaisha, Ltd........................................    62,300   1,139,804
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................   904,850  12,126,743
    KYORIN Holdings, Inc.............................................   199,200   3,489,185
    Kyoritsu Printing Co., Ltd.......................................   457,600     683,145
    Kyosan Electric Manufacturing Co., Ltd...........................   919,600   4,314,642
    Kyowa Electronic Instruments Co., Ltd............................   408,400   1,637,490
#   Kyowa Leather Cloth Co., Ltd.....................................   380,300   2,779,454
    Kyushu Financial Group, Inc...................................... 1,555,395   6,278,161
#   Kyushu Leasing Service Co., Ltd..................................    39,400     221,662
#*  Leopalace21 Corp................................................. 3,003,300   8,194,422
    Lintec Corp......................................................    52,700   1,106,848
    Lonseal Corp.....................................................    11,400     175,350
    Look Holdings, Inc...............................................   218,699   2,278,999
    Macnica Fuji Electronics Holdings, Inc...........................   831,550  14,095,414
    Maeda Corp.......................................................   887,900   8,240,439
    Maeda Road Construction Co., Ltd.................................    31,790     683,909
    Maezawa Industries, Inc..........................................    76,300     272,012
    Maezawa Kasei Industries Co., Ltd................................   197,000   2,157,774
    Maezawa Kyuso Industries Co., Ltd................................   166,100   3,289,020
    Makino Milling Machine Co., Ltd..................................   470,300  23,382,917
    Mars Group Holdings Corp.........................................    12,400     229,395
    Marubun Corp.....................................................   523,400   2,978,140
    Marudai Food Co., Ltd............................................   646,100  13,917,846
    Marufuji Sheet Piling Co., Ltd...................................     1,800      36,970
    Maruka Corp......................................................    64,300   1,406,245
#   Maruyama Manufacturing Co., Inc..................................    44,300     518,297
    Maruzen CHI Holdings Co., Ltd....................................    85,600     298,187
    Maruzen Showa Unyu Co., Ltd......................................   304,500   8,558,131
    Matsuda Sangyo Co., Ltd..........................................   211,600   3,179,910
#   Matsui Construction Co., Ltd.....................................   439,800   3,435,360
#   Maxell Holdings, Ltd.............................................   972,900  13,427,763
    Maxvalu Tokai Co., Ltd...........................................   125,900   2,574,579
    Meidensha Corp...................................................    68,300   1,310,377
    Meiji Electric Industries Co., Ltd...............................    28,600     394,157

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Meiji Shipping Co., Ltd..........................................    16,100 $    51,615
    Meisei Industrial Co., Ltd.......................................   544,700   4,328,579
#   Meiwa Corp.......................................................   455,800   2,438,030
    Meiwa Estate Co., Ltd............................................   357,500   1,906,428
#   Michinoku Bank, Ltd. (The).......................................   161,800   2,579,896
    Mikuni Corp......................................................   597,000   1,988,781
    Mimasu Semiconductor Industry Co., Ltd...........................   323,000   6,309,095
    Ministop Co., Ltd................................................    55,600     747,946
    Miraial Co., Ltd.................................................   127,000   1,728,675
    Mirait Holdings Corp.............................................   153,850   2,470,370
    Misawa Homes Co., Ltd............................................   554,900   5,951,303
    Mitani Corp......................................................    29,400   1,477,061
    Mitani Sangyo Co., Ltd...........................................   114,400     351,742
    Mitsuba Corp.....................................................   449,199   2,834,669
    Mitsubishi Kakoki Kaisha, Ltd....................................    60,300   1,083,029
    Mitsubishi Paper Mills, Ltd......................................   571,900   2,604,075
    Mitsubishi Shokuhin Co., Ltd.....................................    20,900     529,960
    Mitsubishi Steel Manufacturing Co., Ltd..........................   407,200   4,338,099
    Mitsuboshi Belting, Ltd..........................................     7,400     139,238
    Mitsui High-Tec, Inc.............................................   392,800   6,754,399
    Mitsui Matsushima Holdings Co., Ltd..............................   293,600   3,500,916
    Mitsui Mining & Smelting Co., Ltd................................   834,100  23,311,127
    Mitsui Sugar Co., Ltd............................................   100,700   2,189,629
    Mitsui-Soko Holdings Co., Ltd....................................   443,100   7,184,716
    Mitsumura Printing Co., Ltd......................................     2,000      33,997
    Mitsuuroko Group Holdings Co., Ltd...............................   762,400   8,211,074
    Miyaji Engineering Group, Inc....................................   133,400   2,543,957
    Miyazaki Bank, Ltd. (The)........................................   389,026   9,955,587
    Miyoshi Oil & Fat Co., Ltd.......................................   132,000   1,521,540
    Mizuho Leasing Co., Ltd..........................................   369,000  10,392,989
    Mizuno Corp......................................................   324,579   8,489,511
    Monex Group, Inc.................................................   154,900     378,397
    Money Partners Group Co., Ltd....................................     5,900      14,066
#   MORESCO Corp.....................................................    19,400     240,158
    Morito Co., Ltd..................................................   224,600   1,667,165
    Mory Industries, Inc.............................................   144,900   3,086,208
#   MrMax Holdings, Ltd..............................................   509,500   2,259,811
    Mugen Estate Co., Ltd............................................   155,600     967,249
    Murakami Corp....................................................    50,800   1,187,985
    Musashi Seimitsu Industry Co., Ltd...............................    18,000     250,046
    Musashino Bank, Ltd. (The).......................................   502,500   8,760,707
#   Nadex Co., Ltd...................................................    41,100     346,080
    Nafco Co., Ltd...................................................    64,500     773,089
#   Nagano Bank, Ltd. (The)..........................................   151,899   2,292,845
#   Nagano Keiki Co., Ltd............................................   114,100     784,426
    Nagase & Co., Ltd................................................ 1,229,700  18,594,342
    Nakabayashi Co., Ltd.............................................   572,200   2,864,614
    Nakakita Seisakusho Co., Ltd.....................................       400      10,259
    Nakanishi Manufacturing Co., Ltd.................................     5,300      49,664
#   Nakano Corp......................................................   316,300   1,449,428
    Nakayama Steel Works, Ltd........................................   437,100   1,869,322
    Nakayo, Inc......................................................    21,200     329,328
    Nanto Bank, Ltd. (The)...........................................   396,899  10,064,374
    Narasaki Sangyo Co., Ltd.........................................    34,600     611,732
    NEC Capital Solutions, Ltd.......................................   238,300   5,049,774
    Neturen Co., Ltd.................................................   824,900   7,263,508
#*  New Japan Chemical Co., Ltd......................................    79,200     147,659
    NHK Spring Co., Ltd..............................................   185,300   1,513,753
    Nicca Chemical Co., Ltd..........................................    39,700     326,657

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
JAPAN -- (Continued)
#   Nichia Steel Works, Ltd..........................................    514,199 $ 1,586,984
    Nichicon Corp....................................................    972,100   9,566,030
    Nichiden Corp....................................................    113,600   2,142,367
    Nichi-iko Pharmaceutical Co., Ltd................................     30,400     356,197
#   Nichimo Co., Ltd.................................................     56,800     993,511
    Nichireki Co., Ltd...............................................    723,100   8,582,814
    Nichirin Co., Ltd................................................     65,660   1,042,705
    Nihon Denkei Co., Ltd............................................     41,500     495,165
    Nihon Kagaku Sangyo Co., Ltd.....................................     61,400     618,246
    Nihon Nohyaku Co., Ltd...........................................    660,500   3,470,423
    Nihon Plast Co., Ltd.............................................    343,400   2,363,777
    Nihon Tokushu Toryo Co., Ltd.....................................    159,400   1,743,485
    Nihon Yamamura Glass Co., Ltd....................................    170,400   2,037,255
    Nikko Co., Ltd...................................................    667,500   4,094,739
    Nikkon Holdings Co., Ltd.........................................    536,200  13,033,833
    Nippi, Inc.......................................................     16,400     593,217
    Nippon Beet Sugar Manufacturing Co., Ltd.........................    282,900   5,545,958
    Nippon Carbide Industries Co., Inc...............................    168,000   2,265,462
#   Nippon Chemical Industrial Co., Ltd..............................    242,500   7,135,661
    Nippon Chemi-Con Corp............................................    327,400   5,411,696
    Nippon Chemiphar Co., Ltd........................................      6,200     181,089
    Nippon Coke & Engineering Co., Ltd...............................  3,590,000   2,877,257
    Nippon Concrete Industries Co., Ltd..............................  1,144,400   3,292,661
#   Nippon Denko Co., Ltd............................................  1,208,925   2,095,340
    Nippon Densetsu Kogyo Co., Ltd...................................    282,200   6,108,697
    Nippon Dry-Chemical Co., Ltd.....................................      3,200      38,863
#   Nippon Felt Co., Ltd.............................................    126,200     581,638
#   Nippon Filcon Co., Ltd...........................................    178,500     871,545
#   Nippon Fine Chemical Co., Ltd....................................    264,000   3,078,338
    Nippon Flour Mills Co., Ltd......................................    381,200   6,121,848
    Nippon Hume Corp.................................................    641,000   4,837,872
#   Nippon Kinzoku Co., Ltd..........................................    166,500   1,338,907
    Nippon Koei Co., Ltd.............................................    339,900  10,515,327
    Nippon Koshuha Steel Co., Ltd....................................    161,700     676,600
    Nippon Light Metal Holdings Co., Ltd............................. 10,586,300  20,590,763
    Nippon Paper Industries Co., Ltd.................................    594,300  10,244,306
    Nippon Pillar Packing Co., Ltd...................................    415,900   5,602,662
#   Nippon Piston Ring Co., Ltd......................................    208,200   2,640,038
    Nippon Rietec Co., Ltd...........................................     50,700     589,481
    Nippon Road Co., Ltd. (The)......................................    218,200  13,332,396
    Nippon Seiki Co., Ltd............................................    465,300   7,194,189
    Nippon Seisen Co., Ltd...........................................     67,900   1,730,941
    Nippon Sheet Glass Co., Ltd......................................  1,272,899   7,975,122
    Nippon Signal Co., Ltd...........................................    979,000  11,281,590
    Nippon Soda Co., Ltd.............................................    527,300  14,044,889
    Nippon Steel Trading Corp........................................    345,880  14,481,230
    Nippon Thompson Co., Ltd.........................................  1,570,300   7,012,402
    Nippon Tungsten Co., Ltd.........................................      3,900      73,721
#   Nippon Yakin Kogyo Co., Ltd......................................    299,950   6,584,321
    Nishikawa Rubber Co., Ltd........................................     21,100     340,049
    Nishimatsu Construction Co., Ltd.................................  1,135,415  23,640,337
    Nishi-Nippon Financial Holdings, Inc.............................  1,618,400  11,992,702
    Nishio Rent All Co., Ltd.........................................      3,700      99,401
    Nissan Shatai Co., Ltd...........................................    530,200   4,886,031
    Nissan Tokyo Sales Holdings Co., Ltd.............................    507,400   1,413,642
    Nissei Corp......................................................      2,400      27,436
    Nissei Plastic Industrial Co., Ltd...............................    324,800   3,353,026
    Nissha Co., Ltd..................................................    291,600   3,036,923
    Nisshin Fudosan Co...............................................    984,900   4,590,416

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Nisshin Oillio Group, Ltd. (The).................................   796,900 $27,904,817
    Nisshinbo Holdings, Inc.......................................... 3,025,488  25,189,521
    Nissin Corp......................................................   290,000   4,590,165
    Nissin Kogyo Co., Ltd............................................   740,100  15,156,484
    Nissin Sugar Co., Ltd............................................   315,900   5,837,062
    Nissui Pharmaceutical Co., Ltd...................................   127,000   1,570,067
#   Nitta Gelatin, Inc...............................................   178,200   1,165,972
    Nittan Valve Co., Ltd............................................   284,600     734,141
    Nittetsu Mining Co., Ltd.........................................   153,899   6,455,499
    Nitto Fuji Flour Milling Co., Ltd................................    33,200   1,944,187
    Nitto Kogyo Corp.................................................   162,700   3,418,359
    Nitto Kohki Co., Ltd.............................................    14,700     317,077
    Nitto Seiko Co., Ltd.............................................   517,800   2,911,363
    Nittobest Corp...................................................       100         790
    NJS Co., Ltd.....................................................    33,900     524,597
    Noda Corp........................................................    77,500     562,269
    Noritake Co., Ltd................................................   193,300   8,880,510
    Noritsu Koki Co., Ltd............................................    95,000   1,370,823
    Noritz Corp......................................................   421,900   5,215,489
    North Pacific Bank, Ltd.......................................... 6,112,600  13,143,478
    Nozawa Corp......................................................    36,300     228,469
    NS United Kaiun Kaisha, Ltd......................................   339,400   7,685,641
    NTN Corp......................................................... 6,139,500  19,035,839
    Odelic Co., Ltd..................................................    28,500   1,047,893
    Ogaki Kyoritsu Bank, Ltd. (The)..................................   505,000  12,180,587
#   Ohara, Inc.......................................................    14,900     204,862
    Ohashi Technica, Inc.............................................   161,600   2,236,347
    Ohki Healthcare Holdings Co., Ltd................................     1,200      11,106
    Ohmoto Gumi Co., Ltd.............................................       300      13,471
    OIE Sangyo Co., Ltd..............................................     1,200      14,516
    Oita Bank, Ltd. (The)............................................   283,500   7,835,913
    Okabe Co., Ltd...................................................   350,200   2,965,039
    Okasan Securities Group, Inc..................................... 1,603,300   5,661,563
#   OKK Corp.........................................................   117,600     807,703
    Okumura Corp.....................................................   132,400   3,750,304
    Okura Industrial Co., Ltd........................................   246,500   4,536,332
    Okuwa Co., Ltd...................................................   413,200   5,195,884
#   Olympic Group Corp...............................................   252,500   1,428,816
    ONO Sokki Co., Ltd...............................................    64,200     307,700
    Onoken Co., Ltd..................................................   412,400   5,407,843
    Onward Holdings Co., Ltd......................................... 2,778,700  16,064,098
    Organo Corp......................................................   127,800   6,987,670
    Origin Co., Ltd..................................................   122,300   1,700,503
    Osaka Organic Chemical Industry, Ltd.............................   282,200   3,146,348
    Osaka Steel Co., Ltd.............................................   536,400   7,340,369
    Osaki Electric Co., Ltd..........................................   916,500   6,345,701
#   OUG Holdings, Inc................................................    18,200     479,616
    Pacific Industrial Co., Ltd......................................   846,100  11,545,245
    Parco Co., Ltd...................................................   299,900   3,614,064
    Parker Corp......................................................    31,800     142,810
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   369,300   1,846,758
    Piolax, Inc......................................................   423,800   8,288,283
    Plant Co., Ltd...................................................     5,800      38,610
    Press Kogyo Co., Ltd............................................. 2,699,500  11,449,867
    PS Mitsubishi Construction Co., Ltd..............................   289,300   2,069,745
    Punch Industry Co., Ltd..........................................   258,100   1,284,476
#   Rasa Corp........................................................   124,400     993,723
#   Rasa Industries, Ltd.............................................   137,400   1,878,432
    Rengo Co., Ltd...................................................   149,500   1,084,030

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Restar Holdings Corp.............................................    77,700 $ 1,320,378
    Retail Partners Co., Ltd.........................................    94,300     777,010
    Rhythm Watch Co., Ltd............................................   245,600   2,301,890
#   Riberesute Corp..................................................    12,200      98,590
    Ricoh Leasing Co., Ltd...........................................   434,300  14,635,260
#   Right On Co., Ltd................................................   130,500     686,557
    Riken Corp.......................................................   183,800   6,819,541
    Riken Keiki Co., Ltd.............................................    20,100     394,732
    Riken Technos Corp............................................... 1,080,500   5,115,446
    Rix Corp.........................................................    13,500     197,489
    Ryobi, Ltd.......................................................   673,200  12,529,716
    Ryoden Corp......................................................   396,600   6,003,478
    Ryosan Co., Ltd..................................................   149,200   3,873,619
#   S LINE Co., Ltd..................................................    18,800     168,850
    Sakai Chemical Industry Co., Ltd.................................   499,800  12,470,130
    Sakai Heavy Industries, Ltd......................................    94,400   2,725,065
    Sakai Ovex Co., Ltd..............................................   151,400   2,610,212
    Sakata INX Corp..................................................    63,100     713,224
#   Sala Corp........................................................   536,500   3,218,487
    San Holdings, Inc................................................   183,400   1,910,399
    San ju San Financial Group, Inc..................................   241,419   3,740,981
    San-Ai Oil Co., Ltd.............................................. 1,145,800  11,995,661
*   Sanden Holdings Corp.............................................   691,700   4,504,493
    Sanei Architecture Planning Co., Ltd.............................     6,200      88,614
    San-In Godo Bank, Ltd. (The)..................................... 3,396,900  19,925,012
    Sanken Electric Co., Ltd.........................................    56,500   1,326,263
    Sanki Engineering Co., Ltd....................................... 1,224,700  14,916,457
    Sanko Gosei, Ltd.................................................    21,000      82,703
    Sanko Metal Industrial Co., Ltd..................................    49,300   1,196,109
    Sankyo Seiko Co., Ltd............................................   663,600   3,459,793
    Sankyo Tateyama, Inc.............................................   603,000   6,569,374
#   Sanoh Industrial Co., Ltd........................................   755,000   9,444,720
#   Sansei Technologies, Inc.........................................    14,300     122,386
#   Sansha Electric Manufacturing Co., Ltd...........................   205,500   1,459,065
    Sanshin Electronics Co., Ltd.....................................     1,800      25,683
    Sanyo Chemical Industries, Ltd...................................   195,400   9,322,786
    Sanyo Denki Co., Ltd.............................................   108,900   5,084,107
#   Sanyo Engineering & Construction, Inc............................    40,500     274,537
#   Sanyo Housing Nagoya Co., Ltd....................................   114,200   1,006,109
    Sanyo Industries, Ltd............................................    60,600   1,122,328
#   Sanyo Special Steel Co., Ltd.....................................   631,400   7,996,540
    Sata Construction Co., Ltd.......................................    75,700     304,643
#   Sato Shoji Corp..................................................   242,900   2,043,052
#   Sawada Holdings Co., Ltd.........................................   118,100   1,006,399
    Saxa Holdings, Inc...............................................   168,999   2,894,478
    Scroll Corp......................................................   796,300   2,494,783
#   Seibu Electric & Machinery Co., Ltd..............................     5,500      51,019
    Seika Corp.......................................................   177,600   2,254,340
    Seikitokyu Kogyo Co., Ltd........................................   630,670   4,521,862
    Seiko Holdings Corp..............................................   495,500  12,167,486
    Sekisui Jushi Corp...............................................   316,400   6,478,950
    Sekisui Plastics Co., Ltd........................................   767,300   5,656,147
#   Senshu Electric Co., Ltd.........................................   139,800   3,664,051
    Senshu Ikeda Holdings, Inc....................................... 5,053,300   9,062,956
    Shibaura Mechatronics Corp.......................................    63,099   2,098,927
    Shibusawa Warehouse Co., Ltd. (The)..............................   131,900   2,562,794
#   Shiga Bank, Ltd. (The)...........................................   545,000  13,133,954
    Shikibo, Ltd.....................................................   333,300   2,886,335
    Shikoku Bank, Ltd. (The).........................................   672,800   6,412,822

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Shimachu Co., Ltd................................................ 1,136,800 $30,837,169
#   Shimane Bank, Ltd. (The).........................................    19,300     124,163
    Shimizu Bank, Ltd. (The).........................................    35,600     642,610
    Shin Nippon Air Technologies Co., Ltd............................   252,220   5,011,135
    Shinagawa Refractories Co., Ltd..................................   155,900   4,193,474
    Shindengen Electric Manufacturing Co., Ltd.......................   152,800   5,192,972
    Shin-Etsu Polymer Co., Ltd.......................................   580,700   4,975,839
    Shinko Electric Industries Co., Ltd.............................. 1,842,700  17,983,648
    Shinko Shoji Co., Ltd............................................   373,700   3,203,538
    Shinmaywa Industries, Ltd........................................   497,500   6,128,731
    Shinnihon Corp...................................................   305,400   2,398,981
    Shinobu Foods Products Co., Ltd..................................     1,900      11,940
    Shinoken Group Co., Ltd..........................................    19,700     202,764
    Shinsho Corp.....................................................   118,899   2,815,271
    Shizuki Electric Co., Inc........................................     5,600      30,753
    Shizuoka Gas Co., Ltd............................................   928,700   8,028,930
    Shofu, Inc.......................................................    61,500     969,063
    Showa Corp.......................................................    12,300     257,004
    Sigma Koki Co., Ltd..............................................    33,700     412,258
    Sinanen Holdings Co., Ltd........................................   202,700   3,696,263
    Sinfonia Technology Co., Ltd.....................................    16,800     206,352
    Sintokogio, Ltd..................................................   890,062   8,585,966
    SKY Perfect JSAT Holdings, Inc................................... 2,695,800  11,133,647
    SMK Corp.........................................................   100,399   2,896,408
#   SNT Corp......................................................... 1,191,500   4,759,451
    Soda Nikka Co., Ltd..............................................   231,700   1,441,161
    Sodick Co., Ltd..................................................   915,400   7,917,167
    Soft99 Corp......................................................    83,700     775,247
    Soken Chemical & Engineering Co., Ltd............................    47,000     534,991
#   Soshin Electric Co., Ltd.........................................     4,200      18,076
    Space Value Holdings Co., Ltd....................................   353,400   1,692,674
    SPK Corp.........................................................    42,918   1,122,089
    Starzen Co., Ltd.................................................    67,900   2,862,078
    Subaru Enterprise Co., Ltd.......................................    28,600   1,915,252
    Sugimoto & Co., Ltd..............................................   161,000   3,020,281
#   Suminoe Textile Co., Ltd.........................................   174,900   4,827,000
    Sumitomo Densetsu Co., Ltd.......................................   138,700   2,896,413
    Sumitomo Osaka Cement Co., Ltd...................................   259,199  11,314,545
*   Sumitomo Precision Products Co., Ltd.............................    93,916   3,071,843
    Sumitomo Riko Co., Ltd...........................................   906,100   7,884,204
    Sumitomo Seika Chemicals Co., Ltd................................    61,600   1,960,821
    Sumitomo Warehouse Co., Ltd. (The)............................... 1,344,000  18,214,606
#   Suncall Corp.....................................................   227,000   1,019,383
    Sun-Wa Technos Corp..............................................   316,100   3,089,760
#   Suzuki Co., Ltd..................................................   164,400   1,192,842
    SWCC Showa Holdings Co., Ltd.....................................   273,700   2,375,899
    T Hasegawa Co., Ltd..............................................    97,100   1,809,627
    T RAD Co., Ltd...................................................   195,400   3,815,963
    T&K Toka Co., Ltd................................................   232,300   2,226,224
    Tachibana Eletech Co., Ltd.......................................   382,420   6,400,514
    Tachikawa Corp...................................................   233,100   3,056,959
    Tachi-S Co., Ltd.................................................   698,400   9,275,821
#   Tadano, Ltd......................................................    69,300     628,152
    Taihei Dengyo Kaisha, Ltd........................................   376,800   8,890,251
    Taiheiyo Kouhatsu, Inc...........................................   217,700   1,676,605
    Taiho Kogyo Co., Ltd.............................................   506,600   4,052,081
#   Taiko Bank, Ltd. (The)...........................................    37,100     597,179
    Taisei Oncho Co., Ltd............................................     1,600      28,522
    Takachiho Koheki Co., Ltd........................................    67,200     706,786

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Takamatsu Construction Group Co., Ltd............................     1,200 $    28,876
    Takano Co., Ltd..................................................   249,700   1,868,258
    Takaoka Toko Co., Ltd............................................   241,244   2,737,216
    Takara Standard Co., Ltd.........................................   570,852  10,011,741
    Takasago International Corp......................................   171,000   4,291,461
    Takashima & Co., Ltd.............................................    44,000     708,727
    Takashimaya Co., Ltd.............................................    77,000     893,817
    Take And Give Needs Co., Ltd.....................................   272,950   3,169,033
#   TAKEBISHI Corp...................................................    37,600     497,859
    Takeei Corp......................................................   417,000   4,842,117
    Takigami Steel Construction Co., Ltd. (The)......................       500      22,821
    Takisawa Machine Tool Co., Ltd...................................   121,700   1,513,658
    Tamura Corp......................................................    97,970     561,088
    Tanabe Engineering Corp..........................................    31,300     223,989
    Tatsuta Electric Wire and Cable Co., Ltd.........................   645,300   3,538,670
    Tayca Corp.......................................................    59,700   1,177,688
#   Tbk Co., Ltd.....................................................   680,800   2,848,898
#   TECHNO ASSOCIE Co., Ltd..........................................   174,700   1,551,988
#   Techno Ryowa, Ltd................................................   225,570   1,659,678
    Techno Smart Corp................................................     2,700      27,325
    Teikoku Tsushin Kogyo Co., Ltd...................................   169,100   1,886,787
    Tekken Corp......................................................   181,000   4,852,710
    Tenma Corp.......................................................   456,500   8,344,103
    Tenryu Saw Manufacturing Co., Ltd................................     2,000      58,673
    Teraoka Seisakusho Co., Ltd......................................    86,800     401,159
    Terasaki Electric Co., Ltd.......................................    13,100     112,640
#   Tigers Polymer Corp..............................................   316,200   1,839,070
    Toa Corp.........................................................   165,900   1,906,339
    Toa Corp.........................................................   323,500   4,352,161
    Toa Oil Co., Ltd.................................................   137,000   3,143,021
    TOA ROAD Corp....................................................   124,100   4,107,321
    Toabo Corp.......................................................    79,300     406,404
    Toagosei Co., Ltd................................................ 1,787,000  19,806,696
    Tobishima Corp...................................................   169,600   2,274,382
    TOC Co., Ltd.....................................................    81,800     594,109
    Toda Corp........................................................   280,100   1,749,657
#   Toda Kogyo Corp..................................................    86,998   1,803,585
    Toenec Corp......................................................   231,300   7,545,458
#   Togami Electric Manufacturing Co., Ltd...........................    13,000     212,854
    Toho Acetylene Co., Ltd..........................................    19,200     244,898
    Toho Bank, Ltd. (The)............................................ 4,903,700  12,003,645
#   Toho Co., Ltd....................................................    11,300     182,279
    Toho Holdings Co., Ltd...........................................    90,700   2,300,371
    Toho Zinc Co., Ltd...............................................    59,600   1,209,435
#   Tohoku Bank, Ltd. (The)..........................................   183,799   1,700,291
    Tohoku Steel Co., Ltd............................................    14,100     186,531
#   Tohto Suisan Co., Ltd............................................    75,700   1,847,955
    Tokai Lease Co., Ltd.............................................    61,799     941,780
    Tokai Rika Co., Ltd..............................................   925,300  17,858,546
    Tokai Tokyo Financial Holdings, Inc.............................. 1,335,300   3,481,856
    Tokushu Tokai Paper Co., Ltd.....................................   196,122   7,374,077
    Tokyo Dome Corp..................................................   820,600   7,237,435
    Tokyo Electron Device, Ltd.......................................   211,000   4,036,432
    Tokyo Energy & Systems, Inc......................................   728,700   6,795,012
    Tokyo Keiki, Inc.................................................   338,776   2,981,720
    Tokyo Printing Ink Manufacturing Co., Ltd........................     3,600      80,234
#   Tokyo Radiator Manufacturing Co., Ltd............................    41,700     370,435
    Tokyo Rope Manufacturing Co., Ltd................................   174,600   1,850,018
    Tokyo Sangyo Co., Ltd............................................   576,200   3,003,572

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Tokyo Tekko Co., Ltd.............................................   138,500 $ 2,026,047
    Tokyu Construction Co., Ltd......................................     9,100      72,076
    Tokyu Recreation Co., Ltd........................................    25,166   1,173,524
    Toli Corp........................................................ 1,236,900   3,338,215
    Tomato Bank, Ltd.................................................   165,300   1,630,623
    Tomen Devices Corp...............................................    28,200     690,152
#   Tomoe Corp.......................................................   916,200   3,560,162
#   Tomoe Engineering Co., Ltd.......................................   122,700   2,670,600
    Tomoku Co., Ltd..................................................   307,900   4,933,963
    TOMONY Holdings, Inc............................................. 3,401,200  11,842,339
    Tonami Holdings Co., Ltd.........................................   163,300   7,536,010
    Toppan Forms Co., Ltd............................................   908,800   9,084,217
    Topre Corp.......................................................   124,800   2,165,612
    Topy Industries, Ltd.............................................   537,400  10,985,795
    Torex Semiconductor, Ltd.........................................     9,400     125,767
    Torigoe Co., Ltd. (The)..........................................    92,700     799,428
    Torii Pharmaceutical Co., Ltd....................................    57,100   1,523,723
    Torishima Pump Manufacturing Co., Ltd............................    20,300     193,304
    Tosei Corp.......................................................   343,100   4,327,785
    Toshiba Machine Co., Ltd.........................................   178,900   4,003,302
    Tottori Bank, Ltd. (The).........................................    64,999     853,108
    Towa Bank, Ltd. (The)............................................   698,400   5,930,056
    Towa Corp........................................................   300,108   2,951,327
    Toyo Construction Co., Ltd....................................... 1,578,900   7,418,929
    Toyo Corp........................................................   250,300   2,578,716
    Toyo Denki Seizo K.K.............................................   161,250   2,331,489
    Toyo Ink SC Holdings Co., Ltd....................................   753,700  18,369,243
    Toyo Kanetsu K.K.................................................    13,000     244,057
#   Toyo Logistics Co., Ltd..........................................    90,600     271,532
    Toyo Machinery & Metal Co., Ltd..................................   285,100   1,535,919
    Toyo Tanso Co., Ltd..............................................   273,800   6,469,213
    Toyo Wharf & Warehouse Co., Ltd..................................   114,899   1,508,508
    Toyobo Co., Ltd.................................................. 1,415,700  19,136,061
    TPR Co., Ltd.....................................................   136,100   2,436,470
    Trinity Industrial Corp..........................................    12,100      85,841
    TS Tech Co., Ltd.................................................    33,900   1,085,731
    TSI Holdings Co., Ltd............................................ 1,952,420  10,197,431
    Tsubakimoto Chain Co.............................................   411,700  14,066,096
#   Tsubakimoto Kogyo Co., Ltd.......................................    32,000   1,313,506
#   Tsudakoma Corp...................................................    80,100     924,401
    Tsukada Global Holdings, Inc.....................................   329,100   1,848,732
    Tsukishima Kikai Co., Ltd........................................   372,100   5,731,612
    Tsukuba Bank, Ltd................................................ 1,337,867   2,665,307
    Tsurumi Manufacturing Co., Ltd...................................   250,300   4,934,232
    Tsutsumi Jewelry Co., Ltd........................................    12,900     234,423
    TV Asahi Holdings Corp...........................................   319,100   4,984,001
    Tv Tokyo Holdings Corp...........................................   304,800   6,344,822
#   TYK Corp.........................................................   681,600   2,007,366
    UACJ Corp........................................................   980,499  17,960,835
    Uchida Yoko Co., Ltd.............................................   244,100   9,592,206
    Uchiyama Holdings Co., Ltd.......................................     9,300      45,008
#   Ueki Corp........................................................    18,700     454,774
    UMC Electronics Co., Ltd.........................................     8,000      35,274
    Uniden Holdings Corp.............................................   125,099   2,269,833
    UNIMAT Retirement Community Co., Ltd.............................     5,400      78,381
    Unipres Corp.....................................................   868,000  14,196,734
#   United Super Markets Holdings, Inc...............................   413,200   3,716,625
    Ushio, Inc....................................................... 1,633,700  24,415,379
    Utoc Corp........................................................   162,200     837,399

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
JAPAN -- (Continued)
    Valor Holdings Co., Ltd..........................................    35,700 $      609,124
#   Vital KSK Holdings, Inc..........................................   511,215      5,219,750
    Wacoal Holdings Corp.............................................   141,600      3,722,863
    Wakachiku Construction Co., Ltd..................................   228,500      3,472,357
    Wakita & Co., Ltd................................................   959,900      9,702,670
    Warabeya Nichiyo Holdings Co., Ltd...............................   294,100      5,177,523
    Wood One Co., Ltd................................................   122,100      1,294,298
    Xebio Holdings Co., Ltd..........................................   709,700      7,953,203
#   YAC Holdings Co., Ltd............................................   226,600      1,754,338
    Yachiyo Industry Co., Ltd........................................   129,800        782,611
    Yagi & Co., Ltd..................................................     1,100         16,280
    Yahagi Construction Co., Ltd.....................................   198,400      1,407,761
#   Yaizu Suisankagaku Industry Co., Ltd.............................   100,700        960,772
    YAMABIKO Corp....................................................   312,196      3,544,090
    Yamagata Bank, Ltd. (The)........................................   390,300      5,507,357
    Yamaguchi Financial Group, Inc...................................   189,500      1,329,589
    Yamanashi Chuo Bank, Ltd. (The)..................................   345,700      3,449,907
    Yamatane Corp....................................................   280,299      3,664,863
#   Yamato Corp......................................................   369,200      2,500,611
    Yamato International, Inc........................................    80,600        289,883
    Yamato Kogyo Co., Ltd............................................    17,200        446,197
    Yamaya Corp......................................................    60,100      1,169,049
    Yamazawa Co., Ltd................................................    16,000        244,899
    Yasuda Logistics Corp............................................   307,400      2,754,154
    Yellow Hat, Ltd..................................................   448,200      7,296,892
    Yodogawa Steel Works, Ltd........................................   504,800      9,531,620
    Yokogawa Bridge Holdings Corp....................................   296,200      5,422,528
    Yokohama Reito Co., Ltd.......................................... 1,279,200     12,689,429
#   Yondenko Corp....................................................    86,750      2,220,296
    Yorozu Corp......................................................   555,000      7,092,825
#   Yotai Refractories Co., Ltd......................................   346,800      2,334,351
#   Yuasa Funashoku Co., Ltd.........................................    62,499      2,119,750
#   Yuken Kogyo Co., Ltd.............................................    50,000        794,840
    Yurtec Corp...................................................... 1,264,800      7,820,664
    Yushiro Chemical Industry Co., Ltd...............................   188,100      2,478,804
    Yutaka Giken Co., Ltd............................................    12,800        220,885
    Zaoh Co., Ltd....................................................    28,700        392,550
    Zenitaka Corp. (The).............................................    51,200      2,015,552
                                                                                --------------
TOTAL JAPAN..........................................................            3,530,465,860
                                                                                --------------
NETHERLANDS -- (2.8%)
    Accell Group NV..................................................    73,252      1,819,595
    APERAM SA........................................................ 1,534,555     39,318,376
#   Arcadis NV....................................................... 1,232,431     24,365,210
    ASM International NV.............................................   348,529     35,139,307
    ASR Nederland NV................................................. 2,205,160     80,838,064
#   Boskalis Westminster............................................. 1,883,227     41,451,821
*   Heijmans NV......................................................   501,634      4,062,123
    Hunter Douglas NV................................................    10,803        692,024
    Kendrion NV......................................................     9,236        196,219
    Koninklijke BAM Groep NV......................................... 7,718,510     19,596,090
*   Lucas Bols NV....................................................    14,697        233,475
#   Ordina NV........................................................ 3,279,389      6,700,287
#   SBM Offshore NV.................................................. 5,015,641     86,497,252
    Signify NV....................................................... 1,753,859     51,388,165
#   SNS NV........................................................... 4,044,025              0
                                                                                --------------
TOTAL NETHERLANDS....................................................              392,298,008
                                                                                --------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
NEW ZEALAND -- (0.4%)
    Abano Healthcare Group, Ltd......................................     17,705 $     52,907
    Air New Zealand, Ltd.............................................  4,012,779    7,264,551
#   Arvida Group, Ltd................................................    784,317      758,911
    Chorus, Ltd......................................................  6,274,222   21,333,200
    Colonial Motor Co., Ltd. (The)...................................    242,636    1,399,172
    Comvita, Ltd.....................................................     16,071       30,944
    Heartland Group Holdings, Ltd....................................  2,543,154    2,670,791
    Kathmandu Holdings, Ltd..........................................  1,240,792    2,495,464
    Metlifecare, Ltd.................................................    895,102    2,765,290
*   Metro Performance Glass, Ltd.....................................    136,038       28,819
    Millennium & Copthorne Hotels New Zealand, Ltd...................    838,561    1,386,883
    NEW Zealand King Salmon Investments, Ltd.........................     51,784       75,833
    New Zealand Refining Co., Ltd. (The).............................  2,554,104    3,354,175
    NZME, Ltd........................................................     44,231       11,035
#   NZME, Ltd........................................................  1,169,418      298,609
#   Oceania Healthcare, Ltd..........................................    217,993      143,942
    PGG Wrightson, Ltd...............................................    235,126      370,594
    Richina Pacific Ltd..............................................    832,183            0
    Sanford, Ltd.....................................................  1,015,626    4,622,938
    Summerset Group Holdings, Ltd....................................    598,030    2,520,333
*   TOWER, Ltd.......................................................    345,873      150,850
    Turners Automotive Group, Ltd....................................     54,540       88,447
    Warehouse Group, Ltd. (The)......................................    711,738    1,214,195
                                                                                 ------------
TOTAL NEW ZEALAND....................................................              53,037,883
                                                                                 ------------
NORWAY -- (1.0%)
*   Akastor ASA......................................................  1,534,277    1,739,832
*   Aker Solutions ASA...............................................    532,515    1,229,504
    American Shipping Co. ASA........................................    794,845    3,102,010
*   Archer, Ltd......................................................  2,506,383      948,518
    Austevoll Seafood ASA............................................    317,280    3,203,918
*   Avance Gas Holding, Ltd..........................................  1,415,204    6,464,698
#*  Axactor SE.......................................................  1,365,339    2,645,654
#   B2Holding ASA....................................................  1,388,745    1,229,825
    Bonheur ASA......................................................    528,285   10,436,285
    BW LPG, Ltd......................................................  2,307,617   16,161,131
*   BW Offshore, Ltd.................................................  3,388,782   25,882,089
*   DOF ASA..........................................................  2,335,390      351,742
*   FLEX LNG, Ltd....................................................    178,286    1,653,248
*   Frontline, Ltd...................................................  1,217,969   12,812,713
#   Hoegh LNG Holdings, Ltd..........................................    282,577    1,092,036
#*  Kongsberg Automotive ASA......................................... 10,038,370    5,229,346
#   Kvaerner ASA.....................................................  4,608,584    5,849,063
#   Ocean Yield ASA..................................................  1,055,820    5,903,892
#*  Odfjell Drilling, Ltd............................................  2,244,142    6,509,344
*   Odfjell SE, Class A..............................................    295,711      930,015
*   Otello Corp. ASA.................................................     97,753      164,171
#*  PGS ASA..........................................................  7,821,062   13,236,972
    Sbanken ASA......................................................    249,640    1,773,632
    Selvaag Bolig ASA................................................    371,219    2,047,939
    Stolt-Nielsen, Ltd...............................................    594,347    7,319,446
    Treasure ASA.....................................................     42,641       63,197
#   Wallenius Wilhelmsen ASA.........................................    173,031      377,443
    Wilh Wilhelmsen Holding ASA, Class A.............................    242,616    3,770,027
#*  XXL ASA..........................................................  1,106,742    2,268,623
                                                                                 ------------
TOTAL NORWAY                                                                      144,396,313
                                                                                 ------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
PORTUGAL -- (0.3%)
    Banco Comercial Portugues SA, Class R............................ 117,922,805 $26,741,813
    Corticeira Amorim SGPS SA........................................     965,752  10,394,884
    Sonae Capital SGPS SA............................................   1,309,726   1,032,190
    Sonae SGPS SA....................................................   4,272,083   4,310,267
                                                                                  -----------
TOTAL PORTUGAL.......................................................              42,479,154
                                                                                  -----------
SINGAPORE -- (0.9%)
    Accordia Golf Trust..............................................   6,713,800   2,836,002
    Amara Holdings, Ltd..............................................      96,100      31,813
    Avarga, Ltd......................................................     435,400      54,345
#   Banyan Tree Holdings, Ltd........................................   2,894,500     946,282
    Bonvests Holdings, Ltd...........................................   1,303,080   1,121,442
    China Aviation Oil Singapore Corp., Ltd..........................      21,300      19,075
#   Chip Eng Seng Corp., Ltd.........................................   9,864,198   4,461,218
    Chuan Hup Holdings, Ltd..........................................   7,361,500   1,431,636
#   CITIC Envirotech, Ltd............................................     982,400     248,848
    DMX Technologies Group, Ltd......................................   3,585,000           0
    Elec & Eltek International Co., Ltd..............................      45,200      67,828
#*  Ezra Holdings, Ltd...............................................  17,609,209     133,721
#   Far East Orchard, Ltd............................................   5,078,142   4,363,481
    First Sponsor Group, Ltd.........................................   1,045,655     998,824
    Fraser and Neave, Ltd............................................      34,400      43,235
    Frasers Property, Ltd............................................     113,800     153,935
    Fu Yu Corp., Ltd.................................................   5,840,000     964,530
    GK Goh Holdings, Ltd.............................................   2,232,674   1,337,276
    GL, Ltd..........................................................     930,500     540,603
#   Golden Agri-Resources, Ltd.......................................  19,454,700   2,920,171
#   GP Industries, Ltd...............................................   2,112,708     903,764
#   GuocoLand, Ltd...................................................   2,636,500   3,891,080
    Hanwell Holdings, Ltd............................................   4,792,243     807,511
    Haw Par Corp., Ltd...............................................     202,300   1,991,999
    Hiap Hoe, Ltd....................................................      73,800      41,486
    Ho Bee Land, Ltd.................................................   6,587,800  11,323,447
#   Hong Fok Corp., Ltd..............................................   8,068,560   4,829,132
*   Hong Leong Asia, Ltd.............................................   2,996,400   1,374,391
#   Hong Leong Finance, Ltd..........................................     751,900   1,452,622
#   Hotel Grand Central, Ltd.........................................   3,113,788   3,018,588
    Hour Glass, Ltd. (The)...........................................   1,168,360     691,760
    Hutchison Port Holdings Trust....................................  11,988,300   1,857,000
#*  Hyflux, Ltd......................................................   6,643,700     132,874
    Indofood Agri Resources, Ltd.....................................     423,200      99,631
    InnoTek, Ltd.....................................................   2,262,200     722,783
#   Japfa, Ltd.......................................................   2,704,900     973,832
    Jurong Technologies Industrial Corp., Ltd........................   3,391,000           0
#   k1 Ventures, Ltd.................................................   2,371,600           0
    Koh Brothers Group, Ltd..........................................     998,400     146,622
    Lian Beng Group, Ltd.............................................   7,072,400   2,627,364
    Low Keng Huat Singapore, Ltd.....................................     275,800      84,257
    Lum Chang Holdings, Ltd..........................................   1,599,200     417,077
#   Metro Holdings, Ltd..............................................  10,185,160   6,957,068
    Mewah International, Inc.........................................      95,000      16,564
#*  Midas Holdings, Ltd..............................................  29,676,800     785,303
    NSL, Ltd.........................................................     492,000     350,809
#   OUE, Ltd.........................................................   3,900,900   4,155,051
#   Oxley Holdings, Ltd..............................................   1,168,415     291,534
    Penguin International, Ltd.......................................     143,300      70,070
    QAF, Ltd.........................................................   3,722,808   2,036,137
*   Raffles Education Corp., Ltd.....................................   3,822,490     224,427
    Sembcorp Industries, Ltd.........................................   1,877,100   3,151,445

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
SINGAPORE -- (Continued)
#   SIIC Environment Holdings, Ltd...................................  5,148,200 $    853,505
    Sinarmas Land, Ltd...............................................    387,100       63,934
#   Sing Holdings, Ltd...............................................  1,587,200      448,813
#   Sing Investments & Finance, Ltd..................................    176,600      184,049
    Singapore Reinsurance Corp., Ltd.................................  2,999,110      627,790
    Singapura Finance, Ltd...........................................    210,000      135,817
*   Sino Grandness Food Industry Group, Ltd..........................  3,124,354      103,228
#   Stamford Land Corp., Ltd.........................................  3,984,400    1,434,686
#   Straits Trading Co., Ltd.........................................     78,000      118,626
#   Sunningdale Tech, Ltd............................................  2,955,080    2,605,130
*   SunVic Chemical Holdings, Ltd....................................  3,557,700       21,705
#*  Swiber Holdings, Ltd............................................. 10,918,800      163,728
    Tiong Woon Corp. Holding, Ltd....................................  2,080,150      558,420
#   Tuan Sing Holdings, Ltd.......................................... 18,745,845    4,609,691
#   United Engineers, Ltd............................................  9,133,632   17,797,434
    United Industrial Corp., Ltd.....................................  2,209,821    4,707,917
    UOB-Kay Hian Holdings, Ltd.......................................    163,698      146,713
    Vibrant Group, Ltd...............................................    417,192       39,160
    Wee Hur Holdings, Ltd............................................    611,500       94,278
    Wing Tai Holdings, Ltd...........................................  8,541,154   12,738,031
    Yangzijiang Shipbuilding Holdings Ltd............................  3,828,400    2,680,215
#   Yeo Hiap Seng, Ltd...............................................    381,556      249,372
                                                                                 ------------
TOTAL SINGAPORE......................................................             128,482,135
                                                                                 ------------
SPAIN -- (2.3%)
#   Acciona SA.......................................................    714,249   74,409,226
    Acerinox SA......................................................  4,586,964   43,004,381
*   Adveo Group International SA.....................................     15,262        1,547
    Alantra Partners SA..............................................      6,276      106,686
    Applus Services SA...............................................    406,933    4,917,544
    Azkoyen SA.......................................................     27,885      213,355
#   Banco de Sabadell SA.............................................  2,154,635    2,368,438
    Bankinter SA.....................................................    729,311    5,051,131
#*  Caja de Ahorros del Mediterraneo.................................    298,813            0
    Construcciones y Auxiliar de Ferrocarriles SA....................    240,747   10,811,176
#   Ebro Foods SA....................................................  1,812,632   39,792,518
*   eDreams ODIGEO SA................................................  1,408,422    6,470,964
    Elecnor SA.......................................................     81,409      940,015
#   Ence Energia y Celulosa SA.......................................  3,177,403   12,547,113
    Ercros SA........................................................  3,461,145    8,822,982
    Euskaltel SA.....................................................  1,296,391   12,072,931
    Grupo Catalana Occidente SA......................................    628,023   22,002,310
    Iberpapel Gestion SA.............................................    115,881    3,189,323
    Liberbank SA.....................................................  6,897,432    2,209,660
    Melia Hotels International SA....................................  2,626,443   21,416,489
    Miquel y Costas & Miquel SA......................................     83,203    1,398,299
#   Sacyr S.A........................................................ 13,097,619   37,264,933
#   Tubacex SA.......................................................  2,509,539    7,447,959
    Vocento SA.......................................................    753,590    1,021,256
                                                                                 ------------
TOTAL SPAIN..........................................................             317,480,236
                                                                                 ------------
SWEDEN -- (2.5%)
*   AcadeMedia AB....................................................    734,509    3,719,122
*   Adapteo Oyj......................................................    906,886    9,928,591
    AddNode Group AB.................................................     15,333      273,604
    AF POYRY AB......................................................     56,423    1,201,136
    Alimak Group AB..................................................    162,146    2,138,010
    Arjo AB, Class B.................................................  2,678,378   11,046,505

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SWEDEN -- (Continued)
    Attendo AB.......................................................   219,635 $  1,121,479
    BE Group AB......................................................     1,347        5,246
    Beijer Electronics Group AB......................................    14,628       76,014
    Bergman & Beving AB..............................................   442,331    3,869,904
    Betsson AB.......................................................   211,837    1,043,423
    Bilia AB, Class A................................................   458,232    4,598,515
#   BillerudKorsnas AB............................................... 1,729,239   20,797,687
    Bjorn Borg AB....................................................    83,754      189,420
    Bonava AB, Class B............................................... 1,077,292   10,390,040
    Bufab AB.........................................................    16,341      178,230
#   Bulten AB........................................................   409,792    2,515,651
    Bure Equity AB................................................... 1,111,871   17,186,044
#*  Byggmax Group AB................................................. 1,076,609    3,021,722
#   Cloetta AB, Class B.............................................. 4,909,115   16,669,058
*   Collector AB.....................................................    54,913      267,356
    Dometic Group AB................................................. 2,131,582   19,790,093
*   Doro AB..........................................................   358,575    1,560,134
    Duni AB..........................................................   549,976    7,376,424
#   Elanders AB, Class B.............................................   106,260      914,880
    Elos Medtech AB..................................................    13,271      128,179
*   Eltel AB.........................................................    13,807       29,828
    Granges AB....................................................... 1,673,347   16,288,888
#   Gunnebo AB.......................................................   958,217    2,402,167
    Haldex AB........................................................ 1,146,060    5,770,133
#*  Hoist Finance AB................................................. 1,727,051    9,478,140
    Humana AB........................................................   145,462      873,440
*   International Petroleum Corp.....................................   836,077    2,837,495
    Inwido AB........................................................ 1,257,727    8,380,633
#*  ITAB Shop Concept AB, Class B....................................   135,825      258,280
#   JM AB............................................................ 1,547,255   39,635,585
    KNOW IT AB.......................................................    34,631      681,690
    Lindab International AB.......................................... 1,839,096   20,570,945
#   Loomis AB, Class B...............................................     7,276      281,723
#*  Mekonomen AB.....................................................   777,666    6,624,220
    Momentum Group AB, Class B.......................................   408,981    4,396,955
#   New Wave Group AB, Class B....................................... 1,540,932    8,965,482
    Nobia AB.........................................................   389,476    2,486,803
    Nordic Waterproofing Holding A.S.................................   194,507    1,896,699
#   Opus Group AB.................................................... 5,244,077    2,837,424
    Peab AB.......................................................... 3,646,975   30,752,938
    Pricer AB, Class B............................................... 1,309,534    1,957,597
    Ratos AB, Class B................................................   829,330    2,140,312
#   Recipharm AB, Class B............................................   473,062    6,736,793
    Resurs Holding AB................................................ 1,675,863    9,869,375
    Rottneros AB..................................................... 1,632,776    1,829,816
*   SAS AB........................................................... 6,414,360   10,029,256
    Scandi Standard AB...............................................     5,550       40,847
    Scandic Hotels Group AB..........................................   981,335    9,442,393
    Semcon AB........................................................   296,967    1,832,748
    Systemair AB.....................................................    60,275      867,267
    VBG Group AB, Class B............................................    40,680      596,409
                                                                                ------------
TOTAL SWEDEN.........................................................            350,798,748
                                                                                ------------
SWITZERLAND -- (4.0%)
    Allreal Holding AG...............................................   285,375   55,605,064
    ALSO Holding AG..................................................    46,660    6,945,972
*   ams AG...........................................................    94,997    4,268,467
    Arbonia AG.......................................................   946,971   11,891,900
#   Autoneum Holding AG..............................................    39,224    4,400,213

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
SWITZERLAND -- (Continued)
    Banque Cantonale de Geneve.......................................     33,382 $ 6,685,514
    Banque Cantonale du Jura SA......................................      7,739     435,301
    Banque Cantonale Vaudoise........................................      9,319   7,307,234
#   Bell Food Group AG...............................................     36,527  10,034,240
    Bellevue Group AG................................................    130,106   2,965,270
#   Berner Kantonalbank AG...........................................     39,144   8,631,555
#   Bobst Group SA...................................................     91,816   4,822,545
    Bucher Industries AG.............................................     11,117   3,440,957
    Calida Holding AG................................................     39,812   1,311,557
    Carlo Gavazzi Holding AG.........................................      7,731   2,077,106
    Cham Group AG....................................................      7,609   3,305,732
    Cicor Technologies, Ltd..........................................     16,649     783,192
#   Cie Financiere Tradition SA......................................     19,437   2,029,296
    Coltene Holding AG...............................................     27,566   2,256,962
    Conzzeta AG......................................................     19,712  17,185,627
*   Dottikon Es Holding AG...........................................        291     136,251
    Dufry AG.........................................................     38,593   3,356,651
#   EFG International AG.............................................  1,514,644   9,571,240
    Energiedienst Holding AG.........................................     13,538     432,281
#   Feintool International Holding AG................................     28,474   1,712,164
*   GAM Holding AG...................................................  2,935,975   9,800,886
    Gurit Holding AG.................................................      8,169  11,668,074
    Helvetia Holding AG..............................................    649,974  91,300,048
#*  HOCHDORF Holding AG..............................................      7,893     658,670
    Huber & Suhner AG................................................    120,879   8,053,298
    Hypothekarbank Lenzburg AG.......................................         20      90,835
#   Implenia AG......................................................    334,312  12,740,673
#   Investis Holding SA..............................................      7,641     595,865
    Jungfraubahn Holding AG..........................................     36,461   5,688,658
#   Kudelski SA......................................................    236,622   1,375,415
*   Lastminute.com NV................................................      8,956     371,408
    Liechtensteinische Landesbank AG.................................    164,053  10,832,692
    Luzerner Kantonalbank AG.........................................     16,890   7,060,186
    Metall Zug AG....................................................      1,139   2,286,416
#   Mikron Holding AG................................................     30,699     211,035
    Mobimo Holding AG................................................     92,483  26,081,711
    OC Oerlikon Corp. AG.............................................    545,621   5,599,246
*   Orascom Development Holding AG...................................     23,322     350,291
    Orell Fuessli Holding AG.........................................        244      23,883
    Orior AG.........................................................     33,817   2,972,832
    Phoenix Mecano AG................................................      6,637   2,954,777
    Plazza AG, Class A...............................................      9,087   2,386,428
    Rieter Holding AG................................................     32,747   4,463,786
#*  Schmolz + Bickenbach AG.......................................... 10,133,574   2,684,683
    Schweiter Technologies AG........................................      7,969   8,190,315
    Siegfried Holding AG.............................................     64,976  26,486,203
    St Galler Kantonalbank AG........................................     45,956  20,118,610
    Swiss Prime Site AG..............................................     26,121   2,692,339
    Swissquote Group Holding SA......................................    137,441   5,995,956
#   Tamedia AG.......................................................     27,837   2,613,371
#   Thurgauer Kantonalbank...........................................     11,153   1,198,493
#   Tornos Holding AG................................................     19,096     129,657
#   u-blox Holding AG................................................     47,145   3,821,454
    Valiant Holding AG...............................................    178,373  18,117,363
    Valora Holding AG................................................     89,518  25,637,720
    Vaudoise Assurances Holding SA...................................     23,312  12,911,852
    Vetropack Holding AG.............................................      2,493   6,768,229
    Vontobel Holding AG..............................................    280,229  16,338,349
    VP Bank AG.......................................................     67,403  10,515,292

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
SWITZERLAND -- (Continued)
    Walliser Kantonalbank............................................     12,819 $  1,468,452
    Zehnder Group AG.................................................    201,681    8,816,086
    Zug Estates Holding AG, Class B..................................        664    1,353,407
    Zuger Kantonalbank AG............................................        218    1,330,206
                                                                                 ------------
TOTAL SWITZERLAND....................................................             556,347,441
                                                                                 ------------
UNITED KINGDOM -- (15.0%)
    Afren P.L.C......................................................  2,935,351            0
    Aggreko P.L.C....................................................  5,235,543   53,674,990
    Alliance Pharma P.L.C............................................    522,762      499,835
*   Amerisur Resources P.L.C.........................................    516,673      128,090
    Anglo Pacific Group P.L.C........................................  1,999,890    4,952,199
    Anglo-Eastern Plantations P.L.C..................................    264,173    1,575,173
    Arrow Global Group P.L.C.........................................     54,669      168,262
    Babcock International Group P.L.C................................  5,577,892   40,061,515
    Balfour Beatty P.L.C.............................................  3,364,007    9,802,792
    Bank of Georgia Group P.L.C......................................    649,582   10,963,746
    BBA Aviation P.L.C...............................................  4,258,665   16,754,157
    BCA Marketplace P.L.C............................................    645,114    1,972,331
    Begbies Traynor Group P.L.C......................................     61,028       69,976
    Bellway P.L.C....................................................  3,113,524  127,434,740
#   Biffa P.L.C......................................................    530,962    1,751,244
    Bloomsbury Publishing P.L.C......................................    668,301    2,161,190
    Bodycote P.L.C...................................................  2,909,016   26,972,178
    Bovis Homes Group P.L.C..........................................  4,767,183   72,233,247
*   Cairn Energy P.L.C...............................................    208,100      480,824
    Camellia P.L.C...................................................        661       78,399
*   Carclo P.L.C.....................................................     33,236        4,607
    CareTech Holdings P.L.C..........................................    112,706      579,773
    Carr's Group P.L.C...............................................    596,259    1,082,289
    Castings P.L.C...................................................    465,390    2,273,286
    Centamin P.L.C................................................... 35,161,164   53,186,640
    Central Asia Metals P.L.C........................................    146,199      397,517
    Charles Stanley Group P.L.C......................................      3,600       12,466
    Charles Taylor P.L.C.............................................     17,036       70,556
    Chemring Group P.L.C.............................................  3,787,550    9,852,790
    Chesnara P.L.C...................................................  1,317,128    4,428,641
    Cineworld Group P.L.C............................................  6,494,677   18,714,858
    Clarkson P.L.C...................................................     42,396    1,552,965
    Close Brothers Group P.L.C.......................................  2,940,933   52,734,542
    CMC Markets P.L.C................................................    543,326      914,969
    Computacenter P.L.C..............................................    163,996    2,902,125
    Consort Medical P.L.C............................................      5,952       56,252
    Countryside Properties P.L.C.....................................    659,250    3,017,346
    Crest Nicholson Holdings P.L.C...................................  6,057,258   30,522,392
    Daily Mail & General Trust P.L.C., Class A.......................    307,380    3,500,236
    Dart Group P.L.C.................................................    375,203    6,145,531
    Debenhams P.L.C..................................................     90,397            0
    DFS Furniture P.L.C..............................................    351,844    1,065,670
*   Dialight P.L.C...................................................      4,829       19,734
    DiscoverIE Group P.L.C...........................................  1,085,482    6,354,477
    Dixons Carphone P.L.C............................................ 14,980,402   25,475,137
    Drax Group P.L.C.................................................  5,997,221   23,055,708
*   EI Group P.L.C................................................... 15,351,269   56,065,285
    Eland Oil & Gas P.L.C............................................    213,626      456,336
    Elementis P.L.C..................................................  3,839,089    7,387,911
*   EnQuest P.L.C.................................................... 31,661,550    7,299,129
    Entertainment One, Ltd...........................................        450        3,250
    Epwin Group P.L.C................................................    205,790      215,170

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
UNITED KINGDOM -- (Continued)
    Equiniti Group P.L.C.............................................  2,016,462 $ 5,633,351
    Essentra P.L.C...................................................  1,129,099   5,570,403
*   Firstgroup P.L.C................................................. 27,448,860  45,912,747
#   Flowtech Fluidpower P.L.C........................................     90,707     134,710
*   Foxtons Group P.L.C..............................................    673,260     570,648
    Fuller Smith & Turner P.L.C., Class A............................     19,605     264,573
    Galliford Try P.L.C..............................................  2,729,509  25,906,533
*   Gem Diamonds, Ltd................................................    322,145     260,830
    Genel Energy P.L.C...............................................  1,691,065   4,182,376
*   Georgia Capital P.L.C............................................    436,147   5,502,627
    Grafton Group P.L.C..............................................  5,419,376  54,877,928
    Grainger P.L.C...................................................  3,631,266  12,075,185
    Greencore Group P.L.C............................................     50,127     150,707
    Gulf Keystone Petroleum, Ltd.....................................  3,114,415   8,285,668
*   Gulf Marine Services P.L.C.......................................    709,162      75,948
    GVC Holdings P.L.C...............................................  2,354,960  27,168,567
    H&T Group P.L.C..................................................     31,404     153,979
    Halfords Group P.L.C.............................................  4,826,793   9,906,839
    Hargreaves Services P.L.C........................................      9,363      28,741
    Headlam Group P.L.C..............................................    205,245   1,280,987
    Helical P.L.C....................................................  1,266,589   6,422,450
    Henry Boot P.L.C.................................................  1,295,881   4,208,812
    Highland Gold Mining, Ltd........................................  2,432,322   6,431,504
    Hiscox, Ltd......................................................  3,298,913  63,704,948
    Hochschild Mining P.L.C..........................................  2,945,387   7,658,036
    Hostelworld Group P.L.C..........................................     93,260     141,104
    Hunting P.L.C....................................................  2,931,859  14,982,646
    Huntsworth P.L.C.................................................  2,355,647   2,741,486
    Inchcape P.L.C...................................................  4,163,553  34,809,584
    Intermediate Capital Group P.L.C.................................    368,930   7,100,324
*   International Ferro Metals, Ltd..................................  1,703,051           0
    International Personal Finance P.L.C.............................  2,352,291   4,049,831
#   Interserve P.L.C.................................................    284,001           0
    John Laing Group P.L.C...........................................  2,967,593  14,052,344
#   John Wood Group P.L.C............................................  3,617,098  15,881,297
*   Just Group P.L.C.................................................  1,717,870   1,354,857
    Keller Group P.L.C...............................................  1,651,817  11,098,267
#   Kier Group P.L.C.................................................    741,373   1,090,420
*   Lamprell P.L.C...................................................    302,490     173,165
    Lancashire Holdings, Ltd.........................................  3,470,339  32,045,883
    Lookers P.L.C....................................................  3,603,485   2,317,074
    Low & Bonar P.L.C................................................    202,479      37,370
    LSL Property Services P.L.C......................................     55,441     172,336
    Man Group P.L.C.................................................. 17,191,527  31,996,436
    Marshalls P.L.C..................................................     34,522     317,445
    Marston's P.L.C.................................................. 16,233,194  25,940,219
    McCarthy & Stone P.L.C...........................................  4,234,088   8,019,555
#   McColl's Retail Group P.L.C......................................    426,700     252,302
    Mears Group P.L.C................................................  2,214,324   7,301,419
    Mediclinic International P.L.C...................................  2,443,655  11,588,252
    Meggitt P.L.C.................................................... 10,427,855  84,375,202
#*  Metro Bank P.L.C.................................................     14,647      38,527
*   Mitchells & Butlers P.L.C........................................  6,861,621  37,854,533
    MJ Gleeson P.L.C.................................................    590,352   6,124,803
    Morgan Sindall Group P.L.C.......................................    255,284   4,236,436
*   Mothercare P.L.C.................................................    125,798      18,258
    MP Evans Group P.L.C.............................................     13,214     113,649
    N Brown Group P.L.C..............................................  1,134,768   1,834,949
    NAHL Group P.L.C.................................................     71,032     108,359

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
UNITED KINGDOM -- (Continued)
    National Express Group P.L.C..................................... 10,283,289 $ 59,496,716
    NCC Group P.L.C..................................................     70,513      171,310
    New World Resources P.L.C........................................     32,193            0
#   Non-Standard Finance P.L.C.......................................    172,679       80,163
    Norcros P.L.C....................................................     51,018      155,759
    Northgate P.L.C..................................................  2,508,641   11,197,315
*   Nostrum Oil & Gas P.L.C..........................................    110,771       33,226
    OneSavings Bank P.L.C............................................  2,806,539   13,091,811
*   Pan African Resources P.L.C......................................    861,678      135,148
    Paragon Banking Group P.L.C......................................  6,783,183   44,217,331
*   Parkmead Group P.L.C. (The)......................................     45,787       21,916
    Pendragon P.L.C.................................................. 17,046,238    3,183,506
#*  Petra Diamonds, Ltd..............................................  2,547,783      280,840
*   Petropavlovsk P.L.C.............................................. 36,406,226    4,746,629
    Pets at Home Group P.L.C.........................................  5,860,395   15,608,694
    Pharos Energy P.L.C..............................................  2,293,222    1,734,514
    Phoenix Group Holdings P.L.C.....................................  7,725,396   70,564,799
    Playtech P.L.C...................................................  4,070,395   20,717,724
*   Premier Foods P.L.C..............................................  9,744,185    4,080,824
#*  Premier Oil P.L.C................................................ 23,383,197   25,125,748
    Provident Financial P.L.C........................................     33,377      190,583
    PZ Cussons P.L.C.................................................     53,128      138,665
    QinetiQ Group P.L.C..............................................    767,481    3,128,746
    Quilter P.L.C....................................................    966,578    1,715,005
    Rank Group P.L.C.................................................    366,954    1,159,226
    Reach P.L.C......................................................  1,146,472    1,463,827
    Redcentric P.L.C.................................................    136,949      149,035
    Redrow P.L.C.....................................................  7,588,073   59,155,283
    Renewi P.L.C.....................................................  4,963,835    1,901,728
    Royal Mail P.L.C.................................................  2,049,759    5,609,062
    RPS Group P.L.C..................................................  3,873,083    7,068,731
    S&U P.L.C........................................................      5,201      142,620
    Saga P.L.C....................................................... 12,575,861    7,646,643
    SDL P.L.C........................................................    236,875    1,621,123
#   Secure Trust Bank P.L.C..........................................        597       10,905
    Senior P.L.C.....................................................  2,342,106    5,604,715
    Severfield P.L.C.................................................    974,370      974,226
    SIG P.L.C........................................................  9,366,933   13,656,135
    Speedy Hire P.L.C................................................  5,494,836    3,835,756
    Spire Healthcare Group P.L.C.....................................  1,688,664    2,555,922
*   Sports Direct International P.L.C................................  5,374,843   21,506,996
    St. Modwen Properties P.L.C......................................  3,942,080   23,010,379
    Stock Spirits Group P.L.C........................................  2,402,705    6,371,059
    Superdry P.L.C...................................................    581,596    3,088,277
    Tate & Lyle P.L.C................................................     36,727      320,344
#   Thomas Cook Group P.L.C..........................................  2,914,740            0
    TP ICAP P.L.C....................................................  7,928,710   35,254,861
    Travis Perkins P.L.C.............................................  5,440,108  101,045,309
    Trifast P.L.C....................................................    827,194    1,728,176
    TT Electronics P.L.C.............................................  3,220,941    9,679,929
    Tullow Oil P.L.C................................................. 29,939,495   80,007,924
    Tyman P.L.C......................................................    922,915    2,537,067
    U & I Group P.L.C................................................  1,551,001    2,784,130
    Urban & Civic P.L.C..............................................    132,469      566,234
    Vectura Group P.L.C..............................................  2,286,905    2,613,181
    Vertu Motors P.L.C...............................................  1,221,587      653,269
    Vesuvius P.L.C...................................................  7,530,093   38,963,709
    Virgin Money UK P.L.C............................................  6,000,560   10,677,190
    Vp P.L.C.........................................................    277,096    3,078,626

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE>>
                                                                        ---------- ---------------
UNITED KINGDOM -- (Continued)
      Weir Group P.L.C (The)...........................................     19,790 $       345,672
      Young & Co's Brewery P.L.C.......................................      2,351          34,707
      Young & Co's Brewery P.L.C., Class A.............................      5,199         107,291
                                                                                   ---------------
TOTAL UNITED KINGDOM...................................................              2,086,366,144
                                                                                   ---------------
TOTAL COMMON STOCKS....................................................             13,127,624,475
                                                                                   ---------------
PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Biotest AG.......................................................     76,592       1,861,522
      Draegerwerk AG & Co. KGaA........................................    178,097      10,438,327
      STO SE & Co. KGaA................................................     24,337       2,662,540
                                                                                   ---------------
TOTAL GERMANY..........................................................                 14,962,389
                                                                                   ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*     Clean Seas Seafood Ltd. Rights 11/11/19..........................     11,942               0
                                                                                   ---------------
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13.....................................     41,929               0
                                                                                   ---------------
CANADA -- (0.0%)
#*    Pan American Silver Corp. Rights 02/22/29........................  1,659,995         420,370
                                                                                   ---------------
ITALY -- (0.0%)
*     Mediaset SpA Rights 11/06/19.....................................    126,248          12,532
                                                                                   ---------------
JAPAN -- (0.0%)
*     Akatsuki Corp. Rights 12/25/18...................................     16,800          10,734
                                                                                   ---------------
NORWAY -- (0.0%)
*     XXL ASA Rights 10/25/19..........................................    121,742          51,630
                                                                                   ---------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23........................... 10,557,095               0
*     First Sponsor Group, Ltd. Warrants 05/30/24......................     98,025               0
                                                                                   ---------------
TOTAL SINGAPORE........................................................                          0
                                                                                   ---------------
TOTAL RIGHTS/WARRANTS..................................................                    495,266
                                                                                   ---------------
TOTAL INVESTMENT SECURITIES
      (Cost $12,655,097,405)...........................................             13,143,082,130
                                                                                   ---------------

                                                                                       VALUE+
                                                                                   ---------------
SECURITIES LENDING COLLATERAL -- (5.7%)
@(S)  The DFA Short Term Investment Fund............................... 68,564,422     793,358,925
                                                                                   ---------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $13,448,376,291)...........................................            $13,936,441,055
                                                                                   ===============

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

As of October 31, 2019, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............       748   12/20/19 $110,785,406 $113,538,920 $    2,753,514
                                                         ------------ ------------ --------------
TOTAL FUTURES CONTRACTS............                      $110,785,406 $113,538,920 $    2,753,514
                                                         ============ ============ ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
Common Stocks
   Australia................................. $      319,134 $   906,161,685   --    $   906,480,819
   Austria...................................             --     118,010,464   --        118,010,464
   Belgium...................................             --     203,717,675   --        203,717,675
   Canada....................................  1,198,877,186      12,386,734   --      1,211,263,920
   China.....................................             --       1,988,736   --          1,988,736
   Denmark...................................             --     218,265,927   --        218,265,927
   Finland...................................             --     316,280,150   --        316,280,150
   France....................................             --     581,413,790   --        581,413,790
   Germany...................................        632,936     797,355,023   --        797,987,959
   Greece....................................             --           1,916   --              1,916
   Hong Kong.................................             --     353,823,185   --        353,823,185
   Ireland...................................             --      15,728,581   --         15,728,581
   Israel....................................             --     107,695,130   --        107,695,130
   Italy.....................................     12,689,846     680,124,455   --        692,814,301
   Japan.....................................             --   3,530,465,860   --      3,530,465,860
   Netherlands...............................             --     392,298,008   --        392,298,008
   New Zealand...............................             --      53,037,883   --         53,037,883
   Norway....................................             --     144,396,313   --        144,396,313
   Portugal..................................             --      42,479,154   --         42,479,154
   Singapore.................................             --     128,482,135   --        128,482,135
   Spain.....................................             --     317,480,236   --        317,480,236
   Sweden....................................      2,837,495     347,961,253   --        350,798,748
   Switzerland...............................             --     556,347,441   --        556,347,441
   United Kingdom............................             --   2,086,366,144   --      2,086,366,144
Preferred Stocks
   Germany...................................             --      14,962,389   --         14,962,389
Rights/Warrants
   Canada....................................             --         420,370   --            420,370
   Italy.....................................             --          12,532   --             12,532
   Japan.....................................             --          10,734   --             10,734
   Norway....................................             --          51,630   --             51,630
Securities Lending Collateral................             --     793,358,925   --        793,358,925
Futures Contracts**..........................      2,753,514              --   --          2,753,514
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $1,218,110,111 $12,721,084,458   --    $13,939,194,569
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
COMMON STOCKS -- (94.5%)
AUSTRALIA -- (5.9%)
    A2B Australia, Ltd...............................................   175,655 $  192,338
    Accent Group, Ltd................................................   320,767    333,759
    Adelaide Brighton, Ltd...........................................   177,422    376,833
    Ainsworth Game Technology, Ltd...................................   105,607     58,136
#*  Alkane Resources, Ltd............................................   273,757    134,819
#   Alliance Aviation Services, Ltd..................................    31,349     54,295
    ALS, Ltd.........................................................    52,121    289,875
    Altium, Ltd......................................................    21,328    472,142
    Alumina, Ltd.....................................................   163,756    255,641
    AMA Group, Ltd...................................................   197,892    187,443
#*  Amaysim Australia, Ltd...........................................   123,184     33,018
    AMP, Ltd......................................................... 1,250,886  1,580,544
    Ansell, Ltd......................................................    34,576    657,524
    AP Eagers, Ltd...................................................    87,426    738,619
    APN Property Group, Ltd..........................................    91,418     34,022
#   ARB Corp., Ltd...................................................    33,143    413,614
#*  Ardent Leisure Group, Ltd........................................   322,468    266,931
    Aristocrat Leisure, Ltd..........................................    14,585    318,026
#   ARQ Group, Ltd...................................................    41,656     12,183
*   Asaleo Care, Ltd.................................................   350,945    231,352
    ASX, Ltd.........................................................     2,297    130,382
    Atlas Arteria, Ltd...............................................    38,322    211,938
    AUB Group, Ltd...................................................    31,210    265,793
    Aurizon Holdings, Ltd............................................   191,352    778,465
    AusNet Services..................................................   165,552    211,471
    Austal, Ltd......................................................   264,200    760,660
*   Austin Engineering, Ltd..........................................   157,754     20,619
    Australia & New Zealand Banking Group, Ltd.......................   216,350  3,975,887
#*  Australian Agricultural Co., Ltd.................................   366,526    248,883
    Australian Pharmaceutical Industries, Ltd........................   351,365    321,046
    Auswide Bank, Ltd................................................     7,550     28,712
    Aveo Group.......................................................   120,379    177,677
    AVJennings, Ltd..................................................    78,694     32,388
#   Bank of Queensland, Ltd..........................................   318,672  1,988,850
    Bapcor, Ltd......................................................    77,712    383,081
*   Base Resources, Ltd..............................................    90,567     14,931
    Beach Energy, Ltd................................................ 1,230,240  1,935,141
    Beacon Lighting Group, Ltd.......................................    27,229     23,252
#   Bega Cheese, Ltd.................................................   156,928    386,970
#*  Bellamy's Australia, Ltd.........................................    35,728    315,033
    Bendigo & Adelaide Bank, Ltd.....................................   238,954  1,753,708
    BHP Group, Ltd...................................................   178,389  4,372,752
#   Bingo Industries, Ltd............................................    79,496    131,484
#   Blackmores, Ltd..................................................     6,249    372,072
    BlueScope Steel, Ltd.............................................   444,303  4,067,225
    Boral, Ltd.......................................................   474,516  1,647,480
    Brambles, Ltd....................................................    80,792    667,911
    Breville Group, Ltd..............................................    48,888    517,753
    Brickworks, Ltd..................................................    57,546    718,298
#*  Buru Energy, Ltd.................................................    58,640      8,919
#   BWX, Ltd.........................................................    35,860     96,869
    Caltex Australia, Ltd............................................    92,634  1,741,390
    Capitol Health, Ltd..............................................   405,792     67,008
*   Cardno, Ltd......................................................   201,915     72,320
#*  Carnarvon Petroleum, Ltd.........................................   107,676     28,126
    carsales.com, Ltd................................................   107,908  1,156,395
#*  Cash Converters International, Ltd...............................   399,386     66,071

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Cedar Woods Properties, Ltd......................................  70,874 $  346,390
    Challenger, Ltd.................................................. 260,022  1,426,146
    CIMIC Group, Ltd.................................................  12,979    295,777
    Clean Seas Seafood, Ltd..........................................  51,077     28,503
#*  Clean TeQ Holdings, Ltd.......................................... 158,476     26,149
    Cleanaway Waste Management, Ltd.................................. 903,573  1,148,435
#   Clinuvel Pharmaceuticals, Ltd....................................   3,602     75,912
    Coca-Cola Amatil, Ltd............................................  42,962    301,492
    Cochlear, Ltd....................................................   4,240    618,574
    Codan, Ltd.......................................................  71,514    305,078
    Coles Group, Ltd.................................................  34,155    353,465
#   Collection House, Ltd............................................ 117,176     98,412
    Collins Foods, Ltd...............................................  92,014    648,920
    Commonwealth Bank of Australia...................................  49,028  2,658,303
    Computershare, Ltd...............................................  86,077    939,570
#*  Cooper Energy, Ltd............................................... 933,354    356,755
#   Corporate Travel Management, Ltd.................................  28,755    349,319
#   Costa Group Holdings, Ltd........................................ 145,512    286,178
    Costa Group Holdings, Ltd........................................  12,455     24,470
    Credit Corp. Group, Ltd..........................................  30,727    663,727
    Crown Resorts, Ltd...............................................  51,946    446,248
*   CSG, Ltd......................................................... 179,470     38,006
    CSR, Ltd......................................................... 438,908  1,254,586
    Data#3, Ltd......................................................  59,043    139,973
    Decmil Group, Ltd................................................ 148,461     87,626
#   Domain Holdings Australia, Ltd................................... 128,696    280,816
#   Domino's Pizza Enterprises, Ltd..................................  19,131    673,062
    Downer EDI, Ltd.................................................. 250,525  1,393,433
    DWS, Ltd.........................................................  60,092     44,185
    Eclipx Group, Ltd................................................ 298,743    323,139
    Elanor Investor Group............................................   9,905     15,015
    Elders, Ltd...................................................... 111,920    455,581
#*  Electro Optic Systems Holdings, Ltd..............................  20,518     99,246
#*  Emeco Holdings, Ltd..............................................  90,338    111,199
#*  Energy World Corp., Ltd.......................................... 944,535     60,307
    Enero Group, Ltd.................................................   7,390     10,928
    EQT Holdings, Ltd................................................   8,373    177,354
    ERM Power, Ltd...................................................  53,500     88,733
    Estia Health, Ltd................................................ 194,253    376,247
    Euroz, Ltd.......................................................   1,190        855
    EVENT Hospitality and Entertainment, Ltd.........................  61,414    555,332
    Evolution Mining, Ltd............................................ 604,011  1,722,872
#*  FAR, Ltd......................................................... 947,843     33,962
    Finbar Group, Ltd................................................  18,455     10,879
*   Fleetwood Corp., Ltd.............................................  85,236    131,399
    FlexiGroup, Ltd.................................................. 259,058    348,038
    Flight Centre Travel Group, Ltd..................................  16,018    470,556
    Fortescue Metals Group, Ltd...................................... 226,214  1,384,570
#   Freedom Foods Group, Ltd.........................................  12,754     47,086
#   G8 Education, Ltd................................................ 446,401    792,361
#*  Galaxy Resources, Ltd............................................  66,018     42,440
    GBST Holdings, Ltd...............................................   9,803     26,017
    Genworth Mortgage Insurance Australia, Ltd....................... 225,484    606,307
*   Gold Road Resources, Ltd......................................... 387,738    304,244
    GrainCorp, Ltd., Class A......................................... 171,081    852,557
    Grange Resources, Ltd............................................ 490,389     70,928
*   Greenland Minerals, Ltd.......................................... 431,570     29,712
    GUD Holdings, Ltd................................................  47,128    351,454
#   GWA Group, Ltd................................................... 182,032    365,124

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
AUSTRALIA -- (Continued)
    Hansen Technologies, Ltd.........................................   115,264 $  269,720
#   Harvey Norman Holdings, Ltd......................................   303,530    856,415
    Healius, Ltd..................................................... 1,052,353  2,237,035
    Helloworld Travel, Ltd...........................................    15,327     47,552
*   Horizon Oil, Ltd.................................................   329,531     31,659
#   HT&E, Ltd........................................................   228,291    259,135
    Huon Aquaculture Group, Ltd......................................    12,043     37,771
    IDP Education, Ltd...............................................    30,329    371,745
    Iluka Resources, Ltd.............................................   165,523  1,071,405
#   Imdex, Ltd.......................................................   220,811    241,788
*   IMF Bentham, Ltd.................................................   149,497    350,746
    Incitec Pivot, Ltd...............................................   752,145  1,789,683
    Independence Group NL............................................   375,351  1,643,873
    Infigen Energy...................................................   247,239    108,738
    Infomedia, Ltd...................................................   159,345    251,384
#   Inghams Group, Ltd...............................................    22,197     47,522
    Insurance Australia Group, Ltd...................................   138,208    757,253
*   Intega Group, Ltd................................................   201,915     78,642
#   Integrated Research, Ltd.........................................    47,760     97,356
#   InvoCare, Ltd....................................................    64,474    582,735
#   IOOF Holdings, Ltd...............................................   247,790  1,260,092
    IRESS, Ltd.......................................................    60,653    532,653
#*  iSelect, Ltd.....................................................   232,334     89,026
#*  iSentia Group, Ltd...............................................    76,936     20,918
    IVE Group, Ltd...................................................    87,518    121,228
    James Hardie Industries P.L.C....................................    29,101    499,786
    James Hardie Industries P.L.C., Sponsored ADR....................     1,506     25,873
#   Japara Healthcare, Ltd...........................................   257,296    198,355
#   JB Hi-Fi, Ltd....................................................    66,619  1,702,492
    Jupiter Mines, Ltd...............................................   603,649    138,966
#*  Karoon Energy, Ltd...............................................   247,205    164,748
    Karoon Energy, Ltd...............................................   305,156    204,048
*   Kingsgate Consolidated, Ltd......................................    78,969     22,865
    LendLease Group..................................................   176,179  2,277,238
    Lifestyle Communities, Ltd.......................................     6,475     37,930
    Link Administration Holdings, Ltd................................   226,925    875,068
*   Lucapa Diamond Co., Ltd..........................................   177,349     16,477
*   Lynas Corp., Ltd.................................................   322,616    552,380
    MACA, Ltd........................................................   225,090    147,637
    Macmahon Holdings, Ltd...........................................   971,526    143,926
    Macquarie Group, Ltd.............................................    18,535  1,711,480
    Magellan Financial Group, Ltd....................................    40,293  1,336,436
    MaxiTRANS Industries, Ltd........................................    77,028     11,359
*   Mayne Pharma Group, Ltd.......................................... 1,209,768    428,430
    McMillan Shakespeare, Ltd........................................    42,486    469,979
    McPherson's, Ltd.................................................    98,304    156,337
    Medibank Pvt, Ltd................................................   162,308    378,295
*   Medusa Mining, Ltd...............................................   194,982    101,631
#*  Mesoblast, Ltd...................................................   340,123    417,553
#*  Metals X, Ltd....................................................   479,898     56,037
#   Metcash, Ltd.....................................................   859,660  1,671,100
    Mineral Resources, Ltd...........................................   104,774  1,030,549
*   MMA Offshore, Ltd................................................   529,550     70,280
#   MNF Group, Ltd...................................................    17,380     63,496
    Monadelphous Group, Ltd..........................................    49,657    525,577
    Monash IVF Group, Ltd............................................   158,334    111,798
    Money3 Corp., Ltd................................................   116,116    171,624
    Mortgage Choice, Ltd.............................................    78,728     77,246
    Mount Gibson Iron, Ltd...........................................   367,015    191,571

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
AUSTRALIA -- (Continued)
#*  Myer Holdings, Ltd............................................... 1,501,366 $  562,635
    MyState, Ltd.....................................................    45,484    148,567
    National Australia Bank, Ltd.....................................   173,041  3,396,645
    Navigator Global Investments, Ltd................................    84,590    143,164
#   Neometals, Ltd...................................................    48,923      6,740
#   New Energy Solar, Ltd............................................    27,811     22,971
#   New Hope Corp., Ltd..............................................   226,358    331,486
    Newcrest Mining, Ltd.............................................    29,612    646,380
#*  NEXTDC, Ltd......................................................    79,666    352,065
    nib holdings, Ltd................................................   223,236  1,079,133
    Nick Scali, Ltd..................................................    28,112    118,975
    Nine Entertainment Co. Holdings, Ltd............................. 1,246,938  1,582,158
    Northern Star Resources, Ltd.....................................   243,309  1,649,225
    NRW Holdings, Ltd................................................   306,647    476,861
*   Nufarm, Ltd......................................................   292,533  1,193,771
    OFX Group, Ltd...................................................   129,462    124,739
    Oil Search, Ltd..................................................   194,497    959,898
    oOh!media, Ltd...................................................   133,300    253,340
    Orica, Ltd.......................................................    38,632    610,528
    Origin Energy, Ltd...............................................   293,651  1,592,016
    Orora, Ltd.......................................................   713,594  1,520,996
#   Over the Wire Holdings, Ltd......................................    12,687     41,183
    OZ Minerals, Ltd.................................................   259,884  1,813,322
    Pacific Current Group, Ltd.......................................    48,968    237,298
    Pacific Energy, Ltd..............................................    53,348     39,344
    Pacific Smiles Group, Ltd........................................    19,058     22,372
*   Pact Group Holdings, Ltd.........................................   176,261    294,265
*   Panoramic Resources, Ltd.........................................   337,047     75,213
#   Paragon Care, Ltd................................................    29,983      9,006
    Peet, Ltd........................................................   331,749    274,718
    Pendal Group, Ltd................................................   103,544    511,260
    Perenti Global, Ltd..............................................   560,823    883,464
#   Perpetual, Ltd...................................................    27,214    674,660
*   Perseus Mining, Ltd..............................................   857,012    507,822
#   Pioneer Credit, Ltd..............................................    19,143     32,463
    Platinum Asset Management, Ltd...................................   114,905    328,141
    Premier Investments, Ltd.........................................    36,642    485,623
*   Prime Media Group, Ltd...........................................   259,087     36,550
    Pro Medicus, Ltd.................................................    12,101    222,065
    Qantas Airways, Ltd..............................................   157,154    695,114
    QBE Insurance Group, Ltd.........................................   240,866  2,095,627
#   QMS Media, Ltd...................................................   192,817    162,657
    Qube Holdings, Ltd...............................................   472,660  1,059,751
*   Quintis, Ltd.....................................................   197,160          0
    Ramelius Resources, Ltd..........................................   361,694    311,515
    Ramsay Health Care, Ltd..........................................     7,186    339,543
    REA Group, Ltd...................................................     3,734    280,234
    Reckon, Ltd......................................................    24,980     13,086
#   Reece, Ltd.......................................................    11,997     85,927
#   Regis Healthcare, Ltd............................................    69,376    154,202
    Regis Resources, Ltd.............................................   241,196    817,428
    Reject Shop, Ltd. (The)..........................................    25,896     43,755
*   Resolute Mining, Ltd.............................................   677,911    567,890
    Ridley Corp., Ltd................................................   143,594    107,715
    Rio Tinto, Ltd...................................................    28,857  1,804,514
*   RPMGlobal Holdings, Ltd..........................................    72,882     42,144
    RXP Services, Ltd................................................   120,452     42,282
    Salmat, Ltd......................................................    16,043      5,688
    Sandfire Resources NL............................................   159,145    635,611

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
AUSTRALIA -- (Continued)
    Santos, Ltd......................................................   833,768 $  4,663,693
*   Saracen Mineral Holdings, Ltd....................................   511,730    1,324,058
#   SeaLink Travel Group, Ltd........................................    27,357       96,660
    Seek, Ltd........................................................    26,845      420,125
    Select Harvests, Ltd.............................................    69,828      346,769
*   Senex Energy, Ltd................................................ 1,131,149      279,924
    Servcorp, Ltd....................................................    42,286      128,504
    Service Stream, Ltd..............................................   183,283      325,750
#   Seven Group Holdings, Ltd........................................    23,564      304,571
#*  Seven West Media, Ltd............................................   826,279      226,910
    SG Fleet Group, Ltd..............................................    35,784       59,602
    Sigma Healthcare, Ltd............................................ 2,550,370    1,021,852
*   Silver Chef, Ltd.................................................    42,000       19,650
#*  Silver Lake Resources, Ltd.......................................   574,663      460,030
    Sims Metal Management, Ltd.......................................   140,697      905,519
    Sonic Healthcare, Ltd............................................    15,718      309,566
    South32, Ltd..................................................... 1,016,112    1,778,125
    Southern Cross Media Group, Ltd..................................   644,998      364,307
    Spark Infrastructure Group.......................................   266,993      372,328
#   SpeedCast International, Ltd.....................................   198,889      136,455
    St Barbara, Ltd..................................................   348,348      672,035
    Star Entertainment Grp, Ltd. (The)...............................   456,551    1,480,361
    Steadfast Group, Ltd.............................................   111,182      275,337
#*  Strike Energy, Ltd...............................................   404,028       66,844
    Suncorp Group, Ltd...............................................   234,229    2,174,694
*   Sundance Energy Australia, Ltd...................................   525,342       46,954
    Sunland Group, Ltd...............................................    67,813       75,138
#   Super Retail Group, Ltd..........................................   121,328      797,067
#*  Superloop, Ltd...................................................    82,560       62,254
    Superloop, Ltd...................................................     6,950        3,929
#*  Syrah Resources, Ltd.............................................   322,970       89,078
    Tabcorp Holdings, Ltd............................................   367,787    1,218,715
    Tassal Group, Ltd................................................   177,188      505,919
    Technology One, Ltd..............................................   134,332      682,409
    Telstra Corp., Ltd...............................................   106,298      256,013
*   Thorn Group, Ltd.................................................   129,334       24,057
*   Tiger Resources, Ltd.............................................   335,407          126
    TPG Telecom, Ltd.................................................    83,532      376,493
    Treasury Wine Estates, Ltd.......................................    25,117      304,497
*   Troy Resources, Ltd..............................................   258,080       19,570
    Village Roadshow, Ltd............................................    86,932      191,841
*   Virgin Australia Holdings, Ltd................................... 2,256,515      233,155
    Virtus Health, Ltd...............................................    66,783      189,098
    Vita Group, Ltd..................................................   125,307      104,995
*   Vocus Group, Ltd.................................................   528,531    1,211,742
#   Webjet, Ltd......................................................    27,403      213,604
    Wesfarmers, Ltd..................................................    34,155      938,412
#   Western Areas, Ltd...............................................   282,804      623,339
*   Westgold Resources, Ltd..........................................   169,233      275,107
#   Westpac Banking Corp.............................................   138,663    2,692,210
    Westpac Banking Corp., Sponsored ADR.............................     9,009      174,414
    Whitehaven Coal, Ltd.............................................   590,639    1,343,342
    Woodside Petroleum, Ltd..........................................   122,335    2,711,367
    Woolworths Group, Ltd............................................     9,211      237,516
    Worley, Ltd......................................................   152,478    1,431,193
    WPP AUNZ, Ltd....................................................   387,509      142,690
                                                                                ------------
TOTAL AUSTRALIA......................................................            158,572,325
                                                                                ------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG...........................................  12,744 $   245,929
    ANDRITZ AG.......................................................  37,161   1,670,990
    Atrium European Real Estate, Ltd.................................  22,623      90,316
    Austria Technologie & Systemtechnik AG...........................  25,068     466,484
    CA Immobilien Anlagen AG.........................................  14,604     562,735
    DO & CO AG.......................................................   4,008     372,891
    Erste Group Bank AG..............................................  27,781     982,554
    EVN AG...........................................................  32,503     594,922
#   FACC AG..........................................................   8,282     108,152
    Flughafen Wien AG................................................   2,852     116,965
    IMMOFINANZ AG....................................................   4,089     117,559
    Kapsch TrafficCom AG.............................................   2,499      78,785
    Lenzing AG.......................................................   4,527     476,841
    Mayr Melnhof Karton AG...........................................   3,325     408,518
    Oberbank AG......................................................     847      90,506
#   Oesterreichische Post AG.........................................  16,719     616,174
    OMV AG...........................................................  26,129   1,527,543
    Palfinger AG.....................................................   8,726     249,267
#   POLYTEC Holding AG...............................................   8,231      74,932
#   Porr AG..........................................................   6,557     155,286
    Raiffeisen Bank International AG.................................  91,287   2,249,246
#   Rosenbauer International AG......................................   1,017      43,140
    S IMMO AG........................................................  15,940     403,706
    Schoeller-Bleckmann Oilfield Equipment AG........................   5,463     312,249
*   Semperit AG Holding..............................................   6,249      85,054
    Strabag SE.......................................................  15,023     498,891
    Telekom Austria AG...............................................  82,988     643,025
    UBM Development AG...............................................   2,512     125,057
    UNIQA Insurance Group AG......................................... 102,669     987,342
    Verbund AG.......................................................   4,978     269,683
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............  27,294     740,388
    Voestalpine AG...................................................  29,355     736,595
    Wienerberger AG..................................................  13,837     374,783
*   Zumtobel Group AG................................................  14,899     118,414
                                                                              -----------
TOTAL AUSTRIA........................................................          16,594,922
                                                                              -----------
BELGIUM -- (1.4%)
    Ackermans & van Haaren NV........................................  16,190   2,481,860
    Ageas............................................................  84,715   4,885,560
*   AGFA-Gevaert NV.................................................. 178,838     816,052
    Anheuser-Busch InBev SA..........................................  27,589   2,226,912
#   Anheuser-Busch InBev SA/NV, Sponsored ADR........................   6,428     519,190
    Atenor...........................................................   2,049     171,052
    Banque Nationale de Belgique.....................................      69     172,412
    Barco NV.........................................................   4,206     916,001
    Bekaert SA.......................................................  38,406   1,071,824
    bpost SA.........................................................  84,593     966,750
    Cie d'Entreprises CFE............................................   7,777     749,672
    Colruyt SA.......................................................  11,843     658,761
    Deceuninck NV....................................................  56,289     117,255
    D'ieteren SA.....................................................  26,398   1,667,257
    Econocom Group SA................................................ 105,654     275,504
    Elia System Operator SA..........................................   3,076     265,313
#   Euronav NV....................................................... 125,013   1,409,836
*   Euronav NV.......................................................  23,657     263,302
    EVS Broadcast Equipment SA.......................................   8,451     207,601
*   Exmar NV.........................................................  35,842     223,952
    Fagron...........................................................  23,629     448,666
*   Galapagos NV, Sponsored ADR......................................     877     161,342

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BELGIUM -- (Continued)
    Gimv NV..........................................................  12,616 $   757,608
    Immobel SA.......................................................   1,566     118,752
    KBC Group NV.....................................................  47,403   3,333,108
    Kinepolis Group NV...............................................   8,679     577,343
    Lotus Bakeries NV................................................     113     318,779
#   Melexis NV.......................................................  10,065     706,259
#*  Nyrstar NV.......................................................  67,523      14,613
    Ontex Group NV...................................................  50,527     916,590
    Orange Belgium SA................................................  29,651     652,878
#*  Oxurion NV.......................................................  34,733     100,766
    Picanol..........................................................   1,255      97,531
    Proximus SADP....................................................  32,868   1,010,059
    Recticel SA......................................................  42,061     368,061
    Resilux..........................................................     847     127,006
    Roularta Media Group NV..........................................   1,845      25,813
    Sioen Industries NV..............................................   8,233     203,917
#   Sipef NV.........................................................   5,228     265,243
    Solvay SA........................................................  49,531   5,385,305
*   Telenet Group Holding NV.........................................   8,657     425,327
    TER Beke SA......................................................     539      64,127
*   Tessenderlo Group SA.............................................  27,512     910,205
    UCB SA...........................................................  15,704   1,265,724
    Umicore SA.......................................................  14,182     585,433
    Van de Velde NV..................................................   3,155      85,182
*   Viohalco SA......................................................  25,814     104,916
                                                                              -----------
TOTAL BELGIUM........................................................          39,096,619
                                                                              -----------
CANADA -- (8.8%)
#*  5N Plus, Inc.....................................................  52,215      87,217
    Absolute Software Corp...........................................  14,551      85,731
    Acadian Timber Corp..............................................   7,976      99,011
#*  Advantage Oil & Gas, Ltd......................................... 334,774     482,933
    Aecon Group, Inc.................................................  63,335     875,178
#*  Africa Oil Corp.................................................. 329,400     290,110
#   AG Growth International, Inc.....................................  10,160     330,310
    AGF Management, Ltd., Class B.................................... 156,112     688,642
#   Agnico Eagle Mines, Ltd..........................................   5,163     317,370
#*  Aimia, Inc.......................................................  54,074     149,852
*   Air Canada.......................................................  18,500     658,758
    AirBoss of America Corp..........................................  12,431      74,373
#   AKITA Drilling, Ltd., Class A....................................  22,337      19,503
*   Alacer Gold Corp................................................. 319,021   1,579,240
    Alamos Gold, Inc., Class A....................................... 343,270   1,868,684
    Alamos Gold, Inc., Class A.......................................  61,980     337,171
#   Alaris Royalty Corp..............................................  38,823     577,142
#   Alcanna, Inc.....................................................  27,455      94,220
    Algoma Central Corp..............................................   4,796      47,884
    Algonquin Power & Utilities Corp.................................  24,863     341,486
#*  Alio Gold, Inc...................................................  16,660      10,119
#   AltaGas, Ltd..................................................... 130,427   1,897,336
    Altius Minerals Corp.............................................  16,500     131,915
    Altus Group, Ltd.................................................  11,466     317,750
#*  Americas Gold & Silver Corp......................................  27,100      84,771
#*  Amerigo Resources, Ltd...........................................  77,500      43,543
    Andrew Peller, Ltd., Class A.....................................  14,100     139,919
#   ARC Resources, Ltd............................................... 320,716   1,358,739
*   Argonaut Gold, Inc............................................... 172,203     281,100
*   Aritzia, Inc.....................................................  14,700     209,490
#*  Asanko Gold, Inc................................................. 123,493     110,638

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Atco, Ltd., Class I..............................................   6,000 $  210,918
#*  Athabasca Oil Corp............................................... 419,433    128,973
*   ATS Automation Tooling Systems, Inc..............................  18,045    244,966
#*  Aurora Cannabis, Inc.............................................  28,300    101,417
#*  Aurora Cannabis, Inc............................................. 125,929    452,085
#   AutoCanada, Inc..................................................  31,919    200,902
*   B2Gold Corp...................................................... 773,826  2,720,230
#   Badger Daylighting, Ltd..........................................  20,326    602,172
    Bank of Montreal, (2073174)......................................  50,694  3,750,849
#   Bank of Montreal, (2076009)......................................  44,007  3,257,674
#   Bank of Nova Scotia (The)........................................  73,643  4,221,953
    Barrick Gold Corp................................................  90,301  1,567,625
    Barrick Gold Corp................................................  45,774    771,192
#*  Bausch Health Cos., Inc..........................................  70,628  1,754,400
*   Baytex Energy Corp............................................... 320,770    358,008
*   Baytex Energy Corp...............................................  31,128     34,863
    BCE, Inc.........................................................   2,100     99,619
#   BCE, Inc.........................................................   1,072     50,866
    Birchcliff Energy, Ltd........................................... 238,254    363,595
#   Bird Construction, Inc...........................................  22,559    105,336
*   Black Diamond Group, Ltd.........................................  31,657     41,101
*   BlackBerry, Ltd..................................................  93,017    488,708
#*  BlackBerry, Ltd..................................................  69,340    364,728
*   Bombardier, Inc., Class A........................................   9,900     12,853
*   Bombardier, Inc., Class B........................................ 114,760    144,637
#   Bonavista Energy Corp............................................ 587,657    218,626
#   Bonterra Energy Corp.............................................  25,174     61,927
    Boralex, Inc., Class A...........................................  33,304    551,232
    Bridgemarq Real Estate Services..................................   1,900     21,422
#   Brookfield Asset Management, Inc., Class A.......................  11,900    657,475
    BRP, Inc.........................................................   9,500    426,205
    CAE, Inc.........................................................  16,827    421,985
    CAE, Inc.........................................................   4,303    107,962
#*  Calfrac Well Services, Ltd....................................... 114,532     97,393
    Calian Group, Ltd................................................   3,733    100,389
    Cameco Corp......................................................  68,296    609,795
#   Cameco Corp...................................................... 103,997    928,693
    Canaccord Genuity Group, Inc.....................................  77,666    316,064
*   Canacol Energy, Ltd..............................................  82,319    303,125
#*  Canada Goose Holdings, Inc.......................................   3,170    132,601
    Canadian Imperial Bank of Commerce...............................  13,342  1,137,681
    Canadian Imperial Bank of Commerce...............................  26,962  2,298,780
    Canadian Natural Resources, Ltd..................................   7,504    189,210
    Canadian Natural Resources, Ltd.................................. 220,479  5,560,480
#   Canadian Tire Corp., Ltd., Class A...............................   8,816    950,409
    Canadian Western Bank............................................ 101,318  2,565,451
*   Canfor Corp......................................................  70,590    853,233
#   Canfor Pulp Products, Inc........................................  30,049    197,574
#   CanWel Building Materials Group, Ltd.............................  55,021    189,238
    Capital Power Corp...............................................  23,284    558,102
#*  Capstone Mining Corp............................................. 369,485    140,265
#   Cardinal Energy, Ltd............................................. 103,611    151,038
#   Cargojet, Inc....................................................   1,500    112,064
    Cascades, Inc....................................................  76,872    727,806
    CCL Industries, Inc., Class B....................................  27,170  1,118,279
*   Celestica, Inc...................................................  81,593    589,101
*   Celestica, Inc...................................................  21,177    153,389
    Cenovus Energy, Inc.............................................. 103,049    877,845
    Cenovus Energy, Inc..............................................  70,959    602,442

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CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
*   Centerra Gold, Inc............................................... 237,824 $2,027,757
*   Centerra Gold, Inc...............................................     935      7,994
    Cervus Equipment Corp............................................   7,336     45,951
#   CES Energy Solutions Corp........................................ 117,152    156,547
*   CGI, Inc.........................................................     299     23,238
*   CGI, Inc.........................................................     600     46,639
#   Chesswood Group, Ltd.............................................  10,697     88,932
#*  China Gold International Resources Corp., Ltd.................... 280,928    223,957
    CI Financial Corp................................................  32,339    470,685
#   Cineplex, Inc....................................................  32,455    553,196
    Clearwater Seafoods, Inc.........................................  10,558     42,085
    Cogeco Communications, Inc.......................................  12,378  1,069,953
    Cogeco, Inc......................................................   6,264    484,769
    Colliers International Group, Inc................................   4,219    282,687
    Colliers International Group, Inc................................   5,285    353,831
    Computer Modelling Group, Ltd....................................  45,922    244,411
#   Constellation Software, Inc......................................   1,092  1,078,511
*   Continental Gold, Inc............................................ 107,950    344,234
#*  Copper Mountain Mining Corp...................................... 202,583    103,053
    Corby Spirit and Wine, Ltd.......................................   4,950     60,132
*   Corridor Resources, Inc..........................................   5,600      3,189
    Corus Entertainment, Inc., Class B............................... 425,905  1,636,231
    Cott Corp........................................................  10,709    137,611
    Cott Corp........................................................  50,909    653,998
    Crescent Point Energy Corp....................................... 244,457    892,749
#   Crescent Point Energy Corp....................................... 300,815  1,100,984
#*  Crew Energy, Inc................................................. 221,085     80,572
*   CRH Medical Corp.................................................  23,040     69,272
*   Delphi Energy Corp............................................... 397,454     18,106
#*  Denison Mines Corp............................................... 414,890    192,152
*   Detour Gold Corp................................................. 159,835  2,654,006
#*  DHX Media, Ltd...................................................  98,498    142,090
#*  DIRTT Environmental Solutions....................................  26,200    118,955
#   Dollarama, Inc...................................................  14,598    491,107
    Dorel Industries, Inc., Class B..................................  31,018    117,516
    DREAM Unlimited Corp., Class A...................................  44,042    337,396
*   Dundee Precious Metals, Inc...................................... 125,315    436,714
    ECN Capital Corp................................................. 226,055    746,594
    E-L Financial Corp., Ltd.........................................     275    153,673
*   Eldorado Gold Corp............................................... 144,542  1,217,042
    Element Fleet Management Corp.................................... 274,446  2,333,760
    Empire Co., Ltd., Class A........................................  42,851  1,137,726
    Enbridge, Inc....................................................     606     22,065
    Encana Corp...................................................... 233,842    916,122
#   Encana Corp...................................................... 302,719  1,189,686
#*  Endeavour Mining Corp............................................  35,369    640,455
#*  Endeavour Silver Corp............................................   7,980     19,812
    Enerflex, Ltd....................................................  97,431    763,410
#*  Energy Fuels, Inc................................................  50,805    101,449
#*  Energy Fuels, Inc................................................   2,144      4,309
#   Enerplus Corp....................................................  28,093    169,569
#   Enerplus Corp.................................................... 201,890  1,217,397
    Enghouse Systems, Ltd............................................  21,432    624,361
    Ensign Energy Services, Inc...................................... 103,067    209,718
#   Equitable Group, Inc.............................................  11,835  1,018,254
#*  Essential Energy Services Trust.................................. 168,421     36,444
    Evertz Technologies, Ltd.........................................  13,926    189,261
#   Exchange Income Corp.............................................  14,690    435,090
    Exco Technologies, Ltd...........................................  24,917    144,534

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
#*  EXFO, Inc........................................................      48 $      196
#   Extendicare, Inc.................................................  52,304    353,829
    Fairfax Financial Holdings, Ltd..................................   4,383  1,856,893
    Fiera Capital Corp...............................................  26,571    211,826
    Finning International, Inc.......................................  69,069  1,176,234
    Firm Capital Mortgage Investment Corp............................  28,200    304,460
    First Capital Realty, Inc........................................  11,008    182,199
#*  First Majestic Silver Corp.......................................  71,734    766,847
#*  First Majestic Silver Corp.......................................  26,297    280,589
*   First Mining Gold Corp........................................... 344,000     58,765
    First National Financial Corp....................................   8,600    280,050
    First Quantum Minerals, Ltd...................................... 170,930  1,444,424
    FirstService Corp................................................   4,382    382,592
    FirstService Corp................................................   4,219    368,246
#*  Fission Uranium Corp............................................. 337,775     74,372
#*  Fortuna Silver Mines, Inc........................................ 128,492    409,738
#   Franco-Nevada Corp...............................................   3,108    301,573
#   Freehold Royalties, Ltd..........................................  68,342    335,717
    Frontera Energy Corp.............................................  18,990    152,255
    Gamehost, Inc....................................................  12,082     74,486
*   Gear Energy, Ltd................................................. 139,903     41,426
*   Genesis Land Development Corp....................................  10,800     19,926
#   Genworth MI Canada, Inc..........................................  42,303  1,708,693
    George Weston, Ltd...............................................   8,430    674,925
#   Gibson Energy, Inc...............................................  17,300    301,578
    Gildan Activewear, Inc...........................................  13,046    333,306
*   Glacier Media, Inc...............................................   3,000      1,549
    GMP Capital, Inc.................................................  44,285     76,324
#   goeasy, Ltd......................................................   9,293    424,891
#*  Golden Star Resources, Ltd.......................................  26,556     89,521
    GoldMoney, Inc...................................................  37,900     59,565
#*  Gran Tierra Energy, Inc..........................................   1,100      1,188
*   Gran Tierra Energy, Inc.......................................... 362,792    385,627
*   Great Canadian Gaming Corp.......................................  30,568    966,869
    Great-West Lifeco, Inc...........................................  20,700    503,395
    Guardian Capital Group, Ltd., Class A............................   9,233    182,683
#*  Guyana Goldfields, Inc........................................... 125,851     50,642
*   Heroux-Devtek, Inc...............................................  28,896    367,699
#   High Arctic Energy Services, Inc.................................  20,900     35,862
    High Liner Foods, Inc............................................  15,514    109,544
#*  Home Capital Group, Inc..........................................  77,691  1,599,122
    Horizon North Logistics, Inc..................................... 139,678    102,868
    Hudbay Minerals, Inc.............................................   3,790     13,796
    Hudbay Minerals, Inc............................................. 481,444  1,747,249
    Husky Energy, Inc................................................ 167,608  1,170,753
    IA Financial Crop., Inc..........................................  67,623  3,256,645
*   IAMGOLD Corp..................................................... 330,126  1,240,698
*   IBI Group, Inc...................................................  12,400     46,697
    IGM Financial, Inc...............................................   7,000    197,548
#*  Imperial Metals Corp.............................................  48,966     67,662
    Imperial Oil, Ltd................................................  71,118  1,771,066
    Imperial Oil, Ltd................................................  13,622    338,779
*   Indigo Books & Music, Inc........................................   5,542     16,999
    Information Services Corp........................................   7,500     92,077
    Innergex Renewable Energy, Inc...................................  49,695    620,298
    Intact Financial Corp............................................   3,600    371,452
#   Inter Pipeline, Ltd..............................................  28,078    471,342
*   Interfor Corp....................................................  59,612    710,583
*   Intertain Group, Ltd. (The)......................................   9,352     92,235

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CANADA -- (Continued)
    Intertape Polymer Group, Inc.....................................    36,164 $  465,676
    Invesque, Inc....................................................     6,700     48,441
*   IPL Plastics, Inc................................................     1,700     11,436
*   Ivanhoe Mines, Ltd., Class A.....................................   382,227    948,965
#   Jamieson Wellness, Inc...........................................     2,700     48,707
#   Just Energy Group, Inc...........................................    29,108     67,405
    Just Energy Group, Inc...........................................     2,300      5,290
    K-Bro Linen, Inc.................................................     4,928    135,444
*   Kelt Exploration, Ltd............................................   132,053    288,749
    Keyera Corp......................................................    29,600    686,120
*   Kinaxis, Inc.....................................................     3,542    226,192
*   Kinross Gold Corp................................................   886,903  4,309,604
*   Kinross Gold Corp................................................    73,944    358,628
    Kirkland Lake Gold, Ltd..........................................    68,947  3,237,698
#*  Knight Therapeutics, Inc.........................................    94,043    598,345
    KP Tissue, Inc...................................................     5,500     35,829
    Labrador Iron Ore Royalty Corp...................................    15,951    270,190
    Lassonde Industries, Inc., Class A...............................       600     79,616
#   Laurentian Bank of Canada........................................    29,217  1,004,882
#*  Leagold Mining Corp..............................................    64,946    128,206
    Leon's Furniture, Ltd............................................    21,738    259,945
*   Lightstream Resources, Ltd.......................................   116,588          0
    Linamar Corp.....................................................    50,928  1,660,738
    Loblaw Cos., Ltd.................................................     8,993    479,570
    Lucara Diamond Corp..............................................   293,275    240,481
*   Lundin Gold, Inc.................................................    29,100    174,543
    Lundin Mining Corp...............................................   276,416  1,395,616
    Magellan Aerospace Corp..........................................    16,036    195,534
    Magna International, Inc.........................................    50,444  2,712,356
    Magna International, Inc.........................................    91,616  4,926,192
*   Mainstreet Equity Corp...........................................     1,005     49,269
*   Major Drilling Group International, Inc..........................    81,529    345,404
*   Mandalay Resources Corp..........................................     2,837      1,723
    Manulife Financial Corp..........................................    24,401    454,450
    Manulife Financial Corp..........................................   211,244  3,933,363
    Maple Leaf Foods, Inc............................................    36,654    639,240
    Martinrea International, Inc.....................................    83,175    678,232
*   Mav Beauty Brands, Inc...........................................     7,900     35,508
*   Maxim Power Corp.................................................     2,200      2,673
    Mediagrif Interactive Technologies, Inc..........................     5,000     26,346
#   Medical Facilities Corp..........................................    32,241    191,424
*   MEG Energy Corp..................................................   190,389    731,431
    Melcor Developments, Ltd.........................................     6,353     60,293
    Methanex Corp....................................................    15,900    602,512
    Methanex Corp....................................................     2,714    102,942
    Metro, Inc.......................................................    23,451    991,755
    Morguard Corp....................................................       800    121,479
    Morneau Shepell, Inc.............................................    15,425    371,366
    MTY Food Group, Inc..............................................     6,374    254,672
#   Mullen Group, Ltd................................................    76,251    474,723
    National Bank of Canada..........................................    56,678  2,927,065
    Neo Performance Materials, Inc...................................     2,600     23,807
*   New Gold, Inc.................................................... 1,136,582  1,182,232
    NFI Group, Inc...................................................    36,846    810,439
    Norbord, Inc.....................................................     4,916    141,908
    Norbord, Inc.....................................................     5,786    167,042
    North American Construction Group, Ltd...........................    12,646    146,325
#   North American Construction Group, Ltd...........................    11,011    127,177
    North West Co., Inc. (The).......................................    28,608    612,082

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Northland Power, Inc.............................................  52,350 $1,045,331
    Nutrien, Ltd.....................................................  14,377    687,795
    Nutrien, Ltd.....................................................  24,983  1,193,950
*   NuVista Energy, Ltd.............................................. 144,490    207,339
#*  Obsidian Energy, Ltd.............................................  55,877     33,515
    OceanaGold Corp.................................................. 555,773  1,333,416
    Onex Corp........................................................  29,635  1,742,190
    Open Text Corp...................................................  12,400    501,046
    Open Text Corp...................................................   2,580    103,871
*   Orbite Technologies, Inc......................................... 121,500        121
    Osisko Gold Royalties, Ltd.......................................  59,371    584,197
    Osisko Gold Royalties, Ltd.......................................   8,457     83,217
#*  Osisko Mining, Inc...............................................  15,400     32,622
#*  Painted Pony Energy, Ltd......................................... 227,952    105,573
    Pan American Silver Corp.........................................  20,322    345,158
#   Pan American Silver Corp......................................... 118,028  2,012,371
#*  Paramount Resources, Ltd., Class A...............................  48,237    188,245
*   Parex Resources, Inc............................................. 114,530  1,552,168
    Park Lawn Corp...................................................  11,234    251,616
    Parkland Fuel Corp...............................................  24,508    814,080
    Pason Systems, Inc...............................................  39,378    422,751
    Pembina Pipeline Corp............................................   8,954    315,223
    Pembina Pipeline Corp............................................      82      2,883
#*  Pengrowth Energy Corp............................................ 402,204     61,074
#   Peyto Exploration & Development Corp............................. 143,154    285,852
*   PHX Energy Services Corp.........................................  34,852     63,771
    Pinnacle Renewable Energy, Inc...................................   6,000     32,936
    Pizza Pizza Royalty Corp.........................................  20,206    143,901
    Polaris Infrastructure, Inc......................................  13,640    136,700
#   PrairieSky Royalty, Ltd..........................................  56,568    552,323
*   Precision Drilling Corp.......................................... 220,292    234,157
*   Precision Drilling Corp..........................................  59,993     62,993
#*  Premier Gold Mines, Ltd.......................................... 154,180    264,556
    Premium Brands Holdings Corp.....................................  14,439    952,551
*   Pretium Resources, Inc...........................................  36,986    372,640
*   Pulse Seismic, Inc...............................................  33,004     60,390
#   Quarterhill, Inc................................................. 179,331    226,019
    Quebecor, Inc., Class B..........................................  32,000    743,937
#*  Questerre Energy Corp., Class A..................................  62,560      9,025
*   Real Matters, Inc................................................   4,900     41,146
    Recipe Unlimited Corp............................................   9,811    176,242
    Reitmans Canada, Ltd., Class A...................................  33,999     50,595
    Richelieu Hardware, Ltd..........................................  26,280    539,527
    Ritchie Bros Auctioneers, Inc....................................   1,000     41,143
    Ritchie Bros Auctioneers, Inc....................................     627     25,782
    Rocky Mountain Dealerships, Inc..................................  13,878     68,278
    Rogers Sugar, Inc................................................  87,367    360,187
    Royal Bank of Canada.............................................  24,200  1,952,022
    Royal Bank of Canada.............................................  21,014  1,694,989
    Russel Metals, Inc...............................................  67,961  1,115,570
*   Sabina Gold & Silver Corp........................................ 168,500    227,720
#*  Sandstorm Gold, Ltd.............................................. 128,634    918,047
    Saputo, Inc......................................................  11,022    319,672
#   Savaria Corp.....................................................   5,800     59,669
    Secure Energy Services, Inc...................................... 154,863    498,534
*   SEMAFO, Inc...................................................... 310,474  1,001,833
#*  Seven Generations Energy, Ltd., Class A.......................... 216,978  1,215,775
    Shaw Communications, Inc., Class B...............................   4,911    100,226
    Shaw Communications, Inc., Class B...............................  25,171    514,495

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    ShawCor, Ltd.....................................................  46,441 $  467,548
    Sienna Senior Living, Inc........................................  20,011    288,519
#*  Sierra Wireless, Inc.............................................   8,700     95,977
#*  Sierra Wireless, Inc.............................................  19,531    216,013
#   Sleep Country Canada Holdings, Inc...............................  20,571    342,824
    SNC-Lavalin Group, Inc...........................................   6,173    111,593
*   Southern Pacific Resource Corp................................... 135,301          0
#*  Spin Master Corp.................................................   5,494    155,422
#   Sprott, Inc......................................................  76,058    175,551
*   SSR Mining, Inc..................................................  85,329  1,262,022
#*  SSR Mining, Inc..................................................  20,715    306,375
    Stantec, Inc.....................................................  13,024    277,864
    Stantec, Inc.....................................................   4,216     90,180
*   Stars Group, Inc. (The)..........................................  31,674    689,224
*   Stars Group, Inc. (The)..........................................  71,356  1,552,707
    Stella-Jones, Inc................................................  17,350    481,074
#*  STEP Energy Services, Ltd........................................  17,087     14,660
*   Strad, Inc.......................................................   4,059      5,023
#   Stuart Olson, Inc................................................  25,950     52,605
    Sun Life Financial, Inc..........................................  38,619  1,733,221
    Suncor Energy, Inc., (B3NB0P5)................................... 163,438  4,852,474
    Suncor Energy, Inc., (B3NB1P2)................................... 100,053  2,974,764
#*  SunOpta, Inc.....................................................  44,288     84,590
*   SunOpta, Inc.....................................................  18,909     35,891
    Superior Plus Corp............................................... 132,381  1,195,057
    Supremex, Inc....................................................  12,500     23,062
#   Surge Energy, Inc................................................ 259,984    189,496
*   Tamarack Valley Energy, Ltd...................................... 194,288    250,770
*   Taseko Mines, Ltd................................................ 274,729    108,465
    TC Energy Corp...................................................   5,300    267,153
    TC Energy Corp...................................................   5,728    288,290
#   Teck Resources, Ltd., Class A....................................   1,200     19,133
    Teck Resources, Ltd., Class B....................................  10,991    173,740
    Teck Resources, Ltd., Class B.................................... 260,318  4,120,834
    TELUS Corp.......................................................  10,600    377,048
*   Teranga Gold Corp................................................  99,844    404,045
#*  Tervita Corp.....................................................  12,225     64,972
    TFI International, Inc...........................................  52,527  1,673,797
    Thomson Reuters Corp.............................................   5,324    357,776
    Tidewater Midstream and Infrastructure, Ltd......................  98,700     70,441
#   Timbercreek Financial Corp.......................................  37,372    274,097
#*  TMAC Resources, Inc..............................................  24,198     74,775
    TMX Group, Ltd...................................................  23,886  2,087,010
    TORC Oil & Gas, Ltd.............................................. 165,546    422,317
*   Torex Gold Resources, Inc........................................  81,551  1,193,148
    Toromont Industries, Ltd.........................................  18,741    967,713
    Toronto-Dominion Bank (The)......................................  41,258  2,355,944
    Toronto-Dominion Bank (The)......................................  11,335    646,888
    Total Energy Services, Inc.......................................  38,348    163,629
    Tourmaline Oil Corp.............................................. 154,791  1,328,022
    TransAlta Corp................................................... 151,953    897,574
    TransAlta Corp................................................... 125,991    742,087
#   TransAlta Renewables, Inc........................................  30,843    332,058
    Transcontinental, Inc., Class A..................................  62,632    715,196
    TransGlobe Energy Corp...........................................  67,575     77,472
#*  Trevali Mining Corp.............................................. 532,871     82,939
#*  Trican Well Service, Ltd......................................... 269,502    175,971
    Tricon Capital Group, Inc........................................  34,103    276,014
*   Trisura Group, Ltd...............................................   5,500    131,748

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CANADA -- (Continued)
*   Turquoise Hill Resources, Ltd.................................... 377,373 $    154,720
*   Turquoise Hill Resources, Ltd....................................  17,904        7,477
    Uni-Select, Inc..................................................  36,520      295,299
#   Vermilion Energy, Inc............................................  19,058      251,772
    Vermilion Energy, Inc............................................  18,044      238,722
    Wajax Corp.......................................................  21,809      253,343
    Waste Connections, Inc...........................................   3,673      339,385
#*  Wesdome Gold Mines Ltd...........................................  65,176      398,350
    West Fraser Timber Co., Ltd......................................  32,370    1,496,722
#   Western Forest Products, Inc..................................... 347,465      342,954
    WestJet Airlines, Ltd............................................   4,300       99,999
#   Westshore Terminals Investment Corp..............................  29,089      504,436
    Wheaton Precious Metals Corp.....................................  16,588      465,625
#   Whitecap Resources, Inc.......................................... 425,020    1,184,286
    Winpak, Ltd......................................................  12,777      452,448
    WSP Global, Inc..................................................   9,685      604,292
    Yamana Gold, Inc................................................. 782,730    2,858,500
    Yamana Gold, Inc.................................................   6,868       25,000
*   Yangarra Resources, Ltd..........................................  77,500       60,018
#*  Yellow Pages, Ltd................................................  19,713      129,764
                                                                              ------------
TOTAL CANADA.........................................................          237,775,549
                                                                              ------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd...................................... 320,500      122,638
    China Flavors & Fragrances Co., Ltd.............................. 220,437       48,630
*   China Medical & HealthCare Group, Ltd............................ 620,000       12,963
*   Hanfeng Evergreen, Inc...........................................   5,700            0
                                                                              ------------
TOTAL CHINA..........................................................              184,231
                                                                              ------------
DENMARK -- (1.5%)
*   Agat Ejendomme A.S............................................... 105,826       56,514
*   ALK-Abello A.S...................................................   4,757    1,021,798
    Alm Brand A.S....................................................  48,549      395,463
#   Ambu A.S., Class B...............................................  34,603      543,947
    AP Moller - Maersk A.S., Class A.................................     279      335,148
    AP Moller - Maersk A.S., Class B.................................     427      544,682
#*  Bang & Olufsen A.S...............................................  23,305      135,558
    BankNordik P/F...................................................   3,257       53,019
#*  Bavarian Nordic A.S..............................................  24,043      566,141
    Brodrene Hartmann A.S............................................   1,905       75,928
    Carlsberg A.S., Class B..........................................  10,040    1,413,874
    Chr Hansen Holding A.S...........................................  18,181    1,395,859
    Columbus A.S.....................................................  64,216       85,550
    D/S Norden A.S...................................................  18,715      273,757
    Danske Bank A.S..................................................  66,651      952,478
#*  Demant A.S.......................................................  15,785      416,964
    DFDS A.S.........................................................  27,847    1,096,899
*   Drilling Co. of 1972 A.S.........................................   1,632       92,124
    DSV Panalpina A.S................................................  17,442    1,695,136
    FLSmidth & Co. A.S...............................................  27,605      989,457
*   Genmab A.S.......................................................   1,887      412,299
    GN Store Nord A.S................................................  71,938    3,164,765
    H Lundbeck A.S...................................................  21,352      729,610
*   H+H International A.S., Class B..................................  15,858      246,597
*   Harboes Bryggeri A.S., Class B...................................   1,400       13,795
    ISS A.S..........................................................  99,612    2,607,963
    Jeudan A.S.......................................................     223       37,294
*   Jyske Bank A.S...................................................  41,816    1,391,015

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
DENMARK -- (Continued)
    Matas A.S........................................................  28,199 $   216,149
*   Nilfisk Holding A.S..............................................  23,675     400,200
*   NKT A.S..........................................................  15,928     279,442
    NNIT A.S.........................................................   7,025     100,503
    Novo Nordisk A.S., Class B.......................................  22,932   1,261,001
    Novozymes A.S., Class B..........................................   9,977     470,311
    Pandora A.S......................................................  45,178   2,223,030
    Parken Sport & Entertainment A.S.................................   3,780      57,055
    Per Aarsleff Holding A.S.........................................  19,699     614,789
    Ringkjoebing Landbobank A.S......................................  24,733   1,707,831
    Rockwool International A.S., Class A.............................   1,204     226,612
    Rockwool International A.S., Class B.............................   6,306   1,239,370
    Royal Unibrew A.S................................................  32,337   2,652,901
    RTX A.S..........................................................   6,404     148,698
    Scandinavian Tobacco Group A.S., Class A.........................  47,327     559,255
    Schouw & Co., A.S................................................  10,808     775,558
    SimCorp A.S......................................................  17,341   1,551,634
    Solar A.S., Class B..............................................   5,195     218,095
    Spar Nord Bank A.S...............................................  75,292     735,497
    Sydbank A.S......................................................  42,354     830,831
    Tivoli A.S.......................................................     178      18,223
    Topdanmark A.S...................................................  39,782   1,781,770
*   TORM P.L.C.......................................................  13,776     131,481
    Tryg A.S.........................................................  13,001     363,391
    United International Enterprises.................................   1,211     229,477
    Vestas Wind Systems A.S..........................................  10,823     881,726
#*  Vestjysk Bank A.S................................................ 366,659     202,971
*   Zealand Pharma A.S...............................................  12,208     364,311
                                                                              -----------
TOTAL DENMARK........................................................          40,985,746
                                                                              -----------
FINLAND -- (1.9%)
#*  Afarak Group Oyj.................................................  19,601      12,474
#   Ahlstrom-Munksjo Oyj.............................................  18,087     271,241
    Aktia Bank Oyj...................................................  38,736     377,286
    Alandsbanken Abp, Class B........................................       5          91
    Alma Media Oyj...................................................  15,120     119,530
    Apetit Oyj.......................................................   2,895      25,112
    Aspo Oyj.........................................................  13,169     120,460
    Atria Oyj........................................................  10,467      99,224
#*  BasWare Oyj......................................................     992      22,275
#   Bittium Oyj......................................................  20,817     140,768
    Cargotec Oyj, Class B............................................  35,571   1,247,926
    Caverion Oyj.....................................................   6,883      51,459
    Citycon Oyj......................................................  14,037     147,103
    Cramo Oyj........................................................  29,972     317,991
    Digia Oyj........................................................   5,011      21,415
    Elisa Oyj........................................................  45,138   2,465,859
    Finnair Oyj......................................................  55,961     365,460
#   Fiskars Oyj Abp..................................................  25,405     340,603
    Fortum Oyj.......................................................  51,172   1,250,522
*   F-Secure Oyj.....................................................  41,859     133,799
    Glaston Oyj ABP..................................................     650         798
*   HKScan Oyj, Class A..............................................  27,319      54,273
    Huhtamaki Oyj....................................................  51,299   2,375,425
    Ilkka-Yhtyma Oyj.................................................   7,050      29,755
    Kemira Oyj.......................................................  94,644   1,537,463
    Kesko Oyj, Class A...............................................   3,096     190,757
    Kesko Oyj, Class B...............................................  30,173   2,010,368
    Kone Oyj, Class B................................................  18,181   1,157,690

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINLAND -- (Continued)
    Konecranes Oyj...................................................  38,562 $ 1,190,886
    Lassila & Tikanoja Oyj...........................................  29,795     480,788
#   Metsa Board Oyj.................................................. 125,806     833,681
    Metso Oyj........................................................  55,305   2,093,670
#   Neste Oyj........................................................  41,742   1,508,241
    Nokia Oyj........................................................ 106,747     391,869
    Nokia Oyj........................................................ 143,713     528,094
    Nokian Renkaat Oyj...............................................  61,125   1,746,900
    Nordea Bank Abp.................................................. 212,648   1,556,442
    Nordea Bank Abp..................................................   2,935      21,481
    Olvi Oyj, Class A................................................   9,261     393,397
    Oriola Oyj, Class B.............................................. 109,357     251,553
    Orion Oyj, Class A...............................................   9,202     404,787
    Orion Oyj, Class B...............................................  53,221   2,361,128
#   Outokumpu Oyj.................................................... 213,939     607,886
*   Outotec Oyj......................................................  92,196     594,220
    Pihlajalinna Oyj.................................................   9,285     110,419
#   Ponsse Oyj.......................................................   6,228     194,276
*   QT Group Oyj.....................................................   2,279      38,897
    Raisio Oyj, Class V..............................................  91,359     318,751
    Revenio Group Oyj................................................  10,609     313,141
    Sampo Oyj, Class A...............................................  30,591   1,253,614
#   Sanoma Oyj.......................................................  54,868     574,074
*   SRV Group Oyj....................................................  11,475      16,764
*   Stockmann Oyj Abp, Class A.......................................   2,666       7,378
#*  Stockmann Oyj Abp, Class B.......................................  27,220      65,532
    Stora Enso Oyj, Class R.......................................... 257,106   3,340,248
    Tieto Oyj........................................................  29,564     841,474
#   Tikkurila Oyj....................................................  30,785     491,372
    Tokmanni Group Corp..............................................  23,175     296,729
    UPM-Kymmene Oyj.................................................. 265,292   8,640,414
#   Uponor Oyj.......................................................  56,120     734,110
    Vaisala Oyj, Class A.............................................   9,648     289,165
    Valmet Oyj.......................................................  61,016   1,365,569
    Wartsila Oyj Abp.................................................  54,226     572,884
    YIT Oyj.......................................................... 160,184     962,098
                                                                              -----------
TOTAL FINLAND........................................................          50,279,059
                                                                              -----------
FRANCE -- (7.0%)
    ABC arbitrage....................................................  12,945      96,719
    Accor SA.........................................................   7,050     303,246
    Actia Group......................................................  10,087      45,021
    Aeroports de Paris...............................................   2,541     483,271
*   Air France-KLM................................................... 149,159   1,778,045
    Air Liquide SA...................................................   7,873   1,046,802
    Akka Technologies................................................   6,256     403,791
    AKWEL............................................................  10,593     210,358
    Albioma SA.......................................................  23,375     606,714
    Alstom SA........................................................  17,042     737,291
    Altamir..........................................................  17,275     320,865
    Alten SA.........................................................   9,761   1,073,729
    Altran Technologies SA........................................... 175,420   2,788,999
    Amundi SA........................................................   3,094     221,120
    Arkema SA........................................................  38,835   3,974,293
    Assystem SA......................................................   5,434     201,818
    Atos SE..........................................................  19,717   1,530,169
    Aubay............................................................   4,684     163,147
    AXA SA, Sponsored ADR............................................  12,088     319,002
    AXA SA........................................................... 114,521   3,031,510

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    Axway Software SA................................................   4,951 $   59,123
    Bastide le Confort Medical.......................................   2,869    122,954
    Beneteau SA......................................................  28,410    265,334
    Bigben Interactive...............................................  15,109    230,085
    BioMerieux.......................................................   7,054    577,617
    BNP Paribas SA...................................................  76,649  4,005,641
    Boiron SA........................................................   5,728    203,437
    Bollore SA....................................................... 139,086    602,570
#*  Bollore SA.......................................................     986      4,201
    Bonduelle SCA....................................................  14,170    368,281
#*  Bourbon Corp.....................................................   9,346     38,307
    Bourbon Corp.....................................................   2,300     35,850
    Bouygues SA......................................................  67,355  2,857,068
    Bureau Veritas SA................................................  24,625    629,577
    Burelle SA.......................................................      44     39,873
    Capgemini SE.....................................................  12,510  1,410,254
    Carrefour SA.....................................................  77,025  1,311,393
#   Casino Guichard Perrachon SA.....................................  18,803  1,015,072
    Catering International Services..................................   1,201     16,681
*   Cegedim SA.......................................................   3,793    117,379
#*  CGG SA........................................................... 729,780  1,701,241
#   Chargeurs SA.....................................................  18,050    306,629
    Cie de Saint-Gobain.............................................. 163,947  6,677,223
    Cie des Alpes....................................................   9,785    292,988
    Cie Generale des Etablissements Michelin SCA.....................  23,837  2,902,326
    Cie Plastic Omnium SA............................................  50,206  1,371,451
    CNP Assurances...................................................  27,569    547,224
*   Coface SA........................................................  88,871    971,601
    Credit Agricole SA...............................................  80,247  1,047,091
    Danone SA........................................................  12,713  1,053,160
    Dassault Aviation SA.............................................     197    273,663
    Derichebourg SA.................................................. 104,134    375,413
#   Devoteam SA......................................................   3,003    255,110
    Edenred..........................................................  21,567  1,136,748
    Eiffage SA.......................................................  35,615  3,825,269
    Electricite de France SA......................................... 116,906  1,207,734
    Electricite de Strasbourg SA.....................................      88     10,652
    Elior Group SA...................................................  83,863  1,086,079
    Elis SA.......................................................... 142,457  2,723,566
    Engie SA......................................................... 211,896  3,548,150
    Eramet...........................................................   7,703    385,968
    EssilorLuxottica SA..............................................   9,379  1,432,120
*   Esso SA Francaise................................................   2,429     59,372
#   Etablissements Maurel et Prom SA.................................  38,191    112,302
#   Eurofins Scientific SE...........................................   2,681  1,359,251
    Euronext NV......................................................  27,881  2,249,219
#   Europcar Mobility Group..........................................  86,085    316,149
    Eutelsat Communications SA....................................... 143,236  2,717,175
    Exel Industries, Class A.........................................   1,036     45,192
    Faurecia SE......................................................  54,695  2,552,514
    Fleury Michon SA.................................................     748     25,040
*   Fnac Darty S.A...................................................  11,703    677,427
*   Fnac Darty SA....................................................   2,700    158,111
    Gaztransport Et Technigaz SA.....................................  12,868  1,174,056
    Getlink SE.......................................................  69,512  1,164,387
    GL Events........................................................   8,638    226,605
    Groupe Crit......................................................   2,385    177,600
    Groupe Gorge.....................................................   2,052     34,398
    Groupe Open......................................................   3,320     41,238

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    Guerbet..........................................................   5,364 $  300,583
#   Haulotte Group SA................................................   6,838     37,388
    HERIGE SADCS.....................................................     700     22,700
    HEXAOM...........................................................   2,572     96,720
*   ID Logistics Group...............................................   1,080    206,477
#   Iliad SA.........................................................  20,074  2,080,377
    Imerys SA........................................................   8,907    344,066
    Ingenico Group SA................................................  34,037  3,639,612
    Ipsen SA.........................................................  11,306  1,205,079
    IPSOS............................................................  36,124  1,088,594
    Jacquet Metal Service SA.........................................  10,665    181,505
    JCDecaux SA......................................................   9,744    266,357
    Kaufman & Broad SA...............................................  16,825    641,863
    Korian SA........................................................  46,898  1,988,797
    Lagardere SCA....................................................  73,908  1,651,516
*   Latecoere SACA...................................................  62,542    268,111
    Laurent-Perrier..................................................   1,337    132,623
    Le Belier........................................................   2,212     63,617
    Lectra...........................................................  17,815    417,114
    Legrand SA.......................................................  13,193  1,030,690
    Linedata Services................................................   3,276     94,282
    LISI.............................................................  16,673    586,056
    LNA Sante SA.....................................................   4,400    232,273
    L'Oreal SA.......................................................     376    109,815
    LVMH Moet Hennessy Louis Vuitton SE..............................   3,114  1,329,851
    Manitou BF SA....................................................   6,527    133,374
    Manutan International............................................   1,396     96,763
    Mersen SA........................................................  16,825    547,766
*   METabolic EXplorer SA............................................  24,334     35,126
    Metropole Television SA..........................................  20,920    368,034
    Natixis SA....................................................... 136,932    629,110
    Nexans SA........................................................  37,794  1,537,918
    Nexity SA........................................................  28,673  1,484,063
#*  Nicox............................................................  10,169     50,813
    NRJ Group........................................................  13,173     90,211
    Oeneo SA.........................................................  19,562    222,206
*   Onxeo SA.........................................................  25,529     15,103
*   Onxeo SA.........................................................   5,700      3,363
    Orange SA........................................................ 201,414  3,241,656
    Orpea............................................................   8,227    990,886
    Pernod Ricard SA.................................................     675    124,695
    Peugeot SA....................................................... 392,822  9,948,654
*   Pierre & Vacances SA.............................................   3,867     64,000
#   Plastivaloire....................................................   8,518     57,627
    PSB Industries SA................................................   1,125     25,481
    Publicis Groupe SA...............................................  27,239  1,172,326
    Quadient.........................................................  34,175    731,901
#   Rallye SA........................................................  22,424    208,875
#*  Recylex SA.......................................................   4,720     18,884
    Renault SA.......................................................  53,306  2,721,747
    Rexel SA......................................................... 240,363  2,979,901
    Robertet SA......................................................     426    384,896
    Rothschild & Co..................................................  17,585    494,564
    Rubis SCA........................................................  19,641  1,138,935
    Samse SA.........................................................     244     47,375
    Sanofi...........................................................  34,624  3,191,885
    Sartorius Stedim Biotech.........................................   5,055    757,296
    Savencia SA......................................................   4,018    266,805
    Schneider Electric SE............................................  19,335  1,797,002

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FRANCE -- (Continued)
    Schneider Electric SE............................................   1,883 $    176,028
    SCOR SE..........................................................  73,877    3,116,067
#   SEB SA...........................................................   7,961    1,209,698
    Seche Environnement SA...........................................   3,171      120,261
    SES SA........................................................... 123,018    2,384,692
    Societe BIC SA...................................................  13,449      934,079
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....     763       46,165
    Societe Generale SA.............................................. 230,457    6,553,944
    Societe Marseillaise du Tunnel Prado-Carenage SA.................   1,651       32,531
    Sodexo SA........................................................   4,548      500,470
*   SOITEC...........................................................   8,180      902,235
#*  Solocal Group.................................................... 195,029      152,645
    Somfy SA.........................................................   2,620      242,571
    Sopra Steria Group...............................................   8,798    1,207,780
    SPIE SA..........................................................  77,345    1,632,401
    Stef SA..........................................................   3,236      314,390
    STMicroelectronics NV............................................ 135,720    3,080,343
    Suez.............................................................  25,747      401,590
    Sword Group......................................................   3,769      128,673
    Synergie SA......................................................   6,895      195,786
    Tarkett SA.......................................................  25,873      421,325
#*  Technicolor SA................................................... 233,452      195,327
    Teleperformance..................................................  18,747    4,253,383
#   Television Francaise 1...........................................  58,887      494,166
    Thales SA........................................................   4,431      433,173
    Thermador Groupe.................................................   3,781      233,886
    Total Gabon......................................................     433       62,819
    Total SA......................................................... 304,258   16,085,571
    Trigano SA.......................................................   5,719      515,785
*   Ubisoft Entertainment SA.........................................  18,028    1,065,441
    Union Financiere de France BQE SA................................   2,287       52,616
    Valeo SA.........................................................  67,026    2,496,094
#*  Vallourec SA..................................................... 203,960      495,419
*   Valneva SE.......................................................   4,729       13,240
    Vetoquinol SA....................................................   2,125      138,481
    Vicat SA.........................................................  16,383      694,713
    VIEL & Cie SA....................................................  15,605       83,365
    Vilmorin & Cie SA................................................   6,503      355,640
#   Vinci SA.........................................................  17,186    1,928,204
*   Virbac SA........................................................   1,862      454,076
    Vivendi SA.......................................................  29,520      822,073
    Vranken-Pommery Monopole SA......................................   1,795       43,457
*   Worldline SA.....................................................   3,042      185,097
    XPO Logistics Europe SADIR.......................................      27        8,971
                                                                              ------------
TOTAL FRANCE.........................................................          187,928,027
                                                                              ------------
GERMANY -- (6.4%)
#   1&1 Drillisch AG.................................................  21,286      570,099
    7C Solarparken AG................................................   2,844       10,978
    Aareal Bank AG...................................................  41,647    1,398,160
*   Adler Modemaerkte AG.............................................   4,316       16,396
#*  ADLER Real Estate AG.............................................  12,044      138,835
    ADO Properties SA................................................   5,914      241,217
*   ADVA Optical Networking SE.......................................  42,913      302,806
#*  AIXTRON SE.......................................................   6,081       55,594
    All for One Group AG.............................................     486       24,507
#   Allgeier SE......................................................   3,364       88,771
    Allianz SE, Sponsored ADR........................................  11,988      292,627
    Allianz SE.......................................................  24,364    5,950,238

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GERMANY -- (Continued)
    Amadeus Fire AG..................................................   3,198 $  402,855
    Aroundtown SA....................................................  64,121    541,988
    Atoss Software AG................................................     561     84,365
#   Aurubis AG.......................................................  26,573  1,306,502
*   Axel Springer SE.................................................  20,007  1,400,305
    BASF SE..........................................................  32,495  2,470,244
    Basler AG........................................................   2,286    117,654
#   Bauer AG.........................................................  11,111    176,905
    Bayer AG.........................................................  72,951  5,659,259
    Bayerische Motoren Werke AG......................................  55,891  4,279,836
    BayWa AG.........................................................  15,030    439,690
#   Bechtle AG.......................................................  13,772  1,491,433
    Beiersdorf AG....................................................   2,053    242,889
    Bertrandt AG.....................................................   4,864    242,940
    bet-at-home.com AG...............................................     543     28,910
    Bijou Brigitte AG................................................   2,250    114,476
#   Bilfinger SE.....................................................  19,025    635,064
    Borussia Dortmund GmbH & Co. KGaA................................  61,142    578,262
    Brenntag AG......................................................  31,656  1,586,606
    CANCOM SE........................................................  26,250  1,403,899
    Carl Zeiss Meditec AG............................................   4,437    483,651
*   CECONOMY AG......................................................  87,517    440,404
    CENIT AG.........................................................   3,984     54,041
    CENTROTEC Sustainable AG.........................................   3,098     54,434
    Cewe Stiftung & Co. KGAA.........................................   5,534    532,251
    comdirect bank AG................................................   7,377    111,225
    Commerzbank AG................................................... 440,303  2,634,659
    CompuGroup Medical SE............................................  12,270    786,110
#   Continental AG...................................................  42,035  5,630,201
#   Corestate Capital Holding SA.....................................  11,162    416,248
    Covestro AG......................................................  19,859    953,667
    CropEnergies AG..................................................  27,276    212,743
    CTS Eventim AG & Co. KGaA........................................  29,511  1,787,361
    Daimler AG....................................................... 153,503  8,952,715
#*  Delivery Hero SE.................................................   4,824    226,355
#   Deutsche Bank AG.................................................  78,250    567,448
    Deutsche Bank AG................................................. 256,657  1,860,763
    Deutsche Beteiligungs AG.........................................  12,408    503,810
    Deutsche Boerse AG...............................................   9,256  1,433,381
#   Deutsche EuroShop AG.............................................  10,480    313,663
    Deutsche Lufthansa AG............................................ 152,127  2,635,324
    Deutsche Pfandbriefbank AG....................................... 126,088  1,723,158
    Deutsche Post AG.................................................  27,702    981,344
    Deutsche Telekom AG, Sponsored ADR...............................  16,349    287,579
    Deutsche Telekom AG.............................................. 184,205  3,241,190
    Deutsche Wohnen SE...............................................  28,338  1,068,392
    Deutz AG......................................................... 127,286    708,177
*   Dialog Semiconductor P.L.C.......................................  42,848  1,927,315
    DIC Asset AG.....................................................   9,187    128,147
    DMG Mori AG......................................................   8,867    420,088
#   Dr Hoenle AG.....................................................   2,767    143,670
    Draegerwerk AG & Co. KGaA........................................   2,957    123,865
#   Duerr AG.........................................................  31,023    915,289
    E.ON SE.......................................................... 588,434  5,934,043
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................   2,958    518,460
#   EDAG Engineering Group AG........................................   6,901     85,521
    Elmos Semiconductor AG...........................................  10,591    296,843
#*  ElringKlinger AG.................................................  27,874    206,059
    Evonik Industries AG.............................................  20,404    537,726

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GERMANY -- (Continued)
    Fielmann AG......................................................   9,551 $  736,589
    First Sensor AG..................................................   3,082    119,749
    Francotyp-Postalia Holding AG, Class A...........................  10,397     41,455
    Fraport AG Frankfurt Airport Services Worldwide..................  17,461  1,459,437
    Freenet AG.......................................................  94,559  2,099,942
    Fresenius Medical Care AG & Co. KGaA, ADR........................   4,254    153,442
    Fresenius Medical Care AG & Co. KGaA.............................  27,339  1,973,318
    Fresenius SE & Co. KGaA..........................................  52,025  2,739,390
    Fuchs Petrolub SE................................................  10,969    441,811
    GEA Group AG.....................................................  42,985  1,312,841
#   Gerresheimer AG..................................................  26,740  2,156,450
    Gesco AG.........................................................   7,358    155,302
#   GFT Technologies SE..............................................  18,804    165,412
    Grand City Properties SA.........................................  11,770    275,552
#   GRENKE AG........................................................   1,175    111,117
*   H&R GmbH & Co. KGaA..............................................  10,450     63,803
    Hamburger Hafen und Logistik AG..................................  24,647    638,529
    Hannover Rueck SE................................................   3,779    669,653
#   Hapag-Lloyd AG...................................................  20,008  1,453,482
    Hawesko Holding AG...............................................     533     19,869
    HeidelbergCement AG..............................................  25,396  1,882,809
#*  Heidelberger Druckmaschinen AG................................... 259,333    336,544
    Hella GmbH & Co KGaA.............................................  28,463  1,384,549
    Henkel AG & Co. KGaA.............................................   1,781    171,364
    Highlight Communications AG......................................  13,766     63,417
    Hochtief AG......................................................   4,713    588,856
    HolidayCheck Group AG............................................  24,775     67,639
    Hornbach Baumarkt AG.............................................   8,960    190,258
    Hornbach Holding AG & Co. KGaA...................................   3,828    231,319
    Hugo Boss AG.....................................................  32,666  1,377,280
    Indus Holding AG.................................................  15,966    608,479
    Infineon Technologies AG.........................................  30,135    583,678
    Infineon Technologies AG, ADR....................................  44,524    862,430
#   Isra Vision AG...................................................   7,820    369,877
    Jenoptik AG......................................................  26,085    775,640
#   K+S AG........................................................... 132,759  1,885,176
    KION Group AG....................................................  25,805  1,717,006
#   Kloeckner & Co. SE...............................................  54,612    314,810
#   Koenig & Bauer AG................................................  10,967    362,423
    Krones AG........................................................   7,296    476,664
    KSB SE & Co. KGaA................................................      83     26,438
    KWS Saat SE & Co., KGaA..........................................   4,015    269,899
#   Lanxess AG.......................................................  65,368  4,247,559
    LEG Immobilien AG................................................   8,529    979,674
#   Leifheit AG......................................................   7,467    177,800
#*  Leoni AG.........................................................  21,883    259,219
*   LPKF Laser & Electronics AG......................................     908     14,081
#*  Manz AG..........................................................   2,130     45,565
#*  Medigene AG......................................................     778      4,960
    Merck KGaA.......................................................   3,932    468,956
    METRO AG.........................................................  82,379  1,345,199
    MLP SE...........................................................  49,204    251,317
    MTU Aero Engines AG..............................................  11,779  3,150,070
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........  11,526  3,202,379
    Nemetschek SE....................................................  27,408  1,398,422
    New Work SE......................................................   1,591    501,198
    Nexus AG.........................................................   5,070    179,491
#*  Nordex SE........................................................  52,687    687,870
    Norma Group SE...................................................  32,649  1,198,548

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GERMANY -- (Continued)
    OHB SE...........................................................   5,091 $  201,825
#   OSRAM Licht AG...................................................  63,545  2,844,588
#   Paragon GmbH & Co. KGaA..........................................   1,392     18,065
    Patrizia AG......................................................  25,462    523,154
#   Pfeiffer Vacuum Technology AG....................................   5,378    842,283
    PNE AG...........................................................  66,377    294,521
    Progress-Werk Oberkirch AG.......................................   1,001     27,226
    ProSiebenSat.1 Media SE.......................................... 124,466  1,837,954
    PSI Software AG..................................................   4,785    101,702
    Puma SE..........................................................   1,610    121,133
    Puma SE..........................................................   1,990    149,702
*   QIAGEN NV........................................................  11,802    351,818
*   QIAGEN NV........................................................   9,756    293,451
    QSC AG...........................................................  91,973    126,971
*   R Stahl AG.......................................................   1,041     30,922
    Rational AG......................................................     971    738,789
    Rheinmetall AG...................................................  33,475  4,037,306
    RHOEN-KLINIKUM AG................................................  10,399    214,191
    RIB Software SE..................................................  24,459    635,556
*   Rocket Internet SE...............................................  49,836  1,323,413
    RTL Group SA.....................................................   6,670    339,077
    RWE AG...........................................................  56,436  1,719,857
#   S&T AG...........................................................  11,656    248,577
    SAF-Holland SA...................................................  42,833    302,414
    Salzgitter AG....................................................  29,232    530,065
    SAP SE...........................................................   1,457    193,055
#*  Schaltbau Holding AG.............................................   3,346    113,530
    Scout24 AG.......................................................   9,273    574,799
    Secunet Security Networks AG.....................................     753     97,591
#*  SGL Carbon SE....................................................  33,817    157,175
    Siemens AG.......................................................  17,667  2,038,772
#   Siltronic AG.....................................................  11,290  1,075,252
#   Sixt Leasing SE..................................................  11,902    148,470
    Sixt SE..........................................................  10,681  1,044,509
*   SMA Solar Technology AG..........................................   6,053    189,261
*   SMT Scharf AG....................................................   3,221     33,217
    Softing AG.......................................................     444      3,841
    Software AG......................................................  20,534    653,207
    Stabilus SA......................................................  11,768    660,675
    STRATEC SE.......................................................     173     13,069
#   Stroeer SE & Co. KGaA............................................  14,176  1,142,137
    Suedzucker AG....................................................  65,667    945,001
#*  SUESS MicroTec SE................................................  16,545    182,836
    Surteco Group SE.................................................   8,145    178,704
#   Symrise AG.......................................................   7,136    685,818
    Syzygy AG........................................................     896      7,767
    TAG Immobilien AG................................................  28,068    682,101
    Takkt AG.........................................................  26,614    316,538
*   Talanx AG........................................................  16,662    767,925
#   Technotrans SE...................................................   6,522    123,509
*   Tele Columbus AG.................................................  14,364     33,809
    Telefonica Deutschland Holding AG................................ 517,227  1,642,619
#   Thyssenkrupp AG..................................................  13,626    194,315
    TLG Immobilien AG................................................  15,664    459,372
    Traffic Systems SE...............................................   1,564     38,411
    Uniper SE........................................................  49,200  1,533,394
    United Internet AG...............................................  51,478  1,554,036
    VERBIO Vereinigte BioEnergie AG..................................  23,325    235,042
    Volkswagen AG....................................................   6,230  1,177,720

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
GERMANY -- (Continued)
    Vossloh AG.......................................................      6,996 $    286,482
#   Wacker Chemie AG.................................................     12,766    1,000,106
#   Wacker Neuson SE.................................................     28,368      484,329
#   Washtec AG.......................................................      6,761      339,756
#   Wirecard AG......................................................      2,516      318,314
    Wuestenrot & Wuerttembergische AG................................     20,501      419,512
    Zeal Network SE..................................................      7,017      157,304
                                                                                 ------------
TOTAL GERMANY........................................................             171,335,476
                                                                                 ------------
HONG KONG -- (2.7%)
    Aeon Credit Service Asia Co., Ltd................................     38,000       30,759
    Aeon Stores Hong Kong Co., Ltd...................................     22,000        9,216
#   Agritrade Resources, Ltd.........................................  2,620,000      224,125
    AIA Group, Ltd...................................................    325,600    3,242,396
    Allied Group, Ltd................................................      6,000       30,685
    Allied Properties HK, Ltd........................................  1,464,540      287,467
    APAC Resources, Ltd..............................................     93,687       10,635
*   Applied Development Holdings, Ltd................................  1,210,000       30,678
    Asia Financial Holdings, Ltd.....................................    136,000       72,447
    Asia Standard International Group, Ltd...........................    482,000       78,596
    Asiasec Properties, Ltd..........................................     49,000        9,980
    ASM Pacific Technology, Ltd......................................     65,900      920,151
    Associated International Hotels, Ltd.............................     10,000       25,533
*   Auto Italia Holdings.............................................    875,000        7,139
    Bank of East Asia, Ltd. (The)....................................    375,271      903,990
    BOC Aviation, Ltd................................................     71,800      674,554
    BOC Hong Kong Holdings, Ltd......................................    202,000      693,996
    BOCOM International Holdings Co., Ltd............................    290,000       46,930
    BOE Varitronix, Ltd..............................................    496,000      138,712
*   Bonjour Holdings, Ltd............................................    596,200        7,325
    Bright Smart Securities & Commodities Group, Ltd.................    394,000       65,150
*   Brightoil Petroleum Holdings, Ltd................................  1,027,000      196,594
*   Brockman Mining, Ltd.............................................    317,840        4,978
*   Burwill Holdings, Ltd............................................  2,638,000       23,902
    Cafe de Coral Holdings, Ltd......................................    178,000      485,690
#   Cathay Pacific Airways, Ltd......................................    421,000      537,849
*   CCT Fortis Holdings, Ltd.........................................     72,000        4,593
#*  Central Wealth Group Holdings, Ltd...............................  4,028,449       35,407
    Century City International Holdings, Ltd.........................  1,416,000      102,832
    CGN Mining Co., Ltd..............................................  1,035,000       38,884
    Chen Hsong Holdings..............................................     48,000       16,410
    Cheuk Nang Holdings, Ltd.........................................     22,259       10,830
    Chevalier International Holdings, Ltd............................     30,055       42,577
*   China Baoli Technologies Holdings, Ltd...........................    325,000        4,106
*   China Best Group Holding, Ltd....................................    970,000       24,445
*   China Display Optoelectronics Technology Holdings, Ltd...........    352,000       25,047
*   China Energy Development Holdings, Ltd...........................  5,604,000      135,528
#*  China Ludao Technology Co., Ltd..................................    100,000       11,867
#   China New Higher Education Group, Ltd............................    213,000       86,417
#*  China Shandong Hi-Speed Financial Group, Ltd.....................    306,000        9,095
*   China Solar Energy Holdings, Ltd.................................     64,000          276
#   China Star Entertainment, Ltd....................................  1,832,000      195,859
*   China Strategic Holdings, Ltd.................................... 16,830,000       77,209
*   China Tonghai International Financial, Ltd.......................    240,000       13,752
    Chinese Estates Holdings, Ltd....................................    336,500      244,500
*   Chinlink International Holdings, Ltd.............................    280,800       31,828
    Chinney Investments, Ltd.........................................    112,000       33,620
    Chong Hing Bank, Ltd.............................................     70,000      120,433
    Chow Sang Sang Holdings International, Ltd.......................    293,000      341,914

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
HONG KONG -- (Continued)
    Chow Tai Fook Jewellery Group, Ltd...............................    188,200 $  169,213
    Chuang's China Investments, Ltd..................................  1,080,000     65,350
    Chuang's Consortium International, Ltd...........................    790,925    154,223
    CITIC Telecom International Holdings, Ltd........................  1,825,000    692,735
    CK Asset Holdings, Ltd...........................................    251,500  1,749,864
    CK Hutchison Holdings, Ltd.......................................    264,960  2,446,396
    CK Infrastructure Holdings, Ltd..................................     29,000    208,705
    CK Life Sciences Intl Holdings, Inc..............................  1,818,000     82,189
    CNQC International Holdings, Ltd.................................    355,000     53,468
    CNT Group, Ltd...................................................    518,000     25,744
#*  Convoy Global Holdings, Ltd......................................  5,166,000     20,635
#*  Cosmopolitan International Holdings, Ltd.........................    276,000     38,047
    Cowell e Holdings, Inc...........................................    787,000    122,982
    Crocodile Garments...............................................    574,000     39,605
    Cross-Harbour Holdings, Ltd. (The)...............................     47,416     70,688
    CSI Properties, Ltd..............................................  5,271,515    188,087
*   CST Group, Ltd................................................... 13,168,000     41,933
*   CW Group Holdings, Ltd...........................................    443,000      2,448
    Dah Sing Banking Group, Ltd......................................    350,595    453,247
    Dah Sing Financial Holdings, Ltd.................................    112,666    419,238
    Dickson Concepts International, Ltd..............................     83,500     40,680
#*  Dingyi Group Investment, Ltd.....................................    180,000      5,256
    Dynamic Holdings, Ltd............................................      2,000      2,850
    Eagle Nice International Holdings, Ltd...........................    242,000     95,614
    EcoGreen International Group, Ltd................................    234,000     42,361
    Emperor Capital Group, Ltd.......................................  3,231,000     91,327
    Emperor Entertainment Hotel, Ltd.................................    570,000    116,242
    Emperor International Holdings, Ltd..............................  1,323,750    295,109
    Emperor Watch & Jewellery, Ltd...................................  2,480,000     53,693
#*  ENM Holdings, Ltd................................................    680,000     67,553
*   Esprit Holdings, Ltd.............................................  1,730,399    330,818
*   Eternity Investment, Ltd.........................................  1,730,000     34,536
#   Fairwood Holdings, Ltd...........................................     29,000     76,366
    Far East Consortium International, Ltd...........................  1,150,374    486,615
#*  FIH Mobile, Ltd..................................................  3,018,000    429,779
    First Pacific Co., Ltd...........................................  1,937,200    741,101
*   First Shanghai Investments, Ltd..................................  1,496,000     71,344
    Fountain SET Holdings, Ltd.......................................  1,240,000    199,294
*   Freeman Fintech Corp, Ltd........................................  1,014,000     19,497
*   Future World Financial Holdings, Ltd.............................     49,963        312
    Galaxy Entertainment Group, Ltd..................................     24,000    165,255
#   Genting Hong Kong, Ltd...........................................    687,000     75,232
    Get Nice Financial Group, Ltd....................................    152,150     15,114
    Get Nice Holdings, Ltd...........................................  9,178,000    274,932
    Giordano International, Ltd......................................  1,034,000    328,234
    Global Brands Group Holding, Ltd.................................    499,800     34,404
    Glorious Sun Enterprises, Ltd....................................    447,000     47,307
*   Glory Sun Land Group, Ltd........................................    455,500     49,410
    Gold Peak Industries Holdings, Ltd...............................     81,000      8,062
    Golden Resources Development International, Ltd..................     90,000      6,763
#*  Gold-Finance Holdings, Ltd.......................................    204,000      1,406
*   Good Resources Holdings, Ltd.....................................  2,210,000     35,112
*   Goodbaby International Holdings, Ltd.............................    691,000    100,590
    Great Eagle Holdings, Ltd........................................    145,198    490,631
#*  Great Harvest Maeta Group Holdings, Ltd..........................    342,500     65,100
*   Greentech Technology International, Ltd..........................    710,000      4,976
*   G-Resources Group, Ltd........................................... 41,122,800    256,762
    Guangnan Holdings, Ltd...........................................    154,000     16,121
    Guoco Group, Ltd.................................................     18,000    298,080

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
#   Guotai Junan International Holdings, Ltd......................... 1,823,000 $  306,094
#   Haitong International Securities Group, Ltd...................... 1,721,605    499,178
    Hang Lung Group, Ltd.............................................   361,000    904,173
    Hang Lung Properties, Ltd........................................   287,000    630,884
    Hang Seng Bank, Ltd..............................................    41,700    870,074
    Hanison Construction Holdings, Ltd...............................   381,459     54,513
*   Hao Tian Development Group, Ltd.................................. 2,093,933     55,814
    Harbour Centre Development, Ltd..................................    53,000     85,721
    Henderson Land Development Co., Ltd..............................   206,575  1,031,755
    HK Electric Investments & HK Electric Investments, Ltd...........   178,288    177,962
    HKBN, Ltd........................................................   343,500    613,043
    HKR International, Ltd...........................................   833,988    346,545
    HKT Trust & HKT, Ltd.............................................   606,000    942,730
    Hon Kwok Land Investment Co., Ltd................................   110,000     46,015
#   Hong Kong Ferry Holdings Co., Ltd................................    33,000     30,017
#*  Hong Kong Finance Investment Holding Group, Ltd..................   800,000     85,724
#*  Hong Kong Television Network, Ltd................................   193,000     72,487
    Hongkong & Shanghai Hotels, Ltd. (The)...........................   380,500    428,456
    Hongkong Chinese, Ltd............................................   296,000     33,953
    Hop Hing Group Holdings, Ltd..................................... 1,832,000     24,767
*   Hsin Chong Group Holdings, Ltd................................... 1,532,000     68,428
*   Huan Yue Interactive Holdings, Ltd...............................   121,000      7,876
*   Huarong Investment Stock Corp., Ltd..............................   175,000      7,198
    Hung Hing Printing Group, Ltd....................................   280,000     36,036
    Hutchison Telecommunications Hong Kong Holdings, Ltd............. 1,304,000    235,885
    Hysan Development Co., Ltd.......................................    75,000    295,593
#*  I-CABLE Communications, Ltd...................................... 2,153,027     19,201
    IGG, Inc.........................................................   537,000    350,922
*   Imagi International Holdings, Ltd................................   216,799     35,401
    International Housewares Retail Co., Ltd.........................   176,000     41,054
*   IPE Group, Ltd...................................................   365,000     36,046
*   IRC, Ltd......................................................... 5,014,000     74,489
    IT, Ltd..........................................................   386,000    103,261
    ITC Properties Group, Ltd........................................   513,165     96,139
    Jacobson Pharma Corp., Ltd.......................................   172,000     25,857
    Johnson Electric Holdings, Ltd...................................   292,577    534,273
    Kader Holdings Co., Ltd..........................................   214,000     23,957
    Karrie International Holdings, Ltd...............................   188,000     26,572
    Kerry Logistics Network, Ltd.....................................   430,750    687,280
    Kerry Properties, Ltd............................................   285,500    923,210
    Kingmaker Footwear Holdings, Ltd.................................   204,000     27,803
    Kingston Financial Group, Ltd....................................   634,000     96,071
    Kowloon Development Co., Ltd.....................................   339,000    427,095
*   Kwan On Holdings, Ltd............................................   180,000     10,109
    Kwoon Chung Bus Holdings, Ltd....................................    42,000     16,977
#   Lai Sun Development Co., Ltd.....................................   204,013    244,214
    Lai Sun Garment International, Ltd...............................    20,000     21,449
*   Landing International Development, Ltd........................... 1,533,000    173,732
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................   508,500    143,958
#*  Leyou Technologies Holdings, Ltd.................................   200,000     66,184
    Li & Fung, Ltd................................................... 3,708,000    405,509
    Lifestyle International Holdings, Ltd............................   285,500    300,522
    Lippo China Resources, Ltd....................................... 2,772,000     62,190
    Lippo, Ltd.......................................................     9,000      2,997
    Liu Chong Hing Investment, Ltd...................................   178,000    244,083
    L'Occitane International SA......................................   226,500    509,917
    Luk Fook Holdings International, Ltd.............................   246,000    653,403
    Lung Kee Bermuda Holdings........................................   106,000     35,132

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
HONG KONG -- (Continued)
*   Macau Legend Development, Ltd....................................  1,495,000 $  163,895
    Magnificent Hotel Investment, Ltd................................    818,000     17,740
    Man Wah Holdings, Ltd............................................    989,600    674,013
#   Mason Group Holdings, Ltd........................................ 18,263,999    183,911
    Melco International Development, Ltd.............................    510,000  1,351,676
    Melco Resorts & Entertainment, Ltd., ADR.........................     10,831    233,300
    MGM China Holdings, Ltd..........................................     76,400    120,978
*   Midland Holdings, Ltd............................................    259,478     40,294
    Ming Fai International Holdings, Ltd.............................    146,000     15,452
    Miramar Hotel & Investment.......................................    138,000    270,411
    Modern Dental Group, Ltd.........................................    175,000     38,572
    Mongolian Mining Corp............................................    470,849     43,732
    MTR Corp., Ltd...................................................     37,216    213,388
    NagaCorp., Ltd...................................................    674,000  1,224,715
    Nameson Holdings, Ltd............................................    530,000     41,122
*   National United Resources Holdings, Ltd..........................    350,000      1,188
*   Neo-Neon Holdings, Ltd...........................................    613,000     42,200
    New World Development Co., Ltd...................................  2,886,579  4,129,065
#*  NewOcean Energy Holdings, Ltd....................................    834,000    135,068
#   NWS Holdings, Ltd................................................    304,830    453,672
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd............    210,000      8,149
    Oriental Watch Holdings..........................................    444,000    101,897
#   Oshidori International Holdings, Ltd.............................  3,201,000    387,119
    Pacific Andes International Holdings, Ltd........................  1,218,336      4,260
    Pacific Basin Shipping, Ltd......................................  4,125,000    955,091
    Pacific Textiles Holdings, Ltd...................................    558,000    405,885
    Paliburg Holdings, Ltd...........................................    246,000     81,513
#   Paradise Entertainment, Ltd......................................    340,000     38,126
    PC Partner Group, Ltd............................................     56,000     17,723
    PCCW, Ltd........................................................  1,720,013  1,021,541
    Perfect Shape Medical, Ltd.......................................    128,000     46,313
    Pico Far East Holdings, Ltd......................................    488,000    166,444
    Playmates Holdings, Ltd..........................................    960,000    127,221
*   Playmates Toys, Ltd..............................................    496,000     30,823
    Polytec Asset Holdings, Ltd......................................  2,488,900    307,778
    Prada SpA........................................................     48,100    165,361
*   PT International Development Co., Ltd............................  1,088,000     58,294
    Public Financial Holdings, Ltd...................................    292,000    113,200
*   PYI Corp., Ltd...................................................  4,500,000     45,921
*   Realord Group Holdings, Ltd......................................     48,000     29,892
    Regal Hotels International Holdings, Ltd.........................    296,000    167,663
*   Regent Pacific Group, Ltd........................................  1,600,000     27,644
    Regina Miracle International Holdings, Ltd.......................    155,000    101,698
#   Sa Sa International Holdings, Ltd................................    801,467    191,857
    Safety Godown Co., Ltd...........................................     28,000     45,362
    Samsonite International SA.......................................    656,100  1,335,926
    SAS Dragon Holdings, Ltd.........................................    294,000     92,573
    SEA Holdings, Ltd................................................    130,968    134,130
    Shangri-La Asia, Ltd.............................................    551,666    566,237
    Shenwan Hongyuan HK, Ltd.........................................    282,500     41,681
    Shun Ho Property Investments, Ltd................................     13,497      4,147
    Shun Tak Holdings, Ltd...........................................  1,421,249    582,700
*   Sincere Watch Hong Kong, Ltd.....................................  4,770,000     89,470
    Singamas Container Holdings, Ltd.................................  1,604,000    180,067
    Sino Land Co., Ltd...............................................    466,657    697,590
    SITC International Holdings Co., Ltd.............................    751,000    826,925
    Sitoy Group Holdings, Ltd........................................    239,000     38,613
    SJM Holdings, Ltd................................................    893,000    953,939
    SmarTone Telecommunications Holdings, Ltd........................    357,666    310,424

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
HONG KONG -- (Continued)
*   SOCAM Development, Ltd...........................................    69,505 $    21,927
*   Solomon Systech International, Ltd...............................   568,000      11,588
    Soundwill Holdings, Ltd..........................................    69,000      84,857
*   South China Holdings Co., Ltd.................................... 1,200,000      26,385
    Stella International Holdings, Ltd...............................   334,000     559,537
*   Success Universe Group, Ltd......................................   300,000       9,195
*   Summit Ascent Holdings, Ltd......................................   378,000      58,723
    Sun Hung Kai & Co., Ltd..........................................   643,341     278,084
    Sun Hung Kai Properties, Ltd.....................................    97,782   1,481,721
#   SUNeVision Holdings, Ltd.........................................   102,000      75,560
    Swire Pacific, Ltd., Class A.....................................   130,000   1,239,196
    Swire Pacific, Ltd., Class B.....................................   232,500     343,340
    TAI Cheung Holdings, Ltd.........................................   214,000     171,876
#   Tai United Holdings, Ltd.........................................   455,000      11,374
*   Talent Property Group, Ltd....................................... 2,925,000      12,138
    Tao Heung Holdings, Ltd..........................................   324,000      52,856
    Techtronic Industries Co., Ltd...................................   175,000   1,367,626
    Television Broadcasts, Ltd.......................................   230,500     380,204
#   Texwinca Holdings, Ltd...........................................   640,000     145,209
    TK Group Holdings, Ltd...........................................    76,000      35,773
#*  TOM Group, Ltd...................................................   130,000      20,636
#   Town Health International Medical Group, Ltd..................... 1,057,899      92,884
    Tradelink Electronic Commerce, Ltd...............................   220,000      32,277
    Transport International Holdings, Ltd............................   177,318     468,135
*   Trinity, Ltd.....................................................   840,000      25,675
    Tsui Wah Holdings, Ltd...........................................   182,000      11,014
#   United Laboratories International Holdings, Ltd. (The)...........   573,000     328,975
*   Up Energy Development Group, Ltd.................................   590,000       1,822
*   Value Convergence Holdings, Ltd..................................   716,000      42,892
    Vantage International Holdings, Ltd..............................   314,000      24,624
    Vedan International Holdings, Ltd................................   420,000      41,860
    Victory City International Holdings, Ltd.........................   666,261      30,543
    Vitasoy International Holdings, Ltd..............................   162,000     658,742
    VSTECS Holdings, Ltd.............................................   593,200     302,300
    VTech Holdings, Ltd..............................................    69,500     609,363
    Wai Kee Holdings, Ltd............................................   130,000      79,180
    Wang On Group, Ltd............................................... 9,480,000     101,476
#*  We Solutions, Ltd................................................   100,000       6,049
    WH Group, Ltd.................................................... 1,371,000   1,447,149
    Wharf Holdings, Ltd. (The).......................................   450,000   1,021,164
    Wheelock & Co., Ltd..............................................   117,000     723,598
    Win Hanverky Holdings, Ltd.......................................   628,000      44,042
    Winfull Group Holdings, Ltd...................................... 1,808,000      17,745
    Wing On Co. International, Ltd...................................    30,000      86,813
    Wing Tai Properties, Ltd.........................................   154,000      96,167
    Wonderful Sky Financial Group Holdings, Ltd......................   218,000      20,283
    Wynn Macau, Ltd..................................................    85,200     184,891
    Xinyi Glass Holdings, Ltd........................................ 1,080,000   1,214,286
    YGM Trading, Ltd.................................................     8,000       5,634
#   YT Realty Group, Ltd.............................................    77,962      22,188
    Yue Yuen Industrial Holdings, Ltd................................   233,500     658,047
                                                                                -----------
TOTAL HONG KONG......................................................            71,878,681
                                                                                -----------
IRELAND -- (0.7%)
    AIB Group P.L.C..................................................   143,652     460,695
    Bank of Ireland Group P.L.C......................................   462,125   2,227,457
    C&C Group P.L.C..................................................   162,562     800,347
    Cairn Homes P.L.C................................................   161,069     208,442
    CRH P.L.C........................................................     4,854     176,733

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
IRELAND -- (Continued)
    CRH P.L.C., Sponsored ADR........................................ 122,410 $ 4,467,965
    FBD Holdings P.L.C...............................................  11,013     108,891
    Flutter Entertainment P.L.C......................................  36,573   3,779,728
#   Flutter Entertainment P.L.C......................................   8,907     918,678
    Glanbia P.L.C....................................................  91,510   1,020,586
    Irish Continental Group P.L.C.................................... 104,404     499,278
    Kenmare Resources P.L.C..........................................     356       1,084
    Kerry Group P.L.C., Class A......................................   8,057     973,806
    Kingspan Group P.L.C.............................................  40,662   2,106,472
*   Permanent TSB Group Holdings P.L.C...............................  24,704      32,618
    Smurfit Kappa Group P.L.C........................................  40,275   1,345,085
                                                                              -----------
TOTAL IRELAND........................................................          19,127,865
                                                                              -----------
ISRAEL -- (0.8%)
    Adgar Investment and Development, Ltd............................  10,959      26,624
*   ADO Group, Ltd...................................................   4,119     116,244
    Afcon Holdings, Ltd..............................................     794      41,280
*   AFI Properties, Ltd..............................................   2,443      87,135
*   Airport City, Ltd................................................   7,661     144,663
*   Albaad Massuot Yitzhak, Ltd......................................   1,876      12,849
*   Allot, Ltd.......................................................   9,849      76,479
    Alony Hetz Properties & Investments, Ltd.........................   9,679     139,731
    Alrov Properties and Lodgings, Ltd...............................   3,102     134,678
    Amot Investments, Ltd............................................  12,824      90,272
*   Arko Holdings, Ltd............................................... 109,520      45,616
    Ashtrom Group, Ltd...............................................  14,404     162,059
    Ashtrom Properties, Ltd..........................................  29,798     198,044
    AudioCodes, Ltd..................................................   5,025     106,026
*   Avgol Industries 1953, Ltd.......................................  43,315      39,310
*   Azorim-Investment Development & Construction Co., Ltd............  64,324     119,294
    Azrieli Group, Ltd...............................................   2,157     166,258
    Bank Hapoalim BM................................................. 194,092   1,553,446
    Bank Leumi Le-Israel BM..........................................  96,318     701,604
#   Bayside Land Corp................................................     192     128,850
    Bet Shemesh Engines Holdings 1997, Ltd...........................   1,034      42,352
    Bezeq The Israeli Telecommunication Corp., Ltd................... 127,225      83,945
    Big Shopping Centers, Ltd........................................     298      26,963
    Blue Square Real Estate, Ltd.....................................     709      36,153
*   Brack Capital Properties NV......................................     354      40,361
#   Carasso Motors, Ltd..............................................  18,220      84,544
*   Cellcom Israel, Ltd..............................................  10,729      27,402
*   Cellcom Israel, Ltd..............................................  11,781      30,395
#*  Ceragon Networks, Ltd............................................  21,364      63,665
*   Clal Biotechnology Industries, Ltd...............................  22,507      10,362
*   Clal Insurance Enterprises Holdings, Ltd.........................  29,975     462,380
    Delek Automotive Systems, Ltd....................................  20,414      79,363
    Delek Group, Ltd.................................................     725      90,571
    Delta-Galil Industries, Ltd......................................   6,683     169,387
    Dor Alon Energy in Israel 1988, Ltd..............................   2,904      59,182
    Duniec Brothers, Ltd.............................................   1,090      35,043
#*  El Al Israel Airlines............................................ 501,985     193,600
    Elbit Systems, Ltd...............................................   1,734     284,301
#   Elbit Systems, Ltd...............................................   1,367     224,065
    Electra Consumer Products 1970, Ltd..............................   6,540     110,350
*   Electra Real Estate, Ltd.........................................  12,365      86,773
    Electra, Ltd.....................................................   1,243     439,983
*   Energix-Renewable Energies, Ltd..................................  57,549     149,249
*   Equital, Ltd.....................................................  14,603     423,277
*   First International Bank Of Israel, Ltd..........................  23,524     645,804

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
ISRAEL -- (Continued)
    FMS Enterprises Migun, Ltd.......................................     1,604 $ 59,396
    Formula Systems 1985, Ltd........................................     7,015  467,371
    Fox Wizel, Ltd...................................................     5,446  210,742
    Gilat Satellite Networks, Ltd....................................    16,185  131,299
#   Hadera Paper, Ltd................................................     2,158  103,783
#*  Hamlet Israel-Canada, Ltd........................................     2,215   43,202
    Harel Insurance Investments & Financial Services, Ltd............    99,014  791,853
    Hilan, Ltd.......................................................     6,040  267,115
    IDI Insurance Co., Ltd...........................................     2,853  101,951
    IES Holdings, Ltd................................................       973   70,703
*   Industrial Buildings Corp., Ltd..................................    39,182   86,952
    Inrom Construction Industries, Ltd...............................    23,956   90,088
    Israel Canada T.R, Ltd...........................................    22,266   41,664
    Israel Chemicals, Ltd............................................    70,349  312,705
    Israel Discount Bank, Ltd., Class A..............................   154,358  705,389
    Israel Land Development - Urban Renewal, Ltd.....................     2,209   22,993
    Isras Investment Co., Ltd........................................       565  123,930
    Issta Lines, Ltd.................................................     1,155   22,696
*   Kamada, Ltd......................................................    11,196   58,557
    Kenon Holdings, Ltd..............................................     8,647  189,360
    Kerur Holdings, Ltd..............................................     2,805   77,209
    Klil Industries, Ltd.............................................       502   42,144
    Magic Software Enterprises, Ltd..................................    17,329  164,075
    Malam - Team, Ltd................................................       557   94,034
    Matrix IT, Ltd...................................................    39,848  732,384
    Maytronics, Ltd..................................................    17,873  156,796
    Mediterranean Towers, Ltd........................................    10,460   29,926
    Mega Or Holdings, Ltd............................................     3,109   73,903
*   Mehadrin, Ltd....................................................       500   19,337
    Meitav Dash Investments, Ltd.....................................    17,994   73,065
    Melisron, Ltd....................................................     2,107  127,757
    Menora Mivtachim Holdings, Ltd...................................    22,942  367,961
    Migdal Insurance & Financial Holding, Ltd........................   369,592  383,633
    Mivtach Shamir Holdings, Ltd.....................................     3,588   70,177
    Mizrahi Tefahot Bank, Ltd........................................    20,137  499,611
    Municipal Bank, Ltd..............................................        67   14,395
    Naphtha Israel Petroleum Corp., Ltd..............................    30,324  169,933
*   Nawi Brothers, Ltd...............................................    10,748   68,359
    Neto ME Holdings, Ltd............................................     1,076   91,713
#*  Nice, Ltd., Sponsored ADR........................................     3,145  496,250
*   Nova Measuring Instruments, Ltd..................................    14,832  497,927
    Oil Refineries, Ltd.............................................. 1,076,477  552,689
#   OPC Energy, Ltd..................................................     8,251   66,616
*   Partner Communications Co., Ltd..................................    31,937  143,961
*   Partner Communications Co., Ltd., ADR............................    10,082   45,268
    Paz Oil Co., Ltd.................................................     3,505  537,447
*   Perion Network, Ltd..............................................     9,458   50,598
    Phoenix Holdings, Ltd. (The).....................................    98,179  598,874
    Plasson Industries, Ltd..........................................     2,176  101,487
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............     3,182  177,872
    Scope Metals Group, Ltd..........................................     5,087  123,628
    Shapir Engineering and Industry, Ltd.............................    38,765  192,161
    Shikun & Binui, Ltd..............................................   169,004  670,668
#   Shufersal, Ltd...................................................    50,243  339,745
    Strauss Group, Ltd...............................................     6,285  190,314
    Summit Real Estate Holdings, Ltd.................................    28,498  364,285
*   Suny Cellular Communication, Ltd.................................    64,446   32,193
    Tadiran Holdings, Ltd............................................     1,789   62,682
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR..............     5,745   46,822

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ISRAEL -- (Continued)
#*  Tower Semiconductor, Ltd.........................................     9,712 $   212,984
*   Tower Semiconductor, Ltd.........................................     6,141     135,729
*   Union Bank of Israel.............................................    14,302      69,432
    Victory Supermarket Chain, Ltd...................................       988      13,474
    YH Dimri Construction & Development, Ltd.........................     2,655      72,275
                                                                                -----------
TOTAL ISRAEL.........................................................            20,943,474
                                                                                -----------
ITALY -- (3.2%)
    A2A SpA..........................................................   950,600   1,908,308
    ACEA SpA.........................................................    30,658     610,152
#*  Aeffe SpA........................................................    10,396      17,761
#   Amplifon SpA.....................................................    41,523   1,044,234
    Anima Holding SpA................................................   182,991     794,376
*   Arnoldo Mondadori Editore SpA....................................   116,873     260,864
    Ascopiave SpA....................................................    52,965     220,275
    Assicurazioni Generali SpA.......................................    66,686   1,352,224
    Atlantia SpA.....................................................    19,780     488,686
    Autogrill SpA....................................................    66,590     658,360
    Azimut Holding SpA...............................................    61,214   1,258,782
*   Banca Carige SpA................................................. 7,344,616       4,915
    Banca Farmafactoring SpA.........................................    91,912     556,985
    Banca Generali SpA...............................................    30,586     998,524
    Banca IFIS SpA...................................................     8,364     141,898
    Banca Mediolanum SpA.............................................    31,843     273,048
#*  Banca Monte dei Paschi di Siena SpA..............................     3,155       5,085
    Banca Popolare di Sondrio SCPA...................................   355,232     710,431
    Banca Profilo SpA................................................   193,938      34,405
    Banca Sistema SpA................................................    36,404      65,453
#*  Banco BPM SpA.................................................... 1,112,610   2,532,702
    Banco di Desio e della Brianza SpA...............................    23,249      52,671
    BasicNet SpA.....................................................    22,805     122,517
    BE...............................................................    54,666      66,110
#   Biesse SpA.......................................................     7,891      98,835
    BPER Banca.......................................................   300,974   1,346,494
    Brunello Cucinelli SpA...........................................    17,481     547,920
    Buzzi Unicem SpA.................................................    52,074   1,256,474
    Cairo Communication SpA..........................................    64,224     165,201
    Cementir Holding NV..............................................    38,268     257,405
    Cerved Group SpA.................................................   102,550     998,066
    CIR-Compagnie Industriali Riunite SpA............................   273,909     282,176
    CNH Industrial NV................................................    37,663     410,062
    Credito Emiliano SpA.............................................    95,128     550,190
*   Credito Valtellinese SpA......................................... 4,672,122     318,251
#*  d'Amico International Shipping SA................................   298,210      43,783
    Danieli & C Officine Meccaniche SpA..............................    12,439     214,936
    Datalogic SpA....................................................     8,360     129,423
    Davide Campari-Milano SpA........................................    35,534     325,929
    De' Longhi SpA...................................................    25,068     461,747
    DeA Capital SpA..................................................   103,014     157,091
    DiaSorin SpA.....................................................     9,505   1,071,698
    El.En. SpA.......................................................       867      24,595
#*  Elica SpA........................................................    12,474      33,393
    Emak SpA.........................................................    25,019      23,685
    Enel SpA.........................................................   161,430   1,251,138
    Eni SpA..........................................................   211,731   3,212,168
    Eni SpA, Sponsored ADR...........................................     7,138     216,210
    ERG SpA..........................................................    40,001     846,689
    Esprinet SpA.....................................................    40,275     167,312
*   Eurotech SpA.....................................................    22,622     221,780

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
ITALY -- (Continued)
*   Exprivia SpA.....................................................    15,355 $   13,894
    Falck Renewables SpA.............................................   156,379    697,010
    Ferrari NV.......................................................     8,873  1,421,120
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................   334,965  5,131,664
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   368,536  5,719,223
    Fiera Milano SpA.................................................    13,383     65,439
#*  Fincantieri SpA..................................................   496,459    523,883
#   FinecoBank Banca Fineco SpA......................................   158,927  1,791,637
    FNM SpA..........................................................   128,567     84,408
#   Freni Brembo SpA.................................................    78,665    836,949
*   GEDI Gruppo Editoriale SpA.......................................   126,073     39,608
    Gefran SpA.......................................................     3,892     29,933
    Geox SpA.........................................................    37,594     52,406
    Gruppo MutuiOnline SpA...........................................    14,143    280,821
*   Guala Closures SpA...............................................    15,433    111,898
    Hera SpA.........................................................   419,479  1,796,924
    Illimity Bank SpA................................................    35,532    345,706
#   IMA Industria Macchine Automatiche SpA...........................     9,248    629,681
*   IMMSI SpA........................................................   249,326    157,477
    Infrastrutture Wireless Italiane SpA.............................    29,015    297,792
*   Intek Group SpA..................................................   281,585     91,053
    Interpump Group SpA..............................................    33,249    911,464
    Intesa Sanpaolo SpA.............................................. 1,113,209  2,789,506
    Iren SpA.........................................................   160,842    499,328
    Italgas SpA......................................................   112,958    727,190
    Italmobiliare SpA................................................     9,579    256,249
#*  Juventus Football Club SpA.......................................   222,962    349,621
    La Doria SpA.....................................................     5,392     53,147
    Leonardo SpA.....................................................   155,067  1,801,508
#   Maire Tecnimont SpA..............................................    90,324    236,675
    MARR SpA.........................................................    17,413    365,945
    Massimo Zanetti Beverage Group SpA...............................    12,080     77,309
#*  Mediaset SpA.....................................................   270,865    810,092
    Mediobanca Banca di Credito Finanziario SpA......................   207,369  2,465,893
    Moncler SpA......................................................    17,111    660,292
#*  OVS SpA..........................................................   228,741    456,442
    Piaggio & C SpA..................................................   171,388    539,369
#   Pirelli & C SpA..................................................    34,744    200,851
    Poste Italiane SpA...............................................    97,224  1,180,923
#   Prima Industrie SpA..............................................     3,071     45,332
#   Prysmian SpA.....................................................    10,365    239,766
    RAI Way SpA......................................................    46,508    286,832
    Recordati SpA....................................................    22,386    940,751
#   Reno de Medici SpA...............................................   128,268    106,703
    Reply SpA........................................................     8,935    582,261
#   Retelit SpA......................................................    66,357    124,083
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................    67,269     69,097
    Sabaf SpA........................................................     3,112     41,639
    SAES Getters SpA.................................................       766     21,612
*   Safilo Group SpA.................................................    33,402     35,624
#*  Saipem SpA.......................................................   327,569  1,486,847
#*  Salini Impregilo SpA.............................................   112,949    229,963
    Salvatore Ferragamo SpA..........................................    20,734    387,787
    Saras SpA........................................................   472,802    907,975
    Servizi Italia SpA...............................................     9,572     29,155
    Sesa SpA.........................................................     2,814    125,249
    Snam SpA.........................................................    82,053    421,252
    Societa Cattolica di Assicurazioni SC............................   174,906  1,525,739
    Societa Iniziative Autostradali e Servizi SpA....................    20,274    350,595

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ITALY -- (Continued)
#*  Sogefi SpA.......................................................    47,050 $    73,632
    SOL SpA..........................................................    15,429     180,650
    Tamburi Investment Partners SpA..................................    34,287     245,268
*   Telecom Italia SpA............................................... 3,363,562   1,968,672
*   Telecom Italia SpA, Sponsored ADR................................    15,814      91,405
    Tenaris SA.......................................................    10,647     108,013
    Terna Rete Elettrica Nazionale SpA...............................   110,241     728,627
    Tod's SpA........................................................     2,661     126,110
    TXT e-solutions SpA..............................................     1,302      12,268
    UniCredit SpA....................................................   351,851   4,463,941
#   Unione di Banche Italiane SpA....................................   744,313   2,267,378
    Unipol Gruppo SpA................................................   516,130   2,880,554
#   UnipolSai Assicurazioni SpA......................................   265,867     742,022
    Zignago Vetro SpA................................................    14,273     162,500
                                                                                -----------
TOTAL ITALY..........................................................            85,321,049
                                                                                -----------
JAPAN -- (24.2%)
    77 Bank, Ltd. (The)..............................................    37,600     592,357
    A&D Co., Ltd.....................................................    22,300     172,329
    ABC-Mart, Inc....................................................     1,400      95,992
    Abist Co., Ltd...................................................     1,400      34,378
    Access Co., Ltd..................................................    20,900     196,478
    Achilles Corp....................................................    12,600     204,706
    Acom Co., Ltd....................................................    14,600      58,658
#   AD Works Co., Ltd................................................   140,000      38,698
    Adastria Co., Ltd................................................    24,260     596,673
    ADEKA Corp.......................................................    80,200   1,147,747
#   Adtec Plasma Technology Co., Ltd.................................     3,500      35,519
    Advan Co., Ltd...................................................    13,700     154,477
    Advanex, Inc.....................................................     1,400      21,662
    Advantest Corp...................................................     4,000     182,034
    Aeon Co., Ltd....................................................    59,719   1,201,567
    Aeon Delight Co., Ltd............................................     9,700     337,806
    Aeon Fantasy Co., Ltd............................................     6,700     182,438
    AEON Financial Service Co., Ltd..................................    50,000     762,020
    Aeon Hokkaido Corp...............................................    14,000     102,658
    Aeon Mall Co., Ltd...............................................     9,700     155,191
#   Aeria, Inc.......................................................    12,300     115,215
    AGC, Inc.........................................................    70,000   2,461,205
    Agro-Kanesho Co., Ltd............................................     3,100      42,721
    Ahresty Corp.....................................................    15,300      77,699
    Ai Holdings Corp.................................................    14,600     264,605
    Aica Kogyo Co., Ltd..............................................     9,600     304,873
    Aichi Bank, Ltd. (The)...........................................     6,200     217,776
    Aichi Corp.......................................................    31,900     203,809
    Aichi Steel Corp.................................................     9,300     302,674
    Aichi Tokei Denki Co., Ltd.......................................     2,200      83,363
    Aida Engineering, Ltd............................................    34,500     293,665
*   Aiful Corp.......................................................   248,000     577,432
    Aigan Co., Ltd...................................................    11,000      26,135
    Ain Holdings, Inc................................................    10,300     589,357
    Aiphone Co., Ltd.................................................     9,600     165,721
    Air Water, Inc...................................................    42,200     790,025
    Airport Facilities Co., Ltd......................................    20,400     104,841
    Airtech Japan, Ltd...............................................     3,100      19,186
    Aisan Industry Co., Ltd..........................................    31,600     261,262
    Aisin Seiki Co., Ltd.............................................    79,606   3,177,060
#   Aizawa Securities Co., Ltd.......................................    31,900     219,151
    Ajinomoto Co., Inc...............................................    10,800     205,332

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Ajis Co., Ltd....................................................   2,000 $   55,585
    Akatsuki Corp....................................................  12,800     39,869
#*  Akebono Brake Industry Co., Ltd..................................  53,700    102,496
    Akita Bank, Ltd. (The)...........................................  16,600    338,705
    Albis Co., Ltd...................................................   5,600    116,445
#   Alconix Corp.....................................................  18,100    228,710
    Alfresa Holdings Corp............................................   6,900    154,069
    Alinco, Inc......................................................  12,100    136,406
    Alpen Co., Ltd...................................................  11,500    182,817
    Alpha Corp.......................................................   5,800     69,884
    Alpha Systems, Inc...............................................   5,360    138,665
    Alps Alpine Co., Ltd.............................................  46,548    997,924
    Alps Logistics Co., Ltd..........................................   9,000     62,481
    Altech Corp......................................................   9,020    135,040
    Amada Holdings Co., Ltd..........................................  58,000    660,510
    Amano Corp.......................................................  11,600    342,974
    Amiyaki Tei Co., Ltd.............................................   2,800     88,887
    Amuse, Inc.......................................................     500     13,310
#   Anabuki Kosan, Inc...............................................   1,400     36,865
    Anest Iwata Corp.................................................  21,700    206,293
    Anicom Holdings, Inc.............................................   1,500     55,143
    AOI Electronics Co., Ltd.........................................   3,700     81,083
    AOI TYO Holdings, Inc............................................  13,188     78,467
    AOKI Holdings, Inc...............................................  37,178    378,245
    Aomori Bank, Ltd. (The)..........................................  14,700    393,160
    Aoyama Trading Co., Ltd..........................................  31,300    550,711
#   Aoyama Zaisan Networks Co., Ltd..................................   5,900     88,810
    Aozora Bank, Ltd.................................................  54,400  1,395,815
    Apaman Co., Ltd..................................................   5,900     49,437
    Arakawa Chemical Industries, Ltd.................................  15,800    231,474
    Arata Corp.......................................................  11,900    446,123
    Araya Industrial Co., Ltd........................................   3,700     54,873
    Arcland Sakamoto Co., Ltd........................................  27,900    329,114
    Arcland Service Holdings Co., Ltd................................   7,700    136,830
    Arcs Co., Ltd....................................................  33,689    676,033
    Arealink Co., Ltd................................................   6,600     71,268
    Argo Graphics, Inc...............................................  10,200    281,924
    Ariake Japan Co., Ltd............................................   1,900    147,493
    Arisawa Manufacturing Co., Ltd...................................  19,700    196,553
#*  Arrk Corp........................................................  16,100     14,066
    Artnature, Inc...................................................  16,800    111,596
    As One Corp......................................................   1,300    108,704
    Asahi Broadcasting Group Holdings Corp...........................  10,200     69,963
    Asahi Co., Ltd...................................................  10,300    114,234
    Asahi Diamond Industrial Co., Ltd................................  41,700    259,424
    Asahi Group Holdings, Ltd........................................   7,500    375,581
    Asahi Holdings, Inc..............................................  23,000    535,448
    Asahi Intecc Co., Ltd............................................  26,800    737,413
    Asahi Kasei Corp................................................. 125,400  1,392,108
    Asahi Kogyosha Co., Ltd..........................................   3,900    118,085
    Asahi Yukizai Corp...............................................  11,200    158,019
    Asante, Inc......................................................   2,500     48,287
    Asanuma Corp.....................................................   8,600    323,541
    Ashimori Industry Co., Ltd.......................................   4,300     59,285
    Asia Pile Holdings Corp..........................................  31,700    171,378
    Asics Corp.......................................................  17,700    303,879
    ASKA Pharmaceutical Co., Ltd.....................................  21,600    254,164
    ASKUL Corp.......................................................   3,800    104,383
    Astellas Pharma, Inc.............................................  30,600    525,178

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
#   Asti Corp........................................................  4,000 $   66,779
    Asukanet Co., Ltd................................................  3,500     45,089
    Ateam, Inc.......................................................  6,900     67,381
#   Atom Corp........................................................ 45,000    415,254
    Atsugi Co., Ltd.................................................. 14,400    109,213
    Autobacs Seven Co., Ltd.......................................... 31,900    526,609
#   Aval Data Corp...................................................  2,300     39,056
    Avex, Inc........................................................ 29,300    356,460
    Awa Bank, Ltd. (The)............................................. 24,200    576,313
#*  Axell Corp.......................................................  4,700     27,557
    Axial Retailing, Inc............................................. 10,600    409,792
    Azbil Corp.......................................................  9,700    269,924
    Bandai Namco Holdings, Inc....................................... 12,400    762,466
    Bando Chemical Industries, Ltd................................... 30,100    255,486
    Bank of Iwate, Ltd. (The)........................................ 11,000    286,711
    Bank of Kochi, Ltd. (The)........................................  5,900     45,212
    Bank of Kyoto, Ltd. (The)........................................ 23,600    934,100
    Bank of Nagoya, Ltd. (The).......................................  8,700    256,878
    Bank of Okinawa, Ltd. (The)...................................... 17,500    597,575
    Bank of Saga, Ltd. (The)......................................... 20,400    303,211
    Bank of the Ryukyus, Ltd......................................... 31,500    342,655
    Bank of Toyama, Ltd. (The).......................................  2,200     54,082
    Baroque Japan, Ltd............................................... 11,300     97,569
    Belc Co., Ltd....................................................  5,400    259,721
    Bell System24 Holdings, Inc...................................... 18,500    302,172
    Belluna Co., Ltd................................................. 49,500    323,607
    Benefit One, Inc................................................. 16,200    327,928
    Benesse Holdings, Inc............................................  4,700    125,818
    Bic Camera, Inc.................................................. 31,100    339,552
    Biofermin Pharmaceutical Co., Ltd................................  3,000     62,515
    BML, Inc.........................................................  9,300    272,806
#   Bookoff Group Holdings, Ltd......................................  5,700     61,439
    BP Castrol K.K...................................................  2,700     37,379
    Bridgestone Corp................................................. 23,000    955,648
    Broadleaf Co., Ltd............................................... 55,600    312,378
#   BRONCO BILLY Co., Ltd............................................  6,200    155,037
    Brother Industries, Ltd.......................................... 62,000  1,165,230
    Bunka Shutter Co., Ltd........................................... 52,200    453,097
    C Uyemura & Co., Ltd.............................................  3,400    210,455
    CAC Holdings Corp................................................  6,700     85,501
    Calbee, Inc......................................................  3,300    110,305
    Can Do Co., Ltd..................................................  7,200    106,422
    Canon Electronics, Inc........................................... 14,100    263,976
    Canon Marketing Japan, Inc....................................... 11,400    241,198
#   Canon, Inc., Sponsored ADR....................................... 24,859    673,679
    Canon, Inc....................................................... 23,500    644,833
    Capcom Co., Ltd.................................................. 18,100    427,225
    Career Design Center Co., Ltd....................................  1,900     25,040
    Carlit Holdings Co., Ltd......................................... 13,800     79,990
    Casio Computer Co., Ltd.......................................... 18,800    305,191
    Cawachi, Ltd..................................................... 12,400    252,959
    C'BON COSMETICS Co., Ltd.........................................  1,300     30,476
#   Central Automotive Products, Ltd.................................  7,600    148,738
    Central Glass Co., Ltd........................................... 26,400    636,332
    Central Security Patrols Co., Ltd................................  2,200    128,959
    Central Sports Co., Ltd..........................................  4,700    141,990
    Chiba Bank, Ltd. (The)........................................... 85,300    463,635
    Chiba Kogyo Bank, Ltd. (The)..................................... 39,200    114,562
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H........... 12,700    166,581

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    CHIMNEY Co., Ltd.................................................   2,100 $   46,938
    Chino Corp.......................................................   5,900     78,438
    Chiyoda Co., Ltd.................................................  10,800    160,044
    Chiyoda Integre Co., Ltd.........................................   8,700    195,008
    Chodai Co., Ltd..................................................   4,600     55,974
    Chofu Seisakusho Co., Ltd........................................  14,800    342,609
    Chori Co., Ltd...................................................  10,800    189,173
    Chubu Shiryo Co., Ltd............................................  19,200    224,079
    Chudenko Corp....................................................  20,500    472,591
    Chuetsu Pulp & Paper Co., Ltd....................................  22,989    352,787
*   Chugai Mining Co., Ltd...........................................  36,200      7,059
    Chugai Ro Co., Ltd...............................................   6,400     99,135
    Chugoku Bank, Ltd. (The).........................................  80,500    786,636
    Chugoku Marine Paints, Ltd.......................................  32,800    317,123
    Chukyo Bank, Ltd. (The)..........................................  10,100    204,807
    Chuo Spring Co., Ltd.............................................   1,300     35,154
    CI Takiron Corp..................................................  32,200    193,947
    Citizen Watch Co., Ltd........................................... 203,100  1,079,792
    CKD Corp.........................................................  23,600    331,321
    CK-San-Etsu Co., Ltd.............................................   3,400     92,337
    Cleanup Corp.....................................................  21,000    112,446
    CMIC Holdings Co., Ltd...........................................  10,300    172,554
    CMK Corp.........................................................  37,100    224,760
#   Coca-Cola Bottlers Japan Holdings, Inc...........................   9,804    222,591
    cocokara fine, Inc...............................................   8,100    446,623
    Coco's Japan Co., Ltd............................................   5,000     62,491
#   Colowide Co., Ltd................................................  29,600    573,960
    Computer Engineering & Consulting, Ltd...........................  13,000    236,047
    Computer Institute of Japan, Ltd.................................   8,700     74,297
    COMSYS Holdings Corp.............................................  13,059    385,255
    Concordia Financial Group, Ltd................................... 184,938    754,165
    CONEXIO Corp.....................................................  12,800    177,012
*   COOKPAD, Inc.....................................................   3,700     11,138
    Corona Corp......................................................  11,100    118,976
#   Cosel Co., Ltd...................................................  16,500    181,072
    Cosmo Energy Holdings Co., Ltd...................................  62,700  1,340,800
    Cosmos Initia Co., Ltd...........................................  11,300     79,412
    Cosmos Pharmaceutical Corp.......................................   1,000    206,511
#   Cota Co., Ltd....................................................   4,609     56,975
    CRE, Inc.........................................................   3,100     29,622
    Create Medic Co., Ltd............................................   6,400     62,446
    Create Restaurants Holdings, Inc.................................  21,400    367,484
    Create SD Holdings Co., Ltd......................................  10,800    267,584
    Credit Saison Co., Ltd........................................... 125,100  1,811,540
    Creek & River Co., Ltd...........................................   5,400     57,028
    Cresco, Ltd......................................................   3,300    104,965
    Cross Plus, Inc..................................................   1,400      8,197
    CTI Engineering Co., Ltd.........................................  12,100    203,702
    CyberAgent, Inc..................................................   5,200    169,008
#   Cybernet Systems Co., Ltd........................................   9,300     60,781
    Cybozu, Inc......................................................   9,800    100,439
    Dai Nippon Printing Co., Ltd.....................................  40,800  1,089,707
    Dai Nippon Toryo Co., Ltd........................................  19,200    194,505
    Daibiru Corp.....................................................   6,000     66,618
    Daicel Corp...................................................... 130,700  1,168,384
    Dai-Dan Co., Ltd.................................................  11,600    268,717
    Daido Kogyo Co., Ltd.............................................   8,100     65,685
    Daido Metal Co., Ltd.............................................  44,300    281,019
#   Daido Steel Co., Ltd.............................................  23,600  1,029,857

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Daidoh, Ltd......................................................  21,700 $   57,030
    Daifuku Co., Ltd.................................................  15,100    801,232
    Daihatsu Diesel Manufacturing Co., Ltd...........................  15,500     88,119
    Daihen Corp......................................................  14,800    463,833
    Daiho Corp.......................................................  16,900    477,470
    Daiichi Jitsugyo Co., Ltd........................................   7,800    251,776
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................  17,200    134,493
    Dai-ichi Life Holdings, Inc......................................  79,100  1,289,283
#   Dai-ichi Seiko Co., Ltd..........................................   7,000    173,624
    Daiichikosho Co., Ltd............................................  12,100    575,202
    Daiken Corp......................................................  11,700    210,708
    Daiken Medical Co., Ltd..........................................   6,000     29,485
    Daiki Aluminium Industry Co., Ltd................................  30,400    203,076
    Daikoku Denki Co., Ltd...........................................   8,100    114,730
    Daikokutenbussan Co., Ltd........................................   5,400    168,477
*   Daikokuya Holdings Co., Ltd......................................  53,600     15,417
    Daikyonishikawa Corp.............................................  39,200    301,157
    Dainichi Co., Ltd................................................   5,100     32,543
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........   9,600    288,900
#   Daio Paper Corp..................................................  49,000    653,156
    Daiseki Co., Ltd.................................................   9,500    275,967
    Daishi Hokuetsu Financial Group, Inc.............................  30,500    772,932
#   Daishinku Corp...................................................   5,500     54,944
    Daisue Construction Co., Ltd.....................................   7,600     68,690
    Daito Bank, Ltd. (The)...........................................   5,000     27,565
    Daito Pharmaceutical Co., Ltd....................................   8,960    269,810
    Daito Trust Construction Co., Ltd................................   1,800    238,537
    Daitron Co., Ltd.................................................   5,900     79,850
    Daiwa House Industry Co., Ltd....................................  36,600  1,259,958
    Daiwa Industries, Ltd............................................  25,700    288,308
    Daiwa Securities Group, Inc...................................... 262,447  1,179,647
    Daiwabo Holdings Co., Ltd........................................  19,000    830,226
    DCM Holdings Co., Ltd............................................ 101,800  1,007,738
    Delica Foods Holdings Co., Ltd...................................   4,800     30,658
    DeNA Co., Ltd....................................................  20,500    349,439
    Denka Co., Ltd...................................................  48,200  1,390,987
    Denki Kogyo Co., Ltd.............................................   5,400    165,970
    Densan System Co., Ltd...........................................   4,100    111,953
    Denso Corp.......................................................  26,100  1,211,821
    Dentsu, Inc......................................................  22,600    807,944
    Denyo Co., Ltd...................................................  16,200    284,214
    Descente, Ltd....................................................   7,900    101,261
    Dexerials Corp...................................................  55,600    490,803
    DIC Corp.........................................................  57,800  1,655,687
    Digital Arts, Inc................................................   5,200    305,332
    Digital Hearts Holdings Co., Ltd.................................   7,100     58,748
#   Dip Corp.........................................................  14,800    401,736
    Disco Corp.......................................................   2,100    458,299
#   DKK-Toa Corp.....................................................   5,800     44,950
#   DKS Co., Ltd.....................................................   7,000    227,218
    DMG Mori Co., Ltd................................................  48,400    783,604
    Doshisha Co., Ltd................................................  17,400    275,743
    Doutor Nichires Holdings Co., Ltd................................  16,300    326,398
    Dowa Holdings Co., Ltd...........................................  36,300  1,253,228
    DSB Co., Ltd.....................................................  10,500     57,282
    DTS Corp.........................................................  28,600    605,702
    Duskin Co., Ltd..................................................  18,100    480,950
    Dvx, Inc.........................................................   4,600     40,678
    DyDo Group Holdings, Inc.........................................  10,600    441,889

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Dynic Corp.......................................................   4,600 $   33,177
    Eagle Industry Co., Ltd..........................................  31,000    311,321
    Ebara Corp.......................................................  34,400  1,017,769
    Ebara Foods Industry, Inc........................................   3,800     76,154
    Ebara Jitsugyo Co., Ltd..........................................   5,300    105,674
    Eco's Co., Ltd...................................................   8,100    123,225
#   EDION Corp.......................................................  77,000    765,236
    EF-ON, Inc.......................................................  12,000     80,759
    eGuarantee, Inc..................................................  13,700    192,049
    Ehime Bank, Ltd. (The)...........................................  29,000    306,537
    Eidai Co., Ltd...................................................  18,000     58,572
    Eiken Chemical Co., Ltd..........................................  11,800    190,420
    Eisai Co., Ltd...................................................   3,400    246,123
    Eizo Corp........................................................   9,400    349,599
    Elecom Co., Ltd..................................................  11,000    427,143
    Elematec Corp....................................................  14,148    136,095
    Endo Lighting Corp...............................................  18,100    114,058
*   Enigmo, Inc......................................................  11,800    103,945
    en-japan, Inc....................................................  14,200    601,026
#   Enomoto Co., Ltd.................................................   5,700     61,669
    Enplas Corp......................................................   3,900    125,136
#   Enshu, Ltd.......................................................   3,100     34,269
    EPS Holdings, Inc................................................  18,200    221,927
    eRex Co., Ltd....................................................  10,300    140,152
    ES-Con Japan, Ltd................................................  27,400    222,870
    Eslead Corp......................................................   5,900    110,633
    ESPEC Corp.......................................................  13,200    238,339
    Excel Co., Ltd...................................................   5,800     67,090
    Exedy Corp.......................................................  27,000    635,976
    Ezaki Glico Co., Ltd.............................................   3,000    139,210
    F&M Co., Ltd.....................................................   3,000     36,125
    F@N Communications, Inc..........................................  40,500    195,550
#   Faith, Inc.......................................................   5,500     39,608
    FALCO HOLDINGS Co., Ltd..........................................   8,000    124,950
    FamilyMart Co., Ltd..............................................   4,476    111,033
    Fancl Corp.......................................................   2,200     62,170
    FCC Co., Ltd.....................................................  34,200    707,609
*   FDK Corp.........................................................   3,900     28,496
    Feed One Co., Ltd................................................ 102,740    160,872
    Felissimo Corp...................................................   2,400     23,241
    Fenwal Controls of Japan, Ltd....................................   3,400     43,561
    Ferrotec Holdings Corp...........................................  44,600    442,343
    FIDEA Holdings Co., Ltd.......................................... 176,600    213,147
    Fields Corp......................................................  10,600     53,120
#   Financial Products Group Co., Ltd................................  31,800    322,294
#   FINDEX, Inc......................................................   6,400     59,902
*   First Baking Co., Ltd............................................     400      3,587
#   First Bank of Toyama, Ltd. (The).................................  15,600     48,172
#   First Brothers Co., Ltd..........................................   4,800     53,985
    First Juken Co., Ltd.............................................   7,900     97,739
#   FJ Next Co., Ltd.................................................  14,900    154,817
    Foster Electric Co., Ltd.........................................  20,200    361,142
    FP Corp..........................................................   9,200    571,208
    France Bed Holdings Co., Ltd.....................................  20,000    187,208
#   Freebit Co., Ltd.................................................   8,100     64,965
#   Freund Corp......................................................   5,300     36,812
    F-Tech, Inc......................................................  11,900     84,378
    FTGroup Co., Ltd.................................................   6,300     82,994
    Fudo Tetra Corp..................................................  15,800    221,343

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Fuji Co., Ltd....................................................  20,500 $  368,850
#   Fuji Corp........................................................  48,600    807,015
#   Fuji Corp........................................................   4,500     91,806
    Fuji Corp., Ltd..................................................  24,700    163,435
    Fuji Die Co., Ltd................................................   7,300     44,709
    Fuji Electric Co., Ltd...........................................  18,700    594,316
    Fuji Furukawa Engineering & Construction Co., Ltd................     400      7,287
#   Fuji Kosan Co., Ltd..............................................     100        643
#   Fuji Kyuko Co., Ltd..............................................   8,600    343,592
    Fuji Media Holdings, Inc.........................................  21,500    290,521
    Fuji Oil Co., Ltd................................................  31,500     74,634
    Fuji Oil Holdings, Inc...........................................  10,500    315,793
    Fuji Pharma Co., Ltd.............................................   6,100     80,521
    Fuji Seal International, Inc.....................................  19,200    476,922
    Fuji Soft, Inc...................................................   2,100     91,478
    Fujibo Holdings, Inc.............................................   8,300    260,740
    Fujicco Co., Ltd.................................................   6,500    118,381
    FUJIFILM Holdings Corp...........................................  19,100    838,532
    Fujikura Composites, Inc.........................................  14,600     59,998
    Fujikura Kasei Co., Ltd..........................................  21,300    110,898
    Fujikura, Ltd.................................................... 267,400  1,240,754
    Fujimi, Inc......................................................     700     18,247
    Fujimori Kogyo Co., Ltd..........................................  14,500    512,664
    Fujio Food System Co., Ltd.......................................   4,200    120,206
#   Fujisash Co., Ltd................................................  77,900     61,592
    Fujishoji Co., Ltd...............................................   4,500     39,500
    Fujita Kanko, Inc................................................   6,599    176,238
    Fujitec Co., Ltd.................................................  24,400    354,955
    Fujitsu Frontech, Ltd............................................  11,400    100,923
    Fujitsu General, Ltd.............................................  26,000    469,320
    Fujitsu, Ltd.....................................................   6,600    584,952
    Fujiya Co., Ltd..................................................   2,300     44,612
    FuKoKu Co., Ltd..................................................   9,000     60,376
    Fukuda Corp......................................................   4,600    198,624
    Fukuda Denshi Co., Ltd...........................................   2,200    142,040
    Fukui Bank, Ltd. (The)...........................................  16,900    240,206
    Fukui Computer Holdings, Inc.....................................   3,500     93,558
    Fukuoka Financial Group, Inc.....................................  74,208  1,430,533
    Fukushima Bank, Ltd. (The).......................................  26,500     54,899
    Fukushima Industries Corp........................................   9,100    285,499
    Fukuyama Transporting Co., Ltd...................................  11,523    413,325
    FULLCAST Holdings Co., Ltd.......................................  10,900    226,980
*   Funai Electric Co., Ltd..........................................  11,400     62,841
    Funai Soken Holdings, Inc........................................  14,860    358,035
    Furukawa Battery Co., Ltd. (The).................................  10,900     67,418
    Furukawa Co., Ltd................................................  30,000    429,756
    Furukawa Electric Co., Ltd.......................................  48,300  1,350,049
    Furuno Electric Co., Ltd.........................................  24,800    256,337
    Furusato Industries, Ltd.........................................   8,000    121,769
    Furyu Corp.......................................................  10,100     91,118
    Fuso Chemical Co., Ltd...........................................  14,000    361,339
    Fuso Pharmaceutical Industries, Ltd..............................   6,500    132,186
    Futaba Corp......................................................  25,600    329,275
    Futaba Industrial Co., Ltd.......................................  52,900    374,017
    Future Corp......................................................  14,600    238,313
    Fuyo General Lease Co., Ltd......................................  20,400  1,329,644
    G-7 Holdings, Inc................................................   4,500    157,875
    Gakken Holdings Co., Ltd.........................................   2,700    148,068
#   Gakkyusha Co., Ltd...............................................   3,300     39,001

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    GCA Corp.........................................................   6,700 $   53,577
    Gecoss Corp......................................................  13,700    119,535
    Genki Sushi Co., Ltd.............................................   2,900     74,421
    Genky DrugStores Co., Ltd........................................   4,800    107,427
    Geo Holdings Corp................................................  33,400    416,232
    Geostr Corp......................................................  11,800     45,370
#   Gfoot Co., Ltd...................................................   7,500     42,968
    Giken, Ltd.......................................................   5,900    219,217
#   GL Sciences, Inc.................................................   7,000     95,821
    GLOBERIDE, Inc...................................................   8,000    204,152
    Glory, Ltd.......................................................  37,500  1,104,096
    Glosel Co., Ltd..................................................  15,700     64,080
    GMO Financial Holdings, Inc......................................   5,200     28,654
    GMO internet, Inc................................................  26,000    436,925
    GMO Payment Gateway, Inc.........................................   5,600    412,715
    Godo Steel, Ltd..................................................   7,400    159,925
#   Gokurakuyu Holdings Co., Ltd.....................................   7,600     37,317
    Goldcrest Co., Ltd...............................................  10,990    227,019
    Goldwin, Inc.....................................................   3,400    260,338
    Golf Digest Online, Inc..........................................   5,700     36,991
#   Good Com Asset Co., Ltd..........................................     900     14,564
    Grandy House Corp................................................  13,500     61,506
#   Gree, Inc........................................................  58,900    279,658
    GS Yuasa Corp....................................................  69,600  1,268,827
    GSI Creos Corp...................................................   7,700     79,533
    G-Tekt Corp......................................................  20,800    358,598
    Gun-Ei Chemical Industry Co., Ltd................................   3,400     79,398
    GungHo Online Entertainment, Inc.................................   5,370    116,306
    Gunma Bank, Ltd. (The)........................................... 184,600    621,205
    Gunze, Ltd.......................................................  11,900    517,787
    Gurunavi, Inc....................................................  24,700    217,072
    H2O Retailing Corp...............................................  62,400    707,706
#   HABA Laboratories, Inc...........................................   1,100     79,455
    Hachijuni Bank, Ltd. (The)....................................... 173,100    744,617
#   Hagihara Industries, Inc.........................................   9,400    141,238
    Hagiwara Electric Holdings Co., Ltd..............................   6,800    182,104
    Hakudo Co., Ltd..................................................   4,400     55,918
    Hakuhodo DY Holdings, Inc........................................  26,300    392,467
    Hakuto Co., Ltd..................................................   9,300    111,119
    Halows Co., Ltd..................................................   6,000    147,092
    Hamakyorex Co., Ltd..............................................  13,700    467,452
    Hamamatsu Photonics KK...........................................   7,100    275,688
#   Handsman Co., Ltd................................................   4,200     48,259
    Hankyu Hanshin Holdings, Inc.....................................  18,900    756,321
    Hanwa Co., Ltd...................................................  22,900    667,157
    Happinet Corp....................................................  14,500    182,942
    Harada Industry Co., Ltd.........................................   6,600     56,012
    Hard Off Corp. Co., Ltd..........................................   9,900     72,010
    Harima Chemicals Group, Inc......................................  12,200    136,025
#   Harmonic Drive Systems, Inc......................................   2,700    125,217
    Haruyama Holdings, Inc...........................................   3,900     29,843
    Haseko Corp...................................................... 187,700  2,422,151
    Hayashikane Sangyo Co., Ltd......................................   5,400     36,341
    Hazama Ando Corp................................................. 146,750  1,137,034
#   Heian Ceremony Service Co., Ltd..................................   1,300     10,451
    Heiwa Corp.......................................................  40,900    841,833
    Heiwa Real Estate Co., Ltd.......................................  25,300    610,209
    Heiwado Co., Ltd.................................................  32,500    602,101
    Helios Techno Holdings Co., Ltd..................................  14,900     84,840

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Hibino Corp......................................................   2,900 $   63,681
    Hibiya Engineering, Ltd..........................................  14,100    254,549
    Hiday Hidaka Corp................................................  10,990    214,898
    Hikari Tsushin, Inc..............................................   2,300    504,152
#   HI-LEX Corp......................................................  17,800    278,295
    Himaraya Co., Ltd................................................   1,900     14,961
    Hino Motors, Ltd................................................. 171,000  1,616,687
    Hioki EE Corp....................................................   5,000    175,082
    Hirakawa Hewtech Corp............................................   8,800     96,341
#   Hiramatsu, Inc...................................................  19,100     56,127
    Hirano Tecseed Co., Ltd..........................................   7,700    111,389
    Hirata Corp......................................................   2,200    154,342
    Hirose Electric Co., Ltd.........................................   1,200    151,164
    Hiroshima Bank, Ltd. (The)....................................... 160,300    817,105
    Hiroshima Gas Co., Ltd...........................................  16,700     55,902
#   HIS Co., Ltd.....................................................  14,000    363,311
    Hisaka Works, Ltd................................................  21,000    181,263
    Hisamitsu Pharmaceutical Co., Inc................................   1,100     51,193
    Hitachi Capital Corp.............................................  48,900  1,095,762
    Hitachi Chemical Co., Ltd........................................   7,300    240,314
    Hitachi Construction Machinery Co., Ltd..........................  26,400    681,442
    Hitachi High-Technologies Corp...................................   6,300    391,959
    Hitachi Metals, Ltd..............................................  59,710    749,379
    Hitachi Transport System, Ltd....................................  16,400    466,789
    Hitachi Zosen Corp............................................... 103,040    348,181
    Hitachi, Ltd.....................................................  66,700  2,489,407
    Hitachi, Ltd., ADR...............................................     303     22,592
    Hito Communications Holdings, Inc................................   3,700     56,757
    Hochiki Corp.....................................................   9,500    132,683
    Hodogaya Chemical Co., Ltd.......................................   4,200    158,186
    Hogy Medical Co., Ltd............................................   7,200    240,265
    Hokkaido Electric Power Co., Inc.................................  38,000    199,446
    Hokkaido Gas Co., Ltd............................................   2,400     36,048
    Hokkan Holdings, Ltd.............................................   6,900    111,259
    Hokko Chemical Industry Co., Ltd.................................  20,000    110,629
    Hokkoku Bank, Ltd. (The).........................................  14,400    404,706
    Hokuetsu Corp.................................................... 112,500    572,940
    Hokuetsu Industries Co., Ltd.....................................  17,000    199,970
    Hokuhoku Financial Group, Inc....................................  82,000    802,111
#   Hokuriku Electric Industry Co., Ltd..............................   6,200     66,476
*   Hokuriku Electric Power Co.......................................  36,500    260,145
    Hokuriku Electrical Construction Co., Ltd........................  11,000    100,099
    Hokuto Corp......................................................  16,500    296,883
#   Honda Motor Co., Ltd., Sponsored ADR.............................  23,840    642,965
    Honda Motor Co., Ltd............................................. 173,935  4,705,633
    Honda Tsushin Kogyo Co., Ltd.....................................  10,000     48,490
    H-One Co., Ltd...................................................  17,400    117,534
    Honeys Holdings Co., Ltd.........................................  12,570    158,250
    Honshu Chemical Industry Co., Ltd................................   3,200     36,546
#   Hoosiers Holdings................................................  17,700    110,359
    Horiba, Ltd......................................................   7,500    506,106
    Hoshizaki Corp...................................................   2,800    238,006
    Hosiden Corp.....................................................  47,200    495,842
    Hosokawa Micron Corp.............................................   7,500    272,701
    Howa Machinery, Ltd..............................................  12,800     87,901
    Hulic Co., Ltd...................................................  18,067    196,149
    Hurxley Corp.....................................................   2,400     22,957
    Hyakugo Bank, Ltd. (The)......................................... 149,300    480,569
    Hyakujushi Bank, Ltd. (The)......................................  17,900    371,995

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Ibiden Co., Ltd..................................................  28,500 $  658,086
    Ichibanya Co., Ltd...............................................   5,134    240,036
    Ichigo, Inc...................................................... 122,800    489,099
    Ichiken Co., Ltd.................................................   5,400     85,780
    Ichikoh Industries, Ltd..........................................  36,000    286,331
    Ichinen Holdings Co., Ltd........................................  18,300    221,947
    Ichiyoshi Securities Co., Ltd....................................  28,100    181,389
    Icom, Inc........................................................   7,400    167,486
    Idec Corp........................................................  16,000    325,002
    Idemitsu Kosan Co., Ltd..........................................  70,826  2,081,950
    IDOM, Inc........................................................  67,000    283,304
    IHI Corp.........................................................  83,200  2,050,308
#   Iida Group Holdings Co., Ltd.....................................  23,820    396,772
    Iino Kaiun Kaisha, Ltd...........................................  76,300    256,213
#   IJTT Co., Ltd....................................................  17,000     84,360
    Ikegami Tsushinki Co., Ltd.......................................   7,300     76,849
    Imagica Group, Inc...............................................  11,000     57,413
    Imasen Electric Industrial.......................................  16,400    141,935
#   Imuraya Group Co., Ltd...........................................   1,700     32,259
    Inaba Denki Sangyo Co., Ltd......................................  11,200    514,514
    Inaba Seisakusho Co., Ltd........................................   7,400    100,118
    Inabata & Co., Ltd...............................................  29,800    390,139
    Inageya Co., Ltd.................................................   5,100     68,380
    Ines Corp........................................................  16,800    189,013
#   I-Net Corp.......................................................  10,100    129,967
    Infocom Corp.....................................................  17,600    367,177
    Infomart Corp....................................................  46,000    692,560
    Information Services International-Dentsu, Ltd...................   8,500    295,139
    Innotech Corp....................................................  12,900    112,717
    Inpex Corp....................................................... 124,600  1,151,862
    Intage Holdings, Inc.............................................  26,600    236,960
#   Intelligent Wave, Inc............................................   2,400     16,796
#   Inter Action Corp................................................   4,900     99,854
    Internet Initiative Japan, Inc...................................  20,400    483,724
#   Inui Global Logistics Co., Ltd...................................  12,995    140,493
    I-O Data Device, Inc.............................................   6,200     52,540
    Iriso Electronics Co., Ltd.......................................   8,900    440,037
    Ise Chemicals Corp...............................................   1,400     41,937
    Iseki & Co., Ltd.................................................  12,900    196,195
    Isetan Mitsukoshi Holdings, Ltd.................................. 151,000  1,204,250
#   Ishihara Chemical Co., Ltd.......................................   4,800     77,681
    Ishihara Sangyo Kaisha, Ltd......................................  33,000    340,689
    Ishii Iron Works Co., Ltd........................................   1,900     44,981
    Ishizuka Glass Co., Ltd..........................................   1,800     35,802
#*  Istyle, Inc......................................................  20,000    137,323
    Isuzu Motors, Ltd................................................  68,300    793,640
    Itfor, Inc.......................................................  11,700     95,720
#   Ito En, Ltd......................................................   6,600    321,696
    ITOCHU Corp......................................................  39,900    834,224
    Itochu Enex Co., Ltd.............................................  53,900    450,387
    Itochu Techno-Solutions Corp.....................................   4,600    123,882
    Itochu-Shokuhin Co., Ltd.........................................   4,800    231,695
    Itoham Yonekyu Holdings, Inc..................................... 107,678    694,042
    Itoki Corp.......................................................  33,553    153,654
    IwaiCosmo Holdings, Inc..........................................  15,100    163,516
    Iwaki & Co., Ltd.................................................  24,300    102,561
    Iwasaki Electric Co., Ltd........................................   6,400     83,365
    Iwatani Corp.....................................................  29,900  1,036,839
    Iwatsu Electric Co., Ltd.........................................   6,100     45,519

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
JAPAN -- (Continued)
    Iwatsuka Confectionery Co., Ltd..................................       800 $   28,618
    Iyo Bank, Ltd. (The).............................................   124,882    659,845
    Izumi Co., Ltd...................................................     7,000    263,328
    J Front Retailing Co., Ltd.......................................   100,400  1,276,675
#   J Trust Co., Ltd.................................................    52,600    189,000
    JAC Recruitment Co., Ltd.........................................     7,600    143,333
    Jaccs Co., Ltd...................................................    22,400    505,590
    Jafco Co., Ltd...................................................    23,000    863,923
    Jalux, Inc.......................................................     5,400    125,543
    Jamco Corp.......................................................     6,800     92,438
    Janome Sewing Machine Co., Ltd...................................    17,000     64,957
    Japan Airlines Co., Ltd..........................................     6,900    215,018
#   Japan Airport Terminal Co., Ltd..................................     5,800    286,500
    Japan Asia Group, Ltd............................................    16,900     57,047
*   Japan Asia Investment Co., Ltd...................................    16,300     45,817
    Japan Aviation Electronics Industry, Ltd.........................    41,600    774,958
    Japan Cash Machine Co., Ltd......................................    13,100    117,129
#*  Japan Display, Inc............................................... 1,263,600    738,282
    Japan Electronic Materials Corp..................................     5,100     33,715
    Japan Exchange Group, Inc........................................    22,200    366,489
    Japan Foundation Engineering Co., Ltd............................    19,200     70,511
    Japan Investment Adviser Co., Ltd................................     6,100    114,293
    Japan Lifeline Co., Ltd..........................................    25,200    388,459
    Japan Material Co., Ltd..........................................    27,000    377,930
    Japan Meat Co., Ltd..............................................     7,200    147,274
    Japan Medical Dynamic Marketing, Inc.............................     9,600    166,427
    Japan Oil Transportation Co., Ltd................................     2,900     75,534
    Japan Petroleum Exploration Co., Ltd.............................     5,300    135,508
    Japan Post Holdings Co., Ltd.....................................   114,500  1,051,022
    Japan Property Management Center Co., Ltd........................     6,200     84,209
    Japan Pulp & Paper Co., Ltd......................................     9,000    346,416
    Japan Securities Finance Co., Ltd................................    77,600    373,369
    Japan Steel Works, Ltd. (The)....................................    52,400  1,104,196
    Japan Tobacco, Inc...............................................    24,000    542,465
    Japan Transcity Corp.............................................    33,400    171,467
    Japan Wool Textile Co., Ltd. (The)...............................    48,200    473,830
    Jastec Co., Ltd..................................................     6,900     73,270
    JBCC Holdings, Inc...............................................     9,600    159,928
    JCR Pharmaceuticals Co., Ltd.....................................       700     53,941
    JCU Corp.........................................................    18,600    455,779
    Jeol, Ltd........................................................    16,500    437,297
    JFE Holdings, Inc................................................   181,460  2,269,636
    JGC Holdings Corp................................................    94,100  1,361,009
*   JIG-SAW, Inc.....................................................     1,400     57,744
    Jimoto Holdings, Inc.............................................   148,300    142,033
    JINS Holdings, Inc...............................................     6,400    399,859
    JK Holdings Co., Ltd.............................................    14,300     75,784
    JMS Co., Ltd.....................................................    19,200    119,570
    Joban Kosan Co., Ltd.............................................     4,900     79,418
    J-Oil Mills, Inc.................................................     8,100    340,593
    Joshin Denki Co., Ltd............................................    14,700    294,755
    JP-Holdings, Inc.................................................    22,600     59,934
    JSP Corp.........................................................     9,300    172,381
    JSR Corp.........................................................    63,700  1,195,886
    JTEKT Corp.......................................................    99,100  1,263,959
    Juki Corp........................................................    28,800    259,776
    Juroku Bank, Ltd. (The)..........................................    20,400    466,841
    Justsystems Corp.................................................     7,900    324,819
    JVCKenwood Corp..................................................   147,070    428,667

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    JXTG Holdings, Inc............................................... 406,870 $1,901,808
    K&O Energy Group, Inc............................................  10,700    161,090
#*  Kadokawa Dwango..................................................  18,977    271,256
    Kaga Electronics Co., Ltd........................................  11,000    213,221
    Kagome Co., Ltd..................................................   6,600    166,352
    Kajima Corp......................................................  91,221  1,253,618
    Kakaku.com, Inc..................................................   8,800    204,335
    Kaken Pharmaceutical Co., Ltd....................................  10,700    524,607
    Kakiyasu Honten Co., Ltd.........................................   5,200    103,337
    Kameda Seika Co., Ltd............................................   4,700    211,411
    Kamei Corp.......................................................  18,600    212,354
    Kamigumi Co., Ltd................................................  23,200    524,578
    Kanaden Corp.....................................................  13,400    164,192
    Kanagawa Chuo Kotsu Co., Ltd.....................................   4,600    165,746
#   Kanamoto Co., Ltd................................................  33,600    898,266
    Kandenko Co., Ltd................................................  84,600    799,924
    Kaneka Corp......................................................  31,400  1,045,261
    Kaneko Seeds Co., Ltd............................................   2,400     33,732
    Kanematsu Corp...................................................  75,600    921,022
    Kanematsu Electronics, Ltd.......................................   8,300    258,500
    Kansai Mirai Financial Group, Inc................................  47,832    311,194
    Kansai Paint Co., Ltd............................................  12,000    289,018
    Kansai Super Market, Ltd.........................................  10,400    100,748
    Kanto Denka Kogyo Co., Ltd.......................................  44,900    396,984
    Kappa Create Co., Ltd............................................   6,500     83,922
    Kasai Kogyo Co., Ltd.............................................  23,300    188,580
    Katakura & Co-op Agri Corp.......................................   3,200     36,011
    Katakura Industries Co., Ltd.....................................  19,000    244,880
    Kato Sangyo Co., Ltd.............................................  11,100    352,347
    Kato Works Co., Ltd..............................................   6,700    126,729
    KAWADA TECHNOLOGIES, Inc.........................................   4,600    303,200
#   Kawagishi Bridge Works Co., Ltd..................................   1,600     35,394
    Kawai Musical Instruments Manufacturing Co., Ltd.................   5,000    141,141
    Kawasaki Heavy Industries, Ltd...................................  72,100  1,730,279
*   Kawasaki Kisen Kaisha, Ltd.......................................  37,599    559,470
    Kawasumi Laboratories, Inc.......................................  13,100    105,759
    KDDI Corp........................................................  78,300  2,166,650
    Keihan Holdings Co., Ltd.........................................  15,200    717,697
    Keihanshin Building Co., Ltd.....................................  10,300    128,815
    Keihin Co., Ltd..................................................   3,500     41,919
    Keihin Corp......................................................  45,700  1,086,409
    Keiyo Bank, Ltd. (The)...........................................  72,900    457,184
    Keiyo Co., Ltd...................................................  28,100    137,158
    KEL Corp.........................................................   4,100     31,691
    Kenedix, Inc.....................................................  90,200    490,972
    Kenko Mayonnaise Co., Ltd........................................   7,800    184,117
    Kewpie Corp......................................................  12,000    272,366
    Key Coffee, Inc..................................................   7,800    168,107
#   KFC Holdings Japan, Ltd..........................................  10,000    214,106
    KH Neochem Co., Ltd..............................................   5,400    131,500
    Kimoto Co., Ltd..................................................  28,900     45,263
    Kimura Chemical Plants Co., Ltd..................................  10,600     44,067
    Kimura Unity Co., Ltd............................................   2,800     28,639
    Kinden Corp......................................................  39,700    597,201
    King Co., Ltd....................................................   4,400     23,440
*   Kinki Sharyo Co., Ltd. (The).....................................   4,300     63,018
    Kintetsu Department Store Co., Ltd...............................   3,700    117,950
    Kintetsu World Express, Inc......................................  39,300    635,571
    Kirin Holdings Co., Ltd..........................................  14,980    317,791

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kirindo Holdings Co., Ltd........................................   5,300 $  106,094
    Kissei Pharmaceutical Co., Ltd...................................  18,000    463,723
    Ki-Star Real Estate Co., Ltd.....................................   6,500    116,694
    Kitagawa Corp....................................................   8,200    158,229
    Kita-Nippon Bank, Ltd. (The).....................................   6,500    114,632
    Kitano Construction Corp.........................................   3,200     83,816
    Kito Corp........................................................  19,300    293,691
    Kitz Corp........................................................  71,600    487,950
    Kiyo Bank, Ltd. (The)............................................  44,100    680,427
#*  KLab, Inc........................................................  18,500    164,634
*   KNT-CT Holdings Co., Ltd.........................................   1,600     22,511
    Koa Corp.........................................................  15,200    191,010
    Koatsu Gas Kogyo Co., Ltd........................................  22,500    178,078
    Kobayashi Pharmaceutical Co., Ltd................................   2,800    223,888
#   Kobe Bussan Co., Ltd.............................................  11,200    331,417
*   Kobe Electric Railway Co., Ltd...................................   1,600     58,250
    Kobe Steel, Ltd.................................................. 198,000  1,064,551
#   Kobelco Eco-Solutions Co., Ltd...................................   2,800     44,094
    Kohnan Shoji Co., Ltd............................................  25,000    580,560
    Kohsoku Corp.....................................................   6,900     82,434
    Koito Manufacturing Co., Ltd.....................................  10,500    549,288
    Kojima Co., Ltd..................................................  44,600    175,702
    Kokusai Co., Ltd.................................................   2,800     18,508
    Kokuyo Co., Ltd..................................................  52,300    767,471
    KOMAIHALTEC, Inc.................................................   3,399     54,642
    Komatsu Matere Co., Ltd..........................................  24,700    191,698
    Komatsu Wall Industry Co., Ltd...................................   7,900    164,923
    Komatsu, Ltd.....................................................  54,400  1,273,771
    Komehyo Co., Ltd.................................................   5,700     57,772
    Komeri Co., Ltd..................................................  30,300    649,338
    Komori Corp......................................................  33,800    359,909
    Konaka Co., Ltd..................................................  39,500    153,739
    Konami Holdings Corp.............................................  14,800    649,702
#   Kondotec, Inc....................................................  16,000    144,451
    Konica Minolta, Inc.............................................. 281,100  2,063,217
    Konishi Co., Ltd.................................................  18,200    256,903
    Konoike Transport Co., Ltd.......................................  20,500    312,466
    Konoshima Chemical Co., Ltd......................................   3,400     27,531
*   Kosaido Co., Ltd.................................................  14,900     99,756
    Kose Corp........................................................   3,800    673,717
#   Kosei Securities Co., Ltd. (The).................................   4,300     25,087
    Koshidaka Holdings Co., Ltd......................................  22,000    319,462
    Kotobuki Spirits Co., Ltd........................................   5,100    350,948
#   Kourakuen Holdings Corp..........................................   6,000    111,889
    Krosaki Harima Corp..............................................   5,600    300,057
    KRS Corp.........................................................   6,100    108,304
    K's Holdings Corp................................................  78,920    901,686
    KU Holdings Co., Ltd.............................................   9,100     73,637
    Kubota Corp......................................................  38,600    613,094
    Kumagai Gumi Co., Ltd............................................  23,500    724,508
#   Kumiai Chemical Industry Co., Ltd................................  31,400    290,378
    Kunimine Industries Co., Ltd.....................................   4,500     42,616
    Kura Sushi, Inc..................................................   5,200    218,762
    Kurabo Industries, Ltd...........................................  12,500    286,205
    Kuraray Co., Ltd................................................. 191,900  2,283,093
    Kureha Corp......................................................  16,200  1,035,403
    Kurimoto, Ltd....................................................   7,800    126,774
    Kurita Water Industries, Ltd.....................................  23,700    682,266
    Kuriyama Holdings Corp...........................................   8,000     61,152

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kusuri no Aoki Holdings Co., Ltd.................................   2,700 $  201,359
*   KYB Corp.........................................................  15,100    482,231
    Kyocera Corp.....................................................  11,685    766,616
    Kyodo Printing Co., Ltd..........................................   7,300    184,974
    Kyoei Steel, Ltd.................................................  14,900    271,338
#   Kyokuto Boeki Kaisha, Ltd........................................   6,400    117,091
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................  20,400    273,400
    Kyokuto Securities Co., Ltd......................................  20,300    151,576
    Kyokuyo Co., Ltd.................................................   7,100    190,096
    KYORIN Holdings, Inc.............................................  28,400    497,454
    Kyoritsu Maintenance Co., Ltd....................................  13,640    603,377
    Kyoritsu Printing Co., Ltd.......................................  23,500     35,083
    Kyosan Electric Manufacturing Co., Ltd...........................  31,600    148,263
    Kyowa Electronic Instruments Co., Ltd............................  14,300     57,336
    Kyowa Exeo Corp..................................................  26,754    680,674
    Kyowa Kirin Co., Ltd.............................................   2,400     44,160
#   Kyowa Leather Cloth Co., Ltd.....................................  13,200     96,473
    Kyudenko Corp....................................................  23,000    751,562
    Kyushu Financial Group, Inc...................................... 190,080    767,235
    LAC Co., Ltd.....................................................   7,000     83,955
#   Lacto Japan Co., Ltd.............................................   3,800    123,616
    Land Business Co., Ltd...........................................   5,600     39,114
*   Laox Co., Ltd....................................................  24,100     60,535
    Lasertec Corp....................................................   6,400    460,071
    Lawson, Inc......................................................   3,300    182,049
    LEC, Inc.........................................................  22,000    221,458
#*  Leopalace21 Corp................................................. 221,900    605,448
    Life Corp........................................................   9,000    206,574
*   LIFULL Co., Ltd..................................................  26,500    161,058
#   Linical Co., Ltd.................................................   4,700     43,373
#   Link And Motivation, Inc.........................................  20,000    107,186
    Lintec Corp......................................................  31,400    659,488
    Lion Corp........................................................  11,700    244,851
    LIXIL Group Corp.................................................  44,600    829,467
    LIXIL VIVA Corp..................................................  17,300    299,121
    Lonseal Corp.....................................................   1,600     24,611
    Look Holdings, Inc...............................................   4,400     45,851
*   M&A Capital Partners Co., Ltd....................................   2,900    193,305
    Mabuchi Motor Co., Ltd...........................................   1,400     56,724
    Macnica Fuji Electronics Holdings, Inc...........................  31,750    538,187
    Macromill, Inc...................................................  16,600    147,847
    Maeda Corp....................................................... 107,300    995,832
#   Maeda Kosen Co., Ltd.............................................  16,000    267,286
    Maeda Road Construction Co., Ltd.................................  26,800    576,557
    Maezawa Kasei Industries Co., Ltd................................  11,300    123,771
    Maezawa Kyuso Industries Co., Ltd................................   9,100    180,193
    Makino Milling Machine Co., Ltd..................................  22,400  1,113,709
    Makita Corp., Sponsored ADR......................................   3,976    133,951
    Makita Corp......................................................   4,800    161,428
    Mamezou Holdings Co., Ltd........................................  11,200    183,603
    Mamiya-Op Co., Ltd...............................................   2,699     24,921
    Mandom Corp......................................................   3,400     94,220
    Mani, Inc........................................................   6,600    174,243
    Mars Group Holdings Corp.........................................   9,700    179,446
    Marubeni Corp.................................................... 114,800    807,971
    Marubun Corp.....................................................  13,800     78,522
    Marudai Food Co., Ltd............................................  16,800    361,894
    Marufuji Sheet Piling Co., Ltd...................................   1,100     22,593
    Maruha Nichiro Corp..............................................  33,700    875,267

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Marui Group Co., Ltd.............................................  18,200 $  404,592
    Maruichi Steel Tube, Ltd.........................................  12,400    338,623
    Maruka Corp......................................................   5,900    129,033
#   Marusan Securities Co., Ltd......................................  39,000    188,069
    Maruwa Co., Ltd..................................................   5,700    371,432
#   Maruwa Unyu Kikan Co., Ltd.......................................   9,400    206,644
    Maruyama Manufacturing Co., Inc..................................   2,800     32,759
    Maruzen CHI Holdings Co., Ltd....................................  10,600     36,925
    Maruzen Co., Ltd.................................................   6,000    106,424
    Maruzen Showa Unyu Co., Ltd......................................   9,800    275,434
    Marvelous, Inc...................................................  15,400    108,693
    Matsuda Sangyo Co., Ltd..........................................  11,900    178,832
    Matsui Construction Co., Ltd.....................................  17,600    137,477
    Matsui Securities Co., Ltd.......................................  16,700    137,544
    Matsumotokiyoshi Holdings Co., Ltd...............................  13,300    468,482
#   Matsuya Co., Ltd.................................................   6,100     47,188
    Matsuyafoods Holdings Co., Ltd...................................   6,200    233,077
    Max Co., Ltd.....................................................   9,500    174,289
    Maxell Holdings, Ltd.............................................  36,100    498,245
    Maxvalu Nishinihon Co., Ltd......................................   1,300     20,438
    Maxvalu Tokai Co., Ltd...........................................   5,000    102,247
    Mazda Motor Corp.................................................  99,300    911,605
    MCJ Co., Ltd.....................................................  51,200    337,899
    Mebuki Financial Group, Inc...................................... 390,522    992,166
    MEC Co., Ltd.....................................................  11,800    197,796
    Media Do Holdings Co., Ltd.......................................   2,300     71,825
    Medical System Network Co., Ltd..................................  20,600    102,747
    Medipal Holdings Corp............................................   4,900    111,953
    Megachips Corp...................................................  12,900    244,185
    Megmilk Snow Brand Co., Ltd......................................  36,200    870,661
    Meidensha Corp...................................................  33,900    650,392
    Meiji Electric Industries Co., Ltd...............................   2,800     38,589
    MEIJI Holdings Co., Ltd..........................................   2,200    158,571
    Meiji Shipping Co., Ltd..........................................   6,100     19,556
#   Meiko Electronics Co., Ltd.......................................  20,700    339,492
    Meiko Network Japan Co., Ltd.....................................  15,800    140,362
    Meisei Industrial Co., Ltd.......................................  33,800    268,599
    Meitec Corp......................................................  12,900    672,481
#   Meito Sangyo Co., Ltd............................................   8,800    105,961
    Meiwa Corp.......................................................  18,400     98,420
    Meiwa Estate Co., Ltd............................................  10,900     58,126
    Melco Holdings, Inc..............................................   2,000     53,779
    Menicon Co., Ltd.................................................  15,300    541,376
#   Mercuria Investment Co., Ltd.....................................   4,800     34,278
    METAWATER Co., Ltd...............................................   4,800    188,099
    Michinoku Bank, Ltd. (The).......................................  15,291    243,813
    Micronics Japan Co., Ltd.........................................  19,200    179,625
    Mie Kotsu Group Holdings, Inc....................................  47,700    264,442
    Mikuni Corp......................................................  22,800     75,953
    Milbon Co., Ltd..................................................   9,504    520,546
    Mimaki Engineering Co., Ltd......................................  14,100     70,700
    Mimasu Semiconductor Industry Co., Ltd...........................  14,900    291,039
    Minebea Mitsumi, Inc.............................................  54,639  1,037,679
    Ministop Co., Ltd................................................  12,900    173,534
    Miraca Holdings, Inc.............................................  36,100    852,040
    Miraial Co., Ltd.................................................   3,700     50,363
    Mirait Holdings Corp.............................................  32,610    523,619
    Miroku Jyoho Service Co., Ltd....................................   8,100    213,499
    Misawa Homes Co., Ltd............................................  21,000    225,225

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
JAPAN -- (Continued)
    MISUMI Group, Inc................................................    15,900 $  399,706
    Mitani Corp......................................................     8,400    422,017
    Mitani Sangyo Co., Ltd...........................................    14,200     43,660
    Mitani Sekisan Co., Ltd..........................................     5,400    179,134
    Mito Securities Co., Ltd.........................................    52,500    115,263
    Mitsuba Corp.....................................................    54,401    343,297
    Mitsubishi Chemical Holdings Corp................................   377,580  2,877,621
    Mitsubishi Corp..................................................   101,500  2,581,592
    Mitsubishi Electric Corp.........................................    79,000  1,128,708
    Mitsubishi Estate Co., Ltd.......................................    40,200    780,498
    Mitsubishi Gas Chemical Co., Inc.................................    73,894  1,042,423
    Mitsubishi Heavy Industries, Ltd.................................    31,800  1,286,925
    Mitsubishi Kakoki Kaisha, Ltd....................................     5,600    100,580
    Mitsubishi Logisnext Co., Ltd....................................    29,000    312,030
    Mitsubishi Logistics Corp........................................    23,299    591,438
    Mitsubishi Materials Corp........................................    50,280  1,445,802
    Mitsubishi Motors Corp...........................................   242,000  1,104,924
    Mitsubishi Paper Mills, Ltd......................................    27,200    123,852
    Mitsubishi Pencil Co., Ltd.......................................     3,850     60,792
    Mitsubishi Research Institute, Inc...............................     4,900    173,503
    Mitsubishi Shokuhin Co., Ltd.....................................    10,100    256,105
    Mitsubishi Steel Manufacturing Co., Ltd..........................     9,700    103,339
    Mitsubishi Tanabe Pharma Corp....................................    35,100    420,087
    Mitsubishi UFJ Financial Group, Inc..............................   899,300  4,662,230
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................   265,300  1,628,672
    Mitsuboshi Belting, Ltd..........................................    15,500    291,648
    Mitsui & Co., Ltd., Sponsored ADR................................       106     36,333
    Mitsui & Co., Ltd................................................   118,200  2,029,962
    Mitsui Chemicals, Inc............................................   101,800  2,420,949
*   Mitsui E&S Holdings Co., Ltd.....................................    51,200    518,230
    Mitsui Fudosan Co., Ltd..........................................    25,600    654,920
    Mitsui High-Tec, Inc.............................................    18,300    314,678
    Mitsui Matsushima Holdings Co., Ltd..............................     9,400    112,087
    Mitsui Mining & Smelting Co., Ltd................................    69,200  1,933,977
    Mitsui OSK Lines, Ltd............................................    70,200  1,912,144
    Mitsui Sugar Co., Ltd............................................    12,300    267,452
    Mitsui-Soko Holdings Co., Ltd....................................    21,700    351,858
    Mitsuuroko Group Holdings Co., Ltd...............................    28,700    309,100
    Miura Co., Ltd...................................................     1,900     57,253
    Mixi, Inc........................................................    34,600    668,608
    Miyaji Engineering Group, Inc....................................     4,500     85,816
    Miyazaki Bank, Ltd. (The)........................................    13,000    332,684
    Miyoshi Oil & Fat Co., Ltd.......................................     7,500     86,451
    Mizuho Financial Group, Inc...................................... 1,843,560  2,862,082
    Mizuho Leasing Co., Ltd..........................................    27,400    771,729
    Mizuno Corp......................................................    13,700    358,330
    Mochida Pharmaceutical Co., Ltd..................................     3,500    139,678
    Modec, Inc.......................................................     9,000    246,872
    Molitec Steel Co., Ltd...........................................    11,400     48,864
#   Monex Group, Inc.................................................   138,200    337,602
    Money Partners Group Co., Ltd....................................    13,100     31,231
    Monogatari Corp. (The)...........................................     2,700    233,184
    MonotaRO Co., Ltd................................................    17,000    513,580
    MORESCO Corp.....................................................     7,100     87,893
    Morinaga & Co., Ltd..............................................     9,200    454,475
    Morinaga Milk Industry Co., Ltd..................................    28,800  1,119,692
    Morita Holdings Corp.............................................    19,700    330,075
    Morito Co., Ltd..................................................    16,800    124,703
    Morozoff, Ltd....................................................     1,900     90,623

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Mory Industries, Inc.............................................   4,800 $  102,235
    MrMax Holdings, Ltd..............................................  20,900     92,699
    MS&AD Insurance Group Holdings, Inc..............................  34,582  1,116,695
    MTI, Ltd.........................................................  18,500    119,993
    Mugen Estate Co., Ltd............................................  12,100     75,217
    Murakami Corp....................................................   3,000     70,157
    Murata Manufacturing Co., Ltd....................................  10,600    577,150
    Musashi Seimitsu Industry Co., Ltd...............................  52,600    730,690
    Musashino Bank, Ltd. (The).......................................  19,100    332,994
    Mutoh Holdings Co., Ltd..........................................   1,900     31,601
#*  Mynet, Inc.......................................................   2,600     13,382
    N Field Co., Ltd.................................................   5,200     30,498
    Nabtesco Corp....................................................   9,300    296,064
    NAC Co., Ltd.....................................................   7,600     72,841
    Nachi-Fujikoshi Corp.............................................  14,300    684,307
    Nadex Co., Ltd...................................................   4,800     40,418
    Nafco Co., Ltd...................................................     500      5,993
#   Nagano Bank, Ltd. (The)..........................................   7,500    113,209
    Nagano Keiki Co., Ltd............................................  11,300     77,686
    Nagase & Co., Ltd................................................  48,500    733,370
    Nagatanien Holdings Co., Ltd.....................................   8,400    166,927
#   Nagawa Co., Ltd..................................................     700     42,624
    Nagoya Railroad Co., Ltd.........................................   5,600    178,012
    Nakabayashi Co., Ltd.............................................  16,400     82,104
    Nakamuraya Co., Ltd..............................................   3,708    163,358
    Nakanishi, Inc...................................................  10,800    180,060
    Nakano Corp......................................................  13,000     59,572
    Nakayama Steel Works, Ltd........................................  17,200     73,558
    Nakayamafuku Co., Ltd............................................   7,600     39,510
    Nakayo, Inc......................................................   1,800     27,962
#   Namura Shipbuilding Co., Ltd.....................................  38,900    108,605
    Nankai Electric Railway Co., Ltd.................................   7,400    192,303
    Nanto Bank, Ltd. (The)...........................................  25,400    644,081
    Narasaki Sangyo Co., Ltd.........................................   2,400     42,432
    Natori Co., Ltd..................................................   4,100     64,231
    NEC Capital Solutions, Ltd.......................................   7,900    167,408
    NEC Corp.........................................................  15,500    614,274
    NEC Networks & System Integration Corp...........................   8,800    277,763
    NET One Systems Co., Ltd.........................................  12,700    342,399
    Neturen Co., Ltd.................................................  26,000    228,938
*   New Japan Chemical Co., Ltd......................................  25,700     47,914
*   Nexon Co., Ltd...................................................   5,800     67,212
#   Nexyz Group Corp.................................................   4,000     80,736
    NF Corp..........................................................   2,400     53,906
    NGK Insulators, Ltd..............................................  22,600    347,198
    NGK Spark Plug Co., Ltd..........................................  39,500    800,815
    NH Foods, Ltd....................................................   3,900    163,862
    NHK Spring Co., Ltd.............................................. 127,300  1,039,939
    Nicca Chemical Co., Ltd..........................................   4,600     37,849
#*  Nice Holdings, Inc...............................................   5,300     44,521
#   Nichia Steel Works, Ltd..........................................  31,900     98,454
    Nichias Corp.....................................................  43,200    911,353
    Nichiban Co., Ltd................................................   6,000    102,078
    Nichicon Corp....................................................  34,700    341,468
    Nichiden Corp....................................................  10,900    205,562
    Nichiha Corp.....................................................  19,500    560,708
    NichiiGakkan Co., Ltd............................................  26,700    452,684
    Nichi-iko Pharmaceutical Co., Ltd................................  38,200    447,589
#   Nichimo Co., Ltd.................................................   1,300     22,739

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nichirei Corp....................................................  35,300 $  810,657
    Nichireki Co., Ltd...............................................  22,300    264,689
    Nichirin Co., Ltd................................................   7,920    125,773
    Nifco, Inc.......................................................  21,400    564,872
    Nihon Chouzai Co., Ltd...........................................   6,440    234,495
#*  Nihon Dempa Kogyo Co., Ltd.......................................  13,900     58,649
    Nihon Dengi Co., Ltd.............................................   2,200     58,640
    Nihon Denkei Co., Ltd............................................   4,100     48,920
    Nihon Flush Co., Ltd.............................................   5,600    126,575
#   Nihon House Holdings Co., Ltd....................................  31,500    147,414
#   Nihon Kagaku Sangyo Co., Ltd.....................................  11,400    114,788
    Nihon Kohden Corp................................................   8,300    248,317
    Nihon M&A Center, Inc............................................  21,500    653,709
    Nihon Nohyaku Co., Ltd...........................................  27,800    146,068
    Nihon Parkerizing Co., Ltd.......................................  34,300    402,167
    Nihon Plast Co., Ltd.............................................  14,500     99,810
    Nihon Tokushu Toryo Co., Ltd.....................................  12,000    131,254
    Nihon Unisys, Ltd................................................  16,300    538,054
    Nihon Yamamura Glass Co., Ltd....................................   7,900     94,450
    Nikkato Corp.....................................................   5,800     43,503
    Nikkiso Co., Ltd.................................................  43,800    473,205
    Nikko Co., Ltd...................................................  19,000    116,554
    Nikkon Holdings Co., Ltd.........................................  51,200  1,244,558
#   Nikon Corp....................................................... 102,900  1,312,006
#   Nippi, Inc.......................................................   1,599     57,839
    Nippo Corp.......................................................  26,200    538,342
    Nippon Air Conditioning Services Co., Ltd........................  16,100    107,934
    Nippon Beet Sugar Manufacturing Co., Ltd.........................  11,100    217,604
    Nippon Carbide Industries Co., Inc...............................   6,100     82,258
#   Nippon Carbon Co., Ltd...........................................   4,300    164,980
    Nippon Chemical Industrial Co., Ltd..............................   5,900    173,610
    Nippon Chemi-Con Corp............................................  12,500    206,616
    Nippon Chemiphar Co., Ltd........................................   1,600     46,733
    Nippon Coke & Engineering Co., Ltd............................... 119,300     95,615
    Nippon Commercial Development Co., Ltd...........................   7,400    105,596
    Nippon Concrete Industries Co., Ltd..............................  32,000     92,070
#   Nippon Denko Co., Ltd............................................  80,065    138,771
    Nippon Densetsu Kogyo Co., Ltd...................................  20,800    450,251
    Nippon Electric Glass Co., Ltd...................................  33,300    750,134
    Nippon Express Co., Ltd..........................................  24,300  1,386,450
#   Nippon Filcon Co., Ltd...........................................   6,700     32,713
#   Nippon Fine Chemical Co., Ltd....................................  11,800    137,592
    Nippon Flour Mills Co., Ltd......................................  34,400    552,444
    Nippon Gas Co., Ltd..............................................  21,200    600,076
    Nippon Hume Corp.................................................  16,700    126,041
    Nippon Kanzai Co., Ltd...........................................   4,800     84,495
    Nippon Kayaku Co., Ltd...........................................  39,900    484,916
    Nippon Kinzoku Co., Ltd..........................................   4,900     39,403
#   Nippon Kodoshi Corp..............................................   5,300     69,334
    Nippon Koei Co., Ltd.............................................   9,700    300,084
    Nippon Koshuha Steel Co., Ltd....................................   6,600     27,616
    Nippon Light Metal Holdings Co., Ltd............................. 658,000  1,279,835
    Nippon Paint Holdings Co., Ltd...................................   5,000    272,302
    Nippon Paper Industries Co., Ltd.................................  78,124  1,346,670
    Nippon Parking Development Co., Ltd., Class C.................... 100,000    151,916
    Nippon Pillar Packing Co., Ltd...................................  12,400    167,043
    Nippon Piston Ring Co., Ltd......................................   5,800     73,546
    Nippon Road Co., Ltd. (The)......................................   5,100    311,619
    Nippon Seiki Co., Ltd............................................  33,900    524,141

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nippon Seisen Co., Ltd...........................................   2,400 $   61,182
#*  Nippon Sharyo, Ltd...............................................   6,500    165,460
    Nippon Sheet Glass Co., Ltd...................................... 103,500    648,461
    Nippon Shokubai Co., Ltd.........................................  11,500    709,123
    Nippon Signal Co., Ltd...........................................  24,700    284,633
    Nippon Soda Co., Ltd.............................................  17,200    458,130
    Nippon Steel Corp................................................  99,750  1,455,909
    Nippon Steel Trading Corp........................................  15,000    628,017
    Nippon Suisan Kaisha, Ltd........................................ 277,600  1,589,828
    Nippon Systemware Co., Ltd.......................................   6,100    147,698
    Nippon Thompson Co., Ltd.........................................  48,800    217,923
#   Nippon Yakin Kogyo Co., Ltd......................................  13,300    291,954
#   Nippon Yusen K.K................................................. 115,622  2,077,153
    Nipro Corp....................................................... 101,800  1,193,663
    Nishikawa Rubber Co., Ltd........................................   1,400     22,562
    Nishimatsu Construction Co., Ltd.................................  37,300    776,619
    Nishimatsuya Chain Co., Ltd......................................  23,000    204,678
    Nishimoto Co., Ltd...............................................   1,600     51,587
    Nishi-Nippon Financial Holdings, Inc.............................  87,700    649,876
    Nishi-Nippon Railroad Co., Ltd...................................  13,600    315,553
    Nishio Rent All Co., Ltd.........................................  21,400    574,914
    Nissan Chemical Corp.............................................  10,400    427,002
    Nissan Motor Co., Ltd............................................ 297,700  1,878,660
    Nissan Shatai Co., Ltd...........................................  40,000    368,618
    Nissan Tokyo Sales Holdings Co., Ltd.............................  18,900     52,656
#   Nissei ASB Machine Co., Ltd......................................   4,200    150,595
    Nissei Plastic Industrial Co., Ltd...............................  10,100    104,266
    Nissha Co., Ltd..................................................  35,000    364,514
    Nisshin Fudosan Co...............................................  29,400    137,027
    Nisshin Oillio Group, Ltd. (The).................................  17,000    595,284
    Nisshinbo Holdings, Inc.......................................... 145,638  1,212,549
    Nissin Corp......................................................  10,300    163,030
    Nissin Electric Co., Ltd.........................................  32,600    381,641
    Nissin Kogyo Co., Ltd............................................  41,800    856,021
    Nissin Sugar Co., Ltd............................................  12,200    225,426
    Nissui Pharmaceutical Co., Ltd...................................  10,000    123,627
    Nitta Corp.......................................................  11,900    347,082
    Nitta Gelatin, Inc...............................................  12,000     78,517
    Nittan Valve Co., Ltd............................................  20,800     53,655
    Nittetsu Mining Co., Ltd.........................................   5,000    209,732
    Nitto Boseki Co., Ltd............................................  13,700    417,649
    Nitto Denko Corp.................................................   8,600    475,801
#   Nitto Fuji Flour Milling Co., Ltd................................   1,100     64,416
    Nitto Kogyo Corp.................................................  10,100    212,203
    Nitto Kohki Co., Ltd.............................................   7,500    161,774
    Nitto Seiko Co., Ltd.............................................  27,700    155,745
    Nittoc Construction Co., Ltd.....................................  27,600    181,957
    NJS Co., Ltd.....................................................   5,300     82,017
    Noda Corp........................................................  10,400     75,453
    Noevir Holdings Co., Ltd.........................................   6,800    367,053
    NOF Corp.........................................................  13,800    466,151
    Nohmi Bosai, Ltd.................................................   8,300    172,788
    Nojima Corp......................................................  18,600    329,950
#   NOK Corp.........................................................  35,200    551,339
    Nomura Co., Ltd..................................................  32,200    397,407
    Nomura Holdings, Inc............................................. 238,500  1,083,978
    Nomura Holdings, Inc., Sponsored ADR.............................  13,920     63,336
    Nomura Real Estate Holdings, Inc.................................  40,200    952,715
    Noritake Co., Ltd................................................   6,800    312,403

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Noritsu Koki Co., Ltd............................................  14,300 $  206,345
    Noritz Corp......................................................  21,800    269,490
    North Pacific Bank, Ltd.......................................... 174,300    374,785
    Nozawa Corp......................................................   8,300     52,239
    NS Solutions Corp................................................   9,800    333,181
    NS United Kaiun Kaisha, Ltd......................................   9,900    224,183
    NSD Co., Ltd.....................................................  12,140    374,211
    NSK, Ltd......................................................... 191,500  1,780,645
    NTN Corp......................................................... 448,900  1,391,838
    NTT Data Corp....................................................  21,000    275,748
    NTT DOCOMO, Inc..................................................  49,672  1,361,763
    NuFlare Technology, Inc..........................................   3,100    230,959
    OAK Capital Corp.................................................  40,800     50,340
    Obara Group, Inc.................................................   7,900    294,512
    Obayashi Corp.................................................... 211,900  2,180,745
    Obic Co., Ltd....................................................   1,700    212,849
    Odelic Co., Ltd..................................................   3,200    117,658
    Oenon Holdings, Inc..............................................  45,000    165,842
    Ogaki Kyoritsu Bank, Ltd. (The)..................................  25,400    612,647
#   Ohara, Inc.......................................................   3,100     42,622
#   Ohashi Technica, Inc.............................................  10,800    149,459
    Ohmoto Gumi Co., Ltd.............................................     700     31,433
    Ohsho Food Service Corp..........................................   4,700    284,002
#   OIE Sangyo Co., Ltd..............................................   1,187     14,359
    Oiles Corp.......................................................  13,816    210,095
*   Oisix ra daichi, Inc.............................................   3,200     41,272
    Oita Bank, Ltd. (The)............................................  13,700    378,667
    Oji Holdings Corp................................................ 392,200  2,027,768
    Okabe Co., Ltd...................................................  26,900    227,754
    Okamoto Industries, Inc..........................................   3,700    142,893
#   Okamoto Machine Tool Works, Ltd..................................   3,700     95,268
    Okamura Corp.....................................................  33,300    333,949
    Okasan Securities Group, Inc..................................... 101,400    358,063
    Oki Electric Industry Co., Ltd...................................  67,700    908,565
    Okinawa Cellular Telephone Co....................................   6,400    218,720
    Okinawa Electric Power Co., Inc. (The)...........................  10,621    175,987
    OKK Corp.........................................................   6,300     43,270
    OKUMA Corp.......................................................  14,000    836,503
    Okumura Corp.....................................................  14,900    422,051
    Okura Industrial Co., Ltd........................................   6,200    114,098
    Okuwa Co., Ltd...................................................  20,900    262,812
    Olympic Group Corp...............................................   7,700     43,572
    Omron Corp.......................................................   7,500    438,763
    Ono Pharmaceutical Co., Ltd......................................   2,700     50,860
    ONO Sokki Co., Ltd...............................................   8,300     39,781
    Onoken Co., Ltd..................................................  12,200    159,980
    Onward Holdings Co., Ltd.........................................  65,500    378,666
    Ootoya Holdings Co., Ltd.........................................   2,200     46,546
#   Open House Co., Ltd..............................................  19,600    500,869
    Optex Group Co., Ltd.............................................  11,800    180,790
    Oracle Corp......................................................   1,000     87,896
    Organo Corp......................................................   5,500    300,721
    Orient Corp...................................................... 246,500    360,118
    Origin Co., Ltd..................................................   4,200     58,398
    ORIX Corp........................................................ 229,000  3,598,710
    Osaka Organic Chemical Industry, Ltd.............................  12,000    133,792
    Osaka Soda Co., Ltd..............................................   9,200    260,438
    Osaka Steel Co., Ltd.............................................   9,100    124,529
    OSAKA Titanium Technologies Co., Ltd.............................  14,900    233,262

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Osaki Electric Co., Ltd..........................................  32,900 $  227,794
    OSG Corp.........................................................  33,900    725,104
    OSJB Holdings Corp............................................... 101,200    246,384
    Otsuka Corp......................................................   6,200    249,971
    Otsuka Holdings Co., Ltd.........................................   8,800    366,874
    OUG Holdings, Inc................................................   1,500     39,529
    Outsourcing, Inc.................................................  55,400    596,324
    Oyo Corp.........................................................  17,000    194,763
    Pacific Industrial Co., Ltd......................................  44,500    607,214
#   Pacific Metals Co., Ltd..........................................  10,699    255,818
    Pack Corp. (The).................................................   8,300    292,473
    PAL GROUP Holdings Co., Ltd......................................   7,600    240,278
    PALTAC Corp......................................................   6,750    325,522
#   Paltek Corp......................................................   7,400     36,329
    Pan Pacific International Holdings Corp..........................  18,800    295,937
    Panasonic Corp...................................................  97,723    821,301
    Panasonic Corp., Sponsored ADR...................................  26,580    224,867
#   Paraca, Inc......................................................   3,600     66,738
    Paramount Bed Holdings Co., Ltd..................................  11,000    420,607
    Parco Co., Ltd...................................................   9,306    112,146
    Paris Miki Holdings, Inc.........................................  24,000     63,488
#   Park24 Co., Ltd..................................................   9,100    214,910
    Parker Corp......................................................   8,500     38,172
*   Pasco Corp.......................................................   2,600     27,379
    Pasona Group, Inc................................................  16,500    235,533
    PC Depot Corp....................................................  14,800     65,756
    Pegasus Sewing Machine Manufacturing Co., Ltd....................  14,400     72,010
    Penta-Ocean Construction Co., Ltd................................ 190,300  1,167,382
    PIA Corp.........................................................   2,600    111,573
    Pigeon Corp......................................................   8,400    410,074
    Pilot Corp.......................................................  12,400    502,914
    Piolax, Inc......................................................  23,700    463,502
    Plant Co., Ltd...................................................   1,500      9,985
    Plenus Co., Ltd..................................................   9,700    168,438
    Pola Orbis Holdings, Inc.........................................   4,800    108,316
    Poletowin Pitcrew Holdings, Inc..................................  15,200    147,163
    Press Kogyo Co., Ltd.............................................  94,800    402,092
    Pressance Corp...................................................  32,400    529,459
    Prestige International, Inc......................................  29,400    243,336
    Prima Meat Packers, Ltd..........................................  24,200    598,023
    Pronexus, Inc....................................................   7,400     86,831
*   Prospect Co., Ltd................................................ 441,000     98,000
    Proto Corp.......................................................  17,200    186,127
    PS Mitsubishi Construction Co., Ltd..............................  23,600    168,842
    Punch Industry Co., Ltd..........................................  15,000     74,650
    Qol Holdings Co., Ltd............................................  20,500    287,015
    Quick Co., Ltd...................................................   5,300     75,021
    Raito Kogyo Co., Ltd.............................................  34,800    553,073
    Raiznext Corp....................................................  33,600    341,359
    Rakuten, Inc.....................................................  17,400    165,882
    Rasa Corp........................................................   5,700     45,532
    Rasa Industries, Ltd.............................................   6,400     87,496
    Raysum Co., Ltd..................................................  15,000    158,356
    Relia, Inc.......................................................  16,900    220,651
    Relo Group, Inc..................................................  24,300    594,704
    Renaissance, Inc.................................................   6,300     97,593
    Rengo Co., Ltd................................................... 196,300  1,423,378
*   Renown, Inc......................................................  44,300     46,576
    Resona Holdings, Inc............................................. 296,000  1,287,174

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Resorttrust, Inc.................................................  41,500 $  662,262
    Restar Holdings Corp.............................................  13,400    227,710
    Retail Partners Co., Ltd.........................................   6,000     49,439
    Rheon Automatic Machinery Co., Ltd...............................  10,300    156,603
    Rhythm Watch Co., Ltd............................................   5,400     50,612
    Riberesute Corp..................................................   7,200     58,184
    Ricoh Co., Ltd................................................... 209,900  1,869,288
    Ricoh Leasing Co., Ltd...........................................  15,900    535,806
    Ride On Express Holdings Co., Ltd................................   4,500     56,620
#   Right On Co., Ltd................................................   9,100     47,875
    Riken Corp.......................................................   7,800    289,404
    Riken Keiki Co., Ltd.............................................   7,500    147,288
    Riken Technos Corp...............................................  35,100    166,175
    Riken Vitamin Co., Ltd...........................................   5,700    203,272
#   Ringer Hut Co., Ltd..............................................  10,500    235,499
    Rinnai Corp......................................................   5,800    426,319
    Rion Co., Ltd....................................................   5,800    138,279
    Riso Kagaku Corp.................................................  12,900    211,950
    Riso Kyoiku Co., Ltd.............................................  55,800    214,226
#   Rock Field Co., Ltd..............................................   9,100    123,881
    Rohm Co., Ltd....................................................   2,800    221,841
    Rohto Pharmaceutical Co., Ltd....................................   9,400    282,400
    Rokko Butter Co., Ltd............................................   8,600    144,292
    Roland DG Corp...................................................  11,100    218,124
    Rorze Corp.......................................................   9,300    315,811
    Round One Corp...................................................  53,500    689,860
#   Royal Holdings Co., Ltd..........................................  11,900    300,527
#   RS Technologies Co., Ltd.........................................   1,800     73,447
    Ryobi, Ltd.......................................................  23,700    441,109
    Ryoden Corp......................................................  12,500    189,217
#   Ryohin Keikaku Co., Ltd..........................................  15,000    333,934
    Ryosan Co., Ltd..................................................  13,300    345,303
    Ryoyo Electro Corp...............................................  12,700    225,390
    S Foods, Inc.....................................................   8,400    226,317
    S&B Foods, Inc...................................................   2,600     98,214
    Sac's Bar Holdings, Inc..........................................  18,250    150,458
    Saibu Gas Co., Ltd...............................................   7,200    166,165
    Saizeriya Co., Ltd...............................................  13,100    297,424
    Sakai Chemical Industry Co., Ltd.................................  10,500    261,978
    Sakai Heavy Industries, Ltd......................................   3,400     98,149
    Sakai Moving Service Co., Ltd....................................   5,000    298,520
    Sakai Ovex Co., Ltd..............................................   4,500     77,582
    Sakata INX Corp..................................................  29,200    330,050
#   Sala Corp........................................................  44,000    263,958
    SAMTY Co., Ltd...................................................  16,000    301,462
    San Holdings, Inc................................................   8,400     87,499
    San ju San Financial Group, Inc..................................  14,260    220,970
    San-A Co., Ltd...................................................   9,600    454,580
    San-Ai Oil Co., Ltd..............................................  51,200    536,025
*   Sanden Holdings Corp.............................................  15,600    101,590
    Sanei Architecture Planning Co., Ltd.............................   9,400    134,350
    Sangetsu Corp....................................................  16,400    310,072
    San-In Godo Bank, Ltd. (The)..................................... 101,400    594,776
#*  Sanix, Inc.......................................................  10,700     37,943
    Sanken Electric Co., Ltd.........................................  26,500    622,053
    Sanki Engineering Co., Ltd.......................................  30,000    365,390
#   Sanko Gosei, Ltd.................................................  22,300     87,823
    Sanko Metal Industrial Co., Ltd..................................   1,700     41,245
    Sankyo Co., Ltd..................................................   7,700    269,482

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sankyo Frontier Co., Ltd.........................................   1,300 $   42,924
    Sankyo Seiko Co., Ltd............................................  35,800    186,649
    Sankyo Tateyama, Inc.............................................  19,600    213,532
    Sankyu, Inc......................................................  21,600  1,098,170
#   Sanoh Industrial Co., Ltd........................................  35,200    440,337
    Sanoyas Holdings Corp............................................  14,700     26,779
#   Sansei Technologies, Inc.........................................   6,200     53,062
    Sansha Electric Manufacturing Co., Ltd...........................  10,000     71,001
    Sanshin Electronics Co., Ltd.....................................  15,500    221,163
    Santen Pharmaceutical Co., Ltd...................................   8,500    150,563
    Sanwa Holdings Corp..............................................  53,000    619,868
    Sanyo Chemical Industries, Ltd...................................  11,500    548,680
    Sanyo Denki Co., Ltd.............................................   9,200    429,511
#   Sanyo Electric Railway Co., Ltd..................................   4,400     88,246
#   Sanyo Engineering & Construction, Inc............................   4,000     27,115
    Sanyo Housing Nagoya Co., Ltd....................................  10,700     94,268
    Sanyo Shokai, Ltd................................................   9,037    120,124
    Sanyo Special Steel Co., Ltd.....................................  16,400    207,702
    Sanyo Trading Co., Ltd...........................................   9,600    191,123
    Sapporo Holdings, Ltd............................................  53,500  1,345,423
    Sata Construction Co., Ltd.......................................  11,300     45,475
    Sato Holdings Corp...............................................  12,700    373,843
    Sato Shoji Corp..................................................  13,300    111,867
    Satori Electric Co., Ltd.........................................  10,200     86,820
    Sawada Holdings Co., Ltd.........................................  21,400    182,362
    Sawai Pharmaceutical Co., Ltd....................................  17,000    959,257
    Saxa Holdings, Inc...............................................   4,800     82,211
#   SB Technology Corp...............................................   4,600     88,231
    SBI Holdings, Inc................................................  29,750    647,013
    SBS Holdings, Inc................................................  18,600    305,695
    Scala, Inc.......................................................  13,400    111,229
    SCREEN Holdings Co., Ltd.........................................   7,700    534,566
    Scroll Corp......................................................  25,900     81,144
    SCSK Corp........................................................   1,655     84,247
#   SEC Carbon, Ltd..................................................   1,100     84,501
    Secom Co., Ltd...................................................   4,900    454,051
    Secom Joshinetsu Co., Ltd........................................   1,260     41,209
    Sega Sammy Holdings, Inc.........................................  29,300    412,342
    Seibu Holdings, Inc..............................................  33,300    587,745
    Seika Corp.......................................................   7,000     88,854
    Seikagaku Corp...................................................  31,000    352,984
    Seikitokyu Kogyo Co., Ltd........................................  26,000    186,418
    Seiko Epson Corp.................................................  38,900    550,086
    Seiko Holdings Corp..............................................  28,700    704,756
    Seiko PMC Corp...................................................   4,600     35,837
    Seikoh Giken Co., Ltd............................................     800     25,682
    Seino Holdings Co., Ltd..........................................  64,800    833,198
    Seiren Co., Ltd..................................................  31,600    389,571
    Sekisui Chemical Co., Ltd........................................  50,500    880,505
    Sekisui House, Ltd...............................................  39,640    854,812
    Sekisui Jushi Corp...............................................  16,800    344,015
    Sekisui Plastics Co., Ltd........................................  18,900    139,321
    Senko Group Holdings Co., Ltd....................................  81,900    658,769
#   Senshu Electric Co., Ltd.........................................   6,700    175,602
    Senshu Ikeda Holdings, Inc....................................... 177,740    318,772
#*  Senshukai Co., Ltd...............................................  24,700     69,571
    Seria Co., Ltd...................................................  11,600    291,576
    Seven & I Holdings Co., Ltd......................................  42,500  1,605,662
#   Seven Bank, Ltd..................................................  96,300    279,189

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   SFP Holdings Co., Ltd............................................   6,700 $  137,427
#   Sharp Corp.......................................................  12,700    145,684
    Shibaura Electronics Co., Ltd....................................   6,000    178,086
    Shibaura Mechatronics Corp.......................................   3,300    109,771
    Shibusawa Warehouse Co., Ltd. (The)..............................   9,500    184,583
    Shibuya Corp.....................................................   8,100    220,958
*   Shidax Corp......................................................   6,800     16,702
#   Shiga Bank, Ltd. (The)...........................................  28,622    689,752
    Shikibo, Ltd.....................................................   9,100     78,805
    Shikoku Bank, Ltd. (The).........................................  28,200    268,790
    Shikoku Chemicals Corp...........................................  20,800    244,154
    Shikoku Electric Power Co., Inc..................................  21,700    215,121
    Shima Seiki Manufacturing, Ltd...................................  12,900    308,435
    Shimachu Co., Ltd................................................  28,800    781,237
    Shimadzu Corp....................................................  10,800    288,426
    Shimamura Co., Ltd...............................................   9,900    838,561
    Shimane Bank, Ltd. (The).........................................   2,600     16,727
    Shimizu Bank, Ltd. (The).........................................  18,700    337,551
    Shimizu Corp..................................................... 136,200  1,269,657
    Shimojima Co., Ltd...............................................   3,900     43,503
    Shin Nippon Air Technologies Co., Ltd............................   9,800    194,707
    Shin Nippon Biomedical Laboratories, Ltd.........................   9,900     59,361
    Shinagawa Refractories Co., Ltd..................................   4,300    115,664
    Shindengen Electric Manufacturing Co., Ltd.......................   7,300    248,094
    Shin-Etsu Chemical Co., Ltd......................................   9,900  1,103,862
    Shin-Etsu Polymer Co., Ltd.......................................  44,700    383,021
    Shinko Electric Industries Co., Ltd..............................  54,000    527,008
    Shinko Shoji Co., Ltd............................................  28,400    243,459
    Shinmaywa Industries, Ltd........................................  22,800    280,875
    Shinnihon Corp...................................................  20,800    163,388
    Shinoken Group Co., Ltd..........................................  21,800    224,379
    Shinsei Bank, Ltd................................................  68,100  1,061,662
    Shinsho Corp.....................................................   4,800    113,654
    Shinwa Co., Ltd..................................................   5,300    120,131
#   Shionogi & Co., Ltd..............................................   1,000     60,023
    Ship Healthcare Holdings, Inc....................................  14,200    605,228
    Shizuki Electric Co., Inc........................................  12,600     69,195
    Shizuoka Bank, Ltd. (The)........................................  77,300    587,385
    Shizuoka Gas Co., Ltd............................................  50,400    435,725
#*  Shobunsha Publications, Inc......................................  10,700     40,266
#   Shoei Co., Ltd...................................................   6,500    282,943
    Shoei Foods Corp.................................................   6,600    193,857
    Shofu, Inc.......................................................   8,700    137,087
*   Shoko Co., Ltd...................................................   4,400     26,343
    Showa Aircraft Industry Co., Ltd.................................   3,922     50,777
    Showa Corp.......................................................  55,900  1,168,010
    Showa Denko K.K.................................................. 104,900  2,943,172
    Showa Sangyo Co., Ltd............................................  12,300    357,224
    Sigma Koki Co., Ltd..............................................   3,400     41,593
#   Siix Corp........................................................  22,700    344,170
    Sinanen Holdings Co., Ltd........................................   6,400    116,705
    Sinfonia Technology Co., Ltd.....................................  19,800    243,201
    Sinko Industries, Ltd............................................  12,400    210,004
    Sintokogio, Ltd..................................................  28,900    278,783
#   SK-Electronics Co., Ltd..........................................   7,500    152,204
    SKY Perfect JSAT Holdings, Inc................................... 114,700    473,711
    Skylark Holdings Co., Ltd........................................  13,000    235,951
    SMC Corp.........................................................     400    172,816
    SMK Corp.........................................................   3,400     98,086

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    SMS Co., Ltd.....................................................  17,200 $  421,688
    SNT Corp.........................................................  33,600    134,215
    Sodick Co., Ltd..................................................  45,500    393,523
    Soft99 Corp......................................................   6,500     60,204
    SoftBank Group Corp..............................................  56,100  2,157,965
    Softbrain Co., Ltd...............................................  10,100     51,991
#   Software Service, Inc............................................   1,300    140,151
    Sogo Medical Holdings Co., Ltd...................................  16,400    283,994
    Sohgo Security Services Co., Ltd.................................   7,000    380,225
    Sojitz Corp...................................................... 283,500    892,328
    Soken Chemical & Engineering Co., Ltd............................   6,500     73,988
    Sompo Holdings, Inc..............................................  23,850    937,450
    Sony Corp........................................................  26,100  1,588,685
    Sony Corp., Sponsored ADR........................................  54,920  3,340,784
    Sony Financial Holdings, Inc.....................................   5,200    111,870
    Sotetsu Holdings, Inc............................................   6,000    159,422
    Sotoh Co., Ltd...................................................   4,900     45,016
    Sourcenext Corp..................................................  32,400    144,937
    Space Co., Ltd...................................................   9,300    107,747
    Space Value Holdings Co., Ltd....................................  26,400    126,448
    Sparx Group Co., Ltd.............................................  70,200    172,683
    SPK Corp.........................................................   2,182     57,048
    Square Enix Holdings Co., Ltd....................................   3,900    185,594
    SRA Holdings.....................................................   7,400    179,424
    ST Corp..........................................................   3,600     54,725
    St Marc Holdings Co., Ltd........................................  14,000    312,300
    Stanley Electric Co., Ltd........................................  18,300    506,421
    Star Mica Holdings Co., Ltd......................................   2,800     50,656
    Star Micronics Co., Ltd..........................................  24,600    377,397
    Starts Corp., Inc................................................  21,500    554,488
    Starzen Co., Ltd.................................................   5,400    227,617
    St-Care Holding Corp.............................................   2,700     13,083
    Stella Chemifa Corp..............................................   8,600    250,219
    Step Co., Ltd....................................................   5,900     77,461
    Strike Co., Ltd..................................................   2,400     85,994
    Studio Alice Co., Ltd............................................   8,400    150,406
    Subaru Corp......................................................  31,400    899,846
    Subaru Enterprise Co., Ltd.......................................   1,200     80,360
    Sugi Holdings Co., Ltd...........................................   2,200    122,116
    Sugimoto & Co., Ltd..............................................   7,500    140,696
    SUMCO Corp.......................................................  99,700  1,656,103
    Sumida Corp......................................................  29,300    327,411
#   Suminoe Textile Co., Ltd.........................................   4,300    118,674
    Sumiseki Holdings, Inc...........................................  38,800     49,611
    Sumitomo Bakelite Co., Ltd.......................................  16,400    680,032
    Sumitomo Chemical Co., Ltd....................................... 726,600  3,323,743
    Sumitomo Corp....................................................  86,700  1,408,215
    Sumitomo Dainippon Pharma Co., Ltd...............................  10,000    174,532
    Sumitomo Densetsu Co., Ltd.......................................  12,900    269,385
    Sumitomo Electric Industries, Ltd................................ 243,900  3,344,785
    Sumitomo Forestry Co., Ltd.......................................  70,100  1,017,468
    Sumitomo Heavy Industries, Ltd...................................  58,300  1,810,917
    Sumitomo Metal Mining Co., Ltd...................................  39,300  1,314,572
    Sumitomo Mitsui Construction Co., Ltd............................ 175,360    995,194
    Sumitomo Mitsui Financial Group, Inc.............................  86,941  3,086,681
    Sumitomo Mitsui Trust Holdings, Inc..............................  23,300    849,178
    Sumitomo Osaka Cement Co., Ltd...................................  30,500  1,331,385
*   Sumitomo Precision Products Co., Ltd.............................   3,700    121,021
    Sumitomo Realty & Development Co., Ltd...........................   6,000    217,789

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sumitomo Riko Co., Ltd...........................................  33,100 $  288,011
    Sumitomo Rubber Industries, Ltd.................................. 136,553  1,809,837
    Sumitomo Seika Chemicals Co., Ltd................................   9,500    302,399
    Sumitomo Warehouse Co., Ltd. (The)...............................  41,500    562,430
    Sun A Kaken Co., Ltd.............................................   2,300     11,179
    Sun Frontier Fudousan Co., Ltd...................................  33,800    411,244
    Suncall Corp.....................................................  17,300     77,689
    Sundrug Co., Ltd.................................................   3,200    105,890
    Suntory Beverage & Food, Ltd.....................................   3,300    141,078
    Sun-Wa Technos Corp..............................................   8,900     86,994
*   Suruga Bank, Ltd.................................................  14,400     62,585
    Suzuken Co., Ltd.................................................   1,160     61,937
    Suzuki Co., Ltd..................................................   7,300     52,967
    Suzuki Motor Corp................................................  20,500    967,889
    SWCC Showa Holdings Co., Ltd.....................................  80,500    698,794
    Systena Corp.....................................................  33,600    482,809
    T Hasegawa Co., Ltd..............................................  20,900    389,508
    T RAD Co., Ltd...................................................   5,900    115,221
    T&D Holdings, Inc................................................  95,000  1,058,085
    T&K Toka Co., Ltd................................................  17,100    163,876
    Tachibana Eletech Co., Ltd.......................................  14,420    241,346
#   Tachikawa Corp...................................................  11,300    148,192
    Tachi-S Co., Ltd.................................................  22,100    293,522
#   Tadano, Ltd......................................................  58,600    531,165
    Taihei Dengyo Kaisha, Ltd........................................  12,100    285,488
    Taiheiyo Cement Corp.............................................  73,367  2,075,491
    Taiheiyo Kouhatsu, Inc...........................................   6,300     48,519
    Taiho Kogyo Co., Ltd.............................................  16,200    129,577
    Taikisha, Ltd....................................................   9,000    291,134
    Taiko Bank, Ltd. (The)...........................................   5,600     90,140
    Taisei Corp......................................................  28,100  1,108,079
    Taisei Lamick Co., Ltd...........................................   4,500    122,490
    Taisho Pharmaceutical Holdings Co., Ltd..........................   1,500    106,762
    Taiyo Holdings Co., Ltd..........................................   6,300    228,315
    Taiyo Nippon Sanso Corp..........................................  25,000    585,243
#   Taiyo Yuden Co., Ltd.............................................  46,700  1,235,025
    Takachiho Koheki Co., Ltd........................................   5,500     57,847
    Takamatsu Construction Group Co., Ltd............................   5,300    127,535
    Takamatsu Machinery Co., Ltd.....................................   4,100     32,801
    Takamiya Co., Ltd................................................  15,500    100,916
#   Takano Co., Ltd..................................................   4,800     35,914
    Takaoka Toko Co., Ltd............................................   8,664     98,304
    Takara Bio, Inc..................................................   2,400     48,944
    Takara Leben Co., Ltd............................................  94,700    403,159
    Takara Printing Co., Ltd.........................................   1,400     22,575
    Takara Standard Co., Ltd.........................................  24,000    420,917
    Takasago International Corp......................................   9,600    240,924
    Takasago Thermal Engineering Co., Ltd............................  15,400    278,606
    Takashima & Co., Ltd.............................................   2,600     41,879
#   Takashimaya Co., Ltd.............................................  90,700  1,052,847
    Take And Give Needs Co., Ltd.....................................  10,270    119,238
    TAKEBISHI Corp...................................................   5,800     76,797
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR....................  17,126    307,748
    Takeda Pharmaceutical Co., Ltd...................................  32,752  1,183,430
    Takeei Corp......................................................  20,900    242,686
#   Takemoto Yohki Co., Ltd..........................................   6,200     59,085
    Takeuchi Manufacturing Co., Ltd..................................  25,500    398,471
    Takihyo Co., Ltd.................................................   3,400     59,732
    Takisawa Machine Tool Co., Ltd...................................   5,000     62,188

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Takuma Co., Ltd..................................................  26,800 $  318,918
    Tama Home Co., Ltd...............................................  14,600    254,980
    Tamron Co., Ltd..................................................  13,100    286,065
    Tamura Corp......................................................  49,100    281,202
    Tanabe Engineering Corp..........................................   3,100     22,184
    Tanseisha Co., Ltd...............................................  15,850    166,624
    Tatsuta Electric Wire and Cable Co., Ltd.........................  31,000    169,997
    Tayca Corp.......................................................  11,500    226,858
    Tazmo Co., Ltd...................................................   3,400     40,426
    Tbk Co., Ltd.....................................................  14,600     61,096
    TDC Soft, Inc....................................................   9,500     78,359
    TDK Corp.........................................................   7,700    759,788
    TechMatrix Corp..................................................   7,600    170,130
    Techno Medica Co., Ltd...........................................   1,800     37,401
    Techno Ryowa, Ltd................................................   7,000     51,504
    Techno Smart Corp................................................   8,600     87,034
    TechnoPro Holdings, Inc..........................................   8,100    498,198
    Tecnos Japan, Inc................................................   7,800     38,931
    Teijin, Ltd...................................................... 112,500  2,254,312
    Teikoku Electric Manufacturing Co., Ltd..........................   4,200     49,010
    Teikoku Sen-I Co., Ltd...........................................   8,100    149,042
#   Teikoku Tsushin Kogyo Co., Ltd...................................   5,200     58,021
    Tekken Corp......................................................   9,100    243,976
    Tenma Corp.......................................................  14,000    255,898
    Tenox Corp.......................................................   2,700     21,127
    Tenpos Holdings Co., Ltd.........................................   2,200     44,522
    Teraoka Seisakusho Co., Ltd......................................   8,000     36,973
    T-Gaia Corp......................................................   8,700    209,230
    THK Co., Ltd.....................................................  53,700  1,544,159
#   Tigers Polymer Corp..............................................   8,200     47,693
    TIS, Inc.........................................................  11,000    666,969
    TKC Corp.........................................................   5,900    248,543
    Toa Corp.........................................................  19,100    219,476
    Toa Corp.........................................................  12,300    165,476
    Toa Oil Co., Ltd.................................................   7,300    167,475
    TOA ROAD Corp....................................................   4,400    145,626
    Toabo Corp.......................................................   3,800     19,475
    Toagosei Co., Ltd................................................  77,600    860,100
    Tobishima Corp...................................................  18,650    250,102
    TOC Co., Ltd.....................................................  31,700    230,236
    Tocalo Co., Ltd..................................................  57,300    564,902
    Tochigi Bank, Ltd. (The)......................................... 144,800    304,047
    Toda Corp........................................................ 126,300    788,938
    Toda Kogyo Corp..................................................   3,100     64,267
    Toei Animation Co., Ltd..........................................   3,400    158,614
    Toei Co., Ltd....................................................   1,600    221,559
#   Toell Co., Ltd...................................................   1,700     12,126
    Toenec Corp......................................................   6,900    225,091
#   Togami Electric Manufacturing Co., Ltd...........................   2,000     32,747
    Toho Bank, Ltd. (The)............................................ 137,900    337,562
#   Toho Co., Ltd....................................................   5,000     80,654
    Toho Gas Co., Ltd................................................   4,600    179,163
    Toho Holdings Co., Ltd...........................................  37,000    938,409
#   Toho Titanium Co., Ltd...........................................  31,400    258,567
    Toho Zinc Co., Ltd...............................................  12,100    245,540
    Tohoku Bank, Ltd. (The)..........................................   7,400     68,456
    Tohoku Steel Co., Ltd............................................   1,900     25,135
    Tohokushinsha Film Corp..........................................  13,600     81,352
    Tohto Suisan Co., Ltd............................................   2,200     53,705

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Tokai Carbon Co., Ltd............................................  97,200 $  981,611
    Tokai Corp.......................................................  13,100    304,879
    TOKAI Holdings Corp..............................................  56,600    555,102
    Tokai Lease Co., Ltd.............................................     500      7,620
    Tokai Rika Co., Ltd..............................................  57,600  1,111,696
#   Tokai Tokyo Financial Holdings, Inc.............................. 145,600    379,659
#   Token Corp.......................................................   5,320    341,176
    Tokio Marine Holdings, Inc.......................................  25,816  1,395,757
    Tokushu Tokai Paper Co., Ltd.....................................   6,100    229,357
    Tokuyama Corp....................................................  57,400  1,533,383
    Tokyo Broadcasting System Holdings, Inc..........................  12,100    192,940
    Tokyo Century Corp...............................................  13,000    600,285
    Tokyo Dome Corp..................................................  78,200    689,699
    Tokyo Electron Device, Ltd.......................................   7,200    137,736
    Tokyo Energy & Systems, Inc......................................  20,900    194,889
    Tokyo Individualized Educational Institute, Inc..................   8,200     59,813
    Tokyo Keiki, Inc.................................................   8,400     73,932
    Tokyo Kiraboshi Financial Group, Inc.............................  19,687    277,276
    Tokyo Ohka Kogyo Co., Ltd........................................  14,000    554,447
    Tokyo Printing Ink Manufacturing Co., Ltd........................   1,100     24,516
    Tokyo Radiator Manufacturing Co., Ltd............................   4,000     35,533
    Tokyo Rakutenchi Co., Ltd........................................   1,300     70,074
    Tokyo Rope Manufacturing Co., Ltd................................  14,000    148,340
    Tokyo Sangyo Co., Ltd............................................  14,200     74,021
    Tokyo Seimitsu Co., Ltd..........................................  25,000    802,977
    Tokyo Steel Manufacturing Co., Ltd...............................  47,000    378,384
    Tokyo Tatemono Co., Ltd..........................................  88,800  1,263,400
    Tokyo Tekko Co., Ltd.............................................   7,900    115,565
#   Tokyo Theatres Co., Inc..........................................   5,100     65,826
    Tokyotokeiba Co., Ltd............................................   6,600    208,408
    Tokyu Construction Co., Ltd......................................  87,930    696,440
    Tokyu Fudosan Holdings Corp...................................... 225,582  1,496,263
#   Tokyu Recreation Co., Ltd........................................   1,971     91,893
    Toli Corp........................................................  35,000     94,460
    Tomato Bank, Ltd.................................................   6,200     61,161
    Tomen Devices Corp...............................................   2,100     51,394
    Tomoe Corp.......................................................  20,300     78,882
    Tomoe Engineering Co., Ltd.......................................   6,200    134,945
    Tomoegawa Co., Ltd...............................................   3,400     30,314
    Tomoku Co., Ltd..................................................   8,000    128,197
    TOMONY Holdings, Inc............................................. 144,700    503,818
    Tomy Co., Ltd....................................................  71,300    773,197
    Tonami Holdings Co., Ltd.........................................   4,600    212,282
    Topcon Corp......................................................  59,300    817,661
    Toppan Forms Co., Ltd............................................  31,400    313,869
    Toppan Printing Co., Ltd.........................................  46,700    863,731
    Topre Corp.......................................................  38,100    661,136
    Topy Industries, Ltd.............................................  12,700    259,620
    Toray Industries, Inc............................................  61,600    435,336
    Torex Semiconductor, Ltd.........................................   6,100     81,615
    Toridoll Holdings Corp...........................................  12,600    287,759
#   Torigoe Co., Ltd. (The)..........................................  13,900    119,871
    Torii Pharmaceutical Co., Ltd....................................  10,000    266,852
    Torishima Pump Manufacturing Co., Ltd............................  14,500    138,075
    Tosei Corp.......................................................  33,300    420,039
    Toshiba Corp.....................................................   5,200    177,820
    Toshiba Machine Co., Ltd.........................................  11,900    266,290
    Toshiba Plant Systems & Services Corp............................   2,500     48,847
    Toshiba TEC Corp.................................................  16,600    598,688

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Tosho Co., Ltd...................................................   7,100 $  145,000
    Tosoh Corp....................................................... 141,900  1,942,966
    Totetsu Kogyo Co., Ltd...........................................  15,970    497,879
    TOTO, Ltd........................................................   7,499    306,153
    Tottori Bank, Ltd. (The).........................................   5,400     70,875
    Toukei Computer Co., Ltd.........................................   2,100     64,164
    Tow Co., Ltd.....................................................  11,700     83,433
    Towa Bank, Ltd. (The)............................................  40,200    341,335
    Towa Corp........................................................  18,000    177,016
    Towa Pharmaceutical Co., Ltd.....................................  21,100    541,062
    Toyo Construction Co., Ltd.......................................  84,800    398,458
    Toyo Corp........................................................  15,300    157,628
    Toyo Denki Seizo K.K.............................................   4,800     69,402
#*  Toyo Engineering Corp............................................  14,999     95,537
    Toyo Ink SC Holdings Co., Ltd....................................  22,800    555,684
    Toyo Kanetsu K.K.................................................   6,100    114,519
    Toyo Machinery & Metal Co., Ltd..................................  12,000     64,648
#   Toyo Securities Co., Ltd.........................................  44,000     70,065
    Toyo Seikan Group Holdings, Ltd..................................  50,700    801,231
    Toyo Sugar Refining Co., Ltd.....................................     800      8,221
    Toyo Tanso Co., Ltd..............................................   8,600    203,197
    Toyo Tire Corp................................................... 123,400  1,721,215
    Toyo Wharf & Warehouse Co., Ltd..................................   3,700     48,577
    Toyobo Co., Ltd..................................................  91,000  1,230,050
    Toyoda Gosei Co., Ltd............................................  46,400  1,085,514
    Toyota Boshoku Corp..............................................  50,000    734,640
    Toyota Industries Corp...........................................  10,100    606,025
#   Toyota Motor Corp., Sponsored ADR................................  36,827  5,102,381
    Toyota Motor Corp................................................  73,263  5,083,052
    Toyota Tsusho Corp...............................................  22,000    758,967
    TPR Co., Ltd.....................................................  23,900    427,859
    Trancom Co., Ltd.................................................   6,400    422,370
    Trend Micro, Inc.................................................   4,200    211,992
#   Trinity Industrial Corp..........................................   1,800     12,770
    Trusco Nakayama Corp.............................................  21,700    524,682
    Trust Tech, Inc..................................................   9,000    114,073
    TS Tech Co., Ltd.................................................  29,700    951,215
    TSI Holdings Co., Ltd............................................  43,705    228,270
    Tsubaki Nakashima Co., Ltd.......................................  17,600    299,590
    Tsubakimoto Chain Co.............................................  24,100    823,398
    Tsubakimoto Kogyo Co., Ltd.......................................   2,900    119,036
    Tsudakoma Corp...................................................   2,500     28,851
#   Tsugami Corp.....................................................  40,700    376,020
    Tsukada Global Holdings, Inc.....................................  11,700     65,725
    Tsukamoto Corp. Co., Ltd.........................................     300      3,056
    Tsukishima Kikai Co., Ltd........................................  22,500    346,577
    Tsukuba Bank, Ltd................................................ 128,100    255,202
    Tsukui Corp......................................................  40,200    165,653
    Tsumura & Co.....................................................  10,800    297,426
    Tsuruha Holdings, Inc............................................   2,200    247,475
    Tsurumi Manufacturing Co., Ltd...................................  12,300    242,473
    Tsutsumi Jewelry Co., Ltd........................................   4,900     89,045
    TV Asahi Holdings Corp...........................................  13,100    204,608
    Tv Tokyo Holdings Corp...........................................  11,300    235,225
    TYK Corp.........................................................  14,700     43,293
    UACJ Corp........................................................  29,407    538,674
    Ube Industries, Ltd..............................................  77,920  1,668,357
    Uchida Yoko Co., Ltd.............................................   7,000    275,074
    Uchiyama Holdings Co., Ltd.......................................   2,300     11,131

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Ueki Corp........................................................   1,800 $   43,775
    Ulvac, Inc.......................................................  15,200    664,991
#   UMC Electronics Co., Ltd.........................................   6,700     29,542
*   Umenohana Co., Ltd...............................................   1,100     25,768
    Uniden Holdings Corp.............................................   5,400     97,979
    UNIMAT Retirement Community Co., Ltd.............................   3,400     49,351
    Union Tool Co....................................................   3,200    101,982
    Unipres Corp.....................................................  45,600    745,819
    United Arrows, Ltd...............................................  11,000    336,261
    United Super Markets Holdings, Inc...............................  53,600    482,118
*   Unitika, Ltd.....................................................  53,100    165,043
    Universal Entertainment Corp.....................................   9,800    327,025
    Unizo Holdings Co., Ltd..........................................  16,900    779,470
#   Urbanet Corp. Co., Ltd...........................................  16,300     61,624
    Ushio, Inc.......................................................  71,800  1,073,039
    USS Co., Ltd.....................................................  10,200    197,555
#   UT Group Co., Ltd................................................  11,700    290,623
    Utoc Corp........................................................   7,500     38,721
#   V Technology Co., Ltd............................................   5,200    309,369
    Valor Holdings Co., Ltd..........................................  36,500    622,774
    Valqua, Ltd......................................................  13,900    309,700
#*  Vector, Inc......................................................  14,400    135,394
    Vertex Corp......................................................   4,660     73,522
#*  VIA Holdings, Inc................................................   9,200     57,066
    Village Vanguard Co., Ltd........................................   2,700     27,682
#*  Visionary Holdings Co., Ltd......................................   7,460     25,864
    Vital KSK Holdings, Inc..........................................  32,000    326,735
    VT Holdings Co., Ltd.............................................  77,300    345,437
    Wacoal Holdings Corp.............................................  28,600    751,934
    Wacom Co., Ltd...................................................  77,400    288,086
    Wakachiku Construction Co., Ltd..................................   9,500    144,365
    Wakita & Co., Ltd................................................  26,200    264,830
    Warabeya Nichiyo Holdings Co., Ltd...............................  10,700    188,370
#   Watahan & Co., Ltd...............................................   5,700    108,749
    WATAMI Co., Ltd..................................................   9,300    121,299
    Watts Co., Ltd...................................................   4,600     26,094
    Wavelock Holdings Co., Ltd.......................................   5,600     45,645
    WDB Holdings Co., Ltd............................................   4,000    101,671
    Weathernews, Inc.................................................   2,800     88,420
    Welcia Holdings Co., Ltd.........................................   7,600    436,698
    West Holdings Corp...............................................  15,900    234,838
    WIN-Partners Co., Ltd............................................   6,800     88,933
    Wood One Co., Ltd................................................   5,300     56,182
    World Holdings Co., Ltd..........................................   5,600     93,801
    Wowow, Inc.......................................................   5,600    134,696
    W-Scope Corp.....................................................  13,300     81,527
    Xebio Holdings Co., Ltd..........................................  17,800    199,474
    YAC Holdings Co., Ltd............................................   6,500     50,323
    Yachiyo Industry Co., Ltd........................................   5,900     35,573
    Yahagi Construction Co., Ltd.....................................  24,500    173,841
    Yaizu Suisankagaku Industry Co., Ltd.............................   6,700     63,924
    Yakult Honsha Co., Ltd...........................................   1,000     57,310
    YAKUODO Holdings Co., Ltd........................................   5,200    125,368
    YAMABIKO Corp....................................................  22,700    257,693
    Yamada Denki Co., Ltd............................................ 102,908    497,404
    Yamagata Bank, Ltd. (The)........................................  19,999    282,197
    Yamaguchi Financial Group, Inc................................... 122,500    859,497
    Yamaha Corp......................................................   4,300    200,248
    Yamaha Motor Co., Ltd............................................ 148,400  2,904,622

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
JAPAN -- (Continued)
#*  Yamaha Motor Robotics Holdings Co., Ltd..........................  15,200 $     84,510
    Yamaichi Electronics Co., Ltd....................................  19,500      263,587
    Yamanashi Chuo Bank, Ltd. (The)..................................  25,500      254,477
    Yamatane Corp....................................................   6,800       88,909
    Yamato Corp......................................................  10,100       68,408
    Yamato Holdings Co., Ltd.........................................  25,800      432,733
    Yamato International, Inc........................................  10,900       39,203
    Yamato Kogyo Co., Ltd............................................  22,500      583,688
    Yamaya Corp......................................................   2,600       50,574
    Yamazaki Baking Co., Ltd.........................................  14,400      245,501
    Yamazen Corp.....................................................  40,900      377,622
    Yaoko Co., Ltd...................................................   8,900      415,107
    Yashima Denki Co., Ltd...........................................  11,200       92,015
    Yaskawa Electric Corp............................................  31,800    1,209,600
    Yasuda Logistics Corp............................................  15,400      137,976
    Yasunaga Corp....................................................   6,200       78,368
    Yellow Hat, Ltd..................................................  27,000      439,572
    Yodogawa Steel Works, Ltd........................................  14,600      275,677
    Yokogawa Bridge Holdings Corp....................................  25,200      461,336
    Yokogawa Electric Corp...........................................  20,200      370,123
    Yokohama Reito Co., Ltd..........................................  35,500      352,153
    Yokohama Rubber Co., Ltd. (The)..................................  87,299    1,949,843
#   Yokowo Co., Ltd..................................................  11,600      334,219
    Yomeishu Seizo Co., Ltd..........................................   6,100      110,954
    Yomiuri Land Co., Ltd............................................   3,000      128,538
    Yondenko Corp....................................................   2,400       61,426
#   Yondoshi Holdings, Inc...........................................   7,000      170,445
    Yorozu Corp......................................................  18,700      238,983
#   Yotai Refractories Co., Ltd......................................  12,200       82,120
#   Yuasa Funashoku Co., Ltd.........................................   1,500       50,875
    Yuasa Trading Co., Ltd...........................................  14,000      434,319
    Yuken Kogyo Co., Ltd.............................................   2,300       36,563
#   Yume No Machi Souzou Iinkai Co., Ltd.............................  11,800      108,512
#   Yumeshin Holdings Co., Ltd.......................................  22,900      204,066
    Yurtec Corp......................................................  30,000      185,500
    Yushiro Chemical Industry Co., Ltd...............................   7,600      100,154
    Yutaka Giken Co., Ltd............................................   1,200       20,708
    Zaoh Co., Ltd....................................................   3,100       42,401
*   Zappallas, Inc...................................................   5,000       18,876
    Zenitaka Corp. (The).............................................   2,200       86,606
    Zenkoku Hosho Co., Ltd...........................................   5,800      242,144
    Zenrin Co., Ltd..................................................  17,400      315,123
    Zensho Holdings Co., Ltd.........................................  17,300      365,906
    Zeon Corp........................................................  74,200      845,264
    ZIGExN Co., Ltd..................................................  31,300      167,834
#   Zojirushi Corp...................................................  18,500      283,890
#   ZOZO, Inc........................................................  14,100      328,430
    Zuiko Corp.......................................................   3,200       98,893
    Zuken, Inc.......................................................   7,900      167,366
                                                                              ------------
TOTAL JAPAN..........................................................          652,188,519
                                                                              ------------
NETHERLANDS -- (2.7%)
    Aalberts NV......................................................  89,585    3,610,077
    ABN AMRO Bank NV.................................................  70,272    1,309,874
    Accell Group NV..................................................  17,532      435,499
#   Aegon NV......................................................... 784,102    3,401,696
    Aegon NV.........................................................  16,651       71,931
*   AFC Ajax NV......................................................      70        1,495
    Akzo Nobel NV....................................................  12,012    1,107,468

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NETHERLANDS -- (Continued)
#*  Altice Europe NV................................................. 106,618 $   610,048
#   AMG Advanced Metallurgical Group NV..............................  29,662     729,791
    Amsterdam Commodities NV.........................................  14,881     320,568
    APERAM SA........................................................  34,295     878,707
    Arcadis NV.......................................................  74,623   1,475,300
#   ArcelorMittal.................................................... 110,617   1,639,353
    ASM International NV.............................................  34,121   3,440,139
#   ASML Holding NV..................................................   8,114   2,125,538
    ASR Nederland NV................................................. 109,081   3,998,756
*   Basic-Fit NV.....................................................  16,993     519,730
    BE Semiconductor Industries NV...................................  51,270   1,900,723
#*  Beter Bed Holding NV.............................................  11,513      28,488
    Boskalis Westminster.............................................  60,496   1,331,581
#   Brunel International NV..........................................  23,499     217,611
    Coca-Cola European Partners P.L.C................................  14,081     755,151
    Corbion NV.......................................................  54,172   1,564,991
    Flow Traders.....................................................  41,273     971,994
#   ForFarmers NV....................................................  27,389     166,171
#*  Fugro NV.........................................................  55,512     503,201
    GrandVision NV...................................................     485      14,826
*   Heijmans NV......................................................  20,193     163,519
    Heineken NV......................................................  13,885   1,417,929
    Hunter Douglas NV................................................   3,323     212,866
    IMCD NV..........................................................  15,052   1,175,322
#   ING Groep NV, Sponsored ADR......................................  33,099     375,012
    ING Groep NV..................................................... 246,539   2,791,681
#   Kendrion NV......................................................  12,982     275,803
    Koninklijke Ahold Delhaize NV, Sponsored ADR.....................  30,197     751,597
    Koninklijke Ahold Delhaize NV.................................... 245,266   6,112,042
#   Koninklijke BAM Groep NV......................................... 269,098     683,198
    Koninklijke DSM NV...............................................  19,925   2,364,857
    Koninklijke KPN NV............................................... 354,163   1,099,452
#   Koninklijke Philips NV...........................................  39,088   1,715,963
    Koninklijke Vopak NV.............................................  26,996   1,483,043
    Nederland Apparatenfabriek.......................................   3,190     171,275
    NN Group NV......................................................  53,951   2,058,603
#*  OCI NV...........................................................  20,131     452,633
    Ordina NV........................................................  92,413     188,814
#   PostNL NV........................................................ 240,153     551,780
*   Prosus N.V.......................................................   6,974     480,920
    Randstad NV......................................................  54,945   3,049,274
#   SBM Offshore NV.................................................. 127,147   2,192,714
    Signify NV....................................................... 135,869   3,980,969
    Sligro Food Group NV.............................................  17,157     436,693
#   SNS NV...........................................................  28,066           0
*   Takeaway.com NV..................................................   1,432     116,806
    TKH Group NV.....................................................  36,619   1,877,182
    TomTom NV........................................................  59,179     670,176
    Van Lanschot Kempen NV...........................................  11,071     255,253
    Wolters Kluwer NV................................................  51,007   3,756,818
                                                                              -----------
TOTAL NETHERLANDS....................................................          73,992,901
                                                                              -----------
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd.................................................  62,288     517,137
    Air New Zealand, Ltd............................................. 408,488     739,508
    Arvida Group, Ltd................................................  88,858      85,980
    Auckland International Airport, Ltd..............................  68,793     409,997
*   CBL Corp., Ltd...................................................  17,086       6,511
    Chorus, Ltd...................................................... 306,863   1,043,376

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NEW ZEALAND -- (Continued)
    Chorus, Ltd., ADR................................................     462 $     7,845
    Comvita, Ltd.....................................................  10,651      20,508
    Contact Energy, Ltd..............................................  25,836     122,194
    EBOS Group, Ltd..................................................  37,145     586,683
    Fisher & Paykel Healthcare Corp., Ltd............................   6,097      74,781
    Fletcher Building, Ltd........................................... 164,184     482,395
    Fletcher Building, Ltd...........................................   3,803      11,150
#*  Fonterra Co-operative Group, Ltd.................................  17,914      47,645
    Freightways, Ltd.................................................  83,653     412,709
    Genesis Energy, Ltd..............................................  43,324      91,013
    Gentrack Group, Ltd..............................................  19,890      65,024
    Hallenstein Glasson Holdings, Ltd................................  22,785      90,305
    Heartland Group Holdings, Ltd.................................... 342,260     359,438
    Infratil, Ltd....................................................  91,349     288,637
    Investore Property, Ltd..........................................  47,400      58,641
    Kathmandu Holdings, Ltd.......................................... 161,175     324,153
    Mainfreight, Ltd.................................................  31,495     811,345
    Metlifecare, Ltd................................................. 107,954     333,509
*   Metro Performance Glass, Ltd.....................................  86,994      18,429
    New Zealand Refining Co., Ltd. (The)............................. 154,623     203,059
    NZME, Ltd........................................................  54,625      13,948
    NZX, Ltd......................................................... 137,007     113,283
    Oceania Healthcare, Ltd.......................................... 152,778     100,880
    PGG Wrightson, Ltd...............................................   5,415       8,535
    Port of Tauranga, Ltd............................................  58,690     251,542
*   Restaurant Brands New Zealand, Ltd...............................  10,787      82,397
#   Ryman Healthcare, Ltd............................................  18,234     150,703
    Sanford, Ltd.....................................................  41,199     187,530
    Scales Corp., Ltd................................................  61,070     204,558
#   Skellerup Holdings, Ltd.......................................... 107,331     158,158
    SKY Network Television, Ltd...................................... 382,350     220,966
    SKYCITY Entertainment Group, Ltd................................. 417,045   1,044,838
    Spark New Zealand, Ltd........................................... 246,760     707,872
#   Steel & Tube Holdings, Ltd....................................... 160,128      92,358
    Summerset Group Holdings, Ltd.................................... 202,012     851,358
*   Synlait Milk, Ltd................................................  20,345     122,551
    Tourism Holdings, Ltd............................................  91,023     207,031
*   TOWER, Ltd....................................................... 124,179      54,159
    Trustpower, Ltd..................................................   8,621      46,662
    Turners Automotive Group, Ltd....................................  16,478      26,722
    Vector, Ltd......................................................  33,846      77,178
    Vista Group International, Ltd...................................  38,953      97,342
    Warehouse Group, Ltd. (The)......................................  50,707      86,504
    Z Energy, Ltd.................................................... 199,751     685,938
                                                                              -----------
TOTAL NEW ZEALAND....................................................          12,804,985
                                                                              -----------
NORWAY -- (0.8%)
    ABG Sundal Collier Holding ASA................................... 280,285     103,598
*   Adevinta ASA, Class B............................................   5,222      59,732
    AF Gruppen ASA...................................................   5,972     114,929
*   Akastor ASA...................................................... 111,833     126,816
    Aker ASA, Class A................................................   1,396      74,179
#   Aker BP ASA......................................................   2,700      74,891
*   Aker Solutions ASA...............................................  86,645     200,052
    American Shipping Co. ASA........................................  39,390     153,726
*   Archer, Ltd...................................................... 100,907      38,187
    Atea ASA.........................................................  46,433     586,700
    Austevoll Seafood ASA............................................  47,320     477,841
*   Avance Gas Holding, Ltd..........................................  43,525     198,824

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
NORWAY -- (Continued)
*   Axactor SE.......................................................  95,436 $  184,930
#   B2Holding ASA....................................................  64,307     56,948
    Bakkafrost P/F...................................................  10,338    647,375
    Bonheur ASA......................................................  19,111    377,535
    Borregaard ASA...................................................  34,091    328,465
    BW LPG, Ltd......................................................  68,078    476,777
*   BW Offshore, Ltd................................................. 114,767    876,542
    DNB ASA..........................................................  72,972  1,328,622
    DNO ASA.......................................................... 532,505    647,112
*   DOF ASA..........................................................  93,396     14,067
    Equinor ASA...................................................... 102,610  1,905,024
    Europris ASA..................................................... 128,681    349,224
#*  FLEX LNG, Ltd....................................................  21,176    196,367
*   Frontline, Ltd...................................................  65,660    690,722
    Gjensidige Forsikring ASA........................................   6,829    127,669
    Golar LNG, Ltd...................................................   3,400     46,818
    Grieg Seafood ASA................................................  30,694    376,420
#*  Hexagon Composites ASA...........................................  31,736    107,260
#   Hoegh LNG Holdings, Ltd..........................................  33,781    130,549
*   Kongsberg Automotive ASA......................................... 310,793    161,903
    Kongsberg Gruppen ASA............................................  13,447    198,658
    Kvaerner ASA..................................................... 180,852    229,531
    Leroy Seafood Group ASA..........................................  21,280    142,948
    Magnora ASA......................................................  11,522      8,147
    Mowi ASA.........................................................  10,151    247,815
#*  NEL ASA.......................................................... 408,584    354,259
#*  Nordic Semiconductor ASA.........................................  19,858    113,106
    Norsk Hydro ASA.................................................. 196,580    694,627
    Norway Royal Salmon ASA..........................................   3,635     85,904
#*  Norwegian Air Shuttle ASA........................................  37,977    184,634
*   Norwegian Finans Holding ASA.....................................  63,241    610,790
#   Ocean Yield ASA..................................................  44,903    251,087
*   Odfjell Drilling, Ltd............................................  72,329    209,797
*   Odfjell SE, Class A..............................................  11,269     35,441
    Olav Thon Eiendomsselskap ASA....................................   2,401     38,156
    Orkla ASA........................................................  19,888    191,160
*   Otello Corp. ASA.................................................  93,693    157,352
*   PGS ASA.......................................................... 244,109    413,149
*   Prosafe SE.......................................................  38,453     30,134
*   Protector Forsikring ASA.........................................  29,521    148,942
*   Q-Free ASA.......................................................  14,166     10,256
#*  REC Silicon ASA.................................................. 143,477     48,093
    Salmar ASA.......................................................   5,680    265,073
    Sbanken ASA......................................................  35,953    255,437
#   Scatec Solar ASA.................................................  36,337    404,241
    Schibsted ASA, Class A...........................................   1,854     54,449
    Schibsted ASA, Class B...........................................   3,368     93,970
    Selvaag Bolig ASA................................................  31,208    172,168
    SpareBank 1 SR-Bank ASA..........................................  75,636    805,945
    Stolt-Nielsen, Ltd...............................................  18,611    229,196
    Storebrand ASA................................................... 194,564  1,375,468
    Subsea 7 SA......................................................  92,435    868,400
    TGS NOPEC Geophysical Co. ASA....................................  44,241  1,148,995
    Tomra Systems ASA................................................  13,341    359,584
    Treasure ASA.....................................................  54,160     80,270
    Veidekke ASA.....................................................  35,465    384,575
#   Wallenius Wilhelmsen ASA.........................................  32,962     71,902
    Wilh Wilhelmsen Holding ASA, Class A.............................   9,394    145,974
#*  XXL ASA..........................................................  35,254     72,264

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
NORWAY -- (Continued)
    Yara International ASA...........................................     6,719 $   261,747
                                                                                -----------
TOTAL NORWAY.........................................................            22,693,448
                                                                                -----------
PORTUGAL -- (0.3%)
    Altri SGPS SA....................................................    71,462     436,214
    Banco Comercial Portugues SA, Class R............................ 6,249,520   1,417,228
    Banco Espirito Santo SA..........................................   712,067           0
    CTT-Correios de Portugal SA......................................    85,041     271,881
    EDP Renovaveis SA................................................   113,399   1,293,465
    Galp Energia SGPS SA.............................................    70,910   1,134,189
    Jeronimo Martins SGPS SA.........................................    16,289     273,715
    Mota-Engil SGPS SA...............................................    64,984     143,950
    Navigator Co. SA (The)...........................................   110,848     400,018
    NOS SGPS SA......................................................   197,696   1,175,354
    Novabase SGPS SA.................................................     3,851      10,812
    Semapa-Sociedade de Investimento e Gestao........................    26,013     358,255
    Sonae Capital SGPS SA............................................    82,383      64,926
    Sonae SGPS SA....................................................   823,140     830,497
                                                                                -----------
TOTAL PORTUGAL.......................................................             7,810,504
                                                                                -----------
SINGAPORE -- (1.1%)
    Accordia Golf Trust..............................................   702,300     296,661
    Amara Holdings, Ltd..............................................    90,000      29,793
    Ascendas India Trust.............................................   189,800     227,236
    Avarga, Ltd......................................................   134,000      16,725
    Banyan Tree Holdings, Ltd........................................   139,800      45,704
    Bonvests Holdings, Ltd...........................................    30,000      25,818
    Boustead Projects, Ltd...........................................    26,174      18,188
    Boustead Singapore, Ltd..........................................   181,732     104,057
    BreadTalk Group, Ltd.............................................   128,000      50,285
    Bukit Sembawang Estates, Ltd.....................................   101,100     360,887
    Bund Center Investment, Ltd......................................    22,000       9,041
    CapitaLand, Ltd..................................................   395,001   1,044,075
    Centurion Corp., Ltd.............................................   167,400      52,866
    China Aviation Oil Singapore Corp., Ltd..........................   218,100     195,316
    China Sunsine Chemical Holdings, Ltd.............................   148,100     123,885
#   Chip Eng Seng Corp., Ltd.........................................   370,000     167,338
    CITIC Envirotech, Ltd............................................   689,800     174,731
    City Developments, Ltd...........................................   123,600     978,812
#   Civmec, Ltd......................................................   140,800      37,184
    ComfortDelGro Corp., Ltd.........................................   220,600     372,523
*   COSCO Shipping International Singapore Co., Ltd..................   195,200      41,516
    CSE Global, Ltd..................................................    68,300      26,357
    Dairy Farm International Holdings, Ltd...........................    14,500      87,396
    DBS Group Holdings, Ltd..........................................    30,015     572,112
    Del Monte Pacific, Ltd...........................................   222,059      21,360
    Delfi, Ltd.......................................................    22,300      16,252
    Duty Free International, Ltd.....................................   126,400      14,615
*   Dyna-Mac Holdings, Ltd...........................................   230,000      15,666
    Elec & Eltek International Co., Ltd..............................    14,000      21,009
#*  Ezion Holdings, Ltd.............................................. 3,070,344      36,335
#*  Ezra Holdings, Ltd............................................... 1,882,853      14,298
    Far East Orchard, Ltd............................................   133,284     114,527
#   First Resources, Ltd.............................................   223,700     251,194
    Food Empire Holdings, Ltd........................................   115,500      45,821
    Fragrance Group, Ltd.............................................   222,000      20,544
    Frasers Property, Ltd............................................   193,800     262,150
    Frencken Group, Ltd..............................................   276,400     139,806

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SINGAPORE -- (Continued)
    Fu Yu Corp., Ltd.................................................   518,400 $   85,619
*   Gallant Venture, Ltd.............................................   254,500     21,695
    Genting Singapore, Ltd...........................................   334,700    230,914
    Geo Energy Resources, Ltd........................................   373,800     39,818
    GL, Ltd..........................................................   264,200    153,495
#   Golden Agri-Resources, Ltd....................................... 3,896,800    584,914
    Golden Energy & Resources, Ltd...................................    70,900      8,592
    Great Eastern Holdings, Ltd......................................     3,000     48,163
*   GSH Corp., Ltd...................................................    32,600      8,380
#   GuocoLand, Ltd...................................................   212,633    313,815
*   Halcyon Agri Corp., Ltd..........................................   145,408     48,580
    Hanwell Holdings, Ltd............................................   237,300     39,986
#   Haw Par Corp., Ltd...............................................    69,100    680,411
    Hiap Hoe, Ltd....................................................    39,000     21,924
    Hi-P International, Ltd..........................................   148,500    156,424
    Ho Bee Land, Ltd.................................................   169,500    291,345
#   Hong Fok Corp., Ltd..............................................   353,280    211,442
*   Hong Leong Asia, Ltd.............................................   219,600    100,726
    Hong Leong Finance, Ltd..........................................    66,400    128,280
    Hongkong Land Holdings, Ltd......................................    78,500    431,231
    Hotel Grand Central, Ltd.........................................    67,060     65,010
    Hour Glass, Ltd. (The)...........................................   179,100    106,041
    Hutchison Port Holdings Trust.................................... 3,983,200    617,002
    Hwa Hong Corp., Ltd..............................................    21,000      4,866
*   Hyflux, Ltd......................................................   455,600      9,112
    Indofood Agri Resources, Ltd.....................................   619,900    145,939
#   Japfa, Ltd.......................................................   469,400    168,996
    Jardine Cycle & Carriage, Ltd....................................     6,644    159,736
    k1 Ventures, Ltd.................................................   113,100          0
    Keppel Corp., Ltd................................................   211,600  1,065,487
    Keppel Infrastructure Trust......................................   945,299    371,999
    Koh Brothers Group, Ltd..........................................   175,000     25,700
    KSH Holdings, Ltd................................................   112,625     38,392
    Lian Beng Group, Ltd.............................................   366,200    136,042
    Low Keng Huat Singapore, Ltd.....................................    98,100     29,970
    Mandarin Oriental International, Ltd.............................    59,300     97,686
    Metro Holdings, Ltd..............................................   450,000    307,377
#*  Midas Holdings, Ltd.............................................. 1,120,000     29,637
*   mm2 Asia, Ltd....................................................   125,000     20,649
    Nera Telecommunications, Ltd.....................................    43,000      8,539
    NetLink NBN Trust................................................   583,400    398,568
#   NSL, Ltd.........................................................    11,500      8,200
    Olam International, Ltd..........................................   207,700    278,931
    OUE, Ltd.........................................................   284,000    302,503
    Oversea-Chinese Banking Corp., Ltd...............................   165,366  1,329,412
    Overseas Education, Ltd..........................................    31,900      6,677
    Oxley Holdings, Ltd..............................................   653,888    163,153
*   Pacc Offshore Services Holdings, Ltd.............................   218,500     20,397
    Pacific Century Regional Developments, Ltd.......................    79,400     19,219
    Pan-United Corp., Ltd............................................    58,750     14,027
    Penguin International, Ltd.......................................   101,800     49,778
    Q&M Dental Group Singapore, Ltd..................................   111,700     42,706
    QAF, Ltd.........................................................   136,053     74,412
*   Raffles Education Corp., Ltd.....................................   646,646     37,966
    Raffles Medical Group, Ltd.......................................    59,483     44,162
#   Riverstone Holdings, Ltd.........................................    98,400     70,450
    SATS, Ltd........................................................   117,380    435,300
    Sembcorp Industries, Ltd.........................................   589,900    990,377
*   Sembcorp Marine, Ltd.............................................    41,800     42,003

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SINGAPORE -- (Continued)
    Sheng Siong Group, Ltd...........................................   248,200 $   213,342
*   SHS Holdings, Ltd................................................   141,000      17,736
    SIA Engineering Co., Ltd.........................................    59,600     116,857
    SIIC Environment Holdings, Ltd...................................   676,160     112,099
#   Sinarmas Land, Ltd...............................................   694,700     114,737
    Sing Holdings, Ltd...............................................    86,800      24,544
    Sing Investments & Finance, Ltd..................................    13,500      14,069
    Singapore Airlines, Ltd..........................................   298,000   2,059,706
    Singapore Exchange, Ltd..........................................    44,400     291,510
    Singapore Post, Ltd..............................................   495,200     349,145
#   Singapore Press Holdings, Ltd....................................   976,700   1,589,476
    Singapore Technologies Engineering, Ltd..........................    65,800     192,751
    Singapore Telecommunications, Ltd................................    21,700      52,517
*   Sino Grandness Food Industry Group, Ltd..........................   672,726      22,227
    Stamford Land Corp., Ltd.........................................   275,700      99,273
    StarHub, Ltd.....................................................   241,400     230,670
    Straits Trading Co., Ltd.........................................    21,200      32,242
    Sunningdale Tech, Ltd............................................   117,600     103,673
#*  Swiber Holdings, Ltd.............................................   189,500       2,842
    Thomson Medical Group, Ltd.......................................   711,600      30,292
    Tiong Woon Corp. Holding, Ltd....................................    68,000      18,255
    Tuan Sing Holdings, Ltd..........................................   402,591      98,999
    UMS Holdings, Ltd................................................   259,062     152,683
    United Engineers, Ltd............................................   362,800     706,938
    United Industrial Corp., Ltd.....................................    78,984     168,272
    United Overseas Bank, Ltd........................................    68,482   1,348,235
    UOB-Kay Hian Holdings, Ltd.......................................   121,639     109,018
    UOL Group, Ltd...................................................   181,687   1,040,318
    Valuetronics Holdings, Ltd.......................................   188,200      93,163
    Venture Corp., Ltd...............................................    84,500     980,168
    Vibrant Group, Ltd...............................................   171,233      16,073
    Wee Hur Holdings, Ltd............................................   112,000      17,268
    Wilmar International, Ltd........................................    76,300     209,785
    Wing Tai Holdings, Ltd...........................................   418,468     624,091
    Yangzijiang Shipbuilding Holdings Ltd............................ 1,802,800   1,262,118
    Yeo Hiap Seng, Ltd...............................................    10,159       6,640
*   Yongnam Holdings, Ltd............................................   223,500      24,835
    Zhongmin Baihui Retail Group, Ltd................................     7,900       3,484
                                                                                -----------
TOTAL SINGAPORE......................................................            29,924,309
                                                                                -----------
SPAIN -- (1.9%)
    Acciona SA.......................................................    22,942   2,390,058
    Acerinox SA......................................................   123,252   1,155,530
    ACS Actividades de Construccion y Servicios SA...................    16,816     682,378
    Aena SME SA......................................................     1,651     303,061
    Alantra Partners SA..............................................     1,451      24,666
    Almirall SA......................................................    19,545     367,105
    Amadeus IT Group SA..............................................    11,698     865,398
#*  Amper SA.........................................................   490,630     142,966
    Applus Services SA...............................................    79,766     963,925
    Atresmedia Corp. de Medios de Comunicacion SA....................    73,797     308,847
    Banco Bilbao Vizcaya Argentaria SA...............................   365,856   1,926,900
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR................   214,154   1,120,025
    Banco de Sabadell SA............................................. 2,480,109   2,726,209
    Banco Santander SA............................................... 1,257,170   5,047,910
    Banco Santander SA, Sponsored ADR................................    73,135     289,615
    Bankia SA........................................................   253,400     483,442
    Bankinter SA.....................................................    61,753     427,695
    Bolsas y Mercados Espanoles SHMSF SA.............................    35,749     991,649

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SPAIN -- (Continued)
    CaixaBank SA.....................................................   462,380 $1,325,921
#*  Caja de Ahorros del Mediterraneo.................................     8,736          0
    Cellnex Telecom S.A..............................................    16,560    714,026
    Cellnex Telecom SA...............................................    57,069  2,462,461
    Cia de Distribucion Integral Logista Holdings SA.................    30,263    634,524
    CIE Automotive SA................................................    27,553    686,272
    Construcciones y Auxiliar de Ferrocarriles SA....................     9,715    436,269
#*  Deoleo SA........................................................   380,056     20,278
#*  Distribuidora Internacional de Alimentacion SA...................    48,611      9,492
    Ebro Foods SA....................................................    31,003    680,613
*   eDreams ODIGEO SA................................................    37,385    171,765
    Elecnor SA.......................................................    14,326    165,420
    Enagas SA........................................................    95,610  2,365,830
    Ence Energia y Celulosa SA.......................................   107,367    423,975
    Endesa SA........................................................    20,253    551,587
    Ercros SA........................................................    85,372    217,626
    Euskaltel SA.....................................................    73,973    688,890
    Faes Farma SA....................................................   159,280    915,316
    Ferrovial SA.....................................................     5,855    172,736
*   Fluidra SA.......................................................    15,617    194,889
    Fomento de Construcciones y Contratas SA.........................    13,496    163,307
*   Global Dominion Access SA........................................    58,611    246,056
    Grifols SA.......................................................    16,935    546,332
    Grupo Catalana Occidente SA......................................    11,124    389,721
*   Grupo Empresarial San Jose SA....................................     8,089     62,613
#*  Grupo Ezentis SA.................................................    71,326     40,567
    Iberdrola S.A....................................................   325,790  3,348,793
    Iberpapel Gestion SA.............................................     2,868     78,943
*   Indra Sistemas SA................................................    71,750    693,109
    Laboratorios Farmaceuticos Rovi SA...............................       361      8,809
    Liberbank SA..................................................... 1,511,283    484,154
    Mapfre SA........................................................   279,688    780,608
*   Masmovil Ibercom SA..............................................     6,559    151,864
    Mediaset Espana Comunicacion SA..................................    92,561    566,368
    Melia Hotels International SA....................................    95,055    775,096
#   Miquel y Costas & Miquel SA......................................    15,637    262,788
    Naturgy Energy Group SA..........................................    27,003    735,699
#*  Obrascon Huarte Lain SA..........................................   108,136    124,671
*   Pharma Mar SA....................................................     7,705     16,411
*   Promotora de Informaciones SA, Class A...........................   120,893    179,598
    Prosegur Cia de Seguridad SA.....................................   142,922    554,632
*   Quabit Inmobiliaria SA...........................................    58,536     51,241
*   Realia Business SA...............................................    69,253     68,331
    Red Electrica Corp. SA...........................................    31,599    635,061
    Repsol SA, Sponsored ADR.........................................     3,901     64,907
    Repsol SA........................................................    86,736  1,429,387
    Sacyr S.A........................................................   289,632    824,051
    Siemens Gamesa Renewable Energy SA...............................    10,965    150,953
#*  Solaria Energia y Medio Ambiente SA..............................    34,708    268,765
*   Talgo SA.........................................................    35,381    221,147
*   Tecnicas Reunidas SA.............................................     3,504     88,202
#   Telefonica SA, Sponsored ADR.....................................    94,790    727,039
    Telefonica SA....................................................    82,112    630,562
#   Tubacex SA.......................................................    60,771    180,360
    Unicaja Banco SA.................................................    45,102     40,844
    Vidrala SA.......................................................     7,636    663,748
    Viscofan SA......................................................    19,104  1,036,071
    Vocento SA.......................................................    22,927     31,070

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SPAIN -- (Continued)
    Zardoya Otis SA..................................................  91,505 $   693,797
                                                                              -----------
TOTAL SPAIN..........................................................          51,070,944
                                                                              -----------
SWEDEN -- (2.5%)
    AAK AB...........................................................  24,763     439,272
*   AcadeMedia AB....................................................  48,989     248,051
*   Adapteo Oyj......................................................  29,972     328,134
    AddLife AB, Class B..............................................   4,530     101,500
    AddNode Group AB.................................................   1,207      21,538
    AddTech AB, Class B..............................................  23,027     640,804
    AF POYRY AB......................................................  47,361   1,008,224
    Alfa Laval AB....................................................  14,730     340,930
    Alimak Group AB..................................................  27,917     368,106
*   Arise AB.........................................................   1,403       3,924
    Arjo AB, Class B................................................. 140,130     577,942
    Assa Abloy AB, Class B...........................................  10,605     251,851
    Atrium Ljungberg AB, Class B.....................................   6,697     133,356
    Attendo AB.......................................................  31,633     161,521
    Avanza Bank Holding AB...........................................  47,670     406,704
    Axfood AB........................................................  19,709     424,509
    BE Group AB......................................................   6,863      26,728
    Beijer Alma AB...................................................  27,356     351,800
    Beijer Electronics Group AB......................................  12,275      63,787
    Beijer Ref AB....................................................  16,704     450,962
    Bergman & Beving AB..............................................  19,687     172,239
    Betsson AB.......................................................  91,942     452,869
    Bilia AB, Class A................................................  81,311     815,984
#   BillerudKorsnas AB............................................... 135,599   1,630,859
    BioGaia AB, Class B..............................................   9,899     377,170
    Biotage AB.......................................................  19,270     199,062
    Bjorn Borg AB....................................................  12,600      28,496
#   Boliden AB....................................................... 124,690   3,362,573
    Bonava AB, Class B...............................................  65,816     634,768
    Bravida Holding AB...............................................  29,099     268,135
    Bufab AB.........................................................  26,602     290,146
#   Bulten AB........................................................  17,151     105,287
    Bure Equity AB...................................................  53,611     828,658
*   Byggmax Group AB.................................................  59,242     166,275
    Catena AB........................................................   2,971     108,827
*   Cavotec SA.......................................................  14,187      20,744
    Clas Ohlson AB, Class B..........................................  20,561     197,839
    Cloetta AB, Class B.............................................. 181,459     616,150
*   Collector AB.....................................................  15,782      76,838
    Concentric AB....................................................  24,609     329,023
#   Dometic Group AB................................................. 230,094   2,136,245
*   Doro AB..........................................................  12,612      54,874
#   Duni AB..........................................................  24,293     325,824
#   Dustin Group AB..................................................  44,495     354,734
    Eastnine AB......................................................  14,309     175,235
#   Elanders AB, Class B.............................................   8,383      72,176
    Electrolux AB....................................................  23,576     619,844
    Elekta AB, Class B...............................................  21,378     297,813
#*  Eltel AB.........................................................  39,179      84,642
*   Enea AB..........................................................  11,029     186,277
    Essity AB, Class A...............................................   1,404      43,966
    Essity AB, Class B...............................................  23,449     732,564
*   Fastighets AB Balder, Class B....................................   5,442     211,065
#*  Fingerprint Cards AB, Class B.................................... 225,078     418,699
    Getinge AB, Class B.............................................. 148,870   2,545,163

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
    Granges AB.......................................................  79,689 $  775,718
    Gunnebo AB.......................................................  79,676    199,741
    Haldex AB........................................................  23,425    117,939
    Hemfosa Fastigheter AB...........................................  38,721    399,020
#   Hennes & Mauritz AB, Class B.....................................   7,372    154,513
    Hexagon AB, Class B..............................................  10,033    513,669
#   Hexpol AB........................................................  58,042    517,861
    HIQ International AB.............................................  27,512    136,343
#*  Hoist Finance AB.................................................  76,406    419,320
    Holmen AB, Class B...............................................  54,829  1,618,040
    Hufvudstaden AB, Class A.........................................   2,874     48,094
    Humana AB........................................................  10,027     60,208
    Husqvarna AB, Class A............................................   5,316     40,455
    Husqvarna AB, Class B............................................  46,565    356,730
    ICA Gruppen AB...................................................   7,896    349,412
    Indutrade AB.....................................................  18,665    575,494
#*  International Petroleum Corp.....................................  65,905    223,670
#   Intrum AB........................................................  30,234    815,080
    Inwido AB........................................................  57,966    386,246
#*  ITAB Shop Concept AB, Class B....................................   3,909      7,433
    JM AB............................................................  52,322  1,340,318
    Kindred Group P.L.C.............................................. 109,207    792,338
    Klovern AB, Class B.............................................. 148,515    259,414
    KNOW IT AB.......................................................  16,939    333,434
    Kungsleden AB....................................................  19,782    179,764
    Lagercrantz Group AB, Class B....................................  29,712    382,280
    Lifco AB, Class B................................................   2,120    105,740
    Lindab International AB..........................................  73,555    822,739
    Loomis AB, Class B...............................................  29,118  1,127,432
    Lundin Petroleum AB..............................................   7,830    259,314
#*  Medivir AB, Class B..............................................  20,006     48,336
#*  Mekonomen AB.....................................................  31,574    268,950
#   Millicom International Cellular SA...............................  14,565    663,991
    Momentum Group AB, Class B.......................................  18,706    201,108
#   Mycronic AB......................................................  36,320    604,553
#*  Net Insight AB, Class B.......................................... 156,574     28,609
    NetEnt AB........................................................  97,968    277,132
    New Wave Group AB, Class B.......................................  49,521    288,124
    Nibe Industrier AB, Class B......................................  21,951    300,562
    Nobia AB......................................................... 114,550    731,401
    Nobina AB........................................................  89,910    569,534
    Nolato AB, Class B...............................................  15,580    872,944
    Nordic Waterproofing Holding A.S.................................   2,121     20,683
#   NP3 Fastigheter AB...............................................   3,846     39,704
*   Nyfosa AB........................................................  35,905    239,944
    OEM International AB, Class B....................................   3,022     63,882
    Opus Group AB.................................................... 197,053    106,620
    Pandox AB........................................................  39,181    784,063
    Peab AB.......................................................... 110,658    933,118
    Platzer Fastigheter Holding AB, Class B..........................   8,266     82,779
    Pricer AB, Class B............................................... 107,548    160,771
    Proact IT Group AB...............................................   7,134    112,789
#*  Qliro Group AB...................................................  73,546     65,645
    Ratos AB, Class B................................................ 210,993    544,525
*   RaySearch Laboratories AB........................................  13,042    209,355
#   Recipharm AB, Class B............................................  31,697    451,391
    Resurs Holding AB................................................  89,996    529,998
    Rottneros AB.....................................................  89,739    100,569
#   Saab AB, Class B.................................................  27,148    838,384

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    Sagax AB, Class B................................................  15,278 $   175,976
    Sandvik AB.......................................................  60,623   1,071,046
*   SAS AB........................................................... 236,758     370,186
    Scandi Standard AB...............................................  48,812     359,244
    Scandic Hotels Group AB..........................................  61,751     594,167
    Sectra AB, Class B...............................................   8,988     299,273
    Securitas AB, Class B............................................  41,924     671,292
    Semcon AB........................................................  14,467      89,284
*   Sensys Gatso Group AB............................................ 329,877      48,343
    Skandinaviska Enskilda Banken AB, Class A........................ 111,830   1,072,599
    Skanska AB, Class B..............................................  27,326     582,231
    SKF AB, Class A..................................................   2,752      49,857
    SKF AB, Class B..................................................  50,925     922,056
#   SkiStar AB.......................................................  39,896     478,773
    SSAB AB, Class A.................................................  19,797      56,544
    SSAB AB, Class A.................................................  77,242     216,196
    SSAB AB, Class B, Share, Class B................................. 112,074     282,105
    SSAB AB, Class B................................................. 152,490     384,155
    Svenska Cellulosa AB SCA, Class A................................   7,179      75,908
    Svenska Cellulosa AB SCA, Class B................................ 101,964   1,040,454
#   Svenska Handelsbanken AB, Class A................................ 114,711   1,151,217
#   Svenska Handelsbanken AB, Class B................................   4,398      44,196
    Sweco AB, Class B................................................  15,545     546,952
    Swedbank AB, Class A.............................................  63,486     889,647
    Swedish Match AB.................................................  10,042     471,757
*   Swedish Orphan Biovitrum AB......................................   9,181     145,595
    Systemair AB.....................................................   9,336     134,331
    Tele2 AB, Class B................................................  22,735     325,457
    Telefonaktiebolaget LM Ericsson, Class A.........................   2,150      18,765
    Telefonaktiebolaget LM Ericsson, Class B.........................  70,037     612,038
    Telia Co. AB..................................................... 328,969   1,447,104
    Thule Group AB...................................................  44,674     909,738
    Trelleborg AB, Class B...........................................  89,379   1,445,316
    VBG Group AB, Class B............................................   3,664      53,718
#   Vitrolife AB.....................................................  23,448     365,848
    Volvo AB, Class A................................................  13,728     205,728
    Volvo AB, Class B................................................  75,308   1,128,548
    Wallenstam AB, Class B...........................................  10,991     120,377
    Wihlborgs Fastigheter AB.........................................  24,376     368,816
                                                                              -----------
TOTAL SWEDEN.........................................................          67,972,766
                                                                              -----------
SWITZERLAND -- (6.3%)
#   ABB, Ltd., Sponsored ADR.........................................   1,872      39,293
    ABB, Ltd......................................................... 115,036   2,415,754
    Adecco Group AG..................................................  80,719   4,798,434
*   Alcon, Inc.......................................................  22,229   1,317,513
#*  Alcon, Inc.......................................................  46,278   2,736,794
    Allreal Holding AG...............................................  15,156   2,953,133
    ALSO Holding AG..................................................   5,212     775,877
*   ams AG...........................................................  59,888   2,690,926
    APG SGA SA.......................................................     783     231,229
    Arbonia AG.......................................................  37,885     475,753
*   Aryzta AG........................................................ 774,584     611,866
    Ascom Holding AG.................................................  24,492     242,860
#   Autoneum Holding AG..............................................   2,766     310,294
    Bachem Holding AG, Class B.......................................     525      80,145
    Baloise Holding AG...............................................  20,369   3,767,316
    Banque Cantonale de Geneve.......................................   1,603     321,038
    Banque Cantonale Vaudoise........................................   1,725   1,352,611

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWITZERLAND -- (Continued)
    Barry Callebaut AG...............................................     560 $1,183,447
    Belimo Holding AG................................................     180  1,129,052
    Bell Food Group AG...............................................   1,788    491,177
    Bellevue Group AG................................................   8,684    197,919
#   Berner Kantonalbank AG...........................................   4,203    926,794
    BFW Liegenschaften AG............................................   1,001     44,324
    BKW AG...........................................................   2,890    213,308
#   Bobst Group SA...................................................   7,743    406,693
    Bossard Holding AG, Class A......................................   6,400  1,016,409
    Bucher Industries AG.............................................   6,735  2,084,631
    Burckhardt Compression Holding AG................................     759    180,879
    Burkhalter Holding AG............................................   2,283    180,711
    Calida Holding AG................................................   3,845    126,669
    Carlo Gavazzi Holding AG.........................................     371     99,677
    Cembra Money Bank AG.............................................  19,956  2,116,242
    Cham Group AG....................................................      55     23,895
    Chocoladefabriken Lindt & Spruengli AG...........................       8    655,110
#   Cicor Technologies, Ltd..........................................   1,805     84,910
    Cie Financiere Richemont SA......................................  34,860  2,739,339
    Cie Financiere Tradition SA......................................   1,288    134,472
    Clariant AG......................................................  63,007  1,292,434
    Coltene Holding AG...............................................   2,712    222,045
    Conzzeta AG......................................................   1,426  1,243,238
    Credit Suisse Group AG........................................... 164,338  2,034,153
#   Credit Suisse Group AG, Sponsored ADR............................  16,869    208,833
    Daetwyler Holding AG.............................................   4,500    775,532
    DKSH Holding AG..................................................  15,613    742,414
    dormakaba Holding AG.............................................   1,607  1,029,399
*   Dottikon Es Holding AG...........................................      27     12,642
    Dufry AG.........................................................  20,760  1,805,615
    EFG International AG............................................. 119,750    756,716
    Emmi AG..........................................................   1,516  1,283,904
    EMS-Chemie Holding AG............................................     615    385,297
    Energiedienst Holding AG.........................................   1,651     52,718
#*  Evolva Holding SA................................................ 525,696     85,833
#   Feintool International Holding AG................................   1,967    118,277
    Flughafen Zurich AG..............................................  18,137  3,268,145
    Forbo Holding AG.................................................     771  1,228,581
*   GAM Holding AG................................................... 178,694    596,517
    Geberit AG.......................................................   2,030  1,031,423
    Georg Fischer AG.................................................   3,014  2,878,525
    Givaudan SA......................................................     592  1,739,257
    Gurit Holding AG.................................................     392    559,908
    Helvetia Holding AG..............................................  34,781  4,885,591
    Hiag Immobilien Holding AG.......................................   1,074    114,945
#*  HOCHDORF Holding AG..............................................     837     69,848
    Huber & Suhner AG................................................  11,819    787,415
#   Implenia AG......................................................  15,340    584,609
    Inficon Holding AG...............................................   1,126    807,803
    Interroll Holding AG.............................................     515  1,065,606
    Intershop Holding AG.............................................     353    194,164
    Investis Holding SA..............................................     799     62,308
    Julius Baer Group, Ltd...........................................  89,142  3,947,528
    Jungfraubahn Holding AG..........................................   1,871    291,914
    Kardex AG........................................................   5,484    796,930
#   Komax Holding AG.................................................   2,903    617,751
#   Kudelski SA......................................................  29,355    170,632
    Kuehne + Nagel International AG..................................   2,059    332,646
    LafargeHolcim, Ltd...............................................   5,983    308,833

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
    LafargeHolcim, Ltd...............................................  28,089 $ 1,442,647
*   Lastminute.com NV................................................   2,648     109,813
    LEM Holding SA...................................................     284     335,998
    Liechtensteinische Landesbank AG.................................  13,756     908,331
    Logitech International SA........................................  32,567   1,336,780
#   Logitech International SA........................................  22,459     915,204
    Lonza Group AG...................................................   6,669   2,403,724
    Luzerner Kantonalbank AG.........................................   2,313     966,857
*   MCH Group AG.....................................................     200       5,576
#*  Meier Tobler Group AG............................................   2,683      37,815
    Metall Zug AG....................................................     156     313,153
#*  Meyer Burger Technology AG....................................... 138,380      58,442
    Mikron Holding AG................................................   4,766      32,763
    Mobilezone Holding AG............................................  18,548     201,646
    Mobimo Holding AG................................................   9,211   2,597,652
    Nestle SA........................................................ 110,012  11,769,228
    Novartis AG, Sponsored ADR.......................................  73,269   6,406,641
    Novartis AG......................................................  52,784   4,612,012
    OC Oerlikon Corp. AG............................................. 184,029   1,888,534
*   Orascom Development Holding AG...................................  10,410     156,356
#   Orell Fuessli Holding AG.........................................     184      18,010
    Orior AG.........................................................   4,471     393,043
    Partners Group Holding AG........................................   1,784   1,394,127
    Phoenix Mecano AG................................................     491     218,592
#   Plazza AG, Class A...............................................     757     198,803
    PSP Swiss Property AG............................................   4,958     656,265
    Rieter Holding AG................................................   2,766     377,037
    Romande Energie Holding SA.......................................      77      92,072
#   Schaffner Holding AG.............................................     381      81,404
    Schindler Holding AG.............................................   2,387     565,274
#*  Schmolz + Bickenbach AG.......................................... 449,892     119,190
    Schweiter Technologies AG........................................   1,043   1,072,473
    SFS Group AG.....................................................  10,692     947,189
    SGS SA...........................................................     229     597,256
    Siegfried Holding AG.............................................   3,194   1,301,972
    Sika AG..........................................................  17,658   3,035,525
#   Sonova Holding AG................................................   5,419   1,243,543
    St Galler Kantonalbank AG........................................   2,038     892,195
    Straumann Holding AG.............................................   1,173   1,048,054
    Sulzer AG........................................................  19,316   1,953,472
    Sunrise Communications Group AG..................................  29,366   2,284,833
    Swatch Group AG (The)............................................   4,686   1,299,325
    Swatch Group AG (The)............................................   7,695     413,117
    Swiss Life Holding AG............................................   5,466   2,737,464
    Swiss Prime Site AG..............................................  49,013   5,051,860
    Swiss Re AG......................................................  21,059   2,208,851
    Swisscom AG......................................................   5,467   2,796,340
    Swissquote Group Holding SA......................................   7,210     314,541
    Tamedia AG.......................................................   2,545     238,928
    Temenos AG.......................................................  13,361   1,911,570
    Thurgauer Kantonalbank...........................................     690      74,147
#   Tornos Holding AG................................................   5,138      34,886
#   u-blox Holding AG................................................   5,295     429,199
    UBS Group AG..................................................... 113,051   1,337,977
#*  UBS Group AG..................................................... 156,997   1,847,855
    Valiant Holding AG...............................................  11,948   1,213,560
    Valora Holding AG................................................   3,464     992,080
    Varia US Properties AG...........................................     312      12,435
    VAT Group AG.....................................................   7,314   1,075,389

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
SWITZERLAND -- (Continued)
    Vaudoise Assurances Holding SA...................................   1,120 $    620,336
    Vetropack Holding AG.............................................     192      521,259
    Vifor Pharma AG..................................................   9,242    1,455,423
*   Von Roll Holding AG..............................................   8,846        8,101
    Vontobel Holding AG..............................................  31,134    1,815,223
    VP Bank AG.......................................................   3,455      539,002
    VZ Holding AG....................................................   1,634      456,481
    Walliser Kantonalbank............................................   1,247      142,847
#   Ypsomed Holding AG...............................................   1,711      253,846
    Zehnder Group AG.................................................   9,604      419,820
    Zug Estates Holding AG, Class B..................................     185      377,079
    Zuger Kantonalbank AG............................................      64      390,519
    Zurich Insurance Group AG........................................  14,600    5,718,821
                                                                              ------------
TOTAL SWITZERLAND....................................................          169,244,205
                                                                              ------------
UNITED KINGDOM -- (13.3%)
    3i Group P.L.C................................................... 191,263    2,794,903
    4imprint Group P.L.C.............................................   3,960      152,387
    888 Holdings P.L.C............................................... 181,616      422,535
#   A.G. Barr P.L.C..................................................  57,817      415,720
    AA P.L.C......................................................... 199,306      113,649
    Admiral Group P.L.C..............................................  25,512      667,694
    Afren P.L.C...................................................... 449,270            0
    Aggreko P.L.C.................................................... 182,730    1,873,360
    Alliance Pharma P.L.C............................................  48,911       46,766
    Anglo American P.L.C............................................. 188,743    4,857,696
    Anglo Pacific Group P.L.C........................................  95,643      236,835
    Anglo-Eastern Plantations P.L.C..................................   5,452       32,508
    Antofagasta P.L.C................................................  44,113      496,832
#   Arrow Global Group P.L.C......................................... 162,912      501,416
    Ashmore Group P.L.C.............................................. 145,839      879,653
    Ashtead Group P.L.C..............................................  83,267    2,535,132
    Associated British Foods P.L.C...................................  25,818      745,231
    Auto Trader Group P.L.C.......................................... 258,121    1,880,744
    AVEVA Group P.L.C................................................   4,877      264,259
    Aviva P.L.C...................................................... 644,338    3,473,010
    Avon Rubber P.L.C................................................  13,939      320,504
    B&M European Value Retail SA..................................... 246,753    1,183,770
    Babcock International Group P.L.C................................ 349,846    2,512,663
    BAE Systems P.L.C................................................ 200,216    1,495,556
    Balfour Beatty P.L.C............................................. 118,530      345,399
    Bank of Georgia Group P.L.C......................................  35,983      607,327
    Barclays P.L.C., Sponsored ADR................................... 245,045    2,114,738
    Barclays P.L.C................................................... 257,747      559,072
    Barratt Developments P.L.C....................................... 149,576    1,223,203
    BBA Aviation P.L.C............................................... 572,681    2,253,002
    Beazley P.L.C.................................................... 157,965    1,200,585
    Bellway P.L.C....................................................  78,007    3,192,781
    Berkeley Group Holdings P.L.C....................................  42,758    2,437,181
    BHP Group P.L.C., ADR............................................  54,755    2,322,707
    Bloomsbury Publishing P.L.C......................................  48,767      157,706
    Bodycote P.L.C................................................... 142,777    1,323,818
    Bovis Homes Group P.L.C..........................................  97,274    1,473,914
    BP P.L.C., Sponsored ADR......................................... 248,133    9,406,728
    BP P.L.C......................................................... 319,290    2,024,733
    Braemar Shipping Services P.L.C..................................  15,684       40,563
    Brewin Dolphin Holdings P.L.C.................................... 241,191    1,039,745
    British American Tobacco P.L.C................................... 158,257    5,535,175
    Britvic P.L.C.................................................... 136,817    1,748,494

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    BT Group P.L.C...................................................   600,516 $1,593,683
    Bunzl P.L.C......................................................    25,249    656,846
    Burberry Group P.L.C.............................................    26,801    710,681
*   Cairn Energy P.L.C...............................................   671,918  1,552,493
*   Capita P.L.C.....................................................   279,377    565,130
    Capital & Counties Properties P.L.C..............................    26,842     88,717
*   Carclo P.L.C.....................................................    23,934      3,317
    Card Factory P.L.C...............................................   211,874    464,891
    CareTech Holdings P.L.C..........................................    34,284    176,358
    Carnival P.L.C...................................................     4,660    186,478
    Carnival P.L.C., ADR.............................................     4,899    199,193
    Carr's Group P.L.C...............................................    10,633     19,300
    Castings P.L.C...................................................     9,986     48,779
    Centamin P.L.C................................................... 1,035,350  1,566,125
    Centaur Media P.L.C..............................................    24,139     10,127
    Centrica P.L.C...................................................   369,046    347,297
    Chemring Group P.L.C.............................................   212,059    551,642
    Chesnara P.L.C...................................................    67,875    228,219
    Cineworld Group P.L.C............................................   501,000  1,443,666
*   Circassia Pharmaceuticals P.L.C..................................    36,010      7,918
    Clarkson P.L.C...................................................    16,082    589,083
*   Clinigen Healthcare, Ltd.........................................     6,338     68,214
    Close Brothers Group P.L.C.......................................   108,380  1,943,387
    CLS Holdings P.L.C...............................................    40,437    132,625
    CMC Markets P.L.C................................................    91,464    154,027
    Cobham P.L.C.....................................................   697,326  1,426,367
    Coca-Cola HBC AG.................................................    31,360    954,870
    Computacenter P.L.C..............................................    61,493  1,088,195
*   Connect Group P.L.C..............................................    58,525     23,135
    Consort Medical P.L.C............................................    20,452    193,291
    ConvaTec Group P.L.C.............................................    22,949     58,628
    Costain Group P.L.C..............................................    92,740    200,155
    Countryside Properties P.L.C.....................................    35,152    160,889
*   Countrywide P.L.C................................................   159,900      9,121
    Cranswick P.L.C..................................................    26,826  1,078,438
    Crest Nicholson Holdings P.L.C...................................   253,815  1,278,968
    Croda International P.L.C........................................    20,197  1,260,094
    CVS Group P.L.C..................................................     4,110     51,461
    Daejan Holdings P.L.C............................................     1,943    122,342
    Daily Mail & General Trust P.L.C., Class A.......................    34,229    389,774
    Dart Group P.L.C.................................................     6,684    109,479
    DCC P.L.C........................................................     6,580    617,069
    De La Rue P.L.C..................................................    33,691     68,639
#   Debenhams P.L.C.................................................. 2,335,023          0
    Devro P.L.C......................................................   164,604    341,908
    DFS Furniture P.L.C..............................................    54,799    165,976
    Diageo P.L.C., Sponsored ADR.....................................     2,940    481,778
*   Dialight P.L.C...................................................    11,223     45,863
    Dignity P.L.C....................................................    42,517    304,269
    Diploma P.L.C....................................................    86,811  1,797,147
    Direct Line Insurance Group P.L.C................................   575,085  2,027,607
    DiscoverIE Group P.L.C...........................................    24,274    142,101
    Dixons Carphone P.L.C............................................   796,244  1,354,065
    Domino's Pizza Group P.L.C.......................................   207,065    767,310
    Drax Group P.L.C.................................................   329,896  1,268,252
    DS Smith P.L.C...................................................   444,057  2,058,746
    Dunelm Group P.L.C...............................................    58,420    598,235
    easyJet P.L.C....................................................    37,817    606,660
*   EI Group P.L.C...................................................   513,543  1,875,541

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
UNITED KINGDOM -- (Continued)
    Electrocomponents P.L.C..........................................   293,057 $ 2,585,675
    Elementis P.L.C..................................................   306,518     589,861
    EMIS Group P.L.C.................................................    12,304     171,489
*   EnQuest P.L.C.................................................... 1,517,498     349,838
    Entertainment One, Ltd...........................................   167,342   1,208,542
    Equiniti Group P.L.C.............................................   121,556     339,589
    Essentra P.L.C...................................................   164,284     810,494
    Euromoney Institutional Investor P.L.C...........................    21,841     399,224
    Evraz P.L.C......................................................    82,157     392,050
    Experian P.L.C...................................................    52,061   1,641,030
    FDM Group Holdings P.L.C.........................................     8,532      79,739
    Ferguson P.L.C...................................................    13,813   1,179,507
    Ferrexpo P.L.C...................................................   296,611     486,039
    Findel P.L.C.....................................................    41,980     104,882
*   Firstgroup P.L.C................................................. 1,479,014   2,473,895
*   Foxtons Group P.L.C..............................................   154,604     131,041
    Fresnillo P.L.C..................................................       219       2,023
    Fuller Smith & Turner P.L.C., Class A............................     8,312     112,172
    G4S P.L.C........................................................   320,483     859,516
    Galliford Try P.L.C..............................................    81,327     771,894
    Games Workshop Group P.L.C.......................................    18,463   1,069,080
*   Gamesys Group P.L.C..............................................    25,675     269,052
    Gamma Communications P.L.C.......................................     1,819      28,072
*   Gem Diamonds, Ltd................................................   267,121     216,279
    Genel Energy P.L.C...............................................    98,525     243,674
    Genus P.L.C......................................................    12,068     453,410
*   Georgia Capital P.L.C............................................    24,268     306,176
    Glencore P.L.C................................................... 1,308,307   3,948,967
    Go-Ahead Group P.L.C. (The)......................................    44,581   1,179,977
    GoCo Group P.L.C.................................................    94,361     118,379
    Grafton Group P.L.C..............................................   109,953   1,113,411
    Grainger P.L.C...................................................   325,335   1,081,849
    Greencore Group P.L.C............................................   322,855     970,666
    Greggs P.L.C.....................................................    96,356   2,216,302
    Gulf Keystone Petroleum, Ltd.....................................   199,133     529,778
*   Gulf Marine Services P.L.C.......................................    55,878       5,984
    GVC Holdings P.L.C...............................................   177,707   2,050,159
    H&T Group P.L.C..................................................     2,599      12,743
    Halfords Group P.L.C.............................................   190,403     390,796
    Halma P.L.C......................................................    77,613   1,883,312
    Hargreaves Lansdown P.L.C........................................    31,344     719,761
    Hastings Group Holdings P.L.C....................................   186,321     438,820
    Hays P.L.C.......................................................   831,499   1,692,157
    Headlam Group P.L.C..............................................    39,397     245,887
    Helical P.L.C....................................................   174,368     884,162
    Henry Boot P.L.C.................................................    36,616     118,923
    Highland Gold Mining, Ltd........................................    27,555      72,860
    Hikma Pharmaceuticals P.L.C......................................    28,079     731,255
    Hill & Smith Holdings P.L.C......................................    67,054   1,137,283
    Hilton Food Group P.L.C..........................................    12,046     159,052
    Hiscox, Ltd......................................................    60,544   1,169,164
    Hochschild Mining P.L.C..........................................   247,271     642,907
    HomeServe P.L.C..................................................   115,256   1,731,194
*   Horizon Discovery Group P.L.C....................................    31,033      65,998
    Howden Joinery Group P.L.C.......................................   314,734   2,355,558
    HSBC Holdings P.L.C..............................................   160,618   1,213,486
#   HSBC Holdings P.L.C., Sponsored ADR..............................   277,592  10,490,202
    Hunting P.L.C....................................................   108,698     555,478
    Huntsworth P.L.C.................................................    68,679      79,928

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Hyve Group P.L.C.................................................   426,640 $  430,791
    Ibstock P.L.C....................................................   296,042    925,081
    IG Group Holdings P.L.C..........................................   185,355  1,524,993
    IMI P.L.C........................................................   164,140  2,134,504
    Imperial Brands P.L.C............................................     8,885    194,897
    Inchcape P.L.C...................................................   313,757  2,623,180
*   Indivior P.L.C...................................................   290,884    147,356
    Informa P.L.C....................................................    67,233    675,776
    Inmarsat P.L.C...................................................   106,125    757,088
    InterContinental Hotels Group P.L.C., ADR........................     4,801    290,877
    InterContinental Hotels Group P.L.C..............................     7,890    477,490
    Intermediate Capital Group P.L.C.................................    59,454  1,144,232
    International Consolidated Airlines Group SA.....................    96,420    663,717
*   International Ferro Metals, Ltd..................................    82,212          0
    International Personal Finance P.L.C.............................   187,926    323,544
#   Interserve P.L.C.................................................   462,402          0
    Intertek Group P.L.C.............................................    21,290  1,476,159
    Investec P.L.C...................................................   291,755  1,654,092
    iomart Group P.L.C...............................................     5,469     26,095
*   IP Group P.L.C...................................................   285,880    207,557
    ITV P.L.C........................................................   343,813    596,434
    IWG P.L.C........................................................   390,069  1,943,036
    J D Wetherspoon P.L.C............................................    70,915  1,343,256
    J Sainsbury P.L.C................................................   726,771  1,915,241
    James Fisher & Sons P.L.C........................................    32,870    826,478
    James Halstead P.L.C.............................................     2,127     13,968
    JD Sports Fashion P.L.C..........................................   182,877  1,819,172
    John Laing Group P.L.C...........................................   132,057    625,325
    John Menzies P.L.C...............................................    70,679    372,436
    John Wood Group P.L.C............................................   481,969  2,116,143
    Johnson Matthey P.L.C............................................    13,037    517,919
    Jupiter Fund Management P.L.C....................................   218,507    970,131
*   Just Group P.L.C.................................................   710,171    560,101
    Kainos Group P.L.C...............................................    12,918     85,220
    KAZ Minerals P.L.C...............................................   194,533  1,188,854
    Keller Group P.L.C...............................................    69,607    467,677
#   Kier Group P.L.C.................................................    97,630    143,595
    Kin & Carta P.L.C................................................   109,862    135,364
    Kingfisher P.L.C.................................................   881,384  2,364,407
*   Lamprell P.L.C...................................................   317,247    181,613
    Lancashire Holdings, Ltd.........................................   164,623  1,520,165
    Legal & General Group P.L.C......................................   493,358  1,686,465
#*  Liberty Global P.L.C., Class A...................................    12,962    325,994
*   Liberty Global P.L.C., Class C...................................    31,782    758,636
    Lloyds Banking Group P.L.C....................................... 6,332,142  4,657,962
    Lloyds Banking Group P.L.C., ADR.................................   253,411    734,892
    London Stock Exchange Group P.L.C................................    15,430  1,390,550
    Lookers P.L.C....................................................   248,660    159,891
    Low & Bonar P.L.C................................................   678,552    125,236
    LSL Property Services P.L.C......................................    31,623     98,299
*   M&G P.L.C........................................................    55,436    153,528
    Man Group P.L.C.................................................. 1,124,237  2,092,401
    Marks & Spencer Group P.L.C......................................   556,969  1,312,102
    Marshalls P.L.C..................................................   166,424  1,530,343
    Marston's P.L.C..................................................   755,257  1,206,881
    McBride P.L.C....................................................   171,494    157,954
    McCarthy & Stone P.L.C...........................................   264,396    500,778
    Mears Group P.L.C................................................    82,339    271,501
#   Mediclinic International P.L.C...................................   253,999  1,204,509

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Meggitt P.L.C....................................................   201,022 $1,626,535
    Melrose Industries P.L.C.........................................   768,577  2,124,105
    Merlin Entertainments P.L.C......................................   176,289  1,038,599
#   Micro Focus International P.L.C., Sponsored ADR..................    27,626    379,032
    Micro Focus International P.L.C..................................   113,048  1,551,606
*   Mitchells & Butlers P.L.C........................................   240,832  1,328,634
    Mitie Group P.L.C................................................   227,234    465,432
    MJ Gleeson P.L.C.................................................     7,755     80,457
    Mondi P.L.C......................................................    43,037    892,325
    Moneysupermarket.com Group P.L.C.................................   276,883  1,232,035
    Morgan Advanced Materials P.L.C..................................   264,555    807,319
    Morgan Sindall Group P.L.C.......................................    29,334    486,797
*   Mothercare P.L.C.................................................   159,443     23,142
    N Brown Group P.L.C..............................................   178,636    288,859
#   Naked Wines P.L.C................................................    22,129     73,731
    National Express Group P.L.C.....................................   298,089  1,724,674
    NCC Group P.L.C..................................................    57,119    138,769
    Next Fifteen Communications Group P.L.C..........................     1,739     11,199
    Next P.L.C.......................................................     6,961    593,678
    NMC Health P.L.C.................................................     3,427     97,144
    Norcros P.L.C....................................................    25,367     77,446
    Northgate P.L.C..................................................   138,209    616,896
*   Nostrum Oil & Gas P.L.C..........................................     8,423      2,527
    Numis Corp. P.L.C................................................    16,841     50,289
    On the Beach Group P.L.C.........................................    95,956    558,059
    OneSavings Bank P.L.C............................................   171,220    798,699
*   Oxford Biomedica PLC.............................................     2,482     17,906
    Oxford Instruments P.L.C.........................................    36,551    614,429
    Pagegroup P.L.C..................................................   184,462  1,062,823
    Paragon Banking Group P.L.C......................................   317,935  2,072,513
*   Parkmead Group P.L.C. (The)......................................    27,786     13,300
    PayPoint P.L.C...................................................    32,296    382,848
    Pearson P.L.C....................................................    42,452    374,919
    Pendragon P.L.C.................................................. 1,196,608    223,475
    Pennon Group P.L.C...............................................    96,547  1,122,516
    Persimmon P.L.C..................................................    49,329  1,455,022
*   Petra Diamonds, Ltd..............................................   820,864     90,483
    Petrofac, Ltd....................................................   151,343    755,332
*   Petropavlovsk P.L.C.............................................. 2,044,277    266,532
    Pets at Home Group P.L.C.........................................   418,995  1,115,960
    Pharos Energy P.L.C..............................................   272,956    206,454
    Phoenix Group Holdings P.L.C.....................................   304,252  2,779,078
    Photo-Me International P.L.C.....................................   237,475    282,227
    Playtech P.L.C...................................................   227,646  1,158,685
    Plus500, Ltd.....................................................     6,204     64,320
    Polar Capital Holdings P.L.C.....................................     3,907     25,484
    Polypipe Group P.L.C.............................................   145,012    850,450
    Porvair P.L.C....................................................     5,901     45,735
*   Premier Foods P.L.C.............................................. 1,639,719    686,708
*   Premier Oil P.L.C................................................   866,867    931,467
    Provident Financial P.L.C........................................    41,505    236,994
#   Prudential P.L.C., ADR...........................................     2,030     81,484
    Prudential P.L.C.................................................    55,436    968,292
*   PureTech Health P.L.C............................................    21,254     68,242
    PZ Cussons P.L.C.................................................   170,111    443,991
    QinetiQ Group P.L.C..............................................   215,825    879,842
    Quilter P.L.C....................................................   441,657    783,635
    Rank Group P.L.C.................................................   120,029    379,178
    Rathbone Brothers P.L.C..........................................    23,892    642,923

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
*   Raven Property Group, Ltd........................................  39,788 $   20,962
*   REA Holdings P.L.C...............................................   1,822      4,027
    Reach P.L.C...................................................... 725,193    925,934
    Reckitt Benckiser Group P.L.C....................................   7,901    611,392
    Redrow P.L.C..................................................... 175,504  1,368,197
#   RELX P.L.C., Sponsored ADR.......................................  35,523    859,301
    RELX P.L.C.......................................................   1,141     27,456
    Renewi P.L.C..................................................... 854,238    327,273
    Renishaw P.L.C...................................................  16,980    834,697
*   Renold P.L.C.....................................................  12,120      3,613
    Rentokil Initial P.L.C........................................... 384,917  2,265,311
    Restaurant Group P.L.C. (The).................................... 411,657    724,890
    Rhi Magnesita NV.................................................   7,622    344,124
    Rhi Magnesita NV.................................................     875     39,435
    Ricardo P.L.C....................................................  28,030    231,641
    Rightmove P.L.C.................................................. 289,082  2,243,908
    Rio Tinto P.L.C..................................................   5,471    284,830
    Rio Tinto P.L.C., Sponsored ADR..................................  52,825  2,747,428
    RM P.L.C.........................................................  21,947     82,500
    Robert Walters P.L.C.............................................  33,331    228,872
*   Rockhopper Exploration P.L.C..................................... 153,117     34,775
    Rolls-Royce Holdings P.L.C....................................... 125,627  1,155,988
    Rotork P.L.C..................................................... 437,306  1,707,755
    Royal Bank of Scotland Group P.L.C............................... 257,077    710,623
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............  47,700    264,735
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A................. 161,774  9,378,027
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B................. 102,022  5,946,862
    Royal Dutch Shell P.L.C., Class B................................   6,539    188,322
    Royal Dutch Shell P.L.C. , Class A (B03MLX2).....................  42,151  1,221,888
    Royal Mail P.L.C................................................. 585,828  1,603,089
    RPS Group P.L.C.................................................. 170,296    310,806
    RSA Insurance Group P.L.C........................................ 179,040  1,211,258
    Saga P.L.C....................................................... 961,436    584,593
    Sage Group P.L.C. (The).......................................... 118,808  1,107,302
*   Savannah Petroleum P.L.C......................................... 103,820     31,785
    Savills P.L.C.................................................... 123,010  1,461,351
    Schroders P.L.C..................................................   7,121    285,477
    Schroders P.L.C..................................................   4,379    131,455
    SDL P.L.C........................................................  39,817    272,499
    Secure Trust Bank P.L.C..........................................     460      8,402
    Senior P.L.C..................................................... 341,631    817,531
*   Serica Energy P.L.C..............................................   5,852     10,164
    Severfield P.L.C.................................................  75,262     75,251
    Severn Trent P.L.C...............................................  17,651    516,066
    SIG P.L.C........................................................ 527,187    768,591
    Smith & Nephew P.L.C., Sponsored ADR.............................  19,835    857,269
    Smith & Nephew P.L.C.............................................  40,935    878,727
    Smiths Group P.L.C...............................................  32,750    684,594
    Softcat P.L.C....................................................  63,609    775,229
    Sophos Group P.L.C...............................................  23,229    170,864
    Spectris P.L.C...................................................  43,680  1,354,151
    Speedy Hire P.L.C................................................ 315,480    220,226
    Spirax-Sarco Engineering P.L.C...................................  13,079  1,342,216
    Spire Healthcare Group P.L.C..................................... 322,876    488,698
    Spirent Communications P.L.C..................................... 321,554    827,630
*   Sportech P.L.C...................................................  45,735     19,257
*   Sports Direct International P.L.C................................ 201,951    808,090
    SSE P.L.C........................................................  72,603  1,207,827
    SSP Group P.L.C.................................................. 228,419  1,883,574

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
UNITED KINGDOM -- (Continued)
    St James's Place P.L.C...........................................    86,466 $    1,166,259
    St. Modwen Properties P.L.C......................................   259,981      1,517,539
    Stagecoach Group P.L.C...........................................   427,352        759,179
    Standard Chartered P.L.C.........................................   414,234      3,758,730
    Standard Life Aberdeen P.L.C.....................................   367,550      1,445,084
    SThree P.L.C.....................................................    78,123        288,423
    Stobart Group, Ltd...............................................   158,403        244,666
    Stock Spirits Group P.L.C........................................    84,661        224,489
    Superdry P.L.C...................................................    43,269        229,759
    Synthomer P.L.C..................................................   245,430        886,088
    TalkTalk Telecom Group P.L.C.....................................   176,147        255,466
    Tate & Lyle P.L.C................................................   162,934      1,421,158
    Taylor Wimpey P.L.C.............................................. 1,003,336      2,151,857
    Ted Baker P.L.C..................................................    26,392        139,014
    Telecom Plus P.L.C...............................................    45,647        712,129
    Tesco P.L.C......................................................   615,713      1,879,496
    Thomas Cook Group P.L.C..........................................   850,887              0
    Topps Tiles P.L.C................................................   105,193        102,661
    TP ICAP P.L.C....................................................   544,486      2,421,047
    Travis Perkins P.L.C.............................................   205,910      3,824,600
    Tribal Group P.L.C...............................................     7,500          5,797
    Trifast P.L.C....................................................    47,627         99,502
    TT Electronics P.L.C.............................................   100,427        301,814
    TUI AG...........................................................    86,705      1,131,283
    TUI AG...........................................................    44,549        582,803
    Tullow Oil P.L.C................................................. 1,103,882      2,949,926
    Tyman P.L.C......................................................     4,336         11,920
    U & I Group P.L.C................................................   131,215        235,538
    UDG Healthcare P.L.C.............................................     7,849         78,680
    Ultra Electronics Holdings P.L.C.................................    63,422      1,601,903
    United Utilities Group P.L.C.....................................    36,035        406,893
    Urban & Civic P.L.C..............................................    42,797        182,934
    Vectura Group P.L.C..............................................   570,734        652,161
    Vertu Motors P.L.C...............................................   177,200         94,761
    Vesuvius P.L.C...................................................   116,628        603,480
    Victrex P.L.C....................................................    43,643      1,239,831
    Virgin Money UK P.L.C............................................   489,015        870,136
    Vitec Group P.L.C. (The).........................................    12,644        205,598
    Vodafone Group P.L.C............................................. 1,755,059      3,581,583
    Vodafone Group P.L.C., Sponsored ADR.............................    37,320        762,078
*   Volex P.L.C......................................................     2,165          2,720
    Watkin Jones P.L.C...............................................     5,809         17,680
    Weir Group P.L.C. (The)..........................................     8,516        148,749
    WH Smith P.L.C...................................................    56,421      1,598,829
    Whitbread P.L.C..................................................     8,306        437,200
    William Hill P.L.C...............................................   481,604      1,232,991
    Wincanton P.L.C..................................................    34,495        111,760
*   Wizz Air Holdings P.L.C..........................................     3,856        190,951
    Wm Morrison Supermarkets P.L.C................................... 1,171,109      3,025,388
#   WPP P.L.C., Sponsored ADR........................................    13,115        818,901
    WPP P.L.C........................................................   207,334      2,587,437
*   Xaar P.L.C.......................................................    40,786         25,074
    XP Power, Ltd....................................................     5,035        171,890
                                                                                --------------
TOTAL UNITED KINGDOM.................................................              357,222,598
                                                                                --------------
UNITED STATES -- (0.0%)
*   Epsilon Energy, Ltd..............................................    17,639         58,913
                                                                                --------------
TOTAL COMMON STOCKS..................................................            2,545,007,115
                                                                                --------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
    Bayerische Motoren Werke AG......................................     8,532 $   525,172
    Biotest AG.......................................................    11,540     280,473
    Draegerwerk AG & Co. KGaA........................................     6,618     387,883
#   Fuchs Petrolub SE................................................    27,770   1,183,118
    Henkel AG & Co. KGaA.............................................     2,922     303,516
    Jungheinrich AG..................................................    31,493     798,982
    Porsche Automobil Holding SE.....................................    29,603   2,179,687
    Sartorius AG.....................................................     5,122     995,317
    Schaeffler AG....................................................     2,972      25,071
#   Sixt SE..........................................................    11,719     792,880
    STO SE & Co. KGaA................................................     1,570     171,763
    Villeroy & Boch AG...............................................     8,449     132,399
    Volkswagen AG....................................................    35,613   6,770,217
                                                                                -----------
TOTAL GERMANY........................................................            14,546,478
                                                                                -----------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.................................................... 3,086,892       3,998
                                                                                      7,486
    Rolls-Royce Holdings P.L.C....................................... 5,778,842 -----------
TOTAL UNITED KINGDOM.................................................                11,484
                                                                                -----------
TOTAL PREFERRED STOCKS...............................................            14,557,962
                                                                                -----------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Clean Seas Seafood Ltd. Rights 11/11/19..........................     8,512           0
                                                                                -----------
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13.....................................     1,270           0
                                                                                -----------
CANADA -- (0.0%)
#*  DHX Media, Ltd. Rights 11/15/19..................................    98,498       6,357
*   Pan American Silver Corp. Rights 02/22/29........................   212,979      53,934
#*  Pan American Silver Corp. Rights 02/22/29........................   122,913      31,126
*   Tervita Corp. Warrants 07/19/20..................................     2,554          19
                                                                                -----------
TOTAL CANADA.........................................................                91,436
                                                                                -----------
ITALY -- (0.0%)
*   Mediaset SpA Rights 11/06/19.....................................   270,865      26,887
                                                                                -----------
NORWAY -- (0.0%)
*   Adevinta ASA Rights 11/12/19.....................................     1,854         283
*   XXL ASA Rights 10/25/19..........................................     3,878       1,645
                                                                                -----------
TOTAL NORWAY.........................................................                 1,928
                                                                                -----------
SINGAPORE -- (0.0%)
#*  Ezion Holdings, Ltd. Warrants 04/16/23...........................   926,726           0
                                                                                -----------
SPAIN -- (0.0%)
*   Distribuidora Internacional de Alimentacion SA Rights 11/13/19...   486,110       9,759
*   Vidrala S.A. Rights 11/11/19.....................................     7,636      32,658
                                                                                -----------
TOTAL SPAIN..........................................................                42,417
                                                                                -----------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                          SHARES      VALUE>>
                                                                        ---------- --------------
SWEDEN -- (0.0%)
*     Anoto Group AB Warrants 04/30/21.................................      4,010 $          145
                                                                                   --------------
TOTAL RIGHTS/WARRANTS..................................................                   162,813
                                                                                   --------------
TOTAL INVESTMENT SECURITIES (Cost $2,315,741,708)......................             2,559,727,890
                                                                                      VALUE+
                                                                                   --------------
SECURITIES LENDING COLLATERAL -- (4.9%)
@(S)  The DFA Short Term Investment Fund............................... 11,468,926    132,706,943
                                                                                   --------------
      TOTAL INVESTMENTS -- (100.0%) (Cost $2,448,435,980)                          $2,692,434,833
                                                                                   ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
Common Stocks
   Australia................................. $    278,929 $  158,293,396   --    $  158,572,325
   Austria...................................           --     16,594,922   --        16,594,922
   Belgium...................................      943,834     38,152,785   --        39,096,619
   Canada....................................  237,004,236        771,313   --       237,775,549
   China.....................................           --        184,231   --           184,231
   Denmark...................................           --     40,985,746   --        40,985,746
   Finland...................................           --     50,279,059   --        50,279,059
   France....................................      323,203    187,604,824   --       187,928,027
   Germany...................................    4,115,665    167,219,811   --       171,335,476
   Hong Kong.................................      282,710     71,595,971   --        71,878,681
   Ireland...................................    4,467,965     14,659,900   --        19,127,865
   Israel....................................    1,119,449     19,824,025   --        20,943,474
   Italy.....................................    5,696,684     79,624,365   --        85,321,049
   Japan.....................................   10,757,044    641,431,475   --       652,188,519
   Netherlands...............................    7,160,314     66,832,587   --        73,992,901
   New Zealand...............................        7,845     12,797,140   --        12,804,985
   Norway....................................       46,818     22,646,630   --        22,693,448
   Portugal..................................           --      7,810,504   --         7,810,504
   Singapore.................................        3,484     29,920,825   --        29,924,309
   Spain.....................................    2,201,586     48,869,358   --        51,070,944
   Sweden....................................      223,670     67,749,096   --        67,972,766
   Switzerland...............................   10,735,339    158,508,866   --       169,244,205
   United Kingdom............................   49,374,390    307,848,208   --       357,222,598
   United States.............................           --         58,913   --            58,913
Preferred Stocks.............................
   Germany...................................           --     14,546,478   --        14,546,478
   United Kingdom............................           --         11,484   --            11,484
Rights/Warrants..............................
   Canada....................................           --         91,436   --            91,436
   Italy.....................................           --         26,887   --            26,887
   Norway....................................           --          1,928   --             1,928
   Spain.....................................           --         42,417   --            42,417
   Sweden....................................           --            145   --               145
   Securities Lending Collateral.............           --    132,706,943   --       132,706,943
                                              ------------ --------------   --    --------------
TOTAL........................................ $334,743,165 $2,357,691,668   --    $2,692,434,833
                                              ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
COMMON STOCKS -- (98.9%)
AUSTRALIA -- (5.5%)
    A2B Australia, Ltd...............................................  25,878 $   28,336
    Accent Group, Ltd................................................  81,685     84,994
    Adelaide Brighton, Ltd...........................................  73,673    156,477
    Ainsworth Game Technology, Ltd...................................  27,497     15,137
*   Alkane Resources, Ltd............................................  46,527     22,913
    Alliance Aviation Services, Ltd..................................  13,183     22,832
    AMP, Ltd......................................................... 613,873    775,653
    Ansell, Ltd......................................................  33,234    632,003
    AP Eagers, Ltd...................................................  16,444    138,928
    ARQ Group, Ltd...................................................  21,121      6,177
    AUB Group, Ltd...................................................   7,984     67,994
    Aurelia Metals, Ltd..............................................  75,876     24,547
    Austal, Ltd...................................................... 102,435    294,921
*   Austin Engineering, Ltd..........................................  60,306      7,882
*   Australian Agricultural Co., Ltd................................. 100,941     68,542
    Australian Pharmaceutical Industries, Ltd........................ 118,673    108,433
    Australian Vintage, Ltd..........................................  55,331     19,490
    Auswide Bank, Ltd................................................   2,707     10,295
    AVJennings, Ltd..................................................  21,750      8,952
    Bank of Queensland, Ltd.......................................... 119,830    747,866
    Bapcor, Ltd......................................................  30,140    148,575
*   Base Resources, Ltd.............................................. 147,181     24,265
    Beach Energy, Ltd................................................ 443,972    698,358
    Bega Cheese, Ltd.................................................  27,296     67,309
    Bell Financial Group, Ltd........................................  35,130     24,183
    Bendigo & Adelaide Bank, Ltd..................................... 140,935  1,034,336
    Bingo Industries, Ltd............................................ 102,500    169,532
    BlueScope Steel, Ltd............................................. 117,966  1,079,882
    Boral, Ltd....................................................... 337,513  1,171,817
    Brickworks, Ltd..................................................  22,609    282,209
    BWX, Ltd.........................................................  11,988     32,383
    Caltex Australia, Ltd............................................  52,110    979,596
*   Cardno, Ltd......................................................  77,867     27,889
*   Cash Converters International, Ltd............................... 185,464     30,682
    Cedar Woods Properties, Ltd......................................  18,287     89,376
    Challenger, Ltd..................................................  83,886    460,091
*   Clean TeQ Holdings, Ltd..........................................  24,815      4,095
    Cleanaway Waste Management, Ltd.................................. 407,020    517,320
    ClearView Wealth, Ltd............................................   3,322      1,381
    CML Group, Ltd...................................................  18,068      5,548
    Collins Foods, Ltd...............................................  25,636    180,795
*   Cooper Energy, Ltd............................................... 438,871    167,749
    Costa Group Holdings, Ltd........................................  20,896     41,096
    CSR, Ltd......................................................... 102,646    293,406
    Decmil Group, Ltd................................................  50,244     29,656
    Domain Holdings Australia, Ltd...................................  65,663    143,277
    Downer EDI, Ltd.................................................. 112,470    625,564
    DWS, Ltd.........................................................   9,297      6,836
    Eclipx Group, Ltd................................................  61,114     66,105
    Elders, Ltd......................................................  25,260    102,823
*   Energy World Corp., Ltd.......................................... 217,995     13,919
    EQT Holdings, Ltd................................................   4,528     95,911
    Estia Health, Ltd................................................  63,584    123,155
    EVENT Hospitality and Entertainment, Ltd.........................  17,248    155,964
    Evolution Mining, Ltd............................................ 260,244    742,316
    Experience Co., Ltd..............................................   7,899      1,442
    Finbar Group, Ltd................................................  16,583      9,775

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
*   Fleetwood Corp., Ltd.............................................  20,567 $   31,706
    FlexiGroup, Ltd..................................................  20,528     27,579
    Freedom Foods Group, Ltd.........................................  10,641     39,285
    G8 Education, Ltd................................................ 106,349    188,769
    GBST Holdings, Ltd...............................................   7,067     18,756
    Genworth Mortgage Insurance Australia, Ltd.......................  81,691    219,660
    GrainCorp, Ltd., Class A.........................................  50,444    251,380
*   Greenland Minerals, Ltd.......................................... 178,631     12,298
    GTN, Ltd.........................................................   8,175      4,226
    GWA Group, Ltd...................................................  55,053    110,426
    Harvey Norman Holdings, Ltd...................................... 160,358    452,453
    Healius, Ltd..................................................... 129,863    276,056
    Helloworld Travel, Ltd...........................................   1,461      4,533
*   Horizon Oil, Ltd................................................. 289,312     27,795
    HT&E, Ltd........................................................  73,859     83,838
    Huon Aquaculture Group, Ltd......................................   5,513     17,291
    Imdex, Ltd.......................................................  51,718     56,631
    Incitec Pivot, Ltd............................................... 464,128  1,104,364
    Independence Group NL............................................ 144,518    632,925
*   Intega Group, Ltd................................................  77,867     30,328
    IOOF Holdings, Ltd...............................................  69,754    354,721
*   iSelect, Ltd.....................................................  45,107     17,284
    IVE Group, Ltd...................................................  28,394     39,331
    Japara Healthcare, Ltd...........................................  61,133     47,129
    Jupiter Mines, Ltd............................................... 301,697     69,454
    Link Administration Holdings, Ltd................................ 108,144    417,025
*   Lucapa Diamond Co., Ltd..........................................  98,965      9,195
    MACA, Ltd........................................................  67,337     44,166
    Macmahon Holdings, Ltd........................................... 268,775     39,817
*   Mayne Pharma Group, Ltd.......................................... 404,418    143,222
    McPherson's, Ltd.................................................  19,400     30,853
*   Medusa Mining, Ltd...............................................  76,973     40,121
*   Mesoblast, Ltd...................................................  60,557     74,343
*   Metals X, Ltd.................................................... 140,780     16,439
    Metcash, Ltd..................................................... 239,115    464,818
    Michael Hill International, Ltd..................................  12,726      5,707
    Michael Hill International, Ltd..................................  35,939     16,710
    Mineral Resources, Ltd...........................................  41,852    411,653
*   MMA Offshore, Ltd................................................ 199,841     26,522
    Monash IVF Group, Ltd............................................  49,109     34,675
    Money3 Corp., Ltd................................................  40,091     59,256
    Mortgage Choice, Ltd.............................................  16,038     15,736
*   Myer Holdings, Ltd............................................... 241,875     90,642
    MyState, Ltd.....................................................  18,444     60,245
    Navigator Global Investments, Ltd................................  25,565     43,267
    New Hope Corp., Ltd..............................................  67,158     98,348
    Nine Entertainment Co. Holdings, Ltd............................. 366,679    465,255
    NRW Holdings, Ltd................................................  98,107    152,564
*   Nufarm, Ltd......................................................  69,779    284,755
    oOh!media, Ltd...................................................  26,949     51,217
*   Orocobre, Ltd....................................................  32,253     58,088
    Orora, Ltd....................................................... 225,011    479,602
    OZ Minerals, Ltd.................................................  92,577    645,948
    Pacific Current Group, Ltd.......................................  11,396     55,225
    Pacific Energy, Ltd..............................................  47,860     35,296
    Paragon Care, Ltd................................................  72,738     21,847
    Peet, Ltd........................................................  63,144     52,289
    Pendal Group, Ltd................................................   5,947     29,364
    Perenti Global, Ltd.............................................. 195,781    308,414

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
AUSTRALIA -- (Continued)
    Perpetual, Ltd...................................................  12,212 $   302,747
*   Perseus Mining, Ltd.............................................. 282,700     167,514
    Pioneer Credit, Ltd..............................................   6,528      11,070
    Premier Investments, Ltd.........................................  24,711     327,499
    QMS Media, Ltd...................................................  71,047      59,934
    Qube Holdings, Ltd............................................... 241,038     540,432
*   Quintis, Ltd.....................................................  48,109           0
    Ramelius Resources, Ltd..........................................  97,936      84,349
*   Red 5, Ltd....................................................... 100,000      19,046
    Reliance Worldwide Corp., Ltd....................................  94,820     275,914
*   Resolute Mining, Ltd............................................. 238,532     199,820
    Ridley Corp., Ltd................................................  58,051      43,546
    RXP Services, Ltd................................................  37,395      13,127
    Sandfire Resources NL............................................  46,323     185,010
    SeaLink Travel Group, Ltd........................................   5,781      20,426
    Select Harvests, Ltd.............................................  25,902     128,631
*   Senex Energy, Ltd................................................ 349,156      86,405
    Servcorp, Ltd....................................................   9,721      29,541
*   Seven West Media, Ltd............................................ 174,143      47,822
    SG Fleet Group, Ltd..............................................   7,980      13,291
    Sigma Healthcare, Ltd............................................ 198,428      79,504
*   Silver Lake Resources, Ltd....................................... 219,062     175,364
    Sims Metal Management, Ltd.......................................  38,162     245,609
    Southern Cross Electrical Engineering, Ltd.......................  14,718       5,585
    Southern Cross Media Group, Ltd.................................. 207,514     117,208
    SpeedCast International, Ltd.....................................  40,831      28,014
    SRG Global, Ltd..................................................  67,640      18,604
    St Barbara, Ltd..................................................  95,681     184,588
    Star Entertainment Grp, Ltd. (The)............................... 237,983     771,657
    Steadfast Group, Ltd............................................. 141,586     350,630
*   Sundance Energy Australia, Ltd................................... 142,236      12,713
    Sunland Group, Ltd...............................................  37,093      41,099
    Super Retail Group, Ltd..........................................  38,739     254,497
*   Superloop, Ltd...................................................  50,962      38,428
    Superloop, Ltd...................................................   4,290       2,425
    Tassal Group, Ltd................................................  56,527     161,400
*   Thorn Group, Ltd.................................................  69,260      12,883
    TPG Telecom, Ltd.................................................  58,659     264,386
    Village Roadshow, Ltd............................................  23,962      52,879
*   Virgin Australia Holdings, Ltd................................... 220,246      22,757
    Virtus Health, Ltd...............................................  19,783      56,016
    Vita Group, Ltd..................................................  27,683      23,196
*   Vocus Group, Ltd................................................. 179,980     412,633
    Webjet, Ltd......................................................  10,712      83,499
    Webster, Ltd.....................................................  12,558      16,798
    Western Areas, Ltd...............................................  76,028     167,576
*   Westgold Resources, Ltd..........................................  68,079     110,670
    Whitehaven Coal, Ltd............................................. 205,118     466,518
    Worley, Ltd......................................................  92,765     870,713
    WPP AUNZ, Ltd....................................................  65,277      24,036
                                                                              -----------
TOTAL AUSTRALIA......................................................          29,419,839
                                                                              -----------
AUSTRIA -- (0.6%)....................................................
    Agrana Beteiligungs AG...........................................   3,056      58,973
    Austria Technologie & Systemtechnik AG...........................   7,093     131,992
    EVN AG...........................................................  10,956     200,534
    POLYTEC Holding AG...............................................   3,462      31,517
    Porr AG..........................................................   1,672      39,597
    Raiffeisen Bank International AG.................................  43,878   1,081,122

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRIA -- (Continued)
*   Semperit AG Holding..............................................   1,049 $   14,278
    Strabag SE.......................................................   3,802    126,259
    UBM Development AG...............................................     988     49,187
    UNIQA Insurance Group AG.........................................  34,746    334,144
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............  11,578    314,070
    Voestalpine AG...................................................  14,603    366,428
    Wienerberger AG..................................................  21,092    571,289
*   Zumtobel Group AG................................................   5,473     43,498
                                                                              ----------
TOTAL AUSTRIA........................................................          3,362,888
                                                                              ----------
BELGIUM -- (1.2%)
    Ackermans & van Haaren NV........................................   4,768    730,915
    Ageas............................................................  24,339  1,403,647
*   AGFA-Gevaert NV..................................................  31,893    145,530
    Atenor...........................................................     713     59,522
    Banque Nationale de Belgique.....................................      33     82,458
    Bekaert SA.......................................................   7,742    216,061
    bpost SA.........................................................  14,272    163,104
    Cie d'Entreprises CFE............................................   1,496    144,208
    Deceuninck NV....................................................  15,841     32,998
    D'ieteren SA.....................................................   5,127    323,813
    Euronav NV.......................................................  42,244    476,407
    EVS Broadcast Equipment SA.......................................   1,337     32,844
*   Exmar NV.........................................................   8,225     51,392
    Gimv NV..........................................................   1,911    114,758
    Immobel SA.......................................................   1,012     76,741
    Jensen-Group NV..................................................     937     35,728
    Ontex Group NV...................................................  16,190    293,696
    Orange Belgium SA................................................   5,327    117,294
    Picanol..........................................................     480     37,303
    Proximus SADP....................................................  21,727    667,687
    Recticel SA......................................................  10,448     91,427
    Resilux..........................................................     100     14,995
    Sioen Industries NV..............................................   2,120     52,509
    Sipef NV.........................................................   1,474     74,783
    Solvay SA........................................................   5,781    628,545
    TER Beke SA......................................................     132     15,705
*   Tessenderlo Group SA.............................................   5,297    175,246
    Van de Velde NV..................................................   1,002     27,053
*   Viohalco SA......................................................   1,948      7,917
                                                                              ----------
TOTAL BELGIUM........................................................          6,294,286
                                                                              ----------
BRAZIL -- (1.8%)
    Alliar Medicos A Frente SA.......................................   8,300     37,459
    Anima Holding SA.................................................   6,600     35,218
*   Banco Pan SA.....................................................   3,832      8,657
    BK Brasil Operacao e Assessoria a Restaurantes SA................   4,643     21,649
*   Brasil Brokers Participacoes SA..................................   6,900      7,897
    BrasilAgro--Co. Brasileira de Propriedades Agricolas.............   8,900     37,615
    Camil Alimentos S.A..............................................  16,100     25,974
    CCR SA........................................................... 200,725    822,820
    Cia de Locacao das Americas......................................  41,460    178,431
    Cia Siderurgica Nacional SA...................................... 149,600    440,165
    Cielo SA.........................................................  12,400     23,375
    Cogna Educacao................................................... 345,807    833,800
    Construtora Tenda SA.............................................  33,442    196,875
    Cosan SA.........................................................  23,894    344,305
    CSU Cardsystem SA................................................  11,000     17,938

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
BRAZIL -- (Continued)
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.......... 73,400 $  492,872
    Direcional Engenharia SA......................................... 32,100     95,648
    Duratex SA....................................................... 93,795    307,310
    Embraer SA....................................................... 87,289    381,542
    Embraer SA, Sponsored ADR........................................ 17,660    306,754
*   Even Construtora e Incorporadora SA.............................. 50,800    154,408
    Ez Tec Empreendimentos e Participacoes SA........................ 15,235    156,510
    Fras-Le SA.......................................................  7,200      8,276
*   Gafisa SA........................................................ 11,207     15,201
    Gerdau SA........................................................  8,500     23,632
    Grendene SA...................................................... 73,400    182,470
    Guararapes Confeccoes SA......................................... 14,400     71,596
*   Helbor Empreendimentos SA........................................ 38,502     31,393
    Hypera SA........................................................ 21,112    180,667
    Iguatemi Empresa de Shopping Centers SA..........................  5,272     62,967
    Industrias Romi SA...............................................  4,100     14,241
    International Meal Co. Alimentacao SA, Class A................... 38,953     71,680
    Iochpe-Maxion SA................................................. 29,526    128,396
    JHSF Participacoes SA............................................ 34,300     38,486
    Kepler Weber SA..................................................  7,900     41,957
    Klabin SA........................................................ 45,100    177,903
    M Dias Branco SA.................................................  7,000     65,890
    Mahle-Metal Leve SA..............................................  9,500     58,154
    Marcopolo SA..................................................... 31,900     27,044
*   Marisa Lojas SA..................................................  7,100     18,960
*   Mills Estruturas e Servicos de Engenharia SA..................... 27,900     50,645
    Movida Participacoes SA.......................................... 30,276    113,615
    MRV Engenharia e Participacoes SA................................ 80,100    351,318
    Multiplan Empreendimentos Imobiliarios SA........................ 24,634    179,419
*   Paranapanema SA..................................................  3,147     21,579
    Petrobras Distribuidora S.A...................................... 14,300    100,836
    Porto Seguro SA.................................................. 26,484    379,050
    Portobello SA.................................................... 25,600     25,405
    Qualicorp Consultoria e Corretora de Seguros SA.................. 42,100    334,868
    Restoque Comercio e Confeccoes de Roupas SA......................  3,837     19,595
    Santos Brasil Participacoes SA................................... 37,900     64,639
    Sao Carlos Empreendimentos e Participacoes SA....................  2,600     26,859
    Sao Martinho SA.................................................. 36,952    161,795
    Ser Educacional SA............................................... 19,293    114,637
    SLC Agricola SA.................................................. 31,800    143,598
    Sul America SA................................................... 68,386    823,428
    T4F Entretenimento SA............................................  9,300     13,334
    Tupy SA.......................................................... 18,296     87,272
    Ultrapar Participacoes SA........................................  4,200     19,762
    Unipar Carbocloro SA.............................................  2,916     21,885
    Usinas Siderurgicas de Minas Gerais SA........................... 24,000     52,901
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento
      e Identificacao S.A............................................ 18,559     61,455
*   Vulcabras Azaleia SA............................................. 17,600     34,625
    YDUQS Part....................................................... 38,600    377,771
                                                                             ----------
TOTAL BRAZIL.........................................................         9,726,426
                                                                             ----------
CANADA -- (7.1%)
*   5N Plus, Inc.....................................................  8,500     14,198
    Acadian Timber Corp..............................................  3,300     40,965
*   Advantage Oil & Gas, Ltd......................................... 43,500     62,752
    Aecon Group, Inc................................................. 19,709    272,344
    AGF Management, Ltd., Class B.................................... 22,400     98,811
*   Aimia, Inc....................................................... 19,019     52,706

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
CANADA -- (Continued)
    AirBoss of America Corp..........................................   3,100 $ 18,547
    AKITA Drilling, Ltd., Class A....................................   4,455    3,890
*   Alacer Gold Corp................................................. 107,323  531,278
    Alamos Gold, Inc., Class A....................................... 116,695  635,262
    Alamos Gold, Inc., Class A.......................................   1,380    7,507
    Alaris Royalty Corp..............................................  11,300  167,986
    Algoma Central Corp..............................................   2,700   26,957
    AltaGas, Ltd.....................................................  65,573  953,898
*   Americas Gold & Silver Corp......................................   8,600   26,902
*   Amerigo Resources, Ltd...........................................  45,000   25,283
    ARC Resources, Ltd............................................... 101,495  429,992
*   Argonaut Gold, Inc...............................................  60,607   98,933
*   Asanko Gold, Inc.................................................  46,170   41,364
*   Athabasca Oil Corp............................................... 106,602   32,779
    AutoCanada, Inc..................................................   6,478   40,773
*   B2Gold Corp...................................................... 190,000  667,907
    Barrick Gold Corp................................................   8,383  141,231
*   Baytex Energy Corp............................................... 170,537  190,334
    Birchcliff Energy, Ltd...........................................  79,334  121,070
*   Black Diamond Group, Ltd.........................................   9,300   12,074
    Bonavista Energy Corp............................................  96,043   35,731
    Bonterra Energy Corp.............................................   6,394   15,729
    Caledonia Mining Corp. P.L.C.....................................   1,100    9,270
#*  Calfrac Well Services, Ltd.......................................  22,700   19,303
    Cameco Corp......................................................  71,365  637,197
    Cameco Corp......................................................  24,071  214,954
    Canaccord Genuity Group, Inc.....................................  13,712   55,802
    Canadian Western Bank............................................  27,024  684,269
*   Canfor Corp......................................................  13,400  161,968
    Canfor Pulp Products, Inc........................................   8,800   57,860
    CanWel Building Materials Group, Ltd.............................  15,457   53,162
*   Capstone Mining Corp............................................. 118,700   45,061
    Cardinal Energy, Ltd.............................................  28,829   42,025
    Cascades, Inc....................................................  27,037  255,980
*   Celestica, Inc...................................................  15,058  108,719
*   Celestica, Inc...................................................  14,941  108,220
*   Centerra Gold, Inc...............................................  73,446  626,223
    Cervus Equipment Corp............................................   2,400   15,033
    CES Energy Solutions Corp........................................  77,075  102,993
    Chesswood Group, Ltd.............................................   2,600   21,616
*   China Gold International Resources Corp., Ltd....................  61,049   48,669
    Cogeco, Inc......................................................   1,500  116,085
*   Copper Mountain Mining Corp......................................  45,910   23,354
    Corus Entertainment, Inc., Class B...............................  39,579  152,054
    Cott Corp........................................................  36,100  463,755
    Crescent Point Energy Corp....................................... 108,306  395,529
*   Delphi Energy Corp...............................................  52,500    2,392
*   Detour Gold Corp.................................................  56,000  929,861
#*  DHX Media, Ltd...................................................  30,600   44,142
    Dorel Industries, Inc., Class B..................................   8,800   33,340
    DREAM Unlimited Corp., Class A...................................  21,400  163,941
*   Dundee Precious Metals, Inc......................................  51,500  179,474
    Dynacor Gold Mines, Inc..........................................   5,700    7,054
    Echelon Financial Holdings, Inc..................................   2,200    9,855
    ECN Capital Corp.................................................  95,597  315,729
    E-L Financial Corp., Ltd.........................................     300  167,643
*   Eldorado Gold Corp...............................................  56,842  478,614
    Element Fleet Management Corp.................................... 116,683  992,217
    Encana Corp...................................................... 172,452  677,736

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Enerflex, Ltd....................................................  26,929 $  210,999
    Enerplus Corp....................................................  62,163    375,215
    Ensign Energy Services, Inc......................................  38,662     78,668
    Equitable Group, Inc.............................................   2,653    228,258
#   Exchange Income Corp.............................................   1,500     44,427
    Exco Technologies, Ltd...........................................  10,100     58,586
*   EXFO, Inc........................................................   7,100     28,948
    Finning International, Inc.......................................   1,477     25,153
    First Quantum Minerals, Ltd...................................... 124,350  1,050,805
*   Fortuna Silver Mines, Inc........................................  40,777    130,031
    Frontera Energy Corp.............................................   8,265     66,266
*   GDI Integrated Facility Services, Inc............................   2,700     59,900
*   Gear Energy, Ltd.................................................  28,000      8,291
    Genworth MI Canada, Inc..........................................  14,971    604,705
    GMP Capital, Inc.................................................  22,300     38,434
    GoldMoney, Inc...................................................   8,400     13,202
*   Gran Tierra Energy, Inc.......................................... 122,760    130,487
*   Guyana Goldfields, Inc...........................................  34,600     13,923
*   Heroux-Devtek, Inc...............................................   7,600     96,709
    High Arctic Energy Services, Inc.................................  10,100     17,331
    High Liner Foods, Inc............................................   6,800     48,015
*   Home Capital Group, Inc..........................................  27,833    572,889
    Horizon North Logistics, Inc.....................................  55,600     40,948
    Hudbay Minerals, Inc.............................................  73,353    266,212
    IA Financial Crop., Inc..........................................  12,581    605,886
*   IAMGOLD Corp..................................................... 157,772    592,948
*   Indigo Books & Music, Inc........................................   4,200     12,883
*   Interfor Corp....................................................  15,644    186,479
*   Intertain Group, Ltd. (The)......................................   3,800     37,478
*   Kelt Exploration, Ltd............................................  39,890     87,224
*   Kinross Gold Corp................................................ 413,553  2,009,520
    KP Tissue, Inc...................................................   3,200     20,846
    Laurentian Bank of Canada........................................  17,468    600,790
*   Leagold Mining Corp..............................................  11,400     22,504
    Leon's Furniture, Ltd............................................   8,700    104,035
*   Lightstream Resources, Ltd.......................................  32,000          0
    Linamar Corp.....................................................  15,526    506,295
    Lucara Diamond Corp..............................................  18,616     15,265
    Lundin Mining Corp............................................... 216,814  1,094,688
    Magellan Aerospace Corp..........................................   4,179     50,956
*   Major Drilling Group International, Inc..........................  27,700    117,353
    Martinrea International, Inc.....................................  32,137    262,054
    Mediagrif Interactive Technologies, Inc..........................   2,900     15,281
*   MEG Energy Corp..................................................  55,409    212,869
    Melcor Developments, Ltd.........................................   4,500     42,707
    Mountain Province Diamonds, Inc..................................  12,200     11,764
    Mullen Group, Ltd................................................  30,938    192,614
*   New Gold, Inc.................................................... 163,375    169,937
*   NuVista Energy, Ltd..............................................  38,400     55,103
#*  Obsidian Energy, Ltd.............................................  16,138      9,679
    OceanaGold Corp.................................................. 185,719    445,579
    Onex Corp........................................................  17,729  1,042,257
    Osisko Gold Royalties, Ltd.......................................  19,935    196,156
#*  Painted Pony Energy, Ltd.........................................  17,827      8,256
    Pan American Silver Corp.........................................  59,006  1,002,182
*   Paramount Resources, Ltd., Class A...............................  16,672     65,061
*   Parex Resources, Inc.............................................  30,636    415,194
    Park Lawn Corp...................................................   6,223    139,381
#*  Pengrowth Energy Corp............................................  99,442     15,100

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CANADA -- (Continued)
    Peyto Exploration & Development Corp.............................    64,397 $   128,589
*   PHX Energy Services Corp.........................................    11,400      20,859
    Pizza Pizza Royalty Corp.........................................     7,500      53,413
    Polaris Infrastructure, Inc......................................     6,400      64,141
*   Precision Drilling Corp..........................................    87,600      93,114
*   Premier Gold Mines, Ltd..........................................    52,283      89,712
*   Pretium Resources, Inc...........................................    62,863     633,355
    Quarterhill, Inc.................................................    34,899      43,985
*   Real Matters, Inc................................................     3,700      31,070
    Reitmans Canada, Ltd., Class A...................................    10,700      15,923
    Rocky Mountain Dealerships, Inc..................................     5,900      29,027
    Rogers Sugar, Inc................................................    21,100      86,989
*   Roxgold, Inc.....................................................    94,700      69,743
    Russel Metals, Inc...............................................    19,698     323,340
*   Sandstorm Gold, Ltd..............................................    33,712     240,599
    Secure Energy Services, Inc......................................    53,710     172,903
*   SEMAFO, Inc......................................................    98,782     318,748
*   Seven Generations Energy, Ltd., Class A..........................    86,316     483,647
    ShawCor, Ltd.....................................................    19,761     198,945
*   Sierra Wireless, Inc.............................................    12,362     136,375
*   SSR Mining, Inc..................................................    12,516     185,105
*   Stars Group, Inc. (The)..........................................    14,913     324,507
    Stelco Holdings, Inc.............................................     1,900      14,786
*   Storm Resources, Ltd.............................................    23,000      20,955
    Stuart Olson, Inc................................................     4,700       9,528
    Superior Plus Corp...............................................    30,934     279,254
    Supremex, Inc....................................................     3,300       6,088
    Surge Energy, Inc................................................   100,296      73,103
*   Tamarack Valley Energy, Ltd......................................    61,000      78,734
*   Taseko Mines, Ltd................................................    51,903      20,492
*   Teranga Gold Corp................................................    31,550     127,676
    Tidewater Midstream and Infrastructure, Ltd......................    94,505      67,447
    Timbercreek Financial Corp.......................................    23,032     168,924
*   TMAC Resources, Inc..............................................     9,000      27,811
    TORC Oil & Gas, Ltd..............................................    41,245     105,218
*   Torex Gold Resources, Inc........................................    25,751     376,753
    Total Energy Services, Inc.......................................    13,332      56,887
    Tourmaline Oil Corp..............................................    83,893     719,756
    TransAlta Corp...................................................    87,410     516,324
    Transcontinental, Inc., Class A..................................    19,296     220,342
    TransGlobe Energy Corp...........................................    24,100      27,630
*   Trican Well Service, Ltd.........................................    83,475      54,505
*   Trisura Group, Ltd...............................................     1,400      33,536
*   Turquoise Hill Resources, Ltd....................................    83,100      34,070
    Uni-Select, Inc..................................................    12,250      99,053
    Vermilion Energy, Inc............................................    29,347     387,699
    VersaBank........................................................     3,835      19,130
    Wajax Corp.......................................................     6,900      80,153
    West Fraser Timber Co., Ltd......................................    15,631     722,745
    Western Forest Products, Inc.....................................   121,355     119,779
    Whitecap Resources, Inc..........................................   120,855     336,753
    Yamana Gold, Inc.................................................   321,295   1,173,357
*   Yangarra Resources, Ltd..........................................    16,000      12,391
                                                                                -----------
TOTAL CANADA.........................................................            37,497,996
                                                                                -----------
CHILE -- (0.2%)
    CAP SA...........................................................    15,899     116,691
    Cia Pesquera Camanchaca SA.......................................    88,923       6,379
*   Cia Sud Americana de Vapores SA.................................. 3,372,880     110,888

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                        SHARES   VALUE>>
                                                                      ---------- --------
CHILE -- (Continued)
*   Empresa Nacional de Telecomunicaciones SA........................     14,904 $116,579
    Empresas Hites SA................................................     12,280    4,795
*   Empresas La Polar SA.............................................    604,208   16,649
    Grupo Security SA................................................    236,229   68,477
    Itau CorpBanca................................................... 18,222,290  110,301
    Itau CorpBanca, ADR..............................................        900    8,172
*   Masisa SA........................................................    372,415   17,225
    Ripley Corp. SA..................................................    173,654  100,041
    Salfacorp SA.....................................................     78,027   65,794
    Sigdo Koppers SA.................................................     38,449   55,107
    Sociedad Matriz SAAM SA..........................................    862,403   71,080
    Socovesa SA......................................................     37,323   17,092
                                                                                 --------
TOTAL CHILE..........................................................             885,270
                                                                                 --------
CHINA -- (5.7%)
*   21Vianet Group, Inc., ADR........................................     12,329  104,550
    Agile Group Holdings, Ltd........................................    354,000  477,145
    AMVIG Holdings, Ltd..............................................     64,000   16,502
#   Angang Steel Co., Ltd., Class H..................................    330,200  110,460
    Anton Oilfield Services Group....................................    432,000   42,830
    APT Satellite Holdings, Ltd......................................     47,000   17,984
    Asia Cement China Holdings Corp..................................    100,500  121,876
    AVIC International Holding HK, Ltd...............................    846,000   18,310
#*  AVIC International Holdings, Ltd., Class H.......................     88,000   82,900
    AviChina Industry & Technology Co., Ltd., Class H................    342,000  161,544
    BAIC Motor Corp., Ltd., Class H..................................    398,000  246,882
    Bank of Chongqing Co., Ltd., Class H.............................    124,500   73,127
    Bank of Tianjin Co., Ltd., Class H...............................     63,000   30,286
    Bank of Zhengzhou Co., Ltd., Class H.............................     28,000    9,388
*   Baoye Group Co., Ltd., Class H...................................     46,000   30,101
    BBMG Corp., Class H..............................................    521,000  149,106
    Beijing Capital International Airport Co., Ltd., Class H.........    224,000  212,155
    Beijing Capital Land, Ltd., Class H..............................    276,000   92,744
*   Beijing Enterprises Clean Energy Group, Ltd......................  2,900,000   32,877
    Beijing Enterprises Holdings, Ltd................................    115,500  543,820
    Beijing North Star Co., Ltd., Class H............................    176,000   54,012
*   Beijing Properties Holdings, Ltd.................................    452,000   13,751
    Beijing Urban Construction Design & Development Group Co.,
      Ltd., Class H..................................................     83,000   23,882
#   Best Pacific International Holdings, Ltd.........................     46,000   15,534
    Binhai Investment Co., Ltd.......................................     52,000    7,754
*   Bitauto Holdings, Ltd., ADR......................................      6,420   97,135
    Brilliance China Automotive Holdings, Ltd........................    568,000  626,375
*   Brilliant Circle Holdings International, Ltd.....................     80,000    7,257
    BYD Electronic International Co., Ltd............................    138,500  237,828
    Cabbeen Fashion, Ltd.............................................     48,000    9,798
*   Capital Environment Holdings, Ltd................................  1,066,000   23,781
*   CAR, Inc.........................................................    162,000  132,214
    Carrianna Group Holdings Co., Ltd................................    118,000   12,031
    Central China Real Estate, Ltd...................................    207,000   94,837
*   CGN Meiya Power Holdings Co., Ltd................................    292,000   43,842
    Chaowei Power Holdings, Ltd......................................    164,000   59,342
    Cheetah Mobile, Inc., ADR........................................     10,429   40,360
#*  Chiho Environmental Group, Ltd...................................     94,000    5,929
    China Aerospace International Holdings, Ltd......................    212,000   11,750
    China Agri-Industries Holdings, Ltd..............................    513,000  169,011
*   China Beidahuang Industry Group Holdings, Ltd....................    344,000    4,657
    China Cinda Asset Management Co., Ltd., Class H..................  1,968,000  408,255
    China Coal Energy Co., Ltd., Class H.............................    460,000  183,439

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
CHINA -- (Continued)
    China Communications Services Corp., Ltd., Class H...............   162,000 $100,039
    China Development Bank Financial Leasing Co., Ltd., Class H......   108,000   19,482
*   China Dili Group.................................................    34,800   10,643
#*  China Dynamics Holdings, Ltd.....................................   520,000    6,561
*   China Eastern Airlines Corp., Ltd., Class H......................   164,000   81,794
    China Electronics Huada Technology Co., Ltd......................   240,000   19,574
    China Electronics Optics Valley Union Holding Co., Ltd...........   656,000   39,310
    China Energy Engineering Corp., Ltd., Class H.................... 1,348,000  135,981
    China Everbright Greentech Ltd...................................    97,000   54,101
    China Everbright Water, Ltd......................................    62,444   13,721
    China Fiber Optic Network System Group, Ltd......................   344,000    2,305
    China Financial Services Holdings, Ltd...........................   244,000   14,006
    China Flavors & Fragrances Co., Ltd..............................    52,000   11,472
    China Foods, Ltd.................................................    30,000   12,330
    China Glass Holdings, Ltd........................................    94,000    5,152
    China Hanking Holdings, Ltd......................................   103,000   21,025
    China Harmony New Energy Auto Holding, Ltd.......................   209,500   72,093
#   China High Speed Transmission Equipment Group Co., Ltd...........    78,000   45,990
    China Hongqiao Group, Ltd........................................   250,000  138,847
*   China Huiyuan Juice Group, Ltd...................................   110,500   26,370
*   China Index Holdings, Ltd., ADR..................................     8,311   27,261
    China International Marine Containers Group Co., Ltd., Class H...   129,480  113,893
    China Jinmao Holdings Group, Ltd.................................   394,000  261,939
    China Lesso Group Holdings, Ltd..................................   358,000  369,676
    China Medical System Holdings, Ltd...............................   208,000  282,074
    China Merchants Land, Ltd........................................   330,000   46,646
    China Merchants Port Holdings Co., Ltd...........................   104,000  162,607
*   China Modern Dairy Holdings, Ltd.................................   341,000   48,610
    China National Building Material Co., Ltd., Class H..............   962,200  810,965
    China Oil & Gas Group, Ltd....................................... 1,360,000   58,896
    China Oriental Group Co., Ltd....................................   232,000   80,967
    China Overseas Grand Oceans Group, Ltd...........................   394,500  204,094
*   China Pioneer Pharma Holdings, Ltd...............................    35,000    2,766
*   China Properties Group, Ltd......................................   101,000   11,584
    China Reinsurance Group Corp., Class H...........................   789,000  128,719
    China Resources Cement Holdings, Ltd.............................   464,000  508,122
#   China Resources Medical Holdings Co., Ltd........................   181,000  103,845
#   China Sanjiang Fine Chemicals Co., Ltd...........................   169,000   34,848
    China SCE Group Holdings, Ltd....................................   409,000  187,409
#*  China Shengmu Organic Milk, Ltd..................................   623,000   23,014
*   China Silver Group, Ltd..........................................   182,000   20,561
    China South City Holdings, Ltd...................................   732,000   84,845
    China Southern Airlines Co., Ltd., Class H.......................   202,000  124,319
    China State Construction International Holdings, Ltd.............   464,000  427,322
    China Taiping Insurance Holdings Co., Ltd........................   194,400  437,031
*   China Tianrui Group Cement Co., Ltd..............................    32,000   27,530
    China Traditional Chinese Medicine Holdings Co., Ltd.............   444,000  198,258
    China Travel International Investment Hong Kong, Ltd.............   538,000   84,932
    China Vast Industrial Urban Development Co., Ltd.................    68,000   26,371
#*  China Water Industry Group, Ltd..................................    72,000    4,445
    China XLX Fertiliser, Ltd........................................   112,000   28,581
*   China Yurun Food Group, Ltd......................................    98,000   11,008
#   China ZhengTong Auto Services Holdings, Ltd......................   255,500   76,390
    China Zhongwang Holdings, Ltd....................................   432,000  179,350
#   Chinasoft International, Ltd.....................................   400,000  171,915
    Chongqing Rural Commercial Bank Co., Ltd., Class H...............   560,000  298,898
    Chu Kong Shipping Enterprise Group Co., Ltd......................    78,000   13,014
    CIFI Holdings Group Co., Ltd.....................................   436,779  291,321
    CIMC Enric Holdings, Ltd.........................................    36,000   19,486

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
CHINA -- (Continued)
*   CIMC-TianDa Holdings Co., Ltd....................................   380,000 $ 11,353
    CITIC Resources Holdings, Ltd....................................   702,000   45,600
*   Citychamp Watch & Jewellery Group, Ltd...........................   196,000   42,509
#   Clear Media, Ltd.................................................    36,000   16,525
#   Colour Life Services Group Co., Ltd..............................    83,000   46,966
    Comba Telecom Systems Holdings, Ltd..............................   280,193   64,407
    Concord New Energy Group, Ltd.................................... 1,350,000   67,902
    COSCO SHIPPING Development Co., Ltd., Class H....................   845,000   94,664
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........   348,000  149,703
#   Cosmo Lady China Holdings Co., Ltd...............................   148,000   21,833
    CP Pokphand Co., Ltd............................................. 1,350,000  111,643
#   CPMC Holdings, Ltd...............................................   100,000   40,007
#*  CT Environmental Group, Ltd......................................   532,000   17,312
    Da Ming International Holdings, Ltd..............................    72,000   15,684
    Dah Chong Hong Holdings, Ltd.....................................   231,486  105,622
    Dalian Port PDA Co., Ltd., Class H...............................   164,000   20,714
    Dawnrays Pharmaceutical Holdings, Ltd............................   184,000   32,617
*   Differ Group Holding Co., Ltd....................................   190,000   11,510
    Dongyue Group, Ltd...............................................   252,000  118,036
    EVA Precision Industrial Holdings, Ltd...........................   164,000   13,173
*   Fang Holdings, Ltd., ADR.........................................     8,311   16,705
    Fantasia Holdings Group Co., Ltd.................................   432,000   65,393
    Far East Horizon, Ltd............................................   510,000  482,839
    Fosun International, Ltd.........................................   100,000  130,758
    Fufeng Group, Ltd................................................   302,000  139,187
#*  Fullshare Holdings, Ltd.......................................... 1,382,500   34,859
#   Future Land Development Holdings, Ltd............................   290,000  305,607
*   GCL New Energy Holdings, Ltd..................................... 1,924,000   62,380
#*  GCL-Poly Energy Holdings, Ltd.................................... 2,299,000   92,032
    Gemdale Properties & Investment Corp., Ltd.......................   938,000  108,607
    Genertec Universal Medical Group Co., Ltd........................   221,500  151,320
*   Glorious Property Holdings, Ltd..................................    64,000    2,569
#   Glory Sun Financial Group, Ltd................................... 1,344,000   48,825
*   Golden Meditech Holdings, Ltd....................................   136,000   14,053
    Golden Wheel Tiandi Holdings Co., Ltd............................   110,000    7,447
    Goldlion Holdings, Ltd...........................................    60,000   18,601
#*  GOME Retail Holdings, Ltd........................................ 1,306,000  118,057
    Great Wall Motor Co., Ltd., Class H..............................   595,500  482,505
    Greenland Hong Kong Holdings, Ltd................................   219,000   75,495
    Greentown China Holdings, Ltd....................................   201,500  185,903
    Guangshen Railway Co., Ltd., Class H.............................   366,000  117,050
    Guangzhou R&F Properties Co., Ltd., Class H......................   218,400  338,401
    Guolian Securities Co., Ltd., Class H............................    62,000   17,773
#   Guorui Properties, Ltd...........................................   215,000   41,344
*   Haichang Ocean Park Holdings, Ltd................................   264,000   28,963
*   Harbin Bank Co., Ltd., Class H...................................   258,000   49,008
#*  Harbin Electric Co., Ltd., Class H...............................   166,000   42,312
*   Harmonicare Medical Holdings, Ltd................................   118,000   23,040
#*  HC Group, Inc....................................................   104,500   37,747
    Hilong Holding, Ltd..............................................   231,000   25,004
    Hisense Home Appliances Group Co., Ltd., Class H.................    26,000   24,024
    HKC Holdings, Ltd................................................    41,000   32,906
*   Honghua Group, Ltd...............................................   573,000   35,353
    Honworld Group, Ltd..............................................    49,000   25,354
    Hopson Development Holdings, Ltd.................................   168,000  161,946
*   Hua Han Health Industry Holdings, Ltd............................   764,000   51,675
    Hua Hong Semiconductor, Ltd......................................    86,000  172,933
    Huaneng Renewables Corp., Ltd., Class H.......................... 1,274,000  486,382
    Huishang Bank Corp., Ltd., Class H...............................   173,800   67,517

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
CHINA -- (Continued)
    Inner Mongolia Yitai Coal Co., Ltd., Class H.....................    28,300 $ 18,649
    Jiangxi Copper Co., Ltd., Class H................................   273,000  319,609
    Jiayuan International Group, Ltd.................................   210,000   84,019
#   Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H..........    29,399   11,476
#   Jingrui Holdings, Ltd............................................   113,000   39,583
*   JinkoSolar Holding Co., Ltd., ADR................................     7,188  103,795
    Joy City Property, Ltd...........................................   934,000  102,325
    Ju Teng International Holdings, Ltd..............................   206,000   48,078
    Jutal Offshore Oil Services, Ltd.................................    50,000    4,323
    Kaisa Group Holdings, Ltd........................................   927,000  405,386
#*  Kangda International Environmental Co., Ltd......................    94,000    9,106
    Kingboard Holdings, Ltd..........................................   164,000  437,044
    Kingboard Laminates Holdings, Ltd................................   208,000  190,421
*   Kingsoft Corp., Ltd..............................................    91,000  209,431
    Kunlun Energy Co., Ltd...........................................   538,000  500,736
    KWG Group Holdings, Ltd..........................................   327,500  329,786
    Lai Fung Holdings, Ltd...........................................    20,400   23,747
    Lee & Man Chemical Co., Ltd......................................    50,000   23,351
    Lee & Man Paper Manufacturing, Ltd...............................   353,000  196,291
#   Lee's Pharmaceutical Holdings, Ltd...............................    16,500    8,815
    Legend Holdings Corp., Class H...................................    67,000  147,279
*   Lifestyle China Group, Ltd.......................................   194,000   57,142
    Livzon Pharmaceutical Group, Inc., Class H.......................    26,520   77,447
    Logan Property Holdings Co., Ltd.................................   272,000  414,251
    Lonking Holdings, Ltd............................................   461,000  127,782
#   Maanshan Iron & Steel Co., Ltd., Class H.........................   406,000  153,559
    Maoye International Holdings, Ltd................................   188,000   11,617
    Metallurgical Corp. of China, Ltd., Class H......................   229,000   48,479
    Minmetals Land, Ltd..............................................   340,000   48,044
#*  Minsheng Education Group Co., Ltd................................    54,000    8,795
    Minth Group, Ltd.................................................    54,000  191,008
#   Modern Land China Co., Ltd.......................................   247,600   34,094
#   Nan Hai Corp., Ltd............................................... 1,800,000   23,875
*   Nature Home Holding Co., Ltd.....................................    88,000   15,142
    NetDragon Websoft Holdings, Ltd..................................    20,500   46,913
*   New World Department Store China, Ltd............................   124,000   19,617
    Nexteer Automotive Group, Ltd....................................   113,000  105,318
    Nine Dragons Paper Holdings, Ltd.................................   381,000  330,504
    NVC Lighting Holdings, Ltd.......................................   124,000   17,731
    O-Net Technologies Group, Ltd....................................    85,000   48,089
    Overseas Chinese Town Asia Holdings, Ltd.........................    50,000   15,625
#*  Ozner Water International Holding, Ltd...........................   117,000   22,205
#*  Panda Green Energy Group, Ltd....................................   574,000   16,391
    Parkson Retail Group, Ltd........................................   316,500   25,419
    PAX Global Technology, Ltd.......................................   197,000   86,082
    Poly Property Group Co., Ltd.....................................   533,000  192,524
    Pou Sheng International Holdings, Ltd............................   359,000  135,532
    Powerlong Real Estate Holdings, Ltd..............................   329,000  218,053
    Prosperity International Holdings HK, Ltd........................   156,800    3,087
    Qinhuangdao Port Co., Ltd., Class H..............................   148,000   27,573
    Ronshine China Holdings, Ltd.....................................   110,500  123,355
    Sany Heavy Equipment International Holdings Co., Ltd.............   250,000  131,087
    Seaspan Corp.....................................................    12,133  131,522
#*  Semiconductor Manufacturing International Corp...................   399,000  506,829
    Shandong Chenming Paper Holdings, Ltd., Class H..................    93,000   38,736
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H................    28,600   13,340
    Shanghai Haohai Biological Technology Co., Ltd., Class H.........     8,100   46,736
    Shanghai Industrial Holdings, Ltd................................   130,000  241,991
    Shanghai Industrial Urban Development Group, Ltd.................   526,000   65,638

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
CHINA -- (Continued)
    Shanghai Jin Jiang Capital Co., Ltd., Class H....................   290,000 $ 43,225
    Shanghai La Chapelle Fashion Co., Ltd., Class H..................    19,200    3,642
    Shanghai Prime Machinery Co., Ltd., Class H......................   150,000   15,106
#*  Shanghai Zendai Property, Ltd.................................... 1,085,000    8,735
    Shengjing Bank Co., Ltd., Class H................................    76,500   51,525
    Shenzhen International Holdings, Ltd.............................    18,000   36,595
    Shenzhen Investment, Ltd.........................................   890,938  350,668
    Shimao Property Holdings, Ltd....................................   147,500  494,137
    Shougang Fushan Resources Group, Ltd.............................   646,000  133,301
    Shui On Land, Ltd................................................   943,500  189,873
*   Shunfeng International Clean Energy, Ltd.........................   400,000   10,033
    Sihuan Pharmaceutical Holdings Group, Ltd........................   888,000  116,346
*   SINA Corp........................................................     9,946  393,862
#   Sinofert Holdings, Ltd...........................................   518,000   52,800
    Sino-Ocean Group Holding, Ltd....................................   804,000  295,591
    Sinopec Engineering Group Co., Ltd., Class H.....................   312,500  178,518
    Sinopec Kantons Holdings, Ltd....................................   254,000  103,547
    Sinopec Shanghai Petrochemical Co., Ltd., Class H................   432,000  119,314
    Sinotrans, Ltd., Class H.........................................   449,000  132,017
    Sinotruk Hong Kong, Ltd..........................................   181,000  273,503
    Skyworth Group, Ltd..............................................   422,000  109,050
#*  SMI Holdings Group, Ltd..........................................   265,600   16,948
    SOHO China, Ltd..................................................   533,500  182,052
    Springland International Holdings, Ltd...........................   261,000   46,964
*   SRE Group, Ltd................................................... 1,708,000   13,475
#   Sun King Power Electronics Group.................................   146,000   20,310
#*  Sunshine 100 China Holdings, Ltd.................................   231,000   41,236
*   Tarena International, Inc., ADR..................................     5,537    4,297
    TCL Electronics Holdings, Ltd....................................   144,000   68,248
*   Tenwow International Holdings, Ltd...............................   120,000    1,092
#   Texhong Textile Group, Ltd.......................................    61,000   61,628
#   Tian An China Investment Co., Ltd................................   133,000   64,374
*   Tian Ge Interactive Holdings, Ltd................................   100,000   26,776
#   Tian Shan Development Holding, Ltd...............................    62,000   15,266
    Tiangong International Co., Ltd..................................   156,000   55,705
    Tianjin Capital Environmental Protection Group Co., Ltd., Class H    54,000   19,469
    Tianjin Port Development Holdings, Ltd...........................   478,000   43,829
#   Tianneng Power International, Ltd................................   142,000   92,757
*   Tibet Water Resources, Ltd.......................................   488,000   80,054
    Tomson Group, Ltd................................................   180,160   43,032
    Tongda Group Holdings, Ltd.......................................   890,000   72,435
    Tonly Electronics Holdings, Ltd..................................    15,000   11,241
#   Top Spring International Holdings, Ltd...........................    79,000   16,199
*   Tou Rong Chang Fu Group, Ltd..................................... 1,212,000   13,688
    TPV Technology, Ltd..............................................   240,000  117,403
    Trigiant Group, Ltd..............................................   120,000   20,930
*   Tuniu Corp., Sponsored ADR.......................................     4,010   12,030
    Wasion Holdings, Ltd.............................................   140,000   69,356
    West China Cement, Ltd...........................................   698,000  111,843
    Xiamen International Port Co., Ltd., Class H.....................   230,000   32,247
    Xingda International Holdings, Ltd...............................   263,086   73,320
    Xingfa Aluminium Holdings, Ltd...................................    46,000   47,534
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H...............   176,000   11,100
    Xinyuan Real Estate Co., Ltd., ADR...............................     9,848   36,044
    Xtep International Holdings, Ltd.................................    98,278   57,061
#   Yadea Group Holdings, Ltd........................................    54,000   11,705
    Yanzhou Coal Mining Co., Ltd., Class H...........................   422,000  428,149
    Yashili International Holdings, Ltd..............................   225,000   24,454
    Yeebo International Holdings, Ltd................................   102,000   15,855

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CHINA -- (Continued)
#   Yip's Chemical Holdings, Ltd.....................................    78,000 $    23,157
*   Yiren Digital, Ltd., ADR.........................................     3,071      19,869
#*  Youyuan International Holdings, Ltd..............................    79,000       2,621
    Yuexiu Property Co., Ltd......................................... 1,738,000     382,816
    Yuzhou Properties Co., Ltd.......................................    13,722       5,796
*   YY, Inc., ADR....................................................     7,715     438,521
    Zhongsheng Group Holdings, Ltd...................................    67,500     223,777
#   Zhou Hei Ya International Holdings Co., Ltd......................    71,000      35,711
    Zhuhai Holdings Investment Group, Ltd............................   104,000      12,983
    Zhuzhou CRRC Times Electric Co., Ltd., Class H...................    13,400      49,722
                                                                                -----------
TOTAL CHINA..........................................................            30,472,172
                                                                                -----------
COLOMBIA -- (0.1%)
    Almacenes Exito SA...............................................    32,425     171,718
*   Corp. Financiera Colombiana SA...................................     5,405      46,534
    Grupo Argos SA...................................................    38,703     209,546
    Grupo de Inversiones Suramericana SA.............................     8,148      82,444
    Mineros SA.......................................................    12,242      12,152
                                                                                -----------
TOTAL COLOMBIA.......................................................               522,394
                                                                                -----------
DENMARK -- (1.1%)
*   Agat Ejendomme A.S...............................................    21,717      11,597
    Alm Brand A.S....................................................    21,624     176,141
*   Bang & Olufsen A.S...............................................     9,001      52,356
    BankNordik P/F...................................................     1,321      21,504
    Brodrene Hartmann A.S............................................       569      22,679
    Columbus A.S.....................................................    16,530      22,022
    D/S Norden A.S...................................................     7,133     104,339
    DFDS A.S.........................................................    11,348     447,000
*   Drilling Co. of 1972 A.S.........................................       865      48,828
    FLSmidth & Co. A.S...............................................    13,033     467,147
    GronlandsBANKEN A.S..............................................       210      16,939
    H Lundbeck A.S...................................................     4,255     145,396
*   H+H International A.S., Class B..................................     7,071     109,956
*   Harboes Bryggeri A.S., Class B...................................       929       9,154
    ISS A.S..........................................................    25,463     666,652
*   Jyske Bank A.S...................................................    18,160     604,095
    Matas A.S........................................................    11,922      91,384
*   NKT A.S..........................................................     6,370     111,756
    NNIT A.S.........................................................     2,174      31,102
    North Media A.S..................................................     1,885      10,515
    Pandora A.S......................................................     3,630     178,618
    Parken Sport & Entertainment A.S.................................     2,080      31,395
    Per Aarsleff Holding A.S.........................................     7,522     234,755
    Ringkjoebing Landbobank A.S......................................     9,116     629,432
    Rockwool International A.S., Class A.............................       983     185,016
    Rockwool International A.S., Class B.............................       966     189,856
    RTX A.S..........................................................     2,583      59,976
    Scandinavian Tobacco Group A.S., Class A.........................    19,548     230,995
    Schouw & Co., A.S................................................     4,228     303,392
    Solar A.S., Class B..............................................     1,306      54,828
    Spar Nord Bank A.S...............................................    28,409     277,516
    Sydbank A.S......................................................    19,263     377,870
    Tivoli A.S.......................................................       256      26,209
*   TORM P.L.C.......................................................     6,338      60,491
*   Vestjysk Bank A.S................................................   146,955      81,350
                                                                                -----------
TOTAL DENMARK........................................................             6,092,261
                                                                                -----------

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FINLAND -- (1.7%)
*   Afarak Group Oyj.................................................   1,243 $      791
    Ahlstrom-Munksjo Oyj.............................................   1,768     26,520
    Aktia Bank Oyj...................................................  10,563    102,883
    Asiakastieto Group Oyj...........................................   4,121    133,741
    Aspo Oyj.........................................................   4,867     44,520
    Atria Oyj........................................................   4,682     44,384
    Bittium Oyj......................................................   5,009     33,872
    Cargotec Oyj, Class B............................................   7,354    257,998
    Cramo Oyj........................................................   3,055     32,412
    Digia Oyj........................................................   2,936     12,547
    Finnair Oyj......................................................  17,318    113,097
    Fiskars Oyj Abp..................................................  10,426    139,781
*   HKScan Oyj, Class A..............................................   8,775     17,433
    Huhtamaki Oyj....................................................  24,407  1,130,178
    Ilkka-Yhtyma Oyj.................................................   2,558     10,796
    Kemira Oyj.......................................................  31,129    505,681
    Kesko Oyj, Class A...............................................   3,475    214,109
    Kesko Oyj, Class B...............................................  12,588    838,714
    Konecranes Oyj...................................................  18,209    562,337
    Lassila & Tikanoja Oyj...........................................   3,903     62,981
    Metsa Board Oyj..................................................  34,502    228,635
    Metso Oyj........................................................  16,357    619,224
    Nokian Renkaat Oyj...............................................  25,164    719,165
    Olvi Oyj, Class A................................................   2,500    106,197
    Oriola Oyj, Class A..............................................   4,300      9,835
    Oriola Oyj, Class B..............................................  35,427     81,493
    Outokumpu Oyj....................................................  81,236    230,824
*   Outotec Oyj......................................................  21,691    139,803
    Pihlajalinna Oyj.................................................     824      9,799
    Raisio Oyj, Class V..............................................  39,174    136,678
    Rapala VMC Oyj...................................................   2,534      7,831
    Sanoma Oyj.......................................................  22,832    238,887
    Stora Enso Oyj, Class R.......................................... 103,034  1,338,589
    Teleste Oyj......................................................   3,463     22,491
    Tokmanni Group Corp..............................................   8,194    104,915
    Uponor Oyj.......................................................  15,446    202,050
    Wartsila Oyj Abp.................................................   4,171     44,059
    YIT Oyj..........................................................  44,137    265,095
                                                                              ----------
TOTAL FINLAND........................................................          8,790,345
                                                                              ----------
FRANCE -- (4.9%)
    AKWEL............................................................   2,241     44,502
    Albioma SA.......................................................   6,690    173,643
    Altran Technologies SA...........................................  45,759    727,521
*   Amplitude Surgical SAS...........................................   3,965      6,910
    Arkema SA........................................................  18,073  1,849,553
    Assystem SA......................................................   2,003     74,391
    Atos SE..........................................................  20,609  1,599,394
    Axway Software SA................................................   1,894     22,618
    Beneteau SA......................................................   6,327     59,091
    Bigben Interactive...............................................   4,235     64,492
    Boiron SA........................................................   1,113     39,530
    Bonduelle SCA....................................................   4,150    107,859
    Burelle SA.......................................................      63     57,092
#   Casino Guichard Perrachon SA.....................................  12,265    662,121
*   Cegedim SA.......................................................   1,691     52,330
*   CGG SA........................................................... 137,896    321,459
    Chargeurs SA.....................................................   4,608     78,280
    Cie des Alpes....................................................   2,401     71,892

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------   ----------
FRANCE -- (Continued)
    Cie Plastic Omnium SA............................................  9,314   $  254,426
*   Coface SA........................................................ 26,115      285,508
    Derichebourg SA.................................................. 28,861      104,047
    Eiffage SA....................................................... 14,549    1,562,652
    Elior Group SA................................................... 30,294      392,327
    Elis SA.......................................................... 49,743      951,012
    Eramet...........................................................  2,084      104,421
*   Esso SA Francaise................................................    936       22,879
    Etablissements Maurel et Prom SA................................. 14,368       42,250
    Europcar Mobility Group.......................................... 31,008      113,877
    Eutelsat Communications SA....................................... 46,088      874,285
    Exel Industries, Class A.........................................    396       17,274
    Faurecia SE...................................................... 14,836      692,369
    Fleury Michon SA.................................................    380       12,721
*   Fnac Darty S.A...................................................  4,331      250,700
    GL Events........................................................  2,053       53,857
    Groupe Crit......................................................    634       47,211
    Groupe Open......................................................  1,154       14,334
    Guerbet..........................................................  1,201       67,300
    Haulotte Group SA................................................  3,289       17,983
    HERIGE SADCS.....................................................    241        7,815
    HEXAOM...........................................................    794       29,858
    Iliad SA.........................................................  5,730      593,831
    Imerys SA........................................................  4,792      185,109
    Ingenico Group SA................................................  7,869      841,441
    IPSOS............................................................ 10,300      310,390
    Jacquet Metal Service SA.........................................  2,930       49,865
    Korian SA........................................................ 14,231      603,493
    Lagardere SCA.................................................... 21,381      477,770
*   Latecoere SACA................................................... 16,497       70,721
    Laurent-Perrier..................................................    630       62,492
    Le Belier........................................................    479       13,776
    Linedata Services................................................    828       23,830
    LISI.............................................................  5,553      195,188
    Maisons du Monde SA..............................................  9,804      135,672
    Manitou BF SA....................................................  2,169       44,322
    Manutan International............................................    765       53,026
    Mersen SA........................................................  4,973      161,904
    Nexans SA........................................................  7,808      317,724
    Nexity SA........................................................ 11,826      612,093
    NRJ Group........................................................  4,442       30,419
*   OL Groupe SA.....................................................  4,185       14,521
    PSB Industries SA................................................    290        6,568
    Publicis Groupe SA............................................... 17,635      758,984
    Quadient......................................................... 10,487      224,592
    Rexel SA......................................................... 88,383    1,095,729
    Rothschild & Co..................................................  7,481      210,397
    Samse SA.........................................................    101       19,610
    Savencia SA......................................................  1,399       92,897
    SCOR SE.......................................................... 39,667    1,673,119
    Seche Environnement SA...........................................  1,014       38,456
    SES SA........................................................... 31,459      609,830
    Societe BIC SA...................................................  4,093      284,273
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....    430       26,017
    Sopra Steria Group...............................................  3,026      415,382
    SPIE SA.......................................................... 30,964      653,509
    Stef SA..........................................................    974       94,628
    Sword Group......................................................    930       31,750
    Synergie SA......................................................  1,714       48,670

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FRANCE -- (Continued)
    Tarkett SA.......................................................   9,449 $   153,871
    Television Francaise 1...........................................  18,336     153,872
    Total Gabon......................................................     282      40,912
    Trigano SA.......................................................     202      18,218
    Union Financiere de France BQE SA................................   1,051      24,180
    Valeo SA.........................................................  53,015   1,974,315
*   Vallourec SA.....................................................  86,238     209,472
    Vetoquinol SA....................................................     891      58,064
    Vicat SA.........................................................   5,492     232,885
    VIEL & Cie SA....................................................   3,477      18,575
    Vilmorin & Cie SA................................................   1,543      84,385
    Vranken-Pommery Monopole SA......................................   1,043      25,251
                                                                              -----------
TOTAL FRANCE.........................................................          26,007,782
                                                                              -----------
GERMANY -- (5.1%)
    1&1 Drillisch AG.................................................  13,980     374,424
    7C Solarparken AG................................................   4,148      16,012
    Aareal Bank AG...................................................  16,248     545,473
*   ADVA Optical Networking SE.......................................  13,991      98,724
*   AIXTRON SE.......................................................   8,506      77,764
    Allgeier SE......................................................     576      15,200
    Aurubis AG.......................................................  10,111     497,123
*   Axel Springer SE.................................................   1,599     111,915
    Bauer AG.........................................................   2,540      40,441
    BayWa AG.........................................................   4,365     127,694
    Bertrandt AG.....................................................   1,590      79,415
    Bijou Brigitte AG................................................   1,280      65,124
    Bilfinger SE.....................................................   8,089     270,015
    Borussia Dortmund GmbH & Co. KGaA................................  10,069      95,230
*   CECONOMY AG......................................................   5,660      28,482
    CENTROTEC Sustainable AG.........................................     825      14,496
    Cewe Stiftung & Co. KGAA.........................................     292      28,084
    comdirect bank AG................................................   4,263      64,274
    Commerzbank AG................................................... 311,524   1,864,080
#   Corestate Capital Holding SA.....................................   2,886     107,623
    Covestro AG......................................................  36,003   1,728,933
    CropEnergies AG..................................................   6,697      52,234
    Deutsche Lufthansa AG............................................  42,755     740,653
    Deutsche Pfandbriefbank AG.......................................  41,103     561,727
    Deutz AG.........................................................  42,249     235,059
*   Dialog Semiconductor P.L.C.......................................  21,333     959,564
    DMG Mori AG......................................................   4,852     229,871
    Draegerwerk AG & Co. KGaA........................................     699      29,280
    Duerr AG.........................................................   4,592     135,480
    Elmos Semiconductor AG...........................................   3,728     104,488
    FORTEC Elektronik AG.............................................     585      13,038
    Fraport AG Frankfurt Airport Services Worldwide..................   6,941     580,147
    Freenet AG.......................................................  36,568     812,093
    GEA Group AG.....................................................  45,578   1,392,036
    Gerresheimer AG..................................................   4,622     372,742
    Gesco AG.........................................................   2,252      47,532
    GFT Technologies SE..............................................   4,908      43,174
    Grammer AG.......................................................     561      19,816
*   H&R GmbH & Co. KGaA..............................................   2,693      16,442
    Hapag-Lloyd AG...................................................   6,986     507,498
*   Heidelberger Druckmaschinen AG...................................  58,273      75,623
    Hella GmbH & Co KGaA.............................................   8,758     426,023
    Highlight Communications AG......................................   1,774       8,172
    HolidayCheck Group AG............................................  11,225      30,646

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
GERMANY -- (Continued)
    Hornbach Baumarkt AG.............................................   2,035 $    43,211
    Hornbach Holding AG & Co. KGaA...................................   2,631     158,986
    Indus Holding AG.................................................   5,567     212,163
    K+S AG...........................................................  59,745     848,378
    KION Group AG....................................................  19,993   1,330,289
    Kloeckner & Co. SE...............................................  21,008     121,100
    Koenig & Bauer AG................................................   2,894      95,637
    Krones AG........................................................   3,314     216,511
    KSB SE & Co. KGaA................................................      12       3,822
    KWS Saat SE & Co., KGaA..........................................   2,810     188,896
    Lanxess AG.......................................................  17,402   1,130,768
    Leifheit AG......................................................   2,166      51,576
*   Leoni AG.........................................................  10,209     120,932
*   LPKF Laser & Electronics AG......................................   1,663      25,790
*   Manz AG..........................................................     474      10,140
    Mediclin AG......................................................   5,270      32,553
    METRO AG.........................................................  56,322     919,704
    MLP SE...........................................................  20,468     104,544
*   Nordex SE........................................................  12,259     160,051
    Norma Group SE...................................................     887      32,562
    OSRAM Licht AG...................................................  28,719   1,285,596
    Patrizia AG......................................................  13,313     273,528
    PNE AG...........................................................  16,656      73,904
    QSC AG...........................................................  36,769      50,760
    Rheinmetall AG...................................................  12,040   1,452,103
    RHOEN-KLINIKUM AG................................................   7,081     145,849
    RIB Software SE..................................................  10,200     265,042
    RTL Group SA.....................................................   2,371     120,533
    SAF-Holland SA...................................................  14,002      98,858
    Salzgitter AG....................................................   9,223     167,241
*   Schaltbau Holding AG.............................................   1,244      42,209
    Schloss Wachenheim AG............................................     204       3,842
*   SGL Carbon SE....................................................   9,662      44,907
    Siltronic AG.....................................................   1,160     110,478
    Sixt Leasing SE..................................................   2,437      30,400
*   SMA Solar Technology AG..........................................   2,710      84,734
*   SMT Scharf AG....................................................     967       9,972
    Softing AG.......................................................   1,101       9,525
    Software AG......................................................  13,806     439,183
    Suedzucker AG....................................................  17,079     245,781
*   SUESS MicroTec SE................................................   4,556      50,348
    Surteco Group SE.................................................   1,940      42,564
    Syzygy AG........................................................   1,064       9,224
    Takkt AG.........................................................   9,644     114,703
*   Talanx AG........................................................   9,230     425,396
    Technotrans SE...................................................   1,533      29,031
*   Tele Columbus AG.................................................   5,946      13,995
    Telefonica Deutschland Holding AG................................ 157,089     498,886
    Traffic Systems SE...............................................   1,246      30,601
    Uniper SE........................................................     117       3,646
    United Internet AG...............................................  25,514     770,225
    VERBIO Vereinigte BioEnergie AG..................................   6,468      65,177
    Vossloh AG.......................................................   2,607     106,755
    Wacker Chemie AG.................................................   4,104     321,513
    Wacker Neuson SE.................................................   9,369     159,958
    Wuestenrot & Wuerttembergische AG................................   6,846     140,090
                                                                              -----------
TOTAL GERMANY........................................................          27,188,034
                                                                              -----------

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
GREECE -- (0.1%)
    AUTOHELLAS SA....................................................       704 $  5,430
    Bank of Greece...................................................     1,465   23,042
*   Ellaktor SA......................................................    29,101   59,738
*   GEK Terna Holding Real Estate Construction SA....................     2,052   15,556
*   Intracom Holdings SA.............................................    11,350   11,913
*   Marfin Investment Group Holdings SA..............................   113,313   13,503
    Mytilineos SA....................................................     4,126   45,218
*   National Bank of Greece SA.......................................     3,863   13,101
*   Piraeus Bank SA..................................................    47,585  165,968
                                                                                --------
TOTAL GREECE.........................................................            353,469
                                                                                --------
HONG KONG -- (1.7%)
    Aeon Credit Service Asia Co., Ltd................................     2,000    1,619
    Allied Properties HK, Ltd........................................   374,000   73,411
*   Applied Development Holdings, Ltd................................   475,000   12,043
    Asia Financial Holdings, Ltd.....................................    32,000   17,046
    Associated International Hotels, Ltd.............................    12,000   30,640
*   Automated Systems Holdings, Ltd..................................   110,400   13,518
    Bank of East Asia, Ltd. (The)....................................   119,600  288,104
    BOC Aviation, Ltd................................................    43,200  405,860
    BOCOM International Holdings Co., Ltd............................   134,000   21,685
    BOE Varitronix, Ltd..............................................   149,000   41,670
#   Bright Smart Securities & Commodities Group, Ltd.................   110,000   18,189
*   Brightoil Petroleum Holdings, Ltd................................   238,000   45,559
*   Burwill Holdings, Ltd............................................   664,000    6,016
#   Cathay Pacific Airways, Ltd......................................   147,000  187,800
    Century City International Holdings, Ltd.........................   360,000   26,144
    Cheuk Nang Holdings, Ltd.........................................    34,129   16,606
    Chevalier International Holdings, Ltd............................    20,000   28,332
*   China Energy Development Holdings, Ltd........................... 1,454,000   35,164
#*  China Shandong Hi-Speed Financial Group, Ltd.....................   816,000   24,253
*   China Tonghai International Financial, Ltd.......................   330,000   18,909
    Chong Hing Bank, Ltd.............................................    43,000   73,980
    Chow Sang Sang Holdings International, Ltd.......................    82,000   95,689
    Chuang's Consortium International, Ltd...........................   180,000   35,098
    CITIC Telecom International Holdings, Ltd........................   281,000  106,662
    CK Life Sciences Intl Holdings, Inc..............................   618,000   27,939
    CNQC International Holdings, Ltd.................................   115,000   17,321
    CNT Group, Ltd...................................................   150,000    7,455
    CSI Properties, Ltd.............................................. 1,310,000   46,741
*   CW Group Holdings, Ltd...........................................   183,500    1,014
    Dah Sing Banking Group, Ltd......................................    88,000  113,766
    Dah Sing Financial Holdings, Ltd.................................    39,200  145,866
    Eagle Nice International Holdings, Ltd...........................    44,000   17,384
    Emperor Capital Group, Ltd.......................................   360,000   10,176
    Emperor International Holdings, Ltd..............................   270,000   60,192
#*  Esprit Holdings, Ltd.............................................   499,100   95,418
    Far East Consortium International, Ltd...........................   278,882  117,969
#*  FIH Mobile, Ltd..................................................   833,000  118,624
    First Pacific Co., Ltd...........................................   576,000  220,356
*   First Shanghai Investments, Ltd..................................   208,000    9,919
    Fountain SET Holdings, Ltd.......................................   142,000   22,822
    Get Nice Financial Group, Ltd....................................   105,050   10,435
    Get Nice Holdings, Ltd........................................... 2,022,000   60,570
#   Global Brands Group Holding, Ltd.................................   121,200    8,343
#*  Goodbaby International Holdings, Ltd.............................   231,000   33,627
    Great Eagle Holdings, Ltd........................................     7,000   23,653
#   Guotai Junan International Holdings, Ltd.........................   650,000  109,139
#   Haitong International Securities Group, Ltd......................   568,657  164,882

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
HONG KONG -- (Continued)
    Hang Lung Group, Ltd.............................................   208,000 $520,964
    Hanison Construction Holdings, Ltd...............................   105,877   15,130
    Harbour Centre Development, Ltd..................................    17,000   27,495
    HKR International, Ltd...........................................   199,040   82,707
    Hon Kwok Land Investment Co., Ltd................................    54,000   22,589
#*  Hong Kong Finance Investment Holding Group, Ltd..................   274,000   29,361
    Hongkong & Shanghai Hotels, Ltd. (The)...........................   134,000  150,889
*   Hsin Chong Group Holdings, Ltd...................................   532,000   23,762
*   IPE Group, Ltd...................................................    75,000    7,407
*   IRC, Ltd......................................................... 1,186,000   17,619
    IT, Ltd..........................................................   102,000   27,287
    ITC Properties Group, Ltd........................................    80,062   14,999
#   Jacobson Pharma Corp., Ltd.......................................   180,000   27,060
    Johnson Electric Holdings, Ltd...................................    69,000  126,000
    Kader Holdings Co., Ltd..........................................   136,000   15,225
    Kerry Logistics Network, Ltd.....................................   131,500  209,814
    Kerry Properties, Ltd............................................   154,000  497,984
    Kingmaker Footwear Holdings, Ltd.................................    74,000   10,085
    Kowloon Development Co., Ltd.....................................    55,000   69,293
    Lai Sun Development Co., Ltd.....................................    58,800   70,386
    Lai Sun Garment International, Ltd...............................    60,200   64,561
*   Landing International Development, Ltd...........................   385,200   43,654
    Landsea Green Group Co., Ltd.....................................   264,000   28,612
    Li & Fung, Ltd................................................... 1,326,000  145,012
    Liu Chong Hing Investment, Ltd...................................    40,000   54,850
    Luk Fook Holdings International, Ltd.............................    77,000  204,521
    Luks Group Vietnam Holdings Co., Ltd.............................    30,000    6,567
    Lung Kee Bermuda Holdings........................................    32,000   10,606
#*  Macau Legend Development, Ltd....................................   523,000   57,336
    Melco International Development, Ltd.............................   114,000  302,139
*   Midland Holdings, Ltd............................................    95,517   14,833
    Ming Fai International Holdings, Ltd.............................   106,000   11,219
    Miramar Hotel & Investment.......................................    48,000   94,056
    Modern Dental Group, Ltd.........................................   151,000   33,282
    Mongolian Mining Corp............................................   202,300   18,790
    Nameson Holdings, Ltd............................................   134,000   10,397
#*  NewOcean Energy Holdings, Ltd....................................   242,000   39,192
    Pacific Andes International Holdings, Ltd........................   668,000    2,336
    Pacific Basin Shipping, Ltd...................................... 1,042,000  241,262
    Paliburg Holdings, Ltd...........................................    86,000   28,496
    PC Partner Group, Ltd............................................    28,000    8,861
    Pico Far East Holdings, Ltd......................................    74,000   25,239
    Polytec Asset Holdings, Ltd......................................   332,700   41,142
    Public Financial Holdings, Ltd...................................    76,000   29,463
    Regal Hotels International Holdings, Ltd.........................    68,000   38,517
*   Regent Pacific Group, Ltd........................................   530,000    9,157
    SAS Dragon Holdings, Ltd.........................................    64,000   20,152
    Shangri-La Asia, Ltd.............................................   304,000  312,029
    Shenwan Hongyuan HK, Ltd.........................................    65,000    9,590
    Singamas Container Holdings, Ltd.................................   432,000   48,497
    Sitoy Group Holdings, Ltd........................................    81,000   13,086
    SmarTone Telecommunications Holdings, Ltd........................    36,000   31,245
    Soundwill Holdings, Ltd..........................................    23,500   28,901
*   South China Holdings Co., Ltd....................................   190,000    4,178
    Stella International Holdings, Ltd...............................    95,500  159,987
    Sun Hung Kai & Co., Ltd..........................................   143,000   61,812
    Tao Heung Holdings, Ltd..........................................   133,000   21,697
    Television Broadcasts, Ltd.......................................    73,000  120,412
    Texwinca Holdings, Ltd...........................................   188,000   42,655

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
HONG KONG -- (Continued)
#   Town Health International Medical Group, Ltd..................... 764,000 $   67,080
    Transport International Holdings, Ltd............................  41,600    109,828
*   Trinity, Ltd..................................................... 490,000     14,977
    Tsui Wah Holdings, Ltd...........................................  58,000      3,510
#   United Laboratories International Holdings, Ltd. (The)........... 170,000     97,602
    Vedan International Holdings, Ltd................................  80,000      7,973
    Victory City International Holdings, Ltd......................... 122,200      5,602
#   VSTECS Holdings, Ltd............................................. 144,000     73,384
    Wai Kee Holdings, Ltd............................................  48,000     29,236
    Wharf Holdings, Ltd. (The)....................................... 225,000    510,582
    Win Hanverky Holdings, Ltd....................................... 162,000     11,361
    Wing On Co. International, Ltd...................................  20,000     57,876
    Wing Tai Properties, Ltd.........................................  72,000     44,961
    Yue Yuen Industrial Holdings, Ltd................................ 129,500    364,955
                                                                              ----------
TOTAL HONG KONG......................................................          8,870,932
                                                                              ----------
INDIA -- (2.5%)
    Aarti Drugs, Ltd.................................................   1,309      9,909
    ACC, Ltd.........................................................     653     14,473
    Adani Enterprises, Ltd...........................................  47,929    133,108
    Adani Gas, Ltd...................................................  47,929     99,191
*   Adani Transmissions, Ltd.........................................  30,718    119,384
*   Aditya Birla Capital, Ltd........................................  41,420     47,951
    Advanced Enzyme Technologies, Ltd................................   4,649     12,162
    Alembic, Ltd.....................................................  15,848     11,617
*   Allahabad Bank...................................................  70,815     26,386
    Allcargo Logistics, Ltd..........................................   6,482      9,485
    Ambuja Cements, Ltd..............................................   3,422      9,785
*   Andhra Bank......................................................  93,956     23,360
    Andhra Sugars, Ltd. (The)........................................   1,664      6,291
*   Anveshan Heavy Engineering, Ltd..................................     897      6,135
    Apar Industries, Ltd.............................................   1,626     12,193
    APL Apollo Tubes, Ltd............................................      43        882
    Apollo Tyres, Ltd................................................  59,452    159,173
*   Arvind Fashions, Ltd.............................................   4,845     30,917
    Arvind, Ltd......................................................  24,226     17,245
    Ashiana Housing, Ltd.............................................   3,606      4,863
    Ashok Leyland, Ltd............................................... 101,948    110,260
*   Ashoka Buildcon, Ltd.............................................   5,092      7,410
    Aurobindo Pharma, Ltd............................................   3,785     25,069
*   Bajaj Hindusthan Sugar, Ltd...................................... 136,477     12,029
    Balmer Lawrie & Co., Ltd.........................................   8,795     24,497
    Balrampur Chini Mills, Ltd.......................................  23,334     53,554
    Banco Products India, Ltd........................................   3,807      6,258
*   Bank of Baroda................................................... 117,168    160,433
*   Bank of Maharashtra..............................................  85,464     14,251
    Bannari Amman Sugars, Ltd........................................     400      6,589
    BEML, Ltd........................................................   1,599     23,193
    Bharat Electronics, Ltd..........................................  86,675    144,212
    Bharat Heavy Electricals, Ltd.................................... 142,826    113,928
    Birla Corp., Ltd.................................................   4,098     32,884
*   Birlasoft, Ltd...................................................  27,966     26,387
    Bliss Gvs Pharma, Ltd............................................   9,745     18,799
    Bodal Chemicals, Ltd.............................................   4,733      5,092
*   Borosil Glass Works, Ltd.........................................   2,927      7,260
    Brigade Enterprises, Ltd.........................................  11,602     33,730
    Cadila Healthcare, Ltd...........................................   3,517     12,466
    Can Fin Homes, Ltd...............................................   2,961     16,432
*   Canara Bank......................................................  16,080     45,889

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Ceat, Ltd........................................................   4,557 $ 65,183
    Century Textiles & Industries, Ltd...............................   3,284   19,557
*   CG Power and Industrial Solutions, Ltd...........................  19,678    4,017
    Chambal Fertilizers & Chemicals, Ltd.............................  29,997   72,018
    Chennai Super Kings Cricket, Ltd.................................  33,314      198
    Cholamandalam Investment and Finance Co., Ltd....................  29,150  125,196
    City Union Bank, Ltd.............................................  48,183  143,992
    Cochin Shipyard, Ltd.............................................   5,431   29,905
*   Corp. Bank.......................................................  88,140   20,175
*   Cox & Kings Financial Service, Ltd...............................   5,879       46
    Cox & Kings, Ltd.................................................  17,636      434
    Cyient, Ltd......................................................  10,755   61,779
    DCB Bank, Ltd....................................................  35,470   90,134
    DCM Shriram, Ltd.................................................   8,218   42,590
    Delta Corp., Ltd.................................................   9,086   26,666
*   Dewan Housing Finance Corp., Ltd.................................  32,603    7,988
    Dhanuka Agritech, Ltd............................................   1,860    7,993
    Dish TV India, Ltd...............................................  89,232   15,818
    Dishman Carbogen Amcis, Ltd......................................   9,244   15,617
    DLF, Ltd.........................................................  65,689  169,886
    eClerx Services, Ltd.............................................   2,848   18,015
    Edelweiss Financial Services, Ltd................................  13,595   17,664
    EID Parry India, Ltd.............................................  10,423   25,320
    EIH, Ltd.........................................................  22,745   53,560
    Engineers India, Ltd.............................................  27,526   46,782
    Entertainment Network India, Ltd.................................     956    3,525
    Escorts, Ltd.....................................................   6,385   59,234
    Essel Propack, Ltd...............................................   2,498    3,954
    Excel Industries, Ltd............................................     588    7,933
    Exide Industries, Ltd............................................  17,246   46,786
*   FDC, Ltd.........................................................   6,729   17,060
    Federal Bank, Ltd................................................ 305,791  360,978
*   Federal-Mogul Goetze India, Ltd..................................   2,233   17,349
    Finolex Cables, Ltd..............................................   4,481   24,368
    Finolex Industries, Ltd..........................................   6,297   53,969
    Firstsource Solutions, Ltd.......................................  49,505   34,221
*   Fortis Healthcare, Ltd...........................................  72,224  150,453
*   Future Enterprises, Ltd..........................................  26,832    9,474
    Gabriel India, Ltd...............................................   5,953   10,346
    Gateway Distriparks, Ltd.........................................   6,831    9,008
*   Gayatri Projects, Ltd............................................  10,332   18,822
*   GFL, Ltd.........................................................   5,043    5,958
    GHCL, Ltd........................................................   6,025   18,311
    GIC Housing Finance, Ltd.........................................   4,302   10,813
    Glenmark Pharmaceuticals, Ltd....................................  20,546   91,451
    Godfrey Phillips India, Ltd......................................   2,053   31,954
    Granules India, Ltd..............................................  24,708   43,491
    Great Eastern Shipping Co., Ltd. (The)...........................  12,230   51,614
    Greaves Cotton, Ltd..............................................  12,934   25,420
    Gujarat Alkalies & Chemicals, Ltd................................   3,823   25,109
    Gujarat Ambuja Exports, Ltd......................................   5,661   11,508
*   Gujarat Fluorochemicals, Ltd.....................................   5,043   47,068
    Gujarat Mineral Development Corp., Ltd...........................  25,917   23,146
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............   8,616   26,458
    Gujarat Pipavav Port, Ltd........................................  36,112   43,914
    HBL Power Systems, Ltd...........................................  28,986    6,916
    Heritage Foods, Ltd..............................................   1,009    4,259
    HFCL, Ltd........................................................ 103,165   25,780
    Hikal, Ltd.......................................................   9,005   15,177

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    HIL, Ltd.........................................................     480 $  7,741
    Himadri Speciality Chemical, Ltd.................................   6,520    6,932
    Himatsingka Seide, Ltd...........................................   2,776    6,023
    Hindalco Industries, Ltd.........................................  83,693  220,711
    Hinduja Global Solutions, Ltd....................................   1,469   11,953
*   Housing Development & Infrastructure, Ltd........................  54,930    1,352
    Huhtamaki PPL, Ltd...............................................   2,798   10,023
*   IDFC First Bank, Ltd............................................. 293,401  184,461
    IDFC, Ltd........................................................ 193,597   96,081
*   IFCI, Ltd........................................................ 141,393   14,635
    IIFL Finance, Ltd................................................  13,052   21,158
*   IIFL Securities, Ltd.............................................  13,052    5,382
    IIFL Wealth Management, Ltd......................................   1,865   34,884
    India Cements, Ltd. (The)........................................  48,461   57,335
    Indiabulls Housing Finance, Ltd..................................  40,187  115,909
*   Indiabulls Integrated Services, Ltd..............................   3,287    2,933
*   Indiabulls Real Estate, Ltd......................................  23,120   18,026
*   Indian Bank......................................................  19,369   36,305
    Indian Hume Pipe Co., Ltd........................................   4,202   15,917
*   Indian Overseas Bank.............................................  48,787    7,382
    Indo Count Industries, Ltd.......................................   8,158    5,332
    Indoco Remedies, Ltd.............................................   2,710    6,139
    INEOS Styrolution India, Ltd.....................................   1,405   13,263
*   Intellect Design Arena, Ltd......................................   7,679   20,681
    ITD Cementation India, Ltd.......................................   5,292    4,279
    J Kumar Infraprojects, Ltd.......................................   5,857   12,821
    Jagran Prakashan, Ltd............................................  17,230   13,730
    Jai Corp., Ltd...................................................  13,925   17,640
    Jain Irrigation Systems, Ltd.....................................  70,388   14,926
*   Jammu & Kashmir Bank, Ltd. (The).................................  39,640   18,518
    JB Chemicals & Pharmaceuticals, Ltd..............................   3,415   16,443
    Jindal Saw, Ltd..................................................  28,520   35,673
*   Jindal Stainless Hisar, Ltd......................................   6,241    6,047
*   Jindal Stainless, Ltd............................................  31,443   15,420
*   Jindal Steel & Power, Ltd........................................  67,984  110,696
    JK Cement, Ltd...................................................   2,985   47,278
    JK Lakshmi Cement, Ltd...........................................   4,450   18,180
    JK Paper, Ltd....................................................  12,273   20,998
    JK Tyre & Industries, Ltd........................................  17,886   19,275
    JM Financial, Ltd................................................  37,220   40,884
    JMC Projects India, Ltd..........................................   5,725    8,186
    JSW Energy, Ltd..................................................  84,735   81,200
    Jubilant Life Sciences, Ltd......................................  13,841  109,194
    Kalpataru Power Transmission, Ltd................................   5,875   35,470
    Karnataka Bank, Ltd. (The).......................................  30,949   34,040
    Karur Vysya Bank, Ltd. (The).....................................  66,610   51,494
    Kaveri Seed Co., Ltd.............................................   2,134   15,800
    KCP, Ltd. (The)..................................................   5,424    5,189
    KEC International, Ltd...........................................   4,527   17,223
    KEI Industries, Ltd..............................................   5,770   47,956
    Kiri Industries, Ltd.............................................   1,161    6,752
    Kirloskar Brothers, Ltd..........................................   3,469    7,479
    Kolte-Patil Developers, Ltd......................................   3,052   10,770
*   KPIT Engineering, Ltd............................................  27,966   36,064
    KPR Mill, Ltd....................................................   2,394   21,901
    KRBL, Ltd........................................................   6,415   20,545
    KSB, Ltd.........................................................   1,337   13,161
    L&T Finance Holdings, Ltd........................................  63,253   85,181
    Lakshmi Machine Works, Ltd.......................................     394   19,881

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
*   Lakshmi Vilas Bank, Ltd. (The)...................................  26,803 $  5,805
    Laurus Labs, Ltd.................................................   4,742   24,848
    LG Balakrishnan & Bros, Ltd......................................   1,438    6,339
    LIC Housing Finance, Ltd.........................................  50,112  292,906
    Linde India, Ltd.................................................   3,348   26,345
    Maharashtra Seamless, Ltd........................................   3,404   17,411
*   Mahindra CIE Automotive, Ltd.....................................  19,585   41,252
    Mahindra Lifespace Developers, Ltd...............................   5,046   29,498
    Manappuram Finance, Ltd..........................................  90,129  215,713
    Marksans Pharma, Ltd.............................................  41,168    8,715
*   Max India, Ltd...................................................  17,756   18,112
    Mayur Uniquoters, Ltd............................................   2,063    6,404
    MM Forgings, Ltd.................................................   1,438    8,116
    MOIL, Ltd........................................................   5,375   10,516
    Motherson Sumi Systems, Ltd......................................  35,324   61,496
    Motilal Oswal Financial Services, Ltd............................   1,840   17,239
    Mphasis, Ltd.....................................................     805   10,765
    MRF, Ltd.........................................................      32   29,632
*   Music Broadcast, Ltd.............................................  13,345    5,672
    Muthoot Finance, Ltd.............................................  18,709  185,628
    Natco Pharma, Ltd................................................   2,670   22,275
    National Aluminium Co., Ltd......................................  84,556   53,934
    Nava Bharat Ventures, Ltd........................................  20,038   20,847
    Navneet Education, Ltd...........................................   6,550    9,485
    NCC, Ltd.........................................................  83,988   68,381
    NESCO, Ltd.......................................................   2,733   21,384
    NIIT Technologies, Ltd...........................................      52    1,136
    NIIT, Ltd........................................................  12,442   17,232
    NOCIL, Ltd.......................................................  11,119   19,055
    Oberoi Realty, Ltd...............................................   5,229   37,196
*   Odisha Cement, Ltd...............................................   9,063  103,398
    Omaxe, Ltd.......................................................   6,338   16,372
*   Oriental Bank of Commerce........................................  31,716   24,342
    Oriental Carbon & Chemicals, Ltd.................................   1,088   15,350
    Paisalo Digital, Ltd.............................................   2,324   15,073
    Parag Milk Foods, Ltd............................................   5,742   11,590
    PC Jeweller, Ltd.................................................  12,602    5,679
    Persistent Systems, Ltd..........................................   9,041   79,149
    Petronet LNG, Ltd................................................ 100,509  405,006
    Phillips Carbon Black, Ltd.......................................   8,230   14,569
    Phoenix Mills, Ltd. (The)........................................     117    1,185
    Piramal Enterprises, Ltd.........................................  13,200  312,874
    PNB Housing Finance, Ltd.........................................   4,483   33,811
    PNC Infratech, Ltd...............................................   4,902   11,659
    Polyplex Corp., Ltd..............................................   1,537   10,611
*   Power Finance Corp., Ltd......................................... 121,025  185,929
    Power Mech Projects, Ltd.........................................     880    8,772
    Praj Industries, Ltd.............................................  14,719   23,747
    Prestige Estates Projects, Ltd...................................  25,451  109,092
*   Procter & Gamble Health, Ltd.....................................   1,383   90,847
    PTC India, Ltd...................................................  42,176   35,486
*   Quess Corp., Ltd.................................................   1,467   10,681
    Quick Heal Technologies, Ltd.....................................   2,956    5,495
    Rain Industries Ltd..............................................  25,025   34,289
    Rajesh Exports, Ltd..............................................   9,559   91,079
    Rallis India, Ltd................................................   9,419   22,296
    Ramco Cements, Ltd. (The)........................................   8,380   92,593
*   Ramco Systems, Ltd...............................................   1,448    3,436
    Rane Holdings, Ltd...............................................     319    3,954

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Rashtriya Chemicals & Fertilizers, Ltd...........................  39,338 $ 30,661
    Ratnamani Metals & Tubes, Ltd....................................   2,824   38,356
    Raymond, Ltd.....................................................   5,379   43,868
    RBL Bank, Ltd....................................................  17,020   74,147
    REC, Ltd......................................................... 136,621  268,767
    Redington India, Ltd.............................................  52,396   87,973
*   Reliance Communications, Ltd..................................... 235,400    2,161
    Reliance Home Finance, Ltd.......................................  36,414    2,461
*   Reliance Power, Ltd..............................................  60,076    2,831
    Repco Home Finance, Ltd..........................................   7,631   31,157
    Sagar Cements, Ltd...............................................   1,098    9,377
    Sasken Technologies, Ltd.........................................     912    7,552
    Savita Oil Technologies, Ltd.....................................     410    5,763
    Sequent Scientific, Ltd..........................................  10,344   11,080
*   SH Kelkar & Co., Ltd.............................................   2,898    5,125
    Sharda Cropchem, Ltd.............................................   3,427   13,347
    Shilpa Medicare, Ltd.............................................   4,949   20,101
*   Shipping Corp. of India, Ltd.....................................  20,352   16,595
    Shriram City Union Finance, Ltd..................................   3,568   66,475
    Shriram Transport Finance Co., Ltd...............................  23,864  382,981
*   Sintex Plastics Technology, Ltd..................................  30,006      697
    SML ISUZU, Ltd...................................................     912    7,536
    Sobha, Ltd.......................................................  10,497   62,677
    Somany Ceramics, Ltd.............................................   1,443    3,798
*   Somany Home Innovation, Ltd......................................   5,251   11,841
    South Indian Bank, Ltd. (The).................................... 161,551   25,591
    Steel Authority of India, Ltd....................................  49,525   25,651
    Strides Pharma Science, Ltd......................................   7,333   39,750
    Sundaram Finance, Ltd............................................     495   11,180
    Sundaram-Clayton, Ltd............................................     286    8,453
    Sunteck Realty, Ltd..............................................   5,883   34,146
    Supreme Petrochem, Ltd...........................................   3,109    7,797
    Surya Roshni, Ltd................................................   3,026    7,842
    Suven Life Sciences, Ltd.........................................     143      569
*   Syndicate Bank...................................................  56,590   23,709
    TAKE Solutions, Ltd..............................................  10,021   15,866
    Tata Chemicals, Ltd..............................................  17,002  150,828
    Tata Global Beverages, Ltd.......................................  69,777  311,605
*   Tata Motors, Ltd................................................. 217,152  537,259
    Tata Steel, Ltd..................................................  20,988  112,215
*   Techno Electric & Engineering Co., Ltd...........................   5,088   19,104
    Tejas Networks, Ltd..............................................   6,538    6,843
    Thirumalai Chemicals, Ltd........................................   9,560   10,927
    Thomas Cook India, Ltd...........................................   7,399   13,714
    Tide Water Oil Co. India, Ltd....................................     235   15,979
    Time Technoplast, Ltd............................................  20,605   18,290
    Timken India, Ltd................................................   1,321   16,575
    Tourism Finance Corp. of India, Ltd..............................   2,756    3,163
    Transport Corp. of India, Ltd....................................   3,428   13,990
    Trident, Ltd.....................................................  16,613   14,445
    Triveni Engineering & Industries, Ltd............................  28,504   26,081
    Tube Investments of India, Ltd...................................   8,546   48,149
    TV Today Network, Ltd............................................   2,359   10,601
*   TV18 Broadcast, Ltd..............................................  70,676   24,384
    TVS Srichakra, Ltd...............................................     255    6,720
    Uflex, Ltd.......................................................   7,003   20,490
    UltraTech Cement, Ltd............................................     411   23,974
    Unichem Laboratories, Ltd........................................   7,322   19,404
*   Union Bank of India..............................................  48,724   39,274

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    UPL, Ltd.........................................................    95,160 $   802,314
*   VA Tech Wabag, Ltd...............................................     2,666       7,426
    Vaibhav Global, Ltd..............................................     1,075      12,404
    Vardhman Textiles, Ltd...........................................     4,293      54,298
    Vesuvius India, Ltd..............................................       656       9,243
    Vindhya Telelinks, Ltd...........................................       513       6,550
*   Vodafone Idea, Ltd...............................................   282,345      15,286
    VST Tillers Tractors, Ltd........................................       380       7,030
    Welspun Corp., Ltd...............................................    15,728      32,721
    Welspun Enterprises, Ltd.........................................     9,490      11,621
    Welspun India, Ltd...............................................    50,338      40,039
    West Coast Paper Mills, Ltd......................................     3,403      11,262
*   Wockhardt, Ltd...................................................     6,164      25,169
    Wonderla Holidays, Ltd...........................................     1,852       7,327
    Yes Bank, Ltd....................................................   170,161     168,271
    Zee Learn, Ltd...................................................    20,982       6,381
    Zensar Technologies, Ltd.........................................    10,425      26,490
                                                                                -----------
TOTAL INDIA..........................................................            13,219,772
                                                                                -----------
INDONESIA -- (0.6%)
    Adaro Energy Tbk PT.............................................. 2,292,300     213,719
    Adhi Karya Persero Tbk PT........................................   205,100      18,263
    AKR Corporindo Tbk PT............................................    44,400      12,522
*   Alam Sutera Realty Tbk PT........................................ 2,956,900      57,693
    Aneka Tambang Tbk................................................ 1,788,580     113,282
    Astra Agro Lestari Tbk PT........................................    70,500      57,422
    Astra Otoparts Tbk PT............................................   172,500      15,669
*   Bank Artha Graha Internasional Tbk PT............................ 2,457,100      12,073
*   Bank Bukopin Tbk.................................................   815,700      15,330
    Bank Maybank Indonesia Tbk PT.................................... 1,173,000      18,544
*   Bank Pan Indonesia Tbk PT........................................   863,600      82,661
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............   351,000      45,271
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................   853,700      41,971
    Bank Tabungan Negara Persero Tbk PT..............................   865,100     114,498
    Blue Bird Tbk PT.................................................   117,500      19,167
    Bukit Asam Tbk PT................................................   309,000      49,479
*   Bumi Serpong Damai Tbk PT........................................ 1,460,000     147,020
    Ciputra Development Tbk PT....................................... 1,944,786     153,648
*   City Retail Developments Tbk PT..................................   652,600       6,512
*   Delta Dunia Makmur Tbk PT........................................   888,000      20,607
*   Eagle High Plantations Tbk PT.................................... 2,012,700      17,497
    Elnusa Tbk PT....................................................   671,700      15,021
    Erajaya Swasembada Tbk PT........................................   353,600      44,304
*   Gajah Tunggal Tbk PT.............................................   335,500      15,290
*   Garuda Indonesia Persero Tbk PT.................................. 1,423,000      59,807
*   Global Mediacom Tbk PT...........................................   589,900      15,715
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................   420,400     217,623
    Indika Energy Tbk PT.............................................   467,500      42,761
    Indo Tambangraya Megah Tbk PT....................................    44,700      42,330
    Indo-Rama Synthetics Tbk PT......................................    25,700       6,722
    Intiland Development Tbk PT......................................   333,900       7,612
    Jaya Real Property Tbk PT........................................   516,300      24,458
    KMI Wire & Cable Tbk PT..........................................   369,600      15,009
*   Krakatau Steel Persero Tbk PT....................................   704,932      17,367
*   Lippo Cikarang Tbk PT............................................   233,310      21,598
*   Lippo Karawaci Tbk PT............................................ 6,781,250     113,985
    Malindo Feedmill Tbk PT..........................................   211,700      16,739
*   Medco Energi Internasional Tbk PT................................ 1,479,266      69,500
    Media Nusantara Citra Tbk PT.....................................   874,700      81,903

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDONESIA -- (Continued)
    Metrodata Electronics Tbk PT.....................................   302,100 $   34,868
*   MNC Investama Tbk PT............................................. 4,669,700     24,272
*   MNC Land Tbk PT.................................................. 2,125,500     20,588
*   Modernland Realty Tbk PT.........................................   721,400     11,612
    Pan Brothers Tbk PT..............................................   807,100     42,851
*   Panin Financial Tbk PT........................................... 4,432,900     91,593
*   Paninvest Tbk PT.................................................   227,600     19,279
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............   775,500     74,650
    PP Persero Tbk PT................................................   391,600     49,531
    PP Properti Tbk PT............................................... 3,132,400     22,087
*   Rimo International Lestari Tbk PT................................ 4,191,900     37,624
*   Salim Ivomas Pratama Tbk PT......................................   511,500     12,818
*   Sentul City Tbk PT............................................... 4,829,400     40,229
*   Siloam International Hospitals Tbk PT............................    49,600     25,438
    Sri Rejeki Isman Tbk PT.......................................... 1,787,400     36,159
    Summarecon Agung Tbk PT..........................................   615,700     49,550
*   Surya Esa Perkasa Tbk PT......................................... 1,024,500     22,329
    Surya Semesta Internusa Tbk PT...................................   835,700     45,845
    Tempo Scan Pacific Tbk PT........................................   117,300     11,824
*   Tiga Pilar Sejahtera Food Tbk....................................   413,000        927
    Timah Tbk PT.....................................................   656,400     41,618
    Tiphone Mobile Indonesia Tbk PT..................................   247,700      5,930
*   Trada Alam Minera Tbk PT......................................... 3,776,600     29,038
    Tunas Baru Lampung Tbk PT........................................   599,800     40,160
*   Vale Indonesia Tbk PT............................................    79,900     21,096
    Waskita Beton Precast Tbk PT..................................... 1,998,800     47,250
    Waskita Karya Persero Tbk PT.....................................   592,400     65,599
    Wijaya Karya Persero Tbk PT......................................   837,300    118,087
*   XL Axiata Tbk PT.................................................   256,200     64,634
                                                                                ----------
TOTAL INDONESIA......................................................            3,168,078
                                                                                ----------
IRELAND -- (0.8%)
    AIB Group P.L.C..................................................    88,584    284,091
    Bank of Ireland Group P.L.C......................................   376,009  1,812,375
    C&C Group P.L.C..................................................   125,501    617,883
    Cairn Homes P.L.C................................................    55,680     72,057
    FBD Holdings P.L.C...............................................     9,915     98,034
    Flutter Entertainment P.L.C......................................    10,939  1,130,518
    Glanbia P.L.C....................................................    14,417    160,789
*   Permanent TSB Group Holdings P.L.C...............................    37,825     49,942
                                                                                ----------
TOTAL IRELAND........................................................            4,225,689
                                                                                ----------
ISRAEL -- (0.6%)
    Afcon Holdings, Ltd..............................................       261     13,569
    Africa Israel Residences, Ltd....................................       561     15,371
    Ashtrom Group, Ltd...............................................     2,415     27,171
    Ashtrom Properties, Ltd..........................................     6,570     43,666
*   Azorim-Investment Development & Construction Co., Ltd............    33,567     62,253
    Carasso Motors, Ltd..............................................     3,347     15,531
*   Cellcom Israel, Ltd..............................................     1,319      3,369
*   Clal Insurance Enterprises Holdings, Ltd.........................     5,605     86,460
    Delta-Galil Industries, Ltd......................................     2,465     62,478
    Dor Alon Energy in Israel 1988, Ltd..............................       748     15,244
*   El Al Israel Airlines............................................    74,521     28,740
*   Equital, Ltd.....................................................     3,439     99,674
*   First International Bank Of Israel, Ltd..........................    12,464    342,180
    Formula Systems 1985, Ltd........................................     1,912    127,386
    Hadera Paper, Ltd................................................       427     20,535

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
ISRAEL -- (Continued)
    Harel Insurance Investments & Financial Services, Ltd............    24,709 $  197,607
    IES Holdings, Ltd................................................       268     19,474
    Israel Canada T.R, Ltd...........................................     9,390     17,571
    Israel Discount Bank, Ltd., Class A..............................    37,946    173,407
    Israel Land Development - Urban Renewal, Ltd.....................     2,537     26,407
    Isras Investment Co., Ltd........................................       394     86,422
    Kenon Holdings, Ltd..............................................     4,051     88,712
    Magic Software Enterprises, Ltd..................................     3,745     35,458
    Malam - Team, Ltd................................................       102     17,220
    Mediterranean Towers, Ltd........................................    17,414     49,822
*   Mehadrin, Ltd....................................................       111      4,307
    Meitav Dash Investments, Ltd.....................................     4,790     19,450
    Menora Mivtachim Holdings, Ltd...................................     5,669     90,924
    Migdal Insurance & Financial Holding, Ltd........................    90,712     94,158
    Minrav Holdings, Ltd.............................................       105     15,379
    Municipal Bank, Ltd..............................................       159     34,162
    Naphtha Israel Petroleum Corp., Ltd..............................     6,846     38,364
*   Nawi Brothers, Ltd...............................................     3,723     23,679
    Neto ME Holdings, Ltd............................................       264     22,502
    Oil Refineries, Ltd..............................................   346,176    177,735
*   Partner Communications Co., Ltd..................................    20,307     91,537
    Paz Oil Co., Ltd.................................................     1,677    257,147
    Phoenix Holdings, Ltd. (The).....................................    20,746    126,547
    Plasson Industries, Ltd..........................................       256     11,940
    Priortech, Ltd...................................................     1,309     12,829
    Shalag Industries, Ltd...........................................     2,618      8,137
    Shikun & Binui, Ltd..............................................    38,420    152,464
    Telsys...........................................................       571     11,580
*   Tower Semiconductor, Ltd.........................................    14,423    318,779
*   Union Bank of Israel.............................................     3,930     19,079
    YH Dimri Construction & Development, Ltd.........................       767     20,879
                                                                                ----------
TOTAL ISRAEL.........................................................            3,227,305
                                                                                ----------
ITALY -- (2.9%)
    A2A SpA..........................................................   426,529    856,247
    ACEA SpA.........................................................    14,080    280,219
*   Aeffe SpA........................................................    11,709     20,004
    Anima Holding SpA................................................    84,236    365,674
    Ascopiave SpA....................................................    16,429     68,326
    Autostrade Meridionali SpA.......................................       328     11,020
    Avio SpA.........................................................     4,608     62,937
*   Banca Carige SpA.................................................    22,275         15
    Banca Farmafactoring SpA.........................................     3,646     22,095
    Banca Finnat Euramerica SpA......................................    17,949      5,404
    Banca IFIS SpA...................................................     4,006     67,963
*   Banca Monte dei Paschi di Siena SpA..............................     7,614     12,270
    Banca Popolare di Sondrio SCPA...................................   126,467    252,922
    Banca Profilo SpA................................................   114,968     20,395
    Banca Sistema SpA................................................    15,855     28,507
*   Banco BPM SpA....................................................   469,718  1,069,249
    Banco di Desio e della Brianza SpA...............................     6,054     13,716
*   BF SpA...........................................................     7,454     26,697
    BPER Banca.......................................................   126,828    567,401
    Buzzi Unicem SpA.................................................    18,218    439,575
    Cairo Communication SpA..........................................    21,556     55,448
    Cementir Holding NV..............................................    14,519     97,660
    CIR-Compagnie Industriali Riunite SpA............................   113,326    116,746
    Credito Emiliano SpA.............................................    27,218    157,420
*   Credito Valtellinese SpA......................................... 2,051,363    139,733

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ITALY -- (Continued)
    Danieli & C Officine Meccaniche SpA..............................   3,068 $    53,013
    El.En. SpA.......................................................   1,534      43,516
*   Elica SpA........................................................   8,847      23,683
    Emak SpA.........................................................  24,049      22,767
    ERG SpA..........................................................  13,082     276,903
    Esprinet SpA.....................................................   7,745      32,174
*   Eurotech SpA.....................................................   6,133      60,126
    Falck Renewables SpA.............................................  31,676     141,186
*   Fincantieri SpA.................................................. 128,750     135,862
    FNM SpA..........................................................  40,686      26,711
    Geox SpA.........................................................  17,855      24,890
*   Guala Closures SpA...............................................   4,394      31,859
    Hera SpA......................................................... 208,898     894,857
*   IMMSI SpA........................................................  62,616      39,549
    IVS Group SA.....................................................   2,689      29,172
    La Doria SpA.....................................................   3,265      32,182
    Leonardo SpA.....................................................  74,629     867,010
    Massimo Zanetti Beverage Group SpA...............................   4,097      26,220
*   Mediaset SpA.....................................................  91,865     274,746
    Mediobanca Banca di Credito Finanziario SpA...................... 181,748   2,161,225
    Openjobmetis SpA agenzia per il lavoro...........................   2,188      18,180
*   OVS SpA..........................................................  48,268      96,317
    Piaggio & C SpA..................................................  41,919     131,922
    Pirelli & C SpA..................................................  54,131     312,925
    Poste Italiane SpA...............................................  48,785     592,563
    Prysmian SpA.....................................................   9,820     227,159
    Reno de Medici SpA...............................................  44,457      36,983
    Retelit SpA......................................................  24,622      46,041
    Sabaf SpA........................................................   1,836      24,566
    SAES Getters SpA.................................................   1,822      51,405
*   Saipem SpA....................................................... 186,132     844,859
*   Salini Impregilo SpA.............................................  29,497      60,056
    Saras SpA........................................................ 156,519     300,581
    Sesa SpA.........................................................   1,512      67,298
    Societa Cattolica di Assicurazioni SC............................  47,642     415,591
    Societa Iniziative Autostradali e Servizi SpA....................  11,576     200,182
*   Sogefi SpA.......................................................  11,260      17,622
    SOL SpA..........................................................   4,301      50,358
    Tod's SpA........................................................   1,877      88,955
    Unione di Banche Italiane SpA.................................... 290,287     884,292
    Unipol Gruppo SpA................................................ 122,332     682,743
    UnipolSai Assicurazioni SpA...................................... 135,802     379,018
                                                                              -----------
TOTAL ITALY..........................................................          15,484,910
                                                                              -----------
JAPAN -- (20.0%)
    77 Bank, Ltd. (The)..............................................  18,600     293,028
    A&D Co., Ltd.....................................................   3,400      26,274
    Achilles Corp....................................................   4,400      71,485
    AD Works Co., Ltd................................................  30,600       8,458
    ADEKA Corp.......................................................  24,800     354,914
    AEON Financial Service Co., Ltd..................................  18,800     286,519
    Aeria, Inc.......................................................   2,900      27,164
    AFC-HD AMS Life Science Co., Ltd.................................   1,800      10,879
    AGS Corp.........................................................   1,900      14,100
    Ahresty Corp.....................................................   4,400      22,345
    Aichi Bank, Ltd. (The)...........................................   3,100     108,888
    Aichi Corp.......................................................  13,400      85,613
    Aichi Steel Corp.................................................   3,600     117,164
    Aichi Tokei Denki Co., Ltd.......................................     600      22,735

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Aida Engineering, Ltd............................................ 16,700 $142,151
*   Aiful Corp....................................................... 42,100   98,024
    Air Water, Inc................................................... 19,000  355,699
    Airport Facilities Co., Ltd......................................  7,000   35,975
    Aisan Industry Co., Ltd.......................................... 11,200   92,599
    Akatsuki Corp....................................................  5,800   18,066
    Akita Bank, Ltd. (The)...........................................  5,100  104,060
    Albis Co., Ltd...................................................  1,200   24,952
    Alconix Corp.....................................................  7,000   88,451
    Alinco, Inc......................................................  4,500   50,730
    Alpen Co., Ltd...................................................  5,900   93,793
    Alpha Corp.......................................................  2,400   28,918
    Alps Alpine Co., Ltd............................................. 37,900  812,523
    Alps Logistics Co., Ltd..........................................  4,800   33,323
    Amiyaki Tei Co., Ltd.............................................    500   15,873
    Anabuki Kosan, Inc...............................................    600   15,799
    AOI Electronics Co., Ltd.........................................    700   15,340
    AOI TYO Holdings, Inc............................................  6,500   38,674
    AOKI Holdings, Inc............................................... 13,000  132,261
    Aomori Bank, Ltd. (The)..........................................  6,200  165,822
    Aoyama Trading Co., Ltd.......................................... 13,000  228,730
    Aozora Bank, Ltd................................................. 29,700  762,053
    Arakawa Chemical Industries, Ltd.................................  5,500   80,576
    Arata Corp.......................................................  3,800  142,459
    Arcland Sakamoto Co., Ltd........................................ 10,000  117,962
    Arcs Co., Ltd.................................................... 11,500  230,769
    Arealink Co., Ltd................................................  3,400   36,714
    Artnature, Inc...................................................  6,100   40,520
    Asahi Broadcasting Group Holdings Corp...........................  2,400   16,462
    Asahi Diamond Industrial Co., Ltd................................ 17,100  106,382
    Asahi Holdings, Inc..............................................  4,500  104,762
    Asahi Kogyosha Co., Ltd..........................................  1,300   39,362
    Asahi Printing Co., Ltd..........................................  3,000   29,134
    Asahi Yukizai Corp...............................................  5,300   74,777
    Asanuma Corp.....................................................  2,700  101,577
    Asax Co., Ltd....................................................  2,400   13,974
    Ashimori Industry Co., Ltd.......................................    900   12,408
    Asia Pile Holdings Corp.......................................... 10,700   57,847
    ASKA Pharmaceutical Co., Ltd.....................................  5,900   69,424
    Autobacs Seven Co., Ltd..........................................  3,500   57,778
    Awa Bank, Ltd. (The)............................................. 11,200  266,723
    Bando Chemical Industries, Ltd...................................  9,500   80,635
    Bank of Iwate, Ltd. (The)........................................  4,900  127,717
    Bank of Kochi, Ltd. (The)........................................  1,000    7,663
    Bank of Nagoya, Ltd. (The).......................................  3,800  112,200
    Bank of Okinawa, Ltd. (The)......................................  6,980  238,347
    Bank of Saga, Ltd. (The).........................................  4,300   63,912
    Bank of the Ryukyus, Ltd......................................... 14,400  156,642
    Bank of Toyama, Ltd. (The).......................................    700   17,208
    Belluna Co., Ltd................................................. 13,900   90,871
    Biofermin Pharmaceutical Co., Ltd................................  1,100   22,922
    Bunka Shutter Co., Ltd........................................... 17,800  154,504
    C Uyemura & Co., Ltd.............................................    900   55,709
    Canon Electronics, Inc...........................................  6,400  119,819
    Carlit Holdings Co., Ltd.........................................  5,500   31,880
    Cawachi, Ltd.....................................................  4,800   97,920
    Central Glass Co., Ltd........................................... 13,300  320,577
    Chiba Kogyo Bank, Ltd. (The)..................................... 17,300   50,559
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........  4,100   53,778

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Chino Corp.......................................................  1,700 $ 22,601
    Chiyoda Co., Ltd.................................................  4,700   69,649
    Chori Co., Ltd...................................................  3,900   68,313
    Chubu Shiryo Co., Ltd............................................  5,400   63,022
    Chuetsu Pulp & Paper Co., Ltd....................................  2,000   30,692
    Chugai Ro Co., Ltd...............................................  2,700   41,823
    Chugoku Bank, Ltd. (The).........................................  2,700   26,384
    Chugoku Marine Paints, Ltd....................................... 13,400  129,556
    Chukyo Bank, Ltd. (The)..........................................  3,900   79,084
    Chuo Gyorui Co., Ltd.............................................    500   12,495
    CI Takiron Corp..................................................  9,000   54,209
    Citizen Watch Co., Ltd........................................... 97,600  518,896
    CKD Corp......................................................... 13,700  192,334
    CK-San-Etsu Co., Ltd.............................................    400   10,863
    Cleanup Corp.....................................................  6,800   36,411
    CMK Corp......................................................... 16,000   96,932
    cocokara fine, Inc...............................................  2,700  148,874
    Coco's Japan Co., Ltd............................................  1,900   23,746
*   COOKPAD, Inc..................................................... 13,400   40,337
    Cosel Co., Ltd...................................................  7,900   86,695
    Cosmo Energy Holdings Co., Ltd................................... 16,700  357,119
    Cosmos Initia Co., Ltd...........................................  2,700   18,975
    Create Medic Co., Ltd............................................  1,500   14,636
    Credit Saison Co., Ltd........................................... 51,500  745,758
    Cross Plus, Inc..................................................  1,000    5,855
    CTI Engineering Co., Ltd.........................................  3,300   55,555
    Dai Nippon Toryo Co., Ltd........................................  7,200   72,939
    Daicel Corp...................................................... 56,200  502,396
    Dai-Dan Co., Ltd.................................................  4,200   97,294
    Daido Kogyo Co., Ltd.............................................  2,100   17,030
    Daido Metal Co., Ltd............................................. 14,800   93,884
    Daido Steel Co., Ltd.............................................  8,500  370,923
    Daihatsu Diesel Manufacturing Co., Ltd...........................  4,600   26,151
    Daihen Corp......................................................  5,300  166,102
    Daiho Corp.......................................................  5,000  141,263
    Daiichi Jitsugyo Co., Ltd........................................  2,600   83,925
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................  6,600   51,608
    Dai-ichi Seiko Co., Ltd..........................................  1,900   47,126
    Daiken Corp......................................................  3,900   70,236
    Daiki Aluminium Industry Co., Ltd................................ 10,500   70,141
    Daikoku Denki Co., Ltd...........................................  2,500   35,411
    Daikyonishikawa Corp.............................................  8,700   66,838
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........  3,500  105,328
    Daio Paper Corp.................................................. 19,800  263,928
    Daishi Hokuetsu Financial Group, Inc.............................  8,750  221,743
    Daishinku Corp...................................................  1,700   16,983
    Daisue Construction Co., Ltd.....................................  3,500   31,633
    Daito Bank, Ltd. (The)...........................................  2,700   14,885
    Daito Pharmaceutical Co., Ltd....................................  1,600   48,180
    Daitron Co., Ltd.................................................  2,700   36,542
    Daiwabo Holdings Co., Ltd........................................  3,100  135,458
    DCM Holdings Co., Ltd............................................ 32,700  323,704
    Denka Co., Ltd................................................... 12,200  352,076
    Denyo Co., Ltd...................................................  5,200   91,229
    Dexerials Corp................................................... 17,000  150,066
    DIC Corp......................................................... 22,500  644,515
    DKK-Toa Corp.....................................................  3,400   26,350
    DKS Co., Ltd.....................................................  2,900   94,133
    Doshisha Co., Ltd................................................  6,800  107,761

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Doutor Nichires Holdings Co., Ltd................................  9,300 $186,227
*   Dream Incubator, Inc.............................................  1,500   22,657
    DyDo Group Holdings, Inc.........................................  2,600  108,388
    Eagle Industry Co., Ltd..........................................  8,000   80,341
    Ebara Foods Industry, Inc........................................  1,400   28,057
    Ebara Jitsugyo Co., Ltd..........................................  2,100   41,871
    EDION Corp....................................................... 22,000  218,639
    Ehime Bank, Ltd. (The)........................................... 10,200  107,817
    Eidai Co., Ltd...................................................  8,000   26,032
    Eizo Corp........................................................  4,900  182,238
    Elematec Corp....................................................  5,800   55,793
    Endo Lighting Corp...............................................  2,400   15,124
    Enplas Corp......................................................  2,700   86,632
    Enshu, Ltd.......................................................  1,100   12,160
    Eslead Corp......................................................  2,300   43,128
    ESPEC Corp.......................................................  4,900   88,474
    Excel Co., Ltd...................................................  1,800   20,821
    Exedy Corp.......................................................  8,500  200,215
    FALCO HOLDINGS Co., Ltd..........................................  2,300   35,923
    FCC Co., Ltd.....................................................  9,800  202,765
    Feed One Co., Ltd................................................ 35,500   55,586
    Ferrotec Holdings Corp........................................... 12,300  121,992
    FIDEA Holdings Co., Ltd.......................................... 59,200   71,451
    Fields Corp......................................................  1,900    9,521
    First Bank of Toyama, Ltd. (The)................................. 14,900   46,011
    First Brothers Co., Ltd..........................................  1,800   20,244
    First Juken Co., Ltd.............................................  2,300   28,456
    FJ Next Co., Ltd.................................................  3,800   39,484
    Foster Electric Co., Ltd.........................................  7,800  139,451
    France Bed Holdings Co., Ltd.....................................  5,300   49,610
    F-Tech, Inc......................................................  4,900   34,744
    Fudo Tetra Corp..................................................  3,700   51,834
    Fuji Co., Ltd....................................................  5,600  100,759
    Fuji Corp........................................................ 16,400  272,326
    Fuji Corp., Ltd..................................................  6,900   45,656
    Fuji Oil Co., Ltd................................................ 15,000   35,540
    Fuji Pharma Co., Ltd.............................................  1,000   13,200
    Fujibo Holdings, Inc.............................................  3,300  103,668
    Fujicco Co., Ltd.................................................  3,700   67,386
    Fujikura Composites, Inc.........................................  6,200   25,478
    Fujikura Kasei Co., Ltd..........................................  7,900   41,131
    Fujikura, Ltd.................................................... 78,400  363,781
    Fujimori Kogyo Co., Ltd..........................................  4,300  152,031
    Fujisash Co., Ltd................................................ 25,800   20,399
    Fujitec Co., Ltd................................................. 13,600  197,844
    Fujitsu Frontech, Ltd............................................  4,300   38,067
    Fujiya Co., Ltd..................................................  2,300   44,612
    FuKoKu Co., Ltd..................................................  3,700   24,821
    Fukuda Corp......................................................  2,100   90,676
    Fukuda Denshi Co., Ltd...........................................  1,300   83,933
    Fukui Bank, Ltd. (The)...........................................  6,300   89,544
    Fukuoka Financial Group, Inc..................................... 39,760  766,467
    Fukushima Bank, Ltd. (The).......................................  5,700   11,808
    Fukuyama Transporting Co., Ltd...................................  2,600   93,261
    Furukawa Battery Co., Ltd. (The).................................  3,000   18,555
    Furukawa Co., Ltd................................................ 10,300  147,550
    Furukawa Electric Co., Ltd....................................... 20,100  561,822
    Furuno Electric Co., Ltd.........................................  9,100   94,059
    Furusato Industries, Ltd.........................................  3,200   48,707

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Fuso Pharmaceutical Industries, Ltd..............................   2,300 $ 46,773
    Futaba Industrial Co., Ltd.......................................  17,000  120,195
    Fuyo General Lease Co., Ltd......................................   5,900  384,554
    Gakken Holdings Co., Ltd.........................................     700   38,388
    Gecoss Corp......................................................   3,600   31,411
    Geo Holdings Corp................................................   7,800   97,204
    GL Sciences, Inc.................................................   2,600   35,591
    Glory, Ltd.......................................................  15,300  450,471
    Glosel Co., Ltd..................................................   6,000   24,489
    Godo Steel, Ltd..................................................   3,100   66,996
    Goldcrest Co., Ltd...............................................   6,100  126,007
    Grandy House Corp................................................   4,100   18,680
    GS Yuasa Corp....................................................   9,300  169,541
    GSI Creos Corp...................................................     900    9,296
    G-Tekt Corp......................................................   5,700   98,270
    Gunma Bank, Ltd. (The)........................................... 101,400  341,226
    Gunze, Ltd.......................................................   4,600  200,153
    H2O Retailing Corp...............................................  28,900  327,770
    Hagihara Industries, Inc.........................................   2,900   43,573
    Hagiwara Electric Holdings Co., Ltd..............................   1,800   48,204
    Hagoromo Foods Corp..............................................     500   12,020
    Hakudo Co., Ltd..................................................   1,700   21,605
    Hakuto Co., Ltd..................................................   4,700   56,157
    Hakuyosha Co., Ltd...............................................     600   16,260
    Hanwa Co., Ltd...................................................  11,200  326,295
    Happinet Corp....................................................   5,000   63,083
    Hard Off Corp. Co., Ltd..........................................   3,900   28,368
    Harima Chemicals Group, Inc......................................   4,400   49,058
    Haruyama Holdings, Inc...........................................   2,000   15,304
    Haseko Corp......................................................  74,200  957,505
    Hazama Ando Corp.................................................  53,200  412,199
    Heiwa Real Estate Co., Ltd.......................................   8,900  214,658
    Heiwado Co., Ltd.................................................   8,700  161,178
    Hirakawa Hewtech Corp............................................   4,100   44,886
    Hiroshima Bank, Ltd. (The).......................................  76,500  389,947
    Hiroshima Electric Railway Co., Ltd..............................   3,200   33,532
    Hitachi Capital Corp.............................................  16,100  360,772
    Hitachi Zosen Corp...............................................  53,500  180,781
    Hochiki Corp.....................................................   4,300   60,057
    Hodogaya Chemical Co., Ltd.......................................   2,600   97,924
    Hogy Medical Co., Ltd............................................   2,700   90,099
    Hokkaido Coca-Cola Bottling Co., Ltd.............................     600   21,375
    Hokkan Holdings, Ltd.............................................   2,600   41,924
    Hokko Chemical Industry Co., Ltd.................................   4,000   22,126
    Hokkoku Bank, Ltd. (The).........................................   6,700  188,301
    Hokuetsu Corp....................................................  39,600  201,675
    Hokuhoku Financial Group, Inc....................................  37,700  368,775
    Hokuriku Electric Industry Co., Ltd..............................   2,500   26,805
    Hokuriku Electrical Construction Co., Ltd........................   3,200   29,120
    Honda Tsushin Kogyo Co., Ltd.....................................   5,600   27,154
    H-One Co., Ltd...................................................   5,000   33,774
    Honeys Holdings Co., Ltd.........................................   4,100   51,617
    Honshu Chemical Industry Co., Ltd................................   1,200   13,705
    Hoosiers Holdings................................................  10,600   66,091
    Hosiden Corp.....................................................  17,000  178,587
    Hosokawa Micron Corp.............................................   1,800   65,448
    Howa Machinery, Ltd..............................................   3,900   26,782
    Hyakugo Bank, Ltd. (The).........................................  65,400  210,510
    Hyakujushi Bank, Ltd. (The)......................................   6,600  137,160

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Ibiden Co., Ltd..................................................  26,900 $621,141
    Ichiken Co., Ltd.................................................   1,200   19,062
    Ichinen Holdings Co., Ltd........................................   6,700   81,259
    Ichiyoshi Securities Co., Ltd....................................  11,700   75,525
    IDOM, Inc........................................................  19,000   80,340
    IHI Corp.........................................................  27,500  677,686
    Iino Kaiun Kaisha, Ltd...........................................  25,600   85,964
    IJTT Co., Ltd....................................................   6,900   34,240
    Ikegami Tsushinki Co., Ltd.......................................     800    8,422
    Imagica Group, Inc...............................................   6,500   33,926
    Imasen Electric Industrial.......................................   4,400   38,080
    Inaba Denki Sangyo Co., Ltd......................................   5,700  261,851
    Inaba Seisakusho Co., Ltd........................................   3,800   51,412
    Inabata & Co., Ltd...............................................  13,400  175,432
    Ines Corp........................................................   7,000   78,756
    I-O Data Device, Inc.............................................   2,400   20,338
    Iseki & Co., Ltd.................................................   6,200   94,295
    Isetan Mitsukoshi Holdings, Ltd..................................  74,300  592,555
    Ishihara Sangyo Kaisha, Ltd......................................  10,300  106,336
    Itochu Enex Co., Ltd.............................................  13,800  115,312
    Itochu-Shokuhin Co., Ltd.........................................   1,600   77,232
    Itoham Yonekyu Holdings, Inc.....................................   2,300   14,825
    Itoki Corp.......................................................  10,300   47,168
    IwaiCosmo Holdings, Inc..........................................   6,600   71,471
    Iwaki & Co., Ltd.................................................   6,000   25,324
    Iwaki Co., Ltd...................................................   1,500   14,419
    Iwasaki Electric Co., Ltd........................................   1,300   16,933
    Iwatani Corp.....................................................   6,800  235,803
    Iyo Bank, Ltd. (The).............................................   7,900   41,742
    J Front Retailing Co., Ltd.......................................  59,800  760,410
    J Trust Co., Ltd.................................................  22,400   80,487
    Jaccs Co., Ltd...................................................   7,400  167,025
    Janome Sewing Machine Co., Ltd...................................   6,900   26,365
    Japan Asia Group, Ltd............................................   6,900   23,291
    Japan Aviation Electronics Industry, Ltd.........................  13,000  242,175
    Japan Cash Machine Co., Ltd......................................   5,700   50,964
#*  Japan Display, Inc............................................... 169,300   98,917
    Japan Oil Transportation Co., Ltd................................     700   18,232
    Japan Pulp & Paper Co., Ltd......................................   3,300  127,019
    Japan Securities Finance Co., Ltd................................  31,100  149,636
    Japan Steel Works, Ltd. (The)....................................  18,500  389,840
    Japan Transcity Corp.............................................  10,000   51,337
    Japan Wool Textile Co., Ltd. (The)...............................  13,100  128,780
    Jimoto Holdings, Inc.............................................  50,500   48,366
    JK Holdings Co., Ltd.............................................   2,700   14,309
    JMS Co., Ltd.....................................................   5,000   31,138
    Joban Kosan Co., Ltd.............................................   2,000   32,416
    J-Oil Mills, Inc.................................................   2,900  121,941
    Joshin Denki Co., Ltd............................................   5,300  106,272
    JSP Corp.........................................................   3,800   70,435
    Juki Corp........................................................   9,300   83,886
    Juroku Bank, Ltd. (The)..........................................   9,300  212,825
    JVCKenwood Corp..................................................  53,400  155,646
    Kaga Electronics Co., Ltd........................................   6,100  118,241
    Kamei Corp.......................................................   5,900   67,360
    Kanaden Corp.....................................................   5,000   61,266
    Kanagawa Chuo Kotsu Co., Ltd.....................................   1,300   46,841
    Kanamoto Co., Ltd................................................   7,200  192,486
    Kandenko Co., Ltd................................................  13,700  129,538

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Kaneka Corp......................................................   8,100 $269,637
    Kaneko Seeds Co., Ltd............................................   1,700   23,893
    Kanematsu Corp...................................................  22,100  269,241
    Kansai Mirai Financial Group, Inc................................  14,395   93,653
    Kansai Super Market, Ltd.........................................   3,800   36,812
    Kanto Denka Kogyo Co., Ltd.......................................  11,000   97,257
    Kasai Kogyo Co., Ltd.............................................   7,400   59,892
    Katakura & Co-op Agri Corp.......................................   1,200   13,504
    Kato Sangyo Co., Ltd.............................................   6,500  206,329
    Kato Works Co., Ltd..............................................   3,400   64,310
    KAWADA TECHNOLOGIES, Inc.........................................   1,400   92,278
    Kawai Musical Instruments Manufacturing Co., Ltd.................   2,000   56,456
    Kawasaki Heavy Industries, Ltd...................................  24,400  585,559
*   Kawasaki Kisen Kaisha, Ltd.......................................  19,500  290,159
    Kawata Manufacturing Co., Ltd....................................   1,900   19,394
    Keihin Corp......................................................  13,300  316,176
    Keiyo Bank, Ltd. (The)...........................................  30,100  188,769
    Keiyo Co., Ltd...................................................   9,800   47,835
    Kenko Mayonnaise Co., Ltd........................................   2,800   66,093
    KFC, Ltd.........................................................     700   12,634
    Kimura Unity Co., Ltd............................................   1,300   13,297
*   Kinki Sharyo Co., Ltd. (The).....................................     800   11,724
    Kintetsu World Express, Inc......................................  10,300  166,575
    Kitagawa Corp....................................................   2,800   54,029
    Kita-Nippon Bank, Ltd. (The).....................................   2,100   37,035
    Kitano Construction Corp.........................................   1,200   31,431
    Kitz Corp........................................................  15,000  102,224
    Kiyo Bank, Ltd. (The)............................................  19,300  297,783
*   KNT-CT Holdings Co., Ltd.........................................   3,500   49,242
    Koa Corp.........................................................   5,700   71,629
    Koatsu Gas Kogyo Co., Ltd........................................   9,700   76,772
    Kobe Steel, Ltd.................................................. 100,700  541,416
    Kohnan Shoji Co., Ltd............................................   7,000  162,557
    Kohsoku Corp.....................................................   2,700   32,257
    Kojima Co., Ltd..................................................   7,900   31,122
    Kokusai Co., Ltd.................................................   2,400   15,864
    Kokuyo Co., Ltd..................................................  18,700  274,411
    KOMAIHALTEC, Inc.................................................   1,200   19,291
    Komatsu Matere Co., Ltd..........................................   8,600   66,745
    Komatsu Wall Industry Co., Ltd...................................   1,800   37,578
    Komehyo Co., Ltd.................................................   2,800   28,379
    Komeri Co., Ltd..................................................   9,400  201,445
    Konaka Co., Ltd..................................................   7,500   29,191
    Kondotec, Inc....................................................   4,200   37,918
    Konica Minolta, Inc.............................................. 102,100  749,393
    Konishi Co., Ltd.................................................   1,500   21,173
    Konoike Transport Co., Ltd.......................................   8,200  124,986
*   Kosaido Co., Ltd.................................................   6,500   43,518
    Krosaki Harima Corp..............................................   1,200   64,298
    KRS Corp.........................................................   1,800   31,958
    KU Holdings Co., Ltd.............................................   2,600   21,039
    Kumagai Gumi Co., Ltd............................................   3,400  104,822
    Kumiai Chemical Industry Co., Ltd................................  27,200  251,538
    Kurabo Industries, Ltd...........................................   4,600  105,324
    Kureha Corp......................................................   4,900  313,177
    Kurimoto, Ltd....................................................   3,400   55,261
    Kuriyama Holdings Corp...........................................   2,000   15,288
*   KYB Corp.........................................................   6,300  201,196
    Kyodo Printing Co., Ltd..........................................   2,200   55,746

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Kyoei Steel, Ltd.................................................   6,900 $125,653
    Kyokuto Boeki Kaisha, Ltd........................................   1,300   23,784
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................   9,400  125,978
    Kyokuto Securities Co., Ltd......................................   7,000   52,267
    Kyokuyo Co., Ltd.................................................   2,400   64,258
    KYORIN Holdings, Inc.............................................   9,600  168,153
    Kyoritsu Printing Co., Ltd.......................................   3,700    5,524
    Kyosan Electric Manufacturing Co., Ltd...........................  12,300   57,710
    Kyowa Electronic Instruments Co., Ltd............................   6,500   26,062
    Kyowa Leather Cloth Co., Ltd.....................................   4,900   35,812
    Kyushu Financial Group, Inc......................................   3,100   12,513
    Kyushu Leasing Service Co., Ltd..................................   2,800   15,753
    Land Business Co., Ltd...........................................   3,000   20,954
#*  Leopalace21 Corp.................................................  73,600  200,816
    Lintec Corp......................................................  10,400  218,429
    LIXIL VIVA Corp..................................................   3,700   63,974
    Lonseal Corp.....................................................     700   10,767
    Look Holdings, Inc...............................................   1,800   18,757
    Macnica Fuji Electronics Holdings, Inc...........................  15,100  255,957
    Maeda Corp.......................................................   4,300   39,908
    Maeda Road Construction Co., Ltd.................................   1,000   21,513
    Makino Milling Machine Co., Ltd..................................   6,900  343,062
    Marubun Corp.....................................................   5,500   31,295
    Marudai Food Co., Ltd............................................   6,100  131,402
    Marufuji Sheet Piling Co., Ltd...................................     600   12,323
    Maruha Nichiro Corp..............................................   1,800   46,750
    Maruka Corp......................................................   2,200   48,114
    Maruwa Co., Ltd..................................................   1,400   91,229
    Maruyama Manufacturing Co., Inc..................................   1,100   12,870
    Maruzen CHI Holdings Co., Ltd....................................   3,000   10,450
    Maruzen Showa Unyu Co., Ltd......................................   2,900   81,506
    Matsuda Sangyo Co., Ltd..........................................   4,300   64,620
    Max Co., Ltd.....................................................   3,000   55,038
    Maxell Holdings, Ltd.............................................  15,300  211,167
    Maxvalu Tokai Co., Ltd...........................................   1,200   24,539
    Mebuki Financial Group, Inc...................................... 263,780  670,163
    Megachips Corp...................................................   3,200   60,573
    Megmilk Snow Brand Co., Ltd......................................  10,200  245,324
    Meidensha Corp...................................................   9,900  189,938
    Meiji Electric Industries Co., Ltd...............................   2,000   27,563
    Meiji Shipping Co., Ltd..........................................   2,800    8,977
    Meisei Industrial Co., Ltd.......................................  10,700   85,030
    Meiwa Corp.......................................................   7,300   39,047
    Meiwa Estate Co., Ltd............................................   2,900   15,465
    Mercuria Investment Co., Ltd.....................................   3,100   22,138
    Michinoku Bank, Ltd. (The).......................................   5,400   86,103
    Mikuni Corp......................................................   6,100   20,321
    Mimaki Engineering Co., Ltd......................................   2,200   11,031
    Mimasu Semiconductor Industry Co., Ltd...........................   4,400   85,944
    Ministop Co., Ltd................................................   4,600   61,880
    Mirait Holdings Corp.............................................  16,410  263,495
    Misawa Homes Co., Ltd............................................   6,800   72,930
    Mitani Corp......................................................   1,500   75,360
    Mitani Sangyo Co., Ltd...........................................   7,800   23,982
    Mito Securities Co., Ltd.........................................  18,500   40,616
    Mitsuba Corp.....................................................  11,500   72,571
    Mitsubishi Gas Chemical Co., Inc.................................  37,000  521,956
    Mitsubishi Kakoki Kaisha, Ltd....................................   1,800   32,329
    Mitsubishi Logistics Corp........................................   7,800  198,001

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Mitsubishi Materials Corp........................................ 23,400 $  672,867
    Mitsubishi Paper Mills, Ltd......................................  7,800     35,516
    Mitsubishi Research Institute, Inc...............................  1,800     63,736
    Mitsubishi Shokuhin Co., Ltd.....................................  4,300    109,035
    Mitsubishi Steel Manufacturing Co., Ltd..........................  4,700     50,071
    Mitsuboshi Belting, Ltd..........................................  6,100    114,777
*   Mitsui E&S Holdings Co., Ltd..................................... 24,600    248,993
    Mitsui High-Tec, Inc.............................................  5,100     87,697
    Mitsui Matsushima Holdings Co., Ltd..............................  1,600     19,079
    Mitsui Mining & Smelting Co., Ltd................................ 17,500    489,084
    Mitsui OSK Lines, Ltd............................................ 37,300  1,015,997
    Mitsui Sugar Co., Ltd............................................  4,600    100,023
    Mitsui-Soko Holdings Co., Ltd....................................  5,900     95,667
    Mixi, Inc........................................................ 11,600    224,158
    Miyaji Engineering Group, Inc....................................  1,600     30,512
    Miyazaki Bank, Ltd. (The)........................................  4,600    117,719
    Miyoshi Oil & Fat Co., Ltd.......................................  1,800     20,748
    Mizuho Leasing Co., Ltd..........................................  8,200    230,955
    Mizuno Corp......................................................  6,100    159,548
    Modec, Inc.......................................................  6,400    175,554
    Monex Group, Inc................................................. 42,200    103,088
    MORESCO Corp.....................................................  2,000     24,759
    Morinaga Milk Industry Co., Ltd..................................  3,600    139,962
    Morito Co., Ltd..................................................  4,900     36,372
    Mory Industries, Inc.............................................  1,800     38,338
    MrMax Holdings, Ltd..............................................  8,500     37,700
    Mugen Estate Co., Ltd............................................  4,100     25,487
    Musashi Seimitsu Industry Co., Ltd...............................  9,500    131,969
    Musashino Bank, Ltd. (The).......................................  8,600    149,934
    Nachi-Fujikoshi Corp.............................................  4,100    196,200
    Nadex Co., Ltd...................................................    800      6,736
    Nafco Co., Ltd...................................................  1,700     20,376
    Nagano Bank, Ltd. (The)..........................................  2,800     42,265
    Nagano Keiki Co., Ltd............................................  4,200     28,875
    Nagase & Co., Ltd................................................ 33,200    502,019
    Nakabayashi Co., Ltd.............................................  4,000     20,025
    Nakamuraya Co., Ltd..............................................    900     39,647
    Nakano Corp......................................................  3,000     13,747
    Nakayama Steel Works, Ltd........................................  8,000     34,213
    Nakayamafuku Co., Ltd............................................  4,300     22,354
    Nanto Bank, Ltd. (The)...........................................  8,500    215,539
    Natori Co., Ltd..................................................  1,100     17,233
    NEC Capital Solutions, Ltd.......................................  2,600     55,096
    Neturen Co., Ltd................................................. 10,100     88,934
    NHK Spring Co., Ltd.............................................. 49,600    405,192
    Nicca Chemical Co., Ltd..........................................  1,600     13,165
*   Nice Holdings, Inc...............................................  1,200     10,080
    Nichias Corp..................................................... 10,800    227,838
    Nichicon Corp.................................................... 14,900    146,625
    Nichiden Corp....................................................  3,900     73,550
    Nichiha Corp.....................................................  3,700    106,391
    Nichi-iko Pharmaceutical Co., Ltd................................ 12,600    147,634
    Nichirin Co., Ltd................................................  2,750     43,671
*   Nihon Dempa Kogyo Co., Ltd.......................................  3,100     13,080
    Nihon Denkei Co., Ltd............................................  1,400     16,704
    Nihon Flush Co., Ltd.............................................  2,000     45,206
    Nihon House Holdings Co., Ltd.................................... 13,000     60,838
    Nihon Nohyaku Co., Ltd........................................... 14,600     76,712
    Nihon Parkerizing Co., Ltd....................................... 10,700    125,457

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Nihon Plast Co., Ltd.............................................   4,500 $ 30,976
    Nihon Tokushu Toryo Co., Ltd.....................................   3,100   33,907
    Nihon Yamamura Glass Co., Ltd....................................   2,700   32,280
    Niitaka Co., Ltd.................................................     800   12,917
    Nikkato Corp.....................................................   2,400   18,001
    Nikkiso Co., Ltd.................................................   9,800  105,877
    Nikkon Holdings Co., Ltd.........................................  12,000  291,693
    Nippo Corp.......................................................  17,000  349,306
    Nippon Carbide Industries Co., Inc...............................   2,300   31,015
    Nippon Chemical Industrial Co., Ltd..............................   1,800   52,966
    Nippon Chemi-Con Corp............................................   5,000   82,647
    Nippon Chemiphar Co., Ltd........................................     500   14,604
    Nippon Coke & Engineering Co., Ltd...............................  52,300   41,917
    Nippon Concrete Industries Co., Ltd..............................  17,600   50,639
    Nippon Denko Co., Ltd............................................  35,700   61,876
    Nippon Densetsu Kogyo Co., Ltd...................................   9,900  214,302
    Nippon Dry-Chemical Co., Ltd.....................................   1,400   17,002
    Nippon Electric Glass Co., Ltd...................................  27,400  617,227
    Nippon Filcon Co., Ltd...........................................   3,100   15,136
    Nippon Flour Mills Co., Ltd......................................  14,200  228,044
    Nippon Kayaku Co., Ltd...........................................  24,300  295,325
    Nippon Kinzoku Co., Ltd..........................................     900    7,237
    Nippon Kodoshi Corp..............................................     800   10,465
    Nippon Koei Co., Ltd.............................................   3,200   98,997
    Nippon Light Metal Holdings Co., Ltd............................. 186,000  361,777
    Nippon Paper Industries Co., Ltd.................................  29,800  513,681
    Nippon Pillar Packing Co., Ltd...................................   6,900   92,951
    Nippon Piston Ring Co., Ltd......................................   2,200   27,897
    Nippon Road Co., Ltd. (The)......................................   2,100  128,314
    Nippon Seisen Co., Ltd...........................................   1,200   30,591
    Nippon Sheet Glass Co., Ltd......................................  26,700  167,284
    Nippon Signal Co., Ltd...........................................  14,500  167,092
    Nippon Soda Co., Ltd.............................................   7,500  199,766
    Nippon Steel Trading Corp........................................   4,700  196,779
    Nippon Thompson Co., Ltd.........................................  17,000   75,916
    Nippon Yakin Kogyo Co., Ltd......................................   4,400   96,586
    Nippon Yusen K.K.................................................  49,800  894,661
    Nipro Corp.......................................................   8,900  104,358
    Nishimatsu Construction Co., Ltd.................................  17,800  370,612
    Nishimatsuya Chain Co., Ltd......................................  14,000  124,587
    Nishimoto Co., Ltd...............................................     400   12,897
    Nishi-Nippon Financial Holdings, Inc.............................  43,100  319,381
    Nishio Rent All Co., Ltd.........................................   4,800  128,953
    Nissan Shatai Co., Ltd...........................................  18,400  169,564
    Nissan Tokyo Sales Holdings Co., Ltd.............................   4,700   13,094
    Nissei Plastic Industrial Co., Ltd...............................   3,700   38,196
    Nissha Co., Ltd..................................................   8,000   83,317
    Nisshin Fudosan Co...............................................   7,500   34,956
    Nisshin Oillio Group, Ltd. (The).................................   7,100  248,619
    Nisshinbo Holdings, Inc..........................................  50,604  421,317
    Nissin Corp......................................................   4,100   64,895
    Nissin Electric Co., Ltd.........................................   8,100   94,825
    Nissin Kogyo Co., Ltd............................................  12,400  253,939
    Nitta Corp.......................................................   5,600  163,333
    Nitta Gelatin, Inc...............................................   3,800   24,864
    Nittetsu Mining Co., Ltd.........................................   1,600   67,114
    Nitto Boseki Co., Ltd............................................   6,000  182,912
    Nitto Fuji Flour Milling Co., Ltd................................     400   23,424
    Nitto Kogyo Corp.................................................   7,100  149,172

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Nitto Kohki Co., Ltd.............................................   3,400 $ 73,338
    Nitto Seiko Co., Ltd.............................................   8,700   48,916
    Nittoc Construction Co., Ltd.....................................   2,000   13,185
    Noda Corp........................................................   1,700   12,334
    NOK Corp.........................................................  27,700  433,866
    Noritake Co., Ltd................................................   3,000  137,825
    Noritsu Koki Co., Ltd............................................   6,100   88,021
    Noritz Corp......................................................  10,000  123,619
    North Pacific Bank, Ltd..........................................  85,900  184,705
    Nozawa Corp......................................................   1,400    8,811
    NS United Kaiun Kaisha, Ltd......................................   2,900   65,670
    NTN Corp......................................................... 135,100  418,885
    NuFlare Technology, Inc..........................................     600   44,702
    Odelic Co., Ltd..................................................   1,100   40,445
    Oenon Holdings, Inc..............................................   8,600   31,694
    Ogaki Kyoritsu Bank, Ltd. (The)..................................  11,000  265,320
    Ohara, Inc.......................................................   2,000   27,498
    Ohmoto Gumi Co., Ltd.............................................     200    8,981
    OIE Sangyo Co., Ltd..............................................     200    2,419
    Oiles Corp.......................................................   6,700  101,884
    Oita Bank, Ltd. (The)............................................   4,300  118,852
    Okabe Co., Ltd...................................................  10,500   88,900
    Okada Aiyon Corp.................................................   1,100   13,667
    Okamura Corp.....................................................  11,100  111,316
    Okasan Securities Group, Inc.....................................  44,400  156,785
    Oki Electric Industry Co., Ltd...................................  10,200  136,889
    OKUMA Corp.......................................................   7,200  430,201
    Okumura Corp.....................................................   8,700  246,432
    Okura Industrial Co., Ltd........................................   1,800   33,125
    Okuwa Co., Ltd...................................................   7,000   88,023
    Olympic Group Corp...............................................   2,600   14,713
    Onoken Co., Ltd..................................................   5,000   65,566
    Onward Holdings Co., Ltd.........................................  31,200  180,372
    Organo Corp......................................................   2,400  131,224
    Orient Corp......................................................  82,300  120,234
    Origin Co., Ltd..................................................   1,300   18,076
    Osaka Organic Chemical Industry, Ltd.............................   3,700   41,253
    Osaka Soda Co., Ltd..............................................   3,900  110,403
    Osaki Electric Co., Ltd..........................................  12,400   85,856
    OSJB Holdings Corp...............................................  12,500   30,433
    OUG Holdings, Inc................................................     600   15,812
    Ozu Corp.........................................................   1,300   22,352
    Pacific Industrial Co., Ltd......................................  12,200  166,472
    Pacific Metals Co., Ltd..........................................   2,600   62,167
    Pack Corp. (The).................................................   1,600   56,380
    Paltek Corp......................................................   2,400   11,782
    Paramount Bed Holdings Co., Ltd..................................   1,300   49,708
    Parco Co., Ltd...................................................   7,500   90,382
    Parker Corp......................................................   2,000    8,982
    PC Depot Corp....................................................   8,100   35,988
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   6,000   30,004
    Penta-Ocean Construction Co., Ltd................................  63,500  389,536
    Piolax, Inc......................................................   8,300  162,324
    Press Kogyo Co., Ltd.............................................  29,000  123,003
    Pressance Corp...................................................   8,900  145,438
    Prima Meat Packers, Ltd..........................................   1,900   46,952
    Proto Corp.......................................................   5,200   56,271
    PS Mitsubishi Construction Co., Ltd..............................  10,400   74,405
    Punch Industry Co., Ltd..........................................   4,100   20,404

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Raiznext Corp....................................................  8,600 $ 87,372
    Rasa Corp........................................................  1,900   15,177
    Rasa Industries, Ltd.............................................  1,600   21,874
    Raysum Co., Ltd..................................................  4,400   46,451
    Rengo Co., Ltd................................................... 31,200  226,232
    Restar Holdings Corp.............................................  2,400   40,784
    Retail Partners Co., Ltd.........................................  5,400   44,495
    Riberesute Corp..................................................  2,000   16,162
    Ricoh Leasing Co., Ltd...........................................  4,800  161,753
    Right On Co., Ltd................................................  6,100   32,092
    Riken Corp.......................................................  2,600   96,468
    Riken Keiki Co., Ltd.............................................  4,100   80,518
    Riken Technos Corp............................................... 11,500   54,445
    Riken Vitamin Co., Ltd...........................................  1,400   49,926
    Rion Co., Ltd....................................................  1,200   28,610
    Rix Corp.........................................................    600    8,777
    Roland DG Corp...................................................  3,200   62,882
    Ryobi, Ltd.......................................................  7,300  135,869
    Ryoden Corp......................................................  4,800   72,659
    Ryosan Co., Ltd..................................................  2,600   67,503
    S LINE Co., Ltd..................................................  1,800   16,166
    Sac's Bar Holdings, Inc..........................................  2,500   20,611
    Sakai Chemical Industry Co., Ltd.................................  4,000   99,801
    Sakai Heavy Industries, Ltd......................................    700   20,207
    Sakai Ovex Co., Ltd..............................................  1,400   24,137
    Sakata INX Corp.................................................. 11,400  128,855
    Sala Corp........................................................ 16,900  101,384
    SAMTY Co., Ltd...................................................  4,500   84,786
    San Holdings, Inc................................................  2,200   22,916
    San ju San Financial Group, Inc..................................  4,330   67,097
    San-A Co., Ltd...................................................  2,800  132,586
    San-Ai Oil Co., Ltd.............................................. 16,300  170,649
*   Sanden Holdings Corp.............................................  4,900   31,910
    Sanei Architecture Planning Co., Ltd.............................  3,100   44,307
    San-In Godo Bank, Ltd. (The)..................................... 41,300  242,251
    Sanken Electric Co., Ltd.........................................  6,600  154,926
    Sanki Engineering Co., Ltd....................................... 12,700  154,682
    Sanko Gosei, Ltd.................................................  2,000    7,877
    Sanko Metal Industrial Co., Ltd..................................  1,000   24,262
    Sankyo Tateyama, Inc.............................................  7,700   83,888
    Sanoh Industrial Co., Ltd........................................  7,100   88,818
    Sansei Landic Co., Ltd...........................................  1,300   11,566
    Sansei Technologies, Inc.........................................    800    6,847
    Sansha Electric Manufacturing Co., Ltd...........................  4,900   34,790
    Sanshin Electronics Co., Ltd.....................................  1,700   24,257
    Sanyo Chemical Industries, Ltd...................................  3,500  166,990
    Sanyo Denki Co., Ltd.............................................  2,800  130,721
    Sanyo Housing Nagoya Co., Ltd....................................  2,800   24,668
    Sanyo Special Steel Co., Ltd.....................................  4,600   58,258
    Sanyo Trading Co., Ltd...........................................  2,300   45,790
    Sapporo Holdings, Ltd............................................  8,100  203,700
    Sato Shoji Corp..................................................  5,000   42,055
    Satori Electric Co., Ltd.........................................  4,200   35,749
    Sawada Holdings Co., Ltd.........................................  6,000   51,130
    Saxa Holdings, Inc...............................................  1,300   22,265
    Scroll Corp......................................................  8,200   25,690
    SEC Carbon, Ltd..................................................    600   46,092
    Secom Joshinetsu Co., Ltd........................................    945   30,907
    Seika Corp.......................................................  3,500   44,427

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Seikitokyu Kogyo Co., Ltd........................................   9,900 $ 70,982
    Seiko Holdings Corp..............................................   7,700  189,081
    Seiko PMC Corp...................................................   2,300   17,918
    Seino Holdings Co., Ltd..........................................  44,600  573,466
    Seiren Co., Ltd..................................................   5,500   67,805
    Sekisui Plastics Co., Ltd........................................   8,100   59,709
    Senko Group Holdings Co., Ltd....................................  31,900  256,590
    Senshu Electric Co., Ltd.........................................   2,300   60,281
    Senshu Ikeda Holdings, Inc.......................................  78,000  139,891
*   Senshukai Co., Ltd...............................................   7,900   22,252
    Shibaura Electronics Co., Ltd....................................     600   17,809
    Shibaura Mechatronics Corp.......................................     900   29,938
    Shibusawa Warehouse Co., Ltd. (The)..............................   3,100   60,232
    Shiga Bank, Ltd. (The)...........................................  13,200  318,107
    Shikibo, Ltd.....................................................   2,500   21,650
    Shikoku Bank, Ltd. (The).........................................  11,200  106,753
    Shikoku Chemicals Corp...........................................   9,600  112,686
    Shima Seiki Manufacturing, Ltd...................................   4,100   98,030
    Shimachu Co., Ltd................................................   8,600  233,286
    Shimamura Co., Ltd...............................................     500   42,352
    Shimizu Bank, Ltd. (The).........................................   3,400   61,373
    Shimojima Co., Ltd...............................................   2,900   32,349
    Shin Nippon Air Technologies Co., Ltd............................     700   13,908
    Shin Nippon Biomedical Laboratories, Ltd.........................   4,500   26,982
    Shinagawa Refractories Co., Ltd..................................   1,700   45,727
    Shindengen Electric Manufacturing Co., Ltd.......................   2,400   81,565
    Shin-Etsu Polymer Co., Ltd.......................................  13,600  116,534
    Shinko Electric Industries Co., Ltd..............................  23,000  224,466
    Shinko Shoji Co., Ltd............................................   9,800   84,010
    Shinmaywa Industries, Ltd........................................   6,000   73,914
    Shinnihon Corp...................................................   7,700   60,485
    Shinoken Group Co., Ltd..........................................   5,100   52,492
    Shinsei Bank, Ltd................................................  44,000  685,949
    Shinsho Corp.....................................................   1,500   35,517
    Shizuki Electric Co., Inc........................................   3,000   16,475
    Shizuoka Gas Co., Ltd............................................  14,200  122,764
    Shofu, Inc.......................................................   3,200   50,423
    Showa Corp.......................................................  14,200  296,704
    Showa Sangyo Co., Ltd............................................   2,600   75,511
    Sigma Koki Co., Ltd..............................................     900   11,010
    Sinanen Holdings Co., Ltd........................................   2,300   41,941
    Sinfonia Technology Co., Ltd.....................................   7,000   85,980
    Sinko Industries, Ltd............................................   3,700   62,662
    SK-Electronics Co., Ltd..........................................   2,400   48,705
    SKY Perfect JSAT Holdings, Inc...................................  43,800  180,894
    SMK Corp.........................................................   1,500   43,273
    Soda Nikka Co., Ltd..............................................   6,400   39,808
    Sodick Co., Ltd..................................................  13,600  117,625
    Sojitz Corp...................................................... 182,200  573,482
    Soken Chemical & Engineering Co., Ltd............................   1,600   18,212
    Space Co., Ltd...................................................   2,320   26,879
    Space Value Holdings Co., Ltd....................................   7,300   34,965
    SPK Corp.........................................................     600   15,687
    St Marc Holdings Co., Ltd........................................   2,000   44,614
    Starzen Co., Ltd.................................................   2,200   92,733
    St-Care Holding Corp.............................................   1,600    7,753
    Step Co., Ltd....................................................     900   11,816
    Sugimoto & Co., Ltd..............................................   3,600   67,534
    Sumida Corp......................................................   7,600   84,926

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Suminoe Textile Co., Ltd.........................................  1,700 $   46,918
    Sumitomo Bakelite Co., Ltd.......................................  1,900     78,784
    Sumitomo Densetsu Co., Ltd.......................................  4,600     96,060
    Sumitomo Forestry Co., Ltd....................................... 36,400    528,329
    Sumitomo Mitsui Construction Co., Ltd............................ 19,700    111,800
    Sumitomo Osaka Cement Co., Ltd...................................  5,400    235,721
*   Sumitomo Precision Products Co., Ltd.............................    600     19,625
    Sumitomo Riko Co., Ltd........................................... 12,000    104,415
    Sumitomo Rubber Industries, Ltd.................................. 51,754    685,940
    Sumitomo Seika Chemicals Co., Ltd................................  2,600     82,762
    Sun Frontier Fudousan Co., Ltd...................................  8,200     99,769
    Suncall Corp.....................................................  7,300     32,782
    Sun-Wa Technos Corp..............................................  2,500     24,437
    Suzuki Co., Ltd..................................................  3,000     21,767
    SWCC Showa Holdings Co., Ltd.....................................  8,500     73,786
    T Hasegawa Co., Ltd.............................................. 10,400    193,822
    T RAD Co., Ltd...................................................  1,700     33,199
    T&K Toka Co., Ltd................................................  6,700     64,209
    Tachibana Eletech Co., Ltd.......................................  5,300     88,705
    Tachikawa Corp...................................................  2,800     36,720
    Tachi-S Co., Ltd.................................................  8,500    112,893
    Tadano, Ltd...................................................... 27,900    252,892
    Taihei Dengyo Kaisha, Ltd........................................  5,000    117,970
    Taiheiyo Cement Corp............................................. 22,900    647,817
    Taiheiyo Kouhatsu, Inc...........................................  1,500     11,552
    Taiho Kogyo Co., Ltd.............................................  6,200     49,591
    Taikisha, Ltd....................................................  6,700    216,733
    Taiko Bank, Ltd. (The)...........................................  2,400     38,632
    Taisei Lamick Co., Ltd...........................................  1,100     29,942
    Taiyo Yuden Co., Ltd............................................. 28,500    753,709
    Takachiho Koheki Co., Ltd........................................  1,600     16,828
    Takamatsu Construction Group Co., Ltd............................  4,100     98,659
    Takamatsu Machinery Co., Ltd.....................................  2,400     19,201
    Takaoka Toko Co., Ltd............................................  3,700     41,981
    Takara Leben Co., Ltd............................................ 22,200     94,510
    Takara Standard Co., Ltd......................................... 10,400    182,398
    Takasago International Corp......................................  4,100    102,895
    Takasago Thermal Engineering Co., Ltd............................  2,500     45,228
    Takashima & Co., Ltd.............................................    700     11,275
    Takashimaya Co., Ltd............................................. 46,900    544,416
    Take And Give Needs Co., Ltd.....................................  2,900     33,670
    TAKEBISHI Corp...................................................  2,800     37,075
    Takeei Corp......................................................  6,700     77,799
    Takeuchi Manufacturing Co., Ltd..................................  4,100     64,068
    Takihyo Co., Ltd.................................................  1,600     28,109
    Takisawa Machine Tool Co., Ltd...................................  1,800     22,388
    Tamron Co., Ltd..................................................  2,900     63,327
    Tamura Corp...................................................... 23,300    133,442
    Tatsuta Electric Wire and Cable Co., Ltd......................... 11,500     63,063
    Tayca Corp.......................................................  4,400     86,798
    Tbk Co., Ltd.....................................................  9,300     38,917
    TECHNO ASSOCIE Co., Ltd..........................................  1,200     10,660
    Techno Smart Corp................................................  1,500     15,180
    Teijin, Ltd...................................................... 53,200  1,066,039
    Tekken Corp......................................................  3,900    104,561
    THK Co., Ltd.....................................................  4,700    135,150
    Tigers Polymer Corp..............................................  2,700     15,704
    Toa Corp.........................................................  6,000     68,945
    Toa Corp.........................................................  4,300     57,849

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                        SHARES VALUE>>
                                                                        ------ --------
JAPAN -- (Continued)
     Toa Oil Co., Ltd..................................................  2,000 $ 45,884
     TOA ROAD Corp.....................................................  1,700   56,265
     Tobishima Corp....................................................  5,740   76,975
     TOC Co., Ltd...................................................... 12,300   89,334
     Tochigi Bank, Ltd. (The).......................................... 31,600   66,353
     Toda Corp.........................................................  4,300   26,860
     Toda Kogyo Corp...................................................  1,200   24,878
     Toenec Corp.......................................................  3,000   97,866
     Toho Acetylene Co., Ltd...........................................  1,200   15,306
     Toho Bank, Ltd. (The)............................................. 56,100  137,326
     Toho Chemical Industry Co., Ltd...................................  3,000   14,022
     Toho Co., Ltd.....................................................  2,100   33,875
     Toho Holdings Co., Ltd............................................ 10,200  258,697
     Toho Zinc Co., Ltd................................................  4,600   93,346
     Tohoku Bank, Ltd. (The)...........................................  2,800   25,902
     Tokai Carbon Co., Ltd.............................................  9,100   91,900
     Tokai Lease Co., Ltd..............................................    800   12,192
     Tokai Rika Co., Ltd............................................... 17,000  328,105
     Tokai Tokyo Financial Holdings, Inc............................... 67,300  175,488
     Token Corp........................................................  2,400  153,914
     Tokushu Tokai Paper Co., Ltd......................................  2,500   93,999
     Tokuyama Corp.....................................................  5,300  141,584
     Tokyo Dome Corp................................................... 23,200  204,617
     Tokyo Electron Device, Ltd........................................  2,200   42,086
     Tokyo Energy & Systems, Inc.......................................  8,100   75,531
     Tokyo Keiki, Inc..................................................  3,800   33,446
     Tokyo Kiraboshi Financial Group, Inc..............................  9,800  138,025
     Tokyo Ohka Kogyo Co., Ltd.........................................  6,200  245,541
     Tokyo Rakutenchi Co., Ltd.........................................    900   48,513
     Tokyo Rope Manufacturing Co., Ltd.................................  4,200   44,502
     Tokyo Sangyo Co., Ltd.............................................  4,000   20,851
     Tokyo Seimitsu Co., Ltd...........................................  7,700  247,317
     Tokyo Steel Manufacturing Co., Ltd................................ 14,400  115,930
     Tokyo Tatemono Co., Ltd........................................... 25,400  361,378
     Tokyo Tekko Co., Ltd..............................................  3,900   57,051
     Tokyo Theatres Co., Inc...........................................  3,000   38,721
     Tokyu Construction Co., Ltd....................................... 14,500  114,846
     Tokyu Recreation Co., Ltd.........................................    600   27,979
     Toli Corp......................................................... 12,400   33,466
     Tomato Bank, Ltd..................................................  3,100   30,580
     Tomen Devices Corp................................................    800   19,579
     Tomoe Corp........................................................  6,700   26,035
     Tomoe Engineering Co., Ltd........................................  2,300   50,060
     Tomoegawa Co., Ltd................................................  1,400   12,482
     Tomoku Co., Ltd...................................................  3,200   51,279
     TOMONY Holdings, Inc.............................................. 44,100  153,548
     Tonami Holdings Co., Ltd..........................................  1,600   73,837
     Toppan Forms Co., Ltd............................................. 14,800  147,938
     Topre Corp........................................................  9,300  161,380
     Topy Industries, Ltd..............................................  4,300   87,903
     Torex Semiconductor, Ltd..........................................  2,500   33,449
     Torishima Pump Manufacturing Co., Ltd.............................  5,200   49,516
     Tosei Corp........................................................  9,200  116,047
     Toshiba Machine Co., Ltd..........................................  6,300  140,977
     Totech Corp.......................................................    600   13,059
     Tottori Bank, Ltd. (The)..........................................  3,000   39,375
     Towa Bank, Ltd. (The).............................................  9,700   82,362
     Towa Corp.........................................................  8,100   79,657
     Toyo Construction Co., Ltd........................................ 24,700  116,060

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Toyo Denki Seizo K.K.............................................  1,900 $ 27,472
*   Toyo Engineering Corp............................................  4,800   30,574
    Toyo Ink SC Holdings Co., Ltd.................................... 11,100  270,530
    Toyo Kanetsu K.K.................................................  2,900   54,443
    Toyo Logistics Co., Ltd..........................................  6,200   18,582
    Toyo Machinery & Metal Co., Ltd..................................  5,300   28,553
    Toyo Securities Co., Ltd......................................... 18,000   28,663
    Toyo Seikan Group Holdings, Ltd.................................. 30,600  483,583
    Toyo Tanso Co., Ltd..............................................  4,200   99,236
    Toyo Tire Corp................................................... 29,300  408,684
    Toyo Wharf & Warehouse Co., Ltd..................................  1,800   23,632
    Toyobo Co., Ltd.................................................. 28,600  386,587
    Toyoda Gosei Co., Ltd............................................ 19,200  449,178
    Toyota Boshoku Corp.............................................. 16,000  235,085
    TPR Co., Ltd.....................................................  6,800  121,734
    TS Tech Co., Ltd.................................................  7,000  224,192
    Tsubakimoto Chain Co.............................................  7,600  259,661
    Tsubakimoto Kogyo Co., Ltd.......................................  1,000   41,047
    Tsudakoma Corp...................................................    800    9,232
    Tsugami Corp..................................................... 15,100  139,506
    Tsukada Global Holdings, Inc.....................................  5,400   30,335
    Tsukishima Kikai Co., Ltd........................................  7,700  118,606
    Tsukuba Bank, Ltd................................................ 24,100   48,012
    Tsurumi Manufacturing Co., Ltd...................................  5,300  104,480
    Tv Tokyo Holdings Corp...........................................  3,900   81,184
    UACJ Corp........................................................ 10,100  185,012
    Ube Industries, Ltd.............................................. 32,800  702,286
    Uchida Yoko Co., Ltd.............................................  3,200  125,748
    Uchiyama Holdings Co., Ltd.......................................  2,100   10,163
    Ueki Corp........................................................    500   12,160
    Ulvac, Inc....................................................... 12,100  529,368
    Uniden Holdings Corp.............................................  2,100   38,103
    UNIMAT Retirement Community Co., Ltd.............................  1,300   18,870
    Union Tool Co....................................................  1,000   31,869
    Unipres Corp..................................................... 12,400  202,811
    United Super Markets Holdings, Inc............................... 16,000  143,916
    Urbanet Corp. Co., Ltd...........................................  7,300   27,599
    Utoc Corp........................................................  3,300   17,037
    Valor Holdings Co., Ltd..........................................  6,100  104,080
    Vital KSK Holdings, Inc.......................................... 12,300  125,589
    Wacoal Holdings Corp.............................................  9,300  244,510
    Wakachiku Construction Co., Ltd..................................  4,600   69,903
    Wakita & Co., Ltd................................................ 11,300  114,220
    Warabeya Nichiyo Holdings Co., Ltd...............................  3,900   68,658
    Watts Co., Ltd...................................................  2,500   14,181
    Wood One Co., Ltd................................................  1,200   12,720
    Xebio Holdings Co., Ltd..........................................  8,300   93,013
    YAC Holdings Co., Ltd............................................  1,800   13,936
    Yachiyo Industry Co., Ltd........................................  3,600   21,706
    Yagi & Co., Ltd..................................................    800   11,840
    Yahagi Construction Co., Ltd.....................................  8,800   62,441
    YAMABIKO Corp.................................................... 11,300  128,279
    Yamagata Bank, Ltd. (The)........................................  7,400  104,418
    Yamaguchi Financial Group, Inc................................... 64,828  454,853
    Yamaichi Electronics Co., Ltd....................................  4,200   56,773
    Yamanashi Chuo Bank, Ltd. (The)..................................  9,500   94,805
    Yamashina Corp................................................... 27,600   17,836
    Yamatane Corp....................................................  1,500   19,612
    Yamaya Corp......................................................  1,800   35,013

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
JAPAN -- (Continued)
    Yamazawa Co., Ltd................................................     800 $     12,245
    Yamazen Corp.....................................................   6,900       63,706
    Yashima Denki Co., Ltd...........................................   4,000       32,863
    Yellow Hat, Ltd..................................................   9,600      156,292
    Yokogawa Bridge Holdings Corp....................................   8,700      159,271
    Yokohama Reito Co., Ltd..........................................  14,900      147,805
    Yokohama Rubber Co., Ltd. (The)..................................  30,600      683,458
    Yondenko Corp....................................................   1,000       25,594
    Yondoshi Holdings, Inc...........................................   4,500      109,572
    Yorozu Corp......................................................   6,400       81,791
    Yotai Refractories Co., Ltd......................................   5,200       35,002
    Yuasa Funashoku Co., Ltd.........................................     500       16,958
    Yuasa Trading Co., Ltd...........................................   4,500      139,603
    Yurtec Corp......................................................  11,800       72,963
    Yushiro Chemical Industry Co., Ltd...............................   2,100       27,674
    Zaoh Co., Ltd....................................................   1,700       23,252
    Zeon Corp........................................................  13,100      149,231
    Zojirushi Corp...................................................  11,500      176,472
                                                                              ------------
TOTAL JAPAN..........................................................          106,233,416
                                                                              ------------
MALAYSIA -- (0.8%)
    Duopharma Biotech Bhd............................................  47,016       15,070
#   Aeon Co. M Bhd...................................................  96,500       38,286
    AFFIN Bank Bhd...................................................  76,600       35,542
    AirAsia Group Bhd................................................ 278,600      127,199
    Alliance Bank Malaysia Bhd....................................... 160,800      110,662
    Allianz Malaysia Bhd.............................................  10,200       33,696
    AMMB Holdings Bhd................................................ 326,900      311,818
    Ann Joo Resources Bhd............................................  56,200       15,040
#*  Bahvest Resources Bhd............................................  99,300       12,352
*   Berjaya Assets Bhd............................................... 139,400        9,835
#*  Berjaya Corp. Bhd................................................ 507,733       29,131
    Berjaya Food Bhd.................................................  50,600       18,027
    BIMB Holdings Bhd................................................  54,400       55,313
    Boustead Holdings Bhd............................................ 106,008       25,340
#   Boustead Plantations Bhd......................................... 114,100       16,559
#*  Bumi Armada Bhd.................................................. 415,900       44,680
    CAB Cakaran Corp. Bhd............................................  55,500        6,415
    Cahya Mata Sarawak Bhd........................................... 111,300       64,379
*   Coastal Contracts Bhd............................................  28,800        7,850
    Cypark Resources Bhd.............................................  33,050       11,058
    Dagang NeXchange Bhd............................................. 205,700       13,743
*   Dayang Enterprise Holdings Bhd...................................  66,400       30,895
    DRB-Hicom Bhd.................................................... 155,700       94,108
    Eastern & Oriental Bhd........................................... 142,981       22,226
*   Eco World Development Group Bhd.................................. 232,300       36,099
*   FGV Holdings Bhd................................................. 358,300       94,143
    Gadang Holdings Bhd..............................................  82,250       13,472
    Gamuda Bhd....................................................... 391,100      349,720
    George Kent Malaysia Bhd.........................................  66,200       16,280
    GuocoLand Malaysia Bhd...........................................  51,700        8,223
#*  Hengyuan Refining Co. Bhd........................................  19,200       19,654
    Hiap Teck Venture Bhd............................................ 209,200        9,981
    IGB Bhd..........................................................  51,064       33,569
    IJM Corp. Bhd.................................................... 585,600      301,082
    Insas Bhd........................................................ 171,000       34,939
    IOI Properties Group Bhd......................................... 266,749       66,304
#*  JAKS Resources Bhd...............................................  84,700       21,439
    Jaya Tiasa Holdings Bhd..........................................  64,000        8,263

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
MALAYSIA -- (Continued)
    Kenanga Investment Bank Bhd......................................  81,600 $    9,360
    Kerjaya Prospek Group Bhd........................................  39,500     12,556
*   KNM Group Bhd.................................................... 444,200     48,205
*   Kretam Holdings Bhd.............................................. 135,700     11,884
*   Landmarks Bhd....................................................  79,900      8,989
    LBS Bina Group Bhd............................................... 119,020     14,085
    Lii Hen Industries Bhd...........................................  15,400     11,261
    Lotte Chemical Titan Holding Bhd.................................  37,200     22,060
    Magni-Tech Industries Bhd........................................  28,266     17,178
    Magnum Bhd....................................................... 143,000     95,751
#   Mah Sing Group Bhd............................................... 217,100     39,465
#   Malayan Flour Mills Bhd..........................................  85,950     14,462
    Malaysia Airports Holdings Bhd................................... 158,800    300,560
#   Malaysia Building Society Bhd.................................... 106,400     22,263
    Malaysian Pacific Industries Bhd.................................  18,800     48,144
    Malaysian Resources Corp. Bhd.................................... 373,000     65,942
    Matrix Concepts Holdings Bhd.....................................  66,750     30,179
*   Media Prima Bhd.................................................. 118,600     10,342
#   Mega First Corp. Bhd.............................................  32,300     34,152
    MKH Bhd..........................................................  42,400     12,873
#   MMC Corp. Bhd.................................................... 147,400     35,556
*   MNRB Holdings Bhd................................................ 100,359     27,571
*   MPHB Capital Bhd................................................. 107,000     27,369
#   Muda Holdings Bhd................................................  36,200     13,575
    Muhibbah Engineering M Bhd.......................................  57,500     32,824
#*  Mulpha International Bhd.........................................  20,120      9,574
    Paramount Corp. Bhd..............................................  41,580     12,527
    Petron Malaysia Refining & Marketing Bhd.........................  17,400     21,050
#   Pos Malaysia Bhd................................................. 108,200     39,785
    RGB International Bhd............................................ 107,100      4,731
    Sapura Energy Bhd................................................ 854,800     54,123
    Sarawak Oil Palms Bhd............................................  45,385     25,526
    Sime Darby Bhd...................................................  76,200     41,316
    SP Setia Bhd Group............................................... 250,557     72,473
    Supermax Corp. Bhd...............................................  57,800     20,295
    Ta Ann Holdings Bhd..............................................  39,440     22,533
    TA Enterprise Bhd................................................ 239,700     34,976
    TA Global Bhd.................................................... 119,500      6,724
    Taliworks Corp. Bhd.............................................. 147,666     32,130
    Tan Chong Motor Holdings Bhd.....................................  37,700     12,075
    Tropicana Corp. Bhd.............................................. 111,893     22,086
#   TSH Resources Bhd................................................  96,200     20,661
    Tune Protect Group Bhd...........................................  80,800     11,583
    UEM Edgenta Bhd..................................................  59,000     45,037
*   UEM Sunrise Bhd.................................................. 347,300     56,843
    UMW Holdings Bhd.................................................  60,200     63,786
#   United Malacca Bhd...............................................  15,200     18,555
    UOA Development Bhd.............................................. 136,700     65,367
*   Velesto Energy Bhd............................................... 594,639     50,432
*   Vivocom International Holdings Bhd............................... 574,167      2,061
*   Vizione Holdings Bhd.............................................  93,300     18,941
    VS Industry Bhd.................................................. 246,200     82,307
*   WCT Holdings Bhd................................................. 174,737     37,409
*   YNH Property Bhd.................................................  52,616     32,462
    YTL Corp. Bhd.................................................... 685,582    142,556
                                                                              ----------
TOTAL MALAYSIA.......................................................          4,208,922
                                                                              ----------
MEXICO -- (0.7%)
    ALEATICA S.A.B. de C.V...........................................  24,175     25,135

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MEXICO -- (Continued)
    Alfa S.A.B. de C.V., Class A.....................................   568,712 $  494,905
    Alpek S.A.B. de C.V..............................................    60,179     65,039
    Banco del Bajio SA...............................................    97,519    157,559
    Cemex S.A.B. de C.V.............................................. 1,491,633    560,627
    Cia Minera Autlan S.A.B. de C.V., Series B, Class B..............    33,523     16,939
    Consorcio ARA S.A.B. de C.V......................................   158,657     29,774
    Corp. Actinver S.A.B. de C.V.....................................    15,000      9,065
    Corpovael S.A. de C.V............................................    10,092      4,732
    Credito Real S.A.B. de C.V. SOFOM ER.............................    85,399    105,747
    Cydsa S.A.B. de C.V..............................................     1,721      2,326
*   Genomma Lab Internacional S.A.B. de C.V., Class B................   119,715    126,645
    Gentera S.A.B. de C.V............................................   134,521    132,867
*   Grupo Aeromexico S.A.B. de C.V...................................    57,440     44,521
    Grupo Cementos de Chihuahua S.A.B. de C.V........................    27,500    153,122
    Grupo Comercial Chedraui S.A. de C.V.............................   125,474    175,657
*   Grupo Famsa S.A.B. de C.V., Class A..............................    33,963      9,552
    Grupo Herdez S.A.B. de C.V.......................................    11,866     24,174
*   Grupo Hotelero Santa Fe S.A.B. de C.V............................    34,842      9,908
    Grupo Industrial Saltillo S.A.B. de C.V..........................    27,431     34,195
    Grupo Sanborns S.A.B. de C.V.....................................    56,188     67,181
*   Grupo Simec S.A.B. de C.V., Class B..............................    17,895     56,281
    Grupo Televisa S.A.B.............................................    25,986     57,426
*   Hoteles City Express S.A.B. de C.V...............................    61,700     53,083
    Industrias Bachoco S.A.B. de C.V., Class B.......................    42,735    192,120
*   Industrias CH S.A.B. de C.V., Class B............................    36,248    156,324
    Industrias Penoles S.A.B. de C.V.................................     7,491     89,215
*   La Comer S.A.B. de C.V...........................................   126,235    170,685
*   Minera Frisco S.A.B. de C.V......................................    67,836     14,564
*   Minera Frisco S.A.B. de C.V., Class A1...........................   115,113     24,355
    Nemak S.A.B. de C.V..............................................   128,545     54,795
    Orbia Advance Corp. S.A.B. de C.V................................    28,456     61,597
    Organizacion Cultiba S.A.B. de C.V...............................    69,200     42,215
    Organizacion Soriana S.A.B. de C.V., Class B.....................    40,351     51,937
    Qualitas Controladora S.A.B. de C.V..............................    23,988    103,738
    Regional S.A.B. de C.V...........................................    21,120    112,448
    TV Azteca S.A.B. de C.V..........................................   207,678      8,961
    Unifin Financiera S.A.B. de C.V..................................    11,458     19,477
    Vitro S.A.B. de C.V., Class A....................................    22,198     48,985
                                                                                ----------
TOTAL MEXICO.........................................................            3,567,876
                                                                                ----------
NETHERLANDS -- (1.9%)
    Accell Group NV..................................................     3,742     92,952
    Aegon NV.........................................................   127,531    553,272
    Aegon NV.........................................................    10,193     44,034
    APERAM SA........................................................    14,890    381,512
    Arcadis NV.......................................................    21,846    431,896
    ASM International NV.............................................    12,430  1,253,214
    ASR Nederland NV.................................................    44,759  1,640,802
    Boskalis Westminster.............................................    26,729    588,334
    Brunel International NV..........................................     4,689     43,422
    ForFarmers NV....................................................     5,755     34,916
*   Fugro NV.........................................................    14,386    130,405
*   Heijmans NV......................................................     6,987     56,579
    Hunter Douglas NV................................................       778     49,838
    Intertrust NV....................................................    11,169    212,617
    Kendrion NV......................................................     2,302     48,906
    Koninklijke BAM Groep NV.........................................    82,585    209,670
    Koninklijke Vopak NV.............................................    13,369    734,435
*   Lucas Bols NV....................................................     1,767     28,070

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
NETHERLANDS -- (Continued)
    Ordina NV........................................................  26,153 $   53,435
    Randstad NV......................................................  28,886  1,603,082
    SBM Offshore NV..................................................  44,899    774,306
    Signify NV.......................................................  30,082    881,404
    TomTom NV........................................................   6,128     69,402
    Van Lanschot Kempen NV...........................................   3,533     81,457
                                                                              ----------
TOTAL NETHERLANDS....................................................          9,997,960
                                                                              ----------
NEW ZEALAND -- (0.4%)
    Abano Healthcare Group, Ltd......................................   4,484     13,399
    Air New Zealand, Ltd............................................. 129,552    234,535
    Arvida Group, Ltd................................................  57,191     55,338
    Briscoe Group, Ltd...............................................  10,705     25,041
    Chorus, Ltd......................................................  92,026    312,901
    Comvita, Ltd.....................................................   4,754      9,154
    Fletcher Building, Ltd........................................... 117,718    345,871
    Heartland Group Holdings, Ltd....................................  87,264     91,644
    Kathmandu Holdings, Ltd..........................................  37,221     74,858
    Metlifecare, Ltd.................................................  35,960    111,093
    NEW Zealand King Salmon Investments, Ltd.........................   7,515     11,005
    New Zealand Refining Co., Ltd. (The).............................  37,173     48,817
    NZME, Ltd........................................................  15,550      3,880
    NZME, Ltd........................................................  28,793      7,352
    Oceania Healthcare, Ltd..........................................  56,233     37,131
    PGG Wrightson, Ltd...............................................   2,747      4,330
    Sanford, Ltd.....................................................   7,981     36,328
    Scales Corp., Ltd................................................   3,874     12,976
    SKY Network Television, Ltd......................................  66,134     38,220
    SKYCITY Entertainment Group, Ltd................................. 123,580    309,609
    Steel & Tube Holdings, Ltd.......................................  30,627     17,665
    Summerset Group Holdings, Ltd....................................  43,592    183,714
    Tourism Holdings, Ltd............................................  15,088     34,318
*   TOWER, Ltd.......................................................  65,261     28,463
    Turners Automotive Group, Ltd....................................  14,592     23,664
    Warehouse Group, Ltd. (The)......................................  13,394     22,850
                                                                              ----------
TOTAL NEW ZEALAND....................................................          2,094,156
                                                                              ----------
NORWAY -- (0.6%)
*   Akastor ASA......................................................  22,420     25,424
*   Aker Solutions ASA...............................................  38,204     88,208
    American Shipping Co. ASA........................................   8,329     32,505
*   Archer, Ltd......................................................   9,188      3,477
    Austevoll Seafood ASA............................................   6,342     64,042
*   Avance Gas Holding, Ltd..........................................   7,335     33,507
*   Axactor SE.......................................................  24,958     48,362
    B2Holding ASA....................................................  15,873     14,057
    Bonheur ASA......................................................   5,585    110,332
    BW LPG, Ltd......................................................  25,720    180,127
*   BW Offshore, Ltd.................................................  28,748    219,565
    DNO ASA.......................................................... 130,938    159,119
    Europris ASA.....................................................  15,829     42,958
*   FLEX LNG, Ltd....................................................   5,388     49,967
*   Frontline, Ltd...................................................  16,471    173,271
    Hoegh LNG Holdings, Ltd..........................................  13,207     51,039
*   Kongsberg Automotive ASA.........................................  75,985     39,583
    Kongsberg Gruppen ASA............................................   2,907     42,946
    Kvaerner ASA.....................................................  31,342     39,778
*   Norwegian Finans Holding ASA.....................................  23,696    228,859

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
NORWAY -- (Continued)
    Ocean Yield ASA..................................................    13,737 $   76,814
*   Odfjell Drilling, Ltd............................................    25,170     73,008
*   Odfjell SE, Class A..............................................     8,358     26,286
*   Otello Corp. ASA.................................................    27,065     45,454
*   PGS ASA..........................................................    57,126     96,685
*   Prosafe SE.......................................................     8,800      6,896
    Sbanken ASA......................................................    20,792    147,722
    Selvaag Bolig ASA................................................     9,469     52,239
    Solon Eiendom ASA................................................     3,499     12,774
    SpareBank 1 SR-Bank ASA..........................................    37,404    398,561
    Stolt-Nielsen, Ltd...............................................     4,606     56,723
    Storebrand ASA...................................................    44,989    318,049
    Subsea 7 SA......................................................    39,480    370,903
    TGS NOPEC Geophysical Co. ASA....................................     2,132     55,361
    Wallenius Wilhelmsen ASA.........................................     9,122     19,898
*   XXL ASA..........................................................    19,653     40,285
                                                                                ----------
TOTAL NORWAY.........................................................            3,444,784
                                                                                ----------
PHILIPPINES -- (0.3%)
    Alliance Global Group, Inc.......................................   697,900    157,705
*   Altus San Nicolas Corp...........................................     6,942        709
    Belle Corp.......................................................   514,000     20,152
    Cebu Air, Inc....................................................    41,100     74,767
*   CEMEX Holdings Philippines, Inc..................................   237,000     11,722
    China Banking Corp...............................................   156,400     77,671
    Cosco Capital, Inc...............................................   415,800     56,553
    DMCI Holdings, Inc...............................................   180,800     29,210
*   East West Banking Corp...........................................   126,750     31,413
    EEI Corp.........................................................    85,300     17,223
    Filinvest Land, Inc.............................................. 2,215,000     69,784
    First Philippine Holdings Corp...................................    54,620     84,922
*   Global Ferronickel Holdings, Inc.................................   218,117      8,075
    GT Capital Holdings, Inc.........................................     7,225    127,177
    Integrated Micro-Electronics, Inc................................    64,100      9,989
    Lopez Holdings Corp..............................................   459,100     39,018
    LT Group, Inc....................................................   121,200     31,861
    Megaworld Corp................................................... 1,811,000    172,262
    Petron Corp......................................................   450,100     44,423
*   Philex Mining Corp...............................................   153,000     10,653
*   Philippine National Bank.........................................    69,743     61,691
    Phoenix Petroleum Philippines, Inc...............................    68,700     14,888
    Pilipinas Shell Petroleum Corp...................................     3,300      2,211
    Premium Leisure Corp.............................................   648,000      8,550
    RFM Corp.........................................................   131,000     13,906
    Rizal Commercial Banking Corp....................................    55,220     27,952
    Robinsons Land Corp..............................................   360,531    180,690
    Security Bank Corp...............................................    24,060     94,401
*   Top Frontier Investment Holdings, Inc............................     3,550     16,120
    Union Bank Of Philippines........................................    42,760     50,673
    Vista Land & Lifescapes, Inc.....................................   853,600    129,339
                                                                                ----------
TOTAL PHILIPPINES....................................................            1,675,710
                                                                                ----------
POLAND -- (0.3%)
*   AB SA............................................................       754      3,961
    Agora SA.........................................................     7,238     19,150
*   Alior Bank SA....................................................    11,565     81,706
    Asseco Poland SA.................................................    23,157    311,378
*   Bank Ochrony Srodowiska SA.......................................     6,254     11,430

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
POLAND -- (Continued)
*   Bioton SA........................................................     7,143 $    7,936
*   Boryszew SA......................................................    12,442     14,011
    ComArch SA.......................................................       286     13,151
    Cyfrowy Polsat SA................................................    11,523     83,582
    Develia SA.......................................................   119,236     76,446
    Echo Investment SA...............................................    30,168     34,741
*   Enea SA..........................................................    73,544    162,518
*   Fabryki Mebli Forte SA...........................................     2,722     18,326
*   Grupa Azoty SA...................................................     4,854     44,606
    Jastrzebska Spolka Weglowa SA....................................    11,223     57,025
    Kernel Holding SA................................................    15,475    172,027
    Lubelski Wegiel Bogdanka SA......................................     2,965     28,106
*   Netia SA.........................................................    26,226     31,597
*   PGE Polska Grupa Energetyczna SA.................................    62,509    134,029
    PKP Cargo SA.....................................................     8,830     55,501
*   Polnord SA.......................................................     7,163      5,682
    Stalprodukt SA...................................................       500     29,866
*   Tauron Polska Energia SA.........................................   186,130     80,558
    VRG SA...........................................................     9,721     10,312
                                                                                ----------
TOTAL POLAND.........................................................            1,487,645
                                                                                ----------
PORTUGAL -- (0.2%)
    Banco Comercial Portugues SA, Class R............................ 1,789,026    405,705
    EDP Renovaveis SA................................................     9,604    109,546
    Navigator Co. SA (The)...........................................    58,334    210,511
    NOS SGPS SA......................................................    26,931    160,111
    Semapa-Sociedade de Investimento e Gestao........................     5,555     76,504
    Sonae Capital SGPS SA............................................    16,615     13,094
    Sonae SGPS SA....................................................   244,301    246,485
                                                                                ----------
TOTAL PORTUGAL.......................................................            1,221,956
                                                                                ----------
RUSSIA -- (0.2%)
    Etalon Group P.L.C., GDR.........................................    24,217     43,106
    Globaltrans Investment P.L.C., GDR...............................    12,707    108,645
    Magnitogorsk Iron & Steel Works PJSC, GDR........................    24,136    177,112
*   Mail.Ru Group, Ltd., GDR.........................................     4,222     89,675
    O'Key Group SA, GDR..............................................     7,059     11,012
    Ros Agro P.L.C., GDR.............................................     5,719     61,079
    RusHydro PJSC, ADR...............................................   181,277    139,583
    TMK PJSC, GDR....................................................    11,614     37,513
    VEON, Ltd........................................................    84,063    201,751
    VTB Bank PJSC, GDR...............................................    51,288     68,162
                                                                                ----------
TOTAL RUSSIA.........................................................              937,638
                                                                                ----------
SINGAPORE -- (0.6%)
    Accordia Golf Trust..............................................   159,100     67,206
    Avarga, Ltd......................................................   100,900     12,594
    Banyan Tree Holdings, Ltd........................................    47,800     15,627
    Bukit Sembawang Estates, Ltd.....................................     6,400     22,845
    China Aviation Oil Singapore Corp., Ltd..........................    47,300     42,359
    Chip Eng Seng Corp., Ltd.........................................   116,100     52,508
    CITIC Envirotech, Ltd............................................   194,600     49,293
    Del Monte Pacific, Ltd...........................................    61,200      5,887
    Elec & Eltek International Co., Ltd..............................     8,300     12,455
*   Ezion Holdings, Ltd.............................................. 1,083,800     12,826
#*  Ezra Holdings, Ltd...............................................   522,200      3,965
    Far East Orchard, Ltd............................................    37,800     32,480
    Frasers Property, Ltd............................................    71,200     96,311

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SINGAPORE -- (Continued)
    Frencken Group, Ltd..............................................    48,900 $   24,734
    Geo Energy Resources, Ltd........................................    71,400      7,606
    GL, Ltd..........................................................    83,800     48,686
    Golden Agri-Resources, Ltd....................................... 1,419,800    213,113
    GuocoLand, Ltd...................................................    52,500     77,482
*   Halcyon Agri Corp., Ltd..........................................    98,900     33,042
    Hi-P International, Ltd..........................................    38,800     40,870
    Ho Bee Land, Ltd.................................................    50,700     87,146
    Hong Fok Corp., Ltd..............................................    59,290     35,486
*   Hong Leong Asia, Ltd.............................................    61,800     28,346
    Hong Leong Finance, Ltd..........................................    31,300     60,470
    Hotel Grand Central, Ltd.........................................    34,566     33,509
    Hutchison Port Holdings Trust....................................   606,400     93,932
*   Hyflux, Ltd......................................................   124,600      2,492
    Japfa, Ltd.......................................................    63,000     22,682
    Lian Beng Group, Ltd.............................................    88,700     32,952
*   Midas Holdings, Ltd..............................................   343,400      9,087
    NetLink NBN Trust................................................   334,100    228,251
    Olam International, Ltd..........................................    11,700     15,713
    OUE, Ltd.........................................................    79,600     84,786
    Oxley Holdings, Ltd..............................................   206,519     51,529
    QAF, Ltd.........................................................    53,800     29,425
*   Raffles Education Corp., Ltd.....................................   137,540      8,075
    Sembcorp Industries, Ltd.........................................   222,500    373,553
    SIIC Environment Holdings, Ltd...................................   199,500     33,075
    Sinarmas Land, Ltd...............................................   163,500     27,004
    Sing Holdings, Ltd...............................................    63,000     17,815
    Stamford Land Corp., Ltd.........................................    74,600     26,862
    Sunningdale Tech, Ltd............................................    47,360     41,751
*   Swiber Holdings, Ltd.............................................    92,600      1,389
    Tai Sin Electric, Ltd............................................    32,492      8,244
    Tuan Sing Holdings, Ltd..........................................   138,217     33,988
    United Engineers, Ltd............................................    71,900    140,102
    United Industrial Corp., Ltd.....................................    30,700     65,405
    UOB-Kay Hian Holdings, Ltd.......................................    37,557     33,660
    UOL Group, Ltd...................................................   123,500    707,146
    Wee Hur Holdings, Ltd............................................    60,800      9,374
    Wing Tai Holdings, Ltd...........................................    96,300    143,619
*   Yongnam Holdings, Ltd............................................    48,400      5,378
                                                                                ----------
TOTAL SINGAPORE......................................................            3,364,135
                                                                                ----------
SOUTH AFRICA -- (1.9%)
    Adcock Ingram Holdings, Ltd......................................     7,118     26,538
    Advtech, Ltd.....................................................    87,594     65,039
    AECI, Ltd........................................................    28,165    181,905
    African Oxygen, Ltd..............................................    30,667     42,626
    African Rainbow Minerals, Ltd....................................    27,242    272,930
    Alexander Forbes Group Holdings, Ltd.............................   193,560     66,288
    Allied Electronics Corp., Ltd., Class A..........................    51,937     87,114
    Alviva Holdings, Ltd.............................................    32,995     31,668
    AngloGold Ashanti, Ltd...........................................    28,302    625,992
*   ArcelorMittal South Africa, Ltd..................................    37,485      4,365
*   Aspen Pharmacare Holdings, Ltd...................................    10,967     76,559
    Assore, Ltd......................................................     2,916     49,116
    Astral Foods, Ltd................................................     6,825     72,706
    Barloworld, Ltd..................................................    43,363    345,385
    Curro Holdings, Ltd..............................................    22,679     27,303
    DataTec, Ltd.....................................................   122,318    291,974
    Distell Group Holdings, Ltd......................................    11,523    102,000

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH AFRICA -- (Continued)
*   enX Group, Ltd...................................................  14,323 $    9,946
*   EOH Holdings, Ltd................................................  37,408     38,678
    Exxaro Resources, Ltd............................................  52,183    426,626
    Gold Fields, Ltd.................................................  52,247    324,474
    Gold Fields, Ltd., Sponsored ADR................................. 117,597    726,749
*   Grindrod Shipping Holdings, Ltd..................................   2,680     17,503
    Grindrod, Ltd.................................................... 107,193     34,339
*   Harmony Gold Mining Co., Ltd.....................................  58,766    204,303
*   Harmony Gold Mining Co., Ltd., Sponsored ADR.....................  39,848    138,671
    Hudaco Industries, Ltd...........................................   6,075     43,875
*   Impala Platinum Holdings, Ltd.................................... 164,273  1,131,014
    Imperial Logistics, Ltd..........................................  29,761    111,685
    Investec, Ltd....................................................   5,781     32,848
    KAP Industrial Holdings, Ltd..................................... 283,595     87,250
    Lewis Group, Ltd.................................................  12,017     22,312
    Liberty Holdings, Ltd............................................  26,500    204,088
    Life Healthcare Group Holdings, Ltd.............................. 184,250    290,984
*   Long4Life, Ltd...................................................  66,890     18,636
    Merafe Resources, Ltd............................................ 340,993     20,308
    Metair Investments, Ltd..........................................  62,566    101,777
    Momentum Metropolitan Holdings................................... 205,994    275,098
    Motus Holdings Ltd...............................................   9,790     46,380
    Mpact, Ltd.......................................................  39,733     40,779
    Murray & Roberts Holdings, Ltd...................................  91,852     68,175
*   Nampak, Ltd...................................................... 104,795     55,762
*   Northam Platinum, Ltd............................................  42,319    285,763
    Novus Holdings, Ltd..............................................  44,561      7,939
    Oceana Group, Ltd................................................  12,267     54,236
    Omnia Holdings, Ltd..............................................  43,984     75,393
    Peregrine Holdings, Ltd..........................................  42,331     52,182
    Pioneer Foods Group, Ltd.........................................  18,535    131,901
*   PPC, Ltd......................................................... 351,187     89,556
    Raubex Group, Ltd................................................  28,364     36,619
    RCL Foods, Ltd...................................................  33,526     20,944
    Reunert, Ltd.....................................................  41,165    194,664
    Rhodes Food Group Pty, Ltd.......................................  21,827     22,294
*   Royal Bafokeng Platinum, Ltd.....................................  20,360     59,157
    Sappi, Ltd....................................................... 100,804    258,859
*   Sibanye Gold, Ltd................................................ 443,911    857,056
*   Sun International, Ltd...........................................   9,971     26,952
*   Super Group, Ltd.................................................  88,579    165,539
    Telkom SA SOC, Ltd...............................................  67,595    309,007
*   Tongaat Hulett, Ltd..............................................  11,759      7,710
    Transaction Capital, Ltd.........................................  31,647     46,164
*   Trencor, Ltd.....................................................  41,107     81,799
    Truworths International, Ltd.....................................  27,088     96,007
    Tsogo Sun Gaming, Ltd............................................ 121,591     99,995
*   Tsogo Sun Hotels, Ltd............................................  12,131      2,934
    Wilson Bayly Holmes-Ovcon, Ltd...................................  11,812    110,472
                                                                              ----------
TOTAL SOUTH AFRICA...................................................          9,934,910
                                                                              ----------
SOUTH KOREA -- (3.5%)
*   Able C&C Co., Ltd................................................   2,508     25,580
#*  Abpro Bio Co., Ltd...............................................  23,890     20,890
    Aekyung Petrochemical Co., Ltd...................................   3,458     22,566
*   Agabang&Company..................................................   4,211     13,240
*   AJ Rent A Car Co., Ltd...........................................   4,808     45,600
    AK Holdings, Inc.................................................   1,058     28,402
    ALUKO Co., Ltd...................................................   7,684     15,299

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   Amotech Co., Ltd.................................................  1,746 $ 35,360
    Asia Cement Co., Ltd.............................................    480   34,549
    ASIA Holdings Co., Ltd...........................................    317   30,624
    Asia Paper Manufacturing Co., Ltd................................  1,356   33,956
*   Asiana Airlines, Inc.............................................  9,950   45,508
    Aurora World Corp................................................  2,182   22,378
    Austem Co., Ltd..................................................  6,635   12,075
    Autech Corp......................................................  2,921   29,970
    Baiksan Co., Ltd.................................................  1,801   10,984
    Binggrae Co., Ltd................................................    859   40,607
*   BioSmart Co., Ltd................................................  3,406   13,565
    BNK Financial Group, Inc......................................... 62,219  371,595
    Bookook Securities Co., Ltd......................................  1,515   28,225
    BYC Co., Ltd.....................................................     48    9,753
    Byucksan Corp.................................................... 12,763   21,443
    Capro Corp....................................................... 10,154   29,553
    Changhae Ethanol Co., Ltd........................................  1,848   19,953
    Choheung Corp....................................................     37    4,741
    Chongkundang Holdings Corp.......................................    745   58,071
    CJ CheilJedang Corp..............................................    561  110,264
    CJ Corp..........................................................  2,589  182,998
    CJ ENM Co., Ltd..................................................  1,338  189,365
    CJ Hello Co., Ltd................................................  7,875   41,262
    CKD Bio Corp.....................................................    780   20,727
    Cosmax BTI, Inc..................................................    583    7,244
    CROWNHAITAI Holdings Co., Ltd....................................  1,460   12,905
    D.I Corp.........................................................  4,636   12,190
    Dae Dong Industrial Co., Ltd.....................................  5,164   26,908
    Dae Won Kang Up Co., Ltd.........................................  6,480   19,885
    Dae-Il Corp......................................................  2,722    5,444
    Daelim Industrial Co., Ltd.......................................  6,417  498,790
    Daesang Corp.....................................................  5,375   98,986
    Daesang Holdings Co., Ltd........................................  3,226   18,386
*   Daesung Industrial Co., Ltd......................................  3,004    9,475
*   Daewoo Engineering & Construction Co., Ltd....................... 10,895   40,628
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................  9,680  233,451
    Daishin Securities Co., Ltd......................................  6,759   72,245
*   Danal Co., Ltd...................................................  3,187    9,449
    DB Financial Investment Co., Ltd.................................  6,876   24,916
    DB HiTek Co., Ltd................................................  9,776  142,614
    DB Insurance Co., Ltd............................................ 10,464  453,673
*   Deutsch Motors, Inc..............................................  5,007   34,698
    DGB Financial Group, Inc......................................... 39,399  237,855
    DI Dong Il Corp..................................................    413   25,599
    DMS Co., Ltd.....................................................  3,345   15,983
    Dong-A ST Co., Ltd...............................................    622   54,137
    Dong-Ah Geological Engineering Co., Ltd..........................  1,769   30,552
    Dongjin Semichem Co., Ltd........................................  3,778   53,996
    Dongkuk Industries Co., Ltd......................................  7,943   16,600
*   Dongkuk Steel Mill Co., Ltd...................................... 17,575   88,569
    Dongkuk Structures & Construction Co., Ltd.......................  8,156   13,550
    Dongwha Enterprise Co., Ltd......................................  1,983   31,209
    Dongwha Pharm Co., Ltd...........................................  5,100   34,301
    Dongwon Industries Co., Ltd......................................    346   63,569
    Doosan Co., Ltd..................................................    372   24,828
*   Doosan Fuel Cell Co., Ltd........................................  1,245    8,262
*   Doosan Heavy Industries & Construction Co., Ltd.................. 27,845  146,833
*   Doosan Infracore Co., Ltd........................................ 28,195  136,729
*   Doosan Solus Co., Ltd............................................    686   10,501

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    DTR Automotive Corp..............................................  1,077 $ 27,736
    DY Corp..........................................................  2,973   12,225
    DY POWER Corp....................................................  1,196    9,688
    e Tec E&C, Ltd...................................................    348   20,633
    Eagon Holdings Co., Ltd..........................................  7,827   17,887
    Eagon Industrial, Ltd............................................  2,129   13,995
    Easy Bio, Inc.................................................... 12,020   54,694
    E-MART, Inc......................................................  4,315  412,746
    EM-Tech Co., Ltd.................................................  1,604   11,557
    Estechpharma Co., Ltd............................................  2,011   13,843
    Eugene Investment & Securities Co., Ltd.......................... 10,226   18,026
    Eugene Technology Co., Ltd.......................................  2,503   32,834
*   Eusu Holdings Co., Ltd...........................................  2,459   15,018
#   Farmsco..........................................................  4,894   20,149
    Fine Semitech Corp...............................................  4,575   27,630
    GMB Korea Corp...................................................  2,702   11,969
    Golfzon Newdin Holdings Co., Ltd.................................  8,152   26,639
    GS Engineering & Construction Corp............................... 11,520  305,000
    GS Global Corp................................................... 14,500   28,961
    GS Holdings Corp.................................................  9,384  399,920
    Gwangju Shinsegae Co., Ltd.......................................    168   24,440
    HAESUNG DS Co., Ltd..............................................    910   11,441
    Haitai Confectionery & Foods Co., Ltd............................  1,329    8,553
*   Halla Corp.......................................................  2,965    8,038
    Halla Holdings Corp..............................................  2,427   86,891
    Hana Micron, Inc.................................................  4,762   22,644
    Hancom, Inc......................................................  2,591   22,344
    Handok, Inc......................................................  1,695   32,632
    Handsome Co., Ltd................................................  3,853   96,558
    Hanil Cement Co., Ltd............................................    508   42,744
    Hanil Holdings Co., Ltd..........................................    417   17,106
    Hanjin Transportation Co., Ltd...................................  2,968   78,589
    Hankook Tire & Technology Co., Ltd............................... 13,689  365,019
    HanmiGlobal Co., Ltd.............................................  2,096   16,282
    Hansae Yes24 Holdings Co., Ltd...................................  1,461    9,615
    Hanshin Construction.............................................  1,594   20,982
    Hanshin Machinery Co.............................................  6,206    8,914
*   Hansol Holdings Co., Ltd.........................................  9,825   33,467
    Hansol HomeDeco Co., Ltd......................................... 24,580   25,013
    Hansol Paper Co., Ltd............................................  4,708   59,245
*   Hansol Technics Co., Ltd.........................................  5,680   36,315
*   Hanwha Aerospace Co., Ltd........................................  3,752  121,877
    Hanwha Chemical Corp............................................. 25,393  355,306
    Hanwha Corp...................................................... 10,490  213,854
    Hanwha Galleria Timeworld Co., Ltd...............................    516    8,418
    Hanwha General Insurance Co., Ltd................................ 15,243   36,559
*   Hanwha Investment & Securities Co., Ltd.......................... 35,649   61,234
    Hanwha Life Insurance Co., Ltd................................... 72,761  139,243
    Hanyang Eng Co., Ltd.............................................  2,781   27,656
*   Harim Co., Ltd...................................................  8,073   19,603
    Harim Holdings Co., Ltd..........................................  6,177   47,716
    HDC Holdings Co., Ltd............................................  6,291   63,927
    HDC Hyundai Engineering Plastics Co., Ltd........................  2,805   10,741
*   Heungkuk Fire & Marine Insurance Co., Ltd........................ 12,193   32,696
    Hite Jinro Co., Ltd..............................................  3,082   75,313
    HJ Magnolia Yongpyong Hotel & Resort Corp........................  4,441   24,568
    HS Industries Co., Ltd...........................................  2,057   20,048
    Huchems Fine Chemical Corp.......................................  1,618   30,775
*   Humax Co., Ltd...................................................  1,250    5,353

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------   --------
SOUTH KOREA -- (Continued)
*   Huneed Technologies..............................................  1,911   $ 11,402
    Huons Global Co., Ltd............................................    782     20,289
    Huvis Corp.......................................................  2,628     13,075
    Huvitz Co., Ltd..................................................  3,099     22,550
*   Hwajin Co., Ltd..................................................  3,621      1,786
    Hwangkum Steel & Technology Co., Ltd.............................  2,245     14,382
    Hy-Lok Corp......................................................  2,212     32,495
    Hyosung Chemical Corp............................................    385     54,673
    Hyosung Corp.....................................................  1,252     88,960
    Hyosung TNC Co., Ltd.............................................    524     72,123
    Hyundai BNG Steel Co., Ltd.......................................  2,003     15,744
    Hyundai Construction Equipment Co., Ltd..........................  2,996     71,644
    Hyundai Corp.....................................................  2,531     38,332
    Hyundai Department Store Co., Ltd................................  3,368    213,837
*   Hyundai Electric & Energy System Co., Ltd........................  1,202     11,054
    Hyundai Greenfood Co., Ltd.......................................  8,602     82,802
    Hyundai Livart Furniture Co., Ltd................................  2,651     32,046
    Hyundai Marine & Fire Insurance Co., Ltd......................... 12,533    272,176
    Hyundai Motor Securities Co., Ltd................................  4,374     37,033
    Hyundai Wia Corp.................................................  3,635    159,741
    HyVision System, Inc.............................................  2,537     23,480
    IHQ, Inc......................................................... 13,188     19,644
    Iljin Holdings Co., Ltd..........................................  6,410     25,447
    iMarketKorea, Inc................................................  4,396     41,043
    Interpark Holdings Corp.......................................... 11,036     22,751
    Inzi Controls Co., Ltd...........................................  2,623     11,133
*   Iones Co., Ltd...................................................  1,866      9,424
    IS Dongseo Co., Ltd..............................................  3,523     96,708
    ISC Co., Ltd.....................................................  1,366     12,308
    ISU Chemical Co., Ltd............................................  2,105     19,363
    It's Hanbul Co., Ltd.............................................    481      8,437
    Jahwa Electronics Co., Ltd.......................................  3,016     27,696
    JASTECH, Ltd.....................................................  1,745     18,886
    KAON Media Co., Ltd..............................................  2,136     16,179
    KC Co., Ltd......................................................  2,704     32,404
*   KEC Corp......................................................... 18,498     15,835
    KG Chemical Corp.................................................  1,692     15,677
    KG Eco Technology Service Co., Ltd...............................  6,425     16,766
    KGMobilians Co., Ltd.............................................  5,395     26,672
    KISWIRE, Ltd.....................................................  1,854     34,740
*   Kiwi Media Group Co., Ltd........................................ 59,541      7,676
    KMH Co., Ltd.....................................................  4,078     17,817
    Kocom Co., Ltd...................................................  1,980     11,646
*   Kodaco Co., Ltd..................................................  9,455     13,379
    Kolmar Korea Holdings Co., Ltd...................................  1,038     19,489
    Kolon Corp.......................................................  1,778     26,443
    Kolon Industries, Inc............................................  4,021    162,783
    Kolon Plastic, Inc...............................................  2,664     10,791
    Korea Asset In Trust Co., Ltd.................................... 12,029     35,219
    Korea Autoglass Corp.............................................  2,369     34,243
    Korea Cast Iron Pipe Industries Co., Ltd.........................  2,203     19,267
*   Korea Circuit Co., Ltd...........................................    991      8,858
    Korea Electric Terminal Co., Ltd.................................  1,465     58,017
*   Korea Line Corp..................................................  3,589     68,386
    Korea Petrochemical Ind Co., Ltd.................................    876     89,433
    Korea Real Estate Investment & Trust Co., Ltd.................... 38,820     73,678
    Korean Air Lines Co., Ltd........................................ 10,716    229,361
    Korean Reinsurance Co............................................ 26,664    181,667
    Kortek Corp......................................................  3,593     38,157

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    KPX Chemical Co., Ltd............................................    632 $ 29,273
    KSS LINE, Ltd....................................................  4,280   26,446
*   KT Hitel Co., Ltd................................................  2,856   15,064
    KT Skylife Co., Ltd..............................................  5,709   42,654
*   KTB Investment & Securities Co., Ltd............................. 11,121   22,061
    KTCS Corp........................................................  8,880   15,766
    Kukdo Chemical Co., Ltd..........................................  1,020   41,492
    Kumho Industrial Co., Ltd........................................  3,880   40,343
    Kumho Petrochemical Co., Ltd.....................................  3,898  233,390
    Kwang Dong Pharmaceutical Co., Ltd...............................  9,258   54,545
    Kyeryong Construction Industrial Co., Ltd........................  1,246   23,245
    Kyobo Securities Co., Ltd........................................  6,572   51,214
    Kyungbang Co., Ltd...............................................  2,863   24,631
    Kyungdong Pharm Co., Ltd.........................................  1,920   12,950
    Kyung-In Synthetic Corp..........................................  6,925   51,779
    LEADCORP, Inc. (The).............................................  3,249   15,697
    LF Corp..........................................................  5,690   95,995
    LG Hausys, Ltd...................................................  1,935   98,918
    LG Innotek Co., Ltd..............................................  2,237  232,356
    LG International Corp............................................  8,753  116,682
    LIG Nex1 Co., Ltd................................................  1,198   34,607
    Lock & Lock Co., Ltd.............................................  2,751   27,867
    LOT Vacuum Co., Ltd..............................................  1,823   13,269
    Lotte Chilsung Beverage Co., Ltd.................................    810   95,411
    Lotte Confectionery Co., Ltd.....................................     95   11,471
    LOTTE Fine Chemical Co., Ltd.....................................  2,794  105,938
    Lotte Food Co., Ltd..............................................    115   42,617
    LOTTE Himart Co., Ltd............................................  2,005   52,142
*   Lotte Non-Life Insurance Co., Ltd................................ 17,091   32,433
    Lotte Shopping Co., Ltd..........................................  2,191  234,179
    LS Corp..........................................................  4,224  175,881
    LS Industrial Systems Co., Ltd...................................  2,253   96,278
*   Lumens Co., Ltd..................................................  6,628   12,058
*   LVMC Holdings....................................................  5,786   22,185
    Mando Corp.......................................................  6,621  202,946
    Meritz Financial Group, Inc......................................  7,348   78,535
    Meritz Fire & Marine Insurance Co., Ltd..........................  7,129  113,141
    Meritz Securities Co., Ltd....................................... 24,352   94,144
    Mirae Asset Life Insurance Co., Ltd.............................. 21,444   73,772
    Miwon Commercial Co., Ltd........................................    274   13,422
    Moorim P&P Co., Ltd..............................................  5,847   22,361
    Moorim Paper Co., Ltd............................................  5,143   11,462
*   Neowiz...........................................................  2,553   37,441
*   New Power Plasma Co., Ltd........................................  1,359   21,832
    Nexen Corp.......................................................  7,723   39,402
    Nexen Tire Corp.................................................. 11,041   88,731
    NH Investment & Securities Co., Ltd.............................. 18,770  194,638
    NICE Holdings Co., Ltd...........................................  4,219   70,354
*   NK Co., Ltd...................................................... 17,710   16,768
    Nong Shim Holdings Co., Ltd......................................    504   37,408
    Nong Woo Bio Co., Ltd............................................  2,119   23,684
    NongShim Co., Ltd................................................    395   82,224
    NOROO Paint & Coatings Co., Ltd..................................  2,353   15,145
    OCI Co., Ltd.....................................................  3,717  200,288
    Orange Life Insurance, Ltd.......................................  2,016   48,470
    Orion Holdings Corp..............................................  4,848   65,820
    Paik Kwang Industrial Co., Ltd...................................  5,088   10,894
    Pan-Pacific Co., Ltd.............................................  5,062   12,045
*   People & Technology, Inc.........................................  2,220   13,718

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Poongsan Corp....................................................  5,289 $ 91,217
    Posco International Corp.........................................  6,741  105,354
    Protec Co., Ltd..................................................  1,431   21,959
*   PSK, Inc.........................................................  2,134   30,696
    Pulmuone Co., Ltd................................................  1,550   11,686
    Rayence Co., Ltd.................................................  1,788   17,783
*   Redrover Co., Ltd................................................ 13,135    6,887
    S&T Motiv Co., Ltd...............................................  1,600   62,482
    Sajo Industries Co., Ltd.........................................    771   25,817
    Sajodaerim Corp..................................................    742   10,361
    Sam Yung Trading Co., Ltd........................................    833   11,333
    SAMHWA Paints Industrial Co., Ltd................................  1,739    7,667
    Samick Musical Instruments Co., Ltd..............................  9,536   14,338
    Samick THK Co., Ltd..............................................  2,172   23,274
    Samji Electronics Co., Ltd.......................................  2,577   22,825
*   SAMPYO Cement Co., Ltd...........................................  8,391   23,819
    Samsung Card Co., Ltd............................................  6,934  200,016
    Samsung Securities Co., Ltd...................................... 14,574  419,870
    SAMT Co., Ltd.................................................... 20,892   39,196
    Samyang Corp.....................................................    930   38,604
    Samyang Holdings Corp............................................    987   53,723
    SAVEZONE I&C Corp................................................  3,550   10,291
*   S-Connect Co., Ltd...............................................  9,214   13,220
    Seah Besteel Corp................................................  3,572   49,149
    SeAH Holdings Corp...............................................    197   13,723
    SeAH Steel Corp..................................................    395   21,138
    SeAH Steel Holdings Corp.........................................    440   17,863
    Sejong Industrial Co., Ltd.......................................  2,921   10,730
*   Sekonix Co., Ltd.................................................  2,227   13,259
    Seohan Co., Ltd.................................................. 18,570   20,309
    Seoul Semiconductor Co., Ltd.....................................  5,505   63,258
    Shinsegae Engineering & Construction Co., Ltd....................    481   10,070
    Shinsegae Food Co., Ltd..........................................    411   25,222
    Shinsegae, Inc...................................................  1,712  346,957
*   Shinwha Intertek Corp............................................  8,653   26,604
*   Shinwon Corp..................................................... 13,837   24,080
    SIMMTECH Co., Ltd................................................  4,336   35,319
    SK Chemicals Co., Ltd............................................    988   40,027
    SK Discovery Co., Ltd............................................  3,132   60,350
    SK Gas, Ltd......................................................  1,161   83,738
    SK Networks Co., Ltd............................................. 34,687  173,016
    SK Securities Co., Ltd........................................... 75,285   38,769
    SKC Co., Ltd.....................................................  1,884   71,858
    SL Corp..........................................................  3,492   62,953
*   S-MAC Co., Ltd................................................... 42,977   29,625
    Songwon Industrial Co., Ltd......................................  4,004   53,017
    Soulbrain Co., Ltd...............................................  1,594  103,125
    SPG Co., Ltd.....................................................  2,138   13,442
*   Ssangyong Motor Co............................................... 10,759   21,125
    ST Pharm Co., Ltd................................................    971   15,316
    Suheung Co., Ltd.................................................    745   21,138
    Sun Kwang Co., Ltd...............................................  1,102   14,840
    Sung Kwang Bend Co., Ltd.........................................  2,225   18,903
*   Sungchang Enterprise Holdings, Ltd............................... 15,703   23,167
    Sungshin Cement Co., Ltd.........................................  6,047   41,427
    Sungwoo Hitech Co., Ltd.......................................... 15,556   46,247
    Sunjin Co., Ltd..................................................  1,884   15,562
    Tae Kyung Industrial Co., Ltd....................................  2,320   11,001
*   Taewoong Co., Ltd................................................  3,164   29,440

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
#   Taeyoung Engineering & Construction Co., Ltd.....................  12,466 $   138,961
    TechWing, Inc....................................................   2,738      25,900
    TES Co., Ltd.....................................................   2,622      46,107
*   TK Chemical Corp.................................................   7,026      16,570
    TK Corp..........................................................     813       7,005
    Tongyang Life Insurance Co., Ltd.................................   7,364      23,190
    Top Engineering Co., Ltd.........................................   3,622      27,575
    Toptec Co., Ltd..................................................   3,943      27,590
    Tovis Co., Ltd...................................................   3,257      20,678
    TS Corp..........................................................   1,334      21,172
*   T'way Holdings, Inc..............................................   9,965      14,661
    Unid Co., Ltd....................................................   1,325      53,066
    Union Semiconductor Equipment & Materials Co., Ltd...............   4,932      20,380
    Uniquest Corp....................................................   2,969      17,567
    Viatron Technologies, Inc........................................   1,566      12,669
    Wemade Co., Ltd..................................................   2,574      58,044
    Whanin Pharmaceutical Co., Ltd...................................   1,082      15,254
*   WillBes & Co. (The)..............................................   9,359      11,122
*   WIZIT Co., Ltd...................................................  17,635      14,050
*   Wonik Holdings Co., Ltd..........................................   9,905      38,139
    Wonik Materials Co., Ltd.........................................   1,400      33,388
*   Woongjin Thinkbig Co., Ltd.......................................   3,386       7,737
*   Woori Investment Bank Co., Ltd...................................  41,640      23,340
    Wooshin Systems Co., Ltd.........................................   3,493      13,318
    Y G-1 Co., Ltd...................................................   4,751      30,769
    Youlchon Chemical Co., Ltd.......................................   2,408      27,886
    Youngone Corp....................................................   1,539      45,909
    Youngone Holdings Co., Ltd.......................................   1,299      58,612
*   Yuanta Securities Korea Co., Ltd.................................  29,890      65,819
    Zeus Co., Ltd....................................................   1,279      13,061
                                                                              -----------
TOTAL SOUTH KOREA....................................................          18,601,185
                                                                              -----------
SPAIN -- (1.6%)
    Acciona SA.......................................................   8,040     837,593
    Acerinox SA......................................................  48,911     458,558
    Applus Services SA...............................................  29,878     361,058
    Atresmedia Corp. de Medios de Comunicacion SA....................  15,986      66,903
    Azkoyen SA.......................................................   2,368      18,118
    Banco de Sabadell SA............................................. 940,647   1,033,987
    Bankia SA........................................................ 192,219     366,719
    Bankinter SA.....................................................  99,409     688,496
    Construcciones y Auxiliar de Ferrocarriles SA....................   1,272      57,121
    Ebro Foods SA....................................................  20,038     439,892
*   eDreams ODIGEO SA................................................  22,572     103,707
    Elecnor SA.......................................................   4,376      50,529
    Enagas SA........................................................  33,620     831,913
    Ence Energia y Celulosa SA.......................................  32,264     127,406
    Ercros SA........................................................  22,936      58,467
    Euskaltel SA.....................................................  25,051     233,293
    Faes Farma SA....................................................  15,820      90,910
*   Global Dominion Access SA........................................   3,696      15,516
    Grupo Catalana Occidente SA......................................  11,471     401,878
    Iberpapel Gestion SA.............................................     736      20,263
    Liberbank SA..................................................... 591,351     189,445
    Mapfre SA........................................................ 318,418     888,703
    Melia Hotels International SA....................................  20,714     168,906
*   Obrascon Huarte Lain SA..........................................  24,022      27,695
    Prim SA..........................................................     827       9,910
*   Quabit Inmobiliaria SA...........................................  32,976      28,867

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SPAIN -- (Continued)
    Sacyr S.A........................................................  93,752 $  266,740
    Siemens Gamesa Renewable Energy SA...............................  35,260    485,419
    Tubacex SA.......................................................  30,279     89,864
    Unicaja Banco SA................................................. 141,426    128,073
    Vocento SA.......................................................  20,755     28,127
                                                                              ----------
TOTAL SPAIN..........................................................          8,574,076
                                                                              ----------
SWEDEN -- (2.1%)
*   AcadeMedia AB....................................................  18,432     93,329
*   Adapteo Oyj......................................................   3,055     33,446
    AddNode Group AB.................................................   6,352    113,346
    AF POYRY AB......................................................  23,184    493,542
    Alimak Group AB..................................................  10,032    132,279
    Arjo AB, Class B.................................................  69,470    286,517
    Attendo AB.......................................................  28,387    144,947
    Beijer Electronics Group AB......................................   6,362     33,060
    Bergman & Beving AB..............................................   7,541     65,981
    Besqab AB........................................................     759     11,340
    Betsson AB.......................................................  31,487    155,092
    Bilia AB, Class A................................................   9,440     94,734
    BillerudKorsnas AB...............................................  29,258    351,888
    Bjorn Borg AB....................................................   3,946      8,924
    Bonava AB, Class B...............................................  22,208    214,187
    Bravida Holding AB...............................................  23,208    213,852
    Bufab AB.........................................................   7,561     82,467
    Bulten AB........................................................   4,289     26,329
*   Byggmax Group AB.................................................  21,543     60,465
    Clas Ohlson AB, Class B..........................................   1,503     14,462
    Cloetta AB, Class B..............................................  63,009    213,949
*   Collector AB.....................................................   2,979     14,504
    Coor Service Management Holding AB...............................   8,810     75,305
    Dometic Group AB.................................................  62,063    576,207
*   Doro AB..........................................................   6,752     29,377
    Duni AB..........................................................   9,087    121,877
    Dustin Group AB..................................................  10,006     79,772
    Eastnine AB......................................................   4,151     50,835
    Elanders AB, Class B.............................................   3,507     30,195
*   Enea AB..........................................................   4,344     73,369
    Fagerhult AB.....................................................   6,766     40,145
    GHP Specialty Care AB............................................   9,374     17,346
    Granges AB.......................................................  19,515    189,965
    Gunnebo AB.......................................................  11,511     28,857
    Haldex AB........................................................   8,793     44,271
    Hexpol AB........................................................  20,998    187,348
    Holmen AB, Class B...............................................  34,349  1,013,662
    Humana AB........................................................   6,537     39,252
*   International Petroleum Corp.....................................  15,048     51,070
    Intrum AB........................................................  23,991    646,775
    Inwido AB........................................................  19,046    126,909
    JM AB............................................................  20,744    531,393
    KNOW IT AB.......................................................   4,542     89,406
    Lindab International AB..........................................  26,759    299,309
    Loomis AB, Class B...............................................  17,361    672,208
*   Medivir AB, Class B..............................................   2,930      7,079
*   Mekonomen AB.....................................................   9,385     79,942
*   Modern Times Group MTG AB, Class B...............................   6,712     62,245
    Momentum Group AB, Class B.......................................   6,153     66,151
    Nederman Holding AB..............................................   4,621     57,032
    New Wave Group AB, Class B.......................................  15,102     87,867

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    Nobia AB.........................................................  29,370 $   187,527
    Nordic Waterproofing Holding A.S.................................   5,586      54,471
    Opus Group AB....................................................  44,326      23,984
    Peab AB..........................................................  55,257     465,952
    Pricer AB, Class B...............................................  39,134      58,501
*   Qliro Group AB...................................................  22,925      20,462
    Ratos AB, Class B................................................  51,449     132,778
    Recipharm AB, Class B............................................  15,873     226,045
    Resurs Holding AB................................................  29,019     170,897
    Rottneros AB.....................................................  28,710      32,175
*   SAS AB...........................................................  99,414     155,440
    Scandi Standard AB...............................................  10,318      75,938
    Scandic Hotels Group AB..........................................  13,481     129,714
    Semcon AB........................................................   4,616      28,488
    SSAB AB, Class A.................................................  60,214     168,536
    SSAB AB, Class B................................................. 156,426     394,071
    Systemair AB.....................................................   4,580      65,899
    Trelleborg AB, Class B...........................................  47,935     775,140
    VBG Group AB, Class B............................................   1,593      23,355
                                                                              -----------
TOTAL SWEDEN.........................................................          11,423,182
                                                                              -----------
SWITZERLAND -- (3.7%)
    Adecco Group AG..................................................  41,835   2,486,930
    Allreal Holding AG...............................................   4,110     800,830
    ALSO Holding AG..................................................   1,520     226,273
*   ams AG...........................................................   3,151     141,583
    Arbonia AG.......................................................  11,046     138,714
*   Aryzta AG........................................................ 112,408      88,794
    Autoneum Holding AG..............................................     583      65,402
    Baloise Holding AG...............................................  14,564   2,693,661
    Banque Cantonale de Geneve.......................................     498      99,736
    Banque Cantonale Vaudoise........................................     362     283,852
    Bell Food Group AG...............................................     542     148,891
    Bellevue Group AG................................................   2,218      50,551
    Berner Kantonalbank AG...........................................   1,081     238,369
    Bobst Group SA...................................................   1,798      94,438
    Bucher Industries AG.............................................   1,777     550,021
    Calida Holding AG................................................   1,393      45,891
    Carlo Gavazzi Holding AG.........................................     128      34,390
    Cham Group AG....................................................      90      39,101
    Cicor Technologies, Ltd..........................................     570      26,814
    Cie Financiere Tradition SA......................................     428      44,685
    Clariant AG......................................................  27,090     555,685
    Coltene Holding AG...............................................     573      46,914
    Conzzeta AG......................................................     252     219,703
    DKSH Holding AG..................................................   2,926     139,134
*   Dottikon Es Holding AG...........................................      22      10,301
    Dufry AG.........................................................   7,038     612,135
    EFG International AG.............................................  28,128     177,745
    Energiedienst Holding AG.........................................   2,924      93,366
*   Evolva Holding SA................................................ 156,763      25,595
    Feintool International Holding AG................................     614      36,920
    Flughafen Zurich AG..............................................   3,069     553,010
*   GAM Holding AG...................................................  30,411     101,518
    Gurit Holding AG.................................................     117     167,115
    Helvetia Holding AG..............................................   7,401   1,039,598
#*  HOCHDORF Holding AG..............................................     202      16,857
    Huber & Suhner AG................................................   2,618     174,418
    Hypothekarbank Lenzburg AG.......................................      13      59,043

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
    Implenia AG......................................................   2,851 $   108,652
    Investis Holding SA..............................................     622      48,505
    Julius Baer Group, Ltd...........................................   9,468     419,277
    Jungfraubahn Holding AG..........................................     937     146,191
    Kudelski SA......................................................   7,542      43,839
*   Lastminute.com NV................................................     860      35,664
    Liechtensteinische Landesbank AG.................................   3,583     236,591
    Luzerner Kantonalbank AG.........................................     830     346,948
*   MCH Group AG.....................................................   1,227      34,208
    Metall Zug AG....................................................      45      90,333
    Mikron Holding AG................................................   1,680      11,549
    Mobimo Holding AG................................................   1,817     512,424
    OC Oerlikon Corp. AG.............................................  56,143     576,148
*   Orascom Development Holding AG...................................   3,061      45,975
    Orell Fuessli Holding AG.........................................      25       2,447
    Orior AG.........................................................     930      81,756
    Phoenix Mecano AG................................................     158      70,341
    Plazza AG, Class A...............................................     226      59,352
    Rieter Holding AG................................................     647      88,193
    Schaffner Holding AG.............................................      40       8,546
*   Schmolz + Bickenbach AG.......................................... 118,904      31,501
    Schweiter Technologies AG........................................     289     297,027
    Siegfried Holding AG.............................................     383     156,123
    St Galler Kantonalbank AG........................................     688     301,193
    Sulzer AG........................................................   3,622     366,301
    Swiss Prime Site AG..............................................  11,884   1,224,906
    Swissquote Group Holding SA......................................   2,219      96,805
    Tamedia AG.......................................................     831      78,015
    u-blox Holding AG................................................   1,394     112,994
    Valiant Holding AG...............................................   3,461     351,534
    Valora Holding AG................................................     945     270,646
    Vaudoise Assurances Holding SA...................................     263     145,668
    Vetropack Holding AG.............................................      56     152,034
*   Von Roll Holding AG..............................................   8,880       8,132
    Vontobel Holding AG..............................................   4,989     290,876
    VP Bank AG.......................................................   1,034     161,311
    Walliser Kantonalbank............................................   1,138     130,361
    Zehnder Group AG.................................................   2,702     118,113
    Zug Estates Holding AG, Class B..................................      41      83,569
    Zuger Kantonalbank AG............................................      28     170,852
                                                                              -----------
TOTAL SWITZERLAND....................................................          19,842,883
                                                                              -----------
TAIWAN -- (4.2%)
    Aaeon Technology, Inc............................................  10,000      23,431
    AcBel Polytech, Inc..............................................  69,000      50,246
    Acer, Inc........................................................ 502,000     292,913
    ACES Electronic Co., Ltd.........................................  18,000      15,627
*   Acon Holding, Inc................................................  50,000      13,390
    A-DATA Technology Co., Ltd.......................................  35,000      58,072
    Advanced International Multitech Co., Ltd........................  32,000      42,627
    Advancetek Enterprise Co., Ltd...................................  21,987      12,381
*   AGV Products Corp................................................ 123,960      28,175
    Alchip Technologies, Ltd.........................................  10,000      61,080
    Allis Electric Co., Ltd..........................................  58,710      32,447
    Alltek Technology Corp...........................................  33,791      21,410
    Ambassador Hotel (The)...........................................  48,000      37,751
    AMPOC Far-East Co., Ltd..........................................  23,000      21,421
    Apacer Technology, Inc...........................................  19,000      20,367
    APCB, Inc........................................................  39,000      33,836

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
#   Apex International Co., Ltd......................................    33,760 $ 48,086
    Apex Medical Corp................................................    11,000    8,561
    Ardentec Corp....................................................    68,430   63,718
    Asia Optical Co., Inc............................................    32,000   88,250
*   Asia Pacific Telecom Co., Ltd....................................   264,000   51,932
    Asia Tech Image, Inc.............................................    13,000   22,612
    Asia Vital Components Co., Ltd...................................    40,000   54,659
    AU Optronics Corp................................................ 1,644,000  419,155
    Audix Corp.......................................................    16,000   20,748
    AVY Precision Technology, Inc....................................    17,188   18,929
    Bank of Kaohsiung Co., Ltd.......................................   134,067   42,198
    BES Engineering Corp.............................................   293,000   78,258
    Capital Futures Corp.............................................    16,500   23,287
    Capital Securities Corp..........................................   419,440  126,655
#   Career Technology MFG. Co., Ltd..................................    80,910  100,360
    Casetek Holdings, Ltd............................................    31,000   55,965
    Cathay Real Estate Development Co., Ltd..........................   128,600   92,494
    Cayman Engley Industrial Co., Ltd................................     4,261   13,492
    Celxpert Energy Corp.............................................    21,000   20,693
    Central Reinsurance Co., Ltd.....................................    37,800   22,804
*   Champion Building Materials Co., Ltd.............................    77,000   16,399
    Channel Well Technology Co., Ltd.................................    23,000   19,002
    CHC Healthcare Group.............................................    20,000   27,183
    Chen Full International Co., Ltd.................................    14,000   17,131
    Cheng Loong Corp.................................................   192,000  114,457
*   Cheng Mei Materials Technology Corp..............................    59,000   15,238
    Cheng Uei Precision Industry Co., Ltd............................    35,000   52,433
    Chilisin Electronics Corp........................................    30,488   85,942
    China Airlines, Ltd..............................................   596,000  177,495
    China Bills Finance Corp.........................................   192,000   94,004
    China Chemical & Pharmaceutical Co., Ltd.........................    61,000   38,333
    China Electric Manufacturing Corp................................    45,000   15,843
    China General Plastics Corp......................................    58,519   43,133
*   China Life Insurance Co., Ltd....................................   375,000  309,063
    China Metal Products.............................................    53,000   54,772
    China Wire & Cable Co., Ltd......................................    26,000   22,711
    Chinese Maritime Transport, Ltd..................................    39,710   40,623
    Chin-Poon Industrial Co., Ltd....................................    72,000   72,955
    Chipbond Technology Corp.........................................    82,000  162,465
    ChipMOS Techinologies, Inc.......................................    60,344   59,714
    Chong Hong Construction Co., Ltd.................................    32,000   86,131
    Chun YU Works & Co., Ltd.........................................    31,000   20,159
    Chun Yuan Steel Industry Co., Ltd................................   104,000   35,018
    Chung Hsin Electric & Machinery Manufacturing Corp...............    66,000   44,124
    Chung Hung Steel Corp............................................   156,000   46,481
    Chung Hwa Pulp Corp..............................................    96,015   29,150
*   CMC Magnetics Corp...............................................   301,467  112,661
    Compal Electronics, Inc..........................................   854,000  509,810
    Compeq Manufacturing Co., Ltd....................................   191,000  267,198
    Compucase Enterprise.............................................    12,000   10,427
    Concord Securities Co., Ltd......................................   105,405   25,413
    Continental Holdings Corp........................................   102,000   50,243
    Contrel Technology Co., Ltd......................................    15,000    7,997
    Coretronic Corp..................................................    93,000  120,138
*   CSBC Corp. Taiwan................................................    60,163   53,335
    CviLux Corp......................................................    17,000   14,404
    CyberTAN Technology, Inc.........................................    73,000   42,719
    DA CIN Construction Co., Ltd.....................................    37,000   24,735
    Dafeng TV, Ltd...................................................    12,000   15,063

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Darfon Electronics Corp..........................................  52,000 $ 69,668
    Darwin Precisions Corp...........................................  76,000   41,414
    Depo Auto Parts Ind Co., Ltd.....................................  20,000   40,609
    Dimerco Express Corp.............................................  19,000   15,338
    D-Link Corp...................................................... 159,000   62,303
*   Dynamic Electronics Co., Ltd.....................................  73,000   37,002
    Dynapack International Technology Corp...........................  32,000   63,390
    E Ink Holdings, Inc..............................................  89,000   87,326
    Eastern Media International Corp.................................  35,000   11,777
*   Edimax Technology Co., Ltd.......................................  60,000   20,664
    Edom Technology Co., Ltd.........................................  21,000   13,782
    Elite Semiconductor Memory Technology, Inc.......................  50,000   52,356
*   Elitegroup Computer Systems Co., Ltd.............................  67,000   29,809
    EnTie Commercial Bank Co., Ltd................................... 110,000   55,925
    Epistar Corp..................................................... 209,000  203,158
    Eson Precision Ind. Co., Ltd.....................................  15,000   18,519
    Eternal Materials Co., Ltd....................................... 157,290  133,712
    Eva Airways Corp................................................. 482,648  226,153
*   Everest Textile Co., Ltd.........................................  70,331   23,554
    Evergreen International Storage & Transport Corp.................  93,000   42,839
*   Evergreen Marine Corp. Taiwan, Ltd............................... 453,650  185,759
    Everlight Chemical Industrial Corp...............................  81,450   42,789
    Everlight Electronics Co., Ltd...................................  90,000   82,565
    Excellence Opto, Inc.............................................  34,000   26,327
    Excelsior Medical Co., Ltd.......................................  22,000   38,649
    Far Eastern Department Stores, Ltd............................... 223,000  191,398
    Far Eastern International Bank................................... 491,890  192,975
    Farglory Land Development Co., Ltd...............................  67,000   85,147
*   Federal Corp.....................................................  75,480   33,289
    Feedback Technology Corp.........................................   8,400   16,258
    First Insurance Co., Ltd. (The)..................................  37,000   17,185
    First Steamship Co., Ltd......................................... 123,676   46,412
#   FLEXium Interconnect, Inc........................................  57,000  204,807
    FocalTech Systems Co., Ltd.......................................  46,000   35,818
    Forest Water Environment Engineering Co., Ltd....................  11,349   20,171
    Formosa Advanced Technologies Co., Ltd...........................  11,000   12,221
    Formosa Laboratories, Inc........................................  19,919   24,867
    Formosa Optical Technology Co., Ltd..............................   1,000    2,081
    Formosan Union Chemical..........................................  61,242   26,247
    Founding Construction & Development Co., Ltd.....................  24,000   12,767
    Froch Enterprise Co., Ltd........................................  27,000   11,356
    Fulgent Sun International Holding Co., Ltd.......................  13,700   54,161
    Fulltech Fiber Glass Corp........................................  72,720   33,038
    Gallant Precision Machining Co., Ltd.............................  20,000   13,177
    GCS Holdings, Inc................................................  12,000   27,438
*   Gemtek Technology Corp...........................................  25,000   19,515
    General Interface Solution Holding, Ltd..........................  33,000  123,826
    Genmont Biotech, Inc.............................................  25,000   20,459
*   Giantplus Technology Co., Ltd....................................  73,000   33,740
    Gigabyte Technology Co., Ltd.....................................  98,000  163,427
*   Gigastorage Corp.................................................  48,000   11,769
    Ginko International Co., Ltd.....................................   4,000   23,876
    Global Brands Manufacture, Ltd...................................  72,000   40,572
    Globe Union Industrial Corp......................................  27,000   14,843
    Gloria Material Technology Corp.................................. 108,880   67,930
*   Gold Circuit Electronics, Ltd....................................  86,000   43,231
    Goldsun Building Materials Co., Ltd.............................. 253,000  114,367
    Grand Ocean Retail Group, Ltd....................................  18,000   17,538
*   Grand Pacific Petrochemical...................................... 188,000  113,531

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    Great China Metal Industry.......................................    26,000 $ 20,258
    Greatek Electronics, Inc.........................................    51,000   71,679
    GTM Holdings Corp................................................    21,000   17,903
*   HannsTouch Solution, Inc.........................................   151,713   68,812
    Hey Song Corp....................................................    61,000   63,622
    Hiroca Holdings, Ltd.............................................    13,000   27,201
    Hitron Technology, Inc...........................................    35,204   21,336
    Ho Tung Chemical Corp............................................   154,577   35,962
    Hocheng Corp.....................................................    56,000   14,521
    Holy Stone Enterprise Co., Ltd...................................    18,000   59,554
    Hong Pu Real Estate Development Co., Ltd.........................    47,000   34,335
    Hong YI Fiber Industry Co........................................    30,000   17,829
*   Horizon Securities Co., Ltd......................................    56,000   11,658
    Hsin Kuang Steel Co., Ltd........................................    44,000   41,192
    Hsing TA Cement Co...............................................    21,000   12,651
    Huaku Development Co., Ltd.......................................    37,000  101,569
    Huang Hsiang Construction Corp...................................    38,000   45,516
    Hung Ching Development & Construction Co., Ltd...................    33,000   25,642
*   Hung Sheng Construction, Ltd.....................................   106,800   73,483
*   Hwa Fong Rubber Industrial Co., Ltd..............................    85,800   33,651
    IBF Financial Holdings Co., Ltd..................................   468,130  167,545
    Ichia Technologies, Inc..........................................    84,000   48,636
    Innolux Corp..................................................... 1,827,000  404,985
    International CSRC Investment Holdings Co........................   129,310  139,148
    I-Sheng Electric Wire & Cable Co., Ltd...........................     8,000   11,019
    ITE Technology, Inc..............................................    11,000   16,000
    Jarllytec Co., Ltd...............................................     6,000   13,871
    Jess-Link Products Co., Ltd......................................    17,250   16,928
    Jih Sun Financial Holdings Co., Ltd..............................   356,915  112,142
    K Laser Technology, Inc..........................................    43,000   31,799
    Kaulin Manufacturing Co., Ltd....................................    16,000    8,048
    KEE TAI Properties Co., Ltd......................................   104,000   41,854
    Kenda Rubber Industrial Co., Ltd.................................   105,000  111,863
    Kindom Development Co., Ltd......................................   105,000  109,553
    King Chou Marine Technology Co., Ltd.............................    10,200   11,508
    King Yuan Electronics Co., Ltd...................................   200,000  250,536
    King's Town Bank Co., Ltd........................................   148,000  153,976
*   King's Town Construction Co., Ltd................................    27,000   25,889
    Kinpo Electronics................................................   263,000   97,058
    Kinsus Interconnect Technology Corp..............................    66,000  104,257
    KS Terminals, Inc................................................     8,000   13,426
*   Kung Sing Engineering Corp.......................................    55,000   14,750
    Kuo Toong International Co., Ltd.................................    40,551   25,298
    Kuoyang Construction Co., Ltd....................................    79,321   38,666
    Kwong Lung Enterprise Co., Ltd...................................    12,000   17,612
    L&K Engineering Co., Ltd.........................................    41,000   34,061
    Lealea Enterprise Co., Ltd.......................................   153,000   47,190
    LEE CHI Enterprises Co., Ltd.....................................    53,000   16,084
    Lelon Electronics Corp...........................................    11,000   15,130
    Lextar Electronics Corp..........................................    76,000   44,457
    Li Peng Enterprise Co., Ltd......................................   113,000   25,950
    Lingsen Precision Industries, Ltd................................    91,000   27,466
    Lite-On Semiconductor Corp.......................................    45,000   61,769
    Longchen Paper & Packaging Co., Ltd..............................   132,120   58,674
    Lung Yen Life Service Corp.......................................    11,000   21,934
    Macronix International...........................................   329,000  333,983
    Materials Analysis Technology, Inc...............................     6,000   14,501
    Mayer Steel Pipe Corp............................................    27,000   13,032
    Meiloon Industrial Co............................................    17,000   13,622

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    Mercuries & Associates Holding, Ltd..............................    37,000 $ 23,577
*   Mercuries Life Insurance Co., Ltd................................   230,971   81,549
*   Microbio Co., Ltd................................................    36,000   15,779
    Mosel Vitelic, Inc...............................................    32,000   20,378
*   Motech Industries, Inc...........................................   141,000   44,028
    MPI Corp.........................................................     9,000   18,269
    Nexcom International Co., Ltd....................................    12,000   10,733
    Nien Hsing Textile Co., Ltd......................................    17,000   12,557
*   O-Bank Co., Ltd..................................................    78,000   19,688
    OptoTech Corp....................................................    71,551   60,573
    Orient Europharma Co., Ltd.......................................     7,000   13,086
*   Orient Semiconductor Electronics, Ltd............................    49,880   26,837
    Oriental Union Chemical Corp.....................................    75,000   54,168
    Pacific Construction Co..........................................    25,000    9,572
    Pan Jit International, Inc.......................................    51,300   48,303
    Pan-International Industrial Corp................................    83,000   63,942
*   Phihong Technology Co., Ltd......................................   103,259   29,623
    Plotech Co., Ltd.................................................    26,000   18,414
    Powertech Technology, Inc........................................   130,000  409,766
    President Securities Corp........................................   199,111   86,308
    Prince Housing & Development Corp................................   252,000   93,140
    Promate Electronic Co., Ltd......................................    21,000   23,408
    Qisda Corp.......................................................   115,000   86,237
    Qualipoly Chemical Corp..........................................    18,900   16,887
    Quintain Steel Co., Ltd..........................................    64,789   13,686
    Radium Life Tech Co., Ltd........................................    89,760   35,813
    Rechi Precision Co., Ltd.........................................    27,000   21,126
    Rich Development Co., Ltd........................................    92,000   32,919
*   Ritek Corp.......................................................   146,000   38,826
*   Roo Hsing Co., Ltd...............................................   207,000   78,067
    Ruentex Development Co., Ltd.....................................   104,000  158,624
    Ruentex Industries, Ltd..........................................    57,400  137,820
    Sampo Corp.......................................................    76,800   49,986
    San Fang Chemical Industry Co., Ltd..............................    33,000   26,076
    Sanyang Motor Co., Ltd...........................................    85,000   60,970
    Sesoda Corp......................................................    30,098   25,041
    Shan-Loong Transportation Co., Ltd...............................    28,000   27,186
    Sharehope Medicine Co., Ltd......................................    18,705   17,842
    Sheng Yu Steel Co., Ltd..........................................    26,000   17,118
*   Shih Wei Navigation Co., Ltd.....................................    61,317   17,343
    Shin Kong Financial Holding Co., Ltd............................. 1,448,267  457,518
    Shin Zu Shing Co., Ltd...........................................    24,000   95,179
*   Shining Building Business Co., Ltd...............................   102,444   40,002
    Shinkong Insurance Co., Ltd......................................    36,000   45,163
    Sigurd Microelectronics Corp.....................................    64,000   78,004
    Sincere Navigation Corp..........................................    62,830   34,296
    Sinher Technology, Inc...........................................     6,000    8,284
    Sino-American Silicon Products, Inc..............................    94,000  282,613
    Sinon Corp.......................................................    72,000   44,583
    Sinphar Pharmaceutical Co., Ltd..................................    17,680   11,259
    Siward Crystal Technology Co., Ltd...............................    49,000   32,130
*   Solar Applied Materials Technology Co............................    29,000   21,833
    Sonix Technology Co., Ltd........................................    10,000   10,944
    Standard Chemical & Pharmaceutical Co., Ltd......................    10,000   10,804
*   Sunko INK Co., Ltd...............................................    36,000   10,224
    Sunrex Technology Corp...........................................    32,685   39,779
    Sunspring Metal Corp.............................................    32,000   30,039
    Supreme Electronics Co., Ltd.....................................    52,244   49,768
    Swancor Holding Co., Ltd.........................................    11,000   31,120

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Sweeten Real Estate Development Co., Ltd.........................  39,600 $ 29,647
    Syncmold Enterprise Corp.........................................  10,000   25,685
    Sysage Technology Co., Ltd.......................................   9,251   10,096
    Systex Corp......................................................  32,000   77,810
    T3EX Global Holdings Corp........................................  18,000   13,807
#   TA Chen Stainless Pipe........................................... 152,553  164,613
    Ta Ya Electric Wire & Cable...................................... 112,320   39,279
    Taichung Commercial Bank Co., Ltd................................ 496,710  191,874
    Taiflex Scientific Co., Ltd......................................  36,460   51,251
    Tainan Enterprises Co., Ltd......................................  18,000   14,185
    Tainan Spinning Co., Ltd......................................... 266,000   97,768
    Taita Chemical Co., Ltd..........................................  63,240   23,513
    Taiwan Business Bank............................................. 870,394  366,922
    Taiwan Chinsan Electronic Industrial Co., Ltd....................  12,000   13,627
    Taiwan Fertilizer Co., Ltd.......................................  54,000   85,951
    Taiwan Fire & Marine Insurance Co., Ltd..........................  48,000   32,385
    Taiwan FU Hsing Industrial Co., Ltd..............................  24,000   34,389
    Taiwan Glass Industry Corp....................................... 218,968   83,437
    Taiwan Hon Chuan Enterprise Co., Ltd.............................  49,000   88,325
    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................  38,000   24,120
*   Taiwan Land Development Corp..................................... 129,466   36,740
    Taiwan Navigation Co., Ltd.......................................  35,000   21,173
    Taiwan PCB Techvest Co., Ltd.....................................  48,000   57,600
    Taiwan Pulp & Paper Corp.........................................  25,000   16,453
    Taiwan Styrene Monomer...........................................  23,000   16,313
    Taiwan Surface Mounting Technology Corp..........................  32,000  104,615
    Taiwan TEA Corp.................................................. 133,000   74,203
    Taiyen Biotech Co., Ltd..........................................  28,000   29,527
    Teco Electric and Machinery Co., Ltd............................. 391,000  346,702
    Test-Rite International Co., Ltd.................................  22,000   15,690
    Thye Ming Industrial Co., Ltd....................................  36,000   37,758
    Ton Yi Industrial Corp........................................... 170,000   67,896
    Tong Yang Industry Co., Ltd......................................  71,000  110,850
    Tong-Tai Machine & Tool Co., Ltd.................................  27,000   15,285
    TOPBI International Holdings, Ltd................................   8,070   26,908
    Topco Scientific Co., Ltd........................................  14,000   44,520
    Topco Technologies Corp..........................................   8,999   20,365
    Topoint Technology Co., Ltd......................................  28,800   21,245
*   TPK Holding Co., Ltd.............................................  74,000  160,998
    Transcend Information, Inc.......................................  19,000   41,255
    Tripod Technology Corp...........................................  16,000   61,837
    Tsann Kuen Enterprise Co., Ltd...................................  20,000   11,365
*   TSEC Corp........................................................  49,124   13,427
    TSRC Corp........................................................  98,000   78,109
    Tung Ho Steel Enterprise Corp.................................... 157,000  111,311
*   Tung Thih Electronic Co., Ltd....................................  11,000   26,254
    TXC Corp.........................................................  53,000   64,942
    TYC Brother Industrial Co., Ltd..................................  42,000   41,392
*   Tycoons Group Enterprise.........................................  84,034   15,956
    Tyntek Corp......................................................  33,000   15,978
    U-Ming Marine Transport Corp.....................................  91,000  100,857
    Unimicron Technology Corp........................................ 258,000  396,439
*   Union Bank Of Taiwan............................................. 257,891   90,296
    Unitech Computer Co., Ltd........................................  20,000   14,519
    United Orthopedic Corp...........................................  10,000   15,006
*   United Renewable Energy Co., Ltd................................. 419,593  113,505
*   Unity Opto Technology Co., Ltd...................................  91,000   20,209
    Universal Cement Corp............................................  95,277   58,838
*   Universal Microelectronics Co., Ltd..............................  13,000    7,142

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
TAIWAN -- (Continued)
*   Unizyx Holding Corp..............................................    43,000 $    28,808
    UPC Technology Corp..............................................   175,664      59,339
    USI Corp.........................................................   180,091      79,179
    Ve Wong Corp.....................................................    16,000      14,131
    Wah Lee Industrial Corp..........................................    34,000      60,284
    Walsin Lihwa Corp................................................   517,000     252,833
    Walton Advanced Engineering, Inc.................................    55,000      16,670
    Wan Hai Lines, Ltd...............................................    76,000      45,209
    Weikeng Industrial Co., Ltd......................................    71,661      42,353
    Well Shin Technology Co., Ltd....................................    18,000      29,457
    Weltrend Semiconductor...........................................    12,000      10,271
    Winbond Electronics Corp.........................................   625,363     352,027
    Wisdom Marine Lines Co., Ltd.....................................    63,262      63,541
    Wistron Corp.....................................................   586,841     538,016
    Wistron NeWeb Corp...............................................    23,040      57,421
    Wonderful Hi-Tech Co., Ltd.......................................     7,000       3,933
    WT Microelectronics Co., Ltd.....................................    94,207     107,618
    Xxentria Technology Materials Corp...............................    10,000      22,460
*   Yang Ming Marine Transport Corp..................................   238,674      59,385
    YC INOX Co., Ltd.................................................    50,600      43,444
    Yea Shin International Development Co., Ltd......................    29,632      16,475
    Yem Chio Co., Ltd................................................    87,176      33,526
*   Yeong Guan Energy Technology Group Co., Ltd......................    18,000      38,444
    YFY, Inc.........................................................   280,000     109,984
    Yi Jinn Industrial Co., Ltd......................................    34,200      16,010
    Yieh Phui Enterprise Co., Ltd....................................   263,447      78,916
    Youngtek Electronics Corp........................................    24,000      32,220
    Yuanta Futures Co., Ltd..........................................    10,000      18,521
#   Yulon Motor Co., Ltd.............................................   200,000     128,623
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................    13,000      30,545
    Zenitron Corp....................................................    27,000      18,754
    Zero One Technology Co., Ltd.....................................    22,000      22,546
    Zhen Ding Technology Holding, Ltd................................    60,000     283,704
    Zig Sheng Industrial Co., Ltd....................................    79,000      20,981
    Zinwell Corp.....................................................    64,000      47,055
    ZongTai Real Estate Development Co., Ltd.........................    24,300      21,427
                                                                                -----------
TOTAL TAIWAN.........................................................            22,274,629
                                                                                -----------
THAILAND -- (0.7%)
    AJ Plast PCL.....................................................    26,500       7,197
    Allianz Ayudhya Capital PCL......................................    11,000      14,208
    Amata Corp. PCL..................................................   122,800     100,859
    Amata VN PCL, Class F............................................    94,100      15,208
    Ananda Development PCL...........................................   334,800      32,155
    AP Thailand PCL..................................................   263,800      57,661
    Asia Aviation PCL................................................   203,200      17,228
    Asia Plus Group Holdings PCL.....................................   204,100      12,099
    Bangchak Corp. PCL...............................................   109,900      89,900
    Bangkok Insurance PCL............................................     1,800      18,390
    Bangkok Land PCL................................................. 2,507,300     113,761
    Bangkok Ranch PCL................................................    15,300       1,236
    Banpu PCL........................................................   447,800     172,031
*   BEC World PCL....................................................   170,400      37,528
    Cal-Comp Electronics Thailand PCL, Class F.......................   428,200      22,832
*   CIMB Thai Bank PCL............................................... 1,971,600      38,524
    COL PCL..........................................................    15,700       9,723
    Dhipaya Insurance PCL............................................    55,800      43,058
    Eastern Polymer Group PCL, Class F...............................   217,100      53,565
    Eastern Water Resources Development and Management PCL, Class F..   105,500      41,927

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    Esso Thailand PCL................................................   180,800 $ 44,010
    GFPT PCL.........................................................   144,700   66,132
    Global Green Chemicals PCL, Class F..............................    86,200   31,688
    Hana Microelectronics PCL........................................   128,500  108,520
    IRPC PCL......................................................... 1,743,200  196,287
    Italian-Thai Development PCL.....................................   294,400   16,185
    KCE Electronics PCL..............................................    60,700   29,551
    KGI Securities Thailand PCL......................................   247,300   35,873
    Khon Kaen Sugar Industry PCL.....................................   362,960   23,440
    Kiatnakin Bank PCL...............................................    10,600   22,994
    Lam Soon Thailand PCL............................................    96,800   14,170
    Lanna Resources PCL..............................................    28,000    7,836
    LH Financial Group PCL........................................... 1,278,000   53,329
    LPN Development PCL..............................................   143,100   22,274
    Maybank Kim Eng Securities Thailand PCL..........................    39,000   10,204
    MBK PCL..........................................................   138,700  104,272
    MC Group PCL.....................................................    73,900   16,153
    Millcon Steel PCL................................................   211,520    5,604
    Namyong Terminal PCL.............................................    91,000   11,995
    Noble Development PCL............................................    23,600   14,772
    PCS Machine Group Holding PCL....................................    86,800   17,392
    Platinum Group PCL (The), Class F................................   124,000   18,562
    Polyplex Thailand PCL............................................    85,200   38,657
*   Precious Shipping PCL............................................   126,000   35,261
    Property Perfect PCL.............................................   616,300   16,124
    Pruksa Holding PCL...............................................   177,200   92,723
    Quality Houses PCL............................................... 1,176,100  101,270
    Raimon Land PCL..................................................   515,800   18,107
*   Regional Container Lines PCL.....................................   119,500   15,039
    Rojana Industrial Park PCL.......................................   220,300   44,140
    Samart Telcoms PCL...............................................    33,900    9,711
    Sansiri PCL...................................................... 1,500,600   56,655
    SC Asset Corp. PCL...............................................   339,100   25,830
    Scan Inter PCL, Class F..........................................   148,000   10,685
*   SCG Ceramics PCL.................................................    91,341    4,779
    Sena Development PCL.............................................   196,116   20,394
    Siam City Cement PCL.............................................     1,400   10,015
    Siam Future Development PCL......................................   196,440   36,107
    Siamgas & Petrochemicals PCL.....................................   167,600   48,290
    Singha Estate PCL................................................   194,300   20,463
    Somboon Advance Technology PCL...................................    57,400   30,035
    SPCG PCL.........................................................    77,500   53,643
    Sri Trang Agro-Industry PCL......................................   212,880   73,322
    Srithai Superware PCL............................................    69,100    1,739
    Star Petroleum Refining PCL......................................   401,000  118,195
    Supalai PCL......................................................   161,425   86,607
*   Super Energy Corp. PCL........................................... 2,470,900   49,099
    SVI PCL..........................................................   297,600   44,746
*   Tata Steel Thailand PCL..........................................   594,100    9,838
*   Thai Airways International PCL...................................   179,200   43,917
    Thai Oil PCL.....................................................   115,200  261,341
    Thai Stanley Electric PCL, Class F...............................     5,700   29,732
    Thai Wah PCL.....................................................    75,200   10,609
*   Thaicom PCL......................................................    58,900    8,622
    Thanachart Capital PCL...........................................   124,400  218,354
    Thitikorn PCL....................................................    41,600   12,813
    Thoresen Thai Agencies PCL.......................................   261,800   38,323
    Tisco Financial Group PCL........................................    40,400  130,452
    TMB Bank PCL..................................................... 2,256,500  107,612

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    TMT Steel PCL....................................................    70,200 $    9,486
    TPI Polene PCL................................................... 1,534,100     67,573
    TPI Polene Power PCL.............................................   191,500     28,539
    Unique Engineering & Construction PCL............................   138,400     40,335
    Univanich Palm Oil PCL...........................................    46,900      8,154
    Univentures PCL..................................................   165,100     29,526
    Vanachai Group PCL...............................................    88,600     13,322
    Vinythai PCL.....................................................    88,700     68,739
                                                                                ----------
TOTAL THAILAND.......................................................            3,969,256
                                                                                ----------
TURKEY -- (0.2%)
    Aksa Akrilik Kimya Sanayii A.S...................................    11,797     21,176
*   Aksa Enerji Uretim A.S...........................................    24,121     11,134
    Alarko Holding A.S...............................................    53,295     42,300
*   Albaraka Turk Katilim Bankasi A.S................................   149,620     31,886
    Anadolu Cam Sanayii A.S..........................................    64,176     37,604
*   Bera Holding A.S.................................................   122,261     59,808
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................     9,716     15,066
*   Cimsa Cimento Sanayi VE Ticaret A.S..............................    16,339     22,711
*   GSD Holding AS...................................................    62,912     10,333
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.....   128,147     48,349
    Kordsa Teknik Tekstil A.S........................................    22,267     45,610
    Nuh Cimento Sanayi A.S...........................................    15,425     26,190
*   Pegasus Hava Tasimaciligi A.S....................................     5,860     67,670
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S...............    32,193     20,773
*   Sekerbank Turk AS................................................   132,226     23,338
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................    24,464     24,941
    Soda Sanayii A.S.................................................    24,561     23,534
*   Tat Gida Sanayi A.S..............................................    20,655     16,944
    Trakya Cam Sanayii A.S...........................................   114,319     58,708
*   Turkiye Halk Bankasi A.S.........................................   148,199    135,731
*   Turkiye Sinai Kalkinma Bankasi A.S...............................   219,671     34,561
    Turkiye Sise ve Cam Fabrikalari A.S..............................    46,845     35,560
*   Turkiye Vakiflar Bankasi TAO, Class D............................   189,592    143,782
*   Vestel Elektronik Sanayi ve Ticaret A.S..........................    13,751     24,491
*   Zorlu Enerji Elektrik Uretim A.S.................................   124,113     25,823
                                                                                ----------
TOTAL TURKEY.........................................................            1,008,023
                                                                                ----------
UNITED KINGDOM -- (10.8%)
    Aggreko P.L.C....................................................    74,047    759,133
    Alliance Pharma P.L.C............................................    83,598     79,932
*   Amerisur Resources P.L.C.........................................    77,850     19,300
    Anglo-Eastern Plantations P.L.C..................................     3,836     22,873
    Arrow Global Group P.L.C.........................................    36,788    113,227
    Babcock International Group P.L.C................................   119,557    858,682
    Balfour Beatty P.L.C.............................................   189,955    553,533
    Bank of Georgia Group P.L.C......................................    10,623    179,297
    Barratt Developments P.L.C.......................................   181,197  1,481,793
    BBA Aviation P.L.C...............................................   202,312    795,921
    BCA Marketplace P.L.C............................................    76,301    233,278
    Beazley P.L.C....................................................    10,187     77,424
    Begbies Traynor Group P.L.C......................................    12,789     14,664
    Bellway P.L.C....................................................    31,871  1,304,462
    Berkeley Group Holdings P.L.C....................................    26,611  1,516,811
    Biffa P.L.C......................................................    12,870     42,448
    Bloomsbury Publishing P.L.C......................................    19,392     62,711
    Bodycote P.L.C...................................................    54,647    506,683
    Bovis Homes Group P.L.C..........................................    44,903    680,379

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
    Braemar Shipping Services P.L.C..................................   4,667 $   12,070
*   Cairn Energy P.L.C...............................................  52,509    121,324
*   Carclo P.L.C.....................................................  16,123      2,235
    CareTech Holdings P.L.C..........................................  18,706     96,226
*   Carpetright P.L.C................................................  36,288      2,199
    Carr's Group P.L.C...............................................  11,580     21,019
    Castings P.L.C...................................................   4,281     20,911
    Centamin P.L.C................................................... 331,657    501,682
    Centaur Media P.L.C..............................................  16,082      6,747
    Central Asia Metals P.L.C........................................  15,611     42,446
    Centrica P.L.C................................................... 411,689    387,427
    Charles Taylor P.L.C.............................................  16,920     70,076
    Chemring Group P.L.C.............................................  75,743    197,035
    Chesnara P.L.C...................................................  36,124    121,461
    Cineworld Group P.L.C............................................ 241,641    696,305
*   Circassia Pharmaceuticals P.L.C..................................  44,336      9,749
    Clarkson P.L.C...................................................   8,487    310,879
    Close Brothers Group P.L.C.......................................  43,721    783,971
    CMC Markets P.L.C................................................  21,846     36,789
    Cobham P.L.C..................................................... 666,518  1,363,350
    Consort Medical P.L.C............................................  10,857    102,609
    ConvaTec Group P.L.C............................................. 189,712    484,661
    Costain Group P.L.C..............................................  28,773     62,099
    Countryside Properties P.L.C.....................................  95,976    439,276
*   Countrywide P.L.C................................................  68,640      3,915
    Crest Nicholson Holdings P.L.C...................................  77,112    388,566
    Daily Mail & General Trust P.L.C., Class A.......................  40,319    459,120
    Dart Group P.L.C.................................................   9,302    152,359
    Devro P.L.C......................................................  46,110     95,778
    DFS Furniture P.L.C..............................................  40,764    123,466
*   Dialight P.L.C...................................................   7,087     28,961
    Direct Line Insurance Group P.L.C................................ 202,643    714,469
    DiscoverIE Group P.L.C...........................................  17,330    101,451
    Dixons Carphone P.L.C............................................ 241,138    410,071
    Drax Group P.L.C................................................. 112,465    432,360
    DS Smith P.L.C................................................... 181,150    839,851
    easyJet P.L.C....................................................  18,305    293,649
*   EI Group P.L.C................................................... 155,978    569,657
*   EKF Diagnostics Holdings P.L.C...................................  61,585     27,162
    Eland Oil & Gas P.L.C............................................  20,329     43,426
    Elementis P.L.C.................................................. 104,486    201,072
*   EnQuest P.L.C.................................................... 312,538     72,051
    Equiniti Group P.L.C............................................. 120,507    336,658
    Essentra P.L.C...................................................  63,219    311,891
    Ferrexpo P.L.C...................................................  92,224    151,122
*   Firstgroup P.L.C................................................. 374,372    626,199
    Flowtech Fluidpower P.L.C........................................   7,489     11,122
*   Foxtons Group P.L.C..............................................  71,351     60,476
    Fuller Smith & Turner P.L.C., Class A............................   6,566     88,609
    Galliford Try P.L.C..............................................  37,963    360,321
*   Gamesys Group P.L.C..............................................   1,467     15,373
*   Gem Diamonds, Ltd................................................  38,208     30,936
    Genel Energy P.L.C...............................................  23,686     58,581
*   Georgia Capital P.L.C............................................   7,964    100,477
    Goodwin P.L.C....................................................     314     13,321
    Grafton Group P.L.C..............................................  74,739    756,825
    Grainger P.L.C...................................................  17,173     57,106
    Greencore Group P.L.C............................................   8,425     25,330
    Gulf Keystone Petroleum, Ltd.....................................  67,566    179,754

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
*   Gulf Marine Services P.L.C.......................................  42,616 $    4,564
    GVC Holdings P.L.C...............................................  91,501  1,055,627
    Gym Group P.L.C. (The)...........................................  20,338     68,854
    H&T Group P.L.C..................................................   3,869     18,970
    Halfords Group P.L.C.............................................  66,390    136,263
    Hargreaves Services P.L.C........................................   2,839      8,715
    Hastings Group Holdings P.L.C....................................  55,633    131,026
    Headlam Group P.L.C..............................................  22,372    139,629
    Helical P.L.C....................................................  23,526    119,292
    Henry Boot P.L.C.................................................  14,040     45,600
    Highland Gold Mining, Ltd........................................  91,972    243,191
    Hochschild Mining P.L.C..........................................  75,354    195,921
*   Horizon Discovery Group P.L.C....................................  21,363     45,433
    Hostelworld Group P.L.C..........................................  12,739     19,274
    Hunting P.L.C....................................................  36,382    185,922
    Huntsworth P.L.C.................................................  57,660     67,104
    Hyve Group P.L.C................................................. 105,125    106,148
    Ibstock P.L.C....................................................  95,414    298,153
*   IGas Energy P.L.C................................................  15,148      7,847
    Inchcape P.L.C................................................... 102,222    854,632
    Inmarsat P.L.C...................................................   5,008     35,727
    Investec P.L.C................................................... 211,733  1,200,411
    J Sainsbury P.L.C................................................ 406,591  1,071,479
    John Laing Group P.L.C...........................................  74,897    354,657
    John Wood Group P.L.C............................................ 173,764    762,932
    Jupiter Fund Management P.L.C....................................  50,138    222,604
*   Just Group P.L.C................................................. 207,952    164,008
    Keller Group P.L.C...............................................  20,765    139,516
    Kier Group P.L.C.................................................  33,146     48,752
    Kingfisher P.L.C................................................. 593,169  1,591,239
*   Lamprell P.L.C...................................................  66,081     37,829
    Lancashire Holdings, Ltd.........................................  47,546    439,050
    Lookers P.L.C....................................................  89,330     57,440
    Low & Bonar P.L.C................................................  32,740      6,043
    LSL Property Services P.L.C......................................  23,302     72,433
    Man Group P.L.C.................................................. 447,529    832,930
    Marks & Spencer Group P.L.C...................................... 187,107    440,785
    Marston's P.L.C.................................................. 209,989    335,557
    McCarthy & Stone P.L.C...........................................  98,693    186,929
    McColl's Retail Group P.L.C......................................  14,203      8,398
    Mears Group P.L.C................................................  34,909    115,107
    Mediclinic International P.L.C...................................  88,695    420,608
    Meggitt P.L.C....................................................  35,561    287,736
    Merlin Entertainments P.L.C...................................... 189,161  1,114,434
*   Metro Bank P.L.C.................................................   8,823     23,208
    Micro Focus International P.L.C..................................  72,707    997,912
*   Mitchells & Butlers P.L.C........................................  70,813    390,665
    MJ Gleeson P.L.C.................................................  11,285    117,080
    Morgan Sindall Group P.L.C.......................................   9,270    153,836
*   Mothercare P.L.C................................................. 103,725     15,055
    N Brown Group P.L.C..............................................  27,931     45,165
    NAHL Group P.L.C.................................................  19,189     29,273
    Naked Wines P.L.C................................................  10,404     34,665
    National Express Group P.L.C..................................... 125,965    728,804
    NCC Group P.L.C..................................................  52,241    126,918
    Non-Standard Finance P.L.C.......................................  61,251     28,435
    Norcros P.L.C....................................................  16,487     50,335
    Northgate P.L.C..................................................  39,470    176,174
    Numis Corp. P.L.C................................................  12,643     37,753

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
    OneSavings Bank P.L.C............................................  65,007 $  303,242
*   Pan African Resources P.L.C...................................... 302,516     47,447
    Paragon Banking Group P.L.C......................................  17,556    114,442
*   Parkmead Group P.L.C. (The)......................................  15,615      7,474
    Pearson P.L.C., Sponsored ADR....................................  10,400     91,520
    Pendragon P.L.C.................................................. 413,098     77,149
*   Petra Diamonds, Ltd.............................................. 182,703     20,139
*   Petropavlovsk P.L.C.............................................. 772,464    100,714
    Pets at Home Group P.L.C......................................... 157,643    419,869
    Pharos Energy P.L.C..............................................  46,696     35,319
    Phoenix Group Holdings P.L.C..................................... 137,472  1,255,688
    Playtech P.L.C...................................................  62,660    318,930
    Polypipe Group P.L.C.............................................  27,630    162,041
*   Premier Foods P.L.C.............................................. 195,519     81,883
*   Premier Oil P.L.C................................................ 199,335    214,190
    Provident Financial P.L.C........................................  74,878    427,554
    PZ Cussons P.L.C.................................................  83,124    216,954
    QinetiQ Group P.L.C.............................................. 162,110    660,865
    Rank Group P.L.C.................................................  43,286    136,743
*   REA Holdings P.L.C...............................................   3,000      6,631
    Reach P.L.C......................................................  87,330    111,504
    Redrow P.L.C.....................................................  73,870    575,881
    Renewi P.L.C..................................................... 109,405     41,915
    Restaurant Group P.L.C. (The)....................................  37,530     66,087
    Revolution Bars Group P.L.C......................................   7,245      6,158
    Ricardo P.L.C....................................................   9,039     74,699
*   Rockhopper Exploration P.L.C.....................................  85,440     19,405
    Royal Mail P.L.C................................................. 180,633    494,293
    RPS Group P.L.C..................................................  52,390     95,616
    S&U P.L.C........................................................     850     23,308
    Saga P.L.C....................................................... 326,759    198,683
    SDL P.L.C........................................................  17,664    120,889
    Senior P.L.C.....................................................  96,171    230,139
    Severfield P.L.C.................................................  59,426     59,417
    SIG P.L.C........................................................ 142,557    207,835
    Smart Metering Systems P.L.C.....................................   7,279     44,702
    Speedy Hire P.L.C................................................ 122,343     85,403
    Spire Healthcare Group P.L.C.....................................  35,116     53,151
*   Sportech P.L.C...................................................  20,049      8,442
*   Sports Direct International P.L.C................................  49,289    197,226
    St. Modwen Properties P.L.C......................................  55,429    323,545
    Stock Spirits Group P.L.C........................................  39,966    105,975
    Superdry P.L.C...................................................   6,793     36,071
    T Clarke P.L.C...................................................  15,910     20,647
    Tate & Lyle P.L.C................................................  80,906    705,686
    Taylor Wimpey P.L.C.............................................. 568,351  1,218,944
    TP ICAP P.L.C.................................................... 172,793    768,321
    Travis Perkins P.L.C.............................................  79,648  1,479,393
    Trifast P.L.C....................................................  24,071     50,289
    TT Electronics P.L.C.............................................  48,498    145,752
    Tullow Oil P.L.C................................................. 435,039  1,162,565
*   Tungsten Corp. P.L.C.............................................  20,245     10,611
    Tyman P.L.C......................................................  19,065     52,409
    U & I Group P.L.C................................................  37,908     68,047
    UDG Healthcare P.L.C.............................................  28,989    290,593
    Ultra Electronics Holdings P.L.C.................................  12,764    322,391
    Urban & Civic P.L.C..............................................  30,460    130,200
    Vectura Group P.L.C.............................................. 200,235    228,802
    Vertu Motors P.L.C...............................................  28,861     15,434

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
UNITED KINGDOM -- (Continued)
    Vesuvius P.L.C...................................................  65,059 $    336,641
    Virgin Money UK P.L.C............................................ 193,615      344,512
    Volution Group P.L.C.............................................  37,985       98,214
    Vp P.L.C.........................................................   3,920       43,552
    Weir Group P.L.C. (The)..........................................   5,009       87,492
    Wm Morrison Supermarkets P.L.C................................... 712,962    1,841,833
*   Xaar P.L.C.......................................................  19,705       12,114
                                                                              ------------
TOTAL UNITED KINGDOM.................................................           57,304,209
                                                                              ------------
TOTAL COMMON STOCKS..................................................          525,976,399
                                                                              ------------
PREFERRED STOCKS -- (0.6%)
BRAZIL -- (0.4%)
    Banco ABC Brasil S.A.............................................  28,564      128,486
    Banco do Estado do Rio Grande do Sul SA, Class B.................  48,400      269,848
    Banco Pan SA.....................................................  76,100      171,915
    Cia Brasileira de Distribuicao...................................  17,060      353,026
    Cia Ferro Ligas da Bahia - FERBASA...............................   9,400       42,517
    Eucatex SA Industria e Comercio..................................   8,800        9,874
    Gerdau SA........................................................ 216,500      724,996
    Grazziotin SA....................................................   1,600        9,491
    Marcopolo SA..................................................... 156,673      141,808
    Randon SA Implementos e Participacoes............................  55,300      142,714
    Schulz SA........................................................   7,000       15,360
    Unipar Carbocloro SA.............................................   8,484       61,369
    Usinas Siderurgicas de Minas Gerais SA, Class A.................. 116,300      210,532
                                                                              ------------
TOTAL BRAZIL.........................................................            2,281,936
                                                                              ------------
COLOMBIA -- (0.0%)
    Avianca Holdings SA.............................................. 105,386       58,305
                                                                              ------------
GERMANY -- (0.2%)
    Biotest AG.......................................................   3,257       79,159
    Draegerwerk AG & Co. KGaA........................................   2,384      139,727
    Jungheinrich AG..................................................  13,566      344,172
    Schaeffler AG....................................................  31,344      264,411
    STO SE & Co. KGaA................................................     568       62,141
    Villeroy & Boch AG...............................................     889       13,931
                                                                              ------------
TOTAL GERMANY........................................................              903,541
                                                                              ------------
TOTAL PREFERRED STOCKS...............................................            3,243,782
                                                                              ------------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
#*  DHX Media, Ltd. Rights 11/15/19..................................  30,600        1,975
*   Pan American Silver Corp. Rights 02/22/29........................  66,848       16,928
                                                                              ------------
TOTAL CANADA.........................................................               18,903
                                                                              ------------
CHINA -- (0.0%)
*   Legend Holdings Corp. Rights 05/23/19............................   1,385            0
                                                                              ------------
ITALY -- (0.0%)
*   Mediaset SpA Rights 11/06/19.....................................  91,865        9,119
                                                                              ------------
NORWAY -- (0.0%)
*   XXL ASA Rights 10/25/19..........................................   2,162          917
                                                                              ------------

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                         SHARES     VALUE>>
                                                                        --------- ------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23...........................   196,236 $          0
                                                                                  ------------
TAIWAN -- (0.0%)
*     Kung Sing Engineering Corp. Rights 11/21/19......................    12,661          690
*     Sigurd Microelectronics Corp. Rights 11/12/19....................     2,046          716
                                                                                  ------------
TOTAL TAIWAN...........................................................                  1,406
                                                                                  ------------
THAILAND -- (0.0%)
*     Property Perfect Rights 09/30/19.................................    77,037            0
*     TMB Bank PCL Rights 11/26/19..................................... 1,562,096        2,069
                                                                                  ------------
TOTAL THAILAND.........................................................                  2,069
                                                                                  ------------
TOTAL RIGHTS/WARRANTS..................................................                 32,414
                                                                                  ------------
TOTAL INVESTMENT SECURITIES (Cost $542,407,680)........................            529,252,595
                                                                                  ------------

                                                                                    VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (0.5%)
@(S)  The DFA Short Term Investment Fund...............................   241,696    2,796,664
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $545,203,945)......................           $532,049,259
                                                                                  ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
Common Stocks
   Australia................................. $    30,328 $ 29,389,511   --    $ 29,419,839
   Austria...................................          --    3,362,888   --       3,362,888
   Belgium...................................          --    6,294,286   --       6,294,286
   Brazil....................................   9,726,426           --   --       9,726,426
   Canada....................................  37,356,765      141,231   --      37,497,996
   Chile.....................................       8,172      877,098   --         885,270
   China.....................................   1,425,951   29,046,221   --      30,472,172
   Colombia..................................     522,394           --   --         522,394
   Denmark...................................          --    6,092,261   --       6,092,261
   Finland...................................          --    8,790,345   --       8,790,345
   France....................................          --   26,007,782   --      26,007,782
   Germany...................................          --   27,188,034   --      27,188,034
   Greece....................................          --      353,469   --         353,469
   Hong Kong.................................          --    8,870,932   --       8,870,932
   India.....................................      87,334   13,132,438   --      13,219,772
   Indonesia.................................          --    3,168,078   --       3,168,078
   Ireland...................................          --    4,225,689   --       4,225,689
   Israel....................................          --    3,227,305   --       3,227,305
   Italy.....................................      97,660   15,387,250   --      15,484,910
   Japan.....................................          --  106,233,416   --     106,233,416
   Malaysia..................................       2,061    4,206,861   --       4,208,922
   Mexico....................................   3,567,876           --   --       3,567,876
   Netherlands...............................      44,034    9,953,926   --       9,997,960
   New Zealand...............................          --    2,094,156   --       2,094,156
   Norway....................................          --    3,444,784   --       3,444,784
   Philippines...............................          --    1,675,710   --       1,675,710
   Poland....................................          --    1,487,645   --       1,487,645

WORLD EX U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
   Portugal..................................          -- $  1,221,956   --    $  1,221,956
   Russia.................................... $   760,526      177,112   --         937,638
   Singapore.................................          --    3,364,135   --       3,364,135
   South Africa..............................     865,420    9,069,490   --       9,934,910
   South Korea...............................      18,763   18,582,422   --      18,601,185
   Spain.....................................          --    8,574,076   --       8,574,076
   Sweden....................................      51,070   11,372,112   --      11,423,182
   Switzerland...............................          --   19,842,883   --      19,842,883
   Taiwan....................................          --   22,274,629   --      22,274,629
   Thailand..................................   3,969,256           --   --       3,969,256
   Turkey....................................          --    1,008,023   --       1,008,023
   United Kingdom............................      91,520   57,212,689   --      57,304,209
Preferred Stocks
   Brazil....................................   2,281,936           --   --       2,281,936
   Colombia..................................      58,305           --   --          58,305
   Germany...................................          --      903,541   --         903,541
Rights/Warrants
   Canada....................................          --       18,903   --          18,903
   Italy.....................................          --        9,119   --           9,119
   Norway....................................          --          917   --             917
   Taiwan....................................          --        1,406   --           1,406
   Thailand..................................          --        2,069   --           2,069
Securities Lending Collateral................          --    2,796,664   --       2,796,664
                                              ----------- ------------   --    ------------
TOTAL........................................ $60,965,797 $471,083,462   --    $532,049,259
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMON STOCKS -- (96.2%)
AUSTRALIA -- (4.4%)
    A2B Australia, Ltd...............................................  61,896 $    67,775
    Accent Group, Ltd................................................ 105,492     109,765
#   Adairs, Ltd......................................................  81,527      99,494
    Adelaide Brighton, Ltd........................................... 159,863     339,539
*   Aeon Metals, Ltd.................................................  45,143       3,733
#*  Afterpay Touch Group, Ltd........................................   5,594     111,052
    AGL Energy, Ltd..................................................  59,766     815,843
    Ainsworth Game Technology, Ltd...................................  68,629      37,780
#   Alliance Aviation Services, Ltd..................................  11,460      19,848
    ALS, Ltd......................................................... 159,821     888,858
    Altium, Ltd......................................................  33,183     734,578
    Alumina, Ltd..................................................... 242,873     379,152
    AMA Group, Ltd................................................... 101,999      96,613
#*  Amaysim Australia, Ltd...........................................  59,320      15,900
    AMP, Ltd......................................................... 937,453   1,184,509
    Ansell, Ltd......................................................  21,913     416,715
    AP Eagers, Ltd...................................................  48,592     410,525
    APA Group........................................................ 108,035     867,764
    Appen, Ltd.......................................................  29,126     437,592
*   Arafura Resources, Ltd...........................................  16,794       1,076
#   ARB Corp., Ltd...................................................  19,405     242,168
*   Ardent Leisure Group, Ltd........................................ 239,856     198,547
    Aristocrat Leisure, Ltd..........................................  65,365   1,425,286
    ARQ Group, Ltd...................................................  11,142       3,259
*   Asaleo Care, Ltd................................................. 211,036     139,120
    ASX, Ltd.........................................................   4,901     278,190
    Atlas Arteria, Ltd............................................... 146,827     812,021
    AUB Group, Ltd...................................................  12,009     102,272
    Aurelia Metals, Ltd.............................................. 113,724      36,791
    Aurizon Holdings, Ltd............................................ 530,339   2,157,545
    AusNet Services.................................................. 302,500     386,404
    Austal, Ltd...................................................... 104,574     301,080
    Australia & New Zealand Banking Group, Ltd....................... 226,681   4,165,741
#*  Australian Agricultural Co., Ltd................................. 171,473     116,436
    Australian Finance Group, Ltd....................................  41,769      77,631
    Australian Pharmaceutical Industries, Ltd........................ 206,019     188,242
    Aveo Group....................................................... 132,381     195,391
    Baby Bunting Group, Ltd..........................................  30,773      83,744
#   Bank of Queensland, Ltd.......................................... 138,701     865,641
    Bapcor, Ltd......................................................  91,823     452,642
*   Base Resources, Ltd..............................................  56,903       9,381
    Beach Energy, Ltd................................................ 973,302   1,530,983
    Beacon Lighting Group, Ltd.......................................  17,843      15,237
#   Bega Cheese, Ltd................................................. 101,006     249,072
*   Bellamy's Australia, Ltd.........................................  25,477     224,645
    Bendigo & Adelaide Bank, Ltd..................................... 136,770   1,003,769
    BHP Group, Ltd................................................... 487,213  11,942,785
#   BHP Group, Ltd., Sponsored ADR...................................  13,830     676,425
#   Bingo Industries, Ltd............................................  76,688     126,839
#   Blackmores, Ltd..................................................   4,810     286,392
#*  Blue Sky Alternative Investments, Ltd............................   5,525         529
    BlueScope Steel, Ltd............................................. 257,568   2,357,824
    Boral, Ltd....................................................... 316,826   1,099,993
    Brambles, Ltd.................................................... 118,372     978,587
    Bravura Solutions, Ltd...........................................  47,965     134,938
    Breville Group, Ltd..............................................  30,034     318,078
    Brickworks, Ltd..................................................  37,432     467,232

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
#*  Bubs Australia, Ltd..............................................  35,867 $   27,869
#*  Buru Energy, Ltd.................................................  75,609     11,500
#   BWX, Ltd.........................................................  48,531    131,098
#*  Byron Energy, Ltd................................................  59,304     13,244
    Caltex Australia, Ltd............................................  86,096  1,618,485
    Capitol Health, Ltd.............................................. 106,976     17,665
*   Cardno, Ltd......................................................  70,457     25,235
    carsales.com, Ltd................................................  77,126    826,520
#*  Cash Converters International, Ltd............................... 184,747     30,563
    Cedar Woods Properties, Ltd......................................  22,771    111,291
    Challenger, Ltd.................................................. 124,517    682,940
    CIMIC Group, Ltd.................................................  13,452    306,556
#   Citadel Group, Ltd. (The)........................................   7,217     17,669
    City Chic Collective, Ltd........................................  23,129     44,339
#   Class, Ltd.......................................................  19,682     26,610
    Cleanaway Waste Management, Ltd.................................. 732,607    931,138
#   Clinuvel Pharmaceuticals, Ltd....................................  10,577    222,909
    Clover Corp., Ltd................................................  24,457     52,090
    Coca-Cola Amatil, Ltd............................................ 126,748    889,473
    Cochlear, Ltd....................................................   7,387  1,077,689
#   Codan, Ltd.......................................................  54,165    231,067
    Coles Group, Ltd................................................. 132,804  1,374,371
#   Collection House, Ltd............................................  64,782     54,408
    Collins Foods, Ltd...............................................  70,593    497,851
    Commonwealth Bank of Australia...................................  97,789  5,302,129
    Computershare, Ltd...............................................  54,664    596,683
*   Cooper Energy, Ltd............................................... 474,722    181,452
    Corporate Travel Management, Ltd.................................  21,379    259,715
#   Costa Group Holdings, Ltd........................................ 112,608    221,465
    Costa Group Holdings, Ltd........................................  28,152     55,309
#   Credit Corp. Group, Ltd..........................................  15,651    338,074
    Crown Resorts, Ltd...............................................  90,709    779,245
*   CSG, Ltd.........................................................  68,457     14,497
    CSL, Ltd.........................................................  26,875  4,739,574
    CSR, Ltd......................................................... 273,453    781,645
    Data#3, Ltd......................................................  37,256     88,322
    Decmil Group, Ltd................................................  89,885     53,053
    Dicker Data, Ltd.................................................   7,721     37,306
#   Domain Holdings Australia, Ltd................................... 106,980    233,432
#   Domino's Pizza Enterprises, Ltd..................................  18,521    651,601
    Downer EDI, Ltd.................................................. 217,066  1,207,332
    DWS, Ltd.........................................................  41,130     30,243
    Eclipx Group, Ltd................................................ 128,882    139,407
    Elanor Investor Group............................................  16,920     25,650
    Elders, Ltd......................................................  89,086    362,633
#*  Electro Optic Systems Holdings, Ltd..............................   5,166     24,988
#*  Emeco Holdings, Ltd..............................................  28,065     34,546
#   EQT Holdings, Ltd................................................     902     19,106
    ERM Power, Ltd...................................................  46,673     77,410
    Estia Health, Ltd................................................ 100,307    194,284
    EVENT Hospitality and Entertainment, Ltd.........................  47,725    431,550
    Evolution Mining, Ltd............................................ 623,109  1,777,347
#*  FAR, Ltd......................................................... 687,555     24,635
*   Fleetwood Corp., Ltd.............................................  22,875     35,264
    FlexiGroup, Ltd.................................................. 149,488    200,834
    Flight Centre Travel Group, Ltd..................................  15,179    445,909
#   Fortescue Metals Group, Ltd...................................... 744,986  4,559,778
#   Freedom Foods Group, Ltd.........................................   8,895     32,839
    G8 Education, Ltd................................................ 204,235    362,517

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
#*  Galaxy Resources, Ltd............................................  51,894 $   33,361
    GBST Holdings, Ltd...............................................  13,341     35,407
*   Genex Power, Ltd.................................................  14,287      2,655
    Genworth Mortgage Insurance Australia, Ltd....................... 110,912    298,231
*   Gold Road Resources, Ltd......................................... 141,107    110,721
    GrainCorp, Ltd., Class A......................................... 107,536    535,890
#   Grange Resources, Ltd............................................ 238,429     34,486
*   Greenland Minerals, Ltd.......................................... 177,454     12,217
    GUD Holdings, Ltd................................................  30,761    229,398
#   GWA Group, Ltd................................................... 126,795    254,328
    Hansen Technologies, Ltd.........................................  40,822     95,524
    Harvey Norman Holdings, Ltd...................................... 215,333    607,566
    Healius, Ltd..................................................... 226,416    481,303
    Helloworld Travel, Ltd...........................................   2,497      7,747
*   Horizon Oil, Ltd................................................. 249,894     24,008
#   HT&E, Ltd........................................................ 119,587    135,744
#   HUB24, Ltd.......................................................   8,166     69,320
    Huon Aquaculture Group, Ltd......................................   8,998     28,221
    IDP Education, Ltd...............................................  42,197    517,211
    Iluka Resources, Ltd............................................. 167,158  1,081,988
    Imdex, Ltd....................................................... 130,607    143,014
*   IMF Bentham, Ltd.................................................  66,208    155,336
    Incitec Pivot, Ltd............................................... 500,462  1,190,819
    Independence Group NL............................................ 178,120    780,087
    Infigen Energy................................................... 289,039    127,122
    Infomedia, Ltd................................................... 108,612    171,347
#   Inghams Group, Ltd............................................... 100,256    214,639
    Insurance Australia Group, Ltd................................... 232,688  1,274,914
*   Intega Group, Ltd................................................  70,457     27,442
    Integral Diagnostics, Ltd........................................  32,119     80,060
#   Integrated Research, Ltd.........................................  23,869     48,656
#   InvoCare, Ltd....................................................  44,235    399,809
#   IOOF Holdings, Ltd............................................... 160,836    817,903
    IPH, Ltd.........................................................  80,644    448,597
    IRESS, Ltd.......................................................  39,688    348,539
#*  iSelect, Ltd.....................................................  40,661     15,580
*   iSentia Group, Ltd...............................................  55,501     15,090
    IVE Group, Ltd...................................................  58,367     80,849
    James Hardie Industries P.L.C....................................  50,249    862,986
    James Hardie Industries P.L.C., Sponsored ADR....................   1,045     17,953
#   Japara Healthcare, Ltd........................................... 122,823     94,687
#   JB Hi-Fi, Ltd....................................................  80,360  2,053,653
    Jumbo Interactive, Ltd...........................................  12,500    191,099
    Jupiter Mines, Ltd............................................... 522,866    120,369
#*  Karoon Energy, Ltd............................................... 128,501     85,638
    Karoon Energy, Ltd............................................... 158,625    106,068
    Kogan.com, Ltd...................................................   7,421     34,606
    LendLease Group.................................................. 140,513  1,816,230
#   Lifestyle Communities, Ltd.......................................   5,731     33,572
    Link Administration Holdings, Ltd................................ 228,182    879,915
#   Lovisa Holdings, Ltd.............................................  12,650    117,322
*   Lynas Corp., Ltd................................................. 256,220    438,697
    MACA, Ltd........................................................ 131,271     86,101
    Macmahon Holdings, Ltd........................................... 259,797     38,487
    Macquarie Group, Ltd.............................................  39,544  3,651,390
    Magellan Financial Group, Ltd....................................  26,268    871,255
*   Mayne Pharma Group, Ltd.......................................... 628,119    222,444
    McMillan Shakespeare, Ltd........................................  32,345    357,799
#   McPherson's, Ltd.................................................  66,351    105,521

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Medibank Pvt, Ltd................................................ 452,621 $1,054,934
*   Medusa Mining, Ltd...............................................  85,990     44,821
#*  Mesoblast, Ltd...................................................  81,390     99,919
#*  Metals X, Ltd.................................................... 435,023     50,797
    Metcash, Ltd..................................................... 518,991  1,008,871
#*  Metro Mining, Ltd................................................ 120,794     10,364
#   Mineral Resources, Ltd........................................... 106,419  1,046,729
*   MMA Offshore, Ltd................................................ 194,518     25,816
    MNF Group, Ltd...................................................   6,878     25,128
    Monadelphous Group, Ltd..........................................  34,439    364,508
#   Monash IVF Group, Ltd............................................  99,353     70,152
    Money3 Corp., Ltd................................................ 106,447    157,333
    Mortgage Choice, Ltd.............................................  52,196     51,214
    Motorcycle Holdings, Ltd.........................................   5,907      9,463
    Mount Gibson Iron, Ltd........................................... 317,929    165,949
*   Myer Holdings, Ltd............................................... 467,637    175,246
    National Australia Bank, Ltd..................................... 279,140  5,479,276
    Navigator Global Investments, Ltd................................  24,936     42,203
    Netwealth Group, Ltd.............................................   8,124     49,277
#   New Energy Solar, Ltd............................................  12,340     10,192
    New Hope Corp., Ltd.............................................. 103,693    151,851
    Newcrest Mining, Ltd.............................................  24,905    543,634
#*  NEXTDC, Ltd......................................................  31,711    140,139
    nib holdings, Ltd................................................ 157,246    760,134
    Nick Scali, Ltd..................................................  21,590     91,373
    Nine Entertainment Co. Holdings, Ltd............................. 801,929  1,017,515
    Northern Star Resources, Ltd..................................... 201,590  1,366,441
    NRW Holdings, Ltd................................................ 209,291    325,465
#*  Nufarm, Ltd...................................................... 130,853    533,986
    OFX Group, Ltd...................................................  72,450     69,807
    Oil Search, Ltd.................................................. 192,826    951,652
    OM Holdings, Ltd.................................................  46,008     15,514
#*  Onevue Holdings, Ltd.............................................  82,846     21,679
    oOh!media, Ltd...................................................  46,770     88,887
    Orica, Ltd.......................................................  58,336    921,925
    Origin Energy, Ltd............................................... 274,122  1,486,140
    Orora, Ltd....................................................... 541,216  1,153,579
    OZ Minerals, Ltd................................................. 162,990  1,137,251
    Pacific Current Group, Ltd.......................................  21,169    102,584
    Pacific Energy, Ltd..............................................  47,682     35,165
    Pacific Smiles Group, Ltd........................................   7,482      8,783
#*  Pact Group Holdings, Ltd.........................................  71,659    119,633
*   Panoramic Resources, Ltd......................................... 189,185     42,217
#   Paragon Care, Ltd................................................  35,207     10,575
    Peet, Ltd........................................................ 141,937    117,537
    Pendal Group, Ltd................................................ 164,146    810,490
    People Infrastructure, Ltd.......................................   4,282     10,026
    Perenti Global, Ltd.............................................. 283,178    446,090
#   Perpetual, Ltd...................................................  28,656    710,409
#*  Perseus Mining, Ltd.............................................. 459,094    272,036
#   Pioneer Credit, Ltd..............................................  21,724     36,840
#   Platinum Asset Management, Ltd...................................  79,659    227,487
*   Praemium, Ltd....................................................  17,729      7,735
    Premier Investments, Ltd.........................................  13,189    174,796
*   Prime Media Group, Ltd........................................... 118,942     16,779
    Pro Medicus, Ltd.................................................  13,699    251,389
    Propel Funeral Partners, Ltd.....................................   5,216     11,351
    PWR Holdings, Ltd................................................  20,749     67,938
    Qantas Airways, Ltd.............................................. 114,899    508,213

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    QBE Insurance Group, Ltd......................................... 213,082 $1,853,895
    QMS Media, Ltd...................................................  62,983     53,131
    Qube Holdings, Ltd............................................... 298,915    670,198
*   Quintis, Ltd.....................................................  95,042          0
    Ramelius Resources, Ltd.......................................... 272,182    234,422
    Ramsay Health Care, Ltd..........................................  20,217    955,266
    REA Group, Ltd...................................................   5,612    421,177
    Reckon, Ltd......................................................  16,235      8,505
*   Red 5, Ltd....................................................... 291,079     55,438
#*  Red River Resources, Ltd.........................................  95,643      9,879
#   Reece, Ltd.......................................................  24,738    177,182
    Regis Healthcare, Ltd............................................  48,428    107,641
    Regis Resources, Ltd............................................. 297,173  1,007,137
    Reject Shop, Ltd. (The)..........................................  13,887     23,464
#   Reliance Worldwide Corp., Ltd....................................  31,502     91,667
#*  Resolute Mining, Ltd............................................. 366,389    306,926
    Ridley Corp., Ltd................................................  97,503     73,141
    Rio Tinto, Ltd...................................................  73,033  4,566,971
    RXP Services, Ltd................................................  37,518     13,170
    Sandfire Resources NL............................................ 128,155    511,840
    Santos, Ltd...................................................... 620,026  3,468,124
*   Saracen Mineral Holdings, Ltd.................................... 243,483    629,991
    SeaLink Travel Group, Ltd........................................  22,749     80,379
    Seek, Ltd........................................................  47,451    742,609
    Select Harvests, Ltd.............................................  29,179    144,904
*   Senex Energy, Ltd................................................ 673,868    166,761
    Servcorp, Ltd....................................................  11,131     33,826
    Service Stream, Ltd.............................................. 159,867    284,133
#   Seven Group Holdings, Ltd........................................  42,998    555,760
*   Seven West Media, Ltd............................................ 640,772    175,966
    SG Fleet Group, Ltd..............................................  25,696     42,799
    Sigma Healthcare, Ltd............................................ 263,993    105,774
*   Silver Chef, Ltd.................................................   8,530      3,991
*   Silver Lake Resources, Ltd....................................... 306,707    245,526
    Sims Metal Management, Ltd.......................................  85,771    552,018
    SmartGroup Corp., Ltd............................................  28,813    226,763
    Sonic Healthcare, Ltd............................................  24,997    492,315
    South32, Ltd., ADR...............................................  10,815     94,631
    South32, Ltd..................................................... 595,288  1,041,712
    Southern Cross Media Group, Ltd.................................. 336,787    190,223
    Spark Infrastructure Group....................................... 410,969    573,107
#   SpeedCast International, Ltd..................................... 165,938    113,848
    SRG Global, Ltd.................................................. 103,215     28,388
    St Barbara, Ltd.................................................. 436,653    842,393
    Stanmore Coal, Ltd...............................................  26,483     18,615
    Star Entertainment Grp, Ltd. (The)............................... 331,433  1,074,667
    Steadfast Group, Ltd............................................. 162,249    401,801
    Suncorp Group, Ltd............................................... 146,436  1,359,587
#*  Sundance Energy Australia, Ltd................................... 172,684     15,434
#   Super Retail Group, Ltd.......................................... 128,700    845,498
#*  Superloop, Ltd...................................................  15,777     11,897
    Superloop, Ltd...................................................   1,328        751
    Sydney Airport...................................................  84,049    509,038
#*  Syrah Resources, Ltd.............................................  89,794     24,766
    Tabcorp Holdings, Ltd............................................ 313,372  1,038,405
    Tassal Group, Ltd................................................ 102,141    291,640
    Technology One, Ltd..............................................  83,277    423,049
    Telstra Corp., Ltd............................................... 337,771    813,503
    Telstra Corp., Ltd., ADR.........................................     939     11,259

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
AUSTRALIA -- (Continued)
*   Thorn Group, Ltd................................................. 101,599 $     18,898
    TPG Telecom, Ltd................................................. 182,249      821,428
    Transurban Group................................................. 120,090    1,229,955
    Treasury Wine Estates, Ltd.......................................  32,523      394,281
*   Troy Resources, Ltd..............................................  92,972        7,050
    Village Roadshow, Ltd............................................  62,441      137,794
*   Virgin Australia Holdings, Ltd................................... 328,693       33,962
    Virtus Health, Ltd...............................................  42,133      119,301
    Vita Group, Ltd..................................................  60,744       50,897
*   Vocus Group, Ltd................................................. 258,894      593,556
    Wesfarmers, Ltd..................................................  95,120    2,613,426
    Western Areas, Ltd............................................... 138,501      305,275
*   Westgold Resources, Ltd..........................................  51,720       84,077
#   Westpac Banking Corp............................................. 251,323    4,879,558
    Whitehaven Coal, Ltd............................................. 367,464      835,755
#   WiseTech Global, Ltd.............................................  22,697      407,610
    Woodside Petroleum, Ltd..........................................  98,547    2,184,143
    Woolworths Group, Ltd............................................  45,162    1,164,553
    Worley, Ltd...................................................... 124,468    1,168,285
    WPP AUNZ, Ltd.................................................... 137,912       50,782
*   Xero, Ltd........................................................   2,656      125,985
                                                                              ------------
TOTAL AUSTRALIA......................................................          168,102,955
                                                                              ------------
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG...........................................   5,588      107,835
    ANDRITZ AG.......................................................  23,896    1,074,513
    Atrium European Real Estate, Ltd.................................  43,710      174,500
    Austria Technologie & Systemtechnik AG...........................  15,848      294,911
    CA Immobilien Anlagen AG.........................................  18,007      693,862
    DO & CO AG.......................................................   2,162      201,145
    Erste Group Bank AG..............................................  47,312    1,673,324
    EVN AG...........................................................  18,071      330,765
#   FACC AG..........................................................   1,947       25,425
    Flughafen Wien AG................................................   2,519      103,308
    IMMOFINANZ AG....................................................  23,203      667,095
    Kapsch TrafficCom AG.............................................   1,347       42,467
    Lenzing AG.......................................................   7,129      750,917
    Mayr Melnhof Karton AG...........................................   2,109      259,117
    Oesterreichische Post AG.........................................  11,224      413,657
    OMV AG...........................................................  29,916    1,748,937
    Palfinger AG.....................................................   3,950      112,836
#   POLYTEC Holding AG...............................................   4,035       36,733
#   Porr AG..........................................................   2,136       50,586
    Raiffeisen Bank International AG.................................  67,230    1,656,499
#   Rosenbauer International AG......................................     582       24,688
    S IMMO AG........................................................  18,094      458,259
    Schoeller-Bleckmann Oilfield Equipment AG........................   2,607      149,009
#*  Semperit AG Holding..............................................   1,666       22,676
    Strabag SE.......................................................   8,022      266,398
    Telekom Austria AG...............................................  54,154      419,607
    UBM Development AG...............................................   1,692       84,234
    UNIQA Insurance Group AG.........................................  58,293      560,589
    Verbund AG.......................................................   3,126      169,351
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............  19,906      539,978
    Voestalpine AG...................................................  64,751    1,624,775
    Wienerberger AG..................................................  31,530      854,008
*   Zumtobel Group AG................................................   4,990       39,660
                                                                              ------------
TOTAL AUSTRIA........................................................           15,631,664
                                                                              ------------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BELGIUM -- (0.9%)
    Ackermans & van Haaren NV........................................  10,889 $ 1,669,239
    Ageas............................................................  55,662   3,210,065
*   AGFA-Gevaert NV.................................................. 117,210     534,839
    Anheuser-Busch InBev SA..........................................  69,892   5,641,500
#   Anheuser-Busch InBev SA/NV, Sponsored ADR........................   1,081      87,312
*   Argenx SE........................................................     101      12,299
*   Argenx SE........................................................   1,574     190,996
    Atenor...........................................................     658      54,930
    Banque Nationale de Belgique.....................................      10      24,987
    Barco NV.........................................................   2,728     594,116
    Bekaert SA.......................................................  20,510     572,387
#   bpost SA.........................................................  33,088     378,138
    Cie d'Entreprises CFE............................................   5,331     513,887
    Colruyt SA.......................................................  23,970   1,333,319
    Deceuninck NV....................................................  24,144      50,294
    D'ieteren SA.....................................................  12,309     777,418
    Econocom Group SA................................................  39,590     103,235
    Elia System Operator SA..........................................   8,138     701,924
#   Euronav NV.......................................................  73,874     833,115
*   Euronav NV.......................................................   8,047      89,563
    EVS Broadcast Equipment SA.......................................   5,263     129,287
#*  Exmar NV.........................................................  15,568      97,274
    Fagron...........................................................  16,673     316,586
*   Galapagos NV.....................................................   1,829     336,750
    Gimv NV..........................................................   5,977     358,927
    Immobel SA.......................................................   1,432     108,590
#*  Ion Beam Applications............................................   1,711      27,335
    Jensen-Group NV..................................................   1,217      46,404
    KBC Group NV.....................................................  35,792   2,516,689
    Kinepolis Group NV...............................................   5,590     371,857
    Lotus Bakeries NV................................................      89     251,074
*   MDxHealth........................................................     497         557
#   Melexis NV.......................................................   6,483     454,911
#*  Nyrstar NV.......................................................  39,069       8,455
    Ontex Group NV...................................................  32,704     593,270
    Orange Belgium SA................................................  21,127     465,190
#*  Oxurion NV.......................................................  14,601      42,360
    Picanol..........................................................     858      66,678
    Proximus SADP....................................................  49,493   1,520,957
    Recticel SA......................................................  25,013     218,880
#   Resilux..........................................................     566      84,871
    Sioen Industries NV..............................................   5,480     135,730
    Sipef NV.........................................................   2,254     114,357
    Solvay SA........................................................  23,296   2,532,880
*   Telenet Group Holding NV.........................................  10,896     535,331
    TER Beke SA......................................................     239      28,435
*   Tessenderlo Group SA.............................................  13,758     455,169
    UCB SA...........................................................  29,219   2,355,017
#   Umicore SA.......................................................  29,662   1,224,448
    Van de Velde NV..................................................   1,633      44,090
*   Viohalco SA......................................................   4,480      18,208
                                                                              -----------
TOTAL BELGIUM........................................................          32,834,130
                                                                              -----------
BRAZIL -- (1.8%)
    AES Tiete Energia SA.............................................  80,013     233,625
    AES Tiete Energia SA.............................................      13           8
    Aliansce Sonae Shopping Centers SA...............................  32,352     343,244
    Alliar Medicos A Frente SA.......................................  31,400     141,713
    Alupar Investimento SA...........................................  39,538     239,269

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
BRAZIL -- (Continued)
    Ambev SA, ADR....................................................  79,200 $  341,352
    Ambev SA......................................................... 330,000  1,430,096
    Anima Holding SA.................................................   6,400     34,150
    Arezzo Industria e Comercio SA...................................  14,800    218,097
    Atacadao S.A.....................................................  22,500    107,212
    B3 SA - Brasil Bolsa Balcao......................................  78,847    951,158
    Banco Bradesco SA................................................  81,698    669,188
    Banco BTG Pactual SA.............................................  22,751    368,509
    Banco do Brasil SA...............................................  54,050    648,923
*   Banco Pan SA.....................................................   2,044      4,618
    Banco Santander Brasil SA........................................  11,200    131,423
    BB Seguridade Participacoes SA...................................  91,840    777,909
    BR Malls Participacoes SA........................................ 257,240    984,574
*   BR Properties SA.................................................  34,800    105,428
*   Brasil Brokers Participacoes SA..................................   7,500      8,584
    BrasilAgro - Co. Brasileira de Propriedades Agricolas............  17,200     72,694
    Braskem SA, Sponsored ADR........................................   3,700     50,061
*   BRF SA...........................................................  61,622    545,617
    Camil Alimentos S.A..............................................  76,957    124,152
    CCR SA........................................................... 432,287  1,772,048
    Centrais Eletricas Brasileiras SA................................  28,800    284,086
    Cia de Locacao das Americas...................................... 109,500    471,255
    Cia de Saneamento Basico do Estado de Sao Paulo..................  47,924    652,689
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR.............   6,900     93,426
    Cia de Saneamento de Minas Gerais-COPASA.........................  23,834    401,086
    Cia de Saneamento do Parana......................................  35,325    803,301
    Cia de Saneamento do Parana......................................   2,600     11,734
    Cia Energetica de Minas Gerais, Sponsored ADR....................   8,800     29,568
    Cia Energetica de Minas Gerais...................................  31,100    115,932
    Cia Hering.......................................................  14,177    111,246
    Cia Paranaense de Energia, Sponsored ADR.........................   2,400     33,096
    Cia Paranaense de Energia........................................   7,500    102,724
    Cia Siderurgica Nacional SA, Sponsored ADR.......................  28,200     82,344
    Cia Siderurgica Nacional SA...................................... 465,273  1,368,962
    Cielo SA......................................................... 100,766    189,949
    Cogna Educacao...................................................  59,472    143,397
    Construtora Tenda SA.............................................  33,988    200,089
*   Cosan Logistica SA...............................................  91,266    461,507
    Cosan SA.........................................................  45,940    661,980
    CSU Cardsystem SA................................................  11,900     19,406
    CVC Brasil Operadora e Agencia de Viagens SA.....................  47,742    609,855
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.......... 131,839    885,282
    Direcional Engenharia SA.........................................  92,700    276,216
    Duratex SA....................................................... 170,383    558,243
    EcoRodovias Infraestrutura e Logistica SA........................  79,655    273,097
    EDP - Energias do Brasil SA......................................  81,688    386,391
    Embraer SA....................................................... 294,517  1,287,341
    Embraer SA, Sponsored ADR........................................   6,200    107,694
    Enauta Participacoes SA..........................................  50,328    165,146
    Energisa SA......................................................  68,004    812,555
*   Eneva SA.........................................................  16,343    133,947
    Engie Brasil Energia SA..........................................  33,782    381,243
    Equatorial Energia SA............................................  56,350  1,431,477
*   Even Construtora e Incorporadora SA..............................  77,112    234,384
    Ez Tec Empreendimentos e Participacoes SA........................  34,643    355,889
    Fleury SA........................................................  72,842    462,244
    Fras-Le SA.......................................................  13,100     15,058
*   Gafisa SA........................................................  21,494     29,155
#   Gerdau SA, Sponsored ADR.........................................  32,200    105,938

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
BRAZIL -- (Continued)
    Gerdau SA........................................................  36,800 $  102,311
    Grendene SA......................................................  54,951    136,607
    Guararapes Confeccoes SA.........................................  43,200    214,788
    Hapvida Participacoes e Investimentos S.A........................   8,200    115,113
*   Helbor Empreendimentos SA........................................ 101,266     82,568
    Hypera SA........................................................  63,200    540,836
    Industrias Romi SA...............................................  18,100     62,868
    Instituto Hermes Pardini SA......................................  20,471    118,676
    International Meal Co. Alimentacao SA, Class A................... 104,500    192,298
    Iochpe-Maxion SA.................................................  78,823    342,768
    IRB Brasil Resseguros S/A........................................  74,712    703,994
#   Itau Unibanco Holding SA, ADR....................................  56,778    512,705
    Itau Unibanco Holding SA.........................................  31,936    248,210
    JBS SA........................................................... 436,847  3,081,511
    JHSF Participacoes SA............................................  74,600     83,705
    JSL SA...........................................................  33,900    166,520
    Kepler Weber SA..................................................  12,000     63,733
    Klabin SA........................................................ 134,786    531,683
    Light SA.........................................................  59,018    292,846
    Localiza Rent a Car SA........................................... 119,181  1,283,190
    LOG Commercial Properties e Participacoes SA.....................  12,594     79,450
*   Log-in Logistica Intermodal SA...................................   4,600     25,520
    Lojas Americanas SA..............................................  11,200     42,197
    Lojas Renner SA.................................................. 147,444  1,865,798
    M Dias Branco SA.................................................   2,558     24,078
    Magazine Luiza SA................................................ 114,624  1,275,855
    Mahle-Metal Leve SA..............................................  31,368    192,017
    Marcopolo SA.....................................................  38,800     32,894
*   Marfrig Global Foods SA..........................................  78,246    209,736
*   Marisa Lojas SA..................................................  61,000    162,900
*   Mills Estruturas e Servicos de Engenharia SA.....................  64,273    116,671
*   Minerva SA.......................................................  32,400     83,535
    Movida Participacoes SA..........................................  20,661     77,533
    MRV Engenharia e Participacoes SA................................  74,300    325,879
    Natura Cosmeticos SA............................................. 140,966  1,095,250
    Notre Dame Intermedica Participacoes S.A.........................  62,576    936,183
    Odontoprev SA.................................................... 110,274    406,671
*   Omega Geracao SA.................................................  10,400     88,635
    Ouro Fino Saude Animal Participacoes SA..........................   4,900     47,650
*   Paranapanema SA..................................................   5,582     38,278
*   Petro Rio SA.....................................................  39,375    181,633
    Petrobras Distribuidora S.A......................................  92,033    648,970
    Petroleo Brasileiro SA........................................... 536,084  4,371,013
    Petroleo Brasileiro SA, Sponsored ADR (US71654V1017).............  42,200    636,798
    Petroleo Brasileiro SA, Sponsored ADR (US71654V4086).............  31,500    511,560
    Porto Seguro SA..................................................  94,225  1,348,589
    Portobello SA....................................................  46,837     46,481
    Qualicorp Consultoria e Corretora de Seguros SA.................. 142,181  1,130,925
    Raia Drogasil SA.................................................  53,600  1,470,141
    Restoque Comercio e Confeccoes de Roupas SA......................   5,283     26,976
*   Rumo SA.......................................................... 161,523    918,271
    Santos Brasil Participacoes SA...................................  87,300    148,892
    Sao Carlos Empreendimentos e Participacoes SA....................   9,300     96,073
    Sao Martinho SA.................................................. 125,184    548,119
    Ser Educacional SA...............................................  27,270    162,036
    SLC Agricola SA..................................................  75,400    340,480
    Smiles Fidelidade SA.............................................  21,100    194,664
*   Springs Global Participacoes SA..................................  21,000     67,181
    Sul America SA................................................... 124,937  1,504,353

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BRAZIL -- (Continued)
    Suzano SA........................................................ 118,065 $   960,888
#*  Suzano SA, Sponsored ADR.........................................   3,228      26,083
    T4F Entretenimento SA............................................   5,000       7,169
*   Technos SA.......................................................  13,500       7,069
*   Tecnisa SA....................................................... 332,147      99,383
    Tegma Gestao Logistica SA........................................  22,104     178,959
    Telefonica Brasil SA, ADR........................................   3,300      43,461
*   Terra Santa Agro SA..............................................   6,900      25,773
    TIM Participacoes SA, ADR........................................   2,300      32,545
    TIM Participacoes SA............................................. 134,221     382,198
    TOTVS SA.........................................................   8,801     136,670
    Transmissora Alianca de Energia Eletrica SA......................  81,932     590,000
    Trisul SA........................................................  43,632     130,662
    Tupy SA..........................................................  63,200     301,463
    Ultrapar Participacoes SA........................................  71,618     336,973
    Ultrapar Participacoes SA, Sponsored ADR.........................   1,200       5,604
    Unipar Carbocloro SA.............................................   7,116      53,408
    Usinas Siderurgicas de Minas Gerais SA...........................  17,700      39,015
*   Vale SA, Sponsored ADR...........................................  24,097     282,903
*   Vale SA.......................................................... 482,332   5,676,616
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao S.A..............................................  39,432     130,571
*   Via Varejo SA.................................................... 249,918     462,384
*   Vulcabras Azaleia SA.............................................  52,500     103,285
    WEG SA...........................................................  20,034     127,382
    Wiz Solucoes e Corretagem de Seguros SA..........................  29,500      80,177
    YDUQS Part....................................................... 138,002   1,350,599
                                                                              -----------
TOTAL BRAZIL.........................................................          66,980,639
                                                                              -----------
CANADA -- (6.4%)
*   5N Plus, Inc.....................................................  22,100      36,914
    Absolute Software Corp...........................................  14,673      86,449
#   Acadian Timber Corp..............................................   4,133      51,306
#*  Advantage Oil & Gas, Ltd.........................................  96,429     139,105
    Aecon Group, Inc.................................................  26,456     365,575
#*  Africa Oil Corp..................................................  64,590      56,886
#   AG Growth International, Inc.....................................   4,598     149,485
    AGF Management, Ltd., Class B....................................  38,800     171,155
    Agnico Eagle Mines, Ltd..........................................  16,839   1,035,093
*   Aimia, Inc.......................................................  54,178     150,140
*   Air Canada.......................................................  39,412   1,403,404
    AirBoss of America Corp..........................................   9,083      54,342
    AKITA Drilling, Ltd., Class A....................................   2,524       2,204
*   Alacer Gold Corp................................................. 134,706     666,831
    Alamos Gold, Inc., Class A....................................... 168,084     915,011
#   Alamos Gold, Inc., Class A.......................................  39,729     216,126
#   Alaris Royalty Corp..............................................  22,846     339,629
#   Alcanna, Inc.....................................................  12,048      41,346
#*  Alexco Resource Corp.............................................  15,300      28,925
    Algonquin Power & Utilities Corp.................................  73,910   1,015,133
    Alimentation Couche-Tard, Inc., Class B..........................  71,248   2,136,737
#*  Alio Gold, Inc...................................................  17,002      10,327
#   AltaGas, Ltd.....................................................  83,860   1,219,921
    Altius Minerals Corp.............................................  14,600     116,725
    Altus Group, Ltd.................................................   7,666     212,443
#*  Americas Gold & Silver Corp......................................   3,200      10,010
*   Amerigo Resources, Ltd...........................................  77,600      43,599
    Andrew Peller, Ltd., Class A.....................................  10,400     103,202
#   ARC Resources, Ltd............................................... 251,240   1,064,398

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
*   Argonaut Gold, Inc...............................................  72,454 $  118,272
*   Aritzia, Inc.....................................................  26,344    375,429
#*  Asanko Gold, Inc.................................................  42,200     37,807
    Atco, Ltd., Class I..............................................  13,642    479,557
*   Athabasca Oil Corp............................................... 187,300     57,594
*   ATS Automation Tooling Systems, Inc..............................   9,191    124,770
#*  Aurora Cannabis, Inc.............................................  66,307    237,620
#*  Aurora Cannabis, Inc.............................................  56,514    202,885
#   AutoCanada, Inc..................................................  10,001     62,948
*   B2Gold Corp...................................................... 634,770  2,231,406
    Badger Daylighting, Ltd..........................................  12,872    381,342
    Bank of Montreal, (2073174)......................................  92,353  6,833,198
#   Bank of Montreal, (2076009)......................................  16,578  1,227,208
    Bank of Nova Scotia (The)........................................   7,000    401,473
#   Bank of Nova Scotia (The)........................................  94,722  5,430,412
    Barrick Gold Corp................................................ 123,148  2,139,265
    Barrick Gold Corp................................................  16,901    293,401
    Barrick Gold Corp................................................  36,590    616,465
*   Bausch Health Cos., Inc..........................................   4,180    103,831
*   Bausch Health Cos., Inc.......................................... 118,343  2,941,728
#*  Baytex Energy Corp............................................... 275,015    306,941
*   Baytex Energy Corp...............................................  18,982     21,260
    BCE, Inc.........................................................   3,587    170,140
#   BCE, Inc.........................................................   9,295    441,048
    Birchcliff Energy, Ltd........................................... 127,515    194,598
    Bird Construction, Inc...........................................   6,688     31,229
*   Black Diamond Group, Ltd.........................................  21,800     28,303
*   BlackBerry, Ltd..................................................  93,502    491,256
#   BMTC Group, Inc..................................................   1,900     17,354
*   Bombardier, Inc., Class A........................................  23,619     30,665
*   Bombardier, Inc., Class B........................................ 225,319    283,980
#   Bonavista Energy Corp............................................ 111,210     41,373
    Bonterra Energy Corp.............................................  12,185     29,974
    Boralex, Inc., Class A...........................................  36,589    605,603
    Bridgemarq Real Estate Services..................................   1,900     21,422
    Brookfield Asset Management, Inc., Class A.......................  28,885  1,595,896
    BRP, Inc.........................................................   6,418    287,935
    CAE, Inc.........................................................  41,044  1,029,294
    CAE, Inc.........................................................  14,430    362,049
#*  Calfrac Well Services, Ltd.......................................  56,260     47,841
    Calian Group, Ltd................................................   4,000    107,570
    Cameco Corp......................................................  88,151    787,074
#   Cameco Corp......................................................  24,003    214,347
    Canaccord Genuity Group, Inc.....................................  23,651     96,249
*   Canacol Energy, Ltd..............................................  54,484    200,628
#*  Canada Goose Holdings, Inc.......................................   7,000    292,840
#*  Canada Goose Holdings, Inc.......................................   2,827    118,253
    Canadian Imperial Bank of Commerce...............................  16,238  1,384,625
    Canadian Imperial Bank of Commerce...............................  51,431  4,385,007
    Canadian National Railway Co.....................................  15,500  1,386,303
    Canadian National Railway Co.....................................  47,248  4,222,554
    Canadian Natural Resources, Ltd.................................. 108,418  2,733,704
    Canadian Natural Resources, Ltd.................................. 155,586  3,923,879
    Canadian Pacific Railway, Ltd....................................   1,800    409,322
    Canadian Pacific Railway, Ltd....................................   8,096  1,840,302
#   Canadian Tire Corp., Ltd., Class A...............................   9,200    991,806
    Canadian Utilities, Ltd., Class A................................  11,100    323,704
    Canadian Utilities, Ltd., Class B................................     900     26,376
#   Canadian Western Bank............................................  49,524  1,253,986

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
*   Canfor Corp......................................................  49,038 $  592,730
    Canfor Pulp Products, Inc........................................  22,990    151,160
#*  Canopy Growth Corp...............................................   2,800     55,974
#   CanWel Building Materials Group, Ltd.............................  31,012    106,662
    Capital Power Corp...............................................  27,586    661,218
*   Capstone Mining Corp.............................................  87,215     33,109
#   Cardinal Energy, Ltd.............................................  41,298     60,202
#   Cargojet, Inc....................................................   1,100     82,181
    Cascades, Inc....................................................  50,702    480,035
    CCL Industries, Inc., Class B....................................  16,400    675,001
*   Celestica, Inc...................................................  10,045     72,525
*   Celestica, Inc...................................................  43,444    314,673
    Cenovus Energy, Inc.............................................. 117,335    999,543
    Cenovus Energy, Inc..............................................  60,391    512,720
*   Centerra Gold, Inc............................................... 119,660  1,020,258
    Cervus Equipment Corp............................................   5,000     31,319
#   CES Energy Solutions Corp........................................  82,567    110,332
*   CGI, Inc.........................................................  12,681    985,567
*   CGI, Inc.........................................................  10,505    816,568
#   Chesswood Group, Ltd.............................................   4,500     37,412
*   China Gold International Resources Corp., Ltd....................  94,140     75,049
    CI Financial Corp................................................  62,496    909,611
#   Cineplex, Inc....................................................  36,288    618,530
#   Clearwater Seafoods, Inc.........................................  15,557     62,011
    Cogeco Communications, Inc.......................................  13,212  1,142,044
    Cogeco, Inc......................................................  11,573    895,631
*   Colabor Group, Inc...............................................  26,600     10,704
    Colliers International Group, Inc................................   2,100    140,707
    Colliers International Group, Inc................................  10,823    724,600
    Computer Modelling Group, Ltd....................................  29,984    159,584
#   Constellation Software, Inc......................................   2,700  2,666,647
*   Continental Gold, Inc............................................  58,080    185,207
*   Copper Mountain Mining Corp......................................  96,400     49,038
    Corby Spirit and Wine, Ltd.......................................   3,900     47,377
    Corus Entertainment, Inc., Class B............................... 102,605    394,185
    Cott Corp........................................................  15,109    194,151
    Cott Corp........................................................  43,071    553,308
    Crescent Point Energy Corp....................................... 150,009    547,827
    Crescent Point Energy Corp.......................................  28,949    105,953
*   Crew Energy, Inc.................................................  63,989     23,320
*   CRH Medical Corp.................................................  34,060    102,405
*   Delphi Energy Corp............................................... 119,363      5,438
*   Denison Mines Corp............................................... 244,574    113,272
*   Descartes Systems Group, Inc. (The)..............................   2,799    108,909
*   Detour Gold Corp.................................................  82,142  1,363,940
#*  DHX Media, Ltd...................................................  33,244     47,957
*   DIRTT Environmental Solutions....................................   9,900     44,949
    Dollarama, Inc...................................................  27,000    908,337
    Dorel Industries, Inc., Class B..................................  11,212     42,478
    DREAM Unlimited Corp., Class A...................................  44,000    337,074
*   Dundee Precious Metals, Inc......................................  70,644    246,189
    ECN Capital Corp................................................. 150,915    498,429
    E-L Financial Corp., Ltd.........................................     200    111,762
*   Eldorado Gold Corp...............................................  71,438    601,514
#   Element Fleet Management Corp.................................... 215,383  1,831,516
#   Emera, Inc.......................................................  21,500    890,134
    Empire Co., Ltd., Class A........................................  43,989  1,167,941
    Enbridge, Inc....................................................  32,809  1,194,921
    Enbridge, Inc....................................................  58,848  2,142,656

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Encana Corp...................................................... 427,146 $1,673,429
#   Encana Corp......................................................  30,117    118,360
*   Endeavour Mining Corp............................................  22,561    408,545
#*  Endeavour Silver Corp............................................  14,200     35,255
    Enerflex, Ltd....................................................  44,154    345,964
#*  Energy Fuels, Inc................................................  35,300     70,487
#   Enerplus Corp.................................................... 168,082  1,014,541
    Enerplus Corp....................................................  20,845    125,695
    Enghouse Systems, Ltd............................................  14,122    411,405
    Ensign Energy Services, Inc......................................  61,242    124,614
#   Equitable Group, Inc.............................................   5,340    459,440
*   ERO Copper Corp..................................................   1,400     17,496
#*  Essential Energy Services Trust..................................  80,200     17,354
    Evertz Technologies, Ltd.........................................   9,000    122,314
#   Exchange Income Corp.............................................   7,900    233,983
    Exco Technologies, Ltd...........................................  16,900     98,031
#   Extendicare, Inc.................................................  32,374    219,006
    Fairfax Financial Holdings, Ltd..................................   4,470  1,893,751
    Fiera Capital Corp...............................................  13,000    103,637
    Finning International, Inc.......................................  47,344    806,261
    Firm Capital Mortgage Investment Corp............................  12,344    133,271
    First Capital Realty, Inc........................................  30,571    505,996
#*  First Majestic Silver Corp.......................................  17,602    188,168
#*  First Majestic Silver Corp.......................................   3,500     37,345
    First National Financial Corp....................................   5,700    185,615
    First Quantum Minerals, Ltd...................................... 160,175  1,353,540
    FirstService Corp................................................   9,837    858,868
    FirstService Corp................................................   1,700    148,381
*   Fission Uranium Corp............................................. 126,692     27,895
    Fortis, Inc......................................................  30,986  1,287,339
    Fortis, Inc......................................................   3,499    145,453
#*  Fortuna Silver Mines, Inc........................................  70,637    225,249
#   Franco-Nevada Corp...............................................   5,335    517,335
#   Freehold Royalties, Ltd..........................................  50,998    250,518
    Frontera Energy Corp.............................................   5,281     42,341
    Gamehost, Inc....................................................  14,487     89,313
#*  GDI Integrated Facility Services, Inc............................   1,839     40,798
*   Gear Energy, Ltd.................................................  99,909     29,584
#   Genworth MI Canada, Inc..........................................  16,679    673,694
    George Weston, Ltd...............................................  18,624  1,491,080
    Gibson Energy, Inc...............................................  47,715    831,779
    Gildan Activewear, Inc...........................................   4,400    112,414
    Gildan Activewear, Inc...........................................  17,201    439,142
    GMP Capital, Inc.................................................  24,900     42,915
#   goeasy, Ltd......................................................   7,800    356,629
#*  Golden Star Resources, Ltd.......................................  18,080     60,948
    GoldMoney, Inc...................................................   5,600      8,801
*   Gran Tierra Energy, Inc.......................................... 264,330    280,967
*   Great Canadian Gaming Corp.......................................  20,008    632,855
*   Great Panther Mining, Ltd........................................  11,696      6,394
    Great-West Lifeco, Inc...........................................  42,026  1,022,013
    Guardian Capital Group, Ltd., Class A............................   8,800    174,116
#*  Guyana Goldfields, Inc...........................................  51,656     20,786
*   Heroux-Devtek, Inc...............................................  11,900    151,427
#   High Arctic Energy Services, Inc.................................  10,800     18,532
#   High Liner Foods, Inc............................................   9,675     68,315
    HLS Therapeutics, Inc............................................   2,000     22,777
#*  Home Capital Group, Inc..........................................  34,816    716,621
    Horizon North Logistics, Inc.....................................  67,079     49,401

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Hudbay Minerals, Inc............................................. 174,520 $  633,365
    Husky Energy, Inc................................................ 107,577    751,428
#   Hydro One, Ltd...................................................  22,171    412,245
    IA Financial Crop., Inc..........................................  36,578  1,761,554
*   IAMGOLD Corp..................................................... 209,387    786,930
*   IAMGOLD Corp.....................................................   6,100     22,814
*   IBI Group, Inc...................................................   5,000     18,829
    IGM Financial, Inc...............................................   8,300    234,235
#*  Imperial Metals Corp.............................................  19,440     26,863
    Imperial Oil, Ltd................................................  15,992    398,252
#   Imperial Oil, Ltd................................................  20,183    501,951
    Information Services Corp........................................   4,900     60,157
    Innergex Renewable Energy, Inc...................................  34,184    426,688
    Intact Financial Corp............................................   8,005    825,966
#   Inter Pipeline, Ltd..............................................  51,678    867,512
*   Interfor Corp....................................................  45,502    542,390
    Intertape Polymer Group, Inc.....................................  18,192    234,254
    Invesque, Inc....................................................  10,197     73,724
*   IPL Plastics, Inc................................................   3,058     20,571
*   Ivanhoe Mines, Ltd., Class A..................................... 165,483    410,849
    Jamieson Wellness, Inc...........................................   8,711    157,143
    Just Energy Group, Inc...........................................  30,251     70,052
    Just Energy Group, Inc...........................................   6,648     15,290
    K-Bro Linen, Inc.................................................   1,900     52,221
*   Kelt Exploration, Ltd............................................  71,264    155,827
    Keyera Corp......................................................  60,109  1,393,309
*   Kinaxis, Inc.....................................................   3,508    224,021
#   Kinder Morgan Canada, Ltd........................................  12,713    135,132
*   Kinross Gold Corp................................................ 859,539  4,176,638
    Kirkland Lake Gold, Ltd..........................................  64,285  3,018,774
*   Knight Therapeutics, Inc.........................................  56,127    357,106
    KP Tissue, Inc...................................................   4,089     26,637
    Labrador Iron Ore Royalty Corp...................................  11,788    199,674
#*  Largo Resources, Ltd.............................................  49,700     49,809
    Lassonde Industries, Inc., Class A...............................     400     53,077
#   Laurentian Bank of Canada........................................  24,871    855,407
*   Leagold Mining Corp..............................................  20,800     41,060
    Leon's Furniture, Ltd............................................   9,615    114,977
    Linamar Corp.....................................................  30,632    998,895
    Loblaw Cos., Ltd.................................................  29,200  1,557,215
    Logistec Corp., Class B..........................................     400     11,480
    Lucara Diamond Corp.............................................. 210,133    172,306
*   Lundin Gold, Inc.................................................   9,800     58,781
    Lundin Mining Corp............................................... 298,814  1,508,703
    Magellan Aerospace Corp..........................................   7,228     88,134
    Magna International, Inc.........................................  23,004  1,236,917
    Magna International, Inc.........................................  90,521  4,867,314
*   Mainstreet Equity Corp...........................................   1,200     58,829
*   Major Drilling Group International, Inc..........................  42,371    179,508
    Manulife Financial Corp..........................................  93,658  1,744,310
    Manulife Financial Corp..........................................  85,936  1,600,128
    Maple Leaf Foods, Inc............................................  25,200    439,484
*   Marathon Gold Corp...............................................  29,500     36,508
    Martinrea International, Inc.....................................  60,498    493,318
*   Mav Beauty Brands, Inc...........................................   1,583      7,115
    Mediagrif Interactive Technologies, Inc..........................   2,100     11,065
#   Medical Facilities Corp..........................................  29,522    175,281
*   MEG Energy Corp.................................................. 131,237    504,183
    Melcor Developments, Ltd.........................................     900      8,541

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Methanex Corp....................................................   3,300 $  125,050
    Methanex Corp....................................................  18,465    700,377
    Metro, Inc.......................................................  21,825    922,968
    Morguard Corp....................................................   1,200    182,219
    Morneau Shepell, Inc.............................................  15,911    383,067
#   Mountain Province Diamonds, Inc..................................   3,100      2,989
    MTY Food Group, Inc..............................................   3,860    154,205
#   Mullen Group, Ltd................................................  48,634    302,786
    National Bank of Canada..........................................  93,086  4,807,311
    Neo Performance Materials, Inc...................................   2,000     18,313
*   New Gold, Inc.................................................... 258,942    269,342
    NFI Group, Inc...................................................  38,948    856,673
    Norbord, Inc.....................................................   7,800    225,158
    Norbord, Inc.....................................................  18,684    539,407
    North American Construction Group, Ltd...........................  19,257    222,820
    North West Co., Inc. (The).......................................  18,436    394,447
    Northland Power, Inc.............................................  48,655    971,548
    Nutrien, Ltd.....................................................   8,652    413,911
    Nutrien, Ltd.....................................................  34,922  1,668,909
*   NuVista Energy, Ltd..............................................  62,611     89,845
#*  Obsidian Energy, Ltd.............................................  26,513     15,902
    OceanaGold Corp.................................................. 396,946    952,357
    Onex Corp........................................................  21,153  1,243,548
    Open Text Corp...................................................  21,200    856,627
    Open Text Corp...................................................  11,610    467,419
*   Orla Mining, Ltd.................................................  19,000     24,091
    Osisko Gold Royalties, Ltd.......................................  49,928    491,282
#*  Painted Pony Energy, Ltd.........................................  41,200     19,081
    Pan American Silver Corp.........................................  85,440  1,451,144
#   Pan American Silver Corp.........................................   9,435    160,860
*   Paramount Resources, Ltd., Class A...............................  29,332    114,467
*   Parex Resources, Inc............................................. 110,696  1,500,208
    Park Lawn Corp...................................................   6,220    139,314
    Parkland Fuel Corp...............................................  42,850  1,423,345
    Pason Systems, Inc...............................................  27,037    290,261
    Pembina Pipeline Corp............................................  21,847    769,166
    Pembina Pipeline Corp............................................   4,628    162,720
#*  Pengrowth Energy Corp............................................ 183,268     27,829
#   Peyto Exploration & Development Corp.............................  93,005    185,713
*   Photon Control, Inc..............................................   6,900      5,501
*   PHX Energy Services Corp.........................................  16,900     30,923
    Pinnacle Renewable Energy, Inc...................................   3,700     20,311
    Pivot Technology Solutions, Inc..................................   5,000      5,353
    Pizza Pizza Royalty Corp.........................................  12,700     90,446
*   Points International, Ltd........................................     800      8,722
    Polaris Infrastructure, Inc......................................   7,100     71,156
    Pollard Banknote, Ltd............................................   3,783     58,881
#   PrairieSky Royalty, Ltd..........................................  34,131    333,251
*   Precision Drilling Corp.......................................... 136,179    144,750
*   Precision Drilling Corp..........................................   7,600      7,980
#*  Premier Gold Mines, Ltd..........................................  92,061    157,967
    Premium Brands Holdings Corp.....................................  11,928    786,898
*   Pretium Resources, Inc...........................................  45,900    462,450
*   Pulse Seismic, Inc...............................................  14,300     26,166
    Quarterhill, Inc.................................................  54,482     68,666
    Quebecor, Inc., Class B..........................................  41,477    964,259
*   Real Matters, Inc................................................   7,800     65,498
    Recipe Unlimited Corp............................................  10,500    188,619
    Reitmans Canada, Ltd., Class A...................................  10,570     15,729

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Restaurant Brands International, Inc.............................  17,048 $1,115,349
    Restaurant Brands International, Inc.............................   1,712    112,033
#   Richelieu Hardware, Ltd..........................................  14,400    295,631
    Ritchie Bros Auctioneers, Inc....................................   1,600     65,829
    Ritchie Bros Auctioneers, Inc....................................  14,289    587,564
    Rocky Mountain Dealerships, Inc..................................   7,800     38,375
    Rogers Communications, Inc., Class B.............................   3,975    187,146
    Rogers Communications, Inc., Class B.............................  25,024  1,178,380
#   Rogers Sugar, Inc................................................  60,500    249,423
*   Roxgold, Inc.....................................................  94,000     69,228
    Royal Bank of Canada.............................................  53,306  4,299,772
    Royal Bank of Canada.............................................  97,391  7,855,558
    Russel Metals, Inc...............................................  45,080    739,981
*   Sabina Gold & Silver Corp........................................  83,900    113,387
*   Sandstorm Gold, Ltd..............................................  61,105    436,100
    Saputo, Inc......................................................  21,500    623,567
#   Savaria Corp.....................................................   4,000     41,151
#*  Seabridge Gold, Inc..............................................   3,600     46,384
    Secure Energy Services, Inc......................................  76,904    247,569
*   SEMAFO, Inc...................................................... 144,213    465,345
*   Seven Generations Energy, Ltd., Class A.......................... 192,612  1,079,247
    Shaw Communications, Inc., Class B...............................  36,918    753,440
    Shaw Communications, Inc., Class B...............................  35,624    728,155
    ShawCor, Ltd.....................................................  32,243    324,609
*   Shopify, Inc., Class A...........................................     818    256,500
    Sienna Senior Living, Inc........................................   7,896    113,845
*   Sierra Wireless, Inc.............................................   3,500     38,611
#*  Sierra Wireless, Inc.............................................  11,731    129,745
    Sleep Country Canada Holdings, Inc...............................  11,800    196,652
#   SNC-Lavalin Group, Inc...........................................  13,266    239,817
*   Spin Master Corp.................................................   6,592    186,484
#   Sprott, Inc......................................................  51,900    119,790
#*  SSR Mining, Inc..................................................  52,352    774,288
    Stantec, Inc.....................................................   7,901    168,566
    Stantec, Inc.....................................................  11,912    254,798
*   Stars Group, Inc. (The)..........................................  42,942    934,415
*   Stars Group, Inc. (The)..........................................  25,060    545,306
    Stella-Jones, Inc................................................  11,485    318,451
#*  STEP Energy Services, Ltd........................................  17,900     15,357
*   Stornoway Diamond Corp........................................... 126,700        253
#   Stuart Olson, Inc................................................   7,300     14,798
    Sun Life Financial, Inc..........................................   4,900    219,832
    Sun Life Financial, Inc..........................................  45,901  2,060,037
    Suncor Energy, Inc., (B3NB0P5)................................... 177,627  5,273,746
    Suncor Energy, Inc., (B3NB1P2)...................................  97,806  2,907,962
*   SunOpta, Inc.....................................................  18,145     34,441
    Superior Plus Corp...............................................  81,148    732,556
    Supremex, Inc....................................................   7,600     14,022
#   Surge Energy, Inc................................................ 125,549     91,509
*   Tamarack Valley Energy, Ltd...................................... 144,113    186,009
*   Taseko Mines, Ltd................................................  90,127     35,583
    TC Energy Corp...................................................   9,372    472,407
    TC Energy Corp...................................................  13,860    697,574
    Teck Resources, Ltd., Class B....................................  56,787    897,658
    Teck Resources, Ltd., Class B.................................... 141,284  2,236,526
    TELUS Corp.......................................................   3,501    124,533
*   TeraGo, Inc......................................................   1,400      9,652
*   Teranga Gold Corp................................................  41,892    169,527
#*  Tervita Corp.....................................................   4,621     24,558

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
CANADA -- (Continued)
    TFI International, Inc...........................................    60,751 $  1,935,859
    Thomson Reuters Corp.............................................     8,859      595,856
    Tidewater Midstream and Infrastructure, Ltd......................   119,343       85,174
#   Timbercreek Financial Corp.......................................    38,744      284,160
#*  TMAC Resources, Inc..............................................     3,600       11,124
    TMX Group, Ltd...................................................    13,144    1,148,441
    TORC Oil & Gas, Ltd..............................................    78,615      200,552
*   Torex Gold Resources, Inc........................................    34,872      510,199
#   Toromont Industries, Ltd.........................................    18,673      964,202
    Toronto-Dominion Bank (The)......................................    18,100    1,033,559
    Toronto-Dominion Bank (The)......................................    89,325    5,097,778
    Total Energy Services, Inc.......................................    20,525       87,579
    Tourmaline Oil Corp..............................................    86,224      739,755
    TransAlta Corp...................................................   170,598    1,007,708
    TransAlta Corp...................................................     8,000       47,120
#   TransAlta Renewables, Inc........................................    34,978      376,576
    Transcontinental, Inc., Class A..................................    48,608      555,056
    TransGlobe Energy Corp...........................................    36,500       41,846
*   Trevali Mining Corp..............................................   218,560       34,018
#*  Trican Well Service, Ltd.........................................   153,374      100,146
    Tricon Capital Group, Inc........................................    35,047      283,654
*   Trisura Group, Ltd...............................................     2,249       53,883
*   Trisura Group, Ltd...............................................        61        1,470
*   Turquoise Hill Resources, Ltd....................................   140,352       57,543
*   Turquoise Hill Resources, Ltd....................................     7,000        2,923
    Uni-Select, Inc..................................................    16,616      134,356
#   Vermilion Energy, Inc............................................    40,028      528,803
    Vermilion Energy, Inc............................................    18,918      250,285
    VersaBank........................................................     2,000        9,976
    Wajax Corp.......................................................    14,444      167,788
    Waste Connections, Inc...........................................     2,045      188,928
    Waste Connections, Inc...........................................     2,961      273,527
#*  Wesdome Gold Mines Ltd...........................................    50,400      308,040
    West Fraser Timber Co., Ltd......................................    28,614    1,323,053
    Western Forest Products, Inc.....................................   250,792      247,536
    WestJet Airlines, Ltd............................................       700       16,279
#   Westshore Terminals Investment Corp..............................    33,332      578,015
    Wheaton Precious Metals Corp.....................................     5,292      148,342
    Wheaton Precious Metals Corp.....................................    20,537      576,474
#   Whitecap Resources, Inc..........................................   202,562      564,424
    Winpak, Ltd......................................................    10,700      378,899
    WSP Global, Inc..................................................    10,865      677,918
    Yamana Gold, Inc.................................................   349,132    1,275,017
    Yamana Gold, Inc.................................................     3,700       13,468
*   Yangarra Resources, Ltd..........................................    55,682       43,122
#*  Yellow Pages, Ltd................................................     7,290       47,987
                                                                                ------------
TOTAL CANADA.........................................................            245,570,799
                                                                                ------------
CHILE -- (0.2%)
    AES Gener SA.....................................................   841,606      180,265
    Aguas Andinas SA, Class A........................................   419,596      192,326
    Banco de Chile...................................................   213,351       27,448
#   Banco de Chile, ADR..............................................     3,235       83,070
    Banco de Credito e Inversiones SA................................     4,401      244,660
    Banco Santander Chile, ADR.......................................     3,900       94,497
    Banco Santander Chile............................................ 3,729,477      230,819
    Besalco SA.......................................................   135,688       91,397
    CAP SA...........................................................    43,014      315,702
    Cencosud SA......................................................   267,808      363,324

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
CHILE -- (Continued)
    Cia Cervecerias Unidas SA........................................     49,253 $  490,714
    Cia Cervecerias Unidas SA, Sponsored ADR.........................      1,300     25,805
*   Cia Sud Americana de Vapores SA..................................  8,046,421    264,537
    Clinica Las Condes SA............................................        365     19,455
    Colbun SA........................................................  1,072,013    185,250
    Embotelladora Andina SA, ADR, Class B............................      1,917     32,378
*   Empresa Nacional de Telecomunicaciones SA........................     66,171    517,590
    Empresas CMPC SA.................................................    154,312    352,693
    Empresas COPEC SA................................................     21,299    190,641
    Empresas Hites SA................................................     18,149      7,087
*   Empresas La Polar SA.............................................    784,336     21,612
    Enel Americas SA, ADR............................................     84,723    809,952
    Enel Americas SA.................................................  1,964,056    367,956
    Enel Chile SA, ADR...............................................     29,101    120,771
    Enel Chile SA....................................................  1,250,268    102,913
    Engie Energia Chile SA...........................................    112,237    166,544
    Forus SA.........................................................      8,525     15,500
    Grupo Security SA................................................    329,415     95,489
    Hortifrut SA.....................................................      2,712      5,661
    Inversiones Aguas Metropolitanas SA..............................    251,240    299,461
    Inversiones La Construccion SA...................................     13,361    161,777
    Itau CorpBanca................................................... 40,249,941    243,635
    Itau CorpBanca, ADR..............................................        900      8,172
    Latam Airlines Group SA, Sponsored ADR...........................     31,409    353,979
    Latam Airlines Group SA..........................................     25,759    284,860
*   Masisa SA........................................................  1,003,060     46,393
    Multiexport Foods SA.............................................    147,225     65,446
    Parque Arauco SA.................................................    144,949    381,573
    PAZ Corp. SA.....................................................     29,524     40,741
    Ripley Corp. SA..................................................    365,720    210,690
    SACI Falabella...................................................     31,001    157,675
    Salfacorp SA.....................................................    149,065    125,695
    Sigdo Koppers SA.................................................     12,552     17,990
    SMU SA...........................................................    125,062     24,147
    Sociedad Matriz SAAM SA..........................................  1,440,321    118,713
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR.............      3,935    106,953
    SONDA SA.........................................................    247,162    264,765
    Vina Concha y Toro SA............................................     73,365    135,347
                                                                                 ----------
TOTAL CHILE..........................................................             8,664,068
                                                                                 ----------
CHINA -- (7.3%)
*   21Vianet Group, Inc., ADR........................................     26,053    220,929
#   361 Degrees International, Ltd...................................    364,000     74,632
*   3SBio, Inc.......................................................    305,000    568,141
#*  500.com, Ltd., ADR, Class A......................................      1,995     19,431
*   51job, Inc., ADR.................................................      2,100    165,417
*   58.com, Inc., ADR................................................      7,103    375,109
    AAC Technologies Holdings, Inc...................................    265,000  1,714,893
    Acorn International, Inc., ADR...................................        100      1,848
    Agile Group Holdings, Ltd........................................  1,090,000  1,469,175
    Agricultural Bank of China, Ltd., Class H........................  2,912,000  1,198,298
    Air China, Ltd., Class H.........................................    424,000    374,351
    Ajisen China Holdings, Ltd.......................................    255,000     73,147
    AKM Industrial Co., Ltd..........................................    100,000     15,290
*   Alibaba Group Holding, Ltd., Sponsored ADR.......................     26,831  4,740,233
*   Alibaba Health Information Technology, Ltd.......................    136,000    136,883
*   Alibaba Pictures Group, Ltd......................................  1,800,000    295,230
*   Aluminum Corp. of China, Ltd., ADR...............................      2,000     14,920
*   Aluminum Corp. of China, Ltd., Class H...........................  1,700,000    503,653

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    AMVIG Holdings, Ltd..............................................    54,000 $   13,924
    Angang Steel Co., Ltd., Class H..................................   696,800    233,096
    Anhui Conch Cement Co., Ltd., Class H............................   326,500  1,951,401
    Anhui Expressway Co., Ltd., Class H..............................   138,000     81,050
    ANTA Sports Products, Ltd........................................   197,000  1,927,077
    Anton Oilfield Services Group....................................   980,000     97,160
*   Aowei Holdings, Ltd..............................................   114,000     25,582
    APT Satellite Holdings, Ltd......................................   134,750     51,561
    Asia Cement China Holdings Corp..................................   255,500    309,845
#*  Asia Television Holdings, Ltd....................................   604,000      3,076
#   Ausnutria Dairy Corp., Ltd.......................................   234,000    349,013
#   AVIC International Holding HK, Ltd............................... 1,270,866     27,505
*   AVIC International Holdings, Ltd., Class H.......................   160,000    150,728
    AviChina Industry & Technology Co., Ltd., Class H................   764,000    360,877
    BAIC Motor Corp., Ltd., Class H.................................. 1,219,500    756,464
*   Baidu, Inc., Sponsored ADR.......................................    27,342  2,784,783
    BAIOO Family Interactive, Ltd....................................     6,000        742
    Bank of China, Ltd., Class H..................................... 8,508,000  3,469,433
    Bank of Chongqing Co., Ltd., Class H.............................   235,000    138,030
    Bank of Communications Co., Ltd., Class H........................   828,000    565,480
#   Bank of Zhengzhou Co., Ltd., Class H.............................    92,000     30,845
*   Baoye Group Co., Ltd., Class H...................................    78,000     51,040
#*  Baozun, Inc., Sponsored ADR......................................     5,169    224,955
    BBI Life Sciences Corp...........................................    27,000      8,132
    BBMG Corp., Class H.............................................. 1,288,000    368,615
    Beijing Capital International Airport Co., Ltd., Class H.........   786,000    744,437
    Beijing Capital Land, Ltd., Class H..............................   418,000    140,460
#*  Beijing Enterprises Clean Energy Group, Ltd...................... 9,445,714    107,086
    Beijing Enterprises Holdings, Ltd................................   151,500    713,322
#*  Beijing Enterprises Medical & Health Group, Ltd.................. 1,836,000     57,411
    Beijing Enterprises Water Group, Ltd............................. 1,414,000    737,016
#*  Beijing Gas Blue Sky Holdings, Ltd...............................   984,000     25,311
    Beijing Jingneng Clean Energy Co., Ltd., Class H.................   466,000     82,566
    Beijing North Star Co., Ltd., Class H............................   352,000    108,024
*   Beijing Properties Holdings, Ltd.................................   670,000     20,383
    Beijing Urban Construction Design & Development Group Co., Ltd.,
      Class H........................................................    98,000     28,198
#   Best Pacific International Holdings, Ltd.........................   180,000     60,784
    BII Railway Transportation Technology Holdings Co., Ltd..........   104,000      7,033
*   Bitauto Holdings, Ltd., ADR......................................    12,460    188,520
#   Boyaa Interactive International, Ltd.............................   168,000     24,042
    Brilliance China Automotive Holdings, Ltd........................   862,000    950,591
#   BYD Co., Ltd., Class H...........................................   151,500    710,613
    BYD Electronic International Co., Ltd............................   504,500    866,314
    C C Land Holdings, Ltd...........................................   712,499    160,841
*   C.banner International Holdings, Ltd.............................   233,000      7,880
    Cabbeen Fashion, Ltd.............................................   101,000     20,617
#   Canvest Environmental Protection Group Co., Ltd..................   166,000     68,613
*   Capital Environment Holdings, Ltd................................ 1,420,000     31,678
*   CAR, Inc.........................................................   505,000    412,148
    Carrianna Group Holdings Co., Ltd................................   214,000     21,819
    Central China Real Estate, Ltd...................................   302,000    138,361
    Central China Securities Co., Ltd., Class H......................   241,000     46,600
*   Century Sunshine Group Holdings, Ltd.............................   235,000      6,226
*   CGN Meiya Power Holdings Co., Ltd................................   866,000    130,025
    CGN Power Co., Ltd., Class H.....................................   389,000    101,272
    Changshouhua Food Co., Ltd.......................................    30,000     12,056
#   Changyou.com, Ltd., ADR..........................................     6,138     58,679
#   Chaowei Power Holdings, Ltd......................................   372,000    134,604

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
    Cheetah Mobile, Inc., ADR........................................     11,568 $    44,768
*   Chiho Environmental Group, Ltd...................................     92,000       5,803
    China Agri-Industries Holdings, Ltd..............................  1,169,000     385,135
    China Aircraft Leasing Group Holdings, Ltd.......................     85,000      87,727
*   China All Access Holdings, Ltd...................................    370,000       9,275
*   China Animal Healthcare, Ltd.....................................     42,000       2,010
    China Animation Characters Co., Ltd..............................    173,000      41,486
#   China Aoyuan Group, Ltd..........................................    702,000     897,107
#*  China Automobile New Retail Holdings, Ltd........................    220,000      19,417
*   China Beidahuang Industry Group Holdings, Ltd....................    440,000       5,956
    China BlueChemical, Ltd., Class H................................    730,000     177,650
*   China Chengtong Development Group, Ltd...........................    788,000      19,566
    China Cinda Asset Management Co., Ltd., Class H..................  1,985,000     411,782
    China CITIC Bank Corp., Ltd., Class H............................  1,225,000     710,084
    China Coal Energy Co., Ltd., Class H.............................    666,000     265,588
    China Common Rich Renewable Energy Investments, Ltd..............    190,000      45,464
    China Communications Construction Co., Ltd., Class H.............    904,000     688,163
    China Communications Services Corp., Ltd., Class H...............    752,000     464,381
    China Conch Venture Holdings, Ltd................................    359,000   1,404,725
    China Construction Bank Corp., Class H........................... 12,926,000  10,357,222
    China Datang Corp. Renewable Power Co., Ltd., Class H............    865,000      90,295
#*  China Daye Non-Ferrous Metals Mining, Ltd........................  1,212,000       8,169
#*  China Dili Group.................................................    671,599     205,394
*   China Distance Education Holdings, Ltd., ADR.....................      8,986      62,902
    China Dongxiang Group Co., Ltd...................................  1,499,000     168,140
#*  China Dynamics Holdings, Ltd.....................................  1,210,000      15,268
*   China Eastern Airlines Corp., Ltd., Class H......................    650,000     324,183
    China Electronics Huada Technology Co., Ltd......................    152,000      12,397
    China Electronics Optics Valley Union Holding Co., Ltd...........    824,000      49,378
#   China Energy Engineering Corp., Ltd., Class H....................    726,000      73,236
    China Everbright Bank Co., Ltd., Class H.........................    439,000     202,014
    China Everbright Greentech Ltd...................................    189,000     105,413
    China Everbright International, Ltd..............................    589,111     445,254
    China Everbright Water, Ltd......................................     52,712      11,582
    China Everbright, Ltd............................................    430,000     637,089
#   China Evergrande Group...........................................  1,120,000   2,726,365
    China Fiber Optic Network System Group, Ltd......................    310,000       2,077
    China Financial Services Holdings, Ltd...........................    392,000      22,502
    China Flavors & Fragrances Co., Ltd..............................    130,000      28,679
    China Foods, Ltd.................................................    576,000     236,730
    China Galaxy Securities Co., Ltd., Class H.......................    402,500     205,229
    China Gas Holdings, Ltd..........................................    428,000   1,823,253
    China Glass Holdings, Ltd........................................    202,000      11,071
    China Grand Pharmaceutical and Healthcare Holdings, Ltd., Class A    344,000     197,136
*   China Greenfresh Group Co., Ltd..................................    196,000       7,490
*   China Greenland Broad Greenstate Group Co., Ltd..................    160,000       8,983
    China Hanking Holdings, Ltd......................................    274,000      55,930
    China Harmony New Energy Auto Holding, Ltd.......................    462,500     159,155
#   China High Speed Transmission Equipment Group Co., Ltd...........    167,000      98,465
    China Hongqiao Group, Ltd........................................    501,000     278,250
    China Huarong Asset Management Co., Ltd., Class H................  5,308,000     783,644
*   China Huiyuan Juice Group, Ltd...................................    324,500      77,440
    China International Capital Corp., Ltd., Class H.................    200,400     365,419
    China International Marine Containers Group Co., Ltd., Class H...    217,800     191,581
    China Jinmao Holdings Group, Ltd.................................  1,452,000     965,319
    China Lesso Group Holdings, Ltd..................................    742,000     766,200
    China Life Insurance Co., Ltd., ADR..............................      7,800     100,074
    China Life Insurance Co., Ltd., Class H..........................    237,000     609,490
    China Lilang, Ltd................................................    281,000     226,136

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
*   China Logistics Property Holdings Co., Ltd.......................   206,000 $   80,149
    China Longyuan Power Group Corp., Ltd., Class H..................   728,000    393,291
    China Machinery Engineering Corp., Class H.......................   383,000    150,893
#   China Maple Leaf Educational Systems, Ltd........................    74,000     23,246
    China Medical System Holdings, Ltd...............................   746,000  1,011,668
    China Meidong Auto Holdings, Ltd.................................   318,000    316,591
    China Mengniu Dairy Co., Ltd.....................................    54,000    215,284
    China Merchants Bank Co., Ltd., Class H..........................   524,000  2,499,077
    China Merchants Land, Ltd........................................   818,000    115,626
    China Merchants Port Holdings Co., Ltd...........................   356,675    557,672
#   China Merchants Securities Co., Ltd., Class H....................    39,400     44,601
    China Minsheng Banking Corp., Ltd., Class H......................   883,400    617,912
#*  China Minsheng Financial Holding Corp., Ltd...................... 2,070,000     30,292
    China Mobile, Ltd................................................   841,000  6,834,550
    China Mobile, Ltd., Sponsored ADR................................    39,357  1,589,236
*   China Modern Dairy Holdings, Ltd................................. 1,115,000    158,945
#   China Molybdenum Co., Ltd., Class H.............................. 1,179,000    371,545
    China National Building Material Co., Ltd., Class H.............. 2,618,350  2,206,807
    China New Town Development Co., Ltd..............................   612,500     12,343
*   China NT Pharma Group Co., Ltd...................................   285,000     15,431
*   China Oceanwide Holdings, Ltd.................................... 1,074,000     41,110
    China Oil & Gas Group, Ltd....................................... 2,268,000     98,218
    China Oilfield Services, Ltd., Class H...........................   490,000    682,215
    China Oriental Group Co., Ltd....................................   890,000    310,608
    China Overseas Grand Oceans Group, Ltd...........................   661,000    341,967
    China Overseas Land & Investment, Ltd............................ 1,170,000  3,691,924
#   China Overseas Property Holdings, Ltd............................   950,000    580,089
    China Pacific Insurance Group Co., Ltd., Class H.................   189,800    688,649
    China Petroleum & Chemical Corp., ADR............................     2,000    112,980
    China Petroleum & Chemical Corp., Class H........................ 5,282,000  3,004,268
*   China Pioneer Pharma Holdings, Ltd...............................   237,000     18,728
    China Power International Development, Ltd....................... 1,059,999    221,364
*   China Properties Group, Ltd......................................    81,000      9,290
    China Railway Construction Corp., Ltd., Class H..................   723,500    791,355
    China Railway Group, Ltd., Class H...............................   748,000    450,831
#   China Railway Signal & Communication Corp., Ltd., Class H........   325,000    194,020
*   China Rare Earth Holdings, Ltd...................................   314,399     15,841
    China Reinsurance Group Corp., Class H........................... 1,247,000    203,438
    China Resources Beer Holdings Co., Ltd...........................   189,807    973,145
    China Resources Cement Holdings, Ltd............................. 1,088,000  1,191,458
    China Resources Gas Group, Ltd...................................   400,000  2,411,721
    China Resources Land, Ltd........................................   726,000  3,087,589
    China Resources Medical Holdings Co., Ltd........................   368,000    211,132
    China Resources Pharmaceutical Group, Ltd........................   412,500    380,947
    China Resources Power Holdings Co., Ltd..........................   322,690    405,535
*   China Ruifeng Renewable Energy Holdings, Ltd.....................   252,000     11,584
#   China Sanjiang Fine Chemicals Co., Ltd...........................   461,000     95,059
    China SCE Group Holdings, Ltd.................................... 1,173,000    537,484
*   China Shanshui Cement Group, Ltd.................................    98,000     32,345
#*  China Shengmu Organic Milk, Ltd.................................. 1,189,000     43,922
    China Shenhua Energy Co., Ltd., Class H..........................   717,500  1,457,199
    China Shineway Pharmaceutical Group, Ltd.........................   140,000    134,723
*   China Silver Group, Ltd..........................................   554,000     62,587
    China South City Holdings, Ltd................................... 1,822,000    211,185
#   China Southern Airlines Co., Ltd., Sponsored ADR.................     2,392     73,985
    China Southern Airlines Co., Ltd., Class H.......................   850,000    523,123
    China State Construction International Holdings, Ltd.............   760,500    700,385
    China Sunshine Paper Holdings Co., Ltd...........................   166,000     23,892
    China Suntien Green Energy Corp., Ltd., Class H..................   593,000    171,995

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    China Taiping Insurance Holdings Co., Ltd........................   621,000 $1,396,070
    China Telecom Corp., Ltd., ADR...................................     1,739     73,716
    China Telecom Corp., Ltd., Class H...............................   884,000    376,061
    China Tian Lun Gas Holdings, Ltd.................................    73,500     69,394
#*  China Tianrui Group Cement Co., Ltd..............................    13,000     11,184
    China Traditional Chinese Medicine Holdings Co., Ltd............. 1,096,000    489,393
    China Travel International Investment Hong Kong, Ltd............. 1,160,000    183,124
    China Unicom Hong Kong, Ltd...................................... 2,130,000  2,096,982
#   China Unicom Hong Kong, Ltd., ADR................................    32,502    316,895
    China Vanke Co., Ltd., Class H...................................   333,800  1,217,218
    China Vast Industrial Urban Development Co., Ltd.................   191,000     74,072
#   China Water Affairs Group, Ltd...................................   260,000    198,704
#*  China Water Industry Group, Ltd..................................   204,000     12,595
    China Wood Optimization Holding, Ltd.............................    56,000     13,656
    China XLX Fertiliser, Ltd........................................   218,000     55,631
    China Yuhua Education Corp., Ltd.................................   242,000    138,830
#*  China Yurun Food Group, Ltd......................................   674,000     75,711
#   China ZhengTong Auto Services Holdings, Ltd......................   672,500    201,066
    China Zhongwang Holdings, Ltd....................................   703,200    291,942
#   Chinasoft International, Ltd.....................................   610,000    262,170
    Chongqing Machinery & Electric Co., Ltd., Class H................   482,000     35,005
    Chongqing Rural Commercial Bank Co., Ltd., Class H............... 1,273,000    679,460
    Chu Kong Shipping Enterprise Group Co., Ltd......................   160,000     26,696
    CIFI Holdings Group Co., Ltd..................................... 2,079,305  1,386,846
    CIMC Enric Holdings, Ltd.........................................   150,000     81,190
*   CIMC-TianDa Holdings Co., Ltd....................................   480,000     14,341
    CITIC Dameng Holdings, Ltd.......................................   460,000     19,038
    CITIC Resources Holdings, Ltd.................................... 1,542,000    100,164
    CITIC Securities Co., Ltd., Class H..............................   254,000    466,018
    CITIC, Ltd.......................................................   968,000  1,273,388
*   Citychamp Watch & Jewellery Group, Ltd...........................   970,000    210,377
    Clear Media, Ltd.................................................    25,000     11,475
    CNOOC, Ltd....................................................... 1,969,000  2,930,364
    CNOOC, Ltd., Sponsored ADR.......................................     8,898  1,321,709
*   COFCO Meat Holdings, Ltd.........................................   165,000     58,910
#*  Cogobuy Group....................................................   206,000     34,095
#   Colour Life Services Group Co., Ltd..............................   225,000    127,317
    Comba Telecom Systems Holdings, Ltd..............................   509,983    117,228
    Concord New Energy Group, Ltd.................................... 2,470,000    124,236
    Consun Pharmaceutical Group, Ltd.................................   231,000    138,272
*   Coolpad Group, Ltd............................................... 1,152,600     33,263
    COSCO SHIPPING Development Co., Ltd., Class H.................... 1,204,000    134,883
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........   562,000    241,761
*   COSCO SHIPPING Holdings Co., Ltd., Class H.......................   755,000    282,458
#   COSCO SHIPPING International Hong Kong Co., Ltd..................   240,000     60,888
    COSCO SHIPPING Ports, Ltd........................................   793,257    623,650
*   Coslight Technology International Group Co., Ltd.................    46,000      5,989
    Cosmo Lady China Holdings Co., Ltd...............................   196,000     28,915
    Country Garden Holdings Co., Ltd................................. 2,033,000  2,822,269
    Country Garden Services Holdings Co., Ltd........................   282,712    957,933
#   CP Pokphand Co., Ltd............................................. 3,320,000    274,559
#   CPMC Holdings, Ltd...............................................   239,000     95,616
    CRCC High-Tech Equipment Corp., Ltd., Class H....................   221,000     35,176
    CRRC Corp., Ltd., Class H........................................   435,000    290,943
    CSC Financial Co., Ltd., Class H.................................    34,000     23,578
    CSPC Pharmaceutical Group, Ltd................................... 1,690,000  4,328,294
#*  CT Environmental Group, Ltd...................................... 1,228,000     39,962
*   CWT International, Ltd........................................... 1,480,000     18,698
*   Cybernaut International Holdings Co., Ltd........................   316,000      6,804

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    Da Ming International Holdings, Ltd..............................    36,000 $    7,842
    Dah Chong Hong Holdings, Ltd.....................................   377,743    172,355
    Dali Foods Group Co., Ltd........................................   690,000    471,739
    Dalian Port PDA Co., Ltd., Class H...............................   513,000     64,793
    Datang International Power Generation Co., Ltd., Class H.........   458,000     90,339
    Dawnrays Pharmaceutical Holdings, Ltd............................   370,000     65,589
*   Differ Group Holding Co., Ltd....................................   904,000     54,765
    Digital China Holdings, Ltd......................................   325,000    169,376
    Dongfang Electric Corp., Ltd., Class H...........................   133,800     75,364
    Dongfeng Motor Group Co., Ltd., Class H..........................   774,000    776,409
#   Dongjiang Environmental Co., Ltd., Class H.......................   104,400     87,107
    Dongyue Group, Ltd...............................................   894,000    418,746
    Dynagreen Environmental Protection Group Co., Ltd., Class H......    88,000     35,336
    E-Commodities Holdings, Ltd......................................   948,000     45,275
#   EEKA Fashion Holdings, Ltd.......................................    78,000     81,714
    ENN Energy Holdings, Ltd.........................................   117,300  1,338,222
    Essex Bio-technology, Ltd........................................   122,000     93,892
    EVA Precision Industrial Holdings, Ltd...........................   414,000     33,254
    Everbright Securities Co., Ltd., Class H.........................    60,200     42,683
*   EverChina International Holdings Co., Ltd........................   335,000      9,415
*   Fang Holdings, Ltd., ADR.........................................     5,201     10,454
    Fantasia Holdings Group Co., Ltd.................................   753,000    113,983
    Far East Horizon, Ltd............................................ 1,018,000    963,785
*   First Tractor Co., Ltd., Class H.................................   148,000     30,724
    Fosun International, Ltd.........................................   491,572    642,768
#   Fu Shou Yuan International Group, Ltd............................   355,000    313,323
    Fufeng Group, Ltd................................................   815,000    375,619
#*  Fuguiniao Co., Ltd., Class H.....................................    37,999      3,528
#*  Fullshare Holdings, Ltd.......................................... 3,497,500     88,187
#   Future Land Development Holdings, Ltd............................ 1,412,000  1,487,989
#   Fuyao Glass Industry Group Co., Ltd., Class H....................   234,000    661,190
#*  GCL New Energy Holdings, Ltd..................................... 3,800,000    123,204
#*  GCL-Poly Energy Holdings, Ltd.................................... 8,030,000    321,451
    Geely Automobile Holdings, Ltd................................... 1,487,000  2,813,718
    Gemdale Properties & Investment Corp., Ltd....................... 1,916,000    221,846
    Genertec Universal Medical Group Co., Ltd........................   498,500    340,556
*   GF Securities Co., Ltd., Class H.................................   182,200    189,757
*   Glorious Property Holdings, Ltd.................................. 1,282,000     51,466
#   Glory Sun Financial Group, Ltd...................................   480,000     17,437
    Golden Eagle Retail Group, Ltd...................................   273,000    300,879
*   Golden Meditech Holdings, Ltd....................................   184,000     19,013
    Golden Throat Holdings Group Co., Ltd............................    79,000     15,982
    Goldpac Group, Ltd...............................................    58,000     13,834
#*  GOME Retail Holdings, Ltd........................................ 4,525,000    409,040
*   Grand Baoxin Auto Group, Ltd.....................................   386,164     77,449
#   Great Wall Motor Co., Ltd., Class H..............................   960,500    778,246
    Greatview Aseptic Packaging Co., Ltd.............................   481,000    242,401
    Greenland Hong Kong Holdings, Ltd................................   549,000    189,254
    Greentown China Holdings, Ltd....................................   377,500    348,280
    Greentown Service Group Co., Ltd.................................   504,000    571,823
    Guangdong Investment, Ltd........................................   120,000    259,716
*   Guangdong Land Holdings, Ltd.....................................   136,000     21,315
    Guangshen Railway Co., Ltd., Sponsored ADR.......................       600      9,702
    Guangshen Railway Co., Ltd., Class H.............................   586,000    187,408
    Guangzhou Automobile Group Co., Ltd., Class H....................   359,200    358,746
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H..    18,000     56,930
    Guangzhou R&F Properties Co., Ltd., Class H......................   740,800  1,147,835
    Guolian Securities Co., Ltd., Class H............................   130,000     37,266
#   Guorui Properties, Ltd...........................................   556,000    106,917

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    Guotai Junan Securities Co., Ltd., Class H.......................    15,800 $   24,144
*   Haichang Ocean Park Holdings, Ltd................................   386,000     42,348
    Haier Electronics Group Co., Ltd.................................   365,000  1,042,106
*   Hailiang Education Group, Inc., ADR..............................     2,766    183,192
    Haitian International Holdings, Ltd..............................   432,000  1,019,395
    Haitong Securities Co., Ltd., Class H............................   444,400    453,691
*   Harbin Bank Co., Ltd., Class H...................................   359,000     68,194
*   Harbin Electric Co., Ltd., Class H...............................   270,000     68,820
*   Harmonicare Medical Holdings, Ltd................................    99,000     19,330
#*  HC Group, Inc....................................................   226,000     81,635
    Health and Happiness H&H International Holdings, Ltd.............   108,500    429,566
    Henderson Investment, Ltd........................................   129,000     10,364
    Hengan International Group Co., Ltd..............................   249,000  1,738,517
    Hengdeli Holdings, Ltd........................................... 1,112,000     46,809
#*  HengTen Networks Group, Ltd...................................... 5,340,000     76,838
*   Hi Sun Technology China, Ltd.....................................   819,000    142,010
    Hilong Holding, Ltd..............................................   359,000     38,860
    Hisense Home Appliances Group Co., Ltd., Class H.................    48,000     44,351
    HKC Holdings, Ltd................................................    77,000     61,799
*   Honghua Group, Ltd............................................... 1,156,000     71,323
    Honworld Group, Ltd..............................................    59,000     30,528
    Hopefluent Group Holdings, Ltd...................................    88,000     19,636
    Hopson Development Holdings, Ltd.................................   304,000    293,046
*   HOSA International, Ltd..........................................   144,000      1,000
*   Hua Han Health Industry Holdings, Ltd............................ 1,494,000    101,050
#   Hua Hong Semiconductor, Ltd......................................   160,000    321,736
    Huadian Fuxin Energy Corp., Ltd., Class H........................   618,000    119,604
    Huadian Power International Corp., Ltd., Class H.................   402,000    150,633
    Huaneng Power International, Inc., Sponsored ADR.................       900     16,929
    Huaneng Power International, Inc., Class H.......................   508,000    241,287
    Huaneng Renewables Corp., Ltd., Class H.......................... 3,082,000  1,176,632
    Huatai Securities Co., Ltd., Class H.............................   147,200    218,800
    Huazhong In-Vehicle Holdings Co., Ltd............................   286,000     41,203
#   Huazhu Group, Ltd., ADR..........................................    36,920  1,397,791
    Huishang Bank Corp., Ltd., Class H...............................   268,400    104,267
#   IMAX China Holding, Inc..........................................    95,700    217,230
    Industrial & Commercial Bank of China, Ltd., Class H............. 8,084,000  5,791,322
    Inner Mongolia Yitai Coal Co., Ltd., Class H.....................    33,600     22,141
#   Inspur International, Ltd........................................    54,000     21,204
*   JD.com, Inc., ADR................................................     9,094    283,278
#*  Jiangnan Group, Ltd..............................................   756,000     32,284
    Jiangsu Expressway Co., Ltd., Class H............................   202,000    268,367
    Jiangxi Copper Co., Ltd., Class H................................   359,000    420,292
    Jiayuan International Group, Ltd.................................   493,055    197,267
#   Jinchuan Group International Resources Co., Ltd..................   366,000     29,360
#   Jingrui Holdings, Ltd............................................   262,000     91,777
#*  JinkoSolar Holding Co., Ltd., ADR................................    15,168    219,026
    Jinmao Hotel and Jinmao China Hotel Investments and Management,
      Ltd............................................................    53,500     26,945
    JNBY Design, Ltd.................................................   135,500    192,988
    Joy City Property, Ltd........................................... 1,542,000    168,935
    Ju Teng International Holdings, Ltd..............................   328,000     76,552
*   Jumei International Holding, Ltd., ADR...........................    14,439     29,744
#   Jutal Offshore Oil Services, Ltd.................................   142,000     12,278
    K Wah International Holdings, Ltd................................   499,072    272,727
    Kaisa Group Holdings, Ltd........................................ 1,335,000    583,809
*   Kangda International Environmental Co., Ltd......................   244,000     23,637
#*  Kasen International Holdings, Ltd................................   162,000    100,216
    Kingboard Holdings, Ltd..........................................   441,500  1,176,554
    Kingboard Laminates Holdings, Ltd................................   697,000    638,092

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    Kingdee International Software Group Co., Ltd....................    38,000 $   41,638
#*  Kingsoft Corp., Ltd..............................................   186,000    428,068
*   Kong Sun Holdings, Ltd...........................................   300,000      2,904
#*  KuangChi Science, Ltd............................................   936,000     41,128
    Kunlun Energy Co., Ltd........................................... 1,904,000  1,772,121
    KWG Group Holdings, Ltd..........................................   585,000    589,084
    Lee & Man Chemical Co., Ltd......................................    38,000     17,747
    Lee & Man Paper Manufacturing, Ltd...............................   744,000    413,712
#   Lee's Pharmaceutical Holdings, Ltd...............................    96,000     51,288
    Legend Holdings Corp., Class H...................................    72,100    158,490
#   Lenovo Group, Ltd................................................ 3,464,000  2,414,903
    Leoch International Technology, Ltd..............................   133,000      9,667
#*  Lexinfintech Holdings, Ltd., ADR.................................    10,752    121,928
    Li Ning Co., Ltd.................................................   337,500  1,144,401
#*  Lifestyle China Group, Ltd.......................................   277,000     81,589
#*  Lifetech Scientific Corp.........................................   528,000     89,445
*   Link Motion, Inc., Sponsored ADR.................................    31,632      1,825
    Livzon Pharmaceutical Group, Inc., Class H.......................    19,171     55,986
    LK Technology Holdings, Ltd......................................   135,000      8,332
    Logan Property Holdings Co., Ltd.................................   634,000    965,569
    Longfor Group Holdings, Ltd......................................   427,500  1,774,189
*   LongiTech Smart Energy Holding, Ltd..............................    76,499      3,411
    Lonking Holdings, Ltd............................................ 1,099,000    304,626
#   Luye Pharma Group, Ltd...........................................   640,500    473,425
    LVGEM China Real Estate Investment Co., Ltd......................   348,000    125,197
#   Maanshan Iron & Steel Co., Ltd., Class H......................... 1,090,000    412,263
    Maoye International Holdings, Ltd................................   446,000     27,559
    Metallurgical Corp. of China, Ltd., Class H......................   634,000    134,217
    Min Xin Holdings, Ltd............................................    48,000     20,802
*   Mingfa Group International Co., Ltd..............................   299,000      2,148
#   Minmetals Land, Ltd..............................................   846,000    119,546
    Minth Group, Ltd.................................................   494,000  1,747,366
#*  MMG, Ltd......................................................... 1,556,000    323,931
    MOBI Development Co., Ltd........................................   115,000     12,743
    Modern Land China Co., Ltd.......................................   351,000     48,333
    Momo, Inc., Sponsored ADR........................................    55,761  1,869,109
#   Nan Hai Corp., Ltd............................................... 7,550,000    100,143
#   Nanfang Communication Holdings, Ltd..............................    40,000     22,108
*   Nature Home Holding Co., Ltd.....................................   199,000     34,242
    NetDragon Websoft Holdings, Ltd..................................    25,000     57,212
    NetEase, Inc., ADR...............................................     8,328  2,380,642
#*  New Century Healthcare Holding Co., Ltd..........................     3,000      1,026
    New China Life Insurance Co., Ltd., Class H......................   101,800    395,104
*   New Oriental Education & Technology Group, Inc., Sponsored ADR...     4,620    563,917
*   New World Department Store China, Ltd............................   182,000     28,793
    Nexteer Automotive Group, Ltd....................................   581,000    541,503
    Nine Dragons Paper Holdings, Ltd................................. 1,107,000    960,283
#*  Noah Holdings, Ltd., ADR.........................................     3,563    107,923
#*  North Mining Shares Co., Ltd..................................... 4,700,000      9,560
    NVC Lighting Holdings, Ltd.......................................   755,000    107,962
    O-Net Technologies Group, Ltd....................................    86,000     48,654
    Orient Securities Co., Ltd., Class H.............................   136,800     76,468
    Overseas Chinese Town Asia Holdings, Ltd.........................   120,000     37,500
#*  Ozner Water International Holding, Ltd...........................   150,000     28,468
#   Pacific Online, Ltd..............................................   129,000     32,734
#*  Panda Green Energy Group, Ltd.................................... 1,632,000     46,604
    Parkson Retail Group, Ltd........................................   415,500     33,370
    PAX Global Technology, Ltd.......................................   334,000    145,946
    People's Insurance Co. Group of China, Ltd. (The), Class H.......   385,000    162,152

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    PetroChina Co., Ltd., ADR........................................     1,900 $   91,637
    PetroChina Co., Ltd., Class H.................................... 3,834,000  1,869,694
    Phoenix Media Investment Holdings, Ltd...........................   556,000     41,701
*   Phoenix New Media, Ltd., ADR.....................................     9,125     24,820
    PICC Property & Casualty Co., Ltd., Class H......................   954,000  1,207,304
    Ping An Insurance Group Co. of China, Ltd., Class H..............   712,000  8,217,748
    Poly Culture Group Corp., Ltd., Class H..........................    37,800     28,197
    Poly Property Group Co., Ltd.....................................   932,000    336,645
    Postal Savings Bank of China Co., Ltd., Class H..................   262,000    167,985
    Pou Sheng International Holdings, Ltd............................   921,000    347,702
    Powerlong Real Estate Holdings, Ltd..............................   818,000    542,150
*   PW Medtech Group, Ltd............................................   327,000     51,648
*   Q Technology Group Co., Ltd......................................   119,000    157,766
    Qingdao Port International Co., Ltd., Class H....................   313,000    179,500
    Qingling Motors Co., Ltd., Class H...............................   330,000     79,933
    Qinhuangdao Port Co., Ltd., Class H..............................   125,500     23,381
*   Qinqin Foodstuffs Group Cayman Co., Ltd..........................     8,900      2,543
    Red Star Macalline Group Corp., Ltd., Class H....................   131,880    105,668
    Redco Properties Group Ltd.......................................   656,000    423,381
*   Regal International Airport Group Co., Ltd., Class H.............    50,000     32,970
*   Renren, Inc., ADR................................................     5,178      4,039
*   REXLot Holdings, Ltd............................................. 4,800,000      9,678
    Road King Infrastructure, Ltd....................................    83,000    151,841
    Ronshine China Holdings, Ltd.....................................   326,500    364,484
    Sany Heavy Equipment International Holdings Co., Ltd.............   408,000    213,933
#   Seaspan Corp.....................................................    30,443    330,002
#*  Semiconductor Manufacturing International Corp...................   710,599    902,637
*   Semiconductor Manufacturing International Corp., ADR.............    17,657    110,356
    Shandong Chenming Paper Holdings, Ltd., Class H..................   285,750    119,019
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H.........   480,000    551,060
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H................   116,200     54,201
    Shanghai Electric Group Co., Ltd., Class H.......................   498,000    152,327
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H...........   136,500    385,252
*   Shanghai Fudan Microelectronics Group Co., Ltd., Class H.........    16,000     12,119
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H..    93,000     66,652
    Shanghai Haohai Biological Technology Co., Ltd., Class H.........     9,300     53,660
    Shanghai Industrial Holdings, Ltd................................   218,000    405,801
    Shanghai Industrial Urban Development Group, Ltd................. 1,048,000    130,776
    Shanghai Jin Jiang Capital Co., Ltd., Class H....................   702,000    104,635
    Shanghai La Chapelle Fashion Co., Ltd., Class H..................    29,800      5,653
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............   249,600    451,007
    Shanghai Prime Machinery Co., Ltd., Class H......................   320,000     32,227
*   Shanghai Zendai Property, Ltd.................................... 1,300,000     10,466
    Shengjing Bank Co., Ltd., Class H................................   148,000     99,683
    Shenguan Holdings Group, Ltd.....................................   248,000      9,344
    Shenzhen Expressway Co., Ltd., Class H...........................   178,000    238,253
    Shenzhen International Holdings, Ltd.............................   552,107  1,122,451
    Shenzhen Investment, Ltd......................................... 1,514,813    596,222
    Shenzhou International Group Holdings, Ltd.......................   126,000  1,741,150
    Shimao Property Holdings, Ltd....................................   733,000  2,455,611
    Shougang Concord International Enterprises Co., Ltd.............. 3,384,000    159,466
    Shougang Fushan Resources Group, Ltd............................. 1,060,000    218,729
    Shui On Land, Ltd................................................ 1,622,000    326,416
*   Shunfeng International Clean Energy, Ltd.........................   566,000     14,196
    Sichuan Expressway Co., Ltd., Class H............................   236,000     68,869
    Sihuan Pharmaceutical Holdings Group, Ltd........................ 1,706,000    223,520
*   Silver Grant International Holdings Group, Ltd...................   582,000     94,192
*   SINA Corp........................................................    15,839    627,224
    Sino Biopharmaceutical, Ltd...................................... 2,044,500  3,044,040

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CHINA -- (Continued)
    Sinofert Holdings, Ltd...........................................   914,000 $    93,164
#*  Sinolink Worldwide Holdings, Ltd.................................   666,000      41,933
    Sino-Ocean Group Holding, Ltd.................................... 1,383,000     508,462
    Sinopec Engineering Group Co., Ltd., Class H.....................   615,000     351,323
    Sinopec Kantons Holdings, Ltd....................................   478,000     194,863
*   Sinopec Oilfield Service Corp., Class H..........................   422,000      45,151
    Sinopec Shanghai Petrochemical Co., Ltd., Class H................ 1,710,000     472,284
    Sinopharm Group Co., Ltd., Class H...............................   382,400   1,369,469
    Sinosoft Technology Group, Ltd...................................   342,400      70,627
    Sinotrans, Ltd., Class H.........................................   887,000     260,800
    Sinotruk Hong Kong, Ltd..........................................   489,000     738,912
    Skyfame Realty Holdings, Ltd..................................... 1,586,000     222,480
#   Skyworth Group, Ltd..............................................   849,989     219,647
#*  SMI Holdings Group, Ltd..........................................   336,799      21,491
    SOHO China, Ltd.................................................. 1,065,500     363,593
*   Sohu.com, Ltd., ADR..............................................     5,397      55,319
#*  Sparkle Roll Group, Ltd..........................................   648,000      20,662
    Springland International Holdings, Ltd...........................   414,000      74,495
*   SPT Energy Group, Inc............................................   280,000      22,105
*   SRE Group, Ltd................................................... 1,778,000      14,027
    SSY Group, Ltd................................................... 1,023,026     853,194
*   Starrise Media Holdings, Ltd.....................................   122,000      19,662
    Sun Art Retail Group, Ltd........................................ 1,092,500   1,114,778
#   Sun King Power Electronics Group.................................   206,000      28,657
    Sunac China Holdings, Ltd........................................   601,000   2,726,008
    Sunny Optical Technology Group Co., Ltd..........................   152,900   2,457,696
#*  Sunshine 100 China Holdings, Ltd.................................   272,000      48,555
#   Symphony Holdings, Ltd...........................................   550,000      66,631
*   TAL Education Group, ADR.........................................    24,434   1,046,020
    Tang Palace China Holdings, Ltd..................................   222,000      30,547
*   Tarena International, Inc., ADR..................................     8,722       6,769
*   Taung Gold International, Ltd.................................... 4,680,000      22,698
    TCL Electronics Holdings, Ltd....................................   327,666     155,297
*   Tech Pro Technology Development, Ltd............................. 1,538,000       2,512
*   Technovator International, Ltd...................................   148,000      12,080
    Ten Pao Group Holdings, Ltd......................................   116,000      13,626
    Tencent Holdings, Ltd............................................   456,700  18,525,082
*   Tenwow International Holdings, Ltd...............................   224,000       2,038
    Texhong Textile Group, Ltd.......................................   195,000     197,006
#   Tian An China Investment Co., Ltd................................   148,000      71,634
*   Tian Ge Interactive Holdings, Ltd................................   239,000      63,994
    Tiangong International Co., Ltd..................................   390,000     139,262
    Tianjin Capital Environmental Protection Group Co., Ltd., Class H   120,000      43,265
    Tianjin Development Holdings, Ltd................................   134,000      38,667
    Tianjin Port Development Holdings, Ltd........................... 1,154,000     105,812
#   Tianneng Power International, Ltd................................   476,000     310,932
    Tianyun International Holdings, Ltd..............................   138,000      17,030
*   Tibet Water Resources, Ltd.......................................   405,000      66,438
    Tingyi Cayman Islands Holding Corp...............................   696,000     925,886
#   Tomson Group, Ltd................................................   220,196      52,595
    Tong Ren Tang Technologies Co., Ltd., Class H....................   298,000     296,689
#   Tongda Group Holdings, Ltd....................................... 1,940,000     157,892
    Tonly Electronics Holdings, Ltd..................................    26,000      19,484
#   Top Spring International Holdings, Ltd...........................    91,000      18,659
    Towngas China Co., Ltd...........................................   277,841     214,181
    TPV Technology, Ltd..............................................   404,000     197,629
    TravelSky Technology, Ltd., Class H..............................   130,000     296,329
    Trigiant Group, Ltd..............................................   222,000      38,721
    Trip.com Group Ltd...............................................    45,688   1,507,247

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
*   Truly International Holdings, Ltd................................   412,000 $   53,380
#   Tsaker Chemical Group, Ltd.......................................   108,500     22,659
    Tsingtao Brewery Co., Ltd., Class H..............................    26,000    150,670
*   Tuniu Corp., Sponsored ADR.......................................    12,636     37,908
    Uni-President China Holdings, Ltd................................   628,000    648,681
#*  United Energy Group, Ltd......................................... 3,974,000    804,483
*   V1 Group, Ltd....................................................   846,000     22,111
    Vinda International Holdings, Ltd................................    95,000    179,065
*   Vipshop Holdings, Ltd., ADR......................................   116,245  1,341,467
    Wanguo International Mining Group, Ltd...........................    70,000     17,143
    Want Want China Holdings, Ltd.................................... 1,659,000  1,397,556
    Wasion Holdings, Ltd.............................................   254,000    125,832
#*  Weibo Corp., Sponsored ADR.......................................     5,829    286,729
    Weichai Power Co., Ltd., Class H................................. 1,003,000  1,578,741
    Weiqiao Textile Co., Class H.....................................   176,000     46,384
    West China Cement, Ltd........................................... 1,502,000    240,672
#   Wisdom Education International Holdings Co., Ltd.................   282,000    120,889
    Xiabuxiabu Catering Management China Holdings Co., Ltd...........   242,500    323,479
    Xiamen International Port Co., Ltd., Class H.....................   488,000     68,420
    Xingda International Holdings, Ltd...............................   426,465    118,852
    Xingfa Aluminium Holdings, Ltd...................................    55,000     56,835
    Xinghua Port Holdings, Ltd.......................................    35,125      4,743
    Xinhua Winshare Publishing and Media Co., Ltd., Class H..........   129,000     91,607
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H........   212,747    253,723
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H...............   367,000     23,146
*   Xinming China Holdings, Ltd......................................   112,000     16,126
    Xinyi Solar Holdings, Ltd........................................ 2,079,434  1,174,955
    Xinyuan Real Estate Co., Ltd., ADR...............................    16,785     61,433
    Xtep International Holdings, Ltd.................................   236,690    137,424
#*  Xunlei, Ltd., ADR................................................    15,818     86,683
#   Yadea Group Holdings, Ltd........................................   600,000    130,051
*   Yanchang Petroleum International, Ltd............................ 1,420,000      9,406
    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., Class H...    83,000    130,413
    Yanzhou Coal Mining Co., Ltd., Class H........................... 1,268,000  1,286,478
    Yashili International Holdings, Ltd..............................   408,000     44,343
    Yeebo International Holdings, Ltd................................    76,000     11,813
#   YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H.........    80,400    493,158
*   Yida China Holdings, Ltd.........................................    84,000     21,454
    Yihai International Holding, Ltd.................................   194,000  1,319,344
    Yip's Chemical Holdings, Ltd.....................................    84,000     24,938
#*  Yiren Digital, Ltd., ADR.........................................     9,977     64,551
#*  Youyuan International Holdings, Ltd..............................   239,000      7,930
*   YuanShengTai Dairy Farm, Ltd.....................................   444,000     17,520
    Yuexiu Property Co., Ltd......................................... 3,210,000    707,042
    Yuexiu Transport Infrastructure, Ltd.............................   210,000    193,864
    Yum China Holdings, Inc..........................................    49,673  2,111,103
    Yunnan Water Investment Co., Ltd., Class H.......................   126,000     27,948
    Yuzhou Properties Co., Ltd....................................... 1,072,812    453,179
*   YY, Inc., ADR....................................................    13,960    793,486
#   Zhaojin Mining Industry Co., Ltd., Class H.......................   170,500    190,683
    Zhejiang Expressway Co., Ltd., Class H...........................   400,000    327,548
    Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H.........    76,800     38,736
*   Zhong An Group, Ltd.............................................. 1,326,000     39,874
    Zhongsheng Group Holdings, Ltd...................................   307,500  1,019,429
#   Zhongyu Gas Holdings, Ltd........................................   189,477    183,564
    Zhou Hei Ya International Holdings Co., Ltd......................   319,500    160,702
#*  Zhuguang Holdings Group Co., Ltd.................................    68,000      9,282
    Zhuhai Holdings Investment Group, Ltd............................   204,000     25,468
    Zhuzhou CRRC Times Electric Co., Ltd., Class H...................    68,000    252,319

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
CHINA -- (Continued)
    Zijin Mining Group Co., Ltd., Class H............................ 2,618,000 $    906,848
    Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H   406,800      298,630
*   ZTE Corp., Class H...............................................    11,960       33,367
    ZTO Express Cayman, Inc., ADR....................................    28,315      622,930
                                                                                ------------
TOTAL CHINA..........................................................            278,421,865
                                                                                ------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA...............................................    87,587      463,848
    Banco de Bogota SA...............................................     4,188      107,822
    Bancolombia SA, Sponsored ADR....................................     3,748      194,446
    Bancolombia SA...................................................    18,762      228,141
    Celsia SA ESP....................................................   106,918      137,602
    Cementos Argos SA................................................    42,641       96,258
*   CEMEX Latam Holdings SA..........................................    45,944       61,848
*   Corp. Financiera Colombiana SA...................................    21,093      181,601
#   Ecopetrol SA, Sponsored ADR......................................     3,500       63,875
    Ecopetrol SA.....................................................   620,580      558,155
    Grupo Argos SA...................................................    58,449      316,455
    Grupo Aval Acciones y Valores SA, ADR............................    15,916      129,715
    Grupo de Inversiones Suramericana SA.............................    19,622      198,542
*   Grupo Energia Bogota SA ESP......................................    61,864       39,809
    Grupo Nutresa SA.................................................    33,010      250,407
    Interconexion Electrica SA ESP...................................    67,282      388,165
    Promigas SA ESP..................................................    11,599       27,419
                                                                                ------------
TOTAL COLOMBIA.......................................................              3,444,108
                                                                                ------------
CZECH REPUBLIC -- (0.0%)
    CEZ A.S..........................................................    19,780      451,191
    Komercni banka A.S...............................................     5,273      178,211
    Moneta Money Bank A.S............................................   252,618      838,722
    O2 Czech Republic A.S............................................    13,360      126,034
    Philip Morris CR A.S.............................................        60       35,811
                                                                                ------------
TOTAL CZECH REPUBLIC.................................................              1,629,969
                                                                                ------------
DENMARK -- (1.2%)
*   Agat Ejendomme A.S...............................................    12,267        6,551
*   ALK-Abello A.S...................................................     2,754      591,556
    Alm Brand A.S....................................................    34,139      278,084
#   Ambu A.S., Class B...............................................    33,020      519,063
    AP Moller - Maersk A.S., Class A.................................       255      306,318
    AP Moller - Maersk A.S., Class B.................................       463      590,604
#*  Bang & Olufsen A.S...............................................    12,668       73,686
    BankNordik P/F...................................................     1,133       18,444
*   Bavarian Nordic A.S..............................................    11,744      276,536
    Brodrene Hartmann A.S............................................     1,589       63,333
    Carlsberg A.S., Class B..........................................    10,626    1,496,397
    Chr Hansen Holding A.S...........................................    16,630    1,276,779
    Coloplast A.S., Class B..........................................     5,845      703,714
    Columbus A.S.....................................................    29,642       39,490
    D/S Norden A.S...................................................    14,223      208,050
    Danske Bank A.S..................................................    57,424      820,619
#*  Demant A.S.......................................................    28,692      757,905
    DFDS A.S.........................................................    13,703      539,764
*   Drilling Co. of 1972 A.S.........................................     2,183      123,227
    DSV Panalpina A.S................................................    34,996    3,401,242
    FLSmidth & Co. A.S...............................................    18,066      647,547
*   Genmab A.S.......................................................     3,491      762,765
    GN Store Nord A.S................................................    69,024    3,036,570

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
DENMARK -- (Continued)
    H Lundbeck A.S...................................................  25,729 $   879,175
*   H+H International A.S., Class B..................................   9,383     145,909
#   ISS A.S..........................................................  45,968   1,203,498
    Jeudan A.S.......................................................     176      29,433
*   Jyske Bank A.S...................................................  25,569     850,556
    Matas A.S........................................................  17,318     132,745
*   Nilfisk Holding A.S..............................................  19,739     333,666
*   NKT A.S..........................................................  10,339     181,388
    NNIT A.S.........................................................   5,091      72,834
#   Novo Nordisk A.S., Sponsored ADR.................................   5,344     295,096
    Novo Nordisk A.S., Class B....................................... 147,009   8,083,833
    Novozymes A.S., Class B..........................................  27,912   1,315,759
    Orsted A.S.......................................................   8,138     714,286
    Pandora A.S......................................................  42,470   2,089,780
    Parken Sport & Entertainment A.S.................................   2,257      34,067
    Per Aarsleff Holding A.S.........................................   9,464     295,363
    Ringkjoebing Landbobank A.S......................................  13,856     956,767
    Rockwool International A.S., Class A.............................     807     151,890
    Rockwool International A.S., Class B.............................   2,844     558,955
    Royal Unibrew A.S................................................  32,516   2,667,586
    RTX A.S..........................................................   3,370      78,250
    Scandinavian Tobacco Group A.S., Class A.........................  25,446     300,691
    Schouw & Co., A.S................................................   6,506     466,856
    SimCorp A.S......................................................  11,978   1,071,764
    Solar A.S., Class B..............................................   2,972     124,769
    Spar Nord Bank A.S...............................................  41,400     404,420
    Sydbank A.S......................................................  29,984     588,177
    Tivoli A.S.......................................................     357      36,549
    Topdanmark A.S...................................................  26,504   1,187,070
*   TORM P.L.C.......................................................  12,585     120,114
    Tryg A.S.........................................................  16,357     457,195
#   United International Enterprises.................................     577     109,338
    Vestas Wind Systems A.S..........................................  19,392   1,579,823
*   Vestjysk Bank A.S................................................  90,742      50,232
*   Zealand Pharma A.S...............................................  12,210     364,371
                                                                              -----------
TOTAL DENMARK........................................................          44,470,449
                                                                              -----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E., GDR..................  33,637     166,156
    Commercial International Bank Egypt S.A.E., GDR..................  26,696     131,878
    Egyptian Financial Group-Hermes Holding Co., GDR.................   5,738      13,197
                                                                              -----------
TOTAL EGYPT..........................................................             311,231
                                                                              -----------
FINLAND -- (1.2%)
#   Ahlstrom-Munksjo Oyj.............................................   8,889     133,305
    Aktia Bank Oyj...................................................  17,069     166,251
    Alma Media Oyj...................................................   7,872      62,232
    Asiakastieto Group Oyj...........................................   1,242      40,307
    Atria Oyj........................................................   5,381      51,010
#*  BasWare Oyj......................................................     560      12,574
#   Bittium Oyj......................................................   6,855      46,355
    Cargotec Oyj, Class B............................................  22,524     790,202
#   Caverion Oyj.....................................................  20,214     151,124
#   Citycon Oyj......................................................  20,499     214,819
    Cramo Oyj........................................................  19,462     206,484
    Digia Oyj........................................................   4,257      18,192
    Elisa Oyj........................................................  40,282   2,200,579
    Finnair Oyj......................................................  35,294     230,492

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINLAND -- (Continued)
    Fiskars Oyj Abp..................................................   9,074 $   121,654
    Fortum Oyj.......................................................  62,932   1,537,908
*   F-Secure Oyj.....................................................  26,483      84,651
*   HKScan Oyj, Class A..............................................  13,829      27,473
    Huhtamaki Oyj....................................................  67,985   3,148,079
    Kemira Oyj.......................................................  76,521   1,243,060
    Kesko Oyj, Class A...............................................   3,493     215,218
    Kesko Oyj, Class B...............................................  21,354   1,422,775
    Kone Oyj, Class B................................................  24,211   1,541,655
    Konecranes Oyj...................................................  28,752     887,930
    Lassila & Tikanoja Oyj...........................................  19,415     313,291
#   Metsa Board Oyj..................................................  81,496     540,051
#   Metso Oyj........................................................  65,638   2,484,844
    Neste Oyj........................................................  87,708   3,169,106
    Nokia Oyj........................................................ 215,510     791,139
    Nokia Oyj........................................................  66,112     242,938
    Nokian Renkaat Oyj...............................................  64,321   1,838,239
    Nordea Bank Abp.................................................. 221,033   1,617,814
    Nordea Bank Abp..................................................   9,039      66,155
    Olvi Oyj, Class A................................................   5,575     236,820
    Oriola Oyj, Class B..............................................  71,422     164,292
    Orion Oyj, Class A...............................................   7,974     350,769
    Orion Oyj, Class B...............................................  33,196   1,472,727
#   Outokumpu Oyj.................................................... 126,895     360,560
*   Outotec Oyj......................................................  37,799     243,622
    Pihlajalinna Oyj.................................................     890      10,584
    Ponsse Oyj.......................................................   3,929     122,561
    Raisio Oyj, Class V..............................................  37,220     129,860
    Rapala VMC Oyj...................................................   4,345      13,427
    Raute Oyj, Class A...............................................     344       9,025
    Revenio Group Oyj................................................   7,382     217,891
    Sampo Oyj, Class A...............................................  52,382   2,146,606
    Sanoma Oyj.......................................................  54,111     566,153
#*  Stockmann Oyj Abp, Class B.......................................  10,970      26,410
    Stora Enso Oyj, Class R.......................................... 188,447   2,448,250
    Teleste Oyj......................................................     754       4,897
    Tieto Oyj........................................................  18,537     527,615
#   Tikkurila Oyj....................................................  21,130     337,265
    Tokmanni Group Corp..............................................  31,236     399,941
    UPM-Kymmene Oyj.................................................. 191,178   6,226,562
    Uponor Oyj.......................................................  16,645     217,735
    Vaisala Oyj,Class A..............................................   4,331     129,806
    Valmet Oyj.......................................................  77,800   1,741,204
    Wartsila Oyj Abp.................................................  94,983   1,003,472
    YIT Oyj..........................................................  92,412     555,046
                                                                              -----------
TOTAL FINLAND........................................................          45,281,006
                                                                              -----------
FRANCE -- (5.9%)
    ABC arbitrage....................................................   8,870      66,273
    Accor SA.........................................................  19,877     854,981
    Actia Group......................................................   5,196      23,191
    Aeroports de Paris...............................................   3,577     680,307
*   Air France-KLM................................................... 152,999   1,823,820
    Air Liquide SA...................................................  30,559   4,063,156
    Airbus SE........................................................  49,446   7,093,436
    Akka Technologies................................................   6,847     441,937
#   AKWEL............................................................   7,562     150,168
    Albioma SA.......................................................  14,003     363,457
    Alstom SA........................................................  31,368   1,357,080

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    Altamir..........................................................   3,771 $   70,042
    Alten SA.........................................................  12,627  1,388,995
    Altran Technologies SA...........................................  98,879  1,572,075
#*  Amplitude Surgical SAS...........................................   3,043      5,303
    Amundi SA........................................................   8,279    591,677
    Arkema SA........................................................  37,485  3,836,137
    Assystem SA......................................................   3,816    141,726
    Atos SE..........................................................  27,730  2,152,031
    Aubay............................................................   3,407    118,668
    AXA SA........................................................... 126,974  3,361,156
    Axway Software SA................................................   3,324     39,694
#   Bastide le Confort Medical.......................................   1,878     80,484
    Beneteau SA......................................................  17,013    158,892
    Bigben Interactive...............................................   6,565     99,974
    BioMerieux.......................................................  10,900    892,547
    BNP Paribas SA...................................................  89,871  4,696,617
    Boiron SA........................................................   3,961    140,680
#   Bollore SA....................................................... 121,749    527,462
#*  Bollore SA.......................................................     708      3,016
    Bonduelle SCA....................................................   8,513    221,255
*   Bourbon Corp.....................................................   4,401     18,039
    Bourbon Corp.....................................................     700     10,911
    Bouygues SA......................................................  70,488  2,989,963
    Bureau Veritas SA................................................  62,686  1,602,665
    Burelle SA.......................................................      16     14,499
    Capgemini SE.....................................................  22,258  2,509,147
    Carrefour SA..................................................... 212,877  3,624,348
#   Casino Guichard Perrachon SA.....................................  20,964  1,131,733
*   Cegedim SA.......................................................   1,589     49,174
*   CGG SA........................................................... 291,934    680,548
#   Chargeurs SA.....................................................   5,556     94,384
    Cie de Saint-Gobain.............................................. 105,451  4,294,802
    Cie des Alpes....................................................   5,985    179,206
    Cie Generale des Etablissements Michelin SCA.....................  44,861  5,462,149
    Cie Plastic Omnium SA............................................  36,230    989,676
    CNP Assurances...................................................  26,854    533,032
*   Coface SA........................................................  54,195    592,498
    Credit Agricole SA...............................................  83,072  1,083,952
    Danone SA, Sponsored ADR.........................................     930     15,345
    Danone SA........................................................  45,953  3,806,802
    Dassault Aviation SA.............................................      24     33,340
    Dassault Systemes SE.............................................   7,715  1,171,729
    Dassault Systemes SE, Sponsored ADR..............................     288     43,888
    Derichebourg SA..................................................  50,289    181,297
    Devoteam SA......................................................   2,054    174,491
    Edenred..........................................................  53,911  2,841,527
    Eiffage SA.......................................................  41,936  4,504,183
    Electricite de France SA......................................... 155,164  1,602,971
#   Elior Group SA...................................................  44,697    578,855
    Elis SA..........................................................  49,614    948,546
    Engie SA......................................................... 172,131  2,882,294
    Eramet...........................................................   6,044    302,842
    EssilorLuxottica SA..............................................  13,958  2,131,307
*   Esso SA Francaise................................................   1,283     31,360
#   Etablissements Maurel et Prom SA.................................   7,093     20,857
#   Eurofins Scientific SE...........................................   3,304  1,675,109
    Euronext NV......................................................  19,753  1,593,516
#   Europcar Mobility Group..........................................  58,878    216,230
    Eutelsat Communications SA.......................................  97,976  1,858,596

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    Exel Industries, Class A.........................................     664 $   28,965
    Faurecia SE......................................................  34,459  1,608,137
    Fleury Michon SA.................................................     178      5,959
*   Fnac Darty S.A...................................................   9,670    559,747
    Gaztransport Et Technigaz SA.....................................   7,032    641,589
    Getlink SE....................................................... 105,857  1,773,198
    GL Events........................................................   7,032    184,474
    Groupe Crit......................................................   1,957    145,729
    Groupe Open......................................................   2,113     26,246
    Guerbet..........................................................   4,015    224,989
#   Haulotte Group SA................................................   4,122     22,538
    Hermes International.............................................   2,765  1,991,774
    HEXAOM...........................................................   1,748     65,733
*   ID Logistics Group...............................................   1,050    200,741
    Iliad SA.........................................................   8,800    911,991
    Imerys SA........................................................  15,262    589,551
    Ingenico Group SA................................................  27,856  2,978,672
    Ipsen SA.........................................................   4,514    481,136
    IPSOS............................................................  19,114    575,999
    Jacquet Metal Service SA.........................................   7,037    119,761
    JCDecaux SA......................................................  19,469    532,195
    Kaufman & Broad SA...............................................  12,087    461,111
#   Kering SA........................................................   6,396  3,639,300
    Korian SA........................................................  25,387  1,076,585
    Lagardere SCA....................................................  75,284  1,682,263
*   Latecoere SACA...................................................  28,250    121,105
    Laurent-Perrier..................................................     280     27,774
    Le Belier........................................................   1,864     53,608
    Lectra...........................................................  12,530    293,373
    Legrand SA.......................................................  32,475  2,537,077
    Linedata Services................................................   2,487     71,575
    LISI.............................................................  11,190    393,329
    LNA Sante SA.....................................................   2,930    154,673
    L'Oreal SA.......................................................   7,750  2,263,478
    LVMH Moet Hennessy Louis Vuitton SE..............................  23,294  9,947,833
    Maisons du Monde SA..............................................   5,640     78,049
    Manitou BF SA....................................................   2,358     48,184
    Manutan International............................................     283     19,616
    Mersen SA........................................................   7,475    243,361
*   METabolic EXplorer SA............................................  13,465     19,437
    Metropole Television SA..........................................  18,765    330,122
    Natixis SA....................................................... 142,992    656,951
    Nexans SA........................................................  14,464    588,571
    Nexity SA........................................................  22,792  1,179,673
#*  Nicox............................................................   5,711     28,540
    NRJ Group........................................................   7,684     52,621
    Oeneo SA.........................................................  11,330    128,698
*   OL Groupe SA.....................................................   7,499     26,020
#*  Onxeo SA.........................................................  18,073     10,692
    Orange SA, Sponsored ADR.........................................   5,502     88,472
    Orange SA........................................................ 390,196  6,280,006
    Orpea............................................................  12,570  1,513,970
    Pernod Ricard SA.................................................   3,619    668,549
    Peugeot SA....................................................... 282,821  7,162,756
*   Pierre & Vacances SA.............................................   1,511     25,008
#   Plastivaloire....................................................   5,908     39,969
    PSB Industries SA................................................     388      8,788
    Publicis Groupe SA, ADR..........................................   2,568     27,580
    Publicis Groupe SA...............................................  57,454  2,472,736

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FRANCE -- (Continued)
    Quadient.........................................................  16,120 $   345,230
#   Rallye SA........................................................   9,436      87,895
#*  Recylex SA.......................................................   5,631      22,529
#   Remy Cointreau SA................................................   2,797     374,302
    Renault SA.......................................................  34,417   1,757,295
    Rexel SA......................................................... 137,632   1,706,293
    Robertet SA......................................................     157     141,852
    Rothschild & Co..................................................   9,511     267,489
    Rubis SCA........................................................  24,542   1,423,132
    Safran SA........................................................  17,525   2,775,783
    Sanofi...........................................................  55,205   5,089,187
    Sartorius Stedim Biotech.........................................   3,380     506,362
    Savencia SA......................................................   2,035     135,129
    Schneider Electric SE............................................  39,325   3,654,880
    Schneider Electric SE............................................     523      48,892
    SCOR SE..........................................................  48,030   2,025,863
    SEB SA...........................................................   8,272   1,256,956
    Seche Environnement SA...........................................     808      30,644
    SES SA........................................................... 186,615   3,617,513
    Societe BIC SA...................................................  13,226     918,591
    Societe Generale SA.............................................. 132,160   3,758,485
#   Societe Marseillaise du Tunnel Prado-Carenage SA.................     433       8,532
    Societe pour l'Informatique Industrielle.........................   3,659      97,145
    Sodexo SA........................................................  13,563   1,492,495
*   SOITEC...........................................................   6,172     680,767
#*  Solocal Group.................................................... 173,704     135,954
    Somfy SA.........................................................   3,809     352,654
    Sopra Steria Group...............................................   7,112     976,272
    SPIE SA..........................................................  47,646   1,005,590
    Stef SA..........................................................   2,270     220,540
    STMicroelectronics NV............................................ 162,543   3,689,126
#   STMicroelectronics NV............................................   5,594     126,872
    Suez.............................................................  60,158     938,317
    Sword Group......................................................   1,845      62,988
    Synergie SA......................................................   5,310     150,780
    Tarkett SA.......................................................  20,496     333,764
#*  Technicolor SA...................................................  66,788      55,881
    Teleperformance..................................................  17,077   3,874,488
    Television Francaise 1...........................................  34,570     290,104
    Thales SA........................................................  15,745   1,539,225
#   Thermador Groupe.................................................   1,268      78,436
    Total Gabon......................................................     171      24,808
    Total SA......................................................... 307,391  16,251,207
    TOTAL SA, Sponsored ADR..........................................  16,704     879,126
    Trigano SA.......................................................   4,331     390,604
*   Ubisoft Entertainment SA.........................................  25,742   1,521,332
    Union Financiere de France BQE SA................................   1,909      43,920
#   Valeo SA.........................................................  85,988   3,202,252
#*  Vallourec SA..................................................... 140,775     341,942
*   Valneva SE.......................................................  16,053      44,943
    Veolia Environnement SA, ADR.....................................   1,217      32,068
    Veolia Environnement SA..........................................  43,353   1,141,214
    Vetoquinol SA....................................................     997      64,972
    Vicat SA.........................................................   8,127     344,621
    Vilmorin & Cie SA................................................   2,607     142,573
    Vinci SA.........................................................  45,629   5,119,402
*   Virbac SA........................................................   1,379     336,289
    Vivendi SA.......................................................  42,899   1,194,634
    Vranken-Pommery Monopole SA......................................     944      22,854

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FRANCE -- (Continued)
*   Worldline SA.....................................................   7,380 $    449,053
    XPO Logistics Europe SADIR.......................................      32       10,632
                                                                              ------------
TOTAL FRANCE.........................................................          225,195,303
                                                                              ------------
GERMANY -- (4.9%)
    1&1 Drillisch AG.................................................  13,878      371,692
    7C Solarparken AG................................................  11,827       45,654
    Aareal Bank AG...................................................  29,001      973,613
    Adidas AG........................................................  15,927    4,923,461
*   Adler Modemaerkte AG.............................................   2,072        7,871
*   ADLER Real Estate AG.............................................   8,869      102,236
    ADO Properties SA................................................   6,925      282,454
*   ADVA Optical Networking SE.......................................  22,486      158,667
*   AIXTRON SE.......................................................  14,963      136,796
    All for One Group AG.............................................     816       41,147
    Allgeier SE......................................................   1,536       40,533
    Allianz SE, Sponsored ADR........................................  18,284      446,312
    Allianz SE.......................................................  23,393    5,713,098
    Amadeus Fire AG..................................................   2,121      267,184
    Aroundtown SA....................................................  82,056      693,585
    Atoss Software AG................................................     673      101,208
    Aurubis AG.......................................................  16,865      829,194
*   Axel Springer SE.................................................  18,389    1,287,060
    BASF SE..........................................................  85,761    6,519,483
    Basler AG........................................................   1,428       73,495
    Bauer AG.........................................................   5,064       80,627
    Bayer AG, Sponsored ADR..........................................   1,092       21,228
    Bayer AG.........................................................  68,552    5,318,001
    Bayerische Motoren Werke AG......................................  76,817    5,882,238
    BayWa AG.........................................................   6,904      201,971
    Bechtle AG.......................................................  13,344    1,445,083
    Beiersdorf AG....................................................   4,669      552,387
    Bertrandt AG.....................................................   2,454      122,569
    bet-at-home.com AG...............................................   1,209       64,370
    Bijou Brigitte AG................................................     671       34,139
    Bilfinger SE.....................................................  14,899      497,336
    Borussia Dortmund GmbH & Co. KGaA................................  51,092      483,212
    Brenntag AG......................................................  45,305    2,270,697
    CANCOM SE........................................................   8,667      463,527
    Carl Zeiss Meditec AG............................................   4,552      496,187
*   CECONOMY AG......................................................  72,863      366,662
    CENIT AG.........................................................   4,360       59,141
    CENTROTEC Sustainable AG.........................................   1,473       25,882
    Cewe Stiftung & Co. KGAA.........................................   4,307      414,240
    comdirect bank AG................................................   3,971       59,872
    Commerzbank AG................................................... 308,563    1,846,362
    CompuGroup Medical SE............................................   8,899      570,138
    Continental AG...................................................  34,107    4,568,318
#   Corestate Capital Holding SA.....................................   6,754      251,867
    Covestro AG......................................................  66,432    3,190,191
    CropEnergies AG..................................................  12,538       97,792
    CTS Eventim AG & Co. KGaA........................................  18,088    1,095,517
    Daimler AG....................................................... 180,199   10,509,699
*   DEAG Deutsche Entertainment AG...................................   4,048       19,087
*   Delivery Hero SE.................................................   7,452      349,668
    Deutsche Bank AG................................................. 257,257    1,865,558
    Deutsche Bank AG.................................................  45,969      333,275
    Deutsche Beteiligungs AG.........................................   6,117      248,373
    Deutsche Boerse AG...............................................  20,104    3,113,298

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
GERMANY -- (Continued)
    Deutsche EuroShop AG............................................. 13,778. $   412,371
    Deutsche Lufthansa AG............................................ 114,289   1,979,850
    Deutsche Pfandbriefbank AG....................................... 68,581.     937,250
    Deutsche Post AG................................................. 84,851.   3,005,850
    Deutsche Telekom AG, Sponsored ADR...............................  13,453     236,638
    Deutsche Telekom AG.............................................. 609,489  10,724,300
    Deutsche Wohnen SE...............................................  26,253     989,801
    Deutz AG.........................................................  96,906     539,153
*   Dialog Semiconductor P.L.C.......................................  30,505   1,372,124
    DIC Asset AG.....................................................  13,392     186,802
    DMG Mori AG......................................................   3,732     176,809
    Dr Hoenle AG.....................................................   1,186      61,580
    Draegerwerk AG & Co. KGaA........................................   1,349      56,508
    Duerr AG.........................................................  32,619     962,377
    E.ON SE.......................................................... 360,877   3,639,252
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................   1,058     185,440
    EDAG Engineering Group AG........................................   4,778      59,212
    Elmos Semiconductor AG...........................................   6,338     177,640
*   ElringKlinger AG.................................................  12,064      89,183
    Energiekontor AG.................................................   4,020      87,798
    Evonik Industries AG.............................................  45,414   1,196,838
*   Evotec SE........................................................  32,842     752,268
    Ferratum Oyj.....................................................     610       5,573
    Fielmann AG......................................................   8,209     633,092
    First Sensor AG..................................................   2,116      82,216
    FORTEC Elektronik AG.............................................     461      10,274
    Francotyp-Postalia Holding AG, Class A...........................   4,794      19,114
    Fraport AG Frankfurt Airport Services Worldwide..................  14,456   1,208,271
    Freenet AG.......................................................  79,469   1,764,827
    Fresenius Medical Care AG & Co. KGaA.............................  55,066   3,974,642
    Fresenius SE & Co. KGaA..........................................  42,596   2,242,903
    Fuchs Petrolub SE................................................   9,534     384,012
    GEA Group AG.....................................................  13,964     426,486
    Gerresheimer AG..................................................  19,543   1,576,047
    Gesco AG.........................................................   3,358      70,876
    GFT Technologies SE..............................................  10,615      93,376
    Grammer AG.......................................................     992      35,040
    Grand City Properties SA.........................................  25,875     605,769
    GRENKE AG........................................................   1,587     150,079
*   H&R GmbH & Co. KGaA..............................................   5,091      31,081
    Hamburger Hafen und Logistik AG..................................  18,510     479,538
    Hannover Rueck SE................................................   6,891   1,221,111
    Hapag-Lloyd AG...................................................  10,234     743,449
    HeidelbergCement AG..............................................  22,709   1,683,600
*   Heidelberger Druckmaschinen AG................................... 166,662     216,282
    Hella GmbH & Co KGaA.............................................  23,205   1,128,780
    Henkel AG & Co. KGaA.............................................   2,660     255,940
    Highlight Communications AG......................................   2,448      11,277
    Hochtief AG......................................................   4,602     574,987
    HolidayCheck Group AG............................................  10,948      29,890
    Hornbach Baumarkt AG.............................................   4,042      85,828
    Hornbach Holding AG & Co. KGaA...................................   2,604     157,355
    Hugo Boss AG.....................................................  23,320     983,229
*   Hypoport AG......................................................     563     174,485
    Indus Holding AG.................................................   8,206     312,738
    Infineon Technologies AG......................................... 137,954   2,671,999
    Infineon Technologies AG, ADR....................................   9,006     174,446
    Isra Vision AG...................................................   3,860     182,573
    IVU Traffic Technologies AG......................................   4,393      53,730

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
GERMANY -- (Continued)
    Jenoptik AG...................................................... 10,649 $  316,649
    K+S AG........................................................... 81,739  1,160,693
    KION Group AG.................................................... 41,705  2,774,956
    Kloeckner & Co. SE............................................... 31,651    182,452
    Koenig & Bauer AG................................................  6,842    226,105
    Krones AG........................................................  3,137    204,947
    KWS Saat SE & Co., KGaA..........................................  2,285    153,604
    Lanxess AG....................................................... 39,604  2,573,436
    LEG Immobilien AG................................................ 15,856  1,821,281
    Leifheit AG......................................................  2,142     51,004
*   Leoni AG......................................................... 16,129    191,059
*   LPKF Laser & Electronics AG......................................  3,217     49,890
*   Manz AG..........................................................  1,498     32,045
*   Medigene AG......................................................  1,354      8,632
    Merck KGaA.......................................................  7,068    842,975
    METRO AG......................................................... 95,603  1,561,139
    MLP SE........................................................... 30,599    156,289
    MTU Aero Engines AG.............................................. 15,622  4,177,807
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........ 11,479  3,189,321
    Nemetschek SE.................................................... 20,451  1,043,459
    New Work SE......................................................    996    313,760
    Nexus AG.........................................................  1,568     55,511
*   Nordex SE........................................................ 28,602    373,421
    Norma Group SE................................................... 21,771    799,216
    OHB SE...........................................................  2,856    113,222
    OSRAM Licht AG................................................... 27,041  1,210,481
    Paragon GmbH & Co. KGaA..........................................    760      9,863
    Patrizia AG...................................................... 13,156    270,319
    Pfeiffer Vacuum Technology AG....................................  3,384    529,990
    PNE AG........................................................... 31,116    138,065
    Progress-Werk Oberkirch AG.......................................    638     17,353
    ProSiebenSat.1 Media SE.......................................... 84,797  1,252,173
    PSI Software AG..................................................  1,986     42,211
    Puma SE..........................................................  7,259    546,152
    Puma SE..........................................................  2,090    157,224
*   QIAGEN NV........................................................ 14,153    425,712
    QSC AG........................................................... 74,594    102,979
    Rational AG......................................................    995    757,049
    Rheinmetall AG................................................... 26,853  3,238,649
    RHOEN-KLINIKUM AG................................................  6,013    123,851
    RIB Software SE..................................................  7,658    198,990
*   Rocket Internet SE............................................... 34,645    920,010
    RTL Group SA..................................................... 14,468    735,498
    RWE AG........................................................... 38,426  1,171,012
#   S&T AG........................................................... 11,418    243,496
    SAF-Holland SA................................................... 20,283    143,204
    Salzgitter AG.................................................... 16,916    306,739
    SAP SE, Sponsored ADR............................................  1,405    186,275
    SAP SE........................................................... 20,529  2,720,122
*   Schaltbau Holding AG.............................................  1,428     48,452
    Schloss Wachenheim AG............................................    576     10,847
    Scout24 AG.......................................................  6,268    388,530
    Secunet Security Networks AG.....................................    408     52,878
*   Senvion SA.......................................................  2,027        154
*   SGL Carbon SE....................................................  3,031     14,088
*   Shop Apotheke Europe NV..........................................    864     37,686
    Siemens AG....................................................... 40,409  4,663,198
    Siltronic AG..................................................... 13,071  1,244,874
    Sixt Leasing SE..................................................  6,215     77,528

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
GERMANY -- (Continued)
    Sixt SE..........................................................   7,260 $    709,965
*   SMA Solar Technology AG..........................................   3,612      112,938
*   SMT Scharf AG....................................................     697        7,188
    Softing AG.......................................................   1,374       11,886
    Software AG......................................................  12,019      382,336
    Stabilus SA......................................................   7,794      437,568
    STRATEC SE.......................................................     905       68,369
    Stroeer SE & Co. KGaA............................................  17,865    1,439,354
    Suedzucker AG....................................................  36,800      529,582
*   SUESS MicroTec SE................................................   7,962       87,987
    Surteco Group SE.................................................   3,208       70,385
    Symrise AG.......................................................  16,732    1,608,059
    TAG Immobilien AG................................................  46,676    1,134,307
    Takkt AG.........................................................  14,788      175,884
*   Talanx AG........................................................  15,862      731,054
    Technotrans SE...................................................   3,675       69,595
*   Tele Columbus AG.................................................   8,186       19,268
    Telefonica Deutschland Holding AG................................ 351,806    1,117,272
    Thyssenkrupp AG..................................................  93,145    1,328,302
    TLG Immobilien AG................................................  22,481      659,291
    Traffic Systems SE...............................................     789       19,377
    Uniper SE........................................................  45,029    1,403,399
    United Internet AG...............................................  58,783    1,774,562
    VERBIO Vereinigte BioEnergie AG..................................  10,179      102,572
    Volkswagen AG....................................................   7,531    1,423,661
    Vonovia SE.......................................................  37,642    2,004,607
    Vossloh AG.......................................................   3,070      125,715
    Wacker Chemie AG.................................................   8,087      633,547
    Wacker Neuson SE.................................................  13,053      222,855
    Washtec AG.......................................................   4,170      209,552
    Wirecard AG......................................................  11,720    1,482,766
    Wuestenrot & Wuerttembergische AG................................  12,320      252,104
*   Zalando SE.......................................................   5,048      218,866
    Zeal Network SE..................................................   5,766      129,259
                                                                              ------------
TOTAL GERMANY........................................................          187,279,171
                                                                              ------------
GREECE -- (0.0%)
    Aegean Airlines SA...............................................   2,697       24,630
*   Alpha Bank AE....................................................  13,649       29,124
*   Attica Bank SA...................................................  39,068       19,571
    AUTOHELLAS SA....................................................   3,700       28,541
    Bank of Greece...................................................   1,490       23,435
*   Ellaktor SA......................................................  26,314       54,017
*   FF Group.........................................................   1,384        3,142
    Hellenic Exchanges - Athens Stock Exchange SA....................  17,675       88,681
    Hellenic Petroleum SA............................................   5,690       54,086
    Hellenic Telecommunications Organization SA......................  19,115      289,906
    Holding Co. ADMIE IPTO SA........................................  25,205       60,035
*   Intracom Holdings SA.............................................  10,408       10,924
*   Intralot SA-Integrated Lottery Systems & Services................  13,391        6,607
    JUMBO SA.........................................................   9,100      177,290
*   Marfin Investment Group Holdings SA.............................. 213,223       25,409
    Motor Oil Hellas Corinth Refineries SA...........................   4,178      103,331
    Mytilineos SA....................................................   7,593       83,214
*   National Bank of Greece SA.......................................  53,714      182,164
    OPAP SA..........................................................   6,436       69,994
*   Piraeus Bank SA.................................................. 111,415      388,598
*   Public Power Corp. SA............................................   4,356       15,404

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
GREECE -- (Continued)
*   Titan Cement International SA....................................     2,126 $   44,819
                                                                                ----------
TOTAL GREECE.........................................................            1,782,922
                                                                                ----------
HONG KONG -- (2.1%)
    Aeon Credit Service Asia Co., Ltd................................    68,000     55,042
#   Agritrade Resources, Ltd......................................... 1,490,000    127,460
    AIA Group, Ltd...................................................   926,600  9,227,285
    Allied Properties HK, Ltd........................................   696,000    136,614
    APAC Resources, Ltd..............................................    66,000      7,492
*   Applied Development Holdings, Ltd................................   415,000     10,522
    Asia Financial Holdings, Ltd.....................................    72,000     38,354
    Asia Standard International Group, Ltd...........................   326,000     53,158
#   Asiasec Properties, Ltd..........................................    63,900     13,015
    ASM Pacific Technology, Ltd......................................   114,900  1,604,329
*   Auto Italia Holdings.............................................   475,000      3,875
    Bank of East Asia, Ltd. (The)....................................   236,490    569,681
    BOC Aviation, Ltd................................................    83,000    779,777
    BOC Hong Kong Holdings, Ltd......................................   489,000  1,680,020
    BOCOM International Holdings Co., Ltd............................   193,000     31,232
#   BOE Varitronix, Ltd..............................................   239,000     66,839
    Bright Smart Securities & Commodities Group, Ltd.................   274,000     45,307
*   Brightoil Petroleum Holdings, Ltd................................   789,000    151,035
    Build King Holdings, Ltd.........................................    90,000     10,328
*   Burwill Holdings, Ltd............................................   882,000      7,992
    Cafe de Coral Holdings, Ltd......................................   212,000    578,462
    Camsing International Holding, Ltd...............................    24,000      3,553
#   Cathay Pacific Airways, Ltd......................................   259,000    330,886
    Century City International Holdings, Ltd.........................   320,000     23,239
    CGN Mining Co., Ltd..............................................   475,000     17,845
*   China Best Group Holding, Ltd.................................... 1,240,000     31,249
*   China Display Optoelectronics Technology Holdings, Ltd...........   400,000     28,462
*   China Energy Development Holdings, Ltd........................... 1,658,000     40,097
    China Motor Bus Co., Ltd.........................................     2,400     31,227
#   China New Higher Education Group, Ltd............................   152,000     61,669
#   China Star Entertainment, Ltd.................................... 1,090,000    116,532
#*  China Strategic Holdings, Ltd.................................... 4,765,000     21,860
    Chinese Estates Holdings, Ltd....................................   189,500    137,690
*   Chinlink International Holdings, Ltd.............................   179,600     20,357
    Chinney Investments, Ltd.........................................    48,000     14,409
    Chow Sang Sang Holdings International, Ltd.......................   139,000    162,205
    Chow Tai Fook Jewellery Group, Ltd...............................   233,800    210,212
    Chuang's China Investments, Ltd..................................   440,000     26,624
    Chuang's Consortium International, Ltd...........................   444,000     86,576
    CITIC Telecom International Holdings, Ltd........................ 1,036,000    393,246
    CK Asset Holdings, Ltd...........................................   323,200  2,248,731
    CK Hutchison Holdings, Ltd.......................................   377,700  3,487,333
    CK Infrastructure Holdings, Ltd..................................    72,500    521,763
#   CK Life Sciences Intl Holdings, Inc.............................. 1,156,000     52,261
    CLP Holdings, Ltd................................................   137,000  1,422,802
    CNQC International Holdings, Ltd.................................   342,500     51,586
*   Common Splendor International Health Industry Group, Ltd.........   126,000      8,997
    Convenience Retail Asia, Ltd.....................................    92,000     44,243
#*  Convoy Global Holdings, Ltd...................................... 1,758,000      7,022
#*  Cosmopolitan International Holdings, Ltd.........................   288,000     39,701
    Cowell e Holdings, Inc...........................................   127,000     19,846
    Crocodile Garments...............................................    99,000      6,831
    Cross-Harbour Holdings, Ltd. (The)...............................    31,671     47,215
    CSI Properties, Ltd.............................................. 2,770,000     98,833
*   CST Group, Ltd................................................... 6,304,000     20,075

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
HONG KONG -- (Continued)
*   CW Group Holdings, Ltd...........................................    193,500 $    1,069
    Dah Sing Banking Group, Ltd......................................    194,400    251,319
    Dah Sing Financial Holdings, Ltd.................................     78,800    293,220
#   Dickson Concepts International, Ltd..............................     30,500     14,859
#   Dynamic Holdings, Ltd............................................     12,000     17,102
    Eagle Nice International Holdings, Ltd...........................    128,000     50,573
    EcoGreen International Group, Ltd................................     50,000      9,051
*   eForce Holdings, Ltd.............................................    408,000      6,874
    Emperor Capital Group, Ltd.......................................  2,052,000     58,001
    Emperor Entertainment Hotel, Ltd.................................    220,000     44,865
    Emperor International Holdings, Ltd..............................    598,000    133,315
    Emperor Watch & Jewellery, Ltd...................................  1,680,000     36,373
*   ENM Holdings, Ltd................................................    360,000     35,763
*   Esprit Holdings, Ltd.............................................    898,200    171,718
#   Fairwood Holdings, Ltd...........................................     31,500     82,949
    Far East Consortium International, Ltd...........................    651,026    275,388
*   Far East Holdings International, Ltd.............................    117,000      2,888
#*  FIH Mobile, Ltd..................................................  1,512,000    215,317
    First Pacific Co., Ltd...........................................  1,222,000    467,492
*   First Shanghai Investments, Ltd..................................    392,000     18,694
    Fountain SET Holdings, Ltd.......................................    350,000     56,252
*   Freeman Fintech Corp, Ltd........................................    532,000     10,229
*   Future World Financial Holdings, Ltd.............................     21,796        136
    Galaxy Entertainment Group, Ltd..................................    266,000  1,831,579
    Genting Hong Kong, Ltd...........................................    188,000     20,588
    Get Nice Holdings, Ltd...........................................  3,476,000    104,125
    Giordano International, Ltd......................................    818,000    259,667
#   Global Brands Group Holding, Ltd.................................    237,400     16,342
#*  Gold-Finance Holdings, Ltd.......................................    184,000      1,268
*   Good Resources Holdings, Ltd.....................................    630,000     10,009
#*  Goodbaby International Holdings, Ltd.............................    329,000     47,893
    Great Eagle Holdings, Ltd........................................     86,214    291,321
#*  Great Harvest Maeta Group Holdings, Ltd..........................    327,500     62,249
*   G-Resources Group, Ltd........................................... 11,061,000     69,063
    Group Sense International, Ltd...................................    390,000     15,927
    Guoco Group, Ltd.................................................      2,000     33,120
#   Guotai Junan International Holdings, Ltd.........................  1,430,000    240,107
#   Haitong International Securities Group, Ltd......................  1,345,770    390,205
    Hang Lung Group, Ltd.............................................    235,000    588,589
    Hang Lung Properties, Ltd........................................    308,000    677,046
    Hang Seng Bank, Ltd..............................................    101,100  2,109,460
    Hanison Construction Holdings, Ltd...............................     60,757      8,683
*   Hao Tian Development Group, Ltd..................................    500,500     13,341
    Henderson Land Development Co., Ltd..............................    207,909  1,038,418
    HK Electric Investments & HK Electric Investments, Ltd...........    323,000    322,410
    HKBN, Ltd........................................................    247,000    440,820
#   HKR International, Ltd...........................................    388,960    161,624
    HKT Trust & HKT, Ltd.............................................  1,105,000  1,719,004
    Hon Kwok Land Investment Co., Ltd................................     22,000      9,203
    Hong Kong & China Gas Co., Ltd...................................    382,167    741,748
    Hong Kong Exchanges & Clearing, Ltd..............................     92,471  2,880,844
#   Hong Kong Ferry Holdings Co., Ltd................................     18,000     16,373
#*  Hong Kong Finance Investment Holding Group, Ltd..................    360,000     38,576
#*  Hong Kong Television Network, Ltd................................    114,000     42,816
    Hongkong & Shanghai Hotels, Ltd. (The)...........................    209,500    235,904
#   Honma Golf, Ltd..................................................     53,500     48,093
*   Hsin Chong Group Holdings, Ltd...................................    620,000     27,693
*   Huan Yue Interactive Holdings, Ltd...............................     86,000      5,598
*   Huayi Tencent Entertainment Co., Ltd.............................    810,000     10,189

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
    Hutchison Telecommunications Hong Kong Holdings, Ltd.............   624,000 $  112,878
    Hysan Development Co., Ltd.......................................    93,000    366,536
*   I-CABLE Communications, Ltd......................................   800,100      7,135
    IGG, Inc.........................................................   348,000    227,413
*   Imagi International Holdings, Ltd................................    90,300     14,745
    International Housewares Retail Co., Ltd.........................   113,000     26,358
*   IPE Group, Ltd...................................................   180,000     17,776
#*  IRC, Ltd......................................................... 1,038,000     15,421
    IT, Ltd..........................................................   364,000     97,376
#   ITC Properties Group, Ltd........................................   189,927     35,582
    Jacobson Pharma Corp., Ltd.......................................    54,000      8,118
    Johnson Electric Holdings, Ltd...................................   182,500    333,262
    Karrie International Holdings, Ltd...............................   338,000     47,772
    Kerry Logistics Network, Ltd.....................................   219,000    349,424
    Kerry Properties, Ltd............................................   196,000    633,798
    Kingmaker Footwear Holdings, Ltd.................................   158,000     21,534
    Kingston Financial Group, Ltd....................................   962,000    145,774
    Kowloon Development Co., Ltd.....................................   192,000    241,895
    Kwoon Chung Bus Holdings, Ltd....................................    22,000      8,893
    Lai Sun Development Co., Ltd.....................................    97,880    117,167
*   Landing International Development, Ltd...........................   657,000     74,457
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................   261,000     73,890
#*  Leyou Technologies Holdings, Ltd.................................   900,000    297,826
    Li & Fung, Ltd................................................... 2,582,000    282,369
    Lifestyle International Holdings, Ltd............................   220,500    232,102
    Lippo China Resources, Ltd.......................................   810,000     18,172
    Lippo, Ltd.......................................................    58,000     19,311
    Liu Chong Hing Investment, Ltd...................................    96,000    131,640
    L'Occitane International SA......................................   214,750    483,465
    Luk Fook Holdings International, Ltd.............................   155,000    411,697
    Lung Kee Bermuda Holdings........................................    74,000     24,526
*   Macau Legend Development, Ltd....................................   657,000     72,026
    Man Wah Holdings, Ltd............................................   976,400    665,022
#   Mason Group Holdings, Ltd........................................ 9,010,798     90,735
    Master Glory Group, Ltd..........................................   197,847      6,565
    Melco International Development, Ltd.............................   443,000  1,174,103
    Melco Resorts & Entertainment, Ltd., ADR.........................     3,081     66,365
#   MGM China Holdings, Ltd..........................................   198,400    314,163
*   Midland Holdings, Ltd............................................   154,854     24,047
    Ming Fai International Holdings, Ltd.............................   139,000     14,711
    Miramar Hotel & Investment.......................................    64,000    125,408
    Modern Dental Group, Ltd.........................................    73,000     16,090
    Mongolian Mining Corp............................................   190,900     17,731
    MTR Corp., Ltd...................................................    58,833    337,336
    NagaCorp., Ltd...................................................   774,000  1,406,424
    Nameson Holdings, Ltd............................................   354,000     27,467
    New World Development Co., Ltd................................... 1,984,808  2,839,140
*   NewOcean Energy Holdings, Ltd....................................   370,000     59,922
#   NOVA Group Holdings, Ltd.........................................   110,000     26,512
    NWS Holdings, Ltd................................................   314,116    467,492
#   OP Financial, Ltd................................................   148,000     30,009
    Oriental Watch Holdings..........................................   210,000     48,195
    Oshidori International Holdings, Ltd............................. 1,594,198    192,797
    Pacific Basin Shipping, Ltd...................................... 2,167,000    501,741
    Pacific Textiles Holdings, Ltd...................................   553,000    402,248
    Paliburg Holdings, Ltd...........................................   128,000     42,413
#   Paradise Entertainment, Ltd......................................   132,000     14,802
    PC Partner Group, Ltd............................................   122,000     38,611

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
#   PCCW, Ltd........................................................ 2,161,000 $1,283,450
    Perfect Shape Medical, Ltd.......................................   124,000     44,866
    Pico Far East Holdings, Ltd......................................   324,000    110,508
    Playmates Holdings, Ltd..........................................   260,000     34,456
*   Playmates Toys, Ltd..............................................   300,000     18,643
    Polytec Asset Holdings, Ltd......................................   419,300     51,851
    Power Assets Holdings, Ltd.......................................   117,500    838,496
    Prada SpA........................................................   122,300    420,451
#*  PT International Development Co., Ltd............................   454,000     24,325
    Public Financial Holdings, Ltd...................................   170,000     65,904
*   PYI Corp., Ltd...................................................   446,000      4,551
*   Realord Group Holdings, Ltd......................................    82,000     51,066
    Regal Hotels International Holdings, Ltd.........................   150,000     84,964
*   Regent Pacific Group, Ltd........................................   750,000     12,958
#   Regina Miracle International Holdings, Ltd.......................    81,000     53,146
#   Sa Sa International Holdings, Ltd................................   639,838    153,166
    Safety Godown Co., Ltd...........................................     8,000     12,961
    Samsonite International SA.......................................   548,700  1,117,242
    Sands China, Ltd.................................................   145,600    717,170
    SAS Dragon Holdings, Ltd.........................................    88,000     27,709
#   SEA Holdings, Ltd................................................    60,582     62,045
    Shangri-La Asia, Ltd.............................................   518,000    531,682
    Shenwan Hongyuan HK, Ltd.........................................   120,000     17,705
    Shun Tak Holdings, Ltd...........................................   720,000    295,194
*   Sincere Watch Hong Kong, Ltd.....................................   430,000      8,065
    Singamas Container Holdings, Ltd.................................   870,000     97,667
    Sino Land Co., Ltd...............................................   485,204    725,315
    SITC International Holdings Co., Ltd.............................   592,000    651,850
    Sitoy Group Holdings, Ltd........................................   176,000     28,434
    SJM Holdings, Ltd................................................   607,000    648,422
    SmarTone Telecommunications Holdings, Ltd........................   238,500    206,998
*   SOCAM Development, Ltd...........................................    26,610      8,395
    Soundwill Holdings, Ltd..........................................    41,000     50,422
    Stella International Holdings, Ltd...............................   163,000    273,067
#*  Summit Ascent Holdings, Ltd......................................   256,000     39,770
    Sun Hung Kai & Co., Ltd..........................................   314,000    135,726
    Sun Hung Kai Properties, Ltd.....................................    96,000  1,454,717
    SUNeVision Holdings, Ltd.........................................    80,000     59,263
    Swire Pacific, Ltd., Class A.....................................    96,000    915,099
    Swire Pacific, Ltd., Class B.....................................   167,500    247,352
    Swire Properties, Ltd............................................    75,800    238,395
    TAI Cheung Holdings, Ltd.........................................   110,000     88,348
*   Talent Property Group, Ltd....................................... 1,200,000      4,980
    Tao Heung Holdings, Ltd..........................................   168,000     27,407
    Techtronic Industries Co., Ltd...................................   286,500  2,239,000
    Television Broadcasts, Ltd.......................................    92,900    153,236
    Texwinca Holdings, Ltd...........................................   340,000     77,142
    TK Group Holdings, Ltd...........................................    96,000     45,187
#*  TOM Group, Ltd...................................................    54,000      8,572
#   Town Health International Medical Group, Ltd.....................   274,000     24,057
    Tradelink Electronic Commerce, Ltd...............................   290,000     42,546
    Transport International Holdings, Ltd............................   101,011    266,678
*   Trinity, Ltd.....................................................   666,000     20,356
    Tsui Wah Holdings, Ltd...........................................   264,000     15,977
    Union Medical Healthcare, Ltd....................................    47,000     34,737
#   United Laboratories International Holdings, Ltd. (The)...........   338,000    194,055
*   Value Convergence Holdings, Ltd..................................   148,000      8,866
    Vantage International Holdings, Ltd..............................    70,000      5,489
    Vedan International Holdings, Ltd................................   124,000     12,359

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
HONG KONG -- (Continued)
    Victory City International Holdings, Ltd.........................   271,298 $    12,437
    Vitasoy International Holdings, Ltd..............................   218,000     886,455
#   VPower Group International Holdings, Ltd.........................    87,000      26,747
    VSTECS Holdings, Ltd.............................................   350,000     178,363
    VTech Holdings, Ltd..............................................    58,600     513,794
    Wai Kee Holdings, Ltd............................................    62,000      37,763
    Wang On Group, Ltd............................................... 4,680,000      50,096
    WH Group, Ltd.................................................... 2,349,000   2,479,469
    Wharf Holdings, Ltd. (The).......................................   351,000     796,508
    Wharf Real Estate Investment Co., Ltd............................    91,000     535,237
    Wheelock & Co., Ltd..............................................   124,000     766,890
    Win Hanverky Holdings, Ltd.......................................   114,000       7,995
    Winfull Group Holdings, Ltd......................................   984,000       9,658
    Wing Tai Properties, Ltd.........................................    52,000      32,472
    Wonderful Sky Financial Group Holdings, Ltd......................    94,000       8,746
    Wynn Macau, Ltd..................................................   127,600     276,902
    Xinyi Glass Holdings, Ltd........................................   936,000   1,052,381
#   YT Realty Group, Ltd.............................................    62,245      17,715
    Yue Yuen Industrial Holdings, Ltd................................   340,000     958,184
                                                                                -----------
TOTAL HONG KONG......................................................            79,456,995
                                                                                -----------
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C..........................   174,917     260,759
    MOL Hungarian Oil & Gas P.L.C....................................   156,450   1,547,174
    OTP Bank P.L.C...................................................    19,097     880,695
    Richter Gedeon Nyrt..............................................    31,163     577,680
                                                                                -----------
TOTAL HUNGARY........................................................             3,266,308
                                                                                -----------
INDIA -- (2.7%)
*   3M India, Ltd....................................................       498     158,088
    Aarti Drugs, Ltd.................................................     3,902      29,537
    Aarti Industries, Ltd............................................    20,266     251,212
*   Aarti Surfactants, Ltd...........................................     1,013       3,036
    ABB India, Ltd...................................................     1,147      23,418
    Abbott India, Ltd................................................       863     142,456
    ACC, Ltd.........................................................    11,892     263,565
    Adani Enterprises, Ltd...........................................    87,517     243,052
    Adani Gas, Ltd...................................................    87,517     181,120
*   Adani Green Energy, Ltd..........................................    66,600      83,946
    Adani Ports & Special Economic Zone, Ltd.........................   118,082     658,167
*   Adani Power, Ltd.................................................   468,478     435,196
*   Adani Transmissions, Ltd.........................................    95,432     370,893
*   Aditya Birla Capital, Ltd........................................   106,918     123,777
*   Aditya Birla Fashion and Retail, Ltd.............................    49,641     148,966
    Advanced Enzyme Technologies, Ltd................................    14,719      38,506
    Aegis Logistics, Ltd.............................................    25,160      60,901
    Agro Tech Foods, Ltd.............................................     1,165      10,540
    Ahluwalia Contracts India, Ltd...................................     1,883       8,019
    AIA Engineering, Ltd.............................................     6,681     161,754
    Ajanta Pharma, Ltd...............................................    12,094     178,872
    Akzo Nobel India, Ltd............................................     2,300      68,283
    Alembic Pharmaceuticals, Ltd.....................................    25,708     199,297
    Alembic, Ltd.....................................................    28,091      20,592
    Alkyl Amines Chemicals...........................................     1,008      12,697
*   Allahabad Bank...................................................   161,704      60,251
    Allcargo Logistics, Ltd..........................................    23,113      33,819
    Amara Raja Batteries, Ltd........................................    20,590     198,569
    Ambuja Cements, Ltd..............................................   124,219     355,186

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
*   Amtek Auto, Ltd..................................................  25,857 $      376
    Anant Raj, Ltd...................................................  44,042     19,752
*   Andhra Bank...................................................... 160,104     39,807
    Andhra Sugars, Ltd. (The)........................................   1,273      4,813
*   Anveshan Heavy Engineering, Ltd..................................   2,154     14,729
    Apar Industries, Ltd.............................................   5,035     37,756
    APL Apollo Tubes, Ltd............................................   3,758     77,108
    Apollo Hospitals Enterprise, Ltd.................................  14,477    303,364
    Apollo Tyres, Ltd................................................ 127,582    341,580
*   Arvind Fashions, Ltd.............................................  11,632     74,226
    Arvind, Ltd......................................................  58,162     41,402
    Asahi India Glass, Ltd...........................................  16,342     48,153
    Ashiana Housing, Ltd.............................................  13,215     17,823
    Ashok Leyland, Ltd............................................... 338,363    365,951
*   Ashoka Buildcon, Ltd.............................................  26,970     39,254
    Asian Paints, Ltd................................................  22,199    565,678
    Astra Microwave Products, Ltd....................................   5,679      6,337
    Astral Polytechnik, Ltd..........................................   8,385    131,797
    Atul, Ltd........................................................   3,062    185,147
    Aurobindo Pharma, Ltd............................................ 108,529    718,808
    Automotive Axles, Ltd............................................   3,296     44,776
    Avanti Feeds, Ltd................................................  16,178    103,192
*   Avenue Supermarts, Ltd...........................................  11,722    329,077
    Axis Bank, Ltd...................................................  88,682    913,544
    Bajaj Auto, Ltd..................................................  12,936    590,888
*   Bajaj Consumet Care, Ltd.........................................  18,382     65,100
    Bajaj Electricals, Ltd...........................................  14,112     75,352
    Bajaj Finance, Ltd...............................................  11,609    658,559
    Bajaj Finserv, Ltd...............................................   5,764    660,261
*   Bajaj Hindusthan Sugar, Ltd...................................... 134,537     11,858
    Bajaj Holdings & Investment, Ltd.................................   8,383    430,934
    Balaji Amines, Ltd...............................................   4,219     19,345
    Balkrishna Industries, Ltd.......................................  23,789    296,621
    Balmer Lawrie & Co., Ltd.........................................  18,929     52,723
    Balrampur Chini Mills, Ltd.......................................  76,326    175,175
    Banco Products India, Ltd........................................   9,409     15,466
    Bandhan Bank, Ltd................................................  18,404    158,821
*   Bank of Baroda................................................... 183,459    251,202
*   Bank of Maharashtra.............................................. 441,788     73,668
    BASF India, Ltd..................................................   1,653     23,477
    Bata India, Ltd..................................................   8,574    218,034
    Bayer CropScience, Ltd...........................................     518     26,501
    BEML, Ltd........................................................   4,494     65,183
    Berger Paints India, Ltd.........................................  33,662    245,919
    Bhansali Engineering Polymers, Ltd...............................  13,207     10,164
    BHARAT DYNAMICS LTD..............................................   2,438     11,289
    Bharat Electronics, Ltd.......................................... 231,421    385,046
    Bharat Forge, Ltd................................................  70,310    446,910
    Bharat Heavy Electricals, Ltd.................................... 215,025    171,519
    Bharat Petroleum Corp., Ltd......................................  56,518    417,815
    Bharti Airtel, Ltd............................................... 387,635  2,038,234
    Bharti Infratel, Ltd.............................................  56,279    150,609
    Biocon, Ltd......................................................  57,406    198,341
    Birla Corp., Ltd.................................................   7,752     62,204
*   Birlasoft, Ltd...................................................  58,305     55,014
    Bliss Gvs Pharma, Ltd............................................  16,236     31,320
    BLS International Services, Ltd..................................   5,382      5,712
    Blue Dart Express, Ltd...........................................   1,564     52,482
    Blue Star, Ltd...................................................   6,502     77,208

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Bodal Chemicals, Ltd.............................................  20,599 $ 22,162
    Bombay Dyeing & Manufacturing Co., Ltd...........................  30,998   35,580
*   Borosil Glass Works, Ltd.........................................   9,869   24,478
    Bosch, Ltd.......................................................     454   97,618
    Brigade Enterprises, Ltd.........................................  23,168   67,351
    Britannia Industries, Ltd........................................   7,461  344,217
    BSE, Ltd.........................................................   5,002   39,238
    Cadila Healthcare, Ltd...........................................  59,938  212,453
    Can Fin Homes, Ltd...............................................  23,250  129,029
*   Canara Bank......................................................  86,681  247,369
    Capacit'e Infraprojects, Ltd.....................................   8,742   26,105
    Caplin Point Laboratories, Ltd...................................   5,976   36,356
    Carborundum Universal, Ltd.......................................  21,129   95,584
    Care Ratings, Ltd................................................   9,089   68,495
    Castrol India, Ltd...............................................  92,306  196,503
    CCL Products India, Ltd..........................................  36,778  107,222
    Ceat, Ltd........................................................   8,354  119,495
    Central Depository Services India, Ltd...........................   4,556   14,999
    Century Plyboards India, Ltd.....................................  21,503   49,237
    Century Textiles & Industries, Ltd...............................  18,623  110,904
    Cera Sanitaryware, Ltd...........................................   2,805  106,694
    CESC, Ltd........................................................  15,790  177,488
*   CG Power and Industrial Solutions, Ltd........................... 125,534   25,628
    Chambal Fertilizers & Chemicals, Ltd.............................  67,533  162,137
*   Chennai Petroleum Corp., Ltd.....................................  13,408   29,842
    Chennai Super Kings Cricket, Ltd.................................  52,326      311
    Cholamandalam Investment and Finance Co., Ltd....................  79,825  342,839
    Cipla, Ltd.......................................................  68,262  454,037
    City Union Bank, Ltd.............................................  73,408  219,374
    Coal India, Ltd.................................................. 114,694  336,186
    Cochin Shipyard, Ltd.............................................   9,890   54,458
*   Coffee Day Enterprises, Ltd......................................  10,998    4,730
    Colgate-Palmolive India, Ltd.....................................  14,777  322,483
    Container Corp. Of India, Ltd....................................  30,916  256,043
    Coromandel International, Ltd....................................  43,719  293,443
*   Corp. Bank....................................................... 128,005   29,300
*   Cox & Kings Financial Service, Ltd...............................  13,395      104
    Cox & Kings, Ltd.................................................  40,185      990
    CRISIL, Ltd......................................................   4,498   92,738
    Crompton Greaves Consumer Electricals, Ltd....................... 118,788  426,695
    Cummins India, Ltd...............................................   2,779   21,245
    Cyient, Ltd......................................................   9,656   55,466
    Dabur India, Ltd.................................................  49,779  323,894
    DB Corp., Ltd....................................................  17,522   35,793
    DCB Bank, Ltd....................................................  84,198  213,957
    DCM Shriram, Ltd.................................................  17,923   92,886
    Deepak Fertilisers & Petrochemicals Corp., Ltd...................  12,703   19,030
    Deepak Nitrite, Ltd..............................................   7,234   34,824
    Delta Corp., Ltd.................................................  11,335   33,266
*   DEN Networks, Ltd................................................  14,544    9,745
*   Dewan Housing Finance Corp., Ltd.................................  62,000   15,191
    DFM Foods, Ltd...................................................   2,785    9,721
    Dhampur Sugar Mills, Ltd.........................................  11,915   36,091
    Dhanuka Agritech, Ltd............................................   5,798   24,916
    Dilip Buildcon, Ltd..............................................  15,884   96,980
    Dish TV India, Ltd............................................... 100,541   17,823
    Dishman Carbogen Amcis, Ltd......................................  27,694   46,787
    Divi's Laboratories, Ltd.........................................  18,399  453,316
    Dixon Technologies India, Ltd....................................     360   15,222

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    DLF, Ltd......................................................... 134,826 $348,689
    Dr Lal PathLabs, Ltd.............................................   4,848  105,041
    Dr Reddy's Laboratories, Ltd., ADR...............................   6,774  265,202
    Dr Reddy's Laboratories, Ltd.....................................  16,250  639,102
    Dredging Corp. of India, Ltd.....................................   1,813    9,113
    eClerx Services, Ltd.............................................  10,525   66,577
    Edelweiss Financial Services, Ltd................................ 101,949  132,460
    Eicher Motors, Ltd...............................................   1,653  526,218
    EID Parry India, Ltd.............................................  27,575   66,986
    EIH, Ltd.........................................................  27,446   64,630
    Electrosteel Castings, Ltd.......................................  26,513    5,022
    Elgi Equipments, Ltd.............................................   6,868   26,701
    Emami, Ltd.......................................................  18,773   86,506
    Endurance Technologies, Ltd......................................   4,761   73,411
    Engineers India, Ltd.............................................  42,236   71,783
*   Eris Lifesciences, Ltd...........................................   2,384   14,531
    Escorts, Ltd.....................................................  19,521  181,096
    Essel Propack, Ltd...............................................  10,881   17,222
    Excel Industries, Ltd............................................     767   10,348
    Exide Industries, Ltd............................................  77,373  209,901
*   FDC, Ltd.........................................................  13,382   33,927
    Federal Bank, Ltd................................................ 704,499  831,642
*   Federal-Mogul Goetze India, Ltd..................................   1,619   12,579
    Finolex Cables, Ltd..............................................  15,414   83,823
    Finolex Industries, Ltd..........................................  14,401  123,425
    Firstsource Solutions, Ltd.......................................  78,315   54,137
*   Fortis Healthcare, Ltd...........................................  83,889  174,753
*   Future Enterprises, Ltd..........................................  73,595   25,985
    Future Lifestyle Fashions, Ltd...................................   6,919   40,009
*   Future Retail, Ltd...............................................  28,880  154,914
    Gabriel India, Ltd...............................................  18,231   31,685
    GAIL India, Ltd.................................................. 268,420  521,598
    Garware Technical Fibres, Ltd....................................   4,218   69,952
    Gateway Distriparks, Ltd.........................................  21,066   27,778
    Gati, Ltd........................................................  10,050    8,501
*   Gayatri Projects, Ltd............................................  19,360   35,268
    GE T&D India, Ltd................................................   6,133   17,797
    General Insurance Corp. of India.................................  11,757   51,644
*   GFL, Ltd.........................................................  10,933   12,917
    GHCL, Ltd........................................................  18,451   56,075
    GIC Housing Finance, Ltd.........................................  10,571   26,570
    Gillette India, Ltd..............................................   1,346  152,432
    GlaxoSmithKline Consumer Healthcare, Ltd.........................     971  126,350
    GlaxoSmithKline Pharmaceuticals, Ltd.............................   4,376  102,869
    Glenmark Pharmaceuticals, Ltd....................................  58,036  258,319
    GMM Pfaudler, Ltd................................................     529   10,596
*   GMR Infrastructure, Ltd.......................................... 456,322  134,068
    Godfrey Phillips India, Ltd......................................   5,565   86,617
    Godrej Agrovet, Ltd..............................................   3,418   24,564
    Godrej Consumer Products, Ltd....................................  33,599  349,665
    Godrej Industries, Ltd...........................................   8,447   49,422
*   Godrej Properties, Ltd...........................................     845   11,859
    Granules India, Ltd..............................................  57,964  102,028
    Graphite India, Ltd..............................................   5,384   21,641
    Grasim Industries, Ltd...........................................  43,966  477,099
    Great Eastern Shipping Co., Ltd. (The)...........................  21,426   90,423
    Greaves Cotton, Ltd..............................................  39,512   77,657
*   Greenpanel Industries, Ltd.......................................  11,914    5,014
    Greenply Industries, Ltd.........................................  11,914   26,872

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Grindwell Norton, Ltd............................................   4,365 $   37,461
    Gujarat Alkalies & Chemicals, Ltd................................   9,787     64,280
    Gujarat Ambuja Exports, Ltd......................................  18,206     37,011
*   Gujarat Fluorochemicals, Ltd.....................................  10,933    102,041
    Gujarat Gas, Ltd.................................................  49,860    137,755
    Gujarat Industries Power Co., Ltd................................   5,497      5,579
    Gujarat Mineral Development Corp., Ltd...........................  43,682     39,011
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............  19,478     59,813
    Gujarat Pipavav Port, Ltd........................................  89,581    108,935
    Gujarat State Petronet, Ltd......................................  79,360    234,722
    Gulf Oil Lubricants India, Ltd...................................   3,107     38,569
*   GVK Power & Infrastructure, Ltd.................................. 219,054     14,316
    Hatsun Agro Products, Ltd........................................   4,501     38,391
    Hatsun Agro Products, Ltd........................................     281      1,770
    Havells India, Ltd...............................................  37,085    360,676
    HBL Power Systems, Ltd...........................................  44,277     10,565
    HCL Technologies, Ltd............................................  83,593  1,362,734
    HDFC Life Insurance Co., Ltd.....................................  52,375    461,518
*   HealthCare Global Enterprises, Ltd...............................   2,300      3,802
    HEG, Ltd.........................................................   1,530     21,290
    HeidelbergCement India, Ltd......................................  34,643     91,584
*   Hemisphere Properties India, Ltd.................................  14,869     34,967
    Heritage Foods, Ltd..............................................   5,140     21,694
    Hero MotoCorp, Ltd...............................................  14,598    557,075
    Hester Biosciences, Ltd..........................................     789     18,463
    Hexaware Technologies, Ltd.......................................  48,535    227,809
    HFCL, Ltd........................................................ 235,479     58,845
    Hikal, Ltd.......................................................  22,547     38,002
    HIL, Ltd.........................................................   1,370     22,095
    Himadri Speciality Chemical, Ltd.................................  41,325     43,936
    Himatsingka Seide, Ltd...........................................  16,762     36,369
    Hindalco Industries, Ltd......................................... 318,062    838,777
    Hinduja Global Solutions, Ltd....................................   3,563     28,991
*   Hindustan Oil Exploration Co., Ltd...............................   6,123      8,656
    Hindustan Petroleum Corp., Ltd................................... 107,240    486,987
    Hindustan Unilever, Ltd..........................................  31,378    964,019
    Honda SIEL Power Products, Ltd...................................     538      8,903
    Honeywell Automation India, Ltd..................................      80     31,577
*   Housing Development & Infrastructure, Ltd........................ 104,690      2,577
    Housing Development Finance Corp., Ltd...........................  57,358  1,725,549
    Huhtamaki PPL, Ltd...............................................   7,123     25,516
    ICICI Bank, Ltd., Sponsored ADR..................................  13,868    180,700
    ICICI Bank, Ltd.................................................. 115,986    758,157
    ICICI Lombard General Insurance Co., Ltd.........................   3,540     66,675
    ICICI Prudential Life Insurance Co., Ltd.........................  17,268    123,958
    ICICI Securities, Ltd............................................   2,680     12,199
*   IDFC First Bank, Ltd............................................. 594,611    373,833
    IDFC, Ltd........................................................ 406,887    201,935
*   IFB Industries, Ltd..............................................     923     10,124
*   IFCI, Ltd........................................................ 305,817     31,654
    IIFL Finance, Ltd................................................  28,342     45,945
*   IIFL Securities, Ltd.............................................  28,342     11,688
    IIFL Wealth Management, Ltd......................................   4,049     75,750
    India Cements, Ltd. (The)........................................  81,194     96,062
    India Glycols, Ltd...............................................   4,576     14,629
    Indiabulls Housing Finance, Ltd.................................. 126,786    365,682
*   Indiabulls Integrated Services, Ltd..............................     866        773
*   Indiabulls Real Estate, Ltd......................................  83,611     65,191
    Indiabulls Ventures, Ltd.........................................  18,747     26,535

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Indiabulls Ventures, Ltd.........................................   1,855 $      624
*   Indian Bank......................................................  53,502    100,284
    Indian Hotels Co., Ltd. (The)....................................  86,100    185,511
    Indian Hume Pipe Co., Ltd........................................   6,838     25,902
    Indian Oil Corp., Ltd............................................ 163,516    331,306
*   Indian Overseas Bank............................................. 302,109     45,710
    Indo Count Industries, Ltd.......................................  29,913     19,552
    Indoco Remedies, Ltd.............................................   3,978      9,012
    Indraprastha Gas, Ltd............................................  42,275    234,312
    IndusInd Bank, Ltd...............................................  16,030    296,526
    Infibeam Avenues, Ltd............................................  84,699     54,495
    Info Edge India, Ltd.............................................   1,739     62,489
    Infosys, Ltd., Sponsored ADR.....................................  57,600    552,384
    Infosys, Ltd..................................................... 347,300  3,346,408
    Ingersoll-Rand India, Ltd........................................   4,123     38,087
*   Inox Leisure, Ltd................................................  26,126    134,164
*   Inox Wind, Ltd...................................................  14,165      6,916
    Insecticides India, Ltd..........................................   2,329     18,139
*   Intellect Design Arena, Ltd......................................   4,799     12,924
    InterGlobe Aviation, Ltd.........................................   8,898    182,258
    Ipca Laboratories, Ltd...........................................  10,606    146,398
*   IRB Infrastructure Developers, Ltd...............................  46,610     51,294
    ITC, Ltd......................................................... 254,709    926,363
    ITD Cementation India, Ltd.......................................  22,260     17,999
    J Kumar Infraprojects, Ltd.......................................  11,676     25,558
    Jagran Prakashan, Ltd............................................  42,069     33,523
    Jai Corp., Ltd...................................................  15,986     20,250
    Jain Irrigation Systems, Ltd..................................... 128,745     27,301
*   Jaiprakash Associates, Ltd....................................... 488,899     15,168
*   Jaiprakash Power Ventures, Ltd................................... 239,763      3,887
*   Jammu & Kashmir Bank, Ltd. (The).................................  91,753     42,864
    Jamna Auto Industries, Ltd.......................................  36,938     23,506
    JB Chemicals & Pharmaceuticals, Ltd..............................   8,492     40,888
    Jindal Poly Films, Ltd...........................................   4,651     14,433
    Jindal Saw, Ltd..................................................  54,296     67,914
*   Jindal Stainless Hisar, Ltd......................................  17,122     16,591
*   Jindal Stainless, Ltd............................................  65,731     32,236
*   Jindal Steel & Power, Ltd........................................ 169,793    276,467
    JK Cement, Ltd...................................................  10,634    168,426
    JK Lakshmi Cement, Ltd...........................................   6,414     26,203
    JK Paper, Ltd....................................................  39,899     68,265
    JK Tyre & Industries, Ltd........................................  33,904     36,536
    JM Financial, Ltd................................................ 118,794    130,490
    JMC Projects India, Ltd..........................................  13,324     19,052
    Johnson Controls-Hitachi Air Conditioning India, Ltd.............   1,702     51,594
    JSW Energy, Ltd.................................................. 162,361    155,588
    JSW Steel, Ltd................................................... 321,170  1,029,180
    JTEKT India, Ltd.................................................  36,684     48,093
    Jubilant Foodworks, Ltd..........................................  20,141    452,415
    Jubilant Life Sciences, Ltd......................................  47,407    374,002
*   Just Dial, Ltd...................................................   9,334     77,253
    Jyothy Labs Ltd..................................................  16,716     41,239
    Kajaria Ceramics, Ltd............................................  36,382    287,124
    Kalpataru Power Transmission, Ltd................................  20,554    124,093
    Kalyani Steels, Ltd..............................................   8,932     24,346
    Kansai Nerolac Paints, Ltd.......................................  17,289    136,583
    Karnataka Bank, Ltd. (The).......................................  71,896     79,077
    Karur Vysya Bank, Ltd. (The)..................................... 162,946    125,968
    Kaveri Seed Co., Ltd.............................................  11,272     83,458

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    KCP, Ltd. (The)..................................................  22,107 $ 21,148
    KEC International, Ltd...........................................  37,781  143,735
    KEI Industries, Ltd..............................................  27,752  230,652
*   Kesoram Industries, Ltd..........................................  20,163   16,421
    Kiri Industries, Ltd.............................................   2,959   17,208
    Kirloskar Brothers, Ltd..........................................   8,823   19,021
    Kirloskar Oil Engines, Ltd.......................................   3,070    7,479
    KNR Constructions, Ltd...........................................  14,656   48,544
    Kolte-Patil Developers, Ltd......................................  10,366   36,580
    Kotak Mahindra Bank, Ltd.........................................  15,898  350,989
*   KPIT Engineering, Ltd............................................  58,305   75,188
    KPR Mill, Ltd....................................................  11,361  103,932
    KRBL, Ltd........................................................  25,487   81,625
    KSB, Ltd.........................................................   1,131   11,133
    L&T Finance Holdings, Ltd........................................ 228,693  307,973
    Lakshmi Machine Works, Ltd.......................................     539   27,197
*   Lakshmi Vilas Bank, Ltd. (The)...................................  43,396    9,399
    Larsen & Toubro Infotech, Ltd....................................   6,824  165,131
    Larsen & Toubro, Ltd.............................................  28,939  600,805
    Laurus Labs, Ltd.................................................   6,236   32,676
    LG Balakrishnan & Bros, Ltd......................................   1,990    8,773
    LIC Housing Finance, Ltd......................................... 153,416  896,720
    Linde India, Ltd.................................................   3,102   24,409
    LT Foods, Ltd....................................................  41,256   15,173
    Lumax Industries, Ltd............................................   1,052   18,936
    Lupin, Ltd.......................................................  64,215  673,680
    LUX Industries, Ltd..............................................   1,387   23,464
    Magma Fincorp, Ltd...............................................  67,121   50,714
    Mahanagar Gas, Ltd...............................................   9,680  139,031
    Maharashtra Scooters, Ltd........................................   1,245   80,754
    Maharashtra Seamless, Ltd........................................   9,479   48,483
    Mahindra & Mahindra Financial Services, Ltd...................... 108,147  540,659
    Mahindra & Mahindra, Ltd......................................... 102,093  871,279
*   Mahindra CIE Automotive, Ltd.....................................  32,725   68,929
*   Mahindra Holidays & Resorts India, Ltd...........................  23,216   70,882
    Mahindra Lifespace Developers, Ltd...............................  10,741   62,789
    Majesco, Ltd.....................................................   3,087   18,604
    Manappuram Finance, Ltd.......................................... 268,325  642,204
    Mangalam Cement, Ltd.............................................   1,575    6,786
    Mangalore Refinery & Petrochemicals, Ltd.........................  40,362   31,341
    Marico, Ltd...................................................... 102,266  527,642
    Marksans Pharma, Ltd.............................................  74,161   15,699
    Maruti Suzuki India, Ltd.........................................   7,701  820,537
    MAS Financial Services, Ltd......................................   2,386   24,010
    Mastek, Ltd......................................................   4,519   21,842
*   Max Financial Services, Ltd......................................  13,365   76,322
*   Max India, Ltd...................................................  39,284   40,072
    Mayur Uniquoters, Ltd............................................   8,640   26,820
    Meghmani Organics, Ltd...........................................  33,015   24,226
    Minda Corp., Ltd.................................................  38,547   54,254
    Minda Industries, Ltd............................................  27,183  141,441
    Mindtree, Ltd....................................................  10,231  102,737
    Mishra Dhatu Nigam, Ltd..........................................   5,601   11,573
    MM Forgings, Ltd.................................................   2,351   13,270
    MOIL, Ltd........................................................  27,997   54,777
*   Morepen Laboratories, Ltd........................................  25,505    5,839
    Motherson Sumi Systems, Ltd...................................... 179,282  312,113
    Motilal Oswal Financial Services, Ltd............................  14,330  134,262
    Mphasis, Ltd.....................................................  22,652  302,908

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    MPS, Ltd.........................................................   1,144 $    9,483
    MRF, Ltd.........................................................     460    425,957
    Multi Commodity Exchange of India, Ltd...........................   3,463     55,475
*   Muthoot Capital Services, Ltd....................................   2,022     12,840
    Muthoot Finance, Ltd.............................................  66,141    656,240
    Narayana Hrudayalaya, Ltd........................................   9,217     35,035
    Natco Pharma, Ltd................................................  32,406    270,356
    National Aluminium Co., Ltd...................................... 197,272    125,829
    Nava Bharat Ventures, Ltd........................................  42,413     44,125
    Navin Fluorine International, Ltd................................   2,409     30,557
    Navneet Education, Ltd...........................................  39,220     56,791
    NBCC India, Ltd..................................................  25,870     13,734
    NCC, Ltd......................................................... 180,448    146,916
    NESCO, Ltd.......................................................   8,606     67,337
    Nestle India, Ltd................................................   2,994    630,701
    Neuland Laboratories, Ltd........................................   1,890     13,093
    NHPC, Ltd........................................................ 332,705    110,397
    NIIT Technologies, Ltd...........................................   1,157     25,268
    NIIT, Ltd........................................................  25,692     35,583
    Nilkamal, Ltd....................................................   2,650     47,193
    NLC India, Ltd...................................................  66,590     54,718
    NOCIL, Ltd.......................................................  34,157     58,535
    NRB Bearings, Ltd................................................  20,512     31,808
    NTPC, Ltd........................................................ 105,599    182,175
    Oberoi Realty, Ltd...............................................  30,091    214,047
*   Odisha Cement, Ltd...............................................  21,739    248,017
    Oil & Natural Gas Corp., Ltd..................................... 112,193    223,764
    Oil India, Ltd...................................................  67,389    163,298
    Omaxe, Ltd.......................................................  19,919     51,453
*   Oracle Financial Services Software, Ltd..........................   3,772    167,429
    Orient Cement, Ltd...............................................  24,311     26,947
    Orient Electric, Ltd.............................................   9,394     26,207
    Orient Refractories, Ltd.........................................  10,208     31,405
*   Oriental Bank of Commerce........................................ 221,328    169,867
    Oriental Carbon & Chemicals, Ltd.................................     634      8,945
    Page Industries, Ltd.............................................     523    191,081
    Paisalo Digital, Ltd.............................................   5,849     37,937
    Parag Milk Foods, Ltd............................................  11,590     23,395
    PC Jeweller, Ltd.................................................  54,077     24,370
    Persistent Systems, Ltd..........................................  15,858    138,828
    Petronet LNG, Ltd................................................ 293,933  1,184,419
    Pfizer, Ltd......................................................   2,126    121,989
    Phillips Carbon Black, Ltd.......................................  19,082     33,779
    Phoenix Mills, Ltd. (The)........................................  13,613    137,900
    PI Industries, Ltd...............................................  28,058    562,534
    Pidilite Industries, Ltd.........................................  13,377    264,882
    Piramal Enterprises, Ltd.........................................  27,819    659,382
    PNB Housing Finance, Ltd.........................................   5,256     39,641
    PNC Infratech, Ltd...............................................  15,371     36,559
    Poly Medicure, Ltd...............................................   3,192      9,181
    Polyplex Corp., Ltd..............................................   5,156     35,595
*   Power Finance Corp., Ltd......................................... 211,592    325,066
    Power Grid Corp. of India, Ltd................................... 162,617    454,973
    Power Mech Projects, Ltd.........................................   2,409     24,013
    Praj Industries, Ltd.............................................  23,067     37,215
    Prakash Industries, Ltd..........................................  18,009     13,009
    Prestige Estates Projects, Ltd...................................  51,311    219,938
*   Prime Focus, Ltd.................................................  22,316     20,997
*   Procter & Gamble Health, Ltd.....................................   1,041     68,382

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Procter & Gamble Hygiene & Health Care, Ltd......................   1,703 $  293,351
    PSP Projects, Ltd................................................   3,112     23,945
    PTC India Financial Services, Ltd................................  58,589     11,218
    PTC India, Ltd...................................................  80,783     67,969
*   Punjab National Bank............................................. 184,709    169,711
    Puravankara, Ltd.................................................   9,361      8,623
    PVR, Ltd.........................................................  10,932    274,057
*   Quess Corp., Ltd.................................................  12,783     93,073
    Quick Heal Technologies, Ltd.....................................   2,580      4,796
    Radico Khaitan, Ltd..............................................  16,295     72,758
    Rain Industries Ltd..............................................  41,827     57,311
    Rajesh Exports, Ltd..............................................  32,054    305,412
    Rallis India, Ltd................................................  20,715     49,035
    Ramco Cements, Ltd. (The)........................................  24,308    268,587
    Ramco Industries, Ltd............................................  13,704     35,311
    Ramkrishna Forgings, Ltd.........................................   4,671     19,257
    Rane Holdings, Ltd...............................................   1,941     24,058
    Rashtriya Chemicals & Fertilizers, Ltd...........................  56,433     43,985
    Ratnamani Metals & Tubes, Ltd....................................   3,384     45,962
    Raymond, Ltd.....................................................  11,792     96,169
    RBL Bank, Ltd....................................................  57,684    251,300
    REC, Ltd......................................................... 476,121    936,647
    Redington India, Ltd............................................. 104,718    175,823
    Relaxo Footwears, Ltd............................................  12,843     99,473
    Reliance Capital, Ltd............................................  23,555      6,399
*   Reliance Communications, Ltd..................................... 359,602      3,301
    Reliance Home Finance, Ltd.......................................  39,642      2,679
    Reliance Industries, Ltd......................................... 296,998  6,124,650
    Reliance Infrastructure, Ltd.....................................  30,433     14,993
*   Reliance Power, Ltd.............................................. 208,281      9,816
    Repco Home Finance, Ltd..........................................  16,370     66,838
    Rico Auto Industries, Ltd........................................  12,935      8,611
*   RP-SG Business Process Services, Ltd.............................   3,158     15,133
    Sadbhav Engineering, Ltd.........................................  32,076     62,122
    Sadbhav Infrastructure Project, Ltd..............................  10,227      6,152
    Sagar Cements, Ltd...............................................   1,007      8,600
*   Sanghi Industries, Ltd...........................................  25,965     16,873
    Sanofi India, Ltd................................................   2,330    221,206
    Sasken Technologies, Ltd.........................................     850      7,039
    SBI Life Insurance Co., Ltd......................................   4,052     56,677
    Schaeffler India, Ltd............................................     912     55,331
    Sequent Scientific, Ltd..........................................   6,658      7,131
*   SH Kelkar & Co., Ltd.............................................   1,304      2,306
    Shankara Building Products, Ltd..................................   3,114     15,040
    Sharda Cropchem, Ltd.............................................  10,452     40,707
*   Sheela Foam, Ltd.................................................     586     10,321
    Shilpa Medicare, Ltd.............................................   7,390     30,016
*   Shipping Corp. of India, Ltd.....................................  33,640     27,430
    Shree Cement, Ltd................................................     734    206,765
    Shriram City Union Finance, Ltd..................................   4,909     91,459
    Shriram Transport Finance Co., Ltd...............................  53,743    862,494
    Siemens, Ltd.....................................................   3,071     72,220
*   Sintex Plastics Technology, Ltd.................................. 114,349      2,657
    Siyaram Silk Mills, Ltd..........................................   4,587     16,007
    SKF India, Ltd...................................................   2,554     79,053
    SML ISUZU, Ltd...................................................   1,708     14,113
    Sobha, Ltd.......................................................  19,594    116,994
    Solar Industries India, Ltd......................................   5,448     81,037
    Solara Active Pharma Sciences, Ltd...............................   3,320     19,733

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Somany Ceramics, Ltd.............................................   7,499 $   19,739
*   Somany Home Innovation, Ltd......................................   8,539     19,256
    Sonata Software, Ltd.............................................  20,977     92,284
    South Indian Bank, Ltd. (The).................................... 549,897     87,110
*   Spencer's Retail Ltd.............................................   9,474      9,589
    Srei Infrastructure Finance, Ltd................................. 127,451     18,726
    SRF, Ltd.........................................................   6,328    258,435
    Srikalahasthi Pipes, Ltd.........................................   2,877      7,271
*   Star Cement, Ltd.................................................  14,055     19,107
*   State Bank of India.............................................. 108,403    476,896
    Steel Authority of India, Ltd.................................... 277,659    143,811
    Sterlite Technologies, Ltd.......................................  52,825     97,088
    Strides Pharma Science, Ltd......................................  21,638    117,293
    Subros, Ltd......................................................  10,122     36,382
    Sudarshan Chemical Industries....................................  11,301     65,169
    Sun Pharmaceutical Industries, Ltd............................... 117,075    717,323
    Sun TV Network, Ltd..............................................  29,483    219,004
    Sundaram Finance Holdings, Ltd...................................   4,906      4,774
    Sundaram Finance, Ltd............................................   7,810    176,396
    Sundaram-Clayton, Ltd............................................     123      3,635
    Sundram Fasteners, Ltd...........................................  15,180    104,575
    Sunteck Realty, Ltd..............................................  26,148    151,770
    Suprajit Engineering, Ltd........................................  15,143     39,607
    Supreme Industries, Ltd..........................................  13,018    213,393
    Supreme Petrochem, Ltd...........................................  11,031     27,665
    Surya Roshni, Ltd................................................   9,038     23,423
    Suven Life Sciences, Ltd.........................................  27,602    109,803
    Swaraj Engines, Ltd..............................................   1,242     20,038
    Symphony, Ltd....................................................   5,500    101,075
*   Syndicate Bank................................................... 430,913    180,534
    Syngene International, Ltd.......................................  19,425     90,750
    TAKE Solutions, Ltd..............................................  20,699     32,772
    Tata Chemicals, Ltd..............................................  44,464    394,448
    Tata Communications, Ltd.........................................  14,869     73,906
    Tata Consultancy Services, Ltd...................................  69,673  2,235,230
    Tata Elxsi, Ltd..................................................   4,794     55,252
    Tata Global Beverages, Ltd....................................... 146,147    652,652
    Tata Metaliks, Ltd...............................................   5,683     49,419
#*  Tata Motors, Ltd., Sponsored ADR.................................   2,004     24,208
*   Tata Motors, Ltd................................................. 646,241  1,598,875
    Tata Power Co., Ltd. (The)....................................... 176,417    147,478
*   Tata Sponge Iron, Ltd............................................  10,359     59,397
    Tata Steel, Ltd.................................................. 142,885    763,952
    TCI Express, Ltd.................................................   3,754     40,983
    Tech Mahindra, Ltd............................................... 101,262  1,054,410
*   Techno Electric & Engineering Co., Ltd...........................  15,018     56,388
    Tejas Networks, Ltd..............................................   6,655      6,965
    Texmaco Rail & Engineering, Ltd..................................  30,855     19,229
    Thermax, Ltd.....................................................   1,739     27,660
    Thirumalai Chemicals, Ltd........................................  22,510     25,729
    Thomas Cook India, Ltd...........................................  36,462     67,581
    Thyrocare Technologies, Ltd......................................   4,402     35,031
*   TI Financial Holdings, Ltd.......................................  24,140    154,005
    Tide Water Oil Co India, Ltd.....................................     206     14,008
    Time Technoplast, Ltd............................................  58,614     52,030
    Timken India, Ltd................................................   3,329     41,770
    Tinplate Co. of India, Ltd. (The)................................  10,194     17,455
    Titagarh Wagons, Ltd.............................................  15,550      9,154
    Titan Co., Ltd...................................................  39,380    739,152

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
INDIA -- (Continued)
    Torrent Pharmaceuticals, Ltd.....................................    12,854 $    321,967
    Torrent Power, Ltd...............................................    39,877      157,322
    Tourism Finance Corp. of India, Ltd..............................     1,923        2,207
    Transport Corp. of India, Ltd....................................    10,050       41,015
    Trident, Ltd.....................................................    56,408       49,047
    Triveni Engineering & Industries, Ltd............................    41,671       38,128
    Triveni Turbine, Ltd.............................................     9,284       13,419
    TTK Prestige, Ltd................................................     1,020       89,213
    Tube Investments of India, Ltd...................................    36,180      203,841
    TV Today Network, Ltd............................................    13,324       59,874
*   TV18 Broadcast, Ltd..............................................   162,424       56,038
    TVS Srichakra, Ltd...............................................     1,447       38,131
*   UCO Bank.........................................................   262,100       49,997
    Uflex, Ltd.......................................................    11,771       34,441
    UltraTech Cement, Ltd............................................     7,585      442,973
    Unichem Laboratories, Ltd........................................    12,905       34,199
*   Union Bank of India..............................................   186,813      150,580
    Uniply Industries, Ltd...........................................    11,022        6,527
*   Unitech, Ltd.....................................................   644,762        4,530
    United Breweries, Ltd............................................    14,180      255,096
*   United Spirits, Ltd..............................................    36,391      322,077
    UPL, Ltd.........................................................   258,990    2,183,598
*   Usha Martin, Ltd.................................................    48,729       19,545
*   VA Tech Wabag, Ltd...............................................    10,297       28,681
    Vaibhav Global, Ltd..............................................     3,521       40,627
    Vakrangee, Ltd...................................................    39,458       19,731
    Vardhman Textiles, Ltd...........................................     6,194       78,342
    Varun Beverages, Ltd.............................................     4,433       38,612
    Vedanta, Ltd.....................................................   611,268    1,277,085
    Vedanta, Ltd., ADR...............................................     3,300       27,522
    Venky's India, Ltd...............................................     3,133       77,288
    Vesuvius India, Ltd..............................................     1,110       15,640
    V-Guard Industries, Ltd..........................................    29,973      104,113
    Vinati Organics, Ltd.............................................     4,962      151,737
    Vindhya Telelinks, Ltd...........................................     1,308       16,701
    VIP Industries, Ltd..............................................    14,795       98,336
    V-Mart Retail, Ltd...............................................     1,571       43,760
*   Vodafone Idea, Ltd............................................... 2,321,315      125,673
    Voltas, Ltd......................................................     9,019       89,519
    VRL Logistics, Ltd...............................................    13,256       49,801
    VST Industries, Ltd..............................................     1,677       90,975
    VST Tillers Tractors, Ltd........................................       349        6,456
    WABCO India, Ltd.................................................       883       77,127
    Welspun Corp., Ltd...............................................    34,836       72,474
    Welspun Enterprises, Ltd.........................................    21,331       26,121
    Welspun India, Ltd...............................................   151,349      120,385
    West Coast Paper Mills, Ltd......................................    14,627       48,407
    Wheels India, Ltd................................................       735        6,615
    Whirlpool of India, Ltd..........................................     4,402      137,327
    Wipro, Ltd.......................................................   136,554      501,214
*   Wockhardt, Ltd...................................................    14,169       57,854
    Wonderla Holidays, Ltd...........................................     2,080        8,229
    Yes Bank, Ltd....................................................   644,005      636,854
    Zee Entertainment Enterprises, Ltd...............................   115,301      422,950
    Zee Learn, Ltd...................................................    14,534        4,420
    Zensar Technologies, Ltd.........................................    22,420       56,970
                                                                                ------------
TOTAL INDIA..........................................................            104,878,433
                                                                                ------------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT....................................  2,023,900 $  243,582
    Adaro Energy Tbk PT..............................................  8,189,000    763,488
    Adhi Karya Persero Tbk PT........................................    754,695     67,201
*   Agung Podomoro Land Tbk PT.......................................  2,382,800     36,310
    AKR Corporindo Tbk PT............................................    313,500     88,416
*   Alam Sutera Realty Tbk PT........................................  5,422,500    105,799
    Aneka Tambang Tbk................................................  3,460,846    219,198
*   Armidian Karyatama Tbk PT........................................    544,900      7,571
    Astra Agro Lestari Tbk PT........................................    207,300    168,846
    Astra International Tbk PT.......................................  1,641,400    811,838
    Astra Otoparts Tbk PT............................................    109,700      9,965
*   Asuransi Kresna Mitra Tbk PT.....................................     48,700      3,330
*   Bank Bukopin Tbk.................................................  2,905,400     54,603
    Bank Central Asia Tbk PT.........................................    396,300    887,049
    Bank Danamon Indonesia Tbk PT....................................    628,000    187,857
    Bank Mandiri Persero Tbk PT......................................  1,155,600    577,649
*   Bank Nationalnobu Tbk PT.........................................    307,700     19,313
    Bank Negara Indonesia Persero Tbk PT.............................  1,090,700    595,394
*   Bank Pan Indonesia Tbk PT........................................  1,293,000    123,762
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............    960,500    123,882
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................  1,628,900     80,082
*   Bank Permata Tbk PT..............................................    715,805     68,048
    Bank Rakyat Indonesia Persero Tbk PT.............................  5,732,400  1,717,629
    Bank Tabungan Negara Persero Tbk PT..............................  1,284,600    170,020
    Barito Pacific Tbk PT............................................  8,174,500    553,219
    Bekasi Fajar Industrial Estate Tbk PT............................  2,015,100     36,436
    Blue Bird Tbk PT.................................................    168,500     27,487
*   Buana Lintas Lautan Tbk PT.......................................  3,163,100     42,594
    Bukit Asam Tbk PT................................................  1,380,500    221,054
*   Bumi Serpong Damai Tbk PT........................................  1,908,800    192,214
*   Bumi Teknokultura Unggul Tbk PT..................................  2,403,200     14,371
*   Capital Financial Indonesia Tbk PT...............................    373,600     10,327
    Charoen Pokphand Indonesia Tbk PT................................  1,144,800    513,419
    Ciputra Development Tbk PT.......................................  4,754,247    375,610
*   Citra Marga Nusaphala Persada Tbk PT.............................    111,012     14,998
*   Delta Dunia Makmur Tbk PT........................................  3,847,700     89,289
    Dharma Satya Nusantara Tbk PT....................................    534,500     13,779
*   Eagle High Plantations Tbk PT....................................  4,013,600     34,891
    Elnusa Tbk PT....................................................  1,799,200     40,235
    Erajaya Swasembada Tbk PT........................................    636,500     79,751
*   Gajah Tunggal Tbk PT.............................................    847,000     38,602
*   Garuda Indonesia Persero Tbk PT..................................  2,201,200     92,514
*   Global Mediacom Tbk PT...........................................  3,396,300     90,479
    Gudang Garam Tbk PT..............................................    132,800    530,366
*   Hanson International Tbk PT...................................... 36,338,700    232,967
    Harum Energy Tbk PT..............................................    450,300     43,303
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................    830,400    429,862
    Indika Energy Tbk PT.............................................    744,800     68,125
    Indo Tambangraya Megah Tbk PT....................................    156,500    148,201
    Indocement Tunggal Prakarsa Tbk PT...............................     78,500    111,837
    Indofood CBP Sukses Makmur Tbk PT................................    282,100    233,558
    Indofood Sukses Makmur Tbk PT....................................  1,760,200    964,595
    Indomobil Sukses Internasional Tbk PT............................    194,300     19,584
    Indo-Rama Synthetics Tbk PT......................................     28,100      7,349
*   Indosat Tbk PT...................................................    340,300     80,456
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT.....................    714,800     62,593
*   Inti Agri Resources Tbk PT.......................................    532,800      1,899
*   Intikeramik Alamasri Industri Tbk PT.............................  1,000,900     10,486
    Intiland Development Tbk PT......................................  2,720,500     62,018

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES   VALUE>>
                                                                      ---------- --------
INDONESIA -- (Continued)
    Japfa Comfeed Indonesia Tbk PT...................................  2,060,300 $252,383
    Jasa Marga Persero Tbk PT........................................    334,204  129,680
    Jaya Real Property Tbk PT........................................  1,298,300   61,504
    Kalbe Farma Tbk PT...............................................  2,841,500  322,677
    Kapuas Prima Coal Tbk PT.........................................  1,002,500   30,854
*   Kawasan Industri Jababeka Tbk PT.................................  1,296,610   29,737
    KMI Wire & Cable Tbk PT..........................................    922,400   37,457
*   Krakatau Steel Persero Tbk PT....................................  1,204,811   29,683
*   Kresna Graha Investama Tbk PT....................................  4,155,300  147,994
    Link Net Tbk PT..................................................    276,500   86,646
*   Lippo Cikarang Tbk PT............................................    725,340   67,147
*   Lippo Karawaci Tbk PT............................................ 13,308,300  223,697
    Malindo Feedmill Tbk PT..........................................    521,400   41,228
    Matahari Department Store Tbk PT.................................    788,200  204,319
    Mayora Indah Tbk PT..............................................    759,200  115,623
*   Medco Energi Internasional Tbk PT................................  3,864,000  181,540
    Media Nusantara Citra Tbk PT.....................................  2,123,400  198,825
    Metrodata Electronics Tbk PT.....................................    386,800   44,644
    Mitra Adiperkasa Tbk PT..........................................  3,535,200  251,812
    Mitra Keluarga Karyasehat Tbk PT.................................    378,700   70,114
*   MNC Investama Tbk PT.............................................  7,821,100   40,652
*   MNC Land Tbk PT..................................................  2,307,300   22,349
*   Modernland Realty Tbk PT.........................................  5,334,800   85,869
*   Multipolar Tbk PT................................................  3,130,100   19,168
    Nippon Indosari Corpindo Tbk PT..................................    472,444   44,738
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................    246,800  185,777
*   Pacific Strategic Financial Tbk PT...............................    445,200   23,153
    Pakuwon Jati Tbk PT..............................................  6,004,200  267,205
    Pan Brothers Tbk PT..............................................  1,334,200   70,836
*   Panin Financial Tbk PT...........................................  6,821,600  140,948
    Perusahaan Gas Negara Tbk PT.....................................  1,577,700  236,764
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............  1,391,200  133,918
*   Pool Advista Indonesia Tbk PT....................................    107,000   13,643
    PP Persero Tbk PT................................................  1,316,763  166,549
    PP Properti Tbk PT...............................................  6,952,600   49,023
    Puradelta Lestari Tbk PT.........................................  4,219,600   90,751
    Ramayana Lestari Sentosa Tbk PT..................................    557,200   46,439
*   Rimo International Lestari Tbk PT................................ 17,222,700  154,579
*   Salim Ivomas Pratama Tbk PT......................................  1,294,900   32,450
    Sarana Menara Nusantara Tbk PT...................................  2,024,300   95,045
*   Sariguna Primatirta Tbk PT.......................................    530,300   20,593
    Sawit Sumbermas Sarana Tbk PT....................................  1,437,400   82,919
    Sekawan Intipratama Tbk PT.......................................    253,200        0
    Selamat Sempurna Tbk PT..........................................    538,800   56,604
    Semen Baturaja Persero Tbk PT....................................    698,500   30,113
    Semen Indonesia Persero Tbk PT...................................    324,600  292,752
*   Sentul City Tbk PT...............................................  9,239,100   76,962
*   Siloam International Hospitals Tbk PT............................     95,646   49,053
*   Sitara Propertindo Tbk PT........................................    379,600   19,605
*   Smartfren Telecom Tbk PT.........................................  8,011,700   84,965
    Sri Rejeki Isman Tbk PT..........................................  5,584,400  112,971
    Summarecon Agung Tbk PT..........................................  2,506,300  201,702
    Surya Citra Media Tbk PT.........................................  1,423,000  123,625
*   Surya Esa Perkasa Tbk PT.........................................  1,460,200   31,825
    Surya Semesta Internusa Tbk PT...................................  2,170,500  119,069
    Telekomunikasi Indonesia Persero Tbk PT..........................  1,328,300  387,626
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...........      6,000  173,280
*   Tiga Pilar Sejahtera Food Tbk....................................    494,100    1,109
    Timah Tbk PT.....................................................  1,283,200   81,359

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDONESIA -- (Continued)
    Tiphone Mobile Indonesia Tbk PT..................................   985,400 $    23,591
    Total Bangun Persada Tbk PT......................................   116,600       3,487
    Tower Bersama Infrastructure Tbk PT..............................   407,500     183,589
*   Trada Alam Minera Tbk PT......................................... 8,033,600      61,771
    Tunas Baru Lampung Tbk PT........................................ 1,230,000      82,355
    Unilever Indonesia Tbk PT........................................   104,600     325,692
    United Tractors Tbk PT...........................................   551,200     850,794
*   Vale Indonesia Tbk PT............................................   746,000     196,969
*   Visi Media Asia Tbk PT........................................... 4,307,500      24,799
    Waskita Beton Precast Tbk PT..................................... 4,441,600     104,997
    Waskita Karya Persero Tbk PT..................................... 1,374,223     152,174
    Wijaya Karya Beton Tbk PT........................................ 1,250,300      41,675
    Wijaya Karya Persero Tbk PT...................................... 1,387,034     195,617
*   XL Axiata Tbk PT................................................. 1,891,000     477,058
                                                                                -----------
TOTAL INDONESIA......................................................            21,737,420
                                                                                -----------
IRELAND -- (0.5%)
    AIB Group P.L.C..................................................   225,704     723,837
    Bank of Ireland Group P.L.C......................................   272,968   1,315,712
    C&C Group P.L.C..................................................    56,814     279,714
    Cairn Homes P.L.C................................................    83,534     108,103
    CRH P.L.C., Sponsored ADR........................................   170,078   6,207,847
    FBD Holdings P.L.C...............................................     9,107      90,045
    Flutter Entertainment P.L.C......................................    22,391   2,314,075
    Flutter Entertainment P.L.C......................................     2,721     280,629
    Glanbia P.L.C....................................................   121,028   1,349,793
    Irish Continental Group P.L.C....................................    44,851     214,485
    Kerry Group P.L.C., Class A......................................    13,684   1,653,912
    Kingspan Group P.L.C.............................................    46,564   2,412,222
*   Permanent TSB Group Holdings P.L.C...............................    27,099      35,780
    Smurfit Kappa Group P.L.C........................................    87,606   2,925,823
                                                                                -----------
TOTAL IRELAND........................................................            19,911,977
                                                                                -----------
ISRAEL -- (0.5%)
    Adgar Investment and Development, Ltd............................    12,310      29,906
*   ADO Group, Ltd...................................................     5,067     142,982
    Afcon Holdings, Ltd..............................................       747      38,836
*   AFI Properties, Ltd..............................................     4,021     143,417
*   Airport City, Ltd................................................    24,729     466,960
*   Albaad Massuot Yitzhak, Ltd......................................     1,026       7,027
*   Allot, Ltd.......................................................     6,363      49,410
    Alony Hetz Properties & Investments, Ltd.........................    21,217     306,299
    Alrov Properties and Lodgings, Ltd...............................     2,314     100,455
    Amot Investments, Ltd............................................    44,603     313,973
    Arad, Ltd........................................................     2,793      42,007
*   Arko Holdings, Ltd...............................................    73,802      30,739
    Ashtrom Group, Ltd...............................................     3,708      41,719
    Ashtrom Properties, Ltd..........................................     8,073      53,655
    Atreyu Capital Markets, Ltd......................................         1          16
*   Avgol Industries 1953, Ltd.......................................    27,468      24,928
*   Azorim-Investment Development & Construction Co., Ltd............    31,669      58,733
    Azrieli Group, Ltd...............................................     2,640     203,486
    Bank Hapoalim BM.................................................   187,154   1,497,917
    Bank Leumi Le-Israel BM..........................................   265,196   1,931,753
    Bayside Land Corp................................................       288     193,275
    Bet Shemesh Engines Holdings 1997, Ltd...........................     1,218      49,889
    Bezeq The Israeli Telecommunication Corp., Ltd...................   110,000      72,580
    Big Shopping Centers, Ltd........................................     1,032      93,374

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
ISRAEL -- (Continued)
    Blue Square Real Estate, Ltd.....................................   1,087 $ 55,428
*   Bonus Biogroup, Ltd..............................................  62,416    8,261
*   Brack Capital Properties NV......................................     732   83,441
    Camtek, Ltd......................................................   7,144   76,927
#   Carasso Motors, Ltd..............................................   7,908   36,695
*   Cellcom Israel, Ltd..............................................  28,321   72,331
#*  Ceragon Networks, Ltd............................................  10,169   30,304
*   Clal Biotechnology Industries, Ltd...............................  24,564   11,309
*   Clal Insurance Enterprises Holdings, Ltd.........................  13,829  213,319
    Cohen Development & Industrial Buildings, Ltd....................     794   17,245
*   Compugen, Ltd....................................................   2,509   12,204
    Danel Adir Yeoshua, Ltd..........................................   1,378  100,712
    Delek Automotive Systems, Ltd....................................  11,971   46,539
    Delek Group, Ltd.................................................   1,477  184,585
    Delta-Galil Industries, Ltd......................................   8,297  210,296
    Dor Alon Energy in Israel 1988, Ltd..............................   1,754   35,745
    Duniec Brothers, Ltd.............................................     333   10,706
*   El Al Israel Airlines............................................ 172,804   66,645
    Elbit Systems, Ltd...............................................   1,672  274,136
#   Elbit Systems, Ltd...............................................     363   59,499
    Electra Consumer Products 1970, Ltd..............................   5,498   92,768
*   Electra Real Estate, Ltd.........................................   4,747   33,313
    Electra, Ltd.....................................................     803  284,237
*   Energix-Renewable Energies, Ltd..................................  18,849   48,884
*   Enlight Renewable Energy, Ltd....................................  24,480   29,012
*   Equital, Ltd.....................................................  10,355  300,140
*   First International Bank Of Israel, Ltd..........................  13,827  379,599
    FMS Enterprises Migun, Ltd.......................................   1,064   39,400
    Formula Systems 1985, Ltd........................................   6,140  409,075
    Fox Wizel, Ltd...................................................   4,827  186,789
    Gilat Satellite Networks, Ltd....................................   6,757   54,817
    Hadera Paper, Ltd................................................   1,993   95,848
*   Hamlet Israel-Canada, Ltd........................................   1,355   26,429
    Harel Insurance Investments & Financial Services, Ltd............  64,061  512,320
    Hilan, Ltd.......................................................   4,774  211,127
    IDI Insurance Co., Ltd...........................................   1,858   66,395
    IES Holdings, Ltd................................................     280   20,346
*   Industrial Buildings Corp., Ltd..................................  60,197  133,587
    Inrom Construction Industries, Ltd...............................  18,124   68,156
    Israel Canada T.R, Ltd...........................................  26,846   50,235
    Israel Chemicals, Ltd............................................  84,027  373,505
    Israel Discount Bank, Ltd., Class A.............................. 151,789  693,649
    Israel Land Development - Urban Renewal, Ltd.....................   1,155   12,022
    Isras Investment Co., Ltd........................................      18    3,948
    Issta Lines, Ltd.................................................     441    8,666
*   Kamada, Ltd......................................................   2,220   11,611
    Kenon Holdings, Ltd..............................................   4,298   94,121
    Kerur Holdings, Ltd..............................................   1,856   51,087
    Klil Industries, Ltd.............................................     492   41,305
    Levinstein Properties, Ltd.......................................     621   16,629
    Magic Software Enterprises, Ltd..................................   2,477   23,036
    Magic Software Enterprises, Ltd..................................   1,425   13,492
    Malam - Team, Ltd................................................     221   37,310
    Matrix IT, Ltd...................................................  10,705  196,752
    Maytronics, Ltd..................................................  15,415  135,233
    Mediterranean Towers, Ltd........................................  17,620   50,411
    Mega Or Holdings, Ltd............................................   4,172   99,171
*   Mehadrin, Ltd....................................................     233    8,982
    Meitav Dash Investments, Ltd.....................................   8,052   32,695

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ISRAEL -- (Continued)
    Melisron, Ltd....................................................     3,680 $   223,135
    Menora Mivtachim Holdings, Ltd...................................    12,951     207,718
    Migdal Insurance & Financial Holding, Ltd........................   161,328     167,457
    Mivtach Shamir Holdings, Ltd.....................................     2,452      47,958
#   Mizrahi Tefahot Bank, Ltd........................................    32,116     796,817
    Naphtha Israel Petroleum Corp., Ltd..............................    22,374     125,381
*   Nawi Brothers, Ltd...............................................     5,014      31,890
    Neto ME Holdings, Ltd............................................       612      52,164
*   Nice, Ltd........................................................     3,603     568,338
#*  Nice, Ltd., Sponsored ADR........................................     2,783     439,130
*   Nova Measuring Instruments, Ltd..................................     8,365     280,823
    Oil Refineries, Ltd..............................................   830,008     426,146
    One Software Technologies, Ltd...................................     1,190      83,716
#   OPC Energy, Ltd..................................................     8,687      70,136
*   Partner Communications Co., Ltd..................................    84,067     378,946
    Paz Oil Co., Ltd.................................................     3,361     515,367
*   Perion Network, Ltd..............................................     2,617      14,000
    Phoenix Holdings, Ltd. (The).....................................    43,266     263,915
    Plasson Industries, Ltd..........................................     1,820      84,884
    Priortech, Ltd...................................................     1,869      18,317
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............     1,932     107,998
    Scope Metals Group, Ltd..........................................     3,658      88,899
    Shapir Engineering and Industry, Ltd.............................    38,800     192,334
#   Shikun & Binui, Ltd..............................................   124,269     493,143
    Shufersal, Ltd...................................................    36,792     248,789
    Strauss Group, Ltd...............................................     8,386     253,934
    Summit Real Estate Holdings, Ltd.................................    15,262     195,092
*   Suny Cellular Communication, Ltd.................................    31,041      15,506
    Tadiran Holdings, Ltd............................................     1,079      37,805
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR..............    12,896     105,102
*   Teva Pharmaceutical Industries, Ltd..............................     5,553      45,487
*   Tower Semiconductor, Ltd.........................................    27,878     611,365
*   Union Bank of Israel.............................................     5,299      25,725
    YH Dimri Construction & Development, Ltd.........................       757      20,607
                                                                                -----------
TOTAL ISRAEL.........................................................            19,683,789
                                                                                -----------
ITALY -- (2.2%)
*   A.S. Roma SpA....................................................    23,926      13,410
    A2A SpA.......................................................... 1,077,302   2,162,659
    ACEA SpA.........................................................    30,050     598,052
*   Aeffe SpA........................................................     7,486      12,789
#   Amplifon SpA.....................................................    39,857   1,002,337
    Anima Holding SpA................................................    91,871     398,818
*   Arnoldo Mondadori Editore SpA....................................    66,336     148,064
    Ascopiave SpA....................................................    29,894     124,325
    Assicurazioni Generali SpA.......................................   113,541   2,302,326
    Atlantia SpA.....................................................    46,950   1,159,943
    Autogrill SpA....................................................    43,407     429,155
    Autostrade Meridionali SpA.......................................       137       4,603
    Avio SpA.........................................................     4,330      59,140
    Azimut Holding SpA...............................................    65,988   1,356,952
    B&C Speakers SpA.................................................       836      11,660
*   Banca Carige SpA.................................................   300,788         201
    Banca Farmafactoring SpA.........................................    47,549     288,146
    Banca Generali SpA...............................................    27,309     891,542
    Banca IFIS SpA...................................................    12,519     212,389
    Banca Mediolanum SpA.............................................    45,775     392,512
#*  Banca Monte dei Paschi di Siena SpA..............................       520         837
    Banca Popolare di Sondrio SCPA...................................   193,581     387,144

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
ITALY -- (Continued)
    Banca Profilo SpA................................................    46,449 $    8,240
    Banca Sistema SpA................................................    18,647     33,527
#*  Banco BPM SpA....................................................   811,943  1,848,276
    Banco di Desio e della Brianza SpA...............................    13,120     29,724
    BasicNet SpA.....................................................    10,635     57,135
    BE...............................................................    35,768     43,256
#   Biesse SpA.......................................................     4,465     55,924
    BPER Banca.......................................................   220,484    986,398
    Brunello Cucinelli SpA...........................................     8,998    282,031
    Buzzi Unicem SpA.................................................    22,520    543,376
    Cairo Communication SpA..........................................    49,425    127,134
    Carel Industries SpA.............................................     4,807     77,183
#   Carraro SpA......................................................    13,914     28,948
    Cementir Holding NV..............................................    15,517    104,373
    Cerved Group SpA.................................................    77,970    758,842
    CIR-Compagnie Industriali Riunite SpA............................   142,456    146,755
#   CNH Industrial NV................................................   156,507  1,703,993
    Credito Emiliano SpA.............................................    44,439    257,021
#*  Credito Valtellinese SpA......................................... 3,091,189    210,562
*   d'Amico International Shipping SA................................    86,295     12,670
    Danieli & C Officine Meccaniche SpA..............................     7,008    121,093
    Datalogic SpA....................................................     5,973     92,469
    Davide Campari-Milano SpA........................................    85,368    783,021
    De' Longhi SpA...................................................    15,416    283,960
    DeA Capital SpA..................................................    39,122     59,659
#   DiaSorin SpA.....................................................     6,986    787,678
    doValue SpA......................................................     8,322     98,427
    El.En. SpA.......................................................     1,301     36,906
*   Elica SpA........................................................     3,965     10,614
    Emak SpA.........................................................    23,116     21,883
    Enav SpA.........................................................    28,992    168,835
    Enel SpA......................................................... 1,025,364  7,946,940
    Eni SpA..........................................................   410,277  6,224,306
    Eni SpA, Sponsored ADR...........................................       768     23,263
    ERG SpA..........................................................    26,376    558,293
    Esprinet SpA.....................................................    20,598     85,569
#*  Eurotech SpA.....................................................     8,670     84,998
    Falck Renewables SpA.............................................    80,255    357,712
    Ferrari NV.......................................................    11,140  1,784,180
#   Ferrari NV.......................................................     2,500    400,300
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   409,465  6,354,391
    Fiera Milano SpA.................................................     6,588     32,213
*   Fincantieri SpA..................................................   173,288    182,860
#   FinecoBank Banca Fineco SpA......................................   152,217  1,715,993
    FNM SpA..........................................................    63,935     41,975
#   Freni Brembo SpA.................................................    88,127    937,618
    Gamenet Group SpA................................................     2,928     41,132
*   GEDI Gruppo Editoriale SpA.......................................    57,585     18,092
#   Gefran SpA.......................................................     1,857     14,282
    Geox SpA.........................................................    27,658     38,555
    Gruppo MutuiOnline SpA...........................................     9,721    193,018
    Hera SpA.........................................................   346,619  1,484,813
    Illimity Bank SpA................................................    23,092    224,672
#   IMA Industria Macchine Automatiche SpA...........................     5,947    404,922
*   IMMSI SpA........................................................   140,327     88,632
    Infrastrutture Wireless Italiane SpA.............................    30,805    316,164
*   Intek Group SpA..................................................    29,824      9,644
    Interpump Group SpA..............................................    20,581    564,193
    Intesa Sanpaolo SpA.............................................. 1,017,791  2,550,405

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ITALY -- (Continued)
    Iren SpA.........................................................   239,551 $   743,677
    Italgas SpA......................................................   180,150   1,159,749
    Italmobiliare SpA................................................     5,502     147,185
    IVS Group SA.....................................................     1,731      18,779
#*  Juventus Football Club SpA.......................................   125,442     196,702
#   La Doria SpA.....................................................     8,722      85,969
    Leonardo SpA.....................................................    88,508   1,028,251
#   Maire Tecnimont SpA..............................................    50,309     131,824
    MARR SpA.........................................................    12,044     253,112
    Massimo Zanetti Beverage Group SpA...............................     5,007      32,043
#*  Mediaset SpA.....................................................   275,017     822,510
    Mediobanca Banca di Credito Finanziario SpA......................   196,952   2,342,021
    Moncler SpA......................................................    48,475   1,870,590
#*  OVS SpA..........................................................   130,296     260,000
    Piaggio & C SpA..................................................   139,816     440,010
#   Pirelli & C SpA..................................................   122,285     706,916
    Poste Italiane SpA...............................................    86,354   1,048,891
#   Prima Industrie SpA..............................................     1,946      28,726
#   Prysmian SpA.....................................................    11,124     257,324
    RAI Way SpA......................................................    37,554     231,610
    Recordati SpA....................................................    21,696     911,755
#   Reno de Medici SpA...............................................    85,220      70,892
    Reply SpA........................................................     5,731     373,468
    Retelit SpA......................................................    27,814      52,010
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................    58,201      59,783
    Sabaf SpA........................................................     2,401      32,126
    SAES Getters SpA.................................................       705      19,890
*   Safilo Group SpA.................................................    10,593      11,298
#*  Saipem SpA.......................................................   192,212     872,459
#*  Salini Impregilo SpA.............................................    76,708     156,177
    Salvatore Ferragamo SpA..........................................    16,560     309,721
    Saras SpA........................................................   442,774     850,309
    Servizi Italia SpA...............................................     2,987       9,098
    Sesa SpA.........................................................     2,079      92,535
    Snam SpA.........................................................   219,295   1,125,839
    Societa Cattolica di Assicurazioni SC............................    78,613     685,758
    Societa Iniziative Autostradali e Servizi SpA....................    19,481     336,882
#*  Sogefi SpA.......................................................    29,462      46,107
    SOL SpA..........................................................    12,728     149,026
    Tamburi Investment Partners SpA..................................    25,553     182,791
    Technogym SpA....................................................    32,033     353,411
*   Telecom Italia SpA............................................... 4,215,296   2,467,186
*   Telecom Italia SpA, Sponsored ADR................................     8,643      49,957
#   Tenaris SA.......................................................    46,891     475,704
    Terna Rete Elettrica Nazionale SpA...............................   219,674   1,451,913
*   Tinexta S.p.A....................................................     6,776      99,692
#*  Tiscali SpA......................................................   594,547       7,574
    Tod's SpA........................................................     2,352     111,466
#*  TREVI - Finanziaria Industriale SpA..............................    41,634      11,650
    TXT e-solutions SpA..............................................     1,853      17,460
#   UniCredit SpA....................................................   318,736   4,043,814
    Unieuro SpA......................................................     3,863      55,952
#   Unione di Banche Italiane SpA....................................   451,016   1,373,916
    Unipol Gruppo SpA................................................   199,978   1,116,090
    UnipolSai Assicurazioni SpA......................................   298,323     832,607
    Zignago Vetro SpA................................................     7,898      89,922
                                                                                -----------
TOTAL ITALY..........................................................            85,128,179
                                                                                -----------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (17.2%)
    77 Bank, Ltd. (The)..............................................  25,900 $  408,033
    A&A Material Corp................................................   1,900     19,766
    A&D Co., Ltd.....................................................  11,800     91,188
    ABC-Mart, Inc....................................................   3,400    233,122
    Abist Co., Ltd...................................................   1,200     29,467
    Achilles Corp....................................................   6,100     99,104
    Acom Co., Ltd....................................................  22,800     91,602
    AD Works Co., Ltd................................................ 139,100     38,449
    Adastria Co., Ltd................................................  15,900    391,060
    ADEKA Corp.......................................................  37,900    542,389
    Ad-sol Nissin Corp...............................................   1,600     35,533
#   Adtec Plasma Technology Co., Ltd.................................   2,800     28,415
    Advan Co., Ltd...................................................   6,600     74,420
#   Advance Create Co., Ltd..........................................   1,800     32,132
    Advanex, Inc.....................................................     700     10,831
    Advantage Risk Management Co., Ltd...............................   2,200     20,803
    Advantest Corp...................................................  25,000  1,137,712
#   Adventure, Inc...................................................     600     15,346
    Aeon Co., Ltd....................................................  95,824  1,928,013
    Aeon Delight Co., Ltd............................................   9,500    330,841
    Aeon Fantasy Co., Ltd............................................   5,400    147,039
    AEON Financial Service Co., Ltd..................................  46,000    701,058
    Aeon Hokkaido Corp...............................................  11,200     82,127
    Aeon Mall Co., Ltd...............................................  17,800    284,783
#   Aeria, Inc.......................................................   8,000     74,936
    AFC-HD AMS Life Science Co., Ltd.................................   2,000     12,088
    AGC, Inc.........................................................  75,900  2,668,649
    Agro-Kanesho Co., Ltd............................................   1,800     24,806
    Ahresty Corp.....................................................   9,600     48,752
    Ai Holdings Corp.................................................  12,800    231,982
    Aica Kogyo Co., Ltd..............................................  13,800    438,255
    Aichi Bank, Ltd. (The)...........................................   3,700    129,963
    Aichi Corp.......................................................  17,400    111,169
    Aichi Steel Corp.................................................   4,600    149,710
    Aichi Tokei Denki Co., Ltd.......................................   1,200     45,471
    Aida Engineering, Ltd............................................  23,300    198,330
*   Aiful Corp....................................................... 145,800    339,474
    Aigan Co., Ltd...................................................   4,500     10,692
    Ain Holdings, Inc................................................  13,500    772,458
    Ainavo Holdings Co., Ltd.........................................     800      7,018
    Aiphone Co., Ltd.................................................   4,500     77,682
    Air Water, Inc...................................................  64,700  1,211,247
    Airport Facilities Co., Ltd......................................  10,500     53,962
    Airtech Japan, Ltd...............................................   1,900     11,759
    Aisan Industry Co., Ltd..........................................  22,700    187,679
    Aisin Seiki Co., Ltd.............................................  52,700  2,103,247
    AIT Corp.........................................................   2,800     23,896
    Aizawa Securities Co., Ltd.......................................  12,600     86,561
    Ajinomoto Co., Inc...............................................  35,000    665,426
    Ajis Co., Ltd....................................................   2,100     58,364
    Akatsuki Corp....................................................   4,600     14,328
#   Akatsuki, Inc....................................................   1,300     72,448
#*  Akebono Brake Industry Co., Ltd..................................  65,300    124,636
    Akita Bank, Ltd. (The)...........................................   7,100    144,868
*   ALBERT, Inc......................................................     300     24,776
    Albis Co., Ltd...................................................   2,500     51,984
    Alconix Corp.....................................................  11,500    145,313
    Alfresa Holdings Corp............................................  20,300    453,275
    Alinco, Inc......................................................   8,800     99,205

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Alleanza Holdings Co., Ltd.......................................   6,200 $   46,825
    Alpen Co., Ltd...................................................   7,200    114,459
#   Alpha Corp.......................................................   3,000     36,147
    Alpha Systems, Inc...............................................   2,400     62,089
    Alps Alpine Co., Ltd.............................................  56,144  1,203,649
    Alps Logistics Co., Ltd..........................................   1,900     13,190
    Altech Corp......................................................   6,710    100,457
    Amada Holdings Co., Ltd..........................................  40,600    462,357
    Amano Corp.......................................................  13,800    408,020
    Amiyaki Tei Co., Ltd.............................................   1,600     50,793
    Amuse, Inc.......................................................     200      5,324
    ANA Holdings, Inc................................................   4,900    168,258
    Anabuki Kosan, Inc...............................................     500     13,166
    Anest Iwata Corp.................................................   8,600     81,757
    Anicom Holdings, Inc.............................................   1,900     69,848
    AOI Electronics Co., Ltd.........................................   1,300     28,489
    AOI TYO Holdings, Inc............................................   7,040     41,887
    AOKI Holdings, Inc...............................................  16,400    166,852
    Aomori Bank, Ltd. (The)..........................................   7,800    208,615
    Aoyama Trading Co., Ltd..........................................  20,400    358,930
#   Aoyama Zaisan Networks Co., Ltd..................................   2,000     30,105
    Aozora Bank, Ltd.................................................  36,400    933,964
    Apaman Co., Ltd..................................................   3,200     26,813
    Arakawa Chemical Industries, Ltd.................................   7,600    111,342
    Arata Corp.......................................................   4,000    149,957
    Araya Industrial Co., Ltd........................................   2,300     34,110
    Arcland Sakamoto Co., Ltd........................................  12,700    149,812
    Arcland Service Holdings Co., Ltd................................   4,000     71,081
    Arcs Co., Ltd....................................................  17,800    357,190
    Arealink Co., Ltd................................................   5,300     57,231
    Argo Graphics, Inc...............................................   3,400     93,975
    Ariake Japan Co., Ltd............................................   3,300    256,172
    Arisawa Manufacturing Co., Ltd...................................  14,200    141,678
#*  Arrk Corp........................................................  23,700     20,706
    Artnature, Inc...................................................   9,700     64,433
    ArtSpark Holdings, Inc...........................................   4,000     23,508
    As One Corp......................................................   1,700    142,151
    Asahi Broadcasting Group Holdings Corp...........................   3,600     24,693
    Asahi Co., Ltd...................................................   6,500     72,090
    Asahi Diamond Industrial Co., Ltd................................  21,400    133,133
    Asahi Group Holdings, Ltd........................................  31,400  1,572,431
    Asahi Holdings, Inc..............................................  18,100    421,374
    Asahi Intecc Co., Ltd............................................  26,200    720,903
    Asahi Kasei Corp................................................. 203,000  2,253,572
    Asahi Kogyosha Co., Ltd..........................................   1,900     57,529
    Asahi Net, Inc...................................................   3,700     22,907
    Asahi Yukizai Corp...............................................   5,500     77,599
    Asante, Inc......................................................   1,900     36,698
    Asanuma Corp.....................................................   4,000    150,484
    Ashimori Industry Co., Ltd.......................................   1,900     26,196
    Asia Pile Holdings Corp..........................................  14,000     75,687
    Asics Corp.......................................................  19,500    334,782
    ASKA Pharmaceutical Co., Ltd.....................................  11,900    140,025
    ASKUL Corp.......................................................   3,500     96,142
    Astellas Pharma, Inc............................................. 136,800  2,347,855
#   Asti Corp........................................................   1,300     21,703
    Asukanet Co., Ltd................................................   1,500     19,324
    Ateam, Inc.......................................................   5,600     54,686
#   Atom Corp........................................................  28,800    265,763

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
*   Atrae, Inc.......................................................  1,900 $   55,971
    Atsugi Co., Ltd..................................................  9,100     69,017
    Aucnet, Inc......................................................  2,400     32,963
    Autobacs Seven Co., Ltd.......................................... 15,700    259,178
    Aval Data Corp...................................................  1,000     16,981
    Avant Corp.......................................................  2,500     54,719
    Avex, Inc........................................................ 17,500    212,903
    Awa Bank, Ltd. (The)............................................. 15,500    369,126
#*  Axell Corp.......................................................  2,300     13,485
    Axial Retailing, Inc.............................................  8,500    328,607
    Azbil Corp....................................................... 14,400    400,711
    Bandai Namco Holdings, Inc....................................... 20,300  1,248,230
    Bando Chemical Industries, Ltd................................... 14,200    120,528
    Bank of Iwate, Ltd. (The)........................................  7,000    182,453
    Bank of Kochi, Ltd. (The)........................................  4,100     31,419
    Bank of Kyoto, Ltd. (The)........................................ 14,100    558,085
    Bank of Nagoya, Ltd. (The).......................................  5,100    150,584
    Bank of Okinawa, Ltd. (The)......................................  8,900    303,909
    Bank of Saga, Ltd. (The).........................................  6,800    101,070
    Bank of the Ryukyus, Ltd......................................... 19,100    207,769
    Bank of Toyama, Ltd. (The).......................................    300      7,375
    Baroque Japan, Ltd...............................................  9,000     77,710
    BayCurrent Consulting, Inc.......................................  9,600    483,991
    Belc Co., Ltd....................................................  5,500    264,531
    Bell System24 Holdings, Inc...................................... 20,200    329,939
    Belluna Co., Ltd................................................. 24,700    161,477
    Benefit One, Inc................................................. 19,400    392,704
    Benesse Holdings, Inc............................................  4,500    120,464
*   Bengo4.com, Inc..................................................    800     37,041
    Bic Camera, Inc.................................................. 35,800    390,867
    Biofermin Pharmaceutical Co., Ltd................................  2,500     52,095
    B-Lot Co., Ltd...................................................  1,100     21,110
    BML, Inc.........................................................  9,500    278,672
#   Bookoff Group Holdings, Ltd......................................  3,100     33,414
    BP Castrol K.K...................................................  2,900     40,148
#   Br Holdings Corp................................................. 10,200     46,888
    Bridgestone Corp................................................. 87,400  3,631,462
    Broadleaf Co., Ltd............................................... 26,400    148,323
#   BRONCO BILLY Co., Ltd............................................  4,200    105,025
    Brother Industries, Ltd.......................................... 62,300  1,170,868
    Bunka Shutter Co., Ltd........................................... 24,700    214,396
    C Uyemura & Co., Ltd.............................................    400     24,759
    CAC Holdings Corp................................................  5,100     65,083
    Calbee, Inc...................................................... 11,400    381,053
    Can Do Co., Ltd..................................................  5,700     84,251
    Canare Electric Co., Ltd.........................................    700     12,289
    Canon Electronics, Inc...........................................  8,800    164,751
    Canon Marketing Japan, Inc.......................................  8,600    181,956
#   Canon, Inc., Sponsored ADR.......................................  1,500     40,650
    Canon, Inc....................................................... 53,600  1,470,769
    Capcom Co., Ltd.................................................. 34,800    821,406
    Career Design Center Co., Ltd....................................  1,000     13,179
#*  CareerIndex, Inc.................................................  1,500      6,391
    Carlit Holdings Co., Ltd.........................................  8,400     48,690
    Casio Computer Co., Ltd.......................................... 37,000    600,642
    Cawachi, Ltd.....................................................  7,300    148,919
    CDS Co., Ltd.....................................................  1,800     23,465
#   Central Automotive Products, Ltd.................................  3,900     76,326
    Central Glass Co., Ltd........................................... 17,100    412,170

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Central Japan Railway Co.........................................   6,200 $1,271,831
    Central Security Patrols Co., Ltd................................   1,100     64,479
    Central Sports Co., Ltd..........................................   3,600    108,759
    Charm Care Corp. KK..............................................   1,600     32,455
    Chiba Bank, Ltd. (The)...........................................  95,100    516,902
    Chiba Kogyo Bank, Ltd. (The).....................................  23,500     68,679
    Chikaranomoto Holdings Co., Ltd..................................   1,600     12,449
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........   5,700     74,765
    CHIMNEY Co., Ltd.................................................   1,200     26,822
    Chino Corp.......................................................   3,100     41,213
    Chiyoda Co., Ltd.................................................   7,300    108,178
    Chiyoda Integre Co., Ltd.........................................   5,600    125,522
    Chofu Seisakusho Co., Ltd........................................   8,000    185,194
    Chori Co., Ltd...................................................   5,000     87,580
    Chubu Electric Power Co., Inc....................................  34,900    523,578
    Chubu Shiryo Co., Ltd............................................   9,300    108,538
    Chudenko Corp....................................................  13,400    308,913
    Chuetsu Pulp & Paper Co., Ltd....................................   4,200     64,453
    Chugai Pharmaceutical Co., Ltd...................................   2,500    210,389
    Chugai Ro Co., Ltd...............................................   2,300     35,627
    Chugoku Bank, Ltd. (The).........................................  52,000    508,137
#   Chugoku Electric Power Co., Inc. (The)...........................  37,000    492,905
    Chugoku Marine Paints, Ltd.......................................  22,700    219,472
    Chukyo Bank, Ltd. (The)..........................................   5,000    101,389
    Chuo Spring Co., Ltd.............................................   1,100     29,746
    CI Takiron Corp..................................................  15,000     90,348
    Citizen Watch Co., Ltd........................................... 137,200    729,431
    CKD Corp.........................................................  27,400    384,669
    CK-San-Etsu Co., Ltd.............................................   2,200     59,748
    Cleanup Corp.....................................................  10,500     56,223
    CMIC Holdings Co., Ltd...........................................   8,000    134,023
    CMK Corp.........................................................  19,000    115,106
    Coca-Cola Bottlers Japan Holdings, Inc...........................  14,150    321,262
    cocokara fine, Inc...............................................   5,300    292,235
    Coco's Japan Co., Ltd............................................   1,600     19,997
    Colowide Co., Ltd................................................  18,900    366,481
    Computer Engineering & Consulting, Ltd...........................   8,400    152,523
    COMSYS Holdings Corp.............................................  16,105    475,116
    Comture Corp.....................................................   7,800    148,262
    Concordia Financial Group, Ltd................................... 139,117    567,310
    CONEXIO Corp.....................................................  10,700    147,971
#   Core Corp........................................................   1,800     23,717
    Corona Corp......................................................   7,100     76,102
#   Cosel Co., Ltd...................................................   9,900    108,643
    Cosmo Energy Holdings Co., Ltd...................................  31,300    669,331
    Cosmos Initia Co., Ltd...........................................   5,600     39,355
    Cosmos Pharmaceutical Corp.......................................   2,600    536,928
#   Cota Co., Ltd....................................................   1,573     19,445
    CRE, Inc.........................................................   3,800     36,311
    Create Medic Co., Ltd............................................   3,600     35,126
    Create Restaurants Holdings, Inc.................................  13,200    226,672
    Create SD Holdings Co., Ltd......................................  12,000    297,315
    Credit Saison Co., Ltd...........................................  40,100    580,677
    Creek & River Co., Ltd...........................................   4,300     45,411
    Cresco, Ltd......................................................   1,500     47,711
    CTI Engineering Co., Ltd.........................................   4,900     82,491
    CTS Co., Ltd.....................................................   8,900     64,539
    CyberAgent, Inc..................................................  16,500    536,276
    Cybozu, Inc......................................................   7,100     72,767

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Dai Nippon Printing Co., Ltd.....................................  33,400 $  892,064
    Dai Nippon Toryo Co., Ltd........................................  10,500    106,370
    Daibiru Corp.....................................................  14,200    157,664
    Daicel Corp...................................................... 102,700    918,080
    Dai-Dan Co., Ltd.................................................   5,800    134,359
    Daido Kogyo Co., Ltd.............................................   4,700     38,114
    Daido Metal Co., Ltd.............................................  22,400    142,095
    Daido Steel Co., Ltd.............................................  12,800    558,567
    Daidoh, Ltd......................................................  10,800     28,383
    Daifuku Co., Ltd.................................................  13,700    726,946
    Daihatsu Diesel Manufacturing Co., Ltd...........................   7,700     43,775
    Daihen Corp......................................................   7,800    244,452
    Daiho Corp.......................................................   7,800    220,371
    Dai-Ichi Cutter Kogyo K.K........................................   2,500     43,077
    Daiichi Jitsugyo Co., Ltd........................................   3,600    116,204
    Daiichi Kensetsu Corp............................................   1,600     25,408
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................  11,900     93,050
    Dai-ichi Life Holdings, Inc......................................  87,400  1,424,568
    Daiichi Sankyo Co., Ltd..........................................   4,900    322,194
#   Dai-ichi Seiko Co., Ltd..........................................   3,400     84,332
    Daiichikosho Co., Ltd............................................  12,000    570,448
    Daiken Corp......................................................   5,500     99,051
    Daiken Medical Co., Ltd..........................................   4,500     22,114
    Daiki Aluminium Industry Co., Ltd................................  18,800    125,587
#   Daiki Axis Co., Ltd..............................................   3,000     26,352
    Daikin Industries, Ltd...........................................  11,100  1,553,552
    Daikoku Denki Co., Ltd...........................................   3,000     42,493
    Daikokutenbussan Co., Ltd........................................   4,200    131,037
    Daikyonishikawa Corp.............................................  26,800    205,893
    Dainichi Co., Ltd................................................   4,700     29,991
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........   5,500    165,515
    Daio Paper Corp..................................................  32,500    433,216
    Daiohs Corp......................................................   1,300     15,981
    Daiseki Co., Ltd.................................................   6,600    191,725
    Daiseki Eco. Solution Co., Ltd...................................   1,200      9,923
    Daishi Hokuetsu Financial Group, Inc.............................  16,850    427,013
    Daishinku Corp...................................................   2,600     25,974
    Daisue Construction Co., Ltd.....................................   5,300     47,902
    Daito Bank, Ltd. (The)...........................................   4,300     23,706
    Daito Pharmaceutical Co., Ltd....................................   7,350    221,328
    Daito Trust Construction Co., Ltd................................  10,700  1,417,969
    Daitron Co., Ltd.................................................   3,300     44,662
    Daiwa House Industry Co., Ltd.................................... 100,600  3,463,164
    Daiwa Industries, Ltd............................................  14,600    163,786
    Daiwa Securities Group, Inc...................................... 248,000  1,114,711
    Daiwabo Holdings Co., Ltd........................................  10,500    458,809
#   DCM Holdings Co., Ltd............................................  49,200    487,040
    DD Holdings Co., Ltd.............................................   2,400     35,542
*   DDS, Inc.........................................................   4,500     13,860
#   Dear Life Co., Ltd...............................................  11,300     53,950
    DeNA Co., Ltd....................................................  23,700    403,985
    Denka Co., Ltd...................................................  36,500  1,053,341
    Denki Kogyo Co., Ltd.............................................   4,700    144,455
    Densan System Co., Ltd...........................................   3,700    101,031
    Denso Corp.......................................................  26,200  1,216,464
    Dentsu, Inc......................................................  23,200    829,394
    Denyo Co., Ltd...................................................   7,300    128,072
    Descente, Ltd....................................................   5,600     71,780
    Dexerials Corp...................................................  36,300    320,435

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    DIC Corp......................................................... 38,800 $1,111,430
    Digital Arts, Inc................................................  3,100    182,025
    Digital Garage, Inc..............................................  1,700     55,649
#   Digital Hearts Holdings Co., Ltd.................................  4,100     33,925
#   Dip Corp.........................................................  9,900    268,729
    Disco Corp.......................................................  3,500    763,831
#   DKK-Toa Corp.....................................................  1,900     14,725
    DKS Co., Ltd.....................................................  5,600    181,774
#   DMG Mori Co., Ltd................................................ 40,100    649,226
    Doshisha Co., Ltd................................................ 10,000    158,473
    Double Standard, Inc.............................................    600     29,132
    Doutor Nichires Holdings Co., Ltd................................  8,600    172,210
    Dowa Holdings Co., Ltd........................................... 26,500    914,891
*   Drecom Co., Ltd..................................................  2,000     13,763
    DTS Corp......................................................... 18,600    393,918
    Duskin Co., Ltd..................................................  6,600    175,374
    Dvx, Inc.........................................................  3,100     27,413
    DyDo Group Holdings, Inc.........................................  4,600    191,763
    Dynic Corp.......................................................  3,300     23,801
    Eagle Industry Co., Ltd.......................................... 17,000    170,725
    Earth Corp.......................................................  3,400    179,459
    East Japan Railway Co............................................ 12,900  1,171,075
    Ebara Corp....................................................... 21,600    639,064
    Ebara Foods Industry, Inc........................................  2,300     46,093
    Ebara Jitsugyo Co., Ltd..........................................  2,800     55,828
    Ebase Co., Ltd...................................................  3,200     34,893
*   eBook Initiative Japan Co., Ltd..................................    800     12,618
    Eco's Co., Ltd...................................................  5,400     82,150
#   EDION Corp....................................................... 39,800    395,538
    EF-ON, Inc.......................................................  9,860     66,357
    eGuarantee, Inc..................................................  6,800     95,324
#*  E-Guardian, Inc..................................................  3,400     53,964
    Ehime Bank, Ltd. (The)........................................... 13,800    145,869
    Eidai Co., Ltd................................................... 11,700     38,072
    Eiken Chemical Co., Ltd..........................................  7,200    116,188
    Eisai Co., Ltd...................................................  1,500    108,583
    Eizo Corp........................................................  4,700    174,799
    Elan Corp........................................................  3,600     57,083
    Elecom Co., Ltd..................................................  5,000    194,156
    Electric Power Development Co., Ltd..............................  7,600    184,531
    Elematec Corp....................................................  6,600     63,488
#   EM Systems Co., Ltd..............................................  5,600    105,995
    Endo Lighting Corp...............................................  5,800     36,549
#*  Enigmo, Inc......................................................  6,600     58,139
    en-japan, Inc....................................................  9,000    380,932
    Enomoto Co., Ltd.................................................  2,000     21,638
    Enplas Corp......................................................  2,100     67,381
#   Enshu, Ltd.......................................................  3,500     38,691
    Ensuiko Sugar Refining Co., Ltd..................................  9,000     17,680
    Entrust, Inc.....................................................  2,100     14,421
    EPS Holdings, Inc................................................ 16,000    195,100
    eRex Co., Ltd....................................................  9,500    129,267
    ES-Con Japan, Ltd................................................ 27,000    219,617
    ESCRIT, Inc......................................................  4,800     37,047
#   Escrow Agent Japan, Inc..........................................  7,800     16,519
    Eslead Corp......................................................  3,700     69,380
    ESPEC Corp.......................................................  4,400     79,446
    Excel Co., Ltd...................................................  3,900     45,112
    Exedy Corp....................................................... 13,000    306,210

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Ezaki Glico Co., Ltd.............................................   7,900 $  366,587
    F&M Co., Ltd.....................................................   1,700     20,471
    F@N Communications, Inc..........................................  33,500    161,752
    Faith, Inc.......................................................   4,000     28,806
    FALCO HOLDINGS Co., Ltd..........................................   2,100     32,799
    FamilyMart Co., Ltd..............................................  12,040    298,667
    Fancl Corp.......................................................   9,300    262,809
    FANUC Corp.......................................................   3,700    729,822
    Fast Retailing Co., Ltd..........................................   5,500  3,391,805
    FCC Co., Ltd.....................................................  22,600    467,602
*   FDK Corp.........................................................   3,899     28,489
    Feed One Co., Ltd................................................  53,900     84,397
    Fenwal Controls of Japan, Ltd....................................     700      8,969
    Ferrotec Holdings Corp...........................................  22,900    227,122
*   FFRI, Inc........................................................     800     20,853
    FIDEA Holdings Co., Ltd..........................................  73,900     89,194
    Fields Corp......................................................   6,800     34,077
#   Financial Products Group Co., Ltd................................  22,500    228,038
    FINDEX, Inc......................................................   5,100     47,735
#   First Bank of Toyama, Ltd. (The).................................   8,100     25,013
#   First Brothers Co., Ltd..........................................   3,900     43,863
    First Juken Co., Ltd.............................................   2,800     34,642
#   First-corp, Inc..................................................   1,100      7,136
#   Fixstars Corp....................................................   4,500     67,433
#   FJ Next Co., Ltd.................................................   5,400     56,108
#   Forval Corp......................................................   1,400     12,998
    Foster Electric Co., Ltd.........................................  14,100    252,084
    FP Corp..........................................................   9,600    596,044
    France Bed Holdings Co., Ltd.....................................   7,200     67,395
#   Freebit Co., Ltd.................................................   6,000     48,122
#   Freund Corp......................................................   4,300     29,866
    F-Tech, Inc......................................................  10,000     70,905
    FTGroup Co., Ltd.................................................   6,700     88,263
    Fudo Tetra Corp..................................................   9,450    132,386
    Fuji Co., Ltd....................................................   8,600    154,737
    Fuji Corp........................................................  28,500    473,250
#   Fuji Corp........................................................   3,600     73,445
    Fuji Corp., Ltd..................................................  11,800     78,078
    Fuji Die Co., Ltd................................................   2,300     14,086
    Fuji Electric Co., Ltd...........................................  26,600    845,391
#   Fuji Kyuko Co., Ltd..............................................   6,800    271,677
    Fuji Media Holdings, Inc.........................................  15,500    209,445
    Fuji Oil Co., Ltd................................................  28,400     67,289
    Fuji Oil Holdings, Inc...........................................  11,900    357,898
    Fuji Pharma Co., Ltd.............................................   4,000     52,801
    Fuji Seal International, Inc.....................................  18,400    457,050
    Fuji Soft, Inc...................................................   1,700     74,054
    Fujibo Holdings, Inc.............................................   4,500    141,365
    Fujicco Co., Ltd.................................................   4,800     87,420
    FUJIFILM Holdings Corp...........................................  14,200    623,411
    Fujikura Composites, Inc.........................................   8,600     35,341
    Fujikura Kasei Co., Ltd..........................................  10,400     54,147
    Fujikura, Ltd.................................................... 193,600    898,317
    Fujimak Corp.....................................................   1,400     10,418
    Fujimi, Inc......................................................   1,100     28,673
    Fujimori Kogyo Co., Ltd..........................................   8,100    286,385
    Fujio Food System Co., Ltd.......................................   1,800     51,517
#   Fujisash Co., Ltd................................................  35,600     28,148
    Fujishoji Co., Ltd...............................................   3,200     28,089

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Fujita Kanko, Inc................................................  4,700 $  125,522
    Fujitec Co., Ltd................................................. 16,000    232,758
    Fujitsu Frontech, Ltd............................................  4,400     38,953
    Fujitsu General, Ltd............................................. 25,200    454,879
    Fujitsu, Ltd..................................................... 31,400  2,782,951
    Fujiya Co., Ltd..................................................  2,100     40,733
    FuKoKu Co., Ltd..................................................  6,200     41,592
    Fukuda Corp......................................................  2,600    112,266
    Fukuda Denshi Co., Ltd...........................................    700     45,195
    Fukui Bank, Ltd. (The)...........................................  9,900    140,712
    Fukui Computer Holdings, Inc.....................................  2,100     56,135
    Fukuoka Financial Group, Inc..................................... 52,832  1,018,460
    Fukushima Bank, Ltd. (The)....................................... 11,300     23,410
    Fukushima Industries Corp........................................  6,600    207,066
    Fukuyama Transporting Co., Ltd................................... 12,200    437,608
    FULLCAST Holdings Co., Ltd.......................................  6,400    133,273
    Fumakilla, Ltd...................................................  1,200     13,255
*   Funai Electric Co., Ltd..........................................  8,500     46,855
    Funai Soken Holdings, Inc........................................  8,970    216,122
    Furukawa Battery Co., Ltd. (The).................................  7,900     48,863
    Furukawa Co., Ltd................................................ 12,800    183,363
    Furukawa Electric Co., Ltd....................................... 35,100    981,091
    Furuno Electric Co., Ltd......................................... 10,200    105,429
    Furusato Industries, Ltd.........................................  4,200     63,929
    Furuya Metal Co., Ltd............................................    800     36,114
    Furyu Corp.......................................................  8,200     73,977
    Fuso Chemical Co., Ltd...........................................  8,900    229,708
    Fuso Pharmaceutical Industries, Ltd..............................  3,400     69,143
    Futaba Corp...................................................... 14,100    181,359
    Futaba Industrial Co., Ltd....................................... 35,800    253,116
    Future Corp...................................................... 10,500    171,389
    Fuyo General Lease Co., Ltd...................................... 12,000    782,144
    G-7 Holdings, Inc................................................  4,100    143,841
    Gakken Holdings Co., Ltd.........................................  1,100     60,324
#   Gakkyusha Co., Ltd...............................................  3,000     35,456
    GCA Corp.........................................................  5,600     44,781
    Gecoss Corp......................................................  7,000     61,076
    Genki Sushi Co., Ltd.............................................  2,000     51,325
    Genky DrugStores Co., Ltd........................................  4,200     93,999
    Geo Holdings Corp................................................ 19,600    244,256
    Geostr Corp......................................................  7,300     28,068
    Gfoot Co., Ltd...................................................  4,800     27,499
    Giken, Ltd.......................................................  5,700    211,786
    GL Sciences, Inc.................................................  3,700     50,648
    GLOBERIDE, Inc...................................................  6,000    153,114
    Glory, Ltd....................................................... 16,100    474,025
    Glosel Co., Ltd..................................................  7,000     28,571
#   GMO Cloud K.K....................................................  1,300     32,394
    GMO Financial Holdings, Inc......................................  7,700     42,429
    GMO internet, Inc................................................ 22,600    379,789
#   GMO Payment Gateway, Inc.........................................  5,800    427,455
    GMO Pepabo, Inc..................................................    500     10,845
    Godo Steel, Ltd..................................................  4,200     90,768
    Gokurakuyu Holdings Co., Ltd.....................................  8,800     43,209
    Goldcrest Co., Ltd...............................................  8,900    183,847
    Goldwin, Inc.....................................................  5,200    398,164
    Golf Digest Online, Inc..........................................  6,700     43,480
#   Good Com Asset Co., Ltd..........................................  1,400     22,656
    Grandy House Corp................................................  4,200     19,135

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Greens Co., Ltd..................................................   2,500 $   31,028
    GS Yuasa Corp....................................................  33,800    616,183
    GSI Creos Corp...................................................   1,800     18,592
    G-Tekt Corp......................................................  11,700    201,711
    Gun-Ei Chemical Industry Co., Ltd................................   1,800     42,034
    GungHo Online Entertainment, Inc.................................   9,940    215,284
    Gunma Bank, Ltd. (The)........................................... 146,400    492,657
#*  Gunosy, Inc......................................................   4,100     67,257
    Gunze, Ltd.......................................................   6,000    261,069
    Gurunavi, Inc....................................................  19,800    174,009
    H2O Retailing Corp...............................................  41,900    475,210
#   HABA Laboratories, Inc...........................................     900     65,008
    Hachijuni Bank, Ltd. (The).......................................  98,900    425,434
#   Hagihara Industries, Inc.........................................   4,900     73,624
    Hagiwara Electric Holdings Co., Ltd..............................   3,300     88,374
    Hakudo Co., Ltd..................................................   4,400     55,918
    Hakuhodo DY Holdings, Inc........................................  32,400    483,496
    Hakuto Co., Ltd..................................................   6,400     76,469
#   Hakuyosha Co., Ltd...............................................     800     21,680
    Halows Co., Ltd..................................................   3,100     75,997
    Hamakyorex Co., Ltd..............................................   9,700    330,970
    Hamamatsu Photonics KK...........................................   4,300    166,966
#   Hamee Corp.......................................................   1,400     16,106
#   Handsman Co., Ltd................................................     800      9,192
    Hankyu Hanshin Holdings, Inc.....................................  33,400  1,336,567
    Hanwa Co., Ltd...................................................  15,800    460,309
    Happinet Corp....................................................   7,100     89,578
    Harada Industry Co., Ltd.........................................   4,800     40,736
    Hard Off Corp. Co., Ltd..........................................   6,400     46,552
    Harima Chemicals Group, Inc......................................   6,100     68,012
#   Harmonic Drive Systems, Inc......................................   5,400    250,434
    Haruyama Holdings, Inc...........................................   2,000     15,304
    Haseko Corp...................................................... 133,700  1,725,315
    Havix Corp.......................................................     900      5,885
    Hayashikane Sangyo Co., Ltd......................................   2,900     19,517
    Hazama Ando Corp................................................. 124,900    967,738
    Heiwa Corp.......................................................  22,700    467,227
    Heiwa Real Estate Co., Ltd.......................................  12,900    311,134
    Heiwado Co., Ltd.................................................  14,000    259,366
    Helios Techno Holdings Co., Ltd..................................  11,800     67,189
    Hibino Corp......................................................   2,500     54,897
    Hibiya Engineering, Ltd..........................................   7,600    137,204
    Hiday Hidaka Corp................................................   6,381    124,774
    Hikari Tsushin, Inc..............................................   2,900    635,670
#   HI-LEX Corp......................................................   7,700    120,386
    Hino Motors, Ltd.................................................  90,900    859,397
    Hinokiya Group Co., Ltd..........................................   2,400     46,071
    Hioki EE Corp....................................................   2,000     70,033
    Hirakawa Hewtech Corp............................................   4,000     43,791
#   Hiramatsu, Inc...................................................  14,800     43,491
    Hirano Tecseed Co., Ltd..........................................   5,000     72,330
    Hirata Corp......................................................   3,300    231,512
    Hirose Electric Co., Ltd.........................................   1,755    221,077
#   Hirose Tusyo, Inc................................................   1,900     31,157
    Hiroshima Bank, Ltd. (The)....................................... 110,400    562,747
    Hiroshima Gas Co., Ltd...........................................   9,300     31,131
#   HIS Co., Ltd.....................................................  13,400    347,740
    Hisaka Works, Ltd................................................   8,600     74,232
    Hisamitsu Pharmaceutical Co., Inc................................   2,100     97,732

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Hitachi Capital Corp.............................................  38,300 $  858,235
    Hitachi Chemical Co., Ltd........................................  14,100    464,169
    Hitachi Construction Machinery Co., Ltd..........................  31,300    807,921
    Hitachi High-Technologies Corp...................................   6,500    404,402
    Hitachi Metals, Ltd..............................................  37,300    468,126
    Hitachi Transport System, Ltd....................................  19,000    540,792
    Hitachi Zosen Corp...............................................  67,900    229,440
    Hitachi, Ltd..................................................... 104,400  3,896,463
    Hito Communications Holdings, Inc................................   2,200     33,747
    Hochiki Corp.....................................................   6,500     90,783
    Hoden Seimitsu Kako Kenkyusho Co., Ltd...........................   1,000      7,938
    Hodogaya Chemical Co., Ltd.......................................   2,500     94,158
    Hogy Medical Co., Ltd............................................   1,000     33,370
    Hokkaido Coca-Cola Bottling Co., Ltd.............................     700     24,937
    Hokkaido Electric Power Co., Inc.................................  57,300    300,744
    Hokkaido Gas Co., Ltd............................................   4,700     70,593
    Hokkan Holdings, Ltd.............................................   5,200     83,847
    Hokko Chemical Industry Co., Ltd.................................   8,500     47,017
    Hokkoku Bank, Ltd. (The).........................................   9,400    264,183
    Hokuetsu Corp....................................................  57,300    291,817
    Hokuetsu Industries Co., Ltd.....................................  11,900    139,979
    Hokuhoku Financial Group, Inc....................................  53,000    518,438
    Hokuriku Electric Industry Co., Ltd..............................   3,300     35,382
*   Hokuriku Electric Power Co.......................................  42,000    299,345
    Hokuriku Electrical Construction Co., Ltd........................   5,000     45,500
    Hokuto Corp......................................................   6,400    115,155
#   Honda Motor Co., Ltd., Sponsored ADR.............................  10,600    285,882
    Honda Motor Co., Ltd............................................. 259,300  7,015,096
    Honda Tsushin Kogyo Co., Ltd.....................................   6,800     32,973
    H-One Co., Ltd...................................................  10,500     70,926
    Honeys Holdings Co., Ltd.........................................   6,900     86,868
    Honshu Chemical Industry Co., Ltd................................   1,800     20,557
    Hoosiers Holdings................................................  18,200    113,476
    Horiba, Ltd......................................................  12,600    850,259
    Hoshizaki Corp...................................................   2,200    187,005
    Hosiden Corp.....................................................  22,400    235,315
    Hosokawa Micron Corp.............................................   4,300    156,349
*   Hotland Co., Ltd.................................................   2,600     28,974
    House Foods Group, Inc...........................................   7,800    295,638
    Howa Machinery, Ltd..............................................   5,400     37,083
    Hoya Corp........................................................  35,500  3,137,391
    HUB Co., Ltd.....................................................     900      8,749
    Hulic Co., Ltd...................................................  16,795    182,339
    Hyakugo Bank, Ltd. (The).........................................  90,500    291,302
    Hyakujushi Bank, Ltd. (The)......................................  10,100    209,896
#   I K K, Inc.......................................................   5,600     36,540
    Ibiden Co., Ltd..................................................  33,300    768,921
    IBJ, Inc.........................................................   4,700     42,711
    Ichibanya Co., Ltd...............................................   3,098    144,844
    Ichigo, Inc...................................................... 137,900    549,241
    Ichiken Co., Ltd.................................................   3,100     49,244
    Ichikoh Industries, Ltd..........................................  23,000    182,934
    Ichimasa Kamaboko Co., Ltd.......................................   3,500     34,946
    Ichinen Holdings Co., Ltd........................................  12,700    154,029
    Ichiyoshi Securities Co., Ltd....................................  23,500    151,696
    Icom, Inc........................................................   4,700    106,376
    ID Holdings Corp.................................................   3,700     46,098
    Idec Corp........................................................  14,800    300,627
    Idemitsu Kosan Co., Ltd..........................................  73,283  2,154,174

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    IDOM, Inc........................................................  37,000 $  156,451
    Ihara Science Corp...............................................   4,200     57,018
    IHI Corp.........................................................  68,400  1,685,590
    Iida Group Holdings Co., Ltd.....................................  17,000    283,171
    Iino Kaiun Kaisha, Ltd...........................................  36,600    122,901
    IJTT Co., Ltd....................................................  15,400     76,420
    Ikegami Tsushinki Co., Ltd.......................................   2,500     26,318
    Imagica Group, Inc...............................................   7,200     37,580
    Imasen Electric Industrial.......................................   7,400     64,044
    Inaba Denki Sangyo Co., Ltd......................................   5,000    229,694
    Inaba Seisakusho Co., Ltd........................................   4,800     64,942
    Inabata & Co., Ltd...............................................  18,700    244,819
    Inageya Co., Ltd.................................................   4,200     56,313
    Ines Corp........................................................   1,800     20,251
    I-Net Corp.......................................................   7,310     94,065
    Infocom Corp.....................................................  13,200    275,383
    Infomart Corp....................................................  27,400    412,525
    Information Services International-Dentsu, Ltd...................   4,900    170,139
    Innotech Corp....................................................   8,200     71,649
    Inpex Corp....................................................... 113,800  1,052,022
    Insource Co., Ltd................................................   1,700     45,427
    Intage Holdings, Inc.............................................  17,300    154,113
    Intellex Co., Ltd................................................   1,100      7,654
    Intelligent Wave, Inc............................................   1,600     11,198
#   Inter Action Corp................................................   1,700     34,643
    Internet Initiative Japan, Inc...................................  19,300    457,640
#   Inui Global Logistics Co., Ltd...................................   5,100     55,138
    I-O Data Device, Inc.............................................   4,300     36,439
    IR Japan Holdings, Ltd...........................................   2,200     72,530
    Iriso Electronics Co., Ltd.......................................   9,300    459,814
#   I'rom Group Co., Ltd.............................................     900     12,848
    Ise Chemicals Corp...............................................     600     17,973
    Iseki & Co., Ltd.................................................   7,400    112,546
#   Isetan Mitsukoshi Holdings, Ltd..................................  94,100    750,463
#   Ishihara Chemical Co., Ltd.......................................   2,600     42,077
    Ishihara Sangyo Kaisha, Ltd......................................  15,600    161,053
    Ishizuka Glass Co., Ltd..........................................     600     11,934
    Isolite Insulating Products Co., Ltd.............................   4,700     23,537
#*  Istyle, Inc......................................................  11,100     76,214
    Isuzu Motors, Ltd................................................ 136,000  1,580,307
    Itfor, Inc.......................................................   5,500     44,997
#   Ito En, Ltd......................................................  11,100    541,035
    ITOCHU Corp......................................................  57,500  1,202,203
    Itochu Enex Co., Ltd.............................................  26,700    223,104
    Itochu Techno-Solutions Corp.....................................  13,200    355,486
    Itochu-Shokuhin Co., Ltd.........................................   2,500    120,674
    Itoham Yonekyu Holdings, Inc.....................................  64,200    413,803
    Itoki Corp.......................................................  15,400     70,524
#*  Itokuro, Inc.....................................................   1,600     26,311
    IwaiCosmo Holdings, Inc..........................................   7,900     85,548
    Iwaki & Co., Ltd.................................................  11,000     46,427
    Iwasaki Electric Co., Ltd........................................   3,500     45,590
    Iwatani Corp.....................................................  26,000    901,599
    Iwatsu Electric Co., Ltd.........................................   4,300     32,087
    Iyo Bank, Ltd. (The).............................................  96,500    509,882
    Izumi Co., Ltd...................................................  11,700    440,135
    J Front Retailing Co., Ltd.......................................  63,200    803,644
#   J Trust Co., Ltd.................................................  31,800    114,262
    JAC Recruitment Co., Ltd.........................................   4,600     86,754

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Jaccs Co., Ltd...................................................   9,900 $  223,453
    Jafco Co., Ltd...................................................  16,400    616,015
    Jalux, Inc.......................................................   3,200     74,396
    Jamco Corp.......................................................   3,500     47,579
    Janome Sewing Machine Co., Ltd...................................   7,000     26,747
    Japan Airlines Co., Ltd..........................................  21,700    676,217
#   Japan Airport Terminal Co., Ltd..................................   5,300    261,802
    Japan Asia Group, Ltd............................................   8,500     28,692
*   Japan Asia Investment Co., Ltd...................................   9,000     25,298
*   Japan Asset Marketing Co., Ltd...................................  50,200     38,046
    Japan Aviation Electronics Industry, Ltd.........................  33,800    629,654
    Japan Best Rescue System Co., Ltd................................   3,800     38,915
    Japan Cash Machine Co., Ltd......................................   8,500     76,000
#*  Japan Display, Inc............................................... 285,200    166,633
    Japan Electronic Materials Corp..................................   4,200     27,766
    Japan Elevator Service Holdings Co., Ltd.........................   2,800     75,732
    Japan Exchange Group, Inc........................................  74,600  1,231,534
    Japan Foundation Engineering Co., Ltd............................   8,700     31,950
    Japan Investment Adviser Co., Ltd................................   3,000     56,209
    Japan Lifeline Co., Ltd..........................................  13,500    208,103
    Japan Material Co., Ltd..........................................  18,100    253,353
    Japan Meat Co., Ltd..............................................   5,400    110,456
    Japan Medical Dynamic Marketing, Inc.............................   8,300    143,890
    Japan Oil Transportation Co., Ltd................................   1,100     28,651
    Japan Petroleum Exploration Co., Ltd.............................   9,800    250,563
    Japan Post Holdings Co., Ltd..................................... 110,900  1,017,977
    Japan Property Management Center Co., Ltd........................   4,600     62,477
    Japan Pulp & Paper Co., Ltd......................................   4,400    169,359
    Japan Securities Finance Co., Ltd................................  41,800    201,119
    Japan Steel Works, Ltd. (The)....................................  34,000    716,463
    Japan Tobacco, Inc............................................... 103,600  2,341,640
    Japan Transcity Corp.............................................  14,800     75,979
    Japan Wool Textile Co., Ltd. (The)...............................  22,200    218,237
    Jastec Co., Ltd..................................................   2,800     29,733
    JBCC Holdings, Inc...............................................   6,700    111,616
    JCR Pharmaceuticals Co., Ltd.....................................   1,300    100,176
    JCU Corp.........................................................  10,500    257,295
    Jeol, Ltd........................................................  18,700    495,603
    JFE Holdings, Inc................................................  68,600    858,024
#   JFLA Holdings, Inc...............................................   7,200     26,784
    JGC Holdings Corp................................................  64,800    937,231
*   JIG-SAW, Inc.....................................................     800     32,997
    Jimoto Holdings, Inc.............................................  65,400     62,636
    JINS Holdings, Inc...............................................   4,100    256,160
    JK Holdings Co., Ltd.............................................   7,900     41,867
    JMS Co., Ltd.....................................................   7,600     47,330
#   Joban Kosan Co., Ltd.............................................   2,900     47,003
    J-Oil Mills, Inc.................................................   4,200    176,604
    Joshin Denki Co., Ltd............................................   5,700    114,293
    JP-Holdings, Inc.................................................  15,500     41,105
    JSP Corp.........................................................   5,300     98,239
    JSR Corp.........................................................  41,200    773,478
    JTEKT Corp.......................................................  84,200  1,073,919
    Juki Corp........................................................  19,000    171,380
    Juroku Bank, Ltd. (The)..........................................  12,700    290,632
    Justsystems Corp.................................................   6,400    263,145
    JVCKenwood Corp..................................................  99,600    290,305
    JXTG Holdings, Inc............................................... 780,800  3,649,646
    K&O Energy Group, Inc............................................   5,800     87,320

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
*   Kadokawa Dwango..................................................   9,200 $  131,505
    Kadoya Sesame Mills, Inc.........................................     500     18,278
    Kaga Electronics Co., Ltd........................................   6,900    133,748
    Kagome Co., Ltd..................................................   5,600    141,147
    Kajima Corp...................................................... 145,000  1,992,673
    Kakaku.com, Inc..................................................  19,300    448,143
    Kaken Pharmaceutical Co., Ltd....................................   9,400    460,870
    Kakiyasu Honten Co., Ltd.........................................   3,800     75,516
    Kameda Seika Co., Ltd............................................   4,500    202,415
    Kamei Corp.......................................................   9,400    107,319
    Kamigumi Co., Ltd................................................  22,800    515,534
    Kanaden Corp.....................................................   6,900     84,547
    Kanagawa Chuo Kotsu Co., Ltd.....................................   2,100     75,667
    Kanamic Network Co., Ltd.........................................   5,700     32,492
#   Kanamoto Co., Ltd................................................  20,000    534,682
    Kandenko Co., Ltd................................................  43,900    415,090
    Kaneka Corp......................................................  16,700    555,919
    Kaneko Seeds Co., Ltd............................................   4,100     57,625
    Kanematsu Corp...................................................  39,600    482,440
    Kanematsu Electronics, Ltd.......................................   6,100    189,982
    Kansai Electric Power Co., Inc. (The)............................  37,400    436,313
    Kansai Mirai Financial Group, Inc................................  33,235    216,226
    Kansai Paint Co., Ltd............................................   8,600    207,130
    Kansai Super Market, Ltd.........................................   3,900     37,781
    Kanto Denka Kogyo Co., Ltd.......................................  28,800    254,636
    Kao Corp.........................................................  42,900  3,449,102
#   Kappa Create Co., Ltd............................................   4,300     55,517
    Kasai Kogyo Co., Ltd.............................................  14,200    114,929
    Katakura Industries Co., Ltd.....................................  10,100    130,173
    Kato Sangyo Co., Ltd.............................................   5,000    158,715
    Kato Works Co., Ltd..............................................   4,000     75,659
    KAWADA TECHNOLOGIES, Inc.........................................   1,900    125,235
#   Kawagishi Bridge Works Co., Ltd..................................     600     13,273
    Kawai Musical Instruments Manufacturing Co., Ltd.................   2,700     76,216
    Kawasaki Heavy Industries, Ltd...................................  56,200  1,348,706
#*  Kawasaki Kisen Kaisha, Ltd.......................................  32,674    486,187
    Kawasumi Laboratories, Inc.......................................   6,200     50,054
    KDDI Corp........................................................ 165,200  4,571,273
    KeePer Technical Laboratory Co., Ltd.............................     800     11,343
    Keihan Holdings Co., Ltd.........................................  31,600  1,492,054
    Keihanshin Building Co., Ltd.....................................  13,600    170,086
    Keihin Co., Ltd..................................................   1,500     17,965
    Keihin Corp......................................................  26,600    632,352
    Keikyu Corp......................................................  19,700    392,141
    Keio Corp........................................................   5,700    352,621
    Keisei Electric Railway Co., Ltd.................................  11,599    474,230
    Keiyo Bank, Ltd. (The)...........................................  45,900    287,857
    Keiyo Co., Ltd...................................................  17,900     87,371
    KEL Corp.........................................................   1,800     13,913
    Kenedix, Inc.....................................................  45,900    249,841
    Kenko Mayonnaise Co., Ltd........................................   4,700    110,942
    Kewpie Corp......................................................  19,500    442,595
    Key Coffee, Inc..................................................   3,600     77,588
    Keyence Corp.....................................................   3,900  2,465,956
    KFC Holdings Japan, Ltd..........................................   5,600    119,900
    KFC, Ltd.........................................................   1,500     27,072
    KH Neochem Co., Ltd..............................................   8,300    202,121
    Kikkoman Corp....................................................  13,900    668,627
    Kimoto Co., Ltd..................................................  17,300     27,095

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Kimura Chemical Plants Co., Ltd..................................   5,900 $   24,528
    Kinden Corp......................................................  35,300    531,013
    King Co., Ltd....................................................   4,000     21,309
    King Jim Co., Ltd................................................   4,200     34,081
#*  Kinki Sharyo Co., Ltd. (The).....................................   1,800     26,380
    Kintetsu Department Store Co., Ltd...............................   2,400     76,508
    Kintetsu Group Holdings Co., Ltd.................................  15,400    839,391
    Kintetsu World Express, Inc......................................  23,600    381,666
    Kirin Holdings Co., Ltd..........................................  59,600  1,264,375
    Kirindo Holdings Co., Ltd........................................   5,500    110,098
    Kissei Pharmaceutical Co., Ltd...................................  13,200    340,064
    Ki-Star Real Estate Co., Ltd.....................................   5,100     91,560
    Kitagawa Corp....................................................   5,100     98,410
    Kita-Nippon Bank, Ltd. (The).....................................   2,900     51,143
    Kitano Construction Corp.........................................   1,600     41,908
#   Kitanotatsujin Corp..............................................  16,200     92,214
    Kito Corp........................................................  15,500    235,866
    Kitz Corp........................................................  25,100    171,055
    Kiyo Bank, Ltd. (The)............................................  25,900    399,616
*   KLab, Inc........................................................  21,400    190,442
    Koa Corp.........................................................  11,200    140,744
    Koatsu Gas Kogyo Co., Ltd........................................  12,700    100,515
    Kobayashi Metals, Ltd............................................   3,100      9,022
    Kobayashi Pharmaceutical Co., Ltd................................   2,400    191,904
#   Kobe Bussan Co., Ltd.............................................  16,800    497,125
*   Kobe Electric Railway Co., Ltd...................................   2,100     76,453
    Kobe Steel, Ltd.................................................. 210,000  1,129,070
    Koei Tecmo Holdings Co., Ltd.....................................   3,800     87,683
    Kohnan Shoji Co., Ltd............................................   4,700    109,145
    Kohsoku Corp.....................................................   5,000     59,735
    Koito Manufacturing Co., Ltd.....................................  13,000    680,071
    Kojima Co., Ltd..................................................  14,600     57,517
    Kokusai Co., Ltd.................................................   1,000      6,610
    Kokuyo Co., Ltd..................................................  41,000    601,650
    KOMAIHALTEC, Inc.................................................     900     14,468
    Komatsu Matere Co., Ltd..........................................  12,900    100,118
    Komatsu Wall Industry Co., Ltd...................................   3,000     62,629
    Komatsu, Ltd..................................................... 150,900  3,533,310
    KOMEDA Holdings Co., Ltd.........................................  14,000    272,110
    Komehyo Co., Ltd.................................................   3,700     37,501
    Komeri Co., Ltd..................................................  14,500    310,739
    Komori Corp......................................................  21,200    225,742
    Konaka Co., Ltd..................................................   9,600     37,364
    Konami Holdings Corp.............................................  10,500    460,937
    Kondotec, Inc....................................................   7,700     69,517
    Konica Minolta, Inc.............................................. 184,200  1,351,991
    Konishi Co., Ltd.................................................   9,300    131,275
    Konoike Transport Co., Ltd.......................................  11,700    178,334
    Konoshima Chemical Co., Ltd......................................   3,900     31,580
*   Kosaido Co., Ltd.................................................   8,600     57,577
    Kose Corp........................................................   3,800    673,717
    Kosei Securities Co., Ltd. (The).................................   3,000     17,502
    Koshidaka Holdings Co., Ltd......................................  14,000    203,294
    Kotobuki Spirits Co., Ltd........................................   5,700    392,236
    Kourakuen Holdings Corp..........................................   3,500     65,269
    Kozo Keikaku Engineering, Inc....................................     500     12,082
    Krosaki Harima Corp..............................................   3,300    176,819
    KRS Corp.........................................................   3,700     65,692
    K's Holdings Corp................................................  57,600    658,098

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    KU Holdings Co., Ltd.............................................   2,700 $   21,848
    Kubota Corp., Sponsored ADR......................................   1,000     79,200
    Kubota Corp......................................................  19,500    309,723
    Kumagai Gumi Co., Ltd............................................  16,600    511,780
    Kumiai Chemical Industry Co., Ltd................................   7,663     70,865
    Kunimine Industries Co., Ltd.....................................   3,800     35,987
    Kura Sushi, Inc..................................................   3,200    134,623
    Kurabo Industries, Ltd...........................................   6,600    151,116
    Kuraray Co., Ltd................................................. 130,500  1,552,599
    Kureha Corp......................................................   4,100    262,046
    Kurimoto, Ltd....................................................   4,400     71,514
    Kurita Water Industries, Ltd.....................................  21,900    630,448
    Kuriyama Holdings Corp...........................................   5,600     42,806
    Kushikatsu Tanaka Holdings Co....................................   1,100     24,168
    Kusuri no Aoki Holdings Co., Ltd.................................   3,900    290,851
*   KYB Corp.........................................................   8,300    265,068
    Kyocera Corp.....................................................  19,851  1,302,362
#   Kyoden Co., Ltd..................................................  10,500     30,059
    Kyodo Printing Co., Ltd..........................................   3,100     78,551
    Kyoei Steel, Ltd.................................................   9,300    169,359
#   Kyokuto Boeki Kaisha, Ltd........................................   3,000     54,886
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................  11,900    159,483
    Kyokuto Securities Co., Ltd......................................   9,100     67,948
    Kyokuyo Co., Ltd.................................................   4,300    115,128
    KYORIN Holdings, Inc.............................................  18,300    320,543
    Kyoritsu Maintenance Co., Ltd....................................  14,620    646,728
    Kyoritsu Printing Co., Ltd.......................................  16,700     24,931
    Kyosan Electric Manufacturing Co., Ltd...........................  19,800     92,899
    Kyowa Electronic Instruments Co., Ltd............................   4,300     17,241
    Kyowa Exeo Corp..................................................  20,445    520,160
    Kyowa Kirin Co., Ltd.............................................   4,000     73,600
    Kyowa Leather Cloth Co., Ltd.....................................   5,900     43,121
    Kyudenko Corp....................................................  12,200    398,655
    Kyushu Electric Power Co., Inc...................................  34,100    340,777
    Kyushu Financial Group, Inc...................................... 112,799    455,299
    Kyushu Railway Co................................................  14,400    475,741
#   LAC Co., Ltd.....................................................   4,500     53,971
    Lacto Japan Co., Ltd.............................................   3,000     97,592
    Land Business Co., Ltd...........................................   1,700     11,874
*   Laox Co., Ltd....................................................  10,000     25,118
    Lasertec Corp....................................................  13,000    934,518
    Lawson, Inc......................................................   7,900    435,815
    LEC, Inc.........................................................  10,800    108,716
    Lecip Holdings Corp..............................................   3,200     19,678
#*  Leopalace21 Corp................................................. 160,400    437,647
    Life Corp........................................................  10,800    247,889
*   LIFULL Co., Ltd..................................................  13,100     79,618
    Like Co., Ltd....................................................   1,200     19,601
#*  LIKE Kids, Inc...................................................   2,100     17,630
#   Linical Co., Ltd.................................................   2,800     25,839
#   Link And Motivation, Inc.........................................  11,200     60,024
    Lintec Corp......................................................  19,800    415,855
    Lion Corp........................................................  17,000    355,767
*   Litalico, Inc....................................................   1,900     39,929
    LIXIL Group Corp.................................................  52,600    978,250
    LIXIL VIVA Corp..................................................  14,800    255,895
    Look Holdings, Inc...............................................   2,300     23,968
*   M&A Capital Partners Co., Ltd....................................   2,100    139,980
    M3, Inc..........................................................  41,900  1,004,065

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Mabuchi Motor Co., Ltd...........................................   8,500 $  344,395
    Macnica Fuji Electronics Holdings, Inc...........................  21,499    364,425
    Macromill, Inc...................................................  14,300    127,362
    Maeda Corp.......................................................  66,100    613,462
#   Maeda Kosen Co., Ltd.............................................  10,800    180,418
    Maeda Road Construction Co., Ltd.................................  16,200    348,516
    Maezawa Industries, Inc..........................................   2,800      9,982
    Maezawa Kasei Industries Co., Ltd................................   5,600     61,338
    Maezawa Kyuso Industries Co., Ltd................................   4,100     81,186
    Makino Milling Machine Co., Ltd..................................  10,500    522,051
    Makita Corp......................................................   5,800    195,059
    Mamezou Holdings Co., Ltd........................................  11,300    185,242
    Mandom Corp......................................................   5,000    138,559
    Mani, Inc........................................................  11,300    298,326
    MarkLines Co., Ltd...............................................   2,000     39,149
    Mars Group Holdings Corp.........................................   5,100     94,348
    Marubeni Corp.................................................... 115,900    815,713
    Marubun Corp.....................................................   6,700     38,123
    Marudai Food Co., Ltd............................................   9,900    213,259
    Marufuji Sheet Piling Co., Ltd...................................     400      8,216
    Maruha Nichiro Corp..............................................  21,700    563,599
    Marui Group Co., Ltd.............................................  21,300    473,507
    Maruichi Steel Tube, Ltd.........................................  13,300    363,201
    Maruka Corp......................................................   3,200     69,984
#   Marusan Securities Co., Ltd......................................  23,900    115,253
    Maruwa Co., Ltd..................................................   5,000    325,818
#   Maruwa Unyu Kikan Co., Ltd.......................................   8,800    193,454
    Maruyama Manufacturing Co., Inc..................................     900     10,530
    Maruzen CHI Holdings Co., Ltd....................................   8,400     29,261
    Maruzen Showa Unyu Co., Ltd......................................   4,800    134,906
    Marvelous, Inc...................................................  16,800    118,574
#   Matching Service Japan Co., Ltd..................................   2,600     32,047
    Matsuda Sangyo Co., Ltd..........................................   5,600     84,156
    Matsui Construction Co., Ltd.....................................   8,200     64,052
    Matsui Securities Co., Ltd.......................................  19,400    159,782
    Matsumotokiyoshi Holdings Co., Ltd...............................  19,400    683,350
#   Matsuya Co., Ltd.................................................   7,300     56,471
    Matsuyafoods Holdings Co., Ltd...................................   4,000    150,372
    Max Co., Ltd.....................................................   8,500    155,942
    Maxell Holdings, Ltd.............................................  21,900    302,259
    Maxvalu Tokai Co., Ltd...........................................   2,400     49,079
    Mazda Motor Corp................................................. 111,700  1,025,441
    McDonald's Holdings Co. Japan, Ltd...............................   6,200    311,194
    MCJ Co., Ltd.....................................................  34,200    225,706
    Mebuki Financial Group, Inc...................................... 271,490    689,751
    MEC Co., Ltd.....................................................   4,400     73,755
    Media Do Holdings Co., Ltd.......................................   1,600     49,965
*   Medical Data Vision Co., Ltd.....................................   3,400     35,489
    Medical System Network Co., Ltd..................................  15,500     77,310
    Medipal Holdings Corp............................................  13,700    313,011
#   Medius Holdings Co., Ltd.........................................   1,200      8,904
    Megachips Corp...................................................   6,600    124,932
    Megmilk Snow Brand Co., Ltd......................................  26,900    646,983
    Meidensha Corp...................................................  20,800    399,061
    Meiji Electric Industries Co., Ltd...............................   1,000     13,782
    MEIJI Holdings Co., Ltd..........................................  11,200    807,272
    Meiji Shipping Co., Ltd..........................................   6,900     22,121
#   Meiko Electronics Co., Ltd.......................................  13,700    224,688
    Meiko Network Japan Co., Ltd.....................................   9,100     80,841

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Meisei Industrial Co., Ltd.......................................  17,000 $  135,094
    Meitec Corp......................................................   8,300    432,681
    Meito Sangyo Co., Ltd............................................   4,200     50,572
    Meiwa Corp.......................................................  11,400     60,977
    Meiwa Estate Co., Ltd............................................   3,900     20,797
    Melco Holdings, Inc..............................................     500     13,445
#   Members Co., Ltd.................................................     900     15,984
    Menicon Co., Ltd.................................................  13,100    463,531
    Mercuria Investment Co., Ltd.....................................     900      6,427
*   Metaps, Inc......................................................   1,800     15,850
    METAWATER Co., Ltd...............................................   1,700     66,619
    Michinoku Bank, Ltd. (The).......................................   6,999    111,599
    Mie Kotsu Group Holdings, Inc....................................  32,300    179,066
    Mikuni Corp......................................................  11,100     36,977
    Milbon Co., Ltd..................................................   5,900    323,150
    Mimaki Engineering Co., Ltd......................................  11,700     58,666
    Mimasu Semiconductor Industry Co., Ltd...........................   9,500    185,562
    Minebea Mitsumi, Inc.............................................  74,661  1,417,928
    Ministop Co., Ltd................................................   5,900     79,368
    Miraca Holdings, Inc.............................................  29,400    693,905
    Miraial Co., Ltd.................................................   2,200     29,946
    Mirait Holdings Corp.............................................  19,200    308,294
    Miroku Jyoho Service Co., Ltd....................................   5,900    155,512
    Misawa Homes Co., Ltd............................................  12,100    129,773
    MISUMI Group, Inc................................................  16,500    414,789
    Mitani Corp......................................................   1,900     95,456
    Mitani Sangyo Co., Ltd...........................................   9,700     29,824
    Mitani Sekisan Co., Ltd..........................................   1,400     46,442
    Mito Securities Co., Ltd.........................................  34,700     76,183
    Mitsuba Corp.....................................................  21,000    132,520
    Mitsubishi Chemical Holdings Corp................................ 303,400  2,312,279
    Mitsubishi Corp.................................................. 103,400  2,629,917
    Mitsubishi Electric Corp......................................... 162,700  2,324,567
    Mitsubishi Estate Co., Ltd.......................................  60,400  1,172,688
    Mitsubishi Gas Chemical Co., Inc.................................  49,800    702,524
    Mitsubishi Heavy Industries, Ltd.................................  28,700  1,161,470
    Mitsubishi Kakoki Kaisha, Ltd....................................   3,200     57,474
    Mitsubishi Logisnext Co., Ltd....................................  16,000    172,155
    Mitsubishi Logistics Corp........................................  18,200    462,001
    Mitsubishi Materials Corp........................................  33,300    957,542
    Mitsubishi Motors Corp........................................... 101,500    463,429
    Mitsubishi Paper Mills, Ltd......................................  11,200     50,998
    Mitsubishi Pencil Co., Ltd.......................................   2,400     37,896
    Mitsubishi Research Institute, Inc...............................   3,500    123,931
    Mitsubishi Shokuhin Co., Ltd.....................................   7,500    190,177
    Mitsubishi Steel Manufacturing Co., Ltd..........................   5,400     57,529
    Mitsubishi Tanabe Pharma Corp....................................  36,900    441,630
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR..............  47,200    244,496
    Mitsubishi UFJ Financial Group, Inc.............................. 869,800  4,509,294
    Mitsubishi UFJ Lease & Finance Co., Ltd.......................... 188,400  1,156,585
    Mitsuboshi Belting, Ltd..........................................   9,800    184,397
    Mitsui & Co., Ltd., Sponsored ADR................................     336    115,169
    Mitsui & Co., Ltd................................................ 122,900  2,110,680
    Mitsui Chemicals, Inc............................................  61,800  1,469,692
*   Mitsui E&S Holdings Co., Ltd.....................................  35,100    355,271
    Mitsui Fudosan Co., Ltd..........................................  37,500    959,356
#   Mitsui High-Tec, Inc.............................................   6,800    116,930
    Mitsui Matsushima Holdings Co., Ltd..............................   3,800     45,312
    Mitsui Mining & Smelting Co., Ltd................................  34,500    964,194

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
JAPAN -- (Continued)
    Mitsui OSK Lines, Ltd............................................    33,900 $  923,386
    Mitsui Sugar Co., Ltd............................................     7,900    171,778
    Mitsui-Soko Holdings Co., Ltd....................................    13,400    217,276
    Mitsuuroko Group Holdings Co., Ltd...............................    13,100    141,087
    Mixi, Inc........................................................    21,700    419,329
    Miyaji Engineering Group, Inc....................................     2,100     40,047
    Miyazaki Bank, Ltd. (The)........................................     6,600    168,901
    Miyoshi Oil & Fat Co., Ltd.......................................     3,800     43,802
    Mizuho Financial Group, Inc...................................... 1,863,100  2,892,417
    Mizuho Leasing Co., Ltd..........................................    16,800    473,177
    Mizuho Medy Co., Ltd.............................................       800     21,021
    Mizuno Corp......................................................     7,500    196,166
*   Mobile Factory, Inc..............................................       900     11,772
    Mochida Pharmaceutical Co., Ltd..................................     4,900    195,549
    Modec, Inc.......................................................     5,400    148,123
    Molitec Steel Co., Ltd...........................................     5,800     24,861
#   Monex Group, Inc.................................................    95,500    233,292
    Money Partners Group Co., Ltd....................................     8,500     20,265
    Monogatari Corp. (The)...........................................     3,400    293,639
    MonotaRO Co., Ltd................................................    20,400    616,296
    MORESCO Corp.....................................................     3,400     42,090
    Morinaga & Co., Ltd..............................................     9,000    444,595
    Morinaga Milk Industry Co., Ltd..................................    22,800    886,423
    Morita Holdings Corp.............................................    11,900    199,386
    Morito Co., Ltd..................................................     7,000     51,960
    Morningstar Japan KK.............................................     6,300     22,340
    Morozoff, Ltd....................................................       900     42,927
    Mory Industries, Inc.............................................     2,400     51,117
    MrMax Holdings, Ltd..............................................    10,500     46,571
    MS&AD Insurance Group Holdings, Inc..............................    38,400  1,239,983
    MTI, Ltd.........................................................    16,600    107,669
    Mugen Estate Co., Ltd............................................     6,100     37,919
    Murakami Corp....................................................       400      9,354
    Murata Manufacturing Co., Ltd....................................    35,672  1,942,275
    Musashi Seimitsu Industry Co., Ltd...............................    32,000    444,526
    Musashino Bank, Ltd. (The).......................................    13,000    226,645
    Mutoh Holdings Co., Ltd..........................................       900     14,969
#*  Mynet, Inc.......................................................     4,800     24,705
    N Field Co., Ltd.................................................     3,400     19,941
    Nabtesco Corp....................................................    25,700    818,154
    NAC Co., Ltd.....................................................     6,900     66,132
    Nachi-Fujikoshi Corp.............................................    10,000    478,536
#   Nagano Bank, Ltd. (The)..........................................     3,200     48,303
    Nagano Keiki Co., Ltd............................................     4,200     28,875
    Nagase & Co., Ltd................................................    40,200    607,866
    Nagatanien Holdings Co., Ltd.....................................     6,000    119,234
    Nagawa Co., Ltd..................................................     1,400     85,248
    Nagoya Railroad Co., Ltd.........................................    16,900    537,215
    Naigai Trans Line, Ltd...........................................     3,100     43,682
    Nakabayashi Co., Ltd.............................................     9,300     46,559
    Nakamoto Packs Co., Ltd..........................................     1,400     19,426
    Nakamuraya Co., Ltd..............................................     1,500     66,078
    Nakanishi, Inc...................................................     9,900    165,055
    Nakano Corp......................................................     6,200     28,411
    Nakayama Steel Works, Ltd........................................    10,100     43,194
    Nakayamafuku Co., Ltd............................................     6,200     32,232
    Nakayo, Inc......................................................     1,200     18,641
    Namura Shipbuilding Co., Ltd.....................................    20,900     58,351
    Nankai Electric Railway Co., Ltd.................................    17,600    457,370

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nanto Bank, Ltd. (The)...........................................  12,500 $  316,969
    Narasaki Sangyo Co., Ltd.........................................   1,400     24,752
    Natori Co., Ltd..................................................   2,500     39,165
    NEC Capital Solutions, Ltd.......................................   5,300    112,311
    NEC Corp.........................................................  29,000  1,149,287
    NEC Networks & System Integration Corp...........................   6,400    202,010
    NET One Systems Co., Ltd.........................................  27,100    730,631
    Neturen Co., Ltd.................................................  13,300    117,111
#*  New Japan Chemical Co., Ltd......................................  16,100     30,016
*   Nexon Co., Ltd...................................................  17,900    207,430
    Nextage Co., Ltd.................................................   8,800     87,316
    Nexyz Group Corp.................................................   3,200     64,589
    NFC Holdings, Inc................................................     600     12,600
    NGK Insulators, Ltd..............................................  50,700    778,892
    NGK Spark Plug Co., Ltd..........................................  57,600  1,167,771
    NH Foods, Ltd....................................................  14,800    621,835
    NHK Spring Co., Ltd.............................................. 114,263    933,437
    Nicca Chemical Co., Ltd..........................................   2,100     17,279
#*  Nice Holdings, Inc...............................................   2,400     20,161
    Nichia Steel Works, Ltd..........................................  16,600     51,233
    Nichias Corp.....................................................  37,700    795,324
    Nichiban Co., Ltd................................................   4,000     68,052
    Nichicon Corp....................................................  19,500    191,891
    Nichiden Corp....................................................   5,800    109,381
    Nichiha Corp.....................................................  17,200    494,573
    NichiiGakkan Co., Ltd............................................  26,100    442,512
    Nichi-iko Pharmaceutical Co., Ltd................................  32,200    377,287
    Nichirei Corp....................................................  32,500    746,356
    Nichireki Co., Ltd...............................................  10,800    128,190
    Nichirin Co., Ltd................................................   6,200     98,458
    Nidec Corp.......................................................   8,200  1,207,251
    Nifco, Inc.......................................................  30,200    797,156
    Nihon Chouzai Co., Ltd...........................................   4,700    171,137
#*  Nihon Dempa Kogyo Co., Ltd.......................................  11,800     49,788
    Nihon Dengi Co., Ltd.............................................   1,400     37,316
    Nihon Denkei Co., Ltd............................................   2,600     31,022
    Nihon Flush Co., Ltd.............................................   1,900     42,945
#   Nihon House Holdings Co., Ltd....................................  24,600    115,124
    Nihon Kagaku Sangyo Co., Ltd.....................................   5,600     56,387
    Nihon Kohden Corp................................................  11,200    335,078
    Nihon M&A Center, Inc............................................  21,600    656,750
    Nihon Nohyaku Co., Ltd...........................................  18,800     98,780
    Nihon Parkerizing Co., Ltd.......................................  18,400    215,740
    Nihon Plast Co., Ltd.............................................   7,600     52,314
    Nihon Tokushu Toryo Co., Ltd.....................................   5,000     54,689
    Nihon Unisys, Ltd................................................  35,900  1,185,039
    Nihon Yamamura Glass Co., Ltd....................................   3,600     43,041
    Nikkato Corp.....................................................   2,700     20,251
    Nikkiso Co., Ltd.................................................  15,900    171,780
    Nikko Co., Ltd...................................................  10,500     64,412
    Nikkon Holdings Co., Ltd.........................................  23,000    559,079
    Nikon Corp.......................................................  40,300    513,837
    Nintendo Co., Ltd................................................   1,600    586,860
    Nippi, Inc.......................................................   1,000     36,172
    Nippo Corp.......................................................  16,000    328,759
    Nippon Air Conditioning Services Co., Ltd........................   6,100     40,894
    Nippon Aqua Co., Ltd.............................................   2,800     17,332
    Nippon Beet Sugar Manufacturing Co., Ltd.........................   4,800     94,099
    Nippon Carbide Industries Co., Inc...............................   3,800     51,243

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Nippon Carbon Co., Ltd...........................................   5,800 $  222,531
#   Nippon Chemical Industrial Co., Ltd..............................   3,000     88,276
#   Nippon Chemi-Con Corp............................................   9,500    157,028
    Nippon Chemiphar Co., Ltd........................................     900     26,287
#   Nippon Coke & Engineering Co., Ltd............................... 109,500     87,760
    Nippon Commercial Development Co., Ltd...........................   7,300    104,169
#   Nippon Computer Dynamics Co., Ltd................................   1,800     13,420
    Nippon Concept Corp..............................................   5,400     72,784
    Nippon Concrete Industries Co., Ltd..............................  16,800     48,337
#   Nippon Denko Co., Ltd............................................  42,600     73,835
    Nippon Densetsu Kogyo Co., Ltd...................................  16,500    357,170
    Nippon Electric Glass Co., Ltd...................................  22,800    513,605
    Nippon Express Co., Ltd..........................................  20,200  1,152,523
#   Nippon Filcon Co., Ltd...........................................   6,000     29,296
    Nippon Fine Chemical Co., Ltd....................................   4,800     55,970
    Nippon Flour Mills Co., Ltd......................................  21,600    346,883
    Nippon Gas Co., Ltd..............................................  24,100    682,162
    Nippon Hume Corp.................................................   9,000     67,926
    Nippon Kanzai Co., Ltd...........................................   2,200     38,727
    Nippon Kayaku Co., Ltd...........................................  40,900    497,069
    Nippon Kinzoku Co., Ltd..........................................   2,800     22,516
#   Nippon Kodoshi Corp..............................................   3,100     40,554
    Nippon Koei Co., Ltd.............................................   5,400    167,057
    Nippon Koshuha Steel Co., Ltd....................................   3,200     13,390
    Nippon Light Metal Holdings Co., Ltd............................. 355,400    691,267
    Nippon Paint Holdings Co., Ltd...................................  10,200    555,497
    Nippon Paper Industries Co., Ltd.................................  37,300    642,963
    Nippon Parking Development Co., Ltd., Class C....................  60,600     92,061
    Nippon Pillar Packing Co., Ltd...................................   8,400    113,158
    Nippon Piston Ring Co., Ltd......................................   2,400     30,433
    Nippon Road Co., Ltd. (The)......................................   2,900    177,195
    Nippon Seiki Co., Ltd............................................  17,300    267,482
    Nippon Seisen Co., Ltd...........................................   1,200     30,591
#*  Nippon Sharyo, Ltd...............................................   4,800    122,186
    Nippon Sheet Glass Co., Ltd......................................  66,700    417,897
    Nippon Shinyaku Co., Ltd.........................................     800     72,173
    Nippon Shokubai Co., Ltd.........................................   9,000    554,966
    Nippon Signal Co., Ltd...........................................  14,900    171,701
    Nippon Soda Co., Ltd.............................................  10,000    266,355
    Nippon Steel Corp................................................  97,099  1,417,211
    Nippon Steel Trading Corp........................................   6,700    280,514
    Nippon Suisan Kaisha, Ltd........................................ 161,400    924,345
    Nippon Systemware Co., Ltd.......................................   3,100     75,060
    Nippon Telegraph & Telephone Corp................................  27,000  1,340,358
    Nippon Thompson Co., Ltd.........................................  23,300    104,050
    Nippon Tungsten Co., Ltd.........................................     800     15,122
#   Nippon Yakin Kogyo Co., Ltd......................................   4,690    102,952
#   Nippon Yusen K.K.................................................  39,200    704,231
    Nipro Corp.......................................................  73,400    860,657
    Nishikawa Rubber Co., Ltd........................................     300      4,835
    Nishimatsu Construction Co., Ltd.................................  22,700    472,634
    Nishimatsuya Chain Co., Ltd......................................  20,600    183,320
    Nishimoto Co., Ltd...............................................     400     12,897
    Nishi-Nippon Financial Holdings, Inc.............................  55,500    411,267
    Nishi-Nippon Railroad Co., Ltd...................................  15,500    359,637
    Nishio Rent All Co., Ltd.........................................  12,200    327,755
    Nissan Chemical Corp.............................................  17,300    710,301
    Nissan Motor Co., Ltd............................................ 508,200  3,207,037
    Nissan Shatai Co., Ltd...........................................  29,000    267,248

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nissan Tokyo Sales Holdings Co., Ltd.............................  10,900 $   30,368
#   Nissei ASB Machine Co., Ltd......................................   3,500    125,496
    Nissei Corp......................................................   1,700     19,434
    Nissei Plastic Industrial Co., Ltd...............................   5,600     57,811
    Nissha Co., Ltd..................................................  15,500    161,428
    Nisshin Fudosan Co...............................................  12,600     58,726
    Nisshin Oillio Group, Ltd. (The).................................  11,500    402,692
    Nisshin Seifun Group, Inc........................................   7,300    144,717
    Nisshinbo Holdings, Inc..........................................  68,348    569,050
    Nissin Corp......................................................   5,600     88,638
    Nissin Electric Co., Ltd.........................................  17,100    200,186
    Nissin Foods Holdings Co., Ltd...................................   2,400    181,287
    Nissin Kogyo Co., Ltd............................................  16,500    337,903
    Nissin Sugar Co., Ltd............................................   5,700    105,322
    Nissui Pharmaceutical Co., Ltd...................................   6,300     77,885
    Nitori Holdings Co., Ltd.........................................   2,300    350,085
    Nitta Corp.......................................................   8,300    242,082
    Nitta Gelatin, Inc...............................................   5,000     32,715
    Nittan Valve Co., Ltd............................................  12,900     33,276
    Nittetsu Mining Co., Ltd.........................................   2,600    109,060
    Nitto Boseki Co., Ltd............................................   8,700    265,223
    Nitto Denko Corp.................................................  27,700  1,532,522
#   Nitto Fuji Flour Milling Co., Ltd................................     800     46,848
    Nitto Kogyo Corp.................................................   8,000    168,082
    Nitto Kohki Co., Ltd.............................................   5,000    107,849
    Nitto Seiko Co., Ltd.............................................  14,600     82,089
    Nittoc Construction Co., Ltd.....................................  10,600     69,882
    NJS Co., Ltd.....................................................   2,700     41,782
#   nms Holdings Co..................................................   6,300     23,537
    Noda Corp........................................................   5,100     37,001
    Noevir Holdings Co., Ltd.........................................   5,300    286,085
    NOF Corp.........................................................  16,200    547,220
    Nohmi Bosai, Ltd.................................................   5,500    114,498
    Nojima Corp......................................................  17,900    317,533
    NOK Corp.........................................................  28,500    446,397
    Nomura Co., Ltd..................................................  19,600    241,900
    Nomura Holdings, Inc............................................. 270,800  1,230,781
    Nomura Holdings, Inc., Sponsored ADR.............................  10,300     46,865
    Nomura Real Estate Holdings, Inc.................................  31,300    741,790
    Nomura Research Institute, Ltd...................................  12,309    261,329
    Noritake Co., Ltd................................................   4,200    192,955
    Noritsu Koki Co., Ltd............................................   9,100    131,310
    Noritz Corp......................................................  12,200    150,815
    North Pacific Bank, Ltd.......................................... 124,800    268,348
    Nozawa Corp......................................................   2,600     16,364
    NS Solutions Corp................................................   9,300    316,182
    NS Tool Co., Ltd.................................................   4,900     95,535
    NS United Kaiun Kaisha, Ltd......................................   5,100    115,488
    NSD Co., Ltd.....................................................   6,170    190,188
    NSK, Ltd......................................................... 121,600  1,130,686
    NTN Corp......................................................... 331,200  1,026,903
    NTT Data Corp....................................................  36,000    472,710
    NTT DOCOMO, Inc.................................................. 181,600  4,978,582
    NuFlare Technology, Inc..........................................     900     67,053
    OAK Capital Corp.................................................  22,700     28,008
    Oat Agrio Co., Ltd...............................................   2,000     32,499
    Obara Group, Inc.................................................   5,900    219,952
    Obayashi Corp.................................................... 167,300  1,721,749
    Obic Co., Ltd....................................................   1,700    212,849

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Odakyu Electric Railway Co., Ltd.................................  26,399 $  642,609
    Odelic Co., Ltd..................................................   2,100     77,213
    Oenon Holdings, Inc..............................................  16,000     58,966
    Ogaki Kyoritsu Bank, Ltd. (The)..................................  15,700    378,684
#   Ohara, Inc.......................................................   2,000     27,498
    Ohashi Technica, Inc.............................................   4,800     66,426
    Ohba Co., Ltd....................................................   4,600     32,668
    Ohsho Food Service Corp..........................................   3,600    217,534
    Oiles Corp.......................................................   8,900    135,339
    Oita Bank, Ltd. (The)............................................   6,600    182,423
    Oji Holdings Corp................................................ 281,300  1,454,388
    Okabe Co., Ltd...................................................  16,200    137,161
    Okada Aiyon Corp.................................................     800      9,939
    Okamoto Industries, Inc..........................................   3,600    139,031
#   Okamoto Machine Tool Works, Ltd..................................   1,900     48,922
    Okamura Corp.....................................................  19,500    195,556
    Okasan Securities Group, Inc.....................................  66,400    234,471
    Oki Electric Industry Co., Ltd...................................  55,400    743,493
    Okinawa Cellular Telephone Co....................................   4,700    160,623
    Okinawa Electric Power Co., Inc. (The)...........................  10,483    173,700
    OKK Corp.........................................................   2,400     16,484
    OKUMA Corp.......................................................   6,999    418,192
    Okumura Corp.....................................................  13,300    376,730
    Okura Industrial Co., Ltd........................................   3,400     62,570
    Okuwa Co., Ltd...................................................  12,000    150,897
    Olympus Corp..................................................... 110,700  1,506,226
    Omron Corp.......................................................  22,500  1,316,290
    Ono Pharmaceutical Co., Ltd......................................  14,300    269,367
    ONO Sokki Co., Ltd...............................................   3,300     15,816
    Onoken Co., Ltd..................................................   7,600     99,660
    Onward Holdings Co., Ltd.........................................  44,600    257,840
    Ootoya Holdings Co., Ltd.........................................   1,000     21,157
*   Open Door, Inc...................................................   4,300     82,256
#   Open House Co., Ltd..............................................  24,000    613,309
    Optex Group Co., Ltd.............................................   6,800    104,184
    Oracle Corp......................................................   3,700    325,216
    Organo Corp......................................................   3,000    164,030
    Orient Corp...................................................... 183,000    267,349
    Oriental Land Co., Ltd...........................................   6,400    938,246
    Origin Co., Ltd..................................................   2,100     29,199
    ORIX Corp........................................................ 290,500  4,565,176
    Osaka Gas Co., Ltd...............................................  29,500    576,863
    Osaka Organic Chemical Industry, Ltd.............................   8,500     94,770
    Osaka Soda Co., Ltd..............................................   4,400    124,557
    Osaka Steel Co., Ltd.............................................   6,000     82,107
    OSAKA Titanium Technologies Co., Ltd.............................   8,900    139,331
    Osaki Electric Co., Ltd..........................................  17,900    123,937
    OSG Corp.........................................................  33,900    725,104
    OSJB Holdings Corp...............................................  37,300     90,811
    Otsuka Corp......................................................   6,800    274,162
    Otsuka Holdings Co., Ltd.........................................  11,100    462,761
#   OUG Holdings, Inc................................................     700     18,447
    Outsourcing, Inc.................................................  30,900    332,607
    Oval Corp........................................................   3,700      8,459
    Oyo Corp.........................................................   9,400    107,692
    Pacific Industrial Co., Ltd......................................  18,600    253,802
#   Pacific Metals Co., Ltd..........................................   7,000    167,373
    Pack Corp. (The).................................................   3,200    112,761
    PAL GROUP Holdings Co., Ltd......................................   6,000    189,694

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    PALTAC Corp......................................................   9,600 $  462,964
    Paltek Corp......................................................   3,100     15,219
    Pan Pacific International Holdings Corp..........................  45,700    719,379
    Panasonic Corp................................................... 388,700  3,266,782
    PAPYLESS Co., Ltd................................................     500      9,517
#   Paraca, Inc......................................................   2,700     50,054
    Paramount Bed Holdings Co., Ltd..................................   4,700    179,714
    Parco Co., Ltd...................................................   8,400    101,228
    Paris Miki Holdings, Inc.........................................  10,400     27,511
#   Park24 Co., Ltd..................................................  26,700    630,559
*   Pasco Corp.......................................................   1,600     16,849
    Pasona Group, Inc................................................  12,400    177,007
    PC Depot Corp....................................................  14,100     62,646
    PCI Holdings, Inc................................................   1,000     19,812
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   6,000     30,004
    Penta-Ocean Construction Co., Ltd................................ 177,600  1,089,475
    Pepper Food Service Co., Ltd.....................................   3,800     57,684
#*  PeptiDream, Inc..................................................  12,700    637,460
    Persol Holdings Co., Ltd.........................................  18,800    361,111
#*  Phil Co., Inc....................................................   1,100     37,728
    PIA Corp.........................................................   1,900     81,534
    Pigeon Corp......................................................  15,600    761,566
    Pilot Corp.......................................................  10,200    413,688
    Piolax, Inc......................................................  10,800    211,216
    Plant Co., Ltd...................................................   1,200      7,988
    Plenus Co., Ltd..................................................   5,600     97,243
    Pola Orbis Holdings, Inc.........................................   9,100    205,349
    Poletowin Pitcrew Holdings, Inc..................................  12,000    116,182
    Press Kogyo Co., Ltd.............................................  37,100    157,359
    Pressance Corp...................................................  23,400    382,387
    Prestige International, Inc......................................  29,600    244,992
    Prima Meat Packers, Ltd..........................................  17,900    442,339
    Pronexus, Inc....................................................   4,200     49,282
    Properst Co., Ltd................................................  10,900     20,099
    Pro-Ship, Inc....................................................   2,400     28,595
#*  Prospect Co., Ltd................................................ 169,000     37,556
    Proto Corp.......................................................   6,400     69,257
    PS Mitsubishi Construction Co., Ltd..............................  16,400    117,331
    Punch Industry Co., Ltd..........................................   8,700     43,297
    Qol Holdings Co., Ltd............................................  14,200    198,810
    Quick Co., Ltd...................................................   4,000     56,620
    Raccoon Holdings, Inc............................................   3,100     19,604
    Raito Kogyo Co., Ltd.............................................  19,300    306,733
    Raiznext Corp....................................................  14,900    151,376
    Rakus Co., Ltd...................................................   7,600    114,033
    Rakuten, Inc..................................................... 230,400  2,196,501
    Rasa Corp........................................................   4,400     35,148
    Rasa Industries, Ltd.............................................   4,400     60,154
    Raysum Co., Ltd..................................................   9,600    101,348
#   RECOMM Co., Ltd..................................................   8,000      9,836
    Recruit Holdings Co., Ltd........................................ 103,800  3,449,693
    Relia, Inc.......................................................  11,000    143,619
    Relo Group, Inc..................................................  25,200    616,730
    Renaissance, Inc.................................................   4,300     66,611
*   Renesas Electronics Corp......................................... 113,500    768,358
    Rengo Co., Ltd...................................................  75,500    547,453
#*  RENOVA, Inc......................................................   8,800     78,113
*   Renown, Inc......................................................  28,000     29,439
    Resol Holdings Co., Ltd..........................................     500     18,607

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Resona Holdings, Inc............................................. 321,000 $1,395,888
    Resorttrust, Inc.................................................  44,400    708,541
    Restar Holdings Corp.............................................   9,600    163,135
    Retail Partners Co., Ltd.........................................   4,200     34,607
    Rheon Automatic Machinery Co., Ltd...............................   6,000     91,225
    Rhythm Watch Co., Ltd............................................   2,400     22,494
    Riberesute Corp..................................................   4,400     35,557
    Ricoh Co., Ltd................................................... 114,600  1,020,583
    Ricoh Leasing Co., Ltd...........................................   6,700    225,780
    Ride On Express Holdings Co., Ltd................................   2,800     35,230
#   Right On Co., Ltd................................................   6,500     34,196
    Riken Corp.......................................................   3,700    137,281
    Riken Keiki Co., Ltd.............................................   2,900     56,951
    Riken Technos Corp...............................................  18,200     86,165
    Riken Vitamin Co., Ltd...........................................   2,200     78,456
    Ringer Hut Co., Ltd..............................................   5,000    112,142
    Rinnai Corp......................................................   6,500    477,772
    Rion Co., Ltd....................................................   1,800     42,914
    Riso Kagaku Corp.................................................   6,100    100,224
    Riso Kyoiku Co., Ltd.............................................  38,100    146,273
#   Rock Field Co., Ltd..............................................   5,600     76,234
    Rohm Co., Ltd....................................................  11,900    942,822
    Rohto Pharmaceutical Co., Ltd....................................  11,300    339,481
    Rokko Butter Co., Ltd............................................   6,000    100,669
    Roland DG Corp...................................................   8,500    167,032
    Rorze Corp.......................................................   4,300    146,020
    Round One Corp...................................................  44,300    571,230
#   Royal Holdings Co., Ltd..........................................  12,600    318,205
#*  Royal Hotel, Ltd. (The)..........................................     800     12,373
    RS Technologies Co., Ltd.........................................   2,300     93,849
    Ryobi, Ltd.......................................................  14,700    273,599
    Ryoden Corp......................................................   7,100    107,475
#   Ryohin Keikaku Co., Ltd..........................................  32,000    712,392
    Ryosan Co., Ltd..................................................   8,800    228,471
    Ryoyo Electro Corp...............................................   8,900    157,951
    S Foods, Inc.....................................................   4,800    129,324
    Sac's Bar Holdings, Inc..........................................   8,500     70,076
#   Sagami Rubber Industries Co., Ltd................................   3,000     40,755
    Saibu Gas Co., Ltd...............................................  10,000    230,785
    Saizeriya Co., Ltd...............................................  11,000    249,745
    Sakai Chemical Industry Co., Ltd.................................   5,400    134,731
    Sakai Heavy Industries, Ltd......................................   1,400     40,414
    Sakai Moving Service Co., Ltd....................................   6,200    370,165
    Sakai Ovex Co., Ltd..............................................   1,700     29,309
    Sakata INX Corp..................................................  18,500    209,107
    Sakura Internet, Inc.............................................   5,400     31,770
    Sala Corp........................................................  25,600    153,576
    SAMTY Co., Ltd...................................................  10,200    192,182
    San Holdings, Inc................................................   4,000     41,666
    San ju San Financial Group, Inc..................................   7,790    120,712
    San-A Co., Ltd...................................................   4,900    232,025
    San-Ai Oil Co., Ltd..............................................  26,600    278,482
*   Sanden Holdings Corp.............................................  12,400     80,751
    Sanei Architecture Planning Co., Ltd.............................   6,600     94,331
    Sangetsu Corp....................................................  10,400    196,631
    San-In Godo Bank, Ltd. (The).....................................  67,200    394,171
#*  Sanix, Inc.......................................................  10,400     36,879
    Sanken Electric Co., Ltd.........................................  16,800    394,358
    Sanki Engineering Co., Ltd.......................................  18,200    221,670

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sanko Gosei, Ltd.................................................  13,400 $   52,773
    Sanko Metal Industrial Co., Ltd..................................   1,400     33,967
    Sankyo Co., Ltd..................................................   9,400    328,978
    Sankyo Frontier Co., Ltd.........................................   1,000     33,018
    Sankyo Seiko Co., Ltd............................................  13,000     67,778
    Sankyo Tateyama, Inc.............................................  10,700    116,571
    Sankyu, Inc......................................................  18,000    915,141
#   Sanoh Industrial Co., Ltd........................................  12,800    160,122
    Sanoyas Holdings Corp............................................   9,000     16,395
    Sansei Landic Co., Ltd...........................................   4,200     37,366
#   Sansei Technologies, Inc.........................................   2,300     19,684
    Sansha Electric Manufacturing Co., Ltd...........................   4,500     31,950
    Sanshin Electronics Co., Ltd.....................................   7,300    104,160
    Santen Pharmaceutical Co., Ltd...................................  18,700    331,239
    Sanwa Holdings Corp..............................................  51,700    604,663
    Sanyo Chemical Industries, Ltd...................................   5,400    257,641
    Sanyo Denki Co., Ltd.............................................   4,000    186,744
#   Sanyo Electric Railway Co., Ltd..................................   4,800     96,269
#   Sanyo Engineering & Construction, Inc............................   2,400     16,269
    Sanyo Housing Nagoya Co., Ltd....................................   4,700     41,407
    Sanyo Shokai, Ltd................................................   4,800     63,802
#   Sanyo Special Steel Co., Ltd.....................................   8,500    107,651
    Sanyo Trading Co., Ltd...........................................   6,000    119,452
    Sapporo Holdings, Ltd............................................  38,600    970,717
    Sata Construction Co., Ltd.......................................   4,100     16,500
    Sato Holdings Corp...............................................  13,300    391,505
    Sato Shoji Corp..................................................   4,400     37,009
    Satori Electric Co., Ltd.........................................   4,900     41,708
    Sawada Holdings Co., Ltd.........................................   9,600     81,807
    Sawai Pharmaceutical Co., Ltd....................................  16,400    925,401
    Saxa Holdings, Inc...............................................   2,800     47,956
#   SB Technology Corp...............................................   4,400     84,395
    SBI Holdings, Inc................................................  42,400    922,129
    SBS Holdings, Inc................................................  14,100    231,736
    Scala, Inc.......................................................  11,600     96,288
    SCREEN Holdings Co., Ltd.........................................  13,000    902,514
    Scroll Corp......................................................   9,700     30,390
    SCSK Corp........................................................   5,900    300,336
    Secom Co., Ltd...................................................   9,400    871,036
    Seed Co., Ltd....................................................   8,100     64,391
    Sega Sammy Holdings, Inc.........................................  41,600    585,441
    Seibu Holdings, Inc..............................................  44,000    776,600
    Seika Corp.......................................................   3,700     46,965
    Seikagaku Corp...................................................  15,300    174,214
    Seikitokyu Kogyo Co., Ltd........................................  17,800    127,625
    Seiko Epson Corp.................................................  69,500    982,802
    Seiko Holdings Corp..............................................  18,000    442,008
    Seiko PMC Corp...................................................   5,800     45,186
    Seino Holdings Co., Ltd..........................................  38,800    498,890
    Seiren Co., Ltd..................................................  16,000    197,251
    Sekisui Chemical Co., Ltd........................................  91,100  1,588,395
    Sekisui House, Ltd...............................................  65,600  1,414,623
    Sekisui Jushi Corp...............................................   9,000    184,294
    Sekisui Plastics Co., Ltd........................................  11,400     84,035
    Senko Group Holdings Co., Ltd....................................  68,100    547,768
#   Senshu Electric Co., Ltd.........................................   3,500     91,732
    Senshu Ikeda Holdings, Inc....................................... 104,400    187,239
#*  Senshukai Co., Ltd...............................................  11,500     32,392
    Seria Co., Ltd...................................................  13,000    326,766

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Seven & I Holdings Co., Ltd...................................... 109,600 $4,140,720
    Seven Bank, Ltd.................................................. 182,900    530,257
    SFP Holdings Co., Ltd............................................   4,600     94,353
#   Sharp Corp.......................................................  24,400    279,896
    Shibaura Electronics Co., Ltd....................................   3,500    103,884
    Shibaura Mechatronics Corp.......................................   2,600     86,486
    Shibusawa Warehouse Co., Ltd. (The)..............................   4,200     81,605
    Shibuya Corp.....................................................   6,500    177,312
*   Shidax Corp......................................................   6,000     14,737
*   SHIFT, Inc.......................................................   1,700     96,970
#   Shiga Bank, Ltd. (The)...........................................  19,200    462,701
    Shikoku Bank, Ltd. (The).........................................  15,500    147,739
    Shikoku Chemicals Corp...........................................  17,400    204,244
    Shikoku Electric Power Co., Inc..................................  26,900    266,671
    Shima Seiki Manufacturing, Ltd...................................  12,900    308,435
    Shimachu Co., Ltd................................................  15,500    420,458
    Shimadzu Corp....................................................  12,000    320,473
    Shimamura Co., Ltd...............................................   5,800    491,278
#   Shimane Bank, Ltd. (The).........................................   1,900     12,223
    Shimano, Inc.....................................................   2,700    449,417
    Shimizu Bank, Ltd. (The).........................................   4,300     77,619
    Shimizu Corp..................................................... 134,800  1,256,606
    Shimojima Co., Ltd...............................................   1,200     13,386
    Shin Nippon Air Technologies Co., Ltd............................   2,900     57,618
    Shin Nippon Biomedical Laboratories, Ltd.........................   5,100     30,580
    Shinagawa Refractories Co., Ltd..................................   2,700     72,626
    Shindengen Electric Manufacturing Co., Ltd.......................   3,400    115,550
    Shin-Etsu Chemical Co., Ltd......................................  26,400  2,943,632
    Shin-Etsu Polymer Co., Ltd.......................................  18,100    155,093
#   Shin-Keisei Electric Railway Co., Ltd............................   1,000     20,315
    Shinko Electric Industries Co., Ltd..............................  32,500    317,181
    Shinko Shoji Co., Ltd............................................  17,000    145,732
    Shinmaywa Industries, Ltd........................................  27,600    340,006
    Shinnihon Corp...................................................  15,800    124,112
    Shinoken Group Co., Ltd..........................................  16,400    168,799
    Shinsei Bank, Ltd................................................  39,300    612,677
    Shinsho Corp.....................................................   2,200     52,091
    Shinwa Co., Ltd..................................................   2,500     56,666
    Shionogi & Co., Ltd..............................................   9,300    558,213
    Ship Healthcare Holdings, Inc....................................  20,300    865,221
    Shiseido Co., Ltd................................................  37,200  3,067,061
    Shizuki Electric Co., Inc........................................   3,000     16,475
    Shizuoka Bank, Ltd. (The)........................................  69,700    529,635
    Shizuoka Gas Co., Ltd............................................  30,500    263,683
*   Shobunsha Publications, Inc......................................   2,300      8,655
#   Shoei Co., Ltd...................................................   4,400    191,531
#   Shoei Foods Corp.................................................   4,100    120,426
    Shofu, Inc.......................................................   5,000     78,786
*   Shoko Co., Ltd...................................................   2,500     14,968
    Showa Corp.......................................................  38,400    802,354
    Showa Denko K.K..................................................  62,800  1,761,975
    Showa Sangyo Co., Ltd............................................   6,200    180,064
    Showa Shinku Co., Ltd............................................   2,000     26,901
    Sigma Koki Co., Ltd..............................................   1,100     13,456
#   SIGMAXYZ, Inc....................................................   4,600     62,609
#   Siix Corp........................................................  20,000    303,234
    Sinanen Holdings Co., Ltd........................................   3,200     58,352
    Sinfonia Technology Co., Ltd.....................................  13,800    169,503
    Sinko Industries, Ltd............................................   5,800     98,228

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Sintokogio, Ltd..................................................  16,300 $   157,238
#   SK-Electronics Co., Ltd..........................................   5,500     111,616
    SKY Perfect JSAT Holdings, Inc...................................  61,300     253,169
    Skylark Holdings Co., Ltd........................................  60,800   1,103,527
    SMC Corp.........................................................   1,200     518,449
    SMK Corp.........................................................   1,799      51,899
    SMS Co., Ltd.....................................................  20,800     509,948
    Snow Peak, Inc...................................................   1,300      12,873
    SNT Corp.........................................................  13,900      55,524
    Soda Nikka Co., Ltd..............................................   8,400      52,248
    Sodick Co., Ltd..................................................  27,400     236,979
    SoftBank Group Corp.............................................. 273,944  10,537,641
#   Softbrain Co., Ltd...............................................  18,000      92,657
    Softcreate Holdings Corp.........................................   3,200      55,858
#   Software Service, Inc............................................     700      75,466
    Sogo Medical Holdings Co., Ltd...................................  10,400     180,094
    Sohgo Security Services Co., Ltd.................................   7,000     380,225
    Sojitz Corp...................................................... 338,500   1,065,442
    Soken Chemical & Engineering Co., Ltd............................   3,000      34,148
    Solasto Corp.....................................................  15,200     173,002
    Soliton Systems K.K..............................................   3,100      27,916
    Sompo Holdings, Inc..............................................  23,800     935,485
    Sony Corp........................................................ 104,000   6,330,391
    Sony Corp., Sponsored ADR........................................   9,300     565,719
    Sony Financial Holdings, Inc.....................................  14,600     314,096
    Sotetsu Holdings, Inc............................................  12,700     337,443
    Sotoh Co., Ltd...................................................   1,600      14,699
    Space Co., Ltd...................................................   2,550      29,543
    Space Value Holdings Co., Ltd....................................  17,400      83,340
    Sparx Group Co., Ltd.............................................  61,900     152,266
    SPK Corp.........................................................   1,800      47,061
    S-Pool, Inc......................................................   6,500      39,081
    Square Enix Holdings Co., Ltd....................................   7,400     352,153
    SRA Holdings.....................................................   5,500     133,356
    St Marc Holdings Co., Ltd........................................   9,200     205,226
    Stanley Electric Co., Ltd........................................  32,500     899,381
    Star Mica Holdings Co., Ltd......................................   5,500      99,503
    Star Micronics Co., Ltd..........................................  20,800     319,100
    Starts Corp., Inc................................................  24,100     621,542
    Starzen Co., Ltd.................................................   2,800     118,024
    St-Care Holding Corp.............................................   8,200      39,733
    Stella Chemifa Corp..............................................   4,300     125,110
    Step Co., Ltd....................................................   1,700      22,319
    Strike Co., Ltd..................................................   2,500      89,577
    Studio Alice Co., Ltd............................................   6,800     121,757
#*  Studio Atao Co., Ltd.............................................   1,600       9,179
    Subaru Corp......................................................  56,700   1,624,881
    Subaru Enterprise Co., Ltd.......................................     600      40,180
    Sugi Holdings Co., Ltd...........................................   4,800     266,435
    Sugimoto & Co., Ltd..............................................   4,500      84,418
    SUMCO Corp....................................................... 115,900   1,925,199
    Sumida Corp......................................................  18,600     207,845
    Suminoe Textile Co., Ltd.........................................   2,300      63,477
    Sumiseki Holdings, Inc...........................................  15,700      20,075
    Sumitomo Bakelite Co., Ltd.......................................  10,200     422,947
    Sumitomo Chemical Co., Ltd....................................... 388,000   1,774,859
    Sumitomo Corp....................................................  86,100   1,398,470
    Sumitomo Dainippon Pharma Co., Ltd...............................  11,700     204,202
    Sumitomo Densetsu Co., Ltd.......................................   7,100     148,266

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sumitomo Electric Industries, Ltd................................ 116,500 $1,597,652
    Sumitomo Forestry Co., Ltd.......................................  84,700  1,229,381
    Sumitomo Heavy Industries, Ltd...................................  44,000  1,366,729
    Sumitomo Metal Mining Co., Ltd...................................  33,700  1,127,254
    Sumitomo Mitsui Construction Co., Ltd............................ 110,620    627,785
    Sumitomo Mitsui Financial Group, Inc............................. 100,200  3,557,417
    Sumitomo Mitsui Trust Holdings, Inc..............................  26,500    965,803
    Sumitomo Osaka Cement Co., Ltd...................................  16,700    728,988
*   Sumitomo Precision Products Co., Ltd.............................   1,100     35,979
    Sumitomo Realty & Development Co., Ltd...........................  25,600    929,235
    Sumitomo Riko Co., Ltd...........................................  23,700    206,220
    Sumitomo Rubber Industries, Ltd.................................. 131,095  1,737,503
    Sumitomo Seika Chemicals Co., Ltd................................   5,100    162,341
    Sumitomo Warehouse Co., Ltd. (The)...............................  24,600    333,392
    Sun Frontier Fudousan Co., Ltd...................................  22,700    276,190
    Suncall Corp.....................................................   4,300     19,310
    Sundrug Co., Ltd.................................................  20,300    671,741
    Suntory Beverage & Food, Ltd.....................................  10,000    427,508
    Sun-Wa Technos Corp..............................................   5,500     53,760
*   Suruga Bank, Ltd.................................................  44,100    191,667
    Sushiro Global Holdings, Ltd.....................................   4,400    302,513
    Suzuken Co., Ltd.................................................   6,670    356,137
    Suzuki Co., Ltd..................................................   6,500     47,162
    Suzuki Motor Corp................................................  31,600  1,491,966
    SWCC Showa Holdings Co., Ltd.....................................  14,200    123,265
    Sysmex Corp......................................................  15,900  1,037,444
    System Information Co., Ltd......................................   2,800     25,293
    System Research Co., Ltd.........................................   1,600     29,027
    Systemsoft Corp..................................................  10,400     11,283
    Systena Corp.....................................................  21,300    306,066
    Syuppin Co., Ltd.................................................   5,100     44,119
    T Hasegawa Co., Ltd..............................................  12,000    223,641
    T RAD Co., Ltd...................................................   4,400     85,928
    T&D Holdings, Inc................................................  84,400    940,025
    T&K Toka Co., Ltd................................................   7,600     72,834
    Tachibana Eletech Co., Ltd.......................................   6,980    116,823
#   Tachikawa Corp...................................................   4,700     61,638
    Tachi-S Co., Ltd.................................................  12,300    163,363
#   Tadano, Ltd......................................................  39,300    356,225
    Taihei Dengyo Kaisha, Ltd........................................   6,700    158,080
    Taiheiyo Cement Corp.............................................  49,500  1,400,304
    Taiheiyo Kouhatsu, Inc...........................................   4,300     33,116
    Taiho Kogyo Co., Ltd.............................................   7,500     59,989
    Taikisha, Ltd....................................................   5,600    181,150
    Taiko Bank, Ltd. (The)...........................................   3,600     57,947
    Taisei Corp......................................................  53,700  2,117,574
    Taisei Lamick Co., Ltd...........................................   1,700     46,274
    Taisei Oncho Co., Ltd............................................   1,400     24,956
    Taisho Pharmaceutical Holdings Co., Ltd..........................   3,400    241,993
    Taiyo Holdings Co., Ltd..........................................   5,000    181,202
    Taiyo Nippon Sanso Corp..........................................  33,900    793,589
#   Taiyo Yuden Co., Ltd.............................................  54,000  1,428,080
#   Takachiho Koheki Co., Ltd........................................   2,500     26,294
    Takamatsu Construction Group Co., Ltd............................   4,400    105,878
#   Takamatsu Machinery Co., Ltd.....................................   1,100      8,800
    Takamiya Co., Ltd................................................  13,500     87,895
    Takano Co., Ltd..................................................   5,000     37,410
    Takaoka Toko Co., Ltd............................................   4,200     47,654
    Takara Bio, Inc..................................................   2,300     46,904

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Takara Holdings, Inc.............................................   4,400 $   43,677
    Takara Leben Co., Ltd............................................  56,100    238,830
    Takara Printing Co., Ltd.........................................   1,000     16,125
    Takara Standard Co., Ltd.........................................  14,400    252,550
    Takasago International Corp......................................   6,300    158,106
    Takasago Thermal Engineering Co., Ltd............................   8,200    148,349
    Takashima & Co., Ltd.............................................   1,700     27,383
    Takashimaya Co., Ltd.............................................  61,400    712,732
    Take And Give Needs Co., Ltd.....................................   6,700     77,789
    TAKEBISHI Corp...................................................   3,200     42,371
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR....................   3,700     66,489
    Takeda Pharmaceutical Co., Ltd...................................  62,653  2,263,844
    Takeei Corp......................................................   9,800    113,796
#   Takemoto Yohki Co., Ltd..........................................   3,800     36,214
    Takeuchi Manufacturing Co., Ltd..................................  18,700    292,212
    Takihyo Co., Ltd.................................................   1,900     33,379
    Takisawa Machine Tool Co., Ltd...................................   2,200     27,363
    Takuma Co., Ltd..................................................  19,100    227,288
    Tama Home Co., Ltd...............................................  11,900    207,826
    Tamron Co., Ltd..................................................   4,200     91,716
    Tamura Corp......................................................  30,000    171,814
    Tanabe Engineering Corp..........................................   1,500     10,734
    Tanseisha Co., Ltd...............................................  15,050    158,214
*   Tateru, Inc......................................................   6,600     13,157
    Tatsuta Electric Wire and Cable Co., Ltd.........................  16,300     89,385
    Tayca Corp.......................................................   6,000    118,361
    Tazmo Co., Ltd...................................................   3,900     46,371
    Tbk Co., Ltd.....................................................   7,400     30,966
#   TDC Soft, Inc....................................................   8,600     70,935
    TDK Corp.........................................................  31,600  3,118,090
    Tear Corp........................................................   3,400     18,854
    TechMatrix Corp..................................................   7,000    156,699
    Techno Ryowa, Ltd................................................   1,900     13,980
    Techno Smart Corp................................................     800      8,096
    TechnoPro Holdings, Inc..........................................  11,500    707,318
    Tecnos Japan, Inc................................................   3,200     15,972
    Teijin, Ltd...................................................... 121,400  2,432,654
    Teikoku Electric Manufacturing Co., Ltd..........................   6,400     74,682
    Teikoku Sen-I Co., Ltd...........................................   4,500     82,801
    Teikoku Tsushin Kogyo Co., Ltd...................................   3,200     35,705
    Tekken Corp......................................................   5,200    139,415
#   Temairazu, Inc...................................................     700     29,808
    Tenma Corp.......................................................   6,600    120,638
    Tenox Corp.......................................................   1,200      9,390
    Tenpos Holdings Co., Ltd.........................................   1,100     22,261
    Teraoka Seisakusho Co., Ltd......................................   1,600      7,395
    Terasaki Electric Co., Ltd.......................................   1,100      9,458
    Terumo Corp......................................................  40,900  1,334,842
    T-Gaia Corp......................................................   5,800    139,487
    THK Co., Ltd.....................................................  27,100    779,268
#   Tigers Polymer Corp..............................................   4,400     25,591
    TIS, Inc.........................................................  17,900  1,085,340
    TKC Corp.........................................................   5,200    219,055
    Toa Corp.........................................................   6,700     76,989
    Toa Corp.........................................................   6,900     92,828
    Toa Oil Co., Ltd.................................................   4,100     94,061
    TOA ROAD Corp....................................................   2,300     76,123
    Toagosei Co., Ltd................................................  51,400    569,706
    Toba, Inc........................................................     400     11,000

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Tobishima Corp...................................................  12,310 $  165,080
    Tobu Railway Co., Ltd............................................  16,800    560,614
    TOC Co., Ltd.....................................................  17,100    124,196
    Tocalo Co., Ltd..................................................  40,500    399,276
    Tochigi Bank, Ltd. (The).........................................  50,000    104,989
    Toda Corp........................................................  74,500    465,367
#   Toda Kogyo Corp..................................................   2,200     45,609
    Toei Animation Co., Ltd..........................................   4,700    219,261
    Toei Co., Ltd....................................................   2,500    346,185
#   Toell Co., Ltd...................................................   1,900     13,553
    Toenec Corp......................................................   3,700    120,701
#   Togami Electric Manufacturing Co., Ltd...........................     999     16,357
    Toho Bank, Ltd. (The)............................................  79,800    195,340
    Toho Co., Ltd....................................................   1,400     56,540
    Toho Co., Ltd....................................................   3,200     51,619
    Toho Gas Co., Ltd................................................   9,400    366,116
    Toho Holdings Co., Ltd...........................................  22,200    563,046
#   Toho Titanium Co., Ltd...........................................  16,000    131,754
    Toho Zinc Co., Ltd...............................................   7,400    150,165
    Tohoku Bank, Ltd. (The)..........................................   4,300     39,779
    Tohoku Electric Power Co., Inc...................................  38,400    394,667
    Tohoku Steel Co., Ltd............................................   1,200     15,875
#   Tohto Suisan Co., Ltd............................................     600     14,647
    Tokai Carbon Co., Ltd............................................  73,000    737,218
    Tokai Corp.......................................................   5,200    121,021
    TOKAI Holdings Corp..............................................  56,900    558,044
    Tokai Rika Co., Ltd..............................................  36,000    694,810
#   Tokai Tokyo Financial Holdings, Inc..............................  97,200    253,453
    Token Corp.......................................................   5,200    333,480
    Tokio Marine Holdings, Inc.......................................  35,200  1,903,109
    Tokushu Tokai Paper Co., Ltd.....................................   4,100    154,158
    Tokuyama Corp....................................................  44,100  1,178,087
*   Tokyo Base Co., Ltd..............................................   5,400     36,604
    Tokyo Broadcasting System Holdings, Inc..........................  11,100    176,994
    Tokyo Century Corp...............................................  13,800    637,226
    Tokyo Dome Corp..................................................  38,600    340,440
*   Tokyo Electric Power Co. Holdings, Inc........................... 133,800    619,647
    Tokyo Electron Device, Ltd.......................................   3,500     66,955
    Tokyo Electron, Ltd..............................................  14,800  2,998,459
    Tokyo Energy & Systems, Inc......................................  10,400     96,978
    Tokyo Gas Co., Ltd...............................................  21,000    512,631
    Tokyo Individualized Educational Institute, Inc..................   6,100     44,495
    Tokyo Keiki, Inc.................................................   4,900     43,127
    Tokyo Kiraboshi Financial Group, Inc.............................  12,200    171,827
    Tokyo Ohka Kogyo Co., Ltd........................................   8,000    316,827
    Tokyo Printing Ink Manufacturing Co., Ltd........................     500     11,144
    Tokyo Rakutenchi Co., Ltd........................................     700     37,732
    Tokyo Rope Manufacturing Co., Ltd................................   5,600     59,336
    Tokyo Sangyo Co., Ltd............................................   7,700     40,138
    Tokyo Seimitsu Co., Ltd..........................................  13,500    433,608
    Tokyo Steel Manufacturing Co., Ltd...............................  13,900    111,905
    Tokyo Tatemono Co., Ltd..........................................  60,800    865,031
    Tokyo Tekko Co., Ltd.............................................   4,000     58,514
#   Tokyo Theatres Co., Inc..........................................   3,400     43,884
    Tokyotokeiba Co., Ltd............................................   5,200    164,200
    Tokyu Construction Co., Ltd......................................  59,000    467,303
    Tokyu Corp.......................................................  28,100    531,472
    Tokyu Fudosan Holdings Corp...................................... 250,000  1,658,225
    Tokyu Recreation Co., Ltd........................................   1,000     46,632

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Toli Corp........................................................  17,400 $   46,960
    Tomato Bank, Ltd.................................................   3,000     29,594
    Tomen Devices Corp...............................................   1,300     31,815
    Tomoe Corp.......................................................   9,200     35,749
    Tomoe Engineering Co., Ltd.......................................   3,200     69,649
    Tomoegawa Co., Ltd...............................................   1,600     14,266
    Tomoku Co., Ltd..................................................   4,500     72,111
    TOMONY Holdings, Inc.............................................  63,900    222,488
    Tomy Co., Ltd....................................................  55,300    599,688
    Tonami Holdings Co., Ltd.........................................   2,400    110,756
    Topcon Corp......................................................  41,000    565,331
    Toppan Forms Co., Ltd............................................  20,800    207,913
    Toppan Printing Co., Ltd.........................................  39,520    730,935
    Topre Corp.......................................................  20,500    355,730
    Topy Industries, Ltd.............................................   6,000    122,655
    Toray Industries, Inc............................................ 152,000  1,074,205
#   Torex Semiconductor, Ltd.........................................   2,800     37,462
    Toridoll Holdings Corp...........................................  11,800    269,489
#   Torigoe Co., Ltd. (The)..........................................   6,600     56,917
    Torii Pharmaceutical Co., Ltd....................................   6,300    168,117
    Torikizoku Co., Ltd..............................................   1,700     31,408
    Torishima Pump Manufacturing Co., Ltd............................   8,500     80,940
    Tosei Corp.......................................................  18,900    238,400
    Toshiba Corp.....................................................  10,800    369,319
    Toshiba Machine Co., Ltd.........................................   8,700    194,683
    Toshiba Plant Systems & Services Corp............................   3,100     60,570
    Toshiba TEC Corp.................................................  17,000    613,114
    Tosho Co., Ltd...................................................   5,300    108,240
    Tosoh Corp.......................................................  89,200  1,221,371
    Totech Corp......................................................   1,300     28,294
    Totetsu Kogyo Co., Ltd...........................................   8,800    274,348
    TOTO, Ltd........................................................  13,399    547,025
    Totoku Electric Co., Ltd.........................................   1,400     28,286
    Tottori Bank, Ltd. (The).........................................   4,100     53,812
    Toukei Computer Co., Ltd.........................................     500     15,277
    Tow Co., Ltd.....................................................   8,600     61,327
    Towa Bank, Ltd. (The)............................................  14,000    118,873
    Towa Corp........................................................   8,500     83,591
    Towa Pharmaceutical Co., Ltd.....................................  16,200    415,413
    Toyo Construction Co., Ltd.......................................  45,200    212,386
    Toyo Corp........................................................   9,100     93,753
    Toyo Denki Seizo K.K.............................................   3,000     43,377
#*  Toyo Engineering Corp............................................  12,100     77,072
#   Toyo Gosei Co., Ltd..............................................   1,700     48,237
    Toyo Ink SC Holdings Co., Ltd....................................  16,400    399,702
    Toyo Kanetsu K.K.................................................   4,000     75,094
    Toyo Logistics Co., Ltd..........................................  10,200     30,570
    Toyo Machinery & Metal Co., Ltd..................................   6,400     34,479
#   Toyo Securities Co., Ltd.........................................  30,100     47,931
    Toyo Seikan Group Holdings, Ltd..................................  41,900    662,161
    Toyo Suisan Kaisha, Ltd..........................................   4,100    172,630
    Toyo Tanso Co., Ltd..............................................   4,900    115,775
    Toyo Tire Corp...................................................  59,300    827,132
    Toyo Wharf & Warehouse Co., Ltd..................................   2,300     30,197
    Toyobo Co., Ltd..................................................  54,300    733,975
    Toyoda Gosei Co., Ltd............................................  45,700  1,069,138
    Toyota Boshoku Corp..............................................  32,500    477,516
    Toyota Industries Corp...........................................  10,200    612,025
#   Toyota Motor Corp., Sponsored ADR................................  10,100  1,399,355

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Toyota Motor Corp................................................ 316,688 $21,972,093
    Toyota Tsusho Corp...............................................  26,100     900,411
    TPR Co., Ltd.....................................................  13,900     248,839
    Trancom Co., Ltd.................................................   5,200     343,175
    Transaction Co., Ltd.............................................   2,000      17,631
    Treasure Factory Co., Ltd........................................   2,100      22,930
    Trend Micro, Inc.................................................  16,100     812,635
    Tri Chemical Laboratories, Inc...................................   1,700     110,997
#   Trinity Industrial Corp..........................................   2,000      14,189
    Trusco Nakayama Corp.............................................  12,400     299,819
    Trust Tech, Inc..................................................   6,200      78,584
    TS Tech Co., Ltd.................................................  20,100     643,752
    TSI Holdings Co., Ltd............................................  27,900     145,721
    Tsubaki Nakashima Co., Ltd.......................................  23,900     406,830
    Tsubakimoto Chain Co.............................................  12,200     416,824
    Tsubakimoto Kogyo Co., Ltd.......................................   1,000      41,047
    Tsudakoma Corp...................................................   1,400      16,157
#   Tsugami Corp.....................................................  27,600     254,992
    Tsukada Global Holdings, Inc.....................................   9,500      53,367
    Tsukishima Kikai Co., Ltd........................................  12,100     186,381
    Tsukuba Bank, Ltd................................................  43,500      86,661
    Tsukui Corp......................................................  32,700     134,747
    Tsumura & Co.....................................................   9,200     253,363
    Tsuruha Holdings, Inc............................................   4,600     517,447
    Tsurumi Manufacturing Co., Ltd...................................   7,600     149,821
    Tsutsumi Jewelry Co., Ltd........................................   2,700      49,065
#   Tsuzuki Denki Co., Ltd...........................................   1,500      16,751
    TV Asahi Holdings Corp...........................................  11,400     178,056
    Tv Tokyo Holdings Corp...........................................   5,800     120,735
#   TYK Corp.........................................................   8,500      25,033
    UACJ Corp........................................................  20,400     373,688
    Ube Industries, Ltd..............................................  68,700   1,470,947
    Ubicom Holdings, Inc.............................................   1,500      19,626
    Uchida Yoko Co., Ltd.............................................   2,500      98,241
    Ulvac, Inc.......................................................  31,100   1,360,607
    UMC Electronics Co., Ltd.........................................   2,600      11,464
*   Umenohana Co., Ltd...............................................     500      11,713
    Unicharm Corp....................................................  13,800     467,694
    Uniden Holdings Corp.............................................   2,500      45,361
#   UNIMAT Retirement Community Co., Ltd.............................   3,300      47,900
    Union Tool Co....................................................   1,900      60,552
    Unipres Corp.....................................................  25,000     408,892
    United Arrows, Ltd...............................................   7,300     223,155
    United Super Markets Holdings, Inc...............................  26,300     236,562
    UNITED, Inc......................................................   5,100      56,034
*   Unitika, Ltd.....................................................  25,100      78,015
    Universal Entertainment Corp.....................................   6,000     200,219
    Unizo Holdings Co., Ltd..........................................   9,200     424,327
#   Urbanet Corp. Co., Ltd...........................................   6,200      23,440
    Ushio, Inc.......................................................  49,100     733,791
    USS Co., Ltd.....................................................  21,500     416,416
#   UT Group Co., Ltd................................................   7,800     193,749
    Utoc Corp........................................................   5,300      27,363
#   V Technology Co., Ltd............................................   3,500     208,229
    Valor Holdings Co., Ltd..........................................  20,000     341,246
    Valqua, Ltd......................................................   9,400     209,438
    Value HR Co., Ltd................................................     800      24,216
    ValueCommerce Co., Ltd...........................................   5,400      83,080
#*  V-Cube, Inc......................................................   2,200       9,172

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
#*  Vector, Inc...................................................... 10,300 $   96,844
#   Vertex Corp......................................................  2,540     40,074
#*  VIA Holdings, Inc................................................  7,400     45,901
    Village Vanguard Co., Ltd........................................  1,700     17,430
*   Vision, Inc......................................................  5,700     83,592
#*  Visionary Holdings Co., Ltd......................................  3,650     12,654
    Vital KSK Holdings, Inc.......................................... 17,900    182,768
    VT Holdings Co., Ltd............................................. 50,900    227,461
    Wacoal Holdings Corp............................................. 19,300    507,424
    Wacom Co., Ltd................................................... 55,500    206,573
    Wakachiku Construction Co., Ltd..................................  5,600     85,099
    Wakita & Co., Ltd................................................ 15,800    159,706
    Warabeya Nichiyo Holdings Co., Ltd...............................  5,700    100,346
    Waseda Academy Co., Ltd..........................................  1,400     11,446
#   Watahan & Co., Ltd...............................................  4,300     82,039
    WATAMI Co., Ltd..................................................  7,200     93,909
    Watts Co., Ltd...................................................  4,800     27,228
    Wavelock Holdings Co., Ltd.......................................  2,200     17,932
    WDB Holdings Co., Ltd............................................  2,700     68,628
    Weathernews, Inc.................................................  1,500     47,368
    Welcia Holdings Co., Ltd.........................................  6,100    350,507
    West Holdings Corp............................................... 11,000    162,466
    West Japan Railway Co............................................  6,900    599,543
    Will Group, Inc..................................................  6,900     63,219
    WIN-Partners Co., Ltd............................................  5,300     69,315
    Wood One Co., Ltd................................................  3,200     33,921
#   Workman Co., Ltd.................................................  1,600    113,247
    World Holdings Co., Ltd..........................................  4,300     72,025
    Wowow, Inc.......................................................  3,000     72,158
    Xebio Holdings Co., Ltd..........................................  9,900    110,944
    YAC Holdings Co., Ltd............................................  2,400     18,581
    Yachiyo Industry Co., Ltd........................................  2,600     15,676
    Yagi & Co., Ltd..................................................  1,400     20,721
    Yahagi Construction Co., Ltd..................................... 10,400     73,794
    Yaizu Suisankagaku Industry Co., Ltd.............................  1,500     14,311
    Yakult Honsha Co., Ltd...........................................  4,000    229,239
    YAKUODO Holdings Co., Ltd........................................  3,300     79,560
    YAMABIKO Corp.................................................... 14,000    158,930
    YAMADA Consulting Group Co., Ltd.................................  4,000     72,113
    Yamada Denki Co., Ltd............................................ 74,188    358,586
    Yamagata Bank, Ltd. (The)........................................ 10,900    153,805
    Yamaguchi Financial Group, Inc................................... 83,400    585,159
    Yamaha Corp......................................................  2,500    116,423
    Yamaha Motor Co., Ltd............................................ 96,700  1,892,702
#*  Yamaha Motor Robotics Holdings Co., Ltd..........................  6,900     38,363
    Yamaichi Electronics Co., Ltd.................................... 14,500    196,000
#   YA-MAN, Ltd......................................................  8,700     56,277
    Yamanashi Chuo Bank, Ltd. (The).................................. 11,800    117,758
    Yamashina Corp................................................... 25,000     16,156
    Yamatane Corp....................................................  3,200     41,839
    Yamato Corp......................................................  7,100     48,089
    Yamato Holdings Co., Ltd......................................... 41,500    696,063
    Yamato International, Inc........................................  5,400     19,421
    Yamato Kogyo Co., Ltd............................................ 16,800    435,820
    Yamaura Corp.....................................................  2,400     19,380
    Yamaya Corp......................................................  1,800     35,013
    Yamazaki Baking Co., Ltd......................................... 33,500    571,131
    Yamazawa Co., Ltd................................................  1,300     19,898
    Yamazen Corp..................................................... 15,500    143,109

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
JAPAN -- (Continued)
    Yaoko Co., Ltd...................................................     8,800 $    410,443
    Yashima Denki Co., Ltd...........................................     3,000       24,647
    Yaskawa Electric Corp............................................    27,200    1,034,626
    Yasuda Logistics Corp............................................     6,700       60,029
    Yasunaga Corp....................................................     4,500       56,880
    Yellow Hat, Ltd..................................................    15,300      249,091
    Yodogawa Steel Works, Ltd........................................     8,100      152,944
    Yokogawa Bridge Holdings Corp....................................    14,000      256,298
    Yokogawa Electric Corp...........................................    21,900      401,272
    Yokohama Reito Co., Ltd..........................................    21,300      211,292
    Yokohama Rubber Co., Ltd. (The)..................................    83,400    1,862,758
#   Yokowo Co., Ltd..................................................     8,200      236,258
    Yomeishu Seizo Co., Ltd..........................................     3,500       63,662
    Yomiuri Land Co., Ltd............................................     2,199       94,218
    Yondenko Corp....................................................     1,700       43,510
#   Yondoshi Holdings, Inc...........................................     4,600      112,007
    Yorozu Corp......................................................     9,900      126,521
    Yoshinoya Holdings Co., Ltd......................................     3,000       69,760
    Yossix Co., Ltd..................................................       700       19,427
    Yotai Refractories Co., Ltd......................................    10,600       71,350
    Yuasa Trading Co., Ltd...........................................     7,100      220,262
    Yuken Kogyo Co., Ltd.............................................     1,100       17,486
#   Yume No Machi Souzou Iinkai Co., Ltd.............................     6,100       56,095
#   Yumeshin Holdings Co., Ltd.......................................    15,700      139,905
    Yurtec Corp......................................................    15,000       92,750
    Yushiro Chemical Industry Co., Ltd...............................     3,700       48,759
    Z Holdings Corp..................................................   140,000      431,020
    Zaoh Co., Ltd....................................................     1,100       15,045
    Zenitaka Corp. (The).............................................     1,000       39,366
    Zenkoku Hosho Co., Ltd...........................................    15,900      663,809
    Zenrin Co., Ltd..................................................    12,400      224,571
#   Zensho Holdings Co., Ltd.........................................    19,300      408,207
    Zeon Corp........................................................    90,900    1,035,505
    ZIGExN Co., Ltd..................................................    15,800       84,721
#   ZOZO, Inc........................................................    26,400      614,933
#   Zuiko Corp.......................................................     1,100       33,994
    Zuken, Inc.......................................................     3,700       78,386
                                                                                ------------
TOTAL JAPAN..........................................................            656,469,930
                                                                                ------------
MALAYSIA -- (0.6%)...................................................
    Duopharma Biotech Bhd............................................   115,739       37,097
#   7-Eleven Malaysia Holdings Bhd, Class B..........................   134,004       45,203
    Aeon Co. M Bhd...................................................   303,900      120,571
    AEON Credit Service M Bhd........................................    49,149      179,928
    AFFIN Bank Bhd...................................................   118,570       55,016
    AirAsia Group Bhd................................................   909,500      415,245
*   AirAsia X Bhd....................................................   882,200       35,814
    Alliance Bank Malaysia Bhd.......................................   373,600      257,110
    AMMB Holdings Bhd................................................   421,600      402,149
#   Ann Joo Resources Bhd............................................   119,300       31,926
    Astro Malaysia Holdings Bhd......................................   298,900       96,595
    ATA IMS Bhd......................................................    99,600       36,854
    Axiata Group Bhd.................................................   425,055      436,898
    Batu Kawan Bhd...................................................     7,200       26,872
#*  Berjaya Assets Bhd...............................................   176,800       12,473
#*  Berjaya Corp. Bhd................................................ 1,139,136       65,357
    Berjaya Food Bhd.................................................    35,000       12,469
*   Berjaya Land Bhd.................................................   333,000       15,907
    Berjaya Sports Toto Bhd..........................................   346,206      219,431

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
MALAYSIA -- (Continued)
*   Bermaz Auto Bhd..................................................   285,700 $155,786
    BIMB Holdings Bhd................................................   133,900  136,146
#   Boustead Holdings Bhd............................................   152,600   36,478
#   Boustead Plantations Bhd.........................................   196,420   28,505
#   British American Tobacco Malaysia Bhd............................    38,700  174,226
#*  Bumi Armada Bhd.................................................. 1,207,700  129,742
    Bursa Malaysia Bhd...............................................   173,650  251,237
    CAB Cakaran Corp. Bhd............................................   141,300   16,332
    Cahya Mata Sarawak Bhd...........................................   181,200  104,812
    Carlsberg Brewery Malaysia Bhd, Class B..........................    40,300  267,497
    CB Industrial Product Holding Bhd................................    88,300   16,891
    CIMB Group Holdings Bhd..........................................   465,036  583,630
    CJ Century Logistics Holdings Bhd, Class B.......................    80,400    7,111
    Cypark Resources Bhd.............................................    54,200   18,135
    D&O Green Technologies Bhd.......................................   241,100   43,167
    Dagang NeXchange Bhd.............................................   236,200   15,781
#   Datasonic Group Bhd..............................................   257,500   70,087
*   Dayang Enterprise Holdings Bhd...................................   114,000   53,043
    Dialog Group Bhd.................................................   178,600  148,612
    DiGi.Com Bhd.....................................................   250,200  280,987
#   DRB-Hicom Bhd....................................................   381,000  230,283
    Dutch Lady Milk Industries Bhd...................................     4,500   62,593
    Eastern & Oriental Bhd...........................................   318,375   49,491
#*  Eco World Development Group Bhd..................................   443,900   68,981
#*  Eco World International Bhd......................................    84,700   14,986
#   Ekovest BHD......................................................   528,900   96,522
    Engtex Group Bhd.................................................    99,700   14,424
    Evergreen Fibreboard Bhd.........................................    78,450    5,711
    Excel Force MSC Bhd..............................................   136,400   19,849
#*  FGV Holdings Bhd.................................................   890,600  234,004
    Fraser & Neave Holdings Bhd......................................    24,500  202,610
#   Frontken Corp. Bhd...............................................   331,900  151,211
    Gabungan AQRS Bhd................................................   101,592   31,285
    Gadang Holdings Bhd..............................................   266,950   43,724
    Gamuda Bhd.......................................................   356,400  318,691
    Gas Malaysia Bhd.................................................    64,000   42,860
    Genting Bhd......................................................   464,500  645,242
    Genting Malaysia Bhd.............................................   356,100  273,124
#   Genting Plantations Bhd..........................................    26,200   62,098
#   George Kent Malaysia Bhd.........................................   206,750   50,845
    Globetronics Technology Bhd......................................   172,866   85,494
    Guan Chong Bhd...................................................    45,900   53,708
    Hai-O Enterprise Bhd.............................................    71,300   39,896
    HAP Seng Consolidated Bhd........................................    51,400  122,750
    Hartalega Holdings Bhd...........................................   172,200  216,628
    Heineken Malaysia Bhd............................................    36,100  220,519
#*  Hengyuan Refining Co. Bhd........................................    64,400   65,923
    HeveaBoard Bhd...................................................   130,500   17,294
    Hiap Teck Venture Bhd............................................   299,100   14,271
*   Hibiscus Petroleum Bhd...........................................   181,200   40,692
    Hong Leong Bank Bhd..............................................    17,780   73,211
    Hong Leong Financial Group Bhd...................................    42,578  177,445
#   Hong Leong Industries Bhd........................................    19,300   49,854
*   HSS Engineers Bhd................................................    70,500   13,642
    Hup Seng Industries Bhd..........................................    13,200    2,890
    IHH Healthcare Bhd...............................................    36,800   50,154
    IJM Corp. Bhd....................................................   732,200  376,456
    Inari Amertron Bhd...............................................   713,325  335,316
    Insas Bhd........................................................   185,000   37,799

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
MALAYSIA -- (Continued)
    IOI Corp. Bhd....................................................    83,000 $ 86,628
    IOI Properties Group Bhd.........................................   379,625   94,361
*   Iris Corp. Bhd...................................................   499,300   17,326
*   Iskandar Waterfront City Bhd.....................................   224,600   46,376
#*  JAKS Resources Bhd...............................................   219,300   55,508
    Jaya Tiasa Holdings Bhd..........................................   210,000   27,115
    Kerjaya Prospek Group Bhd........................................   104,940   33,358
*   KNM Group Bhd.................................................... 1,052,620  114,232
    Kossan Rubber Industries.........................................   167,800  166,537
    KPJ Healthcare Bhd...............................................   463,600  102,010
*   KSL Holdings Bhd.................................................   135,319   24,929
    Kuala Lumpur Kepong Bhd..........................................    26,600  137,917
    Land & General Bhd...............................................   399,300   13,840
    LBS Bina Group Bhd...............................................   255,180   30,199
    Lii Hen Industries Bhd...........................................    74,300   54,329
    Lingkaran Trans Kota Holdings Bhd................................    42,500   46,904
*   Lion Industries Corp. Bhd........................................    95,700    8,793
    Lotte Chemical Titan Holding Bhd.................................    32,000   18,976
    LPI Capital Bhd..................................................    40,440  147,848
    Magni-Tech Industries Bhd........................................   167,200  101,610
    Magnum Bhd.......................................................   251,500  168,401
#   Mah Sing Group Bhd...............................................   553,875  100,684
    Malakoff Corp. Bhd...............................................   281,900   57,656
    Malayan Banking Bhd..............................................   179,565  369,263
    Malayan Flour Mills Bhd..........................................   308,600   51,927
    Malaysia Airports Holdings Bhd...................................   214,600  406,172
#   Malaysia Building Society Bhd....................................   704,668  147,444
    Malaysian Pacific Industries Bhd.................................    55,600  142,384
    Malaysian Resources Corp. Bhd....................................   652,100  115,284
    Malton Bhd.......................................................    92,900   10,995
    Matrix Concepts Holdings Bhd.....................................   158,966   71,871
    Maxis Bhd........................................................   156,200  201,129
    MBM Resources BHD................................................    57,700   56,669
*   Media Prima Bhd..................................................   393,500   34,314
#   Mega First Corp. Bhd.............................................    96,500  102,033
    MISC Bhd.........................................................   164,800  328,248
    MKH Bhd..........................................................   100,700   30,573
#   MMC Corp. Bhd....................................................   465,100  112,191
*   MNRB Holdings Bhd................................................   178,360   48,999
#   Muda Holdings Bhd................................................    76,500   28,689
    Muhibbah Engineering M Bhd.......................................   129,500   73,926
#*  Mulpha International Bhd.........................................    39,460   18,778
    My EG Services Bhd...............................................   488,400  132,971
    Nestle Malaysia Bhd..............................................     4,900  169,579
    NTPM Holdings Bhd................................................   104,000   12,435
*   OCK Group Bhd....................................................   171,300   25,521
    Oriental Holdings BHD............................................   127,200  197,819
#   OSK Holdings Bhd.................................................   472,550  107,913
    Padini Holdings Bhd..............................................   116,700  102,490
    Panasonic Manufacturing Malaysia Bhd.............................     2,400   21,645
    Paramount Corp. Bhd..............................................   146,300   44,077
*   Pentamaster Corp. Bhd............................................   109,649  120,676
    Petron Malaysia Refining & Marketing Bhd.........................    47,500   57,463
    Petronas Chemicals Group Bhd.....................................   331,800  592,799
    Petronas Dagangan Bhd............................................    29,500  166,239
    Petronas Gas Bhd.................................................    39,500  157,339
    PIE Industrial Bhd...............................................    20,300    6,593
    Pos Malaysia Bhd.................................................   180,800   66,479
    PPB Group Bhd....................................................    69,820  302,048

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
MALAYSIA -- (Continued)
#   Press Metal Aluminium Holdings Bhd...............................   361,200 $   410,969
    Public Bank Bhd..................................................   358,700   1,740,898
    QL Resources Bhd.................................................   155,350     270,154
    Ranhill Holdings Bhd.............................................    89,400      27,128
    RGB International Bhd............................................   325,257      14,367
    RHB Bank Bhd.....................................................   165,757     228,015
    Sam Engineering & Equipment M Bhd................................    10,100      19,318
    Sapura Energy Bhd................................................ 3,089,700     195,629
    Sarawak Oil Palms Bhd............................................    50,500      28,403
    Scientex Bhd.....................................................   101,200     222,959
    Serba Dinamik Holdings Bhd.......................................   127,200     126,833
    Shangri-La Hotels Malaysia Bhd...................................    17,500      20,951
    Sime Darby Bhd...................................................   343,670     186,342
#   Sime Darby Plantation Bhd........................................   182,670     214,219
#   Sime Darby Property Bhd..........................................   262,670      45,545
    SKP Resources Bhd................................................   409,600     122,413
    SP Setia Bhd Group...............................................   345,879     100,045
    Star Media Group Bhd.............................................    62,900       7,210
*   Sumatec Resources Bhd............................................   822,800         987
    Sunway Bhd.......................................................   378,154     153,718
    Sunway Construction Group Bhd....................................   116,690      54,350
    Supermax Corp. Bhd...............................................   435,000     152,739
    Syarikat Takaful Malaysia Keluarga Bhd...........................   110,800     166,706
    Ta Ann Holdings Bhd..............................................   100,580      57,463
    TA Enterprise Bhd................................................   384,000      56,032
    TA Global Bhd....................................................   228,100      12,834
    Taliworks Corp. Bhd..............................................    68,666      14,941
*   TDM Bhd..........................................................   268,620      11,223
    Telekom Malaysia Bhd.............................................   176,900     158,969
    Tenaga Nasional Bhd..............................................   128,100     424,235
    Thong Guan Industries Bhd........................................    14,600      10,119
    TIME dotCom Bhd..................................................    36,300      79,205
    Top Glove Corp. Bhd..............................................   318,200     331,044
    Tropicana Corp. Bhd..............................................   175,283      34,599
    Tune Protect Group Bhd...........................................   191,000      27,381
#   Uchi Technologies Bhd............................................    83,700      55,255
#   UEM Edgenta Bhd..................................................    74,800      57,098
*   UEM Sunrise Bhd..................................................   699,100     114,423
    UMW Holdings Bhd.................................................   137,700     145,902
    UOA Development Bhd..............................................   283,500     135,564
*   Velesto Energy Bhd............................................... 1,107,073      93,893
    ViTrox Corp. Bhd.................................................    45,900      84,857
#*  Vizione Holdings Bhd.............................................   186,600      37,883
    VS Industry Bhd..................................................   791,024     264,448
#*  Wah Seong Corp. Bhd..............................................   116,300      30,867
*   WCT Holdings Bhd.................................................   357,051      76,441
    Wellcall Holdings Bhd............................................    53,700      14,670
    Westports Holdings Bhd...........................................   170,000     173,909
    Yinson Holdings Bhd..............................................   232,800     384,499
*   YNH Property Bhd.................................................   124,837      77,020
    YTL Corp. Bhd.................................................... 1,227,726     255,287
#   YTL Power International Bhd......................................   234,906      38,524
                                                                                -----------
TOTAL MALAYSIA.......................................................            23,712,591
                                                                                -----------
MEXICO -- (0.7%).....................................................
#   ALEATICA S.A.B. de C.V...........................................     5,854       6,086
    Alfa S.A.B. de C.V., Class A..................................... 1,913,797   1,665,426
    Alpek S.A.B. de C.V..............................................   245,078     264,870
#*  Alsea S.A.B. de C.V..............................................   298,281     793,907

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MEXICO -- (Continued)
    America Movil S.A.B. de C.V...................................... 1,496,439 $1,184,767
    America Movil S.A.B. de C.V., Sponsored ADR, Class L.............    28,021    443,012
    Arca Continental S.A.B. de C.V...................................    49,232    275,176
#*  Axtel S.A.B. de C.V..............................................   499,613     75,059
    Banco del Bajio SA...............................................    47,130     76,147
#   Becle S.A.B. de C.V..............................................    94,151    162,151
    Bolsa Mexicana de Valores S.A.B. de C.V..........................   208,501    456,423
    Cemex S.A.B. de C.V.............................................. 1,744,120    655,524
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................       800     43,984
#   Coca-Cola Femsa S.A.B. de C.V....................................    50,925    280,191
    Consorcio ARA S.A.B. de C.V......................................   379,718     71,259
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR...........     4,146     44,943
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A.......   132,904    143,844
    Corp. Inmobiliaria Vesta S.A.B. de C.V...........................   184,629    310,874
    Credito Real S.A.B. de C.V. SOFOM ER.............................    84,592    104,748
    El Puerto de Liverpool S.A.B. de C.V.............................    31,272    159,331
#*  Elementia S.A.B. de C.V..........................................    21,051      9,630
#*  Empresas ICA S.A.B. de C.V.......................................    42,400        223
    Fomento Economico Mexicano S.A.B. de C.V.........................    39,903    354,691
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........       267     23,768
#*  Genomma Lab Internacional S.A.B. de C.V., Class B................   418,247    442,457
    Gentera S.A.B. de C.V............................................   444,917    439,447
    Gruma S.A.B. de C.V., Class B....................................    72,377    757,350
#*  Grupo Aeromexico S.A.B. de C.V...................................   110,715     85,814
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V...............   152,098  1,055,471
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR.............     1,600    167,216
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........    89,797    941,219
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR..............       500     81,875
#   Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B..........    18,655    305,478
    Grupo Bimbo S.A.B. de C.V., Class A..............................   290,336    541,838
    Grupo Carso S.A.B. de C.V........................................    68,490    228,579
#   Grupo Cementos de Chihuahua S.A.B. de C.V........................    32,420    180,517
    Grupo Comercial Chedraui S.A. de C.V.............................   145,214    203,291
    Grupo Elektra S.A.B. de C.V......................................    12,142    882,096
*   Grupo Famsa S.A.B. de C.V., Class A..............................    60,103     16,903
    Grupo Financiero Banorte S.A.B. de C.V...........................   401,212  2,193,717
    Grupo Financiero Inbursa S.A.B. de C.V...........................   344,293    428,297
#   Grupo Herdez S.A.B. de C.V.......................................   119,801    244,067
*   Grupo Hotelero Santa Fe S.A.B. de C.V............................    60,872     17,309
    Grupo Industrial Saltillo S.A.B. de C.V..........................     7,630      9,511
#   Grupo Lala S.A.B. de C.V.........................................   119,465    117,562
    Grupo Mexico S.A.B. de C.V., Class B.............................   687,634  1,815,555
#   Grupo Rotoplas S.A.B. de C.V.....................................    42,322     39,624
    Grupo Sanborns S.A.B. de C.V.....................................    66,549     79,569
*   Grupo Simec S.A.B. de C.V., Class B..............................    33,392    105,020
    Grupo Televisa S.A.B., Sponsored ADR.............................    14,900    164,645
#   Grupo Televisa S.A.B.............................................   380,998    841,953
*   Grupo Traxion S.A.B. de C.V......................................    22,758     16,267
*   Hoteles City Express S.A.B. de C.V...............................   174,099    149,785
*   Impulsora del Desarrollo y el Empleo en America Latina S.A.B. de
      C.V............................................................    30,799     34,599
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR.................       200     10,768
    Industrias Bachoco S.A.B. de C.V., Class B.......................    96,697    434,713
#*  Industrias CH S.A.B. de C.V., Class B............................    75,560    325,863
#   Industrias Penoles S.A.B. de C.V.................................    48,407    576,510
*   Infraestructura Energetica Nova S.A.B. de C.V....................    36,711    162,214
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A.................   276,689    555,924
#*  La Comer S.A.B. de C.V...........................................   265,377    358,821
    Megacable Holdings S.A.B. de C.V.................................   225,959    927,611
*   Minera Frisco S.A.B. de C.V......................................    76,283     16,378

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
MEXICO -- (Continued)
*   Minera Frisco S.A.B. de C.V., Class A1...........................   129,447 $    27,388
    Nemak S.A.B. de C.V..............................................   357,006     152,182
#   Orbia Advance Corp. S.A.B. de C.V................................   473,286   1,024,491
    Organizacion Cultiba S.A.B. de C.V...............................    15,310       9,340
    Organizacion Soriana S.A.B. de C.V., Class B.....................    50,685      65,239
    Promotora y Operadora de Infraestructura S.A.B. de C.V...........    41,524     383,865
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L........................................................     5,373      34,635
    Qualitas Controladora S.A.B. de C.V..............................    54,504     235,708
    Regional S.A.B. de C.V...........................................   114,430     609,254
#*  Telesites S.A.B. de C.V..........................................   347,607     225,697
#   TV Azteca S.A.B. de C.V..........................................   620,632      26,778
    Unifin Financiera S.A.B. de C.V..................................    53,817      91,483
    Vitro S.A.B. de C.V., Class A....................................    28,118      62,049
    Wal-Mart de Mexico S.A.B. de C.V.................................   186,983     560,371
                                                                                -----------
TOTAL MEXICO.........................................................            27,070,347
                                                                                -----------
NETHERLANDS -- (2.1%)
    Aalberts NV......................................................    60,637   2,443,536
    ABN AMRO Bank NV.................................................    63,979   1,192,572
    Accell Group NV..................................................     8,349     207,391
    Aegon NV.........................................................   503,496   2,184,334
    Aegon NV.........................................................     3,603      15,565
    Akzo Nobel NV....................................................    13,811   1,273,252
*   Altice Europe NV.................................................    53,307     305,012
*   Altice Europe NV, Class B........................................     4,940      28,391
#   AMG Advanced Metallurgical Group NV..............................    22,278     548,118
    Amsterdam Commodities NV.........................................     8,642     186,167
    APERAM SA........................................................    23,992     614,723
    Arcadis NV.......................................................    34,364     679,378
    ArcelorMittal....................................................    87,766   1,304,990
    ASM International NV.............................................    19,901   2,006,454
    ASML Holding NV..................................................     4,870   1,276,497
    ASML Holding NV..................................................    20,610   5,399,202
    ASR Nederland NV.................................................    67,943   2,490,695
*   Basic-Fit NV.....................................................     8,181     250,216
    BE Semiconductor Industries NV...................................    42,901   1,590,461
#*  Beter Bed Holding NV.............................................     7,231      17,892
    Boskalis Westminster.............................................    35,323     777,497
#   Brunel International NV..........................................     5,294      49,025
    Coca-Cola European Partners P.L.C................................    34,750   1,863,612
    Corbion NV.......................................................    37,728   1,089,935
    Flow Traders.....................................................    20,804     489,942
    ForFarmers NV....................................................    23,206     140,793
#*  Fugro NV.........................................................    31,698     287,333
    GrandVision NV...................................................    18,748     573,128
*   Heijmans NV......................................................    12,081      97,829
    Heineken NV......................................................    34,000   3,472,061
#   Hunter Douglas NV................................................     2,176     139,391
    IMCD NV..........................................................    10,389     811,216
    ING Groep NV, Sponsored ADR......................................    38,057     431,186
    ING Groep NV.....................................................   278,989   3,159,128
    Intertrust NV....................................................    17,019     323,980
    Kendrion NV......................................................     8,498     180,540
    Koninklijke Ahold Delhaize NV, Sponsored ADR.....................       876      21,819
    Koninklijke Ahold Delhaize NV....................................   384,495   9,581,630
#   Koninklijke BAM Groep NV.........................................   146,721     372,502
#   Koninklijke DSM NV...............................................    29,762   3,532,390
    Koninklijke KPN NV............................................... 1,095,752   3,401,617
    Koninklijke Philips NV...........................................    34,033   1,493,166

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NETHERLANDS -- (Continued)
#   Koninklijke Philips NV...........................................  39,161 $ 1,719,168
    Koninklijke Vopak NV.............................................  29,677   1,630,325
*   Lucas Bols NV....................................................   2,030      32,248
    Nederland Apparatenfabriek.......................................   2,486     133,477
    NN Group NV......................................................  48,808   1,862,362
*   OCI NV...........................................................  14,303     321,594
    Ordina NV........................................................  39,907      81,536
    PostNL NV........................................................ 173,280     398,132
*   Prosus N.V.......................................................   5,564     383,688
    Randstad NV......................................................  59,385   3,295,680
#   SBM Offshore NV..................................................  91,674   1,580,964
#   SIF Holding NV...................................................   4,117      59,352
    Signify NV.......................................................  39,955   1,170,684
    Sligro Food Group NV.............................................   9,932     252,797
    TKH Group NV.....................................................  25,422   1,303,196
    TomTom NV........................................................  29,599     335,192
#   Unilever NV......................................................  66,112   3,916,475
#   Unilever NV......................................................  32,435   1,917,125
    Van Lanschot Kempen NV...........................................   6,150     141,794
    Wolters Kluwer NV................................................  37,368   2,752,265
                                                                              -----------
TOTAL NETHERLANDS....................................................          79,592,620
                                                                              -----------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd................................................. 106,585     884,907
    Air New Zealand, Ltd............................................. 389,826     705,723
    Auckland International Airport, Ltd..............................  59,383     353,912
*   CBL Corp., Ltd...................................................     591         225
    Chorus, Ltd...................................................... 199,843     679,493
    Contact Energy, Ltd..............................................  95,412     451,261
    EBOS Group, Ltd..................................................  27,731     437,995
    Fisher & Paykel Healthcare Corp., Ltd............................  80,671     989,446
    Fletcher Building, Ltd........................................... 189,279     556,127
    Fletcher Building, Ltd...........................................   2,494       7,312
#*  Fonterra Co-operative Group, Ltd.................................  17,499      46,542
    Freightways, Ltd.................................................  46,720     230,497
    Genesis Energy, Ltd..............................................  97,494     204,811
    Gentrack Group, Ltd..............................................  12,157      39,743
    Hallenstein Glasson Holdings, Ltd................................  20,188      80,012
    Heartland Group Holdings, Ltd.................................... 195,442     205,251
    Infratil, Ltd.................................................... 145,207     458,813
    Investore Property, Ltd..........................................  32,354      40,027
    Kathmandu Holdings, Ltd..........................................  77,163     155,189
    Mainfreight, Ltd.................................................  25,513     657,242
    Mercury NZ, Ltd..................................................  54,040     171,846
    Meridian Energy, Ltd.............................................  55,750     164,334
    Metlifecare, Ltd.................................................  84,170     260,031
*   Metro Performance Glass, Ltd.....................................  22,279       4,720
    NEW Zealand King Salmon Investments, Ltd.........................  10,005      14,652
    New Zealand Refining Co., Ltd. (The).............................  73,105      96,005
    NZME, Ltd........................................................  54,459      13,906
#   NZX, Ltd.........................................................  65,972      54,548
    Oceania Healthcare, Ltd..........................................  84,219      55,611
    Port of Tauranga, Ltd............................................  43,709     187,335
*   Pushpay Holdings, Ltd............................................   6,700      13,493
*   Restaurant Brands New Zealand, Ltd...............................   9,961      76,088
#   Ryman Healthcare, Ltd............................................  41,222     340,698
    Sanford, Ltd.....................................................  10,322      46,984
    Scales Corp., Ltd................................................  37,612     125,984
#   Skellerup Holdings, Ltd..........................................  53,156      78,328

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NEW ZEALAND -- (Continued)
    SKY Network Television, Ltd...................................... 127,131 $    73,471
    SKYCITY Entertainment Group, Ltd................................. 292,557     732,953
    Spark New Zealand, Ltd........................................... 295,490     847,662
    Steel & Tube Holdings, Ltd.......................................  32,029      18,474
    Summerset Group Holdings, Ltd.................................... 108,918     459,023
*   Synlait Milk, Ltd................................................  13,419      80,831
    Tourism Holdings, Ltd............................................  68,779     156,437
*   TOWER, Ltd.......................................................  33,200      14,480
    Trustpower, Ltd..................................................  10,678      57,795
    Turners Automotive Group, Ltd....................................  21,827      35,397
    Vector, Ltd......................................................  29,600      67,496
    Vista Group International, Ltd...................................     245         612
    Warehouse Group, Ltd. (The)......................................   9,300      15,865
    Z Energy, Ltd.................................................... 115,074     395,160
                                                                              -----------
TOTAL NEW ZEALAND....................................................          11,844,747
                                                                              -----------
NORWAY -- (0.6%)
    ABG Sundal Collier Holding ASA................................... 238,000      87,969
*   Adevinta ASA, Class B............................................   5,391      61,665
    AF Gruppen ASA...................................................   6,439     123,916
*   Akastor ASA......................................................  63,364      71,853
    Aker ASA, Class A................................................   1,653      87,835
#   Aker BP ASA......................................................  31,110     862,910
*   Aker Solutions ASA...............................................  52,196     120,513
    American Shipping Co. ASA........................................  15,007      58,567
*   Archer, Ltd......................................................  41,403      15,669
    Atea ASA.........................................................  33,779     426,812
    Austevoll Seafood ASA............................................  40,040     404,327
*   Avance Gas Holding, Ltd..........................................  16,815      76,811
*   Axactor SE.......................................................  56,980     110,411
#   B2Holding ASA....................................................  70,710      62,618
    Bakkafrost P/F...................................................  12,327     771,928
    Bonheur ASA......................................................   8,451     166,950
    Borregaard ASA...................................................  45,826     441,531
    BW LPG, Ltd......................................................  34,399     240,909
*   BW Offshore, Ltd.................................................  55,857     426,612
    DNB ASA..........................................................  71,395   1,299,909
    DNO ASA.......................................................... 359,035     436,308
*   DOF ASA..........................................................  82,284      12,393
    Entra ASA........................................................  18,515     277,265
    Equinor ASA...................................................... 179,214   3,327,230
#   Equinor ASA, Sponsored ADR.......................................   7,404     137,048
    Europris ASA.....................................................  64,160     174,122
#*  FLEX LNG, Ltd....................................................  14,271     132,336
*   Frontline, Ltd...................................................  34,372     361,584
    Gjensidige Forsikring ASA........................................  15,951     298,206
    Grieg Seafood ASA................................................  31,665     388,328
#*  Hexagon Composites ASA...........................................  31,218     105,509
#   Hoegh LNG Holdings, Ltd..........................................  15,351      59,325
*   Kongsberg Automotive ASA......................................... 161,629      84,198
    Kongsberg Gruppen ASA............................................   8,730     128,972
    Kvaerner ASA.....................................................  55,434      70,355
    Leroy Seafood Group ASA..........................................  30,593     205,508
    Mowi ASA.........................................................  40,861     997,497
#*  NEL ASA.......................................................... 114,338      99,136
*   Nordic Nanovector ASA............................................   2,597       5,842
#*  Nordic Semiconductor ASA.........................................  14,137      80,521
    Norsk Hydro ASA.................................................. 246,244     870,118
#   Norway Royal Salmon ASA..........................................   6,701     158,360

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
NORWAY -- (Continued)
#*  Norwegian Air Shuttle ASA........................................    18,574 $    90,302
*   Norwegian Finans Holding ASA.....................................    44,318     428,029
    Norwegian Property ASA...........................................     1,619       2,325
#   Ocean Yield ASA..................................................    28,518     159,466
*   Odfjell Drilling, Ltd............................................    40,392     117,161
    Olav Thon Eiendomsselskap ASA....................................     6,027      95,780
    Orkla ASA........................................................    40,705     391,250
*   Otello Corp. ASA.................................................    56,483      94,860
*   PGS ASA..........................................................   185,906     314,642
*   Prosafe SE.......................................................     9,807       7,685
*   Protector Forsikring ASA.........................................    18,993      95,825
#*  REC Silicon ASA..................................................    72,105      24,169
    Salmar ASA.......................................................    12,528     584,653
    Sbanken ASA......................................................     8,028      57,037
#   Scatec Solar ASA.................................................    21,609     240,395
    Schibsted ASA, Class A...........................................     4,875     143,171
#   Schibsted ASA, Class B...........................................     5,484     153,009
    Selvaag Bolig ASA................................................    14,564      80,347
#   Solon Eiendom ASA................................................     6,828      24,928
    SpareBank 1 SR-Bank ASA..........................................    53,145     566,291
    Stolt-Nielsen, Ltd...............................................    13,146     161,894
    Storebrand ASA...................................................   128,842     910,847
    Subsea 7 SA......................................................    66,288     622,757
#   Telenor ASA......................................................    44,916     840,636
    TGS NOPEC Geophysical Co. ASA....................................    38,099     989,494
    Tomra Systems ASA................................................    29,260     788,653
    Treasure ASA.....................................................    17,251      25,567
    Veidekke ASA.....................................................    38,542     417,942
    Wallenius Wilhelmsen ASA.........................................    26,615      58,057
    Wilh Wilhelmsen Holding ASA, Class A.............................     5,070      78,783
#*  XXL ASA..........................................................    42,028      86,150
    Yara International ASA...........................................     6,934     270,122
                                                                                -----------
TOTAL NORWAY.........................................................            23,252,103
                                                                                -----------
PERU -- (0.0%)
    Cementos Pacasmayo SAA, ADR......................................     1,856      18,086
    Cia de Minas Buenaventura SAA, ADR...............................     1,300      19,942
    Credicorp, Ltd...................................................     1,928     412,669
*   Fossal SAA, ADR..................................................       235         101
    Grana y Montero SAA, Sponsored ADR...............................     5,845      14,379
                                                                                -----------
TOTAL PERU...........................................................               465,177
                                                                                -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc.....................................   123,820     136,293
    Aboitiz Power Corp...............................................   168,700     132,792
*   AC Energy Philippines, Inc.......................................   685,000      37,645
    Alliance Global Group, Inc....................................... 1,032,200     233,248
*   Altus San Nicolas Corp...........................................    16,311       1,665
*   Apex Mining Co., Inc............................................. 1,093,000      24,364
    Ayala Corp.......................................................    11,915     201,736
    Ayala Land, Inc..................................................   458,000     437,678
    Bank of the Philippine Islands...................................    89,166     170,350
    BDO Unibank, Inc.................................................   109,333     333,521
    Belle Corp....................................................... 1,052,000      41,244
    Bloomberry Resorts Corp.......................................... 2,201,400     433,147
    Cebu Air, Inc....................................................   100,610     183,024
*   CEMEX Holdings Philippines, Inc..................................   812,000      40,161
    Century Pacific Food, Inc........................................   276,900      81,723

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
PHILIPPINES -- (Continued)
    Chelsea Logistics and Infrastructure Holdings Corp...............   169,400 $ 22,300
    China Banking Corp...............................................   137,192   68,132
    China Lotsynergy Holdings Ltd....................................   457,000   32,405
    Cosco Capital, Inc...............................................   917,700  124,817
    D&L Industries, Inc..............................................   665,000  111,775
    DMCI Holdings, Inc............................................... 1,630,000  263,346
*   DoubleDragon Properties Corp.....................................   217,800   86,866
    Eagle Cement Corp................................................    82,700   25,258
*   East West Banking Corp...........................................   277,950   68,886
    EEI Corp.........................................................   156,000   31,498
*   Emperador, Inc...................................................   463,900   63,990
    Filinvest Development Corp.......................................    18,400    4,794
    Filinvest Land, Inc.............................................. 5,123,000  161,400
    First Gen Corp...................................................   302,000  147,525
    First Philippine Holdings Corp...................................   115,830  180,089
*   Global Ferronickel Holdings, Inc.................................   459,882   17,026
*   Global-Estate Resorts, Inc.......................................   897,000   22,452
    Globe Telecom, Inc...............................................     7,840  281,805
    GT Capital Holdings, Inc.........................................    17,968  316,278
*   Holcim Philippines, Inc..........................................    18,000    5,170
    Integrated Micro-Electronics, Inc................................   251,445   39,185
    International Container Terminal Services, Inc...................   174,250  407,357
    JG Summit Holdings, Inc..........................................   271,990  408,238
    Jollibee Foods Corp..............................................    93,170  425,726
*   Leisure & Resorts World Corp.....................................   146,000    8,807
    Lopez Holdings Corp..............................................   974,500   82,821
    LT Group, Inc....................................................   432,900  113,800
    MacroAsia Corp...................................................    30,900   12,541
    Manila Electric Co...............................................    16,880  112,579
    Manila Water Co., Inc............................................   335,200  131,061
    Max's Group, Inc.................................................    48,700   12,702
*   Megawide Construction Corp.......................................   384,700  134,098
    Megaworld Corp................................................... 2,645,600  251,648
    Metro Pacific Investments Corp................................... 1,921,500  181,542
    Metro Retail Stores Group, Inc...................................   200,000    9,574
    Metropolitan Bank & Trust Co.....................................   190,416  253,484
    Nickel Asia Corp................................................. 1,050,480   82,936
    Pepsi-Cola Products Philippines, Inc.............................    13,000      435
    Petron Corp...................................................... 1,056,700  104,291
*   Philex Mining Corp...............................................   319,400   22,239
*   Philippine National Bank.........................................   152,272  134,693
    Phoenix Petroleum Philippines, Inc...............................   107,200   23,232
    Pilipinas Shell Petroleum Corp...................................   124,530   83,423
    PLDT, Inc., Sponsored ADR........................................     7,185  149,951
    PLDT, Inc........................................................    21,855  470,308
    Premium Leisure Corp.............................................   952,000   12,562
    Puregold Price Club, Inc.........................................   256,500  206,316
    Rizal Commercial Banking Corp....................................   104,115   52,703
    Robinsons Land Corp..............................................   847,138  424,567
    Robinsons Retail Holdings, Inc...................................    76,680  114,645
    San Miguel Corp..................................................   138,950  457,368
    San Miguel Food and Beverage, Inc................................    60,520  109,764
    Security Bank Corp...............................................   100,340  393,692
    Semirara Mining & Power Corp.....................................   480,080  220,897
    Shakey's Pizza Asia Ventures, Inc................................    84,300   19,086
    SM Investments Corp..............................................     3,865   78,353
    SM Prime Holdings, Inc...........................................   178,400  136,977
    SSI Group, Inc...................................................   522,000   26,532
    STI Education Systems Holdings, Inc..............................   634,000    8,495

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
PHILIPPINES -- (Continued)
    Union Bank Of Philippines........................................    31,730 $    37,602
    Universal Robina Corp............................................    93,000     276,286
    Vista Land & Lifescapes, Inc..................................... 2,071,900     313,938
    Vistamalls, Inc..................................................    88,000       9,681
    Wilcon Depot, Inc................................................   202,200      65,736
                                                                                -----------
TOTAL PHILIPPINES....................................................            11,146,274
                                                                                -----------
POLAND -- (0.3%)
*   Alior Bank SA....................................................    34,611     244,526
    Alumetal SA......................................................       710       6,473
    Amica SA.........................................................     1,111      33,970
*   AmRest Holdings SE...............................................    11,544     142,935
    Asseco Poland SA.................................................    29,205     392,702
    Bank Handlowy w Warszawie SA.....................................     5,654      75,491
*   Bank Millennium SA...............................................   149,913     241,329
    Bank Polska Kasa Opieki SA.......................................     3,546     100,142
*   Boryszew SA......................................................    42,569      47,937
    Budimex SA.......................................................     3,048     105,266
#   CCC SA...........................................................     3,718     108,620
    CD Projekt SA....................................................     3,153     208,141
*   Ciech SA.........................................................    16,074     136,480
    ComArch SA.......................................................       224      10,300
#   Cyfrowy Polsat SA................................................    83,536     605,925
    Develia SA.......................................................    98,398      63,086
*   Dino Polska SA...................................................     9,220     359,303
    Dom Development SA...............................................     1,006      22,332
*   Enea SA..........................................................    88,442     195,439
*   Energa SA........................................................    32,183      51,834
    Eurocash SA......................................................    34,593     198,494
*   Fabryki Mebli Forte SA...........................................     3,906      26,297
    Famur SA.........................................................    99,628      94,407
*   Getin Noble Bank SA..............................................   175,051      13,696
    Globe Trade Centre SA............................................    35,829      88,678
*   Grupa Azoty SA...................................................    15,380     141,336
    Grupa Kety SA....................................................     2,789     223,799
    Grupa Lotos SA...................................................    56,654   1,414,824
    ING Bank Slaski SA...............................................     1,297      65,850
    Inter Cars SA....................................................     1,271      64,681
    Jastrzebska Spolka Weglowa SA....................................    16,946      86,105
    Kernel Holding SA................................................    23,478     260,992
*   KGHM Polska Miedz SA.............................................    51,146   1,121,306
    KRUK SA..........................................................     7,941     301,968
    LPP SA...........................................................       166     354,603
    Lubelski Wegiel Bogdanka SA......................................     4,699      44,544
*   mBank SA.........................................................     1,836     183,566
*   Netia SA.........................................................    26,821      32,314
    Neuca SA.........................................................       757      71,409
*   Orange Polska SA.................................................   179,439     294,014
*   PGE Polska Grupa Energetyczna SA.................................   166,174     356,303
    PKP Cargo SA.....................................................    10,554      66,337
*   Polnord SA.......................................................     8,379       6,647
    Polski Koncern Naftowy Orlen S.A.................................    50,196   1,372,514
    Polskie Gornictwo Naftowe i Gazownictwo SA.......................    53,422      65,817
    Powszechna Kasa Oszczednosci Bank Polski SA......................    15,930     159,059
    Powszechny Zaklad Ubezpieczen SA.................................    28,167     272,575
*   Rafako SA........................................................    16,664       4,557
    Santander Bank Polska SA.........................................     1,042      85,479
    Stalexport Autostrady SA.........................................    18,210      14,603
    Stalprodukt SA...................................................       471      28,133

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
POLAND -- (Continued)
#*  Tauron Polska Energia SA.........................................   443,270 $   191,849
    VRG SA...........................................................    37,269      39,535
    Warsaw Stock Exchange............................................    11,383     115,142
                                                                                -----------
TOTAL POLAND.........................................................            11,013,664
                                                                                -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA....................................................    29,560     180,438
    Banco Comercial Portugues SA, Class R............................ 1,495,316     339,099
    CTT-Correios de Portugal SA......................................    40,367     129,056
    EDP--Energias de Portugal SA.....................................   131,616     542,156
    EDP Renovaveis SA................................................    49,713     567,042
    Galp Energia SGPS SA.............................................    78,831   1,260,884
    Jeronimo Martins SGPS SA.........................................    46,818     786,713
    Mota-Engil SGPS SA...............................................    61,175     135,513
    Navigator Co. SA (The)...........................................   133,317     481,103
    NOS SGPS SA......................................................   178,303   1,060,055
    REN--Redes Energeticas Nacionais SGPS SA.........................   100,326     297,789
    Semapa-Sociedade de Investimento e Gestao........................    15,929     219,377
    Sonae Capital SGPS SA............................................    42,162      33,228
    Sonae SGPS SA....................................................   428,453     432,282
                                                                                -----------
TOTAL PORTUGAL.......................................................             6,464,735
                                                                                -----------
RUSSIA -- (0.3%)
    Etalon Group P.L.C., GDR.........................................    16,911      30,076
    Etalon Group P.L.C., GDR.........................................    24,905      44,331
    Gazprom PJSC, Sponsored ADR......................................   134,073   1,074,843
    Gazprom PJSC, Sponsored ADR......................................    51,104     409,471
    Globaltrans Investment P.L.C., GDR...............................     5,753      49,245
    Globaltrans Investment P.L.C., GDR...............................    14,988     128,147
    Lukoil PJSC, Sponsored ADR.......................................     1,743     160,461
    Lukoil PJSC, Sponsored ADR.......................................    17,589   1,620,879
    Magnitogorsk Iron & Steel Works PJSC, GDR........................    23,655     173,582
    Magnitogorsk Iron & Steel Works PJSC, GDR........................     4,406      32,208
*   Mail.Ru Group, Ltd., GDR.........................................     1,819      38,397
*   Mail.Ru Group, Ltd., GDR.........................................     8,778     186,445
*   Mechel PJSC, Sponsored ADR.......................................    12,930      24,050
    MMC Norilsk Nickel PJSC, ADR.....................................    15,732     436,327
    MMC Norilsk Nickel PJSC, ADR.....................................     9,222     255,847
    Mobile TeleSystems PJSC, Sponsored ADR...........................    33,588     300,613
    Novatek PJSC, GDR................................................       810     173,772
    Novatek PJSC, GDR................................................       491     105,074
    Novolipetsk Steel PJSC, GDR......................................     8,327     163,218
    Novolipetsk Steel PJSC, GDR......................................       932      18,230
    PhosAgro PJSC, GDR...............................................     8,187     103,110
    PhosAgro PJSC, GDR...............................................     1,814      22,820
    Polyus PJSC, GDR.................................................     2,195     129,503
    POLYUS PJSC......................................................     1,496      88,040
    Ros Agro P.L.C., GDR.............................................     2,407      25,729
    Ros Agro P.L.C., GDR.............................................     1,362      14,546
    Rosneft Oil Co. PJSC, GDR........................................    66,419     439,827
    Rosneft Oil Co. PJSC, GDR........................................    21,859     145,272
    Rostelecom PJSC, Sponsored ADR...................................     5,626      41,435
    Rostelecom PJSC, Sponsored ADR...................................     8,039      58,349
    RusHydro PJSC, ADR...............................................    62,793      48,351
    RusHydro PJSC, ADR...............................................   131,916      98,904
    Sberbank of Russia PJSC, Sponsored ADR...........................   158,520   2,334,413
    Severstal PJSC, GDR..............................................     6,022      82,312
    Severstal PJSC, GDR..............................................    13,717     187,374

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
RUSSIA -- (Continued)
    Tatneft PJSC, Sponsored ADR......................................     6,360 $   445,982
    Tatneft PJSC, Sponsored ADR......................................    12,429     866,736
    TMK PJSC, GDR....................................................    21,049      67,988
    TMK PJSC, GDR....................................................     5,570      18,047
    VEON, Ltd........................................................   134,644     323,146
    VTB Bank PJSC, GDR...............................................    67,339      89,503
    VTB Bank PJSC, GDR...............................................   262,918     349,418
    X5 Retail Group NV, GDR..........................................     6,435     215,197
    X5 Retail Group NV, GDR..........................................    17,380     581,535
                                                                                -----------
TOTAL RUSSIA.........................................................            12,202,753
                                                                                -----------
SINGAPORE -- (0.7%)
    Accordia Golf Trust..............................................   345,200     145,817
    AEM Holdings, Ltd................................................    74,800      82,175
    Ascendas India Trust.............................................   246,600     295,239
    Banyan Tree Holdings, Ltd........................................    83,400      27,265
#   Best World International, Ltd....................................    81,000      60,194
    Boustead Projects, Ltd...........................................     3,600       2,502
    Boustead Singapore, Ltd..........................................   164,600      94,248
    BreadTalk Group, Ltd.............................................    61,100      24,003
    Bukit Sembawang Estates, Ltd.....................................    36,100     128,863
    CapitaLand, Ltd..................................................   330,100     872,528
    Centurion Corp., Ltd.............................................    89,000      28,107
    China Aviation Oil Singapore Corp., Ltd..........................   111,500      99,852
#   China Sunsine Chemical Holdings, Ltd.............................   219,500     183,610
    Chip Eng Seng Corp., Ltd.........................................   196,600      88,915
    CITIC Envirotech, Ltd............................................   416,000     105,376
    City Developments, Ltd...........................................    72,300     572,557
    Civmec, Ltd......................................................    80,600      21,286
    ComfortDelGro Corp., Ltd.........................................   430,300     726,639
*   COSCO Shipping International Singapore Co., Ltd..................   135,400      28,798
    CSE Global, Ltd..................................................   110,200      42,527
    Dairy Farm International Holdings, Ltd...........................    37,700     227,230
    DBS Group Holdings, Ltd..........................................   122,175   2,328,762
    Del Monte Pacific, Ltd...........................................   160,100      15,400
    Delfi, Ltd.......................................................     5,000       3,644
    Duty Free International, Ltd.....................................    42,700       4,937
#*  Ezion Holdings, Ltd.............................................. 1,950,350      23,081
#*  Ezra Holdings, Ltd...............................................   799,030       6,068
    Far East Orchard, Ltd............................................    64,900      55,766
    First Resources, Ltd.............................................   199,600     224,132
#   Food Empire Holdings, Ltd........................................   122,200      48,479
    Fraser and Neave, Ltd............................................    42,800      53,792
    Frasers Property, Ltd............................................   112,900     152,718
    Frencken Group, Ltd..............................................   135,900      68,740
    Fu Yu Corp., Ltd.................................................   241,400      39,869
*   Gallant Venture, Ltd.............................................   211,200      18,004
    Genting Singapore, Ltd...........................................   761,300     525,231
    Geo Energy Resources, Ltd........................................   295,000      31,424
    GL, Ltd..........................................................   183,200     106,436
#   Golden Agri-Resources, Ltd....................................... 2,426,600     364,235
    Golden Energy & Resources, Ltd...................................    62,400       7,562
#   Great Eastern Holdings, Ltd......................................     6,300     101,143
    GuocoLand, Ltd...................................................   118,600     175,036
*   Halcyon Agri Corp., Ltd..........................................    27,000       9,020
    Hanwell Holdings, Ltd............................................    81,500      13,733
    Haw Par Corp., Ltd...............................................    13,900     136,870
    Health Management International, Ltd.............................    73,931      39,379
    Hi-P International, Ltd..........................................    69,200      72,892

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SINGAPORE -- (Continued)
    Ho Bee Land, Ltd.................................................    82,800 $  142,321
    Hong Fok Corp., Ltd..............................................   181,500    108,630
*   Hong Leong Asia, Ltd.............................................   126,800     58,161
    Hong Leong Finance, Ltd..........................................    28,200     54,481
    Hongkong Land Holdings, Ltd......................................    75,800    416,399
    Hour Glass, Ltd. (The)...........................................    17,100     10,125
#   Hutchison Port Holdings Trust.................................... 2,014,100    311,986
*   Hyflux, Ltd......................................................   178,500      3,570
    iFAST Corp., Ltd.................................................    43,200     32,053
    Indofood Agri Resources, Ltd.....................................   263,400     62,011
    Japfa, Ltd.......................................................   287,000    103,327
    Jardine Cycle & Carriage, Ltd....................................    12,733    306,129
    k1 Ventures, Ltd.................................................    68,500          0
    Keppel Corp., Ltd................................................   174,500    878,675
    Keppel Infrastructure Trust......................................   776,451    305,553
    KSH Holdings, Ltd................................................    61,200     20,862
    Lian Beng Group, Ltd.............................................   159,300     59,179
    Mandarin Oriental International, Ltd.............................     6,900     11,367
    Metro Holdings, Ltd..............................................   220,500    150,615
#*  Midas Holdings, Ltd..............................................   408,200     10,802
*   mm2 Asia, Ltd....................................................   130,000     21,475
    NetLink NBN Trust................................................   224,900    153,648
#   NSL, Ltd.........................................................    15,200     10,838
    Olam International, Ltd..........................................   201,400    270,470
#   OUE, Ltd.........................................................   153,900    163,927
    Oversea-Chinese Banking Corp., Ltd...............................   346,698  2,787,177
    Oxley Holdings, Ltd..............................................   482,578    120,409
    Pacific Century Regional Developments, Ltd.......................    64,700     15,661
    Pan-United Corp., Ltd............................................    35,125      8,386
    Penguin International, Ltd.......................................    27,800     13,593
    Perennial Real Estate Holdings, Ltd..............................    31,200     12,492
    QAF, Ltd.........................................................    89,800     49,115
*   Raffles Education Corp., Ltd.....................................   210,860     12,380
    Raffles Medical Group, Ltd.......................................   108,456     80,521
    Riverstone Holdings, Ltd.........................................   107,300     76,822
    SATS, Ltd........................................................   112,800    418,315
    SBS Transit, Ltd.................................................    16,700     49,697
#   Sembcorp Industries, Ltd.........................................   597,096  1,002,459
*   Sembcorp Marine, Ltd.............................................    39,300     39,491
    Sheng Siong Group, Ltd...........................................   243,300    209,130
    SIA Engineering Co., Ltd.........................................    25,500     49,998
    SIIC Environment Holdings, Ltd...................................   307,000     50,897
    Sinarmas Land, Ltd...............................................   396,100     65,420
    Sing Holdings, Ltd...............................................    63,900     18,069
    Singapore Airlines, Ltd..........................................   226,300  1,564,132
    Singapore Exchange, Ltd..........................................    97,900    642,766
    Singapore Post, Ltd..............................................   596,700    420,708
#   Singapore Press Holdings, Ltd....................................   600,500    977,250
    Singapore Technologies Engineering, Ltd..........................   132,600    388,431
    Singapore Telecommunications, Ltd................................   436,100  1,056,040
    Singapore Telecommunications, Ltd................................    58,700    142,063
*   Sino Grandness Food Industry Group, Ltd..........................   284,690      9,406
    Stamford Land Corp., Ltd.........................................    26,000      9,362
    StarHub, Ltd.....................................................   194,500    185,855
    Straits Trading Co., Ltd.........................................    20,200     30,721
    Sunningdale Tech, Ltd............................................    80,000     70,526
*   Swiber Holdings, Ltd.............................................    29,250        439
    Tai Sin Electric, Ltd............................................    48,277     12,249
    Thomson Medical Group, Ltd.......................................   267,200     11,374

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SINGAPORE -- (Continued)
    Tuan Sing Holdings, Ltd..........................................   248,136 $    61,018
    UMS Holdings, Ltd................................................   193,500     114,042
    United Engineers, Ltd............................................   176,400     343,726
    United Industrial Corp., Ltd.....................................    29,600      63,061
    United Overseas Bank, Ltd........................................   112,416   2,213,183
    UOB-Kay Hian Holdings, Ltd.......................................    37,557      33,660
    UOL Group, Ltd...................................................   128,600     736,348
    Valuetronics Holdings, Ltd.......................................   220,780     109,291
    Venture Corp., Ltd...............................................    94,900   1,100,804
    Vicom, Ltd.......................................................     9,600      53,395
    Wilmar International, Ltd........................................   124,500     342,310
    Wing Tai Holdings, Ltd...........................................   207,400     309,310
    Yangzijiang Shipbuilding Holdings Ltd............................   397,000     277,935
*   Yongnam Holdings, Ltd............................................   119,700      13,301
                                                                                -----------
TOTAL SINGAPORE......................................................            28,523,426
                                                                                -----------
SOUTH AFRICA -- (1.8%)
    Absa Group, Ltd..................................................   244,913   2,511,847
    Adcock Ingram Holdings, Ltd......................................    30,156     112,433
    Adcorp Holdings, Ltd.............................................     8,176       7,406
    Advtech, Ltd.....................................................   277,983     206,404
    AECI, Ltd........................................................    71,115     459,301
    African Oxygen, Ltd..............................................    16,143      22,438
    African Rainbow Minerals, Ltd....................................    53,508     536,081
    Afrimat, Ltd.....................................................    25,483      53,904
    Alexander Forbes Group Holdings, Ltd.............................   302,000     103,425
    Allied Electronics Corp., Ltd., Class A..........................    58,468      98,068
    Alviva Holdings, Ltd.............................................    68,147      65,406
    Anglo American Platinum, Ltd.....................................    12,361     923,235
    AngloGold Ashanti, Ltd...........................................   166,422   3,680,972
    AngloGold Ashanti, Ltd., Sponsored ADR...........................   117,913   2,603,519
*   ArcelorMittal South Africa, Ltd..................................   169,011      19,682
*   Ascendis Health, Ltd.............................................    53,024      13,201
*   Aspen Pharmacare Holdings, Ltd...................................    45,565     318,084
    Assore, Ltd......................................................    10,867     183,039
    Astral Foods, Ltd................................................    27,739     295,502
*   Aveng, Ltd....................................................... 1,224,354       1,621
    AVI, Ltd.........................................................   115,961     665,830
    Balwin Properties, Ltd...........................................    27,791       6,244
    Barloworld, Ltd..................................................   115,762     922,041
    Bid Corp., Ltd...................................................    37,623     877,715
    Bidvest Group, Ltd. (The)........................................   167,549   2,287,184
*   Blue Label Telecoms, Ltd.........................................   219,486      40,158
#*  Brait SE.........................................................   112,165     126,933
    Capitec Bank Holdings, Ltd.......................................     6,397     581,487
    Cashbuild, Ltd...................................................    11,572     168,520
    City Lodge Hotels, Ltd...........................................    14,377      76,026
    Clicks Group, Ltd................................................    58,060     943,816
    Coronation Fund Managers, Ltd....................................    70,488     198,412
    Curro Holdings, Ltd..............................................    36,512      43,957
    DataTec, Ltd.....................................................   123,684     295,235
    Discovery, Ltd...................................................    76,446     608,553
    Distell Group Holdings, Ltd......................................    20,079     177,737
    DRDGOLD, Ltd.....................................................     8,079       4,121
*   EOH Holdings, Ltd................................................    72,490      74,952
    Exxaro Resources, Ltd............................................    74,398     608,246
    Famous Brands, Ltd...............................................    20,131     105,092
    FirstRand, Ltd...................................................   541,471   2,340,769
    Foschini Group, Ltd. (The).......................................   109,589   1,263,873

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SOUTH AFRICA -- (Continued)
    Gold Fields, Ltd.................................................    67,760 $  420,815
    Gold Fields, Ltd., Sponsored ADR.................................   465,777  2,878,502
*   Grindrod Shipping Holdings, Ltd..................................     4,404     28,765
    Grindrod, Ltd....................................................   176,161     56,432
*   Harmony Gold Mining Co., Ltd.....................................   107,803    374,782
#*  Harmony Gold Mining Co., Ltd., Sponsored ADR.....................   104,321    363,037
    Hudaco Industries, Ltd...........................................    21,126    152,576
*   Impala Platinum Holdings, Ltd....................................   227,467  1,566,102
    Imperial Logistics, Ltd..........................................   107,775    404,451
    Investec, Ltd....................................................    39,260    223,080
    Invicta Holdings, Ltd............................................     8,561     11,606
    Italtile, Ltd....................................................    83,239     77,140
    JSE, Ltd.........................................................    35,840    308,297
    KAP Industrial Holdings, Ltd.....................................   730,619    224,781
    Kumba Iron Ore, Ltd..............................................    22,799    555,520
    Lewis Group, Ltd.................................................    34,490     64,038
    Liberty Holdings, Ltd............................................    89,696    690,787
    Life Healthcare Group Holdings, Ltd..............................   663,979  1,048,616
*   Long4Life, Ltd...................................................   280,141     78,049
    Massmart Holdings, Ltd...........................................    60,522    171,691
    Merafe Resources, Ltd............................................   560,795     33,398
#   Metair Investments, Ltd..........................................    86,596    140,867
    MiX Telematics, Ltd..............................................     4,997      2,502
    MiX Telematics, Ltd., Sponsored ADR..............................     5,899     74,268
    Momentum Metropolitan Holdings...................................   608,216    812,252
#   Motus Holdings Ltd...............................................    27,631    130,901
    Mpact, Ltd.......................................................    66,696     68,452
    Mr. Price Group, Ltd.............................................    49,665    525,149
#   MTN Group, Ltd...................................................   514,247  3,182,974
*   MultiChoice Group, Ltd...........................................   102,686    855,212
    Murray & Roberts Holdings, Ltd...................................   143,603    106,586
*   Nampak, Ltd......................................................   253,347    134,807
    Naspers, Ltd., Class N...........................................     5,564    787,353
    Nedbank Group, Ltd...............................................   101,235  1,535,764
    NEPI Rockcastle P.L.C............................................    53,030    461,800
    Netcare, Ltd.....................................................   532,616    603,128
*   Northam Platinum, Ltd............................................   103,329    697,738
    Novus Holdings, Ltd..............................................     1,771        315
    Oceana Group, Ltd................................................    34,784    153,790
    Old Mutual, Ltd.................................................. 1,196,611  1,572,982
#   Omnia Holdings, Ltd..............................................    56,465     96,786
    Peregrine Holdings, Ltd..........................................   153,958    189,785
    Pick n Pay Stores, Ltd...........................................   160,555    701,410
    Pioneer Foods Group, Ltd.........................................    44,981    320,100
*   PPC, Ltd.........................................................   699,126    178,283
    PSG Group, Ltd...................................................    29,208    456,728
    PSG Konsult, Ltd.................................................    92,305     54,347
    Raubex Group, Ltd................................................    88,136    113,787
    Reunert, Ltd.....................................................   123,760    585,245
    Rhodes Food Group Pty, Ltd.......................................    59,205     60,471
*   Royal Bafokeng Platinum, Ltd.....................................    42,113    122,363
    Sanlam, Ltd......................................................   405,269  2,132,867
    Santam, Ltd......................................................    18,728    350,049
    Sappi, Ltd.......................................................   290,153    745,096
    Sasol, Ltd.......................................................    51,161    927,482
    Sasol, Ltd., Sponsored ADR.......................................    42,458    768,490
    Shoprite Holdings, Ltd...........................................    61,111    547,584
#*  Sibanye Gold, Ltd................................................ 1,035,000  1,998,269
*   Sibanye Gold, Ltd., Sponsored ADR................................    17,699    135,401

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH AFRICA -- (Continued)
    SPAR Group, Ltd. (The)...........................................  94,259 $ 1,268,182
    Spur Corp., Ltd..................................................  22,560      40,238
*   Stadio Holdings, Ltd.............................................  36,904       5,641
    Standard Bank Group, Ltd......................................... 276,667   3,176,205
#*  Steinhoff International Holdings NV.............................. 237,520      15,414
*   Sun International, Ltd...........................................  73,048     197,451
*   Super Group, Ltd................................................. 234,624     438,471
    Telkom SA SOC, Ltd............................................... 190,557     871,122
    Tiger Brands, Ltd................................................  43,158     612,835
*   Tongaat Hulett, Ltd..............................................  46,777      30,670
    Transaction Capital, Ltd......................................... 171,469     250,123
*   Trencor, Ltd.....................................................  86,382     171,891
    Truworths International, Ltd..................................... 270,008     956,981
    Tsogo Sun Gaming, Ltd............................................ 334,187     274,831
*   Tsogo Sun Hotels, Ltd............................................  78,017      18,870
    Vodacom Group, Ltd............................................... 105,048     917,733
    Wilson Bayly Holmes-Ovcon, Ltd...................................  31,138     291,219
    Woolworths Holdings, Ltd......................................... 378,783   1,440,107
                                                                              -----------
TOTAL SOUTH AFRICA...................................................          67,674,301
                                                                              -----------
SOUTH KOREA -- (3.5%)
    ABco Electronics Co., Ltd........................................   2,040       8,370
*   Able C&C Co., Ltd................................................   2,668      27,212
    ABOV Semiconductor Co., Ltd......................................   2,891      14,432
#*  Abpro Bio Co., Ltd...............................................  27,877      24,376
*   Actoz Soft Co., Ltd..............................................     235       2,427
    ADTechnology Co., Ltd............................................   1,689      22,091
    Advanced Process Systems Corp....................................   2,951      68,249
    Aekyung Petrochemical Co., Ltd...................................   9,172      59,853
    AfreecaTV Co., Ltd...............................................   2,255     142,972
*   Agabang&Company..................................................  14,748      46,371
    Ahn-Gook Pharmaceutical Co., Ltd.................................   1,612      16,360
    Ahnlab, Inc......................................................     779      41,165
    AJ Networks Co., Ltd.............................................   6,852      24,389
*   AJ Rent A Car Co., Ltd...........................................   7,666      72,706
    AK Holdings, Inc.................................................   3,311      88,883
    ALUKO Co., Ltd...................................................  14,094      28,062
    Amorepacific Corp................................................   1,195     196,593
    AMOREPACIFIC Group...............................................     592      42,904
*   Amotech Co., Ltd.................................................   1,253      25,376
*   Ananti, Inc......................................................   1,887      18,438
*   Aprogen pharmaceuticals, Inc.....................................  18,206      17,521
*   APS Holdings Corp................................................   6,436      50,824
    Asia Cement Co., Ltd.............................................     618      44,482
    ASIA Holdings Co., Ltd...........................................     484      46,756
    Asia Paper Manufacturing Co., Ltd................................   2,509      62,828
*   Asiana Airlines, Inc.............................................  62,553     286,098
    Atinum Investment Co., Ltd.......................................  20,272      32,730
    AUK Corp.........................................................  11,347      20,300
    Aurora World Corp................................................   2,350      24,101
    Austem Co., Ltd..................................................  10,996      20,012
    Autech Corp......................................................   5,659      58,062
    Avaco Co., Ltd...................................................   3,317      15,986
    Baiksan Co., Ltd.................................................   5,715      34,854
    BGF Co., Ltd.....................................................  18,624      91,922
    BGF retail Co., Ltd..............................................   1,819     278,594
#*  BH Co., Ltd......................................................   7,554     147,672
*   Binex Co., Ltd...................................................   4,447      33,502
    Binggrae Co., Ltd................................................     667      31,531

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   BioSmart Co., Ltd................................................  5,335 $ 21,247
#*  Biovill Co., Ltd.................................................  5,674    2,990
    Bixolon Co., Ltd.................................................  3,329   15,332
*   Bluecom Co., Ltd.................................................  5,249   13,696
    BNK Financial Group, Inc......................................... 78,969  471,633
    Boditech Med, Inc................................................  2,829   20,739
    BoKwang Industry Co., Ltd........................................  3,778   14,271
    Boryung Pharmaceutical Co., Ltd..................................  3,965   45,744
*   Brain Contents Co., Ltd.......................................... 25,935   14,349
*   Bubang Co., Ltd..................................................  8,619   22,364
    BYC Co., Ltd.....................................................     49    9,956
    Byucksan Corp.................................................... 17,581   29,538
#*  CammSys Corp..................................................... 24,904   67,273
    Capro Corp....................................................... 13,251   38,567
*   Caregen Co., Ltd.................................................    131    6,460
    Cell Biotech Co., Ltd............................................  1,192   19,906
*   Celltrion Pharm, Inc.............................................  1,138   38,993
#*  Celltrion, Inc...................................................  2,790  477,508
*   Charm Engineering Co., Ltd....................................... 16,975   14,058
    Cheil Worldwide, Inc............................................. 14,522  308,672
*   Chemtronics Co., Ltd.............................................  1,373   16,841
*   ChinHung International, Inc......................................  7,063   13,760
    Chinyang Holdings Corp...........................................  4,663   10,119
    Chong Kun Dang Pharmaceutical Corp...............................  1,859  152,909
    Chosun Refractories Co., Ltd.....................................    809   60,848
    Chungdahm Learning, Inc..........................................  1,652   27,146
    CJ CGV Co., Ltd..................................................  4,527  130,995
    CJ CheilJedang Corp..............................................  3,908  768,111
    CJ Corp..........................................................  7,031  496,971
    CJ ENM Co., Ltd..................................................  3,072  434,775
    CJ Freshway Corp.................................................  1,953   42,610
    CJ Hello Co., Ltd................................................ 18,251   95,629
*   CJ Logistics Corp................................................  1,588  214,914
*   CJ Seafood Corp..................................................  3,844    9,627
    CKD Bio Corp.....................................................  1,562   41,507
    Clean & Science Co., Ltd.........................................  2,425   60,574
*   CMG Pharmaceutical Co., Ltd......................................  5,872   15,232
    Com2uSCorp.......................................................  1,979  166,847
    Commax Co., Ltd..................................................  3,367   11,363
    Cosmax BTI, Inc..................................................  1,192   14,810
    COSMAX NBT Inc...................................................  1,938   11,121
    Cosmax, Inc......................................................  1,645  112,480
*   Cosmochemical Co., Ltd...........................................  2,350   12,402
*   COSON Co., Ltd...................................................  5,405   32,231
    COWELL FASHION Co., Ltd.......................................... 10,020   52,868
    Crown Confectionery Co., Ltd.....................................  3,551   25,244
    CROWNHAITAI Holdings Co., Ltd....................................  3,919   34,643
*   CrucialTec Co., Ltd..............................................  7,712    6,400
*   CTC BIO, Inc.....................................................  3,115   16,417
*   CTGen Co., Ltd...................................................  7,725   18,216
    Cuckoo Homesys Co., Ltd..........................................  1,899   62,974
*   Curo Co., Ltd....................................................  7,060    4,795
    Cymechs, Inc.....................................................  4,234   38,540
    D.I Corp.........................................................  8,697   22,868
    Dae Dong Industrial Co., Ltd.....................................  8,532   44,457
    Dae Han Flour Mills Co., Ltd.....................................    514   67,817
    Dae Hwa Pharmaceutical Co., Ltd..................................  2,020   23,633
    Dae Hyun Co., Ltd................................................  8,440   18,313
*   Dae Won Chemical Co., Ltd........................................  8,405    9,994

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Dae Won Kang Up Co., Ltd......................................... 14,591 $   44,775
    Daea TI Co., Ltd.................................................  7,559     36,552
    Daebongls Co., Ltd...............................................  2,132     13,547
    Daechang Co., Ltd................................................ 20,114     20,921
    Daeduck Electronics Co...........................................  7,994     73,338
*   Daehan New Pharm Co., Ltd........................................  3,512     34,972
    Daehan Steel Co., Ltd............................................  6,129     32,181
    Dae-Il Corp......................................................  9,336     18,672
    Daekyo Co., Ltd..................................................  2,469     13,055
    Daelim B&Co Co., Ltd.............................................  2,743      9,290
*   Daelim C&S Co., Ltd..............................................  1,304      8,185
    Daelim Industrial Co., Ltd.......................................  8,386    651,839
    Daeryuk Can Co., Ltd.............................................  7,106     25,894
    Daesang Corp.....................................................  6,833    125,836
    Daesang Holdings Co., Ltd........................................  8,332     47,487
*   Daesung Industrial Co., Ltd......................................  7,052     22,244
    Daewon Media Co., Ltd............................................  1,500      9,136
    Daewon Pharmaceutical Co., Ltd...................................  3,332     44,761
    Daewon San Up Co., Ltd...........................................  5,358     25,220
*   Daewoo Engineering & Construction Co., Ltd....................... 46,261    172,508
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................  9,350    225,493
    Daewoong Co., Ltd................................................  5,154     63,051
    Daewoong Pharmaceutical Co., Ltd.................................    133     17,392
    Daihan Pharmaceutical Co., Ltd...................................  2,113     57,156
    Daishin Securities Co., Ltd...................................... 13,218    141,284
#*  Daiyang Metal Co., Ltd...........................................  3,149     43,731
*   Danal Co., Ltd................................................... 11,819     35,040
    Danawa Co., Ltd..................................................  1,195     25,059
    Daou Data Corp................................................... 10,823     73,998
#   Daou Technology, Inc............................................. 18,282    284,109
*   Dasan Networks, Inc..............................................  3,438     24,155
    Dawonsys Co., Ltd................................................  1,732     22,140
*   Dayou Automotive Seat Technology Co., Ltd........................ 24,500     18,002
*   Dayou Plus Co., Ltd.............................................. 39,586     26,195
    DB Financial Investment Co., Ltd................................. 14,228     51,556
    DB HiTek Co., Ltd................................................ 23,617    344,529
    DB Insurance Co., Ltd............................................ 29,239  1,267,674
*   DB, Inc.......................................................... 34,307     23,159
    Dentium Co., Ltd.................................................  1,418     72,504
*   Deutsch Motors, Inc..............................................  3,114     21,579
    Development Advance Solution Co., Ltd............................  4,645     21,704
    DGB Financial Group, Inc......................................... 48,195    290,957
#   DHP Korea Co., Ltd...............................................  2,807     18,385
    DI Dong Il Corp..................................................    527     32,665
    Digital Chosun Co., Ltd..........................................  7,564     15,146
    Digital Daesung Co., Ltd.........................................  6,546     45,985
    Digital Power Communications Co., Ltd............................  4,467     20,432
*   DIO Corp.........................................................  1,400     50,389
    DMS Co., Ltd.....................................................  3,334     15,930
    DNF Co., Ltd.....................................................  4,955     38,795
#   Dong A Eltek Co., Ltd............................................  3,336     21,867
    Dong Ah Tire & Rubber Co., Ltd...................................  1,575     16,787
    Dong-A ST Co., Ltd...............................................  1,028     89,475
#   Dong-Ah Geological Engineering Co., Ltd..........................  4,456     76,958
    Dongbu Corp......................................................  2,681     19,690
    Dongil Industries Co., Ltd.......................................    605     29,727
#   Dongjin Semichem Co., Ltd........................................ 16,117    230,348
    DongKook Pharmaceutical Co., Ltd.................................    822     48,921
    Dongkuk Industries Co., Ltd...................................... 18,742     39,168

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
SOUTH KOREA -- (Continued)
*   Dongkuk Steel Mill Co., Ltd......................................  27,545 $138,812
    Dongkuk Structures & Construction Co., Ltd.......................   4,495    7,468
    Dongsuh Cos., Inc................................................   2,762   41,538
    Dongsung Chemical Co., Ltd.......................................     737   10,554
    DONGSUNG Corp....................................................   8,491   38,987
    Dongwha Enterprise Co., Ltd......................................   3,262   51,339
    Dongwha Pharm Co., Ltd...........................................   5,495   36,958
    Dongwon Development Co., Ltd.....................................  24,409   92,337
    Dongwon F&B Co., Ltd.............................................     381   75,013
    Dongwon Industries Co., Ltd......................................     849  155,982
    Dongwon Systems Corp.............................................   1,060   31,401
    Dongyang E&P, Inc................................................   1,070   11,027
*   Dongyang Steel Pipe Co., Ltd.....................................  20,607   18,615
    Doosan Bobcat, Inc...............................................   9,009  242,906
    Doosan Co., Ltd..................................................   3,050  203,563
#*  Doosan Fuel Cell Co., Ltd........................................  10,201   67,688
*   Doosan Heavy Industries & Construction Co., Ltd..................  80,148  422,634
#*  Doosan Infracore Co., Ltd........................................  76,700  371,950
*   Doosan Solus Co., Ltd............................................   5,623   86,026
    DoubleUGames Co., Ltd............................................   1,976   81,440
    Douzone Bizon Co., Ltd...........................................   6,186  390,262
    DRB Holding Co., Ltd.............................................   2,589   12,139
*   Dreamus Co.......................................................   3,631   17,771
    DTR Automotive Corp..............................................   1,827   47,052
*   Duk San Neolux Co., Ltd..........................................     948   18,474
    DY Corp..........................................................   6,599   27,136
    DY POWER Corp....................................................   4,041   32,733
    e Tec E&C, Ltd...................................................     900   53,362
    E1 Corp..........................................................   1,504   63,128
    Eagon Holdings Co., Ltd..........................................   7,561   17,278
#   Easy Bio, Inc....................................................  26,631  121,177
*   Ecopro Co., Ltd..................................................   4,839   86,123
    e-Credible Co., Ltd..............................................     909   14,710
*   Ehwa Technologies Information Co., Ltd........................... 164,130   30,965
*   Elentec Co., Ltd.................................................   4,988   29,522
    e-LITECOM Co., Ltd...............................................   2,144    9,305
    E-MART, Inc......................................................   6,355  607,879
    EM-Tech Co., Ltd.................................................   4,598   33,129
    ENF Technology Co., Ltd..........................................   4,799  106,949
    Eo Technics Co., Ltd.............................................     867   71,558
*   eSang Networks Co., Ltd..........................................   2,144   14,258
    Estechpharma Co., Ltd............................................   1,768   12,170
    Eugene Corp......................................................  21,899   87,412
    Eugene Investment & Securities Co., Ltd..........................  23,816   41,981
    Eugene Technology Co., Ltd.......................................   4,629   60,723
*   Eusu Holdings Co., Ltd...........................................   5,910   36,094
    EVERDIGM Corp....................................................   1,142    4,509
    Ezwelfare Co., Ltd...............................................   1,275   10,713
    F&F Co., Ltd.....................................................   1,924  165,812
    Farmsco..........................................................  12,957   53,345
*   FarmStory Co., Ltd...............................................  29,121   25,723
*   Feelingk Co., Ltd................................................  21,178   23,178
    Fila Korea, Ltd..................................................  13,368  659,615
    Fine DNC Co., Ltd................................................   1,051    1,634
#   Fine Semitech Corp...............................................   5,935   35,843
*   Fine Technix Co., Ltd............................................   5,200   11,518
#*  Foosung Co., Ltd.................................................  15,450  111,806
    Gabia, Inc.......................................................   1,782   11,211
*   Gamevil, Inc.....................................................   1,143   30,765

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Gaon Cable Co., Ltd..............................................  1,018 $   15,896
*   Genie Music Corp.................................................  1,314      4,105
    GMB Korea Corp...................................................  3,121     13,825
*   GMP Co., Ltd.....................................................  4,452     36,422
*   GNCO Co., Ltd.................................................... 27,519     27,106
    GOLFZON Co., Ltd.................................................  1,071     62,857
    Golfzon Newdin Holdings Co., Ltd.................................  8,068     26,364
#   Grand Korea Leisure Co., Ltd.....................................  9,784    178,547
    Green Cross Cell Corp............................................    495     18,324
    Green Cross Corp.................................................    627     69,020
    Green Cross Holdings Corp........................................  1,247     22,231
    GS Engineering & Construction Corp............................... 20,128    532,904
    GS Global Corp................................................... 25,862     51,654
    GS Holdings Corp................................................. 35,563  1,515,595
    GS Home Shopping, Inc............................................    932    119,144
    GS Retail Co., Ltd...............................................  6,254    205,540
*   G-SMATT GLOBAL Co., Ltd.......................................... 12,224      4,702
    Gwangju Shinsegae Co., Ltd.......................................    312     45,389
*   GY Commerce Co., Ltd.............................................  4,452      1,614
    HAESUNG DS Co., Ltd..............................................  3,675     46,204
    Haesung Industrial Co., Ltd......................................  1,021      9,458
    Haimarrow Food Service Co., Ltd..................................  9,267     20,948
    Haitai Confectionery & Foods Co., Ltd............................  1,576     10,143
*   Halla Corp....................................................... 15,710     42,588
    Halla Holdings Corp..............................................  3,614    129,388
    Han Kuk Carbon Co., Ltd..........................................  3,536     25,307
    Hana Financial Group, Inc........................................ 62,561  1,811,300
    Hana Micron, Inc.................................................  9,900     47,076
    Hana Tour Service, Inc...........................................  2,911    121,265
*   Hanall Biopharma Co., Ltd........................................    764     21,725
    Hancom MDS, Inc..................................................  1,135     11,267
    Hancom, Inc......................................................  4,132     35,633
    Handok, Inc......................................................  1,462     28,146
    Handsome Co., Ltd................................................  3,387     84,879
    Hanil Cement Co., Ltd............................................    555     46,768
    Hanil Holdings Co., Ltd..........................................    455     18,676
    Hanil Hyundai Cement Co., Ltd....................................    369      9,968
*   Hanil Vacuum Co., Ltd............................................ 10,832      8,509
*   Hanjin Heavy Industries & Construction Co., Ltd..................  6,269     23,467
    Hanjin Kal Corp..................................................  4,912    127,823
    Hanjin Transportation Co., Ltd...................................  3,463     91,696
    Hankook Shell Oil Co., Ltd.......................................    239     68,076
    Hankook Tire & Technology Co., Ltd............................... 25,389    677,000
    Hankuk Paper Manufacturing Co., Ltd..............................  1,641     25,235
    Hanmi Pharm Co., Ltd.............................................    223     63,787
    Hanmi Science Co., Ltd...........................................    977     36,541
    Hanmi Semiconductor Co., Ltd.....................................  7,775     45,463
    HanmiGlobal Co., Ltd.............................................  1,679     13,043
    Hanon Systems.................................................... 21,775    216,714
    Hans Biomed Corp.................................................    730     14,274
    Hansae Co., Ltd..................................................  1,193     18,542
    Hansae Yes24 Holdings Co., Ltd...................................  6,834     44,977
    Hanshin Construction.............................................  4,822     63,473
    Hanshin Machinery Co.............................................  7,006     10,063
    Hansol Chemical Co., Ltd.........................................  2,668    214,497
*   Hansol Holdings Co., Ltd......................................... 17,066     58,132
    Hansol HomeDeco Co., Ltd......................................... 31,649     32,206
    Hansol Paper Co., Ltd............................................ 11,693    147,143
*   Hansol Technics Co., Ltd......................................... 10,714     68,500

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
SOUTH KOREA -- (Continued)
    Hanssem Co., Ltd.................................................     596 $ 32,403
*   Hanwha Aerospace Co., Ltd........................................   9,918  322,168
    Hanwha Chemical Corp.............................................  34,878  488,022
    Hanwha Corp......................................................  24,954  508,725
    Hanwha Galleria Timeworld Co., Ltd...............................     549    8,956
    Hanwha General Insurance Co., Ltd................................  35,527   85,208
*   Hanwha Investment & Securities Co., Ltd..........................  58,015   99,652
    Hanwha Life Insurance Co., Ltd................................... 214,716  410,904
    Hanyang Eng Co., Ltd.............................................   8,226   81,804
    Hanyang Securities Co., Ltd......................................   2,204   13,958
*   Harim Co., Ltd...................................................  19,679   47,785
    Harim Holdings Co., Ltd..........................................  14,191  109,623
    HB Technology Co., Ltd...........................................   6,750   16,872
    HDC Holdings Co., Ltd............................................  26,057  264,776
    HDC Hyundai Engineering Plastics Co., Ltd........................   7,950   30,443
*   Heung-A Shipping Co., Ltd........................................  31,939    9,913
*   Heungkuk Fire & Marine Insurance Co., Ltd........................  26,515   71,101
*   Hisem Co., Ltd...................................................   3,082   14,269
    Hite Jinro Co., Ltd..............................................   8,738  213,525
#   Hitejinro Holdings Co., Ltd......................................   5,594   64,684
    HJ Magnolia Yongpyong Hotel & Resort Corp........................  11,122   61,529
#*  HLB, Inc.........................................................   1,085  154,790
*   Home Center Holdings Co., Ltd....................................  14,958   14,698
*   Homecast Co., Ltd................................................   5,319   21,508
    Hotel Shilla Co., Ltd............................................   7,249  481,890
    HS Industries Co., Ltd...........................................  26,890  262,072
    HS R&A Co., Ltd..................................................  12,730   20,917
*   HSD Engine Co., Ltd..............................................   7,191   24,542
    Huchems Fine Chemical Corp.......................................  11,078  210,710
*   Hugel, Inc.......................................................     317   99,176
*   Humax Co., Ltd...................................................   6,166   26,405
    Humedix Co., Ltd.................................................     249    4,819
*   Huneed Technologies..............................................   3,729   22,248
    Huons Co., Ltd...................................................   1,280   51,283
    Huons Global Co., Ltd............................................   2,084   54,069
    Husteel Co., Ltd.................................................   1,809   15,824
    Huvis Corp.......................................................   5,615   27,935
    Huvitz Co., Ltd..................................................   2,773   20,178
    Hwa Shin Co., Ltd................................................  11,960   37,373
    Hwacheon Machine Tool Co., Ltd...................................     773   25,527
    Hwail Pharm Co., Ltd.............................................   2,785   14,849
*   Hwajin Co., Ltd..................................................   4,139    2,041
    Hwangkum Steel & Technology Co., Ltd.............................   3,708   23,754
    Hwaseung Enterprise Co., Ltd.....................................   3,175   42,098
    HwaSung Industrial Co., Ltd......................................   3,868   39,730
    Hy-Lok Corp......................................................   4,187   61,508
*   Hyosung Advanced Materials Corp..................................   1,225  115,169
    Hyosung Chemical Corp............................................     872  123,841
    Hyosung Corp.....................................................   5,030  357,264
    Hyosung TNC Co., Ltd.............................................   1,183  163,028
*   Hyundai Bioscience Co Ltd........................................   1,480   17,899
    Hyundai BNG Steel Co., Ltd.......................................   4,399   34,577
#   Hyundai Construction Equipment Co., Ltd..........................   5,034  120,377
    Hyundai Corp. Holdings, Inc......................................   2,677   27,379
    Hyundai Corp.....................................................   1,832   27,744
    Hyundai Department Store Co., Ltd................................   4,187  265,836
*   Hyundai Electric & Energy System Co., Ltd........................   3,504   32,224
    Hyundai Elevator Co., Ltd........................................   2,540  160,227
    Hyundai Engineering & Construction Co., Ltd......................   9,146  336,967

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Hyundai Glovis Co., Ltd..........................................  3,813 $  493,906
    Hyundai Greenfood Co., Ltd....................................... 22,736    218,854
    Hyundai Heavy Industries Holdings Co., Ltd.......................  1,925    563,744
    Hyundai Home Shopping Network Corp...............................  2,773    201,414
    Hyundai Hy Communications & Networks Co., Ltd.................... 19,724     62,559
    Hyundai Livart Furniture Co., Ltd................................  5,250     63,464
    Hyundai Marine & Fire Insurance Co., Ltd......................... 34,740    754,440
*   Hyundai Merchant Marine Co., Ltd.................................  6,581     18,600
    Hyundai Mipo Dockyard Co., Ltd...................................  5,934    221,288
    Hyundai Mobis Co., Ltd...........................................  3,995    814,715
    Hyundai Motor Co................................................. 10,134  1,061,479
    Hyundai Motor Securities Co., Ltd................................  8,272     70,036
    Hyundai Pharmaceutical Co., Ltd..................................  5,002     20,829
*   Hyundai Rotem Co., Ltd...........................................  2,679     36,937
    Hyundai Steel Co................................................. 15,797    430,242
    Hyundai Telecommunication Co., Ltd...............................  3,896     27,153
    Hyundai Wia Corp.................................................  8,488    373,007
    HyVision System, Inc.............................................  4,057     37,548
#   ICD Co., Ltd.....................................................  7,811     95,427
    IDIS Holdings Co., Ltd...........................................  2,459     27,462
    IHQ, Inc......................................................... 30,632     45,629
    Il Dong Pharmaceutical Co., Ltd..................................  1,499     21,677
*   Iljin Electric Co., Ltd..........................................  4,435     11,708
    Iljin Holdings Co., Ltd.......................................... 11,581     45,975
*   Iljin Materials Co., Ltd.........................................  1,238     41,677
    Ilshin Spinning Co., Ltd.........................................    489     29,840
*   Ilyang Pharmaceutical Co., Ltd...................................    980     18,346
*   IM Co., Ltd......................................................  8,684      8,305
    iMarketKorea, Inc................................................  6,839     63,853
    InBody Co., Ltd..................................................  2,830     55,389
    Industrial Bank of Korea......................................... 52,598    532,679
    INITECH Co., Ltd.................................................  3,505     15,966
    Innocean Worldwide, Inc..........................................  1,034     57,079
*   Innox Advanced Materials Co., Ltd................................  1,394     69,325
#*  Inscobee, Inc.................................................... 38,314     88,666
*   Insun ENT Co., Ltd...............................................  7,613     46,505
*   Interflex Co., Ltd...............................................  2,858     42,996
    Interojo Co., Ltd................................................  2,190     48,939
    Interpark Corp...................................................  1,523      7,044
    Interpark Holdings Corp.......................................... 18,307     37,740
    INTOPS Co., Ltd..................................................  5,178     61,088
    Inzi Controls Co., Ltd...........................................  3,569     15,149
*   Iones Co., Ltd...................................................  1,757      8,873
    IS Dongseo Co., Ltd.............................................. 10,012    274,835
    ISC Co., Ltd.....................................................  3,063     27,599
    i-SENS, Inc......................................................  1,688     39,836
    ISU Chemical Co., Ltd............................................  4,395     40,427
    IsuPetasys Co., Ltd..............................................  6,955     24,936
    It's Hanbul Co., Ltd.............................................  1,087     19,066
    Jahwa Electronics Co., Ltd.......................................  3,674     33,739
    JASTECH, Ltd.....................................................  1,642     17,772
*   Jayjun Cosmetic Co., Ltd.........................................  2,056      8,640
    JB Financial Group Co., Ltd...................................... 68,101    312,485
    JC Hyun System, Inc..............................................  6,173     25,148
*   Jcontentree Corp.................................................  1,184     37,773
*   Jeju Semiconductor Corp..........................................  6,082     16,724
    Jejuair Co., Ltd.................................................  2,681     55,283
    Jinro Distillers Co., Ltd........................................    496     12,933
    Jinsung T.E.C....................................................  6,512     39,043

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    JLS Co., Ltd.....................................................  2,834 $   18,956
    Jusung Engineering Co., Ltd......................................  9,061     55,212
    JVM Co., Ltd.....................................................    366     10,239
    JW Holdings Corp.................................................  2,641     14,148
    JW Life Science Corp.............................................  3,481     59,998
    JW Pharmaceutical Corp...........................................    592     14,696
    JYP Entertainment Corp........................................... 10,173    195,313
    Kakao Corp.......................................................  1,339    162,491
*   Kanglim Co., Ltd.................................................  6,120     12,440
    Kangnam Jevisco Co., Ltd.........................................  1,448     27,421
    Kangwon Land, Inc................................................  5,689    153,171
    KAON Media Co., Ltd..............................................  3,801     28,791
    KB Financial Group, Inc.......................................... 42,311  1,523,171
*   KB Metal Co., Ltd................................................  8,659     11,144
    KC Co., Ltd......................................................  4,865     58,302
    KC Green Holdings Co., Ltd.......................................  5,906     22,949
    KC Tech Co., Ltd.................................................  2,444     40,933
    KCC Corp.........................................................  1,632    316,768
    KCC Engineering & Construction Co., Ltd..........................  3,099     16,837
*   KEC Corp......................................................... 33,389     28,582
    KEPCO Engineering & Construction Co., Inc........................  1,021     17,999
    KEPCO Plant Service & Engineering Co., Ltd.......................  3,807    106,526
    Keyang Electric Machinery Co., Ltd...............................  8,517     20,382
#*  KEYEAST Co., Ltd................................................. 24,548     56,937
    KG Chemical Corp.................................................  4,841     44,854
    KG Eco Technology Service Co., Ltd...............................  9,233     24,093
    Kginicis Co., Ltd................................................  4,395     61,644
    KGMobilians Co., Ltd.............................................  4,597     22,727
*   KH Vatec Co., Ltd................................................  3,459     50,756
    Kia Motors Corp.................................................. 19,162    700,320
    KISCO Corp.......................................................  9,547     37,998
    KISCO Holdings Co., Ltd..........................................  3,626     41,437
    KISWIRE, Ltd.....................................................  2,601     48,737
*   Kiwi Media Group Co., Ltd........................................ 35,862      4,624
    KIWOOM Securities Co., Ltd.......................................  3,341    198,143
#*  KMW Co., Ltd.....................................................  4,530    207,610
    Kocom Co., Ltd...................................................  2,542     14,951
*   Kodaco Co., Ltd.................................................. 11,316     16,012
    Koentec Co., Ltd.................................................  5,183     44,175
    Koh Young Technology, Inc........................................  3,071    248,350
    Kolmar BNH Co., Ltd..............................................  3,110     71,865
    Kolmar Korea Holdings Co., Ltd...................................  2,620     49,192
    Kolon Corp.......................................................  2,068     30,756
*   Kolon Global Corp................................................  2,247     19,357
    Kolon Industries, Inc............................................  8,158    330,263
*   Kolon Life Science, Inc..........................................    546     10,695
    Kolon Plastic, Inc...............................................  1,808      7,324
    KoMiCo, Ltd......................................................  1,570     38,352
*   Komipharm International Co., Ltd.................................  2,360     28,347
    Kook Soon Dang Brewery Co., Ltd..................................  6,281     16,396
    Korea Aerospace Industries, Ltd..................................  8,473    276,571
    Korea Alcohol Industrial Co., Ltd................................  5,942     42,328
    Korea Asset In Trust Co., Ltd.................................... 29,541     86,491
    Korea Autoglass Corp.............................................  4,404     63,658
    Korea Cast Iron Pipe Industries Co., Ltd.........................  1,166     10,197
*   Korea Circuit Co., Ltd...........................................  4,852     43,367
*   Korea District Heating Corp......................................    936     39,500
#*  Korea Electric Power Corp., Sponsored ADR........................  4,000     43,520
*   Korea Electric Power Corp........................................ 13,741    300,387

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Korea Electric Terminal Co., Ltd.................................  1,644 $   65,106
    Korea Export Packaging Industrial Co., Ltd.......................    855     13,608
    Korea Gas Corp...................................................  4,452    150,413
*   Korea Information & Communications Co., Ltd......................  2,407     16,905
    Korea Investment Holdings Co., Ltd............................... 13,070    759,295
*   Korea Line Corp..................................................  5,318    101,331
*   Korea Materials & Analysis Corp..................................  1,303     12,310
    Korea Petrochemical Ind Co., Ltd.................................  1,853    189,178
    Korea Real Estate Investment & Trust Co., Ltd.................... 89,541    169,944
*   Korea Shipbuilding & Offshore Engineering Co., Ltd...............  5,927    619,446
    Korea United Pharm, Inc..........................................  3,661     60,881
    Korea Zinc Co., Ltd..............................................    678    252,645
    Korean Air Lines Co., Ltd........................................ 38,491    823,845
    Korean Reinsurance Co............................................ 54,520    371,456
    Kortek Corp......................................................  4,073     43,255
    KPX Chemical Co., Ltd............................................    898     41,594
    KSS LINE, Ltd....................................................  6,720     41,523
    KT Corp., Sponsored ADR..........................................  2,500     28,075
    KT Corp..........................................................  2,588     58,951
*   KT Hitel Co., Ltd................................................  4,017     21,187
    KT Skylife Co., Ltd.............................................. 13,595    101,573
    KT Submarine Co., Ltd............................................  4,890     12,191
    KT&G Corp........................................................ 10,024    860,476
*   KTB Investment & Securities Co., Ltd............................. 22,459     44,552
    KTCS Corp........................................................  8,939     15,870
    Ktis Corp........................................................  7,637     14,534
    Kukbo Design Co., Ltd............................................  1,117     14,691
    Kukdo Chemical Co., Ltd..........................................  1,153     46,902
    Kukje Pharma Co., Ltd............................................  4,213     16,401
    Kumho Industrial Co., Ltd........................................  5,409     56,241
    Kumho Petrochemical Co., Ltd.....................................  6,034    361,281
*   Kumho Tire Co., Inc.............................................. 25,262     91,762
    Kumkang Kind Co., Ltd............................................  6,650     22,284
    Kwang Dong Pharmaceutical Co., Ltd............................... 11,146     65,669
*   Kwang Myung Electric Co., Ltd....................................  8,801     16,376
    Kyeryong Construction Industrial Co., Ltd........................  3,546     66,154
    Kyobo Securities Co., Ltd........................................  8,735     68,069
    Kyongbo Pharmaceutical Co., Ltd..................................  2,380     17,153
    Kyung Dong Navien Co., Ltd.......................................  1,287     48,337
*   Kyung Nam Pharm Co., Ltd.........................................  3,666     10,162
    Kyungbang Co., Ltd...............................................  5,808     49,967
    KyungDong City Gas Co., Ltd......................................    568     12,721
    KyungDong Invest Co., Ltd........................................    230      6,394
    Kyungdong Pharm Co., Ltd.........................................  5,384     36,313
#   Kyung-In Synthetic Corp..........................................  5,514     41,229
    L&F Co., Ltd.....................................................  2,765     54,098
#*  LB Semicon, Inc.................................................. 13,039     87,064
    LEADCORP, Inc. (The).............................................  9,326     45,057
*   Lee Ku Industrial Co., Ltd....................................... 13,760     18,785
    LEENO Industrial, Inc............................................  2,474    112,821
*   Leenos Corp......................................................  5,141      5,801
    LF Corp..........................................................  8,861    149,493
    LG Chem, Ltd.....................................................  2,718    717,131
    LG Corp.......................................................... 14,690    875,767
*   LG Display Co., Ltd., ADR........................................  7,000     41,020
*   LG Display Co., Ltd.............................................. 91,486  1,072,402
    LG Electronics, Inc.............................................. 41,896  2,401,027
    LG Hausys, Ltd...................................................  2,888    147,635
    LG Household & Health Care, Ltd..................................    791    855,939

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    LG Innotek Co., Ltd..............................................   6,171 $  640,980
    LG International Corp............................................  14,844    197,878
    LG Uplus Corp.................................................... 106,382  1,228,994
    LIG Nex1 Co., Ltd................................................     976     28,194
*   LIS Co., Ltd.....................................................   1,680     17,770
*   Liveplex Co., Ltd................................................  14,590     10,854
    LMS Co., Ltd.....................................................   1,405     31,686
    Lock & Lock Co., Ltd.............................................   4,679     47,396
    LOT Vacuum Co., Ltd..............................................   3,898     28,373
    Lotte Chemical Corp..............................................   4,265    829,772
    Lotte Chilsung Beverage Co., Ltd.................................     919    108,250
    Lotte Corp.......................................................   8,387    262,540
    LOTTE Fine Chemical Co., Ltd.....................................   6,059    229,734
    Lotte Food Co., Ltd..............................................     170     63,000
    LOTTE Himart Co., Ltd............................................   4,537    117,989
*   Lotte Non-Life Insurance Co., Ltd................................  38,382     72,837
    Lotte Shopping Co., Ltd..........................................   3,386    361,903
    LS Cable & System Asia, Ltd......................................   2,218     13,752
    LS Corp..........................................................   5,393    224,556
    LS Industrial Systems Co., Ltd...................................   6,049    258,493
*   Lumens Co., Ltd..................................................  13,886     25,262
*   Lutronic Corp....................................................   2,412     16,944
*   LVMC Holdings....................................................  13,199     50,607
#   Macquarie Korea Infrastructure Fund..............................  55,637    566,796
*   Macrogen, Inc....................................................     790     16,556
    Maeil Holdings Co., Ltd..........................................   3,729     36,028
*   Magicmicro Co., Ltd..............................................  18,363     16,131
    MAKUS, Inc.......................................................   7,385     23,313
    Mando Corp.......................................................  14,967    458,766
*   Maniker Co., Ltd.................................................  31,924     22,817
    Mcnex Co., Ltd...................................................   7,768    162,099
*   ME2ON Co., Ltd...................................................   7,916     43,791
    Medy-Tox, Inc....................................................   1,019    288,367
    Meerecompany, Inc................................................     821     27,589
    MegaStudy Co., Ltd...............................................   2,315     25,276
    MegaStudyEdu Co., Ltd............................................   5,139    161,271
*   Melfas, Inc......................................................   4,344      7,985
    Meritz Financial Group, Inc......................................  20,620    220,384
    Meritz Fire & Marine Insurance Co., Ltd..........................  29,045    460,958
    Meritz Securities Co., Ltd....................................... 107,207    414,459
    Mi Chang Oil Industrial Co., Ltd.................................     191     13,069
    MiCo, Ltd........................................................  16,385     81,733
    Minwise Co., Ltd.................................................   2,233     31,598
    Mirae Asset Daewoo Co., Ltd......................................  55,574    340,723
    Mirae Asset Life Insurance Co., Ltd..............................  37,607    129,376
    Miwon Commercial Co., Ltd........................................      41      2,008
    Miwon Specialty Chemical Co., Ltd................................     850     52,193
    MK Electron Co., Ltd.............................................   9,955     66,642
*   MNTech Co., Ltd..................................................   7,262     19,384
    Mobase Co., Ltd..................................................   4,670     18,122
    Modetour Network, Inc............................................   1,405     19,014
    Moorim P&P Co., Ltd..............................................   9,257     35,402
    Moorim Paper Co., Ltd............................................  10,458     23,307
    Motonic Corp.....................................................   3,936     28,362
    Muhak Co., Ltd...................................................   8,572     66,457
    Multicampus Co., Ltd.............................................     681     21,134
    Namhae Chemical Corp.............................................   1,557     11,086
*   Namsun Aluminum Co., Ltd.........................................   6,789     22,678
*   Namuga Co., Ltd..................................................     518     16,609

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Namyang Dairy Products Co., Ltd..................................    154 $   62,335
    Nasmedia Co., Ltd................................................    994     24,778
    NAVER Corp.......................................................  4,710    664,093
    NCSoft Corp......................................................  1,611    714,955
    NeoPharm Co., Ltd................................................  1,610     66,951
*   Neowiz...........................................................  2,740     40,183
*   NEOWIZ HOLDINGS Corp.............................................  2,036     25,994
    NEPES Corp....................................................... 11,397    271,947
*   Netmarble Corp...................................................    462     35,653
*   New Power Plasma Co., Ltd........................................  1,040     16,708
    Nexen Corp....................................................... 11,324     57,774
    Nexen Tire Corp.................................................. 15,039    120,861
    NH Investment & Securities Co., Ltd.............................. 43,870    454,916
*   NHN Corp.........................................................  1,965     97,360
    NHN KCP Corp.....................................................  3,853     70,172
    NICE Holdings Co., Ltd...........................................  9,644    160,820
    Nice Information & Telecommunication, Inc........................  3,138     84,142
    NICE Information Service Co., Ltd................................ 13,197    138,017
    NICE Total Cash Management Co., Ltd..............................  8,267     48,618
*   NK Co., Ltd...................................................... 23,922     22,649
    Nong Shim Holdings Co., Ltd......................................  1,008     74,816
    Nong Woo Bio Co., Ltd............................................  2,987     33,386
    NongShim Co., Ltd................................................    712    148,212
    Noroo Holdings Co., Ltd..........................................    946     10,232
    NOROO Paint & Coatings Co., Ltd..................................  2,394     15,409
    NPC..............................................................  3,679     12,596
    NS Shopping Co., Ltd.............................................  5,600     46,834
    Nuri Telecom Co., Ltd............................................  2,417     12,138
    OCI Co., Ltd.....................................................  5,948    320,504
    Opto Device Technology Co., Ltd..................................  4,785     20,698
    OPTRON-TEC, Inc..................................................  7,896     38,363
    Orange Life Insurance, Ltd.......................................  4,341    104,369
    Orion Corp.......................................................    660     59,947
    Orion Holdings Corp.............................................. 10,473    142,191
*   Osstem Implant Co., Ltd..........................................  3,792    129,999
#*  Osung Advanced Materials Co., Ltd................................ 27,587     58,584
    Ottogi Corp......................................................     65     31,580
    Paik Kwang Industrial Co., Ltd...................................  8,901     19,059
*   Pan Ocean Co., Ltd............................................... 61,187    230,634
    Pan-Pacific Co., Ltd............................................. 10,094     24,019
    Paradise Co., Ltd................................................  2,315     36,943
    Partron Co., Ltd................................................. 14,316    145,172
*   Paru Co., Ltd....................................................  4,569      9,464
*   Pearl Abyss Corp.................................................  1,357    252,428
*   People & Technology, Inc.........................................  2,880     17,797
*   Pharmicell Co., Ltd..............................................  3,390     25,059
*   Pobis TNC Co., Ltd............................................... 10,917     14,219
    Poongsan Corp....................................................  8,667    149,476
    Poongsan Holdings Corp...........................................  1,620     46,453
    POSCO, Sponsored ADR............................................. 11,313    508,067
    POSCO............................................................  5,988  1,086,496
#   POSCO Chemtech Co., Ltd..........................................  5,859    241,010
    POSCO Coated & Color Steel Co., Ltd..............................  1,326     20,440
    Posco ICT Co., Ltd............................................... 13,262     54,560
    Posco International Corp......................................... 15,542    242,903
#   Posco M-Tech Co., Ltd............................................  8,384     35,901
*   Power Logics Co., Ltd............................................ 15,187    125,024
    Protec Co., Ltd..................................................  1,565     24,015
#   PS TEC Co., Ltd..................................................  4,252     13,682

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
*   PSK, Inc.........................................................   5,465 $    78,620
    Pulmuone Co., Ltd................................................   7,670      57,828
    Pungkuk Alcohol Industry Co., Ltd................................     731      11,099
    Pyeong Hwa Automotive Co., Ltd...................................   4,745      40,666
*   Redrover Co., Ltd................................................  23,349      12,242
    Reyon Pharmaceutical Co., Ltd....................................   1,497      19,510
*   RFTech Co., Ltd..................................................   4,695      31,138
#   S Net Systems, Inc...............................................   3,651      22,029
    S&S Tech Corp....................................................   3,957      32,751
    S&T Dynamics Co., Ltd............................................   5,786      29,617
    S&T Holdings Co., Ltd............................................   2,883      39,034
    S&T Motiv Co., Ltd...............................................   4,395     171,630
*   S.Y. Co., Ltd....................................................   3,038      10,612
    S-1 Corp.........................................................   3,844     309,742
    Sajo Industries Co., Ltd.........................................   1,127      37,738
    Sajodaerim Corp..................................................     797      11,129
*   Sajodongaone Co., Ltd............................................   9,516       8,542
    Sam Chun Dang Pharm Co., Ltd.....................................   1,284      36,956
*   SAM KANG M&T Co., Ltd............................................   6,234      21,392
    Sam Young Electronics Co., Ltd...................................   5,400      40,514
    Sam Yung Trading Co., Ltd........................................   2,471      33,618
    Sambo Corrugated Board Co., Ltd..................................     727       5,125
#   Sambo Motors Co., Ltd............................................   5,206      26,632
    Samchully Co., Ltd...............................................     644      46,670
*   Samchuly Bicycle Co., Ltd........................................   2,639      12,420
    Samho Development Co., Ltd.......................................   8,173      31,180
    Samho International Co., Ltd.....................................   1,716      30,184
    SAMHWA Paints Industrial Co., Ltd................................   4,214      18,579
    Samick Musical Instruments Co., Ltd..............................  19,769      29,725
    Samick THK Co., Ltd..............................................   3,397      36,400
    Samji Electronics Co., Ltd.......................................   3,286      29,105
    Samjin LND Co., Ltd..............................................   8,627      15,402
    Samjin Pharmaceutical Co., Ltd...................................   4,150      91,502
    Samkee Automotive Co., Ltd.......................................   9,415      20,438
    Samkwang Glass Co., Ltd..........................................   1,543      38,915
    Sammok S-Form Co., Ltd...........................................   5,091      40,703
*   SAMPYO Cement Co., Ltd...........................................  17,261      48,998
*   Samsung Biologics Co., Ltd.......................................     144      49,193
    Samsung C&T Corp.................................................   3,434     294,057
    Samsung Card Co., Ltd............................................   7,651     220,698
    Samsung Electro-Mechanics Co., Ltd...............................   8,574     830,087
    Samsung Electronics Co., Ltd..................................... 661,530  28,591,225
*   Samsung Engineering Co., Ltd.....................................  35,241     537,992
    Samsung Fire & Marine Insurance Co., Ltd.........................   7,087   1,318,350
*   Samsung Heavy Industries Co., Ltd................................  70,858     439,971
    Samsung Life Insurance Co., Ltd..................................  10,891     661,382
*   Samsung Pharmaceutical Co., Ltd..................................  11,337      38,952
    Samsung SDI Co., Ltd.............................................     805     157,092
    Samsung SDS Co., Ltd.............................................   3,406     588,271
    Samsung Securities Co., Ltd......................................  17,973     517,794
    SAMT Co., Ltd....................................................  33,156      62,205
#   Samwha Capacitor Co., Ltd........................................   3,391     143,688
    Samyang Corp.....................................................   1,345      55,831
    Samyang Foods Co., Ltd...........................................   1,026      77,653
    Samyang Holdings Corp............................................   1,645      89,539
    Samyang Tongsang Co., Ltd........................................     608      31,143
    Samyoung M-Tek Co., Ltd..........................................   3,893      11,553
    Sang-A Frontec Co., Ltd..........................................   1,725      23,946
#*  Sangsangin Co., Ltd..............................................  14,994     155,570

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Sangsin Brake....................................................  5,178 $   16,932
    Sangsin Energy Display Precision Co., Ltd........................  2,886     22,089
    SaraminHR Co., Ltd...............................................  1,171     28,557
    SAVEZONE I&C Corp................................................  7,852     22,763
*   SBS Media Holdings Co., Ltd...................................... 14,920     25,182
*   SBW.............................................................. 61,895     54,696
*   S-Connect Co., Ltd............................................... 29,904     42,904
    Seah Besteel Corp................................................  6,421     88,349
    SeAH Steel Corp..................................................    668     35,752
    SeAH Steel Holdings Corp.........................................    745     30,245
    Sebang Co., Ltd..................................................  5,642     54,607
    Sebang Global Battery Co., Ltd...................................  3,462    113,250
    Sebo Manufacturing Engineer Corp.................................  3,087     22,307
*   Seegene, Inc.....................................................  1,876     34,146
    Sejong Industrial Co., Ltd.......................................  5,251     19,289
*   Sejong Telecom, Inc.............................................. 70,699     23,811
*   Sekonix Co., Ltd.................................................  4,143     24,667
    S-Energy Co., Ltd................................................  3,217     10,461
*   Seobu T&D........................................................ 13,454     89,146
    Seohan Co., Ltd.................................................. 37,879     41,425
    Seohee Construction Co., Ltd..................................... 74,915     73,308
    Seojin System Co., Ltd...........................................  4,350    113,594
    Seoul Auction Co., Ltd...........................................  1,148      5,145
    Seoul Semiconductor Co., Ltd..................................... 16,261    186,856
    SEOWONINTECH Co., Ltd............................................  3,132     16,413
    Seoyon Co., Ltd..................................................  5,803     16,256
    Seoyon E-Hwa Co., Ltd............................................  6,608     31,972
*   Sewon Cellontech Co., Ltd........................................  6,708     17,262
    SEWOONMEDICAL Co., Ltd...........................................  3,757     10,777
    SFA Engineering Corp............................................. 10,342    370,635
#*  SFA Semicon Co., Ltd............................................. 47,418    142,418
*   SG Corp.......................................................... 32,481     26,852
*   SG&G Corp........................................................  6,213     10,366
    SH Energy & Chemical Co., Ltd.................................... 26,194     23,336
*   Shin Poong Pharmaceutical Co., Ltd...............................  3,275     18,490
    Shindaeyang Paper Co., Ltd.......................................    852     45,821
    Shinhan Financial Group Co., Ltd................................. 40,171  1,463,634
    Shinhan Financial Group Co., Ltd., ADR...........................  2,400     86,616
    Shinil Industrial Co., Ltd....................................... 16,283     23,861
    Shinsegae Engineering & Construction Co., Ltd....................  1,276     26,713
    Shinsegae Food Co., Ltd..........................................    604     37,066
    Shinsegae Information & Communication Co., Ltd...................    458     42,520
    Shinsegae International, Inc.....................................    326     55,516
    Shinsegae, Inc...................................................  2,102    425,995
#*  Shinsung E&G Co., Ltd............................................ 18,108     14,250
#*  Shinsung Tongsang Co., Ltd....................................... 23,223     33,154
#*  Shinwha Intertek Corp............................................ 10,450     32,129
*   Shinwon Corp..................................................... 22,158     38,561
    Shinyoung Securities Co., Ltd....................................  2,250    106,844
    SHOWBOX Corp..................................................... 11,923     34,308
#*  Signetics Corp................................................... 17,051     15,870
    SIGONG TECH Co., Ltd.............................................  2,357      9,945
    Silicon Works Co., Ltd...........................................  2,704     77,370
    Silla Co., Ltd...................................................  3,447     35,950
    SIMMTECH Co., Ltd................................................ 10,495     85,488
    SIMPAC, Inc......................................................  9,536     26,792
    Sindoh Co., Ltd..................................................  2,160     71,073
    SK Bioland Co., Ltd..............................................  3,121     40,404
    SK D&D Co., Ltd..................................................  1,460     36,277

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    SK Discovery Co., Ltd............................................   6,515 $  125,529
    SK Gas, Ltd......................................................   1,847    133,217
    SK Holdings Co., Ltd.............................................   4,029    893,851
    SK Hynix, Inc....................................................  96,784  6,805,460
    SK Innovation Co., Ltd...........................................   6,591    901,883
    SK Materials Co., Ltd............................................   1,048    164,512
    SK Networks Co., Ltd.............................................  58,298    290,786
    SK Securities Co., Ltd........................................... 151,641     78,090
    SK Telecom Co., Ltd., Sponsored ADR..............................   1,400     32,270
    SK Telecom Co., Ltd..............................................   1,056    215,861
    SKC Co., Ltd.....................................................   6,532    249,139
#*  SKC Solmics Co., Ltd.............................................  14,915     40,873
#   SKCKOLONPI, Inc..................................................   4,953    146,037
    SL Corp..........................................................   2,816     50,766
*   SM Entertainment Co..............................................   1,003     31,897
*   S-MAC Co., Ltd...................................................  17,626     12,150
    SMEC Co., Ltd....................................................   5,759     12,380
*   SNU Precision Co., Ltd...........................................   3,896      9,069
    S-Oil Corp.......................................................   1,700    145,233
*   Solborn, Inc.....................................................   4,032     15,804
*   Solco Biomedical Co., Ltd........................................  20,337      4,002
*   Solid, Inc.......................................................   6,762     30,479
    Songwon Industrial Co., Ltd......................................   7,973    105,570
#   Soulbrain Co., Ltd...............................................   5,402    349,485
    SPC Samlip Co., Ltd..............................................     717     56,481
    SPG Co., Ltd.....................................................   1,477      9,286
    Spigen Korea Co., Ltd............................................   1,063     51,464
    Ssangyong Cement Industrial Co., Ltd.............................  38,395    193,091
*   Ssangyong Motor Co...............................................  14,381     28,236
    ST Pharm Co., Ltd................................................   2,744     43,283
    Suheung Co., Ltd.................................................   1,837     52,122
    Sun Kwang Co., Ltd...............................................   1,942     26,152
    Sunchang Corp....................................................   2,455      9,164
*   SundayToz Corp...................................................     801     13,794
    Sung Bo Chemicals Co., Ltd.......................................   5,041     21,011
    Sung Kwang Bend Co., Ltd.........................................   9,320     79,179
*   Sungchang Enterprise Holdings, Ltd...............................  23,155     34,161
    Sungdo Engineering & Construction Co., Ltd.......................   5,057     20,092
    Sungshin Cement Co., Ltd.........................................   6,391     43,784
    Sungwoo Hitech Co., Ltd..........................................  30,887     91,825
    Sunjin Co., Ltd..................................................   4,911     40,566
*   Suprema HQ, Inc..................................................     570      2,808
*   Suprema, Inc.....................................................     529     11,295
    SurplusGlobal, Inc...............................................   9,874     19,428
*   Synopex, Inc.....................................................  18,521     47,042
    Systems Technology, Inc..........................................   3,867     57,605
    Tae Kyung Industrial Co., Ltd....................................   6,193     29,365
    Taekwang Industrial Co., Ltd.....................................     162    152,746
*   Taewoong Co., Ltd................................................   5,246     48,813
    Taeyoung Engineering & Construction Co., Ltd.....................  21,354    238,038
*   Taihan Electric Wire Co., Ltd....................................  11,757      6,436
*   Taihan Fiberoptics Co., Ltd......................................   3,210     11,041
    Taihan Textile Co., Ltd..........................................   2,141     35,128
    Tailim Packaging Co., Ltd........................................   6,595     27,115
*   TBH Global Co., Ltd..............................................   8,225     20,066
    TechWing, Inc....................................................   7,381     69,822
    TES Co., Ltd.....................................................   7,213    126,837
    Tesna Co., Ltd...................................................   1,456     50,896
*   Theragen Etex Co., Ltd...........................................   1,772     12,745

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   Thinkware Systems Corp...........................................  2,160 $ 14,178
*   TK Chemical Corp................................................. 10,111   23,845
    TK Corp..........................................................  5,739   49,452
    Tokai Carbon Korea Co., Ltd......................................  1,461   66,973
    Tongyang Life Insurance Co., Ltd................................. 18,908   59,544
    Tongyang, Inc.................................................... 65,030   80,133
    Top Engineering Co., Ltd.........................................  7,019   53,437
    Toptec Co., Ltd..................................................  8,221   57,525
    Tovis Co., Ltd...................................................  5,714   36,277
    TS Corp..........................................................  2,480   39,360
*   T'way Holdings, Inc.............................................. 21,014   30,917
    Ubiquoss, Inc....................................................    666   16,967
    UIL Co., Ltd.....................................................  4,913   21,615
    Uju Electronics Co., Ltd.........................................  2,705   18,610
*   Uni-Chem Co., Ltd................................................ 14,391   25,362
*   Unick Corp.......................................................  2,721   15,125
    Unid Co., Ltd....................................................  2,127   85,185
    Union Semiconductor Equipment & Materials Co., Ltd............... 11,852   48,975
    Uniquest Corp....................................................  3,608   21,348
    UniTest, Inc.....................................................  7,073   90,702
    Value Added Technology Co., Ltd..................................  2,552   54,708
    Viatron Technologies, Inc........................................  3,044   24,627
    Vieworks Co., Ltd................................................  1,617   33,580
    Visang Education, Inc............................................  2,929   20,679
*   Vitzrocell Co., Ltd..............................................  1,842   21,177
*   W Holding Co., Ltd............................................... 36,772   10,889
*   Webzen, Inc......................................................  4,379   62,547
    Wemade Co., Ltd..................................................    967   21,806
    Whanin Pharmaceutical Co., Ltd...................................  2,132   30,057
*   WillBes & Co. (The).............................................. 19,813   23,544
    Winix, Inc.......................................................  3,912   90,949
#   WiSoL Co., Ltd................................................... 11,563  147,627
*   Won Ik Corp......................................................  2,720    9,109
*   Wonik Holdings Co., Ltd.......................................... 14,260   54,907
    WONIK IPS Co., Ltd............................................... 11,967  339,848
    Wonik Materials Co., Ltd.........................................  2,336   55,711
*   Wonik QnC Corp...................................................  3,518   38,385
*   Woojin, Inc......................................................  3,421   14,479
*   Woongjin Co., Ltd................................................ 21,955   29,395
    Woongjin Coway Co., Ltd..........................................  6,767  534,219
*   Woongjin Energy Co., Ltd.........................................  4,471    2,634
*   Woongjin Thinkbig Co., Ltd....................................... 18,422   42,092
    Woori Financial Group, Inc....................................... 92,304  930,593
*   Woori Investment Bank Co., Ltd................................... 33,793   18,941
    Woori Technology Investment Co., Ltd.............................  9,158   23,040
*   Woori Technology, Inc............................................ 10,028    7,478
    Woorison F&G Co., Ltd............................................ 11,019   18,933
    Woory Industrial Co., Ltd........................................  2,626   47,217
    Wooshin Systems Co., Ltd.........................................  3,007   11,465
*   Woosu AMS Co., Ltd...............................................  8,567   22,836
#*  WooSung Feed Co., Ltd............................................  6,316   16,868
    Y G-1 Co., Ltd...................................................  9,561   61,920
*   YeaRimDang Publishing Co., Ltd................................... 10,331   34,551
    YG Entertainment, Inc............................................  1,090   25,101
    YMC Co., Ltd.....................................................  4,926   17,011
    Yoosung Enterprise Co., Ltd......................................  3,387    7,947
    YooSung T&S Co., Ltd.............................................  4,556   12,072
    Youlchon Chemical Co., Ltd.......................................  2,627   30,423
    Young Poong Corp.................................................     88   46,090

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
    Young Poong Precision Corp.......................................     5,214 $     37,509
    Youngone Corp....................................................     6,169      184,024
    Youngone Holdings Co., Ltd.......................................     3,180      143,486
*   Yuanta Securities Korea Co., Ltd.................................    47,954      105,596
    Yuhan Corp.......................................................       771      148,622
*   Yungjin Pharmaceutical Co., Ltd..................................     4,960       22,732
    Zeus Co., Ltd....................................................     2,774       28,328
                                                                                ------------
TOTAL SOUTH KOREA....................................................            133,786,854
                                                                                ------------
SPAIN -- (1.6%)
    Acciona SA.......................................................    14,249    1,484,436
    Acerinox SA......................................................    89,597      840,002
#   ACS Actividades de Construccion y Servicios SA...................    42,349    1,718,441
    Aena SME SA......................................................     8,581    1,575,146
    Alantra Partners SA..............................................       733       12,460
    Almirall SA......................................................     7,005      131,572
    Amadeus IT Group SA..............................................    38,684    2,861,775
#*  Amper SA.........................................................   289,548       84,372
    Applus Services SA...............................................    78,824      952,541
    Atresmedia Corp. de Medios de Comunicacion SA....................    40,947      171,367
    Azkoyen SA.......................................................     6,948       53,161
#   Banco Bilbao Vizcaya Argentaria SA...............................   481,436    2,535,639
    Banco de Sabadell SA............................................. 1,013,362    1,113,917
    Banco Santander SA............................................... 1,313,766    5,275,161
    Banco Santander SA, Sponsored ADR................................    62,922      249,173
    Banco Santander SA...............................................   112,382      444,878
    Bankia SA........................................................   316,720      604,245
    Bankinter SA.....................................................    86,398      598,383
    Bolsas y Mercados Espanoles SHMSF SA.............................    42,561    1,180,609
    CaixaBank SA.....................................................   375,752    1,077,506
    Cellnex Telecom S.A..............................................    18,567      800,562
    Cellnex Telecom SA...............................................    63,957    2,759,670
    Cia de Distribucion Integral Logista Holdings SA.................    33,243      697,006
    CIE Automotive SA................................................    19,308      480,911
    Construcciones y Auxiliar de Ferrocarriles SA....................     6,226      279,590
*   Deoleo SA........................................................   169,745        9,057
    Ebro Foods SA....................................................    17,019      373,616
*   eDreams ODIGEO SA................................................    19,877       91,324
    Elecnor SA.......................................................    10,479      120,999
    Enagas SA........................................................    99,393    2,459,439
    Ence Energia y Celulosa SA.......................................    85,077      335,957
    Endesa SA........................................................    35,724      972,937
    Ercros SA........................................................    69,456      177,054
    Euskaltel SA.....................................................    38,038      354,237
    Faes Farma SA....................................................   116,570      669,876
    Ferrovial SA.....................................................    11,373      335,555
*   Fluidra SA.......................................................    14,665      183,008
    Fomento de Construcciones y Contratas SA.........................    15,941      192,893
*   Global Dominion Access SA........................................    61,555      258,416
    Grifols SA.......................................................    34,673    1,118,570
    Grupo Catalana Occidente SA......................................    10,508      368,140
*   Grupo Empresarial San Jose SA....................................     5,388       41,706
    Iberdrola S.A....................................................   720,436    7,405,354
*   Indra Sistemas SA................................................    57,644      556,843
    Industria de Diseno Textil SA....................................    84,103    2,620,718
    Laboratorios Farmaceuticos Rovi SA...............................       663       16,178
    Liberbank SA.....................................................   886,100      283,871
    Mapfre SA........................................................   481,175    1,342,957
*   Masmovil Ibercom SA..............................................    18,125      419,659

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SPAIN -- (Continued)
    Mediaset Espana Comunicacion SA..................................  89,514 $   547,723
    Melia Hotels International SA....................................  45,681     372,491
#   Miquel y Costas & Miquel SA......................................  12,924     217,200
    Naturgy Energy Group SA..........................................  71,603   1,950,829
#*  Obrascon Huarte Lain SA..........................................  47,065      54,262
*   Pharma Mar SA....................................................  12,560      26,751
*   Promotora de Informaciones SA, Class A........................... 117,341     174,321
    Prosegur Cia de Seguridad SA..................................... 114,510     444,374
*   Quabit Inmobiliaria SA...........................................  26,315      23,036
*   Realia Business SA...............................................  44,100      43,513
    Red Electrica Corp. SA...........................................  58,838   1,182,498
    Repsol SA, Sponsored ADR.........................................     232       3,859
    Repsol SA........................................................ 146,492   2,414,146
    Sacyr S.A........................................................ 248,475     706,955
    Siemens Gamesa Renewable Energy SA...............................  19,238     264,847
*   Solaria Energia y Medio Ambiente SA..............................  15,503     120,049
*   Talgo SA.........................................................  27,817     173,869
*   Tecnicas Reunidas SA.............................................   3,595      90,493
#   Telefonica SA, Sponsored ADR.....................................   6,481      49,709
    Telefonica SA.................................................... 395,715   3,038,806
    Tubacex SA.......................................................  32,678      96,984
    Unicaja Banco SA.................................................  21,109      19,116
    Vidrala SA.......................................................   8,340     724,968
    Viscofan SA......................................................  23,792   1,290,317
    Vocento SA.......................................................   5,805       7,867
    Zardoya Otis SA..................................................  55,531     421,039
                                                                              -----------
TOTAL SPAIN..........................................................          63,150,909
                                                                              -----------
SWEDEN -- (1.9%)
    AAK AB...........................................................  48,336     857,434
*   AcadeMedia AB....................................................  22,472     113,785
*   Adapteo Oyj......................................................  19,462     213,070
    AddLife AB, Class B..............................................   4,174      93,517
    AddNode Group AB.................................................   7,440     132,760
    AddTech AB, Class B..............................................  15,717     437,379
    AF POYRY AB......................................................  25,821     549,679
    Alfa Laval AB....................................................  38,480     890,630
    Alimak Group AB..................................................  11,144     146,942
    Arjo AB, Class B................................................. 100,495     414,474
    Assa Abloy AB, Class B...........................................  20,915     496,697
    Atlas Copco AB, Class A..........................................  41,392   1,460,993
    Atlas Copco AB, Class B..........................................  24,104     747,906
    Atrium Ljungberg AB, Class B.....................................  12,573     250,363
    Attendo AB.......................................................  36,858     188,201
    Avanza Bank Holding AB...........................................  32,635     278,431
    Axfood AB........................................................  17,325     373,160
    BE Group AB......................................................     696       2,711
    Beijer Alma AB...................................................  20,027     257,548
    Beijer Electronics Group AB......................................   5,488      28,518
    Beijer Ref AB....................................................  17,626     475,853
    Bergman & Beving AB..............................................  13,733     120,148
    Besqab AB........................................................   1,464      21,873
    Betsson AB.......................................................  77,995     384,171
    Bilia AB, Class A................................................  60,249     604,619
    BillerudKorsnas AB...............................................  90,784   1,091,866
    BioGaia AB, Class B..............................................   5,910     225,182
    Biotage AB.......................................................  12,625     130,418
    Bjorn Borg AB....................................................  11,408      25,801
    Boliden AB.......................................................  98,291   2,650,659

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
    Bonava AB, Class B...............................................  38,700 $  373,246
    Bravida Holding AB...............................................  22,401    206,416
    Bufab AB.........................................................  14,774    161,139
    Bulten AB........................................................   5,345     32,812
    Bure Equity AB...................................................  26,553    410,426
#*  Byggmax Group AB.................................................  33,815     94,909
    Castellum AB.....................................................  19,879    406,240
    Catena AB........................................................   5,700    208,789
*   Cavotec SA.......................................................   7,105     10,389
#   Clas Ohlson AB, Class B..........................................  10,924    105,111
#   Cloetta AB, Class B.............................................. 103,165    350,300
*   Collector AB.....................................................   4,634     22,562
    Concentric AB....................................................  13,349    178,476
    Coor Service Management Holding AB...............................   6,606     56,466
    Corem Property Group AB, Class B.................................  16,942     37,762
    Dios Fastigheter AB..............................................  27,940    232,762
    Dometic Group AB................................................. 121,523  1,128,247
*   Doro AB..........................................................  11,734     51,054
    Duni AB..........................................................  13,942    186,994
    Dustin Group AB..................................................  28,097    224,002
    Eastnine AB......................................................   6,781     83,043
#   Elanders AB, Class B.............................................   2,784     23,970
    Electrolux AB....................................................  64,544  1,696,948
    Elekta AB, Class B...............................................  33,319    464,161
#*  Eltel AB.........................................................  29,981     64,771
*   Enea AB..........................................................   5,103     86,188
    Epiroc AB, Class A...............................................  60,137    677,579
    Epiroc AB, Class B...............................................  30,082    327,635
    Essity AB, Class A...............................................   2,277     71,304
    Essity AB, Class B...............................................  43,689  1,364,876
    eWork Group AB...................................................   2,020     14,437
    Fabege AB........................................................  33,056    493,673
#   Fagerhult AB.....................................................  18,220    108,105
*   Fastighets AB Balder, Class B....................................  12,918    501,017
    FastPartner AB...................................................   7,965     67,518
    Fenix Outdoor International AG...................................     880     82,256
#*  Fingerprint Cards AB, Class B....................................  33,245     61,844
    Getinge AB, Class B..............................................  68,521  1,171,473
    Granges AB.......................................................  52,065    506,817
    Gunnebo AB.......................................................  20,442     51,246
    Haldex AB........................................................  18,099     91,124
#   Heba Fastighets AB, Class B......................................   3,227     26,439
*   Hembla AB........................................................   5,254    117,173
    Hemfosa Fastigheter AB...........................................  41,855    431,316
#   Hennes & Mauritz AB, Class B.....................................  71,752  1,503,886
    Hexagon AB, Class B..............................................  12,609    645,554
#   Hexpol AB........................................................  61,107    545,207
    HIQ International AB.............................................  18,807     93,203
    HMS Networks AB..................................................   3,451     44,357
#*  Hoist Finance AB.................................................  27,317    149,917
    Holmen AB, Class B...............................................  29,156    860,413
    Hufvudstaden AB, Class A.........................................  17,897    299,490
    Humana AB........................................................   2,198     13,198
    Husqvarna AB, Class A............................................   6,466     49,207
    Husqvarna AB, Class B............................................ 102,338    784,001
    ICA Gruppen AB...................................................  11,329    501,328
    Indutrade AB.....................................................  18,684    576,080
*   International Petroleum Corp.....................................  24,508     83,176
#   Intrum AB........................................................  24,275    654,431

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
    Inwido AB........................................................  26,971 $  179,716
#*  ITAB Shop Concept AB, Class B....................................   6,100     11,600
    JM AB............................................................  38,405    983,810
    Kindred Group P.L.C..............................................  70,894    514,362
    Klovern AB, Class B.............................................. 155,399    271,438
    KNOW IT AB.......................................................  16,180    318,493
    Kungsleden AB....................................................  50,641    460,188
    Lagercrantz Group AB, Class B....................................  19,630    252,563
#   Lifco AB, Class B................................................   4,400    219,460
    Lindab International AB..........................................  36,336    406,431
    Loomis AB, Class B...............................................  47,522  1,840,024
    Lundin Petroleum AB..............................................  16,381    542,507
*   Medivir AB, Class B..............................................   4,452     10,756
#*  Mekonomen AB.....................................................  18,686    159,169
#   Millicom International Cellular SA...............................  19,088    870,186
*   Modern Times Group MTG AB, Class B...............................  29,162    270,439
    Momentum Group AB, Class B.......................................   8,835     94,985
#   Mycronic AB......................................................  20,214    336,466
    Nederman Holding AB..............................................     851     10,503
    NetEnt AB........................................................  65,538    185,394
    New Wave Group AB, Class B.......................................  25,425    147,928
    Nibe Industrier AB, Class B......................................  25,988    355,839
    Nobia AB.........................................................  70,790    451,994
    Nobina AB........................................................  81,238    514,601
    Nolato AB, Class B...............................................  12,358    692,416
    Nordic Entertainment Group AB, Class B...........................   6,950    197,557
    Nordic Waterproofing Holding A.S.................................   8,292     80,858
    NP3 Fastigheter AB...............................................  14,638    151,116
*   Nyfosa AB........................................................  41,855    279,707
    OEM International AB, Class B....................................     617     13,043
    Opus Group AB.................................................... 125,884     68,112
    Pandox AB........................................................  22,813    456,518
    Peab AB.......................................................... 106,789    900,493
    Platzer Fastigheter Holding AB, Class B..........................   7,438     74,487
    Pricer AB, Class B...............................................  56,354     84,242
    Proact IT Group AB...............................................   5,567     88,015
*   Qliro Group AB...................................................  45,419     40,540
    Ratos AB, Class B................................................ 100,173    258,524
*   RaySearch Laboratories AB........................................   6,442    103,410
#   Recipharm AB, Class B............................................  21,948    312,558
    Resurs Holding AB................................................  53,508    315,116
    Rottneros AB.....................................................  37,562     42,095
#   Saab AB, Class B.................................................  14,111    435,775
    Sagax AB, Class B................................................  20,168    232,301
    Sandvik AB....................................................... 154,897  2,736,615
*   SAS AB........................................................... 178,310    278,799
    Scandi Standard AB...............................................  26,009    191,420
    Scandic Hotels Group AB..........................................  28,508    274,304
    Sectra AB, Class B...............................................   5,635    187,629
    Securitas AB, Class B............................................  44,287    709,129
    Semcon AB........................................................   7,306     45,089
#*  Sensys Gatso Group AB............................................  93,608     13,718
    Sintercast AB....................................................   2,035     27,182
    Skandinaviska Enskilda Banken AB, Class A........................ 171,877  1,648,530
    Skandinaviska Enskilda Banken AB, Class C........................   2,149     20,779
    Skanska AB, Class B..............................................  30,045    640,164
    SKF AB, Class A..................................................   2,953     53,498
    SKF AB, Class B..................................................  99,854  1,807,971
#   SkiStar AB.......................................................  24,236    290,845

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    SSAB AB, Class A.................................................   2,266 $     6,472
    SSAB AB, Class A.................................................  38,420     107,536
    SSAB AB, Class B, Share, Class B.................................  12,844      32,330
    SSAB AB, Class B................................................. 157,513     396,809
    Svenska Cellulosa AB SCA, Class A................................   4,431      46,852
    Svenska Cellulosa AB SCA, Class B................................  95,638     975,902
    Svenska Handelsbanken AB, Class A................................ 109,909   1,103,025
#   Svenska Handelsbanken AB, Class B................................   3,513      35,303
    Sweco AB, Class B................................................  23,921     841,652
    Swedbank AB, Class A.............................................  95,088   1,332,495
    Swedish Match AB.................................................  13,787     647,690
*   Swedish Orphan Biovitrum AB......................................  14,352     227,599
    Systemair AB.....................................................   2,297      33,050
    Tele2 AB, Class B................................................  51,512     737,408
    Telefonaktiebolaget LM Ericsson, Class A.........................   1,788      15,605
    Telefonaktiebolaget LM Ericsson, Class B.........................  93,462     816,744
#   Telia Co. AB..................................................... 300,171   1,320,425
    Thule Group AB...................................................  36,833     750,065
    Trelleborg AB, Class B...........................................  44,670     722,343
    Troax Group AB...................................................  14,558     162,311
    Vitrolife AB.....................................................  17,265     269,378
    Volvo AB, Class A................................................  37,610     563,625
    Volvo AB, Class B................................................ 272,897   4,089,570
    Wallenstam AB, Class B...........................................  41,969     459,659
    Wihlborgs Fastigheter AB.........................................  39,979     604,894
                                                                              -----------
TOTAL SWEDEN.........................................................          72,991,400
                                                                              -----------
SWITZERLAND -- (4.9%)
    ABB, Ltd......................................................... 176,868   3,714,225
    Adecco Group AG..................................................  59,457   3,534,490
*   Alcon, Inc.......................................................  22,285   1,320,856
*   Alcon, Inc.......................................................  38,961   2,304,080
    Allreal Holding AG...............................................   8,245   1,606,531
    ALSO Holding AG..................................................   2,341     348,489
*   ams AG...........................................................  19,933     895,642
    APG SGA SA.......................................................     491     144,998
    Arbonia AG.......................................................  24,172     303,548
*   Aryzta AG........................................................ 443,872     350,627
    Ascom Holding AG.................................................  13,667     135,521
    Autoneum Holding AG..............................................   1,342     150,548
    Bachem Holding AG, Class B.......................................     653      99,684
    Baloise Holding AG...............................................  14,494   2,680,715
    Banque Cantonale de Geneve.......................................     610     122,167
    Banque Cantonale Vaudoise........................................   1,036     812,350
    Barry Callebaut AG...............................................     608   1,284,886
    Belimo Holding AG................................................     143     896,969
    Bell Food Group AG...............................................     967     265,642
    Bellevue Group AG................................................   5,452     124,258
#   Berner Kantonalbank AG...........................................   1,480     326,351
    BFW Liegenschaften AG............................................     830      36,752
    BKW AG...........................................................   5,841     431,118
#   Bobst Group SA...................................................   5,079     266,769
    Bossard Holding AG, Class A......................................   3,940     625,727
    Bucher Industries AG.............................................   3,602   1,114,898
    Burckhardt Compression Holding AG................................   1,128     268,816
    Burkhalter Holding AG............................................   1,875     148,416
    Calida Holding AG................................................   2,606      85,851
    Carlo Gavazzi Holding AG.........................................     249      66,899
    Cembra Money Bank AG.............................................  10,884   1,154,198

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
    Cham Group AG....................................................     140 $    60,823
    Chocoladefabriken Lindt & Spruengli AG...........................       9     736,999
#   Cicor Technologies, Ltd..........................................   1,175      55,274
    Cie Financiere Richemont SA......................................  31,948   2,510,511
    Cie Financiere Tradition SA......................................     908      94,799
    Clariant AG......................................................  68,588   1,406,914
    Coltene Holding AG...............................................   1,472     120,520
    Conzzeta AG......................................................     636     554,488
    Credit Suisse Group AG........................................... 172,760   2,138,400
    Credit Suisse Group AG, Sponsored ADR............................   2,292      28,377
    Daetwyler Holding AG.............................................   3,169     546,147
    DKSH Holding AG..................................................  14,967     711,696
    dormakaba Holding AG.............................................     982     629,042
*   Dottikon Es Holding AG...........................................      32      14,983
    Dufry AG.........................................................  12,792   1,112,593
    EFG International AG.............................................  55,885     353,145
    Emmi AG..........................................................     898     760,518
    EMS-Chemie Holding AG............................................   1,057     662,209
#   Feintool International Holding AG................................   1,181      71,014
    Flughafen Zurich AG..............................................  10,706   1,929,137
    Forbo Holding AG.................................................     609     970,436
*   GAM Holding AG................................................... 100,101     334,158
    Geberit AG.......................................................   5,062   2,571,951
    Georg Fischer AG.................................................   2,345   2,239,596
    Givaudan SA......................................................   1,081   3,175,907
    Gurit Holding AG.................................................     219     312,805
    Helvetia Holding AG..............................................  18,222   2,559,594
    Hiag Immobilien Holding AG.......................................   1,172     125,433
#*  HOCHDORF Holding AG..............................................     378      31,544
    Huber & Suhner AG................................................   4,423     294,673
    Implenia AG......................................................   6,671     254,233
    Inficon Holding AG...............................................     821     588,993
    Interroll Holding AG.............................................     300     620,741
    Intershop Holding AG.............................................     428     235,417
    Investis Holding SA..............................................     548      42,734
    Julius Baer Group, Ltd...........................................  57,765   2,558,042
    Jungfraubahn Holding AG..........................................     519      80,975
    Kardex AG........................................................   5,204     756,241
#   Komax Holding AG.................................................   1,351     287,489
#   Kudelski SA......................................................  13,192      76,681
    Kuehne + Nagel International AG..................................   6,968   1,125,730
    LafargeHolcim, Ltd...............................................  64,201   3,313,957
    LafargeHolcim, Ltd...............................................   6,741     346,217
*   Lastminute.com NV................................................   1,562      64,777
    LEM Holding SA...................................................     135     159,717
    Liechtensteinische Landesbank AG.................................   5,927     391,370
    Logitech International SA........................................   5,234     214,840
#   Logitech International SA........................................  27,599   1,124,659
    Lonza Group AG...................................................  12,602   4,542,169
    Luzerner Kantonalbank AG.........................................   1,110     463,991
*   Meier Tobler Group AG............................................   1,320      18,604
    Metall Zug AG....................................................      79     158,584
#*  Meyer Burger Technology AG.......................................  24,599      10,389
    Mikron Holding AG................................................   2,756      18,946
    Mobilezone Holding AG............................................  16,695     181,501
    Mobimo Holding AG................................................   3,642   1,027,103
    Nestle SA........................................................ 243,456  26,045,242
    Novartis AG, Sponsored ADR.......................................  20,738   1,813,331
    Novartis AG...................................................... 132,989  11,619,940

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
SWITZERLAND -- (Continued)
    OC Oerlikon Corp. AG.............................................  94,595 $    970,748
*   Orascom Development Holding AG...................................   6,059       91,005
    Orior AG.........................................................   2,610      229,444
    Partners Group Holding AG........................................   2,549    1,991,945
    Phoenix Mecano AG................................................     204       90,820
    Plazza AG, Class A...............................................     251       65,918
    PSP Swiss Property AG............................................  11,817    1,564,157
    Rieter Holding AG................................................   1,861      253,675
    Roche Holding AG.................................................   2,616      779,900
    Roche Holding AG.................................................  58,789   17,692,891
    Romande Energie Holding SA.......................................      61       72,940
    Schaffner Holding AG.............................................     112       23,930
    Schindler Holding AG.............................................   3,519      833,347
#*  Schmolz + Bickenbach AG.......................................... 255,787       67,765
    Schweiter Technologies AG........................................     571      586,859
    SFS Group AG.....................................................   9,124      808,282
    SGS SA...........................................................     682    1,778,727
    Siegfried Holding AG.............................................   1,873      763,492
    Sika AG..........................................................  19,260    3,310,919
#   Sonova Holding AG................................................   7,465    1,713,056
    St Galler Kantonalbank AG........................................     944      413,264
    Straumann Holding AG.............................................   1,478    1,320,566
    Sulzer AG........................................................  10,188    1,030,336
    Sunrise Communications Group AG..................................  30,225    2,351,668
    Swatch Group AG (The)............................................   4,741    1,314,575
    Swatch Group AG (The)............................................   8,337      447,583
    Swiss Life Holding AG............................................   6,095    3,052,478
    Swiss Prime Site AG..............................................  37,731    3,889,003
    Swiss Re AG......................................................  26,745    2,805,249
#   Swisscom AG......................................................  12,175    6,227,444
    Swissquote Group Holding SA......................................   3,578      156,093
    Tamedia AG.......................................................   1,199      112,564
    Temenos AG.......................................................  15,969    2,284,699
    Thurgauer Kantonalbank...........................................     480       51,580
    Tornos Holding AG................................................   3,541       24,042
#   u-blox Holding AG................................................   3,573      289,618
    UBS Group AG..................................................... 254,309    3,009,788
#*  UBS Group AG.....................................................  14,105      166,016
    Valiant Holding AG...............................................   5,043      512,218
    Valora Holding AG................................................   1,777      508,928
    Varia US Properties AG...........................................     573       22,837
    VAT Group AG.....................................................  13,148    1,933,171
    Vaudoise Assurances Holding SA...................................     532      294,660
    Vetropack Holding AG.............................................      97      263,345
#   Vifor Pharma AG..................................................   9,755    1,536,210
    Vontobel Holding AG..............................................  18,204    1,061,358
    VP Bank AG.......................................................   1,871      291,888
    VZ Holding AG....................................................     610      170,412
    Walliser Kantonalbank............................................     123       14,090
    Warteck Invest AG................................................      18       37,219
#   Ypsomed Holding AG...............................................     888      131,745
    Zehnder Group AG.................................................   4,844      211,746
    Zueblin Immobilien Holding AG....................................     454       11,953
    Zug Estates Holding AG, Class B..................................      34       69,301
    Zuger Kantonalbank AG............................................      17      103,732
    Zurich Insurance Group AG........................................  12,497    4,895,075
                                                                              ------------
TOTAL SWITZERLAND....................................................          185,584,594
                                                                              ------------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (4.2%)
    ABC Taiwan Electronics Corp......................................    35,544 $   24,988
    Ability Enterprise Co., Ltd......................................   123,988     68,639
    Ability Opto-Electronics Technology Co., Ltd.....................    29,083     47,786
    AcBel Polytech, Inc..............................................    63,000     45,877
    Accton Technology Corp...........................................   139,000    826,866
    Acer, Inc........................................................   840,000    490,134
    ACES Electronic Co., Ltd.........................................    37,000     32,123
    Acter Group Corp., Ltd...........................................    28,550    157,358
    Action Electronics Co., Ltd......................................    63,000     15,060
    Actron Technology Corp...........................................    38,642    117,056
    A-DATA Technology Co., Ltd.......................................    89,000    147,669
    Addcn Technology Co., Ltd........................................     4,000     32,693
    Adlink Technology, Inc...........................................    28,659     44,950
    Advanced Ceramic X Corp..........................................    13,000    107,177
    Advanced International Multitech Co., Ltd........................    60,000     79,926
*   Advanced Lithium Electrochemistry Cayman Co., Ltd................    33,533     17,646
*   Advanced Optoelectronic Technology, Inc..........................    31,000     15,798
    Advanced Wireless Semiconductor Co...............................    47,000    167,134
    Advancetek Enterprise Co., Ltd...................................    96,571     54,380
    Advantech Co., Ltd...............................................    24,599    243,034
    Aerospace Industrial Development Corp............................   307,000    319,646
*   AGV Products Corp................................................   227,875     51,795
    Airtac International Group.......................................    32,229    438,014
    Alchip Technologies, Ltd.........................................    22,000    134,376
*   ALI Corp.........................................................   124,000     51,937
    All Ring Tech Co., Ltd...........................................    34,000     44,881
    Allied Circuit Co., Ltd..........................................    13,000     38,684
    Allis Electric Co., Ltd..........................................    90,640     50,093
    Alltop Technology Co., Ltd.......................................    23,000     56,720
    Alpha Networks, Inc..............................................   134,300     99,108
    Altek Corp.......................................................   121,000     93,485
    Amazing Microelectronic Corp.....................................    37,308    104,857
    Ambassador Hotel (The)...........................................    99,000     77,860
    Ampire Co., Ltd..................................................    28,000     19,617
*   AmTRAN Technology Co., Ltd.......................................   359,000    129,376
    Anderson Industrial Corp.........................................    41,405     12,109
    Anpec Electronics Corp...........................................    40,799     99,571
    AP Memory Technology Corp........................................     8,397     12,692
    Apacer Technology, Inc...........................................    35,750     38,322
    APAQ Technology Co., Ltd.........................................    25,267     29,448
    APCB, Inc........................................................    64,000     55,526
    Apex Biotechnology Corp..........................................    32,000     28,962
#   Apex International Co., Ltd......................................    53,550     76,273
#   Arcadyan Technology Corp.........................................    41,000    126,449
    Ardentec Corp....................................................   268,990    250,469
    Argosy Research, Inc.............................................    22,000     41,762
    ASE Technology Holding Co., Ltd., ADR............................     8,500     43,350
    ASE Technology Holding Co., Ltd..................................   688,931  1,787,384
    Asia Cement Corp.................................................   526,000    742,515
    Asia Electronic Material Co., Ltd................................    26,000     15,091
    Asia Optical Co., Inc............................................    63,000    173,742
*   Asia Pacific Telecom Co., Ltd.................................... 1,046,000    205,762
*   Asia Plastic Recycling Holding, Ltd..............................    96,159     18,676
    Asia Polymer Corp................................................   159,962     80,962
    Asia Tech Image, Inc.............................................    29,000     50,442
    Asia Vital Components Co., Ltd...................................   132,000    180,373
#   ASMedia Technology, Inc..........................................     7,260    116,433
    ASPEED Technology, Inc...........................................     5,000    130,661
    ASROCK, Inc......................................................    12,000     29,598

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Asustek Computer, Inc............................................    97,000 $  658,041
    Aten International Co., Ltd......................................    45,000    127,486
    AU Optronics Corp., Sponsored ADR................................    12,300     30,750
#   AU Optronics Corp................................................ 3,378,000    861,256
    Audix Corp.......................................................    34,000     44,089
    AURAS Technology Co., Ltd........................................    28,000    210,831
    Aurora Corp......................................................    14,100     43,552
    Avalue Technology, Inc...........................................    20,000     52,740
    Avermedia Technologies...........................................    85,000     30,020
    AVY Precision Technology, Inc....................................    45,154     49,727
    Axiomtek Co., Ltd................................................    10,000     19,131
    Bank of Kaohsiung Co., Ltd.......................................   284,871     89,664
    Baolong International Co., Ltd...................................    21,000      9,275
    Basso Industry Corp..............................................    40,000     64,202
    BenQ Materials Corp..............................................    46,000     28,207
    BES Engineering Corp.............................................   618,000    165,063
    Bin Chuan Enterprise Co., Ltd....................................    22,000     16,556
*   Biostar Microtech International Corp.............................    74,000     27,447
    Bioteque Corp....................................................    39,000    167,036
#   Bizlink Holding, Inc.............................................    48,488    329,639
*   Boardtek Electronics Corp........................................    37,000     33,551
    Bright Led Electronics Corp......................................    41,000     20,221
    Brighton-Best International Taiwan, Inc..........................    16,423     17,255
    C Sun Manufacturing, Ltd.........................................    98,000     83,570
*   Cameo Communications, Inc........................................   106,000     28,104
    Capital Futures Corp.............................................    40,400     57,019
    Capital Securities Corp..........................................   894,680    270,161
    Career Technology MFG. Co., Ltd..................................    44,363     55,027
*   Carnival Industrial Corp.........................................   129,771     41,571
    Casetek Holdings, Ltd............................................    68,377    123,443
    Caswell, Inc.....................................................    13,000     37,129
    Catcher Technology Co., Ltd......................................   222,000  1,881,696
#   Cathay Financial Holding Co., Ltd................................   775,000  1,025,835
    Cathay Real Estate Development Co., Ltd..........................   312,000    224,403
    Cayman Engley Industrial Co., Ltd................................    10,654     33,734
    Celxpert Energy Corp.............................................    32,000     31,533
    Center Laboratories, Inc.........................................    37,324     81,626
    Central Reinsurance Co., Ltd.....................................    59,850     36,107
    Chailease Holding Co., Ltd.......................................   271,853  1,224,975
    Chain Chon Industrial Co., Ltd...................................    47,000     13,866
    ChainQui Construction Development Co., Ltd.......................    26,904     21,376
*   Champion Building Materials Co., Ltd.............................   118,000     25,131
    Chang Hwa Commercial Bank, Ltd...................................   835,899    652,240
    Chang Wah Electromaterials, Inc..................................    17,900    100,735
    Chang Wah Technology Co., Ltd....................................    50,000     61,906
#   Channel Well Technology Co., Ltd.................................    48,000     39,657
    Chant Sincere Co., Ltd...........................................    19,000     16,057
    Charoen Pokphand Enterprise......................................    93,000    200,278
    Chaun-Choung Technology Corp.....................................    10,000     67,266
    CHC Healthcare Group.............................................    34,000     46,212
    CHC Resources Corp...............................................    33,000     55,464
    Chen Full International Co., Ltd.................................    38,000     46,498
    Chenbro Micom Co., Ltd...........................................    23,000     57,663
    Cheng Fwa Industrial Co., Ltd....................................    36,000     14,907
    Cheng Loong Corp.................................................   369,000    219,972
*   Cheng Mei Materials Technology Corp..............................   197,000     50,878
    Cheng Shin Rubber Industry Co., Ltd..............................   449,000    705,659
    Cheng Uei Precision Industry Co., Ltd............................   175,000    262,166
    Chenming Mold Industry Corp......................................    32,000     14,400

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    Chia Chang Co., Ltd..............................................    40,000 $ 50,475
#   Chia Hsin Cement Corp............................................   215,000  134,218
    Chian Hsing Forging Industrial Co., Ltd..........................    16,000   29,025
    Chicony Electronics Co., Ltd.....................................   257,773  800,833
    Chicony Power Technology Co., Ltd................................    54,481  106,325
#   Chieftek Precision Co., Ltd......................................    38,500  114,792
    Chien Kuo Construction Co., Ltd..................................   109,000   36,292
    Chilisin Electronics Corp........................................    95,674  269,692
    China Airlines, Ltd.............................................. 2,102,000  625,999
    China Bills Finance Corp.........................................   504,000  246,760
    China Chemical & Pharmaceutical Co., Ltd.........................   105,000   65,984
    China Development Financial Holding Corp......................... 2,156,000  672,379
    China Electric Manufacturing Corp................................   173,000   60,908
    China Fineblanking Technology Co., Ltd...........................    15,907   16,936
    China General Plastics Corp......................................   195,238  143,905
    China Glaze Co., Ltd.............................................    48,000   19,869
*   China Life Insurance Co., Ltd....................................   748,854  617,181
    China Man-Made Fiber Corp........................................   732,482  195,474
    China Metal Products.............................................   121,000  125,045
    China Motor Corp.................................................   105,200  143,030
    China Petrochemical Development Corp............................. 1,432,450  477,214
    China Steel Chemical Corp........................................    35,000  145,245
    China Steel Corp................................................. 1,257,000  967,871
    China Steel Structure Co., Ltd...................................    45,000   36,213
    China Wire & Cable Co., Ltd......................................    31,000   27,078
    Chinese Maritime Transport, Ltd..................................    33,000   33,759
    Ching Feng Home Fashions Co., Ltd................................    69,000  102,141
    Chin-Poon Industrial Co., Ltd....................................   161,000  163,135
    Chipbond Technology Corp.........................................   271,000  536,926
    ChipMOS Techinologies, Inc.......................................   186,133  184,190
    Chlitina Holding, Ltd............................................    20,000  159,239
    Chong Hong Construction Co., Ltd.................................   115,100  309,804
    Chroma ATE, Inc..................................................    57,000  283,410
    Chun Yuan Steel Industry Co., Ltd................................   220,000   74,077
    Chung Hsin Electric & Machinery Manufacturing Corp...............   176,000  117,665
#   Chung Hung Steel Corp............................................   583,000  173,708
    Chung Hwa Pulp Corp..............................................   240,228   72,932
    Chunghwa Chemical Synthesis & Biotech Co., Ltd...................    16,000   19,288
    Chunghwa Precision Test Tech Co., Ltd............................     2,000   64,098
    Chunghwa Telecom Co., Ltd., Sponsored ADR........................     3,400  124,372
    Chunghwa Telecom Co., Ltd........................................    93,000  342,469
    Chyang Sheng Dyeing & Finishing Co., Ltd.........................    54,000   23,150
    Cleanaway Co., Ltd...............................................    43,000  223,156
    Clevo Co.........................................................   214,000  258,784
*   CMC Magnetics Corp...............................................   503,712  188,241
    C-Media Electronics, Inc.........................................    19,000   11,133
    Coland Holdings, Ltd.............................................    13,000   13,307
    Compal Electronics, Inc.......................................... 1,172,000  699,646
    Compeq Manufacturing Co., Ltd....................................   614,000  858,949
    Compucase Enterprise.............................................    33,000   28,675
    Concord Securities Co., Ltd......................................   298,844   72,050
    Concraft Holding Co., Ltd........................................    13,818   85,988
    Continental Holdings Corp........................................   179,000   88,172
    Contrel Technology Co., Ltd......................................    49,000   26,124
    Coremax Corp.....................................................    29,600   78,011
    Coretronic Corp..................................................   181,000  233,817
    Co-Tech Development Corp.........................................    90,552  128,479
    Cowealth Medical Holding Co., Ltd................................    27,600   39,393
    Coxon Precise Industrial Co., Ltd................................    34,000   19,912

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Creative Sensor, Inc.............................................    35,000 $   24,200
    CTBC Financial Holding Co., Ltd.................................. 1,729,563  1,202,415
    CTCI Corp........................................................   253,000    340,135
    Cub Elecparts, Inc...............................................    14,778    123,722
    CviLux Corp......................................................    28,360     24,029
    CX Technology Co., Ltd...........................................    28,986     18,966
    Cyberlink Corp...................................................    23,000     74,629
    CyberPower Systems, Inc..........................................    17,000     57,234
    CyberTAN Technology, Inc.........................................   149,000     87,193
    Cypress Technology Co., Ltd......................................    17,800     46,843
    DA CIN Construction Co., Ltd.....................................   111,000     74,206
    Dadi Early-Childhood Education Group, Ltd........................    14,352    122,107
    Dafeng TV, Ltd...................................................    12,000     15,063
    Da-Li Development Co., Ltd.......................................    65,647     58,845
    Darfon Electronics Corp..........................................    95,000    127,279
    Darwin Precisions Corp...........................................   165,000     89,911
    Davicom Semiconductor, Inc.......................................    23,000     12,663
    Daxin Materials Corp.............................................    26,900     74,296
    De Licacy Industrial Co., Ltd....................................    80,011     70,288
    Delpha Construction Co., Ltd.....................................    27,000     14,269
    Delta Electronics, Inc...........................................   103,365    453,822
    Depo Auto Parts Ind Co., Ltd.....................................    49,000     99,492
    Dimerco Data System Corp.........................................    11,000     14,543
    Dimerco Express Corp.............................................    18,000     14,531
    D-Link Corp......................................................   252,800     99,058
*   Dynamic Electronics Co., Ltd.....................................    92,000     46,633
    Dynapack International Technology Corp...........................    67,000    132,722
    E Ink Holdings, Inc..............................................   145,000    142,273
    E.Sun Financial Holding Co., Ltd................................. 1,469,209  1,327,518
    Eastern Media International Corp.................................   151,000     50,811
    Eclat Textile Co., Ltd...........................................    26,583    356,442
    ECOVE Environment Corp...........................................    14,000     97,692
*   Edimax Technology Co., Ltd.......................................    97,000     33,407
    Edison Opto Corp.................................................    22,000      9,407
    Edom Technology Co., Ltd.........................................    65,467     42,965
    eGalax_eMPIA Technology, Inc.....................................    18,387     29,931
    Egis Technology, Inc.............................................    37,000    332,596
    Elan Microelectronics Corp.......................................    46,900    144,695
*   E-Lead Electronic Co., Ltd.......................................    12,000      9,423
    E-LIFE MALL Corp.................................................    23,000     50,158
    Elite Advanced Laser Corp........................................    90,768    165,849
#   Elite Material Co., Ltd..........................................   145,000    602,289
    Elite Semiconductor Memory Technology, Inc.......................   108,000    113,088
*   Elitegroup Computer Systems Co., Ltd.............................   138,000     61,399
    eMemory Technology, Inc..........................................    18,000    198,650
    Emerging Display Technologies Corp...............................    31,000     17,689
    Ennoconn Corp....................................................    19,140    143,108
    EnTie Commercial Bank Co., Ltd...................................   166,000     84,396
*   Epileds Technologies, Inc........................................    24,000     10,914
#   Epistar Corp.....................................................   508,000    493,801
    Eson Precision Ind. Co., Ltd.....................................    30,000     37,038
    Eternal Materials Co., Ltd.......................................   250,029    212,550
*   Etron Technology, Inc............................................    83,000     25,826
    Eurocharm Holdings Co., Ltd......................................    13,000     52,952
    Eva Airways Corp................................................. 1,612,922    755,762
*   Everest Textile Co., Ltd.........................................   132,178     44,266
    Evergreen International Storage & Transport Corp.................   215,000     99,037
*   Evergreen Marine Corp. Taiwan, Ltd...............................   607,381    248,708
    Everlight Chemical Industrial Corp...............................   171,405     90,045

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Everlight Electronics Co., Ltd...................................   180,000 $  165,131
*   Everspring Industry Co., Ltd.....................................    41,000     14,870
    Excelliance Mos Corp.............................................     7,000     28,545
    Excelsior Medical Co., Ltd.......................................    44,000     77,297
    Far Eastern Department Stores, Ltd...............................   478,000    410,261
    Far Eastern International Bank................................... 1,212,101    475,524
    Far Eastern New Century Corp.....................................   544,100    529,162
    Far EasTone Telecommunications Co., Ltd..........................   180,000    431,897
    Faraday Technology Corp..........................................    51,600     97,717
    Farglory Land Development Co., Ltd...............................   166,000    210,961
*   Federal Corp.....................................................   197,926     87,290
    Feedback Technology Corp.........................................     7,700     14,903
    Feng Hsin Steel Co., Ltd.........................................   165,000    285,665
    Feng TAY Enterprise Co., Ltd.....................................    56,632    382,568
*   First Copper Technology Co., Ltd.................................    87,000     26,959
    First Financial Holding Co., Ltd................................. 1,208,876    886,406
    First Hi-Tec Enterprise Co., Ltd.................................    42,969     57,470
    First Hotel......................................................    48,000     23,633
    First Insurance Co., Ltd. (The)..................................   119,000     55,271
    First Steamship Co., Ltd.........................................   257,311     96,561
#   FLEXium Interconnect, Inc........................................   194,112    697,464
    Flytech Technology Co., Ltd......................................    72,297    167,257
    FocalTech Systems Co., Ltd.......................................   117,228     91,279
    Forest Water Environment Engineering Co., Ltd....................    17,000     30,214
    Formosa Advanced Technologies Co., Ltd...........................    50,000     55,551
    Formosa Chemicals & Fibre Corp...................................   230,000    668,535
    Formosa International Hotels Corp................................    12,672     67,332
    Formosa Laboratories, Inc........................................    30,403     37,955
    Formosa Petrochemical Corp.......................................    90,000    286,660
    Formosa Plastics Corp............................................   156,000    500,744
    Formosa Sumco Technology Corp....................................     7,000     26,769
    Formosa Taffeta Co., Ltd.........................................   235,000    267,316
    Formosan Rubber Group, Inc.......................................   106,110     64,904
    Formosan Union Chemical..........................................   116,785     50,052
    Fortune Electric Co., Ltd........................................    40,000     33,535
    Founding Construction & Development Co., Ltd.....................    72,000     38,300
    Foxconn Technology Co., Ltd......................................   253,535    542,181
    Foxsemicon Integrated Technology, Inc............................    36,357    188,855
    Froch Enterprise Co., Ltd........................................   131,000     55,100
    FSP Technology, Inc..............................................    45,000     31,018
    Fubon Financial Holding Co., Ltd.................................   890,000  1,302,101
    Fulgent Sun International Holding Co., Ltd.......................    41,646    164,640
    Fullerton Technology Co., Ltd....................................    51,000     32,940
    Fulltech Fiber Glass Corp........................................   128,270     58,275
    G Shank Enterprise Co., Ltd......................................    49,000     37,718
    Gallant Precision Machining Co., Ltd.............................    55,000     36,237
    Gamania Digital Entertainment Co., Ltd...........................    54,000    102,516
    GCS Holdings, Inc................................................     9,000     20,579
    GEM Services, Inc................................................    34,210     80,078
*   Gemtek Technology Corp...........................................   153,000    119,434
    General Interface Solution Holding, Ltd..........................   105,000    393,992
    General Plastic Industrial Co., Ltd..............................    20,480     20,859
    Generalplus Technology, Inc......................................    19,000     20,642
    Genesys Logic, Inc...............................................    35,000     41,084
    Genius Electronic Optical Co., Ltd...............................    33,000    475,302
*   GeoVision, Inc...................................................    22,977     24,905
    Getac Technology Corp............................................   163,000    267,221
    Giant Manufacturing Co., Ltd.....................................    87,000    643,316
*   Giantplus Technology Co., Ltd....................................   117,000     54,076

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Gigabyte Technology Co., Ltd.....................................   212,000 $  353,536
*   Gigastorage Corp.................................................   142,000     34,816
    Ginko International Co., Ltd.....................................    13,000     77,598
    Global Brands Manufacture, Ltd...................................   121,000     68,183
#   Global Lighting Technologies, Inc................................    35,000    108,162
    Global Mixed Mode Technology, Inc................................    10,000     41,644
    Global PMX Co., Ltd..............................................    15,000     83,514
    Global Unichip Corp..............................................    21,000    184,119
#   Globalwafers Co., Ltd............................................    33,000    393,732
    Globe Union Industrial Corp......................................    99,000     54,426
    Gloria Material Technology Corp..................................   195,680    122,084
*   Gold Circuit Electronics, Ltd....................................   160,000     80,431
    Golden Friends Corp..............................................    15,000     28,907
    Goldsun Building Materials Co., Ltd..............................   465,000    210,201
    Good Will Instrument Co., Ltd....................................    25,000     22,062
    Gourmet Master Co., Ltd..........................................    26,237    119,299
    Grand Fortune Securities Co., Ltd................................    54,000     15,763
    Grand Ocean Retail Group, Ltd....................................    31,000     30,204
*   Grand Pacific Petrochemical......................................   385,000    232,497
    Grand Plastic Technology Corp....................................     7,000     43,653
    GrandTech CG Systems, Inc........................................    25,200     33,933
    Grape King Bio, Ltd..............................................    32,000    198,121
    Great China Metal Industry.......................................    77,000     59,996
    Great Taipei Gas Co., Ltd........................................    55,000     56,126
    Great Wall Enterprise Co., Ltd...................................   355,950    440,494
    Greatek Electronics, Inc.........................................   176,000    247,361
*   Green Energy Technology, Inc.....................................   133,000      1,049
    GTM Holdings Corp................................................    52,000     44,331
    Hannstar Board Corp..............................................   120,354    176,329
    HannStar Display Corp............................................ 1,291,000    274,319
*   HannsTouch Solution, Inc.........................................   188,079     85,307
    Hanpin Electron Co., Ltd.........................................    14,000     15,445
    Harvatek Corp....................................................    62,000     26,293
    Hey Song Corp....................................................    81,000     84,482
    Highlight Tech Corp..............................................    23,000     19,877
    Highwealth Construction Corp.....................................   255,300    391,856
    HIM International Music, Inc.....................................    11,900     51,593
    Hiroca Holdings, Ltd.............................................    26,000     54,403
    Hitron Technology, Inc...........................................    87,559     53,066
    Hiwin Technologies Corp..........................................    64,082    549,736
    Ho Tung Chemical Corp............................................   399,125     92,855
    Hocheng Corp.....................................................   129,000     33,449
    Holiday Entertainment Co., Ltd...................................    18,000     40,208
    Holtek Semiconductor, Inc........................................    98,000    213,702
    Holy Stone Enterprise Co., Ltd...................................    71,500    236,560
    Hon Hai Precision Industry Co., Ltd..............................   886,624  2,341,665
    Hong Pu Real Estate Development Co., Ltd.........................    97,000     70,862
    Hong TAI Electric Industrial.....................................    63,000     21,711
    Hong YI Fiber Industry Co........................................    56,000     33,280
*   Horizon Securities Co., Ltd......................................   113,000     23,524
    Hota Industrial Manufacturing Co., Ltd...........................    60,786    224,974
    Hotai Motor Co., Ltd.............................................    31,000    548,398
    Hotron Precision Electronic Industrial Co., Ltd..................    30,095     44,106
#   Hsin Kuang Steel Co., Ltd........................................   100,000     93,619
    Hsin Yung Chien Co., Ltd.........................................    18,900     52,057
    Hsing TA Cement Co...............................................    21,000     12,651
    HTC Corp.........................................................   148,000    178,790
    Hu Lane Associate, Inc...........................................    49,000    120,046
*   HUA ENG Wire & Cable Co., Ltd....................................   132,000     43,077

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Hua Nan Financial Holdings Co., Ltd.............................. 1,012,755 $  727,791
    Huaku Development Co., Ltd.......................................    83,000    227,844
    Huang Hsiang Construction Corp...................................    77,000     92,230
    Hung Ching Development & Construction Co., Ltd...................    54,000     41,960
*   Hung Sheng Construction, Ltd.....................................   372,600    256,364
*   Hwa Fong Rubber Industrial Co., Ltd..............................   111,000     43,535
    Ibase Technology, Inc............................................    49,345     73,514
    IBF Financial Holdings Co., Ltd.................................. 1,022,709    366,031
    Ichia Technologies, Inc..........................................   138,000     79,902
*   I-Chiun Precision Industry Co., Ltd..............................    92,000     25,014
    IEI Integration Corp.............................................    38,340     71,206
    Infortrend Technology, Inc.......................................    88,000     43,371
    Innodisk Corp....................................................    34,100    149,154
    Innolux Corp..................................................... 5,590,000  1,239,116
    Inpaq Technology Co., Ltd........................................    24,000     28,729
    Intai Technology Corp............................................     7,000     30,668
*   Integrated Service Technology, Inc...............................    27,109     38,322
    IntelliEPI, Inc..................................................     8,000     17,456
    International CSRC Investment Holdings Co........................   291,562    313,743
    International Games System Co., Ltd..............................    32,000    411,588
    Inventec Corp....................................................   569,000    412,284
    Iron Force Industrial Co., Ltd...................................    14,000     62,554
    I-Sheng Electric Wire & Cable Co., Ltd...........................    25,000     34,434
    ITE Technology, Inc..............................................    43,000     62,545
    ITEQ Corp........................................................   114,000    577,398
    Jarllytec Co., Ltd...............................................    21,000     48,549
    Jean Co., Ltd....................................................    26,000      9,587
    Jentech Precision Industrial Co., Ltd............................    20,000    111,721
    Jess-Link Products Co., Ltd......................................    56,250     55,201
    Jih Lin Technology Co., Ltd......................................    28,000     55,259
    Jih Sun Financial Holdings Co., Ltd..............................   757,528    238,013
    Jinan Acetate Chemical Co., Ltd..................................     5,000     20,282
    Jinli Group Holdings, Ltd........................................    57,008     24,337
    JMC Electronics Co., Ltd.........................................    10,000     30,144
    Jourdeness Group, Ltd............................................    21,000     70,365
#   K Laser Technology, Inc..........................................   111,000     82,086
    Kaori Heat Treatment Co., Ltd....................................    13,000     17,036
    Kaulin Manufacturing Co., Ltd....................................    45,000     22,635
    Kayee International Group Co., Ltd...............................     8,000     26,492
    KEE TAI Properties Co., Ltd......................................   185,000     74,451
#   Kenda Rubber Industrial Co., Ltd.................................   127,899    136,259
    Kenmec Mechanical Engineering Co., Ltd...........................    84,000     42,652
    Kerry TJ Logistics Co., Ltd......................................    45,000     56,261
*   Key Ware Electronics Co., Ltd....................................    53,858     22,093
    Kindom Development Co., Ltd......................................   168,000    175,285
    King Chou Marine Technology Co., Ltd.............................    36,340     40,998
    King Slide Works Co., Ltd........................................     9,000    107,547
    King Yuan Electronics Co., Ltd...................................   707,000    885,645
    Kingpak Technology, Inc..........................................    13,252     64,481
#   King's Town Bank Co., Ltd........................................   471,000    490,018
*   King's Town Construction Co., Ltd................................    34,000     32,602
    Kinik Co.........................................................    59,000    133,026
*   Kinko Optical Co., Ltd...........................................    39,000     37,531
    Kinpo Electronics................................................   614,000    226,592
#   Kinsus Interconnect Technology Corp..............................   112,000    176,922
    KMC Kuei Meng International, Inc.................................    32,300    107,594
    KS Terminals, Inc................................................    32,000     53,705
    Kung Long Batteries Industrial Co., Ltd..........................    33,000    156,600
*   Kung Sing Engineering Corp.......................................   101,000     27,086

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    Kuo Toong International Co., Ltd.................................  80,315 $   50,104
    Kuoyang Construction Co., Ltd.................................... 154,642     75,382
    Kwong Fong Industries Corp.......................................  22,464     10,179
    Kwong Lung Enterprise Co., Ltd...................................  20,000     29,353
    KYE Systems Corp.................................................  99,000     26,087
    L&K Engineering Co., Ltd.........................................  71,000     58,984
    La Kaffa International Co., Ltd..................................  11,000     59,484
*   LAN FA Textile...................................................  93,000     20,972
    Land Mark Optoelectronics Corp...................................  20,000    168,142
    Lanner Electronics, Inc..........................................  33,048     74,516
    Largan Precision Co., Ltd........................................   4,000    586,937
    Laser Tek Taiwan Co., Ltd........................................  14,000     11,827
    Laster Tech Corp., Ltd...........................................  17,405     18,761
    Lealea Enterprise Co., Ltd....................................... 276,000     85,126
    Ledlink Optics, Inc..............................................  17,850     13,922
    LEE CHI Enterprises Co., Ltd.....................................  36,000     10,925
    Lelon Electronics Corp...........................................  30,850     42,431
    Lemtech Holdings Co., Ltd........................................   8,399     32,504
*   LES Enphants Co., Ltd............................................  53,000     12,448
    Lextar Electronics Corp.......................................... 102,000     59,666
    Li Cheng Enterprise Co., Ltd.....................................  37,113     58,720
    Li Peng Enterprise Co., Ltd...................................... 283,600     65,126
    Lian HWA Food Corp...............................................  29,807     40,757
    Lida Holdings, Ltd...............................................  16,240     21,418
    Lien Hwa Industrial Holdings Corp................................ 235,705    268,585
    Lifestyle Global Enterprise, Inc.................................  11,000     26,782
    Lingsen Precision Industries, Ltd................................ 174,000     52,517
    Lion Travel Service Co., Ltd.....................................  15,000     38,187
    Lite-On Semiconductor Corp....................................... 106,000    145,500
    Lite-On Technology Corp.......................................... 641,417  1,056,941
    Long Bon International Co., Ltd.................................. 158,875     84,501
    Long Da Construction & Development Corp..........................  61,000     31,029
#   Longchen Paper & Packaging Co., Ltd.............................. 251,316    111,609
    Longwell Co......................................................  24,000     57,644
    Lotes Co., Ltd...................................................  33,653    315,829
    Lu Hai Holding Corp..............................................  13,858     17,872
    Lumax International Corp., Ltd...................................  21,600     56,809
    Lung Yen Life Service Corp.......................................  49,000     97,707
*   LuxNet Corp......................................................  39,207     32,886
    Macauto Industrial Co., Ltd......................................  33,000    108,167
    Machvision, Inc..................................................   9,000     89,461
    Macronix International........................................... 740,798    752,017
    Makalot Industrial Co., Ltd...................................... 105,175    587,180
    Marketech International Corp.....................................   9,000     19,068
    Materials Analysis Technology, Inc...............................  27,257     65,877
    Mayer Steel Pipe Corp............................................  64,000     30,890
    MediaTek, Inc....................................................  59,000    787,936
    Mega Financial Holding Co., Ltd.................................. 592,975    581,991
    Meiloon Industrial Co............................................  42,750     34,255
    Mercuries & Associates Holding, Ltd.............................. 183,573    116,977
*   Mercuries Life Insurance Co., Ltd................................ 406,319    143,458
    Merida Industry Co., Ltd.........................................  13,000     75,228
#   Merry Electronics Co., Ltd.......................................  75,191    367,965
*   Microbio Co., Ltd................................................ 139,000     60,926
    Micro-Star International Co., Ltd................................ 187,000    552,257
    Mildef Crete, Inc................................................  26,000     39,866
*   MIN AIK Technology Co., Ltd......................................  58,600     25,945
    Mirle Automation Corp............................................  99,000    126,180
    Mitac Holdings Corp.............................................. 369,250    324,509

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WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Mobiletron Electronics Co., Ltd..................................    16,000 $   19,892
    momo.com, Inc....................................................     8,000     69,338
    Mosel Vitelic, Inc...............................................    18,000     11,462
*   Motech Industries, Inc...........................................   235,589     73,564
    MPI Corp.........................................................    30,000     60,896
    Nak Sealing Technologies Corp....................................    29,000     66,876
    Namchow Holdings Co., Ltd........................................    87,000    141,554
    Nan Kang Rubber Tire Co., Ltd....................................   103,000    187,711
    Nan Liu Enterprise Co., Ltd......................................     7,000     31,795
    Nan Ya Plastics Corp.............................................   249,000    588,405
    Nan Ya Printed Circuit Board Corp................................   117,000    211,878
    Nang Kuang Pharmaceutical Co., Ltd...............................    14,000     18,817
    Nantex Industry Co., Ltd.........................................   137,780    142,768
    Nanya Technology Corp............................................   137,432    314,349
    National Aerospace Fasteners Corp................................     8,000     25,730
    Netronix, Inc....................................................    31,000     41,837
    New Best Wire Industrial Co., Ltd................................    14,400     11,814
    New Era Electronics Co., Ltd.....................................    29,000     18,826
    Nexcom International Co., Ltd....................................    13,000     11,628
    Nichidenbo Corp..................................................    93,030    147,713
    Nien Hsing Textile Co., Ltd......................................    51,245     37,852
    Nien Made Enterprise Co., Ltd....................................    37,000    335,632
    Nishoku Technology, Inc..........................................    16,000     26,722
    Nova Technology Corp.............................................     5,000     24,688
#   Novatek Microelectronics Corp....................................   158,000  1,012,091
    Nuvoton Technology Corp..........................................    64,109     97,733
*   O-Bank Co., Ltd..................................................   567,000    143,115
*   Ocean Plastics Co., Ltd..........................................    91,000    114,051
    On-Bright Electronics, Inc.......................................    19,120    112,400
    OptoTech Corp....................................................   117,889     99,801
    Orient Europharma Co., Ltd.......................................     8,000     14,956
*   Orient Semiconductor Electronics, Ltd............................   139,107     74,845
    Oriental Union Chemical Corp.....................................   327,000    236,174
    O-TA Precision Industry Co., Ltd.................................    21,422     34,133
    Pacific Hospital Supply Co., Ltd.................................    15,000     39,821
    Paiho Shih Holdings Corp.........................................    47,472     67,093
    Pan Jit International, Inc.......................................   155,700    146,603
    Pan-International Industrial Corp................................   113,000     87,053
    Panion & BF Biotech, Inc.........................................     8,000     24,331
    Parade Technologies, Ltd.........................................    34,000    656,949
*   Paragon Technologies Co., Ltd....................................    26,000     19,208
    Parpro Corp......................................................    19,000     22,178
    PCL Technologies, Inc............................................    16,610     54,715
    P-Duke Technology Co., Ltd.......................................    22,770     57,922
    Pegatron Corp....................................................   590,000  1,145,646
*   Pharmally International Holding Co., Ltd.........................     8,567     65,181
*   Phihong Technology Co., Ltd......................................   149,222     42,809
    Phison Electronics Corp..........................................    57,000    518,294
    Pixart Imaging, Inc..............................................    14,000     53,880
    Planet Technology Corp...........................................    21,000     44,103
    Plastron Precision Co., Ltd......................................    28,126     17,031
    Plotech Co., Ltd.................................................    24,000     16,998
    Polytronics Technology Corp......................................    24,000     53,923
    Posiflex Technology, Inc.........................................    29,284    100,358
    Pou Chen Corp.................................................... 1,245,000  1,664,483
    Power Wind Health Industry, Inc..................................     6,856     48,018
    Powertech Technology, Inc........................................   394,000  1,241,907
    Poya International Co., Ltd......................................    16,181    222,267
    President Chain Store Corp.......................................    79,000    788,113

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    President Securities Corp........................................   465,811 $201,914
    Primax Electronics, Ltd..........................................   251,000  535,194
    Prince Housing & Development Corp................................   635,000  234,699
    Pro Hawk Corp....................................................     3,000   14,049
    Promate Electronic Co., Ltd......................................    39,000   43,473
*   Promise Technology, Inc..........................................    26,000    5,895
#   Prosperity Dielectrics Co., Ltd..................................    46,086   90,338
    P-Two Industries, Inc............................................     8,500    8,785
    Qisda Corp.......................................................   685,000  513,670
    QST International Corp...........................................    28,000   60,385
    Qualipoly Chemical Corp..........................................    21,000   18,763
    Quang Viet Enterprise Co., Ltd...................................    17,000   84,013
    Quanta Computer, Inc.............................................   350,000  671,398
    Quanta Storage, Inc..............................................    21,000   25,953
    Quintain Steel Co., Ltd..........................................   123,309   26,048
    Radiant Opto-Electronics Corp....................................   246,000  976,688
    Radium Life Tech Co., Ltd........................................   287,089  114,543
    Rafael Microelectronics, Inc.....................................    12,000   72,412
    Realtek Semiconductor Corp.......................................    80,000  593,436
    Rechi Precision Co., Ltd.........................................   170,000  133,014
    Rich Development Co., Ltd........................................   283,000  101,263
    RichWave Technology Corp.........................................    25,300  198,125
*   Ritek Corp.......................................................   491,491  130,704
    Rodex Fasteners Corp.............................................    13,000   16,730
*   Roo Hsing Co., Ltd...............................................   321,000  121,060
*   Rotam Global Agrosciences, Ltd...................................    32,000   17,706
    Ruentex Development Co., Ltd.....................................   232,952  355,306
    Ruentex Industries, Ltd..........................................   172,200  413,460
#*  Run Long Construction Co., Ltd...................................    70,000  157,620
    Samebest Co., Ltd................................................     9,040   40,026
    Sampo Corp.......................................................   118,400   77,062
    San Fang Chemical Industry Co., Ltd..............................    75,679   59,800
    San Far Property, Ltd............................................   111,280   85,382
    San Shing Fastech Corp...........................................    51,000   86,653
    Sanitar Co., Ltd.................................................    13,000   14,869
    Sanyang Motor Co., Ltd...........................................    96,000   68,860
    SCI Pharmtech, Inc...............................................    13,000   47,580
    Scientech Corp...................................................    27,000   48,701
    SDI Corp.........................................................    57,000  116,287
    Senao International Co., Ltd.....................................    28,000   28,136
    Senao Networks, Inc..............................................    13,000   54,302
    Sercomm Corp.....................................................    85,000  223,640
    Sesoda Corp......................................................    67,198   55,907
    Shan-Loong Transportation Co., Ltd...............................    55,000   53,401
    Sharehope Medicine Co., Ltd......................................    13,996   13,350
    Sheng Yu Steel Co., Ltd..........................................    40,000   26,336
    ShenMao Technology, Inc..........................................    21,000   15,669
    Shih Her Technologies, Inc.......................................    19,000   25,243
*   Shih Wei Navigation Co., Ltd.....................................   126,591   35,804
    Shihlin Electric & Engineering Corp..............................   141,000  209,459
#   Shin Kong Financial Holding Co., Ltd............................. 1,906,036  602,131
    Shin Zu Shing Co., Ltd...........................................    48,000  190,358
*   Shining Building Business Co., Ltd...............................   191,632   74,827
    Shinkong Insurance Co., Ltd......................................    98,000  122,943
    Shinkong Synthetic Fibers Corp...................................   548,000  200,961
    Shiny Chemical Industrial Co., Ltd...............................    29,000   86,913
*   Shuttle, Inc.....................................................    76,000   29,384
    Sigurd Microelectronics Corp.....................................   226,000  275,452
    Silergy Corp.....................................................     7,000  196,100

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
*   Silicon Integrated Systems Corp..................................   264,146 $ 70,457
    Silitech Technology Corp.........................................    19,399   15,097
    Simplo Technology Co., Ltd.......................................    49,600  456,874
    Sinbon Electronics Co., Ltd......................................   117,064  473,691
    Sincere Navigation Corp..........................................   133,900   73,090
    Single Well Industrial Corp......................................    20,700   17,929
    Sinher Technology, Inc...........................................    28,000   38,659
    Sinmag Equipment Corp............................................    17,420   58,821
    Sino-American Electronic Co., Ltd................................     7,672        0
    Sino-American Silicon Products, Inc..............................   268,000  805,747
#   Sinon Corp.......................................................   243,000  150,467
    SinoPac Financial Holdings Co., Ltd.............................. 1,682,445  690,483
    Sinphar Pharmaceutical Co., Ltd..................................    50,000   31,842
    Sinyi Realty Co..................................................   128,544  135,607
    Sirtec International Co., Ltd....................................    40,800   40,918
    Sitronix Technology Corp.........................................    51,000  304,327
    Siward Crystal Technology Co., Ltd...............................    64,000   41,966
*   Softstar Entertainment, Inc......................................     8,000   27,410
    Soft-World International Corp....................................    21,000   52,763
*   Solar Applied Materials Technology Co............................    86,262   64,944
    Solomon Technology Corp..........................................    56,000   37,598
    Solteam, Inc.....................................................    11,110   10,516
    Song Shang Electronics Co., Ltd..................................    26,000   11,907
    Sonix Technology Co., Ltd........................................    29,000   31,739
*   Speed Tech Corp..................................................    28,000   64,690
    Spirox Corp......................................................    29,000   24,849
    Sporton International, Inc.......................................    16,491  102,900
    St Shine Optical Co., Ltd........................................    17,000  265,574
    Standard Chemical & Pharmaceutical Co., Ltd......................    32,000   34,574
#   Standard Foods Corp..............................................   102,402  206,773
    Stark Technology, Inc............................................    34,200   61,919
    Sun Yad Construction Co., Ltd....................................    46,000   20,225
*   Sunko INK Co., Ltd...............................................    29,000    8,236
    Sunny Friend Environmental Technology Co., Ltd...................    18,000  155,838
    Sunonwealth Electric Machine Industry Co., Ltd...................   113,000  140,688
    Sunplus Technology Co., Ltd......................................   252,000  114,502
    Sunrex Technology Corp...........................................    63,561   77,357
    Sunspring Metal Corp.............................................    35,000   32,856
    Supreme Electronics Co., Ltd.....................................   136,509  130,038
    Swancor Holding Co., Ltd.........................................    11,000   31,120
    Symtek Automation Asia Co., Ltd..................................    15,000   35,575
    Syncmold Enterprise Corp.........................................    45,000  115,581
    Synmosa Biopharma Corp...........................................    20,050   15,929
    Synnex Technology International Corp.............................   276,250  329,493
    Sysage Technology Co., Ltd.......................................    24,200   26,410
    Systex Corp......................................................    51,000  124,010
    T3EX Global Holdings Corp........................................    31,000   23,779
#   TA Chen Stainless Pipe...........................................   338,260  365,000
    Ta Liang Technology Co., Ltd.....................................    32,000   37,282
    Ta Ya Electric Wire & Cable......................................   220,480   77,102
    Ta Yih Industrial Co., Ltd.......................................    17,000   36,999
    TA-I Technology Co., Ltd.........................................    24,750   32,796
*   Tai Tung Communication Co., Ltd..................................    23,000   11,947
    Taichung Commercial Bank Co., Ltd................................   502,952  194,285
    TaiDoc Technology Corp...........................................    26,471  108,851
    Taiflex Scientific Co., Ltd......................................    89,060  125,190
    Taimide Tech, Inc................................................    51,450   84,685
    Tainan Enterprises Co., Ltd......................................    55,000   43,344
    Tainan Spinning Co., Ltd.........................................   469,240  172,469

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
TAIWAN -- (Continued)
*   Tainergy Tech Co., Ltd...........................................    81,000 $    15,317
    Tainet Communication System Corp.................................    12,000      23,246
    Tai-Saw Technology Co., Ltd......................................    27,000      19,018
    Taishin Financial Holding Co., Ltd............................... 1,674,842     777,813
    Taisun Enterprise Co., Ltd.......................................    78,000      54,431
    Taita Chemical Co., Ltd..........................................   106,080      39,440
    Taiwan Business Bank............................................. 1,080,309     455,413
    Taiwan Cement Corp...............................................   799,264   1,061,137
    Taiwan Chinsan Electronic Industrial Co., Ltd....................    38,919      44,197
    Taiwan Cogeneration Corp.........................................    87,000      83,702
    Taiwan Cooperative Financial Holding Co., Ltd.................... 1,076,154     740,390
    Taiwan FamilyMart Co., Ltd.......................................     7,000      50,364
    Taiwan Fertilizer Co., Ltd.......................................   179,000     284,912
    Taiwan Fire & Marine Insurance Co., Ltd..........................   130,000      87,710
    Taiwan FU Hsing Industrial Co., Ltd..............................    36,000      51,583
    Taiwan Glass Industry Corp.......................................   472,046     179,871
    Taiwan High Speed Rail Corp......................................   168,000     198,809
    Taiwan Hon Chuan Enterprise Co., Ltd.............................   152,927     275,658
    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................    78,000      49,510
*   Taiwan Land Development Corp.....................................   359,666     102,068
    Taiwan Mobile Co., Ltd...........................................   145,000     540,644
    Taiwan Navigation Co., Ltd.......................................    88,000      53,236
    Taiwan Optical Platform Co., Ltd.................................     5,304      18,856
    Taiwan Paiho, Ltd................................................   152,000     397,137
    Taiwan PCB Techvest Co., Ltd.....................................   101,000     121,200
*   Taiwan Prosperity Chemical Corp..................................    84,000      39,583
    Taiwan Pulp & Paper Corp.........................................   117,000      77,002
    Taiwan Sakura Corp...............................................    51,200      81,104
    Taiwan Secom Co., Ltd............................................    46,000     131,689
    Taiwan Semiconductor Co., Ltd....................................   111,000     185,427
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR......   134,422   6,940,208
    Taiwan Semiconductor Manufacturing Co., Ltd...................... 1,104,000  10,818,977
    Taiwan Shin Kong Security Co., Ltd...............................    56,000      69,085
    Taiwan Steel Union Co., Ltd......................................     5,000      14,123
    Taiwan Styrene Monomer...........................................   292,000     207,106
    Taiwan Surface Mounting Technology Corp..........................   107,800     352,421
    Taiwan Taxi Co., Ltd.............................................     6,615      15,499
    Taiwan TEA Corp..................................................   332,000     185,229
    Taiwan Union Technology Corp.....................................   113,000     495,228
    Taiyen Biotech Co., Ltd..........................................    42,000      44,290
#*  Tatung Co., Ltd..................................................   682,000     409,896
#   TCI Co., Ltd.....................................................    30,256     334,118
    Te Chang Construction Co., Ltd...................................    29,000      28,400
    Teco Electric and Machinery Co., Ltd.............................   566,000     501,875
    Tehmag Foods Corp................................................     9,600      70,295
    Tera Autotech Corp...............................................    48,000      41,720
    Test Research, Inc...............................................    88,000     147,254
    Test-Rite International Co., Ltd.................................    62,000      44,216
*   Tex-Ray Industrial Co., Ltd......................................    50,000      13,908
    Thinking Electronic Industrial Co., Ltd..........................    47,000     126,490
    Thye Ming Industrial Co., Ltd....................................    56,000      58,735
    Ton Yi Industrial Corp...........................................   294,000     117,421
    Tong Hsing Electronic Industries, Ltd............................    46,000     203,767
    Tong Yang Industry Co., Ltd......................................   199,000     310,691
    Tong-Tai Machine & Tool Co., Ltd.................................    85,060      48,152
    TOPBI International Holdings, Ltd................................    41,111     137,075
    Topco Scientific Co., Ltd........................................    48,876     155,427
    Topkey Corp......................................................    18,000      78,678
    Topoint Technology Co., Ltd......................................    65,200      48,095

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Toung Loong Textile Manufacturing................................    42,000 $   65,576
*   TPK Holding Co., Ltd.............................................   212,000    461,237
    Trade-Van Information Services Co................................    11,000     13,106
    Transcend Information, Inc.......................................    24,000     52,112
    Tripod Technology Corp...........................................   181,000    699,533
    Tsang Yow Industrial Co., Ltd....................................    20,000     13,029
    Tsann Kuen Enterprise Co., Ltd...................................    16,000      9,092
    TSC Auto ID Technology Co., Ltd..................................    13,530    110,490
*   TSEC Corp........................................................   100,547     27,482
    TSRC Corp........................................................   179,000    142,668
    Ttet Union Corp..................................................    22,000     89,786
    TTFB Co., Ltd....................................................     3,000     26,279
    TTY Biopharm Co., Ltd............................................   100,000    263,269
    Tung Ho Steel Enterprise Corp....................................   371,000    263,034
*   Tung Thih Electronic Co., Ltd....................................    28,000     66,828
    TURVO International Co., Ltd.....................................    35,410     82,310
    TWi Pharmaceuticals, Inc.........................................    11,000     25,620
    TXC Corp.........................................................    99,000    121,307
    TYC Brother Industrial Co., Ltd..................................   116,000    114,322
*   Tycoons Group Enterprise.........................................   143,700     27,284
    Tyntek Corp......................................................   108,000     52,293
    UDE Corp.........................................................    65,000     55,612
    Ultra Chip, Inc..................................................    35,000     36,069
    U-Ming Marine Transport Corp.....................................   216,000    239,396
    Unimicron Technology Corp........................................   527,000    809,781
*   Union Bank Of Taiwan.............................................   803,544    281,348
    Uni-President Enterprises Corp...................................   463,560  1,145,170
    Unitech Computer Co., Ltd........................................    35,000     25,407
#   Unitech Printed Circuit Board Corp...............................   368,540    400,789
    United Integrated Services Co., Ltd..............................    64,000    332,833
#   United Microelectronics Corp..................................... 4,851,000  2,233,984
    United Orthopedic Corp...........................................    18,422     27,645
    United Radiant Technology........................................    34,000     19,863
*   United Renewable Energy Co., Ltd.................................   995,960    269,419
*   Unity Opto Technology Co., Ltd...................................   186,000     41,307
    Universal Cement Corp............................................   203,120    125,435
    Universal Microwave Technology, Inc..............................    20,326     63,359
*   Unizyx Holding Corp..............................................   111,000     74,366
    UPC Technology Corp..............................................   321,221    108,509
    Userjoy Technology Co., Ltd......................................     7,699     19,611
    USI Corp.........................................................   392,204    172,437
*   Usun Technology Co., Ltd.........................................    11,200      9,225
    Utechzone Co., Ltd...............................................    25,000     49,692
    Vanguard International Semiconductor Corp........................   246,000    525,600
    VHQ Media Holdings, Ltd..........................................    11,000     42,124
    Victory New Materials, Ltd. Co...................................    57,233     29,851
    Visual Photonics Epitaxy Co., Ltd................................    66,500    260,001
    Vivotek, Inc.....................................................    13,863     45,129
    Voltronic Power Technology Corp..................................    14,707    325,553
    Wafer Works Corp.................................................   131,046    150,474
    Waffer Technology Corp...........................................    31,000     13,783
    Wah Hong Industrial Corp.........................................    27,000     21,693
    Wah Lee Industrial Corp..........................................    75,000    132,979
    Walsin Lihwa Corp................................................   848,000    414,705
    Walsin Technology Corp...........................................   109,398    654,950
    Walton Advanced Engineering, Inc.................................   164,000     49,707
    Wan Hai Lines, Ltd...............................................   200,000    118,971
    Wei Chuan Foods Corp.............................................    57,000     49,316
    Weikeng Industrial Co., Ltd......................................   133,734     79,040

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
TAIWAN -- (Continued)
    Well Shin Technology Co., Ltd....................................    34,000 $     55,641
    Wholetech System Hitech, Ltd.....................................    19,000       17,757
    Win Semiconductors Corp..........................................    63,840      664,499
    Winbond Electronics Corp......................................... 2,078,804    1,170,193
    Winstek Semiconductor Co., Ltd...................................    41,000       36,110
    Wisdom Marine Lines Co., Ltd.....................................   137,076      137,681
    Wisechip Semiconductor, Inc......................................     4,000        4,435
    Wistron Corp.....................................................   890,288      816,216
    Wistron NeWeb Corp...............................................   146,267      364,530
    Wonderful Hi-Tech Co., Ltd.......................................    42,000       23,597
    Wowprime Corp....................................................    41,000      102,737
    WPG Holdings, Ltd................................................   350,520      444,366
    WT Microelectronics Co., Ltd.....................................   255,567      291,948
    WUS Printed Circuit Co., Ltd.....................................    78,595      100,267
    XAC Automation Corp..............................................    27,000       25,767
    XPEC Entertainment, Inc..........................................    17,960        1,463
    Xxentria Technology Materials Corp...............................    27,000       60,641
    Yageo Corp.......................................................    77,425      794,488
*   Yang Ming Marine Transport Corp..................................   460,215      114,507
    YC INOX Co., Ltd.................................................    75,900       65,166
    Yea Shin International Development Co., Ltd......................    79,988       44,472
    Yem Chio Co., Ltd................................................   175,518       67,500
*   Yeong Guan Energy Technology Group Co., Ltd......................    41,401       88,424
    YFC-Boneagle Electric Co., Ltd...................................    50,000       44,534
#   YFY, Inc.........................................................   554,000      217,612
    Yi Jinn Industrial Co., Ltd......................................    92,800       43,442
    Yieh Phui Enterprise Co., Ltd....................................   420,774      126,043
    Yonyu Plastics Co., Ltd..........................................    38,000       42,896
    Young Fast Optoelectronics Co., Ltd..............................    52,000       33,142
    Youngtek Electronics Corp........................................    56,160       75,394
    Yuanta Financial Holding Co., Ltd................................ 1,383,918      864,907
    Yuanta Futures Co., Ltd..........................................    14,000       25,930
    Yuen Chang Stainless Steel Co., Ltd..............................    30,000       19,946
    Yulon Finance Corp...............................................    79,200      293,811
    Yulon Motor Co., Ltd.............................................   420,000      270,108
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................    14,000       32,894
    Yungshin Construction & Development Co., Ltd.....................    14,000       15,261
    YungShin Global Holding Corp.....................................    42,800       61,040
    Zeng Hsing Industrial Co., Ltd...................................    32,000      139,576
    Zenitron Corp....................................................    78,000       54,179
    Zero One Technology Co., Ltd.....................................    35,000       35,868
    Zhen Ding Technology Holding, Ltd................................   265,000    1,253,024
    Zig Sheng Industrial Co., Ltd....................................   168,000       44,619
    Zinwell Corp.....................................................   137,000      100,727
    Zippy Technology Corp............................................    55,000       64,727
    ZongTai Real Estate Development Co., Ltd.........................    74,700       65,868
                                                                                ------------
TOTAL TAIWAN.........................................................            159,118,096
                                                                                ------------
THAILAND -- (0.8%)
    AAPICO Hitech PCL................................................    12,000        5,922
    Advanced Info Service PCL........................................    83,800      635,542
    Advanced Information Technology PCL, Class F.....................    24,600       15,642
    AEON Thana Sinsap Thailand PCL...................................    29,800      201,331
    After You PCL....................................................    82,900       31,573
    Airports of Thailand PCL.........................................   162,700      422,982
    AJ Plast PCL.....................................................    58,400       15,860
    Amata Corp. PCL..................................................    67,300       55,275
    Ananda Development PCL...........................................   531,100       51,008
    AP Thailand PCL..................................................   845,000      184,699

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    Asia Aviation PCL................................................ 1,041,900 $ 88,335
    Asia Plus Group Holdings PCL.....................................   419,700   24,880
    Asia Sermkij Leasing PCL.........................................    16,400   14,122
    Asian Seafoods Coldstorage PCL, Class F..........................    76,400   12,601
    B Grimm Power PCL................................................   103,600  164,690
    Bangchak Corp. PCL...............................................   313,500  256,448
    Bangkok Airways PCL..............................................   246,600   62,477
    Bangkok Aviation Fuel Services PCL...............................    90,200   95,592
    Bangkok Bank PCL.................................................     9,900   57,213
    Bangkok Bank PCL.................................................    16,200   93,353
    Bangkok Chain Hospital PCL.......................................   313,200  174,259
    Bangkok Dusit Medical Services PCL, Class F......................   585,400  465,296
    Bangkok Expressway & Metro PCL................................... 1,397,740  499,937
    Bangkok Land PCL................................................. 5,248,900  238,152
    Bangkok Life Assurance PCL.......................................   225,600  138,969
    Bangkok Ranch PCL................................................   236,200   19,087
    Banpu PCL........................................................ 1,073,500  412,406
    Banpu Power PCL..................................................   127,400   73,415
    BCPG PCL.........................................................    89,900   53,592
    Beauty Community PCL.............................................   746,000   52,871
*   BEC World PCL....................................................   756,252  166,553
    Berli Jucker PCL.................................................    52,450   84,681
    Better World Green PCL...........................................   506,200    8,550
    Big Camera Corp. PCL............................................. 1,122,000   19,694
    BJC Heavy Industries PCL, Class F................................   223,400   15,537
    BTS Group Holdings PCL...........................................   263,900  117,114
    Bumrungrad Hospital PCL..........................................    94,400  376,725
    Buriram Sugar PCL................................................    74,480   10,113
    Cal-Comp Electronics Thailand PCL, Class F.......................   751,690   40,080
    Carabao Group PCL, Class F.......................................    38,100  106,307
    Central Pattana PCL..............................................   115,000  243,749
    Central Plaza Hotel PCL..........................................   175,100  159,472
    CH Karnchang PCL.................................................   107,500   72,628
    Charoen Pokphand Foods PCL.......................................   731,100  611,369
    Chularat Hospital PCL, Class F................................... 1,103,200   93,532
    Com7 PCL, Class F................................................   126,700  120,637
*   Country Group Development PCL....................................   907,200   27,040
    CP ALL PCL.......................................................   385,700  999,537
    Delta Electronics Thailand PCL...................................    27,000   39,344
    Demco PCL........................................................   239,200   21,389
    Dhipaya Insurance PCL............................................   133,200  102,784
    Diamond Building Products PCL....................................   227,200   44,770
    Do Day Dream PCL.................................................    11,500   10,569
    Dynasty Ceramic PCL.............................................. 1,001,020   64,315
    Eastern Polymer Group PCL, Class F...............................   158,200   39,033
    Eastern Printing PCL.............................................   179,764   22,623
    Eastern Water Resources Development and Management PCL, Class F..   233,400   92,757
    Electricity Generating PCL.......................................    22,100  253,973
    Energy Absolute PCL..............................................   183,300  248,892
    Erawan Group PCL (The)...........................................   879,800  160,255
    Esso Thailand PCL................................................   514,700  125,287
*   Everland PCL.....................................................   736,600    6,343
    Forth Corp. PCL..................................................    52,900    9,548
    Forth Smart Service PCL..........................................    86,500   18,191
    Fortune Parts Industry PCL, Class F..............................    77,300    5,837
    GFPT PCL.........................................................   176,100   80,483
    Global Green Chemicals PCL, Class F..............................   118,100   43,415
    Global Power Synergy PCL, Class F................................   114,231  311,161
    Haad Thip PCL....................................................    13,900   11,002

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    Hana Microelectronics PCL........................................   191,300 $  161,555
    Home Product Center PCL..........................................   636,320    362,467
    Ichitan Group PCL................................................   155,600     34,784
    Indorama Ventures PCL............................................   347,100    321,868
    Interhides PCL...................................................   188,000     22,414
    Interlink Communication PCL......................................    52,200      7,572
    Intouch Holdings PCL.............................................    14,300     31,257
    Intouch Holdings PCL, Class F....................................    13,500     29,508
    IRPC PCL......................................................... 3,454,600    388,993
    Italian-Thai Development PCL..................................... 1,131,400     62,200
    Jasmine International PCL........................................ 2,172,500    449,681
    JWD Infologistics PCL............................................    76,700     23,623
    Kang Yong Electric PCL...........................................       100        950
    Karmarts PCL.....................................................   338,400     47,967
    Kasikornbank PCL.................................................    12,200     56,364
    Kasikornbank PCL.................................................   120,100    552,870
    KCE Electronics PCL..............................................   233,100    113,481
    KGI Securities Thailand PCL......................................   584,100     84,728
    Khon Kaen Sugar Industry PCL.....................................   523,596     33,814
    Kiatnakin Bank PCL...............................................   107,700    233,626
    Krung Thai Bank PCL..............................................   516,000    283,676
    Krungthai Card PCL...............................................   414,000    569,001
    Land & Houses PCL................................................    70,900     22,776
    Land & Houses PCL................................................   316,600    101,706
    Lanna Resources PCL..............................................   121,200     33,918
    LH Financial Group PCL........................................... 3,057,700    127,594
*   Loxley PCL.......................................................   909,200     46,672
    LPN Development PCL..............................................   528,400     82,248
    Major Cineplex Group PCL.........................................   245,200    199,766
    Maybank Kim Eng Securities Thailand PCL..........................   112,900     29,538
    MBK PCL..........................................................   218,200    164,038
    MC Group PCL.....................................................   101,000     22,076
*   MCOT PCL.........................................................    39,800     14,235
    MCS Steel PCL....................................................   101,800     30,343
    Mega Lifesciences PCL............................................   100,400     95,595
    Minor International PCL..........................................   130,970    156,149
    MK Restaurants Group PCL.........................................    60,200    155,011
*   Mono Technology PCL, Class F.....................................   829,300     39,000
    Muangthai Capital PCL............................................   133,900    274,940
    Namyong Terminal PCL.............................................    65,900      8,686
    Netbay PCL.......................................................    22,700     23,493
    Noble Development PCL............................................    17,100     10,703
    Origin Property PCL, Class F.....................................   285,200     65,172
*   Padaeng Industry PCL.............................................   110,500     27,264
    PCS Machine Group Holding PCL....................................    40,200      8,055
    Plan B Media Pcl, Class F........................................   276,600     80,154
    Platinum Group PCL (The), Class F................................   123,500     18,487
    Polyplex Thailand PCL............................................   171,000     77,586
*   Precious Shipping PCL............................................   287,800     80,540
    Premier Marketing PCL............................................   152,100     44,580
*   Principal Capital PCL............................................    74,100     10,160
    Property Perfect PCL............................................. 3,067,000     80,243
    Pruksa Holding PCL...............................................   319,400    167,131
    PTG Energy PCL...................................................   448,900    267,601
    PTT Exploration & Production PCL.................................   241,700    964,559
    PTT Global Chemical PCL..........................................   371,100    626,796
    PTT PCL.......................................................... 1,762,000  2,640,520
    Pylon PCL........................................................   123,600     20,467
    Quality Houses PCL............................................... 2,714,583    233,745

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    Raimon Land PCL.................................................. 1,256,400 $ 44,106
    Rajthanee Hospital PCL...........................................    75,000   63,338
    Ratch Group PCL..................................................     6,100   14,848
    Ratch Group PCL..................................................    89,900  218,833
    Ratchthani Leasing PCL...........................................   679,625  142,925
*   Regional Container Lines PCL.....................................   128,700   16,197
    Robinson PCL.....................................................   126,900  274,225
    Rojana Industrial Park PCL.......................................   869,657  174,248
    RS PCL...........................................................   122,100   63,082
    Sabina PCL.......................................................    82,500   71,721
    Saha Pathana Inter-Holding PCL...................................    18,900   40,060
*   Sahakol Equipment PCL............................................   130,700    8,830
    Sahamitr Pressure Container PCL..................................    69,300   17,557
    Saha-Union PCL...................................................    22,400   31,528
    Samart Corp. PCL.................................................   137,600   33,950
    Samart Telcoms PCL...............................................    70,100   20,082
    Sansiri PCL...................................................... 5,327,000  201,119
    Sappe PCL........................................................    67,600   52,835
    SC Asset Corp. PCL...............................................   708,025   53,931
*   SCG Ceramics PCL.................................................    87,000    4,552
    SEAFCO PCL.......................................................   144,243   30,573
    Sena Development PCL.............................................   241,700   25,135
    Sermsang Power Corp. Co., Ltd....................................    61,200   15,201
    Siam Cement PCL (The)............................................    20,400  249,975
    Siam Cement PCL (The)............................................     5,100   61,987
    Siam City Cement PCL.............................................    10,668   76,314
    Siam Commercial Bank PCL (The)...................................    43,600  162,444
    Siam Future Development PCL......................................   542,120   99,645
    Siam Global House PCL............................................   290,500  146,236
    Siam Wellness Group PCL, Class F.................................   171,300   78,856
    Siamgas & Petrochemicals PCL.....................................   423,600  122,051
    Singha Estate PCL................................................   624,000   65,717
    Sino-Thai Engineering & Construction PCL.........................    33,700   18,750
    Somboon Advance Technology PCL...................................    96,000   50,233
    SPCG PCL.........................................................   242,800  168,058
    Sri Trang Agro-Industry PCL......................................   331,840  114,295
*   Sriracha Construction PCL........................................    11,900    2,778
    Srisawad Corp. PCL...............................................   222,267  474,788
    Star Petroleum Refining PCL......................................   774,000  228,137
    STP & I PCL......................................................   102,120   19,954
    Supalai PCL......................................................   337,300  180,966
*   Super Energy Corp. PCL........................................... 8,056,000  160,079
    SVI PCL..........................................................   321,400   48,324
    Synnex Thailand PCL..............................................   150,590   36,158
    Syntec Construction PCL..........................................   180,600   10,108
    Taokaenoi Food & Marketing PCL, Class F..........................   200,800   70,491
*   Tata Steel Thailand PCL..........................................   830,200   13,747
*   Thai Airways International PCL...................................   443,400  108,666
    Thai Nakarin Hospital PCL........................................    12,500   13,661
    Thai Oil PCL.....................................................   261,700  593,689
    Thai Reinsurance PCL.............................................   297,000    5,705
    Thai Solar Energy PCL, Class F...................................   312,228   25,851
    Thai Stanley Electric PCL, Class F...............................     6,800   35,469
    Thai Union Group PCL, Class F....................................    92,400   44,678
    Thai Vegetable Oil PCL...........................................   201,500  171,837
    Thai Wah PCL.....................................................    77,600   10,948
*   Thaicom PCL......................................................   290,200   42,480
    Thaifoods Group PCL..............................................   701,000   89,613
    Thaire Life Assurance PCL........................................   197,200   22,989

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
THAILAND -- (Continued)
    Thanachart Capital PCL...........................................   203,400 $   357,019
    Thitikorn PCL....................................................    33,700      10,380
    Thoresen Thai Agencies PCL.......................................   466,800      68,331
    Tipco Asphalt PCL................................................    71,900      50,719
    TIPCO Foods PCL..................................................   132,600      33,375
    Tisco Financial Group PCL........................................    31,000     100,099
    Tisco Financial Group PCL........................................    37,100     119,796
    TKS Technologies PCL.............................................    98,500      23,324
    TMB Bank PCL..................................................... 3,140,000     149,747
    TMT Steel PCL....................................................   109,200      14,755
    TOA Paint Thailand PCL...........................................    69,900     104,173
    Total Access Communication PCL...................................   145,300     298,347
    Total Access Communication PCL...................................   122,300     251,121
    TPI Polene PCL................................................... 2,384,500     105,030
    TPI Polene Power PCL.............................................   672,400     100,209
    True Corp. PCL................................................... 2,917,365     483,087
    TTCL PCL.........................................................    44,100      10,078
    TTW PCL..........................................................   458,500     206,511
*   U City PCL, Class F.............................................. 1,188,000      75,148
    Union Auction PCL................................................   164,600      44,700
    Unique Engineering & Construction PCL............................   383,500     111,767
    United Paper PCL.................................................   151,300      49,105
    Univentures PCL..................................................   425,400      76,077
    Vanachai Group PCL...............................................   243,000      36,537
    VGI PCL..........................................................   164,800      53,214
    Vibhavadi Medical Center PCL.....................................   878,900      54,140
    Vinythai PCL.....................................................   122,600      95,010
    WHA Corp. PCL....................................................   564,300      87,462
    WHA Utilities and Power PCL......................................   205,600      43,919
    Workpoint Entertainment PCL......................................    81,820      52,298
                                                                                -----------
TOTAL THAILAND.......................................................            29,236,795
                                                                                -----------
TURKEY -- (0.2%)
    Adana Cimento Sanayii TAS, Class A...............................     8,467       9,811
*   Akbank Turk A.S..................................................   215,231     260,034
    Akcansa Cimento A.S..............................................    33,140      39,295
    Aksa Akrilik Kimya Sanayii A.S...................................    48,420      86,914
*   Aksa Enerji Uretim A.S...........................................    67,910      31,346
    Aksigorta A.S....................................................    52,333      45,170
    Alarko Holding A.S...............................................    70,508      55,962
*   Albaraka Turk Katilim Bankasi A.S................................   219,159      46,706
    Alkim Alkali Kimya A.S...........................................     4,427      23,290
#   Anadolu Anonim Turk Sigorta Sirketi..............................    59,865      43,780
    Anadolu Cam Sanayii A.S..........................................   181,808     106,529
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................    36,246     121,944
    Anadolu Hayat Emeklilik A.S......................................    37,705      36,526
*   Arcelik A.S......................................................    46,477     143,988
    Aselsan Elektronik Sanayi Ve Ticaret A.S.........................     4,853      15,581
    Aygaz A.S........................................................    15,260      29,072
#*  Bera Holding A.S.................................................   118,593      58,014
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S................    32,471       9,825
#   BIM Birlesik Magazalar A.S.......................................    40,857     338,113
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................    21,448      33,257
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S..................     3,447       3,532
*   Bursa Cimento Fabrikasi A.S......................................    27,024      21,246
#   Cemtas Celik Makina Sanayi Ve Ticaret A.S........................    13,122      13,605
*   Cimsa Cimento Sanayi VE Ticaret A.S..............................    29,680      41,256
    Coca-Cola Icecek A.S.............................................    33,693     184,077
#   Dogan Sirketler Grubu Holding A.S................................   492,406     148,936

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TURKEY -- (Continued)
#*  Dogus Otomotiv Servis ve Ticaret A.S.............................  16,254 $ 23,684
    EGE Endustri VE Ticaret A.S......................................     708   58,957
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
      Ticaret A.S....................................................  75,296   39,484
    ENERJISA ENERJI AS...............................................  61,562   66,615
    Enka Insaat ve Sanayi A.S........................................  77,379   78,123
#   Erbosan Erciyas Boru Sanayii ve Ticaret A.S......................   8,498   32,914
    Eregli Demir ve Celik Fabrikalari TAS............................ 320,140  365,972
#*  Fenerbahce Futbol A.S............................................  11,914   33,113
    Ford Otomotiv Sanayi A.S.........................................  11,312  127,566
#*  Global Yatirim Holding A.S.......................................  60,308   41,741
#   Goodyear Lastikleri TAS..........................................  39,372   19,130
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S....................  53,484   33,021
*   GSD Holding AS...................................................  29,592    4,861
*   Gubre Fabrikalari TAS............................................  19,511   19,096
#*  Hektas Ticaret TAS...............................................  36,038   39,753
*   Ihlas Holding A.S................................................ 323,517   32,821
*   Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.............  24,192   27,198
#*  Is Finansal Kiralama A.S.........................................  35,715   15,790
    Is Yatirim Menkul Degerler A.S., Class A.........................  97,764   64,461
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A.....  76,242   28,522
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D..... 349,100  131,713
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S........................... 168,442   34,174
    KOC Holding A.S..................................................  38,439  125,995
    Kordsa Teknik Tekstil A.S........................................  29,285   59,986
*   Koza Altin Isletmeleri A.S.......................................   7,733   95,051
*   Koza Anadolu Metal Madencilik Isletmeleri A.S....................  24,010   36,689
*   Logo Yazilim Sanayi Ve Ticaret A.S...............................  10,340   70,283
*   Mavi Giyim Sanayi Ve Ticaret AS, Class B.........................   6,109   49,296
*   Migros Ticaret A.S...............................................  38,967  139,868
*   NET Holding A.S.................................................. 112,186   33,144
#*  Netas Telekomunikasyon A.S.......................................  20,863   33,702
    Nuh Cimento Sanayi A.S...........................................  13,762   23,366
#*  ODAS Elektrik Uretim ve Sanayi Ticaret A.S.......................  79,720   23,701
    Otokar Otomotiv Ve Savunma Sanayi A.S............................     701   17,224
*   Pegasus Hava Tasimaciligi A.S....................................  31,666  365,672
*   Petkim Petrokimya Holding A.S.................................... 158,718   95,474
    Polisan Holding A.S..............................................  14,415    6,424
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S............... 103,364   66,698
    Sasa Polyester Sanayi A.S........................................  27,405   33,346
*   Sekerbank Turk AS................................................ 137,814   24,324
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  62,356   63,572
    Soda Sanayii A.S.................................................  36,652   35,119
*   Tat Gida Sanayi A.S..............................................  29,962   24,579
    TAV Havalimanlari Holding A.S....................................  79,416  362,045
    Tekfen Holding A.S...............................................  69,811  206,693
    Tofas Turk Otomobil Fabrikasi A.S................................  33,556  131,214
    Trakya Cam Sanayii A.S........................................... 188,725   96,920
    Tupras Turkiye Petrol Rafinerileri A.S...........................  11,001  239,451
*   Turcas Petrol A.S................................................  44,944   15,106
#*  Turk Hava Yollari AO............................................. 151,960  309,252
*   Turk Telekomunikasyon A.S........................................  64,091   65,095
*   Turk Traktor ve Ziraat Makineleri A.S............................   3,459   26,585
    Turkcell Iletisim Hizmetleri A.S................................. 245,704  540,256
#   Turkcell Iletisim Hizmetleri A.S., ADR...........................   2,400   13,128
*   Turkiye Garanti Bankasi A.S...................................... 199,174  320,145
*   Turkiye Halk Bankasi A.S......................................... 141,055  129,188
*   Turkiye Is Bankasi A.S., Class C................................. 242,131  245,355
*   Turkiye Sinai Kalkinma Bankasi A.S............................... 594,014   93,456
    Turkiye Sise ve Cam Fabrikalari A.S.............................. 130,892   99,360

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
TURKEY -- (Continued)
*   Turkiye Vakiflar Bankasi TAO, Class D............................ 226,508 $   171,778
*   Ulker Biskuvi Sanayi A.S.........................................  49,077     157,884
*   Vestel Elektronik Sanayi ve Ticaret A.S..........................  32,970      58,720
*   Yapi ve Kredi Bankasi A.S........................................ 237,267      94,526
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S......................  61,645      66,291
*   Zorlu Enerji Elektrik Uretim A.S................................. 119,076      24,775
                                                                              -----------
TOTAL TURKEY.........................................................           8,157,254
                                                                              -----------
UNITED KINGDOM -- (10.6%)
    3i Group P.L.C................................................... 191,222   2,794,304
    4imprint Group P.L.C.............................................   7,131     274,411
    888 Holdings P.L.C...............................................  99,747     232,064
    A.G. Barr P.L.C..................................................  54,998     395,451
    AA P.L.C......................................................... 173,957      99,195
    Admiral Group P.L.C..............................................  29,846     781,122
    Advanced Medical Solutions Group PLC.............................   2,858       9,045
    Afren P.L.C......................................................  70,630           0
    Aggreko P.L.C.................................................... 127,945   1,311,697
    Air Partner P.L.C................................................  18,918      22,620
    Alliance Pharma P.L.C............................................  27,739      26,522
    Anglo American P.L.C............................................. 412,690  10,621,440
    Anglo Pacific Group P.L.C........................................  47,509     117,643
    Anglo-Eastern Plantations P.L.C..................................   2,772      16,528
    Antofagasta P.L.C................................................  90,570   1,020,063
    Arrow Global Group P.L.C.........................................  79,490     244,657
    Ashmore Group P.L.C.............................................. 142,899     861,919
    Ashtead Group P.L.C..............................................  76,598   2,332,089
*   ASOS P.L.C.......................................................   1,336      61,415
    Associated British Foods P.L.C...................................  33,181     957,762
#   AstraZeneca P.L.C., Sponsored ADR................................ 170,655   8,367,215
    AstraZeneca P.L.C................................................  22,201   2,164,980
    Auto Trader Group P.L.C.......................................... 369,799   2,694,462
    AVEVA Group P.L.C................................................   9,535     516,651
    Aviva P.L.C...................................................... 606,458   3,268,838
    Avon Rubber P.L.C................................................   7,418     170,564
    B&M European Value Retail SA..................................... 396,415   1,901,756
    Babcock International Group P.L.C................................ 171,518   1,231,876
    BAE Systems P.L.C................................................ 340,458   2,543,123
    Balfour Beatty P.L.C............................................. 179,849     524,084
    Bank of Georgia Group P.L.C......................................  16,230     273,932
    Barclays P.L.C., Sponsored ADR................................... 282,931   2,441,695
    Barclays P.L.C................................................... 242,263     525,486
    Barratt Developments P.L.C....................................... 279,388   2,284,780
    BBA Aviation P.L.C............................................... 319,316   1,256,233
    BCA Marketplace P.L.C............................................  11,264      34,438
    Beazley P.L.C....................................................  99,357     755,145
    Bellway P.L.C....................................................  88,806   3,634,778
    Berkeley Group Holdings P.L.C....................................  51,107   2,913,069
    BHP Group P.L.C., ADR............................................  66,509   2,821,312
    BHP Group P.L.C.................................................. 106,827   2,265,859
    Biffa P.L.C......................................................   8,676      28,616
    Bloomsbury Publishing P.L.C......................................  27,020      87,379
    Bodycote P.L.C................................................... 122,482   1,135,644
    Bovis Homes Group P.L.C..........................................  55,696     843,916
    BP P.L.C., Sponsored ADR......................................... 503,098  19,072,445
    BP P.L.C.........................................................   2,246      14,243
    Braemar Shipping Services P.L.C..................................  11,607      30,019
    Brewin Dolphin Holdings P.L.C.................................... 178,323     768,728
    British American Tobacco P.L.C................................... 153,517   5,369,389

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Britvic P.L.C....................................................   102,140 $1,305,329
    BT Group P.L.C...................................................   902,237  2,394,408
    Bunzl P.L.C......................................................    33,940    882,940
    Burberry Group P.L.C.............................................    62,345  1,653,200
    Burford Capital, Ltd.............................................    38,442    437,669
*   Cairn Energy P.L.C...............................................   372,762    861,282
*   Capita P.L.C.....................................................   193,510    391,437
    Capital & Counties Properties P.L.C..............................   196,276    648,721
*   Carclo P.L.C.....................................................    18,366      2,546
    Card Factory P.L.C...............................................   165,768    363,726
    CareTech Holdings P.L.C..........................................    12,896     66,340
    Carnival P.L.C...................................................     1,122     44,899
    Carnival P.L.C., ADR.............................................    15,705    638,565
    Castings P.L.C...................................................     1,541      7,527
    Centamin P.L.C...................................................   503,005    760,872
    Central Asia Metals P.L.C........................................     5,908     16,064
    Centrica P.L.C................................................... 1,257,319  1,183,221
    Charles Taylor P.L.C.............................................    12,476     51,670
    Chemring Group P.L.C.............................................    77,510    201,632
    Chesnara P.L.C...................................................    18,573     62,449
    Cineworld Group P.L.C............................................   455,588  1,312,808
*   Circassia Pharmaceuticals P.L.C..................................     6,887      1,514
    Clarkson P.L.C...................................................     7,327    268,388
    Clipper Logistics P.L.C..........................................     1,947      5,550
    Close Brothers Group P.L.C.......................................    91,330  1,637,659
    CLS Holdings P.L.C...............................................    43,689    143,291
    CMC Markets P.L.C................................................    71,447    120,318
    Cobham P.L.C.....................................................   519,469  1,062,564
    Coca-Cola HBC AG.................................................    35,700  1,087,018
    Compass Group P.L.C..............................................   121,153  3,225,579
    Computacenter P.L.C..............................................    48,547    859,098
*   Connect Group P.L.C..............................................    25,999     10,277
    Consort Medical P.L.C............................................    12,596    119,044
    ConvaTec Group P.L.C.............................................   247,741    632,909
    Costain Group P.L.C..............................................    61,092    131,851
    Countryside Properties P.L.C.....................................    18,461     84,495
*   Countrywide P.L.C................................................    29,521      1,684
    Cranswick P.L.C..................................................    25,229  1,014,237
    Crest Nicholson Holdings P.L.C...................................   124,671    628,214
    Croda International P.L.C........................................    15,635    975,507
    CVS Group P.L.C..................................................     1,146     14,349
    Daejan Holdings P.L.C............................................     1,616    101,752
    Daily Mail & General Trust P.L.C., Class A.......................    32,320    368,037
    Dart Group P.L.C.................................................    20,824    341,081
    DCC P.L.C........................................................     9,307    872,805
    De La Rue P.L.C..................................................    35,365     72,049
    Debenhams P.L.C..................................................   368,181          0
    Devro P.L.C......................................................   103,536    215,060
    DFS Furniture P.L.C..............................................     8,387     25,403
    Diageo P.L.C., Sponsored ADR.....................................    19,256  3,155,481
    Diageo P.L.C.....................................................    19,191    785,506
    Dignity P.L.C....................................................    18,991    135,907
    Diploma P.L.C....................................................    62,832  1,300,738
    Direct Line Insurance Group P.L.C................................   701,272  2,472,510
    DiscoverIE Group P.L.C...........................................    10,997     64,377
    Dixons Carphone P.L.C............................................   384,382    653,666
    Domino's Pizza Group P.L.C.......................................   156,496    579,919
    Drax Group P.L.C.................................................   188,479    724,588
    DS Smith P.L.C...................................................   309,752  1,436,079

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Dunelm Group P.L.C...............................................    37,503 $  384,040
    easyJet P.L.C....................................................    42,704    685,058
*   EI Group P.L.C...................................................   215,422    786,756
    Eland Oil & Gas P.L.C............................................     7,612     16,260
    Electrocomponents P.L.C..........................................   176,735  1,559,353
    Elementis P.L.C..................................................   214,061    411,937
    EMIS Group P.L.C.................................................    11,840    165,022
*   EnQuest P.L.C....................................................   680,305    156,835
    Entertainment One, Ltd...........................................   144,648  1,044,646
    Epwin Group P.L.C................................................    22,733     23,769
    Equiniti Group P.L.C.............................................    86,204    240,826
    Essentra P.L.C...................................................    79,859    393,984
    Euromoney Institutional Investor P.L.C...........................    15,831    289,365
    Evraz P.L.C......................................................   100,308    478,665
    Experian P.L.C...................................................    80,310  2,531,476
    FDM Group Holdings P.L.C.........................................    13,267    123,991
    Ferguson P.L.C...................................................    23,392  1,997,530
    Ferrexpo P.L.C...................................................   283,679    464,848
    Fevertree Drinks P.L.C...........................................    26,523    639,100
    Findel P.L.C.....................................................     7,838     19,582
*   Firstgroup P.L.C.................................................   788,323  1,318,600
    Flowtech Fluidpower P.L.C........................................    12,279     18,236
    Forterra P.L.C...................................................     3,331     11,526
*   Foxtons Group P.L.C..............................................   120,683    102,290
    Fresnillo P.L.C..................................................    22,304    206,062
    Fuller Smith & Turner P.L.C., Class A............................     1,787     24,116
    Future P.L.C.....................................................     8,072    158,393
    G4S P.L.C........................................................   384,168  1,030,315
    Galliford Try P.L.C..............................................    65,176    618,604
    Games Workshop Group P.L.C.......................................    10,369    600,405
*   Gamesys Group P.L.C..............................................    13,921    145,880
    Gamma Communications P.L.C.......................................     7,521    116,070
*   Gem Diamonds, Ltd................................................    49,479     40,062
    Genel Energy P.L.C...............................................    50,158    124,052
    Genus P.L.C......................................................    10,191    382,889
*   Georgia Capital P.L.C............................................     9,995    126,101
#   GlaxoSmithKline P.L.C., Sponsored ADR............................   155,405  7,117,549
    GlaxoSmithKline P.L.C............................................   108,838  2,492,927
    Glencore P.L.C................................................... 2,137,585  6,452,040
    Go-Ahead Group P.L.C. (The)......................................    32,655    864,318
    GoCo Group P.L.C.................................................    89,528    112,316
    Gooch & Housego P.L.C............................................     1,366     19,675
#   Grafton Group P.L.C..............................................    62,669    634,602
    Grainger P.L.C...................................................   229,022    761,575
    Greencore Group P.L.C............................................   149,646    449,912
    Greggs P.L.C.....................................................    73,554  1,691,829
    Gulf Keystone Petroleum, Ltd.....................................    63,198    168,134
    GVC Holdings P.L.C...............................................   224,095  2,585,331
    Gym Group P.L.C. (The)...........................................     7,599     25,726
    H&T Group P.L.C..................................................     2,446     11,993
    Halfords Group P.L.C.............................................   145,161    297,938
    Halma P.L.C......................................................   116,928  2,837,308
    Hargreaves Lansdown P.L.C........................................    35,077    805,483
    Hastings Group Holdings P.L.C....................................   113,424    267,134
    Hays P.L.C.......................................................   948,433  1,930,125
    Headlam Group P.L.C..............................................    18,512    115,538
    Helical P.L.C....................................................    51,701    262,159
    Henry Boot P.L.C.................................................     4,400     14,290
    Highland Gold Mining, Ltd........................................    85,075    224,954

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
UNITED KINGDOM -- (Continued)
    Hikma Pharmaceuticals P.L.C......................................  44,332 $ 1,154,529
    Hill & Smith Holdings P.L.C......................................  41,313     700,698
    Hilton Food Group P.L.C..........................................   3,648      48,167
    Hiscox, Ltd......................................................  70,714   1,365,550
    Hochschild Mining P.L.C.......................................... 167,984     436,760
    Hollywood Bowl Group P.L.C.......................................  24,845      76,601
    HomeServe P.L.C.................................................. 143,014   2,148,127
*   Horizon Discovery Group P.L.C....................................  15,371      32,689
    Hostelworld Group P.L.C..........................................   8,167      12,357
    Howden Joinery Group P.L.C....................................... 399,446   2,989,566
    HSBC Holdings P.L.C..............................................  32,568     246,055
    HSBC Holdings P.L.C., Sponsored ADR.............................. 326,272  12,329,819
    Hunting P.L.C....................................................  69,180     353,530
    Huntsworth P.L.C.................................................  57,946      67,437
    Hyve Group P.L.C................................................. 315,491     318,560
    Ibstock P.L.C.................................................... 173,394     541,827
*   IDOX P.L.C.......................................................  32,237      14,346
    IG Group Holdings P.L.C.......................................... 199,441   1,640,885
*   IGas Energy P.L.C................................................   8,300       4,299
    IMI P.L.C........................................................ 211,703   2,753,020
    Imperial Brands P.L.C., Sponsored ADR............................     658      14,476
    Imperial Brands P.L.C............................................  70,032   1,536,184
    Inchcape P.L.C................................................... 235,411   1,968,165
*   Indivior P.L.C................................................... 389,857     197,494
    Informa P.L.C.................................................... 169,860   1,707,304
    Inmarsat P.L.C................................................... 120,985     863,098
    InterContinental Hotels Group P.L.C., ADR........................  13,252     802,964
    InterContinental Hotels Group P.L.C..............................   2,901     175,540
    Intermediate Capital Group P.L.C.................................  61,223   1,178,271
    International Consolidated Airlines Group SA..................... 168,445   1,159,509
    International Personal Finance P.L.C.............................  83,172     143,193
    Interserve P.L.C.................................................  43,311           0
    Intertek Group P.L.C.............................................  24,557   1,702,679
    Investec P.L.C................................................... 206,769   1,172,268
    iomart Group P.L.C...............................................   2,055       9,805
*   IP Group P.L.C...................................................  90,615      65,789
    ITV P.L.C........................................................ 745,373   1,293,046
    IWG P.L.C........................................................ 435,443   2,169,055
    J D Wetherspoon P.L.C............................................  66,590   1,261,333
    J Sainsbury P.L.C................................................ 455,111   1,199,343
    James Fisher & Sons P.L.C........................................  23,036     579,213
    James Halstead P.L.C.............................................   4,469      29,349
    JD Sports Fashion P.L.C.......................................... 247,253   2,459,554
    John Laing Group P.L.C...........................................  27,938     132,294
    John Menzies P.L.C...............................................  53,819     283,594
    John Wood Group P.L.C............................................ 328,129   1,440,689
    Johnson Matthey P.L.C............................................  31,873   1,266,215
    Joules Group P.L.C...............................................   6,458      23,196
    Jupiter Fund Management P.L.C.................................... 198,157     879,781
*   Just Eat P.L.C...................................................  31,806     302,862
*   Just Group P.L.C................................................. 240,537     189,708
    Kainos Group P.L.C...............................................  18,202     120,078
    KAZ Minerals P.L.C............................................... 137,275     838,930
    Keller Group P.L.C...............................................  37,930     254,845
#   Kier Group P.L.C.................................................  39,973      58,793
    Kin & Carta P.L.C................................................  38,720      47,708
    Kingfisher P.L.C................................................. 610,780   1,638,483
*   Lamprell P.L.C...................................................  55,247      31,627
    Lancashire Holdings, Ltd.........................................  61,751     570,222

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Legal & General Group P.L.C...................................... 1,263,449 $4,318,896
#*  Liberty Global P.L.C., Class A...................................     4,557    114,622
*   Liberty Global P.L.C., Class C...................................    11,158    266,335
    Liontrust Asset Management P.L.C.................................     1,377     14,554
    Lloyds Banking Group P.L.C....................................... 5,692,338  4,187,318
#   Lloyds Banking Group P.L.C., ADR.................................   599,055  1,737,259
    London Stock Exchange Group P.L.C................................    37,684  3,396,038
    Lookers P.L.C....................................................   143,781     92,453
    Low & Bonar P.L.C................................................    18,759      3,462
    LSL Property Services P.L.C......................................    10,839     33,693
    Luceco P.L.C.....................................................    17,334     22,203
    M&C Saatchi P.L.C................................................     1,840      3,935
    Man Group P.L.C..................................................   805,500  1,499,176
    Marks & Spencer Group P.L.C......................................   833,158  1,962,744
    Marshalls P.L.C..................................................   130,285  1,198,029
    Marston's P.L.C..................................................   324,326    518,264
    McBride P.L.C....................................................   101,385     93,380
    McCarthy & Stone P.L.C...........................................   157,590    298,483
    McColl's Retail Group P.L.C......................................    16,764      9,912
    Mears Group P.L.C................................................    52,545    173,260
    Mediclinic International P.L.C...................................    20,931     98,231
    Mediclinic International P.L.C...................................   154,503    732,681
    Meggitt P.L.C....................................................   199,662  1,615,531
    Melrose Industries P.L.C.........................................   749,015  2,070,044
    Merlin Entertainments P.L.C......................................   261,729  1,541,965
#   Micro Focus International P.L.C., Sponsored ADR..................    17,726    243,202
    Micro Focus International P.L.C..................................    43,029    590,576
    Midwich Group P.L.C..............................................     6,704     43,877
*   Mitchells & Butlers P.L.C........................................   101,371    559,249
    Mitie Group P.L.C................................................   152,499    312,356
    MJ Gleeson P.L.C.................................................       192      1,992
    Mondi P.L.C......................................................    55,071  1,141,837
#   Mondi P.L.C......................................................    35,892    742,225
    Moneysupermarket.com Group P.L.C.................................   203,294    904,589
    Morgan Advanced Materials P.L.C..................................   225,138    687,033
    Morgan Sindall Group P.L.C.......................................    11,718    194,460
    Morses Club P.L.C................................................     4,000      6,737
    Mortgage Advice Bureau Holdings, Ltd.............................     1,856     14,170
*   Mothercare P.L.C.................................................    88,704     12,875
    Motorpoint group P.L.C...........................................    12,001     38,155
    N Brown Group P.L.C..............................................    69,772    112,823
    NAHL Group P.L.C.................................................     4,678      7,136
#   Naked Wines P.L.C................................................    18,703     62,316
    National Express Group P.L.C.....................................   233,331  1,349,999
#   National Grid P.L.C..............................................    33,948    396,930
    National Grid P.L.C., Sponsored ADR..............................    19,300  1,126,546
    NCC Group P.L.C..................................................    32,322     78,526
    Next P.L.C.......................................................    16,529  1,409,699
    NMC Health P.L.C.................................................     8,350    236,695
    Non-Standard Finance P.L.C.......................................    16,800      7,799
    Norcros P.L.C....................................................    10,981     33,525
    Northgate P.L.C..................................................    81,893    365,529
*   Nostrum Oil & Gas P.L.C..........................................    10,799      3,239
    Numis Corp. P.L.C................................................     8,473     25,301
*   Ocado Group P.L.C................................................    40,341    695,329
    On the Beach Group P.L.C.........................................    53,715    312,395
    OneSavings Bank P.L.C............................................   104,571    487,798
    Oxford Instruments P.L.C.........................................    26,628    447,622
    Pagegroup P.L.C..................................................   221,475  1,276,082

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
*   Pan African Resources P.L.C......................................    92,070 $   14,440
    Paragon Banking Group P.L.C......................................   137,990    899,511
    PayPoint P.L.C...................................................    31,673    375,463
    Pearson P.L.C....................................................    48,693    430,037
#   Pearson P.L.C., Sponsored ADR....................................    54,673    481,122
    Pendragon P.L.C..................................................   667,688    124,695
    Pennon Group P.L.C...............................................   162,717  1,891,851
    Persimmon P.L.C..................................................    43,041  1,269,549
*   Petra Diamonds, Ltd..............................................   383,600     42,284
    Petrofac, Ltd....................................................   109,115    544,578
*   Petropavlovsk P.L.C.............................................. 1,019,318    132,898
    Pets at Home Group P.L.C.........................................   242,082    644,766
    Pharos Energy P.L.C..............................................   110,586     83,643
    Phoenix Group Holdings P.L.C.....................................   176,166  1,609,124
    Photo-Me International P.L.C.....................................   152,834    181,635
    Playtech P.L.C...................................................   140,669    715,985
    Polar Capital Holdings P.L.C.....................................     3,537     23,070
    Polypipe Group P.L.C.............................................   129,429    759,061
#   Premier Asset Management Group P.L.C.............................     5,647     13,169
*   Premier Foods P.L.C..............................................   341,912    143,191
#*  Premier Oil P.L.C................................................   651,595    700,153
    Provident Financial P.L.C........................................    42,204    240,985
#   Prudential P.L.C., ADR...........................................    68,030  2,730,724
*   PureTech Health P.L.C............................................     1,784      5,728
    PZ Cussons P.L.C.................................................    90,040    235,005
    QinetiQ Group P.L.C..............................................   205,629    838,276
    Quilter P.L.C....................................................   492,365    873,607
    Rank Group P.L.C.................................................    54,918    173,489
    Rathbone Brothers P.L.C..........................................    10,568    284,380
*   Raven Property Group, Ltd........................................    39,144     20,623
    Reach P.L.C......................................................   144,003    183,864
    Reckitt Benckiser Group P.L.C....................................    19,638  1,519,620
    Redrow P.L.C.....................................................   147,452  1,149,514
#   RELX P.L.C., Sponsored ADR.......................................    52,014  1,258,209
    RELX P.L.C.......................................................    38,132    918,041
    RELX P.L.C.......................................................    48,598  1,169,412
    Renewi P.L.C.....................................................   222,728     85,331
    Renishaw P.L.C...................................................    19,640    965,456
    Rentokil Initial P.L.C...........................................   243,890  1,435,340
    Restaurant Group P.L.C. (The)....................................   293,108    516,136
#   Rhi Magnesita NV.................................................     7,801    352,206
    Rhi Magnesita NV.................................................     7,100    319,988
    Ricardo P.L.C....................................................    11,242     92,904
    Rightmove P.L.C..................................................   222,836  1,729,694
    Rio Tinto P.L.C..................................................     2,919    151,968
    Rio Tinto P.L.C., Sponsored ADR..................................   172,914  8,993,257
    RM P.L.C.........................................................     3,746     14,082
    Robert Walters P.L.C.............................................     7,903     54,267
    Rolls-Royce Holdings P.L.C.......................................   219,142  2,016,490
    Rotork P.L.C.....................................................   497,866  1,944,253
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............   181,642  1,008,113
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................   161,107  9,339,373
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................   124,657  7,266,257
    Royal Dutch Shell P.L.C., Class B................................    38,017  1,094,882
    Royal Dutch Shell P.L.C. , Class A (B03MLX2).....................    34,402    997,249
    Royal Mail P.L.C.................................................   261,825    716,471
    RPS Group P.L.C..................................................   130,319    237,844
    RSA Insurance Group P.L.C........................................   217,831  1,473,690
    Saga P.L.C.......................................................   312,217    189,841

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Sage Group P.L.C. (The)..........................................   134,437 $1,252,966
*   San Leon Energy P.L.C............................................    30,092     11,096
*   Savannah Petroleum P.L.C.........................................    14,623      4,477
    Savills P.L.C....................................................    77,686    922,905
    Schroders P.L.C..................................................     9,786    392,315
    Schroders P.L.C..................................................     6,714    201,551
    ScS Group P.L.C..................................................     4,075     12,645
    SDL P.L.C........................................................    11,753     80,435
    Senior P.L.C.....................................................   214,188    512,557
*   Serica Energy P.L.C..............................................    12,076     20,975
    Severfield P.L.C.................................................    10,461     10,459
    Severn Trent P.L.C...............................................    41,486  1,212,934
    SIG P.L.C........................................................   286,853    418,206
    Smith & Nephew P.L.C.............................................    98,945  2,123,994
    Smiths Group P.L.C...............................................    49,780  1,040,583
    Softcat P.L.C....................................................    50,014    609,541
    Sophos Group P.L.C...............................................    39,629    291,496
    Spectris P.L.C...................................................    34,609  1,072,935
    Speedy Hire P.L.C................................................   131,568     91,843
    Spirax-Sarco Engineering P.L.C...................................    19,497  2,000,874
    Spire Healthcare Group P.L.C.....................................   175,691    265,922
    Spirent Communications P.L.C.....................................   162,626    418,574
*   Sportech P.L.C...................................................    15,125      6,369
*   Sports Direct International P.L.C................................   130,294    521,361
    SSE P.L.C........................................................   112,288  1,868,028
    SSP Group P.L.C..................................................   167,810  1,383,780
    St James's Place P.L.C...........................................   128,149  1,728,482
    St. Modwen Properties P.L.C......................................    99,425    580,355
    Stagecoach Group P.L.C...........................................   325,624    578,462
    Standard Chartered P.L.C.........................................   361,281  3,278,238
    Standard Life Aberdeen P.L.C.....................................   312,847  1,230,009
    SThree P.L.C.....................................................    35,092    129,557
    Stobart Group, Ltd...............................................    69,365    107,140
    Stock Spirits Group P.L.C........................................    49,993    132,562
    Superdry P.L.C...................................................    28,193    149,705
    Synthomer P.L.C..................................................   262,260    946,851
    TalkTalk Telecom Group P.L.C.....................................   243,875    353,692
    Tate & Lyle P.L.C................................................   204,307  1,782,025
    Taylor Wimpey P.L.C.............................................. 1,400,120  3,002,841
    Ted Baker P.L.C..................................................    16,365     86,199
    Telecom Plus P.L.C...............................................    25,774    402,095
    Tesco P.L.C......................................................   751,234  2,293,180
#   Thomas Cook Group P.L.C..........................................   530,482          0
    Topps Tiles P.L.C................................................    88,422     86,294
    TP ICAP P.L.C....................................................   273,199  1,214,774
    Travis Perkins P.L.C.............................................   132,817  2,466,961
    Trifast P.L.C....................................................    15,757     32,920
    TT Electronics P.L.C.............................................    53,172    159,798
    TUI AG...........................................................    43,709    571,813
    Tullow Oil P.L.C.................................................   807,564  2,158,070
    Tyman P.L.C......................................................    16,148     44,390
    U & I Group P.L.C................................................    59,734    107,226
    UDG Healthcare P.L.C.............................................    16,709    167,495
    Ultra Electronics Holdings P.L.C.................................    48,219  1,217,908
    Unilever P.L.C., Sponsored ADR...................................    61,646  3,705,541
    Unilever P.L.C...................................................    29,369  1,758,585
    United Utilities Group P.L.C.....................................   119,279  1,346,853
    Urban & Civic P.L.C..............................................     8,819     37,696
    Vectura Group P.L.C..............................................   347,986    397,633

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
UNITED KINGDOM -- (Continued)
    Vertu Motors P.L.C...............................................   154,004 $       82,357
    Vesuvius P.L.C...................................................    79,303        410,345
    Victrex P.L.C....................................................    48,003      1,363,692
    Virgin Money UK P.L.C............................................   341,003        606,769
    Vitec Group P.L.C. (The).........................................     3,131         50,912
    Vodafone Group P.L.C............................................. 3,043,900      6,211,746
#   Vodafone Group P.L.C., Sponsored ADR.............................    19,423        396,618
    Volution Group P.L.C.............................................     6,100         15,772
    Weir Group P.L.C (The)...........................................    45,406        793,108
    WH Smith P.L.C...................................................    41,451      1,174,617
    Whitbread P.L.C..................................................    15,014        790,286
    William Hill P.L.C...............................................   520,411      1,332,344
    Wilmington P.L.C.................................................     5,594         16,016
    Wincanton P.L.C..................................................    27,121         87,869
*   Wizz Air Holdings P.L.C..........................................     1,105         54,720
    Wm Morrison Supermarkets P.L.C...................................   656,122      1,694,995
#   WPP P.L.C., Sponsored ADR........................................     4,077        254,568
    WPP P.L.C........................................................   169,462      2,114,811
*   Xaar P.L.C.......................................................    12,821          7,882
    XP Power, Ltd....................................................       236          8,057
    Young & Co's Brewery P.L.C., Class A.............................       375          7,739
                                                                                --------------
TOTAL UNITED KINGDOM.................................................              405,404,668
                                                                                --------------
TOTAL COMMON STOCKS..................................................            3,676,526,618
                                                                                --------------
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.5%)
*   Alpargatas SA....................................................    20,997        142,615
*   AZUL SA..........................................................    60,000        785,737
    Banco ABC Brasil S.A.............................................    35,650        160,361
    Banco Bradesco SA................................................   235,367      2,064,046
    Banco do Estado do Rio Grande do Sul SA, Class B.................   126,225        703,750
    Banco Pan SA.....................................................    40,600         91,718
    Braskem SA, Class A..............................................    31,067        214,576
    Centrais Eletricas Brasileiras SA, Class B.......................    29,900        305,598
    Centrais Eletricas Santa Catarina................................       900          8,974
    Cia Brasileira de Distribuicao...................................    19,843        410,615
    Cia de Saneamento do Parana......................................   107,441        486,505
    Cia de Transmissao de Energia Eletrica Paulista..................    55,468        325,990
    Cia Energetica de Minas Gerais...................................   214,100        728,703
    Cia Energetica de Sao Paulo, Class B.............................    51,200        379,165
    Cia Energetica do Ceara, Class A.................................     3,100         48,697
    Cia Ferro Ligas da Bahia--FERBASA................................    26,337        119,126
    Cia Paranaense de Energia........................................    27,200        377,565
    Gerdau SA........................................................   268,788        900,093
*   Gol Linhas Aereas Inteligentes SA................................    22,000        200,773
    Grazziotin SA....................................................     2,200         13,050
    Itau Unibanco Holding SA.........................................   253,448      2,289,595
    Lojas Americanas SA..............................................    32,990        164,436
    Marcopolo SA.....................................................   173,347        156,901
    Petroleo Brasileiro SA...........................................   773,384      5,860,401
    Randon SA Implementos e Participacoes............................    49,300        127,230
    Schulz SA........................................................    18,900         41,471
    Telefonica Brasil SA.............................................    28,570        378,131
    Unipar Carbocloro SA.............................................    40,652        294,057
    Usinas Siderurgicas de Minas Gerais SA, Class A..................   199,318        360,815
                                                                                --------------
TOTAL BRAZIL.........................................................               18,140,694
                                                                                --------------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B....................................     15,035 $    28,052
    Embotelladora Andina SA, Class B.................................     87,181     251,038
                                                                                 -----------
TOTAL CHILE..........................................................                279,090
                                                                                 -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA..............................................    115,405      63,848
    Banco Davivienda SA..............................................     23,683     302,694
    Grupo Argos SA...................................................      7,594      31,365
    Grupo Aval Acciones y Valores SA.................................    140,001      57,367
    Grupo de Inversiones Suramericana SA.............................     11,306     103,627
                                                                                 -----------
TOTAL COLOMBIA.......................................................                558,901
                                                                                 -----------
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG......................................     12,687     780,925
    Biotest AG.......................................................      5,953     144,684
    Draegerwerk AG & Co. KGaA........................................      3,939     230,866
    Fuchs Petrolub SE................................................     22,108     941,893
    Henkel AG & Co. KGaA.............................................      4,579     475,633
    Jungheinrich AG..................................................     33,276     844,217
    Porsche Automobil Holding SE.....................................     23,331   1,717,876
    Sartorius AG.....................................................      7,266   1,411,943
    Schaeffler AG....................................................     52,285     441,064
    Sixt SE..........................................................     10,279     695,453
    STO SE & Co. KGaA................................................      1,089     119,140
    Villeroy & Boch AG...............................................      5,018      78,634
    Volkswagen AG....................................................     43,057   8,185,361
                                                                                 -----------
TOTAL GERMANY........................................................             16,067,689
                                                                                 -----------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C....................................................  1,824,930       2,364
    Rolls-Royce Holdings P.L.C....................................... 10,080,532      13,058
                                                                                 -----------
TOTAL UNITED KINGDOM.................................................                 15,422
                                                                                 -----------
TOTAL PREFERRED STOCKS...............................................             35,061,796
                                                                                 -----------
RIGHTS/WARRANTS -- (0.0%)
CANADA -- (0.0%)
#*  DHX Media, Ltd. Rights 11/15/19..................................     33,244       2,145
*   Pan American Silver Corp. Rights 02/22/29........................     86,048      21,791
#*  Pan American Silver Corp. Rights 02/22/29........................      2,994         758
*   Tervita Corp. Warrants 07/19/20..................................        966           7
                                                                                 -----------
TOTAL CANADA.........................................................                 24,701
                                                                                 -----------
CHINA -- (0.0%)
*   Legend Holdings Corp. Rights 05/23/19............................      5,546           0
                                                                                 -----------
INDONESIA -- (0.0%)
*   Medco Energi Internasional Tbk PT Warrants 12/11/20..............    807,400       7,708
                                                                                 -----------
ITALY -- (0.0%)
*   Mediaset SpA Rights 11/06/19.....................................    275,017      27,299
                                                                                 -----------
NORWAY -- (0.0%)
*   Adevinta ASA Rights 11/12/19.....................................      2,456         375
*   XXL ASA Rights 10/25/19..........................................      4,623       1,961
                                                                                 -----------
TOTAL NORWAY.........................................................                  2,336
                                                                                 -----------

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE>>
                                                                        --------- --------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23...........................   328,770 $            0
                                                                                  --------------
SPAIN -- (0.0%)
*     Vidrala S.A. Rights 11/11/19.....................................     8,340         35,671
                                                                                  --------------
SWEDEN -- (0.0%)
*     Anoto Group AB Warrants 04/30/21.................................     2,438             88
                                                                                  --------------
TAIWAN -- (0.0%)
*     Arcadyan Technology Corp. Rights 11/11/19........................     2,542          1,854
*     Cathay Financial Holding Co. Rights 11/25/19.....................    26,653          4,641
*     Kung Sing Engineering Corp. Rights 11/21/19......................    23,250          1,268
*     Sigurd Microelectronics Corp. Rights 11/12/19....................     7,227          2,528
                                                                                  --------------
TOTAL TAIWAN...........................................................                   10,291
                                                                                  --------------
THAILAND -- (0.0%)
*     Property Perfect Rights 09/30/19.................................   383,375              0
*     TMB Bank PCL Rights 11/26/19..................................... 2,173,712          2,879
                                                                                  --------------
TOTAL THAILAND.........................................................                    2,879
                                                                                  --------------
TURKEY -- (0.0%)
*     Hektas Ticaret TAS Rights 11/14/19...............................    36,038         67,131
                                                                                  --------------
TOTAL RIGHTS/WARRANTS..................................................                  178,104
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
  (Cost $3,531,456,757)..............................................              3,711,766,518
                                                                                  --------------

                                                                                     VALUE+
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund............................... 9,431,751    109,134,787
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,640,579,419)..............................................             $3,820,901,305
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                                LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                              ------------ ------------ ------- ------------
Common Stocks
   Australia................................. $    834,098 $167,268,857   --    $168,102,955
   Austria...................................           --   15,631,664   --      15,631,664
   Belgium...................................      367,871   32,466,259   --      32,834,130
   Brazil....................................   66,980,639           --   --      66,980,639
   Canada....................................  244,954,081      616,718   --     245,570,799
   Chile.....................................    1,635,577    7,028,491   --       8,664,068
   China.....................................   28,894,447  249,527,418   --     278,421,865
   Colombia..................................    3,444,108           --   --       3,444,108
   Czech Republic............................           --    1,629,969   --       1,629,969
   Denmark...................................      295,096   44,175,353   --      44,470,449
   Egypt.....................................      145,075      166,156   --         311,231
   Finland...................................           --   45,281,006   --      45,281,006
   France....................................    1,216,367  223,978,936   --     225,195,303
   Germany...................................    1,684,657  185,594,514   --     187,279,171
   Greece....................................           --    1,782,922   --       1,782,922
   Hong Kong.................................       92,481   79,364,514   --      79,456,995

WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
   Hungary...................................           -- $    3,266,308   --    $    3,266,308
   India..................................... $  1,244,509    103,633,924   --       104,878,433
   Indonesia.................................      173,280     21,564,140   --        21,737,420
   Ireland...................................    6,207,847     13,704,130   --        19,911,977
   Israel....................................    1,268,436     18,415,353   --        19,683,789
   Italy.....................................      577,893     84,550,286   --        85,128,179
   Japan.....................................    3,008,025    653,461,905   --       656,469,930
   Malaysia..................................           --     23,712,591   --        23,712,591
   Mexico....................................   27,070,124            223   --        27,070,347
   Netherlands...............................   11,887,103     67,705,517   --        79,592,620
   New Zealand...............................           --     11,844,747   --        11,844,747
   Norway....................................      137,048     23,115,055   --        23,252,103
   Peru......................................      465,076            101   --           465,177
   Philippines...............................      149,951     10,996,323   --        11,146,274
   Poland....................................           --     11,013,664   --        11,013,664
   Portugal..................................           --      6,464,735   --         6,464,735
   Russia....................................    4,876,573      7,326,180   --        12,202,753
   Singapore.................................           --     28,523,426   --        28,523,426
   South Africa..............................    6,824,838     60,849,463   --        67,674,301
   South Korea...............................      893,282    132,893,572   --       133,786,854
   Spain.....................................      747,619     62,403,290   --        63,150,909
   Sweden....................................       83,176     72,908,224   --        72,991,400
   Switzerland...............................    4,453,239    181,131,355   --       185,584,594
   Taiwan....................................    7,138,680    151,979,416   --       159,118,096
   Thailand..................................   29,236,795             --   --        29,236,795
   Turkey....................................       13,128      8,144,126   --         8,157,254
   United Kingdom............................   95,683,267    309,721,401   --       405,404,668
Preferred Stocks
   Brazil....................................   18,140,694             --   --        18,140,694
   Chile.....................................           --        279,090   --           279,090
   Colombia..................................      558,901             --   --           558,901
   Germany...................................           --     16,067,689   --        16,067,689
   United Kingdom............................           --         15,422   --            15,422
Rights/Warrants
   Canada....................................           --         24,701   --            24,701
   Indonesia.................................           --          7,708   --             7,708
   Italy.....................................           --         27,299   --            27,299
   Norway....................................           --          2,336   --             2,336
   Spain.....................................           --         35,671   --            35,671
   Sweden....................................           --             88   --                88
   Taiwan....................................           --         10,291   --            10,291
   Thailand..................................           --          2,879   --             2,879
   Turkey....................................           --         67,131   --            67,131
Securities Lending Collateral................           --    109,134,787   --       109,134,787
                                              ------------ --------------   --    --------------
TOTAL........................................ $571,383,981 $3,249,517,324   --    $3,820,901,305
                                              ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
COMMON STOCKS -- (95.4%)
BRAZIL -- (7.8%)
    AES Tiete Energia SA.............................................  2,287,727 $  6,679,786
    AES Tiete Energia SA.............................................        681          423
    Aliansce Sonae Shopping Centers SA...............................  1,076,461   11,420,879
    Alliar Medicos A Frente SA.......................................    287,419    1,297,166
    Alupar Investimento SA...........................................  1,230,146    7,444,369
#   Ambev SA, ADR.................................................... 16,187,015   69,766,035
    Ambev SA.........................................................  1,591,620    6,897,483
    Anima Holding SA.................................................    306,759    1,636,864
    Arezzo Industria e Comercio SA...................................    545,880    8,044,261
    Atacadao S.A.....................................................    680,305    3,241,648
#*  Azul SA, ADR.....................................................    490,810   19,131,774
    B3 SA--Brasil Bolsa Balcao.......................................  5,891,987   71,077,006
    Banco Bradesco SA, ADR........................................... 12,110,773  106,090,374
    Banco Bradesco SA................................................  5,482,795   44,909,566
    Banco BTG Pactual SA.............................................    354,135    5,736,095
    Banco do Brasil SA...............................................  3,750,686   45,030,677
*   Banco Pan SA.....................................................     83,334      188,257
    Banco Santander Brasil SA........................................  1,098,349   12,888,244
    BB Seguridade Participacoes SA...................................  3,719,861   31,508,211
    BK Brasil Operacao e Assessoria a Restaurantes SA................     78,186      364,563
    BR Malls Participacoes SA........................................  7,330,550   28,057,335
*   BR Properties SA.................................................    709,294    2,148,840
*   Brasil Brokers Participacoes SA..................................     26,501       30,330
    BrasilAgro--Co. Brasileira de Propriedades Agricolas.............    272,503    1,151,708
#   Braskem SA, Sponsored ADR........................................    559,977    7,576,489
*   BRF SA...........................................................  2,442,346   21,625,160
    Camil Alimentos S.A..............................................    470,166      758,502
    CCR SA........................................................... 10,874,056   44,575,360
    Centrais Eletricas Brasileiras SA................................  1,175,200   11,592,298
    Cia Brasileira de Distribuicao...................................    150,971    3,113,022
    Cia de Locacao das Americas......................................    844,242    3,633,367
    Cia de Saneamento Basico do Estado de Sao Paulo..................  1,492,504   20,326,784
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR.............    772,983   10,466,190
    Cia de Saneamento de Minas Gerais-COPASA.........................    687,058   11,562,036
    Cia de Saneamento do Parana......................................    416,186    9,464,197
    Cia de Saneamento do Parana......................................     25,300      114,183
#   Cia Energetica de Minas Gerais, Sponsored ADR....................    769,811    2,586,563
    Cia Energetica de Minas Gerais...................................    981,139    3,657,406
    Cia Hering.......................................................    923,876    7,249,564
#   Cia Paranaense de Energia, Sponsored ADR.........................    283,710    3,912,361
    Cia Paranaense de Energia........................................    186,823    2,558,830
#   Cia Siderurgica Nacional SA, Sponsored ADR.......................  3,613,990   10,552,851
    Cia Siderurgica Nacional SA......................................  4,805,090   14,137,904
    Cielo SA.........................................................  5,833,219   10,995,919
    Cogna Educacao................................................... 10,943,593   26,386,871
    Construtora Tenda SA.............................................  1,089,390    6,413,290
*   Cosan Logistica SA...............................................  1,426,089    7,211,341
    Cosan SA.........................................................  1,125,250   16,214,486
    CSU Cardsystem SA................................................    317,798      518,239
    CVC Brasil Operadora e Agencia de Viagens SA.....................  1,242,760   15,874,977
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..........  3,708,106   24,899,463
    Cyrela Commercial Properties SA Empreendimentos e Participacoes..     15,734       78,229
    Dimed SA Distribuidora da Medicamentos...........................      1,500      195,425
    Direcional Engenharia SA.........................................  1,436,826    4,281,279
    Duratex SA.......................................................  3,887,255   12,736,200
    EcoRodovias Infraestrutura e Logistica SA........................  2,557,343    8,767,851
    EDP--Energias do Brasil SA.......................................  3,710,092   17,549,045

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                       SHARES     VALUE>>
                                                     ---------- ------------
   BRAZIL -- (Continued)
       Embraer SA...................................    274,400 $  1,199,410
       Embraer SA, Sponsored ADR....................  1,389,409   24,134,034
       Enauta Participacoes SA......................  1,184,057    3,885,348
       Energisa SA..................................  1,219,400   14,570,165
   *   Eneva SA.....................................    310,000    2,540,756
       Engie Brasil Energia SA......................  1,412,761   15,943,539
       Equatorial Energia SA........................  1,962,583   49,856,117
   *   Even Construtora e Incorporadora SA..........  2,267,719    6,892,780
       Ez Tec Empreendimentos e Participacoes SA....    973,450   10,000,283
       Fleury SA....................................  1,995,788   12,664,956
       Fras-Le SA...................................    138,600      159,318
   *   Gafisa SA....................................    189,389      256,894
       Gafisa SA, ADR...............................    103,158      290,904
   #   Gerdau SA, Sponsored ADR.....................  4,354,272   14,325,555
       Gerdau SA....................................    519,270    1,443,675
   #   Gol Linhas Aereas Inteligentes SA, ADR.......    320,560    5,824,566
       Grendene SA..................................  1,386,884    3,447,758
       Guararapes Confeccoes SA.....................    807,228    4,013,496
       Hapvida Participacoes e Investimentos S.A....    267,400    3,753,801
   *   Helbor Empreendimentos SA....................  3,913,058    3,190,550
       Hypera SA....................................  1,404,218   12,016,647
       Iguatemi Empresa de Shopping Centers SA......     60,572      723,451
       Industrias Romi SA...........................    172,935      600,669
       Instituto Hermes Pardini SA..................    248,360    1,439,813
       International Meal Co. Alimentacao SA,
        Class A.....................................  1,420,076    2,613,181
       Iochpe-Maxion SA.............................  1,511,393    6,572,421
       IRB Brasil Resseguros S/A....................    714,000    6,727,854
   #   Itau Unibanco Holding SA, ADR................    343,755    3,104,108
       Itau Unibanco Holding SA.....................  1,813,759   14,096,713
       JBS SA....................................... 10,406,375   73,406,395
       JHSF Participacoes SA........................  1,853,370    2,079,582
       JSL SA.......................................    731,246    3,591,958
       Kepler Weber SA..............................    185,404      984,691
       Klabin SA....................................  3,233,629   12,755,519
       Light SA.....................................  1,893,788    9,396,928
       Localiza Rent a Car SA.......................  3,528,490   37,990,325
       LOG Commercial Properties e Participacoes SA.    348,077    2,195,822
       Lojas Americanas SA..........................    492,890    1,857,019
       Lojas Renner SA..............................  5,750,796   72,772,197
       M Dias Branco SA.............................    103,765      976,718
       Magazine Luiza SA............................  4,358,944   48,518,454
       Mahle-Metal Leve SA..........................    581,123    3,557,304
       Marcopolo SA.................................    621,900      527,231
   *   Marfrig Global Foods SA......................     60,700      162,704
   *   Marisa Lojas SA..............................    703,918    1,879,806
   *   Mills Estruturas e Servicos de Engenharia SA.  1,600,406    2,905,113
   *   Minerva SA...................................    171,500      442,167
       Movida Participacoes SA......................    485,946    1,823,585
       MRV Engenharia e Participacoes SA............  3,659,297   16,049,628
       Multiplan Empreendimentos Imobiliarios SA....     83,300      606,706
       Natura Cosmeticos SA.........................  3,762,000   29,229,253
       Notre Dame Intermedica Participacoes S.A.....    195,673    2,927,411
       Odontoprev SA................................  2,842,395   10,482,240
   *   Omega Geracao SA.............................     35,139      299,477
   *   Paranapanema SA..............................    144,619      991,656
   *   Petro Rio SA.................................    848,780    3,915,330
       Petroleo Brasileiro
        SA.......................................... 19,448,656  158,576,500
       Petroleo Brasileiro SA , Sponsored ADR
        (US71654V1017)..............................  4,065,689   61,351,247
       Petroleo Brasileiro SA , Sponsored ADR
        (US71654V4086)..............................  1,709,461   27,761,647

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES       VALUE>>
                                                                   ----------- --------------
BRAZIL -- (Continued)
    Porto Seguro SA...............................................   1,218,353 $   17,437,592
    Portobello SA.................................................   1,623,434      1,611,088
*   Profarma Distribuidora de Produtos Farmaceuticos SA...........     178,775        191,680
    Qualicorp Consultoria e Corretora de Seguros SA...............   3,039,374     24,175,547
    Raia Drogasil SA..............................................   1,654,572     45,381,603
    Restoque Comercio e Confeccoes de Roupas SA...................     106,909        545,942
*   Rumo SA.......................................................   5,443,675     30,947,710
    Santos Brasil Participacoes SA................................   2,342,792      3,995,686
    Sao Carlos Empreendimentos e Participacoes SA.................      21,500        222,103
    Sao Martinho SA...............................................   2,176,916      9,531,641
    Ser Educacional SA............................................     659,506      3,918,720
    SLC Agricola SA...............................................   1,485,796      6,709,329
    Smiles Fidelidade SA..........................................     685,161      6,321,146
*   Springs Global Participacoes SA...............................      83,371        266,712
    Sul America SA................................................   3,426,022     41,252,363
    Suzano SA.....................................................   4,021,167     32,726,815
#*  Suzano SA, Sponsored ADR......................................     237,984      1,922,912
    T4F Entretenimento SA.........................................     361,892        518,858
*   Technos SA....................................................     228,016        119,395
*   Tecnisa SA....................................................   4,215,920      1,261,465
    Tegma Gestao Logistica SA.....................................     389,052      3,149,861
    Telefonica Brasil SA, ADR.....................................     592,017      7,796,864
*   Terra Santa Agro SA...........................................      12,700         47,437
#   TIM Participacoes SA, ADR.....................................     309,336      4,377,104
    TIM Participacoes SA..........................................   3,318,337      9,449,048
    TOTVS SA......................................................     407,669      6,330,787
    Transmissora Alianca de Energia Eletrica SA...................   2,327,347     16,759,452
    Trisul SA.....................................................      90,036        269,625
    Tupy SA.......................................................     720,373      3,436,164
    Ultrapar Participacoes SA.....................................   2,717,200     12,784,831
    Ultrapar Participacoes SA, Sponsored ADR......................     203,290        949,364
    Usinas Siderurgicas de Minas Gerais SA........................     279,134        615,271
*   Vale SA, Sponsored ADR........................................   2,810,743     32,998,124
*   Vale SA.......................................................  20,424,690    240,380,346
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamentoe
     Identificacao S.A............................................   1,026,449      3,398,889
*   Via Varejo SA.................................................   5,339,230      9,878,341
*   Vulcabras Azaleia SA..........................................     952,290      1,873,474
    WEG SA........................................................   1,384,640      8,803,970
    Wiz Solucoes e Corretagem de Seguros SA.......................     705,190      1,916,612
    YDUQS Part....................................................   2,834,245     27,738,216
                                                                               --------------
TOTAL BRAZIL......................................................              2,264,643,038
                                                                               --------------
CHILE -- (1.1%)
    AES Gener SA..................................................  17,060,820      3,654,284
    Aguas Andinas SA, Class A.....................................  21,192,374      9,713,717
    Banco de Chile................................................  14,742,399      1,896,601
#   Banco de Chile, ADR...........................................     316,377      8,124,564
    Banco de Credito e Inversiones SA.............................     204,896     11,390,546
    Banco Santander Chile, ADR....................................     777,016     18,827,097
    Besalco SA....................................................   2,753,662      1,854,806
    CAP SA........................................................   1,230,181      9,028,936
    Cementos BIO BIO SA...........................................     180,149        215,583
    Cencosud SA...................................................   7,216,709      9,790,617
    Cia Cervecerias Unidas SA.....................................     339,280      3,380,288
    Cia Cervecerias Unidas SA, Sponsored ADR......................     402,910      7,997,763
    Cia Pesquera Camanchaca SA....................................      49,415          3,545
*   Cia Sud Americana de Vapores SA............................... 192,975,782      6,344,349
    Clinica Las Condes SA.........................................         849         45,252

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                      SHARES      VALUE>>
                                                    ----------- ------------
   CHILE -- (Continued)
       Colbun SA...................................  38,654,666 $  6,679,745
       Cristalerias de Chile SA....................      59,157      419,026
       Embotelladora Andina SA, ADR, Class B.......      70,431    1,189,580
   *   Empresa Nacional de Telecomunicaciones SA...   1,251,928    9,792,594
       Empresas CMPC SA............................   5,374,979   12,284,952
       Empresas COPEC SA...........................   1,223,004   10,946,717
       Empresas Hites SA...........................   1,284,893      501,756
   *   Empresas La Polar SA........................  12,148,264      334,743
   #   Enel Americas SA, ADR.......................   3,089,720   29,537,719
       Enel Americas SA............................ 109,926,251   20,594,151
       Enel Chile SA, ADR..........................   2,417,197   10,031,367
       Enel Chile SA...............................  51,882,835    4,270,626
       Engie Energia Chile SA......................   5,028,273    7,461,265
   *   Enjoy SA....................................   1,885,576       68,107
       Forus SA....................................     593,586    1,079,251
       Grupo Security SA...........................   2,603,377      754,654
       Hortifrut SA................................      22,571       47,112
       Instituto de Diagnostico SA.................       4,394       11,330
       Inversiones Aguas Metropolitanas SA.........   5,095,067    6,072,982
       Inversiones La Construccion SA..............     303,932    3,680,059
       Itau CorpBanca.............................. 997,868,314    6,040,155
       Itau CorpBanca, ADR.........................      72,474      658,064
   #   Latam Airlines Group SA, Sponsored ADR......   1,677,961   18,910,620
       Latam Airlines Group SA.....................      99,166    1,096,642
   *   Masisa SA...................................  15,805,533      731,021
       Molibdenos y Metales SA.....................      84,984      945,323
       Multiexport Foods SA........................   3,782,251    1,681,312
       Parque Arauco SA............................   5,019,594   13,213,911
       PAZ Corp. SA................................   1,378,694    1,902,519
       Plaza SA....................................      13,960       29,551
       Ripley Corp. SA.............................   8,172,476    4,708,129
       SACI Falabella..............................   2,268,911   11,540,000
       Salfacorp SA................................   2,439,445    2,056,999
       Sigdo Koppers SA............................   1,838,995    2,635,710
       SMU SA......................................   1,083,455      209,194
       Sociedad Matriz SAAM SA.....................  26,998,141    2,225,217
   #   Sociedad Quimica y Minera de Chile SA,
        Sponsored ADR..............................     341,596    9,284,579
       Socovesa SA.................................   1,574,885      721,209
       SONDA SA....................................   3,954,459    4,236,096
       Vina Concha y Toro SA.......................   2,997,177    5,529,337
                                                                ------------
   TOTAL CHILE.....................................              306,381,272
                                                                ------------
   CHINA -- (16.8%)
   *   21Vianet Group, Inc., ADR...................     328,764    2,787,919
       361 Degrees International, Ltd..............   5,351,000    1,097,131
   *   3SBio, Inc..................................   3,028,000    5,640,425
   #*  500.com, Ltd., ADR, Class A.................      63,665      620,097
   #*  51job, Inc., ADR............................      69,124    5,444,898
   *   58.com, Inc., ADR...........................     197,526   10,431,348
   #   AAC Technologies Holdings, Inc..............   3,808,000   24,642,689
       Agile Group Holdings, Ltd...................  12,396,465   16,708,785
       Agricultural Bank of China, Ltd., Class H...  74,110,460   30,496,715
       Air China, Ltd., Class H....................  10,246,000    9,046,221
       Ajisen China Holdings, Ltd..................   2,969,000      851,666
       AKM Industrial Co., Ltd.....................     240,000       36,696
   *   Alibaba Group Holding, Ltd., Sponsored ADR..   1,367,252  241,552,411
   *   Alibaba Health Information Technology, Ltd..   2,476,000    2,492,080
   *   Alibaba Pictures Group, Ltd.................  36,000,000    5,904,603
   #*  Aluminum Corp. of China, Ltd., ADR..........     225,375    1,681,298

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
CHINA -- (Continued)
*   Aluminum Corp. of China, Ltd., Class H...........................  16,904,000 $ 5,008,090
    AMVIG Holdings, Ltd..............................................   1,688,000     435,239
#   Angang Steel Co., Ltd., Class H..................................   9,455,908   3,163,228
    Anhui Conch Cement Co., Ltd., Class H............................   6,352,000  37,964,166
    Anhui Expressway Co., Ltd., Class H..............................   2,416,000   1,418,955
    ANTA Sports Products, Ltd........................................   4,603,000  45,027,073
#   Anton Oilfield Services Group....................................  15,710,000   1,557,529
    Anxin-China Holdings, Ltd........................................  13,373,000           0
*   Aowei Holdings, Ltd..............................................     187,000      41,964
    APT Satellite Holdings, Ltd......................................     122,000      46,683
*   Art Group Holdings, Ltd..........................................     455,000      16,441
    Asia Cement China Holdings Corp..................................   3,820,500   4,633,117
#*  Asia Television Holdings, Ltd....................................   2,090,000      10,643
*   Asian Citrus Holdings, Ltd.......................................   3,478,000      49,933
#   Ausnutria Dairy Corp., Ltd.......................................   1,776,000   2,648,918
#   AVIC International Holding HK, Ltd...............................  16,594,207     359,147
*   AVIC International Holdings, Ltd., Class H.......................   1,756,000   1,654,236
    AviChina Industry & Technology Co., Ltd., Class H................  11,623,212   5,490,246
    BAIC Motor Corp., Ltd., Class H..................................  12,320,500   7,642,491
*   Baidu, Inc., Sponsored ADR.......................................     487,606  49,662,671
    BAIOO Family Interactive, Ltd....................................   4,356,000     538,783
    Bank of China, Ltd., Class H..................................... 152,808,702  62,313,060
    Bank of Chongqing Co., Ltd., Class H.............................   2,734,000   1,605,848
    Bank of Communications Co., Ltd., Class H........................  17,526,618  11,969,757
*   Baoye Group Co., Ltd., Class H...................................   1,566,440   1,025,019
#*  Baozun, Inc., Sponsored ADR......................................     132,569   5,769,403
    BBI Life Sciences Corp...........................................     306,000      92,168
    BBMG Corp., Class H..............................................  12,985,404   3,716,318
    Beijing Capital International Airport Co., Ltd., Class H.........   9,062,000   8,582,806
#   Beijing Capital Land, Ltd., Class H..............................   7,776,000   2,612,954
#*  Beijing Enterprises Clean Energy Group, Ltd......................  65,400,000     741,438
#*  Beijing Enterprises Environment Group, Ltd.......................     702,000      58,191
    Beijing Enterprises Holdings, Ltd................................   2,150,528  10,125,538
*   Beijing Enterprises Medical & Health Group, Ltd..................  13,284,000     415,384
    Beijing Enterprises Water Group, Ltd.............................  20,918,469  10,903,293
#*  Beijing Gas Blue Sky Holdings, Ltd...............................   4,368,000     112,355
    Beijing Jingneng Clean Energy Co., Ltd., Class H.................   7,914,000   1,402,208
    Beijing North Star Co., Ltd., Class H............................   5,914,000   1,814,927
#*  Beijing Properties Holdings, Ltd.................................   5,540,967     168,573
    Beijing Urban Construction Design & Development Group Co., Ltd.,
      Class H........................................................   1,080,000     310,758
#   Best Pacific International Holdings, Ltd.........................   2,202,000     743,591
    BII Railway Transportation Technology Holdings Co., Ltd..........   1,820,000     123,070
*   Bitauto Holdings, Ltd., ADR......................................     223,709   3,384,717
    Bosideng International Holdings, Ltd.............................  16,942,157   8,760,954
#   Boyaa Interactive International, Ltd.............................   2,348,000     336,018
    Brilliance China Automotive Holdings, Ltd........................  11,662,000  12,860,545
*   Brilliant Circle Holdings International, Ltd.....................      60,000       5,443
#   BYD Co., Ltd., Class H...........................................   2,909,300  13,646,119
#   BYD Electronic International Co., Ltd............................   5,923,722  10,172,058
    C C Land Holdings, Ltd...........................................  13,761,530   3,106,566
*   C.banner International Holdings, Ltd.............................   2,735,000      92,498
    Cabbeen Fashion, Ltd.............................................   1,829,000     373,346
#   Canvest Environmental Protection Group Co., Ltd..................   2,812,000   1,162,290
*   Capital Environment Holdings, Ltd................................   3,860,000      86,110
#*  CAR, Inc.........................................................   6,245,000   5,096,758
    Carrianna Group Holdings Co., Ltd................................   2,236,877     228,072
*   CECEP COSTIN New Materials Group, Ltd............................   2,583,000      37,084
    Central China Real Estate, Ltd...................................   5,775,074   2,645,843

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- ------------
CHINA -- (Continued)
#   Central China Securities Co., Ltd., Class H......................   3,468,000 $    670,571
*   Century Sunshine Group Holdings, Ltd.............................  12,975,000      343,755
*   CGN Meiya Power Holdings Co., Ltd................................   8,804,000    1,321,871
    CGN Power Co., Ltd., Class H.....................................  26,532,000    6,907,303
    Changshouhua Food Co., Ltd.......................................   1,543,000      620,085
#   Changyou.com, Ltd., ADR..........................................      73,390      701,608
#   Chaowei Power Holdings, Ltd......................................   5,266,000    1,905,445
    Cheetah Mobile, Inc., ADR........................................     188,349      728,911
#*  Chiho Environmental Group, Ltd...................................     454,000       28,637
#   China Aerospace International Holdings, Ltd......................  14,554,600      806,699
    China Agri-Industries Holdings, Ltd..............................  17,174,800    5,658,357
    China Aircraft Leasing Group Holdings, Ltd.......................   1,312,000    1,354,091
*   China All Access Holdings, Ltd...................................   3,800,000       95,257
*   China Animal Healthcare, Ltd.....................................   1,485,000       71,067
#   China Animation Characters Co., Ltd..............................   2,698,000      646,986
#   China Aoyuan Group, Ltd..........................................   9,454,000   12,081,548
#*  China Automobile New Retail Holdings, Ltd........................     512,000       45,188
    China BlueChemical, Ltd., Class H................................  14,629,122    3,560,093
*   China Chengtong Development Group, Ltd...........................     546,000       13,557
    China Cinda Asset Management Co., Ltd., Class H..................  29,528,000    6,125,490
    China CITIC Bank Corp., Ltd., Class H............................  16,922,607    9,809,370
    China Coal Energy Co., Ltd., Class H.............................   9,196,168    3,667,258
    China Common Rich Renewable Energy Investments, Ltd..............  37,310,000    8,927,603
    China Communications Construction Co., Ltd., Class H.............  12,791,387    9,737,344
    China Communications Services Corp., Ltd., Class H...............   8,295,327    5,122,595
    China Conch Venture Holdings, Ltd................................   3,572,500   13,978,778
    China Construction Bank Corp., Class H........................... 226,157,302  181,213,158
    China Datang Corp. Renewable Power Co., Ltd., Class H............  13,199,000    1,377,802
#*  China Dili Group.................................................  10,793,661    3,301,003
*   China Distance Education Holdings, Ltd., ADR.....................      20,726      145,082
    China Dongxiang Group Co., Ltd...................................  21,519,888    2,413,846
#*  China Dynamics Holdings, Ltd.....................................   7,940,000      100,187
*   China Eastern Airlines Corp., Ltd., Class H......................   8,106,000    4,042,816
#   China Electronics Huada Technology Co., Ltd......................   2,942,000      239,942
    China Electronics Optics Valley Union Holding Co., Ltd...........   4,356,000      261,030
#   China Energy Engineering Corp., Ltd., Class H....................   2,854,000      287,900
    China Everbright Bank Co., Ltd., Class H.........................   6,920,000    3,184,361
    China Everbright Greentech Ltd...................................     122,000       68,044
    China Everbright International, Ltd..............................  12,098,777    9,144,327
    China Everbright, Ltd............................................   6,976,896   10,336,993
#   China Evergrande Group...........................................  15,835,000   38,546,415
    China Fiber Optic Network System Group, Ltd......................   4,584,800       30,718
    China Financial Services Holdings, Ltd...........................   1,424,000       81,742
    China Foods, Ltd.................................................   7,836,000    3,220,521
    China Galaxy Securities Co., Ltd., Class H.......................  10,289,000    5,246,225
#   China Gas Holdings, Ltd..........................................   7,434,000   31,668,376
    China Glass Holdings, Ltd........................................   4,448,000      243,776
    China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
      Class A........................................................   3,204,000    1,836,111
*   China Greenfresh Group Co., Ltd..................................   1,811,000       69,207
#*  China Greenland Broad Greenstate Group Co., Ltd..................   5,504,000      309,022
    China Hanking Holdings, Ltd......................................   3,723,000      759,959
    China Harmony New Energy Auto Holding, Ltd.......................   5,620,000    1,933,948
#*  China High Precision Automation Group, Ltd.......................   1,360,000       39,702
#   China High Speed Transmission Equipment Group Co., Ltd...........   1,839,000    1,084,296
    China Hongqiao Group, Ltd........................................   7,359,500    4,087,392
    China Huarong Asset Management Co., Ltd., Class H................  59,072,000    8,721,069
*   China Huishan Dairy Holdings Co., Ltd............................   1,990,720       29,216
*   China Huiyuan Juice Group, Ltd...................................   3,039,500      725,358
*   China Index Holdings, Ltd., ADR..................................      23,280       76,359

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
CHINA -- (Continued)
    China International Capital Corp., Ltd., Class H.................  2,967,600 $  5,411,259
    China International Marine Containers Group Co., Ltd., Class H...  2,215,260    1,948,586
    China Jinmao Holdings Group, Ltd................................. 16,820,976   11,182,925
    China Lesso Group Holdings, Ltd..................................  9,004,000    9,297,663
    China Life Insurance Co., Ltd., ADR..............................    881,250   11,306,438
    China Life Insurance Co., Ltd., Class H..........................  3,777,000    9,713,271
    China Lilang, Ltd................................................  2,984,000    2,401,386
*   China Logistics Property Holdings Co., Ltd.......................    423,000      164,577
*   China Longevity Group Co., Ltd...................................    893,399       29,301
    China Longyuan Power Group Corp., Ltd., Class H.................. 10,798,000    5,833,450
#*  China Lumena New Materials Corp.................................. 15,666,000            0
    China Machinery Engineering Corp., Class H.......................  5,402,000    2,128,266
#   China Maple Leaf Educational Systems, Ltd........................  4,556,000    1,431,223
#   China Medical System Holdings, Ltd...............................  8,648,800   11,728,841
#   China Meidong Auto Holdings, Ltd.................................  1,422,000    1,415,698
    China Mengniu Dairy Co., Ltd.....................................  3,895,000   15,528,370
    China Merchants Bank Co., Ltd., Class H.......................... 12,746,146   60,789,305
    China Merchants Land, Ltd........................................ 10,580,000    1,495,498
    China Merchants Port Holdings Co., Ltd...........................  5,318,958    8,316,350
#   China Merchants Securities Co., Ltd., Class H....................    376,000      425,631
#   China Metal Recycling Holdings, Ltd..............................  1,955,133            0
    China Minsheng Banking Corp., Ltd., Class H...................... 14,447,460   10,105,576
#*  China Minsheng Financial Holding Corp., Ltd......................  1,620,000       23,706
    China Mobile, Ltd................................................ 13,173,000  107,052,952
    China Mobile, Ltd., Sponsored ADR................................  2,006,206   81,010,598
*   China Modern Dairy Holdings, Ltd.................................  2,440,000      347,825
#   China Molybdenum Co., Ltd., Class H.............................. 15,621,000    4,922,740
    China National Building Material Co., Ltd., Class H.............. 27,708,150   23,353,081
#   China New Town Development Co., Ltd..............................  6,821,177      137,464
#*  China NT Pharma Group Co., Ltd...................................  3,938,500      213,250
    China Oil & Gas Group, Ltd....................................... 29,220,000    1,265,395
    China Oilfield Services, Ltd., Class H...........................  6,160,000    8,576,420
#   China Oriental Group Co., Ltd....................................  9,594,000    3,348,280
    China Overseas Grand Oceans Group, Ltd........................... 11,659,500    6,032,022
    China Overseas Land & Investment, Ltd............................ 18,806,033   59,342,266
    China Overseas Property Holdings, Ltd............................ 11,396,344    6,958,836
    China Pacific Insurance Group Co., Ltd., Class H.................  5,973,465   21,673,454
    China Petroleum & Chemical Corp., ADR............................    211,889   11,969,598
    China Petroleum & Chemical Corp., Class H........................ 94,156,400   53,553,777
*   China Pioneer Pharma Holdings, Ltd...............................  2,974,000      235,008
    China Power International Development, Ltd....................... 21,415,600    4,472,314
*   China Properties Group, Ltd......................................  2,545,000      291,892
    China Railway Construction Corp., Ltd., Class H..................  9,316,687   10,190,473
    China Railway Group, Ltd., Class H............................... 10,990,000    6,623,836
    China Railway Signal & Communication Corp., Ltd., Class H........  4,159,000    2,482,854
*   China Rare Earth Holdings, Ltd...................................  8,262,399      416,306
    China Reinsurance Group Corp., Class H...........................  6,779,000    1,105,941
    China Resources Beer Holdings Co., Ltd...........................  3,939,661   20,198,726
    China Resources Cement Holdings, Ltd............................. 13,676,946   14,977,488
    China Resources Gas Group, Ltd...................................  4,140,000   24,961,317
    China Resources Land, Ltd........................................ 13,684,610   58,198,962
    China Resources Medical Holdings Co., Ltd........................  3,095,000    1,775,693
    China Resources Pharmaceutical Group, Ltd........................  2,249,500    2,077,430
    China Resources Power Holdings Co., Ltd..........................  6,522,820    8,197,448
*   China Ruifeng Renewable Energy Holdings, Ltd.....................  4,172,000      191,774
#   China Sanjiang Fine Chemicals Co., Ltd...........................  5,040,000    1,039,252
    China SCE Group Holdings, Ltd.................................... 18,565,400    8,506,910
#*  China Shengmu Organic Milk, Ltd..................................  5,244,000      193,713
    China Shenhua Energy Co., Ltd., Class H.......................... 15,264,000   31,000,252

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
    China Shineway Pharmaceutical Group, Ltd.........................  1,887,000 $ 1,815,874
*   China Silver Group, Ltd..........................................  6,522,000     736,813
    China South City Holdings, Ltd................................... 32,282,711   3,741,827
#   China Southern Airlines Co., Ltd., Sponsored ADR.................     41,944   1,297,328
    China Southern Airlines Co., Ltd., Class H.......................  9,144,000   5,627,576
    China Starch Holdings, Ltd....................................... 12,525,000     248,812
    China State Construction International Holdings, Ltd.............  9,601,460   8,842,493
    China Sunshine Paper Holdings Co., Ltd...........................  1,914,500     275,547
    China Suntien Green Energy Corp., Ltd., Class H..................  8,964,000   2,599,940
    China Taifeng Beddings Holdings, Ltd.............................  1,662,000           0
    China Taiping Insurance Holdings Co., Ltd........................  6,700,130  15,062,559
#   China Telecom Corp., Ltd., ADR...................................    136,139   5,770,932
    China Telecom Corp., Ltd., Class H............................... 18,830,000   8,010,443
#   China Tian Lun Gas Holdings, Ltd.................................  1,120,500   1,057,909
*   China Tianrui Group Cement Co., Ltd..............................     22,000      18,927
    China Traditional Chinese Medicine Holdings Co., Ltd............. 10,858,000   4,848,382
    China Travel International Investment Hong Kong, Ltd............. 15,711,892   2,480,365
    China Unicom Hong Kong, Ltd...................................... 29,320,000  28,865,503
#   China Unicom Hong Kong, Ltd., ADR................................  1,125,159  10,970,300
    China Vanke Co., Ltd., Class H...................................  6,530,300  23,813,048
    China Vast Industrial Urban Development Co., Ltd.................    608,000     235,788
#   China Water Affairs Group, Ltd...................................  5,220,000   3,989,365
#*  China Water Industry Group, Ltd..................................  4,764,000     294,127
    China Wood Optimization Holding, Ltd.............................  1,288,000     314,079
    China XLX Fertiliser, Ltd........................................    903,000     230,435
    China Yuhua Education Corp., Ltd.................................    800,000     458,942
#*  China Yurun Food Group, Ltd......................................  9,118,000   1,024,239
#   China ZhengTong Auto Services Holdings, Ltd......................  8,365,500   2,501,139
    China Zhongwang Holdings, Ltd.................................... 12,157,979   5,047,527
#   Chinasoft International, Ltd..................................... 10,088,000   4,335,689
    Chongqing Machinery & Electric Co., Ltd., Class H................  3,585,962     260,430
    Chongqing Rural Commercial Bank Co., Ltd., Class H............... 17,372,000   9,272,256
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd........  1,414,000      61,128
    Chu Kong Shipping Enterprise Group Co., Ltd......................    166,000      27,697
    CIFI Holdings Group Co., Ltd..................................... 22,476,015  14,990,961
    CIMC Enric Holdings, Ltd.........................................  3,062,000   1,657,361
*   CIMC-TianDa Holdings Co., Ltd....................................  4,525,000     135,191
    CITIC Dameng Holdings, Ltd.......................................  3,547,000     146,796
    CITIC Resources Holdings, Ltd.................................... 18,228,000   1,184,041
#   CITIC Securities Co., Ltd., Class H..............................  3,809,500   6,989,348
    CITIC, Ltd.......................................................  8,740,567  11,498,073
#*  Citychamp Watch & Jewellery Group, Ltd...........................  9,848,000   2,135,866
#   Clear Media, Ltd.................................................    320,000     146,886
    CNOOC, Ltd....................................................... 45,385,000  67,544,217
    CNOOC, Ltd., Sponsored ADR.......................................    236,528  35,133,869
#*  COFCO Meat Holdings, Ltd.........................................    649,000     231,711
#*  Cogobuy Group....................................................  3,081,000     509,936
#   Colour Life Services Group Co., Ltd..............................  2,947,000   1,667,568
    Comba Telecom Systems Holdings, Ltd..............................  6,186,210   1,422,005
    Concord New Energy Group, Ltd.................................... 34,815,909   1,751,168
    Consun Pharmaceutical Group, Ltd.................................  3,588,000   2,147,708
#*  Coolpad Group, Ltd............................................... 23,872,600     688,949
    COSCO SHIPPING Development Co., Ltd., Class H....................  9,885,300   1,107,437
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........  8,868,000   3,814,837
*   COSCO SHIPPING Holdings Co., Ltd., Class H.......................  8,803,500   3,293,539
#   COSCO SHIPPING International Hong Kong Co., Ltd..................  2,852,000     723,547
    COSCO SHIPPING Ports, Ltd........................................ 10,843,239   8,524,840
*   Coslight Technology International Group Co., Ltd.................    342,000      44,524
    Cosmo Lady China Holdings Co., Ltd...............................  3,452,000     509,250

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
#   Country Garden Holdings Co., Ltd................................. 37,392,660 $51,909,556
    Country Garden Services Holdings Co., Ltd........................  4,645,673  15,741,261
#   CP Pokphand Co., Ltd............................................. 27,317,658   2,259,132
#   CPMC Holdings, Ltd...............................................  3,387,000   1,355,030
    CRCC High-Tech Equipment Corp., Ltd., Class H....................  2,033,000     323,589
    CRRC Corp., Ltd., Class H........................................  6,815,324   4,558,324
    CSC Financial Co., Ltd., Class H.................................    733,000     508,316
    CSPC Pharmaceutical Group, Ltd................................... 19,984,000  51,181,439
*   CSSC Offshore and Marine Engineering Group Co., Ltd., Class H....    242,000     182,611
#*  CT Environmental Group, Ltd...................................... 17,816,000     579,774
#*  CWT International, Ltd........................................... 23,990,000     303,092
*   Cybernaut International Holdings Co., Ltd........................    492,000      10,593
    Da Ming International Holdings, Ltd..............................    112,000      24,397
    Dah Chong Hong Holdings, Ltd.....................................  6,196,905   2,827,505
    Dali Foods Group Co., Ltd........................................  7,369,500   5,038,380
    Dalian Port PDA Co., Ltd., Class H...............................  7,937,399   1,002,516
    Datang International Power Generation Co., Ltd., Class H......... 10,354,000   2,042,289
#   Dawnrays Pharmaceutical Holdings, Ltd............................  4,899,982     868,610
#*  DBA Telecommunication Asia Holdings, Ltd.........................  1,020,000      49,542
#*  Differ Group Holding Co., Ltd....................................  7,294,000     441,875
    Digital China Holdings, Ltd......................................  5,931,000   3,090,987
#   Dongfang Electric Corp., Ltd., Class H...........................  1,763,200     993,138
    Dongfeng Motor Group Co., Ltd., Class H.......................... 10,686,000  10,719,260
#   Dongjiang Environmental Co., Ltd., Class H.......................  1,132,795     945,153
    Dongyue Group, Ltd...............................................  9,691,000   4,539,222
#   Dynagreen Environmental Protection Group Co., Ltd., Class H......  1,944,000     780,605
*   Dynasty Fine Wines Group, Ltd....................................  1,602,000      84,580
    E-Commodities Holdings, Ltd......................................  5,976,000     285,405
#   EEKA Fashion Holdings, Ltd.......................................    702,000     735,428
    Embry Holdings, Ltd..............................................    509,000      97,178
    ENN Energy Holdings, Ltd.........................................  2,577,000  29,399,824
    Essex Bio-technology, Ltd........................................    679,000     522,564
    EVA Precision Industrial Holdings, Ltd...........................  5,064,516     406,799
    Everbright Securities Co., Ltd., Class H.........................    330,800     234,545
*   EverChina International Holdings Co., Ltd........................ 17,352,500     487,680
*   Evergreen International Holdings, Ltd............................     76,000       3,872
*   Fang Holdings, Ltd., ADR.........................................     23,280      46,793
#   Fanhua, Inc., ADR................................................     15,696     395,853
    Fantasia Holdings Group Co., Ltd................................. 14,098,019   2,134,046
    Far East Horizon, Ltd............................................  9,334,000   8,836,901
*   First Tractor Co., Ltd., Class H.................................  1,998,000     414,776
#   Flat Glass Group Co., Ltd., Class H..............................    299,000     142,210
*   Forgame Holdings, Ltd............................................    121,800      67,105
    Fosun International, Ltd.........................................  5,006,120   6,545,886
    Fu Shou Yuan International Group, Ltd............................  5,179,000   4,570,980
    Fufeng Group, Ltd................................................ 10,868,800   5,009,241
#*  Fuguiniao Co., Ltd., Class H.....................................    782,600      72,658
#*  Fullshare Holdings, Ltd.......................................... 25,175,017     634,774
#   Future Land Development Holdings, Ltd............................ 14,760,000  15,554,329
    Fuyao Glass Industry Group Co., Ltd., Class H....................  2,040,800   5,766,478
#*  GCL New Energy Holdings, Ltd.....................................  5,994,000     194,339
#*  GCL-Poly Energy Holdings, Ltd.................................... 95,985,320   3,842,414
    Geely Automobile Holdings, Ltd................................... 23,435,000  44,343,971
    Gemdale Properties & Investment Corp., Ltd....................... 14,704,000   1,702,515
    Genertec Universal Medical Group Co., Ltd........................  5,525,000   3,774,467
*   GF Securities Co., Ltd., Class H.................................  2,396,400   2,495,794
*   Glorious Property Holdings, Ltd.................................. 17,149,712     688,477
#   Golden Eagle Retail Group, Ltd...................................  3,071,000   3,384,616
*   Golden Meditech Holdings, Ltd....................................    232,000      23,973

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- ------------
CHINA -- (Continued)
    Golden Throat Holdings Group Co., Ltd............................   1,082,500 $    218,989
    Goldlion Holdings, Ltd...........................................     931,866      288,897
    Goldpac Group, Ltd...............................................   1,532,000      365,402
#*  GOME Retail Holdings, Ltd........................................  78,250,660    7,073,511
#*  Grand Baoxin Auto Group, Ltd.....................................   4,126,364      827,587
    Great Wall Motor Co., Ltd., Class H..............................  10,934,250    8,859,489
    Greatview Aseptic Packaging Co., Ltd.............................   5,896,000    2,971,306
    Greenland Hong Kong Holdings, Ltd................................   7,623,275    2,627,939
#   Greentown China Holdings, Ltd....................................   5,410,000    4,991,240
    Greentown Service Group Co., Ltd.................................   4,004,000    4,542,818
    Guangdong Investment, Ltd........................................   7,620,000   16,491,939
*   Guangdong Land Holdings, Ltd.....................................   3,385,361      530,581
#   Guangshen Railway Co., Ltd., Sponsored ADR.......................      68,574    1,108,842
    Guangshen Railway Co., Ltd., Class H.............................   3,996,000    1,277,954
    Guangzhou Automobile Group Co., Ltd., Class H....................   5,181,690    5,175,137
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H..     504,000    1,594,053
    Guangzhou R&F Properties Co., Ltd., Class H......................   8,256,332   12,792,800
    Guolian Securities Co., Ltd., Class H............................     271,500       77,828
#   Guorui Properties, Ltd...........................................   4,026,000      774,188
    Guotai Junan Securities Co., Ltd., Class H.......................     166,600      254,581
*   Haichang Ocean Park Holdings, Ltd................................   2,812,000      308,505
    Haier Electronics Group Co., Ltd.................................   4,856,000   13,864,299
*   Hailiang Education Group, Inc., ADR..............................      17,328    1,147,633
#   Haitian International Holdings, Ltd..............................   4,258,000   10,047,647
    Haitong Securities Co., Ltd., Class H............................   6,759,600    6,900,929
*   Harbin Bank Co., Ltd., Class H...................................     663,000      125,940
#*  Harbin Electric Co., Ltd., Class H...............................   4,702,587    1,198,645
*   Harmonicare Medical Holdings, Ltd................................     898,000      175,338
    HC Group, Inc....................................................      25,000        9,061
#*  HC Group, Inc....................................................   2,331,500      842,176
#   Health and Happiness H&H International Holdings, Ltd.............   1,909,500    7,559,969
    Henderson Investment, Ltd........................................     811,000       65,159
    Hengan International Group Co., Ltd..............................   3,543,622   24,741,552
#   Hengdeli Holdings, Ltd...........................................  14,196,800      597,608
#*  HengTen Networks Group, Ltd......................................  44,620,000      642,046
*   Hi Sun Technology China, Ltd.....................................   6,162,000    1,068,456
    Hilong Holding, Ltd..............................................   5,858,000      634,095
    Hisense Home Appliances Group Co., Ltd., Class H.................   1,551,000    1,433,103
    HKC Holdings, Ltd................................................   1,032,088      828,335
*   Honghua Group, Ltd...............................................  14,483,000      893,568
    Honworld Group, Ltd..............................................     613,000      317,178
    Hopefluent Group Holdings, Ltd...................................   1,139,973      254,364
    Hopson Development Holdings, Ltd.................................   4,942,000    4,763,924
*   HOSA International, Ltd..........................................   2,198,000       15,259
*   Hua Han Health Industry Holdings, Ltd............................  22,200,041    1,501,544
#   Hua Hong Semiconductor, Ltd......................................   3,045,000    6,123,034
    Huadian Fuxin Energy Corp., Ltd., Class H........................  13,340,000    2,581,739
    Huadian Power International Corp., Ltd., Class H.................   6,720,000    2,518,039
#   Huaneng Power International, Inc., Sponsored ADR.................     105,617    1,986,656
    Huaneng Power International, Inc., Class H.......................   5,658,000    2,687,408
    Huaneng Renewables Corp., Ltd., Class H..........................  40,576,000   15,490,919
*   Huanxi Media Group, Ltd..........................................     100,000       18,369
#   Huatai Securities Co., Ltd., Class H.............................   2,786,000    4,141,155
    Huaxi Holdings Co., Ltd..........................................      90,000       24,647
    Huazhong In-Vehicle Holdings Co., Ltd............................   2,562,000      369,095
#   Huazhu Group, Ltd., ADR..........................................     510,944   19,344,340
    Huishang Bank Corp., Ltd., Class H...............................   2,643,400    1,026,899
#   IMAX China Holding, Inc..........................................   1,150,900    2,612,436
    Industrial & Commercial Bank of China, Ltd., Class H............. 171,010,725  122,510,914

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
    Inner Mongolia Yitai Coal Co., Ltd., Class H.....................     55,700 $    36,705
    Inspur International, Ltd........................................     52,000      20,418
*   JD.com, Inc., ADR................................................    593,998  18,503,038
#*  Jiangnan Group, Ltd.............................................. 14,829,000     633,261
    Jiangsu Expressway Co., Ltd., Class H............................  4,316,000   5,734,012
    Jiangxi Copper Co., Ltd., Class H................................  5,058,000   5,921,545
    Jiayuan International Group, Ltd.................................  1,647,869     659,297
#   Jinchuan Group International Resources Co., Ltd..................  5,991,000     480,595
#   Jingrui Holdings, Ltd............................................  1,718,000     601,803
#*  JinkoSolar Holding Co., Ltd., ADR................................    250,783   3,621,307
    JNBY Design, Ltd.................................................    986,500   1,405,038
    Joy City Property, Ltd........................................... 10,706,000   1,172,902
    Ju Teng International Holdings, Ltd..............................  6,020,090   1,405,025
*   Jumei International Holding, Ltd., ADR...........................     87,600     180,456
#   Jutal Offshore Oil Services, Ltd.................................    196,000      16,947
    K Wah International Holdings, Ltd................................  3,256,064   1,779,337
*   Kai Yuan Holdings, Ltd........................................... 16,790,000      59,897
    Kaisa Group Holdings, Ltd........................................ 18,225,684   7,970,271
*   Kangda International Environmental Co., Ltd......................  3,066,000     297,016
#*  Kasen International Holdings, Ltd................................  3,300,000   2,041,434
    Kingboard Holdings, Ltd..........................................  5,159,166  13,748,671
    Kingboard Laminates Holdings, Ltd................................  8,483,484   7,766,491
    Kingdee International Software Group Co., Ltd....................  4,985,600   5,462,967
#*  Kingsoft Corp., Ltd..............................................  3,660,000   8,423,271
#*  Kong Sun Holdings, Ltd...........................................    575,000       5,567
#*  KuangChi Science, Ltd............................................  5,700,000     250,456
    Kunlun Energy Co., Ltd........................................... 20,392,000  18,979,569
    KWG Group Holdings, Ltd.......................................... 10,320,144  10,392,193
    KWG Property Holding, Ltd........................................    263,500     265,340
*   Labixiaoxin Snacks Group, Ltd....................................    471,000      19,944
    Lai Fung Holdings, Ltd...........................................    551,515     642,013
    Launch Tech Co., Ltd., Class H...................................     13,800       7,013
    Lee & Man Chemical Co., Ltd......................................    863,339     403,203
    Lee & Man Paper Manufacturing, Ltd...............................  9,941,200   5,527,951
    Lee's Pharmaceutical Holdings, Ltd...............................  1,641,000     876,700
    Legend Holdings Corp., Class H...................................    235,600     517,896
    Lenovo Group, Ltd................................................ 41,860,000  29,182,397
    Leoch International Technology, Ltd..............................  2,600,000     188,986
#*  Lexinfintech Holdings, Ltd., ADR.................................     36,903     418,480
    Li Ning Co., Ltd.................................................  4,687,583  15,894,746
#*  Lifestyle China Group, Ltd.......................................  2,108,000     620,900
#*  Lifetech Scientific Corp.........................................  8,740,000   1,480,586
#*  Link Motion, Inc., Sponsored ADR.................................    206,737      11,929
    Livzon Pharmaceutical Group, Inc., Class H.......................    659,617   1,926,301
    LK Technology Holdings, Ltd......................................    637,500      39,347
    Logan Property Holdings Co., Ltd.................................  9,676,000  14,736,356
    Longfor Group Holdings, Ltd......................................  7,546,500  31,319,097
*   LongiTech Smart Energy Holding, Ltd..............................    439,500      19,599
    Lonking Holdings, Ltd............................................ 15,831,000   4,388,106
#   Luye Pharma Group, Ltd...........................................  6,770,000   5,004,040
    LVGEM China Real Estate Investment Co., Ltd......................    348,000     125,197
#   Maanshan Iron & Steel Co., Ltd., Class H......................... 16,740,000   6,331,458
    Maoye International Holdings, Ltd................................  7,164,000     442,667
    Metallurgical Corp. of China, Ltd., Class H......................  6,038,000   1,278,238
    Min Xin Holdings, Ltd............................................    720,000     312,029
#*  Mingfa Group International Co., Ltd..............................  4,986,000      35,824
*   Mingyuan Medicare Development Co., Ltd...........................  4,480,000      24,641
#   Minmetals Land, Ltd..............................................  8,743,644   1,235,541
#*  Minsheng Education Group Co., Ltd................................    642,000     104,564

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
CHINA -- (Continued)
    Minth Group, Ltd.................................................  4,459,000 $ 15,772,280
#*  MMG, Ltd......................................................... 18,453,999    3,841,789
    MOBI Development Co., Ltd........................................    123,000       13,629
#   Modern Land China Co., Ltd.......................................  1,646,000      226,654
#   Momo, Inc., Sponsored ADR........................................    695,542   23,314,568
#   Nan Hai Corp., Ltd............................................... 35,000,000      464,240
*   Nature Home Holding Co., Ltd.....................................  1,301,000      223,864
    NetDragon Websoft Holdings, Ltd..................................    215,000      492,020
    NetEase, Inc., ADR...............................................    262,311   74,984,222
#*  New Century Healthcare Holding Co., Ltd..........................     58,000       19,834
    New China Life Insurance Co., Ltd., Class H......................  1,467,900    5,697,180
*   New Oriental Education & Technology Group, Inc., Sponsored ADR...    184,891   22,567,795
*   New World Department Store China, Ltd............................  2,929,538      463,460
    Nexteer Automotive Group, Ltd....................................  6,984,000    6,509,225
    Nine Dragons Paper Holdings, Ltd................................. 13,787,000   11,959,727
#*  Noah Holdings, Ltd., ADR.........................................     87,175    2,640,531
#*  North Mining Shares Co., Ltd..................................... 18,170,000       36,959
    NVC Lighting Holdings, Ltd.......................................  8,791,000    1,257,077
    O-Net Technologies Group, Ltd....................................  1,988,000    1,124,709
    Orient Securities Co., Ltd., Class H.............................    744,400      416,104
*   Ourgame International Holdings, Ltd..............................    242,000       20,551
    Overseas Chinese Town Asia Holdings, Ltd.........................  1,347,817      421,191
#*  Ozner Water International Holding, Ltd...........................  1,811,000      343,706
#   Pacific Online, Ltd..............................................  2,391,195      606,771
#*  Panda Green Energy Group, Ltd....................................  4,126,000      117,823
    Parkson Retail Group, Ltd........................................  7,287,500      585,289
    PAX Global Technology, Ltd.......................................  5,588,000    2,441,750
    People's Insurance Co. Group of China, Ltd. (The), Class H....... 12,788,000    5,385,961
    PetroChina Co., Ltd., ADR........................................    217,878   10,508,256
    PetroChina Co., Ltd., Class H.................................... 68,052,000   33,186,331
    Phoenix Media Investment Holdings, Ltd...........................  5,334,000      400,059
*   Phoenix New Media, Ltd., ADR.....................................     96,169      261,580
    PICC Property & Casualty Co., Ltd., Class H...................... 15,829,398   20,032,393
    Ping An Insurance Group Co. of China, Ltd., Class H.............. 17,442,500  201,317,504
    Poly Culture Group Corp., Ltd., Class H..........................    563,200      420,122
    Poly Property Group Co., Ltd..................................... 15,034,068    5,430,416
    Postal Savings Bank of China Co., Ltd., Class H..................  7,268,000    4,659,971
    Pou Sheng International Holdings, Ltd............................  9,639,609    3,639,209
    Powerlong Real Estate Holdings, Ltd.............................. 10,538,715    6,984,792
    Prosperity International Holdings HK, Ltd........................    638,000       12,560
#*  PW Medtech Group, Ltd............................................  4,465,000      705,223
*   Q Technology Group Co., Ltd......................................  2,209,000    2,928,611
    Qingdao Port International Co., Ltd., Class H....................  2,107,000    1,208,325
    Qingling Motors Co., Ltd., Class H...............................  3,798,000      919,959
    Qinhuangdao Port Co., Ltd., Class H..............................  1,912,500      356,307
#*  Qinqin Foodstuffs Group Cayman Co., Ltd..........................    328,724       93,912
    Qunxing Paper Holdings Co., Ltd..................................    854,211       41,206
*   Real Gold Mining, Ltd............................................    640,000       21,480
    Red Star Macalline Group Corp., Ltd., Class H....................  1,141,104      914,300
#   Redco Properties Group Ltd.......................................  5,988,000    3,864,641
*   Regal International Airport Group Co., Ltd., Class H.............    734,000      484,000
*   Renren, Inc., ADR................................................      2,700        2,106
*   REXLot Holdings, Ltd.............................................  3,197,569        6,447
    Road King Infrastructure, Ltd....................................  2,082,000    3,808,829
    Ronshine China Holdings, Ltd.....................................  1,843,000    2,057,406
    Sany Heavy Equipment International Holdings Co., Ltd.............  6,006,500    3,149,487
    Seaspan Corp.....................................................    403,316    4,371,945
*   Secoo Holding, Ltd., ADR.........................................      1,736       10,433
#*  Semiconductor Manufacturing International Corp................... 13,141,696   16,693,206

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
*   Semiconductor Manufacturing International Corp., ADR.............      2,402 $    15,013
    Shandong Chenming Paper Holdings, Ltd., Class H..................  3,145,533   1,310,155
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H.........  8,164,000   9,372,604
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H................  1,229,200     573,354
    Shanghai Electric Group Co., Ltd., Class H.......................  7,962,000   2,435,392
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H...........  1,666,000   4,702,054
*   Shanghai Fudan Microelectronics Group Co., Ltd., Class H.........     44,000      33,328
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H..  1,537,000   1,101,545
    Shanghai Haohai Biological Technology Co., Ltd., Class H.........     82,900     478,327
    Shanghai Industrial Holdings, Ltd................................  3,502,000   6,518,871
    Shanghai Industrial Urban Development Group, Ltd................. 16,233,025   2,025,663
    Shanghai Jin Jiang Capital Co., Ltd., Class H....................  9,926,000   1,479,494
    Shanghai La Chapelle Fashion Co., Ltd., Class H..................     42,200       8,006
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............  2,988,300   5,399,611
    Shanghai Prime Machinery Co., Ltd., Class H......................  5,126,000     516,233
*   Shanghai Zendai Property, Ltd.................................... 10,965,000      88,279
    Shengjing Bank Co., Ltd., Class H................................    686,500     462,381
    Shenguan Holdings Group, Ltd.....................................  6,774,000     255,214
    Shenzhen Expressway Co., Ltd., Class H...........................  3,806,000   5,094,326
    Shenzhen International Holdings, Ltd.............................  7,142,328  14,520,574
    Shenzhen Investment, Ltd......................................... 24,551,327   9,663,268
    Shenzhou International Group Holdings, Ltd.......................  2,297,000  31,741,435
    Shenzhou Space Park Group LT.....................................  3,080,000      82,951
    Shimao Property Holdings, Ltd....................................  9,967,183  33,390,889
    Shougang Concord International Enterprises Co., Ltd.............. 54,758,200   2,580,402
    Shougang Fushan Resources Group, Ltd............................. 17,544,461   3,620,265
    Shui On Land, Ltd................................................ 31,467,276   6,332,569
#*  Shunfeng International Clean Energy, Ltd......................... 11,502,000     288,487
    Sichuan Expressway Co., Ltd., Class H............................  4,518,000   1,318,428
    Sihuan Pharmaceutical Holdings Group, Ltd........................ 22,383,000   2,932,617
#*  Silver Grant International Holdings Group, Ltd...................  7,334,000   1,186,951
*   SINA Corp........................................................    177,191   7,016,764
    Sino Biopharmaceutical, Ltd...................................... 27,264,997  40,594,638
#   Sinofert Holdings, Ltd........................................... 14,824,673   1,511,074
*   Sino-I Technology, Ltd...........................................  5,320,000      41,420
*   Sinolink Worldwide Holdings, Ltd................................. 10,943,492     689,024
    Sino-Ocean Group Holding, Ltd.................................... 22,685,462   8,340,336
    Sinopec Engineering Group Co., Ltd., Class H.....................  7,027,500   4,014,504
    Sinopec Kantons Holdings, Ltd....................................  6,714,000   2,737,054
#*  Sinopec Oilfield Service Corp., Class H..........................    714,000      76,393
#   Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR..........     31,247     853,967
    Sinopec Shanghai Petrochemical Co., Ltd., Class H................ 16,637,000   4,594,960
    Sinopharm Group Co., Ltd., Class H...............................  4,731,200  16,943,601
#   Sinosoft Technology Group, Ltd...................................  5,071,400   1,046,078
    Sinotrans, Ltd., Class H......................................... 15,630,000   4,595,606
    Sinotruk Hong Kong, Ltd..........................................  4,888,000   7,386,100
    Skyfame Realty Holdings, Ltd..................................... 17,536,000   2,459,903
    Skyworth Group, Ltd.............................................. 13,534,811   3,497,555
#*  SMI Holdings Group, Ltd..........................................  4,754,398     303,371
    SOHO China, Ltd.................................................. 16,236,339   5,540,512
*   Sohu.com, Ltd., ADR..............................................    110,251   1,130,073
#*  Sparkle Roll Group, Ltd..........................................  9,328,000     297,435
    Springland International Holdings, Ltd...........................  3,574,000     643,105
*   SPT Energy Group, Inc............................................  3,130,000     247,105
*   SRE Group, Ltd................................................... 18,349,714     144,766
    SSY Group, Ltd................................................... 14,710,506  12,268,428
#*  Starrise Media Holdings, Ltd.....................................  1,702,000     274,298
    Suchuang Gas Corp., Ltd..........................................    302,000      77,190
    Sun Art Retail Group, Ltd........................................ 11,848,000  12,089,606

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
CHINA -- (Continued)
#   Sun King Power Electronics Group.................................  2,370,000 $    329,691
    Sunac China Holdings, Ltd........................................ 12,410,000   56,289,126
    Sunny Optical Technology Group Co., Ltd..........................  3,119,000   50,134,431
#*  Sunshine 100 China Holdings, Ltd.................................    244,000       43,557
*   Superb Summit International Group, Ltd...........................     95,000        3,319
#   Symphony Holdings, Ltd...........................................  5,920,000      717,195
*   TAL Education Group, ADR.........................................    667,337   28,568,697
#*  Tarena International, Inc., ADR..................................    146,064      113,360
*   Taung Gold International, Ltd.................................... 41,080,000      199,236
    TCL Electronics Holdings, Ltd....................................  3,978,932    1,885,806
*   Tech Pro Technology Development, Ltd............................. 37,652,000       61,504
*   Technovator International, Ltd...................................  1,724,000      140,712
    Ten Pao Group Holdings, Ltd......................................     60,000        7,048
    Tencent Holdings, Ltd............................................ 11,743,400  476,346,515
#   Tenfu Cayman Holdings Co., Ltd...................................    101,000       75,393
#*  Tenwow International Holdings, Ltd...............................  2,865,000       26,069
    Texhong Textile Group, Ltd.......................................  2,383,500    2,408,022
    Tian An China Investment Co., Ltd................................  1,162,357      562,594
*   Tian Ge Interactive Holdings, Ltd................................  1,374,000      367,896
    Tian Shan Development Holding, Ltd...............................  1,496,000      368,349
#   Tiangong International Co., Ltd..................................  3,700,000    1,321,205
#   Tianjin Capital Environmental Protection Group Co., Ltd.,
      Class H........................................................  1,602,000      577,586
    Tianjin Development Holdings, Ltd................................  2,445,800      705,768
    Tianjin Port Development Holdings, Ltd........................... 13,701,200    1,256,289
#   Tianneng Power International, Ltd................................  6,583,952    4,300,757
    Tianyun International Holdings, Ltd..............................  1,450,000      178,943
#*  Tibet Water Resources, Ltd.......................................  6,597,000    1,082,202
    Tingyi Cayman Islands Holding Corp............................... 10,016,000   13,324,242
#   Tomson Group, Ltd................................................  2,193,780      523,999
#   Tong Ren Tang Technologies Co., Ltd., Class H....................  3,177,000    3,163,027
#   Tongda Group Holdings, Ltd....................................... 29,380,000    2,391,167
    Tonly Electronics Holdings, Ltd..................................    438,080      328,291
#   Top Spring International Holdings, Ltd...........................    397,500       81,506
#*  Tou Rong Chang Fu Group, Ltd.....................................  5,680,000       64,151
    Towngas China Co., Ltd...........................................  5,440,351    4,193,838
    TPV Technology, Ltd..............................................  6,024,578    2,947,110
    TravelSky Technology, Ltd., Class H..............................  3,350,938    7,638,312
    Trigiant Group, Ltd..............................................  4,146,000      723,150
    Trip.com Group Ltd...............................................    741,064   24,447,701
    Trony Solar Holdings Co., Ltd....................................  2,133,000            0
#*  Truly International Holdings, Ltd................................  9,951,000    1,289,281
    Tsaker Chemical Group, Ltd.......................................    220,500       46,049
    Tsingtao Brewery Co., Ltd., Class H..............................    798,000    4,624,420
*   Tuniu Corp., Sponsored ADR.......................................     60,275      180,825
    Uni-President China Holdings, Ltd................................  6,992,308    7,222,573
*   United Energy Group, Ltd......................................... 31,131,100    6,302,070
#*  V1 Group, Ltd.................................................... 13,654,600      356,883
    Vinda International Holdings, Ltd................................    482,000      908,521
*   Vipshop Holdings, Ltd., ADR......................................  1,699,752   19,615,138
    Wanguo International Mining Group, Ltd...........................    284,000       69,552
    Want Want China Holdings, Ltd.................................... 27,604,000   23,253,852
    Wasion Holdings, Ltd.............................................  3,788,000    1,876,574
#*  Weibo Corp., Sponsored ADR.......................................    212,198   10,438,020
    Weichai Power Co., Ltd., Class H................................. 11,137,120   17,530,038
    Weiqiao Textile Co., Class H.....................................  2,809,500      740,436
    West China Cement, Ltd........................................... 24,274,000    3,889,524
#   Wisdom Education International Holdings Co., Ltd.................    754,000      323,227
    Wison Engineering Services Co., Ltd..............................    397,000       45,505
    Xiabuxiabu Catering Management China Holdings Co., Ltd...........  2,123,000    2,831,944

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
CHINA -- (Continued)
    Xiamen International Port Co., Ltd., Class H.....................  7,153,338 $    1,002,929
    Xingda International Holdings, Ltd...............................  7,488,796      2,087,062
    Xingfa Aluminium Holdings, Ltd...................................    348,000        359,608
    Xinhua Winshare Publishing and Media Co., Ltd., Class H..........  1,896,000      1,346,403
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H........  3,277,784      3,909,107
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H...............    760,000         47,933
*   Xinming China Holdings, Ltd......................................    216,000         31,100
#   Xinyi Solar Holdings, Ltd........................................ 24,707,573     13,960,669
    Xinyuan Real Estate Co., Ltd., ADR...............................     61,772        226,086
    Xtep International Holdings, Ltd.................................  5,453,148      3,166,149
#*  Xunlei, Ltd., ADR................................................     82,053        449,650
#   Yadea Group Holdings, Ltd........................................  3,284,000        711,813
*   Yanchang Petroleum International, Ltd............................ 21,950,000        145,396
#   Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., Class H...  1,150,500      1,807,707
    Yanzhou Coal Mining Co., Ltd., Class H........................... 11,854,000     12,026,740
#   Yashili International Holdings, Ltd..............................  3,046,000        331,048
#   YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H.........    624,400      3,829,946
*   Yida China Holdings, Ltd.........................................    612,000        156,307
    Yihai International Holding, Ltd.................................  1,624,000     11,044,403
    Yip's Chemical Holdings, Ltd.....................................  1,348,000        400,197
#*  Yiren Digital, Ltd., ADR.........................................    146,597        948,483
#*  Youyuan International Holdings, Ltd..............................  4,273,760        141,805
*   YuanShengTai Dairy Farm, Ltd.....................................  1,324,000         52,243
    Yuexiu Property Co., Ltd......................................... 57,825,784     12,736,845
    Yuexiu Transport Infrastructure, Ltd.............................  3,911,415      3,610,871
    Yum China Holdings, Inc..........................................  1,158,333     49,229,153
    Yunnan Water Investment Co., Ltd., Class H.......................    932,000        206,730
    Yuzhou Properties Co., Ltd....................................... 17,802,848      7,520,311
#*  YY, Inc., ADR....................................................    208,937     11,875,979
    Zhaojin Mining Industry Co., Ltd., Class H.......................  4,859,666      5,434,940
    Zhejiang Expressway Co., Ltd., Class H...........................  6,620,000      5,420,915
    Zhengzhou Coal Mining Machinery Group Co., Ltd.,
      Class H........................................................  1,349,600        680,711
#*  Zhong An Group, Ltd.............................................. 12,460,888        374,713
    Zhongsheng Group Holdings, Ltd...................................  4,855,500     16,097,031
#   Zhongyu Gas Holdings, Ltd........................................  1,544,550      1,496,353
#   Zhou Hei Ya International Holdings Co., Ltd......................  2,579,500      1,297,434
#*  Zhuguang Holdings Group Co., Ltd.................................    822,000        112,205
    Zhuhai Holdings Investment Group, Ltd............................  1,056,000        131,832
    Zhuzhou CRRC Times Electric Co., Ltd., Class H...................  1,396,550      5,181,992
    Zijin Mining Group Co., Ltd., Class H............................ 29,136,000     10,092,409
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
      Class H........................................................  7,909,200      5,806,116
*   ZTE Corp., Class H...............................................  1,060,192      2,957,823
    ZTO Express Cayman, Inc., ADR....................................    318,268      7,001,896
                                                                                 --------------
TOTAL CHINA..........................................................             4,877,489,924
                                                                                 --------------
COLOMBIA -- (0.4%)
    Almacenes Exito SA...............................................  1,875,382      9,931,757
    Banco de Bogota SA...............................................     91,137      2,346,373
#   Bancolombia SA, Sponsored ADR....................................    396,960     20,594,285
    Bancolombia SA...................................................    815,179      9,912,384
    Bolsa de Valores de Colombia.....................................     20,739         66,267
    Celsia SA ESP....................................................  1,299,891      1,672,937
    Cementos Argos SA................................................  1,874,943      4,232,490
*   CEMEX Latam Holdings SA..........................................  1,149,412      1,547,285
*   Constructora Conconcreto SA......................................     19,345          2,404
*   Corp. Financiera Colombiana SA...................................    295,166      2,541,222
#   Ecopetrol SA, Sponsored ADR......................................    383,028      6,990,261
    Ecopetrol SA..................................................... 21,604,701     19,431,447
*   Empresa de Telecomunicaciones de Bogota..........................  2,559,373        181,730

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
COLOMBIA -- (Continued)
    Grupo Argos SA...................................................   396,333 $  2,145,826
    Grupo Aval Acciones y Valores SA, ADR............................   188,466    1,535,998
    Grupo de Inversiones Suramericana SA.............................   552,672    5,592,125
*   Grupo Energia Bogota SA ESP...................................... 4,066,637    2,616,845
    Grupo Nutresa SA.................................................   471,389    3,575,862
    Interconexion Electrica SA ESP................................... 2,504,033   14,446,344
    Mineros SA.......................................................    30,411       30,186
    Promigas SA ESP..................................................    27,701       65,482
                                                                                ------------
TOTAL COLOMBIA.......................................................            109,459,510
                                                                                ------------
CZECH REPUBLIC -- (0.1%)
    CEZ A.S.......................................................... 1,022,164   23,316,006
    Komercni banka A.S...............................................   191,995    6,488,843
    Moneta Money Bank A.S............................................ 2,881,502    9,566,933
    O2 Czech Republic A.S............................................   379,948    3,584,317
    Philip Morris CR A.S.............................................     3,783    2,257,908
                                                                                ------------
TOTAL CZECH REPUBLIC.................................................             45,214,007
                                                                                ------------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR.................. 3,828,381   18,910,935
    Commercial International Bank Egypt S.A.E., GDR..................   432,889    2,138,472
    Egyptian Financial Group-Hermes Holding Co., GDR.................    72,912      167,697
    Egyptian Financial Group-Hermes Holding Co., GDR.................    18,996       43,689
                                                                                ------------
TOTAL EGYPT..........................................................             21,260,793
                                                                                ------------
GREECE -- (0.3%)
    Aegean Airlines SA...............................................   204,088    1,863,844
*   Alpha Bank AE....................................................   530,025    1,130,962
    Athens Water Supply & Sewage Co. SA..............................   121,179    1,073,612
*   Attica Bank SA...................................................    38,927       19,500
    AUTOHELLAS SA....................................................    11,683       90,119
    Bank of Greece...................................................     3,023       47,546
*   Ellaktor SA......................................................   518,178    1,063,702
*   Eurobank Ergasias SA.............................................   668,694      677,875
*   FF Group.........................................................   156,853      356,056
    Fourlis Holdings SA..............................................   192,550    1,160,117
*   GEK Terna Holding Real Estate Construction SA....................   288,834    2,189,551
    Hellenic Exchanges--Athens Stock Exchange SA.....................   389,181    1,952,654
    Hellenic Petroleum SA............................................   487,671    4,635,573
    Hellenic Telecommunications Organization SA...................... 1,054,511   15,993,127
    Holding Co. ADMIE IPTO SA........................................   620,938    1,478,995
*   Intracom Holdings SA.............................................   250,949      263,401
*   Intralot SA-Integrated Lottery Systems & Services................   726,755      358,600
    JUMBO SA.........................................................   475,333    9,260,626
*   LAMDA Development SA.............................................   115,604      920,335
*   Marfin Investment Group Holdings SA.............................. 6,518,171      776,747
    Motor Oil Hellas Corinth Refineries SA...........................   287,114    7,100,959
    Mytilineos SA....................................................   317,358    3,478,030
*   National Bank of Greece SA.......................................   290,542      985,344
    OPAP SA..........................................................   745,570    8,108,372
*   Piraeus Bank SA..................................................   527,233    1,838,899
    Piraeus Port Authority SA........................................    25,605      655,954
*   Public Power Corp. SA............................................   525,419    1,857,992
    Sarantis SA......................................................    25,496      225,372
    Terna Energy SA..................................................   184,185    1,501,732
*   Titan Cement International SA....................................   244,035    5,144,541
                                                                                ------------
TOTAL GREECE.........................................................             76,210,137
                                                                                ------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
HONG KONG -- (0.0%)
*   Leyou Technologies Holdings, Ltd.................................  7,645,000 $  2,529,869
HUNGARY -- (0.4%)
    CIG Pannonia Life Insurance P.L.C., Class A......................     71,774       44,073
    Magyar Telekom Telecommunications P.L.C..........................  4,517,212    6,734,062
    Magyar Telekom Telecommunications P.L.C., Sponsored ADR..........     36,206      275,437
    MOL Hungarian Oil & Gas P.L.C....................................  4,416,158   43,672,500
    OTP Bank P.L.C...................................................  1,102,470   50,842,539
    Richter Gedeon Nyrt..............................................    672,649   12,469,151
                                                                                 ------------
TOTAL HUNGARY........................................................             114,037,762
                                                                                 ------------
INDIA -- (12.2%)
*   3M India, Ltd....................................................      8,720    2,768,120
*   5Paisa Capital, Ltd..............................................     18,325       43,356
    Aarti Drugs, Ltd.................................................     38,487      291,336
    Aarti Industries, Ltd............................................    542,556    6,725,388
*   Aarti Surfactants, Ltd...........................................     27,128       81,274
    ABB India, Ltd...................................................    122,480    2,500,665
    Abbott India, Ltd................................................      9,321    1,538,619
    ACC, Ltd.........................................................    326,816    7,243,300
*   Accelya Kale Solutions, Ltd......................................      3,197       42,612
    Action Construction Equipment, Ltd...............................    165,096      190,633
    Adani Enterprises, Ltd...........................................  2,576,442    7,155,298
    Adani Gas, Ltd...................................................  2,599,564    5,379,895
*   Adani Green Energy, Ltd..........................................  2,028,508    2,556,819
    Adani Ports & Special Economic Zone, Ltd.........................  4,669,935   26,029,406
*   Adani Power, Ltd................................................. 11,143,027   10,351,397
*   Adani Transmissions, Ltd.........................................  1,864,458    7,246,152
*   Aditya Birla Capital, Ltd........................................  2,219,613    2,569,614
*   Aditya Birla Fashion and Retail, Ltd.............................  2,095,885    6,289,417
    Advanced Enzyme Technologies, Ltd................................     70,877      185,418
    Aegis Logistics, Ltd.............................................    723,466    1,751,195
    Agro Tech Foods, Ltd.............................................     51,860      469,189
    Ahluwalia Contracts India, Ltd...................................     25,428      108,286
    AIA Engineering, Ltd.............................................    225,693    5,464,259
    Ajanta Pharma, Ltd...............................................    382,248    5,653,736
    Akzo Nobel India, Ltd............................................     90,488    2,686,424
    Alembic Pharmaceuticals, Ltd.....................................    530,410    4,111,910
    Alembic, Ltd.....................................................  1,003,056      735,276
    Alkyl Amines Chemicals...........................................      6,717       84,606
*   Allahabad Bank...................................................  4,209,398    1,568,424
    Allcargo Logistics, Ltd..........................................    670,750      981,448
    Amara Raja Batteries, Ltd........................................    633,280    6,107,312
    Ambuja Cements, Ltd..............................................  2,308,654    6,601,252
    Amrutanjan Health Care, Ltd......................................      2,101       12,696
*   Amtek Auto, Ltd..................................................    876,612       12,746
    Anant Raj, Ltd...................................................  1,160,781      520,581
*   Andhra Bank......................................................  3,169,898      788,136
    Andhra Sugars, Ltd. (The)........................................      6,071       22,951
*   Anveshan Heavy Engineering, Ltd..................................     63,184      432,012
    Apar Industries, Ltd.............................................    135,145    1,013,406
    APL Apollo Tubes, Ltd............................................     61,073    1,253,111
    Apollo Hospitals Enterprise, Ltd.................................    436,559    9,148,036
    Apollo Tyres, Ltd................................................  3,695,893    9,895,155
*   Arvind Fashions, Ltd.............................................    341,192    2,177,133
    Arvind, Ltd......................................................  1,874,198    1,334,131
    Asahi India Glass, Ltd...........................................    388,763    1,145,519
    Ashiana Housing, Ltd.............................................    122,201      164,813
    Ashok Leyland, Ltd............................................... 12,195,721   13,190,070

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
*   Ashoka Buildcon, Ltd.............................................    818,176 $ 1,190,820
    Asian Paints, Ltd................................................  1,411,925  35,978,850
    Astra Microwave Products, Ltd....................................     90,438     100,910
    Astral Polytechnik, Ltd..........................................    237,559   3,733,990
    AstraZeneca Pharma India, Ltd....................................      4,481     170,030
    Atul, Ltd........................................................    111,614   6,748,872
    Aurobindo Pharma, Ltd............................................  2,548,529  16,879,376
    Automotive Axles, Ltd............................................     55,913     759,579
    Avanti Feeds, Ltd................................................    243,671   1,554,270
    Axis Bank, Ltd...................................................  4,382,761  45,148,327
    Axis Bank, Ltd., GDR.............................................        583      30,258
    Bajaj Auto, Ltd..................................................    474,103  21,655,990
*   Bajaj Consumet Care, Ltd.........................................    577,987   2,046,955
    Bajaj Electricals, Ltd...........................................    377,678   2,016,646
    Bajaj Finance, Ltd...............................................    673,807  38,223,909
    Bajaj Finserv, Ltd...............................................    166,745  19,100,482
*   Bajaj Hindusthan Sugar, Ltd......................................  4,746,193     418,333
    Bajaj Holdings & Investment, Ltd.................................    194,689  10,008,124
    Balaji Amines, Ltd...............................................    104,011     476,916
    Balkrishna Industries, Ltd.......................................    701,804   8,750,667
    Balmer Lawrie & Co., Ltd.........................................    450,091   1,253,628
    Balrampur Chini Mills, Ltd.......................................  1,914,327   4,393,564
    Banco Products India, Ltd........................................    104,639     172,001
    Bandhan Bank, Ltd................................................    781,714   6,745,848
*   Bank of Baroda...................................................  4,794,312   6,564,640
*   Bank of Maharashtra..............................................  1,404,196     234,150
    Bannari Amman Sugars, Ltd........................................      3,050      50,243
    BASF India, Ltd..................................................     56,095     796,683
    Bata India, Ltd..................................................    262,044   6,663,687
    Bayer CropScience, Ltd...........................................      4,225     216,154
    BEML, Ltd........................................................    168,659   2,446,298
    Berger Paints India, Ltd.........................................  1,813,628  13,249,700
    Bhansali Engineering Polymers, Ltd...............................    871,714     670,837
    BHARAT DYNAMICS LTD..............................................      2,237      10,359
    Bharat Electronics, Ltd..........................................  3,735,261   6,214,833
    Bharat Forge, Ltd................................................  1,925,232  12,237,310
    Bharat Heavy Electricals, Ltd....................................  6,135,772   4,894,305
    Bharat Petroleum Corp., Ltd......................................  3,197,774  23,640,058
    Bharat Rasayan, Ltd..............................................      3,791     306,662
    Bharti Airtel, Ltd............................................... 14,518,240  76,338,735
    Bharti Infratel, Ltd.............................................  1,814,623   4,856,153
    Biocon, Ltd......................................................    964,674   3,333,008
    Birla Corp., Ltd.................................................    168,566   1,352,626
*   Birlasoft, Ltd...................................................  1,995,890   1,883,232
    Bliss Gvs Pharma, Ltd............................................    667,531   1,287,709
    BLS International Services, Ltd..................................    169,057     179,438
    Blue Dart Express, Ltd...........................................     39,281   1,318,124
    Blue Star, Ltd...................................................    300,894   3,572,948
    Bodal Chemicals, Ltd.............................................    819,591     881,786
    Bombay Dyeing & Manufacturing Co., Ltd...........................    614,471     705,294
*   Borosil Glass Works, Ltd.........................................     41,997     104,164
    Bosch, Ltd.......................................................     17,882   3,844,940
    Brigade Enterprises, Ltd.........................................    562,221   1,634,454
    Britannia Industries, Ltd........................................    271,134  12,508,903
    BSE, Ltd.........................................................     49,666     389,608
    Cadila Healthcare, Ltd...........................................  1,597,176   5,661,260
    Can Fin Homes, Ltd...............................................    693,895   3,850,851
*   Canara Bank......................................................  1,775,098   5,065,755
    Capacit'e Infraprojects, Ltd.....................................     76,425     228,221

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    Caplin Point Laboratories, Ltd...................................   211,963 $ 1,289,518
    Carborundum Universal, Ltd.......................................   438,661   1,984,437
    Care Ratings, Ltd................................................   198,382   1,495,019
    Castrol India, Ltd............................................... 2,091,193   4,451,774
    CCL Products India, Ltd..........................................   651,307   1,898,813
    Ceat, Ltd........................................................   311,187   4,451,186
    Central Depository Services India, Ltd...........................    57,851     190,457
    Century Plyboards India, Ltd.....................................   959,481   2,196,977
    Century Textiles & Industries, Ltd...............................   347,348   2,068,539
    Cera Sanitaryware, Ltd...........................................    34,646   1,317,835
    CESC, Ltd........................................................   669,478   7,525,290
*   CG Power and Industrial Solutions, Ltd........................... 4,743,856     968,468
    Chambal Fertilizers & Chemicals, Ltd............................. 1,986,034   4,768,182
*   Chennai Petroleum Corp., Ltd.....................................   473,126   1,053,017
    Chennai Super Kings Cricket, Ltd................................. 2,606,099      15,502
    Cholamandalam Investment and Finance Co., Ltd.................... 2,002,316   8,599,714
*   Cigniti Technologies, Ltd........................................     8,421      35,279
    Cipla, Ltd....................................................... 1,741,409  11,582,792
    City Union Bank, Ltd............................................. 1,910,457   5,709,246
    Coal India, Ltd.................................................. 3,050,359   8,941,088
    Cochin Shipyard, Ltd.............................................    44,300     243,934
*   Coffee Day Enterprises, Ltd......................................   227,184      97,711
    Colgate-Palmolive India, Ltd.....................................   586,812  12,806,164
    Container Corp. Of India, Ltd....................................   784,156   6,494,374
    Coromandel International, Ltd....................................   976,023   6,551,099
*   Corp. Bank....................................................... 1,826,034     417,972
*   Cox & Kings Financial Service, Ltd...............................   316,299       2,457
    Cox & Kings, Ltd.................................................   983,193      24,223
    CRISIL, Ltd......................................................   115,868   2,388,933
    Crompton Greaves Consumer Electricals, Ltd....................... 4,121,569  14,804,975
    Cummins India, Ltd...............................................   328,292   2,509,779
    Cyient, Ltd......................................................   322,814   1,854,316
    Dabur India, Ltd................................................. 2,185,378  14,219,458
    DB Corp., Ltd....................................................   329,413     672,903
    DCB Bank, Ltd.................................................... 2,567,131   6,523,388
    DCM Shriram, Ltd.................................................   429,753   2,227,206
    Deepak Fertilisers & Petrochemicals Corp., Ltd...................   392,284     587,680
    Deepak Nitrite, Ltd..............................................   241,579   1,162,943
    Delta Corp., Ltd.................................................   849,325   2,492,620
*   Dewan Housing Finance Corp., Ltd................................. 1,611,071     394,727
    DFM Foods, Ltd...................................................    28,187      98,388
    Dhampur Sugar Mills, Ltd.........................................   286,159     866,785
    Dhanuka Agritech, Ltd............................................    93,014     399,705
    Dilip Buildcon, Ltd..............................................   318,464   1,944,378
    Dish TV India, Ltd............................................... 6,231,116   1,104,573
    Dishman Carbogen Amcis, Ltd......................................   734,417   1,240,744
    Divi's Laboratories, Ltd.........................................   486,629  11,989,615
    Dixon Technologies India, Ltd....................................     2,096      88,623
    DLF, Ltd......................................................... 3,283,504   8,491,847
    Dr Lal PathLabs, Ltd.............................................    97,479   2,112,058
    Dr Reddy's Laboratories, Ltd., ADR...............................   336,987  13,193,041
    Dr Reddy's Laboratories, Ltd.....................................   333,379  13,111,589
    Dredging Corp. of India, Ltd.....................................     2,235      11,234
*   Dynamatic Technologies, Ltd......................................     7,283     121,055
    eClerx Services, Ltd.............................................   181,875   1,150,437
    Edelweiss Financial Services, Ltd................................ 3,384,019   4,396,774
    Eicher Motors, Ltd...............................................    60,529  19,268,887
    EID Parry India, Ltd.............................................   779,645   1,893,947
    EIH Associated Hotels............................................     1,507       6,856

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    EIH, Ltd.........................................................  1,049,463 $ 2,471,276
    Electrosteel Castings, Ltd.......................................    894,511     169,435
    Elgi Equipments, Ltd.............................................    119,334     463,941
    Emami, Ltd.......................................................    824,232   3,798,047
    Endurance Technologies, Ltd......................................     38,268     590,065
    Engineers India, Ltd.............................................  1,820,222   3,093,593
    Entertainment Network India, Ltd.................................     47,731     176,015
*   Eris Lifesciences, Ltd...........................................     17,003     103,635
    Escorts, Ltd.....................................................    896,696   8,318,638
    Essel Propack, Ltd...............................................    256,742     406,351
*   Eveready Industries India, Ltd...................................     54,413      43,823
    Excel Crop Care, Ltd.............................................      2,462     110,874
    Excel Industries, Ltd............................................      6,518      87,941
    Exide Industries, Ltd............................................  2,083,929   5,653,364
*   FDC, Ltd.........................................................    461,381   1,169,729
    Federal Bank, Ltd................................................ 13,118,340  15,485,852
*   Federal-Mogul Goetze India, Ltd..................................     49,416     383,928
    Finolex Cables, Ltd..............................................    597,121   3,247,225
    Finolex Industries, Ltd..........................................    488,416   4,185,998
    Firstsource Solutions, Ltd.......................................  2,917,420   2,016,715
*   Fortis Healthcare, Ltd...........................................  1,063,573   2,215,580
*   Future Enterprises, Ltd..........................................  1,933,513     682,691
    Future Lifestyle Fashions, Ltd...................................     58,028     335,545
*   Future Retail, Ltd...............................................    807,317   4,330,498
    Gabriel India, Ltd...............................................    882,103   1,533,073
    GAIL India, Ltd..................................................  9,285,447  18,043,607
    Galaxy Surfactants, Ltd..........................................        685      14,833
    Garware Technical Fibres, Ltd....................................     59,046     979,222
    Gateway Distriparks, Ltd.........................................    750,979     990,268
    Gati, Ltd........................................................    173,547     146,801
*   Gayatri Projects, Ltd............................................    190,466     346,972
    GE Power India, Ltd..............................................     84,134     888,652
    GE T&D India, Ltd................................................    152,570     442,732
    General Insurance Corp. of India.................................     22,374      98,281
*   GFL, Ltd.........................................................    266,329     314,653
    GHCL, Ltd........................................................    427,748   1,299,985
    GIC Housing Finance, Ltd.........................................    250,117     628,674
    Gillette India, Ltd..............................................     27,507   3,115,122
    GlaxoSmithKline Consumer Healthcare, Ltd.........................     46,331   6,028,776
    GlaxoSmithKline Pharmaceuticals, Ltd.............................     47,920   1,126,479
    Glenmark Pharmaceuticals, Ltd....................................  1,067,896   4,753,219
*   GMR Infrastructure, Ltd.......................................... 13,976,998   4,106,462
    GOCL Corp., Ltd..................................................     29,857     114,862
    Godfrey Phillips India, Ltd......................................    143,120   2,227,596
    Godrej Agrovet, Ltd..............................................      6,017      43,242
    Godrej Consumer Products, Ltd....................................  1,653,463  17,207,609
    Godrej Industries, Ltd...........................................    303,852   1,777,791
*   Godrej Properties, Ltd...........................................    273,566   3,839,392
    Granules India, Ltd..............................................  1,241,717   2,185,663
    Graphite India, Ltd..............................................    284,329   1,142,867
    Grasim Industries, Ltd...........................................  1,172,395  12,722,444
    Great Eastern Shipping Co., Ltd. (The)...........................    541,931   2,287,089
    Greaves Cotton, Ltd..............................................  1,150,901   2,261,974
*   Greenpanel Industries, Ltd.......................................    304,107     127,982
    Greenply Industries, Ltd.........................................    316,384     713,596
    Grindwell Norton, Ltd............................................     58,381     501,029
*   GTL Infrastructure, Ltd..........................................  3,127,799      19,689
    Gujarat Alkalies & Chemicals, Ltd................................    273,697   1,797,624
    Gujarat Ambuja Exports, Ltd......................................    261,074     530,738

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
*   Gujarat Fluorochemicals, Ltd.....................................    266,329 $  2,485,731
    Gujarat Gas, Ltd.................................................  1,267,645    3,502,286
    Gujarat Industries Power Co., Ltd................................    230,702      234,148
    Gujarat Mineral Development Corp., Ltd...........................    954,390      852,332
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............    616,618    1,893,512
    Gujarat Pipavav Port, Ltd........................................  1,452,353    1,766,142
    Gujarat State Fertilizers & Chemicals, Ltd.......................    886,282    1,001,918
    Gujarat State Petronet, Ltd......................................  1,593,460    4,712,965
    Gulf Oil Lubricants India, Ltd...................................    124,557    1,546,207
*   GVK Power & Infrastructure, Ltd..................................  4,900,817      320,295
    Hatsun Agro Products, Ltd........................................     67,784      578,158
    Hatsun Agro Products, Ltd........................................      2,757       17,366
    Havells India, Ltd...............................................  1,508,257   14,668,774
    HBL Power Systems, Ltd...........................................    313,844       74,884
    HCL Technologies, Ltd............................................  3,553,227   57,924,492
    HDFC Bank Ltd....................................................  5,989,118  103,739,618
    HDFC Life Insurance Co., Ltd.....................................    365,727    3,222,716
*   HealthCare Global Enterprises, Ltd...............................     12,428       20,547
    HEG, Ltd.........................................................     78,554    1,093,064
    HeidelbergCement India, Ltd......................................  1,121,415    2,964,620
*   Hemisphere Properties India, Ltd.................................    709,341    1,668,126
    Heritage Foods, Ltd..............................................    110,117      464,755
    Hero MotoCorp, Ltd...............................................    404,200   15,424,700
    Hester Biosciences, Ltd..........................................      4,356      101,932
    Hexaware Technologies, Ltd.......................................  1,597,153    7,496,575
    HFCL, Ltd........................................................  8,827,474    2,205,944
    Hikal, Ltd.......................................................    351,344      592,172
    HIL, Ltd.........................................................     10,997      177,359
    Himadri Speciality Chemical, Ltd.................................    939,511      998,869
    Himatsingka Seide, Ltd...........................................    398,183      863,951
    Hindalco Industries, Ltd.........................................  6,540,795   17,249,044
    Hinduja Global Solutions, Ltd....................................     65,465      532,664
*   Hindustan Construction Co., Ltd..................................    208,061       29,405
*   Hindustan Oil Exploration Co., Ltd...............................    182,798      258,421
    Hindustan Petroleum Corp., Ltd...................................  3,152,502   14,315,885
    Hindustan Unilever, Ltd..........................................  2,140,531   65,763,066
    Honda SIEL Power Products, Ltd...................................      9,298      153,872
    Honeywell Automation India, Ltd..................................      8,512    3,359,825
*   Hotel Leela Venture, Ltd.........................................     60,676        6,730
*   Housing Development & Infrastructure, Ltd........................  4,338,411      106,783
    Housing Development Finance Corp., Ltd...........................  3,498,747  105,255,759
    HT Media, Ltd....................................................    522,793      133,519
    Huhtamaki PPL, Ltd...............................................    109,072      390,717
    ICICI Bank, Ltd., Sponsored ADR..................................  3,501,226   45,620,975
    ICICI Bank, Ltd..................................................    197,870    1,293,403
    ICICI Lombard General Insurance Co., Ltd.........................     28,239      531,873
    ICICI Prudential Life Insurance Co., Ltd.........................    708,898    5,088,821
    ICICI Securities, Ltd............................................     21,934       99,842
    ICRA, Ltd........................................................      1,187       43,450
*   IDFC First Bank, Ltd............................................. 11,008,851    6,921,276
    IDFC, Ltd........................................................  8,697,276    4,316,399
*   IFB Industries, Ltd..............................................     34,104      374,071
*   IFCI, Ltd........................................................  9,066,395      938,423
    IIFL Finance, Ltd................................................  1,078,536    1,748,400
*   IIFL Securities, Ltd.............................................  1,078,536      444,773
    IIFL Wealth Management, Ltd......................................    154,077    2,882,606
*   IL&FS Transportation Networks, Ltd...............................    488,742       15,842
    India Cements, Ltd. (The)........................................  2,370,122    2,804,138
    India Glycols, Ltd...............................................    130,172      416,146

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Indiabulls Housing Finance, Ltd..................................  3,027,210 $  8,731,226
*   Indiabulls Integrated Services, Ltd..............................     50,548       45,100
*   Indiabulls Real Estate, Ltd......................................  3,091,140    2,410,130
    Indiabulls Ventures, Ltd.........................................  1,005,797    1,423,619
    Indiabulls Ventures, Ltd.........................................    203,485       68,496
*   Indian Bank......................................................  1,367,769    2,563,733
    Indian Hotels Co., Ltd. (The)....................................  2,724,364    5,869,905
    Indian Hume Pipe Co., Ltd........................................     82,136      311,125
    Indian Oil Corp., Ltd............................................  6,279,620   12,723,376
*   Indian Overseas Bank.............................................  3,449,194      521,868
    Indo Count Industries, Ltd.......................................    856,164      559,613
    Indoco Remedies, Ltd.............................................    286,549      649,155
    Indraprastha Gas, Ltd............................................  1,810,600   10,035,351
    IndusInd Bank, Ltd...............................................    837,781   15,497,344
    INEOS Styrolution India, Ltd.....................................     23,972      226,289
    Infibeam Avenues, Ltd............................................  1,622,856    1,044,144
    Info Edge India, Ltd.............................................     35,033    1,258,881
    Infosys, Ltd., Sponsored ADR.....................................  7,416,008   71,119,517
    Infosys, Ltd..................................................... 12,734,298  122,701,295
    Ingersoll-Rand India, Ltd........................................     75,325      695,820
*   Inox Leisure, Ltd................................................    682,582    3,505,229
*   Inox Wind, Ltd...................................................     62,868       30,696
    Insecticides India, Ltd..........................................     31,162      242,697
*   Intellect Design Arena, Ltd......................................    455,888    1,227,767
    InterGlobe Aviation, Ltd.........................................    433,711    8,883,705
    Ipca Laboratories, Ltd...........................................    401,140    5,537,064
*   IRB Infrastructure Developers, Ltd...............................  1,646,176    1,811,596
    ITC, Ltd......................................................... 13,190,874   47,974,395
    ITD Cementation India, Ltd.......................................    529,668      428,268
    J Kumar Infraprojects, Ltd.......................................    287,353      629,004
    Jagran Prakashan, Ltd............................................    996,847      794,355
    Jai Corp., Ltd...................................................    585,549      741,745
    Jain Irrigation Systems, Ltd.....................................  4,317,964      915,650
*   Jaiprakash Associates, Ltd....................................... 16,895,116      524,183
*   Jaiprakash Power Ventures, Ltd...................................  8,915,158      144,543
*   Jammu & Kashmir Bank, Ltd. (The).................................  2,522,459    1,178,399
    Jamna Auto Industries, Ltd.......................................  2,158,226    1,373,411
    JB Chemicals & Pharmaceuticals, Ltd..............................    257,188    1,238,330
    Jindal Poly Films, Ltd...........................................    194,636      603,993
    Jindal Saw, Ltd..................................................  1,663,281    2,080,449
*   Jindal Stainless Hisar, Ltd......................................    888,373      860,796
*   Jindal Stainless, Ltd............................................    609,902      299,106
*   Jindal Steel & Power, Ltd........................................  4,655,371    7,580,157
    JK Cement, Ltd...................................................    197,665    3,130,703
    JK Lakshmi Cement, Ltd...........................................    374,099    1,528,302
    JK Paper, Ltd....................................................    864,045    1,478,336
    JK Tyre & Industries, Ltd........................................  1,026,899    1,106,624
    JM Financial, Ltd................................................  2,972,851    3,265,539
    JMC Projects India, Ltd..........................................    115,756      165,520
    Johnson Controls-Hitachi Air Conditioning India, Ltd.............     65,246    1,977,838
    JSW Energy, Ltd..................................................  4,683,812    4,488,423
    JSW Steel, Ltd...................................................  9,387,775   30,082,867
    JTEKT India, Ltd.................................................    160,829      210,848
    Jubilant Foodworks, Ltd..........................................    733,588   16,478,157
    Jubilant Life Sciences, Ltd......................................    977,854    7,714,462
*   Just Dial, Ltd...................................................    332,855    2,754,868
    Jyothy Labs Ltd..................................................    650,061    1,603,740
    Kajaria Ceramics, Ltd............................................    903,464    7,130,076
    Kalpataru Power Transmission, Ltd................................    619,348    3,739,259

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    Kalyani Steels, Ltd..............................................   178,214 $   485,757
    Kansai Nerolac Paints, Ltd.......................................   652,949   5,158,280
    Karnataka Bank, Ltd. (The)....................................... 2,244,059   2,468,209
    Karur Vysya Bank, Ltd. (The)..................................... 3,643,279   2,816,491
    Kaveri Seed Co., Ltd.............................................   320,196   2,370,738
    KCP, Ltd. (The)..................................................   502,380     480,584
    KEC International, Ltd........................................... 1,216,786   4,629,174
    KEI Industries, Ltd..............................................   638,914   5,310,144
*   Kesoram Industries, Ltd..........................................     8,965       7,301
    Kewal Kiran Clothing, Ltd........................................       454       6,339
    Kiri Industries, Ltd.............................................   128,587     747,783
    Kirloskar Brothers, Ltd..........................................    90,012     194,054
    Kirloskar Oil Engines, Ltd.......................................   147,627     359,636
    KNR Constructions, Ltd...........................................   344,250   1,140,232
    Kolte-Patil Developers, Ltd......................................   311,015   1,097,532
    Kotak Mahindra Bank, Ltd......................................... 1,786,619  39,444,180
*   KPIT Engineering, Ltd............................................ 1,778,899   2,294,007
    KPR Mill, Ltd....................................................   116,394   1,064,789
    KRBL, Ltd........................................................   641,696   2,055,105
    KSB, Ltd.........................................................    21,421     210,864
    L&T Finance Holdings, Ltd........................................ 4,755,211   6,403,673
    LA Opala RG, Ltd.................................................   107,650     250,228
    Lakshmi Machine Works, Ltd.......................................    21,061   1,062,713
*   Lakshmi Vilas Bank, Ltd. (The)................................... 1,096,935     237,575
*   Lanco Infratech, Ltd.............................................   978,499         777
    Larsen & Toubro Infotech, Ltd....................................   183,099   4,430,731
    Larsen & Toubro, Ltd............................................. 2,186,529  45,395,471
    Laurus Labs, Ltd.................................................    57,276     300,122
    LG Balakrishnan & Bros, Ltd......................................    53,475     235,745
    LIC Housing Finance, Ltd......................................... 2,846,248  16,636,379
    Linde India, Ltd.................................................    52,952     416,670
    LT Foods, Ltd.................................................... 1,278,157     470,065
    Lumax Industries, Ltd............................................    11,696     210,530
    Lupin, Ltd....................................................... 1,573,979  16,512,620
    LUX Industries, Ltd..............................................    60,119   1,017,024
    Magma Fincorp, Ltd...............................................   543,068     410,322
    Mahanagar Gas, Ltd...............................................   160,796   2,309,466
    Maharashtra Scooters, Ltd........................................     6,499     421,543
    Maharashtra Seamless, Ltd........................................   245,651   1,256,445
    Mahindra & Mahindra Financial Services, Ltd...................... 2,208,525  11,041,070
    Mahindra & Mahindra, Ltd......................................... 3,297,283  28,139,585
*   Mahindra CIE Automotive, Ltd.....................................   613,565   1,292,351
*   Mahindra Holidays & Resorts India, Ltd...........................   508,148   1,551,475
    Mahindra Lifespace Developers, Ltd...............................   192,366   1,124,522
    Mahindra Logistics, Ltd..........................................    12,013      64,801
    Majesco, Ltd.....................................................    97,897     589,976
    Man Infraconstruction, Ltd.......................................   124,857      47,545
    Manappuram Finance, Ltd.......................................... 6,723,216  16,091,227
    Mangalam Cement, Ltd.............................................       821       3,537
    Mangalore Refinery & Petrochemicals, Ltd......................... 1,640,497   1,273,849
    Marico, Ltd...................................................... 3,185,376  16,434,961
    Marksans Pharma, Ltd............................................. 2,335,721     494,437
    Maruti Suzuki India, Ltd.........................................   415,540  44,275,542
    MAS Financial Services, Ltd......................................     6,190      62,290
    Mastek, Ltd......................................................    86,955     420,287
*   Max Financial Services, Ltd...................................... 1,008,482   5,759,010
*   Max India, Ltd...................................................   836,816     853,604
    Mayur Uniquoters, Ltd............................................   125,960     390,998
    Meghmani Organics, Ltd........................................... 1,409,203   1,034,062

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    Minda Corp., Ltd.................................................    797,530 $ 1,122,507
    Minda Industries, Ltd............................................    667,906   3,475,307
    Mindtree, Ltd....................................................    178,842   1,795,888
    Mishra Dhatu Nigam, Ltd..........................................     14,785      30,549
    MM Forgings, Ltd.................................................     13,582      76,660
    MOIL, Ltd........................................................    702,998   1,375,440
*   Morepen Laboratories, Ltd........................................  1,896,828     434,219
    Motherson Sumi Systems, Ltd......................................  5,894,987  10,262,582
    Motilal Oswal Financial Services, Ltd............................    247,643   2,320,238
    Mphasis, Ltd.....................................................    604,041   8,077,380
    MPS, Ltd.........................................................     30,914     256,267
    MRF, Ltd.........................................................      9,848   9,119,178
    Multi Commodity Exchange of India, Ltd...........................     57,372     919,065
*   Music Broadcast, Ltd.............................................     71,076      30,208
*   Muthoot Capital Services, Ltd....................................     35,971     228,422
    Muthoot Finance, Ltd.............................................  1,163,289  11,541,955
    Narayana Hrudayalaya, Ltd........................................     30,558     116,155
    Natco Pharma, Ltd................................................    599,828   5,004,230
    National Aluminium Co., Ltd......................................  6,055,539   3,862,504
    Nava Bharat Ventures, Ltd........................................    697,414     725,560
    Navin Fluorine International, Ltd................................    133,734   1,696,330
    Navneet Education, Ltd...........................................    751,153   1,087,685
    NBCC India, Ltd..................................................  2,976,255   1,580,072
    NCC, Ltd.........................................................  5,481,333   4,462,765
    NESCO, Ltd.......................................................    244,504   1,913,090
    Nestle India, Ltd................................................    102,135  21,515,241
*   Network18 Media & Investments, Ltd...............................    337,283     112,772
    Neuland Laboratories, Ltd........................................     24,295     168,310
    NHPC, Ltd........................................................ 10,295,531   3,416,223
    NIIT Technologies, Ltd...........................................     39,764     868,423
    NIIT, Ltd........................................................    909,685   1,259,896
    Nilkamal, Ltd....................................................     84,979   1,513,360
    NLC India, Ltd...................................................    749,864     616,179
    NOCIL, Ltd.......................................................    873,270   1,496,516
    NRB Bearings, Ltd................................................    312,497     484,592
    NTPC, Ltd........................................................  6,090,532  10,507,120
    Nucleus Software Exports, Ltd....................................     56,335     240,867
    Oberoi Realty, Ltd...............................................    582,484   4,143,402
*   Odisha Cement, Ltd...............................................    424,030   4,837,688
    Oil & Natural Gas Corp., Ltd.....................................  5,994,313  11,955,400
    Oil India, Ltd...................................................  1,104,734   2,677,000
    Omaxe, Ltd.......................................................    554,894   1,433,338
*   Oracle Financial Services Software, Ltd..........................     96,800   4,296,686
    Orient Cement, Ltd...............................................    609,895     676,017
    Orient Electric, Ltd.............................................    218,209     608,753
    Orient Refractories, Ltd.........................................    203,893     627,276
*   Oriental Bank of Commerce........................................  2,872,988   2,204,992
    Oriental Carbon & Chemicals, Ltd.................................      6,014      84,848
    Page Industries, Ltd.............................................     31,237  11,412,635
    Paisalo Digital, Ltd.............................................     12,901      83,676
    Parag Milk Foods, Ltd............................................    297,545     600,603
    PC Jeweller, Ltd.................................................  2,312,953   1,042,360
    Persistent Systems, Ltd..........................................    355,044   3,108,209
    Petronet LNG, Ltd................................................  5,707,049  22,996,863
    Pfizer, Ltd......................................................     76,735   4,403,034
    Phillips Carbon Black, Ltd.......................................    621,818   1,100,756
    Phoenix Mills, Ltd. (The)........................................    344,000   3,484,722
    PI Industries, Ltd...............................................    581,800  11,664,491
    Pidilite Industries, Ltd.........................................    775,250  15,350,953

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Piramal Enterprises, Ltd.........................................    419,590 $  9,945,358
    PNB Housing Finance, Ltd.........................................    128,127      966,346
    PNC Infratech, Ltd...............................................    104,489      248,521
    Poly Medicure, Ltd...............................................     53,069      152,639
    Polyplex Corp., Ltd..............................................     81,708      564,075
*   Power Finance Corp., Ltd.........................................  6,037,198    9,274,867
    Power Grid Corp. of India, Ltd...................................  5,373,544   15,034,191
    Power Mech Projects, Ltd.........................................     17,532      174,760
*   Prabhat Dairy, Ltd...............................................     59,997       71,412
    Praj Industries, Ltd.............................................    830,049    1,339,160
    Prakash Industries, Ltd..........................................    650,924      470,203
    Prestige Estates Projects, Ltd...................................    858,342    3,679,174
*   Prime Focus, Ltd.................................................     99,429       93,553
    Prism Johnson, Ltd...............................................    478,657      539,945
*   Procter & Gamble Health, Ltd.....................................     50,889    3,342,823
    Procter & Gamble Hygiene & Health Care, Ltd......................     29,714    5,118,392
    PSP Projects, Ltd................................................     11,848       91,162
    PTC India Financial Services, Ltd................................  2,393,781      458,345
    PTC India, Ltd...................................................  2,688,034    2,261,655
*   Punjab National Bank.............................................  4,436,746    4,076,487
    Puravankara, Ltd.................................................    339,295      312,541
    PVR, Ltd.........................................................    271,563    6,807,884
*   Quess Corp., Ltd.................................................     20,324      147,979
    Quick Heal Technologies, Ltd.....................................    155,325      288,751
    Radico Khaitan, Ltd..............................................    492,021    2,196,907
    Rain Industries Ltd..............................................  1,540,045    2,110,160
    Rajesh Exports, Ltd..............................................    652,804    6,219,948
    Rallis India, Ltd................................................    694,892    1,644,892
    Ramco Cements, Ltd. (The)........................................    651,764    7,201,557
    Ramco Industries, Ltd............................................    170,553      439,463
*   Ramco Systems, Ltd...............................................     26,993       64,046
    Ramkrishna Forgings, Ltd.........................................    113,386      467,444
    Rane Holdings, Ltd...............................................     14,529      180,085
    Rashtriya Chemicals & Fertilizers, Ltd...........................  1,719,753    1,340,408
    Ratnamani Metals & Tubes, Ltd....................................     42,810      581,456
*   RattanIndia Power, Ltd...........................................  2,578,258       56,186
    Raymond, Ltd.....................................................    457,367    3,730,027
    RBL Bank, Ltd....................................................    684,121    2,980,364
    REC, Ltd.........................................................  7,357,535   14,474,075
    Redington India, Ltd.............................................  1,789,791    3,005,079
    Relaxo Footwears, Ltd............................................    206,620    1,600,341
    Reliance Capital, Ltd............................................  1,198,664      325,644
*   Reliance Communications, Ltd..................................... 12,983,919      119,197
    Reliance Home Finance, Ltd.......................................    647,926       43,793
    Reliance Industries, Ltd., GDR...................................    155,156    6,363,052
    Reliance Industries, Ltd......................................... 11,554,051  238,265,994
    Reliance Industries, Ltd., GDR...................................     22,821      936,802
    Reliance Infrastructure, Ltd.....................................  1,022,967      503,977
*   Reliance Power, Ltd..............................................  7,410,211      349,222
    Repco Home Finance, Ltd..........................................    518,531    2,117,135
    Rico Auto Industries, Ltd........................................    148,142       98,616
*   RP-SG Business Process Services, Ltd.............................    133,896      641,601
    Sadbhav Engineering, Ltd.........................................    510,222      988,153
    Sadbhav Infrastructure Project, Ltd..............................     69,153       41,602
    Sagar Cements, Ltd...............................................      4,371       37,329
*   Sanghi Industries, Ltd...........................................    204,903      133,154
    Sanofi India, Ltd................................................     46,749    4,438,275
    Saregama India, Ltd..............................................     29,176      140,875
    Sasken Technologies, Ltd.........................................     22,710      188,062

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    Savita Oil Technologies, Ltd.....................................        491 $     6,902
    SBI Life Insurance Co., Ltd......................................     63,431     887,235
    Schaeffler India, Ltd............................................     28,297   1,716,789
    Sequent Scientific, Ltd..........................................    255,638     273,818
    Seshasayee Paper & Boards, Ltd...................................      3,105       8,049
*   SH Kelkar & Co., Ltd.............................................    106,361     188,097
    Shankara Building Products, Ltd..................................     37,658     181,875
    Sharda Cropchem, Ltd.............................................    132,225     514,969
*   Sheela Foam, Ltd.................................................      4,039      71,140
    Shemaroo Entertainment, Ltd......................................      8,075      21,002
    Shilpa Medicare, Ltd.............................................     62,597     254,251
*   Shipping Corp. of India, Ltd.....................................  1,401,161   1,142,506
    Shoppers Stop, Ltd...............................................     89,085     475,626
    Shree Cement, Ltd................................................     37,366  10,525,866
    Shriram City Union Finance, Ltd..................................     36,098     672,537
*   Shriram EPC, Ltd.................................................     65,499       7,491
    Shriram Transport Finance Co., Ltd...............................  1,059,513  17,003,581
    Siemens, Ltd.....................................................    215,658   5,071,567
*   Sintex Plastics Technology, Ltd..................................  3,333,441      77,443
    Siyaram Silk Mills, Ltd..........................................     47,551     165,937
    SKF India, Ltd...................................................     91,184   2,822,370
    SML ISUZU, Ltd...................................................     58,068     479,824
    Sobha, Ltd.......................................................    601,222   3,589,847
    Solar Industries India, Ltd......................................    127,348   1,894,265
    Solara Active Pharma Sciences, Ltd...............................     53,545     318,207
    Somany Ceramics, Ltd.............................................     80,219     211,157
*   Somany Home Innovation, Ltd......................................    323,214     728,873
    Sonata Software, Ltd.............................................    720,956   3,171,696
    South Indian Bank, Ltd. (The).................................... 11,855,146   1,877,983
*   Spencer's Retail Ltd.............................................    401,687     406,557
    Srei Infrastructure Finance, Ltd.................................  1,981,091     291,076
    SRF, Ltd.........................................................    233,885   9,551,859
    Srikalahasthi Pipes, Ltd.........................................    101,100     255,497
*   Star Cement, Ltd.................................................    188,075     255,666
*   State Bank of India..............................................  5,223,159  22,978,176
*   State Bank of India, GDR.........................................     13,057     565,099
*   State Bank of India, GDR.........................................      1,550      67,115
    Steel Authority of India, Ltd....................................  7,668,474   3,971,819
    Sterlite Technologies, Ltd.......................................  1,576,909   2,898,233
    Strides Pharma Science, Ltd......................................    565,613   3,066,012
    Subros, Ltd......................................................    173,639     624,123
    Sudarshan Chemical Industries....................................    279,818   1,613,625
    Sun Pharmaceutical Industries, Ltd...............................  2,355,277  14,430,868
    Sun TV Network, Ltd..............................................  1,017,949   7,561,459
    Sundaram Finance Holdings, Ltd...................................     91,918      89,437
    Sundaram Finance, Ltd............................................    114,613   2,588,641
    Sundaram-Clayton, Ltd............................................      6,069     179,370
    Sundram Fasteners, Ltd...........................................    787,785   5,427,032
    Sunteck Realty, Ltd..............................................    411,400   2,387,870
    Suprajit Engineering, Ltd........................................    250,249     654,527
    Supreme Industries, Ltd..........................................    408,973   6,703,958
    Supreme Petrochem, Ltd...........................................    230,846     578,955
    Surya Roshni, Ltd................................................    216,890     562,090
    Suven Life Sciences, Ltd.........................................    532,736   2,119,258
*   Suzlon Energy, Ltd............................................... 21,192,664     790,871
    Swan Energy, Ltd.................................................     50,703      73,668
    Swaraj Engines, Ltd..............................................     21,440     345,913
    Symphony, Ltd....................................................    120,660   2,217,392
*   Syndicate Bank...................................................  7,743,957   3,244,390

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Syngene International, Ltd.......................................    512,657 $  2,395,049
    TAKE Solutions, Ltd..............................................    739,289    1,170,480
    Tasty Bite Eatables, Ltd.........................................        225       31,676
    Tata Chemicals, Ltd..............................................    763,814    6,775,934
    Tata Communications, Ltd.........................................    709,341    3,525,772
    Tata Consultancy Services, Ltd...................................  3,896,968  125,021,445
    Tata Elxsi, Ltd..................................................    226,824    2,614,218
    Tata Global Beverages, Ltd.......................................  3,770,151   16,836,458
    Tata Metaliks, Ltd...............................................    167,122    1,453,286
#*  Tata Motors, Ltd., Sponsored ADR.................................    247,865    2,994,209
*   Tata Motors, Ltd................................................. 15,045,682   37,224,758
    Tata Power Co., Ltd. (The).......................................  7,686,521    6,425,658
*   Tata Sponge Iron, Ltd............................................    200,659    1,150,571
    Tata Steel, Ltd..................................................  4,327,725   23,138,719
*   Tata Teleservices Maharashtra, Ltd...............................    122,556        4,652
    TCI Express, Ltd.................................................    167,462    1,828,456
    Tech Mahindra, Ltd...............................................  3,446,620   35,888,608
*   Techno Electric & Engineering Co., Ltd...........................    251,349      943,739
    Tejas Networks, Ltd..............................................     29,014       30,367
    Texmaco Rail & Engineering, Ltd..................................    784,559      488,954
    Thermax, Ltd.....................................................    157,398    2,503,499
    Thirumalai Chemicals, Ltd........................................    761,920      870,889
    Thomas Cook India, Ltd...........................................    407,390      755,078
    Thyrocare Technologies, Ltd......................................     64,929      516,710
*   TI Financial Holdings, Ltd.......................................    481,315    3,070,619
    Tide Water Oil Co India, Ltd.....................................      7,027      477,821
    Time Technoplast, Ltd............................................  1,091,465      968,856
    Timken India, Ltd................................................    169,851    2,131,164
    Tinplate Co. of India, Ltd. (The)................................    366,355      627,291
    Titagarh Wagons, Ltd.............................................    137,717       81,074
    Titan Co., Ltd...................................................  1,325,225   24,874,123
    Torrent Pharmaceuticals, Ltd.....................................    366,183    9,172,145
    Torrent Power, Ltd...............................................  1,520,927    6,000,331
    Tourism Finance Corp. of India, Ltd..............................     64,118       73,590
    Transport Corp. of India, Ltd....................................    362,262    1,478,434
    Trent, Ltd.......................................................    335,830    2,563,061
    Trident, Ltd.....................................................  1,210,058    1,052,157
    Triveni Engineering & Industries, Ltd............................  1,044,450      955,659
    Triveni Turbine, Ltd.............................................    689,421      996,457
    TTK Prestige, Ltd................................................     31,906    2,790,598
    Tube Investments of India, Ltd...................................    480,897    2,709,410
    TV Today Network, Ltd............................................    297,942    1,338,861
*   TV18 Broadcast, Ltd..............................................  6,173,677    2,129,981
    TVS Srichakra, Ltd...............................................     23,344      615,160
*   UCO Bank.........................................................  2,841,300      541,997
    Uflex, Ltd.......................................................    384,134    1,123,953
    UltraTech Cement, Ltd............................................    327,736   19,140,526
    Unichem Laboratories, Ltd........................................    294,836      781,342
*   Union Bank of India..............................................  5,495,757    4,429,827
    Uniply Industries, Ltd...........................................     31,980       18,939
*   Unitech, Ltd.....................................................  6,229,256       43,762
    United Breweries, Ltd............................................    477,376    8,587,905
*   United Spirits, Ltd..............................................  1,664,465   14,731,283
    UPL, Ltd.........................................................  5,011,935   42,256,660
*   VA Tech Wabag, Ltd...............................................    291,253      811,255
    Vaibhav Global, Ltd..............................................     33,012      380,906
    Vakrangee, Ltd...................................................  2,783,260    1,391,776
    Vardhman Textiles, Ltd...........................................    165,854    2,097,735
    Varun Beverages, Ltd.............................................     15,606      135,944

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES       VALUE>>
                                                                      ----------- --------------
INDIA -- (Continued)
    Vedanta, Ltd.....................................................  14,221,836 $   29,712,814
    Vedanta, Ltd., ADR...............................................     402,259      3,354,840
    Venky's India, Ltd...............................................      74,810      1,845,482
    Vesuvius India, Ltd..............................................       9,134        128,701
    V-Guard Industries, Ltd..........................................   1,456,535      5,059,363
    Vinati Organics, Ltd.............................................     124,374      3,803,325
    Vindhya Telelinks, Ltd...........................................      15,571        198,811
    VIP Industries, Ltd..............................................     751,853      4,997,266
    V-Mart Retail, Ltd...............................................      51,305      1,429,090
*   Vodafone Idea, Ltd...............................................  58,779,832      3,182,273
    Voltas, Ltd......................................................     486,941      4,833,159
    VRL Logistics, Ltd...............................................     418,756      1,573,210
    VST Industries, Ltd..............................................      27,929      1,515,119
    VST Tillers Tractors, Ltd........................................      10,910        201,832
    WABCO India, Ltd.................................................      31,484      2,750,024
    Welspun Corp., Ltd...............................................   1,136,481      2,364,384
    Welspun Enterprises, Ltd.........................................     592,682        725,784
    Welspun India, Ltd...............................................   3,517,899      2,798,173
    West Coast Paper Mills, Ltd......................................     280,000        926,631
    Wheels India, Ltd................................................       4,388         39,493
    Whirlpool of India, Ltd..........................................     150,593      4,697,972
    Wipro, Ltd.......................................................   6,010,508     22,061,256
*   Wockhardt, Ltd...................................................     337,442      1,377,830
    Wonderla Holidays, Ltd...........................................      58,499        231,450
    Yes Bank, Ltd....................................................  12,651,241     12,510,755
    Zee Entertainment Enterprises, Ltd...............................   2,643,528      9,697,059
    Zee Learn, Ltd...................................................     431,939        131,362
*   Zee Media Corp., Ltd.............................................     210,338         15,247
    Zensar Technologies, Ltd.........................................     656,787      1,668,918
    Zydus Wellness, Ltd..............................................      58,987      1,417,395
                                                                                  --------------
TOTAL INDIA..........................................................              3,535,948,958
                                                                                  --------------
INDONESIA -- (2.7%)
    Ace Hardware Indonesia Tbk PT....................................  76,806,500      9,243,892
    Adaro Energy Tbk PT.............................................. 202,749,200     18,903,001
    Adhi Karya Persero Tbk PT........................................  28,379,479      2,527,006
*   Agung Podomoro Land Tbk PT.......................................  80,876,900      1,232,433
    AKR Corporindo Tbk PT............................................  14,137,000      3,987,039
*   Alam Sutera Realty Tbk PT........................................ 151,338,100      2,952,787
*   Alfa Energi Investama Tbk PT.....................................     219,000         37,435
    Aneka Tambang Tbk................................................ 121,818,919      7,715,572
    Arwana Citramulia Tbk PT.........................................  18,995,100        672,734
    Asahimas Flat Glass Tbk PT.......................................     476,500        134,873
    Astra Agro Lestari Tbk PT........................................   4,909,122      3,998,475
    Astra Graphia Tbk PT.............................................     906,800         63,600
    Astra International Tbk PT.......................................  96,796,300     47,875,514
    Astra Otoparts Tbk PT............................................   1,183,800        107,531
*   Astrindo Nusantara Infrastructure Tbk PT.........................  23,591,300         84,029
*   Asuransi Kresna Mitra Tbk PT.....................................   1,160,200         79,320
*   Bakrie and Brothers Tbk PT.......................................   1,971,645          7,023
*   Bakrie Telecom Tbk PT............................................  35,294,139         94,289
*   Bank Artha Graha Internasional Tbk PT............................  18,584,000         91,315
*   Bank Bukopin Tbk.................................................  62,572,100      1,175,956
    Bank Central Asia Tbk PT.........................................  27,776,800     62,173,567
    Bank Danamon Indonesia Tbk PT....................................  12,730,654      3,808,181
*   Bank Ina Perdana PT..............................................   2,332,500        136,183
    Bank Mandiri Persero Tbk PT......................................  46,183,436     23,085,669
    Bank Maybank Indonesia Tbk PT....................................   3,700,300         58,497
    Bank Negara Indonesia Persero Tbk PT.............................  43,946,630     23,989,692

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
INDONESIA -- (Continued)
*   Bank Pan Indonesia Tbk PT........................................  39,963,100 $ 3,825,160
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............  38,166,500   4,922,602
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................  53,070,800   2,609,129
*   Bank Permata Tbk PT..............................................  36,393,819   3,459,799
    Bank Rakyat Indonesia Persero Tbk PT............................. 281,291,900  84,284,958
    Bank Tabungan Negara Persero Tbk PT..............................  47,841,335   6,331,930
    Barito Pacific Tbk PT............................................ 304,495,400  20,607,086
    Bayan Resources Tbk PT...........................................     949,000     930,719
    Bekasi Fajar Industrial Estate Tbk PT............................  61,605,500   1,113,932
*   Berlian Laju Tanker Tbk PT.......................................  26,853,166      95,651
*   Bintang Oto Global Tbk PT........................................   1,919,800     111,467
    BISI International Tbk PT........................................  12,624,712   1,195,452
    Blue Bird Tbk PT.................................................     780,400     127,303
*   Buana Lintas Lautan Tbk PT.......................................  12,216,500     164,506
    Bukit Asam Tbk PT................................................  40,830,500   6,538,039
*   Bumi Resources Tbk PT............................................  73,157,800     442,451
*   Bumi Serpong Damai Tbk PT........................................  63,816,600   6,426,259
*   Bumi Teknokultura Unggul Tbk PT..................................  24,398,900     145,899
*   Capital Financial Indonesia Tbk PT...............................     572,300      15,819
    Catur Sentosa Adiprana Tbk PT....................................     864,200      27,584
    Charoen Pokphand Indonesia Tbk PT................................  45,566,660  20,435,692
    Ciputra Development Tbk PT....................................... 144,789,515  11,439,130
*   Citra Marga Nusaphala Persada Tbk PT.............................  13,387,781   1,808,743
*   City Retail Developments Tbk PT..................................  11,633,200     116,075
*   Clipan Finance Indonesia Tbk PT..................................   2,919,000      60,706
*   Delta Dunia Makmur Tbk PT........................................  93,016,100   2,158,511
    Dharma Satya Nusantara Tbk PT....................................   3,624,400      93,434
*   Eagle High Plantations Tbk PT.................................... 152,987,200   1,329,941
    Elnusa Tbk PT....................................................  58,342,800   1,304,710
*   Energi Mega Persada Tbk PT.......................................  17,660,601      71,678
    Erajaya Swasembada Tbk PT........................................  18,791,100   2,354,438
*   Gajah Tunggal Tbk PT.............................................  25,364,600   1,155,985
*   Garuda Indonesia Persero Tbk PT..................................  53,467,553   2,247,190
*   Global Mediacom Tbk PT........................................... 102,651,300   2,734,678
    Gudang Garam Tbk PT..............................................   3,528,800  14,093,035
*   Hanson International Tbk PT...................................... 640,185,300   4,104,223
    Harum Energy Tbk PT..............................................  11,369,500   1,093,349
    Hexindo Adiperkasa Tbk PT........................................     615,356     153,009
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................  20,860,000  10,798,323
    Indika Energy Tbk PT.............................................  21,820,100   1,995,823
    Indo Tambangraya Megah Tbk PT....................................   4,737,900   4,486,649
    Indocement Tunggal Prakarsa Tbk PT...............................   4,897,900   6,977,887
*   Indofarma Persero Tbk PT.........................................     155,600      12,357
    Indofood CBP Sukses Makmur Tbk PT................................  10,648,700   8,816,351
    Indofood Sukses Makmur Tbk PT....................................  45,592,600  24,984,898
    Indomobil Sukses Internasional Tbk PT............................   4,812,900     485,114
    Indo-Rama Synthetics Tbk PT......................................     151,200      39,545
*   Indosat Tbk PT...................................................   8,142,100   1,925,020
    Industri dan Perdagangan Bintraco Dharma Tbk PT..................  15,258,000     245,454
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT.....................  10,668,500     934,217
    Inovisi Infracom Tbk PT..........................................   2,876,678           0
*   Inti Agri Resources Tbk PT.......................................  10,879,700      38,770
*   Intikeramik Alamasri Industri Tbk PT.............................   8,259,500      86,532
    Intiland Development Tbk PT......................................  96,109,400   2,190,978
    Japfa Comfeed Indonesia Tbk PT...................................  58,495,800   7,165,619
    Jasa Marga Persero Tbk PT........................................  14,394,493   5,585,464
    Jaya Real Property Tbk PT........................................   4,465,600     211,547
    Kalbe Farma Tbk PT...............................................  87,111,000   9,892,204
    Kapuas Prima Coal Tbk PT.........................................  37,262,800   1,146,836

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
INDONESIA -- (Continued)
*   Kawasan Industri Jababeka Tbk PT................................. 156,386,645 $ 3,586,655
    KMI Wire & Cable Tbk PT..........................................  29,680,500   1,205,264
*   Krakatau Steel Persero Tbk PT....................................  49,581,737   1,221,548
*   Kresna Graha Investama Tbk PT.................................... 101,741,900   3,623,616
    Link Net Tbk PT..................................................   4,669,800   1,463,370
*   Lippo Cikarang Tbk PT............................................  24,347,785   2,253,966
*   Lippo Karawaci Tbk PT............................................ 541,349,162   9,099,435
*   M Cash Integrasi PT..............................................     671,800     154,129
    Malindo Feedmill Tbk PT..........................................  15,969,000   1,262,690
    Matahari Department Store Tbk PT.................................  20,408,300   5,290,277
    Mayora Indah Tbk PT..............................................  43,172,525   6,574,976
*   Medco Energi Internasional Tbk PT................................  99,815,500   4,689,575
    Media Nusantara Citra Tbk PT.....................................  61,711,693   5,778,379
*   Mega Manunggal Property Tbk PT...................................   2,062,900      48,538
    Metrodata Electronics Tbk PT.....................................   3,461,400     399,512
    Metropolitan Kentjana Tbk PT.....................................      11,400      11,481
*   Minna Padi Investama Sekuritas Tbk PT............................     121,800       6,155
    Mitra Adiperkasa Tbk PT.......................................... 103,815,100   7,394,746
    Mitra Keluarga Karyasehat Tbk PT.................................   9,938,600   1,840,072
*   MNC Investama Tbk PT............................................. 192,282,200     999,423
*   MNC Land Tbk PT..................................................     269,000       2,606
*   MNC Sky Vision Tbk PT............................................   1,932,700     133,528
*   Modernland Realty Tbk PT.........................................  53,517,000     861,406
*   Multipolar Tbk PT................................................  24,846,700     152,153
    Nippon Indosari Corpindo Tbk PT..................................  20,103,089   1,903,638
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................   4,890,800   3,681,523
*   Pacific Strategic Financial Tbk PT...............................     284,700      14,806
    Pakuwon Jati Tbk PT.............................................. 176,706,900   7,863,989
    Pan Brothers Tbk PT..............................................  42,792,100   2,271,930
*   Panin Financial Tbk PT........................................... 214,338,500   4,428,671
*   Paninvest Tbk PT.................................................   5,860,000     496,373
*   Pelat Timah Nusantara Tbk PT.....................................     115,100       8,160
*   Pelayaran Tamarin Samudra Tbk PT.................................  23,224,000     801,099
    Perusahaan Gas Negara Tbk PT.....................................  61,588,200   9,242,479
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............  49,351,100   4,750,565
*   Pool Advista Indonesia Tbk PT....................................   8,941,700   1,140,106
    PP Persero Tbk PT................................................  40,266,790   5,093,090
    PP Properti Tbk PT...............................................  78,481,600     553,379
    Puradelta Lestari Tbk PT.........................................  27,746,800     596,749
    Ramayana Lestari Sentosa Tbk PT..................................  30,275,400   2,523,244
*   Resource Alam Indonesia Tbk PT...................................   2,034,000      34,444
*   Rimo International Lestari Tbk PT................................ 151,291,900   1,357,893
*   Salim Ivomas Pratama Tbk PT......................................  47,502,100   1,190,402
*   Sampoerna Agro PT................................................   5,442,659     892,384
    Sarana Menara Nusantara Tbk PT...................................  12,575,200     590,430
    Sawit Sumbermas Sarana Tbk PT....................................  53,750,600   3,100,691
    Sekawan Intipratama Tbk PT.......................................   2,876,400           0
    Selamat Sempurna Tbk PT..........................................  17,373,600   1,825,188
    Semen Baturaja Persero Tbk PT....................................  13,569,800     585,007
    Semen Indonesia Persero Tbk PT...................................  12,000,200  10,822,806
*   Sentul City Tbk PT............................................... 302,128,200   2,516,732
*   Siloam International Hospitals Tbk PT............................   2,277,725   1,168,165
*   Sinar Mas Multiartha Tbk PT......................................     278,500     191,209
*   Sitara Propertindo Tbk PT........................................  29,967,500   1,547,722
*   Smartfren Telecom Tbk PT.........................................  16,495,700     174,939
    Sri Rejeki Isman Tbk PT.......................................... 153,300,900   3,101,252
*   Sugih Energy Tbk PT..............................................  58,447,900     208,192
    Sumber Alfaria Trijaya Tbk PT....................................     969,100      61,785
    Summarecon Agung Tbk PT..........................................  76,198,964   6,132,348

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ----------- ------------
INDONESIA -- (Continued)
    Surya Citra Media Tbk PT.........................................  42,573,600 $  3,698,630
*   Surya Esa Perkasa Tbk PT.........................................  22,019,400      479,912
    Surya Semesta Internusa Tbk PT...................................  62,652,600    3,436,999
    Suryainti Permata Tbk PT.........................................   3,098,000            0
    Telekomunikasi Indonesia Persero Tbk PT..........................  55,290,600   16,134,949
#   Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...........     937,901   27,086,581
    Tempo Scan Pacific Tbk PT........................................   1,009,000      101,706
*   Terregra Asia Energy PT..........................................     721,100       45,207
*   Tiga Pilar Sejahtera Food Tbk....................................  35,980,639       80,743
    Timah Tbk PT.....................................................  44,729,567    2,835,996
    Tiphone Mobile Indonesia Tbk PT..................................  20,448,600      489,554
    Total Bangun Persada Tbk PT......................................  12,914,800      386,196
*   Totalindo Eka Persada Tbk PT.....................................  19,260,400      802,044
    Tower Bersama Infrastructure Tbk PT..............................  14,623,400    6,588,227
*   Trada Alam Minera Tbk PT......................................... 173,119,000    1,331,119
    Trias Sentosa Tbk PT.............................................   3,690,500      101,451
    Truba Alam Manuggal Engineering PT...............................  15,388,500            0
    Tunas Baru Lampung Tbk PT........................................  28,844,600    1,931,306
    Tunas Ridean Tbk PT..............................................   8,038,500      566,870
    Ultrajaya Milk Industry & Trading Co. Tbk PT.....................  10,837,000    1,173,846
    Unilever Indonesia Tbk PT........................................   5,423,200   16,886,142
    United Tractors Tbk PT...........................................  12,713,746   19,624,043
*   Vale Indonesia Tbk PT............................................  23,780,650    6,278,882
*   Visi Media Asia Tbk PT...........................................  82,276,300      473,687
    Waskita Beton Precast Tbk PT..................................... 155,898,600    3,685,351
    Waskita Karya Persero Tbk PT.....................................  62,875,151    6,962,460
    Wijaya Karya Beton Tbk PT........................................  49,024,000    1,634,082
    Wijaya Karya Persero Tbk PT......................................  42,376,822    5,976,521
*   XL Axiata Tbk PT.................................................  36,658,800    9,248,222
                                                                                  ------------
TOTAL INDONESIA......................................................              789,351,089
                                                                                  ------------
MALAYSIA -- (2.8%)
    Duopharma Biotech Bhd............................................   1,206,619      386,752
#   7-Eleven Malaysia Holdings Bhd, Class B..........................   2,198,485      741,604
#   Aeon Co. M Bhd...................................................   5,551,500    2,202,542
    AEON Credit Service M Bhd........................................     852,240    3,119,932
    AFFIN Bank Bhd...................................................   4,133,066    1,917,708
    AirAsia Group Bhd................................................  19,218,500    8,774,477
#*  AirAsia X Bhd....................................................  26,735,800    1,085,377
    Ajinomoto Malaysia Bhd...........................................      32,600      124,057
#   Alliance Bank Malaysia Bhd.......................................   8,571,400    5,898,811
    Allianz Malaysia Bhd.............................................      27,400       90,516
    AMMB Holdings Bhd................................................  13,322,950   12,708,286
    Amway Malaysia Holdings Bhd......................................     101,900      140,591
#   Ann Joo Resources Bhd............................................   2,495,050      667,701
    APM Automotive Holdings Bhd......................................     189,700       92,562
    Astro Malaysia Holdings Bhd......................................  10,223,300    3,303,852
    ATA IMS Bhd......................................................      27,500       10,175
    Axiata Group Bhd.................................................  17,204,233   17,683,576
    Batu Kawan Bhd...................................................     387,650    1,446,790
*   Benalec Holdings Bhd.............................................     359,000       13,296
*   Berjaya Assets Bhd...............................................   1,549,900      109,344
#*  Berjaya Corp. Bhd................................................  39,012,163    2,238,300
    Berjaya Food Bhd.................................................     245,400       87,427
*   Berjaya Land Bhd.................................................   3,329,400      159,039
    Berjaya Sports Toto Bhd..........................................   6,562,598    4,159,486
*   Bermaz Auto Bhd..................................................   7,203,400    3,927,860
    BIMB Holdings Bhd................................................   4,215,699    4,286,424
#*  Borneo Oil Bhd...................................................   9,879,600      105,892

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
MALAYSIA -- (Continued)
#   Boustead Holdings Bhd............................................  4,950,731 $ 1,183,433
    Boustead Plantations Bhd.........................................  3,265,000     473,833
#   British American Tobacco Malaysia Bhd............................    913,600   4,112,990
*   Bumi Armada Bhd.................................................. 33,320,450   3,579,590
    Bursa Malaysia Bhd...............................................  6,493,400   9,394,673
    CAB Cakaran Corp. Bhd............................................  2,175,800     251,488
    Cahya Mata Sarawak Bhd...........................................  4,750,100   2,747,609
#   Can-One Bhd......................................................    637,500     502,734
#   Carlsberg Brewery Malaysia Bhd, Class B..........................  1,369,000   9,086,916
    Carotech Bhd.....................................................     44,425           0
    CB Industrial Product Holding Bhd................................  3,066,720     586,619
    CIMB Group Holdings Bhd.......................................... 20,338,221  25,524,888
    CJ Century Logistics Holdings Bhd, Class B.......................    174,800      15,461
*   Coastal Contracts Bhd............................................  1,852,777     505,026
    Comfort Glove Bhd................................................    307,200      56,912
#   CSC Steel Holdings Bhd...........................................  1,215,100     286,347
#   Cypark Resources Bhd.............................................  2,823,350     944,666
    D&O Green Technologies Bhd.......................................  7,692,000   1,377,193
#   Dagang NeXchange Bhd............................................. 13,461,600     899,368
#   Datasonic Group Bhd..............................................  6,968,000   1,896,572
#*  Dayang Enterprise Holdings Bhd...................................  6,971,712   3,243,867
    Dialog Group Bhd.................................................  8,683,584   7,225,546
    DiGi.Com Bhd..................................................... 13,219,420  14,846,065
    DRB-Hicom Bhd.................................................... 11,253,400   6,801,753
    Dutch Lady Milk Industries Bhd...................................     81,800   1,137,798
    Eastern & Oriental Bhd...........................................  8,628,453   1,341,271
*   Eco World Development Group Bhd..................................  5,749,500     893,457
#*  Eco World International Bhd......................................    504,300      89,226
#   Ekovest BHD...................................................... 14,249,450   2,600,469
    Engtex Group Bhd.................................................    938,500     135,777
    Evergreen Fibreboard Bhd.........................................  6,808,950     495,645
*   FGV Holdings Bhd................................................. 21,531,300   5,657,329
    Fraser & Neave Holdings Bhd......................................    231,400   1,913,635
#   Frontken Corp. Bhd...............................................  9,167,100   4,176,466
#   Gabungan AQRS Bhd................................................  3,361,507   1,035,178
#   Gadang Holdings Bhd..............................................  7,124,700   1,166,967
    Gamuda Bhd.......................................................  9,473,300   8,470,978
    Gas Malaysia Bhd.................................................    568,700     380,853
    Genting Bhd...................................................... 14,880,300  20,670,384
    Genting Malaysia Bhd............................................. 10,471,000   8,031,125
#   Genting Plantations Bhd..........................................  1,177,900   2,791,813
#   George Kent Malaysia Bhd.........................................  5,309,687   1,305,788
#   Globetronics Technology Bhd......................................  6,838,845   3,382,285
    Glomac Bhd.......................................................  2,693,940     232,102
    Guan Chong Bhd...................................................    390,000     456,345
    GuocoLand Malaysia Bhd...........................................    910,900     144,873
#   Hai-O Enterprise Bhd.............................................  1,922,100   1,075,503
    HAP Seng Consolidated Bhd........................................  6,282,940  15,004,524
    Hap Seng Plantations Holdings Bhd................................    446,600     156,233
    Hartalega Holdings Bhd...........................................  8,815,200  11,089,524
#   Heineken Malaysia Bhd............................................    879,200   5,370,642
#*  Hengyuan Refining Co. Bhd........................................  1,526,500   1,562,601
#   HeveaBoard Bhd...................................................  5,229,900     693,069
    Hiap Teck Venture Bhd............................................ 10,677,200     509,426
#*  Hibiscus Petroleum Bhd...........................................  6,806,700   1,528,575
    Hock Seng LEE Bhd................................................  1,082,813     344,919
    Hong Leong Bank Bhd..............................................  1,701,965   7,007,971
    Hong Leong Financial Group Bhd...................................  1,435,798   5,983,737
#   Hong Leong Industries Bhd........................................    546,400   1,411,409

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
MALAYSIA -- (Continued)
#*  HSS Engineers Bhd................................................  1,966,100 $   380,457
    Hup Seng Industries Bhd..........................................  1,335,300     292,382
    I-Bhd............................................................    701,400      38,575
    IGB Bhd..........................................................    481,813     316,735
    IHH Healthcare Bhd...............................................  3,606,700   4,915,525
    IJM Corp. Bhd.................................................... 21,981,926  11,301,861
    IJM Plantations Bhd..............................................  1,227,800     449,375
#   Inari Amertron Bhd............................................... 24,358,832  11,450,476
    Inch Kenneth Kajang Rubber P.L.C.................................    113,000      16,148
    Insas Bhd........................................................  6,176,602   1,262,011
#   IOI Corp. Bhd.................................................... 10,652,877  11,118,557
#   IOI Properties Group Bhd.........................................  9,263,719   2,302,632
*   Iris Corp. Bhd................................................... 17,215,200     597,376
#*  Iskandar Waterfront City Bhd.....................................  6,490,200   1,340,100
#*  JAKS Resources Bhd...............................................  7,053,900   1,785,453
    Jaya Tiasa Holdings Bhd..........................................  4,826,939     623,238
    JHM Consolidation Bhd............................................  1,188,900     377,278
#   Karex Bhd........................................................  2,393,725     259,912
    Keck Seng Malaysia Bhd...........................................    338,000     360,250
    Kenanga Investment Bank Bhd......................................  1,499,720     172,019
    Kerjaya Prospek Group Bhd........................................  2,172,160     690,489
    Kim Loong Resources Bhd..........................................    865,260     240,142
    Kimlun Corp. Bhd.................................................    881,442     261,054
#*  KNM Group Bhd.................................................... 24,905,181   2,702,747
    Kossan Rubber Industries.........................................  7,323,200   7,268,093
    KPJ Healthcare Bhd...............................................  9,422,900   2,073,412
*   Kretam Holdings Bhd..............................................  4,698,400     411,482
*   KSL Holdings Bhd.................................................  6,620,111   1,219,588
#   Kuala Lumpur Kepong Bhd..........................................  1,526,422   7,914,277
    Kumpulan Fima BHD................................................    909,400     348,161
    Kumpulan Perangsang Selangor Bhd.................................  1,581,168     272,321
    Land & General Bhd............................................... 22,149,620     767,728
*   Landmarks Bhd....................................................  1,904,692     214,289
    LBS Bina Group Bhd...............................................  8,863,200   1,048,918
    Lii Hen Industries Bhd...........................................  1,273,600     931,272
#   Lingkaran Trans Kota Holdings Bhd................................  1,146,400   1,265,197
*   Lion Industries Corp. Bhd........................................  2,884,200     264,994
    Lotte Chemical Titan Holding Bhd.................................     46,700      27,693
    LPI Capital Bhd..................................................    463,340   1,693,969
    Magni-Tech Industries Bhd........................................  2,551,200   1,550,402
    Magnum Bhd.......................................................  5,294,200   3,544,927
#   Mah Sing Group Bhd............................................... 13,143,051   2,389,154
#   Malakoff Corp. Bhd............................................... 11,529,700   2,358,118
    Malayan Banking Bhd.............................................. 17,682,758  36,363,389
#   Malayan Flour Mills Bhd..........................................  4,397,100     739,884
*   Malayan United Industries Bhd....................................  3,994,900     190,922
    Malaysia Airports Holdings Bhd...................................  6,889,345  13,039,429
    Malaysia Building Society Bhd.................................... 16,165,602   3,382,482
*   Malaysia Marine and Heavy Engineering Holdings Bhd...............  2,804,100     576,800
#*  Malaysian Bulk Carriers Bhd......................................  4,295,323     677,160
#   Malaysian Pacific Industries Bhd.................................  1,176,925   3,013,938
    Malaysian Resources Corp. Bhd.................................... 21,247,000   3,756,232
    Malton Bhd.......................................................  4,471,300     529,180
    Matrix Concepts Holdings Bhd.....................................  4,270,337   1,930,676
    Maxis Bhd........................................................  6,468,115   8,328,573
#   MBM Resources BHD................................................  1,548,710   1,521,030
    Media Chinese International, Ltd.................................    905,600      36,827
#*  Media Prima Bhd..................................................  8,765,820     764,390
#   Mega First Corp. Bhd.............................................  1,466,400   1,550,480

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
MALAYSIA -- (Continued)
    MISC Bhd.........................................................  5,939,660 $11,830,602
    Mitrajaya Holdings Bhd...........................................  2,150,980     143,963
#   MKH Bhd..........................................................  3,092,375     938,869
#   MMC Corp. Bhd....................................................  7,112,200   1,715,597
*   MNRB Holdings Bhd................................................  3,915,340   1,075,624
*   MPHB Capital Bhd.................................................    958,500     245,170
#   Muda Holdings Bhd................................................    992,400     372,163
*   Mudajaya Group Bhd...............................................  2,587,862     222,308
    Muhibbah Engineering M Bhd.......................................  3,951,700   2,255,840
*   Mulpha International Bhd.........................................  1,885,140     897,066
    My EG Services Bhd............................................... 14,815,200   4,033,553
    Nestle Malaysia Bhd..............................................    131,500   4,550,944
#   NTPM Holdings Bhd................................................  1,527,800     182,674
*   OCK Group Bhd....................................................  2,278,500     339,465
    Oriental Holdings BHD............................................    860,640   1,338,451
    OSK Holdings Bhd.................................................  8,549,367   1,952,360
    Padini Holdings Bhd..............................................  5,507,500   4,836,890
    Panasonic Manufacturing Malaysia Bhd.............................     84,700     763,900
    Pantech Group Holdings Bhd.......................................  1,728,110     206,576
#   Paramount Corp. Bhd..............................................  2,052,775     618,455
*   Pentamaster Corp. Bhd............................................  3,059,430   3,367,118
#   Petron Malaysia Refining & Marketing Bhd.........................    878,100   1,062,287
    Petronas Chemicals Group Bhd..................................... 12,367,500  22,095,953
    Petronas Dagangan Bhd............................................  1,079,700   6,084,339
    Petronas Gas Bhd.................................................  2,236,708   8,909,421
#   PIE Industrial Bhd...............................................  1,058,600     343,835
#   Pos Malaysia Bhd.................................................  3,411,900   1,254,539
    Power Root Bhd...................................................     36,800      19,171
    PPB Group Bhd....................................................  2,431,540  10,519,057
    Press Metal Aluminium Holdings Bhd............................... 10,131,580  11,527,585
    Public Bank Bhd.................................................. 11,255,611  54,627,465
#   QL Resources Bhd.................................................  5,303,687   9,223,107
    Ranhill Holdings Bhd.............................................    674,160     204,567
    RGB International Bhd............................................  7,248,228     320,161
    RHB Bank Bhd.....................................................  5,884,619   8,094,877
*   Rimbunan Sawit Bhd...............................................    685,500      22,067
*   Salcon Bhd.......................................................  6,706,287     399,341
    Sam Engineering & Equipment M Bhd................................     87,300     166,980
    Sapura Energy Bhd................................................ 51,071,188   3,233,649
#   Sarawak Oil Palms Bhd............................................    951,691     535,261
    Scientex Bhd.....................................................  2,483,228   5,470,922
    SEG International BHD............................................    533,828      81,112
    Selangor Dredging Bhd............................................    125,500      18,457
    Serba Dinamik Holdings Bhd.......................................  4,014,100   4,002,529
    Shangri-La Hotels Malaysia Bhd...................................    382,300     457,685
    SHL Consolidated Bhd.............................................     69,300      38,000
    Sime Darby Bhd................................................... 10,357,087   5,615,722
#   Sime Darby Plantation Bhd........................................ 10,082,687  11,824,071
#   Sime Darby Property Bhd..........................................  8,357,887   1,449,200
    SKP Resources Bhd................................................  9,109,000   2,722,317
    SP Setia Bhd Group...............................................  4,929,459   1,425,840
    Star Media Group Bhd.............................................  1,268,100     145,365
*   Sumatec Resources Bhd............................................    786,700         944
    Sunway Bhd....................................................... 15,101,990   6,138,889
    Sunway Construction Group Bhd....................................  3,577,519   1,666,265
#   Supermax Corp. Bhd............................................... 12,453,300   4,372,660
    Suria Capital Holdings Bhd.......................................    335,580     112,344
#   Syarikat Takaful Malaysia Keluarga Bhd...........................  3,288,600   4,947,921
    Ta Ann Holdings Bhd..............................................  2,407,823   1,375,635

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
MALAYSIA -- (Continued)
    TA Enterprise Bhd................................................ 12,862,100 $  1,876,792
#   TA Global Bhd....................................................  9,633,540      542,019
#   Taliworks Corp. Bhd..............................................  2,956,666      643,328
    Tambun Indah Land Bhd............................................  2,204,100      395,422
    Tan Chong Motor Holdings Bhd.....................................  1,342,000      429,819
*   TDM Bhd..........................................................  4,616,680      192,883
    Telekom Malaysia Bhd.............................................  6,899,602    6,200,241
    Tenaga Nasional Bhd..............................................  9,934,181   32,899,478
    Thong Guan Industries Bhd........................................    363,600      252,016
    TIME dotCom Bhd..................................................  1,663,760    3,630,239
    Top Glove Corp. Bhd.............................................. 14,653,120   15,244,603
    Tropicana Corp. Bhd..............................................  5,719,476    1,128,947
    TSH Resources Bhd................................................  3,091,050      663,879
    Tune Protect Group Bhd...........................................  5,999,800      860,116
#   Uchi Technologies Bhd............................................  2,598,640    1,715,499
    UEM Edgenta Bhd..................................................  2,626,600    2,004,989
*   UEM Sunrise Bhd.................................................. 19,439,245    3,181,653
    UMW Holdings Bhd.................................................  3,517,606    3,727,119
    Unisem M Bhd.....................................................     29,700       16,892
    United Malacca Bhd...............................................    218,650      266,913
    United Plantations Bhd...........................................    176,600    1,054,643
    UOA Development Bhd..............................................  5,757,100    2,752,920
*   Velesto Energy Bhd............................................... 34,363,592    2,914,437
    ViTrox Corp. Bhd.................................................    894,200    1,653,143
*   Vivocom International Holdings Bhd............................... 10,418,833       37,402
#*  Vizione Holdings Bhd.............................................  1,241,742      252,094
    VS Industry Bhd.................................................. 15,204,400    5,082,993
#*  Wah Seong Corp. Bhd..............................................  3,193,739      847,657
#*  WCE Holdings Bhd.................................................  1,397,100      101,862
#*  WCT Holdings Bhd................................................. 12,055,789    2,581,009
    Wellcall Holdings Bhd............................................  3,231,850      882,899
    Westports Holdings Bhd...........................................  6,865,600    7,023,475
#   WTK Holdings Bhd.................................................  2,932,850      336,029
    Yinson Holdings Bhd..............................................  3,110,500    5,137,388
*   YNH Property Bhd.................................................  4,424,693    2,729,874
    YTL Corp. Bhd.................................................... 38,754,318    8,058,357
#   YTL Power International Bhd...................................... 11,218,459    1,839,803
                                                                                 ------------
TOTAL MALAYSIA.......................................................             806,049,962
                                                                                 ------------
MEXICO -- (3.0%)
#   ALEATICA S.A.B. de C.V...........................................     54,542       56,707
    Alfa S.A.B. de C.V., Class A..................................... 30,738,314   26,749,116
    Alpek S.A.B. de C.V..............................................  7,322,228    7,913,556
#*  Alsea S.A.B. de C.V..............................................  6,393,511   17,017,013
#   America Movil S.A.B. de C.V...................................... 48,410,715   38,327,928
#   America Movil S.A.B. de C.V., Sponsored ADR, Class L.............  4,109,882   64,977,234
    Arca Continental S.A.B. de C.V...................................  2,418,390   13,517,287
#*  Axtel S.A.B. de C.V.............................................. 11,691,331    1,756,450
    Banco del Bajio SA...............................................    621,874    1,004,748
#   Becle S.A.B. de C.V..............................................  1,010,579    1,740,466
*   Bio Pappel S.A.B. de C.V.........................................    222,356      258,923
    Bolsa Mexicana de Valores S.A.B. de C.V..........................  4,365,169    9,555,650
    Cemex S.A.B. de C.V.............................................. 19,242,144    7,232,121
    Cemex S.A.B. de C.V., Sponsored ADR..............................  5,092,821   19,199,936
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................    139,908    7,692,142
#   Coca-Cola Femsa S.A.B. de C.V....................................    328,303    1,806,336
    Consorcio ARA S.A.B. de C.V...................................... 11,391,125    2,137,705
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR...........    409,913    4,443,457
#*  Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A.......  1,056,165    1,143,106

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
MEXICO -- (Continued)
*   Corp Interamericana de Entretenimiento S.A.B. de C.V., Class B...    222,600 $   168,658
    Corp. Actinver S.A.B. de C.V.....................................     61,598      37,225
    Corp. Inmobiliaria Vesta S.A.B. de C.V...........................  5,359,405   9,024,050
    Corp. Moctezuma S.A.B. de C.V....................................    395,000   1,160,267
    Credito Real S.A.B. de C.V. SOFOM ER.............................  1,604,188   1,986,419
    Cydsa S.A.B. de C.V..............................................      6,129       8,284
#   Dine S.A.B. de C.V...............................................      7,300       3,848
#   El Puerto de Liverpool S.A.B. de C.V.............................    830,372   4,230,747
#*  Elementia S.A.B. de C.V..........................................     60,292      27,581
#*  Empresas ICA S.A.B. de C.V.......................................  4,691,828      24,632
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR................    246,788      30,149
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........    409,243  36,430,812
#*  Genomma Lab Internacional S.A.B. de C.V., Class B................  8,665,578   9,167,183
    Gentera S.A.B. de C.V............................................  8,097,479   7,997,926
    Gruma S.A.B. de C.V., Class B....................................  2,290,475  23,967,443
#*  Grupo Aeromexico S.A.B. de C.V...................................  1,246,570     966,203
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V...............  3,381,545  23,465,934
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR.........        100       5,570
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR.............    168,898  17,651,530
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........  1,235,338  12,948,364
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR..............     50,793   8,317,354
#   Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B..........    820,276  13,432,118
#   Grupo Bimbo S.A.B. de C.V., Class A..............................  8,948,375  16,699,850
#   Grupo Carso S.A.B. de C.V........................................  2,787,831   9,304,122
#   Grupo Cementos de Chihuahua S.A.B. de C.V........................    912,317   5,079,836
    Grupo Comercial Chedraui S.A. de C.V.............................  3,554,030   4,975,439
    Grupo Elektra S.A.B. de C.V......................................    295,680  21,480,664
*   Grupo Famsa S.A.B. de C.V., Class A..............................  2,953,526     830,638
    Grupo Financiero Banorte S.A.B. de C.V........................... 12,263,023  67,050,903
    Grupo Financiero Inbursa S.A.B. de C.V........................... 10,542,423  13,114,661
#*  Grupo GICSA SAB de CV............................................    815,515     213,243
*   Grupo Gigante S.A.B. de C.V., Series *...........................     41,000      74,960
#   Grupo Herdez S.A.B. de C.V.......................................  2,425,540   4,941,487
*   Grupo Hotelero Santa Fe S.A.B. de C.V............................    306,056      87,029
#   Grupo Industrial Saltillo S.A.B. de C.V..........................    277,199     345,553
    Grupo KUO S.A.B. de C.V., Class B................................    271,325     701,709
#   Grupo Lala S.A.B. de C.V.........................................  2,955,013   2,907,930
    Grupo Mexico S.A.B. de C.V., Class B............................. 24,911,849  65,774,585
#*  Grupo Pochteca S.A.B. de C.V.....................................    387,811     139,912
#   Grupo Rotoplas S.A.B. de C.V.....................................    324,310     303,632
    Grupo Sanborns S.A.B. de C.V.....................................    611,992     731,724
*   Grupo Simec S.A.B. de C.V., Sponsored ADR........................      8,806      81,103
#*  Grupo Simec S.A.B. de C.V., Class B..............................  1,365,772   4,295,439
#*  Grupo Sports World S.A.B. de C.V.................................    218,149     202,993
    Grupo Televisa S.A.B., Sponsored ADR.............................  2,153,350  23,794,518
#   Grupo Televisa S.A.B.............................................  3,812,773   8,425,700
*   Grupo Traxion S.A.B. de C.V......................................    115,439      82,514
#*  Hoteles City Express S.A.B. de C.V...............................  2,812,424   2,419,651
*   Impulsora del Desarrollo y el Empleo en America Latina S.A.B. de
      C.V............................................................  2,275,386   2,556,135
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR.................     51,000   2,745,840
    Industrias Bachoco S.A.B. de C.V., Class B.......................  1,487,230   6,686,021
#*  Industrias CH S.A.B. de C.V., Class B............................  2,269,408   9,787,128
#   Industrias Penoles S.A.B. de C.V.................................  1,124,238  13,389,282
*   Infraestructura Energetica Nova S.A.B. de C.V....................  3,042,262  13,442,792
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A................. 10,890,581  21,881,369
#*  La Comer S.A.B. de C.V...........................................  5,656,656   7,648,461
    Megacable Holdings S.A.B. de C.V.................................  2,774,845  11,391,340
*   Minera Frisco S.A.B. de C.V......................................  1,407,312     302,144
*   Minera Frisco S.A.B. de C.V., Class A1...........................  2,388,099     505,267

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
MEXICO -- (Continued)
    Nemak S.A.B. de C.V..............................................  5,209,227 $  2,220,553
#   Orbia Advance Corp. S.A.B. de C.V................................ 10,209,948   22,100,810
#   Organizacion Cultiba S.A.B. de C.V...............................    194,351      118,562
#   Organizacion Soriana S.A.B. de C.V., Class B.....................  3,396,280    4,371,476
    Promotora y Operadora de Infraestructura S.A.B. de C.V...........  1,376,860   12,728,252
    Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L.     23,958      154,435
    Qualitas Controladora S.A.B. de C.V..............................  1,409,214    6,094,275
#   Regional S.A.B. de C.V...........................................  2,914,696   15,518,580
#*  Telesites S.A.B. de C.V..........................................  6,652,414    4,319,323
#   TV Azteca S.A.B. de C.V.......................................... 11,094,156      478,681
    Unifin Financiera S.A.B. de C.V..................................    799,130    1,358,436
    Vitro S.A.B. de C.V., Class A....................................    421,013      929,067
#   Wal-Mart de Mexico S.A.B. de C.V................................. 18,521,329   55,506,699
                                                                                 ------------
TOTAL MEXICO.........................................................             867,876,901
                                                                                 ------------
NETHERLANDS -- (0.1%)
*   Prosus N.V.......................................................    235,314   16,227,013
                                                                                 ------------
PERU -- (0.1%)
    Cementos Pacasmayo SAA, ADR......................................     35,916      350,000
    Cia de Minas Buenaventura SAA, ADR...............................    157,251    2,412,230
    Credicorp, Ltd...................................................    163,353   34,964,076
*   Fossal SAA, ADR..................................................      3,794        1,633
    Grana y Montero SAA, Sponsored ADR...............................    241,360      593,746
                                                                                 ------------
TOTAL PERU...........................................................              38,321,685
                                                                                 ------------
PHILIPPINES -- (1.2%)
    8990 Holdings, Inc...............................................    507,700      150,053
    A Soriano Corp...................................................    818,000      111,026
    Aboitiz Equity Ventures, Inc.....................................  6,261,350    6,892,107
    Aboitiz Power Corp...............................................  5,917,100    4,657,650
*   AC Energy Philippines, Inc....................................... 18,745,000    1,030,155
    ACR Mining Corp..................................................     11,905          787
*   AgriNurture, Inc.................................................    201,600       53,150
    Alliance Global Group, Inc....................................... 30,331,494    6,854,046
    Alsons Consolidated Resources, Inc...............................  3,329,000       84,652
*   Altus San Nicolas Corp...........................................    439,315       44,845
*   Apex Mining Co., Inc............................................. 13,799,000      307,597
*   Atlas Consolidated Mining & Development Corp.....................  2,979,300      149,347
    Ayala Corp.......................................................  1,137,340   19,256,584
    Ayala Land, Inc.................................................. 23,565,820   22,520,157
    Bank of the Philippine Islands...................................  3,487,476    6,662,755
    BDO Unibank, Inc.................................................  5,931,143   18,092,986
    Belle Corp....................................................... 30,837,700    1,209,016
    Bloomberry Resorts Corp.......................................... 36,185,800    7,119,903
    Cebu Air, Inc....................................................  2,776,110    5,050,156
    Cebu Holdings, Inc...............................................  2,065,000      248,061
*   CEMEX Holdings Philippines, Inc.................................. 11,700,600      578,710
    Century Pacific Food, Inc........................................  5,402,950    1,594,603
    Century Properties Group, Inc....................................  1,153,062       13,605
    Chelsea Logistics and Infrastructure Holdings Corp...............  1,584,100      208,534
    China Banking Corp...............................................  1,704,390      846,425
    China Lotsynergy Holdings Ltd....................................  1,686,000      119,551
    Cirtek Holdings Philippines Corp.................................    836,990      143,531
    COL Financial Group, Inc.........................................    133,700       47,437
    Cosco Capital, Inc............................................... 16,153,600    2,197,069
    D&L Industries, Inc.............................................. 24,472,100    4,113,338
    DMCI Holdings, Inc............................................... 37,136,100    5,999,777

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
                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
PHILIPPINES -- (Continued)
*   DoubleDragon Properties Corp.....................................   3,565,190 $ 1,421,917
    Eagle Cement Corp................................................     436,200     133,221
*   East West Banking Corp...........................................   7,016,850   1,739,028
    EEI Corp.........................................................   4,629,600     934,771
*   Emperador, Inc...................................................   4,131,000     569,830
*   Empire East Land Holdings, Inc...................................   9,780,000      94,462
    Filinvest Development Corp.......................................     267,400      69,669
    Filinvest Land, Inc.............................................. 149,204,687   4,700,693
    First Gen Corp...................................................  12,736,900   6,221,902
    First Philippine Holdings Corp...................................   2,644,930   4,112,268
*   Global Ferronickel Holdings, Inc.................................  15,050,176     557,189
*   Global-Estate Resorts, Inc.......................................     647,000      16,194
    Globe Telecom, Inc...............................................     217,920   7,833,041
    GT Capital Holdings, Inc.........................................     369,942   6,511,822
*   Holcim Philippines, Inc..........................................     155,100      44,552
    Integrated Micro-Electronics, Inc................................   6,861,640   1,069,315
    International Container Terminal Services, Inc...................   4,868,972  11,382,554
    JG Summit Holdings, Inc..........................................   7,393,650  11,097,360
    Jollibee Foods Corp..............................................   2,380,377  10,876,756
*   Lepanto Consolidated Mining Co...................................  21,881,244      46,099
    Lopez Holdings Corp..............................................  21,058,200   1,789,706
    LT Group, Inc....................................................  13,785,400   3,623,872
    MacroAsia Corp...................................................   1,936,930     786,092
    Manila Electric Co...............................................   1,246,800   8,315,355
    Manila Water Co., Inc............................................  10,601,400   4,145,084
    Max's Group, Inc.................................................   1,623,500     423,435
*   Megawide Construction Corp.......................................  10,111,070   3,524,488
    Megaworld Corp...................................................  92,647,300   8,812,568
    METRO PACIFIC Corp. COM..........................................     225,000           0
    Metro Pacific Investments Corp...................................  82,904,500   7,832,779
    Metro Retail Stores Group, Inc...................................   1,646,000      78,798
    Metropolitan Bank & Trust Co.....................................   4,864,479   6,475,645
    Nickel Asia Corp.................................................  21,346,340   1,685,316
    Pepsi-Cola Products Philippines, Inc.............................  12,190,791     407,931
    Petron Corp......................................................  24,252,000   2,393,543
*   Philex Mining Corp...............................................   2,787,050     194,054
*   Philippine National Bank.........................................   3,161,766   2,796,751
    Philippine Stock Exchange, Inc. (The)............................      84,552     291,556
    Philtown Properties, Inc.........................................      16,675           0
    Phoenix Petroleum Philippines, Inc...............................   2,579,970     559,111
    Pilipinas Shell Petroleum Corp...................................   1,357,940     909,689
#   PLDT, Inc., Sponsored ADR........................................     283,393   5,914,412
    PLDT, Inc........................................................     307,745   6,622,514
    Premium Leisure Corp.............................................  46,815,000     617,720
    Puregold Price Club, Inc.........................................   6,982,980   5,616,755
*   PXP Energy Corp..................................................   2,907,200     734,359
    RFM Corp.........................................................   6,096,300     647,138
    Rizal Commercial Banking Corp....................................   2,919,464   1,477,820
    Robinsons Land Corp..............................................  22,817,318  11,435,542
    Robinsons Retail Holdings, Inc...................................   2,024,350   3,026,619
    San Miguel Corp..................................................   3,829,030  12,603,634
    San Miguel Food and Beverage, Inc................................     606,460   1,099,920
    Security Bank Corp...............................................   1,789,498   7,021,236
    Semirara Mining & Power Corp.....................................   8,697,000   4,001,719
    Shakey's Pizza Asia Ventures, Inc................................     366,600      83,002
    SM Investments Corp..............................................     489,420   9,921,727
    SM Prime Holdings, Inc...........................................  23,658,690  18,165,362
    SSI Group, Inc...................................................   6,515,000     331,146
    STI Education Systems Holdings, Inc..............................  18,553,000     248,604

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
PHILIPPINES -- (Continued)
*   Top Frontier Investment Holdings, Inc............................    155,417 $    705,726
    Union Bank Of Philippines........................................  1,482,222    1,756,532
    Universal Robina Corp............................................  3,846,430   11,427,044
    Vista Land & Lifescapes, Inc..................................... 60,324,800    9,140,526
    Vistamalls, Inc..................................................    912,800      100,420
    Wilcon Depot, Inc................................................  1,812,000      589,084
                                                                                 ------------
TOTAL PHILIPPINES....................................................             354,124,590
                                                                                 ------------
POLAND -- (1.3%)
*   AB SA............................................................      2,455       12,896
    Agora SA.........................................................    200,677      530,941
#*  Alior Bank SA....................................................    741,575    5,239,217
    Alumetal SA......................................................     12,496      113,923
    Amica SA.........................................................     30,867      943,780
*   AmRest Holdings SE...............................................    223,521    2,767,584
    Apator SA........................................................     37,049      205,699
    Asseco Poland SA.................................................    860,458   11,570,071
#   Bank Handlowy w Warszawie SA.....................................    177,158    2,365,387
*   Bank Millennium SA...............................................  3,868,557    6,227,576
#   Bank Polska Kasa Opieki SA.......................................    317,973    8,979,784
#*  Bioton SA........................................................    361,374      401,515
#*  Boryszew SA......................................................  1,773,783    1,997,459
#   Budimex SA.......................................................    104,422    3,606,326
#   CCC SA...........................................................    197,569    5,771,922
#   CD Projekt SA....................................................    370,488   24,457,280
#*  Ciech SA.........................................................    435,984    3,701,830
    ComArch SA.......................................................     12,830      589,951
    Cyfrowy Polsat SA................................................  1,467,167   10,642,038
    Develia SA.......................................................  1,220,181      782,294
#*  Dino Polska SA...................................................    159,693    6,223,232
    Dom Development SA...............................................     13,920      309,009
    Echo Investment SA...............................................     77,840       89,639
*   Enea SA..........................................................  2,477,456    5,474,692
#*  Energa SA........................................................  1,203,679    1,938,637
    Eurocash SA......................................................    776,433    4,455,155
*   Fabryki Mebli Forte SA...........................................    109,669      738,348
    Famur SA.........................................................    535,751      507,673
    Firma Oponiarska Debica SA.......................................     16,334      341,928
#*  Getin Noble Bank SA..............................................  4,003,506      313,235
    Globe Trade Centre SA............................................    296,005      732,627
*   Grupa Azoty SA...................................................    244,855    2,250,115
*   Grupa Azoty Zaklady Chemiczne Police SA..........................     17,834       62,554
    Grupa Kety SA....................................................     64,967    5,213,182
    Grupa Lotos SA...................................................  1,369,854   34,209,458
    ING Bank Slaski SA...............................................    122,454    6,217,120
    Inter Cars SA....................................................     26,821    1,364,913
#   Jastrzebska Spolka Weglowa SA....................................    503,539    2,558,542
    Kernel Holding SA................................................    546,752    6,077,943
#*  KGHM Polska Miedz SA.............................................  1,242,835   27,247,460
#   KRUK SA..........................................................    152,214    5,788,158
*   Lentex SA........................................................     32,158       61,772
    LPP SA...........................................................      6,045   12,913,094
#   Lubelski Wegiel Bogdanka SA......................................     86,138      816,537
*   mBank SA.........................................................     74,734    7,472,010
*   Netia SA.........................................................    906,948    1,092,685
    Neuca SA.........................................................      7,790      734,847
    NEWAG SA.........................................................        511        2,476
*   Orange Polska SA.................................................  4,915,487    8,054,100
#*  PGE Polska Grupa Energetyczna SA.................................  4,812,962   10,319,754

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
POLAND -- (Continued)
    PKP Cargo SA.....................................................    108,706 $    683,269
*   Polnord SA.......................................................    302,992      240,346
    Polski Koncern Naftowy Orlen S.A.................................  2,185,406   59,755,756
    Polskie Gornictwo Naftowe i Gazownictwo SA.......................  5,488,247    6,761,611
    Powszechna Kasa Oszczednosci Bank Polski SA......................  2,405,705   24,020,706
    Powszechny Zaklad Ubezpieczen SA.................................  2,248,472   21,758,680
*   Rafako SA........................................................    461,882      126,310
    Santander Bank Polska SA.........................................    116,088    9,523,141
    Stalexport Autostrady SA.........................................    715,197      573,521
    Stalprodukt SA...................................................     10,002      597,433
#*  Tauron Polska Energia SA......................................... 11,694,698    5,061,507
    VRG SA...........................................................    988,725    1,048,838
    Warsaw Stock Exchange............................................    230,630    2,332,880
    Wawel SA.........................................................        590       96,134
*   Zespol Elektrowni Patnow Adamow Konin SA.........................     49,544       86,924
                                                                                 ------------
TOTAL POLAND.........................................................             377,155,424
                                                                                 ------------
RUSSIA -- (1.7%)
    Etalon Group P.L.C., GDR.........................................    650,174    1,156,323
    Etalon Group P.L.C., GDR.........................................    365,867      651,243
    Gazprom PJSC, Sponsored ADR......................................  6,583,688   52,780,413
    Gazprom PJSC, Sponsored ADR......................................  1,937,900   15,527,424
    Globaltrans Investment P.L.C., GDR...............................    193,097    1,652,891
    Globaltrans Investment P.L.C., GDR...............................    306,322    2,619,053
    Lukoil PJSC, Sponsored ADR.......................................     85,841    7,902,522
    Lukoil PJSC, Sponsored ADR.......................................    868,336   80,019,788
    Magnitogorsk Iron & Steel Works PJSC, GDR........................    724,938    5,319,646
    Magnitogorsk Iron & Steel Works PJSC, GDR........................      1,272        9,298
*   Mail.Ru Group, Ltd., GDR.........................................     83,777    1,768,432
*   Mail.Ru Group, Ltd., GDR.........................................     51,069    1,084,706
*   Mechel PJSC, Sponsored ADR.......................................    365,198      679,269
    MMC Norilsk Nickel PJSC, ADR.....................................    293,397    8,137,366
    MMC Norilsk Nickel PJSC, ADR.....................................  1,034,973   28,713,331
    Mobile TeleSystems PJSC, Sponsored ADR...........................     83,981      751,630
    Novatek PJSC, GDR................................................    111,723   23,968,350
    Novatek PJSC, GDR................................................      6,898    1,476,172
    Novolipetsk Steel PJSC, GDR......................................    348,244    6,825,964
    Novolipetsk Steel PJSC, GDR......................................     98,256    1,921,887
    O'Key Group SA, GDR..............................................     71,285      111,013
    PhosAgro PJSC, GDR...............................................    307,967    3,878,661
    PhosAgro PJSC, GDR...............................................     96,394    1,212,637
    POLYUS PJSC......................................................      6,695      394,001
    Ros Agro P.L.C., GDR.............................................    135,725    1,450,800
    Ros Agro P.L.C., GDR.............................................     12,318      131,556
    Rosneft Oil Co. PJSC, GDR........................................  1,315,737    8,712,810
    Rosneft Oil Co. PJSC, GDR........................................  2,952,866   19,624,331
    Rostelecom PJSC, Sponsored ADR...................................    240,907    1,774,280
    Rostelecom PJSC, Sponsored ADR...................................    164,180    1,191,668
    RusHydro PJSC, ADR...............................................     16,841       12,968
    RusHydro PJSC, ADR...............................................  4,579,241    3,433,277
    Sberbank of Russia PJSC, Sponsored ADR...........................  7,703,042  113,437,292
    Severstal PJSC, GDR..............................................    650,882    8,896,578
    Severstal PJSC, GDR..............................................     83,677    1,143,028
    Tatneft PJSC, Sponsored ADR......................................    723,504   50,734,213
    Tatneft PJSC, Sponsored ADR......................................     18,038    1,257,880
    TMK PJSC, GDR....................................................    384,091    1,240,614
    TMK PJSC, GDR....................................................     80,338      260,294
    VEON, Ltd........................................................  2,944,610    7,067,064
    VTB Bank PJSC, GDR...............................................  3,938,248    5,234,511

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
RUSSIA -- (Continued)
    VTB Bank PJSC, GDR...............................................  4,905,012 $  6,518,761
    X5 Retail Group NV, GDR..........................................    398,885   13,339,404
    X5 Retail Group NV, GDR..........................................     97,633    3,266,800
                                                                                 ------------
TOTAL RUSSIA.........................................................             497,290,149
                                                                                 ------------
SOUTH AFRICA -- (6.4%)
    Absa Group, Ltd..................................................  7,398,117   75,875,670
#   Adcock Ingram Holdings, Ltd......................................    870,543    3,245,682
    Adcorp Holdings, Ltd.............................................    391,159      354,333
    Advtech, Ltd.....................................................  4,665,918    3,464,468
    AECI, Ltd........................................................  1,505,901    9,725,954
    African Oxygen, Ltd..............................................    788,354    1,095,795
*   African Phoenix Investments, Ltd.................................  4,780,514      240,477
    African Rainbow Minerals, Ltd....................................  1,848,528   18,519,856
    Afrimat, Ltd.....................................................    128,505      271,828
    Alexander Forbes Group Holdings, Ltd.............................  1,844,172      631,567
    Allied Electronics Corp., Ltd., Class A..........................    390,373      654,768
#   Alviva Holdings, Ltd.............................................  1,442,572    1,384,550
    Anglo American Platinum, Ltd.....................................    308,849   23,067,731
    AngloGold Ashanti, Ltd...........................................    767,264   16,970,575
    AngloGold Ashanti, Ltd., Sponsored ADR...........................  4,151,296   91,660,616
#*  ArcelorMittal South Africa, Ltd..................................  1,769,762      206,091
*   Ascendis Health, Ltd.............................................    834,386      207,731
*   Aspen Pharmacare Holdings, Ltd...................................  1,677,293   11,709,006
    Assore, Ltd......................................................    251,813    4,241,424
    Astral Foods, Ltd................................................    638,271    6,799,458
*   Aveng, Ltd....................................................... 42,695,535       56,511
    AVI, Ltd.........................................................  4,002,127   22,979,591
    Balwin Properties, Ltd...........................................     21,544        4,841
    Barloworld, Ltd..................................................  3,941,509   31,394,021
#   Bid Corp., Ltd...................................................  2,192,811   51,156,543
#   Bidvest Group, Ltd. (The)........................................  3,483,543   47,553,285
*   Blue Label Telecoms, Ltd.........................................  5,266,000      963,480
#*  Brait SE.........................................................  1,641,851    1,858,021
#   Capitec Bank Holdings, Ltd.......................................    306,160   27,829,913
    Cashbuild, Ltd...................................................    270,933    3,945,521
    Caxton and CTP Publishers and Printers, Ltd......................    433,083      208,784
    City Lodge Hotels, Ltd...........................................    368,440    1,948,330
#   Clicks Group, Ltd................................................  2,284,939   37,143,698
    Coronation Fund Managers, Ltd....................................  2,519,430    7,091,779
    Curro Holdings, Ltd..............................................    426,015      512,882
    DataTec, Ltd.....................................................  3,761,420    8,978,544
    Dis-Chem Pharmacies, Ltd.........................................    518,557      820,893
#   Discovery, Ltd...................................................  3,016,001   24,009,052
    Distell Group Holdings, Ltd......................................    348,539    3,085,234
    DRDGOLD, Ltd.....................................................    993,287      506,681
*   enX Group, Ltd...................................................    187,307      130,066
#*  EOH Holdings, Ltd................................................  1,293,416    1,337,336
    Evraz Highveld Steel And Vanad...................................     35,483            0
#   Exxaro Resources, Ltd............................................  2,311,265   18,895,918
#   Famous Brands, Ltd...............................................    838,991    4,379,880
    FirstRand, Ltd................................................... 24,463,490  105,755,190
#   Foschini Group, Ltd. (The).......................................  2,538,773   29,279,282
    Gold Fields, Ltd.................................................  1,088,393    6,759,337
    Gold Fields, Ltd., Sponsored ADR................................. 10,013,640   61,884,295
*   Grand Parade Investments, Ltd....................................    885,554      203,100
*   Grindrod Shipping Holdings, Ltd..................................    148,785      971,782
    Grindrod, Ltd....................................................  6,240,480    1,999,107
*   Harmony Gold Mining Co., Ltd.....................................  2,443,400    8,494,595

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
SOUTH AFRICA -- (Continued)
#*  Harmony Gold Mining Co., Ltd., Sponsored ADR.....................  4,160,002 $ 14,476,807
    Hudaco Industries, Ltd...........................................    339,423    2,451,381
    Hulamin, Ltd.....................................................    509,731       78,324
#*  Impala Platinum Holdings, Ltd....................................  5,265,648   36,253,804
    Imperial Logistics, Ltd..........................................  2,380,058    8,931,722
    Investec, Ltd....................................................  2,554,822   14,516,778
#   Invicta Holdings, Ltd............................................    139,879      189,637
    Italtile, Ltd....................................................    481,636      446,348
#   JSE, Ltd.........................................................  1,074,498    9,242,867
    KAP Industrial Holdings, Ltd.....................................  9,505,303    2,924,385
    Kumba Iron Ore, Ltd..............................................    728,314   17,746,096
    Lewis Group, Ltd.................................................  1,279,414    2,375,509
    Liberty Holdings, Ltd............................................  2,090,041   16,096,286
    Life Healthcare Group Holdings, Ltd.............................. 16,127,252   25,469,612
*   Long4Life, Ltd...................................................  1,677,020      467,225
#   Massmart Holdings, Ltd...........................................  1,504,451    4,267,869
    Merafe Resources, Ltd............................................ 11,698,336      696,691
    Metair Investments, Ltd..........................................  1,716,735    2,792,632
    MiX Telematics, Ltd., Sponsored ADR..............................     40,982      515,963
    Momentum Metropolitan Holdings................................... 14,002,106   18,699,335
    Motus Holdings Ltd...............................................    194,235      920,180
    Mpact, Ltd.......................................................  1,816,748    1,864,590
    Mr. Price Group, Ltd.............................................  2,053,573   21,714,133
#   MTN Group, Ltd................................................... 15,515,059   96,031,720
#*  MultiChoice Group, Ltd...........................................    904,538    7,533,374
    Murray & Roberts Holdings, Ltd...................................  4,260,045    3,161,922
*   Nampak, Ltd......................................................  7,185,786    3,823,593
    Naspers, Ltd., Class N...........................................    671,488   95,021,253
    Nedbank Group, Ltd...............................................  2,468,422   37,446,674
    NEPI Rockcastle P.L.C............................................  1,157,316   10,078,237
    Netcare, Ltd..................................................... 10,377,594   11,751,469
#*  Northam Platinum, Ltd............................................  3,645,624   24,617,398
    Novus Holdings, Ltd..............................................    161,502       28,772
    Oceana Group, Ltd................................................    781,163    3,453,756
    Old Mutual, Ltd..................................................  4,195,756    5,456,306
#   Omnia Holdings, Ltd..............................................  1,714,488    2,938,785
#   Peregrine Holdings, Ltd..........................................  2,992,310    3,688,631
    Pick n Pay Stores, Ltd...........................................  3,835,073   16,754,124
    Pioneer Foods Group, Ltd.........................................  1,076,559    7,661,149
*   PPC, Ltd......................................................... 14,441,527    3,682,713
    PSG Group, Ltd...................................................    900,839   14,086,508
    PSG Konsult, Ltd.................................................     39,653       23,347
    Raubex Group, Ltd................................................  1,725,394    2,227,544
    RCL Foods, Ltd...................................................    218,443      136,461
    Reunert, Ltd.....................................................  2,210,742   10,454,309
#   Rhodes Food Group Pty, Ltd.......................................    538,736      550,252
*   Royal Bafokeng Platinum, Ltd.....................................    550,153    1,598,528
#   Sanlam, Ltd...................................................... 12,134,426   63,861,561
    Santam, Ltd......................................................    363,141    6,787,540
    Sappi, Ltd.......................................................  6,439,075   16,535,164
#   Sasol, Ltd.......................................................  1,932,095   35,026,339
#   Sasol, Ltd., Sponsored ADR.......................................  1,128,917   20,433,398
    Shoprite Holdings, Ltd...........................................  3,413,393   30,585,656
#*  Sibanye Gold, Ltd................................................ 12,358,259   23,860,021
*   Sibanye Gold, Ltd., Sponsored ADR................................  2,222,764   17,004,147
    SPAR Group, Ltd. (The)...........................................  2,288,457   30,789,410
    Spur Corp., Ltd..................................................    574,906    1,025,402
#*  Stadio Holdings, Ltd.............................................    610,868       93,371
    Standard Bank Group, Ltd.........................................  9,354,999  107,397,689

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
SOUTH AFRICA -- (Continued)
#*  Steinhoff International Holdings NV.............................. 10,257,445 $      665,665
*   Sun International, Ltd...........................................  1,333,978      3,605,794
#*  Super Group, Ltd.................................................  5,137,727      9,601,509
#   Telkom SA SOC, Ltd...............................................  3,814,898     17,439,610
    Tiger Brands, Ltd................................................  1,278,910     18,160,278
*   Tongaat Hulett, Ltd..............................................  1,197,561        785,205
    Transaction Capital, Ltd.........................................  1,472,330      2,147,701
*   Trencor, Ltd.....................................................    952,307      1,894,991
#   Truworths International, Ltd.....................................  5,580,780     19,779,793
    Tsogo Sun Gaming, Ltd............................................  4,751,774      3,907,802
*   Tsogo Sun Hotels, Ltd............................................     45,493         11,003
    Vodacom Group, Ltd...............................................  3,855,428     33,682,261
    Wilson Bayly Holmes-Ovcon, Ltd...................................    685,196      6,408,319
    Woolworths Holdings, Ltd.........................................  9,828,528     37,367,378
                                                                                 --------------
TOTAL SOUTH AFRICA...................................................             1,856,667,078
                                                                                 --------------
SOUTH KOREA -- (15.5%)
#*  3S Korea Co., Ltd................................................     61,927        176,609
#   ABco Electronics Co., Ltd........................................     75,429        309,468
#*  Able C&C Co., Ltd................................................     79,021        805,972
#   ABOV Semiconductor Co., Ltd......................................    110,227        550,247
#*  Abpro Bio Co., Ltd...............................................  1,040,790        910,082
#*  Ace Technologies Corp............................................     95,509        600,347
#*  Actoz Soft Co., Ltd..............................................     38,947        402,180
#   ADTechnology Co., Ltd............................................     13,196        172,594
#*  Advanced Cosmeceutical Technology Co., Ltd.......................     19,800         57,182
#*  Advanced Digital Chips, Inc......................................    171,610        165,811
    Advanced Digital Chips, Inc. Rights..............................    108,041         16,437
#   Advanced Nano Products Co., Ltd..................................     45,795        653,540
#   Advanced Process Systems Corp....................................     16,979        392,677
#   Aekyung Petrochemical Co., Ltd...................................    169,608      1,106,806
#   AfreecaTV Co., Ltd...............................................     84,123      5,333,593
#*  Agabang&Company..................................................    211,821        666,010
#   Ahn-Gook Pharmaceutical Co., Ltd.................................     47,358        480,627
    Ahnlab, Inc......................................................     34,822      1,840,107
#   AJ Networks Co., Ltd.............................................    154,753        550,820
*   AJ Rent A Car Co., Ltd...........................................    216,434      2,052,696
#*  Ajin Industrial Co., Ltd.........................................    222,120        526,267
    AK Holdings, Inc.................................................     65,829      1,767,157
#*  Alticast Corp....................................................     77,513        152,554
#   ALUKO Co., Ltd...................................................    387,169        770,878
*   Aminologics Co., Ltd.............................................     99,988        172,648
    Amorepacific Corp................................................     80,001     13,161,207
    AMOREPACIFIC Group...............................................     94,978      6,883,312
#*  Amotech Co., Ltd.................................................     71,810      1,454,293
*   Anam Electronics Co., Ltd........................................    181,539        327,438
#*  Ananti, Inc......................................................    134,572      1,314,929
#   Anapass, Inc.....................................................     38,606        900,811
#*  Aprogen Healthcare & Games, Inc..................................    172,736         86,195
#*  Aprogen KIC, Inc.................................................     11,732         22,092
*   Aprogen pharmaceuticals, Inc.....................................     70,958         68,286
#*  APS Holdings Corp................................................    225,343      1,779,509
#   Asia Cement Co., Ltd.............................................     20,821      1,498,647
    ASIA Holdings Co., Ltd...........................................     13,085      1,264,110
#   Asia Paper Manufacturing Co., Ltd................................     62,764      1,571,672
*   Asiana Airlines, Inc.............................................  1,495,642      6,840,602
#   Atec Co., Ltd....................................................     32,288        267,526
#*  A-Tech Solution Co., Ltd.........................................     36,570        256,468
#   Atinum Investment Co., Ltd.......................................    409,667        661,423

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#   AUK Corp.........................................................   263,933 $   472,187
#   Aurora World Corp................................................    65,735     674,149
#   Austem Co., Ltd..................................................   211,715     385,314
#   Autech Corp......................................................   167,394   1,717,478
#   Avaco Co., Ltd...................................................   101,289     488,144
#   Avatec Co., Ltd..................................................    19,435     135,126
#   Baiksan Co., Ltd.................................................   114,849     700,427
#*  Barun Electronics Co., Ltd.......................................   447,625      30,154
#*  Barunson Entertainment & Arts Corp...............................   269,424     374,430
#   Bcworld Pharm Co., Ltd...........................................    25,226     267,971
    BGF Co., Ltd.....................................................   827,417   4,083,881
    BGF retail Co., Ltd..............................................     2,274     348,281
#*  BH Co., Ltd......................................................   180,247   3,523,615
*   Binex Co., Ltd...................................................   125,311     944,057
    Binggrae Co., Ltd................................................    34,792   1,644,706
#*  Biolog Device Co., Ltd...........................................   170,537     262,469
#*  BioSmart Co., Ltd................................................   123,860     493,292
#*  Biotoxtech Co., Ltd..............................................    54,860     323,132
#*  Biovill Co., Ltd.................................................   109,654      57,786
#*  BIT Computer Co., Ltd............................................    55,474     187,200
    Bixolon Co., Ltd.................................................    35,044     161,399
#*  Bluecom Co., Ltd.................................................   136,842     357,051
    BNK Financial Group, Inc......................................... 2,059,449  12,299,806
#   Boditech Med, Inc................................................    64,797     475,020
#*  Bohae Brewery Co., Ltd...........................................   813,709     760,702
#   BoKwang Industry Co., Ltd........................................   105,286     397,711
#   Bolak Co., Ltd...................................................    39,990      71,429
    Bookook Securities Co., Ltd......................................    12,042     224,346
#*  Boryung Medience Co., Ltd........................................    37,164     260,149
    Boryung Pharmaceutical Co., Ltd..................................   126,397   1,458,222
#*  Bosung Power Technology Co., Ltd.................................   276,470     501,715
#*  Brain Contents Co., Ltd..........................................   748,568     414,154
*   Bubang Co., Ltd..................................................   230,831     598,945
    Bukwang Pharmaceutical Co., Ltd..................................    51,848     648,906
    Busan City Gas Co., Ltd..........................................     1,989      61,951
    BYC Co., Ltd.....................................................       588     119,474
#*  BYON Co., Ltd....................................................   146,553     169,259
    Byucksan Corp....................................................   471,714     792,540
#*  CammSys Corp.....................................................   574,596   1,552,154
    Capro Corp.......................................................   371,761   1,082,006
#*  Caregen Co., Ltd.................................................    12,761     629,303
    Castec Korea Co., Ltd............................................     6,753      16,022
    Cell Biotech Co., Ltd............................................    47,614     795,138
#*  Celltrion Pharm, Inc.............................................    47,473   1,626,641
#*  Celltrion, Inc...................................................   237,091  40,578,111
    Changhae Ethanol Co., Ltd........................................    66,333     716,219
#*  Charm Engineering Co., Ltd.......................................   391,763     324,445
    Cheil Worldwide, Inc.............................................   356,350   7,574,395
#*  Chemtronics Co., Ltd.............................................    87,309   1,070,926
#   Cheryong Electric Co., Ltd.......................................    41,558     213,407
#   Cheryong Industrial Co. Ltd/new..................................    30,580     144,730
#*  ChinHung International, Inc......................................   115,198     224,421
    Chinyang Holdings Corp...........................................   149,111     323,573
#*  Choa Pharmaceutical Co...........................................    86,412     292,342
    Choheung Corp....................................................       245      31,394
#   Chokwang Paint, Ltd..............................................    53,005     273,932
    Chong Kun Dang Pharmaceutical Corp...............................    52,476   4,316,324
    Chongkundang Holdings Corp.......................................    23,773   1,853,068
#   Choong Ang Vaccine Laboratory....................................    45,131     714,951

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
#*  Chorokbaem Media Co., Ltd........................................ 468,376 $   571,554
#   Chosun Refractories Co., Ltd.....................................   3,426     257,683
#   Chungdahm Learning, Inc..........................................  65,862   1,082,251
    CJ CGV Co., Ltd.................................................. 133,334   3,858,211
    CJ CheilJedang Corp..............................................  67,650  13,296,491
    CJ Corp.......................................................... 150,626  10,646,672
    CJ ENM Co., Ltd..................................................  22,219   3,144,617
    CJ Freshway Corp.................................................  67,862   1,480,582
    CJ Hello Co., Ltd................................................ 420,712   2,204,376
#*  CJ Logistics Corp................................................  37,770   5,111,641
#*  CJ Seafood Corp.................................................. 119,537     299,356
#   CKD Bio Corp.....................................................  30,566     812,228
#   Clean & Science Co., Ltd.........................................  44,547   1,112,737
#*  CLIO Cosmetics Co., Ltd..........................................  14,021     232,093
#*  CMG Pharmaceutical Co., Ltd...................................... 335,957     871,500
#*  CODI-M Co., Ltd.................................................. 205,929      93,195
    Com2uSCorp.......................................................  47,494   4,004,161
#   Commax Co., Ltd..................................................  63,295     213,601
*   Coreana Cosmetics Co., Ltd....................................... 119,739     394,096
    Cosmax BTI, Inc..................................................  40,292     500,614
    COSMAX NBT Inc...................................................  76,140     436,940
#   Cosmax, Inc......................................................  52,064   3,559,988
    Cosmecca Korea Co., Ltd..........................................  16,664     185,873
#*  CosmoAM&T Co., Ltd............................................... 105,035     712,336
#*  Cosmochemical Co., Ltd...........................................  80,444     424,536
#*  COSON Co., Ltd...................................................  72,330     431,312
#   Coweaver Co., Ltd................................................  28,980     256,363
#   COWELL FASHION Co., Ltd.......................................... 379,463   2,002,158
#*  Creative & Innovative System..................................... 154,207     310,684
#   Crown Confectionery Co., Ltd.....................................  29,181     207,443
#   CROWNHAITAI Holdings Co., Ltd.................................... 103,175     911,950
#*  CrucialTec Co., Ltd.............................................. 505,558     419,547
    CS Wind Corp.....................................................  29,266     818,828
#*  CTC BIO, Inc.....................................................  54,395     286,683
#*  CTGen Co., Ltd................................................... 181,494     427,978
    Cuckoo Holdings Co., Ltd.........................................   6,897     613,522
    Cuckoo Homesys Co., Ltd..........................................  26,782     888,132
*   Curo Co., Ltd.................................................... 500,985     340,249
#*  CUROCOM Co., Ltd................................................. 140,600     140,375
#*  Curoholdings Co., Ltd............................................ 296,693     129,655
#   Cymechs, Inc.....................................................  53,590     487,809
#   D.I Corp......................................................... 230,952     607,272
#*  DA Technology Co., Ltd...........................................  40,570      68,774
#   Dae Dong Industrial Co., Ltd..................................... 149,055     776,669
    Dae Han Flour Mills Co., Ltd.....................................  11,940   1,575,358
    Dae Hwa Pharmaceutical Co., Ltd..................................  66,591     779,089
#   Dae Hyun Co., Ltd................................................ 307,246     666,665
#*  Dae Won Chemical Co., Ltd........................................ 217,139     258,188
    Dae Won Kang Up Co., Ltd......................................... 220,492     676,619
#*  Dae Young Packaging Co., Ltd..................................... 765,181     707,247
#   Daea TI Co., Ltd................................................. 256,268   1,239,192
#   Daebongls Co., Ltd...............................................  47,429     301,380
#   Daechang Co., Ltd................................................ 481,457     500,773
    Daechang Forging Co., Ltd........................................   3,604      88,745
    Daeduck Electronics Co........................................... 453,604   4,161,596
    Daegu Department Store...........................................  24,077     114,985
#*  Daehan New Pharm Co., Ltd........................................ 115,615   1,151,280
    Daehan Steel Co., Ltd............................................ 154,679     812,152
#   Dae-Il Corp...................................................... 279,663     559,316

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CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#*  Daejoo Electronic Materials Co., Ltd.............................    42,465 $   671,858
    Daekyo Co., Ltd..................................................   173,691     918,390
#   Daelim B&Co Co., Ltd.............................................    91,182     308,826
#*  Daelim C&S Co., Ltd..............................................    24,536     154,013
    Daelim Industrial Co., Ltd.......................................   237,111  18,430,511
#*  Daemyung Corp. Co., Ltd..........................................   244,531     339,488
#   Daeryuk Can Co., Ltd.............................................   102,785     374,547
    Daesang Corp.....................................................   259,551   4,779,869
#   Daesang Holdings Co., Ltd........................................   199,491   1,136,962
    Daesung Energy Co., Ltd..........................................    13,173      61,232
#*  Daesung Industrial Co., Ltd......................................   169,597     534,945
#*  Daesung Private Equity, Inc......................................   148,393     214,512
#*  Daewon Cable Co., Ltd............................................   271,441     276,228
#   Daewon Media Co., Ltd............................................    63,778     388,431
#   Daewon Pharmaceutical Co., Ltd...................................   106,745   1,433,973
#   Daewon San Up Co., Ltd...........................................    94,430     444,480
#*  Daewoo Electronic Components Co., Ltd............................   123,572     243,831
*   Daewoo Engineering & Construction Co., Ltd.......................   864,251   3,222,813
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................   221,872   5,350,862
    Daewoong Co., Ltd................................................   130,911   1,601,478
    Daewoong Pharmaceutical Co., Ltd.................................    13,494   1,764,570
*   Dahaam E-Tec Co., Ltd............................................     1,420      36,554
    Daihan Pharmaceutical Co., Ltd...................................    47,140   1,275,113
#   Daishin Information & Communication..............................    14,863      19,300
    Daishin Securities Co., Ltd......................................   437,089   4,671,923
#*  Danal Co., Ltd...................................................   231,009     684,873
#   Danawa Co., Ltd..................................................    37,501     786,387
#   Daou Data Corp...................................................   238,888   1,633,308
    Daou Technology, Inc.............................................   356,406   5,538,689
#*  Dasan Networks, Inc..............................................    95,640     671,950
#   Dawonsys Co., Ltd................................................    82,802   1,058,440
#*  Dayou Automotive Seat Technology Co., Ltd........................   741,131     544,554
#*  Dayou Plus Co., Ltd..............................................   397,817     263,241
    DB Financial Investment Co., Ltd.................................   369,496   1,338,900
    DB HiTek Co., Ltd................................................   479,680   6,997,663
    DB Insurance Co., Ltd............................................   566,951  24,580,503
#*  DB, Inc..........................................................   938,142     633,286
#   DCM Corp.........................................................    31,333     328,120
    Dentium Co., Ltd.................................................     8,968     458,545
#*  Deutsch Motors, Inc..............................................   181,168   1,255,463
#   Development Advance Solution Co., Ltd............................    31,713     148,177
    DGB Financial Group, Inc......................................... 1,332,948   8,047,107
#   DHP Korea Co., Ltd...............................................    71,327     467,178
#   DI Dong Il Corp..................................................    11,952     740,814
    Digital Chosun Co., Ltd..........................................   169,036     338,474
    Digital Daesung Co., Ltd.........................................    16,113     113,192
#*  Digital Optics Co., Ltd..........................................   292,216     162,118
#   Digital Power Communications Co., Ltd............................   228,121   1,043,427
*   DIO Corp.........................................................    70,219   2,527,347
#*  Diostech Co., Ltd................................................   617,037     380,371
#   Display Tech Co., Ltd............................................    15,091      48,048
#   DMS Co., Ltd.....................................................   212,012   1,013,015
#   DNF Co., Ltd.....................................................    95,949     751,234
    Dohwa Engineering Co., Ltd.......................................     2,171      18,160
#   Dong A Eltek Co., Ltd............................................   119,019     780,152
#   Dong Ah Tire & Rubber Co., Ltd...................................    42,233     449,992
    Dong-A Socio Holdings Co., Ltd...................................    17,775   1,414,134
    Dong-A ST Co., Ltd...............................................    24,522   2,134,336
#   Dong-Ah Geological Engineering Co., Ltd..........................   123,923   2,140,240

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CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#   Dongbang Transport Logistics Co., Ltd............................   107,587 $   149,048
#   Dongbu Corp......................................................    67,969     499,194
#   Dongil Industries Co., Ltd.......................................    15,216     747,643
#   Dongjin Semichem Co., Ltd........................................   317,117   4,532,317
    DongKook Pharmaceutical Co., Ltd.................................    24,890   1,481,322
    Dongkuk Industries Co., Ltd......................................   359,661     751,646
*   Dongkuk Steel Mill Co., Ltd......................................   784,623   3,954,092
#   Dongkuk Structures & Construction Co., Ltd.......................   315,787     524,640
    Dongsuh Cos., Inc................................................    67,390   1,013,487
#   Dongsung Chemical Co., Ltd.......................................    22,347     320,022
#   DONGSUNG Corp....................................................   240,895   1,106,077
#*  Dongsung Finetec Co., Ltd........................................    59,725     511,242
#   Dongwha Enterprise Co., Ltd......................................    56,324     886,450
#   Dongwha Pharm Co., Ltd...........................................   171,013   1,150,193
#   Dongwon Development Co., Ltd.....................................   573,098   2,167,976
    Dongwon F&B Co., Ltd.............................................     9,421   1,854,840
    Dongwon Industries Co., Ltd......................................    15,316   2,813,931
    Dongwon Systems Corp.............................................    34,291   1,015,832
#   Dongwoo Farm To Table Co., Ltd...................................    15,270      49,374
#   Dongyang E&P, Inc................................................    55,195     568,791
*   Dongyang Steel Pipe Co., Ltd.....................................   175,533     158,566
    Doosan Bobcat, Inc...............................................   136,980   3,693,335
#   Doosan Co., Ltd..................................................    52,117   3,478,387
#*  Doosan Fuel Cell Co., Ltd........................................   174,280   1,156,427
*   Doosan Heavy Industries & Construction Co., Ltd.................. 1,466,483   7,732,996
#*  Doosan Infracore Co., Ltd........................................ 1,632,154   7,914,990
*   Doosan Solus Co., Ltd............................................    96,064   1,469,722
#   DoubleUGames Co., Ltd............................................    61,570   2,537,596
#   Douzone Bizon Co., Ltd...........................................   184,227  11,622,497
    DRB Holding Co., Ltd.............................................    74,120     347,512
#*  Dream Security Co., Ltd..........................................    19,906      66,388
*   Dreamus Co.......................................................    11,216      54,893
#*  DRTECH Corp......................................................    44,089      59,397
#   DSR Wire Corp....................................................    72,923     257,207
    DTR Automotive Corp..............................................    46,437   1,195,912
#*  Duk San Neolux Co., Ltd..........................................    80,140   1,561,696
#   DY Corp..........................................................   188,105     773,514
#   DY POWER Corp....................................................    74,445     603,029
    e Tec E&C, Ltd...................................................    21,350   1,265,876
    E1 Corp..........................................................    28,520   1,197,078
    Eagon Holdings Co., Ltd..........................................   138,878     317,371
#   Eagon Industrial, Ltd............................................    65,244     428,878
#   Easy Bio, Inc....................................................   582,815   2,651,939
*   EcoBio Holdings Co., Ltd.........................................    47,909     211,345
#*  Ecopro Co., Ltd..................................................   162,129   2,885,506
    e-Credible Co., Ltd..............................................     6,969     112,779
#   Eehwa Construction Co., Ltd......................................    47,035     203,589
#*  EG Corp..........................................................    33,028     256,018
#*  Ehwa Technologies Information Co., Ltd........................... 4,213,503     794,923
#   Elcomtec Co., Ltd................................................   135,076     169,721
    e-LITECOM Co., Ltd...............................................    72,326     313,894
#*  ELK Corp.........................................................   287,694     145,955
    E-MART, Inc......................................................   128,443  12,286,042
#*  EMKOREA Co., Ltd.................................................    71,409     280,932
#   EM-Tech Co., Ltd.................................................   118,971     857,202
#*  EMW Co., Ltd.....................................................    94,607      42,386
#   Enex Co., Ltd....................................................   171,994     184,318
#   ENF Technology Co., Ltd..........................................   139,679   3,112,853
#   Eo Technics Co., Ltd.............................................    42,777   3,530,596

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#*  eSang Networks Co., Ltd..........................................    25,658 $   170,625
*   Esmo Corp........................................................    56,808      94,236
#   Estechpharma Co., Ltd............................................    62,295     428,822
#*  ESTsoft Corp.....................................................     3,612      23,618
#*  E-TRON Co., Ltd.................................................. 1,461,912     335,590
#   Eugene Corp......................................................   607,629   2,425,423
    Eugene Investment & Securities Co., Ltd..........................   952,798   1,679,531
#   Eugene Technology Co., Ltd.......................................   129,098   1,693,499
#*  Eusu Holdings Co., Ltd...........................................   122,627     748,920
#   EVERDIGM Corp....................................................    82,015     323,828
#*  EXA E&C, Inc.....................................................    34,309      57,198
#*  Exem Co., Ltd....................................................    37,161      86,023
#   Ezwelfare Co., Ltd...............................................    11,115      93,394
    F&F Co., Ltd.....................................................    63,622   5,482,989
#   Farmsco..........................................................   157,885     650,020
*   FarmStory Co., Ltd...............................................   616,132     544,233
#*  Feelingk Co., Ltd................................................   274,119     300,005
#*  Feelux Co., Ltd..................................................   334,117   1,996,710
#   Fila Korea, Ltd..................................................   301,526  14,878,143
#   Fine DNC Co., Ltd................................................   151,108     234,985
#   Fine Semitech Corp...............................................   181,960   1,098,915
#*  Fine Technix Co., Ltd............................................   256,249     567,605
#*  Firstec Co., Ltd.................................................   107,198     198,303
#*  FN Republic Co., Ltd.............................................    80,912      73,750
#*  Foosung Co., Ltd.................................................   538,300   3,895,482
    Fursys, Inc......................................................    12,434     332,012
#   Gabia, Inc.......................................................    40,503     254,822
#   Galaxia Communications Co., Ltd..................................    58,607     152,113
*   Gamevil, Inc.....................................................    28,544     768,296
#   Gaon Cable Co., Ltd..............................................    18,867     294,608
#*  Gemvaxzio Co., Ltd...............................................   177,532     215,034
#*  Genic Co., Ltd...................................................    40,913     181,929
#*  Genie Music Corp.................................................    82,701     258,343
#   Geumhwa PSC Co., Ltd.............................................     2,366      59,605
#*  Gigalane Co., Ltd................................................   229,497     313,480
#*  Global Standard Technology Co., Ltd..............................    83,949     593,716
#   GMB Korea Corp...................................................   120,138     532,182
#*  GNCO Co., Ltd....................................................   441,545     434,921
#   GOLFZON Co., Ltd.................................................    32,833   1,927,056
#   Golfzon Newdin Holdings Co., Ltd.................................   280,036     915,084
#*  Good People Co., Ltd.............................................    57,754     171,644
#   Grand Korea Leisure Co., Ltd.....................................   257,222   4,694,009
    Green Cross Cell Corp............................................     6,130     226,923
    Green Cross Corp.................................................    17,590   1,936,304
    Green Cross Holdings Corp........................................   115,684   2,062,344
*   Green Non-Life Insurance Co., Ltd................................    14,915           0
    GS Engineering & Construction Corp...............................   429,529  11,372,095
#   GS Global Corp...................................................   611,951   1,222,237
    GS Holdings Corp.................................................   614,357  26,182,170
    GS Home Shopping, Inc............................................    25,886   3,309,199
    GS Retail Co., Ltd...............................................   177,855   5,845,278
#*  G-SMATT GLOBAL Co., Ltd..........................................   731,822     281,521
    Gwangju Shinsegae Co., Ltd.......................................     3,623     527,063
#*  GY Commerce Co., Ltd.............................................   128,715      46,673
#   Hae In Corp......................................................    32,128     125,444
    HAESUNG DS Co., Ltd..............................................    62,646     787,618
    Haesung Industrial Co., Ltd......................................     7,907      73,244
#   Haimarrow Food Service Co., Ltd..................................   194,781     440,304
#   Haitai Confectionery & Foods Co., Ltd............................    42,981     276,620

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CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#*  Halla Corp.......................................................   238,490 $   646,514
    Halla Holdings Corp..............................................   102,288   3,662,116
#   Han Kuk Carbon Co., Ltd..........................................   143,744   1,028,778
    Hana Financial Group, Inc........................................ 1,682,016  48,698,627
#   Hana Micron, Inc.................................................   244,422   1,162,253
    Hana Tour Service, Inc...........................................    85,253   3,551,422
*   Hanall Biopharma Co., Ltd........................................    70,885   2,015,651
#   Hancom MDS, Inc..................................................    32,086     318,502
    Hancom, Inc......................................................   115,000     991,727
#   Handok, Inc......................................................    43,788     843,005
    Handsome Co., Ltd................................................   102,866   2,577,858
    Hanil Cement Co., Ltd............................................    19,051   1,604,267
    Hanil Holdings Co., Ltd..........................................    15,629     642,042
#   Hanil Hyundai Cement Co., Ltd....................................     5,301     143,195
*   Hanil Vacuum Co., Ltd............................................   438,947     344,827
#*  Hanjin Heavy Industries & Construction Co., Ltd..................   193,190     723,115
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.........    85,414     196,753
#   Hanjin Kal Corp..................................................   255,779   6,656,043
#   Hanjin Transportation Co., Ltd...................................    84,391   2,234,578
    Hankook AtlasBX Co., Ltd.........................................       255      12,113
#*  Hankook Cosmetics Co., Ltd.......................................    48,304     350,109
#   Hankook Cosmetics Manufacturing Co., Ltd.........................    11,093     297,755
    Hankook Shell Oil Co., Ltd.......................................     7,524   2,143,126
    Hankook Tire & Technology Co., Ltd...............................   556,282  14,833,314
#   Hankuk Paper Manufacturing Co., Ltd..............................    26,909     413,801
*   Hankuk Steel Wire Co., Ltd.......................................     5,197      11,631
    Hanla IMS Co., Ltd...............................................    12,172      75,580
#   Hanmi Pharm Co., Ltd.............................................    21,188   6,060,580
#   Hanmi Science Co., Ltd...........................................    31,947   1,194,856
#   Hanmi Semiconductor Co., Ltd.....................................   205,030   1,198,879
#   HanmiGlobal Co., Ltd.............................................    62,832     488,100
#   Hanon Systems.................................................... 1,150,124  11,446,529
#   Hans Biomed Corp.................................................    47,046     919,915
    Hansae Co., Ltd..................................................    79,799   1,240,268
    Hansae MK Co., Ltd...............................................    21,805      75,781
#   Hansae Yes24 Holdings Co., Ltd...................................   117,917     776,055
#   Hanshin Construction.............................................   105,064   1,382,977
#   Hanshin Machinery Co.............................................   185,958     267,088
    Hansol Chemical Co., Ltd.........................................    84,049   6,757,229
*   Hansol Holdings Co., Ltd.........................................   505,107   1,720,559
#   Hansol HomeDeco Co., Ltd.........................................   767,747     781,263
    Hansol Paper Co., Ltd............................................   243,038   3,058,354
*   Hansol Technics Co., Ltd.........................................   257,048   1,643,440
    Hanssem Co., Ltd.................................................    65,688   3,571,303
*   Hanwha Aerospace Co., Ltd........................................   285,800   9,283,692
    Hanwha Chemical Corp.............................................   843,445  11,801,707
    Hanwha Corp......................................................   560,008  11,416,603
#   Hanwha Galleria Timeworld Co., Ltd...............................    20,968     342,055
    Hanwha General Insurance Co., Ltd................................   792,574   1,900,910
*   Hanwha Investment & Securities Co., Ltd.......................... 1,423,072   2,444,403
#   Hanwha Life Insurance Co., Ltd................................... 3,319,694   6,352,931
#   Hanyang Eng Co., Ltd.............................................   101,151   1,005,902
    Hanyang Securities Co., Ltd......................................    35,079     222,154
#*  Harim Co., Ltd...................................................   491,270   1,192,916
    Harim Holdings Co., Ltd..........................................    72,293     558,452
#   HB Technology Co., Ltd...........................................   566,218   1,415,270
    HDC Holdings Co., Ltd............................................   596,568   6,062,076
#   HDC Hyundai Engineering Plastics Co., Ltd........................   221,285     847,372
#   HDC I-Controls Co., Ltd..........................................    44,961     372,347

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CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
#*  Heung-A Shipping Co., Ltd........................................ 831,349 $   258,039
#*  Heungkuk Fire & Marine Insurance Co., Ltd........................ 157,831     423,231
#   High Tech Pharm Co., Ltd.........................................  21,787     217,310
#*  Hisem Co., Ltd...................................................  25,621     118,621
    Hite Jinro Co., Ltd.............................................. 193,231   4,721,871
#   Hitejinro Holdings Co., Ltd......................................  89,495   1,034,844
    HizeAero Co., Ltd................................................     528       2,313
    HJ Magnolia Yongpyong Hotel & Resort Corp........................ 235,875   1,304,899
*   HLB POWER Co., Ltd...............................................  56,879     146,637
#*  Home Center Holdings Co., Ltd.................................... 462,009     453,990
#*  Homecast Co., Ltd................................................ 144,379     583,811
#   Hotel Shilla Co., Ltd............................................ 175,082  11,638,893
    HS Industries Co., Ltd........................................... 506,384   4,935,251
#   HS R&A Co., Ltd.................................................. 452,448     743,435
#*  HSD Engine Co., Ltd.............................................. 191,240     652,709
*   Huayi Brothers Korea Co., Ltd....................................   5,415      11,625
    Huchems Fine Chemical Corp....................................... 199,019   3,785,458
*   Hugel, Inc.......................................................  12,150   3,801,215
#*  Humax Co., Ltd................................................... 172,215     737,497
#   Humedix Co., Ltd.................................................  39,858     771,388
*   Huneed Technologies..............................................  79,988     477,234
    Huons Co., Ltd...................................................  57,446   2,301,599
    Huons Global Co., Ltd............................................  50,680   1,314,888
#   Husteel Co., Ltd.................................................  21,233     185,737
#   Huvis Corp....................................................... 183,906     914,953
#   Huvitz Co., Ltd..................................................  63,825     464,422
#   Hwa Shin Co., Ltd................................................ 206,077     643,950
#   Hwacheon Machine Tool Co., Ltd...................................   5,581     184,301
#   Hwail Pharm Co., Ltd.............................................  76,900     410,024
*   Hwajin Co., Ltd.................................................. 149,308      73,631
#   Hwangkum Steel & Technology Co., Ltd............................. 106,855     684,521
    HwaSung Industrial Co., Ltd...................................... 118,922   1,221,490
    Hy-Lok Corp......................................................  78,393   1,151,605
*   Hyosung Advanced Materials Corp..................................  28,092   2,641,770
    Hyosung Chemical Corp............................................  20,005   2,840,794
    Hyosung Corp..................................................... 137,507   9,767,641
    Hyosung TNC Co., Ltd.............................................  27,137   3,739,569
    HyosungITX Co., Ltd..............................................   8,136      86,757
*   Hyulim ROBOT Co., Ltd............................................ 413,500     321,209
#*  Hyundai Bioscience Co Ltd........................................  56,841     687,445
#   Hyundai BNG Steel Co., Ltd....................................... 124,828     981,172
#   Hyundai Construction Equipment Co., Ltd.......................... 120,429   2,879,859
#   Hyundai Corp.Holdings, Inc.......................................  52,321     535,120
#   Hyundai Corp.....................................................  86,783   1,314,204
    Hyundai Department Store Co., Ltd................................ 116,034   7,367,083
#*  Hyundai Electric & Energy System Co., Ltd........................  55,874     513,829
    Hyundai Elevator Co., Ltd........................................  73,563   4,640,473
    Hyundai Engineering & Construction Co., Ltd...................... 269,157   9,916,564
    Hyundai Glovis Co., Ltd.......................................... 119,013  15,415,995
    Hyundai Greenfood Co., Ltd....................................... 319,398   3,074,492
    Hyundai Heavy Industries Holdings Co., Ltd.......................  52,935  15,502,229
    Hyundai Home Shopping Network Corp...............................  44,472   3,230,185
    Hyundai Hy Communications & Networks Co., Ltd.................... 378,360   1,200,047
    Hyundai Livart Furniture Co., Ltd................................  99,740   1,205,690
    Hyundai Marine & Fire Insurance Co., Ltd......................... 699,173  15,183,771
*   Hyundai Merchant Marine Co., Ltd................................. 366,947   1,037,125
#   Hyundai Mipo Dockyard Co., Ltd................................... 182,566   6,808,178
    Hyundai Mobis Co., Ltd........................................... 215,853  44,019,663
    Hyundai Motor Co................................................. 450,000  47,134,961

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#   Hyundai Motor Securities Co., Ltd................................   210,907 $ 1,785,676
#   Hyundai Pharmaceutical Co., Ltd..................................   162,318     675,913
*   Hyundai Rotem Co., Ltd...........................................   139,931   1,929,334
    Hyundai Steel Co.................................................   503,375  13,709,364
#   Hyundai Telecommunication Co., Ltd...............................    61,342     427,513
    Hyundai Wia Corp.................................................   211,150   9,279,042
#   HyVision System, Inc.............................................    78,507     726,596
#*  I&C Technology Co., Ltd..........................................    23,375     108,074
#   i3system, Inc....................................................    27,366     407,801
#*  iA, Inc..........................................................   822,085     384,408
#   ICD Co., Ltd.....................................................   155,400   1,898,527
#*  i-Components Co., Ltd............................................    23,970     125,071
#   IHQ, Inc.........................................................   769,078   1,145,595
#   Il Dong Pharmaceutical Co., Ltd..................................    29,619     428,320
    IlDong Holdings Co., Ltd.........................................     4,076      39,312
#   Iljin Diamond Co., Ltd...........................................    43,470   1,140,295
#   Iljin Display Co., Ltd...........................................   105,776     314,375
#*  Iljin Electric Co., Ltd..........................................   175,194     462,514
#   Iljin Holdings Co., Ltd..........................................   224,011     889,285
#*  Iljin Materials Co., Ltd.........................................    67,969   2,288,161
#   Ilshin Spinning Co., Ltd.........................................    14,976     913,869
#*  Ilshin Stone Co., Ltd............................................   177,068     424,820
    ilShinbiobase Co., Ltd...........................................   119,594     175,696
#   Ilsung Pharmaceuticals Co., Ltd..................................     4,015     298,912
*   Ilyang Pharmaceutical Co., Ltd...................................    48,569     909,222
#*  IM Co., Ltd......................................................   378,564     362,039
    iMarketKorea, Inc................................................   202,731   1,892,804
*   In the F Co., Ltd................................................    25,740      62,189
    InBody Co., Ltd..................................................    97,148   1,901,395
#*  INCON Co., Ltd...................................................    39,163      61,983
*   Incross Co., Ltd.................................................     9,948     175,366
    Industrial Bank of Korea......................................... 1,757,359  17,797,426
#*  Infinitt Healthcare Co., Ltd.....................................    60,664     299,929
    InfoBank Corp....................................................    29,188     155,843
*   Infraware, Inc...................................................    15,113      14,019
#   INITECH Co., Ltd.................................................   103,632     472,080
#*  InkTec Co., Ltd..................................................    12,681      46,501
    Innocean Worldwide, Inc..........................................    39,875   2,201,185
#*  InnoWireless, Inc................................................    21,914     563,835
*   Innox Advanced Materials Co., Ltd................................    57,404   2,854,672
#*  Inscobee, Inc....................................................   301,722     698,244
*   Insun ENT Co., Ltd...............................................   234,379   1,431,747
*   Insung Information Co., Ltd......................................    16,191      29,503
#   Intelligent Digital Integrated Security Co., Ltd.................    27,364     845,883
#*  Interflex Co., Ltd...............................................   106,377   1,600,330
#   Interojo Co., Ltd................................................    63,829   1,426,360
#   Interpark Corp...................................................   100,284     463,837
    Interpark Holdings Corp..........................................   518,232   1,068,331
    INTOPS Co., Ltd..................................................   161,573   1,906,186
#   INVENIA Co., Ltd.................................................   119,341     261,655
#   Inzi Controls Co., Ltd...........................................   127,797     542,438
#   INZI Display Co., Ltd............................................   124,958     227,713
#*  Iones Co., Ltd...................................................    81,095     409,557
    IS Dongseo Co., Ltd..............................................   159,163   4,369,113
#   ISC Co., Ltd.....................................................    86,760     781,755
    i-SENS, Inc......................................................    63,448   1,497,340
#   ISU Chemical Co., Ltd............................................   119,937   1,103,231
#   IsuPetasys Co., Ltd..............................................   180,283     646,386
    It's Hanbul Co., Ltd.............................................    15,706     275,476

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#   J.ESTINA Co., Ltd................................................    68,017 $   301,522
#   Jahwa Electronics Co., Ltd.......................................   109,039   1,001,318
#   JASTECH, Ltd.....................................................    86,872     940,228
#*  Jayjun Cosmetic Co., Ltd.........................................   165,486     695,437
    JB Financial Group Co., Ltd...................................... 2,160,829   9,915,019
#   JC Hyun System, Inc..............................................    84,392     343,800
*   Jcontentree Corp.................................................    32,131   1,024,821
    Jeil Pharma Holdings, Inc........................................    24,151     368,549
#*  Jeju Semiconductor Corp..........................................    83,002     228,241
    Jejuair Co., Ltd.................................................    62,710   1,293,094
#*  Jeongsan Aikang Co., Ltd.........................................   125,996     217,396
    Jinro Distillers Co., Ltd........................................    10,945     285,392
#   Jinsung T.E.C....................................................    76,654     459,576
    JLS Co., Ltd.....................................................    38,347     256,492
*   JNK Heaters Co., Ltd.............................................     9,396      43,849
#   JS Corp..........................................................    26,732     355,402
#*  J-Technology Co., Ltd............................................    15,483       3,680
    Jusung Engineering Co., Ltd......................................   358,325   2,183,403
#   JVM Co., Ltd.....................................................    22,457     628,249
    JW Holdings Corp.................................................   165,179     884,851
#   JW Life Science Corp.............................................    35,153     605,892
    JW Pharmaceutical Corp...........................................    58,397   1,449,651
    JYP Entertainment Corp...........................................   199,482   3,829,890
    Kakao Corp.......................................................    90,891  11,029,828
*   Kanglim Co., Ltd.................................................   165,131     335,645
    Kangnam Jevisco Co., Ltd.........................................    37,717     714,245
    Kangwon Land, Inc................................................   374,940  10,094,926
#   KAON Media Co., Ltd..............................................   129,222     978,802
    KB Financial Group, Inc.......................................... 1,441,654  51,898,678
#   KB Financial Group, Inc., ADR....................................   536,821  19,175,246
#*  KB Metal Co., Ltd................................................    62,702      80,695
#*  KBI Dongkook Industrial Co., Ltd.................................   326,363     206,940
    KC Co., Ltd......................................................    92,282   1,105,899
#   KC Cottrell Co., Ltd.............................................     5,541      34,526
#   KC Green Holdings Co., Ltd.......................................   162,216     630,324
#   KC Tech Co., Ltd.................................................    70,767   1,184,992
    KCC Corp.........................................................    41,743   8,102,239
#   KCC Engineering & Construction Co., Ltd..........................    75,650     411,012
    KCI, Ltd.........................................................     7,564      63,899
    KCO Energy, Inc..................................................        70           0
*   KD Corp.......................................................... 1,359,692      86,774
#*  KEC Corp......................................................... 1,060,914     908,171
    KEPCO Engineering & Construction Co., Inc........................    48,067     847,369
    KEPCO Plant Service & Engineering Co., Ltd.......................    96,518   2,700,729
#   Keyang Electric Machinery Co., Ltd...............................   227,028     543,305
#*  KEYEAST Co., Ltd.................................................   738,123   1,712,026
#   KG Chemical Corp.................................................   120,121   1,112,979
#   KG Eco Technology Service Co., Ltd...............................   251,676     656,736
    Kginicis Co., Ltd................................................   111,969   1,570,470
#   KGMobilians Co., Ltd.............................................   171,586     848,302
#*  KH Vatec Co., Ltd................................................    79,037   1,159,747
    Kia Motors Corp.................................................. 1,083,561  39,601,292
#   KINX, Inc........................................................     4,462     119,152
    KISCO Corp.......................................................   241,775     962,297
#   KISCO Holdings Co., Ltd..........................................    45,474     519,667
#   Kishin Corp......................................................    42,990     134,242
    KISWIRE, Ltd.....................................................    69,676   1,305,584
#*  Kiwi Media Group Co., Ltd........................................ 1,506,170     194,186
#   KIWOOM Securities Co., Ltd.......................................    95,111   5,640,712

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#   KL-Net Corp......................................................   124,486 $   250,078
#   KM Corp..........................................................     6,461      42,304
    KMH Co., Ltd.....................................................   137,247     599,644
#*  KMH Hitech Co., Ltd..............................................    53,654      51,186
#*  KMW Co., Ltd.....................................................    28,876   1,323,390
#   Kocom Co., Ltd...................................................    25,809     151,801
#*  Kodaco Co., Ltd..................................................   447,742     633,543
    Koentec Co., Ltd.................................................    54,279     462,624
#   Koh Young Technology, Inc........................................    84,258   6,813,906
    Kolmar BNH Co., Ltd..............................................    83,967   1,940,290
    Kolmar Korea Holdings Co., Ltd...................................    50,051     939,744
#   Kolon Corp.......................................................    64,267     955,800
#*  Kolon Global Corp................................................    95,385     821,722
    Kolon Industries, Inc............................................   196,910   7,971,569
#*  Kolon Life Science, Inc..........................................    54,585   1,069,229
#   Kolon Plastic, Inc...............................................    99,256     402,048
    Komelon Corp.....................................................    19,563     135,688
    KoMiCo, Ltd......................................................    10,430     254,783
*   KONA I Co., Ltd..................................................    59,267     846,932
#   Kook Soon Dang Brewery Co., Ltd..................................   146,832     383,296
    Korea Aerospace Industries, Ltd..................................   242,168   7,904,709
    Korea Airport Service Co., Ltd...................................       449      15,047
#   Korea Alcohol Industrial Co., Ltd................................   172,812   1,231,036
#   Korea Asset In Trust Co., Ltd....................................   231,941     679,084
#   Korea Autoglass Corp.............................................   100,799   1,457,013
#   Korea Cast Iron Pipe Industries Co., Ltd.........................    64,280     562,172
#*  Korea Circuit Co., Ltd...........................................   137,372   1,227,829
#*  Korea District Heating Corp......................................    25,925   1,094,056
#*  Korea Electric Power Corp., Sponsored ADR........................   715,987   7,789,939
*   Korea Electric Power Corp........................................   433,914   9,485,629
    Korea Electric Terminal Co., Ltd.................................    48,134   1,906,205
#   Korea Electronic Certification Authority, Inc....................    88,575     319,939
#   Korea Electronic Power Industrial Development Co., Ltd...........    93,274     261,473
#   Korea Export Packaging Industrial Co., Ltd.......................    11,845     188,521
#*  Korea Flange Co., Ltd............................................   151,815     305,347
    Korea Gas Corp...................................................   178,798   6,040,774
#   Korea Industrial Co., Ltd........................................    46,780     144,567
#*  Korea Information & Communications Co., Ltd......................   144,134   1,012,313
#   Korea Information Certificate Authority, Inc.....................   105,543     331,687
    Korea Investment Holdings Co., Ltd...............................   327,438  19,022,341
#*  Korea Line Corp..................................................   149,833   2,854,974
#*  Korea Materials & Analysis Corp..................................    35,151     332,079
#   Korea Petrochemical Ind Co., Ltd.................................    42,668   4,356,091
    Korea Petroleum Industries Co....................................       772      70,010
    Korea Real Estate Investment & Trust Co., Ltd....................   771,733   1,464,709
*   Korea Shipbuilding & Offshore Engineering Co., Ltd...............   159,920  16,713,641
#   Korea United Pharm, Inc..........................................    57,626     958,297
    Korea Zinc Co., Ltd..............................................    33,804  12,596,470
    Korean Air Lines Co., Ltd........................................   621,134  13,294,490
    Korean Reinsurance Co............................................ 1,052,648   7,171,900
#   Kortek Corp......................................................   111,940   1,188,795
*   Kossen Co., Ltd..................................................    21,124      30,676
#   KPX Chemical Co., Ltd............................................    17,193     796,359
#*  KR Motors Co., Ltd...............................................   240,304     102,662
#*  KSIGN Co., Ltd...................................................   184,644     201,681
    KSS LINE, Ltd....................................................   151,083     933,538
    KT Corp., Sponsored ADR..........................................   309,798   3,479,032
    KT Corp..........................................................    35,348     805,174
*   KT Hitel Co., Ltd................................................   100,170     528,331

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
    KT Skylife Co., Ltd..............................................   263,871 $ 1,971,475
#   KT Submarine Co., Ltd............................................   115,335     287,532
    KT&G Corp........................................................   370,129  31,772,463
#*  KTB Investment & Securities Co., Ltd.............................   518,559   1,028,665
#   KTCS Corp........................................................   321,749     571,238
#   Ktis Corp........................................................   286,104     544,478
#*  Kuk Young G&M....................................................    79,758      86,859
#   Kukbo Design Co., Ltd............................................    30,319     398,768
#   Kukdo Chemical Co., Ltd..........................................    39,007   1,586,745
#   Kukdong Oil & Chemicals Co., Ltd.................................    45,496     132,923
#*  Kuk-il Paper Manufacturing Co., Ltd..............................   363,623   1,802,174
#   Kukje Pharma Co., Ltd............................................    71,970     280,181
    Kum Yang Co., Ltd................................................    19,425      38,377
#   Kumho Industrial Co., Ltd........................................   151,706   1,577,381
    Kumho Petrochemical Co., Ltd.....................................   151,174   9,051,423
*   Kumho Tire Co., Inc..............................................   984,647   3,576,661
#   Kumkang Kind Co., Ltd............................................   179,720     602,245
    Kwang Dong Pharmaceutical Co., Ltd...............................   309,199   1,821,701
#*  Kwang Myung Electric Co., Ltd....................................   213,283     396,846
#   Kyeryong Construction Industrial Co., Ltd........................    67,676   1,262,557
    Kyobo Securities Co., Ltd........................................   249,199   1,941,929
#   Kyongbo Pharmaceutical Co., Ltd..................................   103,102     743,076
#   Kyung Dong Navien Co., Ltd.......................................    40,008   1,502,606
#*  Kyung Nam Pharm Co., Ltd.........................................   107,722     298,598
#   Kyung Nong Corp..................................................    18,152     198,439
    Kyungbang Co., Ltd...............................................   115,350     992,362
    Kyungchang Industrial Co., Ltd...................................   227,058     270,934
    KyungDong City Gas Co., Ltd......................................    20,582     460,865
#   KyungDong Invest Co., Ltd........................................     7,800     216,839
#   Kyungdong Pharm Co., Ltd.........................................   116,420     785,211
#   Kyung-In Synthetic Corp..........................................   268,909   2,010,663
#   L&F Co., Ltd.....................................................   134,032   2,622,362
#*  L&K Biomed Co., Ltd..............................................    26,871     121,427
#*  LabGenomics Co., Ltd.............................................    30,845     151,536
#*  LB Semicon, Inc..................................................   450,341   3,006,999
#   LEADCORP, Inc. (The).............................................   236,251   1,141,400
*   Leaders Cosmetics Co., Ltd.......................................    62,660     329,244
*   Lee Ku Industrial Co., Ltd.......................................   244,339     333,571
    LEENO Industrial, Inc............................................    78,837   3,595,180
#*  Leenos Corp......................................................   149,133     168,272
    LF Corp..........................................................   232,559   3,923,475
    LG Chem, Ltd.....................................................   218,328  57,604,752
    LG Corp..........................................................   382,912  22,827,887
#*  LG Display Co., Ltd., ADR........................................   865,280   5,070,541
#*  LG Display Co., Ltd.............................................. 2,421,307  28,382,645
    LG Electronics, Inc.............................................. 1,041,982  59,715,183
    LG Hausys, Ltd...................................................    92,626   4,735,068
    LG Household & Health Care, Ltd..................................    41,152  44,530,465
    LG Innotek Co., Ltd..............................................   132,299  13,741,855
    LG International Corp............................................   371,568   4,953,177
    LG Uplus Corp.................................................... 1,499,929  17,328,160
    LIG Nex1 Co., Ltd................................................    57,679   1,666,173
#   Lion Chemtech Co., Ltd...........................................    56,388     407,445
#*  LIS Co., Ltd.....................................................     5,982      63,275
#*  Liveplex Co., Ltd................................................   593,203     441,310
#   LMS Co., Ltd.....................................................    35,029     789,983
#   Lock & Lock Co., Ltd.............................................    87,156     882,856
*   LONGTU KOREA, Inc................................................     2,592      13,943
#   LOT Vacuum Co., Ltd..............................................   104,774     762,638

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
    Lotte Chemical Corp..............................................   143,774 $27,971,792
    Lotte Chilsung Beverage Co., Ltd.................................    11,265   1,326,916
    Lotte Confectionery Co., Ltd.....................................       787      95,028
    Lotte Corp.......................................................    70,584   2,209,505
    LOTTE Fine Chemical Co., Ltd.....................................   153,724   5,828,622
    Lotte Food Co., Ltd..............................................     2,824   1,046,536
    LOTTE Himart Co., Ltd............................................   102,663   2,669,849
#*  Lotte Non-Life Insurance Co., Ltd................................ 1,040,245   1,974,062
    Lotte Shopping Co., Ltd..........................................    67,795   7,246,094
*   Lotte Tour Development Co., Ltd..................................    21,895     243,745
    LS Cable & System Asia, Ltd......................................    54,545     338,199
    LS Corp..........................................................   149,575   6,228,074
    LS Industrial Systems Co., Ltd...................................   131,548   5,621,458
#*  Lumens Co., Ltd..................................................   483,998     880,504
#*  Lutronic Corp....................................................    75,044     527,169
#*  LVMC Holdings....................................................   327,384   1,255,249
    Macquarie Korea Infrastructure Fund.............................. 2,143,392  21,835,558
*   Macrogen, Inc....................................................    51,419   1,077,567
#   Maeil Holdings Co., Ltd..........................................    94,205     910,177
*   Magicmicro Co., Ltd..............................................    50,554      44,410
#   MAKUS, Inc.......................................................    17,927      56,592
    Mando Corp.......................................................   307,973   9,439,930
#*  Maniker Co., Ltd.................................................   611,854     437,308
#   Mcnex Co., Ltd...................................................   121,950   2,544,792
#*  ME2ON Co., Ltd...................................................   194,785   1,077,533
*   Mediana Co., Ltd.................................................     4,014      27,143
*   Medipost Co., Ltd................................................     9,503     263,864
    Medy-Tox, Inc....................................................    31,966   9,046,065
#   Meerecompany, Inc................................................    19,736     663,220
#   MegaStudy Co., Ltd...............................................    76,312     833,203
    MegaStudyEdu Co., Ltd............................................    64,900   2,036,673
#*  Melfas, Inc......................................................   148,781     273,490
    Meritz Financial Group, Inc......................................   376,168   4,020,441
    Meritz Fire & Marine Insurance Co., Ltd..........................   528,017   8,379,886
#   Meritz Securities Co., Ltd....................................... 2,553,691   9,872,495
#   META BIOMED Co., Ltd.............................................    99,911     226,733
#*  Mgame Corp.......................................................   146,075     429,443
    Mi Chang Oil Industrial Co., Ltd.................................     3,580     244,964
#   MiCo, Ltd........................................................   428,066   2,135,309
    Minwise Co., Ltd.................................................    83,229   1,177,740
#   Mirae Asset Daewoo Co., Ltd...................................... 2,534,153  15,536,720
    Mirae Asset Life Insurance Co., Ltd..............................   473,966   1,630,544
#*  Mirae Corp....................................................... 2,667,207     401,886
    Miwon Chemicals Co., Ltd.........................................     1,485      53,992
    Miwon Commercial Co., Ltd........................................     3,707     181,587
#   Miwon Specialty Chemical Co., Ltd................................    10,292     631,634
#   MK Electron Co., Ltd.............................................   259,181   1,735,052
#*  MNTech Co., Ltd..................................................   175,607     468,740
#   Mobase Co., Ltd..................................................   145,928     566,267
*   Mobile Appliance, Inc............................................    38,760     184,568
    Modetour Network, Inc............................................    89,471   1,210,845
#   Monalisa Co., Ltd................................................    69,698     258,238
#   MonAmi Co., Ltd..................................................    38,910     143,869
    Moorim P&P Co., Ltd..............................................   359,111   1,373,369
#   Moorim Paper Co., Ltd............................................   293,130     653,291
#   Motonic Corp.....................................................    78,258     563,908
#*  MP Group, Inc....................................................   104,321      22,108
#   Muhak Co., Ltd...................................................   156,505   1,213,359
#   Multicampus Co., Ltd.............................................    17,880     554,895

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#*  MyungMoon Pharm Co., Ltd.........................................   137,771 $   541,455
#   Nam Hwa Construction Co., Ltd....................................    34,033     240,053
    Namhae Chemical Corp.............................................   108,812     774,749
#*  NamKwang Engineering & Construction Co., Ltd.....................     4,022      39,175
#*  Namsun Aluminum Co., Ltd.........................................   981,281   3,277,938
*   Namuga Co., Ltd..................................................     8,126     260,554
    Namyang Dairy Products Co., Ltd..................................     3,559   1,440,585
*   NanoenTek, Inc...................................................     6,498      26,384
#   Nasmedia Co., Ltd................................................    22,380     557,884
#*  Nature & Environment Co., Ltd....................................    51,916      45,677
    NAVER Corp.......................................................   416,957  58,789,454
    NCSoft Corp......................................................    66,709  29,605,153
#   NeoPharm Co., Ltd................................................    51,952   2,160,400
*   Neowiz...........................................................   106,281   1,558,649
*   NEOWIZ HOLDINGS Corp.............................................    62,131     793,236
#   NEPES Corp.......................................................   279,444   6,667,899
#*  Netmarble Corp...................................................    28,980   2,236,410
#*  Neuros Co., Ltd..................................................    58,607     227,012
*   New Power Plasma Co., Ltd........................................     2,329      37,415
    Nexen Corp.......................................................   271,028   1,382,749
    Nexen Tire Corp..................................................   460,853   3,703,639
#*  Next Entertainment World Co., Ltd................................   105,355     360,324
    NextEye Co., Ltd.................................................    28,610      34,734
    Nexturn Co., Ltd.................................................    37,968     334,328
    NH Investment & Securities Co., Ltd.............................. 1,193,157  12,372,608
*   NHN BUGS Corp....................................................    25,784     133,357
*   NHN Corp.........................................................    72,968   3,615,350
#   NHN KCP Corp.....................................................   146,216   2,662,932
#   NI Steel Co., Ltd................................................    21,389      41,195
    NICE Holdings Co., Ltd...........................................   224,447   3,742,791
#   Nice Information & Telecommunication, Inc........................    70,932   1,901,967
    NICE Information Service Co., Ltd................................   361,764   3,783,417
    NICE Total Cash Management Co., Ltd..............................   192,224   1,130,473
#*  NK Co., Ltd......................................................   540,612     511,846
#   Nong Shim Holdings Co., Ltd......................................    20,456   1,518,286
#   Nong Woo Bio Co., Ltd............................................    64,765     723,890
    NongShim Co., Ltd................................................    17,158   3,571,647
    Noroo Holdings Co., Ltd..........................................    18,672     201,962
#   NOROO Paint & Coatings Co., Ltd..................................   111,622     718,437
    NPC..............................................................    89,214     305,445
    NS Shopping Co., Ltd.............................................   169,780   1,419,894
*   nTels Co., Ltd...................................................     7,472      77,239
#   Nuri Telecom Co., Ltd............................................    48,568     243,905
#*  NUVOTEC Co., Ltd.................................................    46,960      49,405
    OCI Co., Ltd.....................................................   151,688   8,173,608
#*  Omnisystem Co., Ltd..............................................   194,716     298,543
#   Openbase, Inc....................................................   155,472     417,564
#   Opto Device Technology Co., Ltd..................................   125,010     540,734
#   OptoElectronics Solutions Co., Ltd...............................    32,921   1,408,603
#   OPTRON-TEC, Inc..................................................   241,367   1,172,700
    Orange Life Insurance, Ltd.......................................    17,799     427,934
#*  Orbitech Co., Ltd................................................   112,455     386,848
#*  Orientbio, Inc...................................................   374,028     138,180
    Orion Corp.......................................................    30,176   2,741,623
    Orion Holdings Corp..............................................   359,280   4,877,826
#*  OSANGJAIEL Co., Ltd..............................................    42,523     250,689
*   Osstem Implant Co., Ltd..........................................   102,960   3,529,728
#*  Osung Advanced Materials Co., Ltd................................   266,954     566,909
#   Ottogi Corp......................................................     4,097   1,990,492

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
#   Paik Kwang Industrial Co., Ltd...................................   169,605 $   363,158
#*  Pan Ocean Co., Ltd............................................... 1,497,292   5,643,794
    Pang Rim Co., Ltd................................................    51,450      88,915
#   Pan-Pacific Co., Ltd.............................................   306,517     729,368
#*  PaperCorea, Inc..................................................   261,939     131,625
    Paradise Co., Ltd................................................   194,034   3,096,426
#   Partron Co., Ltd.................................................   335,922   3,406,421
#*  Paru Co., Ltd....................................................   167,991     347,971
*   Paxnet Co., Ltd..................................................    21,228     156,514
#*  Pearl Abyss Corp.................................................    10,593   1,970,502
*   People & Technology, Inc.........................................   112,630     695,994
    Pharma Research Products Co., Ltd................................    17,341     495,321
#*  Pharmicell Co., Ltd..............................................    97,848     723,291
*   Phoenix Materials Co., Ltd.......................................   162,456      93,696
#   PNE Solution Co., Ltd............................................    64,032     537,459
#*  Pobis TNC Co., Ltd...............................................   249,537     325,023
#*  POLUS BioPharm, Inc..............................................    44,171      46,508
    POSCO, Sponsored ADR.............................................   509,304  22,872,843
    POSCO............................................................   240,194  43,582,128
#   POSCO Chemtech Co., Ltd..........................................   109,089   4,487,385
#   POSCO Coated & Color Steel Co., Ltd..............................    29,123     448,933
    Posco ICT Co., Ltd...............................................   384,591   1,582,205
    Posco International Corp.........................................   393,955   6,157,040
#   Posco M-Tech Co., Ltd............................................   145,597     623,462
#*  Power Logics Co., Ltd............................................   335,861   2,764,913
#   Protec Co., Ltd..................................................    60,332     925,789
    PS TEC Co., Ltd..................................................    57,269     184,284
    PSK Holdings, Inc................................................    33,869     240,577
#*  PSK, Inc.........................................................   116,894   1,681,727
#   Pulmuone Co., Ltd................................................   105,860     798,135
#   Pungkuk Alcohol Industry Co., Ltd................................    42,887     651,172
#   Pyeong Hwa Automotive Co., Ltd...................................   133,939   1,147,885
#*  RaonSecure Co., Ltd..............................................   211,560     537,952
#   Rayence Co., Ltd.................................................    44,276     440,367
*   Redrover Co., Ltd................................................   372,004     195,043
#   Reyon Pharmaceutical Co., Ltd....................................    40,118     522,840
#   RFHIC Corp.......................................................    10,310     323,723
#*  RFTech Co., Ltd..................................................   179,198   1,188,454
    Robostar Co., Ltd................................................    37,872     591,751
#   S Net Systems, Inc...............................................   112,746     680,286
#   S&S Tech Corp....................................................   150,055   1,241,970
#*  S&T Corp.........................................................    11,333     170,338
    S&T Dynamics Co., Ltd............................................   229,210   1,173,248
    S&T Holdings Co., Ltd............................................    83,154   1,125,859
    S&T Motiv Co., Ltd...............................................    92,860   3,626,301
#*  S.Y. Co., Ltd....................................................    99,618     347,970
    S-1 Corp.........................................................   108,513   8,743,758
#   Sajo Industries Co., Ltd.........................................    33,170   1,110,712
    Sajodaerim Corp..................................................     2,223      31,042
#*  Sajodongaone Co., Ltd............................................   207,543     186,305
#   Sam Chun Dang Pharm Co., Ltd.....................................    81,307   2,340,181
#*  SAM KANG M&T Co., Ltd............................................   130,717     448,559
#   Sam Young Electronics Co., Ltd...................................   122,389     918,240
#   Sam Yung Trading Co., Ltd........................................    92,517   1,258,699
#   Sam-A Pharm Co., Ltd.............................................     6,959      94,958
    Sambo Corrugated Board Co., Ltd..................................    17,238     121,526
#   Sambo Motors Co., Ltd............................................   141,368     723,189
#*  Sambon Electronics Co., Ltd......................................    62,983     143,523
    Samchully Co., Ltd...............................................    22,052   1,598,084

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
SOUTH KOREA -- (Continued)
#*  Samchuly Bicycle Co., Ltd........................................     59,870 $      281,772
#   Samho Development Co., Ltd.......................................    214,360        817,792
#   Samho International Co., Ltd.....................................     18,618        327,491
#   SAMHWA Paints Industrial Co., Ltd................................    103,623        456,862
#   Samick Musical Instruments Co., Ltd..............................    481,558        724,067
#   Samick THK Co., Ltd..............................................     92,927        995,738
#   Samil Pharmaceutical Co., Ltd....................................     11,145        197,425
#   Samji Electronics Co., Ltd.......................................     79,325        702,613
#   Samjin LND Co., Ltd..............................................     95,857        171,135
    Samjin Pharmaceutical Co., Ltd...................................     97,912      2,158,826
#   Samkee Automotive Co., Ltd.......................................    275,558        598,193
#   Samkwang Glass Co., Ltd..........................................     31,398        791,863
#   Sammok S-Form Co., Ltd...........................................     46,050        368,170
*   SAMPYO Cement Co., Ltd...........................................    273,064        775,137
#*  Samsung Biologics Co., Ltd.......................................     17,541      5,992,328
    Samsung C&T Corp.................................................    192,221     16,460,088
    Samsung Card Co., Ltd............................................    212,926      6,142,000
#   Samsung Climate Control Co., Ltd.................................      5,930         43,961
#   Samsung Electro-Mechanics Co., Ltd...............................    240,915     23,324,046
    Samsung Electronics Co., Ltd..................................... 29,166,210  1,260,559,118
    Samsung Electronics Co., Ltd. , GDR (4942818)....................      3,726      3,983,049
    Samsung Electronics Co., Ltd. , GDR (B01D632)....................      5,831      6,227,508
*   Samsung Engineering Co., Ltd.....................................    328,787      5,019,294
    Samsung Fire & Marine Insurance Co., Ltd.........................    200,973     37,385,729
*   Samsung Heavy Industries Co., Ltd................................  1,831,464     11,371,918
    Samsung Life Insurance Co., Ltd..................................    317,819     19,300,324
#*  Samsung Pharmaceutical Co., Ltd..................................    259,051        890,063
#   Samsung Publishing Co., Ltd......................................      4,454         72,360
    Samsung SDI Co., Ltd.............................................    126,571     24,699,787
    Samsung SDS Co., Ltd.............................................     84,588     14,609,719
    Samsung Securities Co., Ltd......................................    432,712     12,466,231
#   SAMT Co., Ltd....................................................    528,997        992,467
#   Samwha Capacitor Co., Ltd........................................     98,324      4,166,318
#   Samwha Electric Co., Ltd.........................................     24,988        307,329
#   Samyang Corp.....................................................     36,850      1,529,652
#   Samyang Foods Co., Ltd...........................................     30,750      2,327,317
    Samyang Holdings Corp............................................     44,849      2,441,176
    Samyang Tongsang Co., Ltd........................................     19,591      1,003,501
#   Samyoung M-Tek Co., Ltd..........................................     34,531        102,478
#   Sang-A Frontec Co., Ltd..........................................     48,694        675,946
#*  Sangbo Corp......................................................    291,543        301,816
#*  Sangsangin Co., Ltd..............................................    442,992      4,596,396
*   Sangsangin Industry Co., Ltd.....................................     16,632         24,302
    Sangsin Brake....................................................     37,481        122,559
#   Sangsin Energy Display Precision Co., Ltd........................     25,727        196,912
#   SaraminHR Co., Ltd...............................................     39,297        958,341
#   Satrec Initiative Co., Ltd.......................................     22,982        386,318
#   SAVEZONE I&C Corp................................................    143,205        415,145
#*  SBI Investment Korea Co., Ltd....................................    540,570        324,335
*   SBS Media Holdings Co., Ltd......................................    532,665        899,039
#*  SBW..............................................................  1,397,803      1,235,215
#*  S-Connect Co., Ltd...............................................    636,638        913,400
#*  SD Biotechnologies Co., Ltd......................................     57,853        256,143
#*  SDN Co., Ltd.....................................................    211,886        334,363
    Seah Besteel Corp................................................    167,293      2,301,855
    SeAH Holdings Corp...............................................      4,471        311,458
    SeAH Steel Corp..................................................     24,017      1,284,627
#   SeAH Steel Holdings Corp.........................................     25,424      1,032,161
    Sebang Co., Ltd..................................................    105,536      1,021,444

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
    Sebang Global Battery Co., Ltd...................................    88,304 $ 2,888,615
#   Sebo Manufacturing Engineer Corp.................................    39,280     283,845
*   Seegene, Inc.....................................................    83,259   1,515,448
#   Sejin Heavy Industries Co., Ltd..................................    16,249      71,082
#   Sejong Industrial Co., Ltd.......................................   136,337     500,832
*   Sejong Telecom, Inc.............................................. 2,263,649     762,377
#*  Sejoong Co., Ltd.................................................    79,996     209,454
#*  Sekonix Co., Ltd.................................................   123,313     734,183
#*  Selvas AI, Inc...................................................    76,838     187,233
#   Sempio Foods Co..................................................     8,094     205,166
    Semyung Electric Machinery Co., Ltd..............................    27,707     109,668
#   S-Energy Co., Ltd................................................   123,445     401,428
*   Seobu T&D........................................................   216,517   1,434,640
#   Seohan Co., Ltd.................................................. 1,093,556   1,195,942
#   Seohee Construction Co., Ltd..................................... 2,244,426   2,196,294
#   Seojin System Co., Ltd...........................................    18,316     478,297
#   Seondo Electric Co., Ltd.........................................    46,925     126,378
#   Seoul Auction Co., Ltd...........................................    50,625     226,881
#*  Seoul Electronics & Telecom......................................    73,908      75,772
#*  Seoul Food Industrial Co., Ltd................................... 1,169,428     174,181
#*  Seoul Pharma Co., Ltd............................................    27,475     155,467
    Seoul Semiconductor Co., Ltd.....................................   396,151   4,552,195
*   Seouleaguer Co., Ltd.............................................    45,929      65,101
#   Seoulin Bioscience Co., Ltd......................................    29,490     218,034
#   SEOWONINTECH Co., Ltd............................................   115,985     607,811
#   Seoyon Co., Ltd..................................................   138,573     388,179
#   Seoyon E-Hwa Co., Ltd............................................   124,082     600,350
#   Sewha P&C, Inc...................................................     6,930      17,037
#*  Sewon Cellontech Co., Ltd........................................   269,688     694,016
    Sewon Precision Industry Co., Ltd................................     8,303      57,735
#   SEWOONMEDICAL Co., Ltd...........................................   134,747     386,532
    SFA Engineering Corp.............................................   175,177   6,277,973
#*  SFA Semicon Co., Ltd............................................. 1,070,992   3,216,675
#*  SFC Co., Ltd.....................................................    79,611      93,146
#*  SG Corp..........................................................   725,764     599,987
#*  SG&G Corp........................................................   236,478     394,554
#   SH Energy & Chemical Co., Ltd....................................   774,901     690,344
#*  Shin Poong Pharmaceutical Co., Ltd...............................   205,604   1,160,780
    Shindaeyang Paper Co., Ltd.......................................    15,591     838,501
    Shinhan Financial Group Co., Ltd................................. 1,517,835  55,302,438
#   Shinhan Financial Group Co., Ltd., ADR...........................   361,100  13,032,099
#   Shinil Industrial Co., Ltd.......................................   485,981     712,161
    Shinsegae Engineering & Construction Co., Ltd....................    32,198     674,067
#   Shinsegae Food Co., Ltd..........................................    16,628   1,020,425
#   Shinsegae Information & Communication Co., Ltd...................     9,983     926,810
    Shinsegae International, Inc.....................................     8,380   1,427,061
    Shinsegae, Inc...................................................    52,754  10,691,217
#*  Shinsung E&G Co., Ltd............................................   582,918     458,718
#*  Shinsung Tongsang Co., Ltd.......................................   811,922   1,159,118
#*  Shinwha Intertek Corp............................................   240,196     738,500
#*  Shinwon Construction Co., Ltd....................................    17,181      56,780
#*  Shinwon Corp.....................................................   531,110     924,278
    Shinyoung Securities Co., Ltd....................................    28,077   1,333,267
#   SHOWBOX Corp.....................................................   444,603   1,279,314
#*  Signetics Corp...................................................   598,299     556,852
#   SIGONG TECH Co., Ltd.............................................    85,660     361,427
    Silicon Works Co., Ltd...........................................    64,421   1,843,285
#   Silla Co., Ltd...................................................    78,919     823,064
#   SIMMTECH Co., Ltd................................................   251,885   2,051,745

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
    Simmtech Holding Co., Ltd........................................   297,091 $    404,546
#   SIMPAC, Inc......................................................   196,927      553,270
    Sindoh Co., Ltd..................................................    42,433    1,396,212
#   Sinil Pharm Co., Ltd.............................................    15,161      114,622
#   SinSin Pharmaceutical Co., Ltd...................................    16,393       88,765
#   SK Bioland Co., Ltd..............................................    61,103      791,024
    SK Chemicals Co., Ltd............................................    11,069      448,435
    SK D&D Co., Ltd..................................................    29,503      733,069
    SK Discovery Co., Ltd............................................   172,878    3,331,138
    SK Gas, Ltd......................................................    47,886    3,453,826
    SK Holdings Co., Ltd.............................................   184,987   41,040,161
    SK Hynix, Inc.................................................... 3,591,293  252,525,216
    SK Innovation Co., Ltd...........................................   303,575   41,539,839
    SK Materials Co., Ltd............................................    42,116    6,611,248
    SK Networks Co., Ltd............................................. 1,480,375    7,383,993
    SK Securities Co., Ltd........................................... 4,958,848    2,553,633
#   SK Telecom Co., Ltd., Sponsored ADR..............................   122,524    2,824,178
    SK Telecom Co., Ltd..............................................    56,504   11,549,234
#   SKC Co., Ltd.....................................................   223,278    8,516,114
#*  SKC Solmics Co., Ltd.............................................   368,607    1,010,139
#   SKCKOLONPI, Inc..................................................   120,232    3,544,981
    SL Corp..........................................................   137,711    2,482,605
*   SM Culture & Contents Co., Ltd...................................   166,837      234,589
*   SM Entertainment Co..............................................    53,663    1,706,586
#*  S-MAC Co., Ltd...................................................   861,286      593,700
    SMCore, Inc......................................................     6,422       45,668
#   SMEC Co., Ltd....................................................   224,187      481,910
#*  SNTEKBM Co., Ltd.................................................    10,554       23,569
*   SNU Precision Co., Ltd...........................................   138,479      322,330
#   S-Oil Corp.......................................................   171,990   14,693,296
#*  Solborn, Inc.....................................................   115,551      452,909
#*  Solco Biomedical Co., Ltd........................................   876,431      172,476
#*  Solid, Inc.......................................................   242,308    1,092,166
#   Songwon Industrial Co., Ltd......................................   157,879    2,090,472
#*  Sonokong Co., Ltd................................................   120,866      167,898
#*  Soosan Heavy Industries Co., Ltd.................................    69,489       94,392
#   Soulbrain Co., Ltd...............................................    97,342    6,297,586
    SPC Samlip Co., Ltd..............................................    19,009    1,497,417
    SPG Co., Ltd.....................................................    66,801      419,990
    Spigen Korea Co., Ltd............................................    23,255    1,125,860
    Ssangyong Cement Industrial Co., Ltd.............................   673,748    3,388,314
#*  Ssangyong Motor Co...............................................   365,833      718,288
    ST Pharm Co., Ltd................................................    31,978      504,407
#   Suheung Co., Ltd.................................................    64,644    1,834,186
#   Sun Kwang Co., Ltd...............................................    26,496      356,814
#   Sunchang Corp....................................................    62,367      232,792
#*  SundayToz Corp...................................................    34,964      602,098
#   Sung Bo Chemicals Co., Ltd.......................................    63,949      266,545
    Sung Kwang Bend Co., Ltd.........................................   227,611    1,933,690
#*  Sungchang Enterprise Holdings, Ltd...............................   695,774    1,026,484
#   Sungdo Engineering & Construction Co., Ltd.......................   120,170      477,457
#   Sungshin Cement Co., Ltd.........................................   258,629    1,771,842
    Sungwoo Hitech Co., Ltd..........................................   697,998    2,075,092
#   Sunjin Co., Ltd..................................................   129,290    1,067,954
#*  Sunny Electronics Corp...........................................   119,120      387,902
*   Supex BNP Co., Ltd...............................................    24,433        7,857
#*  Suprema HQ, Inc..................................................    25,328      124,755
#*  Suprema, Inc.....................................................    40,238      859,434
#   SurplusGlobal, Inc...............................................    51,265      100,869

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SOUTH KOREA -- (Continued)
#*  Synopex, Inc.....................................................   577,794 $1,467,554
#   Systems Technology, Inc..........................................   125,178  1,864,720
#   Tae Kyung Industrial Co., Ltd....................................    86,957    412,321
    Taekwang Industrial Co., Ltd.....................................     3,559  3,355,699
#*  Taewoong Co., Ltd................................................   124,212  1,155,772
    Taeyoung Engineering & Construction Co., Ltd.....................   493,857  5,505,136
#*  Taihan Electric Wire Co., Ltd....................................   894,238    489,503
#*  Taihan Fiberoptics Co., Ltd......................................   311,240  1,070,563
    Taihan Textile Co., Ltd..........................................     3,055     50,124
    Tailim Packaging Co., Ltd........................................   155,579    639,665
#*  TBH Global Co., Ltd..............................................   205,016    500,166
#   TechWing, Inc....................................................   146,819  1,388,853
*   Tego Science, Inc................................................       414      8,788
*   Telcon RF Pharmaceutical, Inc....................................   175,381    992,909
#   Telechips, Inc...................................................    52,440    563,159
    TES Co., Ltd.....................................................   168,810  2,968,440
#   Tesna Co., Ltd...................................................    66,627  2,329,007
*   Theragen Etex Co., Ltd...........................................    21,162    152,201
*   Thinkware Systems Corp...........................................    91,353    599,645
#*  TK Chemical Corp.................................................   610,002  1,438,609
    TK Corp..........................................................   165,202  1,423,514
#*  TOBESOFT Co., Ltd................................................    76,792    161,082
#   Tokai Carbon Korea Co., Ltd......................................    52,591  2,410,805
#   Tong Yang Moolsan Co., Ltd.......................................   900,036    663,845
    Tongyang Life Insurance Co., Ltd.................................   507,561  1,598,395
*   Tongyang pile, Inc...............................................     5,078     15,686
    Tongyang, Inc.................................................... 1,685,957  2,077,512
    Tonymoly Co., Ltd................................................    34,741    317,062
#   Top Engineering Co., Ltd.........................................   158,313  1,205,274
    Toptec Co., Ltd..................................................   167,248  1,170,285
#   Tovis Co., Ltd...................................................   186,685  1,185,234
#   TS Corp..........................................................    39,358    624,655
#*  T'way Holdings, Inc..............................................   377,809    555,862
#   UBCare Co., Ltd..................................................   111,753    532,743
#   Ubiquoss Holdings, Inc...........................................    90,727  1,831,839
#   Ubiquoss, Inc....................................................    24,418    621,756
    UIL Co., Ltd.....................................................    84,771    372,956
#   Uju Electronics Co., Ltd.........................................    53,381    367,259
*   Uni-Chem Co., Ltd................................................    21,981     38,738
#*  Unick Corp.......................................................   107,839    599,417
    Unid Co., Ltd....................................................    62,642  2,508,783
#   Union Semiconductor Equipment & Materials Co., Ltd...............   264,792  1,094,178
#   Uniquest Corp....................................................   106,534    630,344
#*  Unison Co., Ltd..................................................   658,343    467,819
#   UniTest, Inc.....................................................   227,673  2,919,603
    Value Added Technology Co., Ltd..................................    70,503  1,511,386
#   Very Good Tour Co., Ltd..........................................    29,456    154,232
    Viatron Technologies, Inc........................................    70,072    566,900
#   VICTEK Co., Ltd..................................................    75,937    182,426
    Vieworks Co., Ltd................................................    67,955  1,411,231
#   Visang Education, Inc............................................    96,185    679,070
*   Vitzrocell Co., Ltd..............................................    89,663  1,030,850
*   W Holding Co., Ltd...............................................   470,616    139,356
*   Webzen, Inc......................................................   122,204  1,745,488
#*  Welcron Co., Ltd.................................................   127,017    424,292
#   Wemade Co., Ltd..................................................    38,376    865,378
#   Whanin Pharmaceutical Co., Ltd...................................    80,461  1,134,356
#*  WillBes & Co. (The)..............................................   657,045    780,788
#   Winix, Inc.......................................................    66,686  1,550,365

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES      VALUE>>
                                                                      --------- --------------
SOUTH KOREA -- (Continued)
    Wins Co., Ltd....................................................    39,739 $      441,735
#   WiSoL Co., Ltd...................................................   322,084      4,112,120
#*  WIZIT Co., Ltd...................................................   316,484        252,155
*   Won Ik Corp......................................................    36,259        121,422
#*  WONIK CUBE Corp..................................................   130,346        248,970
*   Wonik Holdings Co., Ltd..........................................   439,662      1,692,892
    WONIK IPS Co., Ltd...............................................   297,262      8,441,812
#   Wonik Materials Co., Ltd.........................................    76,505      1,824,553
#*  Wonik QnC Corp...................................................   111,255      1,213,908
#*  Woojin, Inc......................................................    10,731         45,417
*   Woongjin Co., Ltd................................................   509,227        681,786
    Woongjin Coway Co., Ltd..........................................   231,722     18,293,239
#*  Woongjin Energy Co., Ltd.........................................   183,851        108,324
*   Woongjin Thinkbig Co., Ltd.......................................   487,749      1,114,458
#*  Woori Financial Group, Inc., Sponsored ADR.......................     4,916        147,087
    Woori Financial Group, Inc....................................... 2,437,709     24,576,549
*   Woori Investment Bank Co., Ltd................................... 1,609,403        902,088
    Woori Technology Investment Co., Ltd.............................    59,779        150,392
#*  Woori Technology, Inc............................................   183,605        136,908
#*  Wooridul Pharmaceutical, Ltd.....................................    75,342        388,429
#   Woorison F&G Co., Ltd............................................   454,784        781,397
    Woory Industrial Co., Ltd........................................    67,147      1,207,336
#   Wooshin Systems Co., Ltd.........................................    82,751        315,509
#*  Woosu AMS Co., Ltd...............................................   132,228        352,458
#*  WooSung Feed Co., Ltd............................................   288,868        771,467
#   Worldex Industry & Trading Co., Ltd..............................    18,504        119,846
#   Y G-1 Co., Ltd...................................................   223,121      1,444,992
#*  YeaRimDang Publishing Co., Ltd...................................   198,720        664,593
#*  Yeong Hwa Metal Co., Ltd.........................................   172,763        197,475
#   YES24 Co., Ltd...................................................    32,156        186,077
#*  Yest Co., Ltd....................................................    20,395        184,213
#   YG Entertainment, Inc............................................    40,685        936,898
#*  YG PLUS..........................................................    95,371        105,737
*   YIK Corp.........................................................    14,394         32,613
#*  YJM Games Co., Ltd...............................................   228,653        343,029
#   YMC Co., Ltd.....................................................   151,757        524,076
*   Yonwoo Co., Ltd..................................................    22,729        470,602
#   Yoosung Enterprise Co., Ltd......................................   173,620        407,366
#   YooSung T&S Co., Ltd.............................................   140,682        372,749
#   Youlchon Chemical Co., Ltd.......................................    93,718      1,085,323
#*  Young In Frontier Co., Ltd.......................................    48,026        397,929
    Young Poong Corp.................................................     2,669      1,397,876
#   Young Poong Precision Corp.......................................   110,690        796,298
    Youngone Corp....................................................   151,540      4,520,504
    Youngone Holdings Co., Ltd.......................................    40,502      1,827,501
#*  YoungWoo DSP Co., Ltd............................................   190,926        253,621
    YTN Co., Ltd.....................................................    18,296         29,711
*   Yuanta Securities Korea Co., Ltd................................. 1,222,814      2,692,667
    Yuhan Corp.......................................................    24,540      4,730,461
    YuHwa Securities Co., Ltd........................................    10,267        108,891
*   Yungjin Pharmaceutical Co., Ltd..................................   265,384      1,216,279
*   Yuyang DNU Co., Ltd..............................................    84,134        406,765
#   Yuyu Pharma, Inc.................................................    23,174        227,838
#   Zeus Co., Ltd....................................................    63,074        644,113
                                                                                --------------
TOTAL SOUTH KOREA....................................................            4,500,071,726
                                                                                --------------
SPAIN -- (0.0%)
#   Banco Santander SA, Sponsored ADR................................ 1,817,311      7,196,551

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
SPAIN -- (Continued)
    Banco Santander SA...............................................  1,984,753 $ 7,856,884
                                                                                 -----------
TOTAL SPAIN..........................................................             15,053,435
                                                                                 -----------
TAIWAN -- (16.9%)
    Aaeon Technology, Inc............................................      5,000      11,716
    ABC Taiwan Electronics Corp......................................    732,613     515,043
    Ability Enterprise Co., Ltd......................................  3,496,974   1,935,914
#   Ability Opto-Electronics Technology Co., Ltd.....................    693,471   1,139,440
    AcBel Polytech, Inc..............................................  3,283,468   2,391,028
    Accton Technology Corp...........................................  3,510,369  20,882,055
    Ace Pillar Co., Ltd..............................................    406,000     308,214
    Acer, Inc........................................................ 19,570,595  11,419,305
    ACES Electronic Co., Ltd.........................................  1,103,000     957,607
#*  Acon Holding, Inc................................................  1,730,000     463,277
    Acter Group Corp., Ltd...........................................    637,705   3,514,814
    Action Electronics Co., Ltd......................................  1,735,000     414,749
#   Actron Technology Corp...........................................    995,758   3,016,387
#   A-DATA Technology Co., Ltd.......................................  1,952,465   3,239,528
#   Addcn Technology Co., Ltd........................................    169,146   1,382,453
#   Adlink Technology, Inc...........................................    721,107   1,131,017
    Advanced Ceramic X Corp..........................................    405,000   3,338,963
#   Advanced International Multitech Co., Ltd........................  1,452,000   1,934,209
*   Advanced Lithium Electrochemistry Cayman Co., Ltd................    365,511     192,340
*   Advanced Optoelectronic Technology, Inc..........................    781,000     398,010
#   Advanced Power Electronics Corp..................................    100,000      95,355
    Advanced Wireless Semiconductor Co...............................  1,469,000   5,223,838
#   Advancetek Enterprise Co., Ltd...................................  1,549,662     872,629
    Advantech Co., Ltd...............................................  1,419,458  14,024,027
    Aerospace Industrial Development Corp............................  3,097,000   3,224,568
#*  AGV Products Corp................................................  5,413,603   1,230,477
*   Airmate Cayman International Co., Ltd............................     18,000      18,393
    Airtac International Group.......................................    887,299  12,058,982
#   Alchip Technologies, Ltd.........................................    621,000   3,793,065
    Alcor Micro Corp.................................................    463,000     220,952
    Alexander Marine Co., Ltd........................................     52,000      77,000
*   ALI Corp.........................................................  3,285,000   1,375,922
    All Ring Tech Co., Ltd...........................................    771,000   1,017,749
    Allied Circuit Co., Ltd..........................................    247,000     734,991
    Allis Electric Co., Ltd..........................................  1,617,100     893,706
#   Alltek Technology Corp...........................................    829,304     525,451
    Alltop Technology Co., Ltd.......................................    764,000   1,884,098
    Alpha Networks, Inc..............................................  3,735,100   2,756,356
#   Altek Corp.......................................................  2,873,159   2,219,809
    Amazing Microelectronic Corp.....................................    708,577   1,991,513
    Ambassador Hotel (The)...........................................  1,850,000   1,454,968
    Ampire Co., Ltd..................................................    368,000     257,822
#   AMPOC Far-East Co., Ltd..........................................    763,567     711,140
*   AmTRAN Technology Co., Ltd.......................................  8,854,944   3,191,122
    Anderson Industrial Corp.........................................    765,705     223,932
    Anpec Electronics Corp...........................................    855,702   2,088,370
    AP Memory Technology Corp........................................    231,983     350,641
    Apacer Technology, Inc...........................................    892,005     956,174
#   APAQ Technology Co., Ltd.........................................    593,520     691,740
    APCB, Inc........................................................  1,713,000   1,486,200
#   Apex Biotechnology Corp..........................................    923,625     835,939
#   Apex International Co., Ltd......................................  1,491,916   2,124,995
    Apex Medical Corp................................................    464,463     361,497
#*  Apex Science & Engineering.......................................    980,870     392,783
#   Arcadyan Technology Corp.........................................  1,322,753   4,079,521

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Ardentec Corp....................................................  4,911,993 $ 4,573,776
    Argosy Research, Inc.............................................     82,000     155,659
    ASE Technology Holding Co., Ltd., ADR............................  1,021,465   5,209,471
    ASE Technology Holding Co., Ltd.................................. 22,471,387  58,300,463
    Asia Cement Corp................................................. 12,178,655  17,191,694
#   Asia Electronic Material Co., Ltd................................    319,000     185,153
    Asia Optical Co., Inc............................................  2,126,000   5,863,103
*   Asia Pacific Telecom Co., Ltd.................................... 10,525,000   2,070,411
*   Asia Plastic Recycling Holding, Ltd..............................  2,970,533     576,928
    Asia Polymer Corp................................................  4,179,260   2,115,247
    Asia Tech Image, Inc.............................................    585,000   1,017,545
    Asia Vital Components Co., Ltd...................................  3,822,864   5,223,809
#   ASMedia Technology, Inc..........................................    234,048   3,753,578
    ASPEED Technology, Inc...........................................    167,999   4,390,185
#   ASROCK, Inc......................................................    341,000     841,066
    Asustek Computer, Inc............................................  2,602,861  17,657,624
#   Aten International Co., Ltd......................................    919,715   2,605,574
#   AU Optronics Corp., Sponsored ADR................................  1,414,505   3,536,262
#   AU Optronics Corp................................................ 91,987,497  23,453,154
    Audix Corp.......................................................    739,375     958,778
    AURAS Technology Co., Ltd........................................    516,303   3,887,588
    Aurona Industries, Inc...........................................    514,000     314,327
    Aurora Corp......................................................    395,258   1,220,884
    Avalue Technology, Inc...........................................    451,000   1,189,284
    Avermedia Technologies...........................................  2,786,037     983,978
    AVY Precision Technology, Inc....................................  1,076,408   1,185,412
#   Awea Mechantronic Co., Ltd.......................................    216,062     203,911
#   Axiomtek Co., Ltd................................................    630,000   1,205,284
*   Azurewave Technologies, Inc......................................     78,000      48,813
    Bank of Kaohsiung Co., Ltd.......................................  5,680,571   1,787,969
    Baolong International Co., Ltd...................................    321,000     141,777
    Basso Industry Corp..............................................  1,328,284   2,131,978
    BenQ Materials Corp..............................................  2,062,000   1,264,394
#   BES Engineering Corp............................................. 16,762,050   4,477,025
#   Bin Chuan Enterprise Co., Ltd....................................  1,127,257     848,288
#   Bionet Corp......................................................    260,000     395,682
    Bionime Corp.....................................................    172,000     333,801
#*  Biostar Microtech International Corp.............................  1,996,712     740,579
    Bioteque Corp....................................................    638,680   2,735,456
#   Bizlink Holding, Inc.............................................  1,317,291   8,955,413
#*  Boardtek Electronics Corp........................................  1,087,000     985,674
    Bon Fame Co., Ltd................................................    157,000     279,539
    Bright Led Electronics Corp......................................  1,239,180     611,161
    Brighton-Best International Taiwan, Inc..........................    425,749     447,319
#   C Sun Manufacturing, Ltd.........................................  1,609,740   1,372,720
*   Cameo Communications, Inc........................................  2,503,116     663,667
    Capital Futures Corp.............................................    635,400     896,774
    Capital Securities Corp.......................................... 22,565,554   6,813,969
#   Career Technology MFG. Co., Ltd..................................  3,809,766   4,725,587
*   Carnival Industrial Corp.........................................  1,495,226     478,982
#   Casetek Holdings, Ltd............................................  2,185,221   3,945,027
#   Caswell, Inc.....................................................     97,000     277,039
    Catcher Technology Co., Ltd......................................  5,236,872  44,388,303
    Cathay Chemical Works............................................     35,000      20,588
    Cathay Financial Holding Co., Ltd................................ 28,900,499  38,254,391
    Cathay Real Estate Development Co., Ltd..........................  6,748,600   4,853,857
#   Cayman Engley Industrial Co., Ltd................................    308,801     977,776
    CCP Contact Probes Co., Ltd......................................     46,000      57,154
#   Celxpert Energy Corp.............................................    765,000     753,828

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
#   Center Laboratories, Inc.........................................  2,048,967 $ 4,480,976
    Central Reinsurance Co., Ltd.....................................  1,488,312     897,883
    Chailease Holding Co., Ltd.......................................  8,853,657  39,894,744
    Chain Chon Industrial Co., Ltd...................................  2,063,000     608,609
#   ChainQui Construction Development Co., Ltd.......................    784,496     623,298
*   Champion Building Materials Co., Ltd.............................  3,478,390     740,822
    Chang Hwa Commercial Bank, Ltd................................... 23,889,278  18,640,474
    Chang Wah Electromaterials, Inc..................................    352,520   1,983,864
    Chang Wah Technology Co., Ltd....................................    502,980     622,755
#   Channel Well Technology Co., Ltd.................................  1,893,000   1,563,971
    Chant Sincere Co., Ltd...........................................    361,000     305,083
    Charoen Pokphand Enterprise......................................  2,496,620   5,376,533
    Chaun-Choung Technology Corp.....................................    246,000   1,654,740
#   CHC Healthcare Group.............................................    560,000     761,131
    CHC Resources Corp...............................................    447,048     751,362
    Chen Full International Co., Ltd.................................  1,087,000   1,330,077
    Chenbro Micom Co., Ltd...........................................    757,000   1,897,855
    Cheng Fwa Industrial Co., Ltd....................................    100,000      41,408
    Cheng Loong Corp.................................................  9,650,160   5,752,762
*   Cheng Mei Materials Technology Corp..............................  7,560,200   1,952,525
    Cheng Shin Rubber Industry Co., Ltd.............................. 14,459,508  22,724,902
    Cheng Uei Precision Industry Co., Ltd............................  4,675,630   7,004,515
#   Chenming Mold Industry Corp......................................  1,250,708     562,804
    Chia Chang Co., Ltd..............................................  1,095,000   1,381,758
#   Chia Hsin Cement Corp............................................  3,885,747   2,425,747
    Chian Hsing Forging Industrial Co., Ltd..........................    564,000   1,023,144
    Chicony Electronics Co., Ltd.....................................  3,889,689  12,084,241
#   Chicony Power Technology Co., Ltd................................  1,733,696   3,383,484
#   Chieftek Precision Co., Ltd......................................    654,500   1,951,465
    Chien Kuo Construction Co., Ltd..................................  2,206,706     734,722
#   Chilisin Electronics Corp........................................  2,091,925   5,896,851
#   Chime Ball Technology Co., Ltd...................................    204,282     298,969
    China Airlines, Ltd.............................................. 33,799,057  10,065,732
    China Bills Finance Corp.........................................  3,921,000   1,919,735
#   China Chemical & Pharmaceutical Co., Ltd.........................  3,094,000   1,944,321
    China Development Financial Holding Corp......................... 53,962,157  16,828,849
    China Ecotek Corp................................................    179,000     210,035
    China Electric Manufacturing Corp................................  4,033,220   1,419,978
    China Fineblanking Technology Co., Ltd...........................    505,681     538,406
    China General Plastics Corp......................................  5,169,835   3,810,545
#   China Glaze Co., Ltd.............................................  1,137,022     470,645
*   China Life Insurance Co., Ltd.................................... 15,096,154  12,441,763
    China Man-Made Fiber Corp........................................ 15,486,488   4,132,816
    China Metal Products.............................................  3,055,405   3,157,536
    China Motor Corp.................................................  2,174,286   2,956,151
#   China Petrochemical Development Corp............................. 30,693,941  10,225,541
    China Steel Chemical Corp........................................    982,998   4,079,311
    China Steel Corp................................................. 44,416,440  34,199,980
#   China Steel Structure Co., Ltd...................................    972,000     782,207
    China Wire & Cable Co., Ltd......................................  1,096,680     957,944
#   Chinese Maritime Transport, Ltd..................................  1,086,964   1,111,963
#   Ching Feng Home Fashions Co., Ltd................................    640,659     948,372
    Chin-Poon Industrial Co., Ltd....................................  4,324,617   4,381,957
    Chipbond Technology Corp.........................................  6,636,000  13,147,747
    ChipMOS Techinologies, Inc.......................................  2,687,155   2,659,111
    ChipMOS Technologies, Inc., ADR..................................     62,027   1,218,219
    Chlitina Holding, Ltd............................................    580,000   4,617,918
    Chong Hong Construction Co., Ltd.................................  2,047,739   5,511,706
#   Chroma ATE, Inc..................................................  1,898,705   9,440,550

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
#   Chun YU Works & Co., Ltd.........................................  1,435,000 $   933,172
#   Chun Yuan Steel Industry Co., Ltd................................  3,101,177   1,044,209
    Chung Hsin Electric & Machinery Manufacturing Corp...............  4,195,500   2,804,913
#   Chung Hung Steel Corp............................................ 13,521,926   4,028,927
    Chung Hwa Food Industrial Co., Ltd...............................     16,650      47,294
#   Chung Hwa Pulp Corp..............................................  5,347,308   1,623,426
#   Chunghwa Chemical Synthesis & Biotech Co., Ltd...................    212,000     255,571
    Chunghwa Precision Test Tech Co., Ltd............................    130,000   4,166,390
#   Chunghwa Telecom Co., Ltd., Sponsored ADR........................    452,251  16,543,341
    Chunghwa Telecom Co., Ltd........................................  6,972,000  25,674,151
*   Chuwa Wool Industry Co., Taiwan Ltd..............................     25,000      23,648
#   Chyang Sheng Dyeing & Finishing Co., Ltd.........................  1,952,000     836,833
    Cleanaway Co., Ltd...............................................    807,000   4,188,068
    Clevo Co.........................................................  4,132,482   4,997,288
#*  CMC Magnetics Corp............................................... 13,878,944   5,186,670
    C-Media Electronics, Inc.........................................    504,000     295,317
*   CoAsia Electronics Corp..........................................    894,642     315,682
    Coland Holdings, Ltd.............................................    169,000     172,988
    Collins Co., Ltd.................................................    316,060     117,966
    Compal Electronics, Inc.......................................... 33,264,560  19,857,862
    Compeq Manufacturing Co., Ltd.................................... 11,823,000  16,539,666
    Compucase Enterprise.............................................    798,000     693,412
    Concord Securities Co., Ltd......................................  6,005,863   1,447,982
#   Concraft Holding Co., Ltd........................................    439,079   2,732,346
    Continental Holdings Corp........................................  4,911,250   2,419,190
    Contrel Technology Co., Ltd......................................  1,368,000     729,328
    Coremax Corp.....................................................    816,545   2,152,005
    Coretronic Corp..................................................  5,113,600   6,605,790
#   Co-Tech Development Corp.........................................  2,463,800   3,495,732
    Cowealth Medical Holding Co., Ltd................................    171,780     245,176
    Coxon Precise Industrial Co., Ltd................................  1,235,000     723,276
#   Creative Sensor, Inc.............................................  1,138,000     786,841
*   CSBC Corp. Taiwan................................................  2,117,157   1,876,888
    CTBC Financial Holding Co., Ltd.................................. 66,734,931  46,394,976
    CTCI Corp........................................................  5,190,896   6,978,683
    C-Tech United Corp...............................................    197,819     139,481
#   Cub Elecparts, Inc...............................................    657,808   5,507,177
#   CviLux Corp......................................................    796,378     674,759
#   CX Technology Co., Ltd...........................................    558,078     365,151
    Cyberlink Corp...................................................    557,504   1,808,967
#   CyberPower Systems, Inc..........................................    450,000   1,515,007
    CyberTAN Technology, Inc.........................................  3,498,873   2,047,498
    Cypress Technology Co., Ltd......................................    381,100   1,002,924
    DA CIN Construction Co., Ltd.....................................  2,128,809   1,423,150
    Dadi Early-Childhood Education Group, Ltd........................    178,502   1,518,701
    Dafeng TV, Ltd...................................................    405,061     508,448
#   Da-Li Development Co., Ltd.......................................  1,337,535   1,198,939
*   Danen Technology Corp............................................  1,430,000      83,137
#   Darfon Electronics Corp..........................................  2,275,700   3,048,927
#   Darwin Precisions Corp...........................................  4,037,304   2,199,987
#   Davicom Semiconductor, Inc.......................................    451,392     248,521
    Daxin Materials Corp.............................................    691,500   1,909,868
    De Licacy Industrial Co., Ltd....................................  2,185,469   1,919,888
#   Delpha Construction Co., Ltd.....................................  1,249,754     660,479
    Delta Electronics, Inc...........................................  9,437,028  41,433,117
    Depo Auto Parts Ind Co., Ltd.....................................  1,096,634   2,226,651
    Dimerco Data System Corp.........................................     56,000      74,039
#   Dimerco Express Corp.............................................    910,000     734,600
    D-Link Corp......................................................  7,002,758   2,743,997

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Draytek Corp.....................................................    173,000 $   159,664
    Dyaco International, Inc.........................................     37,259      48,322
    DYNACOLOR, Inc...................................................    267,000     295,614
*   Dynamic Electronics Co., Ltd.....................................  2,954,583   1,497,607
    Dynapack International Technology Corp...........................  1,690,000   3,347,773
#   E Ink Holdings, Inc..............................................  5,321,000   5,220,942
    E.Sun Financial Holding Co., Ltd................................. 46,573,584  42,082,027
    Eastern Media International Corp.................................  3,735,615   1,257,020
    Eclat Textile Co., Ltd...........................................  1,061,518  14,233,503
    ECOVE Environment Corp...........................................    245,000   1,709,609
*   Edimax Technology Co., Ltd.......................................  2,128,423     733,035
    Edison Opto Corp.................................................  1,150,000     491,751
    Edom Technology Co., Ltd.........................................  1,838,038   1,206,283
    eGalax_eMPIA Technology, Inc.....................................    481,451     783,727
#   Egis Technology, Inc.............................................    744,000   6,687,881
    Elan Microelectronics Corp.......................................  1,424,026   4,393,381
#*  E-Lead Electronic Co., Ltd.......................................    493,846     387,774
    E-LIFE MALL Corp.................................................    407,000     887,585
#   Elite Advanced Laser Corp........................................  1,867,320   3,411,929
#   Elite Material Co., Ltd..........................................  3,002,839  12,472,945
    Elite Semiconductor Memory Technology, Inc.......................  2,786,390   2,917,663
*   Elitegroup Computer Systems Co., Ltd.............................  3,898,028   1,734,302
    eMemory Technology, Inc..........................................    573,000   6,323,680
    Emerging Display Technologies Corp...............................  1,185,000     676,195
*   ENG Electric Co., Ltd............................................    480,222      46,598
#   Ennoconn Corp....................................................    511,531   3,824,675
#   EnTie Commercial Bank Co., Ltd...................................  2,316,166   1,177,566
*   Epileds Technologies, Inc........................................    935,000     425,186
#   Epistar Corp..................................................... 11,935,261  11,601,652
    Eslite Spectrum Corp. (The)......................................     33,550     130,121
    Eson Precision Ind. Co., Ltd.....................................    955,000   1,179,037
    Eternal Materials Co., Ltd.......................................  6,315,999   5,369,241
*   E-Ton Solar Tech Co., Ltd........................................    195,101      13,754
*   Etron Technology, Inc............................................  2,839,000     883,361
#   Eurocharm Holdings Co., Ltd......................................    366,000   1,490,797
    Eva Airways Corp................................................. 28,798,695  13,494,114
#*  Everest Textile Co., Ltd.........................................  3,827,684   1,281,873
    Evergreen International Storage & Transport Corp.................  6,086,000   2,803,435
*   Evergreen Marine Corp. Taiwan, Ltd............................... 20,913,728   8,563,667
    Everlight Chemical Industrial Corp...............................  4,106,756   2,157,424
    Everlight Electronics Co., Ltd...................................  4,843,570   4,443,463
*   Everspring Industry Co., Ltd.....................................    914,000     331,499
#   Excellence Opto, Inc.............................................    141,000     109,181
#   Excelliance Mos Corp.............................................    147,000     599,455
#   Excelsior Medical Co., Ltd.......................................  1,211,581   2,128,455
#   EZconn Corp......................................................    348,600     445,539
    Far Eastern Department Stores, Ltd............................... 11,836,000  10,158,670
    Far Eastern International Bank................................... 26,633,999  10,448,878
    Far Eastern New Century Corp..................................... 18,322,705  17,819,679
    Far EasTone Telecommunications Co., Ltd..........................  9,137,000  21,923,595
#   Faraday Technology Corp..........................................  1,044,893   1,978,765
#   Farglory F T Z Investment Holding Co., Ltd.......................    787,385     548,217
    Farglory Land Development Co., Ltd...............................  4,573,105   5,811,728
*   Federal Corp.....................................................  4,463,938   1,968,710
    Feedback Technology Corp.........................................    276,200     534,564
    Feng Hsin Steel Co., Ltd.........................................  3,173,131   5,493,658
    Feng TAY Enterprise Co., Ltd.....................................  2,475,321  16,721,623
    Firich Enterprises Co., Ltd......................................     22,000      27,248
#*  First Copper Technology Co., Ltd.................................  2,061,000     638,658

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EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    First Financial Holding Co., Ltd................................. 41,834,141 $30,674,793
    First Hi-Tec Enterprise Co., Ltd.................................    708,496     947,591
    First Hotel......................................................  1,245,293     613,137
    First Insurance Co., Ltd. (The)..................................  2,450,640   1,138,220
#   First Steamship Co., Ltd.........................................  6,872,194   2,578,927
    FIT Holding Co., Ltd.............................................    953,436     661,348
#   FLEXium Interconnect, Inc........................................  3,465,724  12,452,704
    Flytech Technology Co., Ltd......................................  1,028,070   2,378,415
#   FocalTech Systems Co., Ltd.......................................  3,177,174   2,473,894
#   Forest Water Environment Engineering Co., Ltd....................    358,277     636,768
    Formosa Advanced Technologies Co., Ltd...........................  1,848,000   2,053,179
    Formosa Chemicals & Fibre Corp................................... 12,956,198  37,659,463
#   Formosa International Hotels Corp................................    526,975   2,800,055
#   Formosa Laboratories, Inc........................................    985,000   1,229,662
#   Formosa Oilseed Processing Co., Ltd..............................    408,891     511,830
    Formosa Optical Technology Co., Ltd..............................    200,000     416,103
    Formosa Petrochemical Corp.......................................  4,361,000  13,890,245
    Formosa Plastics Corp............................................ 10,425,770  33,465,626
    Formosa Sumco Technology Corp....................................     86,000     328,876
    Formosa Taffeta Co., Ltd.........................................  5,900,460   6,711,851
    Formosan Rubber Group, Inc.......................................  3,575,143   2,186,784
#   Formosan Union Chemical..........................................  3,340,986   1,431,877
    Fortune Electric Co., Ltd........................................    848,304     711,193
#   Founding Construction & Development Co., Ltd.....................  1,467,882     780,838
    Foxconn Technology Co., Ltd......................................  5,186,241  11,090,706
#   Foxsemicon Integrated Technology, Inc............................    666,402   3,461,606
#   Froch Enterprise Co., Ltd........................................  2,692,384   1,132,441
    FSP Technology, Inc..............................................  1,478,619   1,019,184
    Fubon Financial Holding Co., Ltd................................. 32,979,387  48,250,002
    Fulgent Sun International Holding Co., Ltd.......................    904,226   3,574,703
    Fullerton Technology Co., Ltd....................................    836,670     540,398
#   Fulltech Fiber Glass Corp........................................  4,310,215   1,958,200
#   Fwusow Industry Co., Ltd.........................................    874,294     517,497
    G Shank Enterprise Co., Ltd......................................  1,451,510   1,117,297
*   G Tech Optoelectronics Corp......................................    953,955     318,794
#   Gallant Precision Machining Co., Ltd.............................  1,324,000     872,313
#   Gamania Digital Entertainment Co., Ltd...........................    183,000     347,417
    GCS Holdings, Inc................................................    527,000   1,205,000
#   GEM Services, Inc................................................    794,970   1,860,842
*   Gemtek Technology Corp...........................................  3,752,574   2,929,311
#   General Interface Solution Holding, Ltd..........................  2,379,000   8,926,730
#   General Plastic Industrial Co., Ltd..............................    563,478     573,902
#   Generalplus Technology, Inc......................................    645,000     700,746
    Genesys Logic, Inc...............................................    768,000     901,505
#   Genius Electronic Optical Co., Ltd...............................    589,810   8,495,092
    Genmont Biotech, Inc.............................................    132,314     108,280
    Genovate Biotechnology Co., Ltd..................................    286,650     230,459
#*  GeoVision, Inc...................................................    455,840     494,091
    Getac Technology Corp............................................  4,370,281   7,164,609
    Giant Manufacturing Co., Ltd.....................................  1,710,363  12,647,171
#*  Giantplus Technology Co., Ltd....................................  3,055,000   1,411,987
    Gigabyte Technology Co., Ltd.....................................  5,689,750   9,488,368
#*  Gigasolar Materials Corp.........................................    241,820     925,791
*   Gigastorage Corp.................................................  2,963,728     726,646
    Ginko International Co., Ltd.....................................    448,000   2,674,163
    Global Brands Manufacture, Ltd...................................  3,531,973   1,990,246
#   Global Lighting Technologies, Inc................................    812,000   2,509,347
    Global Mixed Mode Technology, Inc................................    592,000   2,465,330
    Global PMX Co., Ltd..............................................    432,000   2,405,200

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Global Unichip Corp..............................................    638,000 $ 5,593,723
#   Globalwafers Co., Ltd............................................  1,104,779  13,181,409
    Globe Union Industrial Corp......................................  2,667,820   1,466,644
    Gloria Material Technology Corp..................................  5,755,885   3,591,072
*   GlycoNex, Inc....................................................    129,000      85,298
*   Gold Circuit Electronics, Ltd....................................  5,235,747   2,631,966
    Golden Friends Corp..............................................    104,400     201,190
#   Goldsun Building Materials Co., Ltd.............................. 13,113,672   5,927,964
#   Good Will Instrument Co., Ltd....................................    224,342     197,975
#   Gourmet Master Co., Ltd..........................................    619,102   2,815,046
    Grand Fortune Securities Co., Ltd................................  1,129,000     329,571
#   Grand Ocean Retail Group, Ltd....................................  1,080,000   1,052,273
*   Grand Pacific Petrochemical...................................... 11,040,000   6,666,935
    Grand Plastic Technology Corp....................................    237,000   1,477,963
    GrandTech CG Systems, Inc........................................    400,600     539,428
    Grape King Bio, Ltd..............................................  1,057,000   6,544,178
    Great China Metal Industry.......................................  1,191,000     927,989
    Great Taipei Gas Co., Ltd........................................  1,622,000   1,655,200
    Great Wall Enterprise Co., Ltd...................................  7,301,240   9,035,398
    Greatek Electronics, Inc.........................................  3,089,000   4,341,469
*   Green Energy Technology, Inc.....................................  2,077,221      16,377
    Green River Holding Co., Ltd.....................................     60,350     138,435
    GTM Holdings Corp................................................  1,317,550   1,123,236
#   Hannstar Board Corp..............................................  3,745,147   5,486,950
#   HannStar Display Corp............................................ 34,802,323   7,394,985
*   HannsTouch Solution, Inc.........................................  6,185,862   2,805,705
    Hanpin Electron Co., Ltd.........................................    617,000     680,662
    Harvatek Corp....................................................  1,518,839     644,113
    Hey Song Corp....................................................  2,010,500   2,096,923
    Hi-Clearance, Inc................................................    141,978     491,913
    Highlight Tech Corp..............................................    553,000     477,909
#   Highwealth Construction Corp.....................................  5,698,130   8,745,971
    HIM International Music, Inc.....................................    331,200   1,435,938
    Hiroca Holdings, Ltd.............................................    774,221   1,619,987
#   Hitron Technology, Inc...........................................  2,631,997   1,595,144
    Hiwin Technologies Corp..........................................  1,632,746  14,006,726
    Ho Tung Chemical Corp............................................ 10,064,828   2,341,552
    Hocheng Corp.....................................................  3,010,300     780,560
    Hold-Key Electric Wire & Cable Co., Ltd..........................    266,901      76,209
    Holiday Entertainment Co., Ltd...................................    524,400   1,171,405
    Holtek Semiconductor, Inc........................................  1,721,000   3,752,862
#   Holy Stone Enterprise Co., Ltd...................................  1,256,675   4,157,746
    Hon Hai Precision Industry Co., Ltd.............................. 36,059,403  95,236,584
    Hon Hai Precision Industry Co., Ltd., GDR........................     34,480     180,330
    Hong Pu Real Estate Development Co., Ltd.........................  2,903,554   2,121,165
    Hong TAI Electric Industrial.....................................  2,442,000     841,579
    Hong YI Fiber Industry Co........................................  1,716,680   1,020,204
*   Horizon Securities Co., Ltd......................................  4,252,000     885,185
#   Hota Industrial Manufacturing Co., Ltd...........................  1,961,762   7,260,629
#   Hotai Motor Co., Ltd.............................................  1,459,000  25,810,063
    Hotron Precision Electronic Industrial Co., Ltd..................    752,259   1,102,468
    HOWARM UNITED INDUSTRIES Co. COMMON STOCK TWD10.0................    115,310           0
#   Hsin Kuang Steel Co., Ltd........................................  2,186,783   2,047,234
#   Hsin Yung Chien Co., Ltd.........................................    303,555     836,099
    Hsing TA Cement Co...............................................    496,222     298,930
#   HTC Corp.........................................................  4,179,619   5,049,159
#   Hu Lane Associate, Inc...........................................    875,688   2,145,366
*   HUA ENG Wire & Cable Co., Ltd....................................  4,293,000   1,400,989
    Hua Nan Financial Holdings Co., Ltd.............................. 26,820,624  19,273,964

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
#   Huaku Development Co., Ltd.......................................  2,034,400 $ 5,584,650
    Huang Hsiang Construction Corp...................................  1,642,735   1,967,660
#   Hung Ching Development & Construction Co., Ltd...................  1,389,000   1,079,292
*   Hung Sheng Construction, Ltd.....................................  7,214,880   4,964,126
    Huxen Corp.......................................................    239,072     385,078
*   Hwa Fong Rubber Industrial Co., Ltd..............................  2,639,112   1,035,067
    Hwacom Systems, Inc..............................................    221,000     114,037
#   Ibase Technology, Inc............................................  1,229,345   1,831,483
    IBF Financial Holdings Co., Ltd.................................. 18,775,172   6,719,697
    Ichia Technologies, Inc..........................................  3,386,255   1,960,647
*   I-Chiun Precision Industry Co., Ltd..............................  1,994,211     542,219
*   Ideal Bike Corp..................................................  2,205,885     321,674
    IEI Integration Corp.............................................    637,173   1,183,380
    Infortrend Technology, Inc.......................................  1,997,866     984,649
    Info-Tek Corp....................................................    475,000     244,277
    Innodisk Corp....................................................    860,335   3,763,121
#   Innolux Corp..................................................... 99,786,151  22,119,243
    Inpaq Technology Co., Ltd........................................    729,000     872,636
    Intai Technology Corp............................................    318,000   1,393,208
#*  Integrated Service Technology, Inc...............................    868,669   1,227,986
    IntelliEPI, Inc..................................................    216,000     471,317
#   International CSRC Investment Holdings Co........................  8,924,083   9,603,000
    International Games System Co., Ltd..............................    618,000   7,948,795
    Inventec Corp.................................................... 18,488,276  13,396,166
#   Iron Force Industrial Co., Ltd...................................    522,682   2,335,423
    I-Sheng Electric Wire & Cable Co., Ltd...........................    859,000   1,183,165
    ITE Technology, Inc..............................................  1,342,646   1,952,940
#   ITEQ Corp........................................................  1,984,611  10,051,851
    J Touch Corp.....................................................     22,100           0
    Jarllytec Co., Ltd...............................................    628,828   1,453,747
    Jentech Precision Industrial Co., Ltd............................    561,156   3,134,644
    Jess-Link Products Co., Ltd......................................    850,450     834,583
#   Jih Lin Technology Co., Ltd......................................    265,000     522,989
#   Jih Sun Financial Holdings Co., Ltd.............................. 15,105,596   4,746,138
    Jinan Acetate Chemical Co., Ltd..................................      4,400      17,848
    Jinli Group Holdings, Ltd........................................  1,805,681     770,869
#   JMC Electronics Co., Ltd.........................................     93,000     280,342
#   Jourdeness Group, Ltd............................................    372,000   1,246,461
#   K Laser Technology, Inc..........................................  1,813,459   1,341,073
    Kaimei Electronic Corp...........................................    703,307     984,198
#   Kaori Heat Treatment Co., Ltd....................................    704,321     922,972
#   Kaulin Manufacturing Co., Ltd....................................  1,433,684     721,134
#   Kayee International Group Co., Ltd...............................     39,000     129,150
    KEE TAI Properties Co., Ltd......................................  5,182,101   2,085,485
    Kenda Rubber Industrial Co., Ltd.................................  3,622,304   3,859,071
    Kenmec Mechanical Engineering Co., Ltd...........................  2,205,000   1,119,610
    Kerry TJ Logistics Co., Ltd......................................  1,416,000   1,770,331
*   Key Ware Electronics Co., Ltd....................................    232,709      95,460
#   Kindom Development Co., Ltd......................................  3,247,000   3,387,809
    King Chou Marine Technology Co., Ltd.............................    815,800     920,379
    King Slide Works Co., Ltd........................................    368,450   4,402,842
    King Yuan Electronics Co., Ltd................................... 14,274,032  17,880,805
*   Kingcan Holdings, Ltd............................................    267,594     129,750
#   Kingpak Technology, Inc..........................................    368,611   1,793,558
    King's Town Bank Co., Ltd........................................  8,572,653   8,918,807
#*  King's Town Construction Co., Ltd................................  1,220,690   1,170,483
#   Kinik Co.........................................................  1,563,000   3,524,071
#*  Kinko Optical Co., Ltd...........................................  1,022,772     984,255
    Kinpo Electronics................................................ 14,736,892   5,438,532

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
                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
#   Kinsus Interconnect Technology Corp..............................  3,404,476 $ 5,377,911
#   KMC Kuei Meng International, Inc.................................    630,951   2,101,758
#   KNH Enterprise Co., Ltd..........................................    719,150     248,202
#   KS Terminals, Inc................................................  1,177,290   1,975,822
    Kung Long Batteries Industrial Co., Ltd..........................    717,000   3,402,485
#*  Kung Sing Engineering Corp.......................................  3,026,000     811,505
    Kuo Toong International Co., Ltd.................................  2,221,735   1,386,026
#   Kuoyang Construction Co., Ltd....................................  5,230,418   2,549,621
    Kwong Fong Industries Corp.......................................  1,034,733     468,885
    Kwong Lung Enterprise Co., Ltd...................................    716,000   1,050,848
#   KYE Systems Corp.................................................  2,684,107     707,278
#   L&K Engineering Co., Ltd.........................................  2,019,000   1,677,302
#   La Kaffa International Co., Ltd..................................    168,947     913,600
*   LAN FA Textile...................................................  2,006,412     452,464
#   Land Mark Optoelectronics Corp...................................    504,600   4,242,232
#   Lanner Electronics, Inc..........................................  1,108,705   2,499,900
    Largan Precision Co., Ltd........................................    331,234  48,603,388
    Laser Tek Taiwan Co., Ltd........................................    870,144     735,059
#   Laster Tech Corp., Ltd...........................................    547,163     589,785
    Leader Electronics, Inc..........................................    872,886     209,062
#   Lealea Enterprise Co., Ltd.......................................  9,544,965   2,943,940
    Ledlink Optics, Inc..............................................    613,858     478,780
#   LEE CHI Enterprises Co., Ltd.....................................  1,798,000     545,641
    Lelon Electronics Corp...........................................    870,765   1,197,659
#   Lemtech Holdings Co., Ltd........................................    263,973   1,021,560
*   Leofoo Development Co., Ltd......................................  2,303,655     673,528
#*  LES Enphants Co., Ltd............................................  1,769,479     415,603
#   Lextar Electronics Corp..........................................  3,397,000   1,987,098
    Li Cheng Enterprise Co., Ltd.....................................  1,316,889   2,083,579
    Li Peng Enterprise Co., Ltd......................................  7,776,060   1,785,708
#   Lian HWA Food Corp...............................................    782,411   1,069,841
    Lida Holdings, Ltd...............................................    551,000     726,694
    Lien Hwa Industrial Holdings Corp................................  5,324,942   6,067,763
    Lifestyle Global Enterprise, Inc.................................    120,000     292,172
#   Lingsen Precision Industries, Ltd................................  4,128,490   1,246,066
#   Lion Travel Service Co., Ltd.....................................    352,000     896,127
    Lite-On Semiconductor Corp.......................................  2,417,887   3,318,902
    Lite-On Technology Corp.......................................... 18,739,419  30,879,237
    Long Bon International Co., Ltd..................................  3,725,846   1,981,670
#   Long Da Construction & Development Corp..........................    354,000     180,072
#   Longchen Paper & Packaging Co., Ltd..............................  7,001,495   3,109,343
    Longwell Co......................................................  1,070,000   2,569,972
    Lotes Co., Ltd...................................................    636,062   5,969,357
    Lu Hai Holding Corp..............................................    355,729     458,769
#*  Lucky Cement Corp................................................  1,780,000     468,777
    Lumax International Corp., Ltd...................................    604,126   1,588,881
#   Lung Yen Life Service Corp.......................................    844,000   1,682,950
#*  LuxNet Corp......................................................    535,189     448,904
    Macauto Industrial Co., Ltd......................................    585,000   1,917,508
#   Machvision, Inc..................................................    349,000   3,469,091
    Macroblock, Inc..................................................    325,790   1,296,825
    Macronix International........................................... 17,407,837  17,671,477
#   Makalot Industrial Co., Ltd......................................  1,684,636   9,405,136
    Marketech International Corp.....................................     17,000      36,017
#   Materials Analysis Technology, Inc...............................    535,932   1,295,290
    Mayer Steel Pipe Corp............................................  1,324,905     639,484
    Maywufa Co., Ltd.................................................    178,462      77,688
    MediaTek, Inc....................................................  3,718,823  49,664,327
    Mega Financial Holding Co., Ltd.................................. 33,723,220  33,098,528

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Meiloon Industrial Co............................................    979,889 $   785,169
#   Mercuries & Associates Holding, Ltd..............................  4,787,049   3,050,423
*   Mercuries Life Insurance Co., Ltd................................ 13,193,763   4,658,300
    Merida Industry Co., Ltd.........................................    662,588   3,834,258
#   Merry Electronics Co., Ltd.......................................  1,374,384   6,725,881
*   Microbio Co., Ltd................................................  3,631,358   1,591,691
    Microelectronics Technology, Inc.................................    246,772     181,933
    Micro-Star International Co., Ltd................................  4,656,465  13,751,675
    Mildef Crete, Inc................................................    562,000     861,725
*   MIN AIK Technology Co., Ltd......................................  1,477,249     654,054
#   Mirle Automation Corp............................................  1,921,512   2,449,049
    Mitac Holdings Corp..............................................  9,310,978   8,182,784
    MJ International Co., Ltd........................................     24,000      58,367
#   Mobiletron Electronics Co., Ltd..................................    654,960     814,267
    momo.com, Inc....................................................    327,000   2,834,189
#   Mosel Vitelic, Inc...............................................    359,129     228,694
*   Motech Industries, Inc...........................................  5,187,003   1,619,665
    MPI Corp.........................................................    792,000   1,607,667
#   Nak Sealing Technologies Corp....................................    510,549   1,177,361
    Namchow Holdings Co., Ltd........................................  2,009,000   3,268,754
    Nan Kang Rubber Tire Co., Ltd....................................  3,090,197   5,631,679
#   Nan Liu Enterprise Co., Ltd......................................    264,000   1,199,119
#   Nan Ren Lake Leisure Amusement Co., Ltd..........................  1,231,000     528,012
    Nan Ya Plastics Corp............................................. 16,764,584  39,615,929
    Nan Ya Printed Circuit Board Corp................................  2,513,211   4,551,239
    Nang Kuang Pharmaceutical Co., Ltd...............................    548,000     736,536
    Nantex Industry Co., Ltd.........................................  2,949,363   3,056,137
    Nanya Technology Corp............................................  6,090,751  13,931,402
#   National Petroleum Co., Ltd......................................    651,000     909,902
#   Netronix, Inc....................................................    504,000     680,193
*   New Asia Construction & Development Corp.........................    873,423     175,338
    New Best Wire Industrial Co., Ltd................................    110,200      90,413
    New Era Electronics Co., Ltd.....................................    516,000     334,972
    Nexcom International Co., Ltd....................................    644,267     576,248
#   Nichidenbo Corp..................................................  1,376,552   2,185,686
    Nien Hsing Textile Co., Ltd......................................  1,360,656   1,005,057
    Nien Made Enterprise Co., Ltd....................................  1,069,000   9,697,049
    Niko Semiconductor Co., Ltd......................................    121,000     204,099
#   Nishoku Technology, Inc..........................................    328,800     549,144
#   Nova Technology Corp.............................................     64,000     316,008
#   Novatek Microelectronics Corp....................................  3,789,000  24,270,959
#   Nuvoton Technology Corp..........................................  1,314,892   2,004,522
*   O-Bank Co., Ltd..................................................  2,305,000     581,801
#*  Ocean Plastics Co., Ltd..........................................  1,159,000   1,452,584
#   On-Bright Electronics, Inc.......................................    362,800   2,132,781
#   OptoTech Corp....................................................  3,716,537   3,146,297
    Orient Europharma Co., Ltd.......................................    369,000     689,827
*   Orient Semiconductor Electronics, Ltd............................  3,895,637   2,096,008
#   Oriental Union Chemical Corp.....................................  7,934,819   5,730,873
    O-TA Precision Industry Co., Ltd.................................    442,683     705,362
#   Pacific Construction Co..........................................  1,133,276     433,918
    Pacific Hospital Supply Co., Ltd.................................    500,000   1,327,353
#   Paiho Shih Holdings Corp.........................................    918,656   1,298,345
    Pan Jit International, Inc.......................................  3,256,074   3,065,837
    Pan-International Industrial Corp................................  4,785,854   3,686,936
    Panion & BF Biotech, Inc.........................................     40,000     121,653
    Parade Technologies, Ltd.........................................    593,805  11,473,522
*   Paragon Technologies Co., Ltd....................................    740,626     547,142
#   Parpro Corp......................................................    354,000     413,210

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    PCL Technologies, Inc............................................    369,067 $ 1,215,750
#   P-Duke Technology Co., Ltd.......................................    432,410   1,099,950
#   Pegatron Corp.................................................... 17,718,293  34,404,891
#*  Pharmally International Holding Co., Ltd.........................    329,543   2,507,284
*   Phihong Technology Co., Ltd......................................  3,721,101   1,067,516
    Phison Electronics Corp..........................................  1,082,000   9,838,486
#   Phoenix Tours International, Inc.................................    280,035     343,017
    Pixart Imaging, Inc..............................................    645,000   2,482,306
    Planet Technology Corp...........................................    181,000     380,128
    Plastron Precision Co., Ltd......................................    375,491     227,367
#   Plotech Co., Ltd.................................................    684,000     484,433
    Polytronics Technology Corp......................................    541,408   1,216,426
#   Posiflex Technology, Inc.........................................    449,939   1,541,965
    Pou Chen Corp.................................................... 19,662,005  26,286,805
    Power Wind Health Industry, Inc..................................    162,645   1,139,128
    Powertech Technology, Inc........................................  7,520,580  23,705,222
    Poya International Co., Ltd......................................    418,515   5,748,845
    President Chain Store Corp.......................................  2,727,728  27,212,113
    President Securities Corp........................................ 10,167,144   4,407,123
    Primax Electronics, Ltd..........................................  4,180,000   8,912,792
    Prince Housing & Development Corp................................ 12,003,141   4,436,414
#*  Princeton Technology Corp........................................  1,205,000     316,725
    Pro Hawk Corp....................................................     65,000     304,392
    Prodisc Technology, Inc..........................................    603,000           0
#   Promate Electronic Co., Ltd......................................  1,293,000   1,441,290
*   Promise Technology, Inc..........................................  1,584,538     359,283
#   Prosperity Dielectrics Co., Ltd..................................    856,687   1,679,284
    P-Two Industries, Inc............................................     96,000      99,217
    Qisda Corp....................................................... 16,143,525  12,105,752
#   QST International Corp...........................................    642,000   1,384,542
    Qualipoly Chemical Corp..........................................  1,012,893     905,003
#   Quang Viet Enterprise Co., Ltd...................................    180,000     889,549
    Quanta Computer, Inc............................................. 10,527,436  20,194,574
#   Quanta Storage, Inc..............................................  1,486,000   1,836,498
    Quintain Steel Co., Ltd..........................................  3,069,215     648,350
#   Radiant Opto-Electronics Corp....................................  5,893,692  23,399,589
    Radium Life Tech Co., Ltd........................................  7,445,858   2,970,760
#   Rafael Microelectronics, Inc.....................................    237,000   1,430,143
#   Realtek Semiconductor Corp.......................................  2,259,861  16,763,547
    Rechi Precision Co., Ltd.........................................  4,237,292   3,315,395
    Rexon Industrial Corp., Ltd......................................    279,559     757,404
    Rich Development Co., Ltd........................................  6,612,769   2,366,171
#   RichWave Technology Corp.........................................    551,100   4,315,672
*   Right WAY Industrial Co., Ltd....................................    288,000     165,984
*   Ritek Corp....................................................... 10,601,382   2,819,272
#*  Roo Hsing Co., Ltd...............................................  5,460,000   2,059,158
*   Rotam Global Agrosciences, Ltd...................................    743,217     411,234
    Ruentex Development Co., Ltd.....................................  4,019,827   6,131,173
    Ruentex Engineering & Construction Co............................    295,000     574,254
    Ruentex Industries, Ltd..........................................  3,379,294   8,113,840
#*  Run Long Construction Co., Ltd...................................    684,352   1,540,969
#*  Sagittarius Life Science Corp....................................    170,744     293,781
#   Samebest Co., Ltd................................................    272,160   1,205,027
    Sampo Corp.......................................................  3,879,895   2,525,272
#   San Fang Chemical Industry Co., Ltd..............................  1,378,659   1,089,397
    San Far Property, Ltd............................................  1,022,204     784,307
    San Shing Fastech Corp...........................................    941,622   1,599,886
    Sanitar Co., Ltd.................................................    425,000     486,094
#   Sanyang Motor Co., Ltd...........................................  4,526,802   3,247,052

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Scan-D Corp......................................................     10,000 $    12,148
#   SCI Pharmtech, Inc...............................................    335,312   1,227,238
    Scientech Corp...................................................    524,000     945,156
    ScinoPharm Taiwan, Ltd...........................................    556,075     435,335
#   SDI Corp.........................................................  1,356,000   2,766,403
    Sea Sonic Electronics Co., Ltd...................................    202,000     270,620
    Senao International Co., Ltd.....................................    567,547     570,298
    Senao Networks, Inc..............................................    297,000   1,240,584
    Sercomm Corp.....................................................  2,333,000   6,138,247
#   Sesoda Corp......................................................  2,071,176   1,723,178
    Shan-Loong Transportation Co., Ltd...............................    629,247     610,951
    Sharehope Medicine Co., Ltd......................................    629,225     600,180
    Sheng Yu Steel Co., Ltd..........................................  1,274,000     838,801
    ShenMao Technology, Inc..........................................    834,450     622,603
#   Shieh Yih Machinery Industry Co., Ltd............................    447,000     156,393
    Shih Her Technologies, Inc.......................................    484,000     643,039
*   Shih Wei Navigation Co., Ltd.....................................  1,901,641     537,851
    Shihlin Electric & Engineering Corp..............................  1,640,787   2,437,434
    Shin Hai Gas Corp................................................      8,242      11,230
#   Shin Kong Financial Holding Co., Ltd............................. 64,976,673  20,526,618
    Shin Shin Natural Gas Co.........................................      9,480      10,747
#   Shin Zu Shing Co., Ltd...........................................  1,701,245   6,746,779
*   Shinih Enterprise Co., Ltd.......................................    119,000      67,439
*   Shining Building Business Co., Ltd...............................  4,369,622   1,706,220
#   Shinkong Insurance Co., Ltd......................................  2,329,784   2,922,765
    Shinkong Synthetic Fibers Corp................................... 13,818,844   5,067,603
    Shinkong Textile Co., Ltd........................................    874,169   1,234,546
    Shiny Chemical Industrial Co., Ltd...............................    701,717   2,103,036
#   ShunSin Technology Holding, Ltd..................................    181,000   1,010,315
*   Shuttle, Inc.....................................................  2,560,000     989,760
#   Sigurd Microelectronics Corp.....................................  4,554,877   5,551,546
    Silergy Corp.....................................................    156,000   4,370,228
*   Silicon Integrated Systems Corp..................................  5,418,817   1,445,386
    Silitech Technology Corp.........................................    530,521     412,879
    Simplo Technology Co., Ltd.......................................  1,425,880  13,134,030
    Sinbon Electronics Co., Ltd......................................  2,267,849   9,176,696
    Sincere Navigation Corp..........................................  3,720,741   2,030,983
    Single Well Industrial Corp......................................    395,351     342,419
#   Sinher Technology, Inc...........................................    594,000     820,118
    Sinmag Equipment Corp............................................    430,519   1,453,699
    Sino-American Electronic Co., Ltd................................    247,836           0
    Sino-American Silicon Products, Inc..............................  5,383,000  16,184,088
    Sinon Corp.......................................................  4,572,740   2,831,463
    SinoPac Financial Holdings Co., Ltd.............................. 47,298,497  19,411,506
    Sinopower Semiconductor, Inc.....................................    127,000     465,208
    Sinphar Pharmaceutical Co., Ltd..................................  1,162,507     740,322
#   Sinyi Realty Co..................................................  1,926,314   2,032,152
#   Sirtec International Co., Ltd....................................  1,125,000   1,128,245
#   Sitronix Technology Corp.........................................  1,095,774   6,538,703
    Siward Crystal Technology Co., Ltd...............................  2,184,705   1,432,552
#   Soft-World International Corp....................................    801,000   2,012,540
#*  Solar Applied Materials Technology Co............................  3,121,639   2,350,197
    Solomon Technology Corp..........................................  1,451,000     974,196
    Solteam, Inc.....................................................    666,930     631,299
#   Song Shang Electronics Co., Ltd..................................    994,240     455,307
#   Sonix Technology Co., Ltd........................................    911,000     997,040
    Southeast Cement Co., Ltd........................................  1,181,000     663,817
#*  Speed Tech Corp..................................................    298,000     688,484
#   Spirox Corp......................................................    924,540     792,192

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Sporton International, Inc.......................................    552,479 $ 3,447,327
    St Shine Optical Co., Ltd........................................    440,000   6,873,677
#   Standard Chemical & Pharmaceutical Co., Ltd......................  1,028,040   1,110,728
    Standard Foods Corp..............................................  2,114,734   4,270,127
    Stark Technology, Inc............................................    905,520   1,639,433
    Sun Race Sturmey-Archer, Inc.....................................     26,550      22,171
*   Sunko INK Co., Ltd...............................................    479,000     136,041
    Sunny Friend Environmental Technology Co., Ltd...................    578,000   5,004,115
#   Sunonwealth Electric Machine Industry Co., Ltd...................  2,752,001   3,426,303
    Sunplus Technology Co., Ltd......................................  6,273,153   2,850,357
#   Sunrex Technology Corp...........................................  1,481,145   1,802,631
    Sunspring Metal Corp.............................................  1,133,000   1,063,585
    Supreme Electronics Co., Ltd.....................................  4,410,857   4,201,774
#   Swancor Holding Co., Ltd.........................................    877,061   2,481,320
    Sweeten Real Estate Development Co., Ltd.........................  1,052,179     787,714
#   Symtek Automation Asia Co., Ltd..................................    457,420   1,084,843
    Syncmold Enterprise Corp.........................................  1,272,000   3,267,078
#   Synmosa Biopharma Corp...........................................    291,672     231,725
    Synnex Technology International Corp.............................  7,466,732   8,905,829
#   Sysage Technology Co., Ltd.......................................    912,756     996,109
*   Sysgration.......................................................    827,806     174,516
    Systex Corp......................................................  1,339,293   3,256,594
    T3EX Global Holdings Corp........................................  1,039,000     796,984
#   TA Chen Stainless Pipe........................................... 10,201,348  11,007,791
    Ta Liang Technology Co., Ltd.....................................    416,000     484,664
#   Ta Ya Electric Wire & Cable......................................  6,483,900   2,267,432
#   Ta Yih Industrial Co., Ltd.......................................    371,000     807,457
#   Tah Hsin Industrial Corp.........................................    456,300     535,071
    TAI Roun Products Co., Ltd.......................................    263,000      86,404
#   TA-I Technology Co., Ltd.........................................    949,834   1,258,630
*   Tai Tung Communication Co., Ltd..................................    926,353     481,188
    Taichung Commercial Bank Co., Ltd................................ 28,219,491  10,900,873
#   TaiDoc Technology Corp...........................................    652,532   2,683,265
    Taiflex Scientific Co., Ltd......................................  2,287,460   3,215,448
#   Taimide Tech, Inc................................................  1,493,940   2,458,976
#   Tainan Enterprises Co., Ltd......................................  1,030,289     811,947
    Tainan Spinning Co., Ltd......................................... 11,360,791   4,175,655
*   Tainergy Tech Co., Ltd...........................................  2,784,000     526,452
    Tainet Communication System Corp.................................     62,000     120,105
    Tai-Saw Technology Co., Ltd......................................    309,960     218,327
    Taishin Financial Holding Co., Ltd............................... 44,104,434  20,482,534
    Taisun Enterprise Co., Ltd.......................................  1,790,775   1,249,659
    Taita Chemical Co., Ltd..........................................  2,804,601   1,042,749
    Taiwan Business Bank............................................. 31,765,622  13,391,062
    Taiwan Cement Corp............................................... 25,040,947  33,245,441
    Taiwan Chinsan Electronic Industrial Co., Ltd....................    802,448     911,273
    Taiwan Cogeneration Corp.........................................  3,139,657   3,020,641
    Taiwan Cooperative Financial Holding Co., Ltd.................... 33,152,881  22,809,046
    Taiwan FamilyMart Co., Ltd.......................................    214,000   1,539,700
    Taiwan Fertilizer Co., Ltd.......................................  5,726,000   9,113,999
    Taiwan Fire & Marine Insurance Co., Ltd..........................  1,433,880     967,423
#   Taiwan FU Hsing Industrial Co., Ltd..............................  1,676,000   2,401,487
    Taiwan Glass Industry Corp.......................................  8,616,904   3,283,438
    Taiwan High Speed Rail Corp......................................  7,739,000   9,158,231
    Taiwan Hon Chuan Enterprise Co., Ltd.............................  3,270,545   5,895,316
    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................  1,922,000   1,219,985
    Taiwan Kolin Co., Ltd............................................    508,000           0
*   Taiwan Land Development Corp.....................................  9,991,009   2,835,290
#   Taiwan Line Tek Electronic.......................................    609,071     585,302

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
TAIWAN -- (Continued)
    Taiwan Mobile Co., Ltd...........................................  5,708,900 $ 21,286,099
    Taiwan Navigation Co., Ltd.......................................  2,274,720    1,376,096
#   Taiwan Paiho, Ltd................................................  2,583,152    6,749,114
#   Taiwan PCB Techvest Co., Ltd.....................................  3,173,816    3,808,582
*   Taiwan Prosperity Chemical Corp..................................     20,000        9,425
#   Taiwan Pulp & Paper Corp.........................................  2,659,260    1,750,159
#   Taiwan Sakura Corp...............................................  1,403,243    2,222,825
    Taiwan Sanyo Electric Co., Ltd...................................    456,650      457,652
    Taiwan Secom Co., Ltd............................................  1,631,405    4,670,384
    Taiwan Semiconductor Co., Ltd....................................  2,686,000    4,487,005
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR...... 10,833,721  559,345,015
    Taiwan Semiconductor Manufacturing Co., Ltd...................... 41,439,652  406,100,219
    Taiwan Shin Kong Security Co., Ltd...............................  1,466,561    1,809,249
    Taiwan Styrene Monomer...........................................  6,451,404    4,575,775
#   Taiwan Surface Mounting Technology Corp..........................  3,320,674   10,855,973
    Taiwan Taxi Co., Ltd.............................................    136,710      320,305
#   Taiwan TEA Corp..................................................  8,318,896    4,641,272
    Taiwan Union Technology Corp.....................................  2,259,000    9,900,183
#   Taiyen Biotech Co., Ltd..........................................  1,224,910    1,291,709
#*  Tatung Co., Ltd.................................................. 10,675,588    6,416,249
#   Tayih Lun An Co., Ltd............................................    106,000       80,515
#   TCI Co., Ltd.....................................................    756,282    8,351,647
    Te Chang Construction Co., Ltd...................................    440,980      431,855
    Teco Electric and Machinery Co., Ltd............................. 13,776,000   12,215,256
    Tehmag Foods Corp................................................     88,600      648,767
    Ten Ren Tea Co., Ltd.............................................    180,170      227,753
    Tera Autotech Corp...............................................     23,000       19,991
    Test Research, Inc...............................................  1,267,370    2,120,745
    Test-Rite International Co., Ltd.................................  2,484,166    1,771,628
#*  Tex-Ray Industrial Co., Ltd......................................  1,233,000      342,967
    Thinking Electronic Industrial Co., Ltd..........................    995,058    2,677,971
#   Thye Ming Industrial Co., Ltd....................................  1,534,992    1,609,971
    Ton Yi Industrial Corp...........................................  6,454,300    2,577,790
    Tong Hsing Electronic Industries, Ltd............................  1,276,534    5,654,691
    Tong Yang Industry Co., Ltd......................................  4,575,341    7,143,300
    Tong-Tai Machine & Tool Co., Ltd.................................  2,160,804    1,223,227
    TOPBI International Holdings, Ltd................................    874,109    2,914,510
    Topco Scientific Co., Ltd........................................  1,365,050    4,340,893
#   Topco Technologies Corp..........................................    292,468      661,856
    Topkey Corp......................................................     61,000      266,631
    Topoint Technology Co., Ltd......................................  1,625,993    1,199,431
    Toung Loong Textile Manufacturing................................    982,000    1,533,224
*   TPK Holding Co., Ltd.............................................  4,219,000    9,179,048
    Trade-Van Information Services Co................................    344,000      409,849
    Transcend Information, Inc.......................................  1,326,870    2,881,067
    Tripod Technology Corp...........................................  3,709,660   14,337,184
#*  TrueLight Corp...................................................     75,600       82,490
#   Tsang Yow Industrial Co., Ltd....................................    973,000      633,872
    Tsann Kuen Enterprise Co., Ltd...................................    827,441      470,184
    TSC Auto ID Technology Co., Ltd..................................    350,570    2,862,859
*   TSEC Corp........................................................  3,465,945      947,331
    TSRC Corp........................................................  4,597,154    3,664,049
#   Ttet Union Corp..................................................    318,000    1,297,822
    TTFB Co., Ltd....................................................    111,000      972,339
    TTY Biopharm Co., Ltd............................................  1,784,991    4,699,333
    Tung Ho Steel Enterprise Corp....................................  8,653,645    6,135,316
#*  Tung Thih Electronic Co., Ltd....................................    526,848    1,257,436
#   TURVO International Co., Ltd.....................................    830,515    1,930,508
    TXC Corp.........................................................  2,593,762    3,178,208

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
TAIWAN -- (Continued)
    TYC Brother Industrial Co., Ltd..................................   2,748,333 $ 2,708,578
*   Tycoons Group Enterprise.........................................   4,435,353     842,145
#   Tyntek Corp......................................................   2,271,413   1,099,809
    UDE Corp.........................................................     713,000     610,024
    Ultra Chip, Inc..................................................     554,000     570,927
    U-Ming Marine Transport Corp.....................................   4,056,200   4,495,555
    Unimicron Technology Corp........................................  15,644,563  24,039,218
*   Union Bank Of Taiwan.............................................   8,931,674   3,127,276
#   Union Insurance Co., Ltd.........................................     589,895     375,968
    Uni-President Enterprises Corp...................................  24,290,734  60,007,361
    Unitech Computer Co., Ltd........................................     850,365     617,303
    Unitech Printed Circuit Board Corp...............................   6,000,839   6,525,936
    United Integrated Services Co., Ltd..............................   1,680,640   8,740,187
    United Microelectronics Corp..................................... 127,663,441  58,791,597
    United Orthopedic Corp...........................................     633,468     950,604
#   United Radiant Technology........................................     966,000     564,340
*   United Renewable Energy Co., Ltd.................................  22,983,900   6,217,416
#*  Unity Opto Technology Co., Ltd...................................   4,372,276     970,992
    Univacco Technology, Inc.........................................      52,000      42,814
    Universal Cement Corp............................................   3,531,790   2,181,033
#*  Universal Microelectronics Co., Ltd..............................     240,000     131,859
#   Universal Microwave Technology, Inc..............................     395,643   1,233,277
#*  Unizyx Holding Corp..............................................   2,152,496   1,442,095
    UPC Technology Corp..............................................   9,619,684   3,249,532
    Userjoy Technology Co., Ltd......................................     289,380     737,111
#   USI Corp.........................................................   9,585,226   4,214,243
*   Usun Technology Co., Ltd.........................................     450,100     370,725
#   Utechzone Co., Ltd...............................................     621,000   1,234,338
    Vanguard International Semiconductor Corp........................   7,269,000  15,530,831
#   Ve Wong Corp.....................................................     704,524     622,219
#   VHQ Media Holdings, Ltd..........................................     324,000   1,240,732
#   Victory New Materials, Ltd. Co...................................   1,523,500     794,598
#   Visual Photonics Epitaxy Co., Ltd................................   1,668,224   6,522,397
#   Vivotek, Inc.....................................................     176,504     574,588
    Voltronic Power Technology Corp..................................     364,717   8,073,343
#   Wafer Works Corp.................................................   2,633,909   3,024,394
    Waffer Technology Corp...........................................   1,113,000     494,845
    Wah Hong Industrial Corp.........................................     364,280     292,684
#   Wah Lee Industrial Corp..........................................   1,735,000   3,076,241
#   Walsin Lihwa Corp................................................  23,860,307  11,668,608
#   Walsin Technology Corp...........................................   2,963,496  17,742,019
#   Walton Advanced Engineering, Inc.................................   3,862,662   1,170,746
    Wan Hai Lines, Ltd...............................................   6,139,026   3,651,832
    WAN HWA Enterprise Co............................................     556,452     240,227
#   Wei Chuan Foods Corp.............................................   1,372,000   1,187,041
    Wei Mon Industry Co., Ltd........................................   2,514,674           0
    Weikeng Industrial Co., Ltd......................................   2,963,979   1,751,787
    Well Shin Technology Co., Ltd....................................     996,443   1,630,684
    Weltrend Semiconductor...........................................      85,000      72,756
*   Wha Yu Industrial Co., Ltd.......................................     556,000     328,214
    Wholetech System Hitech, Ltd.....................................     270,000     252,343
    Win Semiconductors Corp..........................................   2,320,248  24,151,028
    Winbond Electronics Corp.........................................  34,323,188  19,321,085
    Winmate, Inc.....................................................     127,000     239,631
    Winstek Semiconductor Co., Ltd...................................     794,000     699,308
    Wintek Corp......................................................   6,349,135      71,562
    Wisdom Marine Lines Co., Ltd.....................................   4,082,595   4,100,605
    Wisechip Semiconductor, Inc......................................     179,846     199,420
    Wistron Corp.....................................................  24,739,169  22,680,871

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
TAIWAN -- (Continued)
    Wistron NeWeb Corp...............................................  2,448,515 $    6,102,250
    Wowprime Corp....................................................    948,000      2,375,474
    WPG Holdings, Ltd................................................  9,890,957     12,539,105
    WT Microelectronics Co., Ltd.....................................  5,061,789      5,782,361
    WUS Printed Circuit Co., Ltd.....................................  2,040,230      2,602,814
    XAC Automation Corp..............................................    704,000        671,850
    XPEC Entertainment, Inc..........................................     63,985          5,213
    Xxentria Technology Materials Corp...............................  1,170,736      2,629,433
#   Yageo Corp.......................................................  1,849,227     18,975,641
*   Yang Ming Marine Transport Corp.................................. 13,547,491      3,370,787
    YC INOX Co., Ltd.................................................  3,364,560      2,888,728
    YCC Parts Manufacturing Co., Ltd.................................     51,000         75,218
    Yea Shin International Development Co., Ltd......................  1,760,715        978,932
#   Yem Chio Co., Ltd................................................  4,821,762      1,854,326
#*  Yeong Guan Energy Technology Group Co., Ltd......................  1,161,774      2,481,302
    YFC-Boneagle Electric Co., Ltd...................................  1,232,000      1,097,316
    YFY, Inc......................................................... 14,800,997      5,813,848
#   Yi Jinn Industrial Co., Ltd......................................  2,889,096      1,352,462
    Yieh Phui Enterprise Co., Ltd.................................... 12,774,342      3,826,570
#   Yonyu Plastics Co., Ltd..........................................  1,029,050      1,161,630
#   Young Fast Optoelectronics Co., Ltd..............................  1,510,137        962,494
    Young Optics, Inc................................................     18,000         46,923
    Youngtek Electronics Corp........................................  1,414,569      1,899,042
    Yuanta Financial Holding Co., Ltd................................ 49,662,301     31,037,443
    Yuanta Futures Co., Ltd..........................................     48,000         88,902
    Yuen Chang Stainless Steel Co., Ltd..............................     26,000         17,286
    Yulon Finance Corp...............................................  1,619,200      6,006,804
#   Yulon Motor Co., Ltd............................................. 10,733,715      6,902,996
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................    385,350        905,420
    Yungshin Construction & Development Co., Ltd.....................    580,200        632,467
    YungShin Global Holding Corp.....................................  1,187,400      1,693,432
    Zeng Hsing Industrial Co., Ltd...................................    692,974      3,022,571
    Zenitron Corp....................................................  2,013,000      1,398,223
    Zero One Technology Co., Ltd.....................................  1,126,000      1,153,928
    Zhen Ding Technology Holding, Ltd................................  4,791,150     22,654,446
#   Zig Sheng Industrial Co., Ltd....................................  6,626,638      1,759,949
#   Zinwell Corp.....................................................  3,052,979      2,244,654
    Zippy Technology Corp............................................  1,317,028      1,549,951
#   ZongTai Real Estate Development Co., Ltd.........................  2,507,625      2,211,155
                                                                                 --------------
TOTAL TAIWAN.........................................................             4,893,871,587
                                                                                 --------------
THAILAND -- (3.5%)
    AAPICO Hitech PCL................................................    160,600         79,250
    AAPICO Hitech PCL................................................    867,080        427,869
    Advanced Info Service PCL........................................  3,970,609     30,113,246
    Advanced Information Technology PCL, Class F.....................    695,100        441,991
    AEON Thana Sinsap Thailand PCL...................................    420,000      2,837,556
    AEON Thana Sinsap Thailand PCL...................................     11,200         75,668
    After You PCL....................................................    589,300        224,439
    Airports of Thailand PCL......................................... 15,631,000     40,636,976
    AJ Plast PCL.....................................................  1,649,700        448,006
    Allianz Ayudhya Capital PCL......................................    168,700        217,894
    AMA Marine PCL...................................................    544,500        112,705
    Amata Corp. PCL..................................................  3,403,000      2,794,979
    Ananda Development PCL........................................... 20,573,300      1,975,909
    AP Thailand PCL.................................................. 18,342,436      4,009,276
    Asia Aviation PCL................................................ 25,898,000      2,195,691
    Asia Green Energy PCL............................................  2,122,800         65,382
    Asia Plus Group Holdings PCL..................................... 13,208,300        783,006

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
THAILAND -- (Continued)
    Asia Plus Group Holdings PCL.....................................     468,800 $    27,791
    Asia Sermkij Leasing PCL.........................................   1,158,900     997,894
    Asian Insulators PCL.............................................   9,576,560     355,216
    Asian Seafoods Coldstorage PCL, Class F..........................   1,753,500     289,201
    B Grimm Power PCL................................................   2,900,500   4,610,830
    Bangchak Corp. PCL...............................................   6,001,600   4,909,406
    Bangkok Airways PCL..............................................   7,420,100   1,879,906
    Bangkok Aviation Fuel Services PCL...............................   2,503,142   2,652,775
    Bangkok Bank PCL.................................................     672,700   3,887,602
    Bangkok Bank PCL.................................................     516,300   2,975,201
    Bangkok Chain Hospital PCL.......................................  14,329,250   7,972,558
    Bangkok Dusit Medical Services PCL, Class F......................  14,572,700  11,582,871
    Bangkok Expressway & Metro PCL...................................  55,916,355  19,999,889
    Bangkok Insurance PCL............................................      23,140     236,420
    Bangkok Land PCL.................................................   1,923,100      87,254
    Bangkok Land PCL................................................. 149,932,104   6,802,682
    Bangkok Life Assurance PCL.......................................   3,652,040   2,249,642
    Bangkok Ranch PCL................................................   6,134,500     495,717
    Bank of Ayudhya PCL..............................................      29,100      30,599
    Banpu PCL........................................................  17,950,410   6,896,001
    Banpu Power PCL..................................................   2,214,700   1,276,230
    BCPG PCL.........................................................   4,423,200   2,636,781
    Beauty Community PCL.............................................  22,044,000   1,562,317
*   BEC World PCL....................................................  15,567,000   3,428,400
    Berli Jucker PCL.................................................   4,433,050   7,157,185
    Better World Green PCL...........................................  21,189,600     357,897
    Big Camera Corp. PCL.............................................  21,819,200     382,983
    BJC Heavy Industries PCL, Class F................................   3,104,100     215,884
    BTS Group Holdings PCL...........................................  18,748,800   8,320,382
    Bumrungrad Hospital PCL..........................................   2,162,800   8,631,144
    Buriram Sugar PCL................................................   1,876,960     254,861
    Cal-Comp Electronics Thailand PCL, Class F.......................  19,991,928   1,065,971
    Carabao Group PCL, Class F.......................................   1,021,900   2,851,302
    Central Pattana PCL..............................................   7,024,600  14,889,035
    Central Plaza Hotel PCL..........................................   5,324,400   4,849,180
    CH Karnchang PCL.................................................   4,160,367   2,810,779
    Charoen Pokphand Foods PCL.......................................  20,894,100  17,472,298
    Charoong Thai Wire & Cable PCL, Class F..........................   1,044,500     176,418
*   Christiani & Nielsen Thai........................................     580,300      31,326
    Chularat Hospital PCL, Class F...................................  50,101,300   4,247,701
*   CIMB Thai Bank PCL...............................................   1,623,900      31,730
    COL PCL..........................................................     406,700     251,873
    Com7 PCL, Class F................................................   7,489,500   7,131,085
    Communication & System Solution PCL..............................   1,612,000      67,267
*   Country Group Development PCL....................................  14,436,400     430,295
*   Country Group Holdings PCL.......................................   6,787,311     188,817
    CP ALL PCL.......................................................  19,392,000  50,254,148
    Delta Electronics Thailand PCL...................................     218,300     318,106
    Demco PCL........................................................     847,400      75,773
    Dhipaya Insurance PCL............................................   3,297,900   2,544,828
    Diamond Building Products PCL....................................   1,338,000     263,656
    Do Day Dream PCL.................................................     270,300     248,413
    Dynasty Ceramic PCL..............................................  29,183,360   1,875,003
    East Coast Furnitech P.L.C.......................................     245,900      17,916
    Eastern Polymer Group PCL, Class F...............................   4,707,900   1,161,578
    Eastern Printing PCL.............................................   2,352,404     296,047
    Eastern Water Resources Development and Management PCL, Class F..   4,255,600   1,691,247
    Electricity Generating PCL.......................................     891,400  10,243,941
    Energy Absolute PCL..............................................   7,415,300  10,068,796

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
THAILAND -- (Continued)
    Erawan Group PCL (The)........................................... 17,830,100 $ 3,247,741
    Esso Thailand PCL................................................ 10,539,900   2,565,599
*   Everland PCL.....................................................  2,474,500      21,307
    FN Factory Outlet PCL............................................  1,029,600      43,987
    Forth Corp. PCL..................................................    935,400     168,834
    Forth Smart Service PCL..........................................  3,867,600     813,355
    Fortune Parts Industry PCL, Class F..............................  4,276,600     322,923
    GFPT PCL.........................................................  5,838,122   2,668,193
    Global Green Chemicals PCL, Class F..............................  2,546,300     936,047
    Global Power Synergy PCL, Class F................................  3,967,726  10,807,931
    GMM Grammy PCL...................................................    370,000     129,889
    Grande Asset Hotels & Property PCL...............................  2,158,431      57,186
    Gunkul Engineering PCL...........................................  8,898,700     860,547
    Haad Thip PCL....................................................     77,400      61,264
    Hana Microelectronics PCL........................................  6,126,557   5,173,943
    Home Product Center PCL.......................................... 31,271,215  17,813,045
    ICC International PCL............................................     51,000      67,561
    Ichitan Group PCL................................................  8,095,000   1,809,613
    Indorama Ventures PCL............................................  9,546,600   8,852,618
    Interhides PCL...................................................  1,788,800     213,270
    Interlink Communication PCL......................................  1,060,950     153,898
    Interlink Telecom PCL............................................    311,400      30,320
    Intouch Holdings PCL.............................................  2,023,214   4,422,326
    Intouch Holdings PCL, Class F....................................    393,600     860,328
    IRPC PCL......................................................... 80,035,790   9,012,144
    Italian-Thai Development PCL..................................... 27,361,619   1,504,232
    ITV PCL..........................................................    183,700           0
    Jasmine International PCL........................................ 52,864,200  10,942,250
    JMT Network Services PCL, Class F................................  2,366,700   1,575,449
    Jubilee Enterprise PCL...........................................    127,400      75,524
    JWD Infologistics PCL............................................    955,900     294,415
    Kang Yong Electric PCL...........................................      1,400      13,307
    Karmarts PCL.....................................................  5,741,866     813,883
    Kasikornbank PCL.................................................  1,466,600   6,775,648
    Kasikornbank PCL.................................................  3,542,100  16,305,743
    KCE Electronics PCL..............................................  6,558,764   3,193,040
    KGI Securities Thailand PCL...................................... 15,854,200   2,299,765
    Khon Kaen Sugar Industry PCL..................................... 19,815,148   1,279,667
    Khonburi Sugar PCL...............................................    284,500      29,774
    Kiatnakin Bank PCL...............................................  3,263,307   7,078,874
    Krung Thai Bank PCL.............................................. 17,565,875   9,657,014
    Krungthai Card PCL...............................................  7,132,300   9,802,631
    Lam Soon Thailand PCL............................................  2,797,200     409,459
    Land & Houses PCL................................................  6,500,500   2,088,255
    Land & Houses PCL................................................ 12,114,380   3,891,687
    Lanna Resources PCL..............................................  2,426,250     678,980
    LH Financial Group PCL........................................... 52,169,127   2,176,953
*   Loxley PCL....................................................... 14,431,135     740,793
    LPN Development PCL.............................................. 11,670,696   1,816,601
    Major Cineplex Group PCL.........................................  5,974,300   4,867,289
    Master Ad PCL....................................................  2,085,500      98,767
    Maybank Kim Eng Securities Thailand PCL..........................    615,900     161,140
    MBK PCL..........................................................  7,249,700   5,450,180
    MC Group PCL.....................................................  3,368,000     736,175
*   MCOT PCL.........................................................  1,938,900     693,496
    MCS Steel PCL....................................................  3,391,100   1,010,760
    Mega Lifesciences PCL............................................  3,521,900   3,353,357
    Millcon Steel PCL................................................  2,111,406      55,941
    Minor International PCL..........................................  7,133,157   8,504,509

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- ------------
THAILAND -- (Continued)
    MK Restaurants Group PCL.........................................     936,700 $  2,411,937
    Modernform Group PCL.............................................     724,300       56,131
*   Mono Technology PCL, Class F.....................................  20,703,400      973,632
    Muang Thai Insurance PCL.........................................      19,800       57,541
    Muangthai Capital PCL............................................   5,721,500   11,748,071
    Muramoto Electron Thailand PCL...................................       7,400       39,579
    Namyong Terminal PCL.............................................   3,714,800      489,647
    Nava Nakorn PCL..................................................     830,300       56,096
    Nawarat Patanakarn PCL...........................................     680,800       11,499
    Netbay PCL.......................................................     732,600      758,197
    Noble Development PCL............................................     308,400      193,037
    Origin Property PCL, Class F.....................................  10,050,100    2,296,595
*   Padaeng Industry PCL.............................................   1,095,900      270,391
    PCS Machine Group Holding PCL....................................   1,809,900      362,639
    Plan B Media Pcl, Class F........................................  13,455,600    3,899,205
    Platinum Group PCL (The), Class F................................   1,499,600      224,481
    Polyplex Thailand PCL............................................   5,281,587    2,396,348
    Power Line Engineering PCL.......................................     587,500       17,511
*   Precious Shipping PCL............................................   8,624,100    2,413,434
    Premier Marketing PCL............................................   3,929,600    1,151,746
    Prima Marine PCL.................................................   3,921,100    1,103,804
*   Principal Capital PCL............................................     897,100      123,000
    Property Perfect PCL.............................................  60,244,800    1,576,201
    Pruksa Holding PCL...............................................   9,372,100    4,904,096
    PTG Energy PCL...................................................  10,000,700    5,961,669
    PTT Exploration & Production PCL.................................   8,636,869   34,467,386
    PTT Global Chemical PCL..........................................  13,895,711   23,470,153
    PTT PCL..........................................................  72,022,800  107,932,827
    Pylon PCL........................................................   1,567,100      259,497
*   QTC Energy PCL...................................................      78,700       12,354
    Quality Houses PCL...............................................  62,533,304    5,384,553
    Raimon Land PCL..................................................  22,785,400      799,885
    Ratch Group PCL..................................................     543,500    1,322,976
    Ratch Group PCL..................................................   2,544,501    6,193,768
    Ratchthani Leasing PCL...........................................  16,812,575    3,535,680
*   Regional Container Lines PCL.....................................   4,581,200      576,538
    Robinson PCL.....................................................   2,499,800    5,401,952
    Rojana Industrial Park PCL.......................................  11,281,412    2,260,392
    RS PCL...........................................................   5,955,100    3,076,654
    S 11 Group PCL...................................................   1,074,300      279,293
    Sabina PCL.......................................................     108,500       94,324
    Saha Pathana Inter-Holding PCL...................................      33,600       71,217
    * Sahakol Equipment PCL..........................................   5,765,900      389,549
    Sahamitr Pressure Container PCL..................................     374,800       94,957
    Saha-Union PCL...................................................     723,700    1,018,621
    Sahaviriya Steel Industries PCL..................................  72,645,680       22,615
    Samart Corp. PCL.................................................   4,765,500    1,175,790
*   Samart Digital Public Co., Ltd...................................   5,179,600       36,023
    Samart Telcoms PCL...............................................   3,315,100      949,681
    Sansiri PCL...................................................... 100,146,185    3,780,979
    Sappe PCL........................................................   2,228,800    1,742,000
    SC Asset Corp. PCL...............................................  25,133,916    1,914,489
    Scan Inter PCL, Class F..........................................   3,321,200      239,782
*   SCG Ceramics PCL.................................................   6,618,192      346,307
    SEAFCO PCL.......................................................   5,401,384    1,144,854
    Sena Development PCL.............................................   2,104,950      218,895
    Sermsang Power Corp. Co., Ltd....................................     421,900      104,794
    Siam Cement PCL (The)............................................   1,022,200   12,525,716
    Siam Cement PCL (The)............................................     737,000    8,957,741

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ----------- -----------
THAILAND -- (Continued)
    Siam City Cement PCL.............................................     539,288 $ 3,857,798
    Siam City Cement PCL.............................................       7,624      54,538
    Siam Commercial Bank PCL (The)...................................   5,153,669  19,201,449
    Siam Future Development PCL......................................  10,399,602   1,911,502
    Siam Global House PCL............................................   8,183,786   4,119,674
    Siam Wellness Group PCL, Class F.................................   2,340,200   1,077,290
    Siamgas & Petrochemicals PCL.....................................  13,743,200   3,959,789
    Singha Estate PCL................................................  23,251,017   2,448,691
    Sino-Thai Engineering & Construction PCL.........................   4,677,200   2,602,317
    SNC Former PCL...................................................   1,058,000     459,010
    Somboon Advance Technology PCL...................................   2,787,225   1,458,459
    SPCG PCL.........................................................   4,491,800   3,109,078
    Sri Trang Agro-Industry PCL......................................  12,878,240   4,435,625
*   Sriracha Construction PCL........................................     765,700     178,777
    Srisawad Corp. PCL...............................................   5,941,322  12,691,349
    Srithai Superware PCL............................................  13,370,500     336,532
    Srivichai Vejvivat PCL...........................................      98,800      17,178
    Star Petroleum Refining PCL......................................  25,568,000   7,536,188
    STP & I PCL......................................................  12,185,533   2,381,012
    Supalai PCL......................................................   9,683,725   5,195,441
*   Super Energy Corp. PCL........................................... 142,893,400   2,839,412
    Susco PCL........................................................   2,606,800     240,003
    SVI PCL..........................................................  12,143,328   1,825,822
    Symphony Communication PCL.......................................     176,277      19,616
    Synnex Thailand PCL..............................................   2,696,290     647,395
    Syntec Construction PCL..........................................  10,648,000     595,964
    TAC Consumer PCL, Class F........................................     971,500     162,480
    Taokaenoi Food & Marketing PCL, Class F..........................   6,151,700   2,159,563
*   Tata Steel Thailand PCL..........................................  31,628,900     523,744
    TCM Corp. PCL....................................................     657,200      44,836
    Thai Agro Energy PCL.............................................     980,300     102,591
*   Thai Airways International PCL...................................  13,139,337   3,220,106
    Thai Central Chemical PCL........................................     247,700     170,630
    Thai Nakarin Hospital PCL........................................     155,500     169,945
    Thai Oil PCL.....................................................   9,541,800  21,646,408
    Thai Rayon PCL...................................................       6,000       6,036
    Thai Rayon PCL...................................................      20,400      20,522
    Thai Reinsurance PCL.............................................   5,342,300     102,617
    Thai Solar Energy PCL, Class F...................................   5,033,750     416,770
    Thai Stanley Electric PCL........................................       7,500      39,121
    Thai Stanley Electric PCL, Class F...............................     170,300     888,301
    Thai Union Group PCL, Class F....................................  10,013,760   4,841,891
    Thai Vegetable Oil PCL...........................................   3,981,025   3,394,979
    Thai Wah PCL.....................................................   3,961,700     558,928
*   Thaicom PCL......................................................   6,636,500     971,463
    Thaifoods Group PCL..............................................  11,236,100   1,436,375
    Thaire Life Assurance PCL........................................   3,783,600     441,075
    Thanachart Capital PCL...........................................   6,249,800  10,970,008
    Thitikorn PCL....................................................   1,889,700     582,024
    Thoresen Thai Agencies PCL.......................................  12,576,000   1,840,898
    Tipco Asphalt PCL................................................   1,259,700     888,611
    Tipco Asphalt PCL................................................   3,394,300   2,394,389
    TIPCO Foods PCL..................................................   2,530,800     636,996
    Tisco Financial Group PCL........................................          90         291
    Tisco Financial Group PCL........................................   2,128,700   6,873,597
    TKS Technologies PCL.............................................     619,500     146,694
    TMB Bank PCL.....................................................  97,088,613   4,630,157
    TMT Steel PCL....................................................   3,603,800     486,952
    TOA Paint Thailand PCL...........................................     638,200     951,118

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
THAILAND -- (Continued)
    Total Access Communication PCL...................................  3,153,400 $    6,474,940
    Total Access Communication PCL...................................  5,798,100     11,905,355
    TPC Power Holdings Co., Ltd......................................  2,010,800        832,423
    TPI Polene PCL................................................... 89,427,010      3,938,994
    TPI Polene Power PCL.............................................  5,987,400        892,310
    True Corp. PCL................................................... 88,899,448     14,720,889
    TTCL PCL.........................................................  2,286,178        522,425
    TTW PCL.......................................................... 13,929,400      6,273,881
*   U City PCL, Class F..............................................  8,702,739        550,496
    Union Auction PCL................................................    428,200        116,285
    Unique Engineering & Construction PCL............................ 10,289,305      2,998,705
    United Paper PCL.................................................  3,376,300      1,095,802
    Univanich Palm Oil PCL...........................................  1,299,900        226,013
    Univentures PCL.................................................. 10,070,000      1,800,894
    Vanachai Group PCL...............................................  7,945,840      1,194,705
    VGI PCL.......................................................... 11,294,900      3,647,136
    Vibhavadi Medical Center PCL..................................... 38,180,100      2,351,879
    Vinythai PCL.....................................................  2,783,300      2,156,954
    WHA Corp. PCL.................................................... 33,884,200      5,251,799
    WHA Utilities and Power PCL......................................  3,043,100        650,041
    Workpoint Entertainment PCL......................................  2,049,180      1,309,792
                                                                                 --------------
TOTAL THAILAND.......................................................             1,012,777,790
                                                                                 --------------
TURKEY -- (1.0%)
#   Adana Cimento Sanayii TAS, Class A...............................    386,781        448,183
*   Afyon Cimento Sanayi TAS.........................................    259,846        213,869
#*  Akbank Turk A.S.................................................. 11,249,861     13,591,688
    Akcansa Cimento A.S..............................................    488,112        578,775
#   Aksa Akrilik Kimya Sanayii A.S...................................  1,381,746      2,480,246
#*  Aksa Enerji Uretim A.S...........................................  1,358,614        627,104
    Aksigorta A.S....................................................  1,427,864      1,232,431
    Alarko Holding A.S...............................................  1,509,826      1,198,348
#*  Albaraka Turk Katilim Bankasi A.S................................  6,607,173      1,408,090
    Alkim Alkali Kimya A.S...........................................    188,454        991,430
#   Anadolu Anonim Turk Sigorta Sirketi..............................  1,758,404      1,285,927
#   Anadolu Cam Sanayii A.S..........................................  3,205,642      1,878,324
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................    818,248      2,752,858
    Anadolu Hayat Emeklilik A.S......................................    747,719        724,330
#*  Arcelik A.S......................................................  1,117,385      3,461,706
#   Aselsan Elektronik Sanayi Ve Ticaret A.S.........................    676,570      2,172,172
    AvivaSA Emeklilik ve Hayat A.S., Class A.........................    111,545        227,305
    Aygaz A.S........................................................    498,193        949,126
#*  Bagfas Bandirma Gubre Fabrikalari A.S............................    305,717        694,329
#*  Bera Holding A.S.................................................  4,178,658      2,044,131
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S................  1,083,806        327,943
#   BIM Birlesik Magazalar A.S.......................................  2,439,210     20,185,758
*   Bizim Toptan Satis Magazalari A.S................................    132,244        194,247
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................    573,464        889,208
    Borusan Yatirim ve Pazarlama A.S.................................      2,670         15,872
#*  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S..................    205,704        210,772
*   Bursa Cimento Fabrikasi A.S......................................    312,973        246,059
#   Celebi Hava Servisi A.S..........................................     92,085      1,573,823
#   Cemtas Celik Makina Sanayi Ve Ticaret A.S........................    238,577        247,354
#*  Cimsa Cimento Sanayi VE Ticaret A.S..............................    619,594        861,242
    Coca-Cola Icecek A.S.............................................    719,948      3,933,337
#*  Deva Holding A.S.................................................    174,912        215,051
#   Dogan Sirketler Grubu Holding A.S................................ 19,124,155      5,784,404
#*  Dogus Otomotiv Servis ve Ticaret A.S.............................    611,285        890,719
    EGE Endustri VE Ticaret A.S......................................     17,276      1,438,610

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TURKEY -- (Continued)
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
      Ticaret A.S....................................................  2,657,561 $ 1,393,584
    ENERJISA ENERJI AS...............................................  1,103,502   1,194,084
    Enka Insaat ve Sanayi A.S........................................  2,627,029   2,652,295
#   Erbosan Erciyas Boru Sanayii ve Ticaret A.S......................    251,107     972,585
#   Eregli Demir ve Celik Fabrikalari TAS............................ 10,373,060  11,858,087
#*  Fenerbahce Futbol A.S............................................    358,337     995,930
    Ford Otomotiv Sanayi A.S.........................................    521,048   5,875,893
#*  Global Yatirim Holding A.S.......................................  1,622,087   1,122,706
#   Goldas Kuyumculuk Sanayi Ithalat Ve B............................     61,429           0
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S..............    127,492     316,220
#   Goodyear Lastikleri TAS..........................................  1,276,095     620,015
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S....................  2,519,523   1,555,561
#*  GSD Holding AS...................................................  3,941,746     647,435
#*  Gubre Fabrikalari TAS............................................    561,747     549,799
#*  Hektas Ticaret TAS...............................................    647,532     714,275
#*  Ihlas Holding A.S................................................ 10,679,890   1,083,467
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.............    783,793     881,197
#*  Is Finansal Kiralama A.S.........................................    483,788     213,889
    Is Yatirim Menkul Degerler A.S., Class A.........................  1,701,544   1,121,914
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A.....  2,702,311   1,010,929
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.....  7,261,045   2,739,542
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S...........................  4,410,545     894,826
    Kartonsan Karton Sanayi ve Ticaret A.S...........................      5,309     294,667
#*  Kerevitas Gida Sanayi ve Ticaret A.S.............................    197,574      94,973
#   KOC Holding A.S..................................................  2,521,933   8,266,376
#*  Konya Cimento Sanayii A.S........................................      5,972     214,370
#   Kordsa Teknik Tekstil A.S........................................    962,224   1,970,962
*   Koza Altin Isletmeleri A.S.......................................    284,691   3,499,310
*   Koza Anadolu Metal Madencilik Isletmeleri A.S....................  2,093,080   3,198,352
#*  Logo Yazilim Sanayi Ve Ticaret A.S...............................    103,205     701,507
*   Mavi Giyim Sanayi Ve Ticaret AS, Class B.........................     16,782     135,421
#*  Metro Ticari ve Mali Yatirimlar Holding A.S......................  2,550,351   1,293,620
#*  Migros Ticaret A.S...............................................    494,849   1,776,209
*   MLP SAGLIK HIZMETLERI AS.........................................      6,210      15,777
#*  NET Holding A.S..................................................  3,370,462     995,763
#*  Netas Telekomunikasyon A.S.......................................    398,923     644,415
    Nuh Cimento Sanayi A.S...........................................    286,975     487,243
    Otokar Otomotiv Ve Savunma Sanayi A.S............................     48,021   1,179,879
#*  Pegasus Hava Tasimaciligi A.S....................................    687,951   7,944,297
#*  Petkim Petrokimya Holding A.S....................................  9,328,403   5,611,343
#   Polisan Holding A.S..............................................    827,559     368,790
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S...............  1,102,955     711,703
#   Sasa Polyester Sanayi A.S........................................  1,134,345   1,380,235
#*  Sekerbank Turk AS................................................  5,062,073     893,464
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  1,486,316   1,515,303
#   Soda Sanayii A.S.................................................  2,632,762   2,522,624
#*  Tat Gida Sanayi A.S..............................................    541,773     444,429
#   TAV Havalimanlari Holding A.S....................................  1,633,463   7,446,705
    Tekfen Holding A.S...............................................  2,103,426   6,227,733
    Tofas Turk Otomobil Fabrikasi A.S................................  1,178,016   4,606,393
#   Trakya Cam Sanayii A.S...........................................  5,969,225   3,065,484
    Tupras Turkiye Petrol Rafinerileri A.S...........................    635,959  13,842,485
#*  Turcas Petrol A.S................................................  1,395,484     469,025
#*  Turk Hava Yollari AO.............................................  7,233,312  14,720,433
*   Turk Telekomunikasyon A.S........................................  3,866,003   3,926,591
#*  Turk Traktor ve Ziraat Makineleri A.S............................    140,423   1,079,274
    Turkcell Iletisim Hizmetleri A.S.................................  8,413,852  18,500,456
#   Turkcell Iletisim Hizmetleri A.S., ADR...........................    291,527   1,594,653
*   Turkiye Garanti Bankasi A.S...................................... 10,771,287  17,313,384

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE>>
                                                                      ---------- ---------------
TURKEY -- (Continued)
#*  Turkiye Halk Bankasi A.S.........................................  4,252,292 $     3,894,539
*   Turkiye Is Bankasi A.S., Class C.................................  8,249,569       8,359,396
*   Turkiye Sinai Kalkinma Bankasi A.S............................... 23,917,902       3,763,012
    Turkiye Sise ve Cam Fabrikalari A.S..............................  4,460,918       3,386,283
#*  Turkiye Vakiflar Bankasi TAO, Class D............................  7,974,481       6,047,660
*   Ulker Biskuvi Sanayi A.S.........................................  1,321,875       4,252,553
#*  Vestel Elektronik Sanayi ve Ticaret A.S..........................  1,163,272       2,071,811
#*  Yapi ve Kredi Bankasi A.S........................................ 10,481,875       4,175,923
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S......................  1,597,008       1,717,375
#*  Zorlu Enerji Elektrik Uretim A.S.................................  4,091,394         851,270
                                                                                 ---------------
TOTAL TURKEY.........................................................                291,862,474
                                                                                 ---------------
UNITED KINGDOM -- (0.0%)
    Mondi P.L.C......................................................    122,109       2,525,142
    Rhi Magnesita NV.................................................     11,025         496,883
                                                                                 ---------------
TOTAL UNITED KINGDOM.................................................                  3,022,025
                                                                                 ---------------
TOTAL COMMON STOCKS..................................................             27,672,898,198
                                                                                 ---------------
PREFERRED STOCKS -- (2.3%)
BRAZIL -- (2.2%)
    AES Tiete Energia SA.............................................      6,203           3,573
*   Alpargatas SA....................................................  1,332,081       9,047,721
*   AZUL SA..........................................................    356,000       4,662,042
    Banco ABC Brasil S.A.............................................  1,223,919       5,505,423
    Banco Bradesco SA................................................  7,287,556      63,908,077
    Banco do Estado do Rio Grande do Sul SA, Class B.................  2,702,394      15,066,832
    Banco Pan SA.....................................................  1,654,807       3,738,325
    Braskem SA, Class A..............................................    245,575       1,696,155
    Centrais Eletricas Brasileiras SA, Class B.......................  1,267,763      12,957,388
    Centrais Eletricas Santa Catarina................................     66,063         658,736
    Cia Brasileira de Distribuicao...................................  1,056,193      21,855,992
    Cia de Saneamento do Parana......................................  1,932,402       8,750,136
    Cia de Transmissao de Energia Eletrica Paulista..................  2,009,872      11,812,164
    Cia Energetica de Minas Gerais...................................  6,215,018      21,153,221
    Cia Energetica de Sao Paulo, Class B.............................  1,774,242      13,139,256
    Cia Energetica do Ceara, Class A.................................     92,930       1,459,816
    Cia Ferro Ligas da Bahia--FERBASA................................    630,282       2,850,845
    Cia Paranaense de Energia........................................    668,441       9,278,671
    Eucatex SA Industria e Comercio..................................     95,359         106,998
    Gerdau SA........................................................  2,824,371       9,457,998
*   Gol Linhas Aereas Inteligentes SA................................    306,300       2,795,307
    Itau Unibanco Holding SA......................................... 16,854,817     152,262,815
    Lojas Americanas SA..............................................  1,956,714       9,753,076
    Marcopolo SA.....................................................  5,763,755       5,216,913
    Petroleo Brasileiro SA........................................... 28,735,931     217,749,643
    Randon SA Implementos e Participacoes............................  1,821,195       4,700,005
    Schulz SA........................................................    125,540         275,465
    Telefonica Brasil SA.............................................  1,084,893      14,358,838
    Unipar Carbocloro SA.............................................    703,574       5,089,316
    Usinas Siderurgicas de Minas Gerais SA, Class A..................  5,107,698       9,246,201
                                                                                 ---------------
TOTAL BRAZIL.........................................................                638,556,948
                                                                                 ---------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B....................................    329,325         614,439
    Embotelladora Andina SA, Class B.................................  1,291,362       3,718,481

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES       VALUE>>
                                                                      ---------- ---------------
CHILE -- (Continued)
    Sociedad Quimica y Minera de Chile SA, Class B...................     87,886 $     2,345,110
                                                                                 ---------------
TOTAL CHILE..........................................................                  6,678,030
                                                                                 ---------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA..............................................  2,872,589       1,589,273
    Banco Davivienda SA..............................................    661,350       8,452,757
    Bancolombia SA...................................................    299,076       3,903,915
    Grupo Argos SA...................................................     93,838         387,568
    Grupo Aval Acciones y Valores SA................................. 10,167,208       4,166,149
    Grupo de Inversiones Suramericana SA.............................    244,480       2,240,825
                                                                                 ---------------
TOTAL COLOMBIA.......................................................                 20,740,487
                                                                                 ---------------
SOUTH KOREA -- (0.0%)
*   CJ Corp..........................................................     14,869         778,308
                                                                                 ---------------
TOTAL PREFERRED STOCKS...............................................                666,753,773
                                                                                 ---------------
RIGHTS/WARRANTS -- (0.0%)
CHINA -- (0.0%)
*   Legend Holdings Corp. Rights 05/23/19............................     16,192               0
                                                                                 ---------------
INDONESIA -- (0.0%)
*   Medco Energi Internasional Tbk PT Warrants 12/11/20..............  9,244,331          88,248
                                                                                 ---------------
MALAYSIA -- (0.0%)
*   WCE Holdings Bhd Rights 11/11/19.................................  2,794,200          10,031
                                                                                 ---------------
SOUTH KOREA -- (0.0%)
*   Dream Security Co., Ltd. Rights 11/07/19.........................      8,433             943
*   Good People Co., Ltd. Rights 11/08/19............................     38,895          32,929
                                                                                 ---------------
TOTAL SOUTH KOREA....................................................                     33,872
                                                                                 ---------------
TAIWAN -- (0.0%)
*   Arcadyan Technology Corp. Rights 11/11/19........................     82,008          59,808
*   Cathay Financial Holding Co. Rights 11/25/19.....................  1,004,317         174,862
*   Kung Sing Engineering Corp. Rights 11/21/19......................    696,578          37,986
*   Sigurd Microelectronics Corp. Rights 11/12/19....................    145,648          50,957
                                                                                 ---------------
TOTAL TAIWAN                                                                             323,613
                                                                                 ---------------
THAILAND -- (0.0%)
*   Grande Asset Hotels Foreign Rights 06/03/19......................    215,843               0
*   Property Perfect Rights 09/30/19.................................  7,114,575               0
*   TMB Bank PCL Rights 11/26/19..................................... 67,327,512          89,190
                                                                                 ---------------
TOTAL THAILAND.......................................................                     89,190
                                                                                 ---------------
TURKEY -- (0.0%)
*   Hektas Ticaret TAS Rights 11/14/19...............................    647,531       1,206,210
                                                                                 ---------------
TOTAL RIGHTS/WARRANTS................................................                  1,751,164
                                                                                 ---------------
TOTAL INVESTMENT SECURITIES (Cost $25,123,238,416)...................             28,341,403,135
                                                                                 ---------------

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- ---------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@(S)  The DFA Short Term Investment Fund............................... 58,203,851 $   673,476,754
                                                                                   ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $25,796,623,326)...................            $29,014,879,889
                                                                                   ===============

As of October 31, 2019, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                   NUMBER OF  EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                        CONTRACTS     DATE       VALUE        VALUE     (DEPRECIATION)
-----------                        ---------  ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)/ /     650      12/20/19  $ 33,538,198 $ 33,845,500   $  307,302
S&P 500(R)/ /Emini Index            1,208      12/20/19   178,907,577  183,362,320    4,454,743
                                                         ------------ ------------   ----------
TOTAL FUTURES CONTRACTS...........                       $212,445,775 $217,207,820   $4,762,045
                                                         ============ ============   ==========

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                 LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                              -------------- -------------- ------- --------------
Common Stocks
   Brazil.................................... $2,264,643,038             --   --    $2,264,643,038
   Chile.....................................    104,561,353 $  201,819,919   --       306,381,272
   China.....................................    827,980,485  4,049,509,439   --     4,877,489,924
   Colombia..................................    109,459,510             --   --       109,459,510
   Czech Republic............................             --     45,214,007   --        45,214,007
   Egypt.....................................      2,306,169     18,954,624   --        21,260,793
   Greece....................................             --     76,210,137   --        76,210,137
   Hong Kong.................................             --      2,529,869   --         2,529,869
   Hungary...................................        275,437    113,762,325   --       114,037,762
   India.....................................    143,257,849  3,392,691,109   --     3,535,948,958
   Indonesia.................................     27,397,447    761,953,642   --       789,351,089
   Malaysia..................................         37,402    806,012,560   --       806,049,962
   Mexico....................................    867,852,269         24,632   --       867,876,901
   Netherlands...............................     16,227,013             --   --        16,227,013
   Peru......................................     38,320,052          1,633   --        38,321,685
   Philippines...............................      5,914,412    348,210,178   --       354,124,590
   Poland....................................             --    377,155,424   --       377,155,424
   Russia....................................     73,492,969    423,797,180   --       497,290,149
   South Africa..............................    206,031,737  1,650,635,341   --     1,856,667,078
   South Korea...............................     83,305,478  4,416,766,248   --     4,500,071,726
   Spain.....................................     15,053,435             --   --        15,053,435
   Taiwan....................................    586,032,638  4,307,838,949   --     4,893,871,587
   Thailand..................................  1,012,755,175         22,615   --     1,012,777,790
   Turkey....................................      1,594,653    290,267,821   --       291,862,474
   United Kingdom............................             --      3,022,025   --         3,022,025
Preferred Stocks
   Brazil....................................    638,556,948             --   --       638,556,948
   Chile.....................................             --      6,678,030   --         6,678,030
   Colombia..................................     20,740,487             --   --        20,740,487
   South Korea...............................        778,308             --   --           778,308
Rights/Warrants
   Indonesia.................................             --         88,248   --            88,248
   Malaysia..................................             --         10,031   --            10,031
   South Korea...............................             --         33,872   --            33,872

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
   Taiwan....................................             -- $       323,613   --    $       323,613
   Thailand..................................             --          89,190   --             89,190
   Turkey....................................             --       1,206,210   --          1,206,210
Securities Lending Collateral                             --     673,476,754   --        673,476,754
Futures Contracts**                           $    4,762,045              --   --          4,762,045
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $7,051,336,309 $21,968,305,625   --    $29,019,641,934
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                  U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (98.8%)
COMMUNICATION SERVICES -- (5.9%)
*   Altice USA, Inc., Class A........................................   137,941 $  4,269,274
    Cable One, Inc...................................................       871    1,154,397
    CBS Corp., Class B...............................................   128,596    4,634,600
    CenturyLink, Inc.................................................   312,252    4,040,541
    Comcast Corp., Class A...........................................   207,454    9,298,088
    Interpublic Group of Cos., Inc. (The)............................    72,570    1,578,398
*   Live Nation Entertainment, Inc...................................         1           71
#   Match Group, Inc.................................................     4,952      361,447
    Omnicom Group, Inc...............................................    87,542    6,757,367
#   Sirius XM Holdings, Inc..........................................    45,907      308,495
*   Sprint Corp......................................................    10,048       62,398
*   T-Mobile US, Inc.................................................    38,215    3,158,852
    Verizon Communications, Inc...................................... 1,041,662   62,989,301
#   World Wrestling Entertainment, Inc., Class A.....................     2,434      136,401
*   Zayo Group Holdings, Inc.........................................    45,431    1,551,014
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            100,300,644
                                                                                ============
CONSUMER DISCRETIONARY -- (16.3%)
*   Amazon.com, Inc..................................................    35,569   63,194,020
    Aptiv P.L.C......................................................   104,392    9,348,304
    Aramark..........................................................    21,076      922,286
    Autoliv, Inc.....................................................    14,833    1,154,601
    Best Buy Co., Inc................................................   105,446    7,574,186
*   Booking Holdings, Inc............................................     8,019   16,429,087
*   Burlington Stores, Inc...........................................    13,048    2,507,434
*   Capri Holdings, Ltd..............................................     5,790      179,895
    Darden Restaurants, Inc..........................................    41,137    4,618,451
    Dollar General Corp..............................................    10,319    1,654,549
*   Dollar Tree, Inc.................................................    29,361    3,241,454
    eBay, Inc........................................................   144,562    5,095,811
*   Five Below, Inc..................................................     2,249      281,372
#   Gap, Inc. (The)..................................................    90,321    1,468,620
*   Garrett Motion, Inc..............................................     5,883       55,889
    General Motors Co................................................   170,415    6,332,621
#   H&R Block, Inc...................................................     8,484      212,015
#   Hanesbrands, Inc.................................................    70,921    1,078,708
#   Harley-Davidson, Inc.............................................    31,257    1,216,210
    Hilton Worldwide Holdings, Inc...................................    24,546    2,379,980
    Home Depot, Inc. (The)...........................................   125,512   29,442,605
    Kohl's Corp......................................................    39,994    2,050,092
#*  Kontoor Brands, Inc..............................................     4,741      180,158
    Las Vegas Sands Corp.............................................    48,829    3,019,585
    Lear Corp........................................................     9,750    1,148,258
    Lowe's Cos., Inc.................................................   119,377   13,323,667
*   Lululemon Athletica, Inc.........................................    19,914    4,067,833
#   Macy's, Inc......................................................    52,178      791,019
    Marriott International, Inc., Class A............................    32,696    4,137,679
    NIKE, Inc., Class B..............................................   241,995   21,670,652
#   Nordstrom, Inc...................................................    22,403      804,268
*   NVR, Inc.........................................................     1,202    4,371,181
*   O'Reilly Automotive, Inc.........................................     7,303    3,180,530
    Polaris, Inc.....................................................     8,976      885,482
    Pool Corp........................................................     6,161    1,277,791
    Ross Stores, Inc.................................................    55,323    6,067,273
    Service Corp. International......................................    39,958    1,817,290

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   ServiceMaster Global Holdings, Inc...............................   7,292 $    294,451
    Starbucks Corp................................................... 127,762   10,803,555
    Target Corp...................................................... 118,241   12,641,145
    TJX Cos., Inc. (The)............................................. 208,682   12,030,517
    Tractor Supply Co................................................  42,414    4,030,178
*   Ulta Salon Cosmetics & Fragrance, Inc............................  22,402    5,223,026
    VF Corp..........................................................  39,312    3,234,985
    Williams-Sonoma, Inc.............................................   1,800      120,222
    Wyndham Destinations, Inc........................................   7,845      364,086
    Wynn Resorts, Ltd................................................  37,263    4,521,492
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          280,444,513
                                                                              ------------
CONSUMER STAPLES -- (9.3%)
    Altria Group, Inc................................................ 442,710   19,828,981
    Brown-Forman Corp., Class A......................................   4,389      272,776
    Brown-Forman Corp., Class B......................................  27,140    1,778,213
#   Campbell Soup Co.................................................  69,315    3,209,978
    Church & Dwight Co., Inc.........................................  16,341    1,142,890
    Clorox Co. (The).................................................  28,712    4,240,475
    Coca-Cola Co. (The).............................................. 644,805   35,096,736
    Costco Wholesale Corp............................................  54,131   16,082,861
    Estee Lauder Cos., Inc. (The), Class A...........................  34,468    6,420,354
    General Mills, Inc...............................................  36,315    1,846,981
*   Herbalife Nutrition, Ltd.........................................   8,932      398,993
    Hershey Co. (The)................................................  14,045    2,062,789
    Ingredion, Inc...................................................   3,389      267,731
    Kellogg Co....................................................... 135,623    8,616,129
#   Keurig Dr Pepper, Inc............................................  11,310      318,490
    Kroger Co. (The)................................................. 194,361    4,789,055
    PepsiCo, Inc..................................................... 285,676   39,186,177
    Sysco Corp.......................................................  71,036    5,673,645
    Walmart, Inc.....................................................  69,502    8,149,805
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          159,383,059
                                                                              ------------
ENERGY -- (1.2%)
    Apache Corp......................................................  83,696    1,812,855
    Cabot Oil & Gas Corp............................................. 108,375    2,020,110
    Cimarex Energy Co................................................   8,592      362,754
    ConocoPhillips................................................... 203,326   11,223,595
*   Continental Resources, Inc.......................................  28,953      853,245
    Occidental Petroleum Corp........................................ 102,185    4,138,493
                                                                              ------------
TOTAL ENERGY.........................................................           20,411,052
                                                                              ------------
FINANCIALS -- (3.1%)
    American Express Co..............................................  97,128   11,391,172
    Ameriprise Financial, Inc........................................  34,037    5,135,843
    Aon P.L.C........................................................  39,399    7,610,311
*   Credit Acceptance Corp...........................................   1,186      519,243
    Discover Financial Services......................................  14,023    1,125,486
#   Erie Indemnity Co., Class A......................................     726      133,780
#   FactSet Research Systems, Inc....................................   7,856    1,991,653
#   Interactive Brokers Group, Inc., Class A.........................   3,600      171,180
    Lazard, Ltd., Class A............................................   2,925      109,190
    LPL Financial Holdings, Inc......................................  18,737    1,514,699
    MarketAxess Holdings, Inc........................................   3,198    1,178,751
    Marsh & McLennan Cos., Inc.......................................  38,732    4,013,410
    Moody's Corp.....................................................  20,306    4,481,331
    MSCI, Inc........................................................  14,597    3,423,872

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
FINANCIALS -- (Continued)
    S&P Global, Inc..................................................  35,412 $  9,135,942
    Santander Consumer USA Holdings, Inc.............................  21,091      528,962
    T Rowe Price Group, Inc..........................................   7,094      821,485
                                                                              ------------
TOTAL FINANCIALS.....................................................           53,286,310
                                                                              ------------
HEALTH CARE -- (11.8%)
    AbbVie, Inc......................................................  80,446    6,399,479
    AmerisourceBergen Corp...........................................  74,521    6,362,603
    Amgen, Inc....................................................... 127,696   27,231,172
*   Biogen, Inc......................................................  36,580   10,926,812
    Bristol-Myers Squibb Co.......................................... 341,403   19,586,290
*   Catalent, Inc....................................................     504       24,520
*   Celgene Corp.....................................................  73,557    7,946,363
    Chemed Corp......................................................   1,058      416,757
*   Cigna Corp.......................................................   5,612    1,001,517
*   Elanco Animal Health, Inc........................................   6,519      176,143
    Eli Lilly & Co................................................... 137,386   15,655,135
    Encompass Health Corp............................................  12,091      774,066
    Gilead Sciences, Inc............................................. 182,157   11,605,222
*   IDEXX Laboratories, Inc..........................................  20,792    5,925,928
    Johnson & Johnson................................................ 107,656   14,214,898
    Merck & Co., Inc................................................. 650,368   56,360,891
*   Mettler-Toledo International, Inc................................   5,507    3,882,104
*   Molina Healthcare, Inc...........................................  16,915    1,989,881
*   Waters Corp......................................................  15,243    3,225,724
    Zoetis, Inc......................................................  67,884    8,683,721
                                                                              ------------
TOTAL HEALTH CARE....................................................          202,389,226
                                                                              ------------
INDUSTRIALS -- (16.9%)
    3M Co............................................................ 128,903   21,267,706
    Allegion P.L.C...................................................  17,092    1,983,356
    Allison Transmission Holdings, Inc...............................  22,693      989,642
#   American Airlines Group, Inc.....................................  50,289    1,511,687
    Boeing Co. (The).................................................  41,230   14,014,489
    BWX Technologies, Inc............................................   1,500       87,150
    Caterpillar, Inc................................................. 136,803   18,851,453
#   CH Robinson Worldwide, Inc.......................................  41,084    3,107,594
    Cintas Corp......................................................  12,555    3,373,152
*   Copart, Inc......................................................  55,472    4,584,206
    CSX Corp......................................................... 150,667   10,587,370
    Cummins, Inc.....................................................   5,198      896,551
    Deere & Co.......................................................  65,364   11,382,487
    Delta Air Lines, Inc............................................. 120,061    6,612,960
    Donaldson Co., Inc...............................................  20,479    1,080,063
    Emerson Electric Co..............................................  17,117    1,200,758
    Expeditors International of Washington, Inc......................  36,666    2,674,418
    Fastenal Co...................................................... 203,276    7,305,740
    FedEx Corp.......................................................  15,941    2,433,553
    General Dynamics Corp............................................  17,163    3,034,418
    Graco, Inc.......................................................  31,407    1,419,596
*   HD Supply Holdings, Inc..........................................  36,143    1,429,094
    Honeywell International, Inc.....................................  90,936   15,707,375
    Huntington Ingalls Industries, Inc...............................  11,913    2,688,288
*   IAA Inc..........................................................  27,656    1,055,076
    Illinois Tool Works, Inc.........................................  51,303    8,648,660
    JB Hunt Transport Services, Inc..................................  33,757    3,968,473
#   KAR Auction Services, Inc........................................  27,656      687,528
    L3Harris Technologies, Inc.......................................  11,934    2,462,104

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
    Lennox International, Inc........................................   2,197 $    543,450
    Lincoln Electric Holdings, Inc...................................   8,192      733,757
    Lockheed Martin Corp.............................................  40,600   15,293,208
    Nordson Corp.....................................................   7,070    1,108,647
    Northrop Grumman Corp............................................  33,188   11,698,106
    PACCAR, Inc......................................................  33,806    2,571,284
    Parker-Hannifin Corp.............................................  35,683    6,547,474
*   Resideo Technologies, Inc........................................   3,906       37,224
    Robert Half International, Inc...................................  26,339    1,508,435
    Rockwell Automation, Inc.........................................  33,476    5,757,537
#   Rollins, Inc.....................................................  31,120    1,185,983
*   Sensata Technologies Holding P.L.C...............................   7,661      392,167
    Southwest Airlines Co............................................  72,380    4,062,689
    Spirit AeroSystems Holdings, Inc., Class A.......................  24,700    2,020,954
    Toro Co. (The)...................................................  18,495    1,426,519
    TransUnion.......................................................  10,783      890,892
    Union Pacific Corp............................................... 182,244   30,154,092
*   United Airlines Holdings, Inc.................................... 111,212   10,102,498
    United Parcel Service, Inc., Class B............................. 107,409   12,370,295
*   United Rentals, Inc..............................................  21,939    2,930,392
    Verisk Analytics, Inc............................................  31,833    4,606,235
*   WABCO Holdings, Inc..............................................  12,337    1,660,807
    Waste Management, Inc............................................  95,402   10,705,058
    WW Grainger, Inc.................................................  21,080    6,510,347
                                                                              ------------
TOTAL INDUSTRIALS....................................................          289,862,997
                                                                              ------------
INFORMATION TECHNOLOGY -- (32.1%)
    Accenture P.L.C., Class A........................................ 127,579   23,655,698
#*  Advanced Micro Devices, Inc...................................... 123,612    4,194,155
    Alliance Data Systems Corp.......................................  13,200    1,320,000
    Amphenol Corp., Class A..........................................  41,589    4,172,624
    Apple, Inc....................................................... 276,938   68,891,097
    Applied Materials, Inc........................................... 178,641    9,693,061
*   Aspen Technology, Inc............................................   6,461      743,726
    Automatic Data Processing, Inc...................................  75,447   12,239,767
    Booz Allen Hamilton Holding Corp.................................  29,412    2,069,722
    Broadridge Financial Solutions, Inc..............................  29,915    3,745,956
*   Cadence Design Systems, Inc......................................  17,149    1,120,687
    CDK Global, Inc..................................................   2,876      145,353
    CDW Corp.........................................................  33,513    4,286,648
    Cisco Systems, Inc............................................... 947,223   45,002,565
    Citrix Systems, Inc..............................................  27,351    2,977,430
*   F5 Networks, Inc.................................................  12,438    1,792,067
*   Fair Isaac Corp..................................................   4,309    1,310,108
*   Fiserv, Inc......................................................  47,602    5,052,476
*   Gartner, Inc.....................................................  13,578    2,092,098
    Global Payments, Inc.............................................  24,244    4,101,600
*   GoDaddy, Inc., Class A...........................................  14,999      975,385
    Intel Corp....................................................... 270,214   15,275,197
    International Business Machines Corp............................. 232,157   31,046,356
    Intuit, Inc......................................................  41,654   10,725,905
    Jack Henry & Associates, Inc.....................................  10,351    1,465,288
    KLA Corp.........................................................  60,132   10,164,713
    Lam Research Corp................................................  28,495    7,723,285
    Mastercard, Inc., Class A........................................ 156,520   43,326,301
    Maxim Integrated Products, Inc...................................  67,956    3,986,299
*   Micron Technology, Inc........................................... 216,524   10,295,716
    Microsoft Corp................................................... 448,664   64,324,958
    NetApp, Inc......................................................  54,833    3,064,068

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- --------------
INFORMATION TECHNOLOGY -- (Continued)
      NVIDIA Corp......................................................     34,281 $    6,891,167
*     ON Semiconductor Corp............................................     33,818        689,887
      Oracle Corp......................................................    540,495     29,451,573
      Paychex, Inc.....................................................     45,714      3,823,519
*     Paycom Software, Inc.............................................     12,125      2,564,801
      QUALCOMM, Inc....................................................    190,660     15,336,690
      Sabre Corp.......................................................     58,513      1,373,885
      Seagate Technology P.L.C.........................................    100,598      5,837,702
      Skyworks Solutions, Inc..........................................      7,510        683,861
      Texas Instruments, Inc...........................................    181,415     21,405,156
#     Ubiquiti, Inc....................................................      4,939        625,228
      Visa, Inc., Class A..............................................    317,833     56,847,610
#     VMware, Inc., Class A............................................        889        140,702
      Western Digital Corp.............................................     19,367      1,000,306
      Western Union Co. (The)..........................................     25,456        637,927
*     Zebra Technologies Corp., Class A................................     15,357      3,652,970
                                                                                   --------------
TOTAL INFORMATION TECHNOLOGY...........................................               551,943,293
                                                                                   --------------
MATERIALS -- (2.2%)
      Avery Dennison Corp..............................................     19,115      2,444,044
*     Axalta Coating Systems, Ltd......................................     59,171      1,744,953
*     Berry Global Group, Inc..........................................     30,253      1,255,802
      Celanese Corp....................................................     33,634      4,074,759
#     Chemours Co. (The)...............................................     31,229        512,468
*     Crown Holdings, Inc..............................................     36,642      2,669,003
      Eastman Chemical Co..............................................      6,328        481,181
      Freeport-McMoRan, Inc............................................     13,317        130,773
      International Paper Co...........................................     92,764      4,051,932
      LyondellBasell Industries NV, Class A............................     52,121      4,675,254
      NewMarket Corp...................................................        319        154,871
      Packaging Corp. of America.......................................     24,404      2,671,262
      PPG Industries, Inc..............................................     30,385      3,801,771
      Sealed Air Corp..................................................     11,977        500,279
      Sherwin-Williams Co. (The).......................................     12,905      7,385,790
      Southern Copper Corp.............................................      2,568         91,369
      Steel Dynamics, Inc..............................................     50,290      1,526,804
      WR Grace & Co....................................................      1,617        107,450
                                                                                   --------------
TOTAL MATERIALS........................................................                38,279,765
                                                                                   --------------
UTILITIES -- (0.0%)
      NRG Energy, Inc..................................................     11,621        466,235
                                                                                   --------------
TOTAL COMMON STOCKS....................................................             1,696,767,094
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 11,153,223     11,153,223
                                                                                   --------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund...............................    869,099     10,056,343
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)..........................................
(Cost $1,534,075,213)..................................................            $1,717,976,660
                                                                                   ==============

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
Common Stocks
   Communication Services.................... $  100,300,644          --   --    $  100,300,644
   Consumer Discretionary....................    280,444,513          --   --       280,444,513
   Consumer Staples..........................    159,383,059          --   --       159,383,059
   Energy....................................     20,411,052          --   --        20,411,052
   Financials................................     53,286,310          --   --        53,286,310
   Health Care...............................    202,389,226          --   --       202,389,226
   Industrials...............................    289,862,997          --   --       289,862,997
   Information Technology....................    551,943,293          --   --       551,943,293
   Materials.................................     38,279,765          --   --        38,279,765
   Utilities.................................        466,235          --   --           466,235
Temporary Cash Investments                        11,153,223          --   --        11,153,223
Securities Lending Collateral                             -- $10,056,343   --        10,056,343
                                              -------------- -----------   --    --------------
TOTAL........................................ $1,707,920,317 $10,056,343   --    $1,717,976,660
                                              ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

              INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               OCTOBER 31, 2019

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMON STOCKS -- (95.5%)
AUSTRALIA -- (6.2%)
    Altium, Ltd......................................................  12,735 $   281,917
    Aristocrat Leisure, Ltd..........................................  67,089   1,462,877
    Aurizon Holdings, Ltd............................................  38,508     156,660
    Beach Energy, Ltd................................................ 347,365     546,398
    BHP Group, Ltd................................................... 247,858   6,075,607
#   BHP Group, Ltd., Sponsored ADR...................................  22,391   1,095,144
    BlueScope Steel, Ltd.............................................  11,644     106,591
    Brambles, Ltd.................................................... 196,154   1,621,615
    Caltex Australia, Ltd............................................  31,359     589,506
    carsales.com, Ltd................................................  35,392     379,278
    CIMIC Group, Ltd.................................................  14,448     329,254
    Coca-Cola Amatil, Ltd............................................  84,948     596,135
    Cochlear, Ltd....................................................   8,615   1,256,842
    Coles Group, Ltd................................................. 153,902   1,592,711
    Computershare, Ltd...............................................  90,275     985,393
    CSL, Ltd.........................................................  37,467   6,607,540
#   Domino's Pizza Enterprises, Ltd..................................   7,533     265,024
    Evolution Mining, Ltd............................................  99,657     284,260
    Flight Centre Travel Group, Ltd..................................   2,958      86,896
    Fortescue Metals Group, Ltd...................................... 155,604     952,393
    IDP Education, Ltd...............................................  20,772     254,604
    Iluka Resources, Ltd.............................................  63,518     411,142
    James Hardie Industries P.L.C....................................  77,850   1,337,011
    JB Hi-Fi, Ltd....................................................  14,373     367,312
    Macquarie Group, Ltd.............................................   4,787     442,019
    Magellan Financial Group, Ltd....................................  22,045     731,187
    Medibank Pvt, Ltd................................................ 373,200     869,826
    Northern Star Resources, Ltd..................................... 108,689     736,728
    Qantas Airways, Ltd.............................................. 135,904     601,122
    Ramsay Health Care, Ltd..........................................  28,141   1,329,680
    REA Group, Ltd...................................................   7,644     573,677
#   Reece, Ltd.......................................................   9,871      70,699
    Rio Tinto, Ltd...................................................  37,326   2,334,106
    Seek, Ltd........................................................  22,265     348,448
    Telstra Corp., Ltd............................................... 421,064   1,014,109
    TPG Telecom, Ltd.................................................  24,792     111,742
    Wesfarmers, Ltd.................................................. 116,799   3,209,042
    Woolworths Group, Ltd............................................  73,707   1,900,618
                                                                              -----------
TOTAL AUSTRALIA......................................................          41,915,113
                                                                              -----------
AUSTRIA -- (0.1%)
    OMV AG...........................................................  17,485   1,022,201
    Raiffeisen Bank International AG.................................   1,685      41,517
                                                                              -----------
TOTAL AUSTRIA........................................................           1,063,718
                                                                              -----------
BELGIUM -- (0.9%)
    Anheuser-Busch InBev SA..........................................  35,704   2,881,934
    Colruyt SA.......................................................   7,076     393,599
    Proximus SADP....................................................  24,738     760,217
    Solvay SA........................................................  12,253   1,332,219
    Umicore SA.......................................................  15,385     635,093
                                                                              -----------
TOTAL BELGIUM........................................................           6,003,062
                                                                              -----------
CANADA -- (8.4%)
*   Air Canada.......................................................  18,695     665,702

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Alimentation Couche-Tard, Inc., Class B..........................  69,366 $2,080,295
*   B2Gold Corp...................................................... 140,040    492,282
    Bank of Montreal, (2073174)......................................   7,238    535,540
#   Bank of Montreal, (2076009)......................................  44,483  3,292,911
    Barrick Gold Corp................................................  16,036    278,569
    Barrick Gold Corp................................................   2,592     44,997
*   Bausch Health Cos., Inc..........................................  22,422    556,963
*   Bausch Health Cos., Inc..........................................  30,741    764,149
    BCE, Inc.........................................................   1,536     72,864
#   BCE, Inc.........................................................  10,342    490,728
    CAE, Inc.........................................................  21,719    544,665
    CAE, Inc.........................................................  16,865    423,143
#*  Canada Goose Holdings, Inc.......................................   2,000     83,669
#*  Canada Goose Holdings, Inc.......................................   2,775    116,078
    Canadian National Railway Co.....................................   5,496    491,556
    Canadian National Railway Co.....................................  50,822  4,541,962
    Canadian Natural Resources, Ltd..................................  81,324  2,050,543
    Canadian Natural Resources, Ltd..................................  32,540    820,659
    Canadian Pacific Railway, Ltd....................................   1,100    250,141
    Canadian Pacific Railway, Ltd....................................   8,285  1,883,263
#   Canadian Tire Corp., Ltd., Class A...............................   9,407  1,014,122
    CCL Industries, Inc., Class B....................................  23,264    957,514
*   CGI, Inc.........................................................  29,128  2,263,828
*   CGI, Inc.........................................................   4,157    323,129
    CI Financial Corp................................................  31,873    463,902
    Cogeco Communications, Inc.......................................   1,984    171,497
    Constellation Software, Inc......................................   2,625  2,592,574
    Dollarama, Inc...................................................   3,900    131,204
    Empire Co., Ltd., Class A........................................  10,249    272,119
    Encana Corp......................................................      15         59
#   Encana Corp...................................................... 129,633    509,458
    Finning International, Inc.......................................  14,300    243,527
    FirstService Corp................................................   3,008    262,546
    George Weston, Ltd...............................................  12,504  1,001,098
    Gildan Activewear, Inc...........................................   4,000    102,194
    Gildan Activewear, Inc...........................................  21,164    540,317
#   Inter Pipeline, Ltd..............................................  56,758    952,790
    Keyera Corp......................................................  22,037    510,811
    Kirkland Lake Gold, Ltd..........................................  16,462    773,043
    Kirkland Lake Gold, Ltd..........................................   7,315    343,439
    Loblaw Cos., Ltd.................................................  30,497  1,626,383
    Magna International, Inc.........................................   5,375    289,012
    Magna International, Inc.........................................  49,330  2,652,474
    Methanex Corp....................................................   2,437     92,435
    National Bank of Canada..........................................  51,386  2,653,766
    Northland Power, Inc.............................................  11,674    233,108
    Open Text Corp...................................................  19,500    787,936
    Open Text Corp...................................................  18,537    746,300
    Parkland Fuel Corp...............................................  22,078    733,363
    Quebecor, Inc., Class B..........................................  17,434    405,306
    Restaurant Brands International, Inc.............................  10,200    667,325
    Restaurant Brands International, Inc.............................   7,575    495,708
    Ritchie Bros Auctioneers, Inc....................................   7,563    311,168
    Rogers Communications, Inc., Class B.............................   1,200     56,497
    Rogers Communications, Inc., Class B.............................  24,595  1,158,179
    Royal Bank of Canada.............................................  34,564  2,787,932
    Shaw Communications, Inc., Class B...............................  46,142    941,688
    Shaw Communications, Inc., Class B...............................  32,364    661,520
*   Spin Master Corp.................................................   1,500     42,434

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CANADA -- (Continued)
#   Suncor Energy, Inc., (B3NB0P5)...................................  64,517 $ 1,915,510
    Suncor Energy, Inc., (B3NB1P2)...................................  66,607   1,980,358
    Teck Resources, Ltd., Class B....................................  17,900     282,953
    Teck Resources, Ltd., Class B....................................  54,991     870,508
    Toromont Industries, Ltd.........................................  11,671     602,646
                                                                              -----------
TOTAL CANADA.........................................................          56,904,359
                                                                              -----------
DENMARK -- (1.5%)
    Coloplast A.S., Class B..........................................  12,237   1,473,285
    Novo Nordisk A.S., Class B....................................... 162,073   8,912,183
                                                                              -----------
TOTAL DENMARK........................................................          10,385,468
                                                                              -----------
FINLAND -- (0.9%)
    Elisa Oyj........................................................  18,231     995,947
    Kone Oyj, Class B................................................  20,771   1,322,610
    Neste Oyj........................................................  57,424   2,074,870
    Stora Enso Oyj, Class R..........................................  38,201     496,297
    UPM-Kymmene Oyj..................................................  31,609   1,029,488
    Wartsila Oyj Abp.................................................  48,121     508,386
                                                                              -----------
TOTAL FINLAND........................................................           6,427,598
                                                                              -----------
FRANCE -- (10.2%)
    Aeroports de Paris...............................................   4,153     789,856
    Air Liquide SA...................................................  10,673   1,419,093
    Airbus SE........................................................  41,631   5,972,310
    Arkema SA........................................................   9,828   1,005,777
    Bouygues SA......................................................  37,665   1,597,676
    Bureau Veritas SA................................................  37,536     959,666
    Cie Generale des Etablissements Michelin SCA.....................  30,215   3,678,893
    Danone SA........................................................  29,506   2,444,313
    Eiffage SA.......................................................  14,306   1,536,552
    Electricite de France SA.........................................  40,393     417,292
#   Eurofins Scientific SE...........................................   1,541     781,278
    Faurecia SE......................................................   9,550     445,681
    Hermes International.............................................   2,184   1,573,249
    Iliad SA.........................................................   3,563     369,253
    Ipsen SA.........................................................   5,526     589,003
    Kering SA........................................................   6,008   3,418,530
    Legrand SA.......................................................  39,914   3,118,241
    LVMH Moet Hennessy Louis Vuitton SE..............................  24,113  10,297,592
#   Orange SA........................................................ 199,445   3,209,966
    Peugeot SA....................................................... 114,172   2,891,533
    Publicis Groupe SA...............................................  36,110   1,554,121
    Safran SA........................................................  28,182   4,463,744
    Sartorius Stedim Biotech.........................................   3,429     513,703
    SEB SA...........................................................   3,753     570,280
    Sodexo SA........................................................  12,805   1,409,084
    STMicroelectronics NV............................................ 116,439   2,642,736
#   STMicroelectronics NV............................................   9,659     219,066
    Teleperformance..................................................  10,153   2,303,547
    Thales SA........................................................  18,045   1,764,072
*   Ubisoft Entertainment SA.........................................  10,843     640,813
    Valeo SA.........................................................  43,329   1,613,602
#   Vinci SA.........................................................  44,122   4,950,322
                                                                              -----------
TOTAL FRANCE.........................................................          69,160,844
                                                                              -----------

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
GERMANY -- (6.9%)
    Adidas AG........................................................    12,924 $ 3,995,154
*   Axel Springer SE.................................................     5,256     367,871
    Bayer AG.........................................................    27,955   2,168,642
    Bayerische Motoren Werke AG......................................    30,255   2,316,767
    Brenntag AG......................................................    20,394   1,022,152
    Continental AG...................................................    18,849   2,524,650
    Covestro AG......................................................    32,862   1,578,096
    Deutsche Boerse AG...............................................    21,224   3,286,741
    Deutsche Lufthansa AG............................................    32,636     565,359
    Deutsche Post AG.................................................    85,557   3,030,860
    Deutsche Telekom AG..............................................   307,595   5,412,306
    E.ON SE..........................................................   333,869   3,366,891
    Evonik Industries AG.............................................    19,455     512,716
    Fielmann AG......................................................     2,260     174,295
    Fresenius Medical Care AG & Co. KGaA.............................    34,349   2,479,297
    Fuchs Petrolub SE................................................     3,253     131,025
    Hochtief AG......................................................     2,903     362,709
    Infineon Technologies AG.........................................   187,753   3,636,544
    KION Group AG....................................................     8,936     594,581
    Knorr-Bremse AG..................................................     3,097     312,536
    METRO AG.........................................................    26,051     425,397
    MTU Aero Engines AG..............................................     7,221   1,931,119
    Nemetschek SE....................................................     4,233     215,978
    Puma SE..........................................................     7,190     540,961
    Rational AG......................................................       402     305,863
    RTL Group SA.....................................................     5,881     298,967
    Symrise AG.......................................................    15,457   1,485,523
    Telefonica Deutschland Holding AG................................    78,756     250,115
    Thyssenkrupp AG..................................................    42,723     609,255
    United Internet AG...............................................    19,650     593,201
    Volkswagen AG....................................................     3,358     634,797
    Wirecard AG......................................................    12,917   1,634,206
                                                                                -----------
TOTAL GERMANY........................................................            46,764,574
                                                                                -----------
HONG KONG -- (2.7%)
    AIA Group, Ltd...................................................   193,000   1,921,936
    ASM Pacific Technology, Ltd......................................    46,800     653,461
    BOC Aviation, Ltd................................................    31,700     297,818
    BOC Hong Kong Holdings, Ltd......................................   316,000   1,085,657
#   Cathay Pacific Airways, Ltd......................................    94,000     120,090
    Chow Tai Fook Jewellery Group, Ltd...............................   139,200     125,156
    Galaxy Entertainment Group, Ltd..................................   279,000   1,921,092
    Hang Seng Bank, Ltd..............................................    62,000   1,293,636
    HKT Trust & HKT, Ltd.............................................   627,000     975,398
    Hong Kong & China Gas Co., Ltd...................................   279,000     541,511
    Hong Kong Exchanges & Clearing, Ltd..............................    90,679   2,825,016
    Melco International Development, Ltd.............................    34,000      90,112
#   MGM China Holdings, Ltd..........................................   116,000     183,684
    NagaCorp., Ltd...................................................   202,000     367,051
    PCCW, Ltd........................................................   529,000     314,181
#   Prada SpA........................................................    60,600     208,335
    Sands China, Ltd.................................................   153,200     754,605
    Techtronic Industries Co., Ltd...................................   210,000   1,641,152
    Vitasoy International Holdings, Ltd..............................    78,000     317,172
    WH Group, Ltd.................................................... 1,771,000   1,869,366
    Wynn Macau, Ltd..................................................   134,000     290,791
#   Xinyi Glass Holdings, Ltd........................................   236,000     265,344

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
HONG KONG -- (Continued)
    Yue Yuen Industrial Holdings, Ltd................................  82,000 $   231,091
                                                                              -----------
TOTAL HONG KONG......................................................          18,293,655
                                                                              -----------
IRELAND -- (0.5%)
    CRH P.L.C., Sponsored ADR........................................  18,723     683,389
    Kerry Group P.L.C., Class A......................................   6,593     796,861
    Kingspan Group P.L.C.............................................  15,167     785,718
    Smurfit Kappa Group P.L.C........................................  27,576     920,970
                                                                              -----------
TOTAL IRELAND........................................................           3,186,938
                                                                              -----------
ISRAEL -- (0.4%)
    Bank Leumi Le-Israel BM..........................................  18,070     131,626
    Bezeq The Israeli Telecommunication Corp., Ltd...................  83,741      55,254
    Elbit Systems, Ltd...............................................   1,780     291,843
#   Elbit Systems, Ltd...............................................     762     124,900
    Harel Insurance Investments & Financial Services, Ltd............  15,053     120,385
    Israel Chemicals, Ltd............................................  60,177     267,490
    Mizrahi Tefahot Bank, Ltd........................................  18,329     454,753
*   Nice, Ltd........................................................     376      59,310
#*  Nice, Ltd., Sponsored ADR........................................   3,246     512,186
    Oil Refineries, Ltd.............................................. 225,592     115,825
    Shufersal, Ltd...................................................  12,102      81,834
    Strauss Group, Ltd...............................................   2,965      89,782
*   Tower Semiconductor, Ltd.........................................     700      15,351
*   Tower Semiconductor, Ltd.........................................  11,032     243,831
                                                                              -----------
TOTAL ISRAEL.........................................................           2,564,370
                                                                              -----------
ITALY -- (2.0%)
    A2A SpA..........................................................  20,520      41,193
    CNH Industrial NV................................................ 127,467   1,387,816
    DiaSorin SpA.....................................................   2,620     295,407
    Enel SpA......................................................... 268,165   2,078,375
#   Eni SpA.......................................................... 176,546   2,678,377
    Ferrari NV.......................................................   1,191     190,747
#   Ferrari NV.......................................................   7,841   1,255,501
    Fiat Chrysler Automobiles NV, (BRJFWP3).......................... 169,918   2,636,917
    FinecoBank Banca Fineco SpA......................................  55,753     628,522
    Hera SpA.........................................................  28,114     120,432
    Moncler SpA......................................................  19,858     766,295
    Recordati SpA....................................................  11,610     487,900
    Snam SpA......................................................... 261,843   1,344,277
                                                                              -----------
TOTAL ITALY..........................................................          13,911,759
                                                                              -----------
JAPAN -- (21.9%)
    Acom Co., Ltd....................................................   9,200      36,962
    Advantest Corp...................................................  31,200   1,419,864
    Aeon Co., Ltd....................................................  55,400   1,114,668
    Ain Holdings, Inc................................................   4,100     234,598
    Air Water, Inc...................................................  28,000     524,187
    Aisin Seiki Co., Ltd.............................................  25,300   1,009,718
    Alps Alpine Co., Ltd.............................................  36,500     782,509
    Asahi Group Holdings, Ltd........................................  36,600   1,832,834
    Asahi Intecc Co., Ltd............................................  26,900     740,164
    Astellas Pharma, Inc............................................. 143,000   2,454,264
    Bandai Namco Holdings, Inc.......................................  23,300   1,432,697
    Benefit One, Inc.................................................   9,600     194,328
    Bridgestone Corp.................................................  58,200   2,418,205

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Brother Industries, Ltd..........................................  40,300 $  757,399
    Calbee, Inc......................................................  10,300    344,285
    Capcom Co., Ltd..................................................  11,400    269,081
    Cosmos Pharmaceutical Corp.......................................   1,700    351,068
    CyberAgent, Inc..................................................  13,300    432,271
    Daifuku Co., Ltd.................................................  16,600    880,825
    Daiichikosho Co., Ltd............................................   7,400    351,776
    Daikin Industries, Ltd...........................................  22,900  3,205,075
    Daio Paper Corp..................................................   6,900     91,975
    Daito Trust Construction Co., Ltd................................  12,600  1,669,758
    Daiwa House Industry Co., Ltd....................................  64,700  2,227,303
    Denka Co., Ltd...................................................  10,300    297,244
    DIC Corp.........................................................   8,200    234,890
    DMG Mori Co., Ltd................................................   7,300    118,188
    en-japan, Inc....................................................   1,800     76,186
    Fancl Corp.......................................................   7,800    220,420
    Fast Retailing Co., Ltd..........................................   4,500  2,775,113
    FP Corp..........................................................   2,900    180,055
    Fuji Electric Co., Ltd...........................................  23,000    730,977
#   Fuji Kyuko Co., Ltd..............................................   3,400    135,839
    Fujitsu, Ltd.....................................................   4,700    416,556
    Furukawa Electric Co., Ltd.......................................   5,800    162,118
    Fuyo General Lease Co., Ltd......................................     400     26,071
    GMO internet, Inc................................................   8,200    137,800
#   GMO Payment Gateway, Inc.........................................   5,100    375,865
    Goldwin, Inc.....................................................   2,400    183,768
    GungHo Online Entertainment, Inc.................................   6,730    145,761
    Hakuhodo DY Holdings, Inc........................................  35,000    522,295
    Haseko Corp......................................................  52,500    677,480
    Hikari Tsushin, Inc..............................................   3,371    738,912
    Hino Motors, Ltd.................................................  47,400    448,134
#   HIS Co., Ltd.....................................................   2,000     51,902
    Hitachi Capital Corp.............................................   9,000    201,674
    Hitachi Construction Machinery Co., Ltd..........................  19,400    500,756
    Hitachi Transport System, Ltd....................................   3,300     93,927
    Hoya Corp........................................................  29,600  2,615,965
    Idemitsu Kosan Co., Ltd..........................................   6,538    192,186
    IHI Corp.........................................................  29,100    717,115
    Infomart Corp....................................................   8,800    132,490
    Isuzu Motors, Ltd................................................  88,700  1,030,686
#   Ito En, Ltd......................................................   8,600    419,180
    Iwatani Corp.....................................................   3,700    128,304
    Izumi Co., Ltd...................................................   4,700    176,806
    Japan Airlines Co., Ltd..........................................   1,800     56,092
    Japan Exchange Group, Inc........................................  87,300  1,441,192
    Japan Tobacco, Inc............................................... 126,000  2,847,941
    JTEKT Corp.......................................................  34,000    433,649
    Justsystems Corp.................................................   4,400    180,912
    JXTG Holdings, Inc...............................................  57,200    267,367
    Kakaku.com, Inc..................................................  17,800    413,314
    Kaken Pharmaceutical Co., Ltd....................................   2,100    102,960
    Kao Corp.........................................................  36,700  2,950,630
    Kawasaki Heavy Industries, Ltd...................................  23,600    566,360
    KDDI Corp........................................................ 192,800  5,334,996
    Kirin Holdings Co., Ltd..........................................  31,500    668,252
#   Kobe Bussan Co., Ltd.............................................   6,800    201,217
    Koito Manufacturing Co., Ltd.....................................  18,900    988,719
    Komatsu, Ltd..................................................... 105,300  2,465,590
    Konami Holdings Corp.............................................  11,300    496,056

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kose Corp........................................................   4,100 $  726,905
    Kotobuki Spirits Co., Ltd........................................   2,600    178,915
#   Kusuri no Aoki Holdings Co., Ltd.................................   2,200    164,070
    Kyoritsu Maintenance Co., Ltd....................................   2,700    119,437
    Kyudenko Corp....................................................   6,800    222,201
    Lasertec Corp....................................................   4,300    309,110
    Lawson, Inc......................................................   8,000    441,331
    M3, Inc..........................................................  32,000    766,828
    McDonald's Holdings Co. Japan, Ltd...............................   6,900    346,329
    MEIJI Holdings Co., Ltd..........................................  10,200    735,194
    Minebea Mitsumi, Inc.............................................  63,900  1,213,560
    Mitsubishi Chemical Holdings Corp................................ 115,200    877,965
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................  75,600    464,107
    Mitsui Chemicals, Inc............................................  29,500    701,552
    MonotaRO Co., Ltd................................................  17,000    513,580
    Morinaga & Co., Ltd..............................................   5,500    271,697
    Morinaga Milk Industry Co., Ltd..................................   6,000    233,269
    Murata Manufacturing Co., Ltd....................................  46,700  2,542,729
    NET One Systems Co., Ltd.........................................  10,130    273,110
    Nichirei Corp....................................................  14,600    335,286
    Nifco, Inc.......................................................  14,300    377,461
    Nihon M&A Center, Inc............................................  19,200    583,777
    Nihon Unisys, Ltd................................................  11,300    373,007
    Nippon Express Co., Ltd..........................................  13,400    764,545
    Nippon Suisan Kaisha, Ltd........................................  25,400    145,467
    Nipro Corp.......................................................  19,600    229,821
    Nissan Chemical Corp.............................................  20,500    841,686
    Nissan Motor Co., Ltd............................................  50,900    321,209
    Nitori Holdings Co., Ltd.........................................   4,000    608,844
    Noevir Holdings Co., Ltd.........................................   1,600     86,365
    Nomura Research Institute, Ltd...................................  26,100    554,121
    NSK, Ltd.........................................................  32,800    304,988
    NTT Data Corp....................................................  57,900    760,276
    NTT DOCOMO, Inc.................................................. 139,000  3,810,699
    Olympus Corp.....................................................  97,800  1,330,704
#   Open House Co., Ltd..............................................  10,000    255,546
    Oracle Corp......................................................   4,700    413,112
    OSG Corp.........................................................   8,300    177,533
    Otsuka Corp......................................................  12,700    512,038
    Pan Pacific International Holdings Corp..........................  58,000    912,998
    Panasonic Corp................................................... 248,400  2,087,648
#   Park24 Co., Ltd..................................................  17,100    403,841
*   PeptiDream, Inc..................................................  12,500    627,421
    Persol Holdings Co., Ltd.........................................  28,700    551,270
    Pigeon Corp......................................................  15,600    761,566
    Pilot Corp.......................................................   3,000    121,673
    Pola Orbis Holdings, Inc.........................................  10,600    239,197
    Rakuten, Inc.....................................................  91,100    868,495
    Recruit Holdings Co., Ltd........................................ 105,600  3,509,515
    Relo Group, Inc..................................................  14,000    342,628
*   Renesas Electronics Corp......................................... 143,200    969,417
#   Ryohin Keikaku Co., Ltd..........................................  38,000    845,966
    Sankyu, Inc......................................................   8,700    442,318
    Sanwa Holdings Corp..............................................  27,400    320,460
    Sapporo Holdings, Ltd............................................   7,100    178,552
    SCREEN Holdings Co., Ltd.........................................   6,300    437,372
    SCSK Corp........................................................   6,600    335,969
    Seibu Holdings, Inc..............................................  40,000    706,000
    Seiko Epson Corp.................................................  49,500    699,982

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
JAPAN -- (Continued)
    Sekisui Chemical Co., Ltd........................................  67,300 $  1,173,425
    Seria Co., Ltd...................................................   3,300       82,948
    Seven & I Holdings Co., Ltd......................................  79,800    3,014,867
#   Seven Bank, Ltd.................................................. 101,700      294,845
    Sharp Corp.......................................................  34,000      390,019
#   Shionogi & Co., Ltd..............................................  17,600    1,056,403
    Ship Healthcare Holdings, Inc....................................   3,800      161,963
    Shiseido Co., Ltd................................................  30,500    2,514,660
    Showa Denko K.K..................................................  27,100      760,343
    Skylark Holdings Co., Ltd........................................  30,500      553,578
    SMS Co., Ltd.....................................................  10,200      250,071
#   SoftBank Group Corp.............................................. 177,100    6,812,400
    Sony Corp........................................................ 134,900    8,211,247
    Stanley Electric Co., Ltd........................................   8,000      221,386
    SUMCO Corp.......................................................  53,800      893,664
    Sumitomo Rubber Industries, Ltd..................................  23,303      308,852
    Sundrug Co., Ltd.................................................  11,000      363,998
    Sushiro Global Holdings, Ltd.....................................   1,600      110,005
    Suzuki Motor Corp................................................  37,400    1,765,808
    Sysmex Corp......................................................  11,800      769,927
    Taiheiyo Cement Corp.............................................  21,000      594,068
    Taisei Corp......................................................  39,500    1,557,620
    Taiyo Nippon Sanso Corp..........................................  20,400      477,558
#   Taiyo Yuden Co., Ltd.............................................  22,300      589,744
    TDK Corp.........................................................  18,000    1,776,127
    TechnoPro Holdings, Inc..........................................   5,200      319,831
    Teijin, Ltd......................................................  30,300      607,162
    Terumo Corp......................................................  48,600    1,586,145
    Toei Animation Co., Ltd..........................................     900       41,986
    Tokai Carbon Co., Ltd............................................  30,100      303,976
    Tokyo Century Corp...............................................   7,800      360,171
    Tokyo Electron, Ltd..............................................  14,300    2,897,160
    Tosoh Corp.......................................................  46,300      633,963
#   Toyo Tire Corp...................................................  15,900      221,777
    Toyota Boshoku Corp..............................................  11,800      173,375
    Trend Micro, Inc.................................................  21,100    1,065,007
    Tsuruha Holdings, Inc............................................   4,600      517,447
    Ube Industries, Ltd..............................................  14,600      312,603
    Ulvac, Inc.......................................................   2,200       96,249
    Unicharm Corp....................................................  24,500      830,326
    USS Co., Ltd.....................................................  27,700      536,499
    Welcia Holdings Co., Ltd.........................................   6,900      396,476
    Yamaha Motor Co., Ltd............................................  53,300    1,043,237
    Yaoko Co., Ltd...................................................   2,000       93,283
    Yaskawa Electric Corp............................................  35,600    1,354,143
    Yokohama Rubber Co., Ltd. (The)..................................  18,000      402,034
    Z Holdings Corp.................................................. 150,800      464,270
    Zenkoku Hosho Co., Ltd...........................................   8,100      338,167
#   Zensho Holdings Co., Ltd.........................................  11,300      239,002
#   ZOZO, Inc........................................................  27,700      645,214
                                                                              ------------
TOTAL JAPAN..........................................................          148,491,415
                                                                              ------------
NETHERLANDS -- (3.3%)
    ASML Holding NV..................................................   9,811    2,571,603
    ASML Holding NV..................................................   2,890      757,093
    Coca-Cola European Partners P.L.C................................     845       45,317
    GrandVision NV...................................................   6,983      213,471
    Heineken NV......................................................  20,557    2,099,270
    Koninklijke Ahold Delhaize NV.................................... 144,612    3,603,739

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NETHERLANDS -- (Continued)
    Koninklijke KPN NV............................................... 644,799 $ 2,001,693
*   OCI NV...........................................................   6,741     151,567
    Randstad NV......................................................  18,545   1,029,189
#   Unilever NV......................................................  82,174   4,867,988
#   Unilever NV......................................................  26,499   1,566,268
    Wolters Kluwer NV................................................  47,304   3,484,081
                                                                              -----------
TOTAL NETHERLANDS....................................................          22,391,279
                                                                              -----------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd.................................................  50,971     423,180
    Air New Zealand, Ltd.............................................  33,783      61,159
    Fisher & Paykel Healthcare Corp., Ltd............................   2,889      35,434
    Spark New Zealand, Ltd........................................... 300,678     862,544
    Z Energy, Ltd....................................................   2,056       7,060
                                                                              -----------
TOTAL NEW ZEALAND....................................................           1,389,377
                                                                              -----------
NORWAY -- (0.7%)
    Aker BP ASA......................................................  11,941     331,212
    Bakkafrost P/F...................................................   1,233      77,212
    Equinor ASA...................................................... 111,061   2,061,923
    Mowi ASA.........................................................   6,167     150,549
    Salmar ASA.......................................................   7,080     330,407
    Telenor ASA......................................................  67,453   1,262,433
    TGS NOPEC Geophysical Co. ASA....................................   5,506     142,998
    Tomra Systems ASA................................................   5,500     148,243
                                                                              -----------
TOTAL NORWAY.........................................................           4,504,977
                                                                              -----------
PORTUGAL -- (0.1%)
    Jeronimo Martins SGPS SA.........................................  31,514     529,550
                                                                              -----------
SINGAPORE -- (1.1%)
    Dairy Farm International Holdings, Ltd...........................  33,000     198,901
    DBS Group Holdings, Ltd.......................................... 124,800   2,378,796
    Genting Singapore, Ltd........................................... 899,900     620,853
    Great Eastern Holdings, Ltd......................................   2,400      38,531
    Jardine Cycle & Carriage, Ltd....................................  12,600     302,931
    SATS, Ltd........................................................  68,500     254,030
    Sembcorp Industries, Ltd.........................................  18,000      30,220
    Singapore Airlines, Ltd..........................................  84,900     586,809
    Singapore Exchange, Ltd..........................................  89,900     590,242
    Singapore Technologies Engineering, Ltd.......................... 172,200     504,433
    Singapore Telecommunications, Ltd................................ 476,900   1,154,839
    Singapore Telecommunications, Ltd................................  71,100     172,073
    United Overseas Bank, Ltd........................................  36,400     716,623
    Venture Corp., Ltd...............................................   6,600      76,557
    Yangzijiang Shipbuilding Holdings Ltd............................  50,800      35,564
                                                                              -----------
TOTAL SINGAPORE......................................................           7,661,402
                                                                              -----------
SPAIN -- (2.6%)
    Acciona SA.......................................................   3,342     348,164
    ACS Actividades de Construccion y Servicios SA...................  46,687   1,894,484
    Aena SME SA......................................................  12,573   2,307,925
    Amadeus IT Group SA..............................................  32,685   2,417,979
    Cellnex Telecom S.A..............................................   4,527     195,193
    Cellnex Telecom SA...............................................  15,597     672,992
    Enagas SA........................................................  31,498     779,405
    Endesa SA........................................................  50,606   1,378,246

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SPAIN -- (Continued)
    Fomento de Construcciones y Contratas SA.........................   2,605 $    31,522
    Grifols SA.......................................................  20,099     648,405
    Industria de Diseno Textil SA....................................  92,858   2,893,530
    Naturgy Energy Group SA..........................................  14,393     392,138
    Telefonica SA.................................................... 484,179   3,718,146
                                                                              -----------
TOTAL SPAIN..........................................................          17,678,129
                                                                              -----------
SWEDEN -- (2.3%)
    Atlas Copco AB, Class A..........................................  49,808   1,758,048
    Atlas Copco AB, Class B..........................................  28,972     898,952
    Axfood AB........................................................  12,307     265,078
    Boliden AB.......................................................  35,724     963,386
    Electrolux AB....................................................  38,883   1,022,286
    Epiroc AB, Class A...............................................  52,775     594,629
    Epiroc AB, Class B...............................................  31,157     339,343
    Essity AB, Class B...............................................  19,261     601,728
#   Hennes & Mauritz AB, Class B.....................................  65,739   1,377,857
    Indutrade AB.....................................................  13,533     417,260
    Lifco AB, Class B................................................   2,376     118,509
    Loomis AB, Class B...............................................  12,383     479,463
#   Millicom International Cellular SA...............................   9,208     419,775
    Sandvik AB.......................................................  87,511   1,546,085
    Securitas AB, Class B............................................  32,022     512,740
    SKF AB, Class A..................................................   1,490      26,994
    SKF AB, Class B..................................................  67,198   1,216,697
    Sweco AB, Class B................................................  10,317     363,000
*   Swedish Orphan Biovitrum AB......................................   9,888     156,807
    Volvo AB, Class A................................................  22,377     335,343
    Volvo AB, Class B................................................ 159,371   2,388,296
                                                                              -----------
TOTAL SWEDEN.........................................................          15,802,276
                                                                              -----------
SWITZERLAND -- (8.1%)
    Barry Callebaut AG...............................................      12      25,360
    EMS-Chemie Holding AG............................................   1,286     805,677
    Geberit AG.......................................................   5,357   2,721,838
    Givaudan SA......................................................   1,629   4,785,894
    Kuehne + Nagel International AG..................................   9,370   1,513,790
#   Logitech International SA........................................     914      37,245
    Nestle SA........................................................  98,099  10,494,760
    Partners Group Holding AG........................................   2,776   2,169,336
    Roche Holding AG.................................................   2,735     815,377
    Roche Holding AG.................................................  67,939  20,446,636
    Schindler Holding AG.............................................   4,094     969,515
    SGS SA...........................................................     766   1,997,808
    Sika AG..........................................................  18,454   3,172,363
    Straumann Holding AG.............................................   1,158   1,034,652
#   Swisscom AG......................................................   5,409   2,766,673
    Temenos AG.......................................................   9,487   1,357,314
                                                                              -----------
TOTAL SWITZERLAND....................................................          55,114,238
                                                                              -----------
UNITED KINGDOM -- (14.5%)
    Admiral Group P.L.C..............................................  32,965     862,752
    Anglo American P.L.C.............................................  58,599   1,508,168
    Ashtead Group P.L.C..............................................  93,147   2,835,936
#   AstraZeneca P.L.C., Sponsored ADR................................ 192,433   9,434,990
    AstraZeneca P.L.C................................................  26,662   2,600,004
    Auto Trader Group P.L.C.......................................... 111,196     810,206
    BAE Systems P.L.C................................................ 380,128   2,839,446

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
UNITED KINGDOM -- (Continued)
    Berkeley Group Holdings P.L.C....................................       617 $     35,169
    BHP Group P.L.C., ADR............................................     8,526      361,673
    BHP Group P.L.C..................................................   171,304    3,633,451
    BT Group P.L.C................................................... 1,702,202    4,517,400
    Bunzl P.L.C......................................................    31,970      831,691
    Burberry Group P.L.C.............................................    66,467    1,762,503
    Burford Capital, Ltd.............................................    13,194      150,216
    Centrica P.L.C...................................................   711,030      669,127
    Coca-Cola HBC AG.................................................    25,381      772,818
    Compass Group P.L.C..............................................   132,577    3,529,738
    Croda International P.L.C........................................    20,449    1,275,844
    Diageo P.L.C., Sponsored ADR.....................................    43,065    7,057,061
    Evraz P.L.C......................................................    83,424      398,095
    Experian P.L.C...................................................   143,441    4,521,447
    Ferguson P.L.C...................................................    39,071    3,336,421
    G4S P.L.C........................................................    34,399       92,256
    GlaxoSmithKline P.L.C., Sponsored ADR............................   171,685    7,863,173
    GlaxoSmithKline P.L.C............................................    14,845      340,024
    Halma P.L.C......................................................    12,630      306,472
    Hargreaves Lansdown P.L.C........................................    35,180      807,848
    Hikma Pharmaceuticals P.L.C......................................    11,798      307,253
    HomeServe P.L.C..................................................    46,197      693,899
    Imperial Brands P.L.C............................................   173,832    3,813,085
    International Consolidated Airlines Group SA.....................    65,315      449,603
    Intertek Group P.L.C.............................................    24,558    1,702,749
    ITV P.L.C........................................................   612,109    1,061,865
    IWG P.L.C........................................................    37,202      185,313
    JD Sports Fashion P.L.C..........................................    65,264      649,215
    Mondi P.L.C......................................................    83,816    1,737,833
    Next P.L.C.......................................................    16,450    1,402,961
    Persimmon P.L.C..................................................    52,030    1,534,691
#   RELX P.L.C., Sponsored ADR.......................................    89,683    2,169,432
    RELX P.L.C.......................................................     8,501      204,665
    RELX P.L.C.......................................................    28,850      694,216
    Rentokil Initial P.L.C...........................................   281,067    1,654,133
    Rightmove P.L.C..................................................    75,350      584,881
    Rio Tinto P.L.C..................................................     8,041      418,629
#   Rio Tinto P.L.C., Sponsored ADR..................................    97,092    5,049,755
    Rolls-Royce Holdings P.L.C.......................................   149,212    1,373,011
    Sage Group P.L.C. (The)..........................................   163,894    1,527,508
    Smith & Nephew P.L.C.............................................     4,818      103,425
    Spirax-Sarco Engineering P.L.C...................................    12,569    1,289,878
    SSE P.L.C........................................................     2,199       36,583
    St James's Place P.L.C...........................................    69,375      935,734
    Unilever P.L.C., Sponsored ADR...................................    92,117    5,537,153
                                                                                ------------
TOTAL UNITED KINGDOM.................................................             98,271,399
                                                                                ------------
TOTAL COMMON STOCKS..................................................            648,415,500
                                                                                ------------
PREFERRED STOCKS -- (0.7%)
GERMANY -- (0.7%)
    Bayerische Motoren Werke AG......................................     4,642      285,730
    Fuchs Petrolub SE................................................     5,550      236,453
    Sartorius AG.....................................................     4,410      856,960
    Volkswagen AG....................................................    18,995    3,611,048
                                                                                ------------
TOTAL GERMANY........................................................              4,990,191
                                                                                ------------

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE>>
                                                                        --------- ------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C....................................... 6,863,752 $      8,891
                                                                                  ------------
TOTAL PREFERRED STOCKS.................................................              4,999,082
                                                                                  ------------
TOTAL INVESTMENT SECURITIES (Cost $618,186,641)........................            653,414,582
                                                                                  ------------
                                                                                     VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (3.8%)
@(S)  The DFA Short Term Investment Fund............................... 2,244,424   25,970,231
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $644,155,045)................................................             $679,384,813
                                                                                  ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------------
                                                 LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                              ------------- ------------ ------- ------------
Common Stocks
   Australia................................. $   1,095,144 $ 40,819,969   --    $ 41,915,113
   Austria...................................            --    1,063,718   --       1,063,718
   Belgium...................................            --    6,003,062   --       6,003,062
   Canada....................................    56,904,359           --   --      56,904,359
   Denmark...................................            --   10,385,468   --      10,385,468
   Finland...................................            --    6,427,598   --       6,427,598
   France....................................       219,066   68,941,778   --      69,160,844
   Germany...................................            --   46,764,574   --      46,764,574
   Hong Kong.................................            --   18,293,655   --      18,293,655
   Ireland...................................       683,389    2,503,549   --       3,186,938
   Israel....................................       652,437    1,911,933   --       2,564,370
   Italy.....................................     1,255,501   12,656,258   --      13,911,759
   Japan.....................................            --  148,491,415   --     148,491,415
   Netherlands...............................     5,625,081   16,766,198   --      22,391,279
   New Zealand...............................            --    1,389,377   --       1,389,377
   Norway....................................            --    4,504,977   --       4,504,977
   Portugal..................................            --      529,550   --         529,550
   Singapore.................................            --    7,661,402   --       7,661,402
   Spain.....................................            --   17,678,129   --      17,678,129
   Sweden....................................            --   15,802,276   --      15,802,276
   Switzerland...............................        37,245   55,076,993   --      55,114,238
   United Kingdom............................    37,473,237   60,798,162   --      98,271,399
Preferred Stocks
   Germany...................................            --    4,990,191   --       4,990,191
   United Kingdom............................            --        8,891   --           8,891
Securities Lending Collateral                 --...........   25,970,231   --      25,970,231
                                              ------------- ------------   --    ------------
TOTAL                                         $103,945,459. $575,439,354   --    $679,384,813
                                              ============= ============   ==    ============

                See accompanying Notes to Financial Statements.

                   EMERGING MARKETS TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES  VALUE>>
                                                                      ------- --------
COMMON STOCKS -- (98.3%)
BRAZIL -- (8.7%)
    Aliansce Sonae Shopping Centers SA...............................   2,372 $ 25,164
    Alliar Medicos A Frente SA.......................................  11,400   51,450
    Anima Holding SA.................................................   7,300   38,957
    Banco BTG Pactual SA.............................................  32,029  518,789
*   Banco Pan SA.....................................................     835    1,886
    BK Brasil Operacao e Assessoria a Restaurantes SA................   9,371   43,695
    BrasilAgro--Co. Brasileira de Propriedades Agricolas.............   3,500   14,792
*   BRF SA...........................................................   4,286   37,949
    Camil Alimentos S.A..............................................  21,849   35,248
    Cia Brasileira de Distribuicao...................................  18,959  390,935
    Cia de Locacao das Americas......................................  41,802  179,903
    Cia Siderurgica Nacional SA, Sponsored ADR.......................  74,967  218,904
    Cia Siderurgica Nacional SA......................................  47,999  141,226
    Cielo SA......................................................... 180,600  340,440
    Cogna Educacao................................................... 235,217  567,148
    Construtora Tenda SA.............................................  17,600  103,612
    Cosan SA.........................................................  25,281  364,291
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..........  46,400  311,570
    Direcional Engenharia SA.........................................  16,400   48,867
    Duratex SA.......................................................  59,179  193,894
    Embraer SA.......................................................  74,866  327,241
    Embraer SA, Sponsored ADR........................................  11,184  194,266
    Enauta Participacoes SA..........................................  16,500   54,143
*   Even Construtora e Incorporadora SA..............................  24,600   74,772
    Ez Tec Empreendimentos e Participacoes SA........................  16,398  168,457
*   Gafisa SA........................................................   8,699   11,800
#   Gerdau SA, Sponsored ADR......................................... 121,953  401,225
    Grendene SA......................................................  45,300  112,615
    Guararapes Confeccoes SA.........................................  19,200   95,461
*   Helbor Empreendimentos SA........................................  81,179   66,190
    Hypera SA........................................................  59,200  506,606
    Iguatemi Empresa de Shopping Centers SA..........................   7,800   93,160
    International Meal Co. Alimentacao SA, Class A...................  29,700   54,653
    Iochpe-Maxion SA.................................................  21,400   93,060
    JHSF Participacoes SA............................................  24,900   27,939
    JSL SA...........................................................   6,700   32,911
    Kepler Weber SA..................................................   2,200   11,684
    Klabin SA........................................................  52,771  208,163
    M Dias Branco SA.................................................   7,900   74,361
    Mahle-Metal Leve SA..............................................   6,800   41,626
    Marcopolo SA.....................................................  13,400   11,360
*   Marisa Lojas SA..................................................  13,500   36,052
*   Mills Estruturas e Servicos de Engenharia SA.....................  20,400   37,031
    Movida Participacoes SA..........................................  21,689   81,391
    MRV Engenharia e Participacoes SA................................  45,400  199,124
    Multiplan Empreendimentos Imobiliarios SA........................  24,428  177,918
*   Petro Rio SA.....................................................   6,600   30,445
    Petrobras Distribuidora S.A......................................  37,863  266,991
    Porto Seguro SA..................................................  15,893  227,468
    Portobello SA....................................................  19,200   19,054
    Qualicorp Consultoria e Corretora de Seguros SA..................  48,300  384,184
    Santos Brasil Participacoes SA...................................  10,242   17,468
    Sao Carlos Empreendimentos e Participacoes SA....................   1,200   12,397
    Sao Martinho SA..................................................  34,100  149,307
    Ser Educacional SA...............................................  13,800   81,998
    SLC Agricola SA..................................................  18,600   83,991
    Sul America SA...................................................  54,300  653,821

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
BRAZIL -- (Continued)
    T4F Entretenimento SA............................................      9,600 $   13,764
*   Tecnisa SA.......................................................    117,300     35,098
    Tupy SA..........................................................     12,700     60,579
    Ultrapar Participacoes SA........................................    112,852    530,986
    Unipar Carbocloro SA.............................................      1,283      9,629
    Usinas Siderurgicas de Minas Gerais SA...........................      4,000      8,817
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao S.A..............................................     15,010     49,703
*   Via Varejo SA....................................................     42,000     77,706
*   Vulcabras Azaleia SA.............................................     13,400     26,362
    YDUQS Part.......................................................     31,100    304,370
                                                                                 ----------
TOTAL BRAZIL.........................................................             9,866,067
                                                                                 ----------
CHILE -- (0.7%)
    CAP SA...........................................................     10,631     78,027
    Cia Pesquera Camanchaca SA.......................................    101,696      7,295
*   Cia Sud Americana de Vapores SA..................................  2,815,815     92,574
*   Empresa Nacional de Telecomunicaciones SA........................     16,763    131,120
    Empresas Hites SA................................................     14,664      5,726
    Grupo Security SA................................................    193,814     56,182
    Inversiones Aguas Metropolitanas SA..............................     21,403     25,511
    Itau CorpBanca................................................... 15,925,805     96,400
*   Masisa SA........................................................    355,430     16,439
    Ripley Corp. SA..................................................    132,151     76,132
    Salfacorp SA.....................................................     60,512     51,025
    Sigdo Koppers SA.................................................     24,896     35,682
    SMU SA...........................................................    143,397     27,687
    Sociedad Matriz SAAM SA..........................................    630,242     51,945
    Socovesa SA......................................................     18,777      8,599
                                                                                 ----------
TOTAL CHILE..........................................................               760,344
                                                                                 ----------
CHINA -- (18.1%)
*   21Vianet Group, Inc., ADR........................................      5,091     43,172
    361 Degrees International, Ltd...................................     43,000      8,816
    Agile Group Holdings, Ltd........................................    160,000    215,659
    Ajisen China Holdings, Ltd.......................................    105,000     30,120
*   Aluminum Corp. of China, Ltd., Class H...........................    450,000    133,320
    Angang Steel Co., Ltd., Class H..................................    184,600     61,753
    Anton Oilfield Services Group....................................    226,000     22,406
    Asia Cement China Holdings Corp..................................     63,500     77,006
*   AVIC International Holdings, Ltd., Class H.......................     24,000     22,609
    AviChina Industry & Technology Co., Ltd., Class H................    226,000    106,752
    BAIC Motor Corp., Ltd., Class H..................................    192,500    119,409
    Bank of Chongqing Co., Ltd., Class H.............................     69,500     40,822
*   Baoye Group Co., Ltd., Class H...................................     18,000     11,779
    BBMG Corp., Class H..............................................    296,000     84,713
    Beijing Capital International Airport Co., Ltd., Class H.........    202,000    191,318
    Beijing Capital Land, Ltd., Class H..............................    138,000     46,372
*   Beijing Enterprises Clean Energy Group, Ltd......................  1,640,000     18,593
    Beijing Enterprises Holdings, Ltd................................     58,000    273,087
    Beijing Enterprises Water Group, Ltd.............................    602,000    313,779
    Beijing North Star Co., Ltd., Class H............................     84,000     25,778
*   Bitauto Holdings, Ltd., ADR......................................      4,091     61,897
    Brilliance China Automotive Holdings, Ltd........................    304,000    335,243
#   BYD Electronic International Co., Ltd............................     78,500    134,798
    C C Land Holdings, Ltd...........................................    156,000     35,216
*   CAR, Inc.........................................................     74,000     60,394
    Central China Real Estate, Ltd...................................     89,000     40,775

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
CHINA -- (Continued)
    Central China Securities Co., Ltd., Class H......................    91,000 $ 17,596
*   CGN Meiya Power Holdings Co., Ltd................................    88,000   13,213
#   Changyou.com, Ltd., ADR..........................................     2,806   26,825
    Chaowei Power Holdings, Ltd......................................    63,000   22,796
    Cheetah Mobile, Inc., ADR........................................     4,570   17,686
#   China Aerospace International Holdings, Ltd......................   194,000   10,753
    China Agri-Industries Holdings, Ltd..............................   270,000   88,953
    China Aircraft Leasing Group Holdings, Ltd.......................    23,500   24,254
    China Aoyuan Group, Ltd..........................................    48,000   61,341
    China BlueChemical, Ltd., Class H................................   224,000   54,512
    China Cinda Asset Management Co., Ltd., Class H.................. 1,043,000  216,367
    China Coal Energy Co., Ltd., Class H.............................   264,000  105,278
    China Communications Services Corp., Ltd., Class H...............   264,000  163,027
    China Development Bank Financial Leasing Co., Ltd., Class H......   136,000   24,533
*   China Dili Group.................................................   164,200   50,217
    China Dongxiang Group Co., Ltd...................................   465,000   52,158
*   China Eastern Airlines Corp., Ltd., Class H......................   188,000   93,764
    China Everbright Greentech Ltd...................................    77,000   42,946
    China Everbright, Ltd............................................   112,000  165,940
    China Galaxy Securities Co., Ltd., Class H.......................   332,500  169,537
    China Harmony New Energy Auto Holding, Ltd.......................    77,500   26,669
    China Huarong Asset Management Co., Ltd., Class H................ 1,183,000  174,652
*   China Index Holdings, Ltd., ADR..................................     3,410   11,184
    China International Capital Corp., Ltd., Class H.................   123,600  225,378
    China International Marine Containers Group Co., Ltd., Class H...    49,680   43,699
    China Jinmao Holdings Group, Ltd.................................   604,000  401,551
    China Lesso Group Holdings, Ltd..................................   110,000  113,588
    China Machinery Engineering Corp., Class H.......................    88,000   34,670
    China Merchants Land, Ltd........................................   100,000   14,135
    China Merchants Port Holdings Co., Ltd...........................   150,000  234,529
*   China Modern Dairy Holdings, Ltd.................................   203,000   28,938
    China National Building Material Co., Ltd., Class H..............   444,000  374,214
*   China Oceanwide Holdings, Ltd....................................   112,000    4,287
    China Oil & Gas Group, Ltd....................................... 1,100,000   47,636
    China Oilfield Services, Ltd., Class H...........................   202,000  281,240
    China Oriental Group Co., Ltd....................................   150,000   52,350
    China Overseas Grand Oceans Group, Ltd...........................   198,000  102,435
    China Reinsurance Group Corp., Class H...........................   675,000  110,121
    China Resources Cement Holdings, Ltd.............................   282,000  308,815
    China Resources Medical Holdings Co., Ltd........................    84,500   48,480
    China Resources Pharmaceutical Group, Ltd........................   159,000  146,838
    China Sanjiang Fine Chemicals Co., Ltd...........................    48,000    9,898
    China SCE Group Holdings, Ltd....................................   208,000   95,308
*   China Shanshui Cement Group, Ltd.................................   124,000   40,926
    China Shineway Pharmaceutical Group, Ltd.........................    40,000   38,492
    China South City Holdings, Ltd...................................   548,000   63,518
    China Southern Airlines Co., Ltd., Class H.......................   200,000  123,088
    China State Construction International Holdings, Ltd.............   246,000  226,554
    China Taiping Insurance Holdings Co., Ltd........................   177,000  397,914
    China Traditional Chinese Medicine Holdings Co., Ltd.............   260,000  116,097
    China Travel International Investment Hong Kong, Ltd.............   314,000   49,570
    China Vast Industrial Urban Development Co., Ltd.................    26,000   10,083
#*  China Water Industry Group, Ltd..................................   116,000    7,162
    China XLX Fertiliser, Ltd........................................    34,000    8,676
*   China Yurun Food Group, Ltd......................................    68,000    7,639
    China ZhengTong Auto Services Holdings, Ltd......................   141,000   42,157
    China Zhongwang Holdings, Ltd....................................   192,000   79,711
    Chinasoft International, Ltd.....................................   270,000  116,042
    Chongqing Rural Commercial Bank Co., Ltd., Class H...............   293,000  156,388

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
CHINA -- (Continued)
    CIFI Holdings Group Co., Ltd.....................................   374,129 $249,535
    CIMC Enric Holdings, Ltd.........................................    66,000   35,724
    CITIC Resources Holdings, Ltd....................................   382,000   24,814
*   Citychamp Watch & Jewellery Group, Ltd...........................   204,000   44,244
    Comba Telecom Systems Holdings, Ltd..............................   146,000   33,561
    Concord New Energy Group, Ltd....................................   730,000   36,717
    Consun Pharmaceutical Group, Ltd.................................    31,000   18,556
    COSCO SHIPPING Development Co., Ltd., Class H....................   513,000   57,471
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........   172,000   73,991
*   COSCO SHIPPING Holdings Co., Ltd., Class H.......................   100,500   37,599
    COSCO SHIPPING International Hong Kong Co., Ltd..................   116,000   29,429
    COSCO SHIPPING Ports, Ltd........................................   208,324  163,782
    Cosmo Lady China Holdings Co., Ltd...............................    89,000   13,130
    CP Pokphand Co., Ltd.............................................   216,000   17,863
    CPMC Holdings, Ltd...............................................    51,000   20,403
    Dah Chong Hong Holdings, Ltd.....................................   110,482   50,410
    Dawnrays Pharmaceutical Holdings, Ltd............................   155,000   27,477
    Digital China Holdings, Ltd......................................    88,000   45,862
#   Dongfang Electric Corp., Ltd., Class H...........................    30,800   17,348
    Dongfeng Motor Group Co., Ltd., Class H..........................   312,000  312,971
    Dongyue Group, Ltd...............................................   118,000   55,271
    Everbright Securities Co., Ltd., Class H.........................    18,600   13,188
*   Fang Holdings, Ltd., ADR.........................................     3,410    6,854
    Fantasia Holdings Group Co., Ltd.................................   243,000   36,783
    Far East Horizon, Ltd............................................   239,000  226,272
    Fosun International, Ltd.........................................   105,500  137,949
    Fufeng Group, Ltd................................................   165,000   76,046
#*  Fullshare Holdings, Ltd..........................................   497,500   12,544
*   GCL New Energy Holdings, Ltd.....................................   964,000   31,255
#*  GCL-Poly Energy Holdings, Ltd.................................... 1,699,000   68,013
    Gemdale Properties & Investment Corp., Ltd.......................   458,000   53,030
    Genertec Universal Medical Group Co., Ltd........................   108,500   74,123
*   Glorious Property Holdings, Ltd..................................   294,000   11,803
*   GOME Retail Holdings, Ltd........................................ 1,157,000  104,588
*   Grand Baoxin Auto Group, Ltd.....................................    82,500   16,546
    Great Wall Motor Co., Ltd., Class H..............................   335,000  271,434
    Greenland Hong Kong Holdings, Ltd................................    62,000   21,373
#   Greentown China Holdings, Ltd....................................    91,000   83,956
    Guangshen Railway Co., Ltd., Class H.............................   176,000   56,286
    Guangzhou R&F Properties Co., Ltd., Class H......................   110,800  171,679
    Guorui Properties, Ltd...........................................   118,000   22,691
*   Haichang Ocean Park Holdings, Ltd................................   141,000   15,469
*   Harbin Bank Co., Ltd., Class H...................................    62,000   11,777
*   Harbin Electric Co., Ltd., Class H...............................   164,000   41,802
#*  HC Group, Inc....................................................    68,500   24,743
*   Hi Sun Technology China, Ltd.....................................   300,000   52,018
    Hisense Home Appliances Group Co., Ltd., Class H.................    22,000   20,328
*   Honghua Group, Ltd...............................................   435,000   26,838
    Hopson Development Holdings, Ltd.................................    78,000   75,189
    Hua Hong Semiconductor, Ltd......................................    49,000   98,532
    Huaneng Renewables Corp., Ltd., Class H..........................   540,000  206,159
    Huishang Bank Corp., Ltd., Class H...............................    31,000   12,043
    Jiangxi Copper Co., Ltd., Class H................................   142,000  166,243
    Jiayuan International Group, Ltd.................................    48,000   19,204
    Jingrui Holdings, Ltd............................................    35,000   12,260
#*  JinkoSolar Holding Co., Ltd., ADR................................     6,473   93,470
    Joy City Property, Ltd...........................................   316,000   34,620
    Ju Teng International Holdings, Ltd..............................    96,000   22,405
*   Jumei International Holding, Ltd., ADR...........................    11,210   23,093

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
CHINA -- (Continued)
    Kaisa Group Holdings, Ltd........................................ 245,000 $107,141
    Kingboard Holdings, Ltd..........................................  82,000  218,522
    Kingboard Laminates Holdings, Ltd................................ 128,000  117,182
    Kunlun Energy Co., Ltd........................................... 372,000  346,234
    KWG Group Holdings, Ltd.......................................... 147,000  148,026
#   Lee & Man Chemical Co., Ltd......................................  22,000   10,275
    Lee & Man Paper Manufacturing, Ltd............................... 131,000   72,844
    Lee's Pharmaceutical Holdings, Ltd...............................  36,500   19,500
    Legend Holdings Corp., Class H...................................  40,600   89,247
#*  Lifestyle China Group, Ltd.......................................  55,500   16,347
    Lonking Holdings, Ltd............................................ 313,000   86,759
#   Maanshan Iron & Steel Co., Ltd., Class H......................... 220,000   83,209
    Metallurgical Corp. of China, Ltd., Class H...................... 319,000   67,532
    Minmetals Land, Ltd.............................................. 100,000   14,131
#*  MMG, Ltd......................................................... 364,000   75,778
    NetDragon Websoft Holdings, Ltd..................................  30,000   68,654
    Nexteer Automotive Group, Ltd....................................  99,000   92,270
    Nine Dragons Paper Holdings, Ltd................................. 184,000  159,613
    NVC Lighting Holdings, Ltd....................................... 219,000   31,316
    O-Net Technologies Group, Ltd....................................  21,000   11,881
    Orient Securities Co., Ltd., Class H.............................  76,000   42,482
*   Panda Green Energy Group, Ltd.................................... 420,000   11,994
    PAX Global Technology, Ltd.......................................  99,000   43,259
    Poly Property Group Co., Ltd..................................... 250,000   90,302
    Pou Sheng International Holdings, Ltd............................ 225,000   84,943
#   Powerlong Real Estate Holdings, Ltd.............................. 151,000  100,079
    Qingdao Port International Co., Ltd., Class H.................... 103,000   59,069
    Qingling Motors Co., Ltd., Class H...............................  46,000   11,142
    Red Star Macalline Group Corp., Ltd., Class H....................  57,800   46,312
    Ronshine China Holdings, Ltd.....................................  32,000   35,723
    Sany Heavy Equipment International Holdings Co., Ltd............. 104,000   54,532
#   Seaspan Corp.....................................................   7,294   79,067
*   Secoo Holding, Ltd., ADR.........................................   3,900   23,439
*   Semiconductor Manufacturing International Corp................... 345,500  438,871
    Shandong Chenming Paper Holdings, Ltd., Class H..................  34,500   14,370
    Shanghai Electric Group Co., Ltd., Class H....................... 290,000   88,704
    Shanghai Haohai Biological Technology Co., Ltd., Class H.........   4,000   23,080
    Shanghai Industrial Holdings, Ltd................................  60,000  111,688
    Shanghai Industrial Urban Development Group, Ltd................. 236,000   29,450
    Shanghai Jin Jiang Capital Co., Ltd., Class H.................... 140,000   20,867
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............  99,500  179,788
    Shengjing Bank Co., Ltd., Class H................................  47,500   31,993
    Shenzhen International Holdings, Ltd.............................  83,500  169,758
    Shenzhen Investment, Ltd......................................... 400,950  157,812
    Shimao Property Holdings, Ltd.................................... 133,000  445,561
    Shougang Concord International Enterprises Co., Ltd.............. 360,000   16,964
    Shougang Fushan Resources Group, Ltd............................. 350,000   72,222
    Shui On Land, Ltd................................................ 464,500   93,477
    Sihuan Pharmaceutical Holdings Group, Ltd........................ 364,000   47,691
*   Silver Grant International Holdings Group, Ltd................... 164,000   26,542
*   SINA Corp........................................................   4,559  180,536
    Sinofert Holdings, Ltd........................................... 356,000   36,287
*   Sinolink Worldwide Holdings, Ltd................................. 324,000   20,400
    Sino-Ocean Group Holding, Ltd.................................... 363,000  133,457
    Sinopec Engineering Group Co., Ltd., Class H..................... 140,500   80,261
    Sinopec Kantons Holdings, Ltd.................................... 130,000   52,996
    Sinopec Shanghai Petrochemical Co., Ltd., Class H................ 392,000  108,266
    Sinopharm Group Co., Ltd., Class H...............................  97,200  348,097
    Sinotrans, Ltd., Class H......................................... 231,000   67,920

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CHINA -- (Continued)
    Sinotruk Hong Kong, Ltd..........................................  75,500 $   114,086
    Skyworth Group, Ltd.............................................. 278,000      71,838
    SOHO China, Ltd.................................................. 242,500      82,751
    Springland International Holdings, Ltd...........................  69,000      12,416
*   Sunshine 100 China Holdings, Ltd.................................  74,000      13,210
    Symphony Holdings, Ltd........................................... 220,000      26,653
*   Tarena International, Inc., ADR..................................   8,079       6,270
    TCL Electronics Holdings, Ltd.................................... 107,000      50,712
    Texhong Textile Group, Ltd.......................................  31,000      31,319
    Tian An China Investment Co., Ltd................................  27,000      13,068
*   Tian Ge Interactive Holdings, Ltd................................  34,000       9,104
    Tiangong International Co., Ltd.................................. 108,000      38,565
    Tianjin Capital Environmental Protection Group Co., Ltd., Class H  28,000      10,095
    Tianjin Port Development Holdings, Ltd........................... 314,000      28,791
    Tianneng Power International, Ltd................................  90,000      58,790
*   Tibet Water Resources, Ltd....................................... 155,000      25,427
    Tomson Group, Ltd................................................  34,000       8,121
    Tong Ren Tang Technologies Co., Ltd., Class H....................  86,000      85,622
    Tongda Group Holdings, Ltd....................................... 520,000      42,322
*   Vipshop Holdings, Ltd., ADR......................................  53,520     617,621
    Wasion Holdings, Ltd.............................................  60,000      29,724
    Weiqiao Textile Co., Class H.....................................  34,500       9,092
    West China Cement, Ltd........................................... 328,000      52,557
    Xiamen International Port Co., Ltd., Class H..................... 114,000      15,983
    Xingda International Holdings, Ltd............................... 142,534      39,723
    Xinhua Winshare Publishing and Media Co., Ltd., Class H..........  62,000      44,028
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H........  90,678     108,143
    Xinyuan Real Estate Co., Ltd., ADR...............................   8,920      32,647
    Xtep International Holdings, Ltd................................. 109,598      63,634
#*  Xunlei, Ltd., ADR................................................   4,589      25,148
    Yadea Group Holdings, Ltd........................................  78,000      16,907
    Yanzhou Coal Mining Co., Ltd., Class H........................... 212,000     215,089
*   Yiren Digital, Ltd., ADR.........................................   2,786      18,025
    Yuexiu Property Co., Ltd......................................... 852,000     187,664
    Yuzhou Properties Co., Ltd....................................... 147,000      62,096
*   YY, Inc., ADR....................................................   6,115     347,577
    Zhuzhou CRRC Times Electric Co., Ltd., Class H...................  44,900     166,604
    Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H 171,800     126,118
                                                                              -----------
TOTAL CHINA..........................................................          20,554,080
                                                                              -----------
COLOMBIA -- (0.4%)
    Almacenes Exito SA...............................................  20,237     107,172
*   CEMEX Latam Holdings SA..........................................  32,076      43,179
*   Corp. Financiera Colombiana SA...................................   9,082      78,191
    Grupo Argos SA...................................................  43,330     234,598
    Grupo de Inversiones Suramericana SA.............................   1,782      18,031
                                                                              -----------
TOTAL COLOMBIA.......................................................             481,171
                                                                              -----------
GREECE -- (0.4%)
    AUTOHELLAS SA....................................................   1,772      13,669
    Bank of Greece...................................................   1,813      28,515
*   Ellaktor SA......................................................  12,635      25,937
*   GEK Terna Holding Real Estate Construction SA....................   3,754      28,458
    Mytilineos SA....................................................  12,380     135,676
*   National Bank of Greece SA.......................................  45,964     155,882
*   Piraeus Bank SA..................................................  33,656     117,386
                                                                              -----------
TOTAL GREECE.........................................................             505,523
                                                                              -----------

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (12.6%)
    ACC, Ltd.........................................................   7,742 $171,588
    Adani Enterprises, Ltd...........................................  20,898   58,038
*   Adani Transmissions, Ltd.........................................  36,428  141,576
*   Aditya Birla Capital, Ltd........................................  73,935   85,593
*   Allahabad Bank...................................................  49,802   18,556
    Allcargo Logistics, Ltd..........................................   7,469   10,929
    Ambuja Cements, Ltd..............................................  32,816   93,832
*   Andhra Bank...................................................... 100,148   24,900
*   Anveshan Heavy Engineering, Ltd..................................     876    5,989
    Apar Industries, Ltd.............................................   1,269    9,516
    APL Apollo Tubes, Ltd............................................     538   11,039
    Apollo Tyres, Ltd................................................  45,245  121,136
*   Arvind Fashions, Ltd.............................................   4,729   30,179
    Arvind, Ltd......................................................  23,648   16,834
    Ashok Leyland, Ltd............................................... 101,743  110,038
    Aurobindo Pharma, Ltd............................................  15,813  104,732
    Bajaj Holdings & Investment, Ltd.................................   3,755  193,028
    Balkrishna Industries, Ltd.......................................   4,857   60,561
    Balmer Lawrie & Co., Ltd.........................................   6,849   19,076
    Balrampur Chini Mills, Ltd.......................................  25,216   57,873
*   Bank of Baroda...................................................  83,385  114,175
*   Bank of Maharashtra.............................................. 109,673   18,288
    BEML, Ltd........................................................   1,985   28,791
    Bharat Electronics, Ltd.......................................... 106,654  177,454
    Bharat Heavy Electricals, Ltd.................................... 161,813  129,073
    Birla Corp., Ltd.................................................   3,651   29,297
*   Birlasoft, Ltd...................................................  25,181   23,760
*   Borosil Glass Works, Ltd.........................................   2,853    7,076
    Brigade Enterprises, Ltd.........................................   4,353   12,655
    BSE, Ltd.........................................................   1,384   10,857
    Cadila Healthcare, Ltd...........................................   6,486   22,990
    Can Fin Homes, Ltd...............................................   5,185   28,775
*   Canara Bank......................................................  30,736   87,714
    Ceat, Ltd........................................................   3,566   51,008
    Century Textiles & Industries, Ltd...............................   5,197   30,949
*   CG Power and Industrial Solutions, Ltd...........................  82,362   16,814
    Chambal Fertilizers & Chemicals, Ltd.............................  17,972   43,148
    Cipla, Ltd.......................................................  32,481  216,044
    City Union Bank, Ltd.............................................  47,938  143,259
    Cochin Shipyard, Ltd.............................................   3,729   20,533
*   Coffee Day Enterprises, Ltd......................................   5,178    2,227
    Container Corp. Of India, Ltd....................................  34,646  286,940
    Coromandel International, Ltd....................................   3,434   23,049
*   Corp. Bank.......................................................  88,777   20,321
    Cox & Kings, Ltd.................................................  14,772      364
    DCB Bank, Ltd....................................................  29,588   75,187
    DCM Shriram, Ltd.................................................   7,262   37,636
*   Dewan Housing Finance Corp., Ltd.................................  25,687    6,294
    Dilip Buildcon, Ltd..............................................   2,926   17,865
    Dish TV India, Ltd............................................... 134,081   23,768
    Dishman Carbogen Amcis, Ltd......................................   9,797   16,551
    DLF, Ltd.........................................................  89,747  232,105
    Dr Reddy's Laboratories, Ltd.....................................   8,737  343,621
    eClerx Services, Ltd.............................................   1,856   11,740
    Edelweiss Financial Services, Ltd................................  47,807   62,114
    EID Parry India, Ltd.............................................  13,557   32,933
    Engineers India, Ltd.............................................  38,600   65,603
    Entertainment Network India, Ltd.................................   1,800    6,638
    Escorts, Ltd.....................................................  10,871  100,850

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Essel Propack, Ltd...............................................   2,691 $  4,259
    Exide Industries, Ltd............................................  21,208   57,534
*   FDC, Ltd.........................................................   4,149   10,519
    Federal Bank, Ltd................................................ 247,236  291,856
    Finolex Cables, Ltd..............................................   5,643   30,687
    Finolex Industries, Ltd..........................................   2,910   24,940
    Firstsource Solutions, Ltd.......................................  28,378   19,617
    Gateway Distriparks, Ltd.........................................   6,382    8,416
*   Gayatri Projects, Ltd............................................   7,061   12,863
    General Insurance Corp. of India.................................   3,362   14,768
*   GFL, Ltd.........................................................   2,384    2,817
    GHCL, Ltd........................................................   5,981   18,177
    Glenmark Pharmaceuticals, Ltd....................................  25,269  112,473
    Godfrey Phillips India, Ltd......................................   3,321   51,690
    Granules India, Ltd..............................................  23,739   41,785
    Great Eastern Shipping Co., Ltd. (The)...........................  11,434   48,254
    Greaves Cotton, Ltd..............................................  11,143   21,900
*   Greenpanel Industries, Ltd.......................................   4,737    1,994
    Greenply Industries, Ltd.........................................   4,737   10,684
    Gujarat Alkalies & Chemicals, Ltd................................   4,036   26,508
    Gujarat Ambuja Exports, Ltd......................................   2,885    5,865
*   Gujarat Fluorochemicals, Ltd.....................................   4,974   46,424
    Gujarat Mineral Development Corp., Ltd...........................   8,135    7,265
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............   7,707   23,667
    Gujarat Pipavav Port, Ltd........................................  14,776   17,968
    Gujarat State Petronet, Ltd......................................   5,117   15,135
*   Hathway Cable & Datacom, Ltd.....................................  29,154    8,669
    HeidelbergCement India, Ltd......................................   9,938   26,273
    HFCL, Ltd........................................................  77,811   19,445
    Hikal, Ltd.......................................................   4,944    8,333
    Himadri Speciality Chemical, Ltd.................................  15,947   16,955
    Himatsingka Seide, Ltd...........................................   3,148    6,830
    Hindalco Industries, Ltd......................................... 129,158  340,609
*   Housing Development & Infrastructure, Ltd........................  30,103      741
*   IDFC First Bank, Ltd............................................. 265,852  167,141
    IDFC, Ltd........................................................ 157,367   78,100
*   IFCI, Ltd........................................................ 137,396   14,221
    IIFL Finance, Ltd................................................  14,244   23,091
*   IIFL Securities, Ltd.............................................  14,244    5,874
    IIFL Wealth Management, Ltd......................................   2,035   38,070
    India Cements, Ltd. (The)........................................  33,122   39,187
    Indiabulls Housing Finance, Ltd..................................  37,711  108,768
*   Indiabulls Real Estate, Ltd......................................  37,606   29,321
*   Indian Bank......................................................  21,862   40,978
    Indian Hotels Co., Ltd. (The)....................................  24,224   52,193
*   Indian Overseas Bank............................................. 158,036   23,911
    Infibeam Avenues, Ltd............................................  27,370   17,610
*   Inox Leisure, Ltd................................................   7,264   37,302
*   Intellect Design Arena, Ltd......................................   7,781   20,955
    Ipca Laboratories, Ltd...........................................   8,259  114,002
    ITD Cementation India, Ltd.......................................   7,304    5,906
    Jagran Prakashan, Ltd............................................   7,667    6,110
    Jain Irrigation Systems, Ltd.....................................  62,855   13,329
*   Jaiprakash Associates, Ltd....................................... 218,125    6,767
*   Jammu & Kashmir Bank, Ltd. (The).................................  37,004   17,287
    JB Chemicals & Pharmaceuticals, Ltd..............................   2,024    9,745
    Jindal Saw, Ltd..................................................  26,493   33,138
*   Jindal Steel & Power, Ltd........................................  71,104  115,776
    JK Cement, Ltd...................................................   1,962   31,075

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
INDIA -- (Continued)
    JK Lakshmi Cement, Ltd...........................................  5,723 $ 23,380
    JK Paper, Ltd.................................................... 13,452   23,016
    JK Tyre & Industries, Ltd........................................  6,770    7,296
    JM Financial, Ltd................................................ 39,853   43,777
    JSW Energy, Ltd.................................................. 71,185   68,215
    Jubilant Life Sciences, Ltd...................................... 10,790   85,124
*   Just Dial, Ltd...................................................  6,530   54,045
    Kalpataru Power Transmission, Ltd................................  5,738   34,643
    Karnataka Bank, Ltd. (The)....................................... 33,129   36,438
    Karur Vysya Bank, Ltd. (The)..................................... 65,165   50,377
    Kaveri Seed Co., Ltd.............................................  2,772   20,524
    KEC International, Ltd........................................... 14,665   55,792
    Kiri Industries, Ltd.............................................  2,791   16,231
    KNR Constructions, Ltd...........................................  3,460   11,460
*   KPIT Engineering, Ltd............................................ 25,181   32,473
    KPR Mill, Ltd....................................................  2,140   19,577
    KRBL, Ltd........................................................  9,700   31,065
    L&T Finance Holdings, Ltd........................................ 91,903  123,762
    Lakshmi Machine Works, Ltd.......................................    184    9,284
*   Lakshmi Vilas Bank, Ltd. (The)................................... 24,882    5,389
    Laurus Labs, Ltd.................................................  3,813   19,980
    LIC Housing Finance, Ltd......................................... 50,638  295,980
    Lupin, Ltd....................................................... 30,254  317,395
    Magma Fincorp, Ltd............................................... 17,169   12,972
    Maharashtra Scooters, Ltd........................................    662   42,939
    Maharashtra Seamless, Ltd........................................  5,333   27,277
    Mahindra & Mahindra Financial Services, Ltd...................... 50,402  251,975
*   Mahindra CIE Automotive, Ltd..................................... 14,124   29,749
    Mahindra Lifespace Developers, Ltd...............................  2,338   13,667
    Manappuram Finance, Ltd.......................................... 71,624  171,424
    Marksans Pharma, Ltd............................................. 26,446    5,598
*   Max India, Ltd................................................... 13,709   13,984
    Minda Corp., Ltd.................................................  5,307    7,469
    MOIL, Ltd........................................................ 12,607   24,666
    Motherson Sumi Systems, Ltd...................................... 75,657  131,711
    Motilal Oswal Financial Services, Ltd............................  6,018   56,384
    Mphasis, Ltd..................................................... 13,725  183,534
    MRF, Ltd.........................................................    215  199,088
    Multi Commodity Exchange of India, Ltd...........................  1,925   30,837
    Muthoot Finance, Ltd............................................. 18,420  182,760
    Natco Pharma, Ltd................................................  5,151   42,974
    National Aluminium Co., Ltd...................................... 96,361   61,464
    Nava Bharat Ventures, Ltd........................................ 12,110   12,599
    Navin Fluorine International, Ltd................................  1,166   14,790
    Navneet Education, Ltd........................................... 13,812   20,000
    NCC, Ltd......................................................... 85,408   69,537
    NESCO, Ltd.......................................................  1,511   11,823
    NIIT Technologies, Ltd...........................................     93    2,031
    NOCIL, Ltd.......................................................  4,237    7,261
    Oberoi Realty, Ltd...............................................  8,794   62,555
*   Odisha Cement, Ltd...............................................  4,666   53,234
    Omaxe, Ltd.......................................................  7,179   18,544
*   Oriental Bank of Commerce........................................ 29,921   22,964
    Parag Milk Foods, Ltd............................................  5,536   11,175
    PC Jeweller, Ltd................................................. 29,255   13,184
    Persistent Systems, Ltd..........................................  7,143   62,533
    Petronet LNG, Ltd................................................ 90,689  365,436
    Phillips Carbon Black, Ltd.......................................  7,970   14,109
    Phoenix Mills, Ltd. (The)........................................  5,997   60,750

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Piramal Enterprises, Ltd.........................................  10,152 $240,628
    PNB Housing Finance, Ltd.........................................   8,531   64,342
    PNC Infratech, Ltd...............................................   4,829   11,486
    Polyplex Corp., Ltd..............................................   1,358    9,375
*   Power Finance Corp., Ltd......................................... 124,699  191,573
    Praj Industries, Ltd.............................................  13,041   21,040
    Prestige Estates Projects, Ltd...................................  17,342   74,334
    Prism Johnson, Ltd...............................................  14,680   16,560
    PTC India, Ltd...................................................  49,707   41,822
*   Punjab National Bank.............................................  94,334   86,674
*   Quess Corp., Ltd.................................................   1,483   10,798
    Rain Industries Ltd..............................................  23,364   32,013
    Rajesh Exports, Ltd..............................................  11,146  106,200
    Rallis India, Ltd................................................   6,437   15,237
    Ramco Cements, Ltd. (The)........................................   6,959   76,892
    Ramkrishna Forgings, Ltd.........................................   1,299    5,355
    Rane Holdings, Ltd...............................................     577    7,152
    Rashtriya Chemicals & Fertilizers, Ltd...........................  22,775   17,751
    Raymond, Ltd.....................................................   4,928   40,190
    RBL Bank, Ltd....................................................  19,574   85,274
    REC, Ltd......................................................... 132,979  261,602
    Redington India, Ltd.............................................  44,660   74,985
    Reliance Capital, Ltd............................................  27,980    7,601
*   Reliance Power, Ltd.............................................. 102,272    4,820
    Repco Home Finance, Ltd..........................................   4,281   17,479
    Sadbhav Engineering, Ltd.........................................   5,163    9,999
    Sharda Cropchem, Ltd.............................................   1,764    6,870
    Shilpa Medicare, Ltd.............................................   1,958    7,953
    Shriram City Union Finance, Ltd..................................   1,286   23,959
    Shriram Transport Finance Co., Ltd...............................  25,076  402,432
    Sobha, Ltd.......................................................   8,336   49,774
    Somany Ceramics, Ltd.............................................   2,052    5,401
*   Somany Home Innovation, Ltd......................................   3,064    6,910
    South Indian Bank, Ltd. (The).................................... 177,967   28,192
    SRF, Ltd.........................................................   2,578  105,285
    Steel Authority of India, Ltd....................................  99,143   51,350
    Strides Pharma Science, Ltd......................................   9,046   49,036
    Sundaram Finance, Ltd............................................   4,385   99,039
    Sunteck Realty, Ltd..............................................   7,768   45,087
*   Syndicate Bank................................................... 125,524   52,589
    TAKE Solutions, Ltd..............................................   9,845   15,587
    Tata Chemicals, Ltd..............................................  11,231   99,632
    Tata Global Beverages, Ltd.......................................  54,579  243,735
*   Tata Motors, Ltd................................................. 146,823  363,257
    Tata Steel, Ltd..................................................  38,195  204,214
    Tejas Networks, Ltd..............................................   3,361    3,518
    Thomas Cook India, Ltd...........................................  17,303   32,070
    Time Technoplast, Ltd............................................  21,141   18,766
    Timken India, Ltd................................................   1,401   17,579
    Transport Corp. of India, Ltd....................................   5,527   22,556
    TV Today Network, Ltd............................................   2,698   12,124
*   TV18 Broadcast, Ltd..............................................  68,802   23,737
    TVS Srichakra, Ltd...............................................     316    8,327
*   UCO Bank......................................................... 110,238   21,029
    Uflex, Ltd.......................................................   2,494    7,297
    UltraTech Cement, Ltd............................................     650   37,940
*   Union Bank of India..............................................  63,547   51,222
    UPL, Ltd.........................................................  12,111  102,110
*   VA Tech Wabag, Ltd...............................................   4,573   12,738

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    Vaibhav Global, Ltd..............................................     1,289 $    14,873
    Vardhman Textiles, Ltd...........................................     1,259      15,924
    Vesuvius India, Ltd..............................................       611       8,609
    Vindhya Telelinks, Ltd...........................................       449       5,733
*   Vodafone Idea, Ltd............................................... 1,605,642      86,928
    Welspun Corp., Ltd...............................................     9,965      20,732
    Welspun Enterprises, Ltd.........................................     6,252       7,656
    Welspun India, Ltd...............................................    46,870      37,281
    West Coast Paper Mills, Ltd......................................     2,110       6,983
*   Wockhardt, Ltd...................................................     6,912      28,223
    Yes Bank, Ltd....................................................   110,140     108,917
    Zee Entertainment Enterprises, Ltd...............................    27,697     101,599
    Zensar Technologies, Ltd.........................................    12,992      33,013
                                                                                -----------
TOTAL INDIA..........................................................            14,266,444
                                                                                -----------
INDONESIA -- (2.7%)
    Adaro Energy Tbk PT.............................................. 2,432,800     226,818
    Adhi Karya Persero Tbk PT........................................   334,900      29,821
    AKR Corporindo Tbk PT............................................   101,800      28,711
*   Alam Sutera Realty Tbk PT........................................ 1,815,300      35,419
    Aneka Tambang Tbk................................................ 1,313,000      83,161
    Astra Agro Lestari Tbk PT........................................    89,800      73,142
    Astra Otoparts Tbk PT............................................   136,000      12,354
*   Bank Bukopin Tbk................................................. 1,313,400      24,684
    Bank Maybank Indonesia Tbk PT....................................   505,700       7,994
*   Bank Pan Indonesia Tbk PT........................................   434,700      41,608
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............   265,300      34,218
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................   316,900      15,580
*   Bank Permata Tbk PT..............................................   717,100      68,172
    Bank Tabungan Negara Persero Tbk PT..............................   749,000      99,132
    BFI Finance Indonesia Tbk PT.....................................   527,800      22,744
    BISI International Tbk PT........................................   103,400       9,791
    Bukit Asam Tbk PT................................................   358,400      57,389
*   Bumi Serpong Damai Tbk PT........................................ 1,370,300     137,988
    Ciputra Development Tbk PT....................................... 1,806,500     142,723
*   Delta Dunia Makmur Tbk PT........................................   807,300      18,734
*   Eagle High Plantations Tbk PT.................................... 2,031,300      17,658
    Elnusa Tbk PT....................................................   848,700      18,979
    Erajaya Swasembada Tbk PT........................................   263,400      33,003
*   Garuda Indonesia Persero Tbk PT..................................   510,900      21,473
*   Global Mediacom Tbk PT........................................... 1,139,900      30,367
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................   362,300     187,547
    Indika Energy Tbk PT.............................................   242,700      22,199
    Indo Tambangraya Megah Tbk PT....................................    58,000      54,924
    Indofood Sukses Makmur Tbk PT....................................   354,000     193,993
    Indo-Rama Synthetics Tbk PT......................................    18,700       4,891
    Intiland Development Tbk PT......................................   545,900      12,445
    Japfa Comfeed Indonesia Tbk PT...................................   197,500      24,193
    KMI Wire & Cable Tbk PT..........................................   225,000       9,137
*   Krakatau Steel Persero Tbk PT....................................   285,400       7,031
*   Lippo Karawaci Tbk PT............................................ 6,291,260     105,749
    Malindo Feedmill Tbk PT..........................................   206,200      16,305
*   Medco Energi Internasional Tbk PT................................ 1,195,600      56,172
    Media Nusantara Citra Tbk PT.....................................   736,100      68,925
*   MNC Land Tbk PT.................................................. 2,940,700      28,484
*   Modernland Realty Tbk PT......................................... 2,099,600      33,795
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................    16,500      12,420
    Pan Brothers Tbk PT..............................................   402,700      21,380
*   Panin Financial Tbk PT........................................... 2,708,800      55,969

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDONESIA -- (Continued)
*   Paninvest Tbk PT.................................................   140,700 $   11,918
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............   684,000     65,842
    PP Persero Tbk PT................................................   551,300     69,730
    PP Properti Tbk PT............................................... 2,175,100     15,337
*   Rimo International Lestari Tbk PT................................ 3,228,000     28,972
*   Sentul City Tbk PT............................................... 3,986,600     33,208
*   Siloam International Hospitals Tbk PT............................    44,700     22,925
    Sri Rejeki Isman Tbk PT.......................................... 1,753,600     35,475
    Summarecon Agung Tbk PT..........................................    55,500      4,467
    Surya Semesta Internusa Tbk PT...................................   883,000     48,440
    Tempo Scan Pacific Tbk PT........................................    82,400      8,306
    Timah Tbk PT.....................................................   620,300     39,329
*   Trada Alam Minera Tbk PT......................................... 2,672,100     20,546
    Tunas Baru Lampung Tbk PT........................................   469,000     31,402
*   Vale Indonesia Tbk PT............................................   394,200    104,082
*   Visi Media Asia Tbk PT...........................................   817,200      4,705
    Waskita Beton Precast Tbk PT..................................... 1,916,000     45,293
    Waskita Karya Persero Tbk PT.....................................   803,100     88,931
    Wijaya Karya Beton Tbk PT........................................   212,800      7,093
    Wijaya Karya Persero Tbk PT......................................   642,300     90,585
*   XL Axiata Tbk PT.................................................   542,400    136,836
                                                                                ----------
TOTAL INDONESIA......................................................            3,120,644
                                                                                ----------
MALAYSIA -- (3.1%)
    Aeon Co. M Bhd...................................................    96,000     38,088
    AFFIN Bank Bhd...................................................    44,500     20,648
    AirAsia Group Bhd................................................   245,200    111,949
    Alliance Bank Malaysia Bhd.......................................   147,400    101,440
    Allianz Malaysia Bhd.............................................     3,700     12,223
    AMMB Holdings Bhd................................................   284,700    271,565
#*  Berjaya Corp. Bhd................................................   447,700     25,687
    BIMB Holdings Bhd................................................    21,100     21,454
    Boustead Holdings Bhd............................................    58,300     13,936
    Boustead Plantations Bhd.........................................    59,400      8,620
*   Bumi Armada Bhd..................................................   375,700     40,361
    Cahya Mata Sarawak Bhd...........................................    79,000     45,696
*   Dayang Enterprise Holdings Bhd...................................    61,200     28,476
    DRB-Hicom Bhd....................................................   151,400     91,509
    Eastern & Oriental Bhd...........................................   122,600     19,058
*   Eco World Development Group Bhd..................................   136,900     21,274
#   Ekovest BHD......................................................   254,400     46,427
*   FGV Holdings Bhd.................................................   325,900     85,630
    Gadang Holdings Bhd..............................................   106,200     17,395
    Gamuda Bhd.......................................................   294,300    263,162
    Genting Plantations Bhd..........................................     5,300     12,562
    George Kent Malaysia Bhd.........................................    96,500     23,732
*   Hengyuan Refining Co. Bhd........................................    22,900     23,442
    IGB Bhd..........................................................    18,129     11,918
    IJM Corp. Bhd....................................................   451,100    231,930
    IOI Properties Group Bhd.........................................   231,700     57,592
*   Iskandar Waterfront City Bhd.....................................    81,900     16,911
#*  JAKS Resources Bhd...............................................   100,200     25,362
    Keck Seng Malaysia Bhd...........................................     8,000      8,527
    Kerjaya Prospek Group Bhd........................................    14,200      4,514
*   KNM Group Bhd....................................................   566,400     61,467
    LBS Bina Group Bhd...............................................    61,400      7,266
    Lotte Chemical Titan Holding Bhd.................................    49,200     29,176
    Magnum Bhd.......................................................    86,900     58,187
    Mah Sing Group Bhd...............................................   151,300     27,503

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MALAYSIA -- (Continued)
    Malaysia Airports Holdings Bhd...................................   153,600 $  290,718
#   Malaysia Building Society Bhd....................................   264,456     55,335
    Malaysian Pacific Industries Bhd.................................    10,100     25,865
    Malaysian Resources Corp. Bhd....................................   347,700     61,469
    Matrix Concepts Holdings Bhd.....................................    65,700     29,704
*   Media Prima Bhd..................................................   100,900      8,799
#   Mega First Corp. Bhd.............................................    37,500     39,650
    MKH Bhd..........................................................    39,000     11,841
    MMC Corp. Bhd....................................................   174,000     41,972
    Muhibbah Engineering M Bhd.......................................    39,300     22,435
    Oriental Holdings BHD............................................    26,900     41,834
#   OSK Holdings Bhd.................................................    50,000     11,418
    Paramount Corp. Bhd..............................................    53,060     15,986
    Petron Malaysia Refining & Marketing Bhd.........................     7,600      9,194
    Pos Malaysia Bhd.................................................    65,900     24,231
    Sapura Energy Bhd................................................   316,300     20,027
    Sarawak Oil Palms Bhd............................................     3,700      2,081
    Sime Darby Bhd...................................................   415,300    225,180
#   Sime Darby Property Bhd..........................................   443,400     76,882
    SP Setia Bhd Group...............................................   235,899     68,233
    Sunway Bhd.......................................................   214,323     87,121
#   Ta Ann Holdings Bhd..............................................    29,600     16,911
    TA Enterprise Bhd................................................   176,800     25,798
    Tropicana Corp. Bhd..............................................    59,534     11,751
*   UEM Sunrise Bhd..................................................   183,900     30,099
    UMW Holdings Bhd.................................................    29,700     31,469
#   United Malacca Bhd...............................................    18,300     22,339
    UOA Development Bhd..............................................    19,100      9,133
*   Velesto Energy Bhd...............................................   274,400     23,272
*   Vizione Holdings Bhd.............................................    65,700     13,338
    VS Industry Bhd..................................................   180,500     60,343
*   WCT Holdings Bhd.................................................   127,194     27,231
    Yinson Holdings Bhd..............................................    72,900    120,404
#*  YNH Property Bhd.................................................    32,000     19,743
    YTL Corp. Bhd....................................................   505,200    105,048
                                                                                ----------
TOTAL MALAYSIA.......................................................            3,571,541
                                                                                ----------
MEXICO -- (3.1%)
#   ALEATICA S.A.B. de C.V...........................................    25,687     26,706
#   Alfa S.A.B. de C.V., Class A.....................................   422,273    367,471
    Alpek S.A.B. de C.V..............................................    60,630     65,526
#*  Axtel S.A.B. de C.V..............................................   238,881     35,888
    Banco del Bajio SA...............................................   114,740    185,383
    Becle S.A.B. de C.V..............................................    18,723     32,246
    Cemex S.A.B. de C.V.............................................. 1,265,619    475,680
    Cia Minera Autlan S.A.B. de C.V., Series B, Class B..............    23,359     11,803
    Consorcio ARA S.A.B. de C.V......................................    98,355     18,458
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR...........     7,922     85,874
    Corpovael S.A. de C.V............................................    19,681      9,228
    Cydsa S.A.B. de C.V..............................................     8,498     11,486
*   Elementia S.A.B. de C.V..........................................     5,664      2,591
#*  Genomma Lab Internacional S.A.B. de C.V., Class B................   145,685    154,118
    Gentera S.A.B. de C.V............................................   103,082    101,815
*   Grupo Aeromexico S.A.B. de C.V...................................    50,391     39,057
    Grupo Carso S.A.B. de C.V........................................    16,469     54,964
#   Grupo Cementos de Chihuahua S.A.B. de C.V........................    23,288    129,669
    Grupo Comercial Chedraui S.A. de C.V.............................    51,311     71,832
    Grupo Herdez S.A.B. de C.V.......................................    28,974     59,028
*   Grupo Hotelero Santa Fe S.A.B. de C.V............................    28,640      8,144

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MEXICO -- (Continued)
    Grupo Industrial Saltillo S.A.B. de C.V..........................    23,893 $   29,785
    Grupo KUO S.A.B. de C.V., Class B................................     5,100     13,190
#   Grupo Televisa S.A.B.............................................   185,379    409,662
*   Grupo Traxion S.A.B. de C.V......................................    74,509     53,258
#*  Hoteles City Express S.A.B. de C.V...............................    62,040     53,376
    Industrias Bachoco S.A.B. de C.V., Class B.......................    20,205     90,834
*   Industrias CH S.A.B. de C.V., Class B............................    11,503     49,608
#   Industrias Penoles S.A.B. de C.V.................................    19,738    235,073
#*  La Comer S.A.B. de C.V...........................................   100,368    135,709
    Medica Sur S.A.B. de C.V., Class B...............................     6,100      6,818
    Nemak S.A.B. de C.V..............................................   115,418     49,200
    Orbia Advance Corp. S.A.B. de C.V................................    91,024    197,034
#   Organizacion Cultiba S.A.B. de C.V...............................    28,260     17,240
    Organizacion Soriana S.A.B. de C.V., Class B.....................    16,678     21,467
    Promotora y Operadora de Infraestructura S.A.B. de C.V...........    13,958    129,033
    Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L.     2,215     14,278
    TV Azteca S.A.B. de C.V..........................................   320,008     13,807
    Unifin Financiera S.A.B. de C.V..................................    21,034     35,756
    Vitro S.A.B. de C.V., Class A....................................     4,000      8,827
                                                                                ----------
TOTAL MEXICO.........................................................            3,510,922
                                                                                ----------
PHILIPPINES -- (1.4%)
    8990 Holdings, Inc...............................................    63,200     18,679
    Alliance Global Group, Inc.......................................   693,800    156,779
*   Altus San Nicolas Corp...........................................     5,560        568
    Belle Corp.......................................................   525,000     20,583
    Cebu Air, Inc....................................................    38,560     70,146
    China Banking Corp...............................................    87,400     43,404
    Cosco Capital, Inc...............................................   303,100     41,225
    DMCI Holdings, Inc...............................................   295,900     47,806
*   Emperador, Inc...................................................    72,700     10,028
    Filinvest Development Corp.......................................   121,800     31,734
    Filinvest Land, Inc.............................................. 1,703,000     53,653
    First Philippine Holdings Corp...................................    31,550     49,053
    GT Capital Holdings, Inc.........................................     7,659    134,816
    Integrated Micro-Electronics, Inc................................    72,600     11,314
    Lopez Holdings Corp..............................................   173,300     14,728
    LT Group, Inc....................................................   250,800     65,930
    Megaworld Corp................................................... 1,683,700    160,153
    Nickel Asia Corp.................................................   405,000     31,975
    Petron Corp......................................................   459,700     45,370
*   Philex Mining Corp...............................................   146,000     10,166
*   Philippine National Bank.........................................    57,773     51,103
    Pilipinas Shell Petroleum Corp...................................    11,500      7,704
    RFM Corp.........................................................   109,000     11,571
    Rizal Commercial Banking Corp....................................    68,400     34,624
    Robinsons Land Corp..............................................   288,800    144,740
    Robinsons Retail Holdings, Inc...................................    13,810     20,647
    Security Bank Corp...............................................    36,300    142,426
*   Top Frontier Investment Holdings, Inc............................     3,090     14,031
    Union Bank Of Philippines........................................    19,090     22,623
    Vista Land & Lifescapes, Inc.....................................   634,700     96,171
                                                                                ----------
TOTAL PHILIPPINES....................................................            1,563,750
                                                                                ----------
POLAND -- (1.2%)
    Agora SA.........................................................     3,156      8,350
*   Alior Bank SA....................................................    11,856     83,762
    Asseco Poland SA.................................................    13,478    181,231

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
POLAND -- (Continued)
    Bank Handlowy w Warszawie SA.....................................   1,306 $   17,438
*   Bank Millennium SA...............................................  63,827    102,748
*   Ciech SA.........................................................   1,122      9,527
    ComArch SA.......................................................     626     28,785
    Cyfrowy Polsat SA................................................  17,562    127,385
    Develia SA.......................................................  39,555     25,360
    Dom Development SA...............................................     185      4,107
    Echo Investment SA...............................................  14,725     16,957
*   Enea SA..........................................................  29,642     65,503
*   Grupa Azoty SA...................................................   5,890     54,127
    Grupa Lotos SA...................................................   6,557    163,748
    Jastrzebska Spolka Weglowa SA....................................   8,492     43,149
    Kernel Holding SA................................................   7,613     84,630
*   KGHM Polska Miedz SA.............................................   2,028     44,461
    Lubelski Wegiel Bogdanka SA......................................   1,563     14,816
*   mBank SA.........................................................     132     13,198
*   Netia SA.........................................................  19,625     23,644
*   PGE Polska Grupa Energetyczna SA.................................  53,458    114,622
    PKP Cargo SA.....................................................   3,662     23,017
    Stalprodukt SA...................................................     216     12,902
*   Tauron Polska Energia SA......................................... 108,744     47,065
    VRG SA...........................................................  10,363     10,993
                                                                              ----------
TOTAL POLAND.........................................................          1,321,525
                                                                              ----------
RUSSIA -- (0.9%)
    Etalon Group P.L.C., GDR.........................................  14,720     26,202
    Globaltrans Investment P.L.C., GDR...............................   8,642     73,889
    Magnitogorsk Iron & Steel Works PJSC, GDR........................  16,840    123,573
*   Mail.Ru Group, Ltd., GDR.........................................   4,918    104,458
    Novolipetsk Steel PJSC, GDR......................................   5,078     99,326
    PhosAgro PJSC, GDR...............................................   6,701     84,299
    Ros Agro P.L.C., GDR.............................................   3,013     32,179
    RusHydro PJSC, ADR............................................... 103,992     80,074
    Severstal PJSC, GDR..............................................   3,843     52,495
    TMK PJSC, GDR....................................................   3,822     12,345
    VEON, Ltd........................................................  57,567    138,161
    VTB Bank PJSC, GDR............................................... 123,910    164,676
                                                                              ----------
TOTAL RUSSIA.........................................................            991,677
                                                                              ----------
SOUTH AFRICA -- (7.1%)
    Adcock Ingram Holdings, Ltd......................................   6,350     23,675
    Adcorp Holdings, Ltd.............................................   7,281      6,596
    Advtech, Ltd.....................................................  84,198     62,517
    AECI, Ltd........................................................  22,325    144,187
    African Oxygen, Ltd..............................................  17,052     23,702
    African Rainbow Minerals, Ltd....................................  24,071    241,160
    Alexander Forbes Group Holdings, Ltd............................. 176,003     60,275
    Allied Electronics Corp., Ltd., Class A..........................  36,040     60,449
    Alviva Holdings, Ltd.............................................  19,705     18,912
    AngloGold Ashanti, Ltd...........................................  25,079    554,705
    AngloGold Ashanti, Ltd., Sponsored ADR...........................  22,300    492,384
*   Aspen Pharmacare Holdings, Ltd...................................  10,670     74,486
    Assore, Ltd......................................................   5,691     95,857
    Astral Foods, Ltd................................................   6,962     74,166
    Barloworld, Ltd..................................................  34,950    278,376
    Bidvest Group, Ltd. (The)........................................  29,884    407,942
*   Blue Label Telecoms, Ltd.........................................  41,945      7,674
*   Brait SE.........................................................  17,948     20,311

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH AFRICA -- (Continued)
    DataTec, Ltd.....................................................  57,458 $  137,153
    Distell Group Holdings, Ltd......................................   5,639     49,916
*   EOH Holdings, Ltd................................................  25,195     26,051
    Exxaro Resources, Ltd............................................  43,210    353,267
    Foschini Group, Ltd. (The).......................................   1,517     17,495
    Gold Fields, Ltd.................................................  66,459    412,736
    Gold Fields, Ltd., Sponsored ADR.................................  91,296    564,209
    Grindrod, Ltd....................................................  61,737     19,777
*   Harmony Gold Mining Co., Ltd.....................................  81,964    284,952
*   Harmony Gold Mining Co., Ltd., Sponsored ADR.....................  16,913     58,857
    Hudaco Industries, Ltd...........................................   3,955     28,564
*   Impala Platinum Holdings, Ltd....................................  43,526    299,675
    Imperial Logistics, Ltd..........................................  22,265     83,555
    Invicta Holdings, Ltd............................................   6,213      8,423
    KAP Industrial Holdings, Ltd..................................... 223,916     68,890
    Lewis Group, Ltd.................................................   6,721     12,479
    Liberty Holdings, Ltd............................................  21,936    168,938
    Life Healthcare Group Holdings, Ltd.............................. 149,194    235,621
*   Long4Life, Ltd...................................................  88,335     24,610
    Merafe Resources, Ltd............................................ 107,504      6,402
    Metair Investments, Ltd..........................................  31,298     50,913
    Momentum Metropolitan Holdings................................... 163,591    218,470
    Motus Holdings Ltd...............................................  12,473     59,090
    Mpact, Ltd.......................................................  21,681     22,252
*   Nampak, Ltd...................................................... 126,634     67,383
    Oceana Group, Ltd................................................   5,864     25,926
#   Omnia Holdings, Ltd..............................................  34,679     59,442
    Peregrine Holdings, Ltd..........................................  32,244     39,747
    Pioneer Foods Group, Ltd.........................................  23,061    164,110
#*  PPC, Ltd......................................................... 294,684     75,147
    Raubex Group, Ltd................................................  35,771     46,182
    RCL Foods, Ltd...................................................   9,673      6,043
    Reunert, Ltd.....................................................  31,013    146,656
    Rhodes Food Group Pty, Ltd.......................................   6,432      6,569
*   Royal Bafokeng Platinum, Ltd.....................................  12,976     37,704
    Sappi, Ltd.......................................................  74,610    191,594
*   Sibanye Gold, Ltd................................................ 299,636    578,506
*   Sun International, Ltd...........................................   6,254     16,905
*   Super Group, Ltd.................................................  62,202    116,245
    Telkom SA SOC, Ltd...............................................  56,598    258,735
*   Tongaat Hulett, Ltd..............................................  28,548     18,718
    Transaction Capital, Ltd.........................................  49,054     71,555
*   Trencor, Ltd.....................................................  27,669     55,058
    Truworths International, Ltd.....................................  20,478     72,580
    Tsogo Sun Gaming, Ltd............................................  72,139     59,326
    Wilson Bayly Holmes-Ovcon, Ltd...................................   9,319     87,156
                                                                              ----------
TOTAL SOUTH AFRICA...................................................          8,060,956
                                                                              ----------
SOUTH KOREA -- (15.1%)
*   Able C&C Co., Ltd................................................   1,801     18,369
    Aekyung Petrochemical Co., Ltd...................................   4,211     27,480
*   Agabang&Company..................................................   4,166     13,099
*   AJ Rent A Car Co., Ltd...........................................   2,199     20,856
    AK Holdings, Inc.................................................     985     26,442
    ALUKO Co., Ltd...................................................   8,600     17,124
    Asia Cement Co., Ltd.............................................     269     19,362
    ASIA Holdings Co., Ltd...........................................      91      8,791
    Asia Paper Manufacturing Co., Ltd................................   1,081     27,069
*   Asiana Airlines, Inc.............................................  17,738     81,128

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Autech Corp......................................................  1,278 $ 13,112
    BGF Co., Ltd.....................................................  4,573   22,571
    Binggrae Co., Ltd................................................  1,100   52,000
    BNK Financial Group, Inc......................................... 43,405  259,231
    Busan City Gas Co., Ltd..........................................    284    8,846
    Byucksan Corp....................................................  8,914   14,977
    Capro Corp.......................................................  7,250   21,101
    Chongkundang Holdings Corp.......................................    380   29,620
    Chosun Refractories Co., Ltd.....................................    302   22,715
    CJ CheilJedang Corp..............................................  1,156  227,210
    CJ Corp..........................................................  2,382  168,367
    CJ ENM Co., Ltd..................................................  1,203  170,259
    CJ Hello Co., Ltd................................................  3,508   18,381
*   CJ Logistics Corp................................................    563   76,194
    Cuckoo Holdings Co., Ltd.........................................    112    9,963
    D.I Corp.........................................................  3,646    9,587
    Dae Dong Industrial Co., Ltd.....................................  3,607   18,795
    Dae Han Flour Mills Co., Ltd.....................................    144   18,999
    Dae Won Kang Up Co., Ltd.........................................  5,249   16,108
    Daeduck Electronics Co...........................................  5,983   54,891
    Daekyo Co., Ltd..................................................  5,085   26,887
    Daelim Industrial Co., Ltd.......................................  4,669  362,919
    Daesang Corp.....................................................  3,678   67,734
*   Daewoo Engineering & Construction Co., Ltd....................... 26,853  100,136
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................  6,460  155,795
*   Danal Co., Ltd...................................................  6,555   19,434
    Daou Data Corp...................................................  2,532   17,312
    Daou Technology, Inc.............................................  4,679   72,714
    DB Financial Investment Co., Ltd.................................  3,038   11,008
    DB HiTek Co., Ltd................................................  7,287  106,304
    DB Insurance Co., Ltd............................................  8,076  350,140
*   Deutsch Motors, Inc..............................................  4,640   32,154
    DGB Financial Group, Inc......................................... 28,574  172,503
    DI Dong Il Corp..................................................    179   11,095
    DMS Co., Ltd.....................................................  4,659   22,261
    Dong-A ST Co., Ltd...............................................    312   27,156
    Dong-Ah Geological Engineering Co., Ltd..........................  1,088   18,791
*   Dongkuk Steel Mill Co., Ltd......................................  9,676   48,762
    DONGSUNG Corp....................................................  4,993   22,926
    Dongwha Pharm Co., Ltd...........................................  3,593   24,166
    Dongwon Development Co., Ltd.....................................  7,989   30,222
    Dongwon Industries Co., Ltd......................................    188   34,540
    Doosan Bobcat, Inc...............................................  6,812  183,669
    Doosan Co., Ltd..................................................    694   46,319
*   Doosan Fuel Cell Co., Ltd........................................  2,324   15,419
*   Doosan Heavy Industries & Construction Co., Ltd.................. 21,717  114,517
*   Doosan Infracore Co., Ltd........................................ 21,457  104,054
*   Doosan Solus Co., Ltd............................................  1,281   19,597
    DTR Automotive Corp..............................................    739   19,032
    e Tec E&C, Ltd...................................................    342   20,278
    Easy Bio, Inc....................................................  5,999   27,297
    E-MART, Inc......................................................  3,458  330,770
    EM-Tech Co., Ltd.................................................  2,190   15,779
    ENF Technology Co., Ltd..........................................  1,688   37,618
    Eugene Corp...................................................... 10,128   40,427
    Eugene Technology Co., Ltd.......................................  2,599   34,094
*   Eusu Holdings Co., Ltd...........................................  1,669   10,193
    Farmsco..........................................................  3,427   14,109
    Fursys, Inc......................................................    403   10,761

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Geumhwa PSC Co., Ltd.............................................    408 $ 10,278
    Green Cross Corp.................................................    228   25,098
    Green Cross Holdings Corp........................................  1,809   32,250
    GS Engineering & Construction Corp...............................  9,935  263,036
    GS Global Corp................................................... 11,688   23,344
    GS Holdings Corp.................................................  8,154  347,501
    GS Home Shopping, Inc............................................    574   73,379
    GS Retail Co., Ltd...............................................  2,384   78,351
    Gwangju Shinsegae Co., Ltd.......................................     63    9,165
    HAESUNG DS Co., Ltd..............................................  2,578   32,412
*   Halla Corp.......................................................  6,443   17,466
    Halla Holdings Corp..............................................  1,256   44,967
    Han Kuk Carbon Co., Ltd..........................................  4,578   32,765
    Hancom, Inc......................................................  3,919   33,796
    Handok, Inc......................................................  1,372   26,414
    Handsome Co., Ltd................................................  2,491   62,425
    Hanjin Transportation Co., Ltd...................................  1,543   40,857
    Hankook Tire & Technology Co., Ltd............................... 11,828  315,395
    Hansae Yes24 Holdings Co., Ltd...................................  3,050   20,073
    Hanshin Construction.............................................  1,431   18,837
*   Hansol Holdings Co., Ltd.........................................  5,410   18,428
    Hansol HomeDeco Co., Ltd......................................... 11,444   11,645
    Hansol Paper Co., Ltd............................................  3,482   43,817
*   Hansol Technics Co., Ltd.........................................  5,142   32,875
*   Hanwha Aerospace Co., Ltd........................................  6,356  206,463
    Hanwha Chemical Corp............................................. 17,310  242,206
    Hanwha Corp......................................................  7,084  144,418
    Hanwha General Insurance Co., Ltd................................  7,541   18,086
*   Hanwha Investment & Securities Co., Ltd.......................... 19,019   32,669
    Hanwha Life Insurance Co., Ltd................................... 51,376   98,319
    Hanyang Eng Co., Ltd.............................................  2,207   21,948
*   Harim Co., Ltd................................................... 11,062   26,861
    Harim Holdings Co., Ltd..........................................  4,838   37,373
    HDC Holdings Co., Ltd............................................  5,899   59,943
*   Heungkuk Fire & Marine Insurance Co., Ltd........................  9,154   24,547
    Hite Jinro Co., Ltd..............................................  3,099   75,728
    HJ Magnolia Yongpyong Hotel & Resort Corp........................  5,843   32,324
    Huchems Fine Chemical Corp.......................................    816   15,521
    Huons Global Co., Ltd............................................    833   21,612
    Huvis Corp.......................................................  1,579    7,856
    HwaSung Industrial Co., Ltd......................................  1,665   17,102
    Hy-Lok Corp......................................................  1,868   27,441
    Hyosung Corp.....................................................    196   13,923
    Hyundai BNG Steel Co., Ltd.......................................  2,603   20,460
    Hyundai Construction Equipment Co., Ltd..........................  1,632   39,026
    Hyundai Corp.....................................................  1,610   24,381
    Hyundai Department Store Co., Ltd................................  2,689  170,727
*   Hyundai Electric & Energy System Co., Ltd........................    952    8,755
    Hyundai Glovis Co., Ltd..........................................  1,891  244,945
    Hyundai Greenfood Co., Ltd.......................................  7,090   68,248
    Hyundai Home Shopping Network Corp...............................    898   65,225
    Hyundai Hy Communications & Networks Co., Ltd....................  5,306   16,829
    Hyundai Livart Furniture Co., Ltd................................  1,826   22,073
    Hyundai Marine & Fire Insurance Co., Ltd......................... 10,237  222,314
    Hyundai Motor Securities Co., Ltd................................  3,996   33,833
    Hyundai Wia Corp.................................................  2,823  124,057
    HyVision System, Inc.............................................  3,468   32,097
    IDIS Holdings Co., Ltd...........................................  1,420   15,858
    IHQ, Inc......................................................... 12,983   19,339

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Iljin Holdings Co., Ltd..........................................  6,068 $ 24,089
    Ilshin Spinning Co., Ltd.........................................    160    9,764
    iMarketKorea, Inc................................................  3,411   31,847
*   Interflex Co., Ltd...............................................  1,958   29,456
    Interpark Holdings Corp..........................................  5,276   10,876
    INTOPS Co., Ltd..................................................  2,924   34,496
    IS Dongseo Co., Ltd..............................................  1,974   54,187
    IsuPetasys Co., Ltd..............................................  7,799   27,963
    Jahwa Electronics Co., Ltd.......................................  2,599   23,867
    JB Financial Group Co., Ltd......................................  6,480   29,734
    Kangnam Jevisco Co., Ltd.........................................    580   10,983
    KAON Media Co., Ltd..............................................  3,271   24,776
    KC Co., Ltd......................................................  2,037   24,411
    KCC Corp.........................................................    990  192,157
    KG Chemical Corp.................................................  1,807   16,743
    KGMobilians Co., Ltd.............................................  3,097   15,311
    KISCO Corp.......................................................  2,292    9,122
    KISCO Holdings Co., Ltd..........................................  1,802   20,593
    KISWIRE, Ltd.....................................................    558   10,456
    KIWOOM Securities Co., Ltd.......................................  2,087  123,773
    KMH Co., Ltd.....................................................  4,054   17,712
    Kolmar Korea Holdings Co., Ltd...................................  1,218   22,869
    Kolon Corp.......................................................  1,235   18,367
    Kolon Industries, Inc............................................  2,837  114,851
    Korea Alcohol Industrial Co., Ltd................................  1,839   13,100
    Korea Asset In Trust Co., Ltd....................................  5,830   17,069
    Korea Autoglass Corp.............................................  1,897   27,420
    Korea Electric Terminal Co., Ltd.................................    987   39,087
    Korea Investment Holdings Co., Ltd...............................  7,037  408,811
*   Korea Line Corp..................................................  2,164   41,234
    Korea Petrochemical Ind Co., Ltd.................................    740   75,549
    Korea Real Estate Investment & Trust Co., Ltd.................... 23,718   45,016
    Korean Air Lines Co., Ltd........................................  7,204  154,191
    Korean Reinsurance Co............................................ 14,855  101,210
    Kortek Corp......................................................  2,426   25,764
    KPX Chemical Co., Ltd............................................    249   11,533
    KT Skylife Co., Ltd..............................................  3,494   26,105
*   KTB Investment & Securities Co., Ltd............................. 10,955   21,731
    Kukdo Chemical Co., Ltd..........................................    754   30,672
    Kumho Industrial Co., Ltd........................................  2,973   30,912
    Kumho Petrochemical Co., Ltd.....................................  2,943  176,210
    Kwang Dong Pharmaceutical Co., Ltd...............................  6,444   37,966
    Kyeryong Construction Industrial Co., Ltd........................    554   10,335
    Kyobo Securities Co., Ltd........................................  3,914   30,501
    Kyungbang Co., Ltd...............................................  1,871   16,096
    Kyungdong Pharm Co., Ltd.........................................  2,282   15,391
    Kyung-In Synthetic Corp..........................................  5,504   41,154
    LEADCORP, Inc. (The).............................................  2,739   13,233
    LF Corp..........................................................  2,925   49,347
    LG Hausys, Ltd...................................................    938   47,951
    LG Innotek Co., Ltd..............................................  2,363  245,444
    LG International Corp............................................  4,819   64,240
    LIG Nex1 Co., Ltd................................................  1,247   36,022
    Lock & Lock Co., Ltd.............................................  1,019   10,322
    Lotte Chilsung Beverage Co., Ltd.................................    550   64,785
    Lotte Confectionery Co., Ltd.....................................    163   19,682
    Lotte Corp.......................................................  3,082   96,476
    LOTTE Fine Chemical Co., Ltd.....................................  2,962  112,308
    Lotte Food Co., Ltd..............................................     74   27,423

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    LOTTE Himart Co., Ltd............................................  1,797 $ 46,733
*   Lotte Non-Life Insurance Co., Ltd................................ 14,792   28,071
    Lotte Shopping Co., Ltd..........................................  1,417  151,452
    LS Corp..........................................................  2,906  121,001
    LS Industrial Systems Co., Ltd...................................  2,061   88,073
*   Lumens Co., Ltd.................................................. 10,766   19,586
*   LVMC Holdings....................................................  3,202   12,277
    Mando Corp.......................................................  5,284  161,964
    Meritz Financial Group, Inc......................................  6,357   67,943
    Meritz Fire & Marine Insurance Co., Ltd..........................  4,835   76,734
    Meritz Securities Co., Ltd....................................... 46,870  181,198
    Mirae Asset Daewoo Co., Ltd...................................... 59,555  365,128
    Mirae Asset Life Insurance Co., Ltd.............................. 14,911   51,297
    MK Electron Co., Ltd.............................................  4,052   27,126
    Moorim P&P Co., Ltd..............................................  4,758   18,196
    Muhak Co., Ltd...................................................  3,935   30,507
    Namhae Chemical Corp.............................................  2,744   19,537
    Namyang Dairy Products Co., Ltd..................................     48   19,429
*   Neowiz...........................................................  2,725   39,963
    Nexen Tire Corp..................................................  6,381   51,281
    NH Investment & Securities Co., Ltd.............................. 23,021  238,720
*   NHN Corp.........................................................  1,849   91,613
    NICE Holdings Co., Ltd...........................................  2,945   49,110
    Nong Shim Holdings Co., Ltd......................................    164   12,172
    NongShim Co., Ltd................................................    507  105,538
    NS Shopping Co., Ltd.............................................  2,986   24,972
    OCI Co., Ltd.....................................................  3,004  161,869
    Orange Life Insurance, Ltd.......................................  3,758   90,352
    Orion Holdings Corp..............................................  4,507   61,190
*   Pan Ocean Co., Ltd............................................... 39,992  150,743
    Poongsan Corp....................................................  2,799   48,273
    Poongsan Holdings Corp...........................................    612   17,549
    Posco International Corp.........................................  7,967  124,515
    Pulmuone Co., Ltd................................................  1,280    9,651
    Reyon Pharmaceutical Co., Ltd....................................  1,419   18,493
*   RFTech Co., Ltd..................................................  3,243   21,508
    S&T Holdings Co., Ltd............................................    951   12,876
    S&T Motiv Co., Ltd...............................................  1,479   57,757
    Sajo Industries Co., Ltd.........................................    588   19,689
    Sajodaerim Corp..................................................  1,147   16,017
    Sam Young Electronics Co., Ltd...................................  2,074   15,560
    Sam Yung Trading Co., Ltd........................................  2,468   33,577
    Samho Development Co., Ltd.......................................  4,766   18,183
    Samick Musical Instruments Co., Ltd..............................  8,299   12,478
    Samji Electronics Co., Ltd.......................................  1,682   14,898
    Samkwang Glass Co., Ltd..........................................    874   22,042
    Sammok S-Form Co., Ltd...........................................  2,023   16,174
*   SAMPYO Cement Co., Ltd...........................................  9,240   26,229
    Samsung Card Co., Ltd............................................  4,944  142,613
    Samsung Securities Co., Ltd...................................... 10,310  297,026
    SAMT Co., Ltd.................................................... 12,775   23,968
    Samyang Corp.....................................................    593   24,616
    Samyang Holdings Corp............................................    509   27,705
*   SBW.............................................................. 22,720   20,077
*   S-Connect Co., Ltd...............................................  8,958   12,852
    Seah Besteel Corp................................................  2,148   29,555
    Sebang Co., Ltd..................................................  1,020    9,872
    Sebang Global Battery Co., Ltd...................................  1,376   45,012
*   Seobu T&D........................................................  3,507   23,237

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------ -----------
SOUTH KOREA -- (Continued)
    Seohan Co., Ltd.................................................. 19,101 $    20,889
    Seohee Construction Co., Ltd..................................... 27,983      27,383
    Seoul Semiconductor Co., Ltd.....................................  3,654      41,988
*   SFA Semicon Co., Ltd.............................................  8,599      25,827
    Shindaeyang Paper Co., Ltd.......................................    369      19,845
    Shinsegae Food Co., Ltd..........................................    418      25,652
    Shinsegae Information & Communication Co., Ltd...................    286      26,552
    Shinsegae, Inc...................................................  1,260     255,354
    Shinyoung Securities Co., Ltd....................................    497      23,601
    Silla Co., Ltd...................................................    770       8,031
    SIMMTECH Co., Ltd................................................  4,307      35,083
    Sindoh Co., Ltd..................................................  1,082      35,602
    SK Chemicals Co., Ltd............................................  1,103      44,686
    SK Discovery Co., Ltd............................................  2,070      39,886
    SK Gas, Ltd......................................................    911      65,707
    SK Networks Co., Ltd............................................. 24,348     121,446
    SKC Co., Ltd.....................................................  4,832     184,299
    SL Corp..........................................................  2,473      44,582
*   S-MAC Co., Ltd................................................... 36,548      25,193
    Songwon Industrial Co., Ltd......................................  2,633      34,863
    Soulbrain Co., Ltd...............................................    753      48,716
    SPG Co., Ltd.....................................................  4,430      27,852
*   Ssangyong Motor Co...............................................  6,352      12,472
    ST Pharm Co., Ltd................................................  1,650      26,026
    Suheung Co., Ltd.................................................  1,350      38,304
    Sung Kwang Bend Co., Ltd.........................................  2,934      24,926
*   Sungchang Enterprise Holdings, Ltd............................... 12,418      18,320
    Sungshin Cement Co., Ltd.........................................  4,536      31,076
    Sungwoo Hitech Co., Ltd..........................................  8,732      25,960
    Sunjin Co., Ltd..................................................  2,612      21,576
    Taekwang Industrial Co., Ltd.....................................     70      66,001
*   Taewoong Co., Ltd................................................  3,151      29,320
    Taeyoung Engineering & Construction Co., Ltd.....................  4,719      52,604
    TechWing, Inc....................................................  3,343      31,624
    TES Co., Ltd.....................................................  2,837      49,887
*   TK Chemical Corp.................................................  8,032      18,942
    TK Corp..........................................................  2,960      25,506
    Tongyang Life Insurance Co., Ltd.................................  5,937      18,697
    Tongyang, Inc.................................................... 19,744      24,329
    Top Engineering Co., Ltd.........................................  3,288      25,032
    Toptec Co., Ltd..................................................  2,680      18,753
    Tovis Co., Ltd...................................................  1,651      10,482
    Unid Co., Ltd....................................................  1,085      43,454
    Union Semiconductor Equipment & Materials Co., Ltd...............  2,827      11,682
    Whanin Pharmaceutical Co., Ltd...................................    625       8,811
*   Wonik Holdings Co., Ltd..........................................  8,665      33,364
    Wonik Materials Co., Ltd.........................................  1,147      27,355
    Y G-1 Co., Ltd...................................................  3,707      24,008
    Youlchon Chemical Co., Ltd.......................................  2,606      30,179
    Young Poong Corp.................................................     78      40,852
    Youngone Corp....................................................  3,385     100,976
    Youngone Holdings Co., Ltd.......................................    926      41,782
*   Yuanta Securities Korea Co., Ltd................................. 17,353      38,212
    Zeus Co., Ltd....................................................  1,991      20,332
                                                                             -----------
TOTAL SOUTH KOREA....................................................         17,120,971
                                                                             -----------
TAIWAN -- (18.2%)
    Ability Enterprise Co., Ltd...................................... 36,000      19,929
    AcBel Polytech, Inc.............................................. 83,000      60,441

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Acer, Inc........................................................ 464,000 $270,741
    A-DATA Technology Co., Ltd.......................................  33,000   54,754
    Advanced International Multitech Co., Ltd........................  14,000   18,649
*   AGV Products Corp................................................  44,000   10,001
*   ALI Corp.........................................................  59,000   24,712
    Alpha Networks, Inc..............................................  42,000   30,994
    Altek Corp.......................................................  59,000   45,584
    Ambassador Hotel (The)...........................................  50,000   39,323
*   AmTRAN Technology Co., Ltd....................................... 164,000   59,102
    Apacer Technology, Inc...........................................  10,000   10,719
    APCB, Inc........................................................  17,000   14,749
    Apex International Co., Ltd......................................  28,000   39,882
    Ardentec Corp....................................................  80,000   74,492
*   Asia Pacific Telecom Co., Ltd.................................... 232,000   45,638
    Asia Polymer Corp................................................  66,000   33,405
    Asia Vital Components Co., Ltd...................................  45,000   61,491
    AU Optronics Corp................................................ 891,000  227,170
    Audix Corp.......................................................   8,000   10,374
    Bank of Kaohsiung Co., Ltd.......................................  68,574   21,584
    BenQ Materials Corp..............................................  16,000    9,811
    BES Engineering Corp............................................. 279,000   74,519
    C Sun Manufacturing, Ltd.........................................  15,000   12,791
    Capital Securities Corp.......................................... 256,000   77,303
    Casetek Holdings, Ltd............................................  31,000   55,965
    Cathay Real Estate Development Co., Ltd..........................  89,000   64,012
    Celxpert Energy Corp.............................................  10,000    9,854
    Channel Well Technology Co., Ltd.................................  31,000   25,612
    CHC Healthcare Group.............................................  13,000   17,669
    Chen Full International Co., Ltd.................................  12,000   14,683
    Cheng Loong Corp................................................. 135,000   80,478
*   Cheng Mei Materials Technology Corp..............................  78,000   20,145
    Cheng Uei Precision Industry Co., Ltd............................  58,000   86,889
    Chia Chang Co., Ltd..............................................  17,000   21,452
    Chia Hsin Cement Corp............................................  51,000   31,838
    Chilisin Electronics Corp........................................  28,000   78,928
    China Airlines, Ltd.............................................. 438,000  130,441
    China Bills Finance Corp.........................................  96,000   47,002
    China Chemical & Pharmaceutical Co., Ltd.........................  48,000   30,164
    China Electric Manufacturing Corp................................  34,000   11,970
    China General Plastics Corp......................................  79,040   58,258
*   China Life Insurance Co., Ltd.................................... 320,370  264,039
    China Man-Made Fiber Corp........................................ 265,185   70,769
    China Metal Products.............................................  59,000   60,972
    China Motor Corp.................................................  35,200   47,858
    China Petrochemical Development Corp............................. 581,700  193,791
    Chin-Poon Industrial Co., Ltd....................................  68,000   68,902
    Chipbond Technology Corp.........................................  98,000  194,165
    ChipMOS Techinologies, Inc.......................................  50,000   49,478
    Chong Hong Construction Co., Ltd.................................  31,000   83,440
    Chun Yuan Steel Industry Co., Ltd................................  34,000   11,448
    Chung Hsin Electric & Machinery Manufacturing Corp...............  42,000   28,079
    Chung Hung Steel Corp............................................ 161,000   47,971
    Chung Hwa Pulp Corp..............................................  48,000   14,573
    Clevo Co.........................................................  74,000   89,486
*   CMC Magnetics Corp............................................... 169,869   63,481
    Compal Electronics, Inc.......................................... 690,000  411,908
    Compeq Manufacturing Co., Ltd.................................... 135,000  188,857
    Concord Securities Co., Ltd......................................  57,680   13,906
    Continental Holdings Corp........................................  60,000   29,555

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Coretronic Corp..................................................  66,000 $ 85,259
    CyberTAN Technology, Inc.........................................  61,000   35,696
    DA CIN Construction Co., Ltd.....................................  60,000   40,111
    Darfon Electronics Corp..........................................  37,000   49,572
    Darwin Precisions Corp...........................................  76,000   41,414
    Depo Auto Parts Ind Co., Ltd.....................................   7,000   14,213
    D-Link Corp...................................................... 112,000   43,887
    Dynapack International Technology Corp...........................  25,000   49,523
    E Ink Holdings, Inc.............................................. 134,000  131,480
    Eastern Media International Corp.................................  71,000   23,891
    Elite Semiconductor Memory Technology, Inc.......................  56,000   58,638
*   Elitegroup Computer Systems Co., Ltd.............................  25,000   11,123
    Epistar Corp..................................................... 178,000  173,025
    Eternal Materials Co., Ltd....................................... 135,000  114,764
    Eva Airways Corp................................................. 388,041  181,823
*   Everest Textile Co., Ltd.........................................  42,840   14,347
    Evergreen International Storage & Transport Corp.................  87,000   40,075
*   Evergreen Marine Corp. Taiwan, Ltd............................... 370,000  151,506
    Everlight Chemical Industrial Corp...............................  50,000   26,267
    Everlight Electronics Co., Ltd...................................  73,000   66,970
    Excelsior Medical Co., Ltd.......................................  12,000   21,081
    Far Eastern Department Stores, Ltd............................... 166,000  142,475
    Far Eastern International Bank................................... 417,785  163,903
    Farglory Land Development Co., Ltd...............................  52,000   66,084
*   Federal Corp.....................................................  42,000   18,523
    Feng Hsin Steel Co., Ltd.........................................  13,000   22,507
    First Insurance Co., Ltd. (The)..................................  27,000   12,540
    First Steamship Co., Ltd.........................................  89,000   33,399
    FLEXium Interconnect, Inc........................................  51,000  183,248
    FocalTech Systems Co., Ltd.......................................  63,000   49,055
    Formosa Advanced Technologies Co., Ltd...........................  12,000   13,332
    Formosa Laboratories, Inc........................................  10,000   12,484
    Formosa Taffeta Co., Ltd......................................... 139,000  158,114
    Formosan Rubber Group, Inc.......................................  33,000   20,185
    Formosan Union Chemical..........................................  32,000   13,715
    Foxconn Technology Co., Ltd...................................... 144,000  307,942
    FSP Technology, Inc..............................................  18,000   12,407
    Fulgent Sun International Holding Co., Ltd.......................  11,215   44,337
    Fulltech Fiber Glass Corp........................................  62,620   28,449
    G Shank Enterprise Co., Ltd......................................  14,000   10,776
    GCS Holdings, Inc................................................   8,000   18,292
*   Gemtek Technology Corp...........................................  51,000   39,811
    General Interface Solution Holding, Ltd..........................  40,000  150,092
    Gigabyte Technology Co., Ltd.....................................  82,000  136,745
*   Gigastorage Corp.................................................  51,000   12,504
    Ginko International Co., Ltd.....................................   6,000   35,815
    Global Brands Manufacture, Ltd...................................  31,000   17,468
    Globe Union Industrial Corp......................................  44,000   24,189
    Gloria Material Technology Corp..................................  63,000   39,305
*   Gold Circuit Electronics, Ltd....................................  66,000   33,178
    Goldsun Building Materials Co., Ltd.............................. 141,000   63,738
*   Grand Pacific Petrochemical...................................... 157,000   94,811
    Great China Metal Industry.......................................  26,000   20,258
    Great Wall Enterprise Co., Ltd...................................  80,000   99,001
    Greatek Electronics, Inc.........................................  44,000   61,840
    GTM Holdings Corp................................................  24,000   20,460
    Hannstar Board Corp..............................................  70,376  103,107
    HannStar Display Corp............................................ 420,000   89,244
*   HannsTouch Solution, Inc......................................... 130,194   59,052

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    Hey Song Corp....................................................    33,000 $ 34,419
    Highwealth Construction Corp.....................................    95,000  145,814
    Hiroca Holdings, Ltd.............................................    10,000   20,924
    Hitron Technology, Inc...........................................    29,000   17,576
    Ho Tung Chemical Corp............................................   176,000   40,946
    Hong Pu Real Estate Development Co., Ltd.........................    16,000   11,689
    Hsin Kuang Steel Co., Ltd........................................    43,000   40,256
    Hu Lane Associate, Inc...........................................     9,000   22,049
*   HUA ENG Wire & Cable Co., Ltd....................................    37,000   12,075
    Huaku Development Co., Ltd.......................................    37,000  101,569
    Huang Hsiang Construction Corp...................................    15,000   17,967
    Hung Ching Development & Construction Co., Ltd...................    13,000   10,101
*   Hung Sheng Construction, Ltd.....................................    97,000   66,740
    Ibase Technology, Inc............................................    18,000   26,816
    IBF Financial Holdings Co., Ltd..................................   397,940  142,424
    Ichia Technologies, Inc..........................................    27,000   15,633
    IEI Integration Corp.............................................    18,600   34,545
    Innolux Corp..................................................... 1,369,000  303,461
    International CSRC Investment Holdings Co........................   135,600  145,916
    Inventec Corp....................................................   361,000  261,572
    I-Sheng Electric Wire & Cable Co., Ltd...........................     9,000   12,396
    ITE Technology, Inc..............................................    13,000   18,909
    Jarllytec Co., Ltd...............................................    10,000   23,118
    Jess-Link Products Co., Ltd......................................    13,000   12,757
    Jih Sun Financial Holdings Co., Ltd..............................   292,362   91,859
    K Laser Technology, Inc..........................................    27,000   19,967
    KEE TAI Properties Co., Ltd......................................    49,000   19,720
    Kenda Rubber Industrial Co., Ltd.................................    55,000   58,595
    Kindom Development Co., Ltd......................................    54,000   56,342
    King Yuan Electronics Co., Ltd...................................   180,000  225,483
    King's Town Bank Co., Ltd........................................   139,000  144,613
    Kinpo Electronics................................................   205,000   75,654
    Kinsus Interconnect Technology Corp..............................    45,000   71,085
    KS Terminals, Inc................................................    11,000   18,461
    Kuo Toong International Co., Ltd.................................    29,399   18,341
    Kuoyang Construction Co., Ltd....................................    32,000   15,599
    Kwong Lung Enterprise Co., Ltd...................................     8,000   11,741
    Lealea Enterprise Co., Ltd.......................................   108,000   33,310
    Lextar Electronics Corp..........................................    69,000   40,362
    Li Peng Enterprise Co., Ltd......................................   119,000   27,327
    Lingsen Precision Industries, Ltd................................    39,000   11,771
    Lite-On Semiconductor Corp.......................................    38,000   52,161
    Lite-On Technology Corp..........................................   333,000  548,725
    Long Bon International Co., Ltd..................................    55,000   29,253
    Longchen Paper & Packaging Co., Ltd..............................   127,000   56,400
    Lung Yen Life Service Corp.......................................    21,000   41,874
    Macronix International...........................................   238,000  241,604
    Mercuries & Associates Holding, Ltd..............................    52,000   33,136
*   Mercuries Life Insurance Co., Ltd................................   189,113   66,770
*   Microbio Co., Ltd................................................    59,000   25,861
    Mitac Holdings Corp..............................................   141,450  124,311
*   Motech Industries, Inc...........................................    81,000   25,293
    MPI Corp.........................................................     7,000   14,209
    Nan Ya Printed Circuit Board Corp................................    44,000   79,681
    Nien Hsing Textile Co., Ltd......................................    13,000    9,603
*   O-Bank Co., Ltd..................................................    73,000   18,426
    OptoTech Corp....................................................    60,350   51,090
*   Orient Semiconductor Electronics, Ltd............................    82,709   44,501
    Oriental Union Chemical Corp.....................................    94,000   67,891

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Pacific Construction Co..........................................  32,000 $ 12,252
    Pan Jit International, Inc.......................................  38,700   36,439
    Pan-International Industrial Corp................................  61,000   46,993
*   Phihong Technology Co., Ltd......................................  32,000    9,180
    Pou Chen Corp.................................................... 179,000  239,311
    Powertech Technology, Inc........................................ 113,000  356,181
    President Securities Corp........................................ 103,000   44,647
    Prince Housing & Development Corp................................  34,000   12,567
    Promate Electronic Co., Ltd......................................  18,000   20,064
    Qisda Corp....................................................... 248,000  185,971
    Quanta Storage, Inc..............................................   8,000    9,887
    Radium Life Tech Co., Ltd........................................ 169,320   67,556
    Rechi Precision Co., Ltd.........................................  31,000   24,255
    Rich Development Co., Ltd........................................  50,000   17,891
*   Ritek Corp....................................................... 158,000   42,018
*   Roo Hsing Co., Ltd............................................... 117,000   44,125
    Ruentex Development Co., Ltd.....................................  89,000  135,746
    Ruentex Industries, Ltd..........................................  51,000  122,453
    Sampo Corp.......................................................  43,200   28,117
    San Fang Chemical Industry Co., Ltd..............................  20,000   15,804
    San Far Property, Ltd............................................  23,540   18,062
    Sanyang Motor Co., Ltd........................................... 100,000   71,729
    Senao International Co., Ltd.....................................  10,000   10,048
    Sesoda Corp......................................................  16,800   13,977
    Shihlin Electric & Engineering Corp..............................  30,000   44,566
    Shin Kong Financial Holding Co., Ltd............................. 363,425  114,809
    Shin Zu Shing Co., Ltd...........................................  22,000   87,247
*   Shining Building Business Co., Ltd...............................  33,330   13,014
    Shinkong Insurance Co., Ltd......................................  23,000   28,854
    Shinkong Synthetic Fibers Corp................................... 199,000   72,977
    Sigurd Microelectronics Corp.....................................  54,000   65,816
*   Silicon Integrated Systems Corp..................................  82,000   21,872
    Sincere Navigation Corp..........................................  48,410   26,425
    Sinher Technology, Inc...........................................   8,000   11,045
    Sino-American Silicon Products, Inc..............................  68,000  204,443
    Sinon Corp.......................................................  56,000   34,675
    Sinphar Pharmaceutical Co., Ltd..................................  20,000   12,737
    Sirtec International Co., Ltd....................................  16,000   16,046
*   Solar Applied Materials Technology Co............................  54,000   40,655
    Standard Chemical & Pharmaceutical Co., Ltd......................  11,000   11,885
    Sunplus Technology Co., Ltd......................................  78,000   35,441
    Sunspring Metal Corp.............................................  12,000   11,265
    Supreme Electronics Co., Ltd.....................................  63,000   60,014
    Swancor Holding Co., Ltd.........................................   7,000   19,804
    Sweeten Real Estate Development Co., Ltd.........................  15,400   11,529
    Syncmold Enterprise Corp.........................................  17,000   43,664
    Synnex Technology International Corp............................. 216,000  257,631
    Systex Corp......................................................  29,000   70,516
    TA Chen Stainless Pipe...........................................  93,000  100,352
    Ta Ya Electric Wire & Cable...................................... 115,440   40,370
    Taichung Commercial Bank Co., Ltd................................ 379,772  146,702
    Taiflex Scientific Co., Ltd......................................  39,000   54,822
    Tainan Enterprises Co., Ltd......................................  18,000   14,185
    Tainan Spinning Co., Ltd.........................................  95,000   34,917
    Taiwan Business Bank............................................. 810,600  341,715
    Taiwan Chinsan Electronic Industrial Co., Ltd....................  13,000   14,763
    Taiwan Cogeneration Corp.........................................  29,000   27,901
    Taiwan Fertilizer Co., Ltd....................................... 122,000  194,186
    Taiwan Fire & Marine Insurance Co., Ltd..........................  16,000   10,795

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Taiwan FU Hsing Industrial Co., Ltd..............................   9,000 $ 12,896
    Taiwan Glass Industry Corp....................................... 153,000   58,300
    Taiwan Hon Chuan Enterprise Co., Ltd.............................  46,000   82,917
    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................  20,000   12,695
*   Taiwan Land Development Corp..................................... 124,000   35,189
    Taiwan Navigation Co., Ltd.......................................  33,000   19,963
    Taiwan PCB Techvest Co., Ltd.....................................  53,000   63,600
    Taiwan Pulp & Paper Corp.........................................  22,000   14,479
    Taiwan Shin Kong Security Co., Ltd...............................  30,000   37,010
    Taiwan Styrene Monomer...........................................  34,000   24,115
    Taiwan Surface Mounting Technology Corp..........................  36,000  117,691
    Taiwan TEA Corp.................................................. 120,000   66,950
    Taiyen Biotech Co., Ltd..........................................  15,000   15,818
    Teco Electric and Machinery Co., Ltd............................. 305,000  270,445
    Test-Rite International Co., Ltd.................................  18,000   12,837
    Thye Ming Industrial Co., Ltd....................................  15,000   15,733
    Ton Yi Industrial Corp........................................... 154,000   61,506
    Tong Yang Industry Co., Ltd......................................  60,000   93,676
    Tong-Tai Machine & Tool Co., Ltd.................................  18,000   10,190
    TOPBI International Holdings, Ltd................................   7,000   23,340
    Topco Scientific Co., Ltd........................................  16,000   50,880
*   TPK Holding Co., Ltd.............................................  55,000  119,660
    Transcend Information, Inc.......................................  32,000   69,482
    Tripod Technology Corp...........................................  57,000  220,295
    TSRC Corp........................................................  73,000   58,183
    Tung Ho Steel Enterprise Corp.................................... 127,000   90,041
    TXC Corp.........................................................  60,000   73,520
    TYC Brother Industrial Co., Ltd..................................  38,000   37,450
*   Tycoons Group Enterprise.........................................  88,000   16,709
    Tyntek Corp......................................................  60,000   29,052
    U-Ming Marine Transport Corp.....................................  71,000   78,690
    Unimicron Technology Corp........................................ 207,000  318,073
*   Union Bank Of Taiwan............................................. 149,800   52,450
    Unitech Printed Circuit Board Corp...............................  41,000   44,588
*   United Renewable Energy Co., Ltd................................. 216,000   58,431
*   Unity Opto Technology Co., Ltd...................................  46,000   10,216
    Universal Cement Corp............................................  19,000   11,733
*   Unizyx Holding Corp..............................................  28,000   18,759
    UPC Technology Corp.............................................. 149,316   50,439
    USI Corp......................................................... 102,000   44,845
    Wah Lee Industrial Corp..........................................  14,000   24,823
    Walsin Lihwa Corp................................................ 405,000  198,061
    Walton Advanced Engineering, Inc.................................  49,000   14,852
    Wan Hai Lines, Ltd............................................... 101,000   60,080
    Weikeng Industrial Co., Ltd......................................  69,946   41,340
    Well Shin Technology Co., Ltd....................................   9,000   14,729
    Weltrend Semiconductor...........................................  18,000   15,407
    Winbond Electronics Corp......................................... 479,000  269,637
    Wisdom Marine Lines Co., Ltd.....................................  56,000   56,247
    Wistron Corp..................................................... 452,000  414,394
    WPG Holdings, Ltd................................................ 243,000  308,059
    WT Microelectronics Co., Ltd.....................................  90,000  102,812
    WUS Printed Circuit Co., Ltd.....................................  31,500   40,186
    Xxentria Technology Materials Corp...............................   7,000   15,722
*   Yang Ming Marine Transport Corp.................................. 204,000   50,758
    YC INOX Co., Ltd.................................................  51,000   43,787
    Yea Shin International Development Co., Ltd......................  36,000   20,015
    Yem Chio Co., Ltd................................................  56,700   21,805
*   Yeong Guan Energy Technology Group Co., Ltd......................  15,000   32,037

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
TAIWAN -- (Continued)
    YFY, Inc.........................................................   172,000 $    67,562
    Yieh Phui Enterprise Co., Ltd....................................   192,780      57,747
    Youngtek Electronics Corp........................................    21,000      28,192
    Yulon Motor Co., Ltd.............................................   167,000     107,400
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................     5,000      11,748
    Yungshin Construction & Development Co., Ltd.....................    11,000      11,991
    Zenitron Corp....................................................    27,000      18,754
    Zhen Ding Technology Holding, Ltd................................    66,000     312,074
    Zig Sheng Industrial Co., Ltd....................................    34,000       9,030
    Zinwell Corp.....................................................    56,000      41,173
    ZongTai Real Estate Development Co., Ltd.........................    27,000      23,808
                                                                                -----------
TOTAL TAIWAN.........................................................            20,703,924
                                                                                -----------
THAILAND -- (3.8%)
    AAPICO Hitech PCL................................................    39,100      19,294
    Advanced Information Technology PCL, Class F.....................    26,600      16,914
    AJ Plast PCL.....................................................    14,600       3,965
    Alucon PCL.......................................................     2,100      11,197
    Amata Corp. PCL..................................................    91,300      74,987
    Ananda Development PCL...........................................   309,500      29,725
    AP Thailand PCL..................................................   293,300      64,109
    Asia Aviation PCL................................................   230,800      19,568
    Asia Plus Group Holdings PCL.....................................   195,300      11,578
    Asia Sermkij Leasing PCL.........................................    24,700      21,268
    Asian Seafoods Coldstorage PCL, Class F..........................    99,800      16,460
    Bangchak Corp. PCL...............................................    95,800      78,366
    Bangkok Airways PCL..............................................    83,900      21,256
    Bangkok Insurance PCL............................................     5,200      53,128
    Bangkok Land PCL................................................. 1,828,300      82,953
    Bangkok Life Assurance PCL.......................................   118,800      73,180
    Banpu PCL........................................................   501,400     192,623
    Cal-Comp Electronics Thailand PCL, Class F.......................   528,800      28,196
    Charoong Thai Wire & Cable PCL, Class F..........................    40,000       6,756
*   CIMB Thai Bank PCL............................................... 1,241,300      24,255
    COL PCL..........................................................    16,300      10,095
    Delta Electronics Thailand PCL...................................    25,700      37,450
    Dhipaya Insurance PCL............................................    56,600      43,675
    Eastern Printing PCL.............................................   112,400      14,145
    Eastern Water Resources Development and Management PCL, Class F..    91,200      36,244
    Esso Thailand PCL................................................   190,000      46,249
    GFPT PCL.........................................................    94,100      43,006
    Global Green Chemicals PCL, Class F..............................    42,800      15,734
    Grande Asset Hotels & Property PCL...............................   201,900       5,349
*   Group Lease PCL..................................................   152,300      26,480
    Haad Thip PCL....................................................    19,500      15,435
    Hana Microelectronics PCL........................................   102,200      86,309
    ICC International PCL............................................     9,300      12,320
    Ichitan Group PCL................................................   161,200      36,036
    Indorama Ventures PCL............................................    45,300      42,007
    IRPC PCL......................................................... 1,479,100     166,549
    Italian-Thai Development PCL.....................................   362,300      19,918
    KCE Electronics PCL..............................................    85,300      41,527
    KGI Securities Thailand PCL......................................   205,600      29,824
    Khon Kaen Sugar Industry PCL.....................................   125,300       8,092
    Kiatnakin Bank PCL...............................................    33,100      71,802
    Lalin Property PCL...............................................    79,100      12,941
    Lam Soon Thailand PCL............................................    66,900       9,793
    Lanna Resources PCL..............................................    63,000      17,630
    LH Financial Group PCL...........................................   591,900      24,699

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
*   Loxley PCL.......................................................   304,700 $ 15,641
    LPN Development PCL..............................................   181,500   28,251
    Maybank Kim Eng Securities Thailand PCL..........................    43,000   11,250
    MBK PCL..........................................................   137,900  103,670
    MC Group PCL.....................................................    58,600   12,809
*   MCOT PCL.........................................................    37,100   13,270
    MCS Steel PCL....................................................    39,600   11,803
    Noble Development PCL............................................    34,200   21,407
    PCS Machine Group Holding PCL....................................    97,700   19,576
    Platinum Group PCL (The), Class F................................   104,400   15,628
    Polyplex Thailand PCL............................................    55,700   25,272
*   Precious Shipping PCL............................................   146,100   40,886
    Property Perfect PCL.............................................   786,100   20,567
    Pruksa Holding PCL...............................................    61,400   32,128
    Quality Houses PCL...............................................   972,600   83,748
*   Regional Container Lines PCL.....................................   141,500   17,808
    Rojana Industrial Park PCL.......................................   217,500   43,579
    Saha Pathanapibul PCL............................................    16,100   31,992
    Saha-Union PCL...................................................    21,500   30,262
    Samart Telcoms PCL...............................................    55,400   15,870
    Sansiri PCL...................................................... 1,743,700   65,833
    SC Asset Corp. PCL...............................................   297,500   22,661
*   SCG Ceramics PCL.................................................   105,700    5,531
    Siam City Cement PCL.............................................    12,989   92,917
    Siam Future Development PCL......................................   205,140   37,706
    Siamgas & Petrochemicals PCL.....................................   137,400   39,589
    Singha Estate PCL................................................   555,700   58,524
    Somboon Advance Technology PCL...................................    53,100   27,785
    SPCG PCL.........................................................    74,000   51,220
    Sri Trang Agro-Industry PCL......................................   111,500   38,404
    Star Petroleum Refining PCL......................................   215,300   63,460
    STP & I PCL......................................................   174,900   34,175
    Supalai PCL......................................................   203,000  108,912
*   Super Energy Corp. PCL........................................... 2,236,200   44,435
    SVI PCL..........................................................   229,100   34,447
    Syntec Construction PCL..........................................   124,600    6,974
*   Tata Steel Thailand PCL..........................................   654,300   10,835
*   Thai Airways International PCL...................................   121,900   29,874
    Thai Central Chemical PCL........................................    34,600   23,834
    Thai Oil PCL.....................................................   112,300  254,762
    Thai Rayon PCL...................................................     1,800    1,811
    Thai Reinsurance PCL.............................................   381,800    7,334
    Thai Stanley Electric PCL........................................     7,600   39,642
    Thai Union Group PCL, Class F....................................   338,700  163,769
    Thai Vegetable Oil PCL...........................................    43,800   37,352
*   Thaicom PCL......................................................   118,200   17,302
    Thaifoods Group PCL..............................................   145,600   18,613
    Thanachart Capital PCL...........................................    55,100   96,715
    Thitikorn PCL....................................................    28,100    8,655
    Thoresen Thai Agencies PCL.......................................   239,200   35,015
    Tipco Asphalt PCL................................................   111,700   78,795
    TIPCO Foods PCL..................................................    67,900   17,090
    Tisco Financial Group PCL........................................    29,100   93,964
    TKS Technologies PCL.............................................    47,500   11,248
    TMB Bank PCL..................................................... 1,861,300   88,765
    TMT Steel PCL....................................................    57,900    7,824
    TPI Polene PCL...................................................   908,800   40,030
    TPI Polene Power PCL.............................................   430,300   64,128
*   U City PCL, Class F..............................................   274,500   17,364

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
THAILAND -- (Continued)
    Unique Engineering & Construction PCL............................  70,300 $     20,488
    Univentures PCL.................................................. 109,300       19,547
    Vanachai Group PCL............................................... 145,200       21,832
    Vinythai PCL.....................................................  48,600       37,663
    Workpoint Entertainment PCL......................................  22,300       14,254
                                                                              ------------
TOTAL THAILAND.......................................................            4,329,582
                                                                              ------------
TURKEY -- (0.8%)
    Aksa Akrilik Kimya Sanayii A.S...................................  13,028       23,385
*   Aksa Enerji Uretim A.S...........................................  34,262       15,815
*   Albaraka Turk Katilim Bankasi A.S................................  43,951        9,367
    Anadolu Cam Sanayii A.S..........................................  36,374       21,313
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................  26,267       88,371
*   Arcelik A.S......................................................  29,780       92,260
    Aygaz A.S........................................................   4,735        9,021
*   Bera Holding A.S.................................................  69,189       33,846
*   Cimsa Cimento Sanayi VE Ticaret A.S..............................   9,985       13,879
#   Dogan Sirketler Grubu Holding A.S................................ 237,501       71,836
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
      Ticaret A.S....................................................  22,452       11,774
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D..... 119,106       44,938
    Kordsa Teknik Tekstil A.S........................................  16,385       33,562
*   Koza Anadolu Metal Madencilik Isletmeleri A.S....................  23,854       36,450
    Nuh Cimento Sanayi A.S...........................................   7,715       13,099
*   Pegasus Hava Tasimaciligi A.S....................................   4,553       52,577
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S...............  18,664       12,043
*   Sekerbank Turk AS................................................  54,024        9,535
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  15,820       16,129
    Soda Sanayii A.S.................................................  31,835       30,503
    TAV Havalimanlari Holding A.S....................................   9,215       42,010
    Trakya Cam Sanayii A.S...........................................  57,318       29,436
*   Turkiye Halk Bankasi A.S.........................................  91,284       83,604
*   Turkiye Sinai Kalkinma Bankasi A.S............................... 242,256       38,114
    Turkiye Sise ve Cam Fabrikalari A.S..............................  42,128       31,979
*   Turkiye Vakiflar Bankasi TAO, Class D............................  71,652       54,339
*   Vestel Elektronik Sanayi ve Ticaret A.S..........................  15,167       27,013
*   Zorlu Enerji Elektrik Uretim A.S.................................  86,061       17,906
                                                                              ------------
TOTAL TURKEY.........................................................              964,104
                                                                              ------------
TOTAL COMMON STOCKS..................................................          111,693,225
                                                                              ------------
PREFERRED STOCKS -- (1.1%)
BRAZIL -- (1.1%)
    Banco ABC Brasil S.A.............................................  14,860       66,843
    Banco do Estado do Rio Grande do Sul SA, Class B.................  37,000      206,289
    Banco Pan SA.....................................................  16,600       37,501
    Cia Brasileira de Distribuicao...................................  11,367      235,219
    Cia Ferro Ligas da Bahia--FERBASA................................   9,800       44,327
    Gerdau SA........................................................  82,300      275,599
    Marcopolo SA.....................................................  90,694       82,089
    Randon SA Implementos e Participacoes............................  34,900       90,067
    Unipar Carbocloro SA.............................................   7,593       54,924
    Usinas Siderurgicas de Minas Gerais SA, Class A..................  64,200      116,218
                                                                              ------------
TOTAL BRAZIL.........................................................            1,209,076
                                                                              ------------
COLOMBIA -- (0.0%)
    Avianca Holdings SA..............................................  68,868       38,101
                                                                              ------------
TOTAL PREFERRED STOCKS...............................................            1,247,177
                                                                              ------------

EMERGING MARKETS TARGETED VALUE PORTFOLIO
CONTINUED


                                                                         SHARES     VALUE>>
                                                                        --------- ------------
RIGHTS/WARRANTS -- (0.0%)
TAIWAN -- (0.0%)
*     Sigurd Microelectronics Corp. Rights 11/12/19....................     1,727 $        604
                                                                                  ------------
THAILAND -- (0.0%)
*     Property Perfect Rights 09/30/19.................................    98,263            0
*     TMB Bank PCL Rights 11/26/19..................................... 1,288,513        1,707
                                                                                  ------------
TOTAL THAILAND.........................................................                  1,707
                                                                                  ------------
TOTAL RIGHTS/WARRANTS..................................................                  2,311
                                                                                  ------------
TOTAL INVESTMENT SECURITIES
  (Cost $113,162,913)................................................              112,942,713
                                                                                  ------------

                                                                                    VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (0.6%)
@(S)  The DFA Short Term Investment Fund...............................    56,948      658,951
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $113,821,807)..................................................           $113,601,664
                                                                                  ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- ------------
Common Stocks
   Brazil.................................... $ 9,866,067          --   --    $  9,866,067
   Chile.....................................          -- $   760,344   --         760,344
   China.....................................   1,614,511  18,939,569   --      20,554,080
   Colombia..................................     481,171          --   --         481,171
   Greece....................................          --     505,523   --         505,523
   India.....................................      92,362  14,174,082   --      14,266,444
   Indonesia.................................          --   3,120,644   --       3,120,644
   Malaysia..................................          --   3,571,541   --       3,571,541
   Mexico....................................   3,510,922          --   --       3,510,922
   Philippines...............................          --   1,563,750   --       1,563,750
   Poland....................................          --   1,321,525   --       1,321,525
   Russia....................................     868,104     123,573   --         991,677
   South Africa..............................   1,115,450   6,945,506   --       8,060,956
   South Korea...............................      35,016  17,085,955   --      17,120,971
   Taiwan....................................          --  20,703,924   --      20,703,924
   Thailand..................................   4,329,582          --   --       4,329,582
   Turkey....................................          --     964,104   --         964,104
Preferred Stocks
   Brazil....................................   1,209,076          --   --       1,209,076
   Colombia..................................      38,101          --   --          38,101
Rights/Warrants
   Taiwan....................................          --         604   --             604
   Thailand..................................          --       1,707   --           1,707
Securities Lending Collateral................          --     658,951   --         658,951
                                              ----------- -----------   --    ------------
TOTAL........................................ $23,160,362 $90,441,302   --    $113,601,664
                                              =========== ===========   ==    ============

                See accompanying Notes to Financial Statements.

                        THE U.S. LARGE CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                         SHARES       VALUE+
                                                                       ---------- --------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (12.0%)
*    Altice USA, Inc., Class A........................................    584,995 $   18,105,595
     AT&T, Inc........................................................ 33,969,452  1,307,484,208
     CBS Corp., Class B...............................................     46,200      1,665,048
#    CenturyLink, Inc.................................................  7,391,428     95,645,078
*    Charter Communications, Inc., Class A............................    940,732    440,130,874
     Comcast Corp., Class A........................................... 21,970,229    984,705,664
# *  Discovery, Inc., Class A.........................................  1,025,284     27,636,530
*    Discovery, Inc., Class C.........................................  1,502,102     37,913,054
*    DISH Network Corp., Class A......................................    589,358     20,262,128
     Fox Corp., Class A...............................................    316,800     10,150,272
*    Fox Corp., Class B...............................................    124,736      3,896,753
# *  GCI Liberty, Inc., Class A.......................................     59,566      4,168,429
     Interpublic Group of Cos., Inc. (The)............................    601,891     13,091,129
*    Liberty Broadband Corp., Class A.................................     27,366      3,228,914
*    Liberty Broadband Corp., Class C.................................    180,560     21,318,719
# *  Liberty Media Corp.-Liberty Formula One, Class A.................     39,281      1,588,131
*    Liberty Media Corp.-Liberty Formula One, Class C.................     78,562      3,338,885
*    Liberty Media Corp.-Liberty SiriusXM, Class A....................    157,126      7,056,529
*    Liberty Media Corp.-Liberty SiriusXM, Class C....................    314,252     14,201,048
*    Madison Square Garden Co. (The), Class A.........................     12,058      3,218,521
     News Corp., Class A..............................................    527,829      7,236,536
     News Corp., Class B..............................................     64,856        915,767
# *  Sprint Corp......................................................  2,014,058     12,507,300
*    T-Mobile US, Inc.................................................  1,093,947     90,425,659
#    Viacom, Inc., Class A............................................      4,879        116,559
     Viacom, Inc., Class B............................................  1,876,508     40,457,512
     Walt Disney Co. (The)............................................  3,453,204    448,640,264
                                                                                  --------------
TOTAL COMMUNICATION SERVICES..........................................             3,619,105,106
                                                                                  --------------
CONSUMER DISCRETIONARY -- (6.7%)
     Advance Auto Parts, Inc..........................................    260,621     42,345,700
     Aramark..........................................................    991,310     43,379,726
#    Autoliv, Inc.....................................................    418,017     32,538,443
     BorgWarner, Inc..................................................  1,108,515     46,202,905
# *  Caesars Entertainment Corp.......................................    154,842      1,901,460
*    Capri Holdings, Ltd..............................................     24,034        746,736
# *  CarMax, Inc......................................................    262,735     24,479,020
     Carnival Corp....................................................  1,353,266     58,041,579
*    Dollar Tree, Inc.................................................    407,456     44,983,142
     DR Horton, Inc...................................................  3,053,585    159,916,246
#    Foot Locker, Inc.................................................     82,279      3,579,959
     Ford Motor Co.................................................... 16,051,999    137,886,671
#    Gap, Inc. (The)..................................................    942,706     15,328,400
     Garmin, Ltd......................................................    539,936     50,619,000
     General Motors Co................................................  6,055,833    225,034,754
     Gentex Corp......................................................  1,387,044     38,906,584
#    Harley-Davidson, Inc.............................................    509,141     19,810,676
#    Hyatt Hotels Corp., Class A......................................    139,548     10,429,817
     Kohl's Corp......................................................  1,636,864     83,905,649
     Lear Corp........................................................    355,345     41,848,981
     Lennar Corp., Class A............................................    976,115     58,176,454
     Lennar Corp., Class B............................................     37,985      1,786,055
*    LKQ Corp.........................................................  1,651,942     56,149,509
#    Macy's, Inc......................................................    108,603      1,646,421
     MGM Resorts International........................................  2,471,336     70,433,076

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                                         SHARES       VALUE+
                                                                       ---------- --------------
CONSUMER DISCRETIONARY -- (Continued)
*    Mohawk Industries, Inc...........................................    582,542 $   83,524,872
     Newell Brands, Inc...............................................    686,895     13,030,398
*    Norwegian Cruise Line Holdings, Ltd..............................  1,521,501     77,231,391
     PulteGroup, Inc..................................................  2,391,049     93,824,763
     PVH Corp.........................................................    453,566     39,532,813
*    Qurate Retail, Inc., Class A.....................................  1,514,172     14,445,201
     Ralph Lauren Corp................................................    326,288     31,343,225
     Royal Caribbean Cruises, Ltd.....................................  1,212,750    131,983,582
*    Skechers U.S.A., Inc., Class A...................................     31,900      1,192,103
     Tapestry, Inc....................................................    434,510     11,236,429
     Target Corp......................................................  1,473,116    157,490,831
#    Tiffany & Co.....................................................     56,092      6,984,015
     Toll Brothers, Inc...............................................    212,428      8,448,262
# *  Veoneer, Inc.....................................................    295,951      4,711,540
#    Whirlpool Corp...................................................    493,880     75,129,026
                                                                                  --------------
TOTAL CONSUMER DISCRETIONARY..........................................             2,020,185,414
                                                                                  --------------
CONSUMER STAPLES -- (4.8%)
     Archer-Daniels-Midland Co........................................  1,090,428     45,841,593
     Bunge, Ltd.......................................................    587,605     31,730,670
     Conagra Brands, Inc..............................................    406,040     10,983,382
     Constellation Brands, Inc., Class A..............................    213,898     40,711,206
#    Coty, Inc., Class A..............................................    428,541      5,009,644
     Ingredion, Inc...................................................    246,558     19,478,082
     JM Smucker Co. (The).............................................    872,710     92,227,993
     Kraft Heinz Co. (The)............................................    974,551     31,507,234
     Kroger Co. (The).................................................  2,545,010     62,709,046
#    Molson Coors Brewing Co., Class B................................    659,891     34,789,454
     Mondelez International, Inc., Class A............................  3,530,822    185,191,614
*    Pilgrim's Pride Corp.............................................      6,211        188,566
*    Post Holdings, Inc...............................................    411,384     42,331,414
     Seaboard Corp....................................................         13         54,848
     Spectrum Brands Holdings, Inc....................................      7,603        381,747
     Tyson Foods, Inc., Class A.......................................  1,750,467    144,921,163
*    US Foods Holding Corp............................................  1,067,900     42,363,593
     Walgreens Boots Alliance, Inc....................................  3,401,321    186,324,364
     Walmart, Inc.....................................................  3,918,069    459,432,771
                                                                                  --------------
TOTAL CONSUMER STAPLES................................................             1,436,178,384
                                                                                  --------------
ENERGY -- (12.1%)
#    Apache Corp......................................................  2,420,600     52,430,196
     Baker Hughes Co..................................................    820,593     17,560,690
     Chevron Corp.....................................................  8,424,414    978,411,442
     Cimarex Energy Co................................................     11,916        503,094
     Concho Resources, Inc............................................    769,257     51,940,233
     ConocoPhillips...................................................  5,133,675    283,378,860
     Devon Energy Corp................................................  1,796,255     36,428,051
     Diamondback Energy, Inc..........................................    521,040     44,684,390
     EOG Resources, Inc...............................................    101,477      7,033,371
     Exxon Mobil Corp................................................. 13,344,776    901,706,514
#    Helmerich & Payne, Inc...........................................     20,914        784,275
#    Hess Corp........................................................    966,730     63,562,497
     HollyFrontier Corp...............................................  1,384,206     76,048,278
     Kinder Morgan, Inc...............................................  4,919,231     98,286,235
     Marathon Oil Corp................................................  6,031,073     69,538,272
     Marathon Petroleum Corp..........................................  3,109,699    198,865,251
     National Oilwell Varco, Inc......................................  1,225,519     27,721,240
     Noble Energy, Inc................................................  2,942,820     56,678,713

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                                         SHARES       VALUE+
                                                                       ---------- --------------
ENERGY -- (Continued)
     Occidental Petroleum Corp........................................  3,385,945 $  137,130,772
     Parsley Energy, Inc., Class A....................................     89,221      1,410,584
     Phillips 66......................................................  1,185,191    138,454,013
     Pioneer Natural Resources Co.....................................    372,180     45,785,584
     Schlumberger, Ltd................................................  1,658,862     54,228,199
#    Targa Resources Corp.............................................    921,528     35,829,009
     TechnipFMC P.L.C.................................................  1,440,051     28,412,206
# *  Transocean, Ltd..................................................    586,439      2,785,585
     Valero Energy Corp...............................................  2,446,279    237,240,137
*    WPX Energy, Inc..................................................      3,215         32,086
                                                                                  --------------
TOTAL ENERGY..........................................................             3,646,869,777
                                                                                  --------------
FINANCIALS -- (23.2%)
     Aflac, Inc.......................................................  2,296,128    122,062,165
*    Alleghany Corp...................................................     33,873     26,363,017
     Allstate Corp. (The).............................................    958,107    101,961,747
     Ally Financial, Inc..............................................  3,013,089     92,290,916
     American Financial Group, Inc....................................    352,608     36,685,336
     American International Group, Inc................................  1,399,338     74,108,941
*    Arch Capital Group, Ltd..........................................    522,976     21,839,478
     Assurant, Inc....................................................    226,026     28,495,098
*    Athene Holding, Ltd., Class A....................................    122,622      5,315,664
     AXA Equitable Holdings, Inc......................................      1,600         34,560
     Axis Capital Holdings, Ltd.......................................    110,882      6,589,717
     Bank of America Corp............................................. 22,040,613    689,210,000
     Bank of New York Mellon Corp. (The)..............................  3,657,167    170,972,557
#    BB&T Corp........................................................  2,089,291    110,836,888
*    Berkshire Hathaway, Inc., Class B................................  2,984,980    634,547,048
#    BOK Financial Corp...............................................      6,114        471,695
     Capital One Financial Corp.......................................  2,121,634    197,842,371
     Chubb, Ltd.......................................................    590,560     90,013,155
     CIT Group, Inc...................................................     65,813      2,822,720
     Citigroup, Inc...................................................  7,149,102    513,734,470
     Citizens Financial Group, Inc....................................    912,076     32,068,592
     CNA Financial Corp...............................................    188,355      8,445,838
     Comerica, Inc....................................................    140,757      9,208,323
     E*TRADE Financial Corp...........................................     64,016      2,675,229
     East West Bancorp, Inc...........................................    105,524      4,529,090
     Everest Re Group, Ltd............................................    128,591     33,059,460
     Fifth Third Bancorp..............................................  4,857,785    141,264,388
#    Franklin Resources, Inc..........................................     47,772      1,316,119
     Goldman Sachs Group, Inc. (The)..................................  1,393,141    297,268,427
     Hartford Financial Services Group, Inc. (The)....................  2,308,918    131,793,039
     Huntington Bancshares, Inc.......................................  6,621,934     93,567,927
#    Invesco, Ltd.....................................................    920,299     15,479,429
     Jefferies Financial Group, Inc...................................    303,442      5,665,262
     JPMorgan Chase & Co..............................................  7,660,148    956,905,688
     KeyCorp..........................................................  4,153,962     74,646,697
     Lincoln National Corp............................................    796,355     44,978,130
     Loews Corp.......................................................  1,174,023     57,527,127
     M&T Bank Corp....................................................    147,509     23,089,584
*    Markel Corp......................................................        240        281,040
     MetLife, Inc.....................................................  1,663,754     77,847,050
     Morgan Stanley...................................................  4,980,221    229,339,177
#    New York Community Bancorp, Inc..................................    922,610     10,748,407
     Old Republic International Corp..................................    816,263     18,235,315
     PacWest Bancorp..................................................    150,183      5,555,269
#    People's United Financial, Inc...................................    396,896      6,417,808
     PNC Financial Services Group, Inc. (The).........................  1,313,525    192,694,118

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                                         SHARES       VALUE+
                                                                       ---------- --------------
FINANCIALS -- (Continued)
     Principal Financial Group, Inc...................................  1,705,517 $   91,040,497
#    Prosperity Bancshares, Inc.......................................     47,592      3,284,800
     Prudential Financial, Inc........................................    751,138     68,458,717
     Regions Financial Corp...........................................  6,240,662    100,474,658
     Reinsurance Group of America, Inc................................    239,920     38,979,802
     RenaissanceRe Holdings, Ltd......................................    112,797     21,113,342
     Santander Consumer USA Holdings, Inc.............................    811,033     20,340,708
     Signature Bank...................................................        400         47,328
     State Street Corp................................................    412,299     27,240,595
     SunTrust Banks, Inc..............................................  1,285,995     87,884,898
     Synchrony Financial..............................................  1,129,706     39,957,701
     Synovus Financial Corp...........................................    261,271      8,849,249
     TCF Financial Corp...............................................    136,600      5,407,994
     Travelers Cos., Inc. (The).......................................  1,165,331    152,728,281
     Unum Group.......................................................    831,133     22,889,403
     Voya Financial, Inc..............................................    184,436      9,952,167
     Wells Fargo & Co................................................. 16,157,084    834,190,247
     WR Berkley Corp..................................................    418,566     29,257,763
#    Zions Bancorp NA.................................................    923,809     44,777,022
                                                                                  --------------
TOTAL FINANCIALS......................................................             7,007,679,248
                                                                                  --------------
HEALTH CARE -- (14.2%)
     Abbott Laboratories..............................................  1,462,722    122,298,186
*    Alexion Pharmaceuticals, Inc.....................................     28,582      3,012,543
     Allergan P.L.C...................................................    496,938     87,515,751
     Anthem, Inc......................................................  1,376,563    370,405,572
     Becton Dickinson and Co..........................................     71,096     18,200,576
*    Biogen, Inc......................................................    111,156     33,203,409
*    Bio-Rad Laboratories, Inc., Class A..............................     21,944      7,277,069
     Cardinal Health, Inc.............................................  1,267,954     62,700,325
# *  Centene Corp.....................................................  1,548,926     82,216,992
*    Cigna Corp.......................................................  1,498,160    267,361,634
     CVS Health Corp..................................................  5,447,574    361,664,438
     Danaher Corp.....................................................  1,690,202    232,943,640
# *  DaVita, Inc......................................................  1,134,770     66,497,522
     DENTSPLY SIRONA, Inc.............................................    220,294     12,067,705
# *  Elanco Animal Health, Inc........................................     76,665      2,071,488
# *  Henry Schein, Inc................................................    186,248     11,656,331
     Humana, Inc......................................................    529,635    155,818,617
*    IQVIA Holdings, Inc..............................................    340,428     49,164,612
*    Jazz Pharmaceuticals P.L.C.......................................    216,273     27,170,377
*    Laboratory Corp. of America Holdings.............................    759,892    125,207,405
     McKesson Corp....................................................    681,683     90,663,839
     Medtronic P.L.C..................................................  4,359,974    474,801,169
*    Mylan NV.........................................................  3,245,750     62,156,112
     PerkinElmer, Inc.................................................    110,802      9,524,540
     Perrigo Co. P.L.C................................................    386,545     20,494,616
     Pfizer, Inc...................................................... 24,583,746    943,278,334
     Quest Diagnostics, Inc...........................................    959,708     97,170,435
     STERIS P.L.C.....................................................    209,661     29,681,708
*    Syneos Health, Inc...............................................     13,705        687,306
     Thermo Fisher Scientific, Inc....................................  1,073,774    324,258,273
*    United Therapeutics Corp.........................................     39,888      3,583,538
     Universal Health Services, Inc., Class B.........................    542,770     74,609,164
*    WellCare Health Plans, Inc.......................................     37,753     11,197,540
     Zimmer Biomet Holdings, Inc......................................    322,650     44,599,909
                                                                                  --------------
TOTAL HEALTH CARE.....................................................             4,285,160,675
                                                                                  --------------

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                                        SHARES       VALUE+
                                                                       --------- --------------
INDUSTRIALS -- (10.6%)
     Acuity Brands, Inc...............................................    24,065 $    3,003,071
*    AECOM............................................................   520,350     20,819,204
     AGCO Corp........................................................   438,069     33,595,512
     Alaska Air Group, Inc............................................   643,400     44,671,262
     AMERCO...........................................................    84,734     34,320,659
     Arconic, Inc..................................................... 2,019,433     55,473,825
     Arcosa, Inc......................................................    81,906      3,146,009
     Carlisle Cos., Inc...............................................   360,870     54,949,675
     Cummins, Inc.....................................................   400,577     69,091,521
     Delta Air Lines, Inc............................................. 2,950,569    162,517,341
     Dover Corp.......................................................   485,505     50,439,114
     Eaton Corp. P.L.C................................................ 1,816,899    158,270,072
     FedEx Corp....................................................... 1,023,792    156,292,087
     Fluor Corp.......................................................       363          5,848
     Fortive Corp.....................................................     1,646        113,574
     Fortune Brands Home & Security, Inc..............................   523,155     31,415,458
# *  Gardner Denver Holdings, Inc.....................................    81,351      2,589,402
     General Electric Co.............................................. 9,293,605     92,750,178
*    Genesee & Wyoming, Inc., Class A.................................    58,287      6,471,606
     Hubbell, Inc.....................................................    27,996      3,967,033
     Ingersoll-Rand P.L.C.............................................   830,409    105,370,598
     Jacobs Engineering Group, Inc....................................   415,660     38,897,463
*    JetBlue Airways Corp............................................. 2,227,456     42,989,901
     Johnson Controls International P.L.C............................. 2,804,749    121,529,774
     Kansas City Southern.............................................   681,598     95,955,366
     L3Harris Technologies, Inc.......................................   438,763     90,521,195
     ManpowerGroup, Inc...............................................   395,462     35,955,405
     Nielsen Holdings P.L.C........................................... 1,415,182     28,530,069
     Norfolk Southern Corp............................................ 1,385,379    252,138,978
     nVent Electric P.L.C.............................................   369,406      8,518,502
     Oshkosh Corp.....................................................   362,340     30,936,589
     Owens Corning....................................................   810,816     49,686,804
     PACCAR, Inc......................................................   769,837     58,553,802
     Pentair P.L.C.................................................... 1,025,620     42,532,461
     Quanta Services, Inc.............................................   653,713     27,488,632
     Republic Services, Inc........................................... 1,904,674    166,678,022
*    Sensata Technologies Holding P.L.C...............................   638,184     32,668,639
#    Snap-on, Inc.....................................................   315,643     51,345,647
     Southwest Airlines Co............................................ 1,400,836     78,628,925
     Stanley Black & Decker, Inc...................................... 1,031,996    156,171,955
     Textron, Inc..................................................... 1,940,539     89,439,443
*    United Airlines Holdings, Inc.................................... 1,825,283    165,808,708
*    United Rentals, Inc..............................................   223,950     29,913,001
     United Technologies Corp......................................... 2,227,609    319,840,100
#    Wabtec Corp......................................................   304,785     21,142,935
# *  XPO Logistics, Inc...............................................   847,283     64,732,421
                                                                                 --------------
TOTAL INDUSTRIALS.....................................................            3,189,877,786
                                                                                 --------------
INFORMATION TECHNOLOGY -- (9.8%)
*    Akamai Technologies, Inc.........................................    37,876      3,276,274
     Amdocs, Ltd......................................................   707,865     46,152,798
     Analog Devices, Inc..............................................   609,183     64,957,183
*    Arrow Electronics, Inc...........................................   552,900     43,833,912
     Avnet, Inc.......................................................   182,124      7,204,825
     Broadcom, Inc....................................................    36,815     10,781,273
*    Cerence Inc......................................................       658         10,199
*    Ciena Corp.......................................................    75,200      2,791,424
     Cisco Systems, Inc...............................................         1             48
     Cognizant Technology Solutions Corp., Class A....................   153,816      9,373,547

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                                         SHARES       VALUE+
                                                                       ---------- --------------
INFORMATION TECHNOLOGY -- (Continued)
     Corning, Inc.....................................................  3,764,880 $  111,553,394
     Cypress Semiconductor Corp.......................................     93,842      2,183,703
*    Dell Technologies, Inc., Class C.................................    226,346     11,971,440
     Dolby Laboratories, Inc., Class A................................     16,857      1,084,411
     DXC Technology Co................................................  1,347,255     37,278,546
     Fidelity National Information Services, Inc......................  1,545,803    203,675,003
*    Fiserv, Inc......................................................    293,749     31,178,519
*    Flex, Ltd........................................................  1,392,460     16,361,405
     Global Payments, Inc.............................................    157,082     26,575,133
     Hewlett Packard Enterprise Co....................................  8,049,570    132,093,444
     HP, Inc..........................................................  9,619,949    167,098,514
     Intel Corp....................................................... 22,465,295  1,269,963,126
# *  IPG Photonics Corp...............................................      1,434        192,558
     Jabil, Inc.......................................................    219,735      8,090,643
     Juniper Networks, Inc............................................  1,355,970     33,655,175
     Lam Research Corp................................................     71,254     19,312,684
     Leidos Holdings, Inc.............................................    739,121     63,734,404
#    Marvell Technology Group, Ltd....................................  1,053,978     25,706,523
*    Micron Technology, Inc...........................................  5,266,057    250,401,010
*    Nuance Communications, Inc.......................................      5,268         85,974
*    ON Semiconductor Corp............................................  1,982,115     40,435,146
*    Qorvo, Inc.......................................................    509,020     41,159,357
     Skyworks Solutions, Inc..........................................    302,382     27,534,905
     SS&C Technologies Holdings, Inc..................................    177,841      9,249,510
     SYNNEX Corp......................................................     30,166      3,551,745
     TE Connectivity, Ltd.............................................    991,804     88,766,458
     Western Digital Corp.............................................  1,392,000     71,896,800
*    Xerox Holdings Corp..............................................  1,739,519     59,021,880
                                                                                  --------------
TOTAL INFORMATION TECHNOLOGY..........................................             2,942,192,893
                                                                                  --------------
MATERIALS -- (4.6%)
     Air Products & Chemicals, Inc....................................    389,905     83,151,140
#    Albemarle Corp...................................................    584,580     35,507,389
*    Amcor P.L.C......................................................     14,097        134,203
     Ashland Global Holdings, Inc.....................................    217,336     16,815,286
     Ball Corp........................................................    481,524     33,692,234
     CF Industries Holdings, Inc......................................  1,284,847     58,267,812
*    Corteva, Inc.....................................................  1,044,893     27,564,277
*    Dow, Inc.........................................................  1,197,177     60,445,467
     DuPont de Nemours, Inc...........................................  1,044,893     68,868,898
     Eastman Chemical Co..............................................  1,058,943     80,522,026
     Freeport-McMoRan, Inc............................................  7,074,669     69,473,250
     Huntsman Corp....................................................    494,288     10,938,593
#    International Flavors & Fragrances, Inc..........................     36,015      4,394,190
     International Paper Co...........................................  2,075,616     90,662,907
     Linde P.L.C......................................................    427,622     84,818,824
     LyondellBasell Industries NV, Class A............................    567,935     50,943,770
     Martin Marietta Materials, Inc...................................    262,581     68,772,590
     Mosaic Co. (The).................................................  1,232,432     24,500,748
     Newmont Goldcorp Corp............................................  2,243,786     89,145,618
     Nucor Corp.......................................................  2,517,086    135,545,081
#    Packaging Corp. of America.......................................    104,846     11,476,443
     Reliance Steel & Aluminum Co.....................................    456,094     52,925,148
#    Royal Gold, Inc..................................................    121,993     14,082,872
     Sonoco Products Co...............................................    172,782      9,969,521
     Steel Dynamics, Inc..............................................  1,698,064     51,553,223
     Valvoline, Inc...................................................  1,033,732     22,059,841
     Vulcan Materials Co..............................................    517,644     73,955,798
#    Westlake Chemical Corp...........................................    371,564     23,479,129

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                                       SHARES        VALUE+
                                                                     ----------- ---------------
MATERIALS -- (Continued)
       WestRock Co..................................................   1,082,194 $    40,441,590
                                                                                 ---------------
TOTAL MATERIALS.....................................................               1,394,107,868
                                                                                 ---------------
REAL ESTATE -- (0.3%)
*      CBRE Group, Inc., Class A....................................     741,284      39,695,758
# *    Howard Hughes Corp. (The)....................................       4,513         504,644
       Jones Lang LaSalle, Inc......................................     309,764      45,386,621
                                                                                 ---------------
TOTAL REAL ESTATE...................................................                  85,587,023
                                                                                 ---------------
UTILITIES -- (0.3%)
       MDU Resources Group, Inc.....................................     248,941       7,191,906
       NRG Energy, Inc..............................................   1,445,428      57,990,571
       Vistra Energy Corp...........................................   1,084,247      29,307,196
                                                                                 ---------------
TOTAL UTILITIES.....................................................                  94,489,673
                                                                                 ---------------
TOTAL COMMON STOCKS.................................................              29,721,433,847
                                                                                 ---------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
       State Street Institutional U.S. Government Money Market Fund
        1.752%...................................................... 166,338,555     166,338,555
                                                                                 ---------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@ (S)  The DFA Short Term Investment Fund...........................  22,114,935     255,891,910
                                                                                 ---------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $22,145,430,170)............................................              $30,143,664,312
                                                                                 ===============

P.L.C.Public Limited Company
+     See Note B to Financial Statements.
*     Non-Income Producing Securities.
#     Total or Partial Securities on Loan.
@     Security purchased with cash proceeds from Securities on Loan.
(S)   Affiliated Fund.

As of October 31, 2019, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

                                                                                     UNREALIZED
                                    NUMBER OF EXPIRATION   NOTIONAL      MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE       VALUE        VALUE     (DEPRECIATION)
-----------                         --------- ---------- ------------ ------------ --------------
LONG POSITION CONTRACTS:
S&P 500(R)/ /Emini Index...........    985     12/20/19  $148,128,680 $149,513,150   $1,384,470
                                                         ------------ ------------   ----------
TOTAL FUTURES CONTRACTS............                      $148,128,680 $149,513,150   $1,384,470
                                                         ============ ============   ==========

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------------
                                                  LEVEL 1     LEVEL 2 LEVEL 3      TOTAL
                                              --------------- ------- ------- ---------------
Common Stocks
   Communication Services.................... $ 3,619,105,106   --      --    $ 3,619,105,106
   Consumer Discretionary....................   2,020,185,414   --      --      2,020,185,414
   Consumer Staples..........................   1,436,178,384   --      --      1,436,178,384
   Energy....................................   3,646,869,777   --      --      3,646,869,777
   Financials................................   7,007,679,248   --      --      7,007,679,248

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                  LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                              --------------- ------------ ------- ---------------
   Health Care............................... $ 4,285,160,675           --   --    $ 4,285,160,675
   Industrials...............................   3,189,877,786           --   --      3,189,877,786
   Information Technology....................   2,942,192,893           --   --      2,942,192,893
   Materials.................................   1,394,107,868           --   --      1,394,107,868
   Real Estate...............................      85,587,023           --   --         85,587,023
   Utilities.................................      94,489,673           --   --         94,489,673
Temporary Cash Investments...................     166,338,555           --   --        166,338,555
Securities Lending Collateral................              -- $255,891,910   --        255,891,910
Futures Contracts**..........................       1,384,470           --   --          1,384,470
                                              --------------- ------------   --    ---------------
TOTAL........................................ $29,889,156,872 $255,891,910   --    $30,145,048,782
                                              =============== ============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES    VALUE>>
                                                                       --------- ----------
COMMON STOCKS -- (97.6%)
COMMUNICATION SERVICES -- (2.6%)
     Adways, Inc......................................................    18,400 $   51,478
#    Aeria, Inc.......................................................    15,800    147,999
#    Akatsuki, Inc....................................................    30,200  1,683,013
# *  ALBERT, Inc......................................................     2,000    165,176
# *  AlphaPolis Co., Ltd..............................................    13,800    265,923
     AOI TYO Holdings, Inc............................................   166,231    989,051
     Asahi Broadcasting Group Holdings Corp...........................    72,200    495,229
     Asahi Net, Inc...................................................   102,300    633,335
     Ateam, Inc.......................................................    94,800    925,761
*    Atrae, Inc.......................................................    41,000  1,207,803
     Avex, Inc........................................................   286,800  3,489,171
# *  Bengo4.com, Inc..................................................    36,300  1,680,716
*    Broadmedia Corp..................................................    39,100     29,004
     Broccoli Co., Ltd................................................     5,300     62,905
# *  CareerIndex, Inc.................................................    25,100    106,936
#    Ceres, Inc.......................................................    24,900    288,958
*    COOKPAD, Inc.....................................................   228,500    687,837
#    Dip Corp.........................................................   253,900  6,891,938
*    Drecom Co., Ltd..................................................     4,700     32,343
# *  eBook Initiative Japan Co., Ltd..................................    11,700    184,543
#    Extreme Co., Ltd.................................................    17,300    319,290
     F@N Communications, Inc..........................................   371,200  1,792,304
     Faith, Inc.......................................................    60,910    438,637
#    Freebit Co., Ltd.................................................    69,000    553,406
     Full Speed, Inc..................................................    41,900    189,222
     Gakken Holdings Co., Ltd.........................................    38,900  2,133,280
     Gree, Inc........................................................   982,000  4,662,546
     Gurunavi, Inc....................................................   219,500  1,929,036
     Imagica Group, Inc...............................................   118,100    616,410
     Intage Holdings, Inc.............................................   263,400  2,346,443
     Internet Initiative Japan, Inc...................................   194,900  4,621,457
     ITmedia, Inc.....................................................    20,400    135,655
# *  Itokuro, Inc.....................................................    55,700    915,962
# *  Kadokawa Dwango..................................................   449,516  6,425,410
#    Kamakura Shinsho, Ltd............................................    61,100    840,122
# *  KLab, Inc........................................................   141,900  1,262,790
*    LIFULL Co., Ltd..................................................   462,800  2,812,749
     Macromill, Inc...................................................   261,900  2,332,595
     MarkLines Co., Ltd...............................................    70,900  1,387,825
     Marvelous, Inc...................................................   255,000  1,799,782
#    Members Co., Ltd.................................................    45,500    808,082
     Mixi, Inc........................................................   219,400  4,239,671
*    Mobile Factory, Inc..............................................    24,600    321,758
     MTI, Ltd.........................................................   192,600  1,249,225
# *  Mynet, Inc.......................................................    17,800     91,614
     Okinawa Cellular Telephone Co....................................    86,400  2,952,726
# *  PR Times, Inc....................................................       600     14,413
     Proto Corp.......................................................   183,600  1,986,800
# *  Shobunsha Publications, Inc......................................   252,700    950,959
     SKY Perfect JSAT Holdings, Inc................................... 1,132,900  4,678,874
#    SoldOut, Inc.....................................................     6,300     81,945
# *  Synchro Food Co., Ltd............................................    47,900    219,171
     Toei Animation Co., Ltd..........................................    54,100  2,523,831
     Toei Co., Ltd....................................................    26,000  3,600,326
     Tohokushinsha Film Corp..........................................    90,500    541,349
#    Tow Co., Ltd.....................................................   138,400    986,930

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES    VALUE>>
                                                                       ------- ------------
COMMUNICATION SERVICES -- (Continued)
     TV Asahi Holdings Corp...........................................   3,500 $     54,666
     Tv Tokyo Holdings Corp........................................... 103,500    2,154,492
#    Usen-Next Holdings Co., Ltd......................................  97,100      923,654
     ValueCommerce Co., Ltd........................................... 113,500    1,746,226
# *  V-Cube, Inc...................................................... 112,200      467,793
*    Vector, Inc...................................................... 206,200    1,938,765
*    Vision, Inc...................................................... 128,400    1,883,010
     Wowow, Inc.......................................................  45,800    1,101,619
# *  Zappallas, Inc...................................................  55,900      211,039
#    Zenrin Co., Ltd.................................................. 287,150    5,200,440
     ZIGExN Co., Ltd.................................................. 445,600    2,389,351
                                                                               ------------
TOTAL COMMUNICATION SERVICES..........................................          100,852,769
                                                                               ------------
CONSUMER DISCRETIONARY -- (18.0%)
     Adastria Co., Ltd................................................ 156,440    3,847,633
#    Adventure, Inc...................................................   8,800      225,075
     Aeon Fantasy Co., Ltd............................................  65,032    1,770,789
*    AGORA Hospitality Group Co., Ltd................................. 341,200      107,140
     Ahresty Corp..................................................... 158,000      802,379
     Aigan Co., Ltd...................................................  86,100      204,565
     Ainavo Holdings Co., Ltd.........................................   5,600       49,124
     Aisan Industry Co., Ltd.......................................... 273,500    2,261,239
# *  Akebono Brake Industry Co., Ltd.................................. 396,600      756,980
#    Alleanza Holdings Co., Ltd.......................................  99,000      747,685
     Alpen Co., Ltd................................................... 133,200    2,117,495
     Alpha Corp.......................................................  52,600      633,778
     Amiyaki Tei Co., Ltd.............................................  32,000    1,015,856
     AOKI Holdings, Inc............................................... 287,400    2,923,979
     Aoyama Trading Co., Ltd.......................................... 343,700    6,047,259
     Arata Corp....................................................... 102,100    3,827,662
     Arcland Sakamoto Co., Ltd........................................ 228,600    2,696,614
     Arcland Service Holdings Co., Ltd................................ 110,400    1,961,823
     Asahi Co., Ltd................................................... 114,000    1,264,340
     Asante, Inc......................................................  49,700      959,945
     Ashimori Industry Co., Ltd.......................................  30,899      426,010
     ASKUL Corp.......................................................  47,300    1,299,292
#    Asti Corp........................................................  20,800      347,250
#    Atom Corp........................................................ 738,900    6,818,472
     Atsugi Co., Ltd.................................................. 127,300      965,474
*    Aucfan Co., Ltd..................................................   3,100       22,423
     Aucnet, Inc......................................................  22,400      307,650
     Autobacs Seven Co., Ltd.......................................... 555,300    9,166,960
     Baroque Japan, Ltd...............................................  96,500      833,222
*    Beaglee, Inc.....................................................  35,400      325,218
     Beauty Garage, Inc...............................................  18,600      285,738
     Belluna Co., Ltd................................................. 383,700    2,508,445
     Bic Camera, Inc.................................................. 181,000    1,976,172
#    Bookoff Group Holdings, Ltd......................................  68,800      741,583
#    BRONCO BILLY Co., Ltd............................................  86,800    2,170,521
#    Can Do Co., Ltd..................................................  71,000    1,049,436
     Central Automotive Products, Ltd.................................  85,400    1,671,348
     Central Sports Co., Ltd..........................................  52,100    1,573,979
#    Chikaranomoto Holdings Co., Ltd..................................  35,400      275,443
     CHIMNEY Co., Ltd.................................................  37,900      847,118
     Chiyoda Co., Ltd................................................. 124,200    1,840,500
     Chofu Seisakusho Co., Ltd........................................ 143,500    3,321,919
     Choushimaru Co., Ltd.............................................   6,300       79,021
     Chuo Spring Co., Ltd.............................................  20,000      540,835
     Cleanup Corp..................................................... 149,800      802,113

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Coco's Japan Co., Ltd............................................  57,700 $  721,143
     Colowide Co., Ltd................................................ 338,700  6,567,581
     Corona Corp...................................................... 105,500  1,130,807
     Create Restaurants Holdings, Inc................................. 346,200  5,944,994
     Cross Plus, Inc..................................................   9,800     57,379
     Daido Metal Co., Ltd............................................. 312,200  1,980,451
#    Daidoh, Ltd...................................................... 101,300    266,226
     Daikoku Denki Co., Ltd...........................................  62,000    878,182
     Daikyonishikawa Corp............................................. 274,100  2,105,795
     Dainichi Co., Ltd................................................  68,900    439,653
#    DCM Holdings Co., Ltd............................................ 824,900  8,165,844
     DD Holdings Co., Ltd.............................................  60,400    894,478
     Descente, Ltd.................................................... 182,100  2,334,129
     Doshisha Co., Ltd................................................ 176,500  2,797,044
     Doutor Nichires Holdings Co., Ltd................................ 213,186  4,268,925
#    Dynic Corp.......................................................  42,200    304,363
     Eagle Industry Co., Ltd.......................................... 202,100  2,029,614
#    EAT&Co, Ltd......................................................  33,000    542,664
#    EDION Corp....................................................... 552,600  5,491,813
# *  Enigmo, Inc...................................................... 183,400  1,615,546
     ES-Con Japan, Ltd................................................ 200,400  1,630,044
     ESCRIT, Inc......................................................  47,100    363,522
     Eslead Corp......................................................  59,800  1,121,334
     ESTELLE Holdings Co., Ltd........................................  12,600     75,854
     Exedy Corp....................................................... 225,100  5,302,153
     FCC Co., Ltd..................................................... 286,300  5,923,643
     Felissimo Corp...................................................  21,200    205,294
     Fields Corp...................................................... 119,200    597,344
     Fine Sinter Co., Ltd.............................................  10,300    193,376
#    First Juken Co., Ltd.............................................  51,200    633,448
#    First-corp, Inc..................................................  45,300    293,858
#    FJ Next Co., Ltd................................................. 116,100  1,206,326
     Foster Electric Co., Ltd......................................... 151,200  2,703,198
     France Bed Holdings Co., Ltd..................................... 153,900  1,440,566
     F-Tech, Inc...................................................... 104,800    743,089
     Fuji Co., Ltd.................................................... 148,400  2,670,113
#    Fuji Corp........................................................  40,200    820,133
     Fuji Corp., Ltd.................................................. 200,800  1,328,651
#    Fuji Kyuko Co., Ltd..............................................  48,200  1,925,714
     Fujibo Holdings, Inc.............................................  77,700  2,440,905
     Fujikura Composites, Inc......................................... 145,600    598,333
#    Fujio Food System Co., Ltd.......................................  58,100  1,662,844
     Fujishoji Co., Ltd...............................................  55,100    483,653
     Fujita Kanko, Inc................................................  59,200  1,581,038
#    Fujitsu General, Ltd............................................. 512,500  9,251,020
     FuKoKu Co., Ltd..................................................  67,200    450,806
*    Funai Electric Co., Ltd.......................................... 139,000    766,220
#    Furukawa Battery Co., Ltd. (The)................................. 101,100    625,320
     Furyu Corp....................................................... 100,400    905,769
     Futaba Industrial Co., Ltd....................................... 448,000  3,167,482
#    Gakkyusha Co., Ltd...............................................  50,900    601,563
#    Genki Sushi Co., Ltd.............................................  38,000    975,169
     Geo Holdings Corp................................................ 245,000  3,053,197
#    Gfoot Co., Ltd...................................................  98,100    562,016
     GLOBERIDE, Inc...................................................  63,399  1,617,876
#    Gokurakuyu Holdings Co., Ltd.....................................  82,500    405,086
#    Golf Digest Online, Inc..........................................  72,900    473,092
     Greens Co., Ltd..................................................  32,000    397,159
     GSI Creos Corp...................................................  31,592    326,311

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     G-Tekt Corp...................................................... 147,400 $2,541,220
     Gunze, Ltd....................................................... 122,200  5,317,109
     H2O Retailing Corp............................................... 289,200  3,279,970
#    Hagihara Industries, Inc.........................................  99,300  1,492,009
#    Hakuyosha Co., Ltd...............................................  13,600    368,559
#    Hamee Corp.......................................................  36,100    415,297
#    Handsman Co., Ltd................................................  40,600    466,501
     Happinet Corp.................................................... 123,800  1,561,943
#    Harada Industry Co., Ltd.........................................  65,600    556,726
     Hard Off Corp. Co., Ltd..........................................  69,200    503,342
     Haruyama Holdings, Inc...........................................  59,700    456,826
     Heian Ceremony Service Co., Ltd..................................   8,300     66,728
     Hiday Hidaka Corp................................................ 182,765  3,573,782
#    HI-LEX Corp...................................................... 122,100  1,908,980
     Himaraya Co., Ltd................................................  35,900    282,682
     Hinokiya Group Co., Ltd..........................................  49,000    940,608
     Hiramatsu, Inc................................................... 170,200    500,143
#    HIS Co., Ltd..................................................... 118,700  3,080,357
     H-One Co., Ltd................................................... 144,500    976,075
     Honeys Holdings Co., Ltd......................................... 183,340  2,308,166
     Hoosiers Holdings................................................ 368,500  2,297,582
# *  Hotland Co., Ltd.................................................  66,900    745,520
#    House Do Co., Ltd................................................  28,700    486,258
#    HUB Co., Ltd.....................................................  36,400    353,830
#    I K K, Inc.......................................................  67,800    442,399
     IBJ, Inc.........................................................  69,100    627,937
     Ichibanya Co., Ltd............................................... 119,558  5,589,826
     Ichikoh Industries, Ltd.......................................... 162,000  1,288,491
     IDOM, Inc........................................................ 449,900  1,902,366
     IJTT Co., Ltd.................................................... 170,180    844,493
     Imasen Electric Industrial....................................... 128,100  1,108,652
# *  Istyle, Inc...................................................... 307,900  2,114,091
     Izuhakone Railway Co., Ltd.......................................     300          0
     Janome Sewing Machine Co., Ltd................................... 104,900    400,822
#    Japan Best Rescue System Co., Ltd................................ 114,400  1,171,538
     Japan Wool Textile Co., Ltd. (The)............................... 378,600  3,721,827
#    JFLA Holdings, Inc............................................... 106,300    395,432
     JINS Holdings, Inc............................................... 110,400  6,897,574
#    Joban Kosan Co., Ltd.............................................  46,199    748,786
     Joshin Denki Co., Ltd............................................ 133,200  2,670,839
     Joyful Honda Co., Ltd............................................   9,000    114,370
     JP-Holdings, Inc................................................. 356,800    946,216
     JVCKenwood Corp.................................................. 747,400  2,178,456
     Kappa Create Co., Ltd............................................  74,600    963,161
     Kasai Kogyo Co., Ltd............................................. 204,200  1,652,708
     Kawai Musical Instruments Manufacturing Co., Ltd.................  38,500  1,086,785
     Keihin Corp...................................................... 340,100  8,085,072
     Keiyo Co., Ltd................................................... 286,400  1,397,941
     KFC Holdings Japan, Ltd..........................................  69,400  1,485,898
     King Co., Ltd....................................................  54,100    288,206
     Kintetsu Department Store Co., Ltd...............................  61,900  1,973,277
     Ki-Star Real Estate Co., Ltd.....................................  50,600    908,419
*    KNT-CT Holdings Co., Ltd.........................................  78,700  1,107,244
     Kohnan Shoji Co., Ltd............................................ 171,100  3,973,354
     Kojima Co., Ltd.................................................. 251,600    991,180
     Komatsu Matere Co., Ltd.......................................... 231,000  1,792,804
     KOMEDA Holdings Co., Ltd......................................... 388,500  7,551,040
     Komehyo Co., Ltd.................................................  53,500    542,250
     Komeri Co., Ltd.................................................. 245,500  5,261,138

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
                                                                       SHARES   VALUE>>
                                                                       ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#    Konaka Co., Ltd.................................................. 173,606 $  675,697
     Koshidaka Holdings Co., Ltd...................................... 265,600  3,856,776
     Kourakuen Holdings Corp..........................................  82,400  1,536,612
     KU Holdings Co., Ltd............................................. 127,700  1,033,348
     Kura Sushi, Inc..................................................  83,700  3,521,230
     Kurabo Industries, Ltd........................................... 126,500  2,896,400
     Kushikatsu Tanaka Holdings Co....................................  17,800    391,082
*    KYB Corp......................................................... 181,600  5,799,552
     Kyoritsu Maintenance Co., Ltd....................................  96,262  4,258,234
#    Kyoto Kimono Yuzen Co., Ltd......................................  29,100     94,511
*    Laox Co., Ltd.................................................... 153,800    386,316
     LEC, Inc......................................................... 184,500  1,857,229
# *  LIKE Kids, Inc...................................................  43,600    366,027
*    Litalico, Inc....................................................  42,200    886,842
     LIXIL VIVA Corp.................................................. 176,800  3,056,909
     Look Holdings, Inc...............................................  36,700    382,440
     Mamiya-Op Co., Ltd...............................................  32,700    301,928
     Mars Group Holdings Corp.........................................  96,500  1,785,213
     Maruzen CHI Holdings Co., Ltd.................................... 122,900    428,121
#    Matsuya Co., Ltd................................................. 165,400  1,279,490
     Matsuyafoods Holdings Co., Ltd...................................  73,300  2,755,571
     Media Do Holdings Co., Ltd.......................................  37,400  1,167,939
#    Meiko Network Japan Co., Ltd..................................... 170,600  1,515,549
     Meiwa Estate Co., Ltd............................................  92,300    492,205
     Mikuni Corp...................................................... 174,900    582,643
     Misawa Homes Co., Ltd............................................ 138,000  1,480,050
     Mitsuba Corp..................................................... 219,790  1,386,984
     Mizuno Corp...................................................... 147,900  3,868,392
     Monogatari Corp. (The)...........................................  41,200  3,558,213
     Morito Co., Ltd.................................................. 115,800    859,562
     MRK Holdings, Inc................................................  15,300     25,035
#    MrMax Holdings, Ltd.............................................. 179,000    793,928
     Murakami Corp....................................................  30,200    706,243
     Musashi Seimitsu Industry Co., Ltd............................... 380,200  5,281,530
     Nafco Co., Ltd...................................................  50,300    602,890
     Nagase Brothers, Inc.............................................     200      9,821
     Nagawa Co., Ltd..................................................  50,100  3,050,667
     Nakayamafuku Co., Ltd............................................  74,400    386,779
     New Art Holdings Co., Ltd........................................   5,634     41,752
     Nextage Co., Ltd................................................. 217,100  2,154,131
     NHK Spring Co., Ltd.............................................. 398,400  3,254,610
     Nichirin Co., Ltd................................................  69,660  1,106,227
#    Nihon House Holdings Co., Ltd.................................... 357,500  1,673,035
     Nihon Plast Co., Ltd............................................. 122,500    843,223
     Nihon Tokushu Toryo Co., Ltd.....................................  87,400    955,964
     Nikki Co., Ltd...................................................   2,100     44,397
     Nippon Felt Co., Ltd.............................................  84,000    387,144
#    Nippon Piston Ring Co., Ltd......................................  46,000    583,294
     Nippon Seiki Co., Ltd............................................ 357,100  5,521,266
     Nishikawa Rubber Co., Ltd........................................  31,700    510,879
     Nishimatsuya Chain Co., Ltd...................................... 389,800  3,468,851
     Nissan Shatai Co., Ltd........................................... 530,700  4,890,639
     Nissan Tokyo Sales Holdings Co., Ltd............................. 178,000    495,917
     Nissin Kogyo Co., Ltd............................................ 316,900  6,489,785
     Nittan Valve Co., Ltd............................................  93,500    241,188
     Nojima Corp...................................................... 228,900  4,060,516
     Ohashi Technica, Inc.............................................  73,600  1,018,534
     Ohsho Food Service Corp.......................................... 108,000  6,526,014
# *  Oisix ra daichi, Inc.............................................  63,300    816,413

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
                                                                       SHARES   VALUE>>
                                                                       ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     Onward Holdings Co., Ltd......................................... 838,200 $4,845,765
     Ootoya Holdings Co., Ltd.........................................  40,200    850,516
*    Open Door, Inc...................................................  69,400  1,327,571
     Ozu Corp.........................................................  24,400    419,524
     Pacific Industrial Co., Ltd...................................... 372,500  5,082,855
     PAL GROUP Holdings Co., Ltd......................................  83,600  2,643,063
#    PAPYLESS Co., Ltd................................................  34,600    658,568
     Parco Co., Ltd................................................... 187,800  2,263,158
     Paris Miki Holdings, Inc......................................... 180,100    476,422
     PC Depot Corp.................................................... 223,881    994,699
     People Co., Ltd..................................................  19,600    241,928
     Pepper Food Service Co., Ltd.....................................  70,600  1,071,712
#    PIA Corp.........................................................  35,500  1,523,397
     Piolax, Inc...................................................... 225,200  4,404,250
     Plenus Co., Ltd.................................................. 151,700  2,634,237
     Press Kogyo Co., Ltd............................................. 636,000  2,697,579
     Pressance Corp................................................... 281,800  4,604,989
     Raccoon Holdings, Inc............................................  90,200    570,408
     Regal Corp.......................................................   1,500     36,469
     Renaissance, Inc.................................................  93,100  1,442,204
# *  Renown, Inc...................................................... 345,000    362,728
     Resol Holdings Co., Ltd..........................................  10,399    386,984
     Resorttrust, Inc................................................. 415,300  6,627,412
     Rhythm Watch Co., Ltd............................................  53,800    504,241
     Riberesute Corp..................................................  60,400    488,103
     Ride On Express Holdings Co., Ltd................................  54,600    686,994
#    Right On Co., Ltd................................................ 143,325    754,028
     Riken Corp.......................................................  69,100  2,563,821
#    Ringer Hut Co., Ltd.............................................. 178,600  4,005,722
     Riso Kyoiku Co., Ltd............................................. 723,600  2,778,028
     Round One Corp................................................... 525,500  6,776,104
#    Royal Holdings Co., Ltd.......................................... 227,100  5,735,265
*    Royal Hotel, Ltd. (The)..........................................   2,100     32,478
     Sac's Bar Holdings, Inc.......................................... 138,350  1,140,595
     Saizeriya Co., Ltd............................................... 233,900  5,310,498
     Sakai Ovex Co., Ltd..............................................  32,199    555,127
     San Holdings, Inc................................................  62,200    647,911
*    Sanden Holdings Corp.............................................  97,400    634,289
     Sanei Architecture Planning Co., Ltd.............................  80,900  1,156,268
     Sangetsu Corp.................................................... 349,650  6,610,765
     Sankyo Seiko Co., Ltd............................................ 252,500  1,316,452
#    Sanoh Industrial Co., Ltd........................................ 193,000  2,414,346
     Sanyei Corp......................................................   4,300    128,334
#    Sanyo Electric Railway Co., Ltd.................................. 127,298  2,553,089
     Sanyo Housing Nagoya Co., Ltd....................................  79,600    701,281
     Sanyo Shokai, Ltd................................................ 102,099  1,357,117
     Scroll Corp...................................................... 206,200    646,018
#    Seiko Holdings Corp.............................................. 217,781  5,347,835
     Seiren Co., Ltd.................................................. 380,600  4,692,112
# *  Senshukai Co., Ltd............................................... 230,700    649,802
     Seria Co., Ltd...................................................  65,300  1,641,371
     SFP Holdings Co., Ltd............................................  67,100  1,376,325
# *  Shidax Corp...................................................... 143,400    352,224
     Shikibo, Ltd.....................................................  65,500    567,222
     Shimachu Co., Ltd................................................ 290,000  7,866,625
     Shimojima Co., Ltd...............................................  46,100    514,231
     Shoei Co., Ltd...................................................  92,700  4,035,207
     Showa Corp....................................................... 399,000  8,336,955
     Snow Peak, Inc...................................................  62,700    620,885

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
                                                                       SHARES   VALUE>>
                                                                       ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
     SNT Corp......................................................... 237,700 $  949,494
     Soft99 Corp......................................................  83,400    772,469
#    Sotoh Co., Ltd...................................................  47,400    435,458
     Space Value Holdings Co., Ltd.................................... 239,300  1,146,171
     SPK Corp.........................................................  22,700    593,490
     SRS Holdings Co., Ltd............................................ 127,600  1,233,043
     St Marc Holdings Co., Ltd........................................ 125,700  2,804,011
     Starts Corp., Inc................................................ 267,400  6,896,285
     Step Co., Ltd....................................................  64,000    840,251
     Studio Alice Co., Ltd............................................  65,900  1,179,969
# *  Studio Atao Co., Ltd.............................................   1,000      5,737
#    Suminoe Textile Co., Ltd.........................................  39,900  1,101,185
     Sumitomo Riko Co., Ltd........................................... 293,300  2,552,077
     Suncall Corp..................................................... 132,600    595,464
     Sushiro Global Holdings, Ltd.....................................  55,600  3,822,662
#    Syuppin Co., Ltd................................................. 124,400  1,076,163
     T RAD Co., Ltd...................................................  49,000    956,920
     Tachikawa Corp...................................................  75,300    987,512
     Tachi-S Co., Ltd................................................. 226,340  3,006,142
     Taiho Kogyo Co., Ltd............................................. 120,900    967,028
     Takashimaya Co., Ltd............................................. 198,300  2,301,870
#    Take And Give Needs Co., Ltd.....................................  65,910    765,235
#    Takihyo Co., Ltd.................................................  36,800    646,507
#    Tama Home Co., Ltd............................................... 135,200  2,361,187
     Tamron Co., Ltd.................................................. 137,300  2,998,224
#    Tbk Co., Ltd..................................................... 163,200    682,932
#    Tear Corp........................................................  60,900    337,705
#    Temairazu, Inc...................................................   9,100    387,498
     Tenpos Holdings Co., Ltd.........................................  33,300    673,894
     T-Gaia Corp...................................................... 160,300  3,855,128
     Tigers Polymer Corp..............................................  87,800    510,659
# *  TKP Corp.........................................................   9,900    434,449
     Toa Corp......................................................... 187,600  2,155,691
     Toabo Corp.......................................................  52,099    267,001
     Tokai Rika Co., Ltd.............................................. 300,400  5,797,803
     Token Corp.......................................................  51,850  3,325,179
*    Tokyo Base Co., Ltd.............................................. 109,300    740,898
     Tokyo Dome Corp.................................................. 691,400  6,097,931
     Tokyo Individualized Educational Institute, Inc..................  98,900    721,399
#    Tokyo Radiator Manufacturing Co., Ltd............................  24,300    215,865
     Tokyotokeiba Co., Ltd............................................  92,300  2,914,557
#    Tokyu Recreation Co., Ltd........................................  20,700    965,284
     Tomy Co., Ltd.................................................... 685,193  7,430,421
     Topre Corp....................................................... 263,500  4,572,427
     Toridoll Holdings Corp........................................... 178,500  4,076,589
#    Torikizoku Co., Ltd..............................................  42,500    785,198
     Tosho Co., Ltd................................................... 124,000  2,532,402
#    Toyo Tire Corp................................................... 264,600  3,690,709
     TPR Co., Ltd..................................................... 171,400  3,068,412
     Treasure Factory Co., Ltd........................................   6,500     70,975
     TS Tech Co., Ltd.................................................  68,700  2,200,286
     TSI Holdings Co., Ltd............................................ 513,195  2,680,402
     Tsukada Global Holdings, Inc..................................... 112,500    631,973
     Tsukamoto Corp. Co., Ltd.........................................  19,000    193,565
     Tsutsumi Jewelry Co., Ltd........................................  57,100  1,037,641
# *  Umenohana Co., Ltd...............................................  22,200    520,050
     Unipres Corp..................................................... 314,000  5,135,685
     United Arrows, Ltd............................................... 177,600  5,429,082
# *  Unitika, Ltd..................................................... 484,900  1,507,146

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
                                                                       SHARES    VALUE>>
                                                                       ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
# *  VIA Holdings, Inc................................................ 155,400 $    963,927
#    Village Vanguard Co., Ltd........................................  38,600      395,753
# *  Visionary Holdings Co., Ltd......................................  50,110      173,730
     VT Holdings Co., Ltd............................................. 611,700    2,733,557
     Wacoal Holdings Corp............................................. 286,500    7,532,489
     Waseda Academy Co., Ltd..........................................  27,000      220,735
     WATAMI Co., Ltd.................................................. 177,900    2,320,340
     Watts Co., Ltd...................................................  59,800      339,217
#    Weds Co., Ltd....................................................  14,500       79,810
     Xebio Holdings Co., Ltd.......................................... 202,000    2,263,699
     Yachiyo Industry Co., Ltd........................................  54,900      331,012
     Yagi & Co., Ltd..................................................  18,600      275,287
     Yamato International, Inc........................................ 119,800      430,868
#    Yasunaga Corp....................................................  54,500      688,881
     Yellow Hat, Ltd.................................................. 261,800    4,262,219
#    Yomiuri Land Co., Ltd............................................  31,800    1,362,501
#    Yondoshi Holdings, Inc........................................... 132,420    3,224,333
     Yorozu Corp...................................................... 150,500    1,923,370
     Yoshinoya Holdings Co., Ltd...................................... 163,200    3,794,939
     Yossix Co., Ltd..................................................  22,600      627,229
#    Yume No Machi Souzou Iinkai Co., Ltd............................. 123,400    1,134,774
     Yutaka Giken Co., Ltd............................................   8,700      150,133
     Zojirushi Corp................................................... 209,300    3,211,798
                                                                               ------------
TOTAL CONSUMER DISCRETIONARY..........................................          684,329,291
                                                                               ------------
CONSUMER STAPLES -- (7.1%)
     Aeon Hokkaido Corp............................................... 256,300    1,879,381
     AFC-HD AMS Life Science Co., Ltd.................................  53,100      320,941
     Ain Holdings, Inc................................................  27,000    1,544,916
     Albis Co., Ltd...................................................  38,700      804,718
     Arcs Co., Ltd.................................................... 332,000    6,662,205
     Artnature, Inc................................................... 130,100      864,206
     Axial Retailing, Inc............................................. 121,300    4,689,410
     Belc Co., Ltd....................................................  82,600    3,972,775
#    Bourbon Corp.....................................................  50,700      790,256
     Bull-Dog Sauce Co., Ltd..........................................   3,000       30,848
     Cawachi, Ltd.....................................................  64,800    1,321,915
#    C'BON COSMETICS Co., Ltd.........................................  10,800      253,183
     Chubu Shiryo Co., Ltd............................................ 175,100    2,043,550
     Chuo Gyorui Co., Ltd.............................................   9,800      244,903
     cocokara fine, Inc............................................... 149,160    8,224,476
#    Como Co., Ltd....................................................   2,600       57,071
#    Cota Co., Ltd....................................................  84,221    1,041,120
     Create SD Holdings Co., Ltd...................................... 191,800    4,752,089
     Daikokutenbussan Co., Ltd........................................  46,500    1,450,770
     Delica Foods Holdings Co., Ltd...................................  64,200      410,046
     DyDo Group Holdings, Inc.........................................  73,000    3,043,200
     Earth Corp.......................................................  15,300      807,564
     Ebara Foods Industry, Inc........................................  27,900      559,134
     Eco's Co., Ltd...................................................  54,000      821,500
     Ensuiko Sugar Refining Co., Ltd..................................  86,200      169,333
     Feed One Co., Ltd................................................ 975,940    1,528,138
*    First Baking Co., Ltd............................................  12,000      107,600
     Fujicco Co., Ltd................................................. 152,300    2,773,749
     Fujiya Co., Ltd..................................................  77,000    1,493,528
     G-7 Holdings, Inc................................................  44,800    1,571,728
#    Genky DrugStores Co., Ltd........................................  56,700    1,268,982
#    HABA Laboratories, Inc...........................................  16,100    1,162,927
#    Hagoromo Foods Corp..............................................  19,500      468,778

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
                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CONSUMER STAPLES -- (Continued)
    Halows Co., Ltd..................................................  59,300 $1,453,756
    Hayashikane Sangyo Co., Ltd......................................  29,400    197,858
    Heiwado Co., Ltd................................................. 235,500  4,362,913
    Hokkaido Coca-Cola Bottling Co., Ltd.............................  18,699    666,148
    Hokuto Corp...................................................... 189,700  3,413,253
#   Ichimasa Kamaboko Co., Ltd.......................................  41,800    417,358
#   Imuraya Group Co., Ltd...........................................  60,500  1,148,023
    Inageya Co., Ltd................................................. 121,100  1,623,689
    Itochu-Shokuhin Co., Ltd.........................................  36,700  1,771,499
    Itoham Yonekyu Holdings, Inc..................................... 156,300  1,007,436
    Iwatsuka Confectionery Co., Ltd..................................   6,900    246,834
    Japan Meat Co., Ltd..............................................  77,800  1,591,380
    J-Oil Mills, Inc.................................................  75,900  3,191,487
    Kadoya Sesame Mills, Inc.........................................  15,600    570,262
    Kakiyasu Honten Co., Ltd.........................................  65,000  1,291,716
    Kameda Seika Co., Ltd............................................  93,700  4,214,724
#   Kaneko Seeds Co., Ltd............................................  43,900    617,006
#   Kanemi Co., Ltd..................................................   5,400    150,245
    Kansai Super Market, Ltd.........................................  89,900    870,889
    Kato Sangyo Co., Ltd............................................. 188,500  5,983,543
    Kenko Mayonnaise Co., Ltd........................................  93,700  2,211,759
    Key Coffee, Inc.................................................. 109,400  2,357,804
    Kirindo Holdings Co., Ltd........................................  50,800  1,016,905
#   Kitanotatsujin Corp.............................................. 378,400  2,153,939
    Kotobuki Spirits Co., Ltd........................................ 108,000  7,431,833
    Kyokuyo Co., Ltd.................................................  70,399  1,884,864
#   Lacto Japan Co., Ltd.............................................  33,800  1,099,534
    Life Corp........................................................ 152,800  3,507,174
    Mandom Corp......................................................   5,900    163,500
    Marudai Food Co., Ltd............................................ 157,300  3,388,449
    Maruha Nichiro Corp.............................................. 175,507  4,558,319
    Maxvalu Nishinihon Co., Ltd......................................   2,100     33,015
    Maxvalu Tokai Co., Ltd...........................................  49,300  1,008,155
    Medical System Network Co., Ltd.................................. 169,200    843,921
    Megmilk Snow Brand Co., Ltd...................................... 227,500  5,471,698
#   Meito Sangyo Co., Ltd............................................  67,200    809,155
    Milbon Co., Ltd.................................................. 170,552  9,341,344
    Ministop Co., Ltd................................................ 118,900  1,599,475
    Mitsubishi Shokuhin Co., Ltd..................................... 119,600  3,032,687
    Mitsui Sugar Co., Ltd............................................ 126,370  2,747,800
    Miyoshi Oil & Fat Co., Ltd.......................................  50,600    583,257
    Morinaga Milk Industry Co., Ltd.................................. 250,300  9,731,214
    Morozoff, Ltd....................................................  20,800    992,088
    Nagatanien Holdings Co., Ltd.....................................  83,000  1,649,397
    Nakamuraya Co., Ltd..............................................  28,200  1,242,270
    Natori Co., Ltd..................................................  68,500  1,073,121
#   Nichimo Co., Ltd.................................................  17,000    297,354
    Nihon Chouzai Co., Ltd...........................................  52,760  1,921,109
    Niitaka Co., Ltd.................................................   2,860     46,179
    Nippon Beet Sugar Manufacturing Co., Ltd.........................  71,600  1,403,643
    Nippon Flour Mills Co., Ltd...................................... 425,300  6,830,068
    Nippon Suisan Kaisha, Ltd........................................ 908,100  5,200,732
    Nishimoto Co., Ltd...............................................   8,700    280,506
    Nisshin Oillio Group, Ltd. (The)................................. 201,900  7,069,874
    Nissin Sugar Co., Ltd............................................ 117,300  2,167,418
    Nitto Fuji Flour Milling Co., Ltd................................   8,100    474,335
    Noevir Holdings Co., Ltd.........................................  28,000  1,511,395
    Oenon Holdings, Inc.............................................. 444,900  1,639,620
#   OIE Sangyo Co., Ltd..............................................  22,000    266,134

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
                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
    Okuwa Co., Ltd................................................... 180,900 $  2,274,771
#   Olympic Group Corp...............................................  62,300      352,536
    OUG Holdings, Inc................................................  19,800      521,780
    Pickles Corp.....................................................  30,100      735,361
#   Plant Co., Ltd...................................................  29,100      193,716
    Prima Meat Packers, Ltd.......................................... 228,000    5,634,267
    Qol Holdings Co., Ltd............................................ 165,300    2,314,319
    Retail Partners Co., Ltd......................................... 111,200      916,262
    Riken Vitamin Co., Ltd...........................................  80,200    2,860,068
#   Rock Field Co., Ltd.............................................. 151,400    2,061,052
    Rokko Butter Co., Ltd............................................  98,200    1,647,618
    S Foods, Inc..................................................... 136,562    3,679,314
#   S&B Foods, Inc...................................................  42,798    1,616,674
#   Sagami Rubber Industries Co., Ltd................................  63,300      859,923
    San-A Co., Ltd................................................... 145,400    6,884,997
    Sapporo Holdings, Ltd............................................ 324,600    8,163,072
    Sato Foods Co., Ltd..............................................     800       27,391
    Satudora Holdings Co., Ltd.......................................   1,300       21,343
    Shinobu Foods Products Co., Ltd..................................   1,600       10,055
#   Shoei Foods Corp.................................................  83,600    2,455,523
#   Showa Sangyo Co., Ltd............................................ 145,400    4,222,789
    Sogo Medical Holdings Co., Ltd................................... 131,900    2,284,072
    ST Corp..........................................................   9,300      141,372
    Starzen Co., Ltd.................................................  54,400    2,293,034
#   Toho Co., Ltd....................................................  55,000      887,197
#   Tohto Suisan Co., Ltd............................................  18,099      441,825
#   Torigoe Co., Ltd. (The).......................................... 106,700      920,161
    Toyo Sugar Refining Co., Ltd.....................................  15,700      161,333
    Transaction Co., Ltd.............................................  92,400      814,575
#   United Super Markets Holdings, Inc............................... 449,500    4,043,134
    Valor Holdings Co., Ltd.......................................... 283,500    4,837,160
    Warabeya Nichiyo Holdings Co., Ltd............................... 102,960    1,812,573
#   Watahan & Co., Ltd...............................................  48,700      929,136
#   Yaizu Suisankagaku Industry Co., Ltd.............................  62,100      592,492
    YAKUODO Holdings Co., Ltd........................................  81,300    1,960,082
    Yamami Co........................................................   1,200       22,465
#   YA-MAN, Ltd...................................................... 201,100    1,300,839
    Yamatane Corp....................................................  67,600      883,859
    Yamaya Corp......................................................  28,500      554,374
    Yamazawa Co., Ltd................................................  11,000      168,368
    Yaoko Co., Ltd...................................................  12,800      597,008
    Yokohama Reito Co., Ltd.......................................... 359,400    3,565,182
#   Yomeishu Seizo Co., Ltd..........................................  52,300      951,297
#   Yuasa Funashoku Co., Ltd.........................................  14,300      485,007
    Yutaka Foods Corp................................................   3,900       59,744
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          269,125,123
                                                                              ------------
ENERGY -- (1.3%)
    BP Castrol K.K...................................................  53,500      740,663
    Cosmo Energy Holdings Co., Ltd................................... 328,600    7,026,906
#   Fuji Kosan Co., Ltd..............................................  33,100      212,819
    Fuji Oil Co., Ltd................................................ 506,100    1,199,122
    Itochu Enex Co., Ltd............................................. 377,700    3,156,050
    Iwatani Corp..................................................... 294,300   10,205,404
    Japan Oil Transportation Co., Ltd................................  16,600      432,367
    Japan Petroleum Exploration Co., Ltd............................. 288,200    7,368,589
    Mitsuuroko Group Holdings Co., Ltd............................... 212,900    2,292,940
    Modec, Inc....................................................... 128,800    3,533,019
    Nippon Coke & Engineering Co., Ltd............................... 762,100      610,796

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
ENERGY -- (Continued)
     Raiznext Corp....................................................   361,500 $ 3,672,652
     Sala Corp........................................................   356,800   2,140,459
     San-Ai Oil Co., Ltd..............................................   403,700   4,226,434
     Sinanen Holdings Co., Ltd........................................    58,500   1,066,756
     Toa Oil Co., Ltd.................................................    51,700   1,186,089
     Toyo Kanetsu K.K.................................................    63,200   1,186,492
                                                                                 -----------
TOTAL ENERGY..........................................................            50,257,557
                                                                                 -----------
FINANCIALS -- (8.1%)
     77 Bank, Ltd. (The)..............................................   471,152   7,422,610
#    Advance Create Co., Ltd..........................................    41,800     746,180
     Aichi Bank, Ltd. (The)...........................................    72,200   2,536,035
# *  Aiful Corp....................................................... 2,585,800   6,020,665
     Aizawa Securities Co., Ltd.......................................   273,600   1,879,615
     Akatsuki Corp....................................................   112,400     350,101
     Akita Bank, Ltd. (The)...........................................   116,540   2,377,870
     Anicom Holdings, Inc.............................................    49,900   1,834,429
     Aomori Bank, Ltd. (The)..........................................   142,900   3,821,941
#    Asax Co., Ltd....................................................     9,300      54,148
     Awa Bank, Ltd. (The).............................................   259,300   6,175,118
     Bank of Iwate, Ltd. (The)........................................   119,900   3,125,151
#    Bank of Kochi, Ltd. (The)........................................    54,300     416,107
     Bank of Nagoya, Ltd. (The).......................................    96,830   2,859,013
     Bank of Okinawa, Ltd. (The)......................................   166,360   5,680,717
     Bank of Saga, Ltd. (The).........................................   113,500   1,686,983
     Bank of the Ryukyus, Ltd.........................................   237,880   2,587,647
#    Bank of Toyama, Ltd. (The).......................................    14,500     356,451
     Chiba Kogyo Bank, Ltd. (The).....................................   408,600   1,194,130
     Chugoku Bank, Ltd. (The).........................................   391,400   3,824,711
#    Chukyo Bank, Ltd. (The)..........................................    81,500   1,652,648
     Daishi Hokuetsu Financial Group, Inc.............................   293,700   7,442,957
     Daito Bank, Ltd. (The)...........................................    67,600     372,678
     DSB Co., Ltd.....................................................    61,300     334,416
     eGuarantee, Inc..................................................   222,100   3,113,445
     Ehime Bank, Ltd. (The)...........................................   245,200   2,591,825
     Entrust, Inc.....................................................    21,000     144,208
     FIDEA Holdings Co., Ltd.......................................... 1,258,300   1,518,704
#    Financial Products Group Co., Ltd................................   281,200   2,849,968
#    First Bank of Toyama, Ltd. (The).................................   294,300     908,791
#    First Brothers Co., Ltd..........................................    43,700     491,487
     Fukui Bank, Ltd. (The)...........................................   173,300   2,463,176
#    Fukushima Bank, Ltd. (The).......................................   204,100     422,824
     Fuyo General Lease Co., Ltd......................................   150,600   9,815,904
     GCA Corp.........................................................   145,500   1,163,509
#    GMO Financial Holdings, Inc......................................   274,500   1,512,582
     Gunma Bank, Ltd. (The)........................................... 1,728,540   5,816,785
#    Hachijuni Bank, Ltd. (The).......................................   118,100     508,025
#    Hirose Tusyo, Inc................................................    20,800     341,083
     Hiroshima Bank, Ltd. (The)....................................... 1,270,500   6,476,180
     Hokkoku Bank, Ltd. (The).........................................   175,200   4,923,918
     Hokuhoku Financial Group, Inc....................................   923,400   9,032,551
     Hyakugo Bank, Ltd. (The)......................................... 1,680,509   5,409,243
     Hyakujushi Bank, Ltd. (The)......................................   168,100   3,493,424
     Ichiyoshi Securities Co., Ltd....................................   303,300   1,957,842
     IwaiCosmo Holdings, Inc..........................................   148,600   1,609,173
     Iyo Bank, Ltd. (The).............................................   526,200   2,780,308
#    J Trust Co., Ltd.................................................   505,700   1,817,060
     Jaccs Co., Ltd...................................................   181,100   4,087,602
     Jafco Co., Ltd...................................................   241,100   9,056,167

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CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
FINANCIALS -- (Continued)
# *  Japan Asia Investment Co., Ltd...................................   127,300 $  357,821
     Japan Investment Adviser Co., Ltd................................    75,600  1,416,479
     Japan Securities Finance Co., Ltd................................   828,500  3,986,290
     Jimoto Holdings, Inc............................................. 1,028,500    985,039
     Juroku Bank, Ltd. (The)..........................................   234,500  5,366,387
     Keiyo Bank, Ltd. (The)...........................................   786,200  4,930,565
     Kita-Nippon Bank, Ltd. (The).....................................    53,706    947,142
     Kiyo Bank, Ltd. (The)............................................   479,690  7,401,223
#    Kosei Securities Co., Ltd. (The).................................    33,999    198,354
     Kyokuto Securities Co., Ltd......................................   190,900  1,425,409
     Kyushu Financial Group, Inc......................................   967,827  3,906,515
     Kyushu Leasing Service Co., Ltd..................................    34,000    191,282
*    M&A Capital Partners Co., Ltd....................................    38,400  2,559,629
#    Marusan Securities Co., Ltd......................................   404,100  1,948,689
#    Mercuria Investment Co., Ltd.....................................    82,500    589,152
#    Michinoku Bank, Ltd. (The).......................................   325,398  5,188,461
#    Mito Securities Co., Ltd.........................................   424,800    932,642
     Miyazaki Bank, Ltd. (The)........................................   125,900  3,221,914
     Mizuho Leasing Co., Ltd..........................................   217,200  6,117,499
#    Monex Group, Inc................................................. 1,353,000  3,305,173
     Money Partners Group Co., Ltd....................................   149,100    355,465
     Morningstar Japan KK.............................................     3,300     11,702
     Musashino Bank, Ltd. (The).......................................   243,000  4,236,521
#    Nagano Bank, Ltd. (The)..........................................    58,399    881,506
     Nanto Bank, Ltd. (The)...........................................   213,500  5,413,830
     NEC Capital Solutions, Ltd.......................................    72,000  1,525,740
     NFC Holdings, Inc................................................     4,200     88,202
     Nishi-Nippon Financial Holdings, Inc.............................   878,000  6,506,174
     North Pacific Bank, Ltd.......................................... 2,218,700  4,770,709
#    OAK Capital Corp.................................................   354,100    436,900
     Ogaki Kyoritsu Bank, Ltd. (The)..................................   287,300  6,929,668
     Oita Bank, Ltd. (The)............................................    94,099  2,600,887
     Okasan Securities Group, Inc..................................... 1,326,600  4,684,482
     Orient Corp......................................................   512,000    747,993
     Ricoh Leasing Co., Ltd...........................................   110,300  3,716,945
     San ju San Financial Group, Inc..................................   126,510  1,960,374
     San-In Godo Bank, Ltd. (The)..................................... 1,033,700  6,063,318
     Sawada Holdings Co., Ltd.........................................   150,600  1,283,350
     Senshu Ikeda Holdings, Inc....................................... 1,953,300  3,503,190
#    Shiga Bank, Ltd. (The)...........................................   338,200  8,150,281
     Shikoku Bank, Ltd. (The).........................................   408,400  3,892,682
     Shimane Bank, Ltd. (The).........................................    29,800    191,712
     Shimizu Bank, Ltd. (The).........................................    54,600    985,577
     Sparx Group Co., Ltd.............................................   720,300  1,771,848
     Strike Co., Ltd..................................................    46,000  1,648,215
     Taiko Bank, Ltd. (The)...........................................    41,800    672,832
     Tochigi Bank, Ltd. (The).........................................   813,600  1,708,373
     Toho Bank, Ltd. (The)............................................ 1,414,800  3,463,253
     Tohoku Bank, Ltd. (The)..........................................    70,400    651,258
     Tokai Tokyo Financial Holdings, Inc.............................. 1,635,800  4,265,423
     Tokyo Kiraboshi Financial Group, Inc.............................   234,538  3,303,284
#    Tomato Bank, Ltd.................................................    54,500    537,622
     TOMONY Holdings, Inc.............................................   974,950  3,394,593
#    Tottori Bank, Ltd. (The).........................................    67,800    889,871
     Towa Bank, Ltd. (The)............................................   184,000  1,562,328
#    Toyo Securities Co., Ltd.........................................   526,700    838,715
*    Traders Holdings Co., Ltd........................................    68,600     42,781
     Tsukuba Bank, Ltd................................................   402,600    802,062
     Yamagata Bank, Ltd. (The)........................................   203,500  2,871,502

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                      SHARES    VALUE>>
                                                      ------- ------------
      FINANCIALS -- (Continued)
           Yamaguchi Financial Group, Inc............ 493,000 $  3,459,035
           Yamanashi Chuo Bank, Ltd. (The)........... 248,700    2,481,897
                                                              ------------
      TOTAL FINANCIALS...............................          307,335,870
                                                              ------------
      HEALTH CARE -- (4.5%)
           Advantage Risk Management Co., Ltd........  38,800      366,887
           As One Corp...............................  42,468    3,551,101
           ASKA Pharmaceutical Co., Ltd.............. 181,500    2,135,681
           Biofermin Pharmaceutical Co., Ltd.........  28,700      598,056
           BML, Inc.................................. 202,200    5,931,323
           Carenet, Inc..............................  25,600      157,613
           Charm Care Corp. KK.......................  38,200      774,856
           CMIC Holdings Co., Ltd....................  86,100    1,442,418
           Create Medic Co., Ltd.....................  44,100      430,289
           Daiken Medical Co., Ltd................... 118,800      583,802
           Daito Pharmaceutical Co., Ltd.............  87,580    2,637,271
      #    Dvx, Inc..................................  47,300      418,272
           Eiken Chemical Co., Ltd................... 239,400    3,863,260
      #    Elan Corp................................. 109,700    1,739,438
      #    EM Systems Co., Ltd....................... 139,300    2,636,635
           EPS Holdings, Inc......................... 256,900    3,132,582
           FALCO HOLDINGS Co., Ltd...................  67,300    1,051,142
           FINDEX, Inc............................... 119,200    1,115,678
           Fuji Pharma Co., Ltd...................... 120,400    1,589,300
           Fukuda Denshi Co., Ltd....................  56,900    3,673,677
           Fuso Pharmaceutical Industries, Ltd.......  48,000      976,140
           Hogy Medical Co., Ltd..................... 155,200    5,179,040
      #    I'rom Group Co., Ltd......................  31,800      453,954
           Iwaki & Co., Ltd.......................... 196,300      828,507
      *    Japan Animal Referral Medical Center Co.,
            Ltd......................................  13,900      313,531
      #    Japan Lifeline Co., Ltd................... 467,700    7,209,610
           Japan Medical Dynamic Marketing, Inc...... 116,700    2,023,130
           JCR Pharmaceuticals Co., Ltd..............  20,300    1,564,293
           Jeol, Ltd................................. 266,300    7,057,704
           JMS Co., Ltd..............................  96,557      601,321
           Kanamic Network Co., Ltd.................. 123,600      704,569
           Kawasumi Laboratories, Inc................  94,480      762,754
           Kissei Pharmaceutical Co., Ltd............ 209,800    5,404,953
           KYORIN Holdings, Inc...................... 274,000    4,799,381
      #    Linical Co., Ltd..........................  86,800      801,019
      *    Medical Data Vision Co., Ltd.............. 152,500    1,591,802
      #    Medius Holdings Co., Ltd..................  75,300      558,735
      # *  MedPeer, Inc..............................  40,000      460,257
           Menicon Co., Ltd.......................... 197,600    6,991,893
           Miraca Holdings, Inc...................... 472,500   11,152,044
      #    Mizuho Medy Co., Ltd......................  26,200      688,452
           Mochida Pharmaceutical Co., Ltd...........  52,398    2,091,092
           N Field Co., Ltd..........................  64,600      378,882
           Nakanishi, Inc............................ 199,300    3,322,772
           NichiiGakkan Co., Ltd..................... 289,200    4,903,231
           Nichi-iko Pharmaceutical Co., Ltd......... 366,450    4,293,694
           Nikkiso Co., Ltd.......................... 425,700    4,599,160
           Nippon Chemiphar Co., Ltd.................  17,100      499,456
           Nipro Corp................................ 340,300    3,990,211
           Nissui Pharmaceutical Co., Ltd............  94,200    1,164,569
           Paramount Bed Holdings Co., Ltd........... 149,800    5,727,901
           Rion Co., Ltd.............................  65,300    1,556,835
      #    Seed Co., Ltd.............................  94,700      752,822
           Seikagaku Corp............................ 257,300    2,929,763

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CONTINUED


                                                                       SHARES    VALUE>>
                                                                       ------- ------------
HEALTH CARE -- (Continued)
     Shin Nippon Biomedical Laboratories, Ltd......................... 143,000 $    857,434
     Ship Healthcare Holdings, Inc....................................  48,400    2,062,891
     Shofu, Inc.......................................................  69,200    1,090,393
     Software Service, Inc............................................  24,900    2,684,435
     Solasto Corp..................................................... 350,700    3,991,560
     St-Care Holding Corp.............................................  95,300      461,776
     Techno Medica Co., Ltd...........................................  22,200      461,284
     Toho Holdings Co., Ltd........................................... 170,200    4,316,683
     Tokai Corp....................................................... 160,800    3,742,327
     Torii Pharmaceutical Co., Ltd.................................... 141,900    3,786,626
     Towa Pharmaceutical Co., Ltd..................................... 216,000    5,538,836
     Tsukui Corp...................................................... 422,300    1,740,179
     Uchiyama Holdings Co., Ltd.......................................  26,400      127,765
#    UNIMAT Retirement Community Co., Ltd.............................  27,300      396,261
     Value HR Co., Ltd................................................  23,200      702,261
     Vital KSK Holdings, Inc.......................................... 329,400    3,363,331
# *  Wakamoto Pharmaceutical Co., Ltd................................. 112,300      288,368
     WIN-Partners Co., Ltd............................................ 126,800    1,658,341
                                                                               ------------
TOTAL HEALTH CARE.....................................................          171,433,509
                                                                               ------------
INDUSTRIALS -- (29.7%)
     A&A Material Corp................................................  26,000      270,483
     Abist Co., Ltd...................................................  22,400      550,049
     Advan Co., Ltd................................................... 176,800    1,993,541
     Advanex, Inc.....................................................  22,099      341,942
     Aeon Delight Co., Ltd............................................  98,700    3,437,262
     Aica Kogyo Co., Ltd..............................................  28,500      905,091
     Aichi Corp....................................................... 266,400    1,702,033
     Aida Engineering, Ltd............................................ 353,300    3,007,299
     Airtech Japan, Ltd...............................................  22,000      136,160
     AIT Corp.........................................................  43,400      370,393
     Ajis Co., Ltd....................................................  31,200      867,124
#    Alconix Corp..................................................... 169,400    2,140,523
#    Alinco, Inc...................................................... 100,400    1,131,834
     Alps Logistics Co., Ltd.......................................... 111,600      774,765
     Altech Co., Ltd..................................................  10,900       24,082
     Altech Corp...................................................... 139,670    2,091,031
     Anest Iwata Corp................................................. 248,900    2,366,195
# *  Arrk Corp........................................................ 606,500      529,892
     Asahi Diamond Industrial Co., Ltd................................ 374,300    2,328,592
     Asahi Kogyosha Co., Ltd..........................................  30,100      911,374
     Asanuma Corp.....................................................  52,300    1,967,583
#    Asukanet Co., Ltd................................................  66,800      860,549
     Bando Chemical Industries, Ltd................................... 261,100    2,216,188
     BayCurrent Consulting, Inc....................................... 102,900    5,187,779
     Bell System24 Holdings, Inc...................................... 269,500    4,401,916
#    Br Holdings Corp................................................. 194,000      891,793
     Bunka Shutter Co., Ltd........................................... 430,700    3,738,484
     Canare Electric Co., Ltd.........................................  23,500      412,568
     Career Design Center Co., Ltd....................................  33,900      446,771
     Central Glass Co., Ltd........................................... 238,300    5,743,865
     Central Security Patrols Co., Ltd................................  57,500    3,370,507
#    Chilled & Frozen Logistics Holdings Co., Ltd.,
       Class H........................................................ 109,900    1,441,517
     Chiyoda Integre Co., Ltd.........................................  78,300    1,755,068
     Chodai Co., Ltd..................................................   3,900       47,456
     Chori Co., Ltd...................................................  82,100    1,438,066
     Chudenko Corp.................................................... 236,200    5,445,172
     Chugai Ro Co., Ltd...............................................  44,900      695,494
#    Chuo Warehouse Co., Ltd..........................................  21,000      241,915

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
#   CKD Corp.........................................................   398,200 $ 5,590,335
    CMC Corp.........................................................    14,600     270,788
    Comany, Inc......................................................     4,700      58,749
#   Cosel Co., Ltd...................................................   177,800   1,951,190
    Creek & River Co., Ltd...........................................    73,400     775,154
    CTI Engineering Co., Ltd.........................................    83,400   1,404,032
    CTS Co., Ltd.....................................................   197,400   1,431,464
    Dai-Dan Co., Ltd.................................................   114,900   2,661,693
    Daido Kogyo Co., Ltd.............................................    50,400     408,708
    Daihatsu Diesel Manufacturing Co., Ltd...........................   126,300     718,025
    Daihen Corp......................................................   160,000   5,014,405
    Daiho Corp.......................................................   132,300   3,737,828
    Dai-Ichi Cutter Kogyo K.K........................................    26,300     453,170
    Daiichi Jitsugyo Co., Ltd........................................    66,200   2,136,870
    Daiichi Kensetsu Corp............................................    31,000     492,283
#   Daiki Axis Co., Ltd..............................................    51,700     454,134
*   Daikokuya Holdings Co., Ltd......................................   138,700      39,894
    Daiohs Corp......................................................    21,100     259,386
    Daiseki Co., Ltd.................................................   305,263   8,867,639
    Daiseki Eco. Solution Co., Ltd...................................    48,859     404,019
    Daisue Construction Co., Ltd.....................................    59,100     534,153
    Daiwa Industries, Ltd............................................   241,900   2,713,683
    Denyo Co., Ltd...................................................   124,600   2,185,990
#   DMG Mori Co., Ltd................................................   701,300  11,354,168
    DMW Corp.........................................................     4,800      95,133
    Duskin Co., Ltd..................................................   346,300   9,201,820
    Ebara Jitsugyo Co., Ltd..........................................    44,400     885,265
    Eidai Co., Ltd...................................................   214,300     697,336
    Endo Lighting Corp...............................................    29,600     186,526
#   en-japan, Inc....................................................    85,400   3,614,620
#   Enshu, Ltd.......................................................    36,099     399,059
    EPCO Co., Ltd....................................................    28,000     360,456
    ERI Holdings Co., Ltd............................................     1,500      11,107
#   Escrow Agent Japan, Inc..........................................   178,800     378,670
    F&M Co., Ltd.....................................................    41,700     502,137
*   FDK Corp.........................................................    47,198     344,861
#   Freund Corp......................................................    83,900     582,736
    Fudo Tetra Corp..................................................   126,080   1,766,262
#   Fuji Corp........................................................   484,400   8,043,583
    Fuji Die Co., Ltd................................................    61,100     374,205
    Fuji Furukawa Engineering & Construction Co., Ltd................     1,200      21,860
    Fujikura, Ltd.................................................... 1,953,600   9,064,834
#   Fujimak Corp.....................................................    12,600      93,762
    Fujisash Co., Ltd................................................   677,400     535,594
    Fujitec Co., Ltd.................................................   527,900   7,679,545
    Fukuda Corp......................................................    75,000   3,238,430
    Fukushima Industries Corp........................................    97,600   3,062,060
    Fukuvi Chemical Industry Co., Ltd................................    10,600      55,308
    Fukuyama Transporting Co., Ltd...................................    60,757   2,179,326
    FULLCAST Holdings Co., Ltd.......................................   145,500   3,029,869
    Funai Soken Holdings, Inc........................................   308,470   7,432,239
    Furukawa Co., Ltd................................................   239,700   3,433,750
    Furukawa Electric Co., Ltd.......................................   197,900   5,531,567
    Furusato Industries, Ltd.........................................    66,800   1,016,769
    Futaba Corp......................................................   268,000   3,447,100
    G Three Holdings Corp............................................     2,520       5,569
    Gecoss Corp......................................................   100,700     878,629
    Giken, Ltd.......................................................    93,600   3,477,743
    Glory, Ltd.......................................................   299,055   8,804,941

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
INDUSTRIALS -- (Continued)
#    Grace Technology, Inc............................................    54,300 $ 1,534,704
     GS Yuasa Corp....................................................   357,299   6,513,656
     Hamakyorex Co., Ltd..............................................   132,900   4,534,630
     Hanwa Co., Ltd...................................................   285,000   8,303,047
#    Hashimoto Sogyo Holdings Co., Ltd................................     4,070      64,315
     Hazama Ando Corp................................................. 1,528,900  11,846,070
#    Helios Techno Holdings Co., Ltd..................................   154,600     880,288
     Hibiya Engineering, Ltd..........................................   144,700   2,612,285
#    Hirakawa Hewtech Corp............................................    81,000     886,771
     Hirano Tecseed Co., Ltd..........................................    70,400   1,018,411
     Hirata Corp......................................................    35,900   2,518,573
     Hisaka Works, Ltd................................................   163,300   1,409,536
     Hitachi Zosen Corp............................................... 1,274,979   4,308,266
     Hito Communications Holdings, Inc................................    50,900     780,790
     Hoden Seimitsu Kako Kenkyusho Co., Ltd...........................    30,300     240,532
     Hokuetsu Industries Co., Ltd.....................................   162,700   1,913,826
#    Hokuriku Electrical Construction Co., Ltd........................    81,500     741,645
     Hosokawa Micron Corp.............................................    55,000   1,999,807
     Howa Machinery, Ltd..............................................    62,700     430,576
     HyAS&Co, Inc.....................................................    30,100      92,906
#    Ichikawa Co., Ltd................................................     1,000      14,708
     Ichiken Co., Ltd.................................................    35,400     562,335
     Ichinen Holdings Co., Ltd........................................   157,800   1,913,835
#    Idec Corp........................................................   230,200   4,675,964
     Ihara Science Corp...............................................    52,200     708,648
     Iino Kaiun Kaisha, Ltd...........................................   650,500   2,184,356
     Inaba Denki Sangyo Co., Ltd......................................   201,800   9,270,433
     Inaba Seisakusho Co., Ltd........................................    68,100     921,360
     Inabata & Co., Ltd...............................................   337,600   4,419,831
     Insource Co., Ltd................................................    56,375   1,506,442
#    Inui Global Logistics Co., Ltd...................................   146,080   1,579,318
#    IR Japan Holdings, Ltd...........................................    61,000   2,011,050
     Iseki & Co., Ltd.................................................   147,800   2,247,881
#    Ishii Iron Works Co., Ltd........................................    11,000     260,419
     Isolite Insulating Products Co., Ltd.............................    48,000     240,377
     Itoki Corp.......................................................   252,700   1,157,228
     Iwaki Co., Ltd...................................................    41,000     394,107
     Iwasaki Electric Co., Ltd........................................    35,800     466,321
     JAC Recruitment Co., Ltd.........................................   109,400   2,063,243
     Jalux, Inc.......................................................    46,000   1,069,442
     Jamco Corp.......................................................    73,100     993,713
#    Japan Asia Group, Ltd............................................   189,000     637,978
     Japan Elevator Service Holdings Co., Ltd.........................   143,400   3,878,584
     Japan Foundation Engineering Co., Ltd............................   134,500     493,946
     Japan Pulp & Paper Co., Ltd......................................    84,400   3,248,614
     Japan Steel Works, Ltd. (The)....................................   421,200   8,875,711
     Japan Transcity Corp.............................................   271,200   1,392,272
     JK Holdings Co., Ltd.............................................   111,140     588,995
# *  JMC Corp.........................................................     6,800     101,818
     Juki Corp........................................................   239,600   2,161,189
     Kamei Corp.......................................................   172,600   1,970,553
     Kanaden Corp.....................................................   135,500   1,660,303
     Kanagawa Chuo Kotsu Co., Ltd.....................................    42,800   1,542,159
#    Kanamoto Co., Ltd................................................   247,000   6,603,322
     Kandenko Co., Ltd................................................   341,300   3,227,115
     Kanematsu Corp...................................................   644,825   7,855,795
     Katakura Industries Co., Ltd.....................................   184,700   2,380,493
     Kato Works Co., Ltd..............................................    61,100   1,155,690
     KAWADA TECHNOLOGIES, Inc.........................................    47,300   3,117,690

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THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
INDUSTRIALS -- (Continued)
     Kawagishi Bridge Works Co., Ltd..................................  11,700 $  258,816
     Kawanishi Warehouse Co., Ltd.....................................   1,700     17,737
     Kawasaki Kinkai Kisen Kaisha, Ltd................................   9,599    257,230
*    Kawasaki Kisen Kaisha, Ltd....................................... 632,300  9,408,578
#    Kawata Manufacturing Co., Ltd....................................  28,600    291,924
     Keihin Co., Ltd..................................................  24,900    298,225
     KFC, Ltd.........................................................   8,700    157,020
     Kimura Chemical Plants Co., Ltd.................................. 110,800    460,621
     Kimura Unity Co., Ltd............................................  23,500    240,362
     King Jim Co., Ltd................................................ 105,700    857,709
# *  Kinki Sharyo Co., Ltd. (The).....................................  26,999    395,681
     Kintetsu World Express, Inc...................................... 293,300  4,743,336
     Kitagawa Corp....................................................  57,700  1,113,389
     Kitano Construction Corp.........................................  26,972    706,463
     Kito Corp........................................................ 160,700  2,445,397
     Kitz Corp........................................................ 623,900  4,251,842
     Kobayashi Metals, Ltd............................................   7,900     22,991
# *  Kobe Electric Railway Co., Ltd...................................  37,299  1,357,918
#    Kobelco Eco-Solutions Co., Ltd...................................  21,399    336,991
     Koike Sanso Kogyo Co., Ltd.......................................  14,500    286,738
     Kokusai Co., Ltd.................................................  51,600    341,077
     Kokuyo Co., Ltd.................................................. 274,725  4,031,425
     KOMAIHALTEC, Inc.................................................  24,900    400,288
     Komatsu Wall Industry Co., Ltd...................................  53,500  1,116,887
     Komori Corp...................................................... 396,800  4,225,209
     Kondotec, Inc.................................................... 129,900  1,172,762
     Konoike Transport Co., Ltd....................................... 202,500  3,086,553
*    Kosaido Co., Ltd................................................. 212,900  1,425,371
     Kozo Keikaku Engineering, Inc....................................  20,700    500,192
#    KRS Corp.........................................................  47,400    841,573
     Kumagai Gumi Co., Ltd............................................ 303,400  9,353,855
     Kyodo Printing Co., Ltd..........................................  52,500  1,330,295
#    Kyokuto Boeki Kaisha, Ltd........................................  45,000    823,293
     Kyokuto Kaihatsu Kogyo Co., Ltd.................................. 237,800  3,186,981
     Kyoritsu Printing Co., Ltd....................................... 199,200    297,383
#    Like Co., Ltd....................................................  63,200  1,032,305
#    Link And Motivation, Inc......................................... 210,200  1,126,522
     Lonseal Corp.....................................................  13,900    213,804
     Maeda Corp....................................................... 930,800  8,638,586
#    Maeda Kosen Co., Ltd............................................. 139,500  2,330,404
     Maeda Road Construction Co., Ltd................................. 245,700  5,285,824
     Maezawa Industries, Inc..........................................  25,300     90,195
     Maezawa Kasei Industries Co., Ltd................................  95,100  1,041,646
     Maezawa Kyuso Industries Co., Ltd................................  74,400  1,473,228
     Makino Milling Machine Co., Ltd.................................. 177,900  8,845,037
     Marufuji Sheet Piling Co., Ltd...................................  11,800    242,361
     Maruka Corp......................................................  43,700    955,722
     Marumae Co., Ltd.................................................  28,300    279,981
#    Maruwa Unyu Kikan Co., Ltd....................................... 149,400  3,284,328
     Maruyama Manufacturing Co., Inc..................................  27,900    326,422
     Maruzen Co., Ltd.................................................  67,300  1,193,727
     Maruzen Showa Unyu Co., Ltd......................................  80,000  2,248,442
#    Matching Service Japan Co., Ltd..................................  52,000    640,940
     Matsuda Sangyo Co., Ltd.......................................... 100,082  1,504,025
#    Matsui Construction Co., Ltd..................................... 146,300  1,142,777
     Max Co., Ltd..................................................... 206,800  3,793,986
     Meidensha Corp................................................... 277,110  5,316,525
     Meiji Electric Industries Co., Ltd...............................  54,800    755,237
     Meiji Shipping Co., Ltd.......................................... 111,000    355,858

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
INDUSTRIALS -- (Continued)
     Meisei Industrial Co., Ltd.......................................   297,400 $ 2,363,355
     Meitec Corp......................................................   216,400  11,280,995
#    Meiwa Corp.......................................................   170,200     910,383
#    Mesco, Inc.......................................................    29,800     253,516
     METAWATER Co., Ltd...............................................    82,500   3,232,958
     Mie Kotsu Group Holdings, Inc....................................   391,400   2,169,864
     Mirait Holdings Corp.............................................   586,235   9,413,178
     Mitani Corp......................................................    73,800   3,707,725
     Mitani Sangyo Co., Ltd...........................................   145,000     445,826
     Mitsubishi Kakoki Kaisha, Ltd....................................    44,100     792,066
     Mitsubishi Logisnext Co., Ltd....................................   219,200   2,358,518
     Mitsubishi Pencil Co., Ltd.......................................    83,600   1,320,052
     Mitsuboshi Belting, Ltd..........................................   167,300   3,147,913
*    Mitsui E&S Holdings Co., Ltd.....................................   653,400   6,613,504
     Mitsui Matsushima Holdings Co., Ltd..............................    65,700     783,413
     Mitsui-Soko Holdings Co., Ltd....................................   173,600   2,814,865
     Mitsumura Printing Co., Ltd......................................     9,300     158,088
     Miyaji Engineering Group, Inc....................................    41,517     791,745
     Mori-Gumi Co., Ltd...............................................    69,500     203,035
     Morita Holdings Corp.............................................   224,500   3,761,518
#    Musashi Co., Ltd.................................................     5,000      94,198
#    NAC Co., Ltd.....................................................    76,500     733,205
     Nachi-Fujikoshi Corp.............................................   113,200   5,417,029
     Nadex Co., Ltd...................................................    40,600     341,869
     Nagase & Co., Ltd................................................   278,900   4,217,258
     Naigai Trans Line, Ltd...........................................    44,400     625,643
     Nakabayashi Co., Ltd.............................................   113,400     567,716
     Nakakita Seisakusho Co., Ltd.....................................     3,700      94,893
#    Nakamoto Packs Co., Ltd..........................................    38,500     534,213
     Nakanishi Manufacturing Co., Ltd.................................     5,700      53,412
     Nakano Corp......................................................   110,600     506,819
     Nakano Refrigerators Co., Ltd....................................       200      12,952
     Namura Shipbuilding Co., Ltd.....................................   420,428   1,173,790
     Narasaki Sangyo Co., Ltd.........................................    25,400     449,075
#    Nexyz Group Corp.................................................    58,000   1,170,674
# *  Nice Holdings, Inc...............................................    50,900     427,572
     Nichias Corp.....................................................   480,100  10,128,253
#    Nichiban Co., Ltd................................................    85,900   1,461,422
     Nichiden Corp....................................................   101,100   1,906,631
     Nichiha Corp.....................................................   213,280   6,132,709
     Nichireki Co., Ltd...............................................   193,700   2,299,116
#    Nihon Dengi Co., Ltd.............................................    30,200     804,968
     Nihon Flush Co., Ltd.............................................    65,800   1,487,262
     Nikkato Corp.....................................................    53,000     397,526
     Nikko Co., Ltd...................................................   180,500   1,107,266
     Nikkon Holdings Co., Ltd.........................................   385,300   9,365,788
     Nippi, Inc.......................................................    11,900     430,444
#    Nippon Air Conditioning Services Co., Ltd........................   205,900   1,380,347
     Nippon Aqua Co., Ltd.............................................     9,900      61,281
#    Nippon Carbon Co., Ltd...........................................    74,000   2,839,191
     Nippon Concept Corp..............................................    43,000     579,579
     Nippon Densetsu Kogyo Co., Ltd...................................   274,900   5,950,676
     Nippon Dry-Chemical Co., Ltd.....................................     4,300      52,222
#    Nippon Filcon Co., Ltd...........................................    15,700      76,657
     Nippon Hume Corp.................................................   167,400   1,263,432
     Nippon Kanzai Co., Ltd...........................................    77,200   1,358,966
     Nippon Koei Co., Ltd.............................................    85,900   2,657,448
     Nippon Parking Development Co., Ltd., Class C.................... 1,557,400   2,365,939
     Nippon Rietec Co., Ltd...........................................     9,300     108,130

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
                                                                        SHARES    VALUE>>
                                                                       --------- ----------
INDUSTRIALS -- (Continued)
     Nippon Road Co., Ltd. (The)......................................    51,100 $3,122,298
     Nippon Seisen Co., Ltd...........................................    24,300    619,468
# *  Nippon Sharyo, Ltd...............................................    54,899  1,397,473
     Nippon Sheet Glass Co., Ltd......................................   772,500  4,839,961
     Nippon Steel Trading Corp........................................   117,460  4,917,786
     Nippon Thompson Co., Ltd.........................................   402,900  1,799,208
     Nippon Tungsten Co., Ltd.........................................     6,699    126,630
     Nishimatsu Construction Co., Ltd.................................   398,600  8,299,205
     Nishi-Nippon Railroad Co., Ltd...................................   185,600  4,306,364
     Nishio Rent All Co., Ltd.........................................   138,000  3,707,391
#    Nissei ASB Machine Co., Ltd......................................    63,900  2,291,193
#    Nissei Corp......................................................    38,900    444,698
     Nissei Plastic Industrial Co., Ltd...............................   169,000  1,744,647
     Nisshinbo Holdings, Inc..........................................   990,480  8,246,510
     Nissin Corp......................................................   109,100  1,726,852
     Nissin Electric Co., Ltd.........................................   384,200  4,497,741
     Nitta Corp.......................................................   160,700  4,687,062
     Nitto Boseki Co., Ltd............................................   140,800  4,292,337
     Nitto Kogyo Corp.................................................   195,500  4,107,493
     Nitto Kohki Co., Ltd.............................................    80,100  1,727,745
     Nitto Seiko Co., Ltd.............................................   201,200  1,131,260
     Nittoc Construction Co., Ltd.....................................   170,600  1,124,706
     NJS Co., Ltd.....................................................    42,800    662,324
#    nms Holdings Co..................................................    44,200    165,129
     Noda Corp........................................................   145,800  1,057,792
     Nomura Co., Ltd..................................................   637,600  7,869,152
     Noritake Co., Ltd................................................    74,500  3,422,649
     Noritsu Koki Co., Ltd............................................   154,700  2,232,278
     Noritz Corp......................................................   221,400  2,736,926
#    NS Tool Co., Ltd.................................................    61,700  1,202,961
     NS United Kaiun Kaisha, Ltd......................................    67,800  1,535,317
     NTN Corp......................................................... 3,034,100  9,407,385
     Obara Group, Inc.................................................    90,600  3,377,563
     Ochi Holdings Co., Ltd...........................................     8,900    117,788
#    Odawara Engineering Co., Ltd.....................................     6,500    157,912
     Odelic Co., Ltd..................................................    27,800  1,022,155
#    Ohba Co., Ltd....................................................    89,000    632,064
     Ohmoto Gumi Co., Ltd.............................................     4,100    184,109
     Oiles Corp.......................................................   177,470  2,698,720
     Okabe Co., Ltd...................................................   291,100  2,464,657
     Okada Aiyon Corp.................................................    42,800    531,754
#    Okamoto Machine Tool Works, Ltd..................................    21,699    558,709
     Okamura Corp.....................................................   475,200  4,765,544
#    OKK Corp.........................................................    28,700    197,118
     OKUMA Corp.......................................................   105,400  6,297,670
     Okumura Corp.....................................................   247,480  7,010,010
     Onoken Co., Ltd..................................................   128,700  1,687,656
     Organo Corp......................................................    53,300  2,914,263
     Oriental Consultants Holdings Co., Ltd...........................     6,100    114,177
     Origin Co., Ltd..................................................    27,600    383,760
     OSG Corp.........................................................   243,700  5,212,619
     OSJB Holdings Corp............................................... 1,041,700  2,536,145
     Outsourcing, Inc.................................................   822,100  8,849,066
     Oyo Corp.........................................................   167,200  1,915,552
     Paraca, Inc......................................................    37,900    702,605
     Parker Corp......................................................    34,000    152,690
*    Pasco Corp.......................................................     7,800     82,138
#    Pasona Group, Inc................................................   134,900  1,925,662
     Pegasus Sewing Machine Manufacturing Co., Ltd....................   150,600    753,105

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
                                                                        SHARES     VALUE>>
                                                                       --------- -----------
INDUSTRIALS -- (Continued)
     Penta-Ocean Construction Co., Ltd................................ 1,716,400 $10,529,135
# *  Phil Co., Inc....................................................    10,900     373,847
     Pilot Corp.......................................................    32,800   1,330,290
     Prestige International, Inc......................................   800,200   6,623,049
     Pronexus, Inc....................................................   124,000   1,455,001
     PS Mitsubishi Construction Co., Ltd..............................   244,400   1,748,516
     Punch Industry Co., Ltd..........................................   107,900     536,982
     Quick Co., Ltd...................................................    77,900   1,102,665
     Raito Kogyo Co., Ltd.............................................   315,200   5,009,443
#    Rasa Corp........................................................    63,200     504,850
     Relia, Inc.......................................................   252,900   3,301,928
     Rheon Automatic Machinery Co., Ltd...............................   152,100   2,312,551
     Rix Corp.........................................................    17,300     253,079
# *  Rozetta Corp.....................................................    22,800     766,871
     Ryobi, Ltd.......................................................   181,040   3,369,548
     S LINE Co., Ltd..................................................    23,800     213,757
     Sakai Heavy Industries, Ltd......................................    24,500     707,247
     Sakai Moving Service Co., Ltd....................................    86,600   5,170,369
# *  Sanix, Inc.......................................................   146,200     518,437
     Sanki Engineering Co., Ltd.......................................   337,700   4,113,079
     Sanko Gosei, Ltd.................................................   139,300     548,598
     Sanko Metal Industrial Co., Ltd..................................    17,700     429,435
     Sankyo Tateyama, Inc.............................................   212,200   2,311,809
     Sanoyas Holdings Corp............................................   159,500     290,564
#    Sansei Technologies, Inc.........................................    88,000     753,144
#    Sansha Electric Manufacturing Co., Ltd...........................    66,700     473,575
     Sanyo Denki Co., Ltd.............................................    44,100   2,058,853
     Sanyo Engineering & Construction, Inc............................    78,500     532,127
     Sanyo Industries, Ltd............................................     9,900     183,351
     Sanyo Trading Co., Ltd...........................................    80,000   1,592,695
#    Sata Construction Co., Ltd.......................................    91,299     367,419
     Sato Holdings Corp...............................................   214,300   6,308,228
#    Sato Shoji Corp..................................................    93,000     782,231
     Sawafuji Electric Co., Ltd.......................................     1,900      32,738
     SBS Holdings, Inc................................................   152,500   2,506,369
#    SEC Carbon, Ltd..................................................    10,900     837,331
#    Secom Joshinetsu Co., Ltd........................................    33,600   1,098,916
#    Seibu Electric & Machinery Co., Ltd..............................    10,300      95,544
     Seika Corp.......................................................    67,000     850,455
     Seikitokyu Kogyo Co., Ltd........................................   211,530   1,516,656
     Sekisui Jushi Corp...............................................   223,200   4,570,486
     Senko Group Holdings Co., Ltd....................................   900,100   7,240,023
#    Senshu Electric Co., Ltd.........................................    54,700   1,433,645
     Shibusawa Warehouse Co., Ltd. (The)..............................    62,200   1,208,535
     Shibuya Corp.....................................................   100,800   2,749,705
     Shima Seiki Manufacturing, Ltd...................................   212,300   5,076,025
     Shin Nippon Air Technologies Co., Ltd............................   116,680   2,318,211
#    Shin-Keisei Electric Railway Co., Ltd............................    42,999     873,517
     Shinki Bus Co., Ltd..............................................     1,900      66,935
     Shinmaywa Industries, Ltd........................................   707,200   8,712,038
     Shinnihon Corp...................................................   208,700   1,639,382
     Shinsho Corp.....................................................    36,300     859,505
     Shinwa Co., Ltd..................................................    70,100   1,588,909
# *  Shoko Co., Ltd...................................................    44,400     265,830
#    Showa Aircraft Industry Co., Ltd.................................    48,937     633,573
#    SIGMAXYZ, Inc....................................................   138,400   1,883,704
     Sinfonia Technology Co., Ltd.....................................   173,200   2,127,391
     Sinko Industries, Ltd............................................   151,700   2,569,159
     Sintokogio, Ltd..................................................   328,700   3,170,798

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CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDUSTRIALS -- (Continued)
    SMS Co., Ltd.....................................................   398,300 $9,765,014
#   Soda Nikka Co., Ltd..............................................   126,500    786,823
    Sodick Co., Ltd..................................................   214,900  1,858,640
    Space Co., Ltd...................................................   100,062  1,159,287
#   S-Pool, Inc......................................................   301,000  1,809,735
    Star Micronics Co., Ltd..........................................   276,300  4,238,809
    Subaru Enterprise Co., Ltd.......................................     8,500    569,218
#   Sugimoto & Co., Ltd..............................................    70,500  1,322,545
    Sumiseki Holdings, Inc...........................................   476,200    608,890
    Sumitomo Densetsu Co., Ltd.......................................   129,500  2,704,293
    Sumitomo Mitsui Construction Co., Ltd............................ 1,421,640  8,068,021
*   Sumitomo Precision Products Co., Ltd.............................    21,584    705,978
    Sumitomo Warehouse Co., Ltd. (The)...............................   473,900  6,422,546
    Suzumo Machinery Co., Ltd........................................     2,200     28,777
    SWCC Showa Holdings Co., Ltd.....................................    98,700    856,782
#   Tacmina Corp.....................................................    14,700    223,746
#   Tadano, Ltd......................................................   825,100  7,478,907
    Taihei Dengyo Kaisha, Ltd........................................   122,900  2,899,713
    Taiheiyo Kouhatsu, Inc...........................................    44,200    340,404
    Taikisha, Ltd....................................................   184,900  5,981,182
    Taisei Oncho Co., Ltd............................................    14,200    253,129
    Takadakiko Co., Ltd..............................................     7,500    180,101
#   Takagi Seiko Corp................................................     2,300     67,073
    Takamatsu Construction Group Co., Ltd............................   107,800  2,594,020
#   Takamatsu Machinery Co., Ltd.....................................    41,800    334,411
    Takamiya Co., Ltd................................................   128,600    837,279
    Takano Co., Ltd..................................................    61,800    462,388
    Takaoka Toko Co., Ltd............................................    59,620    676,464
    Takara Printing Co., Ltd.........................................    22,155    357,257
    Takara Standard Co., Ltd.........................................   267,900  4,698,491
    Takasago Thermal Engineering Co., Ltd............................   350,100  6,333,768
    Takashima & Co., Ltd.............................................    26,600    428,458
    Takeei Corp......................................................   162,900  1,891,561
    Takeuchi Manufacturing Co., Ltd..................................   294,700  4,605,075
#   Takigami Steel Construction Co., Ltd. (The)......................     5,300    241,899
    Takisawa Machine Tool Co., Ltd...................................    45,100    560,936
    Takuma Co., Ltd..................................................   303,000  3,605,673
    Tanabe Consulting Co., Ltd.......................................     1,200     13,798
#   Tanabe Engineering Corp..........................................    39,500    282,670
    Tanseisha Co., Ltd...............................................   317,149  3,334,056
    Tatsuta Electric Wire and Cable Co., Ltd.........................   317,600  1,741,642
    TECHNO ASSOCIE Co., Ltd..........................................    56,800    504,596
    Techno Ryowa, Ltd................................................    71,390    525,267
    Techno Smart Corp................................................    49,500    500,952
    TechnoPro Holdings, Inc..........................................     7,200    442,842
    Teikoku Electric Manufacturing Co., Ltd..........................   134,500  1,569,488
    Teikoku Sen-I Co., Ltd...........................................   118,600  2,182,270
    Tekken Corp......................................................    99,000  2,654,245
    Tenox Corp.......................................................    22,500    176,058
    Teraoka Seisakusho Co., Ltd......................................    76,000    351,245
    Terasaki Electric Co., Ltd.......................................    24,400    209,802
    Toa Corp.........................................................   117,000  1,574,043
    TOA ROAD Corp....................................................    27,300    903,544
    Toba, Inc........................................................     9,800    269,496
    Tobishima Corp...................................................   151,070  2,025,890
    Tocalo Co., Ltd..................................................   474,700  4,679,912
    Toda Corp........................................................   543,200  3,393,122
    Toenec Corp......................................................    58,600  1,911,646
#   Togami Electric Manufacturing Co., Ltd...........................    17,800    291,447

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CONTINUED


                                                                       SHARES    VALUE>>
                                                                       ------- -----------
INDUSTRIALS -- (Continued)
     TOKAI Holdings Corp.............................................. 743,300 $ 7,289,876
     Tokai Lease Co., Ltd.............................................  19,300     294,120
     Tokyo Energy & Systems, Inc...................................... 184,200   1,717,636
#    Tokyo Keiki, Inc.................................................  69,022     607,494
     Tokyo Sangyo Co., Ltd............................................ 146,700     764,707
     Tokyu Construction Co., Ltd...................................... 661,700   5,240,922
     Toli Corp........................................................ 289,200     780,509
     Tomoe Corp....................................................... 162,200     630,275
#    Tomoe Engineering Co., Ltd.......................................  59,500   1,295,034
     Tonami Holdings Co., Ltd.........................................  40,900   1,887,464
     Toppan Forms Co., Ltd............................................ 366,900   3,667,473
     Torishima Pump Manufacturing Co., Ltd............................ 143,800   1,369,319
     Toshiba Machine Co., Ltd......................................... 157,000   3,513,239
     Toshiba Plant Systems & Services Corp............................ 188,250   3,678,177
     Totech Corp......................................................  57,000   1,240,580
     Totetsu Kogyo Co., Ltd........................................... 193,200   6,023,184
     Totoku Electric Co., Ltd.........................................  17,700     357,617
     Toyo Construction Co., Ltd....................................... 602,300   2,830,085
     Toyo Denki Seizo K.K.............................................  41,250     596,427
# *  Toyo Engineering Corp............................................ 221,078   1,408,169
#    Toyo Logistics Co., Ltd..........................................  85,100     255,048
     Toyo Machinery & Metal Co., Ltd.................................. 109,300     588,832
     Toyo Tanso Co., Ltd..............................................  88,000   2,079,221
#    Toyo Wharf & Warehouse Co., Ltd..................................  41,300     542,227
     Trancom Co., Ltd.................................................  56,800   3,748,531
#    Trinity Industrial Corp..........................................  36,000     255,395
#    Trusco Nakayama Corp............................................. 154,100   3,725,971
     Trust Tech, Inc.................................................. 158,000   2,002,613
     Tsubaki Nakashima Co., Ltd....................................... 336,200   5,722,858
     Tsubakimoto Chain Co............................................. 208,840   7,135,204
#    Tsubakimoto Kogyo Co., Ltd.......................................  28,800   1,182,155
     Tsudakoma Corp...................................................  31,998     369,276
#    Tsugami Corp..................................................... 336,300   3,107,018
     Tsukishima Kikai Co., Ltd........................................ 210,100   3,236,258
     Tsurumi Manufacturing Co., Ltd................................... 141,900   2,797,313
     Uchida Yoko Co., Ltd.............................................  69,900   2,746,805
#    Ueki Corp........................................................  34,800     846,317
     Union Tool Co....................................................  52,300   1,666,762
     Ushio, Inc....................................................... 973,200  14,544,315
#    UT Group Co., Ltd................................................ 204,000   5,067,274
     Utoc Corp........................................................ 102,200     527,634
     Waida Manufacturing Co., Ltd.....................................   4,300      57,275
     Wakachiku Construction Co., Ltd..................................  99,200   1,507,474
     Wakita & Co., Ltd................................................ 294,800   2,979,839
     WDB Holdings Co., Ltd............................................  65,900   1,675,036
     Weathernews, Inc.................................................  40,600   1,282,088
     Will Group, Inc.................................................. 105,800     969,354
#    World Holdings Co., Ltd..........................................  46,600     780,555
     Yahagi Construction Co., Ltd..................................... 200,200   1,420,533
     YAMABIKO Corp.................................................... 259,528   2,946,196
#    YAMADA Consulting Group Co., Ltd.................................  78,800   1,420,619
#    Yamashina Corp................................................... 224,200     144,887
#    Yamato Corp...................................................... 124,100     840,536
#    Yamaura Corp.....................................................  47,100     380,323
     Yamazen Corp..................................................... 465,300   4,296,031
     Yasuda Logistics Corp............................................ 122,200   1,094,852
     Yokogawa Bridge Holdings Corp.................................... 239,000   4,375,369
     Yondenko Corp....................................................  27,360     700,257
     Yuasa Trading Co., Ltd........................................... 128,600   3,989,533

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THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES      VALUE>>
                                                                       --------- --------------
INDUSTRIALS -- (Continued)
     Yuken Kogyo Co., Ltd.............................................    24,000 $      381,523
#    Yumeshin Holdings Co., Ltd.......................................   362,700      3,232,078
     Yurtec Corp......................................................   277,500      1,715,872
     Zaoh Co., Ltd....................................................    23,400        320,058
#    Zenitaka Corp. (The).............................................    19,600        771,578
     Zuiko Corp.......................................................    29,000        896,218
                                                                                 --------------
TOTAL INDUSTRIALS.....................................................            1,132,240,688
                                                                                 --------------
INFORMATION TECHNOLOGY -- (12.9%)
     A&D Co., Ltd.....................................................   141,000      1,089,616
     Access Co., Ltd..................................................   208,000      1,955,383
     Ad-sol Nissin Corp...............................................    43,000        954,940
#    Adtec Plasma Technology Co., Ltd.................................    30,700        311,549
     AGS Corp.........................................................    11,600         86,085
     Ai Holdings Corp.................................................   304,600      5,520,455
     Aichi Tokei Denki Co., Ltd.......................................    18,900        716,163
     Aiphone Co., Ltd.................................................    74,900      1,292,968
     Alpha Systems, Inc...............................................    60,520      1,565,668
     Amano Corp.......................................................   199,700      5,904,468
     AOI Electronics Co., Ltd.........................................    31,400        688,112
     Argo Graphics, Inc...............................................   122,200      3,377,558
#    Arisawa Manufacturing Co., Ltd...................................   223,500      2,229,931
     ArtSpark Holdings, Inc...........................................    48,100        282,685
     Asahi Intelligence Service Co., Ltd..............................     1,300         14,053
     Aval Data Corp...................................................    26,000        441,506
     Avant Corp.......................................................    57,900      1,267,303
*    Axell Corp.......................................................    44,900        263,260
     Azia Co., Ltd....................................................    14,300        166,820
# *  BrainPad, Inc....................................................     7,200        378,098
     Broadleaf Co., Ltd...............................................   722,700      4,060,352
     Business Brain Showa-Ota, Inc....................................    13,300        339,477
     CAC Holdings Corp................................................    96,400      1,230,190
     Canon Electronics, Inc...........................................   147,700      2,765,200
     Capital Asset Planning, Inc......................................    13,200        157,088
     CDS Co., Ltd.....................................................    18,800        245,079
     Chino Corp.......................................................    47,400        630,160
     Citizen Watch Co., Ltd........................................... 1,362,700      7,244,868
     CMK Corp.........................................................   395,200      2,394,210
     Computer Engineering & Consulting, Ltd...........................   177,000      3,213,872
     Computer Institute of Japan, Ltd.................................   105,000        896,693
     Comture Corp.....................................................   165,000      3,136,304
     CONEXIO Corp.....................................................   128,600      1,778,413
#    Core Corp........................................................    45,800        603,467
     Cresco, Ltd......................................................    41,500      1,320,018
*    CRI Middleware Co., Ltd..........................................     8,500        141,135
#    Cube System, Inc.................................................    60,600        441,972
     Cyber Com Co., Ltd...............................................    15,800        277,389
     Cybernet Systems Co., Ltd........................................    55,000        359,456
     Cybozu, Inc......................................................   147,700      1,513,763
#    Dai-ichi Seiko Co., Ltd..........................................    82,700      2,051,241
#    Daiko Denshi Tsushin, Ltd........................................    37,200        286,151
     Daishinku Corp...................................................    64,099        640,341
     Daitron Co., Ltd.................................................    54,400        736,247
     Daiwabo Holdings Co., Ltd........................................   140,700      6,148,041
*    DDS, Inc.........................................................     6,800         20,944
     Denki Kogyo Co., Ltd.............................................    76,700      2,357,386
     Densan System Co., Ltd...........................................    52,000      1,419,894
     Dexerials Corp...................................................   469,900      4,147,994
     Digital Arts, Inc................................................    88,000      5,167,155

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CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
     Digital Garage, Inc..............................................  80,700 $2,641,691
#    Digital Hearts Holdings Co., Ltd................................. 109,300    904,388
#    Digital Information Technologies Corp............................  54,900    836,268
#    DKK-Toa Corp.....................................................  28,300    219,327
     Double Standard, Inc.............................................  14,000    679,754
     DTS Corp......................................................... 332,400  7,039,701
     Ebase Co., Ltd...................................................  29,800    324,944
# *  E-Guardian, Inc..................................................  74,000  1,174,517
     Eizo Corp........................................................ 132,900  4,942,734
     Elecom Co., Ltd.................................................. 141,200  5,482,959
     Elematec Corp.................................................... 122,942  1,182,628
#    Enomoto Co., Ltd.................................................  30,200    326,740
     Enplas Corp......................................................  65,800  2,111,263
     ESPEC Corp....................................................... 166,000  2,997,298
     Excel Co., Ltd...................................................  56,000    647,766
     Fenwal Controls of Japan, Ltd....................................  21,600    276,743
     Ferrotec Holdings Corp........................................... 264,900  2,627,281
# *  FFRI, Inc........................................................  20,500    534,358
#    Fixstars Corp.................................................... 115,700  1,733,766
     Focus Systems Corp...............................................  22,500    184,661
#    Forval Corp......................................................  53,900    500,421
#    Fronteo, Inc..................................................... 118,100    346,282
     FTGroup Co., Ltd.................................................  67,000    882,632
     Fuji Soft, Inc...................................................  42,500  1,851,340
     Fujitsu Frontech, Ltd............................................  88,800    786,134
     Fukui Computer Holdings, Inc.....................................  53,500  1,430,103
     Furuno Electric Co., Ltd......................................... 197,800  2,044,496
#    Furuya Metal Co., Ltd............................................   7,600    343,079
     Future Corp...................................................... 150,800  2,461,476
     Future Innovation Group, Inc.....................................  11,900     35,481
#    Geomatec Co., Ltd................................................  29,900    200,983
     GL Sciences, Inc.................................................  46,700    639,260
#    Glosel Co., Ltd.................................................. 118,700    484,479
#    GMO Cloud K.K....................................................  19,300    480,920
     GMO internet, Inc................................................ 202,300  3,399,616
     GMO Pepabo, Inc..................................................   7,300    158,334
# *  Gunosy, Inc......................................................  44,800    734,903
     Hagiwara Electric Holdings Co., Ltd..............................  51,100  1,368,459
     Hakuto Co., Ltd.................................................. 100,600  1,201,992
     Hibino Corp......................................................  26,900    590,694
     Hioki EE Corp....................................................  70,900  2,482,660
     Hochiki Corp..................................................... 123,600  1,726,277
#    Hokuriku Electric Industry Co., Ltd..............................  48,200    516,797
     Honda Tsushin Kogyo Co., Ltd..................................... 113,800    551,811
     Hosiden Corp..................................................... 423,800  4,452,073
     Ibiden Co., Ltd..................................................   6,978    161,127
     Icom, Inc........................................................  79,000  1,788,023
     ID Holdings Corp.................................................  52,100    649,110
     Ikegami Tsushinki Co., Ltd.......................................  40,799    429,502
     Ines Corp........................................................ 166,100  1,868,757
     I-Net Corp.......................................................  80,390  1,034,459
     Infocom Corp..................................................... 188,000  3,922,121
     Infomart Corp.................................................... 456,500  6,872,905
     Information Services International-Dentsu, Ltd...................  90,700  3,149,309
     Innotech Corp.................................................... 116,200  1,015,323
#    Intelligent Wave, Inc............................................  36,600    256,146
#    Inter Action Corp................................................  27,600    562,444
     I-O Data Device, Inc.............................................  57,800    489,804
     Iriso Electronics Co., Ltd....................................... 157,000  7,762,458

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CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
INFORMATION TECHNOLOGY -- (Continued)
#    ISB Corp.........................................................    15,300 $  230,093
     Itfor, Inc.......................................................   164,700  1,347,447
     Iwatsu Electric Co., Ltd.........................................    68,500    511,161
     Japan Aviation Electronics Industry, Ltd.........................   382,900  7,132,970
     Japan Cash Machine Co., Ltd......................................   154,800  1,384,088
# *  Japan Display, Inc............................................... 3,483,900  2,035,533
#    Japan Electronic Materials Corp..................................    51,800    342,444
     Japan Material Co., Ltd..........................................   486,600  6,811,134
     Jastec Co., Ltd..................................................    85,300    905,791
     JBCC Holdings, Inc...............................................   117,800  1,962,448
     JFE Systems, Inc.................................................     2,100     59,602
*    JIG-SAW, Inc.....................................................    26,700  1,101,266
     Justsystems Corp.................................................    44,500  1,829,679
     Kaga Electronics Co., Ltd........................................   133,600  2,589,667
     Kanematsu Electronics, Ltd.......................................    89,400  2,784,330
     KEL Corp.........................................................    27,900    215,656
     Koa Corp.........................................................   172,100  2,162,689
     KSK Co., Ltd.....................................................     3,000     50,676
#    Kyoden Co., Ltd..................................................   116,100    332,363
     Kyosan Electric Manufacturing Co., Ltd...........................   319,900  1,500,929
     Kyowa Electronic Instruments Co., Ltd............................   146,000    585,391
#    LAC Co., Ltd.....................................................   100,100  1,200,563
     Lecip Holdings Corp..............................................     6,800     41,815
     Macnica Fuji Electronics Holdings, Inc...........................   389,750  6,606,563
     Mamezou Holdings Co., Ltd........................................   129,000  2,114,713
     Marubun Corp.....................................................   112,200    638,417
     Maruwa Co., Ltd..................................................    70,000  4,561,451
     Maxell Holdings, Ltd.............................................   396,400  5,471,030
     MCJ Co., Ltd.....................................................   543,600  3,587,532
     Megachips Corp...................................................   112,800  2,135,201
#    Meiko Electronics Co., Ltd.......................................   179,500  2,943,901
     Melco Holdings, Inc..............................................    14,300    384,520
# *  Metaps, Inc......................................................    12,800    112,713
#    Micronics Japan Co., Ltd.........................................   223,800  2,093,755
     Mimaki Engineering Co., Ltd......................................   136,300    683,431
     Mimasu Semiconductor Industry Co., Ltd...........................   122,681  2,396,304
     Miraial Co., Ltd.................................................    48,800    664,247
     Miroku Jyoho Service Co., Ltd....................................   140,300  3,698,013
#    Mitachi Co., Ltd.................................................    17,900    123,307
     Mitsubishi Research Institute, Inc...............................    56,200  1,989,971
     Mitsui High-Tec, Inc.............................................   137,200  2,359,225
     Mutoh Holdings Co., Ltd..........................................    14,600    242,828
     Nagano Keiki Co., Ltd............................................    96,400    662,741
     Nakayo, Inc......................................................    77,100  1,197,699
     NEC Networks & System Integration Corp...........................   176,700  5,577,360
#    Neos Corp........................................................     8,600     62,427
#    NF Corp..........................................................    23,700    532,325
     Nichicon Corp....................................................   397,800  3,914,584
# *  Nihon Dempa Kogyo Co., Ltd.......................................   121,600    513,073
     Nihon Denkei Co., Ltd............................................    31,800    379,427
#    Nippon Chemi-Con Corp............................................    83,600  1,381,850
#    Nippon Computer Dynamics Co., Ltd................................    38,600    287,783
     Nippon Electric Glass Co., Ltd...................................    17,436    392,773
#    Nippon Information Development Co., Ltd..........................    12,600    150,678
#    Nippon Kodoshi Corp..............................................    56,200    735,197
     Nippon Signal Co., Ltd...........................................   372,300  4,290,231
     Nippon Systemware Co., Ltd.......................................    56,800  1,375,290
     Nissha Co., Ltd..................................................   253,600  2,641,164
     Nohmi Bosai, Ltd.................................................   167,400  3,484,897

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CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
     NSD Co., Ltd..................................................... 293,480 $9,046,407
     NuFlare Technology, Inc..........................................  35,800  2,667,202
#    Ohara, Inc.......................................................  35,900    493,595
#    Ohizumi Manufacturing Co., Ltd...................................  27,100    188,138
# *  Okaya Electric Industries Co., Ltd...............................  77,800    283,910
     Oki Electric Industry Co., Ltd................................... 699,800  9,391,632
#    ONO Sokki Co., Ltd...............................................  37,400    179,252
     Optex Group Co., Ltd............................................. 271,520  4,160,003
#    Oro Co., Ltd.....................................................  15,800    412,515
     Osaki Electric Co., Ltd.......................................... 324,800  2,248,864
     Oval Corp........................................................  35,600     81,386
     Paltek Corp......................................................  38,500    189,011
#    PCA Corp.........................................................   2,300     81,082
     PCI Holdings, Inc................................................  15,400    305,102
     Poletowin Pitcrew Holdings, Inc.................................. 226,000  2,188,086
#    Pro-Ship, Inc....................................................  41,700    496,841
     Rakus Co., Ltd................................................... 260,600  3,910,137
#    RECOMM Co., Ltd.................................................. 404,200    496,980
*    Remixpoint, Inc..................................................  22,000     40,432
     Restar Holdings Corp............................................. 161,100  2,737,617
     Riken Keiki Co., Ltd............................................. 113,500  2,228,961
     Riso Kagaku Corp................................................. 177,600  2,918,009
     Roland DG Corp................................................... 105,700  2,077,087
     Rorze Corp.......................................................  77,400  2,628,366
#    RS Technologies Co., Ltd.........................................  27,300  1,113,947
     Ryoden Corp...................................................... 110,600  1,674,192
     Ryosan Co., Ltd.................................................. 187,200  4,860,198
     Ryoyo Electro Corp............................................... 168,200  2,985,092
#    Saison Information Systems Co., Ltd..............................  24,800    477,564
     Sakura Internet, Inc............................................. 155,700    916,045
     Samco, Inc.......................................................  14,700    144,289
     Sanken Electric Co., Ltd......................................... 193,200  4,535,115
     Sanshin Electronics Co., Ltd..................................... 150,100  2,141,710
#    Satori Electric Co., Ltd.........................................  90,380    769,293
     Saxa Holdings, Inc...............................................  32,600    558,346
#    SB Technology Corp...............................................  74,000  1,419,368
     Scala, Inc....................................................... 120,700  1,001,889
     Seikoh Giken Co., Ltd............................................  19,900    638,832
     SEMITEC Corp.....................................................   5,500    165,200
#    Shibaura Electronics Co., Ltd....................................  58,000  1,721,498
     Shibaura Mechatronics Corp.......................................  31,800  1,057,796
# *  SHIFT, Inc.......................................................  41,800  2,384,317
     Shindengen Electric Manufacturing Co., Ltd.......................  54,800  1,862,401
     Shinko Electric Industries Co., Ltd.............................. 566,300  5,526,749
     Shinko Shoji Co., Ltd............................................ 314,200  2,693,475
     Shizuki Electric Co., Inc........................................ 127,100    697,986
#    Showa Shinku Co., Ltd............................................  25,400    341,648
     Sigma Koki Co., Ltd..............................................  31,600    386,568
#    Siix Corp........................................................ 242,700  3,679,741
#    SK-Electronics Co., Ltd..........................................  64,100  1,300,835
     SMK Corp.........................................................  37,099  1,070,268
     Softbrain Co., Ltd............................................... 111,300    572,930
     Softcreate Holdings Corp.........................................  58,200  1,015,916
     Soliton Systems K.K..............................................  51,700    465,567
#    Soshin Electric Co., Ltd.........................................  58,400    251,342
     Sourcenext Corp.................................................. 364,000  1,628,304
     SRA Holdings.....................................................  75,600  1,833,039
#    Sumida Corp...................................................... 206,049  2,302,483
     Sun-Wa Technos Corp..............................................  82,000    801,520

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CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
     Suzuki Co., Ltd..................................................    77,300 $    560,868
#    System Information Co., Ltd......................................    54,800      495,026
     System Research Co., Ltd.........................................    27,200      493,451
     Systemsoft Corp..................................................   255,800      277,530
     Systena Corp.....................................................   564,200    8,107,168
     Tachibana Eletech Co., Ltd.......................................   129,360    2,165,082
#    Takachiho Koheki Co., Ltd........................................    38,500      404,929
#    TAKEBISHI Corp...................................................    53,100      703,093
     Tamura Corp......................................................   651,300    3,730,084
#    Tazmo Co., Ltd...................................................    39,500      469,658
#    TDC Soft, Inc....................................................   111,300      918,035
     TechMatrix Corp..................................................   116,800    2,614,636
     Techno Horizon Holdings Co., Ltd.................................    56,700      234,497
     Tecnos Japan, Inc................................................   112,200      560,010
     Teikoku Tsushin Kogyo Co., Ltd...................................    53,800      600,291
*    Terilogy Co., Ltd................................................     8,800       60,160
     TESEC Corp.......................................................    19,400      205,899
     TKC Corp.........................................................   119,000    5,012,990
     Tokyo Electron Device, Ltd.......................................    45,600      872,329
     Tokyo Seimitsu Co., Ltd..........................................   315,100   10,120,723
#    Tomen Devices Corp...............................................    15,300      374,444
     Topcon Corp......................................................   862,100   11,887,112
#    Torex Semiconductor, Ltd.........................................    45,500      608,765
     Toshiba TEC Corp.................................................   211,100    7,613,433
     Toukei Computer Co., Ltd.........................................    23,210      709,161
     Towa Corp........................................................   171,400    1,685,585
     Toyo Corp........................................................   165,500    1,705,064
     Tri Chemical Laboratories, Inc...................................    39,400    2,572,516
#    Tsuzuki Denki Co., Ltd...........................................    42,800      477,972
     Ubicom Holdings, Inc.............................................    12,500      163,553
     Ulvac, Inc.......................................................   237,200   10,377,361
#    UMC Electronics Co., Ltd.........................................    52,700      232,367
     Uniden Holdings Corp.............................................    44,000      798,349
     UNIRITA, Inc.....................................................     8,100      130,839
     UNITED, Inc......................................................    24,200      265,886
#    V Technology Co., Ltd............................................    77,200    4,592,945
#    VINX Corp........................................................    11,500      122,002
     Wacom Co., Ltd................................................... 1,124,700    4,186,178
     YAC Holdings Co., Ltd............................................    87,500      677,425
# *  Yamaha Motor Robotics Holdings Co., Ltd..........................    88,400      491,495
#    Yamaichi Electronics Co., Ltd....................................   153,400    2,073,550
#    Yashima Denki Co., Ltd...........................................   131,200    1,077,891
     Yokowo Co., Ltd..................................................   105,200    3,031,021
     Zuken, Inc.......................................................   113,200    2,398,203
                                                                                 ------------
TOTAL INFORMATION TECHNOLOGY..........................................            489,542,108
                                                                                 ------------
MATERIALS -- (10.1%)
     Achilles Corp....................................................   109,000    1,770,869
     ADEKA Corp.......................................................   665,700    9,526,870
     Aichi Steel Corp.................................................    81,700    2,658,976
     Arakawa Chemical Industries, Ltd.................................   132,600    1,942,621
#    Araya Industrial Co., Ltd........................................    26,500      393,009
     Asahi Holdings, Inc..............................................   299,850    6,980,615
     Asahi Printing Co., Ltd..........................................    25,700      249,585
     Asahi Yukizai Corp...............................................    98,600    1,391,132
     Asahipen Corp....................................................     2,100       32,989
     Asia Pile Holdings Corp..........................................   220,000    1,189,375
     C Uyemura & Co., Ltd.............................................    35,900    2,222,157
     Carlit Holdings Co., Ltd.........................................   139,400      808,018

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CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MATERIALS -- (Continued)
    Chuetsu Pulp & Paper Co., Ltd....................................    49,900 $  765,762
*   Chugai Mining Co., Ltd...........................................   652,700    127,283
    Chugoku Marine Paints, Ltd.......................................   478,100  4,622,448
    CI Takiron Corp..................................................   324,200  1,952,725
#   CK-San-Etsu Co., Ltd.............................................    21,200    575,751
    Dai Nippon Toryo Co., Ltd........................................   145,500  1,473,984
    Daido Steel Co., Ltd.............................................    80,900  3,530,315
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................   130,800  1,022,769
    Daiken Corp......................................................    93,900  1,691,066
    Daiki Aluminium Industry Co., Ltd................................   202,100  1,350,056
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........    93,400  2,810,752
    Daio Paper Corp..................................................   290,600  3,873,614
    DKS Co., Ltd.....................................................    68,800  2,233,227
    Dowa Holdings Co., Ltd...........................................    92,500  3,193,486
    Dynapac Co., Ltd.................................................     8,500    114,534
    Fuji Seal International, Inc.....................................   106,400  2,642,944
    Fujikura Kasei Co., Ltd..........................................   184,200    959,033
    Fujimi, Inc......................................................     1,100     28,673
    Fujimori Kogyo Co., Ltd..........................................   120,900  4,274,555
    Fuso Chemical Co., Ltd...........................................   142,200  3,670,167
    Geostr Corp......................................................   111,400    428,320
    Godo Steel, Ltd..................................................    67,700  1,463,099
    Gun-Ei Chemical Industry Co., Ltd................................    31,600    737,936
    Hakudo Co., Ltd..................................................    48,200    612,562
    Harima Chemicals Group, Inc......................................   106,100  1,182,968
    Hodogaya Chemical Co., Ltd.......................................    44,900  1,691,081
    Hokkan Holdings, Ltd.............................................    56,100    904,582
    Hokko Chemical Industry Co., Ltd.................................   139,100    769,423
    Hokuetsu Corp.................................................... 1,042,799  5,310,764
    Honshu Chemical Industry Co., Ltd................................    28,200    322,058
    Ise Chemicals Corp...............................................    14,800    443,335
#   Ishihara Chemical Co., Ltd.......................................    35,500    574,513
    Ishihara Sangyo Kaisha, Ltd......................................   222,050  2,292,423
    Ishizuka Glass Co., Ltd..........................................    16,100    320,229
    JCU Corp.........................................................   181,800  4,454,876
    JSP Corp.........................................................   102,700  1,903,607
    Kaneka Corp......................................................    20,900    695,731
    Kanto Denka Kogyo Co., Ltd.......................................   335,900  2,969,865
    Katakura & Co-op Agri Corp.......................................    21,500    241,950
    KeePer Technical Laboratory Co., Ltd.............................    51,000    723,133
    KH Neochem Co., Ltd..............................................   234,500  5,710,529
    Kimoto Co., Ltd..................................................   247,400    387,476
    Koatsu Gas Kogyo Co., Ltd........................................   225,193  1,782,310
    Kobe Steel, Ltd.................................................. 1,250,100  6,721,190
    Kohsoku Corp.....................................................    72,200    862,573
    Konishi Co., Ltd.................................................   260,700  3,679,929
    Konoshima Chemical Co., Ltd......................................    39,000    315,800
    Krosaki Harima Corp..............................................    41,200  2,207,560
    Kumiai Chemical Industry Co., Ltd................................   564,787  5,222,990
#   Kunimine Industries Co., Ltd.....................................    40,400    382,597
    Kureha Corp......................................................   141,650  9,053,385
    Kurimoto, Ltd....................................................    67,900  1,103,587
    Kuriyama Holdings Corp...........................................    92,800    709,363
    Kyoei Steel, Ltd.................................................   161,600  2,942,838
    Kyowa Leather Cloth Co., Ltd.....................................    91,900    671,659
    Lintec Corp......................................................   210,600  4,423,190
    MEC Co., Ltd.....................................................   131,000  2,195,875
    Mitani Sekisan Co., Ltd..........................................    73,600  2,441,523
    Mitsubishi Paper Mills, Ltd......................................   405,600  1,846,849

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
MATERIALS -- (Continued)
     Mitsubishi Steel Manufacturing Co., Ltd..........................    53,500 $   569,961
     Mitsui Mining & Smelting Co., Ltd................................   484,900  13,551,811
     Molitec Steel Co., Ltd...........................................    83,100     356,195
     MORESCO Corp.....................................................    47,800     591,730
     Mory Industries, Inc.............................................    39,300     837,046
     Nakayama Steel Works, Ltd........................................   220,200     941,717
     Neturen Co., Ltd.................................................   261,200   2,299,949
# *  New Japan Chemical Co., Ltd......................................   200,600     373,994
     Nicca Chemical Co., Ltd..........................................    49,300     405,647
#    Nichia Steel Works, Ltd..........................................   138,600     427,764
#    Nihon Kagaku Sangyo Co., Ltd.....................................    90,200     908,237
     Nihon Nohyaku Co., Ltd...........................................   243,500   1,279,407
     Nihon Parkerizing Co., Ltd.......................................   505,500   5,926,974
     Nihon Yamamura Glass Co., Ltd....................................   110,400   1,319,912
     Nippon Carbide Industries Co., Inc...............................    49,300     664,805
#    Nippon Chemical Industrial Co., Ltd..............................    42,600   1,253,522
     Nippon Concrete Industries Co., Ltd..............................   306,600     882,148
#    Nippon Denko Co., Ltd............................................ 1,018,114   1,764,621
     Nippon Fine Chemical Co., Ltd....................................    81,500     950,320
     Nippon Kayaku Co., Ltd...........................................    70,700     859,237
     Nippon Kinzoku Co., Ltd..........................................    27,000     217,120
     Nippon Koshuha Steel Co., Ltd....................................    26,799     112,135
     Nippon Light Metal Holdings Co., Ltd............................. 4,755,800   9,250,215
     Nippon Paper Industries Co., Ltd.................................   177,600   3,061,398
     Nippon Pillar Packing Co., Ltd...................................   157,500   2,121,710
     Nippon Soda Co., Ltd.............................................   193,300   5,148,638
#    Nippon Yakin Kogyo Co., Ltd......................................   124,049   2,723,049
     Nitta Gelatin, Inc...............................................   100,500     657,577
     Nittetsu Mining Co., Ltd.........................................    43,700   1,833,055
     Nozawa Corp......................................................    52,500     330,430
     Oat Agrio Co., Ltd...............................................    18,000     292,493
     Okamoto Industries, Inc..........................................    82,600   3,189,981
     Okura Industrial Co., Ltd........................................    61,800   1,137,303
     Osaka Organic Chemical Industry, Ltd.............................   100,800   1,123,855
     Osaka Soda Co., Ltd..............................................   108,599   3,074,272
     Osaka Steel Co., Ltd.............................................    94,200   1,289,081
     OSAKA Titanium Technologies Co., Ltd.............................   155,500   2,434,380
#    Pacific Metals Co., Ltd..........................................   126,799   3,031,819
     Pack Corp. (The).................................................    96,200   3,389,865
#    Rasa Industries, Ltd.............................................    49,700     679,462
     Rengo Co., Ltd...................................................   124,600     903,479
     Riken Technos Corp...............................................   255,000   1,207,255
     Sakai Chemical Industry Co., Ltd.................................   112,100   2,796,922
     Sakata INX Corp..................................................   311,800   3,524,301
     Sanyo Chemical Industries, Ltd...................................    96,300   4,594,597
#    Sanyo Special Steel Co., Ltd.....................................   147,060   1,862,482
     Seiko PMC Corp...................................................    78,600     612,343
     Sekisui Plastics Co., Ltd........................................   179,100   1,320,235
     Shikoku Chemicals Corp...........................................   260,000   3,051,923
     Shinagawa Refractories Co., Ltd..................................    44,300   1,191,603
     Shin-Etsu Polymer Co., Ltd.......................................   336,500   2,883,365
     SK Kaken Co., Ltd................................................     1,600     692,522
     Soken Chemical & Engineering Co., Ltd............................    48,900     556,618
     Stella Chemifa Corp..............................................    82,400   2,397,448
     Sumitomo Bakelite Co., Ltd.......................................    90,600   3,756,761
     Sumitomo Osaka Cement Co., Ltd...................................   238,699  10,419,680
     Sumitomo Seika Chemicals Co., Ltd................................    70,900   2,256,854
#    T Hasegawa Co., Ltd..............................................   204,200   3,805,622
#    T&K Toka Co., Ltd................................................   146,900   1,407,801

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
MATERIALS -- (Continued)
    Taisei Lamick Co., Ltd...........................................    43,900 $  1,194,962
    Taiyo Holdings Co., Ltd..........................................   140,400    5,088,162
    Takasago International Corp......................................   104,000    2,610,011
    Takemoto Yohki Co., Ltd..........................................    46,900      446,952
#   Taoka Chemical Co., Ltd..........................................     1,600      124,025
#   Tayca Corp.......................................................   139,300    2,747,938
    Tenma Corp.......................................................   129,800    2,372,540
#   Titan Kogyo, Ltd.................................................     5,100      118,190
    Toagosei Co., Ltd................................................   871,100    9,655,071
#   Toda Kogyo Corp..................................................    24,800      514,137
    Toho Acetylene Co., Ltd..........................................    12,700      161,990
    Toho Chemical Industry Co., Ltd..................................    47,000      219,685
#   Toho Titanium Co., Ltd...........................................   242,500    1,996,896
    Toho Zinc Co., Ltd...............................................   122,699    2,489,874
    Tohoku Steel Co., Ltd............................................    16,300      215,635
    Tokushu Tokai Paper Co., Ltd.....................................    71,058    2,671,741
    Tokuyama Corp....................................................   414,298   11,067,550
    Tokyo Ohka Kogyo Co., Ltd........................................   242,500    9,603,821
    Tokyo Printing Ink Manufacturing Co., Ltd........................    10,200      227,328
    Tokyo Rope Manufacturing Co., Ltd................................   101,700    1,077,588
    Tokyo Steel Manufacturing Co., Ltd...............................   842,500    6,782,726
    Tokyo Tekko Co., Ltd.............................................    74,900    1,095,674
    Tomoegawa Co., Ltd...............................................    33,600      299,577
    Tomoku Co., Ltd..................................................    81,500    1,306,002
    Topy Industries, Ltd.............................................   114,200    2,334,533
#   Toyo Gosei Co., Ltd..............................................    32,800      930,685
    Toyo Ink SC Holdings Co., Ltd....................................   277,600    6,765,692
    Toyobo Co., Ltd..................................................   715,200    9,667,381
#   TYK Corp.........................................................   183,700      541,011
    UACJ Corp........................................................   211,841    3,880,515
    Ube Industries, Ltd..............................................    67,500    1,445,253
    Ultrafabrics Holdings Co., Ltd...................................     2,400       27,256
    Valqua, Ltd......................................................   126,199    2,811,789
#   Vertex Corp......................................................    45,998      725,724
    Wavelock Holdings Co., Ltd.......................................    30,900      251,862
    Wood One Co., Ltd................................................    48,500      514,115
    Yamato Kogyo Co., Ltd............................................   171,600    4,451,591
    Yodogawa Steel Works, Ltd........................................   154,200    2,911,600
    Yoshicon Co., Ltd................................................     3,100       33,521
#   Yotai Refractories Co., Ltd......................................   118,000      794,272
    Yushiro Chemical Industry Co., Ltd...............................    73,800      972,545
                                                                                ------------
TOTAL MATERIALS......................................................            384,435,104
                                                                                ------------
REAL ESTATE -- (2.1%)
#   AD Works Co., Ltd................................................ 1,948,800      538,670
    Airport Facilities Co., Ltd......................................   148,670      764,053
    Anabuki Kosan, Inc...............................................     6,000      157,994
#   Aoyama Zaisan Networks Co., Ltd..................................    52,600      791,762
#   Apaman Co., Ltd..................................................    77,800      651,895
    Arealink Co., Ltd................................................    29,600      319,627
    B-Lot Co., Ltd...................................................    16,500      316,657
    Cosmos Initia Co., Ltd...........................................    99,600      699,949
    CRE, Inc.........................................................    22,400      214,043
    Daibiru Corp.....................................................   358,100    3,976,013
#   Dear Life Co., Ltd...............................................   145,300      693,705
    Goldcrest Co., Ltd...............................................   139,170    2,874,822
#   Good Com Asset Co., Ltd..........................................    10,300      166,681
    Grandy House Corp................................................   121,300      552,643
    Heiwa Real Estate Co., Ltd.......................................   236,600    5,706,539

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES      VALUE>>
                                                                       --------- --------------
REAL ESTATE -- (Continued)
     Ichigo, Inc......................................................   970,800 $    3,866,594
     Intellex Co., Ltd................................................    30,000        208,748
*    Japan Asset Marketing Co., Ltd................................... 1,648,500      1,249,392
     Japan Corporate Housing Service, Inc.............................    10,500        101,132
     Japan Property Management Center Co., Ltd........................    83,400      1,132,740
     JSB Co., Ltd.....................................................     2,300        112,791
     Kabuki-Za Co., Ltd...............................................     6,500        348,542
     Keihanshin Building Co., Ltd.....................................   291,800      3,649,336
     Kenedix, Inc..................................................... 1,600,900      8,713,937
     Land Business Co., Ltd...........................................    14,800        103,372
*    LAND Co., Ltd.................................................... 1,819,600        169,211
# *  Leopalace21 Corp................................................. 2,072,900      5,655,851
     Mugen Estate Co., Ltd............................................    83,200        517,192
#    Nippon Commercial Development Co., Ltd...........................    85,500      1,220,060
     Nisshin Fudosan Co...............................................   237,700      1,107,871
# *  Prospect Co., Ltd................................................ 3,669,000        815,335
     Raysum Co., Ltd..................................................   105,400      1,112,713
     SAMTY Co., Ltd...................................................   122,900      2,315,606
     Sankyo Frontier Co., Ltd.........................................    23,100        762,725
     Sansei Landic Co., Ltd...........................................    40,600        361,208
     Shinoken Group Co., Ltd..........................................   142,500      1,466,695
     Star Mica Holdings Co., Ltd......................................    95,400      1,725,932
     Sun Frontier Fudousan Co., Ltd...................................   249,400      3,034,445
     Takara Leben Co., Ltd............................................   667,100      2,839,997
*    Tateru, Inc......................................................   112,500        224,264
     TOC Co., Ltd.....................................................   401,550      2,916,438
     Tokyo Rakutenchi Co., Ltd........................................    21,100      1,137,360
#    Tokyo Theatres Co., Inc..........................................    55,299        713,750
     Tosei Corp.......................................................   313,200      3,950,633
#    Unizo Holdings Co., Ltd..........................................   211,100      9,736,461
     Urbanet Corp. Co., Ltd...........................................   120,100        454,052
                                                                                 --------------
TOTAL REAL ESTATE.....................................................               80,149,436
                                                                                 --------------
UTILITIES -- (1.2%)
     EF-ON, Inc.......................................................   104,520        703,412
     eRex Co., Ltd....................................................   249,500      3,394,948
     Hiroshima Gas Co., Ltd...........................................   337,400      1,129,426
     Hokkaido Electric Power Co., Inc................................. 1,332,300      6,992,697
     Hokkaido Gas Co., Ltd............................................   103,200      1,550,051
*    Hokuriku Electric Power Co.......................................   766,600      5,463,753
     Hokuriku Gas Co., Ltd............................................    10,100        278,170
     K&O Energy Group, Inc............................................   110,200      1,659,072
     Nippon Gas Co., Ltd..............................................   191,200      5,412,010
#    Okinawa Electric Power Co., Inc. (The)...........................   358,321      5,937,280
# *  RENOVA, Inc......................................................   186,500      1,655,471
     Saibu Gas Co., Ltd...............................................   247,900      5,721,162
     Shizuoka Gas Co., Ltd............................................   403,600      3,489,260
#    Toell Co., Ltd...................................................    61,200        436,536
#    West Holdings Corp...............................................   107,700      1,590,693
                                                                                 --------------
TOTAL UTILITIES.......................................................               45,413,941
                                                                                 --------------
TOTAL COMMON STOCKS...................................................            3,715,115,396
                                                                                 --------------

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


                                                                          SHARES       VALUE+
                                                                         --------- --------------
SECURITIES LENDING COLLATERAL -- (2.4%)
@ (S)  The DFA Short Term Investment Fund............................... 7,882,015 $   91,202,795
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,392,036,762)...............................................             $3,806,318,191
                                                                                   ==============

ST  Special Tax
>> Securities that have generally been fair value factored. See Note B to Financial Statements.
#   Total or Partial Securities on Loan.
*   Non-Income Producing Securities.
+   See Note B to Financial Statements.
@   Security purchased with cash proceeds from Securities on Loan.
(S) Affiliated Fund.

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------
                                               LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                              ---------- -------------- ------- --------------
Common Stocks
   Communication Services....................         -- $  100,852,769   --    $  100,852,769
   Consumer Discretionary.................... $2,914,557    681,414,734   --       684,329,291
   Consumer Staples..........................         --    269,125,123   --       269,125,123
   Energy....................................         --     50,257,557   --        50,257,557
   Financials................................         --    307,335,870   --       307,335,870
   Health Care...............................         --    171,433,509   --       171,433,509
   Industrials...............................         --  1,132,240,688   --     1,132,240,688
   Information Technology....................         --    489,542,108   --       489,542,108
   Materials.................................         --    384,435,104   --       384,435,104
   Real Estate...............................         --     80,149,436   --        80,149,436
   Utilities.................................         --     45,413,941   --        45,413,941
Securities Lending Collateral................         --     91,202,795   --        91,202,795
                                              ---------- --------------   --    --------------
TOTAL........................................ $2,914,557 $3,803,403,634   --    $3,806,318,191
                                              ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                       --------- -----------
COMMON STOCKS -- (97.1%)
AUSTRALIA -- (52.9%)
*    3P Learning, Ltd.................................................    93,233 $    60,268
*    88 Energy, Ltd...................................................   604,262       5,372
#    A2B Australia, Ltd...............................................   241,263     264,177
     Accent Group, Ltd................................................ 2,023,672   2,105,639
#    Adairs, Ltd......................................................   569,354     694,828
     Adelaide Brighton, Ltd........................................... 2,667,604   5,665,821
# *  Advance NanoTek, Ltd.............................................     4,230      15,165
#    Ainsworth Game Technology, Ltd...................................   400,919     220,703
# *  Alkane Resources, Ltd............................................ 1,540,048     758,441
#    Alliance Aviation Services, Ltd..................................   101,515     175,820
     ALS, Ltd......................................................... 1,937,440  10,775,238
     Altium, Ltd......................................................   596,319  13,200,823
# *  Altura Mining, Ltd............................................... 1,015,510      39,823
     AMA Group, Ltd................................................... 2,254,833   2,135,770
# *  Amaysim Australia, Ltd........................................... 1,875,508     502,708
     Ansell, Ltd......................................................   897,943  17,075,979
     AP Eagers, Ltd...................................................   750,941   6,344,299
     APN Property Group, Ltd..........................................    26,661       9,922
     Appen, Ltd.......................................................   556,409   8,359,545
*    Arafura Resources, Ltd...........................................   502,091      32,184
#    ARB Corp., Ltd...................................................   590,623   7,370,788
# *  Ardent Leisure Group, Ltd........................................ 4,016,599   3,324,842
#    ARQ Group, Ltd...................................................   982,475     287,347
*    Asaleo Care, Ltd.................................................   864,100     569,636
     AUB Group, Ltd...................................................   452,803   3,856,190
     Aurelia Metals, Ltd.............................................. 3,199,548   1,035,088
     Austal, Ltd...................................................... 2,140,525   6,162,797
# *  Australian Agricultural Co., Ltd................................. 3,411,177   2,316,300
     Australian Finance Group, Ltd....................................   767,736   1,426,897
     Australian Pharmaceutical Industries, Ltd........................ 3,189,340   2,914,132
#    Australian Vintage, Ltd.......................................... 4,317,004   1,520,612
     Auswide Bank, Ltd................................................   106,144     403,658
     Aveo Group....................................................... 3,145,497   4,642,681
     AVJennings, Ltd.................................................. 7,058,528   2,905,109
*    AVZ Minerals, Ltd................................................ 1,295,314      40,159
*    Axsesstoday, Ltd.................................................    20,251       4,254
     Baby Bunting Group, Ltd..........................................   318,497     866,743
#    Bank of Queensland, Ltd.......................................... 1,198,529   7,480,087
#    Bapcor, Ltd...................................................... 1,866,075   9,198,821
*    Base Resources, Ltd..............................................   393,323      64,844
     Beach Energy, Ltd................................................   332,595     523,165
#    Bega Cheese, Ltd................................................. 1,470,334   3,625,712
#    Bell Financial Group, Ltd........................................   122,493      84,324
# *  Bellamy's Australia, Ltd.........................................   670,621   5,913,230
# *  Berkeley Energia, Ltd............................................    27,600       5,781
#    Bingo Industries, Ltd............................................   979,741   1,620,459
#    Blackmores, Ltd..................................................    97,395   5,798,996
     Bravura Solutions, Ltd........................................... 1,415,005   3,980,789
     Breville Group, Ltd..............................................   834,341   8,836,168
     Brickworks, Ltd..................................................   491,321   6,132,742
# *  Bubs Australia, Ltd..............................................   114,559      89,013
# *  Buru Energy, Ltd.................................................   678,801     103,241
#    BWX, Ltd.........................................................   386,111   1,043,009
# *  Byron Energy, Ltd................................................    41,456       9,258
*    Cann Group, Ltd..................................................    71,385      49,606
#    Capitol Health, Ltd.............................................. 3,495,372     577,185
# *  Cardno, Ltd...................................................... 1,127,842     403,957

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
AUSTRALIA -- (Continued)
# *  Carnarvon Petroleum, Ltd.........................................  3,381,086 $   883,175
     carsales.com, Ltd................................................  1,661,566  17,806,162
# *  Cash Converters International, Ltd...............................  3,582,331     592,633
*    Catapult Group International, Ltd................................    384,667     373,111
     CDS Technologies, Ltd............................................     13,276           0
     Cedar Woods Properties, Ltd......................................    426,933   2,086,594
     Centuria Capital Group...........................................    146,499     221,140
*    Champion Iron, Ltd...............................................     41,342      60,743
#    Citadel Group, Ltd. (The)........................................     83,353     204,072
     City Chic Collective, Ltd........................................    153,239     293,761
#    Class, Ltd.......................................................    386,717     522,844
#    Clean Seas Seafood, Ltd..........................................     87,730      48,956
# *  Clean TeQ Holdings, Ltd..........................................     86,928      14,344
     Cleanaway Waste Management, Ltd.................................. 10,062,156  12,788,931
#    Clinuvel Pharmaceuticals, Ltd....................................     69,877   1,472,651
#    Clover Corp., Ltd................................................    365,203     777,826
     Codan, Ltd.......................................................    659,052   2,811,509
#    Collection House, Ltd............................................  2,180,326   1,831,179
     Collins Foods, Ltd...............................................    820,761   5,788,340
# *  Cooper Energy, Ltd............................................... 13,527,811   5,170,718
#    Corporate Travel Management, Ltd.................................    548,400   6,662,051
#    Costa Group Holdings, Ltd........................................  2,112,283   4,154,214
     Costa Group Holdings, Ltd........................................    197,790     388,588
#    Credit Corp. Group, Ltd..........................................    553,754  11,961,519
*    CSG, Ltd.........................................................  1,608,459     340,624
     CSR, Ltd.........................................................  3,957,955  11,313,522
*    CuDeco, Ltd......................................................    387,893      11,792
# *  Dacian Gold, Ltd.................................................    275,576     278,651
#    Data#3, Ltd......................................................    926,712   2,196,947
     Decmil Group, Ltd................................................    920,710     543,433
     Dicker Data, Ltd.................................................    204,202     986,654
#    Domain Holdings Australia, Ltd...................................  1,952,507   4,260,393
#    Domino's Pizza Enterprises, Ltd..................................    205,372   7,225,345
     Downer EDI, Ltd..................................................    710,927   3,954,213
     DWS, Ltd.........................................................    514,109     378,020
#    Eclipx Group, Ltd................................................  2,757,791   2,982,995
     Elders, Ltd......................................................  1,177,990   4,795,125
# *  Electro Optic Systems Holdings, Ltd..............................    456,109   2,206,208
# *  Emeco Holdings, Ltd..............................................    848,810   1,044,814
*    EML Payments, Ltd................................................    436,776   1,202,488
# *  Energy World Corp., Ltd..........................................     87,518       5,588
     Enero Group, Ltd.................................................     10,609      15,688
#    EQT Holdings, Ltd................................................     93,813   1,987,115
     ERM Power, Ltd...................................................  1,112,209   1,844,673
     Estia Health, Ltd................................................  1,631,369   3,159,787
     Euroz, Ltd.......................................................    106,429      76,429
     EVENT Hospitality and Entertainment, Ltd.........................    546,035   4,937,481
# *  FAR, Ltd.........................................................  8,256,005     295,815
# *  FBR, Ltd.........................................................    490,881      20,361
#    Finbar Group, Ltd................................................    203,868     120,177
*    Fleetwood Corp., Ltd.............................................    347,465     535,650
     FlexiGroup, Ltd..................................................  2,103,926   2,826,576
#    Freedom Foods Group, Ltd.........................................    165,035     609,284
#    G8 Education, Ltd................................................  3,059,923   5,431,360
# *  Galaxy Resources, Ltd............................................  2,700,784   1,736,225
     GBST Holdings, Ltd...............................................    178,479     473,683
#    Genworth Mortgage Insurance Australia, Ltd.......................  1,921,522   5,166,797
# *  GetSwift, Ltd....................................................     28,980      12,503
*    Gold Road Resources, Ltd.........................................  3,764,891   2,954,170

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
AUSTRALIA -- (Continued)
     GR Engineering Services, Ltd.....................................    55,230 $    29,806
     GrainCorp, Ltd., Class A......................................... 1,833,496   9,136,956
#    Grange Resources, Ltd............................................   449,866      65,067
*    Greenland Minerals, Ltd..........................................   871,479      59,998
     GTN, Ltd.........................................................    15,394       7,958
     GUD Holdings, Ltd................................................   951,434   7,095,253
#    GWA Group, Ltd................................................... 1,988,370   3,988,315
     Hansen Technologies, Ltd......................................... 1,384,222   3,239,112
     Healius, Ltd..................................................... 3,824,203   8,129,283
#    Helloworld Travel, Ltd...........................................    37,164     115,302
*    Highfield Resources, Ltd.........................................   160,730      73,365
*    Horizon Oil, Ltd.................................................   714,889      68,682
#    HT&E, Ltd........................................................ 1,774,958   2,014,769
#    HUB24, Ltd.......................................................   107,667     913,970
*    IDM International, Ltd...........................................       958           0
     IDP Education, Ltd...............................................   441,679   5,413,689
     Iluka Resources, Ltd.............................................   907,706   5,875,441
# *  Image Resources NL...............................................   243,336      45,161
     Imdex, Ltd....................................................... 2,201,682   2,410,839
# *  IMF Bentham, Ltd................................................. 2,465,699   5,784,966
*    Immutep, Ltd..................................................... 1,409,121      27,095
# *  ImpediMed, Ltd...................................................   417,437      40,178
     Independence Group NL............................................ 3,324,011  14,557,711
#    Infigen Energy................................................... 5,839,242   2,568,146
     Infomedia, Ltd................................................... 2,889,035   4,557,762
#    Inghams Group, Ltd............................................... 1,907,337   4,083,445
*    Intega Group, Ltd................................................ 1,127,842     439,275
#    Integral Diagnostics, Ltd........................................   131,177     326,973
#    Integrated Research, Ltd.........................................   584,940   1,192,372
#    InvoCare, Ltd.................................................... 1,006,913   9,100,772
*    ioneer, Ltd......................................................   290,821      50,825
#    IOOF Holdings, Ltd............................................... 2,296,344  11,677,647
     IPH, Ltd......................................................... 1,150,892   6,402,045
     IRESS, Ltd....................................................... 1,095,248   9,618,441
# *  iSelect, Ltd.....................................................    96,851      37,111
*    iSentia Group, Ltd............................................... 1,014,066     275,711
     IVE Group, Ltd...................................................   566,720     785,011
#    Japara Healthcare, Ltd........................................... 1,727,720   1,331,938
#    JB Hi-Fi, Ltd....................................................   861,985  22,028,595
     Johns Lyng Group, Ltd............................................    27,303      34,765
#    Jumbo Interactive, Ltd...........................................   208,843   3,192,770
     Jupiter Mines, Ltd............................................... 3,282,574     755,683
#    K&S Corp., Ltd...................................................   197,087     224,067
# *  Karoon Energy, Ltd............................................... 1,898,553   1,265,276
     Karoon Energy, Ltd............................................... 2,343,626   1,567,111
*    Kingsgate Consolidated, Ltd...................................... 1,797,365     520,412
#    Kogan.com, Ltd...................................................   229,522   1,070,315
     Lednium Technology Pty, Ltd......................................   195,019           0
#    Lifestyle Communities, Ltd.......................................    96,718     566,570
     Link Administration Holdings, Ltd................................   271,150   1,045,608
#    Lovisa Holdings, Ltd.............................................   104,858     972,499
*    Lynas Corp., Ltd................................................. 5,145,389   8,809,881
     MACA, Ltd........................................................   993,931     651,921
     Macmahon Holdings, Ltd........................................... 4,762,508     705,537
     MaxiTRANS Industries, Ltd........................................   823,085     121,377
# *  Mayne Pharma Group, Ltd.......................................... 9,984,203   3,535,831
     McMillan Shakespeare, Ltd........................................   490,350   5,424,237
     McPherson's, Ltd.................................................   483,762     769,348
*    Medusa Mining, Ltd...............................................   397,124     206,995

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
AUSTRALIA -- (Continued)
# *  Mesoblast, Ltd...................................................    630,272 $   773,755
# *  Metals X, Ltd....................................................  4,002,773     467,394
#    Metcash, Ltd.....................................................  7,553,452  14,683,218
#    Michael Hill International, Ltd..................................  1,490,263     668,328
     Michael Hill International, Ltd..................................     94,305      43,849
     Midway, Ltd......................................................      3,757       4,842
*    Millennium Minerals, Ltd.........................................  1,328,072      53,183
*    Mincor Resources NL..............................................     91,808      39,214
#    Mineral Resources, Ltd...........................................  1,210,928  11,910,590
# *  MMA Offshore, Ltd................................................  4,729,196     627,645
#    MNF Group, Ltd...................................................    194,514     710,633
     Moelis Australia, Ltd............................................     39,458     116,225
     Monadelphous Group, Ltd..........................................    726,646   7,690,934
#    Monash IVF Group, Ltd............................................    968,439     683,803
     Money3 Corp., Ltd................................................    836,419   1,236,263
*    Morning Star Gold NL.............................................    332,749           0
#    Mortgage Choice, Ltd.............................................    793,228     778,300
     Motorcycle Holdings, Ltd.........................................     19,615      31,424
#    Mount Gibson Iron, Ltd...........................................  4,535,796   2,367,548
*    Myanmar Metals, Ltd..............................................    640,930      21,187
# *  Myer Holdings, Ltd...............................................  3,518,631   1,318,602
#    MyState, Ltd.....................................................    488,761   1,596,472
     Navigator Global Investments, Ltd................................    997,653   1,688,474
#    Neometals, Ltd...................................................    626,513      86,307
#    Netwealth Group, Ltd.............................................    234,158   1,420,313
*    Neuren Pharmaceuticals, Ltd......................................      8,077      12,771
#    New Hope Corp., Ltd..............................................  1,735,687   2,541,797
# *  NEXTDC, Ltd......................................................  1,959,517   8,659,622
     nib holdings, Ltd................................................  3,390,280  16,388,762
#    Nick Scali, Ltd..................................................    386,496   1,635,718
#    Nine Entertainment Co. Holdings, Ltd............................. 11,957,501  15,172,093
     Noni B, Ltd......................................................      5,993      10,289
     NRW Holdings, Ltd................................................  2,635,318   4,098,137
# *  Nufarm, Ltd......................................................  2,065,056   8,427,098
     OFX Group, Ltd...................................................  1,851,367   1,783,819
     OM Holdings, Ltd.................................................    342,290     115,420
*    OneMarket, Ltd...................................................     79,255      53,325
# *  Onevue Holdings, Ltd.............................................    857,257     224,322
#    oOh!media, Ltd...................................................  1,283,632   2,439,571
# *  Orocobre, Ltd....................................................     23,186      41,759
     Orora, Ltd.......................................................  7,303,221  15,566,511
*    Otto Energy, Ltd.................................................    922,182      27,323
     Ovato, Ltd.......................................................  2,029,910      73,481
#    Over the Wire Holdings, Ltd......................................     14,661      47,591
     OZ Minerals, Ltd.................................................  2,477,965  17,289,828
#    Pacific Current Group, Ltd.......................................    229,399   1,111,661
     Pacific Energy, Ltd..............................................     33,400      24,632
     Pacific Smiles Group, Ltd........................................    256,946     301,621
# *  Pact Group Holdings, Ltd.........................................  1,868,221   3,118,963
# *  Paladin Energy, Ltd..............................................    663,067      37,826
*    Panoramic Resources, Ltd.........................................  3,829,216     854,503
# *  Pantoro, Ltd.....................................................    632,837      71,537
#    Paragon Care, Ltd................................................    557,992     167,597
     Peet, Ltd........................................................    899,317     744,715
     Pendal Group, Ltd................................................  1,938,181   9,569,992
     People Infrastructure, Ltd.......................................     27,721      64,905
     Perenti Global, Ltd..............................................  4,308,699   6,787,490
#    Perpetual, Ltd...................................................    356,633   8,841,267
*    Perseus Mining, Ltd..............................................  7,021,209   4,160,418

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
AUSTRALIA -- (Continued)
#    Pioneer Credit, Ltd..............................................    166,590 $   282,503
#    Platinum Asset Management, Ltd...................................  2,439,424   6,966,410
*    Pluton Resources, Ltd............................................     20,710           0
*    Poseidon Nickel, Ltd.............................................    643,832      22,953
# *  Praemium, Ltd....................................................  1,152,591     502,849
     Premier Investments, Ltd.........................................    829,371  10,991,808
*    Prime Media Group, Ltd...........................................     62,765       8,854
     Pro Medicus, Ltd.................................................    293,000   5,376,821
     Propel Funeral Partners, Ltd.....................................      4,902      10,668
     PWR Holdings, Ltd................................................    162,512     532,110
     QMS Media, Ltd...................................................    504,219     425,350
     Qube Holdings, Ltd...............................................    712,870   1,598,327
*    Quickstep Holdings, Ltd..........................................    134,452      13,920
*    Quintis, Ltd.....................................................  2,130,129           0
     Ramelius Resources, Ltd..........................................  3,772,255   3,248,921
#    Reckon, Ltd......................................................    446,073     233,686
*    Red 5, Ltd.......................................................    682,020     129,896
# *  Red River Resources, Ltd.........................................    614,980      63,522
*    Redbubble, Ltd...................................................     49,962      66,254
#    Regis Healthcare, Ltd............................................  1,371,158   3,047,668
     Regis Resources, Ltd.............................................  3,442,546  11,666,993
     Reject Shop, Ltd. (The)..........................................    107,368     181,412
#    Reliance Worldwide Corp., Ltd....................................  1,710,013   4,975,912
# *  Resolute Mining, Ltd.............................................  7,171,665   6,007,744
#    Rhipe, Ltd.......................................................    234,103     460,040
     Ridley Corp., Ltd................................................  1,847,357   1,385,769
*    RPMGlobal Holdings, Ltd..........................................    167,362      96,777
#    RXP Services, Ltd................................................    364,327     127,889
     Salmat, Ltd......................................................    645,788     228,975
     Sandfire Resources NL............................................  1,293,091   5,164,492
*    Saracen Mineral Holdings, Ltd....................................  5,717,531  14,793,622
#    SeaLink Travel Group, Ltd........................................    266,244     940,715
     Select Harvests, Ltd.............................................    651,572   3,235,739
*    Senex Energy, Ltd................................................ 12,495,492   3,092,239
#    Servcorp, Ltd....................................................    353,503   1,074,270
     Service Stream, Ltd..............................................  2,572,185   4,571,569
     Seven Group Holdings, Ltd........................................     16,287     210,514
*    Seven West Media, Ltd............................................  5,378,078   1,476,908
     SG Fleet Group, Ltd..............................................    393,656     655,671
# *  Sheffield Resources, Ltd.........................................    142,244      36,885
     Sigma Healthcare, Ltd............................................  4,757,142   1,906,035
# *  Silver Lake Resources, Ltd.......................................  6,105,612   4,887,673
     Sims Metal Management, Ltd.......................................  1,382,214   8,895,865
     SmartGroup Corp., Ltd............................................    639,298   5,031,379
     Southern Cross Media Group, Ltd..................................  3,928,938   2,219,136
     Spark Infrastructure Group.......................................  9,526,664  13,285,174
#    SpeedCast International, Ltd.....................................  1,977,399   1,356,667
     SRG Global, Ltd..................................................    330,321      90,852
     St Barbara, Ltd..................................................  5,006,626   9,658,812
     Stanmore Coal, Ltd...............................................     45,430      31,933
     Star Entertainment Grp, Ltd. (The)...............................    459,571   1,490,153
     Steadfast Group, Ltd.............................................  5,956,128  14,750,048
# *  Strike Energy, Ltd...............................................  2,846,114     470,872
*    Sundance Energy Australia, Ltd...................................  2,937,895     262,584
     Sunland Group, Ltd...............................................  1,211,896   1,342,794
#    Super Retail Group, Ltd..........................................  1,087,081   7,141,605
# *  Superloop, Ltd...................................................    640,720     483,134
     Superloop, Ltd...................................................     48,702      27,530
# *  Syrah Resources, Ltd.............................................  2,327,569     641,964

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
AUSTRALIA -- (Continued)
     Tassal Group, Ltd................................................  1,672,259 $  4,774,746
     Technology One, Ltd..............................................  1,891,632    9,609,521
*    Thorn Group, Ltd.................................................    744,756      138,531
*    Tiger Resources, Ltd.............................................  9,447,997        3,543
     Tribune Resources, Ltd...........................................      3,093       18,130
*    Troy Resources, Ltd..............................................    372,547       28,250
     Village Roadshow, Ltd............................................    968,676    2,137,670
*    Virgin Australia Holdings, Ltd................................... 11,131,924    1,150,209
     Virtus Health, Ltd...............................................    579,205    1,640,032
     Vita Group, Ltd..................................................    435,517      364,920
*    Vocus Group, Ltd.................................................  4,120,793    9,447,578
#    Wagners Holding Co., Ltd.........................................     89,947      118,613
#    Webjet, Ltd......................................................    925,822    7,216,707
#    Webster, Ltd.....................................................     78,767      105,362
# *  West African Resources, Ltd......................................    110,509       35,077
#    Western Areas, Ltd...............................................  2,166,063    4,774,299
# *  Westgold Resources, Ltd..........................................  2,155,175    3,503,474
#    Whitehaven Coal, Ltd.............................................  2,234,388    5,081,863
     WPP AUNZ, Ltd....................................................  1,744,557      642,385
                                                                                  ------------
TOTAL AUSTRALIA.......................................................             889,641,622
                                                                                  ------------
CHINA -- (0.1%)
     APT Satellite Holdings, Ltd......................................    838,500      320,848
     China Flavors & Fragrances Co., Ltd..............................  1,101,028      242,894
*    China Medical & HealthCare Group, Ltd............................ 10,166,800      212,575
     KWG Group Holdings, Ltd..........................................    100,000      100,698
                                                                                  ------------
TOTAL CHINA...........................................................                 877,015
                                                                                  ------------
HONG KONG -- (24.2%)
     Aeon Credit Service Asia Co., Ltd................................    910,000      736,593
     Aeon Stores Hong Kong Co., Ltd...................................    248,000      103,888
#    Agritrade Resources, Ltd......................................... 25,785,000    2,205,750
     Allied Group, Ltd................................................    661,200    3,381,447
     Allied Properties HK, Ltd........................................ 12,947,857    2,541,468
#    APAC Resources, Ltd..............................................  3,766,513      427,569
*    Applied Development Holdings, Ltd................................ 14,125,000      358,120
*    Arts Optical International Hldgs, Ltd............................    730,000      134,781
     Asia Financial Holdings, Ltd.....................................  2,404,908    1,281,089
     Asia Standard Hotel Group, Ltd................................... 23,931,654      869,464
     Asia Standard International Group, Ltd........................... 13,222,917    2,156,161
#    Asiasec Properties, Ltd..........................................  1,674,000      340,946
     ASM Pacific Technology, Ltd......................................    285,400    3,984,992
     Associated International Hotels, Ltd.............................    952,000    2,430,767
*    Auto Italia Holdings.............................................  1,900,000       15,501
*    Automated Systems Holdings, Ltd..................................    404,400       49,516
     Bel Global Resources Holdings, Ltd...............................  2,576,000            0
*    Best Food Holding Co., Ltd.......................................    996,000      140,516
     BOCOM International Holdings Co., Ltd............................    438,000       70,880
#    BOE Varitronix, Ltd..............................................  3,728,293    1,042,661
*    Bonjour Holdings, Ltd............................................  5,383,000       66,138
#    Bright Smart Securities & Commodities Group, Ltd.................  6,758,000    1,117,468
*    Brightoil Petroleum Holdings, Ltd................................  9,034,000    1,729,337
*    Brockman Mining, Ltd............................................. 19,714,814      308,794
     Build King Holdings, Ltd.........................................    440,000       50,492
*    Burwill Holdings, Ltd............................................ 37,300,960      337,977
     Cafe de Coral Holdings, Ltd......................................  3,476,000    9,484,602
#    Camsing International Holding, Ltd...............................  3,238,000      479,339
     Century City International Holdings, Ltd.........................  7,111,460      516,444

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ----------- ----------
HONG KONG -- (Continued)
     CGN Mining Co., Ltd..............................................   5,195,000 $  195,172
     Chen Hsong Holdings..............................................   1,296,000    443,071
     Cheuk Nang Holdings, Ltd.........................................     693,120    337,245
     Chevalier International Holdings, Ltd............................     820,989  1,163,033
*    China Baoli Technologies Holdings, Ltd...........................   1,147,500     14,498
*    China Best Group Holding, Ltd....................................   4,250,000    107,104
     China Cloud Copper Co., Ltd......................................     665,200     11,483
*    China Display Optoelectronics Technology Holdings, Ltd...........   6,752,000    480,446
*    China Energy Development Holdings, Ltd...........................  61,178,000  1,479,540
# *  China Ludao Technology Co., Ltd..................................     580,000     68,826
     China Motor Bus Co., Ltd.........................................      65,400    850,922
     China New Higher Education Group, Ltd............................     619,000    251,137
# *  China Shandong Hi-Speed Financial Group, Ltd.....................  12,624,000    375,214
*    China Solar Energy Holdings, Ltd.................................   1,669,500      7,191
#    China Star Entertainment, Ltd....................................  11,710,000  1,251,917
# *  China Strategic Holdings, Ltd....................................  80,821,250    370,773
*    China Tonghai International Financial, Ltd.......................   1,300,000     74,491
     Chinese Estates Holdings, Ltd....................................   3,333,500  2,422,108
*    Chinlink International Holdings, Ltd.............................     944,800    107,089
     Chinney Investments, Ltd.........................................   1,180,000    354,210
     Chong Hing Bank, Ltd.............................................     219,000    376,784
     Chow Sang Sang Holdings International, Ltd.......................   2,579,000  3,009,546
     Chuang's China Investments, Ltd..................................   8,811,407    533,173
     Chuang's Consortium International, Ltd...........................   7,519,043  1,466,146
     CITIC Telecom International Holdings, Ltd........................  14,540,125  5,519,152
#    CK Life Sciences Intl Holdings, Inc..............................  23,922,000  1,081,479
     CNQC International Holdings, Ltd.................................   4,920,000    741,023
     CNT Group, Ltd...................................................   8,303,264    412,659
*    Common Splendor International Health Industry Group, Ltd.........   6,328,000    451,844
     Convenience Retail Asia, Ltd.....................................     250,000    120,226
# *  Convoy Global Holdings, Ltd......................................  38,622,000    154,272
# *  Cosmopolitan International Holdings, Ltd.........................   5,084,000    700,841
#    Cowell e Holdings, Inc...........................................   5,499,000    859,311
     Crocodile Garments...............................................   2,196,000    151,519
     Cross-Harbour Holdings, Ltd. (The)...............................   1,589,645  2,369,845
     CSI Properties, Ltd..............................................  47,776,383  1,704,657
*    CST Group, Ltd................................................... 144,064,000    458,761
*    CW Group Holdings, Ltd...........................................   1,361,500      7,523
     Dah Sing Banking Group, Ltd......................................   4,102,716  5,303,970
     Dah Sing Financial Holdings, Ltd.................................   1,766,144  6,571,947
     Dickson Concepts International, Ltd..............................   1,581,000    770,249
*    Digital Domain Holdings, Ltd.....................................   3,450,000     38,637
# *  Dingyi Group Investment, Ltd.....................................   6,285,000    183,533
#    Dynamic Holdings, Ltd............................................      70,000     99,760
     Eagle Nice International Holdings, Ltd...........................   2,252,000    889,766
     EcoGreen International Group, Ltd................................   1,994,640    361,086
*    eForce Holdings, Ltd.............................................   8,784,000    148,001
     Emperor Capital Group, Ltd.......................................  32,721,000    924,884
     Emperor Entertainment Hotel, Ltd.................................   5,165,000  1,053,312
#    Emperor International Holdings, Ltd..............................  10,372,753  2,312,438
     Emperor Watch & Jewellery, Ltd...................................  35,970,000    778,767
*    Energy International Investments Holdings, Ltd...................   1,960,000     45,787
*    ENM Holdings, Ltd................................................  16,812,000  1,670,146
# *  EPI Holdings, Ltd................................................   1,005,000     13,179
# *  Esprit Holdings, Ltd.............................................  18,240,650  3,487,248
*    Eternity Investment, Ltd.........................................     820,000     16,370
     Ezcom Holdings, Ltd..............................................      72,576          0
     Fairwood Holdings, Ltd...........................................     953,600  2,511,120
     Far East Consortium International, Ltd...........................  10,979,130  4,644,234

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ----------- ----------
HONG KONG -- (Continued)
*    Far East Holdings International, Ltd.............................   1,911,000 $   47,167
# *  FIH Mobile, Ltd..................................................  35,087,000  4,996,571
     First Pacific Co., Ltd...........................................  16,084,000  6,153,142
*    First Shanghai Investments, Ltd..................................   7,496,000    357,482
     Fountain SET Holdings, Ltd.......................................   6,836,000  1,098,689
     Four Seas Mercantile Holdings, Ltd...............................     610,000    238,664
*    Freeman Fintech Corp, Ltd........................................  17,658,000    339,529
     Genting Hong Kong, Ltd...........................................     483,000     52,893
     Get Nice Financial Group, Ltd....................................   2,438,600    242,238
     Get Nice Holdings, Ltd...........................................  57,756,000  1,730,111
     Giordano International, Ltd......................................  13,514,000  4,289,898
#    Global Brands Group Holding, Ltd.................................   7,256,599    499,514
     Glorious Sun Enterprises, Ltd....................................   4,616,000    488,520
*    Glory Sun Land Group, Ltd........................................   3,081,000    334,210
     Gold Peak Industries Holdings, Ltd...............................   3,029,642    301,531
     Golden Resources Development International, Ltd..................   3,926,500    295,050
# *  Gold-Finance Holdings, Ltd.......................................   9,580,000     66,019
*    Good Resources Holdings, Ltd.....................................   9,720,000    154,428
*    Goodbaby International Holdings, Ltd.............................   7,261,000  1,056,999
*    GR Properties, Ltd...............................................   2,890,000    483,429
     Great Eagle Holdings, Ltd........................................     909,349  3,072,732
# *  Great Harvest Maeta Group Holdings, Ltd..........................   1,687,500    320,748
*    Greater Bay Area Investments Group Holdings, Ltd.................  18,640,000     23,788
*    Greentech Technology International, Ltd..........................   6,240,000     43,737
*    G-Resources Group, Ltd........................................... 245,577,600  1,533,334
     Guangnan Holdings, Ltd...........................................   2,363,600    247,427
#    Guotai Junan International Holdings, Ltd.........................  36,748,797  6,170,376
#    Haitong International Securities Group, Ltd......................  23,025,400  6,676,192
     Hang Lung Group, Ltd.............................................   1,292,000  3,235,987
     Hanison Construction Holdings, Ltd...............................   2,693,649    384,938
*    Hao Tian Development Group, Ltd..................................  19,412,400    517,442
#    Harbour Centre Development, Ltd..................................     935,500  1,513,052
     HKBN, Ltd........................................................   5,339,000  9,528,487
*    HKBridge Financial Holdings, Ltd.................................     103,000      5,188
#    HKR International, Ltd...........................................   7,133,369  2,964,110
     Hon Kwok Land Investment Co., Ltd................................     388,800    162,643
*    Hong Kong Education International Investments, Ltd...............      92,000      9,366
#    Hong Kong Ferry Holdings Co., Ltd................................     939,300    854,386
# *  Hong Kong Finance Investment Holding Group, Ltd..................   8,974,000    961,612
     Hong Kong Shanghai Alliance Holdings, Ltd........................     398,002     25,251
# *  Hong Kong Television Network, Ltd................................   1,650,751    619,990
     Hongkong & Shanghai Hotels, Ltd. (The)...........................   3,679,845  4,143,630
     Hongkong Chinese, Ltd............................................   5,038,000    577,896
     Honma Golf, Ltd..................................................   1,126,500  1,012,651
     Hop Hing Group Holdings, Ltd.....................................  13,596,000    183,806
# *  Hsin Chong Group Holdings, Ltd...................................  10,243,403    457,531
     Hung Hing Printing Group, Ltd....................................   3,040,000    391,246
     Hutchison Telecommunications Hong Kong Holdings, Ltd.............  14,724,000  2,663,477
     Hysan Development Co., Ltd.......................................     401,000  1,580,439
# *  I-CABLE Communications, Ltd......................................   4,080,000     36,385
     IGG, Inc.........................................................  12,055,000  7,877,782
*    Imagi International Holdings, Ltd................................   2,388,984    390,094
     International Housewares Retail Co., Ltd.........................   2,091,000    487,743
*    IPE Group, Ltd...................................................   3,345,000    330,340
*    IRC, Ltd.........................................................  36,632,266    544,214
     IT, Ltd..........................................................   5,248,532  1,404,070
#    ITC Properties Group, Ltd........................................   6,476,100  1,213,261
#    Jacobson Pharma Corp., Ltd.......................................   3,092,000    464,823
     Johnson Electric Holdings, Ltd...................................   2,830,992  5,169,653

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- -----------
HONG KONG -- (Continued)
     Kader Holdings Co., Ltd..........................................     788,000 $    88,214
     Kam Hing International Holdings, Ltd.............................   1,830,000     118,730
     Karrie International Holdings, Ltd...............................   2,352,000     332,428
     Keck Seng Investments............................................     912,600     514,735
     Kerry Logistics Network, Ltd.....................................   3,723,500   5,941,005
     Kingmaker Footwear Holdings, Ltd.................................   2,436,955     332,134
     Kowloon Development Co., Ltd.....................................   3,062,000   3,857,716
*    Kwan On Holdings, Ltd............................................   2,340,000     131,411
     Kwoon Chung Bus Holdings, Ltd....................................      44,000      17,786
#    Lai Sun Development Co., Ltd.....................................   2,049,008   2,452,763
     Lai Sun Garment International, Ltd...............................     677,602     726,685
     Lam Soon Hong Kong, Ltd..........................................     317,310     566,827
*    Landing International Development, Ltd...........................   5,622,400     637,176
     Landsea Green Group Co., Ltd.....................................   3,016,000     326,876
     Langham Hospitality Investments and Langham Hospitality
       Investments, Ltd...............................................   1,993,500     564,365
# *  Lerthai Group, Ltd...............................................      40,000      17,596
# *  Leyou Technologies Holdings, Ltd.................................   1,930,000     638,672
     Li & Fung, Ltd...................................................  23,678,000   2,589,443
     Lifestyle International Holdings, Ltd............................   3,764,500   3,962,580
     Lippo China Resources, Ltd.......................................  21,162,000     474,771
     Lippo, Ltd.......................................................   1,161,700     386,792
     Liu Chong Hing Investment, Ltd...................................   1,451,200   1,989,961
     L'Occitane International SA......................................   2,326,250   5,237,064
#    Luk Fook Holdings International, Ltd.............................   3,963,000  10,526,170
     Luks Group Vietnam Holdings Co., Ltd.............................     514,913     112,717
     Lung Kee Bermuda Holdings........................................   1,577,875     522,959
*    Macau Legend Development, Ltd....................................  20,001,000   2,192,678
     Magnificent Hotel Investment, Ltd................................  13,170,000     285,616
*    Magnus Concordia Group, Ltd......................................   8,740,000     131,489
#    Man Wah Holdings, Ltd............................................  17,293,600  11,778,606
#    Mason Group Holdings, Ltd........................................ 107,693,399   1,084,431
     Master Glory Group, Ltd..........................................     972,981      32,284
     Matrix Holdings, Ltd.............................................   1,067,414     459,888
*    Maxnerva Technology Services, Ltd................................     982,000      62,703
     Melbourne Enterprises, Ltd.......................................      39,500   1,033,348
     Melco International Development, Ltd.............................   1,416,000   3,752,889
*    Midland Holdings, Ltd............................................   3,801,897     590,393
     Ming Fai International Holdings, Ltd.............................   2,148,000     227,337
     Miramar Hotel & Investment.......................................   1,138,000   2,229,907
     Modern Dental Group, Ltd.........................................   2,733,000     602,383
#    Mongolian Mining Corp............................................   2,342,650     217,585
     Nameson Holdings, Ltd............................................   7,900,000     612,955
     Nanyang Holdings, Ltd............................................     133,500     889,639
     National Electronics Hldgs.......................................   2,668,600     400,403
*    National United Resources Holdings, Ltd..........................  18,280,000      62,053
*    Neo-Neon Holdings, Ltd...........................................   2,625,500     180,744
     New Century Group Hong Kong, Ltd.................................  13,351,464     212,703
# *  NewOcean Energy Holdings, Ltd....................................  10,548,000   1,708,273
*    Nimble Holdings Co., Ltd.........................................     912,000      83,585
     NOVA Group Holdings, Ltd.........................................     660,000     159,073
#    OP Financial, Ltd................................................   8,336,000   1,690,249
*    Orange Sky Golden Harvest Entertainment Holdings, Ltd............     309,706      12,018
     Oriental Watch Holdings..........................................   3,702,800     849,788
#    Oshidori International Holdings, Ltd.............................  18,446,400   2,230,852
     Pacific Andes International Holdings, Ltd........................  19,435,067      67,959
#    Pacific Basin Shipping, Ltd......................................  34,024,000   7,877,822
     Pacific Textiles Holdings, Ltd...................................   8,706,000   6,332,679
     Pak Fah Yeow International, Ltd..................................       5,000       1,721

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
HONG KONG -- (Continued)
     Paliburg Holdings, Ltd...........................................  3,180,830 $1,053,973
#    Paradise Entertainment, Ltd......................................  3,688,000    413,552
     PC Partner Group, Ltd............................................  2,406,000    761,457
#    PCCW, Ltd........................................................  4,531,000  2,691,028
#    Peace Mark Holdings, Ltd.........................................  2,479,870          0
*    Pegasus International Holdings, Ltd..............................    100,000      8,991
     Perfect Shape Medical, Ltd.......................................  3,948,000  1,428,464
#    Pico Far East Holdings, Ltd......................................  5,924,000  2,020,515
     Playmates Holdings, Ltd..........................................  7,082,000    938,520
*    Playmates Toys, Ltd..............................................  6,288,000    390,758
     Plover Bay Technologies, Ltd.....................................  2,192,000    309,314
#    Pokfulam Development Co., Ltd....................................    234,000    437,182
     Polytec Asset Holdings, Ltd...................................... 13,613,026  1,683,391
*    PT International Development Co., Ltd............................  7,427,150    397,941
     Public Financial Holdings, Ltd...................................  3,124,000  1,211,088
*    PYI Corp., Ltd................................................... 30,759,973    313,894
     PYXIS Group, Ltd.................................................  1,936,000          0
     Rare Earth Magnesium Technology Group Holdings, Ltd.............. 11,610,000    473,290
*    Realord Group Holdings, Ltd......................................    602,000    374,900
     Regal Hotels International Holdings, Ltd.........................  3,075,800  1,742,223
*    Regent Pacific Group, Ltd........................................  9,510,000    164,312
#    Regina Miracle International Holdings, Ltd.......................  2,346,000  1,539,254
#    Sa Sa International Holdings, Ltd................................ 15,292,747  3,660,810
     Safety Godown Co., Ltd...........................................    400,000    648,026
     Samsonite International SA.......................................  3,352,200  6,825,621
     SAS Dragon Holdings, Ltd.........................................  2,182,000    687,056
#    SEA Holdings, Ltd................................................  1,683,523  1,724,165
#    Shangri-La Asia, Ltd.............................................  1,024,000  1,051,046
     Shenwan Hongyuan HK, Ltd.........................................  4,506,250    664,860
     Shun Ho Property Investments, Ltd................................  1,254,757    385,570
     Shun Tak Holdings, Ltd........................................... 13,453,419  5,515,784
*    Silver Base Group Holdings, Ltd..................................    962,515     21,195
*    Sincere Watch Hong Kong, Ltd.....................................  4,450,000     83,468
     Sing Pao Media Enterprises.......................................    250,511          0
     Sing Tao News Corp., Ltd.........................................  1,974,000    307,776
     Singamas Container Holdings, Ltd................................. 13,214,000  1,483,423
     SIS International Holdings.......................................     34,000     14,704
     SITC International Holdings Co., Ltd.............................  5,541,000  6,101,185
#    Sitoy Group Holdings, Ltd........................................  2,487,000    401,796
     SmarTone Telecommunications Holdings, Ltd........................  4,244,481  3,683,854
*    SOCAM Development, Ltd...........................................  1,448,170    456,869
*    Solomon Systech International, Ltd............................... 11,998,000    244,782
     Soundwill Holdings, Ltd..........................................    672,000    826,434
*    South China Holdings Co., Ltd.................................... 17,774,503    390,824
     Stella International Holdings, Ltd...............................  2,499,500  4,187,312
*    Success Universe Group, Ltd......................................  6,716,000    205,835
# *  Summit Ascent Holdings, Ltd......................................  8,202,000  1,274,186
     Sun Hing Vision Group Holdings, Ltd..............................    358,000    105,042
     Sun Hung Kai & Co., Ltd..........................................  5,413,429  2,339,951
     SUNeVision Holdings, Ltd.........................................  2,065,000  1,529,717
*    Synergy Group Holdings International, Ltd........................    652,000     32,513
     TAI Cheung Holdings, Ltd.........................................  2,273,000  1,825,583
     Tai Sang Land Development, Ltd...................................    798,910    466,697
#    Tai United Holdings, Ltd.........................................    670,000     16,749
*    Talent Property Group, Ltd....................................... 12,090,000     50,172
#    Tan Chong International, Ltd.....................................  1,176,000    316,569
#    Tao Heung Holdings, Ltd..........................................  1,784,000    291,032
#    Television Broadcasts, Ltd.......................................  2,967,600  4,894,988
*    Termbray Industries International Holdings, Ltd..................  1,422,900     70,854

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
HONG KONG -- (Continued)
     Tern Properties Co., Ltd.........................................      7,200 $      3,790
     Texwinca Holdings, Ltd...........................................  7,392,000    1,677,166
*    Theme International Holdings, Ltd................................  5,990,000       90,200
     Tian Teck Land, Ltd..............................................  1,024,000      954,154
     TK Group Holdings, Ltd...........................................  1,426,000      671,219
# *  TOM Group, Ltd...................................................  1,146,000      181,913
#    Town Health International Medical Group, Ltd.....................  5,606,115      492,219
     Tradelink Electronic Commerce, Ltd...............................  6,090,000      893,475
     Transport International Holdings, Ltd............................  1,510,264    3,987,230
# *  Trinity, Ltd.....................................................  8,046,000      245,927
     Tsui Wah Holdings, Ltd...........................................  4,630,000      280,201
     Union Medical Healthcare, Ltd....................................  1,884,097    1,392,525
#    United Laboratories International Holdings, Ltd. (The)...........  7,578,000    4,350,737
*    Universal Technologies Holdings, Ltd.............................  1,730,000       40,083
*    Up Energy Development Group, Ltd.................................  3,929,000       12,134
*    Value Convergence Holdings, Ltd..................................  8,372,000      501,528
#    Value Partners Group, Ltd........................................  5,534,000    2,913,217
     Vanke Property Overseas, Ltd.....................................     49,000       27,165
     Vantage International Holdings, Ltd..............................  3,160,000      247,805
     Vedan International Holdings, Ltd................................  3,576,000      356,412
     Victory City International Holdings, Ltd.........................  5,630,349      258,110
     Vitasoy International Holdings, Ltd..............................    205,000      833,593
#    VPower Group International Holdings, Ltd.........................  1,330,000      408,893
     VSTECS Holdings, Ltd.............................................  7,319,600    3,730,135
     VTech Holdings, Ltd..............................................  1,359,100   11,916,338
     Wai Kee Holdings, Ltd............................................  7,126,738    4,340,714
     Wang On Group, Ltd............................................... 40,100,000      429,241
# *  We Solutions, Ltd................................................  8,436,000      510,325
     Win Hanverky Holdings, Ltd.......................................  3,310,000      232,130
     Winfull Group Holdings, Ltd......................................  6,520,000       63,991
     Wing On Co. International, Ltd...................................    759,000    2,196,380
     Wing Tai Properties, Ltd.........................................  2,165,331    1,352,165
     Wonderful Sky Financial Group Holdings, Ltd......................  1,386,000      128,956
     Xinyi Glass Holdings, Ltd........................................  4,854,000    5,457,541
     YGM Trading, Ltd.................................................    447,000      314,815
#    YT Realty Group, Ltd.............................................  3,450,008      981,890
     YTO Express Holdings, Ltd........................................    144,000       30,273
     Yue Yuen Industrial Holdings, Ltd................................    521,500    1,469,685
# *  Yunfeng Financial Group, Ltd.....................................    280,000      124,114
     Zhaobangji Properties Holdings, Ltd..............................    480,000      102,910
                                                                                  ------------
TOTAL HONG KONG.......................................................             406,160,699
                                                                                  ------------
NEW ZEALAND -- (6.3%)
     Abano Healthcare Group, Ltd......................................     68,156      203,666
     Air New Zealand, Ltd.............................................     98,269      177,902
     Arvida Group, Ltd................................................    665,672      644,109
     Briscoe Group, Ltd...............................................      5,431       12,704
*    CBL Corp., Ltd...................................................     47,180       17,980
     Chorus, Ltd......................................................  3,243,921   11,029,769
     Colonial Motor Co., Ltd. (The)...................................    144,588      833,774
     Comvita, Ltd.....................................................     31,904       61,430
     EBOS Group, Ltd..................................................    299,341    4,727,915
     Freightways, Ltd.................................................  1,010,276    4,984,280
     Genesis Energy, Ltd..............................................  2,048,768    4,303,966
#    Gentrack Group, Ltd..............................................     71,302      233,098
     Hallenstein Glasson Holdings, Ltd................................    321,607    1,274,638
     Heartland Group Holdings, Ltd....................................  1,845,548    1,938,173
     Infratil, Ltd....................................................  4,611,834   14,572,102
     Investore Property, Ltd..........................................    345,645      427,615

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
NEW ZEALAND -- (Continued)
    Kathmandu Holdings, Ltd.......................................... 1,082,838 $  2,177,789
    Mainfreight, Ltd.................................................   402,884   10,378,721
    Metlifecare, Ltd.................................................   996,780    3,079,410
*   Metro Performance Glass, Ltd.....................................    76,447       16,195
#   Millennium & Copthorne Hotels New Zealand, Ltd...................   395,725      654,483
    NEW Zealand King Salmon Investments, Ltd.........................    51,906       76,012
    New Zealand Refining Co., Ltd. (The).............................   937,527    1,231,207
    NZME, Ltd........................................................    16,366        4,083
#   NZME, Ltd........................................................   945,851      241,521
    NZX, Ltd......................................................... 1,342,292    1,109,858
    Oceania Healthcare, Ltd..........................................   617,287      407,599
*   Pacific Edge, Ltd................................................   442,720       55,602
    PGG Wrightson, Ltd...............................................   113,002      178,108
    Port of Tauranga, Ltd............................................   451,094    1,933,365
*   Pushpay Holdings, Ltd............................................   811,987    1,635,258
*   Restaurant Brands New Zealand, Ltd...............................   166,935    1,275,144
    Richina Pacific Ltd..............................................   274,180            0
    Sanford, Ltd.....................................................   399,789    1,819,764
    Scales Corp., Ltd................................................   418,225    1,400,871
    Scott Technology, Ltd............................................    46,619       70,849
*   Serko, Ltd.......................................................    42,804      128,921
#   Skellerup Holdings, Ltd..........................................   820,132    1,208,507
    SKY Network Television, Ltd......................................   704,517      407,152
    SKYCITY Entertainment Group, Ltd................................. 4,793,322   12,008,879
#   Steel & Tube Holdings, Ltd.......................................   550,416      317,468
    Summerset Group Holdings, Ltd.................................... 1,346,152    5,673,213
*   Synlait Milk, Ltd................................................   363,392    2,188,934
    Tourism Holdings, Ltd............................................   685,560    1,559,301
*   TOWER, Ltd....................................................... 2,581,956    1,126,097
#   Trustpower, Ltd..................................................   252,846    1,368,539
    Turners Automotive Group, Ltd....................................    39,994       64,858
    Vector, Ltd......................................................   554,550    1,264,531
    Vista Group International, Ltd...................................   318,371      795,597
    Warehouse Group, Ltd. (The)......................................   353,864      603,677
    Z Energy, Ltd.................................................... 1,334,648    4,583,136
                                                                                ------------
TOTAL NEW ZEALAND....................................................            106,487,770
                                                                                ------------
SINGAPORE -- (13.6%)
*   Abterra, Ltd.....................................................   230,320        1,236
    Accordia Golf Trust.............................................. 5,200,000    2,196,552
    AEM Holdings, Ltd................................................ 2,846,000    3,126,617
    Amara Holdings, Ltd..............................................   974,800      322,695
#   Ascendas India Trust............................................. 5,382,600    6,444,263
    Avarga, Ltd...................................................... 3,076,900      384,046
    Baker Technology, Ltd............................................   247,280       66,236
#   Banyan Tree Holdings, Ltd........................................ 1,214,100      396,919
#   Best World International, Ltd.................................... 2,911,550    2,163,679
#   Bonvests Holdings, Ltd...........................................   950,000      817,578
#   Boustead Singapore, Ltd.......................................... 2,320,982    1,328,962
#   BreadTalk Group, Ltd............................................. 2,193,600      861,763
#   Bukit Sembawang Estates, Ltd..................................... 1,226,003    4,376,345
#   Bund Center Investment, Ltd......................................   659,825      271,166
#   Centurion Corp., Ltd............................................. 1,405,100      443,741
#   China Aviation Oil Singapore Corp., Ltd.......................... 2,825,899    2,530,686
#   China Sunsine Chemical Holdings, Ltd............................. 2,052,100    1,716,567
#   Chip Eng Seng Corp., Ltd......................................... 4,170,900    1,886,346
    Chuan Hup Holdings, Ltd.......................................... 3,937,600      765,769
#   CITIC Envirotech, Ltd............................................ 4,140,800    1,048,892
    Civmec, Ltd......................................................   162,700       42,968

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
SINGAPORE -- (Continued)
     ComfortDelGro Corp., Ltd.........................................    436,800 $  737,616
# *  COSCO Shipping International Singapore Co., Ltd..................  8,909,700  1,894,977
# *  Creative Technology, Ltd.........................................    444,950  1,014,937
#    CSE Global, Ltd..................................................  4,237,900  1,635,422
     Del Monte Pacific, Ltd...........................................  2,449,764    235,643
     Delfi, Ltd.......................................................    788,500    574,662
     DMX Technologies Group, Ltd......................................  2,096,000          0
     Duty Free International, Ltd.....................................    720,700     83,331
*    Dyna-Mac Holdings, Ltd...........................................  1,833,000    124,851
     Elec & Eltek International Co., Ltd..............................    184,100    276,262
# *  Ezion Holdings, Ltd.............................................. 37,245,878    440,780
# *  Ezra Holdings, Ltd............................................... 12,568,855     95,445
     Far East Orchard, Ltd............................................  1,236,903  1,062,830
#    First Resources, Ltd.............................................  5,677,400  6,375,193
     First Sponsor Group, Ltd.........................................    484,728    463,018
#    Food Empire Holdings, Ltd........................................  1,484,200    588,812
#    Fragrance Group, Ltd.............................................  6,077,000    562,361
     Fraser and Neave, Ltd............................................    102,300    128,573
     Frasers Property, Ltd............................................    158,200    213,995
#    Frencken Group, Ltd..............................................  2,536,200  1,282,835
#    Fu Yu Corp., Ltd.................................................  3,717,300    613,947
*    Gallant Venture, Ltd.............................................  5,118,600    436,348
#    Geo Energy Resources, Ltd........................................  3,932,300    418,877
#    GK Goh Holdings, Ltd.............................................  1,484,065    888,891
#    GL, Ltd..........................................................  3,624,400  2,105,709
#    Golden Agri-Resources, Ltd....................................... 32,687,400  4,906,414
#    Golden Energy & Resources, Ltd...................................    603,700     73,157
     GP Industries, Ltd...............................................  2,540,709  1,086,853
     GuocoLand, Ltd...................................................  1,888,314  2,786,869
# *  Halcyon Agri Corp., Ltd..........................................  1,760,948    588,318
#    Hanwell Holdings, Ltd............................................  1,888,219    318,172
     Haw Par Corp., Ltd...............................................    351,700  3,463,104
#    Health Management International, Ltd.............................  1,950,830  1,039,091
#    Hiap Hoe, Ltd....................................................    498,000    279,949
#    Hi-P International, Ltd..........................................  1,561,200  1,644,501
     Ho Bee Land, Ltd.................................................  1,667,800  2,866,700
     Hong Fok Corp., Ltd..............................................  3,595,394  2,151,887
*    Hong Leong Asia, Ltd.............................................  2,010,000    921,948
#    Hong Leong Finance, Ltd..........................................    974,800  1,883,250
     Hotel Grand Central, Ltd.........................................  1,660,083  1,609,328
#    Hour Glass, Ltd. (The)...........................................  1,879,432  1,112,770
     Hutchison Port Holdings Trust.................................... 24,100,500  3,733,192
     Hwa Hong Corp., Ltd..............................................  2,123,500    492,054
# *  Hyflux, Ltd......................................................  3,707,700     74,154
#    iFAST Corp., Ltd.................................................    976,200    724,312
     Indofood Agri Resources, Ltd.....................................  3,647,200    858,637
#    Japfa, Ltd.......................................................  4,289,300  1,544,255
#    Jurong Technologies Industrial Corp., Ltd........................  2,227,680          0
#    k1 Ventures, Ltd.................................................  1,005,220          0
     Keppel Infrastructure Trust...................................... 18,539,046  7,295,591
     Koh Brothers Group, Ltd..........................................  1,342,100    197,097
#    KSH Holdings, Ltd................................................  1,278,300    435,754
#    Lian Beng Group, Ltd.............................................  2,906,700  1,079,826
#    Low Keng Huat Singapore, Ltd.....................................    912,900    278,893
     Lum Chang Holdings, Ltd..........................................  1,102,130    287,439
#    Mandarin Oriental International, Ltd.............................  1,574,400  2,593,548
     Metro Holdings, Ltd..............................................  3,069,792  2,096,850
     Mewah International, Inc.........................................     89,000     15,518
# *  Midas Holdings, Ltd..............................................  9,643,353    255,181

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ---------- --------------
SINGAPORE -- (Continued)
*    mm2 Asia, Ltd....................................................  3,521,000 $      581,653
     Nera Telecommunications, Ltd.....................................  1,143,400        227,069
     NetLink NBN Trust................................................  7,199,400      4,918,501
     New Toyo International Holdings, Ltd.............................    491,800         52,901
     NSL, Ltd.........................................................    409,900        292,270
#    OUE, Ltd.........................................................  2,345,500      2,498,314
#    Oxley Holdings, Ltd..............................................  7,303,479      1,822,308
# *  Pacc Offshore Services Holdings, Ltd.............................  1,132,900        105,758
#    Pan-United Corp., Ltd............................................  2,435,750        581,535
#    Penguin International, Ltd.......................................    911,632        445,765
     Perennial Real Estate Holdings, Ltd..............................    167,100         66,904
#    Q&M Dental Group Singapore, Ltd..................................  2,356,900        901,100
     QAF, Ltd.........................................................  1,669,280        912,989
# *  Raffles Education Corp., Ltd.....................................  5,429,723        318,791
#    Raffles Medical Group, Ltd.......................................  7,919,795      5,879,900
#    Riverstone Holdings, Ltd.........................................  1,431,300      1,024,747
#    Roxy-Pacific Holdings, Ltd.......................................    505,740        141,321
     SATS, Ltd........................................................     38,600        143,147
#    SBS Transit, Ltd.................................................    898,200      2,672,907
#    Sembcorp Industries, Ltd.........................................  6,073,600     10,196,907
# *  Sembcorp Marine, Ltd.............................................  1,925,500      1,934,862
     Sheng Siong Group, Ltd...........................................  5,894,100      5,066,309
*    SHS Holdings, Ltd................................................  2,175,300        273,618
     SIA Engineering Co., Ltd.........................................  1,937,600      3,799,025
#    SIIC Environment Holdings, Ltd...................................  5,707,420        946,216
#    Sinarmas Land, Ltd...............................................  7,016,600      1,158,867
#    Sing Holdings, Ltd...............................................  1,668,000        471,661
#    Sing Investments & Finance, Ltd..................................    350,675        365,466
#    Singapore Post, Ltd.............................................. 12,563,600      8,858,074
#    Singapore Press Holdings, Ltd....................................  6,521,000     10,612,235
     Singapore Reinsurance Corp., Ltd.................................  1,514,530        317,030
     Singapore Shipping Corp., Ltd....................................  1,640,700        349,294
     Stamford Land Corp., Ltd.........................................  3,297,700      1,187,422
#    StarHub, Ltd.....................................................  6,928,600      6,620,639
     Straco Corp., Ltd................................................    130,000         70,217
#    Sunningdale Tech, Ltd............................................  1,257,860      1,108,900
*    SunVic Chemical Holdings, Ltd....................................    526,945          3,215
# *  Swiber Holdings, Ltd.............................................  2,895,250         43,414
#    Thomson Medical Group, Ltd.......................................  4,294,500        182,813
#    Tuan Sing Holdings, Ltd..........................................  5,235,056      1,287,325
#    UMS Holdings, Ltd................................................  3,740,975      2,204,806
     United Engineers, Ltd............................................  3,318,328      6,465,963
     United Industrial Corp., Ltd.....................................     87,769        186,988
#    United Overseas Insurance, Ltd...................................    181,850        945,120
     UOB-Kay Hian Holdings, Ltd.......................................  2,244,810      2,011,894
#    Valuetronics Holdings, Ltd.......................................  3,726,750      1,844,821
     Venture Corp., Ltd...............................................  1,125,100     13,050,734
     Vibrant Group, Ltd...............................................    358,003         33,604
     Vicom, Ltd.......................................................    139,900        778,123
     Wee Hur Holdings, Ltd............................................  2,769,000        426,912
#    Wing Tai Holdings, Ltd...........................................  4,154,567      6,196,002
     Yangzijiang Shipbuilding Holdings Ltd............................ 18,491,700     12,945,807
     Yeo Hiap Seng, Ltd...............................................    223,731        146,222
# *  Yongnam Holdings, Ltd............................................  2,817,300        313,052
     Zhongmin Baihui Retail Group, Ltd................................     26,900         11,864
                                                                                  --------------
TOTAL SINGAPORE.......................................................               228,146,254
                                                                                  --------------
TOTAL COMMON STOCKS...................................................             1,631,313,360
                                                                                  --------------

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                                          SHARES      VALUE>>
                                                                         --------- --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*      Altura Mining, Ltd. Rights 11/15/19..............................   156,232 $            0
*      Clean Seas Seafood Ltd. Rights 11/11/19..........................    14,621              0
*      Karoon Energy, Ltd. Rights 11/19/19.............................. 1,079,536              0
*      Wagners Holdings Co., Ltd. Rights 11/15/19.......................    14,391          2,976
                                                                                   --------------
TOTAL AUSTRALIA.........................................................                    2,976
                                                                                   --------------
SINGAPORE -- (0.0%)
# *    Ezion Holdings, Ltd. Warrants 04/16/23........................... 5,659,201              0
*      First Sponsor Group, Ltd. Warrants 05/30/24......................    48,473              0
                                                                                   --------------
TOTAL SINGAPORE.........................................................                        0
                                                                                   --------------
TOTAL RIGHTS/WARRANTS...................................................                    2,976
                                                                                   --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,736,491,472)...............................................              1,631,316,336
                                                                                   --------------
                                                                                      VALUE+
                                                                                   --------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@ (S)  The DFA Short Term Investment Fund............................... 4,221,581     48,847,919
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,785,334,426)...............................................             $1,680,164,255
                                                                                   ==============

SA Special Assessment.
>> Securities that have generally been fair value factored. See Note B to
   Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
+  See Note B to Financial Statements.
@  Security purchased with cash proceeds from Securities on Loan.
(S)Affiliated Fund.

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------
                                              LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              --------   -------------- ------- --------------
Common Stocks
   Australia................................. $439,275   $  889,202,347   --    $  889,641,622
   China.....................................       --          877,015   --           877,015
   Hong Kong.................................  460,908      405,699,791   --       406,160,699
   New Zealand...............................       --      106,487,770   --       106,487,770
   Singapore.................................   11,864      228,134,390   --       228,146,254
Rights/Warrants..............................
   Australia.................................       --            2,976   --             2,976
Securities Lending Collateral                       --       48,847,919   --        48,847,919
                                              --------   --------------   --    --------------
TOTAL........................................ $912,047   $1,679,252,208   --    $1,680,164,255
                                              ========   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                       --------- ------------
COMMON STOCKS -- (99.2%)
COMMUNICATION SERVICES -- (4.7%)
     4imprint Group P.L.C.............................................   141,409 $  5,441,622
     Ascential P.L.C..................................................   552,285    2,502,419
     Auto Trader Group P.L.C..........................................   841,345    6,130,283
     Bloomsbury Publishing P.L.C......................................   211,097      682,658
     Centaur Media P.L.C..............................................   537,905      225,667
     Cineworld Group P.L.C............................................ 2,546,139    7,336,874
     Daily Mail & General Trust P.L.C., Class A....................... 1,014,493   11,552,361
     Entertainment One, Ltd........................................... 2,630,507   18,997,490
     Euromoney Institutional Investor P.L.C...........................   676,549   12,366,205
*    Frontier Developments PLC........................................     7,940      112,366
     Future P.L.C.....................................................    58,536    1,148,623
     Gamma Communications P.L.C.......................................    33,412      515,640
     Huntsworth P.L.C................................................. 1,144,773    1,332,279
     Hyve Group P.L.C................................................. 4,389,055    4,431,753
     Inmarsat P.L.C................................................... 2,400,987   17,128,455
     Kin & Carta P.L.C................................................   850,242    1,047,604
     Reach P.L.C...................................................... 1,696,354    2,165,922
     Rightmove P.L.C..................................................   808,813    6,278,156
     STV Group P.L.C..................................................     4,868       24,861
     TalkTalk Telecom Group P.L.C..................................... 3,989,703    5,786,266
                                                                                 ------------
TOTAL COMMUNICATION SERVICES..........................................            105,207,504
                                                                                 ------------
CONSUMER DISCRETIONARY -- (21.6%)
     888 Holdings P.L.C............................................... 1,710,669    3,979,919
     AA P.L.C......................................................... 3,904,659    2,226,533
# *  ASOS P.L.C.......................................................   209,420    9,626,825
     B&M European Value Retail SA..................................... 5,453,680   26,163,411
     BCA Marketplace P.L.C............................................ 2,529,197    7,732,609
     Bellway P.L.C....................................................   785,920   32,167,252
*    Boohoo Group P.L.C............................................... 4,528,022   15,478,500
     Bovis Homes Group P.L.C.......................................... 1,284,142   19,457,559
     Card Factory P.L.C............................................... 1,393,096    3,056,715
*    Carpetright P.L.C................................................   406,341       24,622
     Coats Group PLC..................................................   800,742      739,092
*    Connect Group P.L.C..............................................   426,960      168,774
     Countryside Properties P.L.C..................................... 2,643,763   12,100,338
     Crest Nicholson Holdings P.L.C................................... 1,622,001    8,173,228
#    Debenhams P.L.C.................................................. 6,862,458            0
     DFS Furniture P.L.C.............................................. 1,137,917    3,446,537
     Dignity P.L.C....................................................   197,940    1,416,536
     Dixons Carphone P.L.C............................................ 3,819,612    6,495,496
     Domino's Pizza Group P.L.C....................................... 3,791,459   14,049,819
     Dunelm Group P.L.C...............................................   757,667    7,758,690
*    EI Group P.L.C................................................... 3,907,228   14,269,820
     Findel P.L.C.....................................................   246,067      614,767
     Fuller Smith & Turner P.L.C., Class A............................   141,619    1,911,177
     Games Workshop Group P.L.C.......................................   225,279   13,044,531
*    Gamesys Group P.L.C..............................................   410,917    4,306,065
     GoCo.Group P.L.C................................................. 1,997,435    2,505,852
     Greggs P.L.C.....................................................   734,900   16,903,572
     GVC Holdings P.L.C...............................................   957,913   11,051,197
     Gym Group P.L.C. (The)...........................................   753,396    2,550,606
     Halfords Group P.L.C.............................................   872,874    1,791,546
     Headlam Group P.L.C..............................................   480,270    2,997,489
     Henry Boot P.L.C.................................................   504,773    1,639,421

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Hollywood Bowl Group P.L.C.......................................   190,749 $    588,107
    Hostelworld Group P.L.C..........................................   238,318      360,580
    Inchcape P.L.C................................................... 2,923,312   24,440,490
    J D Wetherspoon P.L.C............................................   522,819    9,903,123
    JD Sports Fashion P.L.C.......................................... 1,736,308   17,271,954
    Joules Group P.L.C...............................................     3,586       12,880
    Lookers P.L.C.................................................... 1,263,921      812,713
    Marks & Spencer Group P.L.C......................................   428,406    1,009,235
    Marston's P.L.C.................................................. 4,827,070    7,713,531
    McCarthy & Stone P.L.C........................................... 2,544,695    4,819,768
    Merlin Entertainments P.L.C...................................... 4,495,638   26,485,860
*   Mitchells & Butlers P.L.C........................................ 1,648,281    9,093,319
    MJ Gleeson P.L.C.................................................   214,478    2,225,173
    Moneysupermarket.com Group P.L.C................................. 3,912,801   17,410,624
*   Mothercare P.L.C.................................................   495,275       71,885
#   Motorpoint group P.L.C...........................................    48,046      152,753
    N Brown Group P.L.C.............................................. 1,162,453    1,879,717
    On the Beach Group P.L.C.........................................   791,071    4,600,694
    Pendragon P.L.C.................................................. 5,047,329      942,625
    Pets at Home Group P.L.C......................................... 3,004,957    8,003,463
    Photo-Me International P.L.C..................................... 1,603,784    1,906,015
    Playtech P.L.C................................................... 1,925,961    9,802,864
    PPHE Hotel Group, Ltd............................................     2,822       67,403
    Rank Group P.L.C.................................................   893,694    2,823,225
    Redrow P.L.C..................................................... 1,792,774   13,976,154
    Restaurant Group P.L.C. (The).................................... 2,722,780    4,794,565
    Revolution Bars Group P.L.C......................................    17,764       15,098
*   Sportech P.L.C...................................................   408,363      171,946
*   Sports Direct International P.L.C................................ 1,524,618    6,100,635
    SSP Group P.L.C.................................................. 3,025,801   24,951,150
    Superdry P.L.C...................................................   204,054    1,083,527
    Ted Baker P.L.C..................................................   144,728      762,322
#   Thomas Cook Group P.L.C.......................................... 6,366,734            0
    Topps Tiles P.L.C................................................   777,729      759,008
    Vertu Motors P.L.C...............................................   477,512      255,360
    Vitec Group P.L.C. (The).........................................   204,113    3,318,979
    WH Smith P.L.C...................................................   741,725   21,018,611
    William Hill P.L.C............................................... 3,784,314    9,688,513
                                                                                ------------
TOTAL CONSUMER DISCRETIONARY.........................................            487,142,367
                                                                                ------------
CONSUMER STAPLES -- (5.2%)
    A.G. Barr P.L.C..................................................   736,792    5,297,734
    Anglo-Eastern Plantations P.L.C..................................   109,840      654,938
    Britvic P.L.C.................................................... 1,845,637   23,586,871
    Carr's Group P.L.C...............................................   349,511      634,409
    Cranswick P.L.C..................................................   374,923   15,072,368
    Devro P.L.C...................................................... 1,068,398    2,219,230
    Fevertree Drinks P.L.C...........................................   631,057   15,205,992
    Greencore Group P.L.C............................................ 3,639,673   10,942,715
    Hilton Food Group P.L.C..........................................   250,502    3,307,563
    McBride P.L.C....................................................   566,412      521,691
    McColl's Retail Group P.L.C......................................    60,390       35,708
#   Naked Wines P.L.C................................................   221,368      737,571
    Nichols P.L.C....................................................     2,884       56,066
*   Premier Foods P.L.C.............................................. 2,584,290    1,082,290
    PZ Cussons P.L.C................................................. 1,779,842    4,645,406
*   REA Holdings P.L.C...............................................    50,639      111,928
    Stock Spirits Group P.L.C........................................ 1,122,290    2,975,886

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
CONSUMER STAPLES -- (Continued)
     Tate & Lyle P.L.C................................................  3,470,820 $ 30,273,503
                                                                                  ------------
TOTAL CONSUMER STAPLES................................................             117,361,869
                                                                                  ------------
ENERGY -- (3.8%)
#    Afren P.L.C......................................................  5,446,344            0
*    Amerisur Resources P.L.C.........................................  1,006,443      249,511
     Anglo Pacific Group P.L.C........................................  1,004,327    2,486,950
*    Cairn Energy P.L.C...............................................  3,258,371    7,528,599
     Diversified Gas & Oil P.L.C......................................     56,189       77,899
*    EnQuest P.L.C.................................................... 11,306,645    2,606,589
#    Genel Energy P.L.C...............................................    641,959    1,587,706
     Gulf Keystone Petroleum, Ltd.....................................  1,460,605    3,885,830
*    Gulf Marine Services P.L.C.......................................    125,859       13,479
     Hunting P.L.C....................................................  1,246,189    6,368,385
# *  Hurricane Energy P.L.C...........................................  2,379,211    1,308,801
     John Wood Group P.L.C............................................  3,647,826   16,016,209
*    Lamprell P.L.C...................................................  1,198,927      686,345
# *  Pantheon Resources P.L.C.........................................    379,233       79,786
     Petrofac, Ltd....................................................  1,771,577    8,841,700
     Pharos Energy P.L.C..............................................  1,412,115    1,068,075
*    Premier Oil P.L.C................................................  5,901,446    6,341,231
*    Rockhopper Exploration P.L.C.....................................    351,659       79,867
*    Savannah Petroleum P.L.C.........................................     28,000        8,572
*    Serica Energy P.L.C..............................................      3,327        5,779
     Tullow Oil P.L.C.................................................  9,865,717   26,364,357
                                                                                  ------------
TOTAL ENERGY..........................................................              85,605,670
                                                                                  ------------
FINANCIALS -- (13.6%)
#    Arrow Global Group P.L.C.........................................  1,085,860    3,342,094
     Ashmore Group P.L.C..............................................  2,047,403   12,349,257
     Bank of Georgia Group P.L.C......................................    227,416    3,838,363
     Beazley P.L.C....................................................  2,966,841   22,548,944
     Brewin Dolphin Holdings P.L.C....................................  2,061,688    8,887,682
     Burford Capital, Ltd.............................................    563,216    6,412,307
     Charles Stanley Group P.L.C......................................    122,025      422,536
     Charles Taylor P.L.C.............................................    235,351      974,725
     Chesnara P.L.C...................................................    790,923    2,659,358
     City of London Investment Group P.L.C............................      5,500       30,339
     Close Brothers Group P.L.C.......................................  1,042,864   18,699,833
     CMC Markets P.L.C................................................    707,163    1,190,873
*    Georgia Capital P.L.C............................................     72,415      913,620
     Hansard Global P.L.C.............................................     16,468        8,445
     Hastings Group Holdings P.L.C....................................  2,138,646    5,036,899
     Hiscox, Ltd......................................................    588,685   11,368,042
     IG Group Holdings P.L.C..........................................  2,610,897   21,480,945
     Intermediate Capital Group P.L.C.................................  1,866,605   35,924,136
     International Personal Finance P.L.C.............................    850,221    1,463,786
*    IP Group P.L.C...................................................  3,314,400    2,406,348
     Jupiter Fund Management P.L.C....................................  2,909,220   12,916,407
*    Just Group P.L.C.................................................  4,666,764    3,680,604
     Lancashire Holdings, Ltd.........................................  1,487,212   13,733,247
     Liontrust Asset Management P.L.C.................................     20,793      219,771
     Man Group P.L.C.................................................. 11,167,689   20,785,020
# *  Metro Bank P.L.C.................................................     97,643      256,839
     Non-Standard Finance P.L.C.......................................    215,168       99,888
     Numis Corp. P.L.C................................................    237,318      708,654
     OneSavings Bank P.L.C............................................  1,447,032    6,750,047
     Paragon Banking Group P.L.C......................................  2,055,529   13,399,315

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
FINANCIALS -- (Continued)
     Phoenix Group Holdings P.L.C.....................................  1,305,330 $ 11,923,058
     Plus500, Ltd.....................................................    153,058    1,586,839
     Polar Capital Holdings P.L.C.....................................     28,174      183,767
     Provident Financial P.L.C........................................  1,032,098    5,893,288
     Quilter P.L.C....................................................  9,786,100   17,363,535
     Rathbone Brothers P.L.C..........................................    321,541    8,652,527
     River & Mercantile Group P.L.C...................................     10,512       33,526
#    S&U P.L.C........................................................     22,618      620,223
     Saga P.L.C.......................................................  4,271,090    2,596,999
     Sanne Group P.L.C................................................     25,819      176,513
     TP ICAP P.L.C....................................................  3,608,881   16,046,822
     Virgin Money UK P.L.C............................................  5,626,789   10,012,114
     Waterloo Investment Holdings, Ltd................................      4,000          120
                                                                                  ------------
TOTAL FINANCIALS......................................................             307,597,655
                                                                                  ------------
HEALTH CARE -- (3.1%)
     Advanced Medical Solutions Group PLC.............................    109,204      345,606
#    Alizyme P.L.C....................................................    660,805            0
     Alliance Pharma P.L.C............................................  1,346,980    1,287,906
     CareTech Holdings P.L.C..........................................    244,788    1,259,219
# *  Circassia Pharmaceuticals P.L.C..................................    516,889      113,655
*    Clinigen Healthcare, Ltd.........................................     17,229      185,431
     Consort Medical P.L.C............................................    293,388    2,772,795
     ConvaTec Group P.L.C.............................................  7,978,950   20,384,000
     CVS Group P.L.C..................................................    305,454    3,824,584
     EMIS Group P.L.C.................................................    253,844    3,537,999
     Genus P.L.C......................................................    108,791    4,087,414
     Hikma Pharmaceuticals P.L.C......................................     78,748    2,050,817
*    Horizon Discovery Group P.L.C....................................     16,856       35,848
*    Indivior P.L.C...................................................  3,065,440    1,552,892
     Integrated Diagnostics Holdings P.L.C............................    330,094    1,560,801
#    Mediclinic International P.L.C...................................  2,261,693   10,725,355
*    Oxford Biomedica PLC.............................................     62,738      452,612
     Spire Healthcare Group P.L.C.....................................  1,257,374    1,903,132
     UDG Healthcare P.L.C.............................................  1,023,880   10,263,640
     Vectura Group P.L.C..............................................  3,857,232    4,407,548
                                                                                  ------------
TOTAL HEALTH CARE.....................................................              70,751,254
                                                                                  ------------
INDUSTRIALS -- (28.7%)
     Aggreko P.L.C....................................................  1,647,699   16,892,274
     Air Partner P.L.C................................................    253,425      303,017
     Avon Rubber P.L.C................................................    202,741    4,661,684
     Babcock International Group P.L.C................................  3,197,831   22,967,450
     Balfour Beatty P.L.C.............................................  4,259,420   12,412,045
     BBA Aviation P.L.C...............................................  7,301,568   28,725,347
     Biffa P.L.C......................................................    959,336    3,164,127
     Bodycote P.L.C...................................................  1,398,538   12,967,139
     Braemar Shipping Services P.L.C..................................    144,282      373,155
*    Capita P.L.C.....................................................  5,102,462   10,321,391
     Chemring Group P.L.C.............................................  1,773,455    4,613,399
     Clarkson P.L.C...................................................    189,183    6,929,771
     Clipper Logistics P.L.C..........................................    194,719      555,093
     Cobham P.L.C..................................................... 16,545,169   33,842,830
     Costain Group P.L.C..............................................    430,652      929,448
     Dart Group P.L.C.................................................    382,912    6,271,798
     De La Rue P.L.C..................................................    453,560      924,040
# *  Dialight P.L.C...................................................    108,089      441,703
     Diploma P.L.C....................................................    793,073   16,418,068

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
INDUSTRIALS -- (Continued)
     easyJet P.L.C....................................................      9,661 $   154,982
*    Firstgroup P.L.C.................................................  8,339,333  13,948,910
     G4S P.L.C........................................................  9,906,519  26,568,687
     Galliford Try P.L.C..............................................    549,039   5,211,079
     Go-Ahead Group P.L.C. (The)......................................    340,040   9,000,235
     Goodwin P.L.C....................................................        383      16,248
     Grafton Group P.L.C..............................................  1,638,906  16,595,963
     Hays P.L.C....................................................... 10,246,441  20,852,201
     HomeServe P.L.C..................................................  1,762,201  26,469,025
     Howden Joinery Group P.L.C.......................................  4,476,142  33,500,704
     IMI P.L.C........................................................  1,911,037  24,851,430
#    Interserve P.L.C.................................................    629,566           0
     James Fisher & Sons P.L.C........................................    313,486   7,882,240
     James Halstead P.L.C.............................................      1,873      12,300
     John Laing Group P.L.C...........................................  2,320,645  10,988,873
     John Menzies P.L.C...............................................    480,761   2,533,322
     Johnson Service Group P.L.C......................................     80,228     184,977
     Keller Group P.L.C...............................................    492,044   3,305,957
#    Kier Group P.L.C.................................................    929,137   1,366,586
     Luceco P.L.C.....................................................    155,902     199,691
     Mears Group P.L.C................................................    763,170   2,516,445
     Meggitt P.L.C....................................................  2,528,732  20,460,802
     Mitie Group P.L.C................................................  2,403,558   4,923,083
     Morgan Advanced Materials P.L.C..................................  1,912,614   5,836,551
     Morgan Sindall Group P.L.C.......................................    227,463   3,774,746
     National Express Group P.L.C.....................................  3,061,395  17,712,519
     Norcros P.L.C....................................................    116,690     356,255
     Northgate P.L.C..................................................  1,892,764   8,448,349
     Pagegroup P.L.C..................................................  2,346,683  13,520,983
     PayPoint P.L.C...................................................    425,574   5,044,902
     Polypipe Group P.L.C.............................................  1,512,324   8,869,312
     Porvair P.L.C....................................................     15,572     120,688
     QinetiQ Group P.L.C..............................................  3,964,771  16,162,957
     Redde P.L.C......................................................    289,119     419,701
     Renew Holdings P.L.C.............................................      5,295      26,288
     Renewi P.L.C.....................................................  4,633,868   1,775,312
# *  Renold P.L.C.....................................................    193,435      57,660
     Ricardo P.L.C....................................................    308,171   2,546,739
     Robert Walters P.L.C.............................................    399,595   2,743,878
     Rotork P.L.C.....................................................  5,871,491  22,929,186
     Royal Mail P.L.C.................................................  4,209,687  11,519,595
     RPS Group P.L.C..................................................    916,505   1,672,705
     Senior P.L.C.....................................................  3,244,009   7,762,990
*    Serco Group P.L.C................................................    758,599   1,533,476
     Severfield P.L.C.................................................  1,090,941   1,090,780
     SIG P.L.C........................................................  4,563,465   6,653,116
     Speedy Hire P.L.C................................................  3,047,280   2,127,201
*    Staffline Group P.L.C............................................      3,354       4,324
     Stagecoach Group P.L.C...........................................  3,009,333   5,345,995
     SThree P.L.C.....................................................    720,673   2,660,664
#    Stobart Group, Ltd...............................................  1,767,874   2,730,622
     T Clarke P.L.C...................................................    147,457     191,363
     Travis Perkins P.L.C.............................................  1,726,015  32,059,239
     Trifast P.L.C....................................................    524,611   1,096,019
     Tyman P.L.C......................................................    873,306   2,400,693
     Ultra Electronics Holdings P.L.C.................................    646,972  16,341,114
     Vesuvius P.L.C...................................................  1,658,142   8,579,889
*    Volex P.L.C......................................................    307,047     385,744
     Volution Group P.L.C.............................................    347,623     898,810

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
INDUSTRIALS -- (Continued)
     Vp P.L.C.........................................................   159,998 $  1,777,629
     Weir Group P.L.C. (The)..........................................   373,145    6,517,733
     Wilmington P.L.C.................................................   334,384      957,336
     Wincanton P.L.C..................................................   617,226    1,999,745
*    Wizz Air Holdings P.L.C..........................................    38,273    1,895,299
     XP Power, Ltd....................................................   100,079    3,416,605
                                                                                 ------------
TOTAL INDUSTRIALS.....................................................            647,222,231
                                                                                 ------------
INFORMATION TECHNOLOGY -- (6.5%)
     AVEVA Group P.L.C................................................   114,311    6,193,908
     Computacenter P.L.C..............................................   537,590    9,513,363
     DiscoverIE Group P.L.C...........................................   463,871    2,715,529
     Electrocomponents P.L.C.......................................... 3,231,445   28,511,406
     Equiniti Group P.L.C............................................. 2,352,303    6,571,583
     FDM Group Holdings P.L.C.........................................   334,364    3,124,905
     FIRST DERIVATIVES PLC............................................     3,972      117,416
#    iomart Group P.L.C...............................................   145,653      694,980
# *  IQE P.L.C........................................................   333,707      322,621
     Kainos Group P.L.C...............................................   322,838    2,129,750
     Micro Focus International P.L.C..................................   277,989    3,815,456
     NCC Group P.L.C.................................................. 1,614,476    3,922,331
     Oxford Instruments P.L.C.........................................   356,949    6,000,380
     Renishaw P.L.C...................................................   239,862   11,791,054
     RM P.L.C.........................................................   336,909    1,266,467
     SDL P.L.C........................................................   477,370    3,267,021
#    Smart Metering Systems P.L.C.....................................   424,453    2,606,681
     Softcat P.L.C....................................................   787,090    9,592,589
     Sophos Group P.L.C...............................................   594,314    4,371,545
     Spectris P.L.C...................................................   827,935   25,667,336
     Spirent Communications P.L.C..................................... 4,124,361   10,615,467
#    Strix Group P.L.C................................................   181,909      410,118
# *  Telit Communications P.L.C.......................................    82,391      174,655
     TT Electronics P.L.C.............................................   993,507    2,985,797
*    Xaar P.L.C.......................................................   165,171      101,541
                                                                                 ------------
TOTAL INFORMATION TECHNOLOGY..........................................            146,483,899
                                                                                 ------------
MATERIALS -- (5.5%)
     Barrick Gold Corp................................................   130,600    2,200,325
*    Carclo P.L.C.....................................................   113,594       15,744
     Castings P.L.C...................................................   163,566      798,969
     Centamin P.L.C................................................... 9,300,643   14,068,645
     Central Asia Metals P.L.C........................................   420,679    1,143,831
     Elementis P.L.C.................................................. 3,143,309    6,048,958
     Essentra P.L.C................................................... 1,464,917    7,227,160
     Ferrexpo P.L.C................................................... 2,362,974    3,872,064
     Forterra P.L.C................................................... 1,263,307    4,371,251
*    Gem Diamonds, Ltd................................................   679,902      550,495
     Highland Gold Mining, Ltd........................................ 1,736,567    4,591,801
     Hill & Smith Holdings P.L.C......................................   538,705    9,136,816
     Hochschild Mining P.L.C.......................................... 1,579,067    4,105,590
     Ibstock P.L.C.................................................... 2,816,402    8,800,778
     KAZ Minerals P.L.C............................................... 1,775,954   10,853,407
#    Low & Bonar P.L.C................................................ 2,377,348      438,773
     Marshalls P.L.C.................................................. 1,492,403   13,723,316
# *  Petra Diamonds, Ltd.............................................. 5,639,982      621,690
*    Petropavlovsk P.L.C..............................................   838,033      109,262
     Rhi Magnesita NV.................................................    84,590    3,812,363
#    Scapa Group P.L.C................................................   215,838      623,982

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                                           SHARES      VALUE>>
                                                                         ---------- --------------
MATERIALS -- (Continued)
# *    Sirius Minerals P.L.C............................................  1,683,489 $       62,713
       Synthomer P.L.C..................................................  2,412,584      8,710,275
       Victrex P.L.C....................................................    629,414     17,880,697
       Zotefoams P.L.C..................................................     93,671        365,315
                                                                                    --------------
TOTAL MATERIALS.........................................................               124,134,220
                                                                                    --------------
REAL ESTATE -- (4.4%)
       Capital & Counties Properties P.L.C..............................  4,962,871     16,403,005
       CLS Holdings P.L.C...............................................    636,982      2,089,174
*      Countrywide P.L.C................................................  1,699,141         96,918
       Daejan Holdings P.L.C............................................     49,680      3,128,122
*      Foxtons Group P.L.C..............................................  1,145,927        971,275
       Grainger P.L.C...................................................  4,384,967     14,581,496
       Harworth Group P.L.C.............................................     30,680         49,248
       Helical P.L.C....................................................    705,604      3,577,883
       IWG P.L.C........................................................  4,354,218     21,689,498
       LSL Property Services P.L.C......................................    404,839      1,258,428
*      Purplebricks Group P.L.C.........................................     65,365         95,624
*      Raven Property Group, Ltd........................................    952,767        501,955
       Savills P.L.C....................................................  1,042,497     12,384,802
       St. Modwen Properties P.L.C......................................  2,832,022     16,530,842
       U & I Group P.L.C................................................    480,429        862,396
       Urban & Civic P.L.C..............................................    543,320      2,322,401
#      Watkin Jones P.L.C...............................................    435,040      1,324,065
                                                                                    --------------
TOTAL REAL ESTATE.......................................................                97,867,132
                                                                                    --------------
UNKNOWN G1 -- (0.0%)
       Industrial and Commercial Holding Group, Ltd.....................      5,000              0
                                                                                    --------------
UTILITIES -- (2.1%)
       Drax Group P.L.C.................................................  1,698,929      6,531,360
       Pennon Group P.L.C...............................................  2,929,675     34,062,254
       Telecom Plus P.L.C...............................................    412,883      6,441,298
                                                                                    --------------
TOTAL UTILITIES.........................................................                47,034,912
                                                                                    --------------
TOTAL COMMON STOCKS.....................................................             2,236,408,713
                                                                                    --------------
PREFERRED STOCKS -- (0.0%)
CONSUMER STAPLES -- (0.0%)
       Mcbride P.L.C.................................................... 10,195,416         13,207
                                                                                    --------------
TOTAL INVESTMENT SECURITIES
  (Cost $2,084,250,199)...............................................               2,236,421,920
                                                                                    --------------
                                                                                       VALUE+
                                                                                    --------------
SECURITIES LENDING COLLATERAL -- (0.8%)
@ (S)  The DFA Short Term Investment Fund...............................  1,625,922     18,813,540
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,103,060,882)..................................................            $2,255,235,460
                                                                                    ==============

P.L.C.Public Limited Company
SA Special Assessment

>> Securities that have generally been fair value factored. See Note B to
   Financial Statements.
*  Non-Income Producing Securities.
#  Total or Partial Securities on Loan.
+  See Note B to Financial Statements.
@  Security purchased with cash proceeds from Securities on Loan.

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

(S) Affiliated Fund.

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                              LEVEL 1    LEVEL 2     LEVEL 3     TOTAL
                                              ------- -------------- ------- --------------
Common Stocks
   Communication Services....................   --    $  105,207,504   --    $  105,207,504
   Consumer Discretionary....................   --       487,142,367   --       487,142,367
   Consumer Staples..........................   --       117,361,869   --       117,361,869
   Energy....................................   --        85,605,670   --        85,605,670
   Financials................................   --       307,597,655   --       307,597,655
   Health Care...............................   --        70,751,254   --        70,751,254
   Industrials...............................   --       647,222,231   --       647,222,231
   Information Technology....................   --       146,483,899   --       146,483,899
   Materials.................................   --       124,134,220   --       124,134,220
   Real Estate...............................   --        97,867,132   --        97,867,132
   Utilities.................................   --        47,034,912   --        47,034,912
Preferred Stocks
   Consumer Staples..........................   --            13,207   --            13,207
Securities Lending Collateral................   --        18,813,540   --        18,813,540
                                                --    --------------   --    --------------
TOTAL........................................   --    $2,255,235,460   --    $2,255,235,460
                                                ==    ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                       --------- ------------
COMMON STOCKS -- (91.0%)
AUSTRIA -- (3.1%)
     Agrana Beteiligungs AG...........................................    83,446 $  1,610,308
#    ANDRITZ AG.......................................................   510,397   22,950,629
#    Atrium European Real Estate, Ltd.................................   968,162    3,865,125
#    Austria Technologie & Systemtechnik AG...........................   182,880    3,403,168
     CA Immobilien Anlagen AG.........................................   496,800   19,143,151
     DO & CO AG.......................................................    52,537    4,887,866
     EVN AG...........................................................   230,431    4,217,719
#    FACC AG..........................................................   174,996    2,285,207
     Flughafen Wien AG................................................    31,155    1,277,711
     IMMOFINANZ AG....................................................   669,588   19,251,080
     Josef Manner & Co. AG............................................       870       92,399
     Kapsch TrafficCom AG.............................................    36,036    1,136,097
#    Lenzing AG.......................................................    92,686    9,762,867
     Mayr Melnhof Karton AG...........................................    56,819    6,980,925
#    Oberbank AG......................................................    37,094    3,963,679
#    Oesterreichische Post AG.........................................   242,864    8,950,677
     Palfinger AG.....................................................    98,045    2,800,751
#    POLYTEC Holding AG...............................................   105,679      962,062
#    Porr AG..........................................................    75,463    1,787,148
#    Rosenbauer International AG......................................    20,385      864,701
     S IMMO AG........................................................   363,879    9,215,815
     Schoeller-Bleckmann Oilfield Equipment AG........................    76,257    4,358,632
*    Semperit AG Holding..............................................    69,672      948,296
     Strabag SE.......................................................   111,162    3,691,521
     Telekom Austria AG............................................... 1,098,493    8,511,571
     UBM Development AG...............................................    19,698      980,643
     UNIQA Insurance Group AG.........................................   958,393    9,216,628
     Vienna Insurance Group AG Wiener Versicherung Gruppe.............   268,962    7,295,975
#    Voestalpine AG...................................................   326,923    8,203,368
     Wienerberger AG..................................................   617,965   16,737,941
*    Zumtobel Group AG................................................   182,287    1,448,781
                                                                                 ------------
TOTAL AUSTRIA.........................................................            190,802,441
                                                                                 ------------
BELGIUM -- (4.4%)
     Ackermans & van Haaren NV........................................   174,099   26,688,658
*    AGFA-Gevaert NV.................................................. 1,452,124    6,626,158
*    Argenx SE........................................................   160,335   19,523,844
*    Argenx SE........................................................    12,041    1,461,110
     Atenor...........................................................    18,030    1,505,159
     Banque Nationale de Belgique.....................................        87      217,389
     Barco NV.........................................................    74,142   16,146,974
     Bekaert SA.......................................................   253,902    7,085,825
# *  Biocartis NV.....................................................   231,370    1,660,927
#    bpost SA.........................................................   600,057    6,857,604
# *  Celyad SA........................................................    42,190      376,938
     Cie d'Entreprises CFE............................................    48,396    4,665,181
     Co.Br.Ha Societe Commerciale de Brasserie SA.....................       111      472,770
     Deceuninck NV....................................................   435,935      908,088
     D'ieteren SA.....................................................   202,237   12,772,980
     Econocom Group SA................................................   727,792    1,897,798
#    Elia System Operator SA..........................................   221,440   19,099,771
#    Euronav NV....................................................... 1,282,924   14,468,197
     EVS Broadcast Equipment SA.......................................    67,811    1,665,792
# *  Exmar NV.........................................................   148,882      930,263
     Fagron...........................................................   282,720    5,368,276
*    Galapagos NV.....................................................    41,834    7,689,147
*    Galapagos NV.....................................................   220,186   40,539,939

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                       SHARES    VALUE>>
                                                                       ------- ------------
BELGIUM -- (Continued)
     Gimv NV..........................................................  94,395 $  5,668,549
     Immobel SA.......................................................  19,445    1,474,538
# *  Ion Beam Applications............................................ 126,538    2,021,604
     Jensen-Group NV..................................................  20,645      787,190
     Kinepolis Group NV...............................................  98,670    6,563,711
#    Lotus Bakeries NV................................................   1,729    4,877,602
# *  MDxHealth........................................................ 239,516      268,629
#    Melexis NV....................................................... 111,148    7,799,237
# *  Nyrstar NV.......................................................  84,985       18,392
#    Ontex Group NV................................................... 504,176    9,146,052
     Orange Belgium SA................................................ 176,101    3,877,526
# *  Oxurion NV....................................................... 128,049      371,489
#    Picanol..........................................................  28,690    2,229,604
     Recticel SA...................................................... 270,323    2,365,499
#    Resilux..........................................................   5,788      867,903
     Roularta Media Group NV..........................................  19,318      270,271
#    Sioen Industries NV..............................................  53,303    1,320,223
#    Sipef NV.........................................................  36,491    1,851,371
*    Telenet Group Holding NV......................................... 145,031    7,125,516
     TER Beke SA......................................................   3,565      424,142
*    Tessenderlo Group SA............................................. 214,654    7,101,601
     Van de Velde NV..................................................  38,465    1,038,524
*    Viohalco SA...................................................... 583,796    2,372,735
                                                                               ------------
TOTAL BELGIUM.........................................................          268,470,696
                                                                               ------------
DENMARK -- (4.4%)
*    Agat Ejendomme A.S............................................... 307,965      164,463
*    ALK-Abello A.S...................................................  43,768    9,401,319
     Alm Brand A.S.................................................... 563,835    4,592,796
#    Ambu A.S., Class B............................................... 730,304   11,480,122
# *  Bang & Olufsen A.S............................................... 256,627    1,492,719
     BankNordik P/F...................................................  10,800      175,809
# *  Bavarian Nordic A.S.............................................. 185,816    4,375,411
     Brodrene Hartmann A.S............................................  16,148      643,614
     Columbus A.S..................................................... 430,058      572,933
     D/S Norden A.S................................................... 217,180    3,176,843
     DFDS A.S......................................................... 306,367   12,067,855
     Djurslands Bank A.S..............................................   8,970      326,728
*    Drilling Co. of 1972 A.S.........................................  31,531    1,779,874
     FLSmidth & Co. A.S............................................... 296,273   10,619,430
     Fluegger Group A.S...............................................   4,198      184,248
     GronlandsBANKEN A.S..............................................   1,125       90,742
*    H+H International A.S., Class B.................................. 112,329    1,746,755
*    Harboes Bryggeri A.S., Class B...................................  17,239      169,870
     ISS A.S.......................................................... 557,079   14,585,007
#    Jeudan A.S.......................................................   7,748    1,295,744
*    Jyske Bank A.S................................................... 500,030   16,633,568
     Lan & Spar Bank..................................................   4,981      332,391
     Matas A.S........................................................ 188,168    1,442,333
*    Nilfisk Holding A.S.............................................. 198,988    3,363,674
*    NKT A.S.......................................................... 206,194    3,617,485
#    NNIT A.S.........................................................  71,616    1,024,570
     Pandora A.S...................................................... 384,667   18,927,936
     Parken Sport & Entertainment A.S.................................  37,197      561,446
     Per Aarsleff Holding A.S......................................... 140,513    4,385,289
     Ringkjoebing Landbobank A.S...................................... 197,894   13,664,755
#    Roblon A.S., Class B.............................................     973       23,399
     Rockwool International A.S., Class A.............................     993      186,898
     Rockwool International A.S., Class B.............................  42,036    8,261,678

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
DENMARK -- (Continued)
     Royal Unibrew A.S................................................   364,385 $ 29,893,850
     RTX A.S..........................................................    57,507    1,335,283
     Scandinavian Tobacco Group A.S., Class A.........................   311,373    3,679,440
     Schouw & Co., A.S................................................    90,380    6,485,465
     SimCorp.A.S......................................................   294,845   26,382,068
     Solar A.S., Class B..............................................    37,386    1,569,527
     Spar Nord Bank A.S...............................................   596,914    5,831,011
     Sydbank A.S......................................................   505,787    9,921,698
     Tivoli A.S.......................................................     9,878    1,011,299
     Topdanmark A.S...................................................   475,380   21,291,486
*    TORM P.L.C.......................................................   152,978    1,460,054
     United International Enterprises.................................    10,336    1,958,604
# *  Veloxis Pharmaceuticals A.S......................................   120,013       73,257
# *  Vestjysk Bank A.S................................................ 1,891,040    1,046,819
# *  Zealand Pharma A.S...............................................   185,786    5,544,231
                                                                                 ------------
TOTAL DENMARK.........................................................            268,851,796
                                                                                 ------------
FINLAND -- (5.7%)
# *  Afarak Group Oyj.................................................   170,187      108,303
#    Ahlstrom-Munksjo Oyj.............................................   178,910    2,683,037
     Aktia Bank Oyj...................................................   303,076    2,951,943
     Alandsbanken Abp, Class B........................................    21,354      387,049
     Alma Media Oyj...................................................   129,772    1,025,904
     Apetit Oyj.......................................................    19,668      170,606
     Asiakastieto Group Oyj...........................................     1,406       45,630
     Aspo Oyj.........................................................    99,050      906,038
     Atria Oyj........................................................    85,658      812,014
# *  BasWare Oyj......................................................    56,551    1,269,819
#    Bittium Oyj......................................................   204,447    1,382,508
     Cargotec Oyj, Class B............................................   290,554   10,193,412
#    Caverion Oyj.....................................................   696,383    5,206,303
#    Citycon Oyj......................................................   528,288    5,536,188
     Cramo Oyj........................................................   277,432    2,943,442
     Digia Oyj........................................................    69,731      297,996
     Finnair Oyj......................................................   506,870    3,310,173
#    Fiskars Oyj Abp..................................................   217,953    2,922,079
*    F-Secure Oyj.....................................................   673,598    2,153,102
     Glaston Oyj ABP..................................................     9,217       11,318
# *  HKScan Oyj, Class A..............................................   257,744      512,043
     Huhtamaki Oyj....................................................   768,251   35,574,237
     Ilkka-Yhtyma Oyj.................................................    61,503      259,580
     Kemira Oyj.......................................................   763,866   12,408,772
     Kesko Oyj, Class A...............................................    51,573    3,177,621
     Kesko Oyj, Class B...............................................   421,805   28,104,043
     Konecranes Oyj...................................................   482,920   14,913,719
     Lassila & Tikanoja Oyj...........................................   212,849    3,434,642
#    Lehto Group Oyj..................................................   129,587      293,884
#    Metsa Board Oyj.................................................. 1,431,405    9,485,516
#    Metso Oyj........................................................   667,333   25,263,083
     Nokian Renkaat Oyj...............................................   883,124   25,238,923
     Olvi Oyj, Class A................................................    95,680    4,064,382
     Oriola Oyj, Class A..............................................     6,054       13,847
     Oriola Oyj, Class B..............................................   914,957    2,104,673
     Orion Oyj, Class A...............................................   143,951    6,332,272
#    Orion Oyj, Class B...............................................   748,676   33,214,713
#    Outokumpu Oyj.................................................... 2,921,503    8,301,162
*    Outotec Oyj...................................................... 1,362,821    8,783,637
     Pihlajalinna Oyj.................................................    77,064      916,459
#    Ponsse Oyj.......................................................    75,627    2,359,102

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
FINLAND -- (Continued)
# *  QT Group Oyj.....................................................    55,899 $    954,056
     Raisio Oyj, Class V..............................................   829,230    2,893,177
     Rapala VMC Oyj...................................................   113,078      349,449
#    Raute Oyj, Class A...............................................     2,644       69,369
     Revenio Group Oyj................................................   132,191    3,901,818
     Sanoma Oyj.......................................................   749,458    7,841,440
*    SRV Group Oyj....................................................    66,041       96,482
*    Stockmann Oyj Abp, Class A.......................................    49,045      135,737
# *  Stockmann Oyj Abp, Class B.......................................   189,838      457,031
     Teleste Oyj......................................................    52,966      344,002
     Tieto Oyj........................................................   389,139   11,075,978
#    Tikkurila Oyj....................................................   250,691    4,001,383
     Tokmanni Group Corp..............................................   344,720    4,413,746
     Uponor Oyj.......................................................   368,773    4,823,950
     Vaisala Oyj, Class A.............................................   118,863    3,562,501
     Valmet Oyj.......................................................   956,184   21,399,886
     Viking Line Abp..................................................     7,869      159,699
#    YIT Oyj.......................................................... 1,430,763    8,593,464
                                                                                 ------------
TOTAL FINLAND.........................................................            344,146,342
                                                                                 ------------
FRANCE -- (10.6%)
     ABC arbitrage....................................................    95,172      711,081
     Actia Group......................................................    51,304      228,984
# *  Adocia...........................................................     3,561       35,939
*    Air France-KLM................................................... 1,450,296   17,288,207
#    Akka Technologies................................................    80,089    5,169,317
     AKWEL............................................................    58,127    1,154,299
     Albioma SA.......................................................   188,895    4,902,895
     Altamir..........................................................   136,094    2,527,806
     Alten SA.........................................................   177,766   19,554,610
     Altran Technologies SA........................................... 1,693,540   26,925,558
# *  Amplitude Surgical SAS...........................................    19,526       34,030
     Assystem SA......................................................    62,252    2,312,032
     Aubay............................................................    41,397    1,441,887
     Axway Software SA................................................    38,973      465,404
#    Bastide le Confort Medical.......................................    19,001      814,307
#    Beneteau SA......................................................   241,400    2,254,547
     Bigben Interactive...............................................    93,677    1,426,547
#    Boiron SA........................................................    40,254    1,429,673
     Bonduelle SCA....................................................    93,600    2,432,685
*    Bourbon Corp.....................................................    28,851      118,252
     Burelle SA.......................................................     1,054      955,151
#    Casino Guichard Perrachon SA.....................................   271,603   14,662,377
#    Catering International Services..................................    14,124      196,169
*    Cegedim SA.......................................................    31,774      983,288
*    CGG SA........................................................... 4,389,424   10,232,490
#    Chargeurs SA.....................................................   135,124    2,295,457
     Cie des Alpes....................................................    67,699    2,027,084
     Cie Plastic Omnium SA............................................   379,804   10,374,909
*    Coface SA........................................................   676,344    7,394,275
     Derichebourg SA..................................................   644,921    2,325,003
#    Devoteam SA......................................................    37,273    3,166,402
#    Electricite de Strasbourg SA.....................................    21,353    2,584,780
#    Elior Group SA...................................................   858,106   11,113,019
     Elis SA.......................................................... 1,112,804   21,275,159
     Eramet...........................................................    65,268    3,270,334
# *  Erytech Pharma SA................................................     3,609       15,939
*    Esso SA Francaise................................................    17,215      420,784
#    Etablissements Maurel et Prom SA.................................   250,401      736,314

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
FRANCE -- (Continued)
     Euronext NV......................................................   373,020 $30,092,307
#    Europcar Mobility Group..........................................   662,189   2,431,900
     Eutelsat Communications SA....................................... 1,279,751  24,276,769
     Exel Industries, Class A.........................................    10,459     456,237
     Faurecia SE......................................................   113,499   5,296,787
     Fleury Michon SA.................................................     6,124     205,003
*    Fnac Darty S.A...................................................   127,014   7,352,193
     Gaumont SA.......................................................    11,360   1,597,607
     Gaztransport Et Technigaz SA.....................................   126,899  11,578,065
#    GEA..............................................................     2,433     303,910
     Gevelot SA.......................................................     3,466     750,347
     GL Events........................................................    64,765   1,699,016
     Groupe Crit......................................................    23,123   1,721,862
     Groupe Gorge.....................................................    23,816     399,227
#    Groupe Open......................................................    30,206     375,194
     Groupe SFPI......................................................    29,940      56,436
     Guerbet..........................................................    38,731   2,170,370
#    Haulotte Group SA................................................    75,426     412,401
#    HERIGE SADCS.....................................................     4,147     134,482
     HEXAOM...........................................................    15,908     598,218
*    ID Logistics Group...............................................    14,585   2,788,390
#    Iliad SA.........................................................    48,891   5,066,838
#    Imerys SA........................................................   208,694   8,061,570
     Ingenico Group SA................................................   424,498  45,392,020
# *  Innate Pharma SA.................................................    15,558      94,006
     IPSOS............................................................   245,937   7,411,293
     Jacquet Metal Service SA.........................................    84,944   1,445,642
#    JCDecaux SA......................................................    25,268     690,713
     Kaufman & Broad SA...............................................   124,014   4,731,053
     Korian SA........................................................   380,676  16,143,306
     Lagardere SCA....................................................   778,374  17,393,202
*    Lanson-BCC.......................................................     8,795     241,123
*    Latecoere SACA...................................................   458,502   1,965,551
     Laurent-Perrier..................................................    13,775   1,366,401
     Le Belier........................................................    10,566     303,876
     Lectra...........................................................   165,142   3,866,571
     Linedata Services................................................    14,505     417,450
     LISI.............................................................   114,054   4,009,002
     LNA Sante SA.....................................................    37,021   1,954,312
     Maisons du Monde SA..............................................   283,561   3,924,048
     Manitou BF SA....................................................    66,476   1,358,383
     Manutan International............................................    15,102   1,046,786
     Mersen SA........................................................   125,596   4,088,987
# *  METabolic EXplorer SA............................................   156,395     225,755
     Metropole Television SA..........................................   285,999   5,031,421
*    Mr Bricolage SA..................................................    29,965      84,211
     Nexans SA........................................................   221,611   9,017,821
     Nexity SA........................................................   298,976  15,474,466
# *  Nicox............................................................   145,865     728,886
     NRJ Group........................................................    81,965     561,309
     Oeneo SA.........................................................   137,066   1,556,943
*    OL Groupe SA.....................................................    10,735      37,248
*    Onxeo SA.........................................................   246,319     145,721
# *  Onxeo SA.........................................................    48,958      28,888
# *  Pierre & Vacances SA.............................................    29,600     489,890
#    Plastivaloire....................................................    52,074     352,297
     PSB Industries SA................................................     8,805     199,428
     Quadient.........................................................   287,438   6,155,847
#    Rallye SA........................................................   156,235   1,455,301

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
FRANCE -- (Continued)
# *  Recylex SA.......................................................   102,008 $    408,117
     Rexel SA......................................................... 2,320,855   28,772,809
#    Robertet SA......................................................     2,749    2,483,757
     Rothschild & Co..................................................    99,703    2,804,066
     Rubis SCA........................................................   608,177   35,266,736
#    Samse SA.........................................................     8,068    1,566,467
     Savencia SA......................................................    33,888    2,250,242
     Seche Environnement SA...........................................    16,034      608,095
     Societe BIC SA...................................................   180,119   12,509,884
# *  Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....    59,027    3,571,434
     Societe Marseillaise du Tunnel Prado-Carenage SA.................     5,211      102,676
     Societe pour l'Informatique Industrielle.........................    41,811    1,110,068
*    SOITEC...........................................................   128,068   14,126,076
# *  Solocal Group.................................................... 4,233,535    3,313,486
#    Somfy SA.........................................................   102,507    9,490,559
     Sopra Steria Group...............................................   104,887   14,397,958
     SPIE SA..........................................................   852,935   18,001,576
# *  SRP Groupe SA....................................................    55,158       67,223
     Stef SA..........................................................    27,648    2,686,113
     Sword Group......................................................    37,883    1,293,317
#    Synergie SA......................................................    69,728    1,979,953
#    Tarkett SA.......................................................   221,856    3,612,781
# *  Technicolor SA................................................... 2,040,996    1,707,681
#    Television Francaise 1...........................................   615,411    5,164,390
#    TFF Group........................................................    12,398      492,094
#    Thermador Groupe.................................................    37,127    2,296,613
     Total Gabon......................................................     3,171      460,042
     Trigano SA.......................................................    55,119    4,971,071
#    Union Financiere de France BQE SA................................    18,317      421,415
# *  Vallourec SA..................................................... 2,261,226    5,492,516
*    Valneva SE.......................................................    61,086      171,022
     Vetoquinol SA....................................................    19,343    1,260,531
     Vicat SA.........................................................   121,901    5,169,149
     VIEL & Cie SA....................................................   162,802      869,718
     Vilmorin & Cie SA................................................    35,320    1,931,603
*    Virbac SA........................................................    21,012    5,124,082
     Vranken-Pommery Monopole SA......................................    22,338      540,802
     XPO Logistics Europe SADIR.......................................        33       10,965
                                                                                 ------------
TOTAL FRANCE..........................................................            648,978,367
                                                                                 ------------
GERMANY -- (15.4%)
#    1&1 Drillisch AG.................................................    88,600    2,372,957
     7C Solarparken AG................................................    12,773       49,305
     Aareal Bank AG...................................................   455,580   15,294,593
*    Adler Modemaerkte AG.............................................    47,849      181,770
# *  ADLER Real Estate AG.............................................   245,889    2,834,438
     ADO Properties SA................................................   220,260    8,983,862
# *  ADVA Optical Networking SE.......................................   364,431    2,571,526
# *  AIXTRON SE.......................................................   549,541    5,024,054
     All for One Group AG.............................................     4,222      212,897
#    Allgeier SE......................................................    46,014    1,214,247
#    Amadeus Fire AG..................................................    41,125    5,180,553
     Atoss Software AG................................................     2,385      358,663
#    Aurubis AG.......................................................   300,477   14,773,413
*    Axel Springer SE.................................................    11,260      788,096
#    Basler AG........................................................    31,956    1,644,692
     Bauer AG.........................................................    82,351    1,311,160
     BayWa AG.........................................................   106,449    3,114,073
     BayWa AG.........................................................       124        4,149

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
GERMANY -- (Continued)
#    Bechtle AG.......................................................   225,300 $24,398,771
     Bertrandt AG.....................................................    42,139   2,104,702
     bet-at-home.com AG...............................................    21,796   1,160,466
#    Bijou Brigitte AG................................................    22,217   1,130,360
#    Bilfinger SE.....................................................   240,674   8,033,813
     Borussia Dortmund GmbH & Co. KGaA................................   602,892   5,701,968
     CANCOM SE........................................................   243,244  13,009,141
*    CECONOMY AG...................................................... 1,156,067   5,817,573
     CENIT AG.........................................................    53,174     721,280
     CENTROTEC Sustainable AG.........................................    14,855     261,012
     Cewe Stiftung & Co. KGAA.........................................    43,060   4,141,440
     comdirect bank AG................................................   217,781   3,283,529
     CompuGroup Medical SE............................................   182,337  11,681,898
#    Corestate Capital Holding SA.....................................    77,099   2,875,137
     CropEnergies AG..................................................   155,852   1,215,592
     CTS Eventim AG & Co. KGaA........................................   442,453  26,797,580
#    Data Modul AG Produktion Und Vertrieb Von Elektronischen Systemen    11,455     623,111
*    DEAG Deutsche Entertainment AG...................................    28,157     132,767
     Deutsche Beteiligungs AG.........................................    96,185   3,905,466
#    Deutsche EuroShop AG.............................................   394,656  11,811,918
     Deutsche Pfandbriefbank AG....................................... 1,033,260  14,120,856
     Deutz AG......................................................... 1,027,597   5,717,207
*    Dialog Semiconductor P.L.C.......................................   621,432  27,952,191
     DIC Asset AG.....................................................   435,337   6,072,411
     DMG Mori AG......................................................    15,692     743,433
#    Dr Hoenle AG.....................................................    35,751   1,856,285
     Draegerwerk AG & Co. KGaA........................................    18,322     767,484
#    Duerr AG.........................................................   410,542  12,112,451
     Eckert & Ziegler Strahlen- und Medizintechnik AG.................    32,518   5,699,560
#    EDAG Engineering Group AG........................................    52,516     650,807
#    Elmos Semiconductor AG...........................................    92,807   2,601,178
# *  ElringKlinger AG.................................................   204,148   1,509,168
     Energiekontor AG.................................................     2,066      45,122
# *  Evotec SE........................................................   543,848  12,457,202
#    Ferratum Oyj.....................................................    64,645     590,558
     Fielmann AG......................................................   153,639  11,848,901
     First Sensor AG..................................................    44,242   1,718,991
     FORTEC Elektronik AG.............................................       372       8,291
#    Francotyp-Postalia Holding AG, Class A...........................    55,619     221,762
     Freenet AG.......................................................   981,903  21,805,853
     FRIWO AG.........................................................       513      11,473
#    Fuchs Petrolub SE................................................    91,370   3,680,216
#    GEA Group AG.....................................................   890,332  27,192,379
     Gerresheimer AG..................................................   262,222  21,146,921
     Gesco AG.........................................................    56,186   1,185,895
#    GFT Technologies SE..............................................   123,639   1,087,605
     Grand City Properties SA.........................................   806,380  18,878,443
#    GRENKE AG........................................................    24,428   2,310,102
*    H&R GmbH & Co. KGaA..............................................    70,149     428,285
     Hamburger Hafen und Logistik AG..................................   182,979   4,740,431
#    Hapag-Lloyd AG...................................................    60,729   4,411,661
     Hawesko Holding AG...............................................        52       1,938
# *  Heidelberger Druckmaschinen AG................................... 1,982,859   2,573,212
     Hella GmbH & Co KGaA.............................................   244,384  11,887,773
     Highlight Communications AG......................................    98,406     453,332
     HolidayCheck Group AG............................................   222,207     606,656
     Hornbach Baumarkt AG.............................................    42,848     909,840
     Hornbach Holding AG & Co. KGaA...................................    31,349   1,894,362
     Hugo Boss AG.....................................................   488,688  20,604,306

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
GERMANY -- (Continued)
*    Hypoport AG......................................................       310 $    96,075
     Indus Holding AG.................................................   133,474   5,086,815
#    Isra Vision AG...................................................   115,594   5,467,458
     IVU Traffic Technologies AG......................................    50,314     615,381
     Jenoptik AG......................................................   391,123  11,630,075
#    K+S AG........................................................... 1,567,865  22,263,660
     Kampa AG.........................................................     7,101           0
     KION Group AG....................................................    43,790   2,913,687
#    Kloeckner & Co. SE...............................................   575,851   3,319,481
#    Koenig & Bauer AG................................................    95,477   3,155,197
#    Krones AG........................................................   114,135   7,456,690
     KSB SE & Co. KGaA................................................     3,466   1,104,015
     KWS Saat SE & Co., KGaA..........................................    80,955   5,442,014
     Lanxess AG.......................................................   628,306  40,826,813
#    Leifheit AG......................................................    60,321   1,436,330
# *  Leoni AG.........................................................   245,460   2,907,640
*    LPKF Laser & Electronics AG......................................    79,814   1,237,770
# *  Manz AG..........................................................    30,876     660,494
#    MasterFlex SE....................................................    21,291     126,929
#    Mediclin AG......................................................    88,966     549,549
# *  Medigene AG......................................................   104,479     666,053
     METRO AG.........................................................   359,027   5,862,692
     MLP SE...........................................................   415,171   2,120,554
     Nemetschek SE....................................................   364,417  18,593,427
     New Work SE......................................................    20,306   6,396,806
#    Nexus AG.........................................................    87,089   3,083,176
# *  Nordex SE........................................................   508,398   6,637,531
     Norma Group SE...................................................   237,761   8,728,230
#    OHB SE...........................................................    38,414   1,522,862
#    OSRAM Licht AG...................................................   602,174  26,956,108
#    Paragon GmbH & Co. KGaA..........................................    14,660     190,253
     Patrizia AG......................................................   358,404   7,363,953
#    Pfeiffer Vacuum Technology AG....................................    53,444   8,370,209
     PNE AG...........................................................   493,007   2,187,517
     Progress-Werk Oberkirch AG.......................................     8,558     232,770
     ProSiebenSat.1 Media SE.......................................... 1,109,960  16,390,463
#    PSI Software AG..................................................    50,278   1,068,623
*    QIAGEN NV........................................................    60,013   1,805,134
#    QSC AG...........................................................   724,521   1,000,218
*    R Stahl AG.......................................................    14,952     444,143
     Rheinmetall AG...................................................   339,164  40,905,414
     RHOEN-KLINIKUM AG................................................   233,180   4,802,869
     RIB Software SE..................................................   292,708   7,605,880
*    Rocket Internet SE...............................................   497,217  13,203,777
#    S&T AG...........................................................   316,569   6,751,178
     SAF-Holland SA...................................................   362,112   2,556,621
     Salzgitter AG....................................................   310,376   5,628,062
# *  Schaltbau Holding AG.............................................    32,728   1,110,466
     Schloss Wachenheim AG............................................     8,017     150,971
     Scout24 AG.......................................................   271,406  16,823,467
#    Secunet Security Networks AG.....................................     6,248     809,762
# *  Senvion SA.......................................................    31,747       2,408
# *  SGL Carbon SE....................................................   293,218   1,362,821
# *  Shop Apotheke Europe NV..........................................    24,816   1,082,414
#    Siltronic AG.....................................................   153,046  14,576,002
#    Sixt Leasing SE..................................................    64,806     808,415
     Sixt SE..........................................................    96,696   9,456,028
# *  SLM Solutions Group AG...........................................     9,386     168,459
*    SMA Solar Technology AG..........................................    87,177   2,725,791

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
GERMANY -- (Continued)
# *  SMT Scharf AG....................................................    22,763 $    234,750
     Softing AG.......................................................    26,963      233,256
     Software AG......................................................   395,714   12,588,055
     Stabilus SA......................................................   170,155    9,552,787
     STRATEC SE.......................................................    24,452    1,847,259
#    Stroeer SE & Co. KGaA............................................   216,062   17,407,761
     Suedzucker AG....................................................   584,233    8,407,585
# *  SUESS MicroTec SE................................................   137,494    1,519,426
     Surteco Group SE.................................................    46,502    1,020,272
     Syzygy AG........................................................     2,030       17,598
     TAG Immobilien AG................................................ 1,024,715   24,902,336
     Takkt AG.........................................................   203,963    2,425,869
#    Technotrans SE...................................................    47,270      895,167
# *  Tele Columbus AG.................................................   296,432      697,726
     TLG Immobilien AG................................................   722,981   21,202,568
     Traffic Systems SE...............................................    35,766      878,384
     VERBIO Vereinigte BioEnergie AG..................................   151,277    1,524,392
     Vossloh AG.......................................................    68,437    2,802,451
#    Wacker Chemie AG.................................................    89,853    7,039,208
#    Wacker Neuson SE.................................................   220,998    3,773,117
     Washtec AG.......................................................    76,707    3,854,709
     Wuestenrot & Wuerttembergische AG................................   115,343    2,360,264
     Zeal Network SE..................................................    53,863    1,207,475
                                                                                 ------------
TOTAL GERMANY.........................................................            940,066,528
                                                                                 ------------
GREECE -- (0.0%)
     Alfa Alfa Energy SA..............................................     3,810            0
*    Babis Vovos International Construction SA........................    21,073            0
     Elektroniki Athinon SA...........................................     7,497            0
*    Neorion Holdings SA..............................................    14,991            0
                                                                                 ------------
TOTAL GREECE..........................................................                      0
                                                                                 ------------
IRELAND -- (0.5%)
     Bank of Ireland Group P.L.C...................................... 1,322,638    6,375,162
     C&C Group P.L.C.................................................. 1,526,948    7,517,676
     Cairn Homes P.L.C................................................ 1,141,494    1,477,228
*    Datalex P.L.C....................................................   107,125       82,080
     FBD Holdings P.L.C...............................................   125,459    1,244,835
     FBD Holdings P.L.C...............................................     9,798       96,878
     Flutter Entertainment P.L.C......................................     1,546      159,775
     Glanbia P.L.C....................................................   285,853    3,188,041
     Glanbia P.L.C....................................................   700,613    7,828,606
     Irish Continental Group P.L.C....................................   575,727    2,753,227
     Irish Continental Group P.L.C....................................   234,200    1,153,174
*    Permanent TSB Group Holdings P.L.C...............................   165,531      218,557
                                                                                 ------------
TOTAL IRELAND.........................................................             32,095,239
                                                                                 ------------
ISRAEL -- (3.0%)
     Adgar Investment and Development, Ltd............................    19,117       46,443
*    ADO Group, Ltd...................................................    99,315    2,802,711
     Afcon Holdings, Ltd..............................................     1,840       95,661
*    AFI Properties, Ltd..............................................    98,160    3,501,079
     Africa Israel Residences, Ltd....................................     2,237       61,291
# *  Airport City, Ltd................................................   435,460    8,222,769
*    Albaad Massuot Yitzhak, Ltd......................................     2,660       18,221
*    Allot, Ltd.......................................................   189,732    1,473,302
     Alony Hetz Properties & Investments, Ltd.........................   339,929    4,907,374
     Alrov Properties and Lodgings, Ltd...............................    49,177    2,134,880

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
ISRAEL -- (Continued)
     Amot Investments, Ltd............................................   453,393 $3,191,558
#    Arad, Ltd........................................................    16,809    252,807
# *  Arko Holdings, Ltd............................................... 1,440,389    599,934
     Ashtrom Group, Ltd...............................................    91,547  1,029,996
     Ashtrom Properties, Ltd..........................................   202,423  1,345,350
     AudioCodes, Ltd..................................................   178,789  3,772,400
# *  Avgol Industries 1953, Ltd.......................................   468,925    425,566
*    Azorim-Investment Development & Construction Co., Ltd............   434,861    806,484
     Bayside Land Corp................................................     6,361  4,268,832
#    Bet Shemesh Engines Holdings 1997, Ltd...........................    18,991    777,862
     Big Shopping Centers, Ltd........................................    32,218  2,915,045
     Blue Square Real Estate, Ltd.....................................    36,269  1,849,459
*    Bonus Biogroup, Ltd..............................................   613,036     81,136
*    Brack Capital Properties NV......................................    17,815  2,029,986
#    Brainsway, Ltd...................................................    54,222    233,474
     Camtek, Ltd......................................................   116,162  1,250,841
     Carasso Motors, Ltd..............................................    94,524    438,610
*    Cellcom Israel, Ltd..............................................   379,471    969,158
# *  Ceragon Networks, Ltd............................................   266,244    793,407
*    Clal Biotechnology Industries, Ltd...............................   182,384     83,967
*    Clal Insurance Enterprises Holdings, Ltd.........................   223,643  3,449,807
     Cohen Development & Industrial Buildings, Ltd....................     3,184     69,155
# *  Compugen, Ltd....................................................   197,189    959,121
#    Danel Adir Yeoshua, Ltd..........................................    22,019  1,609,277
     Delek Automotive Systems, Ltd....................................   222,032    863,187
     Delta-Galil Industries, Ltd......................................    71,758  1,818,777
     Dor Alon Energy in Israel 1988, Ltd..............................    10,182    207,503
*    El Al Israel Airlines............................................ 1,110,380    428,238
     Electra Consumer Products 1970, Ltd..............................    46,445    783,669
*    Electra Real Estate, Ltd.........................................    16,980    119,160
     Electra, Ltd.....................................................    12,544  4,440,188
*    Energix-Renewable Energies, Ltd..................................   885,288  2,295,955
# *  Enlight Renewable Energy, Ltd.................................... 2,163,770  2,564,365
*    Equital, Ltd.....................................................   110,847  3,212,883
*    Evogene, Ltd.....................................................    79,189    122,818
*    First International Bank Of Israel, Ltd..........................    36,746  1,008,799
     FMS Enterprises Migun, Ltd.......................................    19,186    710,454
# *  Foresight Autonomous Holdings, Ltd...............................   172,589     48,597
     Formula Systems 1985, Ltd........................................    62,881  4,189,417
     Fox Wizel, Ltd...................................................    57,530  2,226,216
     Gilat Satellite Networks, Ltd....................................   225,761  1,831,523
#    Hadera Paper, Ltd................................................    24,531  1,179,750
# *  Hamlet Israel-Canada, Ltd........................................    32,722    638,226
     Harel Insurance Investments & Financial Services, Ltd............   757,790  6,060,335
     Hilan, Ltd.......................................................    98,707  4,365,248
#    IDI Insurance Co., Ltd...........................................    44,710  1,597,702
     IES Holdings, Ltd................................................         1         73
*    Industrial Buildings Corp., Ltd.................................. 1,009,017  2,239,180
#    Inrom Construction Industries, Ltd...............................   359,992  1,353,766
# *  Intercure, Ltd...................................................    52,127     69,933
     Israel Canada T.R, Ltd...........................................    76,478    143,107
     Israel Land Development--Urban Renewal, Ltd......................    31,316    325,958
#    Isras Investment Co., Ltd........................................     5,159  1,131,603
     Issta Lines, Ltd.................................................    11,573    227,413
# *  Kamada, Ltd......................................................   204,692  1,070,569
     Kenon Holdings, Ltd..............................................   110,996  2,430,689
     Kerur Holdings, Ltd..............................................    31,380    863,747
#    Klil Industries, Ltd.............................................     5,696    478,197
     Magic Software Enterprises, Ltd..................................   133,292  1,262,039

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
ISRAEL -- (Continued)
     Matrix IT, Ltd...................................................     238,821 $  4,389,394
#    Maytronics, Ltd..................................................     283,393    2,486,154
     Mediterranean Towers, Ltd........................................     326,956      935,426
#    Mega Or Holdings, Ltd............................................      81,523    1,937,851
# *  Mehadrin, Ltd....................................................       3,072      118,750
     Meitav Dash Investments, Ltd.....................................     100,871      409,589
     Melisron, Ltd....................................................      48,502    2,940,899
     Menora Mivtachim Holdings, Ltd...................................     183,483    2,942,839
     Migdal Insurance & Financial Holding, Ltd........................   2,546,207    2,642,936
     Minrav Holdings, Ltd.............................................         263       38,521
     Mivtach Shamir Holdings, Ltd.....................................      24,053      470,448
     Municipal Bank, Ltd..............................................       1,031      221,514
     Naphtha Israel Petroleum Corp., Ltd..............................     244,337    1,369,236
*    Nawi Brothers, Ltd...............................................     107,829      685,806
     Neto ME Holdings, Ltd............................................       8,982      765,584
*    Nova Measuring Instruments, Ltd..................................     182,733    6,134,559
#    NR Spuntech Industries, Ltd......................................      76,176      131,990
     Oil Refineries, Ltd..............................................   9,073,048    4,658,322
     One Software Technologies, Ltd...................................       1,451      102,078
#    OPC Energy, Ltd..................................................      37,641      303,902
*    Partner Communications Co., Ltd..................................     816,972    3,682,638
#    Paz Oil Co., Ltd.................................................      56,718    8,696,982
*    Perion Network, Ltd..............................................      12,378       66,219
     Phoenix Holdings, Ltd. (The).....................................     571,475    3,485,891
     Plasson Industries, Ltd..........................................      20,585      960,072
     Pluristem Therapeutics, Inc......................................      17,233        5,730
*    Pluristem Therapeutics, Inc......................................       1,813        6,027
#    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............      50,072    2,798,997
# *  Redhill Biopharma, Ltd...........................................     613,939      413,917
#    Scope Metals Group, Ltd..........................................      47,147    1,145,799
     Shapir Engineering and Industry, Ltd.............................     593,025    2,939,666
#    Shikun & Binui, Ltd..............................................   1,337,236    5,306,626
#    Shufersal, Ltd...................................................     702,742    4,751,970
     Summit Real Estate Holdings, Ltd.................................     202,039    2,582,629
*    Suny Cellular Communication, Ltd.................................     473,129      236,348
     Tadiran Holdings, Ltd............................................      14,981      524,892
*    Tower Semiconductor, Ltd.........................................     131,252    2,900,959
*    Union Bank of Israel.............................................     199,952      970,705
     YH Dimri Construction & Development, Ltd.........................       3,893      105,977
                                                                                   ------------
TOTAL ISRAEL..........................................................              184,044,089
                                                                                   ------------
ITALY -- (9.7%)
# *  A.S. Roma SpA....................................................     856,401      479,988
     A2A SpA..........................................................  10,193,924   20,464,068
     ACEA SpA.........................................................     407,737    8,114,741
# *  Aeffe SpA........................................................     310,503      530,473
     Amplifon SpA.....................................................     702,969   17,678,490
     Anima Holding SpA................................................   1,876,634    8,146,595
#    Aquafil SpA......................................................      83,289      650,583
*    Arnoldo Mondadori Editore SpA....................................   1,200,844    2,680,322
     Ascopiave SpA....................................................     574,531    2,389,402
     Autogrill SpA....................................................     976,190    9,651,368
     Autostrade Meridionali SpA.......................................       3,917      131,607
     Avio SpA.........................................................      90,389    1,234,549
     Azimut Holding SpA...............................................     925,979   19,041,483
     B&C Speakers SpA.................................................      18,289      255,083
# *  Banca Carige SpA................................................. 148,414,098       99,316
     Banca Farmafactoring SpA.........................................     752,190    4,558,254
#    Banca Finnat Euramerica SpA......................................     616,149      185,517

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
ITALY -- (Continued)
     Banca Generali SpA...............................................    431,373 $14,082,798
     Banca IFIS SpA...................................................    166,228   2,820,111
# *  Banca Monte dei Paschi di Siena SpA..............................    213,039     343,323
     Banca Popolare di Sondrio SCPA...................................  3,145,191   6,290,087
#    Banca Profilo SpA................................................  1,814,636     321,918
     Banca Sistema SpA................................................    338,669     608,916
# *  Banco BPM SpA.................................................... 12,626,497  28,742,468
#    Banco di Desio e della Brianza SpA...............................    238,796     541,001
     BasicNet SpA.....................................................    169,891     912,718
     BE...............................................................    564,587     682,782
     Biesse SpA.......................................................     88,272   1,105,608
     BPER Banca.......................................................  3,576,937  16,002,455
#    Brunello Cucinelli SpA...........................................    251,092   7,870,161
     Buzzi Unicem SpA.................................................    632,779  15,268,082
     Cairo Communication SpA..........................................    546,490   1,405,716
#    Carraro SpA......................................................    162,374     337,819
     Cembre SpA.......................................................     10,902     259,579
     Cementir Holding NV..............................................    361,631   2,432,465
     Cerved Group SpA.................................................  1,380,566  13,436,335
     CIR-Compagnie Industriali Riunite SpA............................  2,650,178   2,730,163
     Credito Emiliano SpA.............................................    583,283   3,373,520
# *  Credito Valtellinese SpA......................................... 49,592,616   3,378,097
# *  d'Amico International Shipping SA................................  2,577,810     378,475
#    Danieli & C Officine Meccaniche SpA..............................    101,008   1,745,341
     Datalogic SpA....................................................    126,734   1,961,994
     De' Longhi SpA...................................................    416,772   7,676,856
     DeA Capital SpA..................................................    778,374   1,186,983
     DiaSorin SpA.....................................................     83,904   9,460,254
     doValue SpA......................................................     82,498     975,729
     El.En. SpA.......................................................     34,312     973,350
# *  Elica SpA........................................................    150,740     403,531
     Emak SpA.........................................................    388,913     368,174
     Enav SpA.........................................................  1,348,216   7,851,352
     ERG SpA..........................................................    420,457   8,899,684
     Esprinet SpA.....................................................    235,490     978,279
# *  Eurotech SpA.....................................................    276,627   2,711,974
*    Expert System SpA................................................     45,395     149,330
# *  Exprivia SpA.....................................................    109,673      99,236
     Falck Renewables SpA.............................................    988,254   4,404,833
     Fiera Milano SpA.................................................    182,588     892,803
#    Fila SpA.........................................................    141,852   2,437,002
# *  Fincantieri SpA..................................................  3,883,790   4,098,325
#    FinecoBank Banca Fineco SpA......................................    135,509   1,527,638
     FNM SpA..........................................................  1,333,873     875,725
#    Freni Brembo SpA.................................................  1,149,779  12,232,960
*    GEDI Gruppo Editoriale SpA.......................................    927,122     291,275
#    Gefran SpA.......................................................     37,987     292,159
     Geox SpA.........................................................    604,392     842,528
#    Gima TT SpA......................................................     59,692     462,224
     Gruppo MutuiOnline SpA...........................................    169,566   3,366,870
*    Guala Closures SpA...............................................     27,660     200,551
     Hera SpA.........................................................  6,455,969  27,655,462
#    Illimity Bank SpA................................................     61,470     598,067
#    IMA Industria Macchine Automatiche SpA...........................    129,592   8,823,710
*    IMMSI SpA........................................................  1,338,219     845,235
*    Intek Group SpA..................................................  1,988,916     643,136
     Interpump Group SpA..............................................    569,177  15,603,014
     Iren SpA.........................................................  5,087,546  15,794,083
     Italgas SpA......................................................  3,818,401  24,581,718

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
ITALY -- (Continued)
     Italmobiliare SpA................................................    66,013 $  1,765,923
     IVS Group SA.....................................................    56,191      609,599
# *  Juventus Football Club SpA....................................... 3,178,690    4,984,416
     La Doria SpA.....................................................    80,464      793,099
#    Maire Tecnimont SpA.............................................. 1,175,046    3,078,963
     MARR SpA.........................................................   234,377    4,925,576
     Massimo Zanetti Beverage Group SpA...............................    65,668      420,258
# *  Mediaset SpA..................................................... 3,820,606   11,426,519
#    Openjobmetis SpA agenzia per il lavoro...........................    63,025      523,660
# *  OVS SpA.......................................................... 1,309,356    2,612,760
     Piaggio & C SpA.................................................. 1,557,750    4,902,338
#    Pirelli & C SpA..................................................   880,923    5,092,516
#    Prima Industrie SpA..............................................    32,468      479,275
#    Prysmian SpA.....................................................   442,254   10,230,350
     RAI Way SpA......................................................   549,510    3,389,036
#    Reno de Medici SpA............................................... 1,282,618    1,066,974
     Reply SpA........................................................   150,466    9,805,317
     Retelit SpA......................................................   812,002    1,518,385
     Richard-Ginori 1735 SpA..........................................     8,489            0
#    Rizzoli Corriere Della Sera Mediagroup SpA....................... 1,132,439    1,163,220
     Sabaf SpA........................................................    49,948      668,309
     SAES Getters SpA.................................................    26,758      754,936
*    Safilo Group SpA.................................................   233,748      249,300
# *  Saipem SpA....................................................... 5,057,693   22,957,059
# *  Salini Impregilo SpA............................................. 1,282,257    2,610,663
     Salvatore Ferragamo SpA..........................................   377,547    7,061,246
     Saras SpA........................................................ 4,486,402    8,615,746
     Servizi Italia SpA...............................................    62,874      191,509
     Sesa SpA.........................................................    55,676    2,478,093
     Societa Cattolica di Assicurazioni SC............................ 1,232,188   10,748,637
     Societa Iniziative Autostradali e Servizi SpA....................   338,188    5,848,235
# *  Sogefi SpA.......................................................   332,859      520,917
#    SOL SpA..........................................................   171,736    2,010,767
     Tamburi Investment Partners SpA..................................   805,238    5,760,180
#    Technogym SpA....................................................   667,996    7,369,809
*    Tinexta S.p.A....................................................   139,927    2,058,677
#    Tod's SpA........................................................    73,658    3,490,792
# *  TREVI--Finanziaria Industriale SpA...............................   114,680       32,089
#    TXT e-solutions SpA..............................................    40,719      383,684
     Unieuro SpA......................................................    67,560      978,536
#    Unione di Banche Italiane SpA.................................... 7,724,232   23,530,091
     Unipol Gruppo SpA................................................ 3,250,383   18,140,593
     UnipolSai Assicurazioni SpA......................................   348,889      973,734
     Zignago Vetro SpA................................................   200,088    2,278,074
                                                                                 ------------
TOTAL ITALY...........................................................            590,027,681
                                                                                 ------------
NETHERLANDS -- (6.4%)
     Aalberts NV......................................................   728,381   29,352,137
     Accell Group NV..................................................   157,310    3,907,613
*    AFC Ajax NV......................................................    13,955      298,086
# *  Altice Europe NV................................................. 4,683,910   26,800,426
*    Altice Europe NV, Class B........................................   159,363      915,885
#    AMG Advanced Metallurgical Group NV..............................   184,488    4,539,063
     Amsterdam Commodities NV.........................................   119,553    2,575,420
     APERAM SA........................................................   390,560   10,006,930
     Arcadis NV.......................................................   538,893   10,653,936
     ASM International NV.............................................   331,781   33,450,744
     ASR Nederland NV.................................................   688,282   25,231,450
     Atag Group NV....................................................     4,630            0

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
NETHERLANDS -- (Continued)
*    Basic-Fit NV.....................................................   181,080 $  5,538,327
     BE Semiconductor Industries NV...................................   589,568   21,856,942
# *  Beter Bed Holding NV.............................................    22,883       56,621
#    Boskalis Westminster.............................................   653,419   14,382,444
#    Brunel International NV..........................................   158,072    1,463,819
     Corbion NV.......................................................   418,361   12,086,154
     Flow Traders.....................................................   226,049    5,323,538
     ForFarmers NV....................................................   217,117    1,317,265
# *  Fugro NV.........................................................   597,586    5,416,950
     GrandVision NV...................................................   173,216    5,295,229
# *  Heijmans NV......................................................   163,686    1,325,494
     Hunter Douglas NV................................................    24,041    1,540,031
     IMCD NV..........................................................   357,303   27,899,685
#    Intertrust NV....................................................   464,189    8,836,472
#    Kendrion NV......................................................   107,439    2,282,547
#    Koninklijke BAM Groep NV......................................... 1,955,582    4,964,917
#    Koninklijke Vopak NV.............................................   232,211   12,756,663
*    Lucas Bols NV....................................................    20,321      322,818
     Nederland Apparatenfabriek.......................................    33,193    1,782,175
*    OCI NV...........................................................   327,478    7,363,135
     Ordina NV........................................................   673,792    1,376,659
#    PostNL NV........................................................ 3,398,256    7,807,912
     SBM Offshore NV.................................................. 1,376,758   23,742,884
#    SIF Holding NV...................................................    35,317      509,142
     Signify NV.......................................................   712,323   20,871,103
#    Sligro Food Group NV.............................................   166,919    4,248,554
#    SNS NV...........................................................   705,718            0
*    Takeaway.com NV..................................................   233,901   19,078,929
     TKH Group NV.....................................................   272,075   13,947,250
     TomTom NV........................................................   545,686    6,179,638
     Van Lanschot Kempen NV...........................................    77,449    1,785,662
                                                                                 ------------
TOTAL NETHERLANDS.....................................................            389,090,649
                                                                                 ------------
NORWAY -- (2.3%)
     ABG Sundal Collier Holding ASA................................... 2,436,095      900,420
     AF Gruppen ASA...................................................    68,590    1,319,986
*    Akastor ASA...................................................... 1,077,318    1,221,652
*    Aker Solutions ASA............................................... 1,116,886    2,578,737
     American Shipping Co. ASA........................................   208,951      815,465
# *  Archer, Ltd......................................................   745,010      281,942
     Arendals Fossekompani A.S........................................        90       22,106
     Atea ASA.........................................................   530,643    6,704,897
     Austevoll Seafood ASA............................................   310,041    3,130,818
*    Avance Gas Holding, Ltd..........................................   414,113    1,891,682
# *  Axactor SE.......................................................   856,868    1,660,378
#    B2Holding ASA.................................................... 1,157,660    1,025,184
     Bonheur ASA......................................................   142,873    2,822,452
     Borregaard ASA...................................................   743,872    7,167,161
     BW LPG, Ltd......................................................   735,889    5,153,714
*    BW Offshore, Ltd.................................................   837,993    6,400,237
     Data Respons ASA.................................................    24,347       96,627
#    DNO ASA.......................................................... 4,227,991    5,137,951
# *  DOF ASA..........................................................   264,493       39,836
     Europris ASA..................................................... 1,202,990    3,264,762
# *  FLEX LNG, Ltd....................................................   160,293    1,486,399
*    Frontline, Ltd...................................................   584,049    6,144,047
# *  Funcom NV........................................................   448,602      655,039
     Grieg Seafood ASA................................................   375,532    4,605,388
# *  Hexagon Composites ASA...........................................   655,884    2,216,733

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
NORWAY -- (Continued)
     Hoegh LNG Holdings, Ltd..........................................    261,647 $  1,011,151
# *  IDEX ASA.........................................................    506,708       31,837
     Itera ASA........................................................     10,713       10,714
*    Kongsberg Automotive ASA.........................................  2,171,519    1,131,222
     Kongsberg Gruppen ASA............................................     79,924    1,180,749
#    Kvaerner ASA.....................................................  1,605,790    2,038,016
     Magnora ASA......................................................    138,602       98,009
# *  NEL ASA..........................................................  8,250,620    7,153,622
# *  Nordic Nanovector ASA............................................    328,770      739,549
# *  Nordic Semiconductor ASA.........................................  1,023,022    5,826,881
#    Norway Royal Salmon ASA..........................................     93,756    2,215,677
# *  Norwegian Air Shuttle ASA........................................    490,935    2,386,790
*    Norwegian Finans Holding ASA.....................................    654,515    6,321,395
#    Norwegian Property ASA...........................................     43,744       62,809
#    Ocean Yield ASA..................................................    349,992    1,957,071
*    Odfjell Drilling, Ltd............................................    654,039    1,897,101
*    Odfjell SE, Class A..............................................    137,586      432,710
     Olav Thon Eiendomsselskap ASA....................................    116,521    1,851,736
*    Otello Corp. ASA.................................................    587,281      986,305
# *  Panoro Energy ASA................................................    336,949      915,790
*    PGS ASA..........................................................  2,204,670    3,731,355
# *  PhotoCure ASA....................................................    106,211      678,697
*    Prosafe SE.......................................................    319,687      250,522
# *  Protector Forsikring ASA.........................................    442,424    2,232,151
*    Q-Free ASA.......................................................    179,836      130,201
# *  REC Silicon ASA..................................................  1,551,847      520,176
     Sbanken ASA......................................................    479,365    3,405,773
#    Scatec Solar ASA.................................................    570,555    6,347,297
     Selvaag Bolig ASA................................................    298,532    1,646,939
#    Solon Eiendom ASA................................................     56,855      207,573
     Stolt-Nielsen, Ltd...............................................    189,009    2,327,666
     TGS NOPEC Geophysical Co. ASA....................................     69,467    1,804,153
     Treasure ASA.....................................................    314,079      465,491
     Veidekke ASA.....................................................    713,127    7,733,003
#    Wallenius Wilhelmsen ASA.........................................    227,598      496,473
     Wilh Wilhelmsen Holding ASA, Class A.............................     68,304    1,061,381
# *  XXL ASA..........................................................    355,913      729,558
                                                                                  ------------
TOTAL NORWAY..........................................................             138,761,156
                                                                                  ------------
PORTUGAL -- (1.0%)
     Altri SGPS SA....................................................    569,324    3,475,233
     Banco Comercial Portugues SA, Class R............................ 64,683,272   14,668,477
     Banco Espirito Santo SA..........................................  4,777,921            0
#    CTT-Correios de Portugal SA......................................  1,106,710    3,538,222
#    Ibersol SGPS SA..................................................     36,721      307,333
#    Mota-Engil SGPS SA...............................................    798,468    1,768,736
     Navigator Co. SA (The)...........................................  2,044,995    7,379,804
     NOS SGPS SA......................................................  2,046,029   12,164,149
     Novabase SGPS SA.................................................     72,649      203,968
     REN--Redes Energeticas Nacionais SGPS SA.........................  3,152,817    9,358,221
     Semapa-Sociedade de Investimento e Gestao........................    174,523    2,403,557
     Sonae Capital SGPS SA............................................    789,547      622,239
     Sonae SGPS SA....................................................  6,828,206    6,889,237
                                                                                  ------------
TOTAL PORTUGAL........................................................              62,779,176
                                                                                  ------------
SPAIN -- (6.0%)
     Acciona SA.......................................................    190,411   19,836,689
     Acerinox SA......................................................  1,257,724   11,791,597

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
SPAIN -- (Continued)
# *  Adveo Group International SA.....................................     84,445 $     8,561
     Alantra Partners SA..............................................     69,717   1,185,124
#    Almirall SA......................................................    478,628   8,989,625
# *  Amper SA.........................................................  6,171,198   1,798,238
     Applus Services SA...............................................    915,222  11,059,916
     Atresmedia Corp. de Medios de Comunicacion SA....................    609,294   2,549,947
     Azkoyen SA.......................................................     67,253     514,568
     Banco de Sabadell SA.............................................  9,595,372  10,547,514
     Bankia SA........................................................  1,000,773   1,909,294
     Bankinter SA.....................................................  1,851,705  12,824,712
     Bolsas y Mercados Espanoles SHMSF SA.............................    501,422  13,909,053
# *  Caja de Ahorros del Mediterraneo.................................    116,412           0
     Cellnex Telecom S.A..............................................    198,576   8,562,098
#    Cellnex Telecom SA...............................................    684,045  29,515,742
     Cia de Distribucion Integral Logista Holdings SA.................    363,381   7,619,010
     CIE Automotive SA................................................    504,560  12,567,242
     Construcciones y Auxiliar de Ferrocarriles SA....................    129,944   5,835,368
# *  Deoleo SA........................................................  1,879,523     100,284
# *  Distribuidora Internacional de Alimentacion SA...................     18,821       3,675
     Ebro Foods SA....................................................    533,238  11,706,106
# *  eDreams ODIGEO SA................................................    410,996   1,888,312
     Elecnor SA.......................................................    200,108   2,310,610
     Enagas SA........................................................    945,913  23,406,228
#    Ence Energia y Celulosa SA.......................................  1,139,858   4,501,137
     Ercros SA........................................................    793,840   2,023,618
     Euskaltel SA.....................................................    530,684   4,942,113
     Faes Farma SA....................................................  2,028,081  11,654,515
*    Fluidra SA.......................................................    357,448   4,460,692
     Fomento de Construcciones y Contratas SA.........................    330,043   3,993,663
*    Global Dominion Access SA........................................    710,368   2,982,214
     Grupo Catalana Occidente SA......................................    248,935   8,721,249
# *  Grupo Empresarial San Jose SA....................................    153,495   1,188,138
# *  Grupo Ezentis SA.................................................  1,683,706     957,605
     Iberpapel Gestion SA.............................................     47,911   1,318,636
# *  Indra Sistemas SA................................................    859,495   8,302,813
     Laboratorios Farmaceuticos Rovi SA...............................     72,954   1,780,179
     Liberbank SA..................................................... 13,599,029   4,356,582
*    Masmovil Ibercom SA..............................................    397,063   9,193,442
     Mediaset Espana Comunicacion SA..................................  1,072,499   6,562,470
     Melia Hotels International SA....................................    793,796   6,472,756
#    Miquel y Costas & Miquel SA......................................    145,855   2,451,232
# *  Obrascon Huarte Lain SA..........................................    926,681   1,068,383
# *  Pharma Mar SA....................................................  1,334,762   2,842,868
     Prim SA..........................................................     39,523     473,609
*    Promotora de Informaciones SA, Class A...........................  2,378,213   3,533,053
     Prosegur Cia de Seguridad SA.....................................  1,802,082   6,993,269
# *  Quabit Inmobiliaria SA...........................................    822,731     720,202
*    Realia Business SA...............................................  1,782,137   1,758,419
     Renta 4 Banco SA.................................................        442       3,251
     Sacyr S.A........................................................  3,190,457   9,077,387
# *  Solaria Energia y Medio Ambiente SA..............................    395,783   3,064,788
*    Talgo SA.........................................................    644,045   4,025,575
*    Tecnicas Reunidas SA.............................................    202,691   5,102,110
     Tubacex SA.......................................................    799,622   2,373,166
#    Unicaja Banco SA.................................................  1,933,461   1,750,914
#    Vidrala SA.......................................................    110,672   9,620,602
#    Viscofan SA......................................................    281,337  15,257,811
     Vocento SA.......................................................    352,577     477,808

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SPAIN -- (Continued)
     Zardoya Otis SA.................................................. 1,139,409 $  8,639,070
                                                                                 ------------
TOTAL SPAIN...........................................................            363,084,852
                                                                                 ------------
SWEDEN -- (7.2%)
*    AcadeMedia AB....................................................   363,816    1,842,150
*    Adapteo Oyj......................................................   277,432    3,037,326
     AddLife AB, Class B..............................................    85,418    1,914,007
     AddNode Group AB.................................................    84,058    1,499,940
     AddTech AB, Class B..............................................   383,287   10,666,255
     AF POYRY AB......................................................   691,852   14,728,185
     Alimak Group AB..................................................   255,129    3,364,057
*    Arise AB.........................................................    36,861      103,086
     Arjo AB, Class B.................................................   699,340    2,884,306
     Atrium Ljungberg AB, Class B.....................................   248,215    4,942,652
#    Attendo AB.......................................................   668,745    3,414,681
#    Avanza Bank Holding AB...........................................   813,250    6,938,367
     BE Group AB......................................................    27,710      107,920
     Beijer Alma AB...................................................   284,395    3,657,334
#    Beijer Electronics Group AB......................................    91,696      476,495
     Beijer Ref AB....................................................   449,196   12,127,056
     Bergman & Beving AB..............................................   193,579    1,693,601
     Besqab AB........................................................    21,962      328,120
#    Betsson AB.......................................................   985,787    4,855,584
     Bilia AB, Class A................................................   664,671    6,670,201
#    BillerudKorsnas AB...............................................   446,332    5,368,068
     BioGaia AB, Class B..............................................   122,939    4,684,206
     Biotage AB.......................................................   460,673    4,758,816
     Bjorn Borg AB....................................................    99,769      225,640
     Bonava AB, Class B...............................................   461,683    4,452,743
     Bravida Holding AB...............................................   947,317    8,729,138
     Bufab AB.........................................................   216,910    2,365,824
#    Bulten AB........................................................   119,933      736,251
     Bure Equity AB...................................................   451,708    6,981,992
# *  Byggmax Group AB.................................................   388,681    1,090,912
     Catena AB........................................................   151,646    5,554,738
*    Cavotec SA.......................................................    79,682      116,509
     Clas Ohlson AB, Class B..........................................   148,783    1,431,598
     Cloetta AB, Class B.............................................. 1,704,263    5,786,880
*    Collector AB.....................................................   144,838      705,176
     Concentric AB....................................................   372,059    4,974,435
     Coor Service Management Holding AB...............................   263,417    2,251,611
     Corem Property Group AB, Class B.................................   163,626      364,705
     Dios Fastigheter AB..............................................   859,999    7,164,452
     Dometic Group AB................................................. 1,028,220    9,546,229
*    Doro AB..........................................................   155,569      676,870
     Duni AB..........................................................   218,979    2,937,005
#    Dustin Group AB..................................................   452,450    3,607,132
     Eastnine AB......................................................   126,421    1,548,212
     Elanders AB, Class B.............................................    54,920      472,852
# *  Eltel AB.........................................................   201,453      435,217
*    Enea AB..........................................................    93,905    1,586,028
     eWork Group AB...................................................    32,666      233,463
#    Fagerhult AB.....................................................   295,890    1,755,609
     Fenix Outdoor International AG...................................    19,372    1,810,749
# *  Fingerprint Cards AB, Class B....................................   634,700    1,180,694
     Granges AB.......................................................   548,678    5,341,005
     Gunnebo AB.......................................................   242,183      607,132
     Haldex AB........................................................   263,231    1,325,304
#    Heba Fastighets AB, Class B......................................   133,938    1,097,356

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
SWEDEN -- (Continued)
*    Hembla AB........................................................   152,541 $ 3,401,932
     Hemfosa Fastigheter AB........................................... 1,375,665  14,176,231
#    Hexpol AB........................................................   158,720   1,416,127
     HIQ International AB.............................................   166,331     824,299
#    HMS Networks AB..................................................   130,365   1,675,643
*    Hoist Finance AB.................................................   445,011   2,442,242
     Humana AB........................................................    76,769     460,967
     Inwido AB........................................................   431,589   2,875,814
     JM AB............................................................   535,651  13,721,617
     Kindred Group P.L.C.............................................. 1,200,537   8,710,344
     Klovern AB, Class B.............................................. 4,192,728   7,323,505
     KNOW IT AB.......................................................   205,187   4,038,980
     Kungsleden AB.................................................... 1,454,460  13,217,068
     Lagercrantz Group AB, Class B....................................   467,176   6,010,766
     Lindab International AB..........................................   605,276   6,770,228
     Loomis AB, Class B...............................................   352,992  13,667,646
# *  Medivir AB, Class B..............................................   169,635     409,848
# *  Mekonomen AB.....................................................   282,646   2,407,601
*    Modern Times Group MTG AB, Class B...............................   219,094   2,031,810
     Momentum Group AB, Class B.......................................   180,501   1,940,566
#    Mycronic AB......................................................   476,989   7,939,567
     Nederman Holding AB..............................................    29,566     364,898
# *  Net Insight AB, Class B.......................................... 1,129,868     206,445
     NetEnt AB........................................................ 1,474,929   4,172,286
     New Wave Group AB, Class B.......................................   440,390   2,562,286
     Nobia AB.........................................................   871,514   5,564,615
     Nobina AB........................................................   738,622   4,678,794
     Nolato AB, Class B...............................................   176,156   9,869,979
     Nordic Entertainment Group AB, Class B...........................    46,218   1,313,765
     Nordic Waterproofing Holding A.S.................................    57,361     559,345
#    NP3 Fastigheter AB...............................................   149,604   1,544,442
*    Nyfosa AB........................................................ 1,248,769   8,345,212
     OEM International AB, Class B....................................    46,319     979,140
     Opus Group AB.................................................... 1,440,504     779,417
     Peab AB.......................................................... 1,002,857   8,456,543
     Platzer Fastigheter Holding AB, Class B..........................   249,458   2,498,179
     Pricer AB, Class B...............................................   884,404   1,322,078
     Proact IT Group AB...............................................    62,004     980,288
# *  Qliro Group AB...................................................   857,613     765,480
     Ratos AB, Class B................................................ 1,479,999   3,819,540
*    RaySearch Laboratories AB........................................   165,675   2,659,482
#    Recipharm AB, Class B............................................   339,783   4,838,790
     Resurs Holding AB................................................   612,798   3,608,847
     Rottneros AB.....................................................   704,234     789,220
     Sagax AB, Class B................................................   312,484   3,599,277
*    SAS AB........................................................... 2,103,222   3,288,520
     Scandi Standard AB...............................................   401,353   2,953,855
     Scandic Hotels Group AB..........................................   368,627   3,546,924
     Sectra AB, Class B...............................................   111,485   3,712,115
     Semcon AB........................................................   115,027     709,895
# *  Sensys Gatso Group AB............................................ 2,274,070     333,259
     SkiStar AB.......................................................   330,885   3,970,796
     Sweco AB, Class B................................................   180,253   6,342,130
     Systemair AB.....................................................    84,050   1,209,354
     Thule Group AB...................................................   724,255  14,748,679
     Troax Group AB...................................................   213,368   2,378,900
     VBG Group AB, Class B............................................    26,108     382,769
#    Vitrolife AB.....................................................   311,726   4,863,718

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SWEDEN -- (Continued)
     Wihlborgs Fastigheter AB......................................... 1,075,165 $ 16,267,550
                                                                                 ------------
TOTAL SWEDEN..........................................................            441,605,487
                                                                                 ------------
SWITZERLAND -- (11.3%)
     Allreal Holding AG...............................................   106,251   20,702,912
     ALSO Holding AG..................................................    42,929    6,390,563
*    ams AG...........................................................   367,779   16,525,284
     APG SGA SA.......................................................     8,652    2,555,037
     Arbonia AG.......................................................   328,378    4,123,715
*    Aryzta AG........................................................ 6,132,124    4,843,943
     Ascom Holding AG.................................................   237,470    2,354,731
#    Autoneum Holding AG..............................................    20,419    2,290,637
     Bachem Holding AG, Class B.......................................     3,642      555,974
     Banque Cantonale de Geneve.......................................     9,270    1,856,531
     Banque Cantonale du Jura SA......................................     4,071      228,984
     Banque Cantonale Vaudoise........................................     5,327    4,177,018
     Belimo Holding AG................................................     3,005   18,848,900
#    Bell Food Group AG...............................................    13,284    3,649,214
     Bellevue Group AG................................................    55,759    1,270,814
#    Berner Kantonalbank AG...........................................    28,587    6,303,655
     BFW Liegenschaften AG............................................     2,894      128,147
     BKW AG...........................................................   148,207   10,939,002
#    Bobst Group SA...................................................    64,387    3,381,864
     Bossard Holding AG, Class A......................................    42,891    6,811,689
     Bucher Industries AG.............................................    54,491   16,866,167
     Burckhardt Compression Holding AG................................     1,741      414,901
#    Burkhalter Holding AG............................................    29,107    2,303,965
#    Calida Holding AG................................................    30,552    1,006,498
#    Carlo Gavazzi Holding AG.........................................     2,860      768,403
     Cembra Money Bank AG.............................................   214,769   22,775,270
     Cham Group AG....................................................     1,932      839,358
     Cicor Technologies, Ltd..........................................    14,897      700,776
     Cie Financiere Tradition SA......................................    10,452    1,091,228
     Clariant AG......................................................    40,276      826,163
     Coltene Holding AG...............................................    25,919    2,122,114
     Conzzeta AG......................................................     9,352    8,153,408
     Daetwyler Holding AG.............................................    49,826    8,587,031
     DKSH Holding AG..................................................   183,816    8,740,633
     dormakaba Holding AG.............................................    24,489   15,686,970
*    Dottikon Es Holding AG...........................................       143       66,955
     Dufry AG.........................................................   176,578   15,357,987
#    EFG International AG.............................................   638,081    4,032,120
     Emmi AG..........................................................    15,428   13,066,011
#    Energiedienst Holding AG.........................................    78,061    2,492,561
# *  Evolva Holding SA................................................ 3,349,123      546,825
#    Feintool International Holding AG................................    14,850      892,942
     Flughafen Zurich AG..............................................    98,913   17,823,343
     Forbo Holding AG.................................................     8,638   13,764,569
*    GAM Holding AG................................................... 1,349,428    4,504,667
#    Georg Fischer AG.................................................    31,450   30,036,368
     Gurit Holding AG.................................................     3,022    4,316,430
     Helvetia Holding AG..............................................   216,663   30,434,052
     Hiag Immobilien Holding AG.......................................    19,582    2,095,764
# *  HOCHDORF Holding AG..............................................     7,010      584,983
     Huber & Suhner AG................................................    93,238    6,211,777
     Hypothekarbank Lenzburg AG.......................................         6       27,250
#    Implenia AG......................................................   117,251    4,468,451
     Inficon Holding AG...............................................    14,476   10,385,223
#    Interroll Holding AG.............................................     4,844   10,022,899

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SWITZERLAND -- (Continued)
     Intershop Holding AG.............................................    10,271 $  5,649,451
     Investis Holding SA..............................................     1,787      139,355
     Jungfraubahn Holding AG..........................................    14,200    2,215,489
     Kardex AG........................................................    48,000    6,975,321
#    Komax Holding AG.................................................    30,538    6,498,408
#    Kudelski SA......................................................   235,411    1,368,376
*    Lastminute.com NV................................................    22,924      950,665
     LEM Holding SA...................................................     3,811    4,508,756
     Liechtensteinische Landesbank AG.................................    60,743    4,010,961
     Logitech International SA........................................     5,414      222,229
     Luzerner Kantonalbank AG.........................................    19,418    8,116,914
*    MCH Group AG.....................................................     3,800      105,943
# *  Meier Tobler Group AG............................................    22,913      322,939
     Metall Zug AG....................................................     1,041    2,089,692
# *  Meyer Burger Technology AG.......................................   814,920      344,165
     Mikron Holding AG................................................     8,692       59,751
     Mobilezone Holding AG............................................   264,374    2,874,166
     Mobimo Holding AG................................................    52,630   14,842,517
# *  Newron Pharmaceuticals SpA.......................................    27,456      186,732
     OC Oerlikon Corp. AG............................................. 1,632,781   16,755,847
*    Orascom Development Holding AG...................................    94,819    1,424,158
#    Orell Fuessli Holding AG.........................................     5,028      492,148
     Orior AG.........................................................    36,650    3,221,880
#    Phoenix Mecano AG................................................     4,259    1,896,097
     Plazza AG, Class A...............................................     7,210    1,893,490
     PSP Swiss Property AG............................................   325,433   43,075,928
     Rieter Holding AG................................................    20,590    2,806,650
     Romande Energie Holding SA.......................................     2,625    3,138,815
#    Schaffner Holding AG.............................................     3,363      718,531
# *  Schmolz + Bickenbach AG.......................................... 3,372,134      893,378
     Schweiter Technologies AG........................................     6,791    6,979,407
     SFS Group AG.....................................................   122,248   10,829,779
     Siegfried Holding AG.............................................    29,216   11,909,334
     St Galler Kantonalbank AG........................................    15,840    6,934,432
     Sulzer AG........................................................   134,486   13,600,880
#    Sunrise Communications Group AG..................................   266,460   20,732,022
     Swiss Prime Site AG..............................................    10,169    1,048,137
     Swissquote Group Holding SA......................................    71,935    3,138,213
     Tamedia AG.......................................................    16,516    1,550,542
     Thurgauer Kantonalbank...........................................     3,152      338,712
     Tornos Holding AG................................................    26,632      180,825
#    u-blox Holding AG................................................    48,136    3,901,782
     Valiant Holding AG...............................................   106,613   10,828,693
     Valora Holding AG................................................    27,786    7,957,837
     VAT Group AG.....................................................   199,273   29,299,419
     Vaudoise Assurances Holding SA...................................     6,538    3,621,212
     Vetropack Holding AG.............................................     1,292    3,507,642
# *  Von Roll Holding AG..............................................   378,198      346,353
     Vontobel Holding AG..............................................   193,304   11,270,312
     VP Bank AG.......................................................    23,160    3,613,106
     VZ Holding AG....................................................    17,627    4,924,350
#    Walliser Kantonalbank............................................    18,991    2,175,472
     Warteck Invest AG................................................        22       45,490
#    Ypsomed Holding AG...............................................    21,974    3,260,085
     Zehnder Group AG.................................................    77,067    3,368,831
     Zug Estates Holding AG, Class B..................................     1,149    2,341,966
     Zuger Kantonalbank AG............................................       691    4,216,388
                                                                                 ------------
TOTAL SWITZERLAND.....................................................            689,672,649
                                                                                 ------------

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                                           SHARES      VALUE>>
                                                                         ---------- --------------
UNITED KINGDOM -- (0.0%)
       Rhi Magnesita NV.................................................     25,850 $    1,167,097
                                                                                    --------------
TOTAL COMMON STOCKS.....................................................             5,553,644,245
                                                                                    --------------
PREFERRED STOCKS -- (0.6%)
GERMANY -- (0.6%)
       Biotest AG.......................................................    100,615      2,445,386
       Draegerwerk AG & Co. KGaA........................................     58,871      3,450,450
#      Fuchs Petrolub SE................................................    197,006      8,393,280
       Jungheinrich AG..................................................    369,052      9,362,907
#      Sixt SE..........................................................    117,444      7,945,985
       STO SE & Co. KGaA................................................     13,302      1,455,278
       Villeroy & Boch AG...............................................     50,436        790,351
                                                                                    --------------
TOTAL GERMANY...........................................................                33,843,637
                                                                                    --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*      Intercell AG Rights 05/16/13.....................................    254,689              0
                                                                                    --------------
ITALY -- (0.0%)
*      Mediaset SpA Rights 11/06/19.....................................  3,820,606        379,240
                                                                                    --------------
NORWAY -- (0.0%)
*      XXL ASA Rights 10/25/19..........................................     39,151         16,603
                                                                                    --------------
SPAIN -- (0.0%)
*      Distribuidora Internacional de Alimentacion SA Rights 11/13/19...    188,210          3,778
# *    Vidrala S.A. Rights 11/11/19.....................................    110,672        473,365
                                                                                    --------------
TOTAL SPAIN.............................................................                   477,143
                                                                                    --------------
SWEDEN -- (0.0%)
*      Anoto Group AB Warrants 04/30/21.................................     24,130            875
                                                                                    --------------
TOTAL RIGHTS/WARRANTS...................................................                   873,861
                                                                                    --------------
TOTAL INVESTMENT SECURITIES
  (Cost $4,988,017,993).................................................             5,588,361,743
                                                                                    --------------
                                                                                       VALUE+
                                                                                    --------------
SECURITIES LENDING COLLATERAL -- (8.4%)
@ (S)  The DFA Short Term Investment Fund............................... 44,497,991    514,886,250
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $5,502,845,113).................................................            $6,103,247,993
                                                                                    ==============

P.L.C.Public Limited Company.
SA Special Assessment.

>> Securities that have generally been fair value factored. See Note B to
   Financial Statements.
#  Totalor Partial Securities on Loan.
*  Non-IncomeProducing Securities.
+  SeeNote B to Financial Statements.
@  Securitypurchased with cash proceeds from Securities on Loan.
(S)Affiliated Fund.

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                              ----------- -------------- ------- --------------
Common Stocks
   Austria...................................          -- $  190,802,441   --    $  190,802,441
   Belgium................................... $ 9,150,257    259,320,439   --       268,470,696
   Denmark...................................          --    268,851,796   --       268,851,796
   Finland...................................          --    344,146,342   --       344,146,342
   France....................................          --    648,978,367   --       648,978,367
   Germany...................................   1,207,475    938,859,053   --       940,066,528
   Ireland...................................          --     32,095,239   --        32,095,239
   Israel....................................     799,434    183,244,655   --       184,044,089
   Italy.....................................   2,432,465    587,595,216   --       590,027,681
   Netherlands...............................          --    389,090,649   --       389,090,649
   Norway....................................          --    138,761,156   --       138,761,156
   Portugal..................................          --     62,779,176   --        62,779,176
   Spain.....................................          --    363,084,852   --       363,084,852
   Sweden....................................          --    441,605,487   --       441,605,487
   Switzerland...............................          --    689,672,649   --       689,672,649
   United Kingdom............................          --      1,167,097   --         1,167,097
Preferred Stocks
   Germany...................................          --     33,843,637   --        33,843,637
Rights/Warrants
   Italy.....................................          --        379,240   --           379,240
   Norway....................................          --         16,603   --            16,603
   Spain.....................................          --        477,143   --           477,143
   Sweden....................................          --            875   --               875
Securities Lending Collateral................          --    514,886,250   --       514,886,250
                                              ----------- --------------   --    --------------
TOTAL........................................ $13,589,631 $6,089,658,362   --    $6,103,247,993
                                              =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                       --------- -----------
COMMON STOCKS -- (95.8%)
BRAZIL -- (6.7%)
     Ambev SA, ADR.................................................... 5,984,451 $25,792,984
     Ambev SA.........................................................   855,320   3,706,636
     Atacadao S.A.....................................................   313,081   1,491,828
# *  Azul SA, ADR.....................................................    15,266     595,069
*    B2W Cia Digital..................................................   164,095   2,078,550
     B3 SA--Brasil Bolsa Balcao....................................... 1,724,517  20,803,424
     Banco Bradesco SA, ADR........................................... 1,268,081  11,108,388
     Banco Bradesco SA................................................ 1,230,994  10,083,070
     Banco BTG Pactual SA.............................................   244,931   3,967,265
     Banco do Brasil SA...............................................   716,865   8,606,670
     Banco Santander Brasil SA........................................   311,157   3,651,178
     BB Seguridade Participacoes SA...................................   636,043   5,387,453
#    Braskem SA, Sponsored ADR........................................   144,940   1,961,038
*    BRF SA...........................................................   644,423   5,705,887
     CCR SA........................................................... 2,372,017   9,723,466
     Centrais Eletricas Brasileiras SA................................   173,077   1,707,250
     Centrais Eletricas Brasileiras SA, ADR...........................    33,305     337,380
     Cia de Saneamento Basico do Estado de Sao Paulo..................   367,100   4,999,627
     Cia de Saneamento Basico do Estado de Sao Paulo, ADR.............    11,702     158,445
     Cia Energetica de Minas Gerais...................................   193,500     721,313
     Cia Siderurgica Nacional SA, Sponsored ADR.......................   525,351   1,534,025
     Cia Siderurgica Nacional SA...................................... 1,479,065   4,351,818
     Cielo SA......................................................... 1,668,136   3,144,523
     Cogna Educacao................................................... 2,954,754   7,124,416
     Cosan SA.........................................................   304,626   4,389,562
     CPFL Energia SA..................................................   108,000     889,206
#    Embraer SA, Sponsored ADR........................................   318,053   5,524,581
     Energisa SA......................................................   130,144   1,555,043
     Engie Brasil Energia SA..........................................   271,376   3,062,580
     Equatorial Energia SA............................................   333,000   8,459,304
#    Gerdau SA, Sponsored ADR.........................................   631,681   2,078,231
     Gerdau SA........................................................   176,416     490,472
     Hapvida Participacoes e Investimentos S.A........................   174,209   2,445,572
     Hypera SA........................................................   499,044   4,270,587
     IRB Brasil Resseguros S/A........................................   646,722   6,093,910
     Itau Unibanco Holding SA.........................................   471,739   3,666,402
     JBS SA........................................................... 2,773,918  19,567,171
     Klabin SA........................................................   929,979   3,668,437
     Localiza Rent a Car SA...........................................   446,680   4,809,286
     Lojas Americanas SA..............................................   166,884     628,754
     Lojas Renner SA.................................................. 1,339,032  16,944,489
     Magazine Luiza SA................................................   917,600  10,213,605
     Natura Cosmeticos SA.............................................   678,400   5,270,900
     Notre Dame Intermedica Participacoes S.A.........................   397,767   5,950,884
     Petrobras Distribuidora S.A......................................   550,056   3,878,714
     Petroleo Brasileiro SA........................................... 3,033,556  24,734,393
     Petroleo Brasileiro SA , Sponsored ADR (US71654V1017)............ 1,299,604  19,611,024
     Petroleo Brasileiro SA , Sponsored ADR (US71654V4086)............   556,265   9,033,744
     Porto Seguro SA..................................................   331,829   4,749,279
     Raia Drogasil SA.................................................   402,200  11,031,542
*    Rumo SA..........................................................   998,988   5,679,323
     Sul America SA...................................................   317,525   3,823,285
     Suzano SA........................................................   725,080   5,901,162
# *  Suzano SA, Sponsored ADR.........................................    90,813     733,768
     Telefonica Brasil SA, ADR........................................    45,286     596,417
     TIM Participacoes SA............................................. 1,203,613   3,427,318
     Ultrapar Participacoes SA........................................   622,968   2,931,157

THE EMERGING MARKETS SERIES
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
BRAZIL -- (Continued)
#    Ultrapar Participacoes SA, Sponsored ADR.........................     519,216 $  2,424,739
*    Vale SA, Sponsored ADR...........................................   1,665,738   19,555,770
*    Vale SA..........................................................   3,260,013   38,367,434
     WEG SA...........................................................     363,333    2,310,184
                                                                                   ------------
TOTAL BRAZIL..........................................................              407,509,932
                                                                                   ------------
CHILE -- (1.1%)
     AES Gener SA.....................................................   2,468,815      528,799
     Aguas Andinas SA, Class A........................................   4,770,656    2,186,673
#    Banco de Chile, ADR..............................................     128,472    3,299,168
     Banco de Credito e Inversiones SA................................      58,898    3,274,236
     Banco Santander Chile, ADR.......................................     227,071    5,501,930
     Cencosud SA......................................................   3,159,901    4,286,910
     Cia Cervecerias Unidas SA........................................     109,017    1,086,150
     Cia Cervecerias Unidas SA, Sponsored ADR.........................     138,016    2,739,618
     Colbun SA........................................................  11,908,297    2,057,821
     Embotelladora Andina SA, ADR, Class B............................      24,029      405,850
*    Empresa Nacional de Telecomunicaciones SA........................     255,024    1,994,800
     Empresas CMPC SA.................................................   1,691,695    3,866,507
     Empresas COPEC SA................................................     319,791    2,862,347
     Enel Americas SA, ADR............................................   1,131,713   10,819,177
     Enel Chile SA, ADR...............................................     808,893    3,356,907
     Itau CorpBanca................................................... 240,267,938    1,454,356
     Itau CorpBanca, ADR..............................................      30,902      280,590
     Latam Airlines Group SA, Sponsored ADR...........................     539,134    6,076,040
     Latam Airlines Group SA..........................................      35,910      397,116
     Parque Arauco SA.................................................      43,325      114,052
     SACI Falabella...................................................     783,273    3,983,837
#    Sociedad Quimica y Minera de Chile SA, Sponsored ADR.............     153,936    4,183,980
                                                                                   ------------
TOTAL CHILE...........................................................               64,756,864
                                                                                   ------------
CHINA -- (17.4%)
*    51job, Inc., ADR.................................................       5,672      446,783
*    58.com, Inc., ADR................................................      93,188    4,921,258
     AAC Technologies Holdings, Inc...................................   1,203,000    7,784,967
     Agile Group Holdings, Ltd........................................   3,456,000    4,658,228
     Agricultural Bank of China, Ltd., Class H........................  14,618,000    6,015,359
     Air China, Ltd., Class H.........................................   2,406,000    2,124,264
*    Alibaba Group Holding, Ltd., Sponsored ADR.......................     468,034   82,687,567
*    Alibaba Health Information Technology, Ltd.......................   1,702,000    1,713,053
*    Alibaba Pictures Group, Ltd......................................   2,380,000      390,360
# *  Aluminum Corp. of China, Ltd., ADR...............................      72,800      543,088
*    Aluminum Corp. of China, Ltd., Class H...........................   3,302,000      978,272
#    Angang Steel Co., Ltd., Class H..................................   3,060,200    1,023,710
#    Anhui Conch Cement Co., Ltd., Class H............................   1,609,000    9,616,553
     ANTA Sports Products, Ltd........................................     912,000    8,921,288
     BAIC Motor Corp., Ltd., Class H..................................   3,597,500    2,231,554
*    Baidu, Inc., Sponsored ADR.......................................     187,957   19,143,421
     Bank of China, Ltd., Class H.....................................  36,089,181   14,716,618
     Bank of Communications Co., Ltd., Class H........................   4,249,515    2,902,195
     BBMG Corp., Class H..............................................   3,531,500    1,010,687
     Beijing Capital International Airport Co., Ltd., Class H.........   1,172,000    1,110,025
     Beijing Enterprises Holdings, Ltd................................     579,472    2,728,384
     Beijing Enterprises Water Group, Ltd.............................   6,636,000    3,458,869
     Bosideng International Holdings, Ltd.............................   2,556,000    1,321,733
     Brilliance China Automotive Holdings, Ltd........................   2,892,000    3,189,221
#    BYD Co., Ltd., Class H...........................................     757,886    3,554,877
     CGN Power Co., Ltd., Class H.....................................   4,916,000    1,279,824

THE EMERGING MARKETS SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
    China Cinda Asset Management Co., Ltd., Class H..................  9,500,000 $ 1,970,745
    China CITIC Bank Corp., Ltd., Class H............................  6,492,928   3,763,695
    China Coal Energy Co., Ltd., Class H.............................  2,393,777     954,593
    China Common Rich Renewable Energy Investments, Ltd..............  5,416,000   1,295,950
    China Communications Construction Co., Ltd., Class H.............  4,559,000   3,470,503
    China Communications Services Corp., Ltd., Class H...............  2,176,000   1,343,741
    China Conch Venture Holdings, Ltd................................  1,494,000   5,845,849
    China Construction Bank Corp., Class H........................... 50,692,590  40,618,473
*   China Eastern Airlines Corp., Ltd., ADR..........................      2,200      54,428
*   China Eastern Airlines Corp., Ltd., Class H......................  2,432,000   1,212,945
    China Everbright Bank Co., Ltd., Class H.........................  2,968,000   1,365,778
    China Everbright International, Ltd..............................  2,975,703   2,249,054
#   China Evergrande Group...........................................  3,151,000   7,670,335
    China Galaxy Securities Co., Ltd., Class H.......................  2,505,000   1,277,266
    China Gas Holdings, Ltd..........................................  1,752,800   7,466,819
    China Hongqiao Group, Ltd........................................  2,630,000   1,460,676
    China Huarong Asset Management Co., Ltd., Class H................ 11,878,000   1,753,603
    China International Capital Corp., Ltd., Class H.................  1,072,800   1,956,193
    China International Marine Containers Group Co., Ltd., Class H...    415,920     365,851
    China Jinmao Holdings Group, Ltd.................................  5,284,000   3,512,910
    China Life Insurance Co., Ltd., ADR..............................    539,265   6,918,770
    China Longyuan Power Group Corp., Ltd., Class H..................  2,767,000   1,494,828
    China Mengniu Dairy Co., Ltd.....................................  1,227,000   4,891,735
    China Merchants Bank Co., Ltd., Class H..........................  2,624,054  12,514,718
    China Merchants Port Holdings Co., Ltd...........................  1,482,638   2,318,149
#   China Merchants Securities Co., Ltd., Class H....................    281,400     318,544
    China Minsheng Banking Corp., Ltd., Class H......................  7,584,100   5,304,856
    China Mobile, Ltd., Sponsored ADR................................    903,735  36,492,819
#   China Molybdenum Co., Ltd., Class H..............................  4,872,966   1,535,647
    China National Building Material Co., Ltd., Class H..............  7,652,000   6,449,286
    China Oilfield Services, Ltd., Class H...........................  2,012,000   2,801,259
    China Overseas Land & Investment, Ltd............................  5,818,000  18,358,646
    China Pacific Insurance Group Co., Ltd., Class H.................  1,180,200   4,282,106
#   China Petroleum & Chemical Corp., ADR............................    108,820   6,147,225
    China Petroleum & Chemical Corp., Class H........................ 10,440,800   5,938,463
    China Railway Construction Corp., Ltd., Class H..................  2,318,500   2,535,946
    China Railway Group, Ltd., Class H...............................  3,787,000   2,282,481
    China Railway Signal & Communication Corp., Ltd., Class H........  1,109,000     662,055
    China Reinsurance Group Corp., Class H...........................  5,460,000     890,756
    China Resources Beer Holdings Co., Ltd...........................    687,611   3,525,396
    China Resources Cement Holdings, Ltd.............................  4,378,000   4,794,304
    China Resources Gas Group, Ltd...................................  1,004,000   6,053,421
    China Resources Land, Ltd........................................  3,844,666  16,350,891
    China Resources Pharmaceutical Group, Ltd........................  1,594,500   1,472,533
    China Resources Power Holdings Co., Ltd..........................  1,790,517   2,250,203
    China Shenhua Energy Co., Ltd., Class H..........................  2,551,000   5,180,925
#   China Southern Airlines Co., Ltd., Sponsored ADR.................     11,404     352,726
    China Southern Airlines Co., Ltd., Class H.......................  3,138,000   1,931,248
    China State Construction International Holdings, Ltd.............  1,914,250   1,762,934
    China Taiping Insurance Holdings Co., Ltd........................  1,808,106   4,064,802
    China Telecom Corp., Ltd., ADR...................................     55,096   2,335,520
    China Telecom Corp., Ltd., Class H...............................  3,440,000   1,463,405
    China Unicom Hong Kong, Ltd......................................  4,736,000   4,662,586
    China Unicom Hong Kong, Ltd., ADR................................    508,463   4,957,514
    China Vanke Co., Ltd., Class H...................................  1,335,700   4,870,693
    Chongqing Rural Commercial Bank Co., Ltd., Class H...............  3,392,000   1,810,470
    CIFI Holdings Group Co., Ltd.....................................  2,931,191   1,955,034
    CITIC Securities Co., Ltd., Class H..............................  1,467,000   2,691,528
    CITIC, Ltd.......................................................  5,048,000   6,640,561

THE EMERGING MARKETS SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
     CNOOC, Ltd.......................................................  2,444,000 $ 3,637,283
     CNOOC, Ltd., Sponsored ADR.......................................    109,986  16,337,321
     COSCO SHIPPING Development Co., Ltd., Class H....................    921,000     103,178
*    COSCO SHIPPING Holdings Co., Ltd., Class H.......................  2,831,500   1,059,312
     Country Garden Holdings Co., Ltd.................................  9,612,686  13,344,605
     Country Garden Services Holdings Co., Ltd........................  1,194,492   4,047,381
     CRRC Corp., Ltd., Class H........................................  2,686,000   1,796,490
     CSC Financial Co., Ltd., Class H.................................    374,500     259,706
     CSPC Pharmaceutical Group, Ltd...................................  4,510,000  11,550,655
     Dali Foods Group Co., Ltd........................................  1,145,500     783,156
#    Dalian Port PDA Co., Ltd., Class H...............................    155,000      19,577
     Datang International Power Generation Co., Ltd., Class H.........  2,836,000     559,391
     Dongfeng Motor Group Co., Ltd., Class H..........................  3,130,000   3,139,742
     ENN Energy Holdings, Ltd.........................................    511,500   5,835,471
     Everbright Securities Co., Ltd., Class H.........................    202,000     143,223
     Fosun International, Ltd.........................................  2,541,222   3,322,843
#    Future Land Development Holdings, Ltd............................  3,038,000   3,201,494
#    Fuyao Glass Industry Group Co., Ltd., Class H....................    748,800   2,115,807
# *  GDS Holdings, Ltd., ADR..........................................     39,043   1,627,312
     Geely Automobile Holdings, Ltd...................................  5,975,000  11,305,962
*    GF Securities Co., Ltd., Class H.................................  1,142,800   1,190,199
     Great Wall Motor Co., Ltd., Class H..............................  3,150,000   2,552,291
     Guangdong Investment, Ltd........................................  1,340,000   2,900,157
#    Guangshen Railway Co., Ltd., Sponsored ADR.......................     25,401     410,734
#    Guangzhou Automobile Group Co., Ltd., Class H....................  2,175,162   2,172,411
     Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H..    260,000     822,329
#    Guangzhou R&F Properties Co., Ltd., Class H......................  2,051,600   3,178,858
     Guotai Junan Securities Co., Ltd., Class H.......................    371,200     567,230
     Haier Electronics Group Co., Ltd.................................  1,516,000   4,328,311
     Haitian International Holdings, Ltd..............................     22,000      51,914
     Haitong Securities Co., Ltd., Class H............................  2,362,400   2,411,793
     Hengan International Group Co., Ltd..............................    853,000   5,955,642
     Huadian Power International Corp., Ltd., Class H.................  1,738,000     651,243
#    Huaneng Power International, Inc., Sponsored ADR.................     33,132     623,213
     Huaneng Power International, Inc., Class H.......................  1,082,000     513,923
     Huatai Securities Co., Ltd., Class H.............................  1,105,800   1,643,679
#    Huazhu Group, Ltd., ADR..........................................    136,890   5,182,655
     Huishang Bank Corp., Ltd., Class H...............................    800,800     311,092
     Industrial & Commercial Bank of China, Ltd., Class H............. 37,297,185  26,719,448
*    JD.com, Inc., ADR................................................    221,362   6,895,426
     Jiangsu Expressway Co., Ltd., Class H............................  1,192,000   1,583,629
     Jiangxi Copper Co., Ltd., Class H................................  1,322,000   1,547,703
     Kunlun Energy Co., Ltd...........................................  5,892,000   5,483,897
     Legend Holdings Corp., Class H...................................    414,700     911,593
     Lenovo Group, Ltd................................................ 13,905,278   9,693,964
     Li Ning Co., Ltd.................................................  1,697,500   5,755,916
     Logan Property Holdings Co., Ltd.................................  2,428,000   3,697,796
     Longfor Group Holdings, Ltd......................................  1,986,000   8,242,195
#    Maanshan Iron & Steel Co., Ltd., Class H.........................  1,124,000     425,123
     Metallurgical Corp. of China, Ltd., Class H......................  3,247,000     687,386
     Minth Group, Ltd.................................................     68,000     240,528
#    Momo, Inc., Sponsored ADR........................................    172,429   5,779,820
     NetEase, Inc., ADR...............................................     51,056  14,594,868
     New China Life Insurance Co., Ltd., Class H......................    705,100   2,736,618
*    New Oriental Education & Technology Group, Inc., Sponsored ADR...     40,986   5,002,751
#    Nine Dragons Paper Holdings, Ltd.................................  3,293,000   2,856,559
     Orient Securities Co., Ltd., Class H.............................    778,800     435,333
     People's Insurance Co. Group of China, Ltd. (The), Class H.......  3,240,000   1,364,601
     PetroChina Co., Ltd., ADR........................................    118,623   5,721,187

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES      VALUE>>
                                                                       --------- --------------
CHINA -- (Continued)
     PetroChina Co., Ltd., Class H.................................... 3,964,000 $    1,933,090
     PICC Property & Casualty Co., Ltd., Class H...................... 5,771,198      7,303,557
     Ping An Insurance Group Co. of China, Ltd., Class H.............. 3,770,000     43,512,512
     Postal Savings Bank of China Co., Ltd., Class H.................. 3,044,000      1,951,699
     Qingdao Port International Co., Ltd., Class H....................    57,000         32,688
     Red Star Macalline Group Corp., Ltd., Class H....................   350,809        281,083
# *  Semiconductor Manufacturing International Corp................... 3,782,600      4,804,838
     Shandong Weigao Group Medical Polymer Co., Ltd., Class H.........   604,000        693,417
     Shanghai Electric Group Co., Ltd., Class H....................... 2,476,000        757,351
     Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H...........   511,500      1,443,638
     Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............   919,700      1,661,822
     Shenzhen International Holdings, Ltd.............................   210,009        426,955
     Shenzhou International Group Holdings, Ltd.......................   545,300      7,535,309
     Shimao Property Holdings, Ltd.................................... 2,297,871      7,698,058
     Sino Biopharmaceutical, Ltd...................................... 7,435,000     11,069,913
     Sinopec Engineering Group Co., Ltd., Class H.....................   505,500        288,770
# *  Sinopec Oilfield Service Corp., Class H.......................... 1,960,000        209,705
     Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR..........     7,417        202,720
     Sinopec Shanghai Petrochemical Co., Ltd., Class H................ 5,113,000      1,412,156
     Sinopharm Group Co., Ltd., Class H............................... 1,449,600      5,191,377
     Sinotruk Hong Kong, Ltd.......................................... 1,021,000      1,542,800
     Sun Art Retail Group, Ltd........................................ 3,156,500      3,220,868
     Sunac China Holdings, Ltd........................................ 3,104,000     14,079,085
     Sunny Optical Technology Group Co., Ltd..........................   581,700      9,350,176
     Tencent Holdings, Ltd............................................ 3,697,300    149,973,259
     Tingyi Cayman Islands Holding Corp............................... 3,436,000      4,570,896
#    TravelSky Technology, Ltd., Class H.............................. 1,092,000      2,489,165
     Trip.com Group Ltd...............................................   301,237      9,937,809
     Tsingtao Brewery Co., Ltd., Class H..............................   320,000      1,854,404
     Uni-President China Holdings, Ltd................................    76,000         78,503
*    United Energy Group, Ltd......................................... 5,182,000      1,049,026
# *  Vipshop Holdings, Ltd., ADR......................................   525,284      6,061,777
     Want Want China Holdings, Ltd.................................... 6,644,000      5,596,964
# *  Weibo Corp., Sponsored ADR.......................................    72,263      3,554,617
     Weichai Power Co., Ltd., Class H................................. 3,524,800      5,548,102
     Xinjiang Goldwind Science & Technology Co., Ltd., Class H........   788,159        939,964
#    Xinyi Solar Holdings, Ltd........................................ 2,710,000      1,531,248
     Yanzhou Coal Mining Co., Ltd., Class H........................... 3,532,000      3,583,470
     Yihai International Holding, Ltd.................................   477,000      3,243,953
     Yum China Holdings, Inc..........................................   281,179     11,950,108
*    YY, Inc., ADR....................................................    33,875      1,925,455
     Zhejiang Expressway Co., Ltd., Class H...........................   904,000        740,258
     Zhongsheng Group Holdings, Ltd................................... 1,081,000      3,583,749
     Zhuzhou CRRC Times Electric Co., Ltd., Class H...................   476,700      1,768,827
     Zijin Mining Group Co., Ltd., Class H............................ 7,043,000      2,439,622
     Zoomlion Heavy Industry Science and Technology Co., Ltd.,
       Class H........................................................ 1,258,200        923,640
# *  ZTE Corp., Class H...............................................   319,685        891,887
#    ZTO Express Cayman, Inc., ADR....................................   156,968      3,453,296
                                                                                 --------------
TOTAL CHINA...........................................................            1,063,674,058
                                                                                 --------------
COLOMBIA -- (0.4%)
     Banco de Bogota SA...............................................    51,765      1,332,719
     Bancolombia SA, Sponsored ADR....................................   105,078      5,451,447
     Bancolombia SA...................................................   227,945      2,771,757
     Cementos Argos SA................................................   306,742        692,438
#    Ecopetrol SA, Sponsored ADR......................................   103,177      1,882,980
     Ecopetrol SA..................................................... 3,327,922      2,993,161
     Grupo Argos SA...................................................   397,985      2,154,771
     Grupo Aval Acciones y Valores SA, ADR............................    81,855        667,118

THE EMERGING MARKETS SERIES
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
COLOMBIA -- (Continued)
    Grupo de Inversiones Suramericana SA.............................   276,874 $ 2,801,506
*   Grupo Energia Bogota SA ESP......................................   904,734     582,188
    Grupo Nutresa SA.................................................   173,509   1,316,204
    Interconexion Electrica SA ESP...................................   489,262   2,822,666
                                                                                -----------
TOTAL COLOMBIA.......................................................            25,468,955
                                                                                -----------
CZECH REPUBLIC -- (0.1%)
    CEZ A.S..........................................................   217,847   4,969,185
    Komercni banka A.S...............................................    57,958   1,958,803
    O2 Czech Republic A.S............................................    70,083     661,142
                                                                                -----------
TOTAL CZECH REPUBLIC.................................................             7,589,130
                                                                                -----------
EGYPT -- (0.1%)
#   Commercial International Bank Egypt S.A.E., GDR.................. 1,751,028   8,649,499
    Commercial International Bank Egypt S.A.E., GDR..................    37,452     185,013
    Egyptian Financial Group-Hermes Holding Co., GDR.................    34,725      79,867
    Egyptian Financial Group-Hermes Holding Co., GDR.................    17,482      40,207
                                                                                -----------
TOTAL EGYPT..........................................................             8,954,586
                                                                                -----------
GREECE -- (0.4%)
*   Alpha Bank AE....................................................   743,230   1,585,895
*   Eurobank Ergasias SA............................................. 1,589,411   1,611,235
*   FF Group.........................................................    12,618      28,643
    Hellenic Petroleum SA............................................   102,242     971,865
    Hellenic Telecommunications Organization SA......................   340,319   5,161,411
    JUMBO SA.........................................................   168,373   3,280,310
    Motor Oil Hellas Corinth Refineries SA...........................    96,253   2,380,548
    Mytilineos SA....................................................    88,879     974,054
*   National Bank of Greece SA.......................................   424,423   1,439,386
    OPAP SA..........................................................   294,440   3,202,153
*   Piraeus Bank SA..................................................    11,341      39,555
    Terna Energy SA..................................................    78,450     639,633
*   Titan Cement International SA....................................    61,385   1,294,067
                                                                                -----------
TOTAL GREECE.........................................................            22,608,755
                                                                                -----------
HUNGARY -- (0.5%)
    MOL Hungarian Oil & Gas P.L.C.................................... 1,279,647  12,654,752
    OTP Bank P.L.C...................................................   262,272  12,095,181
    Richter Gedeon Nyrt..............................................   181,838   3,370,800
                                                                                -----------
TOTAL HUNGARY........................................................            28,120,733
                                                                                -----------
INDIA -- (13.2%)
*   3M India, Ltd....................................................     1,931     612,986
*   5Paisa Capital, Ltd..............................................     8,097      19,157
    ABB India, Ltd...................................................    42,536     868,454
    ACC, Ltd.........................................................    89,253   1,978,135
    Adani Gas, Ltd...................................................   274,364     567,807
*   Adani Green Energy, Ltd..........................................   208,791     263,169
    Adani Ports & Special Economic Zone, Ltd......................... 1,042,109   5,808,538
*   Adani Power, Ltd................................................. 1,288,677   1,197,126
*   Adani Transmissions, Ltd.........................................   358,918   1,394,922
*   Aditya Birla Capital, Ltd........................................   952,698   1,102,925
*   Aditya Birla Fashion and Retail, Ltd.............................   281,439     844,554
    AIA Engineering, Ltd.............................................    17,408     421,466
    Ambuja Cements, Ltd..............................................   906,197   2,591,135
    Apollo Hospitals Enterprise, Ltd.................................    98,257   2,058,962

THE EMERGING MARKETS SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    Ashok Leyland, Ltd............................................... 3,332,094 $ 3,603,768
    Asian Paints, Ltd................................................   448,324  11,424,248
    Astral Polytechnik, Ltd..........................................    11,063     173,882
    Aurobindo Pharma, Ltd............................................   652,018   4,318,435
*   Avenue Supermarts, Ltd...........................................    47,872   1,343,931
    Axis Bank, Ltd................................................... 1,278,234  13,167,528
    Bajaj Auto, Ltd..................................................   138,030   6,304,909
    Bajaj Finance, Ltd...............................................   249,497  14,153,534
    Bajaj Finserv, Ltd...............................................    46,272   5,300,414
    Bajaj Holdings & Investment, Ltd.................................    65,332   3,358,437
    Balkrishna Industries, Ltd.......................................   140,951   1,757,492
    Bandhan Bank, Ltd................................................   141,728   1,223,055
*   Bank of Baroda................................................... 1,133,342   1,551,835
    Bata India, Ltd..................................................    32,925     837,271
    Bayer CropScience, Ltd...........................................     3,410     174,458
    Berger Paints India, Ltd.........................................   372,075   2,718,247
    Bharat Electronics, Ltd.......................................... 1,847,465   3,073,865
    Bharat Forge, Ltd................................................   405,941   2,580,274
    Bharat Heavy Electricals, Ltd.................................... 1,489,332   1,187,992
    Bharat Petroleum Corp., Ltd......................................   775,412   5,732,358
    Bharti Airtel, Ltd............................................... 2,578,179  13,556,390
    Bharti Infratel, Ltd.............................................   472,935   1,265,632
    Biocon, Ltd......................................................   298,370   1,030,887
    Bosch, Ltd.......................................................     8,773   1,886,347
    Britannia Industries, Ltd........................................    63,182   2,914,933
    Cadila Healthcare, Ltd...........................................   502,353   1,780,612
    Castrol India, Ltd...............................................   521,631   1,110,459
    Cholamandalam Investment and Finance Co., Ltd....................   569,821   2,447,315
    Cipla, Ltd.......................................................   555,658   3,695,899
    City Union Bank, Ltd.............................................   112,069     334,909
    Coal India, Ltd..................................................   745,896   2,186,340
    Colgate-Palmolive India, Ltd.....................................   118,327   2,582,284
    Container Corp. Of India, Ltd....................................   312,698   2,589,758
    Coromandel International, Ltd....................................     5,122      34,379
    Crompton Greaves Consumer Electricals, Ltd.......................     9,816      35,260
    Cummins India, Ltd...............................................    97,690     746,836
    Dabur India, Ltd.................................................   716,101   4,659,408
*   Dewan Housing Finance Corp., Ltd.................................   360,475      88,320
    Divi's Laboratories, Ltd.........................................   107,580   2,650,567
    DLF, Ltd.........................................................   859,072   2,221,745
    Dr Reddy's Laboratories, Ltd., ADR...............................   153,127   5,994,922
    Dr Reddy's Laboratories, Ltd.....................................    71,015   2,792,976
    Edelweiss Financial Services, Ltd................................   879,818   1,143,126
    Eicher Motors, Ltd...............................................    20,610   6,561,016
    Emami, Ltd.......................................................   182,619     841,505
    Endurance Technologies, Ltd......................................    16,026     247,109
    Exide Industries, Ltd............................................   403,542   1,094,745
    Federal Bank, Ltd................................................ 2,661,927   3,142,334
*   Future Retail, Ltd...............................................   179,554     963,139
    GAIL India, Ltd.................................................. 2,255,765   4,383,432
    GAIL India, Ltd., GDR............................................   102,368   1,180,100
    General Insurance Corp. of India.................................    10,633      46,707
    Gillette India, Ltd..............................................     1,999     226,383
    GlaxoSmithKline Consumer Healthcare, Ltd.........................    13,803   1,796,102
    GlaxoSmithKline Pharmaceuticals, Ltd.............................    30,018     705,648
    Glenmark Pharmaceuticals, Ltd....................................   209,511     932,536
    Godrej Consumer Products, Ltd....................................   473,915   4,932,037
    Godrej Industries, Ltd...........................................   102,233     598,149
*   Godrej Properties, Ltd...........................................    34,346     482,033

THE EMERGING MARKETS SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    Graphite India, Ltd..............................................    47,786 $   192,077
    Grasim Industries, Ltd...........................................   389,869   4,230,723
    Havells India, Ltd...............................................   262,162   2,549,695
    HCL Technologies, Ltd............................................   842,668  13,737,124
    HDFC Bank Ltd.................................................... 2,767,968  47,944,947
    HDFC Life Insurance Co., Ltd.....................................   234,226   2,063,954
*   Hemisphere Properties India, Ltd.................................   109,030     256,401
    Hero MotoCorp, Ltd...............................................    91,372   3,486,852
    Hindalco Industries, Ltd......................................... 2,362,100   6,229,207
    Hindustan Petroleum Corp., Ltd...................................   726,814   3,300,546
    Hindustan Unilever, Ltd..........................................   959,377  29,474,730
    Honeywell Automation India, Ltd..................................       750     296,037
    Housing Development Finance Corp., Ltd........................... 1,218,361  36,652,982
    ICICI Bank, Ltd., Sponsored ADR..................................   938,097  12,223,397
    ICICI Lombard General Insurance Co., Ltd.........................    50,721     955,315
    ICICI Prudential Life Insurance Co., Ltd.........................   237,801   1,707,053
*   IDFC First Bank, Ltd............................................. 2,686,862   1,689,233
    IIFL Finance, Ltd................................................   120,008     194,543
*   IIFL Securities, Ltd.............................................   120,008      49,490
    IIFL Wealth Management, Ltd......................................    17,144     320,746
    Indiabulls Housing Finance, Ltd..................................   888,168   2,561,697
    Indiabulls Ventures, Ltd.........................................   103,518     146,521
    Indian Hotels Co., Ltd. (The)....................................   182,164     392,490
    Indian Oil Corp., Ltd............................................ 1,482,131   3,003,002
    Indraprastha Gas, Ltd............................................   274,014   1,518,738
    IndusInd Bank, Ltd...............................................   173,449   3,208,474
    Info Edge India, Ltd.............................................    42,448   1,525,332
    Infosys, Ltd., Sponsored ADR..................................... 1,695,776  16,262,492
    Infosys, Ltd..................................................... 3,610,458  34,788,558
    InterGlobe Aviation, Ltd.........................................    62,008   1,270,110
    ITC, Ltd......................................................... 4,651,620  16,917,657
*   Jindal Steel & Power, Ltd........................................   718,573   1,170,024
    JSW Steel, Ltd................................................... 2,677,650   8,580,456
    Jubilant Foodworks, Ltd..........................................   128,080   2,876,986
    Kansai Nerolac Paints, Ltd.......................................   135,798   1,072,801
    Kotak Mahindra Bank, Ltd.........................................   538,866  11,896,834
    L&T Finance Holdings, Ltd........................................ 1,403,145   1,889,565
    Larsen & Toubro Infotech, Ltd....................................    77,400   1,872,968
    Larsen & Toubro, Ltd.............................................   417,782   8,673,750
    LIC Housing Finance, Ltd.........................................   915,481   5,351,005
    Lupin, Ltd.......................................................   520,813   5,463,851
    Mahindra & Mahindra Financial Services, Ltd......................   687,295   3,435,991
    Mahindra & Mahindra, Ltd......................................... 1,128,701   9,632,530
    Marico, Ltd......................................................   738,680   3,811,222
    Maruti Suzuki India, Ltd.........................................   138,331  14,739,086
    Mindtree, Ltd....................................................    30,554     306,816
    Motherson Sumi Systems, Ltd...................................... 1,767,890   3,077,721
    Mphasis, Ltd.....................................................   172,487   2,306,537
    MRF, Ltd.........................................................     2,969   2,749,273
    Muthoot Finance, Ltd.............................................   360,148   3,573,327
    Nestle India, Ltd................................................    35,878   7,557,878
    NHPC, Ltd........................................................ 3,026,547   1,004,257
    NTPC, Ltd........................................................ 1,621,967   2,798,147
    Oberoi Realty, Ltd...............................................    85,041     604,925
*   Odisha Cement, Ltd...............................................    78,770     898,674
    Oil & Natural Gas Corp., Ltd..................................... 1,347,023   2,686,579
    Oil India, Ltd...................................................   356,798     864,596
*   Oracle Financial Services Software, Ltd..........................    36,943   1,639,798
    Page Industries, Ltd.............................................     6,750   2,466,155

THE EMERGING MARKETS SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
INDIA -- (Continued)
     Petronet LNG, Ltd................................................  1,989,103 $  8,015,198
     Pfizer, Ltd......................................................      2,325      133,407
     PI Industries, Ltd...............................................      3,550       71,174
     Pidilite Industries, Ltd.........................................    195,176    3,864,737
     Piramal Enterprises, Ltd.........................................    139,734    3,312,054
     PNB Housing Finance, Ltd.........................................     26,993      203,584
*    Power Finance Corp., Ltd.........................................  1,664,471    2,557,105
     Power Grid Corp. of India, Ltd...................................  1,910,627    5,345,584
     Procter & Gamble Hygiene & Health Care, Ltd......................     11,021    1,898,425
*    Punjab National Bank.............................................  1,362,458    1,251,828
     Rajesh Exports, Ltd..............................................    161,667    1,540,371
     Ramco Cements, Ltd. (The)........................................    106,172    1,173,130
     RBL Bank, Ltd....................................................    362,712    1,580,150
     REC, Ltd.........................................................  2,124,950    4,180,298
     Reliance Industries, Ltd., GDR...................................      3,374      138,370
     Reliance Industries, Ltd.........................................  3,145,620   64,868,528
     Sanofi India, Ltd................................................        529       50,222
     SBI Life Insurance Co., Ltd......................................     73,656    1,030,256
     Shree Cement, Ltd................................................     10,928    3,078,378
     Shriram Transport Finance Co., Ltd...............................    437,608    7,022,946
     Siemens, Ltd.....................................................     70,252    1,652,096
     SRF, Ltd.........................................................     10,220      417,385
*    State Bank of India..............................................  1,330,384    5,852,741
     Steel Authority of India, Ltd....................................  1,037,967      537,606
     Sun Pharmaceutical Industries, Ltd...............................    943,956    5,783,656
     Sun TV Network, Ltd..............................................    164,006    1,218,258
     Sundaram Finance Holdings, Ltd...................................     27,690       26,943
     Sundaram Finance, Ltd............................................     47,405    1,070,686
     Supreme Industries, Ltd..........................................      3,625       59,422
     Tata Chemicals, Ltd..............................................    103,755      920,430
     Tata Communications, Ltd.........................................    109,030      541,932
     Tata Consultancy Services, Ltd...................................  1,281,838   41,123,575
     Tata Global Beverages, Ltd.......................................    335,765    1,499,434
# *  Tata Motors, Ltd., Sponsored ADR.................................     41,094      496,416
*    Tata Motors, Ltd.................................................  4,307,173   10,656,444
     Tata Power Co., Ltd. (The).......................................  1,609,942    1,345,854
     Tata Steel, Ltd..................................................  1,004,275    5,369,481
     Tech Mahindra, Ltd...............................................    939,022    9,777,751
     Titan Co., Ltd...................................................    364,783    6,846,880
     Torrent Pharmaceuticals, Ltd.....................................    106,907    2,677,805
     UltraTech Cement, Ltd............................................     84,071    4,909,930
     United Breweries, Ltd............................................     97,945    1,762,012
*    United Spirits, Ltd..............................................    364,742    3,228,135
     UPL, Ltd.........................................................  1,192,254   10,052,139
     Varun Beverages, Ltd.............................................      4,274       37,227
     Vedanta, Ltd.....................................................  4,103,469    8,573,127
*    Vodafone Idea, Ltd............................................... 12,908,562      698,855
     Voltas, Ltd......................................................    145,520    1,444,367
     Whirlpool of India, Ltd..........................................     23,593      736,019
     Wipro, Ltd.......................................................  1,581,554    5,805,013
     Yes Bank, Ltd....................................................  3,630,287    3,589,974
     Zee Entertainment Enterprises, Ltd...............................  1,232,655    4,521,658
                                                                                  ------------
TOTAL INDIA...........................................................             806,298,419
                                                                                  ------------
INDONESIA -- (2.7%)
     Ace Hardware Indonesia Tbk PT.................................... 11,832,300    1,424,053
     Adaro Energy Tbk PT.............................................. 56,601,000    5,277,105
     Aneka Tambang Tbk................................................ 17,868,700    1,131,739
     Astra Agro Lestari Tbk PT........................................  1,255,245    1,022,395

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDONESIA -- (Continued)
    Astra International Tbk PT....................................... 22,239,310 $ 10,999,577
    Bank Central Asia Tbk PT.........................................  8,457,600   18,930,876
    Bank Danamon Indonesia Tbk PT....................................  4,749,479    1,420,734
    Bank Mandiri Persero Tbk PT...................................... 15,448,034    7,721,994
    Bank Negara Indonesia Persero Tbk PT............................. 13,179,322    7,194,360
*   Bank Pan Indonesia Tbk PT........................................  3,721,000      356,164
*   Bank Permata Tbk PT..............................................  7,825,200      743,907
    Bank Rakyat Indonesia Persero Tbk PT............................. 63,168,800   18,927,597
    Bank Tabungan Negara Persero Tbk PT..............................  9,133,700    1,208,870
    Barito Pacific Tbk PT............................................ 61,598,500    4,168,751
    Bayan Resources Tbk PT...........................................     79,500       77,969
    Bukit Asam Tbk PT................................................ 10,313,700    1,651,495
*   Bumi Serpong Damai Tbk PT........................................ 15,017,500    1,512,245
    Charoen Pokphand Indonesia Tbk PT................................ 11,695,400    5,245,142
    Ciputra Development Tbk PT.......................................  4,428,800      349,898
    Gudang Garam Tbk PT..............................................  1,002,000    4,001,706
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................  8,689,000    4,497,921
    Indocement Tunggal Prakarsa Tbk PT...............................  1,443,900    2,057,080
    Indofood CBP Sukses Makmur Tbk PT................................  3,456,800    2,861,979
    Indofood Sukses Makmur Tbk PT.................................... 13,548,600    7,424,678
    Japfa Comfeed Indonesia Tbk PT...................................    525,300       64,348
    Jasa Marga Persero Tbk PT........................................  3,871,113    1,502,099
    Kalbe Farma Tbk PT............................................... 29,646,700    3,366,638
    Mayora Indah Tbk PT.............................................. 12,659,525    1,927,987
    Media Nusantara Citra Tbk PT.....................................  3,313,700      310,279
    Mitra Keluarga Karyasehat Tbk PT.................................  3,840,200      710,990
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................    914,500      688,385
    Pakuwon Jati Tbk PT.............................................. 33,683,900    1,499,035
    Perusahaan Gas Negara Tbk PT..................................... 14,270,600    2,141,575
    Sarana Menara Nusantara Tbk PT................................... 38,313,400    1,798,890
    Semen Indonesia Persero Tbk PT...................................  4,149,000    3,741,923
    Sinar Mas Agro Resources & Technology Tbk PT.....................  1,035,700      283,565
*   Smartfren Telecom Tbk PT......................................... 46,920,100      497,593
    Surya Citra Media Tbk PT.........................................  8,191,700      711,663
    Telekomunikasi Indonesia Persero Tbk PT.......................... 37,216,900   10,860,667
#   Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...........    196,768    5,682,660
*   Totalindo Eka Persada Tbk PT.....................................    722,000       30,066
    Tower Bersama Infrastructure Tbk PT..............................  2,356,000    1,061,440
    Unilever Indonesia Tbk PT........................................  2,015,700    6,276,257
    United Tractors Tbk PT...........................................  4,737,496    7,312,465
*   Vale Indonesia Tbk PT............................................  4,774,500    1,260,627
    Waskita Karya Persero Tbk PT..................................... 11,872,279    1,314,673
*   XL Axiata Tbk PT................................................. 13,224,900    3,336,356
                                                                                 ------------
TOTAL INDONESIA......................................................             166,588,416
                                                                                 ------------
MALAYSIA -- (2.6%)
    AFFIN Bank Bhd...................................................    156,890       72,796
    AirAsia Group Bhd................................................  6,063,200    2,768,239
    Alliance Bank Malaysia Bhd.......................................    588,800      405,210
    AMMB Holdings Bhd................................................  3,703,359    3,532,502
    Astro Malaysia Holdings Bhd......................................  2,812,500      908,912
    Axiata Group Bhd.................................................  3,987,343    4,098,438
    Batu Kawan Bhd...................................................    105,400      393,375
    BIMB Holdings Bhd................................................  1,193,855    1,213,884
    Boustead Holdings Bhd............................................    221,300       52,900
    British American Tobacco Malaysia Bhd............................    198,100      891,838
    Carlsberg Brewery Malaysia Bhd, Class B..........................    101,300      672,392
    CIMB Group Holdings Bhd..........................................  4,938,173    6,197,509
    Dialog Group Bhd.................................................  1,629,918    1,356,243

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
MALAYSIA -- (Continued)
    DiGi.Com Bhd.....................................................  5,082,520 $  5,707,922
    Fraser & Neave Holdings Bhd......................................    213,400    1,764,778
    Gamuda Bhd.......................................................  3,172,400    2,836,744
    Genting Bhd......................................................  3,593,900    4,992,325
    Genting Malaysia Bhd.............................................  4,360,000    3,344,065
    Genting Plantations Bhd..........................................    415,400      984,565
    HAP Seng Consolidated Bhd........................................    973,700    2,325,329
    Hartalega Holdings Bhd...........................................  2,213,600    2,784,709
    Heineken Malaysia Bhd............................................     84,600      516,784
    Hong Leong Bank Bhd..............................................    473,166    1,948,296
    Hong Leong Financial Group Bhd...................................    575,883    2,400,012
    IHH Healthcare Bhd...............................................  1,387,400    1,890,870
    IJM Corp. Bhd....................................................  5,975,162    3,072,090
    Inari Amertron Bhd...............................................  3,079,300    1,447,502
#   IOI Corp. Bhd....................................................  1,524,905    1,591,565
    IOI Properties Group Bhd.........................................  2,847,529      707,795
    Kuala Lumpur Kepong Bhd..........................................    416,900    2,161,566
    Lotte Chemical Titan Holding Bhd.................................    162,100       96,125
    Malayan Banking Bhd..............................................  4,863,338   10,001,124
    Malaysia Airports Holdings Bhd...................................  2,790,541    5,281,643
#   Malaysia Building Society Bhd....................................  3,639,160      761,456
    Maxis Bhd........................................................  2,881,400    3,710,192
    MISC Bhd.........................................................  1,396,698    2,781,940
    Nestle Malaysia Bhd..............................................     44,500    1,540,053
    Petronas Chemicals Group Bhd.....................................  3,389,400    6,055,551
    Petronas Dagangan Bhd............................................    307,800    1,734,518
    Petronas Gas Bhd.................................................    792,400    3,156,346
    PPB Group Bhd....................................................    925,080    4,001,978
    Press Metal Aluminium Holdings Bhd...............................  1,919,800    2,184,324
    Public Bank Bhd..................................................  3,656,014   17,743,930
    QL Resources Bhd.................................................  1,068,790    1,858,625
    RHB Bank Bhd.....................................................  2,413,105    3,319,465
    Serba Dinamik Holdings Bhd.......................................  1,168,300    1,164,932
    Sime Darby Bhd...................................................  6,338,861    3,436,998
#   Sime Darby Plantation Bhd........................................  2,911,661    3,414,535
#   Sime Darby Property Bhd..........................................  3,479,461      603,315
    SP Setia Bhd Group...............................................  1,538,111      444,897
    Sunway Bhd.......................................................  3,657,082    1,486,587
    Telekom Malaysia Bhd.............................................  1,604,564    1,441,921
    Tenaga Nasional Bhd..............................................  3,718,850   12,315,884
    Top Glove Corp. Bhd..............................................  2,847,100    2,962,025
    UMW Holdings Bhd.................................................    775,266      821,442
    United Plantations Bhd...........................................     36,600      218,573
    Westports Holdings Bhd...........................................  1,666,900    1,705,231
    Yinson Holdings Bhd..............................................    466,300      770,154
    YTL Corp. Bhd.................................................... 13,265,999    2,758,458
#   YTL Power International Bhd......................................  2,843,597      466,344
                                                                                 ------------
TOTAL MALAYSIA.......................................................             161,279,721
                                                                                 ------------
MEXICO -- (3.6%)
    Alfa S.A.B. de C.V., Class A..................................... 11,293,476    9,827,816
#   America Movil S.A.B. de C.V...................................... 48,207,854   38,167,318
    America Movil S.A.B. de C.V., Sponsored ADR, Class L.............    109,448    1,730,373
    Arca Continental S.A.B. de C.V...................................    692,024    3,867,981
#   Becle S.A.B. de C.V..............................................    932,836    1,606,574
#   Cemex S.A.B. de C.V.............................................. 24,758,419    9,305,402
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................     29,997    1,649,235
#   Coca-Cola Femsa S.A.B. de C.V....................................    390,519    2,148,651
    El Puerto de Liverpool S.A.B. de C.V.............................    334,218    1,702,841

THE EMERGING MARKETS SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
MEXICO -- (Continued)
     Fomento Economico Mexicano S.A.B. de C.V.........................  1,232,252 $ 10,953,280
     Gruma S.A.B. de C.V., Class B....................................    573,607    6,002,202
     Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR.............     13,641    1,425,621
     Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........    533,221    5,589,029
     Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR..............     32,374    5,301,243
#    Grupo Bimbo S.A.B. de C.V., Class A..............................  3,048,353    5,688,970
#    Grupo Carso S.A.B. de C.V........................................    793,269    2,647,460
     Grupo Elektra S.A.B. de C.V......................................     93,302    6,778,236
     Grupo Financiero Banorte S.A.B. de C.V...........................  5,267,183   28,799,538
     Grupo Financiero Inbursa S.A.B. de C.V...........................  3,950,124    4,913,912
#    Grupo Lala S.A.B. de C.V.........................................    604,703      595,068
     Grupo Mexico S.A.B. de C.V., Class B.............................  5,062,536   13,366,579
*    Grupo Qumma S.A. de C.V., Class B................................      1,591            0
     Grupo Televisa S.A.B., Sponsored ADR.............................    202,737    2,240,244
#    Grupo Televisa S.A.B.............................................  3,760,780    8,310,803
# *  Impulsora del Desarrollo y el Empleo en America Latina S.A.B. de
       C.V............................................................  2,300,948    2,584,851
#    Industrias Penoles S.A.B. de C.V.................................    374,851    4,464,345
*    Infraestructura Energetica Nova S.A.B. de C.V....................    466,917    2,063,158
     Kimberly-Clark de Mexico S.A.B. de C.V., Class A.................  2,758,212    5,541,803
     Megacable Holdings S.A.B. de C.V.................................    250,780    1,029,506
#    Orbia Advance Corp. S.A.B. de C.V................................  3,426,482    7,417,083
     Organizacion Soriana S.A.B. de C.V., Class B.....................    967,645    1,245,491
     Promotora y Operadora de Infraestructura S.A.B. de C.V...........    333,142    3,079,700
#    Wal-Mart de Mexico S.A.B. de C.V.................................  7,198,435   21,573,040
                                                                                  ------------
TOTAL MEXICO..........................................................             221,617,353
                                                                                  ------------
NETHERLANDS -- (0.1%)
*    Prosus N.V.......................................................     49,677    3,425,675
                                                                                  ------------
PERU -- (0.3%)
     Cementos Pacasmayo SAA, ADR......................................     15,158      147,718
     Cia de Minas Buenaventura SAA, ADR...............................    125,122    1,919,371
     Credicorp, Ltd...................................................     70,995   15,195,770
     Grana y Montero SAA, Sponsored ADR...............................    108,988      268,110
                                                                                  ------------
TOTAL PERU............................................................              17,530,969
                                                                                  ------------
PHILIPPINES -- (1.4%)
     Aboitiz Equity Ventures, Inc.....................................  2,238,260    2,463,738
     Aboitiz Power Corp...............................................  1,962,800    1,545,020
     Alliance Global Group, Inc.......................................  9,328,900    2,108,063
*    Altus San Nicolas Corp...........................................     61,317        6,259
     Ayala Corp.......................................................    239,962    4,062,856
     Ayala Land, Inc..................................................  9,812,818    9,377,403
     Bank of the Philippine Islands...................................  1,250,932    2,389,881
     BDO Unibank, Inc.................................................  1,553,962    4,740,370
     Bloomberry Resorts Corp..........................................  1,686,400      331,815
     DMCI Holdings, Inc............................................... 12,875,600    2,080,206
*    Emperador, Inc...................................................  1,850,900      255,313
     Globe Telecom, Inc...............................................     67,895    2,440,457
     GT Capital Holdings, Inc.........................................    169,516    2,983,868
     International Container Terminal Services, Inc...................  2,021,610    4,726,067
     JG Summit Holdings, Inc..........................................  3,764,670    5,650,511
     Jollibee Foods Corp..............................................    639,740    2,923,191
     LT Group, Inc....................................................  4,703,300    1,236,392
     Manila Electric Co...............................................    295,630    1,971,662
     Megaworld Corp................................................... 27,020,000    2,570,130
     Metro Pacific Investments Corp................................... 20,451,700    1,932,267
     Metropolitan Bank & Trust Co.....................................  2,128,588    2,833,599

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                       --------- -----------
PHILIPPINES -- (Continued)
     PLDT, Inc., Sponsored ADR........................................   121,988 $ 2,545,890
     PLDT, Inc........................................................   120,010   2,582,553
     Puregold Price Club, Inc......................................... 2,108,900   1,696,292
     Robinsons Land Corp.............................................. 3,184,682   1,596,093
     Robinsons Retail Holdings, Inc...................................   541,860     810,138
     San Miguel Corp.................................................. 1,462,960   4,815,479
     San Miguel Food and Beverage, Inc................................    48,780      88,471
     Security Bank Corp...............................................   429,970   1,687,021
     Semirara Mining & Power Corp.....................................   144,900      66,672
     SM Investments Corp..............................................   189,763   3,846,955
     SM Prime Holdings, Inc........................................... 7,772,210   5,967,575
*    Top Frontier Investment Holdings, Inc............................    23,189     105,298
     Universal Robina Corp............................................ 1,309,160   3,889,276
                                                                                 -----------
TOTAL PHILIPPINES.....................................................            88,326,781
                                                                                 -----------
POLAND -- (1.4%)
*    Alior Bank SA....................................................   227,085   1,604,352
*    AmRest Holdings SE...............................................    60,781     752,576
     Bank Handlowy w Warszawie SA.....................................    53,319     711,907
*    Bank Millennium SA............................................... 1,416,084   2,279,602
     Bank Polska Kasa Opieki SA.......................................   102,625   2,898,203
#    CCC SA...........................................................    41,478   1,211,768
     CD Projekt SA....................................................    47,312   3,123,240
     Cyfrowy Polsat SA................................................   496,240   3,599,458
*    Dino Polska SA...................................................    82,960   3,232,949
*    Grupa Azoty SA...................................................    26,707     245,426
     Grupa Lotos SA...................................................   316,053   7,892,813
     ING Bank Slaski SA...............................................    38,424   1,950,827
*    KGHM Polska Miedz SA.............................................   384,416   8,427,796
     LPP SA...........................................................     2,033   4,342,816
# *  mBank SA.........................................................    30,837   3,083,127
*    Orange Polska SA.................................................   864,174   1,415,962
*    PGE Polska Grupa Energetyczna SA................................. 1,516,559   3,251,743
     Polski Koncern Naftowy Orlen S.A.................................   565,808  15,470,940
     Polskie Gornictwo Naftowe i Gazownictwo SA....................... 1,283,848   1,581,722
     Powszechna Kasa Oszczednosci Bank Polski SA......................   684,957   6,839,222
     Powszechny Zaklad Ubezpieczen SA.................................   808,411   7,823,071
     Santander Bank Polska SA.........................................    33,813   2,773,758
                                                                                 -----------
TOTAL POLAND..........................................................            84,513,278
                                                                                 -----------
RUSSIA -- (2.1%)
     Gazprom PJSC, Sponsored ADR...................................... 2,221,918  17,812,774
     Gazprom PJSC, Sponsored ADR......................................    42,939     344,049
     Lukoil PJSC, Sponsored ADR.......................................   240,181  22,133,405
     Magnitogorsk Iron & Steel Works PJSC, GDR........................   199,210   1,461,817
*    Mail.Ru Group, Ltd., GDR.........................................    52,592   1,117,054
     MMC Norilsk Nickel PJSC, ADR.....................................    36,191   1,003,757
     MMC Norilsk Nickel PJSC, ADR.....................................   406,377  11,274,147
     Mobile TeleSystems PJSC, Sponsored ADR...........................   427,008   3,821,722
     Novatek PJSC, GDR................................................    30,449   6,532,337
     Novolipetsk Steel PJSC, GDR......................................   111,869   2,192,755
     Novolipetsk Steel PJSC, GDR......................................    13,308     260,304
     PhosAgro PJSC, GDR...............................................    83,207   1,047,943
     PhosAgro PJSC, GDR...............................................     2,148      27,022
     Polyus PJSC, GDR.................................................     1,468      86,611
     POLYUS PJSC......................................................    17,913   1,054,180
     Rosneft Oil Co. PJSC, GDR........................................    71,061     470,566
     Rosneft Oil Co. PJSC, GDR........................................   700,727   4,656,933

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                       --------- ------------
RUSSIA -- (Continued)
     Rostelecom PJSC, Sponsored ADR...................................    17,296 $    127,385
     Rostelecom PJSC, Sponsored ADR...................................    78,867      572,440
     RusHydro PJSC, ADR...............................................    12,131        9,341
     RusHydro PJSC, ADR............................................... 1,183,182      887,088
     Sberbank of Russia PJSC, Sponsored ADR........................... 1,512,183   22,268,858
     Severstal PJSC, GDR..............................................   191,829    2,622,014
     Severstal PJSC, GDR..............................................    11,227      153,361
     Tatneft PJSC, Sponsored ADR......................................   137,960    9,674,158
     Tatneft PJSC, Sponsored ADR......................................    80,484    5,612,552
     VEON, Ltd........................................................   361,489      867,574
     VTB Bank PJSC, GDR............................................... 1,358,280    1,805,354
     VTB Bank PJSC, GDR............................................... 1,442,703    1,917,352
     X5 Retail Group NV, GDR..........................................   114,794    3,841,007
                                                                                 ------------
TOTAL RUSSIA..........................................................            125,655,860
                                                                                 ------------
SOUTH AFRICA -- (6.6%)
     Absa Group, Ltd.................................................. 2,048,444   21,009,003
     Anglo American Platinum, Ltd.....................................    87,998    6,572,513
     AngloGold Ashanti, Ltd...........................................     7,142      157,969
     AngloGold Ashanti, Ltd., Sponsored ADR........................... 1,511,371   33,371,072
*    Aspen Pharmacare Holdings, Ltd...................................   574,874    4,013,135
     Assore, Ltd......................................................    47,921      807,160
     AVI, Ltd.........................................................    87,426      501,987
     Bid Corp., Ltd...................................................   557,382   13,003,280
     Bidvest Group, Ltd. (The)........................................   983,621   13,427,252
#    Capitec Bank Holdings, Ltd.......................................    75,595    6,871,578
     Clicks Group, Ltd................................................   444,655    7,228,259
     Discovery, Ltd...................................................   778,483    6,197,159
     Exxaro Resources, Ltd............................................   744,658    6,088,007
     FirstRand, Ltd................................................... 4,821,116   20,841,591
     Foschini Group, Ltd. (The).......................................   615,580    7,099,390
     Gold Fields, Ltd.................................................    61,553      382,268
     Gold Fields, Ltd., Sponsored ADR................................. 3,517,277   21,736,772
*    Impala Platinum Holdings, Ltd.................................... 1,257,286    8,656,370
     Investec, Ltd....................................................   738,692    4,197,329
     Kumba Iron Ore, Ltd..............................................   164,394    4,005,624
     Liberty Holdings, Ltd............................................   170,283    1,311,421
     Life Healthcare Group Holdings, Ltd.............................. 2,954,770    4,666,439
     Momentum Metropolitan Holdings...................................    46,831       62,541
     Mr. Price Group, Ltd.............................................   439,100    4,642,969
#    MTN Group, Ltd................................................... 4,153,006   25,705,368
*    MultiChoice Group, Ltd...........................................   660,191    5,498,349
     Naspers, Ltd., Class N...........................................   269,196   38,093,520
     Nedbank Group, Ltd...............................................   878,815   13,331,877
     NEPI Rockcastle P.L.C............................................   431,671    3,759,114
*    Northam Platinum, Ltd............................................   364,883    2,463,905
     Old Mutual, Ltd.................................................. 6,793,519    8,834,527
     PSG Group, Ltd...................................................   301,924    4,721,215
#    Sanlam, Ltd...................................................... 2,683,932   14,125,109
#    Sasol, Ltd., Sponsored ADR.......................................   742,393   13,437,313
#    Shoprite Holdings, Ltd...........................................   824,913    7,391,620
*    Sibanye Gold, Ltd................................................ 3,938,565    7,604,165
*    Sibanye Gold, Ltd., Sponsored ADR................................   395,460    3,025,269
     SPAR Group, Ltd. (The)...........................................   287,889    3,873,323
     Standard Bank Group, Ltd......................................... 2,064,368   23,699,452
# *  Steinhoff International Holdings NV.............................. 3,896,458      252,864
     Telkom SA SOC, Ltd...............................................   998,545    4,564,797
     Tiger Brands, Ltd................................................   444,130    6,306,561
     Vodacom Group, Ltd...............................................   888,759    7,764,485

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH AFRICA -- (Continued)
     Woolworths Holdings, Ltd......................................... 2,502,184 $  9,513,129
                                                                                 ------------
TOTAL SOUTH AFRICA....................................................            400,817,050
                                                                                 ------------
SOUTH KOREA -- (14.8%)
#    Amorepacific Corp................................................    27,561    4,534,144
     AMOREPACIFIC Group...............................................    17,552    1,272,041
     BGF retail Co., Ltd..............................................     8,265    1,265,850
     BNK Financial Group, Inc.........................................   525,177    3,136,554
# *  Celltrion Pharm, Inc.............................................    11,585      396,955
# *  Celltrion, Inc...................................................    79,315   13,574,758
     Cheil Worldwide, Inc.............................................   108,287    2,301,694
     CJ CheilJedang Corp..............................................    19,918    3,914,849
     CJ Corp..........................................................    49,649    3,509,332
     CJ ENM Co., Ltd..................................................    23,451    3,318,980
# *  CJ Logistics Corp................................................    15,593    2,110,294
     Com2uSCorp.......................................................    11,105      936,249
     Cuckoo Holdings Co., Ltd.........................................       480       42,666
     Daelim Industrial Co., Ltd.......................................    64,004    4,974,997
*    Daewoo Engineering & Construction Co., Ltd.......................   410,336    1,530,153
*    Daewoo Shipbuilding & Marine Engineering Co., Ltd................    71,856    1,732,943
     Daewoong Pharmaceutical Co., Ltd.................................     3,379      441,862
     DB Insurance Co., Ltd............................................   176,504    7,652,437
     DGB Financial Group, Inc.........................................   341,331    2,060,641
     Dongsuh Cos., Inc................................................    31,182      468,950
     Doosan Bobcat, Inc...............................................    81,448    2,196,049
     Doosan Co., Ltd..................................................    15,267    1,018,948
# *  Doosan Fuel Cell Co., Ltd........................................    51,053      338,762
# *  Doosan Heavy Industries & Construction Co., Ltd..................   378,754    1,997,230
# *  Doosan Infracore Co., Ltd........................................   492,270    2,387,221
*    Doosan Solus Co., Ltd............................................    28,141      430,538
     Douzone Bizon Co., Ltd...........................................    28,707    1,811,065
     E-MART, Inc......................................................    42,516    4,066,811
     F&F Co., Ltd.....................................................     1,448      124,790
#    Fila Korea, Ltd..................................................    75,486    3,724,692
     Grand Korea Leisure Co., Ltd.....................................    41,934      765,248
     Green Cross Corp.................................................     5,939      653,764
     Green Cross Holdings Corp........................................    23,565      420,103
     GS Engineering & Construction Corp...............................   193,329    5,118,527
     GS Holdings Corp.................................................   190,987    8,139,330
     GS Home Shopping, Inc............................................     4,597      587,669
     GS Retail Co., Ltd...............................................    53,143    1,746,567
     Hana Financial Group, Inc........................................   522,739   15,134,623
# *  Hanall Biopharma Co., Ltd........................................    21,051      598,596
#    Hanjin Kal Corp..................................................    39,259    1,021,623
     Hankook Tire & Technology Co., Ltd...............................   174,928    4,664,473
     Hanmi Pharm Co., Ltd.............................................     6,448    1,844,375
     Hanmi Science Co., Ltd...........................................    10,613      396,942
     Hanon Systems....................................................   266,528    2,652,601
     Hanssem Co., Ltd.................................................    16,476      895,762
*    Hanwha Aerospace Co., Ltd........................................    61,456    1,996,286
     Hanwha Chemical Corp.............................................   253,700    3,549,838
     Hanwha Corp......................................................    97,248    1,982,546
     Hanwha Life Insurance Co., Ltd................................... 1,038,851    1,988,059
     HDC Holdings Co., Ltd............................................     3,027       30,758
     Hite Jinro Co., Ltd..............................................    48,621    1,188,123
# *  HLB, Inc.........................................................    26,246    3,744,338
#    Hotel Shilla Co., Ltd............................................    55,107    3,663,337
*    Hugel, Inc.......................................................     2,135      667,950
*    Hyosung Advanced Materials Corp..................................     7,969      749,447

THE EMERGING MARKETS SERIES
CONTINUED

                                                                       SHARES    VALUE>>
                                                                       ------- -----------
SOUTH KOREA -- (Continued)
     Hyosung Chemical Corp............................................   5,674 $   805,748
     Hyosung Corp.....................................................  20,694   1,469,961
     Hyosung TNC Co., Ltd.............................................   7,698   1,060,810
     Hyundai Department Store Co., Ltd................................  28,328   1,798,566
     Hyundai Elevator Co., Ltd........................................  16,325   1,029,807
     Hyundai Engineering & Construction Co., Ltd...................... 107,639   3,965,749
     Hyundai Glovis Co., Ltd..........................................  27,895   3,613,296
     Hyundai Greenfood Co., Ltd.......................................  51,951     500,075
     Hyundai Heavy Industries Holdings Co., Ltd.......................  14,457   4,233,789
     Hyundai Home Shopping Network Corp...............................   5,020     364,623
     Hyundai Marine & Fire Insurance Co., Ltd......................... 226,396   4,916,587
*    Hyundai Merchant Marine Co., Ltd................................. 188,580     532,995
     Hyundai Mipo Dockyard Co., Ltd...................................  40,720   1,518,514
     Hyundai Mobis Co., Ltd...........................................  54,300  11,073,592
     Hyundai Motor Co................................................. 128,680  13,478,504
# *  Hyundai Rotem Co., Ltd...........................................  49,288     679,571
     Hyundai Steel Co................................................. 136,222   3,709,992
     Hyundai Wia Corp.................................................  31,556   1,386,737
# *  Iljin Materials Co., Ltd.........................................  21,152     712,077
     Industrial Bank of Korea......................................... 481,487   4,876,197
     Innocean Worldwide, Inc..........................................   7,081     390,886
#    Kakao Corp.......................................................  26,447   3,209,403
     Kangwon Land, Inc................................................ 104,801   2,821,674
     KB Financial Group, Inc.......................................... 413,344  14,880,128
     KB Financial Group, Inc., ADR....................................  63,998   2,286,009
     KCC Corp.........................................................  11,809   2,292,105
     KEPCO Plant Service & Engineering Co., Ltd.......................  30,975     866,730
     Kia Motors Corp.................................................. 227,908   8,329,435
#    KIWOOM Securities Co., Ltd.......................................  26,617   1,578,564
# *  KMW Co., Ltd.....................................................  39,619   1,815,742
     Koh Young Technology, Inc........................................   2,393     193,521
     Kolon Industries, Inc............................................  40,014   1,619,899
     Korea Aerospace Industries, Ltd..................................  37,044   1,209,169
# *  Korea Electric Power Corp., Sponsored ADR........................ 130,759   1,422,658
*    Korea Electric Power Corp........................................ 150,306   3,285,782
     Korea Gas Corp...................................................  41,078   1,387,839
     Korea Investment Holdings Co., Ltd...............................  87,714   5,095,699
     Korea Petrochemical Ind Co., Ltd.................................     946      96,580
# *  Korea Shipbuilding & Offshore Engineering Co., Ltd...............  55,095   5,758,117
     Korea Zinc Co., Ltd..............................................   7,670   2,858,092
     Korean Air Lines Co., Ltd........................................ 185,901   3,978,946
     Korean Reinsurance Co............................................  59,695     406,714
     KT Corp., Sponsored ADR..........................................  82,100     921,983
     KT&G Corp........................................................  98,283   8,436,769
     Kumho Petrochemical Co., Ltd.....................................  48,226   2,887,493
*    Kumho Tire Co., Inc.............................................. 149,636     543,542
     LG Chem, Ltd.....................................................  41,518  10,954,316
     LG Corp.......................................................... 147,582   8,798,328
# *  LG Display Co., Ltd., ADR........................................ 808,137   4,735,683
*    LG Display Co., Ltd.............................................. 525,059   6,154,760
     LG Electronics, Inc.............................................. 271,709  15,571,433
     LG Household & Health Care, Ltd..................................  13,212  14,296,668
     LG Innotek Co., Ltd..............................................  40,182   4,173,691
     LG Uplus Corp.................................................... 427,869   4,943,022
     Lotte Chemical Corp..............................................  42,891   8,344,611
     Lotte Chilsung Beverage Co., Ltd.................................   3,309     389,771
     Lotte Confectionery Co., Ltd.....................................     237      28,569
#    Lotte Corp.......................................................  35,011   1,095,956
     LOTTE Fine Chemical Co., Ltd.....................................  35,146   1,332,601

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH KOREA -- (Continued)
     Lotte Shopping Co., Ltd..........................................    21,751 $  2,324,795
     LS Corp..........................................................    41,095    1,711,133
     LS Industrial Systems Co., Ltd...................................    33,789    1,443,910
     Macquarie Korea Infrastructure Fund..............................   501,890    5,112,946
#    Mando Corp.......................................................   102,609    3,145,155
     Medy-Tox, Inc....................................................     7,354    2,081,110
     Meritz Financial Group, Inc......................................   132,014    1,410,951
     Meritz Fire & Marine Insurance Co., Ltd..........................   174,445    2,768,527
     Meritz Securities Co., Ltd.......................................   775,459    2,997,902
#    Mirae Asset Daewoo Co., Ltd......................................   680,937    4,174,776
     NAVER Corp.......................................................   127,452   17,970,279
     NCSoft Corp......................................................    14,764    6,552,196
# *  Netmarble Corp...................................................    13,796    1,064,649
     Nexen Tire Corp..................................................    38,894      312,571
     NH Investment & Securities Co., Ltd..............................   316,524    3,282,240
*    NHN Corp.........................................................    18,836      933,268
     NongShim Co., Ltd................................................     5,761    1,199,223
     OCI Co., Ltd.....................................................    46,230    2,491,073
     Orange Life Insurance, Ltd.......................................    40,537      974,614
     Orion Corp.......................................................     8,589      780,383
     Orion Holdings Corp..............................................    67,257      913,125
     Ottogi Corp......................................................     1,212      588,840
*    Pan Ocean Co., Ltd...............................................   431,074    1,624,862
#    Paradise Co., Ltd................................................    49,111      783,721
# *  Pearl Abyss Corp.................................................    10,242    1,905,209
     POSCO, Sponsored ADR.............................................   104,186    4,678,993
     POSCO............................................................    70,065   12,712,981
#    POSCO Chemtech Co., Ltd..........................................    25,913    1,065,933
     Posco International Corp.........................................    99,219    1,550,673
     S-1 Corp.........................................................    25,840    2,082,135
# *  Samsung Biologics Co., Ltd.......................................     6,740    2,302,508
     Samsung C&T Corp.................................................    52,857    4,526,218
     Samsung Card Co., Ltd............................................    60,944    1,757,973
     Samsung Electro-Mechanics Co., Ltd...............................    66,506    6,438,740
     Samsung Electronics Co., Ltd..................................... 4,912,950  212,336,945
     Samsung Electronics Co., Ltd. , GDR (4942818)....................    52,509   56,131,486
*    Samsung Engineering Co., Ltd.....................................   229,832    3,508,637
     Samsung Fire & Marine Insurance Co., Ltd.........................    63,656   11,841,521
*    Samsung Heavy Industries Co., Ltd................................   625,252    3,882,312
     Samsung Life Insurance Co., Ltd..................................   119,059    7,230,144
#    Samsung SDI Co., Ltd.............................................    32,644    6,370,336
     Samsung SDS Co., Ltd.............................................    29,343    5,068,012
     Samsung Securities Co., Ltd......................................   135,268    3,897,008
     Seoul Semiconductor Co., Ltd.....................................    43,467      499,482
     SFA Engineering Corp.............................................    28,906    1,035,930
     Shinhan Financial Group Co., Ltd.................................   305,033   11,113,901
#    Shinhan Financial Group Co., Ltd., ADR...........................    67,490    2,435,714
     Shinsegae International, Inc.....................................     2,305      392,527
     Shinsegae, Inc...................................................    17,633    3,573,534
     SK Discovery Co., Ltd............................................     3,578       68,949
     SK Holdings Co., Ltd.............................................    38,964    8,644,367
     SK Hynix, Inc....................................................   821,484   57,763,436
     SK Innovation Co., Ltd...........................................    77,982   10,670,707
     SK Materials Co., Ltd............................................     9,016    1,415,306
     SK Networks Co., Ltd.............................................   438,461    2,187,009
     SK Telecom Co., Ltd., Sponsored ADR..............................    24,883      573,553
     SK Telecom Co., Ltd..............................................    18,352    3,751,081
#    SKC Co., Ltd.....................................................    45,410    1,731,997
     S-Oil Corp.......................................................    22,431    1,916,305

THE EMERGING MARKETS SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
SOUTH KOREA -- (Continued)
     Ssangyong Cement Industrial Co., Ltd.............................    246,810 $  1,241,221
     Taekwang Industrial Co., Ltd.....................................        565      532,725
     Tongyang Life Insurance Co., Ltd.................................     44,805      141,098
#    WONIK IPS Co., Ltd...............................................     28,695      814,898
     Woongjin Coway Co., Ltd..........................................     80,403    6,347,396
# *  Woori Financial Group, Inc., Sponsored ADR.......................      3,749      112,170
     Woori Financial Group, Inc.......................................    807,880    8,144,902
     Young Poong Corp.................................................        516      270,253
     Youngone Corp....................................................     47,262    1,409,846
     Yuhan Corp.......................................................      9,855    1,899,702
*    Yungjin Pharmaceutical Co., Ltd..................................     41,594      190,629
                                                                                  ------------
TOTAL SOUTH KOREA.....................................................             907,402,069
                                                                                  ------------
SPAIN -- (0.1%)
#    Banco Santander SA, Sponsored ADR................................    145,551      576,382
     Banco Santander SA...............................................    968,663    3,834,569
                                                                                  ------------
TOTAL SPAIN...........................................................               4,410,951
                                                                                  ------------
TAIWAN -- (16.0%)
     Accton Technology Corp...........................................    685,000    4,074,844
     Acer, Inc........................................................  5,550,811    3,238,859
     Advantech Co., Ltd...............................................    306,663    3,029,783
     Airtac International Group.......................................    218,518    2,969,805
     ASE Technology Holding Co., Ltd., ADR............................    133,966      683,228
     ASE Technology Holding Co., Ltd..................................  7,079,782   18,368,006
     Asia Cement Corp.................................................  3,763,758    5,313,015
     Asustek Computer, Inc............................................  1,099,180    7,456,759
     AU Optronics Corp., Sponsored ADR................................    169,591      423,978
#    AU Optronics Corp................................................ 22,720,873    5,792,919
     Brighton-Best International Taiwan, Inc..........................    175,000      183,866
     Catcher Technology Co., Ltd......................................  1,524,429   12,921,228
     Cathay Financial Holding Co., Ltd................................  6,384,450    8,450,831
     Chailease Holding Co., Ltd.......................................  2,525,473   11,379,829
     Chang Hwa Commercial Bank, Ltd...................................  9,406,413    7,339,694
     Cheng Shin Rubber Industry Co., Ltd..............................  3,477,965    5,466,051
     Chicony Electronics Co., Ltd.....................................  1,172,497    3,642,640
     China Airlines, Ltd..............................................  9,779,536    2,912,454
     China Development Financial Holding Corp......................... 21,262,121    6,630,888
*    China Life Insurance Co., Ltd....................................  5,303,933    4,371,330
     China Motor Corp.................................................    114,000      154,994
     China Petrochemical Development Corp.............................  3,324,300    1,107,475
     China Steel Corp................................................. 17,219,932   13,259,085
     Chipbond Technology Corp.........................................  1,246,000    2,468,670
     Chroma ATE, Inc..................................................    663,000    3,296,502
     Chunghwa Telecom Co., Ltd., Sponsored ADR........................    254,851    9,322,449
     Chunghwa Telecom Co., Ltd........................................  1,536,000    5,656,267
     Compal Electronics, Inc..........................................  9,678,541    5,777,775
     CTBC Financial Holding Co., Ltd.................................. 20,702,175   14,392,417
     CTCI Corp........................................................  1,199,000    1,611,945
     Delta Electronics, Inc...........................................  2,518,486   11,057,372
     E Ink Holdings, Inc..............................................  1,268,000    1,244,156
#    E.Sun Financial Holding Co., Ltd................................. 16,099,057   14,546,464
     Eclat Textile Co., Ltd...........................................    258,402    3,464,817
     Eternal Materials Co., Ltd.......................................  1,081,591      919,462
     Eva Airways Corp.................................................  8,294,758    3,886,649
*    Evergreen Marine Corp. Taiwan, Ltd...............................  5,141,782    2,105,436
     Far Eastern International Bank...................................    412,653      161,889
     Far Eastern New Century Corp.....................................  7,623,085    7,413,803

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
TAIWAN -- (Continued)
    Far EasTone Telecommunications Co., Ltd..........................  2,601,000 $ 6,240,918
    Feng TAY Enterprise Co., Ltd.....................................    550,466   3,718,583
    First Financial Holding Co., Ltd................................. 14,373,297  10,539,189
    Formosa Chemicals & Fibre Corp...................................  2,951,518   8,579,105
    Formosa Petrochemical Corp.......................................  1,249,000   3,978,197
    Formosa Plastics Corp............................................  3,312,153  10,631,663
#   Formosa Sumco Technology Corp....................................    143,000     546,852
    Formosa Taffeta Co., Ltd.........................................  1,665,000   1,893,960
    Foxconn Technology Co., Ltd......................................  1,689,627   3,613,244
    Fubon Financial Holding Co., Ltd.................................  8,139,233  11,907,984
    General Interface Solution Holding, Ltd..........................    608,000   2,281,401
#   Genius Electronic Optical Co., Ltd...............................     34,000     489,705
    Giant Manufacturing Co., Ltd.....................................    489,506   3,619,621
#   Globalwafers Co., Ltd............................................    293,000   3,495,860
    Highwealth Construction Corp.....................................  1,580,190   2,425,409
#   Hiwin Technologies Corp..........................................    466,205   3,999,401
    Hon Hai Precision Industry Co., Ltd..............................  9,612,322  25,387,128
    Hotai Motor Co., Ltd.............................................    390,000   6,899,194
    Hua Nan Financial Holdings Co., Ltd.............................. 12,045,308   8,656,056
    Innolux Corp..................................................... 18,433,241   4,086,031
    International CSRC Investment Holdings Co........................    520,930     560,561
    Inventec Corp....................................................  5,188,550   3,759,500
    ITEQ Corp........................................................    132,000     668,567
    King's Town Bank Co., Ltd........................................  1,629,000   1,694,777
    Largan Precision Co., Ltd........................................    133,860  19,641,853
    Lien Hwa Industrial Holdings Corp................................     87,780     100,025
    Lite-On Technology Corp..........................................  4,435,410   7,308,769
#   Macronix International...........................................  5,204,074   5,282,889
#   Makalot Industrial Co., Ltd......................................    229,950   1,283,785
    MediaTek, Inc....................................................  1,092,995  14,596,785
    Mega Financial Holding Co., Ltd..................................  8,265,369   8,112,260
    Merida Industry Co., Ltd.........................................    184,287   1,066,431
    Micro-Star International Co., Ltd................................  1,742,000   5,144,550
    Nan Ya Plastics Corp.............................................  3,945,599   9,323,737
    Nanya Technology Corp............................................  2,714,010   6,207,767
    Nien Made Enterprise Co., Ltd....................................    272,000   2,467,350
#   Novatek Microelectronics Corp....................................    954,000   6,110,978
    Parade Technologies, Ltd.........................................     82,000   1,584,407
    Pegatron Corp....................................................  4,155,345   8,068,734
    Phison Electronics Corp..........................................    295,000   2,682,397
    Pou Chen Corp....................................................  5,027,487   6,721,419
    Powertech Technology, Inc........................................  2,453,819   7,734,553
    Poya International Co., Ltd......................................     55,275     759,274
    President Chain Store Corp.......................................    795,831   7,939,297
    Qisda Corp.......................................................  3,366,000   2,524,105
    Quanta Computer, Inc.............................................  3,869,000   7,421,827
    Radiant Opto-Electronics Corp....................................    865,000   3,434,290
    Realtek Semiconductor Corp.......................................    711,950   5,281,212
    Ruentex Development Co., Ltd.....................................  1,044,230   1,592,694
    Ruentex Industries, Ltd..........................................    771,109   1,851,468
    Shin Kong Financial Holding Co., Ltd............................. 19,133,243   6,044,335
    Silergy Corp.....................................................     85,000   2,381,214
    Simplo Technology Co., Ltd.......................................    338,000   3,113,377
    Sino-American Silicon Products, Inc..............................  1,508,000   4,533,829
    SinoPac Financial Holdings Co., Ltd.............................. 17,621,623   7,231,990
    Standard Foods Corp..............................................    713,418   1,440,552
    Synnex Technology International Corp.............................  2,164,343   2,581,487
#   TA Chen Stainless Pipe...........................................  1,806,000   1,948,769
    Taichung Commercial Bank Co., Ltd................................  2,432,688     939,720

THE EMERGING MARKETS SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
TAIWAN -- (Continued)
     Taishin Financial Holding Co., Ltd............................... 16,966,307 $  7,879,320
     Taiwan Business Bank............................................. 10,576,462    4,458,596
     Taiwan Cement Corp...............................................  9,177,565   12,184,531
     Taiwan Cooperative Financial Holding Co., Ltd.................... 13,656,570    9,395,664
     Taiwan FamilyMart Co., Ltd.......................................     85,000      611,563
#    Taiwan Fertilizer Co., Ltd.......................................  1,349,000    2,147,186
     Taiwan Glass Industry Corp.......................................  2,181,374      831,204
     Taiwan High Speed Rail Corp......................................  2,031,000    2,403,459
     Taiwan Mobile Co., Ltd...........................................  2,215,300    8,259,927
     Taiwan Secom Co., Ltd............................................    432,670    1,238,647
     Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR......  1,784,041   92,110,037
     Taiwan Semiconductor Manufacturing Co., Ltd...................... 22,557,808  221,061,961
# *  Tatung Co., Ltd..................................................  3,114,000    1,871,578
#    TCI Co., Ltd.....................................................    113,749    1,256,134
     Teco Electric and Machinery Co., Ltd.............................  3,372,000    2,989,971
     Tripod Technology Corp...........................................    893,870    3,454,650
     Unimicron Technology Corp........................................  2,809,000    4,316,270
     Uni-President Enterprises Corp...................................  5,022,033   12,406,333
     United Microelectronics Corp..................................... 31,829,000   14,657,898
     Vanguard International Semiconductor Corp........................  1,669,000    3,565,959
     Voltronic Power Technology Corp..................................     86,117    1,906,278
     Walsin Lihwa Corp................................................  6,242,000    3,052,578
#    Walsin Technology Corp...........................................    882,000    5,280,406
     Wan Hai Lines, Ltd...............................................  1,467,800      873,129
     Win Semiconductors Corp..........................................    295,034    3,070,954
     Winbond Electronics Corp.........................................  7,437,407    4,186,638
     Wintek Corp......................................................    604,760        6,816
     Wistron Corp.....................................................  6,755,699    6,193,625
     WPG Holdings, Ltd................................................  3,260,039    4,132,863
#    Yageo Corp.......................................................    420,682    4,316,782
     Yuanta Financial Holding Co., Ltd................................ 16,914,806   10,571,245
     Zhen Ding Technology Holding, Ltd................................  1,232,700    5,828,692
                                                                                  ------------
TOTAL TAIWAN..........................................................             977,149,563
                                                                                  ------------
THAILAND -- (3.4%)
     Advanced Info Service PCL........................................  1,483,600   11,251,677
     AEON Thana Sinsap Thailand PCL...................................      4,400       29,727
     Airports of Thailand PCL.........................................  4,615,300   11,998,710
     B Grimm Power PCL................................................    922,400    1,466,309
     Bangkok Bank PCL.................................................    207,800    1,200,897
     Bangkok Bank PCL.................................................    116,600      671,913
     Bangkok Dusit Medical Services PCL, Class F......................  7,404,000    5,884,948
     Bangkok Expressway & Metro PCL................................... 12,212,199    4,368,000
     Banpu PCL........................................................  8,310,150    3,192,507
     Banpu Power PCL..................................................    910,600      524,737
     Berli Jucker PCL.................................................  1,497,800    2,418,207
     BTS Group Holdings PCL...........................................  5,507,800    2,444,263
     Bumrungrad Hospital PCL..........................................    787,300    3,141,899
     Carabao Group PCL, Class F.......................................    416,000    1,160,722
     Central Pattana PCL..............................................  1,713,700    3,632,283
     Central Plaza Hotel PCL..........................................  1,157,700    1,054,372
     CH Karnchang PCL.................................................     70,400       47,563
     Charoen Pokphand Foods PCL.......................................  7,424,300    6,208,431
     CP ALL PCL.......................................................  5,689,600   14,744,534
     Delta Electronics Thailand PCL...................................    110,900      161,603
     Electricity Generating PCL.......................................    187,700    2,157,043
     Energy Absolute PCL..............................................  2,027,900    2,753,565
     Global Power Synergy PCL, Class F................................    608,700    1,658,075
     Home Product Center PCL..........................................  6,546,913    3,729,323

THE EMERGING MARKETS SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
THAILAND -- (Continued)
     Indorama Ventures PCL............................................  3,766,400 $  3,492,605
     Intouch Holdings PCL.............................................    871,186    1,904,232
     Intouch Holdings PCL, Class F....................................    399,000      872,131
     IRPC PCL......................................................... 23,713,100    2,670,129
     Jasmine International PCL........................................  5,215,000    1,079,442
     Kasikornbank PCL.................................................    990,400    4,575,618
     Kasikornbank PCL.................................................    349,000    1,606,590
     Kiatnakin Bank PCL...............................................    753,600    1,634,734
     Krung Thai Bank PCL..............................................  5,913,587    3,251,053
     Krungthai Card PCL...............................................  1,904,000    2,616,857
     Land & Houses PCL................................................  5,359,100    1,721,585
     Land & Houses PCL................................................  2,877,040      924,235
     Minor International PCL..........................................  2,330,270    2,778,265
     MK Restaurants Group PCL.........................................    807,000    2,077,968
     Muangthai Capital PCL............................................  1,772,300    3,639,099
     Pruksa Holding PCL...............................................    928,800      486,009
     PTT Exploration & Production PCL.................................  1,864,655    7,441,329
     PTT Global Chemical PCL..........................................  3,993,272    6,744,722
     PTT PCL.......................................................... 16,434,000   24,627,869
     Ratch Group PCL..................................................    908,800    2,212,181
     Robinson PCL.....................................................  1,398,800    3,022,742
     Siam Cement PCL (The)............................................    347,000    4,252,028
     Siam Cement PCL (The)............................................    223,000    2,710,416
     Siam City Cement PCL.............................................    113,167      809,540
     Siam Commercial Bank PCL (The)...................................    769,066    2,865,373
     Siam Global House PCL............................................  4,761,044    2,396,684
     Srisawad Corp. PCL...............................................  1,813,372    3,873,572
     Supalai PCL......................................................     18,800       10,086
     Thai Oil PCL.....................................................  2,644,600    5,999,507
     Thai Union Group PCL, Class F....................................  5,320,840    2,572,753
     Thanachart Capital PCL...........................................    774,000    1,358,569
     Tisco Financial Group PCL........................................    724,600    2,339,742
     TMB Bank PCL..................................................... 26,863,500    1,281,121
     TOA Paint Thailand PCL...........................................    859,500    1,280,924
     Total Access Communication PCL...................................  1,066,300    2,189,455
     Total Access Communication PCL...................................  1,459,300    2,996,410
     True Corp. PCL................................................... 26,817,231    4,440,674
     TTW PCL..........................................................  1,094,800      493,104
     VGI PCL..........................................................  3,110,500    1,004,384
     WHA Corp. PCL.................................................... 12,298,000    1,906,098
                                                                                  ------------
TOTAL THAILAND........................................................             210,061,143
                                                                                  ------------
TURKEY -- (0.8%)
# *  Akbank Turk A.S..................................................  2,375,117    2,869,533
     Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................    280,317      943,081
*    Arcelik A.S......................................................    371,451    1,150,771
#    Aselsan Elektronik Sanayi Ve Ticaret A.S.........................    141,812      455,297
#    BIM Birlesik Magazalar A.S.......................................    691,274    5,720,659
     Coca-Cola Icecek A.S.............................................    204,766    1,118,711
     Enka Insaat ve Sanayi A.S........................................  1,161,058    1,172,225
     Eregli Demir ve Celik Fabrikalari TAS............................  2,645,192    3,023,883
     Ford Otomotiv Sanayi A.S.........................................    126,138    1,422,467
     KOC Holding A.S..................................................    540,881    1,772,896
*    Koza Altin Isletmeleri A.S.......................................     67,645      831,466
# *  Petkim Petrokimya Holding A.S....................................  2,262,679    1,361,076
#    Soda Sanayii A.S.................................................    477,309      457,341
     TAV Havalimanlari Holding A.S....................................    540,265    2,462,985
     Tekfen Holding A.S...............................................    423,774    1,254,692
     Tofas Turk Otomobil Fabrikasi A.S................................    285,875    1,117,856

THE EMERGING MARKETS SERIES
CONTINUED

                                                                        SHARES      VALUE>>
                                                                       --------- --------------
TURKEY -- (Continued)
     Tupras Turkiye Petrol Rafinerileri A.S...........................   173,991 $    3,787,143
# *  Turk Hava Yollari AO............................................. 1,606,643      3,269,660
*    Turk Telekomunikasyon A.S........................................   802,767        815,348
     Turkcell Iletisim Hizmetleri A.S................................. 1,664,980      3,660,974
#    Turkcell Iletisim Hizmetleri A.S., ADR...........................    73,838        403,894
# *  Turkiye Garanti Bankasi A.S...................................... 2,660,861      4,276,974
# *  Turkiye Halk Bankasi A.S......................................... 1,332,954      1,220,810
*    Turkiye Is Bankasi A.S., Class C................................. 1,851,674      1,876,326
     Turkiye Sise ve Cam Fabrikalari A.S.............................. 1,624,463      1,233,130
# *  Turkiye Vakiflar Bankasi TAO, Class D............................ 1,962,311      1,488,171
*    Yapi ve Kredi Bankasi A.S........................................ 2,897,125      1,154,199
                                                                                 --------------
TOTAL TURKEY..........................................................               50,321,568
                                                                                 --------------
UNITED KINGDOM -- (0.0%)
#    Mondi P.L.C......................................................   140,279      2,900,887
                                                                                 --------------
TOTAL COMMON STOCKS...................................................            5,856,982,716
                                                                                 --------------
PREFERRED STOCKS -- (2.0%)
BRAZIL -- (1.9%)
*    AZUL SA..........................................................   118,500      1,551,832
     Banco Bradesco SA................................................ 2,296,111     20,135,700
     Centrais Eletricas Brasileiras SA, Class B.......................   192,052      1,962,900
     Cia Brasileira de Distribuicao...................................   429,889      8,895,771
     Cia Energetica de Minas Gerais................................... 1,249,530      4,252,857
     Gerdau SA........................................................ 1,407,421      4,713,044
     Itau Unibanco Holding SA......................................... 4,269,308     38,568,016
     Lojas Americanas SA..............................................   681,959      3,399,167
     Petroleo Brasileiro SA........................................... 3,525,848     26,717,497
     Telefonica Brasil SA.............................................   314,262      4,159,338
                                                                                 --------------
TOTAL BRAZIL..........................................................              114,356,122
                                                                                 --------------
CHILE -- (0.0%)
     Embotelladora Andina SA, Class B.................................   412,391      1,187,481
                                                                                 --------------
COLOMBIA -- (0.1%)
     Banco Davivienda SA..............................................   155,022      1,981,346
     Bancolombia SA...................................................    30,330        395,905
     Grupo Argos SA...................................................    55,405        228,833
     Grupo Aval Acciones y Valores SA................................. 3,971,981      1,627,572
     Grupo de Inversiones Suramericana SA.............................   135,078      1,238,082
                                                                                 --------------
TOTAL COLOMBIA........................................................                5,471,738
                                                                                 --------------
SOUTH KOREA -- (0.0%)
*    CJ Corp..........................................................     6,654        348,299
                                                                                 --------------
TOTAL PREFERRED STOCKS................................................              121,363,640
                                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
CHINA -- (0.0%)
*    Legend Holdings Corp. Rights 05/23/19............................    25,976              0
                                                                                 --------------
TAIWAN -- (0.0%)
*    Cathay Financial Holding Co. Rights 11/25/19.....................   228,891         39,852
                                                                                 --------------

THE EMERGING MARKETS SERIES
CONTINUED

                                                                            SHARES      VALUE>>
                                                                          ---------- --------------
THAILAND -- (0.0%)
*       TMB Bank PCL Rights 11/26/19..................................... 18,596,667 $       24,636
                                                                                     --------------
TOTAL RIGHTS/WARRANTS....................................................                    64,488
                                                                                     --------------
TOTAL INVESTMENT SECURITIES
  (Cost $4,151,605,364)..................................................             5,978,410,844
                                                                                     --------------
                                                                                        VALUE+
                                                                                     --------------
SECURITIES LENDING COLLATERAL -- (2.2%)
@ (S)   The DFA Short Term Investment Fund............................... 11,523,978    133,343,951
                                                                                     --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,284,929,744)..................................................            $6,111,754,795
                                                                                     ==============

ADR     American Depositary Receipt.
CP      Certificate Participation.
GDR     Global Depositary Receipt.
P.L.C.  Public Limited Company.
SA      Special Assessment

>>      Securities that have generally been fair value factored. See Note B to Financial
        Statements.
#       Total or Partial Securities on Loan.
*       Non-Income Producing Securities.
+       See Note B to Financial Statements.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

As of October 31, 2019, The Emerging Markets Series had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R).....    650     12/20/19  $33,538,198 $33,845,500    $307,302
S&P 500(R) Emini Index.............     60     12/20/19    9,010,755   9,107,400      96,645
                                                         ----------- -----------    --------
TOTAL FUTURES CONTRACTS............                      $42,548,953 $42,952,900    $403,947
                                                         =========== ===========    ========

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1      LEVEL 2      LEVEL 3     TOTAL
                                              ------------ ------------ --------- --------------
Common Stocks
   Brazil.................................... $407,509,932           --    --     $  407,509,932
   Chile.....................................   36,663,260 $ 28,093,604    --         64,756,864
   China.....................................  264,262,188  799,411,870    --      1,063,674,058
   Colombia..................................   25,468,955           --    --         25,468,955
   Czech Republic............................           --    7,589,130    --          7,589,130
   Egypt.....................................      264,880    8,689,706    --          8,954,586
   Greece....................................           --   22,608,755    --         22,608,755
   Hungary...................................           --   28,120,733    --         28,120,733
   India.....................................   35,347,463  770,950,956    --        806,298,419
   Indonesia.................................    5,682,660  160,905,756    --        166,588,416
   Malaysia..................................           --  161,279,721    --        161,279,721
   Mexico....................................  221,617,353           --    --        221,617,353
   Netherlands...............................    3,425,675           --    --          3,425,675
   Peru......................................   17,530,969           --    --         17,530,969
   Philippines...............................    2,545,890   85,780,891    --         88,326,781

THE EMERGING MARKETS SERIES
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1        LEVEL 2       LEVEL 3     TOTAL
                                              -------------- -------------- --------- --------------
   Poland....................................             -- $   84,513,278    --     $   84,513,278
   Russia.................................... $   20,627,226    105,028,634    --        125,655,860
   South Africa..............................     71,570,426    329,246,624    --        400,817,050
   South Korea...............................     17,936,063    889,466,006    --        907,402,069
   Spain.....................................      4,410,951             --    --          4,410,951
   Taiwan....................................    102,539,692    874,609,871    --        977,149,563
   Thailand..................................    210,061,143             --    --        210,061,143
   Turkey....................................        403,894     49,917,674    --         50,321,568
   United Kingdom............................             --      2,900,887    --          2,900,887
Preferred Stocks.............................
   Brazil....................................    114,356,122             --    --        114,356,122
   Chile.....................................             --      1,187,481    --          1,187,481
   Colombia..................................      5,471,738             --    --          5,471,738
   South Korea...............................        348,299             --    --            348,299
Rights/Warrants..............................
   Taiwan....................................             --         39,852    --             39,852
   Thailand..................................             --         24,636    --             24,636
Securities Lending Collateral................             --    133,343,951    --        133,343,951
Futures Contracts**..........................        403,947             --    --            403,947
                                              -------------- --------------    --     --------------
TOTAL........................................ $1,568,448,726 $4,543,710,016    --     $6,112,158,742
                                              ============== ==============    ==     ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES     VALUE>>
                                                                       --------- -----------
COMMON STOCKS -- (94.8%)
BRAZIL -- (9.0%)
     AES Tiete Energia SA............................................. 2,214,049 $ 6,464,659
     AES Tiete Energia SA.............................................       878         545
     Aliansce Sonae Shopping Centers SA............................... 1,180,268  12,522,204
     Alliar Medicos A Frente SA.......................................   317,000   1,430,669
     Alupar Investimento SA........................................... 1,441,952   8,726,138
     Anima Holding SA.................................................   351,800   1,877,202
     Arezzo Industria e Comercio SA...................................   470,986   6,940,599
# *  Azul SA, ADR.....................................................   548,855  21,394,368
*    Banco Pan SA.....................................................    94,596     213,699
     BK Brasil Operacao e Assessoria a Restaurantes SA................   272,428   1,270,266
     BR Malls Participacoes SA........................................ 7,133,056  27,301,436
*    BR Properties SA................................................. 1,189,553   3,603,807
     BrasilAgro--Co. Brasileira de Propriedades Agricolas.............   287,842   1,216,537
     Camil Alimentos S.A..............................................   751,735   1,212,748
     Cia de Locacao das Americas...................................... 1,975,662   8,502,662
     Cia de Saneamento de Minas Gerais-COPASA.........................   591,092   9,947,089
     Cia de Saneamento do Parana......................................   879,307  19,995,711
     Cia de Saneamento do Parana......................................     9,900      44,680
     Cia Energetica de Minas Gerais...................................   319,239   1,190,032
     Cia Hering....................................................... 1,330,714  10,441,982
     Cia Paranaense de Energia, Sponsored ADR.........................   127,664   1,760,487
     Cia Paranaense de Energia........................................   213,600   2,925,582
     Cia Siderurgica Nacional SA...................................... 2,987,751   8,790,790
     Cogna Educacao...................................................   493,400   1,189,672
     Construtora Tenda SA............................................. 1,184,472   6,973,042
*    Cosan Logistica SA............................................... 1,172,862   5,930,842
     CSU Cardsystem SA................................................   276,835     451,440
     CVC Brasil Operadora e Agencia de Viagens SA..................... 1,091,287  13,940,066
     Cyrela Brazil Realty SA Empreendimentos e Participacoes.......... 2,708,304  18,185,919
     Cyrela Commercial Properties SA Empreendimentos e Participacoes..    37,800     187,940
     Dimed SA Distribuidora da Medicamentos...........................     1,100     143,311
     Direcional Engenharia SA......................................... 1,393,877   4,153,305
     Duratex SA....................................................... 3,119,290  10,220,040
     EcoRodovias Infraestrutura e Logistica SA........................ 1,800,307   6,172,353
     EDP--Energias do Brasil SA....................................... 2,821,314  13,345,051
     Embraer SA....................................................... 1,745,509   7,629,665
#    Embraer SA, Sponsored ADR........................................   613,394  10,654,654
     Enauta Participacoes SA..........................................   788,224   2,586,467
     Energisa SA......................................................   408,591   4,882,105
*    Eneva SA.........................................................   730,700   5,988,807
     Equatorial Energia SA............................................ 1,340,358  34,049,538
*    Even Construtora e Incorporadora SA.............................. 1,682,904   5,115,222
     Ez Tec Empreendimentos e Participacoes SA........................   941,669   9,673,800
     Fleury SA........................................................ 1,669,231  10,592,676
     Fras-Le SA.......................................................   242,460     278,704
*    Gafisa SA........................................................   303,161     411,219
#    Gafisa SA, ADR...................................................    70,312     198,280
#    Gol Linhas Aereas Inteligentes SA, ADR...........................   372,923   6,776,011
     Grendene SA...................................................... 2,528,723   6,286,340
     Guararapes Confeccoes SA.........................................   751,424   3,736,042
*    Helbor Empreendimentos SA........................................ 3,348,465   2,730,203
     Iguatemi Empresa de Shopping Centers SA..........................   271,881   3,247,251
     Industrias Romi SA...............................................   183,900     638,755
     Instituto Hermes Pardini SA......................................   415,758   2,410,266
     International Meal Co. Alimentacao SA, Class A................... 1,571,295   2,891,449
     Iochpe-Maxion SA................................................. 1,051,600   4,572,972
     JHSF Participacoes SA............................................ 1,274,247   1,429,775

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
BRAZIL -- (Continued)
    JSL SA...........................................................   637,228 $  3,130,131
    Kepler Weber SA..................................................   168,446      894,627
    Klabin SA........................................................   228,600      901,746
    Light SA......................................................... 1,972,115    9,785,585
    LOG Commercial Properties e Participacoes SA.....................    86,050      542,839
*   Log-in Logistica Intermodal SA...................................    26,900      149,239
    M Dias Branco SA.................................................   120,214    1,131,549
    Mahle-Metal Leve SA..............................................   434,214    2,658,011
    Marcopolo SA.....................................................   625,900      530,622
*   Marfrig Global Foods SA..........................................   456,545    1,223,752
*   Marisa Lojas SA..................................................   765,320    2,043,779
*   Mills Estruturas e Servicos de Engenharia SA..................... 1,316,920    2,390,519
*   Minerva SA.......................................................   222,900      574,688
    Movida Participacoes SA.......................................... 1,210,855    4,543,914
    MRV Engenharia e Participacoes SA................................ 3,320,154   14,562,152
    Multiplan Empreendimentos Imobiliarios SA........................   106,972      779,118
    Natura Cosmeticos SA.............................................   152,036    1,181,260
    Odontoprev SA.................................................... 2,639,069    9,732,410
*   Omega Geracao SA.................................................   209,910    1,788,985
    Ouro Fino Saude Animal Participacoes SA..........................     7,600       73,906
*   Paranapanema SA..................................................   190,602    1,306,962
*   Petro Rio SA.....................................................   856,791    3,952,284
    Porto Seguro SA..................................................   342,742    4,905,471
    Portobello SA....................................................   800,951      794,860
*   Profarma Distribuidora de Produtos Farmaceuticos SA..............   166,002      177,985
    Qualicorp Consultoria e Corretora de Seguros SA.................. 2,491,663   19,818,988
    Restoque Comercio e Confeccoes de Roupas SA......................   137,481      702,058
    Santos Brasil Participacoes SA................................... 3,018,490    5,148,104
    Sao Carlos Empreendimentos e Participacoes SA....................    84,509      873,010
    Sao Martinho SA.................................................. 1,588,044    6,953,261
    Ser Educacional SA...............................................   589,517    3,502,853
    SLC Agricola SA..................................................   990,427    4,472,418
    Smiles Fidelidade SA.............................................   490,700    4,527,091
*   Springs Global Participacoes SA..................................   148,300      474,427
    Sul America SA................................................... 2,867,714   34,529,843
    T4F Entretenimento SA............................................   302,800      434,135
*   Technos SA.......................................................   272,800      142,845
*   Tecnisa SA....................................................... 4,110,581    1,229,946
    Tegma Gestao Logistica SA........................................   336,902    2,727,642
*   Terra Santa Agro SA..............................................       400        1,494
    TOTVS SA.........................................................   330,826    5,137,478
    Transmissora Alianca de Energia Eletrica SA...................... 3,338,651   24,041,950
    Trisul SA........................................................   372,682    1,116,048
    Tupy SA..........................................................   674,408    3,216,912
    Unipar Carbocloro SA.............................................     5,573       41,827
    Usinas Siderurgicas de Minas Gerais SA...........................    76,900      169,504
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao S.A..............................................   696,550    2,306,491
*   Via Varejo SA.................................................... 5,702,519   10,550,478
*   Vulcabras Azaleia SA.............................................   797,709    1,569,361
    Wiz Solucoes e Corretagem de Seguros SA..........................   729,344    1,982,259
    YDUQS Part....................................................... 2,462,379   24,098,834
                                                                                ------------
TOTAL BRAZIL.........................................................            594,972,725
                                                                                ------------
CHILE -- (1.3%)
    AES Gener SA..................................................... 8,233,893    1,763,631
    Banvida SA.......................................................    48,106       17,718
    Besalco SA....................................................... 2,974,965    2,003,871
    CAP SA...........................................................   629,835    4,622,685

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES      VALUE>>
                                                                       ----------- -----------
CHILE -- (Continued)
     Cementos BIO BIO SA..............................................     352,724 $   422,103
     Cia Pesquera Camanchaca SA.......................................   1,358,085      97,426
*    Cia Sud Americana de Vapores SA.................................. 135,275,899   4,447,384
     Clinica Las Condes SA............................................       4,398     234,414
     Cristalerias de Chile SA.........................................     130,323     923,115
     Embotelladora Andina SA, ADR, Class B............................      17,933     302,888
*    Empresa Nacional de Telecomunicaciones SA........................     681,486   5,330,590
     Empresas Hites SA................................................   1,238,776     483,747
*    Empresas La Polar SA.............................................  19,886,541     547,970
     Empresas Lipigas SA..............................................       4,717      30,797
     Empresas Tricot SA...............................................      70,631      64,615
     Engie Energia Chile SA...........................................   5,575,277   8,272,943
*    Enjoy SA.........................................................   2,562,139      92,545
     Forus SA.........................................................     745,576   1,355,597
     Grupo Security SA................................................   8,297,871   2,405,346
     Hortifrut SA.....................................................      72,075     150,440
     Instituto de Diagnostico SA......................................       2,928       7,550
     Inversiones Aguas Metropolitanas SA..............................   3,600,226   4,291,231
     Inversiones La Construccion SA...................................     318,205   3,852,879
*    Masisa SA........................................................  19,941,198     922,300
     Multiexport Foods SA.............................................   4,948,936   2,199,935
     Parque Arauco SA.................................................   5,633,230  14,829,285
     PAZ Corp. SA.....................................................   1,309,701   1,807,312
     Ripley Corp. SA..................................................   8,256,698   4,756,648
     Salfacorp SA.....................................................   3,102,641   2,616,222
     Sigdo Koppers SA.................................................   1,138,112   1,631,181
     SMU SA...........................................................   5,095,421     983,824
     Sociedad Matriz SAAM SA..........................................  38,243,161   3,152,044
     Socovesa SA......................................................   3,111,764   1,425,013
     SONDA SA.........................................................   3,492,868   3,741,630
     Vina Concha y Toro SA............................................   4,204,068   7,755,868
                                                                                   -----------
TOTAL CHILE...........................................................              87,542,747
                                                                                   -----------
CHINA -- (16.0%)
*    21Vianet Group, Inc., ADR........................................     515,356   4,370,219
     361 Degrees International, Ltd...................................   5,669,000   1,162,332
*    3SBio, Inc.......................................................   7,919,000  14,751,165
# *  500.com, Ltd., ADR, Class A......................................       7,522      73,264
*    51job, Inc., ADR.................................................     146,514  11,540,908
     AAG Energy Holdings, Ltd.........................................      84,601      15,221
     Agile Group Holdings, Ltd........................................     512,000     690,108
     Ajisen China Holdings, Ltd.......................................   4,017,000   1,152,288
     AKM Industrial Co., Ltd..........................................   2,590,000     396,015
*    Alibaba Pictures Group, Ltd......................................  37,380,000   6,130,946
     AMVIG Holdings, Ltd..............................................   2,508,000     646,671
#    Angang Steel Co., Ltd., Class H..................................   7,126,999   2,384,152
     Anhui Expressway Co., Ltd., Class H..............................   2,922,000   1,716,136
     Anton Oilfield Services Group....................................  11,304,000   1,120,707
     Anxin-China Holdings, Ltd........................................  16,347,000           0
*    Aowei Holdings, Ltd..............................................   1,795,000     402,811
     APT Satellite Holdings, Ltd......................................      38,000      14,541
*    Art Group Holdings, Ltd..........................................     320,000      11,563
     Asia Cement China Holdings Corp..................................   3,144,000   3,812,726
# *  Asia Television Holdings, Ltd....................................   5,268,000      26,828
*    Asian Citrus Holdings, Ltd.......................................   2,314,000      33,222
#    Ausnutria Dairy Corp., Ltd.......................................   2,578,000   3,845,108
#    AVIC International Holding HK, Ltd...............................  34,845,722     754,164
# *  AVIC International Holdings, Ltd., Class H.......................   1,918,000   1,806,848
     AviChina Industry & Technology Co., Ltd., Class H................  14,807,000   6,994,115

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
     BAIC Motor Corp., Ltd., Class H..................................  3,209,500 $ 1,990,875
     BAIOO Family Interactive, Ltd....................................  4,488,000     555,109
     Bank of Chongqing Co., Ltd., Class H.............................  2,533,500   1,488,082
     Bank of Tianjin Co., Ltd., Class H...............................     22,500      10,817
#    Bank of Zhengzhou Co., Ltd., Class H.............................    162,000      54,314
*    Baoye Group Co., Ltd., Class H...................................  1,742,000   1,139,898
# *  Baozun, Inc., Sponsored ADR......................................    268,776  11,697,132
     BBI Life Sciences Corp...........................................  1,299,000     391,262
     BBMG Corp., Class H..............................................  1,299,000     371,763
     Beijing Capital International Airport Co., Ltd., Class H.........  8,362,000   7,919,822
#    Beijing Capital Land, Ltd., Class H..............................  7,266,500   2,441,748
*    Beijing Enterprises Clean Energy Group, Ltd...................... 59,768,570     677,595
# *  Beijing Enterprises Environment Group, Ltd.......................    622,000      51,559
# *  Beijing Enterprises Medical & Health Group, Ltd.................. 23,886,000     746,903
     Beijing Enterprises Water Group, Ltd.............................  1,218,000     634,856
# *  Beijing Gas Blue Sky Holdings, Ltd............................... 15,784,000     405,999
     Beijing Jingneng Clean Energy Co., Ltd., Class H.................  8,974,000   1,590,019
#    Beijing North Star Co., Ltd., Class H............................  5,490,000   1,684,807
# *  Beijing Properties Holdings, Ltd................................. 10,632,000     323,459
     Beijing Urban Construction Design & Development Group Co., Ltd.,
       Class H........................................................  2,086,000     600,222
#    Best Pacific International Holdings, Ltd.........................  2,102,000     709,822
     BII Railway Transportation Technology Holdings Co., Ltd..........  2,636,000     178,248
     Billion Industrial Holdings, Ltd.................................     44,000      21,866
*    Bitauto Holdings, Ltd., ADR......................................    209,887   3,175,590
     Bosideng International Holdings, Ltd.............................  3,734,000   1,930,888
#    Boyaa Interactive International, Ltd.............................  2,755,000     394,263
     Brilliance China Automotive Holdings, Ltd........................  1,050,000   1,157,912
*    Brilliant Circle Holdings International, Ltd.....................    250,000      22,679
#    BYD Electronic International Co., Ltd............................  4,289,000   7,364,957
     C C Land Holdings, Ltd........................................... 14,998,015   3,385,693
*    C.banner International Holdings, Ltd.............................  3,022,000     102,205
     Cabbeen Fashion, Ltd.............................................  1,511,000     308,434
#    Canvest Environmental Protection Group Co., Ltd..................  4,545,000   1,878,594
*    Capital Environment Holdings, Ltd................................ 21,762,000     485,474
*    CAR, Inc.........................................................  5,640,000   4,602,997
     Carrianna Group Holdings Co., Ltd................................  2,031,257     207,107
*    CECEP COSTIN New Materials Group, Ltd............................  4,494,000      64,520
#    Central China Real Estate, Ltd...................................  6,489,626   2,973,214
#    Central China Securities Co., Ltd., Class H......................  5,077,000     981,686
*    Century Sunshine Group Holdings, Ltd............................. 12,390,000     328,256
*    CGN Meiya Power Holdings Co., Ltd................................  9,712,000   1,458,202
     Changshouhua Food Co., Ltd.......................................  1,673,000     672,328
#    Changyou.com, Ltd., ADR..........................................    104,951   1,003,332
#    Chaowei Power Holdings, Ltd......................................  4,429,000   1,602,585
     Cheetah Mobile, Inc., ADR........................................    215,267     833,083
# *  Chiho Environmental Group, Ltd...................................  2,108,000     132,966
#    China Aerospace International Holdings, Ltd...................... 13,806,500     765,235
     China Agri-Industries Holdings, Ltd.............................. 14,915,800   4,914,114
     China Aircraft Leasing Group Holdings, Ltd.......................  1,866,000   1,925,864
*    China All Access Holdings, Ltd...................................  6,278,000     157,375
*    China Animal Healthcare, Ltd.....................................  3,671,000     175,681
#    China Animation Characters Co., Ltd..............................  4,482,000   1,074,793
#    China Aoyuan Group, Ltd..........................................  9,391,000  12,001,039
# *  China Automobile New Retail Holdings, Ltd........................    662,000      58,426
# *  China Beidahuang Industry Group Holdings, Ltd....................  4,032,000      54,579
     China BlueChemical, Ltd., Class H................................ 12,398,000   3,017,135
*    China Chengtong Development Group, Ltd...........................  2,628,000      65,254
*    China City Infrastructure Group, Ltd.............................  1,220,000      29,783

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
     China Common Rich Renewable Energy Investments, Ltd.............. 17,084,000 $ 4,087,890
     China Communications Services Corp., Ltd., Class H............... 13,718,000   8,471,246
     China Datang Corp. Renewable Power Co., Ltd., Class H............ 14,791,000   1,543,986
*    China Daye Non-Ferrous Metals Mining, Ltd........................  7,434,000      50,108
     China Development Bank Financial Leasing Co., Ltd., Class H......    108,000      19,482
# *  China Dili Group................................................. 13,145,699   4,020,321
*    China Distance Education Holdings, Ltd., ADR.....................     42,004     294,028
     China Dongxiang Group Co., Ltd................................... 24,638,985   2,763,709
# *  China Dynamics Holdings, Ltd..................................... 11,310,000     142,710
#    China Electronics Huada Technology Co., Ltd......................  5,724,000     466,835
#    China Electronics Optics Valley Union Holding Co., Ltd........... 14,756,000     884,243
     China Energy Engineering Corp., Ltd., Class H....................    582,000      58,710
     China Everbright Greentech Ltd...................................  1,433,000     799,242
     China Everbright International, Ltd..............................  1,250,000     944,757
     China Everbright, Ltd............................................  6,406,000   9,491,151
     China Fiber Optic Network System Group, Ltd......................  9,639,999      64,587
     China Financial Services Holdings, Ltd...........................  7,270,000     417,320
     China Flavors & Fragrances Co., Ltd..............................    132,000      29,120
     China Foods, Ltd.................................................  6,630,000   2,724,866
     China Glass Holdings, Ltd........................................  4,470,000     244,982
#    China Grand Pharmaceutical and Healthcare Holdings, Ltd., Class A  5,072,000   2,906,603
*    China Greenfresh Group Co., Ltd..................................  1,419,000      54,227
# *  China Greenland Broad Greenstate Group Co., Ltd..................  5,628,000     315,984
     China Hanking Holdings, Ltd......................................  4,130,000     843,038
     China Harmony New Energy Auto Holding, Ltd.......................  5,790,000   1,992,448
*    China High Precision Automation Group, Ltd.......................  1,289,000      37,629
#    China High Speed Transmission Equipment Group Co., Ltd...........  2,578,000   1,520,020
*    China Huiyuan Juice Group, Ltd...................................  4,034,500     962,808
*    China Index Holdings, Ltd., ADR..................................    117,657     385,916
     China International Marine Containers Group Co., Ltd., Class H...  2,182,320   1,919,611
     China Lesso Group Holdings, Ltd..................................  7,652,000   7,901,568
     China Lilang, Ltd................................................  3,198,000   2,573,604
# *  China Logistics Property Holdings Co., Ltd.......................  2,529,000     983,960
# *  China Longevity Group Co., Ltd...................................  1,076,350      35,302
     China Longyuan Power Group Corp., Ltd., Class H..................  5,912,000   3,193,865
# *  China Lumena New Materials Corp.................................. 14,530,000           0
     China Machinery Engineering Corp., Class H.......................  6,377,000   2,512,395
#    China Maple Leaf Educational Systems, Ltd........................ 10,558,000   3,316,692
*    China Medical & HealthCare Group, Ltd............................     20,000         418
     China Medical System Holdings, Ltd...............................  8,837,500  11,984,741
     China Meidong Auto Holdings, Ltd.................................  2,570,000   2,558,611
     China Merchants Land, Ltd........................................ 11,084,000   1,566,740
#    China Metal Recycling Holdings, Ltd..............................  2,401,686           0
# *  China Minsheng Financial Holding Corp., Ltd......................  4,620,000      67,607
*    China Modern Dairy Holdings, Ltd.................................  5,389,000     768,209
#    China New Town Development Co., Ltd.............................. 11,720,648     236,200
*    China NT Pharma Group Co., Ltd...................................  4,238,000     229,467
# *  China Oceanwide Holdings, Ltd....................................  4,994,000     191,157
     China Oil & Gas Group, Ltd....................................... 32,858,000   1,422,942
     China Oriental Group Co., Ltd....................................  8,346,000   2,912,731
     China Overseas Grand Oceans Group, Ltd........................... 11,539,749   5,970,069
#    China Overseas Property Holdings, Ltd............................ 10,335,000   6,310,758
*    China Pioneer Pharma Holdings, Ltd...............................  3,339,000     263,850
     China Power International Development, Ltd....................... 32,901,333   6,870,930
*    China Properties Group, Ltd......................................  2,751,000     315,518
*    China Rare Earth Holdings, Ltd...................................  5,950,799     299,835
#    China Resources Medical Holdings Co., Ltd........................  4,855,000   2,785,457
*    China Ruifeng Renewable Energy Holdings, Ltd.....................  3,636,000     167,136
     China Sanjiang Fine Chemicals Co., Ltd...........................  5,357,000   1,104,618

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
     China SCE Group Holdings, Ltd.................................... 13,099,200 $ 6,002,225
# *  China Shengmu Organic Milk, Ltd.................................. 11,882,000     438,920
     China Shineway Pharmaceutical Group, Ltd.........................  2,224,200   2,140,364
*    China Silver Group, Ltd..........................................  5,924,000     669,255
     China South City Holdings, Ltd................................... 28,148,000   3,262,581
     China Starch Holdings, Ltd.......................................  7,505,000     149,089
     China State Construction Development Holdings, Ltd...............    116,000      11,971
     China State Construction International Holdings, Ltd.............  1,698,000   1,563,778
     China Sunshine Paper Holdings Co., Ltd...........................  1,732,000     249,281
     China Suntien Green Energy Corp., Ltd., Class H.................. 10,650,000   3,088,952
     China Taifeng Beddings Holdings, Ltd.............................  1,336,000           0
     China Tian Lun Gas Holdings, Ltd.................................  1,833,000   1,730,608
# *  China Tianrui Group Cement Co., Ltd..............................    149,000     128,187
     China Traditional Chinese Medicine Holdings Co., Ltd............. 14,916,000   6,660,385
     China Travel International Investment Hong Kong, Ltd............. 15,905,900   2,510,993
#    China Vast Industrial Urban Development Co., Ltd.................  1,698,000     658,500
#    China Water Affairs Group, Ltd...................................  6,198,000   4,736,797
# *  China Water Industry Group, Ltd..................................  7,716,000     476,381
     China Wood Optimization Holding, Ltd.............................  2,240,000     546,224
     China XLX Fertiliser, Ltd........................................  2,062,000     526,199
#    China Yuhua Education Corp., Ltd.................................  6,134,000   3,518,936
# *  China Yurun Food Group, Ltd......................................  8,063,000     905,729
#    China ZhengTong Auto Services Holdings, Ltd......................  7,197,000   2,151,778
     China Zhongwang Holdings, Ltd.................................... 11,693,200   4,854,568
#    Chinasoft International, Ltd..................................... 14,560,000   6,257,696
     Chongqing Machinery & Electric Co., Ltd., Class H................  5,710,000     414,688
*    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd........  1,224,000      52,914
     Chu Kong Shipping Enterprise Group Co., Ltd......................  1,366,000     227,919
     CIFI Holdings Group Co., Ltd..................................... 17,899,964  11,938,845
     CIMC Enric Holdings, Ltd.........................................  4,146,000   2,244,095
# *  CIMC-TianDa Holdings Co., Ltd....................................  9,910,000     296,076
     CITIC Dameng Holdings, Ltd.......................................  5,706,000     236,149
     CITIC Resources Holdings, Ltd.................................... 19,586,600   1,272,292
*    Citychamp Watch & Jewellery Group, Ltd........................... 11,318,000   2,454,684
     Clear Media, Ltd.................................................    456,000     209,312
# *  COFCO Meat Holdings, Ltd.........................................    558,000     199,222
# *  Cogobuy Group....................................................  4,446,000     735,856
#    Colour Life Services Group Co., Ltd..............................    778,000     440,233
#    Comba Telecom Systems Holdings, Ltd.............................. 11,261,338   2,588,608
     Concord New Energy Group, Ltd.................................... 39,644,964   1,994,059
#    Consun Pharmaceutical Group, Ltd.................................  2,823,000   1,689,794
*    Coolpad Group, Ltd............................................... 18,661,174     538,551
#    COSCO SHIPPING Development Co., Ltd., Class H.................... 16,734,000   1,874,688
#    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........  8,836,000   3,801,072
#    COSCO SHIPPING International Hong Kong Co., Ltd..................  3,963,000   1,005,406
     COSCO SHIPPING Ports, Ltd........................................ 11,248,780   8,843,672
*    Coslight Technology International Group Co., Ltd.................     72,000       9,374
#    Cosmo Lady China Holdings Co., Ltd...............................  4,552,000     671,526
#    CP Pokphand Co., Ltd............................................. 42,204,594   3,490,260
#    CPMC Holdings, Ltd...............................................  2,848,000   1,139,394
#    CRCC High-Tech Equipment Corp., Ltd., Class H....................  3,058,500     486,816
# *  CSSC Offshore and Marine Engineering Group Co., Ltd., Class H....    722,000     544,815
# *  CT Environmental Group, Ltd...................................... 18,320,000     596,175
# *  CWT International, Ltd........................................... 24,080,000     304,229
*    Cybernaut International Holdings Co., Ltd........................  3,760,000      80,954
#    Da Ming International Holdings, Ltd..............................    880,000     191,688
#    Dah Chong Hong Holdings, Ltd.....................................  6,606,856   3,014,556
#    Dalian Port PDA Co., Ltd., Class H...............................  5,140,400     649,247
     Dawnrays Pharmaceutical Holdings, Ltd............................  7,005,886   1,241,919

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
# *  DBA Telecommunication Asia Holdings, Ltd.........................    876,000 $    42,548
# *  Differ Group Holding Co., Ltd.................................... 10,964,000     664,206
     Digital China Holdings, Ltd......................................  6,175,500   3,218,410
     Dongfang Electric Corp., Ltd., Class H...........................  2,177,400   1,226,439
#    Dongjiang Environmental Co., Ltd., Class H.......................  1,254,575   1,046,760
     Dongyue Group, Ltd...............................................  7,725,000   3,618,356
#    Dynagreen Environmental Protection Group Co., Ltd., Class H......  2,924,000   1,174,120
*    Dynasty Fine Wines Group, Ltd....................................    240,000      12,671
     E-Commodities Holdings, Ltd......................................  8,448,000     403,464
#    EEKA Fashion Holdings, Ltd.......................................  1,029,000   1,077,999
     Embry Holdings, Ltd..............................................    470,000      89,732
#    Essex Bio-technology, Ltd........................................    958,000     737,284
     EVA Precision Industrial Holdings, Ltd...........................  5,080,435     408,078
*    EverChina International Holdings Co., Ltd........................ 12,045,000     338,516
*    Evergreen International Holdings, Ltd............................    123,000       6,266
*    Fang Holdings, Ltd., ADR.........................................    121,857     244,931
#    Fanhua, Inc., ADR................................................    140,570   3,545,175
#    Fantasia Holdings Group Co., Ltd................................. 12,939,000   1,958,603
     Far East Horizon, Ltd............................................ 12,557,000  11,888,254
*    First Tractor Co., Ltd., Class H.................................  2,161,176     448,651
#    Flat Glass Group Co., Ltd., Class H..............................    813,000     386,678
*    Forgame Holdings, Ltd............................................     23,400      12,892
#    Fu Shou Yuan International Group, Ltd............................  5,618,000   4,958,441
     Fufeng Group, Ltd................................................  9,779,600   4,507,247
# *  Fuguiniao Co., Ltd., Class H.....................................  1,930,000     179,184
# *  Fullshare Holdings, Ltd.......................................... 26,000,000     655,575
     Future Land Development Holdings, Ltd............................  6,610,000   6,965,726
# *  GCL New Energy Holdings, Ltd..................................... 18,764,000     608,371
# *  GCL-Poly Energy Holdings, Ltd.................................... 87,222,000   3,491,607
     Gemdale Properties & Investment Corp., Ltd....................... 27,896,000   3,229,962
     Genertec Universal Medical Group Co., Ltd........................  6,547,000   4,472,658
*    Glorious Property Holdings, Ltd.................................. 21,037,501     844,553
     Golden Eagle Retail Group, Ltd...................................  3,117,000   3,435,314
*    Golden Meditech Holdings, Ltd....................................    356,000      36,787
     Golden Throat Holdings Group Co., Ltd............................    991,500     200,579
     Golden Wheel Tiandi Holdings Co., Ltd............................    546,000      36,963
     Goldlion Holdings, Ltd...........................................  1,872,962     580,655
     Goldpac Group, Ltd...............................................  2,314,000     551,919
# *  GOME Retail Holdings, Ltd........................................ 75,249,000   6,802,175
*    Grand Baoxin Auto Group, Ltd.....................................  4,687,492     940,127
#    Greatview Aseptic Packaging Co., Ltd.............................  6,983,000   3,519,102
     Greenland Hong Kong Holdings, Ltd................................  7,060,000   2,433,764
#    Greentown China Holdings, Ltd....................................  5,068,148   4,675,849
     Greentown Service Group Co., Ltd.................................  6,138,000   6,963,990
*    Guangdong Land Holdings, Ltd.....................................  4,564,800     715,433
     Guangshen Railway Co., Ltd., Class H.............................  4,692,000   1,500,540
     Guolian Securities Co., Ltd., Class H............................  1,591,500     456,219
#    Guorui Properties, Ltd...........................................  4,697,000     903,219
*    Haichang Ocean Park Holdings, Ltd................................  6,063,000     665,172
*    Hailiang Education Group, Inc., ADR..............................     30,293   2,006,305
#    Haitian International Holdings, Ltd..............................  4,178,000   9,858,870
# *  Harbin Bank Co., Ltd., Class H...................................  1,594,000     302,789
# *  Harbin Electric Co., Ltd., Class H...............................  5,355,413   1,365,044
# *  Harmonicare Medical Holdings, Ltd................................  2,357,000     460,213
     HC Group, Inc....................................................     40,000      14,497
# *  HC Group, Inc....................................................  3,762,500   1,359,077
     Health and Happiness H&H International Holdings, Ltd.............  1,385,500   5,485,382
     Henderson Investment, Ltd........................................  2,131,000     171,213
#    Hengdeli Holdings, Ltd........................................... 14,393,399     605,884

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
# *  HengTen Networks Group, Ltd...................................... 88,028,000 $ 1,266,652
*    Hi Sun Technology China, Ltd..................................... 12,714,000   2,204,537
     Hilong Holding, Ltd..............................................  6,002,000     649,682
     Hisense Home Appliances Group Co., Ltd., Class H.................  2,469,000   2,281,323
     HKC Holdings, Ltd................................................  1,457,577   1,169,824
*    Honghua Group, Ltd............................................... 19,440,000   1,199,403
#    Honworld Group, Ltd..............................................  1,206,000     624,008
     Hopefluent Group Holdings, Ltd...................................  1,553,670     346,673
     Hopson Development Holdings, Ltd.................................  4,414,000   4,254,949
*    HOSA International, Ltd..........................................  3,700,000      25,687
*    Hua Han Health Industry Holdings, Ltd............................ 25,663,698   1,735,815
#    Hua Hong Semiconductor, Ltd......................................  2,932,000   5,895,808
     Huadian Fuxin Energy Corp., Ltd., Class H........................ 16,796,000   3,250,591
     Huadian Power International Corp., Ltd., Class H.................  3,034,000   1,136,865
     Huaneng Renewables Corp., Ltd., Class H.......................... 29,328,000  11,196,709
*    Huanxi Media Group, Ltd..........................................    370,000      67,965
     Huaxi Holdings Co., Ltd..........................................    444,000     121,593
     Huazhong In-Vehicle Holdings Co., Ltd............................  3,524,000     507,686
     Huishang Bank Corp., Ltd., Class H...............................     34,000      13,208
# *  Hydoo International Holding, Ltd.................................  1,330,000      95,003
*    iClick Interactive Asia Group, Ltd., ADR.........................     14,584      45,502
#    IMAX China Holding, Inc..........................................    857,700   1,946,900
     Inner Mongolia Yitai Coal Co., Ltd., Class H.....................    250,100     164,809
#    Inspur International, Ltd........................................    848,000     332,975
# *  Jiangnan Group, Ltd.............................................. 16,524,000     705,644
#    Jiayuan International Group, Ltd.................................  3,575,816   1,430,650
#    Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H..........    110,249      43,037
#    Jinchuan Group International Resources Co., Ltd.................. 12,519,000   1,004,268
#    Jingrui Holdings, Ltd............................................  1,806,000     632,629
# *  JinkoSolar Holding Co., Ltd., ADR................................    240,087   3,466,856
     Jinmao Hotel and Jinmao China Hotel Investments and Management,
       Ltd............................................................     19,500       9,821
     JNBY Design, Ltd.................................................  1,084,500   1,544,616
     Joy City Property, Ltd........................................... 19,050,000   2,087,034
     Ju Teng International Holdings, Ltd..............................  5,292,000   1,235,097
*    Jumei International Holding, Ltd., ADR...........................    194,749     401,183
#    Jutal Offshore Oil Services, Ltd.................................  1,158,000     100,128
     K Wah International Holdings, Ltd................................  6,677,948   3,649,290
*    Kai Yuan Holdings, Ltd........................................... 13,400,000      47,803
     Kaisa Group Holdings, Ltd........................................ 17,548,000   7,673,913
# *  Kangda International Environmental Co., Ltd......................  4,400,000     426,246
# *  Kasen International Holdings, Ltd................................  4,724,000   2,922,344
     Kinetic Mines and Energy, Ltd....................................    468,000      23,259
     Kingboard Holdings, Ltd..........................................  4,368,421  11,641,413
     Kingboard Laminates Holdings, Ltd................................  6,584,500   6,028,002
#    Kingdee International Software Group Co., Ltd.................... 14,416,200  15,796,538
# *  Kingsoft Corp., Ltd..............................................  3,926,000   9,035,455
*    Kong Sun Holdings, Ltd...........................................  1,325,000      12,827
# *  KuangChi Science, Ltd............................................  7,727,000     339,522
     KWG Group Holdings, Ltd..........................................  9,881,950   9,950,940
*    Labixiaoxin Snacks Group, Ltd....................................    503,000      21,299
     Lai Fung Holdings, Ltd...........................................    627,532     730,504
     Launch Tech Co., Ltd., Class H...................................     67,800      34,456
     Lee & Man Chemical Co., Ltd......................................  1,070,785     500,086
     Lee & Man Paper Manufacturing, Ltd...............................  8,762,000   4,872,240
     Lee's Pharmaceutical Holdings, Ltd...............................  1,699,000     907,687
     Legend Holdings Corp., Class H...................................     75,800     166,624
     Leoch International Technology, Ltd..............................  2,659,000     193,274
# *  Lexinfintech Holdings, Ltd., ADR.................................    223,021   2,529,058
     Li Ning Co., Ltd.................................................  4,131,000  14,007,474

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
*    Lianhua Supermarket Holdings Co., Ltd., Class H..................    219,400 $    39,163
*    Lifestyle China Group, Ltd.......................................  2,103,500     619,575
# *  Lifetech Scientific Corp......................................... 16,280,000   2,757,888
*    Link Motion, Inc., Sponsored ADR.................................    690,534      39,844
     Livzon Pharmaceutical Group, Inc., Class H.......................  1,021,103   2,981,961
     LK Technology Holdings, Ltd......................................    322,500      19,905
*    LongiTech Smart Energy Holding, Ltd..............................    842,000      37,549
     Lonking Holdings, Ltd............................................ 13,307,000   3,688,493
#    Luye Pharma Group, Ltd...........................................  7,411,500   5,478,204
#    LVGEM China Real Estate Investment Co., Ltd......................    600,000     215,857
#    Maanshan Iron & Steel Co., Ltd., Class H......................... 12,790,000   4,837,476
     Maoye International Holdings, Ltd................................  8,262,000     510,513
     Min Xin Holdings, Ltd............................................    922,000     399,570
*    Mingfa Group International Co., Ltd..............................  7,108,000      51,070
*    Mingyuan Medicare Development Co., Ltd...........................  6,950,000      38,227
#    Minmetals Land, Ltd.............................................. 11,162,000   1,577,272
     Minth Group, Ltd.................................................  4,297,000  15,199,257
# *  MMG, Ltd......................................................... 15,782,999   3,285,735
     MOBI Development Co., Ltd........................................    962,000     106,596
     Modern Land China Co., Ltd.......................................  5,670,800     780,867
#    Nan Hai Corp., Ltd............................................... 24,100,000     319,662
*    Nature Home Holding Co., Ltd.....................................  1,398,000     240,555
     NetDragon Websoft Holdings, Ltd..................................    800,500   1,831,915
# *  New Century Healthcare Holding Co., Ltd..........................    110,500      37,787
     New Universe Environmental Group, Ltd............................    300,000      10,511
*    New World Department Store China, Ltd............................  3,643,462     576,404
     Nexteer Automotive Group, Ltd....................................  5,576,000   5,196,941
     Nine Dragons Paper Holdings, Ltd.................................  9,104,000   7,897,393
# *  Noah Holdings, Ltd., ADR.........................................    189,282   5,733,352
# *  North Mining Shares Co., Ltd..................................... 72,110,000     146,678
#    NVC Lighting Holdings, Ltd.......................................  9,780,000   1,398,500
     O-Net Technologies Group, Ltd....................................  3,039,000   1,719,310
*    Ourgame International Holdings, Ltd..............................  1,942,000     164,915
     Overseas Chinese Town Asia Holdings, Ltd.........................  1,410,183     440,681
# *  Ozner Water International Holding, Ltd...........................  2,579,000     489,462
#    Pacific Online, Ltd..............................................  2,937,365     745,362
# *  Panda Green Energy Group, Ltd.................................... 20,162,000     575,750
     Parkson Retail Group, Ltd........................................  8,026,500     644,641
     PAX Global Technology, Ltd.......................................  5,809,000   2,538,319
     Peking University Resources Holdings Co., Ltd....................    176,000       4,839
#    Phoenix Media Investment Holdings, Ltd...........................  8,174,000     613,063
*    Phoenix New Media, Ltd., ADR.....................................    159,501     433,843
     Poly Culture Group Corp., Ltd., Class H..........................    614,100     458,092
     Poly Property Group Co., Ltd..................................... 15,724,000   5,679,625
     Pou Sheng International Holdings, Ltd............................ 14,901,806   5,625,829
#    Powerlong Real Estate Holdings, Ltd..............................  9,924,000   6,577,374
     Prosperity International Holdings HK, Ltd........................    516,800      10,174
# *  PW Medtech Group, Ltd............................................  5,103,000     805,992
*    Q Technology Group Co., Ltd......................................  2,677,000   3,549,068
     Qingdao Port International Co., Ltd., Class H....................  2,216,000   1,270,835
     Qingling Motors Co., Ltd., Class H...............................  4,508,000   1,091,936
#    Qinhuangdao Port Co., Ltd., Class H..............................  3,261,000     607,539
# *  Qinqin Foodstuffs Group Cayman Co., Ltd..........................     65,000      18,570
     Qunxing Paper Holdings Co., Ltd..................................    669,913      32,316
*    Real Gold Mining, Ltd............................................    300,500      10,086
     Red Star Macalline Group Corp., Ltd., Class H....................     24,000      19,230
#    Redco Properties Group Ltd.......................................  6,718,000   4,335,781
*    Regal International Airport Group Co., Ltd., Class H.............    750,000     494,550
*    Renren, Inc., ADR................................................     37,726      29,426

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
*    REXLot Holdings, Ltd............................................. 98,652,252 $   198,917
     Rivera Holdings, Ltd.............................................  1,382,000      86,298
     Road King Infrastructure, Ltd....................................  2,005,000   3,667,965
     Ronshine China Holdings, Ltd.....................................  2,123,000   2,369,980
     Sany Heavy Equipment International Holdings Co., Ltd.............  6,930,000   3,633,720
#    Seaspan Corp.....................................................    492,981   5,343,914
# *  Secoo Holding, Ltd., ADR.........................................     27,811     167,144
     Shandong Chenming Paper Holdings, Ltd., Class H..................  2,825,750   1,176,961
     Shandong Weigao Group Medical Polymer Co., Ltd., Class H......... 11,908,000  13,670,868
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H................  1,178,400     549,658
     Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H..  1,731,000   1,240,582
     Shanghai Haohai Biological Technology Co., Ltd., Class H.........    211,200   1,218,608
     Shanghai Industrial Holdings, Ltd................................  3,511,000   6,535,624
     Shanghai Industrial Urban Development Group, Ltd................. 16,549,000   2,065,092
     Shanghai Jin Jiang Capital Co., Ltd., Class H....................  8,798,000   1,311,363
     Shanghai Prime Machinery Co., Ltd., Class H......................  5,196,000     523,283
*    Shanghai Zendai Property, Ltd.................................... 21,220,000     170,842
#    Shengjing Bank Co., Ltd., Class H................................    156,500     105,408
     Shenguan Holdings Group, Ltd.....................................  7,048,000     265,538
     Shenzhen Expressway Co., Ltd., Class H...........................  5,082,400   6,802,785
     Shenzhen International Holdings, Ltd.............................  7,852,816  15,965,018
     Shenzhen Investment, Ltd......................................... 23,428,900   9,221,487
     Shougang Concord International Enterprises Co., Ltd.............. 50,652,000   2,386,903
     Shougang Fushan Resources Group, Ltd............................. 17,834,000   3,680,011
     Shui On Land, Ltd................................................ 26,514,643   5,335,886
# *  Shunfeng International Clean Energy, Ltd.........................  9,642,000     241,835
     Sichuan Expressway Co., Ltd., Class H............................  5,248,000   1,531,454
     Sihuan Pharmaceutical Holdings Group, Ltd........................ 25,650,000   3,360,659
*    Silver Grant International Holdings Group, Ltd...................  6,738,000   1,090,493
*    SINA Corp........................................................    118,543   4,694,303
*    Sino Oil And Gas Holdings, Ltd...................................    248,000       3,104
     Sinofert Holdings, Ltd........................................... 16,523,327   1,684,218
*    Sino-I Technology, Ltd...........................................  3,950,000      30,754
# *  Sinolink Worldwide Holdings, Ltd................................. 16,056,800   1,010,968
     Sino-Ocean Group Holding, Ltd.................................... 14,463,000   5,317,339
     Sinopec Engineering Group Co., Ltd., Class H.....................  8,942,000   5,108,174
     Sinopec Kantons Holdings, Ltd....................................  6,844,000   2,790,050
*    Sinopec Oilfield Service Corp., Class H..........................    196,000      20,971
#    Sinosoft Technology Group, Ltd...................................  5,240,599   1,080,979
     Sinotrans, Ltd., Class H......................................... 14,789,000   4,348,332
     Sinotruk Hong Kong, Ltd..........................................  4,630,500   6,997,000
     Skyfame Realty Holdings, Ltd..................................... 17,940,000   2,516,575
     Skyworth Group, Ltd.............................................. 12,917,628   3,338,068
# *  SMI Holdings Group, Ltd..........................................  6,450,413     411,591
     SOHO China, Ltd.................................................. 14,774,000   5,041,501
*    Sohu.com, Ltd., ADR..............................................    115,019   1,178,945
*    Sparkle Roll Group, Ltd..........................................  7,624,000     243,101
     Springland International Holdings, Ltd...........................  5,221,000     939,466
*    SPT Energy Group, Inc............................................  4,010,000     316,578
*    SRE Group, Ltd................................................... 33,284,346     262,590
     SSY Group, Ltd................................................... 11,747,152   9,797,018
# *  Starrise Media Holdings, Ltd.....................................  2,410,000     388,401
     Suchuang Gas Corp., Ltd..........................................    608,000     155,403
#    Sun King Power Electronics Group.................................  3,718,000     517,211
# *  Sunshine 100 China Holdings, Ltd.................................    940,000     167,800
     Symphony Holdings, Ltd...........................................  8,480,000   1,027,333
     Tang Palace China Holdings, Ltd..................................    440,000      60,544
# *  Tarena International, Inc., ADR..................................    210,794     163,597
*    Taung Gold International, Ltd.................................... 60,770,000     294,732

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
     TCL Electronics Holdings, Ltd....................................  4,905,347 $ 2,324,879
*    Tech Pro Technology Development, Ltd............................. 43,862,000      71,648
*    Technovator International, Ltd...................................  1,804,000     147,242
     Ten Pao Group Holdings, Ltd......................................  1,296,000     152,232
#    Tenfu Cayman Holdings Co., Ltd...................................    244,000     182,136
# *  Tenwow International Holdings, Ltd...............................  4,220,000      38,398
#    Texhong Textile Group, Ltd.......................................  2,043,500   2,064,524
     Tian An China Investment Co., Ltd................................  1,718,000     831,532
# *  Tian Ge Interactive Holdings, Ltd................................  2,993,000     801,392
#    Tian Shan Development Holding, Ltd...............................  1,816,000     447,141
     Tiangong International Co., Ltd..................................  2,562,000     914,845
     Tianjin Capital Environmental Protection Group Co., Ltd., Class H  2,396,000     863,856
     Tianjin Development Holdings, Ltd................................  3,654,000   1,054,410
     Tianjin Port Development Holdings, Ltd........................... 14,284,800   1,309,800
#    Tianneng Power International, Ltd................................  5,016,048   3,276,574
     Tianyun International Holdings, Ltd..............................  1,794,000     221,396
*    Tibet Water Resources, Ltd....................................... 12,716,000   2,085,991
     Time Watch Investments, Ltd......................................  1,562,000     193,504
     Tomson Group, Ltd................................................  3,091,054     738,319
     Tong Ren Tang Technologies Co., Ltd., Class H....................  3,956,000   3,938,601
#    Tongda Group Holdings, Ltd....................................... 28,690,000   2,335,010
*    Tongfang Kontafarma Holdings, Ltd................................    186,000       5,399
     Tonly Electronics Holdings, Ltd..................................    574,176     430,280
#    Top Spring International Holdings, Ltd...........................  1,539,500     315,670
# *  Tou Rong Chang Fu Group, Ltd..................................... 15,232,000     172,032
     Towngas China Co., Ltd...........................................  7,169,609   5,526,882
     TPV Technology, Ltd..............................................  5,135,964   2,512,417
#    Trigiant Group, Ltd..............................................  4,036,000     703,964
     Trony Solar Holdings Co., Ltd....................................  1,757,000           0
*    Truly International Holdings, Ltd................................  8,011,573   1,038,003
     Tsaker Chemical Group, Ltd.......................................  1,314,500     274,519
# *  Tuniu Corp., Sponsored ADR.......................................    127,591     382,773
     Uni-President China Holdings, Ltd................................  8,230,000   8,501,024
# *  United Energy Group, Ltd......................................... 40,258,900   8,149,869
# *  V1 Group, Ltd.................................................... 10,687,579     279,335
     Vinda International Holdings, Ltd................................    965,000   1,818,927
*    Vipshop Holdings, Ltd., ADR......................................    713,425   8,232,924
     Wanguo International Mining Group, Ltd...........................    486,000     119,022
     Wasion Holdings, Ltd.............................................  3,962,000   1,962,774
     Weiqiao Textile Co., Class H.....................................  2,368,500     624,212
     West China Cement, Ltd........................................... 17,224,000   2,759,873
#    Wisdom Education International Holdings Co., Ltd.................  2,848,000   1,220,890
     Wison Engineering Services Co., Ltd..............................  1,334,000     152,907
     Xiabuxiabu Catering Management China Holdings Co., Ltd...........  2,164,000   2,886,635
     Xiamen International Port Co., Ltd., Class H.....................  7,162,000   1,004,143
     Xingda International Holdings, Ltd...............................  6,754,713   1,882,480
     Xingfa Aluminium Holdings, Ltd...................................    503,000     519,778
     Xinhua Winshare Publishing and Media Co., Ltd., Class H..........  2,696,103   1,914,579
*    Xinjiang Xinxin Mining Industry Co., Ltd., Class H...............    766,598      48,349
*    Xinming China Holdings, Ltd......................................    548,000      78,903
#    Xinyi Solar Holdings, Ltd........................................ 18,377,781  10,384,108
     Xinyuan Real Estate Co., Ltd., ADR...............................    146,988     537,976
     Xtep International Holdings, Ltd.................................  7,601,439   4,413,467
# *  Xunlei, Ltd., ADR................................................    135,982     745,181
#    Yadea Group Holdings, Ltd........................................  7,648,000   1,657,718
*    Yanchang Petroleum International, Ltd............................ 29,680,000     196,599
#    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., Class H...    904,000   1,420,398
     Yashili International Holdings, Ltd..............................  5,308,000     576,888
     YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H.........    740,200   4,540,241

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES      VALUE>>
                                                                       ---------- --------------
CHINA -- (Continued)
*    Yida China Holdings, Ltd.........................................  1,148,000 $      293,203
     Yihai International Holding, Ltd.................................    200,000      1,360,148
     Yip's Chemical Holdings, Ltd.....................................  1,728,000        513,012
# *  Yiren Digital, Ltd., ADR.........................................     97,773        632,591
     Yorkey Optical International Cayman, Ltd.........................    396,000         42,443
# *  Youyuan International Holdings, Ltd..............................  2,698,070         89,523
*    YuanShengTai Dairy Farm, Ltd.....................................  6,837,000        269,778
     Yuexiu Property Co., Ltd......................................... 49,206,284     10,838,293
     Yuexiu Transport Infrastructure, Ltd.............................  5,190,018      4,791,229
     Yunnan Water Investment Co., Ltd., Class H.......................  1,281,000        284,143
     Yuzhou Properties Co., Ltd....................................... 12,976,384      5,481,507
*    YY, Inc., ADR....................................................    133,218      7,572,111
#    Zhaojin Mining Industry Co., Ltd., Class H.......................  4,695,000      5,250,782
     Zhejiang Expressway Co., Ltd., Class H...........................  7,528,000      6,164,448
     Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H.........  1,857,400        936,836
# *  Zhong An Group, Ltd.............................................. 21,932,800        659,544
#    Zhongyu Gas Holdings, Ltd........................................  1,899,306      1,840,039
#    Zhou Hei Ya International Holdings Co., Ltd......................  3,374,500      1,697,302
# *  Zhuguang Holdings Group Co., Ltd.................................  7,324,000        999,744
     Zhuhai Holdings Investment Group, Ltd............................  1,800,000        224,714
     Zhuzhou CRRC Times Electric Co., Ltd., Class H...................     24,900         92,393
                                                                                  --------------
TOTAL CHINA...........................................................             1,056,665,364
                                                                                  --------------
COLOMBIA -- (0.3%)
     Almacenes Exito SA...............................................  1,670,046      8,844,326
     Bolsa de Valores de Colombia.....................................     63,819        203,919
     Celsia SA ESP....................................................  2,172,001      2,795,327
     Cementos Argos SA................................................  1,251,077      2,824,177
*    CEMEX Latam Holdings SA..........................................  1,049,589      1,412,908
*    Constructora Conconcreto SA......................................    323,906         40,249
*    Corp. Financiera Colombiana SA...................................    298,768      2,572,237
*    Empresa de Telecomunicaciones de Bogota..........................  2,255,102        160,126
     Grupo Nutresa SA.................................................    165,142      1,252,734
     Interconexion Electrica SA ESP...................................    109,442        631,396
     Mineros SA.......................................................    115,553        114,698
     Promigas SA ESP..................................................     10,240         24,206
                                                                                  --------------
TOTAL COLOMBIA........................................................                20,876,303
                                                                                  --------------
GREECE -- (0.4%)
     Aegean Airlines SA...............................................    199,732      1,824,063
     Athens Water Supply & Sewage Co. SA..............................    149,813      1,327,301
     AUTOHELLAS SA....................................................     36,038        277,986
     Bank of Greece...................................................    140,045      2,202,646
*    Ellaktor SA......................................................    733,119      1,504,927
     Fourlis Holdings SA..............................................    267,223      1,610,023
*    GEK Terna Holding Real Estate Construction SA....................    471,898      3,577,297
     Hellenic Exchanges--Athens Stock Exchange SA.....................    423,013      2,122,401
     Holding Co. ADMIE IPTO SA........................................    398,259        948,602
*    Intracom Holdings SA.............................................    368,162        386,430
*    Intralot SA-Integrated Lottery Systems & Services................    712,830        351,729
*    LAMDA Development SA.............................................    130,536      1,039,210
*    Marfin Investment Group Holdings SA..............................  5,032,612        599,718
     Mytilineos SA....................................................    279,425      3,062,310
*    Piraeus Bank SA..................................................    751,835      2,622,273
     Piraeus Port Authority SA........................................     45,059      1,154,330
     Sarantis SA......................................................    189,016      1,670,811
     Terna Energy SA..................................................    187,478      1,528,581

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                       --------- -----------
GREECE -- (Continued)
     Thessaloniki Port Authority SA...................................       344 $    10,280
                                                                                 -----------
TOTAL GREECE..........................................................            27,820,918
                                                                                 -----------
HONG KONG -- (0.0%)
*    Leyou Technologies Holdings, Ltd................................. 1,720,000     569,179
                                                                                 -----------
HUNGARY -- (0.1%)
#    CIG Pannonia Life Insurance P.L.C., Class A......................   205,071     125,923
     Magyar Telekom Telecommunications P.L.C.......................... 2,011,957   2,999,337
# *  Opus Global Nyrt.................................................   223,244     250,282
     Richter Gedeon Nyrt..............................................   249,826   4,631,120
                                                                                 -----------
TOTAL HUNGARY.........................................................             8,006,662
                                                                                 -----------
INDIA -- (11.0%)
*    3M India, Ltd....................................................     5,245   1,664,999
*    5Paisa Capital, Ltd..............................................    23,504      55,610
     Aarti Drugs, Ltd.................................................    20,845     157,791
     Aarti Industries, Ltd............................................   394,124   4,885,462
*    Aarti Surfactants, Ltd...........................................    19,706      59,039
     Abbott India, Ltd................................................    15,291   2,524,087
*    Accelya Kale Solutions, Ltd......................................     3,300      43,985
     Adani Enterprises, Ltd...........................................   740,109   2,055,432
     Adani Gas, Ltd...................................................   303,642     628,398
*    Adani Green Energy, Ltd..........................................   516,265     650,723
*    Adani Power, Ltd................................................. 2,678,174   2,487,909
*    Adani Transmissions, Ltd.........................................   501,351   1,948,483
*    Aditya Birla Capital, Ltd........................................   396,973     459,570
*    Aditya Birla Fashion and Retail, Ltd.............................   734,082   2,202,863
     Advanced Enzyme Technologies, Ltd................................   161,345     422,088
     Aegis Logistics, Ltd.............................................   690,260   1,670,818
     Agro Tech Foods, Ltd.............................................    73,996     669,459
     Ahluwalia Contracts India, Ltd...................................    24,323     103,580
     AIA Engineering, Ltd.............................................   237,021   5,738,522
     Ajanta Pharma, Ltd...............................................   194,402   2,875,359
     Akzo Nobel India, Ltd............................................    75,281   2,234,956
     Alembic Pharmaceuticals, Ltd.....................................   451,878   3,503,104
     Alembic, Ltd.....................................................   646,465     473,882
     Alkyl Amines Chemicals...........................................    22,811     287,324
*    Allahabad Bank................................................... 3,087,963   1,150,577
     Allcargo Logistics, Ltd..........................................   446,499     653,322
     Amara Raja Batteries, Ltd........................................   266,056   2,565,827
*    Amtek Auto, Ltd..................................................   217,501       3,162
     Anant Raj, Ltd...................................................   672,753     301,713
*    Andhra Bank...................................................... 2,013,437     500,604
     Andhra Sugars, Ltd. (The)........................................    26,020      98,368
*    Anveshan Heavy Engineering, Ltd..................................    41,601     284,439
     Apar Industries, Ltd.............................................    98,378     737,703
     Apcotex Industries, Ltd..........................................     3,763       8,805
     APL Apollo Tubes, Ltd............................................    41,693     855,467
     Apollo Hospitals Enterprise, Ltd.................................   296,223   6,207,314
     Apollo Tyres, Ltd................................................ 2,096,065   5,611,875
*    Arvind Fashions, Ltd.............................................   224,643   1,433,437
     Arvind, Ltd...................................................... 1,123,214     799,550
     Asahi India Glass, Ltd...........................................   452,109   1,332,173
     Ashiana Housing, Ltd.............................................   240,932     324,947
     Ashok Leyland, Ltd............................................... 4,777,564   5,167,091
*    Ashoka Buildcon, Ltd.............................................   502,607     731,523
     Astra Microwave Products, Ltd....................................    45,929      51,247

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDIA -- (Continued)
    Astral Polytechnik, Ltd..........................................   165,627 $2,603,362
    AstraZeneca Pharma India, Ltd....................................    19,541    741,475
    Atul, Ltd........................................................    73,157  4,423,524
    Automotive Axles, Ltd............................................    38,935    528,932
    Avanti Feeds, Ltd................................................   210,094  1,340,097
*   Bajaj Consumet Care, Ltd.........................................   458,771  1,624,748
    Bajaj Electricals, Ltd...........................................   185,644    991,263
*   Bajaj Hindusthan Sugar, Ltd...................................... 2,833,384    249,737
    Bajaj Holdings & Investment, Ltd.................................   108,946  5,600,445
    Balaji Amines, Ltd...............................................    64,754    296,913
    Balkrishna Industries, Ltd.......................................   489,743  6,106,517
    Balmer Lawrie & Co., Ltd.........................................   308,856    860,251
    Balrampur Chini Mills, Ltd....................................... 1,105,938  2,538,234
    Banco Products India, Ltd........................................   152,996    251,488
    Bandhan Bank, Ltd................................................   716,696  6,184,768
*   Bank of Baroda...................................................   976,400  1,336,942
*   Bank of Maharashtra.............................................. 1,271,207    211,974
    Bannari Amman Sugars, Ltd........................................    14,297    235,517
    BASF India, Ltd..................................................    84,973  1,206,819
    Bata India, Ltd..................................................   124,458  3,164,923
    Bayer CropScience, Ltd...........................................     7,704    394,142
    BEML, Ltd........................................................    91,484  1,326,921
    Berger Paints India, Ltd.........................................   508,953  3,718,226
    Bhansali Engineering Polymers, Ltd...............................   345,140    265,606
    Bharat Forge, Ltd................................................   178,461  1,134,348
    Bharat Heavy Electricals, Ltd.................................... 1,179,435    940,797
    Bharat Rasayan, Ltd..............................................     2,566    207,569
    Bharti Airtel, Ltd...............................................       915      4,809
    Birla Corp., Ltd.................................................   156,222  1,253,574
*   Birlasoft, Ltd................................................... 1,131,802  1,067,917
    Bliss Gvs Pharma, Ltd............................................   354,023    682,933
    BLS International Services, Ltd..................................    20,214     21,455
    Blue Dart Express, Ltd...........................................    34,277  1,150,209
    Blue Star, Ltd...................................................   203,234  2,413,290
    Bodal Chemicals, Ltd.............................................   310,384    333,938
    Bombay Dyeing & Manufacturing Co., Ltd...........................   607,393    697,170
*   Borosil Glass Works, Ltd.........................................    57,864    143,519
    Brigade Enterprises, Ltd.........................................   453,459  1,318,268
    BSE, Ltd.........................................................    40,016    313,908
    Can Fin Homes, Ltd...............................................   240,769  1,336,176
*   Canara Bank......................................................   989,102  2,822,689
    Capacit'e Infraprojects, Ltd.....................................    15,657     46,755
    Caplin Point Laboratories, Ltd...................................   129,574    788,289
    Carborundum Universal, Ltd.......................................   393,186  1,778,715
    Care Ratings, Ltd................................................   161,996  1,220,812
    Castrol India, Ltd...............................................   540,366  1,150,342
    CCL Products India, Ltd..........................................   443,978  1,294,369
    Ceat, Ltd........................................................   139,736  1,998,769
    Central Depository Services India, Ltd...........................   152,861    503,250
    Century Plyboards India, Ltd.....................................   456,848  1,046,070
    Century Textiles & Industries, Ltd...............................   106,507    634,274
    Cera Sanitaryware, Ltd...........................................    32,942  1,253,019
    CESC, Ltd........................................................   604,391  6,793,677
*   CG Power and Industrial Solutions, Ltd........................... 2,641,173    539,201
    Chambal Fertilizers & Chemicals, Ltd............................. 1,058,865  2,542,183
*   Chennai Petroleum Corp., Ltd.....................................   335,772    747,314
    Chennai Super Kings Cricket, Ltd................................. 1,658,632      9,866
    Cholamandalam Investment and Finance Co., Ltd....................    59,356    254,927
    City Union Bank, Ltd............................................. 1,514,832  4,526,954

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    Cochin Shipyard, Ltd.............................................      2,138 $    11,773
*   Coffee Day Enterprises, Ltd......................................    236,430     101,687
    Coromandel International, Ltd....................................    566,009   3,799,071
*   Corp. Bank.......................................................  1,615,668     369,820
*   Cox & Kings Financial Service, Ltd...............................    263,757       2,049
    Cox & Kings, Ltd.................................................    791,270      19,495
    CRISIL, Ltd......................................................    117,175   2,415,880
    Crompton Greaves Consumer Electricals, Ltd.......................  3,162,419  11,359,638
    Cummins India, Ltd...............................................     80,679     616,788
    Cyient, Ltd......................................................    394,638   2,266,890
    DB Corp., Ltd....................................................    166,994     341,124
    DCB Bank, Ltd....................................................  1,574,983   4,002,221
    DCM Shriram, Ltd.................................................    295,410   1,530,970
    Deepak Fertilisers & Petrochemicals Corp., Ltd...................    187,415     280,766
    Deepak Nitrite, Ltd..............................................    291,386   1,402,710
    Delta Corp., Ltd.................................................    661,802   1,942,273
*   Dewan Housing Finance Corp., Ltd.................................    857,976     210,212
    DFM Foods, Ltd...................................................     40,642     141,862
    Dhampur Sugar Mills, Ltd.........................................    142,644     432,073
    Dhanuka Agritech, Ltd............................................     50,591     217,403
    Dilip Buildcon, Ltd..............................................    168,716   1,030,094
    Dish TV India, Ltd...............................................  3,416,870     605,699
    Dishman Carbogen Amcis, Ltd......................................    638,924   1,079,416
    Dixon Technologies India, Ltd....................................      4,153     175,598
    Dr Lal PathLabs, Ltd.............................................    130,301   2,823,205
*   Dynamatic Technologies, Ltd......................................      8,945     148,680
    eClerx Services, Ltd.............................................    135,492     857,045
    Edelweiss Financial Services, Ltd................................  1,367,519   1,776,784
    EID Parry India, Ltd.............................................    504,770   1,226,209
    EIH, Ltd.........................................................  1,034,213   2,435,365
    Electrosteel Castings, Ltd.......................................    702,932     133,147
    Elgi Equipments, Ltd.............................................    360,052   1,399,792
    Emami, Ltd.......................................................    116,653     537,535
    Endurance Technologies, Ltd......................................     20,319     313,304
    Engineers India, Ltd.............................................  1,179,297   2,004,297
    Entertainment Network India, Ltd.................................     67,400     248,547
*   Eris Lifesciences, Ltd...........................................     18,545     113,033
    Escorts, Ltd.....................................................    513,152   4,760,505
    Essel Propack, Ltd...............................................    160,818     254,530
    Excel Crop Care, Ltd.............................................      4,882     219,856
    Excel Industries, Ltd............................................      3,403      45,913
    Exide Industries, Ltd............................................    965,375   2,618,907
*   FDC, Ltd.........................................................    417,298   1,057,967
    Federal Bank, Ltd................................................ 10,224,242  12,069,446
*   Federal-Mogul Goetze India, Ltd..................................     82,059     637,542
    Finolex Cables, Ltd..............................................    703,474   3,825,587
    Finolex Industries, Ltd..........................................    296,857   2,544,231
    Firstsource Solutions, Ltd.......................................  1,545,250   1,068,180
*   Fortis Healthcare, Ltd...........................................  2,321,065   4,835,121
*   Future Enterprises, Ltd..........................................    834,553     294,667
    Future Lifestyle Fashions, Ltd...................................    127,375     736,542
*   Future Retail, Ltd...............................................    192,546   1,032,828
    Gabriel India, Ltd...............................................    415,189     721,588
    Galaxy Surfactants, Ltd..........................................      1,308      28,323
    Garware Technical Fibres, Ltd....................................     55,228     915,904
    Gateway Distriparks, Ltd.........................................    498,571     657,434
    Gati, Ltd........................................................     37,424      31,657
*   Gayatri Projects, Ltd............................................    297,572     542,087
    GE Power India, Ltd..............................................     18,143     191,633

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
INDIA -- (Continued)
    GE T&D India, Ltd................................................    191,494 $  555,683
*   GFL, Ltd.........................................................    178,763    211,199
    GHCL, Ltd........................................................    228,000    692,924
    GIC Housing Finance, Ltd.........................................     98,590    247,808
    Gillette India, Ltd..............................................     14,426  1,633,721
    GlaxoSmithKline Pharmaceuticals, Ltd.............................     15,766    370,619
    Glenmark Pharmaceuticals, Ltd....................................    520,956  2,318,782
*   GMR Infrastructure, Ltd.......................................... 11,542,849  3,391,306
    GOCL Corp., Ltd..................................................     46,790    180,003
    Godfrey Phillips India, Ltd......................................     91,690  1,427,112
    Godrej Agrovet, Ltd..............................................     21,886    157,286
    Godrej Industries, Ltd...........................................    426,141  2,493,281
*   Godrej Properties, Ltd...........................................    214,042  3,003,996
    Granules India, Ltd..............................................    674,954  1,188,050
    Graphite India, Ltd..............................................     52,686    211,773
    Great Eastern Shipping Co., Ltd. (The)...........................    470,650  1,986,265
    Greaves Cotton, Ltd..............................................    613,580  1,205,927
*   Greenpanel Industries, Ltd.......................................    223,561     94,085
    Greenply Industries, Ltd.........................................    223,561    504,236
    Grindwell Norton, Ltd............................................    103,306    886,578
*   GTL Infrastructure, Ltd..........................................    938,311      5,907
    Gujarat Alkalies & Chemicals, Ltd................................    173,142  1,137,185
    Gujarat Ambuja Exports, Ltd......................................    257,558    523,590
*   Gujarat Fluorochemicals, Ltd.....................................    224,424  2,094,619
    Gujarat Gas, Ltd.................................................  1,484,059  4,100,200
    Gujarat Industries Power Co., Ltd................................    310,190    314,823
    Gujarat Mineral Development Corp., Ltd...........................    747,422    667,496
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............    250,999    770,768
    Gujarat Pipavav Port, Ltd........................................  1,223,530  1,487,880
    Gujarat State Fertilizers & Chemicals, Ltd.......................    969,096  1,095,537
    Gujarat State Petronet, Ltd......................................  1,224,601  3,621,993
    Gulf Oil Lubricants India, Ltd...................................     98,950  1,228,324
*   GVK Power & Infrastructure, Ltd..................................  5,950,892    388,923
    Hatsun Agro Products, Ltd........................................     59,932    511,185
    Hatsun Agro Products, Ltd........................................      3,275     20,629
    HBL Power Systems, Ltd...........................................    627,675    149,765
*   HealthCare Global Enterprises, Ltd...............................     92,974    153,709
    HEG, Ltd.........................................................     11,644    162,024
    HeidelbergCement India, Ltd......................................    560,512  1,481,793
*   Hemisphere Properties India, Ltd.................................    216,014    507,991
    Heritage Foods, Ltd..............................................     77,941    328,954
    Hester Biosciences, Ltd..........................................     10,018    234,424
    Hexaware Technologies, Ltd.......................................    756,344  3,550,060
    HFCL, Ltd........................................................  3,600,628    899,780
    Hikal, Ltd.......................................................    329,825    555,904
    HIL, Ltd.........................................................     15,712    253,403
    Himadri Speciality Chemical, Ltd.................................    756,535    804,333
    Himatsingka Seide, Ltd...........................................    253,987    551,084
    Hinduja Global Solutions, Ltd....................................     46,310    376,807
*   Hindustan Oil Exploration Co., Ltd...............................    256,846    363,102
    Honda SIEL Power Products, Ltd...................................     16,776    277,625
    Honeywell Automation India, Ltd..................................     12,154  4,797,382
*   Hotel Leela Venture, Ltd.........................................     69,491      7,707
*   Housing Development & Infrastructure, Ltd........................  2,410,984     59,343
    HT Media, Ltd....................................................    528,258    134,915
    Huhtamaki PPL, Ltd...............................................    141,795    507,937
    ICICI Securities, Ltd............................................      2,801     12,750
    ICRA, Ltd........................................................      3,234    118,380
*   IDFC First Bank, Ltd............................................. 10,184,591  6,403,063

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    IDFC, Ltd........................................................  5,560,941 $ 2,759,857
*   IFB Industries, Ltd..............................................     63,811     699,912
*   IFCI, Ltd........................................................  5,996,452     620,667
    IIFL Finance, Ltd................................................  1,410,829   2,287,076
*   IIFL Securities, Ltd.............................................  1,410,829     581,806
    IIFL Wealth Management, Ltd......................................    201,547   3,770,726
*   IL&FS Transportation Networks, Ltd...............................    461,931      14,973
    India Cements, Ltd. (The)........................................  1,409,890   1,668,069
    India Glycols, Ltd...............................................     67,908     217,095
    India Nippon Electricals, Ltd....................................     14,955      71,633
    Indiabulls Housing Finance, Ltd..................................  1,474,130   4,251,757
*   Indiabulls Integrated Services, Ltd..............................     41,160      36,724
*   Indiabulls Real Estate, Ltd......................................  1,754,817   1,368,213
    Indiabulls Ventures, Ltd.........................................    876,407   1,240,479
    Indiabulls Ventures, Ltd.........................................    152,225      51,241
*   Indian Bank......................................................    734,341   1,376,441
    Indian Hotels Co., Ltd. (The)....................................  3,616,936   7,793,037
    Indian Hume Pipe Co., Ltd........................................     61,177     231,734
*   Indian Overseas Bank.............................................  2,984,119     451,502
    Indo Count Industries, Ltd.......................................    435,926     284,933
    Indoco Remedies, Ltd.............................................    241,341     546,739
    IndusInd Bank, Ltd...............................................    234,655   4,340,676
    INEOS Styrolution India, Ltd.....................................     29,041     274,140
    Infibeam Avenues, Ltd............................................    835,920     537,830
    Ingersoll-Rand India, Ltd........................................     78,519     725,325
*   Inox Leisure, Ltd................................................    417,544   2,144,193
*   Inox Wind, Ltd...................................................     74,001      36,132
    Insecticides India, Ltd..........................................     32,706     254,722
*   Intellect Design Arena, Ltd......................................    352,089     948,223
    Ipca Laboratories, Ltd...........................................    376,669   5,199,283
*   IRB Infrastructure Developers, Ltd...............................  1,131,314   1,244,997
    ITD Cementation India, Ltd.......................................    370,866     299,867
*   ITI, Ltd.........................................................     77,824     100,568
    J Kumar Infraprojects, Ltd.......................................    166,672     364,838
    Jagran Prakashan, Ltd............................................    750,194     597,805
    Jai Corp., Ltd...................................................    351,131     444,796
    Jain Irrigation Systems, Ltd.....................................  2,117,960     449,126
*   Jaiprakash Associates, Ltd.......................................  6,227,563     193,215
*   Jaiprakash Power Ventures, Ltd................................... 14,119,051     228,915
*   Jammu & Kashmir Bank, Ltd. (The).................................  2,013,045     940,420
    Jamna Auto Industries, Ltd.......................................    934,382     594,604
*   Jaypee Infratech, Ltd............................................    469,767       8,235
    JB Chemicals & Pharmaceuticals, Ltd..............................    199,949     962,731
    Jindal Poly Films, Ltd...........................................    115,861     359,539
    Jindal Saw, Ltd..................................................    986,494   1,233,917
*   Jindal Stainless Hisar, Ltd......................................    334,099     323,728
*   Jindal Stainless, Ltd............................................    475,544     233,215
*   Jindal Steel & Power, Ltd........................................  2,739,856   4,461,200
    JK Cement, Ltd...................................................    158,530   2,510,866
    JK Lakshmi Cement, Ltd...........................................    288,501   1,178,610
    JK Paper, Ltd....................................................    516,633     883,932
    JK Tyre & Industries, Ltd........................................    455,463     490,824
    JM Financial, Ltd................................................  1,826,773   2,006,625
    JMC Projects India, Ltd..........................................    273,093     390,497
    Johnson Controls-Hitachi Air Conditioning India, Ltd.............     63,119   1,913,361
    JSW Energy, Ltd..................................................  2,868,635   2,748,968
    JTEKT India, Ltd.................................................     94,377     123,729
    Jubilant Foodworks, Ltd..........................................    485,505  10,905,614
    Jubilant Life Sciences, Ltd......................................    503,831   3,974,811

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDIA -- (Continued)
*   Just Dial, Ltd...................................................   323,490 $2,677,359
    Jyothy Labs Ltd..................................................   834,911  2,059,776
    Kajaria Ceramics, Ltd............................................   527,284  4,161,289
    Kalpataru Power Transmission, Ltd................................   385,719  2,328,744
    Kalyani Steels, Ltd..............................................   109,183    297,600
    Kansai Nerolac Paints, Ltd.......................................   242,909  1,918,975
    Karnataka Bank, Ltd. (The)....................................... 1,373,076  1,510,227
    Karur Vysya Bank, Ltd. (The)..................................... 2,769,853  2,141,276
    Kaveri Seed Co., Ltd.............................................   208,478  1,543,576
    KCP, Ltd. (The)..................................................   269,517    257,824
    KEC International, Ltd...........................................   600,830  2,285,814
    KEI Industries, Ltd..............................................   259,199  2,154,255
*   Kesoram Industries, Ltd..........................................    78,725     64,114
    Kewal Kiran Clothing, Ltd........................................     2,328     32,503
    Kiri Industries, Ltd.............................................    74,470    433,072
    Kirloskar Brothers, Ltd..........................................   136,214    293,659
    Kirloskar Oil Engines, Ltd.......................................   257,475    627,239
    KNR Constructions, Ltd...........................................   257,784    853,837
    Kolte-Patil Developers, Ltd......................................   135,264    477,329
*   KPIT Engineering, Ltd............................................ 1,131,802  1,459,533
    KPR Mill, Ltd....................................................   106,334    972,759
    KRBL, Ltd........................................................   413,915  1,325,610
    KSB, Ltd.........................................................    40,851    402,129
    L&T Finance Holdings, Ltd........................................ 1,645,304  2,215,672
    LA Opala RG, Ltd.................................................   111,012    258,043
    Lakshmi Machine Works, Ltd.......................................    22,392  1,129,873
*   Lakshmi Vilas Bank, Ltd. (The)...................................   722,986    156,585
    Laurus Labs, Ltd.................................................   102,340    536,255
    LG Balakrishnan & Bros, Ltd......................................    50,669    223,374
    LIC Housing Finance, Ltd.........................................    75,539    441,527
    Linde India, Ltd.................................................    99,527    783,160
    LT Foods, Ltd....................................................   694,369    255,367
    Lumax Industries, Ltd............................................     7,257    130,627
    LUX Industries, Ltd..............................................    36,373    615,316
    Magma Fincorp, Ltd...............................................   387,886    293,072
    Mahanagar Gas, Ltd...............................................   201,581  2,895,249
    Maharashtra Scooters, Ltd........................................     6,559    425,435
    Maharashtra Seamless, Ltd........................................   192,487    984,524
    Mahindra & Mahindra Financial Services, Ltd......................   193,561    967,669
*   Mahindra CIE Automotive, Ltd.....................................   340,666    717,544
*   Mahindra Holidays & Resorts India, Ltd...........................   307,406    938,571
    Mahindra Lifespace Developers, Ltd...............................   151,214    883,958
    Mahindra Logistics, Ltd..........................................     9,183     49,536
    Majesco, Ltd.....................................................    92,732    558,849
    Man Infraconstruction, Ltd.......................................    30,389     11,572
    Manappuram Finance, Ltd.......................................... 3,254,033  7,788,145
    Mangalore Refinery & Petrochemicals, Ltd.........................   865,378    671,968
    Marksans Pharma, Ltd............................................. 1,386,544    293,510
    MAS Financial Services, Ltd......................................     7,968     80,182
    Mastek, Ltd......................................................    54,899    265,348
*   Max Financial Services, Ltd......................................   668,286  3,816,296
*   Max India, Ltd...................................................   947,625    966,636
    Mayur Uniquoters, Ltd............................................    95,841    297,504
    Meghmani Organics, Ltd...........................................   537,316    394,278
    Minda Corp., Ltd.................................................   173,838    244,673
    Minda Industries, Ltd............................................   255,875  1,331,391
    Mindtree, Ltd....................................................   150,804  1,514,337
    MM Forgings, Ltd.................................................     9,652     54,478
    MOIL, Ltd........................................................   434,850    850,799

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDIA -- (Continued)
    Monte Carlo Fashions, Ltd........................................     4,099 $   13,634
*   Morepen Laboratories, Ltd........................................ 1,397,628    319,943
    Motilal Oswal Financial Services, Ltd............................   180,212  1,688,458
    Mphasis, Ltd.....................................................   535,099  7,155,471
    MPS, Ltd.........................................................    36,417    301,885
    Multi Commodity Exchange of India, Ltd...........................    77,195  1,236,618
*   Music Broadcast, Ltd.............................................    24,775     10,529
*   Muthoot Capital Services, Ltd....................................    34,866    221,405
    Muthoot Finance, Ltd.............................................   674,387  6,691,153
    Narayana Hrudayalaya, Ltd........................................   179,409    681,957
    Natco Pharma, Ltd................................................   581,260  4,849,321
    National Aluminium Co., Ltd...................................... 3,401,457  2,169,607
    Nava Bharat Ventures, Ltd........................................   493,710    513,635
    Navin Fluorine International, Ltd................................   101,219  1,283,898
    Navneet Education, Ltd...........................................   669,884    970,006
    NBCC India, Ltd.................................................. 1,986,749  1,054,750
    NCC, Ltd......................................................... 3,085,488  2,512,127
    NESCO, Ltd.......................................................   174,514  1,365,462
*   Network18 Media & Investments, Ltd...............................   627,668    209,863
    Neuland Laboratories, Ltd........................................    14,795    102,496
    NIIT Technologies, Ltd...........................................    27,446    599,405
    NIIT, Ltd........................................................   437,214    605,533
    Nilkamal, Ltd....................................................    34,638    616,855
    NLC India, Ltd...................................................   343,392    282,172
    NOCIL, Ltd.......................................................   353,792    606,291
    NRB Bearings, Ltd................................................   282,048    437,374
    Nucleus Software Exports, Ltd....................................    30,339    129,718
    Oberoi Realty, Ltd...............................................   567,664  4,037,983
*   Odisha Cement, Ltd...............................................   318,094  3,629,082
    Oil India, Ltd...................................................   574,259  1,391,549
    Omaxe, Ltd.......................................................   318,490    822,686
    Orient Cement, Ltd...............................................   417,073    462,290
    Orient Electric, Ltd.............................................   307,079    856,680
    Orient Refractories, Ltd.........................................   173,321    533,221
*   Oriental Bank of Commerce........................................ 2,087,938  1,602,473
    Oriental Carbon & Chemicals, Ltd.................................    13,160    185,667
    Paisalo Digital, Ltd.............................................     9,580     62,136
    Parag Milk Foods, Ltd............................................   250,465    505,570
    PC Jeweller, Ltd................................................. 1,075,573    484,720
    Persistent Systems, Ltd..........................................   256,346  2,244,164
    Pfizer, Ltd......................................................    92,675  5,317,634
    Phillips Carbon Black, Ltd.......................................   504,004    892,199
    Phoenix Mills, Ltd. (The)........................................   355,885  3,605,117
    PI Industries, Ltd...............................................   444,832  8,918,424
    PNB Housing Finance, Ltd.........................................    89,284    673,389
    PNC Infratech, Ltd...............................................    54,727    130,165
    Poly Medicure, Ltd...............................................    57,204    164,532
    Polyplex Corp., Ltd..............................................    49,131    339,178
    Power Mech Projects, Ltd.........................................    15,464    154,146
*   Prabhat Dairy, Ltd...............................................   159,023    189,278
    Praj Industries, Ltd.............................................   644,500  1,039,804
    Prakash Industries, Ltd..........................................   358,348    258,857
    Prestige Estates Projects, Ltd...................................   784,076  3,360,843
*   Prime Focus, Ltd.................................................   140,332    132,039
    Prism Johnson, Ltd...............................................   631,808    712,706
*   Procter & Gamble Health, Ltd.....................................    47,301  3,107,133
    PSP Projects, Ltd................................................    10,898     83,853
    PTC India Financial Services, Ltd................................ 1,563,145    299,300
    PTC India, Ltd................................................... 1,719,095  1,446,410

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDIA -- (Continued)
    Puravankara, Ltd.................................................   340,385 $  313,545
    PVR, Ltd.........................................................   172,618  4,327,406
*   Quess Corp., Ltd.................................................    33,563    244,372
    Quick Heal Technologies, Ltd.....................................    61,689    114,681
    Radico Khaitan, Ltd..............................................   389,838  1,740,653
    Rain Industries Ltd..............................................   560,361    767,803
    Rajesh Exports, Ltd..............................................   242,371  2,309,323
    Rallis India, Ltd................................................   441,493  1,045,066
    Ramco Cements, Ltd. (The)........................................   418,820  4,627,682
    Ramco Industries, Ltd............................................   176,508    454,808
*   Ramco Systems, Ltd...............................................    24,225     57,479
    Ramkrishna Forgings, Ltd.........................................    74,898    308,774
    Rane Holdings, Ltd...............................................    16,346    202,607
    Rashtriya Chemicals & Fertilizers, Ltd...........................   878,078    684,391
    Ratnamani Metals & Tubes, Ltd....................................    71,509    971,254
*   RattanIndia Power, Ltd........................................... 2,714,698     59,159
    Raymond, Ltd.....................................................   198,607  1,619,727
    RBL Bank, Ltd.................................................... 1,114,402  4,854,878
    Redington India, Ltd............................................. 1,824,608  3,063,538
    Relaxo Footwears, Ltd............................................   219,298  1,698,537
    Reliance Capital, Ltd............................................   731,461    198,718
*   Reliance Communications, Ltd..................................... 2,011,024     18,462
    Reliance Home Finance, Ltd.......................................   720,711     48,713
    Reliance Infrastructure, Ltd.....................................   847,732    417,645
*   Reliance Power, Ltd.............................................. 4,062,078    191,434
    Repco Home Finance, Ltd..........................................   252,231  1,029,846
*   RP-SG Business Process Services, Ltd.............................   119,929    574,676
    Sadbhav Engineering, Ltd.........................................   525,941  1,018,596
    Sadbhav Infrastructure Project, Ltd..............................   168,293    101,243
    Sagar Cements, Ltd...............................................    15,163    129,495
*   Sanghi Industries, Ltd...........................................   343,110    222,966
    Sanofi India, Ltd................................................    43,978  4,175,201
    Saregama India, Ltd..............................................    54,353    262,442
    Sasken Technologies, Ltd.........................................    38,635    319,937
    Savita Oil Technologies, Ltd.....................................     1,482     20,832
    Schaeffler India, Ltd............................................    38,929  2,361,836
*   Schneider Electric Infrastructure, Ltd...........................    22,038     23,668
    Sequent Scientific, Ltd..........................................   220,530    236,213
*   SH Kelkar & Co., Ltd.............................................   128,058    226,468
    Shankara Building Products, Ltd..................................    23,325    112,652
    Sharda Cropchem, Ltd.............................................    97,276    378,855
*   Sheela Foam, Ltd.................................................     1,683     29,643
    Shemaroo Entertainment, Ltd......................................     6,672     17,353
    Shilpa Medicare, Ltd.............................................   123,440    501,378
*   Shipping Corp. of India, Ltd.....................................   842,726    687,158
    Shoppers Stop, Ltd...............................................    72,814    388,755
    Shriram City Union Finance, Ltd..................................    62,632  1,166,889
*   Shriram EPC, Ltd.................................................   106,141     12,139
*   Sintex Plastics Technology, Ltd.................................. 2,077,882     48,274
    Siyaram Silk Mills, Ltd..........................................    30,118    105,102
    SJVN, Ltd........................................................   733,114    253,088
    SKF India, Ltd...................................................   125,990  3,899,702
    SML ISUZU, Ltd...................................................    39,250    324,328
    Sobha, Ltd.......................................................   380,090  2,269,486
    Solar Industries India, Ltd......................................   148,671  2,211,439
    Solara Active Pharma Sciences, Ltd...............................     9,208     54,720
    Somany Ceramics, Ltd.............................................    50,658    133,345
*   Somany Home Innovation, Ltd......................................   230,605    520,033
    Sonata Software, Ltd.............................................   288,491  1,269,156

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    South Indian Bank, Ltd. (The)....................................  4,729,662 $   749,230
*   Spencer's Retail Ltd.............................................    352,311     356,582
    Srei Infrastructure Finance, Ltd.................................    529,504      77,798
    SRF, Ltd.........................................................    128,616   5,252,675
    Srikalahasthi Pipes, Ltd.........................................    120,091     303,491
*   Star Cement, Ltd.................................................    198,387     269,684
    Steel Authority of India, Ltd....................................  3,522,585   1,824,492
    Sterlite Technologies, Ltd.......................................    798,069   1,466,787
    Strides Pharma Science, Ltd......................................    360,666   1,955,059
    Subros, Ltd......................................................    120,150     431,864
    Sudarshan Chemical Industries....................................    129,298     745,622
    Sun TV Network, Ltd..............................................    306,494   2,276,678
    Sundaram Finance Holdings, Ltd...................................     54,598      53,124
    Sundaram Finance, Ltd............................................     65,203   1,472,670
    Sundaram-Clayton, Ltd............................................      6,812     201,329
    Sundram Fasteners, Ltd...........................................    458,819   3,160,793
    Sunteck Realty, Ltd..............................................    295,827   1,717,055
    Suprajit Engineering, Ltd........................................    222,187     581,130
    Supreme Industries, Ltd..........................................    302,321   4,955,699
    Supreme Petrochem, Ltd...........................................    165,945     416,185
    Surya Roshni, Ltd................................................    101,312     262,559
    Suven Life Sciences, Ltd.........................................    447,591   1,780,545
*   Suzlon Energy, Ltd............................................... 10,013,342     373,679
    Swan Energy, Ltd.................................................     76,621     111,325
    Swaraj Engines, Ltd..............................................     27,150     438,039
    Symphony, Ltd....................................................     64,529   1,185,862
*   Syndicate Bank...................................................  3,985,122   1,669,597
    Syngene International, Ltd.......................................    431,238   2,014,673
    TAKE Solutions, Ltd..............................................    353,354     559,448
    Tasty Bite Eatables, Ltd.........................................        574      80,809
    Tata Chemicals, Ltd..............................................    278,386   2,469,613
    Tata Communications, Ltd.........................................    216,014   1,073,695
    Tata Elxsi, Ltd..................................................    123,460   1,422,915
    Tata Global Beverages, Ltd.......................................  2,377,227  10,616,042
    Tata Metaliks, Ltd...............................................     77,916     677,554
    Tata Power Co., Ltd. (The).......................................  1,795,699   1,501,141
*   Tata Sponge Iron, Ltd............................................    117,210     672,077
    TCI Express, Ltd.................................................    118,099   1,289,489
*   Techno Electric & Engineering Co., Ltd...........................    248,038     931,307
    Tejas Networks, Ltd..............................................     52,773      55,235
    Texmaco Rail & Engineering, Ltd..................................    418,713     260,951
    Thermax, Ltd.....................................................    219,431   3,490,167
    Thirumalai Chemicals, Ltd........................................    307,194     351,129
    Thomas Cook India, Ltd...........................................    247,903     459,476
    Thyrocare Technologies, Ltd......................................     66,123     526,212
*   TI Financial Holdings, Ltd.......................................    529,989   3,381,142
    Tide Water Oil Co.India, Ltd.....................................      6,961     473,333
    Time Technoplast, Ltd............................................    751,341     666,939
    Timken India, Ltd................................................    161,067   2,020,949
    Tinplate Co. of India, Ltd. (The)................................    172,253     294,940
    Titagarh Wagons, Ltd.............................................      5,499       3,237
    Torrent Power, Ltd...............................................  1,202,606   4,744,497
    Tourism Finance Corp. of India, Ltd..............................     95,791     109,941
    Transport Corp. of India, Ltd....................................    242,700     990,488
    Trent, Ltd.......................................................    449,150   3,427,921
    Trident, Ltd.....................................................    639,903     556,402
    Triveni Engineering & Industries, Ltd............................    434,212     397,299
    Triveni Turbine, Ltd.............................................    426,083     615,840
    TTK Prestige, Ltd................................................     35,006   3,061,789

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Tube Investments of India, Ltd...................................    547,189 $  3,082,905
    TV Today Network, Ltd............................................    162,914      732,086
*   TV18 Broadcast, Ltd..............................................  3,725,921    1,285,481
    TVS Srichakra, Ltd...............................................     14,677      386,767
*   UCO Bank.........................................................  2,116,200      403,679
    Uflex, Ltd.......................................................    232,965      681,641
    UltraTech Cement, Ltd............................................     13,313      777,530
    Unichem Laboratories, Ltd........................................    245,041      649,381
*   Union Bank of India..............................................  2,868,448    2,312,098
    Uniply Industries, Ltd...........................................     12,215        7,234
*   Unitech, Ltd.....................................................  5,334,625       37,477
*   Usha Martin, Ltd.................................................     23,860        9,570
*   VA Tech Wabag, Ltd...............................................    201,811      562,123
    Vaibhav Global, Ltd..............................................     56,829      655,716
    Vardhman Textiles, Ltd...........................................    134,356    1,699,345
    Varun Beverages, Ltd.............................................     57,587      501,638
    Venky's India, Ltd...............................................     25,598      631,475
    Vesuvius India, Ltd..............................................      9,930      139,916
    V-Guard Industries, Ltd..........................................    982,956    3,414,358
    Vinati Organics, Ltd.............................................     78,182    2,390,786
    Vindhya Telelinks, Ltd...........................................     15,392      196,526
    VIP Industries, Ltd..............................................    321,552    2,137,227
    V-Mart Retail, Ltd...............................................     40,820    1,137,032
    Voltas, Ltd......................................................    232,681    2,309,488
    VRL Logistics, Ltd...............................................    199,211      748,409
    VST Industries, Ltd..............................................     31,480    1,707,757
    VST Tillers Tractors, Ltd........................................     13,719      253,798
    WABCO India, Ltd.................................................     28,241    2,466,759
    Welspun Corp., Ltd...............................................    595,524    1,238,954
    Welspun Enterprises, Ltd.........................................    395,274      484,043
    Welspun India, Ltd...............................................  2,261,213    1,798,592
    West Coast Paper Mills, Ltd......................................    152,997      506,328
    Wheels India, Ltd................................................      3,448       31,033
    Whirlpool of India, Ltd..........................................     76,768    2,394,891
*   Wockhardt, Ltd...................................................    169,050      690,258
    Wonderla Holidays, Ltd...........................................     80,157      317,139
    Yes Bank, Ltd....................................................    237,637      234,998
    Zee Learn, Ltd...................................................    911,672      277,259
    Zensar Technologies, Ltd.........................................    540,560    1,373,581
    Zydus Wellness, Ltd..............................................     84,095    2,020,713
                                                                                 ------------
TOTAL INDIA..........................................................             721,628,667
                                                                                 ------------
INDONESIA -- (2.7%)
    Ace Hardware Indonesia Tbk PT.................................... 34,340,100    4,132,934
    Adhi Karya Persero Tbk PT........................................ 13,495,188    1,201,658
*   Agung Podomoro Land Tbk PT....................................... 32,759,500      499,202
    AKR Corporindo Tbk PT............................................ 14,140,400    3,987,998
*   Alam Sutera Realty Tbk PT........................................ 99,801,800    1,947,252
*   Alfa Energi Investama Tbk PT.....................................    910,800      155,688
    Aneka Tambang Tbk................................................ 59,696,391    3,780,954
*   Armidian Karyatama Tbk PT........................................     90,300        1,255
    Arwana Citramulia Tbk PT......................................... 28,231,700      999,859
    Asahimas Flat Glass Tbk PT.......................................    978,600      276,991
    Astra Agro Lestari Tbk PT........................................  2,958,100    2,409,370
    Astra Graphia Tbk PT.............................................    902,800       63,320
    Astra Otoparts Tbk PT............................................  3,219,400      292,436
*   Astrindo Nusantara Infrastructure Tbk PT......................... 99,399,300      354,046
*   Asuransi Kresna Mitra Tbk PT.....................................  9,131,000      624,267
*   Bakrie Telecom Tbk PT............................................ 49,756,298      132,925

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ----------- ----------
INDONESIA -- (Continued)
*   Bank Bukopin Tbk.................................................  46,158,366 $  867,483
*   Bank Ina Perdana PT..............................................   6,723,800    392,568
    Bank Maybank Indonesia Tbk PT....................................   6,897,100    109,034
*   Bank Nationalnobu Tbk PT.........................................     715,800     44,927
*   Bank Pan Indonesia Tbk PT........................................  22,916,400  2,193,496
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............  20,550,100  2,650,491
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................  28,002,900  1,376,711
*   Bank Permata Tbk PT..............................................  22,275,902  2,117,671
    Bank Tabungan Negara Persero Tbk PT..............................   5,223,949    691,404
    Barito Pacific Tbk PT............................................  49,323,600  3,338,033
    Bekasi Fajar Industrial Estate Tbk PT............................  39,729,600    718,379
*   Berlian Laju Tanker Tbk PT.......................................  35,106,366    125,049
    BFI Finance Indonesia Tbk PT.....................................     982,300     42,329
*   Bintang Oto Global Tbk PT........................................   7,485,600    434,626
    BISI International Tbk PT........................................  13,822,400  1,308,863
    Blue Bird Tbk PT.................................................   2,396,800    390,980
*   Buana Lintas Lautan Tbk PT.......................................  10,592,700    142,640
*   Bumi Resources Tbk PT............................................  70,558,100    426,728
*   Bumi Serpong Damai Tbk PT........................................   2,208,700    222,414
*   Bumi Teknokultura Unggul Tbk PT..................................  65,924,600    394,213
*   Capital Financial Indonesia Tbk PT...............................   3,997,500    110,497
    Catur Sentosa Adiprana Tbk PT....................................   2,986,100     95,312
*   Centratama Telekomunikasi Indonesia Tbk PT.......................   1,300,300      7,222
    Ciputra Development Tbk PT.......................................  80,184,720  6,335,013
*   Citra Marga Nusaphala Persada Tbk PT.............................  12,396,802  1,674,858
*   City Retail Developments Tbk PT..................................  12,056,400    120,298
*   Clipan Finance Indonesia Tbk PT..................................   1,454,500     30,249
    Davomas Abadi Tbk PT.............................................  11,631,700          0
*   Delta Dunia Makmur Tbk PT........................................  37,490,300    869,992
    Dharma Satya Nusantara Tbk PT....................................   2,071,600     53,404
*   Eagle High Plantations Tbk PT....................................  94,092,300    817,958
    Elnusa Tbk PT....................................................  23,986,700    536,411
*   Energi Mega Persada Tbk PT.......................................   3,195,800     12,971
    Erajaya Swasembada Tbk PT........................................   9,041,400  1,132,846
*   Gajah Tunggal Tbk PT.............................................  14,542,600    662,775
*   Garuda Indonesia Persero Tbk PT..................................  30,017,149  1,261,592
*   Global Mediacom Tbk PT...........................................  56,776,300  1,512,547
*   Hanson International Tbk PT...................................... 483,480,300  3,099,588
    Harum Energy Tbk PT..............................................   6,714,400    645,691
    Hexindo Adiperkasa Tbk PT........................................     508,500    126,439
    Impack Pratama Industri Tbk PT...................................     169,800     12,520
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................   4,405,700  2,280,641
    Indika Energy Tbk PT.............................................  11,540,300  1,055,558
    Indo Tambangraya Megah Tbk PT....................................   2,739,400  2,594,130
*   Indofarma Persero Tbk PT.........................................     161,900     12,857
    Indomobil Sukses Internasional Tbk PT............................   1,854,400    186,913
    Indo-Rama Synthetics Tbk PT......................................     130,400     34,105
*   Indosat Tbk PT...................................................   6,888,700  1,628,681
    Industri dan Perdagangan Bintraco Dharma Tbk PT..................  31,691,000    509,809
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT.....................  24,021,200  2,103,484
    Inovisi Infracom Tbk PT..........................................   1,806,467          0
*   Inti Agri Resources Tbk PT.......................................  92,782,800    330,634
*   Intikeramik Alamasri Industri Tbk PT.............................  50,434,007    528,381
    Intiland Development Tbk PT......................................  65,614,332  1,495,791
    Japfa Comfeed Indonesia Tbk PT...................................  26,594,500  3,257,773
    Jaya Real Property Tbk PT........................................  15,213,300    720,692
    Kapuas Prima Coal Tbk PT.........................................  32,212,300    991,397
*   Kawasan Industri Jababeka Tbk PT................................. 142,995,157  3,279,527
    KMI Wire & Cable Tbk PT..........................................  13,723,700    557,291

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ----------- ----------
INDONESIA -- (Continued)
*   Krakatau Steel Persero Tbk PT....................................  35,261,002 $  868,728
*   Kresna Graha Investama Tbk PT....................................  81,590,300  2,905,901
    Link Net Tbk PT..................................................   6,553,000  2,053,506
*   Lippo Cikarang Tbk PT............................................  19,040,965  1,762,694
*   Lippo Karawaci Tbk PT............................................ 326,745,340  5,492,200
*   M Cash Integrasi PT..............................................   2,257,200    517,862
    Malindo Feedmill Tbk PT..........................................   9,049,200    715,532
    Matahari Department Store Tbk PT.................................  13,555,500  3,513,882
*   Medco Energi Internasional Tbk PT................................  50,402,033  2,368,010
    Media Nusantara Citra Tbk PT.....................................  35,460,700  3,320,366
*   Mega Manunggal Property Tbk PT...................................   1,096,800     25,806
    Metrodata Electronics Tbk PT.....................................   4,179,400    482,383
    Metropolitan Kentjana Tbk PT.....................................       7,900      7,956
*   Minna Padi Investama Sekuritas Tbk PT............................     143,400      7,246
    Mitra Adiperkasa Tbk PT..........................................  64,057,700  4,562,828
*   MNC Investama Tbk PT............................................. 193,556,400  1,006,045
*   MNC Land Tbk PT..................................................  18,880,000    182,876
*   MNC Sky Vision Tbk PT............................................   1,494,300    103,240
*   Modernland Realty Tbk PT.........................................  86,351,100  1,389,901
*   Multipolar Tbk PT................................................  25,019,500    153,211
    Nippon Indosari Corpindo Tbk PT..................................  19,389,489  1,836,064
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................   1,879,000  1,414,407
*   Pacific Strategic Financial Tbk PT...............................  23,535,200  1,223,981
    Pan Brothers Tbk PT..............................................  28,816,300  1,529,923
*   Panin Financial Tbk PT........................................... 136,999,200  2,830,683
    Panin Sekuritas Tbk PT...........................................      30,500      3,457
*   Paninvest Tbk PT.................................................   9,360,600    792,892
*   Pelat Timah Nusantara Tbk PT.....................................      52,300      3,708
*   Pelayaran Tamarin Samudra Tbk PT.................................  49,448,500  1,705,698
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............  25,437,900  2,448,667
*   Pool Advista Indonesia Tbk PT....................................  10,473,500  1,335,418
    PP Persero Tbk PT................................................  24,905,614  3,150,153
    PP Properti Tbk PT............................................... 140,601,500    991,390
    Puradelta Lestari Tbk PT.........................................  46,994,200  1,010,701
    Ramayana Lestari Sentosa Tbk PT..................................  24,367,600  2,030,870
*   Resource Alam Indonesia Tbk PT...................................   2,456,000     41,590
*   Rimo International Lestari Tbk PT................................ 211,251,900  1,896,053
*   Salim Ivomas Pratama Tbk PT......................................  32,073,800    803,769
    Samindo Resources Tbk PT.........................................     106,600      9,502
*   Sampoerna Agro PT................................................   5,365,800    879,782
    Sawit Sumbermas Sarana Tbk PT....................................  24,994,000  1,441,820
    Sekawan Intipratama Tbk PT.......................................   9,367,900          0
    Selamat Sempurna Tbk PT..........................................  19,432,300  2,041,465
    Semen Baturaja Persero Tbk PT....................................  20,920,900    901,920
*   Sentul City Tbk PT............................................... 184,711,000  1,538,645
*   Siloam International Hospitals Tbk PT............................   3,093,850  1,586,727
    Sinar Mas Agro Resources & Technology Tbk PT.....................   1,037,460    284,047
*   Sitara Propertindo Tbk PT........................................  38,971,700  2,012,759
    Sri Rejeki Isman Tbk PT..........................................  92,084,331  1,862,851
*   Sugih Energy Tbk PT.............................................. 100,457,800    357,832
    Summarecon Agung Tbk PT..........................................  73,283,164  5,897,690
    Surabaya Agung Industri Pulp & Kertas............................      64,500          0
    Surya Citra Media Tbk PT.........................................   8,334,600    724,078
*   Surya Esa Perkasa Tbk PT.........................................  31,797,700    693,029
    Surya Semesta Internusa Tbk PT...................................  30,961,400  1,698,482
    Suryainti Permata Tbk PT.........................................   7,252,000          0
    Tempo Scan Pacific Tbk PT........................................   1,861,700    187,658
*   Terregra Asia Energy PT..........................................   1,105,500     69,306
*   Tiga Pilar Sejahtera Food Tbk....................................  19,238,200     43,172

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
INDONESIA -- (Continued)
     Timah Tbk PT.....................................................  22,308,314 $  1,414,418
     Tiphone Mobile Indonesia Tbk PT..................................  18,325,700      438,730
     Total Bangun Persada Tbk PT......................................  10,827,100      323,767
*    Totalindo Eka Persada Tbk PT.....................................   1,398,900       58,253
     Tower Bersama Infrastructure Tbk PT..............................   3,395,100    1,529,582
*    Trada Alam Minera Tbk PT......................................... 196,662,400    1,512,146
     Trias Sentosa Tbk PT.............................................  33,232,900      913,565
     Truba Alam Manuggal Engineering PT...............................  21,316,500            0
     Tunas Baru Lampung Tbk PT........................................  20,338,300    1,361,762
     Tunas Ridean Tbk PT..............................................  11,568,200      815,782
     Ultrajaya Milk Industry & Trading Co. Tbk PT.....................  15,971,200    1,729,975
     Unggul Indah Cahaya Tbk PT.......................................      48,239       13,042
*    Visi Media Asia Tbk PT...........................................  59,935,400      345,064
     Waskita Beton Precast Tbk PT.....................................  71,152,300    1,681,998
     Waskita Karya Persero Tbk PT.....................................   6,051,100      670,067
     Wijaya Karya Beton Tbk PT........................................  26,829,800      894,299
     Wijaya Karya Persero Tbk PT......................................  22,006,707    3,103,667
                                                                                   ------------
TOTAL INDONESIA.......................................................              175,060,520
                                                                                   ------------
MALAYSIA -- (3.1%)
#    Duopharma Biotech Bhd............................................     706,703      226,516
#    7-Eleven Malaysia Holdings Bhd, Class B..........................   2,896,585      977,091
#    Aeon Co. M Bhd...................................................   3,548,000    1,407,659
#    AEON Credit Service M Bhd........................................     654,300    2,395,302
#    AFFIN Bank Bhd...................................................   1,781,764      826,724
     AirAsia Group Bhd................................................     757,500      345,847
# *  AirAsia X Bhd....................................................  19,274,700      782,483
     Ajinomoto Malaysia Bhd...........................................      62,800      238,981
#    Alliance Bank Malaysia Bhd.......................................   4,037,300    2,778,458
     Allianz Malaysia Bhd.............................................     151,800      501,470
     Amway Malaysia Holdings Bhd......................................     132,200      182,395
#    Ann Joo Resources Bhd............................................   1,131,950      302,921
     APM Automotive Holdings Bhd......................................     256,900      125,351
     ATA IMS Bhd......................................................     265,700       98,313
     Batu Kawan Bhd...................................................       5,600       20,900
*    Benalec Holdings Bhd.............................................     287,700       10,655
# *  Berjaya Assets Bhd...............................................   3,662,800      258,407
# *  Berjaya Corp. Bhd................................................  22,796,227    1,307,920
     Berjaya Food Bhd.................................................     393,300      140,118
*    Berjaya Land Bhd.................................................   4,424,500      211,350
     Berjaya Sports Toto Bhd..........................................   4,207,967    2,667,081
*    Bermaz Auto Bhd..................................................   4,850,700    2,644,983
     BIMB Holdings Bhd................................................     869,908      884,502
     Bintulu Port Holdings Bhd........................................      25,900       24,656
# *  Borneo Oil Bhd...................................................   6,671,999       71,512
     Boustead Holdings Bhd............................................   2,775,328      663,420
     Boustead Plantations Bhd.........................................   3,392,899      492,395
#    British American Tobacco Malaysia Bhd............................     164,000      738,321
*    Bumi Armada Bhd..................................................  17,512,700    1,881,376
     Bursa Malaysia Bhd...............................................   4,666,600    6,751,653
#    CAB Cakaran Corp. Bhd............................................   2,240,500      258,967
     Cahya Mata Sarawak Bhd...........................................   4,007,300    2,317,949
     Can-One Bhd......................................................     375,700      296,278
     Carlsberg Brewery Malaysia Bhd, Class B..........................     988,000    6,557,979
     Carotech Bhd.....................................................     230,650            0
#    CB Industrial Product Holding Bhd................................   2,153,840      411,999
     Chin Teck Plantations BHD........................................      33,000       49,956
     CJ Century Logistics Holdings Bhd, Class B.......................   1,140,500      100,877
*    Coastal Contracts Bhd............................................   1,454,066      396,346

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
MALAYSIA -- (Continued)
     Comfort Glove Bhd................................................    772,600 $  143,131
     CSC Steel Holdings Bhd...........................................    875,500    206,318
#    Cypark Resources Bhd.............................................  1,786,650    597,796
     D&O Green Technologies Bhd.......................................  4,297,400    769,416
     Dagang NeXchange Bhd.............................................  8,606,100    574,972
#    Datasonic Group Bhd..............................................  4,302,600  1,171,095
*    Dayang Enterprise Holdings Bhd...................................  2,575,796  1,198,492
     DRB-Hicom Bhd....................................................  5,682,900  3,434,845
     Dutch Lady Milk Industries Bhd...................................    127,800  1,777,635
     Eastern & Oriental Bhd...........................................  6,188,607    962,003
# *  Eco World Development Group Bhd..................................  6,961,700  1,081,830
# *  Eco World International Bhd......................................    872,100    154,301
     Ekovest BHD......................................................  8,038,650  1,467,022
     Engtex Group Bhd.................................................    448,700     64,915
     Evergreen Fibreboard Bhd.........................................  3,218,850    234,310
     FAR East Holdings BHD............................................    258,300    164,015
*    FGV Holdings Bhd................................................. 10,147,800  2,666,325
#    Frontken Corp. Bhd...............................................  3,149,700  1,434,981
     Gabungan AQRS Bhd................................................  2,318,410    713,956
     Gadang Holdings Bhd..............................................  3,218,800    527,213
#    Gas Malaysia Bhd.................................................  1,194,900    800,214
     George Kent Malaysia Bhd.........................................  2,042,800    502,377
     Globetronics Technology Bhd......................................  3,874,772  1,916,344
     Glomac Bhd.......................................................  2,613,160    225,143
     Golden Plus Holding Bhd..........................................    216,000          0
     Guan Chong Bhd...................................................    497,600    582,250
#    GuocoLand Malaysia Bhd...........................................  1,578,400    251,035
     Hai-O Enterprise Bhd.............................................  1,347,620    754,055
     HAP Seng Consolidated Bhd........................................  1,152,140  2,751,469
     Hap Seng Plantations Holdings Bhd................................  1,048,700    366,864
     Heineken Malaysia Bhd............................................    847,800  5,178,833
# *  Hengyuan Refining Co. Bhd........................................    742,700    760,265
     HeveaBoard Bhd...................................................  2,743,500    363,570
     Hiap Teck Venture Bhd............................................  6,301,000    300,631
*    Hibiscus Petroleum Bhd...........................................  6,121,500  1,374,700
     Hock Seng LEE Bhd................................................  1,072,108    341,509
     Hong Leong Industries Bhd........................................    614,100  1,586,285
# *  HSS Engineers Bhd................................................    351,600     68,038
     Hup Seng Industries Bhd..........................................  1,433,633    313,914
     I-Bhd............................................................    650,900     35,798
     IGB Bhd..........................................................    628,365    413,076
#    IJM Plantations Bhd..............................................  1,456,300    533,006
     Inari Amertron Bhd...............................................  7,612,545  3,578,466
     Inch Kenneth Kajang Rubber P.L.C.................................    670,100     95,762
     Insas Bhd........................................................  3,668,681    749,589
*    Iris Corp. Bhd................................................... 11,531,400    400,145
# *  Iskandar Waterfront City Bhd.....................................  3,508,100    724,354
# *  JAKS Resources Bhd...............................................  2,787,100    705,459
#    Jaya Tiasa Holdings Bhd..........................................  3,127,127    403,764
*    JCY International Bhd............................................  3,776,100    193,766
     JHM Consolidation Bhd............................................  1,456,900    462,324
     Karex Bhd........................................................    774,649     84,112
     Keck Seng Malaysia Bhd...........................................    686,650    731,850
     Kenanga Investment Bank Bhd......................................  1,542,360    176,909
     Kerjaya Prospek Group Bhd........................................  2,135,480    678,829
     Kim Loong Resources Bhd..........................................  1,032,880    286,663
#    Kimlun Corp. Bhd.................................................    760,653    225,281
*    KNM Group Bhd.................................................... 13,951,980  1,514,090
     Kossan Rubber Industries.........................................  4,795,600  4,759,513

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
MALAYSIA -- (Continued)
     KPJ Healthcare Bhd............................................... 15,778,200 $3,471,831
# *  Kretam Holdings Bhd..............................................  4,653,800    407,576
# *  KSL Holdings Bhd.................................................  3,064,118    564,486
     Kumpulan Fima BHD................................................    826,650    316,481
     Kumpulan Perangsang Selangor Bhd.................................    914,346    157,476
     Land & General Bhd............................................... 15,164,960    525,633
*    Landmarks Bhd....................................................  1,645,300    185,106
     LBS Bina Group Bhd...............................................  4,719,980    558,588
     Lii Hen Industries Bhd...........................................    807,700    590,600
     Lingkaran Trans Kota Holdings Bhd................................  1,104,900  1,219,397
*    Lion Industries Corp. Bhd........................................    460,600     42,319
     Lotte Chemical Titan Holding Bhd.................................    226,600    134,373
     LPI Capital Bhd..................................................    353,024  1,290,654
     Magni-Tech Industries Bhd........................................  1,227,733    746,112
#    Magnum Bhd.......................................................  4,919,300  3,293,899
#    Mah Sing Group Bhd...............................................  9,625,887  1,749,801
     Malakoff Corp. Bhd...............................................  7,240,800  1,480,929
#    Malayan Flour Mills Bhd..........................................  3,141,675    528,638
*    Malayan United Industries Bhd....................................  2,568,600    122,757
#    Malaysia Building Society Bhd....................................  8,109,083  1,696,740
*    Malaysia Marine and Heavy Engineering Holdings Bhd...............  1,302,000    267,820
*    Malaysian Bulk Carriers Bhd......................................  2,579,600    406,675
     Malaysian Pacific Industries Bhd.................................    657,713  1,684,310
#    Malaysian Resources Corp. Bhd.................................... 11,358,398  2,008,038
     Malton Bhd.......................................................  1,964,100    232,452
#    Matrix Concepts Holdings Bhd.....................................  2,912,658  1,316,851
     MBM Resources BHD................................................  1,189,396  1,168,138
#    Media Chinese International, Ltd.................................  4,708,500    191,476
*    Media Prima Bhd..................................................  5,305,603    462,655
     Mega First Corp. Bhd.............................................  1,223,400  1,293,547
     Mitrajaya Holdings Bhd...........................................    810,438     54,242
#    MKH Bhd..........................................................  2,267,334    688,380
#    MMC Corp. Bhd....................................................  3,917,800    945,047
# *  MNRB Holdings Bhd................................................  2,685,320    737,712
# *  MPHB Capital Bhd.................................................  1,429,100    365,542
     Muda Holdings Bhd................................................    520,200    195,082
*    Mudajaya Group Bhd...............................................  2,326,523    199,858
     Muhibbah Engineering M Bhd.......................................  2,493,150  1,423,223
*    Mulpha International Bhd.........................................  1,254,030    596,745
     My EG Services Bhd............................................... 12,365,600  3,366,630
# *  Naim Holdings Bhd................................................  1,016,250    245,079
     Nikko Electronics Bhd............................................     36,600          0
     NTPM Holdings Bhd................................................    640,000     76,523
*    OCK Group Bhd....................................................  1,947,200    290,106
     Oriental Holdings BHD............................................    624,600    971,366
#    OSK Holdings Bhd.................................................  8,092,155  1,847,949
     Padini Holdings Bhd..............................................  2,799,200  2,458,361
     Panasonic Manufacturing Malaysia Bhd.............................    136,384  1,230,032
     Pantech Group Holdings Bhd.......................................  2,356,663    281,713
     Paramount Corp. Bhd..............................................  1,077,755    324,703
*    Pentamaster Corp. Bhd............................................  1,680,210  1,849,189
     Petron Malaysia Refining & Marketing Bhd.........................    506,800    613,104
#    PIE Industrial Bhd...............................................  1,132,800    367,935
#    Pos Malaysia Bhd.................................................  2,759,700  1,014,728
     QL Resources Bhd.................................................  2,197,259  3,821,032
#    Ranhill Holdings Bhd.............................................  1,748,360    530,522
     RGB International Bhd............................................  2,549,714    112,623
*    Rimbunan Sawit Bhd...............................................  2,360,300     75,980
*    Salcon Bhd.......................................................  3,724,774    221,800

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
MALAYSIA -- (Continued)
     Sam Engineering & Equipment M Bhd................................    175,200 $    335,107
     Sapura Energy Bhd................................................ 31,427,500    1,989,879
     Sarawak Oil Palms Bhd............................................  1,033,504      581,275
#    Scientex Bhd.....................................................  1,595,624    3,515,398
#    SEG International BHD............................................    145,885       22,166
     Selangor Dredging Bhd............................................    105,100       15,457
     Serba Dinamik Holdings Bhd.......................................  1,505,100    1,500,761
#    Shangri-La Hotels Malaysia Bhd...................................    426,800      510,959
     SHL Consolidated Bhd.............................................     70,800       38,823
#    Sime Darby Property Bhd..........................................  1,638,000      284,018
     SKP Resources Bhd................................................  5,288,300    1,580,462
     SP Setia Bhd Group...............................................  1,143,800      330,843
     Star Media Group Bhd.............................................  1,660,900      190,392
*    Sumatec Resources Bhd............................................  6,536,100        7,843
     Sunway Construction Group Bhd....................................  2,590,236    1,206,428
#    Supermax Corp. Bhd...............................................  6,275,100    2,203,342
     Suria Capital Holdings Bhd.......................................    839,760      281,131
     Syarikat Takaful Malaysia Keluarga Bhd...........................  1,876,900    2,823,923
#    Ta Ann Holdings Bhd..............................................  1,652,289      943,984
     TA Enterprise Bhd................................................  8,504,200    1,240,903
     TA Global Bhd....................................................  8,309,740      467,537
#    Taliworks Corp. Bhd..............................................  3,520,716      766,057
     Tambun Indah Land Bhd............................................  1,067,900      191,584
     Tan Chong Motor Holdings Bhd.....................................  1,299,200      416,111
*    TDM Bhd..........................................................  1,961,120       81,935
     Thong Guan Industries Bhd........................................    195,900      135,781
     TIME dotCom Bhd..................................................  1,949,088    4,252,810
*    Tiong NAM Logistics Holdings.....................................  1,282,116      146,979
#    TMC Life Sciences Bhd............................................  1,464,600      232,834
     Tropicana Corp. Bhd..............................................  4,089,107      807,134
#    TSH Resources Bhd................................................  3,949,300      848,209
#    Tune Protect Group Bhd...........................................  3,918,100      561,689
#    Uchi Technologies Bhd............................................  1,751,900    1,156,521
     UEM Edgenta Bhd..................................................  2,149,600    1,640,876
*    UEM Sunrise Bhd.................................................. 11,789,000    1,929,525
#    UMW Holdings Bhd.................................................  1,042,800    1,104,911
#    United Malacca Bhd...............................................    466,350      569,289
     United Plantations Bhd...........................................    432,400    2,582,263
     UOA Development Bhd..............................................  5,551,200    2,654,463
*    Velesto Energy Bhd............................................... 24,155,808    2,048,697
     ViTrox Corp. Bhd.................................................    807,900    1,493,597
*    Vivocom International Holdings Bhd............................... 11,667,833       41,885
# *  Vizione Holdings Bhd.............................................    938,828      190,598
     VS Industry Bhd..................................................  7,533,337    2,518,475
*    Wah Seong Corp. Bhd..............................................  2,025,569      537,610
*    WCE Holdings Bhd.................................................    758,500       55,302
*    WCT Holdings Bhd.................................................  7,093,654    1,518,672
#    Wellcall Holdings Bhd............................................  2,990,700      817,020
     WTK Holdings Bhd.................................................  2,082,300      238,578
     Yinson Holdings Bhd..............................................  3,067,700    5,066,699
# *  YNH Property Bhd.................................................  3,325,216    2,051,537
     YTL Corp. Bhd....................................................    103,610       21,544
     YTL Power International Bhd......................................    670,600      109,977
                                                                                  ------------
TOTAL MALAYSIA........................................................             204,764,291
                                                                                  ------------
MEXICO -- (3.1%)
#    ALEATICA S.A.B. de C.V...........................................    228,600      237,673
     Alpek S.A.B. de C.V..............................................  3,363,480    3,635,108
# *  Alsea S.A.B. de C.V..............................................  4,593,827   12,226,961

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                        SHARES     VALUE>>
                                                                       --------- -----------
MEXICO -- (Continued)
# *  Axtel S.A.B. de C.V.............................................. 8,276,274 $ 1,243,388
     Banco del Bajio SA............................................... 4,074,818   6,583,596
     Becle S.A.B. de C.V..............................................    99,978     172,187
*    Bio Pappel S.A.B. de C.V.........................................   309,925     360,893
     Bolsa Mexicana de Valores S.A.B. de C.V.......................... 3,582,254   7,841,796
*    CMR S.A.B. de C.V................................................     1,323         239
     Consorcio ARA S.A.B. de C.V...................................... 7,897,782   1,482,130
*    Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR...........   288,296   3,125,129
# *  Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A....... 2,046,089   2,214,518
*    Corp.Interamericana de Entretenimiento S.A.B. de C.V., Class B...   960,372     727,649
     Corp. Actinver S.A.B. de C.V.....................................   198,770     120,121
     Corp. Inmobiliaria Vesta S.A.B. de C.V........................... 5,824,334   9,806,887
     Corp. Moctezuma S.A.B. de C.V....................................   875,200   2,570,799
     Corporativo Fragua S.A.B. de C.V.................................         3          36
     Corporativo GBM S.A.B. de C.V....................................    22,477      10,458
     Corpovael S.A. de C.V............................................    73,341      34,390
     Credito Real S.A.B. de C.V. SOFOM ER............................. 1,879,321   2,327,109
     Cydsa S.A.B. de C.V..............................................    10,875      14,699
# *  Elementia S.A.B. de C.V..........................................   642,287     293,823
# *  Empresas ICA S.A.B. de C.V....................................... 3,768,186      19,783
*    Financiera Independencia S.A.B. de C.V. SOFOM ENR................     6,374         779
# *  Genomma Lab Internacional S.A.B. de C.V., Class B................ 7,053,134   7,461,403
     Gentera S.A.B. de C.V............................................ 8,282,754   8,180,923
     Gruma S.A.B. de C.V., Class B....................................    20,956     219,283
# *  Grupo Aeromexico S.A.B. de C.V................................... 2,242,023   1,737,767
     Grupo Aeroportuario del Centro Norte S.A.B. de C.V............... 3,075,478  21,342,009
     Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........    98,843   1,036,036
#    Grupo Cementos de Chihuahua S.A.B. de C.V........................ 1,413,821   7,872,241
     Grupo Comercial Chedraui S.A. de C.V............................. 2,796,306   3,914,668
# *  Grupo Famsa S.A.B. de C.V., Class A.............................. 1,511,552     425,103
# *  Grupo GICSA SAB de CV............................................ 2,528,781     661,231
     Grupo Herdez S.A.B. de C.V....................................... 1,959,949   3,992,951
*    Grupo Hotelero Santa Fe S.A.B. de C.V............................   585,676     166,540
     Grupo Industrial Saltillo S.A.B. de C.V.......................... 1,098,605   1,369,508
     Grupo KUO S.A.B. de C.V., Class B................................   758,658   1,962,064
#    Grupo Lala S.A.B. de C.V......................................... 1,449,519   1,426,423
*    Grupo Pochteca S.A.B. de C.V.....................................   561,552     202,592
# *  Grupo Posadas S.A.B. de C.V......................................   198,900     392,909
*    Grupo Qumma S.A. de C.V., Class B................................   105,334           0
#    Grupo Rotoplas S.A.B. de C.V.....................................   902,602     845,053
     Grupo Sanborns S.A.B. de C.V.....................................   905,924   1,083,162
# *  Grupo Simec S.A.B. de C.V., Class B.............................. 1,130,398   3,555,173
*    Grupo Sports World S.A.B. de C.V.................................   583,706     543,152
*    Grupo Traxion S.A.B. de C.V......................................   317,143     226,690
# *  Hoteles City Express S.A.B. de C.V............................... 2,707,108   2,329,043
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR.................    28,711   1,545,800
     Industrias Bachoco S.A.B. de C.V., Class B....................... 1,384,519   6,224,272
# *  Industrias CH S.A.B. de C.V., Class B............................ 1,873,154   8,078,229
# *  La Comer S.A.B. de C.V........................................... 4,427,936   5,987,088
     Megacable Holdings S.A.B. de C.V................................. 2,886,613  11,850,172
*    Minera Frisco S.A.B. de C.V...................................... 1,321,757     283,776
*    Minera Frisco S.A.B. de C.V., Class A1........................... 2,242,920     474,550
#    Nemak S.A.B. de C.V.............................................. 5,299,612   2,259,081
     Organizacion Cultiba S.A.B. de C.V............................... 1,205,623     735,476
     Organizacion Soriana S.A.B. de C.V., Class B.....................   323,319     416,156
     Promotora y Operadora de Infraestructura S.A.B. de C.V........... 1,067,217   9,865,786
     Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L.    25,763     166,070
     Qualitas Controladora S.A.B. de C.V.............................. 1,730,616   7,484,207
#    Regional S.A.B. de C.V........................................... 1,837,755   9,784,673

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
MEXICO -- (Continued)
# *  Telesites S.A.B. de C.V.......................................... 10,333,199 $  6,709,207
#    TV Azteca S.A.B. de C.V.......................................... 10,773,360      464,840
#    Unifin Financiera S.A.B. de C.V..................................    660,150    1,122,185
     Vitro S.A.B. de C.V., Class A....................................    946,504    2,088,690
                                                                                  ------------
TOTAL MEXICO..........................................................             201,536,333
                                                                                  ------------
PHILIPPINES -- (1.4%)
     8990 Holdings, Inc...............................................  3,325,600      982,894
     A Soriano Corp...................................................  3,282,911      445,587
*    AC Energy Philippines, Inc....................................... 12,199,000      670,411
     ACR Mining Corp..................................................     48,205        3,188
*    AgriNurture, Inc.................................................  1,969,700      519,295
     Alliance Global Group, Inc.......................................  3,563,800      805,316
     Alsons Consolidated Resources, Inc...............................  7,226,000      183,748
*    Altus San Nicolas Corp...........................................    292,536       29,862
*    Apex Mining Co., Inc............................................. 10,607,000      236,443
*    Atlas Consolidated Mining & Development Corp.....................  6,148,000      308,188
     Belle Corp....................................................... 29,030,400    1,138,160
     Bloomberry Resorts Corp.......................................... 20,131,100    3,960,987
     Cebu Air, Inc....................................................  1,557,030    2,832,469
     Cebu Holdings, Inc...............................................  3,294,900      395,805
*    CEMEX Holdings Philippines, Inc.................................. 10,620,600      525,293
     Century Pacific Food, Inc........................................  6,083,700    1,795,517
     Century Properties Group, Inc.................................... 23,171,151      273,407
     Chelsea Logistics and Infrastructure Holdings Corp...............    364,500       47,984
     China Banking Corp...............................................  2,902,228    1,441,289
     China Lotsynergy Holdings Ltd....................................  4,990,000      353,830
     Cirtek Holdings Philippines Corp.................................    339,200       58,167
     COL Financial Group, Inc.........................................     92,200       32,713
     Cosco Capital, Inc............................................... 16,421,200    2,233,465
     D&L Industries, Inc.............................................. 18,661,800    3,136,727
     DMCI Holdings, Inc...............................................  3,352,600      541,652
*    DoubleDragon Properties Corp.....................................  4,438,390    1,770,178
     Eagle Cement Corp................................................    557,300      170,207
*    East West Banking Corp...........................................  4,524,900    1,121,433
     EEI Corp.........................................................  3,141,200      634,245
*    Emperador, Inc...................................................  7,452,400    1,027,984
*    Empire East Land Holdings, Inc...................................  9,665,000       93,351
     Filinvest Development Corp.......................................  3,592,622      936,030
     Filinvest Land, Inc.............................................. 82,569,577    2,601,354
     First Gen Corp...................................................  9,417,100    4,600,199
     First Philippine Holdings Corp...................................  2,039,950    3,171,661
*    Global Ferronickel Holdings, Inc................................. 13,305,294      492,590
*    Global-Estate Resorts, Inc.......................................  2,410,000       60,322
*    Holcim Philippines, Inc..........................................  1,966,100      564,755
     Integrated Micro-Electronics, Inc................................  3,915,614      610,208
*    Leisure & Resorts World Corp.....................................  2,134,640      128,760
*    Lepanto Consolidated Mining Co................................... 25,355,454       53,419
     Lopez Holdings Corp.............................................. 17,214,000    1,462,993
     MacroAsia Corp...................................................  3,625,560    1,471,412
     Manila Water Co., Inc............................................  8,990,300    3,515,154
     Max's Group, Inc.................................................  2,604,800      679,374
*    Megawide Construction Corp.......................................  5,436,708    1,895,112
     METRO PACIFIC Corp. COM..........................................  1,827,193            0
     Metro Retail Stores Group, Inc...................................  5,654,900      270,712
     Nickel Asia Corp................................................. 16,192,600    1,278,422
     Pepsi-Cola Products Philippines, Inc.............................  9,539,900      319,226
     Petron Corp...................................................... 15,485,800    1,528,366
*    Philex Mining Corp...............................................  5,473,700      381,117

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
PHILIPPINES -- (Continued)
*    Philippine National Bank.........................................  2,879,626 $ 2,547,183
*    Philippine National Construction Corp............................    173,000       3,133
     Philippine Savings Bank..........................................    472,677     536,590
     Philippine Seven Corp............................................      6,350      18,646
     Philippine Stock Exchange, Inc. (The)............................    121,592     419,278
     Philippine Townships, Inc........................................    318,732           0
     Philtown Properties, Inc.........................................    111,562           0
     Phoenix Petroleum Philippines, Inc...............................  2,243,580     486,211
     Pilipinas Shell Petroleum Corp...................................  1,522,990   1,020,256
     Premium Leisure Corp............................................. 42,219,000     557,076
     Puregold Price Club, Inc.........................................  4,736,000   3,809,399
*    PXP Energy Corp..................................................  4,845,600   1,223,999
     RFM Corp.........................................................  8,840,668     938,460
     Rizal Commercial Banking Corp....................................  3,774,552   1,910,661
     Robinsons Land Corp.............................................. 15,193,851   7,614,826
     Robinsons Retail Holdings, Inc...................................  2,272,860   3,398,168
     San Miguel Food and Beverage, Inc................................    944,920   1,713,777
     Security Bank Corp...............................................    115,670     453,840
     Semirara Mining & Power Corp.....................................  4,120,600   1,895,997
     Shakey's Pizza Asia Ventures, Inc................................    274,900      62,240
     SSI Group, Inc...................................................  8,093,000     411,353
     STI Education Systems Holdings, Inc.............................. 19,394,000     259,874
*    Top Frontier Investment Holdings, Inc............................      2,580      11,715
     Union Bank Of Philippines........................................  1,467,341   1,738,897
     Vista Land & Lifescapes, Inc..................................... 38,588,300   5,846,971
     Vistamalls, Inc..................................................    589,600      64,864
     Wilcon Depot, Inc................................................  7,032,300   2,286,212
                                                                                  -----------
TOTAL PHILIPPINES.....................................................             93,020,607
                                                                                  -----------
POLAND -- (1.1%)
*    AB SA............................................................      2,202      11,567
     Agora SA.........................................................    272,784     721,717
*    Alior Bank SA....................................................    278,775   1,969,541
     Alumetal SA......................................................      7,000      63,817
     Amica SA.........................................................     22,493     687,739
     Apator SA........................................................     69,995     388,617
     Asseco Poland SA.................................................    623,807   8,387,965
     Bank Handlowy w Warszawie SA.....................................      6,399      85,439
*    Bank Ochrony Srodowiska SA.......................................     39,255      71,742
*    Bioton SA........................................................    408,826     454,238
*    Boryszew SA......................................................    606,200     682,642
#    Budimex SA.......................................................     89,116   3,077,716
#    CCC SA...........................................................     56,300   1,644,788
# *  Ciech SA.........................................................    222,135   1,886,092
     Cognor SA........................................................     53,176      21,216
     ComArch SA.......................................................     11,396     524,013
     Develia SA.......................................................  1,554,787     996,820
     Dom Development SA...............................................      8,751     194,262
     Echo Investment SA...............................................    151,959     174,993
*    Enea SA..........................................................  1,468,467   3,245,024
# *  Energa SA........................................................  1,151,286   1,854,253
#    Eurocash SA......................................................    615,216   3,530,096
*    Fabryki Mebli Forte SA...........................................    120,485     811,167
#    Famur SA.........................................................  1,143,980   1,084,025
     Firma Oponiarska Debica SA.......................................     25,601     535,919
# *  Getin Noble Bank SA..............................................  2,585,838     202,316
     Globe Trade Centre SA............................................    487,626   1,206,898
*    Grupa Azoty SA...................................................     91,605     841,812
*    Grupa Azoty Zaklady Chemiczne Police SA..........................     76,751     269,211

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
POLAND -- (Continued)
#    Grupa Kety SA....................................................     74,861 $ 6,007,112
     Inter Cars SA....................................................     41,114   2,092,279
#    Jastrzebska Spolka Weglowa SA....................................    177,684     902,834
     Kernel Holding SA................................................    392,569   4,363,975
#    KRUK SA..........................................................    132,292   5,030,595
*    Lentex SA........................................................    116,123     223,061
#    Lubelski Wegiel Bogdanka SA......................................     75,558     716,245
*    Netia SA.........................................................    903,276   1,088,261
#    Neuca SA.........................................................      6,806     642,024
     NEWAG SA.........................................................        522       2,529
*    Orange Polska SA.................................................  4,151,458   6,802,227
     PKP Cargo SA.....................................................    159,033     999,599
*    Polnord SA.......................................................    257,729     204,442
*    Rafako SA........................................................     91,386      24,991
     Stalexport Autostrady SA.........................................    633,273     507,825
     Stalprodukt SA...................................................      9,458     564,939
# *  Tauron Polska Energia SA.........................................  6,946,481   3,006,462
     VRG SA...........................................................  1,468,035   1,557,289
     Warsaw Stock Exchange............................................    146,831   1,485,232
     Wawel SA.........................................................      2,022     329,464
     Zespol Elektrocieplowni Wroclawskich Kogeneracja SA..............        672       5,885
*    Zespol Elektrowni Patnow Adamow Konin SA.........................     91,906     161,248
                                                                                  -----------
TOTAL POLAND..........................................................             72,344,163
                                                                                  -----------
RUSSIA -- (0.2%)
     Etalon Group P.L.C., GDR.........................................    290,927     517,850
     Globaltrans Investment P.L.C., GDR...............................    254,546   2,176,368
     Magnitogorsk Iron & Steel Works PJSC, GDR........................     51,395     375,698
*    Mail.Ru Group, Ltd., GDR.........................................    108,661   2,307,960
*    Mechel PJSC, Sponsored ADR.......................................     51,323      95,461
     PhosAgro PJSC, GDR...............................................    142,781   1,796,185
     Ros Agro P.L.C., GDR.............................................     28,058     299,659
     Rostelecom PJSC, Sponsored ADR...................................     74,884     551,521
     RusHydro PJSC, ADR...............................................    236,261     181,921
     TMK PJSC, GDR....................................................    166,522     537,866
     VEON, Ltd........................................................    862,963   2,071,111
                                                                                  -----------
TOTAL RUSSIA..........................................................             10,911,600
                                                                                  -----------
SOUTH AFRICA -- (6.9%)
     Adcock Ingram Holdings, Ltd......................................    395,042   1,472,851
     Adcorp Holdings, Ltd.............................................    903,638     818,564
     Advtech, Ltd.....................................................  4,028,440   2,991,138
     AECI, Ltd........................................................  1,121,420   7,242,760
     African Oxygen, Ltd..............................................  1,006,967   1,399,663
*    African Phoenix Investments, Ltd.................................  5,869,014     295,232
     African Rainbow Minerals, Ltd....................................  1,136,508  11,386,338
     Afrimat, Ltd.....................................................    291,611     616,847
     Alexander Forbes Group Holdings, Ltd.............................  5,966,832   2,043,440
#    Allied Electronics Corp., Ltd., Class A..........................    960,351   1,610,785
     Alviva Holdings, Ltd.............................................  1,220,807   1,171,705
*    ArcelorMittal South Africa, Ltd..................................  1,929,062     224,642
*    Ascendis Health, Ltd.............................................  1,529,922     380,893
     Assore, Ltd......................................................    116,208   1,957,355
     Astral Foods, Ltd................................................    352,432   3,754,434
*    Aveng, Ltd....................................................... 49,342,489      65,309
     AVI, Ltd.........................................................  2,690,297  15,447,267
#    Barloworld, Ltd..................................................  2,004,459  15,965,466
# *  Blue Label Telecoms, Ltd.........................................  4,108,900     751,774

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
SOUTH AFRICA -- (Continued)
# *  Brait SE.........................................................  2,007,780 $ 2,272,129
     Cashbuild, Ltd...................................................    190,925   2,780,387
     Caxton and CTP Publishers and Printers, Ltd......................    323,754     156,078
     City Lodge Hotels, Ltd...........................................    278,998   1,475,356
     Clicks Group, Ltd................................................  1,489,117  24,206,910
     Coronation Fund Managers, Ltd....................................  1,608,823   4,528,571
     Curro Holdings, Ltd..............................................  1,016,595   1,223,885
     DataTec, Ltd.....................................................  3,097,405   7,393,534
#    Dis-Chem Pharmacies, Ltd.........................................  1,680,965   2,661,024
     Distell Group Holdings, Ltd......................................    362,716   3,210,728
#    DRDGOLD, Ltd.....................................................  1,451,771     740,556
*    enX Group, Ltd...................................................    408,074     283,367
# *  EOH Holdings, Ltd................................................  1,118,262   1,156,235
     Evraz Highveld Steel And Vanad...................................     63,001           0
#    Famous Brands, Ltd...............................................    657,882   3,434,416
#    Foschini Group, Ltd. (The).......................................  1,303,259  15,030,287
     Gold Fields, Ltd.................................................  1,398,586   8,685,754
     Gold Fields, Ltd., Sponsored ADR.................................  2,024,601  12,512,034
*    Grand Parade Investments, Ltd....................................  2,765,606     634,287
# *  Grindrod Shipping Holdings, Ltd..................................    123,683     807,824
#    Grindrod, Ltd....................................................  4,925,980   1,578,014
# *  Harmony Gold Mining Co., Ltd.....................................  2,428,144   8,441,557
# *  Harmony Gold Mining Co., Ltd., Sponsored ADR.....................  2,323,915   8,087,224
     Hudaco Industries, Ltd...........................................    263,605   1,903,808
     Hulamin, Ltd.....................................................    512,278      78,715
# *  Impala Platinum Holdings, Ltd....................................  5,947,577  40,948,861
     Imperial Logistics, Ltd..........................................    850,373   3,191,223
#    Invicta Holdings, Ltd............................................    370,489     502,280
     Italtile, Ltd....................................................    679,897     630,083
*    JCI, Ltd.........................................................  3,131,151           0
     JSE, Ltd.........................................................    839,958   7,225,346
     KAP Industrial Holdings, Ltd..................................... 13,007,430   4,001,843
     Lewis Group, Ltd.................................................    890,414   1,653,246
     Liberty Holdings, Ltd............................................  1,258,739   9,694,079
     Life Healthcare Group Holdings, Ltd..............................  8,269,032  13,059,201
*    Long4Life, Ltd...................................................  3,324,904     926,333
#    Massmart Holdings, Ltd...........................................    828,893   2,351,427
     Merafe Resources, Ltd............................................  8,829,413     525,833
     Metair Investments, Ltd..........................................  1,408,720   2,291,580
     MiX Telematics, Ltd..............................................     37,895      18,972
     MiX Telematics, Ltd., Sponsored ADR..............................     27,358     344,437
     Momentum Metropolitan Holdings...................................  8,319,920  11,110,969
     Motus Holdings Ltd...............................................    346,142   1,639,834
     Mpact, Ltd.......................................................  1,606,568   1,648,875
     Murray & Roberts Holdings, Ltd...................................  3,959,853   2,939,111
*    Nampak, Ltd......................................................  5,741,200   3,054,922
*    Net 1 UEPS Technologies, Inc.....................................        776       2,050
#    Netcare, Ltd.....................................................  3,254,874   3,685,782
*    Northam Platinum, Ltd............................................  3,302,942  22,303,408
#    Oceana Group, Ltd................................................    363,529   1,607,271
#    Omnia Holdings, Ltd..............................................  1,625,251   2,785,827
     Peregrine Holdings, Ltd..........................................  1,874,062   2,310,163
     Pick n Pay Stores, Ltd...........................................  2,900,901  12,673,046
     Pioneer Foods Group, Ltd.........................................    902,282   6,420,937
# *  PPC, Ltd......................................................... 13,368,914   3,409,188
#    PSG Konsult, Ltd.................................................    516,964     304,377
     Raubex Group, Ltd................................................  1,443,850   1,864,061
     RCL Foods, Ltd...................................................    716,485     447,588
     Reunert, Ltd.....................................................  1,552,337   7,340,798

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH AFRICA -- (Continued)
#    Rhodes Food Group Pty, Ltd.......................................   695,531 $    710,399
# *  Royal Bafokeng Platinum, Ltd.....................................   871,533    2,532,333
     Santam, Ltd......................................................   343,464    6,419,753
     Sappi, Ltd.......................................................   892,481    2,291,838
*    Sibanye Gold, Ltd................................................ 9,471,405   18,286,388
#    SPAR Group, Ltd. (The)........................................... 1,529,759   20,581,718
     Spur Corp., Ltd..................................................   570,664    1,017,836
*    Stadio Holdings, Ltd.............................................   754,869      115,382
*    Sun International, Ltd........................................... 1,199,148    3,241,342
*    Super Group, Ltd................................................. 3,372,712    6,303,006
     Telkom SA SOC, Ltd............................................... 2,422,680   11,075,157
     Tiger Brands, Ltd................................................    24,786      351,957
*    Tongaat Hulett, Ltd.............................................. 1,012,167      663,647
     Transaction Capital, Ltd......................................... 2,053,184    2,994,998
# *  Trencor, Ltd..................................................... 1,407,311    2,800,401
     Truworths International, Ltd..................................... 3,181,399   11,275,738
#    Tsogo Sun Gaming, Ltd............................................ 3,699,806    3,042,676
*    Tsogo Sun Hotels, Ltd............................................    45,106       10,910
     Wilson Bayly Holmes-Ovcon, Ltd...................................   497,935    4,656,954
                                                                                 ------------
TOTAL SOUTH AFRICA....................................................            454,164,527
                                                                                 ------------
SOUTH KOREA -- (14.5%)
# *  3S Korea Co., Ltd................................................   312,236      890,462
#    ABco Electronics Co., Ltd........................................    76,717      314,753
*    Able C&C Co., Ltd................................................    64,963      662,588
#    ABOV Semiconductor Co., Ltd......................................   100,505      501,716
# *  Abpro Bio Co., Ltd...............................................   630,240      551,091
# *  Ace Technologies Corp............................................   190,914    1,200,041
# *  Actoz Soft Co., Ltd..............................................    43,543      449,640
#    ADTechnology Co., Ltd............................................    56,104      733,801
# *  Advanced Cosmeceutical Technology Co., Ltd.......................    97,584      281,819
# *  Advanced Digital Chips, Inc......................................   169,506      163,778
     Advanced Digital Chips, Inc. Rights..............................   106,716       16,235
#    Advanced Nano Products Co., Ltd..................................    63,367      904,310
#    Advanced Process Systems Corp....................................    95,837    2,216,440
#    Aekyung Petrochemical Co., Ltd...................................   113,025      737,564
#    AfreecaTV Co., Ltd...............................................    66,705    4,229,252
# *  Agabang&Company..................................................   236,156      742,525
#    Ahn-Gook Pharmaceutical Co., Ltd.................................    56,142      569,775
     Ahnlab, Inc......................................................    48,995    2,589,054
#    AJ Networks Co., Ltd.............................................    99,527      354,252
*    AJ Rent A Car Co., Ltd...........................................    96,956      919,547
# *  Ajin Industrial Co., Ltd.........................................   102,112      241,933
     AJINEXTEK Co., Ltd...............................................     7,254       41,716
     AK Holdings, Inc.................................................    41,993    1,127,288
#    ALUKO Co., Ltd...................................................   342,007      680,958
# *  Aminologics Co., Ltd.............................................   464,945      802,816
*    Amotech Co., Ltd.................................................    67,963    1,376,384
# *  Anam Electronics Co., Ltd........................................   172,174      310,546
# *  Ananti, Inc......................................................   270,016    2,638,379
#    Anapass, Inc.....................................................    65,251    1,522,530
# *  Aprogen Healthcare & Games, Inc..................................   348,018      173,661
# *  Aprogen KIC, Inc.................................................   115,172      216,876
# *  Aprogen pharmaceuticals, Inc.....................................   901,560      867,615
# *  APS Holdings Corp................................................   135,289    1,068,360
# *  Arion Technology, Inc............................................   129,146       80,366
#    Asia Cement Co., Ltd.............................................    15,004    1,079,982
     ASIA Holdings Co., Ltd...........................................     9,785      945,244
     Asia Paper Manufacturing Co., Ltd................................    37,971      950,831

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
SOUTH KOREA -- (Continued)
*    Asiana Airlines, Inc............................................. 814,156 $3,723,697
#    Atec Co., Ltd....................................................  15,058    124,765
# *  A-Tech Solution Co., Ltd.........................................  36,321    254,722
#    Atinum Investment Co., Ltd....................................... 278,681    449,941
#    AUK Corp......................................................... 208,882    373,699
#    Aurora World Corp................................................  45,949    471,233
#    Austem Co., Ltd.................................................. 172,157    313,320
#    Autech Corp...................................................... 110,722  1,136,018
#    Avaco Co., Ltd...................................................  99,159    477,879
     Avatec Co., Ltd..................................................   5,446     37,864
#    Baiksan Co., Ltd.................................................  85,242    519,863
# *  Barun Electronics Co., Ltd....................................... 545,499     36,747
# *  Barunson Entertainment & Arts Corp............................... 180,998    251,540
#    Bcworld Pharm Co., Ltd...........................................  42,137    447,614
#    BG T&A Co........................................................  46,993    112,684
     BGF Co., Ltd..................................................... 166,931    823,921
# *  BH Co., Ltd...................................................... 190,780  3,729,523
*    Binex Co., Ltd................................................... 224,974  1,694,889
     Binggrae Co., Ltd................................................  52,137  2,464,648
# *  Biolog Device Co., Ltd........................................... 126,061    194,017
*    BioSmart Co., Ltd................................................ 141,602    563,952
# *  Biotoxtech Co., Ltd..............................................  93,297    549,531
# *  Biovill Co., Ltd................................................. 187,949     99,047
# *  BIT Computer Co., Ltd............................................ 112,772    380,555
#    Bixolon Co., Ltd.................................................  91,886    423,192
# *  Bluecom Co., Ltd.................................................  96,226    251,075
#    Boditech Med, Inc................................................ 119,923    879,142
# *  Bohae Brewery Co., Ltd........................................... 576,129    538,598
#    BoKwang Industry Co., Ltd........................................ 108,320    409,172
#    Bolak Co., Ltd................................................... 325,449    581,307
     Bookook Securities Co., Ltd......................................  14,493    270,009
# *  Boryung Medience Co., Ltd........................................  53,361    373,528
#    Boryung Pharmaceutical Co., Ltd.................................. 179,415  2,069,882
# *  Bosung Power Technology Co., Ltd................................. 412,708    748,949
# *  Brain Contents Co., Ltd.......................................... 844,733    467,359
# *  Bubang Co., Ltd.................................................. 189,863    492,644
     Bukwang Pharmaceutical Co., Ltd.................................. 162,622  2,035,305
#    Busan City Gas Co., Ltd..........................................   7,114    221,580
#    BYC Co., Ltd.....................................................   1,007    204,609
# *  BYON Co., Ltd.................................................... 424,660    490,455
#    Byucksan Corp.................................................... 357,349    600,392
# *  CammSys Corp..................................................... 340,736    920,429
     Capro Corp....................................................... 303,090    882,140
*    Caregen Co., Ltd.................................................  27,611  1,361,624
     Castec Korea Co., Ltd............................................   7,540     17,889
#    Cell Biotech Co., Ltd............................................  45,843    765,563
# *  Celltrion Pharm, Inc.............................................   5,939    203,497
     Changhae Ethanol Co., Ltd........................................  50,474    544,984
# *  Charm Engineering Co., Ltd....................................... 307,521    254,678
# *  Chemtronics Co., Ltd.............................................  71,610    878,360
# *  Chemtros Co., Ltd................................................ 103,775    306,525
#    Cheryong Electric Co., Ltd.......................................  92,994    477,539
#    Cheryong Industrial Co. Ltd/new..................................  59,347    280,879
# *  ChinHung International, Inc...................................... 234,602    457,036
     Chinyang Holdings Corp........................................... 167,246    362,926
# *  Choa Pharmaceutical Co........................................... 199,576    675,189
# *  Chokwang Leather Co., Ltd........................................     607     20,085
#    Chokwang Paint, Ltd..............................................  44,694    230,980
     Chong Kun Dang Pharmaceutical Corp...............................  59,737  4,913,566

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
SOUTH KOREA -- (Continued)
     Chongkundang Holdings Corp.......................................  24,222 $1,888,074
#    Choong Ang Vaccine Laboratory....................................  65,906  1,044,062
# *  Chorokbaem Media Co., Ltd........................................ 344,008    419,789
#    Chosun Refractories Co., Ltd.....................................   7,263    546,280
#    Chungdahm Learning, Inc..........................................  42,581    699,695
     CJ CGV Co., Ltd.................................................. 112,076  3,243,080
#    CJ Freshway Corp.................................................  46,771  1,020,428
     CJ Hello Co., Ltd................................................ 205,057  1,074,423
# *  CJ Seafood Corp.................................................. 186,914    468,088
#    CKD Bio Corp.....................................................  30,397    807,737
#    Clean & Science Co., Ltd.........................................  33,856    845,687
# *  CLIO Cosmetics Co., Ltd..........................................  33,489    554,352
# *  CMG Pharmaceutical Co., Ltd...................................... 743,101  1,927,666
# *  Codes Combine Co., Ltd...........................................  76,049    196,005
# *  CODI-M Co., Ltd.................................................. 997,941    451,625
     Com2uSCorp.......................................................  38,737  3,265,869
#    Commax Co., Ltd..................................................  70,961    239,472
# *  Coreana Cosmetics Co., Ltd....................................... 215,426    709,030
#    Cosmax BTI, Inc..................................................  36,404    452,304
     COSMAX NBT Inc...................................................  98,646    566,094
     Cosmax, Inc......................................................  63,464  4,339,487
     Cosmecca Korea Co., Ltd..........................................  21,964    244,990
# *  CosmoAM&T Co., Ltd............................................... 144,196    977,921
# *  Cosmochemical Co., Ltd...........................................  87,632    462,470
# *  COSON Co., Ltd................................................... 132,014    787,214
     COWELL FASHION Co., Ltd.......................................... 220,371  1,162,742
# *  Creative & Innovative System..................................... 281,148    566,435
#    Crown Confectionery Co., Ltd.....................................  39,940    283,927
     CROWNHAITAI Holdings Co., Ltd....................................  53,158    469,858
# *  CrucialTec Co., Ltd.............................................. 523,029    434,046
#    CS Wind Corp.....................................................  46,867  1,311,283
# *  CTC BIO, Inc..................................................... 158,918    837,560
# *  CTGen Co., Ltd................................................... 190,033    448,114
#    Cuckoo Holdings Co., Ltd.........................................  10,065    895,337
#    Cuckoo Homesys Co., Ltd..........................................  36,691  1,216,730
*    Curexo, Inc......................................................   4,005     19,135
# *  Curo Co., Ltd.................................................... 696,561    473,077
# *  CUROCOM Co., Ltd................................................. 334,192    333,657
# *  Curoholdings Co., Ltd............................................ 423,171    184,926
     Cymechs, Inc.....................................................  44,360    403,792
#    D.I Corp......................................................... 208,398    547,968
# *  DA Technology Co., Ltd........................................... 303,365    514,266
#    Dae Dong Industrial Co., Ltd..................................... 106,425    554,540
     Dae Han Flour Mills Co., Ltd.....................................   7,679  1,013,164
     Dae Hwa Pharmaceutical Co., Ltd.................................. 107,045  1,252,385
#    Dae Hyun Co., Ltd................................................ 218,886    474,940
# *  Dae Won Chemical Co., Ltd........................................ 266,508    316,890
#    Dae Won Kang Up Co., Ltd......................................... 163,574    501,956
# *  Dae Young Packaging Co., Ltd..................................... 494,612    457,164
#    Daea TI Co., Ltd................................................. 573,971  2,775,455
#    Daebongls Co., Ltd...............................................  61,042    387,882
#    Daechang Co., Ltd................................................ 314,932    327,567
#    Daechang Forging Co., Ltd........................................  12,874    317,009
     Daeduck Electronics Co........................................... 482,225  4,424,181
# *  Daehan New Pharm Co., Ltd........................................  82,813    824,641
#    Daehan Steel Co., Ltd............................................ 106,579    559,600
     DAEHO Corp. COMMON STOCK.........................................     543          0
     Dae-Il Corp...................................................... 163,708    327,410
# *  Daejoo Electronic Materials Co., Ltd.............................  81,087  1,282,914

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
SOUTH KOREA -- (Continued)
     Daekyo Co., Ltd.................................................. 228,026 $1,205,686
#    Daelim B&Co.Co., Ltd.............................................  95,813    324,511
*    Daelim C&S Co., Ltd..............................................   7,531     47,272
# *  Daemyung Corp. Co., Ltd.......................................... 502,743    697,969
#    Daeryuk Can Co., Ltd............................................. 102,149    372,229
     Daesang Corp..................................................... 192,744  3,549,557
#    Daesang Holdings Co., Ltd........................................ 131,327    748,474
#    Daesung Energy Co., Ltd..........................................  65,638    305,103
#    Daesung Holdings Co., Ltd........................................  26,734    178,872
# *  Daesung Industrial Co., Ltd......................................  83,195    262,415
# *  Daewon Cable Co., Ltd............................................ 428,874    436,437
#    Daewon Media Co., Ltd............................................  69,938    425,948
#    Daewon Pharmaceutical Co., Ltd................................... 114,393  1,536,715
#    Daewon San Up Co., Ltd........................................... 104,480    491,785
# *  Daewoo Electronic Components Co., Ltd............................ 278,267    549,073
     Daewoong Co., Ltd................................................ 206,166  2,522,097
*    Dahaam E-Tec Co., Ltd............................................   2,100     54,059
     Daihan Pharmaceutical Co., Ltd...................................  37,280  1,008,405
     Daishin Securities Co., Ltd...................................... 287,137  3,069,128
*    Daiyang Metal Co., Ltd...........................................   2,014     27,969
# *  Danal Co., Ltd................................................... 400,227  1,186,555
     Danawa Co., Ltd..................................................  52,076  1,092,021
#    Daou Data Corp................................................... 153,929  1,052,433
#    Daou Technology, Inc............................................. 250,218  3,888,486
# *  Dasan Networks, Inc.............................................. 162,841  1,144,093
#    Dawonsys Co., Ltd................................................ 167,481  2,140,872
# *  DAYLI BlockChian Co., Ltd........................................  47,181     21,806
# *  Dayou Automotive Seat Technology Co., Ltd........................ 461,278    338,929
# *  Dayou Plus Co., Ltd.............................................. 443,110    293,212
     DB Financial Investment Co., Ltd................................. 266,927    967,232
     DB HiTek Co., Ltd................................................ 293,840  4,286,594
*    DB, Inc.......................................................... 904,150    610,340
#    DCM Corp.........................................................  42,882    449,061
#    Dentium Co., Ltd.................................................  40,266  2,058,849
# *  Deutsch Motors, Inc.............................................. 165,401  1,146,200
#    Development Advance Solution Co., Ltd............................  68,749    321,226
     DGB Financial Group, Inc......................................... 146,162    882,391
#    DHP Korea Co., Ltd...............................................  90,699    594,061
     DI Dong Il Corp..................................................   7,217    447,327
     Digital Chosun Co., Ltd.......................................... 208,832    418,160
#    Digital Daesung Co., Ltd.........................................  73,064    513,265
# *  Digital Optics Co., Ltd..........................................  63,634     35,303
#    Digital Power Communications Co., Ltd............................ 286,332  1,309,684
*    DIO Corp.........................................................  91,353  3,288,009
# *  Diostech Co., Ltd................................................ 550,695    339,474
#    Display Tech Co., Ltd............................................  52,616    167,523
     DMS Co., Ltd..................................................... 154,330    737,404
#    DNF Co., Ltd.....................................................  71,182    557,320
#    Dohwa Engineering Co., Ltd.......................................  60,443    505,588
#    Dong A Eltek Co., Ltd............................................  68,038    445,979
#    Dong Ah Tire & Rubber Co., Ltd...................................  44,790    477,244
     Dong-A Socio Holdings Co., Ltd...................................  20,129  1,601,387
     Dong-A ST Co., Ltd...............................................  49,013  4,265,975
#    Dong-Ah Geological Engineering Co., Ltd..........................  69,567  1,201,473
#    Dongbang Transport Logistics Co., Ltd............................  25,627     35,503
     Dongbu Corp......................................................  61,839    454,172
     Dongil Industries Co., Ltd.......................................  11,791    579,355
#    Dongjin Semichem Co., Ltd........................................ 274,360  3,921,223
     DongKook Pharmaceutical Co., Ltd.................................  42,858  2,550,683

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
#    Dongkuk Industries Co., Ltd......................................   302,052 $  631,251
*    Dongkuk Steel Mill Co., Ltd......................................   519,327  2,617,138
#    Dongkuk Structures & Construction Co., Ltd.......................   253,947    421,900
#    Dongsung Chemical Co., Ltd.......................................    16,310    233,568
#    DONGSUNG Corp....................................................   228,930  1,051,139
# *  Dongsung Finetec Co., Ltd........................................   134,727  1,153,255
#    Dongwha Enterprise Co., Ltd......................................    41,234    648,957
#    Dongwha Pharm Co., Ltd...........................................   184,209  1,238,946
#    Dongwon Development Co., Ltd.....................................   479,797  1,815,027
     Dongwon F&B Co., Ltd.............................................    11,519  2,267,901
     Dongwon Industries Co., Ltd......................................    12,304  2,260,551
     Dongwon Systems Corp.............................................    30,549    904,979
#    Dongwoo Farm To Table Co., Ltd...................................    75,970    245,641
#    Dongyang E&P, Inc................................................    39,994    412,143
# *  Dongyang Steel Pipe Co., Ltd.....................................   915,187    826,725
*    Doosan Heavy Industries & Construction Co., Ltd..................   625,759  3,299,725
# *  Doosan Infracore Co., Ltd........................................   103,765    503,199
#    DoubleUGames Co., Ltd............................................    66,815  2,753,768
#    DRB Holding Co., Ltd.............................................    66,135    310,075
# *  Dream Security Co., Ltd..........................................   136,849    456,400
# *  Dreamus Co.......................................................    87,597    428,716
# *  DRTECH Corp......................................................   175,505    236,442
#    DSR Wire Corp....................................................    63,527    224,067
# *  DT&C Co., Ltd....................................................     3,240     21,345
     DTR Automotive Corp..............................................    32,595    839,433
# *  Duk San Neolux Co., Ltd..........................................    91,683  1,786,636
     DY Corp..........................................................   138,901    571,181
     DY POWER Corp....................................................    56,356    456,502
     e Tec E&C, Ltd...................................................    12,341    731,718
#    E1 Corp..........................................................    33,121  1,390,197
     Eagon Holdings Co., Ltd..........................................   121,271    277,136
#    Eagon Industrial, Ltd............................................    20,500    134,756
#    Easy Bio, Inc....................................................   355,539  1,617,782
# *  EcoBio Holdings Co., Ltd.........................................    60,798    268,204
# *  Ecopro Co., Ltd..................................................   146,858  2,613,719
#    e-Credible Co., Ltd..............................................    28,154    455,614
#    Eehwa Construction Co., Ltd......................................   100,999    437,171
# *  EG Corp..........................................................    38,302    296,899
*    Ehwa Technologies Information Co., Ltd........................... 3,915,868    738,771
#    Elcomtec Co., Ltd................................................   261,529    328,608
# *  Elentec Co., Ltd.................................................   112,258    664,403
#    e-LITECOM Co., Ltd...............................................    36,695    159,256
# *  ELK Corp.........................................................   192,381     97,600
# *  EMKOREA Co., Ltd.................................................   236,062    928,698
#    EM-Tech Co., Ltd.................................................   101,917    734,325
# *  EMW Co., Ltd.....................................................   204,411     91,580
#    Enex Co., Ltd....................................................   312,464    334,854
#    ENF Technology Co., Ltd..........................................    84,532  1,883,860
     Eo Technics Co., Ltd.............................................    69,018  5,696,395
#    Estechpharma Co., Ltd............................................    84,060    578,646
# *  ESTsoft Corp.....................................................    31,344    204,950
# *  ESV, Inc.........................................................    46,918      6,905
# *  E-TRON Co., Ltd.................................................. 1,491,477    342,377
     Eugene Corp......................................................   393,651  1,571,305
     Eugene Investment & Securities Co., Ltd..........................   588,034  1,036,549
#    Eugene Technology Co., Ltd.......................................   119,738  1,570,715
*    Eusu Holdings Co., Ltd...........................................   119,655    730,766
#    EVERDIGM Corp....................................................    87,678    346,188
# *  EXA E&C, Inc.....................................................    69,546    115,943

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
SOUTH KOREA -- (Continued)
# *  Exem Co., Ltd.................................................... 152,435 $  352,867
#    Ezwelfare Co., Ltd...............................................  45,722    384,180
     F&F Co., Ltd.....................................................  50,829  4,380,479
#    Farmsco.......................................................... 153,157    630,554
*    FarmStory Co., Ltd............................................... 418,555    369,712
# *  Feelingk Co., Ltd................................................ 315,573    345,374
# *  Feelux Co., Ltd.................................................. 283,759  1,695,766
#    Fine DNC Co., Ltd................................................ 103,000    160,173
#    Fine Semitech Corp...............................................  39,942    241,223
# *  Fine Technix Co., Ltd............................................ 216,885    480,412
# *  Firstec Co., Ltd................................................. 209,199    386,991
# *  FN Republic Co., Ltd............................................. 328,447    299,372
*    FNC Entertainment Co., Ltd.......................................   3,147     19,788
# *  Foosung Co., Ltd................................................. 443,577  3,210,006
# *  Fourth-Link, Inc.................................................  52,309     24,616
#    Fursys, Inc......................................................  16,042    428,353
# *  Futurestream Networks Co., Ltd...................................  16,175     17,077
#    Gabia, Inc.......................................................  61,787    388,729
#    Galaxia Communications Co., Ltd.................................. 102,339    265,618
*    Gamevil, Inc.....................................................  41,790  1,124,828
#    Gaon Cable Co., Ltd..............................................  23,823    371,996
# *  Gemvaxzio Co., Ltd............................................... 224,980    272,505
# *  Genic Co., Ltd...................................................  42,514    189,048
# *  Genie Music Corp................................................. 271,976    849,606
#    Geumhwa PSC Co., Ltd.............................................   6,842    172,366
# *  Gigalane Co., Ltd................................................ 267,290    365,103
*    Globon Co., Ltd..................................................  29,365     81,884
#    GMB Korea Corp...................................................  72,543    321,348
     GnCenergy Co., Ltd...............................................  26,859     97,745
# *  GNCO Co., Ltd.................................................... 600,327    591,321
     GOLFZON Co., Ltd.................................................  23,920  1,403,930
#    Golfzon Newdin Holdings Co., Ltd................................. 192,821    630,088
# *  Good People Co., Ltd............................................. 190,533    566,260
     Grand Korea Leisure Co., Ltd.....................................  72,720  1,327,057
     Green Cross Cell Corp............................................  48,667  1,801,577
     Green Cross Corp.................................................   1,633    179,760
     Green Cross Holdings Corp........................................  67,991  1,212,102
*    Green Non-Life Insurance Co., Ltd................................  22,357          0
     GS Global Corp................................................... 371,719    742,427
     GS Home Shopping, Inc............................................  27,767  3,549,662
# *  G-SMATT GLOBAL Co., Ltd.......................................... 835,223    321,298
     Gwangju Shinsegae Co., Ltd.......................................   3,808    553,976
# *  GY Commerce Co., Ltd............................................. 149,142     54,080
#    Haatz, Inc.......................................................  24,715    170,819
#    Hae In Corp......................................................  49,750    194,250
     HAESUNG DS Co., Ltd..............................................  75,404    948,018
#    Haesung Industrial Co., Ltd......................................  24,140    223,612
#    Haimarrow Food Service Co., Ltd.................................. 166,776    376,999
     Haitai Confectionery & Foods Co., Ltd............................  64,176    413,029
# *  Halla Corp....................................................... 161,986    439,122
     Halla Holdings Corp..............................................  82,828  2,965,409
# *  Han Chang Corp...................................................  97,030    279,144
#    Han Kuk Carbon Co., Ltd.......................................... 235,377  1,684,597
#    Hana Micron, Inc................................................. 153,881    731,720
#    Hana Tour Service, Inc...........................................  79,552  3,313,933
#    Hancom MDS, Inc..................................................  47,712    473,614
     Hancom, Inc...................................................... 145,599  1,255,604
#    Handok, Inc......................................................  57,637  1,109,626
     Handsome Co., Ltd................................................ 129,291  3,240,077

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
#    Hanil Cement Co., Ltd............................................    15,772 $1,328,146
#    Hanil Holdings Co., Ltd..........................................    12,939    531,536
#    Hanil Hyundai Cement Co., Ltd....................................    20,842    563,003
# *  Hanil Vacuum Co., Ltd............................................   342,149    268,785
# *  Hanjin Heavy Industries & Construction Co., Ltd..................   148,409    555,500
*    Hanjin Heavy Industries & Construction Holdings Co., Ltd.........    83,704    192,814
#    Hanjin Transportation Co., Ltd...................................    74,712  1,978,289
#    Hankook AtlasBX Co., Ltd.........................................     1,212     57,570
*    Hankook Corp., Inc...............................................     9,559     15,089
*    Hankook Cosmetics Co., Ltd.......................................    72,313    524,128
#    Hankook Cosmetics Manufacturing Co., Ltd.........................    15,453    414,785
     Hankook Shell Oil Co., Ltd.......................................     5,510  1,569,461
     Hankook Synthetics Inc...........................................       550          0
     Hankuk Paper Manufacturing Co., Ltd..............................    24,759    380,739
# *  Hankuk Steel Wire Co., Ltd.......................................    58,735    131,449
#    Hanla IMS Co., Ltd...............................................    41,360    256,817
#    Hanmi Semiconductor Co., Ltd.....................................   200,357  1,171,554
#    HanmiGlobal Co., Ltd.............................................    58,832    457,026
#    Hans Biomed Corp.................................................    61,686  1,206,179
     Hansae Co., Ltd..................................................   154,803  2,406,010
     Hansae MK Co., Ltd...............................................    42,409    147,388
#    Hansae Yes24 Holdings Co., Ltd...................................    98,521    648,403
     Hanshin Construction.............................................    63,914    841,312
#    Hanshin Machinery Co.............................................   232,826    334,403
     Hansol Chemical Co., Ltd.........................................    75,358  6,058,505
*    Hansol Holdings Co., Ltd.........................................   374,793  1,276,667
#    Hansol HomeDeco Co., Ltd.........................................   577,529    587,696
     Hansol Paper Co., Ltd............................................   147,650  1,858,001
# *  Hansol Technics Co., Ltd.........................................   221,290  1,414,821
#    Hanwha Galleria Timeworld Co., Ltd...............................    14,252    232,496
     Hanwha General Insurance Co., Ltd................................   469,248  1,125,445
*    Hanwha Investment & Securities Co., Ltd.......................... 1,048,893  1,801,678
#    Hanyang Eng Co., Ltd.............................................    86,681    862,004
     Hanyang Securities Co., Ltd......................................    41,592    263,401
# *  Harim Co., Ltd...................................................   393,831    956,312
     Harim Holdings Co., Ltd..........................................   177,913  1,374,351
#    HB Technology Co., Ltd...........................................   465,974  1,164,709
     HDC Holdings Co., Ltd............................................   220,087  2,236,433
     HDC Hyundai Engineering Plastics Co., Ltd........................   140,395    537,618
#    HDC I-Controls Co., Ltd..........................................    43,044    356,471
# *  Heung-A Shipping Co., Ltd........................................   729,772    226,511
# *  Heungkuk Fire & Marine Insurance Co., Ltd........................   326,723    876,122
#    High Tech Pharm Co., Ltd.........................................    28,011    279,390
# *  Hisem Co., Ltd...................................................    71,606    331,524
#    Hitejinro Holdings Co., Ltd......................................    67,271    777,865
     HizeAero Co., Ltd................................................     9,927     43,479
#    HJ Magnolia Yongpyong Hotel & Resort Corp........................   162,717    900,177
# *  HLB POWER Co., Ltd...............................................   266,189    686,248
# *  Home Center Holdings Co., Ltd....................................   524,561    515,456
# *  Homecast Co., Ltd................................................   247,449  1,000,585
     HS Industries Co., Ltd...........................................   342,886  3,341,789
#    HS R&A Co., Ltd..................................................   262,709    431,668
# *  HSD Engine Co., Ltd..............................................   173,698    592,838
# *  Huayi Brothers Korea Co., Ltd....................................    77,945    167,338
     Huchems Fine Chemical Corp.......................................   183,012  3,480,996
*    Humax Co., Ltd...................................................   122,948    526,515
     Humedix Co., Ltd.................................................    47,518    919,635
*    Huneed Technologies..............................................    85,643    510,973
     Huons Co., Ltd...................................................    47,525  1,904,095

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
     Huons Global Co., Ltd............................................    48,378 $1,255,162
#    Husteel Co., Ltd.................................................    20,207    176,762
#    Huvis Corp.......................................................   122,165    607,785
#    Huvitz Co., Ltd..................................................    87,438    636,242
     Hwa Shin Co., Ltd................................................   153,608    479,995
#    Hwacheon Machine Tool Co., Ltd...................................     6,481    214,022
#    Hwail Pharm Co., Ltd.............................................    76,780    409,384
# *  Hwajin Co., Ltd..................................................   195,001     96,164
     Hwangkum Steel & Technology Co., Ltd.............................    67,755    434,044
#    Hwaseung Enterprise Co., Ltd.....................................    30,488    404,251
     HwaSung Industrial Co., Ltd......................................    79,597    817,569
#    Hy-Lok Corp......................................................    79,256  1,164,283
# *  Hyosung ONB Co., Ltd.............................................    15,415     96,213
#    HyosungITX Co., Ltd..............................................    27,938    297,912
# *  Hyulim ROBOT Co., Ltd............................................   547,191    425,061
# *  Hyundai Bioscience Co. Ltd.......................................   290,847  3,517,556
#    Hyundai BNG Steel Co., Ltd.......................................    85,455    671,693
     Hyundai Construction Equipment Co., Ltd..........................    88,920  2,126,365
#    Hyundai Corp. Holdings, Inc......................................    53,415    546,307
     Hyundai Corp.....................................................    65,699    994,917
# *  Hyundai Electric & Energy System Co., Ltd........................    31,492    289,607
     Hyundai Greenfood Co., Ltd.......................................   314,062  3,023,128
     Hyundai Home Shopping Network Corp...............................    42,667  3,099,080
     Hyundai Hy Communications & Networks Co., Ltd....................   332,548  1,054,745
#    Hyundai Livart Furniture Co., Ltd................................   113,654  1,373,887
*    Hyundai Merchant Marine Co., Ltd................................. 1,336,905  3,778,578
     Hyundai Motor Securities Co., Ltd................................   143,399  1,214,109
#    Hyundai Pharmaceutical Co., Ltd..................................   192,135    800,075
     Hyundai Telecommunication Co., Ltd...............................    26,501    184,694
     Hyundai Wia Corp.................................................   111,526  4,901,039
#    HyVision System, Inc.............................................    91,380    845,738
# *  I&C Technology Co., Ltd..........................................    56,987    263,479
#    i3system, Inc....................................................    36,390    542,275
# *  iA, Inc.......................................................... 1,198,542    560,440
#    ICD Co., Ltd.....................................................   107,499  1,313,319
# *  i-Components Co., Ltd............................................    35,217    183,756
     IDIS Holdings Co., Ltd...........................................     1,320     14,741
#    IHQ, Inc.........................................................   535,723    797,997
     Il Dong Pharmaceutical Co., Ltd..................................    75,754  1,095,478
     IlDong Holdings Co., Ltd.........................................     4,112     39,659
#    Iljin Diamond Co., Ltd...........................................    43,218  1,133,685
#    Iljin Display Co., Ltd...........................................   147,030    436,985
# *  Iljin Electric Co., Ltd..........................................   143,914    379,934
#    Iljin Holdings Co., Ltd..........................................   194,130    770,663
#    Ilshin Spinning Co., Ltd.........................................    11,884    725,188
# *  Ilshin Stone Co., Ltd............................................   420,824  1,009,637
#    ilShinbiobase Co., Ltd...........................................   248,176    364,596
#    Ilsung Pharmaceuticals Co., Ltd..................................     4,137    307,995
*    Ilyang Pharmaceutical Co., Ltd...................................    92,098  1,724,094
# *  IM Co., Ltd......................................................   267,965    256,268
     iMarketKorea, Inc................................................   160,012  1,493,957
# *  In the F Co., Ltd................................................    76,193    184,086
     InBody Co., Ltd..................................................    77,587  1,518,544
# *  INCON Co., Ltd...................................................   102,257    161,842
# *  Incross Co., Ltd.................................................    26,373    464,909
# *  Infinitt Healthcare Co., Ltd.....................................   124,835    617,198
     InfoBank Corp....................................................     4,325     23,092
#    INITECH Co., Ltd.................................................    67,933    309,458
# *  InkTec Co., Ltd..................................................    10,746     39,405

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
     Innocean Worldwide, Inc..........................................    52,996 $2,925,492
# *  InnoWireless, Inc................................................    39,934  1,027,479
*    Innox Advanced Materials Co., Ltd................................    47,394  2,356,880
# *  Inscobee, Inc....................................................   591,826  1,369,601
# *  Insun ENT Co., Ltd...............................................   232,192  1,418,388
*    Insung Information Co., Ltd......................................    83,304    151,797
#    Intelligent Digital Integrated Security Co., Ltd.................    44,742  1,383,076
*    Interflex Co., Ltd...............................................    80,840  1,216,153
#    Interojo Co., Ltd................................................    67,043  1,498,181
     Interpark Corp...................................................    90,766    419,814
     Interpark Holdings Corp..........................................   360,436    743,036
     INTOPS Co., Ltd..................................................    99,657  1,175,721
#    INVENIA Co., Ltd.................................................   107,804    236,360
#    Inzi Controls Co., Ltd...........................................    69,983    297,045
     INZI Display Co., Ltd............................................    32,254     58,777
# *  Iones Co., Ltd...................................................    75,333    380,457
     IS Dongseo Co., Ltd..............................................   123,487  3,389,787
#    ISC Co., Ltd.....................................................    75,550    680,746
     i-SENS, Inc......................................................    86,594  2,043,574
#    ISU Chemical Co., Ltd............................................    92,426    850,173
#    IsuPetasys Co., Ltd..............................................   234,729    841,597
     It's Hanbul Co., Ltd.............................................    54,683    959,116
#    J.ESTINA Co., Ltd................................................    96,373    427,225
#    Jahwa Electronics Co., Ltd.......................................    92,216    846,830
#    JASTECH, Ltd.....................................................    66,749    722,434
# *  Jayjun Cosmetic Co., Ltd.........................................   177,338    745,244
     JB Financial Group Co., Ltd...................................... 1,356,358  6,223,686
#    JC Hyun System, Inc..............................................    96,331    392,438
*    Jcontentree Corp.................................................    36,924  1,177,678
     Jeil Pharma Holdings, Inc........................................     4,680     71,417
     Jeil Pharmaceutical Co., Ltd.....................................     5,220    155,662
# *  Jeju Semiconductor Corp..........................................   154,448    424,705
     Jejuair Co., Ltd.................................................    63,504  1,309,466
# *  Jeongsan Aikang Co., Ltd.........................................   202,408    349,238
#    Jinro Distillers Co., Ltd........................................    14,100    367,660
#    Jinsung T.E.C....................................................    98,542    590,806
#    JLS Co., Ltd.....................................................    62,953    421,074
# *  JNK Heaters Co., Ltd.............................................    52,520    245,097
*    JoyCity Corp.....................................................     6,537     41,770
#    JS Corp..........................................................    40,769    542,023
# *  J-Technology Co., Ltd............................................    50,796     12,075
#    Jusung Engineering Co., Ltd......................................   311,520  1,898,203
#    JVM Co., Ltd.....................................................    27,890    780,241
     JW Holdings Corp.................................................   281,754  1,509,331
#    JW Life Science Corp.............................................    65,062  1,121,400
     JW Pharmaceutical Corp...........................................   103,663  2,573,337
#    JYP Entertainment Corp...........................................   200,095  3,841,659
# *  Kanglim Co., Ltd.................................................   240,269    488,370
#    Kangnam Jevisco Co., Ltd.........................................    30,467    576,952
#    KAON Media Co., Ltd..............................................   111,714    846,187
*    KB Metal Co., Ltd................................................     4,711      6,063
*    KBI Dongkook Industrial Co., Ltd.................................   147,284     93,390
     KC Co., Ltd......................................................    59,951    718,448
#    KC Cottrell Co., Ltd.............................................    77,372    482,145
#    KC Green Holdings Co., Ltd.......................................   118,684    461,171
#    KC Tech Co., Ltd.................................................    74,585  1,248,923
     KCC Engineering & Construction Co., Ltd..........................    62,491    339,518
     KCI, Ltd.........................................................    33,797    285,510
     KCO Energy, Inc..................................................       120          0

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
     KCTC.............................................................    13,113 $   31,583
*    KD Corp..........................................................   147,361      9,404
# *  KEC Corp.........................................................   714,549    611,673
     KEPCO Engineering & Construction Co., Inc........................   109,258  1,926,100
#    Keyang Electric Machinery Co., Ltd...............................   192,918    461,676
# *  KEYEAST Co., Ltd.................................................   466,462  1,081,927
#    KG Chemical Corp.................................................    69,698    645,785
#    KG Eco Technology Service Co., Ltd...............................   236,191    616,329
     Kginicis Co., Ltd................................................   136,223  1,910,655
#    KGMobilians Co., Ltd.............................................   134,426    664,587
# *  KH Vatec Co., Ltd................................................   109,990  1,613,935
#    KINX, Inc........................................................    19,529    521,497
     KISCO Corp.......................................................   190,216    757,085
#    KISCO Holdings Co., Ltd..........................................    56,887    650,093
#    Kishin Corp......................................................    49,420    154,321
     KISWIRE, Ltd.....................................................    56,680  1,062,066
# *  Kiwi Media Group Co., Ltd........................................ 1,683,238    217,015
#    KL-Net Corp......................................................   122,853    246,797
#    KM Corp..........................................................    32,246    211,135
     KMH Co., Ltd.....................................................   123,798    540,884
# *  KMH Hitech Co., Ltd..............................................   121,868    116,263
#    Kocom Co., Ltd...................................................    59,560    350,315
# *  Kodaco Co., Ltd..................................................   278,877    394,603
     Koentec Co., Ltd.................................................   161,790  1,378,949
#    Koh Young Technology, Inc........................................    87,881  7,106,897
#    Kolmar BNH Co., Ltd..............................................    71,627  1,655,140
     Kolmar Korea Co., Ltd............................................    58,061  2,391,018
     Kolmar Korea Holdings Co., Ltd...................................    81,322  1,526,879
#    Kolon Corp.......................................................    54,920    816,788
# *  Kolon Fashion Material, Inc......................................    98,755    115,361
*    Kolon Global Corp................................................    44,535    383,660
     Kolon Industries, Inc............................................    44,445  1,799,281
# *  Kolon Life Science, Inc..........................................    60,941  1,193,732
#    Kolon Plastic, Inc...............................................   112,909    457,351
#    Komelon Corp.....................................................    37,331    258,925
#    KoMiCo, Ltd......................................................    36,775    898,335
# *  KONA I Co., Ltd..................................................    92,025  1,315,047
#    Kook Soon Dang Brewery Co., Ltd..................................   102,707    268,110
#    Kopla Co., Ltd...................................................   112,709    291,815
#    Korea Alcohol Industrial Co., Ltd................................   109,537    780,293
     Korea Asset In Trust Co., Ltd....................................   313,877    918,979
#    Korea Autoglass Corp.............................................    70,686  1,021,740
#    Korea Cast Iron Pipe Industries Co., Ltd.........................    75,278    658,357
# *  Korea Circuit Co., Ltd...........................................    93,570    836,327
*    Korea District Heating Corp......................................    26,322  1,110,810
     Korea Electric Terminal Co., Ltd.................................    49,386  1,955,787
#    Korea Electronic Certification Authority, Inc....................   139,013    502,124
#    Korea Electronic Power Industrial Development Co., Ltd...........    71,059    199,198
     Korea Export Packaging Industrial Co., Ltd.......................     5,621     89,462
# *  Korea Flange Co., Ltd............................................    97,231    195,562
#    Korea Fuel-Tech Corp.............................................    46,115    121,671
#    Korea Industrial Co., Ltd........................................    88,039    272,073
*    Korea Information & Communications Co., Ltd......................   108,101    759,238
#    Korea Information Certificate Authority, Inc.....................   143,355    450,518
*    Korea Line Corp..................................................   108,119  2,060,140
# *  Korea Materials & Analysis Corp..................................    41,315    390,312
     Korea Petrochemical Ind Co., Ltd.................................    28,352  2,894,532
     Korea Real Estate Investment & Trust Co., Ltd.................... 1,092,399  2,073,317
#    Korea United Pharm, Inc..........................................    83,831  1,394,075

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
SOUTH KOREA -- (Continued)
     Korean Reinsurance Co............................................ 581,400 $3,961,193
     Kortek Corp......................................................  85,859    911,816
# *  KPM Tech Co., Ltd................................................ 113,288     99,817
#    KPX Chemical Co., Ltd............................................  17,515    811,273
# *  KSIGN Co., Ltd................................................... 353,784    386,428
#    KSS LINE, Ltd.................................................... 117,050    723,249
*    KT Hitel Co., Ltd................................................ 110,032    580,347
     KT Skylife Co., Ltd.............................................. 190,391  1,422,480
#    KT Submarine Co., Ltd............................................ 120,610    300,683
# *  KTB Investment & Securities Co., Ltd............................. 401,713    796,878
     KTCS Corp........................................................ 270,563    480,362
     Ktis Corp........................................................ 212,059    403,565
# *  Kuk Young G&M.................................................... 186,943    203,587
#    Kukbo Design Co., Ltd............................................  30,951    407,081
#    Kukdo Chemical Co., Ltd..........................................  25,112  1,021,518
#    Kukdong Oil & Chemicals Co., Ltd.................................  89,179    260,549
# *  Kuk-il Paper Manufacturing Co., Ltd.............................. 596,800  2,957,836
#    Kum Yang Co., Ltd................................................  95,714    189,096
#    Kumho Industrial Co., Ltd........................................ 201,253  2,092,552
# *  Kumho Tire Co., Inc.............................................. 646,850  2,349,637
#    Kumkang Kind Co., Ltd............................................ 106,055    355,392
#    Kwang Dong Pharmaceutical Co., Ltd............................... 299,287  1,763,303
# *  Kwang Myung Electric Co., Ltd.................................... 317,791    591,300
#    Kyeryong Construction Industrial Co., Ltd........................  33,110    617,697
     Kyobo Securities Co., Ltd........................................ 164,966  1,285,528
#    Kyongbo Pharmaceutical Co., Ltd..................................  90,650    653,332
     Kyung Dong Navien Co., Ltd.......................................  48,128  1,807,574
# *  Kyung Nam Pharm Co., Ltd.........................................  62,169    172,328
     Kyung Nong Corp..................................................  35,483    387,902
#    Kyungbang Co., Ltd...............................................  90,006    774,326
     KyungDong City Gas Co., Ltd......................................  22,772    509,903
#    KyungDong Invest Co., Ltd........................................   8,652    240,524
     Kyungdong Pharm Co., Ltd......................................... 129,644    874,403
#    Kyung-In Synthetic Corp.......................................... 256,198  1,915,621
#    L&F Co., Ltd..................................................... 116,425  2,277,878
*    L&K Biomed Co., Ltd..............................................  26,992    121,974
# *  LabGenomics Co., Ltd.............................................  49,913    245,214
# *  LB Semicon, Inc.................................................. 280,854  1,875,307
#    LEADCORP, Inc. (The)............................................. 150,534    727,275
*    Leaders Cosmetics Co., Ltd....................................... 103,385    543,231
# *  Lee Ku Industrial Co., Ltd....................................... 223,689    305,380
     LEENO Industrial, Inc............................................  79,506  3,625,689
# *  Leenos Corp...................................................... 229,858    259,356
     LF Corp.......................................................... 168,147  2,836,788
     LG Hausys, Ltd...................................................  56,851  2,906,240
     LG International Corp............................................ 280,998  3,745,836
     LIG Nex1 Co., Ltd................................................  95,228  2,750,851
#    Lion Chemtech Co., Ltd...........................................  72,991    527,414
# *  LIS Co., Ltd.....................................................  61,215    647,506
# *  Liveplex Co., Ltd................................................ 656,520    488,415
#    LMS Co., Ltd.....................................................  51,354  1,158,149
     Lock & Lock Co., Ltd............................................. 158,369  1,604,215
# *  LONGTU KOREA, Inc................................................ 102,159    549,552
#    LOT Vacuum Co., Ltd..............................................  76,658    557,985
     Lotte Chilsung Beverage Co., Ltd.................................  11,162  1,314,784
     Lotte Confectionery Co., Ltd.....................................   1,976    238,596
     LOTTE Fine Chemical Co., Ltd..................................... 123,078  4,666,644
     Lotte Food Co., Ltd..............................................   3,618  1,340,781
     LOTTE Himart Co., Ltd............................................  62,911  1,636,060

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
*    Lotte Non-Life Insurance Co., Ltd................................   573,001 $1,087,378
# *  Lotte Tour Development Co., Ltd..................................   127,611  1,420,621
#    LS Cable & System Asia, Ltd......................................    78,048    483,926
     LS Industrial Systems Co., Ltd...................................     4,527    193,453
# *  Lumens Co., Ltd..................................................   362,528    659,522
# *  Lutronic Corp....................................................   166,662  1,170,768
# *  LVMC Holdings....................................................   254,936    977,469
# *  Macrogen, Inc....................................................    76,706  1,607,497
     Maeil Holdings Co., Ltd..........................................    67,408    651,274
# *  Magicmicro Co., Ltd..............................................   415,153    364,700
#    MAKUS, Inc.......................................................    21,923     69,207
# *  Maniker Co., Ltd.................................................   373,806    267,169
#    Mcnex Co., Ltd...................................................    96,753  2,018,994
# *  ME2ON Co., Ltd...................................................   190,228  1,052,324
# *  Mediana Co., Ltd.................................................    35,251    238,367
*    Medipost Co., Ltd................................................    15,546    431,656
#    Meerecompany, Inc................................................    27,462    922,848
#    MegaStudy Co., Ltd...............................................    64,566    704,956
     MegaStudyEdu Co., Ltd............................................    65,798  2,064,854
# *  Melfas, Inc......................................................   166,086    305,300
#    META BIOMED Co., Ltd.............................................   157,118    356,556
# *  Metalabs Co., Ltd................................................   146,421    159,366
# *  Mgame Corp.......................................................   132,226    388,729
     Mi Chang Oil Industrial Co., Ltd.................................     6,392    437,378
#    MiCo, Ltd........................................................   222,497  1,109,875
# *  Microfriend, Inc.................................................    41,780    194,034
#    Minwise Co., Ltd.................................................    70,028    990,938
     Mirae Asset Life Insurance Co., Ltd..............................   710,270  2,443,481
# *  Mirae Corp....................................................... 5,388,167    811,871
#    Miwon Chemicals Co., Ltd.........................................     3,853    140,088
     Miwon Commercial Co., Ltd........................................     4,834    236,793
#    Miwon Specialty Chemical Co., Ltd................................    13,243    812,755
#    MK Electron Co., Ltd.............................................   125,244    838,429
# *  MNTech Co., Ltd..................................................   145,586    388,606
#    Mobase Co., Ltd..................................................   112,618    437,009
# *  Mobile Appliance, Inc............................................    87,251    415,473
     Modetour Network, Inc............................................   130,656  1,768,217
#    Monalisa Co., Ltd................................................   104,413    386,861
#    MonAmi Co., Ltd..................................................   104,161    385,133
#    Moorim P&P Co., Ltd..............................................   199,526    763,059
     Moorim Paper Co., Ltd............................................   166,723    371,571
#    Motonic Corp.....................................................    84,472    608,684
# *  MP Group, Inc....................................................   151,072     32,015
#    MS Autotech Co., Ltd.............................................   143,953    755,459
#    Muhak Co., Ltd...................................................   122,263    947,886
#    Multicampus Co., Ltd.............................................    19,542    606,474
# *  MyungMoon Pharm Co., Ltd.........................................   158,796    624,086
#    Nam Hwa Construction Co., Ltd....................................    37,268    262,871
#    Namhae Chemical Corp.............................................   239,927  1,708,296
# *  NamKwang Engineering & Construction Co., Ltd.....................    24,008    233,841
# *  Namsun Aluminum Co., Ltd.........................................   470,435  1,571,473
# *  Namuga Co., Ltd..................................................     9,117    292,329
     Namyang Dairy Products Co., Ltd..................................     3,096  1,253,175
# *  Nano Chem Tech, Inc..............................................   123,768    265,369
# *  NanoenTek, Inc...................................................    97,625    396,395
#    Nasmedia Co., Ltd................................................    31,278    779,691
# *  Nature & Environment Co., Ltd....................................   384,677    338,447
     NeoPharm Co., Ltd................................................    35,791  1,488,352
# *  Neowiz...........................................................   114,979  1,686,208

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
# *  NEOWIZ HOLDINGS Corp.............................................    42,417 $  541,544
#    NEPES Corp.......................................................   130,637  3,117,169
# *  Neuros Co., Ltd..................................................   132,787    514,347
# *  New Power Plasma Co., Ltd........................................    34,503    554,291
     Nexen Corp.......................................................   164,802    840,798
     Nexen Tire Corp..................................................   270,530  2,174,111
*    Nexon GT Co., Ltd................................................     5,993     37,407
*    Next Entertainment World Co., Ltd................................   127,809    437,119
#    NextEye Co., Ltd.................................................   197,968    240,344
#    Nexturn Co., Ltd.................................................    53,705    472,901
*    NHN BUGS Corp....................................................    55,774    288,467
*    NHN Corp.........................................................    88,879  4,403,693
#    NHN KCP Corp.....................................................   101,255  1,844,088
     NI Steel Co., Ltd................................................     6,100     11,749
     NICE Holdings Co., Ltd...........................................   142,334  2,373,507
     Nice Information & Telecommunication, Inc........................    47,343  1,269,453
     NICE Information Service Co., Ltd................................   265,548  2,777,166
     NICE Total Cash Management Co., Ltd..............................   156,079    917,904
# *  NK Co., Ltd......................................................   510,585    483,417
#    Nong Shim Holdings Co., Ltd......................................    14,750  1,094,775
#    Nong Woo Bio Co., Ltd............................................    61,787    690,604
#    Noroo Holdings Co., Ltd..........................................    14,784    159,909
#    NOROO Paint & Coatings Co., Ltd..................................    72,675    467,761
     NPC..............................................................    66,771    228,606
     NS Shopping Co., Ltd.............................................   138,388  1,157,358
# *  nTels Co., Ltd...................................................    24,999    258,418
#    Nuri Telecom Co., Ltd............................................    57,184    287,174
# *  NUVOTEC Co., Ltd.................................................   153,125    161,097
#    Oceanbridge Co., Ltd.............................................    19,278    170,358
# *  Omnisystem Co., Ltd..............................................   287,741    441,171
#    Openbase, Inc....................................................   183,847    493,773
#    Opto Device Technology Co., Ltd..................................    76,275    329,929
#    OptoElectronics Solutions Co., Ltd...............................    38,837  1,661,733
#    OPTRON-TEC, Inc..................................................   154,117    748,789
# *  Orbitech Co., Ltd................................................   159,009    546,995
*    Orientbio, Inc................................................... 1,249,881    461,752
     Orion Holdings Corp..............................................   126,204  1,713,429
# *  OSANGJAIEL Co., Ltd..............................................    95,462    562,784
*    Osstem Implant Co., Ltd..........................................    91,880  3,149,878
# *  Osung Advanced Materials Co., Ltd................................   278,129    590,640
#    Paik Kwang Industrial Co., Ltd...................................   153,313    328,274
     Pang Rim Co., Ltd................................................   101,740    175,826
#    Pan-Pacific Co., Ltd.............................................   249,450    593,575
# *  PaperCorea, Inc..................................................   237,569    119,379
#    Partron Co., Ltd.................................................   294,945  2,990,896
# *  Paru Co., Ltd....................................................   257,213    532,781
*    Paxnet Co., Ltd..................................................    34,818    256,713
# *  People & Technology, Inc.........................................   123,130    760,879
     Pharma Research Products Co., Ltd................................    38,787  1,107,895
# *  Pharmicell Co., Ltd..............................................   118,646    877,030
# *  Phoenix Materials Co., Ltd.......................................   304,133    175,407
#    PNE Solution Co., Ltd............................................    79,979    671,311
# *  Pobis TNC Co., Ltd...............................................   250,451    326,214
*    POLUS BioPharm, Inc..............................................    42,209     44,442
#    Poongsan Corp....................................................   167,563  2,889,888
#    Poongsan Holdings Corp...........................................    34,674    994,274
     POSCO Coated & Color Steel Co., Ltd..............................    20,770    320,171
     Posco ICT Co., Ltd...............................................   423,426  1,741,972
#    Posco M-Tech Co., Ltd............................................   196,627    841,978

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES   VALUE>>
                                                                       ------- ----------
SOUTH KOREA -- (Continued)
# *  Power Logics Co., Ltd............................................ 204,736 $1,685,451
#    Protec Co., Ltd..................................................  46,463    712,970
#    PS TEC Co., Ltd.................................................. 102,079    328,476
     PSK Holdings, Inc................................................   7,168     50,915
# *  PSK, Inc.........................................................  90,057  1,295,628
#    Pulmuone Co., Ltd................................................ 101,534    765,519
#    Pungkuk Alcohol Industry Co., Ltd................................  39,040    592,762
#    Pyeong Hwa Automotive Co., Ltd...................................  79,177    678,563
# *  RaonSecure Co., Ltd.............................................. 235,194    598,049
     Rayence Co., Ltd.................................................  21,966    218,473
*    Redrover Co., Ltd................................................ 335,561    175,936
#    Reyon Pharmaceutical Co., Ltd....................................  57,375    747,744
     RFHIC Corp.......................................................  35,138  1,103,297
# *  RFTech Co., Ltd.................................................. 166,961  1,107,298
#    Robostar Co., Ltd................................................  49,956    780,564
*    Rorze Systems Corp...............................................  12,806     52,213
#    Rsupport Co., Ltd................................................  59,819    147,229
#    S Net Systems, Inc............................................... 100,072    603,814
#    S&S Tech Corp.................................................... 126,918  1,050,471
# *  S&T Corp.........................................................  13,299    199,888
     S&T Dynamics Co., Ltd............................................ 190,917    977,239
     S&T Holdings Co., Ltd............................................  65,647    888,824
     S&T Motiv Co., Ltd...............................................  85,853  3,352,669
# *  S.Y. Co., Ltd.................................................... 125,687    439,030
#    Sajo Industries Co., Ltd.........................................  23,787    796,518
# *  Sajodongaone Co., Ltd............................................ 256,108    229,900
     Sam Chun Dang Pharm Co., Ltd..................................... 107,741  3,101,006
# *  SAM KANG M&T Co., Ltd............................................ 103,756    356,041
     Sam Young Electronics Co., Ltd...................................  95,284    714,881
#    Sam Yung Trading Co., Ltd........................................  91,415  1,243,709
#    Sam-A Pharm Co., Ltd.............................................   4,439     60,572
     Sambo Corrugated Board Co., Ltd..................................   7,239     51,034
#    Sambo Motors Co., Ltd............................................  76,305    390,350
# *  Sambon Electronics Co., Ltd...................................... 284,390    648,054
     Samchully Co., Ltd...............................................  23,524  1,704,758
# *  Samchuly Bicycle Co., Ltd........................................  61,158    287,834
#    Samho Development Co., Ltd....................................... 156,941    598,736
#    Samho International Co., Ltd.....................................  40,486    712,150
#    SAMHWA Paints Industrial Co., Ltd................................  83,835    369,619
#    Samick Musical Instruments Co., Ltd.............................. 446,088    670,734
#    Samick THK Co., Ltd..............................................  74,530    798,609
#    Samil Pharmaceutical Co., Ltd....................................  34,462    610,467
     Samji Electronics Co., Ltd.......................................  84,389    747,466
#    Samjin LND Co., Ltd..............................................  98,862    176,499
     Samjin Pharmaceutical Co., Ltd...................................  77,460  1,707,887
#    Samkee Automotive Co., Ltd....................................... 179,493    389,651
#    Samkwang Glass Co., Ltd..........................................  25,070    632,269
#    Sammok S-Form Co., Ltd...........................................  31,502    251,859
# *  SAMPYO Cement Co., Ltd........................................... 231,777    657,937
     Samsung Climate Control Co., Ltd.................................   3,552     26,332
# *  Samsung Pharmaceutical Co., Ltd.................................. 296,288  1,018,004
#    Samsung Publishing Co., Ltd......................................  33,817    549,390
#    SAMT Co., Ltd.................................................... 388,498    728,872
#    Samwha Capacitor Co., Ltd........................................  63,837  2,704,988
#    Samwha Electric Co., Ltd.........................................  34,786    427,836
     Samyang Corp.....................................................  32,077  1,331,523
#    Samyang Foods Co., Ltd...........................................  25,215  1,908,400
     Samyang Holdings Corp............................................  35,424  1,928,156
#    Samyang Tongsang Co., Ltd........................................  14,426    738,936

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
#    Samyoung M-Tek Co., Ltd..........................................    10,739 $   31,870
#    Sang-A Frontec Co., Ltd..........................................    60,793    843,898
# *  Sangbo Corp......................................................   273,187    282,813
# *  Sangsangin Co., Ltd..............................................   328,526  3,408,719
*    Sangsangin Industry Co., Ltd.....................................    13,845     20,230
     Sangsin Brake....................................................    47,715    156,023
#    Sangsin Energy Display Precision Co., Ltd........................    74,772    572,296
#    SaraminHR Co., Ltd...............................................    46,142  1,125,271
#    Satrec Initiative Co., Ltd.......................................    43,202    726,209
#    SAVEZONE I&C Corp................................................   118,777    344,329
# *  SBI Investment Korea Co., Ltd....................................   753,154    451,883
*    SBS Media Holdings Co., Ltd......................................   396,565    669,327
# *  SBW..............................................................   910,924    804,968
# *  S-Connect Co., Ltd...............................................   412,236    591,445
# *  SD Biotechnologies Co., Ltd......................................    86,357    382,344
# *  SDN Co., Ltd.....................................................   374,984    591,737
     Seah Besteel Corp................................................   116,795  1,607,032
     SeAH Holdings Corp...............................................     5,096    354,996
     SeAH Steel Corp..................................................    13,823    739,370
     SeAH Steel Holdings Corp.........................................    15,520    630,080
     Sebang Co., Ltd..................................................    85,670    829,169
     Sebang Global Battery Co., Ltd...................................    57,816  1,891,286
#    Sebo Manufacturing Engineer Corp.................................    50,252    363,130
#    Secuve Co., Ltd..................................................   175,005    216,527
*    Seegene, Inc.....................................................   155,112  2,823,297
#    Sejin Heavy Industries Co., Ltd..................................    45,765    200,201
#    Sejong Industrial Co., Ltd.......................................    78,586    288,685
*    Sejong Telecom, Inc.............................................. 2,581,865    869,549
# *  Sejoong Co., Ltd.................................................    80,478    210,716
# *  Sekonix Co., Ltd.................................................    84,992    506,027
# *  Selvas AI, Inc...................................................   179,027    436,238
#    Sempio Foods Co..................................................    14,221    360,472
#    Semyung Electric Machinery Co., Ltd..............................    76,449    302,595
#    S-Energy Co., Ltd................................................    89,497    291,033
*    Seobu T&D........................................................   262,250  1,737,667
#    Seohan Co., Ltd..................................................   696,802    762,041
#    Seohee Construction Co., Ltd..................................... 1,253,684  1,226,799
     Seojin System Co., Ltd...........................................     7,450    194,546
#    Seondo Electric Co., Ltd.........................................    91,667    246,876
#    Seoul Auction Co., Ltd...........................................    90,789    406,881
# *  Seoul Electronics & Telecom......................................   269,734    276,538
# *  Seoul Food Industrial Co., Ltd................................... 2,476,815    368,910
# *  Seoul Pharma Co., Ltd............................................    56,814    321,481
     Seoul Semiconductor Co., Ltd.....................................   304,747  3,501,866
*    Seouleaguer Co., Ltd.............................................   113,345    160,657
#    Seoulin Bioscience Co., Ltd......................................    28,534    210,965
#    Seowon Co., Ltd..................................................   158,377    150,273
#    SEOWONINTECH Co., Ltd............................................    91,951    481,862
#    Seoyon Co., Ltd..................................................   108,844    304,899
#    Seoyon E-Hwa Co., Ltd............................................    96,108    465,002
#    Sewha P&C, Inc...................................................   111,502    274,128
# *  Sewon Cellontech Co., Ltd........................................   398,912  1,026,561
     Sewon Precision Industry Co., Ltd................................    25,563    177,751
#    SEWOONMEDICAL Co., Ltd...........................................   171,507    491,980
     SFA Engineering Corp.............................................   136,503  4,891,978
# *  SFA Semicon Co., Ltd.............................................   541,278  1,625,704
# *  SFC Co., Ltd.....................................................   290,874    340,326
# *  SG Corp..........................................................   861,294    712,030
# *  SG&G Corp........................................................   178,205    297,328

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
#    SH Energy & Chemical Co., Ltd....................................   681,236 $  606,900
# *  Shin Poong Pharmaceutical Co., Ltd...............................   274,427  1,549,336
     Shindaeyang Paper Co., Ltd.......................................    12,266    659,679
#    Shinil Industrial Co., Ltd.......................................   587,708    861,232
#    Shinsegae Engineering & Construction Co., Ltd....................    21,969    459,923
#    Shinsegae Food Co., Ltd..........................................    16,475  1,011,036
#    Shinsegae Information & Communication Co., Ltd...................     7,559    701,768
     Shinsegae International, Inc.....................................    16,759  2,853,952
# *  Shinsung E&G Co., Ltd............................................   907,709    714,307
# *  Shinsung Tongsang Co., Ltd.......................................   467,967    668,080
# *  Shinwha Intertek Corp............................................   245,476    754,734
# *  Shinwon Construction Co., Ltd....................................    96,617    319,299
# *  Shinwon Corp.....................................................   442,259    769,653
#    Shinyoung Securities Co., Ltd....................................    33,458  1,588,790
#    SHOWBOX Corp.....................................................   255,126    734,107
# *  Signetics Corp...................................................   450,335    419,138
#    SIGONG TECH Co., Ltd.............................................    93,198    393,233
     Silicon Works Co., Ltd...........................................    89,032  2,547,482
#    Silla Co., Ltd...................................................    55,354    577,299
#    SIMMTECH Co., Ltd................................................   113,807    927,022
     Simmtech Holding Co., Ltd........................................   126,986    172,915
#    SIMPAC, Inc......................................................   114,590    321,944
     Sindoh Co., Ltd..................................................    40,874  1,344,915
     Sinil Pharm Co., Ltd.............................................     1,227      9,276
#    SinSin Pharmaceutical Co., Ltd...................................    60,923    329,887
#    SK Bioland Co., Ltd..............................................    88,938  1,151,368
     SK Chemicals Co., Ltd............................................    24,018    973,035
#    SK D&D Co., Ltd..................................................    61,345  1,524,255
     SK Discovery Co., Ltd............................................    62,178  1,198,091
#    SK Gas, Ltd......................................................    35,778  2,580,524
     SK Networks Co., Ltd............................................. 1,121,588  5,594,392
     SK Securities Co., Ltd........................................... 3,785,219  1,949,255
     SKC Co., Ltd.....................................................    68,350  2,606,958
# *  SKC Solmics Co., Ltd.............................................   235,187    644,512
#    SKCKOLONPI, Inc..................................................   123,138  3,630,663
     SL Corp..........................................................   116,221  2,095,191
# *  SM Culture & Contents Co., Ltd...................................   324,599    456,417
# *  SM Entertainment Co..............................................   153,231  4,873,040
# *  S-MAC Co., Ltd................................................... 1,016,327    700,572
*    SMARK Co., Ltd...................................................    45,350     14,588
#    SMCore, Inc......................................................   109,478    778,526
#    SMEC Co., Ltd....................................................   216,193    464,727
*    SNTEKBM Co., Ltd.................................................     3,498      7,812
# *  SNU Precision Co., Ltd...........................................   165,332    384,834
# *  Solborn, Inc.....................................................   137,765    539,978
# *  Solco Biomedical Co., Ltd........................................ 1,434,759    282,351
# *  Solid, Inc.......................................................   229,788  1,035,734
#    Songwon Industrial Co., Ltd......................................   142,525  1,887,170
# *  Sonokong Co., Ltd................................................   170,581    236,958
# *  Soosan Heavy Industries Co., Ltd.................................   206,213    280,115
#    Soulbrain Co., Ltd...............................................    87,340  5,650,502
     SPC Samlip Co., Ltd..............................................    18,775  1,478,984
#    SPG Co., Ltd.....................................................   130,253    818,924
#    Spigen Korea Co., Ltd............................................    23,443  1,134,962
# *  Ssangyong Motor Co...............................................   342,624    672,719
     ST Pharm Co., Ltd................................................    65,312  1,030,203
#    Suheung Co., Ltd.................................................    54,204  1,537,965
     Sun Kwang Co., Ltd...............................................    24,809    334,095
#    Sunchang Corp....................................................    55,687    207,858

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
# *  SundayToz Corp...................................................    43,325 $  746,078
     Sung Bo Chemicals Co., Ltd.......................................    89,031    371,089
#    Sung Kwang Bend Co., Ltd.........................................   158,997  1,350,773
# *  Sungchang Enterprise Holdings, Ltd...............................   514,267    758,704
     Sungdo Engineering & Construction Co., Ltd.......................    96,060    381,664
#    Sungshin Cement Co., Ltd.........................................   145,390    996,052
     Sungwoo Hitech Co., Ltd..........................................   444,680  1,321,998
#    Sunjin Co., Ltd..................................................   116,336    960,952
# *  Sunny Electronics Corp...........................................   208,190    677,949
*    Supex BNP Co., Ltd...............................................   225,518     72,520
# *  Suprema HQ, Inc..................................................    36,612    180,335
# *  Suprema, Inc.....................................................    36,649    782,777
     SurplusGlobal, Inc...............................................    14,061     27,667
*    Synergy Innovation Co., Ltd......................................   105,399    186,532
# *  Synopex, Inc.....................................................   552,009  1,402,062
#    Systems Technology, Inc..........................................    93,403  1,391,382
#    Tae Kyung Industrial Co., Ltd....................................    55,377    262,579
     Taekwang Industrial Co., Ltd.....................................     2,517  2,373,221
# *  Taewoong Co., Ltd................................................    86,399    803,928
#    Taeyoung Engineering & Construction Co., Ltd.....................   339,073  3,779,724
*    Taihan Electric Wire Co., Ltd.................................... 1,276,968    699,007
# *  Taihan Fiberoptics Co., Ltd......................................   455,943  1,568,293
     Taihan Textile Co., Ltd..........................................     1,976     32,421
#    Tailim Packaging Co., Ltd........................................   119,701    492,152
# *  TBH Global Co., Ltd..............................................   131,435    320,655
#    TechWing, Inc....................................................   113,770  1,076,221
*    Tego Science, Inc................................................       917     19,465
*    Telcon RF Pharmaceutical, Inc....................................   160,433    908,282
#    Telechips, Inc...................................................    59,054    634,187
#    TES Co., Ltd.....................................................   112,570  1,979,488
#    Tesna Co., Ltd...................................................    40,112  1,402,151
# *  Theragen Etex Co., Ltd...........................................   205,088  1,475,032
# *  Thinkware Systems Corp...........................................    59,508    390,613
# *  TK Chemical Corp.................................................   402,371    948,939
#    TK Corp..........................................................   132,658  1,143,089
# *  TOBESOFT Co., Ltd................................................   120,531    252,831
#    Tokai Carbon Korea Co., Ltd......................................    38,778  1,777,608
#    Tong Yang Moolsan Co., Ltd.......................................   707,700    521,983
     Tongyang Life Insurance Co., Ltd.................................   337,737  1,063,591
# *  Tongyang Networks Corp...........................................   133,420     98,432
*    Tongyang pile, Inc...............................................     3,387     10,462
#    Tongyang, Inc.................................................... 1,395,988  1,720,199
#    Tonymoly Co., Ltd................................................    48,437    442,058
#    Top Engineering Co., Ltd.........................................    82,138    625,336
#    Toptec Co., Ltd..................................................   162,584  1,137,649
     Tovis Co., Ltd...................................................   124,752    792,031
#    TS Corp..........................................................    29,662    470,769
# *  T'way Holdings, Inc..............................................   280,509    412,707
#    UBCare Co., Ltd..................................................   213,587  1,018,200
#    Ubiquoss Holdings, Inc...........................................    66,414  1,340,944
#    Ubiquoss, Inc....................................................    26,219    667,614
#    UIL Co., Ltd.....................................................   100,293    441,246
#    Uju Electronics Co., Ltd.........................................    57,321    394,366
# *  Uni-Chem Co., Ltd................................................   349,887    616,627
# *  Unick Corp.......................................................    67,234    373,716
#    Unid Co., Ltd....................................................    45,312  1,814,724
#    Union Semiconductor Equipment & Materials Co., Ltd...............   202,255    835,762
#    Uniquest Corp....................................................   110,923    656,313
# *  Unison Co., Ltd..................................................   554,510    394,035

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
SOUTH KOREA -- (Continued)
# *  Unitekno Co., Ltd................................................    17,561 $  157,027
#    UniTest, Inc.....................................................   124,888  1,601,522
     Value Added Technology Co., Ltd..................................    75,672  1,622,195
#    Very Good Tour Co., Ltd..........................................    51,748    270,954
     Viatron Technologies, Inc........................................    86,093    696,514
#    VICTEK Co., Ltd..................................................   129,990    312,280
     Vieworks Co., Ltd................................................    65,044  1,350,777
#    Visang Education, Inc............................................    54,760    386,608
#    Vitzro Tech Co., Ltd.............................................    11,550     55,347
# *  Vitzrocell Co., Ltd..............................................   106,295  1,222,067
# *  VitzroSys Co., Ltd...............................................   289,611     90,546
# *  W Holding Co., Ltd...............................................   971,568    287,695
*    Webzen, Inc......................................................   127,638  1,823,104
# *  Welcron Co., Ltd.................................................   189,702    633,687
#    Wemade Co., Ltd..................................................    75,166  1,694,992
#    Whanin Pharmaceutical Co., Ltd...................................   115,816  1,632,798
# *  WillBes & Co. (The)..............................................   395,146    469,565
#    Winix, Inc.......................................................    69,947  1,626,179
#    Wins Co., Ltd....................................................    48,966    544,301
#    WiSoL Co., Ltd...................................................   150,568  1,922,336
# *  WIZIT Co., Ltd...................................................   601,253    479,041
*    Won Ik Corp......................................................     8,055     26,974
# *  WONIK CUBE Corp..................................................   186,576    356,373
*    Wonik Holdings Co., Ltd..........................................   285,104  1,097,776
     WONIK IPS Co., Ltd...............................................   242,829  6,895,995
#    Wonik Materials Co., Ltd.........................................    62,069  1,480,272
# *  Wonik QnC Corp...................................................   125,673  1,371,223
*    Woojin, Inc......................................................     2,070      8,761
*    Woongjin Co., Ltd................................................   106,776    142,959
# *  Woongjin Energy Co., Ltd.........................................   130,463     76,868
*    Woongjin Thinkbig Co., Ltd.......................................   102,449    234,086
# *  Woori Investment Bank Co., Ltd................................... 2,866,092  1,606,476
     Woori Technology Investment Co., Ltd.............................   439,468  1,105,613
# *  Woori Technology, Inc............................................   758,362    565,485
# *  Wooridul Pharmaceutical, Ltd.....................................    95,354    491,601
# *  Wooriro Co., Ltd.................................................    16,683     40,342
#    Woorison F&G Co., Ltd............................................   148,048    254,372
#    Woory Industrial Co., Ltd........................................    47,038    845,766
#    Wooshin Systems Co., Ltd.........................................    87,771    334,649
# *  Woosu AMS Co., Ltd...............................................   139,479    371,786
# *  WooSung Feed Co., Ltd............................................   171,724    458,616
# *  Woowon Development Co., Ltd......................................    30,318    106,800
#    Worldex Industry & Trading Co., Ltd..............................    49,210    318,722
     Y G-1 Co., Ltd...................................................   151,534    981,375
# *  YeaRimDang Publishing Co., Ltd...................................   110,224    368,630
# *  Yeong Hwa Metal Co., Ltd.........................................   195,869    223,886
     YES24 Co., Ltd...................................................    58,265    337,162
# *  Yest Co., Ltd....................................................    54,484    492,115
#    YG Entertainment, Inc............................................    93,654  2,156,672
# *  YG PLUS..........................................................   174,306    193,251
# *  YIK Corp.........................................................   150,715    341,485
# *  YJM Games Co., Ltd...............................................   291,334    437,065
#    YMC Co., Ltd.....................................................   114,353    394,906
*    Yonwoo Co., Ltd..................................................    33,958    703,097
#    Yoosung Enterprise Co., Ltd......................................   146,134    342,875
#    YooSung T&S Co., Ltd.............................................   106,473    282,109
     Youlchon Chemical Co., Ltd.......................................    85,563    990,882
#    Young Heung Iron & Steel Co., Ltd................................   241,560    217,560
# *  Young In Frontier Co., Ltd.......................................    81,993    679,369

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH KOREA -- (Continued)
     Young Poong Corp.................................................       473 $    247,732
#    Young Poong Precision Corp.......................................    88,201      634,513
     Youngone Corp....................................................       718       21,418
     Youngone Holdings Co., Ltd.......................................    38,622    1,742,673
# *  YoungWoo DSP Co., Ltd............................................   197,393      262,212
     YTN Co., Ltd.....................................................    73,837      119,903
*    Yuanta Securities Korea Co., Ltd.................................   855,080    1,882,907
#    YuHwa Securities Co., Ltd........................................    19,251      204,174
# *  Yujin Robot Co., Ltd.............................................   137,792      359,552
*    Yungjin Pharmaceutical Co., Ltd..................................   518,587    2,376,732
# *  Yuyang DNU Co., Ltd..............................................   142,996      691,348
     Yuyu Pharma, Inc.................................................     1,676       16,478
#    Zeus Co., Ltd....................................................    53,658      547,957
*    Zungwon En-Sys, Inc..............................................    70,265       81,617
                                                                                 ------------
TOTAL SOUTH KOREA.....................................................            955,041,081
                                                                                 ------------
TAIWAN -- (18.8%)
     ABC Taiwan Electronics Corp......................................   536,977      377,506
#    Ability Enterprise Co., Ltd...................................... 1,872,293    1,036,496
#    Ability Opto-Electronics Technology Co., Ltd.....................   486,776      799,820
     AcBel Polytech, Inc.............................................. 3,170,599    2,308,837
     Ace Pillar Co., Ltd..............................................   448,000      340,098
#    ACES Electronic Co., Ltd.........................................   738,000      640,720
*    Acon Holding, Inc................................................ 1,294,000      346,520
     Acter Group Corp., Ltd...........................................   319,302    1,759,885
     Action Electronics Co., Ltd...................................... 1,395,000      333,473
#    Actron Technology Corp...........................................   569,320    1,724,605
#    A-DATA Technology Co., Ltd....................................... 1,685,879    2,797,209
     Addcn Technology Co., Ltd........................................   117,299      958,701
#    Adlink Technology, Inc...........................................   858,031    1,345,774
     Advanced Ceramic X Corp..........................................   313,000    2,580,483
     Advanced International Multitech Co., Ltd........................   888,000    1,182,904
*    Advanced Lithium Electrochemistry Cayman Co., Ltd................   804,796      423,501
*    Advanced Optoelectronic Technology, Inc..........................   642,000      327,174
#    Advanced Power Electronics Corp..................................   113,000      107,751
     Advanced Wireless Semiconductor Co...............................   989,000    3,516,934
#    Advancetek Enterprise Co., Ltd................................... 1,403,519      790,334
     AEON Motor Co., Ltd..............................................    10,800       13,797
     Aerospace Industrial Development Corp............................ 1,955,000    2,035,528
# *  AGV Products Corp................................................ 3,439,433      781,761
*    Airmate Cayman International Co., Ltd............................     7,000        7,153
#    Alchip Technologies, Ltd.........................................   343,000    2,095,042
     Alcor Micro Corp.................................................   278,000      132,667
     Alexander Marine Co., Ltd........................................    17,000       25,173
*    ALI Corp......................................................... 2,225,000      931,941
     All Ring Tech Co., Ltd...........................................   476,000      628,338
#    Allied Circuit Co., Ltd..........................................   194,000      577,281
#    Allis Electric Co., Ltd.......................................... 1,231,880      680,811
#    Alltek Technology Corp........................................... 1,115,750      706,944
#    Alltop Technology Co., Ltd.......................................   417,000    1,028,362
     Alpha Networks, Inc.............................................. 2,040,386    1,505,724
     Altek Corp....................................................... 2,032,945    1,570,658
     Amazing Microelectronic Corp.....................................   450,053    1,264,910
     Ambassador Hotel (The)........................................... 1,701,000    1,337,784
*    AMICCOM Electronics Corp.........................................   311,000      279,150
     Ampire Co., Ltd..................................................   678,000      475,009
     AMPOC Far-East Co., Ltd..........................................   685,444      638,381
*    AmTRAN Technology Co., Ltd....................................... 7,236,951    2,608,034
     Anderson Industrial Corp......................................... 1,002,416      293,158

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
TAIWAN -- (Continued)
#    Anpec Electronics Corp...........................................    503,007 $1,227,606
     AP Memory Technology Corp........................................    242,375    366,348
     Apacer Technology, Inc...........................................    662,325    709,972
     APAQ Technology Co., Ltd.........................................    401,120    467,500
     APCB, Inc........................................................    963,000    835,499
#    Apex Biotechnology Corp..........................................    718,483    650,273
#    Apex International Co., Ltd......................................  1,110,470  1,581,686
#    Apex Medical Corp................................................    464,500    361,526
*    Apex Science & Engineering.......................................  1,046,132    418,916
#    Arcadyan Technology Corp.........................................    908,718  2,802,590
     Ardentec Corp....................................................  3,366,274  3,134,488
     Argosy Research, Inc.............................................    408,000    774,499
     Asia Electronic Material Co., Ltd................................    470,000    272,796
     Asia Optical Co., Inc............................................  1,699,000  4,685,518
*    Asia Pacific Telecom Co., Ltd....................................  3,876,000    762,462
*    Asia Plastic Recycling Holding, Ltd..............................  1,699,182    330,010
     Asia Polymer Corp................................................  2,795,232  1,414,749
     Asia Tech Image, Inc.............................................    363,000    631,400
     Asia Vital Components Co., Ltd...................................  2,189,058  2,991,271
#    ASMedia Technology, Inc..........................................    170,424  2,733,199
#    ASPEED Technology, Inc...........................................    157,599  4,118,410
     ASROCK, Inc......................................................    264,000    651,148
     ATE Energy International Co., Ltd................................      9,000      9,731
     Aten International Co., Ltd......................................    655,479  1,856,987
     Audix Corp.......................................................    592,600    768,449
#    AURAS Technology Co., Ltd........................................    378,148  2,847,327
     Aurona Industries, Inc...........................................    490,000    299,650
     Aurora Corp......................................................    510,349  1,576,380
     Avalue Technology, Inc...........................................    320,000    843,838
     Avermedia Technologies...........................................  1,411,446    498,497
     AVY Precision Technology, Inc....................................    630,162    693,976
#    Awea Mechantronic Co., Ltd.......................................    273,210    257,846
     Axiomtek Co., Ltd................................................    413,000    790,131
# *  Azurewave Technologies, Inc......................................    457,000    285,995
     Bank of Kaohsiung Co., Ltd.......................................  3,653,693  1,150,006
     Baolong International Co., Ltd...................................    436,000    192,569
     Basso Industry Corp..............................................    930,900  1,494,152
     BenQ Materials Corp..............................................  1,290,000    791,013
#    BES Engineering Corp............................................. 11,253,750  3,005,797
     Bin Chuan Enterprise Co., Ltd....................................    565,070    425,229
     Bionet Corp......................................................    132,000    200,885
     Bionime Corp.....................................................    202,000    392,023
# *  Biostar Microtech International Corp.............................  1,252,975    464,728
#    Bioteque Corp....................................................    375,308  1,607,438
     Bizlink Holding, Inc.............................................    842,492  5,727,560
# *  Boardtek Electronics Corp........................................    893,000    809,758
     Bon Fame Co., Ltd................................................    135,000    240,368
     Bright Led Electronics Corp......................................    809,520    399,254
     Brighton-Best International Taiwan, Inc..........................  1,051,318  1,104,582
     C Sun Manufacturing, Ltd.........................................  1,078,221    919,462
# *  Calin Technology Co., Ltd........................................    122,000    119,182
*    Cameo Communications, Inc........................................  1,675,818    444,320
#    Capital Futures Corp.............................................    747,642  1,055,188
     Capital Securities Corp.......................................... 14,925,501  4,506,953
#    Career Technology MFG. Co., Ltd..................................  2,999,843  3,720,969
*    Carnival Industrial Corp.........................................  1,011,790    324,118
#    Casetek Holdings, Ltd............................................  1,315,571  2,375,029
     Cathay Chemical Works............................................     30,000     17,647
     Cathay Real Estate Development Co., Ltd..........................  4,268,700  3,070,216

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
TAIWAN -- (Continued)
#   Cayman Engley Industrial Co., Ltd................................    237,099 $  750,741
#   CCP Contact Probes Co., Ltd......................................    137,000    170,220
    Celxpert Energy Corp.............................................    629,000    619,814
#   Center Laboratories, Inc.........................................  1,760,584  3,850,299
#   Central Reinsurance Co., Ltd.....................................    965,380    582,404
    Chain Chon Industrial Co., Ltd...................................  1,197,000    353,129
#   ChainQui Construction Development Co., Ltd.......................    617,982    490,999
*   Champion Building Materials Co., Ltd.............................  2,387,851    508,560
#   Chang Wah Electromaterials, Inc..................................    248,905  1,400,755
    Chang Wah Technology Co., Ltd....................................    808,170  1,000,619
#   Channel Well Technology Co., Ltd.................................  1,263,000  1,043,473
    Chant Sincere Co., Ltd...........................................    411,000    347,339
    Charoen Pokphand Enterprise......................................  1,246,985  2,685,413
    Chaun-Choung Technology Corp.....................................    165,000  1,109,887
#   CHC Healthcare Group.............................................    722,000    981,316
#   CHC Resources Corp...............................................    495,282    832,430
#   Chen Full International Co., Ltd.................................    690,000    844,299
#   Chenbro Micom Co., Ltd...........................................    459,000  1,150,747
#   Cheng Loong Corp.................................................  6,197,383  3,694,454
*   Cheng Mei Materials Technology Corp..............................  4,719,900  1,218,978
    Cheng Uei Precision Industry Co., Ltd............................  2,870,331  4,300,015
    Chenming Mold Industry Corp......................................    732,437    329,588
#   Chia Chang Co., Ltd..............................................    775,000    977,957
#   Chia Hsin Cement Corp............................................  2,646,121  1,651,888
    Chian Hsing Forging Industrial Co., Ltd..........................    240,000    435,380
    Chicony Power Technology Co., Ltd................................  1,136,454  2,217,905
#   Chieftek Precision Co., Ltd......................................    423,225  1,261,893
    Chien Kuo Construction Co., Ltd..................................  1,660,312    552,801
#   Chilisin Electronics Corp........................................  1,136,380  3,203,300
    Chime Ball Technology Co., Ltd...................................    203,840    298,322
    China Bills Finance Corp.........................................  5,842,000  2,860,262
    China Chemical & Pharmaceutical Co., Ltd.........................  1,893,000  1,189,593
    China Ecotek Corp................................................    214,000    251,103
    China Electric Manufacturing Corp................................  2,593,900    913,236
#   China Fineblanking Technology Co., Ltd...........................    434,103    462,196
    China General Plastics Corp......................................  2,934,829  2,163,183
    China Glaze Co., Ltd.............................................    507,002    209,862
    China Man-Made Fiber Corp........................................ 12,340,799  3,293,339
#   China Metal Products.............................................  1,987,603  2,054,041
    China Motor Corp.................................................    593,600    807,056
#   China Petrochemical Development Corp............................. 22,284,150  7,423,859
#   China Steel Chemical Corp........................................  1,164,554  4,832,745
#   China Steel Structure Co., Ltd...................................    621,000    499,743
#   China Wire & Cable Co., Ltd......................................    716,160    625,562
#   Chinese Maritime Transport, Ltd..................................    616,594    630,775
#   Ching Feng Home Fashions Co., Ltd................................    615,409    910,995
    Chin-Poon Industrial Co., Ltd....................................  2,773,207  2,809,977
    Chipbond Technology Corp.........................................  3,819,000  7,566,493
    ChipMOS Techinologies, Inc.......................................  2,190,076  2,167,219
    ChipMOS Technologies, Inc., ADR..................................      5,134    100,823
    Chlitina Holding, Ltd............................................    333,000  2,651,322
    Chong Hong Construction Co., Ltd.................................  1,313,666  3,535,870
#   Chun YU Works & Co., Ltd.........................................  1,442,000    937,725
    Chun Yuan Steel Industry Co., Ltd................................  2,655,529    894,153
    Chung Hsin Electric & Machinery Manufacturing Corp...............  2,875,375  1,922,340
#   Chung Hung Steel Corp............................................  6,769,979  2,017,150
    Chung Hwa Food Industrial Co., Ltd...............................     96,850    275,103
    Chung Hwa Pulp Corp..............................................  3,774,405  1,145,897
    Chunghwa Chemical Synthesis & Biotech Co., Ltd...................    139,000    167,568

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
TAIWAN -- (Continued)
     Chunghwa Precision Test Tech Co., Ltd............................     9,000 $   288,442
#    Chyang Sheng Dyeing & Finishing Co., Ltd......................... 1,195,000     512,303
     Cleanaway Co., Ltd...............................................   615,000   3,191,650
     Clevo Co......................................................... 3,736,200   4,518,075
*    CMC Magnetics Corp............................................... 8,586,498   3,208,842
     C-Media Electronics, Inc.........................................   464,000     271,879
*    CoAsia Electronics Corp..........................................   803,397     283,485
#    Coland Holdings, Ltd.............................................   321,000     328,575
     Collins Co., Ltd.................................................   562,431     209,922
     Compeq Manufacturing Co., Ltd.................................... 7,608,000  10,643,134
     Compucase Enterprise.............................................   548,000     476,177
     Concord Securities Co., Ltd...................................... 4,106,723     990,109
#    Concraft Holding Co., Ltd........................................   315,516   1,963,425
     Continental Holdings Corp........................................ 3,066,320   1,510,412
#    Contrel Technology Co., Ltd......................................   976,000     520,339
     Coremax Corp.....................................................   471,275   1,242,046
     Coretronic Corp.................................................. 3,110,200   4,017,782
     Co-Tech Development Corp......................................... 1,202,533   1,706,199
     Cowealth Medical Holding Co., Ltd................................   167,640     239,267
#    Coxon Precise Industrial Co., Ltd................................   819,000     479,646
     Creative Sensor, Inc.............................................   740,000     511,654
# *  CSBC Corp. Taiwan................................................ 1,696,676   1,504,126
     CTCI Corp........................................................ 2,268,000   3,049,118
     C-Tech United Corp...............................................   376,971     265,800
#    Cub Elecparts, Inc...............................................   416,887   3,490,184
     CviLux Corp......................................................   552,040     467,735
     CX Technology Co., Ltd...........................................   313,755     205,290
     Cyberlink Corp...................................................   492,697   1,598,684
#    CyberPower Systems, Inc..........................................   310,000   1,043,672
     CyberTAN Technology, Inc......................................... 2,390,779   1,399,055
     Cypress Technology Co., Ltd......................................   241,700     636,071
#    DA CIN Construction Co., Ltd..................................... 1,226,711     820,080
     Dadi Early-Childhood Education Group, Ltd........................   212,357   1,806,741
     Dafeng TV, Ltd...................................................   482,870     606,117
#    Da-Li Development Co., Ltd....................................... 1,205,382   1,080,480
*    Danen Technology Corp............................................ 1,529,000      88,892
     Darfon Electronics Corp.......................................... 1,568,550   2,101,505
     Darwin Precisions Corp........................................... 3,266,635   1,780,038
     Davicom Semiconductor, Inc.......................................   611,888     336,884
     Daxin Materials Corp.............................................   353,200     975,510
#    De Licacy Industrial Co., Ltd.................................... 2,141,511   1,881,272
#    Delpha Construction Co., Ltd.....................................   809,931     428,038
     Depo Auto Parts Ind Co., Ltd.....................................   785,000   1,593,897
     Der Pao Construction Co., Ltd....................................   902,078           0
     Dimerco Data System Corp.........................................   290,000     383,418
     Dimerco Express Corp.............................................   828,000     668,405
     D-Link Corp...................................................... 4,591,668   1,799,223
     Donpon Precision, Inc............................................   104,000      65,113
     Draytek Corp.....................................................   332,000     306,406
     Dyaco International, Inc.........................................    36,224      46,980
#    DYNACOLOR, Inc...................................................   297,000     328,829
*    Dynamic Electronics Co., Ltd..................................... 1,871,321     948,527
     Dynapack International Technology Corp........................... 1,071,000   2,121,577
     E Ink Holdings, Inc.............................................. 3,485,000   3,419,467
     Eastern Media International Corp................................. 3,491,511   1,174,880
#    ECOVE Environment Corp...........................................   213,000   1,486,313
*    Edimax Technology Co., Ltd....................................... 1,368,108     471,180
     Edison Opto Corp.................................................   829,000     354,488
     Edom Technology Co., Ltd......................................... 1,255,968     824,277

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
TAIWAN -- (Continued)
#    eGalax_eMPIA Technology, Inc.....................................    364,131 $  592,748
     Egis Technology, Inc.............................................    444,000  3,991,155
     Elan Microelectronics Corp.......................................  2,047,400  6,316,604
*    E-Lead Electronic Co., Ltd.......................................    507,942    398,842
#    E-LIFE MALL Corp.................................................    512,000  1,116,569
#    Elite Advanced Laser Corp........................................  1,009,226  1,844,037
#    Elite Material Co., Ltd..........................................  1,989,350  8,263,198
     Elite Semiconductor Memory Technology, Inc.......................  2,053,200  2,149,931
*    Elitegroup Computer Systems Co., Ltd.............................  2,649,254  1,178,700
     eMemory Technology, Inc..........................................    501,000  5,529,082
     Emerging Display Technologies Corp...............................    748,000    426,830
*    ENG Electric Co., Ltd............................................    562,514     54,583
#    Ennoconn Corp....................................................    313,378  2,343,101
#    EnTie Commercial Bank Co., Ltd...................................  2,229,603  1,133,557
*    Epileds Technologies, Inc........................................    584,000    265,571
     Episil Holdings, Inc.............................................    867,000    809,057
     Episil-Precision, Inc............................................    183,000    330,190
#    Epistar Corp.....................................................  7,963,000  7,740,422
     Eslite Spectrum Corp. (The)......................................     72,000    279,246
     Eson Precision Ind. Co., Ltd.....................................    525,000    648,162
     Eternal Materials Co., Ltd.......................................  5,269,985  4,480,023
*    E-Ton Solar Tech Co., Ltd........................................    188,196     13,267
*    Etron Technology, Inc............................................  2,981,000    927,544
     Eurocharm Holdings Co., Ltd......................................    213,000    867,595
# *  Everest Textile Co., Ltd.........................................  2,995,696  1,003,244
     Evergreen International Storage & Transport Corp.................  4,002,000  1,843,468
     Everlight Chemical Industrial Corp...............................  3,474,606  1,825,334
     Everlight Electronics Co., Ltd...................................  3,203,000  2,938,413
# *  Everspring Industry Co., Ltd.....................................  1,017,000    368,856
#    Excellence Opto, Inc.............................................     72,000     55,752
     Excelsior Medical Co., Ltd.......................................    670,217  1,177,410
     EZconn Corp......................................................    352,800    450,907
     Far Eastern Department Stores, Ltd...............................  8,676,000  7,446,487
     Far Eastern International Bank................................... 17,723,659  6,953,231
     Faraday Technology Corp..........................................    860,305  1,629,202
#    Farglory F T Z Investment Holding Co., Ltd.......................    621,957    433,038
     Farglory Land Development Co., Ltd...............................  2,402,000  3,052,580
*    Federal Corp.....................................................  3,285,238  1,448,873
     Feedback Technology Corp.........................................    247,200    478,437
     Feng Hsin Steel Co., Ltd.........................................  3,356,100  5,810,433
     Firich Enterprises Co., Ltd......................................    115,000    142,435
*    First Copper Technology Co., Ltd.................................  1,136,000    352,021
     First Hi-Tec Enterprise Co., Ltd.................................    485,205    648,947
     First Hotel......................................................  1,084,350    533,895
     First Insurance Co., Ltd. (The)..................................  1,424,179    661,472
#    First Steamship Co., Ltd.........................................  3,772,424  1,415,677
#    FIT Holding Co., Ltd.............................................    485,456    336,735
#    FLEXium Interconnect, Inc........................................  2,293,087  8,239,298
     Flytech Technology Co., Ltd......................................    826,309  1,911,646
#    FocalTech Systems Co., Ltd.......................................  2,166,048  1,686,584
     Forest Water Environment Engineering Co., Ltd....................    342,133    608,075
#    Formosa Advanced Technologies Co., Ltd...........................  1,191,000  1,323,234
     Formosa International Hotels Corp................................    393,329  2,089,934
#    Formosa Laboratories, Inc........................................    670,832    837,458
     Formosa Oilseed Processing Co., Ltd..............................    617,567    773,041
#    Formosa Optical Technology Co., Ltd..............................    160,000    332,883
     Formosan Rubber Group, Inc.......................................  2,532,952  1,549,314
#    Formosan Union Chemical..........................................  2,529,193  1,083,959
     Fortune Electric Co., Ltd........................................    935,078    783,942

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
TAIWAN -- (Continued)
     Founding Construction & Development Co., Ltd.....................  1,138,623 $  605,689
     Foxsemicon Integrated Technology, Inc............................    476,027  2,472,709
     Froch Enterprise Co., Ltd........................................  1,262,189    530,888
     FSP Technology, Inc..............................................  1,062,427    732,311
     Fulgent Sun International Holding Co., Ltd.......................    716,033  2,830,714
     Fullerton Technology Co., Ltd....................................    668,600    431,843
     Fulltech Fiber Glass Corp........................................  2,548,313  1,157,740
#    Fwusow Industry Co., Ltd.........................................    867,138    513,261
     G Shank Enterprise Co., Ltd......................................    952,281    733,017
*    G Tech Optoelectronics Corp......................................    749,354    250,420
#    Gallant Precision Machining Co., Ltd.............................  1,113,000    733,296
#    Gamania Digital Entertainment Co., Ltd...........................    533,000  1,011,875
     GCS Holdings, Inc................................................    520,000  1,188,995
#    GEM Services, Inc................................................    493,570  1,155,334
*    Gemtek Technology Corp...........................................  2,465,219  1,924,384
#    General Interface Solution Holding, Ltd..........................  1,457,000  5,467,106
#    General Plastic Industrial Co., Ltd..............................    410,357    417,948
#    Generalplus Technology, Inc......................................    398,000    432,398
     Genesys Logic, Inc...............................................    593,000    696,084
#    Genius Electronic Optical Co., Ltd...............................    258,427  3,722,150
#    Genmont Biotech, Inc.............................................    299,000    244,688
     Genovate Biotechnology Co., Ltd..................................    268,800    216,108
*    GeoVision, Inc...................................................    510,096    552,900
     Getac Technology Corp............................................  2,870,360  4,705,649
*    Giantplus Technology Co., Ltd....................................  1,722,900    796,305
     Gigabyte Technology Co., Ltd.....................................  3,933,800  6,560,102
*    Gigasolar Materials Corp.........................................    187,880    719,286
*    Gigastorage Corp.................................................  2,523,561    618,726
     Ginko International Co., Ltd.....................................    359,000  2,142,912
     Global Brands Manufacture, Ltd...................................  2,134,359  1,202,699
#    Global Lighting Technologies, Inc................................    605,000  1,869,649
     Global Mixed Mode Technology, Inc................................    520,000  2,165,493
     Global PMX Co., Ltd..............................................    248,000  1,380,763
#    Global Unichip Corp..............................................    638,000  5,593,723
     Globe Union Industrial Corp......................................  1,644,914    904,297
     Gloria Material Technology Corp..................................  3,757,547  2,344,317
*    GlycoNex, Inc....................................................    258,000    170,596
# *  Gold Circuit Electronics, Ltd....................................  3,019,227  1,517,740
     Golden Friends Corp..............................................    250,600    482,932
     Goldsun Building Materials Co., Ltd..............................  9,298,722  4,203,437
#    Good Will Instrument Co., Ltd....................................    369,869    326,399
     Gourmet Master Co., Ltd..........................................    225,000  1,023,071
     Grand Fortune Securities Co., Ltd................................  1,616,000    471,733
#    Grand Ocean Retail Group, Ltd....................................    610,000    594,339
*    Grand Pacific Petrochemical......................................  6,864,000  4,145,095
     Grand Plastic Technology Corp....................................    133,000    829,405
     GrandTech CG Systems, Inc........................................    414,750    558,481
#    Grape King Bio, Ltd..............................................    790,000  4,891,107
     Great China Metal Industry.......................................  1,134,000    883,577
     Great Taipei Gas Co., Ltd........................................  1,912,000  1,951,136
     Great Wall Enterprise Co., Ltd...................................  4,503,311  5,572,918
     Greatek Electronics, Inc.........................................  2,226,000  3,128,556
*    Green Energy Technology, Inc.....................................  1,570,850     12,385
     Green River Holding Co., Ltd.....................................     15,950     36,587
#    GTM Holdings Corp................................................    801,150    682,995
     Hannstar Board Corp..............................................  2,191,934  3,211,364
#    HannStar Display Corp............................................ 20,229,505  4,298,474
*    HannsTouch Solution, Inc.........................................  4,346,782  1,971,558
#    Hanpin Electron Co., Ltd.........................................    384,000    423,621

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
TAIWAN -- (Continued)
#    Harvatek Corp....................................................  1,000,949 $  424,484
     Hey Song Corp....................................................  2,037,750  2,125,345
     Hi-Clearance, Inc................................................    184,964    640,847
     Highlight Tech Corp..............................................    564,000    487,416
     HIM International Music, Inc.....................................    167,710    727,117
#    Hiroca Holdings, Ltd.............................................    559,448  1,170,594
#    Hitron Technology, Inc...........................................  1,616,557    979,728
     Ho Tung Chemical Corp............................................  6,817,684  1,586,113
     Hocheng Corp.....................................................  2,223,700    576,597
     Hold-Key Electric Wire & Cable Co., Ltd..........................    205,908     58,793
     Holiday Entertainment Co., Ltd...................................    572,800  1,279,520
     Holtek Semiconductor, Inc........................................  1,333,000  2,906,778
     Holy Stone Enterprise Co., Ltd...................................  1,024,910  3,390,943
     Hong Pu Real Estate Development Co., Ltd.........................  1,717,185  1,254,474
#    Hong TAI Electric Industrial.....................................  1,589,000    547,612
#    Hong YI Fiber Industry Co........................................  1,207,652    717,695
# *  Horizon Securities Co., Ltd......................................  2,827,000    588,527
#    Hota Industrial Manufacturing Co., Ltd...........................  1,553,932  5,751,219
     Hotron Precision Electronic Industrial Co., Ltd..................    398,439    583,930
#    Hsin Kuang Steel Co., Ltd........................................  1,962,443  1,837,211
     Hsin Yung Chien Co., Ltd.........................................    260,505    717,524
     Hsing TA Cement Co...............................................    488,162    294,075
#    Hu Lane Associate, Inc...........................................    581,866  1,425,526
*    HUA ENG Wire & Cable Co., Ltd....................................  2,885,565    941,683
     Huaku Development Co., Ltd.......................................  1,821,816  5,001,082
     Huang Hsiang Construction Corp...................................    870,800  1,043,040
     Hung Ching Development & Construction Co., Ltd...................  1,254,000    974,393
*    Hung Sheng Construction, Ltd.....................................  4,300,080  2,958,627
     Huxen Corp.......................................................    292,244    470,723
*    Hwa Fong Rubber Industrial Co., Ltd..............................  1,907,890    748,280
#    Hwacom Systems, Inc..............................................    442,000    228,074
     Ibase Technology, Inc............................................    919,206  1,369,437
     IBF Financial Holdings Co., Ltd.................................. 16,336,731  5,846,971
     Ichia Technologies, Inc..........................................  2,100,000  1,215,903
*    I-Chiun Precision Industry Co., Ltd..............................  1,337,313    363,611
*    Ideal Bike Corp..................................................  1,239,734    180,785
     IEI Integration Corp.............................................    819,832  1,522,620
     Infortrend Technology, Inc.......................................  1,371,163    675,778
     Info-Tek Corp....................................................    478,000    245,819
     Innodisk Corp....................................................    472,121  2,065,066
#    Inpaq Technology Co., Ltd........................................    461,000    551,831
#    Intai Technology Corp............................................    250,000  1,095,289
# *  Integrated Service Technology, Inc...............................    595,326    841,577
     IntelliEPI, Inc..................................................    212,000    462,589
#    International CSRC Investment Holdings Co........................  5,888,363  6,336,332
     International Games System Co., Ltd..............................    443,000  5,697,923
     Iron Force Industrial Co., Ltd...................................    389,393  1,739,867
#    I-Sheng Electric Wire & Cable Co., Ltd...........................    791,000  1,089,504
     ITE Technology, Inc..............................................  1,116,095  1,623,411
#    ITEQ Corp........................................................  1,305,614  6,612,804
     J Touch Corp.....................................................     11,000          0
     Jarllytec Co., Ltd...............................................    392,000    906,240
     Jentech Precision Industrial Co., Ltd............................    499,868  2,792,288
     Jess-Link Products Co., Ltd......................................    778,925    764,392
     Jih Lin Technology Co., Ltd......................................    324,000    639,428
     Jih Sun Financial Holdings Co., Ltd.............................. 12,115,434  3,806,637
#    Jinan Acetate Chemical Co., Ltd..................................     53,900    218,639
     Jinli Group Holdings, Ltd........................................  1,018,681    434,888
#    JMC Electronics Co., Ltd.........................................    208,000    627,001

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
TAIWAN -- (Continued)
#   Jourdeness Group, Ltd............................................   176,000 $   589,724
#   K Laser Technology, Inc.......................................... 1,036,000     766,134
#   Kaimei Electronic Corp...........................................   801,756   1,121,966
    Kaori Heat Treatment Co., Ltd....................................   601,197     787,834
#   Kaulin Manufacturing Co., Ltd....................................   896,330     450,848
    KEE TAI Properties Co., Ltd...................................... 2,783,473   1,120,181
    Kenda Rubber Industrial Co., Ltd................................. 1,379,000   1,469,137
#   Kenmec Mechanical Engineering Co., Ltd........................... 1,228,000     623,529
    Kerry TJ Logistics Co., Ltd...................................... 1,612,000   2,015,377
*   Key Ware Electronics Co., Ltd....................................   266,244     109,217
#   Kindom Development Co., Ltd...................................... 2,452,000   2,558,333
    King Chou Marine Technology Co., Ltd.............................   482,920     544,826
    King Slide Works Co., Ltd........................................    67,000     800,625
    King Yuan Electronics Co., Ltd................................... 8,440,979  10,573,852
*   Kingcan Holdings, Ltd............................................   254,844     123,568
#   Kingpak Technology, Inc..........................................   239,773   1,166,668
#   King's Town Bank Co., Ltd........................................ 4,651,701   4,839,532
*   King's Town Construction Co., Ltd................................   825,074     791,139
#   Kinik Co.........................................................   816,000   1,839,822
*   Kinko Optical Co., Ltd........................................... 1,023,000     984,474
    Kinpo Electronics................................................ 9,631,157   3,554,301
#   Kinsus Interconnect Technology Corp.............................. 2,248,000   3,551,074
    KMC Kuei Meng International, Inc.................................   456,253   1,519,822
#   KNH Enterprise Co., Ltd..........................................   333,020     114,936
#   KS Terminals, Inc................................................   949,482   1,593,497
    Kung Long Batteries Industrial Co., Ltd..........................   460,000   2,182,905
*   Kung Sing Engineering Corp....................................... 2,033,000     545,204
    Kuo Toong International Co., Ltd................................. 1,878,648   1,171,991
    Kuoyang Construction Co., Ltd.................................... 3,902,383   1,902,257
    Kwong Fong Industries Corp.......................................   788,764     357,425
    Kwong Lung Enterprise Co., Ltd...................................   477,000     700,076
    KYE Systems Corp................................................. 1,826,672     481,339
    L&K Engineering Co., Ltd......................................... 1,281,048   1,064,242
#   La Kaffa International Co., Ltd..................................   106,701     576,997
*   LAN FA Textile................................................... 1,708,933     385,380
#   Land Mark Optoelectronics Corp...................................   505,300   4,248,117
#   Lanner Electronics, Inc..........................................   813,916   1,835,212
    Laser Tek Taiwan Co., Ltd........................................   528,504     446,457
#   Laster Tech Corp., Ltd...........................................   330,589     356,341
    Leader Electronics, Inc..........................................   749,000     179,391
    Lealea Enterprise Co., Ltd....................................... 5,635,892   1,738,270
    Ledlink Optics, Inc..............................................   325,300     253,718
#   LEE CHI Enterprises Co., Ltd..................................... 1,386,000     420,611
    Lelon Electronics Corp...........................................   545,300     750,011
#   Lemtech Holdings Co., Ltd........................................   173,982     673,300
*   Leofoo Development Co., Ltd...................................... 1,810,116     529,230
*   LES Enphants Co., Ltd............................................   986,754     231,762
    Lextar Electronics Corp.......................................... 2,301,500   1,346,278
#   Li Cheng Enterprise Co., Ltd.....................................   628,184     993,911
    Li Peng Enterprise Co., Ltd...................................... 5,029,897   1,155,074
#   Lian HWA Food Corp...............................................   594,956     813,521
    Lida Holdings, Ltd...............................................   336,400     443,666
    Lien Hwa Industrial Holdings Corp................................ 5,230,666   5,960,336
    Lifestyle Global Enterprise, Inc.................................   110,000     267,824
    Lingsen Precision Industries, Ltd................................ 2,752,506     830,765
#   Lion Travel Service Co., Ltd.....................................   284,000     723,012
    Lite-On Semiconductor Corp....................................... 1,698,539   2,331,492
    Long Bon International Co., Ltd.................................. 2,437,093   1,296,220
#   Longchen Paper & Packaging Co., Ltd.............................. 4,212,685   1,870,841

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
TAIWAN -- (Continued)
     Longwell Co......................................................   788,000 $1,892,652
     Lotes Co., Ltd...................................................   518,923  4,870,023
# *  Lotus Pharmaceutical Co., Ltd....................................    51,000    163,155
     Lu Hai Holding Corp..............................................   322,024    415,301
*    Lucky Cement Corp................................................ 1,645,000    433,224
     Lumax International Corp., Ltd...................................   593,592  1,561,178
     Lung Yen Life Service Corp....................................... 1,281,000  2,554,335
# *  LuxNet Corp......................................................   594,153    498,362
     Macauto Industrial Co., Ltd......................................   390,000  1,278,339
#    Machvision, Inc..................................................   247,000  2,455,202
     Macroblock, Inc..................................................   301,010  1,198,187
#    Makalot Industrial Co., Ltd...................................... 1,309,010  7,308,058
#    Marketech International Corp.....................................   168,000    355,935
     Materials Analysis Technology, Inc...............................   291,041    703,415
     Mayer Steel Pipe Corp............................................   944,567    455,908
     Maywufa Co., Ltd.................................................    69,322     30,177
     Mechema Chemicals International Corp.............................   236,000    556,775
     Meiloon Industrial Co............................................   919,730    736,964
     Mercuries & Associates Holding, Ltd.............................. 3,047,696  1,942,065
*    Mercuries Life Insurance Co., Ltd................................ 8,999,820  3,177,551
#    Merry Electronics Co., Ltd....................................... 1,372,216  6,715,272
*    Microbio Co., Ltd................................................ 2,852,607  1,250,350
     Microelectronics Technology, Inc.................................   367,655    271,054
     Mildef Crete, Inc................................................   365,000    559,661
# *  MIN AIK Technology Co., Ltd...................................... 1,087,452    481,471
#    Mirle Automation Corp............................................ 1,131,098  1,441,632
     Mitac Holdings Corp.............................................. 6,124,213  5,382,153
     Mobiletron Electronics Co., Ltd..................................   496,800    617,637
     momo.com, Inc....................................................   235,000  2,036,803
#    Mosel Vitelic, Inc...............................................   278,486    177,340
*    Motech Industries, Inc........................................... 3,683,731  1,150,262
     MPI Corp.........................................................   474,000    962,164
#    Nak Sealing Technologies Corp....................................   412,954    952,300
     Namchow Holdings Co., Ltd........................................ 1,262,000  2,053,344
     Nan Kang Rubber Tire Co., Ltd.................................... 3,870,952  7,054,552
#    Nan Liu Enterprise Co., Ltd......................................   309,000  1,403,514
     Nan Ren Lake Leisure Amusement Co., Ltd..........................   765,000    328,131
     Nan Ya Printed Circuit Board Corp................................ 1,888,000  3,419,028
     Nang Kuang Pharmaceutical Co., Ltd...............................   436,000    586,003
     Nantex Industry Co., Ltd......................................... 2,022,606  2,095,829
     National Aerospace Fasteners Corp................................    41,000    131,865
     National Petroleum Co., Ltd......................................   217,824    304,452
     Netronix, Inc....................................................   464,000    626,210
*    New Asia Construction & Development Corp.........................   338,835     68,021
     New Best Wire Industrial Co., Ltd................................   195,600    160,479
#    New Era Electronics Co., Ltd.....................................   312,000    202,541
     Nexcom International Co., Ltd....................................   707,094    632,442
#    Nichidenbo Corp.................................................. 1,187,417  1,885,378
     Nien Hsing Textile Co., Ltd......................................   984,345    727,092
     Niko Semiconductor Co., Ltd......................................   357,000    602,177
     Nishoku Technology, Inc..........................................   253,400    423,215
#    Nova Technology Corp.............................................    76,000    375,259
#    Nuvoton Technology Corp..........................................   709,127  1,081,048
*    O-Bank Co., Ltd.................................................. 1,401,000    353,624
# *  Ocean Plastics Co., Ltd.......................................... 1,107,200  1,387,663
#    On-Bright Electronics, Inc.......................................   240,052  1,411,186
     OptoTech Corp.................................................... 2,745,804  2,324,507
     Orient Europharma Co., Ltd.......................................   305,000    570,182
*    Orient Semiconductor Electronics, Ltd............................ 3,052,599  1,642,420

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
TAIWAN -- (Continued)
     Oriental Union Chemical Corp..................................... 4,612,267 $3,331,180
     O-TA Precision Industry Co., Ltd.................................   111,227    177,227
     Pacific Construction Co.......................................... 1,868,921    715,587
     Pacific Hospital Supply Co., Ltd.................................   419,000  1,112,322
#    Paiho Shih Holdings Corp......................................... 1,033,365  1,460,464
     Pan Jit International, Inc....................................... 2,178,486  2,051,207
     Pan-International Industrial Corp................................ 3,108,747  2,394,923
     Panion & BF Biotech, Inc.........................................     5,000     15,207
     Parade Technologies, Ltd.........................................   358,401  6,925,037
*    Paragon Technologies Co., Ltd....................................   480,246    354,785
     Parpro Corp......................................................   233,000    271,971
     PCL Technologies, Inc............................................   310,810  1,023,845
     P-Duke Technology Co., Ltd.......................................   345,950    880,016
# *  Pharmally International Holding Co., Ltd.........................   344,452  2,620,717
# *  Phihong Technology Co., Ltd...................................... 2,328,401    667,976
     Phoenix Tours International, Inc.................................   291,322    356,843
#    Pixart Imaging, Inc..............................................   945,150  3,637,444
     Planet Technology Corp...........................................   196,000    411,630
     Plastron Precision Co., Ltd......................................   627,460    379,939
#    Plotech Co., Ltd.................................................   684,000    484,433
#    Polytronics Technology Corp......................................   377,027    847,098
     Posiflex Technology, Inc.........................................   227,457    779,507
     Power Wind Health Industry, Inc..................................   180,524  1,264,349
     Poya International Co., Ltd......................................   363,098  4,987,621
     President Securities Corp........................................ 6,425,524  2,785,253
     Primax Electronics, Ltd.......................................... 2,795,000  5,959,630
#    Prince Housing & Development Corp................................ 8,734,644  3,228,363
*    Princeton Technology Corp........................................ 1,016,000    267,048
     Pro Hawk Corp....................................................   122,000    571,321
     Prodisc Technology, Inc.......................................... 1,707,199          0
     Promate Electronic Co., Ltd...................................... 1,201,000  1,338,739
*    Promise Technology, Inc.......................................... 1,094,286    248,122
#    Prosperity Dielectrics Co., Ltd..................................   597,559  1,171,339
     P-Two Industries, Inc............................................   110,500    114,203
     Qisda Corp....................................................... 3,180,900  2,385,302
#    QST International Corp...........................................   407,000    877,739
     Qualipoly Chemical Corp..........................................   662,048    591,529
#    Quang Viet Enterprise Co., Ltd...................................   119,000    588,091
#    Quanta Storage, Inc.............................................. 1,493,000  1,845,150
     Quintain Steel Co., Ltd.......................................... 1,680,823    355,062
#    Radiant Opto-Electronics Corp.................................... 1,577,000  6,261,127
     Radium Life Tech Co., Ltd........................................ 5,311,242  2,119,088
#    Rafael Microelectronics, Inc.....................................   165,000    995,669
     Rechi Precision Co., Ltd......................................... 2,521,181  1,972,654
#    Rexon Industrial Corp., Ltd......................................    81,000    219,452
     Rich Development Co., Ltd........................................ 4,356,036  1,558,670
#    RichWave Technology Corp.........................................   339,900  2,661,762
*    Right WAY Industrial Co., Ltd....................................    96,000     55,328
*    Ritek Corp....................................................... 8,749,924  2,326,906
# *  Roo Hsing Co., Ltd............................................... 4,569,000  1,723,131
# *  Rotam Global Agrosciences, Ltd...................................   497,268    275,147
#    Ruentex Engineering & Construction Co............................   215,000    418,524
     Ruentex Industries, Ltd..........................................   816,000  1,959,253
# *  Run Long Construction Co., Ltd...................................   243,000    547,168
# *  Sagittarius Life Science Corp....................................   156,889    269,942
#    Samebest Co., Ltd................................................   168,420    745,704
     Sampo Corp....................................................... 2,587,861  1,684,338
     San Fang Chemical Industry Co., Ltd.............................. 1,333,647  1,053,829
     San Far Property, Ltd............................................   205,761    157,874

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
TAIWAN -- (Continued)
     San Shing Fastech Corp...........................................   782,875 $1,330,163
     Sanitar Co., Ltd.................................................   311,000    355,706
     Sanyang Motor Co., Ltd........................................... 4,243,628  3,043,933
#    SCI Pharmtech, Inc...............................................   422,395  1,545,961
#    Scientech Corp...................................................   315,000    568,176
     SDI Corp.........................................................   937,000  1,911,593
     Sea Sonic Electronics Co., Ltd...................................    45,000     60,287
#    Senao International Co., Ltd.....................................   802,541    806,431
#    Senao Networks, Inc..............................................   179,000    747,692
     Sercomm Corp..................................................... 1,654,000  4,351,762
     Sesoda Corp...................................................... 1,393,047  1,158,988
     Shan-Loong Transportation Co., Ltd...............................   558,000    541,775
     Sharehope Medicine Co., Ltd......................................   745,612    711,195
     Sheng Yu Steel Co., Ltd..........................................   867,980    571,477
     ShenMao Technology, Inc..........................................   604,891    451,324
     Shieh Yih Machinery Industry Co., Ltd............................   166,000     58,079
#    Shih Her Technologies, Inc.......................................   350,000    465,007
*    Shih Wei Navigation Co., Ltd..................................... 1,334,081    377,325
     Shihlin Electric & Engineering Corp.............................. 1,745,000  2,592,246
     Shin Hai Gas Corp................................................     1,245      1,696
     Shin Zu Shing Co., Ltd........................................... 1,117,144  4,430,358
*    Shinih Enterprise Co., Ltd.......................................    71,000     40,237
*    Shining Building Business Co., Ltd............................... 2,983,814  1,165,099
#    Shinkong Insurance Co., Ltd...................................... 1,482,131  1,859,366
     Shinkong Synthetic Fibers Corp................................... 9,824,395  3,602,771
     Shinkong Textile Co., Ltd........................................   979,542  1,383,359
     Shiny Chemical Industrial Co., Ltd...............................   493,031  1,477,607
*    Shuttle, Inc..................................................... 2,436,152    941,877
     Sigurd Microelectronics Corp..................................... 2,749,974  3,351,706
# *  Silicon Integrated Systems Corp.................................. 3,521,887    939,409
     Silitech Technology Corp.........................................   221,729    172,561
     Simplo Technology Co., Ltd.......................................   960,800  8,850,097
     Sinbon Electronics Co., Ltd...................................... 1,603,813  6,489,719
     Sincere Navigation Corp.......................................... 2,484,139  1,355,978
     Single Well Industrial Corp......................................   267,224    231,447
     Sinher Technology, Inc...........................................   332,000    458,383
     Sinmag Equipment Corp............................................   285,056    962,525
     Sino-American Electronic Co., Ltd................................   564,703          0
#    Sinon Corp....................................................... 3,021,510  1,870,934
     Sinphar Pharmaceutical Co., Ltd.................................. 1,128,938    718,944
     Sinyi Realty Co.................................................. 1,656,660  1,747,682
#    Sirtec International Co., Ltd....................................   725,600    727,693
     Sitronix Technology Corp.........................................   799,879  4,773,038
#    Siward Crystal Technology Co., Ltd............................... 1,131,000    741,618
     Soft-World International Corp....................................   797,000  2,002,490
*    Solar Applied Materials Technology Co............................ 1,726,207  1,299,614
     Solomon Technology Corp..........................................   829,000    556,588
#    Solteam, Inc.....................................................   484,034    458,175
     Song Shang Electronics Co., Ltd..................................   649,840    297,591
#    Sonix Technology Co., Ltd........................................ 1,094,000  1,197,323
#    Southeast Cement Co., Ltd........................................ 1,053,700    592,264
# *  Speed Tech Corp..................................................   435,000  1,005,002
     Spirox Corp......................................................   667,824    572,225
     Sporton International, Inc.......................................   506,192  3,158,508
#    St Shine Optical Co., Ltd........................................   258,000  4,030,474
#    Standard Chemical & Pharmaceutical Co., Ltd......................   880,571    951,398
#    Stark Technology, Inc............................................   699,688  1,266,776
     Sun Race Sturmey-Archer, Inc.....................................   253,000    211,275
     Sun Yad Construction Co., Ltd....................................   135,000     59,357

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
TAIWAN -- (Continued)
*    Sunko INK Co., Ltd...............................................    865,000 $  245,670
     Sunny Friend Environmental Technology Co., Ltd...................    509,000  4,406,738
#    Sunonwealth Electric Machine Industry Co., Ltd...................  1,471,487  1,832,035
     Sunplus Technology Co., Ltd......................................  4,002,000  1,818,405
#    Sunrex Technology Corp...........................................    896,612  1,091,224
     Sunspring Metal Corp.............................................    752,000    705,928
     Sunty Development Co., Ltd.......................................     42,000     22,029
     Supreme Electronics Co., Ltd.....................................  2,838,508  2,703,957
#    Swancor Holding Co., Ltd.........................................    429,206  1,214,280
#    Sweeten Real Estate Development Co., Ltd.........................    640,061    479,182
#    Symtek Automation Asia Co., Ltd..................................    305,172    723,763
     Syncmold Enterprise Corp.........................................    826,750  2,123,472
#    Synmosa Biopharma Corp...........................................    731,601    581,235
#    Sysage Technology Co., Ltd.......................................    852,041    929,850
*    Sysgration.......................................................    945,256    199,276
     Systex Corp......................................................  1,365,388  3,320,046
     T3EX Global Holdings Corp........................................    716,117    549,310
#    TA Chen Stainless Pipe...........................................  1,426,251  1,539,000
     Ta Liang Technology Co., Ltd.....................................    384,000    447,382
#    Ta Ya Electric Wire & Cable......................................  4,472,318  1,563,978
     Ta Yih Industrial Co., Ltd.......................................    213,000    463,580
     Tah Hsin Industrial Corp.........................................    439,600    515,488
     TAI Roun Products Co., Ltd.......................................    201,000     66,035
#    TA-I Technology Co., Ltd.........................................    737,788    977,647
# *  Tai Tung Communication Co., Ltd..................................    604,197    313,846
     Taichung Commercial Bank Co., Ltd................................ 18,577,514  7,176,286
#    TaiDoc Technology Corp...........................................    387,470  1,593,308
     Taiflex Scientific Co., Ltd......................................  1,462,340  2,055,589
#    Taimide Tech, Inc................................................    672,262  1,106,521
#    Tainan Enterprises Co., Ltd......................................    835,370    658,336
#    Tainan Spinning Co., Ltd.........................................  9,507,044  3,494,311
*    Tainergy Tech Co., Ltd...........................................  1,582,000    299,155
     Tainet Communication System Corp.................................     66,000    127,854
     Tai-Saw Technology Co., Ltd......................................    235,120    165,612
#    TaiSol Electronics Co., Ltd......................................     63,000    186,735
#    Taisun Enterprise Co., Ltd.......................................  2,195,648  1,532,191
     Taita Chemical Co., Ltd..........................................  1,459,570    542,667
#    Taiwan Chinsan Electronic Industrial Co., Ltd....................    670,935    761,925
     Taiwan Cogeneration Corp.........................................  2,747,566  2,643,413
     Taiwan Fire & Marine Insurance Co., Ltd..........................  1,356,338    915,107
     Taiwan FU Hsing Industrial Co., Ltd..............................  1,155,000  1,654,963
     Taiwan Glass Industry Corp.......................................    235,000     89,546
     Taiwan Hon Chuan Enterprise Co., Ltd.............................  2,083,468  3,755,552
#    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................  1,321,120    838,578
     Taiwan Kolin Co., Ltd............................................  1,356,000          0
*    Taiwan Land Development Corp.....................................  6,458,991  1,832,959
#    Taiwan Line Tek Electronic.......................................    424,306    407,747
     Taiwan Mask Corp.................................................    121,000    126,404
     Taiwan Navigation Co., Ltd.......................................  1,288,777    779,648
     Taiwan Optical Platform Co., Ltd.................................      9,547     33,939
     Taiwan Paiho, Ltd................................................  1,879,287  4,910,093
     Taiwan PCB Techvest Co., Ltd.....................................  2,035,238  2,442,288
# *  Taiwan Prosperity Chemical Corp..................................    457,000    215,352
     Taiwan Pulp & Paper Corp.........................................  2,157,980  1,420,248
#    Taiwan Sakura Corp...............................................  1,498,803  2,374,199
     Taiwan Sanyo Electric Co., Ltd...................................    417,400    418,316
     Taiwan Secom Co., Ltd............................................     19,000     54,393
     Taiwan Semiconductor Co., Ltd....................................  1,622,000  2,709,577
     Taiwan Shin Kong Security Co., Ltd...............................  1,728,710  2,132,653

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES    VALUE>>
                                                                       ---------- ----------
TAIWAN -- (Continued)
     Taiwan Styrene Monomer...........................................  3,527,209 $2,501,736
     Taiwan Surface Mounting Technology Corp..........................  1,892,388  6,186,609
     Taiwan Taxi Co., Ltd.............................................     61,740    144,654
     Taiwan TEA Corp..................................................  5,442,897  3,036,697
     Taiwan Union Technology Corp.....................................  1,584,000  6,941,961
     Taiyen Biotech Co., Ltd..........................................    724,883    764,414
# *  Tatung Co., Ltd..................................................  5,377,015  3,231,697
     Tayih Lun An Co., Ltd............................................    315,890    239,942
#    TCI Co., Ltd.....................................................    454,746  5,021,775
     Te Chang Construction Co., Ltd...................................    334,206    327,291
     Tehmag Foods Corp................................................    154,800  1,133,512
     Ten Ren Tea Co., Ltd.............................................    164,980    208,552
     Test Research, Inc...............................................  1,195,820  2,001,019
     Test-Rite International Co., Ltd.................................  1,999,495  1,425,976
*    Tex-Ray Industrial Co., Ltd......................................    803,000    223,359
     Thinking Electronic Industrial Co., Ltd..........................    630,204  1,696,050
#    Thye Ming Industrial Co., Ltd....................................  1,153,669  1,210,022
     Ton Yi Industrial Corp...........................................  5,537,644  2,211,686
     Tong Hsing Electronic Industries, Ltd............................  1,128,963  5,000,993
     Tong Yang Industry Co., Ltd......................................  3,026,741  4,725,532
     Tong-Tai Machine & Tool Co., Ltd.................................  1,557,892    881,919
#    TOPBI International Holdings, Ltd................................    392,464  1,308,578
     Topco Scientific Co., Ltd........................................  1,306,087  4,153,389
     Topco Technologies Corp..........................................    283,720    642,059
     Topkey Corp......................................................    103,000    450,213
     Topoint Technology Co., Ltd......................................  1,034,898    763,404
#    Toung Loong Textile Manufacturing................................    671,000  1,047,651
# *  TPK Holding Co., Ltd.............................................  2,515,000  5,471,748
#    Trade-Van Information Services Co................................    245,000    291,898
     Transart Graphics Co., Ltd.......................................     18,000     34,682
     Transcend Information, Inc.......................................  1,069,000  2,321,147
*    TrueLight Corp...................................................     37,100     40,481
     Tsang Yow Industrial Co., Ltd....................................    510,000    332,245
     Tsann Kuen Enterprise Co., Ltd...................................    357,686    203,251
     TSC Auto ID Technology Co., Ltd..................................    195,470  1,596,266
*    TSEC Corp........................................................  2,208,432    603,621
     TSRC Corp........................................................  4,847,200  3,863,343
     Ttet Union Corp..................................................    299,000  1,220,279
     TTFB Co., Ltd....................................................     65,000    569,387
     TTY Biopharm Co., Ltd............................................  1,692,979  4,457,094
     Tung Ho Steel Enterprise Corp....................................  6,327,000  4,485,757
# *  Tung Thih Electronic Co., Ltd....................................    466,600  1,113,641
     TURVO International Co., Ltd.....................................    437,922  1,017,937
     TXC Corp.........................................................  2,192,053  2,685,983
     TYC Brother Industrial Co., Ltd..................................  1,402,980  1,382,686
# *  Tycoons Group Enterprise.........................................  2,822,767    535,962
     Tyntek Corp......................................................  2,237,039  1,083,166
     UDE Corp.........................................................    473,000    404,686
     Ultra Chip, Inc..................................................    441,000    454,474
     U-Ming Marine Transport Corp.....................................  3,585,000  3,973,316
*    Union Bank Of Taiwan.............................................  8,770,311  3,070,778
#    Union Insurance Co., Ltd.........................................    425,660    271,293
     Unitech Computer Co., Ltd........................................    684,804    497,118
     Unitech Printed Circuit Board Corp...............................  4,161,937  4,526,123
     United Integrated Services Co., Ltd..............................  1,221,951  6,354,770
     United Orthopedic Corp...........................................    673,935  1,011,330
#    United Radiant Technology........................................    712,000    415,952
*    United Renewable Energy Co., Ltd................................. 15,352,403  4,153,006
# *  Unity Opto Technology Co., Ltd...................................  2,760,500    613,050

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
TAIWAN -- (Continued)
     Univacco Technology, Inc.........................................     32,000 $    26,347
     Universal Cement Corp............................................  2,965,433   1,831,283
*    Universal Microelectronics Co., Ltd..............................     29,000      15,933
#    Universal Microwave Technology, Inc..............................    371,534   1,158,125
# *  Unizyx Holding Corp..............................................  2,479,430   1,661,130
     UPC Technology Corp..............................................  7,040,124   2,378,156
     Userjoy Technology Co., Ltd......................................    240,487     612,570
     USI Corp.........................................................  6,976,156   3,067,138
*    Usun Technology Co., Ltd.........................................    354,200     291,737
#    Utechzone Co., Ltd...............................................    357,000     709,595
#    Ve Wong Corp.....................................................    660,696     583,511
#    VHQ Media Holdings, Ltd..........................................    152,000     582,072
     Victory New Materials, Ltd. Co...................................    964,832     503,219
     Visual Photonics Epitaxy Co., Ltd................................  1,153,772   4,511,000
     Vivotek, Inc.....................................................    184,704     601,283
#    Wafer Works Corp.................................................  2,761,548   3,170,956
     Waffer Technology Corp...........................................    780,000     346,792
     Wah Hong Industrial Corp.........................................    144,021     115,715
     Wah Lee Industrial Corp..........................................  1,277,000   2,264,184
#    Walsin Technology Corp...........................................  1,910,793  11,439,639
#    Walton Advanced Engineering, Inc.................................  2,267,197     687,172
     Wan Hai Lines, Ltd...............................................     39,000      23,199
     WAN HWA Enterprise Co............................................    781,238     337,270
*    Ways Technical Corp., Ltd........................................    189,000     192,995
     Wei Chuan Foods Corp.............................................  1,398,000   1,209,536
     Wei Mon Industry Co., Ltd........................................  3,075,282           0
     Weikeng Industrial Co., Ltd......................................  2,285,459   1,350,764
     Well Shin Technology Co., Ltd....................................    680,000   1,112,823
#    Weltrend Semiconductor...........................................    182,000     155,783
*    Wha Yu Industrial Co., Ltd.......................................    301,000     177,684
     Wholetech System Hitech, Ltd.....................................    207,000     193,463
#    Winmate, Inc.....................................................    230,000     433,978
     Winstek Semiconductor Co., Ltd...................................    454,000     399,856
     Wintek Corp......................................................  5,447,000      61,394
     Wisdom Marine Lines Co., Ltd.....................................  2,649,953   2,661,643
     Wisechip Semiconductor, Inc......................................    137,302     152,246
     Wistron NeWeb Corp...............................................  2,075,155   5,171,753
     Wowprime Corp....................................................    487,000   1,220,312
     WT Microelectronics Co., Ltd.....................................  3,725,450   4,255,787
     WUS Printed Circuit Co., Ltd.....................................  1,428,930   1,822,951
#    XAC Automation Corp..............................................    539,000     514,385
     XPEC Entertainment, Inc..........................................    192,135      15,653
     Xxentria Technology Materials Corp...............................    985,207   2,212,741
*    Yang Ming Marine Transport Corp..................................  8,749,981   2,177,106
     YC INOX Co., Ltd.................................................  2,562,388   2,200,003
#    YCC Parts Manufacturing Co., Ltd.................................    204,000     300,871
     Yea Shin International Development Co., Ltd......................    873,076     485,417
     Yem Chio Co., Ltd................................................  3,328,673   1,280,122
# *  Yeong Guan Energy Technology Group Co., Ltd......................    593,929   1,268,506
     YFC-Boneagle Electric Co., Ltd...................................    699,000     622,584
#    YFY, Inc......................................................... 10,846,212   4,260,404
     Yi Jinn Industrial Co., Ltd......................................  1,430,284     669,554
     Yieh Phui Enterprise Co., Ltd....................................  9,599,049   2,875,407
     Ying Han Technology Co., Ltd.....................................     73,000      70,421
#    Yonyu Plastics Co., Ltd..........................................    487,600     550,421
     Young Fast Optoelectronics Co., Ltd..............................    905,872     577,362
     Young Optics, Inc................................................      7,000      18,248
#    Youngtek Electronics Corp........................................    883,666   1,186,311
     Yuanta Futures Co., Ltd..........................................    302,000     559,341

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES       VALUE>>
                                                                      ----------- --------------
TAIWAN -- (Continued)
    Yulon Finance Corp...............................................     906,928 $    3,364,463
#   Yulon Motor Co., Ltd.............................................   4,899,000      3,150,613
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................     452,869      1,064,063
    Yungshin Construction & Development Co., Ltd.....................     652,000        710,735
    YungShin Global Holding Corp.....................................   1,441,015      2,055,130
    Yusin Holding Corp...............................................       6,721         15,610
    Zeng Hsing Industrial Co., Ltd...................................     408,107      1,780,056
    Zenitron Corp....................................................   1,414,000        982,160
    Zero One Technology Co., Ltd.....................................     764,000        782,950
#   Zig Sheng Industrial Co., Ltd....................................   3,502,732        930,280
#   Zinwell Corp.....................................................   2,261,586      1,662,795
#   Zippy Technology Corp............................................     865,948      1,019,095
    ZongTai Real Estate Development Co., Ltd.........................   1,123,849        990,979
                                                                                  --------------
TOTAL TAIWAN.........................................................              1,235,750,803
                                                                                  --------------
THAILAND -- (3.8%)
    AAPICO Hitech PCL................................................      82,700         40,809
    AAPICO Hitech PCL................................................     966,439        476,898
    Advanced Information Technology PCL, Class F.....................     739,600        470,287
    AEON Thana Sinsap Thailand PCL...................................     527,600      3,564,511
    AEON Thana Sinsap Thailand PCL...................................      71,300        481,709
    After You PCL....................................................   2,797,500      1,065,450
    Aikchol Hospital PCL.............................................      67,300         34,547
    AJ Plast PCL.....................................................   1,543,188        419,081
    Allianz Ayudhya Capital PCL......................................     195,200        252,121
    Alucon PCL.......................................................       2,200         11,730
    AMA Marine PCL...................................................     518,800        107,385
    Amarin Printing & Publishing PCL.................................     415,000         66,246
    Amata Corp. PCL..................................................   4,805,810      3,947,147
    Amata VN PCL, Class F............................................     451,800         73,018
    Ananda Development PCL...........................................  14,632,200      1,405,312
    AP Thailand PCL..................................................  12,584,616      2,750,736
*   Areeya Property PCL..............................................       9,600          1,955
    Asia Aviation PCL................................................  15,683,400      1,329,674
    Asia Green Energy PCL............................................     953,300         29,361
    Asia Plus Group Holdings PCL.....................................   9,423,000        558,608
*   Asia Precision PCL...............................................      80,900         10,369
    Asia Sermkij Leasing PCL.........................................   1,183,900      1,019,420
    Asian Insulators PCL.............................................  12,731,600        472,243
    Asian Seafoods Coldstorage PCL, Class F..........................   1,443,800        238,123
    Bangchak Corp. PCL...............................................   4,442,200      3,633,792
    Bangkok Airways PCL..............................................   6,459,700      1,636,586
    Bangkok Aviation Fuel Services PCL...............................   1,909,546      2,023,695
    Bangkok Chain Hospital PCL.......................................  12,104,337      6,734,653
    Bangkok Insurance PCL............................................     186,181      1,902,197
    Bangkok Land PCL.................................................   1,047,100         47,509
    Bangkok Land PCL................................................. 103,622,470      4,701,533
    Bangkok Life Assurance PCL.......................................     388,600        239,376
    Bangkok Ranch PCL................................................   4,403,600        355,846
    Bangkok Rubber Pub Co............................................      14,600              0
    Banpu PCL........................................................   2,215,800        851,243
    Banpu Power PCL..................................................     495,900        285,765
    BCPG PCL.........................................................   3,473,400      2,070,581
    Beauty Community PCL.............................................  16,468,700      1,167,181
*   BEC World PCL....................................................  10,539,548      2,321,179
    Better World Green PCL...........................................  13,163,300        222,331
    Big Camera Corp. PCL.............................................   9,128,400        160,227
    BJC Heavy Industries PCL, Class F................................   3,479,500        241,992
    Brooker Group PCL (The)..........................................   1,909,700         26,563

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
THAILAND -- (Continued)
    Buriram Sugar PCL................................................  1,978,400 $  268,635
    Cal-Comp Electronics Thailand PCL, Class F....................... 17,251,544    919,854
    Central Paper Industry PCL.......................................         20          0
    Central Plaza Hotel PCL..........................................  1,913,100  1,742,350
    CH Karnchang PCL.................................................  5,911,800  3,994,063
    Charoong Thai Wire & Cable PCL, Class F..........................    968,400    163,565
*   Chow Steel Industries PCL........................................    223,400     11,764
*   Christiani & Nielsen Thai........................................    651,100     35,148
    Chularat Hospital PCL, Class F................................... 44,389,100  3,763,408
*   CIMB Thai Bank PCL...............................................  8,202,600    160,276
    COL PCL..........................................................    517,100    320,244
    Com7 PCL, Class F................................................  4,054,900  3,860,850
    Communication & System Solution PCL..............................    865,600     36,120
*   Country Group Development PCL.................................... 25,028,900    746,018
*   Country Group Holdings PCL.......................................  8,799,300    244,789
    Demco PCL........................................................    260,300     23,276
    Dhipaya Insurance PCL............................................  2,445,400  1,886,995
    Diamond Building Products PCL....................................  1,741,800    343,226
    Do Day Dream PCL.................................................    688,900    633,117
    Dusit Thani PCL..................................................    114,500     37,920
    Dynasty Ceramic PCL.............................................. 22,899,080  1,471,244
    East Coast Furnitech P.L.C.......................................    537,500     39,162
    Eastern Polymer Group PCL, Class F...............................  5,292,800  1,305,890
    Eastern Printing PCL.............................................  2,270,608    285,753
    Eastern Star Real Estate PCL.....................................  1,887,300     24,376
    Eastern Water Resources Development and Management PCL, Class F..  4,687,400  1,862,851
    Erawan Group PCL (The)........................................... 12,168,470  2,216,479
    Esso Thailand PCL................................................  9,434,100  2,296,428
*   Everland PCL.....................................................  6,117,000     52,672
    FN Factory Outlet PCL............................................  2,523,600    107,814
    Forth Corp. PCL..................................................  2,454,800    443,075
    Forth Smart Service PCL..........................................  2,524,800    530,965
    Fortune Parts Industry PCL, Class F..............................  3,017,700    227,864
    GFPT PCL.........................................................  4,972,800  2,272,715
    Global Green Chemicals PCL, Class F..............................  1,999,900    735,184
    GMM Grammy PCL...................................................    154,160     54,118
    Grande Asset Hotels & Property PCL...............................  1,507,800     39,948
*   Group Lease PCL..................................................  1,283,800    223,214
    Gunkul Engineering PCL........................................... 15,808,080  1,528,716
    Haad Thip PCL....................................................    310,600    245,847
    Hana Microelectronics PCL........................................  4,533,496  3,828,586
    ICC International PCL............................................    204,600    271,038
    Ichitan Group PCL................................................  6,599,200  1,475,231
    Interhides PCL...................................................  1,363,000    162,504
    Interlink Communication PCL......................................  1,761,500    255,518
    Interlink Telecom PCL............................................    734,200     71,487
    Internet Thailand PCL............................................     93,500      8,237
    Italian-Thai Development PCL..................................... 17,162,327    943,516
    ITV PCL..........................................................  2,785,600          0
    Jasmine International PCL........................................ 25,204,100  5,216,944
*   JCK International PCL............................................  1,100,200     30,607
    JMT Network Services PCL, Class F................................  2,601,300  1,731,616
    Jubilee Enterprise PCL...........................................    200,100    118,622
    JWD Infologistics PCL............................................    198,000     60,984
    Kang Yong Electric PCL...........................................      6,000     57,029
    Karmarts PCL.....................................................  3,639,100    515,825
    KCE Electronics PCL..............................................  4,835,100  2,353,899
    KGI Securities Thailand PCL......................................  8,484,500  1,230,737
    Khon Kaen Sugar Industry PCL..................................... 14,955,537    965,832

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
THAILAND -- (Continued)
    Khonburi Sugar PCL...............................................    138,500 $   14,494
    Kiatnakin Bank PCL...............................................  1,402,400  3,042,133
*   King Wai Group Thailand PCL......................................    478,000     23,429
    Lalin Property PCL...............................................    194,800     31,870
    Lam Soon Thailand PCL............................................  1,534,200    224,579
    Lanna Resources PCL..............................................  1,782,450    498,814
    Lee Feed Mill PCL................................................     67,000      4,837
    LH Financial Group PCL........................................... 52,484,339  2,190,107
*   Loxley PCL.......................................................  9,362,676    480,614
    LPN Development PCL..............................................    136,400     21,231
    LPN Development PCL..............................................  7,316,002  1,138,772
    Major Cineplex Group PCL.........................................  4,080,400  3,324,320
*   Major Development PCL............................................    277,600     27,581
    Maybank Kim Eng Securities Thailand PCL..........................  1,336,600    349,698
    MBK PCL..........................................................  7,321,200  5,503,932
    MC Group PCL.....................................................  3,632,600    794,011
*   MCOT PCL.........................................................  2,341,900    837,639
    MCS Steel PCL....................................................  1,887,900    562,712
*   MDX PCL..........................................................    310,500     31,466
    Mega Lifesciences PCL............................................  3,468,300  3,302,322
    Millcon Steel PCL................................................  3,497,033     92,652
    Modernform Group PCL.............................................  2,568,800    199,072
*   Mono Technology PCL, Class F..................................... 12,950,200    609,018
    Muang Thai Insurance PCL.........................................     61,288    178,110
    Muramoto Electron Thailand PCL...................................     14,000     74,880
    Namyong Terminal PCL.............................................  4,754,300    626,664
    Nava Nakorn PCL..................................................  1,427,100     96,416
    Nawarat Patanakarn PCL...........................................  2,154,200     36,385
    Netbay PCL.......................................................    635,400    657,601
    Nirvana Daii PCL.................................................    138,800      8,504
    Noble Development PCL............................................    371,600    232,596
    Nonthavej Hospital PCL...........................................      8,400     13,840
    Origin Property PCL, Class F.....................................  7,211,050  1,647,831
*   Padaeng Industry PCL.............................................  1,179,100    290,919
    PCS Machine Group Holding PCL....................................  2,754,300    551,863
    Plan B Media Pcl, Class F........................................ 11,250,600  3,260,234
    Platinum Group PCL (The), Class F................................  2,929,500    438,528
    Polyplex Thailand PCL............................................  3,311,650  1,502,554
    Power Solution Technologies PCL..................................  8,863,000    223,079
*   Precious Shipping PCL............................................  9,451,000  2,644,840
    Premier Marketing PCL............................................  3,076,200    901,618
    Prima Marine PCL.................................................  3,703,500  1,042,548
*   Principal Capital PCL............................................  1,736,100    238,035
    Property Perfect PCL............................................. 48,538,700  1,269,931
    Pruksa Holding PCL...............................................  5,679,200  2,971,729
    PTG Energy PCL...................................................  5,683,200  3,387,899
    Pylon PCL........................................................  1,907,800    315,913
*   QTC Energy PCL...................................................    131,500     20,643
    Quality Houses PCL............................................... 54,082,026  4,656,839
    Raimon Land PCL.................................................. 13,342,000    468,373
    Rajthanee Hospital PCL...........................................    451,400    381,212
    Ratchthani Leasing PCL........................................... 10,857,737  2,283,379
*   Regional Container Lines PCL.....................................  3,863,100    486,166
    Rojana Industrial Park PCL.......................................  8,717,054  1,746,586
    RS PCL...........................................................  3,592,500  1,856,036
    S 11 Group PCL...................................................  1,223,300    318,030
    Sabina PCL.......................................................    745,300    647,926
    Saha Pathana Inter-Holding PCL...................................    699,100  1,481,782
*   Sahakol Equipment PCL............................................  2,083,800    140,783

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
THAILAND -- (Continued)
    Sahamitr Pressure Container PCL..................................    587,400 $  148,820
    Saha-Union PCL...................................................    882,200  1,241,712
    Sahaviriya Steel Industries PCL.................................. 87,225,900     27,154
    Samart Corp. PCL.................................................  3,812,200    940,583
*   Samart Digital Public Co., Ltd...................................  5,205,900     36,206
    Samart Telcoms PCL...............................................  2,344,900    671,746
    Sansiri PCL...................................................... 69,876,710  2,638,167
    Sappe PCL........................................................  1,246,100    973,935
    SC Asset Corp. PCL............................................... 17,510,315  1,333,788
    Scan Inter PCL, Class F..........................................  4,265,900    307,987
*   SCG Ceramics PCL.................................................  4,998,928    261,577
    SEAFCO PCL.......................................................  3,301,202    699,708
    Sena Development PCL.............................................  2,557,833    265,991
    Sermsang Power Corp. Co., Ltd....................................    566,700    140,760
    Siam Future Development PCL...................................... 11,942,947  2,195,177
    Siam Global House PCL............................................    603,000    303,547
    Siam Wellness Group PCL, Class F.................................  2,384,800  1,097,822
    Siamgas & Petrochemicals PCL.....................................  7,076,100  2,038,817
    Singha Estate PCL................................................ 25,515,354  2,687,161
    Sino-Thai Engineering & Construction PCL.........................  5,233,300  2,911,722
    SNC Former PCL...................................................    475,300    206,207
    Somboon Advance Technology PCL...................................  2,269,537  1,187,570
    Southern Concrete Pile PCL.......................................    115,700     25,098
    SPCG PCL.........................................................  3,350,500  2,319,107
    Sri Trang Agro-Industry PCL......................................  8,404,808  2,894,850
*   Sriracha Construction PCL........................................    840,700    196,289
    Srithai Superware PCL............................................ 10,347,100    260,434
    Srivichai Vejvivat PCL...........................................    306,300     53,256
    Star Petroleum Refining PCL......................................  8,100,100  2,387,511
*   Stars Microelectronics Thailand PCL..............................    189,700      6,408
    STP & I PCL......................................................  7,183,964  1,403,722
    Sub Sri Thai PCL.................................................     77,800     11,595
    Supalai PCL......................................................  8,742,591  4,690,511
*   Super Energy Corp. PCL........................................... 99,227,900  1,971,742
    Susco PCL........................................................  2,781,300    256,069
    SVI PCL.......................................................... 11,477,800  1,725,756
    Symphony Communication PCL.......................................    170,505     18,973
*   Synergetic Auto Performance Co., Ltd., Class F...................    314,100     23,093
    Synnex Thailand PCL..............................................  3,164,140    759,729
    Syntec Construction PCL..........................................  5,864,800    328,250
    TAC Consumer PCL, Class F........................................    976,100    163,249
    Taokaenoi Food & Marketing PCL, Class F..........................  4,427,280  1,554,203
    Tapaco PCL.......................................................    338,100     80,620
*   Tata Steel Thailand PCL.......................................... 26,758,900    443,102
    TCM Corp. PCL....................................................    803,300     54,804
    Thai Agro Energy PCL.............................................  1,578,100    165,153
*   Thai Airways International PCL...................................  7,288,100  1,786,122
*   Thai Airways International PCL...................................    141,400     34,653
    Thai Central Chemical PCL........................................    333,700    229,871
    Thai Nakarin Hospital PCL........................................    338,300    369,727
    Thai President Foods PCL.........................................      1,730     10,027
    Thai Rayon PCL...................................................     40,200     40,440
    Thai Reinsurance PCL............................................. 12,859,300    247,008
    Thai Rubber Latex Group PCL......................................    218,900      4,422
    Thai Rung Union Car PCL..........................................    156,000     23,249
    Thai Solar Energy PCL, Class F...................................  7,354,674    608,931
    Thai Stanley Electric PCL........................................     13,200     68,852
    Thai Stanley Electric PCL, Class F...............................    206,600  1,077,645
    Thai Steel Cable PCL.............................................      2,400        906

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
THAILAND -- (Continued)
     Thai Vegetable Oil PCL...........................................  4,284,875 $  3,654,099
     Thai Wacoal PCL..................................................     78,000      120,765
     Thai Wah PCL.....................................................  2,788,800      393,452
*    Thaicom PCL......................................................  4,383,800      641,709
     Thaifoods Group PCL..............................................  8,059,200    1,030,254
     Thaire Life Assurance PCL........................................  2,634,300      307,095
     Thanachart Capital PCL...........................................  1,725,100    3,027,995
     Thitikorn PCL....................................................  1,719,600      529,633
     Thoresen Thai Agencies PCL.......................................  9,839,354    1,440,303
     Tipco Asphalt PCL................................................  4,341,900    3,062,841
     TIPCO Foods PCL..................................................  2,237,682      563,219
     TKS Technologies PCL.............................................    612,350      145,001
     TMT Steel PCL....................................................  2,411,700      325,873
*    TPBI Public Co...................................................      6,700          950
     TPC Power Holdings Co., Ltd......................................  1,730,400      716,344
     TPI Polene PCL................................................... 57,351,300    2,526,154
     TPI Polene Power PCL.............................................  8,734,600    1,301,729
*    TRC Construction PCL............................................. 46,202,724      183,617
     TTCL PCL.........................................................  1,434,840      327,882
     TTCL PCL.........................................................  1,068,171      244,093
     TTW PCL.......................................................... 11,746,700    5,290,781
*    U City PCL, Class F..............................................  8,213,214      519,531
     UAC Global PCL...................................................    353,200       34,858
     Union Auction PCL................................................    598,700      162,588
     Unique Engineering & Construction PCL............................  6,174,170    1,799,394
     United Paper PCL.................................................  3,350,100    1,087,299
*    United Power of Asia PCL.........................................  2,389,900       18,204
     Univanich Palm Oil PCL...........................................  2,378,600      413,567
     Univentures PCL..................................................  6,983,500    1,248,912
     Vanachai Group PCL...............................................  5,125,659      770,674
     Vibhavadi Medical Center PCL..................................... 13,128,900      808,735
     Vinythai PCL.....................................................  2,548,834    1,975,251
     WHA Utilities and Power PCL......................................  6,435,100    1,374,612
     Workpoint Entertainment PCL......................................  2,116,240    1,352,655
                                                                                  ------------
TOTAL THAILAND........................................................             248,320,312
                                                                                  ------------
TURKEY -- (1.1%)
#    Adana Cimento Sanayii TAS, Class A...............................    562,198      651,447
# *  Afyon Cimento Sanayi TAS.........................................    409,554      337,087
#    Akcansa Cimento A.S..............................................    348,599      413,348
#    Aksa Akrilik Kimya Sanayii A.S...................................    678,684    1,218,243
# *  Aksa Enerji Uretim A.S...........................................    892,823      412,106
     Aksigorta A.S....................................................    991,138      855,480
     Alarko Holding A.S...............................................  1,194,310      947,924
# *  Albaraka Turk Katilim Bankasi A.S................................  3,278,262      698,648
#    Alkim Alkali Kimya A.S...........................................    128,328      675,116
#    Anadolu Anonim Turk Sigorta Sirketi..............................  2,052,847    1,501,254
     Anadolu Cam Sanayii A.S..........................................  1,718,018    1,006,661
     Anadolu Hayat Emeklilik A.S......................................    819,295      793,667
     AvivaSA Emeklilik ve Hayat A.S., Class A.........................     97,076      197,821
     Aygaz A.S........................................................    650,545    1,239,378
# *  Bagfas Bandirma Gubre Fabrikalari A.S............................    270,435      614,198
# *  Baticim Bati Anadolu Cimento Sanayii A.S.........................    770,153      355,156
# *  Bera Holding A.S.................................................  2,951,639    1,443,893
# *  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S................    879,607      266,155
# *  Bizim Toptan Satis Magazalari A.S................................    273,600      401,877
#    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................    369,176      572,441
     Borusan Yatirim ve Pazarlama A.S.................................      4,437       26,376
# *  Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S..................    353,103      361,802

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES    VALUE>>
                                                                       --------- ----------
TURKEY -- (Continued)
     Celebi Hava Servisi A.S..........................................    30,459 $  520,580
*    Cimsa Cimento Sanayi VE Ticaret A.S..............................   486,140    675,739
#    Dogan Sirketler Grubu Holding A.S................................ 8,546,269  2,584,955
# *  Dogus Otomotiv Servis ve Ticaret A.S.............................   432,015    629,500
#    EGE Endustri VE Ticaret A.S......................................     8,561    712,893
#    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
       Ticaret A.S.................................................... 1,231,041    645,539
     ENERJISA ENERJI AS............................................... 1,546,604  1,673,559
#    Erbosan Erciyas Boru Sanayii ve Ticaret A.S......................   140,679    544,877
# *  Fenerbahce Futbol A.S............................................   190,973    530,772
# *  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S...............   413,527    113,390
# *  Global Yatirim Holding A.S....................................... 1,185,413    820,468
     Goldas Kuyumculuk Sanayi Ithalat Ve B............................     8,540          0
     Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S..............         1          2
#    Goodyear Lastikleri TAS..........................................   613,895    298,272
# *  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.................... 1,448,976    894,602
*    GSD Holding AS................................................... 2,309,959    379,413
# *  Gubre Fabrikalari TAS............................................   625,472    612,168
*    Hektas Ticaret TAS...............................................   363,374    400,828
# *  Ihlas Holding A.S................................................ 6,521,746    661,627
     Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret A.S...   170,909    208,982
# *  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.............   796,450    895,427
# *  Is Finansal Kiralama A.S.........................................   558,147    246,764
     Is Yatirim Menkul Degerler A.S., Class A......................... 1,135,191    748,489
#    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A..... 1,701,463    636,514
#    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D..... 5,462,665  2,061,026
# *  Karsan Otomotiv Sanayii Ve Ticaret A.S...........................   942,397    191,197
#    Kartonsan Karton Sanayi ve Ticaret A.S...........................     7,385    409,934
# *  Kerevitas Gida Sanayi ve Ticaret A.S.............................   459,795    221,020
# *  Konya Cimento Sanayii A.S........................................     8,471    304,073
     Kordsa Teknik Tekstil A.S........................................   487,374    998,308
*    Koza Altin Isletmeleri A.S.......................................   183,799  2,259,185
*    Koza Anadolu Metal Madencilik Isletmeleri A.S.................... 1,393,247  2,128,965
# *  Logo Yazilim Sanayi Ve Ticaret A.S...............................   113,926    774,380
*    Mavi Giyim Sanayi Ve Ticaret AS, Class B.........................    48,519    391,521
# *  Metro Ticari ve Mali Yatirimlar Holding A.S...................... 1,698,921    861,747
*    Migros Ticaret A.S...............................................   394,609  1,416,408
# *  MLP SAGLIK HIZMETLERI AS.........................................   108,074    274,574
     Nergis Holding A.S...............................................     1,784          0
# *  NET Holding A.S.................................................. 1,592,159    470,385
# *  Netas Telekomunikasyon A.S.......................................   288,162    465,493
#    Nuh Cimento Sanayi A.S...........................................   435,429    739,297
# *  ODAS Elektrik Uretim ve Sanayi Ticaret A.S.......................   770,543    229,088
     Otokar Otomotiv Ve Savunma Sanayi A.S............................    81,587  2,004,597
# *  Parsan Makina Parcalari Sanayii A.S..............................   126,184    284,143
# *  Pegasus Hava Tasimaciligi A.S....................................   423,944  4,895,606
# *  Petkim Petrokimya Holding A.S.................................... 2,260,685  1,359,877
     Polisan Holding A.S..............................................   698,330    311,201
     Raks Elektronik Sanayi ve Ticaret A.S............................     2,730          0
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S............... 1,508,806    973,586
#    Sasa Polyester Sanayi A.S........................................   566,919    689,809
# *  Sekerbank Turk AS................................................ 2,648,150    467,403
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S......................... 1,345,460  1,371,700
     Soda Sanayii A.S................................................. 2,553,246  2,446,434
# *  Tat Gida Sanayi A.S..............................................   567,533    465,561
     Tekfen Holding A.S...............................................   872,803  2,584,158
#    Trakya Cam Sanayii A.S........................................... 3,354,040  1,722,461
# *  Turcas Petrol A.S................................................   822,759    276,531
*    Turk Traktor ve Ziraat Makineleri A.S............................    92,627    711,919
# *  Turkiye Halk Bankasi A.S.........................................   786,086    719,951

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                        SHARES      VALUE>>
                                                                       --------- --------------
TURKEY -- (Continued)
*    Turkiye Sinai Kalkinma Bankasi A.S............................... 9,976,097 $    1,569,543
# *  Ulker Biskuvi Sanayi A.S......................................... 1,134,260      3,648,983
# *  Vestel Elektronik Sanayi ve Ticaret A.S..........................   788,499      1,404,333
*    Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S......................   990,934      1,065,621
# *  Zorlu Enerji Elektrik Uretim A.S................................. 3,011,709        626,627
                                                                                 --------------
TOTAL TURKEY..........................................................               74,222,083
                                                                                 --------------
TOTAL COMMON STOCKS...................................................            6,243,218,885
                                                                                 --------------
PREFERRED STOCKS -- (1.8%)
BRAZIL -- (1.7%)
     AES Tiete Energia SA.............................................     7,992          4,603
*    Alpargatas SA.................................................... 1,462,211      9,931,586
*    AZUL SA..........................................................   325,982      4,268,938
     Banco ABC Brasil S.A.............................................   881,846      3,966,713
     Banco do Estado do Rio Grande do Sul SA, Class B................. 1,841,692     10,268,104
     Banco Pan SA..................................................... 1,878,440      4,243,527
     Centrais Eletricas Santa Catarina................................    80,500        802,692
     Cia de Saneamento do Parana...................................... 2,843,901     12,877,507
     Cia de Transmissao de Energia Eletrica Paulista.................. 1,944,669     11,428,961
     Cia Energetica de Sao Paulo, Class B............................. 1,846,188     13,672,057
     Cia Energetica do Ceara, Class A.................................   134,839      2,118,154
     Cia Ferro Ligas da Bahia--FERBASA................................   481,034      2,175,778
     Cia Paranaense de Energia........................................   960,299     13,329,970
     Eucatex SA Industria e Comercio..................................   157,378        176,587
*    Gol Linhas Aereas Inteligentes SA................................   121,748      1,111,078
     Grazziotin SA....................................................    12,400         73,556
     Marcopolo SA..................................................... 5,323,518      4,818,444
     Randon SA Implementos e Participacoes............................ 1,982,457      5,116,178
     Schulz SA........................................................    51,100        112,126
     Unipar Carbocloro SA.............................................   535,144      3,870,969
     Usinas Siderurgicas de Minas Gerais SA, Class A.................. 3,461,171      6,265,578
                                                                                 --------------
TOTAL BRAZIL..........................................................              110,633,106
                                                                                 --------------
CHILE -- (0.0%)
     Coca-Cola Embonor SA, Class B....................................   666,620      1,243,749
                                                                                 --------------
COLOMBIA -- (0.1%)
     Avianca Holdings SA.............................................. 2,568,525      1,421,048
     Banco Davivienda SA..............................................    23,577        301,339
                                                                                 --------------
TOTAL COLOMBIA........................................................                1,722,387
                                                                                 --------------
TOTAL PREFERRED STOCKS................................................              113,599,242
                                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
INDONESIA -- (0.0%)
*    Medco Energi Internasional Tbk PT Warrants 12/11/20.............. 9,615,966         91,796
                                                                                 --------------
MALAYSIA -- (0.0%)
*    WCE Holdings Bhd Rights 11/11/19................................. 1,517,000          5,446
                                                                                 --------------
SOUTH KOREA -- (0.0%)
*    Dream Security Co., Ltd. Rights 11/07/19.........................    57,975          6,478
*    Good People Co., Ltd. Rights 11/08/19............................   128,316        108,634
                                                                                 --------------
TOTAL SOUTH KOREA.....................................................                  115,112
                                                                                 --------------

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                                           SHARES       VALUE>>
                                                                         ---------- --------------
TAIWAN -- (0.0%)
*      Arcadyan Technology Corp. Rights 11/11/19........................     56,338 $       41,087
*      Kung Sing Engineering Corp. Rights 11/21/19......................    467,992         25,521
*      Sigurd Microelectronics Corp. Rights 11/12/19....................     87,934         30,765
                                                                                    --------------
TOTAL TAIWAN............................................................                    97,373
                                                                                    --------------
THAILAND -- (0.0%)
*      Property Perfect Rights 09/30/19.................................  6,067,338              0
                                                                                    --------------
TURKEY -- (0.0%)
*      Hektas Ticaret TAS Rights 11/14/19...............................    363,374        676,887
                                                                                    --------------
TOTAL RIGHTS/WARRANTS...................................................                   986,614
                                                                                    --------------
TOTAL INVESTMENT SECURITIES (Cost $6,275,401,168).......................             6,357,804,741
                                                                                    --------------
                                                                                             Value+
                                                                                    --------------
SECURITIES LENDING COLLATERAL -- (3.4%)
@ (S)  The DFA Short Term Investment Fund............................... 19,599,035    226,780,436
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $6,502,156,830).....................            $6,584,585,177
                                                                                    ==============

ADR    American Depositary Receipt.
CP     Certificate Participation.
GDR    Global Depositary Receipt.
P.L.C. Public Limited Company.
SA     Special Assessment.
ST     Special Tax.

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
#      Total or Partial Securities on Loan.
*      Non-Income Producing Securities.
+      See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

As of October 31, 2019, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

                                                                                         UNREALIZED
                                      NUMBER OF EXPIRATION    NOTIONAL       MARKET     APPRECIATION
DESCRIPTION                           CONTRACTS    DATE        VALUE         VALUE     (DEPRECIATION)
-----------                           --------- ----------   -----------   ----------- --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)           650     12/20/19    $33,392,884   $33,845,500    $452,616
S&P 500(R)Emini Index                     72     12/20/19     10,624,869    10,928,880     304,011
                                                             -----------   -----------    --------
TOTAL FUTURES CONTRACTS..............                        $44,017,753   $44,774,380    $756,627
                                                             ===========   ===========    ========

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation
Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------
                                                LEVEL 1      LEVEL 2    LEVEL 3     TOTAL
                                              ------------ ------------ ------- --------------
Common Stocks
   Brazil.................................... $594,972,725           --   --    $  594,972,725
   Chile.....................................      302,888 $ 87,239,859   --        87,542,747
   China.....................................   81,475,059  975,190,305   --     1,056,665,364
   Colombia..................................   20,876,303           --   --        20,876,303

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                 LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                              -------------- -------------- ------- --------------
   Greece....................................             -- $   27,820,918   --    $   27,820,918
   Hong Kong.................................             --        569,179   --           569,179
   Hungary...................................             --      8,006,662   --         8,006,662
   India..................................... $    6,541,236    715,087,431   --       721,628,667
   Indonesia.................................        482,881    174,577,639   --       175,060,520
   Malaysia..................................         41,885    204,722,406   --       204,764,291
   Mexico....................................    201,516,550         19,783   --       201,536,333
   Philippines...............................             --     93,020,607   --        93,020,607
   Poland....................................             --     72,344,163   --        72,344,163
   Russia....................................     10,911,600             --   --        10,911,600
   South Africa..............................     21,009,004    433,155,523   --       454,164,527
   South Korea...............................         74,289    954,966,792   --       955,041,081
   Taiwan....................................        100,823  1,235,649,980   --     1,235,750,803
   Thailand..................................    248,293,158         27,154   --       248,320,312
   Turkey....................................             --     74,222,083   --        74,222,083
Preferred Stocks
   Brazil....................................    110,633,106             --   --       110,633,106
   Chile.....................................             --      1,243,749   --         1,243,749
   Colombia..................................      1,722,387             --   --         1,722,387
Rights/Warrants
   Indonesia.................................             --         91,796   --            91,796
   Malaysia..................................             --          5,446   --             5,446
   South Korea...............................             --        115,112   --           115,112
   Taiwan....................................             --         97,373   --            97,373
   Turkey....................................             --        676,887   --           676,887
Securities Lending Collateral                             --    226,780,436   --       226,780,436
Futures Contracts**                                  756,627             --   --           756,627
                                              -------------- --------------   --    --------------
TOTAL........................................ $1,299,710,521 $5,285,631,283   --    $6,585,341,804
                                              ============== ==============   ==    ==============

**  Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
COMMON STOCKS -- (96.2%)
BRAZIL -- (7.9%)
     Aliansce Sonae Shopping Centers SA...............................    412,958 $  4,381,346
     Alliar Medicos A Frente SA.......................................    265,800    1,199,596
     Banco Bradesco SA, ADR...........................................  1,588,367   13,914,093
     Banco Bradesco SA................................................    758,869    6,215,895
     Banco BTG Pactual SA.............................................    332,725    5,389,307
     Banco do Brasil SA...............................................  5,736,746   68,875,282
*    Banco Pan SA.....................................................     88,465      199,849
     Banco Santander Brasil SA........................................  1,882,506   22,089,698
     BrasilAgro--Co. Brasileira de Propriedades Agricolas.............    241,884    1,022,300
     Camil Alimentos S.A..............................................    618,647      998,042
     Cia Siderurgica Nacional SA, Sponsored ADR.......................    475,872    1,389,546
     Cia Siderurgica Nacional SA......................................    137,400      404,269
     Cogna Educacao................................................... 12,726,406   30,685,537
     Construtora Tenda SA.............................................  1,238,132    7,288,941
     Cosan SA.........................................................    745,640   10,744,430
     CSU Cardsystem SA................................................    189,200      308,532
     Cyrela Brazil Realty SA Empreendimentos e Participacoes..........  2,756,617   18,510,334
     Direcional Engenharia SA.........................................  1,348,561    4,018,278
     Duratex SA.......................................................  4,064,146   13,315,766
     Embraer SA.......................................................  1,042,062    4,554,880
     Embraer SA, Sponsored ADR........................................    936,365   16,264,660
     Enauta Participacoes SA..........................................  1,249,938    4,101,530
*    Even Construtora e Incorporadora SA..............................  1,733,656    5,269,484
     Ez Tec Empreendimentos e Participacoes SA........................    963,890    9,902,071
     Fras-Le SA.......................................................     58,100       66,785
     Gafisa SA, ADR...................................................    165,084      465,536
#    Gerdau SA, Sponsored ADR.........................................  7,033,312   23,139,596
     Gerdau SA........................................................  1,159,266    3,222,994
*    Helbor Empreendimentos SA........................................  3,327,972    2,713,494
     Industrias Romi SA...............................................    197,900      687,382
     International Meal Co. Alimentacao SA, Class A...................  1,172,964    2,158,453
     Iochpe-Maxion SA.................................................  1,484,106    6,453,761
     JBS SA...........................................................  9,391,786   66,249,502
     JHSF Participacoes SA............................................  1,523,474    1,709,421
     Kepler Weber SA..................................................      7,000       37,177
     Marcopolo SA.....................................................     13,800       11,699
*    Marisa Lojas SA..................................................    908,346    2,425,729
*    Mills Estruturas e Servicos de Engenharia SA.....................    332,146      602,923
     Movida Participacoes SA..........................................    510,765    1,916,722
     MRV Engenharia e Participacoes SA................................  3,719,133   16,312,068
*    Paranapanema SA..................................................     82,699      567,070
*    Petro Rio SA.....................................................    210,799      972,393
     Petroleo Brasileiro SA........................................... 12,794,994  104,325,222
#    Petroleo Brasileiro SA , Sponsored ADR (US71654V1017)............ 14,367,145  216,800,218
#    Petroleo Brasileiro SA , Sponsored ADR (US71654V4086)............ 11,860,183  192,609,372
*    Profarma Distribuidora de Produtos Farmaceuticos SA..............     17,900       19,192
     Qualicorp Consultoria e Corretora de Seguros SA..................    484,700    3,855,362
     Restoque Comercio e Confeccoes de Roupas SA......................        100          511
     Santos Brasil Participacoes SA...................................  1,047,901    1,787,219
     Sao Carlos Empreendimentos e Participacoes SA....................     59,700      616,724
     Sao Martinho SA..................................................    207,954      910,528
     Ser Educacional SA...............................................    103,381      614,280
     SLC Agricola SA..................................................  1,172,234    5,293,394
*    Springs Global Participacoes SA..................................    128,800      412,044
     Sul America SA...................................................  2,267,531   27,303,097
# *  Suzano SA, Sponsored ADR.........................................    891,115    7,200,207
     T4F Entretenimento SA............................................    199,400      285,887

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES       VALUE>>
                                                                      ----------- --------------
BRAZIL -- (Continued)
*   Tecnisa SA.......................................................   3,375,879 $    1,010,112
*   Terra Santa Agro SA..............................................         800          2,988
    Trisul SA........................................................     350,505      1,049,636
    Tupy SA..........................................................     892,006      4,254,850
    Usinas Siderurgicas de Minas Gerais SA...........................     556,700      1,227,086
*   Vale SA, Sponsored ADR...........................................  10,058,396    118,085,568
*   Vale SA..........................................................  27,820,681    327,424,551
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e...
    Identificacao S.A................................................     677,337      2,242,871
*   Vulcabras Azaleia SA.............................................     107,000        210,505
                                                                                  --------------
TOTAL BRAZIL.........................................................              1,398,297,795
                                                                                  --------------
CHILE -- (1.2%)
    Besalco SA.......................................................     512,877        345,463
    CAP SA...........................................................   1,073,274      7,877,314
    Cementos BIO BIO SA..............................................     665,307        796,169
    Cencosud SA......................................................  14,189,797     19,250,724
    Cia Pesquera Camanchaca SA.......................................   1,334,309         95,720
*   Cia Sud Americana de Vapores SA..................................  52,042,418      1,710,967
    Cristalerias de Chile SA.........................................     264,624      1,874,408
*   Empresa Nacional de Telecomunicaciones SA........................     708,784      5,544,116
    Empresas CMPC SA.................................................  10,036,473     22,939,176
    Empresas COPEC SA................................................   2,614,266     23,399,457
    Empresas Hites SA................................................   1,895,532        740,213
*   Empresas La Polar SA.............................................  16,829,176        463,725
    Enel Americas SA, ADR............................................   5,139,598     49,134,557
    Enel Americas SA.................................................  40,709,802      7,626,784
    Enel Chile SA, ADR...............................................   2,063,159      8,562,110
    Grupo Security SA................................................   3,891,973      1,128,186
    Inversiones Aguas Metropolitanas SA..............................   4,374,324      5,213,904
    Itau CorpBanca................................................... 894,821,754      5,416,408
    Itau CorpBanca, ADR..............................................       3,677         33,387
#   Latam Airlines Group SA, Sponsored ADR...........................     897,217     10,111,636
    Latam Airlines Group SA..........................................   1,627,540     17,998,386
*   Masisa SA........................................................  38,530,729      1,782,084
    PAZ Corp. SA.....................................................   2,191,235      3,023,779
    Ripley Corp. SA..................................................  11,204,406      6,454,810
    Salfacorp SA.....................................................   3,450,560      2,909,595
    Sigdo Koppers SA.................................................     196,163        281,147
    SMU SA...........................................................     449,171         86,726
    Sociedad Matriz SAAM SA..........................................  54,199,027      4,467,145
    Socovesa SA......................................................   5,467,522      2,503,817
    SONDA SA.........................................................      37,526         40,199
    Vina Concha y Toro SA............................................   1,552,271      2,863,704
                                                                                  --------------
TOTAL CHILE..........................................................                214,675,816
                                                                                  --------------
CHINA -- (16.8%)
*   21Vianet Group, Inc., ADR........................................      15,369        130,329
#   361 Degrees International, Ltd...................................   6,319,000      1,295,603
    Agile Group Holdings, Ltd........................................  11,816,999     15,927,742
    Agricultural Bank of China, Ltd., Class H........................ 124,662,000     51,298,852
    Air China, Ltd., Class H.........................................  12,738,000     11,246,414
    Ajisen China Holdings, Ltd.......................................   2,186,000        627,060
*   Aluminum Corp. of China, Ltd., Class H...........................  22,438,000      6,647,629
    AMVIG Holdings, Ltd..............................................   3,445,100        888,295
#   Angang Steel Co., Ltd., Class H..................................  10,909,632      3,649,533
#   Anton Oilfield Services Group....................................  17,042,000      1,689,587
    Anxin-China Holdings, Ltd........................................   6,152,000              0

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
CHINA -- (Continued)
     Asia Cement China Holdings Corp..................................   4,074,500 $  4,941,143
# *  Asian Citrus Holdings, Ltd.......................................   4,633,000       66,516
# *  AVIC International Holdings, Ltd., Class H.......................   2,226,000    2,096,999
     BAIC Motor Corp., Ltd., Class H..................................  13,557,500    8,409,811
     Bank of China, Ltd., Class H..................................... 310,867,817  126,767,159
     Bank of Chongqing Co., Ltd., Class H.............................   3,051,500    1,792,336
     Bank of Communications Co., Ltd., Class H........................  36,774,574   25,115,096
     Bank of Tianjin Co., Ltd., Class H...............................      29,000       13,941
     Bank of Zhengzhou Co., Ltd., Class H.............................      28,000        9,388
*    Baoye Group Co., Ltd., Class H...................................   1,697,120    1,110,531
#    BBMG Corp., Class H..............................................  13,890,000    3,975,207
     Beijing Capital International Airport Co., Ltd., Class H.........   7,606,000    7,203,799
     Beijing Capital Land, Ltd., Class H..............................   6,287,060    2,112,628
*    Beijing Enterprises Clean Energy Group, Ltd......................   4,880,000       55,324
     Beijing Enterprises Holdings, Ltd................................   2,243,000   10,560,933
*    Beijing Enterprises Medical & Health Group, Ltd..................   3,048,000       95,309
#    Beijing North Star Co., Ltd., Class H............................   4,424,000    1,357,666
*    Beijing Properties Holdings, Ltd.................................     456,000       13,873
     Beijing Urban Construction Design & Development Group Co., Ltd.,
       Class H........................................................      65,000       18,703
#    Best Pacific International Holdings, Ltd.........................     210,000       70,915
     Boyaa Interactive International, Ltd.............................   1,548,000      221,532
     Brilliance China Automotive Holdings, Ltd........................  12,180,000   13,431,781
#    BYD Electronic International Co., Ltd............................   4,503,000    7,732,432
     C C Land Holdings, Ltd...........................................  18,827,429    4,250,156
     Cabbeen Fashion, Ltd.............................................   1,134,000      231,479
*    Capital Environment Holdings, Ltd................................   8,486,000      189,309
*    CAR, Inc.........................................................   2,451,000    2,000,345
     Carrianna Group Holdings Co., Ltd................................   3,478,391      354,657
*    CECEP COSTIN New Materials Group, Ltd............................     132,000        1,895
     Central China Real Estate, Ltd...................................   6,012,350    2,754,551
*    Century Sunshine Group Holdings, Ltd.............................  11,885,000      314,877
*    CGN Meiya Power Holdings Co., Ltd................................  11,588,000    1,739,873
     Changshouhua Food Co., Ltd.......................................      91,000       36,570
     Changyou.com, Ltd., ADR..........................................      56,310      538,324
#    Chaowei Power Holdings, Ltd......................................   4,582,000    1,657,947
     Cheetah Mobile, Inc., ADR........................................      93,396      361,443
*    Chiho Environmental Group, Ltd...................................   1,072,000       67,618
     China Aerospace International Holdings, Ltd......................  10,452,000      579,309
     China Agri-Industries Holdings, Ltd..............................  15,955,500    5,256,650
     China Aircraft Leasing Group Holdings, Ltd.......................      74,000       76,374
     China Aoyuan Group, Ltd..........................................   5,430,000    6,939,159
*    China Beidahuang Industry Group Holdings, Ltd....................     408,000        5,523
     China BlueChemical, Ltd., Class H................................  16,206,878    3,944,050
     China Cinda Asset Management Co., Ltd., Class H..................  40,597,000    8,421,719
     China CITIC Bank Corp., Ltd., Class H............................  36,900,112   21,389,544
     China Coal Energy Co., Ltd., Class H.............................   8,772,000    3,498,108
     China Common Rich Renewable Energy Investments, Ltd..............  14,642,000    3,503,564
     China Communications Construction Co., Ltd., Class H.............  18,154,327   13,819,840
     China Communications Services Corp., Ltd., Class H...............  12,917,071    7,976,650
     China Construction Bank Corp., Class H........................... 482,773,101  386,831,809
*    China Dili Group.................................................   4,137,899    1,265,485
     China Dongxiang Group Co., Ltd...................................  19,415,000    2,177,745
*    China Eastern Airlines Corp., Ltd., ADR..........................       1,205       29,812
# *  China Eastern Airlines Corp., Ltd., Class H......................   7,730,000    3,855,288
     China Electronics Optics Valley Union Holding Co., Ltd...........   3,112,000      186,484
     China Energy Engineering Corp., Ltd., Class H....................   1,236,000      124,683
     China Everbright Bank Co., Ltd., Class H.........................  13,233,000    6,089,401
     China Everbright Greentech Ltd...................................     640,000      356,954

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
CHINA -- (Continued)
     China Everbright, Ltd............................................  6,605,869 $  9,787,278
#    China Evergrande Group...........................................    194,000      472,245
     China Fiber Optic Network System Group, Ltd......................  3,598,000       24,106
     China Financial Services Holdings, Ltd...........................  1,884,000      108,147
     China Galaxy Securities Co., Ltd., Class H....................... 15,380,000    7,842,058
     China Glass Holdings, Ltd........................................  4,496,000      246,407
*    China Greenfresh Group Co., Ltd..................................  1,746,000       66,723
#    China Harmony New Energy Auto Holding, Ltd.......................  5,293,000    1,821,421
*    China High Precision Automation Group, Ltd.......................    429,000       12,524
#    China High Speed Transmission Equipment Group Co., Ltd...........  1,889,000    1,113,777
     China Hongqiao Group, Ltd........................................ 10,475,000    5,817,710
     China Huarong Asset Management Co., Ltd., Class H................ 44,747,000    6,606,203
*    China Huiyuan Juice Group, Ltd...................................  4,269,983    1,019,004
     China International Capital Corp., Ltd., Class H.................  5,224,800    9,527,142
#    China International Marine Containers Group Co., Ltd., Class H...  2,919,880    2,568,384
     China Jinmao Holdings Group, Ltd................................. 22,772,580   15,139,672
     China Lesso Group Holdings, Ltd..................................  8,567,000    8,846,410
*    China Longevity Group Co., Ltd...................................  1,152,649       37,804
# *  China Lumena New Materials Corp.................................. 52,602,000            0
     China Machinery Engineering Corp., Class H.......................  5,555,000    2,188,545
#    China Merchants Land, Ltd........................................  9,608,000    1,358,105
     China Merchants Port Holdings Co., Ltd...........................  6,057,903    9,471,713
     China Merchants Securities Co., Ltd., Class H....................    281,200      318,318
#    China Metal Recycling Holdings, Ltd..............................  3,259,800            0
     China Minsheng Banking Corp., Ltd., Class H...................... 36,363,400   25,435,135
     China Mobile, Ltd................................................ 34,307,500  278,806,586
     China Mobile, Ltd., Sponsored ADR................................  1,459,236   58,923,950
     China National Building Material Co., Ltd., Class H.............. 30,551,250   25,749,312
     China New Town Development Co., Ltd.............................. 11,705,522      235,896
     China Oil & Gas Group, Ltd....................................... 12,360,000      535,260
     China Oilfield Services, Ltd., Class H...........................  7,782,000   10,834,692
     China Oriental Group Co., Ltd....................................  7,752,000    2,705,427
     China Overseas Grand Oceans Group, Ltd........................... 12,988,500    6,719,578
     China Overseas Land & Investment, Ltd............................ 28,666,000   90,455,302
     China Petroleum & Chemical Corp., ADR............................  1,019,288   57,579,568
     China Petroleum & Chemical Corp., Class H........................ 60,669,575   34,507,318
*    China Properties Group, Ltd......................................  3,380,000      387,660
     China Railway Construction Corp., Ltd., Class H.................. 13,817,514   15,113,420
     China Railway Group, Ltd., Class H............................... 26,349,000   15,880,932
*    China Rare Earth Holdings, Ltd...................................  4,994,600      251,656
     China Reinsurance Group Corp., Class H........................... 18,357,000    2,994,801
     China Resources Cement Holdings, Ltd............................. 15,898,000   17,409,742
     China Resources Land, Ltd........................................ 19,654,000   83,586,043
     China Resources Medical Holdings Co., Ltd........................    949,500      544,756
     China Resources Pharmaceutical Group, Ltd........................  1,274,500    1,177,010
#    China Sanjiang Fine Chemicals Co., Ltd...........................  3,624,000      747,272
     China SCE Group Holdings, Ltd.................................... 15,095,000    6,916,727
# *  China Shengmu Organic Milk, Ltd..................................    309,000       11,414
     China Shenhua Energy Co., Ltd., Class H.......................... 22,717,000   46,136,840
     China Shineway Pharmaceutical Group, Ltd.........................  1,537,000    1,479,066
*    China Silver Group, Ltd..........................................  5,350,000      604,408
     China South City Holdings, Ltd................................... 34,206,000    3,964,752
#    China Southern Airlines Co., Ltd., Class H....................... 14,170,000    8,720,774
     China Starch Holdings, Ltd....................................... 13,595,000      270,068
     China State Construction International Holdings, Ltd.............  7,150,000    6,584,813
     China Sunshine Paper Holdings Co., Ltd...........................  1,374,500      197,827
     China Taifeng Beddings Holdings, Ltd.............................    640,000            0
     China Taiping Insurance Holdings Co., Ltd........................  8,947,200   20,114,196
     China Traditional Chinese Medicine Holdings Co., Ltd.............  6,840,000    3,054,239

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
CHINA -- (Continued)
     China Travel International Investment Hong Kong, Ltd.............  17,261,631 $  2,725,016
#    China Unicom Hong Kong, Ltd., ADR................................   5,716,005   55,731,049
#    China Vast Industrial Urban Development Co., Ltd.................     550,000      213,295
     China XLX Fertiliser, Ltd........................................   1,215,000      310,054
# *  China Yurun Food Group, Ltd......................................   4,336,000      487,069
#    China ZhengTong Auto Services Holdings, Ltd......................   8,759,500    2,618,938
     China Zhongwang Holdings, Ltd....................................  14,445,354    5,997,157
     Chongqing Machinery & Electric Co., Ltd., Class H................   3,860,000      280,332
     Chongqing Rural Commercial Bank Co., Ltd., Class H...............  17,875,000    9,540,730
*    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd........   1,188,000       51,358
     Chu Kong Shipping Enterprise Group Co., Ltd......................     526,000       87,764
     CIFI Holdings Group Co., Ltd.....................................  17,818,758   11,884,683
     CIMC Enric Holdings, Ltd.........................................     260,000      140,730
     CITIC Dameng Holdings, Ltd.......................................   4,333,000      179,326
     CITIC Resources Holdings, Ltd....................................  10,312,000      669,839
     CITIC Securities Co., Ltd., Class H..............................     815,000    1,495,293
     CITIC, Ltd.......................................................  28,335,483   37,274,864
*    Citychamp Watch & Jewellery Group, Ltd...........................     546,000      118,418
     Clear Media, Ltd.................................................     101,000       46,361
     CNOOC, Ltd....................................................... 102,276,000  152,212,236
#    CNOOC, Ltd., Sponsored ADR.......................................     202,442   30,070,735
# *  Cogobuy Group....................................................     713,000      118,008
#    Comba Telecom Systems Holdings, Ltd..............................  10,448,267    2,401,710
     Concord New Energy Group, Ltd....................................  35,720,000    1,796,642
*    Coolpad Group, Ltd...............................................   5,085,893      146,776
     COSCO SHIPPING Development Co., Ltd., Class H....................   4,215,000      472,201
     COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........   7,898,000    3,397,563
     COSCO SHIPPING International Hong Kong Co., Ltd..................   4,000,000    1,014,793
     COSCO SHIPPING Ports, Ltd........................................  12,938,256   10,171,920
*    Coslight Technology International Group Co., Ltd.................     274,000       35,671
     Cosmo Lady China Holdings Co., Ltd...............................     287,000       42,339
#    CPMC Holdings, Ltd...............................................   3,651,000    1,460,648
     CRCC High-Tech Equipment Corp., Ltd., Class H....................   1,742,000      277,271
     CRRC Corp., Ltd., Class H........................................   1,388,000      928,342
# *  CT Environmental Group, Ltd......................................   9,748,000      317,223
     Dah Chong Hong Holdings, Ltd.....................................   7,895,583    3,602,572
     Dawnrays Pharmaceutical Holdings, Ltd............................     189,000       33,504
     Digital China Holdings, Ltd......................................     447,000      232,958
#    Dongfang Electric Corp., Ltd., Class H...........................     609,000      343,024
     Dongfeng Motor Group Co., Ltd., Class H..........................  11,326,000   11,361,252
     Dongyue Group, Ltd...............................................   7,058,000    3,305,937
*    Dynasty Fine Wines Group, Ltd....................................   3,856,600      203,615
     E-Commodities Holdings, Ltd......................................   5,448,000      260,188
     Embry Holdings, Ltd..............................................     539,000      102,906
     EVA Precision Industrial Holdings, Ltd...........................   3,856,000      309,727
     Everbright Securities Co., Ltd., Class H.........................     962,600      682,505
*    Evergreen International Holdings, Ltd............................     187,000        9,526
     Fantasia Holdings Group Co., Ltd.................................  12,610,015    1,908,804
     Far East Horizon, Ltd............................................   6,506,000    6,159,511
     Fosun International, Ltd.........................................  10,779,683   14,095,263
     Fufeng Group, Ltd................................................   9,334,000    4,301,878
# *  GCL New Energy Holdings, Ltd.....................................  11,804,000      382,712
# *  GCL-Poly Energy Holdings, Ltd.................................... 112,323,000    4,496,432
     Gemdale Properties & Investment Corp., Ltd.......................  19,376,000    2,243,466
#    Genertec Universal Medical Group Co., Ltd........................   4,706,500    3,215,299
*    GF Securities Co., Ltd., Class H.................................   5,870,000    6,113,467
*    Glorious Property Holdings, Ltd..................................  22,433,000      900,575
     Goldlion Holdings, Ltd...........................................   1,962,000      608,259
     Goldpac Group, Ltd...............................................   1,194,000      284,785

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
CHINA -- (Continued)
# *  GOME Retail Holdings, Ltd........................................  74,594,000 $  6,742,966
*    Grand Baoxin Auto Group, Ltd.....................................   5,008,500    1,004,509
     Great Wall Motor Co., Ltd., Class H..............................  12,259,500    9,933,275
     Greenland Hong Kong Holdings, Ltd................................   7,747,575    2,670,789
#    Greentown China Holdings, Ltd....................................   5,657,091    5,219,205
#    Guangshen Railway Co., Ltd., Sponsored ADR.......................     284,048    4,593,056
     Guangzhou Automobile Group Co., Ltd., Class H....................  12,530,000   12,514,155
     Guangzhou R&F Properties Co., Ltd., Class H......................   8,070,314   12,504,574
     Guolian Securities Co., Ltd., Class H............................     171,500       49,162
     Guorui Properties, Ltd...........................................   5,031,000      967,446
     Guotai Junan Securities Co., Ltd., Class H.......................   1,009,800    1,543,074
     Haitong Securities Co., Ltd., Class H............................   9,826,800   10,032,257
*    Harbin Bank Co., Ltd., Class H...................................   1,489,000      282,843
# *  Harbin Electric Co., Ltd., Class H...............................   5,227,474    1,332,434
# *  HC Group, Inc....................................................   2,007,500      725,142
     Hengdeli Holdings, Ltd...........................................  13,844,000      582,757
*    Hi Sun Technology China, Ltd.....................................   7,206,000    1,249,480
     Hilong Holding, Ltd..............................................   5,651,000      611,689
     HKC Holdings, Ltd................................................   1,208,155      969,643
*    Honghua Group, Ltd...............................................   9,274,000      572,184
     Honworld Group, Ltd..............................................     593,500      307,088
     Hopefluent Group Holdings, Ltd...................................   1,624,000      362,365
     Hopson Development Holdings, Ltd.................................   4,960,000    4,781,275
*    Hua Han Health Industry Holdings, Ltd............................  22,700,160    1,535,370
#    Hua Hong Semiconductor, Ltd......................................   3,490,000    7,017,862
     Huaneng Renewables Corp., Ltd., Class H..........................  34,180,000   13,049,083
#    Huatai Securities Co., Ltd., Class H.............................   3,271,400    4,862,662
     Huishang Bank Corp., Ltd., Class H...............................   1,351,900      525,181
# *  Hydoo International Holding, Ltd.................................     840,023       60,004
     Industrial & Commercial Bank of China, Ltd., Class H............. 287,374,996  205,873,482
     Inner Mongolia Yitai Coal Co., Ltd., Class H.....................      10,500        6,919
# *  Jiangnan Group, Ltd..............................................  13,767,000      587,909
     Jiangxi Copper Co., Ltd., Class H................................   5,725,000    6,702,421
     Jiayuan International Group, Ltd.................................   3,504,000    1,401,917
#    Jilin Jiutai Rural Commercial Bank Corp., Ltd., Class H..........      38,849       15,165
#    Jingrui Holdings, Ltd............................................   2,150,000      753,129
# *  JinkoSolar Holding Co., Ltd., ADR................................     348,276    5,029,105
     Joy City Property, Ltd...........................................  12,038,000    1,318,830
     Ju Teng International Holdings, Ltd..............................   5,798,249    1,353,250
     K Wah International Holdings, Ltd................................   2,184,233    1,193,615
*    Kai Yuan Holdings, Ltd...........................................  41,600,000      148,404
     Kaisa Group Holdings, Ltd........................................   7,655,632    3,347,883
*    Kangda International Environmental Co., Ltd......................   4,359,000      422,274
     Kingboard Holdings, Ltd..........................................   6,064,845   16,162,217
     Kingboard Laminates Holdings, Ltd................................   3,531,000    3,232,573
     Kunlun Energy Co., Ltd...........................................  26,232,000   24,415,068
     KWG Group Holdings, Ltd..........................................   9,903,500    9,972,640
*    Labixiaoxin Snacks Group, Ltd....................................     309,000       13,084
     Lai Fung Holdings, Ltd...........................................     646,588      752,687
     Lee & Man Paper Manufacturing, Ltd...............................   5,112,000    2,842,603
     Lee's Pharmaceutical Holdings, Ltd...............................      31,500       16,829
     Legend Holdings Corp., Class H...................................   1,170,300    2,572,553
     Leoch International Technology, Ltd..............................   2,305,000      167,543
     LK Technology Holdings, Ltd......................................     885,000       54,623
     Longfor Group Holdings, Ltd......................................   7,279,000   30,208,933
     Lonking Holdings, Ltd............................................  16,696,000    4,627,871
#    Maanshan Iron & Steel Co., Ltd., Class H.........................  16,036,000    6,065,189
     Maoye International Holdings, Ltd................................   7,177,000      443,470
     Metallurgical Corp. of China, Ltd., Class H......................   9,392,000    1,988,276

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- -----------
CHINA -- (Continued)
     Min Xin Holdings, Ltd............................................     708,418 $   307,009
*    Mingfa Group International Co., Ltd..............................     608,000       4,368
     Minmetals Land, Ltd..............................................  10,281,205   1,452,809
# *  MMG, Ltd.........................................................   1,656,000     344,749
     MOBI Development Co., Ltd........................................     303,000      33,574
#    Modern Land China Co., Ltd.......................................   2,765,200     380,767
*    Nature Home Holding Co., Ltd.....................................     907,000     156,068
*    New World Department Store China, Ltd............................   3,148,000     498,021
#    Nexteer Automotive Group, Ltd....................................     934,000     870,506
     Nine Dragons Paper Holdings, Ltd.................................  11,165,000   9,685,236
# *  North Mining Shares Co., Ltd.....................................   5,170,000      10,516
     NVC Lighting Holdings, Ltd.......................................   5,253,000     751,158
#    Orient Securities Co., Ltd., Class H.............................   1,546,000     864,182
     Overseas Chinese Town Asia Holdings, Ltd.........................   1,014,000     316,874
# *  Ozner Water International Holding, Ltd...........................     349,000      66,236
# *  Panda Green Energy Group, Ltd....................................   3,744,000     106,914
     Parkson Retail Group, Ltd........................................   5,855,000     470,239
     PAX Global Technology, Ltd.......................................   4,636,000   2,025,761
#    PetroChina Co., Ltd., ADR........................................      62,717   3,024,841
     PetroChina Co., Ltd., Class H.................................... 134,278,000  65,482,192
     PICC Property & Casualty Co., Ltd., Class H......................  29,443,000  37,260,655
     Poly Culture Group Corp., Ltd., Class H..........................     297,300     221,773
     Poly Property Group Co., Ltd.....................................  15,255,488   5,510,395
     Postal Savings Bank of China Co., Ltd., Class H..................  26,889,000  17,240,224
     Pou Sheng International Holdings, Ltd............................   4,059,000   1,532,381
     Powerlong Real Estate Holdings, Ltd..............................  11,116,000   7,367,402
     Prosperity International Holdings HK, Ltd........................     416,800       8,206
*    PW Medtech Group, Ltd............................................   1,439,000     227,282
     Qingdao Port International Co., Ltd., Class H....................     427,000     244,877
     Qingling Motors Co., Ltd., Class H...............................   5,792,000   1,402,949
#    Qinhuangdao Port Co., Ltd., Class H..............................     209,000      38,938
     Qunxing Paper Holdings Co., Ltd..................................   5,020,071     242,164
*    Real Gold Mining, Ltd............................................   3,137,500     105,305
     Red Star Macalline Group Corp., Ltd., Class H....................   1,093,143     875,872
*    Regal International Airport Group Co., Ltd., Class H.............     579,000     381,793
*    REXLot Holdings, Ltd.............................................  67,831,618     136,772
     Ronshine China Holdings, Ltd.....................................   1,277,500   1,426,118
     Sany Heavy Equipment International Holdings Co., Ltd.............   4,462,000   2,339,634
#    Seaspan Corp.....................................................     692,523   7,506,949
# *  Semiconductor Manufacturing International Corp...................   9,987,198  12,686,213
*    Semiconductor Manufacturing International Corp., ADR.............     494,406   3,090,037
     Shandong Chenming Paper Holdings, Ltd., Class H..................   2,428,727   1,011,596
     Shandong Xinhua Pharmaceutical Co., Ltd., Class H................     126,000      58,772
     Shanghai Electric Group Co., Ltd., Class H.......................   9,314,000   2,848,937
     Shanghai Industrial Holdings, Ltd................................   3,640,918   6,777,462
     Shanghai Industrial Urban Development Group, Ltd.................  14,914,918   1,861,181
     Shanghai Jin Jiang Capital Co., Ltd., Class H....................  11,256,000   1,677,734
     Shanghai La Chapelle Fashion Co., Ltd., Class H..................      40,200       7,626
     Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............   4,248,900   7,677,411
     Shanghai Prime Machinery Co., Ltd., Class H......................   5,514,000     555,308
     Shengjing Bank Co., Ltd., Class H................................     463,500     312,183
     Shenguan Holdings Group, Ltd.....................................   3,610,000     136,009
     Shenzhen International Holdings, Ltd.............................   1,277,500   2,597,197
     Shenzhen Investment, Ltd.........................................  23,686,266   9,322,785
     Shimao Property Holdings, Ltd....................................   8,837,535  29,606,475
     Shougang Concord International Enterprises Co., Ltd..............  52,118,416   2,456,006
     Shougang Fushan Resources Group, Ltd.............................  18,090,594   3,732,959
     Shui On Land, Ltd................................................  27,207,303   5,475,279
# *  Shunfeng International Clean Energy, Ltd.........................  10,632,000     266,666

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
CHINA -- (Continued)
     Sihuan Pharmaceutical Holdings Group, Ltd........................ 12,926,000 $ 1,693,563
# *  Silver Grant International Holdings Group, Ltd...................  6,324,804   1,023,621
*    SINA Corp........................................................     70,968   2,810,333
     Sinofert Holdings, Ltd...........................................  8,020,000     817,476
# *  Sinolink Worldwide Holdings, Ltd.................................  9,156,508     576,512
     Sino-Ocean Group Holding, Ltd.................................... 24,248,602   8,915,026
     Sinopec Engineering Group Co., Ltd., Class H.....................  8,263,500   4,720,577
     Sinopec Kantons Holdings, Ltd....................................  6,242,000   2,544,637
     Sinopec Shanghai Petrochemical Co., Ltd., Class H................  6,720,000   1,855,992
     Sinotrans, Ltd., Class H......................................... 13,437,000   3,950,810
     Sinotruk Hong Kong, Ltd..........................................  5,382,835   8,133,830
     Skyworth Group, Ltd.............................................. 15,043,083   3,887,310
     SOHO China, Ltd.................................................. 15,870,888   5,415,805
     Springland International Holdings, Ltd...........................  4,639,000     834,741
*    SPT Energy Group, Inc............................................  4,114,000     324,789
*    SRE Group, Ltd................................................... 21,316,285     168,170
     Sun King Power Electronics Group.................................    148,000      20,588
# *  Sunshine 100 China Holdings, Ltd.................................    249,000      44,449
*    Tarena International, Inc., ADR..................................      2,806       2,178
*    Taung Gold International, Ltd....................................  5,980,000      29,003
     TCL Electronics Holdings, Ltd....................................  3,811,666   1,806,531
*    Technovator International, Ltd...................................  1,612,000     131,571
# *  Tenwow International Holdings, Ltd...............................  2,993,000      27,234
#    Texhong Textile Group, Ltd.......................................  1,447,000   1,461,887
     Tian An China Investment Co., Ltd................................  4,076,000   1,972,832
*    Tian Ge Interactive Holdings, Ltd................................  1,324,000     354,508
     Tiangong International Co., Ltd..................................  4,258,000   1,520,456
     Tianjin Port Development Holdings, Ltd........................... 14,025,657   1,286,039
#    Tianneng Power International, Ltd................................  3,888,000   2,539,712
     Time Watch Investments, Ltd......................................     92,000      11,397
#    Tomson Group, Ltd................................................  3,384,526     808,417
#    Tongda Group Holdings, Ltd....................................... 27,050,000   2,201,534
     Tonly Electronics Holdings, Ltd..................................     41,330      30,972
#    Top Spring International Holdings, Ltd...........................    146,000      29,937
#    TPV Technology, Ltd..............................................  6,166,496   3,016,534
     Trigiant Group, Ltd..............................................  2,888,000     503,728
     Trip.com Group Ltd...............................................    386,674  12,756,375
     Trony Solar Holdings Co., Ltd....................................  8,775,000           0
# *  V1 Group, Ltd....................................................  6,098,000     159,380
     Wasion Holdings, Ltd.............................................  3,944,000   1,953,857
     Weiqiao Textile Co., Class H.....................................  3,068,500     808,695
     West China Cement, Ltd........................................... 22,140,000   3,547,585
     Xiamen International Port Co., Ltd., Class H.....................  7,392,000   1,036,390
     Xingda International Holdings, Ltd...............................  6,577,802   1,833,176
     Xingfa Aluminium Holdings, Ltd...................................    435,000     449,510
     Xinhua Winshare Publishing and Media Co., Ltd., Class H..........  1,246,000     884,820
*    Xinjiang Xinxin Mining Industry Co., Ltd., Class H...............    814,000      51,339
     Xinyuan Real Estate Co., Ltd., ADR...............................    164,868     603,417
*    Yanchang Petroleum International, Ltd............................ 19,330,000     128,041
     Yanzhou Coal Mining Co., Ltd., Class H........................... 13,442,000  13,637,881
     Yip's Chemical Holdings, Ltd.....................................    842,000     249,974
# *  Yiren Digital, Ltd., ADR.........................................     30,413     196,772
# *  Youyuan International Holdings, Ltd..............................  4,485,251     148,822
*    YuanShengTai Dairy Farm, Ltd.....................................    363,000      14,323
     Yuexiu Property Co., Ltd......................................... 54,304,786  11,961,301
     Yuzhou Properties Co., Ltd....................................... 15,981,810   6,751,065
# *  YY, Inc., ADR....................................................    202,350  11,501,574
     Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H.........    614,000     309,689
*    Zhong An Group, Ltd.............................................. 13,233,600     397,950

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                       SHARES      VALUE>>
                                                                      --------- --------------
CHINA -- (Continued)
    Zhuhai Holdings Investment Group, Ltd............................ 1,404,000 $      175,277
    Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H 5,695,600      4,181,120
                                                                                --------------
TOTAL CHINA..........................................................            2,954,888,485
                                                                                --------------
COLOMBIA -- (0.2%)
    Almacenes Exito SA............................................... 1,738,576      9,207,252
    Banco de Bogota SA...............................................     2,143         55,173
    Cementos Argos SA................................................    94,431        213,168
*   Corp. Financiera Colombiana SA...................................    29,831        256,829
    Grupo Argos SA................................................... 1,522,091      8,240,907
    Grupo de Inversiones Suramericana SA............................. 1,637,170     16,565,448
    Grupo Nutresa SA.................................................   188,247      1,428,004
    Mineros SA.......................................................   128,115        127,167
                                                                                --------------
TOTAL COLOMBIA.......................................................               36,093,948
                                                                                --------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S.......................................................... 1,646,906     37,566,643
                                                                                --------------
GREECE -- (0.2%)
*   Alpha Bank AE.................................................... 4,269,350      9,109,888
    Bank of Greece...................................................    30,279        476,232
*   Ellaktor SA...................................................... 1,131,694      2,323,112
*   Eurobank Ergasias SA............................................. 4,510,153      4,572,080
    Fourlis Holdings SA..............................................     8,485         51,122
*   GEK Terna Holding Real Estate Construction SA....................    23,827        180,624
    Hellenic Petroleum SA............................................    59,511        565,684
*   Intracom Holdings SA.............................................   835,372        876,822
*   Marfin Investment Group Holdings SA..............................   307,686         36,666
    Mytilineos SA....................................................   197,499      2,164,456
*   National Bank of Greece SA....................................... 3,551,089     12,043,147
*   Piraeus Bank SA.................................................. 1,350,371      4,709,864
                                                                                --------------
TOTAL GREECE.........................................................               37,109,697
                                                                                --------------
HUNGARY -- (0.3%)
    MOL Hungarian Oil & Gas P.L.C.................................... 3,881,128     38,381,454
    Richter Gedeon Nyrt..............................................   373,549      6,924,620
                                                                                --------------
TOTAL HUNGARY........................................................               45,306,074
                                                                                --------------
INDIA -- (13.2%)
*   5Paisa Capital, Ltd..............................................    50,959        120,569
    Aarti Drugs, Ltd.................................................    16,087        121,774
    ACC, Ltd.........................................................   431,661      9,567,004
    Adani Enterprises, Ltd........................................... 1,849,082      5,135,273
    Adani Gas, Ltd................................................... 3,212,862      6,649,138
*   Adani Green Energy, Ltd.......................................... 2,073,085      2,613,006
*   Adani Power, Ltd................................................. 2,362,845      2,194,982
*   Adani Transmissions, Ltd.........................................   704,384      2,737,564
*   Aditya Birla Capital, Ltd........................................ 2,879,031      3,333,013
*   Aditya Birla Fashion and Retail, Ltd.............................   135,924        407,885
    Advanced Enzyme Technologies, Ltd................................    19,479         50,958
    Alembic, Ltd.....................................................   517,596        379,416
*   Allahabad Bank................................................... 1,227,692        457,439
    Allcargo Logistics, Ltd..........................................   547,693        801,390
    Ambuja Cements, Ltd.............................................. 5,574,791     15,940,284
*   Amtek Auto, Ltd..................................................   941,223         13,685
    Anant Raj, Ltd...................................................   831,469        372,893
*   Andhra Bank...................................................... 2,254,186        560,462

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Andhra Sugars, Ltd. (The)........................................     14,835 $     56,083
*   Anveshan Heavy Engineering, Ltd..................................     39,212      268,107
    Apar Industries, Ltd.............................................    142,440    1,068,109
    Apollo Tyres, Ltd................................................  3,928,454   10,517,800
*   Arvind Fashions, Ltd.............................................    374,152    2,387,449
    Arvind, Ltd......................................................  1,967,575    1,400,601
    Ashiana Housing, Ltd.............................................     51,567       69,549
    Ashok Leyland, Ltd...............................................  4,861,241    5,257,591
*   Ashoka Buildcon, Ltd.............................................    545,419      793,835
    Astra Microwave Products, Ltd....................................    107,891      120,384
    Aurobindo Pharma, Ltd............................................  2,046,747   13,555,982
    Axis Bank, Ltd................................................... 10,161,387  104,675,939
*   Bajaj Hindusthan Sugar, Ltd......................................  1,112,982       98,099
    Bajaj Holdings & Investment, Ltd.................................    380,917   19,581,304
    Balmer Lawrie & Co., Ltd.........................................    550,114    1,532,220
    Balrampur Chini Mills, Ltd.......................................  2,573,344    5,906,071
    Banco Products India, Ltd........................................    125,222      205,834
*   Bank of Baroda...................................................  5,846,304    8,005,085
*   Bank of Maharashtra..............................................    833,430      138,975
    Bannari Amman Sugars, Ltd........................................        295        4,860
    BEML, Ltd........................................................    151,447    2,196,648
    Bharat Electronics, Ltd..........................................  6,764,167   11,254,411
    Bharat Heavy Electricals, Ltd....................................  6,375,133    5,085,235
    Bharti Airtel, Ltd............................................... 23,596,310  124,072,367
    Bharti Infratel, Ltd.............................................  1,168,143    3,126,093
    Birla Corp., Ltd.................................................    205,060    1,645,465
*   Birlasoft, Ltd...................................................  2,115,430    1,996,024
    Bodal Chemicals, Ltd.............................................    204,322      219,827
*   Borosil Glass Works, Ltd.........................................     12,105       30,024
    Brigade Enterprises, Ltd.........................................    442,323    1,285,896
    BSE, Ltd.........................................................    119,329      936,083
    Cadila Healthcare, Ltd...........................................    379,949    1,346,746
    Can Fin Homes, Ltd...............................................    369,568    2,050,961
*   Canara Bank......................................................  1,188,894    3,392,853
    Capacit'e Infraprojects, Ltd.....................................     41,710      124,555
    Ceat, Ltd........................................................    267,203    3,822,044
    Century Textiles & Industries, Ltd...............................     12,794       76,191
*   CG Power and Industrial Solutions, Ltd...........................  6,268,121    1,279,650
    Chambal Fertilizers & Chemicals, Ltd.............................  1,772,038    4,254,409
    Chennai Super Kings Cricket, Ltd.................................  5,080,767       30,222
    Cipla, Ltd.......................................................    796,788    5,299,749
    City Union Bank, Ltd.............................................  1,583,412    4,731,897
    Cochin Shipyard, Ltd.............................................     10,750       59,194
*   Coffee Day Enterprises, Ltd......................................    161,329       69,387
    Container Corp. Of India, Ltd....................................    403,681    3,343,280
*   Corp. Bank.......................................................  1,623,947      371,715
*   Cox & Kings Financial Service, Ltd...............................    447,523        3,477
    Cox & Kings, Ltd.................................................  1,211,775       29,855
    Cyient, Ltd......................................................    124,698      716,293
    DB Corp., Ltd....................................................    142,709      291,517
    DCB Bank, Ltd....................................................  2,634,274    6,694,006
    DCM Shriram, Ltd.................................................    463,732    2,403,303
    Deepak Fertilisers & Petrochemicals Corp., Ltd...................    367,239      550,160
    Delta Corp., Ltd.................................................     51,743      151,857
*   Dewan Housing Finance Corp., Ltd.................................  1,845,369      452,132
    Dhampur Sugar Mills, Ltd.........................................    392,701    1,189,504
    Dilip Buildcon, Ltd..............................................     90,262      551,094
    Dish TV India, Ltd...............................................  2,132,040      377,941
    Dishman Carbogen Amcis, Ltd......................................    876,967    1,481,572

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    DLF, Ltd.........................................................  4,766,779 $12,327,915
    Dr Reddy's Laboratories, Ltd., ADR...............................    263,337  10,309,644
    Dr Reddy's Laboratories, Ltd.....................................    496,386  19,522,552
    eClerx Services, Ltd.............................................      6,435      40,704
    Edelweiss Financial Services, Ltd................................  1,533,227   1,992,085
    EID Parry India, Ltd.............................................    872,071   2,118,472
    EIH, Ltd.........................................................    556,201   1,309,742
    Electrosteel Castings, Ltd.......................................    948,259     179,616
    Engineers India, Ltd.............................................    207,672     352,953
    Escorts, Ltd.....................................................    522,191   4,844,359
    Essel Propack, Ltd...............................................    248,087     392,653
    Excel Industries, Ltd............................................      1,169      15,772
    Exide Industries, Ltd............................................    138,123     374,705
*   FDC, Ltd.........................................................     70,089     177,695
    Federal Bank, Ltd................................................ 16,787,421  19,817,105
    Finolex Cables, Ltd..............................................    510,744   2,777,495
    Finolex Industries, Ltd..........................................    147,420   1,263,472
    Firstsource Solutions, Ltd.......................................  2,951,033   2,039,950
*   Fortis Healthcare, Ltd...........................................  2,206,119   4,595,672
*   Future Enterprises, Ltd..........................................  1,724,468     608,881
*   Future Retail, Ltd...............................................    134,533     721,643
    GAIL India, Ltd.................................................. 15,973,772  31,040,450
    Gateway Distriparks, Ltd.........................................    389,211     513,228
    Gati, Ltd........................................................    505,473     427,574
    General Insurance Corp. of India.................................    111,280     488,811
*   GFL, Ltd.........................................................    386,472     456,595
    GHCL, Ltd........................................................    428,160   1,301,238
    GIC Housing Finance, Ltd.........................................    186,804     469,536
    Glenmark Pharmaceuticals, Ltd....................................  1,034,146   4,602,997
    GOCL Corp., Ltd..................................................      1,597       6,144
    Godfrey Phillips India, Ltd......................................     86,612   1,348,076
    Granules India, Ltd..............................................  2,028,060   3,569,779
    Graphite India, Ltd..............................................     20,799      83,602
    Grasim Industries, Ltd...........................................  2,563,529  27,818,565
    Great Eastern Shipping Co., Ltd. (The)...........................    735,477   3,103,903
    Greaves Cotton, Ltd..............................................    340,138     668,505
*   Greenpanel Industries, Ltd.......................................     15,060       6,338
    Greenply Industries, Ltd.........................................     15,060      33,967
*   GTL Infrastructure, Ltd..........................................    591,437       3,723
    Gujarat Alkalies & Chemicals, Ltd................................    270,010   1,773,408
    Gujarat Ambuja Exports, Ltd......................................    151,662     308,314
*   Gujarat Fluorochemicals, Ltd.....................................    386,472   3,607,063
    Gujarat Mineral Development Corp., Ltd...........................  1,122,939   1,002,857
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............    568,121   1,744,587
    Gujarat Pipavav Port, Ltd........................................    337,861     410,858
    Gujarat State Fertilizers & Chemicals, Ltd.......................  2,160,587   2,442,486
    Gujarat State Petronet, Ltd......................................  1,873,209   5,540,377
    HBL Power Systems, Ltd...........................................    233,016      55,598
    HCL Technologies, Ltd............................................     79,232   1,291,635
    HEG, Ltd.........................................................     12,117     168,606
    HeidelbergCement India, Ltd......................................    396,490   1,048,178
    Heritage Foods, Ltd..............................................      2,017       8,513
    HFCL, Ltd........................................................  8,699,179   2,173,884
    Hikal, Ltd.......................................................    308,027     519,163
    HIL, Ltd.........................................................     19,693     317,608
    Himadri Speciality Chemical, Ltd.................................    203,546     216,406
    Himatsingka Seide, Ltd...........................................    357,102     774,816
    Hindalco Industries, Ltd......................................... 12,666,284  33,402,865
    Hinduja Global Solutions, Ltd....................................     74,046     602,484

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDIA -- (Continued)
    Honda SIEL Power Products, Ltd...................................      3,435 $    56,846
*   Housing Development & Infrastructure, Ltd........................  3,370,748      82,966
    HT Media, Ltd....................................................    497,087     126,954
    Huhtamaki PPL, Ltd...............................................      6,622      23,721
#   ICICI Bank, Ltd., Sponsored ADR..................................  6,896,114  89,856,364
    ICICI Bank, Ltd..................................................    201,006   1,313,900
*   IDFC First Bank, Ltd............................................. 13,982,694   8,790,935
    IDFC, Ltd........................................................ 10,531,418   5,226,672
*   IFCI, Ltd........................................................  8,034,000     831,564
    IIFL Finance, Ltd................................................  2,626,942   4,258,501
*   IIFL Securities, Ltd.............................................  2,626,942   1,083,313
    IIFL Wealth Management, Ltd......................................    375,277   7,021,034
*   IL&FS Transportation Networks, Ltd...............................    248,475       8,054
    India Cements, Ltd. (The)........................................  2,425,845   2,870,065
    India Glycols, Ltd...............................................    118,892     380,085
    Indiabulls Housing Finance, Ltd..................................  3,780,925  10,905,127
*   Indiabulls Integrated Services, Ltd..............................     12,975      11,576
*   Indiabulls Real Estate, Ltd......................................  2,831,621   2,207,786
*   Indian Bank......................................................    746,740   1,399,682
    Indian Hotels Co., Ltd. (The)....................................  2,805,510   6,044,742
    Indian Hume Pipe Co., Ltd........................................      2,945      11,155
    Indo Count Industries, Ltd.......................................    394,566     257,899
    Indoco Remedies, Ltd.............................................     52,819     119,657
    INEOS Styrolution India, Ltd.....................................     27,167     256,449
    Infibeam Avenues, Ltd............................................  3,496,915   2,249,911
    Infosys, Ltd.....................................................    307,735   2,965,180
    Ingersoll-Rand India, Ltd........................................     53,188     491,328
*   Inox Leisure, Ltd................................................     13,190      67,734
*   Inox Wind, Ltd...................................................     45,583      22,257
    Insecticides India, Ltd..........................................     13,709     106,769
*   Intellect Design Arena, Ltd......................................    369,781     995,870
    ITD Cementation India, Ltd.......................................    187,582     151,671
    J Kumar Infraprojects, Ltd.......................................    190,104     416,130
    Jagran Prakashan, Ltd............................................    489,592     390,140
    Jai Corp., Ltd...................................................    475,846     602,778
    Jain Irrigation Systems, Ltd.....................................  4,545,937     963,993
*   Jaiprakash Associates, Ltd....................................... 10,332,949     320,587
*   Jammu & Kashmir Bank, Ltd. (The).................................  2,761,516   1,290,078
*   Jaypee Infratech, Ltd............................................    264,681       4,640
    JB Chemicals & Pharmaceuticals, Ltd..............................    390,870   1,881,994
    Jindal Poly Films, Ltd...........................................    165,567     513,786
    Jindal Saw, Ltd..................................................  1,651,001   2,065,089
*   Jindal Stainless Hisar, Ltd......................................     10,311       9,991
*   Jindal Stainless, Ltd............................................    222,465     109,101
*   Jindal Steel & Power, Ltd........................................  5,135,208   8,361,457
    JK Cement, Ltd...................................................    205,774   3,259,137
    JK Lakshmi Cement, Ltd...........................................    393,615   1,608,031
    JK Paper, Ltd....................................................    990,956   1,695,474
    JK Tyre & Industries, Ltd........................................    965,316   1,040,260
    JM Financial, Ltd................................................  3,066,427   3,368,328
    JMC Projects India, Ltd..........................................    131,140     187,518
    JSW Energy, Ltd..................................................  4,719,472   4,522,596
    JSW Steel, Ltd................................................... 12,298,619  39,410,586
    Jubilant Life Sciences, Ltd......................................  1,063,345   8,388,915
    Kalpataru Power Transmission, Ltd................................    677,211   4,088,602
    Kalyani Steels, Ltd..............................................     81,065     220,958
    Karnataka Bank, Ltd. (The).......................................  1,926,583   2,119,022
    Karur Vysya Bank, Ltd. (The).....................................  3,026,301   2,339,527
    Kaveri Seed Co., Ltd.............................................     78,979     584,762

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    KCP, Ltd. (The)..................................................   226,777 $   216,938
    KEC International, Ltd...........................................     4,362      16,595
    Kiri Industries, Ltd.............................................   153,049     890,039
    Kirloskar Brothers, Ltd..........................................    64,949     140,021
    Kirloskar Oil Engines, Ltd.......................................   298,653     727,553
    KNR Constructions, Ltd...........................................   188,387     623,979
    Kolte-Patil Developers, Ltd......................................   175,156     618,103
*   KPIT Engineering, Ltd............................................ 2,056,795   2,652,372
    KPR Mill, Ltd....................................................    42,786     391,412
    KRBL, Ltd........................................................   111,386     356,727
    L&T Finance Holdings, Ltd........................................ 6,607,110   8,897,559
    Lakshmi Machine Works, Ltd.......................................     1,659      83,711
*   Lakshmi Vilas Bank, Ltd. (The)...................................   673,471     145,861
    Larsen & Toubro, Ltd............................................. 2,462,784  51,130,908
    Laurus Labs, Ltd.................................................    49,400     258,853
    LG Balakrishnan & Bros, Ltd......................................    18,860      83,144
    LIC Housing Finance, Ltd......................................... 3,381,753  19,766,417
    Linde India, Ltd.................................................    60,036     472,412
    LT Foods, Ltd....................................................   911,085     335,068
    Lupin, Ltd....................................................... 2,433,770  25,532,691
    Magma Fincorp, Ltd...............................................   497,745     376,077
    Maharashtra Scooters, Ltd........................................     8,368     542,771
    Maharashtra Seamless, Ltd........................................   191,908     981,562
    Mahindra & Mahindra Financial Services, Ltd...................... 2,248,372  11,240,277
    Mahindra & Mahindra, Ltd......................................... 6,762,387  57,711,383
*   Mahindra CIE Automotive, Ltd.....................................   210,513     443,403
    Mahindra Lifespace Developers, Ltd...............................   228,039   1,333,057
    Maithan Alloys, Ltd..............................................     1,776      11,113
    Majesco, Ltd.....................................................    25,234     152,073
    Manappuram Finance, Ltd.......................................... 6,314,341  15,112,632
    Mangalam Cement, Ltd.............................................     7,882      33,959
    Marksans Pharma, Ltd............................................. 1,831,757     387,755
    Mastek, Ltd......................................................   106,954     516,950
*   Max India, Ltd...................................................   489,573     499,395
    Meghmani Organics, Ltd........................................... 1,256,334     921,888
    MOIL, Ltd........................................................   489,040     956,824
    Monte Carlo Fashions, Ltd........................................     5,789      19,255
    Motilal Oswal Financial Services, Ltd............................     4,389      41,122
    Mphasis, Ltd.....................................................   501,866   6,711,072
    MPS, Ltd.........................................................     3,844      31,865
    MRF, Ltd.........................................................    11,030  10,213,697
    Muthoot Finance, Ltd.............................................   957,558   9,500,728
    Natco Pharma, Ltd................................................    48,703     406,318
    National Aluminium Co., Ltd...................................... 6,907,859   4,406,154
    Nava Bharat Ventures, Ltd........................................   727,554     756,916
    Navin Fluorine International, Ltd................................    19,225     243,857
    NCC, Ltd......................................................... 6,207,656   5,054,118
    Neuland Laboratories, Ltd........................................     2,923      20,250
    NIIT, Ltd........................................................   680,678     942,726
    Nilkamal, Ltd....................................................    55,563     989,501
    NOCIL, Ltd.......................................................   632,672   1,084,205
    Nucleus Software Exports, Ltd....................................    25,508     109,063
    Oberoi Realty, Ltd...............................................   691,977   4,922,262
*   Odisha Cement, Ltd...............................................   284,948   3,250,925
    Omaxe, Ltd.......................................................   513,137   1,325,477
    Orient Cement, Ltd...............................................   677,726     751,202
*   Oriental Bank of Commerce........................................   975,550     748,726
    Parag Milk Foods, Ltd............................................   137,951     278,458
    PC Jeweller, Ltd................................................. 2,397,757   1,080,578

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Persistent Systems, Ltd..........................................    345,889 $  3,028,062
    Petronet LNG, Ltd................................................  4,844,788   19,522,336
    Phillips Carbon Black, Ltd.......................................    545,605      965,842
    Piramal Enterprises, Ltd.........................................    810,515   19,211,282
    PNB Housing Finance, Ltd.........................................    186,149    1,403,954
    PNC Infratech, Ltd...............................................    294,134      699,582
    Polyplex Corp., Ltd..............................................     99,271      685,322
*   Power Finance Corp., Ltd.........................................  8,378,718   12,872,113
    Power Mech Projects, Ltd.........................................     24,219      241,416
*   Prabhat Dairy, Ltd...............................................     34,355       40,891
    Praj Industries, Ltd.............................................    302,518      488,067
    Prakash Industries, Ltd..........................................    651,250      470,438
    Prestige Estates Projects, Ltd...................................    634,446    2,719,472
*   Procter & Gamble Health, Ltd.....................................     55,602    3,652,413
    PTC India Financial Services, Ltd................................  2,646,017      506,642
    PTC India, Ltd...................................................  2,640,832    2,221,940
*   Punjab National Bank.............................................  6,045,915    5,554,994
    Puravankara, Ltd.................................................    403,433      371,621
*   Quess Corp., Ltd.................................................     12,687       92,374
    Quick Heal Technologies, Ltd.....................................     60,811      113,048
    Rain Industries Ltd..............................................    943,456    1,292,718
    Rajesh Exports, Ltd..............................................    651,703    6,209,458
    Rallis India, Ltd................................................    459,722    1,088,216
    Ramco Industries, Ltd............................................    129,868      334,631
*   Ramco Systems, Ltd...............................................     20,610       48,901
    Ramkrishna Forgings, Ltd.........................................     30,402      125,335
    Rashtriya Chemicals & Fertilizers, Ltd...........................  2,132,885    1,662,411
    Ratnamani Metals & Tubes, Ltd....................................      6,971       94,682
    Raymond, Ltd.....................................................    419,409    3,420,463
    RBL Bank, Ltd....................................................    322,994    1,407,119
    REC, Ltd......................................................... 10,109,990   19,888,829
    Redington India, Ltd.............................................  2,520,661    4,232,218
    Reliance Capital, Ltd............................................  1,535,582      417,176
*   Reliance Communications, Ltd.....................................  8,557,361       78,559
    Reliance Home Finance, Ltd.......................................    575,966       38,929
    Reliance Industries, Ltd., GDR...................................     80,641    3,307,142
    Reliance Industries, Ltd......................................... 32,191,746  663,853,603
*   Reliance Power, Ltd..............................................  8,848,791      417,018
    Repco Home Finance, Ltd..........................................    407,956    1,665,663
    Rico Auto Industries, Ltd........................................     83,478       55,570
    Sadbhav Engineering, Ltd.........................................     65,085      126,051
*   Sanghi Industries, Ltd...........................................    133,780       86,935
    Sasken Technologies, Ltd.........................................     13,807      114,336
    Sequent Scientific, Ltd..........................................    576,002      616,964
    Seshasayee Paper & Boards, Ltd...................................     59,795      155,012
    Sharda Cropchem, Ltd.............................................     28,099      109,435
    Shilpa Medicare, Ltd.............................................      4,373       17,762
*   Shipping Corp. of India, Ltd.....................................  1,414,133    1,153,083
*   Shree Renuka Sugars, Ltd.........................................    334,703       34,200
    Shriram City Union Finance, Ltd..................................     27,058      504,114
    Shriram Transport Finance Co., Ltd...............................  1,628,869   26,140,883
*   Sintex Plastics Technology, Ltd..................................  4,169,920       96,876
    Siyaram Silk Mills, Ltd..........................................      5,861       20,453
    SML ISUZU, Ltd...................................................     16,035      132,499
    Sobha, Ltd.......................................................    771,776    4,608,211
    Solara Active Pharma Sciences, Ltd...............................      1,685       10,015
    Somany Ceramics, Ltd.............................................     18,040       47,486
*   Somany Home Innovation, Ltd......................................    460,561    1,038,602
    South Indian Bank, Ltd. (The).................................... 12,638,266    2,002,038

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
INDIA -- (Continued)
     Srei Infrastructure Finance, Ltd.................................  1,977,233 $   290,509
     SRF, Ltd.........................................................    179,330   7,323,834
     Srikalahasthi Pipes, Ltd.........................................     77,761     196,515
*    Star Cement, Ltd.................................................    104,969     142,693
*    State Bank of India.............................................. 10,485,506  46,128,753
*    State Bank of India, GDR.........................................      4,510     195,283
     Steel Authority of India, Ltd....................................  6,824,621   3,534,753
     Strides Pharma Science, Ltd......................................    627,099   3,399,307
     Sun Pharmaceutical Industries, Ltd...............................  6,604,428  40,465,574
     Sunteck Realty, Ltd..............................................    287,327   1,667,719
     Surya Roshni, Ltd................................................    126,490     327,810
     Suven Life Sciences, Ltd.........................................     10,506      41,794
*    Syndicate Bank...................................................  2,022,974     847,540
     TAKE Solutions, Ltd..............................................    589,844     933,871
     Tata Chemicals, Ltd..............................................    772,089   6,849,343
     Tata Global Beverages, Ltd.......................................  3,405,074  15,206,125
# *  Tata Motors, Ltd., Sponsored ADR.................................    103,766   1,253,493
*    Tata Motors, Ltd................................................. 22,788,519  56,381,432
     Tata Steel, Ltd..................................................  4,718,754  25,229,404
     Tech Mahindra, Ltd...............................................    694,611   7,232,774
*    Techno Electric & Engineering Co., Ltd...........................     51,972     195,139
     Tejas Networks, Ltd..............................................    133,123     139,333
*    Teledata Marine Solutions, Ltd...................................    267,258           0
     Texmaco Rail & Engineering, Ltd..................................    527,575     328,796
     Thirumalai Chemicals, Ltd........................................    160,281     183,204
     Thomas Cook India, Ltd...........................................     95,989     177,911
*    TI Financial Holdings, Ltd.......................................    446,976   2,851,549
     Tide Water Oil Co.India, Ltd.....................................      2,390     162,515
     Time Technoplast, Ltd............................................  1,180,743   1,048,105
     Tinplate Co. of India, Ltd. (The)................................    292,174     500,274
     Titagarh Wagons, Ltd.............................................     87,248      51,363
     Tourism Finance Corp. of India, Ltd..............................     31,946      36,665
     Transport Corp. of India, Ltd....................................    158,123     645,319
     Trident, Ltd.....................................................    838,701     729,258
     Triveni Engineering & Industries, Ltd............................    585,582     535,801
     Tube Investments of India, Ltd...................................    429,012   2,417,086
     TV Today Network, Ltd............................................     29,230     131,351
*    TV18 Broadcast, Ltd..............................................  5,323,448   1,836,644
     TVS Srichakra, Ltd...............................................      1,968      51,861
*    UCO Bank.........................................................  2,214,591     422,448
     Uflex, Ltd.......................................................    369,731   1,081,810
     UltraTech Cement, Ltd............................................      1,599      93,400
     Unichem Laboratories, Ltd........................................    305,397     809,330
*    Union Bank of India..............................................  2,045,981   1,649,153
*    Unitech, Ltd.....................................................  5,935,706      41,699
*    Usha Martin, Ltd.................................................    368,127     147,651
*    VA Tech Wabag, Ltd...............................................    194,807     542,614
     Vardhman Textiles, Ltd...........................................    224,473   2,839,152
     Vedanta, Ltd..................................................... 19,995,680  41,775,753
     Vedanta, Ltd., ADR...............................................    870,593   7,260,749
     Venky's India, Ltd...............................................        538      13,272
     Vindhya Telelinks, Ltd...........................................     24,083     307,492
*    Vodafone Idea, Ltd............................................... 59,223,257   3,206,279
     Welspun Corp., Ltd...............................................  1,014,768   2,111,167
     Welspun Enterprises, Ltd.........................................    683,531     837,036
     Welspun India, Ltd...............................................  1,895,069   1,507,357
     West Coast Paper Mills, Ltd......................................    196,960     651,819
     Wipro, Ltd.......................................................  9,733,295  35,725,551
*    Wockhardt, Ltd...................................................    386,261   1,577,165

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES       VALUE>>
                                                                      ----------- --------------
INDIA -- (Continued)
    Yes Bank, Ltd....................................................  21,664,798 $   21,424,221
    Zee Entertainment Enterprises, Ltd...............................     158,265        580,552
*   Zee Media Corp., Ltd.............................................     165,376         11,988
    Zensar Technologies, Ltd.........................................     838,561      2,130,811
                                                                                  --------------
TOTAL INDIA..........................................................              2,318,573,849
                                                                                  --------------
INDONESIA -- (2.6%)
    Adaro Energy Tbk PT.............................................. 187,362,200     17,468,419
    Adhi Karya Persero Tbk PT........................................  23,818,600      2,120,890
*   Agung Podomoro Land Tbk PT.......................................  39,951,000        608,788
*   Alam Sutera Realty Tbk PT........................................ 161,033,000      3,141,946
    Aneka Tambang Tbk................................................  62,969,077      3,988,235
    Asahimas Flat Glass Tbk PT.......................................   4,284,000      1,212,579
    Astra Agro Lestari Tbk PT........................................   4,749,367      3,868,355
    Astra Graphia Tbk PT.............................................     436,900         30,643
    Astra International Tbk PT.......................................  12,792,600      6,327,228
    Astra Otoparts Tbk PT............................................     614,000         55,773
*   Astrindo Nusantara Infrastructure Tbk PT.........................  97,379,100        346,851
*   Bakrie and Brothers Tbk PT.......................................   5,548,865         19,765
*   Bakrie Telecom Tbk PT............................................ 160,430,200        428,591
*   Bank Bukopin Tbk.................................................  52,476,733        986,227
    Bank Danamon Indonesia Tbk PT....................................  26,483,654      7,922,181
    Bank Mandiri Persero Tbk PT...................................... 164,608,762     82,282,819
    Bank Negara Indonesia Persero Tbk PT.............................  78,601,041     42,906,924
*   Bank Pan Indonesia Tbk PT........................................  95,169,501      9,109,367
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............  33,996,300      4,384,742
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................  35,446,400      1,742,658
*   Bank Permata Tbk PT..............................................  23,897,700      2,271,848
    Bank Tabungan Negara Persero Tbk PT..............................  32,626,327      4,318,183
    Barito Pacific Tbk PT............................................ 140,795,300      9,528,488
    Bekasi Fajar Industrial Estate Tbk PT............................  57,824,000      1,045,556
*   Berlian Laju Tanker Tbk PT....................................... 128,161,466        456,513
    BISI International Tbk PT........................................  13,874,700      1,313,815
    Blue Bird Tbk PT.................................................      58,800          9,592
*   Buana Lintas Lautan Tbk PT.......................................  25,966,800        349,667
    Bukit Asam Tbk PT................................................  21,964,400      3,517,079
*   Bumi Serpong Damai Tbk PT........................................  66,192,200      6,665,480
*   Centratama Telekomunikasi Indonesia Tbk PT.......................   6,763,500         37,566
    Ciputra Development Tbk PT....................................... 134,218,078     10,603,932
*   City Retail Developments Tbk PT..................................   1,000,000          9,978
    Davomas Abadi Tbk PT.............................................  54,906,800              0
*   Delta Dunia Makmur Tbk PT........................................  46,787,500      1,085,740
*   Eagle High Plantations Tbk PT.................................... 107,980,800        938,693
    Elnusa Tbk PT....................................................  43,585,900        974,704
*   Energi Mega Persada Tbk PT.......................................  11,397,301         46,257
    Erajaya Swasembada Tbk PT........................................  17,913,100      2,244,429
*   Gajah Tunggal Tbk PT.............................................  24,067,400      1,096,865
*   Garuda Indonesia Persero Tbk PT..................................  43,242,781      1,817,453
*   Global Mediacom Tbk PT........................................... 104,154,500      2,774,724
*   Hanson International Tbk PT......................................  42,319,300        271,309
    Harum Energy Tbk PT..............................................   8,010,700        770,349
    Hexindo Adiperkasa Tbk PT........................................     721,744        179,462
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................  34,951,100     18,092,678
    Indika Energy Tbk PT.............................................  20,659,400      1,889,657
    Indo Tambangraya Megah Tbk PT....................................   4,738,700      4,487,407
    Indofood Sukses Makmur Tbk PT....................................  56,262,700     30,832,148
    Indomobil Sukses Internasional Tbk PT............................   1,420,400        143,169
    Indo-Rama Synthetics Tbk PT......................................     180,100         47,104
    Intiland Development Tbk PT......................................  83,771,200      1,909,708

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ----------- ------------
INDONESIA -- (Continued)
    Japfa Comfeed Indonesia Tbk PT...................................  45,223,450 $  5,539,783
    Jaya Real Property Tbk PT........................................  97,402,600    4,614,207
*   Kawasan Industri Jababeka Tbk PT................................. 251,760,356    5,774,007
    KMI Wire & Cable Tbk PT..........................................  17,411,200      707,033
*   Krakatau Steel Persero Tbk PT....................................   6,180,600      152,272
*   Lippo Cikarang Tbk PT............................................  17,827,810    1,650,387
*   Lippo Karawaci Tbk PT............................................ 528,967,962    8,891,321
    Malindo Feedmill Tbk PT..........................................  12,834,600    1,014,849
*   Medco Energi Internasional Tbk PT................................  95,042,766    4,465,341
    Media Nusantara Citra Tbk PT.....................................  54,623,600    5,114,685
    Metrodata Electronics Tbk PT.....................................   7,850,850      906,140
*   MNC Investama Tbk PT............................................. 273,745,600    1,422,844
*   Modernland Realty Tbk PT.........................................  91,471,600    1,472,320
*   Multipolar Tbk PT................................................  27,388,500      167,718
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................   3,267,400    2,459,518
    Pan Brothers Tbk PT..............................................  39,095,850    2,075,688
*   Panin Financial Tbk PT........................................... 164,691,300    3,402,858
*   Paninvest Tbk PT.................................................  22,576,100    1,912,314
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............  45,915,584    4,419,860
    PP Persero Tbk PT................................................  37,451,500    4,737,002
    PP Properti Tbk PT...............................................  50,037,200      352,815
    Puradelta Lestari Tbk PT.........................................  10,323,700      222,031
    Ramayana Lestari Sentosa Tbk PT..................................  19,739,900    1,645,184
*   Salim Ivomas Pratama Tbk PT......................................  38,537,200      965,742
*   Sampoerna Agro PT................................................  11,297,341    1,852,323
    Selamat Sempurna Tbk PT..........................................  10,299,400    1,082,006
    Semen Indonesia Persero Tbk PT...................................  19,595,300   17,672,716
*   Sentul City Tbk PT............................................... 224,782,000    1,872,437
*   Siloam International Hospitals Tbk PT............................   1,777,400      911,566
    Sinar Mas Agro Resources & Technology Tbk PT.....................   7,504,000    2,054,527
    Sri Rejeki Isman Tbk PT.......................................... 153,345,200    3,102,148
    Summarecon Agung Tbk PT..........................................  13,047,800    1,050,062
*   Surya Esa Perkasa Tbk PT.........................................  13,264,400      289,097
    Surya Semesta Internusa Tbk PT...................................  57,211,300    3,138,500
    Suryainti Permata Tbk PT.........................................  17,378,000            0
    Tempo Scan Pacific Tbk PT........................................   1,055,200      106,363
*   Tiga Pilar Sejahtera Food Tbk....................................  41,727,122       93,639
    Timah Tbk PT.....................................................  38,903,660    2,466,615
    Tiphone Mobile Indonesia Tbk PT..................................   7,827,700      187,401
*   Trada Alam Minera Tbk PT......................................... 188,544,700    1,449,728
    Trias Sentosa Tbk PT.............................................     336,500        9,250
    Truba Alam Manuggal Engineering PT............................... 129,244,500            0
    Tunas Baru Lampung Tbk PT........................................  27,804,300    1,861,653
    Tunas Ridean Tbk PT..............................................  34,967,000    2,465,850
    Ultrajaya Milk Industry & Trading Co. Tbk PT.....................  12,849,500    1,391,837
    Unggul Indah Cahaya Tbk PT.......................................     288,335       77,955
    United Tractors Tbk PT...........................................  18,752,200   28,944,576
*   Vale Indonesia Tbk PT............................................  24,812,400    6,551,298
*   Visi Media Asia Tbk PT...........................................   9,660,200       55,616
    Waskita Beton Precast Tbk PT..................................... 117,802,200    2,784,774
    Waskita Karya Persero Tbk PT.....................................  40,094,700    4,439,874
    Wijaya Karya Bangunan Gedung Tbk PT..............................   5,539,100      123,008
    Wijaya Karya Beton Tbk PT........................................  37,851,600    1,261,680
    Wijaya Karya Persero Tbk PT......................................  36,890,500    5,202,770
*   XL Axiata Tbk PT.................................................  38,768,400    9,780,429
                                                                                  ------------
TOTAL INDONESIA......................................................              465,048,151
                                                                                  ------------
MALAYSIA -- (2.7%)
#   Aeon Co. M Bhd...................................................   2,076,100      823,687

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
MALAYSIA -- (Continued)
     AFFIN Bank Bhd................................................... 10,088,818 $ 4,681,127
     AirAsia Group Bhd................................................ 19,842,400   9,059,327
# *  AirAsia X Bhd....................................................  1,246,100      50,587
     Alliance Bank Malaysia Bhd....................................... 14,280,200   9,827,590
     Allianz Malaysia Bhd.............................................     67,900     224,307
     AMMB Holdings Bhd................................................ 20,899,962  19,935,728
     Ann Joo Resources Bhd............................................  1,885,800     504,659
     APM Automotive Holdings Bhd......................................    627,900     306,376
     Batu Kawan Bhd...................................................  1,942,150   7,248,504
*    Benalec Holdings Bhd.............................................    608,300      22,529
*    Berjaya Assets Bhd...............................................    604,700      42,661
# *  Berjaya Corp. Bhd................................................ 37,813,178   2,169,509
     Berjaya Food Bhd.................................................    121,800      43,393
# *  Berjaya Land Bhd................................................. 11,373,900     543,310
     BIMB Holdings Bhd................................................  1,075,907   1,093,957
     Boustead Holdings Bhd............................................ 10,375,591   2,480,202
#    Boustead Plantations Bhd.........................................  3,159,100     458,465
*    Bumi Armada Bhd.................................................. 29,247,800   3,142,068
     Cahya Mata Sarawak Bhd...........................................  1,024,200     592,430
     Can-One Bhd......................................................    401,400     316,545
#    CB Industrial Product Holding Bhd................................  1,722,100     329,413
     Chin Teck Plantations BHD........................................    309,100     467,920
     CIMB Group Holdings Bhd.......................................... 57,878,866  72,639,175
     CJ Century Logistics Holdings Bhd, Class B.......................     71,300       6,306
*    Coastal Contracts Bhd............................................  1,641,500     447,437
     CSC Steel Holdings Bhd...........................................  1,691,556     398,628
     Cypark Resources Bhd.............................................    712,750     238,479
     Dagang NeXchange Bhd.............................................    909,800      60,784
*    Dayang Enterprise Holdings Bhd...................................  4,404,200   2,049,230
     DRB-Hicom Bhd....................................................  8,791,500   5,313,737
#    Eastern & Oriental Bhd........................................... 10,757,013   1,672,150
*    Eco World Development Group Bhd..................................  4,587,800     712,932
#    Ekovest BHD...................................................... 13,316,200   2,430,155
     Engtex Group Bhd.................................................    775,500     112,195
     Evergreen Fibreboard Bhd.........................................  4,916,389     357,879
     FAR East Holdings BHD............................................    954,560     606,127
# *  FGV Holdings Bhd................................................. 20,345,100   5,345,656
#    Gabungan AQRS Bhd................................................  3,335,674   1,027,223
     Gadang Holdings Bhd..............................................  6,172,100   1,010,939
     Gamuda Bhd....................................................... 14,210,500  12,706,959
     Genting Bhd...................................................... 19,798,200  27,501,891
     Genting Malaysia Bhd............................................. 20,382,500  15,633,121
#    George Kent Malaysia Bhd.........................................  3,751,700     922,639
     Glomac Bhd.......................................................  4,194,990     361,429
     GuocoLand Malaysia Bhd...........................................  2,074,000     329,857
     HAP Seng Consolidated Bhd........................................  3,153,582   7,531,187
     Hap Seng Plantations Holdings Bhd................................  2,463,600     861,834
# *  Hengyuan Refining Co. Bhd........................................  1,165,800   1,193,371
     HeveaBoard Bhd...................................................  2,287,600     303,154
#    Hiap Teck Venture Bhd............................................  9,625,500     459,248
     Hong Leong Financial Group Bhd...................................  2,955,834  12,318,539
     Hong Leong Industries Bhd........................................    219,800     567,767
     IGB Bhd..........................................................  2,788,907   1,833,377
     IJM Corp. Bhd.................................................... 26,544,118  13,647,482
     Insas Bhd........................................................  4,512,900     922,081
#    IOI Properties Group Bhd.........................................  9,852,425   2,448,964
*    Iris Corp. Bhd................................................... 12,339,000     428,169
# *  Iskandar Waterfront City Bhd.....................................  3,662,100     756,152
# *  JAKS Resources Bhd...............................................  5,963,200   1,509,380

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
MALAYSIA -- (Continued)
     Jaya Tiasa Holdings Bhd..........................................  4,837,933 $   624,658
# *  JCY International Bhd............................................  2,485,000     127,515
     Keck Seng Malaysia Bhd...........................................  2,403,800   2,562,036
     Kenanga Investment Bank Bhd......................................  1,524,187     174,825
     Kimlun Corp. Bhd.................................................    939,923     278,375
# *  KNM Group Bhd.................................................... 21,831,390   2,369,175
*    Kretam Holdings Bhd..............................................  1,746,600     152,966
# *  KSL Holdings Bhd.................................................  7,184,151   1,323,498
     Kumpulan Fima BHD................................................  1,225,100     469,026
     Kumpulan Perangsang Selangor Bhd.................................  1,007,827     173,576
     Land & General Bhd............................................... 26,295,120     911,415
*    Landmarks Bhd....................................................  2,050,108     230,649
     LBS Bina Group Bhd...............................................  8,363,380     989,767
*    Lion Industries Corp. Bhd........................................  1,775,800     163,157
     Lotte Chemical Titan Holding Bhd.................................    856,500     507,903
     Magnum Bhd.......................................................  6,044,000   4,046,983
#    Mah Sing Group Bhd............................................... 13,994,362   2,543,906
     Malayan Banking Bhd.............................................. 15,182,071  31,220,896
     Malayan Flour Mills Bhd..........................................  6,139,275   1,033,033
     Malaysia Airports Holdings Bhd...................................    513,454     971,812
#    Malaysia Building Society Bhd.................................... 16,279,491   3,406,312
*    Malaysia Marine and Heavy Engineering Holdings Bhd...............  1,946,000     400,290
*    Malaysian Bulk Carriers Bhd......................................  2,766,525     436,144
     Malaysian Pacific Industries Bhd.................................    205,275     525,680
#    Malaysian Resources Corp. Bhd.................................... 23,313,100   4,121,495
     Malton Bhd.......................................................  3,261,900     386,047
     Matrix Concepts Holdings Bhd.....................................    767,000     346,771
     MBM Resources BHD................................................  1,506,103   1,479,184
*    Media Prima Bhd..................................................  7,118,500     620,741
#    Mega First Corp. Bhd.............................................  1,879,400   1,987,161
     MISC Bhd......................................................... 10,762,304  21,436,333
     Mitrajaya Holdings Bhd...........................................    496,730      33,246
     MKH Bhd..........................................................  4,248,978   1,290,023
#    MMC Corp. Bhd.................................................... 10,524,780   2,538,775
# *  MNRB Holdings Bhd................................................  4,865,959   1,336,778
*    MPHB Capital Bhd.................................................    178,400      45,632
     Muda Holdings Bhd................................................  1,409,900     528,731
*    Mudajaya Group Bhd...............................................  2,979,495     255,951
     Muhibbah Engineering M Bhd.......................................  4,181,800   2,387,194
*    Mulpha International Bhd.........................................  1,714,760     815,989
*    OCK Group Bhd....................................................    108,300      16,135
     Oriental Holdings BHD............................................  3,248,579   5,052,128
#    OSK Holdings Bhd................................................. 11,109,206   2,536,932
     Panasonic Manufacturing Malaysia Bhd.............................    192,180   1,733,250
     Pantech Group Holdings Bhd.......................................  4,490,772     536,822
     Paramount Corp. Bhd..............................................  2,502,255     753,873
# *  Parkson Holdings Bhd.............................................  2,076,328     109,171
     Petron Malaysia Refining & Marketing Bhd.........................    247,800     299,778
#    Pos Malaysia Bhd.................................................  1,980,500     728,220
     PPB Group Bhd....................................................  3,987,739  17,251,311
     RHB Bank Bhd..................................................... 13,050,800  17,952,669
*    Rimbunan Sawit Bhd...............................................  4,155,300     133,762
     Sapura Energy Bhd................................................ 41,531,800   2,629,648
#    Sarawak Oil Palms Bhd............................................    677,967     381,310
     Selangor Dredging Bhd............................................    102,100      15,016
     Shangri-La Hotels Malaysia Bhd...................................    482,100     577,164
     SHL Consolidated Bhd.............................................     39,700      21,769
     Sime Darby Bhd................................................... 21,342,300  11,572,021
#    Sime Darby Property Bhd..........................................  7,330,900   1,271,127

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
MALAYSIA -- (Continued)
     SP Setia Bhd Group...............................................  9,325,073 $  2,697,266
     Star Media Group Bhd.............................................  1,230,600      141,066
*    Sumatec Resources Bhd............................................  2,855,100        3,426
     Sunway Bhd....................................................... 15,583,886    6,334,778
     Suria Capital Holdings Bhd.......................................    989,280      331,187
#    Ta Ann Holdings Bhd..............................................  2,520,926    1,440,253
     TA Enterprise Bhd................................................ 16,372,200    2,388,974
     TA Global Bhd.................................................... 14,296,380      804,368
     Tan Chong Motor Holdings Bhd.....................................  2,887,900      924,944
*    TDM Bhd..........................................................  3,610,384      150,840
     Thong Guan Industries Bhd........................................    114,200       79,153
     TIME dotCom Bhd..................................................  2,187,880    4,773,842
#    Tropicana Corp. Bhd..............................................  7,418,210    1,464,254
#    TSH Resources Bhd................................................     95,400       20,489
     Tune Protect Group Bhd...........................................  1,884,900      270,214
     UEM Edgenta Bhd..................................................  1,204,400      919,367
# *  UEM Sunrise Bhd.................................................. 17,441,545    2,854,686
     United Malacca Bhd...............................................    941,000    1,148,710
#    UOA Development Bhd..............................................  9,059,800    4,332,200
*    Velesto Energy Bhd............................................... 18,279,427    1,550,311
*    Vivocom International Holdings Bhd...............................  3,725,667       13,374
# *  Vizione Holdings Bhd.............................................  1,845,771      374,722
     VS Industry Bhd.................................................. 16,271,100    5,439,602
*    Wah Seong Corp. Bhd..............................................  2,647,583      702,700
*    WCT Holdings Bhd................................................. 11,747,518    2,515,012
     WTK Holdings Bhd.................................................  2,829,450      324,182
     Yinson Holdings Bhd..............................................    351,300      580,217
*    YNH Property Bhd.................................................  3,990,250    2,461,839
     YTL Corp. Bhd.................................................... 58,039,011   12,068,309
                                                                                  ------------
TOTAL MALAYSIA........................................................             476,965,966
                                                                                  ------------
MEXICO -- (2.9%)
#    ALEATICA S.A.B. de C.V...........................................     43,335       45,055
     Alfa S.A.B. de C.V., Class A..................................... 32,619,943   28,386,549
     Alpek S.A.B. de C.V..............................................  4,147,508    4,482,452
#    Arca Continental S.A.B. de C.V...................................  1,890,810   10,568,445
     Banco del Bajio SA...............................................  1,350,498    2,181,971
     Becle S.A.B. de C.V..............................................  1,071,090    1,844,681
*    Bio Pappel S.A.B. de C.V.........................................    355,296      413,725
#    Cemex S.A.B. de C.V.............................................. 10,957,380    4,118,309
     Cemex S.A.B. de C.V., Sponsored ADR..............................  8,408,053   31,698,358
#    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................    108,685    5,975,501
     Coca-Cola Femsa S.A.B. de C.V....................................  1,067,320    5,872,438
     Consorcio ARA S.A.B. de C.V......................................  7,503,047    1,408,052
*    Corp.Interamericana de Entretenimiento S.A.B. de C.V., Class B...  1,487,738    1,127,221
     Corp. Actinver S.A.B. de C.V.....................................    105,133       63,534
     Corpovael S.A. de C.V............................................        800          375
     Credito Real S.A.B. de C.V. SOFOM ER.............................  1,437,906    1,780,517
     Cydsa S.A.B. de C.V..............................................      5,874        7,939
     Dine S.A.B. de C.V...............................................  1,027,267      541,496
     El Puerto de Liverpool S.A.B. de C.V.............................    808,217    4,117,867
     Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........    400,494   35,651,976
# *  Genomma Lab Internacional S.A.B. de C.V., Class B................  1,430,400    1,513,198
     Gentera S.A.B. de C.V............................................  1,760,597    1,738,952
*    Grupo Aeromexico S.A.B. de C.V...................................  1,738,079    1,347,166
     Grupo Carso S.A.B. de C.V........................................  5,260,251   17,555,590
     Grupo Cementos de Chihuahua S.A.B. de C.V........................  1,642,764    9,147,010
     Grupo Comercial Chedraui S.A. de C.V.............................  3,286,983    4,601,588
#    Grupo Elektra S.A.B. de C.V......................................    242,069   17,585,914

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
MEXICO -- (Continued)
*    Grupo Famsa S.A.B. de C.V., Class A..............................  1,482,879 $    417,039
     Grupo Financiero Banorte S.A.B. de C.V........................... 16,395,384   89,645,546
     Grupo Financiero Inbursa S.A.B. de C.V........................... 14,644,588   18,217,711
*    Grupo Gigante S.A.B. de C.V., Series *...........................    471,076      861,266
     Grupo Herdez S.A.B. de C.V.......................................    912,855    1,859,735
     Grupo Industrial Saltillo S.A.B. de C.V..........................  1,363,406    1,699,606
     Grupo KUO S.A.B. de C.V., Class B................................  2,034,528    5,261,756
     Grupo Lala S.A.B. de C.V.........................................    132,381      130,272
     Grupo Mexico S.A.B. de C.V., Class B............................. 36,963,456   97,594,361
*    Grupo Pochteca S.A.B. de C.V.....................................     67,810       24,464
*    Grupo Posadas S.A.B. de C.V......................................    328,713      649,343
*    Grupo Qumma S.A. de C.V., Class B................................      5,301            0
#    Grupo Rotoplas S.A.B. de C.V.....................................    152,319      142,607
     Grupo Sanborns S.A.B. de C.V.....................................  1,389,018    1,660,771
# *  Grupo Simec S.A.B. de C.V., Class B..............................    900,318    2,831,557
*    Grupo Sports World S.A.B. de C.V.................................    293,561      273,165
     Grupo Televisa S.A.B., Sponsored ADR.............................    680,759    7,522,387
#    Grupo Televisa S.A.B.............................................  2,275,514    5,028,571
# *  Hoteles City Express S.A.B. de C.V...............................    416,003      357,906
     Industrias Bachoco S.A.B. de C.V., Sponsored ADR.................     28,895    1,555,707
     Industrias Bachoco S.A.B. de C.V., Class B.......................  1,510,624    6,791,192
# *  Industrias CH S.A.B. de C.V., Class B............................  1,910,788    8,240,531
#    Industrias Penoles S.A.B. de C.V.................................    526,545    6,270,967
# *  La Comer S.A.B. de C.V...........................................  4,997,412    6,757,086
     Medica Sur S.A.B. de C.V., Class B...............................      1,000        1,118
# *  Minera Frisco S.A.B. de C.V......................................  3,406,833      731,433
# *  Minera Frisco S.A.B. de C.V., Class A1...........................  5,704,431    1,206,926
     Nemak S.A.B. de C.V..............................................  3,726,648    1,588,569
#    Orbia Advance Corp. S.A.B. de C.V................................ 10,420,543   22,556,671
#    Organizacion Cultiba S.A.B. de C.V...............................    157,421       96,033
#    Organizacion Soriana S.A.B. de C.V., Class B..................... 14,044,491   18,077,176
#    Promotora y Operadora de Infraestructura S.A.B. de C.V...........    392,258    3,626,192
     Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L.      3,563       22,967
     Qualitas Controladora S.A.B. de C.V..............................    556,408    2,406,237
#    TV Azteca S.A.B. de C.V..........................................  9,670,999      417,276
     Unifin Financiera S.A.B. de C.V..................................    485,048      824,530
#    Vitro S.A.B. de C.V., Class A....................................  1,461,897    3,226,030
                                                                                  ------------
TOTAL MEXICO..........................................................             512,350,583
                                                                                  ------------
PHILIPPINES -- (1.2%)
     ACR Mining Corp..................................................    105,455        6,975
     Alliance Global Group, Inc....................................... 35,285,606    7,973,533
     Alsons Consolidated Resources, Inc............................... 15,464,000      393,231
*    Altus San Nicolas Corp...........................................    612,198       62,493
*    Apex Mining Co., Inc.............................................  2,248,000       50,111
*    Atlas Consolidated Mining & Development Corp.....................  5,118,500      256,581
     Ayala Corp.......................................................     22,320      377,905
     Bank of the Philippine Islands...................................  3,699,833    7,068,459
     BDO Unibank, Inc................................................. 13,255,159   40,434,939
     Belle Corp.......................................................  4,041,000      158,431
     Cebu Air, Inc....................................................  2,517,020    4,578,833
*    CEMEX Holdings Philippines, Inc.................................. 19,033,000      941,369
     Century Properties Group, Inc.................................... 25,977,400      306,519
     China Banking Corp...............................................  1,022,232      507,655
     Cosco Capital, Inc............................................... 17,830,500    2,425,146
     DMCI Holdings, Inc...............................................  5,892,200      951,955
*    East West Banking Corp...........................................  5,244,900    1,299,875
     EEI Corp.........................................................  2,496,900      504,154
*    Emperador, Inc...................................................  1,340,900      184,964

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
PHILIPPINES -- (Continued)
*    Empire East Land Holdings, Inc...................................   6,599,000 $     63,738
*    Export & Industry Bank, Inc., Class A............................      14,950            0
     Filinvest Development Corp.......................................     460,900      120,084
     Filinvest Land, Inc.............................................. 126,939,031    3,999,214
     First Philippine Holdings Corp...................................   3,706,780    5,763,205
*    Global Ferronickel Holdings, Inc.................................  12,908,176      477,887
     GT Capital Holdings, Inc.........................................     462,867    8,147,514
     Integrated Micro-Electronics, Inc................................   2,190,100      341,304
     JG Summit Holdings, Inc..........................................  14,367,440   21,564,538
     Lopez Holdings Corp..............................................  25,248,500    2,145,834
     LT Group, Inc....................................................  16,650,900    4,377,147
     Megaworld Corp................................................... 112,087,300   10,661,692
     Metro Retail Stores Group, Inc...................................   1,545,000       73,962
     Metropolitan Bank & Trust Co.....................................  11,421,818   15,204,843
     Mondragon International Philippines, Inc.........................   2,464,000            0
     Nickel Asia Corp.................................................  17,158,940    1,354,716
     Pepsi-Cola Products Philippines, Inc.............................   1,602,000       53,606
     Petron Corp......................................................  23,723,900    2,341,422
*    Philex Mining Corp...............................................   4,679,000      325,785
*    Philippine National Bank.........................................   5,129,185    4,537,038
*    Philippine National Construction Corp............................     398,900        7,224
     Philippine Savings Bank..........................................   1,808,903    2,053,493
     Philippine Townships, Inc........................................     226,200            0
     Philtown Properties, Inc.........................................       6,701            0
     Phoenix Petroleum Philippines, Inc...............................   1,527,700      331,071
     Pilipinas Shell Petroleum Corp...................................     208,030      139,360
     Premium Leisure Corp.............................................   7,012,000       92,523
     RFM Corp.........................................................     976,000      103,605
     Rizal Commercial Banking Corp....................................   6,249,906    3,163,675
     Robinsons Land Corp..............................................  31,739,208   15,906,998
     Robinsons Retail Holdings, Inc...................................     365,130      545,908
     San Miguel Corp..................................................   6,141,346   20,214,853
     San Miguel Food and Beverage, Inc................................     199,250      361,374
     Security Bank Corp...............................................   2,013,444    7,899,906
     SSI Group, Inc...................................................   8,404,000      427,160
     STI Education Systems Holdings, Inc..............................  13,050,000      174,866
*    Top Frontier Investment Holdings, Inc............................     628,532    2,854,071
     Union Bank Of Philippines........................................   4,357,469    5,163,893
     Vista Land & Lifescapes, Inc.....................................  60,277,368    9,133,339
                                                                                   ------------
TOTAL PHILIPPINES.....................................................              218,609,976
                                                                                   ------------
POLAND -- (1.2%)
*    AB SA............................................................         528        2,774
     Agora SA.........................................................     447,173    1,183,107
*    Alior Bank SA....................................................     503,993    3,560,703
     Alumetal SA......................................................       6,054       55,193
     Amica SA.........................................................       6,556      200,454
     Asseco Poland SA.................................................   1,078,323   14,499,573
     Bank Handlowy w Warszawie SA.....................................      61,088      815,638
*    Bank Millennium SA...............................................   4,008,734    6,453,232
*    Boryszew SA......................................................     273,031      307,460
# *  Ciech SA.........................................................     148,017    1,256,775
     Cognor SA........................................................     156,283       62,353
#    Cyfrowy Polsat SA................................................     813,860    5,903,302
#    Develia SA.......................................................   1,411,591      905,013
*    Enea SA..........................................................   2,465,557    5,448,398
     Firma Oponiarska Debica SA.......................................      46,346      970,185
*    Getin Noble Bank SA..............................................     948,327       74,197
*    Grupa Azoty SA...................................................     236,563    2,173,919

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
POLAND -- (Continued)
     Grupa Kety SA....................................................     40,538 $  3,252,911
     Grupa Lotos SA...................................................    964,918   24,096,964
#    Jastrzebska Spolka Weglowa SA....................................    175,136      889,887
     Kernel Holding SA................................................    484,032    5,380,719
# *  KGHM Polska Miedz SA.............................................  1,320,698   28,954,499
#    Lubelski Wegiel Bogdanka SA......................................     52,381      496,541
*    mBank SA.........................................................     33,165    3,315,883
*    Netia SA.........................................................  1,843,303    2,220,800
*    PGE Polska Grupa Energetyczna SA.................................  5,750,529   12,330,047
     PKP Cargo SA.....................................................    109,382      687,518
*    Polnord SA.......................................................      5,709        4,529
#    Polski Koncern Naftowy Orlen S.A.................................  2,725,484   74,523,157
     Powszechna Kasa Oszczednosci Bank Polski SA......................    867,303    8,659,927
     Stalexport Autostrady SA.........................................    189,773      152,180
     Stalprodukt SA...................................................      3,659      218,557
# *  Tauron Polska Energia SA......................................... 10,092,693    4,368,154
                                                                                  ------------
TOTAL POLAND..........................................................             213,424,549
                                                                                  ------------
RUSSIA -- (2.4%)
*    AFI Development P.L.C., GDR......................................     16,827        5,032
     Etalon Group P.L.C., GDR.........................................    102,930      183,215
     Gazprom PJSC, Sponsored ADR...................................... 21,147,557  169,536,708
     Gazprom PJSC, Sponsored ADR......................................     71,596      573,663
     Lukoil PJSC, Sponsored ADR.......................................  2,373,113  218,689,539
     Magnitogorsk Iron & Steel Works PJSC, GDR........................    571,113    4,190,867
     Rosneft Oil Co. PJSC, GDR........................................  3,096,453   20,504,712
     RusHydro PJSC, ADR...............................................  6,491,833    4,867,239
     TMK PJSC, GDR....................................................     11,656       37,649
     VTB Bank PJSC, GDR...............................................  5,662,356    7,525,271
                                                                                  ------------
TOTAL RUSSIA..........................................................             426,113,895
                                                                                  ------------
SOUTH AFRICA -- (6.5%)
     Absa Group, Ltd..................................................  8,433,507   86,494,711
     Adcorp Holdings, Ltd.............................................    973,614      881,952
     Advtech, Ltd.....................................................     33,682       25,009
     AECI, Ltd........................................................  1,746,562   11,280,278
     African Oxygen, Ltd..............................................    160,532      223,136
# *  African Phoenix Investments, Ltd.................................  9,747,006      490,309
     African Rainbow Minerals, Ltd....................................  1,901,837   19,053,943
     Alexander Forbes Group Holdings, Ltd.............................  6,755,195    2,313,427
#    Allied Electronics Corp., Ltd., Class A..........................    128,358      215,293
     Alviva Holdings, Ltd.............................................  1,047,636    1,005,499
     Anglo American Platinum, Ltd.....................................    131,219    9,800,662
     AngloGold Ashanti, Ltd...........................................  1,674,325   37,033,221
#    AngloGold Ashanti, Ltd., Sponsored ADR...........................  3,295,420   72,762,874
*    ArcelorMittal South Africa, Ltd..................................  2,595,706      302,273
*    Ascendis Health, Ltd.............................................    171,417       42,676
*    Aspen Pharmacare Holdings, Ltd...................................  1,864,971   13,019,166
     Assore, Ltd......................................................    103,905    1,750,129
     Astral Foods, Ltd................................................    134,124    1,428,814
*    Aveng, Ltd....................................................... 62,681,244       82,964
     Barloworld, Ltd..................................................  3,699,104   29,463,271
     Bidvest Group, Ltd. (The)........................................     36,392      496,781
# *  Blue Label Telecoms, Ltd.........................................  3,509,665      642,137
# *  Brait SE.........................................................  2,542,891    2,877,694
     Caxton and CTP Publishers and Printers, Ltd......................  2,615,850    1,261,071
#    DataTec, Ltd.....................................................  4,436,813   10,590,713
#    Discovery, Ltd...................................................    545,525    4,342,684

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
SOUTH AFRICA -- (Continued)
#    DRDGOLD, Ltd.....................................................  4,367,625 $  2,227,950
*    enX Group, Ltd...................................................    391,330      271,740
*    EOH Holdings, Ltd................................................    478,148      494,384
     Evraz Highveld Steel And Vanad...................................    120,337            0
     Exxaro Resources, Ltd............................................  2,312,114   18,902,859
     Gold Fields, Ltd.................................................  2,145,643   13,325,263
     Gold Fields, Ltd., Sponsored ADR................................. 12,618,767   77,983,980
*    Grindrod Shipping Holdings, Ltd..................................    143,208      935,355
     Grindrod, Ltd....................................................  6,549,843    2,098,210
*    Harmony Gold Mining Co., Ltd.....................................  1,531,893    5,325,698
     Hudaco Industries, Ltd...........................................    170,254    1,229,608
     Hulamin, Ltd.....................................................    675,094      103,733
# *  Impala Platinum Holdings, Ltd....................................  4,975,459   34,255,862
     Imperial Logistics, Ltd..........................................  2,361,036    8,860,337
     Investec, Ltd....................................................  2,689,641   15,282,834
     Invicta Holdings, Ltd............................................     93,463      126,710
*    JCI, Ltd......................................................... 10,677,339            0
     KAP Industrial Holdings, Ltd..................................... 10,115,632    3,112,158
     Kumba Iron Ore, Ltd..............................................    234,131    5,704,835
     Lewis Group, Ltd.................................................  1,506,908    2,797,901
     Liberty Holdings, Ltd............................................  1,761,494   13,566,007
     Life Healthcare Group Holdings, Ltd..............................  3,214,508    5,076,641
*    Long4Life, Ltd...................................................  1,383,403      385,422
#    Massmart Holdings, Ltd...........................................     32,201       91,349
     Merafe Resources, Ltd............................................ 22,960,524    1,367,407
     Metair Investments, Ltd..........................................  1,678,681    2,730,729
#    Momentum Metropolitan Holdings................................... 15,466,407   20,654,859
     Motus Holdings Ltd...............................................    261,398    1,238,362
     Mpact, Ltd.......................................................  2,819,214    2,893,454
#    MTN Group, Ltd................................................... 21,170,577  131,037,009
     Murray & Roberts Holdings, Ltd...................................  6,948,515    5,157,377
*    Nampak, Ltd......................................................  5,668,041    3,015,993
     Nedbank Group, Ltd...............................................  4,066,563   61,690,935
     Novus Holdings, Ltd..............................................    266,993       47,566
     Oceana Group, Ltd................................................    102,651      453,851
     Old Mutual, Ltd.................................................. 19,934,379   25,923,355
#    Omnia Holdings, Ltd..............................................  1,827,067    3,131,757
     Peregrine Holdings, Ltd..........................................  1,594,063    1,965,007
     Pioneer Foods Group, Ltd.........................................     43,462      309,290
*    PPC, Ltd......................................................... 10,395,993    2,651,067
     Raubex Group, Ltd................................................  2,197,731    2,837,348
     RCL Foods, Ltd...................................................    159,113       99,398
     Reunert, Ltd.....................................................  1,312,134    6,204,910
     Rhodes Food Group Pty, Ltd.......................................     23,326       23,825
*    Royal Bafokeng Platinum, Ltd.....................................    599,428    1,741,703
     Sanlam, Ltd......................................................     39,807      209,498
#    Sappi, Ltd.......................................................  7,587,257   19,483,628
#    Sasol, Ltd.......................................................  2,811,885   50,975,773
#    Sasol, Ltd., Sponsored ADR.......................................  1,500,496   27,158,977
*    Sibanye Gold, Ltd................................................ 10,746,595   20,748,390
# *  Sibanye Gold, Ltd., Sponsored ADR................................  2,769,125   21,183,802
     Standard Bank Group, Ltd......................................... 14,127,822  162,190,870
# *  Steinhoff International Holdings NV.............................. 23,998,309    1,557,389
*    Super Group, Ltd.................................................  4,990,058    9,325,542
#    Telkom SA SOC, Ltd...............................................  4,891,875   22,362,955
*    Tongaat Hulett, Ltd..............................................  1,558,340    1,021,757
# *  Trencor, Ltd.....................................................  1,646,638    3,276,637
     Truworths International, Ltd.....................................    371,087    1,315,233
     Tsogo Sun Gaming, Ltd............................................  2,917,390    2,399,226

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES      VALUE>>
                                                                       --------- --------------
SOUTH AFRICA -- (Continued)
     Wilson Bayly Holmes-Ovcon, Ltd...................................   639,963 $    5,985,276
                                                                                 --------------
TOTAL SOUTH AFRICA....................................................            1,144,409,678
                                                                                 --------------
SOUTH KOREA -- (15.2%)
#    Aekyung Petrochemical Co., Ltd...................................   182,088      1,188,246
     AJ Networks Co., Ltd.............................................    71,995        256,255
*    AJ Rent A Car Co., Ltd...........................................   151,627      1,438,056
# *  Ajin Industrial Co., Ltd.........................................   256,326        607,311
     AK Holdings, Inc.................................................    34,689        931,215
     ALUKO Co., Ltd...................................................    13,515         26,909
#    Asia Cement Co., Ltd.............................................    21,037      1,514,179
#    ASIA Holdings Co., Ltd...........................................    14,861      1,435,647
     Asia Paper Manufacturing Co., Ltd................................    68,754      1,721,667
#    AUK Corp.........................................................   336,608        602,206
#    Austem Co., Ltd..................................................   277,694        505,394
     Avaco Co., Ltd...................................................    48,579        234,118
     BGF Co., Ltd.....................................................   279,547      1,379,760
     Bixolon Co., Ltd.................................................    32,698        150,595
# *  Bluecom Co., Ltd.................................................    78,495        204,811
     BNK Financial Group, Inc......................................... 3,259,549     19,467,253
#    Bookook Securities Co., Ltd......................................    37,783        703,909
     Busan City Gas Co., Ltd..........................................     2,705         84,253
     BYC Co., Ltd.....................................................       752        152,797
#    Byucksan Corp....................................................   365,587        614,233
#    Capro Corp.......................................................   411,463      1,197,558
     Castec Korea Co., Ltd............................................    17,797         42,225
     Chinyang Holdings Corp...........................................    94,392        204,832
#    Chokwang Paint, Ltd..............................................    70,821        366,006
     Chosun Refractories Co., Ltd.....................................    10,371        780,045
     CJ CheilJedang Corp..............................................    46,116      9,064,021
     CJ Corp..........................................................   183,869     12,996,382
     CJ Hello Co., Ltd................................................   384,653      2,015,440
     CKD Bio Corp.....................................................     5,937        157,763
     Cosmax BTI, Inc..................................................    38,218        474,848
     CROWNHAITAI Holdings Co., Ltd....................................    49,193        434,810
     D.I Corp.........................................................   228,706        601,366
#    Dae Dong Industrial Co., Ltd.....................................   187,650        977,773
     Dae Han Flour Mills Co., Ltd.....................................    14,604      1,926,845
#    Dae Hyun Co., Ltd................................................   327,178        709,913
     Dae Won Kang Up Co., Ltd.........................................   372,120      1,141,916
# *  Dae Young Packaging Co., Ltd.....................................   775,890        717,145
#    Daechang Co., Ltd................................................   656,070        682,391
     Daechang Forging Co., Ltd........................................     5,125        126,198
     Daeduck Electronics Co...........................................   499,842      4,585,808
     Daegu Department Store...........................................    27,329        130,516
#    Daehan Steel Co., Ltd............................................   159,982        839,996
#    Dae-Il Corp......................................................   219,602        439,196
     Daekyo Co., Ltd..................................................   167,652        886,459
     Daelim B&Co.Co., Ltd.............................................    17,858         60,484
# *  Daelim C&S Co., Ltd..............................................    18,758        117,744
     Daelim Industrial Co., Ltd.......................................   379,313     29,483,795
     Daeryuk Can Co., Ltd.............................................     2,323          8,465
     Daesang Corp.....................................................   340,317      6,267,249
     Daesang Holdings Co., Ltd........................................   173,368        988,079
     Daewon San Up Co., Ltd...........................................    61,406        289,037
*    Daewoo Engineering & Construction Co., Ltd....................... 2,199,502      8,201,997
*    Daewoo Shipbuilding & Marine Engineering Co., Ltd................   319,791      7,712,364
*    Dahaam E-Tec Co., Ltd............................................     3,535         90,999
     Daishin Securities Co., Ltd......................................   529,478      5,659,444

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
SOUTH KOREA -- (Continued)
#    Daou Data Corp...................................................   150,274 $ 1,027,443
#    Daou Technology, Inc.............................................   421,529   6,550,726
*    Dayou Automotive Seat Technology Co., Ltd........................   117,031      85,990
*    Dayou Plus Co., Ltd..............................................    51,812      34,285
     DB Financial Investment Co., Ltd.................................   406,881   1,474,368
     DB Insurance Co., Ltd............................................   237,039  10,276,969
     DCM Corp.........................................................     2,483      26,002
#    Development Advance Solution Co., Ltd............................   103,030     481,403
     DGB Financial Group, Inc......................................... 1,741,870  10,515,799
     DI Dong Il Corp..................................................    18,078   1,120,519
#    Display Tech Co., Ltd............................................    39,062     124,368
     DMS Co., Ltd.....................................................   194,581     929,728
     Dong A Eltek Co., Ltd............................................    90,795     595,148
     Dong Ah Tire & Rubber Co., Ltd...................................     5,165      55,038
     Dong-A Socio Holdings Co., Ltd...................................     5,512     438,521
#    Dongbang Transport Logistics Co., Ltd............................   302,271     418,758
#    Dongbu Corp......................................................    34,416     252,766
#    Dongil Industries Co., Ltd.......................................    18,784     922,958
#    Dongkuk Industries Co., Ltd......................................   429,695     898,009
*    Dongkuk Steel Mill Co., Ltd......................................   934,023   4,706,990
     DONGSUNG Corp....................................................   153,164     703,257
     Dongwha Enterprise Co., Ltd......................................    30,406     478,542
     Dongwha Pharm Co., Ltd...........................................    38,141     256,527
     Dongwon Development Co., Ltd.....................................   501,265   1,896,239
     Dongwon Industries Co., Ltd......................................    11,825   2,172,547
#    Dongwoo Farm To Table Co., Ltd...................................    14,971      48,407
#    Dongyang E&P, Inc................................................    37,218     383,536
     Doosan Bobcat, Inc...............................................   317,473   8,559,893
     Doosan Co., Ltd..................................................    83,669   5,584,228
# *  Doosan Fuel Cell Co., Ltd........................................   279,793   1,856,548
*    Doosan Heavy Industries & Construction Co., Ltd.................. 1,682,930   8,874,357
# *  Doosan Infracore Co., Ltd........................................ 2,287,035  11,090,779
*    Doosan Solus Co., Ltd............................................   154,224   2,359,517
     DRB Holding Co., Ltd.............................................    92,203     432,295
#    DTR Automotive Corp..............................................    50,162   1,291,844
     DY Corp..........................................................   211,585     870,067
     DY POWER Corp....................................................    12,717     103,012
#    e Tec E&C, Ltd...................................................    10,866     644,262
     Eagon Holdings Co., Ltd..........................................   152,564     348,648
#    Eagon Industrial, Ltd............................................   105,000     690,212
#    Easy Bio, Inc....................................................   632,489   2,877,967
*    Elentec Co., Ltd.................................................    10,799      63,914
#    e-LITECOM Co., Ltd...............................................    83,424     362,059
     E-MART, Inc......................................................   220,938  21,133,530
     EM-Tech Co., Ltd.................................................    16,538     119,158
     Eugene Corp......................................................   701,878   2,801,629
     Eugene Investment & Securities Co., Ltd.......................... 1,063,815   1,875,225
*    Eusu Holdings Co., Ltd...........................................    66,914     408,662
#    EVERDIGM Corp....................................................    36,984     146,028
     Farmsco..........................................................    20,256      83,395
# *  FarmStory Co., Ltd...............................................   590,007     521,157
     Fursys, Inc......................................................    26,751     714,305
#    Gaon Cable Co., Ltd..............................................    27,003     421,651
     Geumhwa PSC Co., Ltd.............................................       490      12,344
#    GMB Korea Corp...................................................   105,900     469,111
#    Golfzon Newdin Holdings Co., Ltd.................................   284,194     928,671
     GS Engineering & Construction Corp...............................   762,970  20,200,189
#    GS Global Corp...................................................   686,274   1,370,681
     GS Holdings Corp.................................................   742,689  31,651,320

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH KOREA -- (Continued)
     GS Home Shopping, Inc............................................     3,079 $    393,611
     Gwangju Shinsegae Co., Ltd.......................................     6,906    1,004,662
     Haitai Confectionery & Foods Co., Ltd............................     6,605       42,509
# *  Halla Corp.......................................................   263,583      714,538
     Halla Holdings Corp..............................................   108,428    3,881,940
     Hana Financial Group, Inc........................................ 4,142,831  119,945,481
#    Hana Micron, Inc.................................................   204,560      972,704
     Handsome Co., Ltd................................................   155,508    3,897,085
     Hanil Cement Co., Ltd............................................    24,093    2,028,859
#    Hanil Holdings Co., Ltd..........................................    20,065      824,268
*    Hanjin Heavy Industries & Construction Co., Ltd..................     3,714       13,902
*    Hanjin Heavy Industries & Construction Holdings Co., Ltd.........   106,288      244,837
#    Hanjin Transportation Co., Ltd...................................   114,780    3,039,245
     Hankook Tire & Technology Co., Ltd...............................   870,542   23,213,092
#    Hankuk Paper Manufacturing Co., Ltd..............................    37,207      572,161
     Hanshin Construction.............................................    85,445    1,124,729
# *  Hansol Holdings Co., Ltd.........................................   534,942    1,822,186
#    Hansol HomeDeco Co., Ltd.........................................   903,558      919,465
     Hansol Paper Co., Ltd............................................   253,221    3,186,496
*    Hansol Technics Co., Ltd.........................................   236,482    1,511,951
*    Hanwha Aerospace Co., Ltd........................................   316,832   10,291,710
     Hanwha Chemical Corp.............................................   990,855   13,864,307
     Hanwha Corp......................................................   492,421   10,038,741
#    Hanwha Galleria Timeworld Co., Ltd...............................     5,778       94,258
     Hanwha General Insurance Co., Ltd................................   715,462    1,715,964
*    Hanwha Investment & Securities Co., Ltd.......................... 1,384,418    2,378,007
     Hanwha Life Insurance Co., Ltd................................... 5,064,596    9,692,167
     Hanyang Eng Co., Ltd.............................................   153,087    1,522,382
#    Hanyang Securities Co., Ltd......................................    94,928      601,176
#    Harim Holdings Co., Ltd..........................................   240,657    1,859,038
     HDC Holdings Co., Ltd............................................   479,831    4,875,849
     HDC Hyundai Engineering Plastics Co., Ltd........................   126,055      482,705
# *  Heung-A Shipping Co., Ltd........................................ 1,069,493      331,956
# *  Heungkuk Fire & Marine Insurance Co., Ltd........................   152,112      407,895
#    Hitejinro Holdings Co., Ltd......................................   108,637    1,256,186
     HJ Magnolia Yongpyong Hotel & Resort Corp........................     3,065       16,956
#    HS R&A Co., Ltd..................................................   501,663      824,303
# *  HSD Engine Co., Ltd..............................................    77,848      265,697
# *  Humax Co., Ltd...................................................   178,892      766,091
# *  Huneed Technologies..............................................    48,132      287,171
     Huons Global Co., Ltd............................................     2,701       70,077
     Husteel Co., Ltd.................................................    16,188      141,606
     Huvis Corp.......................................................   195,376      972,018
#    Hwa Shin Co., Ltd................................................   252,051      787,610
#    Hwacheon Machine Tool Co., Ltd...................................    14,514      479,296
#    Hwangkum Steel & Technology Co., Ltd.............................   109,361      700,575
     HwaSung Industrial Co., Ltd......................................   114,076    1,171,715
     Hy-Lok Corp......................................................    56,746      833,608
*    Hyosung Advanced Materials Corp..................................     2,061      193,772
     Hyosung Chemical Corp............................................     1,451      206,069
     Hyosung Corp.....................................................    46,230    3,283,889
     Hyosung TNC Co., Ltd.............................................     2,944      405,686
#    Hyundai BNG Steel Co., Ltd.......................................   131,432    1,033,081
#    Hyundai Construction Equipment Co., Ltd..........................   158,474    3,789,626
#    Hyundai Corp. Holdings, Inc......................................    66,299      678,082
     Hyundai Corp.....................................................    67,140    1,016,739
     Hyundai Department Store Co., Ltd................................   169,029   10,731,776
# *  Hyundai Electric & Energy System Co., Ltd........................    20,968      192,826
     Hyundai Engineering & Construction Co., Ltd......................   748,661   27,582,954

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH KOREA -- (Continued)
     Hyundai Greenfood Co., Ltd.......................................   470,907 $  4,532,902
     Hyundai Heavy Industries Holdings Co., Ltd.......................   106,901   31,306,390
     Hyundai Home Shopping Network Corp...............................    71,770    5,212,951
     Hyundai Hy Communications & Networks Co., Ltd....................   455,420    1,444,458
     Hyundai Livart Furniture Co., Ltd................................   108,058    1,306,241
     Hyundai Marine & Fire Insurance Co., Ltd.........................   532,930   11,573,512
     Hyundai Mipo Dockyard Co., Ltd...................................   246,851    9,205,468
     Hyundai Mobis Co., Ltd...........................................   498,393  101,639,052
     Hyundai Motor Co.................................................   973,740  101,993,772
#    Hyundai Motor Securities Co., Ltd................................   226,462    1,917,375
     Hyundai Steel Co.................................................   883,215   24,054,271
     Hyundai Wia Corp.................................................   147,108    6,464,700
#    IDIS Holdings Co., Ltd...........................................    42,253      471,872
# *  Iljin Electric Co., Ltd..........................................   225,995      596,629
     Iljin Holdings Co., Ltd..........................................    96,040      381,262
#    Ilshin Spinning Co., Ltd.........................................    17,521    1,069,170
#    Ilsung Pharmaceuticals Co., Ltd..................................     9,045      673,389
     iMarketKorea, Inc................................................   140,405    1,310,896
     Industrial Bank of Korea......................................... 3,510,063   35,547,709
     INITECH Co., Ltd.................................................    31,597      143,935
     Interpark Holdings Corp..........................................   521,486    1,075,039
     INTOPS Co., Ltd..................................................   180,510    2,129,598
#    Inzi Controls Co., Ltd...........................................   127,016      539,123
#    INZI Display Co., Ltd............................................   244,705      445,929
# *  Iones Co., Ltd...................................................    83,897      423,708
     IS Dongseo Co., Ltd..............................................    80,628    2,213,283
#    ISC Co., Ltd.....................................................   101,681      916,201
     ISU Chemical Co., Ltd............................................   123,705    1,137,891
#    Jahwa Electronics Co., Ltd.......................................   123,074    1,130,203
     JB Financial Group Co., Ltd...................................... 1,744,618    8,005,227
#    Kangnam Jevisco Co., Ltd.........................................    40,521      767,344
#    KAON Media Co., Ltd..............................................    41,369      313,353
     KB Financial Group, Inc.......................................... 2,389,892   86,034,693
#    KB Financial Group, Inc., ADR.................................... 3,004,853  107,333,349
*    KB Metal Co., Ltd................................................    33,213       42,744
# *  KBI Dongkook Industrial Co., Ltd.................................   554,473      351,579
     KC Co., Ltd......................................................    98,742    1,183,316
#    KC Green Holdings Co., Ltd.......................................    90,159      350,332
     KCC Corp.........................................................    52,124   10,117,172
#    KCC Engineering & Construction Co., Ltd..........................    60,568      329,070
     KCTC.............................................................     3,399        8,187
# *  KEC Corp......................................................... 1,024,927      877,365
#    Keyang Electric Machinery Co., Ltd...............................   240,839      576,357
#    KG Chemical Corp.................................................   108,512    1,005,416
     KG Eco Technology Service Co., Ltd...............................   390,900    1,020,034
     KGMobilians Co., Ltd.............................................   142,461      704,311
     Kia Motors Corp.................................................. 2,283,957   83,472,594
     KISCO Corp.......................................................   226,367      900,971
#    KISCO Holdings Co., Ltd..........................................    67,525      771,662
#    Kishin Corp......................................................   102,382      319,701
     KISWIRE, Ltd.....................................................    93,397    1,750,074
#    KIWOOM Securities Co., Ltd.......................................   139,599    8,279,145
     KMH Co., Ltd.....................................................    98,465      430,202
*    Kodaco Co., Ltd..................................................   291,772      412,849
     Kolmar Korea Holdings Co., Ltd...................................     6,570      123,356
     Kolon Corp.......................................................    55,393      823,823
# *  Kolon Global Corp................................................    41,349      356,213
     Kolon Industries, Inc............................................   241,214    9,765,142
#    Komelon Corp.....................................................    33,167      230,044

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- -----------
SOUTH KOREA -- (Continued)
#    Kook Soon Dang Brewery Co., Ltd..................................   104,742 $   273,423
#    Korea Alcohol Industrial Co., Ltd................................   160,870   1,145,966
     Korea Asset In Trust Co., Ltd....................................   213,033     623,725
#    Korea Autoglass Corp.............................................    85,083   1,229,844
# *  Korea Circuit Co., Ltd...........................................   128,219   1,146,019
     Korea Electric Terminal Co., Ltd.................................    39,228   1,553,509
     Korea Export Packaging Industrial Co., Ltd.......................     4,498      71,589
*    Korea Flange Co., Ltd............................................   303,789     611,015
     Korea Investment Holdings Co., Ltd...............................   588,410  34,183,373
# *  Korea Line Corp..................................................   122,678   2,337,552
#    Korea Petrochemical Ind Co., Ltd.................................    44,475   4,540,572
#    Korea Petroleum Industries Co....................................     1,552     140,746
     Korea Real Estate Investment & Trust Co., Ltd.................... 1,033,318   1,961,184
# *  Korea Shipbuilding & Offshore Engineering Co., Ltd...............   305,328  31,910,596
     Korean Air Lines Co., Ltd........................................   646,595  13,839,446
     Korean Reinsurance Co............................................ 1,161,069   7,910,597
#    Kortek Corp......................................................   140,429   1,491,346
#    KPX Chemical Co., Ltd............................................    23,581   1,092,243
     KSS LINE, Ltd....................................................   143,029     883,772
     KT Skylife Co., Ltd..............................................   210,439   1,572,265
#    KT Submarine Co., Ltd............................................    22,384      55,804
# *  KTB Investment & Securities Co., Ltd.............................   683,672   1,356,200
#    KTCS Corp........................................................   361,725     642,212
     Ktis Corp........................................................   218,841     416,471
#    Kukdo Chemical Co., Ltd..........................................    32,561   1,324,532
#    Kukdong Oil & Chemicals Co., Ltd.................................    26,930      78,680
     Kumho Petrochemical Co., Ltd.....................................    21,657   1,296,696
*    Kumho Tire Co., Inc..............................................   709,889   2,578,622
#    Kumkang Kind Co., Ltd............................................    96,105     322,050
     Kwang Dong Pharmaceutical Co., Ltd...............................    10,073      59,347
#    Kyeryong Construction Industrial Co., Ltd........................    51,442     959,697
     Kyobo Securities Co., Ltd........................................   260,323   2,028,615
#    Kyungbang Co., Ltd...............................................   148,629   1,278,663
#    LEADCORP, Inc. (The).............................................   243,359   1,175,741
# *  Lee Ku Industrial Co., Ltd.......................................   102,941     140,535
     LF Corp..........................................................   301,648   5,089,067
     LG Corp..........................................................   734,433  43,784,351
# *  LG Display Co., Ltd., ADR........................................ 4,040,861  23,679,445
# *  LG Display Co., Ltd.............................................. 1,617,796  18,963,861
     LG Electronics, Inc.............................................. 1,586,480  90,919,942
     LG Hausys, Ltd...................................................    75,439   3,856,464
     LG International Corp............................................   388,953   5,184,927
     LG Uplus Corp.................................................... 1,518,489  17,542,577
     LOT Vacuum Co., Ltd..............................................    94,495     687,818
     Lotte Chemical Corp..............................................   248,224  48,292,946
     Lotte Chilsung Beverage Co., Ltd.................................    17,313   2,039,316
     Lotte Confectionery Co., Ltd.....................................        54       6,472
#    Lotte Corp.......................................................   181,491   5,681,248
     LOTTE Fine Chemical Co., Ltd.....................................   189,527   7,186,134
     Lotte Food Co., Ltd..............................................     1,592     589,973
     LOTTE Himart Co., Ltd............................................   124,016   3,225,154
# *  Lotte Non-Life Insurance Co., Ltd................................   786,612   1,492,746
     Lotte Shopping Co., Ltd..........................................   132,706  14,183,901
     LS Corp..........................................................   220,103   9,164,751
*    Lumens Co., Ltd..................................................   440,737     801,803
# *  LVMC Holdings....................................................   173,671     665,885
     Maeil Holdings Co., Ltd..........................................    11,288     109,061
#    MegaStudy Co., Ltd...............................................    45,332     494,952
     Meritz Financial Group, Inc......................................   252,710   2,700,936

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH KOREA -- (Continued)
     Meritz Fire & Marine Insurance Co., Ltd..........................    25,770 $    408,982
#    Meritz Securities Co., Ltd....................................... 4,323,556   16,714,741
#    Mi Chang Oil Industrial Co., Ltd.................................     6,722      459,958
     Mirae Asset Daewoo Co., Ltd...................................... 3,234,272   19,829,102
     Mirae Asset Life Insurance Co., Ltd..............................   824,037    2,834,864
#    MK Electron Co., Ltd.............................................   223,969    1,499,330
# *  MNTech Co., Ltd..................................................   200,438      535,020
#    Mobase Co., Ltd..................................................   159,085      617,322
     Moorim P&P Co., Ltd..............................................   367,245    1,404,476
#    Moorim Paper Co., Ltd............................................   304,607      678,869
#    Motonic Corp.....................................................   100,277      722,571
#    Muhak Co., Ltd...................................................    80,921      627,368
     Namyang Dairy Products Co., Ltd..................................     4,565    1,847,781
# *  NEOWIZ HOLDINGS Corp.............................................    69,016      881,137
     Nexen Corp.......................................................   254,005    1,295,900
     Nexen Tire Corp..................................................   431,360    3,466,619
     NH Investment & Securities Co., Ltd.............................. 2,219,404   23,014,427
*    NHN Corp.........................................................    75,471    3,739,366
#    Nong Shim Holdings Co., Ltd......................................    23,662    1,756,241
     NongShim Co., Ltd................................................    27,913    5,810,432
#    NOROO Paint & Coatings Co., Ltd..................................   112,734      725,594
#    NPC..............................................................   116,690      399,515
     NS Shopping Co., Ltd.............................................    76,038      635,917
#    OCI Co., Ltd.....................................................   163,710    8,821,406
#    Opto Device Technology Co., Ltd..................................    58,130      251,443
     Orange Life Insurance, Ltd.......................................   204,831    4,924,665
     Orion Holdings Corp..............................................   231,238    3,139,440
#    Paik Kwang Industrial Co., Ltd...................................   245,212      525,049
# *  Pan Ocean Co., Ltd............................................... 2,596,515    9,787,133
     Pang Rim Co., Ltd................................................    29,400       50,809
     Pan-Pacific Co., Ltd.............................................   106,975      254,551
#    Poongsan Corp....................................................   283,517    4,889,698
#    Poongsan Holdings Corp...........................................    58,093    1,665,812
     POSCO, Sponsored ADR............................................. 1,491,065   66,963,729
     POSCO............................................................   780,313  141,584,307
#    POSCO Coated & Color Steel Co., Ltd..............................    32,979      508,374
     Posco International Corp.........................................   706,315   11,038,848
#    Protec Co., Ltd..................................................    36,184      555,240
#    PS TEC Co., Ltd..................................................    29,909       96,243
#    Pyeong Hwa Automotive Co., Ltd...................................   124,616    1,067,985
     S&T Dynamics Co., Ltd............................................   296,345    1,516,889
#    S&T Holdings Co., Ltd............................................    95,898    1,298,406
     S&T Motiv Co., Ltd...............................................    79,753    3,114,456
     Sajo Industries Co., Ltd.........................................    29,168      976,703
#    Sam Young Electronics Co., Ltd...................................   149,642    1,122,709
#    Sambo Corrugated Board Co., Ltd..................................    34,495      243,185
#    Sambo Motors Co., Ltd............................................   155,069      793,279
#    Samho Development Co., Ltd.......................................   211,521      806,961
     Samho International Co., Ltd.....................................     6,643      116,850
     SAMHWA Paints Industrial Co., Ltd................................   102,236      450,747
#    Samick Musical Instruments Co., Ltd..............................   741,885    1,115,492
#    Samji Electronics Co., Ltd.......................................    13,939      123,463
#    Samjin LND Co., Ltd..............................................    92,054      164,345
#    Samkee Automotive Co., Ltd.......................................   104,071      225,922
     Samkwang Glass Co., Ltd..........................................     2,678       67,540
     Sammok S-Form Co., Ltd...........................................    68,208      545,324
*    SAMPYO Cement Co., Ltd...........................................   389,126    1,104,598
     Samsung C&T Corp.................................................   484,961   41,527,701
#    Samsung Card Co., Ltd............................................   354,399   10,222,889

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES     VALUE>>
                                                                       --------- ------------
SOUTH KOREA -- (Continued)
     Samsung Fire & Marine Insurance Co., Ltd.........................    89,937 $ 16,730,408
*    Samsung Heavy Industries Co., Ltd................................ 2,839,246   17,629,433
     Samsung Life Insurance Co., Ltd..................................   888,531   53,958,185
     Samsung Securities Co., Ltd......................................   752,104   21,667,766
#    SAMT Co., Ltd....................................................   655,192    1,229,225
#    Samyang Corp.....................................................    46,188    1,917,274
     Samyang Holdings Corp............................................    54,683    2,976,452
#    Samyang Tongsang Co., Ltd........................................    21,663    1,109,634
#    SAVEZONE I&C Corp................................................    88,830      257,514
*    SBS Media Holdings Co., Ltd......................................   460,406      777,079
     Seah Besteel Corp................................................   195,837    2,694,604
     SeAH Holdings Corp...............................................    11,475      799,368
     SeAH Steel Corp..................................................    20,386    1,090,400
#    SeAH Steel Holdings Corp.........................................    22,152      899,325
     Sebang Co., Ltd..................................................   153,120    1,481,993
     Sebang Global Battery Co., Ltd...................................   108,589    3,552,181
     Sebo Manufacturing Engineer Corp.................................    39,565      285,904
#    Sejong Industrial Co., Ltd.......................................   170,152      625,051
# *  Sejoong Co., Ltd.................................................    74,223      194,338
# *  Sekonix Co., Ltd.................................................   133,734      796,228
#    S-Energy Co., Ltd................................................    40,484      131,649
#    Seohan Co., Ltd..................................................   711,491      778,105
#    Seohee Construction Co., Ltd..................................... 2,314,254    2,264,625
     SEOWONINTECH Co., Ltd............................................    16,998       89,077
#    Seoyon Co., Ltd..................................................   131,812      369,239
     Seoyon E-Hwa Co., Ltd............................................   106,036      513,037
     Sewon Precision Industry Co., Ltd................................     1,457       10,131
# *  SG&G Corp........................................................   278,159      464,097
#    Shindaeyang Paper Co., Ltd.......................................    24,721    1,329,522
     Shinhan Financial Group Co., Ltd................................. 3,372,386  122,873,150
#    Shinhan Financial Group Co., Ltd., ADR........................... 1,421,545   51,303,558
#    Shinsegae Engineering & Construction Co., Ltd....................    17,280      361,758
#    Shinsegae Food Co., Ltd..........................................     1,939      118,992
     Shinsegae Information & Communication Co., Ltd...................     3,229      299,776
     Shinsegae, Inc...................................................    89,509   18,140,057
#    Shinyoung Securities Co., Ltd....................................    47,277    2,245,000
# *  Signetics Corp...................................................   767,275      714,123
#    Silla Co., Ltd...................................................    65,610      684,261
     SIMMTECH Co., Ltd................................................   163,474    1,331,587
     Simmtech Holding Co., Ltd........................................     3,959        5,391
#    SIMPAC, Inc......................................................   161,002      452,338
     Sindoh Co., Ltd..................................................    65,637    2,159,715
     SK Chemicals Co., Ltd............................................    11,524      466,869
     SK Discovery Co., Ltd............................................   170,208    3,279,698
#    SK Gas, Ltd......................................................    56,981    4,109,811
#    SK Holdings Co., Ltd.............................................    42,795    9,494,255
     SK Innovation Co., Ltd...........................................   588,817   80,571,077
     SK Networks Co., Ltd............................................. 1,964,986    9,801,195
#    SK Securities Co., Ltd........................................... 2,864,051    1,474,886
#    SKC Co., Ltd.....................................................   288,658   11,009,793
     SL Corp..........................................................   155,126    2,796,556
# *  Ssangyong Motor Co...............................................   435,582      855,236
#    Sun Kwang Co., Ltd...............................................    34,217      460,790
     Sunchang Corp....................................................    54,825      204,641
#    Sung Kwang Bend Co., Ltd.........................................   156,885    1,332,831
*    Sungchang Enterprise Holdings, Ltd...............................   312,130      460,489
#    Sungdo Engineering & Construction Co., Ltd.......................   144,501      574,128
#    Sungshin Cement Co., Ltd.........................................   301,673    2,066,732
     Sungwoo Hitech Co., Ltd..........................................   836,496    2,486,835

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ---------- --------------
SOUTH KOREA -- (Continued)
#    Sunjin Co., Ltd..................................................     36,614 $      302,437
#    Tae Kyung Industrial Co., Ltd....................................    152,886        724,935
     Taekwang Industrial Co., Ltd.....................................      5,366      5,059,476
*    Taewoong Co., Ltd................................................    114,080      1,061,495
#    Taeyoung Engineering & Construction Co., Ltd.....................    596,159      6,645,520
# *  TBH Global Co., Ltd..............................................    197,666        482,235
# *  Thinkware Systems Corp...........................................     79,394        521,146
# *  TK Chemical Corp.................................................    667,266      1,573,658
#    TK Corp..........................................................    120,940      1,042,117
     Tongyang Life Insurance Co., Ltd.................................    592,249      1,865,092
*    Tongyang pile, Inc...............................................      7,975         24,634
     Tongyang, Inc....................................................    337,746        416,186
#    Top Engineering Co., Ltd.........................................    180,980      1,377,843
#    Tovis Co., Ltd...................................................    164,140      1,042,099
#    TS Corp..........................................................     59,060        937,347
# *  T'way Holdings, Inc..............................................     79,534        117,017
#    UIL Co., Ltd.....................................................     82,914        364,786
     Uju Electronics Co., Ltd.........................................     61,425        422,601
     Unid Co., Ltd....................................................     77,797      3,115,733
     Viatron Technologies, Inc........................................      2,049         16,577
#    Visang Education, Inc............................................     52,293        369,192
# *  WillBes & Co. (The)..............................................    622,892        740,203
*    Wonik Holdings Co., Ltd..........................................    498,142      1,918,066
*    Woongjin Co., Ltd................................................    243,455        325,953
# *  Woongjin Energy Co., Ltd.........................................    118,888         70,048
*    Woongjin Thinkbig Co., Ltd.......................................    295,597        675,410
# *  Woori Financial Group, Inc., Sponsored ADR.......................     20,284        606,897
     Woori Financial Group, Inc.......................................  5,838,122     58,858,908
     Wooshin Systems Co., Ltd.........................................      7,622         29,061
# *  WooSung Feed Co., Ltd............................................    236,626        631,946
#    Y G-1 Co., Ltd...................................................    256,251      1,659,551
# *  YeaRimDang Publishing Co., Ltd...................................    202,659        677,766
#    Yoosung Enterprise Co., Ltd......................................    193,127        453,135
#    YooSung T&S Co., Ltd.............................................    177,821        471,152
     Young Poong Corp.................................................      4,091      2,142,640
#    Young Poong Precision Corp.......................................    126,927        913,106
     Youngone Corp....................................................     89,214      2,661,292
     Youngone Holdings Co., Ltd.......................................     24,204      1,092,115
*    Yuanta Securities Korea Co., Ltd.................................  1,130,642      2,489,702
     YuHwa Securities Co., Ltd........................................     27,487        291,524
#    Zeus Co., Ltd....................................................     76,892        785,223
                                                                                  --------------
TOTAL SOUTH KOREA.....................................................             2,685,926,559
                                                                                  --------------
SPAIN -- (0.1%)
#    Banco Santander SA, Sponsored ADR................................  1,443,120      5,714,755
     Banco Santander SA...............................................  1,846,715      7,310,444
                                                                                  --------------
TOTAL SPAIN...........................................................                13,025,199
                                                                                  --------------
TAIWAN -- (17.4%)
     Ability Enterprise Co., Ltd......................................  2,891,330      1,600,632
     AcBel Polytech, Inc..............................................    660,000        480,613
     Acer, Inc........................................................ 22,976,109     13,406,399
#    ACES Electronic Co., Ltd.........................................  1,266,000      1,099,121
*    Acon Holding, Inc................................................  2,183,000        584,585
     Advanced International Multitech Co., Ltd........................    444,000        591,452
# *  Advanced Optoelectronic Technology, Inc..........................    551,000        280,799
     Advancetek Enterprise Co., Ltd...................................    114,639         64,554
*    AGV Products Corp................................................  4,811,211      1,093,557

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
TAIWAN -- (Continued)
*    Airmate Cayman International Co., Ltd............................     28,000 $     28,612
     Alcor Micro Corp.................................................    472,000      225,247
     Allis Electric Co., Ltd..........................................  1,490,410      823,690
     Alpha Networks, Inc..............................................  3,166,313    2,336,614
#    Altek Corp.......................................................  3,030,365    2,341,267
#    Ambassador Hotel (The)...........................................  1,615,000    1,270,148
#    AMPOC Far-East Co., Ltd..........................................  1,248,000    1,162,312
*    AmTRAN Technology Co., Ltd.......................................  9,511,956    3,427,894
     Apacer Technology, Inc...........................................    578,210      619,806
     APCB, Inc........................................................  1,788,000    1,551,270
#    Apex International Co., Ltd......................................  2,336,263    3,327,632
     Apex Medical Corp................................................     28,000       21,793
*    Apex Science & Engineering.......................................    211,536       84,708
     Ardentec Corp....................................................  3,000,058    2,793,488
#    Asia Cement Corp................................................. 27,233,589   38,443,616
     Asia Electronic Material Co., Ltd................................    160,000       92,867
*    Asia Pacific Telecom Co., Ltd....................................  8,024,000    1,578,430
*    Asia Plastic Recycling Holding, Ltd..............................  2,450,942      476,015
     Asia Polymer Corp................................................  4,158,830    2,104,907
     Asia Tech Image, Inc.............................................     86,000      149,588
#    Asia Vital Components Co., Ltd...................................  3,574,984    4,885,090
     ASROCK, Inc......................................................     25,000       61,662
     Asustek Computer, Inc............................................  5,154,000   34,964,371
#    AU Optronics Corp., Sponsored ADR................................  7,746,364   19,365,910
#    AU Optronics Corp................................................ 51,158,812   13,043,463
     Audix Corp.......................................................    926,332    1,201,213
     Avermedia Technologies...........................................  1,899,000      670,692
     AVY Precision Technology, Inc....................................  1,148,587    1,264,900
     Bank of Kaohsiung Co., Ltd.......................................  5,580,897    1,756,596
#    BES Engineering Corp............................................. 16,413,443    4,383,914
#    Bin Chuan Enterprise Co., Ltd....................................    226,000      170,071
# *  Biostar Microtech International Corp.............................  1,830,055      678,766
     Bright Led Electronics Corp......................................    933,000      460,154
*    Cameo Communications, Inc........................................  2,447,197      648,841
     Capital Securities Corp.......................................... 24,253,158    7,323,563
     Career Technology MFG. Co., Ltd..................................  1,474,947    1,829,506
*    Carnival Industrial Corp.........................................  2,175,284      696,832
#    Casetek Holdings, Ltd............................................  2,209,933    3,989,640
     Catcher Technology Co., Ltd......................................  7,152,000   60,621,139
     Cathay Chemical Works............................................    623,000      366,462
     Cathay Financial Holding Co., Ltd................................ 80,368,000  106,379,785
#    Cathay Real Estate Development Co., Ltd..........................  7,497,694    5,392,635
     CCP Contact Probes Co., Ltd......................................      9,000       11,182
#    Celxpert Energy Corp.............................................    419,000      412,881
     Central Reinsurance Co., Ltd.....................................  1,853,366    1,118,117
     Chain Chon Industrial Co., Ltd...................................    681,000      200,903
     ChainQui Construction Development Co., Ltd.......................    981,449      779,781
*    Champion Building Materials Co., Ltd.............................  3,622,828      771,584
     Chang Hwa Commercial Bank, Ltd................................... 62,636,443   48,874,354
#    Channel Well Technology Co., Ltd.................................    457,000      377,567
#    CHC Healthcare Group.............................................    801,000    1,088,690
#    Chen Full International Co., Ltd.................................    266,000      325,483
     Cheng Loong Corp................................................. 11,030,659    6,575,720
*    Cheng Mei Materials Technology Corp..............................  2,484,000      641,527
#    Cheng Uei Precision Industry Co., Ltd............................  5,212,635    7,808,997
     Chenming Mold Industry Corp......................................    522,000      234,894
#    Chia Chang Co., Ltd..............................................  1,279,000    1,613,944
#    Chia Hsin Cement Corp............................................  5,183,191    3,235,699
#    Chien Kuo Construction Co., Ltd..................................  2,707,247      901,377

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
TAIWAN -- (Continued)
#    Chilisin Electronics Corp........................................   1,772,000 $  4,995,026
     China Airlines, Ltd..............................................  37,500,353   11,168,019
     China Bills Finance Corp.........................................   3,577,000    1,751,311
#    China Chemical & Pharmaceutical Co., Ltd.........................   2,983,264    1,874,733
     China Development Financial Holding Corp......................... 101,955,734   31,796,313
     China Electric Manufacturing Corp................................   3,958,200    1,393,566
#    China General Plastics Corp......................................   1,299,398      957,751
#    China Glaze Co., Ltd.............................................   1,388,799      574,862
*    China Life Insurance Co., Ltd....................................  20,084,245   16,552,786
     China Man-Made Fiber Corp........................................  15,504,899    4,137,729
     China Metal Products.............................................   4,190,969    4,331,057
     China Motor Corp.................................................   2,297,099    3,123,127
#    China Petrochemical Development Corp.............................  36,664,466   12,214,593
     China Steel Corp................................................. 142,004,320  109,341,157
#    China Steel Structure Co., Ltd...................................   1,014,219      816,182
     China Wire & Cable Co., Ltd......................................   1,254,600    1,095,887
     Chinese Maritime Transport, Ltd..................................   1,149,270    1,175,702
     Chin-Poon Industrial Co., Ltd....................................   3,816,815    3,867,422
     Chipbond Technology Corp.........................................   2,069,000    4,099,260
     ChipMOS Techinologies, Inc.......................................   4,450,085    4,403,642
     ChipMOS Technologies, Inc., ADR..................................      38,574      757,589
     Chong Hong Construction Co., Ltd.................................      10,000       26,916
     Chun YU Works & Co., Ltd.........................................   2,521,000    1,639,392
     Chun Yuan Steel Industry Co., Ltd................................   5,233,287    1,762,119
     Chung Hsin Electric & Machinery Manufacturing Corp...............   4,744,250    3,171,781
#    Chung Hung Steel Corp............................................  10,260,000    3,057,019
#    Chung Hwa Pulp Corp..............................................   5,428,353    1,648,031
     Chung Shing Textile Co., Ltd.....................................         600            0
     Chyang Sheng Dyeing & Finishing Co., Ltd.........................     248,000      106,319
     Clevo Co.........................................................   1,386,000    1,676,049
# *  CMC Magnetics Corp...............................................  14,422,638    5,389,853
*    CoAsia Electronics Corp..........................................     374,797      132,250
     Coland Holdings, Ltd.............................................     116,000      118,737
     Collins Co., Ltd.................................................   1,318,224      492,013
     Compal Electronics, Inc..........................................  50,683,332   30,256,303
     Compeq Manufacturing Co., Ltd....................................  10,178,000   14,238,410
     Compucase Enterprise.............................................      14,000       12,165
     Concord Securities Co., Ltd......................................   2,181,993      526,067
#    Continental Holdings Corp........................................   4,807,540    2,368,104
     Contrel Technology Co., Ltd......................................   1,203,000      641,361
#    Coretronic Corp..................................................   5,841,800    7,546,485
     Coxon Precise Industrial Co., Ltd................................   1,144,000      669,982
     Creative Sensor, Inc.............................................     529,000      365,764
     CTBC Financial Holding Co., Ltd.................................. 185,682,073  129,088,547
     CviLux Corp......................................................     116,000       98,285
     CX Technology Co., Ltd...........................................      42,162       27,587
     CyberTAN Technology, Inc.........................................     898,000      525,499
#    DA CIN Construction Co., Ltd.....................................   2,584,579    1,727,841
*    Danen Technology Corp............................................     816,000       47,440
     Darfon Electronics Corp..........................................     276,000      369,778
     Darwin Precisions Corp...........................................   4,707,635    2,565,261
     Delpha Construction Co., Ltd.....................................     835,015      441,295
     Depo Auto Parts Ind Co., Ltd.....................................     501,000    1,017,251
     Der Pao Construction Co., Ltd....................................   2,158,544            0
#    Dimerco Express Corp.............................................     188,000      151,763
     D-Link Corp......................................................   6,836,552    2,678,870
*    Dynamic Electronics Co., Ltd.....................................   3,910,324    1,982,048
     Dynapack International Technology Corp...........................   1,210,000    2,396,926
     E Ink Holdings, Inc..............................................     229,000      224,694

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- ------------
TAIWAN -- (Continued)
     E.Sun Financial Holding Co., Ltd................................. 97,334,130 $ 87,947,226
# *  Edimax Technology Co., Ltd.......................................  2,226,902      766,952
#    Edison Opto Corp.................................................  1,087,000      464,811
     Edom Technology Co., Ltd.........................................    983,046      645,161
     Elite Semiconductor Memory Technology, Inc.......................  1,277,000    1,337,162
*    Elitegroup Computer Systems Co., Ltd.............................  3,677,395    1,636,139
*    ENG Electric Co., Ltd............................................    495,997       48,128
#    EnTie Commercial Bank Co., Ltd...................................  2,494,232    1,268,097
# *  Epileds Technologies, Inc........................................    284,000      129,148
#    Epistar Corp..................................................... 12,883,869   12,523,745
#    Eson Precision Ind. Co., Ltd.....................................    930,000    1,148,172
     Eternal Materials Co., Ltd.......................................  1,800,513    1,530,619
*    E-Ton Solar Tech Co., Ltd........................................    116,543        8,216
     Eva Airways Corp................................................. 28,372,355   13,294,345
# *  Everest Textile Co., Ltd.........................................  3,998,125    1,338,953
     Evergreen International Storage & Transport Corp.................  7,248,000    3,338,695
*    Evergreen Marine Corp. Taiwan, Ltd............................... 26,258,707   10,752,307
     Everlight Chemical Industrial Corp...............................    680,950      357,727
     Everlight Electronics Co., Ltd...................................  3,503,000    3,213,632
     Excellence Opto, Inc.............................................     96,000       74,336
     Excelsior Medical Co., Ltd.......................................  1,067,726    1,875,737
     EZconn Corp......................................................    194,250      248,267
     Far Eastern Department Stores, Ltd............................... 11,632,445    9,983,962
     Far Eastern International Bank................................... 30,267,177   11,874,223
     Far Eastern New Century Corp..................................... 36,690,528   35,683,236
#    Farglory F T Z Investment Holding Co., Ltd.......................  1,431,648      996,786
     Farglory Land Development Co., Ltd...............................  3,905,264    4,963,003
# *  Federal Corp.....................................................  4,796,160    2,115,229
*    First Copper Technology Co., Ltd.................................  1,607,750      498,206
     First Financial Holding Co., Ltd................................. 89,310,283   65,486,570
     First Hotel......................................................  1,526,857      751,769
     First Insurance Co., Ltd. (The)..................................  3,095,064    1,437,528
#    First Steamship Co., Ltd.........................................  6,345,360    2,381,222
     FIT Holding Co., Ltd.............................................    185,150      128,429
#    FLEXium Interconnect, Inc........................................    200,000      718,621
     FocalTech Systems Co., Ltd.......................................    839,000      653,284
     Forest Water Environment Engineering Co., Ltd....................     44,000       78,202
     Formosa Advanced Technologies Co., Ltd...........................  2,173,000    2,414,263
     Formosa Chemicals & Fibre Corp...................................    774,000    2,249,767
#    Formosa Laboratories, Inc........................................    912,154    1,138,722
     Formosa Taffeta Co., Ltd.........................................  6,970,511    7,929,049
     Formosan Rubber Group, Inc.......................................  3,026,957    1,851,479
     Formosan Union Chemical..........................................  3,374,572    1,446,271
     Founding Construction & Development Co., Ltd.....................  2,561,418    1,362,543
     Foxconn Technology Co., Ltd......................................  8,331,142   17,816,033
#    Froch Enterprise Co., Ltd........................................  2,130,734      896,206
     FSP Technology, Inc..............................................  1,464,292    1,009,309
     Fubon Financial Holding Co., Ltd................................. 79,932,471  116,944,013
     Fullerton Technology Co., Ltd....................................  1,171,200      756,468
#    Fulltech Fiber Glass Corp........................................  5,608,216    2,547,903
     Fwusow Industry Co., Ltd.........................................  1,763,043    1,043,549
     G Shank Enterprise Co., Ltd......................................  1,594,902    1,227,673
# *  Gemtek Technology Corp...........................................  4,251,962    3,319,141
     General Interface Solution Holding, Ltd..........................    769,000    2,885,521
     Getac Technology Corp............................................    727,065    1,191,945
*    Giantplus Technology Co., Ltd....................................  3,174,100    1,467,034
     Gigabyte Technology Co., Ltd.....................................  4,662,287    7,774,945
# *  Gigastorage Corp.................................................  4,237,600    1,038,974
#    Global Brands Manufacture, Ltd...................................  3,807,951    2,145,758

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
TAIWAN -- (Continued)
     Globe Union Industrial Corp......................................   3,139,625 $  1,726,020
     Gloria Material Technology Corp..................................   5,479,116    3,418,397
*    Gold Circuit Electronics, Ltd....................................   5,926,965    2,979,436
     Goldsun Building Materials Co., Ltd..............................  13,737,261    6,209,854
     Good Will Instrument Co., Ltd....................................     191,746      169,210
#    Grand Fortune Securities Co., Ltd................................     730,000      213,097
#    Grand Ocean Retail Group, Ltd....................................   1,064,000    1,036,683
# *  Grand Pacific Petrochemical......................................  12,924,000    7,804,662
     Great China Metal Industry.......................................     967,000      753,456
     Great Wall Enterprise Co., Ltd...................................   5,278,169    6,531,817
*    Green Energy Technology, Inc.....................................   1,424,880       11,234
#    GTM Holdings Corp................................................   1,346,900    1,148,257
#    Hannstar Board Corp..............................................   4,135,547    6,058,918
#    HannStar Display Corp............................................  33,142,435    7,042,283
*    HannsTouch Solution, Inc.........................................   3,958,005    1,795,222
#    Hanpin Electron Co., Ltd.........................................     286,000      315,509
#    Harvatek Corp....................................................   1,506,553      638,902
     Hey Song Corp....................................................   2,920,500    3,046,041
     Highwealth Construction Corp.....................................   1,126,000    1,728,280
     Hiroca Holdings, Ltd.............................................     808,000    1,690,666
     Hitron Technology, Inc...........................................   1,974,098    1,196,419
     Ho Tung Chemical Corp............................................  10,823,475    2,518,049
     Hocheng Corp.....................................................   2,589,300      671,396
     Hold-Key Electric Wire & Cable Co., Ltd..........................      76,124       21,736
     Hon Hai Precision Industry Co., Ltd..............................  89,277,192  235,790,228
     Hong Pu Real Estate Development Co., Ltd.........................   2,304,655    1,683,645
     Hong TAI Electric Industrial.....................................   2,253,000      776,444
     Hong YI Fiber Industry Co........................................     870,000      517,032
*    Horizon Securities Co., Ltd......................................   3,752,000      781,094
#    Hsin Kuang Steel Co., Ltd........................................   1,071,124    1,002,771
#    Hsing TA Cement Co...............................................   1,316,614      793,144
#    HTC Corp.........................................................   5,423,000    6,551,217
*    HUA ENG Wire & Cable Co., Ltd....................................   3,731,035    1,217,596
     Hua Nan Financial Holdings Co., Ltd..............................  59,703,896   42,904,696
     Huaku Development Co., Ltd.......................................   1,482,000    4,068,251
#    Huang Hsiang Construction Corp...................................   1,135,000    1,359,497
#    Hung Ching Development & Construction Co., Ltd...................   1,370,468    1,064,892
*    Hung Sheng Construction, Ltd.....................................   5,826,670    4,008,982
     Huxen Corp.......................................................     268,281      432,125
*    Hwa Fong Rubber Industrial Co., Ltd..............................      16,000        6,275
     Hwacom Systems, Inc..............................................     333,000      171,829
     IBF Financial Holdings Co., Ltd..................................  31,816,350   11,387,178
     Ichia Technologies, Inc..........................................   2,385,260    1,381,069
*    I-Chiun Precision Industry Co., Ltd..............................   1,930,000      524,761
     IEI Integration Corp.............................................      30,200       56,088
     Infortrend Technology, Inc.......................................   1,050,000      517,493
#    Innolux Corp..................................................... 116,801,544   25,890,985
     Inpaq Technology Co., Ltd........................................     295,000      353,124
# *  Integrated Service Technology, Inc...............................     115,570      163,375
#    International CSRC Investment Holdings Co........................  10,298,166   11,081,619
     Inventec Corp....................................................  32,205,277   23,335,178
     ITE Technology, Inc..............................................   1,802,479    2,621,788
     Jarllytec Co., Ltd...............................................     709,000    1,639,092
     Jean Co., Ltd....................................................     343,000      126,472
     Jess-Link Products Co., Ltd......................................   1,084,500    1,064,266
     Jih Sun Financial Holdings Co., Ltd..............................  11,559,456    3,631,950
     Jinli Group Holdings, Ltd........................................   1,723,532      735,798
#    K Laser Technology, Inc..........................................   1,457,601    1,077,912
     Kaulin Manufacturing Co., Ltd....................................   1,220,656      613,982

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
TAIWAN -- (Continued)
     KEE TAI Properties Co., Ltd......................................  1,894,000 $   762,221
#    Kenmec Mechanical Engineering Co., Ltd...........................  1,779,000     903,305
     Kindom Development Co., Ltd......................................  4,540,000   4,736,881
     King Chou Marine Technology Co., Ltd.............................    243,100     274,263
     King Yuan Electronics Co., Ltd................................... 13,907,805  17,422,039
     King's Town Bank Co., Ltd........................................ 11,442,012  11,904,028
*    King's Town Construction Co., Ltd................................    426,380     408,843
*    Kinko Optical Co., Ltd...........................................    962,000     925,771
     Kinpo Electronics................................................ 18,495,375   6,825,570
#    Kinsus Interconnect Technology Corp..............................  2,969,000   4,690,008
     KNH Enterprise Co., Ltd..........................................  1,230,078     424,540
     KS Terminals, Inc................................................     12,000      20,139
# *  Kung Sing Engineering Corp.......................................  2,961,000     794,073
     Kuo Toong International Co., Ltd.................................  1,303,808     813,378
     Kuoyang Construction Co., Ltd....................................  4,801,811   2,340,692
     Kwong Fong Industries Corp.......................................    772,649     350,123
     Kwong Lung Enterprise Co., Ltd...................................    153,000     224,553
#    KYE Systems Corp.................................................  2,191,909     577,581
     L&K Engineering Co., Ltd.........................................  1,964,000   1,631,610
*    LAN FA Textile...................................................  2,335,713     526,724
     Leader Electronics, Inc..........................................  1,473,056     352,807
#    Lealea Enterprise Co., Ltd.......................................  8,759,941   2,701,817
     LEE CHI Enterprises Co., Ltd.....................................  2,014,900     611,464
*    Leofoo Development Co., Ltd......................................  2,657,908     777,102
*    LES Enphants Co., Ltd............................................    778,000     182,731
#    Lextar Electronics Corp..........................................  3,599,000   2,105,259
     Li Peng Enterprise Co., Ltd......................................  6,343,381   1,456,705
     Lida Holdings, Ltd...............................................    316,680     417,658
     Lien Hwa Industrial Holdings Corp................................  6,356,768   7,243,527
     Lingsen Precision Industries, Ltd................................  4,623,480   1,395,465
     Lite-On Semiconductor Corp.......................................  2,650,729   3,638,512
     Lite-On Technology Corp.......................................... 25,616,738  42,211,838
     Long Bon International Co., Ltd..................................  1,616,100     859,557
     Long Da Construction & Development Corp..........................    109,000      55,446
#    Longchen Paper & Packaging Co., Ltd..............................  7,892,448   3,505,013
*    Lucky Cement Corp................................................  2,006,000     528,296
#    Macronix International........................................... 20,399,605  20,708,555
     Materials Analysis Technology, Inc...............................     57,000     137,763
     Mayer Steel Pipe Corp............................................  1,879,456     907,146
     Maywufa Co., Ltd.................................................    252,070     109,731
     Mega Financial Holding Co., Ltd.................................. 81,559,796  80,048,977
     Mercuries & Associates Holding, Ltd..............................  3,571,514   2,275,855
*    Mercuries Life Insurance Co., Ltd................................ 11,965,999   4,224,815
# *  MIN AIK Technology Co., Ltd......................................  1,410,600     624,545
     Mitac Holdings Corp..............................................  9,676,859   8,504,332
*    Motech Industries, Inc...........................................  3,042,658     950,084
     MPI Corp.........................................................    378,000     767,295
     Nan Ren Lake Leisure Amusement Co., Ltd..........................  1,652,000     708,591
     Nan Ya Printed Circuit Board Corp................................  2,477,000   4,485,664
     Nanya Technology Corp............................................ 13,429,000  30,716,211
*    New Asia Construction & Development Corp.........................  1,737,304     348,761
     New Era Electronics Co., Ltd.....................................    168,000     109,061
     Nien Hsing Textile Co., Ltd......................................  1,433,061   1,058,539
#    Nishoku Technology, Inc..........................................    264,000     440,919
*    O-Bank Co., Ltd..................................................  1,387,000     350,090
*    Ocean Plastics Co., Ltd..........................................    134,000     167,943
     OptoTech Corp....................................................  2,609,828   2,209,394
*    Orient Semiconductor Electronics, Ltd............................  1,705,670     917,719
     Oriental Union Chemical Corp.....................................    140,000     101,114

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
TAIWAN -- (Continued)
#    Pacific Construction Co..........................................  2,487,452 $   952,415
     Pan Jit International, Inc.......................................  1,241,100   1,168,588
     Pan-International Industrial Corp................................  5,891,444   4,538,663
# *  Paragon Technologies Co., Ltd....................................    713,191     526,874
#    Pegatron Corp.................................................... 27,849,998  54,078,355
*    Phihong Technology Co., Ltd......................................  3,274,882     939,504
     Plastron Precision Co., Ltd......................................     38,156      23,104
#    Plotech Co., Ltd.................................................    673,000     476,643
     Pou Chen Corp.................................................... 24,031,550  32,128,599
     President Securities Corp........................................ 11,420,324   4,950,335
     Prince Housing & Development Corp................................  7,976,018   2,947,972
     Prodisc Technology, Inc..........................................  6,185,157           0
     Promate Electronic Co., Ltd......................................    157,000     175,006
*    Promise Technology, Inc..........................................    813,000     184,342
     Qisda Corp....................................................... 20,262,171  15,194,253
     Qualipoly Chemical Corp..........................................    290,593     259,640
#    Quintain Steel Co., Ltd..........................................  2,109,473     445,611
     Radiant Opto-Electronics Corp....................................    939,000   3,728,090
     Radium Life Tech Co., Ltd........................................  9,287,226   3,705,432
     Rich Development Co., Ltd........................................  6,843,054   2,448,571
*    Ritek Corp....................................................... 14,440,095   3,840,118
# *  Rotam Global Agrosciences, Ltd...................................    371,693     205,664
     Ruentex Development Co., Ltd.....................................  4,515,320   6,886,915
     Ruentex Industries, Ltd..........................................  2,556,600   6,138,513
     Sampo Corp.......................................................  3,351,340   2,181,256
     San Fang Chemical Industry Co., Ltd..............................     23,000      18,174
#    San Far Property, Ltd............................................  1,818,876   1,395,570
     Sanyang Motor Co., Ltd...........................................  2,687,624   1,927,819
#    Sesoda Corp......................................................  1,787,098   1,486,831
     Shan-Loong Transportation Co., Ltd...............................    563,000     546,630
     Sharehope Medicine Co., Ltd......................................    112,770     107,565
     Sheng Yu Steel Co., Ltd..........................................  1,307,000     860,528
     ShenMao Technology, Inc..........................................    905,000     675,242
#    Shih Her Technologies, Inc.......................................    411,000     546,051
*    Shih Wei Navigation Co., Ltd.....................................  2,342,577     662,563
#    Shihlin Electric & Engineering Corp..............................  4,326,000   6,426,393
#    Shin Kong Financial Holding Co., Ltd............................. 80,011,998  25,276,390
     Shin Zu Shing Co., Ltd...........................................  1,704,000   6,757,705
*    Shining Building Business Co., Ltd...............................  1,381,368     539,387
#    Shinkong Insurance Co., Ltd......................................  2,675,412   3,356,363
     Shinkong Synthetic Fibers Corp................................... 16,945,754   6,214,294
*    Shuttle, Inc.....................................................  3,906,015   1,510,163
     Sigurd Microelectronics Corp.....................................  5,072,047   6,181,880
# *  Silicon Integrated Systems Corp..................................  4,916,808   1,311,483
     Silitech Technology Corp.........................................    237,878     185,129
     Sincere Navigation Corp..........................................  3,828,242   2,089,663
     Sinher Technology, Inc...........................................    273,000     376,923
     Sinon Corp.......................................................  5,544,877   3,433,415
     SinoPac Financial Holdings Co., Ltd.............................. 86,180,595  35,368,886
     Sinphar Pharmaceutical Co., Ltd..................................    140,000      89,157
     Sirtec International Co., Ltd....................................    672,200     674,139
     Siward Crystal Technology Co., Ltd...............................  2,134,875   1,399,877
*    Solar Applied Materials Technology Co............................  1,734,919   1,306,173
     Solomon Technology Corp..........................................    539,000     361,883
     Solteam, Inc.....................................................     39,390      37,286
     Southeast Cement Co., Ltd........................................  2,571,700   1,445,502
#    Spirox Corp......................................................    475,563     407,486
*    Sunko INK Co., Ltd...............................................     76,000      21,585
     Sunplus Technology Co., Ltd......................................  5,914,620   2,687,449

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES     VALUE>>
                                                                       ---------- -----------
TAIWAN -- (Continued)
#    Sunrex Technology Corp...........................................  1,563,108 $ 1,902,385
#    Sunspring Metal Corp.............................................    680,000     638,339
     Supreme Electronics Co., Ltd.....................................  4,447,441   4,236,624
     Sweeten Real Estate Development Co., Ltd.........................  1,430,217   1,070,732
     Synnex Technology International Corp.............................  7,477,550   8,918,732
     Systex Corp......................................................    299,801     728,989
     T3EX Global Holdings Corp........................................    328,499     251,981
#    Ta Ya Electric Wire & Cable......................................  6,966,262   2,436,115
     Tah Hsin Industrial Corp.........................................  1,252,900   1,469,187
     TAI Roun Products Co., Ltd.......................................     63,000      20,698
#    TA-I Technology Co., Ltd.........................................    133,500     176,902
# *  Tai Tung Communication Co., Ltd..................................    516,000     268,033
     Taichung Commercial Bank Co., Ltd................................ 29,500,492  11,395,709
     Taiflex Scientific Co., Ltd......................................  2,369,960   3,331,417
#    Tainan Enterprises Co., Ltd......................................  1,145,183     902,493
     Tainan Spinning Co., Ltd......................................... 14,836,485   5,453,145
*    Tainergy Tech Co., Ltd...........................................  1,981,000     374,605
     Tai-Saw Technology Co., Ltd......................................    158,000     111,291
     Taishin Financial Holding Co., Ltd............................... 83,919,718  38,973,144
     Taisun Enterprise Co., Ltd.......................................  1,240,423     865,606
     Taita Chemical Co., Ltd..........................................  2,701,581   1,004,446
     Taiwan Business Bank............................................. 45,025,402  18,980,833
#    Taiwan Cement Corp............................................... 66,265,095  87,976,396
#    Taiwan Chinsan Electronic Industrial Co., Ltd....................    320,000     363,397
     Taiwan Cogeneration Corp.........................................  1,357,333   1,305,880
     Taiwan Cooperative Financial Holding Co., Ltd.................... 67,847,886  46,679,067
#    Taiwan Fertilizer Co., Ltd.......................................  5,932,000   9,441,886
     Taiwan Fire & Marine Insurance Co., Ltd..........................  1,545,000   1,042,395
#    Taiwan FU Hsing Industrial Co., Ltd..............................    667,000     955,723
     Taiwan Glass Industry Corp....................................... 13,995,982   5,333,114
     Taiwan Hon Chuan Enterprise Co., Ltd.............................  1,347,932   2,429,713
     Taiwan Hopax Chemicals Manufacturing Co., Ltd....................  1,732,000   1,099,383
     Taiwan Kolin Co., Ltd............................................  5,797,000           0
*    Taiwan Land Development Corp.....................................  7,909,322   2,244,540
     Taiwan Navigation Co., Ltd.......................................  2,031,000   1,228,657
     Taiwan PCB Techvest Co., Ltd.....................................  3,803,946   4,564,739
     Taiwan Pulp & Paper Corp.........................................  2,724,660   1,793,201
     Taiwan Shin Kong Security Co., Ltd...............................     39,000      48,113
#    Taiwan Surface Mounting Technology Corp..........................  2,849,991   9,317,213
#    Taiwan TEA Corp..................................................  8,520,092   4,753,523
#    Taiyen Biotech Co., Ltd..........................................  1,027,217   1,083,235
# *  Tatung Co., Ltd..................................................  3,715,000   2,232,792
     Te Chang Construction Co., Ltd...................................     80,260      78,600
#    Teco Electric and Machinery Co., Ltd............................. 14,533,725  12,887,135
     Tera Autotech Corp...............................................     23,000      19,991
     Test-Rite International Co., Ltd.................................  1,514,266   1,079,926
*    Tex-Ray Industrial Co., Ltd......................................    413,000     114,878
     Thye Ming Industrial Co., Ltd....................................     26,000      27,270
     Ton Yi Industrial Corp...........................................  3,857,600   1,540,691
     Tong Yang Industry Co., Ltd......................................  2,409,000   3,761,077
     Tong-Tai Machine & Tool Co., Ltd.................................  2,533,447   1,434,179
     Topco Technologies Corp..........................................      6,000      13,578
#    Topoint Technology Co., Ltd......................................  1,766,459   1,303,047
*    TPK Holding Co., Ltd.............................................  4,345,000   9,453,179
     Tripod Technology Corp...........................................  2,734,000  10,566,429
     Tsann Kuen Enterprise Co., Ltd...................................    215,000     122,171
*    TSEC Corp........................................................  1,323,036     361,620
     TSRC Corp........................................................    183,000     145,856
     Tung Ho Steel Enterprise Corp.................................... 11,412,274   8,091,146

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- -----------
TAIWAN -- (Continued)
     TXC Corp.........................................................   1,824,000 $ 2,234,997
     TYC Brother Industrial Co., Ltd..................................   1,656,723   1,632,758
# *  Tycoons Group Enterprise.........................................   5,205,337     988,343
     Tyntek Corp......................................................   2,234,097   1,081,741
     UDE Corp.........................................................     381,000     325,974
     U-Ming Marine Transport Corp.....................................   2,945,000   3,263,993
     Unimicron Technology Corp........................................  14,267,363  21,923,032
*    Union Bank Of Taiwan.............................................  13,994,959   4,900,101
     Unitech Computer Co., Ltd........................................   1,024,739     743,886
#    Unitech Printed Circuit Board Corp...............................   6,750,466   7,341,159
     United Microelectronics Corp..................................... 163,058,681  75,091,821
*    United Renewable Energy Co., Ltd.................................  16,813,450   4,548,236
# *  Unity Opto Technology Co., Ltd...................................   2,993,000     664,683
     Univacco Technology, Inc.........................................      46,000      37,874
#    Universal Cement Corp............................................   5,543,583   3,423,402
*    Unizyx Holding Corp..............................................   1,586,000   1,062,563
     UPC Technology Corp..............................................  11,580,598   3,911,929
     USI Corp.........................................................   8,395,827   3,691,311
*    Usun Technology Co., Ltd.........................................     160,100     131,866
     Ve Wong Corp.....................................................   1,520,806   1,343,139
     Victory New Materials, Ltd. Co...................................   1,325,687     691,427
     Waffer Technology Corp...........................................      69,000      30,678
     Wah Hong Industrial Corp.........................................     531,516     427,052
     Wah Lee Industrial Corp..........................................   2,059,000   3,650,709
     Walsin Lihwa Corp................................................  26,343,412  12,882,941
     Walton Advanced Engineering, Inc.................................   3,652,853   1,107,155
     Wan Hai Lines, Ltd...............................................   7,914,000   4,707,685
     Wei Mon Industry Co., Ltd........................................   3,885,691           0
     Weikeng Industrial Co., Ltd......................................   2,856,490   1,688,258
#    Well Shin Technology Co., Ltd....................................     973,080   1,592,450
*    Wha Yu Industrial Co., Ltd.......................................     302,000     178,275
     Winbond Electronics Corp.........................................  42,960,572  24,183,210
     Winstek Semiconductor Co., Ltd...................................     247,000     217,543
     Wintek Corp......................................................  20,783,484     234,254
     Wisdom Marine Lines Co., Ltd.....................................   3,717,953   3,734,354
     Wistron Corp.....................................................  40,527,343  37,155,469
     WPG Holdings, Ltd................................................  10,522,284  13,339,460
     WT Microelectronics Co., Ltd.....................................   7,665,751   8,757,011
     WUS Printed Circuit Co., Ltd.....................................   2,238,965   2,856,349
*    Yang Ming Marine Transport Corp..................................  11,862,759   2,951,604
     YC INOX Co., Ltd.................................................   4,165,833   3,576,681
     YCC Parts Manufacturing Co., Ltd.................................      10,000      14,749
     Yea Shin International Development Co., Ltd......................   1,334,825     742,143
#    Yem Chio Co., Ltd................................................   5,119,371   1,968,778
# *  Yeong Guan Energy Technology Group Co., Ltd......................     931,000   1,988,418
     YFC-Boneagle Electric Co., Ltd...................................      34,000      30,283
     YFY, Inc.........................................................  18,263,847   7,174,059
#    Yi Jinn Industrial Co., Ltd......................................   2,557,142   1,197,066
     Yieh Phui Enterprise Co., Ltd....................................  13,731,265   4,113,218
     Young Fast Optoelectronics Co., Ltd..............................   1,156,000     736,783
#    Youngtek Electronics Corp........................................   1,201,047   1,612,391
     Yuanta Financial Holding Co., Ltd................................ 127,911,918  79,941,098
#    Yulon Motor Co., Ltd.............................................  12,242,572   7,873,363
     Yung Chi Paint & Varnish Manufacturing Co., Ltd..................     220,687     518,527
     Yungshin Construction & Development Co., Ltd.....................      47,000      51,234
#    Zenitron Corp....................................................   2,397,000   1,664,948
     Zero One Technology Co., Ltd.....................................     638,000     653,824
     Zhen Ding Technology Holding, Ltd................................   4,049,000  19,145,268
#    Zig Sheng Industrial Co., Ltd....................................   5,477,352   1,454,714

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
TAIWAN -- (Continued)
#   Zinwell Corp.....................................................    742,000 $      545,544
#   ZongTai Real Estate Development Co., Ltd.........................  1,720,159      1,516,789
                                                                                 --------------
TOTAL TAIWAN.........................................................             3,059,953,649
                                                                                 --------------
THAILAND -- (3.2%)
    AAPICO Hitech PCL................................................    226,500        111,769
    AAPICO Hitech PCL................................................    816,861        403,088
    AJ Plast PCL.....................................................  1,465,000        397,847
    Ananda Development PCL...........................................  5,845,600        561,425
    AP Thailand PCL.................................................. 19,663,630      4,298,061
    Asia Aviation PCL................................................  6,854,200        581,115
    Asia Aviation PCL................................................    405,600         34,388
    Asia Plus Group Holdings PCL.....................................  6,013,200        356,471
    Asian Seafoods Coldstorage PCL, Class F..........................    144,200         23,783
    Bangchak Corp. PCL...............................................  6,087,800      4,979,919
    Bangkok Airways PCL..............................................  4,451,200      1,127,726
    Bangkok Bank PCL.................................................  2,936,253     16,920,286
    Bangkok Insurance PCL............................................    214,228      2,188,751
    Bangkok Land PCL................................................. 91,363,596      4,145,326
    Bangkok Life Assurance PCL.......................................  1,033,800        636,817
    Bangkok Ranch PCL................................................  3,615,300        292,145
    Bank of Ayudhya PCL..............................................    110,200        115,875
    Banpu PCL........................................................ 36,530,050     14,033,733
    Better World Green PCL...........................................  6,069,900        102,522
    Cal-Comp Electronics Thailand PCL, Class F....................... 23,408,714      1,248,155
    Charoen Pokphand Foods PCL....................................... 28,333,500     23,693,356
    Charoong Thai Wire & Cable PCL, Class F..........................  1,135,900        191,856
    Esso Thailand PCL................................................ 14,109,000      3,434,382
    GFPT PCL.........................................................  3,918,600      1,790,915
    Haad Thip PCL....................................................     14,900         11,794
    Hana Microelectronics PCL........................................  5,548,300      4,685,599
    ICC International PCL............................................  2,464,100      3,264,249
    Ichitan Group PCL................................................    933,800        208,748
    Indorama Ventures PCL............................................    305,700        283,477
    IRPC PCL......................................................... 96,389,600     10,853,606
    Italian-Thai Development PCL..................................... 22,633,100      1,244,277
    Kasikornbank PCL................................................. 12,197,801     56,151,493
    KGI Securities Thailand PCL......................................  6,805,400        987,172
    Khon Kaen Sugar Industry PCL.....................................  9,762,107        630,439
    Kiatnakin Bank PCL...............................................  2,807,300      6,089,689
    Krung Thai Bank PCL.............................................. 34,881,900     19,176,670
    Lalin Property PCL...............................................    204,200         33,408
    LH Financial Group PCL........................................... 18,156,146        757,634
    LPN Development PCL.............................................. 12,394,902      1,929,327
*   MCOT PCL.........................................................    732,000        261,818
    Millcon Steel PCL................................................  5,225,313        138,442
    Nawarat Patanakarn PCL...........................................  1,191,200         20,120
*   Padaeng Industry PCL.............................................    409,300        100,986
    Polyplex Thailand PCL............................................  3,779,625      1,714,882
*   Precious Shipping PCL............................................  9,688,850      2,711,402
    Property Perfect PCL............................................. 36,921,700        965,993
    Pruksa Holding PCL...............................................  6,408,500      3,353,347
    PTT Exploration & Production PCL................................. 10,598,100     42,294,123
    PTT Global Chemical PCL.......................................... 22,513,941     38,026,527
    PTT PCL.......................................................... 97,369,100    145,916,601
    Quality Houses PCL............................................... 38,020,797      3,273,856
*   Regional Container Lines PCL.....................................  3,605,800        453,785
    Rojana Industrial Park PCL.......................................  9,770,573      1,957,674
    Saha Pathana Inter-Holding PCL...................................  2,570,300      5,447,895

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES      VALUE>>
                                                                       ----------- ------------
THAILAND -- (Continued)
     Saha Pathanapibul PCL............................................   1,538,433 $  3,056,996
*    Sahakol Equipment PCL............................................   1,782,300      120,414
     Saha-Union PCL...................................................   2,327,300    3,275,716
     Sahaviriya Steel Industries PCL..................................  90,527,440       28,182
     Samart Telcoms PCL...............................................     113,900       32,629
     Sansiri PCL......................................................  38,047,366    1,436,463
     SC Asset Corp. PCL...............................................  21,394,553    1,629,656
*    SCG Ceramics PCL.................................................     456,028       23,862
     Sena Development PCL.............................................   1,331,366      138,450
     Siam Commercial Bank PCL (The)...................................  10,675,100   39,773,100
     Siam Future Development PCL......................................   6,946,495    1,276,802
     Somboon Advance Technology PCL...................................   2,156,600    1,128,474
     Sri Trang Agro-Industry PCL......................................   9,735,940    3,353,329
     Srithai Superware PCL............................................  15,076,100      379,461
     Star Petroleum Refining PCL......................................  18,010,800    5,308,697
     STP & I PCL......................................................   4,464,500      872,348
     Supalai PCL......................................................   8,635,700    4,633,162
*    Super Energy Corp. PCL........................................... 110,523,200    2,196,189
     Susco PCL........................................................     126,100       11,610
     SVI PCL..........................................................   4,442,700      667,987
     Syntec Construction PCL..........................................   5,229,800      292,709
*    Tata Steel Thailand PCL..........................................  36,636,200      606,660
*    Thai Airways International PCL...................................   8,027,411    1,967,307
     Thai Oil PCL.....................................................   8,272,500   18,766,890
     Thai Rayon PCL...................................................      58,700       59,050
     Thai Stanley Electric PCL........................................      44,800      233,681
     Thai Stanley Electric PCL, Class F...............................     174,600      910,730
     Thai Wacoal PCL..................................................      85,000      131,603
*    Thaicom PCL......................................................   4,450,700      651,502
     Thanachart Capital PCL...........................................   3,732,600    6,551,674
     Thitikorn PCL....................................................   1,843,900      567,918
     Thoresen Thai Agencies PCL.......................................   6,672,278      976,700
     TMB Bank PCL.....................................................  94,954,800    4,528,396
     TPI Polene PCL...................................................  50,325,540    2,216,690
     True Corp. PCL................................................... 106,194,000   17,584,699
     Unique Engineering & Construction PCL............................     173,000       50,419
     Univentures PCL..................................................   6,812,200    1,218,277
     Vinythai PCL.....................................................   2,655,217    2,057,694
                                                                                   ------------
TOTAL THAILAND........................................................              563,330,870
                                                                                   ------------
TURKEY -- (0.8%)
# *  Akbank Turk A.S..................................................  16,045,309   19,385,380
*    Albaraka Turk Katilim Bankasi A.S................................   4,329,886      922,765
#    Anadolu Anonim Turk Sigorta Sirketi..............................   2,740,994    2,004,499
     Anadolu Cam Sanayii A.S..........................................   2,130,584    1,248,401
     Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................     323,597    1,088,688
*    Bagfas Bandirma Gubre Fabrikalari A.S............................     375,466      852,739
# *  Bera Holding A.S.................................................   1,033,520      505,581
#    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................     377,437      585,250
# *  Cimsa Cimento Sanayi VE Ticaret A.S..............................     532,726      740,494
#    Dogan Sirketler Grubu Holding A.S................................  11,546,424    3,492,399
     EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
       Ticaret A.S....................................................   1,739,452      912,142
#    Enka Insaat ve Sanayi A.S........................................   4,056,583    4,095,599
# *  Gozde Girisim Sermayesi Yatirim Ortakligi A.S....................   1,934,165    1,194,160
*    GSD Holding AS...................................................   2,492,028      409,318
*    Ihlas Holding A.S................................................   3,304,402      335,229
     Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A.....     467,520      174,898
#    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.....   9,790,139    3,693,752
# *  Pegasus Hava Tasimaciligi A.S....................................     395,071    4,562,188

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                         SHARES       VALUE>>
                                                                       ---------- ---------------
TURKEY -- (Continued)
     Raks Elektronik Sanayi ve Ticaret A.S............................      5,859 $             0
     Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S...............    252,123         162,687
# *  Sekerbank Turk AS................................................  1,352,044         238,638
     Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  1,699,631       1,732,779
#    Trakya Cam Sanayii A.S...........................................  5,393,028       2,769,579
# *  Turk Hava Yollari AO.............................................  7,196,046      14,644,592
# *  Turkiye Garanti Bankasi A.S...................................... 19,644,405      31,575,720
# *  Turkiye Halk Bankasi A.S.........................................  3,642,964       3,336,475
# *  Turkiye Is Bankasi A.S., Class C................................. 10,923,389      11,068,812
# *  Turkiye Sinai Kalkinma Bankasi A.S............................... 17,860,449       2,809,991
     Turkiye Sise ve Cam Fabrikalari A.S..............................  3,449,257       2,618,331
# *  Turkiye Vakiflar Bankasi TAO, Class D............................  7,200,182       5,460,450
# *  Yapi ve Kredi Bankasi A.S........................................ 28,333,679      11,287,987
                                                                                  ---------------
TOTAL TURKEY..........................................................                133,909,523
                                                                                  ---------------
UNITED KINGDOM -- (0.0%)
     Rhi Magnesita NV.................................................      6,726         303,132
                                                                                  ---------------
TOTAL COMMON STOCKS...................................................             16,955,884,037
                                                                                  ---------------
PREFERRED STOCKS -- (1.5%)
BRAZIL -- (1.4%)
     Banco ABC Brasil S.A.............................................  1,177,798       5,297,962
     Banco Bradesco SA................................................    674,665       5,916,461
     Banco do Estado do Rio Grande do Sul SA, Class B.................  2,618,568      14,599,472
     Banco Pan SA.....................................................  1,756,692       3,968,490
     Cia Brasileira de Distribuicao...................................    806,458      16,688,181
     Cia Ferro Ligas da Bahia--FERBASA................................    702,634       3,178,103
     Eucatex SA Industria e Comercio..................................    256,928         288,287
     Gerdau SA........................................................    494,320       1,655,334
     Grazziotin SA....................................................      6,400          37,964
     Marcopolo SA.....................................................  4,475,400       4,050,792
     Petroleo Brasileiro SA........................................... 25,544,003     193,562,461
     Randon SA Implementos e Participacoes............................  1,013,849       2,616,466
     Schulz SA........................................................    103,880         227,938
     Unipar Carbocloro SA.............................................    519,175       3,755,456
     Usinas Siderurgicas de Minas Gerais SA, Class A..................    658,384       1,191,838
                                                                                  ---------------
TOTAL BRAZIL..........................................................                257,035,205
                                                                                  ---------------
COLOMBIA -- (0.1%)
     Avianca Holdings SA..............................................  1,653,949         915,055
     Grupo Argos SA...................................................    374,078       1,545,008
     Grupo de Inversiones Suramericana SA.............................  1,030,116       9,441,714
                                                                                  ---------------
TOTAL COLOMBIA........................................................                 11,901,777
                                                                                  ---------------
SOUTH KOREA -- (0.0%)
*    CJ Corp..........................................................     14,663         767,525
                                                                                  ---------------
TOTAL PREFERRED STOCKS................................................                269,704,507
                                                                                  ---------------
RIGHTS/WARRANTS -- (0.0%)
CHINA -- (0.0%)
*    Legend Holdings Corp. Rights 05/23/19............................     65,061               0
                                                                                  ---------------
INDONESIA -- (0.0%)
*    Medco Energi Internasional Tbk PT Warrants 12/11/20..............  9,401,598          89,750
                                                                                  ---------------

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED


                                                                           SHARES       VALUE>>
                                                                         ---------- ---------------
TAIWAN -- (0.0%)
*      Cathay Financial Holding Co. Rights 11/25/19.....................  2,828,459 $       492,464
*      Kung Sing Engineering Corp. Rights 11/21/19......................    681,615          37,170
*      Sigurd Microelectronics Corp. Rights 11/12/19....................    162,185          56,742
                                                                                    ---------------
TOTAL TAIWAN............................................................                    586,376
                                                                                    ---------------
THAILAND -- (0.0%)
*      Property Perfect Rights 09/30/19.................................  4,357,962               0
*      TMB Bank PCL Rights 11/26/19..................................... 76,250,109         101,010
                                                                                    ---------------
TOTAL THAILAND..........................................................                    101,010
                                                                                    ---------------
TOTAL RIGHTS/WARRANTS...................................................                    777,136
                                                                                    ---------------
TOTAL INVESTMENT SECURITIES
  (Cost $16,469,656,676)................................................             17,226,365,680
                                                                                    ---------------

                                                                                        VALUE+
                                                                                    ---------------
SECURITIES LENDING COLLATERAL -- (2.3%)
@ (S)  The DFA Short Term Investment Fund............................... 34,421,395     398,289,960
                                                                                    ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $16,867,888,263)................................................            $17,624,655,640
                                                                                    ===============

ADR    American Depositary Receipt.
GDR    Global Depositary Receipt.
P.L.C. Public Limited Company.
SA     Special Assessment.

>> Securities that have generally been fair value factored. See Note B to Financial Statements.
*      Non-Income Producing Securities.
#      Total or Partial Securities on Loan.
+      See Note B to Financial Statements.
@      Security purchased with cash proceeds from Securities on Loan.
(S)    Affiliated Fund.

As of October 31, 2019, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

                                               NUMBER                                            UNREALIZED
                                                 OF     EXPIRATION                              APPRECIATION
DESCRIPTION                                   CONTRACTS    DATE    NOTIONAL VALUE MARKET VALUE (DEPRECIATION)
-----------                                   --------- ---------- -------------- ------------ --------------
LONG POSITION CONTRACTS:
MSCI Emerging Markets Index(R)...............    650     12/20/19   $ 32,510,222  $ 33,845,500   $1,335,278
S&P 500(R) Emini Index.......................    730     12/20/19    108,833,750   110,806,700    1,972,950
                                                                    ------------  ------------   ----------
TOTAL FUTURES CONTRACTS......................                       $141,343,972  $144,652,200   $3,308,228
                                                                    ============  ============   ==========

Summary of the Fund's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation
Note):

                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                 LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                                              -------------- -------------- ------- --------------
Common Stocks
   Brazil.................................... $1,398,297,795             --   --    $1,398,297,795
   Chile.....................................     67,841,690 $  146,834,126   --       214,675,816
   China.....................................    254,479,847  2,700,408,638   --     2,954,888,485
   Colombia..................................     36,093,948             --   --        36,093,948
   Czech Republic............................             --     37,566,643   --        37,566,643
   Greece....................................             --     37,109,697   --        37,109,697

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------------
                                                 LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                                              -------------- --------------- ------- ---------------
   Hungary...................................             -- $    45,306,074   --    $    45,306,074
   India..................................... $  120,593,281   2,197,980,568   --      2,318,573,849
   Indonesia.................................        476,278     464,571,873   --        465,048,151
   Malaysia..................................         13,374     476,952,592   --        476,965,966
   Mexico....................................    512,350,583              --   --        512,350,583
   Philippines...............................             --     218,609,976   --        218,609,976
   Poland....................................             --     213,424,549   --        213,424,549
   Russia....................................     28,824,510     397,289,385   --        426,113,895
   South Africa..............................    199,172,597     945,237,081   --      1,144,409,678
   South Korea...............................    254,194,042   2,431,732,517   --      2,685,926,559
   Spain.....................................     13,025,199              --   --         13,025,199
   Taiwan....................................     20,123,499   3,039,830,150   --      3,059,953,649
   Thailand..................................    563,302,688          28,182   --        563,330,870
   Turkey....................................             --     133,909,523   --        133,909,523
   United Kingdom............................             --         303,132   --            303,132
Preferred Stocks
   Brazil....................................    257,035,205              --   --        257,035,205
   Colombia..................................     11,901,777              --   --         11,901,777
   South Korea...............................        767,525              --   --            767,525
Rights/Warrants
   Indonesia.................................             --          89,750   --             89,750
   Taiwan....................................             --         586,376   --            586,376
   Thailand..................................             --         101,010   --            101,010
Securities Lending Collateral................             --     398,289,960   --        398,289,960
Futures Contracts**..........................      3,308,228              --   --          3,308,228
                                              -------------- ---------------   --    ---------------
TOTAL........................................ $3,741,802,066 $13,886,161,802   --    $17,627,963,868
                                              ============== ===============   ==    ===============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMON STOCKS -- (96.5%)
COMMUNICATION SERVICES -- (8.0%)
    A.H. Belo Corp., Class A.........................................   1,763 $     6,347
    Activision Blizzard, Inc.........................................  22,762   1,275,355
*   Alaska Communications Systems Group, Inc.........................   2,160       3,542
*   Alphabet, Inc., Class A..........................................   4,983   6,272,600
*   Alphabet, Inc., Class C..........................................   5,216   6,572,734
*   Altice USA, Inc., Class A........................................  35,276   1,091,792
#   AMC Entertainment Holdings, Inc., Class A........................   8,224      77,059
*   AMC Networks, Inc., Class A......................................   5,887     256,379
#*  ANGI Homeservices, Inc., Class A.................................   3,777      25,872
    Anterix, Inc.....................................................   1,929      78,240
    AT&T, Inc........................................................ 342,304  13,175,281
    ATN International, Inc...........................................   2,682     158,855
*   Ballantyne Strong, Inc...........................................     900       2,619
*   Boingo Wireless, Inc.............................................   6,938      65,703
    Cable One, Inc...................................................     630     834,983
*   Care.com, Inc....................................................   2,861      33,417
#*  Cargurus, Inc....................................................   1,568      52,669
#*  Cars.com, Inc....................................................  10,644     120,384
    CBS Corp., Class A...............................................     234       9,348
    CBS Corp., Class B...............................................  29,598   1,066,712
*   Central European Media Enterprises, Ltd., Class A................   1,891       8,481
    CenturyLink, Inc.................................................  85,859   1,111,015
*   Charter Communications, Inc., Class A............................   7,207   3,371,867
#*  Cincinnati Bell, Inc.............................................   8,716      44,539
#   Cinemark Holdings, Inc...........................................  16,489     603,497
*   Clear Channel Outdoor Holdings, Inc..............................   5,653      13,172
    Cogent Communications Holdings, Inc..............................   4,641     272,148
    Comcast Corp., Class A........................................... 228,530  10,242,715
#*  comScore, Inc....................................................   8,429      19,471
#   Consolidated Communications Holdings, Inc........................  14,555      58,220
*   Cumulus Media, Inc., Class A.....................................     633       8,666
*   DHI Group, Inc...................................................   3,750      13,575
#*  Discovery, Inc., Class A.........................................  10,265     276,693
*   Discovery, Inc., Class C.........................................  24,228     611,515
*   DISH Network Corp., Class A......................................  17,599     605,054
*   Electronic Arts, Inc.............................................  11,947   1,151,691
    Emerald Expositions Events, Inc..................................   8,308      80,754
#   Entercom Communications Corp., Class A...........................  22,559      78,505
    Entravision Communications Corp., Class A........................   9,735      27,647
    EW Scripps Co. (The), Class A....................................   9,868     132,577
*   Facebook, Inc., Class A..........................................  63,263  12,124,354
#*  Fluent, Inc......................................................   6,199      14,444
    Fox Corp., Class A...............................................  19,936     638,749
*   Fox Corp., Class B...............................................   9,501     296,811
#*  Frontier Communications Corp.....................................   3,122       2,841
#*  Gaia, Inc........................................................   1,300       9,009
#   Gannett Co., Inc.................................................  18,477     200,475
*   GCI Liberty, Inc., Class A.......................................  11,506     805,190
#*  Glu Mobile, Inc..................................................   5,578      33,078
*   Gray Television, Inc.............................................  14,857     243,803
*   Hemisphere Media Group, Inc......................................   1,613      20,824
*   IAC/InterActiveCorp..............................................   1,437     326,558
*   IMAX Corp........................................................   8,607     183,759
#*  Intelsat SA......................................................  14,547     369,348
    Interpublic Group of Cos., Inc. (The)............................  45,459     988,733
*   Iridium Communications, Inc......................................  14,903     364,676

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
COMMUNICATION SERVICES -- (Continued)
    John Wiley & Sons, Inc., Class A.................................  7,363 $  339,213
    John Wiley & Sons, Inc., Class B.................................    312     14,393
*   Lee Enterprises, Inc.............................................  1,100      1,991
*   Liberty Broadband Corp., Class A.................................  1,324    156,219
*   Liberty Broadband Corp., Class C.................................  7,034    830,504
*   Liberty Latin America, Ltd., Class A.............................  9,637    180,116
*   Liberty Latin America, Ltd., Class C............................. 20,101    370,059
*   Liberty Media Corp.-Liberty Braves, Class A......................    363     10,716
*   Liberty Media Corp.-Liberty Braves, Class C......................  4,147    121,963
*   Liberty Media Corp.-Liberty Formula One, Class A.................  1,510     61,049
*   Liberty Media Corp.-Liberty Formula One, Class C................. 11,950    507,875
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................  5,683    255,224
*   Liberty Media Corp.-Liberty SiriusXM, Class C.................... 11,335    512,229
*   Liberty TripAdvisor Holdings, Inc., Class A......................  9,889     95,429
#   Lions Gate Entertainment Corp., Class A.......................... 10,479     83,727
    Lions Gate Entertainment Corp., Class B.......................... 16,116    120,709
*   Live Nation Entertainment, Inc...................................  7,217    508,799
*   Loral Space & Communications, Inc................................  2,740    109,573
*   Madison Square Garden Co. (The), Class A.........................  1,674    446,824
*   Marchex, Inc., Class B...........................................  3,498     11,578
    Marcus Corp. (The)...............................................  3,336    120,430
#   Match Group, Inc.................................................  4,722    344,659
*   Meet Group, Inc. (The)........................................... 11,744     50,029
#   Meredith Corp....................................................  6,490    244,673
#*  MSG Networks, Inc., Class A......................................  5,969     96,758
    National CineMedia, Inc.......................................... 12,798    107,439
*   Netflix, Inc.....................................................  2,877    826,879
#   New Media Investment Group, Inc..................................  9,677     85,254
#   New York Times Co. (The), Class A................................ 10,741    331,897
    News Corp., Class A.............................................. 39,483    541,312
    News Corp., Class B.............................................. 21,216    299,570
    Nexstar Media Group, Inc., Class A...............................  6,119    595,318
#   Omnicom Group, Inc............................................... 16,960  1,309,142
*   ORBCOMM, Inc.....................................................  6,642     26,634
#*  QuinStreet, Inc..................................................  6,390     81,984
*   Reading International, Inc., Class A.............................  2,550     28,994
*   Roku, Inc........................................................    399     58,733
*   Rosetta Stone, Inc...............................................  3,490     66,868
    Saga Communications, Inc., Class A...............................    347     10,469
    Salem Media Group, Inc...........................................  1,500      2,265
    Scholastic Corp..................................................  5,612    216,062
    Shenandoah Telecommunications Co.................................  9,059    291,337
    Sinclair Broadcast Group, Inc., Class A.......................... 12,321    490,869
#   Sirius XM Holdings, Inc.......................................... 59,838    402,111
#*  Snap, Inc., Class A.............................................. 20,845    313,926
    Spok Holdings, Inc...............................................  2,587     30,785
#*  Sprint Corp...................................................... 65,319    405,631
*   Take-Two Interactive Software, Inc...............................  2,130    256,346
*   TechTarget, Inc..................................................  3,207     78,251
    TEGNA, Inc....................................................... 34,128    512,944
    Telephone & Data Systems, Inc.................................... 16,403    427,954
*   T-Mobile US, Inc................................................. 18,373  1,518,712
    Townsquare Media, Inc., Class A..................................  1,300      8,827
*   Travelzoo........................................................  2,000     20,240
    Tribune Publishing Co............................................  5,864     52,541
*   TripAdvisor, Inc.................................................  9,352    377,821
*   TrueCar Inc...................................................... 11,250     36,900
*   Twitter, Inc..................................................... 10,799    323,646
*   United States Cellular Corp......................................  6,305    234,672

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
COMMUNICATION SERVICES -- (Continued)
    Verizon Communications, Inc...................................... 211,773 $ 12,805,913
#   Viacom, Inc., Class A............................................   1,446       34,545
    Viacom, Inc., Class B............................................  33,510      722,476
*   Vonage Holdings Corp.............................................  22,729      222,062
    Walt Disney Co. (The)............................................  32,227    4,186,932
#   World Wrestling Entertainment, Inc., Class A.....................   2,404      134,720
*   Yelp, Inc........................................................   9,440      325,774
*   Zayo Group Holdings, Inc.........................................  28,061      958,003
*   Zedge, Inc., Class B.............................................   1,022        1,799
#*  Zillow Group, Inc., Class A......................................   3,866      125,220
#*  Zillow Group, Inc., Class C......................................  11,469      373,545
*   Zynga, Inc., Class A.............................................  85,388      526,844
                                                                              ------------
TOTAL COMMUNICATION SERVICES.........................................          102,919,250
                                                                              ------------
CONSUMER DISCRETIONARY -- (12.4%)
*   1-800-Flowers.com, Inc., Class A.................................   5,186       73,952
    Aaron's, Inc.....................................................   8,664      649,194
#   Abercrombie & Fitch Co., Class A.................................  14,633      236,908
    Acushnet Holdings Corp...........................................   9,745      277,245
    Adient P.L.C.....................................................  14,296      302,932
*   Adtalem Global Education, Inc....................................   7,923      235,947
    Advance Auto Parts, Inc..........................................   3,773      613,037
*   Amazon.com, Inc..................................................  15,492   27,524,017
*   American Axle & Manufacturing Holdings, Inc......................  20,599      172,208
    American Eagle Outfitters, Inc...................................  27,256      419,197
*   American Public Education, Inc...................................   2,802       60,859
*   America's Car-Mart, Inc..........................................   1,100      100,089
    Aptiv P.L.C......................................................  21,428    1,918,877
    Aramark..........................................................  33,272    1,455,983
    Ark Restaurants Corp.............................................     120        2,460
#*  Asbury Automotive Group, Inc.....................................   3,077      317,331
#*  Ascena Retail Group, Inc.........................................  38,662       13,617
#*  At Home Group, Inc...............................................   8,348       71,125
#   Autoliv, Inc.....................................................  13,399    1,042,978
*   AutoNation, Inc..................................................  13,704      696,848
*   AutoZone, Inc....................................................     902    1,032,231
*   Barnes & Noble Education, Inc....................................   6,289       25,848
    Bassett Furniture Industries, Inc................................   1,200       18,300
    BBX Capital Corp.................................................  10,920       48,812
*   Beazer Homes USA, Inc............................................   4,142       62,171
#   Bed Bath & Beyond, Inc...........................................  21,255      291,194
    Best Buy Co., Inc................................................  26,147    1,878,139
    Big 5 Sporting Goods Corp........................................   3,788       12,122
    Big Lots, Inc....................................................   6,301      136,543
*   Biglari Holdings, Inc., Class A..................................      22        9,262
*   Biglari Holdings, Inc., Class B..................................     227       18,950
    Bloomin' Brands, Inc.............................................  11,019      218,286
*   Booking Holdings, Inc............................................   1,827    3,743,103
*   Boot Barn Holdings, Inc..........................................   4,393      153,975
    BorgWarner, Inc..................................................  26,807    1,117,316
*   Bright Horizons Family Solutions, Inc............................   4,585      680,964
#   Brinker International, Inc.......................................   3,652      162,331
    Brunswick Corp...................................................  11,366      661,956
#   Buckle, Inc. (The)...............................................   1,193       24,958
#*  Build-A-Bear Workshop, Inc.......................................   2,400        8,352
*   Burlington Stores, Inc...........................................   4,185      804,231
    Caleres, Inc.....................................................   7,051      151,738
    Callaway Golf Co.................................................  12,039      243,429
*   Capri Holdings, Ltd..............................................  21,090      655,266

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Career Education Corp............................................  8,848 $  125,288
#*  CarMax, Inc...................................................... 11,811  1,100,431
    Carnival Corp.................................................... 20,523    880,231
    Carriage Services, Inc...........................................  2,352     60,588
*   Carrols Restaurant Group, Inc....................................  8,663     61,767
#   Carter's, Inc....................................................  6,367    638,228
#*  Carvana Co.......................................................    843     68,350
    Cato Corp. (The), Class A........................................  4,682     81,888
*   Cavco Industries, Inc............................................  1,219    233,621
#*  Century Communities, Inc.........................................  4,391    132,476
#   Cheesecake Factory, Inc. (The)...................................  7,163    299,342
#*  Chegg, Inc.......................................................  6,293    192,943
#   Chico's FAS, Inc................................................. 20,302     69,839
#   Children's Place, Inc. (The).....................................  2,492    204,120
*   Chipotle Mexican Grill, Inc......................................  1,339  1,041,956
#   Choice Hotels International, Inc.................................  3,662    324,014
    Citi Trends, Inc.................................................  2,312     41,269
    Collectors Universe, Inc.........................................  1,300     37,258
    Columbia Sportswear Co...........................................  5,754    520,449
*   Conn's, Inc......................................................  4,758    115,096
#*  Container Store Group, Inc. (The)................................  4,590     19,370
    Cooper Tire & Rubber Co..........................................  7,704    217,561
*   Cooper-Standard Holdings, Inc....................................  3,315    105,616
#   Cracker Barrel Old Country Store, Inc............................  3,078    478,629
*   Crocs, Inc.......................................................  7,359    257,491
    CSS Industries, Inc..............................................    770      3,465
    Culp, Inc........................................................  1,923     29,749
    Dana, Inc........................................................ 22,857    370,969
    Darden Restaurants, Inc..........................................  7,121    799,475
#   Dave & Buster's Entertainment, Inc...............................  5,781    229,968
*   Deckers Outdoor Corp.............................................  4,029    616,034
*   Del Taco Restaurants, Inc........................................  5,595     42,718
    Delphi Technologies P.L.C........................................ 12,365    150,977
*   Delta Apparel, Inc...............................................    600     14,970
*   Denny's Corp.....................................................  5,995    120,619
    Designer Brands, Inc., Class A................................... 13,719    226,364
*   Destination XL Group, Inc........................................  6,598      9,567
#   Dick's Sporting Goods, Inc....................................... 11,333    441,194
#   Dillard's, Inc., Class A.........................................  3,432    236,739
#   Dine Brands Global, Inc..........................................  1,722    125,964
*   Dixie Group, Inc. (The)..........................................  1,369      2,683
    Dollar General Corp.............................................. 14,308  2,294,145
*   Dollar Tree, Inc................................................. 21,521  2,375,918
#   Domino's Pizza, Inc..............................................  1,500    407,430
*   Dorman Products, Inc.............................................  5,212    375,003
    DR Horton, Inc................................................... 19,658  1,029,489
#*  Drive Shack, Inc.................................................  7,528     30,037
    Dunkin' Brands Group, Inc........................................  5,290    415,900
    eBay, Inc........................................................ 39,581  1,395,230
#*  El Pollo Loco Holdings, Inc......................................  4,262     49,524
    Escalade, Inc....................................................  1,450     16,617
    Ethan Allen Interiors, Inc.......................................  4,083     80,476
#*  Etsy, Inc........................................................  4,318    192,108
    Expedia Group, Inc............................................... 11,270  1,540,158
#*  Express, Inc..................................................... 11,471     36,937
    Extended Stay America, Inc....................................... 29,125    413,866
*   Fiesta Restaurant Group, Inc.....................................  3,560     30,598
*   Five Below, Inc..................................................  5,358    670,339
    Flexsteel Industries, Inc........................................  1,721     28,517

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CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
#*  Floor & Decor Holdings, Inc., Class A............................  11,435 $  524,066
    Foot Locker, Inc.................................................  15,240    663,092
    Ford Motor Co.................................................... 183,302  1,574,564
*   Fossil Group, Inc................................................   8,906     96,897
*   Fox Factory Holding Corp.........................................   5,006    305,066
#*  Francesca's Holdings Corp........................................     760     13,186
*   Franchise Group, Inc.............................................   1,484     17,749
*   frontdoor, Inc...................................................   6,655    320,971
#   GameStop Corp., Class A..........................................  16,305     88,699
#   Gap, Inc. (The)..................................................  37,710    613,165
    Garmin, Ltd......................................................   7,514    704,438
*   Garrett Motion, Inc..............................................   2,881     27,370
    General Motors Co................................................  73,459  2,729,736
*   Genesco, Inc.....................................................   3,112    120,901
    Gentex Corp......................................................  34,681    972,802
*   Gentherm, Inc....................................................   4,760    198,825
    Genuine Parts Co.................................................  10,381  1,064,883
*   G-III Apparel Group, Ltd.........................................   7,768    195,054
    Goodyear Tire & Rubber Co. (The).................................  33,965    539,025
*   GoPro, Inc., Class A.............................................  15,660     65,146
    Graham Holdings Co., Class B.....................................     687    432,576
*   Grand Canyon Education, Inc......................................   5,044    463,846
*   Green Brick Partners, Inc........................................   5,861     59,020
    Group 1 Automotive, Inc..........................................   2,918    290,166
*   Groupon, Inc.....................................................  71,300    198,214
#*  GrubHub, Inc.....................................................   4,398    149,796
#   Guess?, Inc......................................................  14,243    238,570
#   H&R Block, Inc...................................................  17,595    439,699
*   Habit Restaurants, Inc. (The), Class A...........................   2,378     24,993
    Hamilton Beach Brands Holding Co., Class A.......................   1,000     18,650
#   Hanesbrands, Inc.................................................  42,867    652,007
#   Harley-Davidson, Inc.............................................  24,436    950,805
    Hasbro, Inc......................................................   4,580    445,680
    Haverty Furniture Cos., Inc......................................   4,379     79,435
*   Helen of Troy, Ltd...............................................   3,202    479,532
*   Hibbett Sports, Inc..............................................   3,281     78,285
*   Hilton Grand Vacations, Inc......................................  14,676    509,698
    Hilton Worldwide Holdings, Inc...................................  16,895  1,638,139
    Home Depot, Inc. (The)...........................................  19,012  4,459,835
    Hooker Furniture Corp............................................   1,478     34,984
*   Horizon Global Corp..............................................   3,114     11,958
*   Houghton Mifflin Harcourt Co.....................................  20,187    130,408
*   Hudson, Ltd., Class A............................................   5,289     65,689
    Hyatt Hotels Corp., Class A......................................   3,436    256,807
*   Installed Building Products, Inc.................................   4,932    321,665
#*  iRobot Corp......................................................   3,767    181,042
#   J. Jill, Inc.....................................................   4,381      7,579
    Jack in the Box, Inc.............................................   2,513    211,142
#*  JC Penney Co., Inc...............................................  51,435     51,435
    Johnson Outdoors, Inc., Class A..................................   1,404     82,204
*   K12, Inc.........................................................   7,870    155,747
    KB Home..........................................................  11,801    421,178
#*  Kirkland's, Inc..................................................   2,193      3,465
    Kohl's Corp......................................................  17,179    880,596
#*  Kontoor Brands, Inc..............................................   1,550     58,900
    L Brands, Inc....................................................  16,930    288,487
*   Lakeland Industries, Inc.........................................   1,000     11,050
#*  Lands' End, Inc..................................................   4,280     51,660
*   Laureate Education, Inc., Class A................................  13,798    213,248

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CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    La-Z-Boy, Inc....................................................   7,281 $  258,548
    LCI Industries...................................................   3,843    373,232
*   Leaf Group, Ltd..................................................   2,563      7,612
    Lear Corp........................................................   7,881    928,145
#   Leggett & Platt, Inc.............................................  18,744    961,567
    Lennar Corp., Class A............................................  15,777    940,309
    Lennar Corp., Class B............................................   1,637     76,972
#*  LGI Homes, Inc...................................................   3,499    274,602
*   Libbey, Inc......................................................   2,657      4,783
    Lifetime Brands, Inc.............................................   1,597     12,760
*   Lindblad Expeditions Holdings, Inc...............................   7,580    119,309
*   Liquidity Services, Inc..........................................   3,459     22,449
#   Lithia Motors, Inc., Class A.....................................   3,529    555,747
*   LKQ Corp.........................................................  25,287    859,505
    Lowe's Cos., Inc.................................................  27,546  3,074,409
*   Luby's, Inc......................................................   1,850      3,404
*   Lululemon Athletica, Inc.........................................   5,841  1,193,141
#*  Lumber Liquidators Holdings, Inc.................................   3,367     31,077
*   M/I Homes, Inc...................................................   3,235    142,922
#   Macy's, Inc......................................................  40,676    616,648
*   Malibu Boats, Inc., Class A......................................   3,128    102,035
    Marine Products Corp.............................................   5,029     67,489
*   MarineMax, Inc...................................................   3,867     59,745
    Marriott International, Inc., Class A............................   9,218  1,166,538
    Marriott Vacations Worldwide Corp................................   4,748    521,948
*   MasterCraft Boat Holdings, Inc...................................   3,129     49,282
#*  Mattel, Inc......................................................   8,765    104,654
    McDonald's Corp..................................................   9,775  1,922,743
    MDC Holdings, Inc................................................   9,687    374,984
>>  Media General, Inc...............................................  13,638      1,289
*   Meritage Homes Corp..............................................   5,126    369,533
#*  Michaels Cos., Inc. (The)........................................  15,366    134,145
*   Modine Manufacturing Co..........................................   7,038     80,444
*   Mohawk Industries, Inc...........................................   6,543    938,135
#   Monro, Inc.......................................................   5,228    366,535
#*  Motorcar Parts of America, Inc...................................   2,723     51,900
    Movado Group, Inc................................................   2,400     62,520
*   Murphy USA, Inc..................................................   4,942    582,810
    Nathan's Famous, Inc.............................................     600     45,660
*   National Vision Holdings, Inc....................................   9,444    224,767
*   Nautilus, Inc....................................................   4,510      7,442
*   New Home Co., Inc. (The).........................................   1,900      8,873
    NIKE, Inc., Class B..............................................  44,845  4,015,870
#*  Noodles & Co.....................................................   5,800     30,914
#   Nordstrom, Inc...................................................  20,001    718,036
*   Norwegian Cruise Line Holdings, Ltd..............................  15,307    776,983
*   NVR, Inc.........................................................     328  1,192,802
    Office Depot, Inc................................................ 101,785    209,677
#*  Ollie's Bargain Outlet Holdings, Inc.............................   2,994    191,257
*   O'Reilly Automotive, Inc.........................................   3,427  1,492,493
    Oxford Industries, Inc...........................................   2,746    189,090
#   Papa John's International, Inc...................................   2,782    162,886
#*  Party City Holdco, Inc...........................................  16,849     94,691
    Penske Automotive Group, Inc.....................................  13,288    647,391
#   PetMed Express, Inc..............................................   3,666     85,839
#*  Pier 1 Imports, Inc..............................................     486      2,736
*   Planet Fitness, Inc., Class A....................................   8,283    527,296
*   Playa Hotels & Resorts NV........................................  17,215    143,573
    Polaris, Inc.....................................................   7,148    705,150

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CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
    Pool Corp........................................................  4,278 $  887,257
*   Potbelly Corp....................................................  2,522     10,719
    PulteGroup, Inc.................................................. 30,658  1,203,020
    PVH Corp.........................................................  5,943    517,992
#*  Quotient Technology Inc.......................................... 10,037     86,419
*   Qurate Retail, Inc., Class A..................................... 45,923    438,105
    Ralph Lauren Corp................................................  5,031    483,278
*   Red Lion Hotels Corp.............................................  3,317     19,902
*   Red Robin Gourmet Burgers, Inc...................................  1,987     60,604
*   Regis Corp.......................................................  6,020    124,012
    Rent-A-Center, Inc...............................................  7,170    185,488
*   RH...............................................................  2,156    391,745
    Rocky Brands, Inc................................................    402     11,180
    Ross Stores, Inc................................................. 12,406  1,360,566
    Royal Caribbean Cruises, Ltd..................................... 11,036  1,201,048
*   RTW RetailWinds, Inc.............................................  9,740     14,415
*   Rubicon Project, Inc. (The)......................................  4,400     37,400
#*  Sally Beauty Holdings, Inc....................................... 13,103    203,097
#*  SeaWorld Entertainment, Inc...................................... 11,472    303,090
*   Select Interior Concepts, Inc., Class A..........................  1,800     20,628
    Service Corp. International...................................... 24,729  1,124,675
*   ServiceMaster Global Holdings, Inc............................... 11,512    464,855
#*  Shake Shack, Inc., Class A.......................................  2,708    222,814
*   Shiloh Industries, Inc...........................................  1,671      6,049
#   Shoe Carnival, Inc...............................................  2,230     74,014
*   Shutterstock, Inc................................................  5,086    206,390
#   Signet Jewelers, Ltd............................................. 15,717    252,101
    Six Flags Entertainment Corp.....................................  5,071    213,946
*   Skechers U.S.A., Inc., Class A................................... 14,107    527,179
*   Skyline Champion Corp............................................  9,462    267,112
#*  Sleep Number Corp................................................  2,862    137,719
#   Sonic Automotive, Inc., Class A..................................  4,084    131,627
#*  Sonos, Inc.......................................................  6,642     86,877
#*  Sportsman's Warehouse Holdings, Inc..............................  2,963     20,178
*   Stamps.com, Inc..................................................  2,929    247,295
    Standard Motor Products, Inc.....................................  3,872    202,738
    Starbucks Corp................................................... 15,505  1,311,103
    Steven Madden, Ltd............................................... 10,477    431,443
*   Stoneridge, Inc..................................................  5,645    174,318
    Strategic Education, Inc.........................................  2,887    355,188
    Strattec Security Corp...........................................    400      9,052
    Superior Group of Cos, Inc.......................................  1,686     24,396
    Superior Industries International, Inc...........................  2,981      7,751
#   Tailored Brands, Inc.............................................  6,122     28,406
    Tapestry, Inc.................................................... 27,891    721,261
    Target Corp...................................................... 26,168  2,797,621
*   Taylor Morrison Home Corp........................................ 18,612    466,231
*   Tempur Sealy International, Inc..................................  5,761    523,963
#   Tenneco, Inc., Class A...........................................  9,882    124,414
*   Tesla, Inc.......................................................    911    286,892
    Texas Roadhouse, Inc.............................................  9,453    534,095
#   Thor Industries, Inc.............................................  7,247    458,445
#   Tiffany & Co.....................................................  8,629  1,074,397
    Tilly's, Inc., Class A...........................................  1,998     20,499
    TJX Cos., Inc. (The)............................................. 39,561  2,280,692
    Toll Brothers, Inc............................................... 15,972    635,206
*   TopBuild Corp....................................................  5,984    621,917
#*  Town Sports International Holdings, Inc..........................  2,998      6,835
    Tractor Supply Co................................................  8,413    799,403

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CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ ------------
CONSUMER DISCRETIONARY -- (Continued)
*   TRI Pointe Group, Inc............................................ 20,623 $    324,606
#*  Tuesday Morning Corp.............................................  4,854        6,601
    Tupperware Brands Corp...........................................  5,794       55,796
*   Ulta Salon Cosmetics & Fragrance, Inc............................  3,209      748,178
#*  Under Armour, Inc., Class A......................................  7,938      163,920
#*  Under Armour, Inc., Class C...................................... 11,684      216,154
*   Unifi, Inc.......................................................  2,302       62,845
*   Universal Electronics, Inc.......................................  2,569      133,896
*   Universal Technical Institute, Inc...............................  1,356        8,028
#*  Urban Outfitters, Inc............................................ 15,915      456,761
    Vail Resorts, Inc................................................  2,713      630,420
#*  Veoneer, Inc..................................................... 13,133      209,077
*   Vera Bradley, Inc................................................  7,851       84,477
    VF Corp.......................................................... 10,853      893,093
#*  Visteon Corp.....................................................  4,374      406,870
#*  Vitamin Shoppe, Inc..............................................  2,704       17,468
*   VOXX International Corp..........................................  2,097       10,170
#*  Wayfair, Inc., Class A...........................................  2,283      187,731
    Wendy's Co. (The)................................................ 24,810      525,476
    Weyco Group, Inc.................................................  1,047       25,830
    Whirlpool Corp...................................................  7,777    1,183,037
*   William Lyon Homes, Class A......................................  5,183      100,291
#   Williams-Sonoma, Inc............................................. 10,952      731,484
#   Wingstop, Inc....................................................  3,132      261,303
    Winmark Corp.....................................................    400       72,000
#   Winnebago Industries, Inc........................................  5,225      251,166
    Wolverine World Wide, Inc........................................  9,969      295,880
    WW International, Inc............................................  6,624      230,979
    Wyndham Destinations, Inc........................................  9,126      423,538
    Wyndham Hotels & Resorts, Inc.................................... 10,213      551,196
    Yum! Brands, Inc.................................................  3,917      398,398
#*  ZAGG, Inc........................................................  4,743       34,956
*   Zovio, Inc.......................................................  6,286       12,321
*   Zumiez, Inc......................................................  4,107      131,054
                                                                             ------------
TOTAL CONSUMER DISCRETIONARY.........................................         160,511,032
                                                                             ------------
CONSUMER STAPLES -- (4.6%)
    Alico, Inc.......................................................    938       30,813
    Andersons, Inc. (The)............................................  5,770      106,283
    Archer-Daniels-Midland Co........................................ 30,959    1,301,516
*   Avon Products, Inc............................................... 52,712      226,135
#   B&G Foods, Inc................................................... 10,036      156,060
*   BJ's Wholesale Club Holdings, Inc................................ 11,739      313,431
    Bunge, Ltd....................................................... 15,938      860,652
#   Calavo Growers, Inc..............................................  2,253      195,403
    Cal-Maine Foods, Inc.............................................  5,619      224,142
#   Campbell Soup Co................................................. 21,856    1,012,151
    Casey's General Stores, Inc......................................  5,772      985,915
*   Central Garden & Pet Co..........................................  1,889       56,708
*   Central Garden & Pet Co., Class A................................  6,556      185,404
*   Chefs' Warehouse, Inc. (The).....................................  3,811      126,239
    Clorox Co. (The).................................................  7,826    1,155,822
    Coca-Cola Co. (The).............................................. 72,635    3,953,523
    Coca-Cola Consolidated, Inc......................................  1,445      396,450
    Colgate-Palmolive Co............................................. 10,406      713,852
    Conagra Brands, Inc.............................................. 23,022      622,745
    Costco Wholesale Corp............................................ 16,399    4,872,307
    Coty, Inc., Class A.............................................. 60,012      701,540
*   Darling Ingredients, Inc......................................... 25,308      488,444

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CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
CONSUMER STAPLES -- (Continued)
#   Dean Foods Co.................................................... 15,230 $   14,925
*   Edgewell Personal Care Co........................................  8,356    292,460
*   elf Beauty Inc...................................................  4,104     68,947
#   Energizer Holdings, Inc..........................................  1,641     69,726
*   Farmer Brothers Co...............................................  2,029     26,032
    Flowers Foods, Inc............................................... 18,119    393,545
    Fresh Del Monte Produce, Inc.....................................  8,311    265,121
    General Mills, Inc............................................... 25,938  1,319,207
#*  Hain Celestial Group, Inc. (The)................................. 16,656    393,748
*   Herbalife Nutrition, Ltd.........................................  9,000    402,030
#   Hormel Foods Corp................................................ 23,828    974,327
*   Hostess Brands, Inc.............................................. 19,002    242,846
    Ingles Markets, Inc., Class A....................................  3,705    146,088
    Ingredion, Inc...................................................  9,049    714,871
    Inter Parfums, Inc...............................................  3,504    271,315
    J&J Snack Foods Corp.............................................  1,979    377,514
    JM Smucker Co. (The).............................................  6,224    657,752
    John B. Sanfilippo & Son, Inc....................................  1,772    188,045
    Kellogg Co....................................................... 27,142  1,724,331
#   Keurig Dr Pepper, Inc............................................  8,579    241,585
    Kimberly-Clark Corp..............................................  5,621    746,919
    Kraft Heinz Co. (The)............................................ 14,430    466,522
    Kroger Co. (The)................................................. 82,614  2,035,609
    Lamb Weston Holdings, Inc........................................  5,338    416,578
    Lancaster Colony Corp............................................  3,757    522,899
*   Landec Corp......................................................  3,686     36,307
*   Lifevantage Corp.................................................  1,400     18,984
*   Lifeway Foods, Inc...............................................  2,341      4,659
    Limoneira Co.....................................................  2,048     38,748
    Mannatech, Inc...................................................     40        620
    McCormick & Co., Inc.............................................     90     14,458
#   McCormick & Co., Inc. Non-Voting.................................  5,957    957,230
#   Medifast, Inc....................................................  1,250    138,675
*   Monster Beverage Corp............................................  7,270    408,065
#   National Beverage Corp...........................................  3,892    171,092
*   Natural Alternatives International, Inc..........................    920      8,197
*   Natural Grocers by Vitamin Cottage, Inc..........................  3,961     34,738
    Natural Health Trends Corp.......................................  1,566     10,602
*   Nature's Sunshine Products, Inc..................................  1,300     12,272
    Nu Skin Enterprises, Inc., Class A...............................  9,660    430,643
    Oil-Dri Corp. of America.........................................    877     30,704
    PepsiCo, Inc..................................................... 50,849  6,974,957
*   Performance Food Group Co........................................ 14,676    625,344
*   Pilgrim's Pride Corp............................................. 21,104    640,718
*   Post Holdings, Inc...............................................  9,947  1,023,546
    PriceSmart, Inc..................................................  4,237    313,962
#*  Primo Water Corp.................................................  4,305     52,069
#*  Revlon, Inc., Class A............................................  2,436     64,043
#*  Rite Aid Corp....................................................  4,177     38,428
    Rocky Mountain Chocolate Factory, Inc............................    400      3,610
    Sanderson Farms, Inc.............................................  2,916    451,426
    Seaboard Corp....................................................     70    295,336
*   Seneca Foods Corp., Class A......................................  1,000     35,380
*   Simply Good Foods Co. (The)...................................... 10,526    258,308
    SpartanNash Co...................................................  6,615     86,623
#   Spectrum Brands Holdings, Inc....................................  9,331    468,510
*   Sprouts Farmers Market, Inc...................................... 18,120    351,709
    Sysco Corp....................................................... 14,682  1,172,651
#   Tootsie Roll Industries, Inc.....................................  2,735     93,756

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CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CONSUMER STAPLES -- (Continued)
*   TreeHouse Foods, Inc.............................................   9,109 $   492,068
    Tyson Foods, Inc., Class A.......................................  19,484   1,613,080
#*  United Natural Foods, Inc........................................   8,568      64,260
*   US Foods Holding Corp............................................  26,161   1,037,807
*   USANA Health Sciences, Inc.......................................   3,684     273,021
#   Village Super Market, Inc., Class A..............................   1,203      31,880
    Walgreens Boots Alliance, Inc....................................  35,815   1,961,946
    Walmart, Inc.....................................................  59,224   6,944,606
#   WD-40 Co.........................................................   1,271     238,185
#   Weis Markets, Inc................................................   4,404     169,510
                                                                              -----------
TOTAL CONSUMER STAPLES...............................................          59,751,210
                                                                              -----------
ENERGY -- (5.1%)
*   Abraxas Petroleum Corp...........................................  36,839      10,683
    Adams Resources & Energy, Inc....................................     617      18,510
    Amplify Energy Corp..............................................   3,560      25,810
#*  Antero Resources Corp............................................  35,349      88,373
    Apache Corp......................................................  32,510     704,167
*   Apergy Corp......................................................  12,063     303,626
#   Arch Coal, Inc., Class A.........................................   3,328     262,546
    Archrock, Inc....................................................  23,037     222,077
*   Ardmore Shipping Corp............................................   4,312      34,453
    Baker Hughes Co..................................................  23,529     503,521
*   Basic Energy Services, Inc.......................................   3,571       2,035
#   Berry Petroleum Corp.............................................   9,690      90,989
*   Bonanza Creek Energy, Inc........................................   3,181      56,685
    Cabot Oil & Gas Corp.............................................  38,114     710,445
*   Cactus, Inc., Class A............................................   4,025     119,623
#*  California Resources Corp........................................   4,753      26,569
#*  Callon Petroleum Co..............................................  72,140     274,132
#*  CARBO Ceramics, Inc..............................................   2,747       3,983
#*  Carrizo Oil & Gas, Inc...........................................  17,528     129,006
*   Centennial Resource Development, Inc., Class A...................  32,332     109,929
*   Cheniere Energy, Inc.............................................   9,449     581,586
#*  Chesapeake Energy Corp........................................... 107,375     143,883
    Chevron Corp.....................................................  73,150   8,495,641
    Cimarex Energy Co................................................  16,882     712,758
*   Clean Energy Fuels Corp..........................................  31,215      70,234
*   CNX Resources Corp...............................................  45,097     380,168
    Concho Resources, Inc............................................  11,088     748,662
    ConocoPhillips...................................................  60,765   3,354,228
*   CONSOL Energy, Inc...............................................   5,068      67,050
#*  Contango Oil & Gas Co............................................   3,481       8,668
*   Continental Resources, Inc.......................................  15,192     447,708
#   Core Laboratories NV.............................................   4,794     211,128
    CVR Energy, Inc..................................................  12,089     573,260
*   Dawson Geophysical Co............................................   3,320       7,968
    Delek US Holdings, Inc...........................................  12,636     504,808
#*  Denbury Resources, Inc...........................................  78,980      78,830
    Devon Energy Corp................................................  32,489     658,877
    DHT Holdings, Inc................................................  22,418     173,291
#*  Diamond Offshore Drilling, Inc...................................  23,041     121,887
    Diamondback Energy, Inc..........................................   9,086     779,215
#   DMC Global, Inc..................................................   2,624     117,398
*   Dorian LPG, Ltd..................................................   8,362     104,107
#*  Dril-Quip, Inc...................................................   6,451     264,620
*   Earthstone Energy, Inc., Class A.................................   2,192       8,505
#   EnLink Midstream LLC.............................................  36,853     230,331
    EOG Resources, Inc...............................................  28,191   1,953,918

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ENERGY -- (Continued)
#   EQT Corp.........................................................  13,524 $   145,248
#   Equitrans Midstream Corp.........................................   9,753     135,762
*   Era Group, Inc...................................................   2,969      28,710
    Evolution Petroleum Corp.........................................   7,931      44,572
*   Exterran Corp....................................................   5,185      65,694
#*  Extraction Oil & Gas, Inc........................................  28,594      48,610
    Exxon Mobil Corp................................................. 165,360  11,173,375
*   Forum Energy Technologies, Inc...................................  17,036      19,762
*   Frank's International NV.........................................  40,538     198,636
    GasLog, Ltd......................................................  11,104     152,236
*   Geospace Technologies Corp.......................................     900      13,131
#   Green Plains, Inc................................................   6,606      81,452
*   Gulf Island Fabrication, Inc.....................................   2,558      13,404
*   Gulfport Energy Corp.............................................  24,474      68,160
    Hallador Energy Co...............................................   3,488      11,737
    Halliburton Co...................................................  46,369     892,603
*   Helix Energy Solutions Group, Inc................................  26,378     226,587
    Helmerich & Payne, Inc...........................................  11,688     438,300
    Hess Corp........................................................  15,878   1,043,979
#*  HighPoint Resources Corp.........................................  31,175      33,046
    HollyFrontier Corp...............................................  21,941   1,205,439
*   Independence Contract Drilling, Inc..............................   5,696       5,069
*   International Seaways, Inc.......................................   5,977     150,262
*   ION Geophysical Corp.............................................   1,761      16,606
#*  Jagged Peak Energy, Inc..........................................  25,826     183,106
#*  Key Energy Services, Inc.........................................   1,518       1,811
    Kinder Morgan, Inc...............................................  70,488   1,408,350
*   KLX Energy Services Holdings, Inc................................   3,456      27,441
    Kosmos Energy, Ltd...............................................  46,744     289,813
*   Laredo Petroleum, Inc............................................  39,250      92,630
#   Liberty Oilfield Services, Inc., Class A.........................  11,485     105,777
*   Lonestar Resources US, Inc., Class A.............................   3,122       7,493
#   Mammoth Energy Services, Inc.....................................   4,395       7,032
    Marathon Oil Corp................................................  77,681     895,662
    Marathon Petroleum Corp..........................................  19,491   1,246,449
#*  Matador Resources Co.............................................  19,784     275,195
*   Matrix Service Co................................................   3,686      69,149
#*  McDermott International, Inc.....................................  23,899      38,955
*   Mitcham Industries, Inc..........................................     900       2,070
#*  Montage Resources Corp...........................................   2,270      10,260
#   Murphy Oil Corp..................................................  25,293     521,795
#   Nabors Industries, Ltd...........................................  64,804     119,887
    NACCO Industries, Inc., Class A..................................     500      25,250
    National Oilwell Varco, Inc......................................  25,253     571,223
*   Natural Gas Services Group, Inc..................................   1,608      19,119
#*  NCS Multistage Holdings, Inc.....................................   1,235       2,779
*   Newpark Resources, Inc...........................................  15,130      90,780
    NexTier Oilfield Solutions, Inc..................................  35,734     154,369
#*  Nine Energy Service, Inc.........................................   3,403      19,227
#*  Noble Corp. P.L.C................................................  39,705      48,837
    Noble Energy, Inc................................................  36,913     710,944
    Nordic American Tankers, Ltd.....................................     168         601
#*  Northern Oil and Gas, Inc........................................  52,195     102,302
*   Oasis Petroleum, Inc.............................................  96,767     252,562
    Occidental Petroleum Corp........................................  49,153   1,990,697
*   Oceaneering International, Inc...................................  17,327     245,350
*   Oil States International, Inc....................................  10,349     147,680
    ONEOK, Inc.......................................................  19,527   1,363,570
*   Overseas Shipholding Group, Inc., Class A........................   7,143      11,643

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ENERGY -- (Continued)
*   Pacific Drilling SA..............................................   1,420 $     3,550
#*  Pacific Ethanol, Inc.............................................   4,800       2,654
    Panhandle Oil and Gas, Inc., Class A.............................   1,762      25,003
*   Par Pacific Holdings, Inc........................................   8,758     198,369
    Parsley Energy, Inc., Class A....................................  26,290     415,645
    Patterson-UTI Energy, Inc........................................  34,781     289,378
    PBF Energy, Inc., Class A........................................  18,928     610,996
*   PDC Energy, Inc..................................................  10,773     214,921
    Peabody Energy Corp..............................................  17,090     179,958
#*  Penn Virginia Corp...............................................   2,482      59,072
    Phillips 66......................................................  12,534   1,464,222
    Pioneer Natural Resources Co.....................................   7,466     918,467
*   ProPetro Holding Corp............................................  13,968     108,252
    QEP Resources, Inc...............................................  41,564     138,408
#   Range Resources Corp.............................................  69,689     280,847
#*  Renewable Energy Group, Inc......................................   4,824      78,824
#*  REX American Resources Corp......................................     885      71,614
*   RigNet, Inc......................................................   1,558       8,164
#*  Ring Energy, Inc.................................................   8,136      13,506
#   RPC, Inc.........................................................  26,451     109,507
*   SandRidge Energy, Inc............................................   2,796      12,246
    Schlumberger, Ltd................................................  37,269   1,218,324
    Scorpio Tankers, Inc.............................................   8,617     274,107
*   SEACOR Holdings, Inc.............................................   3,070     131,734
*   SEACOR Marine Holdings, Inc......................................   2,298      29,897
#*  Select Energy Services, Inc., Class A............................  11,822      89,847
    SemGroup Corp., Class A..........................................  16,719     269,176
#   Ship Finance International, Ltd..................................  21,220     307,053
*   SilverBow Resources, Inc.........................................     693       5,475
    SM Energy Co.....................................................  23,230     182,123
#   Solaris Oilfield Infrastructure, Inc., Class A...................   2,781      29,590
#*  Southwestern Energy Co........................................... 153,431     314,534
*   SRC Energy, Inc..................................................  50,350     157,092
*   Talos Energy, Inc................................................   9,633     207,399
#   Targa Resources Corp.............................................  14,647     569,475
    TechnipFMC P.L.C.................................................  24,881     490,902
#   Teekay Corp......................................................   5,911      30,205
*   Teekay Tankers, Ltd., Class A....................................  27,184      55,455
*   TETRA Technologies, Inc..........................................  16,092      27,356
*   Tidewater, Inc...................................................   6,073      98,565
#*  Transocean, Ltd..................................................  55,537     263,801
*   Unit Corp........................................................   9,588      19,560
#   US Silica Holdings, Inc..........................................  13,336      59,479
#   Valaris P.L.C....................................................  42,730     175,620
    Valero Energy Corp...............................................  18,213   1,766,297
*   W&T Offshore, Inc................................................  21,180      85,355
#*  Whiting Petroleum Corp...........................................  15,039      95,347
    Williams Cos., Inc. (The)........................................  50,477   1,126,142
    World Fuel Services Corp.........................................  11,456     478,517
*   WPX Energy, Inc..................................................  56,284     561,714
                                                                              -----------
TOTAL ENERGY.........................................................          66,091,823
                                                                              -----------
FINANCIALS -- (17.2%)
    1st Constitution Bancorp.........................................     749      14,223
    1st Source Corp..................................................   4,346     222,428
    ACNB Corp........................................................     303      10,723
    Affiliated Managers Group, Inc...................................   3,770     301,148
    Aflac, Inc.......................................................  17,814     946,992
*   Alleghany Corp...................................................     799     621,854

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   Allegiance Bancshares, Inc.......................................   2,498 $    83,083
    Allstate Corp. (The).............................................  10,280   1,093,998
    Ally Financial, Inc..............................................  30,614     937,707
*   A-Mark Precious Metals, Inc......................................   1,195      12,906
*   Ambac Financial Group, Inc.......................................   5,554     113,857
    American Equity Investment Life Holding Co.......................  14,447     356,552
    American Express Co..............................................  31,320   3,673,210
    American Financial Group, Inc....................................   5,548     577,214
    American International Group, Inc................................  24,038   1,273,052
    American National Bankshares, Inc................................   1,300      47,060
    American National Insurance Co...................................   3,670     440,327
    Ameriprise Financial, Inc........................................  13,713   2,069,155
    Ameris Bancorp...................................................  12,533     537,039
    AMERISAFE, Inc...................................................   2,385     151,519
    AmeriServ Financial, Inc.........................................     300       1,248
    Ames National Corp...............................................     500      13,850
    Aon P.L.C........................................................   8,828   1,705,216
*   Arch Capital Group, Ltd..........................................  22,305     931,457
    Ares Management Corp., Class A...................................   4,975     147,111
    Argo Group International Holdings, Ltd...........................   5,421     335,397
    Arrow Financial Corp.............................................   2,296      80,636
    Arthur J Gallagher & Co..........................................   9,965     909,007
    Artisan Partners Asset Management, Inc., Class A.................   5,857     160,189
    Associated Banc-Corp.............................................  26,016     523,182
    Assurant, Inc....................................................   6,594     831,306
    Assured Guaranty, Ltd............................................  10,813     507,346
*   Asta Funding, Inc................................................     271       1,870
*   Athene Holding, Ltd., Class A....................................  17,332     751,342
*   Atlantic Capital Bancshares, Inc.................................   4,182      77,994
    Atlantic Union Bankshares Corp...................................  12,908     475,789
    AXA Equitable Holdings, Inc......................................   8,175     176,580
    Axis Capital Holdings, Ltd.......................................   8,837     525,183
*   Axos Financial, Inc..............................................   9,044     262,728
    Banc of California, Inc..........................................   9,859     135,758
    BancFirst Corp...................................................   4,666     270,115
*   Bancorp, Inc. (The)..............................................  11,054     120,489
    BancorpSouth Bank................................................  15,525     476,152
    Bank of America Corp............................................. 242,830   7,593,294
    Bank of Commerce Holdings........................................     300       3,366
#   Bank of Hawaii Corp..............................................   5,432     474,268
    Bank of Marin Bancorp............................................   2,280     100,024
    Bank of New York Mellon Corp. (The)..............................  26,464   1,237,192
    Bank of NT Butterfield & Son, Ltd. (The).........................   9,367     308,643
    Bank of Princeton (The)..........................................     613      17,630
    Bank OZK.........................................................  19,773     554,830
    BankFinancial Corp...............................................   2,924      37,661
    BankUnited, Inc..................................................  15,112     518,342
    Bankwell Financial Group, Inc....................................     700      20,034
    Banner Corp......................................................   5,895     318,212
    Bar Harbor Bankshares............................................   1,390      34,819
*   Baycom Corp......................................................     742      15,686
    BB&T Corp........................................................  21,111   1,119,939
    BCB Bancorp, Inc.................................................   1,443      18,615
*   Berkshire Hathaway, Inc., Class B................................  54,157  11,512,695
    Berkshire Hills Bancorp, Inc.....................................   7,920     245,758
    BGC Partners, Inc., Class A......................................  41,530     215,956
    BlackRock, Inc...................................................   3,658   1,688,899
*   Blucora, Inc.....................................................   5,883     127,249
    BOK Financial Corp...............................................   6,081     469,149

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
    Boston Private Financial Holdings, Inc........................... 13,196 $  148,455
    Bridge Bancorp, Inc..............................................  3,707    120,107
*   Bridgewater Bancshares, Inc......................................  3,552     44,720
*   Brighthouse Financial, Inc....................................... 12,273    463,428
*   BrightSphere Investment Group P.L.C.............................. 14,556    142,940
    Brookline Bancorp, Inc........................................... 14,704    230,853
    Brown & Brown, Inc............................................... 19,780    745,310
    Bryn Mawr Bank Corp..............................................  3,259    124,200
    Business First Bancshares, Inc...................................    974     23,805
*   Byline Bancorp, Inc..............................................  5,176     89,752
    C&F Financial Corp...............................................    500     25,430
    Cadence BanCorp.................................................. 21,245    326,748
    Cambridge Bancorp................................................    338     26,198
    Camden National Corp.............................................  3,149    139,532
*   Cannae Holdings, Inc............................................. 13,199    385,411
    Capital City Bank Group, Inc.....................................  2,300     65,435
    Capital One Financial Corp....................................... 18,035  1,681,764
    Capitol Federal Financial, Inc................................... 22,312    318,392
    Capstar Financial Holdings, Inc..................................  1,712     28,950
    Carolina Financial Corp..........................................  3,703    140,529
    Cathay General Bancorp........................................... 12,692    451,454
    Cboe Global Markets, Inc.........................................  5,235    602,810
    CBTX, Inc........................................................  2,954     84,632
    CenterState Bank Corp............................................ 22,767    577,371
    Central Pacific Financial Corp...................................  4,075    117,849
    Central Valley Community Bancorp.................................  1,231     25,642
    Century Bancorp, Inc., Class A...................................    292     25,407
    Charles Schwab Corp. (The)....................................... 53,412  2,174,402
    Chemung Financial Corp...........................................    400     17,028
    Chubb, Ltd....................................................... 12,309  1,876,138
    Cincinnati Financial Corp........................................  7,729    875,000
    CIT Group, Inc................................................... 10,425    447,128
    Citigroup, Inc................................................... 62,166  4,467,249
    Citizens & Northern Corp.........................................  1,891     48,618
    Citizens Financial Group, Inc.................................... 25,448    894,752
    Citizens Holding Co..............................................    160      3,344
#*  Citizens, Inc....................................................  3,580     23,843
    City Holding Co..................................................  2,229    176,849
    Civista Bancshares, Inc..........................................  1,487     33,428
    CME Group, Inc...................................................  6,593  1,356,510
    CNA Financial Corp...............................................    500     22,420
    CNB Financial Corp...............................................  2,238     69,982
    CNO Financial Group, Inc......................................... 13,279    207,816
    Codorus Valley Bancorp, Inc......................................    633     13,708
    Cohen & Steers, Inc..............................................  6,215    406,710
    Columbia Banking System, Inc..................................... 11,299    444,051
*   Columbia Financial, Inc.......................................... 15,415    254,193
    Comerica, Inc.................................................... 11,832    774,049
#   Commerce Bancshares, Inc......................................... 11,600    746,576
    Community Bank System, Inc.......................................  6,596    447,077
    Community Bankers Trust Corp.....................................    100        866
    Community Financial Corp. (The)..................................    300      9,996
    Community Trust Bancorp, Inc.....................................  2,916    127,750
    ConnectOne Bancorp, Inc..........................................  5,084    123,440
*   Consumer Portfolio Services, Inc.................................  4,008     13,527
*   Cowen, Inc., Class A.............................................  4,505     67,440
    Crawford & Co., Class A..........................................  2,549     26,994
    Crawford & Co., Class B..........................................  3,450     32,085
#*  Credit Acceptance Corp...........................................  2,190    958,804

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
#   Cullen/Frost Bankers, Inc........................................  5,733 $  516,429
#*  Curo Group Holdings Corp.........................................  3,291     46,041
*   Customers Bancorp, Inc...........................................  5,789    136,505
    CVB Financial Corp............................................... 19,536    405,958
    Diamond Hill Investment Group, Inc...............................    832    117,196
    Dime Community Bancshares, Inc...................................  7,365    142,071
    Discover Financial Services...................................... 22,379  1,796,139
    DNB Financial Corp...............................................    400     18,192
    Donegal Group, Inc., Class A.....................................  3,167     46,618
*   Donnelley Financial Solutions, Inc...............................  7,932     89,632
    E*TRADE Financial Corp........................................... 17,387    726,603
    Eagle Bancorp, Inc...............................................  5,217    235,495
    East West Bancorp, Inc........................................... 16,396    703,716
    Eaton Vance Corp................................................. 14,602    665,851
#*  eHealth, Inc.....................................................  2,510    173,290
*   Elevate Credit, Inc..............................................  3,112     12,728
    Employers Holdings, Inc..........................................  6,414    271,569
#*  Encore Capital Group, Inc........................................  4,540    150,683
*   Enova International, Inc.........................................  5,913    138,896
*   Enstar Group, Ltd................................................  2,918    586,226
    Enterprise Bancorp, Inc..........................................  1,259     37,531
    Enterprise Financial Services Corp...............................  3,833    167,885
*   Equity Bancshares, Inc., Class A.................................  2,425     67,318
#   Erie Indemnity Co., Class A......................................  3,027    557,785
    ESSA Bancorp, Inc................................................  1,600     26,160
    Essent Group, Ltd................................................ 13,267    691,078
    Evercore, Inc., Class A..........................................  6,474    476,745
    Everest Re Group, Ltd............................................  2,258    580,509
#*  EZCORP, Inc., Class A............................................  8,301     43,663
#   FactSet Research Systems, Inc....................................  2,416    612,504
#   Farmers & Merchants Bancorp, Inc.................................    978     25,037
    Farmers National Banc Corp.......................................  4,026     60,068
    FB Financial Corp................................................  5,174    194,905
    FBL Financial Group, Inc., Class A...............................  4,367    250,578
    Federal Agricultural Mortgage Corp., Class C.....................  1,582    133,980
    Federated Investors, Inc., Class B............................... 15,549    496,635
    FedNat Holding Co................................................  1,756     25,199
    Fidelity National Financial, Inc................................. 14,494    664,405
    Fifth Third Bancorp.............................................. 58,112  1,689,897
    Financial Institutions, Inc......................................  2,921     91,807
    First American Financial Corp.................................... 11,767    726,965
    First Bancorp....................................................  4,770    180,067
    First BanCorp.................................................... 35,938    378,068
    First Bancorp, Inc...............................................  1,481     41,868
    First Bancshares, Inc. (The).....................................  1,821     60,020
    First Bank.......................................................    916      9,673
    First Busey Corp.................................................  9,880    260,536
    First Business Financial Services, Inc...........................    989     24,052
    First Choice Bancorp.............................................    624     13,953
    First Citizens BancShares, Inc., Class A.........................  1,252    615,884
    First Commonwealth Financial Corp................................ 16,640    234,458
    First Community Bancshares, Inc..................................  3,990    127,002
    First Defiance Financial Corp....................................  3,646    112,734
    First Financial Bancorp.......................................... 16,417    384,814
#   First Financial Bankshares, Inc.................................. 13,654    454,405
    First Financial Corp.............................................  1,139     49,968
    First Financial Northwest, Inc...................................  1,800     25,470
    First Foundation, Inc............................................  5,470     87,575
    First Hawaiian, Inc.............................................. 21,301    582,156

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
    First Horizon National Corp...................................... 33,203 $  530,252
    First Internet Bancorp...........................................  1,237     28,129
    First Interstate BancSystem, Inc., Class A.......................  6,686    280,545
    First Merchants Corp.............................................  8,552    338,232
    First Mid Bancshares, Inc........................................  2,167     75,628
    First Midwest Bancorp, Inc....................................... 17,127    351,789
    First Northwest Bancorp..........................................  1,283     22,542
    First of Long Island Corp. (The).................................  3,590     84,150
    First Republic Bank..............................................  6,942    738,351
    FirstCash, Inc...................................................  5,521    465,917
    Flagstar Bancorp, Inc............................................  8,915    323,971
    Flushing Financial Corp..........................................  5,263    113,891
    FNB Corp......................................................... 52,496    633,102
    Franklin Financial Network, Inc..................................  2,340     77,852
    Franklin Resources, Inc.......................................... 24,561    676,656
    FS Bancorp, Inc..................................................    425     24,331
    Fulton Financial Corp............................................ 26,830    457,720
#   GAIN Capital Holdings, Inc.......................................  6,727     28,388
    GAMCO Investors, Inc., Class A...................................  1,540     24,270
*   Genworth Financial, Inc., Class A................................ 60,600    259,368
    German American Bancorp, Inc.....................................  3,377    111,610
    Glacier Bancorp, Inc.............................................  9,633    407,669
    Global Indemnity, Ltd............................................  1,700     42,092
    Globe Life, Inc..................................................  5,807    565,195
    Goldman Sachs Group, Inc. (The)..................................  9,123  1,946,666
*   Great Elm Capital Group, Inc.....................................    619      2,036
    Great Southern Bancorp, Inc......................................  2,505    151,352
    Great Western Bancorp, Inc.......................................  9,899    345,178
*   Green Dot Corp., Class A.........................................  6,779    195,506
#   Greenhill & Co., Inc.............................................  3,377     54,707
#*  Greenlight Capital Re, Ltd., Class A.............................  4,400     47,520
    Guaranty Bancshares, Inc.........................................  1,200     37,992
*   Hallmark Financial Services, Inc.................................  2,410     42,946
    Hamilton Lane, Inc., Class A.....................................  4,246    253,147
    Hancock Whitney Corp............................................. 13,522    527,358
    Hanmi Financial Corp.............................................  4,733     91,110
    Hanover Insurance Group, Inc. (The)..............................  3,543    466,649
*   HarborOne Bancrop, Inc...........................................  5,456     55,706
    Hartford Financial Services Group, Inc. (The).................... 33,320  1,901,906
    HCI Group, Inc...................................................  1,645     69,172
    Heartland Financial USA, Inc.....................................  5,901    276,049
#   Hennessy Advisors, Inc...........................................  1,107     12,288
    Heritage Commerce Corp...........................................  8,432    101,353
    Heritage Financial Corp..........................................  6,566    180,762
    Heritage Insurance Holdings, Inc.................................  4,010     53,413
    Hilltop Holdings, Inc............................................ 12,037    281,184
    Hingham Institution for Savings..................................    155     29,448
    Home Bancorp, Inc................................................  1,154     44,037
    Home BancShares, Inc............................................. 25,808    476,932
*   HomeStreet, Inc..................................................  5,364    160,974
    HomeTrust Bancshares, Inc........................................  3,038     81,115
    Hope Bancorp, Inc................................................ 19,458    277,666
    Horace Mann Educators Corp.......................................  6,832    297,602
    Horizon Bancorp, Inc.............................................  6,336    115,664
    Houlihan Lokey, Inc..............................................  4,722    223,162
*   Howard Bancorp, Inc..............................................  1,896     31,815
    Huntington Bancshares, Inc....................................... 80,223  1,133,551
    IBERIABANK Corp..................................................  7,101    521,142
    Independence Holding Co..........................................  2,048     80,077

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Independent Bank Corp............................................   4,037 $   331,357
    Independent Bank Corp............................................   4,359      98,121
    Independent Bank Group, Inc......................................   6,708     358,677
#   Interactive Brokers Group, Inc., Class A.........................  11,830     562,516
    Intercontinental Exchange, Inc...................................  16,525   1,558,638
    International Bancshares Corp....................................  10,085     413,082
*   INTL. FCStone, Inc...............................................   3,467     138,680
    Invesco, Ltd.....................................................  41,052     690,495
    Investar Holding Corp............................................     501      12,430
    Investors Bancorp, Inc...........................................  44,334     534,225
    Investors Title Co...............................................     166      25,182
    James River Group Holdings, Ltd..................................   5,019     179,730
    Janus Henderson Group P.L.C......................................  19,986     462,276
#   Jefferies Financial Group, Inc...................................  31,263     583,680
    JPMorgan Chase & Co.............................................. 125,349  15,658,597
    Kearny Financial Corp............................................  16,555     232,267
    Kemper Corp......................................................   6,945     499,207
    KeyCorp..........................................................  55,362     994,855
    Kingstone Cos., Inc..............................................     707       5,705
    Kinsale Capital Group, Inc.......................................   2,001     211,546
    KKR & Co., Inc., Class A.........................................   7,507     216,427
    Ladenburg Thalmann Financial Services, Inc.......................  20,093      45,410
    Lakeland Bancorp, Inc............................................   6,960     115,188
    Lakeland Financial Corp..........................................   3,857     179,543
    Lazard, Ltd., Class A............................................  18,273     682,131
    LCNB Corp........................................................     700      12,656
    LegacyTexas Financial Group, Inc.................................   6,235     265,237
    Legg Mason, Inc..................................................   9,673     360,416
*   LendingClub Corp.................................................  14,348     181,359
#*  LendingTree, Inc.................................................   1,074     386,479
    Lincoln National Corp............................................  11,304     638,450
    Live Oak Bancshares, Inc.........................................   5,676     103,019
    Loews Corp.......................................................  16,936     829,864
    LPL Financial Holdings, Inc......................................  15,071   1,218,340
    Luther Burbank Corp..............................................   2,386      27,606
    M&T Bank Corp....................................................  10,144   1,587,840
    Macatawa Bank Corp...............................................   4,300      44,956
    Maiden Holdings, Ltd.............................................  14,428       8,296
    Manning & Napier, Inc............................................   1,962       3,355
*   Markel Corp......................................................     766     896,986
    MarketAxess Holdings, Inc........................................   1,289     475,112
    Marlin Business Services Corp....................................   1,780      42,257
    Marsh & McLennan Cos., Inc.......................................  15,623   1,618,855
*   MBIA, Inc........................................................  17,849     165,817
    Mercantile Bank Corp.............................................   2,926     103,024
    Merchants Bancorp................................................   1,866      30,472
    Mercury General Corp.............................................   8,544     410,625
    Meridian Bancorp, Inc............................................   8,479     165,849
    Meta Financial Group, Inc........................................   5,963     188,789
    MetLife, Inc.....................................................  22,488   1,052,213
*   Metropolitan Bank Holding Corp...................................     506      21,728
    MGIC Investment Corp.............................................  12,754     174,857
    Midland States Bancorp, Inc......................................   3,717      99,616
    MidWestOne Financial Group, Inc..................................   1,517      49,447
    Moelis & Co., Class A............................................   6,240     222,643
    Moody's Corp.....................................................   5,295   1,168,554
    Morgan Stanley...................................................  48,454   2,231,307
    Morningstar, Inc.................................................   4,864     787,190
#*  Mr Cooper Group, Inc.............................................  14,074     180,147

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
    MSCI, Inc........................................................  3,231 $  757,863
    MutualFirst Financial, Inc.......................................  1,200     47,868
    Nasdaq, Inc......................................................  8,708    868,797
    National Bank Holdings Corp., Class A............................  5,328    183,283
    National Bankshares, Inc.........................................    518     21,797
    National General Holdings Corp................................... 17,952    382,737
    National Western Life Group, Inc., Class A.......................    548    149,385
    Navient Corp..................................................... 38,838    534,799
    NBT Bancorp, Inc.................................................  8,109    322,333
    Nelnet, Inc., Class A............................................  4,956    303,654
#   New York Community Bancorp, Inc.................................. 49,204    573,227
>>  NewStar Financial, Inc...........................................  6,871      4,825
*   NI Holdings, Inc.................................................  1,752     30,660
*   Nicholas Financial, Inc..........................................    801      6,736
*   Nicolet Bankshares, Inc..........................................  1,249     86,156
*   NMI Holdings, Inc., Class A......................................  9,763    285,568
    Northern Trust Corp.............................................. 11,502  1,146,519
    Northfield Bancorp, Inc..........................................  8,607    146,405
    Northrim BanCorp, Inc............................................    900     35,055
    Northwest Bancshares, Inc........................................ 18,491    311,943
    OceanFirst Financial Corp........................................  8,952    214,221
*   Ocwen Financial Corp............................................. 14,518     24,535
    OFG Bancorp......................................................  9,654    196,073
    Old Line Bancshares, Inc.........................................  1,887     55,251
    Old National Bancorp............................................. 28,697    516,403
    Old Republic International Corp.................................. 32,144    718,097
    Old Second Bancorp, Inc..........................................  4,090     49,366
*   On Deck Capital, Inc............................................. 10,484     46,759
    OneMain Holdings, Inc............................................ 16,432    657,280
    Oppenheimer Holdings, Inc., Class A..............................  3,256     88,563
    Opus Bank........................................................  5,305    131,511
#   Origin Bancorp, Inc..............................................  3,105    109,265
    Oritani Financial Corp...........................................  9,197    171,616
    Orrstown Financial Services, Inc.................................    909     19,716
*   Pacific Mercantile Bancorp.......................................  2,550     18,258
    Pacific Premier Bancorp, Inc..................................... 10,646    359,356
    PacWest Bancorp.................................................. 12,656    468,145
    Park National Corp...............................................  2,477    250,796
    Parke Bancorp, Inc...............................................  1,315     31,613
    PCB Bancorp......................................................    783     13,100
    PCSB Financial Corp..............................................  2,196     44,491
    Peapack Gladstone Financial Corp.................................  2,762     80,650
    Penns Woods Bancorp, Inc.........................................  1,243     37,998
*   Pennymac Financial Services, Inc................................. 11,137    346,695
    Peoples Bancorp, Inc.............................................  2,534     82,887
    Peoples Financial Services Corp..................................    400     19,672
    People's United Financial, Inc................................... 42,429    686,077
    People's Utah Bancorp............................................  1,700     49,470
    Pinnacle Financial Partners, Inc.................................  8,118    477,501
    Piper Jaffray Cos................................................  2,600    204,204
    PJT Partners, Inc., Class A......................................    747     31,023
    PNC Financial Services Group, Inc. (The)......................... 12,136  1,780,351
#*  Ponce de Leon Federal Bank.......................................  1,100     15,433
    Popular, Inc..................................................... 10,173    554,022
#*  PRA Group, Inc...................................................  7,470    253,457
    Preferred Bank...................................................  2,495    133,008
    Premier Financial Bancorp, Inc...................................  1,898     33,689
    Primerica, Inc...................................................  6,504    820,675
    Principal Financial Group, Inc................................... 21,274  1,135,606

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
    ProAssurance Corp................................................  8,871 $  347,921
    Progressive Corp. (The).......................................... 16,797  1,170,751
#   Prosperity Bancshares, Inc.......................................  7,354    507,573
    Protective Insurance Corp., Class B..............................  2,066     32,870
*   Provident Bancorp, Inc...........................................  1,022     11,651
    Provident Financial Holdings, Inc................................  1,300     26,078
    Provident Financial Services, Inc................................ 11,857    295,832
    Prudential Bancorp, Inc..........................................    845     14,745
    Prudential Financial, Inc........................................ 11,285  1,028,515
    Pzena Investment Management, Inc., Class A.......................  1,300     10,790
    QCR Holdings, Inc................................................  1,925     78,116
    Radian Group, Inc................................................ 10,400    261,040
    Raymond James Financial, Inc.....................................  7,425    619,913
    RBB Bancorp......................................................  2,116     42,616
*   Regional Management Corp.........................................  1,515     43,829
    Regions Financial Corp........................................... 56,256    905,722
    Reinsurance Group of America, Inc................................  3,457    561,659
    RenaissanceRe Holdings, Ltd......................................  4,814    901,084
    Renasant Corp....................................................  9,006    312,508
    Republic Bancorp, Inc., Class A..................................  3,438    152,888
*   Republic First Bancorp, Inc......................................  6,280     25,434
    Riverview Bancorp, Inc...........................................    100        719
    RLI Corp.........................................................  3,585    348,892
    S&P Global, Inc..................................................  8,472  2,185,691
    S&T Bancorp, Inc.................................................  6,690    251,912
*   Safeguard Scientifics, Inc.......................................  1,519     17,180
    Safety Insurance Group, Inc......................................  2,530    245,916
    Sandy Spring Bancorp, Inc........................................  6,454    222,663
    Santander Consumer USA Holdings, Inc............................. 38,856    974,508
    SB One Bancorp...................................................    800     17,664
*   Seacoast Banking Corp. of Florida................................  4,740    132,720
    SEI Investments Co............................................... 18,552  1,111,636
*   Select Bancorp, Inc..............................................  2,670     30,171
    Selective Insurance Group, Inc...................................  6,723    464,694
    ServisFirst Bancshares, Inc......................................  7,036    246,260
    Shore Bancshares, Inc............................................  1,532     23,915
    Sierra Bancorp...................................................  1,944     52,955
    Signature Bank...................................................  5,653    668,863
    Silvercrest Asset Management Group, Inc., Class A................    800      9,616
    Simmons First National Corp., Class A............................ 14,506    346,984
    SLM Corp......................................................... 48,696    410,994
*   SmartFinancial, Inc..............................................    641     13,493
    South State Corp.................................................  5,433    428,446
*   Southern First Bancshares, Inc...................................    700     28,217
    Southern Missouri Bancorp, Inc...................................  1,213     44,165
    Southern National Bancorp of Virginia, Inc.......................  3,254     51,543
#   Southside Bancshares, Inc........................................  5,693    196,124
*   Spirit of Texas Bancshares, Inc..................................  1,299     27,149
    State Auto Financial Corp........................................  7,246    239,770
    State Street Corp................................................ 20,064  1,325,628
    Sterling Bancorp................................................. 21,474    421,964
    Sterling Bancorp, Inc............................................  3,844     37,248
    Stewart Information Services Corp................................  3,962    162,125
    Stifel Financial Corp............................................ 11,434    640,075
    Stock Yards Bancorp, Inc.........................................  2,400     95,856
    Summit Financial Group, Inc......................................  1,249     31,800
    SunTrust Banks, Inc.............................................. 15,631  1,068,223
*   SVB Financial Group..............................................  3,366    745,502
    Synchrony Financial.............................................. 65,540  2,318,150

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Synovus Financial Corp...........................................  18,544 $  628,085
    T Rowe Price Group, Inc..........................................  16,347  1,892,983
    TCF Financial Corp...............................................  26,268  1,039,950
    TD Ameritrade Holding Corp.......................................  13,876    532,561
    Territorial Bancorp, Inc.........................................   1,300     38,428
*   Texas Capital Bancshares, Inc....................................   6,755    365,175
    TFS Financial Corp...............................................  10,988    211,629
*   Third Point Reinsurance, Ltd.....................................  15,019    142,530
    Timberland Bancorp, Inc..........................................     500     13,250
    Tiptree, Inc.....................................................   5,339     39,242
    Tompkins Financial Corp..........................................   1,833    160,406
    Towne Bank.......................................................  12,538    352,192
    Travelers Cos., Inc. (The).......................................  12,070  1,581,894
    TriCo Bancshares.................................................   5,202    195,751
*   TriState Capital Holdings, Inc...................................   4,350    100,572
*   Triumph Bancorp, Inc.............................................   3,989    129,443
    TrustCo Bank Corp. NY............................................  13,664    118,057
#   Trustmark Corp...................................................  10,221    350,785
    U.S. Bancorp.....................................................  48,404  2,759,996
    UMB Financial Corp...............................................   7,538    491,930
    Umpqua Holdings Corp.............................................  32,017    506,509
#   United Bankshares, Inc...........................................  16,146    638,413
    United Community Banks, Inc......................................  13,224    399,497
    United Community Financial Corp..................................   6,434     73,283
    United Financial Bancorp, Inc....................................   8,746    123,494
    United Fire Group, Inc...........................................   3,989    181,579
    United Insurance Holdings Corp...................................   6,562     80,450
    United Security Bancshares.......................................     402      4,088
    Unity Bancorp, Inc...............................................     471     10,287
    Universal Insurance Holdings, Inc................................   6,041    163,771
    Univest Financial Corp...........................................   4,401    113,326
    Unum Group.......................................................  22,554    621,137
#   Valley National Bancorp..........................................  53,384    618,187
    Value Line, Inc..................................................     213      4,309
    Veritex Holdings, Inc............................................   7,085    174,433
#   Virtu Financial, Inc., Class A...................................  13,028    220,955
    Virtus Investment Partners, Inc..................................   1,053    114,229
    Voya Financial, Inc..............................................  14,371    775,459
#   Waddell & Reed Financial, Inc., Class A..........................  12,818    212,266
    Walker & Dunlop, Inc.............................................   5,376    338,634
    Washington Federal, Inc..........................................   8,533    311,113
    Washington Trust Bancorp, Inc....................................   2,152    109,946
    Waterstone Financial, Inc........................................   4,026     75,004
    Webster Financial Corp...........................................   9,015    397,561
    Wells Fargo & Co................................................. 163,973  8,465,926
    WesBanco, Inc....................................................   9,133    343,309
    West Bancorporation, Inc.........................................   1,799     42,241
#   Westamerica Bancorporation.......................................   3,633    239,851
    Western Alliance Bancorp.........................................  10,967    541,002
    Western New England Bancorp, Inc.................................   3,241     30,984
    Westwood Holdings Group, Inc.....................................   1,130     34,160
    White Mountains Insurance Group, Ltd.............................     580    621,180
    Willis Towers Watson P.L.C.......................................   6,121  1,144,015
    Wintrust Financial Corp..........................................   8,704    555,489
#   WisdomTree Investments, Inc......................................  22,580    115,384
*   World Acceptance Corp............................................   1,607    166,823
    WR Berkley Corp..................................................   9,256    646,994
    WSFS Financial Corp..............................................   9,099    383,705

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ ------------
FINANCIALS -- (Continued)
    Zions Bancorp NA................................................. 16,756 $    812,163
                                                                             ------------
TOTAL FINANCIALS.....................................................         221,523,930
                                                                             ------------
HEALTH CARE -- (6.1%)
    Abbott Laboratories.............................................. 34,459    2,881,117
*   ABIOMED, Inc.....................................................  1,829      379,664
#*  Acadia Healthcare Co., Inc....................................... 14,410      432,156
*   Acceleron Pharma Inc.............................................    288       12,923
*   Achillion Pharmaceuticals, Inc................................... 21,184      135,789
#*  Acorda Therapeutics, Inc.........................................  6,805       11,228
*   Addus HomeCare Corp..............................................  1,934      162,862
*   Aduro Biotech, Inc...............................................  4,711        5,371
*   Adverum Biotechnologies, Inc.....................................  9,125       66,339
#*  Agios Pharmaceuticals, Inc.......................................  2,785       83,773
#*  Akebia Therapeutics, Inc......................................... 12,843       47,904
*   Albireo Pharma, Inc..............................................    887       16,294
*   Alexion Pharmaceuticals, Inc.....................................  7,921      834,873
*   Align Technology, Inc............................................  3,480      877,969
*   Alkermes P.L.C...................................................  7,558      147,608
*   Allscripts Healthcare Solutions, Inc............................. 26,335      288,105
#*  Alnylam Pharmaceuticals, Inc.....................................  3,781      327,964
#*  AMAG Pharmaceuticals, Inc........................................  7,011       68,042
*   Amedisys, Inc....................................................  4,356      559,833
*   American Renal Associates Holdings, Inc..........................  5,573       46,367
    AmerisourceBergen Corp........................................... 17,341    1,480,575
*   AMN Healthcare Services, Inc.....................................  7,401      434,883
*   AnaptysBio, Inc..................................................  3,513      132,510
*   AngioDynamics, Inc...............................................  5,619       85,971
#*  Anika Therapeutics, Inc..........................................  2,097      147,608
    Anthem, Inc......................................................  8,231    2,214,797
#*  Apollo Medical Holdings, Inc.....................................  2,065       30,913
*   Applied Genetic Technologies Corp................................    868        2,630
*   Arcus Biosciences, Inc...........................................  4,000       31,400
*   Ardelyx, Inc.....................................................  4,740       23,700
*   Assembly Biosciences, Inc........................................  1,961       32,376
*   Assertio Therapeutics, Inc.......................................  8,079        6,383
#*  Atara Biotherapeutics, Inc.......................................  4,348       47,480
*   AtriCure Inc.....................................................  3,311       88,039
    Atrion Corp......................................................    237      199,893
*   Avanos Medical, Inc..............................................  7,494      330,036
*   Avrobio, Inc.....................................................  1,800       26,136
*   AxoGen, Inc......................................................  3,229       40,153
    Baxter International, Inc........................................ 13,945    1,069,581
*   BioMarin Pharmaceutical, Inc.....................................  6,180      452,438
*   BioSpecifics Technologies Corp...................................  1,201       58,164
*   BioTelemetry, Inc................................................  3,516      138,390
*   Boston Scientific Corp........................................... 20,865      870,070
*   Brookdale Senior Living, Inc..................................... 34,248      251,723
    Bruker Corp...................................................... 14,078      626,471
*   Calithera Biosciences, Inc.......................................  4,617       13,297
*   Cambrex Corp.....................................................  4,308      257,317
#   Cantel Medical Corp..............................................  3,845      280,262
*   Capital Senior Living Corp.......................................  2,106        8,656
    Cardinal Health, Inc............................................. 22,055    1,090,620
*   Cardiovascular Systems, Inc......................................  1,446       64,376
*   Castlight Health, Inc., Class B..................................  9,290       14,028
*   Centene Corp..................................................... 19,577    1,039,147
    Cerner Corp...................................................... 22,496    1,509,932
    Chemed Corp......................................................  1,762      694,069

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES  VALUE>>
                                                                       ------ ----------
HEALTH CARE -- (Continued)
*    ChemoCentryx, Inc................................................  5,991 $   51,523
*    Cigna Corp....................................................... 17,801  3,176,766
#*   Collegium Pharmaceutical, Inc....................................  1,638     19,656
     Computer Programs & Systems, Inc.................................    864     19,932
*    Concert Pharmaceuticals, Inc.....................................  4,356     27,138
     CONMED Corp......................................................  3,906    429,738
*    CorVel Corp......................................................  3,700    292,744
#*   Covetrus, Inc....................................................  4,351     43,140
*    Cross Country Healthcare, Inc....................................  7,273     78,621
*    CryoLife, Inc....................................................  4,083     91,663
#*   Cumberland Pharmaceuticals, Inc..................................  1,600      8,416
*    Cutera, Inc......................................................  1,041     32,792
     CVS Health Corp.................................................. 47,059  3,124,247
*    Cyclerion Therapeutics, Inc......................................  1,828      4,369
*    Cymabay Therapeutics, Inc........................................  5,469     24,556
*    CytomX Therapeutics, Inc.........................................  1,868     11,451
*    DaVita, Inc...................................................... 14,575    854,095
*    Deciphera Pharmaceuticals, Inc...................................  6,534    289,718
#*   Denali Therapeutics, Inc......................................... 11,092    173,812
     DENTSPLY SIRONA, Inc............................................. 10,601    580,723
#*   Dermira, Inc.....................................................  3,600     24,084
*    DexCom, Inc......................................................    979    151,001
*    Digirad Corp.....................................................    290      1,186
#*   Diplomat Pharmacy, Inc........................................... 13,263     72,151
*    Edwards Lifesciences Corp........................................  1,369    326,342
*    Elanco Animal Health, Inc........................................  7,994    215,998
*>>  Elanco Animal Health, Inc........................................  2,379          0
*    Emergent BioSolutions, Inc.......................................  6,778    387,430
*    Enanta Pharmaceuticals, Inc......................................  2,515    153,113
     Encompass Health Corp............................................ 13,306    851,850
     Ensign Group, Inc. (The).........................................  8,380    354,055
#*   Epizyme, Inc..................................................... 11,524    132,641
#*   Evolent Health, Inc., Class A.................................... 15,042    114,620
#*   Exact Sciences Corp..............................................  2,217    192,879
*    Exelixis, Inc.................................................... 38,631    596,849
*    FibroGen, Inc....................................................  2,161     84,603
*    Five Star Senior Living, Inc.....................................     85        451
*    FONAR Corp.......................................................  1,170     23,786
#*   G1 Therapeutics, Inc.............................................  4,737    100,519
#*   Genomic Health, Inc..............................................    782     52,144
#*   Global Blood Therapeutics, Inc...................................  4,548    218,077
*    Globus Medical, Inc., Class A....................................  4,611    241,478
*    GlycoMimetics, Inc...............................................  3,403     17,968
*    Haemonetics Corp.................................................  3,933    474,831
#*   Hanger, Inc......................................................    525     11,870
*    HealthEquity, Inc................................................  2,890    164,123
*    HealthStream, Inc................................................  4,637    130,114
*    Henry Schein, Inc................................................  7,869    492,481
#*   Heron Therapeutics, Inc..........................................  1,420     30,175
#*   Heska Corp.......................................................    405     32,813
     Hill-Rom Holdings, Inc...........................................  8,548    894,890
*    HMS Holdings Corp................................................  9,021    294,896
*    Hologic, Inc..................................................... 20,848  1,007,167
*    Horizon Therapeutics P.L.C....................................... 21,518    622,085
     Humana, Inc......................................................  6,130  1,803,446
*    ICU Medical, Inc.................................................  1,300    210,093
*    IDEXX Laboratories, Inc..........................................  3,973  1,132,345
*    Incyte Corp......................................................  3,843    322,505
*    Innoviva, Inc.................................................... 12,963    150,630

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
HEALTH CARE -- (Continued)
*   Inogen, Inc......................................................  2,451 $  133,420
#*  Inovalon Holdings, Inc., Class A.................................  4,195     65,568
#*  Inovio Pharmaceuticals, Inc......................................  3,700      7,881
#*  Insmed, Inc......................................................  2,550     47,405
#*  Insulet Corp.....................................................  1,294    188,044
*   Integer Holdings Corp............................................  4,638    359,167
*   Integra LifeSciences Holdings Corp...............................  6,033    350,276
#*  Intellia Therapeutics, Inc.......................................  4,713     58,842
#*  IntriCon Corp....................................................    300      6,204
*   Intuitive Surgical, Inc..........................................  1,035    572,303
#   Invacare Corp....................................................  5,484     42,336
#*  Invitae Corp.....................................................  1,605     25,857
#*  Ionis Pharmaceuticals, Inc.......................................  3,134    174,626
#*  Iovance Biotherapeutics, Inc.....................................  9,917    209,546
*   IQVIA Holdings, Inc..............................................  7,705  1,112,756
*   Jazz Pharmaceuticals P.L.C.......................................  6,066    762,072
*   Kala Pharmaceuticals, Inc........................................  1,454      5,278
*   KalVista Pharmaceuticals, Inc....................................  1,219     12,921
#*  Karyopharm Therapeutics, Inc.....................................  3,855     45,104
*   Kindred Biosciences, Inc.........................................  4,043     33,031
*   Kura Oncology, Inc...............................................  4,804     71,964
*   Laboratory Corp. of America Holdings.............................  5,195    855,980
#*  Lannett Co., Inc.................................................  1,300     15,457
*   Lantheus Holdings, Inc...........................................  8,507    177,371
    LeMaitre Vascular, Inc...........................................  1,973     68,266
*   LHC Group, Inc...................................................  4,032    447,431
#*  Ligand Pharmaceuticals, Inc......................................  2,286    248,740
*   LivaNova P.L.C...................................................  5,324    376,567
    Luminex Corp.....................................................  6,401    131,189
*   MacroGenics, Inc.................................................  6,127     52,080
#*  Madrigal Pharmaceuticals, Inc....................................  1,747    161,475
*   Magellan Health, Inc.............................................  4,058    263,364
#*  Mallinckrodt P.L.C............................................... 14,740     46,578
*   Masimo Corp......................................................  2,528    368,557
    McKesson Corp.................................................... 13,633  1,813,189
*   Medpace Holdings, Inc............................................  4,749    349,669
    Medtronic P.L.C.................................................. 24,028  2,616,649
#*  Melinta Therapeutics, Inc........................................    357        928
    Meridian Bioscience, Inc.........................................  7,966     77,987
*   Merit Medical Systems, Inc.......................................  7,216    149,046
#   Mesa Laboratories, Inc...........................................    245     55,799
*   Mettler-Toledo International, Inc................................  1,569  1,106,051
*   Minerva Neurosciences, Inc.......................................  5,706     27,046
#*  Mirati Therapeutics, Inc.........................................  1,045     98,418
*   Molecular Templates, Inc.........................................  2,700     22,842
*   Molina Healthcare, Inc...........................................  8,818  1,037,350
*   Momenta Pharmaceuticals, Inc.....................................  9,562    148,020
*   Myriad Genetics, Inc............................................. 11,752    395,690
#*  NantKwest, Inc...................................................  3,700      3,885
    National HealthCare Corp.........................................  2,673    219,667
    National Research Corp...........................................  2,585    148,457
*   Natus Medical, Inc...............................................  4,797    161,563
#*  Neogen Corp......................................................  3,025    196,807
*   NeoGenomics, Inc.................................................  5,221    119,718
*   Neurocrine Biosciences, Inc......................................  1,050    104,465
#*  NewLink Genetics Corp............................................    540        799
*   NextGen Healthcare, Inc..........................................  7,770    131,352
*   NuVasive, Inc....................................................  3,653    257,683
#*  Nuvectra Corp....................................................    663        875

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
HEALTH CARE -- (Continued)
*   ObsEva SA........................................................  3,939 $   30,409
*   Omnicell, Inc....................................................  2,910    204,835
#*  OPKO Health, Inc................................................. 81,984    116,417
#*  Option Care Health, Inc.......................................... 15,003     53,111
*   OraSure Technologies, Inc........................................  7,089     60,540
*   Orthofix Medical, Inc............................................  2,488    104,571
*   Otonomy, Inc.....................................................  4,367      9,957
#   Owens & Minor, Inc...............................................  9,088     61,162
*   Oxford Immunotec Global P.L.C....................................  4,271     66,243
*   Pacira BioSciences, Inc..........................................  3,056    123,737
#   Patterson Cos., Inc.............................................. 15,555    266,457
*   PDL BioPharma, Inc............................................... 20,904     58,949
    Pennant Group, Inc...............................................  4,190     75,378
#*  Penumbra, Inc....................................................    718    111,986
#*  PetIQ, Inc.......................................................  2,017     49,860
    Phibro Animal Health Corp., Class A..............................  3,118     74,707
*   PRA Health Sciences, Inc.........................................  6,179    603,750
*   Premier, Inc., Class A...........................................  8,390    273,346
#*  Prestige Consumer Healthcare, Inc................................  8,493    301,162
*   Progenics Pharmaceuticals, Inc...................................  4,762     25,286
*   Protagonist Therapeutics, Inc....................................  3,345     44,990
*   Prothena Corp. P.L.C.............................................  5,425     49,368
*   Providence Service Corp. (The)...................................  1,714    109,473
    Quest Diagnostics, Inc...........................................  6,881    696,701
*   Quidel Corp......................................................  3,607    205,238
*   RadNet, Inc......................................................  5,706     89,128
*   Repligen Corp....................................................  3,325    264,304
    ResMed, Inc......................................................  6,035    892,697
*   Retrophin, Inc...................................................  4,493     53,916
#*  Revance Therapeutics, Inc........................................  5,715     89,497
#*  Rhythm Pharmaceuticals, Inc......................................  4,359     92,934
*   Rigel Pharmaceuticals, Inc....................................... 17,905     36,705
#*  Rocket Pharmaceuticals, Inc......................................  5,894     85,699
*   RTI Surgical Holdings, Inc.......................................  9,786     21,529
#*  Sage Therapeutics, Inc...........................................  1,801    244,306
#*  Sarepta Therapeutics, Inc........................................  1,252    103,991
*   SeaSpine Holdings Corp...........................................    959     13,273
*   Seattle Genetics, Inc............................................  3,143    337,558
*   Select Medical Holdings Corp..................................... 17,803    324,371
#*  Sientra, Inc.....................................................  4,064     26,132
#*  SIGA Technologies, Inc...........................................  3,400     18,870
    Simulations Plus, Inc............................................  2,208     78,185
*   Spark Therapeutics, Inc..........................................  3,610    394,104
#*  Spectrum Pharmaceuticals, Inc.................................... 11,608     90,078
#*  STAAR Surgical Co................................................  1,031     33,796
    STERIS P.L.C.....................................................  5,726    810,630
    Stryker Corp.....................................................  6,584  1,423,922
*   Supernus Pharmaceuticals, Inc....................................  7,971    221,514
*   Surmodics, Inc...................................................    551     26,178
*   Syneos Health, Inc............................................... 10,823    542,773
#*  Synlogic, Inc....................................................  2,058      4,404
#*  Syros Pharmaceuticals, Inc.......................................  1,876      9,708
#*  Teladoc Health, Inc..............................................  2,994    229,340
    Teleflex, Inc....................................................  1,624    564,194
#*  Tivity Health, Inc...............................................  7,570    122,710
#*  Triple-S Management Corp., Class B...............................  2,937     44,437
*   United Therapeutics Corp.........................................  7,208    647,567
    US Physical Therapy, Inc.........................................    789    111,620
    Utah Medical Products, Inc.......................................    296     30,331

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
HEALTH CARE -- (Continued)
*   Vanda Pharmaceuticals, Inc.......................................  6,449 $    87,126
*   Varex Imaging Corp...............................................  5,401     162,084
*   Varian Medical Systems, Inc......................................  4,425     534,584
*   Veeva Systems, Inc., Class A.....................................  2,151     305,076
#*  Verastem, Inc....................................................  3,540       3,859
*   Vertex Pharmaceuticals, Inc......................................  2,086     407,771
#*  Vocera Communications, Inc.......................................    864      17,211
*   Waters Corp......................................................  4,097     867,007
*   WellCare Health Plans, Inc.......................................  3,298     978,187
    West Pharmaceutical Services, Inc................................  3,544     509,769
#*  Wright Medical Group NV..........................................  8,318     173,014
#*  Xencor, Inc......................................................  6,719     229,857
    Zimmer Biomet Holdings, Inc......................................  9,693   1,339,863
    Zoetis, Inc...................................................... 17,293   2,212,121
#*  Zogenix, Inc.....................................................  2,973     132,744
                                                                             -----------
TOTAL HEALTH CARE....................................................         79,162,912
                                                                             -----------
INDUSTRIALS -- (13.8%)
    3M Co............................................................ 25,793   4,255,587
#   AAON, Inc........................................................  9,578     466,065
    AAR Corp.........................................................  5,387     224,907
    ABM Industries, Inc..............................................  8,479     309,144
*   Acacia Research Corp.............................................  2,366       6,010
    ACCO Brands Corp................................................. 18,062     165,267
    Actuant Corp., Class A...........................................  8,856     219,363
    Acuity Brands, Inc...............................................  5,701     711,428
*   Advanced Disposal Services, Inc.................................. 12,761     418,306
    Advanced Drainage Systems, Inc...................................  8,197     303,453
*   AECOM............................................................ 16,114     644,721
*   Aegion Corp......................................................  5,936     128,633
    AGCO Corp........................................................  8,279     634,917
    Air Lease Corp................................................... 17,658     776,599
*   Air Transport Services Group, Inc................................  9,198     192,330
    Aircastle, Ltd................................................... 14,004     381,189
    Alamo Group, Inc.................................................  1,500     160,590
    Alaska Air Group, Inc............................................ 13,705     951,538
    Albany International Corp., Class A..............................  4,589     385,384
    Allegiant Travel Co..............................................  2,502     418,660
    Allegion P.L.C...................................................  5,773     669,899
    Allied Motion Technologies, Inc..................................  1,625      61,522
    Allison Transmission Holdings, Inc............................... 14,113     615,468
    Altra Industrial Motion Corp.....................................  6,844     210,795
    AMERCO...........................................................  3,162   1,280,736
*   Ameresco, Inc., Class A..........................................  3,516      51,826
#   American Airlines Group, Inc..................................... 16,310     490,279
*   American Woodmark Corp...........................................  2,938     291,332
    AMETEK, Inc...................................................... 12,568   1,151,857
    AO Smith Corp.................................................... 12,619     626,912
    Apogee Enterprises, Inc..........................................  4,460     167,428
    Applied Industrial Technologies, Inc.............................  5,929     354,791
*   ARC Document Solutions, Inc......................................  6,764       9,199
    ArcBest Corp.....................................................  4,841     139,856
    Arconic, Inc..................................................... 31,252     858,492
    Arcosa, Inc......................................................  5,619     215,826
    Argan, Inc.......................................................  2,682     101,514
*   Armstrong Flooring, Inc..........................................  4,306      26,439
    Armstrong World Industries, Inc..................................  5,207     487,011
*   Arotech Corp.....................................................  3,345       9,935
*   ASGN, Inc........................................................  7,408     471,075

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    Astec Industries, Inc............................................  3,697 $  129,728
*   Astronics Corp...................................................  3,552    102,795
*   Astronics Corp., Class B.........................................    835     24,215
*   Atkore International Group, Inc..................................  6,051    209,970
*   Atlas Air Worldwide Holdings, Inc................................  4,083     89,540
*   Avis Budget Group, Inc........................................... 11,933    354,529
    AZZ, Inc.........................................................  3,732    144,764
    Barnes Group, Inc................................................  6,940    405,643
    Barrett Business Services, Inc...................................  1,545    135,543
*   Beacon Roofing Supply, Inc....................................... 10,519    326,510
    BG Staffing, Inc.................................................  1,394     26,667
*   Blue Bird Corp...................................................  4,546     88,829
*   BMC Stock Holdings, Inc.......................................... 10,755    290,277
    Brady Corp., Class A.............................................  6,607    372,238
    Briggs & Stratton Corp...........................................  7,415     54,649
    Brink's Co. (The)................................................  5,107    433,891
*   Broadwind Energy, Inc............................................  2,383      3,908
*   Builders FirstSource, Inc........................................ 18,911    427,578
*   CAI International, Inc...........................................  3,296     78,346
    Carlisle Cos., Inc...............................................  6,318    962,042
*   Casella Waste Systems, Inc., Class A.............................  6,117    266,640
    Caterpillar, Inc................................................. 27,830  3,834,974
*   CBIZ, Inc........................................................  7,764    212,501
*   CECO Environmental Corp..........................................  5,117     35,103
#   CH Robinson Worldwide, Inc....................................... 10,835    819,559
*   Chart Industries, Inc............................................  4,728    277,203
#*  Cimpress NV......................................................  3,363    444,320
    Cintas Corp......................................................  6,055  1,626,797
*   CIRCOR International, Inc........................................  3,070    117,550
*   Civeo Corp....................................................... 23,478     24,887
*   Clean Harbors, Inc...............................................  8,583    707,754
#*  Colfax Corp...................................................... 15,380    516,768
    Columbus McKinnon Corp...........................................  2,711    101,717
    Comfort Systems USA, Inc.........................................  5,828    293,789
*   Commercial Vehicle Group, Inc....................................  7,440     54,238
*   Construction Partners, Inc., Class A.............................  4,406     75,431
*   Continental Building Products, Inc...............................  6,680    199,799
    Copa Holdings SA, Class A........................................  4,494    457,220
*   Copart, Inc...................................................... 13,215  1,092,088
*   Cornerstone Building Brands, Inc................................. 16,073    100,456
    Costamare, Inc................................................... 18,803    147,792
*   CoStar Group, Inc................................................    883    485,226
    Covanta Holding Corp............................................. 16,529    238,679
*   Covenant Transportation Group, Inc., Class A.....................  2,890     44,419
*   CPI Aerostructures, Inc..........................................  1,046      8,148
    CRA International, Inc...........................................  1,211     59,642
    Crane Co.........................................................  8,493    649,884
    CSW Industrials, Inc.............................................  2,635    182,395
    CSX Corp......................................................... 35,426  2,489,385
    Cummins, Inc..................................................... 16,129  2,781,930
    Curtiss-Wright Corp..............................................  6,017    813,799
    Deere & Co....................................................... 13,504  2,351,587
    Delta Air Lines, Inc............................................. 36,528  2,011,962
    Deluxe Corp......................................................  6,892    357,212
    Donaldson Co., Inc............................................... 13,954    735,934
    Douglas Dynamics, Inc............................................  4,778    223,754
    Dover Corp....................................................... 10,328  1,072,976
*   Ducommun, Inc....................................................  1,848     91,624
*   DXP Enterprises, Inc.............................................  1,836     63,379

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U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
*   Dycom Industries, Inc............................................  4,836 $  220,473
#*  Eagle Bulk Shipping, Inc.........................................  6,676     28,974
    Eastern Co. (The)................................................    312      8,608
    Eaton Corp. P.L.C................................................ 13,958  1,215,881
*   Echo Global Logistics, Inc.......................................  4,801     95,588
    EMCOR Group, Inc.................................................  7,611    667,561
    Emerson Electric Co.............................................. 28,042  1,967,146
    Encore Wire Corp.................................................  3,557    199,903
    EnerSys..........................................................  6,065    405,506
    Ennis, Inc.......................................................  3,943     77,243
    EnPro Industries, Inc............................................  3,288    228,680
    Equifax, Inc.....................................................  4,830    660,309
    ESCO Technologies, Inc...........................................  3,769    318,443
    Espey Manufacturing & Electronics Corp...........................    200      4,546
*   Evoqua Water Technologies Corp...................................  1,571     27,288
    Expeditors International of Washington, Inc...................... 13,844  1,009,781
    Exponent, Inc....................................................  6,644    422,093
    Fastenal Co...................................................... 33,730  1,212,256
    Federal Signal Corp.............................................. 10,280    333,483
    FedEx Corp....................................................... 11,908  1,817,875
    Flowserve Corp...................................................  7,984    389,939
    Fluor Corp....................................................... 15,166    244,324
    Forrester Research, Inc..........................................  3,145    108,440
    Fortive Corp..................................................... 12,878    888,582
    Fortune Brands Home & Security, Inc.............................. 18,981  1,139,809
    Forward Air Corp.................................................  4,408    304,901
*   Franklin Covey Co................................................  1,696     64,787
    Franklin Electric Co., Inc.......................................  6,549    352,664
*   FreightCar America, Inc..........................................  1,800      6,012
*   FTI Consulting, Inc..............................................  4,198    457,036
#*  Gardner Denver Holdings, Inc..................................... 28,508    907,410
#   GATX Corp........................................................  5,561    442,378
*   Genco Shipping & Trading, Ltd....................................  4,464     44,104
*   Gencor Industries, Inc...........................................  1,048     13,100
*   Generac Holdings, Inc............................................  9,570    924,271
*   Genesee & Wyoming, Inc., Class A.................................  5,949    660,517
*   Gibraltar Industries, Inc........................................  4,567    243,101
*   GMS, Inc.........................................................  6,537    195,849
#   Golden Ocean Group, Ltd.......................................... 11,267     64,447
*   Goldfield Corp. (The)............................................  5,963     13,536
    Gorman-Rupp Co. (The)............................................  4,380    161,797
*   GP Strategies Corp...............................................  2,129     23,632
    Graco, Inc....................................................... 18,078    817,126
#   GrafTech International, Ltd...................................... 18,235    220,279
    Graham Corp......................................................    739     16,746
    Granite Construction, Inc........................................  8,076    190,109
*   Great Lakes Dredge & Dock Corp...................................  8,897     95,643
    Greenbrier Cos., Inc. (The)......................................  6,718    196,770
    Griffon Corp.....................................................  7,377    157,204
    H&E Equipment Services, Inc......................................  6,393    216,978
*   Harsco Corp...................................................... 12,092    245,105
    Hawaiian Holdings, Inc...........................................  7,630    218,294
*   HD Supply Holdings, Inc.......................................... 23,170    916,142
#   Healthcare Services Group, Inc...................................  7,940    193,418
    Heartland Express, Inc........................................... 12,593    263,194
#   HEICO Corp.......................................................  3,145    387,904
    HEICO Corp., Class A.............................................  4,738    451,389
    Heidrick & Struggles International, Inc..........................  2,552     72,630
    Helios Technologies, Inc.........................................  4,776    189,273

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
*   Herc Holdings, Inc...............................................  4,935 $  218,423
*   Heritage-Crystal Clean, Inc......................................  2,711     71,950
    Herman Miller, Inc...............................................  9,288    431,892
*   Hertz Global Holdings, Inc....................................... 22,427    302,989
    Hexcel Corp...................................................... 11,394    850,220
*   Hill International, Inc..........................................  4,939     14,076
    Hillenbrand, Inc.................................................  9,620    296,200
    HNI Corp.........................................................  7,531    286,178
    Honeywell International, Inc..................................... 26,006  4,492,016
*   Houston Wire & Cable Co..........................................  3,000     12,750
*   Hub Group, Inc., Class A.........................................  5,239    239,946
    Hubbell, Inc.....................................................  8,775  1,243,417
*   Hudson Global, Inc...............................................    230      2,576
#*  Hudson Technologies, Inc.........................................  5,402      3,402
    Hurco Cos., Inc..................................................    876     30,476
*   Huron Consulting Group, Inc......................................  3,546    234,532
*   Huttig Building Products, Inc....................................    812      1,721
    Hyster-Yale Materials Handling, Inc..............................  1,661     84,246
*   IAA Inc.......................................................... 18,085    689,943
    ICF International, Inc...........................................  2,339    200,429
    IDEX Corp........................................................  5,387    837,840
*   IES Holdings, Inc................................................  2,130     41,322
    Illinois Tool Works, Inc......................................... 11,931  2,011,328
    Ingersoll-Rand P.L.C............................................. 11,164  1,416,600
*   InnerWorkings, Inc............................................... 10,091     48,941
*   Innovative Solutions & Support, Inc..............................    400      1,752
    Insperity, Inc...................................................  4,225    446,287
    Insteel Industries, Inc..........................................  2,607     49,715
    Interface, Inc...................................................  9,215    153,245
    ITT, Inc......................................................... 12,504    743,363
    Jacobs Engineering Group, Inc....................................  6,610    618,564
    JB Hunt Transport Services, Inc.................................. 10,044  1,180,773
*   JELD-WEN Holding, Inc............................................ 15,474    264,451
*   JetBlue Airways Corp............................................. 31,686    611,540
    John Bean Technologies Corp......................................  5,117    525,874
    Johnson Controls International P.L.C............................. 23,818  1,032,034
    Kadant, Inc......................................................  1,782    161,806
    Kaman Corp.......................................................  3,667    215,143
    Kansas City Southern.............................................  5,295    745,430
#   KAR Auction Services, Inc........................................ 18,085    449,593
    Kelly Services, Inc., Class A....................................  6,650    159,666
    Kennametal, Inc.................................................. 12,657    391,734
    Kforce, Inc......................................................  7,254    296,761
    Kimball International, Inc., Class B.............................  8,202    166,993
*   Kirby Corp.......................................................  6,580    520,873
#   Knight-Swift Transportation Holdings, Inc........................ 20,724    755,597
    Knoll, Inc.......................................................  8,232    220,124
    Korn Ferry.......................................................  7,932    291,025
    Landstar System, Inc.............................................  4,726    534,747
*   Lawson Products, Inc.............................................    700     32,165
*   LB Foster Co., Class A...........................................  1,400     25,480
    Lennox International, Inc........................................  1,620    400,723
    Lincoln Electric Holdings, Inc...................................  8,164    731,249
#   Lindsay Corp.....................................................  1,207    113,953
*   LS Starrett Co. (The), Class A...................................    230      1,233
    LSC Communications, Inc..........................................  5,785      5,640
    LSI Industries, Inc..............................................  3,205     16,634
*   Lydall, Inc......................................................  2,299     44,991
#   Macquarie Infrastructure Corp.................................... 13,465    580,880

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
*   Manitowoc Co., Inc. (The)........................................  5,671 $   72,362
    ManpowerGroup, Inc...............................................  8,117    737,998
    Marten Transport, Ltd............................................  7,874    170,551
    Masco Corp....................................................... 11,232    519,480
*   Masonite International Corp......................................  4,533    278,372
#*  MasTec, Inc...................................................... 12,037    757,609
    Matson, Inc......................................................  8,426    321,705
    Matthews International Corp., Class A............................  5,311    196,401
    McGrath RentCorp.................................................  4,273    326,073
*   Mercury Systems, Inc.............................................  3,508    258,399
*   Meritor, Inc..................................................... 17,090    376,493
*   Mesa Air Group, Inc..............................................  2,656     20,239
*   Middleby Corp. (The).............................................  7,127    862,011
*   Milacron Holdings Corp........................................... 11,371    190,123
    Miller Industries, Inc...........................................  1,300     46,735
*   Mistras Group, Inc...............................................  3,322     51,491
    Mobile Mini, Inc.................................................  6,113    229,971
    Moog, Inc., Class A..............................................  4,615    386,322
*   MRC Global, Inc.................................................. 12,769    145,056
#   MSA Safety, Inc..................................................  4,144    497,570
    MSC Industrial Direct Co., Inc., Class A.........................  6,274    459,320
    Mueller Industries, Inc.......................................... 10,050    309,238
    Mueller Water Products, Inc., Class A............................ 22,826    267,064
*   MYR Group, Inc...................................................  2,344     80,657
*   Navistar International Corp......................................  9,648    301,789
    Nielsen Holdings P.L.C........................................... 40,248    811,400
*   NL Industries, Inc...............................................  7,700     31,801
#   NN, Inc..........................................................  5,147     37,161
    Nordson Corp.....................................................  7,727  1,211,671
    Norfolk Southern Corp............................................ 12,257  2,230,774
*   Northwest Pipe Co................................................  1,465     44,682
*   NOW, Inc......................................................... 30,944    326,150
#*  NV5 Global, Inc..................................................  1,346     97,491
    nVent Electric P.L.C............................................. 15,895    366,539
    Old Dominion Freight Line, Inc...................................  6,588  1,199,543
#   Omega Flex, Inc..................................................  1,381    128,226
*   Orion Group Holdings, Inc........................................  3,661     17,939
    Oshkosh Corp.....................................................  9,487    810,000
    Owens Corning.................................................... 15,288    936,849
    PACCAR, Inc...................................................... 35,480  2,698,609
*   PAM Transportation Services, Inc.................................    751     43,032
    Park Aerospace Corp..............................................  2,637     44,803
    Parker-Hannifin Corp.............................................  9,381  1,721,320
    Park-Ohio Holdings Corp..........................................  1,783     54,845
*   Patrick Industries, Inc..........................................  3,766    186,078
*   Patriot Transportation Holding, Inc..............................    133      2,394
    Pentair P.L.C.................................................... 18,044    748,285
*   Performant Financial Corp........................................  6,812      7,016
*   Perma-Pipe International Holdings, Inc...........................    300      2,664
*   PGT Innovations, Inc.............................................  8,062    142,375
*   PICO Holdings, Inc...............................................  3,320     35,790
#   Pitney Bowes, Inc................................................ 35,018    154,079
    Powell Industries, Inc...........................................  1,301     50,947
    Preformed Line Products Co.......................................    889     48,539
    Primoris Services Corp...........................................  8,827    180,424
*   Proto Labs, Inc..................................................  2,337    226,619
#   Quad/Graphics, Inc...............................................  7,683     34,804
    Quanex Building Products Corp....................................  5,988    115,509
    Quanta Services, Inc............................................. 16,785    705,809

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
*   Radiant Logistics, Inc...........................................  4,889 $   26,352
    Raven Industries, Inc............................................  4,856    169,377
*   RBC Bearings, Inc................................................  1,746    280,128
*   RCM Technologies, Inc............................................    300        903
    Regal Beloit Corp................................................  6,577    487,027
    Republic Services, Inc........................................... 20,710  1,812,332
*   Resideo Technologies, Inc........................................ 17,005    162,058
    Resources Connection, Inc........................................  5,098     74,686
#   REV Group, Inc................................................... 10,564    131,416
*   Rexnord Corp..................................................... 13,889    392,920
    Robert Half International, Inc................................... 13,356    764,898
    Rockwell Automation, Inc.........................................  7,273  1,250,883
#   Rollins, Inc..................................................... 10,666    406,481
    Roper Technologies, Inc..........................................  1,858    626,072
#   RR Donnelley & Sons Co...........................................  1,892      8,249
    Rush Enterprises, Inc., Class A..................................  4,805    209,930
    Ryder System, Inc................................................  8,414    409,173
*   Saia, Inc........................................................  4,422    394,442
    Schneider National, Inc., Class B................................ 10,750    245,852
    Scorpio Bulkers, Inc.............................................  8,594     55,861
*   Sensata Technologies Holding P.L.C............................... 21,933  1,122,750
*   SIFCO Industries, Inc............................................    157        400
    Simpson Manufacturing Co., Inc...................................  5,786    478,155
#*  SiteOne Landscape Supply, Inc....................................  4,790    421,807
    SkyWest, Inc.....................................................  7,870    468,658
    Snap-on, Inc.....................................................  5,870    954,873
    Southwest Airlines Co............................................ 34,809  1,953,829
*   SP Plus Corp.....................................................  3,718    164,224
    Spartan Motors, Inc..............................................  4,649     81,218
    Spirit AeroSystems Holdings, Inc., Class A....................... 10,231    837,100
*   Spirit Airlines, Inc.............................................  9,581    359,862
*   SPX Corp.........................................................  6,066    276,246
*   SPX FLOW, Inc....................................................  7,343    332,491
    Standex International Corp.......................................  1,553    117,686
    Stanley Black & Decker, Inc......................................  7,968  1,205,797
    Steelcase, Inc., Class A......................................... 13,557    236,841
#*  Stericycle, Inc..................................................  8,516    490,522
*   Sterling Construction Co., Inc...................................  2,955     48,004
#*  Sunrun, Inc...................................................... 15,108    234,778
    Systemax, Inc....................................................  5,216    112,874
#*  Team, Inc........................................................  2,690     48,850
*   Teledyne Technologies, Inc.......................................  1,813    597,565
    Tennant Co.......................................................  3,041    235,465
    Terex Corp....................................................... 11,318    311,811
    Tetra Tech, Inc..................................................  5,408    473,038
*   Textainer Group Holdings, Ltd....................................  9,854    101,989
*   Thermon Group Holdings, Inc......................................  3,864     92,079
    Timken Co. (The).................................................  9,088    445,312
    Titan International, Inc.........................................  8,488     22,663
*   Titan Machinery, Inc.............................................  4,124     68,458
    Toro Co. (The)................................................... 10,992    847,813
#*  TPI Composites, Inc..............................................  3,818     78,384
    TransDigm Group, Inc.............................................  1,524    802,051
    TransUnion.......................................................  7,673    633,943
#*  Trex Co., Inc....................................................  5,729    503,522
*   TriMas Corp......................................................  7,022    226,951
*   TriNet Group, Inc................................................  9,757    517,023
    Trinity Industries, Inc.......................................... 19,945    394,512
    Triton International, Ltd........................................ 12,587    461,943

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ ------------
INDUSTRIALS -- (Continued)
#   Triumph Group, Inc...............................................  6,471 $    134,403
*   TrueBlue, Inc....................................................  6,368      145,827
*   Tutor Perini Corp................................................  8,900      137,683
*   Twin Disc, Inc...................................................  1,100       11,836
*   Ultralife Corp...................................................    900        7,776
    UniFirst Corp....................................................  1,551      311,503
    Union Pacific Corp............................................... 27,184    4,497,865
*   United Airlines Holdings, Inc.................................... 27,064    2,458,494
    United Parcel Service, Inc., Class B............................. 25,100    2,890,767
*   United Rentals, Inc..............................................  9,260    1,236,858
    United Technologies Corp......................................... 26,217    3,764,237
#*  Univar Solutions, Inc............................................ 19,239      412,869
    Universal Forest Products, Inc................................... 11,574      582,867
    Universal Logistics Holdings, Inc................................  3,206       60,449
    US Ecology, Inc..................................................  4,032      250,911
*   USA Truck, Inc...................................................    905        7,177
    Valmont Industries, Inc..........................................  2,887      396,068
*   Vectrus, Inc.....................................................  1,615       73,822
    Verisk Analytics, Inc............................................  7,543    1,091,472
*   Veritiv Corp.....................................................  2,207       30,103
    Viad Corp........................................................  3,384      206,492
#*  Vicor Corp.......................................................  2,134       77,571
*   Volt Information Sciences, Inc...................................    639        1,891
    VSE Corp.........................................................  1,308       50,253
    Wabash National Corp............................................. 10,621      151,455
*   WABCO Holdings, Inc..............................................  8,028    1,080,729
    Wabtec Corp......................................................  9,507      659,501
    Waste Management, Inc............................................ 19,022    2,134,459
    Watsco, Inc......................................................  2,781      490,290
    Watts Water Technologies, Inc., Class A..........................  3,668      342,041
*   Welbilt, Inc..................................................... 15,412      292,212
    Werner Enterprises, Inc.......................................... 11,037      402,850
*   Wesco Aircraft Holdings, Inc..................................... 15,444      170,193
*   WESCO International, Inc.........................................  9,679      485,402
#*  Willdan Group, Inc...............................................  1,339       40,572
*   Willis Lease Finance Corp........................................    856       46,661
#*  WillScot Corp.................................................... 12,485      196,764
    Woodward, Inc....................................................  6,752      720,168
    WW Grainger, Inc.................................................  4,089    1,262,847
#*  XPO Logistics, Inc............................................... 11,099      847,964
    Xylem, Inc....................................................... 12,782      980,252
#*  YRC Worldwide, Inc...............................................  2,988       10,010
                                                                             ------------
TOTAL INDUSTRIALS....................................................         177,891,681
                                                                             ------------
INFORMATION TECHNOLOGY -- (21.9%)
#*  2U, Inc..........................................................  2,449       43,898
#*  3D Systems Corp.................................................. 13,845      131,389
*   A10 Networks Inc.................................................  1,700       12,631
*   Acacia Communications, Inc.......................................  3,716      243,993
    Accenture P.L.C., Class A........................................ 24,451    4,533,704
*   ACI Worldwide, Inc............................................... 15,617      490,218
*   Adobe, Inc.......................................................  4,495    1,249,295
    ADTRAN, Inc......................................................  7,336       64,630
*   Advanced Energy Industries, Inc..................................  6,527      385,746
#*  Advanced Micro Devices, Inc......................................  9,466      321,181
*   Agilysys, Inc....................................................  2,641       66,527
*   Akamai Technologies, Inc.........................................  9,570      827,805
*   Alarm.com Holdings, Inc..........................................  2,378      117,473
    Alliance Data Systems Corp.......................................  6,529      652,900

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Alpha & Omega Semiconductor, Ltd.................................   2,773 $    36,215
#*  Altair Engineering, Inc., Class A................................   1,366      50,364
#*  Alteryx, Inc., Class A...........................................     585      53,528
*   Ambarella, Inc...................................................   4,675     246,045
    Amdocs, Ltd......................................................  11,692     762,318
    American Software, Inc., Class A.................................   2,466      39,974
*   Amkor Technology, Inc............................................  42,762     531,532
    Amphenol Corp., Class A..........................................  12,151   1,219,110
*   Amtech Systems, Inc..............................................     531       3,037
    Analog Devices, Inc..............................................  10,918   1,164,186
*   Anixter International, Inc.......................................   5,319     440,147
*   ANSYS, Inc.......................................................   3,532     777,570
*   Appfolio, Inc., Class A..........................................   1,797     174,722
    Apple, Inc....................................................... 208,373  51,834,867
    Applied Materials, Inc...........................................  41,246   2,238,008
#*  Applied Optoelectronics, Inc.....................................   1,137      10,642
*   Arista Networks, Inc.............................................   1,736     424,574
*   Arlo Technologies, Inc...........................................   6,293      21,459
*   Arrow Electronics, Inc...........................................  10,150     804,692
*   Aspen Technology, Inc............................................   6,166     709,768
*   Atlassian Corp. P.L.C., Class A..................................     969     117,046
*   Autodesk, Inc....................................................   2,840     418,502
    Automatic Data Processing, Inc...................................  14,795   2,400,193
*   Avalara, Inc.....................................................     844      59,924
#*  Avaya Holdings Corp..............................................  16,002     193,464
*   Avid Technology, Inc.............................................   4,744      32,046
    Avnet, Inc.......................................................  11,416     451,617
    AVX Corp.........................................................  23,635     362,088
*   Aware, Inc.......................................................   2,169       5,770
*   Axcelis Technologies, Inc........................................   5,425     103,997
*   AXT, Inc.........................................................   5,700      17,784
    Badger Meter, Inc................................................   4,929     284,896
    Bel Fuse, Inc., Class B..........................................   1,369      20,138
    Belden, Inc......................................................   6,061     310,808
    Benchmark Electronics, Inc.......................................   7,549     255,911
*   Black Knight, Inc................................................  10,905     700,101
    Blackbaud, Inc...................................................   4,432     372,066
    Booz Allen Hamilton Holding Corp.................................  15,345   1,079,828
*   Bottomline Technologies De, Inc..................................   3,335     136,568
    Broadcom, Inc....................................................  10,135   2,968,035
    Broadridge Financial Solutions, Inc..............................   7,308     915,108
#*  BroadVision, Inc.................................................     200         498
    Brooks Automation, Inc...........................................   8,503     361,122
*   BSQUARE Corp.....................................................   1,400       1,512
    Cabot Microelectronics Corp......................................   2,119     320,223
*   CACI International, Inc., Class A................................   3,266     730,767
*   Cadence Design Systems, Inc......................................  12,785     835,500
#*  CalAmp Corp......................................................   2,256      25,312
*   Calix, Inc.......................................................   5,648      43,207
#*  Carbonite, Inc...................................................   3,977      68,285
*   Cardtronics P.L.C., Class A......................................   8,186     280,452
    Cass Information Systems, Inc....................................   1,795     102,871
*   CCUR Holdings, Inc...............................................   1,400       4,970
    CDK Global, Inc..................................................   8,207     414,782
    CDW Corp.........................................................   9,329   1,193,272
    Cerence Inc......................................................   3,238      50,189
#*  Ceridian HCM Holding, Inc........................................   1,149      55,439
*   CEVA, Inc........................................................   3,198      87,050
*   ChannelAdvisor Corp..............................................   1,349      12,694

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Ciena Corp.......................................................  13,957 $  518,084
*   Cirrus Logic, Inc................................................   8,489    576,912
    Cisco Systems, Inc............................................... 191,138  9,080,966
*   Cision, Ltd......................................................  19,371    195,066
    Citrix Systems, Inc..............................................   8,342    908,110
*   Clearfield, Inc..................................................     600      7,398
    Cognex Corp......................................................   5,413    278,715
    Cognizant Technology Solutions Corp., Class A....................  21,285  1,297,108
#*  Coherent, Inc....................................................   2,590    385,703
    Cohu, Inc........................................................   5,805     96,479
#*  CommScope Holding Co., Inc.......................................  20,226    226,531
    Communications Systems, Inc......................................     400      2,380
*   CommVault Systems, Inc...........................................   1,529     75,945
*   Computer Task Group, Inc.........................................   1,668      8,991
    Comtech Telecommunications Corp..................................   4,246    148,398
*   Conduent, Inc....................................................  30,112    186,092
*   CoreLogic, Inc...................................................  12,654    512,360
*   Cornerstone OnDemand Inc.........................................   1,304     76,375
#*  Coupa Software, Inc..............................................     863    118,654
*   Cree, Inc........................................................  13,221    631,038
    CSG Systems International, Inc...................................   5,276    304,109
    CTS Corp.........................................................   5,074    135,374
*   CyberOptics Corp.................................................   1,062     19,520
    Cypress Semiconductor Corp.......................................  39,541    920,119
    Daktronics, Inc..................................................   6,045     41,469
*   Dell Technologies, Inc., Class C.................................   3,458    182,894
#*  Diebold Nixdorf, Inc.............................................   5,692     39,844
*   Digi International, Inc..........................................   3,785     54,580
*   Diodes, Inc......................................................   7,824    364,990
*   DocuSign, Inc....................................................   1,939    128,342
    Dolby Laboratories, Inc., Class A................................   5,762    370,669
*   Dropbox, Inc., Class A...........................................   4,067     80,608
*   DSP Group, Inc...................................................   4,082     60,863
    DXC Technology Co................................................  25,421    703,399
#   Ebix, Inc........................................................   4,651    198,272
*   EchoStar Corp., Class A..........................................   5,493    214,227
*   EMCORE Corp......................................................   2,998      8,904
*   Endurance International Group Holdings, Inc......................  19,562     76,683
#*  Enphase Energy Inc...............................................   5,961    115,822
    Entegris, Inc....................................................  21,829  1,047,792
*   Envestnet, Inc...................................................   2,507    156,662
*   EPAM Systems, Inc................................................   2,074    364,941
*   ePlus, Inc.......................................................   2,309    180,402
*   Euronet Worldwide, Inc...........................................   4,793    671,356
    EVERTEC, Inc.....................................................   9,562    292,502
*   ExlService Holdings, Inc.........................................   4,354    303,169
*   F5 Networks, Inc.................................................   7,244  1,043,716
*   Fabrinet.........................................................   4,857    273,109
*   Fair Isaac Corp..................................................   3,113    946,477
*   FARO Technologies, Inc...........................................   2,355    112,286
    Fidelity National Information Services, Inc......................  15,923  2,098,014
*   FireEye, Inc.....................................................   2,292     36,305
#*  First Solar, Inc.................................................  11,159    577,925
*   Fiserv, Inc......................................................  16,393  1,739,953
#*  Fitbit, Inc., Class A............................................  26,095    161,267
*   FleetCor Technologies, Inc.......................................   6,169  1,815,043
*   Flex, Ltd........................................................  65,335    767,686
    FLIR Systems, Inc................................................  14,873    766,852
*   FormFactor, Inc..................................................  10,578    230,918

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Fortinet, Inc....................................................   5,439 $   443,605
*   Frequency Electronics, Inc.......................................     400       4,720
*   Gartner, Inc.....................................................   3,950     608,616
    Genpact, Ltd.....................................................  24,362     954,260
    Global Payments, Inc.............................................  14,026   2,372,919
*   Globant SA.......................................................   3,600     335,736
*   GoDaddy, Inc., Class A...........................................   5,914     384,587
*   GSI Technology, Inc..............................................   1,378      10,776
#*  GTT Communications, Inc..........................................   7,469      56,242
#*  Guidewire Software, Inc..........................................   3,721     419,506
    Hackett Group, Inc. (The)........................................   7,650     129,362
*   Harmonic, Inc....................................................  12,292      95,632
    Hewlett Packard Enterprise Co....................................  99,939   1,639,999
    HP, Inc..........................................................  39,874     692,611
*   HubSpot, Inc.....................................................     762     118,186
*   Ichor Holdings, Ltd..............................................   4,545     132,305
#*  II-VI, Inc.......................................................  13,298     440,829
*   Immersion Corp...................................................   4,084      33,570
#*  Infinera Corp....................................................  27,543     153,965
*   Inphi Corp.......................................................   1,905     136,931
*   Insight Enterprises, Inc.........................................   5,305     325,621
    Intel Corp....................................................... 240,711  13,607,393
    InterDigital, Inc................................................   4,536     243,266
#*  Internap Corp....................................................   2,275       5,415
    International Business Machines Corp.............................  38,616   5,164,118
    Intuit, Inc......................................................   7,618   1,961,635
*   IPG Photonics Corp...............................................   3,834     514,830
*   Itron, Inc.......................................................   5,664     431,937
#   j2 Global, Inc...................................................   7,345     697,481
    Jabil, Inc.......................................................  24,596     905,625
    Jack Henry & Associates, Inc.....................................   3,250     460,070
    Juniper Networks, Inc............................................  23,723     588,805
    KBR, Inc.........................................................  22,339     629,066
#   KEMET Corp.......................................................   9,197     199,943
*   Key Tronic Corp..................................................     700       4,179
*   Keysight Technologies, Inc.......................................  11,453   1,155,722
*   Kimball Electronics, Inc.........................................   4,412      65,562
    KLA Corp.........................................................  13,071   2,209,522
*   Knowles Corp.....................................................  13,964     301,343
*   Kopin Corp.......................................................   8,422       4,691
    Kulicke & Soffa Industries, Inc..................................  10,024     238,020
*   KVH Industries, Inc..............................................   2,284      23,342
    Lam Research Corp................................................  12,865   3,486,930
*   Lattice Semiconductor Corp.......................................  13,214     258,862
*   Limelight Networks, Inc..........................................  10,418      43,964
    Littelfuse, Inc..................................................   2,767     485,802
*   LiveRamp Holdings, Inc...........................................   9,016     352,435
    LogMeIn, Inc.....................................................   7,911     519,594
#*  Lumentum Holdings, Inc...........................................   7,258     454,786
#*  MACOM Technology Solutions Holdings, Inc.........................   9,413     214,052
*   MagnaChip Semiconductor Corp.....................................   3,475      44,376
*   Manhattan Associates, Inc........................................   7,823     586,334
    Marvell Technology Group, Ltd....................................  31,228     761,651
    Mastercard, Inc., Class A........................................  33,358   9,233,828
    Maxim Integrated Products, Inc...................................  15,883     931,697
    MAXIMUS, Inc.....................................................   8,637     662,803
#*  MaxLinear, Inc...................................................   7,572     143,565
    Methode Electronics, Inc.........................................   6,969     239,734
#   Microchip Technology, Inc........................................  12,134   1,144,115

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Micron Technology, Inc...........................................  62,936 $ 2,992,607
    Microsoft Corp................................................... 267,065  38,289,109
*   MicroStrategy, Inc., Class A.....................................   1,129     173,019
*   Mimecast, Ltd....................................................   1,199      47,612
    MKS Instruments, Inc.............................................   8,036     869,656
#*  MongoDB, Inc.....................................................     399      50,980
    Monolithic Power Systems, Inc....................................   2,213     331,773
    Motorola Solutions, Inc..........................................   4,588     763,076
    MTS Systems Corp.................................................   2,499     141,144
*   Napco Security Technologies, Inc.................................     990      30,056
    National Instruments Corp........................................  10,494     434,347
*   NCR Corp.........................................................  15,375     449,104
*   NeoPhotonics Corp................................................   3,479      22,892
    NetApp, Inc......................................................  15,602     871,840
*   NETGEAR, Inc.....................................................   5,417     147,180
*   Netscout Systems, Inc............................................  11,956     289,574
*   New Relic, Inc...................................................     959      61,434
    NIC, Inc.........................................................   9,323     219,277
    NortonLifeLock Inc...............................................  15,232     348,508
*   Novanta, Inc.....................................................   4,833     430,379
*   Nuance Communications, Inc.......................................  24,113     393,524
    NVE Corp.........................................................     473      29,444
    NVIDIA Corp......................................................   9,113   1,831,895
#*  Okta, Inc........................................................   1,408     153,571
*   ON Semiconductor Corp............................................  41,838     853,495
*   OneSpan, Inc.....................................................   4,122      77,123
*   Onto Innovation Inc..............................................   7,974     256,748
    Oracle Corp......................................................  98,998   5,394,401
*   OSI Systems, Inc.................................................   2,831     280,948
*   Palo Alto Networks, Inc..........................................     658     149,623
#*  PAR Technology Corp..............................................     700      17,542
    Paychex, Inc.....................................................  10,592     885,915
*   Paycom Software, Inc.............................................   3,694     781,392
*   Paylocity Holding Corp...........................................   2,071     212,485
*   PayPal Holdings, Inc.............................................  10,382   1,080,766
    PC Connection, Inc...............................................   4,626     225,934
    PC-Tel, Inc......................................................     700       5,005
#*  PDF Solutions, Inc...............................................   3,755      60,681
    Pegasystems, Inc.................................................   1,997     150,194
*   Perceptron, Inc..................................................     800       3,628
*   Perficient, Inc..................................................   5,213     204,350
    Perspecta, Inc...................................................  24,797     658,112
*   PFSweb, Inc......................................................   1,937       6,043
*   Photronics, Inc..................................................   9,051     106,802
*   Pivotal Software, Inc., Class A..................................   5,539      82,919
    Plantronics, Inc.................................................   3,355     132,254
*   Plexus Corp......................................................   4,564     337,462
    Power Integrations, Inc..........................................   3,306     301,210
#*  Powerfleet, Inc..................................................     100         592
    Presidio, Inc....................................................   9,884     164,074
*   PRGX Global, Inc.................................................   2,000      10,000
    Progress Software Corp...........................................   5,856     233,537
*   Proofpoint, Inc..................................................     880     101,526
*   PTC, Inc.........................................................   3,565     238,534
*   Pure Storage, Inc., Class A......................................   8,529     165,974
    QAD, Inc., Class A...............................................   1,197      55,637
    QAD, Inc., Class B...............................................     160       5,832
*   Qorvo, Inc.......................................................   8,628     697,660
    QUALCOMM, Inc....................................................  41,440   3,333,434

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Qualys, Inc......................................................  3,354 $  286,197
*   Rambus, Inc...................................................... 17,769    246,012
*   RealNetworks, Inc................................................  4,961      8,037
*   RealPage, Inc....................................................  4,304    260,607
*   Ribbon Communications, Inc....................................... 13,426     57,598
    Richardson Electronics, Ltd......................................    900      5,193
*   RingCentral, Inc., Class A.......................................    851    137,454
*   Rogers Corp......................................................  1,882    254,973
    Sabre Corp....................................................... 34,255    804,307
*   salesforce.com, Inc..............................................  6,483  1,014,525
*   Sanmina Corp..................................................... 10,807    332,099
    Sapiens International Corp. NV...................................  5,133    108,460
*   ScanSource, Inc..................................................  4,044    130,621
    Science Applications International Corp..........................  6,654    549,753
    Seagate Technology P.L.C......................................... 21,865  1,268,826
*   Semtech Corp.....................................................  6,025    304,022
*   ServiceNow, Inc..................................................    712    176,049
*   ServiceSource International, Inc.................................  4,300      5,375
*   Silicon Laboratories, Inc........................................  3,027    321,588
    Skyworks Solutions, Inc.......................................... 12,725  1,158,738
*   SMART Global Holdings, Inc.......................................  3,473    103,148
*   SolarEdge Technologies, Inc......................................  6,939    589,537
*   Splunk, Inc......................................................  1,083    129,917
*   SPS Commerce, Inc................................................  2,414    127,387
*   Square, Inc., Class A............................................  1,700    104,431
    SS&C Technologies Holdings, Inc.................................. 12,481    649,137
*   StarTek, Inc.....................................................  2,316     15,054
#*  Stratasys, Ltd...................................................  9,417    194,744
*   Super Micro Computer, Inc........................................  6,065    125,424
*   Sykes Enterprises, Inc...........................................  8,051    248,736
#*  Synaptics, Inc...................................................  5,180    218,130
#*  Synchronoss Technologies, Inc....................................  4,424     26,544
    SYNNEX Corp......................................................  6,842    805,577
*   Synopsys, Inc....................................................  5,499    746,489
    TE Connectivity, Ltd............................................. 15,525  1,389,487
*   Tech Data Corp...................................................  6,512    791,208
*   Telaria, Inc.....................................................  5,147     38,963
*   Telenav, Inc.....................................................  4,400     20,724
*   Teradata Corp.................................................... 10,594    317,078
    Teradyne, Inc.................................................... 21,941  1,343,228
    TESSCO Technologies, Inc.........................................    672      8,931
    Texas Instruments, Inc........................................... 36,031  4,251,298
    TiVo Corp........................................................ 14,680    119,495
#*  Trade Desk, Inc. (The), Class A..................................  2,206    442,965
    TransAct Technologies, Inc.......................................    400      4,944
*   Trimble, Inc..................................................... 10,863    432,782
    TTEC Holdings, Inc...............................................  7,261    343,954
#*  TTM Technologies, Inc............................................ 19,870    232,678
#*  Twilio, Inc., Class A............................................  3,505    338,443
*   Tyler Technologies, Inc..........................................  1,178    316,317
#   Ubiquiti, Inc....................................................  2,983    377,618
*   Ultra Clean Holdings, Inc........................................  5,638    120,484
*   Unisys Corp......................................................  6,481     66,495
    Universal Display Corp...........................................  3,372    675,007
*   Upland Software, Inc.............................................    318     11,919
*   Veeco Instruments, Inc...........................................  7,204     98,263
*   Verint Systems, Inc..............................................  6,720    305,021
*   VeriSign, Inc....................................................  4,227    803,215
*   ViaSat, Inc......................................................  5,754    396,105

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                       ------ ------------
INFORMATION TECHNOLOGY -- (Continued)
*    Viavi Solutions, Inc............................................. 18,540 $    295,898
*    Virtusa Corp.....................................................  3,383      126,118
     Visa, Inc., Class A.............................................. 38,166    6,826,371
     Vishay Intertechnology, Inc...................................... 22,767      458,755
*    Vishay Precision Group, Inc......................................    793       27,002
#    VMware, Inc., Class A............................................  2,695      426,538
     Wayside Technology Group, Inc....................................    200        2,880
     Western Digital Corp............................................. 24,684    1,274,929
     Western Union Co. (The).......................................... 28,699      719,197
*    WEX, Inc.........................................................  3,407      644,536
*    Workday, Inc., Class A...........................................    696      112,863
*    Xerox Holdings Corp.............................................. 14,860      504,200
     Xilinx, Inc...................................................... 10,402      943,877
     Xperi Corp.......................................................  6,862      139,333
*    Zebra Technologies Corp., Class A................................  4,608    1,096,105
*    Zendesk, Inc.....................................................    863       60,971
*    Zix Corp.........................................................  5,219       34,498
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY..........................................         282,982,237
                                                                              ------------
MATERIALS -- (4.6%)
*>>  A Schulman, Inc..................................................  3,965            0
*    AdvanSix, Inc....................................................  5,953      135,490
*    AgroFresh Solutions, Inc.........................................  3,300        7,590
     Air Products & Chemicals, Inc....................................  5,648    1,204,492
#*   AK Steel Holding Corp............................................ 49,152      115,999
#    Albemarle Corp................................................... 12,823      778,869
*    Alcoa Corp....................................................... 22,972      477,588
#*   Allegheny Technologies, Inc...................................... 20,116      422,637
*    Amcor P.L.C...................................................... 74,077      705,213
     American Vanguard Corp...........................................  4,707       65,804
*    Ampco-Pittsburgh Corp............................................  1,853        7,190
     AptarGroup, Inc..................................................  8,090      955,833
     Ashland Global Holdings, Inc.....................................  5,914      457,566
     Avery Dennison Corp..............................................  8,618    1,101,897
*    Axalta Coating Systems, Ltd...................................... 33,036      974,232
     Balchem Corp.....................................................  3,382      342,292
     Ball Corp........................................................ 23,749    1,661,718
*    Berry Global Group, Inc.......................................... 18,531      769,222
     Boise Cascade Co.................................................  6,896      246,670
     Cabot Corp.......................................................  7,933      345,799
     Carpenter Technology Corp........................................  7,820      383,336
     Celanese Corp.................................................... 12,318    1,492,326
*    Century Aluminum Co.............................................. 13,837       80,670
     CF Industries Holdings, Inc...................................... 11,708      530,958
     Chase Corp.......................................................  1,440      168,696
#    Chemours Co. (The)............................................... 19,641      322,309
*    Clearwater Paper Corp............................................  3,333       61,794
#    Cleveland-Cliffs, Inc............................................ 36,208      261,784
*    Coeur Mining, Inc................................................ 38,110      210,367
     Commercial Metals Co............................................. 18,623      359,983
#    Compass Minerals International, Inc..............................  5,350      302,168
*    Core Molding Technologies, Inc...................................  1,483        8,468
*    Corteva, Inc..................................................... 20,130      531,029
*    Crown Holdings, Inc.............................................. 15,246    1,110,519
     Domtar Corp......................................................  9,965      362,626
*    Dow, Inc......................................................... 30,604    1,545,196
     DuPont de Nemours, Inc........................................... 20,130    1,326,768
     Eagle Materials, Inc.............................................  4,766      435,326
     Eastman Chemical Co.............................................. 12,106      920,540

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
MATERIALS -- (Continued)
    Ecolab, Inc......................................................   4,440 $  852,791
*   Element Solutions, Inc...........................................  41,494    450,625
*   Ferro Corp.......................................................  15,399    171,391
    Ferroglobe P.L.C.................................................  28,473     17,602
*   Flotek Industries, Inc...........................................   9,677     18,483
    FMC Corp.........................................................   9,353    855,799
    Freeport-McMoRan, Inc............................................ 106,437  1,045,211
    Friedman Industries, Inc.........................................     400      2,772
    FutureFuel Corp..................................................   5,733     70,688
*   GCP Applied Technologies, Inc....................................  11,750    242,755
    Gold Resource Corp...............................................   7,506     32,876
    Graphic Packaging Holding Co.....................................  45,360    710,338
    Greif, Inc., Class A.............................................   5,069    198,553
    Greif, Inc., Class B.............................................   1,804     84,842
    Hawkins, Inc.....................................................   1,749     74,770
    Haynes International, Inc........................................   2,316     79,809
    HB Fuller Co.....................................................   7,056    344,333
    Hecla Mining Co..................................................  75,093    172,714
    Huntsman Corp....................................................  35,873    793,869
*   Ingevity Corp....................................................   4,396    370,187
    Innophos Holdings, Inc...........................................   2,975     97,045
    Innospec, Inc....................................................   3,417    312,177
#   International Flavors & Fragrances, Inc..........................   5,052    616,395
    International Paper Co...........................................  40,692  1,777,427
*   Intrepid Potash, Inc.............................................  24,709     76,351
    Kaiser Aluminum Corp.............................................   1,125    120,465
*   Koppers Holdings, Inc............................................   2,199     70,588
*   Kraton Corp......................................................   5,299    118,804
#   Kronos Worldwide, Inc............................................  11,641    147,608
    Linde P.L.C......................................................   8,966  1,778,406
#*  Livent Corp......................................................  23,225    159,324
    Louisiana-Pacific Corp...........................................  18,963    554,288
*   LSB Industries, Inc..............................................   2,432     10,287
    LyondellBasell Industries NV, Class A............................  21,329  1,913,211
    Martin Marietta Materials, Inc...................................   3,289    861,422
    Materion Corp....................................................   2,606    148,125
    Mercer International, Inc........................................   9,632    117,510
    Minerals Technologies, Inc.......................................   5,497    271,827
    Mosaic Co. (The).................................................  25,117    499,326
    Myers Industries, Inc............................................   2,822     47,776
    Neenah, Inc......................................................   3,401    219,364
    NewMarket Corp...................................................     760    368,972
    Newmont Goldcorp Corp............................................  29,292  1,163,771
    Nexa Resources SA................................................   8,788     93,944
    Nucor Corp.......................................................  26,786  1,442,426
    Olympic Steel, Inc...............................................   1,248     18,695
*   OMNOVA Solutions, Inc............................................   6,502     65,735
    Owens-Illinois, Inc..............................................  24,514    208,369
    Packaging Corp. of America.......................................   9,677  1,059,244
    PH Glatfelter Co.................................................   8,364    150,552
    PolyOne Corp.....................................................  11,954    383,126
    PPG Industries, Inc..............................................  22,423  2,805,566
*   PQ Group Holdings, Inc...........................................     800     13,176
    Quaker Chemical Corp.............................................   1,334    203,942
    Rayonier Advanced Materials, Inc.................................   9,093     37,918
    Reliance Steel & Aluminum Co.....................................   7,877    914,047
    Resolute Forest Products, Inc....................................  12,875     46,608
#   Royal Gold, Inc..................................................   5,963    688,369
    RPM International, Inc...........................................  11,333    820,849

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
MATERIALS -- (Continued)
*   Ryerson Holding Corp.............................................  2,729 $    23,715
    Schnitzer Steel Industries, Inc., Class A........................  3,400      72,556
    Scotts Miracle-Gro Co. (The).....................................  5,681     570,316
    Sealed Air Corp.................................................. 10,249     428,101
#   Sensient Technologies Corp.......................................  7,028     439,672
    Sherwin-Williams Co. (The).......................................  1,537     879,656
    Silgan Holdings, Inc............................................. 18,127     557,768
    Sonoco Products Co............................................... 13,576     783,335
    Southern Copper Corp.............................................  4,490     159,754
    Steel Dynamics, Inc.............................................. 34,141   1,036,521
    Stepan Co........................................................  3,841     375,343
*   Summit Materials, Inc., Class A.................................. 19,243     441,242
*   SunCoke Energy, Inc.............................................. 13,379      70,775
    Synalloy Corp....................................................    498       7,799
    Tecnoglass, Inc..................................................  6,128      51,782
#*  TimkenSteel Corp.................................................  6,176      34,709
*   Trecora Resources................................................  2,437      21,372
    Tredegar Corp....................................................  4,800      95,424
    Trinseo SA.......................................................  6,272     266,560
*   Tronox Holdings P.L.C., Class A.................................. 12,211     103,671
*   UFP Technologies, Inc............................................  1,356      56,423
    United States Lime & Minerals, Inc...............................    600      53,100
#   United States Steel Corp......................................... 29,019     334,009
*   Universal Stainless & Alloy Products, Inc........................    900      12,078
#*  US Concrete, Inc.................................................  2,301     120,250
    Valvoline, Inc................................................... 18,327     391,098
*   Venator Materials P.L.C.......................................... 14,175      35,012
*   Verso Corp., Class A.............................................  6,331      92,686
    Vulcan Materials Co..............................................  6,953     993,375
#   Warrior Met Coal, Inc............................................  9,650     187,982
    Westlake Chemical Corp...........................................  8,070     509,943
    WestRock Co...................................................... 19,183     716,869
    Worthington Industries, Inc......................................  8,015     295,032
    WR Grace & Co....................................................  6,853     455,382
                                                                             -----------
TOTAL MATERIALS......................................................         58,857,717
                                                                             -----------
REAL ESTATE -- (0.4%)
#*  Altisource Portfolio Solutions SA................................  1,456      25,917
*   CBRE Group, Inc., Class A........................................ 23,898   1,279,738
    Consolidated-Tomoka Land Co......................................    400      25,588
#*  Five Point Holdings LLC, Class A.................................  3,432      22,686
#*  Forestar Group, Inc..............................................  5,762     108,210
*   FRP Holdings, Inc................................................  1,450      75,081
    Griffin Industrial Realty, Inc...................................    375      14,768
*   Howard Hughes Corp. (The)........................................  4,563     510,235
    Jones Lang LaSalle, Inc..........................................  6,012     880,878
    Kennedy-Wilson Holdings, Inc..................................... 17,337     398,924
*   Marcus & Millichap, Inc..........................................  7,113     254,076
    Newmark Group, Inc., Class A..................................... 22,861     242,784
*   Rafael Holdings, Inc., Class B...................................  1,879      32,638
    RE/MAX Holdings, Inc., Class A...................................  3,265     109,214
#   Realogy Holdings Corp............................................ 21,100     166,268
    RMR Group, Inc. (The), Class A...................................  2,582     124,969
#*  St Joe Co. (The).................................................  9,888     183,422
*   Stratus Properties, Inc..........................................    889      24,519
*   Tejon Ranch Co...................................................  3,235      52,019
                                                                             -----------
TOTAL REAL ESTATE....................................................          4,531,934
                                                                             -----------

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
UTILITIES -- (2.4%)
    AES Corp......................................................... 25,282 $  431,058
    ALLETE, Inc......................................................  3,527    303,534
    Alliant Energy Corp..............................................  8,610    459,257
    Ameren Corp......................................................  9,183    713,519
    American Electric Power Co., Inc.................................  6,317    596,262
    American States Water Co.........................................  4,161    395,836
    American Water Works Co., Inc....................................  6,549    807,295
    Aqua America, Inc................................................  8,896    403,256
*   AquaVenture Holdings, Ltd........................................  3,728     73,143
    Artesian Resources Corp., Class A................................    900     33,390
#*  Atlantic Power Corp.............................................. 16,242     37,844
    Atlantica Yield P.L.C............................................ 10,848    260,460
    Atmos Energy Corp................................................  4,318    485,689
#   Avangrid, Inc....................................................  3,794    189,890
    Avista Corp......................................................  6,403    307,536
    Black Hills Corp.................................................  3,864    304,599
    California Water Service Group...................................  4,692    262,611
    CenterPoint Energy, Inc.......................................... 14,773    429,451
    Chesapeake Utilities Corp........................................  1,966    186,377
    Clearway Energy, Inc., Class A...................................  4,404     75,617
    Clearway Energy, Inc., Class C...................................  7,141    129,466
    CMS Energy Corp.................................................. 10,286    657,481
    Consolidated Edison, Inc.........................................  4,473    412,500
    Consolidated Water Co., Ltd......................................    959     16,821
    Dominion Energy, Inc............................................. 10,615    876,268
    DTE Energy Co....................................................  6,278    799,315
    Duke Energy Corp.................................................  9,590    903,953
    Edison International............................................. 10,207    642,020
    El Paso Electric Co..............................................  4,149    276,780
    Entergy Corp.....................................................  7,208    875,628
    Evergy, Inc......................................................  9,451    604,013
    Eversource Energy................................................ 11,729    982,186
    Exelon Corp...................................................... 12,417    564,849
    FirstEnergy Corp................................................. 19,283    931,755
    Genie Energy, Ltd., Class B......................................  1,601     11,927
#   Hawaiian Electric Industries, Inc................................  7,563    341,469
    IDACORP, Inc.....................................................  3,564    383,558
    MDU Resources Group, Inc......................................... 21,189    612,150
    MGE Energy, Inc..................................................  3,981    306,696
    Middlesex Water Co...............................................  2,438    163,956
#   National Fuel Gas Co.............................................  5,754    260,714
    New Jersey Resources Corp........................................  9,580    417,688
    NextEra Energy, Inc..............................................  6,131  1,461,263
    NiSource, Inc.................................................... 13,217    370,605
    Northwest Natural Holding Co.....................................  2,744    190,324
    NorthWestern Corp................................................  4,909    356,001
    NRG Energy, Inc.................................................. 10,648    427,198
    OGE Energy Corp..................................................  9,240    397,874
    ONE Gas, Inc.....................................................  3,622    336,267
    Ormat Technologies, Inc..........................................  6,540    500,702
    Otter Tail Corp..................................................  5,140    291,335
    Pattern Energy Group, Inc., Class A..............................  9,652    270,546
#*  PG&E Corp........................................................  8,497     52,427
    Pinnacle West Capital Corp.......................................  4,285    403,304
    PNM Resources, Inc...............................................  7,757    404,528
    Portland General Electric Co.....................................  5,879    334,398
    PPL Corp......................................................... 21,347    714,911
    Public Service Enterprise Group, Inc.............................  6,646    420,758
    RGC Resources, Inc...............................................    150      4,376

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE>>
                                                                        --------- --------------
UTILITIES -- (Continued)
      Sempra Energy....................................................     3,598 $      519,947
      SJW Group........................................................     2,694        194,911
#     South Jersey Industries, Inc.....................................     8,752        281,464
      Southern Co. (The)...............................................    13,331        835,320
      Southwest Gas Holdings, Inc......................................     3,399        296,733
#     Spark Energy, Inc., Class A......................................     1,000          9,570
      Spire, Inc.......................................................     4,198        352,884
      TerraForm Power, Inc., Class A...................................    10,894        184,980
      UGI Corp.........................................................     6,466        308,234
      Unitil Corp......................................................     1,532         95,398
      Vistra Energy Corp...............................................    42,474      1,148,072
      WEC Energy Group, Inc............................................     8,919        841,954
      Xcel Energy, Inc.................................................     6,589        418,467
      York Water Co. (The).............................................     1,162         51,174
                                                                                  --------------
TOTAL UTILITIES........................................................               30,403,742
                                                                                  --------------
TOTAL COMMON STOCKS....................................................            1,244,627,468
                                                                                  --------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................     1,025         26,927
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
  (Cost $877,576,700)..................................................            1,244,654,395
                                                                                  --------------

                                                                                     VALUE+
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 2,898,710      2,898,710
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (3.3%)
@(S)  The DFA Short Term Investment Fund............................... 3,613,810     41,815,396
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $922,286,636)..................................................           $1,289,368,501
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------
                                                LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                              ------------ ------- ------- ------------
Common Stocks
   Communication Services.................... $102,919,250     --    --    $102,919,250
   Consumer Discretionary....................  160,509,743 $1,289    --     160,511,032
   Consumer Staples..........................   59,751,210     --    --      59,751,210
   Energy....................................   66,091,823     --    --      66,091,823
   Financials................................  221,519,105  4,825    --     221,523,930
   Health Care...............................   79,162,912     --    --      79,162,912
   Industrials...............................  177,891,681     --    --     177,891,681
   Information Technology....................  282,982,237     --    --     282,982,237
   Materials.................................   58,857,717     --    --      58,857,717
   Real Estate...............................    4,531,934     --    --       4,531,934
   Utilities.................................   30,403,742     --    --      30,403,742

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
Preferred Stocks
   Communication Services.................... $       26,927          --   --    $       26,927
Temporary Cash Investments...................      2,898,710          --   --         2,898,710
Securities Lending Collateral................             -- $41,815,396   --        41,815,396
                                              -------------- -----------   --    --------------
TOTAL........................................ $1,247,546,991 $41,821,510   --    $1,289,368,501
                                              ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMON STOCKS -- (97.2%)
COMMUNICATION SERVICES -- (9.4%)
    A.H. Belo Corp., Class A.........................................     200 $       720
    Activision Blizzard, Inc.........................................  34,936   1,957,464
*   Alphabet, Inc., Class A..........................................  18,055  22,727,634
*   Alphabet, Inc., Class C..........................................  18,843  23,744,253
*   Altice USA, Inc., Class A........................................  80,440   2,489,618
#   AMC Entertainment Holdings, Inc., Class A........................   7,693      72,083
*   AMC Networks, Inc., Class A......................................   8,450     367,998
#*  ANGI Homeservices, Inc., Class A.................................   9,304      63,732
    Anterix, Inc.....................................................   1,027      41,655
    AT&T, Inc........................................................ 352,908  13,583,429
    ATN International, Inc...........................................   3,315     196,347
#*  AutoWeb, Inc.....................................................     864       2,108
*   Ballantyne Strong, Inc...........................................   1,448       4,214
    Beasley Broadcast Group, Inc., Class A...........................   1,101       3,149
*   Boingo Wireless, Inc.............................................   8,699      82,380
    Cable One, Inc...................................................   1,065   1,411,519
*   Care.com, Inc....................................................   3,200      37,376
#*  Cargurus, Inc....................................................   6,312     212,020
#*  Cars.com, Inc....................................................  16,889     191,015
    CBS Corp., Class A...............................................     482      19,256
    CBS Corp., Class B...............................................  54,193   1,953,116
*   Central European Media Enterprises, Ltd., Class A................  13,095      58,731
*   Charter Communications, Inc., Class A............................  13,951   6,527,115
#*  Cincinnati Bell, Inc.............................................   6,277      32,075
#   Cinemark Holdings, Inc...........................................  26,577     972,718
*   Clear Channel Outdoor Holdings, Inc..............................   6,385      14,877
    Cogent Communications Holdings, Inc..............................   5,178     303,638
    Comcast Corp., Class A........................................... 365,646  16,388,254
#*  comScore, Inc....................................................   6,024      13,915
    Consolidated Communications Holdings, Inc........................  14,002      56,008
#*  Daily Journal Corp...............................................     490     137,695
*   DHI Group, Inc...................................................   2,357       8,532
#*  Discovery, Inc., Class A.........................................  23,887     643,874
*   Discovery, Inc., Class C.........................................  48,111   1,214,322
*   DISH Network Corp., Class A......................................  39,513   1,358,457
*   Electronic Arts, Inc.............................................  22,563   2,175,073
    Emerald Expositions Events, Inc..................................   2,613      25,398
#   Entercom Communications Corp., Class A...........................  25,371      88,291
    Entravision Communications Corp., Class A........................  13,516      38,385
    EW Scripps Co. (The), Class A....................................  22,068     296,484
*   Facebook, Inc., Class A.......................................... 149,071  28,569,457
    Fox Corp., Class A...............................................  41,763   1,338,087
*   Fox Corp., Class B...............................................  26,906     840,543
#*  Frontier Communications Corp.....................................   5,677       5,166
#   Gannett Co., Inc.................................................  19,028     206,454
*   GCI Liberty, Inc., Class A.......................................   9,281     649,484
*   Gray Television, Inc.............................................  31,074     509,924
*   Hemisphere Media Group, Inc......................................   1,000      12,910
*   IAC/InterActiveCorp..............................................   4,396     998,991
*   IDT Corp., Class B...............................................   3,461      23,569
*   IMAX Corp........................................................   7,797     166,466
#*  Intelsat SA......................................................  24,213     614,768
    Interpublic Group of Cos., Inc. (The)............................ 110,236   2,397,633
*   Iridium Communications, Inc......................................  18,004     440,558
    John Wiley & Sons, Inc., Class A.................................  14,877     685,383
    John Wiley & Sons, Inc., Class B.................................     200       9,226

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMUNICATION SERVICES -- (Continued)
*   Liberty Broadband Corp., Class A.................................   2,289 $   270,079
*   Liberty Broadband Corp., Class C.................................  14,716   1,737,518
*   Liberty Latin America, Ltd., Class A.............................  12,581     235,139
*   Liberty Latin America, Ltd., Class C.............................  22,922     421,994
*   Liberty Media Corp.-Liberty Braves, Class A......................     527      15,557
*   Liberty Media Corp.-Liberty Braves, Class C......................   2,304      67,761
*   Liberty Media Corp.-Liberty Formula One, Class A.................   3,337     134,915
*   Liberty Media Corp.-Liberty Formula One, Class C.................  25,038   1,064,115
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................  12,315     553,067
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................  22,548   1,018,944
*   Liberty TripAdvisor Holdings, Inc., Class A......................  16,746     161,599
#   Lions Gate Entertainment Corp., Class A..........................  17,848     142,606
    Lions Gate Entertainment Corp., Class B..........................  19,968     149,560
*   Live Nation Entertainment, Inc...................................  15,895   1,120,598
*   Loral Space & Communications, Inc................................     400      15,996
*   Madison Square Garden Co. (The), Class A.........................   2,970     792,752
*   Marchex, Inc., Class B...........................................   2,015       6,670
#   Match Group, Inc.................................................   7,675     560,198
*   Meet Group, Inc. (The)...........................................  25,182     107,275
#   Meredith Corp....................................................  10,660     401,882
#*  MSG Networks, Inc., Class A......................................  12,712     206,062
    National CineMedia, Inc..........................................  21,103     177,160
*   Netflix, Inc.....................................................  16,334   4,694,555
#   New Media Investment Group, Inc..................................  11,046      97,315
#   New York Times Co. (The), Class A................................  32,700   1,010,430
    News Corp., Class A..............................................  67,061     919,406
    News Corp., Class B..............................................  21,915     309,440
    Nexstar Media Group, Inc., Class A...............................  15,362   1,494,569
#   Omnicom Group, Inc...............................................  34,929   2,696,170
#*  ORBCOMM, Inc.....................................................   7,866      31,543
#*  QuinStreet, Inc..................................................   6,800      87,244
*   Reading International, Inc., Class A.............................   1,600      18,192
#*  Roku, Inc........................................................   1,817     267,462
*   Rosetta Stone, Inc...............................................   3,020      57,863
    Saga Communications, Inc., Class A...............................     369      11,133
    Salem Media Group, Inc...........................................   1,000       1,510
    Scholastic Corp..................................................   9,232     355,432
    Shenandoah Telecommunications Co.................................   8,687     279,374
    Sinclair Broadcast Group, Inc., Class A..........................  25,691   1,023,529
#   Sirius XM Holdings, Inc.......................................... 215,617   1,448,946
#*  Snap, Inc., Class A..............................................  16,407     247,089
    Spok Holdings, Inc...............................................   3,028      36,033
#*  Sprint Corp......................................................  80,731     501,340
*   Take-Two Interactive Software, Inc...............................   5,546     667,461
*   TechTarget, Inc..................................................   6,809     166,140
    TEGNA, Inc.......................................................  67,970   1,021,589
    Telephone & Data Systems, Inc....................................  12,956     338,022
    Townsquare Media, Inc., Class A..................................   1,134       7,700
#*  Travelzoo........................................................     800       8,096
    Tribune Publishing Co............................................  12,777     114,482
*   TripAdvisor, Inc.................................................  17,169     693,628
*   TrueCar Inc......................................................  15,836      51,942
*   Twitter, Inc.....................................................  44,894   1,345,473
*   United States Cellular Corp......................................   6,027     224,325
    Verizon Communications, Inc...................................... 312,629  18,904,676
#   Viacom, Inc., Class A............................................   2,977      71,121
    Viacom, Inc., Class B............................................  89,237   1,923,950
*   Vonage Holdings Corp.............................................  25,042     244,660
    Walt Disney Co. (The)............................................  83,682  10,871,965

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
COMMUNICATION SERVICES -- (Continued)
#   World Wrestling Entertainment, Inc., Class A.....................   5,014 $    280,985
*   Yelp, Inc........................................................  16,822      580,527
*   Zayo Group Holdings, Inc.........................................  34,820    1,188,755
*   Zedge, Inc., Class B.............................................     894        1,574
#*  Zillow Group, Inc., Class A......................................   8,969      290,506
#*  Zillow Group, Inc., Class C......................................  25,076      816,725
*   Zynga, Inc., Class A............................................. 196,626    1,213,182
                                                                              ------------
TOTAL COMMUNICATION SERVICES.........................................          202,961,053
                                                                              ------------
CONSUMER DISCRETIONARY -- (13.0%)
*   1-800-Flowers.com, Inc., Class A.................................   4,534       64,655
    Aaron's, Inc.....................................................  12,130      908,901
#   Abercrombie & Fitch Co., Class A.................................  23,143      374,685
    Acushnet Holdings Corp...........................................  12,965      368,854
    Adient P.L.C.....................................................   7,970      168,884
*   Adtalem Global Education, Inc....................................      43        1,281
    Advance Auto Parts, Inc..........................................   6,782    1,101,939
*   Amazon.com, Inc..................................................  38,076   67,648,106
*   American Axle & Manufacturing Holdings, Inc......................  12,278      102,644
    American Eagle Outfitters, Inc...................................  39,731      611,063
*   America's Car-Mart, Inc..........................................   1,915      174,246
    Aptiv P.L.C......................................................  24,263    2,172,752
    Aramark..........................................................  25,767    1,127,564
    Ark Restaurants Corp.............................................     500       10,250
#*  Asbury Automotive Group, Inc.....................................   5,471      564,224
#*  Ascena Retail Group, Inc.........................................  65,128       22,938
#*  At Home Group, Inc...............................................  10,212       87,006
#   Autoliv, Inc.....................................................  18,376    1,430,388
*   AutoNation, Inc..................................................  14,145      719,273
*   AutoZone, Inc....................................................   1,691    1,935,147
*   Barnes & Noble Education, Inc....................................   9,131       37,528
    Bassett Furniture Industries, Inc................................   1,000       15,250
    BBX Capital Corp.................................................   3,900       17,433
*   Beazer Homes USA, Inc............................................   6,286       94,353
#   Bed Bath & Beyond, Inc...........................................  36,482      499,803
    Best Buy Co., Inc................................................  36,112    2,593,925
    Big 5 Sporting Goods Corp........................................   2,727        8,726
#   Big Lots, Inc....................................................   6,998      151,647
*   Biglari Holdings, Inc., Class A..................................      11        4,631
*   Biglari Holdings, Inc., Class B..................................     112        9,350
    BJ's Restaurants, Inc............................................   3,275      129,657
    Bloomin' Brands, Inc.............................................  11,210      222,070
*   Booking Holdings, Inc............................................   3,545    7,262,890
*   Boot Barn Holdings, Inc..........................................   4,889      171,359
    BorgWarner, Inc..................................................  51,317    2,138,893
    Bowl America, Inc., Class A......................................     348        5,428
*   Bright Horizons Family Solutions, Inc............................     208       30,892
#   Brinker International, Inc.......................................   4,620      205,359
    Brunswick Corp...................................................  16,610      967,366
#   Buckle, Inc. (The)...............................................     733       15,334
#*  Build-A-Bear Workshop, Inc.......................................   1,300        4,524
*   Burlington Stores, Inc...........................................   6,286    1,207,981
    Caleres, Inc.....................................................   8,038      172,978
    Callaway Golf Co.................................................  17,312      350,049
*   Capri Holdings, Ltd..............................................  32,974    1,024,502
#*  CarMax, Inc......................................................  20,803    1,938,216
*   Carrols Restaurant Group, Inc....................................   4,467       31,850
#   Carter's, Inc....................................................   9,263      928,523
#*  Carvana Co.......................................................   1,415      114,728

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Cato Corp. (The), Class A........................................   5,374 $   93,991
*   Cavco Industries, Inc............................................   2,078    398,249
*   Century Casinos, Inc.............................................   1,500     11,085
#*  Century Communities, Inc.........................................  10,345    312,109
#   Cheesecake Factory, Inc. (The)...................................   4,899    204,729
#   Chico's FAS, Inc.................................................  29,010     99,794
#   Children's Place, Inc. (The).....................................   4,400    360,404
*   Chipotle Mexican Grill, Inc......................................   1,341  1,043,513
    Churchill Downs, Inc.............................................   2,595    337,324
*   Chuy's Holdings, Inc.............................................   1,407     34,289
    Citi Trends, Inc.................................................   2,012     35,914
    Collectors Universe, Inc.........................................     906     25,966
    Columbia Sportswear Co...........................................  11,739  1,061,793
#*  Conn's, Inc......................................................   3,963     95,865
*   Cooper-Standard Holdings, Inc....................................   2,124     67,671
#   Cracker Barrel Old Country Store, Inc............................   2,888    449,084
*   Crocs, Inc.......................................................   5,857    204,936
    CSS Industries, Inc..............................................     242      1,089
    Culp, Inc........................................................     882     13,645
    Dana, Inc........................................................  20,677    335,588
#   Dave & Buster's Entertainment, Inc...............................   4,447    176,902
*   Deckers Outdoor Corp.............................................   6,752  1,032,381
*   Del Taco Restaurants, Inc........................................   3,674     28,051
    Delphi Technologies P.L.C........................................   7,009     85,580
*   Delta Apparel, Inc...............................................     231      5,763
*   Denny's Corp.....................................................   6,766    136,132
#   Designer Brands, Inc., Class A...................................  12,830    211,695
*   Destination XL Group, Inc........................................   3,519      5,103
#   Dick's Sporting Goods, Inc.......................................  17,702    689,139
#   Dillard's, Inc., Class A.........................................   3,924    270,678
#   Dine Brands Global, Inc..........................................   3,598    263,194
    Dollar General Corp..............................................  16,350  2,621,559
*   Dollar Tree, Inc.................................................  36,821  4,065,038
#   Domino's Pizza, Inc..............................................   1,934    525,313
*   Dorman Products, Inc.............................................   3,559    256,070
    DR Horton, Inc...................................................  69,209  3,624,475
#*  Drive Shack, Inc.................................................   4,575     18,254
    Dunkin' Brands Group, Inc........................................  22,168  1,742,848
    eBay, Inc........................................................  76,091  2,682,208
#*  El Pollo Loco Holdings, Inc......................................   8,900    103,418
    Escalade, Inc....................................................   1,044     11,964
    Ethan Allen Interiors, Inc.......................................   6,584    129,771
#*  Etsy, Inc........................................................  10,657    474,130
    Expedia Group, Inc...............................................  14,065  1,922,123
#*  Express, Inc.....................................................  14,324     46,123
*   Fiesta Restaurant Group, Inc.....................................   2,341     20,121
*   Five Below, Inc..................................................   6,401    800,829
    Flexsteel Industries, Inc........................................     561      9,296
#*  Floor & Decor Holdings, Inc., Class A............................  14,508    664,902
    Foot Locker, Inc.................................................  24,022  1,045,197
    Ford Motor Co.................................................... 511,354  4,392,531
#*  Fossil Group, Inc................................................  10,851    118,059
*   Fox Factory Holding Corp.........................................   3,872    235,960
#*  Francesca's Holdings Corp........................................     471      8,172
*   Franchise Group, Inc.............................................   1,115     13,335
*   frontdoor, Inc...................................................   6,887    332,160
#   GameStop Corp., Class A..........................................  50,730    275,971
#   Gap, Inc. (The)..................................................  64,019  1,040,949
    Garmin, Ltd......................................................  17,840  1,672,500

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Garrett Motion, Inc..............................................   3,757 $    35,692
    General Motors Co................................................ 103,968   3,863,451
*   Genesco, Inc.....................................................   5,082     197,436
    Gentex Corp......................................................  32,950     924,247
*   Gentherm, Inc....................................................   4,370     182,535
    Genuine Parts Co.................................................  14,717   1,509,670
*   G-III Apparel Group, Ltd.........................................  12,016     301,722
*   GoPro, Inc., Class A.............................................  24,590     102,294
    Graham Holdings Co., Class B.....................................     541     340,646
*   Grand Canyon Education, Inc......................................     845      77,706
*   Green Brick Partners, Inc........................................   1,323      13,323
    Group 1 Automotive, Inc..........................................   3,900     387,816
*   Groupon, Inc..................................................... 154,901     430,625
#*  GrubHub, Inc.....................................................  16,185     551,261
#   Guess?, Inc......................................................  20,348     340,829
#   H&R Block, Inc...................................................  11,826     295,532
*   Habit Restaurants, Inc. (The), Class A...........................   3,908      41,073
    Hamilton Beach Brands Holding Co., Class A.......................   2,900      54,085
#   Hanesbrands, Inc.................................................  44,779     681,089
#   Harley-Davidson, Inc.............................................  38,718   1,506,517
    Hasbro, Inc......................................................  11,298   1,099,408
    Haverty Furniture Cos., Inc......................................   2,689      48,778
*   Helen of Troy, Ltd...............................................   2,970     444,787
#*  Hibbett Sports, Inc..............................................   6,448     153,849
*   Hilton Grand Vacations, Inc......................................  11,006     382,238
    Home Depot, Inc. (The)...........................................  74,439  17,461,901
    Hooker Furniture Corp............................................   2,589      61,282
*   Horizon Global Corp..............................................   1,167       4,481
*   Houghton Mifflin Harcourt Co.....................................   9,200      59,432
*   Hudson, Ltd., Class A............................................   3,200      39,744
    Hyatt Hotels Corp., Class A......................................   3,975     297,091
#*  Installed Building Products, Inc.................................   9,746     635,634
    International Game Technology P.L.C..............................  29,360     388,726
#*  iRobot Corp......................................................   5,251     252,363
*   J Alexander's Holdings, Inc......................................     942       9,090
#   J. Jill, Inc.....................................................   3,309       5,725
    Jack in the Box, Inc.............................................   2,744     230,551
#*  JC Penney Co., Inc...............................................  25,567      25,567
    Johnson Outdoors, Inc., Class A..................................     769      45,025
    KB Home..........................................................  31,134   1,111,172
#*  Kirkland's, Inc..................................................   1,705       2,694
    Kohl's Corp......................................................  33,630   1,723,874
#*  Kontoor Brands, Inc..............................................   2,856     108,528
    L Brands, Inc....................................................  40,644     692,574
*   Lakeland Industries, Inc.........................................   1,175      12,984
#*  Lands' End, Inc..................................................   1,300      15,691
    Las Vegas Sands Corp.............................................   5,492     339,625
    La-Z-Boy, Inc....................................................   9,289     329,852
#   LCI Industries...................................................   5,127     497,934
*   Leaf Group, Ltd..................................................   1,900       5,643
    Lear Corp........................................................  12,733   1,499,565
    Lennar Corp., Class A............................................  42,898   2,556,721
    Lennar Corp., Class B............................................   2,665     125,308
#*  LGI Homes, Inc...................................................   4,620     362,578
    Lifetime Brands, Inc.............................................   1,200       9,588
*   Lincoln Educational Services Corp................................   4,082       7,919
*   Liquidity Services, Inc..........................................   2,301      14,933
#   Lithia Motors, Inc., Class A.....................................   4,989     785,668
*   LKQ Corp.........................................................  43,642   1,483,392

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Lowe's Cos., Inc.................................................  58,579 $ 6,538,002
*   Lululemon Athletica, Inc.........................................  16,984   3,469,322
#*  Lumber Liquidators Holdings, Inc.................................   1,940      17,906
*   M/I Homes, Inc...................................................   4,720     208,530
#   Macy's, Inc...................................................... 134,106   2,033,047
*   Malibu Boats, Inc., Class A......................................   2,400      78,288
    Marine Products Corp.............................................   1,421      19,070
*   MarineMax, Inc...................................................   7,469     115,396
*   MasterCraft Boat Holdings, Inc...................................   1,741      27,421
#*  Mattel, Inc......................................................  23,062     275,360
    McDonald's Corp..................................................  22,195   4,365,756
    MDC Holdings, Inc................................................  20,433     790,961
>>  Media General, Inc...............................................   7,656         723
*   Meritage Homes Corp..............................................   7,013     505,567
    MGM Resorts International........................................   8,144     232,104
#*  Michaels Cos., Inc. (The)........................................  23,636     206,342
*   Modine Manufacturing Co..........................................   3,297      37,685
#   Monro, Inc.......................................................   6,596     462,446
#*  Motorcar Parts of America, Inc...................................   1,259      23,997
    Movado Group, Inc................................................   2,805      73,070
*   Murphy USA, Inc..................................................   6,296     742,487
    Nathan's Famous, Inc.............................................     200      15,220
*   National Vision Holdings, Inc....................................   9,555     227,409
*   Nautilus, Inc....................................................   3,718       6,135
*   New Home Co., Inc. (The).........................................     994       4,642
#   Newell Brands, Inc...............................................  32,823     622,652
    NIKE, Inc., Class B.............................................. 147,990  13,252,504
#*  Noodles & Co.....................................................   7,000      37,310
#   Nordstrom, Inc...................................................  35,622   1,278,830
*   NVR, Inc.........................................................     591   2,149,225
    Office Depot, Inc................................................ 100,995     208,050
#*  Ollie's Bargain Outlet Holdings, Inc.............................   8,588     548,601
*   O'Reilly Automotive, Inc.........................................   5,769   2,512,457
    Oxford Industries, Inc...........................................   2,924     201,347
#   Papa John's International, Inc...................................   3,147     184,257
#*  Party City Holdco, Inc...........................................   9,088      51,075
*   Penn National Gaming, Inc........................................   6,814     145,240
    Penske Automotive Group, Inc.....................................  16,396     798,813
#   PetMed Express, Inc..............................................   3,207      75,092
#*  Pier 1 Imports, Inc..............................................     484       2,725
*   Planet Fitness, Inc., Class A....................................  14,806     942,550
*   PlayAGS, Inc.....................................................   5,483      63,274
    Polaris, Inc.....................................................  12,066   1,190,311
    Pool Corp........................................................   5,268   1,092,583
*   Potbelly Corp....................................................   1,810       7,693
    PulteGroup, Inc..................................................  76,043   2,983,927
    PVH Corp.........................................................  11,391     992,840
*   Quotient Technology Inc..........................................  19,412     167,137
*   Qurate Retail, Inc., Class A.....................................  67,345     642,471
    Ralph Lauren Corp................................................   9,421     904,981
*   Red Lion Hotels Corp.............................................   1,771      10,626
*   Red Robin Gourmet Burgers, Inc...................................   1,171      35,715
*   Regis Corp.......................................................   6,200     127,720
    Rent-A-Center, Inc...............................................  11,010     284,829
#*  RH...............................................................   3,165     575,080
    Rocky Brands, Inc................................................     508      14,127
    Ross Stores, Inc.................................................  27,678   3,035,446
*   RTW RetailWinds, Inc.............................................   4,752       7,033
*   Rubicon Project, Inc. (The)......................................   3,297      28,025

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
    Ruth's Hospitality Group, Inc....................................  4,263 $   87,733
#*  Sally Beauty Holdings, Inc....................................... 21,002    325,531
#*  Scientific Games Corp., Class A..................................  7,843    188,154
    Service Corp. International...................................... 17,259    784,939
*   ServiceMaster Global Holdings, Inc............................... 20,621    832,676
*   Shake Shack, Inc., Class A.......................................  3,039    250,049
*   Shiloh Industries, Inc...........................................  1,200      4,344
#   Shoe Carnival, Inc...............................................  2,176     72,221
*   Shutterstock, Inc................................................  6,118    248,268
#   Signet Jewelers, Ltd............................................. 11,364    182,279
    Six Flags Entertainment Corp.....................................  8,530    359,881
*   Skechers U.S.A., Inc., Class A................................... 24,899    930,476
*   Skyline Champion Corp............................................  2,637     74,443
#*  Sleep Number Corp................................................  5,045    242,765
    Sonic Automotive, Inc., Class A..................................  5,572    179,586
#*  Sonos, Inc.......................................................  6,437     84,196
*   Stamps.com, Inc..................................................  4,254    359,165
    Standard Motor Products, Inc.....................................  1,900     99,484
    Starbucks Corp................................................... 50,765  4,292,688
    Steven Madden, Ltd............................................... 13,290    547,282
*   Stoneridge, Inc..................................................  2,300     71,024
    Strategic Education, Inc.........................................    900    110,727
    Superior Group of Cos, Inc.......................................    923     13,356
    Superior Industries International, Inc...........................  3,000      7,800
#   Tailored Brands, Inc.............................................  4,047     18,778
*   Tandy Leather Factory, Inc.......................................  1,562      7,951
    Tapestry, Inc.................................................... 49,920  1,290,931
    Target Corp...................................................... 26,818  2,867,112
*   Taylor Morrison Home Corp........................................ 38,053    953,228
*   Tempur Sealy International, Inc..................................  9,002    818,732
#   Tenneco, Inc., Class A...........................................  4,755     59,865
*   Tesla, Inc.......................................................  2,861    900,986
    Texas Roadhouse, Inc.............................................  7,283    411,489
#   Thor Industries, Inc.............................................  8,141    515,000
#   Tiffany & Co..................................................... 19,007  2,366,562
    Tilly's, Inc., Class A...........................................    804      8,249
    TJX Cos., Inc. (The)............................................. 89,942  5,185,156
    Toll Brothers, Inc............................................... 44,567  1,772,430
*   TopBuild Corp....................................................  3,356    348,789
#*  Town Sports International Holdings, Inc..........................  3,271      7,458
    Tractor Supply Co................................................  7,303    693,931
#*  Trans World Entertainment Corp...................................     50        149
*   TRI Pointe Group, Inc............................................ 37,214    585,748
#*  Tuesday Morning Corp.............................................  4,976      6,767
*   Ulta Salon Cosmetics & Fragrance, Inc............................  6,382  1,487,963
#*  Under Armour, Inc., Class A...................................... 23,467    484,594
#*  Under Armour, Inc., Class C...................................... 27,680    512,080
*   Unifi, Inc.......................................................  2,171     59,268
    Unique Fabricating, Inc..........................................    842      1,970
*   Universal Electronics, Inc.......................................  1,355     70,623
*   Universal Technical Institute, Inc...............................  2,800     16,576
#*  Urban Outfitters, Inc............................................ 21,875    627,812
    Vail Resorts, Inc................................................  2,305    535,613
#*  Veoneer, Inc.....................................................  8,838    140,701
*   Vera Bradley, Inc................................................  4,500     48,420
    VF Corp.......................................................... 19,995  1,645,389
#*  Visteon Corp.....................................................  7,065    657,186
#*  Vitamin Shoppe, Inc..............................................  1,139      7,358
*   VOXX International Corp..........................................  2,400     11,640

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Wayfair, Inc., Class A...........................................   7,495 $    616,314
    Wendy's Co. (The)................................................  25,688      544,072
    Weyco Group, Inc.................................................   1,334       32,910
#   Whirlpool Corp...................................................   7,908    1,202,965
*   William Lyon Homes, Class A......................................   9,422      182,316
#   Williams-Sonoma, Inc.............................................  14,858      992,366
#   Wingstop, Inc....................................................   3,249      271,064
    Winmark Corp.....................................................     415       74,700
#   Winnebago Industries, Inc........................................   6,406      307,936
    Wolverine World Wide, Inc........................................  13,457      399,404
    WW International, Inc............................................   5,193      181,080
    Wyndham Destinations, Inc........................................  10,369      481,225
    Wynn Resorts, Ltd................................................  13,224    1,604,600
    Yum! Brands, Inc.................................................   5,472      556,557
#*  ZAGG, Inc........................................................   2,300       16,951
*   Zumiez, Inc......................................................   3,334      106,388
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          280,762,292
                                                                              ------------
CONSUMER STAPLES -- (5.5%)
    Alico, Inc.......................................................     390       12,811
    Andersons, Inc. (The)............................................   6,689      123,211
*   Avon Products, Inc............................................... 103,731      445,006
#   B&G Foods, Inc...................................................   4,822       74,982
#*  BJ's Wholesale Club Holdings, Inc................................  18,928      505,378
#*  Boston Beer Co., Inc. (The), Class A.............................   1,286      481,556
    Brown-Forman Corp., Class A......................................   5,788      359,724
#   Brown-Forman Corp., Class B......................................  29,150    1,909,908
#   Calavo Growers, Inc..............................................   2,429      210,667
#   Campbell Soup Co.................................................  17,119      792,781
    Casey's General Stores, Inc......................................   9,403    1,606,126
#*  Central Garden & Pet Co..........................................   2,583       77,542
*   Central Garden & Pet Co., Class A................................   5,818      164,533
*   Chefs' Warehouse, Inc. (The).....................................   6,039      200,042
    Church & Dwight Co., Inc.........................................  18,100    1,265,914
    Clorox Co. (The).................................................  12,128    1,791,184
    Coca-Cola Co. (The).............................................. 107,792    5,867,119
    Coca-Cola Consolidated, Inc......................................   1,553      426,081
    Colgate-Palmolive Co.............................................  49,403    3,389,046
    Constellation Brands, Inc., Class A..............................  10,746    2,045,286
    Costco Wholesale Corp............................................  40,941   12,163,981
#   Coty, Inc., Class A.............................................. 180,632    2,111,588
*   Craft Brew Alliance, Inc.........................................   1,900       13,851
*   Darling Ingredients, Inc.........................................  24,005      463,296
#   Dean Foods Co....................................................  10,015        9,815
*   Edgewell Personal Care Co........................................   8,724      305,340
*   elf Beauty Inc...................................................   5,442       91,426
#   Energizer Holdings, Inc..........................................   1,448       61,526
    Estee Lauder Cos., Inc. (The), Class A...........................  26,280    4,895,176
*   Farmer Brothers Co...............................................   3,036       38,952
    Flowers Foods, Inc...............................................  21,322      463,114
    Fresh Del Monte Produce, Inc.....................................   9,825      313,417
    General Mills, Inc...............................................  37,805    1,922,762
#*  Hain Celestial Group, Inc. (The).................................  11,454      270,773
*   Herbalife Nutrition, Ltd.........................................  27,195    1,214,801
*   Hostess Brands, Inc..............................................  15,313      195,700
    Ingles Markets, Inc., Class A....................................   3,819      150,583
    Inter Parfums, Inc...............................................   7,310      566,013
    J&J Snack Foods Corp.............................................   1,914      365,115
    JM Smucker Co. (The).............................................  11,452    1,210,247

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
    John B. Sanfilippo & Son, Inc....................................     549 $     58,260
    Kellogg Co.......................................................  37,359    2,373,417
#   Keurig Dr Pepper, Inc............................................  28,215      794,534
    Kraft Heinz Co. (The)............................................  42,694    1,380,297
    Kroger Co. (The)................................................. 152,887    3,767,136
    Lamb Weston Holdings, Inc........................................   6,220      485,409
    Lancaster Colony Corp............................................   3,667      510,373
*   Landec Corp......................................................   1,591       15,671
*   Lifevantage Corp.................................................   2,374       32,191
*   Lifeway Foods, Inc...............................................   1,074        2,137
    Limoneira Co.....................................................   2,840       53,733
    McCormick & Co., Inc.............................................     200       32,128
    McCormick & Co., Inc. Non-Voting.................................  11,014    1,769,840
#   Medifast, Inc....................................................   2,326      258,046
    Molson Coors Brewing Co., Class B................................  13,726      723,635
*   Monster Beverage Corp............................................  21,144    1,186,813
#   National Beverage Corp...........................................   6,471      284,465
*   Natural Alternatives International, Inc..........................   1,014        9,035
*   Natural Grocers by Vitamin Cottage, Inc..........................   2,440       21,399
#   Natural Health Trends Corp.......................................     187        1,266
*   Nature's Sunshine Products, Inc..................................     500        4,720
    Nu Skin Enterprises, Inc., Class A...............................  11,419      509,059
    Oil-Dri Corp. of America.........................................     489       17,120
    PepsiCo, Inc.....................................................  70,456    9,664,450
*   Performance Food Group Co........................................  23,567    1,004,190
*   Post Holdings, Inc...............................................  10,379    1,067,999
    PriceSmart, Inc..................................................   3,821      283,136
#*  Primo Water Corp.................................................   6,493       78,533
    Procter & Gamble Co. (The)....................................... 144,797   18,028,674
#*  Revlon, Inc., Class A............................................   3,567       93,776
*   RiceBran Technologies............................................   1,217        3,529
#*  Rite Aid Corp....................................................     929        8,547
    Rocky Mountain Chocolate Factory, Inc............................     960        8,664
*   S&W Seed Co......................................................   2,831        6,398
*   Seneca Foods Corp., Class A......................................     504       17,832
*   Simply Good Foods Co. (The)......................................   7,384      181,203
    SpartanNash Co...................................................  16,618      217,613
#   Spectrum Brands Holdings, Inc....................................   9,330      468,459
*   Sprouts Farmers Market, Inc......................................  22,022      427,447
    Sysco Corp.......................................................  42,442    3,389,843
#   Tootsie Roll Industries, Inc.....................................   1,560       53,477
*   TreeHouse Foods, Inc.............................................   9,615      519,402
*   United Natural Foods, Inc........................................  25,495      191,212
    United-Guardian, Inc.............................................   1,797       34,772
*   US Foods Holding Corp............................................  44,222    1,754,287
*   USANA Health Sciences, Inc.......................................   5,627      417,017
#   Village Super Market, Inc., Class A..............................   1,201       31,826
    Walgreens Boots Alliance, Inc....................................  91,000    4,984,980
    Walmart, Inc..................................................... 100,017   11,727,993
#   Weis Markets, Inc................................................   5,451      209,809
*   Willamette Valley Vineyards, Inc.................................     500        3,480
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          117,745,605
                                                                              ------------
ENERGY -- (1.9%)
    Adams Resources & Energy, Inc....................................     101        3,030
*   Apergy Corp......................................................  18,944      476,820
    Archrock, Inc....................................................  42,279      407,570
*   Ardmore Shipping Corp............................................   1,581       12,632
    Baker Hughes Co..................................................  80,079    1,713,691

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ENERGY -- (Continued)
*   Basic Energy Services, Inc.......................................   6,023 $    3,433
*   Cactus, Inc., Class A............................................   7,288    216,599
*   Cheniere Energy, Inc.............................................   5,473    336,863
*   Clean Energy Fuels Corp..........................................  38,949     87,635
#*  Contango Oil & Gas Co............................................     870      2,166
#   Core Laboratories NV.............................................   8,204    361,304
    CVR Energy, Inc..................................................  24,166  1,145,952
*   Dawson Geophysical Co............................................   2,598      6,235
    Delek US Holdings, Inc...........................................  31,369  1,253,192
    DHT Holdings, Inc................................................  12,865     99,446
#*  Diamond Offshore Drilling, Inc...................................  12,360     65,384
#   DMC Global, Inc..................................................   3,610    161,511
*   Dorian LPG, Ltd..................................................   1,709     21,277
#*  Dril-Quip, Inc...................................................  10,312    422,998
#   EnLink Midstream LLC.............................................  26,374    164,838
#   Equitrans Midstream Corp.........................................  16,763    233,341
*   Era Group, Inc...................................................   2,030     19,630
    Evolution Petroleum Corp.........................................   2,234     12,555
*   Exterran Corp....................................................  18,074    228,998
*   Forum Energy Technologies, Inc...................................  24,623     28,563
*   Frank's International NV.........................................  59,327    290,702
*   Geospace Technologies Corp.......................................     400      5,836
#   Green Plains, Inc................................................   5,254     64,782
*   Gulf Island Fabrication, Inc.....................................   1,300      6,812
*   Helix Energy Solutions Group, Inc................................  44,922    385,880
    Helmerich & Payne, Inc...........................................  21,045    789,188
    HollyFrontier Corp...............................................  47,002  2,582,290
*   Independence Contract Drilling, Inc..............................     700        623
#*  Key Energy Services, Inc.........................................     796        950
*   KLX Energy Services Holdings, Inc................................   3,208     25,472
    Marathon Petroleum Corp..........................................  50,860  3,252,497
*   Matrix Service Co................................................   7,677    144,021
#*  McDermott International, Inc.....................................  40,511     66,033
#   Nabors Industries, Ltd...........................................  83,312    154,127
    National Oilwell Varco, Inc......................................  92,479  2,091,875
*   Natural Gas Services Group, Inc..................................   2,367     28,144
*   Newpark Resources, Inc...........................................  19,968    119,808
    NexTier Oilfield Solutions, Inc..................................   4,888     21,117
*   Noble Corp. P.L.C................................................  43,772     53,840
    Nordic American Tankers, Ltd.....................................      60        215
*   Oceaneering International, Inc...................................  42,364    599,874
*   Oil States International, Inc....................................  26,510    378,298
    ONEOK, Inc.......................................................  19,761  1,379,911
*   Overseas Shipholding Group, Inc., Class A........................   8,155     13,293
#*  Pacific Ethanol, Inc.............................................   2,589      1,432
    Panhandle Oil and Gas, Inc., Class A.............................   1,703     24,166
    Patterson-UTI Energy, Inc........................................  45,976    382,520
    PBF Energy, Inc., Class A........................................  35,222  1,136,966
    Phillips 66......................................................  31,833  3,718,731
*   ProPetro Holding Corp............................................  21,994    170,454
#*  Renewable Energy Group, Inc......................................   6,490    106,047
#*  REX American Resources Corp......................................     900     72,828
*   RigNet, Inc......................................................   1,879      9,846
#   RPC, Inc.........................................................  36,702    151,946
    Schlumberger, Ltd................................................ 159,604  5,217,455
    Scorpio Tankers, Inc.............................................   8,540    271,657
*   SEACOR Holdings, Inc.............................................   4,801    206,011
*   SEACOR Marine Holdings, Inc......................................   2,940     38,249
#*  Select Energy Services, Inc., Class A............................  16,044    121,934

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
ENERGY -- (Continued)
    Ship Finance International, Ltd..................................  9,635 $   139,418
#   Targa Resources Corp............................................. 42,562   1,654,811
    TechnipFMC P.L.C................................................. 70,857   1,398,009
*   Teekay Tankers, Ltd., Class A....................................  8,061      16,444
*   TETRA Technologies, Inc.......................................... 36,989      62,881
#*  Transocean, Ltd.................................................. 89,920     427,120
#   US Silica Holdings, Inc..........................................  4,144      18,482
#   Valaris P.L.C.................................................... 64,049     263,241
    Valero Energy Corp............................................... 63,241   6,133,112
    World Fuel Services Corp.........................................  4,085     170,630
                                                                             -----------
TOTAL ENERGY.........................................................         41,855,641
                                                                             -----------
FINANCIALS -- (17.0%)
*   1347 Property Insurance Holdings, Inc............................  1,900       8,664
    1st Constitution Bancorp.........................................  1,118      21,231
    1st Source Corp..................................................  4,284     219,255
    ACNB Corp........................................................    674      23,853
    Affiliated Managers Group, Inc................................... 11,218     896,094
    Aflac, Inc....................................................... 72,636   3,861,330
*   Alleghany Corp...................................................  1,577   1,227,363
*   Allegiance Bancshares, Inc.......................................  1,631      54,247
    Allstate Corp. (The)............................................. 34,567   3,678,620
    Ally Financial, Inc.............................................. 49,946   1,529,846
*   A-Mark Precious Metals, Inc......................................    800       8,640
*   Ambac Financial Group, Inc.......................................  4,904     100,532
    American Equity Investment Life Holding Co....................... 25,049     618,209
    American Express Co.............................................. 54,653   6,409,704
    American Financial Group, Inc.................................... 14,936   1,553,941
    American International Group, Inc................................ 90,774   4,807,391
    American National Bankshares, Inc................................  1,300      47,060
    American National Insurance Co...................................  6,024     722,760
    American River Bankshares........................................    700      10,087
    Ameriprise Financial, Inc........................................ 38,723   5,842,913
    Ameris Bancorp................................................... 14,618     626,381
    AMERISAFE, Inc...................................................  4,756     302,149
    AmeriServ Financial, Inc.........................................  3,000      12,480
    Ames National Corp...............................................    512      14,182
    Aon P.L.C........................................................ 13,306   2,570,187
*   Arch Capital Group, Ltd.......................................... 59,022   2,464,759
    Ares Management Corp., Class A................................... 13,236     391,389
    Argo Group International Holdings, Ltd........................... 10,244     633,796
    Arrow Financial Corp.............................................  1,758      61,741
    Arthur J Gallagher & Co.......................................... 23,691   2,161,093
    Artisan Partners Asset Management, Inc., Class A................. 10,241     280,091
    Associated Banc-Corp............................................. 36,053     725,026
    Associated Capital Group, Inc., Class A..........................    670      27,202
    Assurant, Inc.................................................... 11,814   1,489,391
    Assured Guaranty, Ltd............................................ 26,059   1,222,688
*   Asta Funding, Inc................................................     35         242
*   Athene Holding, Ltd., Class A.................................... 35,636   1,544,821
*   Atlantic Capital Bancshares, Inc.................................  4,603      85,846
    Atlantic Union Bankshares Corp................................... 16,228     598,164
*   Atlanticus Holdings Corp.........................................  1,500      11,865
    Auburn National Bancorporation, Inc..............................    400      17,080
    AXA Equitable Holdings, Inc...................................... 42,259     912,794
    Axis Capital Holdings, Ltd....................................... 18,273   1,085,964
*   Axos Financial, Inc.............................................. 10,851     315,222
    Banc of California, Inc.......................................... 10,033     138,154
    BancFirst Corp...................................................  5,170     299,291

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINANCIALS -- (Continued)
*   Bancorp of New Jersey, Inc.......................................     846 $    15,346
*   Bancorp, Inc. (The)..............................................  13,671     149,014
    BancorpSouth Bank................................................  21,481     658,822
    Bank of America Corp............................................. 518,970  16,228,192
    Bank of Commerce Holdings........................................   1,070      12,005
#   Bank of Hawaii Corp..............................................   6,782     592,136
    Bank of Marin Bancorp............................................   1,638      71,859
    Bank of New York Mellon Corp. (The)..............................  30,881   1,443,687
    Bank of NT Butterfield & Son, Ltd. (The).........................   9,036     297,736
    Bank of Princeton (The)..........................................     708      20,362
    Bank of South Carolina Corp......................................     550      10,203
    Bank OZK.........................................................  21,168     593,974
    BankFinancial Corp...............................................   1,550      19,964
    BankUnited, Inc..................................................  15,139     519,268
    Bankwell Financial Group, Inc....................................     459      13,137
    Banner Corp......................................................   6,670     360,047
    Bar Harbor Bankshares............................................   1,356      33,968
*   Baycom Corp......................................................     656      13,868
    BB&T Corp........................................................  47,340   2,511,387
    BCB Bancorp, Inc.................................................   1,421      18,331
    Berkshire Hills Bancorp, Inc.....................................   8,361     259,442
    BGC Partners, Inc., Class A......................................  33,666     175,063
    BlackRock, Inc...................................................   9,824   4,535,741
    Blackstone Group, Inc. (The), Class A............................  15,113     803,407
*   Blucora, Inc.....................................................   3,816      82,540
    BOK Financial Corp...............................................  11,038     851,582
    Boston Private Financial Holdings, Inc...........................  16,548     186,165
    Bridge Bancorp, Inc..............................................   1,706      55,274
*   Bridgewater Bancshares, Inc......................................   1,630      20,522
*   Brighthouse Financial, Inc.......................................  24,450     923,232
*   BrightSphere Investment Group P.L.C..............................  15,386     151,091
    Brookline Bancorp, Inc...........................................  14,077     221,009
    Brown & Brown, Inc...............................................  57,461   2,165,130
    Bryn Mawr Bank Corp..............................................   4,630     176,449
    Business First Bancshares, Inc...................................     925      22,607
*   Byline Bancorp, Inc..............................................   3,649      63,274
    C&F Financial Corp...............................................     202      10,274
    Cadence BanCorp..................................................  19,766     304,001
#   Cambridge Bancorp................................................     412      31,934
    Camden National Corp.............................................   1,950      86,404
*   Cannae Holdings, Inc.............................................  15,701     458,469
    Capital City Bank Group, Inc.....................................   2,327      66,203
    Capital One Financial Corp.......................................  42,958   4,005,833
    Capitol Federal Financial, Inc...................................  34,711     495,326
    Capstar Financial Holdings, Inc..................................     607      10,264
    Carolina Financial Corp..........................................   4,130     156,733
    Cathay General Bancorp...........................................  14,235     506,339
    Cboe Global Markets, Inc.........................................   4,774     549,726
    CBTX, Inc........................................................   2,095      60,022
    CenterState Bank Corp............................................  22,630     573,897
*   Central Federal Corp.............................................   1,038      13,702
    Central Pacific Financial Corp...................................   3,622     104,748
    Central Valley Community Bancorp.................................   1,512      31,495
    Century Bancorp, Inc., Class A...................................     255      22,188
    Charles Schwab Corp. (The).......................................  76,632   3,119,689
    Chemung Financial Corp...........................................     900      38,313
    Chubb, Ltd.......................................................  32,593   4,967,825
    Cincinnati Financial Corp........................................  14,013   1,586,412
    CIT Group, Inc...................................................  16,645     713,904

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Citigroup, Inc................................................... 147,905 $10,628,453
    Citizens & Northern Corp.........................................   1,544      39,696
    Citizens Community Bancorp, Inc..................................     800       8,896
    Citizens Financial Group, Inc....................................  42,461   1,492,929
#*  Citizens, Inc....................................................   4,745      31,602
    City Holding Co..................................................   2,664     211,362
    Civista Bancshares, Inc..........................................   2,072      46,579
    CME Group, Inc...................................................   8,562   1,761,631
    CNA Financial Corp...............................................   4,431     198,686
    CNB Financial Corp...............................................   2,020      63,165
    CNO Financial Group, Inc.........................................   7,390     115,653
*   Coastal Financial Corp...........................................   1,753      26,383
    Codorus Valley Bancorp, Inc......................................     850      18,391
    Cohen & Steers, Inc..............................................  11,580     757,795
    Colony Bankcorp, Inc.............................................     989      15,369
    Columbia Banking System, Inc.....................................  11,761     462,207
*   Columbia Financial, Inc..........................................   4,550      75,029
    Comerica, Inc....................................................   3,380     221,120
#   Commerce Bancshares, Inc.........................................  18,922   1,217,820
    Community Bank System, Inc.......................................   6,162     417,660
    Community Bankers Trust Corp.....................................   1,900      16,454
    Community Financial Corp. (The)..................................      92       3,065
*   Community First Bancshares, Inc..................................   1,900      19,361
    Community Trust Bancorp, Inc.....................................   5,088     222,905
    Community West Bancshares........................................   1,400      13,888
    ConnectOne Bancorp, Inc..........................................   5,325     129,291
*   Consumer Portfolio Services, Inc.................................   2,632       8,883
    County Bancorp, Inc..............................................     489      10,753
*   Cowen, Inc., Class A.............................................   6,629      99,236
    Crawford & Co., Class A..........................................   2,485      26,316
    Crawford & Co., Class B..........................................   3,005      27,946
#*  Credit Acceptance Corp...........................................   3,407   1,491,619
#   Cullen/Frost Bankers, Inc........................................   8,024     722,802
#*  Curo Group Holdings Corp.........................................   5,521      77,239
*   Customers Bancorp, Inc...........................................   7,263     171,262
    CVB Financial Corp...............................................  25,260     524,903
    Diamond Hill Investment Group, Inc...............................     856     120,576
    Dime Community Bancshares, Inc...................................   9,366     180,670
    Discover Financial Services......................................  64,202   5,152,853
    DNB Financial Corp...............................................     100       4,548
    Donegal Group, Inc., Class A.....................................   3,292      48,458
*   Donnelley Financial Solutions, Inc...............................   8,339      94,231
    E*TRADE Financial Corp...........................................  39,120   1,634,825
    Eagle Bancorp Montana, Inc.......................................     696      13,238
    Eagle Bancorp, Inc...............................................   7,017     316,747
    East West Bancorp, Inc...........................................  24,049   1,032,183
    Eaton Vance Corp.................................................  25,045   1,142,052
#*  eHealth, Inc.....................................................   4,542     313,580
*   Elevate Credit, Inc..............................................   4,886      19,984
    Elmira Savings Bank..............................................     444       6,238
    Employers Holdings, Inc..........................................  10,615     449,439
#*  Encore Capital Group, Inc........................................   6,969     231,301
*   Enova International, Inc.........................................  15,218     357,471
*   Enstar Group, Ltd................................................   4,429     889,786
*   Entegra Financial Corp...........................................   1,100      33,110
    Enterprise Bancorp, Inc..........................................     881      26,263
    Enterprise Financial Services Corp...............................   5,162     226,096
*   Equity Bancshares, Inc., Class A.................................   1,838      51,023
#   Erie Indemnity Co., Class A......................................   7,991   1,472,502

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
*   Esquire Financial Holdings, Inc..................................    910 $   22,113
    ESSA Bancorp, Inc................................................  1,868     30,542
    Essent Group, Ltd................................................ 27,638  1,439,663
    Evans Bancorp, Inc...............................................    394     14,968
    Evercore, Inc., Class A..........................................  9,946    732,423
    Everest Re Group, Ltd............................................  5,180  1,331,726
#*  EZCORP, Inc., Class A............................................ 15,632     82,224
#   FactSet Research Systems, Inc....................................  2,091    530,110
    Farmers & Merchants Bancorp, Inc.................................    657     16,819
    Farmers National Banc Corp.......................................  1,526     22,768
    FB Financial Corp................................................  5,474    206,206
    FBL Financial Group, Inc., Class A...............................  6,908    396,381
    Federal Agricultural Mortgage Corp., Class C.....................  2,638    223,412
    Federated Investors, Inc., Class B............................... 22,493    718,426
    FedNat Holding Co................................................  1,868     26,806
    Fidelity National Financial, Inc................................. 31,561  1,446,756
    Fifth Third Bancorp.............................................. 43,396  1,261,956
    Financial Institutions, Inc......................................  3,311    104,065
    First American Financial Corp.................................... 36,392  2,248,298
    First Bancorp....................................................  5,408    204,152
    First BanCorp.................................................... 47,566    500,394
    First Bancorp, Inc...............................................  1,624     45,910
    First Bancshares, Inc. (The).....................................    400     13,184
    First Bank.......................................................  1,208     12,756
    First Busey Corp................................................. 10,005    263,832
    First Business Financial Services, Inc...........................  1,369     33,294
    First Capital, Inc...............................................    400     23,480
    First Citizens BancShares, Inc., Class A.........................  1,922    945,470
    First Commonwealth Financial Corp................................ 20,211    284,773
    First Community Bancshares, Inc..................................  2,068     65,824
    First Community Corp.............................................  1,506     28,840
    First Defiance Financial Corp....................................  1,644     50,832
    First Financial Bancorp.......................................... 18,083    423,866
#   First Financial Bankshares, Inc.................................. 15,738    523,761
    First Financial Corp.............................................    935     41,018
    First Financial Northwest, Inc...................................  1,300     18,395
    First Foundation, Inc............................................  4,608     73,774
    First Guaranty Bancshares, Inc...................................    550     11,550
    First Hawaiian, Inc.............................................. 24,560    671,225
    First Horizon National Corp...................................... 43,634    696,835
    First Internet Bancorp...........................................    909     20,671
    First Interstate BancSystem, Inc., Class A.......................  8,016    336,351
    First Merchants Corp.............................................  9,025    356,939
    First Mid Bancshares, Inc........................................    350     12,215
    First Midwest Bancorp, Inc....................................... 18,539    380,791
    First Northwest Bancorp..........................................    817     14,355
    First of Long Island Corp. (The).................................  2,544     59,631
    First Republic Bank.............................................. 12,182  1,295,678
    First Savings Financial Group, Inc...............................    238     14,742
    First United Corp................................................    402      9,407
    First US Bancshares, Inc.........................................    700      6,580
*   First Western Financial, Inc.....................................    900     14,850
    FirstCash, Inc...................................................  8,158    688,454
    Flagstar Bancorp, Inc............................................ 14,928    542,484
    Flushing Financial Corp..........................................  6,093    131,853
    FNB Corp......................................................... 57,689    695,729
    Franklin Financial Network, Inc..................................  2,002     66,607
#   Franklin Financial Services Corp.................................    387     13,851
    Franklin Resources, Inc.......................................... 52,217  1,438,578

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FINANCIALS -- (Continued)
    FS Bancorp, Inc..................................................     606 $   34,693
    Fulton Financial Corp............................................  27,905    476,059
#   GAIN Capital Holdings, Inc.......................................   6,006     25,345
*   Genworth Financial, Inc., Class A................................  36,151    154,726
    German American Bancorp, Inc.....................................   3,483    115,113
    Glacier Bancorp, Inc.............................................  10,717    453,543
    Glen Burnie Bancorp..............................................     300      3,186
    Global Indemnity, Ltd............................................   1,893     46,871
    Globe Life, Inc..................................................  13,690  1,332,448
    Goldman Sachs Group, Inc. (The)..................................  21,142  4,511,280
#   Goosehead Insurance, Inc., Class A...............................   1,526     78,101
*   Great Elm Capital Group, Inc.....................................     393      1,293
    Great Southern Bancorp, Inc......................................   2,513    151,835
    Great Western Bancorp, Inc.......................................  10,057    350,688
*   Green Dot Corp., Class A.........................................   7,962    229,624
    Greene County Bancorp, Inc.......................................   3,316     92,251
#   Greenhill & Co., Inc.............................................   6,444    104,393
#*  Greenlight Capital Re, Ltd., Class A.............................   5,732     61,906
    Guaranty Bancshares, Inc.........................................     529     16,748
    Guaranty Federal Bancshares, Inc.................................     101      2,451
*   Hallmark Financial Services, Inc.................................   1,500     26,730
    Hamilton Lane, Inc., Class A.....................................   3,686    219,759
    Hancock Whitney Corp.............................................  15,280    595,920
    Hanmi Financial Corp.............................................   6,116    117,733
    Hanover Insurance Group, Inc. (The)..............................   9,294  1,224,113
*   HarborOne Bancrop, Inc...........................................   3,786     38,655
    Hartford Financial Services Group, Inc. (The)....................  88,190  5,033,885
    Hawthorn Bancshares, Inc.........................................     611     14,664
    HCI Group, Inc...................................................   1,344     56,515
    Heartland Financial USA, Inc.....................................   5,450    254,951
#   Hennessy Advisors, Inc...........................................   1,267     14,064
    Heritage Commerce Corp...........................................   6,579     79,080
    Heritage Financial Corp..........................................   6,341    174,568
    Heritage Insurance Holdings, Inc.................................   3,323     44,262
    Hilltop Holdings, Inc............................................  10,662    249,064
    Hingham Institution for Savings..................................     221     41,988
*   HMN Financial, Inc...............................................     600     12,630
    Home Bancorp, Inc................................................     196      7,479
    Home BancShares, Inc.............................................  28,778    531,817
*   HomeStreet, Inc..................................................   7,077    212,381
    HomeTrust Bancshares, Inc........................................   2,385     63,679
    Hope Bancorp, Inc................................................  24,516    349,843
    Horace Mann Educators Corp.......................................  11,530    502,247
    Horizon Bancorp, Inc.............................................   4,743     86,583
    Houlihan Lokey, Inc..............................................   4,475    211,488
*   Howard Bancorp, Inc..............................................     900     15,102
    IBERIABANK Corp..................................................  10,307    756,431
    IF Bancorp, Inc..................................................   1,300     27,931
    Independence Holding Co..........................................     479     18,729
    Independent Bank Corp............................................   6,166    506,105
    Independent Bank Corp............................................   2,690     60,552
    Independent Bank Group, Inc......................................   7,681    410,703
#   Interactive Brokers Group, Inc., Class A.........................   8,501    404,223
    Intercontinental Exchange, Inc...................................  17,784  1,677,387
    International Bancshares Corp....................................  11,889    486,973
*   INTL. FCStone, Inc...............................................   3,136    125,440
    Invesco, Ltd..................................................... 115,545  1,943,467
    Investar Holding Corp............................................     440     10,916
    Investors Bancorp, Inc...........................................  50,373    606,995

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Investors Title Co...............................................      67 $    10,164
    James River Group Holdings, Ltd..................................   8,855     317,098
    Janus Henderson Group P.L.C......................................  57,279   1,324,863
    JPMorgan Chase & Co.............................................. 306,362  38,270,741
    Kearny Financial Corp............................................  20,016     280,824
    Kemper Corp......................................................  17,662   1,269,545
    Kentucky First Federal Bancorp...................................   1,169       8,768
    KeyCorp..........................................................  60,659   1,090,042
    Kingstone Cos., Inc..............................................   1,394      11,250
    Kinsale Capital Group, Inc.......................................   3,743     395,710
#   KKR & Co., Inc., Class A.........................................  17,885     515,625
    Ladenburg Thalmann Financial Services, Inc.......................  19,449      43,955
    Lake Shore Bancorp, Inc..........................................     663       9,892
    Lakeland Bancorp, Inc............................................   7,907     130,861
    Lakeland Financial Corp..........................................   4,437     206,542
    Landmark Bancorp, Inc............................................     435      10,088
    Lazard, Ltd., Class A............................................  23,624     881,884
    LCNB Corp........................................................     917      16,579
    LegacyTexas Financial Group, Inc.................................   7,368     313,435
    Legg Mason, Inc..................................................  30,463   1,135,051
*   LendingClub Corp.................................................  24,673     311,867
#*  LendingTree, Inc.................................................   1,351     486,157
    Level One Bancorp, Inc...........................................     511      12,468
*   Limestone Bancorp, Inc...........................................   1,000      15,050
    Lincoln National Corp............................................  30,948   1,747,943
#   Live Oak Bancshares, Inc.........................................   6,544     118,774
    Loews Corp.......................................................   5,495     269,255
    LPL Financial Holdings, Inc......................................  25,847   2,089,471
    Luther Burbank Corp..............................................   1,713      19,819
    M&T Bank Corp....................................................  13,451   2,105,485
    Macatawa Bank Corp...............................................   3,313      34,637
    Mackinac Financial Corp..........................................   4,036      63,123
*   Magyar Bancorp, Inc..............................................   1,100      13,585
    Maiden Holdings, Ltd.............................................  31,583      18,160
#*  MainStreet Bancshares, Inc.......................................     515      10,681
*   Malvern Bancorp, Inc.............................................     515      11,526
#   Manning & Napier, Inc............................................   1,200       2,052
*   Markel Corp......................................................   1,617   1,893,507
    MarketAxess Holdings, Inc........................................   2,500     921,475
    Marlin Business Services Corp....................................   1,642      38,981
    Marsh & McLennan Cos., Inc.......................................  28,818   2,986,121
#*  MBIA, Inc........................................................   3,063      28,455
    Mercantile Bank Corp.............................................   1,891      66,582
    Merchants Bancorp................................................   1,535      25,067
    Mercury General Corp.............................................  13,258     637,179
    Meridian Bancorp, Inc............................................  11,329     221,595
*   Meridian Corp....................................................   1,050      18,638
    Meta Financial Group, Inc........................................   6,639     210,191
    MetLife, Inc.....................................................  78,984   3,695,661
*   Metropolitan Bank Holding Corp...................................     500      21,470
    MGIC Investment Corp.............................................   3,341      45,805
    Mid Penn Bancorp, Inc............................................     810      20,655
    Middlefield Banc Corp............................................     477      21,942
    Midland States Bancorp, Inc......................................   1,527      40,924
    MidWestOne Financial Group, Inc..................................   1,531      49,903
*   MMA Capital Holdings, Inc........................................     709      22,567
#   Moelis & Co., Class A............................................  10,045     358,406
    Moody's Corp.....................................................  13,567   2,994,101
    Morgan Stanley................................................... 116,524   5,365,930

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
    Morningstar, Inc.................................................  8,292 $1,341,977
#*  Mr Cooper Group, Inc............................................. 12,190    156,032
    MSB Financial Corp...............................................    705     11,069
    MSCI, Inc........................................................  8,567  2,009,476
    MutualFirst Financial, Inc.......................................    477     19,028
    MVB Financial Corp...............................................    945     19,042
    Nasdaq, Inc...................................................... 15,653  1,561,700
    National Bank Holdings Corp., Class A............................  6,516    224,150
    National Bankshares, Inc.........................................    507     21,335
    National General Holdings Corp................................... 29,224    623,056
    National Western Life Group, Inc., Class A.......................    764    208,266
    Navient Corp..................................................... 49,070    675,694
#   NBT Bancorp, Inc.................................................  7,504    298,284
    Nelnet, Inc., Class A............................................  5,909    362,044
#   New York Community Bancorp, Inc.................................. 92,343  1,075,796
>>  NewStar Financial, Inc...........................................  4,932      3,464
*   NI Holdings, Inc.................................................    962     16,835
*   Nicholas Financial, Inc..........................................  2,510     21,109
*   Nicolet Bankshares, Inc..........................................    399     27,523
*   NMI Holdings, Inc., Class A...................................... 16,533    483,590
*   Northeast Bank...................................................  1,100     23,551
    Northern Trust Corp.............................................. 11,946  1,190,777
    Northfield Bancorp, Inc..........................................  5,016     85,322
    Northrim BanCorp, Inc............................................    383     14,918
    Northwest Bancshares, Inc........................................ 26,339    444,339
    Norwood Financial Corp...........................................    600     18,720
#   Oak Valley Bancorp...............................................    817     13,644
    OceanFirst Financial Corp........................................  9,960    238,343
*   Ocwen Financial Corp............................................. 15,293     25,845
    OFG Bancorp......................................................  7,001    142,190
    Ohio Valley Banc Corp............................................    243      8,928
    Old Line Bancshares, Inc.........................................  1,817     53,202
    Old National Bancorp............................................. 29,541    531,590
    Old Point Financial Corp.........................................    189      4,549
    Old Republic International Corp.................................. 62,158  1,388,610
    Old Second Bancorp, Inc..........................................  1,641     19,807
*   On Deck Capital, Inc............................................. 19,130     85,320
    OneMain Holdings, Inc............................................ 31,888  1,275,520
    Oppenheimer Holdings, Inc., Class A..............................  2,150     58,480
    Opus Bank........................................................  6,320    156,673
    Origin Bancorp, Inc..............................................  1,651     58,099
    Oritani Financial Corp...........................................  8,528    159,132
    Orrstown Financial Services, Inc.................................  1,386     30,062
*   Pacific Mercantile Bancorp.......................................  1,500     10,740
    Pacific Premier Bancorp, Inc.....................................  6,705    226,327
    PacWest Bancorp.................................................. 17,513    647,806
    Park National Corp...............................................  2,132    215,865
    Parke Bancorp, Inc...............................................    601     14,448
    Pathfinder Bancorp, Inc..........................................    900     11,745
    PCB Bancorp......................................................    653     10,925
    PCSB Financial Corp..............................................    610     12,359
    Peapack Gladstone Financial Corp.................................  2,215     64,678
    Penns Woods Bancorp, Inc.........................................    853     26,076
*   Pennymac Financial Services, Inc................................. 17,708    551,250
    Peoples Bancorp of North Carolina, Inc...........................  1,287     38,275
    Peoples Bancorp, Inc.............................................  2,291     74,939
    Peoples Financial Corp...........................................    800      8,512
    Peoples Financial Services Corp..................................    500     24,590
    People's United Financial, Inc................................... 48,892    790,584

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINANCIALS -- (Continued)
    People's Utah Bancorp............................................  1,091 $   31,748
    Pinnacle Financial Partners, Inc.................................  9,098    535,144
    Piper Jaffray Cos................................................  2,856    224,310
    PJT Partners, Inc., Class A......................................  3,092    128,411
    Plumas Bancorp...................................................    646     14,212
    PNC Financial Services Group, Inc. (The)......................... 12,454  1,827,002
*   Ponce de Leon Federal Bank.......................................    877     12,304
    Popular, Inc..................................................... 13,454    732,705
#*  PRA Group, Inc...................................................  8,403    285,114
    Preferred Bank...................................................  1,425     75,967
    Premier Financial Bancorp, Inc...................................  1,616     28,684
    Primerica, Inc................................................... 11,425  1,441,606
    Principal Financial Group, Inc................................... 33,846  1,806,699
    ProAssurance Corp................................................ 12,357    484,642
    Progressive Corp. (The).......................................... 47,233  3,292,140
#   Prosperity Bancshares, Inc.......................................  8,799    607,307
    Protective Insurance Corp., Class A..............................  1,036     15,385
    Protective Insurance Corp., Class B..............................  1,722     27,397
*   Provident Bancorp, Inc...........................................  1,077     12,278
    Provident Financial Holdings, Inc................................    990     19,859
    Provident Financial Services, Inc................................ 17,626    439,769
    Prudential Bancorp, Inc..........................................    879     15,339
    Prudential Financial, Inc........................................ 39,773  3,624,911
    Pzena Investment Management, Inc., Class A.......................  2,038     16,915
    QCR Holdings, Inc................................................  1,402     56,893
    Radian Group, Inc................................................  1,600     40,160
*   Randolph Bancorp, Inc............................................    800     12,048
    Raymond James Financial, Inc..................................... 13,346  1,114,258
    RBB Bancorp......................................................  2,496     50,269
*   Regional Management Corp.........................................  1,439     41,630
    Regions Financial Corp........................................... 96,306  1,550,527
    Reinsurance Group of America, Inc................................  7,379  1,198,866
    RenaissanceRe Holdings, Ltd......................................  8,851  1,656,730
    Renasant Corp....................................................  9,364    324,931
    Republic Bancorp, Inc., Class A..................................  2,095     93,165
*   Republic First Bancorp, Inc......................................  3,400     13,770
    Riverview Bancorp, Inc...........................................  1,676     12,050
    RLI Corp.........................................................  6,955    676,861
    S&P Global, Inc.................................................. 13,545  3,494,475
    S&T Bancorp, Inc.................................................  5,521    207,893
    Safety Insurance Group, Inc......................................  3,426    333,007
    Salisbury Bancorp, Inc...........................................    800     30,448
    Sandy Spring Bancorp, Inc........................................  6,112    210,864
    Santander Consumer USA Holdings, Inc............................. 54,974  1,378,748
    SB Financial Group, Inc..........................................  1,621     27,427
    SB One Bancorp...................................................    492     10,863
*   Seacoast Banking Corp. of Florida................................  5,406    151,368
*   Security National Financial Corp., Class A.......................    882      4,348
    SEI Investments Co............................................... 25,979  1,556,662
*   Select Bancorp, Inc..............................................  1,607     18,159
    Selective Insurance Group, Inc................................... 13,056    902,431
    ServisFirst Bancshares, Inc......................................  7,396    258,860
    Severn Bancorp, Inc..............................................  1,832     15,206
    Shore Bancshares, Inc............................................  1,820     28,410
    Sierra Bancorp...................................................  1,779     48,460
    Signature Bank................................................... 10,971  1,298,089
    Silvercrest Asset Management Group, Inc., Class A................    953     11,455
    Simmons First National Corp., Class A............................ 14,970    358,082
    SLM Corp......................................................... 90,024    759,803

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FINANCIALS -- (Continued)
*   SmartFinancial, Inc..............................................     900 $   18,945
    Sound Financial Bancorp, Inc.....................................     200      7,360
    South State Corp.................................................   5,889    464,407
*   Southern First Bancshares, Inc...................................     700     28,217
    Southern Missouri Bancorp, Inc...................................     700     25,487
    Southern National Bancorp of Virginia, Inc.......................   1,339     21,210
#   Southside Bancshares, Inc........................................   5,959    205,288
*   Spirit of Texas Bancshares, Inc..................................     722     15,090
    State Auto Financial Corp........................................   4,621    152,909
    State Street Corp................................................  22,533  1,488,755
    Sterling Bancorp.................................................  29,373    577,179
    Sterling Bancorp, Inc............................................   6,145     59,545
    Stewardship Financial Corp.......................................   1,104     17,388
    Stewart Information Services Corp................................   4,590    187,823
    Stifel Financial Corp............................................  14,026    785,175
    Stock Yards Bancorp, Inc.........................................   2,229     89,026
    Summit Financial Group, Inc......................................     488     12,424
    Summit State Bank................................................     845     10,233
    SunTrust Banks, Inc..............................................  31,462  2,150,113
*   SVB Financial Group..............................................   5,445  1,205,959
    Synchrony Financial.............................................. 130,209  4,605,492
    Synovus Financial Corp...........................................  20,080    680,110
    T Rowe Price Group, Inc..........................................  21,346  2,471,867
    TCF Financial Corp...............................................  26,474  1,048,106
    TD Ameritrade Holding Corp.......................................  31,286  1,200,757
    Territorial Bancorp, Inc.........................................   1,317     38,931
*   Texas Capital Bancshares, Inc....................................   7,459    403,234
    TFS Financial Corp...............................................  21,817    420,195
*   Third Point Reinsurance, Ltd.....................................  23,306    221,174
    Timberland Bancorp, Inc..........................................     618     16,377
    Tiptree, Inc.....................................................   3,518     25,857
    Tompkins Financial Corp..........................................   2,031    177,733
    Towne Bank.......................................................  13,691    384,580
    Travelers Cos., Inc. (The).......................................  51,006  6,684,846
    TriCo Bancshares.................................................   3,293    123,916
*   TriState Capital Holdings, Inc...................................   3,298     76,250
*   Triumph Bancorp, Inc.............................................   3,953    128,275
    TrustCo Bank Corp. NY............................................  18,825    162,648
#   Trustmark Corp...................................................  10,284    352,947
    Two River Bancorp................................................     685     14,364
    U.S. Bancorp.....................................................   2,259    128,808
    UMB Financial Corp...............................................   9,091    593,279
    Umpqua Holdings Corp.............................................  43,353    685,844
    United Bancorp, Inc..............................................   1,200     14,280
    United Bancshares, Inc...........................................     300      6,336
#   United Bankshares, Inc...........................................  17,401    688,036
    United Community Banks, Inc......................................  13,445    406,173
    United Community Financial Corp..................................   6,179     70,379
    United Financial Bancorp, Inc....................................   8,147    115,036
    United Fire Group, Inc...........................................   7,187    327,152
    United Insurance Holdings Corp...................................   7,255     88,946
    United Security Bancshares.......................................   3,542     36,022
    Unity Bancorp, Inc...............................................     600     13,104
    Universal Insurance Holdings, Inc................................   9,298    252,069
    Univest Financial Corp...........................................   5,773    148,655
    Unum Group.......................................................  39,562  1,089,537
#   Valley National Bancorp..........................................  62,431    722,951
    Value Line, Inc..................................................     245      4,956
    Veritex Holdings, Inc............................................   7,108    174,999

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FINANCIALS -- (Continued)
    Victory Capital Holdings, Inc., Class A..........................   1,710 $     26,608
#   Virtu Financial, Inc., Class A...................................  15,753      267,171
    Virtus Investment Partners, Inc..................................   2,433      263,932
    Voya Financial, Inc..............................................  29,670    1,600,993
#   Waddell & Reed Financial, Inc., Class A..........................  16,366      271,021
    Walker & Dunlop, Inc.............................................   7,179      452,205
    Washington Federal, Inc..........................................  15,665      571,146
    Washington Trust Bancorp, Inc....................................   2,655      135,644
    Waterstone Financial, Inc........................................   6,401      119,251
    Webster Financial Corp...........................................  14,318      631,424
#   Wellesley Bank...................................................   1,081       34,322
    Wells Fargo & Co................................................. 210,250   10,855,207
    WesBanco, Inc....................................................  10,686      401,687
    West Bancorporation, Inc.........................................   2,622       61,565
    Westamerica Bancorporation.......................................   4,107      271,144
    Western Alliance Bancorp.........................................  19,136      943,979
    Western New England Bancorp, Inc.................................   2,300       21,988
    Westwood Holdings Group, Inc.....................................   1,098       33,193
    Willis Towers Watson P.L.C.......................................  15,669    2,928,536
    Wintrust Financial Corp..........................................  12,587      803,302
#   WisdomTree Investments, Inc......................................  11,800       60,298
*   World Acceptance Corp............................................   2,207      229,109
    WR Berkley Corp..................................................  23,264    1,626,154
    WSFS Financial Corp..............................................  10,338      435,953
    WVS Financial Corp...............................................     100        1,531
    Zions Bancorp NA.................................................  27,434    1,329,726
                                                                              ------------
TOTAL FINANCIALS.....................................................          365,888,237
                                                                              ------------
HEALTH CARE -- (13.0%)
    Abbott Laboratories..............................................  30,793    2,574,603
    AbbVie, Inc......................................................  79,907    6,356,602
*   ABIOMED, Inc.....................................................   4,336      900,067
#*  ACADIA Pharmaceuticals, Inc......................................   2,623      111,241
*   Accuray, Inc.....................................................   6,422       16,697
*   Achillion Pharmaceuticals, Inc...................................  15,963      102,323
#*  Acorda Therapeutics, Inc.........................................   6,995       11,542
*   Addus HomeCare Corp..............................................   1,000       84,210
*   Aduro Biotech, Inc...............................................   5,482        6,249
*   Adverum Biotechnologies, Inc.....................................   3,621       26,325
*   Aeglea BioTherapeutics, Inc......................................   2,100       15,981
*   Affimed NV.......................................................   9,000       26,460
    Agilent Technologies, Inc........................................  33,698    2,552,623
#*  Agios Pharmaceuticals, Inc.......................................   2,444       73,516
#*  Akebia Therapeutics, Inc.........................................   4,833       18,027
*   Akorn, Inc.......................................................   7,820       39,022
*   Albireo Pharma, Inc..............................................     500        9,185
*   Alexion Pharmaceuticals, Inc.....................................  15,167    1,598,602
*   Align Technology, Inc............................................   6,306    1,590,941
*   Alkermes P.L.C...................................................   3,226       63,004
    Allergan P.L.C...................................................  21,138    3,722,613
*   Allscripts Healthcare Solutions, Inc.............................  42,922      469,567
#*  Alnylam Pharmaceuticals, Inc.....................................   4,046      350,950
#*  AMAG Pharmaceuticals, Inc........................................   7,067       68,585
*   Amedisys, Inc....................................................   5,572      716,113
*   American Renal Associates Holdings, Inc..........................   5,278       43,913
    AmerisourceBergen Corp...........................................  39,253    3,351,421
    Amgen, Inc.......................................................  56,803   12,113,240
*   Amicus Therapeutics, Inc.........................................   6,358       53,598
*   AMN Healthcare Services, Inc.....................................  13,634      801,134

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
HEALTH CARE -- (Continued)
*   Amphastar Pharmaceuticals, Inc...................................   2,833 $   54,719
*   AnaptysBio, Inc..................................................   2,977    112,292
*   AngioDynamics, Inc...............................................   7,077    108,278
*   ANI Pharmaceuticals, Inc.........................................   1,307    102,090
#*  Anika Therapeutics, Inc..........................................   2,735    192,517
    Anthem, Inc......................................................  23,271  6,261,761
*   Applied Genetic Technologies Corp................................   3,753     11,372
*   Ardelyx, Inc.....................................................   4,277     21,385
*   Arena Pharmaceuticals, Inc.......................................   2,544    123,931
*   Assertio Therapeutics, Inc.......................................   1,202        950
#*  Atara Biotherapeutics, Inc.......................................   3,132     34,201
*   AtriCure Inc.....................................................   3,949    105,004
    Atrion Corp......................................................     364    307,009
*   Audentes Therapeutics, Inc.......................................   4,191    112,738
    Becton Dickinson and Co..........................................  10,763  2,755,328
*   BioDelivery Sciences International, Inc..........................   3,149     18,201
*   Biogen, Inc......................................................  18,265  5,455,938
*   BioMarin Pharmaceutical, Inc.....................................   7,119    521,182
*   Bio-Rad Laboratories, Inc., Class A..............................   1,962    650,638
*   BioSpecifics Technologies Corp...................................     876     42,425
    Bio-Techne Corp..................................................   3,810    793,128
*   BioTelemetry, Inc................................................   4,746    186,803
#*  Bluebird Bio, Inc................................................   6,158    498,798
*   Boston Scientific Corp...........................................  69,266  2,888,392
    Bristol-Myers Squibb Co.......................................... 109,253  6,267,845
    Bruker Corp......................................................  34,977  1,556,477
*   Calithera Biosciences, Inc.......................................   5,200     14,976
*   Cambrex Corp.....................................................   3,236    193,286
#   Cantel Medical Corp..............................................   4,819    351,257
*   Capital Senior Living Corp.......................................   3,685     15,145
    Cardinal Health, Inc.............................................  48,247  2,385,814
*   Cardiovascular Systems, Inc......................................   4,231    188,364
*   Castlight Health, Inc., Class B..................................     100        151
#*  Catabasis Pharmaceuticals, Inc...................................   4,103     20,679
*   Catalent, Inc....................................................  21,816  1,061,348
*   Catalyst Biosciences, Inc........................................   9,874     53,715
*   Celgene Corp.....................................................  59,184  6,393,648
*   Centene Corp.....................................................  44,121  2,341,943
    Cerner Corp......................................................  44,494  2,986,437
*   Charles River Laboratories International, Inc....................   8,160  1,060,637
*   Chembio Diagnostics, Inc.........................................   1,787      9,560
    Chemed Corp......................................................     951    374,608
*   ChemoCentryx, Inc................................................   5,216     44,858
#*  Chiasma, Inc.....................................................   4,800     25,152
*   Chimerix, Inc....................................................   5,901      8,438
#*  Cidara Therapeutics, Inc.........................................   1,583      3,467
*   Cigna Corp.......................................................  52,287  9,331,138
*   Collegium Pharmaceutical, Inc....................................   5,728     68,736
    Computer Programs & Systems, Inc.................................     184      4,245
*   Concert Pharmaceuticals, Inc.....................................     800      4,984
    CONMED Corp......................................................   4,320    475,286
    Cooper Cos., Inc. (The)..........................................   3,583  1,042,653
#*  Corcept Therapeutics, Inc........................................  12,907    188,313
*   CorVel Corp......................................................   6,563    519,265
#*  Corvus Pharmaceuticals, Inc......................................   2,175      7,243
#*  Covetrus, Inc....................................................   2,975     29,497
*   Cross Country Healthcare, Inc....................................   9,956    107,624
*   CryoLife, Inc....................................................   5,698    127,920
*   Cumberland Pharmaceuticals, Inc..................................   1,705      8,968

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
HEALTH CARE -- (Continued)
*   Cutera, Inc......................................................   1,203 $   37,895
    CVS Health Corp.................................................. 127,451  8,461,472
*   Cymabay Therapeutics, Inc........................................   3,616     16,236
*   CytomX Therapeutics, Inc.........................................   3,708     22,730
    Danaher Corp.....................................................  26,481  3,649,611
*   DaVita, Inc......................................................  28,814  1,688,500
*   Deciphera Pharmaceuticals, Inc...................................   6,957    308,473
#*  Denali Therapeutics, Inc.........................................   2,472     38,736
    DENTSPLY SIRONA, Inc.............................................  20,681  1,132,905
*   DexCom, Inc......................................................   2,909    448,684
*   Digirad Corp.....................................................     150        614
*   Diplomat Pharmacy, Inc...........................................   7,144     38,863
#*  Eagle Pharmaceuticals, Inc.......................................   2,161    135,495
*   Edwards Lifesciences Corp........................................   7,775  1,853,405
*   Eiger BioPharmaceuticals, Inc....................................   2,909     31,708
*   Elanco Animal Health, Inc........................................  10,940    295,599
>>  Elanco Animal Health, Inc........................................   2,068          0
*   Electromed, Inc..................................................   2,300     15,525
*   Emergent BioSolutions, Inc.......................................   7,615    435,273
*   Enanta Pharmaceuticals, Inc......................................   2,047    124,621
    Encompass Health Corp............................................   2,644    169,269
*   Endo International P.L.C.........................................  20,988     96,335
#*  Enzo Biochem, Inc................................................   1,646      5,201
#*  Epizyme, Inc.....................................................   6,900     79,419
#*  Evolent Health, Inc., Class A....................................  24,987    190,401
#*  Exact Sciences Corp..............................................   7,953    691,911
*   Exelixis, Inc....................................................  36,889    569,935
*   FibroGen, Inc....................................................   2,814    110,168
*   Five Prime Therapeutics, Inc.....................................   4,115     16,254
*   FONAR Corp.......................................................     776     15,776
#*  Genomic Health, Inc..............................................     701     46,743
    Gilead Sciences, Inc............................................. 108,362  6,903,743
#*  Global Blood Therapeutics, Inc...................................   2,626    125,917
*   Globus Medical, Inc., Class A....................................   8,320    435,718
*   GlycoMimetics, Inc...............................................   3,034     16,020
#*  Guardant Health, Inc.............................................   2,015    140,043
*   Haemonetics Corp.................................................   7,487    903,906
#*  Hanger, Inc......................................................   3,176     71,809
*   Harvard Bioscience, Inc..........................................   3,317      9,288
#*  HealthEquity, Inc................................................   8,069    458,239
*   HealthStream, Inc................................................   4,750    133,285
*   Henry Schein, Inc................................................  14,144    885,202
#*  Heska Corp.......................................................   1,107     89,689
    Hill-Rom Holdings, Inc...........................................  10,467  1,095,790
*   HMS Holdings Corp................................................  13,644    446,022
*   Hologic, Inc.....................................................  40,915  1,976,604
*   Horizon Therapeutics P.L.C.......................................  19,600    566,636
    Humana, Inc......................................................  15,217  4,476,841
*   ICU Medical, Inc.................................................   2,563    414,206
*   IDEXX Laboratories, Inc..........................................   4,139  1,179,656
*   Illumina, Inc....................................................   4,634  1,369,440
*   Incyte Corp......................................................   4,196    352,128
*   Innoviva, Inc....................................................  10,187    118,373
*   Inogen, Inc......................................................   1,052     57,266
#*  Inovalon Holdings, Inc., Class A.................................   5,033     78,666
*   Inspire Medical Systems, Inc.....................................   2,520    153,670
#*  Insulet Corp.....................................................   2,899    421,283
*   Integer Holdings Corp............................................   4,357    337,406
*   Integra LifeSciences Holdings Corp...............................   9,149    531,191

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                       ------- -----------
HEALTH CARE -- (Continued)
#*   Intellia Therapeutics, Inc.......................................   7,157 $    89,355
#*   Intra-Cellular Therapies, Inc....................................   2,471      22,857
#*   IntriCon Corp....................................................   1,700      35,156
*    Intuitive Surgical, Inc..........................................   4,323   2,390,403
#    Invacare Corp....................................................   3,836      29,614
#*   Ionis Pharmaceuticals, Inc.......................................   6,851     381,738
*    IQVIA Holdings, Inc..............................................  15,911   2,297,867
#*   iRadimed Corp....................................................   1,652      41,713
*    Jazz Pharmaceuticals P.L.C.......................................   5,949     747,373
     Johnson & Johnson................................................ 187,162  24,712,870
#*   Joint Corp. (The)................................................   1,721      32,819
#*   Kala Pharmaceuticals, Inc........................................   3,757      13,638
#*   Karyopharm Therapeutics, Inc.....................................   3,622      42,377
     Kewaunee Scientific Corp.........................................     534       8,496
*    Kindred Biosciences, Inc.........................................   1,675      13,685
*    Laboratory Corp. of America Holdings.............................   9,338   1,538,622
#*   Lannett Co., Inc.................................................     400       4,756
*    Lantheus Holdings, Inc...........................................   7,641     159,315
#    LeMaitre Vascular, Inc...........................................   4,355     150,683
*    LHC Group, Inc...................................................   5,841     648,176
#*   Ligand Pharmaceuticals, Inc......................................   1,699     184,868
#*   Lipocine, Inc....................................................   1,313       3,532
*    LivaNova P.L.C...................................................   4,817     340,706
     Luminex Corp.....................................................   6,816     139,694
*    MacroGenics, Inc.................................................   2,879      24,472
*    Madrigal Pharmaceuticals, Inc....................................     552      51,021
*    Magellan Health, Inc.............................................   7,291     473,186
#*   Mallinckrodt P.L.C...............................................   8,123      25,669
*    Masimo Corp......................................................   6,732     981,458
     McKesson Corp....................................................  41,951   5,579,483
*>>  MedCath Corp.....................................................     117           0
*    MEDNAX, Inc......................................................  16,172     355,137
*    Medpace Holdings, Inc............................................   5,469     402,682
     Medtronic P.L.C..................................................  65,622   7,146,236
     Merck & Co., Inc................................................. 112,373   9,738,244
     Meridian Bioscience, Inc.........................................   4,317      42,263
*    Merit Medical Systems, Inc.......................................   6,597     136,261
#    Merrimack Pharmaceuticals, Inc...................................   2,200       8,690
*    Mersana Therapeutics, Inc........................................   5,538      10,411
#    Mesa Laboratories, Inc...........................................     200      45,550
*    Mettler-Toledo International, Inc................................   2,599   1,832,139
*    Minerva Neurosciences, Inc.......................................   5,400      25,596
#*   Mirati Therapeutics, Inc.........................................   1,129     106,329
*    Molecular Templates, Inc.........................................   3,072      25,989
*    Molina Healthcare, Inc...........................................  21,102   2,482,439
*    Momenta Pharmaceuticals, Inc.....................................   4,100      63,468
#*   MyoKardia Inc....................................................     718      41,163
*    Myriad Genetics, Inc.............................................   6,538     220,134
     National Research Corp...........................................   1,731      99,411
*    Natus Medical, Inc...............................................   3,851     129,702
#*   Neogen Corp......................................................   4,152     270,129
#*   NeoGenomics, Inc.................................................   6,093     139,712
     Neoleukin Therapeutics, Inc......................................   3,400      10,132
*    Neurocrine Biosciences, Inc......................................   2,000     198,980
#*   NewLink Genetics Corp............................................   1,938       2,868
*    NextGen Healthcare, Inc..........................................   5,664      95,750
*    Novocure, Ltd....................................................   4,471     320,302
*    NuVasive, Inc....................................................   3,689     260,222
#*   Nuvectra Corp....................................................     849       1,121

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
HEALTH CARE -- (Continued)
*   Omnicell, Inc....................................................   4,122 $  290,148
#*  OPKO Health, Inc.................................................  72,128    102,422
#*  Option Care Health, Inc..........................................  18,552     65,674
*   OraSure Technologies, Inc........................................   3,692     31,530
*   Orthofix Medical, Inc............................................   1,449     60,901
#*  OrthoPediatrics Corp.............................................   1,393     53,881
*   Otonomy, Inc.....................................................   3,300      7,524
#*  Ovid therapeutics, Inc...........................................   4,442     10,261
#   Owens & Minor, Inc...............................................   6,914     46,531
*   Pacira BioSciences, Inc..........................................   1,924     77,903
*   PDL BioPharma, Inc...............................................  17,391     49,043
#*  Penumbra, Inc....................................................   1,530    238,634
    PerkinElmer, Inc.................................................   8,081    694,643
    Perrigo Co. P.L.C................................................  11,661    618,266
#*  PetIQ, Inc.......................................................   3,429     84,765
*   Pfenex, Inc......................................................   2,224     20,505
    Pfizer, Inc...................................................... 242,648  9,310,404
*   PRA Health Sciences, Inc.........................................  12,365  1,208,184
*   Premier, Inc., Class A...........................................  12,776    416,242
#*  Prestige Consumer Healthcare, Inc................................   5,817    206,271
*   Pro-Dex, Inc.....................................................   1,452     19,384
*   Protagonist Therapeutics, Inc....................................   4,126     55,495
*   Prothena Corp. P.L.C.............................................   8,464     77,022
*   Providence Service Corp. (The)...................................   1,646    105,130
    Psychemedics Corp................................................     600      5,778
    Quest Diagnostics, Inc...........................................   8,777    888,671
*   Quidel Corp......................................................   2,190    124,611
#*  Quorum Health Corp...............................................   3,733      4,144
*   R1 RCM, Inc......................................................   3,711     39,448
*   Ra Pharmaceuticals, Inc..........................................   1,700     80,019
*   RadNet, Inc......................................................   5,858     91,502
*   Regeneron Pharmaceuticals, Inc...................................   4,120  1,261,874
#*  REGENXBIO, Inc...................................................   4,538    161,961
*   Repligen Corp....................................................   5,247    417,084
    ResMed, Inc......................................................  10,493  1,552,125
*   Retrophin, Inc...................................................   3,350     40,200
#*  Rhythm Pharmaceuticals, Inc......................................   2,267     48,332
#*  Rigel Pharmaceuticals, Inc.......................................  10,783     22,105
*   RTI Surgical Holdings, Inc.......................................   7,852     17,274
#*  Sage Therapeutics, Inc...........................................   2,948    399,896
#*  Sangamo Therapeutics, Inc........................................  12,900    116,745
#*  Sarepta Therapeutics, Inc........................................   3,242    269,281
*   SeaSpine Holdings Corp...........................................     289      4,000
*   Seattle Genetics, Inc............................................   3,292    353,561
*   SIGA Technologies, Inc...........................................   2,512     13,942
    Simulations Plus, Inc............................................   2,272     80,452
#*  Spectrum Pharmaceuticals, Inc....................................   6,748     52,364
*   Spero Therapeutics, Inc..........................................   1,099     12,056
    STERIS P.L.C.....................................................   4,871    689,587
    Stryker Corp.....................................................  21,254  4,596,603
*   Supernus Pharmaceuticals, Inc....................................   4,614    128,223
*   Surmodics, Inc...................................................   1,314     62,428
*   Syndax Pharmaceuticals, Inc......................................   5,336     35,858
*   Syneos Health, Inc...............................................  16,667    835,850
#*  Synlogic, Inc....................................................   3,260      6,976
#*  Syros Pharmaceuticals, Inc.......................................      52        269
#*  Tactile Systems Technology, Inc..................................   2,040     92,657
    Taro Pharmaceutical Industries, Ltd..............................   3,672    296,844
#*  Teladoc Health, Inc..............................................   4,817    368,982

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ ------------
HEALTH CARE -- (Continued)
    Teleflex, Inc....................................................  2,878 $    999,846
    Thermo Fisher Scientific, Inc.................................... 20,021    6,045,942
#*  Tivity Health, Inc...............................................  7,661      124,185
#*  Triple-S Management Corp., Class B............................... 13,507      204,361
#*  Ultragenyx Pharmaceutical Inc....................................  1,349       54,149
*   United Therapeutics Corp.........................................  8,846      794,725
    UnitedHealth Group, Inc.......................................... 94,244   23,815,459
    US Physical Therapy, Inc.........................................  1,213      171,603
    Utah Medical Products, Inc.......................................    407       41,705
*   Vanda Pharmaceuticals, Inc.......................................  2,458       33,208
*   Varex Imaging Corp...............................................  5,760      172,858
*   Varian Medical Systems, Inc......................................  7,444      899,310
*   Veeva Systems, Inc., Class A.....................................  7,607    1,078,901
#*  Vericel Corp.....................................................  4,909       77,906
*   Vertex Pharmaceuticals, Inc......................................  8,064    1,576,351
#*  Vocera Communications, Inc.......................................    332        6,613
*   Waters Corp......................................................  6,199    1,311,832
*   WellCare Health Plans, Inc.......................................  8,932    2,649,231
#*  Wright Medical Group NV..........................................  7,475      155,480
#*  Xencor, Inc......................................................  3,723      127,364
#*  Xenon Pharmaceuticals, Inc.......................................  1,372       11,717
    Zimmer Biomet Holdings, Inc...................................... 16,347    2,259,646
    Zoetis, Inc...................................................... 26,930    3,444,886
#*  Zogenix, Inc.....................................................  4,233      189,003
                                                                             ------------
TOTAL HEALTH CARE....................................................         279,622,313
                                                                             ------------
INDUSTRIALS -- (12.6%)
    3M Co............................................................ 28,644    4,725,974
#   AAON, Inc........................................................  9,209      448,110
    AAR Corp.........................................................  6,170      257,598
    ABM Industries, Inc.............................................. 22,229      810,469
*   Acacia Research Corp.............................................  3,806        9,667
    ACCO Brands Corp................................................. 15,408      140,983
    Acme United Corp.................................................    500       10,331
    Actuant Corp., Class A...........................................  8,274      204,947
    Acuity Brands, Inc...............................................  8,573    1,069,825
#   ADT, Inc......................................................... 29,234      226,271
    Advanced Drainage Systems, Inc...................................  7,577      280,501
*   AECOM............................................................ 39,664    1,586,957
*   Aegion Corp......................................................  9,894      214,403
#*  Aerojet Rocketdyne Holdings, Inc................................. 16,542      715,111
*   Aerovironment, Inc...............................................  2,565      148,719
    AGCO Corp........................................................ 18,215    1,396,908
    Air Lease Corp................................................... 33,211    1,460,620
*   Air Transport Services Group, Inc................................  9,263      193,689
    Aircastle, Ltd................................................... 27,355      744,603
    Alamo Group, Inc.................................................  2,044      218,831
    Alaska Air Group, Inc............................................ 12,015      834,201
    Albany International Corp., Class A..............................  4,826      405,287
    Allegion P.L.C...................................................  6,115      709,585
    Allied Motion Technologies, Inc..................................    500       18,930
    Allison Transmission Holdings, Inc............................... 27,079    1,180,915
    Altra Industrial Motion Corp..................................... 11,440      352,352
    AMERCO...........................................................  6,442    2,609,268
*   Ameresco, Inc., Class A..........................................  6,493       95,707
*   American Woodmark Corp...........................................  2,700      267,732
    AMETEK, Inc...................................................... 19,334    1,771,961
    AO Smith Corp.................................................... 12,611      626,514
    Apogee Enterprises, Inc..........................................  4,771      179,103

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    Applied Industrial Technologies, Inc.............................  9,233 $  552,503
*   ARC Document Solutions, Inc......................................  2,577      3,505
    ArcBest Corp.....................................................  5,840    168,718
    Arconic, Inc..................................................... 21,339    586,182
    Arcosa, Inc......................................................  6,644    255,196
    Argan, Inc.......................................................  3,356    127,025
*   Armstrong Flooring, Inc..........................................  2,090     12,833
    Armstrong World Industries, Inc..................................  6,607    617,953
*   ASGN, Inc........................................................ 15,540    988,189
    Astec Industries, Inc............................................  4,309    151,203
*   Astronics Corp...................................................  5,151    149,070
*   Astronics Corp., Class B.........................................  1,188     34,452
*   Atkore International Group, Inc..................................  8,777    304,562
*   Avis Budget Group, Inc........................................... 22,510    668,772
    AZZ, Inc.........................................................  3,314    128,550
    Barnes Group, Inc................................................  9,557    558,607
    Barrett Business Services, Inc...................................  1,389    121,857
*   Beacon Roofing Supply, Inc....................................... 21,110    655,254
    BG Staffing, Inc.................................................  2,546     48,705
*   Blue Bird Corp...................................................  2,016     39,393
*   BMC Stock Holdings, Inc.......................................... 12,581    339,561
    Brady Corp., Class A.............................................  5,547    312,518
    Briggs & Stratton Corp...........................................  8,492     62,586
    Brink's Co. (The)................................................ 10,118    859,625
*   Builders FirstSource, Inc........................................ 24,160    546,258
#   BWX Technologies, Inc............................................ 11,003    639,274
*   CAI International, Inc...........................................  3,015     71,667
    Carlisle Cos., Inc...............................................  6,748  1,027,518
    Caterpillar, Inc................................................. 58,990  8,128,822
*   CBIZ, Inc........................................................  9,062    248,027
*   CECO Environmental Corp..........................................  2,011     13,795
#   CH Robinson Worldwide, Inc....................................... 13,697  1,036,041
*   Chart Industries, Inc............................................  5,655    331,553
#*  Cimpress NV......................................................  4,714    622,814
    Cintas Corp......................................................  8,963  2,408,089
*   CIRCOR International, Inc........................................  2,327     89,101
*   Civeo Corp....................................................... 14,984     15,883
*   Clean Harbors, Inc...............................................  8,582    707,672
#*  Colfax Corp...................................................... 23,984    805,862
    Columbus McKinnon Corp...........................................  3,885    145,765
    Comfort Systems USA, Inc.........................................  9,955    501,832
*   Commercial Vehicle Group, Inc....................................  3,200     23,328
*   Construction Partners, Inc., Class A.............................  2,205     37,750
*   Continental Building Products, Inc...............................  4,160    124,426
    Copa Holdings SA, Class A........................................  3,689    375,319
*   Copart, Inc...................................................... 25,291  2,090,048
*   Cornerstone Building Brands, Inc.................................  7,677     47,981
*   CoStar Group, Inc................................................  1,876  1,030,900
*   Covenant Transportation Group, Inc., Class A.....................  3,969     61,004
*   CPI Aerostructures, Inc..........................................  1,133      8,826
    CRA International, Inc...........................................    684     33,687
    Crane Co......................................................... 12,658    968,590
    CSW Industrials, Inc.............................................  1,566    108,399
    CSX Corp......................................................... 24,804  1,742,977
    Cubic Corp.......................................................  5,925    436,909
    Cummins, Inc..................................................... 28,148  4,854,967
    Curtiss-Wright Corp..............................................  8,982  1,214,815
    Deere & Co....................................................... 19,898  3,465,038
    Deluxe Corp......................................................  9,552    495,080

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
#   Donaldson Co., Inc...............................................  26,476 $1,396,344
    Douglas Dynamics, Inc............................................   4,728    221,412
    Dover Corp.......................................................  14,709  1,528,118
*   Ducommun, Inc....................................................   1,219     60,438
*   DXP Enterprises, Inc.............................................   5,236    180,747
*   Dycom Industries, Inc............................................   6,464    294,694
    Eastern Co. (The)................................................     406     11,202
    Eaton Corp. P.L.C................................................  24,434  2,128,446
*   Echo Global Logistics, Inc.......................................   5,738    114,244
    EMCOR Group, Inc.................................................  11,929  1,046,293
    Emerson Electric Co..............................................  39,324  2,758,579
    Encore Wire Corp.................................................   4,262    239,524
#*  Energy Recovery, Inc.............................................   3,528     32,846
    EnerSys..........................................................   8,254    551,862
    Ennis, Inc.......................................................   7,441    145,769
    EnPro Industries, Inc............................................   2,521    175,336
    Equifax, Inc.....................................................  10,240  1,399,910
    ESCO Technologies, Inc...........................................   3,707    313,204
*   Evoqua Water Technologies Corp...................................  13,837    240,349
#*  ExOne Co. (The)..................................................   1,400      9,408
    Expeditors International of Washington, Inc......................  29,719  2,167,704
    Exponent, Inc....................................................  10,538    669,479
    Fastenal Co......................................................  61,336  2,204,416
    Federal Signal Corp..............................................  11,857    384,641
    FedEx Corp.......................................................  10,736  1,638,958
    Flowserve Corp...................................................  19,773    965,713
    Fluor Corp.......................................................  39,937    643,385
    Forrester Research, Inc..........................................   4,222    145,575
    Fortive Corp.....................................................  26,268  1,812,492
    Fortune Brands Home & Security, Inc..............................  29,718  1,784,566
    Forward Air Corp.................................................   5,320    367,984
*   Franklin Covey Co................................................   1,000     38,200
    Franklin Electric Co., Inc.......................................   8,686    467,741
*   FreightCar America, Inc..........................................   1,405      4,693
*   FTI Consulting, Inc..............................................   9,087    989,302
#*  Gardner Denver Holdings, Inc.....................................  41,232  1,312,415
    GATX Corp........................................................   5,242    417,001
*   Gencor Industries, Inc...........................................   1,295     16,188
*   Generac Holdings, Inc............................................  12,958  1,251,484
    General Dynamics Corp............................................  19,112  3,379,002
    General Electric Co.............................................. 336,655  3,359,817
*   Genesee & Wyoming, Inc., Class A.................................   5,435    603,448
*   Gibraltar Industries, Inc........................................   5,794    308,415
*   GMS, Inc.........................................................   8,137    243,785
*   Goldfield Corp. (The)............................................   3,131      7,107
    Gorman-Rupp Co. (The)............................................   3,775    139,449
*   GP Strategies Corp...............................................   2,804     31,124
    Graco, Inc.......................................................  31,266  1,413,223
#   GrafTech International, Ltd......................................  24,594    297,096
    Graham Corp......................................................     400      9,064
    Granite Construction, Inc........................................   9,174    215,956
*   Great Lakes Dredge & Dock Corp...................................   9,514    102,276
    Greenbrier Cos., Inc. (The)......................................  12,451    364,690
    Griffon Corp.....................................................   6,042    128,755
    H&E Equipment Services, Inc......................................  11,912    404,293
*   Harsco Corp......................................................  18,453    374,042
*   HD Supply Holdings, Inc..........................................  46,459  1,836,989
#   Healthcare Services Group, Inc...................................   8,956    218,168
    Heartland Express, Inc...........................................  13,348    278,973

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    HEICO Corp.......................................................  5,475 $  675,286
    HEICO Corp., Class A.............................................  8,787    837,137
    Heidrick & Struggles International, Inc..........................  4,482    127,558
    Helios Technologies, Inc.........................................  3,372    133,632
*   Herc Holdings, Inc...............................................  7,086    313,626
    Herman Miller, Inc............................................... 10,085    468,952
*   Hertz Global Holdings, Inc....................................... 21,291    287,641
    Hexcel Corp...................................................... 13,257    989,237
*   Hill International, Inc..........................................  3,244      9,245
    Hillenbrand, Inc................................................. 10,474    322,494
    HNI Corp.........................................................  7,765    295,070
    Honeywell International, Inc..................................... 47,290  8,168,402
*   Houston Wire & Cable Co..........................................  1,900      8,075
*   Hub Group, Inc., Class A.........................................  5,891    269,808
    Hubbell, Inc..................................................... 11,419  1,618,072
#*  Hudson Technologies, Inc.........................................  2,424      1,526
    Huntington Ingalls Industries, Inc...............................  8,081  1,823,558
    Hurco Cos., Inc..................................................    600     20,874
*   Huron Consulting Group, Inc......................................  4,001    264,626
#*  Huttig Building Products, Inc....................................  2,740      5,809
    Hyster-Yale Materials Handling, Inc..............................  1,600     81,152
*   IAA Inc.......................................................... 36,751  1,402,051
    ICF International, Inc...........................................  4,658    399,144
    IDEX Corp........................................................  6,646  1,033,652
*   IES Holdings, Inc................................................  1,364     26,462
    Illinois Tool Works, Inc......................................... 22,480  3,789,678
    Ingersoll-Rand P.L.C............................................. 22,962  2,913,648
*   InnerWorkings, Inc...............................................  7,179     34,818
    Insperity, Inc...................................................  8,343    881,271
    Insteel Industries, Inc..........................................  2,902     55,341
    Interface, Inc...................................................  9,097    151,283
    ITT, Inc......................................................... 29,854  1,774,820
    Jacobs Engineering Group, Inc.................................... 17,514  1,638,960
    JB Hunt Transport Services, Inc..................................  6,551    770,136
*   JELD-WEN Holding, Inc............................................  5,814     99,361
*   JetBlue Airways Corp............................................. 34,192    659,906
    John Bean Technologies Corp......................................  6,000    616,620
    Johnson Controls International P.L.C............................. 53,584  2,321,795
    Kadant, Inc......................................................  2,282    207,206
    Kaman Corp.......................................................  5,016    294,289
#   KAR Auction Services, Inc........................................ 36,751    913,630
    Kelly Services, Inc., Class A....................................  9,921    238,203
    Kennametal, Inc.................................................. 15,668    484,925
    Kforce, Inc......................................................  9,003    368,313
    Kimball International, Inc., Class B.............................  5,382    109,578
*   Kirby Corp.......................................................  1,689    133,701
#   Knight-Swift Transportation Holdings, Inc........................ 18,440    672,322
    Knoll, Inc.......................................................  6,267    167,580
    Korn Ferry....................................................... 14,290    524,300
*   Kratos Defense & Security Solutions, Inc......................... 17,831    336,649
    L3Harris Technologies, Inc....................................... 25,540  5,269,157
    Landstar System, Inc.............................................  5,228    591,548
*   Lawson Products, Inc.............................................    796     36,576
*   LB Foster Co., Class A...........................................    958     17,436
    Lennox International, Inc........................................  4,386  1,084,921
    Lincoln Electric Holdings, Inc................................... 13,027  1,166,828
#   Lindsay Corp.....................................................  1,188    112,159
*   LS Starrett Co. (The), Class A...................................  1,000      5,360
    LSC Communications, Inc..........................................  7,122      6,944

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    LSI Industries, Inc..............................................   1,800 $    9,342
*   Lydall, Inc......................................................   2,892     56,596
#   Macquarie Infrastructure Corp....................................   6,266    270,315
*   Manitex International, Inc.......................................   3,706     20,605
*   Manitowoc Co., Inc. (The)........................................  12,841    163,851
    ManpowerGroup, Inc...............................................  21,150  1,922,958
    Marten Transport, Ltd............................................   5,543    120,061
    Masco Corp.......................................................  28,748  1,329,595
*   Masonite International Corp......................................   2,005    123,127
#*  MasTec, Inc......................................................  26,011  1,637,132
    Matthews International Corp., Class A............................   7,666    283,489
    McGrath RentCorp.................................................   5,554    423,826
*   Mercury Systems, Inc.............................................   6,295    463,690
*   Meritor, Inc.....................................................  23,825    524,865
*   Middleby Corp. (The).............................................   9,113  1,102,217
*   Milacron Holdings Corp...........................................  10,781    180,258
    Miller Industries, Inc...........................................     900     32,355
*   Mistras Group, Inc...............................................   3,871     60,001
    Mobile Mini, Inc.................................................  11,404    429,018
    Moog, Inc., Class A..............................................   4,688    392,432
*   MRC Global, Inc..................................................  17,222    195,642
#   MSA Safety, Inc..................................................   5,336    640,694
    MSC Industrial Direct Co., Inc., Class A.........................  11,202    820,098
    Mueller Industries, Inc..........................................   5,807    178,681
    Mueller Water Products, Inc., Class A............................  21,298    249,187
*   MYR Group, Inc...................................................   3,112    107,084
*   Navistar International Corp......................................  14,569    455,718
    Nielsen Holdings P.L.C........................................... 102,577  2,067,952
*   NL Industries, Inc...............................................   1,570      6,484
#   NN, Inc..........................................................   3,098     22,368
    Nordson Corp.....................................................  11,500  1,803,315
    Northrop Grumman Corp............................................  11,864  4,181,823
*   Northwest Pipe Co................................................   1,100     33,550
*   NOW, Inc.........................................................  36,096    380,452
#*  NV5 Global, Inc..................................................   2,181    157,970
    nVent Electric P.L.C.............................................  20,552    473,929
    Old Dominion Freight Line, Inc...................................   7,715  1,404,747
#   Omega Flex, Inc..................................................     391     36,304
*   Orion Group Holdings, Inc........................................   1,224      5,998
    Oshkosh Corp.....................................................  17,734  1,514,129
    PACCAR, Inc......................................................  99,177  7,543,403
*   PAM Transportation Services, Inc.................................      48      2,750
    Park Aerospace Corp..............................................     565      9,599
    Parker-Hannifin Corp.............................................  16,218  2,975,841
    Park-Ohio Holdings Corp..........................................   4,324    133,006
*   Patrick Industries, Inc..........................................   4,554    225,013
*   Patriot Transportation Holding, Inc..............................     404      7,272
    Pentair P.L.C....................................................  33,042  1,370,252
*   PGT Innovations, Inc.............................................   4,692     82,861
#   Pitney Bowes, Inc................................................  48,535    213,554
    Powell Industries, Inc...........................................   1,050     41,118
    Preformed Line Products Co.......................................     500     27,300
    Primoris Services Corp...........................................   9,291    189,908
*   Proto Labs, Inc..................................................   3,531    342,401
#   Quad/Graphics, Inc...............................................   5,242     23,746
    Quanex Building Products Corp....................................   2,223     42,882
    Quanta Services, Inc.............................................  28,916  1,215,918
*   Radiant Logistics, Inc...........................................   3,151     16,984
    Raven Industries, Inc............................................   2,635     91,909

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    Raytheon Co...................................................... 29,224 $6,201,625
*   RBC Bearings, Inc................................................  2,798    448,911
    Regal Beloit Corp................................................  8,638    639,644
*   Resideo Technologies, Inc........................................  9,762     93,032
    Resources Connection, Inc........................................  6,015     88,120
#   REV Group, Inc...................................................  4,519     56,216
*   Rexnord Corp..................................................... 16,932    479,006
    Robert Half International, Inc................................... 40,675  2,329,457
    Rockwell Automation, Inc......................................... 13,399  2,304,494
#   Rollins, Inc..................................................... 23,535    896,919
    Roper Technologies, Inc..........................................  4,662  1,570,908
#   RR Donnelley & Sons Co...........................................  3,608     15,731
    Rush Enterprises, Inc., Class A..................................  6,687    292,155
    Rush Enterprises, Inc., Class B..................................    348     14,936
    Ryder System, Inc................................................  9,464    460,234
*   Saia, Inc........................................................  3,500    312,200
    Schneider National, Inc., Class B................................ 13,515    309,088
    Scorpio Bulkers, Inc.............................................  5,386     35,009
*   Sensata Technologies Holding P.L.C............................... 34,920  1,787,555
#*  SiteOne Landscape Supply, Inc....................................  9,588    844,319
    Snap-on, Inc..................................................... 10,903  1,773,591
*   SP Plus Corp.....................................................  2,747    121,335
    Spartan Motors, Inc..............................................  3,151     55,048
    Spirit AeroSystems Holdings, Inc., Class A....................... 18,688  1,529,052
*   SPX Corp.........................................................  6,561    298,788
*   SPX FLOW, Inc....................................................  7,958    360,338
    Standex International Corp.......................................  1,282     97,150
    Stanley Black & Decker, Inc...................................... 16,396  2,481,207
    Steelcase, Inc., Class A......................................... 15,524    271,204
*   Sterling Construction Co., Inc...................................  1,372     22,288
#*  Sunrun, Inc...................................................... 24,039    373,566
    Systemax, Inc.................................................... 13,866    300,060
#*  Team, Inc........................................................  3,960     71,914
*   Teledyne Technologies, Inc.......................................  4,089  1,347,734
    Tennant Co.......................................................  2,464    190,788
    Terex Corp....................................................... 11,874    327,129
    Tetra Tech, Inc..................................................  8,750    765,362
*   Textainer Group Holdings, Ltd....................................  1,000     10,350
    Textron, Inc..................................................... 30,651  1,412,705
*   Thermon Group Holdings, Inc......................................  3,145     74,945
    Timken Co. (The)................................................. 13,819    677,131
    Titan International, Inc.........................................  6,299     16,818
*   Titan Machinery, Inc.............................................  1,852     30,743
    Toro Co. (The)................................................... 23,303  1,797,360
#*  TPI Composites, Inc..............................................  6,062    124,453
*   Transcat, Inc....................................................    923     28,927
    TransDigm Group, Inc.............................................  3,741  1,968,813
    TransUnion....................................................... 14,933  1,233,764
#*  Trex Co., Inc....................................................  4,022    353,494
*   TriMas Corp......................................................  4,787    154,716
*   TriNet Group, Inc................................................ 22,889  1,212,888
    Trinity Industries, Inc.......................................... 22,537    445,782
    Triton International, Ltd........................................ 26,095    957,686
#   Triumph Group, Inc...............................................  7,373    153,137
*   TrueBlue, Inc....................................................  9,340    213,886
#*  Tutor Perini Corp................................................ 10,903    168,669
*   Twin Disc, Inc...................................................  1,000     10,760
*   Ultralife Corp...................................................  1,376     11,889
    UniFirst Corp....................................................  2,349    471,773

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------ ------------
INDUSTRIALS -- (Continued)
    Union Pacific Corp............................................... 11,221 $  1,856,627
    United Parcel Service, Inc., Class B............................. 29,623    3,411,681
*   United Rentals, Inc.............................................. 14,693    1,962,544
    United Technologies Corp......................................... 48,235    6,925,581
#*  Univar Solutions, Inc............................................ 37,328      801,059
    Universal Forest Products, Inc...................................  9,153      460,945
    Universal Logistics Holdings, Inc................................  1,639       30,903
*   USA Truck, Inc...................................................  1,300       10,309
    Valmont Industries, Inc..........................................  3,833      525,849
*   Vectrus, Inc.....................................................    888       40,590
    Verisk Analytics, Inc............................................ 23,307    3,372,523
*   Veritiv Corp.....................................................  2,117       28,876
    Viad Corp........................................................  2,443      149,072
#*  Vicor Corp.......................................................  2,080       75,608
*   Volt Information Sciences, Inc...................................  3,314        9,809
    VSE Corp.........................................................  1,028       39,496
    Wabash National Corp.............................................  8,546      121,866
*   WABCO Holdings, Inc.............................................. 11,076    1,491,051
#   Wabtec Corp...................................................... 22,333    1,549,240
    Watsco, Inc......................................................  5,603      987,809
    Watts Water Technologies, Inc., Class A..........................  4,478      417,573
#*  Welbilt, Inc..................................................... 19,187      363,786
    Werner Enterprises, Inc.......................................... 13,608      496,692
*   Wesco Aircraft Holdings, Inc..................................... 14,445      159,184
*   WESCO International, Inc......................................... 17,456      875,418
#*  Willdan Group, Inc...............................................    407       12,332
*   Willis Lease Finance Corp........................................    474       25,838
*   WillScot Corp.................................................... 15,773      248,582
    Woodward, Inc.................................................... 11,090    1,182,859
    WW Grainger, Inc.................................................  9,528    2,942,628
#*  XPO Logistics, Inc............................................... 16,377    1,251,203
    Xylem, Inc....................................................... 19,524    1,497,296
#*  YRC Worldwide, Inc...............................................  3,057       10,241
                                                                             ------------
TOTAL INDUSTRIALS....................................................         271,271,040
                                                                             ------------
INFORMATION TECHNOLOGY -- (20.2%)
*   A10 Networks Inc.................................................  2,977       22,119
*   Acacia Communications, Inc.......................................  6,401      420,290
    Accenture P.L.C., Class A........................................ 43,563    8,077,451
*   ACI Worldwide, Inc............................................... 18,655      585,580
#*  Adesto Technologies Corp.........................................  3,459       31,684
*   Adobe, Inc....................................................... 24,327    6,761,203
    ADTRAN, Inc......................................................  9,073       79,933
#*  Advanced Micro Devices, Inc...................................... 40,683    1,380,374
*   Agilysys, Inc....................................................  1,572       39,599
*   Airgain, Inc.....................................................    869        9,881
*   Akamai Technologies, Inc......................................... 10,100      873,650
*   Alarm.com Holdings, Inc..........................................  3,861      190,733
    Alliance Data Systems Corp....................................... 10,234    1,023,400
#*  Altair Engineering, Inc., Class A................................  1,700       62,679
#*  Alteryx, Inc., Class A...........................................  1,793      164,060
    Amdocs, Ltd...................................................... 18,291    1,192,573
    American Software, Inc., Class A.................................  1,400       22,694
*   Amkor Technology, Inc............................................ 32,186      400,072
*   Amtech Systems, Inc..............................................  1,892       10,822
    Analog Devices, Inc.............................................. 11,888    1,267,617
*   Anixter International, Inc.......................................  7,471      618,225
*   ANSYS, Inc.......................................................  6,254    1,376,818
*   Appfolio, Inc., Class A..........................................  1,445      140,497

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Apple, Inc....................................................... 354,379 $88,155,320
    Applied Materials, Inc...........................................  71,884   3,900,426
#*  Applied Optoelectronics, Inc.....................................     821       7,685
*   Arista Networks, Inc.............................................   3,915     957,492
*   Arlo Technologies, Inc...........................................  11,974      40,831
*   Arrow Electronics, Inc...........................................  20,808   1,649,658
*   Aspen Technology, Inc............................................   7,663     882,088
    AstroNova, Inc...................................................     667      10,579
#*  Asure Software, Inc..............................................   1,020       9,216
*   Atlassian Corp. P.L.C., Class A..................................   1,914     231,192
*   Autodesk, Inc....................................................  13,118   1,933,068
    Automatic Data Processing, Inc...................................  32,663   5,298,918
*   Avalara, Inc.....................................................   2,800     198,800
*   Avaya Holdings Corp..............................................  15,777     190,744
*   Avid Technology, Inc.............................................   2,813      19,002
    Avnet, Inc.......................................................  21,529     851,687
*   Aware, Inc.......................................................     500       1,330
*   AXT, Inc.........................................................   2,116       6,602
    Badger Meter, Inc................................................   2,964     171,319
    Bel Fuse, Inc., Class B..........................................     878      12,915
    Belden, Inc......................................................   5,498     281,937
    Benchmark Electronics, Inc.......................................   8,185     277,472
*   Black Knight, Inc................................................  13,803     886,153
    Blackbaud, Inc...................................................   6,067     509,325
#*  Blackline Inc....................................................   3,619     169,152
    Booz Allen Hamilton Holding Corp.................................  21,189   1,491,070
*   Bottomline Technologies De, Inc..................................   3,516     143,980
*   Brightcove, Inc..................................................   4,594      43,689
    Broadcom, Inc....................................................  14,040   4,111,614
    Broadridge Financial Solutions, Inc..............................  11,542   1,445,289
    Brooks Automation, Inc...........................................   7,442     316,062
    Cabot Microelectronics Corp......................................   3,765     568,967
*   CACI International, Inc., Class A................................   4,202     940,197
*   Cadence Design Systems, Inc......................................  20,582   1,345,034
*   CalAmp Corp......................................................   2,229      25,009
*   Calix, Inc.......................................................   5,447      41,670
#*  Carbonite, Inc...................................................   6,338     108,823
*   Cardtronics P.L.C., Class A......................................  10,306     353,084
    Cass Information Systems, Inc....................................   1,580      90,550
    CDK Global, Inc..................................................  18,357     927,763
    CDW Corp.........................................................  15,481   1,980,175
    Cerence Inc......................................................   5,365      83,158
#*  Ceridian HCM Holding, Inc........................................  10,709     516,709
*   CEVA, Inc........................................................   2,935      79,891
*   ChannelAdvisor Corp..............................................   1,902      17,898
*   Ciena Corp.......................................................  28,700   1,065,344
*   Cirrus Logic, Inc................................................   5,778     392,673
    Cisco Systems, Inc............................................... 283,860  13,486,189
*   Cision, Ltd......................................................  19,436     195,721
    Citrix Systems, Inc..............................................  13,329   1,450,995
*   Clearfield, Inc..................................................   1,200      14,796
#*  ClearOne, Inc....................................................   1,716       2,574
    Cognex Corp......................................................  10,793     555,732
    Cognizant Technology Solutions Corp., Class A....................  37,602   2,291,466
*   Coherent, Inc....................................................   3,804     566,492
    Cohu, Inc........................................................   5,249      87,238
#*  CommScope Holding Co., Inc.......................................   8,901      99,691
*   CommVault Systems, Inc...........................................   3,665     182,041
*   Computer Task Group, Inc.........................................   2,600      14,014

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
    Comtech Telecommunications Corp..................................   4,990 $  174,401
*   Conduent, Inc....................................................  31,474    194,509
*   CoreLogic, Inc...................................................  16,467    666,749
*   Cornerstone OnDemand Inc.........................................   1,836    107,535
#*  Coupa Software, Inc..............................................   3,310    455,092
    CSG Systems International, Inc...................................   7,754    446,941
*   CyberOptics Corp.................................................     483      8,878
    Daktronics, Inc..................................................   4,036     27,687
*   DASAN Zhone Solutions, Inc.......................................   1,582     11,920
*   Dell Technologies, Inc., Class C.................................  14,256    754,000
#*  Diebold Nixdorf, Inc.............................................   3,154     22,078
*   Digi International, Inc..........................................   2,612     37,665
#*  Digital Turbine, Inc.............................................  10,580     73,954
*   DocuSign, Inc....................................................   3,200    211,808
    Dolby Laboratories, Inc., Class A................................   5,867    377,424
*   Dropbox, Inc., Class A...........................................  17,914    355,055
*   DSP Group, Inc...................................................   1,896     28,269
    DXC Technology Co................................................  39,286  1,087,044
#   Ebix, Inc........................................................   4,775    203,558
*   EchoStar Corp., Class A..........................................  10,057    392,223
*   eGain Corp.......................................................   5,400     40,635
*   EMCORE Corp......................................................   1,184      3,516
*   Endurance International Group Holdings, Inc......................  39,008    152,911
#*  Envestnet, Inc...................................................   6,713    419,495
*   EPAM Systems, Inc................................................   3,585    630,817
*   ePlus, Inc.......................................................   2,542    198,606
*   Euronet Worldwide, Inc...........................................   8,835  1,237,518
    EVERTEC, Inc.....................................................  17,184    525,659
#*  Evo Payments, Inc., Class A......................................   1,318     37,471
*   ExlService Holdings, Inc.........................................   6,245    434,839
*   Extreme Networks, Inc............................................   3,197     20,589
*   F5 Networks, Inc.................................................  11,285  1,625,943
*   Fabrinet.........................................................   3,800    213,674
*   Fair Isaac Corp..................................................   4,534  1,378,517
*   FARO Technologies, Inc...........................................   3,724    177,560
    Fidelity National Information Services, Inc......................  30,071  3,962,155
*   FireEye, Inc.....................................................   9,000    142,560
*   Fiserv, Inc......................................................  34,683  3,681,254
*   Fitbit, Inc., Class A............................................  36,521    225,700
*   FleetCor Technologies, Inc.......................................   8,800  2,589,136
*   Flex, Ltd........................................................  54,398    639,176
    FLIR Systems, Inc................................................  12,692    654,400
*   FormFactor, Inc..................................................  11,485    250,718
*   Fortinet, Inc....................................................  10,500    856,380
*   Frequency Electronics, Inc.......................................   1,723     20,331
*   Gartner, Inc.....................................................   7,263  1,119,083
*   Genasys, Inc.....................................................   2,697      9,170
    Genpact, Ltd.....................................................  27,524  1,078,115
    Global Payments, Inc.............................................  21,025  3,557,009
    GlobalSCAPE, Inc.................................................   2,764     26,811
*   Globant SA.......................................................   4,454    415,380
*   GoDaddy, Inc., Class A...........................................  10,571    687,432
*   GSI Technology, Inc..............................................   2,247     17,572
#*  GTT Communications, Inc..........................................   9,048     68,131
#*  Guidewire Software, Inc..........................................   8,540    962,800
    Hackett Group, Inc. (The)........................................   4,000     67,640
*   Harmonic, Inc....................................................   9,882     76,882
    Hewlett Packard Enterprise Co.................................... 144,284  2,367,700
    HP, Inc.......................................................... 102,575  1,781,728

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   HubSpot, Inc.....................................................   2,093 $   324,624
*   I3 Verticals, Inc., Class A......................................   1,689      34,540
*   Ichor Holdings, Ltd..............................................   4,111     119,671
*   Identiv, Inc.....................................................   2,402      11,722
*   II-VI, Inc.......................................................   4,378     145,131
*   Immersion Corp...................................................   4,600      37,812
#*  Infinera Corp....................................................  27,228     152,205
*   Information Services Group, Inc..................................   4,171       9,009
*   Inphi Corp.......................................................   3,230     232,172
*   Insight Enterprises, Inc.........................................   8,489     521,055
    Intel Corp....................................................... 238,699  13,493,654
    InterDigital, Inc................................................   3,428     183,844
#*  Internap Corp....................................................     200         476
    International Business Machines Corp.............................  80,132  10,716,052
*   Intevac, Inc.....................................................   1,900      10,982
    Intuit, Inc......................................................  21,758   5,602,685
*   Iteris, Inc......................................................   2,900      15,544
*   Itron, Inc.......................................................   5,355     408,372
#   j2 Global, Inc...................................................  10,355     983,311
    Jack Henry & Associates, Inc.....................................   5,680     804,061
    Juniper Networks, Inc............................................  37,559     932,214
    KBR, Inc.........................................................  44,438   1,251,374
*   Key Tronic Corp..................................................     334       1,994
*   Keysight Technologies, Inc.......................................  15,855   1,599,928
*   Kimball Electronics, Inc.........................................   1,207      17,936
    KLA Corp.........................................................  16,983   2,870,806
*   Knowles Corp.....................................................  19,903     429,507
*   Kopin Corp.......................................................   5,600       3,119
    Kulicke & Soffa Industries, Inc..................................   8,480     201,358
*   KVH Industries, Inc..............................................   1,119      11,436
    Lam Research Corp................................................  20,609   5,585,863
*   Lantronix, Inc...................................................   3,255      10,091
*   Lattice Semiconductor Corp.......................................   8,448     165,496
    Leidos Holdings, Inc.............................................  16,707   1,440,645
*   LGL Group, Inc. (The)............................................     400       4,261
*   Limelight Networks, Inc..........................................   9,772      41,238
*   LiveRamp Holdings, Inc...........................................  12,127     474,044
    LogMeIn, Inc.....................................................  11,094     728,654
#*  Lumentum Holdings, Inc...........................................   6,055     379,406
*   Luna Innovations, Inc............................................   6,774      40,847
*   MagnaChip Semiconductor Corp.....................................   3,441      43,942
*   Majesco..........................................................   2,700      23,247
*   Manhattan Associates, Inc........................................   8,544     640,373
    ManTech International Corp., Class A.............................   5,183     410,390
    Marvell Technology Group, Ltd....................................  48,754   1,189,110
    Mastercard, Inc., Class A........................................  79,574  22,026,879
    MAXIMUS, Inc.....................................................  12,054     925,024
*   MaxLinear, Inc...................................................   7,148     135,526
    Methode Electronics, Inc.........................................   2,769      95,254
    Microsoft Corp................................................... 317,451  45,512,950
*   MicroStrategy, Inc., Class A.....................................   1,106     169,495
*   Mimecast, Ltd....................................................   1,716      68,142
    MKS Instruments, Inc.............................................   5,684     615,122
#*  MoneyGram International, Inc.....................................   4,365      17,285
#*  MongoDB, Inc.....................................................   2,008     256,562
    Monolithic Power Systems, Inc....................................   2,310     346,315
    Motorola Solutions, Inc..........................................  11,789   1,960,746
#*  Napco Security Technologies, Inc.................................   2,904      88,165
    National Instruments Corp........................................  16,237     672,049

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   NCR Corp.........................................................  25,960 $   758,292
*   NeoPhotonics Corp................................................  13,287      87,428
    NetApp, Inc......................................................  24,218   1,353,302
*   NETGEAR, Inc.....................................................   6,047     164,297
*   Netscout Systems, Inc............................................  17,095     414,041
*   New Relic, Inc...................................................   2,518     161,303
    NIC, Inc.........................................................   9,866     232,048
    NortonLifeLock Inc...............................................  34,025     778,492
*   Novanta, Inc.....................................................   5,473     487,371
*   Nuance Communications, Inc.......................................  42,926     700,552
#*  Nutanix, Inc., Class A...........................................     601      17,561
    NVE Corp.........................................................     386      24,029
    NVIDIA Corp......................................................  38,814   7,802,390
#*  Okta, Inc........................................................   2,062     224,902
*   OneSpan, Inc.....................................................   4,089      76,505
*   Onto Innovation Inc..............................................   5,963     192,000
    Oracle Corp...................................................... 199,911  10,893,150
*   OSI Systems, Inc.................................................   3,192     316,774
*   Palo Alto Networks, Inc..........................................   1,958     445,230
#*  PAR Technology Corp..............................................   1,359      34,057
    Paychex, Inc.....................................................  25,045   2,094,764
*   Paycom Software, Inc.............................................   6,879   1,455,115
*   Paylocity Holding Corp...........................................   4,759     488,273
*   PayPal Holdings, Inc.............................................  47,765   4,972,336
    PC Connection, Inc...............................................   2,867     140,024
    PC-Tel, Inc......................................................   8,847      63,256
#*  PDF Solutions, Inc...............................................   2,200      35,552
    Pegasystems, Inc.................................................   6,779     509,849
*   Perficient, Inc..................................................   5,864     229,869
    Perspecta, Inc...................................................  29,007     769,846
*   PFSweb, Inc......................................................   1,693       5,282
*   Photronics, Inc..................................................  20,910     246,738
*   Pivotal Software, Inc., Class A..................................   6,142      91,946
*   Pixelworks, Inc..................................................   4,600      17,894
    Plantronics, Inc.................................................   4,463     175,931
    Power Integrations, Inc..........................................   2,673     243,537
#*  Powerfleet, Inc..................................................   2,102      12,444
    Presidio, Inc....................................................   5,748      95,417
*   PRGX Global, Inc.................................................   1,900       9,500
    Progress Software Corp...........................................  11,017     439,358
*   Proofpoint, Inc..................................................   2,605     300,539
*   PTC, Inc.........................................................   7,726     516,947
*   Pure Storage, Inc., Class A......................................  17,880     347,945
    QAD, Inc., Class A...............................................   1,155      53,684
    QUALCOMM, Inc....................................................  93,233   7,499,663
*   Qualys, Inc......................................................   4,646     396,443
*   Rambus, Inc......................................................   9,125     126,336
*   RealNetworks, Inc................................................   2,200       3,564
*   RealPage, Inc....................................................   9,172     555,365
    RF Industries, Ltd...............................................   1,338       7,948
*   Ribbon Communications, Inc.......................................   4,779      20,502
    Richardson Electronics, Ltd......................................     500       2,885
*   RingCentral, Inc., Class A.......................................   3,191     515,410
    Sabre Corp.......................................................  60,957   1,431,270
#*  SailPoint Technologies Holding, Inc..............................   9,066     175,518
*   salesforce.com, Inc..............................................  25,086   3,925,708
    Sapiens International Corp. NV...................................   1,234      26,074
*   ScanSource, Inc..................................................   5,587     180,460
    Science Applications International Corp..........................  13,135   1,085,214

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Seachange International, Inc.....................................   5,000 $     15,050
*   Semtech Corp.....................................................   5,448      274,906
*   ServiceNow, Inc..................................................   3,560      880,246
*   ServiceSource International, Inc.................................   4,898        6,123
#*  ShotSpotter, Inc.................................................   1,286       25,977
*   Sigmatron International, Inc.....................................     497        2,053
*   Silicon Laboratories, Inc........................................   3,124      331,894
*   Smith Micro Software, Inc........................................   6,724       32,880
*   Splunk, Inc......................................................   4,996      599,320
*   SPS Commerce, Inc................................................   2,934      154,827
*   Square, Inc., Class A............................................   6,027      370,239
    SS&C Technologies Holdings, Inc..................................  28,153    1,464,238
*   StarTek, Inc.....................................................   1,400        9,100
#*  Stratasys, Ltd...................................................   6,894      142,568
*   Super Micro Computer, Inc........................................   4,918      101,704
*   Sykes Enterprises, Inc...........................................  10,168      314,140
#*  Synaptics, Inc...................................................   2,318       97,611
#*  Synchronoss Technologies, Inc....................................   5,296       31,776
    SYNNEX Corp......................................................  12,245    1,441,726
*   Synopsys, Inc....................................................  11,190    1,519,042
    TE Connectivity, Ltd.............................................   5,294      473,813
*   Tech Data Corp...................................................   7,383      897,034
*   Telaria, Inc.....................................................   6,046       45,768
*   Telenav, Inc.....................................................   2,293       10,800
*   Teradata Corp....................................................  22,482      672,886
    Teradyne, Inc....................................................  36,238    2,218,490
    TESSCO Technologies, Inc.........................................     626        8,320
    TiVo Corp........................................................  15,131      123,166
#*  Trade Desk, Inc. (The), Class A..................................   3,561      715,049
    TransAct Technologies, Inc.......................................     300        3,708
*   Trimble, Inc.....................................................  25,404    1,012,095
    TTEC Holdings, Inc...............................................   5,825      275,930
#*  Twilio, Inc., Class A............................................   4,985      481,352
*   Tyler Technologies, Inc..........................................   2,943      790,254
#   Ubiquiti, Inc....................................................   2,640      334,198
*   Unisys Corp......................................................   6,140       62,996
    Universal Display Corp...........................................   2,210      442,398
*   Upland Software, Inc.............................................     302       11,319
*   Verint Systems, Inc..............................................   9,133      414,547
*   VeriSign, Inc....................................................   8,351    1,586,857
*   ViaSat, Inc......................................................   8,532      587,343
*   Viavi Solutions, Inc.............................................  26,161      417,530
*   Virtusa Corp.....................................................   4,344      161,944
#   Visa, Inc., Class A.............................................. 132,813   23,754,933
*   Vishay Precision Group, Inc......................................     335       11,407
#   VMware, Inc., Class A............................................   3,396      537,485
    Wayside Technology Group, Inc....................................     401        5,774
    Western Union Co. (The)..........................................  64,196    1,608,752
*   WEX, Inc.........................................................   4,145      784,151
*   Workday, Inc., Class A...........................................   3,194      517,939
*   Xerox Holdings Corp..............................................  42,307    1,435,477
    Xilinx, Inc......................................................  19,840    1,800,282
    Xperi Corp.......................................................   4,264       86,581
*   Zebra Technologies Corp., Class A................................   4,842    1,151,767
*   Zendesk, Inc.....................................................   5,569      393,450
*   Zix Corp.........................................................   2,090       13,815
#*  Zscaler, Inc.....................................................   4,522      198,878
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          435,922,019
                                                                              ------------

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
MATERIALS -- (3.3%)
>>  A Schulman, Inc..................................................  3,805 $        0
*   AdvanSix, Inc....................................................  5,770    131,325
*   AgroFresh Solutions, Inc.........................................  3,791      8,719
#   Albemarle Corp................................................... 19,807  1,203,077
*   Amcor P.L.C...................................................... 91,398    870,109
    American Vanguard Corp...........................................  6,217     86,914
    AptarGroup, Inc.................................................. 12,240  1,446,156
    Ashland Global Holdings, Inc..................................... 10,442    807,898
    Avery Dennison Corp.............................................. 14,194  1,814,845
*   Axalta Coating Systems, Ltd...................................... 77,156  2,275,330
    Balchem Corp.....................................................  4,378    443,097
    Ball Corp........................................................ 50,863  3,558,884
*   Berry Global Group, Inc.......................................... 34,122  1,416,404
    Boise Cascade Co.................................................  9,523    340,638
    Celanese Corp....................................................  8,737  1,058,488
    Chase Corp.......................................................  1,529    179,122
#   Chemours Co. (The)............................................... 36,199    594,026
*   Clearwater Paper Corp............................................  2,428     45,015
*   Coeur Mining, Inc................................................ 33,561    185,257
    Commercial Metals Co............................................. 15,594    301,432
#   Compass Minerals International, Inc..............................  7,740    437,155
*   Corteva, Inc..................................................... 12,736    335,976
*   Crown Holdings, Inc.............................................. 29,362  2,138,728
    Domtar Corp......................................................  5,740    208,879
*   Dow, Inc......................................................... 17,568    887,008
    DuPont de Nemours, Inc........................................... 23,619  1,556,728
    Eastman Chemical Co..............................................  5,734    436,013
    Ecolab, Inc...................................................... 23,229  4,461,594
*   Element Solutions, Inc........................................... 57,074    619,824
*   Ferro Corp....................................................... 22,476    250,158
    Ferroglobe P.L.C.................................................  7,336      4,535
    FMC Corp......................................................... 16,390  1,499,685
    FutureFuel Corp..................................................  5,003     61,687
*   GCP Applied Technologies, Inc.................................... 13,183    272,361
    Graphic Packaging Holding Co..................................... 56,895    890,976
    Greif, Inc., Class A.............................................  7,653    299,768
    Greif, Inc., Class B.............................................  1,339     62,973
    Hawkins, Inc.....................................................  1,225     52,369
    Haynes International, Inc........................................    347     11,958
    HB Fuller Co..................................................... 13,059    637,279
    Hecla Mining Co.................................................. 46,245    106,364
    Huntsman Corp.................................................... 60,881  1,347,297
*   Ingevity Corp....................................................  6,430    541,470
    Innophos Holdings, Inc...........................................  2,662     86,834
    Innospec, Inc....................................................  5,686    519,473
#   International Flavors & Fragrances, Inc..........................  9,314  1,136,401
    International Paper Co........................................... 37,204  1,625,071
*   Koppers Holdings, Inc............................................  2,305     73,991
*   Kraton Corp...................................................... 12,901    289,240
#   Kronos Worldwide, Inc............................................ 12,911    163,711
#*  Livent Corp...................................................... 22,215    152,395
    Louisiana-Pacific Corp........................................... 18,752    548,121
*   LSB Industries, Inc..............................................  1,000      4,230
    LyondellBasell Industries NV, Class A............................ 14,078  1,262,797
    Martin Marietta Materials, Inc...................................  2,098    549,487
    Materion Corp....................................................  3,829    217,640
    Mercer International, Inc........................................  9,541    116,400
    Minerals Technologies, Inc.......................................  8,295    410,188
    Mosaic Co. (The)................................................. 22,504    447,380

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------ -----------
MATERIALS -- (Continued)
    Myers Industries, Inc............................................  8,836 $   149,593
    Neenah, Inc......................................................  3,136     202,272
    NewMarket Corp...................................................  2,756   1,338,010
    Newmont Goldcorp Corp............................................ 19,999     794,560
*   OMNOVA Solutions, Inc............................................  5,800      58,638
    Packaging Corp. of America.......................................  9,427   1,031,879
    PH Glatfelter Co.................................................  6,681     120,258
    PolyOne Corp.....................................................  7,683     246,240
    PPG Industries, Inc.............................................. 36,255   4,536,226
*   PQ Group Holdings, Inc...........................................  2,891      47,615
    Quaker Chemical Corp.............................................  1,340     204,859
    Rayonier Advanced Materials, Inc.................................  8,900      37,113
    Reliance Steel & Aluminum Co..................................... 22,053   2,559,030
#   Royal Gold, Inc..................................................  4,773     550,995
    RPM International, Inc........................................... 19,319   1,399,275
*   Ryerson Holding Corp.............................................  4,643      40,348
    Schnitzer Steel Industries, Inc., Class A........................ 10,435     222,683
    Scotts Miracle-Gro Co. (The)..................................... 15,624   1,568,493
    Sealed Air Corp.................................................. 33,303   1,391,066
    Sensient Technologies Corp.......................................  8,535     533,950
    Sherwin-Williams Co. (The).......................................  7,858   4,497,291
    Silgan Holdings, Inc............................................. 25,977     799,312
    Sonoco Products Co............................................... 21,035   1,213,719
    Stepan Co........................................................  4,943     483,030
    Synalloy Corp....................................................    300       4,698
    Tecnoglass, Inc..................................................  2,017      17,044
*   Trecora Resources................................................    500       4,385
    Tredegar Corp....................................................  2,773      55,127
    Trinseo SA.......................................................  9,167     389,598
*   Universal Stainless & Alloy Products, Inc........................    601       8,065
#*  US Concrete, Inc.................................................  1,620      84,661
    Valvoline, Inc................................................... 50,091   1,068,942
*   Verso Corp., Class A.............................................  2,362      34,580
    Vulcan Materials Co..............................................  8,775   1,253,684
    Westlake Chemical Corp...........................................  8,076     510,322
    WestRock Co...................................................... 19,850     741,795
    Worthington Industries, Inc......................................  9,898     364,345
    WR Grace & Co....................................................  4,844     321,884
                                                                             -----------
TOTAL MATERIALS......................................................         70,376,465
                                                                             -----------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.........................................  1,703      40,038
#*  Altisource Portfolio Solutions SA................................    510       9,078
*   CBRE Group, Inc., Class A........................................ 56,884   3,046,138
    Consolidated-Tomoka Land Co......................................    572      36,591
*   Forestar Group, Inc..............................................    740      13,897
*   FRP Holdings, Inc................................................    837      43,340
    Griffin Industrial Realty, Inc...................................    600      23,628
*   Howard Hughes Corp. (The)........................................  4,175     466,848
    Jones Lang LaSalle, Inc.......................................... 14,574   2,135,382
*   JW Mays, Inc.....................................................    248       7,966
*   Marcus & Millichap, Inc..........................................  6,835     244,146
#*  Maui Land & Pineapple Co., Inc...................................  7,404      76,187
    Newmark Group, Inc., Class A..................................... 15,617     165,853
*   Rafael Holdings, Inc., Class B...................................  1,730      30,050
    RE/MAX Holdings, Inc., Class A...................................  6,670     223,111
#   Realogy Holdings Corp............................................ 19,187     151,194
    RMR Group, Inc. (The), Class A...................................  3,772     182,565
#*  St Joe Co. (The).................................................  5,730     106,292

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                         SHARES      VALUE>>
                                                                        --------- --------------
REAL ESTATE -- (Continued)
*     Stratus Properties, Inc..........................................       321 $        8,853
                                                                                  --------------
TOTAL REAL ESTATE......................................................                7,011,157
                                                                                  --------------
UTILITIES -- (1.0%)
      American States Water Co.........................................     9,309        885,565
      American Water Works Co., Inc....................................    20,355      2,509,161
      Aqua America, Inc................................................    30,038      1,361,622
*     AquaVenture Holdings, Ltd........................................     5,294        103,868
      Atmos Energy Corp................................................    10,682      1,201,511
#     Avangrid, Inc....................................................     2,582        129,229
      California Water Service Group...................................    11,633        651,099
      Chesapeake Utilities Corp........................................     2,228        211,214
      Clearway Energy, Inc., Class A...................................     5,815         99,844
      Clearway Energy, Inc., Class C...................................    10,478        189,966
      Consolidated Edison, Inc.........................................    26,699      2,462,182
      Consolidated Water Co., Ltd......................................       163          2,859
      Eversource Energy................................................    36,991      3,097,626
      Genie Energy, Ltd., Class B......................................       102            760
      Middlesex Water Co...............................................     3,825        257,231
      New Jersey Resources Corp........................................    16,598        723,673
      Northwest Natural Holding Co.....................................     6,141        425,940
      ONE Gas, Inc.....................................................     9,892        918,373
      Ormat Technologies, Inc..........................................    11,734        898,355
      Pattern Energy Group, Inc., Class A..............................    27,600        773,628
      SJW Group........................................................     5,899        426,793
#     South Jersey Industries, Inc.....................................    22,212        714,338
      Southwest Gas Holdings, Inc......................................    13,412      1,170,868
      Spire, Inc.......................................................     8,761        736,450
      TerraForm Power, Inc., Class A...................................    47,305        803,239
      UGI Corp.........................................................    12,764        608,460
      Unitil Corp......................................................     2,002        124,665
      York Water Co. (The).............................................     1,961         86,362
                                                                                  --------------
TOTAL UTILITIES........................................................               21,574,881
                                                                                  --------------
TOTAL COMMON STOCKS....................................................            2,094,990,703
                                                                                  --------------

                                                                                     VALUE+
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 2,796,788      2,796,788
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (2.7%)
@(S)  The DFA Short Term Investment Fund............................... 4,978,764     57,609,282
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
    (Cost $1,584,232,485)..............................................           $2,155,396,773
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                              INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -----------------------------------------
                                                LEVEL 1    LEVEL 2 LEVEL 3    TOTAL
                                              ------------ ------- ------- ------------
Common Stocks
   Communication Services.................... $202,961,053    --     --    $202,961,053
   Consumer Discretionary....................  280,761,569  $723     --     280,762,292
   Consumer Staples..........................  117,745,605    --     --     117,745,605
   Energy....................................   41,855,641    --     --      41,855,641

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
   Financials................................ $  365,884,773 $     3,464   --    $  365,888,237
   Health Care...............................    279,622,313          --   --       279,622,313
   Industrials...............................    271,271,040          --   --       271,271,040
   Information Technology....................    435,922,019          --   --       435,922,019
   Materials.................................     70,376,465          --   --        70,376,465
   Real Estate...............................      7,011,157          --   --         7,011,157
   Utilities.................................     21,574,881          --   --        21,574,881
Temporary Cash Investments...................      2,796,788          --   --         2,796,788
Securities Lending Collateral................             --  57,609,282   --        57,609,282
                                              -------------- -----------   --    --------------
TOTAL........................................ $2,097,783,304 $57,613,469   --    $2,155,396,773
                                              ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
COMMON STOCKS -- (95.8%)
AUSTRALIA -- (5.1%)
#   A2B Australia, Ltd...............................................  17,255 $   18,894
    Accent Group, Ltd................................................  47,925     49,866
#   Adairs, Ltd......................................................  15,965     19,483
#*  Afterpay Touch Group, Ltd........................................  11,607    230,422
#   Ainsworth Game Technology, Ltd...................................  11,413      6,283
    ALS, Ltd.........................................................  90,498    503,312
    Altium, Ltd......................................................  15,373    340,315
    AMA Group, Ltd...................................................  49,486     46,873
    AMP, Ltd......................................................... 667,982    844,022
    AP Eagers, Ltd...................................................  29,034    245,293
    APA Group........................................................  62,345    500,771
    Appen, Ltd.......................................................  16,761    251,819
#   ARB Corp., Ltd...................................................   5,324     66,442
#*  Ardent Leisure Group, Ltd........................................  30,005     24,837
    Aristocrat Leisure, Ltd..........................................  29,760    648,918
    Atlas Arteria, Ltd............................................... 111,563    616,995
    AUB Group, Ltd...................................................   9,649     82,173
    Aurelia Metals, Ltd..............................................  31,225     10,102
    Austal, Ltd......................................................  74,939    215,757
    Australia & New Zealand Banking Group, Ltd.......................  92,788  1,705,175
    Australian Finance Group, Ltd....................................  18,215     33,854
    Australian Pharmaceutical Industries, Ltd........................ 123,165    112,537
    Auswide Bank, Ltd................................................   3,218     12,238
    Aveo Group.......................................................  57,209     84,439
    Baby Bunting Group, Ltd..........................................   5,935     16,151
#   Bank of Queensland, Ltd..........................................  47,483    296,344
    Bapcor, Ltd......................................................  51,186    252,322
    Beach Energy, Ltd................................................ 692,428  1,089,175
#   Bell Financial Group, Ltd........................................  28,791     19,820
*   Bellamy's Australia, Ltd.........................................   6,252     55,127
#   Bingo Industries, Ltd............................................  97,388    161,076
#   Blackmores, Ltd..................................................   3,409    202,975
    Boral, Ltd.......................................................  92,346    320,618
    Brambles, Ltd.................................................... 175,610  1,451,776
    Bravura Solutions, Ltd...........................................  30,043     84,519
    Breville Group, Ltd..............................................  12,856    136,153
    Brickworks, Ltd..................................................   8,530    106,473
#   BWX, Ltd.........................................................  22,669     61,236
    Caltex Australia, Ltd............................................  94,643  1,779,157
*   Cardno, Ltd......................................................  42,097     15,078
    carsales.com, Ltd................................................  43,362    464,689
    Cedar Woods Properties, Ltd......................................  15,506     75,784
    Challenger, Ltd.................................................. 131,232    719,770
*   Champion Iron, Ltd...............................................   6,792      9,979
#   Citadel Group, Ltd. (The)........................................   2,860      7,002
    City Chic Collective, Ltd........................................   5,493     10,530
    Clean Seas Seafood, Ltd..........................................  14,344      8,004
#   Clinuvel Pharmaceuticals, Ltd....................................   5,180    109,168
    CML Group, Ltd...................................................  68,344     20,984
    Coca-Cola Amatil, Ltd............................................  83,492    585,917
    Cochlear, Ltd....................................................   4,720    688,601
#   Codan, Ltd.......................................................   6,374     27,191
    Coles Group, Ltd................................................. 117,271  1,213,622
#   Collection House, Ltd............................................  24,532     20,604
    Collins Foods, Ltd...............................................  12,859     90,687
    Commonwealth Bank of Australia...................................  69,340  3,759,621
    Computershare, Ltd............................................... 104,825  1,144,213

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
#   Corporate Travel Management, Ltd.................................  10,572 $  128,430
    Credit Corp. Group, Ltd..........................................   9,034    195,141
    Crown Resorts, Ltd...............................................  24,505    210,513
*   CSG, Ltd.........................................................  27,740      5,875
    CSL, Ltd.........................................................  18,107  3,193,283
#   CSR, Ltd......................................................... 106,659    304,877
    Data#3, Ltd......................................................   9,547     22,633
    Decmil Group, Ltd................................................  13,977      8,250
    Dicker Data, Ltd.................................................   5,460     26,381
#   Domain Holdings Australia, Ltd...................................  47,193    102,976
#   Domino's Pizza Enterprises, Ltd..................................   6,329    222,665
    DWS, Ltd.........................................................  10,135      7,452
#   Eclipx Group, Ltd................................................  56,400     61,006
    Elanor Investor Group............................................   5,147      7,803
    Elders, Ltd......................................................  31,351    127,617
#*  Emeco Holdings, Ltd..............................................  53,695     66,094
*   EML Payments, Ltd................................................  20,274     55,816
    EQT Holdings, Ltd................................................   1,744     36,941
    ERM Power, Ltd...................................................  18,551     30,768
    Estia Health, Ltd................................................  24,912     48,252
    EVENT Hospitality and Entertainment, Ltd.........................  14,335    129,623
    Evolution Mining, Ltd............................................ 143,680    409,831
*   Fleetwood Corp., Ltd.............................................   8,885     13,697
    FlexiGroup, Ltd..................................................  71,549     96,124
    Flight Centre Travel Group, Ltd..................................  10,572    310,571
    Fortescue Metals Group, Ltd...................................... 409,002  2,503,347
    Freedom Foods Group, Ltd.........................................   4,272     15,772
#*  Galaxy Resources, Ltd............................................  28,503     18,323
    Genworth Mortgage Insurance Australia, Ltd.......................  51,269    137,858
*   Gold Road Resources, Ltd.........................................  19,058     14,954
    GUD Holdings, Ltd................................................   8,605     64,171
#   GWA Group, Ltd...................................................  37,983     76,187
    Hansen Technologies, Ltd.........................................  35,326     82,664
    Harvey Norman Holdings, Ltd......................................  78,630    221,856
    Healius, Ltd..................................................... 125,422    266,615
    Helloworld Travel, Ltd...........................................   2,504      7,769
    HT&E, Ltd........................................................  55,611     63,125
#   HUB24, Ltd.......................................................   3,753     31,859
    Huon Aquaculture Group, Ltd......................................   3,674     11,523
    Iluka Resources, Ltd.............................................  46,052    298,088
    Imdex, Ltd.......................................................  27,594     30,215
#*  IMF Bentham, Ltd.................................................  43,274    101,528
    Independence Group NL............................................ 110,186    482,566
    Infigen Energy................................................... 229,945    101,132
    Infomedia, Ltd...................................................  52,496     82,818
    Insurance Australia Group, Ltd................................... 229,522  1,257,569
*   Intega Group, Ltd................................................  42,097     16,396
    Integral Diagnostics, Ltd........................................  12,361     30,811
    Integrated Research, Ltd.........................................  13,001     26,502
    InvoCare, Ltd....................................................  20,340    183,839
#   IOOF Holdings, Ltd...............................................  18,146     92,278
    IPH, Ltd.........................................................  12,754     70,946
    IRESS, Ltd.......................................................  29,274    257,084
#*  iSelect, Ltd.....................................................  14,507      5,559
*   iSentia Group, Ltd...............................................  11,748      3,194
    James Hardie Industries P.L.C....................................  56,390    968,453
#   Japara Healthcare, Ltd...........................................  20,935     16,139
#   JB Hi-Fi, Ltd....................................................  34,626    884,890
    Jumbo Interactive, Ltd...........................................   3,096     47,331

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
*   Karoon Energy, Ltd...............................................  51,820 $   34,535
    Karoon Energy, Ltd...............................................  63,968     42,773
    Kogan.com, Ltd...................................................   3,003     14,004
    LendLease Group..................................................  80,193  1,036,551
    Lifestyle Communities, Ltd.......................................   6,786     39,752
    Link Administration Holdings, Ltd................................ 151,985    586,084
#   Lovisa Holdings, Ltd.............................................   5,816     53,940
    Lycopodium, Ltd..................................................   4,037     15,415
*   Lynas Corp., Ltd.................................................  59,157    101,288
    MACA, Ltd........................................................  49,140     32,231
    Macmahon Holdings, Ltd...........................................  77,872     11,536
    Macquarie Group, Ltd.............................................  20,718  1,913,067
    Magellan Financial Group, Ltd....................................  25,614    849,563
    McMillan Shakespeare, Ltd........................................  29,283    323,928
    McPherson's, Ltd.................................................  23,483     37,346
    Medibank Pvt, Ltd................................................ 319,320    744,246
#*  Mesoblast, Ltd...................................................  49,950     61,321
#*  Metals X, Ltd....................................................  37,047      4,326
    Metcash, Ltd..................................................... 299,418    582,041
    Michael Hill International, Ltd..................................  11,133      5,177
    Mineral Resources, Ltd...........................................  44,413    436,843
*   MMA Offshore, Ltd................................................  57,644      7,650
#   MNF Group, Ltd...................................................   4,580     16,732
    Moelis Australia, Ltd............................................   1,893      5,576
    Monadelphous Group, Ltd..........................................  21,444    226,967
    Monash IVF Group, Ltd............................................  56,998     40,246
    Money3 Corp., Ltd................................................  22,504     33,262
    Mortgage Choice, Ltd.............................................  17,757     17,423
    Mount Gibson Iron, Ltd...........................................  33,294     17,378
*   Myer Holdings, Ltd............................................... 113,042     42,362
    MyState, Ltd.....................................................   3,303     10,789
    National Australia Bank, Ltd..................................... 188,179  3,693,791
    Navigator Global Investments, Ltd................................  17,656     29,882
#   Netwealth Group, Ltd.............................................  13,871     84,136
    Newcrest Mining, Ltd.............................................  16,421    358,443
    nib holdings, Ltd................................................  91,611    442,852
    Nick Scali, Ltd..................................................   4,897     20,725
#   Nine Entertainment Co. Holdings, Ltd............................. 387,614    491,818
    Northern Star Resources, Ltd..................................... 118,054    800,207
    NRW Holdings, Ltd................................................  72,305    112,440
*   Nufarm, Ltd......................................................  93,635    382,107
    OM Holdings, Ltd.................................................  11,518      3,884
*   Onevue Holdings, Ltd.............................................  67,609     17,692
    oOh!media, Ltd...................................................  55,727    105,910
    Orica, Ltd.......................................................  28,292    447,118
    Orora, Ltd....................................................... 306,315    652,898
    Over the Wire Holdings, Ltd......................................   3,409     11,066
    OZ Minerals, Ltd.................................................  64,229    448,153
    Pacific Current Group, Ltd.......................................   7,389     35,807
*   Pact Group Holdings, Ltd.........................................  62,331    104,061
#   Paragon Care, Ltd................................................  15,431      4,635
    Peet, Ltd........................................................  52,127     43,166
    Pendal Group, Ltd................................................  62,047    306,364
    Perenti Global, Ltd.............................................. 150,951    237,793
#   Perpetual, Ltd...................................................   8,357    207,178
*   Perseus Mining, Ltd..............................................  91,475     54,204
#   Pioneer Credit, Ltd..............................................   5,734      9,724
    Platinum Asset Management, Ltd...................................  53,138    151,749
#*  Praemium, Ltd....................................................  32,007     13,964

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Premier Investments, Ltd.........................................  12,787 $  169,469
*   Prime Media Group, Ltd...........................................  65,486      9,238
    Pro Medicus, Ltd.................................................   8,668    159,066
#   PWR Holdings, Ltd................................................   4,526     14,819
    QBE Insurance Group, Ltd......................................... 116,357  1,012,351
    QMS Media, Ltd...................................................  34,568     29,161
    Qube Holdings, Ltd............................................... 112,273    251,727
*   Quintis, Ltd.....................................................  11,448          0
    Ramelius Resources, Ltd..........................................  58,540     50,419
    Ramsay Health Care, Ltd..........................................  13,514    638,545
    REA Group, Ltd...................................................   5,676    425,980
    Reckon, Ltd......................................................   5,948      3,116
#   Reece, Ltd.......................................................  20,281    145,259
    Regis Healthcare, Ltd............................................  12,803     28,457
    Regis Resources, Ltd.............................................  38,618    130,879
#   Reliance Worldwide Corp., Ltd....................................  26,553     77,266
#*  Resolute Mining, Ltd............................................. 131,023    109,759
    Sandfire Resources NL............................................  48,604    194,120
*   Saracen Mineral Holdings, Ltd....................................  87,716    226,958
    Seek, Ltd........................................................  78,314  1,225,616
    Servcorp, Ltd....................................................  11,029     33,516
    Service Stream, Ltd..............................................  52,045     92,500
    Seven Group Holdings, Ltd........................................  17,443    225,455
#*  Seven West Media, Ltd............................................ 246,158     67,599
    SG Fleet Group, Ltd..............................................  20,591     34,296
    Sigma Healthcare, Ltd............................................ 201,340     80,671
*   Silver Chef, Ltd.................................................   2,430      1,137
#*  Silver Lake Resources, Ltd.......................................  85,282     68,270
    Sims Metal Management, Ltd.......................................  54,565    351,178
    Sims Metal Management, Ltd., Sponsored ADR.......................     819      5,405
    SmartGroup Corp., Ltd............................................   9,678     76,167
    Sonic Healthcare, Ltd............................................  35,586    700,866
    Southern Cross Media Group, Ltd.................................. 154,987     87,540
    St Barbara, Ltd.................................................. 130,150    251,086
    Star Entertainment Grp, Ltd. (The)...............................  86,748    281,279
    Steadfast Group, Ltd............................................. 116,994    289,730
    Suncorp Group, Ltd...............................................  87,098    808,659
#   Super Retail Group, Ltd..........................................  27,252    179,033
#*  Superloop, Ltd...................................................  18,384     13,862
    Superloop, Ltd...................................................   1,548        875
    Sydney Airport...................................................  43,271    262,068
#*  Syrah Resources, Ltd.............................................  20,646      5,694
    Tabcorp Holdings, Ltd............................................ 171,431    568,061
    Tassal Group, Ltd................................................  40,678    116,147
    Technology One, Ltd..............................................  49,706    252,507
*   Thorn Group, Ltd.................................................  17,790      3,309
*   Tiger Resources, Ltd.............................................  41,785         16
    TPG Telecom, Ltd.................................................  61,955    279,242
    Transurban Group................................................. 126,448  1,295,073
    Treasury Wine Estates, Ltd.......................................  40,958    496,540
    Virtus Health, Ltd...............................................   5,358     15,171
    Vita Group, Ltd..................................................  31,300     26,226
#   Webjet, Ltd......................................................  13,274    103,470
    Wesfarmers, Ltd..................................................  28,862    792,981
#   Western Areas, Ltd...............................................  50,110    110,449
*   Westgold Resources, Ltd..........................................  25,582     41,586
    Westpac Banking Corp............................................. 212,350  4,122,879
#   Westpac Banking Corp., Sponsored ADR.............................  12,660    245,098
    WiseTech Global, Ltd.............................................  12,522    224,879

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------ -----------
AUSTRALIA -- (Continued)
    Woolworths Group, Ltd............................................ 71,531 $ 1,844,507
    Worley, Ltd...................................................... 80,812     758,520
    WPP AUNZ, Ltd.................................................... 63,742      23,471
*   Xero, Ltd........................................................  2,946     139,741
                                                                             -----------
TOTAL AUSTRALIA......................................................         72,866,249
                                                                             -----------
AUSTRIA -- (0.3%)
    Agrana Beteiligungs AG...........................................  2,065      39,850
    ANDRITZ AG.......................................................  9,711     436,667
    CA Immobilien Anlagen AG......................................... 10,757     414,499
    DO & CO AG.......................................................    711      66,149
    Erste Group Bank AG.............................................. 13,436     475,202
#   FACC AG..........................................................  2,711      35,402
    Flughafen Wien AG................................................    724      29,692
    IMMOFINANZ AG.................................................... 15,018     431,791
    Lenzing AG.......................................................  1,020     107,439
    Mayr Melnhof Karton AG...........................................    505      62,046
    Oesterreichische Post AG.........................................  5,404     199,163
    Palfinger AG.....................................................  1,627      46,477
#   POLYTEC Holding AG...............................................    633       5,763
#   Porr AG..........................................................  1,946      46,086
    Raiffeisen Bank International AG................................. 30,399     749,009
#   Rosenbauer International AG......................................    153       6,490
    S IMMO AG........................................................  8,477     214,693
    Schoeller-Bleckmann Oilfield Equipment AG........................  2,586     147,808
*   Semperit AG Holding..............................................  1,318      17,939
    Strabag SE.......................................................  1,859      61,735
    Telekom Austria AG............................................... 16,443     127,407
    UBM Development AG...............................................    575      28,626
    UNIQA Insurance Group AG......................................... 31,666     304,524
    Verbund AG.......................................................  1,985     107,537
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............  8,075     219,046
    Wienerberger AG..................................................  7,824     211,918
*   Zumtobel Group AG................................................  3,016      23,971
                                                                             -----------
TOTAL AUSTRIA........................................................          4,616,929
                                                                             -----------
BELGIUM -- (0.9%)
    Ageas............................................................ 36,106   2,082,257
*   AGFA-Gevaert NV.................................................. 41,929     191,325
#*  Argenx SE, ADR...................................................  1,556     190,548
    Atenor...........................................................    345      28,801
    Banque Nationale de Belgique.....................................      8      19,990
    Barco NV.........................................................  1,299     282,902
    Bekaert SA....................................................... 12,686     354,037
#*  Biocartis NV.....................................................  1,000       7,179
    bpost SA......................................................... 19,913     227,571
    Cie d'Entreprises CFE............................................  1,646     158,668
    Colruyt SA....................................................... 11,620     646,357
    Deceuninck NV....................................................  9,767      20,345
    D'ieteren SA.....................................................  5,435     343,266
    Econocom Group SA................................................ 12,277      32,014
    Elia System Operator SA..........................................  4,576     394,692
    EVS Broadcast Equipment SA.......................................  2,905      71,362
*   Exmar NV.........................................................  1,527       9,541
    Fagron...........................................................  9,334     177,234
*   Galapagos NV.....................................................  1,355     249,051
*   Galapagos NV.....................................................    817     150,423
*   Galapagos NV, Sponsored ADR......................................    491      90,329

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BELGIUM -- (Continued)
    Gimv NV..........................................................   2,138 $   128,390
    Immobel SA.......................................................     343      26,010
    Jensen-Group NV..................................................     524      19,980
    KBC Group NV.....................................................   9,671     680,009
    Kinepolis Group NV...............................................   2,000     133,044
    Lotus Bakeries NV................................................      54     152,337
#   Melexis NV.......................................................   2,399     168,337
#*  Nyrstar NV.......................................................   3,261         706
    Ontex Group NV...................................................   6,144     111,456
    Orange Belgium SA................................................  10,306     226,925
#*  Oxurion NV.......................................................   5,875      17,044
    Picanol..........................................................      86       6,683
    Proximus SADP....................................................  36,322   1,116,203
    Recticel SA......................................................   9,528      83,376
    Resilux..........................................................     110      16,494
    Roularta Media Group NV..........................................     245       3,428
    Sioen Industries NV..............................................   1,156      28,632
*   Telenet Group Holding NV.........................................   8,021     394,080
*   Tessenderlo Group SA.............................................   6,529     216,005
    UCB SA...........................................................  22,288   1,796,386
#   Umicore SA.......................................................  24,412   1,007,728
    Van de Velde NV..................................................     933      25,190
                                                                              -----------
TOTAL BELGIUM........................................................          12,086,335
                                                                              -----------
CANADA -- (7.6%)
*   5N Plus, Inc.....................................................   1,597       2,668
    Absolute Software Corp...........................................   5,000      29,459
    Acadian Timber Corp..............................................     600       7,448
    Aecon Group, Inc.................................................  14,064     194,340
*   Africa Oil Corp..................................................  13,871      12,216
#   AG Growth International, Inc.....................................   2,900      94,281
    AGF Management, Ltd., Class B....................................  15,002      66,177
    Agnico Eagle Mines, Ltd..........................................   6,656     409,083
#   Agnico Eagle Mines, Ltd..........................................   4,195     257,867
#*  Aimia, Inc.......................................................  40,823     113,130
    AirBoss of America Corp..........................................     900       5,385
    AKITA Drilling, Ltd., Class A....................................     142         124
*   Alacer Gold Corp.................................................  51,456     254,721
    Alamos Gold, Inc., Class A.......................................  38,473     209,438
    Alamos Gold, Inc., Class A.......................................   4,666      25,385
#   Alaris Royalty Corp..............................................   6,189      92,006
    Alcanna, Inc.....................................................   5,628      19,314
#*  Alexco Resource Corp.............................................   5,397      10,203
    Algoma Central Corp..............................................   1,600      15,974
    Algonquin Power & Utilities Corp.................................  81,248   1,115,919
    Algonquin Power & Utilities Corp.................................   9,626     132,069
    Alimentation Couche-Tard, Inc., Class B..........................  76,820   2,303,842
#   AltaGas, Ltd.....................................................  48,031     698,712
    Altus Group, Ltd.................................................   7,075     196,065
    Andrew Peller, Ltd., Class A.....................................   4,800      47,632
*   Argonaut Gold, Inc...............................................  11,100      18,119
*   Aritzia, Inc.....................................................  18,927     269,729
#*  Asanko Gold, Inc.................................................  10,852       9,722
*   ATS Automation Tooling Systems, Inc..............................   8,850     120,141
#*  Aurora Cannabis, Inc.............................................  32,075     114,946
#   AutoCanada, Inc..................................................   2,455      15,452
*   B2Gold Corp...................................................... 186,891     656,978
    Badger Daylighting, Ltd..........................................   5,700     168,866
    Bank of Montreal, (2073174)......................................  26,327   1,947,935

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
#   Bank of Montreal, (2076009)......................................  24,263 $1,796,099
    Bank of Nova Scotia (The)........................................  74,327  4,262,897
    Bank of Nova Scotia (The)........................................   8,642    495,446
    Barrick Gold Corp................................................   6,125    106,400
    Barrick Gold Corp................................................ 166,716  2,894,190
    Barrick Gold Corp................................................  13,245    223,155
    BCE, Inc.........................................................   4,008    190,128
#   BCE, Inc.........................................................   7,448    353,408
#   Bird Construction, Inc...........................................   3,200     14,942
*   BlackBerry, Ltd..................................................  57,656    302,923
#*  BlackBerry, Ltd..................................................  20,066    105,547
    BMTC Group, Inc..................................................   1,803     16,468
*   Bombardier, Inc., Class A........................................  26,300     34,145
*   Bombardier, Inc., Class B........................................ 375,947    473,823
    Boralex, Inc., Class A...........................................  25,688    425,175
    Bridgemarq Real Estate Services..................................   1,000     11,275
    BRP, Inc.........................................................   3,787    169,899
    BRP, Inc.........................................................   2,100     94,395
    CAE, Inc.........................................................  46,008  1,153,780
    CAE, Inc.........................................................   9,562    239,911
#*  Calfrac Well Services, Ltd.......................................   6,016      5,116
    Calian Group, Ltd................................................     800     21,514
    Cameco Corp......................................................  32,176    287,290
#   Cameco Corp......................................................  28,541    254,871
    Canaccord Genuity Group, Inc.....................................   5,740     23,359
#*  Canada Goose Holdings, Inc.......................................   6,300    263,556
#*  Canada Goose Holdings, Inc.......................................   4,672    195,430
    Canadian Imperial Bank of Commerce...............................  14,929  1,273,006
    Canadian Imperial Bank of Commerce...............................  21,605  1,842,042
#   Canadian Tire Corp., Ltd., Class A...............................  12,899  1,390,577
#   Canadian Western Bank............................................  13,782    348,971
*   Canfor Corp......................................................  15,114    182,685
    Canfor Pulp Products, Inc........................................   5,300     34,848
#*  Canopy Growth Corp...............................................   6,700    133,939
#   CanWel Building Materials Group, Ltd.............................   6,923     23,811
*   Capstone Mining Corp.............................................  19,300      7,327
    Cascades, Inc....................................................  20,097    190,274
    CCL Industries, Inc., Class B....................................  28,175  1,159,644
*   Celestica, Inc...................................................   9,526     68,778
*   Celestica, Inc...................................................  10,522     76,213
*   Centerra Gold, Inc...............................................  31,407    267,783
    Cervus Equipment Corp............................................     900      5,637
#   CES Energy Solutions Corp........................................  67,953     90,803
*   CGI, Inc.........................................................  21,803  1,694,529
*   CGI, Inc.........................................................   3,100    240,967
#   Chesswood Group, Ltd.............................................   1,100      9,145
*   China Gold International Resources Corp., Ltd....................  34,632     27,609
    CI Financial Corp................................................  57,786    841,058
#   Cineplex, Inc....................................................  16,175    275,703
#   Clearwater Seafoods, Inc.........................................   3,100     12,357
    Cogeco Communications, Inc.......................................   4,025    347,921
    Cogeco, Inc......................................................   1,229     95,112
    Colliers International Group, Inc................................   4,681    313,642
    Colliers International Group, Inc................................   3,269    218,860
    Computer Modelling Group, Ltd....................................  27,054    143,989
#   Constellation Software, Inc......................................   2,135  2,108,627
*   Continental Gold, Inc............................................  26,700     85,142
*   Copper Mountain Mining Corp......................................  14,100      7,173
    Corby Spirit and Wine, Ltd.......................................   2,400     29,155

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Corus Entertainment, Inc., Class B...............................  48,169 $  185,054
    Cott Corp........................................................  16,476    211,717
#*  CRH Medical Corp.................................................  17,997     54,110
*   Denison Mines Corp...............................................  45,000     20,841
*   Detour Gold Corp.................................................  40,314    669,400
#*  DHX Media, Ltd...................................................  14,321     20,659
#*  DIRTT Environmental Solutions....................................   4,500     20,431
    Dollarama, Inc...................................................  20,116    676,744
    Dorel Industries, Inc., Class B..................................   5,728     21,701
    DREAM Unlimited Corp., Class A...................................  15,248    116,811
*   Dundee Precious Metals, Inc......................................   7,525     26,224
    ECN Capital Corp.................................................  68,262    225,450
    E-L Financial Corp., Ltd.........................................     200    111,762
*   Eldorado Gold Corp...............................................  36,346    306,029
    Element Fleet Management Corp.................................... 119,707  1,017,932
    Empire Co., Ltd., Class A........................................  24,698    655,751
    Enbridge, Inc....................................................  48,577  1,769,229
    Enbridge, Inc....................................................  51,016  1,857,493
#*  Endeavour Mining Corp............................................  10,645    192,767
#*  Endeavour Silver Corp............................................  13,413     33,301
    Enerflex, Ltd....................................................  33,780    264,680
#*  Energy Fuels, Inc................................................     205        409
    Enghouse Systems, Ltd............................................   8,000    233,057
    Ensign Energy Services, Inc......................................  27,178     55,301
#   Equitable Group, Inc.............................................   1,900    163,471
*   ERO Copper Corp..................................................   3,400     42,490
#*  Essential Energy Services Trust..................................  12,100      2,618
    Evertz Technologies, Ltd.........................................   5,000     67,952
    Exco Technologies, Ltd...........................................   6,124     35,523
#   Extendicare, Inc.................................................   7,600     51,413
    Fairfax Financial Holdings, Ltd..................................   2,829  1,198,529
    Fiera Capital Corp...............................................   7,600     60,588
    Finning International, Inc.......................................  29,031    494,393
    Firm Capital Mortgage Investment Corp............................   4,200     45,345
    First Capital Realty, Inc........................................  27,800    460,132
#*  First Majestic Silver Corp.......................................   8,237     88,055
    First National Financial Corp....................................   2,500     81,410
    First Quantum Minerals, Ltd......................................  53,467    451,815
    FirstService Corp................................................   1,901    165,976
    FirstService Corp................................................   4,815    420,266
#*  Fission Uranium Corp.............................................  18,500      4,073
#*  Fortuna Silver Mines, Inc........................................  43,326    138,159
#   Freehold Royalties, Ltd..........................................   7,800     38,316
    Gamehost, Inc....................................................     900      5,549
#*  GDI Integrated Facility Services, Inc............................     900     19,967
*   Gear Energy, Ltd.................................................  26,600      7,876
#   Genworth MI Canada, Inc..........................................   8,238    332,747
    George Weston, Ltd...............................................  16,114  1,290,123
    Gibson Energy, Inc...............................................  15,436    269,084
    GMP Capital, Inc.................................................   6,037     10,405
#   goeasy, Ltd......................................................   1,700     77,727
#*  Golden Star Resources, Ltd.......................................   6,360     21,440
    GoldMoney, Inc...................................................   6,600     10,373
*   Great Canadian Gaming Corp.......................................   6,200    196,107
    Great-West Lifeco, Inc...........................................  19,677    478,517
    Guardian Capital Group, Ltd., Class A............................   3,750     74,197
*   Guyana Goldfields, Inc...........................................  21,834      8,786
*   Heroux-Devtek, Inc...............................................   3,377     42,972
    High Liner Foods, Inc............................................   1,530     10,803

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    HLS Therapeutics, Inc............................................   2,100 $   23,916
*   Home Capital Group, Inc..........................................  11,300    232,589
    Horizon North Logistics, Inc.....................................  14,000     10,311
    Hudbay Minerals, Inc.............................................   6,494     23,638
    Hudbay Minerals, Inc.............................................  64,431    233,832
#   Hydro One, Ltd...................................................  35,729    664,341
    IA Financial Crop., Inc..........................................  32,702  1,574,890
*   IAMGOLD Corp.....................................................  80,946    304,216
*   IBI Group, Inc...................................................   3,800     14,310
    IGM Financial, Inc...............................................  14,700    414,850
*   Imperial Metals Corp.............................................   2,300      3,178
*   Indigo Books & Music, Inc........................................   1,191      3,653
    Information Services Corp........................................   2,743     33,676
    Innergex Renewable Energy, Inc...................................  32,573    406,575
    Intact Financial Corp............................................   6,213    641,065
    Inter Pipeline, Ltd..............................................  23,499    394,475
*   Interfor Corp....................................................  14,742    175,727
*   Intertain Group, Ltd. (The)......................................   1,300     12,821
    Intertape Polymer Group, Inc.....................................  14,500    186,713
    Invesque, Inc....................................................   4,700     33,981
*   Ivanhoe Mines, Ltd., Class A.....................................  64,158    159,287
    Jamieson Wellness, Inc...........................................   6,774    122,200
#   Just Energy Group, Inc...........................................  16,822     38,955
    K-Bro Linen, Inc.................................................     500     13,742
    Keyera Corp......................................................  10,257    237,754
*   Kinaxis, Inc.....................................................   2,680    171,145
    Kinder Morgan Canada, Ltd........................................     700      7,441
*   Kinross Gold Corp................................................ 298,651  1,451,193
*   Kinross Gold Corp................................................   7,386     35,822
    Kirkland Lake Gold, Ltd..........................................  17,436    818,781
    Kirkland Lake Gold, Ltd..........................................   3,908    183,481
*   Knight Therapeutics, Inc.........................................  23,582    150,040
    KP Tissue, Inc...................................................   1,100      7,166
    Labrador Iron Ore Royalty Corp...................................   5,400     91,469
    Lassonde Industries, Inc., Class A...............................     600     79,616
#   Laurentian Bank of Canada........................................   3,644    125,331
    Leon's Furniture, Ltd............................................   4,136     49,459
    Linamar Corp.....................................................   6,676    217,701
    Loblaw Cos., Ltd.................................................  25,857  1,378,927
    Lucara Diamond Corp..............................................  75,030     61,523
*   Lundin Gold, Inc.................................................   8,600     51,583
    Lundin Mining Corp............................................... 113,400    572,553
    Magellan Aerospace Corp..........................................   3,300     40,238
    Magna International, Inc.........................................   8,200    440,911
    Magna International, Inc.........................................  31,519  1,694,777
*   Mainstreet Equity Corp...........................................     540     26,473
*   Mav Beauty Brands, Inc...........................................   1,700      7,641
    Mediagrif Interactive Technologies, Inc..........................   1,302      6,860
    Melcor Developments, Ltd.........................................   1,300     12,338
    Metro, Inc.......................................................  15,237    644,357
    Morguard Corp....................................................     653     99,157
    Morneau Shepell, Inc.............................................   6,801    163,738
#   Mountain Province Diamonds, Inc..................................   5,600      5,400
    MTY Food Group, Inc..............................................   1,707     68,192
    Mullen Group, Ltd................................................  27,221    169,472
    National Bank of Canada..........................................  74,080  3,825,770
*   New Gold, Inc....................................................  95,898     99,750
    NFI Group, Inc...................................................  12,378    272,258
    Norbord, Inc.....................................................   4,800    138,559

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Norbord, Inc.....................................................   4,516 $  130,377
#   North American Construction Group, Ltd...........................   1,900     21,945
    North West Co., Inc. (The).......................................  11,005    235,457
    OceanaGold Corp.................................................. 141,841    340,306
    Open Text Corp...................................................   9,500    383,866
    Open Text Corp...................................................  17,963    723,190
    Osisko Gold Royalties, Ltd.......................................  21,368    210,257
    Osisko Gold Royalties, Ltd.......................................   5,317     52,319
#*  Osisko Mining, Inc...............................................   6,095     12,911
    Pan American Silver Corp.........................................   1,233     20,947
#   Pan American Silver Corp.........................................  31,308    533,803
    Park Lawn Corp...................................................   3,070     68,761
    Parkland Fuel Corp...............................................  37,036  1,230,222
    Pason Systems, Inc...............................................  30,203    324,251
    Pembina Pipeline Corp............................................   1,398     49,201
    Pembina Pipeline Corp............................................  20,746    729,429
*   Photon Control, Inc..............................................  13,400     10,683
*   PHX Energy Services Corp.........................................   2,100      3,843
    Pinnacle Renewable Energy, Inc...................................   1,400      7,685
    Pizza Pizza Royalty Corp.........................................   3,756     26,749
*   Points International, Ltd........................................   1,029     11,216
    Pollard Banknote, Ltd............................................   1,300     20,234
#   PrairieSky Royalty, Ltd..........................................  39,984    390,399
*   Precision Drilling Corp..........................................  48,546     51,602
*   Precision Drilling Corp..........................................  12,221     12,832
#*  Premier Gold Mines, Ltd..........................................  21,100     36,205
    Premium Brands Holdings Corp.....................................   4,647    306,566
*   Pretium Resources, Inc...........................................  10,824    109,054
#   Quarterhill, Inc.................................................  28,500     35,920
    Quebecor, Inc., Class B..........................................  38,880    903,884
#*  Questerre Energy Corp., Class A..................................   7,500      1,082
    Recipe Unlimited Corp............................................   2,400     43,113
    Reitmans Canada, Ltd., Class A...................................   4,300      6,399
    Restaurant Brands International, Inc.............................   6,200    405,629
#   Restaurant Brands International, Inc.............................  14,764    966,156
    Richelieu Hardware, Ltd..........................................   8,953    183,805
    Ritchie Bros Auctioneers, Inc....................................   5,562    228,840
    Ritchie Bros Auctioneers, Inc....................................   9,089    373,740
    Rocky Mountain Dealerships, Inc..................................   1,700      8,364
    Rogers Communications, Inc., Class B.............................   4,000    188,323
    Rogers Communications, Inc., Class B.............................  20,818    980,320
    Rogers Sugar, Inc................................................  13,200     54,420
*   Roxgold, Inc.....................................................  20,000     14,729
    Royal Bank of Canada.............................................  34,154  2,754,932
    Royal Bank of Canada.............................................  55,818  4,502,280
    Russel Metals, Inc...............................................  15,715    257,959
*   Sabina Gold & Silver Corp........................................  10,300     13,920
*   Sandstorm Gold, Ltd..............................................  26,231    187,208
    Saputo, Inc......................................................   9,564    277,386
#   Savaria Corp.....................................................   3,600     37,036
#   Secure Energy Services, Inc......................................  57,057    183,678
*   SEMAFO, Inc......................................................  41,774    134,796
    Shaw Communications, Inc., Class B...............................  31,788    648,745
    Shaw Communications, Inc., Class B...............................  19,630    401,237
    ShawCor, Ltd.....................................................  23,000    231,554
*   Shopify, Inc., Class A...........................................   2,505    785,493
    Sienna Senior Living, Inc........................................   3,100     44,696
*   Sierra Wireless, Inc.............................................   3,326     36,692
*   Sierra Wireless, Inc.............................................   4,919     54,404

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CANADA -- (Continued)
#   Sleep Country Canada Holdings, Inc...............................   8,205 $    136,740
#   SNC-Lavalin Group, Inc...........................................   9,240      167,037
#*  Spin Master Corp.................................................   9,265      262,101
#   Sprott, Inc......................................................  15,700       36,237
*   SSR Mining, Inc..................................................   5,994       88,652
*   SSR Mining, Inc..................................................   8,600      127,194
    Stantec, Inc.....................................................   8,658      184,716
    Stantec, Inc.....................................................   5,660      121,067
*   Stars Group, Inc. (The)..........................................   8,992      195,665
*   Stars Group, Inc. (The)..........................................  13,467      293,042
    Stella-Jones, Inc................................................  16,543      458,697
#*  STEP Energy Services, Ltd........................................   2,700        2,316
*   Storm Resources, Ltd.............................................   5,100        4,647
#   Stuart Olson, Inc................................................   1,000        2,027
    Sun Life Financial, Inc..........................................  19,311      866,363
    Sun Life Financial, Inc..........................................  15,837      710,765
*   SunOpta, Inc.....................................................   5,100        9,680
    Superior Plus Corp...............................................  34,962      315,616
*   Taseko Mines, Ltd................................................   5,100        2,013
    TELUS Corp.......................................................   4,708      167,466
*   Teranga Gold Corp................................................   4,340       17,563
    TerraVest Industries, Inc........................................   1,000        9,339
#*  Tervita Corp.....................................................     819        4,351
    TFI International, Inc...........................................  12,157      387,388
    Thomson Reuters Corp.............................................   4,883      328,141
    Tidewater Midstream and Infrastructure, Ltd......................  24,657       17,597
#   Timbercreek Financial Corp.......................................  14,450      105,981
*   TMAC Resources, Inc..............................................   3,200        9,888
    TMX Group, Ltd...................................................   3,026      264,393
*   Torex Gold Resources, Inc........................................  17,800      260,425
    Toromont Industries, Ltd.........................................  12,900      666,107
    Toronto-Dominion Bank (The)......................................  53,802    3,072,241
    Toronto-Dominion Bank (The)......................................  16,886      963,684
    Total Energy Services, Inc.......................................  14,570       62,169
    Transcontinental, Inc., Class A..................................  16,600      189,556
    TransGlobe Energy Corp...........................................   3,755        4,305
#*  Trevali Mining Corp..............................................  30,400        4,732
#*  Trican Well Service, Ltd.........................................  57,460       37,518
    Tricon Capital Group, Inc........................................  29,580      239,407
*   Trisura Group, Ltd...............................................     600       14,372
*   Turquoise Hill Resources, Ltd....................................  64,127       26,292
    Uni-Select, Inc..................................................   7,819       63,224
    VersaBank........................................................   2,200       10,974
    Wajax Corp.......................................................   5,000       58,082
#*  Wesdome Gold Mines Ltd...........................................   7,100       43,395
    West Fraser Timber Co., Ltd......................................  14,893      688,622
#   Western Forest Products, Inc..................................... 106,053      104,676
    WestJet Airlines, Ltd............................................   1,100       25,581
    Wheaton Precious Metals Corp.....................................   6,648      186,609
    Winpak, Ltd......................................................   4,811      170,363
    WSP Global, Inc..................................................  24,425    1,523,989
    Yamana Gold, Inc................................................. 185,545      677,603
*   Yangarra Resources, Ltd..........................................   5,600        4,337
#*  Yellow Pages, Ltd................................................   2,947       19,399
                                                                              ------------
TOTAL CANADA.........................................................          107,757,076
                                                                              ------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd......................................  29,250       11,192

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CHINA -- (Continued)
*   Hanfeng Evergreen, Inc...........................................   2,300 $         0
                                                                              -----------
TOTAL CHINA..........................................................              11,192
                                                                              -----------
DENMARK -- (2.1%)
*   Agat Ejendomme A.S...............................................   6,708       3,582
*   ALK-Abello A.S...................................................   1,154     247,878
    Alm Brand A.S....................................................  14,637     119,228
#   Ambu A.S., Class B...............................................  12,560     197,439
#*  Bang & Olufsen A.S...............................................   6,371      37,058
    BankNordik P/F...................................................     744      12,111
#*  Bavarian Nordic A.S..............................................   2,204      51,898
    Brodrene Hartmann A.S............................................     226       9,008
    Carlsberg A.S., Class B..........................................   4,426     623,288
    Chr Hansen Holding A.S...........................................  15,827   1,215,129
    Coloplast A.S., Class B..........................................   9,728   1,171,212
    Columbus A.S.....................................................   6,523       8,690
    D/S Norden A.S...................................................   3,069      44,892
    Danske Bank A.S..................................................  48,577     694,191
#*  Demant A.S.......................................................  16,306     430,726
*   Drilling Co. of 1972 A.S.........................................     583      32,909
    DSV Panalpina A.S................................................     579      56,248
    FLSmidth & Co. A.S...............................................   6,922     248,108
*   Genmab A.S.......................................................   2,504     547,110
    GN Store Nord A.S................................................  17,874     786,330
    H Lundbeck A.S...................................................  25,577     873,981
*   H+H International A.S., Class B..................................   1,880      29,235
    ISS A.S..........................................................  36,166     946,870
    Jeudan A.S.......................................................     126      21,072
*   Jyske Bank A.S...................................................   8,287     275,668
    Matas A.S........................................................   7,736      59,297
*   Nilfisk Holding A.S..............................................   5,997     101,373
#*  NKT A.S..........................................................   2,878      50,492
#   NNIT A.S.........................................................   2,493      35,666
#   Novo Nordisk A.S., Sponsored ADR.................................  14,665     809,801
    Novo Nordisk A.S., Class B....................................... 175,672   9,659,974
    Novozymes A.S., Class B..........................................  25,722   1,212,524
    Orsted A.S.......................................................  10,165     892,199
    Pandora A.S......................................................  29,756   1,464,175
    Parken Sport & Entertainment A.S.................................     758      11,441
    Per Aarsleff Holding A.S.........................................   5,205     162,444
    Ringkjoebing Landbobank A.S......................................   5,368     370,699
    Royal Unibrew A.S................................................  21,249   1,743,251
    RTX A.S..........................................................     954      22,151
    Schouw & Co., A.S................................................   1,340      96,155
    SimCorp A.S......................................................   5,679     508,144
    Solar A.S., Class B..............................................   1,718      72,124
    Spar Nord Bank A.S...............................................   9,865      96,367
#   Sydbank A.S......................................................   8,954     175,645
    Tivoli A.S.......................................................     333      34,092
    Topdanmark A.S...................................................   8,571     383,881
    Tryg A.S.........................................................  13,292     371,525
    Vestas Wind Systems A.S..........................................  37,216   3,031,906
*   Vestjysk Bank A.S................................................  80,297      44,450
*   Zealand Pharma A.S...............................................   3,461     103,283
                                                                              -----------
TOTAL DENMARK........................................................          30,196,920
                                                                              -----------
FINLAND -- (1.7%)
    Ahlstrom-Munksjo Oyj.............................................   1,885      28,258

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINLAND -- (Continued)
    Aktia Bank Oyj...................................................   9,756 $    95,023
    Alma Media Oyj...................................................   5,161      40,800
    Asiakastieto Group Oyj...........................................     898      29,143
    Aspo Oyj.........................................................   2,264      20,709
*   BasWare Oyj......................................................     341       7,657
#   Bittium Oyj......................................................   1,503      10,164
    Cargotec Oyj, Class B............................................  13,989     490,772
#   Caverion Oyj.....................................................  17,019     127,238
    Cramo Oyj........................................................  10,119     107,358
    Digia Oyj........................................................   3,392      14,496
    Elisa Oyj........................................................  27,365   1,494,932
#   Fiskars Oyj Abp..................................................   3,943      52,863
*   F-Secure Oyj.....................................................  12,351      39,479
    Huhtamaki Oyj....................................................  23,661   1,095,634
    Ilkka-Yhtyma Oyj.................................................   2,760      11,649
    Kemira Oyj.......................................................  24,181     392,813
    Kesko Oyj, Class A...............................................   6,334     390,263
    Kesko Oyj, Class B...............................................  15,741   1,048,792
    Kone Oyj, Class B................................................  30,758   1,958,540
    Konecranes Oyj...................................................  14,094     435,256
    Lassila & Tikanoja Oyj...........................................   4,050      65,353
#   Lehto Group Oyj..................................................   2,244       5,089
#   Metsa Board Oyj..................................................  38,283     253,691
    Metso Oyj........................................................  19,871     752,252
#   Neste Oyj........................................................  57,081   2,062,477
    Nokia Oyj........................................................ 188,488     691,941
    Nokia Oyj........................................................   4,241      15,584
    Nokian Renkaat Oyj...............................................  13,010     371,815
    Nordea Bank Abp.................................................. 126,848     928,443
    Nordea Bank Abp..................................................  62,157     454,917
    Olvi Oyj, Class A................................................   2,822     119,875
    Oriola Oyj, Class B..............................................  32,924      75,735
    Orion Oyj, Class A...............................................   4,120     181,235
    Orion Oyj, Class B...............................................  19,656     872,031
#   Outokumpu Oyj....................................................  40,689     115,614
*   Outotec Oyj......................................................  44,838     288,989
    Pihlajalinna Oyj.................................................     935      11,119
    Ponsse Oyj.......................................................   2,968      92,584
    Raisio Oyj, Class V..............................................  25,934      90,483
    Revenio Group Oyj................................................   4,236     125,032
    Sampo Oyj, Class A...............................................  58,804   2,409,778
    Sanoma Oyj.......................................................  23,273     243,501
*   SRV Group Oyj....................................................   3,096       4,523
#*  Stockmann Oyj Abp, Class B.......................................   4,541      10,932
    Stora Enso Oyj, Class R.......................................... 106,101   1,378,434
    Teleste Oyj......................................................   1,086       7,053
    Tieto Oyj........................................................  10,897     310,159
    Tikkurila Oyj....................................................  12,581     200,811
    Tokmanni Group Corp..............................................  12,015     153,838
    UPM-Kymmene Oyj..................................................  55,197   1,797,736
    Uponor Oyj.......................................................  13,059     170,826
    Vaisala Oyj, Class A.............................................   1,519      45,527
    Valmet Oyj.......................................................  23,859     533,977
    Wartsila Oyj Abp.................................................  53,108     561,075
    YIT Oyj..........................................................  42,316     254,160
                                                                              -----------
TOTAL FINLAND........................................................          23,548,428
                                                                              -----------
FRANCE -- (9.2%)
    ABC arbitrage....................................................   2,990      22,340

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    Actia Group......................................................   1,265 $    5,646
    Aeroports de Paris...............................................   3,202    608,986
    Airbus SE........................................................  51,558  7,396,420
    Akka Technologies................................................   2,469    159,361
#   AKWEL............................................................   1,450     28,794
    Alstom SA........................................................  17,667    764,331
    Altamir..........................................................   1,314     24,406
    Alten SA.........................................................   8,940    983,418
    Altran Technologies SA...........................................  41,417    658,488
#*  Amplitude Surgical SAS...........................................   1,872      3,263
    Amundi SA........................................................   5,476    391,355
    Arkema SA........................................................  17,437  1,784,466
    Assystem SA......................................................   1,932     71,754
    Atos SE..........................................................  27,419  2,127,895
    Aubay............................................................   1,143     39,811
    AXA SA........................................................... 172,149  4,556,993
    Axway Software SA................................................     890     10,628
#   Bastide le Confort Medical.......................................     836     35,828
    Beneteau SA......................................................   9,685     90,453
    Bigben Interactive...............................................   2,247     34,218
    BioMerieux.......................................................   7,454    610,371
    BNP Paribas SA...................................................  62,527  3,267,632
    Boiron SA........................................................   1,586     56,329
    Bonduelle SCA....................................................   2,388     62,065
    Bourbon Corp.....................................................   1,000     15,587
    Bouygues SA......................................................  44,143  1,872,460
    Bureau Veritas SA................................................  53,625  1,371,007
    Burelle SA.......................................................      22     19,937
    Capgemini SE.....................................................  12,285  1,384,890
    Carrefour SA..................................................... 105,851  1,802,171
#   Casino Guichard Perrachon SA.....................................   7,486    404,129
*   Cegedim SA.......................................................   1,985     61,428
*   CGG SA........................................................... 135,856    316,703
    Chargeurs SA.....................................................   2,463     41,841
    Cie des Alpes....................................................   2,569     76,922
    Cie Plastic Omnium SA............................................  10,055    274,667
    CNP Assurances...................................................  21,975    436,187
*   Coface SA........................................................  26,052    284,819
    Credit Agricole SA...............................................  88,378  1,153,187
    Danone SA........................................................  37,633  3,117,563
    Dassault Aviation SA.............................................     161    223,653
    Dassault Systemes SE.............................................   9,883  1,500,998
    Dassault Systemes SE, Sponsored ADR..............................   1,000    152,390
    Derichebourg SA..................................................  22,081     79,604
#   Devoteam SA......................................................   1,177     99,988
    Edenred..........................................................  53,752  2,833,146
    Eiffage SA.......................................................  20,998  2,255,314
    Elior Group SA...................................................  11,937    154,592
    Elis SA..........................................................  18,450    352,737
#*  Erytech Pharma SA................................................   1,777      7,848
    EssilorLuxottica SA..............................................   5,451    832,337
*   Esso SA Francaise................................................     838     20,483
#   Eurofins Scientific SE...........................................   2,165  1,097,642
#   Europcar Mobility Group..........................................  29,582    108,640
    Eutelsat Communications SA.......................................  66,060  1,253,153
    Exel Industries, Class A.........................................     192      8,375
    Faurecia SE......................................................  16,678    778,331
*   Fnac Darty S.A...................................................   7,034    407,162
    Gaztransport Et Technigaz SA.....................................   6,669    608,469

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FRANCE -- (Continued)
    Getlink SE.......................................................  25,956 $   434,786
    GL Events........................................................   2,714      71,198
    Groupe Crit......................................................   1,032      76,848
    Groupe Open......................................................     640       7,950
    Guerbet..........................................................     757      42,420
#   Haulotte Group SA................................................   2,205      12,056
    Hermes International.............................................   3,760   2,708,525
    HEXAOM...........................................................     226       8,499
*   ID Logistics Group...............................................     339      64,811
    Iliad SA.........................................................   8,972     929,817
    Imerys SA........................................................   2,773     107,117
    Ingenico Group SA................................................  16,142   1,726,081
    Ipsen SA.........................................................   8,261     880,520
    IPSOS............................................................   9,174     276,458
    Jacquet Metal Service SA.........................................   3,178      54,086
    JCDecaux SA......................................................  14,744     403,035
    Kaufman & Broad SA...............................................   5,199     198,338
    Kering SA........................................................   6,641   3,778,704
    Korian SA........................................................  11,368     482,082
    Lagardere SCA....................................................  32,168     718,812
*   Latecoere SACA...................................................  11,328      48,562
    Laurent-Perrier..................................................     274      27,179
    Le Belier........................................................     180       5,177
    Lectra...........................................................   3,183      74,526
    Legrand SA.......................................................  26,563   2,075,207
    Linedata Services................................................     313       9,008
    LISI.............................................................   4,382     154,027
    LNA Sante SA.....................................................     508      26,817
    L'Oreal SA.......................................................  17,797   5,197,821
    LVMH Moet Hennessy Louis Vuitton SE..............................  24,487  10,457,311
    Maisons du Monde SA..............................................   4,243      58,717
    Manitou BF SA....................................................   2,761      56,419
    Manutan International............................................      96       6,654
    Mersen SA........................................................   2,463      80,187
    Metropole Television SA..........................................   8,229     144,768
    Natixis SA....................................................... 117,137     538,165
    Nexans SA........................................................   6,075     247,205
    Nexity SA........................................................  17,553     908,512
    NRJ Group........................................................   2,187      14,977
    Oeneo SA.........................................................   5,443      61,827
*   OL Groupe SA.....................................................   2,891      10,031
    Orange SA, Sponsored ADR.........................................   5,900      94,872
    Orange SA........................................................ 192,576   3,099,413
#   Orpea............................................................   6,165     742,532
    Pernod Ricard SA.................................................   5,883   1,086,784
    Peugeot SA....................................................... 163,553   4,142,162
#   Plastivaloire....................................................   1,658      11,217
    Publicis Groupe SA...............................................  45,331   1,950,979
    Quadient.........................................................   8,062     172,658
#   Rallye SA........................................................   3,965      36,933
#*  Recylex SA.......................................................     633       2,533
#   Remy Cointreau SA................................................   3,735     499,828
    Renault SA.......................................................  16,671     851,203
    Rexel SA.........................................................  84,744   1,050,614
    Robertet SA......................................................      52      46,983
    Rothschild & Co..................................................   3,010      84,654
    Rubis SCA........................................................  22,760   1,319,798
    Safran SA........................................................  21,114   3,344,244
#   Samse SA.........................................................       4         777

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FRANCE -- (Continued)
    Sanofi...........................................................  40,443 $  3,728,321
    Sartorius Stedim Biotech.........................................   3,659      548,160
    Savencia SA......................................................     995       66,070
    Schneider Electric SE............................................  27,620    2,567,013
    Schneider Electric SE............................................     278       26,033
    SCOR SE..........................................................  40,979    1,728,458
    SEB SA...........................................................   5,558      844,555
    Seche Environnement SA...........................................     652       24,727
    SES SA...........................................................  76,760    1,487,985
    Societe BIC SA...................................................   5,560      386,161
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....     162        9,802
    Societe Generale SA..............................................  73,305    2,084,714
    Societe pour l'Informatique Industrielle.........................     691       18,346
    Sodexo SA........................................................  15,205    1,673,184
*   Solocal Group.................................................... 102,434       80,173
    Somfy SA.........................................................     650       60,180
    Sopra Steria Group...............................................   4,272      586,422
    SPIE SA..........................................................  20,549      433,696
    Stef SA..........................................................     548       53,240
    Suez.............................................................  58,160      907,153
    Sword Group......................................................     750       25,605
    Synergie SA......................................................   2,798       79,450
    Tarkett SA.......................................................   4,364       71,065
#*  Technicolor SA...................................................  28,227       23,617
    Teleperformance..................................................   9,051    2,053,522
    Television Francaise 1...........................................  17,258      144,825
    Thales SA........................................................  15,070    1,473,237
    Thermador Groupe.................................................     635       39,280
    Total Gabon......................................................      88       12,767
    Trigano SA.......................................................   1,235      111,382
*   Ubisoft Entertainment SA.........................................  18,022    1,065,086
    Union Financiere de France BQE SA................................   1,214       27,930
    Valeo SA.........................................................  32,101    1,195,463
*   Valneva SE.......................................................   3,076        8,612
    Vetoquinol SA....................................................     354       23,069
    VIEL & Cie SA....................................................     300        1,603
    Vilmorin & Cie SA................................................   1,348       73,709
#   Vinci SA.........................................................  33,227    3,727,944
*   Virbac SA........................................................     670      163,389
    Vivendi SA.......................................................  32,990      918,682
    Vranken-Pommery Monopole SA......................................     575       13,921
*   Worldline SA.....................................................   8,376      509,657
                                                                              ------------
TOTAL FRANCE.........................................................          130,005,243
                                                                              ------------
GERMANY -- (7.1%)
    Aareal Bank AG...................................................  12,133      407,325
    Adidas AG........................................................  21,788    6,735,253
*   ADLER Real Estate AG.............................................   6,632       76,449
    ADO Properties SA................................................   4,740      193,333
*   ADVA Optical Networking SE.......................................   9,981       70,429
*   AIXTRON SE.......................................................   5,902       53,958
    All for One Group AG.............................................     139        7,009
    Allgeier SE......................................................     500       13,194
    Allianz SE, Sponsored ADR........................................  10,000      244,100
    Allianz SE.......................................................  19,290    4,711,053
    Amadeus Fire AG..................................................   1,764      222,213
    Aroundtown SA.................................................... 211,023    1,783,690
    Atoss Software AG................................................     148       22,257
    Aurubis AG.......................................................  12,510      615,073

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GERMANY -- (Continued)
*   Axel Springer SE.................................................   9,825 $  687,659
    BASF SE..........................................................  32,323  2,457,169
    Basler AG........................................................     534     27,484
    Bauer AG.........................................................   2,135     33,993
    Bayerische Motoren Werke AG......................................  36,996  2,832,957
    BayWa AG.........................................................   4,441    129,918
    Bechtle AG.......................................................   8,700    942,163
    Beiersdorf AG....................................................  15,552  1,839,948
    Bertrandt AG.....................................................   1,257     62,783
    bet-at-home.com AG...............................................     361     19,220
    Bijou Brigitte AG................................................     771     39,227
    Bilfinger SE.....................................................   6,350    211,966
    Borussia Dortmund GmbH & Co. KGaA................................  13,319    125,967
    Brenntag AG......................................................  32,954  1,651,662
    CANCOM SE........................................................   6,653    355,815
    Carl Zeiss Meditec AG............................................   3,253    354,590
*   CECONOMY AG......................................................  45,024    226,570
    CENIT AG.........................................................     563      7,637
    CENTROTEC Sustainable AG.........................................   1,041     18,291
    Cewe Stiftung & Co. KGAA.........................................   1,338    128,687
    comdirect bank AG................................................   1,558     23,490
    Commerzbank AG................................................... 124,169    742,993
    CompuGroup Medical SE............................................   6,735    431,495
    Continental AG...................................................  10,964  1,468,527
#   Corestate Capital Holding SA.....................................   1,650     61,531
    Covestro AG......................................................  41,998  2,016,824
    CropEnergies AG..................................................   5,982     46,658
    CTS Eventim AG & Co. KGaA........................................   9,608    581,917
    Daimler AG.......................................................  84,354  4,919,756
*   Delivery Hero SE.................................................   9,471    444,405
    Deutsche Bank AG.................................................  42,112    305,385
    Deutsche Bank AG.................................................  33,000    239,250
    Deutsche Beteiligungs AG.........................................   3,090    125,465
    Deutsche Boerse AG...............................................  18,058  2,796,455
    Deutsche EuroShop AG.............................................   4,905    146,805
    Deutsche Pfandbriefbank AG.......................................  16,578    226,560
    Deutsche Post AG.................................................  43,538  1,542,335
    Deutsche Telekom AG, Sponsored ADR...............................   6,013    105,769
    Deutsche Telekom AG.............................................. 156,037  2,745,558
    Deutz AG.........................................................  30,765    171,166
*   Dialog Semiconductor P.L.C.......................................  29,010  1,304,878
    DIC Asset AG.....................................................  10,146    141,524
    DMG Mori AG......................................................   2,478    117,399
    Dr Hoenle AG.....................................................     323     16,771
    Draegerwerk AG & Co. KGaA........................................     596     24,966
    Duerr AG.........................................................  12,280    362,304
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................     790    138,466
#   EDAG Engineering Group AG........................................   1,820     22,554
*   ElringKlinger AG.................................................   2,943     21,756
    Energiekontor AG.................................................     644     14,065
    Evonik Industries AG.............................................  14,698    387,350
*   Evotec SE........................................................  16,730    383,212
    Ferratum Oyj.....................................................     315      2,878
    Fielmann AG......................................................   4,339    334,631
    First Sensor AG..................................................     411     15,969
    Fraport AG Frankfurt Airport Services Worldwide..................   5,797    484,529
    Freenet AG.......................................................  31,632    702,475
    Fresenius Medical Care AG & Co. KGaA, ADR........................   6,891    248,558
    Fresenius Medical Care AG & Co. KGaA.............................  35,797  2,583,813

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
GERMANY -- (Continued)
    Fresenius SE & Co. KGaA.......................................... 19,690 $1,036,782
    Fuchs Petrolub SE................................................  6,585    265,232
    GEA Group AG..................................................... 12,721    388,523
    Gesco AG.........................................................  1,666     35,164
    GFT Technologies SE..............................................  3,422     30,102
    Grammer AG.......................................................    139      4,910
    Grand City Properties SA......................................... 19,650    460,033
    GRENKE AG........................................................    402     38,016
*   H&R GmbH & Co. KGaA..............................................  2,873     17,540
    Hamburger Hafen und Logistik AG..................................  3,656     94,716
    Hannover Rueck SE................................................  5,199    921,283
*   Heidelberger Druckmaschinen AG................................... 47,568     61,730
    Hella GmbH & Co KGaA.............................................  5,661    275,373
    Henkel AG & Co. KGaA.............................................  6,403    616,083
    Hochtief AG......................................................  2,878    359,586
    HolidayCheck Group AG............................................  5,120     13,978
    Hornbach Baumarkt AG.............................................  1,445     30,683
    Hornbach Holding AG & Co. KGaA...................................  1,710    103,332
    Hugo Boss AG..................................................... 16,186    682,442
    Indus Holding AG.................................................  6,178    235,449
    Infineon Technologies AG......................................... 66,345  1,285,021
    Isra Vision AG...................................................  1,235     58,414
    Jenoptik AG......................................................  6,327    188,134
    K+S AG........................................................... 40,737    578,465
    KION Group AG.................................................... 14,810    985,424
    Kloeckner & Co. SE............................................... 12,747     73,480
    Knorr-Bremse AG..................................................  1,709    172,465
    Koenig & Bauer AG................................................  1,638     54,130
    Krones AG........................................................  1,684    110,019
    KWS Saat SE & Co., KGaA..........................................  1,272     85,507
    Lanxess AG....................................................... 21,924  1,424,604
    LEG Immobilien AG................................................  9,566  1,098,787
    Leifheit AG......................................................    566     13,477
*   Leoni AG.........................................................  6,219     73,668
*   LPKF Laser & Electronics AG......................................  1,437     22,285
*   Manz AG..........................................................    207      4,428
*   Medigene AG......................................................  1,388      8,848
    Merck KGaA.......................................................  3,946    470,625
    METRO AG......................................................... 50,461    823,997
    MLP SE........................................................... 13,290     67,881
    MTU Aero Engines AG..............................................  7,660  2,048,522
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........  9,683  2,690,321
    Nemetschek SE....................................................  9,701    494,968
    New Work SE......................................................    402    126,638
    Nexus AG.........................................................  3,276    115,979
*   Nordex SE........................................................ 12,619    164,751
    Norma Group SE...................................................  7,134    261,890
    OHB SE...........................................................    906     35,917
    OSRAM Licht AG................................................... 11,909    533,116
    Pfeiffer Vacuum Technology AG....................................  1,209    189,349
    PNE AG...........................................................  7,350     32,613
    ProSiebenSat.1 Media SE.......................................... 68,901  1,017,441
    PSI Software AG..................................................    690     14,665
    Puma SE.......................................................... 10,181    765,998
    Puma SE..........................................................  2,960    222,672
*   QIAGEN NV........................................................  4,086    121,809
*   QIAGEN NV........................................................ 14,881    447,601
    QSC AG........................................................... 22,904     31,620
    Rational AG......................................................    508    386,513

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
GERMANY -- (Continued)
    Rheinmetall AG...................................................   6,272 $    756,445
    RHOEN-KLINIKUM AG................................................   1,770       36,457
    RIB Software SE..................................................   5,917      153,750
*   Rocket Internet SE...............................................  17,376      461,426
    RTL Group SA.....................................................  11,253      572,059
#   S&T AG...........................................................   5,127      109,339
    SAF-Holland SA...................................................   6,576       46,429
    SAP SE, Sponsored ADR............................................  15,059    1,996,522
    SAP SE...........................................................  27,870    3,692,815
    Scout24 AG.......................................................  10,406      645,030
    Secunet Security Networks AG.....................................     212       27,476
*   Shop Apotheke Europe NV..........................................     417       18,189
    Siemens AG.......................................................  33,571    3,874,093
    Sixt Leasing SE..................................................   2,338       29,165
    Sixt SE..........................................................   3,368      329,361
*   SMA Solar Technology AG..........................................     983       30,736
    Software AG......................................................   5,844      185,903
    Stabilus SA......................................................   3,519      197,563
    STRATEC SE.......................................................     663       50,087
    Stroeer SE & Co. KGaA............................................   7,837      631,414
*   SUESS MicroTec SE................................................   1,948       21,527
    Symrise AG.......................................................  21,445    2,061,011
    TAG Immobilien AG................................................  24,369      592,209
    Takkt AG.........................................................   8,048       95,720
*   Talanx AG........................................................   9,696      446,873
    Technotrans SE...................................................     943       17,858
*   Tele Columbus AG.................................................   6,940       16,335
    Thyssenkrupp AG..................................................  71,198    1,015,325
    TLG Immobilien AG................................................  24,428      716,390
    Uniper SE........................................................  10,855      338,313
    United Internet AG...............................................  30,711      927,114
    VERBIO Vereinigte BioEnergie AG..................................   6,662       67,132
    Vonovia SE.......................................................  36,344    1,935,506
    Vossloh AG.......................................................   1,268       51,924
    Wacker Chemie AG.................................................   1,909      149,554
    Wacker Neuson SE.................................................   6,335      108,158
    Washtec AG.......................................................   2,119      106,485
    Wirecard AG......................................................  11,508    1,455,945
    Wuestenrot & Wuerttembergische AG................................   4,712       96,422
*   Zalando SE.......................................................   7,688      333,329
    Zeal Network SE..................................................   3,022       67,746
                                                                              ------------
TOTAL GERMANY........................................................          101,197,618
                                                                              ------------
HONG KONG -- (2.0%)
    Aeon Credit Service Asia Co., Ltd................................  28,000       22,664
    AIA Group, Ltd................................................... 654,000    6,512,674
    Allied Properties HK, Ltd........................................ 226,000       44,360
    Asia Standard International Group, Ltd...........................  80,000       13,045
#   Asiasec Properties, Ltd..........................................  17,000        3,462
    ASM Pacific Technology, Ltd......................................  41,700      582,250
#   Associated International Hotels, Ltd.............................   4,000       10,213
    Bank of East Asia, Ltd. (The)....................................  92,607      223,081
    BOC Aviation, Ltd................................................  55,800      524,235
    BOC Hong Kong Holdings, Ltd...................................... 154,500      530,804
    BOCOM International Holdings Co., Ltd............................ 115,000       18,610
    Bright Smart Securities & Commodities Group, Ltd.................  72,000       11,906
*   Brightoil Petroleum Holdings, Ltd................................ 229,000       43,836
#   Cathay Pacific Airways, Ltd......................................  75,000       95,816
    Century City International Holdings, Ltd......................... 232,000       16,848

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
    China Motor Bus Co., Ltd.........................................     1,000 $   13,011
    China New Higher Education Group, Ltd............................    42,000     17,040
*   China Shandong Hi-Speed Financial Group, Ltd.....................   372,000     11,057
    China Star Entertainment, Ltd....................................   100,000     10,691
#*  China Strategic Holdings, Ltd.................................... 1,640,000      7,524
    Chinese Estates Holdings, Ltd....................................    90,500     65,757
    Chong Hing Bank, Ltd.............................................    12,000     20,646
    Chow Sang Sang Holdings International, Ltd.......................    59,000     68,850
    Chow Tai Fook Jewellery Group, Ltd...............................   146,400    131,630
    Chuang's Consortium International, Ltd...........................    92,000     17,939
    CITIC Telecom International Holdings, Ltd........................   185,000     70,222
    CK Asset Holdings, Ltd...........................................   143,000    994,952
    CK Hutchison Holdings, Ltd.......................................    59,704    551,252
    CK Life Sciences Intl Holdings, Inc..............................   492,000     22,243
    CNQC International Holdings, Ltd.................................    37,500      5,648
    Convenience Retail Asia, Ltd.....................................    66,000     31,740
#*  Convoy Global Holdings, Ltd......................................   528,000      2,109
#*  Cosmopolitan International Holdings, Ltd.........................    80,000     11,028
    Cowell e Holdings, Inc...........................................    52,000      8,126
    Cross-Harbour Holdings, Ltd. (The)...............................    19,000     28,325
    CSI Properties, Ltd..............................................   840,000     29,971
*   CW Group Holdings, Ltd...........................................    85,500        473
    Dah Sing Banking Group, Ltd......................................    69,200     89,461
    Dah Sing Financial Holdings, Ltd.................................    23,600     87,817
    Dickson Concepts International, Ltd..............................     6,500      3,167
    Eagle Nice International Holdings, Ltd...........................    24,000      9,482
    Emperor Capital Group, Ltd.......................................   444,000     12,550
    Emperor International Holdings, Ltd..............................   280,000     62,422
    Emperor Watch & Jewellery, Ltd...................................   350,000      7,578
*   ENM Holdings, Ltd................................................   208,000     20,663
*   Esprit Holdings, Ltd.............................................   299,800     57,316
    Far East Consortium International, Ltd...........................   267,000    112,943
#*  FIH Mobile, Ltd..................................................   666,000     94,842
*   First Shanghai Investments, Ltd..................................   112,000      5,341
    Fountain SET Holdings, Ltd.......................................    74,000     11,893
*   Freeman Fintech Corp, Ltd........................................    24,000        462
    Galaxy Entertainment Group, Ltd..................................   154,000  1,060,388
#   Genting Hong Kong, Ltd...........................................    96,000     10,513
    Get Nice Holdings, Ltd...........................................   884,000     26,481
    Giordano International, Ltd......................................   302,000     95,867
    Global Brands Group Holding, Ltd.................................   128,136      8,820
    Glorious Sun Enterprises, Ltd....................................    21,000      2,223
    Golden Resources Development International, Ltd..................    76,000      5,711
#*  Gold-Finance Holdings, Ltd.......................................    44,000        303
#*  Goodbaby International Holdings, Ltd.............................   175,000     25,475
    Great Eagle Holdings, Ltd........................................    33,000    111,509
*   G-Resources Group, Ltd........................................... 1,842,000     11,501
    Guoco Group, Ltd.................................................     6,000     99,360
    Guotai Junan International Holdings, Ltd.........................   414,000     69,513
#   Haitong International Securities Group, Ltd......................   364,349    105,643
    Hang Seng Bank, Ltd..............................................    63,700  1,329,106
    Hanison Construction Holdings, Ltd...............................    89,806     12,834
    Harbour Centre Development, Ltd..................................     9,000     14,556
    Henderson Land Development Co., Ltd..............................   100,740    503,154
    HKBN, Ltd........................................................   102,500    182,931
    HKR International, Ltd...........................................    83,600     34,738
    Hon Kwok Land Investment Co., Ltd................................    26,000     10,876
*   Hong Kong Finance Investment Holding Group, Ltd..................   190,000     20,360
    Hongkong Chinese, Ltd............................................    58,000      6,653

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
HONG KONG -- (Continued)
#   Honma Golf, Ltd..................................................    11,500 $ 10,338
    Hutchison Telecommunications Hong Kong Holdings, Ltd.............   148,000   26,772
    Hysan Development Co., Ltd.......................................    58,000  228,592
*   I-CABLE Communications, Ltd......................................    80,392      717
    IGG, Inc.........................................................   166,000  108,479
*   Imagi International Holdings, Ltd................................    56,000    9,144
    International Housewares Retail Co., Ltd.........................    42,000    9,797
    IT, Ltd..........................................................   120,000   32,102
    ITC Properties Group, Ltd........................................    47,000    8,805
    Jacobson Pharma Corp., Ltd.......................................    76,000   11,425
    Johnson Electric Holdings, Ltd...................................    70,500  128,740
    Karrie International Holdings, Ltd...............................    74,000   10,459
    Kerry Logistics Network, Ltd.....................................    79,000  126,048
    Kerry Properties, Ltd............................................   124,000  400,974
    Kingston Financial Group, Ltd....................................   232,000   35,155
    Kowloon Development Co., Ltd.....................................    53,000   66,773
    Lai Sun Development Co., Ltd.....................................    36,900   44,171
    Lai Sun Garment International, Ltd...............................     6,000    6,435
*   Landing International Development, Ltd...........................   244,800   27,743
    Landsea Green Group Co., Ltd.....................................    96,000   10,405
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................   100,000   28,310
#*  Leyou Technologies Holdings, Ltd.................................   130,000   43,019
    Li & Fung, Ltd................................................... 2,245,360  245,554
    Lifestyle International Holdings, Ltd............................    80,500   84,736
    Liu Chong Hing Investment, Ltd...................................    32,000   43,880
    L'Occitane International SA......................................    53,750  121,007
    Luk Fook Holdings International, Ltd.............................    83,000  220,457
    Lung Kee Bermuda Holdings........................................    18,000    5,966
    Man Wah Holdings, Ltd............................................   386,400  263,176
    Mason Group Holdings, Ltd........................................ 2,620,000   26,382
    Melco International Development, Ltd.............................   146,000  386,951
    Melco Resorts & Entertainment, Ltd., ADR.........................     1,858   40,021
#   MGM China Holdings, Ltd..........................................   154,400  244,490
*   Midland Holdings, Ltd............................................    13,026    2,023
    Miramar Hotel & Investment.......................................    17,000   33,311
    Modern Dental Group, Ltd.........................................    47,000   10,359
    MTR Corp., Ltd...................................................    34,358  197,001
    NagaCorp., Ltd...................................................   330,000  599,638
    Nameson Holdings, Ltd............................................    26,000    2,017
    New World Development Co., Ltd...................................   409,000  585,048
#*  NewOcean Energy Holdings, Ltd....................................   312,000   50,529
#   NOVA Group Holdings, Ltd.........................................   120,000   28,922
#   NWS Holdings, Ltd................................................   117,242  174,489
    OP Financial, Ltd................................................    80,000   16,221
    Oriental Watch Holdings..........................................    44,000   10,098
    Oshidori International Holdings, Ltd.............................   288,000   34,830
    Pacific Textiles Holdings, Ltd...................................   207,000  150,570
    Paliburg Holdings, Ltd...........................................    52,000   17,230
    PC Partner Group, Ltd............................................    30,000    9,495
    Pico Far East Holdings, Ltd......................................    98,000   33,425
    Playmates Holdings, Ltd..........................................    90,000   11,927
    Polytec Asset Holdings, Ltd......................................    98,300   12,156
    Power Assets Holdings, Ltd.......................................   102,000  727,886
    Prada SpA........................................................    81,500  280,186
#*  PT International Development Co., Ltd............................   390,000   20,896
    Public Financial Holdings, Ltd...................................    50,000   19,384
*   Realord Group Holdings, Ltd......................................    10,000    6,228
    Regina Miracle International Holdings, Ltd.......................    58,000   38,055

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
HONG KONG -- (Continued)
#   Sa Sa International Holdings, Ltd................................ 285,472 $    68,337
    Samsonite International SA....................................... 263,400     536,325
#   SEA Holdings, Ltd................................................  13,170      13,488
    Singamas Container Holdings, Ltd................................. 276,000      30,984
    Sino Land Co., Ltd............................................... 230,197     344,114
    Sitoy Group Holdings, Ltd........................................  91,000      14,702
    SmarTone Telecommunications Holdings, Ltd........................  47,500      41,226
    Soundwill Holdings, Ltd..........................................  11,500      14,143
    Stella International Holdings, Ltd...............................  47,500      79,575
*   Summit Ascent Holdings, Ltd......................................  60,000       9,321
    Sun Hung Kai & Co., Ltd.......................................... 140,000      60,515
    Sun Hung Kai Properties, Ltd.....................................  83,207   1,260,861
    SUNeVision Holdings, Ltd.........................................  92,000      68,152
    Swire Properties, Ltd............................................  36,200     113,851
    TAI Cheung Holdings, Ltd.........................................  16,000      12,851
    Tao Heung Holdings, Ltd..........................................  83,000      13,540
    Techtronic Industries Co., Ltd................................... 160,000   1,250,401
    Television Broadcasts, Ltd.......................................  47,000      77,525
    Texwinca Holdings, Ltd........................................... 150,000      34,033
    TK Group Holdings, Ltd...........................................  26,000      12,238
#*  TOM Group, Ltd................................................... 136,000      21,588
    Tradelink Electronic Commerce, Ltd...............................  62,000       9,096
    Transport International Holdings, Ltd............................  20,400      53,858
*   Trinity, Ltd.....................................................  12,000         367
    Union Medical Healthcare, Ltd....................................  32,000      23,651
    United Laboratories International Holdings, Ltd. (The)...........  94,000      53,968
*   Value Convergence Holdings, Ltd..................................  44,000       2,636
    Vitasoy International Holdings, Ltd.............................. 132,000     536,753
    VPower Group International Holdings, Ltd.........................  28,000       8,608
#   VSTECS Holdings, Ltd............................................. 160,400      81,741
    VTech Holdings, Ltd..............................................  15,500     135,901
    Wai Kee Holdings, Ltd............................................  18,000      10,963
    Wang On Group, Ltd............................................... 720,000       7,707
#*  We Solutions, Ltd................................................  84,000       5,082
    Wharf Holdings, Ltd. (The)....................................... 171,000     388,042
    Wharf Real Estate Investment Co., Ltd............................  73,000     429,366
    Wheelock & Co., Ltd..............................................  82,000     507,137
    Wynn Macau, Ltd..................................................  74,800     162,322
                                                                              -----------
TOTAL HONG KONG......................................................          27,722,405
                                                                              -----------
IRELAND -- (0.5%)
    AIB Group P.L.C..................................................  29,008      93,029
    Bank of Ireland Group P.L.C......................................  73,540     354,465
    C&C Group P.L.C..................................................  56,898     280,128
    Cairn Homes P.L.C................................................  92,850     120,159
*   Datalex P.L.C....................................................   3,175       2,433
    FBD Holdings P.L.C...............................................   4,987      49,309
    Flutter Entertainment P.L.C......................................  13,177   1,361,810
    Flutter Entertainment P.L.C......................................     284      29,307
    Glanbia P.L.C....................................................  32,995     367,984
    Kenmare Resources P.L.C..........................................       5          15
    Kerry Group P.L.C., Class A......................................   4,912     593,687
    Kingspan Group P.L.C.............................................  38,788   2,009,391
*   Permanent TSB Group Holdings P.L.C...............................   7,118       9,398
    Smurfit Kappa Group P.L.C........................................  65,884   2,200,362
                                                                              -----------
TOTAL IRELAND........................................................           7,471,477
                                                                              -----------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
ISRAEL -- (0.5%)
    Adgar Investment and Development, Ltd............................   5,179 $ 12,582
*   ADO Group, Ltd...................................................   2,164   61,069
*   AFI Properties, Ltd..............................................   1,744   62,203
*   Airport City, Ltd................................................   9,974  188,339
*   Albaad Massuot Yitzhak, Ltd......................................     659    4,513
*   Allot, Ltd.......................................................   1,587   12,323
    Alony Hetz Properties & Investments, Ltd.........................  15,090  217,846
    Alrov Properties and Lodgings, Ltd...............................     593   25,743
    Amot Investments, Ltd............................................  17,552  123,553
    Arad, Ltd........................................................   1,164   17,507
*   Arko Holdings, Ltd...............................................  28,181   11,738
    Ashtrom Group, Ltd...............................................   4,258   47,907
    Ashtrom Properties, Ltd..........................................   2,396   15,924
    AudioCodes, Ltd..................................................     711   15,002
*   Avgol Industries 1953, Ltd.......................................   9,272    8,415
*   Azorim-Investment Development & Construction Co., Ltd............   8,746   16,220
    Azrieli Group, Ltd...............................................   1,989  153,309
    Bank Leumi Le-Israel BM..........................................   2,982   21,722
    Bayside Land Corp................................................     130   87,242
    Bet Shemesh Engines Holdings 1997, Ltd...........................   1,039   42,557
    Bezeq The Israeli Telecommunication Corp., Ltd................... 147,007   96,997
    Big Shopping Centers, Ltd........................................     847   76,636
    Blue Square Real Estate, Ltd.....................................     648   33,043
*   Brack Capital Properties NV......................................     311   35,492
    Camtek, Ltd......................................................   2,629   28,309
    Carasso Motors, Ltd..............................................   2,900   13,457
*   Cellcom Israel, Ltd..............................................   7,235   18,478
*   Clal Insurance Enterprises Holdings, Ltd.........................   8,974  138,429
*   Compugen, Ltd....................................................   1,357    6,600
    Danel Adir Yeoshua, Ltd..........................................     219   16,006
    Delek Automotive Systems, Ltd....................................   4,240   16,484
    Delek Group, Ltd.................................................     934  116,686
    Delta-Galil Industries, Ltd......................................   2,033   51,528
    Dor Alon Energy in Israel 1988, Ltd..............................     733   14,938
    Duniec Brothers, Ltd.............................................     320   10,288
    Electra Consumer Products 1970, Ltd..............................   1,132   19,100
    Electra, Ltd.....................................................     260   92,032
*   Equital, Ltd.....................................................   3,285   95,204
*   Evogene, Ltd.....................................................   1,229    1,906
*   First International Bank Of Israel, Ltd..........................   5,867  161,069
    FMS Enterprises Migun, Ltd.......................................     305   11,294
    Formula Systems 1985, Ltd........................................   1,327   88,411
    Fox Wizel, Ltd...................................................   1,518   58,741
    Gilat Satellite Networks, Ltd....................................   2,508   20,347
    Hadera Paper, Ltd................................................     162    7,791
*   Hamlet Israel-Canada, Ltd........................................     723   14,102
    Harel Insurance Investments & Financial Services, Ltd............  26,509  212,003
    Hilan, Ltd.......................................................   1,584   70,051
    IDI Insurance Co., Ltd...........................................   1,058   37,807
    IES Holdings, Ltd................................................     199   14,460
*   Industrial Buildings Corp., Ltd..................................  10,136   22,494
    Inrom Construction Industries, Ltd...............................   7,054   26,527
    Israel Canada T.R, Ltd...........................................   6,172   11,549
    Israel Chemicals, Ltd............................................  56,350  250,479
    Israel Land Development--Urban Renewal, Ltd......................   1,084   11,283
    Isras Investment Co., Ltd........................................     134   29,392
*   Kamada Ltd.......................................................   1,000    5,160
*   Kamada, Ltd......................................................   2,586   13,525
    Kerur Holdings, Ltd..............................................   1,061   29,204

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ISRAEL -- (Continued)
    Klil Industries, Ltd.............................................     140 $   11,753
    Magic Software Enterprises, Ltd..................................   1,400     13,020
    Magic Software Enterprises, Ltd..................................   1,688     15,982
    Malam--Team, Ltd.................................................     132     22,285
    Matrix IT, Ltd...................................................   6,777    124,557
    Maytronics, Ltd..................................................   7,886     69,182
    Mediterranean Towers, Ltd........................................   7,618     21,795
    Mega Or Holdings, Ltd............................................   1,064     25,292
*   Mehadrin, Ltd....................................................     180      6,958
    Meitav Dash Investments, Ltd.....................................   4,702     19,093
    Melisron, Ltd....................................................   2,903    176,022
    Menora Mivtachim Holdings, Ltd...................................   5,649     90,603
    Migdal Insurance & Financial Holding, Ltd........................  80,579     83,640
    Mivtach Shamir Holdings, Ltd.....................................   1,141     22,317
    Municipal Bank, Ltd..............................................     101     21,700
*   Nawi Brothers, Ltd...............................................   5,461     34,733
    Neto ME Holdings, Ltd............................................     281     23,951
*   Nice, Ltd........................................................   1,948    307,278
#*  Nice, Ltd., Sponsored ADR........................................   3,991    629,740
*   Nova Measuring Instruments, Ltd..................................   3,931    131,968
    Novolog, Ltd.....................................................  17,322      8,116
    NR Spuntech Industries, Ltd......................................   3,315      5,744
    Oil Refineries, Ltd.............................................. 459,051    235,688
    One Software Technologies, Ltd...................................     392     27,577
*   Partner Communications Co., Ltd..................................   5,874     26,478
    Paz Oil Co., Ltd.................................................   1,233    189,065
*   Perion Network, Ltd..............................................   2,532     13,546
    Phoenix Holdings, Ltd. (The).....................................  33,515    204,435
    Plasson Industries, Ltd..........................................     227     10,587
    Priortech, Ltd...................................................   1,051     10,300
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............   1,444     80,719
*   Redhill Biopharma, Ltd., Sponsored ADR...........................   1,500     10,110
    Scope Metals Group, Ltd..........................................     502     12,200
    Shalag Industries, Ltd...........................................   2,338      7,266
    Shapir Engineering and Industry, Ltd.............................  16,481     81,697
    Shikun & Binui, Ltd..............................................  24,323     96,522
    Shufersal, Ltd...................................................  23,523    159,064
    Summit Real Estate Holdings, Ltd.................................   5,845     74,716
    Tadiran Holdings, Ltd............................................     336     11,773
    Telsys...........................................................   1,027     20,829
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR..............   7,711     62,845
*   Union Bank of Israel.............................................   2,519     12,229
    Victory Supermarket Chain, Ltd...................................   1,065     14,525
    YH Dimri Construction & Development, Ltd.........................   1,046     28,475
                                                                              ----------
TOTAL ISRAEL.........................................................          6,379,391
                                                                              ----------
ITALY -- (2.5%)
    ACEA SpA.........................................................  14,515    288,876
*   Aeffe SpA........................................................   3,089      5,277
#   Amplifon SpA.....................................................  27,527    692,258
    Anima Holding SpA................................................  33,531    145,560
    Aquafil SpA......................................................   1,840     14,373
*   Arnoldo Mondadori Editore SpA....................................  29,229     65,240
    Ascopiave SpA....................................................  12,034     50,048
    Assicurazioni Generali SpA....................................... 124,682  2,528,237
    Atlantia SpA.....................................................  29,824    736,829
    Autogrill SpA....................................................  12,927    127,806
    Autostrade Meridionali SpA.......................................     304     10,214
    Avio SpA.........................................................   1,274     17,401

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ITALY -- (Continued)
    Azimut Holding SpA...............................................  21,228 $  436,525
    Banca Farmafactoring SpA.........................................  27,804    168,492
    Banca Generali SpA...............................................  10,003    326,562
    Banca IFIS SpA...................................................   3,287     55,765
    Banca Mediolanum SpA.............................................  13,443    115,271
#*  Banca Monte dei Paschi di Siena SpA..............................     519        836
    Banca Popolare di Sondrio SCPA...................................  63,681    127,356
    Banca Sistema SpA................................................   7,802     14,028
#*  Banco BPM SpA.................................................... 325,197    740,266
    Banco di Desio e della Brianza SpA...............................   2,917      6,609
    BasicNet SpA.....................................................   3,053     16,402
    BE...............................................................   8,991     10,873
#*  BF SpA...........................................................   4,090     14,648
#   Biesse SpA.......................................................   1,260     15,782
#   BPER Banca.......................................................  93,451    418,080
    Brunello Cucinelli SpA...........................................   5,543    173,738
    Cairo Communication SpA..........................................  17,605     45,284
    Carel Industries SpA.............................................     819     13,150
    Carraro SpA......................................................   4,563      9,493
    Cerved Group SpA.................................................  33,263    323,732
    CIR-Compagnie Industriali Riunite SpA............................  71,470     73,627
#   CNH Industrial NV................................................ 117,575  1,280,115
    Credito Emiliano SpA.............................................  18,908    109,358
    Danieli & C Officine Meccaniche SpA..............................   1,806     31,206
    Datalogic SpA....................................................     887     13,732
    Davide Campari-Milano SpA........................................  45,226    414,826
    De' Longhi SpA...................................................   5,473    100,812
    DeA Capital SpA..................................................  12,208     18,617
    DiaSorin SpA.....................................................   4,829    544,474
    doValue SpA......................................................   2,742     32,430
    El.En. SpA.......................................................     536     15,205
    Emak SpA.........................................................   7,007      6,633
    Enav SpA.........................................................  22,195    129,253
    Esprinet SpA.....................................................  10,115     42,020
    Falck Renewables SpA.............................................  34,844    155,306
    Ferrari NV.......................................................   7,197  1,152,745
#   Ferrari NV.......................................................   3,170    507,580
    Fiat Chrysler Automobiles NV, (BRJ2W98).......................... 155,070  2,375,672
    Fiat Chrysler Automobiles NV, (BRJFWP3).......................... 111,776  1,734,625
    Fiera Milano SpA.................................................   4,854     23,735
#   Fila SpA.........................................................     870     14,947
#*  Fincantieri SpA..................................................  63,031     66,513
#   FinecoBank Banca Fineco SpA......................................  65,743    741,143
    FNM SpA..........................................................  43,781     28,743
*   GEDI Gruppo Editoriale SpA.......................................  14,144      4,444
    Geox SpA.........................................................  18,566     25,881
    Gruppo MutuiOnline SpA...........................................   5,219    103,627
    Hera SpA......................................................... 198,596    850,727
    Illimity Bank SpA................................................   8,129     79,090
#   IMA Industria Macchine Automatiche SpA...........................   3,980    270,992
*   IMMSI SpA........................................................  35,948     22,705
*   Intek Group SpA..................................................   9,436      3,051
    Interpump Group SpA..............................................  13,940    382,141
    Intesa Sanpaolo SpA.............................................. 813,832  2,039,320
    Iren SpA.........................................................  58,641    182,049
    Italgas SpA...................................................... 100,034    643,989
    Italmobiliare SpA................................................   1,641     43,899
#*  Juventus Football Club SpA.......................................  57,536     90,221
    La Doria SpA.....................................................   1,145     11,286

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ITALY -- (Continued)
    Leonardo SpA.....................................................    67,936 $   789,254
#   Maire Tecnimont SpA..............................................    22,476      58,894
    MARR SpA.........................................................     8,958     188,258
    Massimo Zanetti Beverage Group SpA...............................     3,293      21,074
#*  Mediaset SpA.....................................................   106,584     318,767
    Mediobanca Banca di Credito Finanziario SpA......................   143,070   1,701,292
    Moncler SpA......................................................    54,346   2,097,144
    Openjobmetis SpA agenzia per il lavoro...........................     1,095       9,098
#*  OVS SpA..........................................................    26,998      53,873
    Piaggio & C SpA..................................................    38,388     120,809
#   Prima Industrie SpA..............................................       680      10,038
#   Prysmian SpA.....................................................    15,837     366,346
    RAI Way SpA......................................................     6,938      42,789
    Recordati SpA....................................................    17,906     752,483
#   Reno de Medici SpA...............................................    17,508      14,564
    Reply SpA........................................................     3,487     227,235
    Retelit SpA......................................................    14,510      27,133
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................    13,608      13,978
    Sabaf SpA........................................................       883      11,815
    SAES Getters SpA.................................................       341       9,621
*   Safilo Group SpA.................................................     6,117       6,524
#*  Saipem SpA.......................................................   142,806     648,205
#*  Salini Impregilo SpA.............................................    12,528      25,507
    Salvatore Ferragamo SpA..........................................    19,102     357,264
    Saras SpA........................................................    41,476      79,651
    Sesa SpA.........................................................       840      37,388
    Snam SpA.........................................................   153,738     789,276
    Societa Cattolica di Assicurazioni SC............................    56,189     490,149
    Societa Iniziative Autostradali e Servizi SpA....................     4,690      81,103
    SOL SpA..........................................................     1,421      16,638
    Tamburi Investment Partners SpA..................................     9,445      67,564
    Technogym SpA....................................................    14,594     161,011
*   Telecom Italia SpA............................................... 1,921,018   1,124,360
*   Telecom Italia SpA, Sponsored ADR................................     6,420      37,108
    Terna Rete Elettrica Nazionale SpA...............................    73,927     488,613
*   Tinexta S.p.A....................................................     1,761      25,909
*   TREVI--Finanziaria Industriale SpA...............................    22,039       6,167
    Unieuro SpA......................................................     1,671      24,203
#   Unione di Banche Italiane SpA....................................   182,498     555,938
    Unipol Gruppo SpA................................................   110,794     618,346
    UnipolSai Assicurazioni SpA......................................    93,184     260,073
                                                                                -----------
TOTAL ITALY..........................................................            34,817,212
                                                                                -----------
JAPAN -- (23.7%)
    77 Bank, Ltd. (The)..............................................     6,400     100,827
    A&D Co., Ltd.....................................................     4,200      32,457
    ABC-Mart, Inc....................................................     3,100     212,553
    Abist Co., Ltd...................................................       500      12,278
    Achilles Corp....................................................     4,400      71,485
    Acom Co., Ltd....................................................    34,500     138,609
    Adastria Co., Ltd................................................     6,300     154,948
    ADEKA Corp.......................................................    18,400     263,323
    Ad-sol Nissin Corp...............................................       900      19,987
    Advan Co., Ltd...................................................     3,300      37,210
    Advantest Corp...................................................    20,800     946,576
#   Adventure, Inc...................................................       300       7,673
    Adways, Inc......................................................     4,000      11,191
    Aeon Co., Ltd....................................................    45,799     921,492
    Aeon Delight Co., Ltd............................................     3,900     135,819

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Aeon Fantasy Co., Ltd............................................    900 $ 24,507
    AEON Financial Service Co., Ltd.................................. 23,900  364,245
    Aeon Hokkaido Corp...............................................  3,500   25,665
#   Aeria, Inc.......................................................  1,500   14,051
    Ahresty Corp.....................................................  1,800    9,141
    Ai Holdings Corp.................................................  4,400   79,744
    Aica Kogyo Co., Ltd..............................................  4,400  139,733
    Aichi Bank, Ltd. (The)...........................................  1,200   42,150
    Aichi Corp.......................................................  7,600   48,557
    Aichi Steel Corp.................................................  2,800   91,128
    Aichi Tokei Denki Co., Ltd.......................................    300   11,368
    Aida Engineering, Ltd............................................ 13,800  117,466
*   Aiful Corp....................................................... 64,900  151,110
    Ain Holdings, Inc................................................  5,600  320,427
    Aiphone Co., Ltd.................................................  1,300   22,441
    Air Water, Inc................................................... 40,700  761,944
    Airport Facilities Co., Ltd......................................  2,400   12,334
    Aisan Industry Co., Ltd..........................................  3,900   32,244
    Aisin Seiki Co., Ltd............................................. 16,800  670,485
#   Aizawa Securities Co., Ltd.......................................  5,900   40,533
    Ajis Co., Ltd....................................................    400   11,117
#   Akatsuki, Inc....................................................    800   44,583
#*  Akebono Brake Industry Co., Ltd.................................. 17,600   33,593
    Akita Bank, Ltd. (The)...........................................  2,300   46,929
    Albis Co., Ltd...................................................  1,500   31,191
    Alconix Corp.....................................................  2,300   29,063
    Alfresa Holdings Corp............................................ 17,400  388,522
    Alinco, Inc......................................................  1,000   11,273
    Alleanza Holdings Co., Ltd.......................................  1,400   10,573
    Alpen Co., Ltd...................................................  4,000   63,588
    Alpha Corp.......................................................    800    9,639
    Alpha Systems, Inc...............................................    500   12,935
    Alps Alpine Co., Ltd............................................. 33,016  707,817
    Alps Logistics Co., Ltd..........................................  1,600   11,108
    Altech Corp......................................................  3,800   56,891
    Amada Holdings Co., Ltd.......................................... 30,200  343,921
    Amano Corp.......................................................  5,200  153,747
    Amiyaki Tei Co., Ltd.............................................    400   12,698
    Amuse, Inc.......................................................  1,500   39,929
    Anest Iwata Corp.................................................  4,500   42,780
    Anicom Holdings, Inc.............................................    800   29,410
#   Anritsu Corp..................................................... 15,800  301,310
#   AOI TYO Holdings, Inc............................................  4,600   27,369
    AOKI Holdings, Inc...............................................  4,500   45,783
    Aomori Bank, Ltd. (The)..........................................  2,400   64,189
    Aoyama Trading Co., Ltd..........................................  7,600  133,719
    Aozora Bank, Ltd................................................. 11,000  282,242
#   Apaman Co., Ltd..................................................  1,700   14,245
    Arakawa Chemical Industries, Ltd.................................  1,600   23,440
    Arata Corp.......................................................  3,000  112,468
    Arcland Sakamoto Co., Ltd........................................  6,200   73,137
    Arcland Service Holdings Co., Ltd................................  2,000   35,540
    Arcs Co., Ltd....................................................  7,423  148,956
    Arealink Co., Ltd................................................  1,200   12,958
    Argo Graphics, Inc...............................................  1,600   44,223
    Ariake Japan Co., Ltd............................................  1,000   77,628
    Arisawa Manufacturing Co., Ltd...................................  4,400   43,900
    Artnature, Inc...................................................  4,700   31,220
    As One Corp......................................................    600   50,171

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Asahi Broadcasting Group Holdings Corp...........................   2,300 $   15,776
    Asahi Co., Ltd...................................................   2,300     25,509
    Asahi Diamond Industrial Co., Ltd................................  11,400     70,922
    Asahi Group Holdings, Ltd........................................  28,900  1,447,238
    Asahi Holdings, Inc..............................................  14,900    346,877
    Asahi Intecc Co., Ltd............................................  20,100    553,059
    Asahi Kasei Corp................................................. 114,900  1,275,544
    Asahi Kogyosha Co., Ltd..........................................     400     12,111
    Asahi Net, Inc...................................................   2,100     13,001
    Asahi Yukizai Corp...............................................   1,900     26,807
    Asante, Inc......................................................     900     17,383
    Asanuma Corp.....................................................     900     33,859
    Ashimori Industry Co., Ltd.......................................     800     11,030
    Asia Pile Holdings Corp..........................................   3,100     16,759
    Asics Corp.......................................................  23,700    406,889
    ASKA Pharmaceutical Co., Ltd.....................................   3,100     36,477
    ASKUL Corp.......................................................   2,800     76,914
    Astellas Pharma, Inc............................................. 120,300  2,064,671
    Asukanet Co., Ltd................................................     700      9,018
    Ateam, Inc.......................................................   2,000     19,531
#   Atom Corp........................................................   6,900     63,672
*   Atrae, Inc.......................................................   1,200     35,350
    Atsugi Co., Ltd..................................................   1,800     13,652
    Aucnet, Inc......................................................     600      8,241
    Autobacs Seven Co., Ltd..........................................  11,400    188,193
    Avant Corp.......................................................     600     13,133
    Avex, Inc........................................................   7,100     86,378
    Awa Bank, Ltd. (The).............................................   4,000     95,258
    Axial Retailing, Inc.............................................   3,800    146,907
    Azbil Corp.......................................................  11,400    317,230
    Bandai Namco Holdings, Inc.......................................  25,100  1,543,378
    Bando Chemical Industries, Ltd...................................   3,500     29,708
    Bank of Iwate, Ltd. (The)........................................   2,300     59,949
    Bank of Kochi, Ltd. (The)........................................   2,500     19,158
    Bank of Kyoto, Ltd. (The)........................................   4,500    178,112
    Bank of Nagoya, Ltd. (The).......................................   1,900     56,100
    Bank of Okinawa, Ltd. (The)......................................   2,780     94,929
    Bank of Saga, Ltd. (The).........................................   2,600     38,645
    Bank of the Ryukyus, Ltd.........................................   6,200     67,443
#   Bank of Toyama, Ltd. (The).......................................     600     14,750
#   Baroque Japan, Ltd...............................................   1,300     11,225
    BayCurrent Consulting, Inc.......................................   3,000    151,247
    Belc Co., Ltd....................................................   2,000     96,193
    Bell System24 Holdings, Inc......................................   7,900    129,036
    Belluna Co., Ltd.................................................  12,500     81,719
    Benefit One, Inc.................................................  13,000    263,152
    Benesse Holdings, Inc............................................   6,700    179,357
#*  Bengo4.com, Inc..................................................     800     37,041
    Bic Camera, Inc..................................................  21,900    239,106
    Biofermin Pharmaceutical Co., Ltd................................     500     10,419
    BML, Inc.........................................................   2,900     85,068
    BP Castrol K.K...................................................   1,200     16,613
#   Br Holdings Corp.................................................   2,900     13,331
#*  BrainPad, Inc....................................................     600     31,508
    Broadleaf Co., Ltd...............................................  19,500    109,557
#   BRONCO BILLY Co., Ltd............................................   1,000     25,006
    Brother Industries, Ltd..........................................  41,000    770,555
    Bunka Shutter Co., Ltd...........................................  17,500    151,900
    C Uyemura & Co., Ltd.............................................     400     24,759

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    CAC Holdings Corp................................................  1,300 $   16,590
    Can Do Co., Ltd..................................................  1,000     14,781
    Canon Electronics, Inc...........................................  2,500     46,804
    Canon Marketing Japan, Inc....................................... 12,200    258,124
#   Canon, Inc., Sponsored ADR....................................... 14,250    386,175
    Canon, Inc....................................................... 19,500    535,074
    Capcom Co., Ltd.................................................. 15,700    370,577
    Career Design Center Co., Ltd....................................    800     10,543
*   CareerIndex, Inc.................................................    800      3,408
    Carlit Holdings Co., Ltd.........................................  1,500      8,695
    Casio Computer Co., Ltd.......................................... 25,600    415,579
    Cawachi, Ltd.....................................................  3,600     73,440
    Central Automotive Products, Ltd.................................  1,000     19,571
    Central Japan Railway Co.........................................  4,355    893,359
#   Central Security Patrols Co., Ltd................................  1,200     70,341
    Central Sports Co., Ltd..........................................  1,100     33,232
#   Ceres, Inc.......................................................    600      6,963
    Charm Care Corp. KK..............................................  1,100     22,313
    Chiba Bank, Ltd. (The)........................................... 24,300    132,079
    Chiba Kogyo Bank, Ltd. (The).....................................  8,900     26,010
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........  2,200     28,857
    CHIMNEY Co., Ltd.................................................    600     13,411
    Chino Corp.......................................................    800     10,636
    Chiyoda Co., Ltd.................................................  2,700     40,011
    Chiyoda Integre Co., Ltd.........................................  1,700     38,105
    Chofu Seisakusho Co., Ltd........................................  4,800    111,116
    Chori Co., Ltd...................................................    700     12,261
    Chubu Shiryo Co., Ltd............................................  2,900     33,845
    Chudenko Corp....................................................  6,100    140,625
    Chugai Pharmaceutical Co., Ltd................................... 12,700  1,068,778
#   Chugai Ro Co., Ltd...............................................  1,100     17,039
    Chugoku Bank, Ltd. (The)......................................... 12,400    121,171
    Chugoku Marine Paints, Ltd....................................... 16,500    159,528
    Chukyo Bank, Ltd. (The)..........................................  1,900     38,528
    Chuo Spring Co., Ltd.............................................    500     13,521
    CI Takiron Corp.................................................. 13,000     78,302
    Citizen Watch Co., Ltd........................................... 28,800    153,117
    CKD Corp......................................................... 11,200    157,237
    Cleanup Corp.....................................................  5,200     27,844
    CMIC Holdings Co., Ltd...........................................  2,500     41,882
    Coca-Cola Bottlers Japan Holdings, Inc...........................  9,700    220,229
    cocokara fine, Inc...............................................  3,500    192,985
#   Coco's Japan Co., Ltd............................................    700      8,749
    Colowide Co., Ltd................................................  5,900    114,404
    Computer Engineering & Consulting, Ltd...........................  5,100     92,603
    COMSYS Holdings Corp............................................. 13,121    387,085
    Comture Corp.....................................................  2,600     49,421
    Concordia Financial Group, Ltd................................... 47,832    195,056
    CONEXIO Corp.....................................................  6,100     84,357
    Corona Corp......................................................  3,100     33,228
    Cosel Co., Ltd...................................................  4,200     46,091
    Cosmos Pharmaceutical Corp.......................................  2,000    413,022
#   Cota Co., Ltd....................................................  1,210     14,958
    CRE, Inc.........................................................  1,900     18,155
    Create Medic Co., Ltd............................................  1,600     15,611
    Create Restaurants Holdings, Inc.................................  4,800     82,426
    Create SD Holdings Co., Ltd......................................  5,100    126,359
    Creek & River Co., Ltd...........................................  1,500     15,841
    Cresco, Ltd......................................................    800     25,446

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    CTI Engineering Co., Ltd.........................................  1,100 $   18,518
    CTS Co., Ltd.....................................................  3,200     23,205
    CyberAgent, Inc.................................................. 12,400    403,019
    Cybozu, Inc......................................................  1,800     18,448
    Dai Nippon Printing Co., Ltd..................................... 11,200    299,135
#   Dai Nippon Toryo Co., Ltd........................................  1,400     14,183
    Daibiru Corp.....................................................  7,600     84,383
    Daicel Corp...................................................... 45,700    408,532
    Dai-Dan Co., Ltd.................................................  4,600    106,560
    Daido Kogyo Co., Ltd.............................................  1,000      8,109
    Daido Metal Co., Ltd.............................................  4,500     28,546
    Daido Steel Co., Ltd.............................................  6,900    301,102
    Daidoh, Ltd......................................................  5,000     13,140
    Daifuku Co., Ltd................................................. 13,400    711,027
    Daihatsu Diesel Manufacturing Co., Ltd...........................  2,400     13,644
    Daihen Corp......................................................  5,000    156,700
    Daiho Corp.......................................................  3,300     93,234
    Daiichi Jitsugyo Co., Ltd........................................  1,600     51,646
    Daiichi Kensetsu Corp............................................    700     11,116
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................    900      7,037
    Dai-ichi Life Holdings, Inc...................................... 61,800  1,007,303
    Daiichi Sankyo Co., Ltd.......................................... 14,200    933,704
#   Dai-ichi Seiko Co., Ltd..........................................  1,300     32,244
    Daiken Corp......................................................  2,400     43,222
    Daiken Medical Co., Ltd..........................................  1,900      9,337
    Daiki Aluminium Industry Co., Ltd................................  2,000     13,360
    Daikin Industries, Ltd........................................... 14,400  2,015,418
    Daikoku Denki Co., Ltd...........................................    800     11,331
    Daikokutenbussan Co., Ltd........................................  1,300     40,559
    Dainichi Co., Ltd................................................  1,500      9,572
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........  3,800    114,356
    Daiseki Co., Ltd.................................................  2,600     75,528
    Daishi Hokuetsu Financial Group, Inc.............................  3,200     81,095
    Daisue Construction Co., Ltd.....................................    900      8,134
    Daito Bank, Ltd. (The)...........................................  2,000     11,026
    Daito Pharmaceutical Co., Ltd....................................  2,100     63,237
    Daito Trust Construction Co., Ltd................................ 12,800  1,696,262
    Daitron Co., Ltd.................................................  1,100     14,887
    Daiwa House Industry Co., Ltd.................................... 71,800  2,471,721
    Daiwa Industries, Ltd............................................  6,200     69,553
    Daiwa Securities Group, Inc...................................... 71,900    323,176
    Daiwabo Holdings Co., Ltd........................................  4,700    205,372
#   DCM Holdings Co., Ltd............................................ 21,800    215,802
    DD Holdings Co., Ltd.............................................  1,400     20,733
#   Dear Life Co., Ltd...............................................  4,200     20,052
    DeNA Co., Ltd.................................................... 12,500    213,072
    Denka Co., Ltd...................................................  6,200    178,924
    Denki Kogyo Co., Ltd.............................................  1,700     52,250
    Densan System Co., Ltd...........................................    800     21,845
    Denso Corp....................................................... 17,900    831,096
    Dentsu, Inc...................................................... 27,300    975,968
    Denyo Co., Ltd...................................................  4,000     70,176
    Descente, Ltd....................................................  2,800     35,890
    Dexerials Corp...................................................  8,600     75,916
    DIC Corp......................................................... 29,800    853,624
    Digital Arts, Inc................................................  1,800    105,692
    Digital Garage, Inc..............................................  4,500    147,306
    Digital Hearts Holdings Co., Ltd.................................  1,700     14,066
    Dip Corp.........................................................  5,500    149,294

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Disco Corp.......................................................  2,200 $  480,122
    DKS Co., Ltd.....................................................  1,600     51,936
    DMG Mori Co., Ltd................................................ 29,100    471,134
    Doshisha Co., Ltd................................................  4,700     74,482
    Doutor Nichires Holdings Co., Ltd................................  2,700     54,066
    Dowa Holdings Co., Ltd........................................... 11,100    383,218
    DTS Corp.........................................................  6,100    129,188
    Duskin Co., Ltd..................................................  4,500    119,573
    Dvx, Inc.........................................................  1,300     11,496
    DyDo Group Holdings, Inc.........................................  2,200     91,713
    Eagle Industry Co., Ltd..........................................  6,100     61,260
    East Japan Railway Co............................................  9,100    826,107
    Ebara Corp....................................................... 19,700    582,850
    Ebara Foods Industry, Inc........................................  1,300     26,053
    Ebara Jitsugyo Co., Ltd..........................................  1,000     19,938
#   Eco's Co., Ltd...................................................  1,900     28,905
#   EDION Corp....................................................... 16,400    162,985
    eGuarantee, Inc..................................................  4,700     65,886
#*  E-Guardian, Inc..................................................  1,100     17,459
    Ehime Bank, Ltd. (The)...........................................  4,399     46,499
    Eidai Co., Ltd...................................................  3,400     11,064
    Eiken Chemical Co., Ltd..........................................  3,000     48,412
    Eisai Co., Ltd...................................................  9,400    680,457
    Eizo Corp........................................................  3,100    115,293
    Elan Corp........................................................  1,800     28,541
    Elecom Co., Ltd..................................................  3,700    143,675
    Elematec Corp....................................................  4,800     46,173
    EM Systems Co., Ltd..............................................  2,000     37,856
*   Enigmo, Inc......................................................  2,200     19,380
    en-japan, Inc....................................................  9,700    410,560
    Entrust, Inc.....................................................  2,900     19,914
    EPS Holdings, Inc................................................  3,300     40,239
    eRex Co., Ltd....................................................  5,700     77,560
    ES-Con Japan, Ltd................................................  4,900     39,856
    Escrow Agent Japan, Inc..........................................  4,000      8,471
    Eslead Corp......................................................    800     15,001
    ESPEC Corp.......................................................  1,000     18,056
    Excel Co., Ltd...................................................  1,300     15,037
    Exedy Corp.......................................................  5,800    136,617
    Ezaki Glico Co., Ltd.............................................  2,000     92,807
    F@N Communications, Inc..........................................  7,300     35,247
#   Faith, Inc.......................................................    700      5,041
    FALCO HOLDINGS Co., Ltd..........................................  2,000     31,238
    Fancl Corp....................................................... 21,400    604,743
    FANUC Corp.......................................................  7,900  1,558,269
    Fast Retailing Co., Ltd..........................................  5,100  3,145,128
    FCC Co., Ltd.....................................................  8,600    177,937
*   FDK Corp.........................................................    900      6,576
    Feed One Co., Ltd................................................  9,400     14,719
    Ferrotec Holdings Corp...........................................  6,000     59,508
*   FFRI, Inc........................................................    400     10,427
    FIDEA Holdings Co., Ltd.......................................... 35,900     43,329
    Fields Corp......................................................  3,500     17,539
#   Financial Products Group Co., Ltd................................  7,200     72,972
    FINDEX, Inc......................................................  1,900     17,783
    First Bank of Toyama, Ltd. (The).................................  8,100     25,013
    First Brothers Co., Ltd..........................................    900     10,122
    First Juken Co., Ltd.............................................  1,300     16,084
#   Fixstars Corp....................................................  2,500     37,463

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    FJ Next Co., Ltd.................................................  1,400 $   14,547
    Foster Electric Co., Ltd.........................................  6,000    107,270
    FP Corp..........................................................  4,400    273,187
    France Bed Holdings Co., Ltd.....................................  3,800     35,570
#   Freebit Co., Ltd.................................................  1,600     12,833
    Freund Corp......................................................    800      5,556
    F-Tech, Inc......................................................  1,700     12,054
    Fudo Tetra Corp..................................................  3,400     47,631
    Fuji Co., Ltd....................................................  2,700     48,580
    Fuji Corp........................................................ 12,300    204,245
    Fuji Corp........................................................    400      8,161
    Fuji Corp., Ltd..................................................  4,500     29,776
    Fuji Electric Co., Ltd........................................... 17,400    553,000
    Fuji Media Holdings, Inc.........................................  7,400     99,993
    Fuji Oil Co., Ltd................................................  3,700      8,767
    Fuji Pharma Co., Ltd.............................................  1,500     19,800
    Fuji Seal International, Inc..................................... 11,700    290,625
    Fuji Soft, Inc...................................................    400     17,424
    Fujicco Co., Ltd.................................................    700     12,749
    FUJIFILM Holdings Corp...........................................  6,400    280,974
    Fujikura Composites, Inc.........................................  5,200     21,369
    Fujikura Kasei Co., Ltd..........................................  2,500     13,016
    Fujikura, Ltd.................................................... 55,000    255,204
    Fujimori Kogyo Co., Ltd..........................................  3,500    123,746
    Fujio Food System Co., Ltd.......................................  1,200     34,344
    Fujisash Co., Ltd................................................ 25,100     19,846
    Fujitec Co., Ltd................................................. 13,200    192,025
    Fujitsu Frontech, Ltd............................................  1,400     12,394
    Fujitsu General, Ltd.............................................  5,500     99,279
    Fujitsu, Ltd..................................................... 21,800  1,932,113
    Fujiya Co., Ltd..................................................    500      9,698
    FuKoKu Co., Ltd..................................................  2,000     13,417
    Fukuda Corp......................................................  1,300     56,133
    Fukuda Denshi Co., Ltd...........................................  1,300     83,933
    Fukui Bank, Ltd. (The)...........................................  4,700     66,803
    Fukui Computer Holdings, Inc.....................................  1,200     32,077
    Fukuoka Financial Group, Inc..................................... 14,632    282,066
    Fukushima Bank, Ltd. (The).......................................  3,300      6,836
    Fukushima Industries Corp........................................  2,300     72,159
    Fukuyama Transporting Co., Ltd...................................  3,500    125,543
    FULLCAST Holdings Co., Ltd.......................................  5,900    122,861
*   Funai Electric Co., Ltd..........................................  2,200     12,127
    Funai Soken Holdings, Inc........................................  5,850    140,949
    Furukawa Battery Co., Ltd. (The).................................  2,000     12,370
    Furukawa Co., Ltd................................................  6,600     94,546
    Furukawa Electric Co., Ltd....................................... 10,200    285,104
    Furuno Electric Co., Ltd.........................................  3,500     36,177
    Furusato Industries, Ltd.........................................    900     13,699
    Furyu Corp.......................................................  1,100      9,924
    Fuso Chemical Co., Ltd...........................................  4,600    118,726
    Fuso Pharmaceutical Industries, Ltd..............................  1,300     26,437
    Futaba Corp......................................................  4,600     59,167
    Futaba Industrial Co., Ltd....................................... 12,600     89,085
    Future Corp......................................................  3,000     48,968
    Fuyo General Lease Co., Ltd......................................  6,600    430,179
    G-7 Holdings, Inc................................................  1,800     63,150
    Gakkyusha Co., Ltd...............................................  1,200     14,182
    GCA Corp.........................................................  2,100     16,793
    Gecoss Corp......................................................  3,400     29,666

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Genki Sushi Co., Ltd.............................................    900 $   23,096
    Genky DrugStores Co., Ltd........................................  1,800     40,285
    Geo Holdings Corp................................................  6,700     83,496
    Giken, Ltd.......................................................  2,400     89,173
    GL Sciences, Inc.................................................  1,000     13,689
    GLOBERIDE, Inc...................................................  1,800     45,934
    Glory, Ltd....................................................... 12,100    356,255
#   GMO Cloud K.K....................................................    700     17,443
    GMO Financial Holdings, Inc......................................  6,600     36,368
    GMO internet, Inc................................................ 15,300    257,114
#   GMO Payment Gateway, Inc.........................................  5,300    390,605
    Goldcrest Co., Ltd...............................................  4,500     92,956
    Goldwin, Inc.....................................................  4,300    329,251
    Gree, Inc........................................................ 11,700     55,552
    Greens Co., Ltd..................................................  1,400     17,376
    GS Yuasa Corp.................................................... 12,800    233,347
    G-Tekt Corp......................................................  4,600     79,305
    Gun-Ei Chemical Industry Co., Ltd................................    100      2,335
    GungHo Online Entertainment, Inc................................. 10,710    231,961
    Gunma Bank, Ltd. (The)........................................... 26,300     88,503
#*  Gunosy, Inc......................................................  2,100     34,449
    Gurunavi, Inc....................................................  7,600     66,791
    H2O Retailing Corp............................................... 18,560    210,499
    HABA Laboratories, Inc...........................................    700     50,562
    Hachijuni Bank, Ltd. (The)....................................... 31,400    135,072
#   Hagihara Industries, Inc.........................................  1,800     27,045
    Hagiwara Electric Holdings Co., Ltd..............................    900     24,102
    Hakuhodo DY Holdings, Inc........................................ 37,800    564,078
    Hakuto Co., Ltd..................................................  2,000     23,896
    Halows Co., Ltd..................................................  1,900     46,579
    Hamakyorex Co., Ltd..............................................  2,100     71,653
    Hamamatsu Photonics KK...........................................  3,500    135,902
    Hankyu Hanshin Holdings, Inc..................................... 10,100    404,172
    Hanwa Co., Ltd................................................... 10,800    314,642
    Happinet Corp....................................................  2,700     34,065
    Hard Off Corp. Co., Ltd..........................................  1,800     13,093
    Harima Chemicals Group, Inc......................................  1,100     12,265
#   Harmonic Drive Systems, Inc......................................  5,300    245,797
#   Haruyama Holdings, Inc...........................................  1,400     10,713
    Haseko Corp...................................................... 83,500  1,077,515
    Hazama Ando Corp................................................. 37,500    290,554
    Heiwa Corp.......................................................  7,500    154,370
    Heiwa Real Estate Co., Ltd.......................................  6,400    154,361
    Heiwado Co., Ltd.................................................  6,300    116,715
    Helios Techno Holdings Co., Ltd..................................  4,500     25,623
    Hibiya Engineering, Ltd..........................................  6,300    113,735
    Hiday Hidaka Corp................................................  1,823     35,647
    Hikari Tsushin, Inc..............................................  2,800    613,751
#   HI-LEX Corp......................................................  2,400     37,523
    Hino Motors, Ltd................................................. 50,900    481,224
    Hinokiya Group Co., Ltd..........................................    900     17,276
    Hioki EE Corp....................................................    900     31,515
    Hirakawa Hewtech Corp............................................    600      6,569
#   Hiramatsu, Inc...................................................  2,800      8,228
    Hirano Tecseed Co., Ltd..........................................    600      8,680
    Hirata Corp......................................................  1,300     91,202
    Hirose Electric Co., Ltd.........................................  1,225    154,313
#   Hirose Tusyo, Inc................................................    800     13,119
    Hiroshima Bank, Ltd. (The)....................................... 27,500    140,177

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   HIS Co., Ltd.....................................................   7,000 $  181,655
    Hisaka Works, Ltd................................................   4,700     40,568
    Hisamitsu Pharmaceutical Co., Inc................................   4,000    186,157
    Hitachi Capital Corp.............................................  16,200    363,013
    Hitachi Chemical Co., Ltd........................................  21,400    704,483
    Hitachi Construction Machinery Co., Ltd..........................  20,800    536,893
    Hitachi High-Technologies Corp...................................   7,500    466,618
    Hitachi Metals, Ltd..............................................  27,810    349,024
    Hitachi Transport System, Ltd....................................   8,300    236,241
    Hitachi Zosen Corp...............................................  39,400    133,136
    Hitachi, Ltd.....................................................  43,100  1,608,597
    Hitachi, Ltd., ADR...............................................   3,100    231,136
    Hito Communications Holdings, Inc................................     800     12,272
    Hochiki Corp.....................................................   2,400     33,520
    Hodogaya Chemical Co., Ltd.......................................   1,200     45,196
    Hogy Medical Co., Ltd............................................     600     20,022
    Hokkaido Coca-Cola Bottling Co., Ltd.............................     500     17,812
    Hokkan Holdings, Ltd.............................................     600      9,675
    Hokkoku Bank, Ltd. (The).........................................   2,700     75,882
    Hokuetsu Corp....................................................  24,100    122,736
    Hokuetsu Industries Co., Ltd.....................................   2,900     34,112
    Hokuhoku Financial Group, Inc....................................  12,600    123,251
    Hokuriku Electric Industry Co., Ltd..............................   1,800     19,299
    Hokuriku Electrical Construction Co., Ltd........................   1,500     13,650
    Honda Motor Co., Ltd., Sponsored ADR.............................  20,519    553,397
    Honda Motor Co., Ltd............................................. 101,600  2,748,684
    H-One Co., Ltd...................................................   2,000     13,510
    Honeys Holdings Co., Ltd.........................................   2,300     28,956
    Hoosiers Holdings................................................   3,200     19,952
    Horiba, Ltd......................................................   6,500    438,625
    Hoshizaki Corp...................................................   3,500    297,508
    Hosokawa Micron Corp.............................................   1,000     36,360
*   Hotland Co., Ltd.................................................   1,200     13,373
    House Foods Group, Inc...........................................   5,500    208,463
    Howa Machinery, Ltd..............................................   1,900     13,048
    Hulic Co., Ltd...................................................  27,500    298,561
    Hyakugo Bank, Ltd. (The).........................................  25,000     80,470
    Hyakujushi Bank, Ltd. (The)......................................   2,500     51,955
    I K K, Inc.......................................................   1,800     11,745
    IBJ, Inc.........................................................   2,300     20,901
    Ichibanya Co., Ltd...............................................   1,200     56,105
    Ichigo, Inc......................................................  59,000    234,991
    Ichiken Co., Ltd.................................................     500      7,943
    Ichikoh Industries, Ltd..........................................   4,000     31,815
    Ichinen Holdings Co., Ltd........................................   2,200     26,682
    Ichiyoshi Securities Co., Ltd....................................   5,300     34,212
    Icom, Inc........................................................   2,500     56,583
    ID Holdings Corp.................................................   1,000     12,459
    Idec Corp........................................................   4,500     91,407
    IDOM, Inc........................................................  17,100     72,306
    Ihara Science Corp...............................................   1,300     17,648
    IHI Corp.........................................................  32,800    808,295
#   Iida Group Holdings Co., Ltd.....................................  16,920    281,838
    IJTT Co., Ltd....................................................   2,200     10,917
    Imagica Group, Inc...............................................   4,300     22,443
    Imasen Electric Industrial.......................................   2,500     21,636
    Imuraya Group Co., Ltd...........................................     900     17,078
    Inaba Denki Sangyo Co., Ltd......................................   2,900    133,222
    Inaba Seisakusho Co., Ltd........................................     700      9,471

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Inabata & Co., Ltd...............................................  5,900 $   77,242
    Inageya Co., Ltd.................................................  1,100     14,749
    Ines Corp........................................................    500      5,625
    I-Net Corp.......................................................  1,700     21,876
    Infocom Corp.....................................................  4,000     83,449
    Infomart Corp.................................................... 28,200    424,569
    Information Services International-Dentsu, Ltd...................  2,600     90,278
    Innotech Corp....................................................  2,000     17,475
    Insource Co., Ltd................................................  1,125     30,062
    Intage Holdings, Inc.............................................  4,500     40,087
    Internet Initiative Japan, Inc...................................  6,700    158,870
#   Inui Global Logistics Co., Ltd...................................  1,600     17,298
    I-O Data Device, Inc.............................................  1,200     10,169
    IR Japan Holdings, Ltd...........................................    800     26,374
#   I'rom Group Co., Ltd.............................................  1,500     21,413
    Iseki & Co., Ltd.................................................  4,100     62,357
    Isetan Mitsukoshi Holdings, Ltd.................................. 53,740    428,585
    Ishihara Sangyo Kaisha, Ltd......................................  8,000     82,591
*   Istyle, Inc......................................................  6,000     41,197
    Isuzu Motors, Ltd................................................ 95,900  1,114,349
    Itfor, Inc.......................................................  2,800     22,907
#   Ito En, Ltd......................................................  9,100    443,551
    Itochu Enex Co., Ltd............................................. 17,100    142,887
    Itochu Techno-Solutions Corp..................................... 11,900    320,476
    Itochu-Shokuhin Co., Ltd.........................................  1,300     62,751
    Itoki Corp.......................................................  5,600     25,645
#*  Itokuro, Inc.....................................................  1,000     16,445
    IwaiCosmo Holdings, Inc..........................................  3,900     42,233
    Iwaki & Co., Ltd.................................................  8,200     34,609
    Iwasaki Electric Co., Ltd........................................    700      9,118
    Iwatani Corp.....................................................  9,500    329,430
    Iwatsu Electric Co., Ltd.........................................  1,800     13,432
    Iwatsuka Confectionery Co., Ltd..................................    400     14,309
    Iyo Bank, Ltd. (The)............................................. 21,400    113,072
    Izumi Co., Ltd...................................................  6,900    259,567
    J Front Retailing Co., Ltd....................................... 32,100    408,180
    JAC Recruitment Co., Ltd.........................................  4,200     79,210
    Jaccs Co., Ltd...................................................  5,500    124,140
    Jafco Co., Ltd...................................................  6,200    232,884
    Jalux, Inc.......................................................    500     11,624
    Jamco Corp.......................................................  1,600     21,750
    Janome Sewing Machine Co., Ltd...................................  1,200      4,585
#   Japan Airport Terminal Co., Ltd..................................  4,500    222,284
*   Japan Animal Referral Medical Center Co., Ltd....................    600     13,534
    Japan Asia Group, Ltd............................................  3,200     10,802
*   Japan Asset Marketing Co., Ltd................................... 39,200     29,710
    Japan Aviation Electronics Industry, Ltd......................... 10,000    186,288
    Japan Best Rescue System Co., Ltd................................  2,100     21,506
    Japan Cash Machine Co., Ltd......................................  3,800     33,976
#*  Japan Display, Inc............................................... 48,200     28,162
    Japan Elevator Service Holdings Co., Ltd.........................  3,100     83,847
    Japan Exchange Group, Inc........................................ 55,000    907,968
    Japan Foundation Engineering Co., Ltd............................  3,400     12,486
    Japan Investment Adviser Co., Ltd................................  1,500     28,105
    Japan Lifeline Co., Ltd..........................................  8,700    134,111
    Japan Material Co., Ltd..........................................  7,900    110,579
    Japan Meat Co., Ltd..............................................  2,100     42,955
    Japan Medical Dynamic Marketing, Inc.............................  2,800     48,541
    Japan Property Management Center Co., Ltd........................    900     12,224

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Japan Pulp & Paper Co., Ltd......................................   2,100 $   80,830
    Japan Securities Finance Co., Ltd................................  17,300     83,238
    Japan Steel Works, Ltd. (The)....................................   9,600    202,295
    Japan Transcity Corp.............................................   3,000     15,401
    Japan Wool Textile Co., Ltd. (The)...............................  10,600    104,203
    JBCC Holdings, Inc...............................................   1,200     19,991
    JCR Pharmaceuticals Co., Ltd.....................................   2,200    169,529
    JCU Corp.........................................................   6,100    149,476
    Jeol, Ltd........................................................   6,100    161,667
    JGC Holdings Corp................................................  35,200    509,113
*   JIG-SAW, Inc.....................................................     300     12,374
    Jimoto Holdings, Inc.............................................  10,800     10,344
    JINS Holdings, Inc...............................................   2,400    149,947
    JK Holdings Co., Ltd.............................................   2,700     14,309
    JMS Co., Ltd.....................................................   3,800     23,665
    Joban Kosan Co., Ltd.............................................   1,000     16,208
    J-Oil Mills, Inc.................................................   1,100     46,253
    Joshin Denki Co., Ltd............................................   3,700     74,190
    JP-Holdings, Inc.................................................   5,600     14,851
    JSP Corp.........................................................   4,200     77,850
    JSR Corp.........................................................  37,300    700,260
    JTEKT Corp.......................................................  42,300    539,510
    Juki Corp........................................................   5,400     48,708
    Justsystems Corp.................................................   5,700    234,363
    JVCKenwood Corp..................................................  36,220    105,571
    K&O Energy Group, Inc............................................   1,700     25,594
#*  Kadokawa Dwango..................................................   8,602    122,952
    Kadoya Sesame Mills, Inc.........................................     500     18,278
    Kagome Co., Ltd..................................................   5,200    131,065
    Kajima Corp......................................................  84,901  1,166,765
    Kakaku.com, Inc..................................................  14,300    332,044
    Kaken Pharmaceutical Co., Ltd....................................   5,600    274,561
    Kameda Seika Co., Ltd............................................   1,100     49,479
    Kamei Corp.......................................................   3,000     34,251
    Kamigumi Co., Ltd................................................  16,000    361,778
    Kanaden Corp.....................................................   2,100     25,732
    Kanagawa Chuo Kotsu Co., Ltd.....................................     800     28,825
    Kanamic Network Co., Ltd.........................................   3,000     17,101
#   Kanamoto Co., Ltd................................................   7,300    195,159
    Kandenko Co., Ltd................................................  17,700    167,360
    Kaneka Corp......................................................   9,900    329,557
    Kaneko Seeds Co., Ltd............................................     600      8,433
    Kanematsu Corp...................................................  21,400    260,713
    Kanematsu Electronics, Ltd.......................................   2,300     71,633
    Kanemi Co., Ltd..................................................     400     11,129
    Kansai Mirai Financial Group, Inc................................   7,015     45,639
    Kansai Paint Co., Ltd............................................  11,500    276,976
    Kao Corp.........................................................  21,100  1,696,411
    Kappa Create Co., Ltd............................................   1,800     23,240
    Kasai Kogyo Co., Ltd.............................................   6,300     50,990
    Katakura Industries Co., Ltd.....................................   5,200     67,020
    Kato Sangyo Co., Ltd.............................................   2,600     82,532
    Kato Works Co., Ltd..............................................   2,400     45,395
    KAWADA TECHNOLOGIES, Inc.........................................     500     32,957
    Kawai Musical Instruments Manufacturing Co., Ltd.................     700     19,760
    Kawasaki Heavy Industries, Ltd...................................  32,700    784,745
    Kawasumi Laboratories, Inc.......................................   3,700     29,871
    KDDI Corp........................................................ 126,300  3,494,865
    Keihan Holdings Co., Ltd.........................................  10,800    509,942

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Keihanshin Building Co., Ltd.....................................  3,500 $   43,772
    Keihin Corp......................................................  5,800    137,881
    Keikyu Corp...................................................... 15,400    306,547
    Keio Corp........................................................  7,200    445,417
    Keisei Electric Railway Co., Ltd.................................  9,100    372,058
    Keiyo Bank, Ltd. (The)........................................... 10,900     68,358
    Keiyo Co., Ltd...................................................  9,700     47,346
    Kenedix, Inc..................................................... 39,300    213,916
    Kenko Mayonnaise Co., Ltd........................................    900     21,244
#   Kewpie Corp...................................................... 13,300    301,872
    Keyence Corp.....................................................  5,600  3,540,860
    KFC Holdings Japan, Ltd..........................................    800     17,129
    KH Neochem Co., Ltd..............................................  3,800     92,537
    Kikkoman Corp.................................................... 12,100    582,042
    Kinden Corp...................................................... 19,200    288,823
    Kintetsu Department Store Co., Ltd...............................  1,100     35,066
    Kintetsu Group Holdings Co., Ltd................................. 12,500    681,324
    Kintetsu World Express, Inc...................................... 12,600    203,771
    Kirin Holdings Co., Ltd.......................................... 46,000    975,860
    Kirindo Holdings Co., Ltd........................................  1,200     24,021
    Kissei Pharmaceutical Co., Ltd...................................  5,100    131,388
    Ki-Star Real Estate Co., Ltd.....................................    900     16,158
    Kitagawa Corp....................................................  1,000     19,296
    Kita-Nippon Bank, Ltd. (The).....................................  1,600     28,217
    Kitano Construction Corp.........................................    300      7,858
#   Kitanotatsujin Corp..............................................  8,500     48,384
    Kito Corp........................................................  2,500     38,043
    Kitz Corp........................................................ 16,900    115,173
    Kiyo Bank, Ltd. (The)............................................  7,300    112,633
*   KLab, Inc........................................................  7,300     64,964
*   KNT-CT Holdings Co., Ltd.........................................    800     11,255
    Koa Corp.........................................................  3,300     41,469
    Kobayashi Pharmaceutical Co., Ltd................................  3,900    311,844
#   Kobe Bussan Co., Ltd.............................................  9,400    278,153
*   Kobe Electric Railway Co., Ltd...................................    400     14,563
    Koei Tecmo Holdings Co., Ltd.....................................    800     18,460
    Kohnan Shoji Co., Ltd............................................  6,400    148,623
    Koito Manufacturing Co., Ltd..................................... 16,000    837,011
    Kojima Co., Ltd..................................................  3,200     12,606
    Kokuyo Co., Ltd.................................................. 17,800    261,204
    KOMAIHALTEC, Inc.................................................    500      8,038
    Komatsu Matere Co., Ltd..........................................  4,400     34,149
    Komatsu Wall Industry Co., Ltd...................................  1,100     22,964
    Komatsu, Ltd..................................................... 89,000  2,083,927
    KOMEDA Holdings Co., Ltd.........................................  5,100     99,126
#   Komehyo Co., Ltd.................................................    800      8,108
    Komeri Co., Ltd..................................................  6,000    128,582
    Komori Corp......................................................  9,500    101,158
    Konaka Co., Ltd..................................................  2,300      8,952
    Konami Holdings Corp.............................................  7,900    346,801
    Kondotec, Inc....................................................  2,500     22,570
    Konica Minolta, Inc.............................................. 73,000    535,805
    Konishi Co., Ltd.................................................  8,100    114,336
    Konoike Transport Co., Ltd.......................................  5,100     77,735
    Kose Corp........................................................  5,300    939,658
    Koshidaka Holdings Co., Ltd......................................  4,300     62,440
    Kotobuki Spirits Co., Ltd........................................  3,700    254,609
    Kourakuen Holdings Corp..........................................  1,800     33,567
    Krosaki Harima Corp..............................................    300     16,074

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    KRS Corp.........................................................  1,000 $   17,755
    K's Holdings Corp................................................ 29,876    341,343
#   KU Holdings Co., Ltd.............................................  2,200     17,802
    Kubota Corp...................................................... 35,600    565,444
    Kumagai Gumi Co., Ltd............................................  6,200    191,147
#   Kumiai Chemical Industry Co., Ltd................................ 16,400    151,663
    Kura Sushi, Inc..................................................  1,000     42,070
    Kurabo Industries, Ltd...........................................  1,700     38,924
    Kuraray Co., Ltd................................................. 32,800    390,232
    Kureha Corp......................................................  3,100    198,133
    Kurita Water Industries, Ltd.....................................  6,300    181,362
    Kushikatsu Tanaka Holdings Co....................................    200      4,394
    Kusuri no Aoki Holdings Co., Ltd.................................  2,900    216,274
*   KYB Corp.........................................................  4,500    143,711
    Kyocera Corp.....................................................  3,100    203,381
    Kyoden Co., Ltd..................................................  3,100      8,874
    Kyodo Printing Co., Ltd..........................................  1,600     40,542
#   Kyokuto Boeki Kaisha, Ltd........................................  1,200     21,954
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................  6,700     89,793
    Kyokuto Securities Co., Ltd......................................  2,300     17,174
    Kyokuyo Co., Ltd.................................................  1,700     45,516
    KYORIN Holdings, Inc.............................................  7,400    129,618
    Kyoritsu Printing Co., Ltd.......................................  3,900      5,822
    Kyosan Electric Manufacturing Co., Ltd...........................  5,000     23,459
    Kyowa Electronic Instruments Co., Ltd............................  3,500     14,033
    Kyowa Exeo Corp.................................................. 21,300    541,913
    Kyudenko Corp....................................................  9,500    310,428
    Kyushu Financial Group, Inc...................................... 28,840    116,409
#   Kyushu Leasing Service Co., Ltd..................................  2,100     11,814
    Kyushu Railway Co................................................  6,600    218,048
#   LAC Co., Ltd.....................................................  1,900     22,788
#   Lacto Japan Co., Ltd.............................................    600     19,518
*   Laox Co., Ltd....................................................  5,000     12,559
    Lasertec Corp....................................................  6,300    452,882
    Lawson, Inc......................................................  9,900    546,147
#*  Leopalace21 Corp................................................. 79,000    215,549
    Life Corp........................................................  3,800     87,220
*   LIFULL Co., Ltd..................................................  9,500     57,738
    Like Co., Ltd....................................................  1,000     16,334
*   LINE Corp........................................................  2,100     77,253
#   Link And Motivation, Inc.........................................  3,400     18,222
    Lintec Corp...................................................... 12,500    262,535
    Lion Corp........................................................ 12,700    265,779
*   Litalico, Inc....................................................    600     12,609
    LIXIL Group Corp................................................. 25,600    476,106
    Look Holdings, Inc...............................................    900      9,379
*   M&A Capital Partners Co., Ltd....................................  1,100     73,323
    M3, Inc.......................................................... 43,300  1,037,613
    Mabuchi Motor Co., Ltd...........................................  2,400     97,241
    Macnica Fuji Electronics Holdings, Inc........................... 14,500    245,786
    Macromill, Inc...................................................  7,600     67,689
    Maeda Corp....................................................... 25,700    238,517
    Maeda Road Construction Co., Ltd.................................  6,200    133,383
    Maezawa Kasei Industries Co., Ltd................................  1,300     14,239
    Maezawa Kyuso Industries Co., Ltd................................  1,300     25,742
    Makino Milling Machine Co., Ltd..................................  4,800    238,652
    Makita Corp...................................................... 16,000    538,094
    Mamezou Holdings Co., Ltd........................................  2,000     32,786
    Mandom Corp......................................................  1,600     44,339

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Mani, Inc........................................................  9,900 $261,365
    MarkLines Co., Ltd...............................................  1,800   35,234
    Marubun Corp.....................................................  2,800   15,932
    Maruha Nichiro Corp..............................................  6,600  171,417
    Marui Group Co., Ltd............................................. 17,400  386,808
    Maruichi Steel Tube, Ltd.........................................  2,800   76,463
    Maruka Corp......................................................  1,100   24,057
#   Marusan Securities Co., Ltd......................................  5,600   27,005
#   Maruwa Unyu Kikan Co., Ltd.......................................  3,600   79,140
    Maruzen Co., Ltd.................................................  1,000   17,737
    Maruzen Showa Unyu Co., Ltd......................................  2,000   56,211
    Marvelous, Inc...................................................  6,600   46,583
#   Matching Service Japan Co., Ltd..................................    800    9,861
    Matsuda Sangyo Co., Ltd..........................................  4,300   64,620
    Matsui Construction Co., Ltd.....................................  1,700   13,279
    Matsui Securities Co., Ltd.......................................  8,400   69,184
    Matsumotokiyoshi Holdings Co., Ltd............................... 14,200  500,184
#   Matsuya Co., Ltd.................................................  2,200   17,019
    Matsuyafoods Holdings Co., Ltd...................................  1,000   37,593
    Max Co., Ltd.....................................................  2,500   45,865
    Maxell Holdings, Ltd.............................................  6,500   89,712
    Maxvalu Nishinihon Co., Ltd......................................    800   12,577
    Maxvalu Tokai Co., Ltd...........................................  1,400   28,629
    Mazda Motor Corp................................................. 69,600  638,950
    McDonald's Holdings Co. Japan, Ltd...............................  3,200  160,616
    MCJ Co., Ltd..................................................... 16,700  110,213
    Mebuki Financial Group, Inc...................................... 72,100  183,178
*   Medical Data Vision Co., Ltd.....................................    600    6,263
    Medical System Network Co., Ltd..................................  6,000   29,926
    Medipal Holdings Corp............................................ 17,400  397,547
    Megmilk Snow Brand Co., Ltd......................................  9,700  233,299
    Meidensha Corp...................................................  9,500  182,263
    Meiji Electric Industries Co., Ltd...............................  1,200   16,538
    MEIJI Holdings Co., Ltd.......................................... 10,300  742,402
    Meisei Industrial Co., Ltd.......................................  4,200   33,376
    Meitec Corp......................................................  7,400  385,764
    Meito Sangyo Co., Ltd............................................  1,800   21,674
#   Meiwa Corp.......................................................  3,000   16,047
    Melco Holdings, Inc..............................................    500   13,445
#   Members Co., Ltd.................................................  1,400   24,864
    Menicon Co., Ltd.................................................  3,400  120,306
    Mercuria Investment Co., Ltd.....................................    900    6,427
    METAWATER Co., Ltd...............................................    800   31,350
    Michinoku Bank, Ltd. (The).......................................  3,100   49,429
    Micronics Japan Co., Ltd.........................................  4,100   38,357
    Mie Kotsu Group Holdings, Inc....................................  6,000   33,263
    Mikuni Corp......................................................  1,500    4,997
    Milbon Co., Ltd..................................................  5,000  273,856
    Mimaki Engineering Co., Ltd......................................  2,100   10,530
    Mimasu Semiconductor Industry Co., Ltd...........................  4,600   89,851
    Minebea Mitsumi, Inc............................................. 22,600  429,209
    Ministop Co., Ltd................................................  2,600   34,976
    Miraca Holdings, Inc............................................. 16,500  389,436
    Mirait Holdings Corp............................................. 15,000  240,855
    Miroku Jyoho Service Co., Ltd....................................  3,400   89,617
    Misawa Homes Co., Ltd............................................  5,800   62,205
    MISUMI Group, Inc................................................ 18,100  455,011
    Mitani Corp......................................................  1,000   50,240
    Mitani Sangyo Co., Ltd...........................................  4,100   12,606

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Mitani Sekisan Co., Ltd..........................................     500 $   16,586
    Mito Securities Co., Ltd.........................................   8,900     19,540
    Mitsuba Corp.....................................................   3,200     20,194
    Mitsubishi Chemical Holdings Corp................................ 123,900    944,269
    Mitsubishi Electric Corp.........................................  84,500  1,207,289
    Mitsubishi Estate Co., Ltd.......................................  47,500    922,230
    Mitsubishi Gas Chemical Co., Inc.................................  26,000    366,780
    Mitsubishi Heavy Industries, Ltd.................................  19,800    801,293
    Mitsubishi Kakoki Kaisha, Ltd....................................     500      8,980
    Mitsubishi Logisnext Co., Ltd....................................  14,200    152,787
    Mitsubishi Logistics Corp........................................   9,599    243,668
    Mitsubishi Motors Corp........................................... 105,600    482,149
    Mitsubishi Paper Mills, Ltd......................................   2,600     11,839
    Mitsubishi Pencil Co., Ltd.......................................   2,300     36,317
    Mitsubishi Research Institute, Inc...............................     500     17,704
    Mitsubishi Shokuhin Co., Ltd.....................................   3,600     91,285
    Mitsubishi Steel Manufacturing Co., Ltd..........................   1,000     10,653
    Mitsubishi Tanabe Pharma Corp....................................  20,000    239,366
    Mitsubishi UFJ Financial Group, Inc.............................. 707,700  3,668,921
    Mitsubishi UFJ Lease & Finance Co., Ltd.......................... 100,300    615,740
    Mitsuboshi Belting, Ltd..........................................   2,000     37,632
    Mitsui Chemicals, Inc............................................  36,000    856,131
*   Mitsui E&S Holdings Co., Ltd.....................................  16,900    171,056
    Mitsui Fudosan Co., Ltd..........................................  32,700    836,559
    Mitsui Mining & Smelting Co., Ltd................................  13,200    368,909
    Mitsui-Soko Holdings Co., Ltd....................................   4,800     77,830
    Mitsuuroko Group Holdings Co., Ltd...............................   2,700     29,079
    Miura Co., Ltd...................................................   2,300     69,306
    Mixi, Inc........................................................  11,000    212,563
    Miyaji Engineering Group, Inc....................................   1,000     19,070
    Miyazaki Bank, Ltd. (The)........................................   2,300     58,859
    Miyoshi Oil & Fat Co., Ltd.......................................   1,900     21,901
    Mizuho Financial Group, Inc...................................... 762,415  1,183,631
    Mizuho Financial Group, Inc., ADR................................  19,384     60,672
    Mizuho Leasing Co., Ltd..........................................   5,300    149,276
    Mizuno Corp......................................................   3,900    102,006
*   Mobile Factory, Inc..............................................     900     11,772
    Mochida Pharmaceutical Co., Ltd..................................   1,600     63,853
    Modec, Inc.......................................................   4,300    117,950
#   Monex Group, Inc.................................................  18,000     43,971
    Money Partners Group Co., Ltd....................................   3,000      7,152
    Monogatari Corp. (The)...........................................     800     69,092
    MonotaRO Co., Ltd................................................  16,000    483,369
    Morinaga & Co., Ltd..............................................   4,400    217,358
    Morinaga Milk Industry Co., Ltd..................................   4,900    190,503
    Morita Holdings Corp.............................................   4,700     78,749
    Morito Co., Ltd..................................................   1,400     10,392
    Morningstar Japan KK.............................................   3,100     10,993
#   Morozoff, Ltd....................................................     300     14,309
    Mory Industries, Inc.............................................     400      8,520
    MrMax Holdings, Ltd..............................................   3,700     16,411
    MS&AD Insurance Group Holdings, Inc..............................  32,252  1,041,456
    MTI, Ltd.........................................................   4,000     25,944
    Mugen Estate Co., Ltd............................................   1,800     11,189
    Murakami Corp....................................................     600     14,031
    Murata Manufacturing Co., Ltd....................................   5,000    272,241
    Musashino Bank, Ltd. (The).......................................   3,800     66,250
    N Field Co., Ltd.................................................   1,100      6,452
    Nabtesco Corp....................................................  21,500    684,448

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    NAC Co., Ltd.....................................................  1,200 $   11,501
    Nachi-Fujikoshi Corp.............................................  3,500    167,488
#   Nagano Bank, Ltd. (The)..........................................  1,400     21,132
    Nagano Keiki Co., Ltd............................................  2,600     17,875
    Nagase & Co., Ltd................................................ 29,300    443,046
    Nagatanien Holdings Co., Ltd.....................................  1,000     19,872
    Nagawa Co., Ltd..................................................    600     36,535
    Nagoya Railroad Co., Ltd......................................... 15,900    505,427
    Nakabayashi Co., Ltd.............................................  3,000     15,019
    Nakamuraya Co., Ltd..............................................    600     26,431
    Nakanishi, Inc...................................................  4,600     76,692
    Nakano Corp......................................................  1,900      8,707
    Namura Shipbuilding Co., Ltd.....................................  9,800     27,361
    Nankai Electric Railway Co., Ltd.................................  9,600    249,474
    Natori Co., Ltd..................................................  1,200     18,799
    NEC Capital Solutions, Ltd.......................................  3,600     76,287
    NEC Corp......................................................... 24,900    986,802
    NEC Networks & System Integration Corp...........................  5,700    179,915
    NET One Systems Co., Ltd......................................... 11,200    301,958
    Neturen Co., Ltd.................................................  8,400     73,965
*   Nexon Co., Ltd................................................... 34,200    396,318
    Nextage Co., Ltd.................................................  5,200     51,596
    Nexyz Group Corp.................................................    700     14,129
    NFC Holdings, Inc................................................    600     12,600
    NGK Insulators, Ltd.............................................. 18,900    290,356
    NHK Spring Co., Ltd.............................................. 45,400    370,882
    Nichia Steel Works, Ltd..........................................  1,000      3,086
    Nichias Corp.....................................................  8,900    187,756
#   Nichiban Co., Ltd................................................  1,500     25,520
    Nichiden Corp....................................................  2,900     54,691
    Nichiha Corp.....................................................  2,800     80,512
    NichiiGakkan Co., Ltd............................................  7,800    132,245
    Nichi-iko Pharmaceutical Co., Ltd................................  8,800    103,110
    Nichirei Corp.................................................... 15,300    351,361
    Nichireki Co., Ltd...............................................  3,000     35,608
    Nichirin Co., Ltd................................................  1,430     22,709
    Nidec Corp....................................................... 10,300  1,516,426
#   Nidec Corp., Sponsored ADR.......................................  5,300    195,570
    Nifco, Inc....................................................... 34,900    921,216
    Nihon Chouzai Co., Ltd...........................................  1,600     58,260
    Nihon Flush Co., Ltd.............................................    900     20,342
#   Nihon House Holdings Co., Ltd....................................  4,300     20,123
    Nihon Kohden Corp................................................ 10,800    323,111
    Nihon M&A Center, Inc............................................ 19,000    577,696
#   Nihon Nohyaku Co., Ltd...........................................  9,400     49,390
    Nihon Parkerizing Co., Ltd....................................... 17,600    206,360
    Nihon Plast Co., Ltd.............................................  1,900     13,079
    Nihon Unisys, Ltd................................................ 18,400    607,374
    Nihon Yamamura Glass Co., Ltd....................................    300      3,587
    Nikkiso Co., Ltd.................................................  8,700     93,993
    Nikko Co., Ltd...................................................  3,000     18,403
    Nikkon Holdings Co., Ltd.........................................  6,100    148,277
    Nikon Corp....................................................... 34,600    441,160
    Nintendo Co., Ltd................................................  5,800  2,127,367
    Nippo Corp.......................................................  4,900    100,682
    Nippon Air Conditioning Services Co., Ltd........................  2,400     16,090
    Nippon Beet Sugar Manufacturing Co., Ltd.........................  1,800     35,287
#   Nippon Carbon Co., Ltd...........................................  1,400     53,714
    Nippon Chemiphar Co., Ltd........................................    500     14,604

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nippon Commercial Development Co., Ltd...........................   1,500 $   21,405
    Nippon Concept Corp..............................................   1,200     16,174
    Nippon Concrete Industries Co., Ltd..............................     700      2,014
    Nippon Densetsu Kogyo Co., Ltd...................................   6,600    142,868
    Nippon Express Co., Ltd..........................................  14,200    810,189
#   Nippon Fine Chemical Co., Ltd....................................   1,000     11,660
    Nippon Flour Mills Co., Ltd......................................   5,500     88,327
    Nippon Gas Co., Ltd..............................................   9,300    263,241
    Nippon Hume Corp.................................................   3,300     24,906
    Nippon Kanzai Co., Ltd...........................................   1,300     22,884
    Nippon Kayaku Co., Ltd...........................................  19,500    236,989
#   Nippon Kodoshi Corp..............................................     800     10,465
    Nippon Koei Co., Ltd.............................................   2,400     74,248
    Nippon Light Metal Holdings Co., Ltd............................. 151,000    293,701
    Nippon Paint Holdings Co., Ltd...................................  15,500    844,138
    Nippon Paper Industries Co., Ltd.................................   6,000    103,426
    Nippon Parking Development Co., Ltd., Class C....................  42,200     64,109
    Nippon Pillar Packing Co., Ltd...................................     800     10,777
    Nippon Piston Ring Co., Ltd......................................     900     11,412
    Nippon Road Co., Ltd. (The)......................................   1,000     61,102
    Nippon Seiki Co., Ltd............................................   5,400     83,492
    Nippon Seisen Co., Ltd...........................................     500     12,746
#*  Nippon Sharyo, Ltd...............................................   2,200     56,002
    Nippon Shinyaku Co., Ltd.........................................   2,700    243,585
    Nippon Shokubai Co., Ltd.........................................   4,600    283,649
    Nippon Signal Co., Ltd...........................................   9,800    112,931
    Nippon Soda Co., Ltd.............................................   5,400    143,832
    Nippon Steel Trading Corp........................................   3,100    129,790
    Nippon Suisan Kaisha, Ltd........................................  66,200    379,131
    Nippon Systemware Co., Ltd.......................................   1,000     24,213
    Nippon Telegraph & Telephone Corp................................  27,500  1,365,180
    Nippon Thompson Co., Ltd.........................................  12,600     56,267
#   Nippon Yakin Kogyo Co., Ltd......................................   1,140     25,025
    Nipro Corp.......................................................  33,400    391,634
    Nishimatsu Construction Co., Ltd.................................  10,600    220,701
    Nishimatsuya Chain Co., Ltd......................................   5,900     52,504
    Nishimoto Co., Ltd...............................................   1,300     41,915
    Nishi-Nippon Financial Holdings, Inc.............................  14,000    103,743
    Nishi-Nippon Railroad Co., Ltd...................................   5,400    125,293
    Nishio Rent All Co., Ltd.........................................   4,600    123,580
    Nissan Chemical Corp.............................................  16,600    681,560
    Nissan Motor Co., Ltd............................................ 216,300  1,364,978
    Nissan Shatai Co., Ltd...........................................  10,700     98,605
    Nissan Tokyo Sales Holdings Co., Ltd.............................   5,300     14,766
#   Nissei ASB Machine Co., Ltd......................................   1,400     50,198
    Nissei Plastic Industrial Co., Ltd...............................   1,200     12,388
    Nissha Co., Ltd..................................................   2,800     29,161
    Nisshin Fudosan Co...............................................   3,300     15,381
    Nisshin Oillio Group, Ltd. (The).................................   5,200    182,087
    Nisshin Seifun Group, Inc........................................   7,480    148,285
    Nisshinbo Holdings, Inc..........................................  15,204    126,585
    Nissin Electric Co., Ltd.........................................   7,600     88,971
    Nissin Foods Holdings Co., Ltd...................................   2,300    173,734
    Nissin Kogyo Co., Ltd............................................   5,300    108,539
    Nissin Sugar Co., Ltd............................................   2,600     48,042
    Nissui Pharmaceutical Co., Ltd...................................   3,800     46,978
    Nitori Holdings Co., Ltd.........................................   3,800    578,402
    Nitta Corp.......................................................   2,500     72,916
    Nitto Boseki Co., Ltd............................................   2,300     70,116

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nitto Denko Corp.................................................  27,900 $1,543,587
    Nitto Fuji Flour Milling Co., Ltd................................     300     17,568
    Nitto Kogyo Corp.................................................   3,800     79,839
    Nitto Kohki Co., Ltd.............................................   2,100     45,297
    Nitto Seiko Co., Ltd.............................................   4,200     23,615
    Nittoc Construction Co., Ltd.....................................   1,700     11,208
    NJS Co., Ltd.....................................................     700     10,832
    Noda Corp........................................................   1,400     10,157
    Noevir Holdings Co., Ltd.........................................   3,300    178,129
    NOF Corp.........................................................  10,200    344,546
    Nohmi Bosai, Ltd.................................................   3,700     77,026
    Nojima Corp......................................................   8,800    156,105
    Nomura Co., Ltd..................................................  13,800    170,317
    Nomura Holdings, Inc............................................. 171,700    780,373
    Nomura Holdings, Inc., Sponsored ADR.............................  22,606    102,857
    Nomura Real Estate Holdings, Inc.................................  19,500    462,138
    Nomura Research Institute, Ltd...................................  25,766    547,030
    Noritake Co., Ltd................................................   1,700     78,101
    Noritsu Koki Co., Ltd............................................   4,100     59,162
    Noritz Corp......................................................   6,900     85,297
    NS Solutions Corp................................................   5,700    193,789
#   NS Tool Co., Ltd.................................................     900     17,547
    NSD Co., Ltd.....................................................   5,400    166,453
    NSK, Ltd.........................................................  41,300    384,024
    NTN Corp......................................................... 106,000    328,659
    NTT Data Corp....................................................  45,100    592,201
    NTT DOCOMO, Inc..................................................  81,300  2,228,847
    NuFlare Technology, Inc..........................................     600     44,702
    Obara Group, Inc.................................................   2,200     82,016
    Obayashi Corp.................................................... 121,700  1,252,462
    OBIC Business Consultants Co., Ltd...............................     900     36,057
    Obic Co., Ltd....................................................   2,600    325,534
    Odakyu Electric Railway Co., Ltd.................................  20,700    503,883
    Odelic Co., Ltd..................................................     400     14,707
    Oenon Holdings, Inc..............................................  11,900     43,856
    Ogaki Kyoritsu Bank, Ltd. (The)..................................   3,800     91,656
#   Ohara, Inc.......................................................     700      9,624
#   Ohashi Technica, Inc.............................................   1,000     13,839
    Ohsho Food Service Corp..........................................   1,000     60,426
    Oiles Corp.......................................................   3,900     59,306
    Oita Bank, Ltd. (The)............................................   1,900     52,516
    Oji Holdings Corp................................................  85,700    443,090
    Okabe Co., Ltd...................................................   8,200     69,427
    Okamoto Industries, Inc..........................................   1,800     69,515
    Okamoto Machine Tool Works, Ltd..................................     400     10,299
    Okamura Corp.....................................................  12,200    122,348
    Okasan Securities Group, Inc.....................................  16,100     56,852
    Oki Electric Industry Co., Ltd...................................  20,000    268,409
    Okinawa Cellular Telephone Co....................................   2,800     95,690
    OKK Corp.........................................................     800      5,495
    OKUMA Corp.......................................................   3,300    197,176
    Okumura Corp.....................................................   5,500    155,791
    Okura Industrial Co., Ltd........................................     400      7,361
    Okuwa Co., Ltd...................................................   5,700     71,676
#   Olympic Group Corp...............................................   2,900     16,410
    Olympus Corp..................................................... 105,400  1,434,112
    Omron Corp.......................................................  15,200    889,227
    Ono Pharmaceutical Co., Ltd......................................  16,800    316,459
    Onoken Co., Ltd..................................................   1,900     24,915

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Onward Holdings Co., Ltd.........................................  18,800 $  108,686
    Ootoya Holdings Co., Ltd.........................................     700     14,810
*   Open Door, Inc...................................................   1,800     34,433
#   Open House Co., Ltd..............................................  20,800    531,535
    Optex Group Co., Ltd.............................................   2,200     33,707
    Oracle Corp......................................................   3,300    290,057
    Organo Corp......................................................   1,700     92,950
    Orient Corp......................................................  80,800    118,043
    Oriental Land Co., Ltd...........................................   8,000  1,172,808
    Origin Co., Ltd..................................................     400      5,562
    Osaka Gas Co., Ltd...............................................  20,000    391,094
    Osaka Organic Chemical Industry, Ltd.............................   1,300     14,494
    Osaka Soda Co., Ltd..............................................   2,000     56,617
    Osaki Electric Co., Ltd..........................................   9,400     65,084
    OSG Corp.........................................................  13,700    293,036
    OSJB Holdings Corp...............................................  22,600     55,022
    Otsuka Corp......................................................  12,500    503,974
    Otsuka Holdings Co., Ltd.........................................   6,800    283,494
    OUG Holdings, Inc................................................     500     13,176
    Outsourcing, Inc.................................................  32,200    346,600
    Oyo Corp.........................................................   5,500     63,012
    Ozu Corp.........................................................     700     12,036
    Pacific Industrial Co., Ltd......................................   5,900     80,507
    Pack Corp. (The).................................................   2,600     91,618
    PAL GROUP Holdings Co., Ltd......................................   2,100     66,393
    PALTAC Corp......................................................   3,500    168,789
    Pan Pacific International Holdings Corp..........................  39,800    626,505
    Panasonic Corp................................................... 181,500  1,525,395
#   Panasonic Corp., Sponsored ADR...................................  24,160    204,394
#   Paraca, Inc......................................................     900     16,685
    Paramount Bed Holdings Co., Ltd..................................   3,200    122,358
    Parco Co., Ltd...................................................   4,400     53,024
    Paris Miki Holdings, Inc.........................................   2,800      7,407
#   Park24 Co., Ltd..................................................  22,100    521,924
    Parker Corp......................................................   2,500     11,227
    Pasona Group, Inc................................................   8,700    124,190
    PC Depot Corp....................................................   9,220     40,964
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   2,600     13,002
    Penta-Ocean Construction Co., Ltd................................  76,800    471,124
    Pepper Food Service Co., Ltd.....................................     600      9,108
*   PeptiDream, Inc..................................................  10,500    527,034
    Persol Holdings Co., Ltd.........................................  28,600    549,349
*   Phil Co., Inc....................................................     300     10,289
    PIA Corp.........................................................     700     30,039
    Pickles Corp.....................................................   1,200     29,317
    Pilot Corp.......................................................   6,800    275,792
    Piolax, Inc......................................................   3,000     58,671
    Pola Orbis Holdings, Inc.........................................  12,800    288,842
    Poletowin Pitcrew Holdings, Inc..................................   3,200     30,982
    Press Kogyo Co., Ltd.............................................  12,400     52,594
    Pressance Corp...................................................  12,300    200,998
    Prestige International, Inc......................................  13,400    110,908
    Pronexus, Inc....................................................   1,800     21,121
#*  Prospect Co., Ltd................................................  33,000      7,333
    PS Mitsubishi Construction Co., Ltd..............................   4,900     35,056
    Punch Industry Co., Ltd..........................................   2,000      9,953
    Qol Holdings Co., Ltd............................................   6,100     85,404
    Quick Co., Ltd...................................................     800     11,324
    Raito Kogyo Co., Ltd.............................................   7,700    122,375

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Raiznext Corp....................................................  11,000 $  111,754
    Rakus Co., Ltd...................................................   6,600     99,029
    Rakuten, Inc..................................................... 175,700  1,675,022
#   Rasa Corp........................................................   1,500     11,982
    Rasa Industries, Ltd.............................................     600      8,203
    Raysum Co., Ltd..................................................   1,900     20,058
    Recruit Holdings Co., Ltd........................................ 146,300  4,862,140
    Relia, Inc.......................................................   6,900     90,088
    Relo Group, Inc..................................................  24,300    594,704
    Renaissance, Inc.................................................   1,500     23,236
    Rengo Co., Ltd...................................................  44,200    320,496
*   Renown, Inc......................................................   2,100      2,208
    Resol Holdings Co., Ltd..........................................     300     11,164
    Retail Partners Co., Ltd.........................................     900      7,416
    Rheon Automatic Machinery Co., Ltd...............................   1,500     22,806
    Rhythm Watch Co., Ltd............................................     900      8,435
    Ricoh Co., Ltd...................................................  77,700    691,966
    Ricoh Leasing Co., Ltd...........................................   4,500    151,643
#   Right On Co., Ltd................................................   2,600     13,679
    Riken Keiki Co., Ltd.............................................   2,700     53,024
    Riken Technos Corp...............................................   2,100      9,942
    Rinnai Corp......................................................   4,200    308,714
    Rion Co., Ltd....................................................   1,600     38,146
    Riso Kagaku Corp.................................................   5,000     82,151
    Rock Field Co., Ltd..............................................   2,200     29,949
    Rohto Pharmaceutical Co., Ltd....................................  18,000    540,766
    Rokko Butter Co., Ltd............................................   1,000     16,778
    Roland DG Corp...................................................   3,000     58,952
    Rorze Corp.......................................................   2,000     67,916
    Round One Corp...................................................  10,500    135,393
#*  Rozetta Corp.....................................................     600     20,181
    Ryobi, Ltd.......................................................   3,100     57,698
    Ryoden Corp......................................................   1,900     28,761
#   Ryohin Keikaku Co., Ltd..........................................  31,000    690,130
    Ryosan Co., Ltd..................................................   5,300    137,602
    Ryoyo Electro Corp...............................................   7,100    126,006
    S Foods, Inc.....................................................   1,100     29,637
    S&B Foods, Inc...................................................     700     26,442
    Sac's Bar Holdings, Inc..........................................   2,700     22,260
#   Sagami Rubber Industries Co., Ltd................................   2,000     27,170
    Saizeriya Co., Ltd...............................................   2,500     56,760
    Sakai Chemical Industry Co., Ltd.................................   3,600     89,821
    Sakai Heavy Industries, Ltd......................................     400     11,547
    Sakai Moving Service Co., Ltd....................................   1,300     77,615
    Sakai Ovex Co., Ltd..............................................     700     12,068
    Sakata INX Corp..................................................  12,800    144,679
#   Sakura Internet, Inc.............................................   3,000     17,650
    Sala Corp........................................................   4,000     23,996
    SAMTY Co., Ltd...................................................   6,100    114,932
    San Holdings, Inc................................................   1,000     10,417
    San ju San Financial Group, Inc..................................   1,510     23,399
    San-A Co., Ltd...................................................   3,100    146,792
    San-Ai Oil Co., Ltd..............................................  18,500    193,681
*   Sanden Holdings Corp.............................................   2,700     17,583
    Sanei Architecture Planning Co., Ltd.............................   1,100     15,722
    Sangetsu Corp....................................................   3,400     64,283
    San-In Godo Bank, Ltd. (The).....................................  14,500     85,052
    Sanken Electric Co., Ltd.........................................   3,399     79,787
    Sanki Engineering Co., Ltd.......................................  12,000    146,156

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sankyo Co., Ltd..................................................   3,600 $  125,992
    Sankyo Frontier Co., Ltd.........................................   1,000     33,018
    Sankyo Seiko Co., Ltd............................................   3,200     16,684
    Sankyo Tateyama, Inc.............................................   3,400     37,041
    Sankyu, Inc......................................................   7,500    381,309
#   Sanoh Industrial Co., Ltd........................................   2,800     35,027
#   Sansei Technologies, Inc.........................................   1,300     11,126
    Sansha Electric Manufacturing Co., Ltd...........................   1,000      7,100
    Sanshin Electronics Co., Ltd.....................................   4,000     57,074
    Santen Pharmaceutical Co., Ltd...................................  21,000    371,980
    Sanwa Holdings Corp..............................................  56,400    659,633
    Sanyo Chemical Industries, Ltd...................................   3,200    152,676
    Sanyo Denki Co., Ltd.............................................   2,200    102,709
    Sanyo Electric Railway Co., Ltd..................................   1,400     28,078
    Sanyo Housing Nagoya Co., Ltd....................................   1,800     15,858
    Sanyo Shokai, Ltd................................................   2,800     37,218
    Sanyo Trading Co., Ltd...........................................   1,700     33,845
    Sapporo Holdings, Ltd............................................  15,100    379,736
    Sato Holdings Corp...............................................   7,400    217,830
    Sato Shoji Corp..................................................   1,000      8,411
#   Satori Electric Co., Ltd.........................................     900      7,661
    Sawada Holdings Co., Ltd.........................................   4,800     40,904
    Sawai Pharmaceutical Co., Ltd....................................   3,400    191,851
    Saxa Holdings, Inc...............................................   1,300     22,265
    SB Technology Corp...............................................   1,700     32,607
    SBI Holdings, Inc................................................  23,600    513,260
    SBS Holdings, Inc................................................   2,200     36,157
    Scala, Inc.......................................................   2,600     21,582
    SCREEN Holdings Co., Ltd.........................................   8,800    610,933
    Scroll Corp......................................................   2,500      7,832
    SCSK Corp........................................................   5,743    292,344
#   SEC Carbon, Ltd..................................................     200     15,364
    Secom Co., Ltd...................................................  12,400  1,149,027
    Seed Co., Ltd....................................................   2,100     16,694
    Sega Sammy Holdings, Inc.........................................  21,300    299,757
    Seibu Holdings, Inc..............................................  15,200    268,280
    Seika Corp.......................................................   1,000     12,693
    Seikagaku Corp...................................................   7,100     80,845
    Seikitokyu Kogyo Co., Ltd........................................   4,600     32,982
    Seiko Epson Corp.................................................  26,500    374,738
    Seiko Holdings Corp..............................................   3,800     93,313
    Seino Holdings Co., Ltd..........................................  11,900    153,010
    Seiren Co., Ltd..................................................   9,000    110,954
    Sekisui House, Ltd...............................................  59,500  1,283,081
    Sekisui Jushi Corp...............................................   4,000     81,908
    Sekisui Plastics Co., Ltd........................................   6,100     44,966
    Senko Group Holdings Co., Ltd....................................  29,820    239,859
#   Senshu Electric Co., Ltd.........................................   1,100     28,830
    Senshu Ikeda Holdings, Inc.......................................  30,200     54,163
*   Senshukai Co., Ltd...............................................   5,500     15,492
    Seria Co., Ltd...................................................   7,300    183,492
    Seven & I Holdings Co., Ltd......................................  59,000  2,229,037
    Seven Bank, Ltd.................................................. 241,500    700,148
    SFP Holdings Co., Ltd............................................     900     18,460
    Sharp Corp.......................................................  15,300    175,509
    Shibaura Electronics Co., Ltd....................................     800     23,745
    Shibaura Mechatronics Corp.......................................     500     16,632
    Shibusawa Warehouse Co., Ltd. (The)..............................     900     17,487
    Shibuya Corp.....................................................   2,100     57,286

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
*   SHIFT, Inc.......................................................     900 $   51,337
    Shikibo, Ltd.....................................................   1,100      9,526
    Shikoku Bank, Ltd. (The).........................................   3,800     36,220
    Shikoku Chemicals Corp...........................................   7,600     89,210
    Shima Seiki Manufacturing, Ltd...................................   4,700    112,376
    Shimachu Co., Ltd................................................   7,300    198,022
    Shimadzu Corp....................................................  12,000    320,473
    Shimamura Co., Ltd...............................................   3,300    279,520
    Shimano, Inc.....................................................   2,600    432,772
    Shimizu Bank, Ltd. (The).........................................   1,900     34,297
    Shimizu Corp.....................................................  73,400    684,235
    Shimojima Co., Ltd...............................................   1,000     11,155
    Shin Nippon Biomedical Laboratories, Ltd.........................   3,700     22,185
    Shinagawa Refractories Co., Ltd..................................     400     10,759
    Shindengen Electric Manufacturing Co., Ltd.......................   1,000     33,985
    Shin-Etsu Chemical Co., Ltd......................................  23,200  2,586,828
    Shin-Etsu Polymer Co., Ltd.......................................  12,800    109,679
#   Shin-Keisei Electric Railway Co., Ltd............................     600     12,189
    Shinko Electric Industries Co., Ltd..............................   8,000     78,075
    Shinko Shoji Co., Ltd............................................   4,200     36,004
    Shinmaywa Industries, Ltd........................................  10,200    125,654
    Shinnihon Corp...................................................   5,000     39,276
    Shinoken Group Co., Ltd..........................................   2,800     28,819
    Shinsei Bank, Ltd................................................  27,300    425,600
    Shinsho Corp.....................................................     800     18,942
    Shinwa Co., Ltd..................................................   1,300     29,466
    Shionogi & Co., Ltd..............................................  15,000    900,343
    Ship Healthcare Holdings, Inc....................................   7,900    336,712
    Shiseido Co., Ltd................................................  49,000  4,039,946
    Shizuoka Bank, Ltd. (The)........................................  21,900    166,413
    Shizuoka Gas Co., Ltd............................................  14,800    127,951
    SHO-BOND Holdings Co., Ltd.......................................     800     31,048
#   Shoei Co., Ltd...................................................   2,000     87,059
#   Shoei Foods Corp.................................................   1,500     44,058
    Shofu, Inc.......................................................   2,000     31,514
    Showa Corp.......................................................   8,700    181,783
    Showa Denko K.K..................................................  32,500    911,850
    Showa Sangyo Co., Ltd............................................   1,800     52,277
#   SIGMAXYZ, Inc....................................................   1,100     14,972
    Sinanen Holdings Co., Ltd........................................   1,400     25,529
    Sinfonia Technology Co., Ltd.....................................   5,700     70,012
    Sinko Industries, Ltd............................................   3,100     52,501
    Sintokogio, Ltd..................................................   8,900     85,854
    SK-Electronics Co., Ltd..........................................   1,200     24,353
    SKY Perfect JSAT Holdings, Inc...................................  29,800    123,074
    Skylark Holdings Co., Ltd........................................  21,700    393,857
    SMC Corp.........................................................   2,000    864,082
    SMK Corp.........................................................     400     11,540
    SMS Co., Ltd.....................................................  14,900    365,299
    Snow Peak, Inc...................................................   1,000      9,902
    SNT Corp.........................................................   2,900     11,584
#   Soda Nikka Co., Ltd..............................................   2,000     12,440
    Sodick Co., Ltd..................................................  10,800     93,408
    Soft99 Corp......................................................   1,100     10,188
    SoftBank Group Corp.............................................. 167,168  6,430,368
    Softcreate Holdings Corp.........................................     700     12,219
    Software Service, Inc............................................     400     43,123
    Sogo Medical Holdings Co., Ltd...................................   3,100     53,682
    Sohgo Security Services Co., Ltd.................................   5,100    277,021

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Solasto Corp.....................................................   7,400 $   84,225
    SoldOut, Inc.....................................................     800     10,406
    Sompo Holdings, Inc..............................................  24,900    978,721
    Sony Corp........................................................  94,200  5,733,873
    Sony Financial Holdings, Inc.....................................   9,100    195,772
    Sotetsu Holdings, Inc............................................   6,700    178,021
#   Sotoh Co., Ltd...................................................   1,200     11,024
    Sourcenext Corp..................................................   6,200     27,735
    Space Value Holdings Co., Ltd....................................   3,000     14,369
    Sparx Group Co., Ltd.............................................  15,000     36,898
    SPK Corp.........................................................     200      5,229
    S-Pool, Inc......................................................   7,500     45,093
    Square Enix Holdings Co., Ltd....................................   8,200    390,224
    SRA Holdings.....................................................     800     19,397
    SRS Holdings Co., Ltd............................................   2,600     25,125
    St Marc Holdings Co., Ltd........................................   1,700     37,922
    Star Mica Holdings Co., Ltd......................................   2,000     36,183
    Star Micronics Co., Ltd..........................................   6,600    101,253
    Starts Corp., Inc................................................   7,400    190,847
    St-Care Holding Corp.............................................   1,700      8,237
    Stella Chemifa Corp..............................................   1,700     49,462
    Step Co., Ltd....................................................   1,000     13,129
    Strike Co., Ltd..................................................     600     21,498
    Studio Alice Co., Ltd............................................   1,900     34,020
    Subaru Corp......................................................  47,300  1,355,500
    Subaru Enterprise Co., Ltd.......................................     300     20,090
    Sugi Holdings Co., Ltd...........................................   6,600    366,348
    Sugimoto & Co., Ltd..............................................   1,300     24,387
    Sumida Corp......................................................   3,400     37,993
#   Suminoe Textile Co., Ltd.........................................     500     13,799
    Sumitomo Bakelite Co., Ltd.......................................   6,100    252,939
    Sumitomo Chemical Co., Ltd....................................... 286,231  1,309,329
    Sumitomo Dainippon Pharma Co., Ltd...............................  18,300    319,393
    Sumitomo Densetsu Co., Ltd.......................................   5,400    112,766
    Sumitomo Electric Industries, Ltd................................  47,700    654,146
    Sumitomo Forestry Co., Ltd.......................................  29,400    426,727
    Sumitomo Heavy Industries, Ltd...................................  25,900    804,507
    Sumitomo Metal Mining Co., Ltd...................................  18,200    608,784
    Sumitomo Mitsui Construction Co., Ltd............................  44,700    253,679
    Sumitomo Mitsui Financial Group, Inc.............................  73,900  2,623,684
    Sumitomo Mitsui Financial Group, Inc., Sponsored ADR.............   6,000     42,600
    Sumitomo Mitsui Trust Holdings, Inc..............................  18,600    677,885
*   Sumitomo Precision Products Co., Ltd.............................     300      9,813
    Sumitomo Realty & Development Co., Ltd...........................  20,500    744,114
    Sumitomo Riko Co., Ltd...........................................   4,100     35,675
    Sumitomo Seika Chemicals Co., Ltd................................   2,000     63,663
    Sumitomo Warehouse Co., Ltd. (The)...............................   6,600     89,447
    Sun Frontier Fudousan Co., Ltd...................................   9,200    111,936
    Suncall Corp.....................................................   2,600     11,676
    Sundrug Co., Ltd.................................................  15,700    519,524
    Suntory Beverage & Food, Ltd.....................................   7,700    329,181
    Sun-Wa Technos Corp..............................................   1,100     10,752
*   Suruga Bank, Ltd.................................................  10,500     45,635
    Sushiro Global Holdings, Ltd.....................................   1,900    130,631
    Suzuken Co., Ltd.................................................   3,490    186,345
    Suzuki Co., Ltd..................................................     700      5,079
    Suzuki Motor Corp................................................  30,800  1,454,195
    SWCC Showa Holdings Co., Ltd.....................................   2,900     25,174
    Sysmex Corp......................................................  16,700  1,089,642

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Systena Corp..................................................... 11,300 $  162,373
    Syuppin Co., Ltd.................................................  1,800     15,571
    T Hasegawa Co., Ltd..............................................  6,300    117,411
    T RAD Co., Ltd...................................................    800     15,623
    T&D Holdings, Inc................................................ 66,200    737,318
    T&K Toka Co., Ltd................................................  1,000      9,583
    Tachibana Eletech Co., Ltd.......................................  1,800     30,126
    Tachikawa Corp...................................................  1,000     13,114
    Tachi-S Co., Ltd.................................................  3,600     47,814
#   Tadano, Ltd...................................................... 17,300    156,811
    Taihei Dengyo Kaisha, Ltd........................................  3,400     80,220
    Taiho Kogyo Co., Ltd.............................................  1,600     12,798
    Taikisha, Ltd....................................................  5,600    181,150
    Taiko Bank, Ltd. (The)...........................................  1,400     22,535
    Taisei Corp...................................................... 30,300  1,194,833
    Taisho Pharmaceutical Holdings Co., Ltd..........................    600     42,705
    Taiyo Holdings Co., Ltd..........................................  3,100    112,345
    Taiyo Nippon Sanso Corp..........................................  5,800    135,776
    Takamatsu Construction Group Co., Ltd............................  2,700     64,971
    Takamiya Co., Ltd................................................  3,400     22,136
    Takano Co., Ltd..................................................    200      1,496
    Takaoka Toko Co., Ltd............................................  1,400     15,885
    Takara Bio, Inc..................................................  3,400     69,337
    Takara Holdings, Inc.............................................  1,400     13,897
    Takara Printing Co., Ltd.........................................    800     12,900
    Takara Standard Co., Ltd.........................................  6,600    115,752
    Takasago International Corp......................................  3,600     90,347
    Takasago Thermal Engineering Co., Ltd............................  7,000    126,639
    Takashimaya Co., Ltd............................................. 27,200    315,738
    Take And Give Needs Co., Ltd.....................................  1,500     17,415
    TAKEBISHI Corp...................................................  1,000     13,241
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR....................  5,752    103,363
    Takeda Pharmaceutical Co., Ltd................................... 52,130  1,883,616
    Takeei Corp......................................................  3,000     34,835
    Takeuchi Manufacturing Co., Ltd..................................  9,100    142,199
    Takihyo Co., Ltd.................................................    500      8,784
    Takisawa Machine Tool Co., Ltd...................................  1,100     13,681
    Takuma Co., Ltd..................................................  5,400     64,260
    Tama Home Co., Ltd...............................................  2,100     36,675
    Tamron Co., Ltd..................................................  1,000     21,837
    Tanseisha Co., Ltd...............................................  3,700     38,897
*   Tateru, Inc......................................................  4,000      7,974
    Tatsuta Electric Wire and Cable Co., Ltd......................... 10,400     57,031
    Tayca Corp.......................................................  3,300     65,098
    Tbk Co., Ltd.....................................................  3,900     16,320
#   TDC Soft, Inc....................................................  1,200      9,898
    TechMatrix Corp..................................................  1,500     33,578
    Techno Ryowa, Ltd................................................  1,600     11,772
    TechnoPro Holdings, Inc.......................................... 10,200    627,360
    Tecnos Japan, Inc................................................  1,300      6,489
    Teijin, Ltd...................................................... 57,800  1,158,216
    Teikoku Electric Manufacturing Co., Ltd..........................  2,000     23,338
    Teikoku Sen-I Co., Ltd...........................................  1,700     31,280
    Teikoku Tsushin Kogyo Co., Ltd...................................    900     10,042
    Tekken Corp......................................................  2,900     77,751
    Tenma Corp.......................................................  3,400     62,147
    Tenpos Holdings Co., Ltd.........................................    900     18,213
    Terumo Corp...................................................... 21,200    691,899
    T-Gaia Corp......................................................  4,300    103,413

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    THK Co., Ltd..................................................... 13,200 $  379,570
    Tigers Polymer Corp..............................................  1,800     10,469
    TIS, Inc.........................................................  9,800    594,208
    TKC Corp.........................................................  1,500     63,189
    Toa Corp.........................................................  1,900     21,833
    Toa Corp.........................................................  4,400     59,195
    Toa Oil Co., Ltd.................................................    300      6,883
    TOA ROAD Corp....................................................    300      9,929
    Toagosei Co., Ltd................................................ 20,800    230,542
    Tobishima Corp...................................................  1,930     25,882
    Tobu Railway Co., Ltd............................................ 10,300    343,710
    TOC Co., Ltd..................................................... 10,400     75,535
    Tocalo Co., Ltd.................................................. 15,500    152,809
    Tochigi Bank, Ltd. (The)......................................... 17,000     35,696
    Toda Corp........................................................ 43,900    274,223
    Toei Animation Co., Ltd..........................................  1,200     55,981
    Toei Co., Ltd....................................................    900    124,627
    Toenec Corp......................................................  2,800     91,341
    Toho Bank, Ltd. (The)............................................ 24,600     60,218
    Toho Co., Ltd....................................................  3,200    129,233
    Toho Co., Ltd....................................................  1,500     24,196
    Toho Gas Co., Ltd................................................ 12,600    490,752
    Toho Holdings Co., Ltd........................................... 15,100    382,972
#   Toho Titanium Co., Ltd...........................................  4,300     35,409
    Toho Zinc Co., Ltd...............................................  2,300     46,673
    Tohoku Bank, Ltd. (The)..........................................  2,400     22,202
    Tohokushinsha Film Corp..........................................  2,900     17,347
    Tohto Suisan Co., Ltd............................................    700     17,088
    Tokai Carbon Co., Ltd............................................ 44,800    452,430
    Tokai Corp.......................................................  2,300     53,528
    Tokai Rika Co., Ltd..............................................  6,800    131,242
#   Tokai Tokyo Financial Holdings, Inc.............................. 25,600     66,753
    Token Corp.......................................................  2,320    148,783
    Tokio Marine Holdings, Inc....................................... 32,700  1,767,945
    Tokushu Tokai Paper Co., Ltd.....................................  1,300     48,879
*   Tokyo Base Co., Ltd..............................................  3,100     21,014
    Tokyo Broadcasting System Holdings, Inc..........................  6,300    100,456
    Tokyo Century Corp............................................... 13,900    641,843
    Tokyo Dome Corp.................................................. 11,200     98,781
    Tokyo Electron Device, Ltd.......................................  1,100     21,043
    Tokyo Electron, Ltd.............................................. 11,900  2,410,923
    Tokyo Energy & Systems, Inc......................................  3,500     32,637
    Tokyo Gas Co., Ltd............................................... 33,900    827,534
    Tokyo Individualized Educational Institute, Inc..................  1,300      9,483
    Tokyo Keiki, Inc.................................................  1,000      8,801
    Tokyo Kiraboshi Financial Group, Inc.............................  4,285     60,351
    Tokyo Ohka Kogyo Co., Ltd........................................  7,900    312,867
    Tokyo Rope Manufacturing Co., Ltd................................  3,300     34,966
    Tokyo Sangyo Co., Ltd............................................  2,400     12,511
    Tokyo Seimitsu Co., Ltd..........................................  8,700    279,436
    Tokyo Tatemono Co., Ltd.......................................... 37,200    529,262
    Tokyo Theatres Co., Inc..........................................  1,000     12,907
    Tokyotokeiba Co., Ltd............................................  1,600     50,523
    Tokyu Construction Co., Ltd...................................... 18,600    147,319
    Tokyu Corp....................................................... 26,083    493,314
    Tokyu Fudosan Holdings Corp...................................... 88,600    587,675
    Tokyu Recreation Co., Ltd........................................    300     13,990
    Toli Corp........................................................  4,700     12,685
    Tomato Bank, Ltd.................................................  3,000     29,594

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Tomoe Corp.......................................................   3,500 $   13,600
    Tomoe Engineering Co., Ltd.......................................   1,000     21,765
    Tomoku Co., Ltd..................................................     600      9,615
    TOMONY Holdings, Inc.............................................  17,400     60,584
    Tomy Co., Ltd....................................................  20,300    220,139
    Tonami Holdings Co., Ltd.........................................     700     32,304
    Topcon Corp......................................................  28,600    394,353
    Toppan Forms Co., Ltd............................................  10,100    100,958
    Toppan Printing Co., Ltd.........................................  15,240    281,869
    Topre Corp.......................................................   4,200     72,881
    Topy Industries, Ltd.............................................   3,300     67,460
    Toray Industries, Inc............................................ 117,207    828,318
#   Torex Semiconductor, Ltd.........................................     900     12,042
    Toridoll Holdings Corp...........................................   3,200     73,082
    Torigoe Co., Ltd. (The)..........................................   3,600     31,046
#   Torikizoku Co., Ltd..............................................   1,000     18,475
    Torishima Pump Manufacturing Co., Ltd............................   2,400     22,854
    Tosei Corp.......................................................   9,700    122,354
    Toshiba Corp.....................................................     500     17,098
    Toshiba Machine Co., Ltd.........................................   4,700    105,173
    Toshiba Plant Systems & Services Corp............................   2,800     54,709
    Toshiba TEC Corp.................................................   6,300    227,213
    Totech Corp......................................................     500     10,882
    Totetsu Kogyo Co., Ltd...........................................   4,300    134,056
    TOTO, Ltd........................................................  10,800    440,919
    Tottori Bank, Ltd. (The).........................................   1,400     18,375
    Tow Co., Ltd.....................................................   2,900     20,680
    Towa Bank, Ltd. (The)............................................   3,400     28,869
    Towa Corp........................................................   2,800     27,536
    Towa Pharmaceutical Co., Ltd.....................................   5,600    143,599
    Toyo Construction Co., Ltd.......................................  14,800     69,542
    Toyo Corp........................................................   4,000     41,210
    Toyo Denki Seizo K.K.............................................     200      2,892
*   Toyo Engineering Corp............................................   6,700     42,676
    Toyo Ink SC Holdings Co., Ltd....................................  10,400    253,470
    Toyo Kanetsu K.K.................................................   2,700     50,689
#   Toyo Logistics Co., Ltd..........................................   3,900     11,688
    Toyo Machinery & Metal Co., Ltd..................................   1,800      9,697
    Toyo Securities Co., Ltd.........................................  25,300     40,288
    Toyo Seikan Group Holdings, Ltd..................................  26,800    423,530
    Toyo Suisan Kaisha, Ltd..........................................   3,700    155,788
    Toyo Tanso Co., Ltd..............................................   2,700     63,794
    Toyo Wharf & Warehouse Co., Ltd..................................     900     11,816
    Toyobo Co., Ltd..................................................  22,223    300,385
    Toyoda Gosei Co., Ltd............................................  15,500    362,618
    Toyota Boshoku Corp..............................................  17,300    254,185
    Toyota Industries Corp...........................................   4,700    282,012
    Toyota Motor Corp., Sponsored ADR................................  20,409  2,827,667
    Toyota Motor Corp................................................ 143,419  9,950,537
    TPR Co., Ltd.....................................................   5,100     91,301
    Trancom Co., Ltd.................................................   1,600    105,592
    Transaction Co., Ltd.............................................   1,000      8,816
    Trend Micro, Inc.................................................  13,100    661,213
    Tri Chemical Laboratories, Inc...................................     800     52,234
    Trusco Nakayama Corp.............................................   5,600    135,402
    Trust Tech, Inc..................................................   5,400     68,444
    TS Tech Co., Ltd.................................................   8,700    278,639
    TSI Holdings Co., Ltd............................................  16,600     86,701
    Tsubaki Nakashima Co., Ltd.......................................   9,700    165,115

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Tsubakimoto Chain Co.............................................  5,300 $181,079
    Tsubakimoto Kogyo Co., Ltd.......................................    600   24,628
#   Tsugami Corp.....................................................  9,000   83,149
    Tsukui Corp...................................................... 11,000   45,328
    Tsuruha Holdings, Inc............................................  3,300  371,212
    Tsurumi Manufacturing Co., Ltd...................................  4,200   82,796
    Tsutsumi Jewelry Co., Ltd........................................  2,500   45,431
    TV Asahi Holdings Corp...........................................  4,400   68,723
    Tv Tokyo Holdings Corp...........................................  3,500   72,857
    UACJ Corp........................................................  8,800  161,199
    Uchida Yoko Co., Ltd.............................................    900   35,367
    Ulvac, Inc.......................................................  9,200  402,495
    UMC Electronics Co., Ltd.........................................    600    2,646
    Unicharm Corp.................................................... 21,300  721,876
    Uniden Holdings Corp.............................................  1,000   18,144
    UNIMAT Retirement Community Co., Ltd.............................  1,400   20,321
    Union Tool Co....................................................    900   28,682
    Unipres Corp.....................................................  5,000   81,778
    United Arrows, Ltd...............................................  5,200  158,960
    United Super Markets Holdings, Inc............................... 11,700  105,238
    UNITED, Inc......................................................  1,000   10,987
    Universal Entertainment Corp.....................................  3,700  123,469
    Unizo Holdings Co., Ltd..........................................  4,900  226,000
    Usen-Next Holdings Co., Ltd......................................  1,300   12,366
    Ushio, Inc....................................................... 23,100  345,226
    USS Co., Ltd..................................................... 20,100  389,300
#   UT Group Co., Ltd................................................  7,600  188,781
    Utoc Corp........................................................  2,100   10,842
#   V Technology Co., Ltd............................................  2,100  124,938
    Valor Holdings Co., Ltd.......................................... 10,200  174,035
    Valqua, Ltd......................................................  1,000   22,281
    Value HR Co., Ltd................................................    400   12,108
    ValueCommerce Co., Ltd...........................................  3,500   53,848
*   Vector, Inc......................................................  6,200   58,295
#*  VIA Holdings, Inc................................................  1,700   10,545
*   Vision, Inc......................................................  3,000   43,996
#   Vital KSK Holdings, Inc..........................................  8,300   84,747
    VT Holdings Co., Ltd............................................. 17,400   77,757
    Wacoal Holdings Corp............................................. 12,200  320,755
    Wacom Co., Ltd................................................... 34,000  126,549
    Wakachiku Construction Co., Ltd..................................  1,200   18,236
    Wakita & Co., Ltd................................................  8,300   83,896
    Warabeya Nichiyo Holdings Co., Ltd...............................  1,600   28,167
#   Watahan & Co., Ltd...............................................  1,300   24,802
    Watts Co., Ltd...................................................  1,800   10,211
    WDB Holdings Co., Ltd............................................  2,400   61,003
    Weathernews, Inc.................................................    500   15,789
    Welcia Holdings Co., Ltd.........................................  4,700  270,063
    West Japan Railway Co............................................  4,900  425,763
    Will Group, Inc..................................................    700    6,414
    WIN-Partners Co., Ltd............................................  1,100   14,386
#   Workman Co., Ltd.................................................  1,600  113,247
    World Holdings Co., Ltd..........................................  2,300   38,525
    Wowow, Inc.......................................................  1,300   31,269
    Xebio Holdings Co., Ltd..........................................  5,600   62,756
    Yahagi Construction Co., Ltd.....................................  5,300   37,607
    Yaizu Suisankagaku Industry Co., Ltd.............................  1,300   12,403
    Yakult Honsha Co., Ltd........................................... 10,700  613,214
#   YAKUODO Holdings Co., Ltd........................................  1,700   40,986

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
JAPAN -- (Continued)
    YAMABIKO Corp....................................................   7,100 $     80,600
    YAMADA Consulting Group Co., Ltd.................................     400        7,211
    Yamada Denki Co., Ltd............................................  51,300      247,958
    Yamagata Bank, Ltd. (The)........................................   3,400       47,976
    Yamaguchi Financial Group, Inc...................................  17,200      120,680
    Yamaha Corp......................................................   7,300      339,956
    Yamaha Motor Co., Ltd............................................  54,000    1,056,938
*   Yamaha Motor Robotics Holdings Co., Ltd..........................     400        2,224
    Yamaichi Electronics Co., Ltd....................................   3,500       47,310
#   YA-MAN, Ltd......................................................   5,300       34,284
    Yamanashi Chuo Bank, Ltd. (The)..................................   3,300       32,932
    Yamatane Corp....................................................   1,400       18,305
    Yamato Corp......................................................   3,900       26,415
    Yamato Holdings Co., Ltd.........................................  15,500      259,975
    Yamato International, Inc........................................     400        1,439
    Yamaya Corp......................................................   1,000       19,452
    Yamazaki Baking Co., Ltd.........................................  18,300      311,991
    Yamazawa Co., Ltd................................................     700       10,714
    Yamazen Corp.....................................................  10,600       97,868
    Yaoko Co., Ltd...................................................   4,200      195,893
    Yaskawa Electric Corp............................................  39,800    1,513,902
    Yasuda Logistics Corp............................................   1,500       13,439
#   Yasunaga Corp....................................................   1,200       15,168
    Yellow Hat, Ltd..................................................   6,000       97,683
    Yodogawa Steel Works, Ltd........................................   4,700       88,745
    Yokogawa Bridge Holdings Corp....................................   7,000      128,149
    Yokogawa Electric Corp...........................................  19,500      357,297
    Yokohama Reito Co., Ltd..........................................  11,600      115,070
#   Yokowo Co., Ltd..................................................   1,600       46,099
    Yomeishu Seizo Co., Ltd..........................................   1,400       25,465
    Yomiuri Land Co., Ltd............................................     600       25,708
    Yondenko Corp....................................................     400       10,238
#   Yondoshi Holdings, Inc...........................................   2,300       56,003
    Yoshinoya Holdings Co., Ltd......................................   2,600       60,459
#   Yossix Co., Ltd..................................................     400       11,101
    Yuasa Funashoku Co., Ltd.........................................     400       13,567
    Yuasa Trading Co., Ltd...........................................   3,600      111,682
#   Yume No Machi Souzou Iinkai Co., Ltd.............................   2,400       22,070
#   Yumeshin Holdings Co., Ltd.......................................  12,000      106,934
    Yurtec Corp......................................................  10,600       65,543
    Z Holdings Corp.................................................. 178,500      549,551
    Zenitaka Corp. (The).............................................     400       15,747
    Zenkoku Hosho Co., Ltd...........................................  12,700      530,212
#   Zenrin Co., Ltd..................................................   7,450      134,923
    Zensho Holdings Co., Ltd.........................................   8,700      184,011
    Zeon Corp........................................................  37,900      431,745
    ZIGExN Co., Ltd..................................................   9,900       53,085
    Zojirushi Corp...................................................   5,400       82,865
#   ZOZO, Inc........................................................  23,800      554,372
    Zuiko Corp.......................................................     400       12,362
                                                                              ------------
TOTAL JAPAN..........................................................          336,109,105
                                                                              ------------
NETHERLANDS -- (3.8%)
    Aalberts NV......................................................  19,728      794,995
    ABN AMRO Bank NV.................................................  38,120      710,559
    Accell Group NV..................................................   4,183      103,907
    Aegon NV......................................................... 325,841    1,413,607
    Akzo Nobel NV....................................................  14,532    1,339,795
*   Altice Europe NV.................................................  55,324      316,553

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NETHERLANDS -- (Continued)
*   Altice Europe NV, Class B........................................   5,130 $    29,483
#   AMG Advanced Metallurgical Group NV..............................   2,691      66,208
    Amsterdam Commodities NV.........................................   2,816      60,663
    APERAM SA........................................................   7,340     188,066
    Arcadis NV.......................................................  18,367     363,116
    ASM International NV.............................................   8,884     895,701
    ASML Holding NV..................................................   5,120   1,342,002
#   ASML Holding NV..................................................  16,997   4,452,704
    ASR Nederland NV.................................................  45,690   1,674,931
*   Basic-Fit NV.....................................................   4,491     137,357
    BE Semiconductor Industries NV...................................  16,622     616,224
#   Brunel International NV..........................................   1,440      13,335
    Coca-Cola European Partners P.L.C................................  24,444   1,310,910
    Corbion NV.......................................................  15,671     452,724
    Flow Traders.....................................................   4,407     103,787
    ForFarmers NV....................................................   5,548      33,660
#*  Fugro NV.........................................................  16,706     151,435
    GrandVision NV...................................................   8,498     259,785
*   Heijmans NV......................................................   2,550      20,649
    Heineken NV......................................................  18,874   1,927,403
#   Hunter Douglas NV................................................     708      45,353
    IMCD NV..........................................................  10,082     787,244
#   ING Groep NV, Sponsored ADR......................................  52,727     597,397
    ING Groep NV..................................................... 206,964   2,343,554
    Intertrust NV....................................................  10,668     203,080
    Kendrion NV......................................................   2,897      61,547
    Koninklijke Ahold Delhaize NV, Sponsored ADR.....................     839      20,877
    Koninklijke Ahold Delhaize NV.................................... 204,260   5,090,170
#   Koninklijke BAM Groep NV.........................................  59,131     150,124
    Koninklijke DSM NV...............................................  19,555   2,320,943
    Koninklijke KPN NV............................................... 952,536   2,957,022
    Koninklijke Philips NV...........................................  43,762   1,920,017
#   Koninklijke Philips NV...........................................  25,354   1,113,041
    Koninklijke Vopak NV.............................................  10,897     598,634
*   Lucas Bols NV....................................................   1,956      31,073
    Nederland Apparatenfabriek.......................................     848      45,530
    NN Group NV......................................................  37,766   1,441,033
    Ordina NV........................................................  14,209      29,031
#   PostNL NV........................................................  71,767     164,894
    Randstad NV......................................................  39,023   2,165,653
    Signify NV.......................................................  23,335     683,717
    Sligro Food Group NV.............................................   3,972     101,098
*   Takeaway.com NV..................................................   1,499     122,271
    TKH Group NV.....................................................   9,890     506,986
    TomTom NV........................................................  12,359     139,956
#   Unilever NV......................................................  97,673   5,786,149
#   Unilever NV......................................................  33,039   1,952,825
    Van Lanschot Kempen NV...........................................   2,578      59,438
    Wolters Kluwer NV................................................  53,315   3,926,809
                                                                              -----------
TOTAL NETHERLANDS....................................................          54,145,025
                                                                              -----------
NEW ZEALAND -- (0.4%)
    Arvida Group, Ltd................................................  58,199      56,314
    Auckland International Airport, Ltd..............................  63,890     380,775
    Briscoe Group, Ltd...............................................   5,956      13,932
    Chorus, Ltd......................................................  94,399     320,969
    Chorus, Ltd., ADR................................................     880      14,942
    EBOS Group, Ltd..................................................  14,190     224,123
    Fisher & Paykel Healthcare Corp., Ltd............................  43,677     535,707

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
NEW ZEALAND -- (Continued)
#   Fletcher Building, Ltd........................................... 135,780 $  398,940
    Fletcher Building, Ltd...........................................   1,711      5,017
    Freightways, Ltd.................................................  26,683    131,643
    Gentrack Group, Ltd..............................................   3,743     12,236
    Hallenstein Glasson Holdings, Ltd................................   4,953     19,630
    Heartland Group Holdings, Ltd....................................  94,346     99,081
    Infratil, Ltd.................................................... 120,225    379,877
    Investore Property, Ltd..........................................  22,058     27,289
    Kathmandu Holdings, Ltd..........................................  11,625     23,380
    Mainfreight, Ltd.................................................   4,854    125,044
    Mercury NZ, Ltd..................................................  63,879    203,134
    Meridian Energy, Ltd.............................................  97,023    285,994
    Metlifecare, Ltd.................................................  12,225     37,767
    NEW Zealand King Salmon Investments, Ltd.........................   6,477      9,485
    New Zealand Refining Co., Ltd. (The).............................  40,839     53,632
#   NZME, Ltd........................................................   3,265        834
    NZX, Ltd.........................................................  49,423     40,865
    Oceania Healthcare, Ltd..........................................  22,693     14,984
    PGG Wrightson, Ltd...............................................   2,884      4,546
    Port of Tauranga, Ltd............................................  20,445     87,626
*   Pushpay Holdings, Ltd............................................   8,107     16,327
*   Restaurant Brands New Zealand, Ltd...............................   3,895     29,752
#   Ryman Healthcare, Ltd............................................  10,095     83,435
    Sanford, Ltd.....................................................  10,196     46,410
    Scales Corp., Ltd................................................  17,828     59,716
    Skellerup Holdings, Ltd..........................................  11,410     16,813
    SKY Network Television, Ltd......................................  56,118     32,431
    Spark New Zealand, Ltd........................................... 251,037    720,141
#   Steel & Tube Holdings, Ltd.......................................   4,051      2,337
    Summerset Group Holdings, Ltd....................................   9,220     38,857
*   Synlait Milk, Ltd................................................   4,558     27,456
    Tourism Holdings, Ltd............................................  31,632     71,947
*   TOWER, Ltd.......................................................   3,696      1,612
    Turners Automotive Group, Ltd....................................   4,885      7,922
    Vista Group International, Ltd...................................   6,694     16,728
    Warehouse Group, Ltd. (The)......................................  21,957     37,458
    Z Energy, Ltd.................................................... 125,390    430,585
                                                                              ----------
TOTAL NEW ZEALAND....................................................          5,147,693
                                                                              ----------
NORWAY -- (0.7%)
    ABG Sundal Collier Holding ASA...................................  66,881     24,720
#*  Adevinta ASA, Class B............................................  14,332    163,936
    AF Gruppen ASA...................................................   3,559     68,492
*   Akastor ASA......................................................  49,939     56,630
*   Aker Solutions ASA...............................................  39,627     91,493
    American Shipping Co. ASA........................................   3,443     13,437
    Atea ASA.........................................................  20,193    255,147
    Austevoll Seafood ASA............................................   9,985    100,829
*   Avance Gas Holding, Ltd..........................................   4,868     22,237
#   B2Holding ASA....................................................  42,116     37,297
    Bakkafrost P/F...................................................   3,980    249,231
    Bonheur ASA......................................................   2,378     46,977
    Borregaard ASA...................................................  18,199    175,346
*   BW Offshore, Ltd.................................................  32,972    251,826
    Data Respons ASA.................................................   5,651     22,427
    DNB ASA..........................................................  91,233  1,661,105
*   DOF ASA..........................................................  21,762      3,278
    Entra ASA........................................................  23,570    352,965
    Europris ASA.....................................................  46,953    127,425

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NORWAY -- (Continued)
    Gjensidige Forsikring ASA........................................  15,577 $   291,214
    Golar LNG, Ltd...................................................     568       7,821
    Grieg Seafood ASA................................................   7,968      97,717
*   Kongsberg Automotive ASA.........................................  23,789      12,393
    Kongsberg Gruppen ASA............................................   5,954      87,961
    Kvaerner ASA.....................................................  48,650      61,745
    Leroy Seafood Group ASA..........................................  51,677     347,140
    Mowi ASA.........................................................  31,247     762,805
#*  Nordic Nanovector ASA............................................   2,120       4,769
*   Nordic Semiconductor ASA.........................................  15,812      90,061
    Norsk Hydro ASA..................................................  19,130      67,597
    Norway Royal Salmon ASA..........................................   1,033      24,412
*   Norwegian Finans Holding ASA.....................................  11,866     114,603
    Norwegian Property ASA...........................................  10,414      14,953
    Ocean Yield ASA..................................................  18,561     103,789
*   Odfjell Drilling, Ltd............................................  25,534      74,064
    Olav Thon Eiendomsselskap ASA....................................   2,241      35,614
    Orkla ASA........................................................  56,550     543,549
*   Otello Corp. ASA.................................................  23,775      39,929
*   PGS ASA..........................................................  56,139      95,014
*   Prosafe SE.......................................................     682         534
*   Protector Forsikring ASA.........................................  10,980      55,397
    Salmar ASA.......................................................   4,785     223,305
    Sbanken ASA......................................................   8,009      56,902
#   Scatec Solar ASA.................................................  22,216     247,148
#   Schibsted ASA, Class A...........................................   6,229     182,936
#   Schibsted ASA, Class B...........................................   8,103     226,081
    Selvaag Bolig ASA................................................   8,011      44,195
    Solon Eiendom ASA................................................   2,379       8,686
    SpareBank 1 SR-Bank ASA..........................................  20,141     214,614
    Storebrand ASA...................................................  78,333     553,774
    Subsea 7 SA......................................................  47,932     450,307
    TGS NOPEC Geophysical Co. ASA....................................  28,118     730,254
    Tomra Systems ASA................................................   7,033     189,562
    Treasure ASA.....................................................   7,397      10,963
    Veidekke ASA.....................................................  14,554     157,821
    Wilh Wilhelmsen Holding ASA, Class A.............................   2,067      32,119
*   XXL ASA..........................................................   8,040      16,481
                                                                              -----------
TOTAL NORWAY.........................................................          10,003,027
                                                                              -----------
PORTUGAL -- (0.1%)
    Altri SGPS SA....................................................   8,565      52,282
    Banco Espirito Santo SA..........................................  18,689           0
#   CTT-Correios de Portugal SA......................................  24,510      78,360
    Jeronimo Martins SGPS SA.........................................  55,551     933,459
#   Mota-Engil SGPS SA...............................................  25,583      56,670
    Navigator Co. SA (The)...........................................  23,589      85,125
    NOS SGPS SA......................................................  57,353     340,981
    REN--Redes Energeticas Nacionais SGPS SA.........................  81,548     242,052
    Sonae Capital SGPS SA............................................  11,819       9,314
    Sonae SGPS SA.................................................... 193,650     195,381
                                                                              -----------
TOTAL PORTUGAL.......................................................           1,993,624
                                                                              -----------
SINGAPORE -- (0.8%)
    Accordia Golf Trust.............................................. 113,300      47,859
    AEM Holdings, Ltd................................................  37,300      40,978
    Ascendas India Trust.............................................  70,300      84,166
    Banyan Tree Holdings, Ltd........................................  47,000      15,365

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SINGAPORE -- (Continued)
#   Best World International, Ltd....................................  54,600 $   40,575
    Boustead Projects, Ltd...........................................   5,100      3,544
    Boustead Singapore, Ltd..........................................  50,700     29,030
    BreadTalk Group, Ltd.............................................  21,400      8,407
    Bukit Sembawang Estates, Ltd.....................................  25,800     92,096
    Bund Center Investment, Ltd......................................   5,250      2,158
    Centurion Corp., Ltd.............................................  30,100      9,506
    China Aviation Oil Singapore Corp., Ltd..........................  58,000     51,941
    China Sunsine Chemical Holdings, Ltd.............................  10,300      8,616
    Chip Eng Seng Corp., Ltd.........................................  86,900     39,302
    CITIC Envirotech, Ltd............................................ 135,700     34,374
    City Developments, Ltd...........................................  54,800    433,972
*   COSCO Shipping International Singapore Co., Ltd..................  43,600      9,273
    CSE Global, Ltd..................................................  50,200     19,372
    Dairy Farm International Holdings, Ltd...........................  31,100    187,449
    DBS Group Holdings, Ltd.......................................... 105,094  2,003,183
    Del Monte Pacific, Ltd...........................................  92,600      8,907
    Delfi, Ltd.......................................................  28,200     20,552
*   Ezion Holdings, Ltd.............................................. 350,280      4,145
#*  Ezra Holdings, Ltd............................................... 194,482      1,477
    Far East Orchard, Ltd............................................  17,400     14,951
    Food Empire Holdings, Ltd........................................  44,600     17,694
    Fraser and Neave, Ltd............................................  15,000     18,852
    Frasers Property, Ltd............................................  39,100     52,890
    Frencken Group, Ltd..............................................  50,100     25,341
    Fu Yu Corp., Ltd................................................. 139,000     22,957
    Genting Singapore, Ltd........................................... 406,400    280,381
    GL, Ltd..........................................................  18,400     10,690
    Great Eastern Holdings, Ltd......................................   4,400     70,639
    GuocoLand, Ltd...................................................  50,066     73,890
*   Halcyon Agri Corp., Ltd..........................................  28,372      9,479
    Haw Par Corp., Ltd...............................................  15,100    148,686
    Health Management International, Ltd.............................  27,500     14,648
    Hi-P International, Ltd..........................................  16,200     17,064
    Ho Bee Land, Ltd.................................................  20,300     34,893
    Hong Fok Corp., Ltd..............................................  41,300     24,719
*   Hong Leong Asia, Ltd.............................................  47,900     21,971
    Hong Leong Finance, Ltd..........................................  33,200     64,140
    Hongkong Land Holdings, Ltd......................................  47,000    258,190
    Hour Glass, Ltd. (The)...........................................  18,600     11,013
#   Hutchison Port Holdings Trust.................................... 853,200    132,162
    iFAST Corp., Ltd.................................................  14,500     10,759
    k1 Ventures, Ltd.................................................  17,100          0
    Lian Beng Group, Ltd.............................................  30,000     11,145
    Metro Holdings, Ltd..............................................  49,500     33,811
#*  Midas Holdings, Ltd.............................................. 200,100      5,295
*   mm2 Asia, Ltd....................................................  84,400     13,942
    NSL, Ltd.........................................................   2,000      1,426
    Oversea-Chinese Banking Corp., Ltd............................... 209,157  1,681,457
    Oxley Holdings, Ltd.............................................. 114,476     28,563
*   Pacc Offshore Services Holdings, Ltd.............................  40,700      3,799
    Perennial Real Estate Holdings, Ltd..............................  30,700     12,292
    Q&M Dental Group Singapore, Ltd..................................  44,400     16,975
*   Raffles Education Corp., Ltd.....................................   6,903        405
    Riverstone Holdings, Ltd.........................................  18,900     13,532
    SATS, Ltd........................................................  86,260    319,893
    SBS Transit, Ltd.................................................   5,900     17,557
*   Sembcorp Marine, Ltd.............................................  62,200     62,502
    Sheng Siong Group, Ltd........................................... 111,200     95,583

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SINGAPORE -- (Continued)
    SIA Engineering Co., Ltd.........................................    11,900 $    23,332
    Sinarmas Land, Ltd...............................................   101,700      16,797
    Singapore Exchange, Ltd..........................................    92,800     609,282
    Singapore Post, Ltd..............................................   261,400     184,302
#   Singapore Press Holdings, Ltd....................................   261,400     425,401
    Singapore Technologies Engineering, Ltd..........................   174,300     510,585
    Singapore Telecommunications, Ltd................................   311,300     753,830
*   Sino Grandness Food Industry Group, Ltd..........................    75,600       2,498
    Stamford Land Corp., Ltd.........................................    32,000      11,522
    StarHub, Ltd.....................................................    88,600      84,662
    Straits Trading Co., Ltd.........................................     8,300      12,623
    Sunningdale Tech, Ltd............................................    16,000      14,105
*   Swiber Holdings, Ltd.............................................    50,250         753
    Tuan Sing Holdings, Ltd..........................................    69,162      17,007
    UMS Holdings, Ltd................................................    38,500      22,691
    United Engineers, Ltd............................................    47,800      93,141
    United Industrial Corp., Ltd.....................................    20,000      42,609
    United Overseas Bank, Ltd........................................    57,585   1,133,701
    UOB-Kay Hian Holdings, Ltd.......................................    11,465      10,275
    UOL Group, Ltd...................................................    64,851     371,329
    Valuetronics Holdings, Ltd.......................................    39,610      19,608
    Venture Corp., Ltd...............................................    23,300     270,271
    Vicom, Ltd.......................................................     1,600       8,899
    Wing Tai Holdings, Ltd...........................................    81,100     120,950
    Yangzijiang Shipbuilding Holdings Ltd............................   419,400     293,617
*   Yongnam Holdings, Ltd............................................    42,375       4,709
                                                                                -----------
TOTAL SINGAPORE......................................................            11,908,932
                                                                                -----------
SPAIN -- (2.1%)
    Acciona SA.......................................................     6,716     699,661
    Acerinox SA......................................................    41,593     389,949
    ACS Actividades de Construccion y Servicios SA...................    26,039   1,056,604
    Aena SME SA......................................................     6,672   1,224,726
    Alantra Partners SA..............................................     2,655      45,133
    Almirall SA......................................................     6,055     113,726
    Amadeus IT Group SA..............................................    45,771   3,386,059
#*  Amper SA.........................................................   117,290      34,177
    Applus Services SA...............................................    23,199     280,346
    Atresmedia Corp. de Medios de Comunicacion SA....................    20,434      85,518
    Azkoyen SA.......................................................     1,659      12,693
    Banco Bilbao Vizcaya Argentaria SA...............................   149,067     785,108
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR................    88,918     465,043
    Banco de Sabadell SA............................................. 1,015,770   1,116,564
    Banco Santander SA............................................... 1,106,345   4,442,303
    Banco Santander SA, Sponsored ADR................................     9,998      39,593
    Bankinter SA.....................................................   103,179     714,607
    Bolsas y Mercados Espanoles SHMSF SA.............................     7,484     207,600
    CaixaBank SA.....................................................   225,743     647,340
*   Caja de Ahorros del Mediterraneo.................................       233           0
    Construcciones y Auxiliar de Ferrocarriles SA....................     4,301     193,144
*   eDreams ODIGEO SA................................................     6,553      30,108
    Elecnor SA.......................................................     2,680      30,945
    Enagas SA........................................................    53,963   1,335,292
#   Ence Energia y Celulosa SA.......................................    26,204     103,476
    Ercros SA........................................................     7,631      19,453
    Euskaltel SA.....................................................    17,844     166,176
    Faes Farma SA....................................................    53,562     307,799
    Ferrovial SA.....................................................    16,926     499,379
*   Fluidra SA.......................................................     3,712      46,323

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SPAIN -- (Continued)
*   Global Dominion Access SA........................................  22,427 $    94,151
    Grifols SA.......................................................  16,668     537,719
    Grupo Catalana Occidente SA......................................   4,466     156,463
*   Grupo Empresarial San Jose SA....................................   2,330      18,035
*   Grupo Ezentis SA.................................................  13,405       7,624
#   Iberdrola S.A.................................................... 219,973   2,261,099
    Iberpapel Gestion SA.............................................     308       8,477
*   Indra Sistemas SA................................................  44,884     433,584
    Industria de Diseno Textil SA....................................  77,076   2,401,751
    Laboratorios Farmaceuticos Rovi SA...............................     843      20,570
    Liberbank SA..................................................... 245,703      78,713
    Mapfre SA........................................................ 195,982     546,985
*   Masmovil Ibercom SA..............................................   2,316      53,624
    Mediaset Espana Comunicacion SA..................................  62,746     383,934
#*  Obrascon Huarte Lain SA..........................................  12,647      14,581
*   Promotora de Informaciones SA, Class A...........................  39,368      58,485
    Prosegur Cia de Seguridad SA.....................................  63,181     245,184
*   Quabit Inmobiliaria SA...........................................   7,690       6,732
*   Realia Business SA...............................................  46,116      45,502
    Red Electrica Corp. SA...........................................  62,738   1,260,878
    Sacyr S.A........................................................  20,410      58,071
    Siemens Gamesa Renewable Energy SA...............................  35,159     484,029
*   Solaria Energia y Medio Ambiente SA..............................  10,198      78,969
*   Talgo SA.........................................................  10,713      66,961
*   Tecnicas Reunidas SA.............................................   2,322      58,449
#   Telefonica SA, Sponsored ADR.....................................  24,925     191,175
    Telefonica SA.................................................... 215,496   1,654,857
    Tubacex SA.......................................................  26,193      77,737
    Unicaja Banco SA.................................................  47,739      43,232
    Vidrala SA.......................................................     856      74,371
    Vocento SA.......................................................   7,149       9,688
    Zardoya Otis SA..................................................  30,907     234,338
                                                                              -----------
TOTAL SPAIN..........................................................          30,144,813
                                                                              -----------
SWEDEN -- (3.2%)
*   Adapteo Oyj......................................................  10,119     110,783
    AddLife AB, Class B..............................................   2,466      55,268
    AddNode Group AB.................................................   3,605      64,328
    AddTech AB, Class B..............................................  13,966     388,651
    AF POYRY AB......................................................  14,020     298,459
    Alfa Laval AB....................................................  33,141     767,057
    Alimak Group AB..................................................   5,287      69,713
    Arjo AB, Class B.................................................  21,153      87,242
    Assa Abloy AB, Class B...........................................  32,240     765,647
    Atlas Copco AB, Class A..........................................  57,797   2,040,032
    Atlas Copco AB, Class B..........................................  33,586   1,042,117
    Atrium Ljungberg AB, Class B.....................................   4,089      81,423
    Attendo AB.......................................................   7,795      39,802
    Avanza Bank Holding AB...........................................  25,105     214,187
    Axfood AB........................................................  26,570     572,287
    Beijer Alma AB...................................................   6,700      86,162
    Beijer Electronics Group AB......................................   1,922       9,988
    Beijer Ref AB....................................................   6,539     176,535
    Bergman & Beving AB..............................................   4,620      40,420
    Besqab AB........................................................     764      11,414
    Betsson AB.......................................................  31,493     155,122
#   Bilia AB, Class A................................................  35,607     357,328
#   BillerudKorsnas AB...............................................  62,336     749,720
    BioGaia AB, Class B..............................................   4,894     186,471

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SWEDEN -- (Continued)
    Biotage AB.......................................................  5,881 $   60,752
    Bjorn Borg AB....................................................    385        871
    Boliden AB....................................................... 62,832  1,694,420
    Bonava AB, Class B............................................... 19,165    184,839
    Bravida Holding AB............................................... 25,431    234,336
    Bufab AB.........................................................  6,594     71,920
    Bulten AB........................................................  2,524     15,494
    Bure Equity AB................................................... 12,761    197,245
#*  Byggmax Group AB................................................. 14,566     40,882
    Castellum AB..................................................... 12,682    259,165
    Catena AB........................................................  1,630     59,706
    Clas Ohlson AB, Class B..........................................  5,003     48,139
    Cloetta AB, Class B.............................................. 20,472     69,513
*   Collector AB.....................................................  2,336     11,373
    Concentric AB....................................................  6,786     90,729
    Coor Service Management Holding AB...............................  7,184     61,407
    Corem Property Group AB, Class B................................. 10,422     23,230
    Dios Fastigheter AB.............................................. 14,012    116,731
    Dometic Group AB................................................. 48,636    451,548
*   Doro AB..........................................................  4,193     18,243
    Duni AB..........................................................  5,763     77,295
#   Dustin Group AB.................................................. 16,664    132,853
    Eastnine AB......................................................  3,292     40,315
    Elanders AB, Class B.............................................  1,312     11,296
    Electrolux AB.................................................... 49,558  1,302,946
    Elekta AB, Class B............................................... 60,176    838,301
#*  Eltel AB......................................................... 18,484     39,933
*   Enea AB..........................................................  1,835     30,993
#   Epiroc AB, Class A............................................... 35,389    398,737
    Epiroc AB, Class B............................................... 20,800    226,541
    Fabege AB........................................................ 40,352    602,635
    Fagerhult AB.....................................................  6,228     36,953
*   Fastighets AB Balder, Class B.................................... 10,674    413,985
    FastPartner AB...................................................  4,214     35,721
    Fenix Outdoor International AG...................................    474     44,306
#*  Fingerprint Cards AB, Class B.................................... 28,611     53,223
    Getinge AB, Class B.............................................. 33,210    567,776
    GHP Specialty Care AB............................................  7,694     14,238
    Granges AB....................................................... 22,945    223,354
    Gunnebo AB....................................................... 17,460     43,771
    Haldex AB........................................................  5,613     28,260
    Heba Fastighets AB, Class B......................................  4,931     40,400
*   Hembla AB........................................................  5,868    130,867
#   Hennes & Mauritz AB, Class B..................................... 57,955  1,214,708
    Hexagon AB, Class B..............................................  5,897    301,914
    Hexpol AB........................................................ 67,205    599,615
#   HMS Networks AB..................................................  5,291     68,008
*   Hoist Finance AB................................................. 13,881     76,180
    Holmen AB, Class B............................................... 24,728    729,740
    Hufvudstaden AB, Class A......................................... 13,745    230,010
    Humana AB........................................................  1,592      9,559
    Husqvarna AB, Class A............................................  3,992     30,379
    Husqvarna AB, Class B............................................ 66,629    510,438
    ICA Gruppen AB................................................... 11,287    499,469
    Indutrade AB..................................................... 14,827    457,158
*   International Petroleum Corp.....................................  3,960     13,440
#   Intrum AB........................................................ 15,320    413,013
    Inwido AB........................................................ 12,397     82,605
#*  ITAB Shop Concept AB, Class B....................................  2,638      5,016

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
    JM AB............................................................  28,922 $  740,887
    Kindred Group P.L.C..............................................  59,608    432,478
    Klovern AB, Class B..............................................  72,844    127,238
    KNOW IT AB.......................................................   3,745     73,718
    Kungsleden AB....................................................  14,236    129,366
    Lagercrantz Group AB, Class B....................................  10,588    136,227
#   Lifco AB, Class B................................................   4,465    222,702
    Lindab International AB..........................................  16,424    183,708
    Loomis AB, Class B...............................................  19,836    768,038
*   Medivir AB, Class B..............................................   1,257      3,037
#*  Mekonomen AB.....................................................   3,321     28,289
    Millicom International Cellular SA...............................   6,288    286,658
    Momentum Group AB, Class B.......................................   2,281     24,523
#   Nederman Holding AB..............................................   2,490     30,731
    NetEnt AB........................................................  39,181    110,835
    New Wave Group AB, Class B.......................................  15,434     89,798
    Nibe Industrier AB, Class B......................................  32,522    445,305
    Nobia AB.........................................................  30,967    197,724
    Nobina AB........................................................  12,072     76,470
    Nolato AB, Class B...............................................   2,974    166,632
    Nordic Entertainment Group AB, Class B...........................   8,384    238,319
    NP3 Fastigheter AB...............................................   2,467     25,468
*   Nyfosa AB........................................................  18,473    123,450
    OEM International AB, Class B....................................   1,863     39,382
    Opus Group AB....................................................  29,430     15,924
    Pandox AB........................................................  12,647    253,083
    Peab AB..........................................................  46,997    396,300
    Platzer Fastigheter Holding AB, Class B..........................   4,045     40,508
    Proact IT Group AB...............................................   1,939     30,656
*   Qliro Group AB...................................................  16,858     15,047
    Ratos AB, Class B................................................  45,894    118,442
*   RaySearch Laboratories AB........................................   4,605     73,921
    Resurs Holding AB................................................  22,500    132,505
    Rottneros AB.....................................................  17,159     19,230
#   Saab AB, Class B.................................................  14,421    445,349
    Sagax AB, Class B................................................  10,276    118,362
    Sandvik AB.......................................................  83,634  1,477,589
    Scandic Hotels Group AB..........................................  18,056    173,735
    Sectra AB, Class B...............................................   3,843    127,960
    Securitas AB, Class B............................................  32,450    519,593
    Semcon AB........................................................   1,858     11,467
    Skandinaviska Enskilda Banken AB, Class A........................ 143,259  1,374,045
    Skandinaviska Enskilda Banken AB, Class C........................   1,278     12,357
    Skanska AB, Class B..............................................  41,142    876,606
    SKF AB, Class A..................................................   2,127     38,534
    SKF AB, Class B..................................................  53,346    965,891
#   SkiStar AB.......................................................   9,011    108,137
    Svenska Cellulosa AB SCA, Class A................................   3,383     35,771
    Svenska Cellulosa AB SCA, Class B................................  49,734    507,492
    Svenska Handelsbanken AB, Class A................................  85,345    856,506
#   Svenska Handelsbanken AB, Class B................................   2,284     22,952
    Sweco AB, Class B................................................   9,762    343,473
#   Swedbank AB, Class A.............................................  76,796  1,076,164
*   Swedish Orphan Biovitrum AB......................................  14,056    222,905
    Systemair AB.....................................................   2,239     32,216
#   Telefonaktiebolaget LM Ericsson, Sponsored ADR...................  67,310    586,943
    Telefonaktiebolaget LM Ericsson, Class A.........................   3,084     26,916
    Telefonaktiebolaget LM Ericsson, Class B.........................  58,155    508,204
    Telia Co. AB..................................................... 265,372  1,167,347

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    Thule Group AB...................................................  20,444 $   416,320
    Trelleborg AB, Class B...........................................  12,109     195,810
    Troax Group AB...................................................   7,151      79,728
    Vitrolife AB.....................................................   8,912     139,050
    Volvo AB, Class A................................................  28,237     423,161
    Volvo AB, Class B................................................ 187,504   2,809,891
    Wallenstam AB, Class B...........................................  35,024     383,595
    Wihlborgs Fastigheter AB.........................................  23,749     359,329
                                                                              -----------
TOTAL SWEDEN.........................................................          44,896,647
                                                                              -----------
SWITZERLAND -- (7.3%)
#   ABB, Ltd., Sponsored ADR.........................................  40,420     848,416
    ABB, Ltd......................................................... 107,852   2,264,890
    Adecco Group AG..................................................  48,303   2,871,427
*   Alcon, Inc.......................................................  28,956   1,716,222
*   Alcon, Inc.......................................................   4,130     244,240
    Allreal Holding AG...............................................   3,876     755,235
    ALSO Holding AG..................................................   1,680     250,091
*   ams AG...........................................................   5,512     247,669
    APG SGA SA.......................................................     280      82,687
    Arbonia AG.......................................................  10,016     125,779
*   Aryzta AG........................................................  99,010      78,211
    Ascom Holding AG.................................................   9,499      94,191
    Baloise Holding AG...............................................   9,681   1,790,534
    Banque Cantonale de Geneve.......................................     227      45,462
    Banque Cantonale Vaudoise........................................     491     385,004
    Belimo Holding AG................................................      51     319,898
    Bellevue Group AG................................................   1,820      41,480
#   Berner Kantonalbank AG...........................................   1,000     220,508
    BFW Liegenschaften AG............................................     385      17,048
#   Bobst Group SA...................................................   1,036      54,415
    Bossard Holding AG, Class A......................................   1,691     268,554
    Bucher Industries AG.............................................   1,467     454,069
    Burckhardt Compression Holding AG................................     350      83,409
    Burkhalter Holding AG............................................   1,650     130,606
    Calida Holding AG................................................     610      20,096
    Carlo Gavazzi Holding AG.........................................      62      16,658
    Cembra Money Bank AG.............................................   5,216     553,133
    Cham Group AG....................................................      20       8,689
    Cicor Technologies, Ltd..........................................     223      10,490
    Cie Financiere Richemont SA......................................  47,541   3,735,826
    Cie Financiere Tradition SA......................................     384      40,091
    Clariant AG......................................................  18,034     369,923
    Coltene Holding AG...............................................     762      62,389
    Conzzeta AG......................................................     174     151,699
    Credit Suisse Group AG........................................... 142,149   1,759,501
    Credit Suisse Group AG, Sponsored ADR............................  16,308     201,893
    Daetwyler Holding AG.............................................     667     114,951
    DKSH Holding AG..................................................   2,979     141,654
    dormakaba Holding AG.............................................     567     363,204
    Dufry AG.........................................................   6,279     546,120
#   EFG International AG.............................................  16,226     102,534
    Emmi AG..........................................................     401     339,608
    EMS-Chemie Holding AG............................................     903     565,728
#   Feintool International Holding AG................................     280      16,837
    Flughafen Zurich AG..............................................   4,499     810,684
    Forbo Holding AG.................................................     166     264,519
*   GAM Holding AG...................................................  31,976     106,742
    Geberit AG.......................................................   2,333   1,185,374

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------ -----------
SWITZERLAND -- (Continued)
    Georg Fischer AG.................................................    708 $   676,176
    Givaudan SA......................................................  1,520   4,465,660
    Gurit Holding AG.................................................     97     138,549
    Helvetia Holding AG..............................................  7,656   1,075,417
    Hiag Immobilien Holding AG.......................................     90       9,632
#*  HOCHDORF Holding AG..............................................     97       8,095
    Huber & Suhner AG................................................  2,249     149,835
    Hypothekarbank Lenzburg AG.......................................      9      40,876
    Implenia AG......................................................  2,957     112,692
    Inficon Holding AG...............................................    294     210,918
    Interroll Holding AG.............................................    139     287,610
    Intershop Holding AG.............................................    174      95,707
    Investis Holding SA..............................................    355      27,684
    Julius Baer Group, Ltd........................................... 39,240   1,737,688
    Jungfraubahn Holding AG..........................................    375      58,508
    Kardex AG........................................................  1,357     197,198
#   Komax Holding AG.................................................    858     182,580
#   Kudelski SA......................................................  3,540      20,577
    Kuehne + Nagel International AG..................................  6,834   1,104,082
*   Lastminute.com NV................................................    764      31,683
    LEM Holding SA...................................................     36      42,591
    Liechtensteinische Landesbank AG.................................  2,861     188,917
    Logitech International SA........................................ 12,102     496,752
#   Logitech International SA........................................ 13,983     569,807
    Luzerner Kantonalbank AG.........................................    369     154,246
#*  Meier Tobler Group AG............................................    300       4,228
    Metall Zug AG....................................................     31      62,229
    Mobilezone Holding AG............................................  8,435      91,702
    Mobimo Holding AG................................................  1,392     392,567
*   Newron Pharmaceuticals SpA.......................................  2,060      14,010
    Novartis AG, Sponsored ADR....................................... 74,308   6,497,492
    Novartis AG...................................................... 20,654   1,804,647
    OC Oerlikon Corp. AG............................................. 52,972     543,607
*   Orascom Development Holding AG...................................    912      13,698
    Partners Group Holding AG........................................  2,519   1,968,501
    Phoenix Mecano AG................................................     46      20,479
    Plazza AG, Class A...............................................    212      55,675
    PSP Swiss Property AG............................................  7,360     974,206
    Rieter Holding AG................................................    770     104,960
    Roche Holding AG.................................................  2,433     725,342
    Roche Holding AG................................................. 64,348  19,365,904
    Schaffner Holding AG.............................................     38       8,119
    Schindler Holding AG.............................................  2,437     577,115
#*  Schmolz + Bickenbach AG.......................................... 87,913      23,291
    Schweiter Technologies AG........................................    221     226,909
    SFS Group AG.....................................................  2,906     257,438
    SGS SA...........................................................    573   1,494,444
    Sika AG.......................................................... 22,048   3,790,195
#   Sonova Holding AG................................................  5,004   1,148,310
    St Galler Kantonalbank AG........................................    440     192,623
    Straumann Holding AG.............................................  1,679   1,500,156
    Sulzer AG........................................................  4,021     406,653
    Sunrise Communications Group AG..................................    737      57,343
    Swatch Group AG (The)............................................  2,190     607,239
    Swatch Group AG (The)............................................  4,585     246,152
    Swiss Life Holding AG............................................  4,137   2,071,879
    Swiss Prime Site AG.............................................. 10,605   1,093,077
    Swiss Re AG...................................................... 29,578   3,102,398
    Swisscom AG......................................................  7,993   4,088,374

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
SWITZERLAND -- (Continued)
    Swissquote Group Holding SA......................................   1,149 $     50,126
    Tamedia AG.......................................................     447       41,965
    Temenos AG.......................................................  12,271    1,755,623
    u-blox Holding AG................................................   1,030       83,489
    UBS Group AG..................................................... 120,539    1,426,598
*   UBS Group AG.....................................................  89,365    1,051,826
    Valiant Holding AG...............................................   2,309      234,525
    Valora Holding AG................................................     845      242,006
    VAT Group AG.....................................................   6,785      997,609
    Vaudoise Assurances Holding SA...................................     207      114,651
    Vetropack Holding AG.............................................      19       51,583
#   Vifor Pharma AG..................................................   9,795    1,542,509
    Vontobel Holding AG..............................................   7,241      422,176
    VP Bank AG.......................................................     787      122,777
    VZ Holding AG....................................................     330       92,190
    Walliser Kantonalbank............................................     563       64,493
    Warteck Invest AG................................................      17       35,152
#   Ypsomed Holding AG...............................................     484       71,807
    Zehnder Group AG.................................................   1,165       50,926
    Zug Estates Holding AG, Class B..................................       8       16,306
    Zuger Kantonalbank AG............................................      11       67,121
    Zurich Insurance Group AG........................................  11,866    4,647,913
                                                                              ------------
TOTAL SWITZERLAND....................................................          103,676,201
                                                                              ------------
UNITED KINGDOM -- (14.2%)
    3i Group P.L.C................................................... 140,449    2,052,364
    4imprint Group P.L.C.............................................   3,495      134,493
    888 Holdings P.L.C...............................................  70,777      164,665
    A.G. Barr P.L.C..................................................  22,081      158,768
    AA P.L.C......................................................... 107,961       61,562
    Admiral Group P.L.C..............................................  27,650      723,649
    Advanced Medical Solutions Group PLC.............................   9,681       30,638
    Afren P.L.C......................................................  43,528            0
    Alliance Pharma P.L.C............................................  25,622       24,498
    Antofagasta P.L.C................................................  27,235      306,740
    Arrow Global Group P.L.C.........................................  31,377       96,573
    Ascential P.L.C..................................................   6,615       29,973
    Ashmore Group P.L.C..............................................  50,964      307,398
    Ashtead Group P.L.C..............................................  57,463    1,749,508
*   ASOS P.L.C.......................................................   7,251      333,321
    AstraZeneca P.L.C., Sponsored ADR................................ 147,834    7,248,301
    AstraZeneca P.L.C................................................  26,371    2,571,627
    Auto Trader Group P.L.C.......................................... 277,266    2,020,240
    AVEVA Group P.L.C................................................   6,218      336,921
    Aviva P.L.C...................................................... 414,412    2,233,702
    Avon Rubber P.L.C................................................   5,565      127,958
    B&M European Value Retail SA..................................... 197,243      946,251
    Babcock International Group P.L.C................................  88,850      638,138
    BAE Systems P.L.C................................................ 267,718    1,999,776
    Balfour Beatty P.L.C.............................................  81,132      236,420
    Barclays P.L.C., Sponsored ADR................................... 123,111    1,062,448
    Barclays P.L.C...................................................  12,130       26,311
    Barratt Developments P.L.C....................................... 284,899    2,329,848
    BBA Aviation P.L.C............................................... 184,744      726,808
    BCA Marketplace P.L.C............................................  11,013       33,670
    Beazley P.L.C....................................................  82,480      626,874
    Bellway P.L.C....................................................  44,688    1,829,054
    Berkeley Group Holdings P.L.C....................................  46,826    2,669,054
    Bloomsbury Publishing P.L.C......................................  12,823       41,468

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
*   Boohoo Group P.L.C............................................... 134,189 $  458,709
    Bovis Homes Group P.L.C..........................................  35,896    543,903
    Braemar Shipping Services P.L.C..................................   3,084      7,976
    Brewin Dolphin Holdings P.L.C....................................  58,268    251,186
    Britvic P.L.C....................................................  62,758    802,035
    BT Group P.L.C................................................... 862,472  2,288,877
    Bunzl P.L.C......................................................  31,462    818,476
    Burberry Group P.L.C.............................................  49,707  1,318,079
    Burford Capital, Ltd.............................................  26,785    304,952
    Camellia P.L.C...................................................      85     10,082
*   Capita P.L.C..................................................... 247,314    500,274
    Capital & Counties Properties P.L.C..............................  94,625    312,749
    Card Factory P.L.C...............................................  76,217    167,234
    CareTech Holdings P.L.C..........................................   7,464     38,397
    Castings P.L.C...................................................   1,710      8,353
    Centamin P.L.C...................................................  79,875    120,823
    Central Asia Metals P.L.C........................................   5,824     15,836
    Charles Taylor P.L.C.............................................   2,972     12,309
    Chemring Group P.L.C.............................................  33,024     85,907
    Chesnara P.L.C...................................................  24,800     83,386
*   Circassia Pharmaceuticals P.L.C..................................   9,031      1,986
    City of London Investment Group P.L.C............................   3,231     17,823
    Clarkson P.L.C...................................................   4,843    177,399
*   Clinigen Healthcare, Ltd.........................................   5,482     59,001
    Clipper Logistics P.L.C..........................................   5,073     14,462
    Close Brothers Group P.L.C.......................................  20,483    367,285
    CLS Holdings P.L.C...............................................  25,272     82,887
    CMC Markets P.L.C................................................   8,404     14,152
    Cobham P.L.C..................................................... 296,498    606,480
    Coca-Cola HBC AG.................................................  15,097    459,684
    Compass Group P.L.C.............................................. 194,223  5,171,005
    Computacenter P.L.C..............................................  25,339    448,399
*   Connect Group P.L.C..............................................  19,006      7,513
    ConvaTec Group P.L.C............................................. 205,941    526,122
    Costain Group P.L.C..............................................  23,192     50,054
    Countryside Properties P.L.C.....................................  52,840    241,845
*   Countrywide P.L.C................................................  20,878      1,191
    Crest Nicholson Holdings P.L.C...................................  98,480    496,239
    Croda International P.L.C........................................  16,660  1,039,431
    Daejan Holdings P.L.C............................................     679     42,754
    Daily Mail & General Trust P.L.C., Class A.......................  12,203    138,961
    DCC P.L.C........................................................  18,069  1,694,501
    De La Rue P.L.C..................................................  10,460     21,310
    Debenhams P.L.C..................................................  50,413          0
    DFS Furniture P.L.C..............................................  17,815     53,958
    Diageo P.L.C., Sponsored ADR.....................................  29,388  4,815,812
    Diageo P.L.C.....................................................  21,285    871,216
*   Dialight P.L.C...................................................   4,837     19,766
    Dignity P.L.C....................................................  10,046     71,891
    Diploma P.L.C....................................................  37,144    768,949
    Direct Line Insurance Group P.L.C................................ 292,902  1,032,698
    DiscoverIE Group P.L.C...........................................   8,544     50,017
    Dixons Carphone P.L.C............................................ 226,670    385,467
    Domino's Pizza Group P.L.C.......................................  78,868    292,257
    DS Smith P.L.C................................................... 255,991  1,186,831
    Dunelm Group P.L.C...............................................  17,690    181,150
*   EI Group P.L.C................................................... 136,802    499,623
*   EKF Diagnostics Holdings P.L.C...................................  32,850     14,489
    Eland Oil & Gas P.L.C............................................   4,579      9,781

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
    Electrocomponents P.L.C.......................................... 142,743 $1,259,438
    Elementis P.L.C..................................................  63,284    121,783
    EMIS Group P.L.C.................................................  15,914    221,804
    Entertainment One, Ltd........................................... 102,433    739,770
    Equiniti Group P.L.C.............................................  51,020    142,534
    Euromoney Institutional Investor P.L.C...........................  11,804    215,758
    Experian P.L.C................................................... 134,786  4,248,630
    FDM Group Holdings P.L.C.........................................  12,128    113,346
    Ferguson P.L.C...................................................  26,130  2,231,312
    Fevertree Drinks P.L.C...........................................   9,145    220,359
    Findel P.L.C.....................................................  11,005     27,495
    Flowtech Fluidpower P.L.C........................................     100        149
    Forterra P.L.C...................................................  20,601     71,283
*   Foxtons Group P.L.C..............................................  63,166     53,539
    Fresnillo P.L.C..................................................   6,976     64,450
    Fuller Smith & Turner P.L.C., Class A............................   2,424     32,712
    G4S P.L.C........................................................ 381,411  1,022,921
    Galliford Try P.L.C..............................................  39,337    373,358
    Games Workshop Group P.L.C.......................................   5,636    326,346
*   Gamesys Group P.L.C..............................................   9,416     98,672
    Gamma Communications P.L.C.......................................   3,184     49,138
*   Gem Diamonds, Ltd................................................   5,103      4,132
    Genel Energy P.L.C...............................................  10,760     26,612
    GlaxoSmithKline P.L.C., Sponsored ADR............................  88,374  4,047,529
    GlaxoSmithKline P.L.C............................................  44,054  1,009,054
    Go-Ahead Group P.L.C. (The)......................................   5,918    156,639
    GoCo Group P.L.C.................................................  76,504     95,977
    Grafton Group P.L.C..............................................  35,012    354,540
    Grainger P.L.C................................................... 110,234    366,565
    Greencore Group P.L.C............................................  61,109    183,725
    Greggs P.L.C.....................................................  13,512    310,792
    GVC Holdings P.L.C...............................................  25,605    295,398
    Gym Group P.L.C. (The)...........................................  10,170     34,430
    H&T Group P.L.C..................................................   3,020     14,808
    Halfords Group P.L.C.............................................  38,780     79,595
    Halma P.L.C......................................................  66,845  1,622,022
    Hargreaves Lansdown P.L.C........................................  30,427    698,703
    Hastings Group Holdings P.L.C....................................  62,561    147,343
    Hays P.L.C....................................................... 453,465    922,832
    Headlam Group P.L.C..............................................   8,074     50,392
    Helical P.L.C....................................................  24,911    126,315
    Henry Boot P.L.C.................................................  10,910     35,434
    Highland Gold Mining, Ltd........................................  12,742     33,692
    Hikma Pharmaceuticals P.L.C......................................  11,623    302,695
    Hill & Smith Holdings P.L.C......................................  24,622    417,606
    Hilton Food Group P.L.C..........................................  11,879    156,847
    Hiscox, Ltd......................................................  32,436    626,361
    Hochschild Mining P.L.C..........................................  85,469    222,220
    Hollywood Bowl Group P.L.C.......................................  12,376     38,157
    HomeServe P.L.C..................................................  70,635  1,060,968
*   Horizon Discovery Group P.L.C....................................   6,652     14,147
    Howden Joinery Group P.L.C....................................... 147,040  1,100,489
    HSBC Holdings P.L.C.............................................. 104,147    786,842
#   HSBC Holdings P.L.C., Sponsored ADR.............................. 105,974  4,004,757
    Hunting P.L.C....................................................  49,968    255,351
    Huntsworth P.L.C.................................................  44,444     51,724
    Hyve Group P.L.C................................................. 124,661    125,874
*   IDOX P.L.C.......................................................  54,547     24,274
    IG Group Holdings P.L.C..........................................  55,133    453,602

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    IMI P.L.C........................................................    67,013 $  871,453
    Inchcape P.L.C...................................................   161,146  1,347,269
*   Indivior P.L.C...................................................   286,318    145,043
    Informa P.L.C....................................................   121,553  1,221,764
    Inmarsat P.L.C...................................................    65,888    470,040
    Intermediate Capital Group P.L.C.................................    31,430    604,901
    Intertek Group P.L.C.............................................    14,803  1,026,378
    Investec P.L.C...................................................    64,888    367,880
    iomart Group P.L.C...............................................    13,222     63,088
*   IP Group P.L.C...................................................    50,109     36,381
    ITV P.L.C........................................................ 1,074,921  1,864,734
    IWG P.L.C........................................................    94,501    470,734
    J Sainsbury P.L.C................................................   300,455    791,781
    James Fisher & Sons P.L.C........................................     5,479    137,763
    JD Sports Fashion P.L.C..........................................    98,001    974,867
    John Laing Group P.L.C...........................................    80,629    381,800
    John Menzies P.L.C...............................................    14,196     74,804
    John Wood Group P.L.C............................................   148,642    652,629
    Johnson Matthey P.L.C............................................    35,188  1,397,910
    Johnson Service Group P.L.C......................................    14,538     33,520
    Joules Group P.L.C...............................................     3,174     11,400
    Jupiter Fund Management P.L.C....................................   110,606    491,071
*   Just Eat P.L.C...................................................    47,889    456,007
*   Just Group P.L.C.................................................   292,039    230,327
    Kainos Group P.L.C...............................................    17,608    116,159
    Keller Group P.L.C...............................................     9,688     65,092
#   Kier Group P.L.C.................................................    14,760     21,709
    Kin & Carta P.L.C................................................    19,522     24,054
    Kingfisher P.L.C.................................................   303,114    813,136
*   Lamprell P.L.C...................................................    62,289     35,658
    Lancashire Holdings, Ltd.........................................    33,735    311,517
    Legal & General Group P.L.C......................................   980,568  3,351,913
#*  Liberty Global P.L.C., Class A...................................     1,556     39,122
*   Liberty Global P.L.C., Class C...................................     3,809     90,921
    Liontrust Asset Management P.L.C.................................     3,903     41,253
    Lloyds Banking Group P.L.C....................................... 5,449,981  4,009,039
    Lookers P.L.C....................................................    86,054     55,334
    Low & Bonar P.L.C................................................    37,908      6,996
    LSL Property Services P.L.C......................................     4,773     14,837
    Luceco P.L.C.....................................................    11,426     14,635
    M&C Saatchi P.L.C................................................     1,389      2,970
*   M&G P.L.C........................................................    72,434    200,603
    Macfarlane Group P.L.C...........................................     9,978     12,939
    Man Group P.L.C..................................................   216,372    402,706
    Marks & Spencer Group P.L.C......................................   322,926    760,746
    Marshalls P.L.C..................................................    65,491    602,219
    McBride P.L.C....................................................    25,127     23,143
    McCarthy & Stone P.L.C...........................................    89,034    168,634
    Mears Group P.L.C................................................    16,036     52,876
    Mediclinic International P.L.C...................................    25,249    119,735
    Meggitt P.L.C....................................................   102,722    831,157
    Melrose Industries P.L.C.........................................   349,984    967,247
    Merlin Entertainments P.L.C......................................    86,964    512,345
#   Micro Focus International P.L.C., Sponsored ADR..................    10,594    145,350
    Micro Focus International P.L.C..................................    44,294    607,948
    Midwich Group P.L.C..............................................     2,793     18,280
    Mitie Group P.L.C................................................    78,894    161,594
    MJ Gleeson P.L.C.................................................     2,377     24,661
    Mondi P.L.C......................................................    17,403    360,832

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
    Moneysupermarket.com Group P.L.C................................. 157,908 $  702,637
    Morgan Sindall Group P.L.C.......................................  13,730    227,849
    Morses Club P.L.C................................................  11,858     19,971
    Mortgage Advice Bureau Holdings, Ltd.............................   2,093     15,980
    Motorpoint group P.L.C...........................................   4,035     12,829
    N Brown Group P.L.C..............................................  33,268     53,795
    NAHL Group P.L.C.................................................   7,284     11,112
    Naked Wines P.L.C................................................   6,930     23,090
    National Grid P.L.C..............................................  92,326  1,079,501
#   National Grid P.L.C., Sponsored ADR..............................  15,298    892,969
    NCC Group P.L.C..................................................  33,676     81,815
    Next Fifteen Communications Group P.L.C..........................   5,320     34,261
    Next P.L.C.......................................................  14,409  1,228,891
    NMC Health P.L.C.................................................   8,697    246,531
    Non-Standard Finance P.L.C.......................................  28,755     13,349
    Northgate P.L.C..................................................  38,316    171,023
    Numis Corp. P.L.C................................................   3,080      9,197
*   Ocado Group P.L.C................................................  27,188    468,620
    On the Beach Group P.L.C.........................................  35,306    205,332
    OneSavings Bank P.L.C............................................  61,867    288,594
    Oxford Instruments P.L.C.........................................  10,744    180,609
    Pagegroup P.L.C.................................................. 131,604    758,268
    Paragon Banking Group P.L.C......................................  40,154    261,751
    Park Group P.L.C.................................................  10,000      6,602
    PayPoint P.L.C...................................................  20,033    237,478
    Pearson P.L.C....................................................  23,118    204,169
#   Pearson P.L.C., Sponsored ADR....................................  26,877    236,518
    Pendragon P.L.C.................................................. 479,754     89,597
    Persimmon P.L.C..................................................  46,715  1,377,918
    Petrofac, Ltd.................................................... 104,155    519,823
*   Petropavlovsk P.L.C.............................................. 139,668     18,210
    Pets at Home Group P.L.C......................................... 108,145    288,036
    Pharos Energy P.L.C..............................................  16,446     12,439
    Phoenix Group Holdings P.L.C..................................... 108,225    988,542
    Photo-Me International P.L.C.....................................  39,498     46,941
    Playtech P.L.C...................................................  68,804    350,202
    Polar Capital Holdings P.L.C.....................................   6,363     41,503
    Polypipe Group P.L.C.............................................  19,552    114,666
    Porvair P.L.C....................................................   1,478     11,455
    PPHE Hotel Group, Ltd............................................     317      7,571
#   Premier Asset Management Group P.L.C.............................   2,365      5,515
*   Premier Foods P.L.C.............................................. 113,932     47,714
    Provident Financial P.L.C........................................  20,012    114,269
#   Prudential P.L.C., ADR...........................................  47,868  1,921,422
    Prudential P.L.C.................................................  72,434  1,265,193
*   PureTech Health P.L.C............................................   5,528     17,749
    PZ Cussons P.L.C.................................................  23,846     62,238
    QinetiQ Group P.L.C..............................................  79,137    322,613
    Quilter P.L.C.................................................... 190,011    337,138
    Rank Group P.L.C.................................................  14,277     45,102
    Rathbone Brothers P.L.C..........................................   6,096    164,041
*   Raven Property Group, Ltd........................................   4,404      2,320
    Reach P.L.C......................................................  73,377     93,688
    Reckitt Benckiser Group P.L.C....................................  35,933  2,780,554
    Redde P.L.C......................................................  17,928     26,025
    Redrow P.L.C.....................................................  63,190    492,614
#   RELX P.L.C., Sponsored ADR....................................... 132,582  3,207,154
    RELX P.L.C.......................................................  28,808    693,563
    RELX P.L.C.......................................................  62,004  1,492,000

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Renew Holdings P.L.C.............................................     2,755 $   13,678
    Renishaw P.L.C...................................................     7,437    365,586
    Rentokil Initial P.L.C...........................................   346,789  2,040,920
    Restaurant Group P.L.C. (The)....................................    55,831     98,313
    Rhi Magnesita NV.................................................       742     33,441
    Ricardo P.L.C....................................................     3,720     30,742
    Rightmove P.L.C..................................................   228,405  1,772,922
    Rio Tinto P.L.C..................................................    17,583    915,403
    Rio Tinto P.L.C., Sponsored ADR..................................     2,119    110,209
    RM P.L.C.........................................................    13,317     50,060
    Robert Walters P.L.C.............................................    11,135     76,460
    Rolls-Royce Holdings P.L.C.......................................   138,435  1,273,844
    Rotork P.L.C.....................................................   207,595    810,694
    Royal Mail P.L.C.................................................   132,200    361,759
    RPS Group P.L.C..................................................    53,937     98,440
    RSA Insurance Group P.L.C........................................   113,251    766,176
    Sage Group P.L.C. (The)..........................................   135,956  1,267,123
*   Savannah Petroleum P.L.C.........................................    14,019      4,292
    Savills P.L.C....................................................    48,803    579,777
    Schroders P.L.C..................................................    11,410    457,420
    Schroders P.L.C..................................................     4,919    147,666
    ScS Group P.L.C..................................................     3,909     12,130
    SDL P.L.C........................................................     7,901     54,073
    Secure Trust Bank P.L.C..........................................        32        585
    Senior P.L.C.....................................................    58,566    140,150
    Severfield P.L.C.................................................    32,226     32,221
    Severn Trent P.L.C...............................................    54,132  1,582,668
    SIG P.L.C........................................................    79,851    116,415
    Smart Metering Systems P.L.C.....................................     2,406     14,776
    Smith & Nephew P.L.C., Sponsored ADR.............................    31,573  1,364,585
    Smith & Nephew P.L.C.............................................    32,916    706,588
    Smiths Group P.L.C...............................................    73,894  1,544,653
    Softcat P.L.C....................................................    34,558    421,173
    Sophos Group P.L.C...............................................    57,804    425,184
    Spectris P.L.C...................................................    15,429    478,324
    Speedy Hire P.L.C................................................    86,339     60,270
    Spirax-Sarco Engineering P.L.C...................................    10,239  1,050,768
    Spire Healthcare Group P.L.C.....................................    53,085     80,348
    Spirent Communications P.L.C.....................................    75,291    193,787
*   Sports Direct International P.L.C................................    52,315    209,334
    SSE P.L.C........................................................   142,042  2,363,017
    SSP Group P.L.C..................................................    84,130    693,745
    St James's Place P.L.C...........................................   197,195  2,659,778
    St. Modwen Properties P.L.C......................................    53,231    310,716
    Stagecoach Group P.L.C...........................................    61,139    108,612
    Standard Chartered P.L.C.........................................   128,023  1,161,672
    Standard Life Aberdeen P.L.C.....................................   214,711    844,169
    SThree P.L.C.....................................................    24,352     89,906
    Strix Group P.L.C................................................     8,429     19,003
    STV Group P.L.C..................................................     2,401     12,262
    Superdry P.L.C...................................................     5,843     31,026
    Synthomer P.L.C..................................................    79,295    286,283
    T Clarke P.L.C...................................................     8,800     11,420
    TalkTalk Telecom Group P.L.C.....................................   132,891    192,732
    Taylor Wimpey P.L.C.............................................. 1,116,811  2,395,227
    Ted Baker P.L.C..................................................     9,460     49,828
    Telecom Plus P.L.C...............................................    19,943    311,126
    Tesco P.L.C......................................................   685,269  2,091,820
    Topps Tiles P.L.C................................................    19,712     19,238

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                      SHARES     VALUE>>
                                                                      ------- --------------
UNITED KINGDOM -- (Continued)
    TP ICAP P.L.C....................................................  40,580 $      180,438
    Travis Perkins P.L.C.............................................  42,101        781,990
    Trifast P.L.C....................................................   3,680          7,688
    TT Electronics P.L.C.............................................  12,853         38,627
    Tullow Oil P.L.C................................................. 132,902        355,157
    Tyman P.L.C......................................................   7,295         20,054
    U & I Group P.L.C................................................  18,768         33,690
    UDG Healthcare P.L.C.............................................   9,941         99,651
    Ultra Electronics Holdings P.L.C.................................  18,001        454,666
    Unilever P.L.C., Sponsored ADR...................................  72,081      4,332,789
    Unilever P.L.C...................................................  29,087      1,741,699
    United Utilities Group P.L.C..................................... 171,289      1,934,130
    Urban & Civic P.L.C..............................................  18,086         77,308
    Vectura Group P.L.C.............................................. 140,980        161,093
    Vertu Motors P.L.C...............................................   6,379          3,411
    Vesuvius P.L.C...................................................  11,339         58,673
    Victrex P.L.C....................................................  24,271        689,502
    Vitec Group P.L.C. (The).........................................   5,509         89,579
#   Vodafone Group P.L.C., Sponsored ADR.............................  90,430      1,846,584
    Volution Group P.L.C.............................................   4,505         11,648
    Vp P.L.C.........................................................   2,417         26,854
    Watkin Jones P.L.C...............................................  39,317        119,663
    Weir Group P.L.C (The)...........................................  31,335        547,329
    WH Smith P.L.C...................................................  19,596        555,301
    Whitbread P.L.C..................................................   8,605        452,938
    William Hill P.L.C............................................... 259,197        663,590
    Wilmington P.L.C.................................................   6,622         18,959
    Wincanton P.L.C..................................................  12,368         40,071
    Wm Morrison Supermarkets P.L.C................................... 413,439      1,068,059
#   WPP P.L.C., Sponsored ADR........................................   6,805        424,904
    WPP P.L.C........................................................ 147,665      1,842,794
*   Xaar P.L.C.......................................................   3,874          2,382
    XP Power, Ltd....................................................   1,619         55,271
    Young & Co's Brewery P.L.C., Class A.............................     299          6,170
    Zotefoams P.L.C..................................................   1,500          5,850
                                                                              --------------
TOTAL UNITED KINGDOM.................................................            201,760,700
                                                                              --------------
TOTAL COMMON STOCKS..................................................          1,358,462,242
                                                                              --------------
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
    Bayerische Motoren Werke AG......................................   6,108        375,967
    Biotest AG.......................................................   2,084         50,650
    Draegerwerk AG & Co. KGaA........................................   1,710        100,224
    Fuchs Petrolub SE................................................  14,897        634,675
    Henkel AG & Co. KGaA.............................................  11,183      1,161,608
    Jungheinrich AG..................................................  17,755        450,447
    Porsche Automobil Holding SE.....................................  11,007        810,452
    Sartorius AG.....................................................   5,372      1,043,897
    Schaeffler AG....................................................   6,250         52,724
    Sixt SE..........................................................   4,406        298,100
    STO SE & Co. KGaA................................................     507         55,467
    Villeroy & Boch AG...............................................     866         13,570
                                                                              --------------
TOTAL GERMANY........................................................              5,047,781
                                                                              --------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.................................................... 452,286            586

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                                                         SHARES      VALUE>>
                                                                        --------- --------------
UNITED KINGDOM -- (Continued)
      Rolls-Royce Holdings P.L.C....................................... 6,368,010 $        8,249
                                                                                  --------------
TOTAL UNITED KINGDOM...................................................                    8,835
                                                                                  --------------
TOTAL PREFERRED STOCKS.................................................                5,056,616
                                                                                  --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*     Clean Seas Seafood Ltd. Rights 11/11/19..........................     2,390              0
                                                                                  --------------
AUSTRIA -- (0.0%)
*     Intercell AG Rights 05/16/13.....................................       265              0
                                                                                  --------------
CANADA -- (0.0%)
#*    DHX Media, Ltd. Rights 11/15/19..................................    14,321            924
#*    Pan American Silver Corp. Rights 02/22/29........................    39,567         10,020
#*    Pan American Silver Corp. Rights 02/22/29........................     1,089            276
*     Tervita Corp. Warrants 07/19/20..................................       171              1
                                                                                  --------------
TOTAL CANADA...........................................................                   11,221
                                                                                  --------------
ITALY -- (0.0%)
*     Mediaset SpA Rights 11/06/19.....................................   106,584         10,580
                                                                                  --------------
NORWAY -- (0.0%)
#*    Adevinta ASA Rights 11/12/19.....................................     6,229            952
*     XXL ASA Rights 10/25/19..........................................       884            375
                                                                                  --------------
TOTAL NORWAY...........................................................                    1,327
                                                                                  --------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23...........................   210,168              0
                                                                                  --------------
SPAIN -- (0.0%)
*     Vidrala S.A. Rights 11/11/19.....................................       856          3,659
                                                                                  --------------
TOTAL RIGHTS/WARRANTS..................................................                   26,787
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,217,885,887)................................................            1,363,545,645
                                                                                  --------------

                                                                                     VALUE+
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (3.8%)
@(S)  The DFA Short Term Investment Fund............................... 4,712,036     54,522,966
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,272,401,854)................................................           $1,418,068,611
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                              ------------ ----------- ------- ------------
Common Stocks
   Australia................................. $    266,899 $72,599,350   --    $ 72,866,249
   Austria...................................           --   4,616,929   --       4,616,929
   Belgium...................................      529,928  11,556,407   --      12,086,335
   Canada....................................  107,533,921     223,155   --     107,757,076
   China.....................................           --      11,192   --          11,192

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
   Denmark................................... $    809,801 $   29,387,119   --    $   30,196,920
   Finland...................................           --     23,548,428   --        23,548,428
   France....................................      247,262    129,757,981   --       130,005,243
   Germany...................................    3,246,426     97,951,192   --       101,197,618
   Hong Kong.................................       40,021     27,682,384   --        27,722,405
   Ireland...................................           --      7,471,477   --         7,471,477
   Israel....................................      720,875      5,658,516   --         6,379,391
   Italy.....................................    2,920,360     31,896,852   --        34,817,212
   Japan.....................................    4,758,354    331,350,751   --       336,109,105
   Netherlands...............................   11,970,168     42,174,857   --        54,145,025
   New Zealand...............................       14,942      5,132,751   --         5,147,693
   Norway....................................        7,821      9,995,206   --        10,003,027
   Portugal..................................           --      1,993,624   --         1,993,624
   Singapore.................................           --     11,908,932   --        11,908,932
   Spain.....................................      695,811     29,449,002   --        30,144,813
   Sweden....................................      600,383     44,296,264   --        44,896,647
   Switzerland...............................   10,885,656     92,790,545   --       103,676,201
   United Kingdom............................   35,991,977    165,768,723   --       201,760,700
Preferred Stocks
   Germany...................................           --      5,047,781   --         5,047,781
   United Kingdom............................           --          8,835   --             8,835
Rights/Warrants
   Canada....................................           --         11,221   --            11,221
   Italy.....................................           --         10,580   --            10,580
   Norway....................................           --          1,327   --             1,327
   Spain.....................................           --          3,659   --             3,659
Securities Lending Collateral................           --     54,522,966   --        54,522,966
                                              ------------ --------------   --    --------------
TOTAL........................................ $181,240,605 $1,236,828,006   --    $1,418,068,611
                                              ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
COMMON STOCKS -- (94.7%)
AUSTRALIA -- (6.3%)
*   3P Learning, Ltd.................................................  16,060 $   10,382
    Accent Group, Ltd................................................  70,772     73,639
#   Adairs, Ltd......................................................  37,884     46,233
    Adelaide Brighton, Ltd........................................... 115,220    244,720
    AGL Energy, Ltd..................................................  27,789    379,337
#   Alliance Aviation Services, Ltd..................................  19,925     34,509
    ALS, Ltd.........................................................  26,814    149,128
    Altium, Ltd......................................................  17,452    386,338
    Alumina, Ltd.....................................................  21,958     34,279
    AMA Group, Ltd...................................................  98,167     92,983
#*  Amaysim Australia, Ltd...........................................  22,467      6,022
    AMP, Ltd......................................................... 476,030    601,483
    Ansell, Ltd......................................................   3,452     65,646
    AP Eagers, Ltd...................................................  28,704    242,509
    APA Group........................................................  49,995    401,572
    Appen, Ltd.......................................................  15,446    232,062
    ARB Corp., Ltd...................................................  10,014    124,972
#*  Ardent Leisure Group, Ltd........................................  88,209     73,017
    ARQ Group, Ltd...................................................  18,865      5,518
*   Asaleo Care, Ltd.................................................  73,732     48,606
    ASX, Ltd.........................................................   2,768    157,117
    Atlas Arteria, Ltd...............................................  33,693    186,338
    Aurelia Metals, Ltd.............................................. 153,576     49,683
    Aurizon Holdings, Ltd............................................ 294,911  1,199,768
    AusNet Services.................................................. 182,628    233,283
    Australia & New Zealand Banking Group, Ltd.......................  92,308  1,696,354
#*  Australian Agricultural Co., Ltd.................................  85,892     58,323
    Australian Finance Group, Ltd....................................  30,768     57,185
    Australian Pharmaceutical Industries, Ltd........................ 117,548    107,405
    Auswide Bank, Ltd................................................   3,299     12,546
    Aveo Group.......................................................  62,077     91,624
    AVJennings, Ltd..................................................  17,132      7,051
#   Bank of Queensland, Ltd.......................................... 103,474    645,787
    Bapcor, Ltd......................................................  64,648    318,682
*   Base Resources, Ltd..............................................  44,322      7,307
    Beach Energy, Ltd................................................ 600,978    945,326
#   Bega Cheese, Ltd.................................................  46,107    113,696
#   Bell Financial Group, Ltd........................................  31,306     21,551
#*  Bellamy's Australia, Ltd.........................................  11,116     98,016
    Bendigo & Adelaide Bank, Ltd.....................................  68,190    500,453
    BHP Group, Ltd................................................... 207,542  5,087,363
#   BHP Group, Ltd., Sponsored ADR...................................     254     12,423
#   Bingo Industries, Ltd............................................  50,056     82,791
#   Blackmores, Ltd..................................................   1,997    118,903
    BlueScope Steel, Ltd............................................. 133,346  1,220,673
    Boral, Ltd....................................................... 159,528    553,868
    Brambles, Ltd....................................................  60,252    498,106
    Bravura Solutions, Ltd...........................................  43,976    123,716
    Breville Group, Ltd..............................................  14,081    149,126
    Brickworks, Ltd..................................................  17,876    223,131
#   BWX, Ltd.........................................................  26,598     71,850
    Caltex Australia, Ltd............................................  61,622  1,158,408
    Capitol Health, Ltd.............................................. 106,977     17,665
*   Cardno, Ltd......................................................  56,221     20,137
#*  Carnarvon Petroleum, Ltd.........................................  97,581     25,489
    carsales.com, Ltd................................................  42,540    455,880
#*  Cash Converters International, Ltd............................... 147,100     24,335

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Cedar Woods Properties, Ltd......................................  15,777 $   77,109
    Centuria Capital Group...........................................  52,877     79,818
    Challenger, Ltd..................................................  70,242    385,257
    CIMIC Group, Ltd.................................................   6,079    138,534
#   Citadel Group, Ltd. (The)........................................   6,156     15,072
#   Class, Ltd.......................................................   5,320      7,193
    Cleanaway Waste Management, Ltd.................................. 424,996    540,167
#   Clinuvel Pharmaceuticals, Ltd....................................   2,420     51,001
    Coca-Cola Amatil, Ltd............................................  59,737    419,213
    Cochlear, Ltd....................................................   4,925    718,508
    Codan, Ltd.......................................................  39,633    169,074
    Coles Group, Ltd.................................................  87,420    904,698
#   Collection House, Ltd............................................  41,771     35,082
    Collins Foods, Ltd...............................................  35,393    249,606
    Commonwealth Bank of Australia...................................  56,784  3,078,834
    Computershare, Ltd...............................................  41,627    454,378
#*  Cooper Energy, Ltd............................................... 270,180    103,271
#   Corporate Travel Management, Ltd.................................  12,621    153,322
#   Costa Group Holdings, Ltd........................................  14,582     28,678
    Costa Group Holdings, Ltd........................................   3,645      7,161
    Credit Corp. Group, Ltd..........................................  17,246    372,527
*   CSG, Ltd.........................................................  39,609      8,388
    CSR, Ltd......................................................... 148,769    425,245
    Data#3, Ltd......................................................  13,503     32,011
    Decmil Group, Ltd................................................  45,323     26,751
    Dicker Data, Ltd.................................................   9,917     47,917
    Domain Holdings Australia, Ltd...................................  48,556    105,950
#   Domino's Pizza Enterprises, Ltd..................................  10,129    356,356
    Downer EDI, Ltd.................................................. 134,280    746,872
    DWS, Ltd.........................................................   4,748      3,491
#   Eclipx Group, Ltd................................................  76,114     82,330
    Elders, Ltd......................................................  36,017    146,611
*   EML Payments, Ltd................................................  19,307     53,154
#*  Energy World Corp., Ltd..........................................  19,261      1,230
    EQT Holdings, Ltd................................................     676     14,319
    Estia Health, Ltd................................................  58,859    114,004
    EVENT Hospitality and Entertainment, Ltd.........................  23,426    211,828
    Evolution Mining, Ltd............................................ 220,024    627,593
#*  FAR, Ltd......................................................... 182,294      6,532
#   Finbar Group, Ltd................................................   8,281      4,882
*   Fleetwood Corp., Ltd.............................................  19,034     29,343
    FlexiGroup, Ltd..................................................  25,812     34,678
    Flight Centre Travel Group, Ltd..................................  10,111    297,028
#   Fortescue Metals Group, Ltd...................................... 325,178  1,990,292
    G8 Education, Ltd................................................ 107,070    190,049
#*  Galaxy Resources, Ltd............................................  17,015     10,938
*   Gascoyne Resources, Ltd..........................................  18,229        490
    GBST Holdings, Ltd...............................................   1,530      4,061
    Genworth Mortgage Insurance Australia, Ltd.......................  57,287    154,038
*   Gold Road Resources, Ltd.........................................  17,511     13,740
#   Grange Resources, Ltd............................................ 136,583     19,755
*   Greenland Minerals, Ltd.......................................... 279,308     19,229
    GTN, Ltd.........................................................   1,005        520
    GUD Holdings, Ltd................................................  13,326     99,378
#   GWA Group, Ltd...................................................  65,361    131,103
    Hansen Technologies, Ltd.........................................  43,263    101,236
    Harvey Norman Holdings, Ltd...................................... 143,732    405,542
    Helloworld Travel, Ltd...........................................   6,051     18,773
#   HT&E, Ltd........................................................  48,303     54,829

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Huon Aquaculture Group, Ltd......................................   6,086 $   19,088
    IDP Education, Ltd...............................................  24,578    301,254
    Iluka Resources, Ltd............................................. 140,618    910,199
    Imdex, Ltd....................................................... 101,591    111,242
    Incitec Pivot, Ltd............................................... 218,511    519,934
    Independence Group NL............................................ 134,830    590,496
    Infigen Energy................................................... 206,596     90,863
    Infomedia, Ltd...................................................  63,939    100,871
#   Inghams Group, Ltd...............................................  48,683    104,226
    Insurance Australia Group, Ltd................................... 166,290    911,117
*   Intega Group, Ltd................................................  56,221     21,897
    Integral Diagnostics, Ltd........................................  14,290     35,619
    Integrated Research, Ltd.........................................   9,550     19,467
    InvoCare, Ltd....................................................  22,275    201,328
#   IOOF Holdings, Ltd...............................................  68,618    348,945
    IPH, Ltd.........................................................  39,526    219,871
    IRESS, Ltd.......................................................  24,374    214,052
#*  iSelect, Ltd.....................................................  55,125     21,123
*   iSentia Group, Ltd...............................................  47,120     12,811
    IVE Group, Ltd...................................................  23,613     32,708
    James Hardie Industries P.L.C....................................  37,005    635,531
#   Japara Healthcare, Ltd...........................................  51,658     39,824
#   JB Hi-Fi, Ltd....................................................  38,033    971,958
    Jumbo Interactive, Ltd...........................................   6,105     93,333
    Jupiter Mines, Ltd............................................... 226,652     52,178
*   Karoon Energy, Ltd...............................................  57,060     38,027
    Karoon Energy, Ltd...............................................  70,436     47,098
*   Kingsgate Consolidated, Ltd......................................  33,671      9,749
    Kogan.com, Ltd...................................................   4,259     19,861
    LendLease Group..................................................  60,690    784,461
#   Lifestyle Communities, Ltd.......................................  17,655    103,422
    Link Administration Holdings, Ltd................................ 101,775    392,465
    Lovisa Holdings, Ltd.............................................   9,718     90,129
*   Lucapa Diamond Co., Ltd..........................................  15,354      1,427
*   Lynas Corp., Ltd................................................. 186,856    319,933
    MACA, Ltd........................................................  65,560     43,001
    Macmahon Holdings, Ltd........................................... 237,156     35,133
    Macquarie Group, Ltd.............................................  13,573  1,253,322
    Magellan Financial Group, Ltd....................................  15,570    516,425
#*  Mayne Pharma Group, Ltd.......................................... 206,742     73,216
    McMillan Shakespeare, Ltd........................................  27,118    299,979
#   McPherson's, Ltd.................................................  30,743     48,892
    Medibank Pvt, Ltd................................................ 210,778    491,265
*   Medusa Mining, Ltd...............................................  45,149     23,533
#*  Mesoblast, Ltd...................................................  61,936     76,036
#*  Metals X, Ltd.................................................... 186,167     21,738
    Michael Hill International, Ltd..................................  22,149     10,299
    Mineral Resources, Ltd...........................................  58,225    572,696
*   MMA Offshore, Ltd................................................ 129,478     17,184
    MNF Group, Ltd...................................................   4,270     15,600
    Monadelphous Group, Ltd..........................................  26,086    276,098
    Monash IVF Group, Ltd............................................  37,578     26,533
    Money3 Corp., Ltd................................................  29,045     42,930
    Mortgage Choice, Ltd.............................................  32,978     32,357
#   Motorcycle Holdings, Ltd.........................................   2,826      4,527
    Mount Gibson Iron, Ltd........................................... 139,377     72,751
*   Myer Holdings, Ltd............................................... 244,786     91,733
#   MyState, Ltd.....................................................   7,026     22,949
    National Australia Bank, Ltd..................................... 178,271  3,499,305

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Navigator Global Investments, Ltd................................  20,379 $   34,490
    New Hope Corp., Ltd..............................................  47,377     69,380
    Newcrest Mining, Ltd.............................................  16,819    367,131
    nib holdings, Ltd................................................  85,198    411,851
    Nick Scali, Ltd..................................................  11,735     49,665
#   Nine Entertainment Co. Holdings, Ltd............................. 405,156    514,075
    Northern Star Resources, Ltd.....................................  98,812    669,779
    NRW Holdings, Ltd................................................ 138,473    215,337
*   Nufarm, Ltd......................................................  47,909    195,507
    OFX Group, Ltd...................................................  40,584     39,103
    Oil Search, Ltd..................................................  87,456    431,620
    OM Holdings, Ltd.................................................  98,157     33,098
#*  Onevue Holdings, Ltd.............................................  24,977      6,536
    oOh!media, Ltd...................................................  52,174     99,158
    Orica, Ltd.......................................................  33,857    535,066
    Origin Energy, Ltd............................................... 123,926    671,859
    Orora, Ltd....................................................... 330,773    705,029
    OZ Minerals, Ltd.................................................  93,530    652,599
    Pacific Current Group, Ltd.......................................  11,857     57,459
#*  Pact Group Holdings, Ltd.........................................  47,849     79,883
*   Panoramic Resources, Ltd......................................... 138,292     30,860
#   Paragon Care, Ltd................................................   7,901      2,373
    Peet, Ltd........................................................  82,024     67,923
    Pendal Group, Ltd................................................  65,171    321,789
    Perenti Global, Ltd.............................................. 178,673    281,463
    Perpetual, Ltd...................................................   9,472    234,820
*   Perseus Mining, Ltd.............................................. 278,562    165,062
#   Pioneer Credit, Ltd..............................................  17,994     30,514
    Platinum Asset Management, Ltd...................................  42,077    120,162
#*  Praemium, Ltd....................................................  43,406     18,937
    Premier Investments, Ltd.........................................   9,977    132,227
*   Prime Media Group, Ltd...........................................  92,232     13,011
    Pro Medicus, Ltd.................................................   6,317    115,923
#   PWR Holdings, Ltd................................................  10,450     34,216
    Qantas Airways, Ltd..............................................  67,188    297,181
    QBE Insurance Group, Ltd.........................................  92,612    805,760
#   QMS Media, Ltd...................................................  47,001     39,649
    Qube Holdings, Ltd............................................... 201,531    451,853
*   Quintis, Ltd.....................................................  26,787          0
    Ramelius Resources, Ltd.......................................... 127,013    109,392
    REA Group, Ltd...................................................   4,473    335,696
    Reckon, Ltd......................................................   6,209      3,253
#   Reece, Ltd.......................................................  23,559    168,737
#   Regis Healthcare, Ltd............................................  30,740     68,326
    Regis Resources, Ltd............................................. 145,748    493,949
    Reject Shop, Ltd. (The)..........................................   5,557      9,389
#*  Resolute Mining, Ltd............................................. 156,143    130,802
    Ridley Corp., Ltd................................................  41,173     30,885
    Rio Tinto, Ltd...................................................  38,586  2,412,897
    RXP Services, Ltd................................................  24,648      8,652
    Sandfire Resources NL............................................  58,335    232,985
    Santos, Ltd...................................................... 270,742  1,514,399
*   Saracen Mineral Holdings, Ltd.................................... 120,142    310,857
    Seek, Ltd........................................................  28,137    440,345
    Select Harvests, Ltd.............................................  21,439    106,467
*   Senex Energy, Ltd................................................ 220,285     54,514
    Servcorp, Ltd....................................................  12,793     38,877
    Service Stream, Ltd..............................................  74,410    132,250
    Seven Group Holdings, Ltd........................................  12,827    165,792

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
AUSTRALIA -- (Continued)
#*  Seven West Media, Ltd............................................ 334,126 $    91,756
    SG Fleet Group, Ltd..............................................  15,329      25,532
    Sigma Healthcare, Ltd............................................ 213,333      85,476
*   Silver Chef, Ltd.................................................   4,994       2,337
*   Silver Lake Resources, Ltd....................................... 210,030     168,134
    Sims Metal Management, Ltd.......................................  40,061     257,831
    SmartGroup Corp., Ltd............................................   8,685      68,352
    Sonic Healthcare, Ltd............................................   7,596     149,603
    South32, Ltd., ADR...............................................   2,251      19,696
    South32, Ltd..................................................... 482,856     844,964
    Southern Cross Media Group, Ltd.................................. 214,940     121,402
    Spark Infrastructure Group....................................... 112,119     156,353
    SpeedCast International, Ltd.....................................  76,666      52,600
    SRG Global, Ltd.................................................. 113,718      31,277
    St Barbara, Ltd.................................................. 245,323     473,279
    Suncorp Group, Ltd...............................................  86,960     807,378
*   Sundance Energy Australia, Ltd................................... 190,843      17,057
    Sunland Group, Ltd...............................................   9,056      10,034
#   Super Retail Group, Ltd..........................................  46,268     303,959
#*  Superloop, Ltd...................................................  25,262      19,049
    Superloop, Ltd...................................................   2,127       1,202
    Sydney Airport...................................................  41,285     250,040
#*  Syrah Resources, Ltd............................................. 105,820      29,186
    Tassal Group, Ltd................................................  56,335     160,851
    Technology One, Ltd..............................................  50,987     259,015
    Telstra Corp., Ltd............................................... 217,713     524,350
    Terracom, Ltd....................................................  40,724      10,954
*   Thorn Group, Ltd.................................................  35,581       6,618
*   Tiger Resources, Ltd............................................. 219,444          82
    TPG Telecom, Ltd.................................................  88,273     397,862
    Transurban Group.................................................  52,411     536,790
*   Troy Resources, Ltd..............................................     583          44
    Village Roadshow, Ltd............................................  28,418      62,713
*   Virgin Australia Holdings, Ltd................................... 393,465      40,655
    Virtus Health, Ltd...............................................  22,644      64,117
    Vita Group, Ltd..................................................  23,215      19,452
*   Vocus Group, Ltd................................................. 183,044     419,658
#   Webster, Ltd.....................................................  11,619      15,542
    Wesfarmers, Ltd..................................................  49,629   1,363,552
#   Western Areas, Ltd...............................................  61,478     135,506
*   Westgold Resources, Ltd..........................................  59,272      96,353
    Westpac Banking Corp............................................. 127,839   2,482,056
    Whitehaven Coal, Ltd............................................. 269,225     612,322
    WiseTech Global, Ltd.............................................   8,160     146,543
    Woodside Petroleum, Ltd..........................................  44,740     991,593
    Woolworths Group, Ltd............................................  35,988     927,991
    Worley, Ltd......................................................  46,747     438,778
    WPP AUNZ, Ltd....................................................  68,187      25,108
*   Xero, Ltd........................................................   1,193      56,589
                                                                              -----------
TOTAL AUSTRALIA......................................................          79,689,715
                                                                              -----------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG...........................................   4,134      79,776
    ANDRITZ AG.......................................................   8,612     387,249
    Atrium European Real Estate, Ltd.................................  24,184      96,548
    Austria Technologie & Systemtechnik AG...........................   8,985     167,200
    CA Immobilien Anlagen AG.........................................  10,722     413,150
    DO & CO AG.......................................................   1,322     122,994
    Erste Group Bank AG..............................................  25,825     913,375

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
AUSTRIA -- (Continued)
    EVN AG........................................................... 10,674 $  195,373
#   FACC AG..........................................................  2,706     35,337
    Flughafen Wien AG................................................    986     40,437
    IMMOFINANZ AG.................................................... 17,520    503,703
    Kapsch TrafficCom AG.............................................    788     24,843
    Lenzing AG.......................................................  4,008    422,174
    Mayr Melnhof Karton AG...........................................  1,587    194,983
#   Oesterreichische Post AG.........................................  5,490    202,332
    OMV AG........................................................... 10,464    611,742
    Palfinger AG.....................................................  1,670     47,705
#   POLYTEC Holding AG...............................................  2,865     26,082
#   Porr AG..........................................................  2,673     63,303
    Raiffeisen Bank International AG................................. 38,525    949,228
    Rosenbauer International AG......................................    131      5,557
    S IMMO AG........................................................  8,446    213,908
    Schoeller-Bleckmann Oilfield Equipment AG........................  1,480     84,593
*   Semperit AG Holding..............................................    945     12,862
    Strabag SE.......................................................  4,197    139,376
    Telekom Austria AG............................................... 26,772    207,440
    UBM Development AG...............................................  1,080     53,767
    UNIQA Insurance Group AG......................................... 37,705    362,600
    Verbund AG.......................................................  1,562     84,621
    Voestalpine AG...................................................  2,843     71,338
    Wienerberger AG..................................................  9,422    255,200
*   Zumtobel Group AG................................................  2,684     21,332
                                                                             ----------
TOTAL AUSTRIA........................................................         7,010,128
                                                                             ----------
BELGIUM -- (1.0%)
    Ackermans & van Haaren NV........................................  5,529    847,573
    Ageas............................................................ 30,305  1,747,710
*   AGFA-Gevaert NV.................................................. 70,197    320,315
#*  Argenx SE, ADR...................................................    932    114,133
    Atenor...........................................................    548     45,747
    Banque Nationale de Belgique.....................................     19     47,476
    Barco NV.........................................................  1,081    235,425
    Bekaert SA....................................................... 10,030    279,914
    bpost SA......................................................... 13,289    151,870
    Cie d'Entreprises CFE............................................  2,314    223,060
    Colruyt SA....................................................... 10,547    586,672
    Deceuninck NV.................................................... 13,585     28,299
    D'ieteren SA.....................................................  6,984    441,099
    Econocom Group SA................................................ 16,652     43,422
#   Elia System Operator SA..........................................  2,003    172,764
#   Euronav NV....................................................... 10,967    123,680
*   Euronav NV....................................................... 38,310    426,390
    EVS Broadcast Equipment SA.......................................  3,189     78,338
#*  Exmar NV.........................................................  9,024     56,385
    Fagron...........................................................  8,897    168,936
#   Gimv NV..........................................................  3,652    219,308
    Immobel SA.......................................................    381     28,892
    Jensen-Group NV..................................................  1,201     45,794
    KBC Group NV..................................................... 16,843  1,184,303
    Kinepolis Group NV...............................................  2,693    179,143
    Lotus Bakeries NV................................................     51    143,874
#   Melexis NV.......................................................  3,794    266,224
#*  Nyrstar NV....................................................... 15,384      3,329
#   Ontex Group NV................................................... 13,272    240,762
#*  Oxurion NV.......................................................  7,971     23,125
    Picanol..........................................................    441     34,272

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BELGIUM -- (Continued)
    Proximus SADP....................................................  27,141 $   834,063
    Recticel SA......................................................  11,663     102,059
#   Resilux..........................................................     280      41,986
    Roularta Media Group NV..........................................     370       5,177
    Sioen Industries NV..............................................   2,506      62,069
#   Sipef NV.........................................................   1,654      83,916
    Solvay SA........................................................   9,925   1,079,105
*   Telenet Group Holding NV.........................................   8,229     404,299
    TER Beke SA......................................................     193      22,962
*   Tessenderlo Group SA.............................................   6,656     220,207
#   Umicore SA.......................................................  18,461     762,070
    Van de Velde NV..................................................     784      21,167
                                                                              -----------
TOTAL BELGIUM........................................................          12,147,314
                                                                              -----------
CANADA -- (9.8%)
*   5N Plus, Inc.....................................................  14,000      23,385
    Absolute Software Corp...........................................   8,900      52,436
    Acadian Timber Corp..............................................   3,200      39,724
*   Advantage Oil & Gas, Ltd.........................................  49,377      71,229
    Aecon Group, Inc.................................................  18,295     252,805
#*  Africa Oil Corp..................................................  14,600      12,859
#   AG Growth International, Inc.....................................   1,400      45,515
    AGF Management, Ltd., Class B....................................  17,587      77,580
    Agnico Eagle Mines, Ltd..........................................   8,524     523,970
#*  Aimia, Inc.......................................................  32,950      91,312
*   Air Canada.......................................................  19,241     685,144
    AirBoss of America Corp..........................................   3,978      23,800
*   Alacer Gold Corp.................................................  84,338     417,496
    Alamos Gold, Inc., Class A.......................................  75,598     411,538
    Alamos Gold, Inc., Class A.......................................  18,797     102,253
#   Alaris Royalty Corp..............................................   8,582     127,580
*   Alexco Resource Corp.............................................   1,285       2,454
#*  Alexco Resource Corp.............................................  10,800      20,418
    Algoma Central Corp..............................................   1,200      11,981
    Algonquin Power & Utilities Corp.................................  27,090     372,074
    Algonquin Power & Utilities Corp.................................  11,652     159,865
    Alimentation Couche-Tard, Inc., Class B..........................  30,252     907,261
#*  Alio Gold, Inc...................................................   6,570       3,991
#   AltaGas, Ltd.....................................................  47,228     687,031
    Altius Minerals Corp.............................................   7,201      57,571
    Altus Group, Ltd.................................................   1,916      53,097
#*  Americas Gold & Silver Corp......................................   7,847      24,546
*   Amerigo Resources, Ltd...........................................  32,000      17,979
    Andrew Peller, Ltd., Class A.....................................   1,900      18,854
#   ARC Resources, Ltd...............................................  99,491     421,502
*   Argonaut Gold, Inc...............................................  55,372      90,388
*   Aritzia, Inc.....................................................  14,550     207,352
#*  Asanko Gold, Inc.................................................  35,902      32,165
    Atco, Ltd., Class I..............................................   7,139     250,957
#*  Athabasca Oil Corp...............................................  92,749      28,520
*   ATS Automation Tooling Systems, Inc..............................   2,080      28,237
#*  Aurora Cannabis, Inc.............................................   6,246      22,383
#*  Aurora Cannabis, Inc.............................................  49,754     178,617
#   AutoCanada, Inc..................................................   4,621      29,085
*   B2Gold Corp...................................................... 176,791     621,473
#   Badger Daylighting, Ltd..........................................   4,456     132,012
    Bank of Montreal, (2073174)......................................  29,963   2,216,962
#   Bank of Montreal, (2076009)......................................  29,924   2,215,162
    Bank of Nova Scotia (The)........................................   5,686     326,111

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Bank of Nova Scotia (The)........................................  42,921 $2,460,661
    Barrick Gold Corp................................................   1,738     30,192
    Barrick Gold Corp................................................ 124,764  2,165,903
    Barrick Gold Corp................................................  13,588    228,922
*   Baytex Energy Corp............................................... 106,368    118,716
*   Baytex Energy Corp...............................................   2,602      2,914
    BCE, Inc.........................................................   3,215    152,500
#   BCE, Inc.........................................................   2,798    132,765
    Birchcliff Energy, Ltd...........................................  78,147    119,259
*   Black Diamond Group, Ltd.........................................   7,742     10,051
*   BlackBerry, Ltd..................................................  52,933    278,108
#*  BlackBerry, Ltd..................................................  17,367     91,350
    BMTC Group, Inc..................................................   3,210     29,319
*   Bombardier, Inc., Class A........................................  11,600     15,060
*   Bombardier, Inc., Class B........................................ 127,030    160,102
#   Bonavista Energy Corp............................................  84,553     31,456
#   Bonterra Energy Corp.............................................   6,180     15,202
    Boralex, Inc., Class A...........................................  14,866    246,055
    Bridgemarq Real Estate Services..................................   1,100     12,402
    Brookfield Asset Management, Inc., Class A.......................  10,554    583,109
    BRP, Inc.........................................................   3,968    178,019
#*  Calfrac Well Services, Ltd.......................................  26,244     22,317
    Calian Group, Ltd................................................   1,100     29,582
    Cameco Corp......................................................  12,558    112,127
#   Cameco Corp......................................................  38,412    343,019
    Canaccord Genuity Group, Inc.....................................  14,819     60,307
#*  Canacol Energy, Ltd..............................................  16,100     59,286
#*  Canada Goose Holdings, Inc.......................................   6,110    255,581
    Canadian Imperial Bank of Commerce...............................  17,282  1,473,648
#   Canadian Imperial Bank of Commerce...............................  17,164  1,463,403
    Canadian National Railway Co.....................................   9,800    876,501
    Canadian National Railway Co.....................................  17,171  1,534,572
    Canadian Natural Resources, Ltd..................................  15,385    387,925
    Canadian Natural Resources, Ltd.................................. 136,764  3,449,188
    Canadian Pacific Railway, Ltd....................................   2,100    477,542
    Canadian Pacific Railway, Ltd....................................   2,847    647,152
#   Canadian Tire Corp., Ltd., Class A...............................   7,268    783,527
    Canadian Utilities, Ltd., Class A................................   5,383    156,982
    Canadian Western Bank............................................  27,023    684,243
*   Canfor Corp......................................................  21,927    265,035
    Canfor Pulp Products, Inc........................................  11,391     74,896
#*  Canopy Growth Corp...............................................   1,399     27,967
*   Canopy Growth Corp...............................................     543     10,838
#   CanWel Building Materials Group, Ltd.............................  20,500     70,507
    Capital Power Corp...............................................  18,001    431,472
#*  Capstone Mining Corp.............................................  94,575     35,903
    Cardinal Energy, Ltd.............................................  26,424     38,520
    Cascades, Inc....................................................  23,294    220,542
    CCL Industries, Inc., Class B....................................  10,350    425,992
*   Celestica, Inc...................................................  19,328    139,548
    Cenovus Energy, Inc..............................................  46,800    398,676
    Cenovus Energy, Inc..............................................  32,519    276,086
*   Centerra Gold, Inc...............................................  67,103    572,141
    Cervus Equipment Corp............................................   2,500     15,659
#   CES Energy Solutions Corp........................................  71,198     95,140
*   CGI, Inc.........................................................   9,574    744,091
#   Chesswood Group, Ltd.............................................   2,800     23,278
#*  China Gold International Resources Corp., Ltd....................  56,934     45,388
    CI Financial Corp................................................  46,364    674,814

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
#   Cineplex, Inc....................................................  24,265 $  413,597
#   Clearwater Seafoods, Inc.........................................   5,177     20,636
    Cogeco Communications, Inc.......................................   6,247    539,990
    Cogeco, Inc......................................................   1,976    152,922
    Colliers International Group, Inc................................   1,020     68,343
    Colliers International Group, Inc................................   6,483    434,037
    Computer Modelling Group, Ltd....................................  15,890     84,571
#   Constellation Software, Inc......................................   1,366  1,349,126
*   Continental Gold, Inc............................................  28,998     92,470
#*  Copper Mountain Mining Corp......................................  51,894     26,398
    Corus Entertainment, Inc., Class B...............................  39,715    152,576
    Cott Corp........................................................  10,800    138,780
    Crescent Point Energy Corp.......................................  81,674    298,272
    Crescent Point Energy Corp.......................................   9,725     35,592
*   Crew Energy, Inc.................................................  30,233     11,018
*   CRH Medical Corp.................................................  23,056     69,320
*   Delphi Energy Corp...............................................  49,792      2,268
#*  Denison Mines Corp............................................... 140,508     65,075
*   Descartes Systems Group, Inc. (The)..............................   1,400     54,474
*   Detour Gold Corp.................................................  42,600    707,359
#*  DHX Media, Ltd...................................................  31,800     45,874
*   DIRTT Environmental Solutions....................................   5,700     25,880
    Dollarama, Inc...................................................  13,051    439,063
    Dorel Industries, Inc., Class B..................................   8,016     30,370
    DREAM Unlimited Corp., Class A...................................  18,547    142,084
*   Dundee Precious Metals, Inc......................................  41,531    144,733
    Echelon Financial Holdings, Inc..................................   1,200      5,375
    ECN Capital Corp.................................................  99,265    327,844
    E-L Financial Corp., Ltd.........................................     100     55,881
*   Eldorado Gold Corp...............................................  36,906    310,751
*   Eldorado Gold Corp...............................................   1,449     12,197
    Element Fleet Management Corp.................................... 115,952    986,001
#   Emera, Inc.......................................................   6,890    285,257
    Empire Co., Ltd., Class A........................................  23,897    634,483
    Enbridge, Inc....................................................  28,266  1,029,483
    Enbridge, Inc....................................................  19,907    724,814
    Encana Corp...................................................... 107,727    422,042
#   Encana Corp......................................................  56,119    220,548
#*  Endeavour Mining Corp............................................  10,881    197,033
#*  Endeavour Silver Corp............................................   4,949     12,274
    Enerflex, Ltd....................................................  27,441    215,011
#*  Energy Fuels, Inc................................................   5,893     11,767
#   Enerplus Corp....................................................  42,400    255,926
    Enerplus Corp....................................................  48,910    294,927
    Enghouse Systems, Ltd............................................   7,732    225,250
    Ensign Energy Services, Inc......................................  37,617     76,542
    Equitable Group, Inc.............................................   2,750    236,603
*   Essential Energy Services Trust..................................  19,400      4,198
    Evertz Technologies, Ltd.........................................   4,600     62,516
#   Exchange Income Corp.............................................   4,758    140,923
    Exco Technologies, Ltd...........................................   6,801     39,450
#   Extendicare, Inc.................................................  16,049    108,569
    Fairfax Financial Holdings, Ltd..................................   2,717  1,151,079
    Fiera Capital Corp...............................................   3,653     29,122
    Finning International, Inc.......................................  34,235    583,017
    Firm Capital Mortgage Investment Corp............................   7,100     76,655
    First Capital Realty, Inc........................................  12,624    208,946
#*  First Majestic Silver Corp.......................................   4,200     44,899
*   First Mining Gold Corp...........................................  44,500      7,602

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    First National Financial Corp....................................   3,000 $   97,692
    First Quantum Minerals, Ltd......................................  51,080    431,646
    FirstService Corp................................................   4,525    395,078
    FirstService Corp................................................   1,700    148,381
#*  Fission Uranium Corp.............................................  72,500     15,963
    Fortis, Inc......................................................   9,421    391,403
    Fortis, Inc......................................................   8,539    354,966
#*  Fortuna Silver Mines, Inc........................................  46,259    147,512
*   Fortuna Silver Mines, Inc........................................   1,312      4,185
#   Franco-Nevada Corp...............................................     402     39,007
    Franco-Nevada Corp...............................................     203     19,685
#   Freehold Royalties, Ltd..........................................  19,920     97,853
    Frontera Energy Corp.............................................   2,400     19,242
#*  GDI Integrated Facility Services, Inc............................   2,600     57,681
*   Gear Energy, Ltd.................................................  59,300     17,559
#   Genworth MI Canada, Inc..........................................  10,049    405,897
    George Weston, Ltd...............................................   9,816    785,891
    Gibson Energy, Inc...............................................  24,059    419,402
    Gildan Activewear, Inc...........................................   4,100    104,749
    Gildan Activewear, Inc...........................................   7,979    203,704
    GMP Capital, Inc.................................................  11,400     19,648
#   goeasy, Ltd......................................................   4,750    217,178
#*  Golden Star Resources, Ltd.......................................  10,349     34,887
*   GoldMining, Inc..................................................  18,000     15,306
    GoldMoney, Inc...................................................   5,800      9,115
#*  Gran Tierra Energy, Inc..........................................   2,706      2,922
#*  Gran Tierra Energy, Inc.......................................... 126,076    134,011
    Great-West Lifeco, Inc...........................................  14,218    345,762
    Guardian Capital Group, Ltd., Class A............................   5,128    101,462
*   Guyana Goldfields, Inc...........................................  26,400     10,623
*   Heroux-Devtek, Inc...............................................   8,414    107,068
#   High Arctic Energy Services, Inc.................................   8,400     14,413
#   High Liner Foods, Inc............................................   5,650     39,894
#*  Home Capital Group, Inc..........................................  23,185    477,219
    Horizon North Logistics, Inc.....................................  26,900     19,811
    Hudbay Minerals, Inc.............................................  31,643    115,181
    Hudbay Minerals, Inc.............................................  49,524    179,732
    Husky Energy, Inc................................................  78,524    548,494
#   Hydro One, Ltd...................................................  13,800    256,596
    IA Financial Crop., Inc..........................................  22,100  1,064,310
*   IAMGOLD Corp..................................................... 108,961    409,503
*   IAMGOLD Corp.....................................................   4,292     16,052
*   IBI Group, Inc...................................................   1,900      7,155
    IGM Financial, Inc...............................................   4,884    137,832
#*  Imperial Metals Corp.............................................   7,560     10,447
    Imperial Oil, Ltd................................................   6,500    161,871
    Imperial Oil, Ltd................................................  12,507    311,049
*   Indigo Books & Music, Inc........................................     900      2,761
    Information Services Corp........................................   3,800     46,652
    Innergex Renewable Energy, Inc...................................  18,586    231,995
    Intact Financial Corp............................................   2,167    223,594
#   Inter Pipeline, Ltd..............................................  32,015    537,432
*   Interfor Corp....................................................  21,569    257,105
    Intertape Polymer Group, Inc.....................................  23,559    303,364
    Invesque, Inc....................................................   3,800     27,474
*   IPL Plastics, Inc................................................   5,200     34,980
*   Ivanhoe Mines, Ltd., Class A.....................................  97,547    242,183
    Jamieson Wellness, Inc...........................................   3,573     64,456
#   Just Energy Group, Inc...........................................  15,696     36,347

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Just Energy Group, Inc...........................................   4,023 $    9,253
    K-Bro Linen, Inc.................................................   1,451     39,880
*   Kelt Exploration, Ltd............................................  37,600     82,217
#   Keyera Corp......................................................  34,254    793,998
*   Kinaxis, Inc.....................................................   1,335     85,253
    Kinder Morgan Canada, Ltd........................................   5,064     53,831
*   Kinross Gold Corp................................................ 380,521  1,849,013
*   Kinross Gold Corp................................................  27,330    132,551
    Kirkland Lake Gold, Ltd..........................................  24,117  1,132,516
*   Knight Therapeutics, Inc.........................................  28,671    182,418
    KP Tissue, Inc...................................................   1,300      8,469
    Labrador Iron Ore Royalty Corp...................................   6,409    108,560
#*  Largo Resources, Ltd.............................................  40,433     40,522
    Lassonde Industries, Inc., Class A...............................     459     60,906
#   Laurentian Bank of Canada........................................  10,873    373,963
*   Leagold Mining Corp..............................................  10,300     20,333
    Leon's Furniture, Ltd............................................   5,506     65,841
    Linamar Corp.....................................................  14,328    467,229
    Loblaw Cos., Ltd.................................................  16,488    879,315
    Lucara Diamond Corp.............................................. 114,752     94,095
*   Lundin Gold, Inc.................................................  10,600     63,579
    Lundin Mining Corp............................................... 126,238    637,372
    Magellan Aerospace Corp..........................................   4,737     57,760
    Magna International, Inc.........................................  34,984  1,881,077
    Magna International, Inc.........................................  26,058  1,401,139
*   Mainstreet Equity Corp...........................................     500     24,512
*   Major Drilling Group International, Inc..........................  21,320     90,324
    Manulife Financial Corp..........................................   1,200     22,349
    Manulife Financial Corp..........................................  80,934  1,506,991
    Maple Leaf Foods, Inc............................................   9,400    163,934
*   Marathon Gold Corp...............................................  14,000     17,326
    Martinrea International, Inc.....................................  28,236    230,244
    Mediagrif Interactive Technologies, Inc..........................   2,100     11,065
#   Medical Facilities Corp..........................................  14,050     83,419
*   MEG Energy Corp..................................................  59,756    229,569
    Melcor Developments, Ltd.........................................   1,100     10,440
    Methanex Corp....................................................   1,735     65,746
    Methanex Corp....................................................  10,248    388,707
    Metro, Inc.......................................................  10,743    454,336
    Morguard Corp....................................................     700    106,294
    Morneau Shepell, Inc.............................................   3,000     72,227
    Mountain Province Diamonds, Inc..................................   3,882      3,743
    MTY Food Group, Inc..............................................     985     39,352
    Mullen Group, Ltd................................................  21,781    135,604
    National Bank of Canada..........................................  52,657  2,719,406
*   New Gold, Inc.................................................... 140,103    145,730
    NFI Group, Inc...................................................  18,644    410,080
    Norbord, Inc.....................................................   3,712    107,150
    Norbord, Inc.....................................................   9,497    274,178
    North American Construction Group, Ltd...........................   7,400     85,624
    North American Construction Group, Ltd...........................   5,792     66,898
    North West Co., Inc. (The).......................................  10,709    229,124
    Northland Power, Inc.............................................  18,164    362,701
    Nutrien, Ltd.....................................................  19,573    935,402
*   NuVista Energy, Ltd..............................................  52,211     74,921
#*  Obsidian Energy, Ltd.............................................   9,800      5,878
    OceanaGold Corp.................................................. 197,015    472,680
    Onex Corp........................................................   7,220    424,451
    Open Text Corp...................................................   5,600    226,279

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Open Text Corp...................................................  12,999 $  523,340
    Osisko Gold Royalties, Ltd.......................................  17,126    168,520
#   Osisko Gold Royalties, Ltd.......................................  17,699    174,158
*   Osisko Mining, Inc...............................................   9,905     20,982
#*  Painted Pony Energy, Ltd.........................................  23,500     10,884
#   Pan American Silver Corp.........................................  39,313    670,284
#*  Paramount Resources, Ltd., Class A...............................  14,976     58,444
*   Parex Resources, Inc.............................................  58,874    797,890
    Park Lawn Corp...................................................   3,300     73,912
    Parkland Fuel Corp...............................................  24,374    809,629
    Pason Systems, Inc...............................................  14,685    157,654
    Pembina Pipeline Corp............................................     371     13,044
#*  Pengrowth Energy Corp............................................  83,284     12,647
*   Pengrowth Energy Corp............................................   4,002        604
#   Peyto Exploration & Development Corp.............................  50,298    100,436
*   PHX Energy Services Corp.........................................   8,838     16,172
    Pizza Pizza Royalty Corp.........................................   7,900     56,261
#*  Points International, Ltd........................................   1,000     10,903
*   Points International, Ltd........................................   1,715     18,694
    Polaris Infrastructure, Inc......................................   6,500     65,143
*   PolyMet Mining Corp..............................................   9,900      3,007
#   PrairieSky Royalty, Ltd..........................................   6,046     59,032
*   Precision Drilling Corp..........................................  37,964     40,354
*   Precision Drilling Corp..........................................  19,847     20,839
#*  Premier Gold Mines, Ltd..........................................  56,650     97,205
    Premium Brands Holdings Corp.....................................   9,754    643,478
#*  Pretium Resources, Inc...........................................  12,757    129,101
*   Pulse Seismic, Inc...............................................   4,200      7,685
    Quarterhill, Inc.................................................  31,600     39,827
    Quebecor, Inc., Class B..........................................  22,012    511,736
*   Real Matters, Inc................................................   7,500     62,979
    Recipe Unlimited Corp............................................   5,300     95,208
    Reitmans Canada, Ltd., Class A...................................  12,000     17,857
    Restaurant Brands International, Inc.............................   6,228    407,560
    Richelieu Hardware, Ltd..........................................   1,848     37,939
    Ritchie Bros Auctioneers, Inc....................................   1,000     41,143
    Ritchie Bros Auctioneers, Inc....................................   5,031    206,875
    Rocky Mountain Dealerships, Inc..................................   4,278     21,047
    Rogers Communications, Inc., Class B.............................  10,036    472,502
    Rogers Communications, Inc., Class B.............................   4,076    191,939
    Rogers Sugar, Inc................................................  31,218    128,702
*   Roxgold, Inc..................................................... 101,700     74,899
    Royal Bank of Canada.............................................  23,869  1,925,323
    Royal Bank of Canada.............................................  68,958  5,562,152
    Russel Metals, Inc...............................................  23,365    383,533
*   Sabina Gold & Silver Corp........................................  40,900     55,274
*   Sandstorm Gold, Ltd..............................................  45,436    324,272
    Saputo, Inc......................................................   9,280    269,149
#   Secure Energy Services, Inc......................................  40,209    129,441
*   SEMAFO, Inc......................................................  83,058    268,010
*   Seven Generations Energy, Ltd., Class A.......................... 100,026    560,468
    Shaw Communications, Inc., Class B...............................   8,123    165,778
    Shaw Communications, Inc., Class B...............................  36,208    740,092
    ShawCor, Ltd.....................................................  16,294    164,041
*   Shopify, Inc., Class A...........................................     752    235,805
#   Sienna Senior Living, Inc........................................   7,700    111,019
*   Sierra Wireless, Inc.............................................   4,998     55,278
    Sleep Country Canada Holdings, Inc...............................  13,187    219,767
#   SNC-Lavalin Group, Inc...........................................  10,079    182,204

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
#*  Spin Master Corp.................................................   4,550 $  128,717
    Sprott, Inc......................................................  14,599     33,696
    Stantec, Inc.....................................................  15,909    340,294
    Stella-Jones, Inc................................................   5,395    149,590
*   Storm Resources, Ltd.............................................   5,000      4,555
*   Stornoway Diamond Corp...........................................  47,014         94
#   Stuart Olson, Inc................................................   5,900     11,960
#   Sun Life Financial, Inc..........................................  24,198  1,086,006
    Suncor Energy, Inc., (B3NB0P5)................................... 160,680  4,770,589
    Suncor Energy, Inc., (B3NB1P2)...................................   5,800    172,437
*   SunOpta, Inc.....................................................   3,392      6,438
    Superior Plus Corp...............................................  53,070    479,085
    Supremex, Inc....................................................   3,700      6,826
#   Surge Energy, Inc................................................  70,035     51,047
*   Tamarack Valley Energy, Ltd......................................  68,150     87,962
*   Taseko Mines, Ltd................................................  33,379     13,178
    TC Energy Corp...................................................   7,236    364,188
    Teck Resources, Ltd., Class B....................................  58,533    925,258
    Teck Resources, Ltd., Class B....................................  57,219    905,777
    TELUS Corp.......................................................   1,498     53,285
*   Teranga Gold Corp................................................  24,400     98,741
*   Tervita Corp.....................................................     759      4,033
    TFI International, Inc...........................................  29,167    929,420
    Thomson Reuters Corp.............................................   3,237    217,721
    Tidewater Midstream and Infrastructure, Ltd......................  71,300     50,886
#   Timbercreek Financial Corp.......................................  20,935    153,543
#*  TMAC Resources, Inc..............................................   1,000      3,090
    TMX Group, Ltd...................................................   6,195    541,281
    TORC Oil & Gas, Ltd..............................................  40,565    103,484
*   Torex Gold Resources, Inc........................................  28,014    409,862
    Toromont Industries, Ltd.........................................   7,642    394,604
    Toronto-Dominion Bank (The)......................................   6,758    385,900
#   Toronto-Dominion Bank (The)......................................  53,477  3,051,932
    Total Energy Services, Inc.......................................  13,840     59,055
    Tourmaline Oil Corp..............................................  56,472    484,502
    TransAlta Corp...................................................  59,192    349,642
    TransAlta Corp...................................................  31,016    182,684
#   TransAlta Renewables, Inc........................................  23,284    250,677
    Transcontinental, Inc., Class A..................................  23,619    269,706
    TransGlobe Energy Corp...........................................  16,500     18,917
*   Trevali Mining Corp.............................................. 127,243     19,805
#*  Trican Well Service, Ltd.........................................  69,115     45,129
    Tricon Capital Group, Inc........................................  22,747    184,104
*   Trisura Group, Ltd...............................................   1,711     40,974
*   Turquoise Hill Resources, Ltd....................................  77,100     31,610
*   Turquoise Hill Resources, Ltd....................................   3,396      1,418
    Uni-Select, Inc..................................................   7,611     61,542
#   Vermilion Energy, Inc............................................  14,286    188,735
    Vermilion Energy, Inc............................................  30,353    401,570
    VersaBank........................................................   2,400     11,972
    Wajax Corp.......................................................   6,875     79,863
    Waste Connections, Inc...........................................   7,371    681,080
    Waste Connections, Inc...........................................     400     36,948
#*  Wesdome Gold Mines Ltd...........................................  21,100    128,961
    West Fraser Timber Co., Ltd......................................  16,204    749,240
#   Western Forest Products, Inc..................................... 128,611    126,941
#   Westshore Terminals Investment Corp..............................  16,246    281,724
    Wheaton Precious Metals Corp.....................................  18,688    524,572
#   Whitecap Resources, Inc..........................................  87,256    243,132

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CANADA -- (Continued)
    Winpak, Ltd......................................................   1,432 $     50,709
    WSP Global, Inc..................................................   5,888      367,380
    Yamana Gold, Inc................................................. 167,414      611,390
    Yamana Gold, Inc.................................................  14,406       52,438
*   Yangarra Resources, Ltd..........................................  26,719       20,692
#*  Yellow Pages, Ltd................................................   5,429       35,737
                                                                              ------------
TOTAL CANADA.........................................................          123,705,550
                                                                              ------------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd......................................  63,250       24,202
                                                                              ------------
DENMARK -- (1.0%)
*   Agat Ejendomme A.S...............................................  17,713        9,459
*   ALK-Abello A.S...................................................     563      120,932
    Alm Brand A.S....................................................  15,888      129,418
#   Ambu A.S., Class B...............................................  13,860      217,874
    AP Moller--Maersk A.S., Class A..................................     115      138,143
    AP Moller--Maersk A.S., Class B..................................     220      280,632
#*  Bang & Olufsen A.S...............................................   7,740       45,021
    BankNordik P/F...................................................   1,197       19,485
#*  Bavarian Nordic A.S..............................................   2,920       68,757
    Brodrene Hartmann A.S............................................     947       37,745
    Chr Hansen Holding A.S...........................................   8,059      618,735
    Coloplast A.S., Class B..........................................   4,151      499,763
    Columbus A.S.....................................................  15,956       21,257
    D/S Norden A.S...................................................   8,469      123,882
    Danske Bank A.S..................................................  25,500      364,408
#*  Demant A.S.......................................................  14,187      374,752
    DFDS A.S.........................................................   8,218      323,709
    DSV Panalpina A.S................................................   3,262      317,031
    FLSmidth & Co. A.S...............................................   6,739      241,549
    GN Store Nord A.S................................................  32,830    1,444,289
    GronlandsBANKEN A.S..............................................      85        6,856
*   H+H International A.S., Class B..................................   5,954       92,587
    ISS A.S..........................................................  28,004      733,179
    Jeudan A.S.......................................................     324       54,184
*   Jyske Bank A.S...................................................  11,978      398,450
    Matas A.S........................................................   7,747       59,382
*   Nilfisk Holding A.S..............................................   7,830      132,358
#*  NKT A.S..........................................................   4,615       80,966
    NNIT A.S.........................................................   2,649       37,898
    Orsted A.S.......................................................   3,589      315,013
    Pandora A.S......................................................  33,757    1,661,048
    Parken Sport & Entertainment A.S.................................   1,139       17,192
    Per Aarsleff Holding A.S.........................................   6,469      201,892
    Ringkjoebing Landbobank A.S......................................   7,451      514,497
    Rockwool International A.S., Class A.............................     710      133,633
    Rockwool International A.S., Class B.............................   2,142      420,985
    RTX A.S..........................................................     497       11,540
    Schouw & Co., A.S................................................   3,284      235,652
    SimCorp A.S......................................................   5,449      487,564
    Solar A.S., Class B..............................................   1,580       66,331
    Spar Nord Bank A.S...............................................  22,279      217,635
#   Sydbank A.S......................................................  11,213      219,958
    Tivoli A.S.......................................................     256       26,209
    Topdanmark A.S...................................................  10,767      482,236
*   TORM P.L.C.......................................................   6,179       58,974
    Tryg A.S.........................................................  12,901      360,596
#   United International Enterprises.................................     387       73,334

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
DENMARK -- (Continued)
    Vestas Wind Systems A.S..........................................   6,793 $   553,411
*   Vestjysk Bank A.S................................................ 107,651      59,592
                                                                              -----------
TOTAL DENMARK........................................................          13,109,993
                                                                              -----------
FINLAND -- (1.5%)
#*  Afarak Group Oyj.................................................   6,116       3,892
    Ahlstrom-Munksjo Oyj.............................................   3,900      58,486
    Aktia Bank Oyj...................................................  12,613     122,850
    Alma Media Oyj...................................................   6,819      53,907
    Asiakastieto Group Oyj...........................................     967      31,383
    Aspo Oyj.........................................................   5,171      47,301
    Atria Oyj........................................................   2,128      20,173
#*  BasWare Oyj......................................................     558      12,530
#   Bittium Oyj......................................................   4,676      31,620
    Cargotec Oyj, Class B............................................   8,754     307,114
#   Caverion Oyj.....................................................   2,736      20,455
#   Citycon Oyj......................................................   7,699      80,679
    Cramo Oyj........................................................   9,188      97,481
    Digia Oyj........................................................   3,511      15,004
    Elisa Oyj........................................................  14,518     793,109
    Finnair Oyj......................................................  14,000      91,429
    Fiskars Oyj Abp..................................................   6,191      83,002
    Fortum Oyj.......................................................  40,152     981,219
*   F-Secure Oyj.....................................................   7,922      25,322
*   HKScan Oyj, Class A..............................................  10,963      21,779
    Huhtamaki Oyj....................................................  31,301   1,449,408
    Ilkka-Yhtyma Oyj.................................................   2,909      12,278
    Kemira Oyj.......................................................  32,835     533,395
    Kesko Oyj, Class A...............................................   2,339     144,115
    Kesko Oyj, Class B...............................................  11,960     796,871
    Kone Oyj, Class B................................................  11,103     706,992
    Konecranes Oyj...................................................   9,197     284,025
    Lassila & Tikanoja Oyj...........................................  12,008     193,767
#   Lehto Group Oyj..................................................   1,807       4,098
#   Metsa Board Oyj..................................................  47,755     316,459
    Metso Oyj........................................................  30,651   1,160,348
#   Neste Oyj........................................................  50,616   1,828,880
#   Nokia Oyj........................................................  27,155      99,686
    Nokian Renkaat Oyj...............................................   9,949     284,334
    Nordea Bank Abp..................................................  83,521     611,318
    Nordea Bank Abp..................................................  12,102      88,573
    Oriola Oyj, Class B..............................................  38,503      88,568
#   Outokumpu Oyj....................................................  50,552     143,638
*   Outotec Oyj......................................................   5,885      37,930
    Ponsse Oyj.......................................................   2,973      92,740
    Raisio Oyj, Class V..............................................  22,294      77,784
    Raute Oyj, Class A...............................................     401      10,521
    Revenio Group Oyj................................................   4,498     132,765
    Sampo Oyj, Class A...............................................  21,786     892,787
    Sanoma Oyj.......................................................  25,923     271,228
*   SRV Group Oyj....................................................   3,102       4,532
#*  Stockmann Oyj Abp, Class B.......................................   5,241      12,618
    Stora Enso Oyj, Class R..........................................  62,459     811,450
    Teleste Oyj......................................................   1,197       7,774
    Tieto Oyj........................................................  11,128     316,734
#   Tikkurila Oyj....................................................  12,676     202,327
    Tokmanni Group Corp..............................................  20,394     261,122
    UPM-Kymmene Oyj..................................................  85,547   2,786,218
    Uponor Oyj.......................................................  18,691     244,498

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINLAND -- (Continued)
    Valmet Oyj.......................................................  37,202 $   832,600
    Wartsila Oyj Abp.................................................   2,476      26,163
    YIT Oyj..........................................................  31,573     189,634
                                                                              -----------
TOTAL FINLAND........................................................          18,856,913
                                                                              -----------
FRANCE -- (8.1%)
    ABC arbitrage....................................................   3,204      23,939
    Accor SA.........................................................   5,060     217,649
    Actia Group......................................................   3,218      14,363
    Aeroports de Paris...............................................   2,014     383,041
    Air Liquide SA...................................................  17,765   2,362,053
    Airbus SE........................................................  22,232   3,189,364
    Akka Technologies................................................   4,107     265,085
    AKWEL............................................................   3,913      77,705
    Albioma SA.......................................................   8,257     214,316
    Alstom SA........................................................  18,467     798,941
    Altamir..........................................................   3,848      71,473
    Alten SA.........................................................   8,111     892,226
    Altran Technologies SA...........................................  43,541     692,257
#*  Amplitude Surgical SAS...........................................   1,826       3,182
    Amundi SA........................................................   1,740     124,353
    Arkema SA........................................................  21,109   2,160,251
    Assystem SA......................................................   1,877      69,712
    Atos SE..........................................................  11,535     895,192
    Aubay............................................................   1,711      59,595
    AXA SA...........................................................  60,523   1,602,117
    Axway Software SA................................................   1,116      13,327
    Bastide le Confort Medical.......................................     789      33,813
    Beneteau SA......................................................   9,994      93,339
    Bigben Interactive...............................................   3,072      46,781
    BNP Paribas SA...................................................  35,279   1,843,664
    Boiron SA........................................................   1,900      67,481
    Bollore SA.......................................................  46,537     201,615
#*  Bollore SA.......................................................      65         277
    Bonduelle SCA....................................................   4,816     125,169
*   Bourbon Corp.....................................................   3,477      14,251
    Bourbon Corp.....................................................   2,500      38,967
    Bouygues SA......................................................  43,174   1,831,357
    Bureau Veritas SA................................................  32,581     832,984
    Burelle SA.......................................................      30      27,186
    Capgemini SE.....................................................   6,388     720,120
    Carrefour SA.....................................................  63,897   1,087,882
#   Casino Guichard Perrachon SA.....................................   9,663     521,653
*   Cegedim SA.......................................................   1,561      48,307
#*  CGG SA........................................................... 161,860     377,323
#   Chargeurs SA.....................................................   4,018      68,257
    Cie de Saint-Gobain..............................................  63,372   2,581,011
    Cie des Alpes....................................................   2,635      78,899
    Cie Generale des Etablissements Michelin SCA.....................  24,889   3,030,415
    Cie Plastic Omnium SA............................................  15,525     424,088
    CNP Assurances...................................................  12,837     254,805
*   Coface SA........................................................  29,501     322,526
    Credit Agricole SA...............................................  36,437     475,443
    Danone SA........................................................  24,771   2,052,060
    Dassault Systemes SE.............................................   1,001     152,029
    Derichebourg SA..................................................  37,574     135,458
#   Devoteam SA......................................................   1,357     115,279
    Edenred..........................................................  24,983   1,316,797
    Eiffage SA.......................................................  24,726   2,655,724

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FRANCE -- (Continued)
    Electricite de France SA......................................... 81,709 $  844,120
    Electricite de Strasbourg SA.....................................    112     13,558
    Elior Group SA................................................... 28,156    364,638
    Elis SA.......................................................... 53,902  1,030,526
    Engie SA......................................................... 78,813  1,319,706
    Eramet...........................................................  2,714    135,988
#*  Erytech Pharma SA................................................  2,355     10,401
    EssilorLuxottica SA..............................................  8,962  1,368,446
*   Esso SA Francaise................................................    718     17,550
    Etablissements Maurel et Prom SA.................................  7,575     22,275
    Euronext NV...................................................... 11,989    967,178
#   Europcar Mobility Group.......................................... 35,933    131,965
    Eutelsat Communications SA....................................... 68,501  1,299,458
    Exel Industries, Class A.........................................    266     11,603
    Faurecia SE...................................................... 19,537    911,755
    Fleury Michon SA.................................................    175      5,858
*   Fnac Darty S.A...................................................  4,763    275,706
*   Fnac Darty SA....................................................    903     52,912
    Gaztransport Et Technigaz SA.....................................  3,911    356,833
    Getlink SE....................................................... 29,951    501,705
    GL Events........................................................  2,690     70,568
    Groupe Crit......................................................    826     61,508
    Groupe Gorge.....................................................    802     13,444
    Groupe Open......................................................    976     12,123
    Guerbet..........................................................  2,118    118,686
#   Haulotte Group SA................................................  2,041     11,159
    HERIGE SADCS.....................................................    200      6,486
    Hermes International.............................................    787    566,917
    HEXAOM...........................................................    901     33,882
*   ID Logistics Group...............................................    417     79,723
#   Iliad SA.........................................................  8,188    848,567
#   Imerys SA........................................................  8,616    332,825
    Ingenico Group SA................................................  8,340    891,805
    Ipsen SA.........................................................  2,355    251,014
    IPSOS............................................................ 10,845    326,813
    Jacquet Metal Service SA.........................................  3,858     65,658
    JCDecaux SA......................................................  7,836    214,201
    Kaufman & Broad SA...............................................  7,894    301,151
    Kering SA........................................................  1,882  1,070,851
    Korian SA........................................................ 14,424    611,674
    Lagardere SCA.................................................... 28,664    640,513
*   Latecoere SACA................................................... 17,663     75,719
    Le Belier........................................................  1,008     28,990
    Lectra...........................................................  6,791    159,002
    Legrand SA....................................................... 17,950  1,402,326
    Linedata Services................................................  1,500     43,170
    LISI.............................................................  5,674    199,441
    LNA Sante SA.....................................................  1,351     71,318
    LVMH Moet Hennessy Louis Vuitton SE.............................. 13,701  5,851,089
    Maisons du Monde SA..............................................  5,716     79,101
    Manitou BF SA....................................................  2,548     52,066
    Manutan International............................................    278     19,269
    Mersen SA........................................................  4,927    160,407
*   METabolic EXplorer SA............................................  7,040     10,162
    Metropole Television SA.......................................... 10,154    178,634
    Natixis SA....................................................... 68,754    315,878
    Nexans SA........................................................  6,931    282,037
    Nexity SA........................................................ 13,786    713,539
#*  Nicox............................................................  1,341      6,701

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    NRJ Group........................................................   4,221 $   28,906
    Oeneo SA.........................................................   6,216     70,608
*   OL Groupe SA.....................................................   4,903     17,012
*   Onxeo SA.........................................................   7,633      4,516
    Orange SA........................................................ 108,744  1,750,179
    Orpea............................................................   4,038    486,349
    Peugeot SA....................................................... 147,891  3,745,504
*   Pierre & Vacances SA.............................................     743     12,297
#   Plastivaloire....................................................   2,229     15,080
    PSB Industries SA................................................     395      8,947
    Publicis Groupe SA...............................................   2,786    119,905
    Quadient.........................................................  11,230    240,505
#   Rallye SA........................................................   5,260     48,996
#*  Recylex SA.......................................................   3,158     12,635
    Renault SA.......................................................   6,123    312,634
    Rexel SA.........................................................  70,107    869,152
#   Robertet SA......................................................     199    179,799
    Rothschild & Co..................................................   5,200    146,246
    Rubis SCA........................................................  13,553    785,906
    Safran SA........................................................   5,719    905,832
    Samse SA.........................................................      48      9,320
    Sartorius Stedim Biotech.........................................   2,020    302,619
    Savencia SA......................................................   1,061     70,453
    SCOR SE..........................................................  21,815    920,138
    SEB SA...........................................................   4,923    748,065
    Seche Environnement SA...........................................   1,053     39,935
    SES SA...........................................................  82,028  1,590,105
    Societe BIC SA...................................................   6,130    425,750
    Societe Generale SA..............................................  61,643  1,753,059
    Societe Marseillaise du Tunnel Prado-Carenage SA.................     467      9,202
    Societe pour l'Informatique Industrielle.........................   1,640     43,541
    Sodexo SA........................................................   7,943    874,061
*   SOITEC...........................................................   3,223    355,462
#*  Solocal Group....................................................  94,864     74,248
    Somfy SA.........................................................   2,083    192,853
    Sopra Steria Group...............................................   3,302    453,338
    SPIE SA..........................................................  27,246    575,039
#*  SRP Groupe SA....................................................   2,351      2,865
    Stef SA..........................................................   1,222    118,722
    STMicroelectronics NV............................................ 103,539  2,349,953
#   STMicroelectronics NV............................................   3,197     72,508
    Suez.............................................................  37,066    578,138
    Sword Group......................................................     974     33,252
    Synergie SA......................................................   2,431     69,029
    Tarkett SA.......................................................  11,085    180,512
#*  Technicolor SA...................................................  73,458     61,462
    Teleperformance..................................................   9,363  2,124,309
    Television Francaise 1...........................................  14,992    125,809
#   TFF Group........................................................     380     15,083
    Thermador Groupe.................................................   1,400     86,602
    Total Gabon......................................................     250     36,269
    Total SA......................................................... 174,979  9,250,823
    Trigano SA.......................................................   1,605    144,752
*   Ubisoft Entertainment SA.........................................  13,221    781,351
    Union Financiere de France BQE SA................................   1,264     29,081
    Valeo SA.........................................................  30,669  1,142,135
#*  Vallourec SA.....................................................  54,905    133,364
    Veolia Environnement SA..........................................  20,894    550,009
    Vetoquinol SA....................................................     532     34,669

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FRANCE -- (Continued)
    Vicat SA.........................................................   5,467 $    231,825
    Vilmorin & Cie SA................................................   1,927      105,369
#   Vinci SA.........................................................  31,612    3,546,747
*   Virbac SA........................................................     918      223,868
    Vivendi SA.......................................................  21,778      606,465
*   Worldline SA.....................................................   3,992      242,902
                                                                              ------------
TOTAL FRANCE.........................................................          102,601,768
                                                                              ------------
GERMANY -- (6.7%)
    1&1 Drillisch AG.................................................   5,762      154,323
    7C Solarparken AG................................................   9,042       34,903
    Aareal Bank AG...................................................  10,684      358,680
    Adidas AG........................................................   6,785    2,097,425
*   Adler Modemaerkte AG.............................................   1,392        5,288
*   ADLER Real Estate AG.............................................   8,152       93,971
    ADO Properties SA................................................   5,044      205,732
*   ADVA Optical Networking SE.......................................  14,838      104,701
    All for One Group AG.............................................     614       30,961
    Allgeier SE......................................................     901       23,776
    Allianz SE.......................................................  13,842    3,380,528
    Amadeus Fire AG..................................................   1,150      144,867
    Aroundtown SA....................................................  67,018      566,475
    Atoss Software AG................................................     243       36,543
    Aurubis AG.......................................................   9,731      478,440
*   Axel Springer SE.................................................   8,991      629,287
    BASF SE..........................................................  84,915    6,455,171
    Basler AG........................................................     411       21,153
    Bauer AG.........................................................   2,614       41,619
    Bayerische Motoren Werke AG......................................  26,268    2,011,464
    BayWa AG.........................................................   3,443      100,722
    Bechtle AG.......................................................   5,456      590,855
    Beiersdorf AG....................................................   2,753      325,706
    Bertrandt AG.....................................................   1,821       90,953
    Bijou Brigitte AG................................................     834       42,432
    Bilfinger SE.....................................................   8,032      268,112
    Borussia Dortmund GmbH & Co. KGaA................................  13,186      124,709
    Brenntag AG......................................................  27,483    1,377,454
    CANCOM SE........................................................   7,158      382,823
    Carl Zeiss Meditec AG............................................   1,144      124,701
*   CECONOMY AG......................................................  33,172      166,929
    CENIT AG.........................................................     209        2,835
    CENTROTEC Sustainable AG.........................................     947       16,639
    Cewe Stiftung & Co. KGAA.........................................   2,318      222,941
    comdirect bank AG................................................   2,668       40,226
    Commerzbank AG................................................... 123,311      737,862
    CompuGroup Medical SE............................................   4,659      298,491
    Continental AG...................................................  13,979    1,872,358
#   Corestate Capital Holding SA.....................................   3,697      137,867
    Covestro AG......................................................  11,333      544,232
    CropEnergies AG..................................................   9,615       74,994
    CTS Eventim AG & Co. KGaA........................................  11,889      720,068
    Daimler AG.......................................................  79,755    4,651,530
    Deutsche Bank AG................................................. 115,425      836,831
    Deutsche Beteiligungs AG.........................................   4,228      171,672
    Deutsche Boerse AG...............................................  11,183    1,731,795
    Deutsche EuroShop AG.............................................   3,175       95,027
    Deutsche Lufthansa AG............................................   3,490       60,458
    Deutsche Pfandbriefbank AG.......................................  35,125      480,029
    Deutsche Post AG.................................................  21,476      760,788

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GERMANY -- (Continued)
    Deutsche Telekom AG.............................................. 330,061 $5,807,608
    Deutsche Wohnen SE...............................................  15,456    582,725
    Deutz AG.........................................................  10,004     55,659
*   Dialog Semiconductor P.L.C.......................................  17,913    805,732
    DIC Asset AG.....................................................   8,141    113,557
    DMG Mori AG......................................................   4,388    207,888
    Dr Hoenle AG.....................................................     981     50,936
    Draegerwerk AG & Co. KGaA........................................     801     33,553
    Duerr AG.........................................................  16,230    478,843
    E.ON SE.......................................................... 197,282  1,989,484
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................   1,205    211,205
#   EDAG Engineering Group AG........................................   3,367     41,726
    Elmos Semiconductor AG...........................................   4,335    121,501
*   ElringKlinger AG.................................................   5,449     40,282
    Energiekontor AG.................................................   2,205     48,158
    Evonik Industries AG.............................................  27,076    713,559
    Ferratum Oyj.....................................................     573      5,235
    Fielmann AG......................................................   4,381    337,870
    First Sensor AG..................................................     731     28,402
    FORTEC Elektronik AG.............................................      65      1,449
    Francotyp-Postalia Holding AG, Class A...........................   2,956     11,786
    Fraport AG Frankfurt Airport Services Worldwide..................   7,592    634,559
    Freenet AG.......................................................  45,068  1,000,859
    Fresenius Medical Care AG & Co. KGaA.............................  28,159  2,032,505
    Fuchs Petrolub SE................................................   4,496    181,091
    Gerresheimer AG..................................................   9,780    788,709
    Gesco AG.........................................................   2,374     50,107
    GFT Technologies SE..............................................   5,152     45,320
    Grand City Properties SA.........................................  19,175    448,913
    GRENKE AG........................................................     544     51,445
*   H&R GmbH & Co. KGaA..............................................   3,109     18,981
    Hamburger Hafen und Logistik AG..................................  10,573    273,914
    Hannover Rueck SE................................................   2,333    413,417
    Hapag-Lloyd AG...................................................   6,086    442,118
    HeidelbergCement AG..............................................  11,499    852,513
*   Heidelberger Druckmaschinen AG...................................  78,275    101,580
    Hella GmbH & Co KGaA.............................................  12,571    611,502
    Henkel AG & Co. KGaA.............................................   1,460    140,478
    Highlight Communications AG......................................   1,578      7,269
    Hochtief AG......................................................   1,791    223,773
    Hornbach Baumarkt AG.............................................   2,192     46,545
    Hornbach Holding AG & Co. KGaA...................................   2,702    163,277
    Hugo Boss AG.....................................................  13,109    552,708
    Indus Holding AG.................................................   5,552    211,592
    Infineon Technologies AG.........................................  83,750  1,622,134
    Isra Vision AG...................................................   1,475     69,766
    IVU Traffic Technologies AG......................................   2,235     27,336
    Jenoptik AG......................................................   7,124    211,833
    K+S AG...........................................................  53,489    759,543
    KION Group AG....................................................  18,471  1,229,018
    Kloeckner & Co. SE...............................................  12,707     73,249
    Koenig & Bauer AG................................................   3,072    101,519
    KSB SE & Co. KGaA................................................      11      3,504
    KWS Saat SE & Co., KGaA..........................................   1,695    113,943
    Lanxess AG.......................................................  21,679  1,408,684
    LEG Immobilien AG................................................   7,693    883,648
    Leifheit AG......................................................     993     23,645
*   Leoni AG.........................................................   9,337    110,603
*   LPKF Laser & Electronics AG......................................   1,872     29,031

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
GERMANY -- (Continued)
*   Manz AG..........................................................    577 $   12,343
    MasterFlex SE....................................................    948      5,652
    METRO AG......................................................... 60,356    985,577
    MLP SE........................................................... 16,050     81,978
    MTU Aero Engines AG..............................................  6,538  1,748,464
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........  5,630  1,564,237
    Nemetschek SE.................................................... 10,653    543,542
    New Work SE......................................................    503    158,455
    Nexus AG.........................................................    544     19,259
*   Nordex SE........................................................ 10,527    137,438
    Norma Group SE................................................... 12,279    450,763
    OHB SE...........................................................  1,146     45,431
    OSRAM Licht AG................................................... 14,114    631,808
    Paragon GmbH & Co. KGaA..........................................    295      3,828
    Patrizia AG......................................................  7,619    156,540
    Pfeiffer Vacuum Technology AG....................................    441     69,068
    PNE AG........................................................... 20,038     88,910
    Progress-Werk Oberkirch AG.......................................    549     14,932
    ProSiebenSat.1 Media SE.......................................... 42,290    624,484
    PSI Software AG..................................................  1,210     25,718
    Puma SE..........................................................  3,094    232,786
    Puma SE..........................................................  1,130     85,006
    QSC AG........................................................... 38,579     53,259
*   R Stahl AG.......................................................    287      8,525
    Rational AG......................................................    420    319,558
    RIB Software SE..................................................    652     16,942
*   Rocket Internet SE............................................... 19,642    521,600
    RTL Group SA.....................................................  8,129    413,247
    RWE AG........................................................... 46,206  1,408,103
#   S&T AG...........................................................  2,225     47,451
    SAF-Holland SA................................................... 15,350    108,376
    Salzgitter AG....................................................  9,848    178,574
    SAP SE, Sponsored ADR............................................  2,290    303,608
    SAP SE........................................................... 11,462  1,518,732
*   Schaltbau Holding AG.............................................    438     14,861
    Scout24 AG.......................................................  7,183    445,248
    Secunet Security Networks AG.....................................    211     27,346
*   Senvion SA.......................................................  3,421        259
*   SGL Carbon SE....................................................  6,998     32,525
*   Shop Apotheke Europe NV..........................................    411     17,927
    Siltronic AG.....................................................  3,390    322,861
    Sixt Leasing SE..................................................  4,411     55,025
*   SMA Solar Technology AG..........................................  1,941     60,690
*   SMT Scharf AG....................................................    570      5,878
    Softing AG.......................................................    978      8,461
    Software AG......................................................  6,122    194,747
    Stabilus SA......................................................  6,518    365,931
    Stroeer SE & Co. KGaA............................................  7,447    599,993
    Suedzucker AG.................................................... 20,485    294,796
*   SUESS MicroTec SE................................................  2,792     30,854
    Surteco Group SE.................................................  1,977     43,376
    Symrise AG.......................................................  8,978    862,847
    TAG Immobilien AG................................................ 22,864    555,635
    Takkt AG.........................................................  9,442    112,300
*   Talanx AG........................................................  9,232    425,488
    Technotrans SE...................................................  2,825     53,498
*   Tele Columbus AG.................................................  4,512     10,620
    Telefonica Deutschland Holding AG................................ 97,109    308,401
    Thyssenkrupp AG.................................................. 19,380    276,370

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
GERMANY -- (Continued)
    TLG Immobilien AG................................................    16,652 $   488,346
    Uniper SE........................................................    19,038     593,349
    United Internet AG...............................................    32,890     992,895
    VERBIO Vereinigte BioEnergie AG..................................     6,536      65,862
    Volkswagen AG....................................................     3,803     718,920
    Vonovia SE.......................................................    21,306   1,134,648
    Vossloh AG.......................................................     2,156      88,287
    Wacker Chemie AG.................................................     4,737     371,103
    Wacker Neuson SE.................................................     7,576     129,346
    Washtec AG.......................................................     2,225     111,812
    Wirecard AG......................................................     7,008     886,623
    Wuestenrot & Wuerttembergische AG................................     5,572     114,020
*   Zalando SE.......................................................     1,838      79,690
                                                                                -----------
TOTAL GERMANY........................................................            85,060,167
                                                                                -----------
HONG KONG -- (2.6%)
    Aeon Credit Service Asia Co., Ltd................................    22,000      17,808
#   Agritrade Resources, Ltd.........................................   790,000      67,580
    AIA Group, Ltd...................................................   233,600   2,326,240
    Allied Properties HK, Ltd........................................   342,000      67,129
    APAC Resources, Ltd..............................................    20,000       2,270
#*  Applied Development Holdings, Ltd................................   235,000       5,958
    Asia Financial Holdings, Ltd.....................................    40,000      21,308
    Asia Standard International Group, Ltd...........................   156,000      25,438
    Asiasec Properties, Ltd..........................................    62,000      12,628
    ASM Pacific Technology, Ltd......................................    88,900   1,241,296
    Bank of East Asia, Ltd. (The)....................................   126,653     305,094
    BOC Aviation, Ltd................................................    60,000     563,694
    BOC Hong Kong Holdings, Ltd......................................   168,000     577,185
    Bright Smart Securities & Commodities Group, Ltd.................   132,000      21,827
*   Brightoil Petroleum Holdings, Ltd................................   444,000      84,993
*   Burwill Holdings, Ltd............................................ 1,052,000       9,532
    Cafe de Coral Holdings, Ltd......................................   124,000     338,346
#   Camsing International Holding, Ltd...............................    28,000       4,145
#   Cathay Pacific Airways, Ltd......................................   144,000     183,967
    Century City International Holdings, Ltd.........................   420,000      30,501
    CGN Mining Co., Ltd..............................................   245,000       9,204
    Chevalier International Holdings, Ltd............................    12,000      16,999
*   China Best Group Holding, Ltd....................................   290,000       7,308
*   China Display Optoelectronics Technology Holdings, Ltd...........   176,000      12,523
*   China Energy Development Holdings, Ltd........................... 1,680,000      40,629
    China Motor Bus Co., Ltd.........................................     1,400      18,215
    China New Higher Education Group, Ltd............................    53,000      21,503
    China Star Entertainment, Ltd....................................   180,000      19,244
#*  China Strategic Holdings, Ltd.................................... 2,830,000      12,983
    Chinese Estates Holdings, Ltd....................................   121,000      87,918
    Chong Hing Bank, Ltd.............................................     9,000      15,484
    Chow Sang Sang Holdings International, Ltd.......................   104,000     121,362
    Chow Tai Fook Jewellery Group, Ltd...............................   151,000     135,766
    Chuang's China Investments, Ltd..................................   190,000      11,497
    Chuang's Consortium International, Ltd...........................   200,000      38,998
    CITIC Telecom International Holdings, Ltd........................   571,000     216,741
    CK Asset Holdings, Ltd...........................................   155,808   1,084,067
    CK Infrastructure Holdings, Ltd..................................    28,000     201,508
    CK Life Sciences Intl Holdings, Inc..............................   852,000      38,518
    CLP Holdings, Ltd................................................    37,000     384,260
    CNQC International Holdings, Ltd.................................   147,500      22,216
    CNT Group, Ltd...................................................   128,000       6,361
    Convenience Retail Asia, Ltd.....................................    54,000      25,969

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
#*  Convoy Global Holdings, Ltd......................................   576,000 $    2,301
*   Cosmopolitan International Holdings, Ltd.........................    60,000      8,271
#   Cowell e Holdings, Inc...........................................   141,000     22,034
    Crocodile Garments...............................................   111,000      7,659
    Cross-Harbour Holdings, Ltd. (The)...............................    37,939     56,560
    CSI Properties, Ltd.............................................. 1,190,000     42,459
*   CST Group, Ltd................................................... 4,280,000     13,629
    Dah Sing Banking Group, Ltd......................................   131,328    169,780
    Dah Sing Financial Holdings, Ltd.................................    34,120    126,963
    Dickson Concepts International, Ltd..............................    21,500     10,475
    Eagle Nice International Holdings, Ltd...........................    74,000     29,237
    Emperor Capital Group, Ltd.......................................   888,000     25,100
    Emperor Watch & Jewellery, Ltd...................................   810,000     17,537
#*  ENM Holdings, Ltd................................................   156,000     15,497
#*  Esprit Holdings, Ltd.............................................   499,500     95,494
*   Eternity Investment, Ltd.........................................   710,000     14,174
    Fairwood Holdings, Ltd...........................................    16,500     43,450
    Far East Consortium International, Ltd...........................   384,829    162,785
*   Far East Holdings International, Ltd.............................   147,000      3,628
*   FIH Mobile, Ltd..................................................   830,000    118,196
    First Pacific Co., Ltd...........................................   752,000    287,687
*   First Shanghai Investments, Ltd..................................   128,000      6,104
    Fountain SET Holdings, Ltd.......................................   164,000     26,358
*   Freeman Fintech Corp, Ltd........................................   312,000      5,999
    Get Nice Financial Group, Ltd....................................   101,500     10,082
    Get Nice Holdings, Ltd........................................... 1,580,000     47,330
    Giordano International, Ltd......................................   382,000    121,262
    Global Brands Group Holding, Ltd.................................   143,200      9,857
#*  Gold-Finance Holdings, Ltd.......................................    38,000        262
*   Good Resources Holdings, Ltd.....................................   410,000      6,514
*   Goodbaby International Holdings, Ltd.............................   231,000     33,627
    Great Eagle Holdings, Ltd........................................    43,597    147,316
*   G-Resources Group, Ltd........................................... 6,825,600     42,618
#   Guotai Junan International Holdings, Ltd.........................   974,000    163,541
#   Haitong International Securities Group, Ltd......................   731,956    212,230
    Hang Lung Group, Ltd.............................................   116,000    290,538
    Hang Lung Properties, Ltd........................................   132,000    290,163
    Hang Seng Bank, Ltd..............................................    54,400  1,135,061
    Hanison Construction Holdings, Ltd...............................    26,565      3,796
*   Hao Tian Development Group, Ltd..................................   245,000      6,531
    Henderson Land Development Co., Ltd..............................    94,249    470,734
    HK Electric Investments & HK Electric Investments, Ltd...........   102,000    101,814
    HKBN, Ltd........................................................   110,500    197,209
    HKT Trust & HKT, Ltd.............................................   580,000    902,282
    Hon Kwok Land Investment Co., Ltd................................    38,000     15,896
    Hong Kong & China Gas Co., Ltd...................................   205,179    398,232
    Hong Kong Exchanges & Clearing, Ltd..............................    44,921  1,399,470
#   Hong Kong Ferry Holdings Co., Ltd................................    22,000     20,011
#*  Hong Kong Finance Investment Holding Group, Ltd..................   216,000     23,146
#*  Hong Kong Television Network, Ltd................................    68,000     25,539
    Hongkong & Shanghai Hotels, Ltd. (The)...........................   118,000    132,872
    Hongkong Chinese, Ltd............................................   136,000     15,600
#   Honma Golf, Ltd..................................................    25,000     22,473
*   Huan Yue Interactive Holdings, Ltd...............................    95,000      6,183
    Hung Hing Printing Group, Ltd....................................    86,000     11,068
    Hutchison Telecommunications Hong Kong Holdings, Ltd.............   256,000     46,309
    Hysan Development Co., Ltd.......................................    36,000    141,885
#*  I-CABLE Communications, Ltd......................................    63,112        563
    IGG, Inc.........................................................   161,000    105,211

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
*   Imagi International Holdings, Ltd................................    31,500 $    5,144
    International Housewares Retail Co., Ltd.........................    59,000     13,762
    IT, Ltd..........................................................   176,000     47,083
    ITC Properties Group, Ltd........................................   117,143     21,946
#   Jacobson Pharma Corp., Ltd.......................................    72,000     10,824
    Johnson Electric Holdings, Ltd...................................   100,875    184,207
    Kader Holdings Co., Ltd..........................................   102,000     11,419
    Karrie International Holdings, Ltd...............................   110,000     15,547
    Kerry Logistics Network, Ltd.....................................   122,500    195,454
    Kerry Properties, Ltd............................................   102,500    331,450
    Kingmaker Footwear Holdings, Ltd.................................    42,000      5,724
    Kingston Financial Group, Ltd....................................   644,000     97,587
    Kowloon Development Co., Ltd.....................................   101,000    127,247
    Kwoon Chung Bus Holdings, Ltd....................................    22,000      8,893
    Lai Sun Development Co., Ltd.....................................    55,120     65,981
    Landsea Green Group Co., Ltd.....................................   264,000     28,612
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................    92,000     26,045
*   Lerthai Group, Ltd...............................................    20,000      8,798
    Li & Fung, Ltd................................................... 1,696,000    185,476
    Lifestyle International Holdings, Ltd............................   104,000    109,472
    Liu Chong Hing Investment, Ltd...................................    46,000     63,078
    L'Occitane International SA......................................   108,500    244,265
#   Luk Fook Holdings International, Ltd.............................    97,000    257,643
    Lung Kee Bermuda Holdings........................................    24,000      7,954
    Magnificent Hotel Investment, Ltd................................   102,000      2,212
    Man Wah Holdings, Ltd............................................   494,400    336,734
    Mason Group Holdings, Ltd........................................ 3,999,598     40,274
    Master Glory Group, Ltd..........................................   163,500      5,425
*   Midland Holdings, Ltd............................................    65,125     10,113
    Ming Fai International Holdings, Ltd.............................    64,000      6,774
    Miramar Hotel & Investment.......................................    40,000     78,380
    Modern Dental Group, Ltd.........................................    72,000     15,870
    Mongolian Mining Corp............................................   112,300     10,430
    MTR Corp., Ltd...................................................    18,420    105,616
    Nameson Holdings, Ltd............................................   206,000     15,983
    New World Development Co., Ltd...................................   884,083  1,264,624
*   NewOcean Energy Holdings, Ltd....................................   238,000     38,545
#   OP Financial, Ltd................................................   108,000     21,899
    Oriental Watch Holdings..........................................   118,000     27,081
#   Oshidori International Holdings, Ltd.............................   984,000    119,002
    Pacific Basin Shipping, Ltd...................................... 1,279,000    296,136
    Pacific Textiles Holdings, Ltd...................................   300,000    218,218
    Paliburg Holdings, Ltd...........................................    58,000     19,218
    PC Partner Group, Ltd............................................    60,000     18,989
#   PCCW, Ltd........................................................ 1,150,000    683,002
    Perfect Shape Medical, Ltd.......................................    88,000     31,840
    Pico Far East Holdings, Ltd......................................   162,000     55,254
    Playmates Holdings, Ltd..........................................   140,000     18,553
*   Playmates Toys, Ltd..............................................   212,000     13,174
    Polytec Asset Holdings, Ltd......................................   263,500     32,585
    Power Assets Holdings, Ltd.......................................    29,000    206,948
    Prada SpA........................................................    65,000    223,461
    Public Financial Holdings, Ltd...................................   104,000     40,318
*   PYI Corp., Ltd...................................................   568,000      5,796
    Rare Earth Magnesium Technology Group Holdings, Ltd..............   350,000     14,268
*   Realord Group Holdings, Ltd......................................    30,000     18,683
    Regal Hotels International Holdings, Ltd.........................    76,000     43,049
*   Regent Pacific Group, Ltd........................................   410,000      7,084

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
HONG KONG -- (Continued)
    Regina Miracle International Holdings, Ltd.......................    87,000 $    57,082
#   Sa Sa International Holdings, Ltd................................   389,388      93,213
    Samsonite International SA.......................................   381,000     775,778
    SAS Dragon Holdings, Ltd.........................................    64,000      20,152
    SEA Holdings, Ltd................................................    47,706      48,858
    Shangri-La Asia, Ltd.............................................   144,000     147,803
    Shenwan Hongyuan HK, Ltd.........................................    67,500       9,959
    Shun Ho Property Investments, Ltd................................     1,683         517
    Shun Tak Holdings, Ltd...........................................   314,000     128,737
    Singamas Container Holdings, Ltd.................................   386,000      43,333
    Sino Land Co., Ltd...............................................   246,188     368,018
    SITC International Holdings Co., Ltd.............................   364,000     400,800
    Sitoy Group Holdings, Ltd........................................    46,000       7,432
    SmarTone Telecommunications Holdings, Ltd........................   151,500     131,489
*   SOCAM Development, Ltd...........................................    22,875       7,217
    Soundwill Holdings, Ltd..........................................    25,500      31,360
    Stella International Holdings, Ltd...............................    99,000     165,851
    Sun Hung Kai & Co., Ltd..........................................   139,000      60,083
    Sun Hung Kai Properties, Ltd.....................................    46,696     707,599
    SUNeVision Holdings, Ltd.........................................   106,000      78,523
    Swire Pacific, Ltd., Class A.....................................    58,000     552,872
    Swire Pacific, Ltd., Class B.....................................   112,500     166,132
    Swire Properties, Ltd............................................    51,200     161,027
*   Synergy Group Holdings International, Ltd........................   136,000       6,782
    TAI Cheung Holdings, Ltd.........................................    41,000      32,930
    Tao Heung Holdings, Ltd..........................................    46,000       7,504
    Techtronic Industries Co., Ltd...................................   109,000     851,836
    Television Broadcasts, Ltd.......................................    56,200      92,701
    Texwinca Holdings, Ltd...........................................   224,000      50,823
    TK Group Holdings, Ltd...........................................    54,000      25,418
#*  TOM Group, Ltd...................................................   124,000      19,683
#   Town Health International Medical Group, Ltd.....................   210,998      18,526
    Tradelink Electronic Commerce, Ltd...............................   164,000      24,061
    Transport International Holdings, Ltd............................    54,000     142,565
*   Trinity, Ltd.....................................................    32,000         978
    Tsui Wah Holdings, Ltd...........................................   168,000      10,167
#   United Laboratories International Holdings, Ltd. (The)...........   150,000      86,119
*   Value Convergence Holdings, Ltd..................................   192,000      11,502
    Vantage International Holdings, Ltd..............................   100,000       7,842
    Vedan International Holdings, Ltd................................   124,000      12,359
    Victory City International Holdings, Ltd.........................   198,066       9,080
    Vitasoy International Holdings, Ltd..............................    98,000     398,498
#   VPower Group International Holdings, Ltd.........................   101,000      31,051
    VSTECS Holdings, Ltd.............................................   196,000      99,883
    VTech Holdings, Ltd..............................................    59,200     519,055
    Wai Kee Holdings, Ltd............................................    56,000      34,108
    Wang On Group, Ltd............................................... 3,440,000      36,823
    WH Group, Ltd.................................................... 1,299,500   1,371,677
    Wharf Holdings, Ltd. (The).......................................   145,000     329,042
    Wharf Real Estate Investment Co., Ltd............................    28,000     164,688
    Wheelock & Co., Ltd..............................................    53,000     327,784
    Win Hanverky Holdings, Ltd.......................................   108,000       7,574
    Wing On Co. International, Ltd...................................     9,000      26,044
    Wing Tai Properties, Ltd.........................................    62,000      38,717
    Wonderful Sky Financial Group Holdings, Ltd......................    46,000       4,280
    Xinyi Glass Holdings, Ltd........................................   514,000     577,910
#   YT Realty Group, Ltd.............................................    38,309      10,903
    Yue Yuen Industrial Holdings, Ltd................................   187,000     527,001
                                                                                -----------
TOTAL HONG KONG......................................................            32,523,712
                                                                                -----------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
IRELAND -- (0.8%)
    AIB Group P.L.C..................................................  52,112 $  167,124
    Bank of Ireland Group P.L.C...................................... 135,930    655,186
    Cairn Homes P.L.C................................................  36,483     47,213
    CRH P.L.C., Sponsored ADR........................................  86,236  3,147,614
*   Datalex P.L.C....................................................  13,426     10,287
    FBD Holdings P.L.C...............................................   5,285     52,255
    Glanbia P.L.C....................................................  37,973    423,503
    Irish Continental Group P.L.C....................................  65,808    314,705
    Kerry Group P.L.C., Class A......................................   9,113  1,101,440
    Kingspan Group P.L.C.............................................  36,564  1,894,178
*   Permanent TSB Group Holdings P.L.C...............................  13,273     17,525
    Smurfit Kappa Group P.L.C........................................  63,274  2,113,194
                                                                              ----------
TOTAL IRELAND........................................................          9,944,224
                                                                              ----------
ISRAEL -- (0.9%)
    Adgar Investment and Development, Ltd............................   6,846     16,632
*   ADO Group, Ltd...................................................   2,397     67,639
    Afcon Holdings, Ltd..............................................     286     14,869
*   AFI Properties, Ltd..............................................   2,148     76,613
    Africa Israel Residences, Ltd....................................     740     20,275
*   Airport City, Ltd................................................  11,254    212,512
*   Allot, Ltd.......................................................   3,159     24,530
    Alony Hetz Properties & Investments, Ltd.........................  19,674    284,023
    Alrov Properties and Lodgings, Ltd...............................   1,668     72,437
    Amot Investments, Ltd............................................  16,980    119,527
    Arad, Ltd........................................................   1,741     26,185
*   Arko Holdings, Ltd...............................................  52,460     21,850
    Ashtrom Group, Ltd...............................................   4,557     51,271
    Ashtrom Properties, Ltd..........................................   9,439     62,734
*   Avgol Industries 1953, Ltd.......................................  23,344     21,185
*   Azorim-Investment Development & Construction Co., Ltd............  22,077     40,944
    Azrieli Group, Ltd...............................................   3,059    235,782
    Bank Hapoalim BM.................................................  86,750    694,317
    Bank Leumi Le-Israel BM.......................................... 158,799  1,156,731
    Bayside Land Corp................................................     149     99,993
    Bet Shemesh Engines Holdings 1997, Ltd...........................     331     13,558
    Bezeq The Israeli Telecommunication Corp., Ltd...................  81,788     53,965
    Big Shopping Centers, Ltd........................................     833     75,369
    Blue Square Real Estate, Ltd.....................................     814     41,508
*   Brack Capital Properties NV......................................     439     50,033
    Carasso Motors, Ltd..............................................   2,219     10,297
*   Cellcom Israel, Ltd..............................................  11,947     30,512
*   Cellcom Israel, Ltd..............................................   3,337      8,609
#*  Ceragon Networks, Ltd............................................   7,505     22,365
*   Clal Insurance Enterprises Holdings, Ltd.........................   9,258    142,809
    Danel Adir Yeoshua, Ltd..........................................     247     18,052
    Delek Automotive Systems, Ltd....................................   9,595     37,302
    Delek Group, Ltd.................................................     588     73,477
    Delta-Galil Industries, Ltd......................................   3,106     78,725
    Dor Alon Energy in Israel 1988, Ltd..............................     967     19,707
*   El Al Israel Airlines............................................  62,551     24,124
    Electra, Ltd.....................................................     371    131,322
*   Energix-Renewable Energies, Ltd..................................  10,003     25,942
*   Equital, Ltd.....................................................   5,972    173,088
*   First International Bank Of Israel, Ltd..........................  10,866    298,309
    FMS Enterprises Migun, Ltd.......................................     330     12,220
    Formula Systems 1985, Ltd........................................   2,261    150,638
#   Fox Wizel, Ltd...................................................   2,984    115,471
    Gilat Satellite Networks, Ltd....................................   2,199     17,840

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ISRAEL -- (Continued)
*   Hamlet Israel-Canada, Ltd........................................     477 $     9,304
    Harel Insurance Investments & Financial Services, Ltd............  34,538     276,213
    Hilan, Ltd.......................................................   2,773     122,634
    IDI Insurance Co., Ltd...........................................   1,400      50,029
    IES Holdings, Ltd................................................     544      39,530
*   Industrial Buildings Corp., Ltd..................................  30,451      67,576
    Inrom Construction Industries, Ltd...............................   7,714      29,009
    Israel Chemicals, Ltd............................................  54,893     244,002
    Israel Discount Bank, Ltd., Class A.............................. 115,533     527,965
    Israel Land Development--Urban Renewal, Ltd......................   1,404      14,614
    Isras Investment Co., Ltd........................................     211      46,282
    Kenon Holdings, Ltd..............................................   2,757      60,375
    Kerur Holdings, Ltd..............................................     968      26,645
    Klil Industries, Ltd.............................................     213      17,882
    Magic Software Enterprises, Ltd..................................   1,344      12,725
    Malam--Team, Ltd.................................................     164      27,687
    Matrix IT, Ltd...................................................   6,841     125,734
    Maytronics, Ltd..................................................   8,431      73,964
#   Mega Or Holdings, Ltd............................................   3,782      89,900
*   Mehadrin, Ltd....................................................     180       6,951
    Meitav Dash Investments, Ltd.....................................   7,248      29,431
    Melisron, Ltd....................................................   1,602      97,137
    Menora Mivtachim Holdings, Ltd...................................   7,969     127,813
    Migdal Insurance & Financial Holding, Ltd........................ 104,926     108,912
    Mivtach Shamir Holdings, Ltd.....................................   1,225      23,959
    Mizrahi Tefahot Bank, Ltd........................................  11,306     280,509
    Municipal Bank, Ltd..............................................      87      18,692
    Naphtha Israel Petroleum Corp., Ltd..............................  12,979      72,733
    Neto ME Holdings, Ltd............................................     380      32,389
*   Nice, Ltd........................................................     653     103,004
#*  Nice, Ltd., Sponsored ADR........................................   2,458     387,848
*   Nova Measuring Instruments, Ltd..................................   4,633     155,535
    Oil Refineries, Ltd.............................................. 527,463     270,812
    One Software Technologies, Ltd...................................     286      20,120
    OPC Energy, Ltd..................................................   3,473      28,040
    Palram Industries 1990, Ltd......................................   1,581       7,225
*   Partner Communications Co., Ltd..................................  34,075     153,599
*   Partner Communications Co., Ltd., ADR............................   1,321       5,931
    Paz Oil Co., Ltd.................................................   3,228     494,973
    Phoenix Holdings, Ltd. (The).....................................  33,483     204,240
    Plasson Industries, Ltd..........................................     383      17,863
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............   1,201      67,135
#   Scope Metals Group, Ltd..........................................   1,610      39,127
    Shapir Engineering and Industry, Ltd.............................  29,722     147,334
#   Shikun & Binui, Ltd..............................................  61,820     245,324
    Shufersal, Ltd...................................................  27,713     187,396
#   Strauss Group, Ltd...............................................   5,149     155,915
    Summit Real Estate Holdings, Ltd.................................   6,014      76,876
#*  Suny Cellular Communication, Ltd.................................  24,074      12,026
    Tadiran Holdings, Ltd............................................     495      17,343
*   Tower Semiconductor, Ltd.........................................  14,875     326,209
*   Tower Semiconductor, Ltd.........................................   5,566     123,021
*   Union Bank of Israel.............................................   2,641      12,821
    YH Dimri Construction & Development, Ltd.........................   1,190      32,395
                                                                              -----------
TOTAL ISRAEL.........................................................          10,897,999
                                                                              -----------
ITALY -- (3.1%)
    A2A SpA.......................................................... 396,285     795,533
    ACEA SpA.........................................................  15,647     311,405

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
ITALY -- (Continued)
*   Aeffe SpA........................................................     5,749 $    9,822
#   Amplifon SpA.....................................................    24,370    612,865
    Anima Holding SpA................................................    45,597    197,940
#   Aquafil SpA......................................................     2,441     19,067
*   Arnoldo Mondadori Editore SpA....................................    26,239     58,566
    Ascopiave SpA....................................................     8,110     33,728
    Assicurazioni Generali SpA.......................................    50,645  1,026,953
    Atlantia SpA.....................................................    18,903    467,005
    Autogrill SpA....................................................    25,173    248,880
    Avio SpA.........................................................     2,121     28,969
    Azimut Holding SpA...............................................    32,545    669,243
    B&C Speakers SpA.................................................       646      9,010
*   Banca Carige SpA.................................................    40,876         27
    Banca Farmafactoring SpA.........................................    14,238     86,282
    Banca Generali SpA...............................................     8,183    267,146
    Banca IFIS SpA...................................................     5,863     99,468
    Banca Mediolanum SpA.............................................    12,742    109,260
#*  Banca Monte dei Paschi di Siena SpA..............................    18,901     30,461
    Banca Popolare di Sondrio SCPA...................................   117,655    235,299
    Banca Profilo SpA................................................    37,962      6,734
    Banca Sistema SpA................................................     9,819     17,654
#*  Banco BPM SpA....................................................   453,063  1,031,335
    Banco di Desio e della Brianza SpA...............................     6,714     15,211
    BasicNet SpA.....................................................     5,935     31,885
    BE...............................................................    12,564     15,194
#*  BF SpA...........................................................     5,355     19,179
#   Biesse SpA.......................................................     2,053     25,714
    BPER Banca.......................................................   115,136    515,094
    Brunello Cucinelli SpA...........................................     5,789    181,449
    Buzzi Unicem SpA.................................................    15,525    374,597
    Cairo Communication SpA..........................................    17,083     43,943
    Cementir Holding NV..............................................     7,248     48,753
    Cerved Group SpA.................................................    28,334    275,760
    CIR-Compagnie Industriali Riunite SpA............................    85,893     88,485
#   CNH Industrial NV................................................    83,650    910,752
    Credito Emiliano SpA.............................................    25,960    150,144
*   Credito Valtellinese SpA......................................... 2,067,500    140,832
#*  d'Amico International Shipping SA................................    34,823      5,113
    Danieli & C Officine Meccaniche SpA..............................     3,400     58,749
    Datalogic SpA....................................................       776     12,013
    De' Longhi SpA...................................................     9,038    166,478
    DeA Capital SpA..................................................    29,586     45,117
    DiaSorin SpA.....................................................     3,572    402,746
    doValue SpA......................................................     4,524     53,507
    El.En. SpA.......................................................       405     11,489
#*  Elica SpA........................................................     4,248     11,372
    Emak SpA.........................................................    12,990     12,297
    Enav SpA.........................................................    18,390    107,094
    Enel SpA.........................................................   507,792  3,935,569
    Eni SpA..........................................................   251,305  3,812,544
    Eni SpA, Sponsored ADR...........................................     3,109     94,172
    ERG SpA..........................................................     9,634    203,920
    Esprinet SpA.....................................................     9,762     40,554
    Falck Renewables SpA.............................................    29,454    131,282
    Ferrari NV.......................................................     5,231    837,797
#   Ferrari NV.......................................................     1,916    306,790
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................    83,504  1,279,281
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   108,658  1,686,238
    Fiera Milano SpA.................................................     3,369     16,473

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ITALY -- (Continued)
#   FinecoBank Banca Fineco SpA......................................  90,530 $1,020,575
    FNM SpA..........................................................  35,502     23,308
#   Freni Brembo SpA.................................................  28,667    305,000
*   GEDI Gruppo Editoriale SpA.......................................  13,362      4,198
    Geox SpA.........................................................  10,145     14,142
    Gruppo MutuiOnline SpA...........................................   3,454     68,582
    Hera SpA......................................................... 161,633    692,388
#   IMA Industria Macchine Automatiche SpA...........................   2,658    180,979
*   IMMSI SpA........................................................  64,785     40,919
    Infrastrutture Wireless Italiane SpA.............................  13,961    143,287
*   Intek Group SpA..................................................  60,280     19,492
    Interpump Group SpA..............................................  14,749    404,319
    Intesa Sanpaolo SpA.............................................. 463,680  1,161,901
    Iren SpA......................................................... 119,253    370,216
    Italgas SpA......................................................  85,312    549,213
    Italmobiliare SpA................................................   3,339     89,322
    IVS Group SA.....................................................     645      6,997
    La Doria SpA.....................................................   1,769     17,436
#   Maire Tecnimont SpA..............................................  33,875     88,762
    MARR SpA.........................................................   5,647    118,675
    Massimo Zanetti Beverage Group SpA...............................   3,336     21,350
#*  Mediaset SpA..................................................... 130,980    391,730
    Mediobanca Banca di Credito Finanziario SpA...................... 110,468  1,313,611
    Moncler SpA......................................................  23,775    917,447
    Openjobmetis SpA agenzia per il lavoro...........................     850      7,062
#*  OVS SpA..........................................................  65,769    131,239
    Piaggio & C SpA..................................................  71,436    224,814
#   Prima Industrie SpA..............................................     595      8,783
#   Prysmian SpA.....................................................   5,690    131,623
    RAI Way SpA......................................................  18,777    115,805
    Recordati SpA....................................................  13,887    583,589
#   Reno de Medici SpA...............................................  51,419     42,774
    Reply SpA........................................................   2,544    165,783
    Retelit SpA......................................................  14,038     26,250
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................  24,091     24,746
    Sabaf SpA........................................................   1,265     16,926
    SAES Getters SpA.................................................     395     11,144
*   Safilo Group SpA.................................................   7,495      7,994
#*  Saipem SpA.......................................................  37,845    171,779
#*  Salini Impregilo SpA.............................................  11,659     23,738
    Salvatore Ferragamo SpA..........................................   7,903    147,809
    Saras SpA........................................................ 209,638    402,592
    Servizi Italia SpA...............................................   2,903      8,842
    Sesa SpA.........................................................   1,124     50,028
    Snam SpA......................................................... 139,714    717,278
    Societa Cattolica di Assicurazioni SC............................  46,906    409,171
    Societa Iniziative Autostradali e Servizi SpA....................   7,887    136,389
#*  Sogefi SpA.......................................................  12,614     19,741
    SOL SpA..........................................................   5,393     63,144
    Tamburi Investment Partners SpA..................................   3,882     27,769
    Technogym SpA....................................................  17,901    197,497
*   Telecom Italia SpA............................................... 595,484    348,533
    Tenaris SA.......................................................   6,644     67,403
    Terna Rete Elettrica Nazionale SpA............................... 111,736    738,508
*   Tinexta S.p.A....................................................   3,393     49,920
    Tod's SpA........................................................   1,485     70,377
    UniCredit SpA.................................................... 134,221  1,702,869
    Unieuro SpA......................................................   2,496     36,152
#   Unione di Banche Italiane SpA.................................... 290,836    885,965

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ITALY -- (Continued)
    Unipol Gruppo SpA................................................ 121,335 $   677,178
    UnipolSai Assicurazioni SpA...................................... 147,207     410,848
    Zignago Vetro SpA................................................   4,955      56,415
                                                                              -----------
TOTAL ITALY..........................................................          39,322,565
                                                                              -----------
JAPAN -- (23.0%)
    77 Bank, Ltd. (The)..............................................  14,100     222,134
    A&A Material Corp................................................   1,500      15,605
    A&D Co., Ltd.....................................................   7,100      54,867
    ABC-Mart, Inc....................................................   1,400      95,992
    Abist Co., Ltd...................................................     900      22,100
    Access Co., Ltd..................................................   4,500      42,304
    Achilles Corp....................................................   3,200      51,989
    Acom Co., Ltd....................................................  13,900      55,845
    Adastria Co., Ltd................................................   7,780     191,349
    ADEKA Corp.......................................................  20,700     296,239
    Ad-sol Nissin Corp...............................................     800      17,766
#   Adtec Plasma Technology Co., Ltd.................................   1,000      10,148
    Advan Co., Ltd...................................................   2,500      28,189
    Advance Create Co., Ltd..........................................     700      12,496
    Advanex, Inc.....................................................     500       7,737
    Advantest Corp...................................................  16,200     737,237
    Adventure, Inc...................................................     300       7,673
    Aeon Co., Ltd....................................................  51,565   1,037,516
    Aeon Delight Co., Ltd............................................   3,400     118,406
    Aeon Fantasy Co., Ltd............................................   2,600      70,797
    AEON Financial Service Co., Ltd..................................  17,100     260,611
    Aeon Hokkaido Corp...............................................   4,700      34,464
    Aeon Mall Co., Ltd...............................................   8,400     134,392
#   Aeria, Inc.......................................................   2,400      22,481
    AGC, Inc.........................................................  37,500   1,318,502
    Ahresty Corp.....................................................   4,600      23,360
    Ai Holdings Corp.................................................   6,700     121,428
    Aica Kogyo Co., Ltd..............................................   4,300     136,558
    Aichi Bank, Ltd. (The)...........................................   2,200      77,275
    Aichi Corp.......................................................   7,900      50,473
    Aichi Steel Corp.................................................   2,600      84,619
    Aichi Tokei Denki Co., Ltd.......................................     500      18,946
    Aida Engineering, Ltd............................................  13,100     111,508
*   Aiful Corp.......................................................  87,100     202,800
    Aigan Co., Ltd...................................................   2,100       4,989
    Ain Holdings, Inc................................................   5,300     303,261
    Aiphone Co., Ltd.................................................   2,000      34,525
    Air Water, Inc...................................................  41,100     769,432
    Airport Facilities Co., Ltd......................................   6,100      31,349
    Aisan Industry Co., Ltd..........................................  10,100      83,505
    Aisin Seiki Co., Ltd.............................................  19,018     759,005
    AIT Corp.........................................................   1,200      10,241
#   Aizawa Securities Co., Ltd.......................................   9,400      64,577
    Ajis Co., Ltd....................................................   1,100      30,572
    Akatsuki Corp....................................................   3,800      11,836
#   Akatsuki, Inc....................................................   1,700      94,739
#*  Akebono Brake Industry Co., Ltd..................................  28,700      54,779
    Akita Bank, Ltd. (The)...........................................   4,100      83,656
    Albis Co., Ltd...................................................   1,400      29,111
#   Alconix Corp.....................................................   5,900      74,552
    Alfresa Holdings Corp............................................   3,100      69,219
    Alinco, Inc......................................................   3,800      42,838
    Alpen Co., Ltd...................................................   4,100      65,178

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Alpha Corp.......................................................  1,500 $ 18,074
    Alps Alpine Co., Ltd............................................. 46,308  992,779
    Alps Logistics Co., Ltd..........................................  1,800   12,496
    Altech Corp......................................................  3,630   54,346
    Amada Holdings Co., Ltd.......................................... 44,700  509,048
    Amano Corp.......................................................  6,100  180,357
    Amiyaki Tei Co., Ltd.............................................    600   19,047
    Amuse, Inc.......................................................    600   15,972
    ANA Holdings, Inc................................................  2,800   96,148
    Anest Iwata Corp.................................................  3,400   32,322
    Anicom Holdings, Inc.............................................    500   18,381
#   Anritsu Corp.....................................................  1,700   32,419
    AOI Electronics Co., Ltd.........................................    900   19,723
    AOI TYO Holdings, Inc............................................  4,066   24,192
    AOKI Holdings, Inc...............................................  9,700   98,687
#   Aomori Bank, Ltd. (The)..........................................  4,600  123,030
    Aoyama Trading Co., Ltd.......................................... 12,200  214,654
#   Aoyama Zaisan Networks Co., Ltd..................................    700   10,537
    Aozora Bank, Ltd................................................. 14,700  377,178
    Apaman Co., Ltd..................................................  3,300   27,651
    Arakawa Chemical Industries, Ltd.................................  4,300   62,996
    Arata Corp.......................................................  2,600   97,472
    Araya Industrial Co., Ltd........................................    800   11,864
    Arcland Sakamoto Co., Ltd........................................  6,900   81,394
    Arcland Service Holdings Co., Ltd................................  2,200   39,094
    Arcs Co., Ltd....................................................  8,000  160,535
    Arealink Co., Ltd................................................  1,900   20,517
    Argo Graphics, Inc...............................................  1,000   27,640
    Ariake Japan Co., Ltd............................................    800   62,102
    Arisawa Manufacturing Co., Ltd...................................  7,900   78,821
*   Arrk Corp........................................................  1,300    1,136
    Artnature, Inc...................................................  5,000   33,213
    ArtSpark Holdings, Inc...........................................  1,700    9,991
    As One Corp......................................................    600   50,171
    Asahi Broadcasting Group Holdings Corp...........................  1,500   10,289
    Asahi Co., Ltd...................................................  3,500   38,817
    Asahi Diamond Industrial Co., Ltd................................ 13,100   81,498
    Asahi Holdings, Inc.............................................. 10,600  246,772
    Asahi Intecc Co., Ltd............................................ 14,400  396,222
    Asahi Kogyosha Co., Ltd..........................................  1,076   32,579
    Asahi Printing Co., Ltd..........................................  1,200   11,654
    Asahi Yukizai Corp...............................................  3,400   47,970
    Asanuma Corp.....................................................  1,700   63,956
#   Asax Co., Ltd....................................................  2,400   13,974
    Ashimori Industry Co., Ltd.......................................  1,100   15,166
    Asia Pile Holdings Corp..........................................  6,300   34,059
    Asics Corp.......................................................  9,800  168,250
    ASKUL Corp.......................................................    400   10,988
    Asti Corp........................................................    600   10,017
    Asukanet Co., Ltd................................................  1,300   16,747
    Ateam, Inc.......................................................  1,900   18,554
*   Atrae, Inc.......................................................    400   11,783
    Atsugi Co., Ltd..................................................  5,100   38,680
    Aval Data Corp...................................................  1,000   16,981
    Avant Corp.......................................................  2,400   52,531
    Avex, Inc........................................................ 10,900  132,608
    Awa Bank, Ltd. (The).............................................  8,200  195,279
#*  Axell Corp.......................................................  1,700    9,968
    Axial Retailing, Inc.............................................  3,400  131,443

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Azbil Corp....................................................... 11,700 $  325,578
    Bandai Namco Holdings, Inc....................................... 11,400    700,976
    Bando Chemical Industries, Ltd...................................  7,300     61,962
    Bank of Iwate, Ltd. (The)........................................  3,700     96,439
    Bank of Kochi, Ltd. (The)........................................  1,900     14,560
    Bank of Kyoto, Ltd. (The)........................................  7,299    288,898
    Bank of Nagoya, Ltd. (The).......................................  3,399    100,360
    Bank of Okinawa, Ltd. (The)......................................  5,580    190,541
    Bank of Saga, Ltd. (The).........................................  4,700     69,857
    Bank of the Ryukyus, Ltd......................................... 11,900    129,448
    Bank of Toyama, Ltd. (The).......................................    400      9,833
    Baroque Japan, Ltd...............................................  3,800     32,811
    BayCurrent Consulting, Inc.......................................  4,600    231,912
    Belc Co., Ltd....................................................  2,500    120,241
    Bell System24 Holdings, Inc......................................  8,100    132,302
    Belluna Co., Ltd................................................. 12,000     78,450
    Benefit One, Inc.................................................  6,800    137,649
    Benesse Holdings, Inc............................................  6,500    174,003
*   Bengo4.com, Inc..................................................    700     32,411
    Bic Camera, Inc..................................................  5,600     61,141
    Biofermin Pharmaceutical Co., Ltd................................    700     14,587
    BML, Inc.........................................................  4,100    120,269
#   Bookoff Group Holdings, Ltd......................................  3,100     33,414
    BP Castrol K.K...................................................    700      9,691
#   Br Holdings Corp.................................................  2,800     12,871
#*  BrainPad, Inc....................................................    800     42,011
    Bridgestone Corp................................................. 24,100  1,001,353
    Broadleaf Co., Ltd............................................... 10,400     58,430
    BRONCO BILLY Co., Ltd............................................  2,600     65,016
    Bunka Shutter Co., Ltd........................................... 13,200    114,576
    C Uyemura & Co., Ltd.............................................    600     37,139
    CAC Holdings Corp................................................  3,200     40,836
    Calbee, Inc......................................................  6,000    200,554
    Canare Electric Co., Ltd.........................................    700     12,289
    Canon Electronics, Inc...........................................  5,100     95,481
    Canon Marketing Japan, Inc.......................................  3,400     71,936
    Canon, Inc....................................................... 18,500    507,635
    Capcom Co., Ltd.................................................. 14,200    335,171
    Career Design Center Co., Ltd....................................  1,500     19,769
#*  CareerIndex, Inc.................................................  1,600      6,817
    Carlit Holdings Co., Ltd.........................................  5,200     30,141
    Casio Computer Co., Ltd.......................................... 15,800    256,490
    Cawachi, Ltd.....................................................  3,900     79,560
    Central Automotive Products, Ltd.................................  1,900     37,185
    Central Glass Co., Ltd...........................................  9,100    219,342
    Central Japan Railway Co.........................................  3,500    717,969
    Central Security Patrols Co., Ltd................................  1,200     70,341
    Central Sports Co., Ltd..........................................  1,400     42,295
    Charm Care Corp. KK..............................................  1,500     30,426
    Chiba Bank, Ltd. (The)........................................... 42,700    232,089
    Chiba Kogyo Bank, Ltd. (The)..................................... 12,300     35,947
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........  4,800     62,960
    CHIMNEY Co., Ltd.................................................    500     11,176
    Chino Corp.......................................................  1,400     18,612
    Chiyoda Co., Ltd.................................................  4,500     66,685
    Chiyoda Integre Co., Ltd.........................................  2,800     62,761
    Chofu Seisakusho Co., Ltd........................................  4,700    108,802
    Chori Co., Ltd...................................................  2,600     45,542
    Chubu Electric Power Co., Inc.................................... 16,800    252,038

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Chubu Shiryo Co., Ltd............................................  4,500 $ 52,518
    Chudenko Corp....................................................  7,400  170,594
    Chuetsu Pulp & Paper Co., Ltd....................................  1,800   27,623
    Chugai Ro Co., Ltd...............................................  1,400   21,686
    Chugoku Bank, Ltd. (The)......................................... 19,900  194,460
#   Chugoku Electric Power Co., Inc. (The)........................... 18,400  245,120
    Chugoku Marine Paints, Ltd....................................... 10,600  102,485
    Chukyo Bank, Ltd. (The)..........................................  2,900   58,806
    Chuo Spring Co., Ltd.............................................    400   10,817
    Chuo Warehouse Co., Ltd..........................................  1,100   12,672
    CI Takiron Corp..................................................  8,600   51,800
    Citizen Watch Co., Ltd........................................... 51,800  275,397
    CKD Corp......................................................... 13,000  182,507
    CK-San-Etsu Co., Ltd.............................................    700   19,011
    Cleanup Corp.....................................................  4,700   25,166
    CMC Corp.........................................................    800   14,838
    CMIC Holdings Co., Ltd...........................................  2,400   40,207
    CMK Corp......................................................... 12,600   76,334
#   Coca-Cola Bottlers Japan Holdings, Inc........................... 10,755  244,193
    cocokara fine, Inc...............................................  3,400  187,471
    Computer Engineering & Consulting, Ltd...........................  2,600   47,209
    COMSYS Holdings Corp.............................................  6,863  202,466
    Comture Corp.....................................................  3,400   64,627
    Concordia Financial Group, Ltd................................... 67,932  277,022
    CONEXIO Corp.....................................................  5,900   81,591
*   COOKPAD, Inc.....................................................  3,100    9,332
    Corona Corp......................................................  3,800   40,730
#   Cosel Co., Ltd...................................................  6,600   72,429
    Cosmo Energy Holdings Co., Ltd................................... 17,600  376,365
    Cosmos Initia Co., Ltd...........................................  2,100   14,758
    Cosmos Pharmaceutical Corp.......................................  1,100  227,162
#   Cota Co., Ltd....................................................  1,760   21,757
    Create Medic Co., Ltd............................................  2,200   21,466
    Create Restaurants Holdings, Inc.................................  7,800  133,943
    Create SD Holdings Co., Ltd......................................  4,500  111,493
    Credit Saison Co., Ltd........................................... 33,000  477,864
    Creek & River Co., Ltd...........................................  1,300   13,729
    Cresco, Ltd......................................................  2,100   66,796
    CTI Engineering Co., Ltd.........................................  3,300   55,555
    CTS Co., Ltd.....................................................  4,000   29,006
#   CyberAgent, Inc..................................................  8,300  269,763
    Cybozu, Inc......................................................  3,300   33,821
    Dai Nippon Toryo Co., Ltd........................................  5,000   50,652
    Daibiru Corp.....................................................  6,400   71,060
    Daicel Corp...................................................... 63,200  564,972
    Dai-Dan Co., Ltd.................................................  3,700   85,712
    Daido Kogyo Co., Ltd.............................................  2,100   17,029
    Daido Metal Co., Ltd.............................................  9,100   57,726
    Daido Steel Co., Ltd.............................................  7,200  314,194
    Daidoh, Ltd......................................................  4,900   12,878
    Daifuku Co., Ltd.................................................  8,600  456,331
    Daihatsu Diesel Manufacturing Co., Ltd...........................  4,800   27,288
    Daihen Corp......................................................  5,000  156,700
    Daiho Corp.......................................................  5,000  141,263
    Dai-Ichi Cutter Kogyo K.K........................................  1,000   17,231
    Daiichi Jitsugyo Co., Ltd........................................  1,800   58,102
    Daiichi Kensetsu Corp............................................    900   14,292
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................  5,600   43,788
    Dai-ichi Life Holdings, Inc...................................... 37,800  616,117

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Dai-ichi Seiko Co., Ltd..........................................   2,500 $   62,008
    Daiichikosho Co., Ltd............................................   6,800    323,254
    Daiken Corp......................................................   3,000     54,028
    Daiken Medical Co., Ltd..........................................   2,300     11,303
    Daiki Aluminium Industry Co., Ltd................................   7,200     48,097
    Daikin Industries, Ltd...........................................   6,000    839,758
    Daikokutenbussan Co., Ltd........................................   2,400     74,878
    Daikyonishikawa Corp.............................................  11,800     90,654
    Dainichi Co., Ltd................................................   2,000     12,762
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........   3,100     93,290
    Daio Paper Corp..................................................  18,600    247,933
    Daiohs Corp......................................................   1,500     18,440
    Daiseki Co., Ltd.................................................   2,500     72,623
    Daiseki Eco. Solution Co., Ltd...................................   1,300     10,750
    Daishi Hokuetsu Financial Group, Inc.............................  10,600    268,626
    Daishinku Corp...................................................   1,900     18,981
    Daisue Construction Co., Ltd.....................................   1,600     14,461
    Daito Bank, Ltd. (The)...........................................   1,500      8,269
    Daito Pharmaceutical Co., Ltd....................................   3,000     90,338
    Daito Trust Construction Co., Ltd................................   6,200    821,627
    Daitron Co., Ltd.................................................   2,500     33,835
    Daiwa House Industry Co., Ltd....................................  54,600  1,879,610
    Daiwa Industries, Ltd............................................   9,100    102,086
    Daiwa Securities Group, Inc...................................... 130,604    587,039
    Daiwabo Holdings Co., Ltd........................................   5,500    240,329
#   DCM Holdings Co., Ltd............................................  26,600    263,319
    DD Holdings Co., Ltd.............................................   1,400     20,733
    DeNA Co., Ltd....................................................  12,100    206,254
    Denka Co., Ltd...................................................  22,100    637,776
    Denki Kogyo Co., Ltd.............................................   1,700     52,250
    Densan System Co., Ltd...........................................   1,800     49,150
    Denso Corp.......................................................  15,000    696,449
    Dentsu, Inc......................................................  13,200    471,897
    Denyo Co., Ltd...................................................   4,200     73,685
    Descente, Ltd....................................................   1,900     24,354
    Dexerials Corp...................................................  14,400    127,115
    DIC Corp.........................................................  21,100    604,412
    Digital Arts, Inc................................................   1,900    111,564
    Digital Hearts Holdings Co., Ltd.................................   1,600     13,239
    Digital Information Technologies Corp............................   1,000     15,233
#   Dip Corp.........................................................   6,500    176,438
    Disco Corp.......................................................   2,100    458,299
    DKS Co., Ltd.....................................................   2,400     77,903
    DMG Mori Co., Ltd................................................  20,700    335,137
    Doshisha Co., Ltd................................................   5,500     87,160
    Double Standard, Inc.............................................     800     38,843
    Doutor Nichires Holdings Co., Ltd................................   4,700     94,115
    Dowa Holdings Co., Ltd...........................................  12,300    424,647
    DSB Co., Ltd.....................................................   2,000     10,911
    DTS Corp.........................................................   6,100    129,188
    Duskin Co., Ltd..................................................   9,000    239,146
    Dvx, Inc.........................................................   1,700     15,033
    DyDo Group Holdings, Inc.........................................   2,200     91,713
    Dynic Corp.......................................................   1,100      7,934
    Eagle Industry Co., Ltd..........................................   7,800     78,332
    Earth Corp.......................................................   1,200     63,338
    Ebara Corp.......................................................  14,900    440,836
    Ebara Foods Industry, Inc........................................   1,600     32,065
    Ebara Jitsugyo Co., Ltd..........................................   1,200     23,926

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
#   Eco's Co., Ltd...................................................  2,100 $   31,947
#   EDION Corp....................................................... 17,700    175,905
    EF-ON, Inc.......................................................  6,039     40,642
    eGuarantee, Inc..................................................  3,600     50,466
*   E-Guardian, Inc..................................................  1,200     19,046
    Ehime Bank, Ltd. (The)...........................................  7,700     81,391
    Eidai Co., Ltd...................................................  6,000     19,524
    Eiken Chemical Co., Ltd..........................................  3,000     48,412
    Eizo Corp........................................................  4,200    156,204
    Elan Corp........................................................  2,000     31,713
    Elecom Co., Ltd..................................................  3,300    128,143
    Electric Power Development Co., Ltd..............................  6,600    160,251
    Elematec Corp....................................................  4,200     40,401
    EM Systems Co., Ltd..............................................  3,800     71,925
    Endo Lighting Corp...............................................  3,700     23,316
*   Enigmo, Inc......................................................  4,600     40,521
    en-japan, Inc....................................................  5,800    245,489
    Enomoto Co., Ltd.................................................    600      6,492
    Enplas Corp......................................................  1,300     41,712
    Enshu, Ltd.......................................................  1,300     14,371
    EPS Holdings, Inc................................................  5,100     62,188
    eRex Co., Ltd....................................................  5,300     72,117
    ES-Con Japan, Ltd................................................ 14,300    116,316
    ESCRIT, Inc......................................................  2,500     19,295
    Escrow Agent Japan, Inc..........................................  5,500     11,648
    Eslead Corp......................................................  2,600     48,754
    ESPEC Corp.......................................................  2,500     45,140
    Excel Co., Ltd...................................................  2,400     27,761
    Exedy Corp.......................................................  7,300    171,949
    F@N Communications, Inc..........................................  9,600     46,353
    Faith, Inc.......................................................  1,900     13,683
    FALCO HOLDINGS Co., Ltd..........................................  1,900     29,676
    FamilyMart Co., Ltd..............................................  1,400     34,729
    Fancl Corp.......................................................  8,300    234,550
    FANUC Corp.......................................................  2,000    394,499
    Fast Retailing Co., Ltd..........................................  2,100  1,295,053
    FCC Co., Ltd..................................................... 10,100    208,972
*   FDK Corp.........................................................  1,200      8,768
    Feed One Co., Ltd................................................ 23,800     37,266
    Felissimo Corp...................................................  1,000      9,684
    Fenwal Controls of Japan, Ltd....................................  1,200     15,375
    Ferrotec Holdings Corp........................................... 11,300    112,074
#*  FFRI, Inc........................................................    700     18,246
    FIDEA Holdings Co., Ltd.......................................... 47,700     57,571
#   Financial Products Group Co., Ltd................................ 13,100    132,769
    FINDEX, Inc......................................................  1,800     16,847
#   First Bank of Toyama, Ltd. (The)................................. 10,400     32,115
#   First Brothers Co., Ltd..........................................  1,700     19,120
    First Juken Co., Ltd.............................................  2,200     27,218
#   First-corp, Inc..................................................  1,400      9,082
#   Fixstars Corp....................................................  2,500     37,463
    FJ Next Co., Ltd.................................................  3,700     38,445
    Foster Electric Co., Ltd.........................................  7,000    125,148
    FP Corp..........................................................  4,300    266,978
    France Bed Holdings Co., Ltd.....................................  5,400     50,546
#   Freebit Co., Ltd.................................................  2,300     18,447
    F-Tech, Inc......................................................  4,000     28,362
    FTGroup Co., Ltd.................................................  1,000     13,174
    Fudo Tetra Corp..................................................  4,390     61,500

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Fuji Co., Ltd....................................................  5,300 $ 95,361
    Fuji Corp........................................................ 15,300  254,060
#   Fuji Corp........................................................  1,800   36,722
    Fuji Corp., Ltd..................................................  7,000   46,318
    Fuji Die Co., Ltd................................................  1,600    9,799
    Fuji Electric Co., Ltd........................................... 13,400  425,874
    Fuji Furukawa Engineering & Construction Co., Ltd................    600   10,930
#   Fuji Kyuko Co., Ltd..............................................  4,299  171,756
    Fuji Media Holdings, Inc.........................................  8,600  116,208
    Fuji Oil Co., Ltd................................................ 12,400   29,380
    Fuji Oil Holdings, Inc...........................................  5,800  174,438
    Fuji Seal International, Inc.....................................  6,500  161,458
    Fuji Soft, Inc...................................................    500   21,780
    Fujibo Holdings, Inc.............................................  2,100   65,970
    Fujicco Co., Ltd.................................................  2,400   43,710
    Fujikura Composites, Inc.........................................  4,800   19,725
    Fujikura Kasei Co., Ltd..........................................  5,000   26,032
    Fujikura, Ltd.................................................... 81,000  375,845
    Fujimori Kogyo Co., Ltd..........................................  3,900  137,889
    Fujio Food System Co., Ltd.......................................    700   20,034
#   Fujisash Co., Ltd................................................ 13,200   10,437
    Fujita Kanko, Inc................................................  2,000   53,413
    Fujitec Co., Ltd.................................................  6,800   98,922
    Fujitsu Frontech, Ltd............................................  2,700   23,903
    Fujitsu General, Ltd............................................. 11,400  205,779
    Fujitsu, Ltd.....................................................  7,800  691,306
    Fujiya Co., Ltd..................................................  1,000   19,396
#   FuKoKu Co., Ltd..................................................  2,600   17,442
    Fukuda Corp......................................................  1,200   51,815
    Fukuda Denshi Co., Ltd...........................................    700   45,195
    Fukui Bank, Ltd. (The)...........................................  5,600   79,595
    Fukui Computer Holdings, Inc.....................................    700   18,712
    Fukuoka Financial Group, Inc..................................... 29,228  563,438
    Fukushima Bank, Ltd. (The).......................................  6,100   12,637
    Fukushima Industries Corp........................................  2,000   62,747
    Fukuyama Transporting Co., Ltd...................................  5,700  204,456
#   Full Speed, Inc..................................................  2,300   10,387
    FULLCAST Holdings Co., Ltd.......................................  3,400   70,801
*   Funai Electric Co., Ltd..........................................  3,500   19,293
    Funai Soken Holdings, Inc........................................  4,480  107,941
    Furukawa Battery Co., Ltd. (The).................................  4,000   24,741
    Furukawa Co., Ltd................................................  7,400  106,006
    Furukawa Electric Co., Ltd....................................... 19,200  536,665
    Furuno Electric Co., Ltd.........................................  7,300   75,454
    Furusato Industries, Ltd.........................................  2,200   33,486
#   Furuya Metal Co., Ltd............................................    600   27,085
    Furyu Corp.......................................................  5,800   52,325
    Fuso Chemical Co., Ltd...........................................  5,800  149,697
    Fuso Pharmaceutical Industries, Ltd..............................  1,700   34,572
    Futaba Corp......................................................  9,100  117,047
    Futaba Industrial Co., Ltd....................................... 15,900  112,417
    Future Corp......................................................  4,600   75,085
    Fuyo General Lease Co., Ltd......................................  5,200  338,929
    G-7 Holdings, Inc................................................  2,100   73,675
    Gakken Holdings Co., Ltd.........................................    800   43,872
    Gakkyusha Co., Ltd...............................................  1,500   17,728
    GCA Corp.........................................................  3,400   27,189
    Gecoss Corp......................................................  3,900   34,028
    Genki Sushi Co., Ltd.............................................    700   17,964

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Genky DrugStores Co., Ltd........................................  2,000 $ 44,761
    Geo Holdings Corp................................................  9,700  120,882
    Geomatec Co., Ltd................................................  1,800   12,099
    Geostr Corp......................................................  5,000   19,224
    Gfoot Co., Ltd...................................................  2,000   11,458
    Giken, Ltd.......................................................  2,900  107,751
    GL Sciences, Inc.................................................  1,400   19,164
    GLOBERIDE, Inc...................................................  3,200   81,661
    Glory, Ltd....................................................... 11,400  335,645
    Glosel Co., Ltd..................................................  4,100   16,734
    GMO Cloud K.K....................................................    600   14,951
    GMO Financial Holdings, Inc...................................... 10,400   57,307
    GMO internet, Inc................................................ 12,100  203,338
    GMO Payment Gateway, Inc.........................................  3,600  265,317
    Godo Steel, Ltd..................................................  3,000   64,835
    Gokurakuyu Holdings Co., Ltd.....................................  1,800    8,838
    Goldcrest Co., Ltd...............................................  5,400  111,547
    Goldwin, Inc.....................................................  3,000  229,710
    Grandy House Corp................................................  3,100   14,124
    Gree, Inc........................................................  2,400   11,395
    Greens Co., Ltd..................................................  1,100   13,652
    GS Yuasa Corp.................................................... 17,199  313,542
    GSI Creos Corp...................................................  1,500   15,493
    G-Tekt Corp......................................................  5,200   89,650
    Gun-Ei Chemical Industry Co., Ltd................................    800   18,682
    GungHo Online Entertainment, Inc.................................  5,270  114,140
    Gunma Bank, Ltd. (The)........................................... 36,100  121,482
#*  Gunosy, Inc......................................................  2,500   41,010
    Gurunavi, Inc.................................................... 11,400  100,187
    H2O Retailing Corp............................................... 24,860  281,950
    HABA Laboratories, Inc...........................................    500   36,116
    Hachijuni Bank, Ltd. (The)....................................... 47,700  205,189
#   Hagihara Industries, Inc.........................................  2,000   30,051
    Hagiwara Electric Holdings Co., Ltd..............................  1,800   48,204
    Hakudo Co., Ltd..................................................  1,900   24,147
    Hakuhodo DY Holdings, Inc........................................ 14,100  210,410
    Hakuto Co., Ltd..................................................  3,600   43,014
#   Hakuyosha Co., Ltd...............................................    400   10,840
    Halows Co., Ltd..................................................  2,300   56,385
    Hamakyorex Co., Ltd..............................................  4,500  153,543
    Hamamatsu Photonics KK...........................................  2,400   93,190
#   Handsman Co., Ltd................................................    800    9,192
    Hankyu Hanshin Holdings, Inc..................................... 15,400  616,261
    Hanwa Co., Ltd...................................................  8,700  253,461
    Happinet Corp....................................................  4,100   51,728
#   Harada Industry Co., Ltd.........................................  3,000   25,460
    Hard Off Corp. Co., Ltd..........................................  1,400   10,183
    Harima Chemicals Group, Inc......................................  3,800   42,368
#   Harmonic Drive Systems, Inc......................................  2,400  111,304
#   Haruyama Holdings, Inc...........................................  2,200   16,834
    Haseko Corp...................................................... 70,600  911,049
    Hayashikane Sangyo Co., Ltd......................................  1,800   12,114
    Hazama Ando Corp................................................. 49,100  380,432
    Heiwa Real Estate Co., Ltd.......................................  7,200  173,656
    Heiwado Co., Ltd.................................................  6,600  122,273
    Helios Techno Holdings Co., Ltd..................................  4,900   27,900
    Hibino Corp......................................................    900   19,763
    Hibiya Engineering, Ltd..........................................  4,400   79,434
    Hiday Hidaka Corp................................................  3,829   74,872

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Hikari Tsushin, Inc..............................................   1,800 $  394,554
#   HI-LEX Corp......................................................   5,100     79,736
#   Himaraya Co., Ltd................................................   1,200      9,449
    Hino Motors, Ltd.................................................  16,700    157,887
    Hinokiya Group Co., Ltd..........................................   1,900     36,473
    Hirakawa Hewtech Corp............................................   2,600     28,464
    Hiramatsu, Inc...................................................   9,300     27,329
    Hirano Tecseed Co., Ltd..........................................   1,800     26,039
    Hirata Corp......................................................     800     56,124
    Hirose Electric Co., Ltd.........................................     600     75,582
    Hirose Tusyo, Inc................................................     900     14,758
    Hiroshima Bank, Ltd. (The).......................................  64,700    329,798
    Hiroshima Gas Co., Ltd...........................................   7,500     25,106
#   HIS Co., Ltd.....................................................   4,500    116,778
    Hisaka Works, Ltd................................................   5,000     43,158
    Hisamitsu Pharmaceutical Co., Inc................................   1,100     51,193
    Hitachi Capital Corp.............................................  19,700    441,442
    Hitachi Construction Machinery Co., Ltd..........................     900     23,231
    Hitachi Metals, Ltd..............................................  13,800    173,194
    Hitachi Transport System, Ltd....................................   2,700     76,849
    Hitachi Zosen Corp...............................................  43,000    145,301
    Hitachi, Ltd.....................................................  15,900    593,427
    Hito Communications Holdings, Inc................................   1,100     16,874
    Hochiki Corp.....................................................   3,600     50,280
    Hoden Seimitsu Kako Kenkyusho Co., Ltd...........................     900      7,145
    Hodogaya Chemical Co., Ltd.......................................   1,400     52,729
    Hokkaido Coca-Cola Bottling Co., Ltd.............................     400     14,250
    Hokkaido Electric Power Co., Inc.................................  29,100    152,734
    Hokkaido Gas Co., Ltd............................................   2,000     30,040
    Hokkan Holdings, Ltd.............................................   2,500     40,311
    Hokko Chemical Industry Co., Ltd.................................   6,000     33,189
    Hokkoku Bank, Ltd. (The).........................................   5,400    151,765
    Hokuetsu Corp....................................................  34,700    176,720
    Hokuetsu Industries Co., Ltd.....................................   6,000     70,577
    Hokuhoku Financial Group, Inc....................................  32,500    317,910
    Hokuriku Electric Industry Co., Ltd..............................   1,000     10,722
*   Hokuriku Electric Power Co.......................................  25,500    181,745
    Hokuriku Electrical Construction Co., Ltd........................   2,900     26,390
    Hokuto Corp......................................................   5,800    104,359
    Honda Motor Co., Ltd............................................. 100,600  2,721,630
    H-One Co., Ltd...................................................   5,000     33,774
    Honeys Holdings Co., Ltd.........................................   4,450     56,023
    Honshu Chemical Industry Co., Ltd................................   1,000     11,420
    Hoosiers Holdings................................................   9,100     56,738
    Horiba, Ltd......................................................   4,400    296,916
    Hoshizaki Corp...................................................   1,600    136,004
    Hosiden Corp.....................................................  13,000    136,567
    Hosokawa Micron Corp.............................................   1,800     65,448
*   Hotland Co., Ltd.................................................     900     10,029
    House Foods Group, Inc...........................................   1,100     41,693
    Howa Machinery, Ltd..............................................   3,900     26,782
    Hoya Corp........................................................  14,600  1,290,307
    Hulic Co., Ltd...................................................   8,469     91,946
    Hyakugo Bank, Ltd. (The).........................................  54,700    176,069
    Hyakujushi Bank, Ltd. (The)......................................   6,400    133,004
    I K K, Inc.......................................................   2,100     13,703
    Ibiden Co., Ltd..................................................  17,400    401,779
    IBJ, Inc.........................................................   2,700     24,536
    Ichibanya Co., Ltd...............................................   1,100     51,429

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Ichigo, Inc...................................................... 46,300 $  184,408
    Ichiken Co., Ltd.................................................  1,200     19,062
    Ichikoh Industries, Ltd.......................................... 11,300     89,876
#   Ichimasa Kamaboko Co., Ltd.......................................  1,500     14,977
    Ichinen Holdings Co., Ltd........................................  5,400     65,492
    Ichiyoshi Securities Co., Ltd.................................... 10,100     65,197
    Icom, Inc........................................................  3,500     79,216
    ID Holdings Corp.................................................  1,700     21,180
#   Idec Corp........................................................  4,500     91,407
    Idemitsu Kosan Co., Ltd.......................................... 37,105  1,090,712
    IDOM, Inc........................................................ 19,900     84,146
    Ihara Science Corp...............................................  2,000     27,151
    IHI Corp......................................................... 25,300    623,471
#   Iida Group Holdings Co., Ltd..................................... 10,940    182,229
    Iino Kaiun Kaisha, Ltd........................................... 18,800     63,130
    IJTT Co., Ltd....................................................  7,800     38,706
    Ikegami Tsushinki Co., Ltd.......................................  1,400     14,738
    Imagica Group, Inc...............................................  3,000     15,658
    Imasen Electric Industrial.......................................  3,600     31,156
    Inaba Denki Sangyo Co., Ltd......................................    500     22,969
    Inaba Seisakusho Co., Ltd........................................  1,700     23,000
    Inabata & Co., Ltd............................................... 12,000    157,103
    Inageya Co., Ltd.................................................  3,400     45,587
    Ines Corp........................................................  3,800     42,753
#   I-Net Corp.......................................................  3,730     47,998
    Infocom Corp.....................................................  4,800    100,139
    Infomart Corp.................................................... 15,800    237,879
    Information Services International-Dentsu, Ltd...................  1,900     65,972
    Innotech Corp....................................................  4,100     35,825
    Inpex Corp....................................................... 62,500    577,780
    Insource Co., Ltd................................................  1,375     36,742
    Intage Holdings, Inc.............................................  7,700     68,594
#   Inter Action Corp................................................  1,800     36,681
    Internet Initiative Japan, Inc...................................  8,500    201,551
#   Inui Global Logistics Co., Ltd...................................  2,700     29,191
    I-O Data Device, Inc.............................................  2,600     22,033
    IR Japan Holdings, Ltd...........................................  1,000     32,968
    Iriso Electronics Co., Ltd.......................................  4,000    197,770
#   I'rom Group Co., Ltd.............................................  1,200     17,130
    Ise Chemicals Corp...............................................    400     11,982
    Iseki & Co., Ltd.................................................  4,600     69,961
    Isetan Mitsukoshi Holdings, Ltd.................................. 46,900    374,035
#   Ishihara Chemical Co., Ltd.......................................  1,700     27,512
    Ishihara Sangyo Kaisha, Ltd......................................  8,500     87,753
    Ishizuka Glass Co., Ltd..........................................  1,000     19,890
    Isolite Insulating Products Co., Ltd.............................  2,800     14,022
*   Istyle, Inc......................................................  3,800     26,091
    Isuzu Motors, Ltd................................................ 16,300    189,404
#   Ito En, Ltd......................................................  5,000    243,709
    ITOCHU Corp...................................................... 21,000    439,065
    Itochu Enex Co., Ltd............................................. 13,900    116,148
    Itochu Techno-Solutions Corp.....................................  7,200    193,902
    Itoham Yonekyu Holdings, Inc..................................... 36,100    232,684
    Itoki Corp.......................................................  9,400     43,047
#*  Itokuro, Inc.....................................................  1,000     16,445
    IwaiCosmo Holdings, Inc..........................................  5,600     60,642
    Iwaki & Co., Ltd.................................................  6,000     25,324
    Iwasaki Electric Co., Ltd........................................  2,000     26,051
    Iwatani Corp..................................................... 11,500    398,784

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Iwatsu Electric Co., Ltd.........................................   2,900 $   21,640
    Iwatsuka Confectionery Co., Ltd..................................     400     14,309
    Iyo Bank, Ltd. (The).............................................  33,800    178,591
    Izumi Co., Ltd...................................................   3,800    142,950
    J Front Retailing Co., Ltd.......................................  31,200    396,736
#   J Trust Co., Ltd.................................................  17,200     61,802
    JAC Recruitment Co., Ltd.........................................   2,600     49,035
    Jaccs Co., Ltd...................................................   2,900     65,456
    Jafco Co., Ltd...................................................   8,000    300,495
    Jalux, Inc.......................................................   1,000     23,249
    Jamco Corp.......................................................   2,300     31,266
    Janome Sewing Machine Co., Ltd...................................   7,199     27,507
    Japan Airlines Co., Ltd..........................................   7,800    243,064
#   Japan Airport Terminal Co., Ltd..................................   3,100    153,129
    Japan Asia Group, Ltd............................................   7,100     23,966
*   Japan Asia Investment Co., Ltd...................................   2,700      7,589
*   Japan Asset Marketing Co., Ltd...................................  10,100      7,655
    Japan Aviation Electronics Industry, Ltd.........................  15,000    279,432
    Japan Best Rescue System Co., Ltd................................   2,300     23,554
#*  Japan Display, Inc............................................... 142,900     83,492
    Japan Exchange Group, Inc........................................  43,100    711,516
    Japan Foundation Engineering Co., Ltd............................   6,500     23,871
    Japan Investment Adviser Co., Ltd................................   2,100     39,347
    Japan Lifeline Co., Ltd..........................................  10,100    155,692
    Japan Material Co., Ltd..........................................  10,600    148,372
    Japan Meat Co., Ltd..............................................   2,300     47,046
    Japan Oil Transportation Co., Ltd................................     700     18,232
    Japan Petroleum Exploration Co., Ltd.............................   4,200    107,384
    Japan Property Management Center Co., Ltd........................   1,700     23,089
    Japan Pulp & Paper Co., Ltd......................................   2,600    100,076
    Japan Securities Finance Co., Ltd................................  23,700    114,031
    Japan Steel Works, Ltd. (The)....................................  20,800    438,307
    Japan Transcity Corp.............................................   8,700     44,664
    Japan Wool Textile Co., Ltd. (The)...............................  12,400    121,898
    Jastec Co., Ltd..................................................   1,400     14,866
    JCR Pharmaceuticals Co., Ltd.....................................     700     53,941
    JCU Corp.........................................................   8,700    213,187
    Jeol, Ltd........................................................   9,300    246,476
    JFE Holdings, Inc................................................  47,200    590,361
    JGC Holdings Corp................................................  29,800    431,010
*   JIG-SAW, Inc.....................................................     300     12,374
    Jimoto Holdings, Inc.............................................  46,500     44,535
    JINS Holdings, Inc...............................................   2,500    156,195
    JK Holdings Co., Ltd.............................................   3,200     16,959
    JMS Co., Ltd.....................................................   5,000     31,138
#   Joban Kosan Co., Ltd.............................................   1,900     30,795
    J-Oil Mills, Inc.................................................   2,400    100,917
    Joshin Denki Co., Ltd............................................   3,600     72,185
    JP-Holdings, Inc.................................................   7,900     20,950
    JSP Corp.........................................................   3,300     61,167
    JSR Corp.........................................................  27,300    512,523
    JTEKT Corp.......................................................  42,200    538,235
    Juki Corp........................................................   9,000     81,180
    Juroku Bank, Ltd. (The)..........................................   7,700    176,210
    Justsystems Corp.................................................   4,400    180,912
    JVCKenwood Corp..................................................  45,500    132,619
    JXTG Holdings, Inc............................................... 258,350  1,207,590
    K&O Energy Group, Inc............................................   3,800     57,209
*   Kadokawa Dwango..................................................   4,885     69,824

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kadoya Sesame Mills, Inc.........................................     400 $   14,622
    Kaga Electronics Co., Ltd........................................   4,200     81,412
    Kagome Co., Ltd..................................................   2,600     65,533
    Kajima Corp......................................................  67,400    926,249
    Kakaku.com, Inc..................................................  12,100    280,960
    Kakiyasu Honten Co., Ltd.........................................   2,400     47,694
    Kameda Seika Co., Ltd............................................   2,100     94,460
    Kamei Corp.......................................................   6,100     69,643
    Kamigumi Co., Ltd................................................  14,000    316,556
    Kanaden Corp.....................................................   4,800     58,815
    Kanagawa Chuo Kotsu Co., Ltd.....................................   1,400     50,444
    Kanamic Network Co., Ltd.........................................   2,100     11,971
#   Kanamoto Co., Ltd................................................   9,800    261,994
    Kandenko Co., Ltd................................................  15,900    150,340
    Kaneka Corp......................................................   9,500    316,241
    Kaneko Seeds Co., Ltd............................................   1,600     22,488
    Kanematsu Corp...................................................  20,400    248,530
    Kanematsu Electronics, Ltd.......................................   1,800     56,060
    Kansai Electric Power Co., Inc. (The)............................  19,200    223,990
    Kansai Mirai Financial Group, Inc................................  15,423    100,342
    Kansai Paint Co., Ltd............................................   7,500    180,636
    Kansai Super Market, Ltd.........................................   1,700     16,468
    Kanto Denka Kogyo Co., Ltd.......................................  11,500    101,677
    Kao Corp.........................................................  18,700  1,503,455
    Kappa Create Co., Ltd............................................   1,200     15,493
    Kasai Kogyo Co., Ltd.............................................   7,000     56,655
    Katakura & Co-op Agri Corp.......................................     700      7,877
    Katakura Industries Co., Ltd.....................................   6,600     85,064
    Kato Works Co., Ltd..............................................   2,500     47,287
    KAWADA TECHNOLOGIES, Inc.........................................     700     46,139
    Kawai Musical Instruments Manufacturing Co., Ltd.................     800     22,583
    Kawasaki Heavy Industries, Ltd...................................  21,800    523,163
*   Kawasaki Kisen Kaisha, Ltd.......................................  16,500    245,519
    Kawasumi Laboratories, Inc.......................................   3,000     24,220
    KDDI Corp........................................................ 140,500  3,887,795
    KeePer Technical Laboratory Co., Ltd.............................     900     12,761
    Keihan Holdings Co., Ltd.........................................  13,700    646,871
    Keihanshin Building Co., Ltd.....................................   4,200     52,526
    Keihin Co., Ltd..................................................     900     10,779
    Keihin Corp......................................................  13,900    330,440
    Keikyu Corp......................................................  16,500    328,443
    Keio Corp........................................................   4,500    278,385
    Keisei Electric Railway Co., Ltd.................................   4,700    192,162
    Keiyo Bank, Ltd. (The)...........................................  23,500    147,378
    Keiyo Co., Ltd...................................................  11,200     54,668
    KEL Corp.........................................................   1,000      7,730
    Kenedix, Inc.....................................................  42,100    229,157
    Kenko Mayonnaise Co., Ltd........................................   2,600     61,372
    Kewpie Corp......................................................  13,000    295,063
    Key Coffee, Inc..................................................   1,600     34,483
    Keyence Corp.....................................................   1,100    695,526
    KFC Holdings Japan, Ltd..........................................   2,700     57,809
    KFC, Ltd.........................................................     800     14,439
    KH Neochem Co., Ltd..............................................   5,100    124,195
    Kikkoman Corp....................................................   7,200    346,339
    Kimoto Co., Ltd..................................................   4,300      6,735
    Kimura Chemical Plants Co., Ltd..................................   5,400     22,449
    Kimura Unity Co., Ltd............................................   1,200     12,274
    Kinden Corp......................................................  17,700    266,258

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    King Co., Ltd....................................................   3,600 $   19,178
    King Jim Co., Ltd................................................   2,500     20,286
#*  Kinki Sharyo Co., Ltd. (The).....................................   1,300     19,052
    Kintetsu Department Store Co., Ltd...............................   1,300     41,442
    Kintetsu Group Holdings Co., Ltd.................................   7,500    408,794
    Kintetsu World Express, Inc......................................  11,300    182,747
    Kirindo Holdings Co., Ltd........................................   1,900     38,034
    Kissei Pharmaceutical Co., Ltd...................................   6,800    175,184
    Ki-Star Real Estate Co., Ltd.....................................   3,100     55,654
    Kitagawa Corp....................................................   2,400     46,311
    Kita-Nippon Bank, Ltd. (The).....................................   1,700     29,981
    Kitano Construction Corp.........................................   1,000     26,192
#   Kitanotatsujin Corp..............................................   4,600     26,184
    Kito Corp........................................................   7,900    120,216
    Kitz Corp........................................................  23,500    160,151
    Kiyo Bank, Ltd. (The)............................................  16,100    248,410
*   KLab, Inc........................................................   8,400     74,753
    Koa Corp.........................................................   7,100     89,222
    Koatsu Gas Kogyo Co., Ltd........................................   6,900     54,611
    Kobayashi Pharmaceutical Co., Ltd................................   1,400    111,944
#   Kobe Bussan Co., Ltd.............................................   8,200    242,644
*   Kobe Electric Railway Co., Ltd...................................     700     25,484
    Kobe Steel, Ltd.................................................. 104,400    561,309
    Kobelco Eco-Solutions Co., Ltd...................................   1,200     18,898
    Koei Tecmo Holdings Co., Ltd.....................................   1,300     29,997
    Kohnan Shoji Co., Ltd............................................   7,300    169,524
    Kohsoku Corp.....................................................   2,800     33,452
    Koito Manufacturing Co., Ltd.....................................   9,100    476,050
    Kojima Co., Ltd..................................................   5,800     22,849
    Kokuyo Co., Ltd..................................................  19,000    278,814
    KOMAIHALTEC, Inc.................................................     500      8,038
    Komatsu Matere Co., Ltd..........................................   7,000     54,327
    Komatsu Wall Industry Co., Ltd...................................   2,000     41,753
    Komatsu, Ltd.....................................................  69,600  1,629,678
    KOMEDA Holdings Co., Ltd.........................................   8,200    159,378
    Komehyo Co., Ltd.................................................   2,300     23,312
    Komeri Co., Ltd..................................................   8,400    180,014
    Komori Corp......................................................  11,900    126,714
    Konaka Co., Ltd..................................................   5,700     22,185
    Konami Holdings Corp.............................................   4,700    206,324
    Kondotec, Inc....................................................   3,600     32,501
    Konica Minolta, Inc..............................................  96,100    705,355
    Konishi Co., Ltd.................................................   6,000     84,693
    Konoike Transport Co., Ltd.......................................   6,500     99,075
    Konoshima Chemical Co., Ltd......................................     700      5,668
*   Kosaido Co., Ltd.................................................   2,900     19,416
    Kose Corp........................................................   2,800    496,423
    Kosei Securities Co., Ltd. (The).................................   1,000      5,834
    Koshidaka Holdings Co., Ltd......................................   7,400    107,455
    Kotobuki Spirits Co., Ltd........................................   3,100    213,321
    Kourakuen Holdings Corp..........................................   1,800     33,567
    Krosaki Harima Corp..............................................   1,400     75,014
    KRS Corp.........................................................   1,500     26,632
    K's Holdings Corp................................................  29,800    340,474
    KU Holdings Co., Ltd.............................................   3,800     30,750
    Kubota Corp......................................................  22,200    352,608
    Kumagai Gumi Co., Ltd............................................   7,700    237,392
    Kumiai Chemical Industry Co., Ltd................................   4,010     37,083
    Kura Sushi, Inc..................................................   1,800     75,725

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Kurabo Industries, Ltd...........................................  3,100 $ 70,979
    Kuraray Co., Ltd................................................. 59,000  701,941
    Kureha Corp......................................................  4,500  287,612
    Kurimoto, Ltd....................................................  2,100   34,132
    Kurita Water Industries, Ltd..................................... 14,600  420,299
    Kuriyama Holdings Corp...........................................  2,000   15,288
    Kushikatsu Tanaka Holdings Co....................................    400    8,788
    Kusuri no Aoki Holdings Co., Ltd.................................  1,900  141,697
*   KYB Corp.........................................................  5,400  172,454
    Kyocera Corp.....................................................  5,500  360,838
    Kyoden Co., Ltd..................................................  6,700   19,180
    Kyodo Printing Co., Ltd..........................................  2,100   53,212
    Kyoei Steel, Ltd.................................................  5,500  100,158
    Kyokuto Boeki Kaisha, Ltd........................................  1,500   27,443
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................  7,500  100,515
    Kyokuto Securities Co., Ltd......................................  5,500   41,067
    Kyokuyo Co., Ltd.................................................  2,100   56,225
    KYORIN Holdings, Inc............................................. 10,100  176,911
    Kyoritsu Maintenance Co., Ltd....................................  5,180  229,142
    Kyoritsu Printing Co., Ltd.......................................  7,400   11,047
    Kyosan Electric Manufacturing Co., Ltd........................... 10,000   46,919
    Kyowa Electronic Instruments Co., Ltd............................  5,000   20,048
    Kyowa Exeo Corp..................................................  7,019  178,577
    Kyowa Kirin Co., Ltd.............................................    400    7,360
    Kyowa Leather Cloth Co., Ltd.....................................  3,800   27,773
    Kyudenko Corp....................................................  6,000  196,060
    Kyushu Electric Power Co., Inc................................... 16,900  168,890
    Kyushu Financial Group, Inc...................................... 52,950  213,726
#   Kyushu Leasing Service Co., Ltd..................................  2,100   11,814
#   LAC Co., Ltd.....................................................  1,800   21,589
#   Lacto Japan Co., Ltd.............................................  1,200   39,037
*   Laox Co., Ltd....................................................  4,600   11,554
    Lasertec Corp....................................................  5,800  416,939
    Lawson, Inc......................................................  3,600  198,599
    LEC, Inc.........................................................  5,400   54,358
#*  Leopalace21 Corp................................................. 69,000  188,265
    Life Corp........................................................  5,200  119,354
*   LIFULL Co., Ltd..................................................  5,600   34,035
    Like Co., Ltd....................................................  1,100   17,967
*   LINE Corp........................................................    600   22,072
#   Linical Co., Ltd.................................................  2,200   20,302
#   Link And Motivation, Inc.........................................  4,700   25,189
    Lintec Corp......................................................  9,000  189,025
    Lion Corp........................................................  7,200  150,678
*   Litalico, Inc....................................................    600   12,609
    LIXIL Group Corp................................................. 20,500  381,257
    LIXIL VIVA Corp..................................................  5,900  102,012
    Lonseal Corp.....................................................    800   12,305
    Look Holdings, Inc...............................................  2,000   20,841
*   M&A Capital Partners Co., Ltd....................................    900   59,991
    M3, Inc.......................................................... 22,500  539,176
    Mabuchi Motor Co., Ltd...........................................  3,800  153,965
    Macnica Fuji Electronics Holdings, Inc........................... 12,450  211,037
    Macromill, Inc................................................... 11,800  105,096
    Maeda Corp....................................................... 18,900  175,407
#   Maeda Kosen Co., Ltd.............................................  2,900   48,446
    Maeda Road Construction Co., Ltd.................................  2,300   49,481
    Maezawa Kasei Industries Co., Ltd................................  3,600   39,431
    Maezawa Kyuso Industries Co., Ltd................................  2,100   41,583

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Makino Milling Machine Co., Ltd..................................   6,200 $308,259
    Mamezou Holdings Co., Ltd........................................   5,100   83,605
    Mamiya-Op Co., Ltd...............................................   1,100   10,157
    Mandom Corp......................................................   1,100   30,483
    Mani, Inc........................................................   5,400  142,563
    MarkLines Co., Ltd...............................................   1,200   23,489
    Marubeni Corp....................................................  52,300  368,091
    Marubun Corp.....................................................   3,300   18,777
    Marudai Food Co., Ltd............................................   5,000  107,707
    Marufuji Sheet Piling Co., Ltd...................................     400    8,216
    Maruha Nichiro Corp..............................................  10,800  280,501
    Marui Group Co., Ltd.............................................   9,300  206,742
    Maruichi Steel Tube, Ltd.........................................   2,900   79,194
    Maruka Corp......................................................   1,700   37,179
    Marumae Co., Ltd.................................................   1,200   11,872
    Marusan Securities Co., Ltd......................................  12,900   62,208
    Maruwa Co., Ltd..................................................   2,700  175,942
    Maruwa Unyu Kikan Co., Ltd.......................................   2,800   61,554
    Maruyama Manufacturing Co., Inc..................................     600    7,020
    Maruzen CHI Holdings Co., Ltd....................................   3,900   13,586
    Maruzen Co., Ltd.................................................   1,000   17,737
    Maruzen Showa Unyu Co., Ltd......................................   3,100   87,127
    Marvelous, Inc...................................................  10,800   76,226
    Matsuda Sangyo Co., Ltd..........................................   3,100   46,587
    Matsui Construction Co., Ltd.....................................   6,000   46,867
    Matsui Securities Co., Ltd.......................................   9,500   78,244
    Matsumotokiyoshi Holdings Co., Ltd...............................   5,500  193,733
    Matsuyafoods Holdings Co., Ltd...................................   1,100   41,352
    Max Co., Ltd.....................................................   3,500   64,212
    Maxell Holdings, Ltd.............................................  10,500  144,919
    Maxvalu Tokai Co., Ltd...........................................   1,800   36,809
    Mazda Motor Corp.................................................  49,300  452,590
    McDonald's Holdings Co. Japan, Ltd...............................   3,900  195,751
    MCJ Co., Ltd.....................................................  23,800  157,070
    Mebuki Financial Group, Inc...................................... 118,350  300,681
    MEC Co., Ltd.....................................................   2,200   36,877
    Media Do Holdings Co., Ltd.......................................   1,000   31,228
*   Medical Data Vision Co., Ltd.....................................   2,400   25,051
    Medical System Network Co., Ltd..................................   7,000   34,914
    Medipal Holdings Corp............................................   5,300  121,092
#   Medius Holdings Co., Ltd.........................................   1,500   11,130
#*  MedPeer, Inc.....................................................   2,600   29,917
    Megachips Corp...................................................   4,900   92,753
    Megmilk Snow Brand Co., Ltd......................................  12,500  300,643
    Meidensha Corp...................................................  11,700  224,472
    Meiji Electric Industries Co., Ltd...............................   1,500   20,673
    Meiji Shipping Co., Ltd..........................................   2,700    8,656
#   Meiko Electronics Co., Ltd.......................................   7,500  123,004
    Meiko Network Japan Co., Ltd.....................................   3,300   29,316
    Meisei Industrial Co., Ltd.......................................   7,400   58,806
    Meitec Corp......................................................   4,400  229,373
    Meito Sangyo Co., Ltd............................................   2,500   30,102
#   Meiwa Corp.......................................................   6,500   34,768
    Meiwa Estate Co., Ltd............................................   2,100   11,199
    Menicon Co., Ltd.................................................   5,200  183,997
    Mercuria Investment Co., Ltd.....................................   1,500   10,712
#   Mesco, Inc.......................................................     600    5,104
    METAWATER Co., Ltd...............................................     900   35,269
    Michinoku Bank, Ltd. (The).......................................   4,799   76,520

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Micronics Japan Co., Ltd.........................................   6,400 $   59,875
    Mie Kotsu Group Holdings, Inc....................................  12,100     67,081
    Mikuni Corp......................................................   7,000     23,319
    Milbon Co., Ltd..................................................   3,080    168,695
    Mimaki Engineering Co., Ltd......................................   5,500     27,578
    Mimasu Semiconductor Industry Co., Ltd...........................   4,500     87,898
    Minebea Mitsumi, Inc.............................................  35,490    674,010
    Ministop Co., Ltd................................................   3,800     51,119
    Miraca Holdings, Inc.............................................  14,000    330,431
    Miraial Co., Ltd.................................................   1,700     23,140
    Mirait Holdings Corp.............................................   8,610    138,251
    Miroku Jyoho Service Co., Ltd....................................   2,600     68,531
    Misawa Homes Co., Ltd............................................   6,700     71,858
    MISUMI Group, Inc................................................  11,100    279,040
    Mitani Corp......................................................   2,000    100,480
    Mitani Sangyo Co., Ltd...........................................   7,800     23,982
    Mitani Sekisan Co., Ltd..........................................   1,600     53,077
    Mito Securities Co., Ltd.........................................  16,800     36,884
    Mitsuba Corp.....................................................   9,300     58,688
    Mitsubishi Corp..................................................  50,300  1,279,351
    Mitsubishi Electric Corp.........................................  66,300    947,257
    Mitsubishi Estate Co., Ltd.......................................  22,500    436,846
    Mitsubishi Gas Chemical Co., Inc.................................  22,500    317,406
    Mitsubishi Heavy Industries, Ltd.................................  17,600    712,260
    Mitsubishi Kakoki Kaisha, Ltd....................................   1,800     32,329
    Mitsubishi Logisnext Co., Ltd....................................   8,300     89,305
    Mitsubishi Logistics Corp........................................   9,000    228,462
    Mitsubishi Materials Corp........................................  19,000    546,345
    Mitsubishi Motors Corp...........................................  50,900    232,399
    Mitsubishi Paper Mills, Ltd......................................   6,500     29,597
    Mitsubishi Pencil Co., Ltd.......................................   1,300     20,527
    Mitsubishi Research Institute, Inc...............................   1,300     46,031
    Mitsubishi Steel Manufacturing Co., Ltd..........................   2,900     30,895
    Mitsubishi UFJ Financial Group, Inc.............................. 458,500  2,376,996
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................  98,600    605,304
    Mitsuboshi Belting, Ltd..........................................   4,100     77,146
    Mitsui Chemicals, Inc............................................  29,500    701,552
*   Mitsui E&S Holdings Co., Ltd.....................................  17,400    176,117
    Mitsui Fudosan Co., Ltd..........................................  21,100    539,798
    Mitsui High-Tec, Inc.............................................   3,800     65,343
    Mitsui Matsushima Holdings Co., Ltd..............................   1,100     13,117
    Mitsui Mining & Smelting Co., Ltd................................  17,700    494,673
    Mitsui OSK Lines, Ltd............................................  13,700    373,168
    Mitsui Sugar Co., Ltd............................................   2,500     54,360
    Mitsui-Soko Holdings Co., Ltd....................................   7,300    118,367
    Mitsuuroko Group Holdings Co., Ltd...............................   8,300     89,391
    Miura Co., Ltd...................................................   1,700     51,226
    Mixi, Inc........................................................  14,700    284,062
    Miyaji Engineering Group, Inc....................................   1,500     28,605
    Miyazaki Bank, Ltd. (The)........................................   3,700     94,687
    Miyoshi Oil & Fat Co., Ltd.......................................   2,400     27,664
    Mizuho Financial Group, Inc...................................... 847,499  1,315,721
    Mizuho Leasing Co., Ltd..........................................   7,900    222,506
    Mizuno Corp......................................................   4,500    117,700
*   Mobile Factory, Inc..............................................   1,400     18,311
    Molitec Steel Co., Ltd...........................................   2,000      8,573
#   Monex Group, Inc.................................................  45,600    111,394
    Monogatari Corp. (The)...........................................     900     77,728
    MonotaRO Co., Ltd................................................  11,400    344,401

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    MORESCO Corp.....................................................  1,700 $ 21,045
    Mori-Gumi Co., Ltd...............................................  1,900    5,551
    Morinaga & Co., Ltd..............................................  5,600  276,637
    Morinaga Milk Industry Co., Ltd.................................. 11,000  427,660
    Morita Holdings Corp.............................................  5,300   88,802
    Morito Co., Ltd..................................................  5,100   37,856
#   Morozoff, Ltd....................................................    500   23,848
    Mory Industries, Inc.............................................  1,200   25,559
    MrMax Holdings, Ltd..............................................  8,700   38,588
    MS&AD Insurance Group Holdings, Inc.............................. 15,600  503,743
    MTI, Ltd.........................................................  4,700   30,485
    Mugen Estate Co., Ltd............................................  2,600   16,162
    Murakami Corp....................................................  1,000   23,386
    Murata Manufacturing Co., Ltd.................................... 17,100  931,063
    Musashi Seimitsu Industry Co., Ltd............................... 15,600  216,707
    Musashino Bank, Ltd. (The).......................................  7,800  135,987
    Mutoh Holdings Co., Ltd..........................................    200    3,326
#*  Mynet, Inc.......................................................  2,500   12,867
    N Field Co., Ltd.................................................  1,600    9,384
    Nabtesco Corp.................................................... 10,700  340,632
    NAC Co., Ltd.....................................................  2,700   25,878
    Nachi-Fujikoshi Corp.............................................  4,500  215,341
    Nadex Co., Ltd...................................................  1,100    9,262
    Nafco Co., Ltd...................................................  1,700   20,376
#   Nagano Bank, Ltd. (The)..........................................  1,800   27,170
    Nagano Keiki Co., Ltd............................................  2,200   15,125
    Nagase & Co., Ltd................................................ 20,200  305,445
    Nagatanien Holdings Co., Ltd.....................................  2,200   43,719
#   Nagawa Co., Ltd..................................................    900   54,802
#   Nagoya Railroad Co., Ltd.........................................  8,300  263,839
    Nakabayashi Co., Ltd.............................................  4,900   24,531
    Nakamoto Packs Co., Ltd..........................................    400    5,550
    Nakamuraya Co., Ltd..............................................    600   26,431
    Nakanishi, Inc...................................................  5,300   88,363
    Nakano Corp......................................................  4,900   22,454
    Nakayama Steel Works, Ltd........................................  5,100   21,811
    Nakayamafuku Co., Ltd............................................  1,900    9,877
    Nakayo, Inc......................................................  1,100   17,088
    Namura Shipbuilding Co., Ltd..................................... 12,900   36,015
    Nankai Electric Railway Co., Ltd.................................  8,300  215,691
    Nanto Bank, Ltd. (The)...........................................  7,100  180,038
    Narasaki Sangyo Co., Ltd.........................................  1,000   17,680
    Natori Co., Ltd..................................................    800   12,533
    NEC Capital Solutions, Ltd.......................................  2,400   50,858
    NEC Corp.........................................................  8,700  344,786
    NEC Networks & System Integration Corp...........................  4,300  135,725
    NET One Systems Co., Ltd.........................................  7,100  191,420
    Neturen Co., Ltd.................................................  8,500   74,845
#*  New Japan Chemical Co., Ltd......................................  5,200    9,695
*   Nexon Co., Ltd................................................... 11,300  130,947
    Nextage Co., Ltd.................................................  3,700   36,713
    Nexyz Group Corp.................................................  1,100   22,202
    NGK Insulators, Ltd.............................................. 26,000  399,432
    NGK Spark Plug Co., Ltd.......................................... 22,600  458,188
    NH Foods, Ltd....................................................  9,400  394,949
    NHK Spring Co., Ltd.............................................. 47,800  390,488
    Nicca Chemical Co., Ltd..........................................  1,900   15,633
#*  Nice Holdings, Inc...............................................  1,400   11,760
    Nichia Steel Works, Ltd..........................................  6,500   20,061

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    Nichias Corp.....................................................  17,700 $373,402
#   Nichiban Co., Ltd................................................   2,800   47,637
    Nichicon Corp....................................................  13,300  130,880
    Nichiden Corp....................................................   3,400   64,120
    Nichiha Corp.....................................................   7,200  207,031
    NichiiGakkan Co., Ltd............................................  12,000  203,454
    Nichirei Corp....................................................  15,400  353,658
    Nichireki Co., Ltd...............................................   5,800   68,843
    Nichirin Co., Ltd................................................   2,810   44,624
    Nidec Corp.......................................................   2,900  426,955
    Nifco, Inc.......................................................  16,200  427,613
    Nihon Chouzai Co., Ltd...........................................   2,800  101,954
#*  Nihon Dempa Kogyo Co., Ltd.......................................   3,900   16,455
    Nihon Dengi Co., Ltd.............................................     600   15,993
    Nihon Denkei Co., Ltd............................................     900   10,739
#   Nihon House Holdings Co., Ltd....................................  11,100   51,946
    Nihon Kagaku Sangyo Co., Ltd.....................................   2,900   29,201
    Nihon Kohden Corp................................................   2,900   86,761
    Nihon M&A Center, Inc............................................  15,500  471,279
    Nihon Nohyaku Co., Ltd...........................................   9,800   51,492
    Nihon Parkerizing Co., Ltd.......................................   5,000   58,625
    Nihon Plast Co., Ltd.............................................   3,800   26,157
    Nihon Tokushu Toryo Co., Ltd.....................................   2,700   29,532
    Nihon Unisys, Ltd................................................  16,300  538,054
    Nihon Yamamura Glass Co., Ltd....................................   1,600   19,129
    Nikkato Corp.....................................................   1,400   10,501
    Nikkiso Co., Ltd.................................................   8,400   90,752
    Nikko Co., Ltd...................................................   5,000   30,672
    Nikkon Holdings Co., Ltd.........................................  13,300  323,293
#   Nikon Corp.......................................................  26,300  335,333
    Nintendo Co., Ltd................................................   1,100  403,466
    Nippi, Inc.......................................................     400   14,469
    Nippo Corp.......................................................  10,000  205,474
    Nippon Beet Sugar Manufacturing Co., Ltd.........................   3,000   58,812
    Nippon Carbide Industries Co., Inc...............................   1,700   22,924
#   Nippon Carbon Co., Ltd...........................................   4,200  161,143
#   Nippon Chemical Industrial Co., Ltd..............................   1,799   52,936
    Nippon Chemi-Con Corp............................................   3,900   64,464
    Nippon Chemiphar Co., Ltd........................................     500   14,604
#   Nippon Coke & Engineering Co., Ltd...............................  51,300   41,115
    Nippon Commercial Development Co., Ltd...........................   3,100   44,236
    Nippon Concept Corp..............................................   2,200   29,653
    Nippon Concrete Industries Co., Ltd..............................  13,200   37,979
    Nippon Denko Co., Ltd............................................  27,900   48,357
    Nippon Densetsu Kogyo Co., Ltd...................................   8,800  190,491
    Nippon Electric Glass Co., Ltd...................................  13,600  306,361
    Nippon Express Co., Ltd..........................................   9,500  542,028
    Nippon Filcon Co., Ltd...........................................   1,500    7,324
    Nippon Fine Chemical Co., Ltd....................................   2,700   31,483
    Nippon Flour Mills Co., Ltd......................................  11,900  191,107
    Nippon Gas Co., Ltd..............................................  11,600  328,344
    Nippon Hume Corp.................................................   6,600   49,813
    Nippon Kanzai Co., Ltd...........................................     700   12,322
    Nippon Kinzoku Co., Ltd..........................................   1,500   12,062
    Nippon Kodoshi Corp..............................................   1,600   20,931
    Nippon Koei Co., Ltd.............................................   3,000   92,810
    Nippon Koshuha Steel Co., Ltd....................................   2,000    8,369
    Nippon Light Metal Holdings Co., Ltd............................. 175,500  341,354
    Nippon Paint Holdings Co., Ltd...................................   2,800  152,489

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nippon Paper Industries Co., Ltd.................................  19,900 $  343,028
    Nippon Parking Development Co., Ltd., Class C....................  20,100     30,535
    Nippon Pillar Packing Co., Ltd...................................   5,000     67,356
    Nippon Piston Ring Co., Ltd......................................   2,300     29,165
    Nippon Road Co., Ltd. (The)......................................   2,000    122,203
    Nippon Seiki Co., Ltd............................................  10,700    165,437
    Nippon Seisen Co., Ltd...........................................   1,000     25,493
#*  Nippon Sharyo, Ltd...............................................   2,200     56,002
    Nippon Sheet Glass Co., Ltd......................................  28,900    181,068
    Nippon Shinyaku Co., Ltd.........................................     900     81,195
    Nippon Shokubai Co., Ltd.........................................   2,900    178,822
    Nippon Signal Co., Ltd...........................................   2,000     23,047
    Nippon Soda Co., Ltd.............................................   6,500    173,131
    Nippon Steel Corp................................................  53,398    779,372
    Nippon Steel Trading Corp........................................   4,100    171,658
    Nippon Suisan Kaisha, Ltd........................................  89,000    509,707
    Nippon Telegraph & Telephone Corp................................  15,900    789,322
    Nippon Thompson Co., Ltd.........................................  14,800     66,092
#   Nippon Yakin Kogyo Co., Ltd......................................   4,660    102,294
#   Nippon Yusen K.K.................................................  23,600    423,976
    Nishikawa Rubber Co., Ltd........................................   1,200     19,339
    Nishimatsu Construction Co., Ltd.................................  11,300    235,276
    Nishimatsuya Chain Co., Ltd......................................  13,100    116,578
    Nishimoto Co., Ltd...............................................     700     22,569
    Nishi-Nippon Financial Holdings, Inc.............................  27,900    206,745
#   Nishi-Nippon Railroad Co., Ltd...................................   7,600    176,338
    Nishio Rent All Co., Ltd.........................................   5,600    150,445
    Nissan Motor Co., Ltd............................................ 166,300  1,049,449
    Nissan Shatai Co., Ltd...........................................  13,400    123,487
    Nissan Tokyo Sales Holdings Co., Ltd.............................   4,900     13,652
#   Nissei ASB Machine Co., Ltd......................................   2,600     93,225
    Nissei Plastic Industrial Co., Ltd...............................   4,600     47,487
    Nissha Co., Ltd..................................................   5,100     53,115
    Nisshin Fudosan Co...............................................   9,400     43,811
    Nisshin Oillio Group, Ltd. (The).................................   6,500    227,609
    Nisshin Seifun Group, Inc........................................   1,940     38,459
    Nisshinbo Holdings, Inc..........................................  29,511    245,702
    Nissin Corp......................................................   3,500     55,399
    Nissin Electric Co., Ltd.........................................  14,600    170,919
    Nissin Kogyo Co., Ltd............................................  10,300    210,933
    Nissin Sugar Co., Ltd............................................   3,100     57,280
    Nissui Pharmaceutical Co., Ltd...................................   2,600     32,143
    Nitori Holdings Co., Ltd.........................................   1,500    228,317
    Nitta Corp.......................................................   4,900    142,916
    Nitta Gelatin, Inc...............................................   3,200     20,938
    Nittan Valve Co., Ltd............................................   4,000     10,318
    Nittetsu Mining Co., Ltd.........................................   1,700     71,309
    Nitto Denko Corp.................................................  21,500  1,189,503
    Nitto Fuji Flour Milling Co., Ltd................................     300     17,568
    Nitto Kogyo Corp.................................................   3,600     75,637
    Nitto Kohki Co., Ltd.............................................   2,400     51,768
    Nitto Seiko Co., Ltd.............................................   6,900     38,796
    Nittoc Construction Co., Ltd.....................................   6,700     44,171
    NJS Co., Ltd.....................................................   1,500     23,212
    Noda Corp........................................................   2,000     14,510
    Noevir Holdings Co., Ltd.........................................   3,100    167,333
    NOF Corp.........................................................   7,700    260,099
    Nojima Corp......................................................   9,100    161,427
    NOK Corp.........................................................  16,000    250,609

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nomura Co., Ltd..................................................  13,400 $  165,381
    Nomura Holdings, Inc............................................. 133,000    604,483
    Nomura Real Estate Holdings, Inc.................................  10,400    246,473
    Nomura Research Institute, Ltd...................................  10,989    233,304
    Noritake Co., Ltd................................................   2,700    124,042
    Noritsu Koki Co., Ltd............................................   3,600     51,947
    Noritz Corp......................................................   8,000     98,895
    North Pacific Bank, Ltd..........................................  70,200    150,946
    Nozawa Corp......................................................   2,000     12,588
    NS Solutions Corp................................................   5,400    183,590
    NS Tool Co., Ltd.................................................   2,700     52,642
    NS United Kaiun Kaisha, Ltd......................................   3,000     67,934
    NSD Co., Ltd.....................................................   4,300    132,546
    NSK, Ltd.........................................................  57,900    538,378
    NTN Corp......................................................... 151,000    468,183
    NTT Data Corp....................................................  17,200    225,850
    NTT DOCOMO, Inc..................................................  80,900  2,217,881
    NuFlare Technology, Inc..........................................   1,000     74,503
    Oat Agrio Co., Ltd...............................................     600      9,750
    Obara Group, Inc.................................................   1,900     70,832
    Obayashi Corp....................................................  67,600    695,698
    Obic Co., Ltd....................................................   1,100    137,726
    Odakyu Electric Railway Co., Ltd.................................  12,399    301,819
    Odelic Co., Ltd..................................................   1,400     51,475
    Ogaki Kyoritsu Bank, Ltd. (The)..................................   9,300    224,316
#   Ohara, Inc.......................................................   1,700     23,374
#   Ohashi Technica, Inc.............................................   3,300     45,668
    Ohsho Food Service Corp..........................................   2,100    126,895
    Oiles Corp.......................................................   5,640     85,765
    Oita Bank, Ltd. (The)............................................   3,900    107,796
    Oji Holdings Corp................................................ 126,400    653,518
    Okabe Co., Ltd...................................................   8,900     75,354
    Okada Aiyon Corp.................................................     800      9,939
#   Okamoto Machine Tool Works, Ltd..................................   1,100     28,323
    Okamura Corp.....................................................  10,700    107,305
    Okasan Securities Group, Inc.....................................  35,000    123,592
    Oki Electric Industry Co., Ltd...................................  28,100    377,115
    Okinawa Cellular Telephone Co....................................   3,200    109,360
    Okinawa Electric Power Co., Inc. (The)...........................   7,193    119,186
    OKK Corp.........................................................   1,800     12,363
    OKUMA Corp.......................................................   3,900    233,026
    Okumura Corp.....................................................   8,300    235,102
    Okura Industrial Co., Ltd........................................   1,600     29,445
    Okuwa Co., Ltd...................................................   6,600     82,993
    Olympus Corp.....................................................  43,600    593,238
    Omron Corp.......................................................   4,400    257,408
    Ono Pharmaceutical Co., Ltd......................................   4,000     75,347
    ONO Sokki Co., Ltd...............................................   3,200     15,337
    Onoken Co., Ltd..................................................   4,000     52,452
    Onward Holdings Co., Ltd.........................................  24,500    141,638
    Ootoya Holdings Co., Ltd.........................................     600     12,694
*   Open Door, Inc...................................................   1,200     22,955
    Open House Co., Ltd..............................................  12,800    327,098
    Optex Group Co., Ltd.............................................   4,300     65,881
    Oracle Corp......................................................   2,100    184,582
    Organo Corp......................................................   1,800     98,418
    Orient Corp......................................................  83,000    121,257
    Oriental Land Co., Ltd...........................................   3,700    542,423
    Origin Co., Ltd..................................................   1,400     19,466

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    ORIX Corp........................................................ 153,300 $2,409,093
    Osaka Gas Co., Ltd...............................................   9,400    183,814
    Osaka Organic Chemical Industry, Ltd.............................   3,500     39,023
    Osaka Soda Co., Ltd..............................................   2,300     65,109
    Osaka Steel Co., Ltd.............................................   3,600     49,264
    OSAKA Titanium Technologies Co., Ltd.............................   3,400     53,228
    Osaki Electric Co., Ltd..........................................  11,100     76,855
    OSG Corp.........................................................  12,300    263,091
    OSJB Holdings Corp...............................................  31,900     77,664
    Otsuka Corp......................................................   7,100    286,257
    Otsuka Holdings Co., Ltd.........................................   5,600    233,465
    OUG Holdings, Inc................................................   1,000     26,353
    Outsourcing, Inc.................................................  20,600    221,738
    Oyo Corp.........................................................   5,800     66,449
    Pacific Industrial Co., Ltd......................................  12,700    173,295
#   Pacific Metals Co., Ltd..........................................   4,000     95,642
    Pack Corp. (The).................................................   2,800     98,665
    PAL GROUP Holdings Co., Ltd......................................   1,800     56,908
    PALTAC Corp......................................................   3,200    154,321
    Pan Pacific International Holdings Corp..........................  28,000    440,758
    Panasonic Corp................................................... 108,300    910,194
    PAPYLESS Co., Ltd................................................     700     13,324
#   Paraca, Inc......................................................   1,500     27,808
    Paramount Bed Holdings Co., Ltd..................................   3,800    145,301
    Parco Co., Ltd...................................................   5,900     71,100
    Paris Miki Holdings, Inc.........................................   8,700     23,014
#   Park24 Co., Ltd..................................................  13,200    311,737
    Parker Corp......................................................   3,000     13,473
    Pasona Group, Inc................................................   6,100     87,076
    PC Depot Corp....................................................   7,800     34,655
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   5,300     26,504
    Penta-Ocean Construction Co., Ltd................................  92,000    564,368
    Pepper Food Service Co., Ltd.....................................   1,600     24,288
*   PeptiDream, Inc..................................................   8,100    406,569
    Persol Holdings Co., Ltd.........................................  15,700    301,566
    PIA Corp.........................................................     900     38,621
    Pickles Corp.....................................................     700     17,101
    Pigeon Corp......................................................   9,900    483,301
    Pilot Corp.......................................................   4,600    186,565
    Piolax, Inc......................................................   6,200    121,254
    Pola Orbis Holdings, Inc.........................................   6,900    155,704
    Poletowin Pitcrew Holdings, Inc..................................   4,600     44,536
    Press Kogyo Co., Ltd.............................................  23,000     97,554
    Pressance Corp...................................................  11,700    191,194
    Prestige International, Inc......................................  11,600     96,010
    Prima Meat Packers, Ltd..........................................   8,599    212,496
    Pronexus, Inc....................................................   1,800     21,121
#*  Prospect Co., Ltd................................................ 125,000     27,778
    Proto Corp.......................................................   4,300     46,532
    PS Mitsubishi Construction Co., Ltd..............................   8,000     57,235
    Punch Industry Co., Ltd..........................................   4,300     21,400
    Qol Holdings Co., Ltd............................................   8,200    114,806
    Quick Co., Ltd...................................................   1,500     21,232
    Raito Kogyo Co., Ltd.............................................   8,000    127,143
    Raiznext Corp....................................................   9,300     94,483
    Rakus Co., Ltd...................................................   4,200     63,018
    Rakuten, Inc..................................................... 110,700  1,055,350
    Rasa Corp........................................................   1,700     13,580
    Rasa Industries, Ltd.............................................   2,100     28,710

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Raysum Co., Ltd..................................................   5,400 $   57,008
#   RECOMM Co., Ltd..................................................   7,800      9,590
    Recruit Holdings Co., Ltd........................................  44,400  1,475,591
    Relo Group, Inc..................................................   9,200    225,156
    Renaissance, Inc.................................................   2,600     40,276
*   Renesas Electronics Corp......................................... 125,500    849,594
    Rengo Co., Ltd...................................................  61,700    447,389
#*  RENOVA, Inc......................................................   4,400     39,057
*   Renown, Inc......................................................  17,300     18,189
    Resol Holdings Co., Ltd..........................................     300     11,164
    Resona Holdings, Inc............................................. 156,300    679,680
    Resorttrust, Inc.................................................  13,100    209,052
    Restar Holdings Corp.............................................   3,000     50,980
    Retail Partners Co., Ltd.........................................   2,500     20,599
    Rheon Automatic Machinery Co., Ltd...............................   1,200     18,245
    Rhythm Watch Co., Ltd............................................   1,300     12,184
    Riberesute Corp..................................................   1,300     10,506
    Ricoh Co., Ltd...................................................  50,500    449,733
    Ricoh Leasing Co., Ltd...........................................   3,900    131,424
    Ride On Express Holdings Co., Ltd................................   1,500     18,873
#   Right On Co., Ltd................................................   4,200     22,096
    Riken Corp.......................................................   2,100     77,916
    Riken Keiki Co., Ltd.............................................   2,100     41,241
    Riken Technos Corp...............................................   8,700     41,189
    Riken Vitamin Co., Ltd...........................................   1,700     60,625
    Ringer Hut Co., Ltd..............................................   3,600     80,742
    Rinnai Corp......................................................   1,600    117,605
    Rion Co., Ltd....................................................   1,800     42,914
    Riso Kagaku Corp.................................................   3,500     57,506
    Riso Kyoiku Co., Ltd.............................................  18,500     71,025
    Rix Corp.........................................................     800     11,703
#   Rock Field Co., Ltd..............................................   2,800     38,117
    Rohm Co., Ltd....................................................   3,000    237,686
    Rohto Pharmaceutical Co., Ltd....................................   7,200    216,306
    Rokko Butter Co., Ltd............................................   1,900     31,879
    Roland DG Corp...................................................   3,900     76,638
    Rorze Corp.......................................................   2,300     78,104
    Round One Corp...................................................  21,400    275,944
    Royal Holdings Co., Ltd..........................................   4,100    103,543
*   Rozetta Corp.....................................................     900     30,271
    RS Technologies Co., Ltd.........................................     600     24,482
    Ryobi, Ltd.......................................................   6,600    122,840
    Ryoden Corp......................................................   3,500     52,981
#   Ryohin Keikaku Co., Ltd..........................................  19,700    438,566
    Ryosan Co., Ltd..................................................   4,600    119,428
    Ryoyo Electro Corp...............................................   5,100     90,511
    S Foods, Inc.....................................................   2,100     56,579
#   S LINE Co., Ltd..................................................   1,300     11,676
    Sac's Bar Holdings, Inc..........................................   4,300     35,450
    Saibu Gas Co., Ltd...............................................   5,500    126,932
    Saison Information Systems Co., Ltd..............................     800     15,405
    Sakai Chemical Industry Co., Ltd.................................   3,500     87,326
    Sakai Heavy Industries, Ltd......................................     500     14,434
    Sakai Moving Service Co., Ltd....................................   2,300    137,319
    Sakai Ovex Co., Ltd..............................................   1,500     25,861
    Sakata INX Corp..................................................  11,900    134,507
    Sakura Internet, Inc.............................................   2,600     15,297
    Sala Corp........................................................  11,500     68,989
    SAMTY Co., Ltd...................................................   5,300     99,859

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    San Holdings, Inc................................................  2,600 $ 27,083
    San ju San Financial Group, Inc..................................  3,450   53,461
    San-A Co., Ltd...................................................  3,400  160,997
    San-Ai Oil Co., Ltd.............................................. 13,200  138,194
*   Sanden Holdings Corp.............................................  5,500   35,817
    Sanei Architecture Planning Co., Ltd.............................  3,900   55,741
    Sangetsu Corp....................................................  1,400   26,470
    San-In Godo Bank, Ltd. (The)..................................... 39,100  229,347
#*  Sanix, Inc.......................................................  7,600   26,950
    Sanken Electric Co., Ltd.........................................  7,700  180,747
    Sanki Engineering Co., Ltd....................................... 11,700  142,502
    Sanko Gosei, Ltd.................................................  4,500   17,722
    Sanko Metal Industrial Co., Ltd..................................    800   19,409
    Sankyo Frontier Co., Ltd.........................................  1,100   36,320
    Sankyo Seiko Co., Ltd............................................  8,500   44,316
    Sankyo Tateyama, Inc.............................................  6,600   71,904
    Sankyu, Inc......................................................  9,200  467,739
#   Sanoh Industrial Co., Ltd........................................  8,500  106,331
    Sansei Landic Co., Ltd...........................................  2,000   17,793
#   Sansei Technologies, Inc.........................................  2,400   20,540
    Sanshin Electronics Co., Ltd.....................................  3,200   45,659
    Santen Pharmaceutical Co., Ltd...................................  8,600  152,335
    Sanwa Holdings Corp.............................................. 24,500  286,543
    Sanyei Corp......................................................    500   14,923
    Sanyo Chemical Industries, Ltd...................................  3,100  147,905
    Sanyo Denki Co., Ltd.............................................  2,200  102,709
    Sanyo Electric Railway Co., Ltd..................................  3,200   64,179
#   Sanyo Engineering & Construction, Inc............................  2,300   15,591
    Sanyo Housing Nagoya Co., Ltd....................................  2,500   22,025
    Sanyo Shokai, Ltd................................................  3,599   47,839
    Sanyo Special Steel Co., Ltd.....................................  4,300   54,459
    Sanyo Trading Co., Ltd...........................................  2,400   47,781
    Sata Construction Co., Ltd.......................................  3,000   12,073
    Sato Holdings Corp...............................................  5,400  158,957
    Sato Shoji Corp..................................................  3,600   30,280
    Satori Electric Co., Ltd.........................................  3,200   27,238
    Sawada Holdings Co., Ltd.........................................  4,600   39,199
    Sawai Pharmaceutical Co., Ltd....................................  7,500  423,202
    Saxa Holdings, Inc...............................................  1,300   22,265
    SB Technology Corp...............................................  1,200   23,017
    SBI Holdings, Inc................................................ 18,700  406,694
    SBS Holdings, Inc................................................  6,000   98,611
    Scala, Inc.......................................................  4,600   38,183
    SCREEN Holdings Co., Ltd......................................... 11,600  805,320
    Scroll Corp......................................................  7,000   21,931
    SCSK Corp........................................................  5,700  290,155
#   SEC Carbon, Ltd..................................................    500   38,410
    Secom Joshinetsu Co., Ltd........................................    420   13,736
    Seed Co., Ltd....................................................  3,600   28,618
    Seibu Electric & Machinery Co., Ltd..............................  1,200   11,131
    Seibu Holdings, Inc.............................................. 30,200  533,030
    Seika Corp.......................................................  2,100   26,656
    Seikagaku Corp...................................................  8,300   94,508
    Seikitokyu Kogyo Co., Ltd........................................  9,100   65,246
    Seiko Epson Corp................................................. 36,000  509,077
    Seiko Holdings Corp..............................................  7,499  184,145
    Seiko PMC Corp...................................................  1,300   10,128
    Seino Holdings Co., Ltd.......................................... 20,000  257,160
    Seiren Co., Ltd..................................................  9,300  114,652

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Sekisui Chemical Co., Ltd........................................ 50,600 $  882,248
    Sekisui House, Ltd............................................... 27,300    588,708
    Sekisui Jushi Corp...............................................  2,800     57,336
    Sekisui Plastics Co., Ltd........................................  7,400     54,549
    Senko Group Holdings Co., Ltd.................................... 36,100    290,373
#   Senshu Electric Co., Ltd.........................................  1,900     49,798
    Senshu Ikeda Holdings, Inc....................................... 50,900     91,288
#*  Senshukai Co., Ltd...............................................  8,300     23,378
    Seria Co., Ltd...................................................  7,900    198,573
    Seven & I Holdings Co., Ltd...................................... 50,200  1,896,571
    Seven Bank, Ltd.................................................. 99,100    287,307
    Sharp Corp....................................................... 12,400    142,242
    Shibaura Electronics Co., Ltd....................................  2,300     68,266
    Shibaura Mechatronics Corp.......................................  1,200     39,917
    Shibusawa Warehouse Co., Ltd. (The)..............................  2,600     50,518
    Shibuya Corp.....................................................  3,900    106,387
*   Shidax Corp......................................................  6,100     14,983
*   SHIFT, Inc.......................................................  1,400     79,858
#   Shiga Bank, Ltd. (The)...........................................  9,600    231,350
    Shikibo, Ltd.....................................................  2,900     25,114
    Shikoku Bank, Ltd. (The).........................................  9,300     88,643
    Shikoku Chemicals Corp...........................................  9,100    106,817
    Shikoku Electric Power Co., Inc.................................. 14,900    147,710
    Shima Seiki Manufacturing, Ltd...................................  6,900    164,977
    Shimachu Co., Ltd................................................  6,900    187,171
    Shimamura Co., Ltd...............................................  3,400    287,990
    Shimane Bank, Ltd. (The).........................................    900      5,790
    Shimano, Inc.....................................................    900    149,806
    Shimizu Bank, Ltd. (The).........................................  3,400     61,373
    Shimizu Corp..................................................... 55,200    514,574
    Shimojima Co., Ltd...............................................  1,100     12,270
    Shin Nippon Biomedical Laboratories, Ltd.........................  5,300     31,779
    Shinagawa Refractories Co., Ltd..................................  1,600     43,038
    Shindengen Electric Manufacturing Co., Ltd.......................  2,200     74,768
    Shin-Etsu Chemical Co., Ltd...................................... 12,200  1,360,315
    Shin-Etsu Polymer Co., Ltd.......................................  8,100     69,406
    Shinko Electric Industries Co., Ltd.............................. 17,900    174,693
    Shinko Shoji Co., Ltd............................................  9,800     84,010
    Shinmaywa Industries, Ltd........................................ 14,100    173,699
    Shinnihon Corp...................................................  8,500     66,769
    Shinoken Group Co., Ltd..........................................  7,200     74,107
    Shinsei Bank, Ltd................................................ 23,700    369,477
    Shinsho Corp.....................................................  1,400     33,149
    Shinwa Co., Ltd..................................................  2,300     52,133
    Ship Healthcare Holdings, Inc....................................  7,500    319,663
    Shiseido Co., Ltd................................................ 15,500  1,277,942
    Shizuki Electric Co., Inc........................................  3,200     17,573
    Shizuoka Bank, Ltd. (The)........................................ 32,700    248,480
    Shizuoka Gas Co., Ltd............................................ 13,800    119,306
#*  Shobunsha Publications, Inc......................................  3,000     11,290
#   Shoei Co., Ltd...................................................  1,900     82,706
    Shoei Foods Corp.................................................  2,200     64,619
    Shofu, Inc.......................................................  2,600     40,969
*   Shoko Co., Ltd...................................................  1,400      8,382
    Showa Aircraft Industry Co., Ltd.................................    800     10,357
    Showa Corp....................................................... 17,300    361,477
    Showa Denko K.K.................................................. 24,500    687,395
    Showa Sangyo Co., Ltd............................................  3,400     98,745
    Showa Shinku Co., Ltd............................................    700      9,415

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sigma Koki Co., Ltd..............................................     700 $    8,563
#   SIGMAXYZ, Inc....................................................   2,600     35,388
#   Siix Corp........................................................   7,900    119,777
    Sinanen Holdings Co., Ltd........................................   2,400     43,764
    Sinfonia Technology Co., Ltd.....................................   6,900     84,752
    Sinko Industries, Ltd............................................   2,600     44,033
    Sintokogio, Ltd..................................................  10,000     96,465
    SK Kaken Co., Ltd................................................     200     86,565
#   SK-Electronics Co., Ltd..........................................   2,100     42,617
    SKY Perfect JSAT Holdings, Inc...................................  38,100    157,353
    Skylark Holdings Co., Ltd........................................  24,200    439,233
    SMC Corp.........................................................     700    302,429
    SMK Corp.........................................................   1,100     31,734
    SMS Co., Ltd.....................................................   9,200    225,554
    SNT Corp.........................................................   8,200     32,755
#   Soda Nikka Co., Ltd..............................................   4,200     26,124
    Sodick Co., Ltd..................................................  13,900    120,219
    Soft99 Corp......................................................     800      7,410
    SoftBank Group Corp.............................................. 131,400  5,054,485
#   Softbrain Co., Ltd...............................................   2,500     12,869
    Softcreate Holdings Corp.........................................     800     13,964
#   Software Service, Inc............................................     400     43,123
    Sogo Medical Holdings Co., Ltd...................................   5,100     88,315
    Sohgo Security Services Co., Ltd.................................   3,200    173,817
    Sojitz Corp...................................................... 145,400    457,652
    Soken Chemical & Engineering Co., Ltd............................   2,200     25,042
    Solasto Corp.....................................................   7,600     86,501
    Soliton Systems K.K..............................................   2,100     18,911
    Sompo Holdings, Inc..............................................  13,700    538,493
    Sony Corp........................................................  42,800  2,605,199
#   Soshin Electric Co., Ltd.........................................   2,500     10,759
    Sotetsu Holdings, Inc............................................   6,500    172,707
    Sotoh Co., Ltd...................................................   2,900     26,642
    Sourcenext Corp..................................................  15,200     67,995
    Space Co., Ltd...................................................   1,890     21,897
    Space Value Holdings Co., Ltd....................................   7,000     33,528
    Sparx Group Co., Ltd.............................................  19,200     47,230
    SPK Corp.........................................................   1,100     28,759
    Square Enix Holdings Co., Ltd....................................   1,400     66,624
    SRA Holdings.....................................................   2,600     63,041
    SRS Holdings Co., Ltd............................................   1,200     11,596
    St Marc Holdings Co., Ltd........................................   4,900    109,305
    Stanley Electric Co., Ltd........................................  12,500    345,916
    Star Mica Holdings Co., Ltd......................................   2,200     39,801
    Star Micronics Co., Ltd..........................................   8,300    127,333
    Starts Corp., Inc................................................  10,500    270,797
    Starzen Co., Ltd.................................................   1,700     71,657
    St-Care Holding Corp.............................................   2,700     13,083
    Stella Chemifa Corp..............................................   2,100     61,100
    Step Co., Ltd....................................................   2,300     30,197
    Strike Co., Ltd..................................................     800     28,665
    Studio Alice Co., Ltd............................................   3,800     68,041
    Subaru Enterprise Co., Ltd.......................................     400     26,787
    Sugi Holdings Co., Ltd...........................................   2,800    155,421
    Sugimoto & Co., Ltd..............................................   2,600     48,775
    SUMCO Corp.......................................................  60,900  1,011,601
    Sumida Corp......................................................   8,500     94,983
#   Suminoe Textile Co., Ltd.........................................   1,500     41,398
    Sumiseki Holdings, Inc...........................................  13,600     17,390

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Sumitomo Corp.................................................... 39,400 $  639,950
    Sumitomo Densetsu Co., Ltd.......................................  4,100     85,619
    Sumitomo Electric Industries, Ltd................................ 81,900  1,123,156
    Sumitomo Forestry Co., Ltd....................................... 35,800    519,620
    Sumitomo Heavy Industries, Ltd................................... 22,300    692,683
    Sumitomo Metal Mining Co., Ltd................................... 16,800    561,955
    Sumitomo Mitsui Construction Co., Ltd............................ 55,620    315,652
    Sumitomo Mitsui Financial Group, Inc............................. 47,500  1,686,400
    Sumitomo Mitsui Trust Holdings, Inc.............................. 10,700    389,966
    Sumitomo Osaka Cement Co., Ltd................................... 11,000    480,172
*   Sumitomo Precision Products Co., Ltd.............................    600     19,625
    Sumitomo Realty & Development Co., Ltd........................... 10,700    388,391
    Sumitomo Riko Co., Ltd........................................... 10,700     93,103
    Sumitomo Rubber Industries, Ltd.................................. 52,525    696,151
    Sumitomo Seika Chemicals Co., Ltd................................  2,400     76,396
    Sumitomo Warehouse Co., Ltd. (The)............................... 15,200    205,999
    Sun Frontier Fudousan Co., Ltd...................................  9,900    120,453
    Suncall Corp.....................................................  3,600     16,166
    Sundrug Co., Ltd................................................. 10,700    354,071
    Suntory Beverage & Food, Ltd.....................................  5,300    226,579
    Sun-Wa Technos Corp..............................................  3,300     32,256
*   Suruga Bank, Ltd................................................. 27,400    119,086
    Sushiro Global Holdings, Ltd.....................................  2,500    171,882
    Suzuken Co., Ltd.................................................  1,050     56,064
    Suzuki Co., Ltd..................................................  2,100     15,237
    Suzuki Motor Corp................................................ 11,900    561,848
    SWCC Showa Holdings Co., Ltd.....................................  5,900     51,216
    Sysmex Corp......................................................  9,000    587,232
    Systena Corp..................................................... 12,500    179,616
    Syuppin Co., Ltd.................................................  3,700     32,008
    T Hasegawa Co., Ltd..............................................  7,500    139,776
    T RAD Co., Ltd...................................................  1,500     29,293
    T&D Holdings, Inc................................................ 48,000    534,611
    T&K Toka Co., Ltd................................................  6,000     57,500
    Tachibana Eletech Co., Ltd.......................................  4,880     81,676
    Tachikawa Corp...................................................  2,800     36,720
    Tachi-S Co., Ltd.................................................  7,100     94,299
#   Tadano, Ltd...................................................... 26,800    242,922
    Taihei Dengyo Kaisha, Ltd........................................  3,900     92,017
    Taiheiyo Cement Corp............................................. 27,300    772,289
    Taiheiyo Kouhatsu, Inc...........................................  2,400     18,483
    Taiho Kogyo Co., Ltd.............................................  3,300     26,395
    Taikisha, Ltd....................................................  2,600     84,105
    Taiko Bank, Ltd. (The)...........................................  1,900     30,583
    Taisei Corp...................................................... 25,800  1,017,382
    Taisei Lamick Co., Ltd...........................................    900     24,498
    Taisei Oncho Co., Ltd............................................  1,100     19,609
    Taisho Pharmaceutical Holdings Co., Ltd..........................  1,500    106,762
    Taiyo Holdings Co., Ltd..........................................  3,500    126,842
#   Taiyo Yuden Co., Ltd............................................. 34,500    912,384
    Takachiho Koheki Co., Ltd........................................  1,900     19,984
    Takagi Seiko Corp................................................    500     14,581
    Takamatsu Construction Group Co., Ltd............................  3,600     86,628
#   Takamatsu Machinery Co., Ltd.....................................    900      7,200
    Takamiya Co., Ltd................................................  4,700     30,600
#   Takano Co., Ltd..................................................  2,300     17,209
    Takaoka Toko Co., Ltd............................................  3,000     34,039
    Takara Leben Co., Ltd............................................ 27,900    118,777
    Takara Standard Co., Ltd.........................................  9,200    161,352

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Takasago International Corp......................................  3,400 $   85,327
    Takasago Thermal Engineering Co., Ltd............................  1,900     34,373
    Takashima & Co., Ltd.............................................    600      9,664
    Takashimaya Co., Ltd............................................. 19,200    222,874
    Take And Give Needs Co., Ltd.....................................  3,100     35,992
    TAKEBISHI Corp...................................................  2,200     29,130
    Takeei Corp......................................................  3,700     42,964
#   Takemoto Yohki Co., Ltd..........................................  2,500     23,825
    Takeuchi Manufacturing Co., Ltd.................................. 10,800    168,764
    Takihyo Co., Ltd.................................................  1,600     28,109
    Takisawa Machine Tool Co., Ltd...................................  1,800     22,388
    Takuma Co., Ltd..................................................  7,400     88,059
    Tama Home Co., Ltd...............................................  4,700     82,083
    Tamron Co., Ltd..................................................  4,300     93,899
    Tamura Corp...................................................... 12,100     69,298
    Tanabe Engineering Corp..........................................  1,100      7,872
    Tanseisha Co., Ltd...............................................  5,400     56,768
*   Tateru, Inc......................................................  3,000      5,980
    Tatsuta Electric Wire and Cable Co., Ltd......................... 10,600     58,128
    Tayca Corp.......................................................  3,300     65,098
    Tazmo Co., Ltd...................................................  2,300     27,347
    Tbk Co., Ltd.....................................................  6,200     25,945
    TDC Soft, Inc....................................................  2,800     23,095
    TDK Corp......................................................... 18,600  1,835,332
    Tear Corp........................................................  1,600      8,872
    TechMatrix Corp..................................................  1,900     42,533
    Techno Medica Co., Ltd...........................................    900     18,701
    Techno Ryowa, Ltd................................................  1,600     11,772
    Techno Smart Corp................................................  2,600     26,313
    TechnoPro Holdings, Inc..........................................  6,600    405,939
    Tecnos Japan, Inc................................................  1,400      6,988
    Teijin, Ltd...................................................... 61,700  1,236,365
    Teikoku Sen-I Co., Ltd...........................................  2,300     42,321
    Teikoku Tsushin Kogyo Co., Ltd...................................  1,600     17,853
    Tekken Corp......................................................  3,300     88,475
    Tenma Corp.......................................................  4,400     80,425
    Teraoka Seisakusho Co., Ltd......................................  2,100      9,705
    T-Gaia Corp......................................................  3,700     88,983
    THK Co., Ltd..................................................... 21,400    615,363
    Tigers Polymer Corp..............................................  3,500     20,357
    TIS, Inc.........................................................  9,700    588,145
    TKC Corp.........................................................  2,400    101,102
    Toa Corp.........................................................  6,200     71,244
    Toa Corp.........................................................  4,100     55,159
    Toa Oil Co., Ltd.................................................  2,100     48,178
    TOA ROAD Corp....................................................  1,500     49,645
    Toagosei Co., Ltd................................................ 28,800    319,213
    Toba, Inc........................................................    500     13,750
    Tobishima Corp...................................................  4,270     57,262
    Tobu Railway Co., Ltd............................................  8,200    273,633
    TOC Co., Ltd..................................................... 12,700     92,239
    Tocalo Co., Ltd.................................................. 20,500    202,103
    Tochigi Bank, Ltd. (The)......................................... 29,200     61,313
    Toda Corp........................................................ 28,500    178,026
    Toda Kogyo Corp..................................................    800     16,585
    Toei Animation Co., Ltd..........................................  2,700    125,958
    Toei Co., Ltd....................................................    400     55,390
#   Toell Co., Ltd...................................................  1,900     13,553
    Toenec Corp......................................................  2,000     65,244

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
#   Togami Electric Manufacturing Co., Ltd...........................  1,000 $   16,373
    Toho Bank, Ltd. (The)............................................ 49,400    120,925
    Toho Co., Ltd....................................................  1,400     56,540
    Toho Co., Ltd....................................................  2,500     40,327
    Toho Gas Co., Ltd................................................  4,700    183,058
    Toho Holdings Co., Ltd........................................... 13,300    337,320
#   Toho Titanium Co., Ltd...........................................  3,900     32,115
    Toho Zinc Co., Ltd...............................................  3,500     71,024
    Tohoku Bank, Ltd. (The)..........................................  1,800     16,651
    Tohoku Electric Power Co., Inc................................... 17,800    182,944
    Tohoku Steel Co., Ltd............................................    900     11,906
    Tohokushinsha Film Corp..........................................  5,700     34,096
    Tokai Carbon Co., Ltd............................................ 38,500    388,807
    Tokai Corp.......................................................  2,700     62,838
    TOKAI Holdings Corp.............................................. 28,600    280,493
    Tokai Lease Co., Ltd.............................................  1,100     16,763
    Tokai Rika Co., Ltd.............................................. 18,900    364,775
#   Tokai Tokyo Financial Holdings, Inc.............................. 45,100    117,600
    Token Corp.......................................................  2,310    148,142
    Tokio Marine Holdings, Inc....................................... 18,800  1,016,433
    Tokushu Tokai Paper Co., Ltd.....................................  2,300     86,479
    Tokuyama Corp.................................................... 21,100    563,665
*   Tokyo Base Co., Ltd..............................................  1,800     12,201
    Tokyo Broadcasting System Holdings, Inc.......................... 16,700    266,289
    Tokyo Century Corp...............................................  7,600    350,936
    Tokyo Dome Corp.................................................. 21,700    191,387
*   Tokyo Electric Power Co. Holdings, Inc........................... 68,100    315,381
    Tokyo Electron Device, Ltd.......................................  1,800     34,434
    Tokyo Electron, Ltd..............................................  6,000  1,215,591
    Tokyo Energy & Systems, Inc......................................  7,100     66,206
    Tokyo Gas Co., Ltd...............................................  9,900    241,669
    Tokyo Individualized Educational Institute, Inc..................  1,500     10,941
    Tokyo Keiki, Inc.................................................  2,000     17,603
    Tokyo Kiraboshi Financial Group, Inc.............................  7,022     98,899
    Tokyo Printing Ink Manufacturing Co., Ltd........................    300      6,686
    Tokyo Rakutenchi Co., Ltd........................................    400     21,561
    Tokyo Rope Manufacturing Co., Ltd................................  2,600     27,549
    Tokyo Sangyo Co., Ltd............................................  6,600     34,404
    Tokyo Seimitsu Co., Ltd.......................................... 11,100    356,522
    Tokyo Tatemono Co., Ltd.......................................... 39,100    556,294
    Tokyo Tekko Co., Ltd.............................................  2,300     33,646
#   Tokyo Theatres Co., Inc..........................................  1,900     24,523
    Tokyu Construction Co., Ltd...................................... 28,040    222,088
    Tokyu Corp....................................................... 17,000    321,531
    Tokyu Fudosan Holdings Corp...................................... 94,543    627,094
    Tokyu Recreation Co., Ltd........................................    600     27,979
    Toli Corp........................................................ 10,700     28,878
    Tomato Bank, Ltd.................................................  2,600     25,648
#   Tomoe Corp.......................................................  5,400     20,983
    Tomoe Engineering Co., Ltd.......................................  2,000     43,531
    Tomoegawa Co., Ltd...............................................  1,200     10,699
    Tomoku Co., Ltd..................................................  2,200     35,254
    TOMONY Holdings, Inc............................................. 38,500    134,050
    Tomy Co., Ltd.................................................... 26,400    286,289
    Tonami Holdings Co., Ltd.........................................  1,300     59,993
    Topcon Corp...................................................... 33,400    460,538
    Toppan Forms Co., Ltd............................................ 12,800    127,947
    Toppan Printing Co., Ltd......................................... 21,600    399,499
    Topre Corp....................................................... 11,400    197,820

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Topy Industries, Ltd.............................................  4,000 $ 81,770
    Toray Industries, Inc............................................ 93,900  663,604
#   Torex Semiconductor, Ltd.........................................  1,400   18,731
    Toridoll Holdings Corp...........................................  5,800  132,461
    Torigoe Co., Ltd. (The)..........................................  4,100   35,358
    Torii Pharmaceutical Co., Ltd....................................  3,700   98,735
    Torishima Pump Manufacturing Co., Ltd............................  4,500   42,851
    Tosei Corp.......................................................  8,900  112,263
    Toshiba Corp.....................................................  1,200   41,035
    Toshiba Machine Co., Ltd.........................................  4,900  109,649
    Toshiba Plant Systems & Services Corp............................  3,900   76,201
    Toshiba TEC Corp.................................................  8,800  317,377
    Tosho Co., Ltd...................................................  3,200   65,352
    Tosoh Corp....................................................... 46,800  640,809
    Totech Corp......................................................  1,700   37,000
    Totetsu Kogyo Co., Ltd...........................................  4,800  149,644
    TOTO, Ltd........................................................  5,799  236,749
    Totoku Electric Co., Ltd.........................................    500   10,102
    Tottori Bank, Ltd. (The).........................................  2,400   31,500
    Toukei Computer Co., Ltd.........................................    700   21,388
    Tow Co., Ltd.....................................................  5,100   36,368
    Towa Bank, Ltd. (The)............................................  9,200   78,116
    Towa Corp........................................................  7,800   76,707
    Towa Pharmaceutical Co., Ltd.....................................  5,100  130,778
    Toyo Construction Co., Ltd....................................... 21,000   98,675
    Toyo Corp........................................................  5,600   57,694
    Toyo Denki Seizo K.K.............................................  1,200   17,351
#*  Toyo Engineering Corp............................................  7,500   47,772
    Toyo Gosei Co., Ltd..............................................  1,400   39,724
    Toyo Ink SC Holdings Co., Ltd....................................  8,900  216,912
    Toyo Kanetsu K.K.................................................  2,900   54,443
#   Toyo Logistics Co., Ltd..........................................  6,300   18,881
    Toyo Machinery & Metal Co., Ltd..................................  4,900   26,398
    Toyo Securities Co., Ltd......................................... 14,000   22,294
    Toyo Seikan Group Holdings, Ltd.................................. 20,500  323,969
    Toyo Suisan Kaisha, Ltd..........................................  1,400   58,947
    Toyo Tanso Co., Ltd..............................................  3,500   82,696
    Toyo Tire Corp................................................... 33,000  460,292
    Toyo Wharf & Warehouse Co., Ltd..................................  1,500   19,693
    Toyobo Co., Ltd.................................................. 28,900  390,642
    Toyoda Gosei Co., Ltd............................................ 23,700  554,454
    Toyota Boshoku Corp.............................................. 16,400  240,962
    Toyota Industries Corp...........................................  4,900  294,012
    TPR Co., Ltd.....................................................  6,600  118,154
    Trancom Co., Ltd.................................................  2,400  158,389
    Transaction Co., Ltd.............................................  2,200   19,395
    Trend Micro, Inc................................................. 10,500  529,980
    Tri Chemical Laboratories, Inc...................................  1,400   91,409
#   Trinity Industrial Corp..........................................  2,000   14,189
    Trusco Nakayama Corp.............................................  6,800  164,417
    Trust Tech, Inc..................................................  3,200   40,559
    TS Tech Co., Ltd................................................. 11,700  374,721
    TSI Holdings Co., Ltd............................................ 15,400   80,434
    Tsubaki Nakashima Co., Ltd....................................... 14,500  246,822
    Tsubakimoto Chain Co.............................................  7,100  242,578
    Tsubakimoto Kogyo Co., Ltd.......................................  1,200   49,256
    Tsudakoma Corp...................................................  1,200   13,849
    Tsugami Corp..................................................... 14,000  129,344
    Tsukada Global Holdings, Inc.....................................  5,000   28,088

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Tsukishima Kikai Co., Ltd........................................  6,600 $101,663
    Tsukuba Bank, Ltd................................................ 28,700   57,176
    Tsukui Corp...................................................... 16,000   65,931
    Tsumura & Co.....................................................  3,300   90,880
    Tsuruha Holdings, Inc............................................  2,500  281,221
    Tsurumi Manufacturing Co., Ltd...................................  4,800   94,624
    Tsutsumi Jewelry Co., Ltd........................................  1,500   27,259
#   Tsuzuki Denki Co., Ltd...........................................  1,700   18,985
    TV Asahi Holdings Corp...........................................  5,300   82,780
    Tv Tokyo Holdings Corp...........................................  3,500   72,857
    TYK Corp.........................................................  5,500   16,198
    UACJ Corp........................................................ 10,100  185,012
    Ube Industries, Ltd.............................................. 33,900  725,838
    Uchida Yoko Co., Ltd.............................................  1,000   39,296
    Uchiyama Holdings Co., Ltd.......................................  3,100   15,003
    Ulvac, Inc....................................................... 14,200  621,242
    UMC Electronics Co., Ltd.........................................  1,400    6,173
    Unicharm Corp....................................................  9,800  332,131
    Uniden Holdings Corp.............................................  1,300   23,588
    UNIMAT Retirement Community Co., Ltd.............................  1,200   17,418
    Union Tool Co....................................................  1,200   38,243
    Unipres Corp..................................................... 13,400  219,166
    United Arrows, Ltd...............................................  3,800  116,163
    United Super Markets Holdings, Inc............................... 11,400  102,540
    UNITED, Inc......................................................  2,400   26,369
*   Unitika, Ltd..................................................... 18,800   58,433
    Unizo Holdings Co., Ltd..........................................  4,800  221,388
#   Urbanet Corp. Co., Ltd...........................................  3,300   12,476
    Usen-Next Holdings Co., Ltd......................................  2,700   25,683
    Ushio, Inc....................................................... 27,400  409,489
    USS Co., Ltd..................................................... 13,900  269,218
#   UT Group Co., Ltd................................................  5,200  129,166
    Utoc Corp........................................................  3,900   20,135
#   V Technology Co., Ltd............................................  1,600   95,191
    Valor Holdings Co., Ltd.......................................... 12,400  211,572
    Valqua, Ltd......................................................  4,800  106,947
    Value HR Co., Ltd................................................    700   21,189
    ValueCommerce Co., Ltd...........................................  2,700   41,540
*   V-Cube, Inc......................................................  4,000   16,677
*   Vector, Inc......................................................  4,800   45,131
#   Vertex Corp......................................................  1,060   16,724
    Village Vanguard Co., Ltd........................................  1,200   12,303
*   Vision, Inc......................................................  3,000   43,996
#*  Visionary Holdings Co., Ltd......................................  2,390    8,286
    Vital KSK Holdings, Inc.......................................... 10,100  103,126
    VT Holdings Co., Ltd............................................. 25,500  113,954
    Wacoal Holdings Corp............................................. 11,200  294,464
    Wacom Co., Ltd................................................... 22,600   84,118
    Wakachiku Construction Co., Ltd..................................  3,700   56,226
*   Wakamoto Pharmaceutical Co., Ltd.................................  4,500   11,555
    Wakita & Co., Ltd................................................  9,800   99,058
    Warabeya Nichiyo Holdings Co., Ltd...............................  3,800   66,898
    Waseda Academy Co., Ltd..........................................  2,000   16,351
#   Watahan & Co., Ltd...............................................  1,100   20,987
    WATAMI Co., Ltd..................................................  4,400   57,389
    Watts Co., Ltd...................................................  1,800   10,211
    WDB Holdings Co., Ltd............................................  1,400   35,585
    Weathernews, Inc.................................................    900   28,421
    Welcia Holdings Co., Ltd.........................................  3,530  202,835

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
JAPAN -- (Continued)
    West Holdings Corp...............................................   5,300 $ 78,279
    Will Group, Inc..................................................   3,100   28,403
    WIN-Partners Co., Ltd............................................   1,900   24,849
    Wood One Co., Ltd................................................   1,900   20,141
#   Workman Co., Ltd.................................................     800   56,623
    World Holdings Co., Ltd..........................................   2,600   43,550
    Wowow, Inc.......................................................   1,700   40,890
    Xebio Holdings Co., Ltd..........................................   6,300   70,601
    YAC Holdings Co., Ltd............................................   1,700   13,161
    Yachiyo Industry Co., Ltd........................................     900    5,426
    Yagi & Co., Ltd..................................................     800   11,840
    Yahagi Construction Co., Ltd.....................................   6,700   47,540
    Yaizu Suisankagaku Industry Co., Ltd.............................   1,700   16,220
    Yakult Honsha Co., Ltd...........................................   2,700  154,736
#   YAKUODO Holdings Co., Ltd........................................   1,500   36,164
    YAMABIKO Corp....................................................   8,100   91,952
    YAMADA Consulting Group Co., Ltd.................................   1,400   25,239
    Yamada Denki Co., Ltd............................................  45,800  221,373
    Yamagata Bank, Ltd. (The)........................................   6,099   86,060
    Yamaguchi Financial Group, Inc...................................  24,800  174,004
    Yamaha Motor Co., Ltd............................................  36,100  706,583
*   Yamaha Motor Robotics Holdings Co., Ltd..........................   3,800   21,128
    Yamaichi Electronics Co., Ltd....................................   5,700   77,048
#   YA-MAN, Ltd......................................................   5,800   37,518
    Yamanashi Chuo Bank, Ltd. (The)..................................   7,300   72,850
    Yamatane Corp....................................................   2,600   33,995
    Yamato Corp......................................................   4,700   31,833
    Yamato Holdings Co., Ltd.........................................   8,800  147,599
    Yamato International, Inc........................................   3,200   11,509
    Yamato Kogyo Co., Ltd............................................  11,100  287,953
    Yamaura Corp.....................................................   2,200   17,765
    Yamazaki Baking Co., Ltd.........................................  22,900  390,415
    Yamazawa Co., Ltd................................................     900   13,776
    Yamazen Corp.....................................................  11,300  104,331
    Yaoko Co., Ltd...................................................   3,700  172,573
    Yashima Denki Co., Ltd...........................................   3,400   27,933
    Yaskawa Electric Corp............................................  17,400  661,856
    Yasuda Logistics Corp............................................   3,400   30,462
#   Yasunaga Corp....................................................   2,300   29,072
    Yellow Hat, Ltd..................................................   9,400  153,036
    Yodogawa Steel Works, Ltd........................................   5,700  107,627
    Yokogawa Bridge Holdings Corp....................................   6,500  118,995
    Yokogawa Electric Corp...........................................  11,600  212,546
    Yokohama Reito Co., Ltd..........................................  12,100  120,030
    Yokohama Rubber Co., Ltd. (The)..................................  40,200  897,876
    Yondenko Corp....................................................   1,100   28,154
    Yondoshi Holdings, Inc...........................................   2,400   58,438
    Yorozu Corp......................................................   5,900   75,401
#   Yotai Refractories Co., Ltd......................................   4,900   32,982
    Yuasa Trading Co., Ltd...........................................   3,500  108,580
    Yuken Kogyo Co., Ltd.............................................     700   11,128
#   Yume No Machi Souzou Iinkai Co., Ltd.............................   2,600   23,909
#   Yumeshin Holdings Co., Ltd.......................................   7,900   70,398
    Yurtec Corp......................................................  10,600   65,543
    Yushiro Chemical Industry Co., Ltd...............................   2,000   26,356
    Yutaka Giken Co., Ltd............................................     200    3,451
    Z Holdings Corp.................................................. 116,500  358,670
    Zaoh Co., Ltd....................................................     800   10,942
    Zenitaka Corp. (The).............................................     600   23,620

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
JAPAN -- (Continued)
    Zenkoku Hosho Co., Ltd...........................................  10,100 $    421,665
#   Zenrin Co., Ltd..................................................   5,700      103,230
#   Zensho Holdings Co., Ltd.........................................  10,400      219,967
    Zeon Corp........................................................  51,600      587,812
    ZIGExN Co., Ltd..................................................   9,400       50,404
#   Zojirushi Corp...................................................   6,100       93,607
#   ZOZO, Inc........................................................  13,700      319,113
    Zuiko Corp.......................................................     700       21,633
    Zuken, Inc.......................................................   1,400       29,660
                                                                              ------------
TOTAL JAPAN..........................................................          289,590,710
                                                                              ------------
NETHERLANDS -- (3.0%)
    Aalberts NV......................................................  30,044    1,210,707
    ABN AMRO Bank NV.................................................  26,025      485,107
    Accell Group NV..................................................   3,450       85,699
    Aegon NV......................................................... 214,942      932,490
    Aegon NV.........................................................  20,472       88,439
    Akzo Nobel NV....................................................  16,598    1,530,246
*   Altice Europe NV.................................................  76,429      437,312
*   Altice Europe NV, Class B........................................   3,103       17,833
#   AMG Advanced Metallurgical Group NV..............................  10,708      263,455
    Amsterdam Commodities NV.........................................   4,113       88,603
    APERAM SA........................................................   9,685      248,149
    Arcadis NV.......................................................  14,642      289,473
    ArcelorMittal....................................................  38,288      567,428
    ASM International NV.............................................   9,631      971,014
    ASML Holding NV..................................................   1,474      386,356
#   ASML Holding NV..................................................  11,971    3,136,014
    ASR Nederland NV.................................................  31,857    1,167,833
*   Basic-Fit NV.....................................................   9,132      279,302
    BE Semiconductor Industries NV...................................  28,622    1,061,098
#*  Beter Bed Holding NV.............................................   3,857        9,544
    Boskalis Westminster.............................................  14,950      329,065
#   Brunel International NV..........................................   1,267       11,733
    Coca-Cola European Partners P.L.C................................  21,042    1,128,464
    Corbion NV.......................................................  15,816      456,913
    Flow Traders.....................................................  13,664      321,792
#   ForFarmers NV....................................................  11,164       67,733
#*  Fugro NV.........................................................  17,870      161,987
    GrandVision NV...................................................  15,221      465,307
*   Heijmans NV......................................................   6,603       53,470
#   Hunter Douglas NV................................................   1,198       76,742
    IMCD NV..........................................................   6,809      531,675
    ING Groep NV..................................................... 139,784    1,582,842
    Intertrust NV....................................................   6,117      116,445
    Kendrion NV......................................................   4,270       90,716
    Koninklijke Ahold Delhaize NV.................................... 153,155    3,816,624
    Koninklijke BAM Groep NV.........................................  84,466      214,446
    Koninklijke DSM NV...............................................  16,449    1,952,298
    Koninklijke KPN NV............................................... 537,132    1,667,455
#   Koninklijke Philips NV...........................................  15,500      680,450
    Koninklijke Vopak NV.............................................   4,920      270,283
    Nederland Apparatenfabriek.......................................   1,294       69,477
    NN Group NV......................................................  29,031    1,107,733
#*  OCI NV...........................................................  22,234      499,917
    Ordina NV........................................................  25,878       52,873
#   Randstad NV......................................................  32,807    1,820,685
    SBM Offshore NV..................................................  52,687      908,614
    Signify NV.......................................................  31,291      916,828

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NETHERLANDS -- (Continued)
#   Sligro Food Group NV.............................................   7,241 $   184,304
    TKH Group NV.....................................................  11,860     607,974
#   TomTom NV........................................................  20,625     233,571
    Unilever NV......................................................  39,041   2,312,789
#   Unilever NV......................................................  14,403     851,313
    Van Lanschot Kempen NV...........................................   3,124      72,027
    Wolters Kluwer NV................................................  21,152   1,557,908
                                                                              -----------
TOTAL NETHERLANDS....................................................          38,448,555
                                                                              -----------
NEW ZEALAND -- (0.5%)
*   a2 Milk Co., Ltd.................................................  56,401     468,261
    Abano Healthcare Group, Ltd......................................   2,986       8,923
    Air New Zealand, Ltd............................................. 201,351     364,517
    Arvida Group, Ltd................................................  18,686      18,081
    Auckland International Airport, Ltd..............................  38,639     230,280
*   CBL Corp., Ltd...................................................   8,101       3,087
    Chorus, Ltd...................................................... 129,413     440,022
    Comvita, Ltd.....................................................   2,440       4,698
    Contact Energy, Ltd..............................................  48,151     227,735
    EBOS Group, Ltd..................................................  15,003     236,964
*   Eroad, Ltd.......................................................   3,923       8,099
    Fisher & Paykel Healthcare Corp., Ltd............................  30,399     372,850
    Fletcher Building, Ltd...........................................  72,442     212,844
#*  Fonterra Co-operative Group, Ltd.................................  11,016      29,299
    Freightways, Ltd.................................................  22,414     110,581
    Genesis Energy, Ltd..............................................  65,241     137,056
    Gentrack Group, Ltd..............................................   5,468      17,876
    Hallenstein Glasson Holdings, Ltd................................   9,781      38,765
    Heartland Group Holdings, Ltd....................................  98,101     103,025
    Infratil, Ltd....................................................  99,871     315,564
    Investore Property, Ltd..........................................  23,836      29,489
    Kathmandu Holdings, Ltd..........................................  46,683      93,888
    Mainfreight, Ltd.................................................   9,951     256,348
    Mercury NZ, Ltd..................................................  24,238      77,076
    Meridian Energy, Ltd.............................................  28,632      84,398
    Metlifecare, Ltd.................................................  28,991      89,564
*   Metro Performance Glass, Ltd.....................................  28,095       5,952
    NEW Zealand King Salmon Investments, Ltd.........................  12,378      18,126
    New Zealand Refining Co., Ltd. (The).............................  33,462      43,944
    NZME, Ltd........................................................  18,597       4,749
#   NZX, Ltd.........................................................  42,191      34,885
    Oceania Healthcare, Ltd..........................................  26,813      17,705
    PGG Wrightson, Ltd...............................................   2,769       4,364
    Port of Tauranga, Ltd............................................  32,566     139,576
*   Restaurant Brands New Zealand, Ltd...............................   1,504      11,488
#   Ryman Healthcare, Ltd............................................  11,395      94,179
    Sanford, Ltd.....................................................  11,436      52,055
#   Scales Corp., Ltd................................................  16,423      55,010
#   Skellerup Holdings, Ltd..........................................  28,994      42,724
    SKY Network Television, Ltd......................................  82,458      47,654
    Spark New Zealand, Ltd........................................... 143,310     411,108
#   Steel & Tube Holdings, Ltd.......................................  26,145      15,080
    Summerset Group Holdings, Ltd....................................  58,228     245,396
*   Synlait Milk, Ltd................................................   9,559      57,580
    Tourism Holdings, Ltd............................................  28,830      65,574
*   TOWER, Ltd.......................................................  17,032       7,428
#   Trustpower, Ltd..................................................   7,314      39,587
    Vector, Ltd......................................................  17,959      40,952
    Vista Group International, Ltd...................................  12,295      30,725

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
NEW ZEALAND -- (Continued)
    Warehouse Group, Ltd. (The)......................................  25,303 $   43,166
    Z Energy, Ltd....................................................  77,831    267,269
                                                                              ----------
TOTAL NEW ZEALAND....................................................          5,775,566
                                                                              ----------
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA...................................  85,449     31,583
*   Adevinta ASA, Class B............................................   4,965     56,792
    AF Gruppen ASA...................................................   3,661     70,454
*   Akastor ASA......................................................  34,023     38,581
#   Aker BP ASA......................................................  11,645    323,002
*   Aker Solutions ASA...............................................  32,032     73,958
    American Shipping Co. ASA........................................  14,670     57,252
*   Archer, Ltd......................................................  12,255      4,638
    Atea ASA.........................................................  17,327    218,934
    Austevoll Seafood ASA............................................  24,096    243,323
*   Avance Gas Holding, Ltd..........................................  10,487     47,905
*   Axactor SE.......................................................  15,198     29,450
#   B2Holding ASA....................................................  18,973     16,802
    Bakkafrost P/F...................................................   6,466    404,907
    Bonheur ASA......................................................   6,002    118,570
    Borregaard ASA...................................................  29,576    284,963
    BW LPG, Ltd......................................................  22,221    155,622
*   BW Offshore, Ltd.................................................  27,016    206,337
    Data Respons ASA.................................................   7,692     30,528
    DNB ASA..........................................................  36,473    664,074
    DNO ASA.......................................................... 210,457    255,752
*   DOF ASA..........................................................  31,179      4,696
    Entra ASA........................................................   8,739    130,868
    Equinor ASA......................................................  97,963  1,818,750
    Equinor ASA, Sponsored ADR.......................................   3,101     57,400
    Europris ASA.....................................................  18,368     49,848
#*  FLEX LNG, Ltd....................................................   3,497     32,431
*   Frontline, Ltd...................................................  17,943    188,756
    Gjensidige Forsikring ASA........................................   7,694    143,840
    Grieg Seafood ASA................................................  14,604    179,098
#*  Hexagon Composites ASA...........................................   9,870     33,358
    Hoegh LNG Holdings, Ltd..........................................  11,854     45,811
*   Kongsberg Automotive ASA.........................................  69,568     36,240
    Kvaerner ASA.....................................................  31,962     40,565
    Leroy Seafood Group ASA..........................................  13,669     91,821
    Mowi ASA.........................................................  20,357    496,956
*   NEL ASA..........................................................  38,810     33,650
*   Nordic Semiconductor ASA.........................................   4,141     23,586
    Norsk Hydro ASA.................................................. 169,258    598,083
    Norway Royal Salmon ASA..........................................   1,193     28,193
#*  Norwegian Air Shuttle ASA........................................   8,639     42,000
*   Norwegian Finans Holding ASA.....................................  27,148    262,199
#   Norwegian Property ASA...........................................   1,195      1,716
#   Ocean Yield ASA..................................................  15,119     84,542
*   Odfjell Drilling, Ltd............................................  26,164     75,891
*   Odfjell SE, Class A..............................................   3,280     10,316
    Olav Thon Eiendomsselskap ASA....................................   3,755     59,674
    Orkla ASA........................................................  14,424    138,641
*   Otello Corp. ASA.................................................  37,717     63,344
*   PGS ASA..........................................................  89,474    151,433
*   Prosafe SE.......................................................  10,014      7,847
*   Protector Forsikring ASA.........................................   7,037     35,504
#*  REC Silicon ASA..................................................  28,794      9,652
    Salmar ASA.......................................................   4,507    210,331

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
NORWAY -- (Continued)
    Sbanken ASA......................................................    10,925 $    77,620
#   Scatec Solar ASA.................................................    21,225     236,123
    Schibsted ASA, Class A...........................................     2,182      64,082
    Schibsted ASA, Class B...........................................     2,783      77,648
    Selvaag Bolig ASA................................................     9,716      53,601
    Solon Eiendom ASA................................................     3,787      13,824
    SpareBank 1 SR-Bank ASA..........................................    23,932     255,009
    Stolt-Nielsen, Ltd...............................................     7,288      89,752
    Storebrand ASA...................................................    68,789     486,303
    Subsea 7 SA......................................................    30,323     284,876
    Telenor ASA......................................................    23,788     445,210
    TGS NOPEC Geophysical Co. ASA....................................    19,572     508,315
    Tomra Systems ASA................................................     9,964     268,562
    Treasure ASA.....................................................    11,954      17,717
    Veidekke ASA.....................................................    20,274     219,847
#*  XXL ASA..........................................................     7,060      14,472
    Yara International ASA...........................................     4,353     169,576
                                                                                -----------
TOTAL NORWAY.........................................................            11,803,004
                                                                                -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA....................................................    17,850     108,959
    Banco Comercial Portugues SA, Class R............................ 1,456,963     330,401
    Banco Espirito Santo SA..........................................   114,362           0
#   CTT-Correios de Portugal SA......................................    26,952      86,167
    EDP--Energias de Portugal SA.....................................    67,830     279,407
    EDP Renovaveis SA................................................    23,116     263,668
    Galp Energia SGPS SA.............................................    16,919     270,616
    Jeronimo Martins SGPS SA.........................................    27,162     456,421
#   Mota-Engil SGPS SA...............................................    24,656      54,617
    Navigator Co. SA (The)...........................................    48,904     176,482
    NOS SGPS SA......................................................    86,892     516,592
    REN--Redes Energeticas Nacionais SGPS SA.........................    25,119      74,558
    Semapa-Sociedade de Investimento e Gestao........................     7,457     102,699
    Sonae Capital SGPS SA............................................    22,088      17,408
    Sonae SGPS SA....................................................   220,723     222,696
                                                                                -----------
TOTAL PORTUGAL.......................................................             2,960,691
                                                                                -----------
SINGAPORE -- (1.1%)
    Accordia Golf Trust..............................................   144,700      61,123
    AEM Holdings, Ltd................................................    25,700      28,234
    Amara Holdings, Ltd..............................................    40,200      13,308
    Ascendas India Trust.............................................   123,700     148,099
    Banyan Tree Holdings, Ltd........................................    72,700      23,767
#   Best World International, Ltd....................................    53,300      39,609
    Boustead Projects, Ltd...........................................     2,700       1,876
    Boustead Singapore, Ltd..........................................    79,500      45,521
    BreadTalk Group, Ltd.............................................    24,000       9,428
    Bukit Sembawang Estates, Ltd.....................................    34,300     122,437
    CapitaLand, Ltd..................................................   143,400     379,038
    Centurion Corp., Ltd.............................................    37,000      11,685
    China Aviation Oil Singapore Corp., Ltd..........................    51,700      46,299
    China Sunsine Chemical Holdings, Ltd.............................   107,400      89,839
    Chip Eng Seng Corp., Ltd.........................................   104,700      47,352
    Chuan Hup Holdings, Ltd..........................................    81,300      15,811
    CITIC Envirotech, Ltd............................................   259,900      65,834
    City Developments, Ltd...........................................    42,000     332,606
    ComfortDelGro Corp., Ltd.........................................   206,400     348,544
    Dairy Farm International Holdings, Ltd...........................    20,000     120,546

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SINGAPORE -- (Continued)
    DBS Group Holdings, Ltd..........................................    51,177 $  975,478
    Del Monte Pacific, Ltd...........................................    53,748      5,170
    Delfi, Ltd.......................................................    26,800     19,532
    Duty Free International, Ltd.....................................    58,700      6,787
    Elec & Eltek International Co., Ltd..............................     6,400      9,604
*   Ezion Holdings, Ltd..............................................   982,352     11,625
#*  Ezra Holdings, Ltd...............................................   190,010      1,443
    Far East Orchard, Ltd............................................    39,600     34,027
#   First Resources, Ltd.............................................   102,800    115,435
    Food Empire Holdings, Ltd........................................    42,400     16,821
    Fragrance Group, Ltd.............................................    64,000      5,923
    Fraser and Neave, Ltd............................................    32,500     40,847
    Frasers Property, Ltd............................................    62,400     84,407
    Frencken Group, Ltd..............................................    61,500     31,107
    Fu Yu Corp., Ltd.................................................   102,100     16,863
*   Gallant Venture, Ltd.............................................    52,000      4,433
    Geo Energy Resources, Ltd........................................   113,700     12,112
    GL, Ltd..........................................................    85,500     49,674
    Golden Agri-Resources, Ltd....................................... 1,138,100    170,830
    Golden Energy & Resources, Ltd...................................    34,500      4,181
    Great Eastern Holdings, Ltd......................................     3,500     56,190
    GuocoLand, Ltd...................................................    70,700    104,343
*   Halcyon Agri Corp., Ltd..........................................    43,213     14,437
    Hanwell Holdings, Ltd............................................    88,400     14,896
    Haw Par Corp., Ltd...............................................    20,800    204,813
    Hi-P International, Ltd..........................................    51,800     54,564
    Ho Bee Land, Ltd.................................................    39,400     67,723
    Hong Fok Corp., Ltd..............................................    66,700     39,921
*   Hong Leong Asia, Ltd.............................................    59,600     27,337
    Hong Leong Finance, Ltd..........................................    55,000    106,256
    Hongkong Land Holdings, Ltd......................................    71,200    391,130
    Hotel Grand Central, Ltd.........................................    28,891     28,008
    Hour Glass, Ltd. (The)...........................................     3,100      1,835
    Hutchison Port Holdings Trust....................................   914,900    141,719
*   Hyflux, Ltd......................................................    78,700      1,574
    iFAST Corp., Ltd.................................................    17,500     12,984
    Indofood Agri Resources, Ltd.....................................   119,900     28,227
    Japfa, Ltd.......................................................   166,300     59,872
    Jardine Cycle & Carriage, Ltd....................................     6,066    145,840
    k1 Ventures, Ltd.................................................    16,400          0
    Keppel Corp., Ltd................................................    92,900    467,787
    Keppel Infrastructure Trust......................................   452,371    178,020
    KSH Holdings, Ltd................................................    38,300     13,056
    Lian Beng Group, Ltd.............................................    68,800     25,559
    Lum Chang Holdings, Ltd..........................................    70,700     18,439
    Metro Holdings, Ltd..............................................    77,400     52,869
#*  Midas Holdings, Ltd..............................................   218,800      5,790
*   mm2 Asia, Ltd....................................................   101,700     16,800
    Oversea-Chinese Banking Corp., Ltd...............................   137,201  1,102,987
    Oxley Holdings, Ltd..............................................   181,175     45,205
*   Pacc Offshore Services Holdings, Ltd.............................    43,100      4,023
    Pan-United Corp., Ltd............................................    47,875     11,430
    Penguin International, Ltd.......................................    28,666     14,017
    Q&M Dental Group Singapore, Ltd..................................    44,700     17,090
    QAF, Ltd.........................................................    44,382     24,274
*   Raffles Education Corp., Ltd.....................................   133,900      7,862
    Riverstone Holdings, Ltd.........................................    21,800     15,608
    Roxy-Pacific Holdings, Ltd.......................................    25,150      7,028
    SATS, Ltd........................................................    66,500    246,613

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SINGAPORE -- (Continued)
    SBS Transit, Ltd.................................................   6,200 $    18,450
    Sembcorp Industries, Ltd......................................... 370,500     622,029
    Sheng Siong Group, Ltd...........................................  98,700      84,838
    SIIC Environment Holdings, Ltd................................... 190,400      31,566
    Sinarmas Land, Ltd............................................... 175,900      29,052
    Sing Holdings, Ltd...............................................  67,700      19,144
    Singapore Airlines, Ltd.......................................... 120,000     829,412
    Singapore Exchange, Ltd..........................................  55,400     363,731
#   Singapore Post, Ltd.............................................. 342,600     241,553
#   Singapore Press Holdings, Ltd.................................... 272,600     443,628
    Singapore Telecommunications, Ltd................................ 217,800     527,414
    Singapore Telecommunications, Ltd................................  32,500      78,655
    Stamford Land Corp., Ltd......................................... 122,800      44,217
    StarHub, Ltd.....................................................  98,600      94,217
    Straits Trading Co., Ltd.........................................  19,800      30,113
    Sunningdale Tech, Ltd............................................  49,000      43,197
*   Swiber Holdings, Ltd.............................................  23,999         360
    Tuan Sing Holdings, Ltd.......................................... 105,694      25,991
    UMS Holdings, Ltd................................................  71,875      42,361
    United Engineers, Ltd............................................  84,500     164,653
    United Overseas Bank, Ltd........................................  50,870   1,001,500
    UOB-Kay Hian Holdings, Ltd.......................................  64,419      57,735
    UOL Group, Ltd...................................................  54,351     311,207
    Valuetronics Holdings, Ltd....................................... 117,650      58,239
    Venture Corp., Ltd...............................................  46,200     535,902
    Wee Hur Holdings, Ltd............................................  81,000      12,488
    Wing Tai Holdings, Ltd........................................... 114,900     171,359
    Yangzijiang Shipbuilding Holdings Ltd............................ 143,600     100,533
*   Yongnam Holdings, Ltd............................................  92,650      10,295
                                                                              -----------
TOTAL SINGAPORE......................................................          13,337,220
                                                                              -----------
SPAIN -- (2.3%)
    Acciona SA.......................................................   6,672     695,077
    Acerinox SA......................................................  44,968     421,591
    ACS Actividades de Construccion y Servicios SA...................  22,889     928,779
    Aena SME SA......................................................   4,633     850,443
    Alantra Partners SA..............................................   1,555      26,434
    Amadeus IT Group SA..............................................  17,114   1,266,064
*   Amper SA......................................................... 166,633      48,556
    Applus Services SA...............................................  42,510     513,708
    Atresmedia Corp. de Medios de Comunicacion SA....................  12,702      53,159
    Azkoyen SA.......................................................   1,900      14,537
    Banco Bilbao Vizcaya Argentaria SA............................... 138,400     728,929
    Banco de Sabadell SA............................................. 647,042     711,247
    Banco Santander SA............................................... 673,968   2,706,181
    Bankia SA........................................................ 155,268     296,224
    Bankinter SA..................................................... 113,933     789,088
    Bolsas y Mercados Espanoles SHMSF SA.............................  19,372     537,364
    CaixaBank SA..................................................... 237,758     681,795
    Cellnex Telecom S.A..............................................   8,793     379,132
    Cellnex Telecom SA...............................................  30,294   1,307,151
    CIE Automotive SA................................................   8,712     216,993
    Construcciones y Auxiliar de Ferrocarriles SA....................   1,770      79,485
    Ebro Foods SA....................................................   8,039     176,489
*   eDreams ODIGEO SA................................................   7,637      35,088
    Elecnor SA.......................................................   7,592      87,663
    Enagas SA........................................................  37,728     933,564
    Ence Energia y Celulosa SA.......................................  46,545     183,800
    Endesa SA........................................................  20,349     554,202

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SPAIN -- (Continued)
    Ercros SA........................................................  32,968 $    84,040
    Euskaltel SA.....................................................  29,850     277,985
    Faes Farma SA....................................................  90,017     517,288
    Ferrovial SA.....................................................   4,467     131,792
*   Fluidra SA.......................................................   5,799      72,367
    Fomento de Construcciones y Contratas SA.........................   5,203      62,958
*   Global Dominion Access SA........................................  32,538     136,597
    Grifols SA.......................................................   3,974     128,203
    Grupo Catalana Occidente SA......................................   2,287      80,123
*   Grupo Empresarial San Jose SA....................................   5,655      43,773
*   Grupo Ezentis SA.................................................   9,294       5,286
    Iberdrola S.A.................................................... 402,706   4,139,415
    Iberpapel Gestion SA.............................................     773      21,289
*   Indra Sistemas SA................................................  31,444     303,752
    Industria de Diseno Textil SA....................................  31,700     987,798
    Laboratorios Farmaceuticos Rovi SA...............................      13         317
    Liberbank SA..................................................... 583,259     186,853
    Mapfre SA........................................................ 213,266     595,224
*   Masmovil Ibercom SA..............................................   8,860     205,141
    Mediaset Espana Comunicacion SA..................................  58,553     358,278
    Melia Hotels International SA....................................  28,859     235,322
    Naturgy Energy Group SA..........................................  28,690     781,661
#*  Obrascon Huarte Lain SA..........................................  27,745      31,988
*   Promotora de Informaciones SA, Class A...........................  63,603      94,488
    Prosegur Cia de Seguridad SA.....................................  35,857     139,149
*   Quabit Inmobiliaria SA...........................................  21,153      18,517
*   Realia Business SA...............................................  45,114      44,514
    Red Electrica Corp. SA...........................................  35,355     710,548
    Repsol SA........................................................  36,991     609,594
    Sacyr S.A........................................................ 105,144     299,152
*   Solaria Energia y Medio Ambiente SA..............................   7,125      55,173
*   Talgo SA.........................................................  16,386     102,420
#   Telefonica SA, Sponsored ADR.....................................   2,163      16,590
    Telefonica SA.................................................... 154,966   1,190,027
    Tubacex SA.......................................................  25,843      76,698
    Unicaja Banco SA.................................................  77,009      69,738
    Vidrala SA.......................................................   4,870     423,361
    Viscofan SA......................................................   4,444     241,012
    Vocento SA.......................................................   7,738      10,486
    Zardoya Otis SA..................................................  25,889     196,289
                                                                              -----------
TOTAL SPAIN..........................................................          28,907,949
                                                                              -----------
SWEDEN -- (2.7%)
    AAK AB...........................................................  21,762     386,037
*   AcadeMedia AB....................................................   9,268      46,928
*   Adapteo Oyj......................................................   9,188     100,590
    AddLife AB, Class B..............................................   2,786      62,421
    AddNode Group AB.................................................   5,324      95,002
    AddTech AB, Class B..............................................   9,863     274,471
    AF POYRY AB......................................................  15,609     332,285
    Alfa Laval AB....................................................  13,507     312,623
    Alimak Group AB..................................................   8,324     109,758
    Arjo AB, Class B.................................................  44,131     182,011
#   Atlas Copco AB, Class A..........................................  25,253     891,343
    Atlas Copco AB, Class B..........................................  14,445     448,204
    Atrium Ljungberg AB, Class B.....................................   5,609     111,691
    Attendo AB.......................................................  14,824      75,693
#   Avanza Bank Holding AB...........................................  20,530     175,155
    Axfood AB........................................................   7,378     158,913

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SWEDEN -- (Continued)
    BE Group AB......................................................  2,614 $   10,180
    Beijer Alma AB...................................................  8,702    111,908
    Beijer Electronics Group AB......................................  2,445     12,705
    Beijer Ref AB....................................................  8,919    240,788
    Bergman & Beving AB..............................................  6,396     55,958
    Besqab AB........................................................  1,035     15,463
    Bilia AB, Class A................................................ 33,505    336,234
#   BillerudKorsnas AB............................................... 50,615    608,750
    BioGaia AB, Class B..............................................  3,627    138,195
    Biotage AB.......................................................  9,092     93,922
    Bjorn Borg AB....................................................  2,898      6,554
#   Boliden AB....................................................... 42,600  1,148,814
    Bonava AB, Class B............................................... 21,002    202,556
    Bravida Holding AB............................................... 34,487    317,784
    Bufab AB.........................................................  8,811     96,101
#   Bulten AB........................................................  2,966     18,208
    Bure Equity AB................................................... 17,729    274,035
#*  Byggmax Group AB................................................. 18,910     53,075
    Castellum AB.....................................................  7,157    146,258
    Catena AB........................................................  3,861    141,427
*   Cavotec SA.......................................................  8,277     12,102
    Clas Ohlson AB, Class B..........................................  3,841     36,958
    Cloetta AB, Class B.............................................. 60,701    206,112
*   Collector AB.....................................................  2,194     10,682
    Concentric AB....................................................  9,782    130,785
    Coor Service Management Holding AB...............................  4,123     35,242
    Dios Fastigheter AB.............................................. 16,550    137,874
#   Dometic Group AB................................................. 55,710    517,224
*   Doro AB..........................................................  5,800     25,235
    Duni AB..........................................................  5,891     79,012
    Dustin Group AB.................................................. 12,279     97,894
    Eastnine AB......................................................  4,136     50,651
    Elanders AB, Class B.............................................  1,369     11,787
    Electrolux AB.................................................... 30,114    791,737
    Elekta AB, Class B............................................... 21,330    297,144
*   Eltel AB......................................................... 14,557     31,449
*   Enea AB..........................................................  3,517     59,401
    Epiroc AB, Class A............................................... 20,192    227,508
    Epiroc AB, Class B............................................... 11,238    122,398
    Essity AB, Class A...............................................  1,061     33,225
    Essity AB, Class B............................................... 33,701  1,052,843
    Fabege AB........................................................  6,681     99,777
    Fagerhult AB.....................................................  8,859     52,563
*   Fastighets AB Balder, Class B....................................  7,208    279,558
    FastPartner AB...................................................  5,997     50,836
    Fenix Outdoor International AG...................................    573     53,560
#*  Fingerprint Cards AB, Class B.................................... 19,879     36,980
    Getinge AB, Class B.............................................. 33,705    576,239
    Granges AB....................................................... 25,022    243,572
    Gunnebo AB....................................................... 15,756     39,499
    Haldex AB........................................................  9,561     48,137
*   Hembla AB........................................................  4,875    108,721
    Hemfosa Fastigheter AB........................................... 25,441    262,170
#   Hennes & Mauritz AB, Class B..................................... 29,903    626,752
    Hexagon AB, Class B..............................................  6,501    332,838
    Hexpol AB........................................................ 30,226    269,682
    HIQ International AB.............................................    588      2,914
    HMS Networks AB..................................................    752      9,666
*   Hoist Finance AB................................................. 12,304     67,525

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SWEDEN -- (Continued)
    Holmen AB, Class B............................................... 16,047 $  473,558
    Hufvudstaden AB, Class A.........................................  8,902    148,967
    Humana AB........................................................  8,389     50,373
    Husqvarna AB, Class A............................................  3,743     28,484
    Husqvarna AB, Class B............................................ 46,362    355,175
    ICA Gruppen AB...................................................  3,974    175,856
    Indutrade AB..................................................... 10,578    326,149
*   International Petroleum Corp..................................... 14,208     48,219
#   Intrum AB........................................................ 14,527    391,634
    Inwido AB........................................................ 16,779    111,804
#*  ITAB Shop Concept AB, Class B....................................  2,085      3,965
    JM AB............................................................ 17,307    443,348
    Klovern AB, Class B.............................................. 92,370    161,344
    KNOW IT AB.......................................................  5,488    108,028
    Kungsleden AB.................................................... 16,633    151,149
    Lagercrantz Group AB, Class B.................................... 15,291    196,737
    Lifco AB, Class B................................................  2,502    124,793
    Lindab International AB.......................................... 19,129    213,965
    Loomis AB, Class B............................................... 24,059    931,551
    Lundin Petroleum AB..............................................  7,146    236,662
*   Medivir AB, Class B..............................................  2,235      5,400
#*  Mekonomen AB.....................................................  5,182     44,141
#   Millicom International Cellular SA...............................  8,549    389,733
*   Modern Times Group MTG AB, Class B...............................  3,408     31,605
    Momentum Group AB, Class B.......................................  4,954     53,260
#   Mycronic AB......................................................  9,725    161,874
    Nederman Holding AB..............................................  5,462     67,411
#*  Net Insight AB, Class B.......................................... 19,401      3,545
    New Wave Group AB, Class B....................................... 14,821     86,232
    Nibe Industrier AB, Class B...................................... 12,755    174,647
    Nobia AB......................................................... 31,165    198,988
    Nobina AB........................................................ 39,899    252,740
    Nolato AB, Class B...............................................  3,468    194,311
    NP3 Fastigheter AB...............................................  6,024     62,189
*   Nyfosa AB........................................................ 31,889    213,106
    OEM International AB, Class B....................................  1,603     33,886
    Opus Group AB.................................................... 66,452     35,955
    Pandox AB........................................................ 10,591    211,940
    Peab AB.......................................................... 57,999    489,074
    Platzer Fastigheter Holding AB, Class B..........................  8,730     87,426
    Pricer AB, Class B............................................... 31,342     46,853
    Proact IT Group AB...............................................  3,942     62,323
*   Qliro Group AB................................................... 33,776     30,147
    Ratos AB, Class B................................................ 62,494    161,283
*   RaySearch Laboratories AB........................................  3,756     60,293
#   Recipharm AB, Class B............................................ 11,888    169,295
    Resurs Holding AB................................................ 20,316    119,644
    Rottneros AB..................................................... 22,228     24,910
    Sagax AB, Class B................................................ 10,830    124,743
    Sandvik AB....................................................... 92,603  1,636,047
*   SAS AB........................................................... 88,072    137,706
    Scandi Standard AB............................................... 16,388    120,611
    Scandic Hotels Group AB.......................................... 22,472    216,225
    Sectra AB, Class B...............................................  4,544    151,302
    Securitas AB, Class B............................................ 16,440    263,239
    Semcon AB........................................................  4,640     28,636
    Sintercast AB....................................................    448      5,984
    Skandinaviska Enskilda Banken AB, Class A........................ 78,203    750,071
#   Skandinaviska Enskilda Banken AB, Class C........................  1,001      9,679

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    Skanska AB, Class B..............................................  19,483 $   415,121
    SKF AB, Class B..................................................  21,336     386,313
#   SkiStar AB.......................................................   7,834      94,012
    SSAB AB, Class A.................................................   2,180       6,226
    SSAB AB, Class A.................................................  32,367      90,594
    SSAB AB, Class B, Share, Class B.................................  12,326      31,027
    SSAB AB, Class B.................................................  59,467     149,809
    Svenska Cellulosa AB SCA, Class A................................   2,239      23,674
    Svenska Cellulosa AB SCA, Class B................................  40,790     416,226
#   Svenska Handelsbanken AB, Class A................................  63,316     635,427
#   Svenska Handelsbanken AB, Class B................................   1,480      14,873
    Sweco AB, Class B................................................  13,082     460,286
    Swedbank AB, Class A.............................................  46,150     646,713
*   Swedish Orphan Biovitrum AB......................................   6,693     106,140
    Systemair AB.....................................................   3,753      54,000
    Tele2 AB, Class B................................................  22,137     316,900
    Telefonaktiebolaget LM Ericsson, Class B.........................  22,697     198,344
    Telia Co. AB..................................................... 183,700     808,079
    Thule Group AB...................................................  17,181     349,873
    Trelleborg AB, Class B...........................................  24,259     392,284
    Troax Group AB...................................................   5,952      66,361
    Volvo AB, Class A................................................   6,185      92,689
    Volvo AB, Class B................................................  49,125     736,176
    Wallenstam AB, Class B...........................................   9,785     107,169
    Wihlborgs Fastigheter AB.........................................  21,978     332,533
                                                                              -----------
TOTAL SWEDEN.........................................................          33,449,356
                                                                              -----------
SWITZERLAND -- (4.6%)
    ABB, Ltd.........................................................  60,836   1,277,555
    Adecco Group AG..................................................  32,662   1,941,630
*   Alcon, Inc.......................................................  12,540     743,246
*   Alcon, Inc.......................................................  16,120     953,307
    Allreal Holding AG...............................................   4,746     924,754
    ALSO Holding AG..................................................   1,645     244,881
*   ams AG...........................................................   2,344     105,322
    APG SGA SA.......................................................     313      92,433
    Arbonia AG.......................................................  12,911     162,134
*   Aryzta AG........................................................ 163,610     129,240
    Ascom Holding AG.................................................   7,876      78,098
#   Autoneum Holding AG..............................................     854      95,803
    Baloise Holding AG...............................................   8,754   1,619,082
    Banque Cantonale de Geneve.......................................     316      63,286
    Banque Cantonale Vaudoise........................................     529     414,801
    Belimo Holding AG................................................      87     545,709
    Bell Food Group AG...............................................     632     173,615
    Bellevue Group AG................................................   2,601      59,280
    Berner Kantonalbank AG...........................................   1,225     270,122
    BFW Liegenschaften AG............................................     225       9,963
    BKW AG...........................................................   2,088     154,113
#   Bobst Group SA...................................................   2,128     111,771
    Bossard Holding AG, Class A......................................   2,664     423,080
    Bucher Industries AG.............................................   2,165     670,115
    Burckhardt Compression Holding AG................................     338      80,549
    Burkhalter Holding AG............................................     843      66,728
    Calida Holding AG................................................   1,402      46,187
    Carlo Gavazzi Holding AG.........................................     117      31,435
    Cembra Money Bank AG.............................................   6,562     695,870
    Cham Group AG....................................................      40      17,378
    Cicor Technologies, Ltd..........................................     650      30,577

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SWITZERLAND -- (Continued)
    Cie Financiere Richemont SA...................................... 16,306 $1,281,344
    Cie Financiere Tradition SA......................................    544     56,796
    Clariant AG...................................................... 27,313    560,259
    Coltene Holding AG...............................................    940     76,962
    Conzzeta AG......................................................    281    244,986
    Credit Suisse Group AG........................................... 71,491    884,906
    Credit Suisse Group AG, Sponsored ADR............................ 16,580    205,261
    Daetwyler Holding AG.............................................  1,231    212,151
    DKSH Holding AG..................................................  6,405    304,564
#   dormakaba Holding AG.............................................    602    385,624
#   EFG International AG............................................. 26,058    164,664
    Emmi AG..........................................................    490    414,982
    EMS-Chemie Holding AG............................................    737    461,729
    Energiedienst Holding AG.........................................    346     11,048
#*  Evolva Holding SA................................................ 22,215      3,627
#   Feintool International Holding AG................................    721     43,354
    Flughafen Zurich AG..............................................  4,044    728,697
    Forbo Holding AG.................................................    368    586,404
*   GAM Holding AG................................................... 40,315    134,580
    Geberit AG.......................................................  2,995  1,521,729
    Georg Fischer AG.................................................  1,075  1,026,680
    Givaudan SA......................................................    685  2,012,485
    Gurit Holding AG.................................................    111    158,545
    Helvetia Holding AG..............................................  9,744  1,368,713
    Hiag Immobilien Holding AG.......................................    870     93,112
#*  HOCHDORF Holding AG..............................................    269     22,448
    Huber & Suhner AG................................................  3,713    247,370
    Hypothekarbank Lenzburg AG.......................................      6     27,251
    Implenia AG......................................................  3,739    142,494
    Inficon Holding AG...............................................    453    324,987
    Interroll Holding AG.............................................    152    314,509
    Intershop Holding AG.............................................    192    105,607
    Investis Holding SA..............................................    172     13,413
    Julius Baer Group, Ltd........................................... 25,554  1,131,623
    Jungfraubahn Holding AG..........................................    613     95,640
    Kardex AG........................................................  3,375    490,452
#   Komax Holding AG.................................................    807    171,728
#   Kudelski SA......................................................  5,386     31,307
    Kuehne + Nagel International AG..................................  4,290    693,080
    LafargeHolcim, Ltd............................................... 16,429    848,040
*   Lastminute.com NV................................................  1,394     57,810
    LEM Holding SA...................................................     68     80,450
    Liechtensteinische Landesbank AG.................................  3,082    203,510
    Logitech International SA........................................  5,413    222,188
#   Logitech International SA........................................  9,093    370,540
    Luzerner Kantonalbank AG.........................................    728    304,311
*   MCH Group AG.....................................................    114      3,178
*   Meier Tobler Group AG............................................    721     10,162
    Metall Zug AG....................................................     47     94,347
    Mikron Holding AG................................................  1,918     13,185
    Mobilezone Holding AG............................................  7,762     84,385
    Mobimo Holding AG................................................  1,797    506,783
*   Newron Pharmaceuticals SpA.......................................    976      6,638
    OC Oerlikon Corp. AG............................................. 44,474    456,399
#   Orell Fuessli Holding AG.........................................     12      1,175
    Orior AG.........................................................  1,160    101,975
    Partners Group Holding AG........................................  1,398  1,092,483
    Phoenix Mecano AG................................................    139     61,882
#   Plazza AG, Class A...............................................    201     52,787

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
    PSP Swiss Property AG............................................   7,711 $ 1,020,666
    Rieter Holding AG................................................     320      43,620
    Romande Energie Holding SA.......................................      24      28,698
    Schaffner Holding AG.............................................     178      38,031
    Schindler Holding AG.............................................   1,121     265,468
#*  Schmolz + Bickenbach AG.......................................... 119,472      31,652
    Schweiter Technologies AG........................................     283     290,860
    SFS Group AG.....................................................   4,476     396,523
    SGS SA...........................................................     427   1,113,660
#   Sika AG..........................................................  10,331   1,775,966
#   Sonova Holding AG................................................   2,499     573,466
    St Galler Kantonalbank AG........................................     549     240,341
    Straumann Holding AG.............................................     771     688,874
    Sulzer AG........................................................   4,076     412,215
    Sunrise Communications Group AG..................................  12,635     983,071
    Swatch Group AG (The)............................................   2,040     565,647
    Swatch Group AG (The)............................................   3,749     201,270
    Swiss Life Holding AG............................................   3,291   1,648,188
    Swiss Prime Site AG..............................................  10,229   1,054,322
    Swiss Re AG......................................................  10,358   1,086,437
    Swisscom AG......................................................   4,413   2,257,225
    Swissquote Group Holding SA......................................   2,546     111,071
    Tamedia AG.......................................................     707      66,374
    Temenos AG.......................................................   8,199   1,173,038
    Thurgauer Kantonalbank...........................................     103      11,068
    u-blox Holding AG................................................   1,941     157,333
#*  UBS Group AG..................................................... 139,389   1,640,609
    Valiant Holding AG...............................................   3,154     320,352
    Valora Holding AG................................................     987     282,674
    VAT Group AG.....................................................   8,623   1,267,853
    Vaudoise Assurances Holding SA...................................     240     132,929
    Vetropack Holding AG.............................................      64     173,753
    Vifor Pharma AG..................................................   2,975     468,501
*   Von Roll Holding AG..............................................   5,887       5,391
    Vontobel Holding AG..............................................   7,247     422,526
    VP Bank AG.......................................................     866     135,101
    VZ Holding AG....................................................     408     113,981
#   Walliser Kantonalbank............................................      10       1,146
    Warteck Invest AG................................................      17      35,152
    Ypsomed Holding AG...............................................     385      57,119
    Zehnder Group AG.................................................   2,871     125,500
    Zug Estates Holding AG, Class B..................................      33      67,263
    Zuger Kantonalbank AG............................................      16      97,630
    Zurich Insurance Group AG........................................   7,851   3,075,237
                                                                              -----------
TOTAL SWITZERLAND....................................................          58,217,204
                                                                              -----------
UNITED KINGDOM -- (14.0%)
    3i Group P.L.C...................................................  94,988   1,388,048
    4imprint Group P.L.C.............................................   3,249     125,026
    A.G. Barr P.L.C..................................................  23,947     172,185
    AA P.L.C.........................................................  92,061      52,495
    Admiral Group P.L.C..............................................  17,663     462,272
#   Afren P.L.C......................................................  38,660           0
    Aggreko P.L.C....................................................  82,578     846,597
    Air Partner P.L.C................................................   9,325      11,150
    Anglo American P.L.C............................................. 166,808   4,293,153
    Anglo Pacific Group P.L.C........................................  37,140      91,967
    Anglo-Eastern Plantations P.L.C..................................   3,681      21,949
    Antofagasta P.L.C................................................  35,962     405,029

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Arrow Global Group P.L.C.........................................    41,043 $  126,323
    Ashmore Group P.L.C..............................................    56,347    339,866
    Ashtead Group P.L.C..............................................    49,049  1,493,337
    Associated British Foods P.L.C...................................     3,780    109,109
    Auto Trader Group P.L.C..........................................   164,268  1,196,904
    AVEVA Group P.L.C................................................     5,030    272,549
    Aviva P.L.C......................................................   246,586  1,329,110
    Avon Rubber P.L.C................................................     5,568    128,027
    B&M European Value Retail SA.....................................   144,685    694,110
    Balfour Beatty P.L.C.............................................    28,243     82,301
    Bank of Georgia Group P.L.C......................................     7,070    119,329
    Barclays P.L.C., Sponsored ADR...................................    85,616    738,866
    Barclays P.L.C...................................................   152,565    330,924
    Barratt Developments P.L.C.......................................   171,228  1,400,269
    BBA Aviation P.L.C...............................................   139,395    548,400
    BCA Marketplace P.L.C............................................    25,359     77,531
    Beazley P.L.C....................................................    23,541    178,919
    Bellway P.L.C....................................................    40,333  1,650,806
    Berkeley Group Holdings P.L.C....................................    34,747  1,980,559
    BHP Group P.L.C., ADR............................................    48,655  2,063,945
    BHP Group P.L.C..................................................    12,358    262,120
    Biffa P.L.C......................................................    11,067     36,502
    Bloomsbury Publishing P.L.C......................................     9,816     31,744
    Bodycote P.L.C...................................................    53,188    493,155
*   Boohoo Group P.L.C...............................................   100,272    342,768
    Bovis Homes Group P.L.C..........................................    38,708    586,511
    BP P.L.C., Sponsored ADR.........................................   230,260  8,729,152
    BP P.L.C.........................................................   511,686  3,244,786
    Braemar Shipping Services P.L.C..................................     6,415     16,591
    Brewin Dolphin Holdings P.L.C....................................    48,153    207,582
    Britvic P.L.C....................................................    49,636    634,338
    BT Group P.L.C................................................... 1,055,752  2,801,814
    Bunzl P.L.C......................................................    19,825    515,742
    Burberry Group P.L.C.............................................    31,082    824,200
    Burford Capital, Ltd.............................................     5,468     62,254
*   Cairn Energy P.L.C...............................................   186,441    430,780
*   Capita P.L.C.....................................................    77,891    157,560
    Capital & Counties Properties P.L.C..............................    94,605    312,683
*   Carclo P.L.C.....................................................     7,329      1,016
    Card Factory P.L.C...............................................   111,232    244,064
    CareTech Holdings P.L.C..........................................    11,897     61,202
    Carnival P.L.C., ADR.............................................     4,479    182,116
*   Carpetright P.L.C................................................     1,047         63
    Centamin P.L.C...................................................   286,277    433,038
    Centrica P.L.C...................................................   490,060    461,179
    Charles Taylor P.L.C.............................................     3,600     14,910
    Chesnara P.L.C...................................................    19,037     64,009
    Cineworld Group P.L.C............................................   152,705    440,030
*   Circassia Pharmaceuticals P.L.C..................................    29,532      6,494
    City of London Investment Group P.L.C............................     7,175     39,579
    Clarkson P.L.C...................................................     4,236    155,165
    Clipper Logistics P.L.C..........................................    10,168     28,986
    Close Brothers Group P.L.C.......................................    31,400    563,041
    CLS Holdings P.L.C...............................................    26,474     86,829
    CMC Markets P.L.C................................................    13,684     23,044
    Cobham P.L.C.....................................................   261,211    534,303
    Coca-Cola HBC AG.................................................    13,883    422,719
    Compass Group P.L.C..............................................    54,524  1,451,646
    Computacenter P.L.C..............................................    24,302    430,065

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
*   Connect Group P.L.C..............................................  18,166 $    7,181
    Consort Medical P.L.C............................................   6,852     64,758
    ConvaTec Group P.L.C............................................. 179,946    459,712
    Costain Group P.L.C..............................................  29,107     62,820
    Countryside Properties P.L.C.....................................  70,684    323,516
*   Countrywide P.L.C................................................  41,736      2,381
    Cranswick P.L.C..................................................   8,972    360,685
    Crest Nicholson Holdings P.L.C...................................  78,420    395,157
    Croda International P.L.C........................................  10,918    681,179
    Daejan Holdings P.L.C............................................   1,142     71,907
    Daily Mail & General Trust P.L.C., Class A.......................  13,658    155,524
    DCC P.L.C........................................................   4,000    375,118
    De La Rue P.L.C..................................................  21,557     43,918
    Debenhams P.L.C.................................................. 140,138          0
    Devro P.L.C......................................................  60,589    125,853
    DFS Furniture P.L.C..............................................  24,652     74,666
    Dignity P.L.C....................................................   9,279     66,404
    Diploma P.L.C....................................................  23,659    489,785
    Direct Line Insurance Group P.L.C................................ 271,766    958,179
    DiscoverIE Group P.L.C...........................................   5,122     29,984
    Dixons Carphone P.L.C............................................ 205,831    350,029
    Domino's Pizza Group P.L.C.......................................  83,305    308,699
    Drax Group P.L.C.................................................  71,384    274,429
    DS Smith P.L.C................................................... 180,199    835,442
    Dunelm Group P.L.C...............................................  21,181    216,898
    easyJet P.L.C....................................................  37,457    600,885
    Electrocomponents P.L.C.......................................... 133,391  1,176,924
    Elementis P.L.C..................................................  65,114    125,305
    EMIS Group P.L.C.................................................   4,396     61,270
*   EnQuest P.L.C.................................................... 385,681     88,913
    Entertainment One, Ltd........................................... 159,216  1,149,856
    Equiniti Group P.L.C.............................................  33,132     92,560
    Euromoney Institutional Investor P.L.C...........................  15,368    280,902
    Evraz P.L.C......................................................  44,279    211,297
    Experian P.L.C...................................................  66,671  2,101,557
    FDM Group Holdings P.L.C.........................................   4,204     39,290
    Ferguson P.L.C...................................................  13,617  1,162,803
    Ferrexpo P.L.C................................................... 122,170    200,193
    Fevertree Drinks P.L.C...........................................   5,193    125,131
    Findel P.L.C.....................................................  18,658     46,615
*   Firstgroup P.L.C................................................. 399,229    667,776
    Forterra P.L.C...................................................  60,604    209,700
*   Foxtons Group P.L.C..............................................  38,161     32,345
    Fresnillo P.L.C..................................................  11,425    105,553
    G4S P.L.C........................................................ 472,272  1,266,605
    Galliford Try P.L.C..............................................  31,809    301,908
    Games Workshop Group P.L.C.......................................   6,452    373,596
*   Gem Diamonds, Ltd................................................  29,324     23,743
    Genel Energy P.L.C...............................................  24,692     61,069
    Glencore P.L.C................................................... 657,917  1,985,842
    Go-Ahead Group P.L.C. (The)......................................  18,670    494,161
    GoCo Group P.L.C.................................................  52,665     66,070
    Grafton Group P.L.C..............................................  24,757    250,695
    Grainger P.L.C...................................................  90,933    302,383
    Greencore Group P.L.C............................................  90,910    273,322
    Greggs P.L.C.....................................................  45,157  1,038,665
    Gulf Keystone Petroleum, Ltd.....................................  61,826    164,483
*   Gulf Marine Services P.L.C.......................................  22,626      2,423
    Gym Group P.L.C. (The)...........................................  12,823     43,412

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
    H&T Group P.L.C..................................................   3,000 $   14,709
    Halfords Group P.L.C.............................................  61,248    125,710
    Halma P.L.C......................................................  61,089  1,482,351
    Hargreaves Lansdown P.L.C........................................  22,581    518,534
    Hastings Group Holdings P.L.C....................................  42,151     99,273
    Hays P.L.C....................................................... 433,514    882,230
    Headlam Group P.L.C..............................................  12,033     75,101
    Helical P.L.C....................................................  26,496    134,352
    Henry Boot P.L.C.................................................   3,282     10,659
    Highland Gold Mining, Ltd........................................  36,420     96,301
    Hill & Smith Holdings P.L.C......................................  20,123    341,300
    Hilton Food Group P.L.C..........................................   7,381     97,457
    Hiscox, Ltd......................................................  16,764    323,724
    Hochschild Mining P.L.C..........................................  81,816    212,722
    Hollywood Bowl Group P.L.C.......................................  17,863     55,074
    HomeServe P.L.C..................................................  81,529  1,224,606
*   Horizon Discovery Group P.L.C....................................   7,750     16,482
    Hostelworld Group P.L.C..........................................   2,529      3,826
    Howden Joinery Group P.L.C....................................... 191,376  1,432,312
#   HSBC Holdings P.L.C., Sponsored ADR.............................. 151,275  5,716,682
    Hunting P.L.C....................................................  33,325    170,300
    Huntsworth P.L.C.................................................  26,579     30,932
    Hyve Group P.L.C................................................. 124,953    126,169
    Ibstock P.L.C....................................................  71,243    222,622
    IG Group Holdings P.L.C..........................................  73,746    606,739
    IMI P.L.C........................................................  92,056  1,197,114
    Inchcape P.L.C................................................... 133,755  1,118,265
*   Indivior P.L.C................................................... 294,858    149,369
    Informa P.L.C....................................................  46,785    470,250
    Inmarsat P.L.C...................................................  89,937    641,604
    InterContinental Hotels Group P.L.C., ADR........................   6,252    378,798
    InterContinental Hotels Group P.L.C..............................   4,909    297,065
    Intermediate Capital Group P.L.C.................................  26,340    506,938
    International Consolidated Airlines Group SA.....................  96,938    667,283
    International Personal Finance P.L.C.............................  63,650    109,583
    Intertek Group P.L.C.............................................  12,670    878,485
    Investec P.L.C...................................................  88,201    500,052
*   IP Group P.L.C...................................................  80,263     58,273
    ITV P.L.C........................................................ 271,623    471,202
    IWG P.L.C........................................................ 224,713  1,119,354
    J Sainsbury P.L.C................................................ 211,632    557,708
    James Fisher & Sons P.L.C........................................  11,386    286,288
    JD Sports Fashion P.L.C.......................................... 169,439  1,685,497
    John Laing Group P.L.C...........................................  24,125    114,238
    John Menzies P.L.C...............................................  25,276    133,189
    John Wood Group P.L.C............................................ 152,980    671,676
    Johnson Matthey P.L.C............................................  10,046    399,092
    Jupiter Fund Management P.L.C....................................  88,403    392,493
*   Just Eat P.L.C...................................................  11,579    110,257
*   Just Group P.L.C................................................. 281,946    222,366
    Kainos Group P.L.C...............................................   5,129     33,836
    KAZ Minerals P.L.C...............................................  64,883    396,522
    Keller Group P.L.C...............................................  17,172    115,376
#   Kier Group P.L.C.................................................  14,264     20,980
    Kin & Carta P.L.C................................................   6,584      8,112
    Kingfisher P.L.C................................................. 250,266    671,365
*   Lamprell P.L.C...................................................  41,997     24,042
    Lancashire Holdings, Ltd.........................................  35,949    331,961
    Legal & General Group P.L.C...................................... 512,955  1,753,454

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
#*  Liberty Global P.L.C., Class A...................................     3,806 $   95,720
*   Liberty Global P.L.C., Class C...................................     9,330    222,707
    Liontrust Asset Management P.L.C.................................     2,975     31,444
    Lloyds Banking Group P.L.C....................................... 3,680,410  2,707,332
    Lloyds Banking Group P.L.C., ADR.................................   153,413    444,898
    London Stock Exchange Group P.L.C................................    18,855  1,699,215
    Lookers P.L.C....................................................    75,313     48,427
    Low & Bonar P.L.C................................................    85,446     15,770
    LSL Property Services P.L.C......................................     8,985     27,930
*   M&G P.L.C........................................................     1,387      3,841
    Man Group P.L.C..................................................   376,306    700,371
    Marks & Spencer Group P.L.C......................................   420,647    990,955
    Marshalls P.L.C..................................................    69,132    635,700
    McBride P.L.C....................................................    51,771     47,683
    McCarthy & Stone P.L.C...........................................    70,108    132,788
    Mears Group P.L.C................................................    24,782     81,715
    Meggitt P.L.C....................................................    92,288    746,733
    Melrose Industries P.L.C.........................................   324,115    895,751
    Merlin Entertainments P.L.C......................................   113,936    671,249
#   Micro Focus International P.L.C., Sponsored ADR..................    27,103    371,853
    Micro Focus International P.L.C..................................    16,455    225,843
    Midwich Group P.L.C..............................................     5,324     34,845
    Mitie Group P.L.C................................................    70,762    144,938
    MJ Gleeson P.L.C.................................................     3,892     40,379
    Mondi P.L.C......................................................    29,843    618,762
    Moneysupermarket.com Group P.L.C.................................   108,245    481,653
    Morgan Advanced Materials P.L.C..................................   106,612    325,338
    Morgan Sindall Group P.L.C.......................................    10,265    170,348
    Morses Club P.L.C................................................     4,863      8,190
    Mortgage Advice Bureau Holdings, Ltd.............................     1,598     12,201
    Motorpoint group P.L.C...........................................     7,562     24,042
    MP Evans Group P.L.C.............................................     1,424     12,247
    N Brown Group P.L.C..............................................    24,716     39,966
    NAHL Group P.L.C.................................................     7,421     11,321
    National Express Group P.L.C.....................................   140,758    814,393
    National Grid P.L.C..............................................     6,406     74,902
    National Grid P.L.C., Sponsored ADR..............................    10,926    637,741
    Next P.L.C.......................................................     9,979    851,073
    Non-Standard Finance P.L.C.......................................    28,954     13,441
    Norcros P.L.C....................................................     7,961     24,305
    Northgate P.L.C..................................................    40,459    180,589
*   Ocado Group P.L.C................................................    16,623    286,519
    On the Beach Group P.L.C.........................................    23,702    137,846
    OneSavings Bank P.L.C............................................    60,451    281,989
    Oxford Instruments P.L.C.........................................    16,863    283,470
    Pagegroup P.L.C..................................................   121,868    702,172
*   Pan African Resources P.L.C......................................    79,559     12,478
    Paragon Banking Group P.L.C......................................    66,887    436,014
    PayPoint P.L.C...................................................    11,734    139,099
    Pearson P.L.C....................................................    24,441    215,853
#   Pearson P.L.C., Sponsored ADR....................................     6,800     59,840
    Pendragon P.L.C..................................................   410,508     76,665
    Pennon Group P.L.C...............................................    72,742    845,744
    Persimmon P.L.C..................................................    32,656    963,230
*   Petra Diamonds, Ltd..............................................   178,681     19,696
    Petrofac, Ltd....................................................    37,629    187,801
*   Petropavlovsk P.L.C..............................................   595,412     77,630
    Pets at Home Group P.L.C.........................................   139,344    371,132
    Pharos Energy P.L.C..............................................    69,861     52,840

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
UNITED KINGDOM -- (Continued)
    Phoenix Group Holdings P.L.C..................................... 110,361 $1,008,052
    Photo-Me International P.L.C.....................................  91,911    109,232
    Polar Capital Holdings P.L.C.....................................   1,435      9,360
    Polypipe Group P.L.C.............................................  50,707    297,381
    Porvair P.L.C....................................................   3,597     27,878
    Premier Asset Management Group P.L.C.............................   1,993      4,648
*   Premier Foods P.L.C.............................................. 201,780     84,505
*   Premier Oil P.L.C................................................ 266,330    286,177
    Provident Financial P.L.C........................................  34,288    195,785
#   Prudential P.L.C., ADR...........................................  20,993    842,659
    Prudential P.L.C.................................................   1,387     24,227
    PZ Cussons P.L.C.................................................  40,997    107,003
    Quilter P.L.C.................................................... 279,465    495,856
    Rathbone Brothers P.L.C..........................................   6,232    167,700
*   Raven Property Group, Ltd........................................  43,160     22,738
    Reach P.L.C......................................................  80,674    103,005
    Redrow P.L.C.....................................................  60,082    468,387
#   RELX P.L.C., Sponsored ADR.......................................  40,597    982,033
    RELX P.L.C.......................................................  22,194    534,053
    Renewi P.L.C.....................................................  74,274     28,456
    Renishaw P.L.C...................................................   8,932    439,076
*   Renold P.L.C.....................................................   9,728      2,900
    Rentokil Initial P.L.C........................................... 294,780  1,734,837
    Rhi Magnesita NV.................................................   3,146    142,038
    Rhi Magnesita NV.................................................   3,276    147,645
    Ricardo P.L.C....................................................   7,238     59,815
    Rightmove P.L.C.................................................. 147,870  1,147,794
    Rio Tinto P.L.C..................................................  24,424  1,271,558
#   Rio Tinto P.L.C., Sponsored ADR..................................  67,897  3,531,323
    Robert Walters P.L.C.............................................  10,939     75,114
*   Rockhopper Exploration P.L.C.....................................  43,188      9,809
    Rolls-Royce Holdings P.L.C....................................... 124,927  1,149,547
    Rotork P.L.C..................................................... 125,868    491,536
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............  65,240    362,082
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................  46,737  2,709,344
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................  70,640  4,117,606
    Royal Dutch Shell P.L.C., Class B................................   6,426    185,072
    Royal Dutch Shell P.L.C. , Class A (B03MLX2).....................  73,004  2,116,255
    Royal Mail P.L.C................................................. 120,943    330,954
    RPS Group P.L.C..................................................  41,122     75,051
    RSA Insurance Group P.L.C........................................  96,225    650,991
    S&U P.L.C........................................................     377     10,338
    Saga P.L.C....................................................... 204,926    124,603
    Sage Group P.L.C. (The)..........................................   7,353     68,531
*   San Leon Energy P.L.C............................................  19,595      7,225
    Savills P.L.C....................................................  38,477    457,104
    Schroders P.L.C..................................................   6,071    243,383
    Schroders P.L.C..................................................   3,874    116,295
    SDL P.L.C........................................................   2,946     20,162
    Senior P.L.C.....................................................  97,428    233,147
    Severfield P.L.C.................................................  44,779     44,772
    Severn Trent P.L.C...............................................  23,750    694,383
    SIG P.L.C........................................................  91,068    132,769
    Smith & Nephew P.L.C., Sponsored ADR.............................   1,231     53,204
    Smith & Nephew P.L.C.............................................  31,617    678,703
    Smiths Group P.L.C...............................................  18,272    381,951
    Softcat P.L.C....................................................  23,174    282,431
    Spectris P.L.C...................................................  15,328    475,193
    Speedy Hire P.L.C................................................  79,422     55,442

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
UNITED KINGDOM -- (Continued)
    Spirax-Sarco Engineering P.L.C...................................     7,791 $    799,542
    Spirent Communications P.L.C.....................................   104,099      267,935
*   Sports Direct International P.L.C................................    44,943      179,836
    SSE P.L.C........................................................    37,660      626,513
    SSP Group P.L.C..................................................    88,000      725,656
    St James's Place P.L.C...........................................    39,678      535,179
    St. Modwen Properties P.L.C......................................    51,974      303,378
    Stagecoach Group P.L.C...........................................   178,513      317,123
    Standard Chartered P.L.C.........................................   205,094    1,861,009
    Standard Life Aberdeen P.L.C.....................................   135,278      531,867
    SThree P.L.C.....................................................    31,635      116,794
    Stobart Group, Ltd...............................................    27,165       41,959
    STV Group P.L.C..................................................       100          511
    Superdry P.L.C...................................................     9,884       52,484
    Synthomer P.L.C..................................................    30,517      110,177
    TalkTalk Telecom Group P.L.C.....................................    84,632      122,742
    Tate & Lyle P.L.C................................................    67,050      584,830
    Taylor Wimpey P.L.C..............................................   674,441    1,446,475
    Ted Baker P.L.C..................................................     6,614       34,838
    Telecom Plus P.L.C...............................................    10,516      164,058
    Tesco P.L.C......................................................   304,852      930,577
#   Thomas Cook Group P.L.C..........................................   265,125            0
    Topps Tiles P.L.C................................................    62,658       61,150
    TP ICAP P.L.C....................................................   114,246      507,993
    Travis Perkins P.L.C.............................................    81,053    1,505,490
    TT Electronics P.L.C.............................................    27,053       81,303
    TUI AG...........................................................    17,393      226,935
#   TUI AG...........................................................    20,624      269,808
    Tullow Oil P.L.C.................................................   516,616    1,380,565
    Tyman P.L.C......................................................     2,416        6,642
    U & I Group P.L.C................................................    32,804       58,885
    UDG Healthcare P.L.C.............................................     3,257       32,649
    Unilever P.L.C., Sponsored ADR...................................    34,715    2,086,719
    Unilever P.L.C...................................................     3,266      195,565
    United Utilities Group P.L.C.....................................    68,285      771,048
    Urban & Civic P.L.C..............................................    13,277       56,752
    Vectura Group P.L.C..............................................   170,435      194,751
    Vertu Motors P.L.C...............................................    54,058       28,909
    Vesuvius P.L.C...................................................    29,762      154,000
    Victrex P.L.C....................................................    10,220      290,335
    Virgin Money UK P.L.C............................................   296,084      526,841
    Vitec Group P.L.C. (The).........................................     6,546      106,441
    Vodafone Group P.L.C............................................. 1,180,810    2,409,701
    Volution Group P.L.C.............................................     9,901       25,600
    Vp P.L.C.........................................................     2,866       31,842
    Weir Group P.L.C (The)...........................................     3,077       53,746
    WH Smith P.L.C...................................................    21,764      616,737
    Whitbread P.L.C..................................................     9,776      514,576
    Wilmington P.L.C.................................................     1,608        4,604
    Wincanton P.L.C..................................................    21,985       71,229
*   Wizz Air Holdings P.L.C..........................................     2,207      109,292
    Wm Morrison Supermarkets P.L.C...................................   274,625      709,453
    WPP P.L.C........................................................   147,315    1,838,426
*   Xaar P.L.C.......................................................     5,723        3,518
    XP Power, Ltd....................................................     1,423       48,580
                                                                                ------------
TOTAL UNITED KINGDOM.................................................            176,269,868
                                                                                ------------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
UNITED STATES -- (0.0%)
*   Epsilon Energy, Ltd..............................................     3,421 $       11,428
                                                                                --------------
TOTAL COMMON STOCKS..................................................            1,193,665,801
                                                                                --------------
PREFERRED STOCKS -- (0.5%)

GERMANY -- (0.5%)
    Bayerische Motoren Werke AG......................................     4,692        288,807
    Biotest AG.......................................................     1,499         36,432
    Draegerwerk AG & Co. KGaA........................................     1,739        101,923
    Fuchs Petrolub SE................................................     9,834        418,970
    Henkel AG & Co. KGaA.............................................     2,584        268,407
    Jungheinrich AG..................................................    18,575        471,251
    Porsche Automobil Holding SE.....................................    10,301        758,469
    Sartorius AG.....................................................     3,661        711,413
    STO SE & Co. KGaA................................................       686         75,050
    Volkswagen AG....................................................    18,722      3,559,150
                                                                                --------------
TOTAL GERMANY........................................................                6,689,872
                                                                                --------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C....................................................   931,878          1,207
    Rolls-Royce Holdings P.L.C....................................... 5,746,642          7,444
                                                                                --------------
TOTAL UNITED KINGDOM.................................................                    8,651
                                                                                --------------
TOTAL PREFERRED STOCKS...............................................                6,698,523
                                                                                --------------
RIGHTS/WARRANTS -- (0.0%)

CANADA -- (0.0%)
#*  DHX Media, Ltd. Rights 11/15/19..................................    31,800          2,052
#*  Pan American Silver Corp. Rights 02/22/29........................    51,227         12,973
#*  Pan American Silver Corp. Rights 02/22/29........................    16,073          4,070
*   Tervita Corp. Warrants 07/19/20..................................       159              1
                                                                                --------------
TOTAL CANADA.........................................................                   19,096
                                                                                --------------
ITALY -- (0.0%)
*   Mediaset SpA Rights 11/06/19.....................................   130,980         13,001
                                                                                --------------
NORWAY -- (0.0%)
*   Adevinta ASA Rights 11/12/19.....................................     2,182            334
*   XXL ASA Rights 10/25/19..........................................       777            329
                                                                                --------------
TOTAL NORWAY.........................................................                      663
                                                                                --------------
SINGAPORE -- (0.0%)
*   Ezion Holdings, Ltd. Warrants 04/16/23...........................   155,491              0
                                                                                --------------
SPAIN -- (0.0%)
*   Vidrala S.A. Rights 11/11/19.....................................     4,870         20,831
                                                                                --------------
TOTAL RIGHTS/WARRANTS................................................                   53,591
                                                                                --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,132,710,271)..............................................            1,200,417,915
                                                                                --------------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                        --------- --------------
SECURITIES LENDING COLLATERAL -- (4.8%)
@(S)  The DFA Short Term Investment Fund............................... 5,228,066 $   60,493,946
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,193,198,176)................................................           $1,260,911,861
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1         LEVEL 2     LEVEL 3     TOTAL
                                              ------------   -------------- ------- --------------
Common Stocks
   Australia................................. $     54,016   $   79,635,699   --    $   79,689,715
   Austria...................................           --        7,010,128   --         7,010,128
   Belgium...................................      540,523       11,606,791   --        12,147,314
   Canada....................................  123,476,534          229,016   --       123,705,550
   China.....................................           --           24,202   --            24,202
   Denmark...................................           --       13,109,993   --        13,109,993
   Finland...................................           --       18,856,913   --        18,856,913
   France....................................       72,785      102,528,983   --       102,601,768
   Germany...................................    1,225,445       83,834,722   --        85,060,167
   Hong Kong.................................           --       32,523,712   --        32,523,712
   Ireland...................................    3,147,614        6,796,610   --         9,944,224
   Israel....................................      750,962       10,147,037   --        10,897,999
   Italy.....................................    1,728,996       37,593,569   --        39,322,565
   Japan.....................................           --      289,590,710   --       289,590,710
   Netherlands...............................    6,785,120       31,663,435   --        38,448,555
   New Zealand...............................           --        5,775,566   --         5,775,566
   Norway....................................       57,400       11,745,604   --        11,803,004
   Portugal..................................           --        2,960,691   --         2,960,691
   Singapore.................................           --       13,337,220   --        13,337,220
   Spain.....................................       16,590       28,891,359   --        28,907,949
   Sweden....................................       48,219       33,401,137   --        33,449,356
   Switzerland...............................    2,959,656       55,257,548   --        58,217,204
   United Kingdom............................   34,331,129      141,938,739   --       176,269,868
   United States.............................           --           11,428   --            11,428
Preferred Stocks
   Germany...................................           --        6,689,872   --         6,689,872
   United Kingdom............................           --            8,651   --             8,651
Rights/Warrants
   Canada....................................           --           19,096   --            19,096
   Italy.....................................           --           13,001   --            13,001
   Norway....................................           --              663   --               663
   Spain.....................................           --           20,831   --            20,831
Securities Lending Collateral................           --       60,493,946   --        60,493,946
                                              ------------   --------------   --    --------------
TOTAL........................................ $175,194,989   $1,085,716,872   --    $1,260,911,861
                                              ============   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
COMMON STOCKS -- (95.7%)
BRAZIL -- (7.5%)
    AES Tiete Energia SA............................................. 140,293 $  409,632
    AES Tiete Energia SA.............................................      60         37
    Aliansce Sonae Shopping Centers SA...............................  29,142    309,189
    Alliar Medicos A Frente SA.......................................  18,837     85,014
    Alupar Investimento SA...........................................  69,139    418,403
    Anima Holding SA.................................................  15,000     80,040
    Arezzo Industria e Comercio SA...................................  22,928    337,874
    Atacadao S.A.....................................................  48,933    233,165
*   Azul SA, ADR.....................................................  23,902    931,700
*   B2W Cia Digital..................................................  23,590    298,809
    B3 SA--Brasil Bolsa Balcao....................................... 285,588  3,445,143
    Banco Bradesco SA, ADR........................................... 489,020  4,283,818
    Banco Bradesco SA................................................ 270,674  2,217,090
    Banco BTG Pactual SA.............................................  35,239    570,783
    Banco do Brasil SA............................................... 149,174  1,790,981
*   Banco Pan SA.....................................................   4,700     10,618
    Banco Santander Brasil SA........................................  82,509    968,177
    BB Seguridade Participacoes SA................................... 197,222  1,670,523
    BR Malls Participacoes SA........................................ 301,437  1,153,736
*   BR Properties SA.................................................  42,700    129,362
*   Brasil Brokers Participacoes SA..................................  13,000     14,878
    BrasilAgro--Co. Brasileira de Propriedades Agricolas.............  20,100     84,951
    Braskem SA, Sponsored ADR........................................  32,252    436,370
*   BRF SA...........................................................  69,549    615,805
    Camil Alimentos S.A..............................................  76,053    122,694
    CCR SA........................................................... 493,161  2,021,585
    Centrais Eletricas Brasileiras SA................................  48,082    474,286
    Cia de Locacao das Americas...................................... 131,121    564,306
    Cia de Saneamento Basico do Estado de Sao Paulo..................  85,936  1,170,384
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR.............  15,067    204,007
    Cia de Saneamento de Minas Gerais-COPASA.........................  22,620    380,657
    Cia de Saneamento do Parana......................................  56,950  1,295,060
    Cia de Saneamento do Parana......................................   6,700     30,238
    Cia Energetica de Minas Gerais...................................  54,169    201,928
    Cia Hering.......................................................  22,800    178,909
    Cia Paranaense de Energia........................................  11,200    153,401
    Cia Siderurgica Nacional SA, Sponsored ADR....................... 356,608  1,041,295
    Cia Siderurgica Nacional SA...................................... 105,800    311,293
    Cielo SA......................................................... 326,777    615,991
    Cogna Educacao................................................... 420,123  1,012,988
    Construtora Tenda SA.............................................  48,496    285,498
*   Cosan Logistica SA...............................................  85,711    433,420
    Cosan SA.........................................................  36,297    523,028
    CSU Cardsystem SA................................................  25,900     42,236
    CVC Brasil Operadora e Agencia de Viagens SA.....................  72,129    921,374
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.......... 141,664    951,256
    Cyrela Commercial Properties SA Empreendimentos e Participacoes..   2,400     11,933
    Direcional Engenharia SA.........................................  58,696    174,895
    Duratex SA....................................................... 103,452    338,950
    EcoRodovias Infraestrutura e Logistica SA........................ 142,436    488,342
    EDP--Energias do Brasil SA....................................... 111,212    526,042
    Embraer SA, Sponsored ADR........................................  91,929  1,596,807
    Enauta Participacoes SA..........................................  37,300    122,396
    Energisa SA......................................................  68,155    814,359
*   Eneva SA.........................................................  55,128    451,828
    Engie Brasil Energia SA..........................................  67,311    759,630
    Equatorial Energia SA............................................  82,075  2,084,977

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
BRAZIL -- (Continued)
*   Even Construtora e Incorporadora SA..............................    99,900 $  303,648
    Ez Tec Empreendimentos e Participacoes SA........................    33,722    346,427
    Fleury SA........................................................   107,360    681,290
    Fras-Le SA.......................................................    24,000     27,588
*   Gafisa SA........................................................    30,552     41,441
    Gerdau SA........................................................    28,367     78,866
    Gol Linhas Aereas Inteligentes SA, ADR...........................    33,315    605,343
    Grendene SA......................................................    95,136    236,506
    Guararapes Confeccoes SA.........................................    74,536    370,589
    Hapvida Participacoes e Investimentos S.A........................    20,362    285,845
*   Helbor Empreendimentos SA........................................   199,681    162,812
    Industrias Romi SA...............................................    15,100     52,448
    Instituto Hermes Pardini SA......................................    33,068    191,705
    International Meal Co. Alimentacao SA, Class A...................    37,300     68,638
    Iochpe-Maxion SA.................................................    83,900    364,846
    IRB Brasil Resseguros S/A........................................   135,756  1,279,197
    Itau Unibanco Holding SA.........................................    95,539    742,538
    JBS SA...........................................................   509,835  3,596,368
    JHSF Participacoes SA............................................    99,000    111,083
    JSL SA...........................................................    45,100    221,536
    Kepler Weber SA..................................................    12,772     67,833
    Klabin SA........................................................   370,819  1,462,749
    Light SA.........................................................    78,137    387,714
    Localiza Rent a Car SA...........................................   134,894  1,452,368
    LOG Commercial Properties e Participacoes SA.....................    15,776     99,522
*   Log-in Logistica Intermodal SA...................................     6,600     36,616
    Lojas Americanas SA..............................................    23,888     90,001
    Lojas Renner SA..................................................   276,125  3,494,164
    M Dias Branco SA.................................................    12,198    114,817
    Magazine Luiza SA................................................   216,800  2,413,153
    Mahle-Metal Leve SA..............................................    22,637    138,571
    Marcopolo SA.....................................................    82,200     69,687
*   Marisa Lojas SA..................................................    44,971    120,095
*   Mills Estruturas e Servicos de Engenharia SA.....................    84,911    154,133
    Movida Participacoes SA..........................................    64,894    243,524
    MRV Engenharia e Participacoes SA................................   107,727    472,489
    Natura Cosmeticos SA.............................................   183,000  1,421,838
    Odontoprev SA....................................................   160,832    593,119
*   Omega Geracao SA.................................................    24,093    205,336
    Ouro Fino Saude Animal Participacoes SA..........................     4,300     41,815
*   Paranapanema SA..................................................     6,366     43,648
*   Petro Rio SA.....................................................    61,200    282,309
    Petroleo Brasileiro SA........................................... 1,047,556  8,541,349
    Petroleo Brasileiro SA , Sponsored ADR (US71654V1017)............   176,992  2,670,809
    Petroleo Brasileiro SA , Sponsored ADR (US71654V4086)............   205,156  3,331,733
    Porto Seguro SA..................................................    63,291    905,848
    Portobello SA....................................................    45,000     44,658
*   Profarma Distribuidora de Produtos Farmaceuticos SA..............    16,726     17,933
    Qualicorp Consultoria e Corretora de Seguros SA..................   180,433  1,435,186
    Raia Drogasil SA.................................................    99,113  2,718,471
    Restoque Comercio e Confeccoes de Roupas SA......................     7,614     38,880
*   Rumo SA..........................................................   224,526  1,276,445
    Santos Brasil Participacoes SA...................................   132,500    225,982
    Sao Carlos Empreendimentos e Participacoes SA....................     9,700    100,205
    Sao Martinho SA..................................................   120,631    528,184
    Ser Educacional SA...............................................    25,685    152,618
    SLC Agricola SA..................................................    56,000    252,876
    Smiles Fidelidade SA.............................................    36,500    336,741
*   Springs Global Participacoes SA..................................    15,400     49,266

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
BRAZIL -- (Continued)
    Sul America SA...................................................    112,502 $  1,354,626
    Suzano SA........................................................    149,754    1,218,793
*   Suzano SA, Sponsored ADR.........................................        597        4,822
    T4F Entretenimento SA............................................     18,700       26,811
*   Technos SA.......................................................     51,055       26,734
*   Tecnisa SA.......................................................    195,406       58,468
    Tegma Gestao Logistica SA........................................     22,188      179,640
    Telefonica Brasil SA, ADR........................................     27,663      364,322
    TIM Participacoes SA, ADR........................................     13,731      194,294
    TIM Participacoes SA.............................................    246,832      702,860
    Transmissora Alianca de Energia Eletrica SA......................    133,753      963,168
    Trisul SA........................................................     43,752      131,021
    Tupy SA..........................................................     47,700      227,528
    Ultrapar Participacoes SA........................................      7,988       37,585
    Ultrapar Participacoes SA, Sponsored ADR.........................     97,422      454,961
    Unipar Carbocloro SA.............................................      6,533       49,032
    Usinas Siderurgicas de Minas Gerais SA...........................     41,700       91,916
*   Vale SA, Sponsored ADR...........................................    317,514    3,727,620
*   Vale SA..........................................................  1,124,934   13,239,465
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao S.A..............................................     28,992       96,001
*   Via Varejo SA....................................................    150,184      277,862
*   Vulcabras Azaleia SA.............................................     55,609      109,402
    WEG SA...........................................................     60,553      385,015
    Wiz Solucoes e Corretagem de Seguros SA..........................     51,600      140,242
    YDUQS Part.......................................................    158,779    1,553,940
                                                                                 ------------
TOTAL BRAZIL.........................................................             112,219,618
                                                                                 ------------
CHILE -- (1.1%)
    AES Gener SA.....................................................  1,260,761      270,044
    Aguas Andinas SA, Class A........................................  1,162,882      533,018
    Banco de Chile, ADR..............................................     16,552      425,062
    Banco de Credito e Inversiones SA................................      7,062      392,590
    Banco Santander Chile, ADR.......................................     33,740      817,520
    Besalco SA.......................................................    223,587      150,603
    CAP SA...........................................................     51,858      380,613
    Cencosud SA......................................................    393,236      533,487
    Cia Pesquera Camanchaca SA.......................................     88,516        6,350
*   Cia Sud Americana de Vapores SA..................................  9,870,128      324,494
    Colbun SA........................................................  1,914,797      330,888
    Embotelladora Andina SA, ADR, Class B............................     12,656      213,760
*   Empresa Nacional de Telecomunicaciones SA........................     98,019      766,706
    Empresas CMPC SA.................................................    180,596      412,767
    Empresas COPEC SA................................................     63,593      569,201
    Empresas Hites SA................................................     72,367       28,260
*   Empresas La Polar SA.............................................  1,322,647       36,445
    Enel Americas SA, ADR............................................    283,680    2,711,975
    Enel Americas SA.................................................  2,676,676      501,462
    Enel Chile SA, ADR...............................................    184,928      767,449
    Engie Energia Chile SA...........................................    256,583      380,734
    Forus SA.........................................................     40,582       73,786
    Grupo Security SA................................................    634,725      183,991
    Hortifrut SA.....................................................      9,628       20,096
    Inversiones Aguas Metropolitanas SA..............................    320,527      382,047
    Inversiones La Construccion SA...................................     12,479      151,098
    Itau CorpBanca................................................... 31,741,013      192,130
    Itau CorpBanca, ADR..............................................      4,431       40,233
    Latam Airlines Group SA, Sponsored ADR...........................    110,557    1,245,977
    Latam Airlines Group SA..........................................      6,967       77,046

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHILE -- (Continued)
*   Masisa SA........................................................  1,158,148 $    53,566
    Molibdenos y Metales SA..........................................      3,068      34,127
    Multiexport Foods SA.............................................    465,609     206,976
    Parque Arauco SA.................................................    274,543     722,725
    PAZ Corp. SA.....................................................    103,525     142,859
    Ripley Corp. SA..................................................    469,027     270,204
    SACI Falabella...................................................    112,693     573,172
    Salfacorp SA.....................................................    206,280     173,940
    Sigdo Koppers SA.................................................    167,460     240,009
    SMU SA...........................................................    228,828      44,182
    Sociedad Matriz SAAM SA..........................................  2,984,574     245,992
    Sociedad Quimica y Minera de Chile SA, Sponsored ADR.............     22,517     612,012
    Socovesa SA......................................................    166,772      76,372
    SONDA SA.........................................................    242,411     259,676
                                                                                 -----------
TOTAL CHILE..........................................................             16,575,644
                                                                                 -----------
CHINA -- (18.2%)
*   21Vianet Group, Inc., ADR........................................     16,554     140,378
    361 Degrees International, Ltd...................................    293,000      60,075
*   3SBio, Inc.......................................................    282,000     525,297
*   51job, Inc., ADR.................................................      4,385     345,406
*   58.com, Inc., ADR................................................     12,592     664,984
    AAC Technologies Holdings, Inc...................................    215,500   1,394,564
    AAG Energy Holdings, Ltd.........................................     20,860       3,753
    Agile Group Holdings, Ltd........................................    662,749     893,297
    Agricultural Bank of China, Ltd., Class H........................  4,563,000   1,877,691
    Air China, Ltd., Class H.........................................    428,000     377,882
    Ajisen China Holdings, Ltd.......................................    175,000      50,199
    AKM Industrial Co., Ltd..........................................     70,000      10,703
*   Alibaba Group Holding, Ltd., Sponsored ADR.......................     83,948  14,831,093
*   Alibaba Health Information Technology, Ltd.......................    128,000     128,831
*   Alibaba Pictures Group, Ltd......................................  1,080,000     177,138
*   Aluminum Corp. of China, Ltd., ADR...............................      4,838      36,091
*   Aluminum Corp. of China, Ltd., Class H...........................    720,000     213,312
    AMVIG Holdings, Ltd..............................................    138,000      35,582
#   Angang Steel Co., Ltd., Class H..................................    613,200     205,130
    Anhui Conch Cement Co., Ltd., Class H............................    398,500   2,381,725
    Anhui Expressway Co., Ltd., Class H..............................    124,000      72,827
    ANTA Sports Products, Ltd........................................    186,000   1,819,473
    Anton Oilfield Services Group....................................    802,000      79,512
    Anxin-China Holdings, Ltd........................................    784,000           0
*   Aowei Holdings, Ltd..............................................     78,000      17,504
    APT Satellite Holdings, Ltd......................................     84,000      32,142
    Asia Cement China Holdings Corp..................................    214,000     259,518
#*  Asia Television Holdings, Ltd....................................    476,000       2,424
#   Ausnutria Dairy Corp., Ltd.......................................    151,000     225,218
    AVIC International Holding HK, Ltd...............................  1,469,171      31,797
#*  AVIC International Holdings, Ltd., Class H.......................    100,000      94,205
    BAIC Motor Corp., Ltd., Class H..................................    754,000     467,711
*   Baidu, Inc., Sponsored ADR.......................................     25,305   2,577,314
    Bank of China, Ltd., Class H..................................... 10,115,356   4,124,888
    Bank of Chongqing Co., Ltd., Class H.............................    211,000     123,933
    Bank of Communications Co., Ltd., Class H........................  1,368,580     934,668
    Bank of Tianjin Co., Ltd., Class H...............................     20,500       9,855
*   Baoye Group Co., Ltd., Class H...................................     78,000      51,040
*   Baozun, Inc., Sponsored ADR......................................      7,608     331,100
    BBI Life Sciences Corp...........................................     52,500      15,813
    BBMG Corp., Class H..............................................    863,282     247,064
    Beijing Capital International Airport Co., Ltd., Class H.........    762,000     721,706

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
    Beijing Capital Land, Ltd., Class H..............................    348,000 $   116,938
*   Beijing Enterprises Clean Energy Group, Ltd......................  5,400,000      61,220
#*  Beijing Enterprises Medical & Health Group, Ltd..................    936,000      29,268
    Beijing Enterprises Water Group, Ltd.............................  1,298,000     676,554
#*  Beijing Gas Blue Sky Holdings, Ltd...............................  1,496,000      38,480
    Beijing Jingneng Clean Energy Co., Ltd., Class H.................    482,000      85,401
    Beijing North Star Co., Ltd., Class H............................    350,000     107,410
*   Beijing Properties Holdings, Ltd.................................    636,000      19,349
    Beijing Urban Construction Design & Development Group Co., Ltd.,
      Class H........................................................    125,000      35,967
    Best Pacific International Holdings, Ltd.........................    134,000      45,250
    BII Railway Transportation Technology Holdings Co., Ltd..........    116,000       7,844
*   Bitauto Holdings, Ltd., ADR......................................     10,047     152,011
    Bosideng International Holdings, Ltd.............................    734,000     379,559
    Boyaa Interactive International, Ltd.............................    145,000      20,751
    Brilliance China Automotive Holdings, Ltd........................    468,000     516,098
#   BYD Co., Ltd., Class H...........................................    132,000     619,148
#   BYD Electronic International Co., Ltd............................    286,000     491,112
    C C Land Holdings, Ltd...........................................    717,187     161,900
*   C.banner International Holdings, Ltd.............................    537,000      18,162
    Cabbeen Fashion, Ltd.............................................     64,000      13,064
#   Canvest Environmental Protection Group Co., Ltd..................    148,000      61,173
*   Capital Environment Holdings, Ltd................................  1,364,000      30,429
*   CAR, Inc.........................................................    276,000     225,253
    Carrianna Group Holdings Co., Ltd................................    248,000      25,286
*   CECEP COSTIN New Materials Group, Ltd............................    186,000       2,670
    Central China Real Estate, Ltd...................................    344,194     157,692
    Central China Securities Co., Ltd., Class H......................    247,000      47,760
*   Century Sunshine Group Holdings, Ltd.............................    680,000      18,016
*   CGN Meiya Power Holdings Co., Ltd................................    440,000      66,064
    CGN Power Co., Ltd., Class H.....................................  1,060,000     275,959
    Changshouhua Food Co., Ltd.......................................    110,000      44,206
    Changyou.com, Ltd., ADR..........................................      4,750      45,410
    Chaowei Power Holdings, Ltd......................................    282,000     102,039
    Cheetah Mobile, Inc., ADR........................................      9,953      38,518
#*  Chiho Environmental Group, Ltd...................................     72,000       4,542
    China Aerospace International Holdings, Ltd......................    624,000      34,586
    China Agri-Industries Holdings, Ltd..............................    810,800     267,124
    China Aircraft Leasing Group Holdings, Ltd.......................     77,000      79,470
*   China All Access Holdings, Ltd...................................    266,000       6,668
    China Animation Characters Co., Ltd..............................     99,000      23,740
    China Aoyuan Group, Ltd..........................................    460,000     587,848
*   China Beidahuang Industry Group Holdings, Ltd....................    528,000       7,147
    China BlueChemical, Ltd., Class H................................    743,143     180,849
*   China Chengtong Development Group, Ltd...........................  1,142,000      28,356
    China Cinda Asset Management Co., Ltd., Class H..................  1,536,000     318,638
    China CITIC Bank Corp., Ltd., Class H............................  1,105,000     640,525
    China Coal Energy Co., Ltd., Class H.............................    477,000     190,219
    China Common Rich Renewable Energy Investments, Ltd..............  1,016,000     243,110
    China Communications Construction Co., Ltd., Class H.............    809,000     615,845
    China Communications Services Corp., Ltd., Class H...............    878,800     542,683
    China Conch Venture Holdings, Ltd................................    251,500     984,090
    China Construction Bank Corp., Class H........................... 18,515,990  14,836,315
    China Datang Corp. Renewable Power Co., Ltd., Class H............    690,000      72,027
#*  China Dili Group.................................................    606,585     185,511
*   China Distance Education Holdings, Ltd., ADR.....................      6,004      42,028
    China Dongxiang Group Co., Ltd...................................  1,090,000     122,263
*   China Dynamics Holdings, Ltd.....................................    980,000      12,366
*   China Eastern Airlines Corp., Ltd., Class H......................    444,000     221,442

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                     SHARES    VALUE>>
                                                                    --------- ----------
CHINA -- (Continued)
    China Electronics Huada Technology Co., Ltd....................   162,000 $   13,212
#   China Electronics Optics Valley Union Holding Co., Ltd.........   572,000     34,277
    China Energy Engineering Corp., Ltd., Class H..................   432,000     43,578
    China Everbright Bank Co., Ltd., Class H.......................   425,000    195,571
    China Everbright Greentech Ltd.................................   206,000    114,895
    China Everbright International, Ltd............................   801,592    605,848
    China Everbright, Ltd..........................................   346,000    512,635
#   China Evergrande Group.........................................   701,000  1,706,412
    China Fiber Optic Network System Group, Ltd....................   396,000      2,653
    China Financial Services Holdings, Ltd.........................   182,000     10,447
    China Foods, Ltd...............................................   344,000    141,381
    China Galaxy Securities Co., Ltd., Class H.....................   317,500    161,889
    China Gas Holdings, Ltd........................................   365,600  1,557,433
    China Glass Holdings, Ltd......................................   200,000     10,961
*   China Greenfresh Group Co., Ltd................................   158,000      6,038
*   China Greenland Broad Greenstate Group Co., Ltd................   184,000     10,331
    China Hanking Holdings, Ltd....................................   191,000     38,988
    China Harmony New Energy Auto Holding, Ltd.....................   305,000    104,956
*   China High Precision Automation Group, Ltd.....................    73,000      2,131
    China High Speed Transmission Equipment Group Co., Ltd.........   148,000     87,263
    China Hongqiao Group, Ltd......................................   488,000    271,030
    China Huarong Asset Management Co., Ltd., Class H.............. 2,111,000    311,657
*   China Huiyuan Juice Group, Ltd.................................   159,000     37,944
    China International Capital Corp., Ltd., Class H...............   160,000    291,751
    China International Marine Containers Group Co., Ltd., Class H.   203,400    178,915
    China Jinmao Holdings Group, Ltd...............................   753,120    500,689
    China Lesso Group Holdings, Ltd................................   406,000    419,242
    China Life Insurance Co., Ltd., ADR............................    32,164    412,664
    China Life Insurance Co., Ltd., Class H........................   452,000  1,162,404
    China Lilang, Ltd..............................................   161,000    129,565
*   China Logistics Property Holdings Co., Ltd.....................   164,000     63,808
*   China Longevity Group Co., Ltd.................................    30,000        984
    China Longyuan Power Group Corp., Ltd., Class H................   738,000    398,693
#*  China Lumena New Materials Corp................................   936,000          0
    China Machinery Engineering Corp., Class H.....................   336,000    132,376
#   China Maple Leaf Educational Systems, Ltd......................   406,000    127,541
    China Medical System Holdings, Ltd.............................   508,000    688,911
    China Meidong Auto Holdings, Ltd...............................   182,000    181,193
    China Mengniu Dairy Co., Ltd...................................   214,000    853,163
    China Merchants Bank Co., Ltd., Class H........................   804,598  3,837,313
    China Merchants Land, Ltd......................................   584,000     82,549
    China Merchants Port Holdings Co., Ltd.........................   263,731    412,351
    China Merchants Securities Co., Ltd., Class H..................    48,400     54,789
    China Metal Recycling Holdings, Ltd............................   130,581          0
    China Minsheng Banking Corp., Ltd., Class H....................   944,520    660,664
    China Mobile, Ltd..............................................   578,500  4,701,293
    China Mobile, Ltd., Sponsored ADR..............................   146,870  5,930,611
#*  China Modern Dairy Holdings, Ltd...............................   805,000    114,754
#   China Molybdenum Co., Ltd., Class H............................   648,000    204,208
    China National Building Material Co., Ltd., Class H............ 1,438,000  1,211,980
    China New Town Development Co., Ltd............................   416,254      8,389
#*  China Oceanwide Holdings, Ltd..................................   728,000     27,866
    China Oil & Gas Group, Ltd..................................... 1,990,000     86,179
    China Oilfield Services, Ltd., Class H.........................   418,000    581,971
    China Oriental Group Co., Ltd..................................   450,000    157,049
    China Overseas Grand Oceans Group, Ltd.........................   675,250    349,339
    China Overseas Land & Investment, Ltd.......................... 1,118,000  3,527,839
#   China Overseas Property Holdings, Ltd..........................   577,000    352,328
    China Pacific Insurance Group Co., Ltd., Class H...............   192,600    698,808

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
*   China Pioneer Pharma Holdings, Ltd...............................   119,000 $    9,403
    China Power International Development, Ltd....................... 1,044,999    218,232
*   China Properties Group, Ltd......................................   128,000     14,681
    China Railway Construction Corp., Ltd., Class H..................   537,000    587,364
    China Railway Group, Ltd., Class H...............................   778,000    468,912
    China Railway Signal & Communication Corp., Ltd., Class H........   132,000     78,802
*   China Rare Earth Holdings, Ltd...................................   325,200     16,385
    China Reinsurance Group Corp., Class H...........................   912,000    148,786
    China Resources Cement Holdings, Ltd.............................   768,000    841,029
    China Resources Land, Ltd........................................   762,222  3,241,636
    China Resources Power Holdings Co., Ltd..........................   403,903    507,599
*   China Ruifeng Renewable Energy Holdings, Ltd.....................   288,000     13,239
#   China Sanjiang Fine Chemicals Co., Ltd...........................   342,000     70,521
    China SCE Group Holdings, Ltd....................................   813,600    372,802
#*  China Shengmu Organic Milk, Ltd..................................   716,000     26,449
    China Shenhua Energy Co., Ltd., Class H..........................   895,884  1,819,486
    China Shineway Pharmaceutical Group, Ltd.........................   108,000    103,929
*   China Silver Group, Ltd..........................................   214,000     24,176
    China South City Holdings, Ltd................................... 1,924,000    223,007
    China Southern Airlines Co., Ltd., Sponsored ADR.................     5,478    169,435
    China Southern Airlines Co., Ltd., Class H.......................   314,000    193,248
    China State Construction International Holdings, Ltd.............   609,408    561,236
    China Sunshine Paper Holdings Co., Ltd...........................    91,000     13,097
    China Suntien Green Energy Corp., Ltd., Class H..................   647,000    187,657
    China Taifeng Beddings Holdings, Ltd.............................   134,000          0
    China Taiping Insurance Holdings Co., Ltd........................   422,412    949,624
    China Telecom Corp., Ltd., ADR...................................    16,675    706,853
    China Telecom Corp., Ltd., Class H...............................   302,000    128,473
    China Tian Lun Gas Holdings, Ltd.................................    79,500     75,059
*   China Tianrui Group Cement Co., Ltd..............................    59,000     50,759
    China Traditional Chinese Medicine Holdings Co., Ltd.............   828,000    369,724
    China Travel International Investment Hong Kong, Ltd.............   854,000    134,817
    China Unicom Hong Kong, Ltd...................................... 1,424,000  1,401,926
    China Unicom Hong Kong, Ltd., ADR................................    89,553    873,142
    China Vanke Co., Ltd., Class H...................................   368,800  1,344,847
#   China Vast Industrial Urban Development Co., Ltd.................   139,000     53,905
    China Water Affairs Group, Ltd...................................   296,000    226,217
#*  China Water Industry Group, Ltd..................................   236,000     14,571
    China Wood Optimization Holding, Ltd.............................    44,000     10,729
    China XLX Fertiliser, Ltd........................................   169,000     43,127
    China Yuhua Education Corp., Ltd.................................   312,000    178,987
*   China Yurun Food Group, Ltd......................................   301,000     33,812
#   China ZhengTong Auto Services Holdings, Ltd......................   442,500    132,300
    China Zhongwang Holdings, Ltd....................................   683,518    283,770
#   Chinasoft International, Ltd.....................................   582,000    250,136
    Chongqing Machinery & Electric Co., Ltd., Class H................   368,000     26,726
    Chongqing Rural Commercial Bank Co., Ltd., Class H...............   715,000    381,629
*   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd........    92,000      3,977
    Chu Kong Shipping Enterprise Group Co., Ltd......................   132,000     22,024
    CIFI Holdings Group Co., Ltd.....................................   933,465    622,599
    CIMC Enric Holdings, Ltd.........................................   158,000     85,520
*   CIMC-TianDa Holdings Co., Ltd....................................   380,000     11,353
    CITIC Dameng Holdings, Ltd.......................................   235,000      9,726
    CITIC Resources Holdings, Ltd.................................... 1,070,000     69,504
    CITIC Securities Co., Ltd., Class H..............................   186,000    341,257
    CITIC, Ltd.......................................................   786,433  1,034,540
*   Citychamp Watch & Jewellery Group, Ltd...........................   560,000    121,455
    Clear Media, Ltd.................................................    46,000     21,115
    CNOOC, Ltd....................................................... 3,580,000  5,327,934

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    CNOOC, Ltd., Sponsored ADR.......................................    11,570 $1,718,608
*   COFCO Meat Holdings, Ltd.........................................    61,000     21,779
#*  Cogobuy Group....................................................   185,000     30,619
#   Colour Life Services Group Co., Ltd..............................   120,000     67,902
    Comba Telecom Systems Holdings, Ltd..............................   362,533     83,334
    Concord New Energy Group, Ltd.................................... 1,644,648     82,722
    Consun Pharmaceutical Group, Ltd.................................   165,000     98,766
*   Coolpad Group, Ltd...............................................   970,160     27,998
    COSCO SHIPPING Development Co., Ltd., Class H....................   932,000    104,411
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........   444,000    191,000
*   COSCO SHIPPING Holdings Co., Ltd., Class H.......................   599,500    224,283
    COSCO SHIPPING International Hong Kong Co., Ltd..................   164,000     41,607
    COSCO SHIPPING Ports, Ltd........................................   676,560    531,904
#   Cosmo Lady China Holdings Co., Ltd...............................   176,000     25,964
    Country Garden Holdings Co., Ltd................................. 2,194,000  3,045,773
    Country Garden Services Holdings Co., Ltd........................   310,287  1,051,367
#   CP Pokphand Co., Ltd............................................. 1,932,000    159,774
#   CPMC Holdings, Ltd...............................................   184,000     73,613
    CRCC High-Tech Equipment Corp., Ltd., Class H....................   162,500     25,865
    CRRC Corp., Ltd., Class H........................................   470,000    314,352
    CSC Financial Co., Ltd., Class H.................................    75,000     52,010
    CSPC Pharmaceutical Group, Ltd...................................   840,000  2,151,342
#*  CSSC Offshore and Marine Engineering Group Co., Ltd., Class H....    42,000     31,693
*   CT Environmental Group, Ltd......................................   882,000     28,702
#*  CWT International, Ltd...........................................   960,000     12,129
*   Cybernaut International Holdings Co., Ltd........................   544,000     11,712
    Dah Chong Hong Holdings, Ltd.....................................   318,819    145,470
    Dali Foods Group Co., Ltd........................................   603,000    412,259
#   Dalian Port PDA Co., Ltd., Class H...............................   394,799     49,864
    Datang International Power Generation Co., Ltd., Class H.........   644,000    127,027
    Dawnrays Pharmaceutical Holdings, Ltd............................   248,000     43,962
*   DBA Telecommunication Asia Holdings, Ltd.........................   112,000      5,440
#*  Differ Group Holding Co., Ltd....................................   702,000     42,528
    Digital China Holdings, Ltd......................................   240,250    125,208
    Dongfang Electric Corp., Ltd., Class H...........................   137,800     77,617
#   Dongfeng Motor Group Co., Ltd., Class H..........................   574,000    575,787
#   Dongjiang Environmental Co., Ltd., Class H.......................    80,800     67,416
    Dongyue Group, Ltd...............................................   480,000    224,830
    E-Commodities Holdings, Ltd......................................   600,000     28,655
#   EEKA Fashion Holdings, Ltd.......................................    52,000     54,476
    Embry Holdings, Ltd..............................................    14,000      2,673
    ENN Energy Holdings, Ltd.........................................   140,800  1,606,323
#   Essex Bio-technology, Ltd........................................    86,000     66,186
    EVA Precision Industrial Holdings, Ltd...........................   184,000     14,780
    Everbright Securities Co., Ltd., Class H.........................    41,000     29,070
*   Fang Holdings, Ltd., ADR.........................................     5,934     11,927
    Fanhua, Inc., ADR................................................     2,747     69,279
#   Fantasia Holdings Group Co., Ltd.................................   583,500     88,326
*   First Tractor Co., Ltd., Class H.................................    84,000     17,438
#   Flat Glass Group Co., Ltd., Class H..............................    22,000     10,464
    Fu Shou Yuan International Group, Ltd............................   208,000    183,581
    Fufeng Group, Ltd................................................   667,400    307,593
#*  Fuguiniao Co., Ltd., Class H.....................................    51,000      4,735
#*  Fullshare Holdings, Ltd.......................................... 2,507,482     63,225
#   Future Land Development Holdings, Ltd............................   646,000    680,765
#   Fuyao Glass Industry Group Co., Ltd., Class H....................   132,400    374,109
#*  GCL New Energy Holdings, Ltd..................................... 1,132,000     36,702
#*  GCL-Poly Energy Holdings, Ltd.................................... 5,026,000    201,197
*   GDS Holdings, Ltd., ADR..........................................       306     12,754

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
CHINA -- (Continued)
    Geely Automobile Holdings, Ltd...................................  1,467,000 $2,775,874
    Gemdale Properties & Investment Corp., Ltd.......................  2,088,000    241,761
    Genertec Universal Medical Group Co., Ltd........................    362,000    247,304
*   GF Securities Co., Ltd., Class H.................................    196,800    204,963
*   Glorious Property Holdings, Ltd..................................  1,043,000     41,871
    Golden Eagle Retail Group, Ltd...................................    169,000    186,259
    Golden Throat Holdings Group Co., Ltd............................     20,500      4,147
    Goldlion Holdings, Ltd...........................................     92,152     28,569
    Goldpac Group, Ltd...............................................     85,000     20,274
#*  GOME Retail Holdings, Ltd........................................  3,385,940    306,074
*   Grand Baoxin Auto Group, Ltd.....................................    266,823     53,514
    Great Wall Motor Co., Ltd., Class H..............................    605,500    490,607
    Greatview Aseptic Packaging Co., Ltd.............................    326,000    164,289
    Greenland Hong Kong Holdings, Ltd................................    384,000    132,375
#   Greentown China Holdings, Ltd....................................    311,000    286,927
#   Greentown Service Group Co., Ltd.................................    308,000    349,448
    Guangdong Investment, Ltd........................................    324,000    701,232
*   Guangdong Land Holdings, Ltd.....................................    142,000     22,255
    Guangshen Railway Co., Ltd., Sponsored ADR.......................      5,070     81,982
    Guangshen Railway Co., Ltd., Class H.............................    342,000    109,374
    Guangzhou Automobile Group Co., Ltd., Class H....................    280,836    280,481
    Guangzhou R&F Properties Co., Ltd., Class H......................    392,400    608,005
    Guolian Securities Co., Ltd., Class H............................     36,500     10,463
    Guorui Properties, Ltd...........................................    440,000     84,611
    Guotai Junan Securities Co., Ltd., Class H.......................     65,800    100,549
*   Haichang Ocean Park Holdings, Ltd................................    419,000     45,969
    Haier Electronics Group Co., Ltd.................................    293,000    836,540
*   Hailiang Education Group, Inc., ADR..............................      2,865    189,749
    Haitian International Holdings, Ltd..............................    238,000    561,611
    Haitong Securities Co., Ltd., Class H............................    292,000    298,105
*   Harbin Bank Co., Ltd., Class H...................................    312,000     59,266
#*  HC Group, Inc....................................................    218,000     78,745
#   Health and Happiness H&H International Holdings, Ltd.............     78,500    310,792
    Hengan International Group Co., Ltd..............................    221,500  1,546,512
    Hengdeli Holdings, Ltd...........................................    687,200     28,927
#*  HengTen Networks Group, Ltd......................................  5,848,000     84,148
*   Hi Sun Technology China, Ltd.....................................    657,000    113,920
    Hilong Holding, Ltd..............................................    346,000     37,453
    Hisense Home Appliances Group Co., Ltd., Class H.................     98,000     90,551
    HKC Holdings, Ltd................................................     42,723     34,289
*   Honghua Group, Ltd...............................................    766,000     47,260
    Honworld Group, Ltd..............................................     72,000     37,254
    Hopefluent Group Holdings, Ltd...................................     42,000      9,372
    Hopson Development Holdings, Ltd.................................    249,000    240,028
*   Hua Han Health Industry Holdings, Ltd............................  1,184,000     80,082
#   Hua Hong Semiconductor, Ltd......................................    150,000    301,627
    Huadian Fuxin Energy Corp., Ltd., Class H........................    782,000    151,343
    Huadian Power International Corp., Ltd., Class H.................    382,000    143,139
    Huaneng Power International, Inc., Sponsored ADR.................      6,108    114,891
    Huaneng Power International, Inc., Class H.......................    352,000    167,191
    Huaneng Renewables Corp., Ltd., Class H..........................  1,738,000    663,526
#   Huatai Securities Co., Ltd., Class H.............................    147,800    219,692
    Huazhong In-Vehicle Holdings Co., Ltd............................    128,000     18,440
    Huazhu Group, Ltd., ADR..........................................     29,302  1,109,374
    Huishang Bank Corp., Ltd., Class H...............................    123,900     48,132
    IMAX China Holding, Inc..........................................     60,300    136,875
    Industrial & Commercial Bank of China, Ltd., Class H............. 10,172,017  7,287,163
    Inner Mongolia Yitai Coal Co., Ltd., Class H.....................     17,400     11,466
*   JD.com, Inc., ADR................................................     31,215    972,347

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
*   Jiangnan Group, Ltd..............................................   732,000 $   31,259
    Jiangsu Expressway Co., Ltd., Class H............................   270,000    358,708
    Jiangxi Copper Co., Ltd., Class H................................   227,000    265,755
    Jiayuan International Group, Ltd.................................   407,910    163,201
#   Jinchuan Group International Resources Co., Ltd.................. 1,549,000    124,260
#   Jingrui Holdings, Ltd............................................   221,000     77,415
*   JinkoSolar Holding Co., Ltd., ADR................................    10,819    156,226
    JNBY Design, Ltd.................................................    77,500    110,381
    Joy City Property, Ltd........................................... 1,314,000    143,956
    Ju Teng International Holdings, Ltd..............................   316,000     73,751
#   Jutal Offshore Oil Services, Ltd.................................   202,000     17,466
    K Wah International Holdings, Ltd................................   225,892    123,443
*   Kai Yuan Holdings, Ltd........................................... 1,320,000      4,709
    Kaisa Group Holdings, Ltd........................................ 1,066,000    466,172
*   Kangda International Environmental Co., Ltd......................   250,000     24,219
#*  Kasen International Holdings, Ltd................................   181,000    111,970
    Kingboard Holdings, Ltd..........................................   251,400    669,956
    Kingboard Laminates Holdings, Ltd................................   390,473    357,472
#   Kingdee International Software Group Co., Ltd....................   145,000    158,884
#*  Kingsoft Corp., Ltd..............................................    91,000    209,431
#*  KuangChi Science, Ltd............................................   291,000     12,786
    Kunlun Energy Co., Ltd........................................... 1,134,000  1,055,455
    KWG Group Holdings, Ltd..........................................   531,330    535,039
    Lai Fung Holdings, Ltd...........................................    31,500     36,669
    Launch Tech Co., Ltd., Class H...................................    47,400     24,089
    Lee & Man Chemical Co., Ltd......................................    86,000     40,164
    Lee & Man Paper Manufacturing, Ltd...............................   521,000    289,710
    Lee's Pharmaceutical Holdings, Ltd...............................    83,000     44,343
    Legend Holdings Corp., Class H...................................   100,700    221,359
    Lenovo Group, Ltd................................................ 2,508,000  1,748,434
    Leoch International Technology, Ltd..............................   148,000     10,758
*   Lexinfintech Holdings, Ltd., ADR.................................    14,821    168,070
    Li Ning Co., Ltd.................................................   363,000  1,230,867
#*  Lifestyle China Group, Ltd.......................................   222,000     65,389
#*  Lifetech Scientific Corp.........................................   474,000     80,297
*   Link Motion, Inc., Sponsored ADR.................................    24,777      1,430
    Livzon Pharmaceutical Group, Inc., Class H.......................    36,571    106,800
    Logan Property Holdings Co., Ltd.................................   476,000    724,939
    Longfor Group Holdings, Ltd......................................   425,500  1,765,888
*   LongiTech Smart Energy Holding, Ltd..............................    91,500      4,080
    Lonking Holdings, Ltd............................................   896,000    248,357
#   Luye Pharma Group, Ltd...........................................   425,500    314,508
    LVGEM China Real Estate Investment Co., Ltd......................   184,000     66,196
#   Maanshan Iron & Steel Co., Ltd., Class H.........................   774,000    292,745
    Maoye International Holdings, Ltd................................   383,000     23,666
    Min Xin Holdings, Ltd............................................    66,000     28,603
*   Mingfa Group International Co., Ltd..............................   374,000      2,687
    Minmetals Land, Ltd..............................................   565,644     79,930
    Minth Group, Ltd.................................................   246,000    870,146
*   MMG, Ltd.........................................................   966,000    201,104
    MOBI Development Co., Ltd........................................   100,000     11,081
    Modern Land China Co., Ltd.......................................   184,000     25,337
    Momo, Inc., Sponsored ADR........................................    45,129  1,512,724
#   Nan Hai Corp., Ltd............................................... 4,000,000     53,056
*   Nature Home Holding Co., Ltd.....................................   168,000     28,908
    NetDragon Websoft Holdings, Ltd..................................    52,500    120,144
    NetEase, Inc., ADR...............................................    12,030  3,438,896
    New China Life Insurance Co., Ltd., Class H......................   112,400    436,244
*   New Oriental Education & Technology Group, Inc., Sponsored ADR...     6,676    814,873

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CHINA -- (Continued)
*   New World Department Store China, Ltd............................   209,000 $    33,064
    Nexteer Automotive Group, Ltd....................................   343,000     319,683
    Nine Dragons Paper Holdings, Ltd.................................   739,000     641,056
*   Noah Holdings, Ltd., ADR.........................................     5,159     156,266
#*  North Mining Shares Co., Ltd..................................... 7,490,000      15,235
    NVC Lighting Holdings, Ltd.......................................   688,000      98,381
    O-Net Technologies Group, Ltd....................................    88,000      49,786
    Orient Securities Co., Ltd., Class H.............................   120,000      67,078
    Overseas Chinese Town Asia Holdings, Ltd.........................   108,000      33,750
#*  Ozner Water International Holding, Ltd...........................   147,000      27,899
#   Pacific Online, Ltd..............................................   173,000      43,899
#*  Panda Green Energy Group, Ltd.................................... 1,196,000      34,153
    Parkson Retail Group, Ltd........................................   380,000      30,519
    PAX Global Technology, Ltd.......................................   285,000     124,534
    People's Insurance Co. Group of China, Ltd. (The), Class H.......   683,000     287,661
#   Phoenix Media Investment Holdings, Ltd...........................   466,000      34,951
*   Phoenix New Media, Ltd., ADR.....................................     5,499      14,957
    PICC Property & Casualty Co., Ltd., Class H......................   717,582     908,113
    Ping An Insurance Group Co. of China, Ltd., Class H..............   983,000  11,345,570
    Poly Culture Group Corp., Ltd., Class H..........................    25,300      18,873
    Poly Property Group Co., Ltd.....................................   762,111     275,280
    Postal Savings Bank of China Co., Ltd., Class H..................   959,000     614,875
    Pou Sheng International Holdings, Ltd............................   722,687     272,834
    Powerlong Real Estate Holdings, Ltd..............................   613,000     406,281
#*  PW Medtech Group, Ltd............................................   223,000      35,222
*   Q Technology Group Co., Ltd......................................    97,000     128,599
    Qingdao Port International Co., Ltd., Class H....................   179,000     102,653
    Qingling Motors Co., Ltd., Class H...............................   266,000      64,431
    Qinhuangdao Port Co., Ltd., Class H..............................   127,500      23,754
*   Qinqin Foodstuffs Group Cayman Co., Ltd..........................    24,300       6,942
    Qunxing Paper Holdings Co., Ltd..................................   124,416       6,002
    Red Star Macalline Group Corp., Ltd., Class H....................    92,807      74,361
#   Redco Properties Group Ltd.......................................   422,000     272,358
*   Regal International Airport Group Co., Ltd., Class H.............    41,000      27,035
    Road King Infrastructure, Ltd....................................    77,000     140,865
    Ronshine China Holdings, Ltd.....................................   208,000     232,198
    Sany Heavy Equipment International Holdings Co., Ltd.............   216,000     113,259
    Seaspan Corp.....................................................    31,951     346,349
#*  Semiconductor Manufacturing International Corp...................   554,400     704,225
*   Semiconductor Manufacturing International Corp., ADR.............     2,155      13,469
    Shandong Chenming Paper Holdings, Ltd., Class H..................   158,249      65,913
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H.........   476,000     546,467
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H................    67,600      31,532
    Shanghai Electric Group Co., Ltd., Class H.......................   406,000     124,186
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H..    83,000      59,485
    Shanghai Haohai Biological Technology Co., Ltd., Class H.........     9,100      52,506
    Shanghai Industrial Holdings, Ltd................................   156,000     290,389
    Shanghai Industrial Urban Development Group, Ltd.................   632,000      78,865
    Shanghai Jin Jiang Capital Co., Ltd., Class H....................   522,000      77,805
    Shanghai La Chapelle Fashion Co., Ltd., Class H..................    20,000       3,794
    Shanghai Prime Machinery Co., Ltd., Class H......................   278,000      27,997
*   Shanghai Zendai Property, Ltd.................................... 2,775,000      22,341
#   Shengjing Bank Co., Ltd., Class H................................   128,000      86,212
    Shenguan Holdings Group, Ltd.....................................   550,000      20,722
    Shenzhen Expressway Co., Ltd., Class H...........................   188,000     251,638
    Shenzhen International Holdings, Ltd.............................   357,450     726,707
    Shenzhen Investment, Ltd......................................... 1,149,574     452,466
    Shenzhou International Group Holdings, Ltd.......................   132,800   1,835,116
    Shimao Property Holdings, Ltd....................................   484,356   1,622,633

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES     VALUE>>
                                                                        --------- -----------
CHINA -- (Continued)
    Shougang Concord International Enterprises Co., Ltd................ 3,138,000 $   147,874
    Shougang Fushan Resources Group, Ltd...............................   888,000     183,237
    Shui On Land, Ltd.................................................. 1,327,521     267,154
*   Shunfeng International Clean Energy, Ltd...........................   438,000      10,986
    Sichuan Expressway Co., Ltd., Class H..............................   284,000      82,876
    Sihuan Pharmaceutical Holdings Group, Ltd.......................... 1,315,000     172,291
*   Silver Grant International Holdings Group, Ltd.....................   508,000      82,216
*   SINA Corp..........................................................    18,075     715,770
    Sino Biopharmaceutical, Ltd........................................ 1,165,000   1,734,559
    Sinofert Holdings, Ltd.............................................   796,000      81,136
*   Sinolink Worldwide Holdings, Ltd...................................   700,000      44,073
    Sino-Ocean Group Holding, Ltd...................................... 1,152,503     423,719
    Sinopec Kantons Holdings, Ltd......................................   378,000     154,097
    Sinopec Shanghai Petrochemical Co., Ltd., Class H..................   982,000     271,218
    Sinopharm Group Co., Ltd., Class H.................................   305,200   1,092,997
    Sinosoft Technology Group, Ltd.....................................   238,800      49,257
    Sinotrans, Ltd., Class H...........................................   875,000     257,272
    Sinotruk Hong Kong, Ltd............................................   294,000     444,254
    Skyfame Realty Holdings, Ltd.......................................   888,000     124,566
    Skyworth Group, Ltd................................................   585,193     151,221
#*  SMI Holdings Group, Ltd............................................   323,200      20,623
    SOHO China, Ltd....................................................   753,412     257,095
*   Sohu.com, Ltd., ADR................................................     6,475      66,369
*   Sparkle Roll Group, Ltd............................................   456,000      14,540
    Springland International Holdings, Ltd.............................   239,000      43,006
*   SPT Energy Group, Inc..............................................    72,000       5,684
*   SRE Group, Ltd..................................................... 2,226,857      17,568
    SSY Group, Ltd.....................................................   547,719     456,793
#*  Starrise Media Holdings, Ltd.......................................    70,000      11,281
    Sun Art Retail Group, Ltd..........................................   581,000     592,848
#   Sun King Power Electronics Group...................................   198,000      27,544
    Sunac China Holdings, Ltd..........................................   635,000   2,880,225
    Sunny Optical Technology Group Co., Ltd............................   121,200   1,948,154
#*  Sunshine 100 China Holdings, Ltd...................................   120,000      21,421
#   Symphony Holdings, Ltd.............................................   470,000      56,939
*   TAL Education Group, ADR...........................................    25,856   1,106,895
*   Tarena International, Inc., ADR....................................     8,606       6,679
*   Taung Gold International, Ltd...................................... 3,250,000      15,762
    TCL Electronics Holdings, Ltd......................................   252,666     119,751
*   Tech Pro Technology Development, Ltd............................... 1,644,000       2,685
*   Technovator International, Ltd.....................................   108,000       8,815
    Tencent Holdings, Ltd..............................................   717,500  29,103,890
#   Tenfu Cayman Holdings Co., Ltd.....................................    66,000      49,266
#   Texhong Textile Group, Ltd.........................................   125,000     126,286
#   Tian An China Investment Co., Ltd..................................   140,000      67,762
*   Tian Ge Interactive Holdings, Ltd..................................   199,000      53,283
    Tian Shan Development Holding, Ltd.................................    72,000      17,728
    Tiangong International Co., Ltd....................................   272,000      97,126
    Tianjin Capital Environmental Protection Group Co., Ltd., Class H..    80,000      28,843
    Tianjin Development Holdings, Ltd..................................   124,000      35,782
    Tianjin Port Development Holdings, Ltd.............................   744,000      68,219
#   Tianneng Power International, Ltd..................................   336,000     219,481
    Tingyi Cayman Islands Holding Corp.................................   604,000     803,499
    Tomson Group, Ltd..................................................   152,385      36,398
    Tong Ren Tang Technologies Co., Ltd., Class H......................   159,000     158,301
#   Tongda Group Holdings, Ltd......................................... 1,810,000     147,312
    Tonly Electronics Holdings, Ltd....................................    22,200      16,636
#   Top Spring International Holdings, Ltd.............................    95,000      19,479
    Towngas China Co., Ltd.............................................   247,441     190,746

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                            SHARES    VALUE>>
                                                                           --------- ----------
CHINA -- (Continued)
    TPV Technology, Ltd...................................................   355,412 $  173,861
#   TravelSky Technology, Ltd., Class H...................................   188,500    429,677
    Trigiant Group, Ltd...................................................   190,000     33,140
    Trip.com Group Ltd....................................................    47,879  1,579,528
#*  Truly International Holdings, Ltd.....................................   641,140     83,068
    Tsaker Chemical Group, Ltd............................................    61,500     12,844
*   Tuniu Corp., Sponsored ADR............................................     6,952     20,856
    Uni-President China Holdings, Ltd.....................................   464,966    480,278
*   United Energy Group, Ltd.............................................. 2,382,000    482,204
    Vinda International Holdings, Ltd.....................................   101,000    190,375
*   Vipshop Holdings, Ltd., ADR...........................................   105,330  1,215,508
    Want Want China Holdings, Ltd......................................... 1,625,000  1,368,914
    Wasion Holdings, Ltd..................................................   180,000     89,172
*   Weibo Corp., Sponsored ADR............................................    13,027    640,798
    Weichai Power Co., Ltd., Class H......................................   515,120    810,809
    Weiqiao Textile Co., Class H..........................................    58,000     15,286
    West China Cement, Ltd................................................ 1,156,000    185,231
#   Wisdom Education International Holdings Co., Ltd......................   166,000     71,161
    Xiabuxiabu Catering Management China Holdings Co., Ltd................   137,500    183,416
    Xiamen International Port Co., Ltd., Class H..........................   272,000     38,136
    Xingda International Holdings, Ltd....................................   300,723     83,809
    Xingfa Aluminium Holdings, Ltd........................................    48,000     49,601
    Xinhua Winshare Publishing and Media Co., Ltd., Class H...............   113,000     80,245
#   Xinjiang Goldwind Science & Technology Co., Ltd., Class H.............   122,258    145,806
*   Xinjiang Xinxin Mining Industry Co., Ltd., Class H....................   236,000     14,884
*   Xinming China Holdings, Ltd...........................................    18,000      2,592
    Xinyi Solar Holdings, Ltd............................................. 1,094,450    618,404
    Xinyuan Real Estate Co., Ltd., ADR....................................    15,156     55,471
    Xtep International Holdings, Ltd......................................   275,968    160,230
*   Xunlei, Ltd., ADR.....................................................    12,250     67,130
#   Yadea Group Holdings, Ltd.............................................   388,000     84,100
*   Yanchang Petroleum International, Ltd................................. 2,200,000     14,573
    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., Class H........    49,500     77,776
    Yanzhou Coal Mining Co., Ltd., Class H................................   708,000    718,317
    Yashili International Holdings, Ltd...................................   397,000     43,147
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H..............    37,600    230,631
*   Yida China Holdings, Ltd..............................................    36,000      9,195
    Yihai International Holding, Ltd......................................   133,000    904,499
    Yip's Chemical Holdings, Ltd..........................................    88,000     26,126
*   Yiren Digital, Ltd., ADR..............................................     5,819     37,649
#*  Youyuan International Holdings, Ltd...................................   136,920      4,543
*   YuanShengTai Dairy Farm, Ltd..........................................   760,000     29,988
    Yuexiu Property Co., Ltd.............................................. 2,913,292    641,689
    Yuexiu Transport Infrastructure, Ltd..................................   200,752    185,327
    Yum China Holdings, Inc...............................................    78,364  3,330,470
    Yunnan Water Investment Co., Ltd., Class H............................    49,000     10,869
    Yuzhou Properties Co., Ltd............................................   760,850    321,400
    Zhejiang Expressway Co., Ltd., Class H................................   370,000    302,982
    Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H..............    73,600     37,122
*   Zhong An Group, Ltd...................................................   490,000     14,735
    Zhongsheng Group Holdings, Ltd........................................   188,500    624,918
    Zhongyu Gas Holdings, Ltd.............................................    58,455     56,631
#   Zhou Hei Ya International Holdings Co., Ltd...........................   207,500    104,368
#*  Zhuguang Holdings Group Co., Ltd......................................   344,000     46,957
    Zhuhai Holdings Investment Group, Ltd.................................    82,000     10,237
    Zhuzhou CRRC Times Electric Co., Ltd., Class H........................   127,150    471,799
    Zijin Mining Group Co., Ltd., Class H................................. 1,596,000    552,838
    Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H.....   228,800    167,961
*   ZTE Corp., Class H....................................................    45,520    126,996

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CHINA -- (Continued)
    ZTO Express Cayman, Inc., ADR....................................  43,028 $    946,616
                                                                              ------------
TOTAL CHINA..........................................................          270,769,014
                                                                              ------------
COLOMBIA -- (0.4%)
    Almacenes Exito SA............................................... 125,451      664,371
    Banco de Bogota SA...............................................  14,112      363,321
    Bancolombia SA, Sponsored ADR....................................  15,816      820,534
    Bancolombia SA...................................................  36,461      443,357
    Bolsa de Valores de Colombia.....................................   3,425       10,944
    Celsia SA ESP.................................................... 223,607      287,778
    Cementos Argos SA................................................ 171,894      388,033
*   CEMEX Latam Holdings SA..........................................  76,893      103,510
*   Constructora Conconcreto SA......................................   2,809          349
*   Corp. Financiera Colombiana SA...................................  39,515      340,200
    Ecopetrol SA..................................................... 963,173      866,286
*   Empresa de Telecomunicaciones de Bogota.......................... 193,442       13,735
    Grupo Argos SA...................................................  59,426      321,744
    Grupo Aval Acciones y Valores SA, ADR............................  19,026      155,062
    Grupo de Inversiones Suramericana SA.............................  33,214      336,071
*   Grupo Energia Bogota SA ESP...................................... 222,994      143,495
    Grupo Nutresa SA.................................................  36,757      278,831
    Interconexion Electrica SA ESP................................... 125,172      722,146
    Mineros SA.......................................................   5,269        5,230
    Promigas SA ESP..................................................   7,608       17,985
                                                                              ------------
TOTAL COLOMBIA.......................................................            6,282,982
                                                                              ------------
CZECH REPUBLIC -- (0.2%)
    CEZ A.S..........................................................  40,986      934,908
    Komercni banka A.S...............................................  15,235      514,896
    Moneta Money Bank A.S............................................ 325,174    1,079,617
    O2 Czech Republic A.S............................................  21,410      201,976
                                                                              ------------
TOTAL CZECH REPUBLIC.................................................            2,731,397
                                                                              ------------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E., GDR.................. 266,956    1,318,674
    Egyptian Financial Group-Hermes Holding Co., GDR.................   7,190       16,538
    Egyptian Financial Group-Hermes Holding Co., GDR.................   1,326        3,050
                                                                              ------------
TOTAL EGYPT..........................................................            1,338,262
                                                                              ------------
GREECE -- (0.4%)
    Aegean Airlines SA...............................................  14,009      127,938
*   Alpha Bank AE.................................................... 210,538      449,243
    Athens Water Supply & Sewage Co. SA..............................  16,969      150,341
    AUTOHELLAS SA....................................................   3,311       25,540
    Bank of Greece...................................................   2,534       39,855
*   Ellaktor SA......................................................  37,044       76,043
*   Eurobank Ergasias SA............................................. 127,166      128,912
*   FF Group.........................................................  11,777       26,734
    Fourlis Holdings SA..............................................  23,710      142,853
*   GEK Terna Holding Real Estate Construction SA....................  29,609      224,456
    Hellenic Exchanges--Athens Stock Exchange SA.....................  17,385       87,226
    Hellenic Petroleum SA............................................  20,327      193,219
    Hellenic Telecommunications Organization SA......................  63,383      961,291
    Holding Co. ADMIE IPTO SA........................................  47,833      113,932
*   Intracom Holdings SA.............................................  24,302       25,508
    JUMBO SA.........................................................  28,161      548,644
*   LAMDA Development SA.............................................  15,079      120,045

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GREECE -- (Continued)
    Motor Oil Hellas Corinth Refineries SA...........................  20,574 $  508,840
    Mytilineos SA....................................................  25,613    280,701
*   National Bank of Greece SA....................................... 141,938    481,367
*   Piraeus Bank SA.................................................. 131,606    459,020
    Piraeus Port Authority SA........................................   3,323     85,129
*   Public Power Corp. SA............................................  23,407     82,772
    Sarantis SA......................................................   9,672     85,496
    Terna Energy SA..................................................  15,305    124,788
*   Titan Cement International SA....................................   9,067    191,143
                                                                              ----------
TOTAL GREECE.........................................................          5,741,036
                                                                              ----------
HONG KONG -- (0.0%)
*   Leyou Technologies Holdings, Ltd................................. 380,000    125,749
                                                                              ----------
HUNGARY -- (0.3%)
#   CIG Pannonia Life Insurance P.L.C., Class A......................  14,978      9,197
    Magyar Telekom Telecommunications P.L.C.......................... 260,648    388,563
    MOL Hungarian Oil & Gas P.L.C.................................... 260,949  2,580,590
    OTP Bank P.L.C...................................................  44,441  2,049,483
                                                                              ----------
TOTAL HUNGARY........................................................          5,027,833
                                                                              ----------
INDIA -- (10.6%)
*   3M India, Ltd....................................................     554    175,865
*   5Paisa Capital, Ltd..............................................   8,615     20,382
    Aarti Drugs, Ltd.................................................   2,801     21,203
    Aarti Industries, Ltd............................................  26,488    328,339
*   Aarti Surfactants, Ltd...........................................   1,324      3,968
    ABB India, Ltd...................................................   5,237    106,923
    Abbott India, Ltd................................................   1,520    250,907
    ACC, Ltd.........................................................  17,993    398,783
    Action Construction Equipment, Ltd...............................   7,217      8,333
    Adani Enterprises, Ltd...........................................  73,800    204,957
    Adani Gas, Ltd................................................... 146,362    302,902
*   Adani Green Energy, Ltd.......................................... 111,381    140,389
*   Adani Power, Ltd................................................. 371,686    345,280
*   Adani Transmissions, Ltd......................................... 108,012    419,785
*   Aditya Birla Capital, Ltd........................................ 250,344    289,820
*   Aditya Birla Fashion and Retail, Ltd............................. 100,330    301,074
    Advanced Enzyme Technologies, Ltd................................   8,712     22,791
    Aegis Logistics, Ltd.............................................  32,617     78,951
    Agro Tech Foods, Ltd.............................................   4,264     38,577
    Ahluwalia Contracts India, Ltd...................................   2,080      8,858
    AIA Engineering, Ltd.............................................  12,413    300,531
    Ajanta Pharma, Ltd...............................................  12,898    190,771
    Akzo Nobel India, Ltd............................................   4,305    127,808
    Alembic Pharmaceuticals, Ltd.....................................  27,495    213,150
    Alembic, Ltd.....................................................  54,445     39,910
*   Allahabad Bank................................................... 351,962    131,141
    Allcargo Logistics, Ltd..........................................  33,994     49,740
    Amara Raja Batteries, Ltd........................................  22,700    218,917
    Ambuja Cements, Ltd.............................................. 116,793    333,952
*   Amtek Auto, Ltd..................................................  52,973        770
    Anant Raj, Ltd...................................................  53,435     23,964
*   Andhra Bank...................................................... 205,859     51,183
    Andhra Sugars, Ltd. (The)........................................   2,017      7,625
*   Anveshan Heavy Engineering, Ltd..................................   3,112     21,277
    Apar Industries, Ltd.............................................   7,842     58,805
    APL Apollo Tubes, Ltd............................................   3,950     81,047

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Apollo Tyres, Ltd................................................ 157,155 $  420,757
*   Arvind Fashions, Ltd.............................................  16,804    107,227
    Arvind, Ltd......................................................  84,021     59,810
    Asahi India Glass, Ltd...........................................  26,973     79,478
    Ashiana Housing, Ltd.............................................  15,215     20,521
    Ashok Leyland, Ltd............................................... 603,939    653,180
*   Ashoka Buildcon, Ltd.............................................  39,545     57,555
    Asian Paints, Ltd................................................  67,549  1,721,292
    Astral Polytechnik, Ltd..........................................  13,530    212,667
    Atul, Ltd........................................................   4,562    275,847
    Automotive Axles, Ltd............................................   3,807     51,718
    Avanti Feeds, Ltd................................................  18,377    117,219
*   Avenue Supermarts, Ltd...........................................     539     15,132
    Axis Bank, Ltd................................................... 230,093  2,370,267
    Bajaj Auto, Ltd..................................................  22,909  1,046,433
*   Bajaj Consumet Care, Ltd.........................................  33,236    117,706
    Bajaj Electricals, Ltd...........................................  11,884     63,456
    Bajaj Finance, Ltd...............................................  43,930  2,492,073
    Bajaj Finserv, Ltd...............................................   8,788  1,006,657
*   Bajaj Hindusthan Sugar, Ltd...................................... 210,829     18,583
    Bajaj Holdings & Investment, Ltd.................................  13,923    715,722
    Balaji Amines, Ltd...............................................   6,470     29,667
    Balkrishna Industries, Ltd.......................................  45,952    572,967
    Balmer Lawrie & Co., Ltd.........................................  20,437     56,923
    Balrampur Chini Mills, Ltd.......................................  78,854    180,978
    Banco Products India, Ltd........................................  11,777     19,359
    Bandhan Bank, Ltd................................................  53,568    462,269
*   Bank of Baroda................................................... 193,224    264,573
*   Bank of Maharashtra.............................................. 198,041     33,023
    Bannari Amman Sugars, Ltd........................................     894     14,727
    BASF India, Ltd..................................................   2,478     35,194
    Bata India, Ltd..................................................   9,609    244,354
    BEML, Ltd........................................................   5,626     81,602
    Berger Paints India, Ltd......................................... 106,165    775,601
    Bhansali Engineering Polymers, Ltd...............................  29,445     22,660
    Bharat Forge, Ltd................................................ 102,023    648,487
    Bharat Petroleum Corp., Ltd...................................... 171,963  1,271,264
    Bharat Rasayan, Ltd..............................................     365     29,526
    Bharti Airtel, Ltd............................................... 630,524  3,315,375
    Bharti Infratel, Ltd.............................................  95,502    255,575
    Biocon, Ltd......................................................  71,234    246,118
    Birla Corp., Ltd.................................................  10,855     87,104
*   Birlasoft, Ltd...................................................  80,994     76,422
    Blue Dart Express, Ltd...........................................     537     18,020
    Blue Star, Ltd...................................................  14,558    172,868
    Bodal Chemicals, Ltd.............................................  28,773     30,956
    Bombay Dyeing & Manufacturing Co., Ltd...........................  33,291     38,212
*   Borosil Glass Works, Ltd.........................................   9,673     23,992
    Bosch, Ltd.......................................................   1,532    329,407
    Brigade Enterprises, Ltd.........................................  32,571     94,688
    Britannia Industries, Ltd........................................  14,010    646,358
    BSE, Ltd.........................................................   6,411     50,291
    Can Fin Homes, Ltd...............................................  22,994    127,608
*   Canara Bank......................................................  80,323    229,225
    Capacit'e Infraprojects, Ltd.....................................  12,709     37,952
    Carborundum Universal, Ltd.......................................  26,926    121,809
    Care Ratings, Ltd................................................  16,852    126,998
    Castrol India, Ltd............................................... 106,814    227,388
    CCL Products India, Ltd..........................................  38,497    112,234

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Ceat, Ltd........................................................  12,726 $  182,031
    Central Depository Services India, Ltd...........................   4,550     14,980
    Century Plyboards India, Ltd.....................................  37,659     86,230
    Century Textiles & Industries, Ltd...............................  18,089    107,724
    Cera Sanitaryware, Ltd...........................................   2,844    108,178
    CESC, Ltd........................................................  24,069    270,548
*   CG Power and Industrial Solutions, Ltd........................... 203,600     41,565
    Chambal Fertilizers & Chemicals, Ltd.............................  72,529    174,132
*   Chennai Petroleum Corp., Ltd.....................................  22,713     50,551
    Chennai Super Kings Cricket, Ltd................................. 130,176        774
    Cholamandalam Investment and Finance Co., Ltd.................... 102,350    439,581
    City Union Bank, Ltd............................................. 133,999    400,446
    Coal India, Ltd.................................................. 192,580    564,483
    Colgate-Palmolive India, Ltd.....................................  29,408    641,779
    Container Corp. Of India, Ltd....................................  65,461    542,144
    Coromandel International, Ltd....................................  45,855    307,780
*   Corp. Bank....................................................... 134,506     30,788
*   Cox & Kings Financial Service, Ltd...............................  17,067        133
    Cox & Kings, Ltd.................................................  46,655      1,149
    CRISIL, Ltd......................................................   9,323    192,219
    Crompton Greaves Consumer Electricals, Ltd....................... 196,701    706,564
    Cummins India, Ltd...............................................  13,400    102,442
    Cyient, Ltd......................................................  23,996    137,838
    Dabur India, Ltd................................................. 100,058    651,041
    DB Corp., Ltd....................................................  25,664     52,425
    DCB Bank, Ltd....................................................  99,628    253,167
    DCM Shriram, Ltd.................................................  26,469    137,176
    Deepak Fertilisers & Petrochemicals Corp., Ltd...................  16,772     25,126
    Deepak Nitrite, Ltd..............................................  14,093     67,843
*   Dewan Housing Finance Corp., Ltd.................................  95,892     23,494
    DFM Foods, Ltd...................................................   2,005      6,999
    Dhampur Sugar Mills, Ltd.........................................  15,975     48,389
    Dhanuka Agritech, Ltd............................................   9,320     40,050
    Dilip Buildcon, Ltd..............................................  18,685    114,081
    Dish TV India, Ltd............................................... 176,773     31,336
    Dishman Carbogen Amcis, Ltd......................................  29,525     49,880
    Divi's Laboratories, Ltd.........................................  18,285    450,508
    Dixon Technologies India, Ltd....................................     440     18,604
    DLF, Ltd......................................................... 150,151    388,323
    Dr Lal PathLabs, Ltd.............................................  12,391    268,473
*   Dynamatic Technologies, Ltd......................................   1,869     31,066
    eClerx Services, Ltd.............................................  11,671     73,822
    Edelweiss Financial Services, Ltd................................ 176,449    229,256
    Eicher Motors, Ltd...............................................   3,397  1,081,406
    EID Parry India, Ltd.............................................  39,453     95,841
    EIH, Ltd.........................................................  53,723    126,507
    Electrosteel Castings, Ltd.......................................  34,724      6,577
    Elgi Equipments, Ltd.............................................  25,498     99,130
    Emami, Ltd.......................................................  49,436    227,800
    Endurance Technologies, Ltd......................................  12,236    188,670
    Engineers India, Ltd.............................................  76,414    129,871
    Entertainment Network India, Ltd.................................   2,514      9,271
*   Eris Lifesciences, Ltd...........................................   2,491     15,183
    Escorts, Ltd.....................................................  29,203    270,916
    Essel Propack, Ltd...............................................  16,384     25,931
    Excel Industries, Ltd............................................     733      9,890
    Exide Industries, Ltd............................................  93,154    252,712
*   FDC, Ltd.........................................................  24,941     63,232
    Federal Bank, Ltd................................................ 862,719  1,018,417

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
*   Federal-Mogul Goetze India, Ltd..................................   3,768 $   29,275
    Finolex Cables, Ltd..............................................  29,305    159,365
    Finolex Industries, Ltd..........................................  17,949    153,833
    Firstsource Solutions, Ltd....................................... 142,208     98,304
*   Future Enterprises, Ltd..........................................  99,463     35,119
    Future Lifestyle Fashions, Ltd...................................  13,486     77,982
*   Future Retail, Ltd...............................................  43,845    235,187
    Gabriel India, Ltd...............................................  37,453     65,092
    GAIL India, Ltd.................................................. 520,488  1,011,420
    Garware Technical Fibres, Ltd....................................   5,427     90,002
    Gateway Distriparks, Ltd.........................................  28,293     37,308
    GE T&D India, Ltd................................................   4,230     12,275
    General Insurance Corp. of India.................................   7,766     34,113
*   GFL, Ltd.........................................................  16,368     19,338
    GHCL, Ltd........................................................  20,516     62,351
    GIC Housing Finance, Ltd.........................................  12,531     31,497
    Gillette India, Ltd..............................................   2,089    236,576
    Godrej Consumer Products, Ltd....................................  98,749  1,027,682
    Godrej Industries, Ltd...........................................  13,364     78,190
*   Godrej Properties, Ltd...........................................   6,390     89,681
    Granules India, Ltd..............................................  79,722    140,326
    Graphite India, Ltd..............................................   3,594     14,446
    Grasim Industries, Ltd...........................................  63,732    691,604
    Great Eastern Shipping Co., Ltd. (The)...........................  26,241    110,744
    Greaves Cotton, Ltd..............................................  47,399     93,158
*   Greenpanel Industries, Ltd.......................................  19,337      8,138
    Greenply Industries, Ltd.........................................  19,337     43,614
    Grindwell Norton, Ltd............................................   9,426     80,894
    Gujarat Alkalies & Chemicals, Ltd................................  11,691     76,786
    Gujarat Ambuja Exports, Ltd......................................  20,394     41,459
*   Gujarat Fluorochemicals, Ltd.....................................  16,368    152,768
    Gujarat Gas, Ltd.................................................  80,245    221,703
    Gujarat Industries Power Co., Ltd................................  19,775     20,070
    Gujarat Mineral Development Corp., Ltd...........................  47,029     42,000
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............  25,754     79,085
    Gujarat Pipavav Port, Ltd........................................ 105,817    128,679
    Gujarat State Fertilizers & Chemicals, Ltd.......................  73,343     82,912
    Gujarat State Petronet, Ltd......................................  85,718    253,528
    Gulf Oil Lubricants India, Ltd...................................   7,008     86,995
*   GVK Power & Infrastructure, Ltd.................................. 350,798     22,927
    Hatsun Agro Products, Ltd........................................   9,736     83,042
    Hatsun Agro Products, Ltd........................................     537      3,383
    Havells India, Ltd...............................................  55,386    538,665
    HBL Power Systems, Ltd...........................................  56,931     13,584
    HCL Technologies, Ltd............................................ 176,096  2,870,713
    HDFC Bank Ltd.................................................... 386,112  6,687,982
    HDFC Life Insurance Co., Ltd.....................................  40,843    359,901
*   HealthCare Global Enterprises, Ltd...............................  17,375     28,725
    HEG, Ltd.........................................................   2,260     31,447
    HeidelbergCement India, Ltd......................................  39,068    103,282
*   Hemisphere Properties India, Ltd.................................  33,278     78,258
    Heritage Foods, Ltd..............................................   6,774     28,590
    Hero MotoCorp, Ltd...............................................  26,491  1,010,925
    Hexaware Technologies, Ltd.......................................  69,847    327,842
    HFCL, Ltd........................................................ 320,731     80,149
    Hikal, Ltd.......................................................  20,117     33,905
    HIL, Ltd.........................................................   1,730     27,901
    Himadri Speciality Chemical, Ltd.................................  42,228     44,896
    Himatsingka Seide, Ltd...........................................  14,705     31,906

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Hindalco Industries, Ltd......................................... 347,163 $  915,520
    Hinduja Global Solutions, Ltd....................................   3,291     26,778
    Hindustan Unilever, Ltd.......................................... 141,308  4,341,375
    Honda SIEL Power Products, Ltd...................................     575      9,516
    Honeywell Automation India, Ltd..................................     764    301,563
*   Housing Development & Infrastructure, Ltd........................ 152,147      3,745
    Housing Development Finance Corp., Ltd........................... 197,128  5,930,368
    HT Media, Ltd....................................................  27,555      7,037
    Huhtamaki PPL, Ltd...............................................  11,366     40,715
    ICICI Bank, Ltd., Sponsored ADR.................................. 164,684  2,145,839
    ICICI Bank, Ltd..................................................   1,180      7,710
    ICICI Lombard General Insurance Co., Ltd.........................  13,789    259,712
    ICICI Prudential Life Insurance Co., Ltd.........................  51,567    370,173
*   IDFC First Bank, Ltd............................................. 562,492    353,639
    IDFC, Ltd........................................................ 483,656    240,035
*   IFB Industries, Ltd..............................................   4,858     53,285
*   IFCI, Ltd........................................................ 477,690     49,444
    IIFL Finance, Ltd................................................  99,665    161,566
*   IIFL Securities, Ltd.............................................  99,665     41,100
    IIFL Wealth Management, Ltd......................................  14,238    266,375
    India Cements, Ltd. (The)........................................  62,288     73,694
    Indiabulls Housing Finance, Ltd.................................. 143,708    414,490
*   Indiabulls Integrated Services, Ltd..............................   2,915      2,601
*   Indiabulls Real Estate, Ltd...................................... 135,430    105,593
    Indiabulls Ventures, Ltd.........................................  35,876     50,779
    Indiabulls Ventures, Ltd.........................................   6,548      2,204
*   Indian Bank......................................................  59,582    111,680
    Indian Hotels Co., Ltd. (The).................................... 126,210    271,932
    Indian Hume Pipe Co., Ltd........................................   8,416     31,879
    Indian Oil Corp., Ltd............................................ 323,914    656,294
*   Indian Overseas Bank............................................. 499,496     75,575
    Indo Count Industries, Ltd.......................................  32,201     21,047
    Indoco Remedies, Ltd.............................................  12,214     27,670
    Indraprastha Gas, Ltd............................................  97,935    542,810
    IndusInd Bank, Ltd...............................................  26,493    490,071
    INEOS Styrolution India, Ltd.....................................   1,619     15,283
    Infibeam Avenues, Ltd............................................  56,457     36,324
    Info Edge India, Ltd.............................................   6,840    245,789
    Infosys, Ltd., Sponsored ADR..................................... 141,430  1,356,314
    Infosys, Ltd..................................................... 976,998  9,413,862
    Ingersoll-Rand India, Ltd........................................   4,807     44,405
*   Inox Leisure, Ltd................................................  29,769    152,871
*   Inox Wind, Ltd...................................................  30,495     14,890
    Insecticides India, Ltd..........................................   3,523     27,438
*   Intellect Design Arena, Ltd......................................  22,152     59,658
    InterGlobe Aviation, Ltd.........................................  16,513    338,236
*   IRB Infrastructure Developers, Ltd...............................  83,799     92,220
    ITD Cementation India, Ltd.......................................  35,112     28,390
    J Kumar Infraprojects, Ltd.......................................  16,833     36,847
    Jagran Prakashan, Ltd............................................  54,556     43,474
    Jai Corp., Ltd...................................................  22,407     28,384
    Jain Irrigation Systems, Ltd..................................... 155,375     32,948
*   Jaiprakash Power Ventures, Ltd................................... 476,905      7,732
*   Jammu & Kashmir Bank, Ltd. (The)................................. 143,649     67,108
    Jamna Auto Industries, Ltd.......................................  77,992     49,631
    JB Chemicals & Pharmaceuticals, Ltd..............................  12,437     59,883
    Jindal Poly Films, Ltd...........................................   2,316      7,187
    Jindal Saw, Ltd..................................................  82,171    102,780
*   Jindal Stainless Hisar, Ltd......................................  26,953     26,116

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
*   Jindal Stainless, Ltd............................................  48,382 $   23,727
*   Jindal Steel & Power, Ltd........................................ 194,376    316,495
    JK Cement, Ltd...................................................  10,543    166,985
    JK Lakshmi Cement, Ltd...........................................  13,039     53,268
    JK Paper, Ltd....................................................  41,108     70,334
    JK Tyre & Industries, Ltd........................................  33,006     35,568
    JM Financial, Ltd................................................ 146,953    161,421
    JMC Projects India, Ltd..........................................  21,310     30,471
    Johnson Controls-Hitachi Air Conditioning India, Ltd.............   3,653    110,735
    JSW Energy, Ltd.................................................. 200,737    192,363
    JSW Steel, Ltd................................................... 566,622  1,815,725
    JTEKT India, Ltd.................................................  33,878     44,414
    Jubilant Foodworks, Ltd..........................................  27,848    625,533
    Jubilant Life Sciences, Ltd......................................  50,434    397,883
*   Just Dial, Ltd...................................................  13,206    109,299
    Jyothy Labs Ltd..................................................  27,180     67,055
    Kajaria Ceramics, Ltd............................................  44,211    348,910
    Kalpataru Power Transmission, Ltd................................  29,121    175,815
    Kalyani Steels, Ltd..............................................  11,486     31,307
    Kansai Nerolac Paints, Ltd.......................................  47,210    372,958
    Karnataka Bank, Ltd. (The).......................................  98,718    108,579
    Karur Vysya Bank, Ltd. (The)..................................... 188,782    145,941
    Kaveri Seed Co., Ltd.............................................  11,931     88,337
    KCP, Ltd. (The)..................................................  30,121     28,814
    KEC International, Ltd...........................................  50,704    192,900
    KEI Industries, Ltd..............................................  25,830    214,678
    Kiri Industries, Ltd.............................................   7,501     43,621
    Kirloskar Oil Engines, Ltd.......................................  25,693     62,591
    KNR Constructions, Ltd...........................................  22,800     75,519
    Kolte-Patil Developers, Ltd......................................  11,282     39,813
    Kotak Mahindra Bank, Ltd.........................................  99,866  2,204,797
*   KPIT Engineering, Ltd............................................  80,994    104,447
    KPR Mill, Ltd....................................................  10,932    100,008
    KRBL, Ltd........................................................  34,591    110,782
    L&T Finance Holdings, Ltd........................................ 305,522    411,436
    LA Opala RG, Ltd.................................................   2,832      6,583
    Lakshmi Machine Works, Ltd.......................................     415     20,940
*   Lakshmi Vilas Bank, Ltd. (The)...................................  34,290      7,427
    Larsen & Toubro Infotech, Ltd....................................  14,313    346,354
    Laurus Labs, Ltd.................................................   7,515     39,378
    LG Balakrishnan & Bros, Ltd......................................   5,958     26,266
    LIC Housing Finance, Ltd......................................... 151,919    887,970
    Linde India, Ltd.................................................  11,710     92,144
    LT Foods, Ltd....................................................  64,829     23,842
    Lumax Industries, Ltd............................................   2,016     36,288
    LUX Industries, Ltd..............................................   2,233     37,775
    Magma Fincorp, Ltd...............................................  72,433     54,728
    Mahanagar Gas, Ltd...............................................  14,324    205,731
    Maharashtra Scooters, Ltd........................................   1,746    113,250
    Maharashtra Seamless, Ltd........................................  11,052     56,528
    Mahindra & Mahindra Financial Services, Ltd...................... 103,754    518,697
    Mahindra & Mahindra, Ltd......................................... 206,423  1,761,650
*   Mahindra CIE Automotive, Ltd.....................................  41,536     87,487
*   Mahindra Holidays & Resorts India, Ltd...........................   3,277     10,005
    Mahindra Lifespace Developers, Ltd...............................   1,752     10,242
    Majesco, Ltd.....................................................   8,575     51,677
    Manappuram Finance, Ltd.......................................... 254,929    610,143
    Marico, Ltd...................................................... 154,753    798,449
    Maruti Suzuki India, Ltd.........................................  18,844  2,007,817

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    MAS Financial Services, Ltd......................................   1,478 $   14,873
    Mastek, Ltd......................................................   2,825     13,654
    Mayur Uniquoters, Ltd............................................   7,210     22,381
    Meghmani Organics, Ltd...........................................  52,538     38,552
    Minda Corp., Ltd.................................................  41,409     58,282
    Minda Industries, Ltd............................................  35,542    184,935
    Mindtree, Ltd....................................................   9,695     97,355
    MOIL, Ltd........................................................  39,430     77,146
    Motherson Sumi Systems, Ltd...................................... 388,929    677,086
    Motilal Oswal Financial Services, Ltd............................  21,691    203,229
    Mphasis, Ltd.....................................................  40,459    541,027
    MPS, Ltd.........................................................   2,372     19,663
    MRF, Ltd.........................................................     475    439,847
    Multi Commodity Exchange of India, Ltd...........................   3,805     60,954
*   Music Broadcast, Ltd.............................................  26,285     11,171
*   Muthoot Capital Services, Ltd....................................   3,237     20,556
    Muthoot Finance, Ltd.............................................  58,940    584,793
    National Aluminium Co., Ltd...................................... 299,608    191,104
    Nava Bharat Ventures, Ltd........................................  54,195     56,382
    Navin Fluorine International, Ltd................................   5,554     70,449
    Navneet Education, Ltd...........................................  37,731     54,635
    NBCC India, Ltd.................................................. 111,654     59,276
    NCC, Ltd......................................................... 226,588    184,482
    NESCO, Ltd.......................................................  11,674     91,342
    Nestle India, Ltd................................................   5,986  1,260,980
    Neuland Laboratories, Ltd........................................   3,851     26,679
    NHPC, Ltd........................................................ 669,900    222,284
    NIIT Technologies, Ltd...........................................   1,584     34,594
    NIIT, Ltd........................................................  23,857     33,041
    Nilkamal, Ltd....................................................   2,517     44,824
    NLC India, Ltd...................................................  88,191     72,468
    NOCIL, Ltd.......................................................  29,828     51,116
    NRB Bearings, Ltd................................................  22,385     34,713
    NTPC, Ltd........................................................ 426,088    735,068
    Oberoi Realty, Ltd...............................................  27,402    194,920
*   Odisha Cement, Ltd...............................................  38,292    436,867
    Omaxe, Ltd.......................................................  22,851     59,027
*   Oracle Financial Services Software, Ltd..........................   7,861    348,928
    Orient Cement, Ltd...............................................  28,090     31,135
    Orient Electric, Ltd.............................................   8,650     24,132
    Orient Refractories, Ltd.........................................  20,027     61,613
*   Oriental Bank of Commerce........................................ 203,607    156,267
    Oriental Carbon & Chemicals, Ltd.................................   1,568     22,122
    Page Industries, Ltd.............................................   2,239    818,033
    Paisalo Digital, Ltd.............................................   1,915     12,421
    Parag Milk Foods, Ltd............................................  15,727     31,745
    PC Jeweller, Ltd.................................................  73,554     33,148
    Persistent Systems, Ltd..........................................  24,430    213,871
    Petronet LNG, Ltd................................................ 324,395  1,307,167
    Phillips Carbon Black, Ltd.......................................  29,375     52,000
    Phoenix Mills, Ltd. (The)........................................  22,383    226,740
    PI Industries, Ltd...............................................  33,383    669,295
    Pidilite Industries, Ltd.........................................  40,259    797,180
    PNB Housing Finance, Ltd.........................................  15,438    116,435
    PNC Infratech, Ltd...............................................  30,600     72,780
    Poly Medicure, Ltd...............................................   6,882     19,794
    Polyplex Corp., Ltd..............................................   6,276     43,327
*   Power Finance Corp., Ltd......................................... 303,129    465,693
    Power Grid Corp. of India, Ltd................................... 328,946    920,331

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Praj Industries, Ltd.............................................  30,429 $   49,093
    Prakash Industries, Ltd..........................................  32,212     23,269
    Prestige Estates Projects, Ltd...................................  66,478    284,950
*   Prime Focus, Ltd.................................................  35,207     33,126
*   Procter & Gamble Health, Ltd.....................................   1,462     96,037
    Procter & Gamble Hygiene & Health Care, Ltd......................   3,205    552,078
    PSP Projects, Ltd................................................   3,766     28,977
    PTC India Financial Services, Ltd................................ 117,889     22,573
    PTC India, Ltd................................................... 115,845     97,470
*   Punjab National Bank............................................. 176,158    161,854
    Puravankara, Ltd.................................................  19,821     18,258
    PVR, Ltd.........................................................  14,617    366,437
*   Quess Corp., Ltd.................................................   1,237      9,007
    Rain Industries Ltd..............................................  50,053     68,582
    Rajesh Exports, Ltd..............................................  36,321    346,068
    Rallis India, Ltd................................................   6,550     15,505
    Ramco Cements, Ltd. (The)........................................  34,166    377,512
    Ramco Industries, Ltd............................................  13,922     35,873
    Ramkrishna Forgings, Ltd.........................................   7,724     31,843
    Rane Holdings, Ltd...............................................   1,683     20,861
    Rashtriya Chemicals & Fertilizers, Ltd...........................  77,501     60,406
    Ratnamani Metals & Tubes, Ltd....................................   5,709     77,541
*   RattanIndia Power, Ltd........................................... 375,276      8,178
    RBL Bank, Ltd....................................................  67,483    293,989
    REC, Ltd......................................................... 368,269    724,475
    Redington India, Ltd............................................. 143,736    241,334
    Relaxo Footwears, Ltd............................................  11,508     89,133
    Reliance Capital, Ltd............................................  52,467     14,254
    Reliance Home Finance, Ltd....................................... 116,001      7,840
    Reliance Infrastructure, Ltd.....................................  57,599     28,377
*   Reliance Power, Ltd.............................................. 229,033     10,794
    Repco Home Finance, Ltd..........................................  23,561     96,198
*   RP-SG Business Process Services, Ltd.............................   4,814     23,067
    Sadbhav Engineering, Ltd.........................................  39,909     77,292
    Sadbhav Infrastructure Project, Ltd..............................  32,915     19,801
    Sagar Cements, Ltd...............................................     739      6,311
*   Sanghi Industries, Ltd...........................................  45,846     29,792
    Savita Oil Technologies, Ltd.....................................     516      7,253
    SBI Life Insurance Co., Ltd......................................  22,580    315,836
    Schaeffler India, Ltd............................................     503     30,517
    Security & Intelligence Services India, Ltd......................   1,008     12,953
    Sequent Scientific, Ltd..........................................  34,602     37,063
    Seshasayee Paper & Boards, Ltd...................................   3,845      9,968
*   SH Kelkar & Co., Ltd.............................................   5,746     10,162
    Shankara Building Products, Ltd..................................   3,661     17,681
    Sharda Cropchem, Ltd.............................................   8,445     32,890
    Shilpa Medicare, Ltd.............................................  10,912     44,321
*   Shipping Corp. of India, Ltd.....................................  37,170     30,308
    Shoppers Stop, Ltd...............................................   5,605     29,925
    Shree Cement, Ltd................................................   2,077    585,083
    Shriram City Union Finance, Ltd..................................   6,356    118,418
*   Shriram EPC, Ltd.................................................  22,118      2,530
    Shriram Transport Finance Co., Ltd...............................  86,301  1,385,000
*   Sintex Plastics Technology, Ltd.................................. 184,858      4,295
    Siyaram Silk Mills, Ltd..........................................   2,906     10,141
    SML ISUZU, Ltd...................................................   3,384     27,962
    Sobha, Ltd.......................................................  31,407    187,529
    Solar Industries India, Ltd......................................   9,823    146,114
    Somany Ceramics, Ltd.............................................   7,348     19,342

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
*   Somany Home Innovation, Ltd......................................  17,822 $   40,190
    Sonata Software, Ltd.............................................  29,236    128,618
    South Indian Bank, Ltd. (The).................................... 645,437    102,244
*   Spencer's Retail Ltd.............................................  14,441     14,616
    Srei Infrastructure Finance, Ltd.................................  86,569     12,719
    SRF, Ltd.........................................................   8,127    331,907
    Srikalahasthi Pipes, Ltd.........................................   7,842     19,818
*   Star Cement, Ltd.................................................  34,381     46,737
*   State Bank of India.............................................. 262,482  1,154,734
*   State Bank of India, GDR.........................................   1,409     61,010
    Steel Authority of India, Ltd.................................... 254,439    131,784
    Sterlite Technologies, Ltd.......................................  61,607    113,229
    Strides Pharma Science, Ltd......................................  26,263    142,364
    Subros, Ltd......................................................  14,654     52,672
    Sudarshan Chemical Industries....................................  10,535     60,752
    Sun TV Network, Ltd..............................................  42,031    312,212
    Sundaram Finance Holdings, Ltd...................................   4,466      4,345
    Sundaram Finance, Ltd............................................  10,822    244,425
    Sundaram-Clayton, Ltd............................................   1,860     54,972
    Sundram Fasteners, Ltd...........................................  35,624    245,413
    Sunteck Realty, Ltd..............................................  27,412    159,106
    Suprajit Engineering, Ltd........................................  22,155     57,946
    Supreme Industries, Ltd..........................................  20,001    327,860
    Supreme Petrochem, Ltd...........................................  17,842     44,747
    Surya Roshni, Ltd................................................  12,778     33,115
    Suven Life Sciences, Ltd.........................................  28,997    115,352
    Swaraj Engines, Ltd..............................................   2,273     36,673
    Symphony, Ltd....................................................   6,224    114,380
*   Syndicate Bank................................................... 449,067    188,140
    Syngene International, Ltd.......................................  44,968    210,083
    TAKE Solutions, Ltd..............................................  24,685     39,083
    Tasty Bite Eatables, Ltd.........................................     176     24,778
    Tata Chemicals, Ltd..............................................  26,278    233,117
    Tata Communications, Ltd.........................................  33,278    165,408
    Tata Consultancy Services, Ltd................................... 220,909  7,087,152
    Tata Elxsi, Ltd..................................................   9,084    104,696
    Tata Global Beverages, Ltd....................................... 161,648    721,876
    Tata Metaliks, Ltd...............................................   5,166     44,923
*   Tata Motors, Ltd................................................. 811,341  2,007,352
    Tata Power Co., Ltd. (The)....................................... 350,425    292,943
*   Tata Sponge Iron, Ltd............................................   8,706     49,918
    Tata Steel, Ltd.................................................. 226,368  1,210,305
    TCI Express, Ltd.................................................   8,425     91,984
    Tech Mahindra, Ltd............................................... 191,363  1,992,610
*   Techno Electric & Engineering Co., Ltd...........................  14,738     55,337
    Tejas Networks, Ltd..............................................   8,203      8,586
    Texmaco Rail & Engineering, Ltd..................................  32,187     20,060
    Thermax, Ltd.....................................................   5,073     80,689
    Thirumalai Chemicals, Ltd........................................  28,380     32,439
    Thomas Cook India, Ltd...........................................  47,330     87,724
    Thyrocare Technologies, Ltd......................................   8,171     65,025
*   TI Financial Holdings, Ltd.......................................  30,297    193,284
    Tide Water Oil Co India, Ltd.....................................     569     38,691
    Time Technoplast, Ltd............................................  62,676     55,635
    Timken India, Ltd................................................   5,771     72,410
    Tinplate Co. of India, Ltd. (The)................................  13,601     23,288
    Titan Co., Ltd...................................................  85,114  1,597,567
    Torrent Power, Ltd...............................................  63,788    251,655
    Tourism Finance Corp. of India, Ltd..............................   4,049      4,647

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
INDIA -- (Continued)
    Transport Corp. of India, Ltd....................................    16,849 $     68,763
    Trent, Ltd.......................................................    23,170      176,834
    Trident, Ltd.....................................................    38,950       33,867
    Triveni Engineering & Industries, Ltd............................    45,289       41,439
    Triveni Turbine, Ltd.............................................    39,003       56,373
    TTK Prestige, Ltd................................................     1,165      101,913
    Tube Investments of India, Ltd...................................    37,042      208,697
    TV Today Network, Ltd............................................    13,322       59,865
*   TV18 Broadcast, Ltd..............................................   270,590       93,356
    TVS Srichakra, Ltd...............................................     1,771       46,669
*   UCO Bank.........................................................   258,455       49,302
    Uflex, Ltd.......................................................    15,527       45,431
    UltraTech Cement, Ltd............................................    21,449    1,252,676
*   Union Bank of India..............................................   213,027      171,709
    UPL, Ltd.........................................................   237,069    1,998,777
*   VA Tech Wabag, Ltd...............................................    10,086       28,093
    Vaibhav Global, Ltd..............................................     5,973       68,919
    Vakrangee, Ltd...................................................   160,488       80,252
    Vardhman Textiles, Ltd...........................................    10,903      137,902
    Varun Beverages, Ltd.............................................     2,371       20,654
    Vedanta, Ltd.....................................................   771,880    1,612,642
    Venky's India, Ltd...............................................     2,911       71,811
    Vesuvius India, Ltd..............................................     1,000       14,090
    V-Guard Industries, Ltd..........................................    40,880      141,999
    Vinati Organics, Ltd.............................................     7,191      219,899
    Vindhya Telelinks, Ltd...........................................     1,762       22,497
    VIP Industries, Ltd..............................................    23,109      153,596
    V-Mart Retail, Ltd...............................................     3,123       86,991
    Voltas, Ltd......................................................    12,247      121,558
    VRL Logistics, Ltd...............................................    15,003       56,364
    VST Tillers Tractors, Ltd........................................     1,799       33,281
    WABCO India, Ltd.................................................     2,053      179,323
    Welspun Corp., Ltd...............................................    45,947       95,590
    Welspun Enterprises, Ltd.........................................    26,652       32,637
    Welspun India, Ltd...............................................   187,140      148,853
    West Coast Paper Mills, Ltd......................................    14,590       48,284
    Wheels India, Ltd................................................     1,390       12,510
    Whirlpool of India, Ltd..........................................     8,665      270,318
    Wipro, Ltd.......................................................   308,377    1,131,883
    Wonderla Holidays, Ltd...........................................     3,715       14,698
    Yes Bank, Ltd....................................................   602,119      595,433
    Zee Entertainment Enterprises, Ltd...............................   166,696      611,479
    Zee Learn, Ltd...................................................    34,956       10,631
    Zensar Technologies, Ltd.........................................    39,770      101,057
                                                                                ------------
TOTAL INDIA..........................................................            158,368,848
                                                                                ------------
INDONESIA -- (2.7%)
    Ace Hardware Indonesia Tbk PT.................................... 3,310,400      398,417
    Adaro Energy Tbk PT.............................................. 9,572,400      892,468
    Adhi Karya Persero Tbk PT........................................ 1,039,625       92,572
*   Agung Podomoro Land Tbk PT....................................... 1,043,700       15,904
    AKR Corporindo Tbk PT............................................   479,400      135,205
*   Alam Sutera Realty Tbk PT........................................ 6,487,700      126,583
*   Alfa Energi Investama Tbk PT.....................................   168,500       28,803
    Aneka Tambang Tbk................................................ 2,431,589      154,008
    Arwana Citramulia Tbk PT......................................... 1,603,400       56,786
    Astra Agro Lestari Tbk PT........................................   263,667      214,756
    Astra Graphia Tbk PT.............................................   236,000       16,552
    Astra International Tbk PT....................................... 4,295,900    2,124,755

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
INDONESIA -- (Continued)
    Astra Otoparts Tbk PT............................................    444,800 $   40,404
*   Astrindo Nusantara Infrastructure Tbk PT.........................  5,686,600     20,255
*   Asuransi Kresna Mitra Tbk PT.....................................    678,200     46,367
*   Bank Bukopin Tbk.................................................  4,982,000     93,630
    Bank Central Asia Tbk PT.........................................  1,565,000  3,502,982
    Bank Danamon Indonesia Tbk PT....................................    985,242    294,720
*   Bank Ina Perdana PT..............................................    268,700     15,688
    Bank Mandiri Persero Tbk PT......................................  3,225,844  1,612,499
    Bank Negara Indonesia Persero Tbk PT.............................  1,515,500    827,285
*   Bank Pan Indonesia Tbk PT........................................  2,269,600    217,240
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............  1,166,600    150,465
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................  2,139,900    105,204
*   Bank Permata Tbk PT..............................................  1,264,758    120,235
    Bank Rakyat Indonesia Persero Tbk PT............................. 14,930,100  4,473,584
    Bank Tabungan Negara Persero Tbk PT..............................  1,523,273    201,609
    Barito Pacific Tbk PT............................................ 13,780,500    932,612
    Bayan Resources Tbk PT...........................................     13,000     12,750
    Bekasi Fajar Industrial Estate Tbk PT............................  2,476,300     44,776
*   Berlian Laju Tanker Tbk PT.......................................  2,525,666      8,996
*   Bintang Oto Global Tbk PT........................................    442,800     25,710
    BISI International Tbk PT........................................    932,700     88,319
    Blue Bird Tbk PT.................................................    291,800     47,600
    Bukit Asam Tbk PT................................................  1,919,505    307,363
*   Bumi Serpong Damai Tbk PT........................................  2,615,900    263,418
*   Bumi Teknokultura Unggul Tbk PT..................................  2,771,100     16,570
*   Capital Financial Indonesia Tbk PT...............................  1,669,100     46,137
    Charoen Pokphand Indonesia Tbk PT................................  2,351,715  1,054,695
*   Citra Marga Nusaphala Persada Tbk PT.............................    896,868    121,171
*   Delta Dunia Makmur Tbk PT........................................  3,936,700     91,354
*   Eagle High Plantations Tbk PT....................................  5,480,000     47,638
    Elnusa Tbk PT....................................................  2,138,700     47,827
    Erajaya Swasembada Tbk PT........................................    789,500     98,921
*   Gajah Tunggal Tbk PT.............................................    849,400     38,711
*   Garuda Indonesia Persero Tbk PT..................................  2,211,146     92,932
*   Global Mediacom Tbk PT...........................................  5,909,100    157,421
*   Hanson International Tbk PT...................................... 46,633,300    298,966
    Harum Energy Tbk PT..............................................    320,100     30,782
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................  1,193,900    618,031
    Indika Energy Tbk PT.............................................    944,200     86,363
    Indo Tambangraya Megah Tbk PT....................................    256,200    242,614
    Indocement Tunggal Prakarsa Tbk PT...............................    214,400    305,449
    Indofood CBP Sukses Makmur Tbk PT................................    703,900    582,778
    Indofood Sukses Makmur Tbk PT....................................  1,996,000  1,093,815
*   Indosat Tbk PT...................................................    493,300    116,630
    Industri dan Perdagangan Bintraco Dharma Tbk PT..................  2,427,000     39,043
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT.....................  2,358,000    206,485
    Inovisi Infracom Tbk PT..........................................    668,445          0
*   Inti Agri Resources Tbk PT.......................................  3,873,200     13,802
*   Intikeramik Alamasri Industri Tbk PT.............................  2,263,200     23,711
    Japfa Comfeed Indonesia Tbk PT...................................  3,168,300    388,110
    Jasa Marga Persero Tbk PT........................................    785,526    304,806
    Jaya Real Property Tbk PT........................................  1,230,300     58,282
    Kalbe Farma Tbk PT...............................................  5,434,200    617,100
    Kapuas Prima Coal Tbk PT.........................................  1,774,000     54,598
*   Kawasan Industri Jababeka Tbk PT.................................  8,369,468    191,950
    KMI Wire & Cable Tbk PT..........................................  1,523,700     61,874
*   Krakatau Steel Persero Tbk PT....................................  2,346,831     57,819
*   Kresna Graha Investama Tbk PT....................................  3,259,900    116,104
    Link Net Tbk PT..................................................    609,400    190,967

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
INDONESIA -- (Continued)
*   Lippo Cikarang Tbk PT............................................  1,557,710 $  144,203
    Malindo Feedmill Tbk PT..........................................    779,500     61,636
    Matahari Department Store Tbk PT.................................  1,616,100    418,928
    Mayora Indah Tbk PT..............................................  1,671,725    254,596
*   Medco Energi Internasional Tbk PT................................  5,891,400    276,792
    Media Nusantara Citra Tbk PT.....................................  3,301,700    309,155
    Metrodata Electronics Tbk PT.....................................    581,800     67,151
    Mitra Adiperkasa Tbk PT..........................................  4,877,000    347,389
    Mitra Keluarga Karyasehat Tbk PT.................................  1,042,400    192,994
*   MNC Investama Tbk PT............................................. 12,227,100     63,553
*   MNC Land Tbk PT..................................................  1,069,800     10,362
*   MNC Sky Vision Tbk PT............................................    269,000     18,585
*   Modernland Realty Tbk PT.........................................  6,013,600     96,794
*   Multistrada Arah Sarana Tbk PT...................................     33,500      1,264
    Nippon Indosari Corpindo Tbk PT..................................    928,544     87,927
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................    327,500    246,524
*   Pacific Strategic Financial Tbk PT...............................  1,990,200    103,503
    Pakuwon Jati Tbk PT..............................................  8,421,500    374,782
    Pan Brothers Tbk PT..............................................  1,955,500    103,822
*   Panin Financial Tbk PT........................................... 13,395,500    276,778
*   Paninvest Tbk PT.................................................    840,400     71,186
*   Pelayaran Tamarin Samudra Tbk PT.................................  1,797,000     61,987
    Perusahaan Gas Negara Tbk PT.....................................  3,122,300    468,560
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............  1,858,200    178,871
*   Pool Advista Indonesia Tbk PT....................................    350,400     44,678
    PP Persero Tbk PT................................................  1,298,742    164,270
    PP Properti Tbk PT...............................................  5,985,600     42,205
    Puradelta Lestari Tbk PT.........................................  4,283,200     92,119
    Ramayana Lestari Sentosa Tbk PT..................................  1,095,400     91,294
*   Rimo International Lestari Tbk PT................................ 18,540,300    166,405
*   Salim Ivomas Pratama Tbk PT......................................  1,609,400     40,332
*   Sampoerna Agro PT................................................    572,600     93,884
    Sarana Menara Nusantara Tbk PT...................................  6,228,400    292,436
    Sawit Sumbermas Sarana Tbk PT....................................  1,413,000     81,511
    Selamat Sempurna Tbk PT..........................................  1,169,600    122,873
    Semen Baturaja Persero Tbk PT....................................    807,400     34,808
    Semen Indonesia Persero Tbk PT...................................    559,200    504,334
*   Sentul City Tbk PT...............................................  9,332,500     77,740
    Sinar Mas Agro Resources & Technology Tbk PT.....................     36,000      9,856
*   Sinar Mas Multiartha Tbk PT......................................     16,500     11,328
*   Sitara Propertindo Tbk PT........................................  1,053,500     54,410
*   Smartfren Telecom Tbk PT.........................................  8,189,600     86,852
    Sri Rejeki Isman Tbk PT..........................................  8,246,800    166,831
*   Sugih Energy Tbk PT..............................................  5,670,200     20,197
    Sumber Alfaria Trijaya Tbk PT....................................  1,508,900     96,200
    Summarecon Agung Tbk PT..........................................  4,265,000    343,239
    Surya Citra Media Tbk PT.........................................  2,575,800    223,776
*   Surya Esa Perkasa Tbk PT.........................................  2,146,300     46,779
    Surya Semesta Internusa Tbk PT...................................  2,192,100    120,254
    Suryainti Permata Tbk PT.........................................  1,280,000          0
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...........     89,204  2,576,212
    Tempo Scan Pacific Tbk PT........................................    107,300     10,816
*   Tiga Pilar Sejahtera Food Tbk....................................  1,372,000      3,079
    Tiphone Mobile Indonesia Tbk PT..................................  1,094,000     26,191
    Total Bangun Persada Tbk PT......................................    672,000     20,095
*   Totalindo Eka Persada Tbk PT.....................................    559,300     23,290
    Tower Bersama Infrastructure Tbk PT..............................    810,100    364,971
*   Trada Alam Minera Tbk PT......................................... 12,608,800     96,950
    Truba Alam Manuggal Engineering PT...............................  3,328,000          0

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDONESIA -- (Continued)
    Tunas Baru Lampung Tbk PT........................................ 1,989,500 $   133,208
    Tunas Ridean Tbk PT..............................................   238,000      16,784
    Ultrajaya Milk Industry & Trading Co. Tbk PT..................... 1,078,000     116,767
    Unilever Indonesia Tbk PT........................................   322,000   1,002,607
    United Tractors Tbk PT...........................................   828,495   1,278,807
*   Vale Indonesia Tbk PT............................................   664,400     175,424
*   Visi Media Asia Tbk PT........................................... 5,092,600      29,320
    Waskita Beton Precast Tbk PT..................................... 4,888,800     115,568
    Waskita Karya Persero Tbk PT..................................... 1,755,243     194,366
    Wijaya Karya Beton Tbk PT........................................ 2,303,100      76,768
    Wijaya Karya Persero Tbk PT...................................... 1,648,549     232,499
*   XL Axiata Tbk PT................................................. 2,144,700     541,061
                                                                                -----------
TOTAL INDONESIA......................................................            39,524,712
                                                                                -----------
MALAYSIA -- (2.3%)
#   Duopharma Biotech Bhd............................................   127,030      40,716
#   Aeon Co. M Bhd...................................................   289,100     114,700
#   AEON Credit Service M Bhd........................................    61,690     225,839
    AFFIN Bank Bhd...................................................   275,199     127,690
    AirAsia Group Bhd................................................   984,900     449,670
*   AirAsia X Bhd....................................................   818,400      33,224
    Alliance Bank Malaysia Bhd.......................................   524,600     361,028
    Allianz Malaysia Bhd.............................................     9,700      32,044
    AMMB Holdings Bhd................................................   497,075     474,142
    Amway Malaysia Holdings Bhd......................................    13,300      18,350
    Ann Joo Resources Bhd............................................   154,200      41,265
    APM Automotive Holdings Bhd......................................    22,800      11,125
    Astro Malaysia Holdings Bhd......................................   488,100     157,739
    ATA IMS Bhd......................................................    54,500      20,166
    Axiata Group Bhd.................................................   792,909     815,001
    Batu Kawan Bhd...................................................    39,400     147,049
*   Benalec Holdings Bhd.............................................   227,000       8,407
    Berjaya Food Bhd.................................................    45,400      16,174
*   Bermaz Auto Bhd..................................................   328,300     179,015
    BIMB Holdings Bhd................................................   216,231     219,859
    Boustead Holdings Bhd............................................   238,660      57,050
#   Boustead Plantations Bhd.........................................   324,260      47,058
*   Bumi Armada Bhd.................................................. 1,458,100     156,643
    Bursa Malaysia Bhd...............................................   363,700     526,202
    CAB Cakaran Corp. Bhd............................................   172,400      19,927
    Cahya Mata Sarawak Bhd...........................................   139,800      80,865
    Can-One Bhd......................................................    42,900      33,831
    CB Industrial Product Holding Bhd................................   196,580      37,603
    CIMB Group Holdings Bhd.......................................... 1,188,154   1,491,158
*   Coastal Contracts Bhd............................................   125,600      34,236
    CSC Steel Holdings Bhd...........................................    55,500      13,079
    Cypark Resources Bhd.............................................   141,900      47,478
    D&O Green Technologies Bhd.......................................   343,200      61,447
    Dagang NeXchange Bhd.............................................   698,200      46,647
    Datasonic Group Bhd..............................................   375,000     102,069
*   Dayang Enterprise Holdings Bhd...................................   279,950     130,258
    Dialog Group Bhd.................................................   451,914     376,034
    DiGi.Com Bhd.....................................................   674,900     757,946
    DRB-Hicom Bhd....................................................   345,800     209,008
    Dutch Lady Milk Industries Bhd...................................     6,400      89,021
#   Eastern & Oriental Bhd...........................................   389,780      60,590
#*  Eco World Development Group Bhd..................................   536,900      83,433
*   Eco World International Bhd......................................   344,400      60,935
    Ekovest BHD......................................................   547,650      99,944

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MALAYSIA -- (Continued)
    Engtex Group Bhd.................................................   164,000 $   23,727
    Evergreen Fibreboard Bhd.........................................   218,700     15,920
*   FGV Holdings Bhd.................................................   599,300    157,465
    Fraser & Neave Holdings Bhd......................................    13,600    112,469
    Frontken Corp. Bhd...............................................   391,400    178,319
#   Gabungan AQRS Bhd................................................   185,778     57,210
    Gadang Holdings Bhd..............................................   363,600     59,555
    Gamuda Bhd.......................................................   486,200    434,758
#   Gas Malaysia Bhd.................................................    57,400     38,440
    Genting Plantations Bhd..........................................    65,400    155,009
    George Kent Malaysia Bhd.........................................   290,500     71,441
    Globetronics Technology Bhd......................................   336,066    166,208
    Glomac Bhd.......................................................   194,040     16,718
    Guan Chong Bhd...................................................    24,500     28,668
    GuocoLand Malaysia Bhd...........................................    34,800      5,535
    Hai-O Enterprise Bhd.............................................    91,300     51,087
    HAP Seng Consolidated Bhd........................................   275,520    657,980
    Hap Seng Plantations Holdings Bhd................................    90,600     31,694
    Hartalega Holdings Bhd...........................................   322,500    405,705
*   Hengyuan Refining Co. Bhd........................................    63,600     65,104
    HeveaBoard Bhd...................................................   272,900     36,165
    Hiap Teck Venture Bhd............................................   583,500     27,840
    Hock Seng LEE Bhd................................................    61,600     19,622
    Hong Leong Bank Bhd..............................................   117,290    482,951
    Hong Leong Financial Group Bhd...................................    67,713    282,196
    Hong Leong Industries Bhd........................................    26,900     69,486
    Hup Seng Industries Bhd..........................................   218,300     47,800
    IGB Bhd..........................................................    10,577      6,953
    IJM Corp. Bhd....................................................   866,114    445,307
    IJM Plantations Bhd..............................................    85,300     31,220
    Inari Amertron Bhd............................................... 1,017,463    478,284
    Insas Bhd........................................................   200,313     40,928
    IOI Corp. Bhd....................................................   249,605    260,516
    IOI Properties Group Bhd.........................................   461,310    114,665
*   Iris Corp. Bhd...................................................   736,100     25,543
#*  Iskandar Waterfront City Bhd.....................................   289,100     59,694
#*  JAKS Resources Bhd...............................................   315,000     79,731
    Jaya Tiasa Holdings Bhd..........................................   293,305     37,871
    JHM Consolidation Bhd............................................   137,400     43,602
    Kenanga Investment Bank Bhd......................................   159,100     18,249
    Kerjaya Prospek Group Bhd........................................   234,960     74,689
    Kim Loong Resources Bhd..........................................   152,760     42,397
    Kimlun Corp. Bhd.................................................    52,338     15,501
*   KNM Group Bhd....................................................   634,784     68,888
*   Kretam Holdings Bhd..............................................   399,000     34,944
*   KSL Holdings Bhd.................................................   376,864     69,428
    Kuala Lumpur Kepong Bhd..........................................    80,250    416,085
    Land & General Bhd............................................... 1,013,940     35,144
*   Landmarks Bhd....................................................   139,100     15,650
#   LBS Bina Group Bhd...............................................   556,060     65,807
    Lii Hen Industries Bhd...........................................    89,600     65,517
    Lingkaran Trans Kota Holdings Bhd................................   112,800    124,489
    LPI Capital Bhd..................................................    63,200    231,059
    Magni-Tech Industries Bhd........................................   117,333     71,305
#   Mah Sing Group Bhd...............................................   670,752    121,930
    Malakoff Corp. Bhd...............................................   570,000    116,580
    Malayan Banking Bhd..............................................   787,821  1,620,100
    Malayan Flour Mills Bhd..........................................   285,450     48,032
*   Malayan United Industries Bhd....................................   357,000     17,061

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MALAYSIA -- (Continued)
    Malaysia Airports Holdings Bhd...................................   439,067 $  831,020
    Malaysia Building Society Bhd....................................   725,103    151,720
*   Malaysia Marine and Heavy Engineering Holdings Bhd...............   141,900     29,189
*   Malaysian Bulk Carriers Bhd......................................   219,725     34,640
    Malaysian Pacific Industries Bhd.................................    67,663    173,275
    Malaysian Resources Corp. Bhd....................................   783,400    138,496
    Malton Bhd.......................................................   177,500     21,007
    Matrix Concepts Holdings Bhd.....................................   320,550    144,925
    Maxis Bhd........................................................   383,500    493,808
    MBM Resources BHD................................................    78,530     77,126
    Media Chinese International, Ltd.................................   100,600      4,091
*   Media Prima Bhd..................................................   502,600     43,827
#   Mega First Corp. Bhd.............................................    78,700     83,212
    Mitrajaya Holdings Bhd...........................................   269,098     18,010
    MKH Bhd..........................................................   200,015     60,726
#   MMC Corp. Bhd....................................................   422,700    101,963
*   MNRB Holdings Bhd................................................   136,099     37,389
*   MPHB Capital Bhd.................................................    74,900     19,158
    Muda Holdings Bhd................................................   113,800     42,676
*   Mudajaya Group Bhd...............................................   106,100      9,114
    Muhibbah Engineering M Bhd.......................................   133,400     76,152
#*  Mulpha International Bhd.........................................    87,720     41,743
    My EG Services Bhd...............................................   869,450    236,714
    Nestle Malaysia Bhd..............................................    16,400    567,570
    NTPM Holdings Bhd................................................   103,400     12,363
#   Oriental Holdings BHD............................................    70,300    109,329
    OSK Holdings Bhd.................................................   447,264    102,138
    Padini Holdings Bhd..............................................   228,200    200,414
    Panasonic Manufacturing Malaysia Bhd.............................    13,100    118,147
    Pantech Group Holdings Bhd.......................................   217,196     25,963
    Paramount Corp. Bhd..............................................   183,540     55,296
    Petron Malaysia Refining & Marketing Bhd.........................    50,500     61,093
    PIE Industrial Bhd...............................................    93,100     30,239
    Pos Malaysia Bhd.................................................   186,200     68,465
    PPB Group Bhd....................................................    72,260    312,603
    Press Metal Aluminium Holdings Bhd...............................   443,400    504,495
    Public Bank Bhd..................................................   690,070  3,349,154
    QL Resources Bhd.................................................   247,704    430,757
    Ranhill Holdings Bhd.............................................   133,800     40,600
    RHB Bank Bhd.....................................................   452,562    622,544
*   Rimbunan Sawit Bhd...............................................   496,600     15,986
*   Salcon Bhd.......................................................   329,086     19,596
    Sam Engineering & Equipment M Bhd................................    16,800     32,134
    Sapura Energy Bhd................................................ 2,080,211    131,712
    Sarawak Oil Palms Bhd............................................    45,314     25,486
    Scientex Bhd.....................................................   138,700    305,577
    Selangor Dredging Bhd............................................    35,900      5,280
    Serba Dinamik Holdings Bhd.......................................   284,300    283,480
    Shangri-La Hotels Malaysia Bhd...................................    63,400     75,902
    SHL Consolidated Bhd.............................................    66,500     36,465
#   Sime Darby Plantation Bhd........................................   614,800    720,982
    Sime Darby Property Bhd..........................................   810,900    140,604
    SKP Resources Bhd................................................   530,700    158,605
    SP Setia Bhd Group...............................................   471,068    136,256
    Star Media Group Bhd.............................................   114,600     13,137
    Sunway Construction Group Bhd....................................   187,510     87,335
#   Supermax Corp. Bhd...............................................   409,800    143,891
    Suria Capital Holdings Bhd.......................................    21,720      7,271
    Syarikat Takaful Malaysia Keluarga Bhd...........................   171,600    258,184

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
MALAYSIA -- (Continued)
    Ta Ann Holdings Bhd..............................................   100,326 $    57,318
    TA Enterprise Bhd................................................   620,300      90,512
    TA Global Bhd....................................................   529,180      29,774
    Taliworks Corp. Bhd..............................................   179,300      39,013
    Tan Chong Motor Holdings Bhd.....................................   103,100      33,021
    Telekom Malaysia Bhd.............................................   406,160     364,991
    Tenaga Nasional Bhd..............................................   639,100   2,116,536
    Thong Guan Industries Bhd........................................    11,900       8,248
    TIME dotCom Bhd..................................................    47,500     103,643
    Tropicana Corp. Bhd..............................................   231,391      45,673
    TSH Resources Bhd................................................   272,900      58,612
    Tune Protect Group Bhd...........................................   184,300      26,421
#   Uchi Technologies Bhd............................................   152,170     100,455
#   UEM Edgenta Bhd..................................................   164,900     125,875
*   UEM Sunrise Bhd..................................................   876,364     143,436
#   UMW Holdings Bhd.................................................   156,700     166,033
#   United Malacca Bhd...............................................    20,100      24,537
    United Plantations Bhd...........................................    14,100      84,204
    UOA Development Bhd..............................................   358,600     171,475
*   Velesto Energy Bhd............................................... 1,403,835     119,062
    ViTrox Corp. Bhd.................................................    61,800     114,252
#*  Vizione Holdings Bhd.............................................   278,200      56,479
    VS Industry Bhd..................................................   677,381     226,456
*   Wah Seong Corp. Bhd..............................................   218,605      58,020
*   WCE Holdings Bhd.................................................    56,300       4,105
*   WCT Holdings Bhd.................................................   542,002     116,037
    Wellcall Holdings Bhd............................................   272,550      74,457
    Westports Holdings Bhd...........................................   363,400     371,756
    WTK Holdings Bhd.................................................   104,800      12,007
    Yinson Holdings Bhd..............................................   281,300     464,603
*   YNH Property Bhd.................................................   216,208     133,392
    YTL Corp. Bhd.................................................... 1,899,830     395,040
    YTL Power International Bhd......................................   589,246      96,635
                                                                                -----------
TOTAL MALAYSIA.......................................................            34,823,018
                                                                                -----------
MEXICO -- (3.2%)
    Alfa S.A.B. de C.V., Class A..................................... 2,060,747   1,793,305
    Alpek S.A.B. de C.V..............................................   365,986     395,542
*   Alsea S.A.B. de C.V..............................................   353,533     940,967
#   America Movil S.A.B. de C.V...................................... 4,985,903   3,947,459
    America Movil S.A.B. de C.V., Sponsored ADR, Class L.............   116,929   1,848,648
    Arca Continental S.A.B. de C.V...................................    57,957     323,943
#*  Axtel S.A.B. de C.V..............................................   751,020     112,830
    Banco del Bajio SA...............................................    86,827     140,285
*   Bio Pappel S.A.B. de C.V.........................................    22,232      25,888
#   Bolsa Mexicana de Valores S.A.B. de C.V..........................   210,773     461,396
    Cemex S.A.B. de C.V.............................................. 3,003,871   1,128,999
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................     9,186     505,046
    Consorcio ARA S.A.B. de C.V......................................   385,830      72,406
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR...........    15,490     167,912
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A.......   248,143     268,570
    Corp. Actinver S.A.B. de C.V.....................................     9,800       5,922
#   Corp. Inmobiliaria Vesta S.A.B. de C.V...........................   326,198     549,245
    Corp. Moctezuma S.A.B. de C.V....................................    87,200     256,140
    Credito Real S.A.B. de C.V. SOFOM ER.............................   150,887     186,839
#   El Puerto de Liverpool S.A.B. de C.V.............................    43,813     223,227
#*  Elementia S.A.B. de C.V..........................................    36,084      16,507
#*  Empresas ICA S.A.B. de C.V.......................................    72,400         380
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR................    21,447       2,620

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MEXICO -- (Continued)
    Fomento Economico Mexicano S.A.B. de C.V.........................   151,642 $1,347,920
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........     1,641    146,082
    Gentera S.A.B. de C.V............................................   761,373    752,012
    Gruma S.A.B. de C.V., Class B....................................   106,839  1,117,959
#*  Grupo Aeromexico S.A.B. de C.V...................................   157,608    122,160
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V...............   210,376  1,459,886
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR.............     7,415    774,942
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........   100,845  1,057,021
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR..............     4,576    749,320
#   Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B..........    10,582    173,282
    Grupo Bimbo S.A.B. de C.V., Class A..............................   435,528    812,801
    Grupo Carso S.A.B. de C.V........................................   133,837    446,668
#   Grupo Cementos de Chihuahua S.A.B. de C.V........................    87,450    486,927
    Grupo Comercial Chedraui S.A. de C.V.............................   256,033    358,432
#   Grupo Elektra S.A.B. de C.V......................................    25,618  1,861,105
*   Grupo Famsa S.A.B. de C.V., Class A..............................   138,137     38,849
    Grupo Financiero Banorte S.A.B. de C.V...........................   591,335  3,233,258
    Grupo Financiero Inbursa S.A.B. de C.V...........................   466,096    579,818
#*  Grupo GICSA SAB de CV............................................   209,490     54,778
    Grupo Herdez S.A.B. de C.V.......................................   156,539    318,913
*   Grupo Hotelero Santa Fe S.A.B. de C.V............................    21,807      6,201
    Grupo Industrial Saltillo S.A.B. de C.V..........................    91,927    114,595
    Grupo KUO S.A.B. de C.V., Class B................................    28,600     73,966
#   Grupo Lala S.A.B. de C.V.........................................   266,979    262,725
    Grupo Mexico S.A.B. de C.V., Class B............................. 1,100,775  2,906,369
#*  Grupo Pochteca S.A.B. de C.V.....................................    35,990     12,984
#   Grupo Rotoplas S.A.B. de C.V.....................................    59,409     55,621
    Grupo Sanborns S.A.B. de C.V.....................................   147,588    176,463
*   Grupo Simec S.A.B. de C.V., Sponsored ADR........................     2,821     25,981
*   Grupo Simec S.A.B. de C.V., Class B..............................    38,410    120,802
*   Grupo Sports World S.A.B. de C.V.................................    42,700     39,733
    Grupo Televisa S.A.B., Sponsored ADR.............................    15,502    171,297
#   Grupo Televisa S.A.B.............................................   816,042  1,803,340
*   Grupo Traxion S.A.B. de C.V......................................    60,930     43,552
*   Hoteles City Express S.A.B. de C.V...............................   190,146    163,591
*   Impulsora del Desarrollo y el Empleo en America Latina S.A.B. de
      C.V............................................................   188,521    211,782
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR.................     1,710     92,066
#   Industrias Bachoco S.A.B. de C.V., Class B.......................    93,519    420,426
#*  Industrias CH S.A.B. de C.V., Class B............................    98,329    424,057
#   Industrias Penoles S.A.B. de C.V.................................    68,391    814,513
*   Infraestructura Energetica Nova S.A.B. de C.V....................    85,309    376,953
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A.................   577,915  1,161,148
#*  La Comer S.A.B. de C.V...........................................   308,419    417,019
    Megacable Holdings S.A.B. de C.V.................................   234,021    960,707
*   Minera Frisco S.A.B. de C.V......................................   163,510     35,105
*   Minera Frisco S.A.B. de C.V., Class A1...........................   277,464     58,705
    Nemak S.A.B. de C.V..............................................   519,618    221,499
#   Orbia Advance Corp. S.A.B. de C.V................................   570,872  1,235,729
    Organizacion Cultiba S.A.B. de C.V...............................    24,314     14,832
#   Organizacion Soriana S.A.B. de C.V., Class B.....................   226,563    291,618
    Promotora y Operadora de Infraestructura S.A.B. de C.V...........    51,447    475,597
    Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L.    11,087     71,468
    Qualitas Controladora S.A.B. de C.V..............................    87,577    378,735
    Regional S.A.B. de C.V...........................................   151,482    806,529
#*  Telesites S.A.B. de C.V..........................................   637,365    413,833
#   TV Azteca S.A.B. de C.V..........................................   760,843     32,828
    Unifin Financiera S.A.B. de C.V..................................    90,981    154,658
    Vitro S.A.B. de C.V., Class A....................................    87,821    193,798

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
MEXICO -- (Continued)
    Wal-Mart de Mexico S.A.B. de C.V................................. 1,026,541 $ 3,076,448
                                                                                -----------
TOTAL MEXICO.........................................................            47,583,482
                                                                                -----------
NETHERLANDS -- (0.1%)
*   Prosus N.V.......................................................    12,081     833,094
                                                                                -----------
PERU -- (0.2%)
    Cementos Pacasmayo SAA, ADR......................................     6,089      59,337
    Cia de Minas Buenaventura SAA, ADR...............................    15,794     242,280
    Credicorp, Ltd...................................................    13,813   2,956,535
*   Fossal SAA, ADR..................................................       455         196
    Grana y Montero SAA, Sponsored ADR...............................    17,129      42,137
                                                                                -----------
TOTAL PERU...........................................................             3,300,485
                                                                                -----------
PHILIPPINES -- (1.4%)
    8990 Holdings, Inc...............................................   218,000      64,431
    Aboitiz Equity Ventures, Inc.....................................   438,380     482,542
    Aboitiz Power Corp...............................................   427,900     336,822
*   AC Energy Philippines, Inc.......................................   675,000      37,095
*   AgriNurture, Inc.................................................   118,000      31,110
*   Altus San Nicolas Corp...........................................    27,268       2,784
*   Apex Mining Co., Inc............................................. 1,427,000      31,810
*   Atlas Consolidated Mining & Development Corp.....................   168,700       8,457
    Ayala Corp.......................................................    54,156     916,929
    Ayala Land, Inc.................................................. 1,782,360   1,703,273
    Bank of the Philippine Islands...................................   205,975     393,511
    BDO Unibank, Inc.................................................   372,978   1,137,772
    Cebu Air, Inc....................................................   178,860     325,373
*   CEMEX Holdings Philippines, Inc.................................. 1,226,000      60,638
    Century Pacific Food, Inc........................................   606,500     179,000
    Century Properties Group, Inc....................................   500,000       5,900
    Chelsea Logistics and Infrastructure Holdings Corp...............   112,100      14,757
    China Banking Corp...............................................   311,037     154,465
    China Lotsynergy Holdings Ltd....................................   612,000      43,396
    Cirtek Holdings Philippines Corp.................................    24,200       4,150
    Cosco Capital, Inc............................................... 1,549,000     210,681
    D&L Industries, Inc.............................................. 1,238,200     208,120
    DMCI Holdings, Inc............................................... 2,110,950     341,049
*   DoubleDragon Properties Corp.....................................   360,290     143,696
    Eagle Cement Corp................................................   227,300      69,420
*   East West Banking Corp...........................................   445,150     110,324
    EEI Corp.........................................................   357,100      72,103
*   Empire East Land Holdings, Inc................................... 1,223,000      11,813
    Filinvest Development Corp.......................................   301,500      78,553
    Filinvest Land, Inc.............................................. 6,602,000     207,996
    First Gen Corp...................................................   716,500     350,006
    First Philippine Holdings Corp...................................   182,270     283,389
*   Global Ferronickel Holdings, Inc.................................   769,529      28,490
    Globe Telecom, Inc...............................................    13,930     500,708
    GT Capital Holdings, Inc.........................................    28,909     508,864
*   Holcim Philippines, Inc..........................................   104,200      29,931
    Integrated Micro-Electronics, Inc................................   339,960      52,979
    International Container Terminal Services, Inc...................   126,650     296,079
    JG Summit Holdings, Inc..........................................   490,170     735,711
    Jollibee Foods Corp..............................................   109,700     501,257
*   Lepanto Consolidated Mining Co................................... 1,834,182       3,864
    Lopez Holdings Corp.............................................. 1,438,900     122,290
    MacroAsia Corp...................................................    96,450      39,144

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
PHILIPPINES -- (Continued)
    Manila Electric Co...............................................    52,430 $   349,674
    Manila Water Co., Inc............................................   615,600     240,696
    Max's Group, Inc.................................................   216,700      56,519
*   Megawide Construction Corp.......................................   345,474     120,424
    Megaworld Corp................................................... 4,492,600     427,334
    Metro Pacific Investments Corp................................... 3,941,000     372,344
    Metro Retail Stores Group, Inc...................................   714,000      34,181
    Metropolitan Bank & Trust Co.....................................   327,635     436,151
    Nickel Asia Corp................................................. 1,635,400     129,117
    Pepsi-Cola Products Philippines, Inc.............................   737,300      24,672
    Petron Corp...................................................... 1,685,800     166,379
*   Philex Mining Corp...............................................   819,300      57,045
*   Philippine National Bank.........................................   281,852     249,313
    Philippine Stock Exchange, Inc. (The)............................     5,304      18,289
    Phoenix Petroleum Philippines, Inc...............................   189,140      40,989
    Pilipinas Shell Petroleum Corp...................................   207,090     138,730
    PLDT, Inc., Sponsored ADR........................................    14,727     307,352
    PLDT, Inc........................................................    25,530     549,392
    Puregold Price Club, Inc.........................................   524,830     422,147
*   PXP Energy Corp..................................................   151,300      38,218
    RFM Corp.........................................................   532,000      56,473
    Rizal Commercial Banking Corp....................................   339,756     171,983
    Robinsons Land Corp.............................................. 1,416,266     709,802
    Robinsons Retail Holdings, Inc...................................   186,020     278,120
    San Miguel Food and Beverage, Inc................................   110,620     200,629
    Security Bank Corp...............................................   102,736     403,093
    Semirara Mining & Power Corp.....................................   667,880     307,309
    Shakey's Pizza Asia Ventures, Inc................................    33,900       7,675
    SM Investments Corp..............................................    23,065     467,583
    SM Prime Holdings, Inc........................................... 1,200,412     921,688
    SSI Group, Inc...................................................   945,000      48,033
    STI Education Systems Holdings, Inc.............................. 1,881,000      25,205
*   Top Frontier Investment Holdings, Inc............................    10,142      46,053
    Union Bank Of Philippines........................................   135,942     161,100
    Universal Robina Corp............................................   247,860     736,347
    Vista Land & Lifescapes, Inc..................................... 3,457,700     523,917
    Vistamalls, Inc..................................................    82,400       9,065
    Wilcon Depot, Inc................................................   451,200     146,686
                                                                                -----------
TOTAL PHILIPPINES....................................................            20,240,409
                                                                                -----------
POLAND -- (1.4%)
    Agora SA.........................................................    20,446      54,095
*   Alior Bank SA....................................................    48,853     345,146
    Alumetal SA......................................................       814       7,421
    Amica SA.........................................................     3,001      91,758
*   AmRest Holdings SE...............................................    22,525     278,899
    Apator SA........................................................     5,949      33,029
    Asseco Poland SA.................................................    51,594     693,754
    Bank Handlowy w Warszawie SA.....................................     8,857     118,257
*   Bank Millennium SA...............................................   181,317     291,883
*   Bank Ochrony Srodowiska SA.......................................    10,593      19,360
    Bank Polska Kasa Opieki SA.......................................    14,678     414,517
*   Bioton SA........................................................    23,777      26,418
*   Boryszew SA......................................................    46,467      52,327
#   Budimex SA.......................................................     5,973     206,284
    CCC SA...........................................................    10,842     316,746
    CD Projekt SA....................................................     8,089     533,985
#*  Ciech SA.........................................................    23,153     196,586
    ComArch SA.......................................................       477      21,934

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
POLAND -- (Continued)
    Cyfrowy Polsat SA................................................  76,837 $   557,334
    Develia SA....................................................... 192,214     123,234
*   Dino Polska SA...................................................  15,010     584,939
    Echo Investment SA...............................................  10,773      12,406
*   Enea SA.......................................................... 137,066     302,889
*   Energa SA........................................................  74,286     119,644
*   Fabryki Mebli Forte SA...........................................   8,318      56,001
    Famur SA......................................................... 102,921      97,527
    Firma Oponiarska Debica SA.......................................   1,289      26,983
*   Getin Noble Bank SA.............................................. 290,102      22,698
    Globe Trade Centre SA............................................  71,094     175,961
*   Grupa Azoty SA...................................................  21,745     199,827
*   Grupa Azoty Zaklady Chemiczne Police SA..........................   3,091      10,842
    Grupa Kety SA....................................................   6,769     543,169
    Grupa Lotos SA...................................................  62,036   1,549,229
    ING Bank Slaski SA...............................................   6,365     323,158
    Inter Cars SA....................................................   3,464     176,282
#   Jastrzebska Spolka Weglowa SA....................................  30,411     154,522
    Kernel Holding SA................................................  38,613     429,240
*   KGHM Polska Miedz SA.............................................  76,057   1,667,446
    KRUK SA..........................................................   6,526     248,161
    LPP SA...........................................................     341     728,431
    Lubelski Wegiel Bogdanka SA......................................   7,028      66,621
*   mBank SA.........................................................   3,294     329,339
*   Netia SA.........................................................  82,111      98,927
    Neuca SA.........................................................     842      79,428
*   Orange Polska SA................................................. 112,619     184,528
#*  PGE Polska Grupa Energetyczna SA................................. 169,960     364,421
    PKP Cargo SA.....................................................  17,395     109,336
*   Polnord SA.......................................................  24,222      19,214
    Polski Koncern Naftowy Orlen S.A................................. 132,521   3,623,534
    Polskie Gornictwo Naftowe i Gazownictwo SA....................... 260,064     320,403
    Powszechna Kasa Oszczednosci Bank Polski SA...................... 126,344   1,261,531
    Powszechny Zaklad Ubezpieczen SA................................. 132,351   1,280,773
    Santander Bank Polska SA.........................................   4,533     371,859
    Stalexport Autostrady SA.........................................  56,461      45,276
    Stalprodukt SA...................................................     658      39,303
*   Tauron Polska Energia SA......................................... 573,526     248,224
    VRG SA...........................................................  79,132      83,943
    Warsaw Stock Exchange............................................  11,916     120,533
    Wawel SA.........................................................     227      36,987
*   Zespol Elektrowni Patnow Adamow Konin SA.........................   2,460       4,316
                                                                              -----------
TOTAL POLAND.........................................................          20,500,818
                                                                              -----------
RUSSIA -- (1.9%)
    Etalon Group P.L.C., GDR.........................................  52,035      92,543
    Etalon Group P.L.C., GDR.........................................   4,553       8,104
    Gazprom PJSC, Sponsored ADR...................................... 220,702   1,769,334
    Gazprom PJSC, Sponsored ADR...................................... 257,627   2,064,236
    Globaltrans Investment P.L.C., GDR...............................  13,798     118,110
    Globaltrans Investment P.L.C., GDR...............................  16,899     144,486
    Lukoil PJSC, Sponsored ADR.......................................   9,226     849,346
    Lukoil PJSC, Sponsored ADR.......................................  48,652   4,483,429
    Magnitogorsk Iron & Steel Works PJSC, GDR........................  47,794     350,716
*   Mail.Ru Group, Ltd., GDR.........................................   1,271      26,829
*   Mail.Ru Group, Ltd., GDR.........................................   7,846     166,649
*   Mechel PJSC, Sponsored ADR.......................................  18,988      35,318
    MMC Norilsk Nickel PJSC, ADR.....................................   7,978     221,270
    MMC Norilsk Nickel PJSC, ADR.....................................  63,265   1,755,166

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
RUSSIA -- (Continued)
    Mobile TeleSystems PJSC, Sponsored ADR...........................    22,920 $   205,134
    Novatek PJSC, GDR................................................     5,614   1,201,396
    Novolipetsk Steel PJSC, GDR......................................    21,109     413,760
    Novolipetsk Steel PJSC, GDR......................................     2,526      49,409
    O'Key Group SA, GDR..............................................     6,334       9,864
    PhosAgro PJSC, GDR...............................................    24,221     305,049
    PhosAgro PJSC, GDR...............................................     2,510      31,576
    POLYUS PJSC......................................................     3,090     181,846
    Ros Agro P.L.C., GDR.............................................       818       8,744
    Ros Agro P.L.C., GDR.............................................     5,892      62,927
    Rosneft Oil Co. PJSC, GDR........................................   125,858     833,432
    Rosneft Oil Co. PJSC, GDR........................................   126,625     841,532
    Rostelecom PJSC, Sponsored ADR...................................    15,006     110,519
    Rostelecom PJSC, Sponsored ADR...................................    19,115     138,742
    RusHydro PJSC, ADR...............................................   240,058     179,983
    Sberbank of Russia PJSC, Sponsored ADR...........................   390,409   5,749,279
    Severstal PJSC, GDR..............................................    34,964     477,905
    Severstal PJSC, GDR..............................................    11,396     155,669
    Tatneft PJSC, Sponsored ADR......................................    14,051     985,297
    Tatneft PJSC, Sponsored ADR......................................    26,173   1,825,174
    TMK PJSC, GDR....................................................    18,979      61,302
    TMK PJSC, GDR....................................................    13,562      43,941
    VEON, Ltd........................................................   176,284     423,082
    VTB Bank PJSC, GDR...............................................   171,074     227,382
    VTB Bank PJSC, GDR...............................................   355,733     472,769
    X5 Retail Group NV, GDR..........................................    24,211     809,658
    X5 Retail Group NV, GDR..........................................     5,889     197,046
                                                                                -----------
TOTAL RUSSIA.........................................................            28,087,953
                                                                                -----------
SOUTH AFRICA -- (6.4%)
    Absa Group, Ltd..................................................   270,395   2,773,192
    Adcorp Holdings, Ltd.............................................    61,325      55,552
    Advtech, Ltd.....................................................   323,333     240,076
    AECI, Ltd........................................................    85,439     551,813
    African Oxygen, Ltd..............................................    71,919      99,966
*   African Phoenix Investments, Ltd.................................   282,387      14,205
    African Rainbow Minerals, Ltd....................................    83,223     833,787
    Afrimat, Ltd.....................................................    59,000     124,803
    Alexander Forbes Group Holdings, Ltd.............................   202,587      69,379
    Allied Electronics Corp., Ltd., Class A..........................   134,456     225,521
    Alviva Holdings, Ltd.............................................    81,663      78,378
    Anglo American Platinum, Ltd.....................................    19,267   1,439,040
    AngloGold Ashanti, Ltd., Sponsored ADR...........................   200,438   4,425,671
*   ArcelorMittal South Africa, Ltd..................................   164,858      19,198
*   Ascendis Health, Ltd.............................................   107,869      26,855
    Assore, Ltd......................................................    19,334     325,653
    Astral Foods, Ltd................................................    35,227     375,271
*   Aveng, Ltd....................................................... 3,030,115       4,011
    AVI, Ltd.........................................................   180,140   1,034,336
    Barloworld, Ltd..................................................   156,320   1,245,085
    Bid Corp., Ltd...................................................   110,341   2,574,168
    Bidvest Group, Ltd. (The)........................................   193,989   2,648,113
#*  Blue Label Telecoms, Ltd.........................................   273,933      50,119
#*  Brait SE.........................................................   163,021     184,485
    Capitec Bank Holdings, Ltd.......................................    15,667   1,424,129
    Cashbuild, Ltd...................................................    17,209     250,610
    Caxton and CTP Publishers and Printers, Ltd......................    26,485      12,768
    City Lodge Hotels, Ltd...........................................    25,970     137,331
    Clicks Group, Ltd................................................   122,955   1,998,742

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SOUTH AFRICA -- (Continued)
    Coronation Fund Managers, Ltd....................................   147,666 $  415,655
    Curro Holdings, Ltd..............................................    65,841     79,266
    DataTec, Ltd.....................................................   183,958    439,109
    Dis-Chem Pharmacies, Ltd.........................................    81,127    128,427
    Discovery, Ltd...................................................   124,893    994,218
    DRDGOLD, Ltd.....................................................    43,048     21,959
*   enX Group, Ltd...................................................    10,265      7,128
*   EOH Holdings, Ltd................................................    74,757     77,296
    Evraz Highveld Steel And Vanad...................................     5,882          0
    Exxaro Resources, Ltd............................................   130,516  1,067,043
    Famous Brands, Ltd...............................................    36,368    189,856
    FirstRand, Ltd................................................... 1,332,731  5,761,370
    Foschini Group, Ltd. (The).......................................   113,629  1,310,466
    Gold Fields, Ltd.................................................    29,233    181,548
    Gold Fields, Ltd., Sponsored ADR.................................   521,793  3,224,681
*   Grand Parade Investments, Ltd....................................   131,391     30,134
*   Grindrod Shipping Holdings, Ltd..................................     8,149     53,221
    Grindrod, Ltd....................................................   298,451     95,607
*   Harmony Gold Mining Co., Ltd.....................................   113,948    396,146
*   Harmony Gold Mining Co., Ltd., Sponsored ADR.....................   152,302    530,011
    Hudaco Industries, Ltd...........................................    23,402    169,014
    Hulamin, Ltd.....................................................    71,054     10,918
*   Impala Platinum Holdings, Ltd....................................   253,150  1,742,929
    Imperial Logistics, Ltd..........................................   117,688    441,652
    Investec, Ltd....................................................   100,734    572,382
    Invicta Holdings, Ltd............................................    17,919     24,293
    Italtile, Ltd....................................................    72,656     67,333
    JSE, Ltd.........................................................    30,634    263,515
    KAP Industrial Holdings, Ltd..................................... 1,458,712    448,785
    Kumba Iron Ore, Ltd..............................................    34,407    838,361
    Lewis Group, Ltd.................................................    57,542    106,839
    Liberty Holdings, Ltd............................................   102,435    788,895
*   Long4Life, Ltd...................................................   284,968     79,393
#   Massmart Holdings, Ltd...........................................    77,310    219,315
    Merafe Resources, Ltd............................................   704,578     41,961
    Metair Investments, Ltd..........................................   117,754    191,552
    MiX Telematics, Ltd., Sponsored ADR..............................     8,700    109,533
    Momentum Metropolitan Holdings...................................   729,985    974,870
    Motus Holdings Ltd...............................................    30,831    146,061
    Mpact, Ltd.......................................................   120,100    123,263
    Mr. Price Group, Ltd.............................................   100,584  1,063,558
#   MTN Group, Ltd...................................................   637,405  3,945,270
*   MultiChoice Group, Ltd...........................................   123,510  1,028,644
    Murray & Roberts Holdings, Ltd...................................   245,552    182,255
*   Nampak, Ltd......................................................   431,250    229,470
    Naspers, Ltd., Class N...........................................    39,571  5,599,633
    Nedbank Group, Ltd...............................................   191,858  2,910,541
    NEPI Rockcastle P.L.C............................................   129,858  1,130,840
*   Northam Platinum, Ltd............................................   196,332  1,325,749
    Novus Holdings, Ltd..............................................    10,396      1,852
    Oceana Group, Ltd................................................    36,539    161,550
    Old Mutual, Ltd..................................................   242,845    315,804
#   Omnia Holdings, Ltd..............................................   110,305    189,073
    Peregrine Holdings, Ltd..........................................   177,989    219,408
    Pick n Pay Stores, Ltd...........................................   206,862    903,709
    Pioneer Foods Group, Ltd.........................................    81,212    577,931
*   PPC, Ltd......................................................... 1,097,019    279,749
    PSG Group, Ltd...................................................    59,075    923,762
    PSG Konsult, Ltd.................................................    75,149     44,246

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH AFRICA -- (Continued)
    Raubex Group, Ltd................................................ 103,405 $   133,500
    RCL Foods, Ltd...................................................  19,226      12,011
    Reunert, Ltd..................................................... 120,607     570,335
    Rhodes Food Group Pty, Ltd.......................................  55,653      56,843
*   Royal Bafokeng Platinum, Ltd.....................................  65,433     190,122
#   Sanlam, Ltd...................................................... 592,329   3,117,334
    Santam, Ltd......................................................  25,021     467,672
    Sappi, Ltd....................................................... 363,083     932,376
#   Sasol, Ltd.......................................................  11,323     205,271
    Sasol, Ltd., Sponsored ADR....................................... 125,832   2,277,559
    Shoprite Holdings, Ltd........................................... 156,208   1,399,699
*   Sibanye Gold, Ltd................................................ 810,834   1,565,473
*   Sibanye Gold, Ltd., Sponsored ADR................................ 146,127   1,117,874
    SPAR Group, Ltd. (The)........................................... 123,722   1,664,583
    Spur Corp., Ltd..................................................  43,547      77,670
*   Stadio Holdings, Ltd.............................................  55,206       8,438
    Standard Bank Group, Ltd......................................... 530,319   6,088,193
#*  Steinhoff International Holdings NV.............................. 643,070      41,733
*   Super Group, Ltd................................................. 267,571     500,043
    Telkom SA SOC, Ltd............................................... 192,751     881,151
    Tiger Brands, Ltd................................................  59,719     847,998
*   Tongaat Hulett, Ltd..............................................  82,116      53,841
    Transaction Capital, Ltd......................................... 191,298     279,048
*   Trencor, Ltd..................................................... 107,914     214,738
    Truworths International, Ltd..................................... 282,627   1,001,707
#   Vodacom Group, Ltd............................................... 289,113   2,525,784
    Wilson Bayly Holmes-Ovcon, Ltd...................................  33,634     314,563
    Woolworths Holdings, Ltd......................................... 540,717   2,055,768
                                                                              -----------
TOTAL SOUTH AFRICA...................................................          95,240,633
                                                                              -----------
SOUTH KOREA -- (15.2%)
*   3S Korea Co., Ltd................................................   8,243      23,508
    ABco Electronics Co., Ltd........................................   3,678      15,090
*   Able C&C Co., Ltd................................................   2,437      24,856
    ABOV Semiconductor Co., Ltd......................................   5,668      28,294
#*  Abpro Bio Co., Ltd...............................................  45,652      39,919
#*  Ace Technologies Corp............................................   7,562      47,533
*   Actoz Soft Co., Ltd..............................................   1,963      20,271
    ADTechnology Co., Ltd............................................     340       4,447
    Advanced Nano Products Co., Ltd..................................   1,159      16,540
    Advanced Process Systems Corp....................................   2,912      67,347
    Aekyung Petrochemical Co., Ltd...................................   8,325      54,326
    AfreecaTV Co., Ltd...............................................   3,846     243,845
*   Agabang&Company..................................................  12,948      40,711
    Ahn-Gook Pharmaceutical Co., Ltd.................................   3,399      34,496
    Ahnlab, Inc......................................................   1,337      70,651
    AJ Networks Co., Ltd.............................................  12,026      42,805
*   AJ Rent A Car Co., Ltd...........................................  11,281     106,991
*   Ajin Industrial Co., Ltd.........................................  15,410      36,511
    AK Holdings, Inc.................................................   3,176      85,259
    ALUKO Co., Ltd...................................................  21,440      42,688
*   Aminologics Co., Ltd.............................................  18,012      31,101
    Amorepacific Corp................................................   4,231     696,055
    AMOREPACIFIC Group...............................................   3,435     248,944
*   Amotech Co., Ltd.................................................   2,859      57,900
*   Ananti, Inc......................................................   8,947      87,423
*   Aprogen Healthcare & Games, Inc..................................  25,054      12,502
*   Aprogen KIC, Inc.................................................   2,120       3,992
*   APS Holdings Corp................................................   6,260      49,435

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Asia Cement Co., Ltd.............................................    944 $ 67,927
    ASIA Holdings Co., Ltd...........................................    649   62,696
    Asia Paper Manufacturing Co., Ltd................................  3,151   78,904
*   Asiana Airlines, Inc............................................. 56,407  257,988
    Atinum Investment Co., Ltd....................................... 13,201   21,314
    AUK Corp......................................................... 21,315   38,133
    Aurora World Corp................................................  2,940   30,151
    Austem Co., Ltd.................................................. 16,074   29,254
#   Autech Corp......................................................  7,412   76,048
    Avaco Co., Ltd...................................................  3,893   18,762
    Baiksan Co., Ltd.................................................  6,975   42,538
*   Barun Electronics Co., Ltd....................................... 17,795    1,199
    Bcworld Pharm Co., Ltd...........................................  1,296   13,767
    BGF Co., Ltd..................................................... 17,273   85,254
    BGF retail Co., Ltd..............................................  2,241  343,227
*   BH Co., Ltd...................................................... 12,339  241,213
*   Binex Co., Ltd...................................................  8,209   61,844
    Binggrae Co., Ltd................................................  2,078   98,232
*   BioSmart Co., Ltd................................................  5,234   20,845
*   Biovill Co., Ltd................................................. 12,806    6,749
*   BIT Computer Co., Ltd............................................  4,083   13,778
    Bixolon Co., Ltd.................................................  6,510   29,983
*   Bluecom Co., Ltd.................................................  6,343   16,550
    BNK Financial Group, Inc......................................... 81,604  487,367
    Boditech Med, Inc................................................  3,424   25,101
    BoKwang Industry Co., Ltd........................................  7,220   27,273
    Bolak Co., Ltd...................................................  8,270   14,772
    Bookook Securities Co., Ltd......................................  2,445   45,551
*   Boryung Medience Co., Ltd........................................  1,719   12,033
*   Bosung Power Technology Co., Ltd................................. 12,851   23,321
*   Brain Contents Co., Ltd.......................................... 27,608   15,274
*   Bubang Co., Ltd..................................................  6,068   15,745
    Bukwang Pharmaceutical Co., Ltd..................................  6,655   83,291
    Busan City Gas Co., Ltd..........................................  1,934   60,238
    BYC Co., Ltd.....................................................    105   21,335
*   BYON Co., Ltd.................................................... 24,096   27,829
    Byucksan Corp.................................................... 25,334   42,564
*   CammSys Corp..................................................... 22,883   61,814
    Capro Corp....................................................... 21,846   63,583
*   Caregen Co., Ltd.................................................  1,154   56,909
    Cell Biotech Co., Ltd............................................  2,758   46,058
*   Celltrion Pharm, Inc.............................................  2,289   78,432
    Changhae Ethanol Co., Ltd........................................  3,245   35,037
*   Charm Engineering Co., Ltd....................................... 22,386   18,539
    Cheil Worldwide, Inc............................................. 23,058  490,109
*   Chemtronics Co., Ltd.............................................  3,054   37,460
    Cheryong Electric Co., Ltd.......................................  2,732   14,029
    Chinyang Holdings Corp........................................... 14,183   30,777
*   Choa Pharmaceutical Co...........................................  4,050   13,702
    Chokwang Paint, Ltd..............................................  4,183   21,618
    Chong Kun Dang Pharmaceutical Corp...............................  2,695  221,673
    Chongkundang Holdings Corp.......................................  1,038   80,910
    Choong Ang Vaccine Laboratory....................................  2,018   31,969
#*  Chorokbaem Media Co., Ltd........................................ 12,910   15,754
    Chosun Refractories Co., Ltd.....................................    661   49,716
    Chungdahm Learning, Inc..........................................  3,558   58,465
    CJ CGV Co., Ltd..................................................  7,018  203,076
    CJ CheilJedang Corp..............................................  4,038  793,662
    CJ Corp..........................................................  8,656  611,831

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    CJ ENM Co., Ltd..................................................  4,732 $  669,712
    CJ Freshway Corp.................................................  3,084     67,285
    CJ Hello Co., Ltd................................................ 15,905     83,336
*   CJ Logistics Corp................................................  3,445    466,233
*   CJ Seafood Corp..................................................  9,592     24,021
    CKD Bio Corp.....................................................  1,704     45,280
    Clean & Science Co., Ltd.........................................  2,765     69,067
*   CLIO Cosmetics Co., Ltd..........................................  1,429     23,655
*   CODI-M Co., Ltd.................................................. 16,364      7,406
    Com2uSCorp.......................................................  3,835    323,324
    Commax Co., Ltd..................................................  3,464     11,690
*   Coreana Cosmetics Co., Ltd.......................................  6,531     21,495
    Cosmax BTI, Inc..................................................  1,847     22,943
    COSMAX NBT Inc...................................................  4,988     28,624
    Cosmax, Inc......................................................  2,440    166,840
    Cosmecca Korea Co., Ltd..........................................  1,651     18,416
#*  CosmoAM&T Co., Ltd...............................................  5,719     38,786
*   Cosmochemical Co., Ltd...........................................  3,885     20,503
*   COSON Co., Ltd...................................................  3,452     20,585
    COWELL FASHION Co., Ltd.......................................... 17,951     94,715
    Crown Confectionery Co., Ltd.....................................  1,598     11,360
    CROWNHAITAI Holdings Co., Ltd....................................  4,773     42,189
*   CrucialTec Co., Ltd.............................................. 32,411     26,897
    CS Wind Corp.....................................................    913     25,545
*   CTC BIO, Inc.....................................................  3,110     16,391
*   CTGen Co., Ltd...................................................  9,318     21,973
    Cuckoo Holdings Co., Ltd.........................................    273     24,324
    Cuckoo Homesys Co., Ltd..........................................    590     19,565
*   Curexo, Inc......................................................  3,543     16,928
*   Curo Co., Ltd.................................................... 32,241     21,897
*   CUROCOM Co., Ltd................................................. 18,350     18,321
    Cymechs, Inc.....................................................  5,294     48,189
    D.I Corp......................................................... 12,993     34,164
#*  DA Technology Co., Ltd...........................................  7,655     12,977
    Dae Dong Industrial Co., Ltd..................................... 10,164     52,961
    Dae Han Flour Mills Co., Ltd.....................................    671     88,531
    Dae Hwa Pharmaceutical Co., Ltd..................................  3,709     43,394
    Dae Hyun Co., Ltd................................................ 11,147     24,187
    Dae Won Kang Up Co., Ltd......................................... 19,618     60,201
*   Dae Young Packaging Co., Ltd..................................... 31,775     29,369
    Daea TI Co., Ltd................................................. 10,645     51,474
    Daechang Co., Ltd................................................ 38,643     40,193
    Daechang Forging Co., Ltd........................................    807     19,872
    Daeduck Electronics Co........................................... 14,581    133,770
    Daegu Department Store...........................................  3,040     14,518
    Daehan Steel Co., Ltd............................................  7,550     39,642
    Dae-Il Corp...................................................... 12,271     24,542
*   Daejoo Electronic Materials Co., Ltd.............................  1,884     29,808
    Daekyo Co., Ltd..................................................  8,911     47,117
    Daelim B&Co Co., Ltd.............................................  4,387     14,858
*   Daelim C&S Co., Ltd..............................................  3,529     22,152
    Daelim Industrial Co., Ltd....................................... 14,003  1,088,446
*   Daemyung Corp. Co., Ltd..........................................  8,276     11,490
    Daeryuk Can Co., Ltd.............................................  5,712     20,814
    Daesang Corp..................................................... 12,237    225,356
#   Daesang Holdings Co., Ltd........................................  8,544     48,695
    Daesung Energy Co., Ltd..........................................  2,270     10,552
*   Daesung Industrial Co., Ltd......................................  9,382     29,593
*   Daewon Cable Co., Ltd............................................ 22,526     22,923

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Daewon Media Co., Ltd............................................  2,653 $   16,158
    Daewon Pharmaceutical Co., Ltd...................................  5,892     79,151
    Daewon San Up Co., Ltd...........................................  6,131     28,858
#*  Daewoo Electronic Components Co., Ltd............................ 17,408     34,349
*   Daewoo Engineering & Construction Co., Ltd....................... 73,343    273,498
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................ 16,903    407,648
    Daewoong Co., Ltd................................................  9,830    120,254
    Daewoong Pharmaceutical Co., Ltd.................................    831    108,667
    Daihan Pharmaceutical Co., Ltd...................................  2,228     60,266
    Daishin Securities Co., Ltd...................................... 17,661    188,774
*   Danal Co., Ltd................................................... 18,356     54,420
    Danawa Co., Ltd..................................................  2,714     56,912
    Daou Data Corp................................................... 12,276     83,933
    Daou Technology, Inc............................................. 15,049    233,867
*   Dasan Networks, Inc..............................................  7,284     51,176
    Dawonsys Co., Ltd................................................  4,711     60,220
*   Dayou Automotive Seat Technology Co., Ltd........................ 37,134     27,285
*   Dayou Plus Co., Ltd.............................................. 20,668     13,676
    DB Financial Investment Co., Ltd................................. 18,776     68,036
    DB HiTek Co., Ltd................................................ 25,265    368,571
    DB Insurance Co., Ltd............................................ 29,085  1,260,998
*   DB, Inc.......................................................... 53,148     35,877
    DCM Corp.........................................................  1,241     12,996
    Dentium Co., Ltd.................................................  2,353    120,312
*   Deutsch Motors, Inc..............................................  7,028     48,703
    Development Advance Solution Co., Ltd............................  6,743     31,506
    DGB Financial Group, Inc......................................... 82,967    500,878
    DHP Korea Co., Ltd...............................................  4,848     31,753
    DI Dong Il Corp..................................................    700     43,388
    Digital Chosun Co., Ltd.......................................... 13,524     27,080
    Digital Daesung Co., Ltd.........................................  3,077     21,616
    Digital Power Communications Co., Ltd............................  9,921     45,379
*   DIO Corp.........................................................  2,153     77,492
*   Diostech Co., Ltd................................................ 24,906     15,353
    Display Tech Co., Ltd............................................    696      2,216
    DMS Co., Ltd..................................................... 10,092     48,221
    DNF Co., Ltd.....................................................  6,948     54,399
    Dohwa Engineering Co., Ltd.......................................  1,622     13,568
    Dong A Eltek Co., Ltd............................................  6,688     43,839
    Dong Ah Tire & Rubber Co., Ltd...................................  2,864     30,521
    Dong-A ST Co., Ltd...............................................  1,814    157,886
    Dong-Ah Geological Engineering Co., Ltd..........................  4,846     83,694
    Dongbu Corp......................................................  3,827     28,107
    Dongil Industries Co., Ltd.......................................    730     35,869
    Dongjin Semichem Co., Ltd........................................ 17,598    251,515
    DongKook Pharmaceutical Co., Ltd.................................  1,511     89,927
    Dongkuk Industries Co., Ltd...................................... 19,628     41,020
*   Dongkuk Steel Mill Co., Ltd...................................... 37,868    190,835
    Dongkuk Structures & Construction Co., Ltd....................... 16,680     27,712
    Dongsuh Cos., Inc................................................  7,174    107,891
    DONGSUNG Corp.................................................... 11,591     53,220
*   Dongsung Finetec Co., Ltd........................................  5,363     45,907
    Dongwha Enterprise Co., Ltd......................................  2,550     40,133
    Dongwha Pharm Co., Ltd........................................... 12,193     82,007
    Dongwon Development Co., Ltd..................................... 30,221    114,323
    Dongwon F&B Co., Ltd.............................................    468     92,141
    Dongwon Industries Co., Ltd......................................    898    164,985
    Dongwon Systems Corp.............................................  2,110     62,506
    Dongyang E&P, Inc................................................  3,315     34,162

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
SOUTH KOREA -- (Continued)
*   Dongyang Steel Pipe Co., Ltd.....................................  28,151 $ 25,430
    Doosan Bobcat, Inc...............................................  11,438  308,398
    Doosan Co., Ltd..................................................   2,583  172,394
*   Doosan Fuel Cell Co., Ltd........................................   8,641   57,335
*   Doosan Heavy Industries & Construction Co., Ltd..................  79,422  418,803
*   Doosan Infracore Co., Ltd........................................  84,464  409,601
*   Doosan Solus Co., Ltd............................................   4,763   72,868
    DoubleUGames Co., Ltd............................................   3,094  127,519
    Douzone Bizon Co., Ltd...........................................   8,562  540,159
    DRB Holding Co., Ltd.............................................   3,863   18,112
#*  Dream Security Co., Ltd..........................................   5,015   16,725
*   Dreamus Co.......................................................   2,691   13,170
    DSR Wire Corp....................................................   1,764    6,222
    DTR Automotive Corp..............................................   2,675   68,890
*   Duk San Neolux Co., Ltd..........................................   2,327   45,346
    DY Corp..........................................................   8,382   34,467
    DY POWER Corp....................................................   3,899   31,583
    e Tec E&C, Ltd...................................................   1,166   69,134
    E1 Corp..........................................................   1,823   76,517
    Eagon Holdings Co., Ltd..........................................  27,333   62,464
    Eagon Industrial, Ltd............................................   6,249   41,077
    Easy Bio, Inc....................................................  25,580  116,395
*   EcoBio Holdings Co., Ltd.........................................   2,985   13,168
*   Ecopro Co., Ltd..................................................   7,642  136,009
    e-Credible Co., Ltd..............................................   1,402   22,688
    Eehwa Construction Co., Ltd......................................   2,332   10,094
*   EG Corp..........................................................     493    3,822
*   Ehwa Technologies Information Co., Ltd........................... 240,455   45,364
    Elcomtec Co., Ltd................................................   9,977   12,536
    e-LITECOM Co., Ltd...............................................   5,790   25,129
    E-MART, Inc......................................................   6,395  611,705
*   EMKOREA Co., Ltd.................................................   8,717   34,294
    EM-Tech Co., Ltd.................................................   7,200   51,877
*   EMW Co., Ltd.....................................................   3,658    1,639
#   ENF Technology Co., Ltd..........................................   7,754  172,804
    Eo Technics Co., Ltd.............................................   1,441  118,933
    Estechpharma Co., Ltd............................................   2,989   20,575
#   Eugene Corp......................................................  28,810  114,999
    Eugene Investment & Securities Co., Ltd..........................  42,469   74,862
    Eugene Technology Co., Ltd.......................................   7,654  100,405
#*  Eusu Holdings Co., Ltd...........................................   6,956   42,484
    EVERDIGM Corp....................................................   5,254   20,745
*   Exem Co., Ltd....................................................   3,347    7,748
    F&F Co., Ltd.....................................................   3,015  259,835
    Farmsco..........................................................   9,968   41,039
*   FarmStory Co., Ltd...............................................  32,468   28,679
*   Feelingk Co., Ltd................................................  20,694   22,648
*   Feelux Co., Ltd..................................................  12,210   72,968
    Fila Korea, Ltd..................................................  16,732  825,604
    Fine Semitech Corp...............................................   7,015   42,366
*   Fine Technix Co., Ltd............................................  10,892   24,126
*   FN Republic Co., Ltd.............................................  20,555   18,735
*   FNC Entertainment Co., Ltd.......................................   1,512    9,507
#*  Foosung Co., Ltd.................................................  25,877  187,262
*   Fourth-Link, Inc.................................................   6,152    2,895
    Fursys, Inc......................................................   1,797   47,983
    Gabia, Inc.......................................................   4,174   26,260
*   Gamevil, Inc.....................................................   1,925   51,814
    Gaon Cable Co., Ltd..............................................   1,471   22,970

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
*   Genie Music Corp.................................................   5,644 $   17,631
*   Gigalane Co., Ltd................................................  11,619     15,871
    GMB Korea Corp...................................................   4,841     21,444
*   GMP Co., Ltd.....................................................   3,812     31,186
*   GNCO Co., Ltd....................................................  25,842     25,454
    GOLFZON Co., Ltd.................................................   1,742    102,225
    Golfzon Newdin Holdings Co., Ltd.................................  11,819     38,621
*   Good People Co., Ltd.............................................   5,076     15,086
    Green Cross Cell Corp............................................   1,619     59,933
    Green Cross Corp.................................................   1,073    118,116
    Green Cross Holdings Corp........................................   7,694    137,164
    GS Engineering & Construction Corp...............................  30,868    817,253
    GS Global Corp...................................................  28,138     56,199
    GS Holdings Corp.................................................  33,765  1,438,969
    GS Home Shopping, Inc............................................   1,367    174,754
    GS Retail Co., Ltd...............................................   9,938    326,616
#*  G-SMATT GLOBAL Co., Ltd..........................................  29,652     11,407
    Gwangju Shinsegae Co., Ltd.......................................     408     59,355
*   GY Commerce Co., Ltd.............................................   6,187      2,243
    HAESUNG DS Co., Ltd..............................................   5,158     64,849
    Haimarrow Food Service Co., Ltd..................................  14,189     32,074
    Haitai Confectionery & Foods Co., Ltd............................   2,525     16,251
*   Halla Corp.......................................................  12,823     34,761
    Halla Holdings Corp..............................................   4,229    151,407
    Han Kuk Carbon Co., Ltd..........................................   7,373     52,769
    Hana Financial Group, Inc........................................ 107,893  3,123,767
    Hana Micron, Inc.................................................  11,094     52,753
    Hana Tour Service, Inc...........................................   4,480    186,625
*   Hanall Biopharma Co., Ltd........................................   3,829    108,880
    Hancom MDS, Inc..................................................   2,533     25,144
    Hancom, Inc......................................................   8,299     71,568
    Handok, Inc......................................................   3,495     67,286
    Handsome Co., Ltd................................................   7,877    197,400
    Hanil Cement Co., Ltd............................................   1,072     90,252
    Hanil Holdings Co., Ltd..........................................     878     36,078
    Hanil Hyundai Cement Co., Ltd....................................     500     13,506
*   Hanil Vacuum Co., Ltd............................................  25,230     19,820
*   Hanjin Heavy Industries & Construction Co., Ltd..................   9,167     34,311
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.........   6,254     14,406
    Hanjin Kal Corp..................................................   5,131    133,522
    Hanjin Transportation Co., Ltd...................................   4,518    119,632
*   Hankook Cosmetics Co., Ltd.......................................   2,704     19,599
    Hankook Cosmetics Manufacturing Co., Ltd.........................     456     12,240
    Hankook Shell Oil Co., Ltd.......................................     457    130,171
    Hankook Tire & Technology Co., Ltd...............................  36,260    966,877
    Hankuk Paper Manufacturing Co., Ltd..............................   2,272     34,938
    Hanmi Semiconductor Co., Ltd.....................................   7,872     46,030
    HanmiGlobal Co., Ltd.............................................   3,314     25,744
#   Hanon Systems....................................................  45,925    457,065
    Hans Biomed Corp.................................................   1,476     28,861
    Hansae Co., Ltd..................................................   5,104     79,328
    Hansae Yes24 Holdings Co., Ltd...................................   6,281     41,338
    Hanshin Construction.............................................   5,084     66,922
    Hanshin Machinery Co.............................................  11,420     16,402
    Hansol Chemical Co., Ltd.........................................   5,264    423,206
*   Hansol Holdings Co., Ltd.........................................  24,136     82,215
    Hansol HomeDeco Co., Ltd.........................................  40,610     41,325
    Hansol Paper Co., Ltd............................................  11,350    142,832
*   Hansol Technics Co., Ltd.........................................  16,389    104,783

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
SOUTH KOREA -- (Continued)
    Hanssem Co., Ltd.................................................   2,045 $111,182
    Hanwha Chemical Corp.............................................  33,014  461,941
    Hanwha Galleria Timeworld Co., Ltd...............................   1,061   17,308
    Hanwha General Insurance Co., Ltd................................  39,443   94,600
*   Hanwha Investment & Securities Co., Ltd..........................  72,927  125,266
    Hanwha Life Insurance Co., Ltd................................... 161,217  308,523
    Hanyang Eng Co., Ltd.............................................   6,152   61,179
    Hanyang Securities Co., Ltd......................................   5,181   32,811
*   Harim Co., Ltd...................................................   8,916   21,650
    Harim Holdings Co., Ltd..........................................  11,610   89,685
    HB Technology Co., Ltd...........................................  13,027   32,561
    HDC Holdings Co., Ltd............................................  21,279  216,226
    HDC Hyundai Engineering Plastics Co., Ltd........................   9,569   36,643
    HDC I-Controls Co., Ltd..........................................   2,438   20,190
*   Heung-A Shipping Co., Ltd........................................  43,735   13,575
*   Heungkuk Fire & Marine Insurance Co., Ltd........................  34,883   93,540
*   Hisem Co., Ltd...................................................   6,201   28,710
    HJ Magnolia Yongpyong Hotel & Resort Corp........................  12,765   70,618
#*  HLB, Inc.........................................................   4,624  659,675
*   Home Center Holdings Co., Ltd....................................  28,326   27,834
*   Homecast Co., Ltd................................................   8,164   33,012
    Hotel Shilla Co., Ltd............................................  10,778  716,487
    HS Industries Co., Ltd...........................................  19,339  188,479
    HS R&A Co., Ltd..................................................  24,330   39,978
*   HSD Engine Co., Ltd..............................................  10,450   35,667
    Huchems Fine Chemical Corp.......................................  12,690  241,371
*   Hugel, Inc.......................................................     293   91,667
*   Humax Co., Ltd...................................................  10,256   43,921
    Humedix Co., Ltd.................................................   1,789   34,623
    Huons Co., Ltd...................................................   2,356   94,393
    Huons Global Co., Ltd............................................   1,924   49,918
    Husteel Co., Ltd.................................................   2,394   20,942
    Huvis Corp.......................................................   8,020   39,900
    Huvitz Co., Ltd..................................................   6,177   44,947
    Hwa Shin Co., Ltd................................................  11,649   36,401
    Hwacheon Machine Tool Co., Ltd...................................     515   17,007
*   Hwajin Co., Ltd..................................................  13,178    6,499
    Hwangkum Steel & Technology Co., Ltd.............................   5,147   32,972
    HwaSung Industrial Co., Ltd......................................   4,660   47,864
    Hy-Lok Corp......................................................   6,254   91,872
*   Hyosung Advanced Materials Corp..................................   1,594  149,900
    Hyosung Chemical Corp............................................   1,136  161,278
    Hyosung Corp.....................................................   3,262  231,744
    Hyosung TNC Co., Ltd.............................................   1,540  212,217
*   Hyulim ROBOT Co., Ltd............................................  21,742   16,889
    Hyundai BNG Steel Co., Ltd.......................................   6,287   49,417
    Hyundai Construction Equipment Co., Ltd..........................   6,858  164,007
    Hyundai Corp Holdings, Inc.......................................   2,602   26,612
    Hyundai Corp.....................................................   4,149   62,839
    Hyundai Department Store Co., Ltd................................   3,764  238,979
#*  Hyundai Electric & Energy System Co., Ltd........................   6,240   57,384
    Hyundai Elevator Co., Ltd........................................   3,340  210,693
    Hyundai Engineering & Construction Co., Ltd......................  13,469  496,239
    Hyundai Glovis Co., Ltd..........................................   5,118  662,945
    Hyundai Greenfood Co., Ltd.......................................  22,415  215,764
    Hyundai Heavy Industries Holdings Co., Ltd.......................   2,321  679,714
    Hyundai Home Shopping Network Corp...............................   2,704  196,403
    Hyundai Hy Communications & Networks Co., Ltd....................  24,414   77,434
    Hyundai Livart Furniture Co., Ltd................................   8,375  101,240

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    Hyundai Marine & Fire Insurance Co., Ltd.........................  39,083 $  848,756
*   Hyundai Merchant Marine Co., Ltd.................................  65,786    185,935
    Hyundai Mipo Dockyard Co., Ltd...................................   7,942    296,170
    Hyundai Mobis Co., Ltd...........................................   9,699  1,977,951
    Hyundai Motor Co.................................................  24,343  2,549,792
    Hyundai Motor Securities Co., Ltd................................  10,101     85,522
*   Hyundai Rotem Co., Ltd...........................................   6,557     90,406
    Hyundai Steel Co.................................................  18,749    510,624
    Hyundai Telecommunication Co., Ltd...............................   2,596     18,092
    Hyundai Wia Corp.................................................   5,534    243,193
    HyVision System, Inc.............................................   6,172     57,123
    i3system, Inc....................................................   1,104     16,452
    ICD Co., Ltd.....................................................   4,336     52,973
*   i-Components Co., Ltd............................................   1,634      8,526
    IDIS Holdings Co., Ltd...........................................   3,560     39,757
    IHQ, Inc.........................................................  16,278     24,247
    Iljin Diamond Co., Ltd...........................................   1,220     32,003
    Iljin Display Co., Ltd...........................................     411      1,222
*   Iljin Electric Co., Ltd..........................................   9,122     24,082
    Iljin Holdings Co., Ltd..........................................  12,691     50,381
#*  Iljin Materials Co., Ltd.........................................   4,124    138,834
    Ilshin Spinning Co., Ltd.........................................     866     52,845
*   Ilyang Pharmaceutical Co., Ltd...................................   3,037     56,853
*   IM Co., Ltd......................................................   9,895      9,463
    iMarketKorea, Inc................................................   8,309     77,577
    InBody Co., Ltd..................................................   5,197    101,716
*   Incross Co., Ltd.................................................     620     10,930
    Industrial Bank of Korea.........................................  92,539    937,177
*   Infinitt Healthcare Co., Ltd.....................................   5,114     25,284
    INITECH Co., Ltd.................................................   6,800     30,976
*   InkTec Co., Ltd..................................................   3,256     11,940
    Innocean Worldwide, Inc..........................................   1,735     95,776
*   InnoWireless, Inc................................................   1,034     26,604
*   Innox Advanced Materials Co., Ltd................................   3,418    169,972
*   Inscobee, Inc....................................................  29,125     67,401
*   Insun ENT Co., Ltd...............................................   3,566     21,784
    Intelligent Digital Integrated Security Co., Ltd.................   1,165     36,013
*   Interflex Co., Ltd...............................................   5,956     89,602
    Interojo Co., Ltd................................................   3,500     78,213
    Interpark Corp...................................................   4,000     18,501
    Interpark Holdings Corp..........................................  25,238     52,028
    INTOPS Co., Ltd..................................................   9,595    113,199
    INVENIA Co., Ltd.................................................   3,944      8,647
    Inzi Controls Co., Ltd...........................................   7,005     29,733
    INZI Display Co., Ltd............................................   5,255      9,576
*   Iones Co., Ltd...................................................   3,976     20,080
    IS Dongseo Co., Ltd..............................................   8,814    241,949
    ISC Co., Ltd.....................................................   4,726     42,584
    i-SENS, Inc......................................................   4,238    100,015
    ISU Chemical Co., Ltd............................................   7,276     66,928
    IsuPetasys Co., Ltd..............................................   8,407     30,142
    It's Hanbul Co., Ltd.............................................   1,615     28,326
    J.ESTINA Co., Ltd................................................   5,394     23,912
    Jahwa Electronics Co., Ltd.......................................   8,314     76,348
    JASTECH, Ltd.....................................................   2,242     24,265
*   Jayjun Cosmetic Co., Ltd.........................................   9,047     38,019
    JB Financial Group Co., Ltd...................................... 105,574    484,430
    JC Hyun System, Inc..............................................   6,531     26,606
*   Jcontentree Corp.................................................   2,465     78,615

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
*   Jeju Semiconductor Corp..........................................   8,133 $   22,364
    Jejuair Co., Ltd.................................................   4,282     88,296
*   Jeongsan Aikang Co., Ltd.........................................   3,986      6,878
    Jinsung T.E.C....................................................   7,638     45,793
    JLS Co., Ltd.....................................................   3,636     24,320
*   JNK Heaters Co., Ltd.............................................   4,515     21,070
#   JS Corp..........................................................   1,923     25,566
    Jusung Engineering Co., Ltd......................................  15,257     92,966
    JVM Co., Ltd.....................................................     850     23,779
    JW Life Science Corp.............................................   3,290     56,706
    JYP Entertainment Corp...........................................   9,379    180,069
    Kakao Corp.......................................................   3,960    480,555
#*  Kanglim Co., Ltd.................................................   7,932     16,123
    Kangnam Jevisco Co., Ltd.........................................   1,835     34,749
    KAON Media Co., Ltd..............................................   4,373     33,124
    KB Financial Group, Inc..........................................  65,852  2,370,651
    KB Financial Group, Inc., ADR....................................  39,797  1,421,549
*   KB Metal Co., Ltd................................................   9,168     11,799
    KC Co., Ltd......................................................   5,083     60,914
    KC Cottrell Co., Ltd.............................................     626      3,901
    KC Green Holdings Co., Ltd.......................................   7,765     30,173
    KC Tech Co., Ltd.................................................   3,975     66,557
    KCC Corp.........................................................   1,531    297,164
    KCC Engineering & Construction Co., Ltd..........................   4,872     26,470
*   KEC Corp.........................................................  46,114     39,475
    KEPCO Engineering & Construction Co., Inc........................   2,230     39,312
    KEPCO Plant Service & Engineering Co., Ltd.......................   6,401    179,110
    Keyang Electric Machinery Co., Ltd...............................  13,591     32,525
#*  KEYEAST Co., Ltd.................................................  36,566     84,812
    KG Chemical Corp.................................................   4,943     45,799
    KG Eco Technology Service Co., Ltd...............................  10,678     27,864
    Kginicis Co., Ltd................................................   9,067    127,173
    KGMobilians Co., Ltd.............................................   6,433     31,804
*   KH Vatec Co., Ltd................................................   5,721     83,947
    Kia Motors Corp..................................................  46,197  1,688,378
    KINX, Inc........................................................     817     21,817
    KISCO Corp.......................................................  10,871     43,268
    KISCO Holdings Co., Ltd..........................................   4,668     53,345
    Kishin Corp......................................................     757      2,364
    KISWIRE, Ltd.....................................................   4,002     74,989
#*  Kiwi Media Group Co., Ltd........................................ 162,075     20,896
    KIWOOM Securities Co., Ltd.......................................   5,934    351,925
    KL-Net Corp......................................................   4,538      9,116
    KM Corp..........................................................   1,874     12,270
    KMH Co., Ltd.....................................................   9,025     39,431
    Kocom Co., Ltd...................................................   4,026     23,680
*   Kodaco Co., Ltd..................................................  19,992     28,288
    Koentec Co., Ltd.................................................   6,526     55,622
    Koh Young Technology, Inc........................................   3,736    302,129
    Kolmar BNH Co., Ltd..............................................   4,641    107,243
    Kolmar Korea Holdings Co., Ltd...................................   3,790     71,160
    Kolon Corp.......................................................   4,176     62,107
*   Kolon Global Corp................................................   4,114     35,441
    Kolon Industries, Inc............................................   9,272    375,361
*   Kolon Life Science, Inc..........................................   3,126     61,233
    Kolon Plastic, Inc...............................................   3,778     15,303
    KoMiCo, Ltd......................................................   2,410     58,871
*   KONA I Co., Ltd..................................................   3,617     51,687
    Korea Asset In Trust Co., Ltd....................................  25,144     73,617

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    Korea Autoglass Corp.............................................   5,235 $   75,670
    Korea Cast Iron Pipe Industries Co., Ltd.........................   4,507     39,417
*   Korea Circuit Co., Ltd...........................................   7,389     66,043
*   Korea District Heating Corp......................................   1,606     67,774
*   Korea Electric Power Corp., Sponsored ADR........................  68,043    740,308
*   Korea Electric Power Corp........................................  14,762    322,706
    Korea Electric Terminal Co., Ltd.................................   3,484    137,974
    Korea Electronic Certification Authority, Inc....................   4,271     15,427
    Korea Electronic Power Industrial Development Co., Ltd...........   5,312     14,891
#*  Korea Flange Co., Ltd............................................  11,755     23,643
    Korea Gas Corp...................................................  10,715    362,011
*   Korea Information & Communications Co., Ltd......................   7,042     49,459
    Korea Information Certificate Authority, Inc.....................   3,853     12,109
    Korea Investment Holdings Co., Ltd...............................  18,296  1,062,897
*   Korea Line Corp..................................................   8,378    159,638
*   Korea Materials & Analysis Corp..................................     500      4,724
    Korea Petrochemical Ind Co., Ltd.................................   2,253    230,015
    Korea Real Estate Investment & Trust Co., Ltd.................... 102,201    193,972
*   Korea Shipbuilding & Offshore Engineering Co., Ltd...............   7,266    759,388
    Korea Zinc Co., Ltd..............................................   1,983    738,930
    Korean Air Lines Co., Ltd........................................  31,301    669,953
    Korean Reinsurance Co............................................  52,709    359,118
    Kortek Corp......................................................   6,043     64,176
*   Kossen Co., Ltd..................................................  17,839     25,906
    KPX Chemical Co., Ltd............................................   1,121     51,923
*   KSIGN Co., Ltd...................................................  12,339     13,478
    KSS LINE, Ltd....................................................   8,802     54,387
    KT Corp., Sponsored ADR..........................................  12,498    140,353
*   KT Hitel Co., Ltd................................................   7,684     40,528
    KT Skylife Co., Ltd..............................................  14,019    104,741
    KT Submarine Co., Ltd............................................   5,549     13,834
*   KTB Investment & Securities Co., Ltd.............................  28,284     56,107
    KTCS Corp........................................................  20,566     36,513
    Ktis Corp........................................................  11,445     21,781
    Kukbo Design Co., Ltd............................................   2,197     28,896
    Kukdo Chemical Co., Ltd..........................................   1,531     62,279
    Kukdong Oil & Chemicals Co., Ltd.................................   8,320     24,308
    Kumho Industrial Co., Ltd........................................   8,245     85,728
    Kumho Petrochemical Co., Ltd.....................................   9,036    541,023
*   Kumho Tire Co., Inc..............................................  35,754    129,874
#   Kumkang Kind Co., Ltd............................................  12,140     40,681
*   Kwang Myung Electric Co., Ltd....................................  10,184     18,949
    Kyeryong Construction Industrial Co., Ltd........................   4,158     77,571
    Kyobo Securities Co., Ltd........................................  11,174     87,075
    Kyongbo Pharmaceutical Co., Ltd..................................   4,877     35,149
    Kyung Dong Navien Co., Ltd.......................................   2,219     83,340
*   Kyung Nam Pharm Co., Ltd.........................................   3,082      8,543
    Kyungbang Co., Ltd...............................................   7,757     66,734
    KyungDong City Gas Co., Ltd......................................   1,201     26,905
    KyungDong Invest Co., Ltd........................................     487     13,539
#   Kyung-In Synthetic Corp..........................................  10,322     77,179
#   L&F Co., Ltd.....................................................   4,671     91,389
#*  LB Semicon, Inc..................................................  21,559    143,953
    LEADCORP, Inc. (The).............................................   9,025     43,603
*   Leaders Cosmetics Co., Ltd.......................................   3,392     17,823
    LEENO Industrial, Inc............................................   4,357    198,691
*   Leenos Corp......................................................   7,490      8,451
    LF Corp..........................................................   9,746    164,424
    LG Chem, Ltd.....................................................   7,098  1,872,772

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    LG Corp..........................................................  17,925 $1,068,626
*   LG Display Co., Ltd., ADR........................................ 167,349    980,665
*   LG Display Co., Ltd..............................................  75,877    889,433
    LG Electronics, Inc..............................................  44,975  2,577,482
    LG Hausys, Ltd...................................................   3,869    197,784
    LG Household & Health Care, Ltd..................................   2,150  2,326,509
    LG Innotek Co., Ltd..............................................   7,418    770,505
    LG International Corp............................................  17,089    227,804
    LG Uplus Corp....................................................  51,717    597,469
    Lion Chemtech Co., Ltd...........................................   2,935     21,208
*   LIS Co., Ltd.....................................................   2,810     29,723
*   Liveplex Co., Ltd................................................  45,313     33,710
    LMS Co., Ltd.....................................................   3,047     68,717
    Lock & Lock Co., Ltd.............................................   7,507     76,043
*   LONGTU KOREA, Inc................................................   2,910     15,654
    LOT Vacuum Co., Ltd..............................................   4,653     33,869
    Lotte Chemical Corp..............................................   6,154  1,197,285
    Lotte Confectionery Co., Ltd.....................................     147     17,750
    Lotte Corp.......................................................   6,528    204,347
    LOTTE Fine Chemical Co., Ltd.....................................   8,569    324,903
    Lotte Food Co., Ltd..............................................     253     93,758
    LOTTE Himart Co., Ltd............................................   5,554    144,437
*   Lotte Non-Life Insurance Co., Ltd................................  39,836     75,596
    Lotte Shopping Co., Ltd..........................................   3,054    326,418
*   Lotte Tour Development Co., Ltd..................................   3,991     44,430
    LS Corp..........................................................   5,622    234,091
    LS Industrial Systems Co., Ltd...................................   4,164    177,941
*   Lumens Co., Ltd..................................................  26,924     48,981
*   Lutronic Corp....................................................   2,913     20,463
*   LVMC Holdings....................................................  18,095     69,379
#   Macquarie Korea Infrastructure Fund.............................. 116,801  1,189,897
    Maeil Holdings Co., Ltd..........................................   5,094     49,217
#*  Magicmicro Co., Ltd..............................................   5,200      4,568
    Mando Corp.......................................................  17,448    534,813
#*  Maniker Co., Ltd.................................................  14,943     10,680
#   Mcnex Co., Ltd...................................................   7,663    159,908
#*  ME2ON Co., Ltd...................................................  11,945     66,079
*   Medipost Co., Ltd................................................   1,762     48,924
    Medy-Tox, Inc....................................................   1,739    492,120
    Meerecompany, Inc................................................   1,694     56,926
    MegaStudy Co., Ltd...............................................   3,816     41,665
#   MegaStudyEdu Co., Ltd............................................   3,460    108,581
*   Melfas, Inc......................................................   5,636     10,360
    Meritz Financial Group, Inc......................................  20,520    219,315
    Meritz Fire & Marine Insurance Co., Ltd..........................  33,955    538,882
    Meritz Securities Co., Ltd....................................... 139,511    539,345
    META BIOMED Co., Ltd.............................................   6,026     13,675
*   Mgame Corp.......................................................   5,065     14,890
    Mi Chang Oil Industrial Co., Ltd.................................     382     26,139
    MiCo, Ltd........................................................  17,220     85,898
    Minwise Co., Ltd.................................................   4,370     61,838
    Mirae Asset Daewoo Co., Ltd......................................  88,904    545,064
    Mirae Asset Life Insurance Co., Ltd..............................  57,425    197,554
#*  Mirae Corp....................................................... 238,292     35,905
    Miwon Chemicals Co., Ltd.........................................     571     20,761
    Miwon Commercial Co., Ltd........................................     701     34,338
    Miwon Specialty Chemical Co., Ltd................................     909     55,814
    MK Electron Co., Ltd.............................................  10,839     72,560
*   MNTech Co., Ltd..................................................   8,025     21,421

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Mobase Co., Ltd..................................................  7,531 $   29,224
    Modetour Network, Inc............................................  4,014     54,323
    Moorim P&P Co., Ltd.............................................. 15,640     59,813
    Moorim Paper Co., Ltd............................................ 14,496     32,307
    Motonic Corp.....................................................  6,896     49,691
*   MP Group, Inc....................................................  9,820      2,081
    Multicampus Co., Ltd.............................................  1,164     36,124
*   MyungMoon Pharm Co., Ltd.........................................  4,296     16,884
    Nam Hwa Construction Co., Ltd....................................  1,461     10,305
    Namhae Chemical Corp.............................................  4,295     30,581
#*  Namsun Aluminum Co., Ltd......................................... 20,275     67,728
    Namyang Dairy Products Co., Ltd..................................    232     93,907
#*  Nano Chem Tech, Inc..............................................  3,716      7,967
*   NanoenTek, Inc...................................................  6,677     27,111
    Nasmedia Co., Ltd................................................  2,360     58,830
    NAVER Corp....................................................... 15,856  2,235,640
    NCSoft Corp......................................................  3,890  1,726,364
    NeoPharm Co., Ltd................................................  2,235     92,941
*   Neowiz...........................................................  5,131     75,248
*   NEOWIZ HOLDINGS Corp.............................................  3,627     46,306
#   NEPES Corp....................................................... 11,408    272,210
#*  Netmarble Corp...................................................  2,207    170,316
*   Neuros Co., Ltd..................................................  3,123     12,097
*   New Power Plasma Co., Ltd........................................  1,000     16,065
    Nexen Corp....................................................... 12,708     64,835
    Nexen Tire Corp.................................................. 25,203    202,544
*   Next Entertainment World Co., Ltd................................  3,907     13,362
    NextEye Co., Ltd.................................................  7,648      9,285
    Nexturn Co., Ltd.................................................  1,173     10,329
    NH Investment & Securities Co., Ltd.............................. 66,989    694,652
*   NHN Corp.........................................................  4,379    216,967
#   NHN KCP Corp.....................................................  7,219    131,475
    NICE Holdings Co., Ltd...........................................  9,384    156,484
    Nice Information & Telecommunication, Inc........................  3,622     97,120
    NICE Information Service Co., Ltd................................ 20,374    213,076
    NICE Total Cash Management Co., Ltd.............................. 11,894     69,949
*   NK Co., Ltd...................................................... 30,243     28,634
    Nong Shim Holdings Co., Ltd......................................    900     66,800
    Nong Woo Bio Co., Ltd............................................  3,988     44,575
    NongShim Co., Ltd................................................    831    172,983
    Noroo Holdings Co., Ltd..........................................  1,493     16,149
    NOROO Paint & Coatings Co., Ltd..................................  5,670     36,494
    NPC..............................................................  1,809      6,194
    NS Shopping Co., Ltd.............................................  8,130     67,992
    Nuri Telecom Co., Ltd............................................  4,947     24,844
    OCI Co., Ltd.....................................................  6,552    353,050
*   Omnisystem Co., Ltd.............................................. 14,815     22,715
    Openbase, Inc.................................................... 13,127     35,256
    Opto Device Technology Co., Ltd..................................  5,298     22,917
    OptoElectronics Solutions Co., Ltd...............................  1,450     62,042
    OPTRON-TEC, Inc.................................................. 12,673     61,573
    Orange Life Insurance, Ltd.......................................  5,369    129,085
*   Orbitech Co., Ltd................................................  2,100      7,224
    Orion Corp.......................................................  2,406    218,580
    Orion Holdings Corp.............................................. 14,570    197,809
*   OSANGJAIEL Co., Ltd..............................................  4,152     24,478
*   Osstem Implant Co., Ltd..........................................  5,214    178,749
#*  Osung Advanced Materials Co., Ltd................................ 18,850     40,030
    Ottogi Corp......................................................    250    121,460

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Paik Kwang Industrial Co., Ltd...................................  8,646 $   18,513
#*  Pan Ocean Co., Ltd............................................... 74,592    281,162
    Pan-Pacific Co., Ltd............................................. 13,908     33,095
#   Partron Co., Ltd................................................. 13,959    141,552
*   Paru Co., Ltd....................................................  9,531     19,742
#*  Paxnet Co., Ltd..................................................  1,480     10,912
#*  Pearl Abyss Corp.................................................  2,268    421,892
*   People & Technology, Inc.........................................  4,762     29,427
    Pharma Research Products Co., Ltd................................    787     22,480
*   Pharmicell Co., Ltd..............................................  7,843     57,975
    PNE Solution Co., Ltd............................................  3,058     25,668
    POSCO............................................................ 19,684  3,571,574
    POSCO Chemtech Co., Ltd..........................................  5,456    224,433
    Posco ICT Co., Ltd...............................................  7,676     31,579
    Posco International Corp......................................... 15,181    237,261
#   Posco M-Tech Co., Ltd............................................ 14,118     60,455
*   Power Logics Co., Ltd............................................ 11,435     94,136
    Protec Co., Ltd..................................................  3,397     52,127
*   PSK, Inc.........................................................  6,508     93,623
    Pulmuone Co., Ltd................................................  8,410     63,407
    Pyeong Hwa Automotive Co., Ltd...................................  5,778     49,519
*   RaonSecure Co., Ltd.............................................. 12,259     31,172
    Rayence Co., Ltd.................................................  1,915     19,046
*   Redrover Co., Ltd................................................ 16,095      8,439
    Reyon Pharmaceutical Co., Ltd....................................  1,974     25,726
    RFHIC Corp.......................................................  2,343     73,568
*   RFTech Co., Ltd..................................................  4,687     31,085
    Robostar Co., Ltd................................................  1,376     21,500
    S Net Systems, Inc...............................................  4,731     28,546
#   S&S Tech Corp....................................................  5,602     46,366
*   S&T Corp.........................................................    709     10,656
    S&T Holdings Co., Ltd............................................  5,206     70,486
    S&T Motiv Co., Ltd...............................................  4,675    182,565
*   S.Y. Co., Ltd....................................................  2,999     10,476
    S-1 Corp.........................................................  6,246    503,290
    Sajo Industries Co., Ltd.........................................  1,469     49,190
    Sajodaerim Corp..................................................    980     13,685
*   Sajodongaone Co., Ltd............................................ 33,458     30,034
    Sam Young Electronics Co., Ltd...................................  6,567     49,270
    Sam Yung Trading Co., Ltd........................................  7,608    103,507
    Sambo Motors Co., Ltd............................................  7,570     38,725
#*  Sambon Electronics Co., Ltd...................................... 16,340     37,235
    Samchully Co., Ltd...............................................  1,363     98,775
#*  Samchuly Bicycle Co., Ltd........................................  5,258     24,746
    Samho Development Co., Ltd....................................... 12,485     47,631
    Samho International Co., Ltd.....................................  3,864     67,968
    SAMHWA Paints Industrial Co., Ltd................................  6,914     30,483
    Samick Musical Instruments Co., Ltd.............................. 25,745     38,710
    Samick THK Co., Ltd..............................................  4,280     45,861
    Samji Electronics Co., Ltd.......................................  2,555     22,631
    Samjin Pharmaceutical Co., Ltd...................................  5,142    113,374
    Samkee Automotive Co., Ltd....................................... 12,204     26,493
    Samkwang Glass Co., Ltd..........................................  1,433     36,140
    Sammok S-Form Co., Ltd...........................................  5,447     43,549
*   SAMPYO Cement Co., Ltd........................................... 24,449     69,402
*   Samsung Biologics Co., Ltd.......................................    310    105,902
    Samsung C&T Corp................................................. 11,030    944,510
    Samsung Card Co., Ltd............................................  9,146    263,823
    Samsung Electro-Mechanics Co., Ltd............................... 19,018  1,841,217

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
    Samsung Electronics Co., Ltd..................................... 1,067,229 $46,125,473
    Samsung Electronics Co., Ltd. , GDR (4942818)....................    18,006  19,248,196
*   Samsung Engineering Co., Ltd.....................................    38,314     584,905
    Samsung Fire & Marine Insurance Co., Ltd.........................    13,337   2,480,997
*   Samsung Heavy Industries Co., Ltd................................    82,342     511,278
    Samsung Life Insurance Co., Ltd..................................    17,337   1,052,831
#*  Samsung Pharmaceutical Co., Ltd..................................    18,209      62,564
    Samsung SDI Co., Ltd.............................................     5,296   1,033,422
    Samsung SDS Co., Ltd.............................................     5,751     993,291
    Samsung Securities Co., Ltd......................................    22,934     660,718
    SAMT Co., Ltd....................................................    28,486      53,443
#   Samwha Capacitor Co., Ltd........................................     4,575     193,858
    Samwha Electric Co., Ltd.........................................     1,429      17,575
    Samyang Corp.....................................................     2,085      86,549
    Samyang Foods Co., Ltd...........................................     1,461     110,576
    Samyang Holdings Corp............................................     2,363     128,622
    Samyang Tongsang Co., Ltd........................................     1,031      52,810
    Sang-A Frontec Co., Ltd..........................................     2,384      33,093
*   Sangbo Corp......................................................    10,721      11,099
*   Sangsangin Co., Ltd..............................................    23,106     239,743
    Sangsin Brake....................................................     6,230      20,371
    Sangsin Energy Display Precision Co., Ltd........................     3,457      26,459
    SaraminHR Co., Ltd...............................................     1,626      39,653
    SAVEZONE I&C Corp................................................     8,459      24,522
*   SBI Investment Korea Co., Ltd....................................    24,785      14,871
*   SBS Media Holdings Co., Ltd......................................    26,174      44,177
#*  SBW..............................................................    69,888      61,759
*   S-Connect Co., Ltd...............................................    25,055      35,947
*   SD Biotechnologies Co., Ltd......................................     2,244       9,935
#*  SDN Co., Ltd.....................................................    13,861      21,873
    Seah Besteel Corp................................................     8,346     114,836
    SeAH Holdings Corp...............................................       419      29,188
    SeAH Steel Corp..................................................     1,031      55,171
    SeAH Steel Holdings Corp.........................................     1,150      46,688
    Sebang Co., Ltd..................................................     6,490      62,814
    Sebang Global Battery Co., Ltd...................................     4,466     146,093
    Sebo Manufacturing Engineer Corp.................................     1,867      13,491
*   Seegene, Inc.....................................................     4,985      90,735
    Sejong Industrial Co., Ltd.......................................     6,842      25,134
*   Sejong Telecom, Inc..............................................   163,379      55,025
*   Sekonix Co., Ltd.................................................     5,506      32,782
*   Selvas AI, Inc...................................................     5,674      13,826
    Sempio Foods Co..................................................       730      18,500
    Semyung Electric Machinery Co., Ltd..............................     3,019      11,950
    S-Energy Co., Ltd................................................     5,092      16,559
*   Seobu T&D........................................................    12,773      84,634
    Seohan Co., Ltd..................................................    55,168      60,333
    Seohee Construction Co., Ltd.....................................    97,637      95,543
    Seojin System Co., Ltd...........................................     2,390      62,412
    Seoul Auction Co., Ltd...........................................     4,296      19,253
*   Seoul Pharma Co., Ltd............................................     2,126      12,030
    Seoul Semiconductor Co., Ltd.....................................    23,900     274,636
    SEOWONINTECH Co., Ltd............................................     5,769      30,232
    Seoyon Co., Ltd..................................................     6,326      17,721
    Seoyon E-Hwa Co., Ltd............................................     8,658      41,890
*   Sewon Cellontech Co., Ltd........................................     9,299      23,930
    Sewon Precision Industry Co., Ltd................................     1,917      13,330
    SEWOONMEDICAL Co., Ltd...........................................    10,144      29,099
    SFA Engineering Corp.............................................     5,571     199,653

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
#*  SFA Semicon Co., Ltd.............................................  53,773 $   161,505
*   SFC Co., Ltd.....................................................   4,742       5,548
*   SG Corp..........................................................  28,911      23,901
*   SG&G Corp........................................................  11,339      18,919
    SH Energy & Chemical Co., Ltd....................................  21,194      18,881
    Shindaeyang Paper Co., Ltd.......................................   1,105      59,428
    Shinhan Financial Group Co., Ltd................................. 111,878   4,076,284
    Shinhan Financial Group Co., Ltd., ADR...........................  14,952     539,618
    Shinil Industrial Co., Ltd.......................................  27,475      40,262
    Shinsegae Engineering & Construction Co., Ltd....................   2,043      42,770
    Shinsegae Food Co., Ltd..........................................     986      60,509
    Shinsegae Information & Communication Co., Ltd...................     469      43,541
    Shinsegae International, Inc.....................................     506      86,169
    Shinsegae, Inc...................................................   3,603     730,191
*   Shinsung E&G Co., Ltd............................................   8,719       6,861
#*  Shinsung Tongsang Co., Ltd.......................................  28,440      40,602
*   Shinwha Intertek Corp............................................  14,111      43,385
*   Shinwon Corp.....................................................  24,874      43,288
    Shinyoung Securities Co., Ltd....................................   2,196     104,279
#   SHOWBOX Corp.....................................................  22,337      64,273
*   Signetics Corp...................................................  34,301      31,925
    SIGONG TECH Co., Ltd.............................................   4,127      17,413
    Silicon Works Co., Ltd...........................................   4,352     124,524
    Silla Co., Ltd...................................................   4,459      46,504
    SIMMTECH Co., Ltd................................................  11,749      95,702
    SIMPAC, Inc......................................................   9,760      27,421
    Sindoh Co., Ltd..................................................   3,304     108,715
    SK Bioland Co., Ltd..............................................   4,405      57,026
    SK Chemicals Co., Ltd............................................     636      25,766
    SK D&D Co., Ltd..................................................   2,068      51,384
    SK Discovery Co., Ltd............................................   7,353     141,683
    SK Gas, Ltd......................................................   2,461     177,502
    SK Holdings Co., Ltd.............................................   8,303   1,842,056
    SK Hynix, Inc.................................................... 203,927  14,339,323
    SK Innovation Co., Ltd...........................................  11,796   1,614,112
    SK Materials Co., Ltd............................................   2,040     320,233
    SK Networks Co., Ltd.............................................  98,273     490,178
    SK Securities Co., Ltd........................................... 212,632     109,498
    SK Telecom Co., Ltd., Sponsored ADR..............................   6,344     146,229
    SK Telecom Co., Ltd..............................................   3,393     693,517
    SKC Co., Ltd.....................................................  10,553     402,505
*   SKC Solmics Co., Ltd.............................................  17,800      48,780
#   SKCKOLONPI, Inc..................................................   5,680     167,472
    SL Corp..........................................................   6,554     118,153
*   SM Culture & Contents Co., Ltd...................................   6,924       9,736
#*  SM Entertainment Co..............................................   5,520     175,547
*   S-MAC Co., Ltd...................................................  30,774      21,213
    SMCore, Inc......................................................   1,609      11,442
    SMEC Co., Ltd....................................................  10,746      23,100
*   SNU Precision Co., Ltd...........................................   5,420      12,616
    S-Oil Corp.......................................................   3,269     279,274
*   Solborn, Inc.....................................................   6,999      27,433
#*  Solid, Inc.......................................................  15,461      69,688
    Songwon Industrial Co., Ltd......................................   4,146      54,897
    Soulbrain Co., Ltd...............................................   3,963     256,388
    SPC Samlip Co., Ltd..............................................   1,112      87,597
    SPG Co., Ltd.....................................................   5,560      34,957
    Spigen Korea Co., Ltd............................................   1,132      54,804
#   Ssangyong Cement Industrial Co., Ltd.............................  40,119     201,761

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   Ssangyong Motor Co............................................... 26,548 $ 52,125
    ST Pharm Co., Ltd................................................  3,092   48,772
    Suheung Co., Ltd.................................................  3,327   94,399
    Sun Kwang Co., Ltd...............................................  3,561   47,955
    Sunchang Corp....................................................  4,035   15,061
*   SundayToz Corp...................................................  1,704   29,344
    Sung Bo Chemicals Co., Ltd.......................................  5,109   21,295
    Sung Kwang Bend Co., Ltd......................................... 11,782  100,095
*   Sungchang Enterprise Holdings, Ltd............................... 30,377   44,816
    Sungdo Engineering & Construction Co., Ltd.......................  7,793   30,963
#   Sungshin Cement Co., Ltd.........................................  9,439   64,666
    Sungwoo Hitech Co., Ltd.......................................... 34,636  102,970
#   Sunjin Co., Ltd..................................................  5,383   44,464
#*  Sunny Electronics Corp...........................................  5,164   16,816
*   Suprema HQ, Inc..................................................  1,525    7,511
*   Suprema, Inc.....................................................  1,413   30,177
*   Synopex, Inc..................................................... 29,005   73,671
    Systems Technology, Inc..........................................  3,599   53,613
    Tae Kyung Industrial Co., Ltd....................................  9,059   42,955
    Taekwang Industrial Co., Ltd.....................................    240  226,290
*   Taewoong Co., Ltd................................................  6,419   59,728
    Taeyoung Engineering & Construction Co., Ltd..................... 26,703  297,664
*   Taihan Electric Wire Co., Ltd.................................... 81,481   44,602
#*  Taihan Fiberoptics Co., Ltd...................................... 15,758   54,202
    Taihan Textile Co., Ltd..........................................    251    4,118
    Tailim Packaging Co., Ltd........................................  8,783   36,111
*   TBH Global Co., Ltd..............................................  9,861   24,057
    TechWing, Inc....................................................  5,726   54,166
*   Tego Science, Inc................................................  1,108   23,519
*   Telcon RF Pharmaceutical, Inc.................................... 12,343   69,879
    Telechips, Inc...................................................  2,727   29,286
    TES Co., Ltd.....................................................  5,278   92,811
#   Tesna Co., Ltd...................................................  3,579  125,107
*   Thinkware Systems Corp...........................................  3,694   24,248
*   TK Chemical Corp................................................. 26,714   63,001
    TK Corp.......................................................... 11,094   95,595
*   TOBESOFT Co., Ltd................................................ 10,864   22,789
    Tokai Carbon Korea Co., Ltd......................................  2,655  121,707
    Tongyang Life Insurance Co., Ltd................................. 27,834   87,654
    Tongyang, Inc.................................................... 72,698   89,582
    Tonymoly Co., Ltd................................................  1,924   17,559
    Top Engineering Co., Ltd.........................................  7,182   54,678
    Toptec Co., Ltd..................................................  3,746   26,212
    Tovis Co., Ltd...................................................  8,227   52,232
    TS Corp..........................................................  2,640   41,900
#*  T'way Holdings, Inc.............................................. 23,154   34,066
    UBCare Co., Ltd..................................................  6,063   28,903
    Ubiquoss Holdings, Inc...........................................  2,043   41,250
    Ubiquoss, Inc....................................................  1,088   27,707
    UIL Co., Ltd.....................................................  5,829   25,645
    Uju Electronics Co., Ltd.........................................  3,162   21,754
*   Uni-Chem Co., Ltd................................................ 14,724   25,949
*   Unick Corp.......................................................  5,571   30,966
    Unid Co., Ltd....................................................  3,325  133,165
    Union Semiconductor Equipment & Materials Co., Ltd...............  9,904   40,925
    Uniquest Corp....................................................  5,700   33,726
*   Unison Co., Ltd.................................................. 23,914   16,993
    UniTest, Inc..................................................... 10,206  130,878
    Value Added Technology Co., Ltd..................................  4,168   89,350

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
SOUTH KOREA -- (Continued)
    Very Good Tour Co., Ltd..........................................   1,852 $      9,697
    Viatron Technologies, Inc........................................   4,608       37,280
    Vieworks Co., Ltd................................................   3,125       64,897
#   Visang Education, Inc............................................   4,557       32,175
*   Vitzrocell Co., Ltd..............................................   4,814       55,346
*   W Holding Co., Ltd...............................................  65,827       19,492
*   Webzen, Inc......................................................   5,541       79,144
*   Welcron Co., Ltd.................................................   7,245       24,201
    Wemade Co., Ltd..................................................   1,592       35,900
    Whanin Pharmaceutical Co., Ltd...................................   3,902       55,011
#*  WillBes & Co. (The)..............................................  38,655       45,935
    Winix, Inc.......................................................   4,338      100,853
    Wins Co., Ltd....................................................   1,654       18,386
#   WiSoL Co., Ltd...................................................  13,375      170,758
*   WIZIT Co., Ltd...................................................  27,174       21,651
*   Won Ik Corp......................................................   5,765       19,306
*   WONIK CUBE Corp..................................................   9,926       18,959
*   Wonik Holdings Co., Ltd..........................................  21,934       84,456
    WONIK IPS Co., Ltd...............................................  10,085      286,387
    Wonik Materials Co., Ltd.........................................   4,486      106,986
*   Wonik QnC Corp...................................................   6,172       67,343
    Woongjin Coway Co., Ltd..........................................  13,932    1,099,858
*   Woongjin Energy Co., Ltd.........................................   6,224        3,667
*   Woori Financial Group, Inc., Sponsored ADR.......................   3,393      101,519
    Woori Financial Group, Inc....................................... 159,970    1,612,789
*   Woori Investment Bank Co., Ltd................................... 115,250       64,599
    Woori Technology Investment Co., Ltd.............................  10,713       26,952
*   Woori Technology, Inc............................................  31,424       23,432
*   Wooridul Pharmaceutical, Ltd.....................................   2,913       15,018
    Woorison F&G Co., Ltd............................................  18,507       31,798
    Woory Industrial Co., Ltd........................................   2,475       44,502
    Wooshin Systems Co., Ltd.........................................   5,755       21,942
*   Woosu AMS Co., Ltd...............................................  10,385       27,682
*   WooSung Feed Co., Ltd............................................  14,799       39,523
    Worldex Industry & Trading Co., Ltd..............................   1,798       11,645
    Y G-1 Co., Ltd...................................................  13,598       88,064
*   YeaRimDang Publishing Co., Ltd...................................  10,304       34,460
*   Yest Co., Ltd....................................................     735        6,639
    YG Entertainment, Inc............................................   3,238       74,565
*   YIK Corp.........................................................   5,142       11,651
*   YJM Games Co., Ltd...............................................  15,504       23,259
    YMC Co., Ltd.....................................................   7,954       27,468
*   Yonwoo Co., Ltd..................................................     401        8,303
    Yoosung Enterprise Co., Ltd......................................  10,361       24,310
    YooSung T&S Co., Ltd.............................................   7,040       18,653
    Youlchon Chemical Co., Ltd.......................................   1,952       22,606
#*  Young In Frontier Co., Ltd.......................................   3,776       31,287
    Young Poong Corp.................................................     189       98,988
    Young Poong Precision Corp.......................................   6,555       47,156
    Youngone Corp....................................................  10,136      302,361
    Youngone Holdings Co., Ltd.......................................   3,692      166,588
*   Yuanta Securities Korea Co., Ltd.................................  60,091      132,322
    YuHwa Securities Co., Ltd........................................   2,727       28,922
*   Yujin Robot Co., Ltd.............................................   4,869       12,705
*   Yungjin Pharmaceutical Co., Ltd..................................  20,978       96,144
    Zeus Co., Ltd....................................................   3,176       32,433
                                                                              ------------
TOTAL SOUTH KOREA....................................................          227,106,187
                                                                              ------------

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SPAIN -- (0.1%)
    Banco Santander SA, Sponsored ADR................................   110,977 $  439,469
    Banco Santander SA...............................................    99,131    392,422
                                                                                ----------
TOTAL SPAIN..........................................................              831,891
                                                                                ----------
TAIWAN -- (17.4%)
    ABC Taiwan Electronics Corp......................................    66,109     46,476
    Ability Enterprise Co., Ltd......................................   132,508     73,356
    Ability Opto-Electronics Technology Co., Ltd.....................    32,528     53,447
    AcBel Polytech, Inc..............................................   164,685    119,924
    Accton Technology Corp...........................................   179,858  1,069,917
    Acer, Inc........................................................   940,287    548,651
    ACES Electronic Co., Ltd.........................................    56,000     48,618
*   Acon Holding, Inc................................................   122,000     32,670
    Acter Group Corp., Ltd...........................................    30,300    167,003
    Action Electronics Co., Ltd......................................   103,000     24,622
    Actron Technology Corp...........................................    46,838    141,883
    A-DATA Technology Co., Ltd.......................................    49,605     82,305
    Addcn Technology Co., Ltd........................................    10,000     81,731
    Adlink Technology, Inc...........................................    48,814     76,562
    Advanced Ceramic X Corp..........................................    20,000    164,887
    Advanced International Multitech Co., Ltd........................    82,000    109,232
*   Advanced Optoelectronic Technology, Inc..........................    49,000     24,971
    Advanced Wireless Semiconductor Co...............................    49,000    174,246
    Advancetek Enterprise Co., Ltd...................................   131,908     74,279
    Advantech Co., Ltd...............................................    74,607    737,106
*   AGV Products Corp................................................   229,172     52,089
    Airtac International Group.......................................    48,078    653,412
    Alchip Technologies, Ltd.........................................    30,000    183,240
    Alcor Micro Corp.................................................    17,000      8,113
*   ALI Corp.........................................................    67,000     28,063
    All Ring Tech Co., Ltd...........................................    35,000     46,201
    Allied Circuit Co., Ltd..........................................    12,000     35,708
    Allis Electric Co., Ltd..........................................   106,090     58,632
    Alltek Technology Corp...........................................    51,410     32,574
    Alltop Technology Co., Ltd.......................................    38,000     93,712
    Alpha Networks, Inc..............................................   125,500     92,614
    Altek Corp.......................................................   147,727    114,134
    Amazing Microelectronic Corp.....................................    36,432    102,395
    Ambassador Hotel (The)...........................................   122,000     95,949
    Ampire Co., Ltd..................................................    61,000     42,737
    AMPOC Far-East Co., Ltd..........................................    31,000     28,872
*   AmTRAN Technology Co., Ltd.......................................   436,907    157,451
    Anpec Electronics Corp...........................................    42,317    103,276
    AP Memory Technology Corp........................................     5,248      7,932
    Apacer Technology, Inc...........................................    55,506     59,499
    APAQ Technology Co., Ltd.........................................    24,422     28,464
    APCB, Inc........................................................    91,000     78,952
    Apex Biotechnology Corp..........................................    50,477     45,685
#   Apex International Co., Ltd......................................   100,868    143,670
    Apex Medical Corp................................................    35,000     27,241
*   Apex Science & Engineering.......................................    68,848     27,570
#   Arcadyan Technology Corp.........................................    62,859    193,864
    Ardentec Corp....................................................   285,411    265,759
    Argosy Research, Inc.............................................    20,000     37,966
    ASE Technology Holding Co., Ltd., ADR............................   247,571  1,262,613
    ASE Technology Holding Co., Ltd..................................   802,089  2,080,965
    Asia Cement Corp.................................................   728,696  1,028,646
    Asia Optical Co., Inc............................................   120,000    330,937
*   Asia Pacific Telecom Co., Ltd.................................... 1,244,000    244,712

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
*   Asia Plastic Recycling Holding, Ltd..............................   120,857 $   23,472
    Asia Polymer Corp................................................   213,422    108,019
    Asia Tech Image, Inc.............................................    26,000     45,224
    Asia Vital Components Co., Ltd...................................   142,278    194,419
#   ASMedia Technology, Inc..........................................    13,312    213,493
    ASPEED Technology, Inc...........................................     9,599    250,843
    ASROCK, Inc......................................................    15,000     36,997
    Asustek Computer, Inc............................................   143,996    976,859
    Aten International Co., Ltd......................................    46,000    130,319
    AU Optronics Corp., Sponsored ADR................................    46,128    115,320
#   AU Optronics Corp................................................ 3,393,000    865,080
    Audix Corp.......................................................    52,800     68,468
    AURAS Technology Co., Ltd........................................    18,000    135,534
    Aurona Industries, Inc...........................................    42,000     25,684
    Aurora Corp......................................................    23,585     72,850
    Avalue Technology, Inc...........................................    19,000     50,103
    Avermedia Technologies...........................................   109,690     38,741
    AVY Precision Technology, Inc....................................    60,614     66,752
    Awea Mechantronic Co., Ltd.......................................    13,230     12,486
    Axiomtek Co., Ltd................................................    34,000     65,047
*   Azurewave Technologies, Inc......................................    47,000     29,413
    Bank of Kaohsiung Co., Ltd.......................................   288,768     90,890
    Baolong International Co., Ltd...................................    45,000     19,875
    Basso Industry Corp..............................................    67,000    107,539
    BenQ Materials Corp..............................................    87,000     53,347
    BES Engineering Corp.............................................   626,000    167,200
    Bin Chuan Enterprise Co., Ltd....................................    53,650     40,373
    Bionime Corp.....................................................    13,000     25,229
*   Biostar Microtech International Corp.............................    91,000     33,752
    Bioteque Corp....................................................    35,010    149,947
#   Bizlink Holding, Inc.............................................    63,807    433,783
*   Boardtek Electronics Corp........................................    60,000     54,407
    Bon Fame Co., Ltd................................................     7,000     12,464
    Bright Led Electronics Corp......................................    76,100     37,532
    Brighton-Best International Taiwan, Inc..........................    83,331     87,553
    C Sun Manufacturing, Ltd.........................................    80,000     68,221
*   Calin Technology Co., Ltd........................................    26,000     25,399
*   Cameo Communications, Inc........................................   111,000     29,430
    Capital Futures Corp.............................................    53,600     75,649
    Capital Securities Corp.......................................... 1,024,902    309,483
#   Career Technology MFG. Co., Ltd..................................   168,438    208,928
*   Carnival Industrial Corp.........................................   130,484     41,799
    Casetek Holdings, Ltd............................................   113,504    204,911
    Catcher Technology Co., Ltd......................................   202,509  1,716,489
    Cathay Financial Holding Co., Ltd................................ 1,377,125  1,822,843
    Cathay Real Estate Development Co., Ltd..........................   303,300    218,145
    Cayman Engley Industrial Co., Ltd................................    12,785     40,482
    Celxpert Energy Corp.............................................    24,000     23,650
    Center Laboratories, Inc.........................................    61,583    134,679
    Central Reinsurance Co., Ltd.....................................    90,300     54,477
    Chailease Holding Co., Ltd.......................................   356,091  1,604,553
    ChainQui Construction Development Co., Ltd.......................    37,429     29,738
*   Champion Building Materials Co., Ltd.............................   168,000     35,780
    Chang Hwa Commercial Bank, Ltd................................... 1,300,976  1,015,133
    Chang Wah Electromaterials, Inc..................................    18,524    104,247
    Chang Wah Technology Co., Ltd....................................    90,000    111,432
    Channel Well Technology Co., Ltd.................................   121,000     99,969
    Chant Sincere Co., Ltd...........................................    25,000     21,128
    Charoen Pokphand Enterprise......................................   106,160    228,618

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Chaun-Choung Technology Corp.....................................     7,000 $   47,086
    CHC Healthcare Group.............................................    49,000     66,599
    CHC Resources Corp...............................................    30,379     51,059
    Chen Full International Co., Ltd.................................    46,000     56,287
    Chenbro Micom Co., Ltd...........................................    37,000     92,762
    Cheng Loong Corp.................................................   501,480    298,948
*   Cheng Mei Materials Technology Corp..............................   361,250     93,298
    Cheng Shin Rubber Industry Co., Ltd..............................   606,808    953,674
    Cheng Uei Precision Industry Co., Ltd............................   181,159    271,392
    Chenming Mold Industry Corp......................................    64,000     28,799
    Chia Chang Co., Ltd..............................................    76,000     95,903
#   Chia Hsin Cement Corp............................................   257,000    160,437
    Chian Hsing Forging Industrial Co., Ltd..........................    22,000     39,910
    Chicony Electronics Co., Ltd.....................................   175,350    544,767
    Chicony Power Technology Co., Ltd................................    73,731    143,894
#   Chieftek Precision Co., Ltd......................................    41,250    122,991
    Chien Kuo Construction Co., Ltd..................................   100,675     33,520
#   Chilisin Electronics Corp........................................   112,590    317,376
    Chime Ball Technology Co., Ltd...................................    10,565     15,462
    China Airlines, Ltd.............................................. 2,032,062    605,170
    China Bills Finance Corp.........................................   545,000    266,834
    China Chemical & Pharmaceutical Co., Ltd.........................   137,000     86,093
    China Development Financial Holding Corp......................... 2,735,579    853,128
    China Ecotek Corp................................................    10,000     11,734
    China Electric Manufacturing Corp................................   157,000     55,275
    China Fineblanking Technology Co., Ltd...........................    13,650     14,533
#   China General Plastics Corp......................................   238,359    175,688
    China Glaze Co., Ltd.............................................    98,680     40,846
*   China Life Insurance Co., Ltd....................................   742,503    611,947
    China Man-Made Fiber Corp........................................   798,390    213,063
    China Metal Products.............................................   178,190    184,146
    China Motor Corp.................................................    97,600    132,697
#   China Petrochemical Development Corp............................. 1,740,996    580,005
    China Steel Chemical Corp........................................    68,227    283,133
    China Steel Corp................................................. 3,102,940  2,389,216
    China Steel Structure Co., Ltd...................................    51,000     41,042
    China Wire & Cable Co., Ltd......................................    63,120     55,135
    Chinese Maritime Transport, Ltd..................................    67,120     68,664
    Ching Feng Home Fashions Co., Ltd................................    41,000     60,693
    Chin-Poon Industrial Co., Ltd....................................   211,113    213,912
    Chipbond Technology Corp.........................................   301,000    596,364
    ChipMOS Techinologies, Inc.......................................   125,594    124,283
    ChipMOS Technologies, Inc., ADR..................................     5,151    101,156
    Chlitina Holding, Ltd............................................    25,000    199,048
    Chong Hong Construction Co., Ltd.................................    99,361    267,440
    Chroma ATE, Inc..................................................    77,466    385,169
    Chun YU Works & Co., Ltd.........................................   122,000     79,336
    Chun Yuan Steel Industry Co., Ltd................................   238,999     80,474
    Chung Hsin Electric & Machinery Manufacturing Corp...............   253,000    169,144
#   Chung Hung Steel Corp............................................   641,889    191,254
    Chung Hwa Pulp Corp..............................................   241,246     73,242
    Chunghwa Precision Test Tech Co., Ltd............................     4,000    128,197
    Chunghwa Telecom Co., Ltd., Sponsored ADR........................    43,584  1,594,303
    Chunghwa Telecom Co., Ltd........................................   261,800    964,070
    Chyang Sheng Dyeing & Finishing Co., Ltd.........................    75,000     32,153
    Cleanaway Co., Ltd...............................................    45,000    233,535
    Clevo Co.........................................................   252,869    305,787
*   CMC Magnetics Corp...............................................   463,907    173,366
    Coland Holdings, Ltd.............................................    22,000     22,519

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Compal Electronics, Inc.......................................... 1,805,086 $1,077,578
    Compeq Manufacturing Co., Ltd....................................   679,000    949,880
    Compucase Enterprise.............................................    46,000     39,971
    Concord Securities Co., Ltd......................................   286,314     69,029
    Concraft Holding Co., Ltd........................................    24,526    152,623
    Continental Holdings Corp........................................   229,250    112,924
    Contrel Technology Co., Ltd......................................    70,000     37,319
    Coremax Corp.....................................................    42,287    111,447
    Coretronic Corp..................................................   277,600    358,606
#   Co-Tech Development Corp.........................................   125,541    178,122
    Cowealth Medical Holding Co., Ltd................................    25,920     36,995
    Coxon Precise Industrial Co., Ltd................................    59,000     34,553
    Creative Sensor, Inc.............................................    51,000     35,263
*   CSBC Corp. Taiwan................................................    87,031     77,154
    CTBC Financial Holding Co., Ltd.................................. 4,457,612  3,098,989
    CTCI Corp........................................................   203,555    273,661
    C-Tech United Corp...............................................    19,555     13,788
    Cub Elecparts, Inc...............................................    30,723    257,213
    CviLux Corp......................................................    40,902     34,656
    CX Technology Co., Ltd...........................................    35,135     22,989
    Cyberlink Corp...................................................    22,356     72,540
    CyberPower Systems, Inc..........................................    24,000     80,800
    CyberTAN Technology, Inc.........................................   172,576    100,989
    Cypress Technology Co., Ltd......................................    16,900     44,475
    DA CIN Construction Co., Ltd.....................................   121,000     80,891
    Dadi Early-Childhood Education Group, Ltd........................    15,825    134,640
    Dafeng TV, Ltd...................................................    28,396     35,644
    Da-Li Development Co., Ltd.......................................    39,946     35,807
*   Danen Technology Corp............................................   188,000     10,930
    Darfon Electronics Corp..........................................    83,000    111,201
    Darwin Precisions Corp...........................................   160,000     87,186
    Daxin Materials Corp.............................................    33,000     91,143
    De Licacy Industrial Co., Ltd....................................   131,458    115,483
    Delpha Construction Co., Ltd.....................................    60,639     32,047
    Delta Electronics, Inc...........................................   377,940  1,659,339
    Depo Auto Parts Ind Co., Ltd.....................................    65,000    131,979
    Dimerco Data System Corp.........................................    31,000     40,986
    Dimerco Express Corp.............................................    60,000     48,435
    D-Link Corp......................................................   349,148    136,812
    Draytek Corp.....................................................    13,000     11,998
    Dyaco International, Inc.........................................    14,489     18,791
*   Dynamic Electronics Co., Ltd.....................................   146,006     74,007
    Dynapack International Technology Corp...........................    84,000    166,398
    E Ink Holdings, Inc..............................................   239,000    234,506
    E.Sun Financial Holding Co., Ltd................................. 3,021,454  2,730,065
    Eastern Media International Corp.................................   253,000     85,134
    Eclat Textile Co., Ltd...........................................    52,279    700,990
    ECOVE Environment Corp...........................................    17,000    118,626
*   Edimax Technology Co., Ltd.......................................   145,044     49,954
    Edison Opto Corp.................................................    54,000     23,091
    Edom Technology Co., Ltd.........................................    81,014     53,169
    eGalax_eMPIA Technology, Inc.....................................    28,909     47,059
    Egis Technology, Inc.............................................    33,000    296,640
    Elan Microelectronics Corp.......................................   139,959    431,799
*   E-Lead Electronic Co., Ltd.......................................    39,000     30,623
    E-LIFE MALL Corp.................................................    42,000     91,594
    Elite Advanced Laser Corp........................................    79,928    146,043
    Elite Material Co., Ltd..........................................   151,909    630,987
#   Elite Semiconductor Memory Technology, Inc.......................   140,000    146,596

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
*   Elitegroup Computer Systems Co., Ltd.............................   201,235 $   89,533
    eMemory Technology, Inc..........................................    32,000    353,155
    Ennoconn Corp....................................................    23,587    176,358
    EnTie Commercial Bank Co., Ltd...................................   156,500     79,566
*   Epileds Technologies, Inc........................................    59,000     26,830
    Epistar Corp.....................................................   643,954    625,954
    Eslite Spectrum Corp. (The)......................................     9,000     34,906
    Eson Precision Ind. Co., Ltd.....................................    30,000     37,038
    Eternal Materials Co., Ltd.......................................   381,075    323,952
*   E-Ton Solar Tech Co., Ltd........................................    72,966      5,144
*   Etron Technology, Inc............................................   171,000     53,207
    Eva Airways Corp................................................. 1,841,990    863,095
*   Everest Textile Co., Ltd.........................................   282,178     94,500
    Evergreen International Storage & Transport Corp.................   301,000    138,652
*   Evergreen Marine Corp. Taiwan, Ltd...............................   646,000    264,521
    Everlight Electronics Co., Ltd...................................   293,149    268,933
    Excellence Opto, Inc.............................................    49,000     37,942
    Excelsior Medical Co., Ltd.......................................    57,800    101,541
    EZconn Corp......................................................    26,250     33,550
    Far Eastern Department Stores, Ltd...............................   675,370    579,660
    Far Eastern International Bank................................... 1,207,444    473,697
    Far Eastern New Century Corp..................................... 1,118,560  1,087,851
    Far EasTone Telecommunications Co., Ltd..........................   524,000  1,257,301
#   Faraday Technology Corp..........................................    79,000    149,606
    Farglory F T Z Investment Holding Co., Ltd.......................    30,777     21,429
    Farglory Land Development Co., Ltd...............................   160,442    203,898
*   Federal Corp.....................................................   212,729     93,819
    Feedback Technology Corp.........................................    15,400     29,806
    Feng Hsin Steel Co., Ltd.........................................   239,550    414,734
    Feng TAY Enterprise Co., Ltd.....................................   117,817    795,894
    Firich Enterprises Co., Ltd......................................    13,000     16,101
*   First Copper Technology Co., Ltd.................................    84,000     26,030
    First Financial Holding Co., Ltd................................. 2,188,551  1,604,750
    First Hi-Tec Enterprise Co., Ltd.................................    54,000     72,223
    First Hotel......................................................    84,746     41,726
    First Insurance Co., Ltd. (The)..................................   154,606     71,808
#   First Steamship Co., Ltd.........................................   355,234    133,309
#   FLEXium Interconnect, Inc........................................   177,001    635,983
    Flytech Technology Co., Ltd......................................    62,373    144,298
#   FocalTech Systems Co., Ltd.......................................   170,792    132,986
    Forest Water Environment Engineering Co., Ltd....................    21,667     38,509
    Formosa Advanced Technologies Co., Ltd...........................    93,000    103,326
    Formosa Chemicals & Fibre Corp...................................   761,378  2,213,079
    Formosa International Hotels Corp................................    21,905    116,388
    Formosa Oilseed Processing Co., Ltd..............................    28,000     35,049
    Formosa Optical Technology Co., Ltd..............................     7,000     14,564
    Formosa Petrochemical Corp.......................................   188,000    598,800
    Formosa Plastics Corp............................................   551,134  1,769,082
    Formosa Sumco Technology Corp....................................    23,000     87,955
    Formosa Taffeta Co., Ltd.........................................   234,000    266,178
    Formosan Rubber Group, Inc.......................................   154,720     94,637
    Formosan Union Chemical..........................................   188,260     80,684
    Fortune Electric Co., Ltd........................................    42,000     35,212
    Founding Construction & Development Co., Ltd.....................    87,460     46,524
    Foxconn Technology Co., Ltd......................................   298,536    638,415
    Foxsemicon Integrated Technology, Inc............................    39,562    205,504
    Froch Enterprise Co., Ltd........................................   155,713     65,494
    FSP Technology, Inc..............................................    78,886     54,375
    Fubon Financial Holding Co., Ltd................................. 1,847,896  2,703,537

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Fulgent Sun International Holding Co., Ltd.......................    39,216 $  155,034
    Fullerton Technology Co., Ltd....................................    69,000     44,566
    Fulltech Fiber Glass Corp........................................   203,559     92,480
    Fwusow Industry Co., Ltd.........................................    31,756     18,796
    G Shank Enterprise Co., Ltd......................................    86,382     66,492
    Gallant Precision Machining Co., Ltd.............................    62,000     40,848
    Gamania Digital Entertainment Co., Ltd...........................    25,000     47,461
    GCS Holdings, Inc................................................    30,000     68,596
    GEM Services, Inc................................................    32,670     76,473
*   Gemtek Technology Corp...........................................   178,574    139,397
    General Interface Solution Holding, Ltd..........................   116,000    435,267
    General Plastic Industrial Co., Ltd..............................    34,384     35,020
    Generalplus Technology, Inc......................................    25,000     27,161
    Genesys Logic, Inc...............................................    43,000     50,475
#   Genius Electronic Optical Co., Ltd...............................    24,071    346,697
*   GeoVision, Inc...................................................    37,264     40,391
    Getac Technology Corp............................................   129,000    211,482
    Giant Manufacturing Co., Ltd.....................................   121,287    896,849
*   Giantplus Technology Co., Ltd....................................   118,000     54,538
    Gigabyte Technology Co., Ltd.....................................   193,000    321,852
*   Gigasolar Materials Corp.........................................    13,280     50,842
*   Gigastorage Corp.................................................   172,213     42,223
    Ginko International Co., Ltd.....................................    21,000    125,351
    Global Brands Manufacture, Ltd...................................   192,666    108,566
#   Global Lighting Technologies, Inc................................    38,000    117,432
    Global Mixed Mode Technology, Inc................................    32,000    133,261
    Global PMX Co., Ltd..............................................    22,000    122,487
    Global Unichip Corp..............................................    39,000    341,936
#   Globalwafers Co., Ltd............................................    92,000  1,097,676
    Globe Union Industrial Corp......................................   193,518    106,387
    Gloria Material Technology Corp..................................   240,708    150,177
*   GlycoNex, Inc....................................................    11,000      7,273
*   Gold Circuit Electronics, Ltd....................................   250,263    125,805
    Golden Friends Corp..............................................    22,500     43,360
    Goldsun Building Materials Co., Ltd..............................   633,730    286,474
    Good Will Instrument Co., Ltd....................................    29,859     26,349
    Gourmet Master Co., Ltd..........................................    51,052    232,133
    Grand Fortune Securities Co., Ltd................................    86,000     25,105
    Grand Ocean Retail Group, Ltd....................................    42,000     40,922
*   Grand Pacific Petrochemical......................................   570,000    344,217
    Grand Plastic Technology Corp....................................     9,000     56,125
    GrandTech CG Systems, Inc........................................    30,450     41,002
    Grape King Bio, Ltd..............................................    54,000    334,329
    Great China Metal Industry.......................................   105,000     81,813
#   Great Taipei Gas Co., Ltd........................................   135,000    137,763
    Great Wall Enterprise Co., Ltd...................................   307,921    381,057
    Greatek Electronics, Inc.........................................   191,000    268,443
*   Green Energy Technology, Inc.....................................   181,537      1,431
    Green River Holding Co., Ltd.....................................     5,080     11,653
    GTM Holdings Corp................................................    63,000     53,709
    Hannstar Board Corp..............................................   176,126    258,039
    HannStar Display Corp............................................ 1,319,667    280,410
*   HannsTouch Solution, Inc.........................................   198,781     90,161
    Hanpin Electron Co., Ltd.........................................    38,000     41,921
    Harvatek Corp....................................................    83,052     35,221
    Hi-Clearance, Inc................................................     5,107     17,694
    Highlight Tech Corp..............................................    46,000     39,754
    Highwealth Construction Corp.....................................   373,918    573,921
    HIM International Music, Inc.....................................    21,190     91,871

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Hiroca Holdings, Ltd.............................................    35,728 $   74,758
    Hitron Technology, Inc...........................................    91,799     55,636
    Hiwin Technologies Corp..........................................   107,132    919,046
    Ho Tung Chemical Corp............................................   474,035    110,283
    Hocheng Corp.....................................................   137,300     35,601
    Holiday Entertainment Co., Ltd...................................    37,000     82,651
    Holtek Semiconductor, Inc........................................    99,000    215,882
#   Holy Stone Enterprise Co., Ltd...................................    80,000    264,682
    Hon Hai Precision Industry Co., Ltd.............................. 1,764,599  4,660,487
    Hon Hai Precision Industry Co., Ltd., GDR........................    92,121    476,275
    Hon Hai Precision Industry Co., Ltd., GDR........................    25,713    134,479
    Hong Pu Real Estate Development Co., Ltd.........................   107,609     78,613
    Hong TAI Electric Industrial.....................................   125,000     43,078
    Hong YI Fiber Industry Co........................................    68,000     40,412
*   Horizon Securities Co., Ltd......................................   220,000     45,800
#   Hota Industrial Manufacturing Co., Ltd...........................    98,871    365,929
    Hotai Motor Co., Ltd.............................................    61,000  1,079,105
    Hotron Precision Electronic Industrial Co., Ltd..................    33,201     48,657
    Hsin Kuang Steel Co., Ltd........................................    96,788     90,612
    Hsin Yung Chien Co., Ltd.........................................    16,695     45,984
    Hu Lane Associate, Inc...........................................    48,151    117,966
*   HUA ENG Wire & Cable Co., Ltd....................................   211,000     68,858
    Hua Nan Financial Holdings Co., Ltd.............................. 1,736,861  1,248,152
    Huaku Development Co., Ltd.......................................    86,465    237,357
    Huang Hsiang Construction Corp...................................    66,000     79,054
    Hung Ching Development & Construction Co., Ltd...................    73,000     56,723
*   Hung Sheng Construction, Ltd.....................................   340,000    233,934
    Huxen Corp.......................................................    10,000     16,107
*   Hwa Fong Rubber Industrial Co., Ltd..............................   118,430     46,449
    Hwacom Systems, Inc..............................................    43,000     22,188
    Ibase Technology, Inc............................................    61,076     90,991
    IBF Financial Holdings Co., Ltd.................................. 1,408,639    504,157
    Ichia Technologies, Inc..........................................   148,897     86,212
*   I-Chiun Precision Industry Co., Ltd..............................    66,000     17,945
    IEI Integration Corp.............................................    61,680    114,554
    Infortrend Technology, Inc.......................................   110,798     54,607
    Info-Tek Corp....................................................    26,000     13,371
    Innodisk Corp....................................................    35,874    156,914
#   Innolux Corp..................................................... 4,477,461    992,503
    Inpaq Technology Co., Ltd........................................    45,000     53,866
    Intai Technology Corp............................................    14,000     61,336
*   Integrated Service Technology, Inc...............................    52,345     73,997
    IntelliEPI, Inc..................................................     9,000     19,638
    International CSRC Investment Holdings Co........................   437,400    470,676
    International Games System Co., Ltd..............................    27,000    347,277
    Inventec Corp.................................................... 1,126,181    816,004
    Iron Force Industrial Co., Ltd...................................    24,000    107,236
    I-Sheng Electric Wire & Cable Co., Ltd...........................    50,000     68,869
    ITE Technology, Inc..............................................    79,202    115,203
    ITEQ Corp........................................................    67,299    340,861
    Jarllytec Co., Ltd...............................................    29,000     67,043
    Jentech Precision Industrial Co., Ltd............................    24,000    134,065
    Jess-Link Products Co., Ltd......................................    42,875     42,075
    Jih Lin Technology Co., Ltd......................................    31,000     61,180
    Jih Sun Financial Holdings Co., Ltd..............................   877,800    275,802
    Jinan Acetate Chemical Co., Ltd..................................     4,400     17,848
    Jinli Group Holdings, Ltd........................................    81,159     34,648
    Jourdeness Group, Ltd............................................    16,000     53,611
    K Laser Technology, Inc..........................................    47,000     34,757

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EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    Kaimei Electronic Corp...........................................  27,978 $   39,152
    Kaori Heat Treatment Co., Ltd....................................  45,983     60,258
    Kaulin Manufacturing Co., Ltd....................................  33,000     16,599
    KEE TAI Properties Co., Ltd...................................... 228,226     91,847
    Kenda Rubber Industrial Co., Ltd................................. 209,842    223,558
    Kenmec Mechanical Engineering Co., Ltd...........................  98,000     49,760
    Kerry TJ Logistics Co., Ltd......................................  82,000    102,519
    Kindom Development Co., Ltd...................................... 147,000    153,375
    King Chou Marine Technology Co., Ltd.............................  33,660     37,975
    King Slide Works Co., Ltd........................................  19,050    227,640
    King Yuan Electronics Co., Ltd................................... 791,529    991,533
*   Kingcan Holdings, Ltd............................................  27,675     13,419
#   Kingpak Technology, Inc..........................................  24,295    118,213
    King's Town Bank Co., Ltd........................................ 466,000    484,817
*   King's Town Construction Co., Ltd................................  49,348     47,318
    Kinik Co.........................................................  64,000    144,300
*   Kinko Optical Co., Ltd...........................................  43,000     41,381
    Kinpo Electronics................................................ 813,028    300,041
    Kinsus Interconnect Technology Corp.............................. 177,009    279,614
    KMC Kuei Meng International, Inc.................................  34,761    115,792
    KNH Enterprise Co., Ltd..........................................  59,000     20,363
    KS Terminals, Inc................................................  67,760    113,720
    Kung Long Batteries Industrial Co., Ltd..........................  36,000    170,836
*   Kung Sing Engineering Corp....................................... 188,000     50,417
    Kuo Toong International Co., Ltd................................. 111,625     69,637
    Kuoyang Construction Co., Ltd.................................... 165,652     80,749
    Kwong Fong Industries Corp.......................................  50,442     22,858
    Kwong Lung Enterprise Co., Ltd...................................  41,000     60,174
    KYE Systems Corp................................................. 146,426     38,584
    L&K Engineering Co., Ltd.........................................  92,000     76,430
*   LAN FA Textile................................................... 159,277     35,918
#   Land Mark Optoelectronics Corp...................................  29,000    243,806
    Lanner Electronics, Inc..........................................  45,813    103,299
    Largan Precision Co., Ltd........................................  19,306  2,832,852
    Laser Tek Taiwan Co., Ltd........................................  50,000     42,238
    Laster Tech Corp., Ltd...........................................  31,669     34,136
    Leader Electronics, Inc..........................................  67,602     16,191
    Lealea Enterprise Co., Ltd....................................... 414,981    127,992
    Ledlink Optics, Inc..............................................  38,467     30,002
    LEE CHI Enterprises Co., Ltd..................................... 103,000     31,258
    Lelon Electronics Corp...........................................  44,250     60,862
    Lemtech Holdings Co., Ltd........................................  16,798     65,007
*   Leofoo Development Co., Ltd...................................... 138,645     40,536
*   LES Enphants Co., Ltd............................................  90,901     21,350
    Lextar Electronics Corp.......................................... 167,000     97,688
    Li Cheng Enterprise Co., Ltd.....................................  52,763     83,481
    Li Peng Enterprise Co., Ltd...................................... 323,806     74,359
    Lian HWA Food Corp...............................................  49,917     68,255
    Lida Holdings, Ltd...............................................  31,320     41,307
    Lien Hwa Industrial Holdings Corp................................ 290,877    331,454
    Lifestyle Global Enterprise, Inc.................................   8,000     19,478
    Lingsen Precision Industries, Ltd................................ 228,000     68,815
    Lion Travel Service Co., Ltd.....................................  21,000     53,462
    Lite-On Semiconductor Corp.......................................  70,213     96,378
    Lite-On Technology Corp.......................................... 872,395  1,437,552
    Long Bon International Co., Ltd.................................. 130,225     69,263
    Longchen Paper & Packaging Co., Ltd.............................. 339,443    150,746
    Longwell Co......................................................  18,000     43,233
    Lotes Co., Ltd...................................................  36,509    342,632

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Lu Hai Holding Corp..............................................    20,788 $   26,809
*   Lucky Cement Corp................................................   112,000     29,496
    Lumax International Corp., Ltd...................................    43,492    114,386
    Lung Yen Life Service Corp.......................................    72,000    143,569
*   LuxNet Corp......................................................    35,698     29,943
    Macauto Industrial Co., Ltd......................................    30,000     98,334
    Machvision, Inc..................................................    17,000    168,982
    Macroblock, Inc..................................................    15,367     61,169
    Macronix International...........................................   914,201    928,046
    Makalot Industrial Co., Ltd......................................    78,420    437,810
#   Marketech International Corp.....................................    31,000     65,678
    Materials Analysis Technology, Inc...............................    23,160     55,975
    Mayer Steel Pipe Corp............................................    99,259     47,909
    MediaTek, Inc....................................................   188,360  2,515,520
    Mega Financial Holding Co., Ltd.................................. 1,436,669  1,410,056
    Meiloon Industrial Co............................................    35,650     28,566
#   Mercuries & Associates Holding, Ltd..............................   215,019    137,015
*   Mercuries Life Insurance Co., Ltd................................   554,821    195,890
    Merida Industry Co., Ltd.........................................    21,735    125,776
    Merry Electronics Co., Ltd.......................................    64,870    317,457
*   Microbio Co., Ltd................................................   152,572     66,875
    Micro-Star International Co., Ltd................................   207,233    612,010
    Mildef Crete, Inc................................................    27,000     41,400
*   MIN AIK Technology Co., Ltd......................................    83,200     36,837
    Mirle Automation Corp............................................   103,804    132,303
    Mitac Holdings Corp..............................................   487,292    428,248
    Mobiletron Electronics Co., Ltd..................................    35,440     44,060
    momo.com, Inc....................................................    19,000    164,678
    Mosel Vitelic, Inc...............................................    26,000     16,557
*   Motech Industries, Inc...........................................   181,097     56,548
    MPI Corp.........................................................    48,000     97,434
    Nak Sealing Technologies Corp....................................    37,000     85,325
    Namchow Holdings Co., Ltd........................................    91,000    148,062
    Nan Kang Rubber Tire Co., Ltd....................................   136,139    248,104
    Nan Liu Enterprise Co., Ltd......................................    18,000     81,758
    Nan Ren Lake Leisure Amusement Co., Ltd..........................    99,000     42,464
    Nan Ya Plastics Corp.............................................   596,674  1,409,984
    Nan Ya Printed Circuit Board Corp................................   135,072    244,605
    Nang Kuang Pharmaceutical Co., Ltd...............................    21,000     28,225
    Nantex Industry Co., Ltd.........................................   148,964    154,357
    Nanya Technology Corp............................................   648,000  1,482,173
    National Petroleum Co., Ltd......................................    37,000     51,715
    Netronix, Inc....................................................    30,000     40,488
*   New Asia Construction & Development Corp.........................    43,880      8,809
    New Best Wire Industrial Co., Ltd................................    27,600     22,644
    New Era Electronics Co., Ltd.....................................    68,000     44,144
    Nexcom International Co., Ltd....................................    44,000     39,355
    Nichidenbo Corp..................................................    87,193    138,445
    Nien Hsing Textile Co., Ltd......................................    78,110     57,696
    Nien Made Enterprise Co., Ltd....................................    64,000    580,553
    Nishoku Technology, Inc..........................................    18,400     30,731
#   Novatek Microelectronics Corp....................................   180,000  1,153,015
#   Nuvoton Technology Corp..........................................    70,651    107,706
*   O-Bank Co., Ltd..................................................   563,000    142,106
*   Ocean Plastics Co., Ltd..........................................    92,000    115,304
    On-Bright Electronics, Inc.......................................    19,380    113,929
    OptoTech Corp....................................................   179,043    151,572
    Orient Europharma Co., Ltd.......................................    19,000     35,520
*   Orient Semiconductor Electronics, Ltd............................   134,310     72,264

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    Oriental Union Chemical Corp..................................... 215,821 $  155,875
    O-TA Precision Industry Co., Ltd.................................  35,935     57,258
    Pacific Construction Co.......................................... 167,000     63,942
    Pacific Hospital Supply Co., Ltd.................................  21,000     55,749
    Paiho Shih Holdings Corp.........................................  45,675     64,553
    Pan Jit International, Inc....................................... 177,300    166,941
#   Pan-International Industrial Corp................................ 259,514    199,925
    Panion & BF Biotech, Inc.........................................   7,000     21,289
    Parade Technologies, Ltd.........................................  25,400    490,780
*   Paragon Technologies Co., Ltd....................................  30,762     22,726
    PCL Technologies, Inc............................................  10,088     33,231
    P-Duke Technology Co., Ltd.......................................  28,270     71,912
    Pegatron Corp.................................................... 728,037  1,413,682
*   Pharmally International Holding Co., Ltd.........................  21,135    160,803
*   Phihong Technology Co., Ltd...................................... 158,810     45,560
    Phison Electronics Corp..........................................  42,000    381,901
    Phoenix Tours International, Inc.................................  15,435     18,906
    Pixart Imaging, Inc..............................................  53,030    204,088
    Planet Technology Corp...........................................  23,000     48,304
    Plastron Precision Co., Ltd......................................  59,628     36,106
    Plotech Co., Ltd.................................................  67,000     47,452
    Polytronics Technology Corp......................................  27,000     60,663
    Posiflex Technology, Inc.........................................  15,346     52,592
    Pou Chen Corp.................................................... 748,144  1,000,219
    Power Wind Health Industry, Inc..................................  15,086    105,659
    Powertech Technology, Inc........................................ 446,400  1,407,074
    Poya International Co., Ltd......................................  29,873    410,344
    President Chain Store Corp....................................... 148,000  1,476,464
    President Securities Corp........................................ 423,795    183,701
    Primax Electronics, Ltd.......................................... 233,000    496,814
    Prince Housing & Development Corp................................ 592,087    218,838
*   Princeton Technology Corp........................................ 105,000     27,598
    Pro Hawk Corp....................................................   3,000     14,049
    Promate Electronic Co., Ltd......................................  85,000     94,748
*   Promise Technology, Inc..........................................  76,000     17,232
#   Prosperity Dielectrics Co., Ltd..................................  52,032    101,993
    P-Two Industries, Inc............................................  17,500     18,086
    Qisda Corp....................................................... 685,439    513,999
    QST International Corp...........................................  31,000     66,855
    Qualipoly Chemical Corp..........................................  52,198     46,638
    Quang Viet Enterprise Co., Ltd...................................  20,000     98,839
    Quanta Computer, Inc............................................. 355,715    682,361
    Quanta Storage, Inc..............................................  77,000     95,162
    Quintain Steel Co., Ltd.......................................... 152,306     32,174
    Radiant Opto-Electronics Corp.................................... 238,144    945,499
    Radium Life Tech Co., Ltd........................................ 483,537    192,922
    Rafael Microelectronics, Inc.....................................  13,000     78,447
    Realtek Semiconductor Corp.......................................  96,268    714,110
    Rechi Precision Co., Ltd......................................... 173,173    135,496
    Rich Development Co., Ltd........................................ 285,254    102,069
    RichWave Technology Corp.........................................  13,100    102,586
*   Ritek Corp....................................................... 462,887    123,098
    Rodex Fasteners Corp.............................................  25,000     32,174
*   Roo Hsing Co., Ltd............................................... 267,000    100,695
*   Rotam Global Agrosciences, Ltd...................................  37,830     20,932
    Ruentex Development Co., Ltd..................................... 233,244    355,751
    Ruentex Engineering & Construction Co............................  21,000     40,879
    Ruentex Industries, Ltd.......................................... 171,941    412,838
#*  Run Long Construction Co., Ltd...................................  97,000    218,417

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
#   Samebest Co., Ltd................................................    13,860 $ 61,367
    Sampo Corp.......................................................   147,200   95,807
    San Fang Chemical Industry Co., Ltd..............................   118,992   94,025
    San Far Property, Ltd............................................   103,790   79,635
    San Shing Fastech Corp...........................................    64,479  109,555
    Sanitar Co., Ltd.................................................    24,000   27,450
    Sanyang Motor Co., Ltd...........................................   174,684  125,300
    SCI Pharmtech, Inc...............................................    20,000   73,200
    Scientech Corp...................................................    25,000   45,093
    SDI Corp.........................................................    73,000  148,929
    Senao International Co., Ltd.....................................    29,000   29,141
    Senao Networks, Inc..............................................    17,000   71,010
    Sercomm Corp.....................................................   105,000  276,261
    Sesoda Corp......................................................   116,925   97,279
    Shan-Loong Transportation Co., Ltd...............................    48,000   46,604
    Sharehope Medicine Co., Ltd......................................    31,935   30,461
    Sheng Yu Steel Co., Ltd..........................................    70,000   46,088
    ShenMao Technology, Inc..........................................    35,435   26,439
    Shih Her Technologies, Inc.......................................    20,000   26,572
*   Shih Wei Navigation Co., Ltd.....................................   179,446   50,754
    Shihlin Electric & Engineering Corp..............................   175,000  259,967
#   Shin Kong Financial Holding Co., Ltd............................. 1,973,184  623,344
    Shin Zu Shing Co., Ltd...........................................    75,149  298,025
*   Shinih Enterprise Co., Ltd.......................................    17,000    9,634
*   Shining Building Business Co., Ltd...............................   265,397  103,630
    Shinkong Insurance Co., Ltd......................................   143,000  179,397
    Shinkong Synthetic Fibers Corp...................................   668,191  245,037
    Shinkong Textile Co., Ltd........................................    45,800   64,681
    Shiny Chemical Industrial Co., Ltd...............................    28,112   84,251
*   Shuttle, Inc.....................................................   167,000   64,566
    Sigurd Microelectronics Corp.....................................   249,559  304,166
    Silergy Corp.....................................................    16,000  448,229
#*  Silicon Integrated Systems Corp..................................   313,000   83,488
    Silitech Technology Corp.........................................    33,245   25,873
    Simplo Technology Co., Ltd.......................................    58,400  537,933
    Sinbon Electronics Co., Ltd......................................   118,917  481,189
    Sincere Navigation Corp..........................................   202,240  110,394
    Single Well Industrial Corp......................................    36,000   31,180
    Sinher Technology, Inc...........................................    29,000   40,039
#   Sinmag Equipment Corp............................................    23,979   80,968
    Sino-American Electronic Co., Ltd................................    18,634        0
    Sino-American Silicon Products, Inc..............................   264,000  793,721
    Sinon Corp.......................................................   230,000  142,417
    SinoPac Financial Holdings Co., Ltd.............................. 2,283,222  937,044
    Sinphar Pharmaceutical Co., Ltd..................................    66,960   42,642
    Sinyi Realty Co..................................................    93,549   98,689
    Sirtec International Co., Ltd....................................    58,600   58,769
    Sitronix Technology Corp.........................................    47,434  283,048
    Siward Crystal Technology Co., Ltd...............................   111,000   72,785
    Soft-World International Corp....................................    41,000  103,014
*   Solar Applied Materials Technology Co............................   188,110  141,623
    Solomon Technology Corp..........................................    71,000   47,669
    Solteam, Inc.....................................................    30,300   28,681
    Song Shang Electronics Co., Ltd..................................    53,040   24,289
    Sonix Technology Co., Ltd........................................    58,000   63,478
    Southeast Cement Co., Ltd........................................   137,000   77,005
    Spirox Corp......................................................    52,000   44,556
    Sporton International, Inc.......................................    34,892  217,717
    St Shine Optical Co., Ltd........................................    26,000  406,172

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Standard Chemical & Pharmaceutical Co., Ltd......................    51,000 $   55,102
    Standard Foods Corp..............................................   155,642    314,276
    Stark Technology, Inc............................................    55,200     99,939
    Sun Yad Construction Co., Ltd....................................    50,000     21,984
*   Sunko INK Co., Ltd...............................................    52,000     14,769
    Sunny Friend Environmental Technology Co., Ltd...................    34,000    294,360
    Sunonwealth Electric Machine Industry Co., Ltd...................    95,000    118,277
    Sunplus Technology Co., Ltd......................................   290,000    131,768
    Sunrex Technology Corp...........................................    90,631    110,303
    Sunspring Metal Corp.............................................    52,000     48,814
    Supreme Electronics Co., Ltd.....................................   192,608    183,478
    Swancor Holding Co., Ltd.........................................    22,435     63,472
    Sweeten Real Estate Development Co., Ltd.........................    82,076     61,446
    Symtek Automation Asia Co., Ltd..................................    26,000     61,663
    Syncmold Enterprise Corp.........................................    72,000    184,929
    Synnex Technology International Corp.............................   488,967    583,208
    Sysage Technology Co., Ltd.......................................    48,457     52,882
*   Sysgration.......................................................    81,366     17,153
    Systex Corp......................................................    45,000    109,421
    T3EX Global Holdings Corp........................................    57,000     43,723
#   TA Chen Stainless Pipe...........................................   500,417    539,976
    Ta Liang Technology Co., Ltd.....................................    36,000     41,942
    Ta Ya Electric Wire & Cable......................................   328,820    114,989
    Ta Yih Industrial Co., Ltd.......................................    16,000     34,823
    Tah Hsin Industrial Corp.........................................    45,000     52,768
    TA-I Technology Co., Ltd.........................................    60,936     80,746
*   Tai Tung Communication Co., Ltd..................................    58,373     30,321
    Taichung Commercial Bank Co., Ltd................................ 1,264,825    488,588
    TaiDoc Technology Corp...........................................    26,458    108,797
    Taiflex Scientific Co., Ltd......................................   120,540    169,441
    Taimide Tech, Inc................................................    58,117     95,659
    Tainan Enterprises Co., Ltd......................................    43,000     33,887
    Tainan Spinning Co., Ltd.........................................   633,568    232,868
*   Tainergy Tech Co., Ltd...........................................   116,000     21,936
    Tainet Communication System Corp.................................     8,000     15,497
    Taishin Financial Holding Co., Ltd............................... 2,610,895  1,212,525
    Taisun Enterprise Co., Ltd.......................................    97,000     67,690
    Taita Chemical Co., Ltd..........................................   110,160     40,957
    Taiwan Business Bank............................................. 1,348,496    568,470
#   Taiwan Cement Corp............................................... 1,670,739  2,218,145
    Taiwan Chinsan Electronic Industrial Co., Ltd....................    52,663     59,805
    Taiwan Cogeneration Corp.........................................   139,077    133,805
    Taiwan Cooperative Financial Holding Co., Ltd.................... 1,964,303  1,351,433
    Taiwan Fertilizer Co., Ltd.......................................   203,000    323,112
    Taiwan Fire & Marine Insurance Co., Ltd..........................   137,520     92,783
    Taiwan FU Hsing Industrial Co., Ltd..............................    88,000    126,092
    Taiwan Glass Industry Corp.......................................   622,442    237,179
    Taiwan High Speed Rail Corp......................................   513,000    607,077
    Taiwan Hon Chuan Enterprise Co., Ltd.............................   183,455    330,687
    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................   104,000     66,014
    Taiwan Kolin Co., Ltd............................................   292,000          0
*   Taiwan Land Development Corp.....................................   398,217    113,008
    Taiwan Mobile Co., Ltd...........................................   315,800  1,177,486
    Taiwan Navigation Co., Ltd.......................................   121,000     73,199
    Taiwan Paiho, Ltd................................................   156,068    407,766
    Taiwan PCB Techvest Co., Ltd.....................................   158,733    190,480
*   Taiwan Prosperity Chemical Corp..................................    73,000     34,400
    Taiwan Pulp & Paper Corp.........................................   117,000     77,002
    Taiwan Sakura Corp...............................................    73,600    116,587

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
TAIWAN -- (Continued)
    Taiwan Sanyo Electric Co., Ltd...................................    23,800 $    23,852
    Taiwan Secom Co., Ltd............................................   116,795     334,361
    Taiwan Semiconductor Co., Ltd....................................   129,000     215,497
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR......   683,154  35,271,241
    Taiwan Semiconductor Manufacturing Co., Ltd...................... 2,346,214  22,992,423
    Taiwan Shin Kong Security Co., Ltd...............................   110,150     135,888
    Taiwan Styrene Monomer...........................................   288,164     204,385
    Taiwan Surface Mounting Technology Corp..........................   116,845     381,991
    Taiwan TEA Corp..................................................   367,648     205,118
    Taiwan Union Technology Corp.....................................   115,000     503,993
    Taiyen Biotech Co., Ltd..........................................    51,712      54,532
#*  Tatung Co., Ltd..................................................   600,688     361,026
#   TCI Co., Ltd.....................................................    34,153     377,153
    Te Chang Construction Co., Ltd...................................    37,247      36,477
    Teco Electric and Machinery Co., Ltd.............................   583,000     516,949
    Tehmag Foods Corp................................................     9,700      71,028
    Test Research, Inc...............................................   107,571     180,004
    Test-Rite International Co., Ltd.................................   130,568      93,117
*   Tex-Ray Industrial Co., Ltd......................................    85,000      23,643
    Thinking Electronic Industrial Co., Ltd..........................    57,000     153,402
    Thye Ming Industrial Co., Ltd....................................    72,125      75,648
    Ton Yi Industrial Corp...........................................   494,300     197,419
    Tong Hsing Electronic Industries, Ltd............................    66,009     292,402
    Tong Yang Industry Co., Ltd......................................   211,640     330,425
    Tong-Tai Machine & Tool Co., Ltd.................................   101,711      57,578
    TOPBI International Holdings, Ltd................................    37,975     126,619
    Topco Scientific Co., Ltd........................................    77,249     245,654
    Topco Technologies Corp..........................................    19,122      43,273
    Topkey Corp......................................................    26,000     113,646
    Topoint Technology Co., Ltd......................................    73,386      54,134
#   Toung Loong Textile Manufacturing................................    66,000     103,048
*   TPK Holding Co., Ltd.............................................   221,000     480,818
    Trade-Van Information Services Co................................     9,000      10,723
    Transcend Information, Inc.......................................    61,890     134,383
    Tripod Technology Corp...........................................   233,170     901,161
*   TrueLight Corp...................................................    25,000      27,278
    Tsang Yow Industrial Co., Ltd....................................    52,000      33,876
    Tsann Kuen Enterprise Co., Ltd...................................    69,000      39,208
    TSC Auto ID Technology Co., Ltd..................................    15,070     123,066
*   TSEC Corp........................................................   192,029      52,486
    TSRC Corp........................................................   310,452     247,438
    Ttet Union Corp..................................................    19,000      77,543
    TTFB Co., Ltd....................................................     5,000      43,799
    TTY Biopharm Co., Ltd............................................    80,000     210,615
    Tung Ho Steel Enterprise Corp....................................   510,654     362,047
*   Tung Thih Electronic Co., Ltd....................................    32,073      76,549
    TURVO International Co., Ltd.....................................    35,843      83,315
    TWi Pharmaceuticals, Inc.........................................    23,000      53,570
    TXC Corp.........................................................   184,204     225,710
    TYC Brother Industrial Co., Ltd..................................   162,091     159,747
*   Tycoons Group Enterprise.........................................   247,385      46,971
    Tyntek Corp......................................................   132,922      64,360
    UDE Corp.........................................................    37,000      31,656
    Ultra Chip, Inc..................................................    27,000      27,825
    U-Ming Marine Transport Corp.....................................   271,000     300,354
    Unimicron Technology Corp........................................   619,312     951,626
*   Union Bank Of Taiwan.............................................   614,648     215,209
    Uni-President Enterprises Corp................................... 1,035,577   2,558,269
    Unitech Computer Co., Ltd........................................    50,000      36,296

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Unitech Printed Circuit Board Corp...............................   387,498 $  421,406
    United Integrated Services Co., Ltd..............................    81,400    423,322
    United Microelectronics Corp., Sponsored ADR.....................   106,599    240,914
#   United Microelectronics Corp..................................... 5,185,081  2,387,835
    United Orthopedic Corp...........................................    36,141     54,234
    United Radiant Technology........................................    48,000     28,042
*   United Renewable Energy Co., Ltd................................. 1,066,951    288,623
*   Unity Opto Technology Co., Ltd...................................   275,593     61,203
    Universal Cement Corp............................................   216,972    133,990
*   Universal Microelectronics Co., Ltd..............................    25,000     13,735
#   Universal Microwave Technology, Inc..............................    27,102     84,481
*   Unizyx Holding Corp..............................................    94,118     63,056
    UPC Technology Corp..............................................   519,532    175,498
    Userjoy Technology Co., Ltd......................................     8,999     22,922
    USI Corp.........................................................   474,332    208,545
*   Usun Technology Co., Ltd.........................................    21,700     17,873
    Utechzone Co., Ltd...............................................    23,000     45,716
    Vanguard International Semiconductor Corp........................   265,000    566,195
    Ve Wong Corp.....................................................    34,000     30,028
    VHQ Media Holdings, Ltd..........................................    14,000     53,612
    Victory New Materials, Ltd. Co...................................    79,255     41,336
    Visual Photonics Epitaxy Co., Ltd................................    75,757    296,192
    Vivotek, Inc.....................................................    10,352     33,700
    Voltronic Power Technology Corp..................................    22,207    491,572
    Wafer Works Corp.................................................   178,000    204,389
    Waffer Technology Corp...........................................    56,000     24,898
    Wah Hong Industrial Corp.........................................    43,694     35,106
    Wah Lee Industrial Corp..........................................   115,000    203,901
    Walsin Lihwa Corp................................................   892,000    436,222
#   Walsin Technology Corp...........................................   200,345  1,199,436
    Walton Advanced Engineering, Inc.................................   178,000     53,951
    Wan Hai Lines, Ltd...............................................   359,000    213,553
    WAN HWA Enterprise Co............................................    12,813      5,532
    Wei Chuan Foods Corp.............................................   189,000    163,521
    Wei Mon Industry Co., Ltd........................................    72,277          0
#   Weikeng Industrial Co., Ltd......................................   189,725    112,132
    Well Shin Technology Co., Ltd....................................    46,160     75,541
    Win Semiconductors Corp..........................................    48,141    501,091
    Winbond Electronics Corp......................................... 1,616,474    909,940
    Winmate, Inc.....................................................    10,000     18,869
    Winstek Semiconductor Co., Ltd...................................    23,000     20,257
    Wintek Corp......................................................   461,871      5,206
    Wisdom Marine Lines Co., Ltd.....................................   217,166    218,124
    Wisechip Semiconductor, Inc......................................     9,000      9,980
    Wistron Corp..................................................... 1,408,017  1,290,870
    Wistron NeWeb Corp...............................................   105,102    261,938
    Wonderful Hi-Tech Co., Ltd.......................................    65,000     36,520
    Wowprime Corp....................................................    43,000    107,748
    WPG Holdings, Ltd................................................   664,779    842,763
#   WT Microelectronics Co., Ltd.....................................   356,089    406,780
    WUS Printed Circuit Co., Ltd.....................................    67,680     86,342
    XAC Automation Corp..............................................    24,000     22,904
    Xxentria Technology Materials Corp...............................    60,211    135,232
    Yageo Corp.......................................................    82,317    844,687
*   Yang Ming Marine Transport Corp..................................   185,000     46,030
    YC INOX Co., Ltd.................................................   173,600    149,049
    YCC Parts Manufacturing Co., Ltd.................................     7,000     10,324
    Yea Shin International Development Co., Ltd......................   106,708     59,328
    Yem Chio Co., Ltd................................................   231,123     88,884

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
TAIWAN -- (Continued)
*   Yeong Guan Energy Technology Group Co., Ltd......................    34,212 $     73,070
    YFC-Boneagle Electric Co., Ltd...................................    57,000       50,769
    YFY, Inc.........................................................   732,891      287,880
    Yi Jinn Industrial Co., Ltd......................................   116,100       54,349
    Yieh Phui Enterprise Co., Ltd....................................   595,268      178,313
    Yonyu Plastics Co., Ltd..........................................    55,000       62,086
    Young Fast Optoelectronics Co., Ltd..............................    50,298       32,058
    Youngtek Electronics Corp........................................    68,257       91,634
    Yuanta Financial Holding Co., Ltd................................ 2,891,167    1,806,892
    Yuanta Futures Co., Ltd..........................................    38,000       70,381
#   Yuen Chang Stainless Steel Co., Ltd..............................    55,000       36,567
    Yulon Finance Corp...............................................    92,400      342,780
#   Yulon Motor Co., Ltd.............................................   595,783      383,156
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................    25,362       59,591
    Yungshin Construction & Development Co., Ltd.....................    41,000       44,693
    YungShin Global Holding Corp.....................................    99,000      141,191
    Zeng Hsing Industrial Co., Ltd...................................    40,837      178,120
    Zenitron Corp....................................................   104,000       72,238
    Zero One Technology Co., Ltd.....................................    67,000       68,662
    Zhen Ding Technology Holding, Ltd................................   271,000    1,281,395
    Zig Sheng Industrial Co., Ltd....................................   220,231       58,490
    Zinwell Corp.....................................................   165,010      121,321
    Zippy Technology Corp............................................    70,000       82,380
    ZongTai Real Estate Development Co., Ltd.........................    91,545       80,722
                                                                                ------------
TOTAL TAIWAN.........................................................            259,805,258
                                                                                ------------
THAILAND -- (3.8%)
    AAPICO Hitech PCL................................................    32,900       16,235
    AAPICO Hitech PCL................................................    84,120       41,510
    Advanced Info Service PCL........................................   219,100    1,661,663
    Advanced Information Technology PCL, Class F.....................   102,000       64,858
    AEON Thana Sinsap Thailand PCL...................................    59,400      401,311
    After You PCL....................................................   153,000       58,271
    Airports of Thailand PCL.........................................   799,300    2,077,995
    AJ Plast PCL.....................................................    60,300       16,376
    Allianz Ayudhya Capital PCL......................................    16,500       21,311
    AMA Marine PCL...................................................   135,900       28,130
    Amata Corp. PCL..................................................   241,400      198,269
    Amata VN PCL, Class F............................................   193,600       31,289
    Ananda Development PCL........................................... 1,239,900      119,083
    AP Thailand PCL.................................................. 2,818,902      616,153
    Asia Aviation PCL................................................ 1,561,600      132,396
    Asia Green Energy PCL............................................    36,900        1,136
    Asia Plus Group Holdings PCL..................................... 1,059,300       62,797
    Asia Sermkij Leasing PCL.........................................    94,400       81,285
    Asian Insulators PCL.............................................   955,920       35,457
    Asian Seafoods Coldstorage PCL, Class F..........................   100,100       16,509
    B Grimm Power PCL................................................   228,700      363,557
    Bangchak Corp. PCL...............................................   563,500      460,952
    Bangkok Airways PCL..............................................   376,400       95,362
    Bangkok Aviation Fuel Services PCL...............................   121,650      128,922
    Bangkok Bank PCL.................................................     9,800       56,635
    Bangkok Bank PCL.................................................    50,400      290,432
    Bangkok Expressway & Metro PCL................................... 2,642,535      945,169
    Bangkok Insurance PCL............................................     4,780       48,837
    Bangkok Land PCL................................................. 4,779,100      216,836
    Bangkok Life Assurance PCL.......................................   193,940      119,466
    Bangkok Ranch PCL................................................   559,700       45,228
    Bank of Ayudhya PCL..............................................    17,300       18,191

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    Banpu PCL........................................................ 1,858,500 $  713,979
    Banpu PCL........................................................    31,500     12,101
    Banpu Power PCL..................................................   223,700    128,908
    BCPG PCL.........................................................   239,800    142,951
    Beauty Community PCL............................................. 1,079,400     76,500
*   BEC World PCL....................................................   811,600    178,743
    Berli Jucker PCL.................................................   283,100    457,067
    Better World Green PCL........................................... 1,839,200     31,064
    Big Camera Corp. PCL............................................. 1,089,900     19,131
    BJC Heavy Industries PCL, Class F................................   362,700     25,225
    BTS Group Holdings PCL...........................................   906,600    402,333
    Buriram Sugar PCL................................................    63,600      8,636
    Cal-Comp Electronics Thailand PCL, Class F....................... 1,659,744     88,498
    Carabao Group PCL, Class F.......................................    74,000    206,475
    Central Pattana PCL..............................................   466,300    988,349
    Central Plaza Hotel PCL..........................................   286,400    260,838
    CH Karnchang PCL.................................................   405,772    274,143
    Charoen Pokphand Foods PCL....................................... 1,255,893  1,050,217
    Charoong Thai Wire & Cable PCL, Class F..........................    88,000     14,863
    COL PCL..........................................................    74,000     45,829
    Com7 PCL, Class F................................................   266,000    253,270
    Communication & System Solution PCL..............................   227,000      9,472
*   Country Group Development PCL.................................... 1,320,000     39,344
*   Country Group Holdings PCL.......................................   407,500     11,336
    CP ALL PCL....................................................... 1,081,900  2,803,732
    Delta Electronics Thailand PCL...................................    94,500    137,705
    Demco PCL........................................................   129,500     11,580
    Dhipaya Insurance PCL............................................   214,400    165,442
    Diamond Building Products PCL....................................   206,200     40,632
    Do Day Dream PCL.................................................    38,200     35,107
    Dynasty Ceramic PCL.............................................. 1,772,400    113,875
    East Coast Furnitech P.L.C.......................................   456,600     33,268
    Eastern Polymer Group PCL, Class F...............................   373,900     92,252
    Eastern Printing PCL.............................................   147,400     18,550
    Eastern Water Resources Development and Management PCL, Class F..   243,900     96,930
    Electricity Generating PCL.......................................    54,300    624,014
    Energy Absolute PCL..............................................   392,100    532,409
    Erawan Group PCL (The)........................................... 1,261,400    229,763
    Esso Thailand PCL................................................   682,500    166,133
    FN Factory Outlet PCL............................................   693,500     29,628
    Forth Corp. PCL..................................................    74,800     13,501
    Forth Smart Service PCL..........................................   184,100     38,716
    Fortune Parts Industry PCL, Class F..............................   213,500     16,121
    GFPT PCL.........................................................   335,100    153,151
    Global Green Chemicals PCL, Class F..............................   209,300     76,941
    Global Power Synergy PCL, Class F................................   206,068    561,321
    Gunkul Engineering PCL........................................... 1,667,400    161,245
    Haad Thip PCL....................................................    50,900     40,288
    Hana Microelectronics PCL........................................   337,001    284,601
    Home Product Center PCL.......................................... 1,356,526    772,719
    ICC International PCL............................................    27,800     36,827
    Ichitan Group PCL................................................   437,200     97,735
    Indorama Ventures PCL............................................   537,600    498,520
    Interhides PCL...................................................   240,200     28,638
    Interlink Communication PCL......................................    87,450     12,685
    Intouch Holdings PCL.............................................    60,800    132,896
    Intouch Holdings PCL, Class F....................................    91,800    200,656
    IRPC PCL......................................................... 4,418,200    497,496
    Italian-Thai Development PCL..................................... 2,181,966    119,956

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    Jasmine International PCL........................................ 2,388,600 $  494,411
    JMT Network Services PCL, Class F................................   273,000    181,729
    Jubilee Enterprise PCL...........................................    20,400     12,093
    Kang Yong Electric PCL...........................................       300      2,851
    Karmarts PCL.....................................................   291,400     41,305
    Kasikornbank PCL.................................................     5,300     24,486
    Kasikornbank PCL.................................................   348,900  1,606,130
    KCE Electronics PCL..............................................   331,600    161,435
    KGI Securities Thailand PCL...................................... 1,131,300    164,103
    Khon Kaen Sugar Industry PCL.....................................   682,204     44,057
    Kiatnakin Bank PCL...............................................   122,800    266,382
    Krung Thai Bank PCL..............................................   735,850    404,541
    Krungthai Card PCL...............................................   270,300    371,500
    Lam Soon Thailand PCL............................................   132,400     19,381
    Land & Houses PCL................................................ 1,161,800    373,223
    Land & Houses PCL................................................   736,920    236,732
    Lanna Resources PCL..............................................   133,700     37,416
    LH Financial Group PCL........................................... 2,258,400     94,240
*   Loxley PCL....................................................... 2,464,570    126,514
    LPN Development PCL..............................................   742,500    115,574
    Major Cineplex Group PCL.........................................   290,400    236,590
    Maybank Kim Eng Securities Thailand PCL..........................    93,300     24,410
    MBK PCL..........................................................   686,300    515,947
    MC Group PCL.....................................................   348,300     76,131
*   MCOT PCL.........................................................    64,900     23,213
    MCS Steel PCL....................................................   208,200     62,057
    Mega Lifesciences PCL............................................   214,500    204,235
    Millcon Steel PCL................................................   547,600     14,508
    Minor International PCL..........................................   411,944    491,140
    MK Restaurants Group PCL.........................................   125,600    323,411
    Modernform Group PCL.............................................    18,700      1,449
*   Mono Technology PCL, Class F..................................... 1,259,200     59,217
    Muangthai Capital PCL............................................   246,100    505,322
    Namyong Terminal PCL.............................................   417,600     55,044
    Nava Nakorn PCL..................................................   278,000     18,782
    Nawarat Patanakarn PCL...........................................   509,200      8,600
    Netbay PCL.......................................................    57,700     59,716
    Noble Development PCL............................................   154,300     96,581
    Origin Property PCL, Class F.....................................   513,950    117,445
*   Padaeng Industry PCL.............................................   156,600     38,638
    PCS Machine Group Holding PCL....................................   188,600     37,789
    Plan B Media Pcl, Class F........................................   701,600    203,312
    Platinum Group PCL (The), Class F................................   232,400     34,789
    Polyplex Thailand PCL............................................   243,600    110,526
*   Precious Shipping PCL............................................   423,650    118,557
    Premier Marketing PCL............................................   152,600     44,726
    Prima Marine PCL.................................................   337,700     95,064
    Property Perfect PCL............................................. 3,405,600     89,102
    Pruksa Holding PCL...............................................   436,200    228,248
    PTG Energy PCL...................................................   518,900    309,329
    PTT Exploration & Production PCL.................................   373,686  1,491,279
    PTT Global Chemical PCL..........................................   477,056    805,758
    PTT PCL..........................................................   287,000    430,096
    PTT PCL.......................................................... 3,764,500  5,641,451
    Pylon PCL........................................................   317,200     52,525
*   QTC Energy PCL...................................................   115,900     18,194
    Quality Houses PCL............................................... 3,290,113    283,302
    Raimon Land PCL.................................................. 1,149,900     40,367
    Rajthanee Hospital PCL...........................................    84,700     71,530

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    Ratch Group PCL..................................................    63,600 $  154,814
    Ratch Group PCL..................................................   144,800    352,469
    Ratchthani Leasing PCL...........................................   783,562    164,783
*   Regional Container Lines PCL.....................................   444,300     55,915
    Robinson PCL.....................................................   300,900    650,231
    Rojana Industrial Park PCL.......................................   962,932    192,937
    RS PCL...........................................................   300,800    155,406
    S 11 Group PCL...................................................    82,400     21,422
    Sabina PCL.......................................................    66,500     57,812
    Saha Pathana Inter-Holding PCL...................................    18,700     39,636
*   Sahakol Equipment PCL............................................   579,600     39,158
    Sahamitr Pressure Container PCL..................................   186,600     47,276
    Sahaviriya Steel Industries PCL.................................. 5,877,500      1,830
    Samart Corp. PCL.................................................   156,000     38,490
    Samart Telcoms PCL...............................................   184,800     52,940
    Sansiri PCL...................................................... 8,112,633    306,289
    Sappe PCL........................................................    87,500     68,389
    SC Asset Corp. PCL............................................... 1,471,296    112,071
    Scan Inter PCL, Class F..........................................   610,300     44,062
*   SCG Ceramics PCL.................................................   262,386     13,730
    SEAFCO PCL.......................................................   369,980     78,419
    Sena Development PCL.............................................   519,350     54,008
    Sermsang Power Corp. Co., Ltd....................................   198,800     49,379
    Siam Cement PCL (The)............................................   107,700  1,319,722
    Siam Cement PCL (The)............................................    21,550    261,926
    Siam City Cement PCL.............................................    22,043    157,685
    Siam Commercial Bank PCL (The)...................................   323,700  1,206,036
    Siam Future Development PCL......................................   476,440     87,572
    Siam Global House PCL............................................   767,176    386,192
    Siam Wellness Group PCL, Class F.................................   196,300     90,365
    Siamgas & Petrochemicals PCL.....................................   426,100    122,771
    Singha Estate PCL................................................ 1,807,400    190,347
    Sino-Thai Engineering & Construction PCL.........................   417,500    232,290
    SNC Former PCL...................................................   110,400     47,897
    Somboon Advance Technology PCL...................................   282,150    147,639
    SPCG PCL.........................................................   286,700    198,444
    Sri Trang Agro-Industry PCL......................................   421,500    145,176
*   Sriracha Construction PCL........................................    60,500     14,126
    Srisawad Corp. PCL...............................................   315,589    674,134
    Srithai Superware PCL............................................   898,400     22,612
    Srivichai Vejvivat PCL...........................................   184,900     32,149
    Star Petroleum Refining PCL......................................   662,900    195,390
    STP & I PCL......................................................   642,380    125,519
    Supalai PCL......................................................   770,725    413,504
*   Super Energy Corp. PCL........................................... 5,085,700    101,057
    Susco PCL........................................................   413,400     38,061
    SVI PCL..........................................................   641,785     96,496
    Symphony Communication PCL.......................................    17,233      1,918
*   Synergetic Auto Performance Co., Ltd., Class F...................   316,500     23,270
    Synnex Thailand PCL..............................................   248,900     59,762
    Syntec Construction PCL..........................................   973,500     54,486
    Taokaenoi Food & Marketing PCL, Class F..........................   279,100     97,978
    Tapaco PCL.......................................................   119,200     28,423
*   Tata Steel Thailand PCL.......................................... 1,594,700     26,407
    TCM Corp. PCL....................................................   152,000     10,370
    Thai Agro Energy PCL.............................................   425,600     44,540
*   Thai Airways International PCL...................................   608,400    149,103
    Thai Central Chemical PCL........................................    23,300     16,050
    Thai Oil PCL.....................................................   327,400    742,736

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
THAILAND -- (Continued)
    Thai Reinsurance PCL............................................. 1,003,700 $    19,280
    Thai Solar Energy PCL, Class F...................................   373,632      30,935
    Thai Stanley Electric PCL........................................     3,900      20,343
    Thai Stanley Electric PCL, Class F...............................    11,300      58,942
    Thai Union Group PCL, Class F....................................   891,932     431,270
    Thai Vegetable Oil PCL...........................................   287,800     245,433
    Thai Wah PCL.....................................................   179,500      25,324
*   Thaicom PCL......................................................   516,600      75,621
    Thaifoods Group PCL..............................................   485,500      62,064
    Thaire Life Assurance PCL........................................   194,200      22,639
    Thanachart Capital PCL...........................................    77,800     136,559
    Thitikorn PCL....................................................   153,300      47,216
    Thoresen Thai Agencies PCL.......................................   622,156      91,072
    Tipco Asphalt PCL................................................   193,900     136,780
    TIPCO Foods PCL..................................................   246,500      62,043
    Tisco Financial Group PCL........................................   104,600     337,755
    TKS Technologies PCL.............................................    64,300      15,226
    TMB Bank PCL..................................................... 5,964,900     284,466
    TMT Steel PCL....................................................   189,600      25,619
    TOA Paint Thailand PCL...........................................   133,100     198,361
    Total Access Communication PCL...................................   287,400     590,124
    TPC Power Holdings Co., Ltd......................................   128,300      53,113
    TPI Polene PCL................................................... 4,472,800     197,014
    TPI Polene Power PCL.............................................   771,200     114,933
    True Corp. PCL................................................... 5,688,420     941,947
    TTCL PCL.........................................................    37,800       8,638
    TTCL PCL.........................................................    25,329       5,788
    TTW PCL..........................................................   649,700     292,629
    Union Auction PCL................................................    87,100      23,654
    Unique Engineering & Construction PCL............................   508,650     148,240
    United Paper PCL.................................................   274,700      89,156
    Univanich Palm Oil PCL...........................................    84,700      14,727
    Univentures PCL..................................................   406,300      72,662
    Vanachai Group PCL...............................................   403,920      60,732
    VGI PCL..........................................................   415,000     134,004
    Vinythai PCL.....................................................   173,000     134,069
    WHA Corp. PCL.................................................... 1,632,500     253,025
    WHA Utilities and Power PCL......................................   458,900      98,026
    Workpoint Entertainment PCL......................................   123,460      78,913
                                                                                -----------
TOTAL THAILAND.......................................................            56,554,370
                                                                                -----------
TURKEY -- (0.8%)
    Adana Cimento Sanayii TAS, Class A...............................    21,718      25,166
*   Afyon Cimento Sanayi TAS.........................................    15,717      12,936
*   Akbank Turk A.S..................................................   434,408     524,836
    Akcansa Cimento A.S..............................................    18,785      22,274
    Aksa Akrilik Kimya Sanayii A.S...................................    89,933     161,430
*   Aksa Enerji Uretim A.S...........................................    64,248      29,655
    Aksigorta A.S....................................................    59,107      51,017
    Alarko Holding A.S...............................................    74,620      59,226
*   Albaraka Turk Katilim Bankasi A.S................................   224,049      47,748
    Alkim Alkali Kimya A.S...........................................     8,440      44,402
    Anadolu Anonim Turk Sigorta Sirketi..............................   121,131      88,584
    Anadolu Cam Sanayii A.S..........................................   136,622      80,053
    Anadolu Hayat Emeklilik A.S......................................    43,484      42,124
#*  Arcelik A.S......................................................    58,627     181,629
    AvivaSA Emeklilik ve Hayat A.S., Class A.........................     9,422      19,200
    Aygaz A.S........................................................    33,098      63,056
#*  Bera Holding A.S.................................................   234,423     114,676

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TURKEY -- (Continued)
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S................  66,474 $ 20,114
#   BIM Birlesik Magazalar A.S....................................... 118,298  978,979
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................  19,139   29,677
    Borusan Yatirim ve Pazarlama A.S.................................   1,351    8,031
*   Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S..................   8,349    8,555
*   Bursa Cimento Fabrikasi A.S......................................  21,491   16,897
    Celebi Hava Servisi A.S..........................................   1,714   29,294
*   Cimsa Cimento Sanayi VE Ticaret A.S..............................  36,631   50,917
    Coca-Cola Icecek A.S.............................................  28,668  156,624
#   Dogan Sirketler Grubu Holding A.S................................ 693,525  209,768
#*  Dogus Otomotiv Servis ve Ticaret A.S.............................  36,136   52,655
    EGE Endustri VE Ticaret A.S......................................     629   52,378
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
      Ticaret A.S....................................................  66,633   34,941
    ENERJISA ENERJI AS...............................................  95,251  103,070
    Enka Insaat ve Sanayi A.S........................................ 237,828  240,115
#   Erbosan Erciyas Boru Sanayii ve Ticaret A.S......................  13,302   51,521
    Eregli Demir ve Celik Fabrikalari TAS............................ 476,357  544,554
*   Fenerbahce Futbol A.S............................................  20,253   56,288
    Ford Otomotiv Sanayi A.S.........................................  25,419  286,652
*   Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S...............       1        0
*   Global Yatirim Holding A.S.......................................  49,586   34,320
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S..............       1        2
#   Goodyear Lastikleri TAS..........................................  69,615   33,824
#*  Gozde Girisim Sermayesi Yatirim Ortakligi A.S.................... 183,432  113,251
*   GSD Holding AS................................................... 225,737   37,077
*   Gubre Fabrikalari TAS............................................  17,211   16,845
*   Hektas Ticaret TAS...............................................  31,112   34,319
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.............  37,047   41,651
#*  Is Finansal Kiralama A.S.........................................  32,181   14,228
    Is Yatirim Menkul Degerler A.S., Class A.........................  66,365   43,758
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A.....  81,597   30,525
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D..... 408,313  154,054
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S........................... 145,244   29,468
    Kartonsan Karton Sanayi ve Ticaret A.S...........................     381   21,171
    KOC Holding A.S.................................................. 117,316  384,536
#   Kordsa Teknik Tekstil A.S........................................  40,281   82,509
*   Koza Altin Isletmeleri A.S.......................................  19,372  238,113
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S.................... 105,517  161,236
*   Logo Yazilim Sanayi Ve Ticaret A.S...............................   1,707   11,603
*   Netas Telekomunikasyon A.S.......................................   3,312    5,350
    Nuh Cimento Sanayi A.S...........................................  29,066   49,350
*   Pegasus Hava Tasimaciligi A.S....................................  26,485  305,843
#*  Petkim Petrokimya Holding A.S.................................... 379,100  228,041
    Polisan Holding A.S..............................................  19,331    8,615
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S...............  93,560   60,371
    Sasa Polyester Sanayi A.S........................................  36,813   44,793
#*  Sekerbank Turk AS................................................ 202,387   35,722
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  78,527   80,058
    Soda Sanayii A.S................................................. 103,968   99,618
*   Tat Gida Sanayi A.S..............................................  36,308   29,784
    TAV Havalimanlari Holding A.S....................................  95,830  436,876
    Tekfen Holding A.S...............................................  87,658  259,534
    Tofas Turk Otomobil Fabrikasi A.S................................  47,313  185,008
    Trakya Cam Sanayii A.S........................................... 270,547  138,939
    Tupras Turkiye Petrol Rafinerileri A.S...........................  30,069  654,491
*   Turcas Petrol A.S................................................  85,228   28,645
*   Turk Hava Yollari AO............................................. 238,516  485,401
*   Turk Telekomunikasyon A.S........................................ 149,160  151,498
*   Turk Traktor ve Ziraat Makineleri A.S............................   5,773   44,371

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
TURKEY -- (Continued)
    Turkcell Iletisim Hizmetleri A.S.................................   422,962 $      930,013
    Turkcell Iletisim Hizmetleri A.S., ADR...........................     2,786         15,239
#*  Turkiye Garanti Bankasi A.S......................................   533,857        858,103
#*  Turkiye Halk Bankasi A.S.........................................   191,213        175,126
*   Turkiye Is Bankasi A.S., Class C.................................   295,369        299,301
*   Turkiye Sinai Kalkinma Bankasi A.S...............................   919,409        144,651
    Turkiye Sise ve Cam Fabrikalari A.S..............................   157,969        119,914
*   Turkiye Vakiflar Bankasi TAO, Class D............................   316,312        239,884
*   Ulker Biskuvi Sanayi A.S.........................................    65,118        209,489
#*  Vestel Elektronik Sanayi ve Ticaret A.S..........................    60,315        107,422
*   Yapi ve Kredi Bankasi A.S........................................   372,970        148,589
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S......................    45,100         48,499
*   Zorlu Enerji Elektrik Uretim A.S.................................   192,146         39,979
                                                                                --------------
TOTAL TURKEY.........................................................               12,650,049
                                                                                --------------
UNITED KINGDOM -- (0.0%)
    Mondi P.L.C......................................................     6,226        128,750
                                                                                --------------
TOTAL COMMON STOCKS..................................................            1,426,391,492
                                                                                --------------
PREFERRED STOCKS -- (2.3%)

BRAZIL -- (2.2%)
    AES Tiete Energia SA.............................................       486            280
*   Alpargatas SA....................................................    45,900        311,761
    Banco ABC Brasil S.A.............................................    39,062        175,708
    Banco Bradesco SA................................................   413,236      3,623,865
    Banco do Estado do Rio Grande do Sul SA, Class B.................   142,873        796,569
    Banco Pan SA.....................................................    93,332        210,844
    Centrais Eletricas Brasileiras SA, Class B.......................    51,100        522,276
    Centrais Eletricas Santa Catarina................................     7,850         78,275
    Cia Brasileira de Distribuicao...................................    71,196      1,473,272
    Cia de Saneamento do Parana......................................   187,095        847,187
    Cia de Transmissao de Energia Eletrica Paulista..................    74,803        439,623
    Cia Energetica de Minas Gerais...................................   307,532      1,046,704
    Cia Energetica de Sao Paulo, Class B.............................    73,611        545,131
    Cia Energetica do Ceara, Class A.................................     7,082        111,249
    Cia Ferro Ligas da Bahia--FERBASA................................    28,500        128,909
    Cia Paranaense de Energia........................................    55,026        763,819
    Eucatex SA Industria e Comercio..................................     6,800          7,630
    Gerdau SA........................................................   314,100      1,051,830
    Grazziotin SA....................................................     3,000         17,796
    Itau Unibanco Holding SA.........................................   723,000      6,531,427
    Lojas Americanas SA..............................................    89,135        444,286
    Marcopolo SA.....................................................   234,742        212,471
    Petroleo Brasileiro SA........................................... 1,541,749     11,682,771
    Randon SA Implementos e Participacoes............................    72,226        186,395
    Schulz SA........................................................    25,100         55,075
    Telefonica Brasil SA.............................................    70,769        936,646
    Unipar Carbocloro SA.............................................    46,454        336,026
    Usinas Siderurgicas de Minas Gerais SA, Class A..................   246,507        446,239
                                                                                --------------
TOTAL BRAZIL.........................................................               32,984,064
                                                                                --------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B....................................    76,479        142,691
    Embotelladora Andina SA, Class B.................................   104,442        300,741
    Sociedad Quimica y Minera de Chile SA, Class B...................     1,041         27,778
                                                                                --------------
TOTAL CHILE..........................................................                  471,210
                                                                                --------------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE>>
                                                                        --------- --------------
COLOMBIA -- (0.1%)
      Avianca Holdings SA..............................................   234,897 $      129,958
      Banco Davivienda SA..............................................    24,468        312,727
      Bancolombia SA...................................................     9,841        128,457
      Grupo Argos SA...................................................    11,723         48,418
      Grupo Aval Acciones y Valores SA.................................   834,179        341,816
      Grupo de Inversiones Suramericana SA.............................    18,894        173,176
                                                                                  --------------
TOTAL COLOMBIA.........................................................                1,134,552
                                                                                  --------------
TOTAL PREFERRED STOCKS.................................................               34,589,826
                                                                                  --------------
RIGHTS/WARRANTS -- (0.0%)

CHINA -- (0.0%)
*     Legend Holdings Corp. Rights 05/23/19............................     7,100              0
                                                                                  --------------
MALAYSIA -- (0.0%)
*     WCE Holdings Bhd Rights 11/11/19.................................   112,600            404
                                                                                  --------------
SOUTH KOREA -- (0.0%)
*     Dream Security Co., Ltd. Rights 11/07/19.........................     2,125            238
*     Good People Co., Ltd. Rights 11/08/19............................     3,418          2,894
                                                                                  --------------
TOTAL SOUTH KOREA......................................................                    3,132
                                                                                  --------------
TAIWAN -- (0.0%)
*     Arcadyan Technology Corp. Rights 11/11/19........................     3,897          2,842
*     Cathay Financial Holding Co. Rights 11/25/19.....................    47,362          8,246
*     Kung Sing Engineering Corp. Rights 11/21/19......................    43,277          2,360
*     Sigurd Microelectronics Corp. Rights 11/12/19....................     7,980          2,792
                                                                                  --------------
TOTAL TAIWAN...........................................................                   16,240
                                                                                  --------------
THAILAND -- (0.0%)
*     Property Perfect Rights 09/30/19................................. 1,055,912              0
*     TMB Bank PCL Rights 11/26/19..................................... 4,129,292          5,470
                                                                                  --------------
TOTAL THAILAND.........................................................                    5,470
                                                                                  --------------
TURKEY -- (0.0%)
*     Hektas Ticaret TAS Rights 11/14/19...............................    31,112         57,955
                                                                                  --------------
TOTAL RIGHTS/WARRANTS..................................................                   83,201
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,223,165,643)................................................            1,461,064,519
                                                                                  --------------

                                                                                     VALUE+
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (2.0%)
@(S)  The DFA Short Term Investment Fund............................... 2,566,340     29,695,119
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,252,856,333)................................................           $1,490,759,638
                                                                                  ==============

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1         LEVEL 2     LEVEL 3     TOTAL
                                              ------------   -------------- ------- --------------
Common Stocks
   Brazil.................................... $112,219,618               --   --    $  112,219,618
   Chile.....................................    6,833,988   $    9,741,656   --        16,575,644
   China.....................................   47,989,518      222,779,496   --       270,769,014
   Colombia..................................    6,282,982               --   --         6,282,982
   Czech Republic............................           --        2,731,397   --         2,731,397
   Egypt.....................................       16,538        1,321,724   --         1,338,262
   Greece....................................           --        5,741,036   --         5,741,036
   Hong Kong.................................           --          125,749   --           125,749
   Hungary...................................           --        5,027,833   --         5,027,833
   India.....................................    4,031,544      154,337,304   --       158,368,848
   Indonesia.................................    2,605,405       36,919,307   --        39,524,712
   Malaysia..................................           --       34,823,018   --        34,823,018
   Mexico....................................   47,583,102              380   --        47,583,482
   Netherlands...............................      833,094               --   --           833,094
   Peru......................................    3,300,289              196   --         3,300,485
   Philippines...............................      307,352       19,933,057   --        20,240,409
   Poland....................................           --       20,500,818   --        20,500,818
   Russia....................................    9,300,690       18,787,263   --        28,087,953
   South Africa..............................   11,689,340       83,551,293   --        95,240,633
   South Korea...............................    4,200,444      222,905,743   --       227,106,187
   Spain.....................................      831,891               --   --           831,891
   Taiwan....................................   38,720,026      221,085,232   --       259,805,258
   Thailand..................................   56,552,540            1,830   --        56,554,370
   Turkey....................................       15,239       12,634,810   --        12,650,049
   United Kingdom............................           --          128,750   --           128,750
Preferred Stocks
   Brazil....................................   32,984,064               --   --        32,984,064
   Chile.....................................           --          471,210   --           471,210
   Colombia..................................    1,134,552               --   --         1,134,552
Rights/Warrants
   Malaysia..................................           --              404   --               404
   South Korea...............................           --            3,132   --             3,132
   Taiwan....................................           --           16,240   --            16,240
   Thailand..................................           --            5,470   --             5,470
   Turkey....................................           --           57,955   --            57,955
Securities Lending Collateral................           --       29,695,119   --        29,695,119
                                              ------------   --------------   --    --------------
TOTAL........................................ $387,432,216   $1,103,327,422   --    $1,490,759,638
                                              ============   ==============   ==    ==============

                See accompanying Notes to Financial Statements.

               EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
COMMON STOCKS -- (96.9%)
BRAZIL -- (8.4%)
    AES Tiete Energia SA.............................................  36,280 $  105,932
    Aliansce Sonae Shopping Centers SA...............................   1,812     19,224
    Alliar Medicos A Frente SA.......................................   8,151     36,787
    Alupar Investimento SA...........................................  13,100     79,276
    Ambev SA, ADR.................................................... 215,244    927,702
    Ambev SA.........................................................   5,100     22,101
    Arezzo Industria e Comercio SA...................................   5,200     76,629
    Atacadao S.A.....................................................  17,093     81,448
*   Azul SA, ADR.....................................................   7,571    295,118
*   B2W Cia Digital..................................................   5,200     65,867
    B3 SA--Brasil Bolsa Balcao.......................................  61,895    746,660
    Banco Bradesco SA, ADR........................................... 180,771  1,583,553
    Banco Bradesco SA................................................  59,608    488,249
    Banco BTG Pactual SA.............................................  14,188    229,810
    Banco do Brasil SA...............................................  41,200    494,647
    Banco Santander Brasil SA........................................  13,300    156,065
    BB Seguridade Participacoes SA...................................  57,554    487,498
    BK Brasil Operacao e Assessoria a Restaurantes SA................   2,274     10,603
*   BR Properties SA.................................................   5,600     16,965
    BrasilAgro--Co. Brasileira de Propriedades Agricolas.............   3,900     16,483
#   Braskem SA, Sponsored ADR........................................   4,311     58,328
    Camil Alimentos S.A..............................................  11,342     18,298
    CCR SA........................................................... 188,180    771,395
    Centrais Eletricas Brasileiras SA................................   8,800     86,804
    Cia de Locacao das Americas......................................  30,120    129,627
    Cia de Saneamento Basico do Estado de Sao Paulo..................  35,000    476,674
    Cia de Saneamento de Minas Gerais-COPASA.........................   6,800    114,433
    Cia de Saneamento do Parana......................................   5,400    122,798
    Cia de Saneamento do Parana......................................   2,600     11,734
    Cia Energetica de Minas Gerais, Sponsored ADR....................   6,100     20,496
    Cia Energetica de Minas Gerais...................................  21,200     79,028
    Cia Hering.......................................................   8,600     67,483
    Cia Paranaense de Energia........................................   2,700     36,981
    Cia Siderurgica Nacional SA......................................  45,000    132,402
    Cielo SA......................................................... 123,550    232,898
    Construtora Tenda SA.............................................   7,960     46,861
*   Cosan Logistica SA...............................................  15,300     77,368
    Cosan SA.........................................................  13,200    190,208
    CPFL Energia SA..................................................   6,400     52,694
    CSU Cardsystem SA................................................   5,800      9,458
    CVC Brasil Operadora e Agencia de Viagens SA.....................  13,000    166,062
    Cyrela Brazil Realty SA Empreendimentos e Participacoes..........  54,500    365,961
    Direcional Engenharia SA.........................................   9,800     29,201
    Duratex SA.......................................................  60,367    197,786
    EcoRodovias Infraestrutura e Logistica SA........................  42,200    144,683
    EDP--Energias do Brasil SA.......................................  14,900     70,478
    Embraer SA.......................................................  41,894    183,120
    Embraer SA, Sponsored ADR........................................  24,490    425,391
    Energisa SA......................................................  25,015    298,895
    Engie Brasil Energia SA..........................................   2,200     24,828
    Equatorial Energia SA............................................  18,500    469,961
*   Even Construtora e Incorporadora SA..............................  25,200     76,596
    Ez Tec Empreendimentos e Participacoes SA........................   8,365     85,934
    Fleury SA........................................................  37,300    236,700
    Fras-Le SA.......................................................   2,000      2,299
*   Gafisa SA........................................................   6,200      8,410
    Grendene SA......................................................  23,621     58,721

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BRAZIL -- (Continued)
    Guararapes Confeccoes SA.........................................  16,684 $    82,952
    Hapvida Participacoes e Investimentos S.A........................  10,100     141,785
    Hypera SA........................................................  41,000     350,859
    Iguatemi Empresa de Shopping Centers SA..........................   2,400      28,665
    Industrias Romi SA...............................................   3,400      11,809
    Instituto Hermes Pardini SA......................................  12,500      72,466
    International Meal Co. Alimentacao SA, Class A...................  16,001      29,445
    Iochpe-Maxion SA.................................................  17,400      75,665
    IRB Brasil Resseguros S/A........................................  56,349     530,963
    Itau Unibanco Holding SA.........................................  20,350     158,162
    JHSF Participacoes SA............................................  11,900      13,352
    JSL SA...........................................................  11,100      54,524
    Klabin SA........................................................ 148,885     587,298
    Light SA.........................................................  30,509     151,385
    Localiza Rent a Car SA...........................................  56,700     610,474
    Lojas Americanas SA..............................................  12,300      46,342
    Lojas Renner SA.................................................. 107,409   1,359,184
    M Dias Branco SA.................................................   2,932      27,598
    Magazine Luiza SA................................................  35,200     391,803
    Mahle-Metal Leve SA..............................................   5,200      31,831
    Marcopolo SA.....................................................  16,000      13,564
*   Marisa Lojas SA..................................................   7,700      20,563
*   Mills Estruturas e Servicos de Engenharia SA.....................  20,000      36,305
    Movida Participacoes SA..........................................  17,411      65,337
    MRV Engenharia e Participacoes SA................................  47,047     206,347
    Natura Cosmeticos SA.............................................  60,246     468,088
    Notre Dame Intermedica Participacoes S.A.........................  30,631     458,262
    Odontoprev SA....................................................  49,452     182,370
*   Omega Geracao SA.................................................  11,061      94,269
    Porto Seguro SA..................................................  18,800     269,074
    Portobello SA....................................................  10,300      10,222
    Qualicorp Consultoria e Corretora de Seguros SA..................  59,631     474,312
    Raia Drogasil SA.................................................  32,200     883,182
*   Rumo SA..........................................................  59,500     338,262
    Santos Brasil Participacoes SA...................................  13,282      22,653
    Sao Carlos Empreendimentos e Participacoes SA....................   1,400      14,462
    Ser Educacional SA...............................................   5,000      29,709
    SLC Agricola SA..................................................   4,400      19,869
    Smiles Fidelidade SA.............................................  10,006      92,313
*   Springs Global Participacoes SA..................................   4,700      15,036
    Sul America SA...................................................  48,318     581,792
    Suzano SA........................................................  63,094     513,499
    T4F Entretenimento SA............................................   6,400       9,176
*   Tecnisa SA.......................................................  75,200      22,501
    Tegma Gestao Logistica SA........................................   5,200      42,100
    Telefonica Brasil SA, ADR........................................  21,716     286,000
    TIM Participacoes SA, ADR........................................   4,579      64,793
    TIM Participacoes SA.............................................  98,200     279,627
    TOTVS SA.........................................................   5,600      86,964
    Transmissora Alianca de Energia Eletrica SA......................  35,500     255,639
#   Ultrapar Participacoes SA, Sponsored ADR.........................  84,726     395,670
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao S.A..............................................   8,400      27,815
*   Via Varejo SA....................................................  18,900      34,968
*   Vulcabras Azaleia SA.............................................  10,600      20,854
    WEG SA...........................................................  24,000     152,599
    Wiz Solucoes e Corretagem de Seguros SA..........................  11,800      32,071
    YDUQS Part.......................................................  21,500     210,416
                                                                              -----------
TOTAL BRAZIL.........................................................          23,008,856
                                                                              -----------

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHILE -- (0.9%)
    Aguas Andinas SA, Class A........................................   287,919 $  131,970
    Banco de Chile...................................................   150,217     19,325
    Banco de Chile, ADR..............................................     3,275     84,098
    Banco de Credito e Inversiones SA................................     1,970    109,460
    Banco Santander Chile, ADR.......................................     5,765    139,686
    Besalco SA.......................................................    62,767     42,279
    CAP SA...........................................................     3,979     29,204
    Cencosud SA......................................................   218,590    296,552
    Cia Cervecerias Unidas SA, Sponsored ADR.........................     6,937    137,700
    Clinica Las Condes SA............................................        87      4,637
    Embotelladora Andina SA, ADR, Class B............................       610     10,303
*   Empresa Nacional de Telecomunicaciones SA........................    10,314     80,676
    Empresas CMPC SA.................................................    67,370    153,980
    Empresas Lipigas SA..............................................     1,142      7,456
    Empresas Tricot SA...............................................     2,361      2,160
    Enel Americas SA................................................. 2,017,080    377,890
    Enel Americas SA.................................................    80,485     15,031
    Enel Chile SA, ADR...............................................     9,400     39,010
    Forus SA.........................................................     6,499     11,816
    Grupo Security SA................................................   141,838     41,115
    Hortifrut SA.....................................................    16,125     33,657
    Inversiones Aguas Metropolitanas SA..............................    54,749     65,257
    Itau CorpBanca................................................... 9,660,479     58,475
    Itau CorpBanca, ADR..............................................     2,300     20,884
    Multiexport Foods SA.............................................    65,867     29,280
    Parque Arauco SA.................................................    30,323     79,824
    PAZ Corp. SA.....................................................    11,604     16,013
    Ripley Corp. SA..................................................   121,174     69,808
    SACI Falabella...................................................    24,381    124,005
    Salfacorp SA.....................................................    40,481     34,135
    Sigdo Koppers SA.................................................    20,036     28,716
    SMU SA...........................................................   209,640     40,477
    Sociedad Matriz SAAM SA..........................................   446,922     36,836
    Sociedad Quimica y Minera de Chile SA, Sponsored ADR.............     1,736     47,185
    Socovesa SA......................................................    15,493      7,095
    SONDA SA.........................................................    77,225     82,725
    Vina Concha y Toro SA............................................    30,688     56,615
                                                                                ----------
TOTAL CHILE..........................................................            2,565,335
                                                                                ----------
CHINA -- (18.7%)
*   21Vianet Group, Inc., ADR........................................     4,100     34,768
    361 Degrees International, Ltd...................................    45,000      9,226
*   3SBio, Inc.......................................................    54,500    101,520
*   51job, Inc., ADR.................................................     1,572    123,826
*   58.com, Inc., ADR................................................     6,275    331,383
    AAC Technologies Holdings, Inc...................................    44,000    284,737
    Agile Group Holdings, Ltd........................................   130,000    175,223
    Agricultural Bank of China, Ltd., Class H........................ 1,092,000    449,362
    Ajisen China Holdings, Ltd.......................................    36,000     10,327
*   Alibaba Group Holding, Ltd., Sponsored ADR.......................    19,032  3,362,383
*   Alibaba Health Information Technology, Ltd.......................    82,000     82,533
*   Alibaba Pictures Group, Ltd......................................   510,000     83,649
    Angang Steel Co., Ltd., Class H..................................    97,800     32,716
    Anhui Expressway Co., Ltd., Class H..............................    18,000     10,572
    ANTA Sports Products, Ltd........................................    40,000    391,285
    Anton Oilfield Services Group....................................   334,000     33,114
    Ausnutria Dairy Corp., Ltd.......................................    31,000     46,237
*   AVIC International Holdings, Ltd., Class H.......................    28,000     26,377
    AviChina Industry & Technology Co., Ltd., Class H................   134,000     63,295

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                            SHARES    VALUE>>
                                                                           --------- ----------
CHINA -- (Continued)
    BAIC Motor Corp., Ltd., Class H.......................................   118,000 $   73,196
*   Baidu, Inc., Sponsored ADR............................................     8,622    878,151
    Bank of China, Ltd., Class H.......................................... 3,006,000  1,225,801
    Bank of Chongqing Co., Ltd., Class H..................................    13,500      7,929
    Bank of Communications Co., Ltd., Class H.............................   263,000    179,615
    Bank of Tianjin Co., Ltd., Class H....................................    23,000     11,057
#*  Baozun, Inc., Sponsored ADR...........................................     2,047     89,085
    Beijing Capital International Airport Co., Ltd., Class H..............   118,000    111,760
    Beijing Capital Land, Ltd., Class H...................................    86,000     28,898
    Beijing Enterprises Holdings, Ltd.....................................    32,500    153,023
    Beijing Enterprises Water Group, Ltd..................................   364,000    189,727
    Beijing North Star Co., Ltd., Class H.................................    50,000     15,344
*   Bitauto Holdings, Ltd., ADR...........................................     3,754     56,798
    Bosideng International Holdings, Ltd..................................   138,000     71,361
    Brilliance China Automotive Holdings, Ltd.............................   146,000    161,005
#   BYD Co., Ltd., Class H................................................    20,000     93,810
#   BYD Electronic International Co., Ltd.................................    59,500    102,172
    C C Land Holdings, Ltd................................................    56,000     12,642
    Canvest Environmental Protection Group Co., Ltd.......................    55,000     22,733
*   CAR, Inc..............................................................    48,000     39,174
    Central China Real Estate, Ltd........................................    63,000     28,863
    CGN Power Co., Ltd., Class H..........................................   462,000    120,276
#   Changyou.com, Ltd., ADR...............................................       800      7,648
    Chaowei Power Holdings, Ltd...........................................    63,000     22,796
    Cheetah Mobile, Inc., ADR.............................................     4,396     17,013
    China Agri-Industries Holdings, Ltd...................................   120,000     39,535
    China Aircraft Leasing Group Holdings, Ltd............................    36,500     37,671
#   China Animation Characters Co., Ltd...................................    51,000     12,230
    China Aoyuan Group, Ltd...............................................   100,000    127,793
    China BlueChemical, Ltd., Class H.....................................   136,000     33,097
    China CITIC Bank Corp., Ltd., Class H.................................   262,000    151,871
    China Communications Construction Co., Ltd., Class H..................   129,000     98,200
    China Communications Services Corp., Ltd., Class H....................   132,000     81,514
#   China Conch Venture Holdings, Ltd.....................................    90,000    352,160
    China Construction Bank Corp., Class H................................ 3,067,000  2,457,496
    China Datang Corp. Renewable Power Co., Ltd., Class H.................   205,000     21,399
#*  China Dili Group......................................................   137,400     42,021
*   China Distance Education Holdings, Ltd., ADR..........................       400      2,800
    China Dongxiang Group Co., Ltd........................................   224,000     25,126
    China Electronics Optics Valley Union Holding Co., Ltd................   140,000      8,389
#   China Energy Engineering Corp., Ltd., Class H.........................   112,000     11,298
    China Everbright Bank Co., Ltd., Class H..............................   104,000     47,857
    China Everbright Greentech Ltd........................................    30,000     16,732
    China Everbright, Ltd.................................................    74,000    109,639
#   China Evergrande Group................................................   116,000    282,374
    China Foods, Ltd......................................................    40,000     16,440
    China Galaxy Securities Co., Ltd., Class H............................    73,500     37,477
#   China Gas Holdings, Ltd...............................................    49,800    212,145
    China Grand Pharmaceutical and Healthcare Holdings, Ltd., Class A.....    48,000     27,507
    China Harmony New Energy Auto Holding, Ltd............................    71,500     24,605
    China High Speed Transmission Equipment Group Co., Ltd................    15,000      8,844
    China Huarong Asset Management Co., Ltd., Class H.....................   589,000     86,957
*   China Index Holdings, Ltd., ADR.......................................     1,309      4,293
    China International Capital Corp., Ltd., Class H......................    35,600     64,915
    China International Marine Containers Group Co., Ltd., Class H........    39,360     34,622
    China Jinmao Holdings Group, Ltd......................................   248,000    164,875
    China Lesso Group Holdings, Ltd.......................................    84,000     86,740
    China Life Insurance Co., Ltd., Class H...............................   131,000    336,891
    China Lilang, Ltd.....................................................    56,000     45,066

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
CHINA -- (Continued)
*   China Logistics Property Holdings Co., Ltd.......................  35,000 $ 13,617
    China Machinery Engineering Corp., Class H.......................  57,000   22,457
#   China Maple Leaf Educational Systems, Ltd........................  52,000   16,335
    China Medical System Holdings, Ltd............................... 155,000  210,199
    China Meidong Auto Holdings, Ltd.................................  32,000   31,858
    China Mengniu Dairy Co., Ltd.....................................  34,000  135,549
    China Merchants Bank Co., Ltd., Class H.......................... 103,500  493,615
    China Merchants Land, Ltd........................................  98,000   13,852
    China Merchants Port Holdings Co., Ltd...........................  66,000  103,193
    China Merchants Securities Co., Ltd., Class H....................  13,600   15,395
    China Minsheng Banking Corp., Ltd., Class H...................... 234,500  164,026
*   China Modern Dairy Holdings, Ltd.................................  71,000   10,121
#   China Molybdenum Co., Ltd., Class H.............................. 210,000   66,179
    China Oil & Gas Group, Ltd....................................... 260,000   11,260
    China Oilfield Services, Ltd., Class H........................... 100,000  139,228
    China Overseas Grand Oceans Group, Ltd........................... 131,000   67,773
    China Overseas Land & Investment, Ltd............................ 314,000  990,824
    China Overseas Property Holdings, Ltd............................  70,000   42,743
    China Pacific Insurance Group Co., Ltd., Class H.................  58,200  211,166
    China Railway Construction Corp., Ltd., Class H.................. 128,000  140,005
    China Railway Group, Ltd., Class H............................... 144,000   86,791
    China Railway Signal & Communication Corp., Ltd., Class H........  85,000   50,744
    China Resources Beer Holdings Co., Ltd...........................  22,000  112,794
    China Resources Gas Group, Ltd...................................  54,000  325,582
#   China Resources Land, Ltd........................................ 140,000  595,403
    China Resources Medical Holdings Co., Ltd........................  31,500   18,072
    China Resources Pharmaceutical Group, Ltd........................  74,500   68,801
    China Sanjiang Fine Chemicals Co., Ltd...........................  77,000   15,877
    China SCE Group Holdings, Ltd.................................... 189,000   86,602
    China Shineway Pharmaceutical Group, Ltd.........................  23,000   22,133
*   China Silver Group, Ltd..........................................  48,000    5,423
    China South City Holdings, Ltd................................... 242,000   28,050
    China State Construction International Holdings, Ltd............. 138,000  127,092
    China Suntien Green Energy Corp., Ltd., Class H.................. 190,000   55,108
    China Taiping Insurance Holdings Co., Ltd........................ 156,000  350,704
    China Telecom Corp., Ltd., ADR...................................     707   29,970
    China Telecom Corp., Ltd., Class H............................... 244,000  103,800
    China Tian Lun Gas Holdings, Ltd.................................  12,000   11,330
    China Traditional Chinese Medicine Holdings Co., Ltd.............  54,000   24,112
    China Travel International Investment Hong Kong, Ltd.............  60,000    9,472
    China Unicom Hong Kong, Ltd...................................... 180,000  177,210
    China Unicom Hong Kong, Ltd., ADR................................   2,270   22,133
    China Vanke Co., Ltd., Class H...................................  76,900  280,420
    China Vast Industrial Urban Development Co., Ltd.................  25,000    9,695
    China Water Affairs Group, Ltd...................................  30,000   22,927
    China Yuhua Education Corp., Ltd.................................  50,000   28,684
    China ZhengTong Auto Services Holdings, Ltd......................  64,500   19,284
    China Zhongwang Holdings, Ltd.................................... 135,600   56,296
#   Chinasoft International, Ltd..................................... 164,000   70,485
    Chongqing Rural Commercial Bank Co., Ltd., Class H...............  67,000   35,761
    CIFI Holdings Group Co., Ltd..................................... 268,961  179,391
    CIMC Enric Holdings, Ltd.........................................  40,000   21,651
    CITIC Securities Co., Ltd., Class H..............................  44,000   80,727
*   Citychamp Watch & Jewellery Group, Ltd........................... 100,000   21,688
#*  Cogobuy Group....................................................  20,000    3,310
    Comba Telecom Systems Holdings, Ltd..............................  88,000   20,228
    Concord New Energy Group, Ltd.................................... 490,000   24,646
    Consun Pharmaceutical Group, Ltd.................................  51,000   30,528
#   COSCO SHIPPING International Hong Kong Co., Ltd..................  76,000   19,281

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
CHINA -- (Continued)
    COSCO SHIPPING Ports, Ltd........................................ 107,695 $ 84,669
    Cosmo Lady China Holdings Co., Ltd...............................  46,000    6,786
    Country Garden Holdings Co., Ltd................................. 520,000  721,879
    Country Garden Services Holdings Co., Ltd........................  68,977  233,720
    CP Pokphand Co., Ltd............................................. 302,000   24,975
    CPMC Holdings, Ltd...............................................  88,000   35,206
    CRCC High-Tech Equipment Corp., Ltd., Class H....................  26,500    4,218
    CRRC Corp., Ltd., Class H........................................ 101,000   67,552
    CSPC Pharmaceutical Group, Ltd................................... 314,000  804,192
    Dah Chong Hong Holdings, Ltd.....................................  59,975   27,365
    Dawnrays Pharmaceutical Holdings, Ltd............................  65,000   11,522
    Digital China Holdings, Ltd......................................  60,000   31,269
    Dongfang Electric Corp., Ltd., Class H...........................  19,000   10,702
    Dongfeng Motor Group Co., Ltd., Class H.......................... 152,000  152,473
    Dongjiang Environmental Co., Ltd., Class H.......................  11,800    9,845
    Dongyue Group, Ltd...............................................  86,000   40,282
    Dynagreen Environmental Protection Group Co., Ltd., Class H......  13,000    5,220
    EEKA Fashion Holdings, Ltd.......................................  13,000   13,619
    ENN Energy Holdings, Ltd.........................................  31,700  361,651
    Essex Bio-technology, Ltd........................................  27,000   20,779
    Everbright Securities Co., Ltd., Class H.........................  11,400    8,083
#*  Fang Holdings, Ltd., ADR.........................................   7,509   15,093
    Fanhua, Inc., ADR................................................   1,424   35,913
    Fantasia Holdings Group Co., Ltd.................................  73,500   11,126
    Far East Horizon, Ltd............................................ 155,000  146,745
*   First Tractor Co., Ltd., Class H.................................  64,000   13,286
    Fu Shou Yuan International Group, Ltd............................  24,000   21,182
    Fufeng Group, Ltd................................................ 147,000   67,750
#*  Fullshare Holdings, Ltd.......................................... 262,500    6,619
    Future Land Development Holdings, Ltd............................ 108,000  113,812
    Fuyao Glass Industry Group Co., Ltd., Class H....................  26,400   74,596
*   GCL New Energy Holdings, Ltd..................................... 596,000   19,324
#*  GCL-Poly Energy Holdings, Ltd.................................... 899,000   35,988
#*  GDS Holdings, Ltd., ADR..........................................   2,588  107,868
    Geely Automobile Holdings, Ltd................................... 286,000  541,172
    Gemdale Properties & Investment Corp., Ltd....................... 296,000   34,273
    Genertec Universal Medical Group Co., Ltd........................ 110,000   75,148
*   GF Securities Co., Ltd., Class H.................................  36,600   38,118
    Golden Eagle Retail Group, Ltd...................................  29,000   31,962
    Goldpac Group, Ltd...............................................  61,000   14,549
#*  GOME Retail Holdings, Ltd........................................ 467,000   42,215
*   Grand Baoxin Auto Group, Ltd.....................................  79,500   15,945
    Great Wall Motor Co., Ltd., Class H.............................. 146,500  118,702
    Greatview Aseptic Packaging Co., Ltd.............................  77,000   38,804
    Greenland Hong Kong Holdings, Ltd................................  82,000   28,268
    Greentown China Holdings, Ltd....................................  77,000   71,040
    Greentown Service Group Co., Ltd.................................  84,000   95,304
    Guangdong Investment, Ltd........................................  48,000  103,886
    Guangshen Railway Co., Ltd., Class H............................. 140,000   44,773
    Guangzhou Automobile Group Co., Ltd., Class H....................  62,800   62,721
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H..  18,000   56,930
    Guangzhou R&F Properties Co., Ltd., Class H......................  96,400  149,367
    Guorui Properties, Ltd...........................................  73,000   14,038
    Guotai Junan Securities Co., Ltd., Class H.......................  12,800   19,560
*   Haichang Ocean Park Holdings, Ltd................................  63,000    6,912
    Haier Electronics Group Co., Ltd.................................  62,000  177,015
*   Hailiang Education Group, Inc., ADR..............................     321   21,260
    Haitian International Holdings, Ltd..............................  36,000   84,950
    Haitong Securities Co., Ltd., Class H............................  72,400   73,914

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
*   Harbin Electric Co., Ltd., Class H...............................   122,000 $   31,097
#*  HC Group, Inc....................................................    73,000     26,369
    Health and Happiness H&H International Holdings, Ltd.............    19,500     77,203
#*  HengTen Networks Group, Ltd...................................... 1,364,000     19,627
*   Hi Sun Technology China, Ltd.....................................   180,000     31,211
    Hilong Holding, Ltd..............................................    83,000      8,984
    Hisense Home Appliances Group Co., Ltd., Class H.................    14,000     12,936
    HKC Holdings, Ltd................................................    12,000      9,631
*   Honghua Group, Ltd...............................................   432,000     26,653
    Honworld Group, Ltd..............................................    22,500     11,642
    Hopson Development Holdings, Ltd.................................    36,000     34,703
    Hua Hong Semiconductor, Ltd......................................     8,000     16,087
    Huaneng Renewables Corp., Ltd., Class H..........................   472,000    180,198
#   Huatai Securities Co., Ltd., Class H.............................    12,200     18,134
    IMAX China Holding, Inc..........................................    13,100     29,736
    Industrial & Commercial Bank of China, Ltd., Class H............. 1,532,000  1,097,514
    Inspur International, Ltd........................................    38,000     14,921
*   JD.com, Inc., ADR................................................    11,648    362,835
    Jiangsu Expressway Co., Ltd., Class H............................   112,000    148,797
    Jiangxi Copper Co., Ltd., Class H................................    78,000     91,317
    Jiayuan International Group, Ltd.................................    58,000     23,205
    Jingrui Holdings, Ltd............................................    42,000     14,712
#*  JinkoSolar Holding Co., Ltd., ADR................................     1,539     22,223
    JNBY Design, Ltd.................................................    31,500     44,864
    Joy City Property, Ltd...........................................   198,000     21,692
    Ju Teng International Holdings, Ltd..............................    56,000     13,070
*   Jumei International Holding, Ltd., ADR...........................     4,900     10,094
    Kaisa Group Holdings, Ltd........................................   236,000    103,205
#*  Kasen International Holdings, Ltd................................    41,000     25,363
    Kingdee International Software Group Co., Ltd....................    64,000     70,128
#*  Kingsoft Corp., Ltd..............................................    41,000     94,359
#*  KuangChi Science, Ltd............................................    44,000      1,933
    Kunlun Energy Co., Ltd...........................................   212,000    197,316
    KWG Group Holdings, Ltd..........................................   133,500    134,432
    Lee & Man Paper Manufacturing, Ltd...............................    92,000     51,158
    Lee's Pharmaceutical Holdings, Ltd...............................    32,500     17,363
    Legend Holdings Corp., Class H...................................    25,800     56,714
#   Lenovo Group, Ltd................................................   902,000    628,823
#*  Lexinfintech Holdings, Ltd., ADR.................................     1,200     13,608
    Li Ning Co., Ltd.................................................   112,500    381,467
*   Lifestyle China Group, Ltd.......................................    31,500      9,278
#*  Lifetech Scientific Corp.........................................   112,000     18,973
    Livzon Pharmaceutical Group, Inc., Class H.......................     5,980     17,464
    Logan Property Holdings Co., Ltd.................................   154,000    234,539
    Longfor Group Holdings, Ltd......................................    60,500    251,084
    Lonking Holdings, Ltd............................................   146,000     40,469
#   Luye Pharma Group, Ltd...........................................    84,500     62,458
    LVGEM China Real Estate Investment Co., Ltd......................    16,000      5,756
#   Maanshan Iron & Steel Co., Ltd., Class H.........................    38,000     14,373
    Metallurgical Corp. of China, Ltd., Class H......................   150,000     31,755
#   Minmetals Land, Ltd..............................................    64,000      9,044
    Minth Group, Ltd.................................................    64,000    226,379
#*  MMG, Ltd.........................................................   212,000     44,135
    Momo, Inc., Sponsored ADR........................................    11,692    391,916
#   Nan Hai Corp., Ltd...............................................   700,000      9,285
    NetDragon Websoft Holdings, Ltd..................................    15,000     34,327
    NetEase, Inc., ADR...............................................     3,365    961,919
    New China Life Insurance Co., Ltd., Class H......................    33,100    128,467
*   New Oriental Education & Technology Group, Inc., Sponsored ADR...     1,408    171,860

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CHINA -- (Continued)
    Nexteer Automotive Group, Ltd....................................  43,000 $   40,077
    Nine Dragons Paper Holdings, Ltd................................. 126,000    109,300
*   Noah Holdings, Ltd., ADR.........................................   1,135     34,379
    NVC Lighting Holdings, Ltd....................................... 137,000     19,590
    O-Net Technologies Group, Ltd....................................  21,000     11,881
    Orient Securities Co., Ltd., Class H.............................  17,200      9,614
    Overseas Chinese Town Asia Holdings, Ltd.........................  64,000     20,000
#*  Panda Green Energy Group, Ltd.................................... 170,000      4,855
    PAX Global Technology, Ltd.......................................  50,000     21,848
    People's Insurance Co. Group of China, Ltd. (The), Class H....... 111,000     46,750
    Phoenix Media Investment Holdings, Ltd........................... 100,000      7,500
*   Phoenix New Media, Ltd., ADR.....................................   2,748      7,475
    PICC Property & Casualty Co., Ltd., Class H...................... 225,000    284,742
    Ping An Insurance Group Co. of China, Ltd., Class H.............. 152,000  1,754,351
    Poly Culture Group Corp., Ltd., Class H..........................  15,400     11,488
    Poly Property Group Co., Ltd..................................... 118,000     42,622
    Postal Savings Bank of China Co., Ltd., Class H.................. 167,000    107,074
    Pou Sheng International Holdings, Ltd............................ 177,000     66,822
#   Powerlong Real Estate Holdings, Ltd.............................. 119,000     78,870
*   Q Technology Group Co., Ltd......................................  36,000     47,727
    Qingdao Port International Co., Ltd., Class H....................  18,000     10,323
    Qingling Motors Co., Ltd., Class H...............................  42,000     10,173
#   Redco Properties Group Ltd.......................................  44,000     28,398
    Road King Infrastructure, Ltd....................................  17,000     31,100
    Ronshine China Holdings, Ltd.....................................  46,500     51,910
    Sany Heavy Equipment International Holdings Co., Ltd.............  74,000     38,802
*   Secoo Holding, Ltd., ADR.........................................   1,627      9,778
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H.........  36,000     41,329
    Shanghai Electric Group Co., Ltd., Class H....................... 160,000     48,940
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H...........  28,500     80,437
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H..  22,000     15,767
    Shanghai Industrial Holdings, Ltd................................  35,000     65,151
    Shanghai Industrial Urban Development Group, Ltd................. 141,000     17,595
    Shanghai Jin Jiang Capital Co., Ltd., Class H.................... 188,000     28,022
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............  51,200     92,514
    Shanghai Prime Machinery Co., Ltd., Class H......................  82,000      8,258
    Shengjing Bank Co., Ltd., Class H................................  22,000     14,818
    Shenzhen Expressway Co., Ltd., Class H...........................  52,000     69,602
    Shenzhen International Holdings, Ltd.............................  82,055    166,820
    Shenzhen Investment, Ltd......................................... 175,190     68,954
    Shenzhou International Group Holdings, Ltd.......................  22,900    316,447
    Shimao Property Holdings, Ltd....................................  90,000    301,507
    Shui On Land, Ltd................................................ 191,500     38,538
    Sichuan Expressway Co., Ltd., Class H............................  60,000     17,509
    Sihuan Pharmaceutical Holdings Group, Ltd........................ 350,000     45,857
*   SINA Corp........................................................   5,417    214,513
    Sino Biopharmaceutical, Ltd...................................... 274,000    407,956
    Sinofert Holdings, Ltd........................................... 172,000     17,532
    Sino-Ocean Group Holding, Ltd.................................... 177,500     65,258
    Sinopec Engineering Group Co., Ltd., Class H..................... 108,500     61,981
    Sinopec Kantons Holdings, Ltd.................................... 130,000     52,996
*   Sinopec Oilfield Service Corp., Class H.......................... 196,000     20,971
    Sinopec Shanghai Petrochemical Co., Ltd., Class H................ 204,000     56,343
    Sinopharm Group Co., Ltd., Class H...............................  98,400    352,395
    Sinosoft Technology Group, Ltd...................................  52,000     10,726
    Sinotrans, Ltd., Class H......................................... 161,000     47,338
    Sinotruk Hong Kong, Ltd..........................................  56,500     85,375
    Skyfame Realty Holdings, Ltd..................................... 222,000     31,142
    Skyworth Group, Ltd.............................................. 154,000     39,795

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                         SHARES   VALUE>>
                                                                         ------- ----------
CHINA -- (Continued)
    SOHO China, Ltd.....................................................  73,500 $   25,081
*   Sohu.com, Ltd., ADR.................................................     606      6,212
    Springland International Holdings, Ltd..............................  68,000     12,236
    SSY Group, Ltd...................................................... 124,000    103,415
    Sun Art Retail Group, Ltd...........................................  66,000     67,346
    Sunac China Holdings, Ltd........................................... 165,000    748,405
    Sunny Optical Technology Group Co., Ltd.............................  37,500    602,771
    Symphony Holdings, Ltd.............................................. 170,000     20,595
*   TAL Education Group, ADR............................................   1,736     74,318
    TCL Electronics Holdings, Ltd.......................................  69,000     32,702
    Tencent Holdings, Ltd............................................... 159,800  6,481,954
    Texhong Textile Group, Ltd..........................................  16,500     16,670
    Tian An China Investment Co., Ltd...................................  24,000     11,616
*   Tian Ge Interactive Holdings, Ltd...................................  26,000      6,962
    Tian Shan Development Holding, Ltd..................................  48,000     11,819
    Tiangong International Co., Ltd.....................................  24,000      8,570
    Tianjin Capital Environmental Protection Group Co., Ltd., Class H...  38,000     13,701
    Tianjin Development Holdings, Ltd...................................  64,000     18,468
    Tianjin Port Development Holdings, Ltd.............................. 120,000     11,003
    Tianneng Power International, Ltd...................................  68,000     44,419
*   Tibet Water Resources, Ltd..........................................  29,000      4,757
    Tingyi Cayman Islands Holding Corp.................................. 168,000    223,490
    Tong Ren Tang Technologies Co., Ltd., Class H.......................  29,000     28,872
    Tongda Group Holdings, Ltd.......................................... 460,000     37,438
    Towngas China Co., Ltd..............................................  82,391     63,513
    TPV Technology, Ltd................................................. 112,000     54,788
    TravelSky Technology, Ltd., Class H.................................  45,000    102,575
    Trigiant Group, Ltd.................................................  64,000     11,163
    Trip.com Group Ltd..................................................   9,337    308,028
    Tsingtao Brewery Co., Ltd., Class H.................................  14,000     81,130
*   Tuniu Corp., Sponsored ADR..........................................   2,276      6,828
    Uni-President China Holdings, Ltd................................... 102,000    105,359
*   United Energy Group, Ltd............................................ 474,000     95,955
*   Vipshop Holdings, Ltd., ADR.........................................  32,445    374,415
    Want Want China Holdings, Ltd....................................... 306,000    257,777
    Wasion Holdings, Ltd................................................  42,000     20,807
#*  Weibo Corp., Sponsored ADR..........................................   6,704    329,770
    Weichai Power Co., Ltd., Class H.................................... 107,000    168,420
    Wisdom Education International Holdings Co., Ltd....................  20,000      8,574
    Xiabuxiabu Catering Management China Holdings Co., Ltd..............  27,000     36,016
    Xiamen International Port Co., Ltd., Class H........................  84,000     11,777
    Xingda International Holdings, Ltd..................................  46,449     12,945
    Xinhua Winshare Publishing and Media Co., Ltd., Class H.............  20,000     14,203
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H...........  38,556     45,982
    Xinyuan Real Estate Co., Ltd., ADR..................................   2,452      8,974
    Xtep International Holdings, Ltd....................................  69,463     40,331
#*  Xunlei, Ltd., ADR...................................................   6,026     33,022
    Yadea Group Holdings, Ltd...........................................  42,000      9,104
    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., Class H......  13,000     20,426
    Yashili International Holdings, Ltd.................................  88,000      9,564
    YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H............   9,000     55,204
    Yihai International Holding, Ltd....................................  24,000    163,218
*   Yiren Digital, Ltd., ADR............................................   1,000      6,470
    Yuexiu Property Co., Ltd............................................ 430,000     94,713
    Yuexiu Transport Infrastructure, Ltd................................  72,000     66,468
    Yum China Holdings, Inc.............................................   6,655    282,838
    Yuzhou Properties Co., Ltd.......................................... 196,510     83,010
*   YY, Inc., ADR.......................................................   5,139    292,101
    Zhaojin Mining Industry Co., Ltd., Class H..........................  38,000     42,498

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                         SHARES    VALUE>>
                                                                         ------- -----------
CHINA -- (Continued)
    Zhejiang Expressway Co., Ltd., Class H.............................. 130,000 $   106,453
    Zhengzhou Coal Mining Machinery Group Co., Ltd., Class H............  22,600      11,399
    Zhongsheng Group Holdings, Ltd......................................  55,000     182,337
*   Zhuguang Holdings Group Co., Ltd....................................  42,000       5,733
    Zhuzhou CRRC Times Electric Co., Ltd., Class H......................  37,500     139,146
    Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H...  86,600      63,573
*   ZTE Corp., Class H..................................................  28,600      79,791
    ZTO Express Cayman, Inc., ADR.......................................   6,766     148,852
                                                                                 -----------
TOTAL CHINA.............................................................          51,257,434
                                                                                 -----------
COLOMBIA -- (0.3%)
    Almacenes Exito SA..................................................  21,854     115,736
    Banco de Bogota SA..................................................     955      24,587
    Bancolombia SA, Sponsored ADR.......................................   3,099     160,776
    Bancolombia SA......................................................   6,380      77,580
    Grupo Aval Acciones y Valores SA, ADR...............................   5,000      40,750
    Grupo de Inversiones Suramericana SA................................  11,562     116,988
    Interconexion Electrica SA ESP......................................  54,591     314,948
                                                                                 -----------
TOTAL COLOMBIA..........................................................             851,365
                                                                                 -----------
CZECH REPUBLIC -- (0.1%)
    Komercni banka A.S..................................................   4,141     139,953
    Moneta Money Bank A.S...............................................  63,271     210,068
    O2 Czech Republic A.S...............................................   5,693      53,706
                                                                                 -----------
TOTAL CZECH REPUBLIC....................................................             403,727
                                                                                 -----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E., GDR.....................  45,533     224,931
                                                                                 -----------
GREECE -- (0.4%)
    Aegean Airlines SA..................................................   2,273      20,758
*   Alpha Bank AE.......................................................  19,223      41,018
    Athens Water Supply & Sewage Co. SA.................................   3,457      30,628
    AUTOHELLAS SA.......................................................   1,372      10,583
    Bank of Greece......................................................     764      12,016
*   Ellaktor SA.........................................................  12,618      25,902
*   Eurobank Ergasias SA................................................  37,725      38,243
    Fourlis Holdings SA.................................................   3,492      21,039
*   GEK Terna Holding Real Estate Construction SA.......................   9,945      75,390
    Hellenic Exchanges--Athens Stock Exchange SA........................   4,772      23,943
    Hellenic Petroleum SA...............................................   5,363      50,978
    Hellenic Telecommunications Organization SA.........................   6,219      94,320
    Holding Co. ADMIE IPTO SA...........................................  13,574      32,331
    JUMBO SA............................................................   5,852     114,011
*   LAMDA Development SA................................................   3,107      24,735
    Motor Oil Hellas Corinth Refineries SA..............................   5,396     133,455
    OPAP SA.............................................................  11,729     127,557
*   Piraeus Bank SA.....................................................  20,390      71,117
    Piraeus Port Authority SA...........................................     716      18,343
    Sarantis SA.........................................................   4,258      37,639
    Terna Energy SA.....................................................   9,048      73,772
                                                                                 -----------
TOTAL GREECE............................................................           1,077,778
                                                                                 -----------
HUNGARY -- (0.2%)
    Magyar Telekom Telecommunications P.L.C.............................  48,291      71,990
    OTP Bank P.L.C......................................................   6,419     296,024

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
HUNGARY -- (Continued)
    Richter Gedeon Nyrt..............................................  10,852 $201,168
                                                                              --------
TOTAL HUNGARY........................................................          569,182
                                                                              --------
INDIA -- (13.1%)
*   3M India, Ltd....................................................     240   76,187
    Aarti Industries, Ltd............................................   8,178  101,372
*   Aarti Surfactants, Ltd...........................................     409    1,225
    ABB India, Ltd...................................................   1,812   36,995
    Abbott India, Ltd................................................     126   20,799
    ACC, Ltd.........................................................     562   12,456
    Adani Ports & Special Economic Zone, Ltd.........................  55,344  308,478
*   Adani Transmissions, Ltd.........................................  45,718  177,681
*   Aditya Birla Capital, Ltd........................................  50,998   59,040
*   Aditya Birla Fashion and Retail, Ltd.............................  15,991   47,986
    Advanced Enzyme Technologies, Ltd................................   4,178   10,930
    Aegis Logistics, Ltd.............................................  10,056   24,341
    AIA Engineering, Ltd.............................................   2,562   62,029
    Ajanta Pharma, Ltd...............................................   2,822   41,740
    Akzo Nobel India, Ltd............................................   1,637   48,600
    Alembic Pharmaceuticals, Ltd.....................................   4,723   36,614
*   Allahabad Bank................................................... 134,854   50,247
    Allcargo Logistics, Ltd..........................................   7,609   11,134
    Amara Raja Batteries, Ltd........................................   1,820   17,552
*   Andhra Bank......................................................  28,151    6,999
    Apar Industries, Ltd.............................................   1,069    8,016
    APL Apollo Tubes, Ltd............................................   1,339   27,474
    Apollo Hospitals Enterprise, Ltd.................................   7,311  153,201
    Apollo Tyres, Ltd................................................  18,076   48,396
    Ashok Leyland, Ltd............................................... 170,506  184,408
*   Ashoka Buildcon, Ltd.............................................   9,386   13,661
    Asian Paints, Ltd................................................  23,376  595,670
*   Aster DM Healthcare, Ltd.........................................   6,444   12,256
    Astral Polytechnik, Ltd..........................................   2,591   40,730
    Atul, Ltd........................................................   2,076  125,528
    Aurobindo Pharma, Ltd............................................  36,675  242,905
    Automotive Axles, Ltd............................................     818   11,113
    Avanti Feeds, Ltd................................................   1,962   12,515
*   Avenue Supermarts, Ltd...........................................   7,451  209,175
    Axis Bank, Ltd...................................................  15,735  162,092
    Axis Bank, Ltd., GDR.............................................   1,599   82,988
    Bajaj Auto, Ltd..................................................   7,267  331,941
*   Bajaj Consumet Care, Ltd.........................................   9,179   32,508
    Bajaj Electricals, Ltd...........................................   4,414   23,569
    Bajaj Finance, Ltd...............................................   7,009  397,608
    Bajaj Finserv, Ltd...............................................   2,596  297,369
    Bajaj Holdings & Investment, Ltd.................................   1,548   79,576
    Balkrishna Industries, Ltd.......................................   6,491   80,935
    Balmer Lawrie & Co., Ltd.........................................   4,262   11,871
    Balrampur Chini Mills, Ltd.......................................  15,243   34,984
    Bandhan Bank, Ltd................................................   8,890   76,715
*   Bank of Baroda...................................................  60,376   82,670
*   Bank of Maharashtra..............................................  49,518    8,257
    BASF India, Ltd..................................................   2,256   32,041
    Bata India, Ltd..................................................   3,147   80,027
    Bayer CropScience, Ltd...........................................     538   27,524
    BEML, Ltd........................................................   1,351   19,595
    Berger Paints India, Ltd.........................................  23,924  174,780
    Bharat Electronics, Ltd..........................................  84,312  140,281
    Bharat Heavy Electricals, Ltd....................................  78,268   62,432

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Bharat Petroleum Corp., Ltd......................................  44,856 $331,605
    Bharti Airtel, Ltd............................................... 111,670  587,175
    Bharti Infratel, Ltd.............................................  21,260   56,894
    Biocon, Ltd......................................................  28,754   99,347
*   Birlasoft, Ltd...................................................  17,211   16,240
    Blue Dart Express, Ltd...........................................     416   13,959
    Blue Star, Ltd...................................................   2,365   28,083
    Bombay Dyeing & Manufacturing Co., Ltd...........................   4,398    5,048
*   Borosil Glass Works, Ltd.........................................   3,668    9,098
    Bosch, Ltd.......................................................     365   78,481
    Brigade Enterprises, Ltd.........................................   5,228   15,197
    Britannia Industries, Ltd........................................   2,967  136,884
    BSE, Ltd.........................................................   1,554   12,190
    Cadila Healthcare, Ltd...........................................  28,479  100,945
    Can Fin Homes, Ltd...............................................   6,909   38,342
*   Canara Bank......................................................  17,916   51,128
    Capacit'e Infraprojects, Ltd.....................................   4,149   12,390
    Caplin Point Laboratories, Ltd...................................   3,081   18,744
    Carborundum Universal, Ltd.......................................   3,978   17,996
    Care Ratings, Ltd................................................   1,129    8,508
    CCL Products India, Ltd..........................................   6,689   19,501
    Ceat, Ltd........................................................     593    8,482
    Central Depository Services India, Ltd...........................   3,947   12,994
    Century Plyboards India, Ltd.....................................   8,168   18,703
    Cera Sanitaryware, Ltd...........................................     505   19,209
*   CG Power and Industrial Solutions, Ltd...........................  53,021   10,824
    Chambal Fertilizers & Chemicals, Ltd.............................   9,364   22,482
*   Chennai Petroleum Corp., Ltd.....................................  10,031   22,326
    Cholamandalam Investment and Finance Co., Ltd....................  21,023   90,291
    Cipla, Ltd.......................................................  30,163  200,626
    City Union Bank, Ltd.............................................  19,179   57,314
    Cochin Shipyard, Ltd.............................................   6,885   37,912
    Colgate-Palmolive India, Ltd.....................................  11,143  243,177
    Container Corp. Of India, Ltd....................................  22,415  185,639
    Coromandel International, Ltd....................................  11,270   75,645
*   Corp. Bank.......................................................  99,454   22,765
*   Cox & Kings Financial Service, Ltd...............................     991        8
    Cox & Kings, Ltd.................................................   2,973       73
    CRISIL, Ltd......................................................   2,050   42,266
    Cummins India, Ltd...............................................   5,350   40,901
    Cyient, Ltd......................................................   2,102   12,074
    Dabur India, Ltd.................................................  32,823  213,567
    DB Corp., Ltd....................................................   4,160    8,498
    DCB Bank, Ltd....................................................  16,407   41,692
    DCM Shriram, Ltd.................................................   8,501   44,057
*   DEN Networks, Ltd................................................  11,087    7,429
*   Dewan Housing Finance Corp., Ltd.................................   8,090    1,982
    DFM Foods, Ltd...................................................   3,398   11,861
    Dhanuka Agritech, Ltd............................................   1,466    6,300
    Dilip Buildcon, Ltd..............................................   4,776   29,160
    Dish TV India, Ltd...............................................  37,588    6,663
    Dishman Carbogen Amcis, Ltd......................................   8,585   14,504
    Divi's Laboratories, Ltd.........................................   7,509  185,008
    Dixon Technologies India, Ltd....................................     313   13,234
    DLF, Ltd.........................................................  33,071   85,529
    Dr Lal PathLabs, Ltd.............................................   3,200   69,334
    eClerx Services, Ltd.............................................   3,221   20,374
    Edelweiss Financial Services, Ltd................................  37,866   49,198
    Eicher Motors, Ltd...............................................     820  261,040

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    EID Parry India, Ltd.............................................  10,721 $ 26,044
    Emami, Ltd.......................................................  12,745   58,729
    Endurance Technologies, Ltd......................................   2,456   37,870
    Engineers India, Ltd.............................................  15,558   26,442
*   Eris Lifesciences, Ltd...........................................   2,956   18,017
    Escorts, Ltd.....................................................   8,939   82,927
    Essel Propack, Ltd...............................................   4,247    6,722
    Exide Industries, Ltd............................................  28,384   77,001
*   FDC, Ltd.........................................................   6,240   15,820
    Federal Bank, Ltd................................................ 175,884  207,626
    Finolex Cables, Ltd..............................................   6,799   36,974
    Finolex Industries, Ltd..........................................   4,401   37,719
    Firstsource Solutions, Ltd.......................................  25,010   17,289
*   Fortis Healthcare, Ltd...........................................  15,982   33,293
*   Future Enterprises, Ltd..........................................  17,741    6,264
    Future Lifestyle Fashions, Ltd...................................   4,107   23,749
*   Future Retail, Ltd...............................................  11,166   59,895
    Gabriel India, Ltd...............................................   5,802   10,084
    GAIL India, Ltd.................................................. 108,246  210,345
    Garware Technical Fibres, Ltd....................................     665   11,028
    Gateway Distriparks, Ltd.........................................   3,803    5,015
*   Gayatri Projects, Ltd............................................  11,002   20,042
    GE T&D India, Ltd................................................   2,445    7,095
    General Insurance Corp. of India.................................   2,875   12,629
*   GFL, Ltd.........................................................   3,681    4,349
    Gillette India, Ltd..............................................   1,157  131,028
    GlaxoSmithKline Consumer Healthcare, Ltd.........................     430   55,953
    GlaxoSmithKline Pharmaceuticals, Ltd.............................   1,499   35,238
    Glenmark Pharmaceuticals, Ltd....................................  17,332   77,145
    Godrej Consumer Products, Ltd....................................  20,948  218,011
    Godrej Industries, Ltd...........................................   6,910   40,429
*   Godrej Properties, Ltd...........................................   3,360   47,156
    Granules India, Ltd..............................................  13,717   24,145
    Graphite India, Ltd..............................................   4,107   16,508
    Greaves Cotton, Ltd..............................................  11,083   21,782
*   Greenpanel Industries, Ltd.......................................   8,369    3,522
    Greenply Industries, Ltd.........................................   8,369   18,876
    Grindwell Norton, Ltd............................................   2,727   23,403
    Gujarat Alkalies & Chemicals, Ltd................................   2,281   14,981
    Gujarat Ambuja Exports, Ltd......................................   3,281    6,670
*   Gujarat Fluorochemicals, Ltd.....................................   3,681   34,356
    Gujarat Gas, Ltd.................................................  21,613   59,713
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............   3,675   11,285
    Gujarat Pipavav Port, Ltd........................................  19,549   23,773
    Gujarat State Petronet, Ltd......................................  25,211   74,566
    Gulf Oil Lubricants India, Ltd...................................   2,672   33,169
    Hatsun Agro Products, Ltd........................................   3,605   30,749
    Hatsun Agro Products, Ltd........................................      60      378
    Havells India, Ltd...............................................  23,736  230,848
    HCL Technologies, Ltd............................................  31,369  511,376
    HDFC Life Insurance Co., Ltd.....................................  27,494  242,272
    HEG, Ltd.........................................................     875   12,175
*   Hemisphere Properties India, Ltd.................................   3,759    8,840
    Heritage Foods, Ltd..............................................   2,344    9,893
    Hero MotoCorp, Ltd...............................................   5,167  197,178
    Hexaware Technologies, Ltd.......................................  20,266   95,123
    HFCL, Ltd........................................................  66,885   16,714
    Hikal, Ltd.......................................................   5,929    9,993
    Himadri Speciality Chemical, Ltd.................................   9,211    9,793

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Himatsingka Seide, Ltd...........................................   2,577 $    5,591
    Hinduja Global Solutions, Ltd....................................   1,132      9,211
    Hindustan Petroleum Corp., Ltd................................... 102,689    466,323
    Hindustan Unilever, Ltd..........................................  34,398  1,056,802
    Honeywell Automation India, Ltd..................................     172     67,891
*   Housing Development & Infrastructure, Ltd........................  62,791      1,546
    Housing Development Finance Corp., Ltd...........................  28,433    855,374
    ICICI Bank, Ltd., Sponsored ADR..................................  42,965    559,834
    ICICI Lombard General Insurance Co., Ltd.........................   4,347     81,874
    ICICI Prudential Life Insurance Co., Ltd.........................   6,278     45,067
    ICICI Securities, Ltd............................................   7,057     32,123
    ICRA, Ltd........................................................     250      9,151
*   IDFC First Bank, Ltd............................................. 199,240    125,262
    IDFC, Ltd........................................................ 126,216     62,640
*   IFB Industries, Ltd..............................................     864      9,477
*   IFCI, Ltd........................................................  73,561      7,614
    IIFL Finance, Ltd................................................   5,801      9,404
*   IIFL Securities, Ltd.............................................   5,801      2,392
    IIFL Wealth Management, Ltd......................................     829     15,504
    Indiabulls Housing Finance, Ltd..................................  42,557    122,745
*   Indiabulls Integrated Services, Ltd..............................   4,301      3,837
*   Indiabulls Real Estate, Ltd......................................   7,599      5,925
    Indiabulls Ventures, Ltd.........................................   7,739     10,954
*   Indian Bank......................................................  11,372     21,316
    Indian Oil Corp., Ltd............................................  84,581    171,373
*   Indian Overseas Bank.............................................  48,120      7,281
    Indraprastha Gas, Ltd............................................  23,753    131,652
    IndusInd Bank, Ltd...............................................     811     15,002
    Infibeam Avenues, Ltd............................................  32,279     20,768
    Info Edge India, Ltd.............................................   2,804    100,759
    Infosys, Ltd..................................................... 205,125  1,976,481
    Ingersoll-Rand India, Ltd........................................   2,626     24,258
*   Inox Leisure, Ltd................................................   5,506     28,275
*   Intellect Design Arena, Ltd......................................   3,329      8,965
    Ipca Laboratories, Ltd...........................................   4,633     63,951
*   IRB Infrastructure Developers, Ltd...............................  12,120     13,338
    ITD Cementation India, Ltd.......................................   9,348      7,558
    Jagran Prakashan, Ltd............................................  12,267      9,775
    Jain Irrigation Systems, Ltd.....................................  16,352      3,468
*   Jammu & Kashmir Bank, Ltd. (The).................................  23,470     10,964
    Jamna Auto Industries, Ltd.......................................  11,234      7,149
    JB Chemicals & Pharmaceuticals, Ltd..............................   2,554     12,297
    Jindal Saw, Ltd..................................................  18,284     22,870
    JM Financial, Ltd................................................  22,132     24,311
    JMC Projects India, Ltd..........................................   7,685     10,989
    Johnson Controls-Hitachi Air Conditioning India, Ltd.............     685     20,765
    JTEKT India, Ltd.................................................   7,355      9,642
    Jubilant Foodworks, Ltd..........................................   5,049    113,413
*   Just Dial, Ltd...................................................   4,976     41,184
    Kajaria Ceramics, Ltd............................................  10,174     80,293
    Kalpataru Power Transmission, Ltd................................   6,093     36,786
    Karnataka Bank, Ltd. (The).......................................  22,186     24,402
    Karur Vysya Bank, Ltd. (The).....................................  33,249     25,703
    Kaveri Seed Co., Ltd.............................................   1,283      9,499
    KEC International, Ltd...........................................   8,905     33,878
    KEI Industries, Ltd..............................................   6,045     50,241
    KNR Constructions, Ltd...........................................   4,264     14,123
    Kotak Mahindra Bank, Ltd.........................................   9,260    204,438
*   KPIT Engineering, Ltd............................................  17,211     22,195

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    KPR Mill, Ltd....................................................   2,236 $ 20,455
    KRBL, Ltd........................................................   5,074   16,250
    KSB, Ltd.........................................................   1,450   14,273
    LA Opala RG, Ltd.................................................   5,178   12,036
    Lakshmi Machine Works, Ltd.......................................     252   12,716
*   Lakshmi Vilas Bank, Ltd. (The)...................................  14,604    3,163
    Laurus Labs, Ltd.................................................   3,569   18,701
    LIC Housing Finance, Ltd.........................................  39,152  228,844
    Lupin, Ltd.......................................................  22,888  240,118
    LUX Industries, Ltd..............................................     509    8,611
    Magma Fincorp, Ltd...............................................  10,065    7,605
    Mahanagar Gas, Ltd...............................................   5,012   71,986
    Maharashtra Scooters, Ltd........................................     241   15,632
    Mahindra & Mahindra Financial Services, Ltd......................  44,274  221,339
    Mahindra & Mahindra, Ltd.........................................  52,212  445,586
*   Mahindra CIE Automotive, Ltd.....................................   5,090   10,721
    Mahindra Lifespace Developers, Ltd...............................   2,324   13,585
    Mahindra Logistics, Ltd..........................................   1,996   10,767
    Majesco, Ltd.....................................................   1,448    8,726
    Manappuram Finance, Ltd..........................................  52,958  126,749
    Mangalore Refinery & Petrochemicals, Ltd.........................  16,296   12,654
    Marico, Ltd......................................................  68,175  351,749
    Marksans Pharma, Ltd.............................................  28,757    6,087
    Maruti Suzuki India, Ltd.........................................   4,567  486,611
    MAS Financial Services, Ltd......................................   1,285   12,931
    Mastek, Ltd......................................................   1,601    7,738
*   Max Financial Services, Ltd......................................  12,145   69,355
*   Max India, Ltd...................................................  13,084   13,346
    Minda Industries, Ltd............................................   6,758   35,164
    Mindtree, Ltd....................................................   5,371   53,934
    MOIL, Ltd........................................................   8,751   17,122
    Motherson Sumi Systems, Ltd......................................  74,345  129,427
    Motilal Oswal Financial Services, Ltd............................   4,294   40,232
    Mphasis, Ltd.....................................................  17,056  228,077
    MRF, Ltd.........................................................     106   98,155
*   Music Broadcast, Ltd.............................................  12,716    5,404
*   Muthoot Capital Services, Ltd....................................     916    5,817
    Muthoot Finance, Ltd.............................................  12,272  121,761
    Narayana Hrudayalaya, Ltd........................................   3,609   13,718
    Natco Pharma, Ltd................................................  10,632   88,700
    Navneet Education, Ltd...........................................   8,985   13,010
    NBCC India, Ltd..................................................  35,863   19,039
    Nestle India, Ltd................................................   1,359  286,280
    Newgen Software Technologies, Ltd................................   2,514    6,264
    NIIT Technologies, Ltd...........................................     284    6,202
    NIIT, Ltd........................................................  17,210   23,836
    NRB Bearings, Ltd................................................   7,569   11,737
    Oberoi Realty, Ltd...............................................   6,545   46,557
    Omaxe, Ltd.......................................................   3,485    9,002
*   Oracle Financial Services Software, Ltd..........................   3,526  156,509
*   Oriental Bank of Commerce........................................  34,733   26,657
    Page Industries, Ltd.............................................     698  255,019
    PC Jeweller, Ltd.................................................  23,471   10,577
    Persistent Systems, Ltd..........................................   4,777   41,820
    Petronet LNG, Ltd................................................ 130,213  524,700
    Pfizer, Ltd......................................................     723   41,485
    Phillips Carbon Black, Ltd.......................................   4,200    7,435
    Phoenix Mills, Ltd. (The)........................................   3,605   36,519
    PI Industries, Ltd...............................................   6,183  123,963

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    Pidilite Industries, Ltd.........................................   8,672 $171,717
    Piramal Enterprises, Ltd.........................................   4,989  118,252
    PNB Housing Finance, Ltd.........................................   5,849   44,114
    PNC Infratech, Ltd...............................................  10,627   25,276
*   Power Finance Corp., Ltd.........................................  90,211  138,590
    Power Grid Corp. of India, Ltd...................................  82,833  231,752
    Praj Industries, Ltd.............................................   5,287    8,530
    Prestige Estates Projects, Ltd...................................  13,191   56,542
    Procter & Gamble Hygiene & Health Care, Ltd......................     839  144,522
    PTC India, Ltd...................................................  37,148   31,256
*   Punjab National Bank.............................................  52,635   48,361
    PVR, Ltd.........................................................   3,814   95,614
*   Quess Corp., Ltd.................................................   5,090   37,060
    Radico Khaitan, Ltd..............................................   4,274   19,084
    Rain Industries Ltd..............................................   3,832    5,251
    Rajesh Exports, Ltd..............................................  11,184  106,562
    Rallis India, Ltd................................................   7,424   17,573
    Rane Holdings, Ltd...............................................     693    8,590
    Raymond, Ltd.....................................................   3,401   27,737
    RBL Bank, Ltd....................................................  12,889   56,151
    REC, Ltd.........................................................  98,412  193,601
    Redington India, Ltd.............................................  30,687   51,524
    Relaxo Footwears, Ltd............................................   4,826   37,379
    Reliance Capital, Ltd............................................   8,730    2,372
    Reliance Industries, Ltd., GDR...................................  17,454  715,800
    Reliance Industries, Ltd.........................................  45,607  940,501
    Repco Home Finance, Ltd..........................................   3,440   14,045
    Sadbhav Engineering, Ltd.........................................  13,046   25,266
    Sanofi India, Ltd................................................     601   57,058
    SBI Life Insurance Co., Ltd......................................   4,281   59,880
    Schaeffler India, Ltd............................................     802   48,658
    Security & Intelligence Services India, Ltd......................     839   10,782
    Sequent Scientific, Ltd..........................................  11,712   12,545
    Sharda Cropchem, Ltd.............................................   1,695    6,601
*   Sheela Foam, Ltd.................................................   1,238   21,805
    Shilpa Medicare, Ltd.............................................   4,071   16,535
    Shoppers Stop, Ltd...............................................   3,499   18,681
    Shriram City Union Finance, Ltd..................................   1,102   20,531
    Shriram Transport Finance Co., Ltd...............................  21,524  345,428
    Siemens, Ltd.....................................................   4,833  113,656
    Siyaram Silk Mills, Ltd..........................................   1,830    6,386
    SKF India, Ltd...................................................   1,211   37,483
    Sobha, Ltd.......................................................   5,871   35,055
    Somany Ceramics, Ltd.............................................     991    2,609
*   Somany Home Innovation, Ltd......................................   1,816    4,095
    Sonata Software, Ltd.............................................   7,033   30,940
    South Indian Bank, Ltd. (The).................................... 178,611   28,294
    SRF, Ltd.........................................................   2,926  119,498
    Sterlite Technologies, Ltd.......................................   9,782   17,979
    Strides Pharma Science, Ltd......................................   5,475   29,678
    Subros, Ltd......................................................   3,640   13,084
    Sun Pharmaceutical Industries, Ltd...............................  35,249  215,972
    Sun TV Network, Ltd..............................................  15,171  112,692
    Sundaram Finance, Ltd............................................   3,193   72,117
    Sundaram-Clayton, Ltd............................................     140    4,138
    Sundram Fasteners, Ltd...........................................   4,148   28,575
    Sunteck Realty, Ltd..............................................   6,996   40,607
    Suprajit Engineering, Ltd........................................   2,380    6,225
    Supreme Industries, Ltd..........................................   5,593   91,681

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Suven Life Sciences, Ltd.........................................   4,069 $   16,187
*   Suzlon Energy, Ltd............................................... 553,919     20,671
    Symphony, Ltd....................................................   1,436     26,390
*   Syndicate Bank...................................................  66,258     27,759
    Syngene International, Ltd.......................................   8,864     41,411
    TAKE Solutions, Ltd..............................................   4,839      7,661
    Tata Chemicals, Ltd..............................................   5,112     45,349
    Tata Communications, Ltd.........................................   3,759     18,684
    Tata Consultancy Services, Ltd...................................  48,693  1,562,155
    Tata Elxsi, Ltd..................................................   3,748     43,197
    Tata Global Beverages, Ltd.......................................  34,248    152,942
*   Tata Motors, Ltd................................................. 384,732    951,871
    TCI Express, Ltd.................................................     999     10,908
    Tech Mahindra, Ltd...............................................  55,529    578,207
*   Techno Electric & Engineering Co., Ltd...........................   2,244      8,426
    Tejas Networks, Ltd..............................................   2,818      2,949
    Texmaco Rail & Engineering, Ltd..................................  13,083      8,154
    Thermax, Ltd.....................................................   2,073     32,972
    Thomas Cook India, Ltd...........................................   9,735     18,043
    Thyrocare Technologies, Ltd......................................   1,540     12,255
*   TI Financial Holdings, Ltd.......................................   7,241     46,195
    Time Technoplast, Ltd............................................  17,732     15,740
    Timken India, Ltd................................................   1,152     14,454
    Titan Co., Ltd...................................................  23,966    449,835
    Torrent Pharmaceuticals, Ltd.....................................   5,856    146,681
    Transport Corp. of India, Ltd....................................   2,560     10,448
    Trident, Ltd.....................................................  11,175      9,717
    Triveni Engineering & Industries, Ltd............................  10,696      9,787
    TTK Prestige, Ltd................................................     170     14,904
    Tube Investments of India, Ltd...................................   6,223     35,061
    TV Today Network, Ltd............................................   4,144     18,622
*   TV18 Broadcast, Ltd..............................................  77,209     26,638
    TVS Srichakra, Ltd...............................................     357      9,408
*   UCO Bank.........................................................  74,869     14,282
    Uflex, Ltd.......................................................   7,791     22,796
    Unichem Laboratories, Ltd........................................   2,495      6,612
*   Union Bank of India..............................................  52,076     41,976
    United Breweries, Ltd............................................   7,620    137,082
*   United Spirits, Ltd..............................................  30,620    271,001
    UPL, Ltd.........................................................  67,897    572,458
*   VA Tech Wabag, Ltd...............................................   3,517      9,796
    Vaibhav Global, Ltd..............................................   1,061     12,242
    Vardhman Textiles, Ltd...........................................   2,067     26,144
    Varun Beverages, Ltd.............................................   6,452     56,208
    Vesuvius India, Ltd..............................................     776     10,934
    V-Guard Industries, Ltd..........................................   9,469     32,891
    Vinati Organics, Ltd.............................................   1,481     45,289
    Vindhya Telelinks, Ltd...........................................     373      4,762
    VIP Industries, Ltd..............................................   3,363     22,353
*   Vodafone Idea, Ltd............................................... 375,819     20,346
    Voltas, Ltd......................................................   7,685     76,278
    VRL Logistics, Ltd...............................................   4,816     18,093
    WABCO India, Ltd.................................................     321     28,038
    Welspun Corp., Ltd...............................................  16,049     33,389
    Welspun Enterprises, Ltd.........................................   9,097     11,140
    Whirlpool of India, Ltd..........................................   2,453     76,525
    Wipro, Ltd.......................................................  56,608    207,778
*   Wockhardt, Ltd...................................................   1,991      8,130
    Yes Bank, Ltd.................................................... 108,012    106,813

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
INDIA -- (Continued)
    Zee Entertainment Enterprises, Ltd...............................   115,885 $   425,092
    Zensar Technologies, Ltd.........................................     6,946      17,650
                                                                                -----------
TOTAL INDIA..........................................................            35,938,549
                                                                                -----------
INDONESIA -- (2.2%)
    Ace Hardware Indonesia Tbk PT....................................   895,400     107,764
    Adhi Karya Persero Tbk PT........................................   262,700      23,392
*   Agung Podomoro Land Tbk PT....................................... 1,072,900      16,349
*   Alam Sutera Realty Tbk PT........................................ 1,137,000      22,184
    Astra Otoparts Tbk PT............................................   111,600      10,137
*   Asuransi Kresna Mitra Tbk PT.....................................    15,000       1,025
*   Bank Bukopin Tbk.................................................   819,000      15,392
    Bank Central Asia Tbk PT.........................................   342,300     766,179
    Bank Danamon Indonesia Tbk PT....................................    99,600      29,794
    Bank Mandiri Persero Tbk PT......................................   595,900     297,872
    Bank Negara Indonesia Persero Tbk PT.............................   409,000     223,266
*   Bank Pan Indonesia Tbk PT........................................   195,400      18,703
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............   288,100      37,158
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................   276,200      13,579
*   Bank Permata Tbk PT..............................................   512,900      48,759
    Bank Rakyat Indonesia Persero Tbk PT............................. 2,191,300     656,591
    Bank Tabungan Negara Persero Tbk PT..............................   201,500      26,669
    Barito Pacific Tbk PT............................................ 1,757,200     118,921
    Bekasi Fajar Industrial Estate Tbk PT............................   485,500       8,779
    Blue Bird Tbk PT.................................................    49,800       8,124
*   Buana Lintas Lautan Tbk PT....................................... 1,176,500      15,843
*   Bumi Serpong Damai Tbk PT........................................   689,800      69,462
*   Capital Financial Indonesia Tbk PT...............................   368,700      10,191
    Ciputra Development Tbk PT....................................... 1,319,000     104,208
    Elnusa Tbk PT....................................................   509,600      11,396
    Erajaya Swasembada Tbk PT........................................   208,500      26,124
*   Gajah Tunggal Tbk PT.............................................   272,300      12,410
*   Garuda Indonesia Persero Tbk PT..................................   509,400      21,410
*   Global Mediacom Tbk PT........................................... 1,260,500      33,580
*   Hanson International Tbk PT...................................... 8,134,100      52,148
    Indofood CBP Sukses Makmur Tbk PT................................   158,900     131,558
    Indofood Sukses Makmur Tbk PT....................................   414,200     226,983
*   Indosat Tbk PT...................................................   174,100      41,162
    Industri dan Perdagangan Bintraco Dharma Tbk PT..................   536,000       8,623
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT.....................   554,000      48,513
*   Inti Agri Resources Tbk PT.......................................   550,900       1,963
    Intiland Development Tbk PT......................................   411,700       9,385
    Jasa Marga Persero Tbk PT........................................   349,800     135,732
    Jaya Real Property Tbk PT........................................   380,800      18,039
    Kalbe Farma Tbk PT............................................... 1,453,700     165,080
    KMI Wire & Cable Tbk PT..........................................   229,100       9,303
*   Krakatau Steel Persero Tbk PT....................................   505,200      12,447
*   Kresna Graha Investama Tbk PT.................................... 1,080,100      38,469
    Link Net Tbk PT..................................................   207,000      64,867
*   Lippo Cikarang Tbk PT............................................   369,600      34,215
*   Lippo Karawaci Tbk PT............................................ 4,118,500      69,227
    Matahari Department Store Tbk PT.................................   263,400      68,279
    Mayora Indah Tbk PT..............................................   472,400      71,944
    Media Nusantara Citra Tbk PT..................................... 1,265,100     118,458
    Metrodata Electronics Tbk PT.....................................   291,800      33,679
    Mitra Adiperkasa Tbk PT.......................................... 1,016,100      72,377
    Mitra Keluarga Karyasehat Tbk PT.................................   218,200      40,398
    Mitra Pinasthika Mustika Tbk PT..................................   193,500       9,508
*   MNC Land Tbk PT.................................................. 2,082,200      20,169

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDONESIA -- (Continued)
*   Modernland Realty Tbk PT......................................... 1,122,000 $   18,060
*   Multistrada Arah Sarana Tbk PT...................................    60,000      2,264
    Nippon Indosari Corpindo Tbk PT..................................   140,600     13,314
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................   123,400     92,889
    Pakuwon Jati Tbk PT..............................................   238,600     10,618
    Pan Brothers Tbk PT..............................................   209,300     11,112
*   Panin Financial Tbk PT........................................... 2,781,700     57,476
*   Paninvest Tbk PT.................................................   164,000     13,892
*   Pelayaran Tamarin Samudra Tbk PT.................................   334,000     11,521
*   Pool Advista Indonesia Tbk PT....................................    64,100      8,173
    PP Persero Tbk PT................................................   343,900     43,498
    PP Properti Tbk PT............................................... 1,198,600      8,451
    Puradelta Lestari Tbk PT.........................................   561,900     12,085
    Ramayana Lestari Sentosa Tbk PT..................................   245,900     20,494
*   Rimo International Lestari Tbk PT................................ 3,949,000     35,443
    Sarana Menara Nusantara Tbk PT................................... 2,936,800    137,889
*   Sariguna Primatirta Tbk PT.......................................   464,300     18,030
    Selamat Sempurna Tbk PT..........................................   271,800     28,554
*   Sentul City Tbk PT............................................... 3,623,000     30,180
*   Siloam International Hospitals Tbk PT............................    55,500     28,464
*   Sitara Propertindo Tbk PT........................................   344,900     17,813
*   Smartfren Telecom Tbk PT......................................... 3,180,600     33,731
    Sri Rejeki Isman Tbk PT..........................................   899,900     18,205
    Sumber Alfaria Trijaya Tbk PT....................................   377,400     24,061
    Summarecon Agung Tbk PT..........................................   876,900     70,571
    Surya Citra Media Tbk PT......................................... 1,397,500    121,409
*   Surya Esa Perkasa Tbk PT.........................................   995,400     21,695
    Surya Semesta Internusa Tbk PT...................................   471,700     25,877
    Telekomunikasi Indonesia Persero Tbk PT..........................    73,900     21,566
#   Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...........     7,998    230,982
*   Totalindo Eka Persada Tbk PT.....................................   365,200     15,208
    Tower Bersama Infrastructure Tbk PT..............................   103,800     46,765
*   Trada Alam Minera Tbk PT......................................... 1,606,700     12,354
    Ultrajaya Milk Industry & Trading Co. Tbk PT.....................   513,200     55,589
    Unilever Indonesia Tbk PT........................................    63,000    196,162
*   Visi Media Asia Tbk PT........................................... 1,554,900      8,952
    Waskita Beton Precast Tbk PT..................................... 1,422,600     33,629
    Waskita Karya Persero Tbk PT.....................................   521,200     57,715
    Wijaya Karya Beton Tbk PT........................................   410,900     13,696
    Wijaya Karya Persero Tbk PT......................................   278,000     39,207
*   XL Axiata Tbk PT.................................................   471,500    118,949
                                                                                ----------
TOTAL INDONESIA......................................................            6,044,330
                                                                                ----------
MALAYSIA -- (2.6%)
    Duopharma Biotech Bhd............................................    43,800     14,039
    Aeon Co. M Bhd...................................................    98,600     39,119
    AEON Credit Service M Bhd........................................    11,700     42,832
    AFFIN Bank Bhd...................................................    12,300      5,707
#   Alliance Bank Malaysia Bhd.......................................   113,600     78,179
    Allianz Malaysia Bhd.............................................     6,700     22,133
    AMMB Holdings Bhd................................................   192,600    183,714
    Astro Malaysia Holdings Bhd......................................   163,600     52,870
#*  Berjaya Corp. Bhd................................................   431,500     24,757
*   Berjaya Land Bhd.................................................   294,800     14,082
    Berjaya Sports Toto Bhd..........................................    79,400     50,325
*   Bermaz Auto Bhd..................................................   108,900     59,381
    BIMB Holdings Bhd................................................    21,100     21,454
    Boustead Holdings Bhd............................................    16,900      4,040
*   Bumi Armada Bhd..................................................    48,000      5,157

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
MALAYSIA -- (Continued)
    Carlsberg Brewery Malaysia Bhd, Class B..........................  16,100 $106,866
    CIMB Group Holdings Bhd.......................................... 208,620  261,822
    Cypark Resources Bhd.............................................  50,300   16,830
    D&O Green Technologies Bhd.......................................  60,200   10,778
    Datasonic Group Bhd.............................................. 206,900   56,315
*   Dayang Enterprise Holdings Bhd...................................  78,200   36,386
    Dialog Group Bhd................................................. 202,000  168,083
    DiGi.Com Bhd.....................................................  80,500   90,406
    DRB-Hicom Bhd....................................................  84,300   50,952
    Dutch Lady Milk Industries Bhd...................................   1,300   18,082
    Eastern & Oriental Bhd...........................................  76,568   11,902
*   Eco World Development Group Bhd.................................. 145,500   22,610
#*  Eco World International Bhd...................................... 141,700   25,071
#   Ekovest BHD......................................................  89,000   16,242
    Fraser & Neave Holdings Bhd......................................   9,100   75,255
    Frontken Corp. Bhd............................................... 103,600   47,199
#   Gabungan AQRS Bhd................................................  59,500   18,323
    Gadang Holdings Bhd..............................................  60,900    9,975
    Gamuda Bhd....................................................... 192,900  172,490
    Gas Malaysia Bhd.................................................  24,500   16,407
    Genting Bhd...................................................... 187,200  260,042
    Genting Malaysia Bhd............................................. 144,300  110,676
    George Kent Malaysia Bhd......................................... 106,500   26,191
    Globetronics Technology Bhd......................................  46,700   23,096
    Guan Chong Bhd...................................................  51,000   59,676
    Hai-O Enterprise Bhd.............................................  19,100   10,687
    HAP Seng Consolidated Bhd........................................   8,900   21,254
    Hartalega Holdings Bhd...........................................  95,200  119,762
    Heineken Malaysia Bhd............................................  18,300  111,787
#*  Hengyuan Refining Co. Bhd........................................  31,700   32,450
    Hong Leong Bank Bhd..............................................  18,800   77,410
    Hong Leong Financial Group Bhd...................................  15,600   65,014
    Hup Seng Industries Bhd..........................................  52,600   11,517
    IHH Healthcare Bhd...............................................  32,900   44,839
    IJM Corp. Bhd.................................................... 248,300  127,662
    Inari Amertron Bhd............................................... 268,050  126,004
    IOI Properties Group Bhd......................................... 172,200   42,803
*   Iskandar Waterfront City Bhd..................................... 156,400   32,294
#*  JAKS Resources Bhd...............................................  51,100   12,934
    JHM Consolidation Bhd............................................  67,500   21,420
    Kerjaya Prospek Group Bhd........................................  75,600   24,032
*   KNM Group Bhd.................................................... 218,100   23,669
    Kossan Rubber Industries.........................................  84,100   83,467
    KPJ Healthcare Bhd............................................... 194,900   42,886
*   KSL Holdings Bhd.................................................  92,400   17,022
    LBS Bina Group Bhd...............................................  91,000   10,769
    Lii Hen Industries Bhd...........................................  23,500   17,183
    Lingkaran Trans Kota Holdings Bhd................................  21,900   24,169
    LPI Capital Bhd..................................................  10,900   39,850
    Magni-Tech Industries Bhd........................................  26,666   16,205
    Magnum Bhd.......................................................  74,500   49,884
    Mah Sing Group Bhd...............................................  56,900   10,343
    Malayan Banking Bhd..............................................  67,592  138,998
    Malaysia Airports Holdings Bhd...................................  73,400  138,924
#   Malaysia Building Society Bhd.................................... 141,102   29,524
    Malaysian Pacific Industries Bhd.................................  13,500   34,572
    Malaysian Resources Corp. Bhd.................................... 257,200   45,470
    Matrix Concepts Holdings Bhd.....................................  23,700   10,715
    Maxis Bhd........................................................  64,400   82,924

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MALAYSIA -- (Continued)
    MBM Resources BHD................................................    18,900 $   18,562
*   Media Prima Bhd..................................................    94,500      8,241
    MMC Corp. Bhd....................................................   126,000     30,394
    Muhibbah Engineering M Bhd.......................................    16,000      9,134
    My EG Services Bhd...............................................   282,200     76,831
    Nestle Malaysia Bhd..............................................     3,600    124,589
    OSK Holdings Bhd.................................................    99,000     22,608
    Padini Holdings Bhd..............................................    50,100     44,000
    Paramount Corp. Bhd..............................................    28,900      8,707
    Petron Malaysia Refining & Marketing Bhd.........................     9,700     11,735
    Petronas Chemicals Group Bhd.....................................    56,400    100,765
    Petronas Dagangan Bhd............................................    26,700    150,460
    Pos Malaysia Bhd.................................................    59,400     21,841
    PPB Group Bhd....................................................    22,200     96,039
    Press Metal Aluminium Holdings Bhd...............................    48,700     55,410
    Public Bank Bhd..................................................   149,600    726,062
    RHB Bank Bhd.....................................................    56,200     77,309
    Sapura Energy Bhd................................................ 1,358,400     86,009
    Scientex Bhd.....................................................    50,100    110,378
    Serba Dinamik Holdings Bhd.......................................   157,500    157,046
    Sime Darby Bhd...................................................   279,800    151,711
#   Sime Darby Property Bhd..........................................   255,800     44,354
    SKP Resources Bhd................................................    94,800     28,332
    SP Setia Bhd Group...............................................   189,764     54,889
    Sunway Construction Group Bhd....................................    31,100     14,485
    Supermax Corp. Bhd...............................................   182,500     64,080
    Syarikat Takaful Malaysia Keluarga Bhd...........................    39,200     58,979
    Taliworks Corp. Bhd..............................................    82,900     18,038
    Telekom Malaysia Bhd.............................................   127,300    114,397
    TIME dotCom Bhd..................................................     6,000     13,092
    Top Glove Corp. Bhd..............................................   214,800    223,471
#   Uchi Technologies Bhd............................................    21,100     13,929
    UEM Edgenta Bhd..................................................    30,000     22,900
*   UEM Sunrise Bhd..................................................   197,400     32,309
    UMW Holdings Bhd.................................................    25,100     26,595
#   UOA Development Bhd..............................................    90,500     43,275
*   Velesto Energy Bhd...............................................   705,900     59,869
    ViTrox Corp. Bhd.................................................    25,800     47,698
*   Vizione Holdings Bhd.............................................    85,200     17,297
    VS Industry Bhd..................................................   181,675     60,736
*   WCT Holdings Bhd.................................................   151,572     32,450
    Westports Holdings Bhd...........................................    61,700     63,119
    Yinson Holdings Bhd..............................................    15,000     24,774
*   YNH Property Bhd.................................................    46,800     28,874
                                                                                ----------
TOTAL MALAYSIA.......................................................            7,223,680
                                                                                ----------
MEXICO -- (2.9%)
    Alfa S.A.B. de C.V., Class A.....................................   399,322    347,498
    Alpek S.A.B. de C.V..............................................    65,448     70,733
#*  Alsea S.A.B. de C.V..............................................    48,300    128,556
    America Movil S.A.B. de C.V......................................   627,527    496,828
#   America Movil S.A.B. de C.V., Sponsored ADR, Class L.............    29,452    465,636
    Arca Continental S.A.B. de C.V...................................    23,201    129,679
*   Axtel S.A.B. de C.V..............................................   216,410     32,512
#   Banco del Bajio SA...............................................    77,584    125,351
#   Becle S.A.B. de C.V..............................................    47,500     81,807
    Bolsa Mexicana de Valores S.A.B. de C.V..........................    27,691     60,617
#   Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................     2,436    133,931
    Consorcio ARA S.A.B. de C.V......................................   213,971     40,155

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
MEXICO -- (Continued)
    Credito Real S.A.B. de C.V. SOFOM ER.............................  16,839 $   20,851
    El Puerto de Liverpool S.A.B. de C.V.............................  12,274     62,536
    Fomento Economico Mexicano S.A.B. de C.V.........................  25,300    224,887
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........   1,140    101,483
#*  Genomma Lab Internacional S.A.B. de C.V., Class B................ 122,080    129,147
    Gentera S.A.B. de C.V............................................  73,417     72,514
    Gruma S.A.B. de C.V., Class B....................................  24,426    255,593
*   Grupo Aeromexico S.A.B. de C.V...................................  23,454     18,179
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V...............  39,234    272,261
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........  39,575    414,811
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR..............   1,625    266,094
    Grupo Bimbo S.A.B. de C.V., Class A..............................  94,500    176,360
#   Grupo Carso S.A.B. de C.V........................................   9,800     32,707
    Grupo Comercial Chedraui S.A. de C.V.............................  55,464     77,646
#   Grupo Elektra S.A.B. de C.V......................................   1,184     86,016
    Grupo Financiero Banorte S.A.B. de C.V........................... 100,676    550,469
    Grupo Financiero Inbursa S.A.B. de C.V........................... 114,165    142,020
#*  Grupo GICSA SAB de CV............................................  33,334      8,716
    Grupo Herdez S.A.B. de C.V.......................................  12,430     25,323
*   Grupo Hotelero Santa Fe S.A.B. de C.V............................  20,895      5,942
    Grupo Industrial Saltillo S.A.B. de C.V..........................   9,024     11,249
#   Grupo Lala S.A.B. de C.V.........................................  43,493     42,800
#   Grupo Televisa S.A.B............................................. 145,290    321,071
*   Grupo Traxion S.A.B. de C.V......................................  41,850     29,914
*   Impulsora del Desarrollo y el Empleo en America Latina S.A.B. de
      C.V............................................................  11,314     12,710
*   Industrias CH S.A.B. de C.V., Class B............................  11,751     50,678
    Industrias Penoles S.A.B. de C.V.................................  18,135    215,982
*   Infraestructura Energetica Nova S.A.B. de C.V....................  21,164     93,517
#*  La Comer S.A.B. de C.V...........................................  69,921     94,541
    Megacable Holdings S.A.B. de C.V.................................  96,501    396,158
*   Minera Frisco S.A.B. de C.V......................................  10,018      2,151
*   Minera Frisco S.A.B. de C.V., Class A1...........................  17,000      3,597
#   Orbia Advance Corp. S.A.B. de C.V................................ 264,394    572,317
#   Organizacion Soriana S.A.B. de C.V., Class B.....................  24,341     31,330
    Promotora y Operadora de Infraestructura S.A.B. de C.V...........  18,360    169,727
    Promotora y Operadora de Infraestructura S.A.B. de C.V., Class L.   3,652     23,541
    Qualitas Controladora S.A.B. de C.V..............................  30,698    132,756
#   Regional S.A.B. de C.V...........................................   7,562     40,262
*   Telesites S.A.B. de C.V.......................................... 102,216     66,368
    TV Azteca S.A.B. de C.V..........................................  74,500      3,214
    Unifin Financiera S.A.B. de C.V..................................  13,744     23,363
    Wal-Mart de Mexico S.A.B. de C.V................................. 222,800    667,711
                                                                              ----------
TOTAL MEXICO.........................................................          8,061,815
                                                                              ----------
NETHERLANDS -- (0.1%)
*   Prosus N.V.......................................................   2,229    153,710
                                                                              ----------
PERU -- (0.2%)
    Credicorp, Ltd...................................................   1,913    409,459
    Grana y Montero SAA, Sponsored ADR...............................   3,000      7,380
                                                                              ----------
TOTAL PERU...........................................................            416,839
                                                                              ----------
PHILIPPINES -- (1.2%)
    8990 Holdings, Inc...............................................  75,400     22,285
    Aboitiz Equity Ventures, Inc.....................................  50,560     55,653
    Alliance Global Group, Inc....................................... 461,100    104,195
*   Altus San Nicolas Corp...........................................   4,003        409
    Ayala Corp.......................................................   2,970     50,286

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
PHILIPPINES -- (Continued)
    Bank of the Philippine Islands...................................    23,630 $   45,145
    BDO Unibank, Inc.................................................    17,950     54,757
    China Banking Corp...............................................    40,900     20,312
    Cosco Capital, Inc...............................................   269,100     36,601
    D&L Industries, Inc..............................................   432,300     72,662
*   DoubleDragon Properties Corp.....................................    88,200     35,177
*   East West Banking Corp...........................................    89,900     22,280
*   Emperador, Inc...................................................   166,100     22,912
    Filinvest Development Corp.......................................    39,100     10,187
    Filinvest Land, Inc.............................................. 1,336,000     42,091
    First Philippine Holdings Corp...................................    15,510     24,115
    Globe Telecom, Inc...............................................     2,100     75,484
    GT Capital Holdings, Inc.........................................     8,520    149,971
    Integrated Micro-Electronics, Inc................................    60,500      9,428
    International Container Terminal Services, Inc...................   122,180    285,629
    JG Summit Holdings, Inc..........................................    68,870    103,369
    Jollibee Foods Corp..............................................    26,910    122,961
    Lopez Holdings Corp..............................................   119,000     10,114
    LT Group, Inc....................................................   175,100     46,030
    MacroAsia Corp...................................................    23,000      9,334
    Manila Electric Co...............................................    10,430     69,561
    Manila Water Co., Inc............................................   131,100     51,259
    Max's Group, Inc.................................................    52,200     13,615
*   Megawide Construction Corp.......................................   126,100     43,956
    Megaworld Corp................................................... 1,152,900    109,663
    Metropolitan Bank & Trust Co.....................................    81,009    107,840
    Nickel Asia Corp.................................................   608,000     48,002
    Petron Corp......................................................   482,100     47,581
*   Philippine National Bank.........................................    63,540     56,204
    Philippine Seven Corp............................................    11,040     32,418
    Pilipinas Shell Petroleum Corp...................................    78,600     52,654
    PLDT, Inc., Sponsored ADR........................................     7,465    155,795
    PLDT, Inc........................................................     3,970     85,432
    Premium Leisure Corp.............................................   695,000      9,170
    Puregold Price Club, Inc.........................................   139,900    112,528
*   PXP Energy Corp..................................................    62,700     15,838
    Rizal Commercial Banking Corp....................................    34,700     17,565
    Robinsons Land Corp..............................................   207,900    104,195
    Robinsons Retail Holdings, Inc...................................    52,070     77,850
    San Miguel Corp..................................................    48,280    158,918
    Security Bank Corp...............................................    11,400     44,729
    Shakey's Pizza Asia Ventures, Inc................................    41,300      9,351
    SM Investments Corp..............................................     6,360    128,933
    SSI Group, Inc...................................................   217,000     11,030
    Universal Robina Corp............................................    29,150     86,599
    Vista Land & Lifescapes, Inc.....................................   459,900     69,685
    Vistamalls, Inc..................................................    23,100      2,541
    Wilcon Depot, Inc................................................   177,000     57,543
                                                                                ----------
TOTAL PHILIPPINES....................................................            3,211,842
                                                                                ----------
POLAND -- (1.0%)
*   Alior Bank SA....................................................     9,508     67,174
    Amica SA.........................................................       355     10,854
*   AmRest Holdings SE...............................................     6,642     82,240
    Asseco Poland SA.................................................    10,804    145,275
    Bank Handlowy w Warszawie SA.....................................       991     13,232
*   Bank Millennium SA...............................................    13,119     21,119
*   Bank Ochrony Srodowiska SA.......................................     5,571     10,182
    Bank Polska Kasa Opieki SA.......................................     3,224     91,048

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
POLAND -- (Continued)
*   Boryszew SA......................................................   7,832 $    8,820
    Budimex SA.......................................................   1,081     37,333
    CCC SA...........................................................   2,356     68,830
    CD Projekt SA....................................................   2,538    167,543
*   Ciech SA.........................................................   4,953     42,055
    ComArch SA.......................................................     222     10,208
    Cyfrowy Polsat SA................................................  20,861    151,314
    Develia SA.......................................................  27,380     17,554
*   Dino Polska SA...................................................   4,556    177,547
    Echo Investment SA...............................................  12,998     14,968
    Famur SA.........................................................  34,682     32,864
*   Getin Noble Bank SA..............................................  40,705      3,185
    Globe Trade Centre SA............................................   8,928     22,097
    Grupa Lotos SA...................................................   9,990    249,481
    ING Bank Slaski SA...............................................     531     26,959
    Inter Cars SA....................................................     561     28,549
    Kernel Holding SA................................................   3,672     40,820
*   KGHM Polska Miedz SA.............................................  13,929    305,374
    LPP SA...........................................................     123    262,748
*   mBank SA.........................................................     887     88,683
    Neuca SA.........................................................     261     24,621
*   Orange Polska SA.................................................  28,229     46,254
    PKP Cargo SA.....................................................   1,796     11,289
    Powszechna Kasa Oszczednosci Bank Polski SA......................  17,111    170,851
    Powszechny Zaklad Ubezpieczen SA.................................  25,406    245,856
    Santander Bank Polska SA.........................................     446     36,587
    Stalprodukt SA...................................................     127      7,586
    VRG SA...........................................................  10,526     11,166
    Warsaw Stock Exchange............................................     910      9,205
                                                                              ----------
TOTAL POLAND.........................................................          2,761,471
                                                                              ----------
RUSSIA -- (0.6%)
    Etalon Group P.L.C., GDR.........................................   7,226     12,862
    Globaltrans Investment P.L.C., GDR...............................   4,519     38,638
*   Mail.Ru Group, Ltd., GDR.........................................   3,714     78,885
    Mobile TeleSystems PJSC, Sponsored ADR...........................  14,698    131,547
    PhosAgro PJSC, GDR...............................................   2,605     32,808
    PhosAgro PJSC, GDR...............................................   2,509     31,563
    Polyus PJSC, GDR.................................................     941     55,518
    Ros Agro P.L.C., GDR.............................................   1,594     17,024
    Rostelecom PJSC, Sponsored ADR...................................   6,602     48,624
    Sberbank of Russia PJSC, Sponsored ADR...........................  47,251    695,832
    TMK PJSC, GDR....................................................   9,084     29,341
    VTB Bank PJSC, GDR...............................................  49,518     65,810
    X5 Retail Group NV, GDR..........................................   8,751    292,809
                                                                              ----------
TOTAL RUSSIA.........................................................          1,531,261
                                                                              ----------
SOUTH AFRICA -- (4.8%)
    Adcorp Holdings, Ltd.............................................   8,686      7,868
    Advtech, Ltd.....................................................  29,970     22,253
    AECI, Ltd........................................................  18,129    117,087
    Alexander Forbes Group Holdings, Ltd............................. 130,375     44,649
    Allied Electronics Corp., Ltd., Class A..........................  19,192     32,191
    Alviva Holdings, Ltd.............................................  10,377      9,960
    Anglo American Platinum, Ltd.....................................   1,573    117,486
    AngloGold Ashanti, Ltd...........................................  23,308    515,533
    AngloGold Ashanti, Ltd., Sponsored ADR...........................   3,612     79,753
*   Ascendis Health, Ltd.............................................  34,091      8,487

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH AFRICA -- (Continued)
*   Aspen Pharmacare Holdings, Ltd...................................  14,791 $  103,254
    Barloworld, Ltd..................................................  28,941    230,514
    Bid Corp., Ltd...................................................  25,210    588,129
    Bidvest Group, Ltd. (The)........................................  42,103    574,741
*   Blue Label Telecoms, Ltd.........................................  99,540     18,212
*   Brait SE.........................................................  38,397     43,452
    Capitec Bank Holdings, Ltd.......................................   1,720    156,348
    Cashbuild, Ltd...................................................   2,143     31,208
    Clicks Group, Ltd................................................  29,467    479,012
    Coronation Fund Managers, Ltd....................................  24,579     69,186
    DataTec, Ltd.....................................................  47,496    113,373
    Dis-Chem Pharmacies, Ltd.........................................  46,479     73,578
    Discovery, Ltd...................................................  18,226    145,089
    Distell Group Holdings, Ltd......................................   8,834     78,198
*   EOH Holdings, Ltd................................................  25,584     26,453
    Famous Brands, Ltd...............................................   3,236     16,893
    FirstRand, Ltd................................................... 100,175    433,055
    Foschini Group, Ltd. (The).......................................  16,634    191,837
    Gold Fields, Ltd.................................................   6,214     38,591
    Gold Fields, Ltd., Sponsored ADR................................. 124,834    771,474
*   Grindrod Shipping Holdings, Ltd..................................     466      3,045
*   Harmony Gold Mining Co., Ltd.....................................  15,458     53,741
#*  Harmony Gold Mining Co., Ltd., Sponsored ADR.....................  14,515     50,512
    Hudaco Industries, Ltd...........................................   4,898     35,374
*   Impala Platinum Holdings, Ltd....................................  34,192    235,411
    Imperial Logistics, Ltd..........................................  20,200     75,805
    Investec, Ltd....................................................  17,690    100,517
    Invicta Holdings, Ltd............................................   5,036      6,827
    Italtile, Ltd....................................................  33,808     31,331
    KAP Industrial Holdings, Ltd..................................... 172,414     53,045
    Kumba Iron Ore, Ltd..............................................   8,969    218,539
    Lewis Group, Ltd.................................................   4,057      7,533
    Liberty Holdings, Ltd............................................  23,904    184,095
*   Long4Life, Ltd...................................................  36,998     10,308
    Massmart Holdings, Ltd...........................................  12,426     35,250
    MiX Telematics, Ltd., Sponsored ADR..............................   2,282     28,730
    Momentum Metropolitan Holdings...................................  96,339    128,658
    Motus Holdings Ltd...............................................  21,882    103,665
    Mpact, Ltd.......................................................   6,530      6,702
    Mr. Price Group, Ltd.............................................  15,486    163,746
#   MTN Group, Ltd...................................................  97,085    600,916
*   MultiChoice Group, Ltd...........................................  49,076    408,726
*   Nampak, Ltd......................................................  98,957     52,656
    Naspers, Ltd., Class N...........................................   8,025  1,135,606
    Nedbank Group, Ltd...............................................  19,310    292,938
    NEPI Rockcastle P.L.C............................................   7,962     69,335
*   Northam Platinum, Ltd............................................  24,451    165,108
#   Omnia Holdings, Ltd..............................................  28,220     48,372
    Peregrine Holdings, Ltd..........................................  24,535     30,244
    Pick n Pay Stores, Ltd...........................................  37,214    162,575
    PSG Group, Ltd...................................................   9,543    149,225
    PSG Konsult, Ltd.................................................  13,836      8,146
    Raubex Group, Ltd................................................  26,464     34,166
    RCL Foods, Ltd...................................................  12,144      7,586
    Reunert, Ltd.....................................................  24,540    116,047
*   Royal Bafokeng Platinum, Ltd.....................................   4,738     13,767
    Sanlam, Ltd...................................................... 133,670    703,484
    Santam, Ltd......................................................   3,303     61,737
    Sappi, Ltd.......................................................  33,626     86,350

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH AFRICA -- (Continued)
    Shoprite Holdings, Ltd...........................................  18,470 $   165,500
*   Sibanye Gold, Ltd................................................ 132,373     255,572
    SPAR Group, Ltd. (The)...........................................  34,571     465,126
    Standard Bank Group, Ltd.........................................  40,011     459,336
*   Super Group, Ltd.................................................  40,020      74,790
    Transaction Capital, Ltd.........................................  46,452      67,760
*   Trencor, Ltd.....................................................  20,319      40,433
    Truworths International, Ltd.....................................  58,845     208,563
    Vodacom Group, Ltd...............................................  20,464     178,780
    Wilson Bayly Holmes-Ovcon, Ltd...................................   6,600      61,727
    Woolworths Holdings, Ltd.........................................  81,774     310,899
                                                                              -----------
TOTAL SOUTH AFRICA...................................................          13,106,168
                                                                              -----------
SOUTH KOREA -- (17.0%)
*   Able C&C Co., Ltd................................................   1,620      16,523
    ADTechnology Co., Ltd............................................   1,515      19,815
    Advanced Process Systems Corp....................................   2,076      48,012
    Aekyung Petrochemical Co., Ltd...................................   1,438       9,384
    AfreecaTV Co., Ltd...............................................   1,007      63,846
*   Agabang&Company..................................................   3,403      10,700
    Ahnlab, Inc......................................................     316      16,698
*   AJ Rent A Car Co., Ltd...........................................   1,064      10,091
*   Ajin Industrial Co., Ltd.........................................   8,720      20,660
    AK Holdings, Inc.................................................     798      21,422
    Amorepacific Corp................................................   1,695     278,850
    AMOREPACIFIC Group...............................................   1,404     101,752
*   Amotech Co., Ltd.................................................     615      12,455
*   Ananti, Inc......................................................     879       8,589
*   Aprogen pharmaceuticals, Inc.....................................  18,294      17,605
    BGF Co., Ltd.....................................................   3,695      18,237
    BGF retail Co., Ltd..............................................   1,015     155,455
*   BH Co., Ltd......................................................   2,135      41,737
*   Binex Co., Ltd...................................................   2,460      18,533
    Binggrae Co., Ltd................................................     314      14,844
    BNK Financial Group, Inc.........................................  15,758      94,113
    Boditech Med, Inc................................................   1,337       9,801
    Boryung Pharmaceutical Co., Ltd..................................   1,859      21,447
    Bukwang Pharmaceutical Co., Ltd..................................   1,377      17,234
*   CammSys Corp.....................................................  12,621      34,093
*   Caregen Co., Ltd.................................................     272      13,414
    Cell Biotech Co., Ltd............................................     476       7,949
*   Celltrion Pharm, Inc.............................................     645      22,101
*   Celltrion, Inc...................................................   2,679     458,511
*   Charm Engineering Co., Ltd.......................................   9,873       8,176
    Cheil Worldwide, Inc.............................................  13,765     292,582
    Chong Kun Dang Pharmaceutical Corp...............................     449      36,932
    Chongkundang Holdings Corp.......................................     229      17,850
    Chosun Refractories Co., Ltd.....................................     164      12,335
    CJ CGV Co., Ltd..................................................   1,407      40,714
    CJ CheilJedang Corp..............................................   1,446     284,209
    CJ Corp..........................................................   2,196     155,219
    CJ ENM Co., Ltd..................................................   2,818     398,827
    CJ Freshway Corp.................................................   2,009      43,831
    CJ Hello Co., Ltd................................................   6,102      31,972
*   CJ Logistics Corp................................................     897     121,396
    Clean & Science Co., Ltd.........................................   1,098      27,427
*   CMG Pharmaceutical Co., Ltd......................................   8,816      22,869
    Com2uSCorp.......................................................   1,000      84,309
    Cosmax BTI, Inc..................................................   1,055      13,108

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    COSMAX NBT Inc...................................................  1,621 $  9,302
    Cosmax, Inc......................................................  1,295   88,548
*   COSON Co., Ltd...................................................  3,664   21,849
    COWELL FASHION Co., Ltd..........................................  1,843    9,724
    CS Wind Corp.....................................................    510   14,269
    Cuckoo Holdings Co., Ltd.........................................     87    7,739
    Cuckoo Homesys Co., Ltd..........................................    914   30,310
    Dae Han Flour Mills Co., Ltd.....................................    177   23,353
    Dae Hwa Pharmaceutical Co., Ltd..................................  1,232   14,414
    Dae Won Kang Up Co., Ltd.........................................  4,824   14,803
    Daea TI Co., Ltd.................................................  5,700   27,563
    Daeduck Electronics Co...........................................  4,109   37,695
*   Daehan New Pharm Co., Ltd........................................  1,230   12,248
    Daelim Industrial Co., Ltd.......................................  5,279  410,334
    Daesang Corp.....................................................  1,447   26,648
    Daesang Holdings Co., Ltd........................................  1,529    8,714
    Daewon Pharmaceutical Co., Ltd...................................  1,366   18,350
    Daewon San Up Co., Ltd...........................................  2,161   10,172
*   Daewoo Engineering & Construction Co., Ltd....................... 40,173  149,806
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................  2,886   69,601
    Daewoong Co., Ltd................................................  3,047   37,275
    Daewoong Pharmaceutical Co., Ltd.................................    267   34,915
    Daihan Pharmaceutical Co., Ltd...................................    368    9,954
    Daishin Securities Co., Ltd......................................  3,070   32,814
    Danawa Co., Ltd..................................................  1,099   23,046
    Daou Data Corp...................................................  1,733   11,849
    Daou Technology, Inc.............................................  1,797   27,926
    Dawonsys Co., Ltd................................................  1,512   19,328
    DB Financial Investment Co., Ltd.................................  2,722    9,863
    DB Insurance Co., Ltd............................................  9,505  412,095
    Dentium Co., Ltd.................................................    602   30,781
*   Deutsch Motors, Inc..............................................  2,544   17,629
    DGB Financial Group, Inc......................................... 10,404   62,810
    DI Dong Il Corp..................................................    301   18,657
    Digital Daesung Co., Ltd.........................................  1,538   10,804
    Digital Power Communications Co., Ltd............................  4,475   20,469
*   DIO Corp.........................................................    541   19,472
    DMS Co., Ltd.....................................................  3,862   18,453
    Dong-A ST Co., Ltd...............................................    208   18,104
    Dong-Ah Geological Engineering Co., Ltd..........................  1,347   23,264
    Dongjin Semichem Co., Ltd........................................  5,607   80,137
    DongKook Pharmaceutical Co., Ltd.................................    394   23,449
*   Dongkuk Steel Mill Co., Ltd......................................  6,265   31,572
    Dongsuh Cos., Inc................................................  2,117   31,838
    Dongwha Enterprise Co., Ltd......................................    702   11,048
    Dongwha Pharm Co., Ltd...........................................  2,026   13,626
    Dongwon Development Co., Ltd.....................................  1,809    6,843
    Dongwon F&B Co., Ltd.............................................    182   35,833
    Dongwon Industries Co., Ltd......................................    243   44,645
    Doosan Bobcat, Inc...............................................  5,975  161,101
    Doosan Co., Ltd..................................................    575   38,377
*   Doosan Fuel Cell Co., Ltd........................................  1,924   12,766
*   Doosan Heavy Industries & Construction Co., Ltd.................. 17,516   92,365
*   Doosan Infracore Co., Ltd........................................ 29,192  141,564
*   Doosan Solus Co., Ltd............................................  1,060   16,224
    DoubleUGames Co., Ltd............................................  1,375   56,670
    Douzone Bizon Co., Ltd...........................................  2,413  152,231
    DTR Automotive Corp..............................................    464   11,950
*   Duk San Neolux Co., Ltd..........................................    835   16,272

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    e Tec E&C, Ltd...................................................    158 $  9,368
    E1 Corp..........................................................    616   25,856
*   Ecopro Co., Ltd..................................................  4,313   76,761
*   Ehwa Technologies Information Co., Ltd........................... 54,912   10,360
    E-MART, Inc......................................................  2,330  222,873
    EM-Tech Co., Ltd.................................................  1,283    9,244
    Eo Technics Co., Ltd.............................................    371   30,620
    Eugene Corp......................................................  6,975   27,842
    Eugene Investment & Securities Co., Ltd..........................  9,101   16,043
    Eugene Technology Co., Ltd.......................................  1,647   21,605
*   Eusu Holdings Co., Ltd...........................................  1,499    9,155
    F&F Co., Ltd.....................................................    898   77,390
    Farmsco..........................................................  1,528    6,291
*   Feelingk Co., Ltd................................................ 20,885   22,857
    Fila Korea, Ltd..................................................  5,831  287,718
    Fine Semitech Corp...............................................  3,078   18,589
*   Foosung Co., Ltd.................................................  2,219   16,058
*   Gamevil, Inc.....................................................    880   23,686
    Geumhwa PSC Co., Ltd.............................................    297    7,482
    GOLFZON Co., Ltd.................................................    260   15,260
    Golfzon Newdin Holdings Co., Ltd.................................  3,070   10,032
    Grand Korea Leisure Co., Ltd.....................................  2,824   51,535
    Green Cross Corp.................................................    288   31,703
    Green Cross Holdings Corp........................................  2,029   36,172
    GS Engineering & Construction Corp............................... 14,524  384,534
    GS Global Corp...................................................  8,402   16,781
    GS Holdings Corp.................................................  9,308  396,681
    GS Home Shopping, Inc............................................    524   66,987
    GS Retail Co., Ltd...............................................  3,842  126,269
    Gwangju Shinsegae Co., Ltd.......................................     69   10,038
    HAESUNG DS Co., Ltd..............................................    888   11,164
    Haimarrow Food Service Co., Ltd..................................  8,690   19,644
    Haitai Confectionery & Foods Co., Ltd............................  2,093   13,470
    Halla Holdings Corp..............................................    747   26,744
    Han Kuk Carbon Co., Ltd..........................................  1,902   13,613
    Hana Financial Group, Inc........................................ 25,506  738,464
    Hana Tour Service, Inc...........................................  1,165   48,531
*   Hanall Biopharma Co., Ltd........................................    721   20,502
    Hancom, Inc......................................................  1,326   11,435
    Handok, Inc......................................................    789   15,190
    Handsome Co., Ltd................................................  2,441   61,172
*   Hanjin Heavy Industries & Construction Co., Ltd..................  1,241    4,644
    Hanjin Kal Corp..................................................  1,428   37,160
    Hanjin Transportation Co., Ltd...................................    755   19,992
    Hankook Shell Oil Co., Ltd.......................................    154   43,865
    Hanmi Pharm Co., Ltd.............................................    400  114,415
    Hanmi Science Co., Ltd...........................................    469   17,541
    Hanmi Semiconductor Co., Ltd.....................................  2,096   12,256
    Hanon Systems.................................................... 11,249  111,955
    Hansae Co., Ltd..................................................  2,086   32,421
    Hansae Yes24 Holdings Co., Ltd...................................  1,422    9,359
    Hanshin Construction.............................................    710    9,346
    Hansol Chemical Co., Ltd.........................................  1,765  141,899
*   Hansol Holdings Co., Ltd.........................................  2,699    9,194
    Hansol Paper Co., Ltd............................................  2,058   25,898
*   Hansol Technics Co., Ltd.........................................  2,682   17,147
    Hanssem Co., Ltd.................................................    583   31,696
    Hanwha Chemical Corp............................................. 16,588  232,104
    Hanwha General Insurance Co., Ltd................................ 10,427   25,008

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   Hanwha Investment & Securities Co., Ltd.......................... 17,913 $ 30,769
    Hanwha Life Insurance Co., Ltd................................... 46,259   88,526
    Hanyang Eng Co., Ltd.............................................  1,714   17,045
    HB Technology Co., Ltd...........................................  7,581   18,949
    HDC Holdings Co., Ltd............................................  6,408   65,113
*   Heungkuk Fire & Marine Insurance Co., Ltd........................  3,501    9,388
*   Hisem Co., Ltd...................................................  1,984    9,186
    Hite Jinro Co., Ltd..............................................  2,075   50,706
    Hitejinro Holdings Co., Ltd......................................  2,275   26,306
*   HLB, Inc.........................................................    371   52,928
*   Homecast Co., Ltd................................................  1,271    5,139
    Hotel Shilla Co., Ltd............................................  6,332  420,931
    HS Industries Co., Ltd...........................................  2,849   27,767
    Huchems Fine Chemical Corp.......................................  3,133   59,591
*   Hugel, Inc.......................................................    278   86,974
*   Humax Co., Ltd...................................................  3,727   15,961
    Humedix Co., Ltd.................................................    967   18,715
*   Huneed Technologies..............................................  2,154   12,851
    Huons Co., Ltd...................................................    944   37,821
    Huons Global Co., Ltd............................................    470   12,194
    Huvis Corp.......................................................  1,853    9,219
    HwaSung Industrial Co., Ltd......................................    952    9,778
    Hy-Lok Corp......................................................    911   13,383
*   Hyosung Advanced Materials Corp..................................    106    9,969
    Hyosung Chemical Corp............................................     76   10,720
    Hyosung Corp.....................................................  1,170   83,141
    Hyosung TNC Co., Ltd.............................................    102   14,112
*   Hyundai Bioscience Co Ltd........................................  2,194   26,535
    Hyundai Construction Equipment Co., Ltd..........................  2,203   52,681
    Hyundai Corp Holdings, Inc.......................................    427    4,367
    Hyundai Department Store Co., Ltd................................    799   50,729
*   Hyundai Electric & Energy System Co., Ltd........................  2,741   25,207
    Hyundai Elevator Co., Ltd........................................  1,595  100,615
    Hyundai Engineering & Construction Co., Ltd......................  5,319  195,968
    Hyundai Greenfood Co., Ltd.......................................  5,550   53,424
    Hyundai Heavy Industries Holdings Co., Ltd.......................    555  162,534
    Hyundai Home Shopping Network Corp...............................    921   66,896
    Hyundai Hy Communications & Networks Co., Ltd.................... 10,819   34,315
    Hyundai Livart Furniture Co., Ltd................................  1,847   22,327
    Hyundai Marine & Fire Insurance Co., Ltd......................... 12,645  274,608
*   Hyundai Merchant Marine Co., Ltd.................................  5,519   15,599
    Hyundai Mipo Dockyard Co., Ltd...................................  2,258   84,204
    Hyundai Mobis Co., Ltd...........................................  2,953  602,216
    Hyundai Motor Co.................................................  5,792  606,679
    Hyundai Motor Securities Co., Ltd................................  1,740   14,732
*   Hyundai Rotem Co., Ltd...........................................  2,914   40,177
    Hyundai Steel Co.................................................  2,397   65,282
    Hyundai Wia Corp.................................................  1,982   87,099
    HyVision System, Inc.............................................  2,448   22,657
    ICD Co., Ltd.....................................................  2,404   29,370
    IDIS Holdings Co., Ltd...........................................    952   10,632
    IHQ, Inc......................................................... 11,736   17,482
    Il Dong Pharmaceutical Co., Ltd..................................    771   11,149
    Iljin Holdings Co., Ltd..........................................  3,921   15,566
    Ilshin Spinning Co., Ltd.........................................    139    8,482
*   Ilyang Pharmaceutical Co., Ltd...................................    595   11,139
    iMarketKorea, Inc................................................  1,656   15,461
    InBody Co., Ltd..................................................  1,637   32,040
    Industrial Bank of Korea......................................... 12,152  123,068

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Innocean Worldwide, Inc..........................................    985 $ 54,374
*   InnoWireless, Inc................................................    369    9,494
*   Inscobee, Inc....................................................  5,576   12,904
*   Insun ENT Co., Ltd...............................................  2,103   12,847
*   Interflex Co., Ltd...............................................  2,338   35,173
    Interojo Co., Ltd................................................    490   10,950
    Interpark Holdings Corp.......................................... 10,368   21,374
    INTOPS Co., Ltd..................................................  2,082   24,563
    IS Dongseo Co., Ltd..............................................  1,517   41,642
    ISC Co., Ltd.....................................................  1,555   14,011
    i-SENS, Inc......................................................    790   18,644
    IsuPetasys Co., Ltd..............................................  6,314   22,638
    It's Hanbul Co., Ltd.............................................    364    6,384
    Jahwa Electronics Co., Ltd.......................................  1,170   10,744
*   Jayjun Cosmetic Co., Ltd.........................................  1,144    4,808
    JB Financial Group Co., Ltd...................................... 11,565   53,067
*   Jcontentree Corp.................................................    474   15,131
    Jejuair Co., Ltd.................................................  1,238   25,528
    Jinsung T.E.C....................................................  1,739   10,426
    Jusung Engineering Co., Ltd......................................  2,213   13,485
    JW Holdings Corp.................................................  3,258   17,453
    JW Life Science Corp.............................................    508    8,756
    JW Pharmaceutical Corp...........................................    556   13,802
    JYP Entertainment Corp...........................................  3,189   61,226
    Kakao Corp.......................................................  1,649  200,110
    Kangwon Land, Inc................................................  4,494  120,997
    KB Financial Group, Inc.......................................... 18,084  651,013
    KB Financial Group, Inc., ADR....................................    434   15,502
    KC Co., Ltd......................................................    744    8,916
    KCC Corp.........................................................    333   64,635
*   KEC Corp......................................................... 10,697    9,157
    KEPCO Engineering & Construction Co., Inc........................  1,226   21,613
    KEPCO Plant Service & Engineering Co., Ltd.......................  4,180  116,963
*   KEYEAST Co., Ltd................................................. 10,435   24,203
    Kginicis Co., Ltd................................................  2,572   36,075
    KGMobilians Co., Ltd.............................................  2,100   10,382
    Kia Motors Corp..................................................  9,844  359,772
    KINX, Inc........................................................    659   17,598
    KISCO Corp.......................................................  2,079    8,275
    KISWIRE, Ltd.....................................................  1,015   19,019
*   Kiwi Media Group Co., Ltd........................................ 59,412    7,660
    KIWOOM Securities Co., Ltd.......................................  1,418   84,097
#*  KMW Co., Ltd.....................................................  3,007  137,811
    Koentec Co., Ltd.................................................  2,032   17,319
    Koh Young Technology, Inc........................................    895   72,378
    Kolmar BNH Co., Ltd..............................................  1,270   29,347
    Kolmar Korea Co., Ltd............................................  1,388   57,159
    Kolmar Korea Holdings Co., Ltd...................................  2,189   41,100
    Kolon Corp.......................................................    491    7,302
    Kolon Industries, Inc............................................  3,394  137,400
*   Kolon Life Science, Inc..........................................    555   10,872
    KoMiCo, Ltd......................................................    556   13,582
*   Komipharm International Co., Ltd.................................    599    7,195
    Korea Autoglass Corp.............................................    749   10,827
    Korea Electric Terminal Co., Ltd.................................    519   20,553
    Korea Gas Corp...................................................  4,557  153,960
*   Korea Information & Communications Co., Ltd......................  1,156    8,119
    Korea Investment Holdings Co., Ltd...............................  4,303  249,981
    Korea Petrochemical Ind Co., Ltd.................................    543   55,436

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   Korea Shipbuilding & Offshore Engineering Co., Ltd...............  2,149 $224,597
    Korea United Pharm, Inc..........................................  1,070   17,794
    Korea Zinc Co., Ltd..............................................    364  135,638
    Korean Reinsurance Co............................................ 14,571   99,275
    Kortek Corp......................................................  1,790   19,010
    KSS LINE, Ltd....................................................  1,746   10,788
    KT Skylife Co., Ltd..............................................  3,216   24,028
*   KTB Investment & Securities Co., Ltd.............................  4,113    8,159
    Kukdo Chemical Co., Ltd..........................................    329   13,383
    Kumho Industrial Co., Ltd........................................  1,383   14,380
    Kumho Petrochemical Co., Ltd.....................................  3,058  183,095
*   Kumho Tire Co., Inc..............................................  5,064   18,395
    Kwang Dong Pharmaceutical Co., Ltd...............................  2,670   15,731
    Kyeryong Construction Industrial Co., Ltd........................  1,100   20,521
    Kyobo Securities Co., Ltd........................................  2,422   18,874
    Kyung Dong Navien Co., Ltd.......................................    721   27,079
    Kyungbang Co., Ltd...............................................  1,280   11,012
    Kyungdong Pharm Co., Ltd.........................................  1,406    9,483
    L&F Co., Ltd.....................................................  1,034   20,230
#*  LB Semicon, Inc..................................................  6,010   40,130
    LEENO Industrial, Inc............................................    633   28,866
    LF Corp..........................................................  2,597   43,814
    LG Chem, Ltd.....................................................  1,866  492,335
    LG Corp..........................................................  2,497  148,862
    LG Electronics, Inc.............................................. 12,736  729,890
    LG Hausys, Ltd...................................................    864   44,168
    LG Household & Health Care, Ltd..................................    756  818,065
    LG Innotek Co., Ltd..............................................  2,723  282,837
    LG Uplus Corp....................................................  8,756  101,155
*   LIS Co., Ltd.....................................................  1,006   10,641
    Lock & Lock Co., Ltd.............................................  2,021   20,472
    Lotte Chemical Corp..............................................  1,481  288,134
    Lotte Chilsung Beverage Co., Ltd.................................    350   41,227
    Lotte Confectionery Co., Ltd.....................................     86   10,384
    Lotte Corp.......................................................  3,944  123,460
    LOTTE Fine Chemical Co., Ltd.....................................  2,496   94,639
    LOTTE Himart Co., Ltd............................................  1,375   35,758
*   Lotte Non-Life Insurance Co., Ltd................................ 13,922   26,420
    Lotte Shopping Co., Ltd..........................................  1,119  119,601
    LS Corp..........................................................  2,171   90,397
    LS Industrial Systems Co., Ltd...................................  1,763   75,338
*   Lumens Co., Ltd..................................................  6,480   11,789
*   LVMC Holdings....................................................  8,113   31,107
    Macquarie Korea Infrastructure Fund.............................. 18,088  184,269
*   Macrogen, Inc....................................................    591   12,385
    Maeil Holdings Co., Ltd..........................................  1,193   11,526
    Mando Corp.......................................................  5,159  158,133
    Mcnex Co., Ltd...................................................    879   18,343
*   ME2ON Co., Ltd...................................................  3,372   18,654
*   Medipost Co., Ltd................................................    363   10,079
    Medy-Tox, Inc....................................................    656  185,642
    Meerecompany, Inc................................................    197    6,620
    MegaStudy Co., Ltd...............................................  2,286   24,959
    MegaStudyEdu Co., Ltd............................................    892   27,992
    Meritz Financial Group, Inc......................................  4,346   46,450
    Meritz Fire & Marine Insurance Co., Ltd.......................... 10,509  166,783
    Meritz Securities Co., Ltd....................................... 47,490  183,595
    MiCo, Ltd........................................................  3,044   15,184
    Minwise Co., Ltd.................................................    940   13,302

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)...........................................
    Mirae Asset Daewoo Co., Ltd...................................... 32,940 $201,953
    Mirae Asset Life Insurance Co., Ltd.............................. 12,176   41,888
    MK Electron Co., Ltd.............................................  1,168    7,819
    Modetour Network, Inc............................................    916   12,397
    Moorim P&P Co., Ltd..............................................  4,923   18,827
    Motonic Corp.....................................................  2,192   15,795
    Muhak Co., Ltd...................................................  2,049   15,886
    Namhae Chemical Corp.............................................  2,155   15,344
*   Namuga Co., Ltd..................................................    369   11,832
    Namyang Dairy Products Co., Ltd..................................     50   20,239
    Nasmedia Co., Ltd................................................    273    6,805
    NAVER Corp.......................................................  6,029  850,068
    NCSoft Corp......................................................  1,133  502,820
    NeoPharm Co., Ltd................................................    561   23,329
*   Neowiz...........................................................  1,979   29,023
    NEPES Corp.......................................................  2,188   52,209
*   Netmarble Corp...................................................    997   76,939
    Nexen Tire Corp..................................................  4,735   38,053
    NH Investment & Securities Co., Ltd.............................. 19,521  202,426
*   NHN Corp.........................................................  1,803   89,333
    NHN KCP Corp.....................................................  1,850   33,693
    Nice Information & Telecommunication, Inc........................    921   24,696
    NICE Information Service Co., Ltd................................  5,529   57,824
    NICE Total Cash Management Co., Ltd..............................  2,549   14,991
    Nong Shim Holdings Co., Ltd......................................    274   20,337
    Nong Woo Bio Co., Ltd............................................  1,061   11,859
    NongShim Co., Ltd................................................    269   55,996
    NS Shopping Co., Ltd.............................................  2,380   19,904
    OCI Co., Ltd.....................................................  2,146  115,636
#   OptoElectronics Solutions Co., Ltd...............................    405   17,329
    OPTRON-TEC, Inc..................................................  2,610   12,681
    Orange Life Insurance, Ltd.......................................  4,883  117,400
    Orion Holdings Corp..............................................  3,035   41,205
*   Osstem Implant Co., Ltd..........................................  1,972   67,605
    Ottogi Corp......................................................     79   38,381
    Partron Co., Ltd.................................................  4,893   49,618
*   Pearl Abyss Corp.................................................    982  182,671
*   Pharmicell Co., Ltd..............................................  2,810   20,771
    POSCO Chemtech Co., Ltd..........................................  1,869   76,881
    Posco ICT Co., Ltd...............................................  6,222   25,597
*   Power Logics Co., Ltd............................................  2,542   20,927
    Protec Co., Ltd..................................................  1,501   23,033
*   PSK, Inc.........................................................    647    9,309
    Pulmuone Co., Ltd................................................  3,264   24,609
    Pyeong Hwa Automotive Co., Ltd...................................  1,198   10,267
*   Redrover Co., Ltd................................................ 12,390    6,496
    RFHIC Corp.......................................................    971   30,488
    S Net Systems, Inc...............................................  3,146   18,982
    S&T Dynamics Co., Ltd............................................    758    3,880
    S&T Motiv Co., Ltd...............................................  1,037   40,496
    S-1 Corp.........................................................  2,356  189,842
    Sajo Industries Co., Ltd.........................................    228    7,635
    Sajodaerim Corp..................................................  1,111   15,514
    Sam Chun Dang Pharm Co., Ltd.....................................    604   17,384
    Sam Young Electronics Co., Ltd...................................  1,482   11,119
    Sam Yung Trading Co., Ltd........................................    891   12,122
    Samho International Co., Ltd.....................................  1,190   20,932
    Samick Musical Instruments Co., Ltd.............................. 11,471   17,248
    Samjin Pharmaceutical Co., Ltd...................................    685   15,103

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    Samkwang Glass Co., Ltd..........................................     393 $    9,912
    Sammok S-Form Co., Ltd...........................................   1,045      8,355
*   Samsung Biologics Co., Ltd.......................................     341    116,492
    Samsung C&T Corp.................................................   3,358    287,549
    Samsung Card Co., Ltd............................................   3,276     94,499
    Samsung Electro-Mechanics Co., Ltd...............................   4,361    422,208
    Samsung Electronics Co., Ltd..................................... 108,899  4,706,598
    Samsung Electronics Co., Ltd. , GDR (4942818)....................   2,910  3,110,755
    Samsung Electronics Co., Ltd. , GDR (B01D632)....................   1,864  1,990,752
*   Samsung Engineering Co., Ltd.....................................  27,663    422,306
    Samsung Fire & Marine Insurance Co., Ltd.........................   4,543    845,105
*   Samsung Heavy Industries Co., Ltd................................  27,952    173,559
    Samsung Life Insurance Co., Ltd..................................   4,791    290,945
*   Samsung Pharmaceutical Co., Ltd..................................   7,394     25,405
    Samsung SDI Co., Ltd.............................................   1,355    264,422
    Samsung SDS Co., Ltd.............................................   3,140    542,329
    Samsung Securities Co., Ltd......................................   9,703    279,539
    Samwha Capacitor Co., Ltd........................................     256     10,848
    Samyang Foods Co., Ltd...........................................     544     41,173
    Samyang Tongsang Co., Ltd........................................     207     10,603
*   Sangsangin Co., Ltd..............................................   4,749     49,275
    Sangsin Energy Display Precision Co., Ltd........................   2,574     19,701
    SaraminHR Co., Ltd...............................................     577     14,071
*   SBS Media Holdings Co., Ltd......................................   6,667     11,253
*   SBW..............................................................  11,416     10,088
    Seah Besteel Corp................................................   2,272     31,261
    SeAH Steel Corp..................................................     130      6,953
    SeAH Steel Holdings Corp.........................................     145      5,887
    Sebang Co., Ltd..................................................   2,031     19,657
    Sebang Global Battery Co., Ltd...................................     362     11,842
*   Seegene, Inc.....................................................     702     12,778
*   Sejong Telecom, Inc..............................................  33,195     11,180
*   Sekonix Co., Ltd.................................................   2,406     14,325
    Seohan Co., Ltd..................................................  13,295     14,540
    Seohee Construction Co., Ltd.....................................  17,890     17,506
    Seoul Semiconductor Co., Ltd.....................................   4,088     46,975
    SFA Engineering Corp.............................................   1,773     63,541
*   SFA Semicon Co., Ltd.............................................  18,337     55,074
    Shinhan Financial Group Co., Ltd.................................  19,622    714,929
    Shinil Industrial Co., Ltd.......................................  16,619     24,354
    Shinsegae Food Co., Ltd..........................................     268     16,447
    Shinsegae Information & Communication Co., Ltd...................     235     21,817
    Shinsegae International, Inc.....................................     342     58,240
    Shinsegae, Inc...................................................     829    168,007
*   Shinsung E&G Co., Ltd............................................  13,700     10,781
*   Shinwon Corp.....................................................  11,931     20,763
    Shinyoung Securities Co., Ltd....................................     258     12,251
    SHOWBOX Corp.....................................................   4,087     11,760
    Silicon Works Co., Ltd...........................................     347      9,929
    Silla Co., Ltd...................................................     817      8,521
    SIMMTECH Co., Ltd................................................   2,363     19,248
    Sindoh Co., Ltd..................................................     811     26,685
    SK Bioland Co., Ltd..............................................     797     10,318
    SK Chemicals Co., Ltd............................................     928     37,596
    SK D&D Co., Ltd..................................................     555     13,790
    SK Discovery Co., Ltd............................................   2,391     46,072
    SK Gas, Ltd......................................................     569     41,040
    SK Hynix, Inc....................................................  25,635  1,802,550
    SK Materials Co., Ltd............................................     296     46,465

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    SK Securities Co., Ltd........................................... 25,631 $ 13,199
    SK Telecom Co., Ltd., Sponsored ADR..............................  3,290   75,834
    SKC Co., Ltd.....................................................  2,772  105,728
#*  SKC Solmics Co., Ltd.............................................  6,466   17,720
    SKCKOLONPI, Inc..................................................  2,188   64,512
    SL Corp..........................................................  1,693   30,521
*   SM Entertainment Co..............................................  1,094   34,791
    S-Oil Corp.......................................................  2,217  189,401
#*  Solid, Inc.......................................................  7,191   32,412
    Songwon Industrial Co., Ltd......................................  3,410   45,152
    Soulbrain Co., Ltd...............................................  2,031  131,396
    SPC Samlip Co., Ltd..............................................    184   14,494
    Spigen Korea Co., Ltd............................................    385   18,639
*   Ssangyong Motor Co...............................................  4,748    9,322
    ST Pharm Co., Ltd................................................  1,487   23,455
    Sung Kwang Bend Co., Ltd.........................................  1,873   15,912
    Sungwoo Hitech Co., Ltd..........................................  4,058   12,064
*   Synopex, Inc.....................................................  5,962   15,143
    Taekwang Industrial Co., Ltd.....................................     49   46,201
*   Taewoong Co., Ltd................................................  1,299   12,087
    Taeyoung Engineering & Construction Co., Ltd.....................  4,706   52,459
    Taihan Textile Co., Ltd..........................................    153    2,510
    TechWing, Inc....................................................  1,557   14,729
*   Telcon RF Pharmaceutical, Inc....................................  5,341   30,238
    TES Co., Ltd.....................................................    818   14,384
    Tesna Co., Ltd...................................................    301   10,522
*   Theragen Etex Co., Ltd...........................................  1,688   12,140
*   TK Chemical Corp................................................. 10,591   24,977
    TK Corp..........................................................  1,739   14,985
    Tokai Carbon Korea Co., Ltd......................................    300   13,752
    Tongyang Life Insurance Co., Ltd.................................  7,227   22,759
    Tongyang, Inc.................................................... 18,548   22,856
    Top Engineering Co., Ltd.........................................  3,123   23,776
    Toptec Co., Ltd..................................................  2,645   18,508
    Tovis Co., Ltd...................................................  1,760   11,174
    TS Corp..........................................................    733   11,633
    Ubiquoss, Inc....................................................    605   15,405
    Unid Co., Ltd....................................................    743   29,757
    Union Semiconductor Equipment & Materials Co., Ltd...............  7,940   32,810
    Uniquest Corp....................................................  2,210   13,076
    UniTest, Inc.....................................................  1,273   16,325
    Value Added Technology Co., Ltd..................................  1,700   36,443
    Viatron Technologies, Inc........................................  2,400   19,417
    Vieworks Co., Ltd................................................    627   13,021
*   Webzen, Inc......................................................  1,970   28,138
    Wemade Co., Ltd..................................................    992   22,370
    Whanin Pharmaceutical Co., Ltd...................................  1,000   14,098
    Winix, Inc.......................................................  1,327   30,851
    WiSoL Co., Ltd...................................................  3,340   42,643
*   Wonik Holdings Co., Ltd..........................................  3,176   12,229
    WONIK IPS Co., Ltd...............................................  2,782   79,007
    Wonik Materials Co., Ltd.........................................  1,057   25,208
*   Wonik QnC Corp...................................................  2,491   27,179
    Woongjin Coway Co., Ltd..........................................  5,462  431,196
#*  Woori Financial Group, Inc., Sponsored ADR.......................  4,929  147,476
    Woori Financial Group, Inc.......................................  4,972   50,127
*   Woori Investment Bank Co., Ltd................................... 33,322   18,677
    Woory Industrial Co., Ltd........................................    676   12,155
    Y G-1 Co., Ltd...................................................    886    5,738

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
    YG Entertainment, Inc............................................     517 $    11,905
    YMC Co., Ltd.....................................................   3,691      12,746
*   Yonwoo Co., Ltd..................................................     553      11,450
    Youlchon Chemical Co., Ltd.......................................   1,226      14,198
    Young Poong Corp.................................................      54      28,282
    Young Poong Precision Corp.......................................   1,490      10,719
    Youngone Corp....................................................   2,581      76,992
    Youngone Holdings Co., Ltd.......................................     764      34,473
*   Yuanta Securities Korea Co., Ltd.................................  12,741      28,056
    Yuhan Corp.......................................................     530     102,166
                                                                              -----------
TOTAL SOUTH KOREA....................................................          46,659,746
                                                                              -----------
SPAIN -- (0.1%)
#   Banco Santander SA, Sponsored ADR................................  35,017     138,667
                                                                              -----------
TAIWAN -- (17.7%)
    Aaeon Technology, Inc............................................   5,000      11,716
    Ability Enterprise Co., Ltd......................................  47,000      26,019
    Ability Opto-Electronics Technology Co., Ltd.....................  10,200      16,760
    AcBel Polytech, Inc..............................................  31,000      22,574
    Accton Technology Corp...........................................  66,000     392,613
    Acer, Inc........................................................ 496,000     289,412
    ACES Electronic Co., Ltd.........................................  24,000      20,836
    Acter Group Corp., Ltd...........................................   3,450      19,015
    Actron Technology Corp...........................................   8,196      24,828
    A-DATA Technology Co., Ltd.......................................  27,000      44,798
    Advanced Ceramic X Corp..........................................   5,000      41,222
    Advanced International Multitech Co., Ltd........................  14,000      18,649
    Advanced Wireless Semiconductor Co...............................  11,000      39,117
    Advancetek Enterprise Co., Ltd...................................   8,000       4,505
    Advantech Co., Ltd...............................................  19,000     187,717
    Aerospace Industrial Development Corp............................  36,000      37,483
*   AGV Products Corp................................................  52,000      11,819
    Airtac International Group.......................................  16,000     217,451
    Alchip Technologies, Ltd.........................................   5,000      30,540
*   ALI Corp.........................................................  56,000      23,456
    All Ring Tech Co., Ltd...........................................  14,000      18,480
    Allis Electric Co., Ltd..........................................  45,320      25,047
    Alltop Technology Co., Ltd.......................................   6,000      14,797
    Alpha Networks, Inc..............................................  55,000      40,588
    Altek Corp.......................................................  46,000      35,540
    Amazing Microelectronic Corp.....................................  10,595      29,778
    Ampire Co., Ltd..................................................  16,000      11,210
    AMPOC Far-East Co., Ltd..........................................  22,000      20,489
*   AmTRAN Technology Co., Ltd.......................................  90,000      32,434
    Anpec Electronics Corp...........................................   5,000      12,203
    Apacer Technology, Inc...........................................  11,000      11,791
    APCB, Inc........................................................  16,000      13,882
    Apex Biotechnology Corp..........................................  12,000      10,861
    Apex International Co., Ltd......................................  23,000      32,760
    Arcadyan Technology Corp.........................................  13,000      40,093
    Argosy Research, Inc.............................................  13,000      24,678
    ASE Technology Holding Co., Ltd., ADR............................   9,375      47,812
    ASE Technology Holding Co., Ltd.................................. 148,000     383,976
    Asia Cement Corp.................................................  75,000     105,872
    Asia Optical Co., Inc............................................  19,000      52,398
*   Asia Pacific Telecom Co., Ltd.................................... 196,000      38,556
    Asia Polymer Corp................................................  35,310      17,871
    Asia Vital Components Co., Ltd...................................  38,000      51,926

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    ASMedia Technology, Inc..........................................   2,000 $   32,075
    ASPEED Technology, Inc...........................................   1,000     26,132
    Asustek Computer, Inc............................................  54,000    366,332
    Aten International Co., Ltd......................................   7,000     19,831
    AURAS Technology Co., Ltd........................................   4,000     30,119
    Aurora Corp......................................................   4,000     12,355
    Avalue Technology, Inc...........................................  10,000     26,370
    AVY Precision Technology, Inc....................................  12,567     13,840
    Axiomtek Co., Ltd................................................   6,000     11,479
    Bank of Kaohsiung Co., Ltd.......................................  43,097     13,565
    Basso Industry Corp..............................................  10,000     16,051
    BenQ Materials Corp..............................................  16,000      9,811
    BES Engineering Corp............................................. 189,000     50,481
    Bin Chuan Enterprise Co., Ltd....................................  15,000     11,288
    Bioteque Corp....................................................  10,000     42,830
    Bizlink Holding, Inc.............................................  13,000     88,379
*   Boardtek Electronics Corp........................................  24,000     21,763
    Brighton-Best International Taiwan, Inc..........................  31,000     32,571
    C Sun Manufacturing, Ltd.........................................  25,000     21,319
*   Cameo Communications, Inc........................................  38,000     10,075
    Capital Futures Corp.............................................  15,000     21,170
    Capital Securities Corp.......................................... 111,060     33,536
    Career Technology MFG. Co., Ltd..................................  36,480     45,249
    Casetek Holdings, Ltd............................................  18,000     32,496
    Caswell, Inc.....................................................   8,000     22,849
    Catcher Technology Co., Ltd...................................... 124,000  1,051,038
    Cathay Financial Holding Co., Ltd................................ 339,000    448,720
    Cathay Real Estate Development Co., Ltd.......................... 120,000     86,309
    Cayman Engley Industrial Co., Ltd................................   4,000     12,665
    Celxpert Energy Corp.............................................  11,000     10,839
    Center Laboratories, Inc.........................................  13,259     28,997
    Chailease Holding Co., Ltd.......................................  57,185    257,677
    Chang Hwa Commercial Bank, Ltd................................... 117,748     91,877
    Chang Wah Electromaterials, Inc..................................   4,000     22,511
    Chang Wah Technology Co., Ltd....................................  20,000     24,763
    Channel Well Technology Co., Ltd.................................  26,000     21,481
    Chaun-Choung Technology Corp.....................................   3,000     20,180
    CHC Healthcare Group.............................................  11,000     14,951
    Chen Full International Co., Ltd.................................  13,000     15,907
    Chenbro Micom Co., Ltd...........................................  10,000     25,071
    Cheng Loong Corp................................................. 110,000     65,574
*   Cheng Mei Materials Technology Corp..............................  62,000     16,012
    Cheng Shin Rubber Industry Co., Ltd..............................  31,000     48,720
    Cheng Uei Precision Industry Co., Ltd............................  46,000     68,912
    Chia Chang Co., Ltd..............................................  13,000     16,404
    Chicony Electronics Co., Ltd.....................................  86,185    267,754
    Chicony Power Technology Co., Ltd................................  24,055     46,946
    Chieftek Precision Co., Ltd......................................   8,800     26,238
    Chilisin Electronics Corp........................................  20,979     59,137
    China Bills Finance Corp.........................................  93,000     45,533
    China Chemical & Pharmaceutical Co., Ltd.........................  17,000     10,683
    China Development Financial Holding Corp......................... 547,000    170,590
    China General Plastics Corp......................................  52,655     38,811
*   China Life Insurance Co., Ltd.................................... 403,851    332,841
    China Man-Made Fiber Corp........................................ 191,220     51,030
    China Metal Products.............................................  14,000     14,468
    China Motor Corp.................................................  33,200     45,139
    China Steel Chemical Corp........................................  25,000    103,747
    China Steel Corp................................................. 394,000    303,374

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Ching Feng Home Fashions Co., Ltd................................  20,000 $ 29,606
    Chin-Poon Industrial Co., Ltd....................................  53,000   53,703
    Chipbond Technology Corp.........................................  83,000  164,446
    ChipMOS Techinologies, Inc.......................................  21,000   20,781
    ChipMOS Technologies, Inc., ADR..................................   2,254   44,266
    Chlitina Holding, Ltd............................................  12,000   95,543
    Chong Hong Construction Co., Ltd.................................  27,000   72,673
    Chroma ATE, Inc..................................................  37,000  183,968
    Chung Hsin Electric & Machinery Manufacturing Corp...............  51,000   34,096
    Chung Hung Steel Corp............................................  57,000   16,983
    Chung Hwa Pulp Corp..............................................  38,000   11,537
    Chunghwa Telecom Co., Ltd., Sponsored ADR........................   5,627  205,836
    Chunghwa Telecom Co., Ltd........................................  17,000   62,602
    Clevo Co.........................................................  66,000   79,812
*   CMC Magnetics Corp............................................... 176,827   66,082
    Compal Electronics, Inc.......................................... 725,000  432,801
    Compeq Manufacturing Co., Ltd.................................... 124,000  173,469
    Concord Securities Co., Ltd......................................  46,350   11,175
    Concraft Holding Co., Ltd........................................   3,454   21,494
    Continental Holdings Corp........................................  41,000   20,196
    Contrel Technology Co., Ltd......................................  38,000   20,259
    Coretronic Corp..................................................  84,000  108,512
    Co-Tech Development Corp.........................................  25,000   35,471
    Coxon Precise Industrial Co., Ltd................................  18,000   10,542
    Creative Sensor, Inc.............................................  15,000   10,371
*   CSBC Corp. Taiwan................................................  22,750   20,168
    CTBC Financial Holding Co., Ltd.................................. 769,000  534,619
    CTCI Corp........................................................  69,000   92,764
    Cub Elecparts, Inc...............................................   5,517   46,188
    Cyberlink Corp...................................................   7,000   22,713
    CyberPower Systems, Inc..........................................   2,000    6,733
    CyberTAN Technology, Inc.........................................  35,000   20,482
    Cypress Technology Co., Ltd......................................   7,000   18,422
    DA CIN Construction Co., Ltd.....................................  35,000   23,398
    Dadi Early-Childhood Education Group, Ltd........................   2,500   21,270
    Dafeng TV, Ltd...................................................  10,000   12,552
    Da-Li Development Co., Ltd.......................................  12,599   11,293
    Darfon Electronics Corp..........................................  21,000   28,135
    Darwin Precisions Corp...........................................  41,000   22,341
    De Licacy Industrial Co., Ltd....................................  20,017   17,584
    Delta Electronics, Inc...........................................  91,000  399,534
    Depo Auto Parts Ind Co., Ltd.....................................  13,000   26,396
    D-Link Corp......................................................  85,000   33,307
*   Dynamic Electronics Co., Ltd.....................................  32,000   16,220
    Dynapack International Technology Corp...........................  24,000   47,542
    E & R Engineering Corp...........................................  11,221   12,717
    E Ink Holdings, Inc..............................................  99,000   97,138
    E.Sun Financial Holding Co., Ltd................................. 364,214  329,089
    Eastern Media International Corp.................................  51,000   17,161
    Eclat Textile Co., Ltd...........................................  22,000  294,990
*   Edimax Technology Co., Ltd.......................................  65,000   22,386
    Edom Technology Co., Ltd.........................................  25,000   16,407
    eGalax_eMPIA Technology, Inc.....................................   4,000    6,511
    Egis Technology, Inc.............................................   7,000   62,924
    Elan Microelectronics Corp.......................................  37,100  114,460
    E-LIFE MALL Corp.................................................   6,000   13,085
    Elite Advanced Laser Corp........................................  15,600   28,504
    Elite Material Co., Ltd..........................................  26,000  107,997
    Elite Semiconductor Memory Technology, Inc.......................  15,000   15,707

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
*   Elitegroup Computer Systems Co., Ltd.............................  37,000 $ 16,462
    eMemory Technology, Inc..........................................   7,000   77,253
    Ennoconn Corp....................................................   4,124   30,835
    EnTie Commercial Bank Co., Ltd...................................  50,000   25,421
    Epistar Corp..................................................... 106,000  103,037
    Eternal Materials Co., Ltd....................................... 143,920  122,347
*   Etron Technology, Inc............................................  50,000   15,558
    Eurocharm Holdings Co., Ltd......................................   4,000   16,293
*   Everest Textile Co., Ltd.........................................  29,580    9,906
    Evergreen International Storage & Transport Corp.................  32,000   14,740
    Everlight Chemical Industrial Corp...............................  73,000   38,349
    Everlight Electronics Co., Ltd...................................  56,000   51,374
    Excellence Opto, Inc.............................................  34,000   26,327
    Excelsior Medical Co., Ltd.......................................  15,000   26,351
    Far Eastern Department Stores, Ltd............................... 124,000  106,427
    Far Eastern International Bank................................... 144,738   56,783
    Far Eastern New Century Corp..................................... 231,000  224,658
    Far EasTone Telecommunications Co., Ltd..........................  53,000  127,170
    Faraday Technology Corp..........................................  17,000   32,194
    Farglory Land Development Co., Ltd...............................  41,000   52,105
*   Federal Corp.....................................................  34,000   14,995
    Feedback Technology Corp.........................................   5,000    9,677
    Feng Hsin Steel Co., Ltd.........................................  17,000   29,432
    Feng TAY Enterprise Co., Ltd.....................................  12,000   81,064
    Firich Enterprises Co., Ltd......................................   9,000   11,147
    First Financial Holding Co., Ltd................................. 291,259  213,565
    First Hi-Tec Enterprise Co., Ltd.................................  13,000   17,387
    First Insurance Co., Ltd. (The)..................................  26,000   12,076
    First Steamship Co., Ltd.........................................  49,000   18,388
    FLEXium Interconnect, Inc........................................  33,000  118,572
    Flytech Technology Co., Ltd......................................  14,000   32,389
    FocalTech Systems Co., Ltd.......................................  34,000   26,474
    FOCI Fiber Optic Communications, Inc.............................  19,000   24,217
    Formosa Advanced Technologies Co., Ltd...........................  21,000   23,332
    Formosa Chemicals & Fibre Corp...................................  49,000  142,427
    Formosa Laboratories, Inc........................................   9,000   11,235
    Formosa Petrochemical Corp.......................................   9,000   28,666
    Formosa Plastics Corp............................................  46,000  147,655
    Formosa Sumco Technology Corp....................................  12,000   45,890
    Foxconn Technology Co., Ltd......................................  95,000  203,156
    Foxsemicon Integrated Technology, Inc............................  14,150   73,502
    FSP Technology, Inc..............................................  20,000   13,786
    Fubon Financial Holding Co., Ltd................................. 346,000  506,210
    Fulgent Sun International Holding Co., Ltd.......................  10,307   40,747
    Fullerton Technology Co., Ltd....................................  17,000   10,980
    Fulltech Fiber Glass Corp........................................  55,550   25,237
    G Shank Enterprise Co., Ltd......................................  16,000   12,316
    Gallant Precision Machining Co., Ltd.............................  30,000   19,765
    Gamania Digital Entertainment Co., Ltd...........................  17,000   32,274
    GCS Holdings, Inc................................................   4,000    9,146
    GEM Services, Inc................................................  12,100   28,323
*   Gemtek Technology Corp...........................................  48,000   37,469
    General Interface Solution Holding, Ltd..........................  27,000  101,312
    Generalplus Technology, Inc......................................  12,000   13,037
    Genesys Logic, Inc...............................................  14,000   16,434
    Genius Electronic Optical Co., Ltd...............................   8,000  115,225
    Getac Technology Corp............................................  33,000   54,100
    Giant Manufacturing Co., Ltd.....................................  38,000  280,989
*   Giantplus Technology Co., Ltd....................................  35,000   16,177

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    Gigabyte Technology Co., Ltd.....................................  68,000 $  113,398
*   Gigastorage Corp.................................................  31,000      7,601
    Ginko International Co., Ltd.....................................   7,000     41,784
    Global Brands Manufacture, Ltd...................................  54,000     30,429
    Global Mixed Mode Technology, Inc................................   6,000     24,986
    Global PMX Co., Ltd..............................................   4,000     22,270
    Global Unichip Corp..............................................   5,000     43,838
    Globalwafers Co., Ltd............................................  17,000    202,831
    Globe Union Industrial Corp......................................  27,000     14,843
    Gloria Material Technology Corp..................................  34,000     21,212
*   Gold Circuit Electronics, Ltd....................................  35,000     17,594
    Goldsun Building Materials Co., Ltd.............................. 137,000     61,930
    Good Will Instrument Co., Ltd....................................  13,000     11,472
    Gourmet Master Co., Ltd..........................................   6,208     28,228
    Grand Ocean Retail Group, Ltd....................................  13,000     12,666
*   Grand Pacific Petrochemical...................................... 136,000     82,129
    Grand Plastic Technology Corp....................................   3,000     18,708
    GrandTech CG Systems, Inc........................................  11,550     15,553
    Grape King Bio, Ltd..............................................  14,000     86,678
    Great China Metal Industry.......................................  35,000     27,271
    Greatek Electronics, Inc.........................................  26,000     36,542
    GTM Holdings Corp................................................  21,000     17,903
    Hannstar Board Corp..............................................  36,718     53,795
*   HannsTouch Solution, Inc.........................................  89,307     40,507
    Harvatek Corp....................................................  22,000      9,330
    Hey Song Corp....................................................  23,000     23,989
    Highwealth Construction Corp..................................... 104,000    159,628
    HIM International Music, Inc.....................................   5,000     21,678
    Hiroca Holdings, Ltd.............................................   7,000     14,647
    Hitron Technology, Inc...........................................  27,080     16,412
    Hiwin Technologies Corp..........................................  30,399    260,782
    Ho Tung Chemical Corp............................................ 104,000     24,195
    Holtek Semiconductor, Inc........................................   9,000     19,626
    Holy Stone Enterprise Co., Ltd...................................  24,000     79,405
    Hon Hai Precision Industry Co., Ltd.............................. 518,600  1,369,676
    Hon Hai Precision Industry Co., Ltd., GDR........................   4,692     24,258
    Hon Hai Precision Industry Co., Ltd., GDR........................   7,216     37,740
    Hong Pu Real Estate Development Co., Ltd.........................  33,000     24,108
    Hong YI Fiber Industry Co........................................  17,000     10,103
    Hota Industrial Manufacturing Co., Ltd...........................  16,000     59,217
    Hotai Motor Co., Ltd.............................................  18,000    318,424
    Hotron Precision Electronic Industrial Co., Ltd..................  13,650     20,005
    Hsin Kuang Steel Co., Ltd........................................  11,000     10,298
    Hsin Yung Chien Co., Ltd.........................................   4,200     11,568
    Hu Lane Associate, Inc...........................................   5,000     12,250
*   HUA ENG Wire & Cable Co., Ltd....................................  23,000      7,506
    Hua Nan Financial Holdings Co., Ltd.............................. 438,345    315,006
    Huaku Development Co., Ltd.......................................  37,000    101,569
    Huang Hsiang Construction Corp...................................  26,000     31,143
*   Hung Sheng Construction, Ltd.....................................  97,800     67,290
    Ibase Technology, Inc............................................  17,000     25,327
    IBF Financial Holdings Co., Ltd.................................. 267,132     95,607
    Ichia Technologies, Inc..........................................  23,000     13,317
    IEI Integration Corp.............................................  14,220     26,410
    Infortrend Technology, Inc.......................................  25,000     12,321
    Innodisk Corp....................................................  10,249     44,829
    Inpaq Technology Co., Ltd........................................  12,000     14,364
    Intai Technology Corp............................................   5,000     21,906
*   Integrated Service Technology, Inc...............................  17,907     25,314

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    International CSRC Investment Holdings Co........................ 107,220 $115,377
    International Games System Co., Ltd..............................   9,000  115,759
    Inventec Corp.................................................... 386,000  279,686
    Iron Force Industrial Co., Ltd...................................   8,000   35,745
    I-Sheng Electric Wire & Cable Co., Ltd...........................  11,000   15,151
    ITE Technology, Inc..............................................  14,000   20,364
    ITEQ Corp........................................................  23,000  116,493
    Jarllytec Co., Ltd...............................................   7,000   16,183
    Jentech Precision Industrial Co., Ltd............................   9,000   50,274
    Jih Lin Technology Co., Ltd......................................   6,000   11,841
    Jih Sun Financial Holdings Co., Ltd.............................. 193,371   60,757
    Jinli Group Holdings, Ltd........................................  23,391    9,986
    JMC Electronics Co., Ltd.........................................   7,000   21,101
    Johnson Health Tech Co., Ltd.....................................   9,000   23,237
    Jourdeness Group, Ltd............................................   4,000   13,403
    Kaimei Electronic Corp...........................................  16,000   22,390
    KEE TAI Properties Co., Ltd......................................  31,000   12,476
    Kenda Rubber Industrial Co., Ltd.................................  18,000   19,177
    Kenmec Mechanical Engineering Co., Ltd...........................  22,000   11,171
    Kerry TJ Logistics Co., Ltd......................................  21,000   26,255
    Kindom Development Co., Ltd......................................  31,000   32,344
    King Chou Marine Technology Co., Ltd.............................  11,000   12,410
    King Slide Works Co., Ltd........................................   2,000   23,899
    Kingpak Technology, Inc..........................................   8,313   40,449
    King's Town Bank Co., Ltd........................................ 107,000  111,321
*   King's Town Construction Co., Ltd................................   9,000    8,630
    Kinik Co.........................................................   9,000   20,292
    Kinpo Electronics................................................ 160,000   59,047
    Kinsus Interconnect Technology Corp..............................  29,000   45,810
    KMC Kuei Meng International, Inc.................................   5,250   17,488
    KS Terminals, Inc................................................  12,000   20,139
    Kung Long Batteries Industrial Co., Ltd..........................   7,000   33,218
    Kuo Toong International Co., Ltd.................................  18,248   11,384
    Kuoyang Construction Co., Ltd....................................  40,000   19,498
    Kwong Lung Enterprise Co., Ltd...................................  16,000   23,483
    KYE Systems Corp.................................................  18,000    4,743
    L&K Engineering Co., Ltd.........................................  21,000   17,446
    Land Mark Optoelectronics Corp...................................   7,000   58,850
    Lanner Electronics, Inc..........................................   9,720   21,917
    Largan Precision Co., Ltd........................................   5,000  733,671
    Lealea Enterprise Co., Ltd.......................................  61,000   18,814
    Lelon Electronics Corp...........................................  18,000   24,757
    Lemtech Holdings Co., Ltd........................................   3,599   13,928
    Lextar Electronics Corp..........................................  28,000   16,379
    Li Cheng Enterprise Co., Ltd.....................................   9,756   15,436
    Lian HWA Food Corp...............................................  10,500   14,357
    Lien Hwa Industrial Holdings Corp................................  53,340   60,781
    Lingsen Precision Industries, Ltd................................  37,000   11,167
    Lite-On Semiconductor Corp.......................................  11,000   15,099
    Lite-On Technology Corp.......................................... 195,000  321,325
    Long Bon International Co., Ltd..................................  20,000   10,637
    Longchen Paper & Packaging Co., Ltd.............................. 147,000   65,282
    Longwell Co......................................................  11,000   26,420
    Lotes Co., Ltd...................................................   7,256   68,097
    Lumax International Corp., Ltd...................................   8,000   21,040
    Lung Yen Life Service Corp.......................................  10,000   19,940
    Macauto Industrial Co., Ltd......................................   5,000   16,389
    Machvision, Inc..................................................   4,000   39,760
    Macroblock, Inc..................................................   5,000   19,903

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Makalot Industrial Co., Ltd......................................  31,750 $177,257
    Marketech International Corp.....................................   8,000   16,949
    Materials Analysis Technology, Inc...............................   8,000   19,335
    MediaTek, Inc....................................................  63,000  841,356
    Mega Financial Holding Co., Ltd.................................. 353,000  346,461
    Mercuries & Associates Holding, Ltd..............................  54,200   34,538
*   Mercuries Life Insurance Co., Ltd................................ 201,877   71,276
    Merida Industry Co., Ltd.........................................  18,000  104,162
    Merry Electronics Co., Ltd.......................................  27,193  133,076
*   Microbio Co., Ltd................................................  70,000   30,682
    Micro-Star International Co., Ltd................................  99,000  292,371
    Mildef Crete, Inc................................................   2,000    3,067
*   MIN AIK Technology Co., Ltd......................................  20,000    8,855
    Mirle Automation Corp............................................  16,000   20,393
    Mitac Holdings Corp.............................................. 120,566  105,957
    momo.com, Inc....................................................   7,000   60,671
*   Motech Industries, Inc...........................................  41,000   12,802
    MPI Corp.........................................................   9,000   18,269
    Nak Sealing Technologies Corp....................................  10,000   23,061
    Namchow Holdings Co., Ltd........................................  15,000   24,406
    Nan Kang Rubber Tire Co., Ltd....................................   9,000   16,402
    Nan Ya Plastics Corp............................................. 144,000  340,282
    Nantex Industry Co., Ltd.........................................  45,200   46,836
    Nanya Technology Corp............................................  73,000  166,973
    National Aerospace Fasteners Corp................................   7,000   22,514
    National Petroleum Co., Ltd......................................  12,000   16,772
*   Newmax Technology Co., Ltd.......................................   7,000   22,638
    Nichidenbo Corp..................................................  16,000   25,405
    Nien Hsing Textile Co., Ltd......................................  13,000    9,603
    Nien Made Enterprise Co., Ltd....................................  13,000  117,925
    Novatek Microelectronics Corp.................................... 113,000  723,837
    Nuvoton Technology Corp..........................................  19,625   29,918
*   O-Bank Co., Ltd..................................................  76,000   19,183
    On-Bright Electronics, Inc.......................................   3,000   17,636
    OptoTech Corp....................................................  25,500   21,587
*   Orient Semiconductor Electronics, Ltd............................  41,000   22,060
    Oriental Union Chemical Corp.....................................  52,000   37,557
    Pan Jit International, Inc.......................................  36,900   34,744
    Pan-International Industrial Corp................................  56,000   43,141
    Panion & BF Biotech, Inc.........................................   6,000   18,248
    Parade Technologies, Ltd.........................................   6,000  115,932
    PCL Technologies, Inc............................................   7,432   24,482
    P-Duke Technology Co., Ltd.......................................   5,000   12,719
    Pegatron Corp.................................................... 166,000  322,334
*   Pharmally International Holding Co., Ltd.........................   5,000   38,042
*   Phihong Technology Co., Ltd......................................  38,000   10,901
    Phison Electronics Corp..........................................  25,000  227,322
    Pixart Imaging, Inc..............................................   9,000   34,637
    Planet Technology Corp...........................................   6,000   12,601
    Plastron Precision Co., Ltd......................................  19,000   11,505
    Plotech Co., Ltd.................................................  38,000   26,913
    Polytronics Technology Corp......................................   9,000   20,221
    Posiflex Technology, Inc.........................................   3,000   10,281
    Pou Chen Corp.................................................... 117,000  156,421
    Power Wind Health Industry, Inc..................................   3,000   21,011
    Powertech Technology, Inc........................................  98,000  308,901
    Poya International Co., Ltd......................................   4,000   54,945
    President Chain Store Corp.......................................  47,000  468,877
    President Securities Corp........................................ 104,000   45,081

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Primax Electronics, Ltd..........................................  47,000 $100,216
    Prince Housing & Development Corp................................ 113,000   41,765
    Pro Hawk Corp....................................................   3,000   14,049
    Promate Electronic Co., Ltd......................................  12,000   13,376
    Prosperity Dielectrics Co., Ltd..................................   9,000   17,642
    Qisda Corp....................................................... 207,000  155,226
    QST International Corp...........................................   6,000   12,940
    Quang Viet Enterprise Co., Ltd...................................   6,000   29,652
    Quanta Computer, Inc............................................. 134,000  257,050
    Quanta Storage, Inc..............................................  24,000   29,661
    Radiant Opto-Electronics Corp....................................  31,000  123,079
    Rafael Microelectronics, Inc.....................................   3,000   18,103
    Realtek Semiconductor Corp.......................................  69,000  511,839
    Rechi Precision Co., Ltd.........................................  31,000   24,255
    Rexon Industrial Corp., Ltd......................................   7,000   18,965
    Rich Development Co., Ltd........................................  64,000   22,900
*   Ritek Corp....................................................... 113,000   30,051
*   Roo Hsing Co., Ltd...............................................  86,000   32,434
    Ruentex Development Co., Ltd..................................... 105,400  160,760
    Ruentex Engineering & Construction Co............................   6,000   11,680
    Ruentex Industries, Ltd..........................................  43,600  104,686
*   Run Long Construction Co., Ltd...................................  18,000   40,531
    Samebest Co., Ltd................................................   3,150   13,947
    Sampo Corp.......................................................  36,800   23,952
    San Fang Chemical Industry Co., Ltd..............................  31,000   24,496
    San Far Property, Ltd............................................   5,350    4,105
    San Shing Fastech Corp...........................................   7,000   11,894
    Sanyang Motor Co., Ltd...........................................  82,000   58,818
    SCI Pharmtech, Inc...............................................   7,000   25,620
    Scientech Corp...................................................  10,000   18,037
    SDI Corp.........................................................  13,000   26,522
    Senao International Co., Ltd.....................................  13,000   13,063
    Senao Networks, Inc..............................................   7,000   29,239
    Sercomm Corp.....................................................  21,000   55,252
    Shan-Loong Transportation Co., Ltd...............................  13,000   12,622
    Shih Her Technologies, Inc.......................................  11,000   14,614
*   Shih Wei Navigation Co., Ltd.....................................  37,000   10,465
    Shihlin Electric & Engineering Corp..............................  23,000   34,167
    Shin Kong Financial Holding Co., Ltd............................. 882,552  278,805
    Shin Zu Shing Co., Ltd...........................................  14,000   55,521
*   Shining Building Business Co., Ltd...............................  56,206   21,947
    Shinkong Insurance Co., Ltd......................................  32,000   40,145
    Shinkong Synthetic Fibers Corp................................... 150,000   55,007
    Shiny Chemical Industrial Co., Ltd...............................   9,000   26,973
    Sigurd Microelectronics Corp.....................................  45,000   54,847
    Silergy Corp.....................................................   5,000  140,071
*   Silicon Integrated Systems Corp..................................  51,000   13,603
    Silitech Technology Corp.........................................   7,024    5,466
    Simplo Technology Co., Ltd.......................................  33,000  303,969
    Sinbon Electronics Co., Ltd......................................  28,000  113,300
    Sinher Technology, Inc...........................................  11,000   15,187
    Sinmag Equipment Corp............................................   3,000   10,130
    Sino-American Silicon Products, Inc..............................  72,000  216,469
    SinoPac Financial Holdings Co., Ltd.............................. 446,080  183,073
    Sinyi Realty Co..................................................  28,965   30,556
    Sirtec International Co., Ltd....................................   7,200    7,221
    Sitronix Technology Corp.........................................  14,000   83,541
    Siward Crystal Technology Co., Ltd...............................  22,000   14,426
    Soft-World International Corp....................................   5,000   12,563

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    Solomon Technology Corp..........................................  17,000 $   11,414
    Sonix Technology Co., Ltd........................................  14,000     15,322
*   Speed Tech Corp..................................................   5,000     11,552
    Spirox Corp......................................................  20,000     17,137
    Sporton International, Inc.......................................  10,050     62,709
    St Shine Optical Co., Ltd........................................   9,000    140,598
    Standard Chemical & Pharmaceutical Co., Ltd......................  20,000     21,609
    Standard Foods Corp..............................................  44,000     88,846
    Stark Technology, Inc............................................  18,000     32,589
    Sunny Friend Environmental Technology Co., Ltd...................   5,000     43,288
    Sunonwealth Electric Machine Industry Co., Ltd...................  22,000     27,390
    Sunplus Technology Co., Ltd......................................  43,000     19,538
    Sunrex Technology Corp...........................................  18,000     21,907
    Sunspring Metal Corp.............................................  14,000     13,142
    Supreme Electronics Co., Ltd.....................................  57,000     54,298
    Sweeten Real Estate Development Co., Ltd.........................  18,700     14,000
    Syncmold Enterprise Corp.........................................  13,500     34,674
    Synnex Technology International Corp............................. 217,000    258,823
    Systex Corp......................................................  10,000     24,316
    T3EX Global Holdings Corp........................................  22,000     16,875
#   TA Chen Stainless Pipe........................................... 151,910    163,919
    Ta Ya Electric Wire & Cable......................................  50,960     17,821
    Tah Hsin Industrial Corp.........................................   9,000     10,554
    TA-I Technology Co., Ltd.........................................   9,750     12,920
    Taichung Commercial Bank Co., Ltd................................ 277,728    107,283
    TaiDoc Technology Corp...........................................   9,000     37,009
    Taiflex Scientific Co., Ltd......................................  24,000     33,736
    Tainan Enterprises Co., Ltd......................................  15,000     11,821
    Tainan Spinning Co., Ltd......................................... 132,000     48,517
    Taishin Financial Holding Co., Ltd............................... 266,427    123,731
    Taisun Enterprise Co., Ltd.......................................  26,000     18,144
    Taiwan Business Bank............................................. 286,558    120,801
    Taiwan Cement Corp............................................... 175,283    232,713
    Taiwan Chinsan Electronic Industrial Co., Ltd....................  10,000     11,356
    Taiwan Cogeneration Corp.........................................  59,000     56,763
    Taiwan Cooperative Financial Holding Co., Ltd.................... 386,692    266,042
    Taiwan Fertilizer Co., Ltd.......................................  46,000     73,218
    Taiwan Fire & Marine Insurance Co., Ltd..........................  36,000     24,289
    Taiwan FU Hsing Industrial Co., Ltd..............................  10,000     14,329
    Taiwan Glass Industry Corp....................................... 132,000     50,298
    Taiwan High Speed Rail Corp...................................... 104,000    123,072
    Taiwan Hon Chuan Enterprise Co., Ltd.............................  34,000     61,287
*   Taiwan Land Development Corp.....................................  51,000     14,473
    Taiwan Mobile Co., Ltd...........................................  49,000    182,700
    Taiwan Navigation Co., Ltd.......................................  15,000      9,074
    Taiwan Optical Platform Co., Ltd.................................   3,030     10,772
    Taiwan Paiho, Ltd................................................  25,000     65,319
    Taiwan PCB Techvest Co., Ltd.....................................  31,000     37,200
    Taiwan Sakura Corp...............................................  19,000     30,097
    Taiwan Sanyo Electric Co., Ltd...................................  17,000     17,037
    Taiwan Secom Co., Ltd............................................  39,000    111,649
    Taiwan Semiconductor Co., Ltd....................................  32,000     53,456
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR......  98,219  5,071,047
    Taiwan Semiconductor Manufacturing Co., Ltd......................  40,000    391,992
    Taiwan Shin Kong Security Co., Ltd...............................  32,000     39,477
    Taiwan Styrene Monomer...........................................  82,000     58,160
    Taiwan Surface Mounting Technology Corp..........................  25,000     81,730
    Taiwan TEA Corp.................................................. 104,000     58,024
    Taiwan Union Technology Corp.....................................  27,000    118,329

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
TAIWAN -- (Continued)
    Taiyen Biotech Co., Ltd..........................................  10,000 $ 10,545
*   Tatung Co., Ltd.................................................. 296,000  177,902
    TCI Co., Ltd.....................................................  12,877  142,201
    Teco Electric and Machinery Co., Ltd............................. 240,000  212,809
    Tehmag Foods Corp................................................   2,000   14,645
    Test Research, Inc...............................................  20,000   33,467
    Test-Rite International Co., Ltd.................................  15,000   10,697
    Thinking Electronic Industrial Co., Ltd..........................   8,000   21,530
    Ton Yi Industrial Corp........................................... 177,000   70,692
    Tong Hsing Electronic Industries, Ltd............................  12,000   53,157
    Tong Yang Industry Co., Ltd......................................  26,000   40,593
    Tong-Tai Machine & Tool Co., Ltd.................................  22,000   12,454
    TOPBI International Holdings, Ltd................................   8,000   26,674
    Topco Scientific Co., Ltd........................................  16,000   50,880
    Topkey Corp......................................................   6,000   26,226
    Topoint Technology Co., Ltd......................................  17,000   12,540
    Toung Loong Textile Manufacturing................................  13,000   20,297
*   TPK Holding Co., Ltd.............................................  48,000  104,431
    Transcend Information, Inc.......................................  18,000   39,084
    Tsann Kuen Enterprise Co., Ltd...................................  19,000   10,797
    TSC Auto ID Technology Co., Ltd..................................   3,300   26,949
*   TSEC Corp........................................................  40,680   11,119
    TSRC Corp........................................................  81,000   64,559
    Ttet Union Corp..................................................   2,000    8,162
    TTFB Co., Ltd....................................................   2,000   17,520
    TTY Biopharm Co., Ltd............................................  20,000   52,654
    Tung Ho Steel Enterprise Corp....................................  95,000   67,354
*   Tung Thih Electronic Co., Ltd....................................   5,000   11,934
    TURVO International Co., Ltd.....................................  10,000   23,245
    TWi Pharmaceuticals, Inc.........................................   6,000   13,975
    TXC Corp.........................................................  27,000   33,084
    TYC Brother Industrial Co., Ltd..................................  22,000   21,682
*   Tycoons Group Enterprise.........................................  64,000   12,152
    Tyntek Corp......................................................  45,000   21,789
*   Union Bank Of Taiwan............................................. 102,636   35,936
    Uni-President Enterprises Corp................................... 312,000  770,759
    Unitech Printed Circuit Board Corp...............................  82,540   89,763
    United Integrated Services Co., Ltd..............................  26,000  135,213
    United Orthopedic Corp...........................................  15,000   22,509
*   United Renewable Energy Co., Ltd................................. 240,000   64,923
*   Unity Opto Technology Co., Ltd...................................  44,000    9,771
*   Unizyx Holding Corp..............................................  24,000   16,079
    UPC Technology Corp.............................................. 151,169   51,065
    USI Corp......................................................... 162,320   71,366
    Utechzone Co., Ltd...............................................   9,000   17,889
    Ve Wong Corp.....................................................  13,000   11,481
    VHQ Media Holdings, Ltd..........................................   5,000   19,147
    Visual Photonics Epitaxy Co., Ltd................................  16,000   62,557
    Voltronic Power Technology Corp..................................   8,300  183,728
    Wafer Works Corp.................................................  34,000   39,041
    Wah Hong Industrial Corp.........................................  13,000   10,445
    Wah Lee Industrial Corp..........................................  17,000   30,142
    Walsin Lihwa Corp................................................ 302,000  147,690
    Walsin Technology Corp...........................................  51,000  305,330
    Walton Advanced Engineering, Inc.................................  31,000    9,396
    Wei Chuan Foods Corp.............................................  16,000   13,843
    Weikeng Industrial Co., Ltd......................................  32,945   19,471
    Well Shin Technology Co., Ltd....................................  10,000   16,365
    Wholetech System Hitech, Ltd.....................................   8,000    7,477

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
TAIWAN -- (Continued)
    Win Semiconductors Corp..........................................  21,000 $   218,585
    Winbond Electronics Corp......................................... 269,000     151,424
    Winmate, Inc.....................................................   7,000      13,208
    Wisdom Marine Lines Co., Ltd.....................................  32,000      32,141
    Wistron Corp..................................................... 373,436     342,366
    Wistron NeWeb Corp...............................................  36,340      90,567
    Wowprime Corp....................................................   8,000      20,046
    WPG Holdings, Ltd................................................ 236,400     299,692
    WT Microelectronics Co., Ltd..................................... 110,000     125,659
    WUS Printed Circuit Co., Ltd.....................................  34,200      43,630
*   XinTec, Inc......................................................  14,000      28,852
    Xxentria Technology Materials Corp...............................   8,000      17,968
    Yageo Corp.......................................................  36,396     373,474
*   Yang Ming Marine Transport Corp..................................  79,000      19,656
    YC INOX Co., Ltd.................................................  20,000      17,171
    Yea Shin International Development Co., Ltd......................  20,000      11,120
    Yem Chio Co., Ltd................................................  33,164      12,754
*   Yeong Guan Energy Technology Group Co., Ltd......................   8,000      17,086
    YFC-Boneagle Electric Co., Ltd...................................  16,000      14,251
    YFY, Inc.........................................................  51,000      20,033
    Yi Jinn Industrial Co., Ltd......................................  29,000      13,576
    Yieh Phui Enterprise Co., Ltd.................................... 201,756      60,436
    Young Fast Optoelectronics Co., Ltd..............................  17,000      10,835
    Young Optics, Inc................................................   9,000      23,461
    Youngtek Electronics Corp........................................  12,000      16,110
    Yuanta Financial Holding Co., Ltd................................ 594,000     371,232
    Yulon Finance Corp...............................................  17,600      65,291
    Yulon Motor Co., Ltd............................................. 176,000     113,188
    YungShin Global Holding Corp.....................................  24,000      34,228
    Yungtay Engineering Co., Ltd.....................................   7,000      14,939
    Yusin Holding Corp...............................................   6,000      13,935
    Zeng Hsing Industrial Co., Ltd...................................   4,000      17,447
    Zenitron Corp....................................................  15,000      10,419
    Zero One Technology Co., Ltd.....................................  23,000      23,570
    Zhen Ding Technology Holding, Ltd................................  54,000     255,333
    Zig Sheng Industrial Co., Ltd....................................  49,000      13,014
    Zinwell Corp.....................................................  41,000      30,145
    Zippy Technology Corp............................................   9,000      10,592
                                                                              -----------
TOTAL TAIWAN.........................................................          48,604,182
                                                                              -----------
THAILAND -- (3.4%)
    AAPICO Hitech PCL................................................  31,000      15,297
    Advanced Info Service PCL........................................  29,700     225,246
    Advanced Information Technology PCL, Class F.....................  17,500      11,128
    After You PCL....................................................  38,600      14,701
    Airports of Thailand PCL......................................... 126,900     329,911
    Amata VN PCL, Class F............................................  71,400      11,539
    Ananda Development PCL........................................... 243,100      23,348
    AP Thailand PCL.................................................. 324,100      70,842
    Asia Aviation PCL................................................ 249,400      21,145
    Asia Plus Group Holdings PCL..................................... 125,000       7,410
    Asian Seafoods Coldstorage PCL, Class F..........................  61,400      10,127
    Bangchak Corp. PCL............................................... 138,700     113,459
    Bangkok Aviation Fuel Services PCL...............................  18,700      19,818
    Bangkok Bank PCL.................................................   5,100      29,389
    Bangkok Chain Hospital PCL....................................... 143,700      79,952
    Bangkok Dusit Medical Services PCL, Class F...................... 284,000     225,733
    Bangkok Expressway & Metro PCL................................... 469,600     167,964
    Bangkok Insurance PCL............................................   2,100      21,456

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    Bangkok Land PCL.................................................   898,300 $ 40,757
    BCPG PCL.........................................................   101,900   60,745
    Beauty Community PCL.............................................   302,000   21,404
*   BEC World PCL....................................................   249,600   54,971
    Berli Jucker PCL.................................................    71,500  115,437
    Better World Green PCL...........................................   364,600    6,158
    BTS Group Holdings PCL...........................................   198,400   88,046
    Bumrungrad Hospital PCL..........................................    46,000  183,573
    Cal-Comp Electronics Thailand PCL, Class F.......................   187,000    9,971
    Carabao Group PCL, Class F.......................................    31,100   86,775
    Central Plaza Hotel PCL..........................................    54,600   49,727
    CH Karnchang PCL.................................................   108,900   73,574
    Chularat Hospital PCL, Class F...................................   475,500   40,314
*   CIMB Thai Bank PCL...............................................   636,000   12,427
    COL PCL..........................................................    15,600    9,661
    Com7 PCL, Class F................................................    73,800   70,268
*   Country Group Development PCL....................................   681,000   20,298
    CP ALL PCL.......................................................   129,500  335,598
    Delta Electronics Thailand PCL...................................    26,600   38,761
    Dhipaya Insurance PCL............................................    28,800   22,224
    Do Day Dream PCL.................................................    27,700   25,457
    Dynasty Ceramic PCL..............................................   230,600   14,816
    Eastern Polymer Group PCL, Class F...............................   104,600   25,808
    Eastern Water Resources Development and Management PCL, Class F..    57,100   22,693
    Energy Absolute PCL..............................................   133,100  180,729
    Esso Thailand PCL................................................   182,400   44,399
    Forth Corp. PCL..................................................    56,400   10,180
    Forth Smart Service PCL..........................................   159,400   33,522
    Fortune Parts Industry PCL, Class F..............................   117,400    8,865
    Global Green Chemicals PCL, Class F..............................    67,200   24,703
*   Group Lease PCL..................................................   168,800   29,349
    Gunkul Engineering PCL...........................................   391,200   37,831
    Haad Thip PCL....................................................    21,600   17,097
    Hana Microelectronics PCL........................................    93,100   78,624
    Home Product Center PCL..........................................   371,000  211,333
    Ichitan Group PCL................................................   127,700   28,547
    Indorama Ventures PCL............................................   167,000  154,860
    Interhides PCL...................................................    55,200    6,581
    Interlink Communication PCL......................................   112,600   16,333
    Interlink Telecom PCL............................................    85,200    8,296
    Intouch Holdings PCL.............................................    11,700   25,574
    Intouch Holdings PCL, Class F....................................    18,600   40,656
    IRPC PCL......................................................... 1,153,400  129,875
    Jasmine International PCL........................................   415,000   85,900
    JMT Network Services PCL, Class F................................    59,900   39,874
    Jubilee Enterprise PCL...........................................    41,000   24,305
    Karmarts PCL.....................................................   361,500   51,241
    Kasikornbank PCL.................................................     8,500   39,270
    Kasikornbank PCL.................................................    23,600  108,641
    KCE Electronics PCL..............................................    65,200   31,742
    KGI Securities Thailand PCL......................................   138,200   20,047
    Khon Kaen Sugar Industry PCL.....................................   256,300   16,552
    Kiatnakin Bank PCL...............................................    29,700   64,426
    Krung Thai Bank PCL..............................................   192,900  106,049
    Krungthai Card PCL...............................................    69,000   94,834
    Lalin Property PCL...............................................    95,800   15,673
    Land & Houses PCL................................................   404,500  129,944
    LH Financial Group PCL........................................... 1,435,700   59,910
*   Loxley PCL.......................................................   318,400   16,344

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    LPN Development PCL..............................................    73,800 $ 11,487
    Major Cineplex Group PCL.........................................    92,500   75,360
    MC Group PCL.....................................................   133,900   29,268
    Mega Lifesciences PCL............................................    70,000   66,650
    Minor International PCL..........................................    47,900   57,109
    MK Restaurants Group PCL.........................................    42,300  108,920
*   Mono Technology PCL, Class F.....................................   305,000   14,343
    Muangthai Capital PCL............................................    71,700  147,223
    Namyong Terminal PCL.............................................    77,900   10,268
    Nava Nakorn PCL..................................................   167,200   11,296
    Netbay PCL.......................................................    24,000   24,839
    Noble Development PCL............................................     7,700    4,820
    Origin Property PCL, Class F.....................................   152,900   34,940
    Plan B Media Pcl, Class F........................................   362,600  105,075
    Platinum Group PCL (The), Class F................................    62,200    9,311
    Polyplex Thailand PCL............................................    32,000   14,519
*   Precious Shipping PCL............................................    78,200   21,884
    Premier Marketing PCL............................................   111,900   32,797
    Prima Marine PCL.................................................    75,300   21,197
*   Principal Capital PCL............................................    75,200   10,311
    Property Perfect PCL.............................................   475,900   12,451
    Pruksa Holding PCL...............................................    38,800   20,303
    PTG Energy PCL...................................................    92,400   55,082
    PTT Global Chemical PCL..........................................   155,500  262,643
    Pylon PCL........................................................    55,700    9,223
    Quality Houses PCL...............................................   655,400   56,435
    Raimon Land PCL..................................................   281,100    9,868
    Rajthanee Hospital PCL...........................................    31,400   26,518
    Ratchthani Leasing PCL...........................................   222,625   46,818
*   Regional Container Lines PCL.....................................    78,200    9,841
    Robinson PCL.....................................................    61,100  132,034
    RS PCL...........................................................    65,000   33,582
    Sabina PCL.......................................................    24,600   21,386
    Saha Pathana Inter-Holding PCL...................................     9,200   19,500
    Saha-Union PCL...................................................    15,700   22,098
    Samart Corp. PCL.................................................    80,000   19,738
    Samart Telcoms PCL...............................................    76,700   21,972
    Sansiri PCL...................................................... 1,355,700   51,184
    Sappe PCL........................................................    57,200   44,707
    SC Asset Corp. PCL...............................................   185,800   14,153
    Scan Inter PCL, Class F..........................................   306,200   22,107
    SEAFCO PCL.......................................................    93,390   19,795
    Sena Development PCL.............................................   108,700   11,304
    Siam Cement PCL (The)............................................     9,700  118,861
    Siam Commercial Bank PCL (The)...................................    62,100  231,371
    Siam Future Development PCL......................................   153,720   28,255
    Siam Global House PCL............................................   216,320  108,894
    Siam Wellness Group PCL, Class F.................................    50,300   23,155
    Siamgas & Petrochemicals PCL.....................................    82,600   23,799
    Singha Estate PCL................................................   308,300   32,469
    Sino-Thai Engineering & Construction PCL.........................   119,600   66,543
    SNC Former PCL...................................................    27,900   12,104
    Somboon Advance Technology PCL...................................    42,100   22,029
    SPCG PCL.........................................................   110,800   76,692
    Sri Trang Agro-Industry PCL......................................   144,600   49,804
    Srisawad Corp. PCL...............................................    96,420  205,964
    Srivichai Vejvivat PCL...........................................    64,300   11,180
    Star Petroleum Refining PCL......................................   196,700   57,977
    STP & I PCL......................................................   239,500   46,797

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    Supalai PCL......................................................   192,200 $  103,118
*   Super Energy Corp. PCL........................................... 2,018,000     40,099
    Susco PCL........................................................   107,600      9,907
    SVI PCL..........................................................   130,800     19,667
*   Synergetic Auto Performance Co., Ltd., Class F...................   102,500      7,536
    Synnex Thailand PCL..............................................    95,270     22,875
    Syntec Construction PCL..........................................   213,300     11,938
    TAC Consumer PCL, Class F........................................   165,500     27,679
    Taokaenoi Food & Marketing PCL, Class F..........................   110,400     38,756
    Tapaco PCL.......................................................    60,200     14,355
    TCM Corp. PCL....................................................   195,100     13,310
    Thai Nakarin Hospital PCL........................................    18,000     19,672
    Thai Oil PCL.....................................................   125,200    284,027
    Thai Solar Energy PCL, Class F...................................   419,940     34,769
    Thai Stanley Electric PCL, Class F...............................     2,700     14,083
    Thai Union Group PCL, Class F....................................   192,500     93,078
    Thai Vegetable Oil PCL...........................................    59,300     50,570
*   Thaicom PCL......................................................   129,600     18,971
    Thanachart Capital PCL...........................................    32,400     56,870
    Thitikorn PCL....................................................    37,600     11,581
    TIPCO Foods PCL..................................................    99,200     24,968
    Tisco Financial Group PCL........................................    34,200    110,432
    TMB Bank PCL..................................................... 1,651,100     78,741
    Total Access Communication PCL...................................    81,400    167,140
    True Corp. PCL...................................................   651,400    107,866
    TTCL PCL.........................................................    66,100     15,105
    TTW PCL..........................................................   114,500     51,571
*   U City PCL, Class F..............................................   613,500     38,807
    Union Auction PCL................................................    46,200     12,546
    Unique Engineering & Construction PCL............................   112,900     32,903
    Univentures PCL..................................................    72,900     13,037
    VGI PCL..........................................................   183,800     59,349
    Vinythai PCL.....................................................    19,900     15,422
    WHA Corp. PCL....................................................   340,900     52,837
    WHA Utilities and Power PCL......................................   172,400     36,827
    Workpoint Entertainment PCL......................................    24,500     15,660
                                                                                ----------
TOTAL THAILAND.......................................................            9,416,359
                                                                                ----------
TURKEY -- (0.9%)
*   Akbank Turk A.S..................................................   125,766    151,946
    Alarko Holding A.S...............................................    35,581     28,241
#   Anadolu Anonim Turk Sigorta Sirketi..............................    31,009     22,677
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................    15,877     53,416
    Anadolu Hayat Emeklilik A.S......................................     6,415      6,214
*   Arcelik A.S......................................................    19,265     59,684
    Aselsan Elektronik Sanayi Ve Ticaret A.S.........................     9,883     31,730
    AvivaSA Emeklilik ve Hayat A.S., Class A.........................     7,786     15,866
    Aygaz A.S........................................................     5,453     10,389
*   Bera Holding A.S.................................................    29,474     14,418
    BIM Birlesik Magazalar A.S.......................................    31,782    263,013
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................     5,695      8,831
    Coca-Cola Icecek A.S.............................................    10,144     55,420
    Dogan Sirketler Grubu Holding A.S................................   170,426     51,548
    EGE Endustri VE Ticaret A.S......................................       224     18,653
    ENERJISA ENERJI AS...............................................    22,795     24,666
    Enka Insaat ve Sanayi A.S........................................    38,774     39,147
    Eregli Demir ve Celik Fabrikalari TAS............................    62,003     70,879
    Ford Otomotiv Sanayi A.S.........................................     4,487     50,600
*   Gubre Fabrikalari TAS............................................    33,534     32,821

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
TURKEY -- (Continued)
#*  Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim A.S.............  27,740 $     31,187
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.....  78,533       29,630
    Kordsa Teknik Tekstil A.S........................................  11,564       23,687
*   Koza Altin Isletmeleri A.S.......................................   5,936       72,963
*   Koza Anadolu Metal Madencilik Isletmeleri A.S....................  34,104       52,113
*   Logo Yazilim Sanayi Ve Ticaret A.S...............................   1,706       11,596
*   Mavi Giyim Sanayi Ve Ticaret AS, Class B.........................   3,068       24,757
*   Migros Ticaret A.S...............................................   7,362       26,425
*   NET Holding A.S..................................................  53,373       15,768
    Otokar Otomotiv Ve Savunma Sanayi A.S............................     893       21,941
*   Petkim Petrokimya Holding A.S....................................  89,519       53,849
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S...............  32,583       21,025
    Sasa Polyester Sanayi A.S........................................  18,111       22,037
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  35,964       36,665
*   Tat Gida Sanayi A.S..............................................  16,162       13,258
    TAV Havalimanlari Holding A.S....................................  28,404      129,489
    Tekfen Holding A.S...............................................  27,917       82,655
    Tofas Turk Otomobil Fabrikasi A.S................................  15,732       61,517
    Tupras Turkiye Petrol Rafinerileri A.S...........................   9,691      210,937
*   Turk Traktor ve Ziraat Makineleri A.S............................   1,192        9,162
    Turkcell Iletisim Hizmetleri A.S.................................  48,619      106,904
*   Turkiye Garanti Bankasi A.S......................................  47,867       76,940
#*  Turkiye Halk Bankasi A.S.........................................  45,323       41,510
*   Turkiye Is Bankasi A.S., Class C.................................  72,061       73,020
*   Turkiye Sinai Kalkinma Bankasi A.S............................... 486,982       76,617
*   Turkiye Vakiflar Bankasi TAO, Class D............................  95,174       72,178
*   Ulker Biskuvi Sanayi A.S.........................................   7,845       25,238
*   Vestel Elektronik Sanayi ve Ticaret A.S..........................  17,643       31,423
*   Yapi ve Kredi Bankasi A.S........................................ 104,032       41,446
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S......................   8,253        8,875
                                                                              ------------
TOTAL TURKEY.........................................................            2,514,971
                                                                              ------------
UNITED KINGDOM -- (0.0%)
    Mondi P.L.C......................................................     574       11,870
                                                                              ------------
TOTAL COMMON STOCKS..................................................          265,754,068
                                                                              ------------
PREFERRED STOCKS -- (1.7%)

BRAZIL -- (1.6%)
*   Alpargatas SA....................................................  11,125       75,563
    Banco ABC Brasil S.A.............................................  10,216       45,954
    Banco Bradesco SA................................................  16,700      146,450
    Banco do Estado do Rio Grande do Sul SA, Class B.................  22,800      127,118
    Centrais Eletricas Brasileiras SA, Class B.......................  11,500      117,538
    Cia Brasileira de Distribuicao...................................  24,389      504,686
    Cia de Saneamento do Parana......................................  20,877       94,533
    Cia Energetica de Minas Gerais................................... 103,648      352,773
    Cia Energetica de Sao Paulo, Class B.............................  31,300      231,794
    Cia Energetica do Ceara, Class A.................................     800       12,567
    Cia Paranaense de Energia........................................  12,413      172,306
    Gerdau SA........................................................  48,500      162,412
    Grazziotin SA....................................................   2,000       11,864
    Itau Unibanco Holding SA......................................... 218,500    1,973,882
    Lojas Americanas SA..............................................  46,000      229,283
    Marcopolo SA.....................................................  98,861       89,481
    Randon SA Implementos e Participacoes............................  17,200       44,389
    Schulz SA........................................................   4,400        9,655

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                         SHARES     VALUE>>
                                                                        --------- ------------
BRAZIL -- (Continued)
      Telefonica Brasil SA.............................................       800 $     10,588
                                                                                  ------------
TOTAL BRAZIL...........................................................              4,412,836
                                                                                  ------------
CHILE -- (0.1%)
      Coca-Cola Embonor SA, Class B....................................     7,515       14,021
      Embotelladora Andina SA, Class B.................................    35,945      103,504
      Sociedad Quimica y Minera de Chile SA, Class B...................     5,402      144,144
                                                                                  ------------
TOTAL CHILE............................................................                261,669
                                                                                  ------------
COLOMBIA -- (0.0%)
      Banco Davivienda SA..............................................     2,031       25,959
      Grupo Aval Acciones y Valores SA.................................   149,496       61,258
      Grupo de Inversiones Suramericana SA.............................     4,770       43,720
                                                                                  ------------
TOTAL COLOMBIA.........................................................                130,937
                                                                                  ------------
TOTAL PREFERRED STOCKS.................................................              4,805,442
                                                                                  ------------
RIGHTS/WARRANTS -- (0.0%)

CHINA -- (0.0%)
*     Legend Holdings Corp. Rights 05/23/19............................       515            0
                                                                                  ------------
TAIWAN -- (0.0%)
*     Arcadyan Technology Corp. Rights 11/11/19........................       806          588
*     Cathay Financial Holding Co. Rights 11/25/19.....................    11,659        2,030
*     Sigurd Microelectronics Corp. Rights 11/12/19....................     1,439          503
                                                                                  ------------
TOTAL TAIWAN...........................................................                  3,121
                                                                                  ------------
THAILAND -- (0.0%)
*     Property Perfect Rights 09/30/19.................................    59,487            0
*     TMB Bank PCL Rights 11/26/19..................................... 1,142,999        1,515
                                                                                  ------------
TOTAL THAILAND.........................................................                  1,515
                                                                                  ------------
TOTAL RIGHTS/WARRANTS..................................................                  4,636
                                                                                  ------------
TOTAL INVESTMENT SECURITIES
  (Cost $273,144,046)..................................................            270,564,146
                                                                                  ------------

                                                                                    VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (1.4%)
@(S)  The DFA Short Term Investment Fund...............................   325,778    3,769,579
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $276,913,301)..................................................           $274,333,725
                                                                                  ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- -----------
Common Stocks
   Brazil.................................... $23,008,856          --   --    $23,008,856
   Chile.....................................     493,897 $ 2,071,438   --      2,565,335
   China.....................................   9,212,813  42,044,621   --     51,257,434
   Colombia..................................     851,365          --   --        851,365
   Czech Republic............................          --     403,727   --        403,727

EMERGING MARKETS SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1       LEVEL 2    LEVEL 3    TOTAL
                                              -----------   ------------ ------- ------------
   Egypt..................................... $   224,931             --   --    $    224,931
   Greece....................................          --   $  1,077,778   --       1,077,778
   Hungary...................................          --        569,182   --         569,182
   India.....................................     698,596     35,239,953   --      35,938,549
   Indonesia.................................     230,982      5,813,348   --       6,044,330
   Malaysia..................................          --      7,223,680   --       7,223,680
   Mexico....................................   8,061,815             --   --       8,061,815
   Netherlands...............................     153,710             --   --         153,710
   Peru......................................     416,839             --   --         416,839
   Philippines...............................     155,795      3,056,047   --       3,211,842
   Poland....................................          --      2,761,471   --       2,761,471
   Russia....................................     747,103        784,158   --       1,531,261
   South Africa..............................     930,469     12,175,699   --      13,106,168
   South Korea...............................   2,258,554     44,401,192   --      46,659,746
   Spain.....................................     138,667             --   --         138,667
   Taiwan....................................   5,406,701     43,197,481   --      48,604,182
   Thailand..................................   9,416,359             --   --       9,416,359
   Turkey....................................          --      2,514,971   --       2,514,971
   United Kingdom............................          --         11,870   --          11,870
Preferred Stocks
   Brazil....................................   4,412,836             --   --       4,412,836
   Chile.....................................          --        261,669   --         261,669
   Colombia..................................     130,937             --   --         130,937
Rights/Warrants
   Taiwan....................................          --          3,121   --           3,121
   Thailand..................................          --          1,515   --           1,515
Securities Lending Collateral................          --      3,769,579   --       3,769,579
                                              -----------   ------------   --    ------------
TOTAL........................................ $66,951,225   $207,382,500   --    $274,333,725
                                              ===========   ============   ==    ============

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMON STOCKS -- (97.8%)
COMMUNICATION SERVICES -- (9.9%)
    Activision Blizzard, Inc.........................................   135,605 $ 7,597,948
*   Alaska Communications Systems Group, Inc.........................     1,400       2,296
*   Alphabet, Inc., Class A..........................................    41,495  52,233,906
*   Alphabet, Inc., Class C..........................................    43,652  55,006,322
*   Altice USA, Inc., Class A........................................    49,636   1,536,234
#   AMC Entertainment Holdings, Inc., Class A........................     6,137      57,504
*   AMC Networks, Inc., Class A......................................     7,581     330,153
#*  ANGI Homeservices, Inc., Class A.................................     7,188      49,238
    Anterix, Inc.....................................................     1,500      60,840
    AT&T, Inc........................................................ 1,125,125  43,306,061
    ATN International, Inc...........................................     1,149      68,055
#*  Bandwidth, Inc., Class A.........................................     1,756      98,599
    Beasley Broadcast Group, Inc., Class A...........................       325         929
*   Boingo Wireless, Inc.............................................     6,700      63,449
    Cable One, Inc...................................................       700     927,759
#*  Care.com, Inc....................................................     2,690      31,419
#*  Cargurus, Inc....................................................    13,090     439,693
*   Cars.com, Inc....................................................    12,288     138,977
    CBS Corp., Class A...............................................     5,128     204,864
    CBS Corp., Class B...............................................    45,979   1,657,083
    CenturyLink, Inc.................................................   114,437   1,480,815
*   Charter Communications, Inc., Class A............................    22,137  10,357,017
*   Cincinnati Bell, Inc.............................................     7,080      36,179
#   Cinemark Holdings, Inc...........................................    16,616     608,146
*   Clear Channel Outdoor Holdings, Inc..............................     3,850       8,970
    Cogent Communications Holdings, Inc..............................     7,093     415,934
    Comcast Corp., Class A...........................................   632,859  28,364,740
#*  comScore, Inc....................................................     3,105       7,173
#*  Discovery, Inc., Class A.........................................    23,481     632,930
*   Discovery, Inc., Class C.........................................    49,542   1,250,440
*   DISH Network Corp., Class A......................................    36,046   1,239,261
*   Electronic Arts, Inc.............................................    40,040   3,859,856
#   Entercom Communications Corp., Class A...........................    21,810      75,899
    Entravision Communications Corp., Class A........................     7,308      20,755
#   EW Scripps Co. (The), Class A....................................     5,927      79,629
*   Facebook, Inc., Class A..........................................   333,191  63,856,055
    Fox Corp., Class A...............................................    45,922   1,471,341
*   Fox Corp., Class B...............................................    21,151     660,757
    Gannett Co., Inc.................................................    11,949     129,647
*   GCI Liberty, Inc., Class A.......................................    12,572     879,789
*   Glu Mobile, Inc..................................................    13,614      80,731
*   Gray Television, Inc.............................................    14,471     237,469
*   IAC/InterActiveCorp..............................................    11,168   2,537,928
*   IDT Corp., Class B...............................................     1,800      12,258
*   IMAX Corp........................................................     8,955     191,189
#*  Intelsat SA......................................................     7,282     184,890
    Interpublic Group of Cos., Inc. (The)............................    54,513   1,185,658
*   Iridium Communications, Inc......................................    10,799     264,252
    John Wiley & Sons, Inc., Class A.................................     7,602     350,224
*   Liberty Broadband Corp., Class A.................................     3,994     471,252
*   Liberty Broadband Corp., Class C.................................    15,388   1,816,861
*   Liberty Latin America, Ltd., Class A.............................     2,900      54,201
*   Liberty Latin America, Ltd., Class C.............................    16,586     305,348
*   Liberty Media Corp.-Liberty Braves, Class A......................     1,077      31,793
*   Liberty Media Corp.-Liberty Braves, Class B......................        20         685
*   Liberty Media Corp.-Liberty Braves, Class C......................     2,265      66,614

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CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Liberty Media Corp.-Liberty Formula One, Class A.................   2,694 $    108,918
*   Liberty Media Corp.-Liberty Formula One, Class C.................  26,872    1,142,060
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................  12,538      563,082
*   Liberty Media Corp.-Liberty SiriusXM, Class B....................     200        9,125
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................  23,330    1,054,283
*   Liberty TripAdvisor Holdings, Inc., Class A......................  10,445      100,794
#   Lions Gate Entertainment Corp., Class A..........................   9,697       77,479
    Lions Gate Entertainment Corp., Class B..........................  11,761       88,090
*   Live Nation Entertainment, Inc...................................  21,437    1,511,308
*   Madison Square Garden Co. (The), Class A.........................   2,310      616,585
    Marcus Corp. (The)...............................................   2,400       86,640
#   Match Group, Inc.................................................   8,088      590,343
#   Meredith Corp....................................................   4,576      172,515
#*  MSG Networks, Inc., Class A......................................  12,005      194,601
    National CineMedia, Inc..........................................   6,419       53,888
*   Netflix, Inc.....................................................  59,889   17,212,697
#   New Media Investment Group, Inc..................................   6,243       55,001
#   New York Times Co. (The), Class A................................  18,633      575,760
    News Corp., Class A..............................................  52,850      724,573
    News Corp., Class B..............................................  16,856      238,007
    Nexstar Media Group, Inc., Class A...............................   6,762      657,875
#   Omnicom Group, Inc...............................................  30,860    2,382,083
*   ORBCOMM, Inc.....................................................   7,396       29,658
#*  QuinStreet, Inc..................................................   8,288      106,335
#*  Roku, Inc........................................................   9,914    1,459,341
*   Rosetta Stone, Inc...............................................   1,296       24,831
    Saga Communications, Inc., Class A...............................     575       17,348
#   Salem Media Group, Inc...........................................     400          604
    Scholastic Corp..................................................   2,600      100,100
    Shenandoah Telecommunications Co.................................   7,800      250,848
    Sinclair Broadcast Group, Inc., Class A..........................  10,008      398,719
#   Sirius XM Holdings, Inc.......................................... 235,876    1,585,087
#*  Snap, Inc., Class A..............................................  22,736      342,404
    Spok Holdings, Inc...............................................   2,839       33,784
#*  Sprint Corp......................................................  89,897      558,260
*   Take-Two Interactive Software, Inc...............................  15,957    1,920,425
    TEGNA, Inc.......................................................  23,899      359,202
    Telephone & Data Systems, Inc....................................  15,539      405,413
*   T-Mobile US, Inc.................................................  46,394    3,834,928
*   TripAdvisor, Inc.................................................  13,717      554,167
*   TrueCar Inc......................................................   4,430       14,530
*   Twitter, Inc.....................................................  91,386    2,738,838
*   United States Cellular Corp......................................   1,000       37,220
    Verizon Communications, Inc...................................... 572,491   34,618,531
#   Viacom, Inc., Class A............................................   1,192       28,477
    Viacom, Inc., Class B............................................  48,537    1,046,458
*   Vonage Holdings Corp.............................................  25,192      246,126
    Walt Disney Co. (The)............................................ 272,217   35,366,433
    World Wrestling Entertainment, Inc., Class A.....................   5,200      291,408
*   Yelp, Inc........................................................   9,465      326,637
*   Zayo Group Holdings, Inc.........................................  27,414      935,914
*   Zedge, Inc., Class B.............................................     600        1,056
#*  Zillow Group, Inc., Class A......................................   7,369      238,682
#*  Zillow Group, Inc., Class C......................................  18,207      593,002
*   Zynga, Inc., Class A............................................. 117,300      723,741
                                                                              ------------
TOTAL COMMUNICATION SERVICES.........................................          404,442,229
                                                                              ------------
CONSUMER DISCRETIONARY -- (10.4%)
*   1-800-Flowers.com, Inc., Class A.................................   3,914       55,814

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------ ------------
CONSUMER DISCRETIONARY -- (Continued)
    Aaron's, Inc..................................................... 14,569 $  1,091,655
    Abercrombie & Fitch Co., Class A.................................  8,850      143,281
    Acushnet Holdings Corp...........................................  2,786       79,262
    Adient P.L.C..................................................... 11,297      239,383
*   Adtalem Global Education, Inc....................................  8,180      243,600
    Advance Auto Parts, Inc.......................................... 12,175    1,978,194
*   Amazon.com, Inc.................................................. 57,607  102,348,053
*   American Axle & Manufacturing Holdings, Inc...................... 13,471      112,618
#   American Eagle Outfitters, Inc................................... 22,400      344,512
*   American Outdoor Brands Corp.....................................  5,464       38,685
*   American Public Education, Inc...................................  2,200       47,784
*   America's Car-Mart, Inc..........................................  1,100      100,089
    Aptiv P.L.C...................................................... 35,433    3,173,025
    Aramark.......................................................... 31,206    1,365,575
*   Asbury Automotive Group, Inc.....................................  2,900      299,077
    Autoliv, Inc..................................................... 12,046      937,661
*   AutoNation, Inc..................................................  8,573      435,937
*   AutoZone, Inc....................................................  3,512    4,019,063
#*  Barnes & Noble Education, Inc....................................  4,113       16,904
    Bassett Furniture Industries, Inc................................    306        4,667
#*  BBQ Holdings, Inc................................................  1,332        6,660
*   Beazer Homes USA, Inc............................................    779       11,693
#   Bed Bath & Beyond, Inc........................................... 18,932      259,368
    Best Buy Co., Inc................................................ 33,324    2,393,663
#   Big 5 Sporting Goods Corp........................................  2,146        6,867
    Big Lots, Inc....................................................  5,898      127,810
*   Biglari Holdings, Inc., Class B..................................      7          584
    BJ's Restaurants, Inc............................................  3,098      122,650
    Bloomin' Brands, Inc............................................. 13,400      265,454
*   Booking Holdings, Inc............................................  6,080   12,456,522
*   Boot Barn Holdings, Inc..........................................  3,837      134,487
    BorgWarner, Inc.................................................. 30,075    1,253,526
    Boyd Gaming Corp.................................................  5,900      160,775
*   Bright Horizons Family Solutions, Inc............................  8,347    1,239,696
#   Brinker International, Inc.......................................  6,176      274,523
    Brunswick Corp................................................... 12,048      701,676
#   Buckle, Inc. (The)...............................................  3,112       65,103
#*  Build-A-Bear Workshop, Inc.......................................  2,400        8,352
*   Burlington Stores, Inc...........................................  9,600    1,844,832
*   Caesars Entertainment Corp....................................... 53,109      652,179
    Caleres, Inc.....................................................  5,187      111,624
#   Callaway Golf Co................................................. 13,384      270,624
*   Capri Holdings, Ltd.............................................. 16,100      500,227
*   Career Education Corp............................................  6,800       96,288
#*  CarMax, Inc...................................................... 23,538    2,193,035
    Carnival Corp.................................................... 59,462    2,550,325
    Carriage Services, Inc...........................................  2,167       55,822
*   Carrols Restaurant Group, Inc....................................  4,867       34,702
#   Carter's, Inc....................................................  6,764      678,023
#*  Carvana Co.......................................................  6,408      519,561
    Cato Corp. (The), Class A........................................  2,761       48,290
*   Cavco Industries, Inc............................................  1,157      221,739
#*  Century Communities, Inc.........................................  1,616       48,755
    Cheesecake Factory, Inc. (The)...................................  6,350      265,366
#*  Chegg, Inc....................................................... 14,531      445,520
    Chico's FAS, Inc................................................. 18,000       61,920
#   Children's Place, Inc. (The).....................................  2,340      191,669
*   Chipotle Mexican Grill, Inc......................................  3,774    2,936,776
    Choice Hotels International, Inc.................................  5,483      485,136

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
                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Churchill Downs, Inc.............................................   5,691 $  739,773
*   Chuy's Holdings, Inc.............................................   2,100     51,177
    Citi Trends, Inc.................................................   1,200     21,420
    Collectors Universe, Inc.........................................     600     17,196
    Columbia Sportswear Co...........................................   4,654    420,954
*   Conn's, Inc......................................................   2,882     69,716
    Cooper Tire & Rubber Co..........................................   9,301    262,660
*   Cooper-Standard Holdings, Inc....................................   2,453     78,153
    Core-Mark Holding Co., Inc.......................................   6,545    199,753
#   Cracker Barrel Old Country Store, Inc............................   2,416    375,688
#*  Crocs, Inc.......................................................   9,700    339,403
    Culp, Inc........................................................   1,492     23,081
    Dana, Inc........................................................  18,876    306,357
    Darden Restaurants, Inc..........................................  17,885  2,007,949
#   Dave & Buster's Entertainment, Inc...............................   4,945    196,712
*   Deckers Outdoor Corp.............................................   4,300    657,470
    Delphi Technologies P.L.C........................................  11,811    144,212
*   Denny's Corp.....................................................  11,080    222,930
    Designer Brands, Inc., Class A...................................   9,116    150,414
*   Destination XL Group, Inc........................................   4,200      6,090
#   Dick's Sporting Goods, Inc.......................................  10,939    425,855
#   Dillard's, Inc., Class A.........................................   1,953    134,718
#   Dine Brands Global, Inc..........................................   2,200    160,930
    Dollar General Corp..............................................  36,786  5,898,267
*   Dollar Tree, Inc.................................................  32,938  3,636,355
#   Domino's Pizza, Inc..............................................   5,701  1,548,506
*   Dorman Products, Inc.............................................   4,878    350,972
    DR Horton, Inc...................................................  49,537  2,594,253
    Dunkin' Brands Group, Inc........................................  11,985    942,261
    eBay, Inc........................................................ 120,913  4,262,183
#*  Eldorado Resorts, Inc............................................   6,704    300,138
    Ethan Allen Interiors, Inc.......................................   2,900     57,159
*   Etsy, Inc........................................................  16,299    725,143
*   Everi Holdings, Inc..............................................   5,930     59,656
    Expedia Group, Inc...............................................  19,715  2,694,252
    Extended Stay America, Inc.......................................  24,500    348,145
*   Fiesta Restaurant Group, Inc.....................................   2,996     25,751
*   Five Below, Inc..................................................   7,721    965,974
    Flexsteel Industries, Inc........................................     300      4,971
#*  Floor & Decor Holdings, Inc., Class A............................   7,638    350,050
    Foot Locker, Inc.................................................  16,311    709,692
    Ford Motor Co.................................................... 533,798  4,585,325
#*  Fossil Group, Inc................................................   8,037     87,443
*   Fox Factory Holding Corp.........................................   6,502    396,232
*   frontdoor, Inc...................................................   9,307    448,877
#   GameStop Corp., Class A..........................................  12,940     70,394
    Gap, Inc. (The)..................................................  31,880    518,369
    Garmin, Ltd......................................................  15,640  1,466,250
*   Garrett Motion, Inc..............................................  10,009     95,085
    General Motors Co................................................ 178,711  6,640,901
*   Genesco, Inc.....................................................   2,400     93,240
    Gentex Corp......................................................  39,490  1,107,694
*   Gentherm, Inc....................................................   4,803    200,621
    Genuine Parts Co.................................................  20,593  2,112,430
*   G-III Apparel Group, Ltd.........................................   7,975    200,252
    Goodyear Tire & Rubber Co. (The).................................  31,675    502,682
    Graham Holdings Co., Class B.....................................     608    382,833
*   Grand Canyon Education, Inc......................................   6,920    636,363
    Group 1 Automotive, Inc..........................................   2,780    276,443

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Groupon, Inc.....................................................  67,510 $   187,678
#*  GrubHub, Inc.....................................................  12,333     420,062
#   Guess?, Inc......................................................   9,826     164,585
    H&R Block, Inc...................................................  31,265     781,312
    Hamilton Beach Brands Holding Co., Class A.......................     574      10,705
#   Hanesbrands, Inc.................................................  51,734     786,874
#   Harley-Davidson, Inc.............................................  24,000     933,840
    Hasbro, Inc......................................................  17,548   1,707,596
    Haverty Furniture Cos., Inc......................................   1,700      30,838
*   Helen of Troy, Ltd...............................................   3,400     509,184
#*  Hibbett Sports, Inc..............................................   2,888      68,908
*   Hilton Grand Vacations, Inc......................................  14,005     486,394
    Hilton Worldwide Holdings, Inc...................................  37,820   3,667,027
    Home Depot, Inc. (The)........................................... 157,337  36,908,113
    Hooker Furniture Corp............................................   1,300      30,771
#*  Horizon Global Corp..............................................   3,471      13,329
*   Houghton Mifflin Harcourt Co.....................................   3,402      21,977
    Hyatt Hotels Corp., Class A......................................   6,193     462,865
*   Installed Building Products, Inc.................................   3,123     203,682
    International Game Technology P.L.C..............................   7,805     103,338
#*  iRobot Corp......................................................   3,667     176,236
*   J Alexander's Holdings, Inc......................................   1,458      14,070
    Jack in the Box, Inc.............................................   3,806     319,780
    Johnson Outdoors, Inc., Class A..................................   1,187      69,499
*   K12, Inc.........................................................   3,115      61,646
    KB Home..........................................................   8,900     317,641
#*  Kirkland's, Inc..................................................   1,502       2,373
    Kohl's Corp......................................................  23,760   1,217,938
#*  Kontoor Brands, Inc..............................................   6,566     249,508
    L Brands, Inc....................................................  32,088     546,780
*   Lakeland Industries, Inc.........................................   1,000      11,050
#*  Lands' End, Inc..................................................   1,303      15,727
    Las Vegas Sands Corp.............................................  49,030   3,032,015
*   Laureate Education, Inc., Class A................................  11,129     171,999
    La-Z-Boy, Inc....................................................   6,000     213,060
    LCI Industries...................................................   3,891     377,894
*   Leaf Group, Ltd..................................................     553       1,642
    Lear Corp........................................................   8,444     994,450
#   Leggett & Platt, Inc.............................................  18,177     932,480
    Lennar Corp., Class A............................................  42,212   2,515,835
    Lennar Corp., Class B............................................   1,957      92,018
#*  LGI Homes, Inc...................................................   2,722     213,623
    Lifetime Brands, Inc.............................................     300       2,397
    Lithia Motors, Inc., Class A.....................................   2,987     470,393
*   LKQ Corp.........................................................  45,879   1,559,427
    Lowe's Cos., Inc................................................. 107,540  12,002,539
*   Luby's, Inc......................................................   1,849       3,402
*   Lululemon Athletica, Inc.........................................  12,630   2,579,930
*   M/I Homes, Inc...................................................   2,750     121,495
#   Macy's, Inc......................................................  41,752     632,960
*   Malibu Boats, Inc., Class A......................................   3,500     114,170
    Marine Products Corp.............................................   1,049      14,078
*   MarineMax, Inc...................................................   4,119      63,639
    Marriott International, Inc., Class A............................  39,776   5,033,653
    Marriott Vacations Worldwide Corp................................   6,493     713,775
*   MasterCraft Boat Holdings, Inc...................................   3,540      55,755
#*  Mattel, Inc......................................................  41,721     498,149
    McDonald's Corp.................................................. 107,945  21,232,781
    MDC Holdings, Inc................................................   9,204     356,287

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
>>  Media General, Inc...............................................   3,778 $       357
*   Meritage Homes Corp..............................................   3,700     266,733
    MGM Resorts International........................................  54,564   1,555,074
*   Michaels Cos., Inc. (The)........................................  10,455      91,272
*   Modine Manufacturing Co..........................................   8,649      98,858
*   Mohawk Industries, Inc...........................................   8,319   1,192,778
*   Monarch Casino & Resort, Inc.....................................   1,845      79,686
#   Monro, Inc.......................................................   5,378     377,052
#*  Motorcar Parts of America, Inc...................................   2,528      48,184
#   Movado Group, Inc................................................   2,362      61,530
*   Murphy USA, Inc..................................................   4,848     571,725
    Nathan's Famous, Inc.............................................     509      38,735
*   National Vision Holdings, Inc....................................   7,815     185,997
*   Nautilus, Inc....................................................   4,149       6,846
    Newell Brands, Inc...............................................  39,875     756,429
    NIKE, Inc., Class B.............................................. 173,165  15,506,926
    Nordstrom, Inc...................................................  17,457     626,706
*   Norwegian Cruise Line Holdings, Ltd..............................  26,978   1,369,403
*   NVR, Inc.........................................................     490   1,781,929
    Office Depot, Inc................................................  68,875     141,882
#*  Ollie's Bargain Outlet Holdings, Inc.............................   7,467     476,992
*   O'Reilly Automotive, Inc.........................................  11,295   4,919,085
    Oxford Industries, Inc...........................................   2,882     198,455
    Papa John's International, Inc...................................   3,800     222,490
#*  Party City Holdco, Inc...........................................   9,859      55,408
*   Penn National Gaming, Inc........................................  10,066     214,557
    Penske Automotive Group, Inc.....................................   4,700     228,984
#   PetMed Express, Inc..............................................   2,200      51,513
*   Planet Fitness, Inc., Class A....................................  12,471     793,904
*   PlayAGS, Inc.....................................................   5,260      60,700
#   Polaris, Inc.....................................................   8,338     822,544
    Pool Corp........................................................   5,784   1,199,602
    PulteGroup, Inc..................................................  36,663   1,438,656
    PVH Corp.........................................................   9,783     852,686
*   Quotient Technology Inc..........................................   8,507      73,245
*   Qurate Retail, Inc., Class A.....................................  61,253     584,354
    Ralph Lauren Corp................................................   6,732     646,676
    RCI Hospitality Holdings, Inc....................................   1,000      18,750
*   Red Lion Hotels Corp.............................................   2,034      12,204
*   Red Robin Gourmet Burgers, Inc...................................   3,072      93,696
    Red Rock Resorts, Inc., Class A..................................   8,652     188,441
#*  Regis Corp.......................................................   4,556      93,854
    Rent-A-Center, Inc...............................................   6,145     158,971
*   RH...............................................................   2,835     515,119
    Rocky Brands, Inc................................................     231       6,424
    Ross Stores, Inc.................................................  50,961   5,588,893
    Royal Caribbean Cruises, Ltd.....................................  23,200   2,524,856
*   RTW RetailWinds, Inc.............................................   5,059       7,487
*   Rubicon Project, Inc. (The)......................................   1,283      10,905
    Ruth's Hospitality Group, Inc....................................   4,284      88,165
*   Sally Beauty Holdings, Inc.......................................  17,735     274,892
#*  Scientific Games Corp., Class A..................................  12,254     293,973
*   SeaWorld Entertainment, Inc......................................   7,469     197,331
    Service Corp. International......................................  22,783   1,036,171
*   ServiceMaster Global Holdings, Inc...............................  18,614     751,633
*   Shake Shack, Inc., Class A.......................................   3,585     294,974
*   Shiloh Industries, Inc...........................................   1,564       5,662
#   Shoe Carnival, Inc...............................................     771      25,589
*   Shutterstock, Inc................................................   3,545     143,856

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Signet Jewelers, Ltd.............................................   8,700 $   139,548
    Six Flags Entertainment Corp.....................................   8,978     378,782
*   Skechers U.S.A., Inc., Class A...................................  19,250     719,372
*   Skyline Champion Corp............................................   5,017     141,630
#*  Sleep Number Corp................................................   5,594     269,183
    Sonic Automotive, Inc., Class A..................................   4,001     128,952
*   Stamps.com, Inc..................................................   2,013     169,958
    Standard Motor Products, Inc.....................................   3,866     202,424
    Starbucks Corp................................................... 172,390  14,577,298
    Steven Madden, Ltd...............................................  10,338     425,719
*   Stoneridge, Inc..................................................   3,400     104,992
    Strategic Education, Inc.........................................   3,690     453,981
    Superior Group of Cos, Inc.......................................     324       4,688
#   Tailored Brands, Inc.............................................   6,906      32,044
*   Tandy Leather Factory, Inc.......................................     663       3,375
    Tapestry, Inc....................................................  39,190   1,013,453
    Target Corp......................................................  70,314   7,517,270
*   Taylor Morrison Home Corp........................................  12,000     300,600
*   Tempur Sealy International, Inc..................................   7,223     656,932
#   Tenneco, Inc., Class A...........................................   6,595      83,031
*   Tesla, Inc.......................................................  16,385   5,159,964
    Texas Roadhouse, Inc.............................................   9,593     542,004
    Thor Industries, Inc.............................................   6,891     435,925
#   Tiffany & Co.....................................................  14,675   1,827,184
    TJX Cos., Inc. (The)............................................. 170,258   9,815,374
    Toll Brothers, Inc...............................................  20,185     802,757
*   TopBuild Corp....................................................   5,949     618,280
    Tractor Supply Co................................................  17,053   1,620,376
*   TRI Pointe Group, Inc............................................  14,747     232,118
    Tupperware Brands Corp...........................................   6,100      58,743
*   Ulta Salon Cosmetics & Fragrance, Inc............................   7,773   1,812,275
#*  Under Armour, Inc., Class A......................................  25,722     531,159
#*  Under Armour, Inc., Class C......................................  29,264     541,384
*   Unifi, Inc.......................................................   1,766      48,212
*   Universal Electronics, Inc.......................................   1,700      88,604
*   Urban Outfitters, Inc............................................  10,550     302,785
    Vail Resorts, Inc................................................   5,629   1,308,011
#*  Veoneer, Inc.....................................................  10,946     174,260
#*  Vera Bradley, Inc................................................   2,206      23,737
    VF Corp..........................................................  45,962   3,782,213
*   Vista Outdoor, Inc...............................................   7,300      48,910
#*  Visteon Corp.....................................................   4,607     428,543
#*  Wayfair, Inc., Class A...........................................   7,810     642,216
    Wendy's Co. (The)................................................  26,524     561,778
    Whirlpool Corp...................................................   9,105   1,385,053
*   William Lyon Homes, Class A......................................   4,412      85,372
#   Williams-Sonoma, Inc.............................................  11,160     745,376
    Wingstop, Inc....................................................   4,405     367,509
    Winmark Corp.....................................................     300      54,000
    Winnebago Industries, Inc........................................   5,624     270,346
    Wolverine World Wide, Inc........................................  10,800     320,544
    WW International, Inc............................................   5,008     174,629
    Wyndham Destinations, Inc........................................  13,602     631,269
    Wyndham Hotels & Resorts, Inc....................................  13,602     734,100
    Wynn Resorts, Ltd................................................  10,942   1,327,702
    Yum! Brands, Inc.................................................  43,884   4,463,442
#*  ZAGG, Inc........................................................     171       1,260
#*  Zovio, Inc.......................................................   1,683       3,299

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CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Zumiez, Inc......................................................   2,400 $     76,584
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          426,885,934
                                                                              ------------
CONSUMER STAPLES -- (6.9%)
    Alico, Inc.......................................................     496       16,294
    Altria Group, Inc................................................ 260,484   11,667,078
    Andersons, Inc. (The)............................................   3,670       67,601
    Archer-Daniels-Midland Co........................................  79,111    3,325,827
*   Avon Products, Inc...............................................  74,310      318,790
#   B&G Foods, Inc...................................................   8,042      125,053
*   BJ's Wholesale Club Holdings, Inc................................  15,319      409,017
*   Boston Beer Co., Inc. (The), Class A.............................   1,385      518,627
    Brown-Forman Corp., Class A......................................  15,102      938,589
    Brown-Forman Corp., Class B......................................  39,860    2,611,627
    Bunge, Ltd.......................................................  20,514    1,107,756
#   Calavo Growers, Inc..............................................   2,564      222,376
#   Cal-Maine Foods, Inc.............................................   4,200      167,538
#   Campbell Soup Co.................................................  25,236    1,168,679
    Casey's General Stores, Inc......................................   5,202      888,554
*   Central Garden & Pet Co..........................................   1,175       35,274
*   Central Garden & Pet Co., Class A................................   5,929      167,672
#*  Chefs' Warehouse, Inc. (The).....................................   4,080      135,150
    Church & Dwight Co., Inc.........................................  35,040    2,450,698
    Clorox Co. (The).................................................  17,676    2,610,569
    Coca-Cola Co. (The).............................................. 560,631   30,515,145
#   Coca-Cola Consolidated, Inc......................................     781      214,275
    Colgate-Palmolive Co............................................. 116,444    7,988,058
    Conagra Brands, Inc..............................................  61,443    1,662,033
    Constellation Brands, Inc., Class A..............................  23,743    4,519,005
    Costco Wholesale Corp............................................  61,197   18,182,241
    Coty, Inc., Class A..............................................  45,805      535,461
*   Darling Ingredients, Inc.........................................  26,952      520,174
*   Edgewell Personal Care Co........................................   7,514      262,990
#   Energizer Holdings, Inc..........................................   4,872      207,011
    Estee Lauder Cos., Inc. (The), Class A...........................  30,838    5,744,194
#*  Farmer Brothers Co...............................................   1,300       16,679
    Flowers Foods, Inc...............................................  27,221      591,240
#   Fresh Del Monte Produce, Inc.....................................   5,548      176,981
    General Mills, Inc...............................................  83,038    4,223,313
#*  Hain Celestial Group, Inc. (The).................................  12,400      293,136
*   Herbalife Nutrition, Ltd.........................................  17,200      768,324
    Hershey Co. (The)................................................  19,837    2,913,460
#   Hormel Foods Corp................................................  41,024    1,677,471
*   Hostess Brands, Inc..............................................  12,730      162,689
    Ingles Markets, Inc., Class A....................................   1,110       43,767
    Ingredion, Inc...................................................   9,295      734,305
    Inter Parfums, Inc...............................................   3,030      234,613
    J&J Snack Foods Corp.............................................   1,991      379,803
    JM Smucker Co. (The).............................................  15,490    1,636,983
    John B. Sanfilippo & Son, Inc....................................   1,301      138,062
    Kellogg Co.......................................................  35,563    2,259,317
#   Keurig Dr Pepper, Inc............................................  28,064      790,282
    Kimberly-Clark Corp..............................................  48,614    6,459,828
    Kraft Heinz Co. (The)............................................  76,352    2,468,460
    Kroger Co. (The)................................................. 112,865    2,780,994
    Lamb Weston Holdings, Inc........................................  20,571    1,605,361
    Lancaster Colony Corp............................................   3,096      430,901
*   Landec Corp......................................................   3,992       39,321
*   Lifeway Foods, Inc...............................................     315          627

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
                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
    McCormick & Co., Inc.............................................     607 $     97,509
#   McCormick & Co., Inc. Non-Voting.................................  16,932    2,720,803
#   Medifast, Inc....................................................   2,100      232,974
#   MGP Ingredients, Inc.............................................   2,956      126,783
    Molson Coors Brewing Co., Class B................................  25,147    1,325,750
    Mondelez International, Inc., Class A............................ 203,605   10,679,082
*   Monster Beverage Corp............................................  58,484    3,282,707
    National Beverage Corp...........................................   1,844       81,062
*   Natural Alternatives International, Inc..........................   1,000        8,910
    Nu Skin Enterprises, Inc., Class A...............................   7,059      314,690
    Oil-Dri Corp. of America.........................................     641       22,442
    PepsiCo, Inc..................................................... 194,139   26,630,047
*   Performance Food Group Co........................................  15,639      666,378
    Philip Morris International, Inc................................. 217,539   17,716,376
*   Pilgrim's Pride Corp.............................................   9,583      290,940
*   Post Holdings, Inc...............................................   9,248      951,619
    PriceSmart, Inc..................................................   2,200      163,020
    Procter & Gamble Co. (The)....................................... 347,358   43,249,545
#*  Pyxus International, Inc.........................................     876       10,004
#*  Revlon, Inc., Class A............................................   1,909       50,188
    Rocky Mountain Chocolate Factory, Inc............................     950        8,574
    Sanderson Farms, Inc.............................................   2,941      455,296
*   Seneca Foods Corp., Class A......................................     500       17,690
*   Simply Good Foods Co. (The)......................................   8,484      208,197
    SpartanNash Co...................................................   4,621       60,512
    Spectrum Brands Holdings, Inc....................................   6,297      316,172
*   Sprouts Farmers Market, Inc......................................  16,414      318,596
    Sysco Corp.......................................................  68,280    5,453,524
#   Tootsie Roll Industries, Inc.....................................   2,373       81,347
*   TreeHouse Foods, Inc.............................................   6,632      358,261
    Tyson Foods, Inc., Class A.......................................  41,051    3,398,612
#*  United Natural Foods, Inc........................................   6,000       45,000
    United-Guardian, Inc.............................................     600       11,610
    Universal Corp...................................................   3,647      199,856
*   US Foods Holding Corp............................................  27,981    1,110,006
*   USANA Health Sciences, Inc.......................................   1,600      118,576
#   Vector Group, Ltd................................................  13,792      168,262
    Walgreens Boots Alliance, Inc.................................... 111,017    6,081,511
    Walmart, Inc..................................................... 201,176   23,589,898
#   WD-40 Co.........................................................   1,826      342,192
#   Weis Markets, Inc................................................   1,930       74,286
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          281,168,080
                                                                              ------------
ENERGY -- (4.1%)
    Adams Resources & Energy, Inc....................................     300        9,000
    Apache Corp......................................................  38,209      827,607
*   Apergy Corp......................................................  12,138      305,513
#   Arch Coal, Inc., Class A.........................................   2,689      212,135
    Archrock, Inc....................................................  19,196      185,049
    Baker Hughes Co..................................................  58,422    1,250,231
    Cabot Oil & Gas Corp.............................................  60,126    1,120,749
*   Cactus, Inc., Class A............................................   7,666      227,834
#*  California Resources Corp........................................   8,190       45,782
*   Callon Petroleum Co..............................................  28,039      106,548
#*  CARBO Ceramics, Inc..............................................   2,120        3,074
#*  Carrizo Oil & Gas, Inc...........................................  14,266      104,998
*   Centennial Resource Development, Inc., Class A...................  21,061       71,607
*   Cheniere Energy, Inc.............................................  31,700    1,951,135
#*  Chesapeake Energy Corp........................................... 122,890      164,673

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
                                                                      SHARES    VALUE+
                                                                      ------- -----------
ENERGY -- (Continued)
    Chevron Corp..................................................... 267,765 $31,098,227
    Cimarex Energy Co................................................  12,091     510,482
    Concho Resources, Inc............................................  28,102   1,897,447
    ConocoPhillips................................................... 156,447   8,635,874
*   CONSOL Energy, Inc...............................................   3,000      39,690
*   Continental Resources, Inc.......................................  13,475     397,108
    Core Laboratories NV.............................................   4,453     196,110
    CVR Energy, Inc..................................................   5,612     266,121
*   Dawson Geophysical Co............................................   1,720       4,128
    Delek US Holdings, Inc...........................................  10,681     426,706
#*  Denbury Resources, Inc...........................................  69,938      69,805
    Devon Energy Corp................................................  60,267   1,222,215
    DHT Holdings, Inc................................................   6,363      49,186
*   Diamond Offshore Drilling, Inc...................................   4,379      23,165
    Diamondback Energy, Inc..........................................  21,565   1,849,414
#   DMC Global, Inc..................................................   1,705      76,282
*   Dorian LPG, Ltd..................................................     487       6,063
*   Dril-Quip, Inc...................................................   4,787     196,363
#   EnLink Midstream LLC.............................................   7,482      46,762
    EOG Resources, Inc...............................................  81,299   5,634,834
    EQT Corp.........................................................  34,466     370,165
#   Equitrans Midstream Corp.........................................  29,069     404,640
*   Era Group, Inc...................................................   2,200      21,274
*   Exterran Corp....................................................   5,062      64,136
    Exxon Mobil Corp................................................. 593,816  40,124,147
*   Frank's International NV.........................................   4,232      20,737
    GasLog, Ltd......................................................   8,332     114,232
*   Geospace Technologies Corp.......................................   1,000      14,590
#   Green Plains, Inc................................................   3,514      43,328
*   Gulf Island Fabrication, Inc.....................................   1,100       5,764
#*  Gulfport Energy Corp.............................................  29,472      82,080
    Halliburton Co................................................... 120,406   2,317,815
*   Helix Energy Solutions Group, Inc................................  29,825     256,197
#   Helmerich & Payne, Inc...........................................  17,784     666,900
    Hess Corp........................................................  37,822   2,486,796
    HollyFrontier Corp...............................................  23,391   1,285,102
*   International Seaways, Inc.......................................     164       4,123
    Kinder Morgan, Inc............................................... 291,144   5,817,057
*   KLX Energy Services Holdings, Inc................................   2,780      22,073
    Kosmos Energy, Ltd...............................................  43,591     270,264
    Marathon Oil Corp................................................ 114,077   1,315,308
    Marathon Petroleum Corp..........................................  95,199   6,087,976
*   Matador Resources Co.............................................  15,199     211,418
*   Matrix Service Co................................................   3,244      60,857
#*  McDermott International, Inc.....................................  25,600      41,728
#   Murphy Oil Corp..................................................  24,118     497,554
    NACCO Industries, Inc., Class A..................................     287      14,494
    National Oilwell Varco, Inc......................................  43,515     984,309
*   Natural Gas Services Group, Inc..................................   1,600      19,024
*   Newpark Resources, Inc...........................................  18,686     112,116
    NexTier Oilfield Solutions, Inc..................................   9,344      40,369
    Noble Energy, Inc................................................  67,192   1,294,118
#*  Northern Oil and Gas, Inc........................................  29,474      57,769
*   Oasis Petroleum, Inc.............................................  41,135     107,362
    Occidental Petroleum Corp........................................ 123,642   5,007,501
*   Oceaneering International, Inc...................................  19,190     271,730
*   Oil States International, Inc....................................   8,123     115,915
    ONEOK, Inc.......................................................  58,148   4,060,475
    Panhandle Oil and Gas, Inc., Class A.............................   2,000      28,380

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CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
ENERGY -- (Continued)
#*  Par Pacific Holdings, Inc........................................   5,285 $    119,705
    Parsley Energy, Inc., Class A....................................  41,843      661,538
    Patterson-UTI Energy, Inc........................................  27,725      230,672
    PBF Energy, Inc., Class A........................................  15,842      511,380
*   PDC Energy, Inc..................................................   7,417      147,969
    Peabody Energy Corp..............................................  10,560      111,197
*   Penn Virginia Corp...............................................   1,500       35,700
    Phillips 66......................................................  62,092    7,253,587
    Pioneer Natural Resources Co.....................................  23,789    2,926,523
*   ProPetro Holding Corp............................................  11,426       88,551
    Range Resources Corp.............................................  29,173      117,567
#*  Renewable Energy Group, Inc......................................   5,800       94,772
#*  REX American Resources Corp......................................     400       32,368
*   RigNet, Inc......................................................   1,066        5,586
#   RPC, Inc.........................................................   9,225       38,192
    Schlumberger, Ltd................................................ 152,807    4,995,261
    Scorpio Tankers, Inc.............................................   5,675      180,522
*   SEACOR Holdings, Inc.............................................   2,200       94,402
*   SEACOR Marine Holdings, Inc......................................   2,211       28,765
    Ship Finance International, Ltd..................................   6,400       92,608
    SM Energy Co.....................................................  15,100      118,384
#*  Southwestern Energy Co...........................................  67,154      137,666
*   SRC Energy, Inc..................................................  33,146      103,416
*   Talos Energy, Inc................................................   1,493       32,144
#   Targa Resources Corp.............................................  30,953    1,203,453
    TechnipFMC P.L.C.................................................  52,104    1,028,012
*   Tidewater, Inc...................................................   2,855       46,337
*   Transocean, Ltd..................................................  50,725      240,944
    US Silica Holdings, Inc..........................................   9,737       43,427
#   Valaris P.L.C....................................................  29,850      122,683
    Valero Energy Corp...............................................  61,712    5,984,830
*   W&T Offshore, Inc................................................   6,703       27,013
#*  Whiting Petroleum Corp...........................................  16,371      103,792
    Williams Cos., Inc. (The)........................................ 169,160    3,773,960
    World Fuel Services Corp.........................................  12,674      529,393
*   WPX Energy, Inc..................................................  62,884      627,582
                                                                              ------------
TOTAL ENERGY.........................................................          165,841,641
                                                                              ------------
FINANCIALS -- (13.8%)
    1st Source Corp..................................................   2,189      112,033
    Affiliated Managers Group, Inc...................................   6,797      542,944
    Aflac, Inc....................................................... 109,247    5,807,570
*   Alleghany Corp...................................................   2,171    1,689,668
    Allstate Corp. (The).............................................  47,938    5,101,562
    Ally Financial, Inc..............................................  57,843    1,771,731
*   Ambac Financial Group, Inc.......................................   5,480      112,340
    American Equity Investment Life Holding Co.......................  11,011      271,751
    American Express Co.............................................. 100,707   11,810,917
    American Financial Group, Inc....................................  10,824    1,126,129
    American International Group, Inc................................ 123,774    6,555,071
    American National Insurance Co...................................   1,169      140,257
    American River Bankshares........................................     882       12,710
    Ameriprise Financial, Inc........................................  19,494    2,941,450
    Ameris Bancorp...................................................   6,188      265,156
    AMERISAFE, Inc...................................................   2,573      163,463
    AmeriServ Financial, Inc.........................................     100          416
    Aon P.L.C........................................................  37,542    7,251,613
*   Arch Capital Group, Ltd..........................................  51,658    2,157,238
#   Ares Management Corp., Class A...................................  16,466      486,900

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
                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Argo Group International Holdings, Ltd...........................     4,563 $   282,313
    Arrow Financial Corp.............................................     1,060      37,227
    Arthur J Gallagher & Co..........................................    24,432   2,228,687
    Artisan Partners Asset Management, Inc., Class A.................     8,297     226,923
    Associated Banc-Corp.............................................    24,056     483,766
    Assurant, Inc....................................................     8,626   1,087,480
    Assured Guaranty, Ltd............................................    15,585     731,248
*   Asta Funding, Inc................................................        47         324
*   Athene Holding, Ltd., Class A....................................    21,347     925,392
    Atlantic Union Bankshares Corp...................................     6,055     223,187
#*  Atlanticus Holdings Corp.........................................     1,196       9,460
    Axis Capital Holdings, Ltd.......................................    12,040     715,537
*   Axos Financial, Inc..............................................     7,924     230,192
    Banc of California, Inc..........................................     5,496      75,680
    BancFirst Corp...................................................     1,856     107,444
*   Bancorp, Inc. (The)..............................................    11,158     121,622
    BancorpSouth Bank................................................    11,034     338,413
    Bank of America Corp............................................. 1,304,159  40,781,052
#   Bank of Hawaii Corp..............................................     5,700     497,667
    Bank of New York Mellon Corp. (The)..............................   124,181   5,805,462
    Bank of NT Butterfield & Son, Ltd. (The).........................     6,637     218,689
    Bank OZK.........................................................    16,396     460,072
    BankUnited, Inc..................................................    13,594     466,274
    Banner Corp......................................................     5,157     278,375
#   BB&T Corp........................................................   106,788   5,665,103
*   Berkshire Hathaway, Inc., Class B................................   272,020  57,826,012
    Berkshire Hills Bancorp, Inc.....................................     8,731     270,923
    BGC Partners, Inc., Class A......................................    34,233     178,012
    BlackRock, Inc...................................................    16,542   7,637,441
#   Blackstone Group, Inc. (The), Class A............................    21,869   1,162,556
*   Blucora, Inc.....................................................     5,747     124,308
    BOK Financial Corp...............................................     3,544     273,420
    Boston Private Financial Holdings, Inc...........................    16,355     183,994
    Bridge Bancorp, Inc..............................................       439      14,224
*   Brighthouse Financial, Inc.......................................    15,457     583,656
*   BrightSphere Investment Group P.L.C..............................    11,035     108,364
    Brookline Bancorp, Inc...........................................     9,168     143,938
    Brown & Brown, Inc...............................................    34,636   1,305,084
    Bryn Mawr Bank Corp..............................................     2,727     103,926
    Cadence BanCorp..................................................    18,148     279,116
    Camden National Corp.............................................       900      39,879
*   Cannae Holdings, Inc.............................................     8,442     246,506
#   Capital City Bank Group, Inc.....................................     1,069      30,413
    Capital One Financial Corp.......................................    65,767   6,132,773
    Capitol Federal Financial, Inc...................................    16,210     231,317
    Carolina Financial Corp..........................................       853      32,371
    Cathay General Bancorp...........................................    10,064     357,976
    Cboe Global Markets, Inc.........................................    13,890   1,599,433
    CenterState Bank Corp............................................    13,823     350,551
    Central Pacific Financial Corp...................................     4,331     125,253
    Charles Schwab Corp. (The).......................................   168,819   6,872,621
    Chubb, Ltd.......................................................    64,395   9,815,086
    Cincinnati Financial Corp........................................    20,767   2,351,032
    CIT Group, Inc...................................................    14,192     608,695
    Citigroup, Inc...................................................   331,672  23,833,950
    Citizens Community Bancorp, Inc..................................       600       6,672
    Citizens Financial Group, Inc....................................    63,145   2,220,178
#*  Citizens, Inc....................................................     4,015      26,740
#   City Holding Co..................................................     1,857     147,334

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TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    CME Group, Inc...................................................  49,592 $10,203,554
    CNA Financial Corp...............................................   4,268     191,377
    CNB Financial Corp...............................................     280       8,756
    CNO Financial Group, Inc.........................................  21,200     331,780
    Cohen & Steers, Inc..............................................   3,355     219,551
    Columbia Banking System, Inc.....................................   9,823     386,044
*   Columbia Financial, Inc..........................................   4,380      72,226
    Comerica, Inc....................................................  22,555   1,475,548
#   Commerce Bancshares, Inc.........................................  14,797     952,335
#   Community Bank System, Inc.......................................   7,087     480,357
    Community Trust Bancorp, Inc.....................................   1,749      76,624
    ConnectOne Bancorp, Inc..........................................   3,250      78,910
*   Consumer Portfolio Services, Inc.................................   1,025       3,459
*   Cowen, Inc., Class A.............................................   6,121      91,631
    Crawford & Co., Class A..........................................   3,717      39,363
    Crawford & Co., Class B..........................................   1,800      16,740
*   Credit Acceptance Corp...........................................   1,774     776,675
#   Cullen/Frost Bankers, Inc........................................   8,690     782,795
*   Customers Bancorp, Inc...........................................   2,950      69,561
    CVB Financial Corp...............................................  13,135     272,945
    Diamond Hill Investment Group, Inc...............................     388      54,654
    Dime Community Bancshares, Inc...................................   5,980     115,354
    Discover Financial Services......................................  46,851   3,760,261
    Donegal Group, Inc., Class A.....................................   1,374      20,225
*   Donnelley Financial Solutions, Inc...............................   4,653      52,579
    E*TRADE Financial Corp...........................................  34,791   1,453,916
    Eagle Bancorp, Inc...............................................   5,963     269,170
    East West Bancorp, Inc...........................................  18,946     813,162
    Eaton Vance Corp.................................................  17,021     776,158
#*  eHealth, Inc.....................................................   2,800     193,312
    Employers Holdings, Inc..........................................   3,900     165,126
#*  Encore Capital Group, Inc........................................   2,794      92,733
*   Enova International, Inc.........................................   4,161      97,742
*   Enstar Group, Ltd................................................   1,377     276,639
    Enterprise Financial Services Corp...............................   3,580     156,804
#   Erie Indemnity Co., Class A......................................   3,717     684,932
    ESSA Bancorp, Inc................................................     707      11,559
    Essent Group, Ltd................................................  11,696     609,245
    Evercore, Inc., Class A..........................................   5,480     403,547
    Everest Re Group, Ltd............................................   5,600   1,439,704
    FactSet Research Systems, Inc....................................   5,709   1,447,346
    FB Financial Corp................................................   2,295      86,453
    FBL Financial Group, Inc., Class A...............................   2,100     120,498
    Federal Agricultural Mortgage Corp., Class C.....................   1,372     116,195
    Federated Investors, Inc., Class B...............................  12,401     396,088
    FedNat Holding Co................................................   1,029      14,766
    Fidelity National Financial, Inc.................................  34,550   1,583,772
    Fifth Third Bancorp.............................................. 106,991   3,111,298
    Financial Institutions, Inc......................................   1,243      39,067
    First American Financial Corp....................................  16,328   1,008,744
    First Bancorp....................................................   4,600     173,650
    First BanCorp....................................................  37,277     392,154
    First Busey Corp.................................................   4,518     119,140
    First Citizens BancShares, Inc., Class A.........................   1,022     502,742
    First Commonwealth Financial Corp................................  18,545     261,299
    First Community Bancshares, Inc..................................   1,700      54,111
    First Defiance Financial Corp....................................   3,076      95,110
    First Financial Bancorp..........................................  10,146     237,822
    First Financial Bankshares, Inc..................................  18,270     608,026

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TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    First Financial Corp.............................................   1,135 $    49,792
    First Hawaiian, Inc..............................................   8,300     226,839
    First Horizon National Corp......................................  47,233     754,311
    First Interstate BancSystem, Inc., Class A.......................   3,727     156,385
    First Merchants Corp.............................................   6,618     261,742
    First Midwest Bancorp, Inc.......................................  13,632     280,001
    First Republic Bank..............................................  21,838   2,322,690
    FirstCash, Inc...................................................   7,602     641,533
    Flagstar Bancorp, Inc............................................   3,528     128,207
    Flushing Financial Corp..........................................   3,663      79,267
    FNB Corp.........................................................  48,442     584,210
#   Franklin Resources, Inc..........................................  43,820   1,207,241
    Fulton Financial Corp............................................  24,716     421,655
    GAMCO Investors, Inc., Class A...................................     467       7,360
*   Genworth Financial, Inc., Class A................................  57,056     244,200
    German American Bancorp, Inc.....................................   2,097      69,306
    Glacier Bancorp, Inc.............................................  10,240     433,357
    Global Indemnity, Ltd............................................   1,204      29,811
    Globe Life, Inc..................................................  14,850   1,445,350
    Goldman Sachs Group, Inc. (The)..................................  46,722   9,969,540
    Great Southern Bancorp, Inc......................................   1,100      66,462
    Great Western Bancorp, Inc.......................................   7,415     258,561
*   Green Dot Corp., Class A.........................................   7,627     219,963
#*  Greenlight Capital Re, Ltd., Class A.............................   2,682      28,966
*   Hallmark Financial Services, Inc.................................   1,034      18,426
    Hamilton Lane, Inc., Class A.....................................   4,619     275,385
    Hancock Whitney Corp.............................................  13,063     509,457
    Hanmi Financial Corp.............................................   4,412      84,931
    Hanover Insurance Group, Inc. (The)..............................   6,256     823,978
    Hartford Financial Services Group, Inc. (The)....................  49,236   2,810,391
#   HCI Group, Inc...................................................   1,104      46,423
    Heartland Financial USA, Inc.....................................   4,337     202,885
    Heritage Commerce Corp...........................................   6,041      72,613
    Heritage Financial Corp..........................................   5,382     148,166
    Hilltop Holdings, Inc............................................  10,020     234,067
    Home BancShares, Inc.............................................  20,650     381,612
*   HomeStreet, Inc..................................................   2,186      65,602
    HomeTrust Bancshares, Inc........................................   1,062      28,355
    Hope Bancorp, Inc................................................  15,457     220,571
    Horace Mann Educators Corp.......................................   6,852     298,473
    Horizon Bancorp, Inc.............................................   2,741      50,037
    Houlihan Lokey, Inc..............................................   5,896     278,645
    Huntington Bancshares, Inc....................................... 145,799   2,060,140
    IBERIABANK Corp..................................................   7,980     585,652
    Independence Holding Co..........................................   2,640     103,224
    Independent Bank Corp............................................   4,827     396,200
    Independent Bank Group, Inc......................................   3,987     213,185
    Interactive Brokers Group, Inc., Class A.........................   9,172     436,129
    Intercontinental Exchange, Inc...................................  79,449   7,493,630
    International Bancshares Corp....................................   7,870     322,355
*   INTL. FCStone, Inc...............................................   3,928     157,120
    Invesco, Ltd.....................................................  48,960     823,507
    Investors Bancorp, Inc...........................................  40,700     490,435
    James River Group Holdings, Ltd..................................   4,178     149,614
    Janus Henderson Group P.L.C......................................  23,677     547,649
    Jefferies Financial Group, Inc...................................  36,174     675,369
    JPMorgan Chase & Co.............................................. 467,565  58,408,220
    Kearny Financial Corp............................................  14,367     201,569
    Kemper Corp......................................................   7,586     545,282

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    KeyCorp.......................................................... 141,769 $2,547,589
    Kinsale Capital Group, Inc.......................................   3,185    336,718
    Lakeland Bancorp, Inc............................................   3,852     63,751
#   Lakeland Financial Corp..........................................   3,274    152,405
    Lazard, Ltd., Class A............................................  12,235    456,733
    LegacyTexas Financial Group, Inc.................................   8,644    367,716
    Legg Mason, Inc..................................................  13,474    502,041
#*  LendingClub Corp.................................................   7,919    100,096
#*  LendingTree, Inc.................................................   1,121    403,392
    Lincoln National Corp............................................  28,868  1,630,465
#   Live Oak Bancshares, Inc.........................................   1,853     33,632
    Loews Corp.......................................................  36,005  1,764,245
    LPL Financial Holdings, Inc......................................  12,308    994,979
    M&T Bank Corp....................................................  18,016  2,820,044
    Macatawa Bank Corp...............................................     886      9,263
*   Markel Corp......................................................   1,959  2,293,989
    MarketAxess Holdings, Inc........................................   5,027  1,852,902
    Marlin Business Services Corp....................................   1,200     28,488
    Marsh & McLennan Cos., Inc.......................................  75,068  7,778,546
*   MBIA, Inc........................................................  14,600    135,634
    Mercantile Bank Corp.............................................     285     10,035
    Mercury General Corp.............................................   3,136    150,716
    Meridian Bancorp, Inc............................................   4,269     83,502
    Meta Financial Group, Inc........................................   3,312    104,858
    MetLife, Inc..................................................... 114,695  5,366,579
    MGIC Investment Corp.............................................  15,500    212,505
    Moelis & Co., Class A............................................   6,804    242,767
    Moody's Corp.....................................................  24,111  5,321,057
    Morgan Stanley................................................... 178,850  8,236,042
    Morningstar, Inc.................................................   3,131    506,721
#*  Mr Cooper Group, Inc.............................................   5,755     73,664
    MSCI, Inc........................................................  11,941  2,800,881
    Nasdaq, Inc......................................................  15,231  1,519,597
    National Bank Holdings Corp., Class A............................   4,119    141,694
    National General Holdings Corp...................................   7,887    168,151
    National Western Life Group, Inc., Class A.......................     328     89,413
    Navient Corp.....................................................  42,747    588,626
#   NBT Bancorp, Inc.................................................   5,284    210,039
    Nelnet, Inc., Class A............................................   3,140    192,388
    New York Community Bancorp, Inc..................................  64,046    746,136
>>  NewStar Financial, Inc...........................................   3,834      2,693
*   NMI Holdings, Inc., Class A......................................   9,277    271,352
    Northern Trust Corp..............................................  28,417  2,832,607
    Northfield Bancorp, Inc..........................................   5,064     86,139
    Northrim BanCorp, Inc............................................     600     23,370
    Northwest Bancshares, Inc........................................  13,916    234,763
    OceanFirst Financial Corp........................................   5,616    134,391
    OFG Bancorp......................................................   7,161    145,440
    Old National Bancorp.............................................  20,761    373,594
    Old Republic International Corp..................................  35,057    783,173
    OneMain Holdings, Inc............................................   9,240    369,600
    Oppenheimer Holdings, Inc., Class A..............................     765     20,808
    Opus Bank........................................................   2,493     61,801
    Oritani Financial Corp...........................................   6,231    116,270
*   Pacific Mercantile Bancorp.......................................   1,425     10,203
    Pacific Premier Bancorp, Inc.....................................   4,952    167,155
    PacWest Bancorp..................................................  15,683    580,114
    Park National Corp...............................................   1,287    130,309
    Patriot National Bancorp, Inc....................................      20        260

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Peapack Gladstone Financial Corp.................................   1,562 $   45,610
*   Pennymac Financial Services, Inc.................................   6,634    206,516
    Peoples Bancorp, Inc.............................................   1,197     39,154
    People's United Financial, Inc...................................  48,324    781,399
    Pinnacle Financial Partners, Inc.................................  10,246    602,670
    Piper Jaffray Cos................................................   1,704    133,832
    PJT Partners, Inc., Class A......................................   2,689    111,674
    PNC Financial Services Group, Inc. (The).........................  64,610  9,478,287
    Popular, Inc.....................................................  12,467    678,953
#*  PRA Group, Inc...................................................   5,700    193,401
    Preferred Bank...................................................   1,290     68,770
    Primerica, Inc...................................................   6,182    780,045
    Principal Financial Group, Inc...................................  36,340  1,939,829
    ProAssurance Corp................................................   6,800    266,696
    Progressive Corp. (The)..........................................  80,974  5,643,888
#   Prosperity Bancshares, Inc.......................................   9,080    626,702
    Protective Insurance Corp., Class B..............................     562      8,941
    Provident Financial Services, Inc................................   8,862    221,107
    Prudential Financial, Inc........................................  57,143  5,208,013
    Pzena Investment Management, Inc., Class A.......................     566      4,698
    Radian Group, Inc................................................  18,341    460,359
    Raymond James Financial, Inc.....................................  17,400  1,452,726
*   Regional Management Corp.........................................     133      3,848
    Regions Financial Corp........................................... 145,331  2,339,829
    Reinsurance Group of America, Inc................................   8,590  1,395,617
    RenaissanceRe Holdings, Ltd......................................   5,405  1,011,708
    Renasant Corp....................................................   7,295    253,136
    Republic Bancorp, Inc., Class A..................................     805     35,798
*   Republic First Bancorp, Inc......................................     500      2,025
    Riverview Bancorp, Inc...........................................   1,205      8,664
    RLI Corp.........................................................   6,014    585,282
    S&P Global, Inc..................................................  34,388  8,871,760
    S&T Bancorp, Inc.................................................   5,942    223,746
*   Safeguard Scientifics, Inc.......................................   1,767     19,985
    Safety Insurance Group, Inc......................................   1,800    174,960
    Sandy Spring Bancorp, Inc........................................   5,289    182,470
    Santander Consumer USA Holdings, Inc.............................  16,534    414,673
*   Seacoast Banking Corp. of Florida................................   2,685     75,180
    SEI Investments Co...............................................  20,218  1,211,463
    Selective Insurance Group, Inc...................................   8,098    559,734
#   ServisFirst Bancshares, Inc......................................   5,118    179,130
    Sierra Bancorp...................................................     240      6,538
    Signature Bank...................................................   6,794    803,866
    Simmons First National Corp., Class A............................  11,400    272,688
    SLM Corp.........................................................  53,247    449,405
#   South State Corp.................................................   4,405    347,378
#   Southside Bancshares, Inc........................................   3,294    113,478
    State Auto Financial Corp........................................   1,800     59,562
    State Street Corp................................................  50,526  3,338,253
    Sterling Bancorp.................................................  30,548    600,268
    Stewart Information Services Corp................................   2,494    102,054
    Stifel Financial Corp............................................   8,789    492,008
    Stock Yards Bancorp, Inc.........................................   2,599    103,804
    SunTrust Banks, Inc..............................................  62,250  4,254,165
*   SVB Financial Group..............................................   6,992  1,548,588
    Synchrony Financial..............................................  93,362  3,302,214
    Synovus Financial Corp...........................................  23,034    780,162
    T Rowe Price Group, Inc..........................................  33,020  3,823,716
    TCF Financial Corp...............................................  18,862    746,747

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CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
FINANCIALS -- (Continued)
    TD Ameritrade Holding Corp.......................................  38,548 $  1,479,472
    Territorial Bancorp, Inc.........................................     840       24,830
*   Texas Capital Bancshares, Inc....................................   5,603      302,898
#   TFS Financial Corp...............................................   9,945      191,541
*   Third Point Reinsurance, Ltd.....................................   3,922       37,220
    Tompkins Financial Corp..........................................   1,215      106,325
    Towne Bank.......................................................   7,933      222,838
    Travelers Cos., Inc. (The).......................................  36,280    4,754,857
    TriCo Bancshares.................................................   1,628       61,262
*   Triumph Bancorp, Inc.............................................   4,799      155,728
    TrustCo Bank Corp. NY............................................   7,300       63,072
    Trustmark Corp...................................................  10,591      363,483
    U.S. Bancorp..................................................... 215,965   12,314,324
    UMB Financial Corp...............................................   4,774      311,551
    Umpqua Holdings Corp.............................................  24,579      388,840
    United Bankshares, Inc...........................................  13,136      519,397
    United Community Banks, Inc......................................  10,398      314,124
    United Community Financial Corp..................................     596        6,788
    United Financial Bancorp, Inc....................................   5,504       77,716
    United Fire Group, Inc...........................................   2,765      125,863
    United Security Bancshares.......................................   1,875       19,069
    Universal Insurance Holdings, Inc................................   4,236      114,838
    Univest Financial Corp...........................................   2,249       57,912
    Unum Group.......................................................  29,554      813,917
#   Valley National Bancorp..........................................  36,709      425,090
    Value Line, Inc..................................................     300        6,069
    Veritex Holdings, Inc............................................   6,097      150,108
#   Virtu Financial, Inc., Class A...................................   6,550      111,088
    Virtus Investment Partners, Inc..................................     750       81,360
    Voya Financial, Inc..............................................  20,581    1,110,551
#   Waddell & Reed Financial, Inc., Class A..........................   9,308      154,140
    Walker & Dunlop, Inc.............................................   4,440      279,676
    Washington Federal, Inc..........................................  11,396      415,498
    Washington Trust Bancorp, Inc....................................   1,700       86,853
    Waterstone Financial, Inc........................................   1,767       32,919
    Webster Financial Corp...........................................  13,134      579,209
    Wells Fargo & Co................................................. 600,053   30,980,736
    WesBanco, Inc....................................................   5,168      194,265
    West Bancorporation, Inc.........................................   2,033       47,735
#   Westamerica Bancorporation.......................................   3,200      211,264
    Western Alliance Bancorp.........................................  14,411      710,895
    Western New England Bancorp, Inc.................................   4,099       39,186
    Westwood Holdings Group, Inc.....................................     700       21,161
    White Mountains Insurance Group, Ltd.............................     483      517,293
    Willis Towers Watson P.L.C.......................................  16,990    3,175,431
    Wintrust Financial Corp..........................................   7,273      464,163
#   WisdomTree Investments, Inc......................................   6,819       34,845
*   World Acceptance Corp............................................     933       96,855
    WR Berkley Corp..................................................  20,598    1,439,800
    WSFS Financial Corp..............................................   7,001      295,232
    Zions Bancorp NA.................................................  25,393    1,230,799
                                                                              ------------
TOTAL FINANCIALS.....................................................          564,682,941
                                                                              ------------
HEALTH CARE -- (13.6%)
    Abbott Laboratories.............................................. 267,288   22,347,950
    AbbVie, Inc...................................................... 214,945   17,098,875
*   ABIOMED, Inc.....................................................   7,828    1,624,936
#*  Acadia Healthcare Co., Inc.......................................  11,576      347,164
#*  ACADIA Pharmaceuticals, Inc......................................   8,483      359,764

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
*   Acceleron Pharma Inc.............................................     956 $    42,896
#*  Accuray, Inc.....................................................     125         325
*   Achillion Pharmaceuticals, Inc...................................   1,800      11,538
*   Addus HomeCare Corp..............................................   2,000     168,420
#*  Adverum Biotechnologies, Inc.....................................   9,518      69,196
    Agilent Technologies, Inc........................................  45,962   3,481,621
#*  Agios Pharmaceuticals, Inc.......................................   7,675     230,864
#*  Aimmune Therapeutics Inc.........................................   5,713     158,936
*   Alexion Pharmaceuticals, Inc.....................................  33,293   3,509,082
*   Align Technology, Inc............................................  10,119   2,552,923
#*  Alkermes P.L.C...................................................  21,525     420,383
    Allergan P.L.C...................................................  35,721   6,290,825
*   Allscripts Healthcare Solutions, Inc.............................  22,760     248,994
*   Alnylam Pharmaceuticals, Inc.....................................  12,658   1,097,955
#*  AMAG Pharmaceuticals, Inc........................................   4,612      44,759
*   Amedisys, Inc....................................................   4,237     544,539
    AmerisourceBergen Corp...........................................  22,133   1,889,716
    Amgen, Inc.......................................................  84,121  17,938,803
*   Amicus Therapeutics, Inc.........................................  19,725     166,282
*   AMN Healthcare Services, Inc.....................................   6,328     371,833
*   Amphastar Pharmaceuticals, Inc...................................   2,755      53,213
*   AnaptysBio, Inc..................................................   2,444      92,188
*   AngioDynamics, Inc...............................................   8,111     124,098
*   ANI Pharmaceuticals, Inc.........................................     786      61,394
*   Anika Therapeutics, Inc..........................................   1,888     132,896
    Anthem, Inc......................................................  36,221   9,746,347
#*  Arena Pharmaceuticals, Inc.......................................   8,044     391,863
*   Assertio Therapeutics, Inc.......................................   8,100       6,400
#*  Atara Biotherapeutics, Inc.......................................   5,420      59,186
*   AtriCure Inc.....................................................   3,515      93,464
    Atrion Corp......................................................     200     168,686
*   Audentes Therapeutics, Inc.......................................   4,309     115,912
*   Avanos Medical, Inc..............................................   7,033     309,733
    Baxter International, Inc........................................  68,835   5,279,644
    Becton Dickinson and Co..........................................  37,516   9,604,096
*   Biogen, Inc......................................................  26,721   7,981,830
*   BioMarin Pharmaceutical, Inc.....................................  24,695   1,807,921
*   Bio-Rad Laboratories, Inc., Class A..............................   3,113   1,032,333
*   BioSpecifics Technologies Corp...................................     324      15,691
    Bio-Techne Corp..................................................   5,789   1,205,096
*   BioTelemetry, Inc................................................   5,963     234,704
#*  Bluebird Bio, Inc................................................   6,932     561,492
*   Boston Scientific Corp........................................... 194,600   8,114,820
    Bristol-Myers Squibb Co.......................................... 227,309  13,040,717
*   Brookdale Senior Living, Inc.....................................  33,789     248,349
    Bruker Corp......................................................  14,667     652,682
*   Cambrex Corp.....................................................   4,241     253,315
#   Cantel Medical Corp..............................................   5,530     403,082
*   Capital Senior Living Corp.......................................   3,849      15,819
    Cardinal Health, Inc.............................................  40,513   2,003,368
*   Cardiovascular Systems, Inc......................................   6,970     310,304
*   Catalent, Inc....................................................  19,110     929,701
*   Celgene Corp.....................................................  68,002   7,346,256
*   Centene Corp.....................................................  56,815   3,015,740
    Cerner Corp......................................................  41,195   2,765,008
*   Charles River Laboratories International, Inc....................   7,143     928,447
    Chemed Corp......................................................   2,300     905,993
*   Cigna Corp.......................................................  52,440   9,358,442
    Computer Programs & Systems, Inc.................................   1,145      26,415

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
*   Concert Pharmaceuticals, Inc.....................................   2,800 $    17,444
    CONMED Corp......................................................   3,600     396,072
    Cooper Cos., Inc. (The)..........................................   6,672   1,941,552
#*  Corcept Therapeutics, Inc........................................  14,598     212,985
*   CorVel Corp......................................................   1,800     142,416
#*  Covetrus, Inc....................................................   8,196      81,263
*   Cross Country Healthcare, Inc....................................   5,300      57,293
*   CryoLife, Inc....................................................   6,761     151,784
#*  Cumberland Pharmaceuticals, Inc..................................   2,792      14,686
*   Cutera, Inc......................................................   1,850      58,275
    CVS Health Corp.................................................. 181,054  12,020,175
*   Cymabay Therapeutics, Inc........................................   6,663      29,917
    Danaher Corp.....................................................  87,627  12,076,753
*   DaVita, Inc......................................................  16,540     969,244
*   Deciphera Pharmaceuticals, Inc...................................   2,246      99,588
#*  Denali Therapeutics, Inc.........................................   7,326     114,798
    DENTSPLY SIRONA, Inc.............................................  28,853   1,580,567
*   DexCom, Inc......................................................  12,679   1,955,609
*   Diplomat Pharmacy, Inc...........................................   4,300      23,392
*   Eagle Pharmaceuticals, Inc.......................................   2,534     158,882
*   Edwards Lifesciences Corp........................................  29,331   6,991,924
*   Elanco Animal Health, Inc........................................  59,718   1,613,580
    Eli Lilly & Co................................................... 114,397  13,035,538
*   Emergent BioSolutions, Inc.......................................   6,931     396,176
*   Enanta Pharmaceuticals, Inc......................................   1,869     113,785
    Encompass Health Corp............................................  14,301     915,550
    Ensign Group, Inc. (The).........................................   6,268     264,823
*   Enzo Biochem, Inc................................................   3,718      11,749
#*  Epizyme, Inc.....................................................  10,206     117,471
#*  Evolent Health, Inc., Class A....................................   7,826      59,634
#*  Exact Sciences Corp..............................................  17,284   1,503,708
*   Exelixis, Inc....................................................  39,633     612,330
*   FibroGen, Inc....................................................   6,369     249,346
*   Fluidigm Corp....................................................   5,000      24,600
*   G1 Therapeutics, Inc.............................................   1,524      32,339
#*  Genomic Health, Inc..............................................   3,069     204,641
    Gilead Sciences, Inc............................................. 178,914  11,398,611
#*  Global Blood Therapeutics, Inc...................................   7,535     361,303
*   Globus Medical, Inc., Class A....................................  10,657     558,107
#*  Guardant Health, Inc.............................................   1,424      98,968
*   Haemonetics Corp.................................................   7,180     866,841
*   Hanger, Inc......................................................   3,139      70,973
#*  Harvard Bioscience, Inc..........................................   4,139      11,589
    HCA Healthcare, Inc..............................................  38,901   5,194,840
*   HealthEquity, Inc................................................   8,405     477,320
*   HealthStream, Inc................................................   2,809      78,821
*   Henry Schein, Inc................................................  20,492   1,282,492
#*  Heska Corp.......................................................     628      50,881
    Hill-Rom Holdings, Inc...........................................   9,786   1,024,496
*   HMS Holdings Corp................................................  13,850     452,757
*   Hologic, Inc.....................................................  39,092   1,888,535
*   Horizon Therapeutics P.L.C.......................................  22,573     652,585
    Humana, Inc......................................................  19,073   5,611,277
*   ICU Medical, Inc.................................................   2,432     393,036
*   IDEXX Laboratories, Inc..........................................  12,523   3,569,180
*   Illumina, Inc....................................................  20,721   6,123,470
*   Incyte Corp......................................................  24,925   2,091,706
#*  Innoviva, Inc....................................................  12,321     143,170
*   Inogen, Inc......................................................   2,436     132,604

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CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- -----------
HEALTH CARE -- (Continued)
*    Insmed, Inc......................................................   6,543 $   121,634
#*   Insulet Corp.....................................................   9,356   1,359,614
*    Integer Holdings Corp............................................   5,040     390,298
*    Integra LifeSciences Holdings Corp...............................  10,300     598,018
#*   Intra-Cellular Therapies, Inc....................................   7,505      69,421
#*   IntriCon Corp....................................................     800      16,544
*    Intuitive Surgical, Inc..........................................  15,836   8,756,516
#*   Invitae Corp.....................................................   1,732      27,903
#*   Ionis Pharmaceuticals, Inc.......................................  17,930     999,060
*    IQVIA Holdings, Inc..............................................  21,731   3,138,391
*    Jazz Pharmaceuticals P.L.C.......................................   8,046   1,010,819
     Johnson & Johnson................................................ 371,427  49,043,221
*    Laboratory Corp. of America Holdings.............................  14,331   2,361,319
*    Lantheus Holdings, Inc...........................................   7,644     159,377
#    LeMaitre Vascular, Inc...........................................   2,283      78,992
*    LHC Group, Inc...................................................   4,672     518,452
#*   Ligand Pharmaceuticals, Inc......................................   2,861     311,305
*    LivaNova P.L.C...................................................   6,254     442,345
     Luminex Corp.....................................................   5,316     108,951
*    MacroGenics, Inc.................................................   2,287      19,440
#*   Madrigal Pharmaceuticals, Inc....................................     502      46,400
*    Magellan Health, Inc.............................................   2,600     168,740
*    Masimo Corp......................................................   7,494   1,092,550
     McKesson Corp....................................................  25,568   3,400,544
*>>  MedCath Corp.....................................................   1,565           0
*    MEDNAX, Inc......................................................  12,981     285,063
*    Medpace Holdings, Inc............................................   3,665     269,854
     Medtronic P.L.C.................................................. 186,734  20,335,333
     Merck & Co., Inc................................................. 362,748  31,435,742
     Meridian Bioscience, Inc.........................................   8,963      87,748
*    Merit Medical Systems, Inc.......................................   7,199     148,695
#    Mesa Laboratories, Inc...........................................     780     177,645
*    Mettler-Toledo International, Inc................................   3,400   2,396,796
*    Mirati Therapeutics, Inc.........................................   1,400     131,852
*    Molina Healthcare, Inc...........................................   8,093     952,061
*    Momenta Pharmaceuticals, Inc.....................................   8,447     130,760
*    Mylan NV.........................................................  48,138     921,843
#*   MyoKardia Inc....................................................     261      14,963
*    Myriad Genetics, Inc.............................................   9,000     303,030
     National HealthCare Corp.........................................   1,000      82,180
     National Research Corp...........................................     700      40,201
*    Natus Medical, Inc...............................................   4,206     141,658
#*   Neogen Corp......................................................   5,963     387,953
#*   NeoGenomics, Inc.................................................  12,162     278,875
*    Neurocrine Biosciences, Inc......................................  12,830   1,276,457
*    NextGen Healthcare, Inc..........................................   9,893     167,241
*    Novocure, Ltd....................................................  10,057     720,483
*    NuVasive, Inc....................................................   7,117     502,033
#*   Nuvectra Corp....................................................     916       1,209
*    Omnicell, Inc....................................................   5,051     355,540
*    Option Care Health, Inc..........................................   6,872      24,327
*    OraSure Technologies, Inc........................................  10,193      87,048
*    Orthofix Medical, Inc............................................   3,522     148,030
#    Owens & Minor, Inc...............................................   6,767      45,542
*    Pacira BioSciences, Inc..........................................   6,544     264,967
#    Patterson Cos., Inc..............................................  10,936     187,334
#*   PDL BioPharma, Inc...............................................  14,616      41,217
     Pennant Group, Inc...............................................   3,134      56,381
#*   Penumbra, Inc....................................................   4,797     748,188

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
    PerkinElmer, Inc.................................................  16,170 $ 1,389,973
    Perrigo Co. P.L.C................................................  15,385     815,713
#*  PetIQ, Inc.......................................................   3,789      93,664
    Pfizer, Inc...................................................... 808,701  31,029,857
    Phibro Animal Health Corp., Class A..............................   3,417      81,871
*   PRA Health Sciences, Inc.........................................   7,948     776,599
#*  Premier, Inc., Class A...........................................   8,307     270,642
*   Prestige Consumer Healthcare, Inc................................   7,328     259,851
    ProPhase Labs, Inc...............................................       6          10
*   Providence Service Corp. (The)...................................   1,602     102,320
    Quest Diagnostics, Inc...........................................  17,526   1,774,507
*   Quidel Corp......................................................   5,538     315,112
#*  Quorum Health Corp...............................................   3,422       3,798
*   R1 RCM, Inc......................................................   9,353      99,422
*   RadNet, Inc......................................................   1,992      31,115
*   Regeneron Pharmaceuticals, Inc...................................  11,080   3,393,582
#*  REGENXBIO, Inc...................................................   5,056     180,449
*   Repligen Corp....................................................   5,616     446,416
    ResMed, Inc......................................................  19,905   2,944,348
*   Retrophin, Inc...................................................   4,172      50,064
*   RTI Surgical Holdings, Inc.......................................   5,843      12,855
#*  Sage Therapeutics, Inc...........................................   6,393     867,210
#*  Sangamo Therapeutics, Inc........................................  14,055     127,198
#*  Sarepta Therapeutics, Inc........................................   9,065     752,939
*   SeaSpine Holdings Corp...........................................     866      11,985
*   Seattle Genetics, Inc............................................  15,177   1,630,010
*   Select Medical Holdings Corp.....................................  11,059     201,495
*   Spark Therapeutics, Inc..........................................   3,014     329,038
#*  Spectrum Pharmaceuticals, Inc....................................   6,160      47,802
#*  STAAR Surgical Co................................................   6,533     214,152
    STERIS P.L.C.....................................................  11,989   1,697,283
    Stryker Corp.....................................................  46,708  10,101,539
*   Supernus Pharmaceuticals, Inc....................................   7,081     196,781
*   Surmodics, Inc...................................................   1,400      66,514
*   Syneos Health, Inc...............................................   9,745     488,712
#*  Tactile Systems Technology, Inc..................................   1,413      64,178
    Taro Pharmaceutical Industries, Ltd..............................   1,823     147,371
#*  Teladoc Health, Inc..............................................   5,152     394,643
    Teleflex, Inc....................................................   6,387   2,218,908
#*  Tenet Healthcare Corp............................................  13,193     334,311
    Thermo Fisher Scientific, Inc....................................  55,766  16,840,217
#*  Tivity Health, Inc...............................................   5,846      94,764
#*  Triple-S Management Corp., Class B...............................   2,641      39,958
#*  Ultragenyx Pharmaceutical Inc....................................   5,445     218,562
*   United Therapeutics Corp.........................................   5,524     496,276
    UnitedHealth Group, Inc.......................................... 133,634  33,769,312
    Universal Health Services, Inc., Class B.........................  11,283   1,550,961
#   US Physical Therapy, Inc.........................................   1,602     226,635
    Utah Medical Products, Inc.......................................     276      28,282
*   Vanda Pharmaceuticals, Inc.......................................   7,224      97,596
*   Varex Imaging Corp...............................................   4,622     138,706
*   Varian Medical Systems, Inc......................................  12,464   1,505,776
*   Veeva Systems, Inc., Class A.....................................  16,208   2,298,781
*   Vertex Pharmaceuticals, Inc......................................  35,234   6,887,542
#*  Vocera Communications, Inc.......................................   2,138      42,589
*   Waters Corp......................................................   9,876   2,089,959
*   WellCare Health Plans, Inc.......................................   6,478   1,921,375
    West Pharmaceutical Services, Inc................................   9,389   1,350,514
*   Wright Medical Group NV..........................................  14,322     297,898

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------ ------------
HEALTH CARE -- (Continued)
#*  Xencor, Inc......................................................  5,879 $    201,121
    Zimmer Biomet Holdings, Inc...................................... 27,872    3,852,747
    Zoetis, Inc...................................................... 66,445    8,499,644
#*  Zogenix, Inc.....................................................  3,764      168,063
                                                                             ------------
TOTAL HEALTH CARE....................................................         555,168,293
                                                                             ------------
INDUSTRIALS -- (10.3%)
    3M Co............................................................ 80,472   13,277,075
#   AAON, Inc........................................................  7,351      357,700
    AAR Corp.........................................................  6,140      256,345
    ABM Industries, Inc..............................................  8,770      319,754
    ACCO Brands Corp................................................. 14,620      133,773
    Acme United Corp.................................................    400        8,264
    Actuant Corp., Class A...........................................  7,200      178,344
    Acuity Brands, Inc...............................................  9,150    1,141,828
*   Advanced Disposal Services, Inc..................................  6,342      207,891
    Advanced Drainage Systems, Inc...................................  7,190      266,174
*   AECOM............................................................ 34,491    1,379,985
*   Aegion Corp......................................................  6,240      135,221
*   Aerojet Rocketdyne Holdings, Inc................................. 14,951      646,332
*   Aerovironment, Inc...............................................  2,727      158,111
    AGCO Corp........................................................ 12,788      980,712
    Air Lease Corp................................................... 23,766    1,045,229
*   Air Transport Services Group, Inc................................  8,719      182,314
    Alamo Group, Inc.................................................  1,990      213,049
    Alaska Air Group, Inc............................................ 25,533    1,772,756
    Albany International Corp., Class A..............................  4,033      338,691
#   Allegiant Travel Co..............................................  1,647      275,593
    Allegion P.L.C................................................... 12,795    1,484,732
    Allison Transmission Holdings, Inc............................... 17,396      758,640
    Altra Industrial Motion Corp.....................................  9,167      282,344
    AMERCO...........................................................  1,054      426,912
*   Ameresco, Inc., Class A..........................................  1,700       25,058
#   American Airlines Group, Inc..................................... 56,578    1,700,735
*   American Woodmark Corp...........................................  2,688      266,542
    AMETEK, Inc...................................................... 33,042    3,028,299
    AO Smith Corp.................................................... 19,664      976,908
    Apogee Enterprises, Inc..........................................  3,751      140,813
    Applied Industrial Technologies, Inc.............................  4,882      292,139
*   ARC Document Solutions, Inc......................................  3,000        4,080
    ArcBest Corp.....................................................  3,000       86,670
    Arconic, Inc..................................................... 59,000    1,620,730
    Arcosa, Inc......................................................  6,333      243,251
    Argan, Inc.......................................................  2,247       85,049
*   Armstrong Flooring, Inc..........................................  2,667       16,375
    Armstrong World Industries, Inc..................................  7,082      662,379
*   ASGN, Inc........................................................  5,785      367,868
    Astec Industries, Inc............................................  2,360       82,812
*   Astronics Corp...................................................  4,386      126,931
#*  Astronics Corp., Class B.........................................  2,338       67,802
*   Atkore International Group, Inc..................................  8,758      303,903
*   Atlas Air Worldwide Holdings, Inc................................  3,609       79,145
*   Avis Budget Group, Inc........................................... 11,377      338,011
#*  Axon Enterprise, Inc.............................................  6,500      332,345
    AZZ, Inc.........................................................  3,800      147,402
    Barnes Group, Inc................................................  7,772      454,273
    Barrett Business Services, Inc...................................    825       72,377
#*  Beacon Roofing Supply, Inc.......................................  9,026      280,167
*   BMC Stock Holdings, Inc..........................................  7,729      208,606

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Boeing Co. (The).................................................  75,794 $25,763,139
    Brady Corp., Class A.............................................   6,680     376,351
    Briggs & Stratton Corp...........................................   4,639      34,189
    Brink's Co. (The)................................................   6,859     582,741
*   Builders FirstSource, Inc........................................  15,878     359,002
#   BWX Technologies, Inc............................................  12,816     744,610
*   CAI International, Inc...........................................   1,400      33,278
    Carlisle Cos., Inc...............................................   8,398   1,278,763
*   Casella Waste Systems, Inc., Class A.............................   7,922     345,320
    Caterpillar, Inc.................................................  78,461  10,811,926
*   CBIZ, Inc........................................................   5,600     153,272
*   CECO Environmental Corp..........................................   1,246       8,548
    CH Robinson Worldwide, Inc.......................................  19,079   1,443,136
*   Chart Industries, Inc............................................   3,701     216,990
#*  Cimpress NV......................................................   3,505     463,081
    Cintas Corp......................................................  13,045   3,504,800
*   CIRCOR International, Inc........................................   1,580      60,498
*   Clean Harbors, Inc...............................................   7,136     588,435
*   Colfax Corp......................................................  13,028     437,741
    Columbus McKinnon Corp...........................................   2,000      75,040
    Comfort Systems USA, Inc.........................................   4,929     248,471
*   Commercial Vehicle Group, Inc....................................   2,700      19,683
*   Continental Building Products, Inc...............................   5,343     159,809
    Copa Holdings SA, Class A........................................   4,320     439,517
*   Copart, Inc......................................................  29,306   2,421,848
*   CoStar Group, Inc................................................   5,033   2,765,734
    Covanta Holding Corp.............................................  21,077     304,352
*   Covenant Transportation Group, Inc., Class A.....................     779      11,973
*   CPI Aerostructures, Inc..........................................     541       4,214
    CRA International, Inc...........................................   1,100      54,175
    Crane Co.........................................................   7,350     562,422
    CSW Industrials, Inc.............................................   1,519     105,145
    CSX Corp......................................................... 108,853   7,649,100
    Cubic Corp.......................................................   4,150     306,021
    Cummins, Inc.....................................................  20,933   3,610,524
    Curtiss-Wright Corp..............................................   5,700     770,925
    Deere & Co.......................................................  42,371   7,378,486
    Delta Air Lines, Inc............................................. 120,246   6,623,150
    Deluxe Corp......................................................   6,298     326,425
    Donaldson Co., Inc...............................................  18,412     971,049
    Douglas Dynamics, Inc............................................   3,141     147,093
    Dover Corp.......................................................  20,958   2,177,327
*   Ducommun, Inc....................................................   1,100      54,538
*   DXP Enterprises, Inc.............................................   1,275      44,013
#*  Dycom Industries, Inc............................................   3,988     181,813
    Eastern Co. (The)................................................     600      16,554
    Eaton Corp. P.L.C................................................  76,982   6,705,902
#*  Echo Global Logistics, Inc.......................................   2,925      58,237
    EMCOR Group, Inc.................................................   8,359     733,168
    Emerson Electric Co..............................................  86,963   6,100,454
    Encore Wire Corp.................................................   3,200     179,840
    EnerSys..........................................................   6,500     434,590
    Ennis, Inc.......................................................   2,716      53,206
    EnPro Industries, Inc............................................   3,100     215,605
    Equifax, Inc.....................................................  16,662   2,277,862
    ESCO Technologies, Inc...........................................   4,375     369,644
#*  Evoqua Water Technologies Corp...................................   8,192     142,295
    Expeditors International of Washington, Inc......................  24,736   1,804,244
    Exponent, Inc....................................................   9,004     572,024

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CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
    Fastenal Co......................................................    79,234 $ 2,847,670
    Federal Signal Corp..............................................     8,821     286,153
    FedEx Corp.......................................................    36,520   5,575,143
    Flowserve Corp...................................................    18,858     921,025
    Fluor Corp.......................................................    19,537     314,741
    Forrester Research, Inc..........................................     1,137      39,204
    Fortive Corp.....................................................    41,017   2,830,173
    Fortune Brands Home & Security, Inc..............................    19,232   1,154,882
    Forward Air Corp.................................................     4,083     282,421
*   Franklin Covey Co................................................     1,500      57,300
    Franklin Electric Co., Inc.......................................     5,400     290,790
*   FreightCar America, Inc..........................................     1,200       4,008
*   FTI Consulting, Inc..............................................     5,774     628,615
#*  Gardner Denver Holdings, Inc.....................................    15,674     498,903
#   GATX Corp........................................................     4,700     373,885
*   Gencor Industries, Inc...........................................       600       7,500
*   Generac Holdings, Inc............................................     7,928     765,686
    General Dynamics Corp............................................    35,183   6,220,354
    General Electric Co.............................................. 1,088,340  10,861,633
*   Genesee & Wyoming, Inc., Class A.................................     8,350     927,100
*   Gibraltar Industries, Inc........................................     4,240     225,695
*   GMS, Inc.........................................................     4,371     130,955
*   Goldfield Corp. (The)............................................     1,983       4,501
    Gorman-Rupp Co. (The)............................................     2,441      90,171
*   GP Strategies Corp...............................................     1,842      20,446
    Graco, Inc.......................................................    24,201   1,093,885
#   GrafTech International, Ltd......................................    13,986     168,951
    Graham Corp......................................................     1,500      33,990
#   Granite Construction, Inc........................................     7,389     173,937
*   Great Lakes Dredge & Dock Corp...................................     6,665      71,649
    Greenbrier Cos., Inc. (The)......................................     4,212     123,369
    Griffon Corp.....................................................     5,003     106,614
    H&E Equipment Services, Inc......................................     7,853     266,531
*   Harsco Corp......................................................    11,788     238,943
    Hawaiian Holdings, Inc...........................................     5,838     167,025
*   HD Supply Holdings, Inc..........................................    25,171     995,261
#   Healthcare Services Group, Inc...................................     8,963     218,339
    Heartland Express, Inc...........................................     5,162     107,886
#   HEICO Corp.......................................................     6,163     760,144
    HEICO Corp., Class A.............................................    11,035   1,051,304
    Heidrick & Struggles International, Inc..........................     1,861      52,964
    Helios Technologies, Inc.........................................     3,335     132,166
*   Herc Holdings, Inc...............................................     3,876     171,552
    Herman Miller, Inc...............................................     7,886     366,699
*   Hertz Global Holdings, Inc.......................................    11,898     160,742
    Hexcel Corp......................................................    13,057     974,313
    Hillenbrand, Inc.................................................     8,097     249,307
    HNI Corp.........................................................     5,673     215,574
    Honeywell International, Inc.....................................   102,523  17,708,798
*   Hub Group, Inc., Class A.........................................     4,335     198,543
    Hubbell, Inc.....................................................     7,536   1,067,851
*   Hudson Global, Inc...............................................       360       4,032
    Huntington Ingalls Industries, Inc...............................     5,891   1,329,363
    Hurco Cos., Inc..................................................       883      30,720
*   Huron Consulting Group, Inc......................................     2,384     157,678
    Hyster-Yale Materials Handling, Inc..............................     1,066      54,068
*   IAA Inc..........................................................    19,875     758,231
    ICF International, Inc...........................................     1,750     149,957
    IDEX Corp........................................................    10,641   1,654,995

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
*   IES Holdings, Inc................................................     858 $    16,645
    Illinois Tool Works, Inc.........................................  41,115   6,931,167
    Ingersoll-Rand P.L.C.............................................  34,595   4,389,760
*   InnerWorkings, Inc...............................................   5,543      26,884
*   Innovative Solutions & Support, Inc..............................   1,906       8,348
    Insperity, Inc...................................................   5,654     597,232
    Insteel Industries, Inc..........................................   2,000      38,140
    Interface, Inc...................................................  12,469     207,359
    ITT, Inc.........................................................  12,990     772,255
    Jacobs Engineering Group, Inc....................................  18,846   1,763,609
    JB Hunt Transport Services, Inc..................................  12,057   1,417,421
*   JELD-WEN Holding, Inc............................................   7,812     133,507
*   JetBlue Airways Corp.............................................  44,120     851,516
    John Bean Technologies Corp......................................   4,198     431,428
    Johnson Controls International P.L.C............................. 128,771   5,579,647
    Kadant, Inc......................................................   1,300     118,040
    Kaman Corp.......................................................   3,749     219,954
    Kansas City Southern.............................................  13,748   1,935,443
#   KAR Auction Services, Inc........................................  19,875     494,092
    Kelly Services, Inc., Class A....................................   6,029     144,756
    Kennametal, Inc..................................................  11,431     353,789
    Kforce, Inc......................................................   3,290     134,594
    Kimball International, Inc., Class B.............................   5,500     111,980
*   Kirby Corp.......................................................   7,885     624,177
#   Knight-Swift Transportation Holdings, Inc........................  16,385     597,397
    Knoll, Inc.......................................................   5,103     136,454
    Korn Ferry.......................................................   6,571     241,090
*   Kratos Defense & Security Solutions, Inc.........................  11,735     221,557
    L3Harris Technologies, Inc.......................................  29,698   6,126,994
    Landstar System, Inc.............................................   5,210     589,511
*   Lawson Products, Inc.............................................     649      29,822
*   LB Foster Co., Class A...........................................     581      10,574
    Lennox International, Inc........................................   5,200   1,286,272
    Lincoln Electric Holdings, Inc...................................   8,460     757,762
#   Lindsay Corp.....................................................   1,349     127,359
    Lockheed Martin Corp.............................................  35,456  13,355,566
    LSC Communications, Inc..........................................   3,156       3,077
    LSI Industries, Inc..............................................   2,400      12,456
*   Lydall, Inc......................................................   2,505      49,023
#   Macquarie Infrastructure Corp....................................  10,514     453,574
*   Manitowoc Co., Inc. (The)........................................   7,211      92,012
    ManpowerGroup, Inc...............................................   8,643     785,822
    Marten Transport, Ltd............................................   5,596     121,209
    Masco Corp.......................................................  41,826   1,934,452
*   Masonite International Corp......................................   3,796     233,112
*   MasTec, Inc......................................................  10,000     629,400
    Matson, Inc......................................................   5,500     209,990
    Matthews International Corp., Class A............................   3,280     121,294
    McGrath RentCorp.................................................   2,486     189,707
*   Mercury Systems, Inc.............................................   6,319     465,458
#*  Meritor, Inc.....................................................  11,775     259,403
*   Middleby Corp. (The).............................................   7,921     958,045
*   Milacron Holdings Corp...........................................   9,336     156,098
    Miller Industries, Inc...........................................   1,421      51,085
*   Mistras Group, Inc...............................................   1,002      15,531
    Mobile Mini, Inc.................................................   7,093     266,839
    Moog, Inc., Class A..............................................   3,953     330,906
*   MRC Global, Inc..................................................   9,795     111,271
#   MSA Safety, Inc..................................................   5,210     625,565

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CONTINUED

                                                                      SHARES   VALUE+
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    MSC Industrial Direct Co., Inc., Class A.........................  5,817 $  425,863
    Mueller Industries, Inc..........................................  5,800    178,466
    Mueller Water Products, Inc., Class A............................ 27,233    318,626
*   MYR Group, Inc...................................................  2,509     86,335
#   National Presto Industries, Inc..................................    737     63,448
*   Navistar International Corp......................................  7,388    231,097
    Nielsen Holdings P.L.C........................................... 42,748    861,800
    Nordson Corp.....................................................  7,302  1,145,027
    Norfolk Southern Corp............................................ 39,572  7,202,104
    Northrop Grumman Corp............................................ 22,605  7,967,810
*   NOW, Inc......................................................... 18,661    196,687
*   NV5 Global, Inc..................................................  1,450    105,024
    nVent Electric P.L.C............................................. 22,197    511,863
    Old Dominion Freight Line, Inc...................................  8,713  1,586,463
#   Omega Flex, Inc..................................................    302     28,041
    Oshkosh Corp.....................................................  9,200    785,496
    Owens Corning.................................................... 13,944    854,488
    PACCAR, Inc...................................................... 44,718  3,401,251
*   PAM Transportation Services, Inc.................................    235     13,466
    Park Aerospace Corp..............................................  2,544     43,223
    Parker-Hannifin Corp............................................. 18,137  3,327,958
    Park-Ohio Holdings Corp..........................................  1,300     39,988
*   Patrick Industries, Inc..........................................  3,289    162,509
    Pentair P.L.C.................................................... 22,197    920,510
*   Perma-Pipe International Holdings, Inc...........................  1,091      9,688
*   PGT Innovations, Inc.............................................  7,509    132,609
    Pitney Bowes, Inc................................................ 26,440    116,336
    Powell Industries, Inc...........................................    700     27,412
    Primoris Services Corp...........................................  3,853     78,755
*   Proto Labs, Inc..................................................  4,110    398,547
#   Quad/Graphics, Inc...............................................  2,303     10,433
    Quanex Building Products Corp....................................  3,800     73,302
    Quanta Services, Inc............................................. 20,101    845,247
    Raven Industries, Inc............................................  5,746    200,420
    Raytheon Co...................................................... 38,917  8,258,577
*   RBC Bearings, Inc................................................  3,951    633,898
*   RCM Technologies, Inc............................................    395      1,189
    Regal Beloit Corp................................................  5,376    398,093
    Republic Services, Inc........................................... 43,628  3,817,886
*   Resideo Technologies, Inc........................................ 16,682    158,979
    Resources Connection, Inc........................................  4,266     62,497
*   Rexnord Corp..................................................... 15,137    428,226
    Robert Half International, Inc................................... 17,053    976,625
    Rockwell Automation, Inc......................................... 16,520  2,841,275
    Rollins, Inc..................................................... 21,881    833,885
    Roper Technologies, Inc.......................................... 14,112  4,755,180
    Rush Enterprises, Inc., Class A..................................  4,816    210,411
    Ryder System, Inc................................................  6,304    306,564
*   Saia, Inc........................................................  4,202    374,818
    Schneider National, Inc., Class B................................ 10,484    239,769
*   Sensata Technologies Holding P.L.C............................... 23,802  1,218,424
*   SIFCO Industries, Inc............................................    100        255
    Simpson Manufacturing Co., Inc...................................  6,128    506,418
#*  SiteOne Landscape Supply, Inc....................................  4,819    424,361
    SkyWest, Inc.....................................................  5,941    353,787
    Snap-on, Inc.....................................................  6,986  1,136,413
    Southwest Airlines Co............................................ 68,480  3,843,782
*   SP Plus Corp.....................................................  2,343    103,490
    Spartan Motors, Inc..............................................  3,375     58,961

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
                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Spirit AeroSystems Holdings, Inc., Class A.......................  15,589 $ 1,275,492
*   Spirit Airlines, Inc.............................................   8,251     309,908
*   SPX Corp.........................................................   7,521     342,506
*   SPX FLOW, Inc....................................................   5,735     259,681
    Standex International Corp.......................................   1,820     137,920
    Stanley Black & Decker, Inc......................................  20,397   3,086,678
    Steelcase, Inc., Class A.........................................  13,910     243,008
*   Stericycle, Inc..................................................  10,328     594,893
*   Sterling Construction Co., Inc...................................   1,440      23,393
*   Sunrun, Inc......................................................  12,203     189,635
    Systemax, Inc....................................................     373       8,072
#*  Team, Inc........................................................   2,701      49,050
*   Teledyne Technologies, Inc.......................................   4,813   1,586,365
    Tennant Co.......................................................   3,010     233,064
    Terex Corp.......................................................  10,403     286,603
    Tetra Tech, Inc..................................................   8,557     748,481
*   Textainer Group Holdings, Ltd....................................   2,100      21,735
    Textron, Inc.....................................................  32,323   1,489,767
*   Thermon Group Holdings, Inc......................................   2,619      62,411
    Timken Co. (The).................................................   8,560     419,440
*   Titan Machinery, Inc.............................................   1,496      24,834
    Toro Co. (The)...................................................  13,600   1,048,968
    TransDigm Group, Inc.............................................   6,517   3,429,767
    TransUnion.......................................................  24,886   2,056,081
*   Trex Co., Inc....................................................   9,432     828,978
*   TriMas Corp......................................................   6,804     219,905
*   TriNet Group, Inc................................................   5,773     305,911
    Trinity Industries, Inc..........................................  19,000     375,820
    Triton International, Ltd........................................   5,967     218,989
    Triumph Group, Inc...............................................   9,229     191,686
*   TrueBlue, Inc....................................................   6,946     159,063
#*  Tutor Perini Corp................................................   3,160      48,885
*   Twin Disc, Inc...................................................     668       7,188
*   Ultralife Corp...................................................   2,100      18,144
    UniFirst Corp....................................................   1,640     329,378
    Union Pacific Corp............................................... 100,453  16,620,953
*   United Airlines Holdings, Inc....................................  34,531   3,136,796
    United Parcel Service, Inc., Class B.............................  96,077  11,065,188
*   United Rentals, Inc..............................................  10,912   1,457,516
    United Technologies Corp......................................... 117,330  16,846,241
#*  Univar Solutions, Inc............................................  11,753     252,219
    Universal Forest Products, Inc...................................   8,425     424,283
    Universal Logistics Holdings, Inc................................     888      16,743
    US Ecology, Inc..................................................   3,770     234,607
#*  USA Truck, Inc...................................................   1,235       9,794
    Valmont Industries, Inc..........................................   2,900     397,851
*   Vectrus, Inc.....................................................   1,092      49,915
    Verisk Analytics, Inc............................................  21,022   3,041,883
*   Veritiv Corp.....................................................     831      11,335
    Viad Corp........................................................   3,896     237,734
#*  Vicor Corp.......................................................   1,200      43,620
    Virco Manufacturing Corp.........................................   1,718       6,735
    VSE Corp.........................................................   1,600      61,472
    Wabash National Corp.............................................   6,947      99,064
*   WABCO Holdings, Inc..............................................   7,200     969,264
#   Wabtec Corp......................................................  20,002   1,387,539
    Waste Management, Inc............................................  58,708   6,587,625
    Watsco, Inc......................................................   3,890     685,807
    Watts Water Technologies, Inc., Class A..........................   3,317     309,310

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
                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
#*  Welbilt, Inc.....................................................  19,164 $    363,349
    Werner Enterprises, Inc..........................................   7,998      291,927
*   Wesco Aircraft Holdings, Inc.....................................   7,013       77,283
*   WESCO International, Inc.........................................   5,771      289,416
*   Williams Industrial Services Group, Inc..........................   1,290        1,961
*   Willis Lease Finance Corp........................................     400       21,804
*   WillScot Corp....................................................   7,633      120,296
    Woodward, Inc....................................................   6,716      716,329
    WW Grainger, Inc.................................................   6,800    2,100,112
#*  XPO Logistics, Inc...............................................  12,998      993,047
    Xylem, Inc.......................................................  23,955    1,837,109
                                                                              ------------
TOTAL INDUSTRIALS....................................................          423,444,377
                                                                              ------------
INFORMATION TECHNOLOGY -- (22.4%)
#*  3D Systems Corp..................................................  19,180      182,018
*   Acacia Communications, Inc.......................................   2,873      188,641
    Accenture P.L.C., Class A........................................  88,816   16,468,263
*   ACI Worldwide, Inc...............................................  26,236      823,548
*   ADDvantage Technologies Group, Inc...............................     400          904
*   Adobe, Inc.......................................................  70,812   19,680,779
    ADTRAN, Inc......................................................   5,562       49,001
*   Advanced Energy Industries, Inc..................................   5,544      327,650
*   Advanced Micro Devices, Inc...................................... 175,166    5,943,382
*   Agilysys, Inc....................................................   2,000       50,380
*   Akamai Technologies, Inc.........................................  32,038    2,771,287
*   Alarm.com Holdings, Inc..........................................   5,092      251,545
*   Alithya Group, Inc., Class A.....................................   1,191        3,240
    Alliance Data Systems Corp.......................................   6,688      668,800
*   Alpha & Omega Semiconductor, Ltd.................................   1,918       25,049
#*  Altair Engineering, Inc., Class A................................   2,800      103,236
#*  Alteryx, Inc., Class A...........................................   6,127      560,621
*   Ambarella, Inc...................................................   4,616      242,940
    Amdocs, Ltd......................................................  17,972    1,171,774
    American Software, Inc., Class A.................................   2,676       43,378
*   Amkor Technology, Inc............................................  20,848      259,141
    Amphenol Corp., Class A..........................................  41,589    4,172,624
    Analog Devices, Inc..............................................  52,043    5,549,345
*   Anixter International, Inc.......................................   4,870      402,993
*   ANSYS, Inc.......................................................  12,012    2,644,442
*   Appfolio, Inc., Class A..........................................   2,372      230,630
    Apple, Inc....................................................... 663,945  165,162,958
    Applied Materials, Inc........................................... 131,011    7,108,657
*   Arista Networks, Inc.............................................   7,723    1,888,814
*   Arlo Technologies, Inc...........................................   7,824       26,680
*   Arrow Electronics, Inc...........................................  12,705    1,007,252
*   Aspen Technology, Inc............................................  11,112    1,279,102
*   Atlassian Corp. P.L.C., Class A..................................  14,704    1,776,096
*   Autodesk, Inc....................................................  30,417    4,482,249
    Automatic Data Processing, Inc...................................  60,843    9,870,560
*   Avalara, Inc.....................................................   7,113      505,023
*   Avaya Holdings Corp..............................................  10,935      132,204
*   Avid Technology, Inc.............................................   3,971       26,824
    Avnet, Inc.......................................................  16,772      663,500
    AVX Corp.........................................................   6,815      104,406
*   Aware, Inc.......................................................   2,752        7,320
*   Axcelis Technologies, Inc........................................   6,777      129,915
*   AXT, Inc.........................................................   3,074        9,591
    Badger Meter, Inc................................................   4,800      277,440
    Bel Fuse, Inc., Class B..........................................   1,175       17,284

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
                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Belden, Inc......................................................   5,549 $   284,553
    Benchmark Electronics, Inc.......................................   6,470     219,333
*   Black Knight, Inc................................................  19,942   1,280,276
    Blackbaud, Inc...................................................   8,674     728,182
#*  Blackline Inc....................................................   1,310      61,229
    Booz Allen Hamilton Holding Corp.................................  20,028   1,409,370
*   Bottomline Technologies De, Inc..................................   6,263     256,470
    Broadcom, Inc....................................................  55,985  16,395,207
    Broadridge Financial Solutions, Inc..............................  15,990   2,002,268
    Brooks Automation, Inc...........................................   8,686     368,894
    Cabot Microelectronics Corp......................................   4,300     649,816
*   CACI International, Inc., Class A................................   3,815     853,606
*   Cadence Design Systems, Inc......................................  40,107   2,620,992
*   CalAmp Corp......................................................   5,287      59,320
*   Calix, Inc.......................................................   3,886      29,728
*   Carbonite, Inc...................................................   6,862     117,821
#*  Cardtronics P.L.C., Class A......................................   5,453     186,820
    Cass Information Systems, Inc....................................   2,002     114,735
    CDK Global, Inc..................................................  18,733     946,766
    CDW Corp.........................................................  20,673   2,644,283
    Cerence Inc......................................................   5,094      78,957
*   CEVA, Inc........................................................   3,116      84,818
*   Ciena Corp.......................................................  22,310     828,147
*   Cirrus Logic, Inc................................................   7,925     538,583
    Cisco Systems, Inc............................................... 637,693  30,296,794
*   Cision, Ltd......................................................   6,098      61,407
    Citrix Systems, Inc..............................................  18,517   2,015,761
*   Clearfield, Inc..................................................     574       7,077
    Cognex Corp......................................................  24,173   1,244,668
    Cognizant Technology Solutions Corp., Class A....................  80,701   4,917,919
*   Coherent, Inc....................................................   3,548     528,368
    Cohu, Inc........................................................   4,183      69,521
#*  CommScope Holding Co., Inc.......................................  19,891     222,779
    Communications Systems, Inc......................................   1,155       6,872
*   CommVault Systems, Inc...........................................   6,338     314,808
    Comtech Telecommunications Corp..................................   4,944     172,793
*   Conduent, Inc....................................................  23,477     145,088
*   CoreLogic, Inc...................................................  11,749     475,717
*   Cornerstone OnDemand Inc.........................................   6,608     387,031
    Corning, Inc..................................................... 111,987   3,318,175
#*  Coupa Software, Inc..............................................   7,790   1,071,047
*   Cree, Inc........................................................  15,570     743,156
    CSG Systems International, Inc...................................   4,900     282,436
    CTS Corp.........................................................   5,571     148,634
*   CyberOptics Corp.................................................   1,199      22,038
    Cypress Semiconductor Corp.......................................  49,729   1,157,194
    Daktronics, Inc..................................................   4,150      28,469
*   Dell Technologies, Inc., Class C.................................  25,565   1,352,133
*   Digi International, Inc..........................................   2,040      29,417
*   Diodes, Inc......................................................   6,555     305,791
*   DocuSign, Inc....................................................  12,308     814,667
    Dolby Laboratories, Inc., Class A................................   8,303     534,132
*   Dropbox, Inc., Class A...........................................  21,949     435,029
*   DSP Group, Inc...................................................   3,109      46,355
    DXC Technology Co................................................  38,464   1,064,299
#   Ebix, Inc........................................................   2,616     111,520
*   EchoStar Corp., Class A..........................................   6,945     270,855
*   EMCORE Corp......................................................     827       2,456
*   Endurance International Group Holdings, Inc......................   7,661      30,031

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
                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
#*  Enphase Energy Inc...............................................  11,415 $   221,793
    Entegris, Inc....................................................  20,172     968,256
#*  Envestnet, Inc...................................................   7,023     438,867
*   EPAM Systems, Inc................................................   7,536   1,326,035
*   ePlus, Inc.......................................................   2,095     163,682
*   Euronet Worldwide, Inc...........................................   7,490   1,049,124
    EVERTEC, Inc.....................................................  10,804     330,494
*   Evo Payments, Inc., Class A......................................   2,269      64,508
*   ExlService Holdings, Inc.........................................   4,142     288,407
*   Extreme Networks, Inc............................................   3,004      19,346
*   F5 Networks, Inc.................................................   8,448   1,217,188
*   Fabrinet.........................................................   5,460     307,016
*   Fair Isaac Corp..................................................   4,225   1,284,569
*   FARO Technologies, Inc...........................................   2,100     100,128
    Fidelity National Information Services, Inc......................  85,044  11,205,397
*   FireEye, Inc.....................................................   3,791      60,049
#*  First Solar, Inc.................................................  10,243     530,485
*   Fiserv, Inc......................................................  78,256   8,306,092
*   Fitbit, Inc., Class A............................................  36,094     223,061
*   FleetCor Technologies, Inc.......................................  12,133   3,569,771
*   Flex, Ltd........................................................  67,259     790,293
    FLIR Systems, Inc................................................  19,256     992,839
*   FormFactor, Inc..................................................  14,792     322,909
*   Fortinet, Inc....................................................  20,161   1,644,331
*   Frequency Electronics, Inc.......................................     798       9,416
*   Gartner, Inc.....................................................  12,802   1,972,532
    Genpact, Ltd.....................................................  19,693     771,375
    Global Payments, Inc.............................................  40,501   6,851,959
*   Globant SA.......................................................   3,734     348,233
*   GoDaddy, Inc., Class A...........................................  23,517   1,529,311
*   GSI Technology, Inc..............................................   2,032      15,890
#*  GTT Communications, Inc..........................................   5,314      40,014
#*  Guidewire Software, Inc..........................................  11,718   1,321,087
    Hackett Group, Inc. (The)........................................   5,500      93,005
*   Harmonic, Inc....................................................  10,205      79,395
    Hewlett Packard Enterprise Co.................................... 192,430   3,157,776
    HP, Inc.......................................................... 217,176   3,772,347
*   HubSpot, Inc.....................................................   5,122     794,422
*   Ichor Holdings, Ltd..............................................   1,685      49,050
*   IEC Electronics Corp.............................................     638       4,230
*   II-VI, Inc.......................................................  10,120     335,478
*   Infinera Corp....................................................  10,289      57,516
*   Inphi Corp.......................................................   5,422     389,733
*   Insight Enterprises, Inc.........................................   4,020     246,748
    Intel Corp....................................................... 636,880  36,002,826
    InterDigital, Inc................................................   4,500     241,335
    International Business Machines Corp............................. 118,382  15,831,225
*   Intevac, Inc.....................................................   2,384      13,780
    Intuit, Inc......................................................  34,031   8,762,983
#*  IPG Photonics Corp...............................................   5,020     674,086
*   Iteris, Inc......................................................     600       3,216
*   Itron, Inc.......................................................   5,589     426,217
    j2 Global, Inc...................................................   6,483     615,626
    Jabil, Inc.......................................................  21,394     787,727
    Jack Henry & Associates, Inc.....................................  10,790   1,527,432
    Juniper Networks, Inc............................................  48,630   1,206,997
    KBR, Inc.........................................................  20,590     579,814
#   KEMET Corp.......................................................   8,818     191,703
*   Key Tronic Corp..................................................     749       4,472

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CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Keysight Technologies, Inc.......................................    25,991 $  2,622,752
*   Kimball Electronics, Inc.........................................     1,875       27,863
    KLA Corp.........................................................    21,424    3,621,513
*   Knowles Corp.....................................................    16,291      351,560
    Kulicke & Soffa Industries, Inc..................................     8,552      203,067
*   KVH Industries, Inc..............................................     2,000       20,440
    Lam Research Corp................................................    19,385    5,254,110
*   Lattice Semiconductor Corp.......................................    18,052      353,639
    Leidos Holdings, Inc.............................................    18,908    1,630,437
*   Limelight Networks, Inc..........................................    14,758       62,279
    Littelfuse, Inc..................................................     3,569      626,609
*   LiveRamp Holdings, Inc...........................................     9,839      384,607
    LogMeIn, Inc.....................................................     7,314      480,384
#*  Lumentum Holdings, Inc...........................................     8,980      562,687
#*  MACOM Technology Solutions Holdings, Inc.........................     4,158       94,553
*   MagnaChip Semiconductor Corp.....................................     2,100       26,817
*   Manhattan Associates, Inc........................................     8,776      657,761
    ManTech International Corp., Class A.............................     4,027      318,858
    Marvell Technology Group, Ltd....................................    94,766    2,311,343
    Mastercard, Inc., Class A........................................   126,861   35,116,393
    Maxim Integrated Products, Inc...................................    37,289    2,187,373
    MAXIMUS, Inc.....................................................     8,503      652,520
#*  MaxLinear, Inc...................................................     9,642      182,812
    Methode Electronics, Inc.........................................     5,669      195,014
#   Microchip Technology, Inc........................................    32,692    3,082,529
*   Micron Technology, Inc...........................................   155,454    7,391,838
    Microsoft Corp................................................... 1,018,029  145,954,818
*   MicroStrategy, Inc., Class A.....................................     1,168      178,996
*   Mimecast, Ltd....................................................     5,710      226,744
    MKS Instruments, Inc.............................................     7,490      810,568
#*  MongoDB, Inc.....................................................     5,295      676,542
    Monolithic Power Systems, Inc....................................     5,983      896,971
    Motorola Solutions, Inc..........................................    23,431    3,897,044
    MTS Systems Corp.................................................     3,390      191,467
    National Instruments Corp........................................    18,211      753,753
#*  NCR Corp.........................................................    16,791      490,465
    NetApp, Inc......................................................    35,539    1,985,919
*   NETGEAR, Inc.....................................................     3,951      107,349
*   Netscout Systems, Inc............................................    11,014      266,759
*   New Relic, Inc...................................................     5,322      340,927
    NIC, Inc.........................................................     8,518      200,343
    NortonLifeLock Inc...............................................    78,441    1,794,730
*   Novanta, Inc.....................................................     4,534      403,753
*   Nuance Communications, Inc.......................................    40,758      665,171
    NVIDIA Corp......................................................    80,623   16,206,835
#*  Okta, Inc........................................................    13,830    1,508,438
*   ON Semiconductor Corp............................................    56,212    1,146,725
*   OneSpan, Inc.....................................................       601       11,245
*   Onto Innovation Inc..............................................    11,380      366,440
*   Optical Cable Corp...............................................     1,300        3,835
    Oracle Corp......................................................   321,161   17,500,063
*   OSI Systems, Inc.................................................     2,078      206,221
*   Palo Alto Networks, Inc..........................................    12,861    2,924,463
*   PAR Technology Corp..............................................     1,750       43,855
    Paychex, Inc.....................................................    44,024    3,682,167
#*  Paycom Software, Inc.............................................     6,622    1,400,752
*   Paylocity Holding Corp...........................................     4,583      470,216
*   PayPal Holdings, Inc.............................................   155,771   16,215,761
    PC Connection, Inc...............................................     1,900       92,796

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   PDF Solutions, Inc...............................................   3,109 $    50,241
#   Pegasystems, Inc.................................................   4,961     373,117
*   Perceptron, Inc..................................................     528       2,395
*   Perficient, Inc..................................................   2,556     100,195
    Perspecta, Inc...................................................  19,232     510,417
*   Photronics, Inc..................................................   5,488      64,758
*   Pivotal Software, Inc., Class A..................................   8,331     124,715
#   Plantronics, Inc.................................................   4,499     177,351
*   Plexus Corp......................................................   3,889     287,553
    Power Integrations, Inc..........................................   4,366     397,786
*   Powerfleet, Inc..................................................   1,700      10,064
*   PRGX Global, Inc.................................................   2,100      10,500
    Progress Software Corp...........................................   6,750     269,190
*   Proofpoint, Inc..................................................   7,835     903,924
*   PTC, Inc.........................................................  16,088   1,076,448
*   Pure Storage, Inc., Class A......................................  25,328     492,883
    QAD, Inc., Class A...............................................     739      34,349
    QAD, Inc., Class B...............................................     184       6,707
*   Qorvo, Inc.......................................................  17,687   1,430,171
    QUALCOMM, Inc.................................................... 169,556  13,639,085
#*  Qualys, Inc......................................................   5,250     447,983
*   Qumu Corp........................................................   1,254       3,724
*   Rambus, Inc......................................................  11,313     156,629
*   RealNetworks, Inc................................................   2,800       4,536
#*  RealPage, Inc....................................................  10,877     658,602
*   Ribbon Communications, Inc.......................................   7,000      30,030
*   RingCentral, Inc., Class A.......................................   8,898   1,437,205
*   Rogers Corp......................................................   2,468     334,365
    Sabre Corp.......................................................  37,967     891,465
#*  SailPoint Technologies Holding, Inc..............................   5,468     105,861
*   salesforce.com, Inc.............................................. 111,967  17,521,716
*   Sanmina Corp.....................................................   8,298     254,998
*   ScanSource, Inc..................................................   2,184      70,543
    Science Applications International Corp..........................   8,020     662,612
    Seagate Technology P.L.C.........................................  36,824   2,136,897
*   Semtech Corp.....................................................   9,964     502,783
*   ServiceNow, Inc..................................................  24,648   6,094,465
*   Silicon Laboratories, Inc........................................   5,917     628,622
    Skyworks Solutions, Inc..........................................  23,303   2,121,971
#*  SolarEdge Technologies, Inc......................................   6,275     533,124
*   Splunk, Inc......................................................  19,799   2,375,088
*   SPS Commerce, Inc................................................   5,228     275,882
#*  Square, Inc., Class A............................................  41,449   2,546,212
    SS&C Technologies Holdings, Inc..................................  30,412   1,581,728
*   Steel Connect, Inc...............................................   5,100       7,956
*   Super Micro Computer, Inc........................................   3,909      80,838
*   Sykes Enterprises, Inc...........................................   6,423     198,439
*   Synaptics, Inc...................................................   4,600     193,706
    SYNNEX Corp......................................................   4,883     574,924
*   Synopsys, Inc....................................................  20,768   2,819,256
    TE Connectivity, Ltd.............................................  46,938   4,200,951
*   Tech Data Corp...................................................   5,508     669,222
*   Teradata Corp....................................................  15,885     475,438
    Teradyne, Inc....................................................  25,310   1,549,478
    TESSCO Technologies, Inc.........................................   1,314      17,463
    Texas Instruments, Inc........................................... 132,090  15,585,299
    TiVo Corp........................................................  15,854     129,052
*   Trade Desk, Inc. (The), Class A..................................   4,351     873,681
    TransAct Technologies, Inc.......................................     600       7,416

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Trimble, Inc.....................................................  33,593 $  1,338,345
    TTEC Holdings, Inc...............................................   2,400      113,688
#*  TTM Technologies, Inc............................................  10,121      118,517
#*  Twilio, Inc., Class A............................................  10,061      971,490
*   Tyler Technologies, Inc..........................................   4,925    1,322,461
#   Ubiquiti, Inc....................................................   2,518      318,754
*   Ultra Clean Holdings, Inc........................................   5,216      111,466
    Universal Display Corp...........................................   5,478    1,096,586
#*  Upland Software, Inc.............................................   2,329       87,291
*   Veeco Instruments, Inc...........................................   7,954      108,493
*   Verint Systems, Inc..............................................   8,843      401,384
*   VeriSign, Inc....................................................  15,176    2,883,744
*   ViaSat, Inc......................................................   6,467      445,188
*   Viavi Solutions, Inc.............................................  33,523      535,027
*   Virtusa Corp.....................................................   3,423      127,609
    Visa, Inc., Class A.............................................. 244,606   43,750,229
    Vishay Intertechnology, Inc......................................  18,328      369,309
*   Vishay Precision Group, Inc......................................   1,973       67,181
#   VMware, Inc., Class A............................................  11,023    1,744,610
    Wayside Technology Group, Inc....................................     152        2,189
    Western Digital Corp.............................................  37,982    1,961,770
    Western Union Co. (The)..........................................  63,452    1,590,107
*   WEX, Inc.........................................................   5,640    1,066,975
*   Workday, Inc., Class A...........................................  20,720    3,359,955
*   Xerox Holdings Corp..............................................  29,346      995,710
    Xilinx, Inc......................................................  34,712    3,149,767
    Xperi Corp.......................................................   5,553      112,754
*   Zebra Technologies Corp., Class A................................   7,337    1,745,252
*   Zendesk, Inc.....................................................  15,467    1,092,744
*   Zix Corp.........................................................   4,055       26,804
#*  Zscaler, Inc.....................................................   2,289      100,670
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          916,699,660
                                                                              ------------
MATERIALS -- (2.8%)
>>  A Schulman, Inc..................................................   3,119            0
*   AdvanSix, Inc....................................................   3,590       81,708
    Air Products & Chemicals, Inc....................................  38,580    8,227,571
#   Albemarle Corp...................................................  18,244    1,108,141
*   Alcoa Corp.......................................................  29,099      604,968
*   Allegheny Technologies, Inc......................................  16,928      355,657
*   Amcor P.L.C......................................................  62,684      596,752
    American Vanguard Corp...........................................   2,950       41,241
    AptarGroup, Inc..................................................   8,000      945,200
    Ashland Global Holdings, Inc.....................................   9,544      738,419
    Avery Dennison Corp..............................................  11,501    1,470,518
*   Axalta Coating Systems, Ltd......................................  30,916      911,713
    Balchem Corp.....................................................   4,312      436,418
    Ball Corp........................................................  46,182    3,231,355
*   Berry Global Group, Inc..........................................  18,781      779,599
    Boise Cascade Co.................................................   7,452      266,558
    Cabot Corp.......................................................   8,136      354,648
    Carpenter Technology Corp........................................   6,401      313,777
    Celanese Corp....................................................  18,430    2,232,795
*   Century Aluminum Co..............................................   6,661       38,834
    CF Industries Holdings, Inc......................................  32,215    1,460,950
    Chase Corp.......................................................   1,300      152,295
    Chemours Co. (The)...............................................  24,155      396,384
*   Clearwater Paper Corp............................................   2,200       40,788
#   Cleveland-Cliffs, Inc............................................  43,308      313,117

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
MATERIALS -- (Continued)
*   Coeur Mining, Inc................................................  19,765 $  109,103
    Commercial Metals Co.............................................  14,074    272,050
#   Compass Minerals International, Inc..............................   4,658    263,084
*   Core Molding Technologies, Inc...................................     389      2,221
*   Corteva, Inc..................................................... 107,250  2,829,255
*   Crown Holdings, Inc..............................................  17,992  1,310,537
    Domtar Corp......................................................   9,589    348,944
*   Dow, Inc......................................................... 111,541  5,631,705
    DuPont de Nemours, Inc........................................... 107,250  7,068,847
    Eagle Materials, Inc.............................................   6,164    563,020
    Eastman Chemical Co..............................................  21,247  1,615,622
    Ecolab, Inc......................................................  36,235  6,959,656
*   Element Solutions, Inc...........................................  23,645    256,785
*   Ferro Corp.......................................................  11,300    125,769
    FMC Corp.........................................................  18,100  1,656,150
    Freeport-McMoRan, Inc............................................ 156,300  1,534,866
    Friedman Industries, Inc.........................................     599      4,151
    FutureFuel Corp..................................................   1,256     15,486
*   GCP Applied Technologies, Inc....................................   8,700    179,742
    Graphic Packaging Holding Co.....................................  39,100    612,306
    Greif, Inc., Class A.............................................   3,847    150,687
    Hawkins, Inc.....................................................     888     37,962
    Haynes International, Inc........................................   1,800     62,028
#   HB Fuller Co.....................................................   6,500    317,200
#   Hecla Mining Co..................................................  47,181    108,516
    Huntsman Corp....................................................  27,984    619,286
*   Ingevity Corp....................................................   6,510    548,207
    Innophos Holdings, Inc...........................................   2,500     81,550
    Innospec, Inc....................................................   3,975    363,156
#   International Flavors & Fragrances, Inc..........................  10,654  1,299,895
    International Paper Co...........................................  52,000  2,271,360
    Kaiser Aluminum Corp.............................................   1,800    192,744
*   Kraton Corp......................................................   6,011    134,767
#   Kronos Worldwide, Inc............................................   2,426     30,762
    Linde P.L.C......................................................  45,663  9,057,256
#*  Livent Corp......................................................  16,928    116,126
    Louisiana-Pacific Corp...........................................  18,762    548,413
    LyondellBasell Industries NV, Class A............................  41,151  3,691,245
    Martin Marietta Materials, Inc...................................   8,399  2,199,782
    Materion Corp....................................................   4,330    246,117
#*  McEwen Mining, Inc...............................................  13,772     22,999
    Mercer International, Inc........................................   3,588     43,774
    Minerals Technologies, Inc.......................................   4,300    212,635
    Mosaic Co. (The).................................................  39,149    778,282
    Myers Industries, Inc............................................   3,889     65,841
    Neenah, Inc......................................................   2,619    168,926
    NewMarket Corp...................................................   1,212    588,414
    Newmont Goldcorp Corp............................................  98,948  3,931,204
    Northern Technologies International Corp.........................     600      7,488
    Nucor Corp.......................................................  44,157  2,377,854
    Olin Corp........................................................  23,348    428,202
*   OMNOVA Solutions, Inc............................................   3,300     33,363
    Owens-Illinois, Inc..............................................  19,727    167,680
    Packaging Corp. of America.......................................  12,843  1,405,795
    PH Glatfelter Co.................................................   4,200     75,600
    PolyOne Corp.....................................................  10,028    321,397
    PPG Industries, Inc..............................................  32,665  4,087,045
#   Quaker Chemical Corp.............................................   2,116    323,494
    Rayonier Advanced Materials, Inc.................................   4,767     19,878

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
MATERIALS -- (Continued)
    Reliance Steel & Aluminum Co.....................................   9,186 $  1,065,943
#   Royal Gold, Inc..................................................   9,190    1,060,894
    RPM International, Inc...........................................  18,490    1,339,231
    Schnitzer Steel Industries, Inc., Class A........................   5,069      108,172
    Schweitzer-Mauduit International, Inc............................   3,186      129,001
    Scotts Miracle-Gro Co. (The).....................................   5,865      588,787
    Sealed Air Corp..................................................  23,412      977,919
    Sensient Technologies Corp.......................................   5,521      345,394
    Sherwin-Williams Co. (The).......................................  11,695    6,693,282
    Silgan Holdings, Inc.............................................  11,200      344,624
    Sonoco Products Co...............................................  11,872      685,014
    Southern Copper Corp.............................................  10,534      374,800
    Steel Dynamics, Inc..............................................  29,900      907,764
    Stepan Co........................................................   2,863      279,772
*   Summit Materials, Inc., Class A..................................  11,741      269,221
*   SunCoke Energy, Inc..............................................   6,923       36,623
    Synalloy Corp....................................................     737       11,541
#*  TimkenSteel Corp.................................................   4,280       24,054
*   Trecora Resources................................................     613        5,376
    Tredegar Corp....................................................   2,230       44,332
#   Trinseo SA.......................................................   5,923      251,728
*   Tronox Holdings P.L.C., Class A..................................  11,867      100,751
    United States Lime & Minerals, Inc...............................     353       31,241
#   United States Steel Corp.........................................  20,893      240,478
*   Universal Stainless & Alloy Products, Inc........................     545        7,314
*   US Concrete, Inc.................................................   1,426       74,523
    Valvoline, Inc...................................................  28,562      609,513
*   Verso Corp., Class A.............................................   4,311       63,113
    Vulcan Materials Co..............................................  17,700    2,528,799
    Warrior Met Coal, Inc............................................   4,151       80,861
    Westlake Chemical Corp...........................................   5,120      323,533
    WestRock Co......................................................  30,706    1,147,483
    Worthington Industries, Inc......................................   5,920      217,915
    WR Grace & Co....................................................   9,200      611,340
                                                                              ------------
TOTAL MATERIALS......................................................          115,175,971
                                                                              ------------
REAL ESTATE -- (0.1%)
    Alexander & Baldwin, Inc.........................................   3,471       81,603
*   CBRE Group, Inc., Class A........................................  43,844    2,347,846
    Consolidated-Tomoka Land Co......................................     681       43,564
*   Forestar Group, Inc..............................................     384        7,212
#*  Howard Hughes Corp. (The)........................................   5,344      597,566
    Jones Lang LaSalle, Inc..........................................   7,092    1,039,120
    Kennedy-Wilson Holdings, Inc.....................................  15,273      351,432
#*  Marcus & Millichap, Inc..........................................   4,041      144,345
    Newmark Group, Inc., Class A.....................................  25,775      273,730
*   Rafael Holdings, Inc., Class B...................................     900       15,633
    RE/MAX Holdings, Inc., Class A...................................   3,149      105,334
#*  St Joe Co. (The).................................................   4,493       83,345
*   Tejon Ranch Co...................................................   1,978       31,806
                                                                              ------------
TOTAL REAL ESTATE....................................................            5,122,536
                                                                              ------------
UTILITIES -- (3.5%)
    AES Corp......................................................... 107,817    1,838,280
    ALLETE, Inc......................................................   7,481      643,815
    Alliant Energy Corp..............................................  35,012    1,867,540
    Ameren Corp......................................................  34,396    2,672,569
    American Electric Power Co., Inc.................................  70,474    6,652,041

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
UTILITIES -- (Continued)
    American States Water Co.........................................   6,335 $   602,648
    American Water Works Co., Inc....................................  25,459   3,138,331
    Aqua America, Inc................................................  26,645   1,207,818
    Artesian Resources Corp., Class A................................     471      17,474
    Atlantica Yield P.L.C............................................  11,895     285,599
    Atmos Energy Corp................................................  16,887   1,899,450
    Avangrid, Inc....................................................   8,531     426,977
    Avista Corp......................................................  11,052     530,828
    Black Hills Corp.................................................   8,868     699,064
    California Water Service Group...................................   6,569     367,667
    CenterPoint Energy, Inc..........................................  69,553   2,021,906
    Chesapeake Utilities Corp........................................   2,334     221,263
    Clearway Energy, Inc., Class A...................................   4,576      78,570
    Clearway Energy, Inc., Class C...................................  14,582     264,372
    CMS Energy Corp..................................................  39,388   2,517,681
    Consolidated Edison, Inc.........................................  46,346   4,274,028
    Consolidated Water Co., Ltd......................................     777      13,629
    Dominion Energy, Inc............................................. 106,460   8,788,273
    DTE Energy Co....................................................  25,354   3,228,071
    Duke Energy Corp................................................. 100,846   9,505,744
    Edison International.............................................  43,819   2,756,215
    El Paso Electric Co..............................................   5,373     358,433
    Entergy Corp.....................................................  25,630   3,113,532
    Evergy, Inc......................................................  36,177   2,312,072
    Eversource Energy................................................  44,781   3,749,961
    Exelon Corp...................................................... 137,166   6,239,681
    FirstEnergy Corp.................................................  73,803   3,566,161
    Genie Energy, Ltd., Class B......................................   1,800      13,410
    Hawaiian Electric Industries, Inc................................  16,851     760,823
    IDACORP, Inc.....................................................   6,882     740,641
    MDU Resources Group, Inc.........................................  26,707     771,565
    MGE Energy, Inc..................................................   4,689     361,241
    Middlesex Water Co...............................................   1,620     108,945
    National Fuel Gas Co.............................................  10,913     494,468
    New Jersey Resources Corp........................................  11,797     514,349
    NextEra Energy, Inc..............................................  67,630  16,118,934
    NiSource, Inc....................................................  52,656   1,476,474
    Northwest Natural Holding Co.....................................   3,823     265,163
    NorthWestern Corp................................................   6,038     437,876
    NRG Energy, Inc..................................................  39,936   1,602,232
    OGE Energy Corp..................................................  27,893   1,201,073
    ONE Gas, Inc.....................................................   7,493     695,650
    Ormat Technologies, Inc..........................................   5,235     400,792
    Otter Tail Corp..................................................   5,036     285,440
    Pattern Energy Group, Inc., Class A..............................  15,418     432,166
#*  PG&E Corp........................................................  50,245     310,012
    Pinnacle West Capital Corp.......................................  15,304   1,440,412
    PNM Resources, Inc...............................................  10,346     539,544
    Portland General Electric Co.....................................  11,307     643,142
    PPL Corp.........................................................  98,357   3,293,976
    Public Service Enterprise Group, Inc.............................  72,941   4,617,895
    RGC Resources, Inc...............................................     300       8,751
    Sempra Energy....................................................  38,937   5,626,786
    SJW Group........................................................   3,991     288,749
#   South Jersey Industries, Inc.....................................  12,048     387,464
    Southern Co. (The)............................................... 139,441   8,737,373
    Southwest Gas Holdings, Inc......................................   7,483     653,266
    Spire, Inc.......................................................   7,306     614,142
    TerraForm Power, Inc., Class A...................................   2,876      48,834

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                        --------- --------------
UTILITIES -- (Continued)
      UGI Corp.........................................................    24,114 $    1,149,514
      Unitil Corp......................................................     1,600         99,632
      Vistra Energy Corp...............................................    48,697      1,316,280
      WEC Energy Group, Inc............................................    43,139      4,072,322
      Xcel Energy, Inc.................................................    74,189      4,711,743
      York Water Co. (The).............................................       900         39,636
                                                                                  --------------
TOTAL UTILITIES........................................................              141,140,408
                                                                                  --------------
TOTAL COMMON STOCKS....................................................            3,999,772,070
                                                                                  --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 9,930,805      9,930,805
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (2.0%)
@(S)  The DFA Short Term Investment Fund............................... 7,084,066     81,969,726
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,965,745,942)................................................           $4,091,672,601
                                                                                  ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------------
                                                 LEVEL 1         LEVEL 2   LEVEL 3     TOTAL
                                              --------------   ----------- ------- --------------
Common Stocks
   Communication Services.................... $  404,442,229            --   --    $  404,442,229
   Consumer Discretionary....................    426,885,577   $       357   --       426,885,934
   Consumer Staples..........................    281,168,080            --   --       281,168,080
   Energy....................................    165,841,641            --   --       165,841,641
   Financials................................    564,680,248         2,693   --       564,682,941
   Health Care...............................    555,168,293            --   --       555,168,293
   Industrials...............................    423,444,377            --   --       423,444,377
   Information Technology....................    916,699,660            --   --       916,699,660
   Materials.................................    115,175,971            --   --       115,175,971
   Real Estate...............................      5,122,536            --   --         5,122,536
   Utilities.................................    141,140,408            --   --       141,140,408
Temporary Cash Investments...................      9,930,805            --   --         9,930,805
Securities Lending Collateral................             --    81,969,726   --        81,969,726
                                              --------------   -----------   --    --------------
TOTAL........................................ $4,009,699,825   $81,972,776   --    $4,091,672,601
                                              ==============   ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE+
                                                                      --------- -----------
COMMON STOCKS -- (92.2%)
COMMUNICATION SERVICES -- (2.8%)
    A.H. Belo Corp., Class A.........................................    89,193 $   321,095
#   AMC Entertainment Holdings, Inc., Class A........................   125,299   1,174,052
    ATN International, Inc...........................................    51,388   3,043,711
*   Ballantyne Strong, Inc...........................................    83,715     243,611
    Beasley Broadcast Group, Inc., Class A...........................    14,405      41,198
#*  Cars.com, Inc....................................................   137,334   1,553,247
#   Cinemark Holdings, Inc...........................................    25,600     936,960
*   Clear Channel Outdoor Holdings, Inc..............................    31,420      73,209
#   Consolidated Communications Holdings, Inc........................   115,874     463,496
*   Cumulus Media, Inc., Class A.....................................     9,275     126,975
#*  Daily Journal Corp...............................................       244      68,566
*   DHI Group, Inc...................................................    51,404     186,082
    Emerald Expositions Events, Inc..................................    46,505     452,029
#   Entercom Communications Corp., Class A...........................   372,447   1,296,116
    Entravision Communications Corp., Class A........................    81,487     231,423
#   EW Scripps Co. (The), Class A....................................   288,708   3,878,792
#*  Fluent, Inc......................................................    21,783      50,754
#   Gannett Co., Inc.................................................   308,940   3,351,999
#*  GCI Liberty, Inc., Class A.......................................    92,783   6,492,954
#*  Gray Television, Inc.............................................   289,439   4,749,694
*   Gray Television, Inc., Class A...................................     2,809      50,141
*   Hemisphere Media Group, Inc......................................    32,431     418,684
*   IDT Corp., Class B...............................................    32,125     218,771
*   IMAX Corp........................................................   112,966   2,411,824
#*  Iridium Communications, Inc......................................   234,984   5,750,058
#   John Wiley & Sons, Inc., Class A.................................    99,681   4,592,304
*   Liberty Latin America, Ltd., Class A.............................   141,165   2,638,374
#*  Liberty Latin America, Ltd., Class C.............................   268,962   4,951,590
*   Liberty TripAdvisor Holdings, Inc., Class A......................   177,088   1,708,899
#   Lions Gate Entertainment Corp., Class A..........................   255,946   2,045,008
#   Lions Gate Entertainment Corp., Class B..........................   293,740   2,200,113
*   Madison Square Garden Co. (The), Class A.........................     2,810     750,045
*   Marchex, Inc., Class B...........................................    37,281     123,400
    Marcus Corp. (The)...............................................   108,304   3,909,774
#*  Meet Group, Inc. (The)...........................................   378,663   1,613,104
#   Meredith Corp....................................................   129,545   4,883,846
#*  MSG Networks, Inc., Class A......................................    60,153     975,080
#   New Media Investment Group, Inc..................................    29,364     258,697
#   New York Times Co. (The), Class A................................    59,702   1,844,792
    News Corp., Class A.............................................. 1,142,424  15,662,633
    News Corp., Class B..............................................   480,622   6,786,383
#   Nexstar Media Group, Inc., Class A...............................    93,401   9,086,983
*   ORBCOMM, Inc.....................................................   246,309     987,699
#*  QuinStreet, Inc..................................................    15,681     201,187
#*  Reading International, Inc., Class A.............................    57,580     654,685
*   Reading International, Inc., Class B.............................     6,238     149,712
    Saga Communications, Inc., Class A...............................    32,625     984,296
    Scholastic Corp..................................................   141,084   5,431,734
    Shenandoah Telecommunications Co.................................    56,949   1,831,480
    Sinclair Broadcast Group, Inc., Class A..........................   112,177   4,469,132
    Spok Holdings, Inc...............................................    50,399     599,748
*   TechTarget, Inc..................................................    36,182     882,841
    TEGNA, Inc.......................................................   412,001   6,192,375
    Telephone & Data Systems, Inc....................................   374,746   9,777,123
    Townsquare Media, Inc., Class A..................................    21,921     148,844
    Tribune Publishing Co............................................    35,583     318,824

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CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
COMMUNICATION SERVICES -- (Continued)
*   TrueCar Inc......................................................  10,145 $     33,276
*   United States Cellular Corp...................................... 114,727    4,270,139
#*  Urban One, Inc...................................................  33,283       73,223
#*  Yelp, Inc........................................................  91,070    3,142,826
*   Zedge, Inc., Class B.............................................   8,025       14,125
                                                                              ------------
TOTAL COMMUNICATION SERVICES.........................................          141,779,735
                                                                              ------------
CONSUMER DISCRETIONARY -- (12.6%)
*   1-800-Flowers.com, Inc., Class A................................. 169,895    2,422,703
    Aaron's, Inc..................................................... 241,866   18,123,019
#   Abercrombie & Fitch Co., Class A................................. 274,730    4,447,879
    Acushnet Holdings Corp...........................................  27,312      777,026
#   Adient P.L.C..................................................... 340,335    7,211,699
*   Adtalem Global Education, Inc.................................... 227,790    6,783,586
    AMCON Distributing Co............................................     388       28,324
*   American Axle & Manufacturing Holdings, Inc......................  36,000      300,960
    American Eagle Outfitters, Inc................................... 561,580    8,637,100
*   American Outdoor Brands Corp..................................... 139,592      988,311
*   American Public Education, Inc...................................  46,698    1,014,281
*   America's Car-Mart, Inc..........................................  25,350    2,306,597
    Aramark.......................................................... 316,199   13,836,868
    Ark Restaurants Corp.............................................  11,846      242,843
*   Asbury Automotive Group, Inc.....................................     761       78,482
#*  At Home Group, Inc............................................... 139,663    1,189,929
*   AutoNation, Inc.................................................. 282,641   14,372,295
*   Barnes & Noble Education, Inc....................................   5,000       20,550
    Bassett Furniture Industries, Inc................................  44,588      679,967
    BBX Capital Corp.................................................  73,549      328,764
*   Beazer Homes USA, Inc............................................   4,951       74,315
#   Bed Bath & Beyond, Inc........................................... 105,528    1,445,734
#   Big Lots, Inc.................................................... 106,808    2,314,529
*   Biglari Holdings, Inc., Class A..................................      87       36,629
*   Biglari Holdings, Inc., Class B..................................   1,400      116,872
#   BJ's Restaurants, Inc............................................  51,969    2,057,453
*   Boot Barn Holdings, Inc..........................................  72,876    2,554,304
    BorgWarner, Inc.................................................. 321,069   13,382,156
    Bowl America, Inc., Class A......................................  10,764      167,893
#   Boyd Gaming Corp................................................. 179,677    4,896,198
    Brunswick Corp...................................................  63,235    3,682,806
#*  Build-A-Bear Workshop, Inc.......................................  54,728      190,453
#   Caleres, Inc..................................................... 191,145    4,113,440
    Callaway Golf Co................................................. 299,669    6,059,307
    Canterbury Park Holding Corp.....................................   7,625       95,923
*   Capri Holdings, Ltd.............................................. 154,951    4,814,328
*   Career Education Corp............................................ 170,253    2,410,782
#   Carriage Services, Inc........................................... 112,500    2,898,000
#*  Carrols Restaurant Group, Inc.................................... 127,548      909,417
    Cato Corp. (The), Class A........................................   2,702       47,258
*   Cavco Industries, Inc............................................  29,876    5,725,735
*   Century Casinos, Inc.............................................     501        3,702
#*  Century Communities, Inc.........................................  65,702    1,982,229
#   Chico's FAS, Inc................................................. 321,800    1,106,992
*   Chuy's Holdings, Inc.............................................  63,169    1,539,429
    Citi Trends, Inc.................................................  16,400      292,740
    Columbia Sportswear Co...........................................   9,424      852,401
#*  Conn's, Inc...................................................... 120,049    2,903,985
#*  Container Store Group, Inc. (The)................................  41,493      175,100
    Cooper Tire & Rubber Co.......................................... 181,513    5,125,927
*   Cooper-Standard Holdings, Inc....................................  57,997    1,847,784

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Core-Mark Holding Co., Inc....................................... 203,514 $ 6,211,247
    CSS Industries, Inc..............................................  28,210     126,945
    Culp, Inc........................................................  36,886     570,626
    Dana, Inc........................................................ 232,950   3,780,778
*   Deckers Outdoor Corp.............................................  12,420   1,899,018
*   Del Taco Restaurants, Inc........................................ 119,650     913,528
#*  Delta Apparel, Inc...............................................  20,134     502,343
#   Designer Brands, Inc., Class A................................... 180,584   2,979,636
*   Destination XL Group, Inc........................................  61,171      88,698
#   Dick's Sporting Goods, Inc....................................... 240,148   9,348,962
#   Dillard's, Inc., Class A......................................... 154,053  10,626,576
#   Dine Brands Global, Inc..........................................  23,801   1,741,043
#*  Dorman Products, Inc.............................................  31,097   2,237,429
    Dover Motorsports, Inc...........................................  50,189      96,865
#*  Drive Shack, Inc.................................................  27,340     109,087
    Educational Development Corp.....................................   4,552      30,498
#*  El Pollo Loco Holdings, Inc......................................  91,679   1,065,310
#*  Eldorado Resorts, Inc............................................  67,712   3,031,466
*   Emerson Radio Corp...............................................  19,652      15,523
    Escalade, Inc....................................................  31,822     364,680
#   Ethan Allen Interiors, Inc.......................................  92,862   1,830,310
*   Everi Holdings, Inc..............................................  15,873     159,682
#*  Express, Inc.....................................................  17,000      54,740
    Extended Stay America, Inc....................................... 268,523   3,815,712
#*  Fiesta Restaurant Group, Inc.....................................  81,943     704,300
    Flanigan's Enterprises, Inc......................................   5,416     122,429
    Flexsteel Industries, Inc........................................  26,545     439,851
    Foot Locker, Inc................................................. 304,307  13,240,398
#*  Fossil Group, Inc................................................ 137,562   1,496,675
#*  Franchise Group, Inc.............................................  14,823     177,283
#   GameStop Corp., Class A..........................................  58,831     320,041
#   Gap, Inc. (The).................................................. 333,254   5,418,710
#*  Genesco, Inc.....................................................  79,852   3,102,250
    Gentex Corp...................................................... 386,914  10,852,938
*   Gentherm, Inc....................................................  36,152   1,510,069
#*  G-III Apparel Group, Ltd......................................... 166,187   4,172,956
    Goodyear Tire & Rubber Co. (The)................................. 715,114  11,348,859
    Graham Holdings Co., Class B.....................................  19,040  11,988,726
*   Green Brick Partners, Inc........................................  64,969     654,238
    Group 1 Automotive, Inc.......................................... 122,299  12,161,413
#   Guess?, Inc...................................................... 236,111   3,954,859
#*  Habit Restaurants, Inc. (The), Class A...........................  72,408     761,008
#   Hamilton Beach Brands Holding Co., Class A.......................  40,747     759,932
#   Harley-Davidson, Inc.............................................  42,964   1,671,729
#   Haverty Furniture Cos., Inc...................................... 108,607   1,970,131
    Haverty Furniture Cos., Inc., Class A............................     700      12,726
*   Helen of Troy, Ltd...............................................  72,774  10,898,634
#*  Hibbett Sports, Inc..............................................  53,688   1,280,996
#   Hooker Furniture Corp............................................  53,234   1,260,049
#*  Horizon Global Corp..............................................  39,728     152,556
*   Houghton Mifflin Harcourt Co..................................... 381,764   2,466,195
#*  iRobot Corp......................................................   1,711      82,231
*   J Alexander's Holdings, Inc......................................  30,616     295,444
    Johnson Outdoors, Inc., Class A..................................  49,152   2,877,850
*   K12, Inc......................................................... 189,192   3,744,110
    Kohl's Corp...................................................... 287,863  14,755,857
*   Lakeland Industries, Inc.........................................  28,884     319,168
#*  Lands' End, Inc..................................................  22,753     274,629
*   Laureate Education, Inc., Class A................................  94,895   1,466,602

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CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    La-Z-Boy, Inc....................................................   211,867 $ 7,523,397
    LCI Industries...................................................     3,680     357,402
*   Leaf Group, Ltd..................................................    71,447     212,198
    Lear Corp........................................................    51,561   6,072,339
#*  LGI Homes, Inc...................................................    31,702   2,487,973
#   Lifetime Brands, Inc.............................................    61,457     491,041
*   Lincoln Educational Services Corp................................     8,887      17,241
*   Liquidity Services, Inc..........................................    52,557     341,095
#   Lithia Motors, Inc., Class A.....................................    85,067  13,396,351
*   M/I Homes, Inc...................................................    95,252   4,208,233
#   Macy's, Inc...................................................... 1,015,079  15,388,598
*   MarineMax, Inc...................................................   127,066   1,963,170
#   Marriott Vacations Worldwide Corp................................   166,493  18,302,575
    MDC Holdings, Inc................................................   188,193   7,284,951
>>  Media General, Inc...............................................   109,358      10,334
*   Meritage Homes Corp..............................................    93,172   6,716,769
*   Modine Manufacturing Co..........................................   168,105   1,921,440
*   Mohawk Industries, Inc...........................................    43,290   6,206,920
*   Monarch Casino & Resort, Inc.....................................     8,637     373,032
#   Monro, Inc.......................................................     3,107     217,832
#*  Motorcar Parts of America, Inc...................................    66,218   1,262,115
#   Movado Group, Inc................................................    70,300   1,831,315
*   Murphy USA, Inc..................................................    22,484   2,651,538
    Nathan's Famous, Inc.............................................     8,610     655,221
#*  National Vision Holdings, Inc....................................    26,616     633,461
*   Nautilus, Inc....................................................     8,388      13,840
    Newell Brands, Inc...............................................   720,914  13,675,739
#   Oxford Industries, Inc...........................................    23,537   1,620,758
    P&F Industries, Inc., Class A....................................     1,423       9,463
#*  Party City Holdco, Inc...........................................    13,507      75,909
#   Penske Automotive Group, Inc.....................................   278,767  13,581,528
#*  Playa Hotels & Resorts NV........................................    53,252     444,122
*   PlayAGS, Inc.....................................................     4,127      47,626
#*  Potbelly Corp....................................................    82,187     349,295
    PulteGroup, Inc..................................................   692,549  27,175,623
    PVH Corp.........................................................   151,393  13,195,414
*   Qurate Retail, Inc., Class A.....................................   847,022   8,080,590
    Ralph Lauren Corp................................................    34,537   3,317,624
    RCI Hospitality Holdings, Inc....................................    40,210     753,938
*   Red Lion Hotels Corp.............................................    88,513     531,078
#*  Red Robin Gourmet Burgers, Inc...................................    83,473   2,545,926
#*  Regis Corp.......................................................   113,087   2,329,592
    Rocky Brands, Inc................................................    19,704     547,968
*   Rubicon Project, Inc. (The)......................................   106,940     908,990
*   Select Interior Concepts, Inc., Class A..........................     3,827      43,857
    Service Corp. International......................................     2,343     106,560
*   Shiloh Industries, Inc...........................................    63,786     230,905
#   Shoe Carnival, Inc...............................................   103,146   3,423,416
#   Signet Jewelers, Ltd.............................................   198,140   3,178,166
*   Skechers U.S.A., Inc., Class A...................................    93,500   3,494,095
*   Skyline Champion Corp............................................    27,863     786,572
    Sonic Automotive, Inc., Class A..................................    19,519     629,097
#*  Sportsman's Warehouse Holdings, Inc..............................    25,198     171,598
#*  Stamps.com, Inc..................................................    26,128   2,205,987
    Standard Motor Products, Inc.....................................   123,563   6,469,759
*   Stoneridge, Inc..................................................   106,741   3,296,162
    Strattec Security Corp...........................................     9,774     221,186
    Superior Group of Cos, Inc.......................................    78,672   1,138,384
#   Superior Industries International, Inc...........................    22,152      57,595

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CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
*   Tandy Leather Factory, Inc.......................................    48,594 $    247,343
    Tapestry, Inc....................................................   265,073    6,854,788
*   Taylor Morrison Home Corp........................................   351,801    8,812,615
#   Tile Shop Holdings, Inc..........................................    23,607       39,660
    Tilly's, Inc., Class A...........................................    77,295      793,047
    Toll Brothers, Inc...............................................   777,321   30,914,056
*   TopBuild Corp....................................................    84,791    8,812,329
#*  TravelCenters of America, Inc....................................    12,933      144,591
#*  TRI Pointe Group, Inc............................................   457,997    7,208,873
#   Twin River Worldwide Holding, Inc................................     9,914      248,841
*   Unifi, Inc.......................................................    94,608    2,582,798
*   Universal Electronics, Inc.......................................    48,433    2,524,328
*   Universal Technical Institute, Inc...............................     3,080       18,234
#*  Urban Outfitters, Inc............................................   428,884   12,308,971
*   Vera Bradley, Inc................................................   102,746    1,105,547
*   Vista Outdoor, Inc...............................................    83,725      560,958
#*  Vitamin Shoppe, Inc..............................................    80,816      522,071
*   VOXX International Corp..........................................    79,353      384,862
    Weyco Group, Inc.................................................    22,488      554,779
#   Winnebago Industries, Inc........................................   100,191    4,816,181
#   Wolverine World Wide, Inc........................................    46,732    1,387,006
#*  ZAGG, Inc........................................................   104,206      767,998
#*  Zovio, Inc.......................................................    39,750       77,910
*   Zumiez, Inc......................................................    29,347      936,463
                                                                                ------------
TOTAL CONSUMER DISCRETIONARY.........................................            643,740,700
                                                                                ------------
CONSUMER STAPLES -- (3.8%)
    Alico, Inc.......................................................    15,394      505,693
    Andersons, Inc. (The)............................................   112,222    2,067,129
*   Bridgford Foods Corp.............................................     2,376       58,616
    Bunge, Ltd.......................................................   304,067   16,419,618
#   Cal-Maine Foods, Inc.............................................    65,213    2,601,347
    Casey's General Stores, Inc......................................     4,430      756,688
#*  Central Garden & Pet Co..........................................    61,250    1,838,725
*   Central Garden & Pet Co., Class A................................   176,558    4,993,060
*   Chefs' Warehouse, Inc. (The).....................................    79,072    2,619,260
#   Coty, Inc., Class A.............................................. 1,069,054   12,497,241
*   Craft Brew Alliance, Inc.........................................    79,524      579,730
*   Darling Ingredients, Inc.........................................   704,265   13,592,314
*   Edgewell Personal Care Co........................................   110,865    3,880,275
*   elf Beauty Inc...................................................    21,988      369,398
#*  Farmer Brothers Co...............................................     3,056       39,208
#   Fresh Del Monte Produce, Inc.....................................   237,709    7,582,917
#*  Hain Celestial Group, Inc. (The).................................   181,064    4,280,353
*   Hostess Brands, Inc..............................................   365,607    4,672,457
    Ingles Markets, Inc., Class A....................................    64,605    2,547,375
    Ingredion, Inc...................................................   148,866   11,760,414
    Inter Parfums, Inc...............................................    11,941      924,592
#   J&J Snack Foods Corp.............................................       800      152,608
    John B. Sanfilippo & Son, Inc....................................    28,369    3,010,518
*   Landec Corp......................................................   114,200    1,124,870
#   Limoneira Co.....................................................     6,474      122,488
    Mannatech, Inc...................................................     7,995      123,923
#   MGP Ingredients, Inc.............................................    11,800      506,102
*   Natural Alternatives International, Inc..........................    27,320      243,421
*   Natural Grocers by Vitamin Cottage, Inc..........................    70,661      619,697
*   Nature's Sunshine Products, Inc..................................     1,214       11,460
    Nu Skin Enterprises, Inc., Class A...............................    50,025    2,230,114
    Oil-Dri Corp. of America.........................................    28,763    1,006,993

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CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
#*  Pilgrim's Pride Corp............................................. 100,890 $  3,063,020
*   Post Holdings, Inc............................................... 247,824   25,501,090
#   PriceSmart, Inc..................................................  38,857    2,879,304
#*  Pyxus International, Inc.........................................  11,017      125,814
    Sanderson Farms, Inc.............................................  54,173    8,386,522
    Seaboard Corp....................................................   2,543   10,729,146
*   Seneca Foods Corp., Class A......................................  25,957      918,359
*   Seneca Foods Corp., Class B......................................   1,786       62,331
*   Simply Good Foods Co. (The)......................................  63,451    1,557,088
    SpartanNash Co................................................... 127,367    1,667,871
#   Spectrum Brands Holdings, Inc....................................  39,408    1,978,676
#*  TreeHouse Foods, Inc............................................. 181,729    9,817,001
#*  United Natural Foods, Inc........................................ 179,265    1,344,488
    Universal Corp................................................... 108,949    5,970,405
*   US Foods Holding Corp............................................ 311,820   12,369,899
#   Village Super Market, Inc., Class A..............................  32,953      873,255
#   Weis Markets, Inc................................................  84,995    3,271,458
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          194,254,331
                                                                              ------------
ENERGY -- (5.5%)
    Adams Resources & Energy, Inc....................................  23,204      696,120
    Amplify Energy Corp..............................................  36,821      266,952
#*  Antero Resources Corp............................................ 698,300    1,745,750
#   Apache Corp...................................................... 221,570    4,799,206
*   Apergy Corp......................................................  83,655    2,105,596
#   Arch Coal, Inc., Class A.........................................  54,127    4,270,079
    Archrock, Inc.................................................... 338,552    3,263,641
*   Ardmore Shipping Corp............................................  63,328      505,991
*   Aspen Aerogels, Inc..............................................  11,182       65,191
*   Barnwell Industries, Inc.........................................  21,637        8,218
#   Berry Petroleum Corp.............................................  27,138      254,826
#*  Bonanza Creek Energy, Inc........................................  35,641      635,123
#*  Callon Petroleum Co.............................................. 494,821    1,880,320
#*  Carrizo Oil & Gas, Inc........................................... 154,182    1,134,779
*   Centennial Resource Development, Inc., Class A................... 201,627      685,532
#   Cimarex Energy Co................................................ 220,598    9,313,647
*   Clean Energy Fuels Corp.......................................... 692,043    1,557,097
#*  CNX Resources Corp............................................... 657,490    5,542,641
#*  CONSOL Energy, Inc...............................................  95,580    1,264,523
#*  Contango Oil & Gas Co............................................  27,020       67,280
#   CVR Energy, Inc..................................................  10,755      510,002
#*  Dawson Geophysical Co............................................   8,079       19,390
    Delek US Holdings, Inc........................................... 279,715   11,174,614
    Devon Energy Corp................................................  35,756      725,132
#   DHT Holdings, Inc................................................ 435,392    3,365,580
#   DMC Global, Inc..................................................  16,522      739,194
*   Dorian LPG, Ltd.................................................. 134,888    1,679,356
#*  Dril-Quip, Inc...................................................  38,948    1,597,647
#*  Earthstone Energy, Inc., Class A.................................  16,148       62,654
#   EnLink Midstream LLC............................................. 809,987    5,062,419
*   Era Group, Inc...................................................  95,832      926,695
    Evolution Petroleum Corp.........................................  20,310      114,142
*   Exterran Corp.................................................... 117,179    1,484,658
#*  Extraction Oil & Gas, Inc........................................ 317,900      540,430
#*  Frank's International NV......................................... 148,794      729,091
    GasLog, Ltd...................................................... 119,346    1,636,234
*   Geospace Technologies Corp.......................................  48,149      702,494
#*  Goodrich Petroleum Corp..........................................   1,736       16,718
#   Green Plains, Inc................................................ 168,233    2,074,313

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
*   Gulf Island Fabrication, Inc.....................................    49,402 $   258,866
    Hallador Energy Co...............................................    46,213     155,507
*   Helix Energy Solutions Group, Inc................................   324,582   2,788,159
    Helmerich & Payne, Inc...........................................   382,236  14,333,850
    HollyFrontier Corp...............................................   486,689  26,738,694
#*  Hornbeck Offshore Services, Inc..................................   592,608     300,334
*   International Seaways, Inc.......................................    97,829   2,459,421
#*  Jagged Peak Energy, Inc..........................................   177,818   1,260,730
#*  KLX Energy Services Holdings, Inc................................    43,280     343,643
#   Kosmos Energy, Ltd...............................................   737,042   4,569,660
*   Laredo Petroleum, Inc............................................   543,549   1,282,776
#   Liberty Oilfield Services, Inc., Class A.........................    20,759     191,190
#*  Lonestar Resources US, Inc., Class A.............................    43,419     104,206
#   Mammoth Energy Services, Inc.....................................    16,385      26,216
#*  Matador Resources Co.............................................   379,213   5,274,853
*   Matrix Service Co................................................    78,943   1,480,971
#*  McDermott International, Inc.....................................         3          10
*   Mitcham Industries, Inc..........................................    59,218     136,201
#   Murphy Oil Corp..................................................   566,720  11,691,434
    NACCO Industries, Inc., Class A..................................    24,983   1,261,641
    National Oilwell Varco, Inc......................................   470,592  10,644,791
*   Natural Gas Services Group, Inc..................................    49,000     582,610
#   Navios Maritime Acquisition Corp.................................     1,692      12,571
#*  Newpark Resources, Inc...........................................   410,556   2,463,336
    NexTier Oilfield Solutions, Inc..................................   242,623   1,048,130
#*  Nine Energy Service, Inc.........................................     7,715      43,590
#*  Noble Corp. P.L.C................................................ 1,196,696   1,471,936
#*  Northern Oil and Gas, Inc........................................    86,856     170,238
*   Oasis Petroleum, Inc............................................. 1,083,434   2,827,763
*   Oceaneering International, Inc...................................   346,789   4,910,532
*   Oil States International, Inc....................................   121,733   1,737,130
*   Pacific Drilling SA..............................................     1,548       3,870
    Panhandle Oil and Gas, Inc., Class A.............................     8,850     125,581
*   Par Pacific Holdings, Inc........................................    50,474   1,143,236
    Parsley Energy, Inc., Class A....................................   908,721  14,366,879
    Patterson-UTI Energy, Inc........................................   707,678   5,887,881
    PBF Energy, Inc., Class A........................................   420,119  13,561,441
#*  PDC Energy, Inc..................................................   218,822   4,365,499
#   Peabody Energy Corp..............................................   284,305   2,993,732
#*  Penn Virginia Corp...............................................    37,356     889,073
*   ProPetro Holding Corp............................................   156,878   1,215,804
    QEP Resources, Inc...............................................   905,808   3,016,341
#   Range Resources Corp.............................................   902,982   3,639,017
#*  Renewable Energy Group, Inc......................................   202,352   3,306,432
*   REX American Resources Corp......................................    42,255   3,419,275
*   RigNet, Inc......................................................    58,558     306,844
#*  Ring Energy, Inc.................................................    35,372      58,717
#   RPC, Inc.........................................................   115,605     478,605
*   SandRidge Energy, Inc............................................    57,066     249,949
    Scorpio Tankers, Inc.............................................   187,444   5,962,594
#*  SEACOR Holdings, Inc.............................................    70,739   3,035,410
*   SEACOR Marine Holdings, Inc......................................    77,746   1,011,475
#*  Select Energy Services, Inc., Class A............................   145,830   1,108,308
    SemGroup Corp., Class A..........................................    31,027     499,535
#   Ship Finance International, Ltd..................................   212,493   3,074,774
    SM Energy Co.....................................................   346,365   2,715,502
#   Solaris Oilfield Infrastructure, Inc., Class A...................     8,400      89,376
*   SRC Energy, Inc..................................................   861,225   2,687,022
#*  Talos Energy, Inc................................................    55,562   1,196,250

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
ENERGY -- (Continued)
#*  Tidewater, Inc...................................................    65,718 $  1,066,603
#*  Transocean, Ltd..................................................   671,290    3,188,627
#*  Unit Corp........................................................   123,148      251,222
#   US Silica Holdings, Inc..........................................   335,452    1,496,116
#   Valaris P.L.C....................................................   328,138    1,348,647
    World Fuel Services Corp.........................................   147,488    6,160,574
*   WPX Energy, Inc.................................................. 1,405,629   14,028,177
                                                                                ------------
TOTAL ENERGY.........................................................            281,742,652
                                                                                ------------
FINANCIALS -- (27.4%)
#   1st Constitution Bancorp.........................................     4,837       91,855
    1st Source Corp..................................................   131,734    6,742,146
    ACNB Corp........................................................     2,174       76,938
#*  Allegiance Bancshares, Inc.......................................    38,093    1,266,973
#*  A-Mark Precious Metals, Inc......................................     3,456       37,325
#*  Ambac Financial Group, Inc.......................................    12,275      251,638
    American Equity Investment Life Holding Co.......................   318,969    7,872,155
    American Financial Group, Inc....................................   164,446   17,108,962
    American National Bankshares, Inc................................    21,718      786,192
    American National Insurance Co...................................    46,215    5,544,876
    American River Bankshares........................................     8,728      125,770
    Ameris Bancorp...................................................   198,698    8,514,209
    AMERISAFE, Inc...................................................    15,891    1,009,555
    AmeriServ Financial, Inc.........................................    72,711      302,478
    Ames National Corp...............................................     2,159       59,804
    Argo Group International Holdings, Ltd...........................   141,225    8,737,591
    Arrow Financial Corp.............................................    12,018      422,072
    Associated Banc-Corp.............................................   583,568   11,735,552
#   Associated Capital Group, Inc., Class A..........................       264       10,718
    Assurant, Inc....................................................   119,360   15,047,715
    Assured Guaranty, Ltd............................................   491,931   23,081,403
*   Asta Funding, Inc................................................     6,462       44,588
*   Athene Holding, Ltd., Class A....................................   345,170   14,963,120
    Atlantic American Corp...........................................     9,523       21,332
*   Atlantic Capital Bancshares, Inc.................................    60,442    1,127,243
    Atlantic Union Bankshares Corp...................................   220,776    8,137,803
#*  Atlanticus Holdings Corp.........................................    55,958      442,628
#   Auburn National Bancorporation, Inc..............................       513       21,905
    Axis Capital Holdings, Ltd.......................................   237,586   14,119,736
#*  Axos Financial, Inc..............................................   227,512    6,609,224
#   Banc of California, Inc..........................................   136,580    1,880,707
    BancFirst Corp...................................................    18,886    1,093,311
#*  Bancorp of New Jersey, Inc.......................................       596       10,811
*   Bancorp, Inc. (The)..............................................   180,179    1,963,951
    BancorpSouth Bank................................................   275,023    8,434,955
    Bank of Commerce Holdings........................................    16,724      187,643
    Bank of Marin Bancorp............................................    28,279    1,240,600
    Bank of NT Butterfield & Son, Ltd. (The).........................     8,955      295,067
#   Bank of Princeton (The)..........................................       770       22,145
    Bank OZK.........................................................   374,398   10,505,608
    BankFinancial Corp...............................................    56,993      734,070
    BankUnited, Inc..................................................   240,878    8,262,115
#   Bankwell Financial Group, Inc....................................     6,237      178,503
    Banner Corp......................................................   105,383    5,688,574
    Bar Harbor Bankshares............................................    40,267    1,008,688
*   Baycom Corp......................................................    10,560      223,238
    BCB Bancorp, Inc.................................................    16,956      218,732
    Berkshire Hills Bancorp, Inc.....................................   165,855    5,146,481
*   Blucora, Inc.....................................................   156,597    3,387,193

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#   Blue Capital Reinsurance Holdings, Ltd...........................    12,947 $    90,758
    BOK Financial Corp...............................................   127,970   9,872,886
    Boston Private Financial Holdings, Inc...........................   242,481   2,727,911
    Bridge Bancorp, Inc..............................................    40,003   1,296,097
*   Bridgewater Bancshares, Inc......................................     6,732      84,756
*   Brighthouse Financial, Inc.......................................    11,910     449,722
    Brookline Bancorp, Inc...........................................   273,201   4,289,256
    Bryn Mawr Bank Corp..............................................    46,293   1,764,226
*   Byline Bancorp, Inc..............................................    14,408     249,835
    C&F Financial Corp...............................................     7,197     366,039
#   Cadence BanCorp..................................................   350,821   5,395,627
    California First National Bancorp................................    14,758     260,479
#   Cambridge Bancorp................................................       293      22,710
    Camden National Corp.............................................    45,782   2,028,600
*   Cannae Holdings, Inc.............................................    44,661   1,304,101
    Capital City Bank Group, Inc.....................................    96,611   2,748,583
    Capitol Federal Financial, Inc...................................   413,297   5,897,748
    Capstar Financial Holdings, Inc..................................     4,498      76,061
    Carolina Financial Corp..........................................    33,787   1,282,217
    Cathay General Bancorp...........................................   281,020   9,995,881
    CBTX, Inc........................................................     3,283      94,058
#   CenterState Bank Corp............................................   175,150   4,441,804
    Central Pacific Financial Corp...................................    38,844   1,123,368
    Central Valley Community Bancorp.................................    15,873     330,635
    Century Bancorp, Inc., Class A...................................     7,189     625,515
#   Chemung Financial Corp...........................................     1,976      84,118
    CIT Group, Inc...................................................   340,858  14,619,400
    Citizens & Northern Corp.........................................    12,471     320,629
#   Citizens Community Bancorp, Inc..................................    33,725     375,022
    Citizens Holding Co..............................................     1,122      23,450
#*  Citizens, Inc....................................................   133,854     891,468
#   City Holding Co..................................................    14,788   1,173,280
    Civista Bancshares, Inc..........................................    17,813     400,436
    CNB Financial Corp...............................................    19,881     621,679
#   CNO Financial Group, Inc......................................... 1,201,584  18,804,790
    Codorus Valley Bancorp, Inc......................................     9,119     197,432
    Colony Bankcorp, Inc.............................................     4,653      72,308
#   Columbia Banking System, Inc.....................................   213,971   8,409,060
#   Community Bank System, Inc.......................................    93,186   6,316,147
    Community Bankers Trust Corp.....................................     3,617      31,323
    Community Financial Corp. (The)..................................     2,339      77,935
    Community Trust Bancorp, Inc.....................................    54,019   2,366,572
    Community West Bancshares........................................    18,755     186,050
    ConnectOne Bancorp, Inc..........................................   116,498   2,828,571
#*  Consumer Portfolio Services, Inc.................................    78,997     266,615
#*  Cowen, Inc., Class A.............................................    66,804   1,000,056
#   Crawford & Co., Class A..........................................     1,705      18,056
*   Customers Bancorp, Inc...........................................    32,075     756,329
    CVB Financial Corp...............................................    34,390     714,624
    Dime Community Bancshares, Inc...................................   116,730   2,251,722
    DNB Financial Corp...............................................       400      18,192
    Donegal Group, Inc., Class A.....................................    75,298   1,108,387
    Donegal Group, Inc., Class B.....................................     6,421      87,871
*   Donnelley Financial Solutions, Inc...............................    20,091     227,028
    E*TRADE Financial Corp...........................................    51,867   2,167,522
    Eagle Bancorp, Inc...............................................    67,539   3,048,710
    East West Bancorp, Inc...........................................       850      36,482
*   Elevate Credit, Inc..............................................    19,200      78,528
    Employers Holdings, Inc..........................................   109,964   4,655,876

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
#*  Encore Capital Group, Inc........................................    96,854 $ 3,214,584
*   Enova International, Inc.........................................    70,042   1,645,287
*   Enstar Group, Ltd................................................    28,937   5,813,443
*   Entegra Financial Corp...........................................     2,772      83,437
    Enterprise Bancorp, Inc..........................................    12,915     384,996
    Enterprise Financial Services Corp...............................    42,119   1,844,812
*   Equity Bancshares, Inc., Class A.................................    28,451     789,800
    ESSA Bancorp, Inc................................................    24,400     398,940
    Evans Bancorp, Inc...............................................     8,795     334,122
    Everest Re Group, Ltd............................................     4,511   1,159,733
#*  EZCORP, Inc., Class A............................................   166,640     876,526
    Farmers National Banc Corp.......................................    40,936     610,765
    FB Financial Corp................................................     8,170     307,764
    FBL Financial Group, Inc., Class A...............................   116,453   6,682,073
    Federal Agricultural Mortgage Corp., Class A.....................     2,759     206,649
    Federal Agricultural Mortgage Corp., Class C.....................    43,772   3,707,051
    FedNat Holding Co................................................    56,799     815,066
    Financial Institutions, Inc......................................    49,428   1,553,522
*   First Acceptance Corp............................................    90,168      69,429
    First American Financial Corp....................................   291,331  17,998,429
    First Bancorp....................................................    63,922   2,413,056
    First BanCorp....................................................   716,868   7,541,451
    First Bancorp, Inc...............................................    22,077     624,117
    First Bancshares, Inc. (The).....................................    15,766     519,647
    First Bank.......................................................    11,626     122,771
    First Busey Corp.................................................    96,691   2,549,742
    First Business Financial Services, Inc...........................    11,592     281,917
    First Choice Bancorp.............................................       400       8,944
    First Citizens BancShares, Inc., Class A.........................    21,741  10,694,833
    First Commonwealth Financial Corp................................   285,908   4,028,444
#   First Community Bancshares, Inc..................................    61,378   1,953,662
    First Community Corp.............................................     2,111      40,426
    First Defiance Financial Corp....................................    66,636   2,060,385
#   First Financial Bancorp..........................................   360,197   8,443,018
    First Financial Corp.............................................    50,392   2,210,697
    First Financial Northwest, Inc...................................    75,536   1,068,834
    First Foundation, Inc............................................   107,048   1,713,838
    First Horizon National Corp......................................   795,087  12,697,539
    First Internet Bancorp...........................................     7,512     170,823
    First Interstate BancSystem, Inc., Class A.......................   121,991   5,118,742
    First Merchants Corp.............................................   178,836   7,072,964
#   First Mid Bancshares, Inc........................................    15,283     533,377
    First Midwest Bancorp, Inc.......................................   385,869   7,925,749
    First Northwest Bancorp..........................................     7,168     125,942
    First of Long Island Corp. (The).................................    46,539   1,090,874
#   First Savings Financial Group, Inc...............................       426      26,386
    First United Corp................................................     7,060     165,204
    Flagstar Bancorp, Inc............................................   190,559   6,924,914
    Flushing Financial Corp..........................................   119,416   2,584,162
    FNB Corp......................................................... 1,048,665  12,646,900
#   Franklin Financial Network, Inc..................................    28,134     936,018
    FS Bancorp, Inc..................................................     3,027     173,296
    Fulton Financial Corp............................................   736,177  12,559,180
    GAMCO Investors, Inc., Class A...................................    12,116     190,948
*   Genworth Financial, Inc., Class A................................    20,742      88,776
#   German American Bancorp, Inc.....................................    93,044   3,075,104
#   Glacier Bancorp, Inc.............................................    36,980   1,564,994
    Global Indemnity, Ltd............................................    56,695   1,403,768
    Great Southern Bancorp, Inc......................................    37,966   2,293,906

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
    Great Western Bancorp, Inc.......................................   203,781 $ 7,105,843
*   Green Dot Corp., Class A.........................................    36,947   1,065,551
#*  Greenlight Capital Re, Ltd., Class A.............................   111,880   1,208,304
#   Guaranty Bancshares, Inc.........................................     6,881     217,852
    Guaranty Federal Bancshares, Inc.................................    14,051     341,018
*   Hallmark Financial Services, Inc.................................    59,157   1,054,178
    Hancock Whitney Corp.............................................   306,914  11,969,646
    Hanmi Financial Corp.............................................   104,995   2,021,154
    Hanover Insurance Group, Inc. (The)..............................    84,662  11,150,832
#*  HarborOne Bancrop, Inc...........................................    40,932     417,916
#   Hawthorn Bancshares, Inc.........................................    14,406     345,744
#   HCI Group, Inc...................................................    32,155   1,352,118
    Heartland Financial USA, Inc.....................................    84,837   3,968,675
    Heritage Commerce Corp...........................................   104,426   1,255,201
    Heritage Financial Corp..........................................    65,383   1,799,994
    Heritage Insurance Holdings, Inc.................................    53,322     710,249
    Hilltop Holdings, Inc............................................   306,847   7,167,946
    Hingham Institution for Savings..................................     1,253     238,057
*   HMN Financial, Inc...............................................    17,795     374,585
    Home Bancorp, Inc................................................     9,088     346,798
#   Home BancShares, Inc.............................................    30,232     558,687
*   HomeStreet, Inc..................................................    71,609   2,148,986
    HomeTrust Bancshares, Inc........................................    21,623     577,334
    Hope Bancorp, Inc................................................   417,963   5,964,332
    Horace Mann Educators Corp.......................................   204,780   8,920,217
    Horizon Bancorp, Inc.............................................    90,914   1,659,635
*   Howard Bancorp, Inc..............................................     7,822     131,253
    IBERIABANK Corp..................................................   187,885  13,788,880
    Independence Holding Co..........................................     6,977     272,801
    Independent Bank Corp............................................    82,409   6,764,131
    Independent Bank Corp............................................    43,229     973,085
    Independent Bank Group, Inc......................................   118,000   6,309,460
    International Bancshares Corp....................................   272,142  11,146,936
*   INTL. FCStone, Inc...............................................    41,691   1,667,640
#   Invesco, Ltd.....................................................   838,661  14,106,278
    Investar Holding Corp............................................     3,508      87,033
    Investors Bancorp, Inc........................................... 1,084,861  13,072,575
    Investors Title Co...............................................     7,512   1,139,570
    James River Group Holdings, Ltd..................................    12,755     456,757
#   Janus Henderson Group P.L.C......................................   635,093  14,689,701
#   Jefferies Financial Group, Inc...................................   196,427   3,667,292
    Kearny Financial Corp............................................   268,141   3,762,018
    Kemper Corp......................................................   215,521  15,491,649
#   Kentucky First Federal Bancorp...................................       496       3,720
    Kingstone Cos., Inc..............................................     1,214       9,797
    Ladenburg Thalmann Financial Services, Inc.......................    10,814      24,440
#   Lake Shore Bancorp, Inc..........................................     1,066      15,905
    Lakeland Bancorp, Inc............................................   160,777   2,660,859
#   Lakeland Financial Corp..........................................    32,815   1,527,538
    Landmark Bancorp, Inc............................................     3,267      75,762
    LCNB Corp........................................................       770      13,922
    LegacyTexas Financial Group, Inc.................................   120,251   5,115,478
    Legg Mason, Inc..................................................   293,929  10,951,795
    Level One Bancorp, Inc...........................................       507      12,371
#   Live Oak Bancshares, Inc.........................................    37,641     683,184
    Luther Burbank Corp..............................................     8,196      94,828
    Macatawa Bank Corp...............................................    84,697     885,507
    Mackinac Financial Corp..........................................    18,725     292,859
*   Magyar Bancorp, Inc..............................................     6,751      83,375

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
*   Malvern Bancorp, Inc.............................................     4,264 $    95,428
    Marlin Business Services Corp....................................    62,483   1,483,346
#*  MBIA, Inc........................................................   382,403   3,552,524
    Mercantile Bank Corp.............................................    47,119   1,659,060
    Merchants Bancorp................................................     5,048      82,434
    Mercury General Corp.............................................    15,286     734,645
    Meridian Bancorp, Inc............................................   131,046   2,563,260
    Meta Financial Group, Inc........................................    96,283   3,048,320
*   Metropolitan Bank Holding Corp...................................     2,627     112,803
    MGIC Investment Corp.............................................   394,009   5,401,863
    Mid Penn Bancorp, Inc............................................       262       6,681
    Middlefield Banc Corp............................................       967      44,482
    Midland States Bancorp, Inc......................................    26,656     714,381
    MidWestOne Financial Group, Inc..................................    19,792     645,120
#*  Mr Cooper Group, Inc.............................................   152,620   1,953,536
    MSB Financial Corp...............................................     3,419      53,678
    MutualFirst Financial, Inc.......................................    19,402     773,946
    MVB Financial Corp...............................................       914      18,417
    National Bank Holdings Corp., Class A............................    65,744   2,261,594
    National Bankshares, Inc.........................................       658      27,689
    National General Holdings Corp...................................   193,053   4,115,890
    National Security Group, Inc. (The)..............................       193       2,667
    National Western Life Group, Inc., Class A.......................     8,736   2,381,434
    Navient Corp.....................................................   809,631  11,148,619
#   NBT Bancorp, Inc.................................................    85,395   3,394,451
    Nelnet, Inc., Class A............................................   110,931   6,796,742
#   New York Community Bancorp, Inc.................................. 1,634,591  19,042,985
>>  NewStar Financial, Inc...........................................   159,703     112,159
*   NI Holdings, Inc.................................................     2,431      42,543
*   Nicholas Financial, Inc..........................................    23,562     198,156
*   Nicolet Bankshares, Inc..........................................    13,329     919,434
*   NMI Holdings, Inc., Class A......................................    87,703   2,565,313
*   Northeast Bank...................................................    10,100     216,241
    Northfield Bancorp, Inc..........................................   160,380   2,728,064
    Northrim BanCorp, Inc............................................    26,190   1,020,101
#   Northwest Bancshares, Inc........................................   285,760   4,820,771
    Norwood Financial Corp...........................................     4,180     130,416
    OceanFirst Financial Corp........................................   127,826   3,058,876
    OFG Bancorp......................................................   150,704   3,060,798
    Ohio Valley Banc Corp............................................     1,614      59,298
    Old Line Bancshares, Inc.........................................    19,414     568,442
#   Old National Bancorp.............................................   587,691  10,575,500
    Old Republic International Corp..................................   806,796  18,023,823
    Old Second Bancorp, Inc..........................................    87,137   1,051,744
*   On Deck Capital, Inc.............................................   171,603     765,349
    OneMain Holdings, Inc............................................   256,535  10,261,400
    Oppenheimer Holdings, Inc., Class A..............................    12,633     343,618
    Opus Bank........................................................    97,999   2,429,395
#   Origin Bancorp, Inc..............................................       576      20,269
    Oritani Financial Corp...........................................   190,447   3,553,741
    Orrstown Financial Services, Inc.................................     5,206     112,918
*   Pacific Mercantile Bancorp.......................................    38,847     278,145
#   Pacific Premier Bancorp, Inc.....................................   159,328   5,378,117
    PacWest Bancorp..................................................   412,876  15,272,283
#   Park National Corp...............................................     2,936     297,270
    Parke Bancorp, Inc...............................................     3,530      84,861
    PCSB Financial Corp..............................................     9,695     196,421
    Peapack Gladstone Financial Corp.................................    56,110   1,638,412
    Penns Woods Bancorp, Inc.........................................     6,546     200,111

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
*   Pennymac Financial Services, Inc.................................    12,330 $   383,833
    Peoples Bancorp of North Carolina, Inc...........................     5,107     151,882
    Peoples Bancorp, Inc.............................................    63,799   2,086,865
    Peoples Financial Services Corp..................................     1,342      66,000
#   People's United Financial, Inc................................... 1,564,607  25,299,695
    People's Utah Bancorp............................................     8,816     256,546
    Pinnacle Financial Partners, Inc.................................   226,945  13,348,905
    Piper Jaffray Cos................................................    43,069   3,382,639
    Plumas Bancorp...................................................       600      13,200
    Popular, Inc.....................................................   353,844  19,270,344
#*  PRA Group, Inc...................................................   165,417   5,612,599
    Preferred Bank...................................................    22,919   1,221,812
    Premier Financial Bancorp, Inc...................................    39,050     693,138
    ProAssurance Corp................................................   117,853   4,622,195
#   Prosperity Bancshares, Inc.......................................   248,525  17,153,196
    Protective Insurance Corp., Class A..............................       276       4,099
    Protective Insurance Corp., Class B..............................    24,366     387,663
    Provident Financial Holdings, Inc................................    26,149     524,549
    Provident Financial Services, Inc................................   231,764   5,782,512
    Prudential Bancorp, Inc..........................................     2,664      46,487
    QCR Holdings, Inc................................................    34,587   1,403,540
    Radian Group, Inc................................................   439,207  11,024,096
    RBB Bancorp......................................................    11,015     221,842
*   Regional Management Corp.........................................    23,874     690,675
    Reinsurance Group of America, Inc................................   170,010  27,621,525
    RenaissanceRe Holdings, Ltd......................................    93,361  17,475,312
    Renasant Corp....................................................   193,613   6,718,371
    Republic Bancorp, Inc., Class A..................................    20,475     910,523
*   Republic First Bancorp, Inc......................................    30,029     121,617
    Riverview Bancorp, Inc...........................................    45,694     328,540
#   S&T Bancorp, Inc.................................................    87,232   3,284,721
    Safety Insurance Group, Inc......................................    52,186   5,072,479
    Salisbury Bancorp, Inc...........................................       490      18,649
    Sandy Spring Bancorp, Inc........................................   116,654   4,024,563
#   Santander Consumer USA Holdings, Inc.............................   643,133  16,129,776
#   SB Financial Group, Inc..........................................     1,320      22,334
    SB One Bancorp...................................................     9,349     206,426
*   Seacoast Banking Corp. of Florida................................    64,429   1,804,012
*   Security National Financial Corp., Class A.......................    11,818      58,263
*   Select Bancorp, Inc..............................................     8,275      93,508
    Selective Insurance Group, Inc...................................   140,680   9,723,802
    Shore Bancshares, Inc............................................    12,298     191,972
    Sierra Bancorp...................................................    32,593     887,833
    Signature Bank...................................................    54,587   6,458,734
#   Simmons First National Corp., Class A............................   343,162   8,208,435
    SLM Corp.........................................................    98,617     832,327
*   SmartFinancial, Inc..............................................     8,598     180,988
#   South State Corp.................................................   115,950   9,143,817
*   Southern First Bancshares, Inc...................................    18,379     740,857
    Southern Missouri Bancorp, Inc...................................    10,474     381,358
    Southern National Bancorp of Virginia, Inc.......................    30,462     482,518
#   Southside Bancshares, Inc........................................    61,787   2,128,562
    Southwest Georgia Financial Corp.................................       731      14,901
*   Spirit of Texas Bancshares, Inc..................................       800      16,720
    State Auto Financial Corp........................................   141,848   4,693,750
    Sterling Bancorp.................................................   728,325  14,311,586
    Sterling Bancorp, Inc............................................    21,251     205,922
    Stewart Information Services Corp................................    76,617   3,135,168
    Stifel Financial Corp............................................   183,296  10,260,910

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
FINANCIALS -- (Continued)
    Stock Yards Bancorp, Inc.........................................     3,295 $      131,602
    Summit Financial Group, Inc......................................    12,022        306,080
    Synovus Financial Corp...........................................   338,146     11,453,005
    TCF Financial Corp...............................................   449,286     17,787,233
    Territorial Bancorp, Inc.........................................    21,403        632,673
*   Texas Capital Bancshares, Inc....................................   168,620      9,115,597
*   Third Point Reinsurance, Ltd.....................................   216,172      2,051,472
    Timberland Bancorp, Inc..........................................    49,488      1,311,432
    Tiptree, Inc.....................................................   139,954      1,028,662
#   Tompkins Financial Corp..........................................    14,598      1,277,471
    Towne Bank.......................................................   169,530      4,762,098
    TriCo Bancshares.................................................    58,987      2,219,681
*   TriState Capital Holdings, Inc...................................    72,276      1,671,021
*   Triumph Bancorp, Inc.............................................    54,132      1,756,583
    TrustCo Bank Corp. NY............................................   258,072      2,229,742
#   Trustmark Corp...................................................   303,207     10,406,064
    Two River Bancorp................................................     1,206         25,290
    UMB Financial Corp...............................................    18,792      1,226,366
    Umpqua Holdings Corp.............................................   788,799     12,478,800
#*  Unico American Corp..............................................    35,600        239,766
    United Bancshares, Inc...........................................       590         12,461
#   United Bankshares, Inc...........................................   288,557     11,409,544
    United Community Banks, Inc......................................   201,739      6,094,535
    United Community Financial Corp..................................   171,309      1,951,210
    United Financial Bancorp, Inc....................................   163,741      2,312,023
    United Fire Group, Inc...........................................    44,105      2,007,660
    United Insurance Holdings Corp...................................    59,101        724,578
    United Security Bancshares.......................................     1,687         17,157
    Unity Bancorp, Inc...............................................    30,640        669,178
#   Universal Insurance Holdings, Inc................................    49,436      1,340,210
    Univest Financial Corp...........................................    91,838      2,364,829
    Unum Group.......................................................   656,140     18,070,096
#   Valley National Bancorp.......................................... 1,078,585     12,490,014
#   Veritex Holdings, Inc............................................    78,554      1,933,999
#   Victory Capital Holdings, Inc., Class A..........................    11,262        175,237
#   Virtus Investment Partners, Inc..................................    18,429      1,999,178
    Voya Financial, Inc..............................................   376,240     20,301,910
#   Waddell & Reed Financial, Inc., Class A..........................    91,113      1,508,831
    Walker & Dunlop, Inc.............................................    89,820      5,657,762
    Washington Federal, Inc..........................................   320,090     11,670,481
    Washington Trust Bancorp, Inc....................................    17,053        871,238
    Waterstone Financial, Inc........................................    74,016      1,378,918
    Webster Financial Corp...........................................   209,439      9,236,260
    WesBanco, Inc....................................................   204,884      7,701,590
    West Bancorporation, Inc.........................................    90,568      2,126,537
    Western Alliance Bancorp.........................................    48,874      2,410,954
    Western New England Bancorp, Inc.................................   105,704      1,010,530
    Westwood Holdings Group, Inc.....................................       927         28,023
    White Mountains Insurance Group, Ltd.............................     8,590      9,199,890
    Wintrust Financial Corp..........................................   182,739     11,662,403
#   WisdomTree Investments, Inc......................................    31,800        162,498
#*  World Acceptance Corp............................................     5,158        535,452
    WR Berkley Corp..................................................    89,075      6,226,343
    WSFS Financial Corp..............................................   153,609      6,477,692
    WVS Financial Corp...............................................     1,304         19,964
#   Zions Bancorp NA.................................................   374,079     18,131,609
                                                                                --------------
TOTAL FINANCIALS.....................................................            1,407,551,973
                                                                                --------------

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (4.1%)
#*  Abeona Therapeutics, Inc.........................................   6,000 $    14,220
#*  Acadia Healthcare Co., Inc....................................... 317,982   9,536,280
*   Achillion Pharmaceuticals, Inc...................................  98,996     634,564
#*  Acorda Therapeutics, Inc.........................................  11,459      18,907
*   Addus HomeCare Corp..............................................   2,859     240,756
#*  Adverum Biotechnologies, Inc.....................................  86,143     626,260
*   Aeglea BioTherapeutics, Inc......................................   3,852      29,314
#*  Akebia Therapeutics, Inc.........................................  30,255     112,851
*   Akorn, Inc....................................................... 207,362   1,034,736
#*  Allscripts Healthcare Solutions, Inc............................. 584,191   6,391,050
#*  American Shared Hospital Services................................   8,624      20,525
*   AMN Healthcare Services, Inc.....................................  35,119   2,063,592
*   Amphastar Pharmaceuticals, Inc...................................  59,325   1,145,862
#*  AngioDynamics, Inc............................................... 121,939   1,865,667
#*  Anika Therapeutics, Inc..........................................  53,584   3,771,778
*   Applied Genetic Technologies Corp................................  39,304     119,091
*   Aravive, Inc.....................................................   2,023      13,129
#*  Ardelyx, Inc.....................................................  11,690      58,450
*   Arena Pharmaceuticals, Inc.......................................   5,800     282,547
*   Assembly Biosciences, Inc........................................      72       1,189
#*  Avanos Medical, Inc.............................................. 149,660   6,591,026
*   Bio-Rad Laboratories, Inc., Class A..............................   3,997   1,325,485
#*  BioTelemetry, Inc................................................   9,585     377,266
*   Brookdale Senior Living, Inc..................................... 703,467   5,170,482
*   Cambrex Corp.....................................................  93,143   5,563,431
#   Cantel Medical Corp..............................................   3,078     224,355
#*  Capital Senior Living Corp.......................................  55,334     227,423
#*  Catalyst Biosciences, Inc........................................  31,983     173,988
*   Chimerix, Inc....................................................  14,513      20,754
#   Computer Programs & Systems, Inc.................................  13,280     306,370
*   Concert Pharmaceuticals, Inc.....................................   3,300      20,559
    CONMED Corp......................................................  97,889  10,769,748
#*  Corvus Pharmaceuticals, Inc......................................     100         333
#*  Covetrus, Inc....................................................  71,332     707,257
*   Cross Country Healthcare, Inc....................................  28,266     305,555
*   CryoLife, Inc....................................................  11,043     247,915
#*  Cumberland Pharmaceuticals, Inc..................................  73,176     384,906
*   Cutera, Inc......................................................  14,665     461,947
*   Cymabay Therapeutics, Inc........................................   1,141       5,123
#*  DaVita, Inc...................................................... 156,415   9,165,919
*   Digirad Corp.....................................................   5,037      20,601
*   Diplomat Pharmacy, Inc...........................................  25,099     136,539
*   Electromed, Inc..................................................  22,812     153,981
*   Emergent BioSolutions, Inc.......................................  30,272   1,730,348
*   Enanta Pharmaceuticals, Inc......................................  16,058     977,611
#*  Endologix, Inc...................................................   1,696       4,155
    Ensign Group, Inc. (The).........................................  13,508     570,713
#*  Enzo Biochem, Inc................................................ 264,377     835,431
#*  Evolent Health, Inc., Class A.................................... 188,555   1,436,789
*   Five Prime Therapeutics, Inc.....................................  37,209     146,976
*   FONAR Corp.......................................................  19,236     391,068
#*  G1 Therapeutics, Inc.............................................   2,719      57,697
#*  GlycoMimetics, Inc...............................................  21,279     112,353
#*  Harvard Bioscience, Inc.......................................... 105,125     294,350
*   HealthStream, Inc................................................  80,464   2,257,820
*   HMS Holdings Corp................................................  53,878   1,761,272
*   Horizon Therapeutics P.L.C....................................... 114,209   3,301,782
#*  Idera Pharmaceuticals, Inc.......................................   5,109      13,488
#*  Inovalon Holdings, Inc., Class A.................................   8,384     131,042

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                       ------- ------------
HEALTH CARE -- (Continued)
*    Integer Holdings Corp............................................ 126,414 $  9,789,500
#*   IntriCon Corp....................................................  12,445      257,363
#    Invacare Corp.................................................... 129,092      996,590
*    IRIDEX Corp......................................................  48,078       85,098
*    Jazz Pharmaceuticals P.L.C.......................................  53,479    6,718,567
*    Jounce Therapeutics, Inc.........................................  33,366      120,618
     Kewaunee Scientific Corp.........................................  11,719      186,449
*    Kindred Biosciences, Inc.........................................  58,024      474,056
#*   Lannett Co., Inc.................................................  40,573      482,413
#    LeMaitre Vascular, Inc...........................................  36,090    1,248,714
#*   LHC Group, Inc...................................................  72,851    8,084,275
#*   Ligand Pharmaceuticals, Inc......................................  26,342    2,866,273
     Luminex Corp..................................................... 102,909    2,109,120
*    Magellan Health, Inc.............................................  88,061    5,715,159
#*   Mallinckrodt P.L.C...............................................  16,900       53,404
*>>  MedCath Corp..................................................... 116,120            0
*    MEDNAX, Inc...................................................... 216,909    4,763,322
#    Meridian Bioscience, Inc.........................................  56,533      553,458
*    Merit Medical Systems, Inc.......................................  74,917    1,547,411
#    Merrimack Pharmaceuticals, Inc...................................  88,063      347,849
#*   Micron Solutions, Inc............................................   1,132        2,672
#*   Mirati Therapeutics, Inc.........................................   5,371      505,841
#*   Misonix, Inc.....................................................  20,233      351,043
*    Myriad Genetics, Inc............................................. 191,105    6,434,505
     National HealthCare Corp.........................................  29,307    2,408,449
#*   Natus Medical, Inc...............................................  64,491    2,172,057
     Neoleukin Therapeutics, Inc......................................  33,079       98,575
*    NextGen Healthcare, Inc..........................................  25,713      434,678
*    Omnicell, Inc....................................................   1,724      121,352
*    OraSure Technologies, Inc........................................ 144,345    1,232,706
*    Orthofix Medical, Inc............................................  24,649    1,035,997
*    Otonomy, Inc.....................................................  90,334      205,962
#    Owens & Minor, Inc............................................... 208,511    1,403,279
#    Patterson Cos., Inc.............................................. 250,228    4,286,406
#*   PDL BioPharma, Inc............................................... 585,344    1,650,670
     Pennant Group, Inc...............................................   6,754      121,504
     Perrigo Co. P.L.C................................................ 444,809   23,583,773
*    PetIQ, Inc.......................................................   3,265       80,711
*    Pfenex, Inc......................................................  26,611      245,353
#*   Premier, Inc., Class A...........................................  90,166    2,937,608
#*   Prestige Consumer Healthcare, Inc................................ 180,765    6,409,927
*    Protagonist Therapeutics, Inc....................................  20,402      274,407
*    Prothena Corp. P.L.C.............................................  89,666      815,961
*    Providence Service Corp. (The)...................................  36,733    2,346,137
#*   RTI Surgical Holdings, Inc....................................... 342,818      754,200
*    SeaSpine Holdings Corp...........................................  24,740      342,402
*    Select Medical Holdings Corp..................................... 380,711    6,936,554
*    Supernus Pharmaceuticals, Inc....................................  12,745      354,184
#*   Surgery Partners, Inc............................................  32,545      258,733
#*   Syneos Health, Inc...............................................  73,977    3,709,947
#*   Tivity Health, Inc...............................................  67,256    1,090,220
#*   Triple-S Management Corp., Class B...............................  61,283      927,212
     Utah Medical Products, Inc.......................................   1,047      107,286
*    Vanda Pharmaceuticals, Inc.......................................  39,882      538,806
*    Varex Imaging Corp...............................................  72,183    2,166,212
*    WellCare Health Plans, Inc.......................................   8,991    2,666,731
#*   Wright Medical Group NV..........................................  22,293      463,694
                                                                               ------------
TOTAL HEALTH CARE.....................................................          210,240,019
                                                                               ------------

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (19.6%)
    AAR Corp......................................................... 153,489 $ 6,408,166
    ABM Industries, Inc.............................................. 293,244  10,691,676
*   Acacia Research Corp.............................................  77,596     197,094
    ACCO Brands Corp................................................. 258,640   2,366,556
    Acme United Corp.................................................   5,282     109,131
    Actuant Corp., Class A...........................................  94,310   2,336,059
    Acuity Brands, Inc...............................................     370      46,172
#   ADT, Inc......................................................... 159,408   1,233,818
*   Advanced Disposal Services, Inc..................................  37,476   1,228,463
*   AECOM............................................................ 544,116  21,770,081
*   Aegion Corp......................................................  85,783   1,858,918
*   AeroCentury Corp.................................................   6,545      39,163
#*  Aerovironment, Inc...............................................  69,796   4,046,772
    AGCO Corp........................................................ 273,209  20,952,398
    Air Lease Corp................................................... 382,287  16,812,982
*   Air Transport Services Group, Inc................................ 120,742   2,524,715
    Alamo Group, Inc.................................................  62,459   6,686,861
    Alaska Air Group, Inc............................................  94,110   6,534,057
    Albany International Corp., Class A..............................  72,670   6,102,827
    Allied Motion Technologies, Inc..................................  10,614     401,846
    Altra Industrial Motion Corp.....................................  64,225   1,978,130
    AMERCO...........................................................  44,690  18,101,238
#*  Ameresco, Inc., Class A..........................................  57,237     843,673
#*  American Superconductor Corp.....................................  18,570     145,403
*   American Woodmark Corp...........................................  27,892   2,765,771
*   AMREP Corp.......................................................   8,943      52,495
    Apogee Enterprises, Inc.......................................... 111,923   4,201,589
    Applied Industrial Technologies, Inc............................. 101,974   6,102,124
*   ARC Document Solutions, Inc...................................... 253,102     344,219
    ArcBest Corp.....................................................  84,767   2,448,919
    Arconic, Inc.....................................................  59,287   1,628,614
    Arcosa, Inc...................................................... 212,350   8,156,363
#   Argan, Inc.......................................................  63,290   2,395,526
*   Armstrong Flooring, Inc..........................................   3,155      19,372
*   Arotech Corp.....................................................  96,448     286,451
*   ASGN, Inc........................................................ 152,272   9,682,976
    Astec Industries, Inc............................................  82,848   2,907,136
*   Astronics Corp...................................................  30,958     895,925
*   Atlas Air Worldwide Holdings, Inc................................  62,467   1,369,901
*   Avalon Holdings Corp., Class A...................................   3,700       8,480
    AZZ, Inc.........................................................  17,476     677,894
#*  Babcock & Wilcox Enterprises, Inc................................   1,106       5,077
    Barnes Group, Inc................................................ 135,925   7,944,816
    Barrett Business Services, Inc...................................   9,363     821,416
*   Beacon Roofing Supply, Inc....................................... 246,518   7,651,919
    BG Staffing, Inc.................................................   4,163      79,638
*   BMC Stock Holdings, Inc.......................................... 141,915   3,830,286
    Brady Corp., Class A.............................................  78,318   4,412,436
#   Briggs & Stratton Corp...........................................   3,605      26,569
*   Broadwind Energy, Inc............................................  16,100      26,404
*   Builders FirstSource, Inc........................................  46,491   1,051,162
#*  CAI International, Inc...........................................  77,631   1,845,289
*   CBIZ, Inc........................................................ 181,069   4,955,859
*   CECO Environmental Corp..........................................  93,508     641,465
*   Chart Industries, Inc............................................ 144,806   8,489,976
#   Chicago Rivet & Machine Co.......................................   1,983      51,578
*   CIRCOR International, Inc........................................  56,576   2,166,295
*   Clean Harbors, Inc............................................... 118,511   9,772,417
#*  Colfax Corp...................................................... 404,247  13,582,699

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Columbus McKinnon Corp...........................................  75,237 $ 2,822,892
    Comfort Systems USA, Inc.........................................  47,713   2,405,212
*   Commercial Vehicle Group, Inc....................................  80,072     583,725
    CompX International, Inc.........................................   5,744      84,207
*   Construction Partners, Inc., Class A.............................   9,337     159,849
*   Continental Building Products, Inc...............................  23,490     702,586
*   Continental Materials Corp.......................................   1,419      14,829
    Copa Holdings SA, Class A........................................   6,502     661,513
#*  Cornerstone Building Brands, Inc.................................  41,055     256,594
    Costamare, Inc................................................... 214,897   1,689,090
    Covanta Holding Corp.............................................   4,855      70,106
*   Covenant Transportation Group, Inc., Class A.....................  65,916   1,013,129
*   CPI Aerostructures, Inc..........................................  71,906     560,148
    CRA International, Inc...........................................  29,637   1,459,622
    Crane Co.........................................................  10,478     801,777
    CSW Industrials, Inc.............................................  30,288   2,096,535
#   Cubic Corp.......................................................  82,216   6,062,608
    Curtiss-Wright Corp..............................................  97,769  13,223,257
#*  Daseke, Inc......................................................   5,967      16,051
#   Deluxe Corp......................................................  60,376   3,129,288
    Douglas Dynamics, Inc............................................  70,291   3,291,728
*   Ducommun, Inc....................................................  41,557   2,060,396
*   DXP Enterprises, Inc.............................................  62,522   2,158,259
#*  Dycom Industries, Inc............................................  54,145   2,468,471
#*  Eagle Bulk Shipping, Inc......................................... 106,532     462,349
    Eastern Co. (The)................................................  32,147     886,936
*   Echo Global Logistics, Inc....................................... 102,422   2,039,222
    Ecology and Environment, Inc., Class A...........................   7,348     111,102
    EMCOR Group, Inc.................................................  20,058   1,759,287
    Encore Wire Corp................................................. 106,136   5,964,843
#   EnerSys..........................................................  85,269   5,701,085
#   Ennis, Inc.......................................................  94,663   1,854,448
    EnPro Industries, Inc............................................  57,985   4,032,857
    ESCO Technologies, Inc...........................................  81,824   6,913,310
    Espey Manufacturing & Electronics Corp...........................  13,355     303,559
    Federal Signal Corp.............................................. 261,212   8,473,717
    Fluor Corp....................................................... 217,299   3,500,687
    Forward Air Corp.................................................  16,501   1,141,374
*   Franklin Covey Co................................................  73,016   2,789,211
    Franklin Electric Co., Inc.......................................  33,384   1,797,728
*   FreightCar America, Inc..........................................  15,200      50,768
#*  FTI Consulting, Inc.............................................. 118,647  12,917,099
#*  Gates Industrial Corp. P.L.C.....................................  30,810     308,100
#   GATX Corp........................................................ 197,842  15,738,331
*   Genco Shipping & Trading, Ltd....................................  58,964     582,564
*   Gencor Industries, Inc...........................................  51,296     641,200
*   Genesee & Wyoming, Inc., Class A................................. 209,615  23,273,553
*   Gibraltar Industries, Inc........................................ 148,815   7,921,422
*   GMS, Inc......................................................... 112,805   3,379,638
*   Goldfield Corp. (The)............................................  14,156      32,134
    Gorman-Rupp Co. (The)............................................ 137,220   5,068,907
*   GP Strategies Corp...............................................  93,790   1,041,069
    Graham Corp......................................................  12,770     289,368
#   Granite Construction, Inc........................................ 174,041   4,096,925
*   Great Lakes Dredge & Dock Corp................................... 197,942   2,127,876
#   Greenbrier Cos., Inc. (The)...................................... 116,559   3,414,013
#   Griffon Corp..................................................... 250,012   5,327,756
    H&E Equipment Services, Inc......................................  65,215   2,213,397
#   Hawaiian Holdings, Inc........................................... 181,935   5,205,160

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE+
                                                                      --------- -----------
INDUSTRIALS -- (Continued)
#   Heartland Express, Inc...........................................    56,453 $ 1,179,868
    Heidrick & Struggles International, Inc..........................    74,957   2,133,276
    Helios Technologies, Inc.........................................    22,457     889,971
*   Herc Holdings, Inc...............................................    45,532   2,015,246
*   Heritage-Crystal Clean, Inc......................................    41,140   1,091,856
*   Hertz Global Holdings, Inc.......................................   346,638   4,683,079
    Hillenbrand, Inc.................................................    19,593     603,268
*   Houston Wire & Cable Co..........................................    16,754      71,205
*   Hub Group, Inc., Class A.........................................   110,401   5,056,366
*   Hudson Global, Inc...............................................       594       6,653
    Hurco Cos., Inc..................................................    32,038   1,114,602
*   Huron Consulting Group, Inc......................................    78,127   5,167,320
    Hyster-Yale Materials Handling, Inc..............................    47,573   2,412,903
*   IAA Inc..........................................................       466      17,778
    ICF International, Inc...........................................    61,609   5,279,275
*   IES Holdings, Inc................................................     2,029      39,363
*   InnerWorkings, Inc...............................................   221,251   1,073,067
*   Innovative Solutions & Support, Inc..............................     5,621      24,620
    Insteel Industries, Inc..........................................    73,215   1,396,210
    Interface, Inc...................................................    52,575     874,322
    ITT, Inc.........................................................    86,313   5,131,308
    Jacobs Engineering Group, Inc....................................    29,596   2,769,594
*   JELD-WEN Holding, Inc............................................   113,516   1,939,988
*   JetBlue Airways Corp............................................. 1,038,540  20,043,822
#   Kadant, Inc......................................................    57,227   5,196,212
    Kaman Corp.......................................................    78,133   4,584,063
#   KAR Auction Services, Inc........................................       466      11,585
    Kelly Services, Inc., Class A....................................   107,044   2,570,126
    Kennametal, Inc..................................................   146,684   4,539,870
    Kforce, Inc......................................................     1,297      53,060
    Kimball International, Inc., Class B.............................   137,692   2,803,409
*   Kirby Corp.......................................................   150,015  11,875,187
#   Knight-Swift Transportation Holdings, Inc........................   477,762  17,419,203
    Knoll, Inc.......................................................    16,846     450,462
    Korn Ferry.......................................................   202,269   7,421,250
#*  Kratos Defense & Security Solutions, Inc.........................    25,681     484,857
*   Lawson Products, Inc.............................................    26,425   1,214,229
*   LB Foster Co., Class A...........................................    37,590     684,138
    LSI Industries, Inc..............................................    13,606      70,615
*   Lydall, Inc......................................................   102,737   2,010,563
#   Macquarie Infrastructure Corp....................................   214,027   9,233,125
*   Manitex International, Inc.......................................     5,026      27,945
*   Manitowoc Co., Inc. (The)........................................   123,907   1,581,053
    ManpowerGroup, Inc...............................................   105,156   9,560,784
    Marten Transport, Ltd............................................   324,263   7,023,537
*   Masonite International Corp......................................    42,675   2,620,672
#*  MasTec, Inc......................................................   222,715  14,017,682
*   Mastech Digital, Inc.............................................     2,816      21,036
    Matson, Inc......................................................   178,811   6,827,004
    Matthews International Corp., Class A............................    70,335   2,600,988
    McGrath RentCorp.................................................    73,078   5,576,582
*   Mercury Systems, Inc.............................................    24,312   1,790,822
*   Mesa Air Group, Inc..............................................    18,574     141,534
*   Milacron Holdings Corp...........................................    61,685   1,031,373
    Miller Industries, Inc...........................................    59,589   2,142,225
*   Mistras Group, Inc...............................................    22,851     354,191
    Mobile Mini, Inc.................................................   198,332   7,461,250
    Moog, Inc., Class A..............................................    64,931   5,435,374
*   MRC Global, Inc..................................................   186,427   2,117,811

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    MSC Industrial Direct Co., Inc., Class A.........................  52,014 $ 3,807,945
    Mueller Industries, Inc.......................................... 133,910   4,120,411
    Mueller Water Products, Inc., Class A............................ 285,621   3,341,766
*   MYR Group, Inc...................................................  70,755   2,434,680
#   National Presto Industries, Inc..................................  18,332   1,578,202
    Nielsen Holdings P.L.C........................................... 262,638   5,294,782
*   NL Industries, Inc...............................................  14,037      57,973
#   NN, Inc..........................................................  70,767     510,938
*   Northwest Pipe Co................................................  48,835   1,489,468
*   NOW, Inc......................................................... 353,049   3,721,136
#*  NV5 Global, Inc..................................................  32,961   2,387,365
    nVent Electric P.L.C............................................. 165,310   3,812,049
*   Orion Group Holdings, Inc........................................  57,846     283,445
    Oshkosh Corp..................................................... 168,190  14,360,062
    Owens Corning.................................................... 335,482  20,558,337
*   PAM Transportation Services, Inc.................................  25,480   1,460,004
    Park Aerospace Corp..............................................  91,906   1,561,483
    Park-Ohio Holdings Corp..........................................  30,702     944,394
*   Patrick Industries, Inc..........................................  45,534   2,249,835
*   Patriot Transportation Holding, Inc..............................   9,898     178,164
*   Perma-Pipe International Holdings, Inc...........................  44,798     397,806
*   PGT Innovations, Inc.............................................  80,772   1,426,434
*   PICO Holdings, Inc...............................................  50,122     540,315
    Powell Industries, Inc...........................................  48,374   1,894,326
    Preformed Line Products Co.......................................  17,862     975,265
    Primoris Services Corp...........................................  89,403   1,827,397
#   Quad/Graphics, Inc...............................................  89,413     405,041
    Quanex Building Products Corp....................................  79,928   1,541,811
    Quanta Services, Inc............................................. 632,156  26,582,160
*   Radiant Logistics, Inc........................................... 163,866     883,238
    Raven Industries, Inc............................................  40,179   1,401,444
*   RBC Bearings, Inc................................................   1,128     180,976
#*  RCM Technologies, Inc............................................  78,752     237,044
    Regal Beloit Corp................................................ 146,077  10,817,002
*   Resideo Technologies, Inc........................................ 120,519   1,148,546
    Resources Connection, Inc........................................ 115,252   1,688,442
#   REV Group, Inc...................................................  22,585     280,957
*   Rexnord Corp..................................................... 104,382   2,952,967
    Rush Enterprises, Inc., Class A.................................. 197,465   8,627,246
    Rush Enterprises, Inc., Class B..................................  51,902   2,227,634
    Ryder System, Inc................................................ 233,530  11,356,564
#*  Saia, Inc........................................................ 125,236  11,171,051
    Schneider National, Inc., Class B................................  97,264   2,224,428
#   Scorpio Bulkers, Inc.............................................  59,372     385,918
    Servotronics, Inc................................................   7,061      72,940
*   SIFCO Industries, Inc............................................  12,483      31,832
    Simpson Manufacturing Co., Inc................................... 105,072   8,683,150
    SkyWest, Inc..................................................... 240,109  14,298,491
    Snap-on, Inc.....................................................  21,846   3,553,689
*   SP Plus Corp.....................................................  75,311   3,326,487
    Spartan Motors, Inc.............................................. 153,129   2,675,164
*   Spirit Airlines, Inc............................................. 238,680   8,964,821
*   SPX Corp.........................................................  66,528   3,029,685
*   SPX FLOW, Inc....................................................  73,038   3,307,161
    Standex International Corp.......................................  54,396   4,122,129
    Steelcase, Inc., Class A......................................... 280,648   4,902,921
#*  Stericycle, Inc..................................................  91,777   5,286,355
*   Sterling Construction Co., Inc...................................  94,214   1,530,506
#*  Sunrun, Inc......................................................  80,756   1,254,948

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                       ------- --------------
INDUSTRIALS -- (Continued)
     Systemax, Inc.................................................... 127,846 $    2,766,587
*    Taylor Devices, Inc..............................................     706          7,378
#*   Team, Inc........................................................ 103,048      1,871,352
*    Teledyne Technologies, Inc.......................................   3,109      1,024,726
     Terex Corp....................................................... 255,808      7,047,510
     Tetra Tech, Inc..................................................  48,804      4,268,886
#*   Textainer Group Holdings, Ltd....................................  56,109        580,728
*    Thermon Group Holdings, Inc...................................... 111,311      2,652,541
     Timken Co. (The).................................................  93,608      4,586,792
     Titan International, Inc.........................................  70,009        186,924
*    Titan Machinery, Inc.............................................  60,225        999,735
*    Transcat, Inc....................................................   8,060        252,600
*    TriMas Corp...................................................... 139,851      4,519,984
#    Trinity Industries, Inc.......................................... 621,127     12,285,892
#    Triton International, Ltd........................................ 304,240     11,165,608
#    Triumph Group, Inc...............................................  29,331        609,205
*    TrueBlue, Inc.................................................... 117,577      2,692,513
#*   Tutor Perini Corp................................................  85,210      1,318,199
*    Twin Disc, Inc...................................................  43,433        467,339
#*   U.S. Xpress Enterprises, Inc., Class A...........................   4,520         23,459
*    Ultralife Corp...................................................  50,207        433,788
     UniFirst Corp....................................................  54,144     10,874,281
*    United Rentals, Inc..............................................   1,760        235,083
     Universal Forest Products, Inc................................... 262,158     13,202,277
     Universal Logistics Holdings, Inc................................  11,902        224,412
#    US Ecology, Inc..................................................   2,197        136,719
#*   USA Truck, Inc...................................................  22,003        174,484
     Valmont Industries, Inc..........................................  10,279      1,410,176
*    Vectrus, Inc.....................................................  35,049      1,602,090
#*   Veritiv Corp.....................................................  25,310        345,228
     Viad Corp........................................................  90,779      5,539,335
#    Virco Manufacturing Corp.........................................  23,168         90,819
     VSE Corp.........................................................  17,901        687,756
#    Wabash National Corp............................................. 188,853      2,693,044
     Watts Water Technologies, Inc., Class A..........................  84,777      7,905,455
#    Werner Enterprises, Inc.......................................... 225,731      8,239,181
*    Wesco Aircraft Holdings, Inc..................................... 248,656      2,740,189
*    WESCO International, Inc......................................... 146,975      7,370,796
#*   Willdan Group, Inc...............................................  16,551        501,495
*    Willis Lease Finance Corp........................................  36,581      1,994,030
*    WillScot Corp....................................................  23,917        376,932
#*   XPO Logistics, Inc............................................... 135,211     10,330,120
                                                                               --------------
TOTAL INDUSTRIALS.....................................................          1,006,639,277
                                                                               --------------
INFORMATION TECHNOLOGY -- (10.2%)
#*   2U, Inc..........................................................  18,746        336,022
*>>  Actua Corp.......................................................  11,098          4,939
     ADTRAN, Inc...................................................... 107,273        945,075
*    Advanced Energy Industries, Inc..................................   2,785        164,593
*    Agilysys, Inc....................................................  13,728        345,808
*    Airgain, Inc.....................................................   2,700         30,699
*    Alithya Group, Inc., Class A.....................................  87,929        239,167
*    Alpha & Omega Semiconductor, Ltd.................................  73,676        962,209
     American Software, Inc., Class A.................................  20,941        339,454
*    Amkor Technology, Inc............................................ 595,912      7,407,186
#*   Amtech Systems, Inc..............................................  16,144         92,344
*    Anixter International, Inc....................................... 104,070      8,611,792
#*   Arlo Technologies, Inc...........................................  61,047        208,170
*    Arrow Electronics, Inc........................................... 378,565     30,012,633

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    AstroNova, Inc...................................................  27,777 $   440,543
#*  Avaya Holdings Corp..............................................  28,002     338,544
*   Aviat Networks, Inc..............................................   7,802     107,746
    Avnet, Inc....................................................... 398,050  15,746,858
#   AVX Corp......................................................... 337,290   5,167,283
*   Aware, Inc.......................................................  66,795     177,675
#*  Axcelis Technologies, Inc........................................ 116,642   2,236,027
*   AXT, Inc......................................................... 148,738     464,063
    Bel Fuse, Inc., Class A..........................................   9,916     132,874
    Bel Fuse, Inc., Class B..........................................  20,109     295,803
    Belden, Inc......................................................  88,317   4,528,896
    Benchmark Electronics, Inc....................................... 204,163   6,921,126
#*  BroadVision, Inc.................................................  13,792      34,342
    Brooks Automation, Inc........................................... 176,037   7,476,291
*   BSQUARE Corp.....................................................  33,602      36,290
    Cabot Microelectronics Corp......................................   6,417     969,737
*   CACI International, Inc., Class A................................ 113,624  25,423,370
*   CalAmp Corp......................................................  56,082     629,240
*   Calix, Inc.......................................................   7,278      55,677
    Cass Information Systems, Inc....................................   1,372      78,629
*   CCUR Holdings, Inc...............................................  33,012     117,193
*   CEVA, Inc........................................................     810      22,048
*   Cirrus Logic, Inc................................................ 123,937   8,422,759
*   Cision, Ltd......................................................   4,682      47,148
*   Clearfield, Inc..................................................  15,468     190,720
#*  Coherent, Inc....................................................  25,555   3,805,651
    Cohu, Inc........................................................  63,017   1,047,343
    Communications Systems, Inc......................................  16,885     100,466
*   Computer Task Group, Inc.........................................  47,384     255,400
    Comtech Telecommunications Corp..................................  96,959   3,388,717
*   Conduent, Inc....................................................   4,703      29,065
*   CoreLogic, Inc................................................... 108,539   4,394,744
*   Cree, Inc........................................................  78,119   3,728,620
    CSG Systems International, Inc...................................  18,064   1,041,209
    CSP, Inc.........................................................   5,466      67,888
    CTS Corp.........................................................  91,183   2,432,762
*   CyberOptics Corp.................................................  39,249     721,397
    Cypress Semiconductor Corp....................................... 181,517   4,223,901
    Daktronics, Inc.................................................. 120,547     826,952
#*  DASAN Zhone Solutions, Inc.......................................   2,100      15,824
*   Data I/O Corp....................................................  20,180      73,657
*   Digi International, Inc..........................................  84,178   1,213,847
*   Diodes, Inc...................................................... 224,637  10,479,316
*   DSP Group, Inc...................................................  70,659   1,053,526
    DXC Technology Co................................................  45,269   1,252,593
#   Ebix, Inc........................................................   1,200      51,156
*   EchoStar Corp., Class A.......................................... 164,257   6,406,023
*   EMCORE Corp......................................................  32,405      96,243
    Entegris, Inc....................................................  79,336   3,808,128
*   ePlus, Inc.......................................................  62,471   4,880,859
*   ExlService Holdings, Inc.........................................   4,788     333,388
*   Fabrinet......................................................... 126,948   7,138,286
#*  FARO Technologies, Inc...........................................  51,763   2,468,060
#*  First Solar, Inc.................................................  73,494   3,806,254
#*  Fitbit, Inc., Class A............................................  89,900     555,582
*   Flex, Ltd........................................................ 769,480   9,041,390
*   FormFactor, Inc.................................................. 248,327   5,420,978
*   Frequency Electronics, Inc.......................................  40,292     475,446
*   Genasys, Inc.....................................................   7,568      25,731

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    GlobalSCAPE, Inc.................................................  12,048 $   116,866
*   GSE Systems, Inc.................................................  23,168      30,350
*   GSI Technology, Inc..............................................  70,449     550,911
    Hackett Group, Inc. (The)........................................  87,795   1,484,613
#*  Harmonic, Inc.................................................... 241,571   1,879,422
*   Ichor Holdings, Ltd..............................................  68,339   1,989,348
#*  II-VI, Inc....................................................... 242,978   8,054,721
#*  Infinera Corp.................................................... 159,869     893,668
*   Information Services Group, Inc..................................  13,681      29,551
*   Insight Enterprises, Inc......................................... 137,520   8,440,978
    InterDigital, Inc................................................  44,066   2,363,260
*   inTEST Corp......................................................  53,075     254,760
*   Intevac, Inc.....................................................  55,464     320,582
    Jabil, Inc....................................................... 540,808  19,912,551
    KBR, Inc......................................................... 399,723  11,256,200
#   KEMET Corp.......................................................  97,770   2,125,520
*   Key Tronic Corp..................................................  54,827     327,317
*   Kimball Electronics, Inc......................................... 104,283   1,549,645
*   Knowles Corp..................................................... 356,394   7,690,983
    Kulicke & Soffa Industries, Inc.................................. 168,941   4,011,504
*   KVH Industries, Inc..............................................  50,891     520,106
*   Lattice Semiconductor Corp.......................................  89,600   1,755,264
    Leidos Holdings, Inc.............................................   5,850     504,445
*   LGL Group, Inc. (The)............................................   9,599     102,249
*   Limelight Networks, Inc..........................................  43,558     183,815
    Littelfuse, Inc..................................................   6,792   1,192,471
#*  LiveRamp Holdings, Inc...........................................  53,939   2,108,476
    LogMeIn, Inc.....................................................  77,885   5,115,487
#*  Lumentum Holdings, Inc...........................................   9,299     582,675
*   Luna Innovations, Inc............................................  50,723     305,860
#*  MACOM Technology Solutions Holdings, Inc.........................  39,484     897,866
    ManTech International Corp., Class A.............................  84,966   6,727,608
    Methode Electronics, Inc......................................... 159,696   5,493,542
    MKS Instruments, Inc............................................. 172,747  18,694,680
    MTS Systems Corp.................................................  16,183     914,016
#*  Napco Security Technologies, Inc.................................  22,292     676,785
*   NeoPhotonics Corp................................................  11,694      76,947
*   NETGEAR, Inc..................................................... 112,964   3,069,232
*   Netscout Systems, Inc............................................ 264,974   6,417,670
*   NetSol Technologies, Inc.........................................   9,758      50,839
    Network-1 Technologies, Inc......................................   4,934      11,052
    NVE Corp.........................................................     502      31,250
*   ON Semiconductor Corp............................................ 583,143  11,896,117
*   OneSpan, Inc.....................................................  84,179   1,574,989
*   Onto Innovation Inc.............................................. 223,998   7,212,735
#*  Optical Cable Corp...............................................  27,633      81,517
#*  OSI Systems, Inc.................................................  46,194   4,584,293
#*  PAR Technology Corp..............................................  21,452     537,587
    PC Connection, Inc............................................... 162,970   7,959,455
    PC-Tel, Inc......................................................  46,981     335,914
#*  PDF Solutions, Inc...............................................   1,899      30,688
*   Perceptron, Inc..................................................  42,485     192,669
*   Perficient, Inc.................................................. 116,680   4,573,856
    Perspecta, Inc...................................................  27,228     722,631
*   Photronics, Inc.................................................. 209,678   2,474,200
#   Plantronics, Inc.................................................  11,150     439,533
*   Plexus Corp......................................................  96,047   7,101,715
#*  Powerfleet, Inc..................................................   7,485      44,311
    Presidio, Inc....................................................   2,497      41,450

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   PRGX Global, Inc.................................................  27,766 $    138,830
    Progress Software Corp...........................................  27,014    1,077,318
    QAD, Inc., Class B...............................................     465       16,949
*   Qumu Corp........................................................   8,056       23,926
*   Rambus, Inc...................................................... 230,076    3,185,402
#*  RealNetworks, Inc................................................ 101,049      163,699
    RF Industries, Ltd...............................................  15,951       94,749
*   Ribbon Communications, Inc.......................................  35,291      151,398
    Richardson Electronics, Ltd......................................  36,622      211,309
*   Rogers Corp......................................................  37,796    5,120,602
*   Sanmina Corp..................................................... 275,108    8,454,069
*   ScanSource, Inc..................................................  86,171    2,783,323
    Science Applications International Corp..........................  22,655    1,871,756
#*  SMART Global Holdings, Inc.......................................  14,238      422,869
#*  SolarEdge Technologies, Inc......................................  20,875    1,773,540
*   StarTek, Inc.....................................................   2,241       14,567
*   Steel Connect, Inc............................................... 106,769      166,560
#*  Stratasys, Ltd...................................................  89,218    1,845,028
#*  Super Micro Computer, Inc........................................  11,762      243,238
*   Sykes Enterprises, Inc........................................... 144,986    4,479,342
#*  Synaptics, Inc...................................................  98,291    4,139,034
#*  Synchronoss Technologies, Inc....................................   7,723       46,338
    SYNNEX Corp...................................................... 210,135   24,741,295
*   Tech Data Corp................................................... 202,316   24,581,394
*   Telaria, Inc.....................................................  58,800      445,116
*   Telenav, Inc..................................................... 233,607    1,100,289
    Teradyne, Inc....................................................   3,750      229,575
    TESSCO Technologies, Inc.........................................  38,446      510,947
    TiVo Corp........................................................ 146,767    1,194,683
    TransAct Technologies, Inc.......................................   1,679       20,752
*   Trio-Tech International..........................................   5,279       19,480
#*  TTM Technologies, Inc............................................ 377,229    4,417,352
#*  Ultra Clean Holdings, Inc........................................ 132,384    2,829,046
*   Veeco Instruments, Inc...........................................  43,126      588,239
*   Verint Systems, Inc..............................................  12,134      550,762
*   Viavi Solutions, Inc.............................................  26,597      424,488
*   Virtusa Corp..................................................... 118,156    4,404,856
    Vishay Intertechnology, Inc...................................... 434,647    8,758,137
*   Vishay Precision Group, Inc......................................  46,599    1,586,696
    Wayside Technology Group, Inc....................................   3,889       56,002
*   Xerox Holdings Corp.............................................. 475,398   16,130,254
    Xperi Corp....................................................... 157,148    3,190,890
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          525,144,219
                                                                              ------------
MATERIALS -- (5.8%)
>>  A Schulman, Inc.................................................. 112,296            0
*   AdvanSix, Inc....................................................  42,185      960,131
#   Albemarle Corp...................................................  31,915    1,938,517
#*  Alcoa Corp....................................................... 667,742   13,882,356
#*  Allegheny Technologies, Inc...................................... 240,832    5,059,880
    American Vanguard Corp...........................................  95,076    1,329,162
    Ashland Global Holdings, Inc.....................................  78,397    6,065,576
    Boise Cascade Co................................................. 113,403    4,056,425
    Cabot Corp.......................................................  75,897    3,308,350
    Carpenter Technology Corp........................................ 174,114    8,535,068
#*  Century Aluminum Co.............................................. 311,609    1,816,680
    Chase Corp.......................................................  15,612    1,828,946
    Chemours Co. (The)...............................................  16,823      276,065
#*  Clearwater Paper Corp............................................  20,671      383,240

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
MATERIALS -- (Continued)
*   Coeur Mining, Inc................................................ 597,227 $ 3,296,693
#   Commercial Metals Co............................................. 399,069   7,714,004
*   Core Molding Technologies, Inc...................................  23,022     131,456
    Domtar Corp...................................................... 207,803   7,561,951
#*  Element Solutions, Inc........................................... 731,209   7,940,930
*   Ferro Corp.......................................................  83,666     931,203
#*  Flotek Industries, Inc...........................................  29,860      57,033
    Friedman Industries, Inc.........................................  14,662     101,606
    FutureFuel Corp.................................................. 122,186   1,506,553
#*  GCP Applied Technologies, Inc....................................   6,099     126,005
#   Gold Resource Corp............................................... 103,656     454,013
    Graphic Packaging Holding Co..................................... 480,349   7,522,265
    Greif, Inc., Class A.............................................  72,743   2,849,343
    Greif, Inc., Class B.............................................  12,381     582,278
    Hawkins, Inc.....................................................  32,065   1,370,779
    Haynes International, Inc........................................  46,893   1,615,933
#   HB Fuller Co..................................................... 203,230   9,917,624
    Huntsman Corp.................................................... 530,319  11,735,959
    Innophos Holdings, Inc...........................................  43,174   1,408,336
    Innospec, Inc....................................................  82,081   7,498,920
*   Intrepid Potash, Inc............................................. 375,329   1,159,767
    Kaiser Aluminum Corp.............................................  70,836   7,585,119
*   Kraton Corp......................................................  87,345   1,958,275
#   Kronos Worldwide, Inc............................................  64,526     818,190
#*  Livent Corp...................................................... 124,718     855,565
    Louisiana-Pacific Corp........................................... 494,771  14,462,156
#*  LSB Industries, Inc..............................................  12,580      53,213
    Materion Corp....................................................  86,073   4,892,389
    Mercer International, Inc........................................ 221,218   2,698,860
    Minerals Technologies, Inc....................................... 118,167   5,843,358
    Mosaic Co. (The)................................................. 452,180   8,989,338
    Myers Industries, Inc............................................  86,603   1,466,189
    Neenah, Inc......................................................  46,921   3,026,405
#   Nexa Resources SA................................................  22,283     238,205
#   Northern Technologies International Corp.........................  42,028     524,509
#   Olin Corp........................................................ 514,262   9,431,565
    Olympic Steel, Inc...............................................  42,600     638,148
*   OMNOVA Solutions, Inc............................................  67,379     681,202
    Owens-Illinois, Inc.............................................. 147,841   1,256,649
    PH Glatfelter Co................................................. 220,312   3,965,616
    PolyOne Corp.....................................................  46,159   1,479,396
*   PQ Group Holdings, Inc...........................................  42,375     697,916
#   Quaker Chemical Corp.............................................  16,255   2,485,064
#   Rayonier Advanced Materials, Inc................................. 170,180     709,651
    Reliance Steel & Aluminum Co..................................... 288,850  33,518,154
    Resolute Forest Products, Inc.................................... 144,337     522,500
*   Ryerson Holding Corp.............................................   7,903      68,677
    Schnitzer Steel Industries, Inc., Class A........................ 136,419   2,911,181
    Schweitzer-Mauduit International, Inc............................  89,453   3,621,952
    Sensient Technologies Corp.......................................  16,762   1,048,631
    Sonoco Products Co...............................................  85,205   4,916,329
    Steel Dynamics, Inc.............................................. 342,958  10,412,205
    Stepan Co........................................................  59,628   5,826,848
*   Summit Materials, Inc., Class A.................................. 351,507   8,060,056
*   SunCoke Energy, Inc..............................................  68,225     360,910
    Synalloy Corp....................................................  29,583     463,270
#*  TimkenSteel Corp.................................................  93,060     522,997
#*  Trecora Resources................................................  43,278     379,548
    Tredegar Corp.................................................... 115,762   2,301,349

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                       SHARES       VALUE+
                                                                      --------- --------------
MATERIALS -- (Continued)
    Trinseo SA.......................................................    36,389 $    1,546,533
*   Tronox Holdings P.L.C., Class A..................................   160,342      1,361,304
*   UFP Technologies, Inc............................................    12,347        513,759
    United States Lime & Minerals, Inc...............................    11,617      1,028,105
#   United States Steel Corp.........................................   339,123      3,903,306
*   Universal Stainless & Alloy Products, Inc........................    19,563        262,535
#*  US Concrete, Inc.................................................    60,852      3,180,126
    Valvoline, Inc...................................................   107,752      2,299,428
*   Venator Materials P.L.C..........................................    11,061         27,321
#*  Verso Corp., Class A.............................................    98,005      1,434,793
#   Warrior Met Coal, Inc............................................    29,112        567,102
#   Westlake Chemical Corp...........................................    70,568      4,459,192
    WestRock Co......................................................    13,086        489,024
    Worthington Industries, Inc......................................   110,280      4,059,407
                                                                                --------------
TOTAL MATERIALS......................................................              299,746,567
                                                                                --------------
REAL ESTATE -- (0.2%)
    Alexander & Baldwin, Inc.........................................     5,886        138,380
#   Consolidated-Tomoka Land Co......................................    11,751        751,711
#*  Forestar Group, Inc..............................................    18,613        349,552
*   FRP Holdings, Inc................................................    26,146      1,353,840
    Griffin Industrial Realty, Inc...................................    10,709        421,720
#*  Howard Hughes Corp. (The)........................................    10,542      1,178,806
#*  Marcus & Millichap, Inc..........................................     8,968        320,337
*   Rafael Holdings, Inc., Class B...................................    52,808        917,275
    RE/MAX Holdings, Inc., Class A...................................    47,668      1,594,495
#   Realogy Holdings Corp............................................     5,571         43,900
#*  St Joe Co. (The).................................................    11,845        219,725
*   Stratus Properties, Inc..........................................    25,957        715,894
*   Tejon Ranch Co...................................................    81,209      1,305,841
#*  Trinity Place Holdings, Inc......................................     4,136         16,461
                                                                                --------------
TOTAL REAL ESTATE....................................................                9,327,937
                                                                                --------------
UTILITIES -- (0.2%)
#*  AquaVenture Holdings, Ltd........................................    28,604        561,211
#   Genie Energy, Ltd., Class B......................................    78,472        584,616
#   Ormat Technologies, Inc..........................................    83,280      6,375,917
    TerraForm Power, Inc., Class A...................................    64,590      1,096,738
    Vistra Energy Corp...............................................   142,213      3,844,017
                                                                                --------------
TOTAL UTILITIES......................................................               12,462,499
                                                                                --------------
TOTAL COMMON STOCKS..................................................            4,732,629,909
                                                                                --------------
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
    GCI Liberty, Inc.................................................    16,916        444,383
                                                                                --------------
TOTAL INVESTMENT SECURITIES
  (Cost $3,116,649,599)..............................................            4,733,074,292
                                                                                --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
    State Street Institutional U.S. Government Money Market Fund
      1.752%......................................................... 9,251,398      9,251,398
                                                                                --------------

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- --------------
SECURITIES LENDING COLLATERAL -- (7.6%)
@(S)  The DFA Short Term Investment Fund............................... 33,595,765 $  388,736,602
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,514,594,702)................................................            $5,131,062,292
                                                                                   ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1         LEVEL 2    LEVEL 3     TOTAL
                                              --------------   ------------ ------- --------------
Common Stocks
   Communication Services.................... $  141,779,735             --   --    $  141,779,735
   Consumer Discretionary....................    643,730,366   $     10,334   --       643,740,700
   Consumer Staples..........................    194,254,331             --   --       194,254,331
   Energy....................................    281,742,652             --   --       281,742,652
   Financials................................  1,407,439,814        112,159   --     1,407,551,973
   Health Care...............................    210,240,019             --   --       210,240,019
   Industrials...............................  1,006,639,277             --   --     1,006,639,277
   Information Technology....................    525,139,280          4,939   --       525,144,219
   Materials.................................    299,746,567             --   --       299,746,567
   Real Estate...............................      9,327,937             --   --         9,327,937
   Utilities.................................     12,462,499             --   --        12,462,499
Preferred Stocks
   Communication Services....................        444,383             --   --           444,383
Temporary Cash Investments...................      9,251,398             --   --         9,251,398
Securities Lending Collateral................             --    388,736,602   --       388,736,602
                                              --------------   ------------   --    --------------
TOTAL........................................ $4,742,198,258   $388,864,034   --    $5,131,062,292
                                              ==============   ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE+
                                                                      ------- ----------
COMMON STOCKS -- (90.6%)
COMMUNICATION SERVICES -- (3.1%)
    A.H. Belo Corp., Class A.........................................  57,261 $  206,140
#   AMC Entertainment Holdings, Inc., Class A........................  64,618    605,471
#*  AMC Networks, Inc., Class A......................................  41,099  1,789,861
#*  ANGI Homeservices, Inc., Class A.................................   2,400     16,440
    Anterix, Inc.....................................................  15,408    624,948
    ATN International, Inc...........................................  28,186  1,669,457
#*  Bandwidth, Inc., Class A.........................................   9,811    550,888
    Beasley Broadcast Group, Inc., Class A...........................   5,471     15,647
#*  Boingo Wireless, Inc............................................. 139,117  1,317,438
#*  Boston Omaha Corp., Class A......................................     991     22,258
    Cable One, Inc...................................................     422    559,306
#*  Care.com, Inc....................................................  69,838    815,708
#*  Cars.com, Inc....................................................  51,457    581,979
*   Central European Media Enterprises, Ltd., Class A................  23,816    106,815
#*  Cincinnati Bell, Inc............................................. 104,233    532,631
*   Clear Channel Outdoor Holdings, Inc..............................  42,319     98,603
    Cogent Communications Holdings, Inc..............................  88,424  5,185,183
#   Consolidated Communications Holdings, Inc........................  54,773    219,092
*   Cumulus Media, Inc., Class A.....................................   4,437     60,743
#*  Daily Journal Corp...............................................     249     69,971
*   DHI Group, Inc...................................................  38,673    139,996
*   DISH Network Corp., Class A......................................   1,445     49,679
    Emerald Expositions Events, Inc..................................  20,561    199,853
#   Entercom Communications Corp., Class A........................... 121,339    422,260
    Entravision Communications Corp., Class A........................  90,237    256,273
#   EW Scripps Co. (The), Class A.................................... 152,076  2,043,141
#*  Fluent, Inc......................................................  20,882     48,655
#*  Gaia, Inc........................................................   9,771     67,713
#   Gannett Co., Inc................................................. 116,482  1,263,830
#*  GCI Liberty, Inc., Class A.......................................  61,671  4,315,737
#*  Glu Mobile, Inc.................................................. 162,168    961,656
*   Gray Television, Inc............................................. 138,234  2,268,420
*   Gray Television, Inc., Class A...................................     912     16,279
*   Hemisphere Media Group, Inc......................................  20,963    270,632
*   IDT Corp., Class B...............................................  76,166    518,690
*   IMAX Corp........................................................  56,442  1,205,037
#*  Intelsat SA......................................................  79,952  2,029,981
*   Iridium Communications, Inc...................................... 112,323  2,748,544
    John Wiley & Sons, Inc., Class A.................................  57,643  2,655,613
*   Lee Enterprises, Inc.............................................  55,258    100,017
*   Liberty Latin America, Ltd., Class A.............................  51,030    953,751
*   Liberty Latin America, Ltd., Class C.............................  62,914  1,158,247
#*  Liberty Media Corp.-Liberty Braves, Class A......................  11,774    347,568
*   Liberty Media Corp.-Liberty Braves, Class C......................  25,084    737,720
*   Liberty TripAdvisor Holdings, Inc., Class A...................... 229,169  2,211,481
#   Lions Gate Entertainment Corp., Class A..........................  62,812    501,868
    Lions Gate Entertainment Corp., Class B..........................  46,731    350,015
*   Loral Space & Communications, Inc................................     941     37,631
*   Marchex, Inc., Class B........................................... 128,300    424,673
    Marcus Corp. (The)...............................................  46,006  1,660,817
#*  Meet Group, Inc. (The)........................................... 260,953  1,111,660
#   Meredith Corp....................................................  79,088  2,981,618
#*  MSG Networks, Inc., Class A...................................... 106,469  1,725,862
    National CineMedia, Inc.......................................... 342,706  2,877,017
#   New Media Investment Group, Inc..................................  45,961    404,916
#   New York Times Co. (The), Class A................................ 213,321  6,591,619

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMUNICATION SERVICES -- (Continued)
#   Nexstar Media Group, Inc., Class A...............................    73,168 $  7,118,515
*   ORBCOMM, Inc.....................................................   217,876      873,683
#*  QuinStreet, Inc..................................................   147,745    1,895,568
*   Reading International, Inc., Class A.............................    35,897      408,149
*   Reading International, Inc., Class B.............................     2,340       56,160
*   Rosetta Stone, Inc...............................................    19,597      375,478
    Saga Communications, Inc., Class A...............................    17,282      521,398
    Scholastic Corp..................................................    54,523    2,099,135
    Shenandoah Telecommunications Co.................................   103,180    3,318,269
    Sinclair Broadcast Group, Inc., Class A..........................    91,559    3,647,711
    Spok Holdings, Inc...............................................    49,865      593,393
#*  SRAX, Inc........................................................     4,334        7,411
*   TechTarget, Inc..................................................    70,340    1,716,296
    TEGNA, Inc.......................................................    64,530      969,886
    Telephone & Data Systems, Inc....................................   201,647    5,260,970
    Townsquare Media, Inc., Class A..................................    13,238       89,886
#*  Travelzoo........................................................    27,729      280,617
    Tribune Publishing Co............................................    52,306      468,662
#*  TrueCar Inc......................................................    56,215      184,385
*   United States Cellular Corp......................................    34,381    1,279,661
#*  Urban One, Inc...................................................    43,300       95,260
#*  Vonage Holdings Corp.............................................   386,922    3,780,228
*   Yelp, Inc........................................................    60,886    2,101,176
*   Zedge, Inc., Class B.............................................    17,051       30,011
*   Zynga, Inc., Class A............................................. 1,611,163    9,940,876
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            107,819,832
                                                                                ------------
CONSUMER DISCRETIONARY -- (12.4%)
*   1-800-Flowers.com, Inc., Class A.................................   119,349    1,701,917
    Aaron's, Inc.....................................................   116,009    8,692,554
#   Abercrombie & Fitch Co., Class A.................................    68,217    1,104,433
    Acushnet Holdings Corp...........................................     6,773      192,692
#   Adient P.L.C.....................................................    83,928    1,778,434
*   Adtalem Global Education, Inc....................................    93,561    2,786,247
    AMCON Distributing Co............................................       300       21,900
*   American Axle & Manufacturing Holdings, Inc......................   246,177    2,058,040
    American Eagle Outfitters, Inc...................................   296,064    4,553,464
*   American Outdoor Brands Corp.....................................    94,237      667,198
*   American Public Education, Inc...................................    40,099      870,950
*   America's Car-Mart, Inc..........................................    24,910    2,266,561
    Ark Restaurants Corp.............................................     3,723       76,322
#*  Asbury Automotive Group, Inc.....................................    46,541    4,799,773
#*  At Home Group, Inc...............................................    48,695      414,881
*   AutoNation, Inc..................................................    35,651    1,812,853
#*  Barnes & Noble Education, Inc....................................   131,163      539,080
    Bassett Furniture Industries, Inc................................    27,060      412,665
*   BBQ Holdings, Inc................................................    18,078       90,390
    BBX Capital Corp.................................................    40,789      182,327
*   Beazer Homes USA, Inc............................................     1,224       18,372
#   Bed Bath & Beyond, Inc...........................................    19,087      261,492
#   Big Lots, Inc....................................................   105,022    2,275,827
*   Biglari Holdings, Inc., Class A..................................        59       24,840
*   Biglari Holdings, Inc., Class B..................................     2,146      179,148
    BJ's Restaurants, Inc............................................    56,230    2,226,146
#*  Blink Charging Co................................................     6,223       13,131
#   Bloomin' Brands, Inc.............................................   192,712    3,817,625
#*  Boot Barn Holdings, Inc..........................................   103,158    3,615,688
    Bowl America, Inc., Class A......................................     1,400       21,837
#   Brinker International, Inc.......................................    93,388    4,151,097

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Brunswick Corp...................................................  13,800 $  803,712
#   Buckle, Inc. (The)...............................................   6,297    131,733
#*  Build-A-Bear Workshop, Inc.......................................  52,393    182,328
    Caleres, Inc.....................................................  81,772  1,759,733
    Callaway Golf Co................................................. 245,956  4,973,230
    Canterbury Park Holding Corp.....................................   6,569     82,638
*   Capri Holdings, Ltd..............................................   4,463    138,665
*   Career Education Corp............................................ 217,578  3,080,904
    Carriage Services, Inc...........................................  46,628  1,201,137
*   Carrols Restaurant Group, Inc.................................... 121,505    866,331
#   Carter's, Inc....................................................  19,906  1,995,377
    Cato Corp. (The), Class A........................................  58,165  1,017,306
*   Cavco Industries, Inc............................................  20,327  3,895,670
*   Century Casinos, Inc.............................................   4,960     36,654
#*  Century Communities, Inc......................................... 133,501  4,027,725
#   Cheesecake Factory, Inc. (The)...................................  93,330  3,900,261
#   Chico's FAS, Inc................................................. 288,457    992,292
#   Children's Place, Inc. (The).....................................  42,020  3,441,858
#   Choice Hotels International, Inc.................................  65,468  5,792,609
    Churchill Downs, Inc.............................................  64,854  8,430,371
*   Chuy's Holdings, Inc.............................................  70,894  1,727,687
    Citi Trends, Inc.................................................  17,803    317,784
    Collectors Universe, Inc.........................................  28,484    816,351
#*  Conn's, Inc......................................................  71,920  1,739,745
#*  Container Store Group, Inc. (The)................................  16,602     70,060
    Cooper Tire & Rubber Co.......................................... 141,434  3,994,096
*   Cooper-Standard Holdings, Inc....................................  12,844    409,210
    Core-Mark Holding Co., Inc....................................... 115,588  3,527,746
#   Cracker Barrel Old Country Store, Inc............................  23,721  3,688,616
*   Crocs, Inc....................................................... 238,173  8,333,673
    CSS Industries, Inc..............................................   8,412     37,854
    Culp, Inc........................................................  37,056    573,256
    Dana, Inc........................................................ 139,589  2,265,529
#   Dave & Buster's Entertainment, Inc...............................  70,105  2,788,777
*   Deckers Outdoor Corp.............................................  34,618  5,293,092
*   Del Taco Restaurants, Inc........................................  66,999    511,537
    Delphi Technologies P.L.C........................................  75,071    916,617
*   Delta Apparel, Inc...............................................   7,163    178,717
*   Denny's Corp..................................................... 143,366  2,884,524
    Designer Brands, Inc., Class A................................... 159,038  2,624,127
*   Destination XL Group, Inc........................................  40,970     59,407
#   Dick's Sporting Goods, Inc....................................... 100,933  3,929,322
#   Dillard's, Inc., Class A.........................................  23,978  1,654,002
#   Dine Brands Global, Inc..........................................  22,207  1,624,442
#*  Dorman Products, Inc.............................................  58,084  4,179,144
#*  Drive Shack, Inc................................................. 147,010    586,570
    Educational Development Corp.....................................   5,452     36,528
#*  El Pollo Loco Holdings, Inc......................................  94,305  1,095,824
#*  Eldorado Resorts, Inc............................................  42,636  1,908,814
    Escalade, Inc....................................................  21,156    242,448
    Ethan Allen Interiors, Inc.......................................  85,738  1,689,896
*   Everi Holdings, Inc..............................................  16,971    170,728
    Expedia Group, Inc...............................................   6,470    884,190
#*  Express, Inc..................................................... 122,641    394,904
    Extended Stay America, Inc.......................................  98,756  1,403,323
*   Fiesta Restaurant Group, Inc.....................................  71,594    615,350
    Flanigan's Enterprises, Inc......................................   1,877     42,430
    Flexsteel Industries, Inc........................................   7,891    130,754
#*  Floor & Decor Holdings, Inc., Class A............................  26,062  1,194,421

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Foot Locker, Inc.................................................  14,008 $  609,488
#*  Fossil Group, Inc................................................  93,058  1,012,471
*   Fox Factory Holding Corp.........................................  63,260  3,855,064
*   Franchise Group, Inc.............................................   4,084     48,845
*   frontdoor, Inc...................................................   5,000    241,150
#*  Funko, Inc., Class A.............................................   3,600     64,800
#   GameStop Corp., Class A.......................................... 199,659  1,086,145
#*  Garrett Motion, Inc..............................................  21,634    205,523
#*  Genesco, Inc.....................................................  74,450  2,892,383
*   Gentherm, Inc....................................................  65,374  2,730,672
*   G-III Apparel Group, Ltd......................................... 108,710  2,729,708
    Goodyear Tire & Rubber Co. (The).................................  39,572    628,008
#*  GoPro, Inc., Class A.............................................  22,507     93,629
    Graham Holdings Co., Class B.....................................   8,014  5,046,095
*   Green Brick Partners, Inc........................................  22,165    223,202
    Group 1 Automotive, Inc..........................................  35,286  3,508,840
#*  Groupon, Inc..................................................... 653,942  1,817,959
#   Guess?, Inc...................................................... 138,291  2,316,374
#*  Habit Restaurants, Inc. (The), Class A...........................  70,890    745,054
#   Hamilton Beach Brands Holding Co., Class A.......................  32,675    609,389
#   Haverty Furniture Cos., Inc......................................  48,416    878,266
    Haverty Furniture Cos., Inc., Class A............................     457      8,308
*   Helen of Troy, Ltd...............................................  49,830  7,462,541
#*  Hibbett Sports, Inc..............................................  50,865  1,213,639
*   Hilton Grand Vacations, Inc......................................  51,611  1,792,450
    Hooker Furniture Corp............................................  29,490    698,028
*   Horizon Global Corp..............................................  16,767     64,385
*   Houghton Mifflin Harcourt Co.....................................  94,472    610,289
*   Hudson, Ltd., Class A............................................   2,820     35,024
*   Installed Building Products, Inc.................................  53,555  3,492,857
    International Game Technology P.L.C..............................   1,000     13,240
#*  iRobot Corp......................................................  48,291  2,320,865
*   J Alexander's Holdings, Inc......................................  16,914    163,220
    Jack in the Box, Inc.............................................  53,012  4,454,068
    Johnson Outdoors, Inc., Class A..................................  22,037  1,290,266
*   K12, Inc.........................................................  85,255  1,687,196
    KB Home.......................................................... 111,404  3,976,009
    L Brands, Inc....................................................  36,545    622,727
*   Lakeland Industries, Inc.........................................  21,414    236,625
#*  Lands' End, Inc..................................................  24,849    299,927
*   Laureate Education, Inc., Class A................................  68,574  1,059,811
    La-Z-Boy, Inc.................................................... 116,492  4,136,631
#   LCI Industries...................................................  44,007  4,273,960
*   Leaf Group, Ltd..................................................  35,189    104,511
#*  LGI Homes, Inc...................................................   2,259    177,286
#*  Libbey, Inc......................................................  36,670     66,006
    Lifetime Brands, Inc.............................................  22,827    182,388
*   Lindblad Expeditions Holdings, Inc...............................  76,229  1,199,844
*   Liquidity Services, Inc..........................................  66,582    432,117
#   Lithia Motors, Inc., Class A.....................................  51,735  8,147,228
#*  Lumber Liquidators Holdings, Inc.................................  21,811    201,316
*   M/I Homes, Inc...................................................  42,762  1,889,225
*   Malibu Boats, Inc., Class A......................................  58,307  1,901,974
#   Marine Products Corp.............................................  40,616    545,067
*   MarineMax, Inc...................................................  81,558  1,260,071
#   Marriott Vacations Worldwide Corp................................  51,551  5,667,001
*   MasterCraft Boat Holdings, Inc...................................  14,276    224,847
#*  Mattel, Inc......................................................  51,289    612,391
    MDC Holdings, Inc................................................  89,497  3,464,429

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
 CONSUMER DISCRETIONARY -- (Continued)
 >>  Media General, Inc.....................................  64,715 $    6,116
 *   Meritage Homes Corp....................................  43,894  3,164,318
 #*  Michaels Cos., Inc. (The).............................. 291,523  2,544,996
 *   Modine Manufacturing Co................................  92,382  1,055,926
 #*  Monarch Casino & Resort, Inc...........................  36,281  1,566,976
 #   Monro, Inc.............................................  45,850  3,214,544
 #*  Motorcar Parts of America, Inc.........................  53,870  1,026,762
 #   Movado Group, Inc......................................  41,516  1,081,492
 *   Murphy USA, Inc........................................  58,705  6,923,081
     Nathan's Famous, Inc...................................  15,237  1,159,536
 *   National Vision Holdings, Inc..........................  29,700    706,860
 *   Nautilus, Inc..........................................  15,362     25,347
 *   New Home Co., Inc. (The)...............................  39,939    186,515
 #*  Noodles & Co...........................................  33,943    180,916
     Nordstrom, Inc.........................................  11,800    423,620
     Office Depot, Inc...................................... 761,096  1,567,858
 #*  Ollie's Bargain Outlet Holdings, Inc...................  12,018    767,710
 #   Oxford Industries, Inc.................................  32,402  2,231,202
 #   Papa John's International, Inc.........................  57,440  3,363,112
 #*  Party City Holdco, Inc.................................  71,766    403,325
 #*  Penn National Gaming, Inc..............................  63,991  1,363,968
 #   Penske Automotive Group, Inc...........................  69,913  3,406,161
 #   PetMed Express, Inc....................................  65,339  1,529,913
 *   Planet Fitness, Inc., Class A..........................  74,658  4,752,728
 #*  Playa Hotels & Resorts NV..............................  12,190    101,665
 *   PlayAGS, Inc...........................................  16,337    188,529
 *   Potbelly Corp..........................................  60,545    257,316
 #*  Purple Innovation, Inc.................................   1,756     12,696
 *   Quotient Technology Inc................................  24,637    212,125
 *   Qurate Retail, Inc., Class A...........................  18,353    175,088
     RCI Hospitality Holdings, Inc..........................  15,408    288,900
 *   Red Lion Hotels Corp...................................  48,024    288,144
 #*  Red Robin Gourmet Burgers, Inc.........................  31,274    953,857
 #*  Regis Corp.............................................  83,833  1,726,960
     Rent-A-Center, Inc.....................................  29,662    767,356
 #*  RH.....................................................  18,208  3,308,394
     Rocky Brands, Inc......................................  22,109    614,851
 *   Rubicon Project, Inc. (The)............................ 161,125  1,369,563
     Ruth's Hospitality Group, Inc.......................... 103,292  2,125,749
 #*  Sally Beauty Holdings, Inc............................. 205,850  3,190,675
 #*  Scientific Games Corp., Class A........................  64,689  1,551,889
 #*  SeaWorld Entertainment, Inc............................  88,289  2,332,595
 *   Select Interior Concepts, Inc., Class A................   5,722     65,574
 #*  Shake Shack, Inc., Class A.............................  40,071  3,297,042
 *   Shiloh Industries, Inc.................................  66,993    242,515
 #   Shoe Carnival, Inc.....................................  48,652  1,614,760
 *   Shutterstock, Inc......................................  45,967  1,865,341
 #   Signet Jewelers, Ltd................................... 105,906  1,698,732
 *   Skechers U.S.A., Inc., Class A.........................  70,830  2,646,917
 *   Skyline Champion Corp..................................  38,512  1,087,194
 #*  Sleep Number Corp......................................  89,608  4,311,937
 #   Sonic Automotive, Inc., Class A........................  54,604  1,759,887
 #*  Sonos, Inc.............................................  14,600    190,968
 #*  Sportsman's Warehouse Holdings, Inc....................  85,124    579,694
 #*  Stamps.com, Inc........................................  27,448  2,317,435
     Standard Motor Products, Inc...........................  57,284  2,999,390
     Steven Madden, Ltd..................................... 165,451  6,813,272
 #*  Stitch Fix, Inc., Class A..............................  10,395    237,630
 *   Stoneridge, Inc........................................  93,017  2,872,365

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Strategic Education, Inc.........................................  28,925 $  3,558,643
    Strattec Security Corp...........................................   7,130      161,352
    Superior Group of Cos, Inc.......................................  24,771      358,436
    Superior Industries International, Inc...........................  21,275       55,315
#   Tailored Brands, Inc.............................................  38,485      178,570
*   Tandy Leather Factory, Inc.......................................  23,665      120,455
*   Taylor Morrison Home Corp........................................ 150,772    3,776,839
*   Tempur Sealy International, Inc..................................  25,595    2,327,865
#   Tenneco, Inc., Class A...........................................  48,064      605,126
    Texas Roadhouse, Inc.............................................  88,757    5,014,771
#   Thor Industries, Inc.............................................   6,872      434,723
#   Tile Shop Holdings, Inc..........................................  33,953       57,041
    Tilly's, Inc., Class A...........................................  64,635      663,155
*   TopBuild Corp....................................................  64,007    6,652,248
#*  Town Sports International Holdings, Inc..........................  52,311      119,269
*   TravelCenters of America, Inc....................................   6,252       69,897
*   TRI Pointe Group, Inc............................................ 228,472    3,596,149
    Tupperware Brands Corp...........................................  87,673      844,291
#   Twin River Worldwide Holding, Inc................................   1,978       49,648
*   Unifi, Inc.......................................................  37,068    1,011,956
*   Universal Electronics, Inc.......................................  34,139    1,779,325
#*  Urban Outfitters, Inc............................................ 141,981    4,074,855
#*  Veoneer, Inc.....................................................  10,658      169,675
#*  Vera Bradley, Inc................................................  48,570      522,613
*   Vince Holding Corp...............................................   1,906       40,255
*   Vista Outdoor, Inc...............................................  45,834      307,088
#*  Visteon Corp.....................................................  59,589    5,542,969
#*  Vitamin Shoppe, Inc..............................................  40,688      262,844
*   VOXX International Corp..........................................  76,706      372,024
#*  Vuzix Corp.......................................................   5,900       14,160
    Wendy's Co. (The)................................................ 362,549    7,678,788
    Weyco Group, Inc.................................................  15,783      389,367
*   William Lyon Homes, Class A......................................  63,629    1,231,221
#   Williams-Sonoma, Inc.............................................  17,045    1,138,436
#   Wingstop, Inc....................................................  28,782    2,401,282
    Winmark Corp.....................................................  10,214    1,838,520
#   Winnebago Industries, Inc........................................  77,870    3,743,211
#   Wolverine World Wide, Inc........................................ 130,166    3,863,327
    WW International, Inc............................................  50,509    1,761,249
#*  ZAGG, Inc........................................................  95,476      703,658
*   Zumiez, Inc......................................................  56,263    1,795,352
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          426,256,700
                                                                              ------------
CONSUMER STAPLES -- (3.6%)
    Alico, Inc.......................................................  10,820      355,437
    Andersons, Inc. (The)............................................  24,774      456,337
*   Avon Products, Inc............................................... 617,317    2,648,290
#   B&G Foods, Inc...................................................  65,549    1,019,287
*   BJ's Wholesale Club Holdings, Inc................................   7,079      189,009
#*  Boston Beer Co., Inc. (The), Class A.............................  10,813    4,049,036
*   Bridgford Foods Corp.............................................   6,838      168,693
#   Calavo Growers, Inc..............................................  33,621    2,915,949
#   Cal-Maine Foods, Inc.............................................  76,362    3,046,080
    Casey's General Stores, Inc......................................   9,982    1,705,025
#*  Central Garden & Pet Co..........................................  27,336      820,627
*   Central Garden & Pet Co., Class A................................  76,906    2,174,902
*   Chefs' Warehouse, Inc. (The).....................................  74,343    2,462,612
#   Coca-Cola Consolidated, Inc......................................  12,876    3,532,659
*   Coffee Holding Co., Inc..........................................   7,765       29,352

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
*   Craft Brew Alliance, Inc.........................................  39,820 $    290,288
*   Darling Ingredients, Inc......................................... 292,864    5,652,275
*   Edgewell Personal Care Co........................................ 100,554    3,519,390
*   elf Beauty Inc...................................................  27,647      464,470
#   Energizer Holdings, Inc..........................................   5,296      225,027
#*  Farmer Brothers Co...............................................  30,321      389,018
#   Flowers Foods, Inc...............................................  60,749    1,319,468
    Fresh Del Monte Produce, Inc.....................................  91,186    2,908,833
#*  Hain Celestial Group, Inc. (The).................................   1,676       39,621
*   Hostess Brands, Inc.............................................. 118,036    1,508,500
    Ingles Markets, Inc., Class A....................................  46,616    1,838,069
    Inter Parfums, Inc...............................................  63,168    4,891,098
    J&J Snack Foods Corp.............................................  26,004    4,960,523
    John B. Sanfilippo & Son, Inc....................................  31,178    3,308,609
#   Lancaster Colony Corp............................................  38,638    5,377,637
*   Landec Corp......................................................  79,369      781,785
*   Lifevantage Corp.................................................  40,287      546,292
*   Lifeway Foods, Inc...............................................   4,180        8,318
#   Limoneira Co.....................................................  39,716      751,427
    Mannatech, Inc...................................................   1,440       22,320
#   Medifast, Inc....................................................  34,884    3,870,031
#   MGP Ingredients, Inc.............................................  44,536    1,910,149
#   National Beverage Corp...........................................  81,150    3,567,354
*   Natural Alternatives International, Inc..........................  22,059      196,546
#*  Natural Grocers by Vitamin Cottage, Inc..........................  48,931      429,125
#   Natural Health Trends Corp.......................................   1,244        8,422
*   Nature's Sunshine Products, Inc..................................     216        2,039
    Nu Skin Enterprises, Inc., Class A...............................  56,896    2,536,424
    Oil-Dri Corp. of America.........................................  13,693      479,392
*   Performance Food Group Co........................................  77,695    3,310,584
#   PriceSmart, Inc..................................................  51,463    3,813,408
#*  Primo Water Corp.................................................  63,112      763,340
#*  Pyxus International, Inc.........................................  12,036      137,451
#*  Revlon, Inc., Class A............................................   6,810      179,035
#*  RiceBran Technologies............................................   5,300       15,370
    Rocky Mountain Chocolate Factory, Inc............................   9,263       83,599
    Sanderson Farms, Inc.............................................  46,425    7,187,054
    Seaboard Corp....................................................      99      417,690
*   Seneca Foods Corp., Class A......................................  22,487      795,590
*   Seneca Foods Corp., Class B......................................   1,443       50,361
*   Simply Good Foods Co. (The)......................................  24,107      591,586
    SpartanNash Co...................................................  74,457      975,014
#   Spectrum Brands Holdings, Inc....................................  28,883    1,450,215
*   Sprouts Farmers Market, Inc...................................... 193,608    3,757,931
#   Tootsie Roll Industries, Inc.....................................  39,385    1,350,118
*   TreeHouse Foods, Inc.............................................  88,175    4,763,214
#   Turning Point Brands, Inc........................................  14,939      311,777
#*  United Natural Foods, Inc........................................  86,106      645,795
    United-Guardian, Inc.............................................  14,172      274,228
    Universal Corp...................................................  40,157    2,200,604
*   USANA Health Sciences, Inc.......................................  53,904    3,994,825
#   Vector Group, Ltd................................................ 248,770    3,034,994
#   Village Super Market, Inc., Class A..............................  20,030      530,795
#   WD-40 Co.........................................................  20,997    3,934,838
#   Weis Markets, Inc................................................  36,255    1,395,455
#*  Youngevity International, Inc....................................   3,900       18,213
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          123,358,829
                                                                              ------------

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
ENERGY -- (3.2%)
    Adams Resources & Energy, Inc....................................   8,197 $  245,910
    Amplify Energy Corp..............................................  37,274    270,236
*   Antero Resources Corp............................................   2,100      5,250
*   Apergy Corp......................................................  80,882  2,035,800
#   Arch Coal, Inc., Class A.........................................  41,910  3,306,280
    Archrock, Inc.................................................... 141,486  1,363,925
*   Ardmore Shipping Corp............................................  49,873    398,485
#   Berry Petroleum Corp.............................................   9,161     86,022
#*  Bonanza Creek Energy, Inc........................................  36,096    643,231
*   Cactus, Inc., Class A............................................  25,764    765,706
#*  California Resources Corp........................................  37,240    208,172
#*  Callon Petroleum Co.............................................. 173,558    659,520
#*  Carrizo Oil & Gas, Inc........................................... 182,116  1,340,374
*   Centennial Resource Development, Inc., Class A................... 186,609    634,471
*   Clean Energy Fuels Corp.......................................... 297,014    668,281
#*  CNX Resources Corp............................................... 142,535  1,201,570
*   CONSOL Energy, Inc...............................................  38,723    512,305
#*  Contango Oil & Gas Co............................................  37,300     92,877
#   Core Laboratories NV.............................................  26,226  1,154,993
    CVR Energy, Inc..................................................  29,913  1,418,474
#*  Dawson Geophysical Co............................................  38,489     92,374
#   Delek US Holdings, Inc........................................... 156,490  6,251,775
    DHT Holdings, Inc................................................ 274,510  2,121,962
#*  Diamond Offshore Drilling, Inc...................................  93,669    495,509
#   DMC Global, Inc..................................................  39,931  1,786,513
*   Dorian LPG, Ltd..................................................  77,968    970,702
#*  Dril-Quip, Inc...................................................  93,790  3,847,266
#*  Earthstone Energy, Inc., Class A.................................  52,226    202,637
#   EnLink Midstream LLC.............................................  89,120    557,000
#   Equitrans Midstream Corp.........................................  10,834    150,809
*   Era Group, Inc...................................................  34,924    337,715
    Evolution Petroleum Corp.........................................  78,334    440,237
*   Exterran Corp....................................................  35,600    451,052
#*  Extraction Oil & Gas, Inc........................................ 104,675    177,947
*   Forum Energy Technologies, Inc................................... 189,390    219,692
*   Frank's International NV.........................................  68,922    337,718
    GasLog, Ltd...................................................... 102,386  1,403,712
*   Geospace Technologies Corp.......................................  26,932    392,938
*   Gevo, Inc........................................................   3,600      8,496
#*  Goodrich Petroleum Corp..........................................   7,444     71,686
#   Green Plains, Inc................................................  50,355    620,877
*   Gulf Island Fabrication, Inc.....................................  65,466    343,042
#*  Gulfport Energy Corp.............................................  67,159    187,038
    Hallador Energy Co...............................................  23,785     80,037
*   Helix Energy Solutions Group, Inc................................ 277,075  2,380,074
    Helmerich & Payne, Inc...........................................  10,838    406,425
*   International Seaways, Inc.......................................  54,065  1,359,194
*   ION Geophysical Corp.............................................  28,127    265,238
#*  Jagged Peak Energy, Inc..........................................  86,913    616,213
*   KLX Energy Services Holdings, Inc................................  41,740    331,416
#   Kosmos Energy, Ltd............................................... 561,005  3,478,231
*   Laredo Petroleum, Inc............................................ 383,028    903,946
#   Liberty Oilfield Services, Inc., Class A.........................  30,480    280,721
*   Lonestar Resources US, Inc., Class A.............................  27,670     66,408
#   Mammoth Energy Services, Inc.....................................  11,994     19,190
#*  Matador Resources Co............................................. 191,029  2,657,213
*   Matrix Service Co................................................  86,647  1,625,498
*   Mitcham Industries, Inc..........................................  12,886     29,638
#*  Montage Resources Corp...........................................  12,836     58,019

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
ENERGY -- (Continued)
#   Murphy Oil Corp..................................................  13,292 $    274,214
#   Nabors Industries, Ltd........................................... 550,131    1,017,742
    NACCO Industries, Inc., Class A..................................  15,945      805,222
*   Natural Gas Services Group, Inc..................................  27,174      323,099
#*  NCS Multistage Holdings, Inc.....................................   9,951       22,390
*   Newpark Resources, Inc........................................... 409,450    2,456,700
    NexTier Oilfield Solutions, Inc.................................. 157,862      681,964
#*  Nine Energy Service, Inc.........................................   5,763       32,561
#*  Northern Oil and Gas, Inc........................................ 305,408      598,600
*   Oasis Petroleum, Inc............................................. 598,370    1,561,746
*   Oceaneering International, Inc................................... 289,585    4,100,524
*   Oil States International, Inc....................................  45,982      656,163
*   Pacific Drilling SA..............................................   1,708        4,270
    Panhandle Oil and Gas, Inc., Class A.............................  39,775      564,407
#*  Par Pacific Holdings, Inc........................................  45,753    1,036,305
    Patterson-UTI Energy, Inc........................................ 153,967    1,281,005
    PBF Energy, Inc., Class A........................................ 218,320    7,047,370
#*  PDC Energy, Inc.................................................. 110,136    2,197,213
    Peabody Energy Corp..............................................  78,729      829,016
*   Penn Virginia Corp...............................................  27,086      644,647
*   ProPetro Holding Corp............................................  76,312      591,418
    QEP Resources, Inc............................................... 199,531      664,438
#   Range Resources Corp............................................. 327,695    1,320,611
#*  Renewable Energy Group, Inc...................................... 118,975    1,944,051
#*  REX American Resources Corp......................................  18,425    1,490,951
*   RigNet, Inc......................................................  15,175       79,517
#*  Ring Energy, Inc.................................................  17,310       28,735
#   RPC, Inc......................................................... 102,842      425,766
*   SandRidge Energy, Inc............................................  46,744      204,739
    Scorpio Tankers, Inc.............................................  74,798    2,379,324
*   SEACOR Holdings, Inc.............................................  29,976    1,286,270
*   SEACOR Marine Holdings, Inc......................................  34,806      452,826
*   Select Energy Services, Inc., Class A............................  47,628      361,973
    SemGroup Corp., Class A..........................................  44,756      720,572
#   Ship Finance International, Ltd.................................. 107,589    1,556,813
*   SilverBow Resources, Inc.........................................   5,514       43,561
    SM Energy Co..................................................... 140,120    1,098,541
#*  Smart Sand, Inc..................................................   6,902       16,082
#   Solaris Oilfield Infrastructure, Inc., Class A...................  70,865      754,004
#*  Southwestern Energy Co........................................... 411,363      843,294
*   SRC Energy, Inc.................................................. 430,998    1,344,714
*   Talos Energy, Inc................................................  37,602      809,571
*   Teekay Tankers, Ltd., Class A....................................  13,800       28,152
*   TETRA Technologies, Inc.......................................... 219,570      373,269
#*  Tidewater, Inc...................................................  21,508      349,075
#*  Transocean, Ltd.................................................. 620,203    2,945,964
*   Unit Corp........................................................ 174,161      355,288
#   US Silica Holdings, Inc.......................................... 123,907      552,625
#   Valaris P.L.C.................................................... 249,960    1,027,336
*   W&T Offshore, Inc................................................ 288,707    1,163,489
#*  Whiting Petroleum Corp........................................... 185,593    1,176,660
    World Fuel Services Corp.........................................  89,961    3,757,671
*   WPX Energy, Inc..................................................  40,726      406,445
                                                                              ------------
TOTAL ENERGY.........................................................          109,726,943
                                                                              ------------
FINANCIALS -- (19.4%)
    1st Constitution Bancorp.........................................     170        3,228
    1st Source Corp..................................................  56,132    2,872,836
    ACNB Corp........................................................   1,396       49,404

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Affiliated Managers Group, Inc...................................     975 $   77,883
#*  Allegiance Bancshares, Inc.......................................  16,039    533,457
*   A-Mark Precious Metals, Inc......................................   5,785     62,478
*   Ambac Financial Group, Inc.......................................  28,864    591,712
    American Equity Investment Life Holding Co....................... 151,964  3,750,472
    American National Bankshares, Inc................................  12,623    456,953
    American National Insurance Co...................................  10,808  1,296,744
    American River Bankshares........................................   2,368     34,123
    Ameris Bancorp................................................... 132,497  5,677,496
    AMERISAFE, Inc...................................................  46,160  2,932,545
    AmeriServ Financial, Inc.........................................  87,157    362,573
    Argo Group International Holdings, Ltd...........................  60,193  3,724,141
    Arrow Financial Corp.............................................  41,933  1,472,687
    Artisan Partners Asset Management, Inc., Class A.................  94,214  2,576,753
    Associated Banc-Corp............................................. 276,878  5,568,017
#   Associated Capital Group, Inc., Class A..........................     212      8,607
    Assured Guaranty, Ltd............................................  24,673  1,157,657
    Atlantic American Corp...........................................   4,900     10,976
*   Atlantic Capital Bancshares, Inc.................................  38,601    719,909
    Atlantic Union Bankshares Corp................................... 113,932  4,199,534
#*  Atlanticus Holdings Corp.........................................  19,846    156,982
    Auburn National Bancorporation, Inc..............................     300     12,810
#*  Axos Financial, Inc.............................................. 104,916  3,047,810
    Banc of California, Inc..........................................  94,251  1,297,836
    BancFirst Corp...................................................  44,276  2,563,138
*   Bancorp, Inc. (The).............................................. 154,066  1,679,319
    BancorpSouth Bank................................................ 196,194  6,017,270
    Bank of Commerce Holdings........................................  11,745    131,779
#   Bank of Hawaii Corp..............................................  68,402  5,972,179
    Bank of Marin Bancorp............................................  19,870    871,697
    Bank of NT Butterfield & Son, Ltd. (The).........................  24,880    819,796
    Bank OZK.........................................................  42,377  1,189,099
    BankFinancial Corp...............................................  33,214    427,796
    BankUnited, Inc.................................................. 101,041  3,465,706
    Bankwell Financial Group, Inc....................................   2,702     77,331
    Banner Corp......................................................  67,708  3,654,878
    Bar Harbor Bankshares............................................  20,508    513,725
*   Baycom Corp......................................................   4,123     87,160
    BCB Bancorp, Inc.................................................  12,893    166,320
*   Berkshire Bancorp, Inc...........................................     150      1,860
    Berkshire Hills Bancorp, Inc.....................................  93,115  2,889,358
    BGC Partners, Inc., Class A......................................  99,678    518,326
*   Blucora, Inc.....................................................  92,763  2,006,464
    Blue Capital Reinsurance Holdings, Ltd...........................   1,285      9,008
    Boston Private Financial Holdings, Inc........................... 203,462  2,288,947
    Bridge Bancorp, Inc..............................................  29,221    946,760
*   Bridgewater Bancshares, Inc......................................   3,877     48,811
*   Brighthouse Financial, Inc.......................................  11,275    425,744
*   BrightSphere Investment Group P.L.C..............................  90,066    884,448
    Brookline Bancorp, Inc........................................... 147,121  2,309,800
    Bryn Mawr Bank Corp..............................................  41,204  1,570,284
*   Byline Bancorp, Inc..............................................   7,225    125,281
    C&F Financial Corp...............................................   3,311    168,397
    Cadence BanCorp.................................................. 140,214  2,156,491
    California First National Bancorp................................   3,097     54,662
#   Cambridge Bancorp................................................   1,603    124,249
    Camden National Corp.............................................  32,169  1,425,408
*   Cannae Holdings, Inc.............................................  27,105    791,466
#   Capital City Bank Group, Inc.....................................  18,768    533,950

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Capitol Federal Financial, Inc................................... 354,231 $5,054,876
    Capstar Financial Holdings, Inc..................................  12,042    203,630
    Carolina Financial Corp..........................................  21,955    833,192
    Cathay General Bancorp........................................... 206,467  7,344,031
    CBTX, Inc........................................................   3,404     97,525
    CenterState Bank Corp............................................ 127,160  3,224,778
    Central Pacific Financial Corp...................................  36,153  1,045,545
    Central Valley Community Bancorp.................................   7,779    162,037
    Century Bancorp, Inc., Class A...................................   4,807    418,257
    Chemung Financial Corp...........................................     763     32,481
    CIT Group, Inc...................................................  16,830    721,839
    Citizens & Northern Corp.........................................  13,444    345,645
#   Citizens Community Bancorp, Inc..................................  20,282    225,536
    Citizens Holding Co..............................................     592     12,373
#*  Citizens, Inc.................................................... 100,100    666,666
#   City Holding Co..................................................  36,845  2,923,282
    Civista Bancshares, Inc..........................................   7,712    173,366
    CNB Financial Corp...............................................  20,394    637,720
    CNO Financial Group, Inc......................................... 336,171  5,261,076
*   Coastal Financial Corp...........................................   1,794     27,000
    Codorus Valley Bancorp, Inc......................................   3,436     74,381
#   Cohen & Steers, Inc..............................................  58,981  3,859,717
    Colony Bankcorp, Inc.............................................   1,629     25,315
    Columbia Banking System, Inc..................................... 145,269  5,709,072
*   Columbia Financial, Inc..........................................   3,402     56,099
    Community Bank System, Inc.......................................  93,818  6,358,984
    Community Bankers Trust Corp.....................................   4,335     37,541
    Community Financial Corp. (The)..................................   1,099     36,619
    Community Trust Bancorp, Inc.....................................  43,311  1,897,455
    Community West Bancshares........................................   1,200     11,904
    ConnectOne Bancorp, Inc..........................................  63,619  1,544,669
*   Consumer Portfolio Services, Inc.................................  48,217    162,732
#   County Bancorp, Inc..............................................     952     20,934
#*  Cowen, Inc., Class A.............................................  46,810    700,746
#   Crawford & Co., Class A..........................................  70,697    748,681
    Crawford & Co., Class B..........................................  51,546    479,378
#*  Curo Group Holdings Corp.........................................   4,882     68,299
*   Customers Bancorp, Inc........................................... 137,533  3,243,028
    CVB Financial Corp............................................... 230,262  4,784,844
    Diamond Hill Investment Group, Inc...............................   7,918  1,115,329
    Dime Community Bancshares, Inc...................................  93,580  1,805,158
    Donegal Group, Inc., Class A.....................................  49,195    724,150
    Donegal Group, Inc., Class B.....................................     870     11,906
*   Donnelley Financial Solutions, Inc............................... 124,573  1,407,675
    Eagle Bancorp, Inc...............................................  64,275  2,901,373
    Eaton Vance Corp.................................................  11,709    533,930
#*  eHealth, Inc.....................................................  50,417  3,480,790
*   Elevate Credit, Inc..............................................  26,652    109,007
    Employers Holdings, Inc..........................................  63,359  2,682,620
#*  Encore Capital Group, Inc........................................  57,829  1,919,345
*   Enova International, Inc......................................... 100,139  2,352,265
*   Enstar Group, Ltd................................................  17,850  3,586,065
*   Entegra Financial Corp...........................................   1,415     42,592
    Enterprise Bancorp, Inc..........................................   5,676    169,202
    Enterprise Financial Services Corp...............................  46,305  2,028,159
*   Equity Bancshares, Inc., Class A.................................  18,373    510,034
    ESSA Bancorp, Inc................................................  14,300    233,805
    Essent Group, Ltd................................................  42,753  2,227,004
    Evans Bancorp, Inc...............................................   2,846    108,120

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Evercore, Inc., Class A..........................................  57,976 $4,269,353
#*  EZCORP, Inc., Class A............................................  39,878    209,758
    Farmers National Banc Corp.......................................  27,004    402,900
    FB Financial Corp................................................   7,505    282,713
    FBL Financial Group, Inc., Class A...............................  40,672  2,333,759
    Federal Agricultural Mortgage Corp., Class A.....................   1,115     83,514
    Federal Agricultural Mortgage Corp., Class C.....................  23,600  1,998,684
#   Federated Investors, Inc., Class B............................... 167,751  5,357,967
    FedNat Holding Co................................................  35,195    505,048
    Financial Institutions, Inc......................................  36,632  1,151,344
*   First Acceptance Corp............................................  96,214     74,085
    First Bancorp....................................................  55,196  2,083,649
    First BanCorp.................................................... 355,320  3,737,966
    First Bancorp, Inc...............................................  15,642    442,199
    First Bancshares, Inc. (The).....................................   6,698    220,766
    First Bank.......................................................   6,366     67,225
    First Busey Corp.................................................  84,921  2,239,367
    First Business Financial Services, Inc...........................   8,410    204,531
    First Choice Bancorp.............................................   4,152     92,839
    First Citizens BancShares, Inc., Class A.........................   1,503    739,356
    First Commonwealth Financial Corp................................ 178,386  2,513,459
    First Community Bancshares, Inc..................................  41,219  1,312,001
    First Community Corp.............................................     400      7,660
    First Defiance Financial Corp....................................  54,410  1,682,357
    First Financial Bancorp.......................................... 173,297  4,062,082
#   First Financial Bankshares, Inc.................................. 125,116  4,163,860
    First Financial Corp.............................................  26,421  1,159,089
    First Financial Northwest, Inc...................................  27,065    382,970
    First Foundation, Inc............................................  64,397  1,030,996
    First Hawaiian, Inc..............................................  60,429  1,651,525
    First Horizon National Corp......................................   8,945    142,852
    First Internet Bancorp...........................................  15,209    345,853
    First Interstate BancSystem, Inc., Class A.......................  76,271  3,200,331
    First Merchants Corp............................................. 105,678  4,179,565
    First Mid Bancshares, Inc........................................   7,797    272,115
    First Midwest Bancorp, Inc....................................... 244,758  5,027,329
    First Northwest Bancorp..........................................   8,344    146,604
    First of Long Island Corp. (The).................................  44,358  1,039,752
    First United Corp................................................   4,814    112,648
    FirstCash, Inc...................................................  83,455  7,042,767
    Flagstar Bancorp, Inc............................................  89,492  3,252,139
    Flushing Financial Corp..........................................  77,544  1,678,052
    FNB Corp......................................................... 173,089  2,087,453
    Franklin Financial Network, Inc..................................  32,176  1,070,496
    FS Bancorp, Inc..................................................   3,729    213,485
    Fulton Financial Corp............................................ 354,355  6,045,296
#   GAIN Capital Holdings, Inc.......................................  69,439    293,033
    GAMCO Investors, Inc., Class A...................................  17,798    280,496
*   Genworth Financial, Inc., Class A................................   6,100     26,108
    German American Bancorp, Inc.....................................  52,618  1,739,025
    Glacier Bancorp, Inc............................................. 134,100  5,675,112
    Global Indemnity, Ltd............................................  24,595    608,972
#   Goosehead Insurance, Inc., Class A...............................   1,300     66,534
    Great Southern Bancorp, Inc......................................  34,088  2,059,597
    Great Western Bancorp, Inc.......................................  81,718  2,849,507
*   Green Dot Corp., Class A.........................................  95,211  2,745,885
#   Greenhill & Co., Inc............................................. 107,072  1,734,566
#*  Greenlight Capital Re, Ltd., Class A............................. 140,116  1,513,253
#   Guaranty Bancshares, Inc.........................................   3,418    108,214

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Guaranty Federal Bancshares, Inc.................................   2,022 $   49,074
*   Hallmark Financial Services, Inc.................................  33,293    593,281
#   Hamilton Lane, Inc., Class A.....................................   8,660    516,309
    Hancock Whitney Corp.............................................  97,029  3,784,131
    Hanmi Financial Corp.............................................  85,261  1,641,274
    Hanover Insurance Group, Inc. (The)..............................  50,699  6,677,565
#*  HarborOne Bancrop, Inc...........................................  25,707    262,468
#   Hawthorn Bancshares, Inc.........................................   2,198     52,752
#   HCI Group, Inc...................................................  33,285  1,399,634
#   Heartland Financial USA, Inc.....................................  50,223  2,349,432
#   Hennessy Advisors, Inc...........................................   2,761     30,647
    Heritage Commerce Corp........................................... 131,114  1,575,990
    Heritage Financial Corp..........................................  54,712  1,506,221
    Heritage Insurance Holdings, Inc.................................  28,677    381,978
    Hilltop Holdings, Inc............................................ 197,180  4,606,125
    Hingham Institution for Savings..................................   1,923    365,351
*   HMN Financial, Inc...............................................   3,246     68,328
    Home Bancorp, Inc................................................   2,792    106,543
    Home BancShares, Inc............................................. 240,974  4,453,200
*   HomeStreet, Inc..................................................  52,779  1,583,898
    HomeTrust Bancshares, Inc........................................  11,678    311,803
    Hope Bancorp, Inc................................................ 284,631  4,061,684
    Horace Mann Educators Corp.......................................  77,779  3,388,053
    Horizon Bancorp, Inc.............................................  68,959  1,258,847
    Houlihan Lokey, Inc..............................................  17,046    805,594
*   Howard Bancorp, Inc..............................................   9,031    151,540
    IBERIABANK Corp..................................................  35,333  2,593,089
    Independence Holding Co..........................................   2,009     78,552
    Independent Bank Corp............................................  49,456  4,059,348
    Independent Bank Corp............................................  21,971    494,567
    Independent Bank Group, Inc......................................  54,478  2,912,939
#   Interactive Brokers Group, Inc., Class A......................... 114,563  5,447,471
    International Bancshares Corp.................................... 129,425  5,301,248
*   INTL. FCStone, Inc...............................................  36,579  1,463,160
    Investar Holding Corp............................................     678     16,821
    Investors Bancorp, Inc...........................................  69,019    831,679
    Investors Title Co...............................................   2,679    406,404
    James River Group Holdings, Ltd..................................  33,682  1,206,152
    Kearny Financial Corp............................................ 175,852  2,467,204
    Kemper Corp......................................................  86,600  6,224,808
    Kentucky First Federal Bancorp...................................   3,402     25,515
    Kingstone Cos., Inc..............................................   8,189     66,085
    Kinsale Capital Group, Inc.......................................  18,294  1,934,042
    Ladenburg Thalmann Financial Services, Inc....................... 230,662    521,296
    Lake Shore Bancorp, Inc..........................................     338      5,043
    Lakeland Bancorp, Inc............................................  92,615  1,532,778
#   Lakeland Financial Corp..........................................  60,442  2,813,575
    Landmark Bancorp, Inc............................................   3,138     72,770
    Lazard, Ltd., Class A............................................   7,366    274,973
    LCNB Corp........................................................   2,648     47,876
    LegacyTexas Financial Group, Inc.................................  98,078  4,172,238
    Legg Mason, Inc..................................................  27,630  1,029,494
#*  LendingClub Corp................................................. 143,463  1,813,372
#*  LendingTree, Inc.................................................  16,526  5,946,881
*   Limestone Bancorp, Inc...........................................     857     12,898
#   Live Oak Bancshares, Inc.........................................  33,602    609,876
    Luther Burbank Corp..............................................   2,130     24,644
    Macatawa Bank Corp...............................................  65,245    682,136
    Mackinac Financial Corp..........................................   7,750    121,210

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
*   Magyar Bancorp, Inc..............................................     809 $    9,991
*   Malvern Bancorp, Inc.............................................   1,300     29,094
    Marlin Business Services Corp....................................  37,093    880,588
#*  MBIA, Inc........................................................ 159,089  1,477,937
    Mercantile Bank Corp.............................................  29,145  1,026,195
    Merchants Bancorp................................................   4,419     72,162
    Mercury General Corp.............................................  77,822  3,740,125
    Meridian Bancorp, Inc............................................ 101,526  1,985,849
    Meta Financial Group, Inc........................................  65,821  2,083,893
*   Metropolitan Bank Holding Corp...................................   2,078     89,229
    MGIC Investment Corp............................................. 216,764  2,971,834
    Mid Penn Bancorp, Inc............................................   2,400     61,200
    Middlefield Banc Corp............................................     307     14,122
    Midland States Bancorp, Inc......................................  21,111    565,775
    MidWestOne Financial Group, Inc..................................  10,489    341,889
    Moelis & Co., Class A............................................  67,197  2,397,589
#*  Mr Cooper Group, Inc.............................................  42,118    539,110
    MutualFirst Financial, Inc.......................................   9,275    369,980
    National Bank Holdings Corp., Class A............................  64,487  2,218,353
    National Bankshares, Inc.........................................   2,039     85,801
    National General Holdings Corp...................................  72,227  1,539,880
    National Security Group, Inc. (The)..............................   1,000     13,820
    National Western Life Group, Inc., Class A.......................   2,497    680,682
    Navient Corp..................................................... 231,921  3,193,552
#   NBT Bancorp, Inc.................................................  82,955  3,297,461
    Nelnet, Inc., Class A............................................  59,149  3,624,059
>>  NewStar Financial, Inc........................................... 112,900     79,290
*   Nicholas Financial, Inc..........................................   9,480     79,727
*   Nicolet Bankshares, Inc..........................................   4,945    341,106
*   NMI Holdings, Inc., Class A...................................... 102,175  2,988,619
*   Northeast Bank...................................................   8,636    184,897
    Northfield Bancorp, Inc..........................................  98,988  1,683,786
    Northrim BanCorp, Inc............................................  11,583    451,158
    Northwest Bancshares, Inc........................................ 259,647  4,380,245
    Norwood Financial Corp...........................................     949     29,609
    OceanFirst Financial Corp........................................  82,936  1,984,658
    OFG Bancorp......................................................  81,453  1,654,310
    Ohio Valley Banc Corp............................................   1,400     51,436
    Old Line Bancshares, Inc.........................................  23,389    684,830
    Old National Bancorp............................................. 259,999  4,678,682
    Old Second Bancorp, Inc..........................................  46,116    556,620
*   On Deck Capital, Inc............................................. 132,486    590,888
    OneMain Holdings, Inc............................................  45,669  1,826,760
    Oppenheimer Holdings, Inc., Class A..............................  10,748    292,346
    Opus Bank........................................................  59,987  1,487,078
#   Origin Bancorp, Inc..............................................   3,849    135,446
    Oritani Financial Corp........................................... 104,517  1,950,287
    Orrstown Financial Services, Inc.................................   5,279    114,502
*   Pacific Mercantile Bancorp.......................................  35,354    253,135
    Pacific Premier Bancorp, Inc.....................................  83,417  2,815,741
    PacWest Bancorp..................................................   2,894    107,049
#   Park National Corp...............................................  16,584  1,679,130
    Parke Bancorp, Inc...............................................   3,933     94,549
    PCSB Financial Corp..............................................   5,627    114,003
    Peapack Gladstone Financial Corp.................................  43,018  1,256,126
    Penns Woods Bancorp, Inc.........................................   8,683    265,439
*   Pennymac Financial Services, Inc.................................  50,895  1,584,361
    Peoples Bancorp of North Carolina, Inc...........................   1,084     32,238
    Peoples Bancorp, Inc.............................................  37,368  1,222,307

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Peoples Financial Services Corp..................................      60 $    2,951
    People's Utah Bancorp............................................  24,149    702,736
    Pinnacle Financial Partners, Inc.................................  66,239  3,896,178
    Piper Jaffray Cos................................................  17,595  1,381,911
    PJT Partners, Inc., Class A......................................  31,874  1,323,727
    Popular, Inc.....................................................  93,185  5,074,855
#*  PRA Group, Inc................................................... 105,239  3,570,759
    Preferred Bank...................................................  30,623  1,632,512
    Premier Financial Bancorp, Inc...................................  20,540    364,585
    Primerica, Inc...................................................  56,551  7,135,605
    ProAssurance Corp................................................ 105,362  4,132,298
#   Prosperity Bancshares, Inc.......................................   3,383    233,495
    Protective Insurance Corp., Class A..............................     550      8,168
    Protective Insurance Corp., Class B..............................  16,176    257,360
*   Provident Bancorp, Inc...........................................     519      5,917
    Provident Financial Holdings, Inc................................   6,061    121,584
    Provident Financial Services, Inc................................ 105,610  2,634,969
    Prudential Bancorp, Inc..........................................   1,711     29,857
    Pzena Investment Management, Inc., Class A.......................  38,493    319,492
    QCR Holdings, Inc................................................  24,835  1,007,804
    Radian Group, Inc................................................ 324,032  8,133,203
    RBB Bancorp......................................................   6,720    135,341
*   Regional Management Corp.........................................  23,372    676,152
    Renasant Corp....................................................  97,404  3,379,919
    Republic Bancorp, Inc., Class A..................................  39,187  1,742,646
*   Republic First Bancorp, Inc......................................  64,227    260,119
    Riverview Bancorp, Inc...........................................  44,683    321,271
#   RLI Corp.........................................................  70,858  6,895,901
#   S&T Bancorp, Inc.................................................  62,285  2,345,342
*   Safeguard Scientifics, Inc.......................................  55,071    622,853
    Safety Insurance Group, Inc......................................  38,135  3,706,722
    Salisbury Bancorp, Inc...........................................     551     20,971
    Sandy Spring Bancorp, Inc........................................  62,290  2,149,005
    SB One Bancorp...................................................   6,777    149,636
*   Seacoast Banking Corp. of Florida................................  59,709  1,671,852
*   Security National Financial Corp., Class A.......................   3,663     18,059
*   Select Bancorp, Inc..............................................   4,362     49,291
    Selective Insurance Group, Inc...................................  96,545  6,673,190
#   ServisFirst Bancshares, Inc......................................  74,169  2,595,915
    Shore Bancshares, Inc............................................  11,216    175,082
#*  Siebert Financial Corp...........................................   7,500     67,275
    Sierra Bancorp...................................................  30,064    818,943
    Silvercrest Asset Management Group, Inc., Class A................   4,500     54,090
#   Simmons First National Corp., Class A............................ 160,987  3,850,809
*   SmartFinancial, Inc..............................................   4,927    103,713
#   South State Corp.................................................  53,881  4,249,056
*   Southern First Bancshares, Inc...................................  13,801    556,318
    Southern Missouri Bancorp, Inc...................................   6,269    228,254
    Southern National Bancorp of Virginia, Inc.......................  17,384    275,363
#   Southside Bancshares, Inc........................................  62,849  2,165,148
    Southwest Georgia Financial Corp.................................   1,439     29,334
*   Spirit of Texas Bancshares, Inc..................................   1,280     26,752
    State Auto Financial Corp........................................  75,429  2,495,946
    Sterling Bancorp................................................. 290,961  5,717,384
    Sterling Bancorp, Inc............................................  10,431    101,076
    Stewart Information Services Corp................................  48,701  1,992,845
    Stifel Financial Corp............................................  91,446  5,119,147
    Stock Yards Bancorp, Inc.........................................  47,361  1,891,598
    Summit Financial Group, Inc......................................   5,280    134,429

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
FINANCIALS -- (Continued)
    Summit State Bank................................................   1,000 $     12,110
    Synovus Financial Corp...........................................  56,358    1,908,845
    TCF Financial Corp............................................... 274,694   10,875,135
    Territorial Bancorp, Inc.........................................  22,292      658,952
*   Texas Capital Bancshares, Inc....................................  48,083    2,599,367
#   TFS Financial Corp...............................................   6,500      125,190
>>  TheStreet.Com, Inc...............................................     487           44
*   Third Point Reinsurance, Ltd.....................................  43,830      415,947
    Timberland Bancorp, Inc..........................................  18,811      498,491
    Tiptree, Inc.....................................................  71,359      524,489
    Tompkins Financial Corp..........................................  26,932    2,356,819
    Towne Bank....................................................... 106,632    2,995,293
    TriCo Bancshares.................................................  44,408    1,671,073
#*  TriState Capital Holdings, Inc...................................  66,724    1,542,659
*   Triumph Bancorp, Inc.............................................  26,121      847,626
    TrustCo Bank Corp. NY............................................ 217,568    1,879,788
    Trustmark Corp................................................... 168,734    5,790,951
    UMB Financial Corp...............................................  83,669    5,460,239
    Umpqua Holdings Corp.............................................  78,738    1,245,635
*   Unico American Corp..............................................   4,300       28,961
    United Bancshares, Inc...........................................     110        2,323
#   United Bankshares, Inc........................................... 162,418    6,422,008
    United Community Banks, Inc...................................... 160,340    4,843,871
    United Community Financial Corp.................................. 124,005    1,412,417
    United Financial Bancorp, Inc.................................... 143,947    2,032,532
    United Fire Group, Inc...........................................  39,695    1,806,916
    United Insurance Holdings Corp...................................  80,516      987,126
    United Security Bancshares.......................................   7,256       73,794
    Unity Bancorp, Inc...............................................   9,777      213,530
    Universal Insurance Holdings, Inc................................ 101,962    2,764,190
    Univest Financial Corp...........................................  59,108    1,522,031
#   Valley National Bancorp.......................................... 519,073    6,010,865
    Value Line, Inc..................................................   2,730       55,228
    Veritex Holdings, Inc............................................  73,713    1,814,814
    Victory Capital Holdings, Inc., Class A..........................   9,260      144,086
#   Virtu Financial, Inc., Class A...................................   4,300       72,928
    Virtus Investment Partners, Inc..................................  22,448    2,435,159
#   Waddell & Reed Financial, Inc., Class A.......................... 155,869    2,581,191
    Walker & Dunlop, Inc.............................................  67,522    4,253,211
    Washington Federal, Inc.......................................... 193,136    7,041,739
    Washington Trust Bancorp, Inc....................................  37,710    1,926,604
    Waterstone Financial, Inc........................................  83,761    1,560,467
    Webster Financial Corp...........................................  35,000    1,543,500
    WesBanco, Inc....................................................  91,971    3,457,190
    West Bancorporation, Inc.........................................  41,449      973,223
#   Westamerica Bancorporation.......................................  37,378    2,467,696
    Western Alliance Bancorp.........................................  15,340      756,722
    Western New England Bancorp, Inc.................................  49,422      472,474
    Westwood Holdings Group, Inc.....................................  24,344      735,919
#   White Mountains Insurance Group, Ltd.............................   2,417    2,588,607
    Wintrust Financial Corp..........................................  62,888    4,013,512
#   WisdomTree Investments, Inc...................................... 159,399      814,529
*   World Acceptance Corp............................................  25,209    2,616,946
    WSFS Financial Corp.............................................. 100,202    4,225,518
    WVS Financial Corp...............................................     700       10,717
                                                                              ------------
TOTAL FINANCIALS.....................................................          664,452,677
                                                                              ------------
HEALTH CARE -- (8.7%)
#*  Abeona Therapeutics, Inc.........................................  13,944       33,047

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
HEALTH CARE -- (Continued)
#*  Acadia Healthcare Co., Inc....................................... 119,368 $3,579,846
*   Acceleron Pharma Inc.............................................   7,464    334,910
#*  Accuray, Inc..................................................... 191,351    497,513
*   Achillion Pharmaceuticals, Inc................................... 327,308  2,098,044
#*  Acorda Therapeutics, Inc......................................... 166,959    275,482
#*  Adamas Pharmaceuticals, Inc......................................  15,245     62,657
*   Addus HomeCare Corp..............................................  43,369  3,652,103
#*  Adverum Biotechnologies, Inc..................................... 102,339    744,005
*   Aeglea BioTherapeutics, Inc......................................  41,994    319,574
#*  Agios Pharmaceuticals, Inc.......................................  17,829    536,296
#*  Aimmune Therapeutics Inc.........................................     666     18,528
#*  Akcea Therapeutics, Inc..........................................   3,623     66,410
#*  Akebia Therapeutics, Inc.........................................  69,703    259,992
*   Akorn, Inc....................................................... 202,074  1,008,349
*   Albireo Pharma, Inc..............................................  15,421    283,284
#*  Aldeyra Therapeutics, Inc........................................  16,877     94,342
*   Alkermes P.L.C...................................................  11,233    219,380
*   Allena Pharmaceuticals, Inc......................................   5,776     30,440
*   Allscripts Healthcare Solutions, Inc............................. 317,980  3,478,701
#*  AMAG Pharmaceuticals, Inc........................................  26,767    259,774
*   Amedisys, Inc....................................................  68,500  8,803,620
*   Amicus Therapeutics, Inc.........................................  59,459    501,239
*   AMN Healthcare Services, Inc.....................................  86,819  5,101,484
*   Amphastar Pharmaceuticals, Inc...................................  88,418  1,707,794
#*  AnaptysBio, Inc..................................................   7,930    299,120
*   AngioDynamics, Inc...............................................  65,485  1,001,920
#*  ANI Pharmaceuticals, Inc.........................................  41,251  3,222,116
#*  Anika Therapeutics, Inc..........................................  50,046  3,522,738
*   Apollo Endosurgery, Inc..........................................   3,322     10,199
#*  Apollo Medical Holdings, Inc.....................................     364      5,449
*   Applied Genetic Technologies Corp................................  44,373    134,450
#*  Aptinyx, Inc.....................................................   2,443      8,111
    Apyx Medical Corp................................................  26,699    176,213
*   Aravive, Inc.....................................................   8,700     56,463
#*  ARCA biopharma, Inc..............................................   3,100     15,345
*   Arcus Biosciences, Inc...........................................  10,002     78,516
#*  Ardelyx, Inc..................................................... 142,622    713,110
*   Arena Pharmaceuticals, Inc.......................................  16,742    815,587
*   Assembly Biosciences, Inc........................................  42,940    708,939
#*  Atara Biotherapeutics, Inc.......................................  33,937    370,592
#*  Atossa Genetics, Inc.............................................   2,349      3,735
*   AtriCure Inc.....................................................   6,383    169,724
#   Atrion Corp......................................................   3,399  2,866,819
#*  aTyr Pharma, Inc.................................................   1,042      3,730
*   Audentes Therapeutics, Inc.......................................  29,796    801,512
*   Avanos Medical, Inc..............................................  98,489  4,337,456
*   Avrobio, Inc.....................................................   5,860     85,087
*   AxoGen, Inc......................................................  12,672    157,576
*   BioDelivery Sciences International, Inc..........................   3,899     22,536
*   BioSpecifics Technologies Corp...................................  21,297  1,031,414
*   BioTelemetry, Inc................................................ 102,457  4,032,708
    Brickell Biotech, Inc............................................   2,392      5,932
*   Brookdale Senior Living, Inc..................................... 525,304  3,860,984
*   Calithera Biosciences, Inc.......................................  40,865    117,691
#*  Calyxt, Inc......................................................     819      3,751
*   Cambrex Corp.....................................................  69,438  4,147,532
#   Cantel Medical Corp..............................................  83,217  6,065,687
#*  Capital Senior Living Corp.......................................  75,264    309,335
#*  Capricor Therapeutics, Inc.......................................   3,300      8,580

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- ----------
HEALTH CARE -- (Continued)
*    Cardiovascular Systems, Inc......................................   1,244 $   55,383
#*   CareDx, Inc......................................................  11,818    309,750
#*   CASI Pharmaceuticals, Inc........................................   3,000      9,840
*    Castlight Health, Inc., Class B..................................  55,052     83,129
#*   Catabasis Pharmaceuticals, Inc...................................   9,338     47,064
#*   Catalyst Biosciences, Inc........................................  12,111     65,884
#*   Catalyst Pharmaceuticals, Inc....................................  39,874    188,604
#*   Celldex Therapeutics, Inc........................................  10,678     23,919
#*   Cellular Biomedicine Group, Inc..................................     367      6,712
#*   Champions Oncology, Inc..........................................   9,746     50,972
#*   Chembio Diagnostics, Inc.........................................   1,700      9,095
     Chemed Corp......................................................   2,679  1,055,285
#*   ChemoCentryx, Inc................................................  75,691    650,943
#*   Chiasma, Inc.....................................................   7,122     37,319
*    Chimerix, Inc....................................................  31,140     44,530
#*   Codexis, Inc.....................................................   7,322     98,993
#*   Collegium Pharmaceutical, Inc....................................  42,363    508,356
#*   Community Health Systems, Inc.................................... 169,421    599,750
     Computer Programs & Systems, Inc.................................  23,591    544,244
*    Concert Pharmaceuticals, Inc.....................................  83,204    518,361
#*   Conformis, Inc...................................................   5,700     10,887
     CONMED Corp......................................................  47,238  5,197,125
#*   Constellation Pharmaceuticals, Inc...............................   3,527     48,708
#*   Corcept Therapeutics, Inc........................................ 131,043  1,911,917
*    CorVel Corp......................................................  44,234  3,499,794
#*   Corvus Pharmaceuticals, Inc......................................  25,514     84,962
#*   Covetrus, Inc....................................................  24,563    243,542
*    Cross Country Healthcare, Inc....................................  90,253    975,635
*    CryoLife, Inc.................................................... 114,699  2,574,993
#*   Cumberland Pharmaceuticals, Inc..................................  43,217    227,321
*    Cutera, Inc......................................................  50,628  1,594,782
*    Cyclerion Therapeutics, Inc......................................   2,366      5,655
*    Cymabay Therapeutics, Inc........................................  52,209    234,418
#*   Cytokinetics, Inc................................................  24,940    290,551
*    CytomX Therapeutics, Inc.........................................  49,503    303,453
*    Deciphera Pharmaceuticals, Inc...................................   8,744    387,709
#*   Denali Therapeutics, Inc.........................................  13,908    217,938
#*   Dicerna Pharmaceuticals, Inc.....................................   2,838     46,799
*    Digirad Corp.....................................................   4,050     16,564
*    Diplomat Pharmacy, Inc...........................................  53,009    288,369
#*   Eagle Pharmaceuticals, Inc.......................................  16,350  1,025,145
*    Elanco Animal Health, Inc........................................   2,166     58,525
#>>  Elanco Animal Health, Inc........................................ 105,700          0
*    Electromed, Inc..................................................   9,750     65,812
*    Emergent BioSolutions, Inc.......................................  71,414  4,082,024
*    Enanta Pharmaceuticals, Inc......................................  52,726  3,209,959
*    Endo International P.L.C......................................... 147,501    677,030
#*   Endologix, Inc...................................................  16,027     39,266
#*   Enochian Biosciences, Inc........................................   2,300     13,110
     Ensign Group, Inc. (The).........................................  77,518  3,275,135
*    Enzo Biochem, Inc................................................ 122,211    386,187
#*   Epizyme, Inc.....................................................  50,528    581,577
#*   Evelo Biosciences, Inc...........................................     300      1,959
#*   Evolent Health, Inc., Class A.................................... 170,243  1,297,252
#*   FibroGen, Inc....................................................   4,260    166,779
*    Five Prime Therapeutics, Inc.....................................  30,187    119,239
#*   Flexion Therapeutics, Inc........................................   3,800     65,246
*    Fluidigm Corp....................................................  19,900     97,908
*    FONAR Corp.......................................................  12,536    254,857

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE+
                                                                       ------- ----------
HEALTH CARE -- (Continued)
*    Fulgent Genetics, Inc............................................   3,094 $   29,641
#*   G1 Therapeutics, Inc.............................................  19,256    408,612
*    Genocea Biosciences, Inc.........................................   3,500      8,680
#*   Genomic Health, Inc..............................................  29,324  1,955,324
#*   Global Blood Therapeutics, Inc...................................  33,420  1,602,489
*    Globus Medical, Inc., Class A....................................  49,092  2,570,948
#*   GlycoMimetics, Inc...............................................  33,494    176,848
*    Haemonetics Corp.................................................   9,947  1,200,901
*    Halozyme Therapeutics, Inc.......................................  15,300    234,396
#*   Hanger, Inc......................................................  13,981    316,110
#*   Harvard Bioscience, Inc.......................................... 107,208    300,182
#*   HealthEquity, Inc................................................  23,878  1,356,032
*    HealthStream, Inc................................................  81,548  2,288,237
#*   Heron Therapeutics, Inc..........................................   1,231     26,159
#*   Heska Corp.......................................................  16,780  1,359,516
*    HMS Holdings Corp................................................  86,662  2,832,981
*    Horizon Therapeutics P.L.C....................................... 209,169  6,047,076
*    ICU Medical, Inc.................................................  20,567  3,323,833
#*   Idera Pharmaceuticals, Inc.......................................  16,952     44,753
*    InfuSystem Holdings, Inc.........................................   3,700     25,641
#*   Innoviva, Inc.................................................... 138,347  1,607,592
#*   Inogen, Inc......................................................  30,855  1,679,592
#*   Inovalon Holdings, Inc., Class A.................................   7,741    120,992
#*   Inovio Pharmaceuticals, Inc......................................   8,029     17,102
#*   Insmed, Inc......................................................  21,563    400,856
*    Inspire Medical Systems, Inc.....................................  17,771  1,083,676
*    Integer Holdings Corp............................................  61,421  4,756,442
*    Integra LifeSciences Holdings Corp...............................  85,708  4,976,206
#*   Intellia Therapeutics, Inc.......................................  75,733    945,527
*    Intersect ENT Inc................................................   6,500    115,830
#*   Intra-Cellular Therapies, Inc.................................... 124,871  1,155,057
#*   IntriCon Corp....................................................  32,669    675,595
#    Invacare Corp.................................................... 105,101    811,380
#*   Invitae Corp.....................................................   4,963     79,954
#*   Iovance Biotherapeutics, Inc.....................................  52,535  1,110,065
#*   iRadimed Corp....................................................   1,300     32,825
#*   Joint Corp. (The)................................................   6,004    114,496
*    Jounce Therapeutics, Inc.........................................  58,115    210,086
#*   Kala Pharmaceuticals, Inc........................................  31,155    113,093
#*   Karyopharm Therapeutics, Inc.....................................  89,654  1,048,952
     Kewaunee Scientific Corp.........................................   2,424     38,566
#*   Kindred Biosciences, Inc.........................................  94,308    770,496
#*   Kodiak Sciences, Inc.............................................   1,900     39,349
#*   Krystal Biotech, Inc.............................................   2,037     83,660
#*   Kura Oncology, Inc...............................................  27,793    416,339
#*   Lannett Co., Inc.................................................   4,756     56,549
*    Lantheus Holdings, Inc...........................................  78,028  1,626,884
#    LeMaitre Vascular, Inc...........................................  69,838  2,416,395
*    LHC Group, Inc...................................................  68,923  7,648,385
#*   Ligand Pharmaceuticals, Inc......................................  21,940  2,387,291
*    LivaNova P.L.C...................................................  34,061  2,409,135
     Luminex Corp.....................................................  95,686  1,961,085
*    MacroGenics, Inc.................................................  37,156    315,826
#*   Madrigal Pharmaceuticals, Inc....................................   3,582    331,084
*    Magellan Health, Inc.............................................  51,479  3,340,987
*>>  MedCath Corp.....................................................  41,900          0
*    MEDNAX, Inc......................................................  36,795    808,018
*    Medpace Holdings, Inc............................................  32,063  2,360,799
*    MEI Pharma, Inc..................................................  24,871     45,017

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
HEALTH CARE -- (Continued)
#*  Melinta Therapeutics, Inc........................................  12,463 $   32,404
*   Menlo Therapeutics, Inc..........................................   1,754      8,893
    Meridian Bioscience, Inc......................................... 101,112    989,886
*   Merit Medical Systems, Inc.......................................  94,813  1,958,363
#   Merrimack Pharmaceuticals, Inc...................................  28,843    113,930
#   Mesa Laboratories, Inc...........................................  11,119  2,532,352
*   Micron Solutions, Inc............................................   5,700     13,452
#   Millendo Therapeutics, Inc.......................................     650      4,686
#*  Minerva Neurosciences, Inc.......................................  91,768    434,980
#*  Miragen Therapeutics, Inc........................................  27,200     17,544
#*  Mirati Therapeutics, Inc.........................................   4,051    381,523
*   Misonix, Inc.....................................................   1,809     31,386
#*  Molecular Templates, Inc.........................................  24,618    208,268
#*  Momenta Pharmaceuticals, Inc.....................................  59,407    919,620
#*  MyoKardia Inc....................................................   3,750    214,987
*   Myriad Genetics, Inc............................................. 123,911  4,172,083
#*  Nabriva Therapeutics P.L.C.......................................  42,060     81,176
    National HealthCare Corp.........................................  24,420  2,006,836
    National Research Corp...........................................  42,285  2,428,428
*   Natus Medical, Inc...............................................  81,179  2,734,109
#*  Nektar Therapeutics..............................................   1,103     18,889
#*  Neogen Corp......................................................  51,156  3,328,209
#*  NeoGenomics, Inc.................................................  78,216  1,793,493
    Neoleukin Therapeutics, Inc......................................   8,321     24,797
*   NextGen Healthcare, Inc.......................................... 124,681  2,107,732
*   NuVasive, Inc....................................................  67,327  4,749,247
#*  Nuvectra Corp....................................................  10,631     14,033
*   ObsEva SA........................................................  13,479    104,058
#*  Ocular Therapeutix, Inc..........................................   9,395     30,440
#*  Odonate Therapeutics, Inc........................................   1,825     57,962
*   Omnicell, Inc....................................................  93,919  6,610,958
*   OncoSec Medical, Inc.............................................   4,100      8,856
#*  Oncternal Therapeutics, Inc......................................   2,045     10,757
#*  OPKO Health, Inc................................................. 160,995    228,613
#*  Option Care Health, Inc..........................................  74,800    264,792
*   OraSure Technologies, Inc........................................ 215,440  1,839,858
*   Orthofix Medical, Inc............................................  44,025  1,850,371
#*  OrthoPediatrics Corp.............................................   2,208     85,405
*   Otonomy, Inc.....................................................  58,100    132,468
#   Owens & Minor, Inc............................................... 161,678  1,088,093
*   Oxford Immunotec Global P.L.C....................................  12,375    191,936
*   Pacira BioSciences, Inc..........................................  32,556  1,318,192
#   Patterson Cos., Inc.............................................. 114,050  1,953,676
#*  PDL BioPharma, Inc............................................... 229,299    646,623
#   PDS Biotechnology Corp...........................................   1,525      4,560
    Pennant Group, Inc...............................................  38,759    697,274
#*  PetIQ, Inc.......................................................  26,181    647,194
*   Pfenex, Inc......................................................  46,462    428,380
    Phibro Animal Health Corp., Class A..............................  15,417    369,391
#*  Pieris Pharmaceuticals, Inc......................................  23,833     78,887
#*  PolarityTE, Inc..................................................   3,500      9,485
#*  Precipio, Inc....................................................   2,800      6,636
*   Premier, Inc., Class A...........................................   9,700    316,026
#*  Prestige Consumer Healthcare, Inc................................ 110,081  3,903,472
*   Pro-Dex, Inc.....................................................   4,614     61,597
#*  Progenics Pharmaceuticals, Inc...................................  60,482    321,159
*   Protagonist Therapeutics, Inc....................................  54,630    734,773
*   Prothena Corp. P.L.C.............................................  82,874    754,153
*   Providence Service Corp. (The)...................................  41,699  2,663,315

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
HEALTH CARE -- (Continued)
    Psychemedics Corp................................................   4,247 $   40,899
#*  Pulse Biosciences, Inc...........................................   2,000     28,160
*   Quidel Corp......................................................  56,818  3,232,944
*   R1 RCM, Inc......................................................   5,853     62,217
*   Ra Pharmaceuticals, Inc..........................................  20,609    970,066
*   RadNet, Inc...................................................... 104,073  1,625,620
*   Recro Pharma, Inc................................................   1,704     26,872
#*  REGENXBIO, Inc...................................................  27,971    998,285
*   Repligen Corp....................................................  70,302  5,588,306
#*  Retrophin, Inc...................................................  89,765  1,077,180
#*  Revance Therapeutics, Inc........................................  41,415    648,559
#*  Rhythm Pharmaceuticals, Inc......................................   9,569    204,011
*   Rigel Pharmaceuticals, Inc....................................... 160,591    329,212
#*  Rocket Pharmaceuticals, Inc......................................  13,919    202,382
*   RTI Surgical Holdings, Inc....................................... 183,270    403,194
#   Salarius Pharmaceuticals, Inc....................................     900      4,185
#*  Sangamo Therapeutics, Inc........................................  78,839    713,493
*   SeaSpine Holdings Corp...........................................  44,278    612,808
*   Select Medical Holdings Corp..................................... 241,318  4,396,814
#*  Sientra, Inc.....................................................  35,542    228,535
#*  SIGA Technologies, Inc...........................................  15,339     85,131
#   Simulations Plus, Inc............................................  46,554  1,648,477
#*  Solid Biosciences, Inc...........................................   4,211     46,532
*   Spark Therapeutics, Inc..........................................  11,602  1,266,590
#*  Spectrum Pharmaceuticals, Inc....................................  94,746    735,229
*   Spero Therapeutics, Inc..........................................   7,130     78,216
*   Spring Bank Pharmaceuticals, Inc.................................   1,200      3,564
#*  Stemline Therapeutics, Inc.......................................  11,502    115,020
*   Supernus Pharmaceuticals, Inc....................................  87,061  2,419,425
#*  Surgery Partners, Inc............................................  51,746    411,381
*   Surmodics, Inc...................................................  41,143  1,954,704
#*  Syndax Pharmaceuticals, Inc......................................  89,566    601,884
#*  Syneos Health, Inc...............................................  36,008  1,805,801
#*  Synlogic, Inc....................................................  71,534    153,083
#*  Syros Pharmaceuticals, Inc.......................................  31,089    160,886
#*  Tabula Rasa HealthCare, Inc......................................     453     23,076
#*  Tactile Systems Technology, Inc..................................   3,653    165,919
    Taro Pharmaceutical Industries, Ltd..............................     900     72,756
#*  Teladoc Health, Inc..............................................   5,491    420,611
#*  Tenet Healthcare Corp............................................ 183,364  4,646,444
#*  Tetraphase Pharmaceuticals, Inc..................................   4,935     17,322
    Thermogenesis Holdings, Inc......................................   6,261     32,182
#*  Tivity Health, Inc...............................................  88,869  1,440,566
#*  Triple-S Management Corp., Class B...............................  38,623    584,366
#*  Ultragenyx Pharmaceutical Inc....................................  15,176    609,165
*   United Therapeutics Corp.........................................  11,223  1,008,274
    US Physical Therapy, Inc.........................................  29,093  4,115,787
    Utah Medical Products, Inc.......................................  12,463  1,277,084
*   Vanda Pharmaceuticals, Inc.......................................  28,550    385,710
*   Varex Imaging Corp...............................................  50,447  1,513,914
#*  Vericel Corp.....................................................  15,695    249,080
#*  Verrica Pharmaceuticals, Inc.....................................   1,300     17,576
#*  ViewRay, Inc.....................................................  20,950     54,470
#*  Vocera Communications, Inc.......................................  13,781    274,518
#*  WaVe Life Sciences Ltd...........................................   5,137    129,915
#*  Wright Medical Group NV..........................................  59,735  1,242,488
#*  Xencor, Inc......................................................  16,666    570,144
#*  Zogenix, Inc.....................................................  44,681  1,995,007
#*  Zynerba Pharmaceuticals, Inc.....................................   2,800     21,728

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
HEALTH CARE -- (Continued)
#   Zynex, Inc.......................................................   2,102 $     19,422
                                                                              ------------
TOTAL HEALTH CARE....................................................          298,351,133
                                                                              ------------
INDUSTRIALS -- (18.7%)
#   AAON, Inc........................................................ 102,100    4,968,186
    AAR Corp.........................................................  58,300    2,434,025
    ABM Industries, Inc.............................................. 106,105    3,868,588
*   Acacia Research Corp.............................................  66,699      169,415
    ACCO Brands Corp................................................. 158,432    1,449,653
    Acme United Corp.................................................  10,426      215,412
#   Actuant Corp., Class A........................................... 105,521    2,613,755
*   Advanced Disposal Services, Inc..................................   2,293       75,165
    Advanced Drainage Systems, Inc...................................  59,115    2,188,437
*   Aegion Corp......................................................  68,967    1,494,515
#*  Aerojet Rocketdyne Holdings, Inc................................. 117,038    5,059,553
#*  Aerovironment, Inc...............................................  65,635    3,805,517
    AGCO Corp........................................................   9,666      741,286
    Air Lease Corp...................................................  74,564    3,279,325
*   Air Transport Services Group, Inc................................ 135,939    2,842,484
    Alamo Group, Inc.................................................  27,770    2,973,056
    Albany International Corp., Class A..............................  51,795    4,349,744
    Allegiant Travel Co..............................................  24,018    4,018,932
    Allied Motion Technologies, Inc..................................  31,330    1,186,154
    Altra Industrial Motion Corp.....................................  45,563    1,403,340
*   Ameresco, Inc., Class A..........................................  40,773      600,994
*   American Superconductor Corp.....................................   3,300       25,839
*   American Woodmark Corp...........................................  32,860    3,258,398
*   AMREP Corp.......................................................   2,776       16,295
    Apogee Enterprises, Inc..........................................  71,211    2,673,261
    Applied Industrial Technologies, Inc.............................  61,720    3,693,325
#*  Aqua Metals, Inc.................................................  16,400       26,240
*   ARC Document Solutions, Inc......................................  68,127       92,653
    ArcBest Corp.....................................................  65,791    1,900,702
    Arcosa, Inc......................................................   6,546      251,432
#   Argan, Inc.......................................................  50,230    1,901,206
*   Armstrong Flooring, Inc..........................................  46,732      286,934
    Armstrong World Industries, Inc..................................  65,441    6,120,697
*   ASGN, Inc........................................................ 101,799    6,473,398
    Astec Industries, Inc............................................  63,788    2,238,321
*   Astronics Corp...................................................  49,595    1,435,279
*   Astronics Corp., Class B.........................................   8,090      234,610
*   Atkore International Group, Inc..................................  52,146    1,809,466
*   Atlas Air Worldwide Holdings, Inc................................  54,271    1,190,163
*   Avis Budget Group, Inc........................................... 141,110    4,192,378
#*  Axon Enterprise, Inc............................................. 117,616    6,013,706
    AZZ, Inc.........................................................  49,211    1,908,895
    Barnes Group, Inc................................................  88,315    5,162,012
    Barrett Business Services, Inc...................................  23,420    2,054,637
#*  Beacon Roofing Supply, Inc....................................... 104,751    3,251,471
    BG Staffing, Inc.................................................  16,066      307,343
#*  Blue Bird Corp...................................................  32,429      633,663
*   BMC Stock Holdings, Inc..........................................  79,274    2,139,605
    Brady Corp., Class A.............................................  55,412    3,121,912
#   Briggs & Stratton Corp........................................... 101,071      744,893
#   Brink's Co. (The)................................................  60,744    5,160,810
*   Builders FirstSource, Inc........................................ 199,520    4,511,147
#   BWX Technologies, Inc............................................  58,682    3,409,424
*   CAI International, Inc...........................................  54,658    1,299,221
*   Casella Waste Systems, Inc., Class A............................. 143,196    6,241,914

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
*   CBIZ, Inc........................................................ 126,222 $3,454,696
*   CECO Environmental Corp..........................................  88,143    604,661
*   Chart Industries, Inc............................................  77,086  4,519,552
    Chicago Rivet & Machine Co.......................................     841     21,874
#*  Cimpress NV......................................................  40,170  5,307,260
*   CIRCOR International, Inc........................................  33,745  1,292,096
*   Civeo Corp.......................................................  50,318     53,337
*   Clean Harbors, Inc...............................................  74,961  6,181,284
#*  Colfax Corp...................................................... 107,199  3,601,886
    Columbus McKinnon Corp...........................................  45,359  1,701,870
    Comfort Systems USA, Inc.........................................  81,966  4,131,906
*   Commercial Vehicle Group, Inc.................................... 137,009    998,796
    CompX International, Inc.........................................   2,107     30,889
*   Construction Partners, Inc., Class A.............................   8,576    146,821
*   Continental Building Products, Inc...............................  71,748  2,145,983
*   Continental Materials Corp.......................................     135      1,411
    Copa Holdings SA, Class A........................................  27,455  2,793,272
#*  Cornerstone Building Brands, Inc.................................  77,239    482,744
    Costamare, Inc...................................................  78,386    616,114
#   Covanta Holding Corp............................................. 165,468  2,389,358
*   Covenant Transportation Group, Inc., Class A.....................  35,593    547,064
*   CPI Aerostructures, Inc..........................................  13,295    103,568
    CRA International, Inc...........................................  20,118    990,812
    Crane Co.........................................................   5,500    420,860
    CSW Industrials, Inc.............................................  25,145  1,740,537
    Cubic Corp.......................................................  49,038  3,616,062
    Curtiss-Wright Corp..............................................  26,134  3,534,624
#*  Daseke, Inc......................................................  10,862     29,219
    Deluxe Corp......................................................  77,461  4,014,804
    Douglas Dynamics, Inc............................................  74,591  3,493,097
*   Ducommun, Inc....................................................  21,433  1,062,648
*   DXP Enterprises, Inc.............................................  49,081  1,694,276
*   Dycom Industries, Inc............................................  72,056  3,285,033
#*  Eagle Bulk Shipping, Inc.........................................  44,402    192,705
    Eastern Co. (The)................................................   7,733    213,353
*   Echo Global Logistics, Inc.......................................  97,805  1,947,298
    Ecology and Environment, Inc., Class A...........................     920     13,910
    EMCOR Group, Inc.................................................  88,383  7,752,073
    Encore Wire Corp.................................................  41,411  2,327,298
#*  Energous Corp....................................................   4,513     12,366
#*  Energy Recovery, Inc.............................................   7,134     66,418
    EnerSys..........................................................  68,976  4,611,735
    Ennis, Inc.......................................................  63,660  1,247,099
    EnPro Industries, Inc............................................  41,842  2,910,111
    ESCO Technologies, Inc...........................................  41,752  3,527,626
    Espey Manufacturing & Electronics Corp...........................   6,393    145,313
#   EVI Industries, Inc..............................................     837     28,784
#*  Evoqua Water Technologies Corp...................................  14,776    256,659
#*  ExOne Co. (The)..................................................   1,980     13,306
    Exponent, Inc....................................................  82,404  5,235,126
    Federal Signal Corp.............................................. 148,867  4,829,245
    Fluor Corp.......................................................  12,026    193,739
    Forrester Research, Inc..........................................  45,122  1,555,807
    Forward Air Corp.................................................  53,916  3,729,370
*   Franklin Covey Co................................................  43,560  1,663,992
    Franklin Electric Co., Inc.......................................  86,981  4,683,927
*   FreightCar America, Inc..........................................  29,016     96,913
*   FTI Consulting, Inc..............................................  76,280  8,304,604
#*  Gates Industrial Corp. P.L.C.....................................   3,358     33,580

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
#   GATX Corp........................................................  64,012 $5,092,155
*   Genco Shipping & Trading, Ltd....................................  47,901    473,262
*   Gencor Industries, Inc...........................................  35,043    438,038
*   Generac Holdings, Inc............................................  75,685  7,309,657
*   Gibraltar Industries, Inc........................................  65,935  3,509,720
*   GMS, Inc.........................................................  43,380  1,299,665
*   Goldfield Corp. (The)............................................  21,775     49,429
    Gorman-Rupp Co. (The)............................................  67,573  2,496,147
*   GP Strategies Corp...............................................  40,471    449,228
#   GrafTech International, Ltd......................................  10,300    124,424
    Graham Corp......................................................  33,735    764,435
#   Granite Construction, Inc........................................  82,428  1,940,355
*   Great Lakes Dredge & Dock Corp................................... 135,012  1,451,379
    Greenbrier Cos., Inc. (The)......................................  56,814  1,664,082
    Griffon Corp.....................................................  91,355  1,946,775
    H&E Equipment Services, Inc......................................  97,220  3,299,647
*   Harsco Corp...................................................... 125,867  2,551,324
#   Hawaiian Holdings, Inc........................................... 116,041  3,319,933
#*  HC2 Holdings, Inc................................................  14,820     34,975
#   Healthcare Services Group, Inc................................... 101,370  2,469,373
    Heartland Express, Inc........................................... 152,321  3,183,509
    Heidrick & Struggles International, Inc..........................  61,616  1,753,591
    Helios Technologies, Inc.........................................  46,648  1,848,660
*   Herc Holdings, Inc...............................................  37,666  1,667,097
*   Heritage-Crystal Clean, Inc......................................  40,956  1,086,972
    Herman Miller, Inc...............................................  84,012  3,906,558
*   Hertz Global Holdings, Inc.......................................  72,232    975,854
*   Hill International, Inc..........................................  74,933    213,559
    Hillenbrand, Inc.................................................  81,967  2,523,764
    HNI Corp.........................................................  64,401  2,447,238
*   Houston Wire & Cable Co..........................................  11,452     48,671
*   Hub Group, Inc., Class A.........................................  59,349  2,718,184
    Hurco Cos., Inc..................................................  17,511    609,208
*   Huron Consulting Group, Inc......................................  44,790  2,962,411
    Hyster-Yale Materials Handling, Inc..............................  25,024  1,269,217
    ICF International, Inc...........................................  46,923  4,020,832
*   IES Holdings, Inc................................................  34,805    675,217
*   InnerWorkings, Inc............................................... 157,999    766,295
*   Innovative Solutions & Support, Inc..............................  19,757     86,536
    Insperity, Inc...................................................  57,030  6,024,079
    Insteel Industries, Inc..........................................  65,862  1,255,988
    Interface, Inc................................................... 122,955  2,044,742
    ITT, Inc.........................................................  10,458    621,728
*   JELD-WEN Holding, Inc............................................  53,645    916,793
    John Bean Technologies Corp......................................  62,171  6,389,314
    Kadant, Inc......................................................  23,091  2,096,663
    Kaman Corp.......................................................  50,949  2,989,178
    Kelly Services, Inc., Class A....................................  58,105  1,395,101
    Kennametal, Inc.................................................. 129,752  4,015,824
    Kforce, Inc......................................................  82,920  3,392,257
    Kimball International, Inc., Class B............................. 126,118  2,567,762
*   Kirby Corp.......................................................  79,565  6,298,365
    Knoll, Inc.......................................................  91,845  2,455,935
    Korn Ferry....................................................... 114,090  4,185,962
#*  Kratos Defense & Security Solutions, Inc......................... 192,292  3,630,473
    Landstar System, Inc.............................................  44,453  5,029,857
*   Lawson Products, Inc.............................................  21,468    986,455
*   LB Foster Co., Class A...........................................  24,669    448,976
*   Limbach Holdings, Inc............................................  12,220     54,746

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
#   Lindsay Corp.....................................................  17,072 $1,611,768
*   LS Starrett Co. (The), Class A...................................   1,920     10,291
#   LSC Communications, Inc.......................................... 660,922    644,399
    LSI Industries, Inc..............................................  99,038    514,007
*   Lydall, Inc......................................................  52,593  1,029,245
#   Macquarie Infrastructure Corp....................................  62,556  2,698,666
*   Manitex International, Inc.......................................  29,213    162,424
*   Manitowoc Co., Inc. (The)........................................ 118,039  1,506,178
    ManpowerGroup, Inc...............................................   7,801    709,267
    Marten Transport, Ltd............................................ 131,915  2,857,279
*   Masonite International Corp......................................  18,631  1,144,130
#*  MasTec, Inc...................................................... 126,820  7,982,051
    Matson, Inc......................................................  77,909  2,974,566
    Matthews International Corp., Class A............................  62,993  2,329,481
#*  Maxar Technologies, Inc..........................................   8,917     75,705
    McGrath RentCorp.................................................  35,076  2,676,650
*   Mercury Systems, Inc.............................................  64,744  4,769,043
#*  Meritor, Inc..................................................... 186,477  4,108,088
*   Mesa Air Group, Inc..............................................   4,869     37,102
*   Milacron Holdings Corp...........................................  35,188    588,343
    Miller Industries, Inc...........................................  28,647  1,029,860
*   Mistras Group, Inc...............................................  64,290    996,495
    Mobile Mini, Inc.................................................  76,887  2,892,489
    Moog, Inc., Class A..............................................  40,439  3,385,149
*   MRC Global, Inc.................................................. 199,112  2,261,912
#   MSA Safety, Inc..................................................  44,387  5,329,547
    MSC Industrial Direct Co., Inc., Class A.........................   4,036    295,476
    Mueller Industries, Inc.......................................... 104,433  3,213,403
    Mueller Water Products, Inc., Class A............................ 320,702  3,752,213
*   MYR Group, Inc...................................................  49,036  1,687,329
#   National Presto Industries, Inc..................................  10,986    945,785
*   Navistar International Corp......................................  89,878  2,811,384
*   NL Industries, Inc...............................................   1,951      8,058
#   NN, Inc..........................................................  96,603    697,474
*   Northwest Pipe Co................................................  30,319    924,730
*   NOW, Inc......................................................... 203,094  2,140,611
#*  NV5 Global, Inc..................................................  33,219  2,406,052
    nVent Electric P.L.C.............................................  33,600    774,816
#   Omega Flex, Inc..................................................  22,050  2,047,343
*   Orion Energy Systems, Inc........................................   3,292      9,580
*   Orion Group Holdings, Inc........................................  54,641    267,741
    Oshkosh Corp.....................................................     313     26,724
*   PAM Transportation Services, Inc.................................  12,000    687,600
    Park Aerospace Corp..............................................  71,585  1,216,229
    Park-Ohio Holdings Corp..........................................  39,251  1,207,361
*   Patrick Industries, Inc..........................................  52,368  2,587,503
*   Patriot Transportation Holding, Inc..............................   5,218     93,924
*   Perma-Pipe International Holdings, Inc...........................   7,792     69,193
*   PGT Innovations, Inc............................................. 153,051  2,702,881
*   PICO Holdings, Inc...............................................  25,462    274,480
#   Pitney Bowes, Inc................................................ 129,873    571,441
    Powell Industries, Inc...........................................  30,913  1,210,553
    Preformed Line Products Co.......................................   7,732    422,167
    Primoris Services Corp...........................................  92,739  1,895,585
#   Quad/Graphics, Inc...............................................  59,988    271,746
    Quanex Building Products Corp....................................  65,094  1,255,663
*   Radiant Logistics, Inc........................................... 105,596    569,162
    Raven Industries, Inc............................................  73,896  2,577,492
*   RBC Bearings, Inc................................................  31,162  4,999,631

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
*   RCM Technologies, Inc............................................  22,513 $   67,764
#*  Red Violet, Inc..................................................   1,609     25,567
    Regal Beloit Corp................................................  84,944  6,290,103
*   Resideo Technologies, Inc........................................  23,046    219,628
    Resources Connection, Inc........................................ 115,931  1,698,389
#   REV Group, Inc...................................................  30,102    374,469
*   Rexnord Corp.....................................................  97,866  2,768,629
*   Roadrunner Transportation Systems, Inc...........................   1,100     12,364
#   RR Donnelley & Sons Co...........................................  98,266    428,440
    Rush Enterprises, Inc., Class A..................................  46,147  2,016,162
    Rush Enterprises, Inc., Class B..................................  18,930    812,476
    Ryder System, Inc................................................   1,354     65,845
*   Saia, Inc........................................................  68,445  6,105,294
    Scorpio Bulkers, Inc............................................. 120,318    782,067
    Servotronics, Inc................................................   2,783     28,748
*   SIFCO Industries, Inc............................................   6,261     15,966
    Simpson Manufacturing Co., Inc...................................  87,482  7,229,512
#*  SiteOne Landscape Supply, Inc....................................     200     17,612
    SkyWest, Inc.....................................................  90,303  5,377,544
*   SP Plus Corp.....................................................  47,738  2,108,587
    Spartan Motors, Inc.............................................. 107,673  1,881,047
*   Spirit Airlines, Inc............................................. 161,347  6,060,193
*   SPX Corp.........................................................  51,556  2,347,860
*   SPX FLOW, Inc....................................................  75,304  3,409,765
    Standex International Corp.......................................  32,398  2,455,120
    Steelcase, Inc., Class A......................................... 175,756  3,070,457
#*  Stericycle, Inc..................................................   1,600     92,160
*   Sterling Construction Co., Inc................................... 139,392  2,264,423
#*  Sunrun, Inc......................................................  89,603  1,392,431
    Systemax, Inc....................................................  67,300  1,456,372
#*  Team, Inc........................................................  93,431  1,696,707
    Tennant Co.......................................................  32,204  2,493,556
    Terex Corp....................................................... 149,828  4,127,761
    Tetra Tech, Inc.................................................. 107,483  9,401,538
*   Textainer Group Holdings, Ltd....................................  55,588    575,336
*   Thermon Group Holdings, Inc......................................  75,414  1,797,116
    Timken Co. (The)................................................. 121,901  5,973,149
    Titan International, Inc.........................................  94,167    251,426
*   Titan Machinery, Inc.............................................  64,459  1,070,019
#*  TPI Composites, Inc..............................................  46,646    957,642
*   Transcat, Inc....................................................   8,529    267,299
#*  Trex Co., Inc....................................................  62,964  5,533,906
*   TriMas Corp......................................................  81,389  2,630,492
*   TriNet Group, Inc................................................  64,978  3,443,184
#   Trinity Industries, Inc..........................................  61,200  1,210,536
    Triton International, Ltd........................................ 125,382  4,601,519
#   Triumph Group, Inc...............................................  19,204    398,867
*   TrueBlue, Inc....................................................  80,832  1,851,053
#*  Tutor Perini Corp................................................  85,635  1,324,773
*   Twin Disc, Inc...................................................  27,235    293,049
#*  U.S. Xpress Enterprises, Inc., Class A...........................   3,037     15,762
*   Ultralife Corp...................................................  49,397    426,790
    UniFirst Corp....................................................  26,680  5,358,411
*   Univar Solutions, Inc............................................  11,783    252,863
    Universal Forest Products, Inc................................... 116,525  5,868,199
    Universal Logistics Holdings, Inc................................  34,938    658,756
    US Ecology, Inc..................................................  42,546  2,647,638
#*  USA Truck, Inc...................................................  29,883    236,972
    Valmont Industries, Inc..........................................  26,941  3,696,036

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                  SHARES     VALUE+
                                                                  ------- ------------
INDUSTRIALS -- (Continued)
*    Vectrus, Inc................................................  34,742 $  1,588,057
*    Veritiv Corp................................................  29,309      399,775
     Viad Corp...................................................  43,595    2,660,167
#*   Vicor Corp..................................................  25,089      911,985
     Virco Manufacturing Corp....................................   6,861       26,895
     VSE Corp....................................................  16,296      626,092
#    Wabash National Corp........................................ 102,957    1,468,167
     Watsco, Inc., Class B.......................................   1,248      222,163
     Watts Water Technologies, Inc., Class A.....................  47,698    4,447,839
#*   Welbilt, Inc................................................ 199,970    3,791,431
#    Werner Enterprises, Inc..................................... 136,384    4,978,016
*    Wesco Aircraft Holdings, Inc................................ 187,400    2,065,148
*    WESCO International, Inc....................................  46,383    2,326,107
#*   Willdan Group, Inc..........................................  37,291    1,129,917
*    Willis Lease Finance Corp...................................  11,622      633,515
*    WillScot Corp...............................................  12,935      203,856
#*   YRC Worldwide, Inc..........................................  54,227      181,660
                                                                          ------------
TOTAL INDUSTRIALS................................................          640,908,735
                                                                          ------------
INFORMATION TECHNOLOGY -- (13.1%)
#*   2U, Inc.....................................................  13,948      250,018
#*   3D Systems Corp.............................................  38,901      369,170
*    A10 Networks Inc............................................  10,321       76,685
*    Acacia Communications, Inc..................................  14,284      937,887
*    ACI Worldwide, Inc.......................................... 174,232    5,469,142
#*   ACM Research, Inc., Class A.................................   2,776       34,950
*>>  Actua Corp..................................................  15,285        6,802
#*   Adesto Technologies Corp....................................  26,332      241,201
     ADTRAN, Inc................................................. 147,827    1,302,356
#*   Advanced Energy Industries, Inc.............................  83,474    4,933,313
*    Agilysys, Inc...............................................  77,604    1,954,845
*    Airgain, Inc................................................  17,459      198,509
*    Alarm.com Holdings, Inc.....................................  59,267    2,927,790
*    Alithya Group, Inc., Class A................................  14,711       40,014
*    Alpha & Omega Semiconductor, Ltd............................  50,233      656,043
#*   Altair Engineering, Inc., Class A...........................   8,136      299,974
*    Ambarella, Inc..............................................  31,789    1,673,055
     American Software, Inc., Class A............................  83,811    1,358,576
*    Amkor Technology, Inc....................................... 424,528    5,276,883
#*   Amtech Systems, Inc.........................................   2,380       13,614
*    Anixter International, Inc..................................  63,706    5,271,672
#*   Appfolio, Inc., Class A.....................................   8,197      796,994
*    Arlo Technologies, Inc...................................... 169,960      579,564
     AstroNova, Inc..............................................  14,068      223,118
#*   Asure Software, Inc.........................................  14,509      131,089
#*   Avaya Holdings Corp.........................................  34,725      419,825
*    Aviat Networks, Inc.........................................   4,294       59,300
#*   Avid Technology, Inc........................................ 378,090    2,553,998
     Avnet, Inc..................................................   1,968       77,854
     AVX Corp.................................................... 112,370    1,721,508
*    Aware, Inc..................................................  34,012       90,472
*    Axcelis Technologies, Inc................................... 105,863    2,029,394
*    AXT, Inc.................................................... 107,959      336,832
#    Badger Meter, Inc...........................................  63,572    3,674,462
     Bel Fuse, Inc., Class A.....................................   2,583       34,612
     Bel Fuse, Inc., Class B.....................................  25,231      371,148
     Belden, Inc.................................................  76,462    3,920,971
     Benchmark Electronics, Inc..................................  66,556    2,256,248
*    BK Technologies Corp........................................  29,676      106,003

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    Blackbaud, Inc...................................................  52,217 $ 4,383,617
#*  Blackline Inc....................................................   7,700     359,898
*   Bottomline Technologies De, Inc..................................  55,492   2,272,397
*   Brightcove, Inc..................................................  18,656     177,419
#   Brooks Automation, Inc........................................... 104,431   4,435,185
    Cabot Microelectronics Corp......................................  44,906   6,786,195
*   CACI International, Inc., Class A................................  47,362  10,597,248
*   CalAmp Corp...................................................... 111,027   1,245,723
*   Calix, Inc....................................................... 177,317   1,356,475
#*  Carbonite, Inc...................................................  22,099     379,440
*   Cardtronics P.L.C., Class A......................................  91,495   3,134,619
#*  Casa Systems, Inc................................................  24,010     161,347
    Cass Information Systems, Inc....................................  39,547   2,266,439
*   CCUR Holdings, Inc...............................................  10,672      37,886
*   CEVA, Inc........................................................  54,819   1,492,173
*   ChannelAdvisor Corp..............................................  17,394     163,678
*   Ciena Corp.......................................................   1,404      52,116
*   Cirrus Logic, Inc................................................ 125,945   8,559,222
*   Cision, Ltd......................................................  48,449     487,881
*   Clearfield, Inc..................................................  34,668     427,456
#*  Cloudera, Inc....................................................  54,340     460,803
#*  Coda Octopus Group, Inc..........................................   4,194      30,784
#*  Coherent, Inc....................................................  17,867   2,660,754
    Cohu, Inc........................................................  92,190   1,532,198
#*  CommScope Holding Co., Inc.......................................   2,024      22,669
    Communications Systems, Inc......................................  11,195      66,610
*   CommVault Systems, Inc...........................................  54,778   2,720,823
*   Computer Task Group, Inc.........................................  21,319     114,909
    Comtech Telecommunications Corp..................................  61,465   2,148,202
*   Conduent, Inc.................................................... 355,617   2,197,713
*   CoreLogic, Inc...................................................  91,247   3,694,591
*   Cornerstone OnDemand Inc.........................................     440      25,771
*   Cree, Inc........................................................ 145,997   6,968,437
    CSG Systems International, Inc...................................  71,089   4,097,570
    CSP, Inc.........................................................   2,788      34,627
    CTS Corp.........................................................  72,034   1,921,867
*   CyberOptics Corp.................................................  25,529     469,223
    Daktronics, Inc.................................................. 165,170   1,133,066
*   DASAN Zhone Solutions, Inc.......................................   4,099      30,886
*   Data I/O Corp....................................................   2,221       8,107
#*  Diebold Nixdorf, Inc.............................................  19,060     133,420
*   Digi International, Inc..........................................  54,794     790,129
#*  Digital Turbine, Inc.............................................   3,315      23,172
*   Diodes, Inc......................................................  86,720   4,045,488
*   DSP Group, Inc...................................................  79,696   1,188,267
#   Ebix, Inc........................................................  54,888   2,339,875
*   EchoStar Corp., Class A..........................................  10,510     409,890
*   eGain Corp.......................................................  59,104     444,758
*   EMCORE Corp......................................................  26,761      79,480
*   Endurance International Group Holdings, Inc......................  95,896     375,912
#*  Enphase Energy Inc...............................................  41,377     803,955
    Entegris, Inc.................................................... 113,644   5,454,912
#*  Envestnet, Inc...................................................  21,665   1,353,846
*   ePlus, Inc.......................................................  39,060   3,051,758
*   Euronet Worldwide, Inc...........................................  39,436   5,523,801
    EVERTEC, Inc.....................................................  79,709   2,438,298
#*  Evo Payments, Inc., Class A......................................   3,400      96,662
*   ExlService Holdings, Inc.........................................  57,099   3,975,803
*   Extreme Networks, Inc............................................  78,118     503,080

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Fabrinet.........................................................  77,707 $4,369,465
*   Fair Isaac Corp..................................................  26,280  7,990,171
*   FARO Technologies, Inc...........................................  44,491  2,121,331
#*  Finjan Holdings, Inc.............................................  74,242    142,545
*   FireEye, Inc.....................................................  38,255    605,959
#*  Fitbit, Inc., Class A............................................ 224,373  1,386,625
*   Flex, Ltd........................................................  11,646    136,841
*   FormFactor, Inc.................................................. 149,544  3,264,546
*   Frequency Electronics, Inc.......................................  19,976    235,717
    GlobalSCAPE, Inc.................................................  23,755    230,424
*   Globant SA.......................................................  10,041    936,424
#*  GreenSky, Inc., Class A..........................................   3,673     28,098
*   GSE Systems, Inc.................................................  17,551     22,992
*   GSI Technology, Inc..............................................  52,457    410,214
#*  GTT Communications, Inc..........................................  42,851    322,668
    Hackett Group, Inc. (The)........................................ 104,884  1,773,588
*   Harmonic, Inc.................................................... 311,003  2,419,603
*   I3 Verticals, Inc., Class A......................................  10,381    212,291
*   Ichor Holdings, Ltd..............................................  58,491  1,702,673
*   IEC Electronics Corp.............................................  18,594    123,278
#*  II-VI, Inc....................................................... 145,641  4,827,999
#*  Image Sensing Systems, Inc.......................................     700      3,591
#*  Immersion Corp...................................................  79,612    654,411
#*  Infinera Corp.................................................... 159,946    894,098
*   Information Services Group, Inc..................................  44,727     96,610
*   Inphi Corp.......................................................  24,400  1,753,872
*   Insight Enterprises, Inc.........................................  60,629  3,721,408
    InterDigital, Inc................................................  63,560  3,408,723
#*  Internap Corp....................................................  25,918     61,685
*   inTEST Corp......................................................  10,575     50,760
*   Intevac, Inc.....................................................  65,347    377,706
*   Iteris, Inc......................................................  32,287    173,058
*   Itron, Inc.......................................................  58,009  4,423,766
#   j2 Global, Inc...................................................  42,640  4,049,094
    Jabil, Inc.......................................................  25,053    922,451
    KBR, Inc......................................................... 218,756  6,160,169
#   KEMET Corp....................................................... 163,654  3,557,838
*   Key Tronic Corp..................................................  24,700    147,459
*   Kimball Electronics, Inc.........................................  54,202    805,442
*   Knowles Corp..................................................... 209,233  4,515,248
    Kulicke & Soffa Industries, Inc.................................. 117,342  2,786,286
*   KVH Industries, Inc..............................................  45,915    469,251
*   Lantronix, Inc...................................................  17,133     53,112
*   Lattice Semiconductor Corp....................................... 271,513  5,318,940
*   Limelight Networks, Inc.......................................... 358,815  1,514,199
    Littelfuse, Inc..................................................  22,098  3,879,746
#*  LivePerson, Inc..................................................   7,174    294,493
*   LiveRamp Holdings, Inc........................................... 143,216  5,598,313
    LogMeIn, Inc.....................................................   5,000    328,400
#*  Lumentum Holdings, Inc...........................................  38,896  2,437,223
*   Luna Innovations, Inc............................................  33,774    203,657
#*  MACOM Technology Solutions Holdings, Inc.........................  56,293  1,280,103
*   MagnaChip Semiconductor Corp.....................................  13,480    172,140
*   Manhattan Associates, Inc........................................ 114,370  8,572,032
    ManTech International Corp., Class A.............................  45,781  3,624,940
    MAXIMUS, Inc.....................................................   8,797    675,082
#*  MaxLinear, Inc................................................... 120,565  2,285,912
    Methode Electronics, Inc.........................................  97,835  3,365,524
*   MicroStrategy, Inc., Class A.....................................  17,235  2,641,264

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CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Mimecast, Ltd....................................................  15,856 $  629,642
#*  Mitek Systems, Inc...............................................  30,941    298,271
    MKS Instruments, Inc.............................................  52,886  5,723,323
    MTS Systems Corp.................................................  28,891  1,631,764
#*  Napco Security Technologies, Inc.................................  52,414  1,591,289
#*  NCR Corp.........................................................  10,413    304,164
*   NeoPhotonics Corp................................................ 160,356  1,055,142
*   NETGEAR, Inc.....................................................  69,961  1,900,840
*   Netscout Systems, Inc............................................ 168,152  4,072,641
*   NetSol Technologies, Inc.........................................  13,690     71,325
    Network-1 Technologies, Inc......................................   8,465     18,962
    NIC, Inc......................................................... 117,171  2,755,862
*   Novanta, Inc.....................................................  68,099  6,064,216
    NVE Corp.........................................................  12,116    754,221
*   OneSpan, Inc.....................................................  81,793  1,530,347
*   Onto Innovation Inc.............................................. 160,085  5,154,749
*   Optical Cable Corp...............................................   5,961     17,585
*   OSI Systems, Inc.................................................  40,047  3,974,264
#*  PAR Technology Corp..............................................  30,836    772,750
*   Paylocity Holding Corp...........................................   2,488    255,269
#   Paysign, Inc.....................................................  10,269    110,700
    PC Connection, Inc...............................................  63,474  3,100,070
    PC-Tel, Inc......................................................  33,545    239,847
#*  PDF Solutions, Inc...............................................  67,444  1,089,895
    Pegasystems, Inc.................................................  40,361  3,035,551
*   Perceptron, Inc..................................................  16,326     74,038
*   Perficient, Inc..................................................  90,312  3,540,230
    Perspecta, Inc...................................................  65,492  1,738,158
*   PFSweb, Inc......................................................   5,455     17,020
*   Photronics, Inc.................................................. 187,995  2,218,341
*   Pixelworks, Inc..................................................  85,228    331,537
    Plantronics, Inc.................................................  12,985    511,869
*   Plexus Corp......................................................  67,101  4,961,448
    Power Integrations, Inc..........................................  53,191  4,846,232
#*  Powerfleet, Inc..................................................  16,326     96,650
    Presidio, Inc....................................................   6,830    113,378
*   PRGX Global, Inc.................................................  49,121    245,605
    Progress Software Corp...........................................  87,734  3,498,832
*   Pure Storage, Inc., Class A......................................  42,446    825,999
    QAD, Inc., Class A...............................................  24,355  1,132,020
    QAD, Inc., Class B...............................................   4,173    152,106
#*  Qualys, Inc......................................................  12,606  1,075,670
*   Rambus, Inc...................................................... 236,418  3,273,207
    RF Industries, Ltd...............................................   3,591     21,331
*   Ribbon Communications, Inc....................................... 136,889    587,254
    Richardson Electronics, Ltd......................................  19,377    111,805
*   Rogers Corp......................................................  28,758  3,896,134
#*  SailPoint Technologies Holding, Inc..............................  56,954  1,102,629
*   Sanmina Corp..................................................... 148,533  4,564,419
    Sapiens International Corp. NV...................................  10,092    213,244
*   ScanSource, Inc..................................................  44,998  1,453,435
    Science Applications International Corp..........................  82,169  6,788,803
*   Semtech Corp.....................................................  80,651  4,069,649
#*  SharpSpring, Inc.................................................   2,936     29,918
#*  ShotSpotter, Inc.................................................   9,166    185,153
*   Silicon Laboratories, Inc........................................  58,169  6,179,875
#*  SMART Global Holdings, Inc.......................................  57,753  1,715,264
*   Smith Micro Software, Inc........................................  11,500     56,235
*   SMTC Corp........................................................   6,433     13,252

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
#*  SolarEdge Technologies, Inc......................................  23,692 $  2,012,872
*   SPS Commerce, Inc................................................  28,544    1,506,267
*   StarTek, Inc.....................................................  54,384      353,496
*   Steel Connect, Inc...............................................   5,603        8,741
*   Stratasys, Ltd...................................................     697       14,414
*   Super Micro Computer, Inc........................................  30,593      632,663
*   Sykes Enterprises, Inc...........................................  83,905    2,592,245
#*  Synaptics, Inc...................................................  63,054    2,655,204
#*  Synchronoss Technologies, Inc....................................  67,063      402,378
    SYNNEX Corp......................................................  73,232    8,622,336
*   Tech Data Corp...................................................  67,381    8,186,792
*   Telaria, Inc.....................................................  83,370      631,111
*   Telenav, Inc.....................................................  82,713      389,578
*   Teradata Corp....................................................   8,213      245,815
    TESSCO Technologies, Inc.........................................  20,018      266,039
    TiVo Corp........................................................  99,652      811,167
    TransAct Technologies, Inc.......................................  25,072      309,890
    TTEC Holdings, Inc...............................................  78,570    3,721,861
#*  TTM Technologies, Inc............................................ 182,139    2,132,848
#*  Ultra Clean Holdings, Inc........................................ 131,442    2,808,916
#*  Unisys Corp...................................................... 117,913    1,209,787
*   Upland Software, Inc.............................................  30,710    1,151,011
*   Veeco Instruments, Inc........................................... 154,019    2,100,819
*   Verint Systems, Inc..............................................  54,764    2,485,738
#*  Veritone, Inc....................................................   3,826        9,948
#*  Verra Mobility Corp..............................................  10,041      144,088
*   ViaSat, Inc......................................................  29,600    2,037,664
*   Viavi Solutions, Inc............................................. 108,328    1,728,915
*   Virtusa Corp.....................................................  75,389    2,810,502
    Vishay Intertechnology, Inc...................................... 235,440    4,744,116
*   Vishay Precision Group, Inc......................................  32,220    1,097,091
    Wayside Technology Group, Inc....................................  12,433      179,035
    Xperi Corp....................................................... 213,294    4,330,935
#*  Zix Corp......................................................... 165,885    1,096,500
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          448,590,090
                                                                              ------------
MATERIALS -- (4.6%)
>>  A Schulman, Inc..................................................  41,491            0
#   Advanced Emissions Solutions, Inc................................   4,865       67,283
*   AdvanSix, Inc....................................................  70,930    1,614,367
#*  AK Steel Holding Corp............................................ 511,027    1,206,024
*   Alcoa Corp.......................................................  46,327      963,138
#*  Allegheny Technologies, Inc...................................... 193,983    4,075,583
    American Vanguard Corp...........................................  60,425      844,742
#*  Ampco-Pittsburgh Corp............................................   2,649       10,278
    Ashland Global Holdings, Inc.....................................   3,000      232,110
    Balchem Corp.....................................................  44,195    4,472,976
    Boise Cascade Co.................................................  86,910    3,108,771
    Cabot Corp.......................................................  72,120    3,143,711
    Carpenter Technology Corp........................................  93,523    4,584,497
#*  Century Aluminum Co.............................................. 208,660    1,216,488
    Chase Corp.......................................................  20,838    2,441,172
    Chemours Co. (The)...............................................  22,050      361,841
#*  Clearwater Paper Corp............................................  24,248      449,558
#   Cleveland-Cliffs, Inc............................................ 397,434    2,873,448
*   Coeur Mining, Inc................................................ 353,633    1,952,054
    Commercial Metals Co............................................. 207,556    4,012,057
#   Compass Minerals International, Inc..............................  64,741    3,656,572
*   Core Molding Technologies, Inc...................................  24,525      140,038

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
MATERIALS -- (Continued)
    Domtar Corp...................................................... 123,391 $4,490,198
    Eagle Materials, Inc.............................................  10,633    971,218
*   Element Solutions, Inc........................................... 379,481  4,121,164
*   Ferro Corp....................................................... 151,792  1,689,445
    Flexible Solutions International, Inc............................   3,406      9,490
    Friedman Industries, Inc.........................................   7,760     53,776
    FutureFuel Corp..................................................  74,122    913,924
#*  GCP Applied Technologies, Inc.................................... 106,849  2,207,500
    Gold Resource Corp............................................... 108,163    473,754
    Graphic Packaging Holding Co.....................................  45,863    718,215
    Greif, Inc., Class A.............................................  49,097  1,923,129
    Greif, Inc., Class B.............................................   4,065    191,177
    Hawkins, Inc.....................................................  24,960  1,067,040
    Haynes International, Inc........................................  41,190  1,419,407
    HB Fuller Co.....................................................  94,929  4,632,535
    Hecla Mining Co.................................................. 220,500    507,150
    Huntsman Corp....................................................  12,481    276,205
*   Ingevity Corp....................................................  56,174  4,730,413
    Innophos Holdings, Inc...........................................  99,422  3,243,146
    Innospec, Inc....................................................  49,454  4,518,117
*   Intrepid Potash, Inc............................................. 196,179    606,193
    Kaiser Aluminum Corp.............................................  33,977  3,638,257
*   Koppers Holdings, Inc............................................  45,150  1,449,315
*   Kraton Corp......................................................  61,782  1,385,152
#   Kronos Worldwide, Inc............................................  92,361  1,171,137
#*  Livent Corp......................................................  24,042    164,928
    Louisiana-Pacific Corp........................................... 206,881  6,047,132
*   LSB Industries, Inc..............................................  72,595    307,077
    Materion Corp....................................................  41,809  2,376,424
    Mercer International, Inc........................................  97,420  1,188,524
    Minerals Technologies, Inc.......................................  61,810  3,056,504
    Myers Industries, Inc............................................ 112,271  1,900,748
    Neenah, Inc......................................................  39,603  2,554,393
    Nexa Resources SA................................................   3,030     32,391
    Northern Technologies International Corp.........................  17,386    216,977
    Olin Corp........................................................  80,490  1,476,187
    Olympic Steel, Inc...............................................  16,478    246,840
*   OMNOVA Solutions, Inc............................................ 111,422  1,126,476
    Owens-Illinois, Inc.............................................. 109,869    933,886
    PH Glatfelter Co.................................................  71,213  1,281,834
    PolyOne Corp..................................................... 131,230  4,205,921
*   PQ Group Holdings, Inc...........................................  11,216    184,728
#   Quaker Chemical Corp.............................................  17,725  2,709,798
#*  Ramaco Resources, Inc............................................   3,731     13,245
    Rayonier Advanced Materials, Inc................................. 102,822    428,768
    Resolute Forest Products, Inc....................................  82,132    297,318
*   Ryerson Holding Corp............................................. 100,888    876,717
    Schnitzer Steel Industries, Inc., Class A........................  73,482  1,568,106
    Schweitzer-Mauduit International, Inc............................  72,603  2,939,695
#   Scotts Miracle-Gro Co. (The).....................................   7,247    727,526
    Sensient Technologies Corp.......................................  73,966  4,627,313
    Silgan Holdings, Inc.............................................  21,631    665,586
    Stepan Co........................................................  40,082  3,916,813
#*  Summit Materials, Inc., Class A.................................. 131,530  3,015,983
*   SunCoke Energy, Inc.............................................. 165,468    875,326
    Synalloy Corp....................................................  17,201    269,368
    Tecnoglass, Inc..................................................   1,400     11,830
#*  TimkenSteel Corp................................................. 118,303    664,863
*   Trecora Resources................................................  39,227    344,021

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
MATERIALS -- (Continued)
    Tredegar Corp....................................................  66,287 $  1,317,786
#   Trinseo SA.......................................................  57,920    2,461,600
*   Tronox Holdings P.L.C., Class A.................................. 163,022    1,384,057
*   UFP Technologies, Inc............................................   8,145      338,913
    United States Lime & Minerals, Inc...............................  14,662    1,297,587
#   United States Steel Corp......................................... 140,534    1,617,546
*   Universal Stainless & Alloy Products, Inc........................  14,342      192,470
#*  US Concrete, Inc.................................................  58,748    3,070,170
    Valvoline, Inc...................................................  42,550      908,017
*   Venator Materials P.L.C..........................................  23,600       58,292
*   Verso Corp., Class A.............................................  72,668    1,063,860
    Warrior Met Coal, Inc............................................  40,228      783,641
    Worthington Industries, Inc......................................  98,879    3,639,736
    WR Grace & Co....................................................  13,684      909,302
                                                                              ------------
TOTAL MATERIALS......................................................          158,129,988
                                                                              ------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.........................................   3,820       89,808
*   Altisource Asset Management Corp.................................     674        9,133
*   Altisource Portfolio Solutions SA................................   1,973       35,119
*   CKX Lands, Inc...................................................     702        6,612
    Consolidated-Tomoka Land Co......................................  15,038      961,981
*   Cushman & Wakefield PLC..........................................   4,576       85,342
#*  Five Point Holdings LLC, Class A.................................   2,200       14,542
*   Forestar Group, Inc..............................................   7,506      140,963
*   FRP Holdings, Inc................................................  18,405      953,011
    Griffin Industrial Realty, Inc...................................   4,903      193,080
    Kennedy-Wilson Holdings, Inc.....................................  68,360    1,572,964
#*  Marcus & Millichap, Inc..........................................  58,120    2,076,046
#*  Maui Land & Pineapple Co., Inc...................................  36,053      370,985
    Newmark Group, Inc., Class A.....................................  37,717      400,555
*   Rafael Holdings, Inc., Class B...................................  43,452      754,761
    RE/MAX Holdings, Inc., Class A...................................  34,542    1,155,430
#   Realogy Holdings Corp............................................  29,413      231,774
    RMR Group, Inc. (The), Class A...................................  11,648      563,763
#*  St Joe Co. (The).................................................  45,829      850,128
*   Stratus Properties, Inc..........................................  16,168      445,914
*   Tejon Ranch Co...................................................  52,975      851,838
#*  Trinity Place Holdings, Inc......................................  51,069      203,255
                                                                              ------------
TOTAL REAL ESTATE....................................................           11,967,004
                                                                              ------------
UTILITIES -- (3.5%)
    ALLETE, Inc.                                                       68,437    5,889,688
#   American States Water Co.........................................  64,605    6,145,874
*   AquaVenture Holdings, Ltd........................................  15,000      294,300
    Artesian Resources Corp., Class A................................  28,411    1,054,048
    Atlantica Yield P.L.C............................................  58,326    1,400,407
#   Avista Corp...................................................... 106,134    5,097,616
    Black Hills Corp.................................................  75,388    5,942,836
    California Water Service Group...................................  84,987    4,756,722
    Chesapeake Utilities Corp........................................  33,157    3,143,284
    Clearway Energy, Inc., Class A...................................  42,245      725,347
    Clearway Energy, Inc., Class C...................................  88,428    1,603,200
    Consolidated Water Co., Ltd......................................  28,136      493,505
    El Paso Electric Co..............................................  68,846    4,592,717
#   Genie Energy, Ltd., Class B......................................  55,747      415,315
    Hawaiian Electric Industries, Inc................................  33,010    1,490,401
    IDACORP, Inc.....................................................  38,631    4,157,468

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                          SHARES       VALUE+
                                                                        ---------- --------------
UTILITIES -- (Continued)
      MGE Energy, Inc..................................................     49,729 $    3,831,122
#     Middlesex Water Co...............................................     41,145      2,767,001
#     National Fuel Gas Co.............................................      8,135        368,597
      New Jersey Resources Corp........................................    145,601      6,348,204
      Northwest Natural Holding Co.....................................     54,530      3,782,201
      NorthWestern Corp................................................     71,197      5,163,206
      ONE Gas, Inc.....................................................     56,950      5,287,238
      Ormat Technologies, Inc..........................................     63,176      4,836,755
      Otter Tail Corp..................................................     68,600      3,888,248
      Pattern Energy Group, Inc., Class A..............................     80,530      2,257,256
      PNM Resources, Inc...............................................    135,652      7,074,252
      Portland General Electric Co.....................................     64,504      3,668,987
      RGC Resources, Inc...............................................     22,515        656,762
      SJW Group........................................................     40,978      2,964,758
#     South Jersey Industries, Inc.....................................     98,964      3,182,682
      Southwest Gas Holdings, Inc......................................     61,986      5,411,378
#     Spark Energy, Inc., Class A......................................     17,098        163,628
      Spire, Inc.......................................................     73,831      6,206,234
      TerraForm Power, Inc., Class A...................................     33,045        561,104
      Unitil Corp......................................................     52,373      3,261,267
      York Water Co. (The).............................................     34,366      1,513,479
                                                                                   --------------
TOTAL UTILITIES........................................................               120,397,087
                                                                                   --------------
TOTAL COMMON STOCKS....................................................             3,109,959,018
                                                                                   --------------
PREFERRED STOCKS -- (0.0%)

COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................     11,079        291,045
                                                                                   --------------
RIGHTS/WARRANTS -- (0.0%)

CONSUMER DISCRETIONARY -- (0.0%)
*>>   Social Reality, Inc. Rights 12/31/19, Class A....................     10,334            310
                                                                                   --------------
TOTAL INVESTMENT SECURITIES
  (Cost $1,853,747,822)................................................             3,110,250,373
                                                                                   --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 11,826,886     11,826,886
                                                                                   --------------
SECURITIES LENDING COLLATERAL -- (9.1%)
@(S)  The DFA Short Term Investment Fund............................... 26,960,645    311,961,619
                                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,177,500,362)................................................            $3,434,038,878
                                                                                   ==============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                 LEVEL 1    LEVEL 2 LEVEL 3     TOTAL
                                              ------------- ------- ------- -------------
Common Stocks
   Communication Services.................... $ 107,819,832     --    --    $ 107,819,832
   Consumer Discretionary....................   426,250,584 $6,116    --      426,256,700
   Consumer Staples..........................   123,358,829     --    --      123,358,829
   Energy....................................   109,726,943     --    --      109,726,943

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1         LEVEL 2    LEVEL 3     TOTAL
                                              --------------   ------------ ------- --------------
   Financials................................ $  664,373,343   $     79,334   --    $  664,452,677
   Health Care...............................    298,351,133             --   --       298,351,133
   Industrials...............................    640,908,735             --   --       640,908,735
   Information Technology....................    448,583,288          6,802   --       448,590,090
   Materials.................................    158,129,988             --   --       158,129,988
   Real Estate...............................     11,967,004             --   --        11,967,004
   Utilities.................................    120,397,087             --   --       120,397,087
Preferred Stocks
   Communication Services....................        291,045             --   --           291,045
Rights/Warrants
   Consumer Discretionary....................             --            310   --               310
Temporary Cash Investments...................     11,826,886             --   --        11,826,886
Securities Lending Collateral................             --    311,961,619   --       311,961,619
                                              --------------   ------------   --    --------------
TOTAL........................................ $3,121,984,697   $312,054,181   --    $3,434,038,878
                                              ==============   ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (96.2%)
COMMUNICATION SERVICES -- (7.2%)
    A.H. Belo Corp., Class A.........................................    17,110 $     61,596
    Activision Blizzard, Inc.........................................   161,228    9,033,605
*   Alaska Communications Systems Group, Inc.........................    33,007       54,131
*   Alphabet, Inc., Class A..........................................    34,928   43,967,366
*   Alphabet, Inc., Class C..........................................    36,723   46,275,020
*   Altice USA, Inc., Class A........................................   295,062    9,132,169
#   AMC Entertainment Holdings, Inc., Class A........................    62,169      582,524
*   AMC Networks, Inc., Class A......................................    49,426    2,152,502
#*  ANGI Homeservices, Inc., Class A.................................    24,480      167,688
    Anterix, Inc.....................................................    13,427      544,599
    AT&T, Inc........................................................ 2,668,735  102,719,610
    ATN International, Inc...........................................    23,710    1,404,343
#*  AutoWeb, Inc.....................................................     3,801        9,274
*   Ballantyne Strong, Inc...........................................     7,721       22,468
*   Bandwidth, Inc., Class A.........................................     1,738       97,589
    Beasley Broadcast Group, Inc., Class A...........................     4,143       11,849
#*  Boingo Wireless, Inc.............................................    43,754      414,350
#*  Boston Omaha Corp., Class A......................................       673       15,116
    Cable One, Inc...................................................     4,983    6,604,319
#*  Care.com, Inc....................................................    25,294      295,434
#*  Cargurus, Inc....................................................     6,382      214,371
*   Cars.com, Inc....................................................    90,914    1,028,237
    CBS Corp., Class A...............................................     3,886      155,246
    CBS Corp., Class B...............................................   208,367    7,509,547
#   CenturyLink, Inc.................................................   596,814    7,722,773
*   Charter Communications, Inc., Class A............................    65,861   30,813,727
#*  Cincinnati Bell, Inc.............................................    36,332      185,657
#   Cinemark Holdings, Inc...........................................   147,265    5,389,899
*   Clear Channel Outdoor Holdings, Inc..............................    27,964       65,156
#   Cogent Communications Holdings, Inc..............................    34,353    2,014,460
    Comcast Corp., Class A........................................... 1,682,811   75,423,589
#*  comScore, Inc....................................................    50,998      117,805
#   Consolidated Communications Holdings, Inc........................    30,844      123,376
*   Cumulus Media, Inc., Class A.....................................     9,277      127,002
#*  Daily Journal Corp...............................................       200       56,202
*   DHI Group, Inc...................................................    38,113      137,969
#*  Discovery, Inc., Class A.........................................    93,472    2,519,538
*   Discovery, Inc., Class B.........................................     1,077       36,187
*   Discovery, Inc., Class C.........................................   128,860    3,252,426
*   DISH Network Corp., Class A......................................   112,016    3,851,110
*   Electronic Arts, Inc.............................................    53,397    5,147,471
    Emerald Expositions Events, Inc..................................    39,411      383,075
*   Emmis Communications Corp., Class A..............................     2,473       11,673
#   Entercom Communications Corp., Class A...........................   161,924      563,496
    Entravision Communications Corp., Class A........................    75,162      213,460
    EW Scripps Co. (The), Class A....................................    78,370    1,052,901
*   Facebook, Inc., Class A..........................................   392,789   75,278,012
#*  Fluent, Inc......................................................    18,382       42,830
    Fox Corp., Class A...............................................   139,909    4,482,684
*   Fox Corp., Class B...............................................    81,963    2,560,524
#*  Frontier Communications Corp.....................................    23,115       21,035
#*  Gaia, Inc........................................................     6,465       44,802
    Gannett Co., Inc.................................................   137,242    1,489,076
*   GCI Liberty, Inc., Class A.......................................    89,851    6,287,773
*   Glu Mobile, Inc..................................................    89,155      528,689
*   Gray Television, Inc.............................................   108,987    1,788,477

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- ----------
COMMUNICATION SERVICES -- (Continued)
*   Gray Television, Inc., Class A...................................   2,300 $   41,055
*   Hemisphere Media Group, Inc......................................  15,446    199,408
*   IAC/InterActiveCorp..............................................  30,401  6,908,627
*   IDT Corp., Class B...............................................  32,465    221,087
*   IMAX Corp........................................................  63,916  1,364,607
#*  Intelsat SA......................................................  88,813  2,254,962
    Interpublic Group of Cos., Inc. (The)............................ 284,993  6,198,598
*   Iridium Communications, Inc......................................  61,985  1,516,773
    John Wiley & Sons, Inc., Class A.................................  54,959  2,531,961
    John Wiley & Sons, Inc., Class B.................................   2,517    116,109
*   Liberty Broadband Corp...........................................     145     17,139
*   Liberty Broadband Corp., Class A.................................  15,303  1,805,601
*   Liberty Broadband Corp., Class C.................................  58,807  6,943,342
*   Liberty Latin America, Ltd., Class C.............................  91,088  1,676,930
*   Liberty Media Corp.-Liberty Braves, Class A......................   6,772    199,909
*   Liberty Media Corp.-Liberty Braves, Class B......................      58      1,987
*   Liberty Media Corp.-Liberty Braves, Class C......................  27,962    822,362
#*  Liberty Media Corp.-Liberty Formula One, Class A.................  17,871    722,525
#*  Liberty Media Corp.-Liberty Formula One, Class B.................     145      5,967
*   Liberty Media Corp.-Liberty Formula One, Class C................. 102,223  4,344,478
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................  47,725  2,143,330
*   Liberty Media Corp.-Liberty SiriusXM, Class B....................     581     26,508
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................  96,612  4,365,896
*   Liberty TripAdvisor Holdings, Inc., Class A......................  92,314    890,830
*   Liberty TripAdvisor Holdings, Inc., Class B......................     110      1,078
    Lions Gate Entertainment Corp., Class A..........................  60,468    483,139
#   Lions Gate Entertainment Corp., Class B..........................  88,384    661,996
#*  Live Nation Entertainment, Inc................................... 109,141  7,694,440
*   Loral Space & Communications, Inc................................   8,696    347,753
*   Madison Square Garden Co. (The), Class A.........................  17,278  4,611,844
*   Marchex, Inc., Class B...........................................  23,549     77,947
    Marcus Corp. (The)...............................................  25,536    921,850
#   Match Group, Inc.................................................  27,045  1,974,015
#*  McClatchy Co. (The), Class A.....................................   5,251     13,653
#*  Meet Group, Inc. (The)........................................... 111,428    474,683
#   Meredith Corp....................................................  56,690  2,137,213
#*  MSG Networks, Inc., Class A......................................  62,023  1,005,393
    National CineMedia, Inc..........................................  49,003    411,380
*   Netflix, Inc.....................................................  22,400  6,437,984
#   New Media Investment Group, Inc..................................  74,291    654,504
#   New York Times Co. (The), Class A................................ 142,941  4,416,877
    News Corp., Class A.............................................. 245,024  3,359,279
    News Corp., Class B.............................................. 111,902  1,580,056
    Nexstar Media Group, Inc., Class A...............................  66,043  6,425,323
#   Omnicom Group, Inc...............................................  98,476  7,601,362
*   ORBCOMM, Inc.....................................................  74,773    299,840
#*  QuinStreet, Inc..................................................  42,903    550,445
*   Reading International, Inc., Class A.............................  17,935    203,921
#*  Roku, Inc........................................................     682    100,390
*   Rosetta Stone, Inc...............................................  22,951    439,741
    Saga Communications, Inc., Class A...............................   1,505     45,406
    Salem Media Group, Inc...........................................  10,305     15,561
    Scholastic Corp..................................................  40,592  1,562,792
    Shenandoah Telecommunications Co.................................  81,706  2,627,665
    Sinclair Broadcast Group, Inc., Class A.......................... 105,206  4,191,407
#   Sirius XM Holdings, Inc.......................................... 413,994  2,782,040
#*  Snap, Inc., Class A..............................................  80,581  1,213,550
    Spok Holdings, Inc...............................................  19,425    231,158
*   Sprint Corp...................................................... 290,563  1,804,396

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMUNICATION SERVICES -- (Continued)
*   Take-Two Interactive Software, Inc...............................    42,835 $  5,155,192
*   TechTarget, Inc..................................................    23,010      561,444
    TEGNA, Inc.......................................................   271,455    4,079,969
    Telephone & Data Systems, Inc....................................   134,058    3,497,573
*   T-Mobile US, Inc.................................................   115,500    9,547,230
    Townsquare Media, Inc., Class A..................................     5,446       36,978
*   Travelzoo........................................................     9,333       94,450
    Tribune Publishing Co............................................    38,843      348,033
*   TripAdvisor, Inc.................................................    61,043    2,466,137
#*  TrueCar Inc......................................................    77,013      252,603
*   Twitter, Inc.....................................................   139,714    4,187,229
*   United States Cellular Corp......................................    22,805      848,802
#*  Urban One, Inc...................................................     8,201       18,042
    Verizon Communications, Inc...................................... 1,350,787   81,682,090
#   Viacom, Inc., Class A............................................     8,633      206,242
    Viacom, Inc., Class B............................................   248,278    5,352,874
*   Vonage Holdings Corp.............................................   229,915    2,246,270
    Walt Disney Co. (The)............................................   279,758   36,346,159
#   World Wrestling Entertainment, Inc., Class A.....................    32,279    1,808,915
*   Yelp, Inc........................................................    31,816    1,097,970
*   Zayo Group Holdings, Inc.........................................   219,477    7,492,945
*   Zedge, Inc., Class B.............................................     8,851       15,579
#*  Zillow Group, Inc., Class A......................................    33,294    1,078,393
#*  Zillow Group, Inc., Class C......................................    67,984    2,214,239
*   Zynga, Inc., Class A.............................................   715,494    4,414,598
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            751,935,835
                                                                                ------------
CONSUMER DISCRETIONARY -- (11.8%)
*   1-800-Flowers.com, Inc., Class A.................................    39,679      565,823
    Aaron's, Inc.....................................................   104,958    7,864,503
    Abercrombie & Fitch Co., Class A.................................   117,537    1,902,924
    Acushnet Holdings Corp...........................................    70,854    2,015,796
#   Adient P.L.C.....................................................   105,696    2,239,698
*   Adtalem Global Education, Inc....................................    75,376    2,244,697
    Advance Auto Parts, Inc..........................................    37,218    6,047,181
*   Amazon.com, Inc..................................................   114,632  203,662,089
    AMCON Distributing Co............................................       116        8,468
*   American Axle & Manufacturing Holdings, Inc......................   142,750    1,193,390
    American Eagle Outfitters, Inc...................................   267,779    4,118,441
*   American Outdoor Brands Corp.....................................    61,801      437,551
*   American Public Education, Inc...................................    17,720      384,878
*   America's Car-Mart, Inc..........................................    11,173    1,016,631
    Aptiv P.L.C......................................................   104,044    9,317,140
    Aramark..........................................................   172,862    7,564,441
    Ark Restaurants Corp.............................................     2,015       41,308
*   Asbury Automotive Group, Inc.....................................    30,929    3,189,708
#*  Ascena Retail Group, Inc.........................................   234,894       82,730
#*  At Home Group, Inc...............................................    68,932      587,301
    Autoliv, Inc.....................................................    74,686    5,813,558
*   AutoNation, Inc..................................................   112,042    5,697,336
*   AutoZone, Inc....................................................     4,022    4,602,696
#*  Barnes & Noble Education, Inc....................................    47,536      195,373
    Bassett Furniture Industries, Inc................................     6,115       93,254
*   BBQ Holdings, Inc................................................     5,581       27,905
    BBX Capital Corp.................................................    34,809      155,596
*   Beazer Homes USA, Inc............................................    39,267      589,398
#   Bed Bath & Beyond, Inc...........................................   153,967    2,109,348
    Best Buy Co., Inc................................................   256,123   18,397,315
#   Big 5 Sporting Goods Corp........................................    20,304       64,973

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Big Lots, Inc....................................................  80,730 $ 1,749,419
*   Biglari Holdings, Inc., Class A..................................     117      49,259
*   Biglari Holdings, Inc., Class B..................................   1,670     139,412
    BJ's Restaurants, Inc............................................  29,898   1,183,662
#   Bloomin' Brands, Inc............................................. 125,013   2,476,508
*   Booking Holdings, Inc............................................   9,117  18,678,636
*   Boot Barn Holdings, Inc..........................................  35,287   1,236,809
    BorgWarner, Inc.................................................. 143,683   5,988,707
    Bowl America, Inc., Class A......................................   1,280      19,965
    Boyd Gaming Corp.................................................  22,632     616,722
*   Bright Horizons Family Solutions, Inc............................  33,989   5,048,046
#   Brinker International, Inc.......................................  30,830   1,370,394
    Brunswick Corp...................................................  94,399   5,497,798
#   Buckle, Inc. (The)...............................................  14,000     292,880
*   Build-A-Bear Workshop, Inc.......................................  11,684      40,660
*   Burlington Stores, Inc...........................................  29,056   5,583,692
*   Caesars Entertainment Corp....................................... 333,447   4,094,729
    Caleres, Inc.....................................................  56,018   1,205,507
    Callaway Golf Co................................................. 111,594   2,256,431
    Canterbury Park Holding Corp.....................................     200       2,516
*   Capri Holdings, Ltd.............................................. 131,641   4,090,086
*   Career Education Corp............................................  95,931   1,358,383
#*  CarMax, Inc...................................................... 121,212  11,293,322
    Carnival Corp.................................................... 147,794   6,338,885
    Carriage Services, Inc...........................................  20,519     528,569
*   Carrols Restaurant Group, Inc....................................  55,542     396,014
#   Carter's, Inc....................................................  37,541   3,763,110
*   Carvana Co.......................................................   3,633     294,564
    Cato Corp. (The), Class A........................................  21,972     384,290
*   Cavco Industries, Inc............................................   8,667   1,661,031
*   Century Casinos, Inc.............................................   3,288      24,298
#*  Century Communities, Inc.........................................  35,383   1,067,505
#   Cheesecake Factory, Inc. (The)...................................  67,561   2,823,374
#*  Chegg, Inc.......................................................  16,629     509,845
#   Chico's FAS, Inc.................................................  89,320     307,261
#   Children's Place, Inc. (The).....................................  31,056   2,543,797
*   Chipotle Mexican Grill, Inc......................................   7,581   5,899,231
#   Choice Hotels International, Inc.................................  27,973   2,475,051
    Churchill Downs, Inc.............................................  11,091   1,441,719
*   Chuy's Holdings, Inc.............................................  19,205     468,026
    Citi Trends, Inc.................................................  15,913     284,047
#   Clarus Corp......................................................  29,499     376,112
    Collectors Universe, Inc.........................................   5,144     147,427
    Columbia Sportswear Co...........................................  53,468   4,836,181
*   Conn's, Inc......................................................  36,326     878,726
#*  Container Store Group, Inc. (The)................................  47,455     200,260
    Cooper Tire & Rubber Co..........................................  75,654   2,136,469
*   Cooper-Standard Holdings, Inc....................................  25,840     823,262
    Core-Mark Holding Co., Inc.......................................  44,534   1,359,178
#   Cracker Barrel Old Country Store, Inc............................  28,919   4,496,904
*   Crocs, Inc.......................................................  61,394   2,148,176
    Culp, Inc........................................................  17,140     265,156
    Dana, Inc........................................................ 225,562   3,660,871
    Darden Restaurants, Inc..........................................  70,951   7,965,669
#   Dave & Buster's Entertainment, Inc...............................  56,988   2,266,983
*   DavidsTea, Inc...................................................   1,300       2,171
*   Deckers Outdoor Corp.............................................  32,868   5,025,517
*   Del Taco Restaurants, Inc........................................  42,325     323,151
    Delphi Technologies P.L.C........................................  78,794     962,075

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE+
                                                                      --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   Delta Apparel, Inc...............................................     6,871 $   171,431
*   Denny's Corp.....................................................    65,165   1,311,120
    Designer Brands, Inc., Class A...................................    95,031   1,568,012
*   Destination XL Group, Inc........................................    51,876      75,220
#   Dick's Sporting Goods, Inc.......................................    93,701   3,647,780
#   Dillard's, Inc., Class A.........................................    39,857   2,749,336
#   Dine Brands Global, Inc..........................................    22,222   1,625,539
*   Dixie Group, Inc. (The)..........................................     7,544      14,786
    Dollar General Corp..............................................   156,481  25,090,164
*   Dollar Tree, Inc.................................................   130,642  14,422,877
#   Domino's Pizza, Inc..............................................    19,800   5,378,076
*   Dorman Products, Inc.............................................    43,239   3,111,046
    DR Horton, Inc...................................................   193,224  10,119,141
#*  Drive Shack, Inc.................................................    40,469     161,471
#*  Duluth Holdings, Inc., Class B...................................     5,670      52,391
    Dunkin' Brands Group, Inc........................................    49,286   3,874,865
    eBay, Inc........................................................   263,301   9,281,360
    Educational Development Corp.....................................     2,000      13,400
#*  El Pollo Loco Holdings, Inc......................................    41,379     480,824
#*  Eldorado Resorts, Inc............................................    24,198   1,083,344
*   Emerson Radio Corp...............................................    11,467       9,058
    Escalade, Inc....................................................    11,525     132,077
    Ethan Allen Interiors, Inc.......................................    35,248     694,738
*   Etsy, Inc........................................................    26,908   1,197,137
*   Everi Holdings, Inc..............................................    19,215     193,303
    Expedia Group, Inc...............................................    57,129   7,807,249
#*  Express, Inc.....................................................    75,415     242,836
    Extended Stay America, Inc.......................................   239,986   3,410,201
*   Fiesta Restaurant Group, Inc.....................................    25,982     223,315
*   Five Below, Inc..................................................    37,623   4,707,014
    Flexsteel Industries, Inc........................................     6,129     101,558
#*  Floor & Decor Holdings, Inc., Class A............................    60,171   2,757,637
    Foot Locker, Inc.................................................    98,355   4,279,426
    Ford Motor Co.................................................... 1,341,744  11,525,581
#*  Fossil Group, Inc................................................    60,589     659,208
*   Fox Factory Holding Corp.........................................    47,662   2,904,522
#*  Franchise Group, Inc.............................................     5,864      70,133
*   frontdoor, Inc...................................................    50,212   2,421,725
*   Full House Resorts, Inc..........................................     6,121      15,180
#   Gap, Inc. (The)..................................................   254,525   4,138,577
    Garmin, Ltd......................................................    60,621   5,683,219
#*  Garrett Motion, Inc..............................................    13,399     127,291
    General Motors Co................................................   614,834  22,847,231
*   Genesco, Inc.....................................................    23,930     929,681
    Gentex Corp......................................................   313,552   8,795,134
*   Gentherm, Inc....................................................    46,558   1,944,728
    Genuine Parts Co.................................................    83,779   8,594,050
*   G-III Apparel Group, Ltd.........................................    62,427   1,567,542
    Goodyear Tire & Rubber Co. (The).................................   221,456   3,514,507
*   GoPro, Inc., Class A.............................................    15,672      65,196
    Graham Holdings Co., Class B.....................................     4,575   2,880,695
#*  Grand Canyon Education, Inc......................................    43,026   3,956,671
*   Green Brick Partners, Inc........................................     5,961      60,027
    Group 1 Automotive, Inc..........................................    26,764   2,661,412
#*  Groupon, Inc.....................................................   467,721   1,300,264
#*  GrubHub, Inc.....................................................    46,987   1,600,377
#   Guess?, Inc......................................................    96,759   1,620,713
    H&R Block, Inc...................................................   109,155   2,727,783
#*  Habit Restaurants, Inc. (The), Class A...........................    14,676     154,245

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Hamilton Beach Brands Holding Co., Class A.......................  14,688 $   273,931
#   Hanesbrands, Inc................................................. 278,947   4,242,784
#   Harley-Davidson, Inc............................................. 160,063   6,228,051
    Hasbro, Inc......................................................  26,167   2,546,311
    Haverty Furniture Cos., Inc......................................  21,314     386,636
    Haverty Furniture Cos., Inc., Class A............................     717      13,035
*   Helen of Troy, Ltd...............................................  27,618   4,136,072
#*  Hibbett Sports, Inc..............................................  21,288     507,932
*   Hilton Grand Vacations, Inc......................................  77,254   2,683,031
    Hilton Worldwide Holdings, Inc...................................  85,985   8,337,106
    Home Depot, Inc. (The)........................................... 134,690  31,595,580
    Hooker Furniture Corp............................................  13,297     314,740
*   Horizon Global Corp..............................................  26,445     101,549
*   Houghton Mifflin Harcourt Co..................................... 136,797     883,709
*   Hudson, Ltd., Class A............................................  40,042     497,322
    Hyatt Hotels Corp., Class A......................................  28,550   2,133,827
*   Installed Building Products, Inc.................................  27,223   1,775,484
#   International Game Technology P.L.C..............................  48,760     645,582
#*  iRobot Corp......................................................  26,784   1,287,239
*   J Alexander's Holdings, Inc......................................  10,076      97,233
#   J. Jill, Inc.....................................................  32,904      56,924
    Jack in the Box, Inc.............................................  24,776   2,081,680
#*  JC Penney Co., Inc...............................................  32,180      32,180
    Johnson Outdoors, Inc., Class A..................................  11,117     650,900
*   K12, Inc.........................................................  47,453     939,095
    KB Home..........................................................  49,212   1,756,376
#*  Kirkland's, Inc..................................................  20,234      31,970
    Kohl's Corp...................................................... 153,238   7,854,980
#*  Kontoor Brands, Inc..............................................   7,637     290,206
    L Brands, Inc....................................................  83,624   1,424,953
*   Lakeland Industries, Inc.........................................   3,363      37,161
#*  Lands' End, Inc..................................................  35,605     429,752
    Las Vegas Sands Corp.............................................  95,481   5,904,545
*   Laureate Education, Inc., Class A................................   6,180      95,512
    La-Z-Boy, Inc....................................................  62,286   2,211,776
#   LCI Industries...................................................  41,088   3,990,467
*   Leaf Group, Ltd..................................................  27,296      81,069
    Lear Corp........................................................  56,080   6,604,542
#   Leggett & Platt, Inc.............................................  96,376   4,944,089
    Lennar Corp., Class A............................................ 155,534   9,269,826
    Lennar Corp., Class B............................................  15,889     747,101
#*  LGI Homes, Inc...................................................  26,671   2,093,140
#*  Libbey, Inc......................................................  10,263      18,473
    Lifetime Brands, Inc.............................................  16,644     132,986
*   Lindblad Expeditions Holdings, Inc...............................   4,692      73,852
*   Liquidity Services, Inc..........................................  28,323     183,816
    Lithia Motors, Inc., Class A.....................................  33,589   5,289,596
*   LKQ Corp......................................................... 162,940   5,538,331
    Lowe's Cos., Inc................................................. 216,161  24,125,729
*   Luby's, Inc......................................................  17,827      32,802
*   Lululemon Athletica, Inc.........................................  35,661   7,284,472
#*  Lumber Liquidators Holdings, Inc.................................  26,295     242,703
*   M/I Homes, Inc...................................................  25,779   1,138,916
#   Macy's, Inc...................................................... 263,458   3,994,023
*   Malibu Boats, Inc., Class A......................................  29,863     974,131
#   Marine Products Corp.............................................  10,739     144,117
*   MarineMax, Inc...................................................  32,733     505,725
    Marriott International, Inc., Class A............................  67,902   8,592,998
    Marriott Vacations Worldwide Corp................................  47,606   5,233,328

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*   MasterCraft Boat Holdings, Inc...................................  25,660 $   404,145
#*  Mattel, Inc......................................................  60,232     719,170
    McDonald's Corp.................................................. 102,238  20,110,215
    MDC Holdings, Inc................................................  75,526   2,923,611
>>  Media General, Inc...............................................  38,671       3,654
*   Meritage Homes Corp..............................................  41,802   3,013,506
    MGM Resorts International........................................ 191,385   5,454,472
*   Michaels Cos., Inc. (The)........................................  89,672     782,837
*   Modine Manufacturing Co..........................................  61,497     702,911
*   Mohawk Industries, Inc...........................................  37,756   5,413,455
*   Monarch Casino & Resort, Inc.....................................   1,439      62,150
#   Monro, Inc.......................................................  42,036   2,947,144
#*  Motorcar Parts of America, Inc...................................  21,461     409,047
    Movado Group, Inc................................................  19,419     505,865
*   Murphy USA, Inc..................................................  51,055   6,020,916
    Nathan's Famous, Inc.............................................   4,377     333,090
*   National Vision Holdings, Inc....................................  75,570   1,798,566
*   Nautilus, Inc....................................................  40,483      66,797
*   New Home Co., Inc. (The).........................................  11,494      53,677
    Newell Brands, Inc............................................... 197,418   3,745,019
    NIKE, Inc., Class B.............................................. 205,211  18,376,645
    Nobility Homes, Inc..............................................   1,152      28,512
#   Nordstrom, Inc................................................... 107,537   3,860,578
*   Norwegian Cruise Line Holdings, Ltd..............................  88,068   4,470,332
*   NVR, Inc.........................................................   2,379   8,651,448
    Office Depot, Inc................................................ 684,524   1,410,119
#*  Ollie's Bargain Outlet Holdings, Inc.............................  34,873   2,227,687
*   O'Reilly Automotive, Inc.........................................  32,384  14,103,556
#   Oxford Industries, Inc...........................................  20,786   1,431,324
#   Papa John's International, Inc...................................  28,426   1,664,342
#*  Party City Holdco, Inc........................................... 117,896     662,576
*   Penn National Gaming, Inc........................................  54,592   1,163,628
#   Penske Automotive Group, Inc..................................... 100,789   4,910,440
#   PetMed Express, Inc..............................................  22,786     533,534
#*  Pier 1 Imports, Inc..............................................   4,391      24,721
*   Planet Fitness, Inc., Class A....................................  61,837   3,936,543
*   Playa Hotels & Resorts NV........................................  31,899     266,038
*   PlayAGS, Inc.....................................................   9,406     108,545
#   Polaris, Inc.....................................................  48,416   4,776,238
    Pool Corp........................................................  26,696   5,536,750
*   Potbelly Corp....................................................  22,742      96,654
    PulteGroup, Inc.................................................. 250,711   9,837,900
    PVH Corp.........................................................  51,995   4,531,884
#*  Quotient Technology Inc..........................................  79,568     685,080
*   Qurate Retail Group, Inc., Class B...............................     600       5,940
*   Qurate Retail, Inc., Class A..................................... 297,097   2,834,305
    Ralph Lauren Corp................................................  20,878   2,005,541
    RCI Hospitality Holdings, Inc....................................  12,873     241,369
*   Red Lion Hotels Corp.............................................  20,113     120,678
*   Red Robin Gourmet Burgers, Inc...................................  16,572     505,446
#   Red Rock Resorts, Inc., Class A..................................  57,785   1,258,557
*   Regis Corp.......................................................  73,148   1,506,849
    Rent-A-Center, Inc...............................................  42,509   1,099,708
#*  RH...............................................................  17,231   3,130,873
    Rocky Brands, Inc................................................   6,987     194,308
    Ross Stores, Inc.................................................  87,735   9,621,897
    Royal Caribbean Cruises, Ltd.....................................  94,154  10,246,780
*   RTW RetailWinds, Inc.............................................  82,882     122,665
*   Rubicon Project, Inc. (The)......................................  54,426     462,621

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Ruth's Hospitality Group, Inc....................................  74,826 $ 1,539,919
#*  Sally Beauty Holdings, Inc.......................................  79,829   1,237,350
#*  Scientific Games Corp., Class A..................................  41,282     990,355
#*  SeaWorld Entertainment, Inc...................................... 110,217   2,911,933
*   Select Interior Concepts, Inc., Class A..........................  15,784     180,885
    Service Corp. International...................................... 149,993   6,821,682
*   ServiceMaster Global Holdings, Inc............................... 100,425   4,055,162
#*  Shake Shack, Inc., Class A.......................................  17,980   1,479,394
*   Shiloh Industries, Inc...........................................  21,461      77,689
#   Shoe Carnival, Inc...............................................  17,356     576,046
#*  Shutterstock, Inc................................................  32,533   1,320,189
#   Signet Jewelers, Ltd.............................................  62,620   1,004,425
    Six Flags Entertainment Corp.....................................  42,394   1,788,603
*   Skechers U.S.A., Inc., Class A................................... 140,565   5,252,914
*   Skyline Champion Corp............................................  65,856   1,859,115
#*  Sleep Number Corp................................................  54,004   2,598,672
    Sonic Automotive, Inc., Class A..................................  38,777   1,249,783
#*  Sonos, Inc.......................................................  20,756     271,488
#*  Sportsman's Warehouse Holdings, Inc..............................  70,016     476,809
#*  Stamps.com, Inc..................................................  20,280   1,712,240
    Standard Motor Products, Inc.....................................  28,748   1,505,245
    Starbucks Corp................................................... 201,063  17,001,887
    Steven Madden, Ltd............................................... 113,386   4,669,235
*   Stoneridge, Inc..................................................  49,402   1,525,534
    Strategic Education, Inc.........................................  32,090   3,948,033
    Strattec Security Corp...........................................   3,827      86,605
    Superior Group of Cos, Inc.......................................  13,632     197,255
    Superior Industries International, Inc...........................  30,693      79,802
*   Sypris Solutions, Inc............................................   8,523       8,182
#   Tailored Brands, Inc.............................................  35,252     163,569
*   Tandy Leather Factory, Inc.......................................   9,590      48,813
    Tapestry, Inc.................................................... 136,431   3,528,106
    Target Corp...................................................... 210,806  22,537,269
*   Taylor Morrison Home Corp........................................ 115,839   2,901,767
*   Tempur Sealy International, Inc..................................  48,541   4,414,804
    Tenneco, Inc., Class A...........................................  64,491     811,942
*   Tesla, Inc.......................................................   7,091   2,233,098
    Texas Roadhouse, Inc.............................................  63,815   3,605,548
    Thor Industries, Inc.............................................  71,988   4,553,961
#   Tiffany & Co.....................................................  61,664   7,677,785
    Tilly's, Inc., Class A...........................................  20,768     213,080
    TJX Cos., Inc. (The)............................................. 294,774  16,993,721
    Toll Brothers, Inc............................................... 148,262   5,896,380
*   TopBuild Corp....................................................  42,567   4,423,988
*   Town Sports International Holdings, Inc..........................  14,917      34,011
    Tractor Supply Co................................................  66,001   6,271,415
*   TravelCenters of America, Inc....................................   5,314      59,411
*   TRI Pointe Group, Inc............................................ 148,256   2,333,549
#*  Tuesday Morning Corp.............................................  29,673      40,355
    Tupperware Brands Corp...........................................   6,452      62,133
*   Ulta Salon Cosmetics & Fragrance, Inc............................  25,508   5,947,190
#*  Under Armour, Inc., Class A......................................  81,537   1,683,739
#*  Under Armour, Inc., Class C...................................... 104,748   1,937,838
*   Unifi, Inc.......................................................  19,408     529,838
#   Unique Fabricating, Inc..........................................   1,260       2,948
*   Universal Electronics, Inc.......................................  15,759     821,359
*   Universal Technical Institute, Inc...............................  13,557      80,257
#*  Urban Outfitters, Inc............................................ 152,293   4,370,809
    Vail Resorts, Inc................................................  29,350   6,820,059

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T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES      VALUE+
                                                                      ------- --------------
CONSUMER DISCRETIONARY -- (Continued)
#*  Veoneer, Inc.....................................................  32,952 $      524,596
*   Vera Bradley, Inc................................................  41,097        442,204
    VF Corp..........................................................  75,750      6,233,467
*   Vince Holding Corp...............................................   1,616         34,130
*   Vista Outdoor, Inc...............................................  60,738        406,945
#*  Visteon Corp.....................................................  43,035      4,003,116
*   Vitamin Shoppe, Inc..............................................  21,712        140,260
*   VOXX International Corp..........................................  14,866         72,100
#*  Wayfair, Inc., Class A...........................................  15,225      1,251,952
    Wendy's Co. (The)................................................ 279,792      5,925,995
    Weyco Group, Inc.................................................   8,909        219,785
    Whirlpool Corp...................................................  45,565      6,931,348
*   William Lyon Homes, Class A......................................  36,943        714,847
#   Williams-Sonoma, Inc............................................. 108,125      7,221,669
#   Wingstop, Inc....................................................  20,623      1,720,577
    Winmark Corp.....................................................   2,732        491,760
#   Winnebago Industries, Inc........................................  37,749      1,814,594
    Wolverine World Wide, Inc........................................  91,834      2,725,633
    WW International, Inc............................................  28,271        985,810
    Wyndham Destinations, Inc........................................  48,100      2,232,321
    Wyndham Hotels & Resorts, Inc....................................  77,521      4,183,808
    Wynn Resorts, Ltd................................................  47,850      5,806,119
    Yum! Brands, Inc.................................................  33,855      3,443,392
#*  ZAGG, Inc........................................................  31,708        233,688
*   Zovio, Inc.......................................................  40,068         78,533
*   Zumiez, Inc......................................................  30,352        968,532
                                                                              --------------
TOTAL CONSUMER DISCRETIONARY.........................................          1,240,419,930
                                                                              --------------
CONSUMER STAPLES -- (5.6%)
    Alico, Inc.......................................................   7,482        245,784
    Altria Group, Inc................................................ 506,280     22,676,281
    Andersons, Inc. (The)............................................  36,535        672,975
    Archer-Daniels-Midland Co........................................ 214,400      9,013,376
*   Avon Products, Inc............................................... 310,840      1,333,504
#   B&G Foods, Inc...................................................  90,474      1,406,871
#*  BJ's Wholesale Club Holdings, Inc................................  63,339      1,691,151
*   Boston Beer Co., Inc. (The), Class A.............................   9,822      3,677,946
*   Bridgford Foods Corp.............................................   2,509         61,897
    Brown-Forman Corp., Class A......................................  13,986        869,230
    Brown-Forman Corp., Class B...................................... 108,606      7,115,865
    Bunge, Ltd.......................................................  99,617      5,379,318
#   Calavo Growers, Inc..............................................  17,713      1,536,248
#   Cal-Maine Foods, Inc.............................................  49,074      1,957,562
#   Campbell Soup Co................................................. 124,514      5,766,243
    Casey's General Stores, Inc......................................  46,673      7,972,215
#*  Central Garden & Pet Co..........................................  15,617        468,822
*   Central Garden & Pet Co., Class A................................  53,524      1,513,659
*   Chefs' Warehouse, Inc. (The).....................................  28,528        944,990
    Church & Dwight Co., Inc.........................................  73,376      5,131,917
    Clorox Co. (The).................................................  47,674      7,040,973
    Coca-Cola Co. (The).............................................. 760,646     41,401,962
    Coca-Cola Consolidated, Inc......................................   9,711      2,664,310
    Colgate-Palmolive Co.............................................  76,902      5,275,477
    Conagra Brands, Inc.............................................. 192,660      5,211,453
    Constellation Brands, Inc., Class A..............................  54,607     10,393,350
    Constellation Brands, Inc., Class B..............................   1,902        361,713
    Costco Wholesale Corp............................................  86,073     25,573,149
    Coty, Inc., Class A.............................................. 374,233      4,374,784
*   Craft Brew Alliance, Inc.........................................  20,621        150,327

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER STAPLES -- (Continued)
*   Crimson Wine Group, Ltd..........................................   9,858 $    69,992
*   Darling Ingredients, Inc......................................... 160,581   3,099,213
#   Dean Foods Co....................................................  87,239      85,494
*   Edgewell Personal Care Co........................................  60,720   2,125,200
*   elf Beauty Inc...................................................  39,201     658,577
#   Energizer Holdings, Inc..........................................  16,280     691,737
    Estee Lauder Cos., Inc. (The), Class A...........................  53,060   9,883,486
*   Farmer Brothers Co...............................................  19,168     245,925
    Flowers Foods, Inc............................................... 238,838   5,187,561
#   Fresh Del Monte Produce, Inc.....................................  55,815   1,780,499
    General Mills, Inc............................................... 200,916  10,218,588
#*  Hain Celestial Group, Inc. (The).................................  76,799   1,815,528
#*  Herbalife Nutrition, Ltd.........................................  69,394   3,099,830
    Hershey Co. (The)................................................  48,382   7,105,864
#   Hormel Foods Corp................................................ 181,818   7,434,538
*   Hostess Brands, Inc.............................................. 140,301   1,793,047
    Ingles Markets, Inc., Class A....................................  16,579     653,710
    Ingredion, Inc...................................................  60,426   4,773,654
    Inter Parfums, Inc...............................................  31,500   2,439,045
    J&J Snack Foods Corp.............................................  19,581   3,735,272
    JM Smucker Co. (The).............................................  56,032   5,921,462
    John B. Sanfilippo & Son, Inc....................................  10,470   1,111,076
    Kellogg Co....................................................... 136,709   8,685,123
#   Keurig Dr Pepper, Inc............................................  62,606   1,762,985
    Kimberly-Clark Corp..............................................  36,348   4,829,922
    Kraft Heinz Co. (The)............................................ 107,634   3,479,807
    Kroger Co. (The)................................................. 522,038  12,863,016
    Lamb Weston Holdings, Inc........................................  40,621   3,170,063
    Lancaster Colony Corp............................................  20,755   2,888,681
*   Landec Corp......................................................  30,527     300,691
*   Lifeway Foods, Inc...............................................   2,867       5,705
    Limoneira Co.....................................................  18,068     341,847
    Mannatech, Inc...................................................     600       9,300
    McCormick & Co., Inc.............................................   1,509     242,406
    McCormick & Co., Inc. Non-Voting.................................  54,096   8,692,686
#   Medifast, Inc....................................................  25,005   2,774,055
#   MGP Ingredients, Inc.............................................  23,869   1,023,741
    Molson Coors Brewing Co., Class A................................     266      15,761
    Molson Coors Brewing Co., Class B................................  92,518   4,877,549
    Mondelez International, Inc., Class A............................ 313,707  16,453,932
*   Monster Beverage Corp............................................  81,819   4,592,500
#   National Beverage Corp...........................................  25,483   1,120,233
*   Natural Alternatives International, Inc..........................   5,470      48,738
*   Natural Grocers by Vitamin Cottage, Inc..........................  26,728     234,405
#   Natural Health Trends Corp.......................................   6,437      43,578
*   Nature's Sunshine Products, Inc..................................  13,753     129,828
    Nu Skin Enterprises, Inc., Class A...............................  65,401   2,915,577
    Oil-Dri Corp. of America.........................................   5,619     196,721
    PepsiCo, Inc..................................................... 337,953  46,357,013
*   Performance Food Group Co........................................ 111,730   4,760,815
    Philip Morris International, Inc................................. 124,624  10,149,379
*   Pilgrim's Pride Corp............................................. 104,657   3,177,387
*   Post Holdings, Inc...............................................  95,819   9,859,775
    PriceSmart, Inc..................................................  30,424   2,254,418
#*  Primo Water Corp.................................................  48,126     582,084
    Procter & Gamble Co. (The)....................................... 458,732  57,116,721
#*  Pyxus International, Inc.........................................   8,313      94,934
#*  Revlon, Inc., Class A............................................  23,470     617,026
#*  Rite Aid Corp....................................................  13,790     126,868

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
    Rocky Mountain Chocolate Factory, Inc............................   4,490 $     40,522
*   S&W Seed Co......................................................   5,318       12,019
    Sanderson Farms, Inc.............................................  29,686    4,595,690
    Seaboard Corp....................................................     346    1,459,805
*   Seneca Foods Corp., Class A......................................   8,682      307,169
*   Seneca Foods Corp., Class B......................................     283        9,877
*   Simply Good Foods Co. (The)......................................  73,375    1,800,623
    SpartanNash Co...................................................  43,974      575,840
    Spectrum Brands Holdings, Inc....................................  67,939    3,411,217
*   Sprouts Farmers Market, Inc...................................... 148,236    2,877,261
    Sysco Corp....................................................... 115,657    9,237,525
#   Tootsie Roll Industries, Inc.....................................  31,456    1,078,312
*   TreeHouse Foods, Inc.............................................  71,619    3,868,858
#   Turning Point Brands, Inc........................................   7,399      154,417
    Tyson Foods, Inc., Class A....................................... 142,930   11,833,175
#*  United Natural Foods, Inc........................................  53,580      401,850
    United-Guardian, Inc.............................................   1,431       27,690
    Universal Corp...................................................  30,752    1,685,210
*   US Foods Holding Corp............................................ 177,055    7,023,772
*   USANA Health Sciences, Inc.......................................  33,692    2,496,914
#   Vector Group, Ltd................................................ 101,777    1,241,679
#   Village Super Market, Inc., Class A..............................   9,492      251,538
    Walgreens Boots Alliance, Inc.................................... 285,393   15,633,829
    Walmart, Inc..................................................... 373,710   43,821,235
    WD-40 Co.........................................................  13,211    2,475,741
#   Weis Markets, Inc................................................  31,962    1,230,217
#*  Youngevity International, Inc....................................   4,425       20,665
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          590,180,570
                                                                              ------------
ENERGY -- (4.3%)
*   Abraxas Petroleum Corp........................................... 164,391       47,673
    Adams Resources & Energy, Inc....................................   3,585      107,550
    Amplify Energy Corp..............................................  33,963      246,232
*   Antero Resources Corp............................................ 232,154      580,385
    Apache Corp...................................................... 224,068    4,853,313
*   Apergy Corp......................................................  78,196    1,968,193
#   Arch Coal, Inc., Class A.........................................  31,173    2,459,238
    Archrock, Inc.................................................... 179,564    1,730,997
*   Ardmore Shipping Corp............................................  37,942      303,157
*   Aspen Aerogels, Inc..............................................  12,907       75,248
    Baker Hughes Co.................................................. 163,958    3,508,701
#*  Basic Energy Services, Inc.......................................  12,174        6,939
#   Berry Petroleum Corp.............................................  26,388      247,783
*   Bonanza Creek Energy, Inc........................................  24,838      442,613
    Cabot Oil & Gas Corp............................................. 199,517    3,718,997
*   Cactus, Inc., Class A............................................  23,800      707,336
#*  California Resources Corp........................................  14,239       79,596
#*  Callon Petroleum Co.............................................. 290,934    1,105,549
#*  CARBO Ceramics, Inc..............................................   3,649        5,291
#*  Carrizo Oil & Gas, Inc........................................... 111,785      822,738
*   Centennial Resource Development, Inc., Class A................... 218,579      743,169
#*  Chaparral Energy, Inc., Class A..................................   3,601        3,375
*   Cheniere Energy, Inc.............................................  54,529    3,356,260
#*  Chesapeake Energy Corp........................................... 767,312    1,028,198
    Chevron Corp..................................................... 543,129   63,079,002
    Cimarex Energy Co................................................  84,699    3,575,992
*   Clean Energy Fuels Corp.......................................... 211,434      475,726
*   CNX Resources Corp............................................... 239,064    2,015,309
    Concho Resources, Inc............................................  80,453    5,432,187

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE+
                                                                      --------- -----------
ENERGY -- (Continued)
    ConocoPhillips...................................................   413,560 $22,828,512
*   CONSOL Energy, Inc...............................................    27,644     365,730
#*  Contango Oil & Gas Co............................................    77,337     192,569
*   Continental Resources, Inc.......................................    90,091   2,654,982
    CVR Energy, Inc..................................................    90,290   4,281,552
*   Dawson Geophysical Co............................................    13,952      33,485
#   Delek US Holdings, Inc...........................................   104,477   4,173,856
#*  Denbury Resources, Inc...........................................   562,871     561,802
    Devon Energy Corp................................................   171,605   3,480,149
    DHT Holdings, Inc................................................   160,576   1,241,252
#*  Diamond Offshore Drilling, Inc...................................   131,982     698,185
    Diamondback Energy, Inc..........................................    73,885   6,336,378
#   DMC Global, Inc..................................................    14,992     670,742
*   Dorian LPG, Ltd..................................................    58,481     728,088
*   Dril-Quip, Inc...................................................    43,203   1,772,187
#*  Earthstone Energy, Inc., Class A.................................    22,715      88,134
#   EnLink Midstream LLC.............................................   131,950     824,687
    EOG Resources, Inc...............................................   207,422  14,376,419
*   Epsilon Energy, Ltd..............................................     1,800       6,012
#   EQT Corp.........................................................    68,493     735,615
#   Equitrans Midstream Corp.........................................    76,566   1,065,799
*   Era Group, Inc...................................................    26,104     252,426
    Evolution Petroleum Corp.........................................    28,091     157,871
*   Exterran Corp....................................................    44,715     566,539
#*  Extraction Oil & Gas, Inc........................................   108,599     184,618
    Exxon Mobil Corp................................................. 1,161,906  78,509,988
*   Forum Energy Technologies, Inc...................................   123,803     143,611
*   Frank's International NV.........................................   238,570   1,168,993
    GasLog, Ltd......................................................    82,146   1,126,222
*   Geospace Technologies Corp.......................................    10,570     154,216
*   Goodrich Petroleum Corp..........................................     6,434      61,959
#   Green Plains, Inc................................................    50,974     628,509
*   Gulf Island Fabrication, Inc.....................................    11,124      58,290
#*  Gulfport Energy Corp.............................................    19,271      53,670
    Hallador Energy Co...............................................    36,539     122,954
    Halliburton Co...................................................   189,898   3,655,536
*   Helix Energy Solutions Group, Inc................................   182,876   1,570,905
#   Helmerich & Payne, Inc...........................................    63,587   2,384,512
    Hess Corp........................................................   101,308   6,661,001
#*  HighPoint Resources Corp.........................................   200,987     213,046
    HollyFrontier Corp...............................................   123,175   6,767,234
*   Independence Contract Drilling, Inc..............................    37,097      33,016
*   International Seaways, Inc.......................................    32,786     824,240
#*  Jagged Peak Energy, Inc..........................................    51,583     365,723
#*  Key Energy Services, Inc.........................................     1,616       1,928
    Kinder Morgan, Inc...............................................   411,160   8,214,977
*   KLX Energy Services Holdings, Inc................................    24,769     196,666
#   Kosmos Energy, Ltd...............................................   323,960   2,008,552
*   Laredo Petroleum, Inc............................................   246,307     581,285
#   Liberty Oilfield Services, Inc., Class A.........................    13,799     127,089
*   Lonestar Resources US, Inc., Class A.............................    16,469      39,526
#   Mammoth Energy Services, Inc.....................................    27,146      43,434
    Marathon Oil Corp................................................   456,190   5,259,871
    Marathon Petroleum Corp..........................................   316,782  20,258,209
#*  Matador Resources Co.............................................   145,384   2,022,291
*   Matrix Service Co................................................    30,862     578,971
#*  McDermott International, Inc.....................................   167,477     272,987
*   Mitcham Industries, Inc..........................................    13,388      30,792
*   Montage Resources Corp...........................................     5,474      24,742

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
ENERGY -- (Continued)
#   Murphy Oil Corp.................................................. 203,607 $ 4,200,412
#   Nabors Industries, Ltd........................................... 403,615     746,688
    NACCO Industries, Inc., Class A..................................   7,344     370,872
    National Oilwell Varco, Inc...................................... 163,861   3,706,536
*   Natural Gas Services Group, Inc..................................  15,772     187,529
    Navios Maritime Acquisition Corp.................................   3,300      24,519
#*  NCS Multistage Holdings, Inc.....................................     675       1,519
*   Newpark Resources, Inc........................................... 122,312     733,872
    NexTier Oilfield Solutions, Inc.................................. 219,015     946,144
*   Nine Energy Service, Inc.........................................   2,270      12,825
#*  Noble Corp. P.L.C................................................ 308,431     379,370
    Noble Energy, Inc................................................ 170,620   3,286,141
#*  Northern Oil and Gas, Inc........................................ 258,494     506,648
*   Oasis Petroleum, Inc............................................. 365,050     952,780
    Occidental Petroleum Corp........................................ 303,444  12,289,482
*   Oceaneering International, Inc................................... 119,067   1,685,989
*   Oil States International, Inc....................................  66,759     952,651
    ONEOK, Inc....................................................... 149,066  10,409,279
*   Overseas Shipholding Group, Inc., Class A........................  48,171      78,519
#*  Pacific Ethanol, Inc.............................................  27,323      15,110
    Panhandle Oil and Gas, Inc., Class A.............................  13,067     185,421
#*  Par Pacific Holdings, Inc........................................  51,571   1,168,083
    Parsley Energy, Inc., Class A.................................... 155,786   2,462,977
    Patterson-UTI Energy, Inc........................................ 233,733   1,944,659
    PBF Energy, Inc., Class A........................................ 145,292   4,690,026
*   PDC Energy, Inc..................................................  74,020   1,476,699
    Peabody Energy Corp.............................................. 120,189   1,265,590
*   Penn Virginia Corp...............................................  14,681     349,408
    Phillips 66...................................................... 102,695  11,996,830
    Pioneer Natural Resources Co.....................................  58,732   7,225,211
*   PrimeEnergy Resources Corp.......................................     892     141,311
*   Profire Energy, Inc..............................................   3,250       5,720
*   ProPetro Holding Corp............................................ 105,595     818,361
    QEP Resources, Inc............................................... 101,867     339,217
#*  Quintana Energy Services, Inc....................................   9,586      16,009
    Range Resources Corp............................................. 188,830     760,985
#*  Renewable Energy Group, Inc......................................  59,963     979,795
#*  REX American Resources Corp......................................   6,572     531,806
*   RigNet, Inc......................................................  11,561      60,580
#*  Ring Energy, Inc.................................................  61,689     102,404
#   RPC, Inc......................................................... 135,339     560,303
*   SandRidge Energy, Inc............................................  30,054     131,637
    Schlumberger, Ltd................................................ 249,824   8,166,747
    Scorpio Tankers, Inc.............................................  66,339   2,110,244
*   SEACOR Holdings, Inc.............................................  22,509     965,861
*   SEACOR Marine Holdings, Inc......................................  26,305     342,228
#*  Select Energy Services, Inc., Class A............................  87,669     666,284
#   Ship Finance International, Ltd.................................. 130,559   1,889,189
*   SilverBow Resources, Inc.........................................   5,746      45,393
    SM Energy Co.....................................................  85,695     671,849
#*  Smart Sand, Inc..................................................   7,531      17,547
#   Solaris Oilfield Infrastructure, Inc., Class A...................  34,797     370,240
#*  Southwestern Energy Co........................................... 556,895   1,141,635
*   SRC Energy, Inc.................................................. 301,696     941,292
*   Talos Energy, Inc................................................  62,722   1,350,405
#   Targa Resources Corp............................................. 124,361   4,835,156
    TechnipFMC P.L.C................................................. 108,270   2,136,167
*   Teekay Tankers, Ltd., Class A.................................... 117,997     240,714
*   TETRA Technologies, Inc.......................................... 150,968     256,646

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES     VALUE+
                                                                      ------- ------------
ENERGY -- (Continued)
*   Tidewater, Inc...................................................  41,994 $    681,563
#*  Transocean, Ltd.................................................. 305,851    1,452,792
#   US Silica Holdings, Inc..........................................  92,238      411,381
*   VAALCO Energy, Inc...............................................  15,230       30,308
#   Valaris P.L.C.................................................... 174,456      717,014
    Valero Energy Corp............................................... 171,420   16,624,312
*   W&T Offshore, Inc................................................ 124,708      502,573
*   Whiting Petroleum Corp...........................................     137          869
    Williams Cos., Inc. (The)........................................ 233,863    5,217,484
    World Fuel Services Corp.........................................  85,228    3,559,974
*   WPX Energy, Inc.................................................. 325,429    3,247,781
                                                                              ------------
TOTAL ENERGY.........................................................          452,462,846
                                                                              ------------
FINANCIALS -- (16.2%)
    1st Constitution Bancorp.........................................   6,663      126,530
    1st Source Corp..................................................  31,267    1,600,245
    ACNB Corp........................................................   6,116      216,445
    Affiliated Managers Group, Inc...................................  21,920    1,750,970
    Aflac, Inc....................................................... 190,017   10,101,304
*   Alleghany Corp...................................................   7,207    5,609,136
#*  Allegiance Bancshares, Inc.......................................  21,261      707,141
    Allstate Corp. (The)............................................. 108,567   11,553,700
    Ally Financial, Inc.............................................. 287,405    8,803,215
*   A-Mark Precious Metals, Inc......................................   7,393       79,844
*   Ambac Financial Group, Inc.......................................  25,869      530,314
    American Equity Investment Life Holding Co....................... 113,034    2,789,679
    American Express Co.............................................. 272,571   31,967,127
    American Financial Group, Inc....................................  68,232    7,098,857
    American International Group, Inc................................ 216,155   11,447,569
    American National Bankshares, Inc................................  10,541      381,584
    American National Insurance Co...................................  17,036    2,043,979
    American River Bankshares........................................   2,071       29,843
    Ameriprise Financial, Inc........................................  87,443   13,194,274
    Ameris Bancorp...................................................  88,697    3,800,666
    AMERISAFE, Inc...................................................  26,204    1,664,740
    AmeriServ Financial, Inc.........................................   3,367       14,007
    Ames National Corp...............................................   8,700      240,990
    Aon P.L.C........................................................  57,153   11,039,673
*   Arch Capital Group, Ltd.......................................... 172,299    7,195,206
#   Ares Management Corp., Class A...................................  32,501      961,055
    Argo Group International Holdings, Ltd...........................  41,601    2,573,854
    Arrow Financial Corp.............................................  16,304      572,596
    Arthur J Gallagher & Co..........................................  56,579    5,161,136
    Artisan Partners Asset Management, Inc., Class A.................  50,788    1,389,052
*   Ashford, Inc.....................................................     600       14,346
    Associated Banc-Corp............................................. 148,534    2,987,019
#   Associated Capital Group, Inc., Class A..........................   1,887       76,612
    Assurant, Inc....................................................  58,469    7,371,187
    Assured Guaranty, Ltd............................................ 132,787    6,230,366
*   Asta Funding, Inc................................................     736        5,078
*   Athene Holding, Ltd., Class A....................................  55,011    2,384,727
*   Atlantic Capital Bancshares, Inc.................................  28,199      525,911
    Atlantic Union Bankshares Corp...................................  93,864    3,459,827
*   Atlanticus Holdings Corp.........................................  11,295       89,343
    Auburn National Bancorporation, Inc..............................   2,087       89,115
    Axis Capital Holdings, Ltd.......................................  75,408    4,481,497
#*  Axos Financial, Inc..............................................  74,972    2,177,937
    Banc of California, Inc..........................................  56,944      784,119
    BancFirst Corp...................................................  32,722    1,894,277

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE+
                                                                      --------- -----------
FINANCIALS -- (Continued)
*   Bancorp of New Jersey, Inc.......................................     3,414 $    61,930
*   Bancorp, Inc. (The)..............................................    88,920     969,228
    BancorpSouth Bank................................................   116,483   3,572,534
    Bank of America Corp............................................. 1,845,418  57,706,221
    Bank of Commerce Holdings........................................    14,664     164,530
#   Bank of Hawaii Corp..............................................    43,487   3,796,850
    Bank of Marin Bancorp............................................    11,296     495,556
    Bank of New York Mellon Corp. (The)..............................   214,765  10,040,264
    Bank of NT Butterfield & Son, Ltd. (The).........................    70,010   2,306,829
    Bank of Princeton (The)..........................................     4,409     126,803
    Bank of South Carolina Corp......................................       800      14,840
    Bank OZK.........................................................    89,116   2,500,595
    BankFinancial Corp...............................................    23,262     299,615
    BankUnited, Inc..................................................   101,580   3,484,194
    Bankwell Financial Group, Inc....................................     5,396     154,434
    Banner Corp......................................................    42,080   2,271,478
    Bar Harbor Bankshares............................................    12,638     316,582
*   Baycom Corp......................................................     5,183     109,569
    BB&T Corp........................................................   192,345  10,203,902
    BCB Bancorp, Inc.................................................    12,179     157,109
*   Berkshire Hathaway, Inc., Class B................................   371,483  78,969,856
    Berkshire Hills Bancorp, Inc.....................................    61,129   1,896,833
    BGC Partners, Inc., Class A......................................   296,735   1,543,022
    BlackRock, Inc...................................................    21,881  10,102,458
    Blackstone Group, Inc. (The), Class A............................    36,375   1,933,695
*   Blucora, Inc.....................................................    52,563   1,136,938
    Blue Capital Reinsurance Holdings, Ltd...........................     4,531      31,762
    BOK Financial Corp...............................................    46,270   3,569,730
    Boston Private Financial Holdings, Inc...........................   117,108   1,317,465
    Bridge Bancorp, Inc..............................................    21,363     692,161
*   Bridgewater Bancshares, Inc......................................    13,967     175,845
*   Brighthouse Financial, Inc.......................................    42,882   1,619,224
*   BrightSphere Investment Group P.L.C..............................   103,112   1,012,560
    Brookline Bancorp, Inc...........................................   104,170   1,635,469
    Brown & Brown, Inc...............................................   181,287   6,830,894
    Bryn Mawr Bank Corp..............................................    25,731     980,608
    Business First Bancshares, Inc...................................       542      13,246
*   Byline Bancorp, Inc..............................................     5,242      90,896
    C&F Financial Corp...............................................     2,604     132,439
    Cadence BanCorp..................................................   148,273   2,280,439
    Cambridge Bancorp................................................     1,660     128,667
    Camden National Corp.............................................    18,719     829,439
*   Cannae Holdings, Inc.............................................    90,690   2,648,148
    Capital City Bank Group, Inc.....................................    16,503     469,510
    Capital One Financial Corp.......................................   132,272  12,334,364
    Capitol Federal Financial, Inc...................................   186,164   2,656,560
    Capstar Financial Holdings, Inc..................................    15,450     261,259
    Carolina Financial Corp..........................................    26,126     991,482
    Cathay General Bancorp...........................................    84,165   2,993,749
    Cboe Global Markets, Inc.........................................    19,753   2,274,558
    CBTX, Inc........................................................    11,352     325,235
    CenterState Bank Corp............................................   123,887   3,141,774
    Central Pacific Financial Corp...................................    41,241   1,192,690
    Central Valley Community Bancorp.................................     8,787     183,033
    Century Bancorp, Inc., Class A...................................     4,519     393,198
    Charles Schwab Corp. (The).......................................   319,707  13,015,272
    Chemung Financial Corp...........................................     3,869     164,703
    Chubb, Ltd.......................................................    95,408  14,542,087
    Cincinnati Financial Corp........................................    73,427   8,312,671

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    CIT Group, Inc...................................................  74,984 $ 3,216,064
    Citigroup, Inc................................................... 485,466  34,885,587
    Citizens & Northern Corp.........................................   8,808     226,454
    Citizens Community Bancorp, Inc..................................   3,129      34,794
    Citizens Financial Group, Inc.................................... 164,685   5,790,325
    Citizens Holding Co..............................................   2,051      42,866
#*  Citizens, Inc....................................................  28,479     189,670
    City Holding Co..................................................  18,549   1,471,678
    Civista Bancshares, Inc..........................................  14,290     321,239
    CME Group, Inc...................................................  58,904  12,119,498
    CNA Financial Corp...............................................  57,913   2,596,819
    CNB Financial Corp...............................................  15,464     483,559
    CNO Financial Group, Inc......................................... 150,916   2,361,835
*   Coastal Financial Corp...........................................   3,986      59,989
    Codorus Valley Bancorp, Inc......................................   7,482     161,992
    Cohen & Steers, Inc..............................................  56,047   3,667,716
    Colony Bankcorp, Inc.............................................   5,329      82,813
    Columbia Banking System, Inc.....................................  93,096   3,658,673
*   Columbia Financial, Inc..........................................  15,159     249,972
    Comerica, Inc....................................................  81,765   5,349,066
#   Commerce Bancshares, Inc......................................... 106,419   6,849,127
    Commercial National Financial Corp...............................     923      19,651
#   Community Bank System, Inc.......................................  64,346   4,361,372
    Community Bankers Trust Corp.....................................  19,082     165,250
    Community Financial Corp. (The)..................................   4,091     136,312
*   Community First Bancshares, Inc..................................     927       9,446
    Community Trust Bancorp, Inc.....................................  22,705     994,706
    Community West Bancshares........................................   4,200      41,664
    ConnectOne Bancorp, Inc..........................................  40,336     979,358
*   Consumer Portfolio Services, Inc.................................  34,102     115,094
    County Bancorp, Inc..............................................   4,577     100,648
#*  Cowen, Inc., Class A.............................................  22,872     342,394
    Crawford & Co., Class A..........................................  32,830     347,670
    Crawford & Co., Class B..........................................  20,524     190,873
#*  Credit Acceptance Corp...........................................  21,904   9,589,790
#   Cullen/Frost Bankers, Inc........................................  55,663   5,014,123
*   Customers Bancorp, Inc...........................................  39,125     922,567
    CVB Financial Corp............................................... 136,289   2,832,085
    Diamond Hill Investment Group, Inc...............................   4,190     590,203
    Dime Community Bancshares, Inc...................................  54,333   1,048,084
    Discover Financial Services...................................... 156,725  12,578,748
    DNB Financial Corp...............................................   3,405     154,859
    Donegal Group, Inc., Class A.....................................  27,456     404,152
    Donegal Group, Inc., Class B.....................................   1,947      26,645
*   Donnelley Financial Solutions, Inc...............................  47,259     534,027
    E*TRADE Financial Corp........................................... 163,776   6,844,199
    Eagle Bancorp Montana, Inc.......................................   4,900      93,198
    Eagle Bancorp, Inc...............................................  40,386   1,823,024
    East West Bancorp, Inc........................................... 129,732   5,568,097
    Eaton Vance Corp.................................................  93,873   4,280,609
#*  eHealth, Inc.....................................................  21,317   1,471,726
*   Elevate Credit, Inc..............................................  26,246     107,346
    Emclaire Financial Corp..........................................     300       9,225
    Employers Holdings, Inc..........................................  41,844   1,771,675
#*  Encore Capital Group, Inc........................................  35,766   1,187,074
*   Enova International, Inc.........................................  52,265   1,227,705
*   Enstar Group, Ltd................................................  12,513   2,513,862
*   Entegra Financial Corp...........................................   4,888     147,129
    Enterprise Bancorp, Inc..........................................   6,706     199,906

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Enterprise Financial Services Corp...............................  30,672 $ 1,343,434
*   Equity Bancshares, Inc., Class A.................................  16,693     463,398
#   Erie Indemnity Co., Class A......................................  30,211   5,566,981
*   Esquire Financial Holdings, Inc..................................   4,067      98,828
    ESSA Bancorp, Inc................................................   7,776     127,138
    Essent Group, Ltd................................................  62,643   3,263,074
    Evans Bancorp, Inc...............................................   4,016     152,568
    Evercore, Inc., Class A..........................................  45,505   3,350,988
    Everest Re Group, Ltd............................................  23,301   5,990,454
#*  EZCORP, Inc., Class A............................................  77,547     407,897
#   FactSet Research Systems, Inc....................................  23,188   5,878,622
#   Farmers & Merchants Bancorp, Inc.................................   2,286      58,522
    Farmers National Banc Corp.......................................  18,865     281,466
    Fauquier Bankshares, Inc.........................................     700      13,790
    FB Financial Corp................................................  34,729   1,308,241
    FBL Financial Group, Inc., Class A...............................  28,036   1,608,706
    Federal Agricultural Mortgage Corp., Class A.....................     635      47,562
    Federal Agricultural Mortgage Corp., Class C.....................  11,172     946,157
    Federated Investors, Inc., Class B............................... 141,394   4,516,124
    FedNat Holding Co................................................  13,480     193,438
    Fidelity D&D Bancorp, Inc........................................   1,602     105,652
    Fidelity National Financial, Inc................................. 140,300   6,431,352
    Fifth Third Bancorp.............................................. 368,090  10,704,057
    Financial Institutions, Inc......................................  23,604     741,874
*   First Acceptance Corp............................................  16,289      12,543
    First American Financial Corp.................................... 118,781   7,338,290
    First Bancorp....................................................  38,199   1,442,012
    First BanCorp.................................................... 278,337   2,928,105
    First Bancorp, Inc...............................................   9,663     273,173
    First Bancshares, Inc. (The).....................................  10,073     332,006
    First Bank.......................................................  12,182     128,642
    First Busey Corp.................................................  64,334   1,696,488
    First Business Financial Services, Inc...........................   6,819     165,838
    First Capital, Inc...............................................   2,028     119,044
    First Choice Bancorp.............................................   5,940     132,818
    First Citizens BancShares, Inc., Class A.........................   9,362   4,605,355
    First Commonwealth Financial Corp................................ 125,496   1,768,239
    First Community Bancshares, Inc..................................  19,210     611,454
    First Community Corp.............................................   5,860     112,219
    First Defiance Financial Corp....................................  21,912     677,519
    First Financial Bancorp.......................................... 122,920   2,881,245
#   First Financial Bankshares, Inc..................................  99,822   3,322,076
    First Financial Corp.............................................   8,447     370,570
    First Financial Northwest, Inc...................................  13,447     190,275
    First Foundation, Inc............................................  51,805     829,398
    First Guaranty Bancshares, Inc...................................   1,765      37,065
    First Hawaiian, Inc..............................................   7,631     208,555
    First Horizon National Corp...................................... 325,711   5,201,605
    First Internet Bancorp...........................................   8,289     188,492
    First Interstate BancSystem, Inc., Class A.......................  42,696   1,791,524
    First Merchants Corp.............................................  68,206   2,697,547
    First Mid Bancshares, Inc........................................  13,169     459,598
    First Midwest Bancorp, Inc....................................... 140,824   2,892,525
    First Northwest Bancorp..........................................   7,811     137,239
    First of Long Island Corp. (The).................................  25,402     595,423
    First Republic Bank..............................................  47,024   5,001,473
    First Savings Financial Group, Inc...............................   1,058      65,533
    First United Corp................................................   5,001     117,023
*   First Western Financial, Inc.....................................   1,300      21,450

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    FirstCash, Inc...................................................  54,922 $ 4,634,868
    Flagstar Bancorp, Inc............................................  68,789   2,499,792
    Flushing Financial Corp..........................................  40,449     875,316
    FNB Corp......................................................... 259,622   3,131,041
    Franklin Financial Network, Inc..................................  17,772     591,274
    Franklin Financial Services Corp.................................     436      15,604
#   Franklin Resources, Inc.......................................... 131,346   3,618,582
    FS Bancorp, Inc..................................................   4,384     250,984
    Fulton Financial Corp............................................ 221,409   3,777,238
*   FVCBankcorp, Inc.................................................     840      14,465
#   GAIN Capital Holdings, Inc.......................................  36,233     152,903
    GAMCO Investors, Inc., Class A...................................   9,341     147,214
*   Genworth Financial, Inc., Class A................................ 268,656   1,149,848
    German American Bancorp, Inc.....................................  28,257     933,894
    Glacier Bancorp, Inc.............................................  87,779   3,714,807
    Global Indemnity, Ltd............................................  13,212     327,129
    Globe Life, Inc..................................................  60,777   5,915,425
    Goldman Sachs Group, Inc. (The)..................................  75,005  16,004,567
#   Goosehead Insurance, Inc., Class A...............................   1,234      63,156
*   Great Elm Capital Group, Inc.....................................   8,182      26,919
    Great Southern Bancorp, Inc......................................  18,454   1,114,991
    Great Western Bancorp, Inc.......................................  75,851   2,644,924
*   Green Dot Corp., Class A.........................................  62,298   1,796,674
    Greene County Bancorp, Inc.......................................     358       9,960
#   Greenhill & Co., Inc.............................................  18,254     295,715
#*  Greenlight Capital Re, Ltd., Class A.............................  39,376     425,261
    Guaranty Bancshares, Inc.........................................   7,192     227,699
    Guaranty Federal Bancshares, Inc.................................   1,800      43,686
*   Hallmark Financial Services, Inc.................................  19,071     339,845
    Hamilton Lane, Inc., Class A.....................................  19,882   1,185,365
#   Hancock Whitney Corp............................................. 102,551   3,999,489
    Hanmi Financial Corp.............................................  41,663     802,013
    Hanover Insurance Group, Inc. (The)..............................  41,123   5,416,310
*   HarborOne Bancrop, Inc...........................................  27,559     281,377
    Hartford Financial Services Group, Inc. (The).................... 195,278  11,146,468
    Hawthorn Bancshares, Inc.........................................   3,439      82,536
#   HCI Group, Inc...................................................  13,757     578,482
    Heartland Financial USA, Inc.....................................  42,316   1,979,542
#   Hennessy Advisors, Inc...........................................   5,706      63,337
    Heritage Commerce Corp...........................................  53,720     645,714
    Heritage Financial Corp..........................................  43,518   1,198,051
    Heritage Insurance Holdings, Inc.................................  32,470     432,500
    Hilltop Holdings, Inc............................................ 118,386   2,765,497
    Hingham Institution for Savings..................................   2,003     380,550
*   HMN Financial, Inc...............................................   3,012      63,403
    Home Bancorp, Inc................................................   8,231     314,095
    Home BancShares, Inc............................................. 150,350   2,778,468
*   HomeStreet, Inc..................................................  42,098   1,263,361
    HomeTrust Bancshares, Inc........................................   6,636     177,181
    Hope Bancorp, Inc................................................ 185,003   2,639,993
    Horace Mann Educators Corp.......................................  47,681   2,076,984
    Horizon Bancorp, Inc.............................................  47,538     867,806
    Houlihan Lokey, Inc..............................................  35,399   1,672,957
*   Howard Bancorp, Inc..............................................  16,911     283,767
    Huntington Bancshares, Inc....................................... 626,897   8,858,055
    IBERIABANK Corp..................................................  36,502   2,678,882
    IF Bancorp, Inc..................................................     723      15,534
#*  Impac Mortgage Holdings, Inc.....................................   1,461      11,615
    Independence Holding Co..........................................   7,983     312,135

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES     VALUE+
                                                                      ------- ------------
FINANCIALS -- (Continued)
    Independent Bank Corp............................................  36,378 $  2,985,906
    Independent Bank Corp............................................  28,585      643,448
    Independent Bank Group, Inc......................................  50,154    2,681,734
#   Interactive Brokers Group, Inc., Class A......................... 105,687    5,025,417
    Intercontinental Exchange, Inc................................... 129,584   12,222,363
    International Bancshares Corp....................................  84,765    3,471,974
*   INTL. FCStone, Inc...............................................  21,939      877,560
    Invesco, Ltd..................................................... 217,830    3,663,901
    Investar Holding Corp............................................   7,734      191,881
    Investors Bancorp, Inc........................................... 272,898    3,288,421
    Investors Title Co...............................................   1,811      274,729
    James River Group Holdings, Ltd..................................  36,329    1,300,941
    Janus Henderson Group P.L.C...................................... 112,215    2,595,533
    Jefferies Financial Group, Inc................................... 170,544    3,184,056
    JPMorgan Chase & Co.............................................. 944,852  118,030,912
    Kearny Financial Corp............................................ 127,177    1,784,293
    Kemper Corp......................................................  72,044    5,178,523
    Kentucky First Federal Bancorp...................................   1,549       11,618
    KeyCorp.......................................................... 474,334    8,523,782
    Kingstone Cos., Inc..............................................   5,834       47,080
    Kinsale Capital Group, Inc.......................................   8,917      942,705
    Ladenburg Thalmann Financial Services, Inc.......................  91,438      206,650
    Lake Shore Bancorp, Inc..........................................   1,022       15,248
    Lakeland Bancorp, Inc............................................  59,053      977,327
#   Lakeland Financial Corp..........................................  27,255    1,268,720
    Landmark Bancorp, Inc............................................   2,463       57,117
    Lazard, Ltd., Class A............................................ 115,809    4,323,150
    LCNB Corp........................................................  14,976      270,766
    LegacyTexas Financial Group, Inc.................................  58,891    2,505,223
    Legg Mason, Inc..................................................  85,041    3,168,628
*   LendingClub Corp................................................. 101,094    1,277,828
#*  LendingTree, Inc.................................................   7,499    2,698,515
    Level One Bancorp, Inc...........................................   5,109      124,660
*   Limestone Bancorp, Inc...........................................   1,427       21,476
    Lincoln National Corp............................................ 105,037    5,932,490
#   Live Oak Bancshares, Inc.........................................  42,874      778,163
    Loews Corp....................................................... 141,970    6,956,530
    LPL Financial Holdings, Inc...................................... 144,676   11,695,608
    Luther Burbank Corp..............................................   3,141       36,341
    M&T Bank Corp....................................................  44,186    6,916,435
    Macatawa Bank Corp...............................................  31,316      327,409
    Mackinac Financial Corp..........................................   7,534      117,832
    Maiden Holdings, Ltd.............................................  99,949       57,471
#*  MainStreet Bancshares, Inc.......................................   1,520       31,525
*   Malvern Bancorp, Inc.............................................   5,035      112,683
*   Markel Corp......................................................   6,509    7,622,039
    MarketAxess Holdings, Inc........................................  18,326    6,754,780
    Marlin Business Services Corp....................................  17,363      412,198
    Marsh & McLennan Cos., Inc.......................................  97,170   10,068,755
*   MBIA, Inc........................................................ 166,900    1,550,501
    Mercantile Bank Corp.............................................  16,848      593,218
    Merchants Bancorp................................................   1,147       18,731
    Mercury General Corp.............................................  70,022    3,365,257
    Meridian Bancorp, Inc............................................  66,931    1,309,170
*   Meridian Corp....................................................   1,506       26,732
    Meta Financial Group, Inc........................................  43,776    1,385,948
    MetLife, Inc..................................................... 203,336    9,514,091
*   Metropolitan Bank Holding Corp...................................   3,222      138,353
    MGIC Investment Corp............................................. 111,894    1,534,067

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Mid Penn Bancorp, Inc............................................   2,232 $    56,916
    Middlefield Banc Corp............................................   2,077      95,542
    Midland States Bancorp, Inc......................................  16,030     429,604
    MidWestOne Financial Group, Inc..................................  10,788     351,635
*   MMA Capital Holdings, Inc........................................   4,788     152,402
    Moelis & Co., Class A............................................  34,589   1,234,136
    Moody's Corp.....................................................  41,220   9,096,842
    Morgan Stanley................................................... 358,555  16,511,458
    Morningstar, Inc.................................................  39,025   6,315,806
#*  Mr Cooper Group, Inc.............................................  19,504     249,651
    MSB Financial Corp...............................................   1,903      29,877
    MSCI, Inc........................................................  67,973  15,943,747
    MutualFirst Financial, Inc.......................................   9,030     360,207
    MVB Financial Corp...............................................   9,643     194,306
    Nasdaq, Inc......................................................  85,845   8,564,756
    National Bank Holdings Corp., Class A............................  37,669   1,295,814
    National Bankshares, Inc.........................................   2,690     113,195
    National General Holdings Corp................................... 101,362   2,161,038
    National Western Life Group, Inc., Class A.......................   4,022   1,096,397
    Navient Corp..................................................... 379,605   5,227,161
    NBT Bancorp, Inc.................................................  58,704   2,333,484
    Nelnet, Inc., Class A............................................  37,333   2,287,393
    New York Community Bancorp, Inc.................................. 282,910   3,295,901
>>  NewStar Financial, Inc...........................................  42,768      30,036
*   NI Holdings, Inc.................................................   8,302     145,285
*   Nicholas Financial, Inc..........................................   1,248      10,496
*   Nicolet Bankshares, Inc..........................................   3,377     232,945
*   NMI Holdings, Inc., Class A......................................  81,693   2,389,520
*   Northeast Bank...................................................   6,219     133,149
    Northern Trust Corp.............................................. 101,409  10,108,449
    Northfield Bancorp, Inc..........................................  66,163   1,125,433
    Northrim BanCorp, Inc............................................   6,426     250,293
    Northwest Bancshares, Inc........................................ 139,017   2,345,217
    Norwood Financial Corp...........................................   3,638     113,506
#   Oak Valley Bancorp...............................................   4,855      81,079
    OceanFirst Financial Corp........................................  58,841   1,408,065
#   Oconee Federal Financial Corp....................................     400       9,000
*   Ocwen Financial Corp.............................................  26,744      45,197
    OFG Bancorp......................................................  60,052   1,219,656
    Ohio Valley Banc Corp............................................   4,777     175,507
    Old Line Bancshares, Inc.........................................  16,288     476,913
#   Old National Bancorp............................................. 194,483   3,499,722
    Old Point Financial Corp.........................................   2,663      64,098
    Old Republic International Corp.................................. 236,951   5,293,485
    Old Second Bancorp, Inc..........................................   9,603     115,908
*   On Deck Capital, Inc.............................................  84,683     377,686
    OneMain Holdings, Inc............................................  55,271   2,210,840
    Oppenheimer Holdings, Inc., Class A..............................  10,148     276,026
    Opus Bank........................................................  40,132     994,872
#   Origin Bancorp, Inc..............................................   7,854     276,382
    Oritani Financial Corp...........................................  74,180   1,384,199
    Orrstown Financial Services, Inc.................................   8,572     185,927
*   Pacific Mercantile Bancorp.......................................  17,616     126,131
    Pacific Premier Bancorp, Inc.....................................  74,620   2,518,798
    PacWest Bancorp.................................................. 105,429   3,899,819
#   Park National Corp...............................................  16,834   1,704,442
    Parke Bancorp, Inc...............................................   8,665     208,307
    PB Bancorp, Inc..................................................   2,175      32,799
    PCB Bancorp......................................................   4,318      72,240

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    PCSB Financial Corp..............................................  14,391 $   291,562
    Peapack Gladstone Financial Corp.................................  23,355     681,966
    Penns Woods Bancorp, Inc.........................................   5,436     166,179
*   Pennymac Financial Services, Inc.................................  68,342   2,127,486
    Peoples Bancorp of North Carolina, Inc...........................   3,810     113,309
    Peoples Bancorp, Inc.............................................  22,037     720,830
    Peoples Financial Services Corp..................................   2,331     114,639
#   People's United Financial, Inc................................... 232,515   3,759,768
    People's Utah Bancorp............................................  12,713     369,948
    Pinnacle Financial Partners, Inc.................................  51,552   3,032,289
    Piper Jaffray Cos................................................  19,045   1,495,794
    PJT Partners, Inc., Class A......................................  19,725     819,179
    Plumas Bancorp...................................................   3,091      68,002
    PNC Financial Services Group, Inc. (The)......................... 104,954  15,396,752
#*  Ponce de Leon Federal Bank.......................................  14,479     203,140
    Popular, Inc.....................................................  94,942   5,170,541
#*  PRA Group, Inc...................................................  57,333   1,945,309
    Preferred Bank...................................................  16,917     901,845
    Premier Financial Bancorp, Inc...................................  12,010     213,178
    Primerica, Inc...................................................  58,393   7,368,029
    Principal Financial Group, Inc................................... 152,724   8,152,407
    ProAssurance Corp................................................  64,135   2,515,375
    Progressive Corp. (The).......................................... 140,012   9,758,836
#   Prosperity Bancshares, Inc.......................................  61,371   4,235,826
    Protective Insurance Corp., Class A..............................     298       4,425
    Protective Insurance Corp., Class B..............................   9,068     144,272
*   Provident Bancorp, Inc...........................................  12,143     138,430
    Provident Financial Holdings, Inc................................   6,656     133,519
    Provident Financial Services, Inc................................  82,071   2,047,671
    Prudential Bancorp, Inc..........................................   6,497     113,373
    Prudential Financial, Inc........................................  92,516   8,431,908
    Pzena Investment Management, Inc., Class A.......................   8,763      72,733
    QCR Holdings, Inc................................................  16,621     674,480
    Radian Group, Inc................................................  80,134   2,011,363
*   Randolph Bancorp, Inc............................................   1,654      24,909
    Raymond James Financial, Inc.....................................  70,406   5,878,197
    RBB Bancorp......................................................   9,560     192,538
*   Regional Management Corp.........................................  17,091     494,443
    Regions Financial Corp........................................... 528,983   8,516,626
    Reinsurance Group of America, Inc................................  36,993   6,010,253
    RenaissanceRe Holdings, Ltd......................................  40,944   7,663,898
    Renasant Corp....................................................  66,937   2,322,714
    Republic Bancorp, Inc., Class A..................................  16,710     743,094
*   Republic First Bancorp, Inc......................................  49,443     200,244
    Riverview Bancorp, Inc...........................................  17,979     129,269
#   RLI Corp.........................................................  35,939   3,497,583
    S&P Global, Inc..................................................  60,312  15,559,893
    S&T Bancorp, Inc.................................................  44,399   1,671,844
*   Safeguard Scientifics, Inc.......................................  28,786     325,570
    Safety Insurance Group, Inc......................................  21,435   2,083,482
    Salisbury Bancorp, Inc...........................................   1,410      53,665
    Sandy Spring Bancorp, Inc........................................  42,918   1,480,671
    Santander Consumer USA Holdings, Inc............................. 244,328   6,127,746
    SB Financial Group, Inc..........................................   3,331      56,361
    SB One Bancorp...................................................  11,401     251,734
*   Seacoast Banking Corp. of Florida................................  35,223     986,244
*   Security National Financial Corp., Class A.......................   3,558      17,541
    SEI Investments Co............................................... 117,956   7,067,924
*   Select Bancorp, Inc..............................................  16,697     188,676

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
    Selective Insurance Group, Inc...................................  78,380 $ 5,417,626
#   ServisFirst Bancshares, Inc......................................  49,786   1,742,510
    Severn Bancorp, Inc..............................................   4,355      36,147
    Shore Bancshares, Inc............................................   9,404     146,796
    Sierra Bancorp...................................................  16,572     451,421
    Signature Bank...................................................  31,123   3,682,473
    Silvercrest Asset Management Group, Inc., Class A................   3,719      44,702
    Simmons First National Corp., Class A............................ 116,809   2,794,071
    SLM Corp......................................................... 522,602   4,410,761
*   SmartFinancial, Inc..............................................   8,032     169,074
    Sound Financial Bancorp, Inc.....................................     771      28,373
    South State Corp.................................................  40,232   3,172,696
*   Southern First Bancshares, Inc...................................   6,964     280,719
    Southern Missouri Bancorp, Inc...................................   5,510     200,619
    Southern National Bancorp of Virginia, Inc.......................  21,058     333,559
#   Southside Bancshares, Inc........................................  44,541   1,534,437
*   Spirit of Texas Bancshares, Inc..................................  11,186     233,787
    Standard AVB Financial Corp......................................   2,079      57,755
    State Auto Financial Corp........................................  52,143   1,725,412
    State Street Corp................................................  97,787   6,460,787
    Sterling Bancorp................................................. 215,171   4,228,110
    Sterling Bancorp, Inc............................................   8,152      78,993
    Stewardship Financial Corp.......................................   3,021      47,581
    Stewart Information Services Corp................................  34,612   1,416,323
    Stifel Financial Corp............................................  53,898   3,017,210
    Stock Yards Bancorp, Inc.........................................  25,424   1,015,435
    Summit Financial Group, Inc......................................   6,667     169,742
    Summit State Bank................................................   2,851      34,526
    SunTrust Banks, Inc.............................................. 121,161   8,280,143
*   SVB Financial Group..............................................  33,790   7,483,809
    Synchrony Financial.............................................. 519,226  18,365,024
    Synovus Financial Corp........................................... 180,452   6,111,909
    T Rowe Price Group, Inc.......................................... 140,246  16,240,487
    TCF Financial Corp............................................... 166,551   6,593,754
    TD Ameritrade Holding Corp....................................... 121,680   4,670,078
    Territorial Bancorp, Inc.........................................  11,411     337,309
#   Teton Advisors, Inc., Class A....................................      29       1,508
*   Texas Capital Bancshares, Inc....................................  60,964   3,295,714
#   TFS Financial Corp............................................... 135,866   2,616,779
>>  TheStreet.Com, Inc...............................................   1,783         160
*   Third Point Reinsurance, Ltd..................................... 109,600   1,040,104
    Timberland Bancorp, Inc..........................................   8,097     214,571
    Tiptree, Inc.....................................................  47,142     346,494
    Tompkins Financial Corp..........................................  17,476   1,529,325
    Towne Bank.......................................................  88,500   2,485,965
    Travelers Cos., Inc. (The)....................................... 100,425  13,161,700
    TriCo Bancshares.................................................  35,071   1,319,722
*   TriState Capital Holdings, Inc...................................  35,514     821,084
*   Triumph Bancorp, Inc.............................................  32,221   1,045,571
    TrustCo Bank Corp. NY............................................ 123,977   1,071,161
    Trustmark Corp...................................................  95,584   3,280,443
    Two River Bancorp................................................   5,292     110,973
    U.S. Bancorp..................................................... 397,812  22,683,240
    UMB Financial Corp...............................................  44,533   2,906,224
    Umpqua Holdings Corp............................................. 183,754   2,906,988
#   Union Bankshares, Inc............................................     619      20,576
    United Bancshares, Inc...........................................     606      12,799
    United Bankshares, Inc...........................................  88,705   3,507,396
    United Community Banks, Inc......................................  96,002   2,900,220

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES       VALUE+
                                                                      --------- --------------
FINANCIALS -- (Continued)
    United Community Financial Corp..................................    58,731 $      668,946
    United Financial Bancorp, Inc....................................    64,377        909,003
    United Fire Group, Inc...........................................    30,167      1,373,202
    United Insurance Holdings Corp...................................    49,560        607,606
    United Security Bancshares.......................................    11,687        118,857
    Unity Bancorp, Inc...............................................     9,514        207,786
#   Universal Insurance Holdings, Inc................................    55,727      1,510,759
    Univest Financial Corp...........................................    36,576        941,832
    Unum Group.......................................................   130,691      3,599,230
#   Valley National Bancorp..........................................   223,443      2,587,470
    Value Line, Inc..................................................     1,300         26,299
    Veritex Holdings, Inc............................................    44,050      1,084,511
#   Victory Capital Holdings, Inc., Class A..........................    11,394        177,291
#   Virtu Financial, Inc., Class A...................................    76,147      1,291,453
    Virtus Investment Partners, Inc..................................     9,673      1,049,327
    Voya Financial, Inc..............................................    89,684      4,839,349
#   Waddell & Reed Financial, Inc., Class A..........................   105,608      1,748,868
    Walker & Dunlop, Inc.............................................    48,984      3,085,502
    Washington Federal, Inc..........................................   114,583      4,177,696
    Washington Trust Bancorp, Inc....................................    18,309        935,407
    Waterstone Financial, Inc........................................    36,010        670,866
    Webster Financial Corp...........................................    93,484      4,122,644
#   Wellesley Bank...................................................       542         17,209
    Wells Fargo & Co................................................. 1,245,689     64,314,923
    WesBanco, Inc....................................................    65,694      2,469,437
    West Bancorporation, Inc.........................................    19,598        460,161
#   Westamerica Bancorporation.......................................    27,388      1,808,156
    Western Alliance Bancorp.........................................   101,538      5,008,870
    Western New England Bancorp, Inc.................................    30,474        291,331
    Westwood Holdings Group, Inc.....................................     8,986        271,647
    White Mountains Insurance Group, Ltd.............................     4,013      4,297,923
    Willis Towers Watson P.L.C.......................................    46,472      8,685,617
    Wintrust Financial Corp..........................................    49,595      3,165,153
#   WisdomTree Investments, Inc......................................   172,421        881,071
*   World Acceptance Corp............................................    12,817      1,330,533
    WR Berkley Corp..................................................   103,610      7,242,339
    WSFS Financial Corp..............................................    67,389      2,841,794
    WVS Financial Corp...............................................       757         11,590
    Zions Bancorp NA.................................................   135,981      6,590,999
                                                                                --------------
TOTAL FINANCIALS.....................................................            1,694,717,379
                                                                                --------------
HEALTH CARE -- (11.3%)
    Abbott Laboratories..............................................   229,239     19,166,673
    AbbVie, Inc......................................................   196,114     15,600,869
*   ABIOMED, Inc.....................................................    11,311      2,347,937
#*  Acadia Healthcare Co., Inc.......................................   103,370      3,100,066
*   ACADIA Pharmaceuticals, Inc......................................    11,433        484,874
*   Accuray, Inc.....................................................    33,775         87,815
#*  Acer Therapeutics, Inc...........................................       819          2,563
*   Achillion Pharmaceuticals, Inc...................................   174,484      1,118,442
#*  Aclaris Therapeutics, Inc........................................    16,847         29,482
*   Addus HomeCare Corp..............................................    11,870        999,573
*   Aduro Biotech, Inc...............................................    40,320         45,965
#*  Adverum Biotechnologies, Inc.....................................    58,537        425,564
*   Aeglea BioTherapeutics, Inc......................................    17,876        136,036
    Agilent Technologies, Inc........................................   111,385      8,437,414
#*  Agios Pharmaceuticals, Inc.......................................     9,632        289,731
*   Akebia Therapeutics, Inc.........................................    59,882        223,360
*   Akorn, Inc.......................................................   105,691        527,398

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
*   Albireo Pharma, Inc..............................................   9,695 $   178,097
#*  Aldeyra Therapeutics, Inc........................................  14,742      82,408
*   Alexion Pharmaceuticals, Inc.....................................  44,738   4,715,385
*   Align Technology, Inc............................................  36,980   9,329,684
*   Alkermes P.L.C...................................................  27,027     527,837
*   Allena Pharmaceuticals, Inc......................................   5,792      30,524
    Allergan P.L.C...................................................  60,237  10,608,338
*   Allscripts Healthcare Solutions, Inc............................. 208,406   2,279,962
*   Alnylam Pharmaceuticals, Inc.....................................  19,376   1,680,674
*   Alpine Immune Sciences, Inc......................................   1,694       5,658
#*  AMAG Pharmaceuticals, Inc........................................   7,668      74,418
*   Amedisys, Inc....................................................  26,906   3,457,959
*   American Renal Associates Holdings, Inc..........................  18,250     151,840
    AmerisourceBergen Corp...........................................  99,693   8,511,788
    Amgen, Inc....................................................... 149,649  31,912,649
*   Amicus Therapeutics, Inc.........................................  66,960     564,473
*   AMN Healthcare Services, Inc.....................................  88,405   5,194,678
*   Amphastar Pharmaceuticals, Inc...................................  44,669     862,782
#*  AnaptysBio, Inc..................................................  20,398     769,413
*   AngioDynamics, Inc...............................................  50,849     777,990
*   ANI Pharmaceuticals, Inc.........................................  16,144   1,261,008
#*  Anika Therapeutics, Inc..........................................  16,824   1,184,241
    Anthem, Inc......................................................  82,100  22,091,468
*   Apollo Endosurgery, Inc..........................................   3,804      11,678
*   Applied Genetic Technologies Corp................................   9,627      29,170
    Apyx Medical Corp................................................  18,279     120,641
*   Arcus Biosciences, Inc...........................................  17,888     140,421
#*  Ardelyx, Inc.....................................................  52,822     264,110
#*  Arena Pharmaceuticals, Inc.......................................  36,626   1,784,236
*   Assembly Biosciences, Inc........................................  25,014     412,981
*   Assertio Therapeutics, Inc.......................................  58,005      45,830
#*  Atara Biotherapeutics, Inc.......................................  43,276     472,574
    Atrion Corp......................................................   1,573   1,326,715
*   Audentes Therapeutics, Inc.......................................  41,785   1,124,016
*   Avanos Medical, Inc..............................................  60,076   2,645,747
*   AxoGen, Inc......................................................   4,593      57,114
    Baxter International, Inc........................................ 101,472   7,782,902
    Becton Dickinson and Co..........................................  43,543  11,147,008
*   Biogen, Inc......................................................  44,936  13,422,833
*   BioMarin Pharmaceutical, Inc.....................................  24,458   1,790,570
*   Bio-Rad Laboratories, Inc., Class A..............................  18,090   5,999,006
*   BioSpecifics Technologies Corp...................................   7,011     339,543
    Bio-Techne Corp..................................................  19,795   4,120,725
*   BioTelemetry, Inc................................................  40,786   1,605,337
#*  Bluebird Bio, Inc................................................  13,460   1,090,260
*   Boston Scientific Corp........................................... 165,559   6,903,810
#   Bristol-Myers Squibb Co.......................................... 313,084  17,961,629
*   Brookdale Senior Living, Inc..................................... 224,592   1,650,751
    Bruker Corp......................................................  94,750   4,216,375
*   Calithera Biosciences, Inc.......................................  30,755      88,574
*   Cambrex Corp.....................................................  44,319   2,647,174
#   Cantel Medical Corp..............................................  27,844   2,029,549
*   Capital Senior Living Corp.......................................  30,415     125,006
    Cardinal Health, Inc............................................. 114,710   5,672,409
*   Cardiovascular Systems, Inc......................................   4,460     198,559
*   Castlight Health, Inc., Class B..................................  85,300     128,803
*   Catalent, Inc.................................................... 140,973   6,858,336
#*  Catalyst Biosciences, Inc........................................   4,256      23,153
*   Celgene Corp.....................................................  97,802  10,565,550

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
#*  Cellular Biomedicine Group, Inc..................................   1,300 $    23,777
*   Centene Corp..................................................... 192,082  10,195,713
    Cerner Corp...................................................... 170,353  11,434,093
*   Charles River Laboratories International, Inc....................  60,390   7,849,492
*   Chembio Diagnostics, Inc.........................................   2,903      15,531
    Chemed Corp......................................................  14,479   5,703,423
#*  ChemoCentryx, Inc................................................  19,906     171,192
#*  Chiasma, Inc.....................................................   4,306      22,563
*   Chimerix, Inc....................................................  43,891      62,764
#*  Cidara Therapeutics, Inc.........................................   3,901       8,543
*   Cigna Corp....................................................... 131,831  23,526,560
*   Cocrystal Pharma, Inc............................................  10,001       7,351
*   Collegium Pharmaceutical, Inc....................................   4,465      53,580
#*  Community Health Systems, Inc....................................  45,027     159,396
    Computer Programs & Systems, Inc.................................  12,920     298,064
*   Concert Pharmaceuticals, Inc.....................................  27,172     169,282
    CONMED Corp......................................................  28,648   3,151,853
#*  Constellation Pharmaceuticals, Inc...............................   6,993      96,573
    Cooper Cos., Inc. (The)..........................................  19,448   5,659,368
#*  Corcept Therapeutics, Inc........................................ 107,494   1,568,337
*   CorVel Corp......................................................  19,547   1,546,559
#*  Corvus Pharmaceuticals, Inc......................................  12,238      40,753
#*  Covetrus, Inc....................................................  24,314     241,073
*   Cross Country Healthcare, Inc....................................  39,133     423,028
*   CryoLife, Inc....................................................  34,272     769,406
#*  Cumberland Pharmaceuticals, Inc..................................  12,297      64,682
*   Cutera, Inc......................................................   8,996     283,374
    CVS Health Corp.................................................. 437,696  29,058,637
*   Cyclerion Therapeutics, Inc......................................   2,500       5,975
*   Cymabay Therapeutics, Inc........................................  50,683     227,567
*   CytomX Therapeutics, Inc.........................................  32,340     198,244
    Danaher Corp..................................................... 122,501  16,883,088
*   DaVita, Inc...................................................... 116,580   6,831,588
*   Deciphera Pharmaceuticals, Inc...................................  49,867   2,211,103
#*  Denali Therapeutics, Inc.........................................  22,377     350,648
    DENTSPLY SIRONA, Inc............................................. 101,162   5,541,654
#*  Dermira, Inc.....................................................  24,309     162,627
*   DexCom, Inc......................................................   8,806   1,358,237
*   Digirad Corp.....................................................     862       3,526
#*  Diplomat Pharmacy, Inc...........................................  90,391     491,727
#*  Dyadic International, Inc........................................   2,750      17,133
*   Eagle Pharmaceuticals, Inc.......................................   6,909     433,194
*   Edwards Lifesciences Corp........................................  23,796   5,672,490
*   Eiger BioPharmaceuticals, Inc....................................   2,291      24,972
#*  Elanco Animal Health, Inc........................................  61,311   1,656,623
>>  Elanco Animal Health, Inc........................................  36,632           0
    Eli Lilly & Co................................................... 150,141  17,108,567
#*  Eloxx Pharmaceuticals, Inc.......................................   3,776      22,996
*   Emergent BioSolutions, Inc.......................................  50,168   2,867,603
*   Enanta Pharmaceuticals, Inc......................................  19,378   1,179,733
    Encompass Health Corp............................................ 128,110   8,201,602
*   Endo International P.L.C.........................................  85,023     390,256
*   Endologix, Inc...................................................   5,099      12,493
#*  Enochian Biosciences, Inc........................................  13,353      76,112
    Ensign Group, Inc. (The).........................................  64,263   2,715,112
*   Enzo Biochem, Inc................................................  64,190     202,840
#*  Epizyme, Inc.....................................................  48,441     557,556
#*  Evelo Biosciences, Inc...........................................   2,447      15,979
#*  Evolent Health, Inc., Class A....................................  94,253     718,208

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES     VALUE+
                                                                      ------- ------------
HEALTH CARE -- (Continued)
*   Exact Sciences Corp..............................................  11,578 $  1,007,286
*   Exelixis, Inc.................................................... 191,428    2,957,563
#*  FibroGen, Inc....................................................  19,411      759,941
*   Five Prime Therapeutics, Inc.....................................  41,340      163,293
*   Flexion Therapeutics, Inc........................................   9,342      160,402
*   FONAR Corp.......................................................   4,738       96,324
*   Fulgent Genetics, Inc............................................   2,085       19,974
#*  G1 Therapeutics, Inc.............................................  36,104      766,127
#*  Genomic Health, Inc..............................................   6,104      407,015
    Gilead Sciences, Inc............................................. 358,498   22,839,908
#*  Global Blood Therapeutics, Inc...................................  40,259    1,930,419
*   Globus Medical, Inc., Class A....................................  69,048    3,616,044
#*  GlycoMimetics, Inc...............................................  33,333      175,998
#*  Guardant Health, Inc.............................................   9,620      668,590
*   Haemonetics Corp.................................................  39,988    4,827,751
*   Halozyme Therapeutics, Inc.......................................  15,424      236,296
*   Hanger, Inc......................................................  16,479      372,590
#*  Harvard Bioscience, Inc..........................................  31,221       87,419
    HCA Healthcare, Inc..............................................  23,046    3,077,563
*   HealthEquity, Inc................................................  26,457    1,502,493
*   HealthStream, Inc................................................  31,090      872,385
*   Henry Schein, Inc................................................  60,787    3,804,354
#*  Heron Therapeutics, Inc..........................................   8,228      174,845
#*  Heska Corp.......................................................   3,504      283,894
    Hill-Rom Holdings, Inc...........................................  85,379    8,938,328
*   HMS Holdings Corp................................................  71,942    2,351,784
*   Hologic, Inc..................................................... 197,703    9,551,032
*   Horizon Therapeutics P.L.C....................................... 184,545    5,335,196
    Humana, Inc......................................................  61,779   18,175,382
*   ICU Medical, Inc.................................................  12,586    2,034,023
*   IDEXX Laboratories, Inc..........................................  31,652    9,021,137
*   Illumina, Inc....................................................   8,628    2,549,747
*   Incyte Corp......................................................  25,048    2,102,028
*   Infinity Pharmaceuticals, Inc....................................  17,364       18,059
*   InfuSystem Holdings, Inc.........................................   3,809       26,396
#*  Innoviva, Inc....................................................  76,744      891,765
*   Inogen, Inc......................................................  20,776    1,130,942
#*  Inovalon Holdings, Inc., Class A.................................  21,381      334,185
#*  Inovio Pharmaceuticals, Inc......................................  36,606       77,971
#*  Insmed, Inc......................................................  40,738      757,319
*   Inspire Medical Systems, Inc.....................................  10,853      661,816
#*  Insulet Corp.....................................................   6,319      918,277
*   Integer Holdings Corp............................................  26,683    2,066,332
*   Integra LifeSciences Holdings Corp...............................  56,322    3,270,055
#*  Intellia Therapeutics, Inc.......................................  40,445      504,956
#*  Intra-Cellular Therapies, Inc....................................  51,660      477,855
#*  IntriCon Corp....................................................   4,649       96,141
*   Intuitive Surgical, Inc..........................................   9,363    5,177,271
#   Invacare Corp....................................................  40,299      311,108
*   Ionis Pharmaceuticals, Inc.......................................  16,444      916,260
#*  Iovance Biotherapeutics, Inc.....................................  44,215      934,263
*   IQVIA Holdings, Inc..............................................  67,604    9,763,370
#*  IRIDEX Corp......................................................   3,478        6,156
#   IVERIC bio, Inc..................................................  19,992       65,574
*   Jazz Pharmaceuticals P.L.C.......................................  34,366    4,317,401
    Johnson & Johnson................................................ 811,788  107,188,488
*   Jounce Therapeutics, Inc.........................................  20,531       74,220
*   Kadmon Holdings, Inc.............................................   8,882       25,669
#*  Kala Pharmaceuticals, Inc........................................  17,388       63,118

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE+
                                                                       ------- -----------
HEALTH CARE -- (Continued)
*    KalVista Pharmaceuticals, Inc....................................   4,537 $    48,092
#*   Karyopharm Therapeutics, Inc.....................................  39,061     457,014
     Kewaunee Scientific Corp.........................................   1,276      20,301
*    Kindred Biosciences, Inc.........................................  33,036     269,904
#*   Kodiak Sciences, Inc.............................................   2,330      48,254
*    Kura Oncology, Inc...............................................  32,207     482,461
*    Laboratory Corp. of America Holdings.............................  50,564   8,331,430
#*   Lannett Co., Inc.................................................  22,129     263,114
*    Lantheus Holdings, Inc...........................................  52,402   1,092,582
#    LeMaitre Vascular, Inc...........................................  18,926     654,840
#*   LHC Group, Inc...................................................  38,941   4,321,283
#*   Ligand Pharmaceuticals, Inc......................................  18,401   2,002,213
#*   Lipocine, Inc....................................................   5,003      13,458
*    LivaNova P.L.C...................................................  33,811   2,391,452
     Luminex Corp.....................................................  40,939     839,045
*    MacroGenics, Inc.................................................  41,093     349,291
*    Madrigal Pharmaceuticals, Inc....................................  14,703   1,358,998
*    Magellan Health, Inc.............................................  29,704   1,927,790
#*   Mallinckrodt P.L.C............................................... 104,096     328,943
#*   Marinus Pharmaceuticals, Inc.....................................  27,955      32,707
*    Masimo Corp......................................................  38,626   5,631,285
     McKesson Corp....................................................  72,185   9,600,605
*>>  MedCath Corp.....................................................   9,997           0
*    MEDNAX, Inc......................................................  97,527   2,141,693
*    Medpace Holdings, Inc............................................  34,236   2,520,797
     Medtronic P.L.C.................................................. 226,678  24,685,234
*    MEI Pharma, Inc..................................................  12,900      23,349
*    Melinta Therapeutics, Inc........................................   2,768       7,197
*    Menlo Therapeutics, Inc..........................................  23,115     117,193
     Merck & Co., Inc................................................. 615,510  53,340,097
     Meridian Bioscience, Inc.........................................  67,232     658,201
*    Merit Medical Systems, Inc.......................................  44,657     922,390
     Merrimack Pharmaceuticals, Inc...................................   6,647      26,256
#*   Mersana Therapeutics, Inc........................................   6,913      12,996
#    Mesa Laboratories, Inc...........................................   3,467     789,609
*    Mettler-Toledo International, Inc................................   9,121   6,429,758
#    Millendo Therapeutics, Inc.......................................   9,307      67,103
*    Minerva Neurosciences, Inc.......................................  42,207     200,061
*    Mirati Therapeutics, Inc.........................................   7,652     720,665
*    Molecular Templates, Inc.........................................  22,407     189,563
*    Molina Healthcare, Inc...........................................  66,038   7,768,710
*    Momenta Pharmaceuticals, Inc.....................................  89,402   1,383,943
*    Mylan NV......................................................... 249,180   4,771,797
#*   MyoKardia Inc....................................................   2,441     139,943
*    Myriad Genetics, Inc.............................................  70,310   2,367,338
#*   Nabriva Therapeutics P.L.C.......................................  29,403      56,748
     National HealthCare Corp.........................................  17,792   1,462,147
     National Research Corp...........................................  11,130     639,196
*    Natus Medical, Inc...............................................  31,308   1,054,453
*    Neogen Corp......................................................  27,994   1,821,290
#*   NeoGenomics, Inc.................................................  29,968     687,166
*    Neurocrine Biosciences, Inc......................................   9,115     906,851
*    NextGen Healthcare, Inc..........................................  62,291   1,053,029
#*   Novocure, Ltd....................................................   7,368     527,844
*    NuVasive, Inc....................................................  65,453   4,617,055
#*   Nuvectra Corp....................................................   9,196      12,139
#*   ObsEva SA........................................................   7,523      58,078
*    Omnicell, Inc....................................................  32,637   2,297,318
#*   OPKO Health, Inc................................................. 104,349     148,176

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE+
                                                                      --------- -----------
HEALTH CARE -- (Continued)
*   Option Care Health, Inc..........................................     8,203 $    29,039
*   OraSure Technologies, Inc........................................    59,723     510,034
*   Orthofix Medical, Inc............................................    18,760     788,483
*   Otonomy, Inc.....................................................    20,058      45,732
#*  Ovid therapeutics, Inc...........................................    10,234      23,641
#   Owens & Minor, Inc...............................................    67,528     454,463
*   Oxford Immunotec Global P.L.C....................................    18,459     286,299
*   Pacira BioSciences, Inc..........................................    13,839     560,341
#   Patterson Cos., Inc..............................................   106,925   1,831,625
#*  PDL BioPharma, Inc...............................................   183,404     517,199
    Pennant Group, Inc...............................................    32,131     578,037
#*  Penumbra, Inc....................................................     2,958     461,359
    PerkinElmer, Inc.................................................    60,588   5,208,144
    Perrigo Co. P.L.C................................................    69,673   3,694,062
#*  PetIQ, Inc.......................................................    20,575     508,614
*   Pfenex, Inc......................................................    17,614     162,401
    Pfizer, Inc...................................................... 1,591,302  61,058,258
    Phibro Animal Health Corp., Class A..............................    21,512     515,428
#*  Pieris Pharmaceuticals, Inc......................................    18,423      60,980
*   PRA Health Sciences, Inc.........................................    51,907   5,071,833
#*  Premier, Inc., Class A...........................................    65,577   2,136,499
*   Prestige Consumer Healthcare, Inc................................    67,883   2,407,131
#*  Progenics Pharmaceuticals, Inc...................................    42,113     223,620
*   Protagonist Therapeutics, Inc....................................    16,855     226,700
*   Prothena Corp. P.L.C.............................................    41,695     379,424
*   Providence Service Corp. (The)...................................    14,660     936,334
    Psychemedics Corp................................................       478       4,603
#*  Pulse Biosciences, Inc...........................................     2,315      32,595
    Quest Diagnostics, Inc...........................................    83,636   8,468,145
*   Quidel Corp......................................................    31,504   1,792,578
#*  Quorum Health Corp...............................................    30,755      34,138
*   R1 RCM, Inc......................................................    13,637     144,961
*   Ra Pharmaceuticals, Inc..........................................    12,555     590,964
*   RadNet, Inc......................................................    39,944     623,925
#*  Reata Pharmaceuticals Inc., Class A..............................     1,527     314,684
*   Regeneron Pharmaceuticals, Inc...................................    13,041   3,994,197
#*  REGENXBIO, Inc...................................................    36,222   1,292,763
*   Repligen Corp....................................................    35,241   2,801,307
    ResMed, Inc......................................................    46,588   6,891,297
#*  Retrophin, Inc...................................................    38,496     461,952
#*  Revance Therapeutics, Inc........................................    21,517     336,956
*   Rhythm Pharmaceuticals, Inc......................................    16,829     358,794
#*  Rigel Pharmaceuticals, Inc.......................................   122,448     251,018
#*  Rocket Pharmaceuticals, Inc......................................    21,473     312,217
*   RTI Surgical Holdings, Inc.......................................    61,505     135,311
#*  Sage Therapeutics, Inc...........................................     7,788   1,056,442
#*  Sangamo Therapeutics, Inc........................................   104,823     948,648
#*  Sarepta Therapeutics, Inc........................................    12,195   1,012,917
#*  scPharmaceuticals, Inc...........................................     1,500       8,100
*   SeaSpine Holdings Corp...........................................    16,348     226,256
*   Seattle Genetics, Inc............................................    16,801   1,804,427
*   Select Medical Holdings Corp.....................................   191,155   3,482,844
*   Sesen Bio, Inc...................................................    24,931      30,416
#*  Sientra, Inc.....................................................    23,600     151,748
    Simulations Plus, Inc............................................     6,759     239,336
*   Spark Therapeutics, Inc..........................................    19,799   2,161,457
#*  Spectrum Pharmaceuticals, Inc....................................   100,348     778,700
*   Spero Therapeutics, Inc..........................................     9,690     106,299
*   Spring Bank Pharmaceuticals, Inc.................................     2,715       8,064

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES      VALUE+
                                                                      ------- --------------
HEALTH CARE -- (Continued)
#*  STAAR Surgical Co................................................   6,053 $      198,417
    STERIS P.L.C.....................................................  30,398      4,303,445
    Stryker Corp.....................................................  34,060      7,366,156
*   Supernus Pharmaceuticals, Inc....................................  58,613      1,628,855
#*  Surgery Partners, Inc............................................  24,407        194,036
*   Surmodics, Inc...................................................  12,709        603,805
*   Syndax Pharmaceuticals, Inc......................................  14,272         95,908
*   Syneos Health, Inc...............................................  67,961      3,408,244
*   Syros Pharmaceuticals, Inc.......................................  21,519        111,361
    Taro Pharmaceutical Industries, Ltd..............................  22,175      1,792,627
#*  Teladoc Health, Inc..............................................   8,979        687,791
    Teleflex, Inc....................................................  17,149      5,957,734
#*  Tenet Healthcare Corp............................................ 122,828      3,112,462
#*  Tetraphase Pharmaceuticals, Inc..................................     590          2,071
    Thermo Fisher Scientific, Inc....................................  67,644     20,427,135
#*  Tivity Health, Inc...............................................  56,626        917,907
#*  Triple-S Management Corp., Class B...............................  26,289        397,753
#*  Ultragenyx Pharmaceutical Inc....................................   5,873        235,742
*   United Therapeutics Corp.........................................  63,752      5,727,480
    UnitedHealth Group, Inc.......................................... 228,707     57,794,259
    Universal Health Services, Inc., Class B.........................  55,046      7,566,623
    US Physical Therapy, Inc.........................................  15,992      2,262,388
    Utah Medical Products, Inc.......................................   3,908        400,453
*   Vanda Pharmaceuticals, Inc.......................................  50,448        681,552
*   Varex Imaging Corp...............................................  46,958      1,409,210
*   Varian Medical Systems, Inc......................................  28,517      3,445,139
#*  VBI Vaccines, Inc................................................   3,707          2,169
*   Veeva Systems, Inc., Class A.....................................  25,160      3,568,443
#*  Verastem, Inc....................................................  46,019         50,161
*   Vertex Pharmaceuticals, Inc......................................  13,281      2,596,170
#*  ViewRay, Inc.....................................................   7,940         20,644
*   Vocera Communications, Inc.......................................   2,944         58,644
*   Waters Corp......................................................  23,201      4,909,796
*   WellCare Health Plans, Inc.......................................  46,674     13,843,508
    West Pharmaceutical Services, Inc................................  46,887      6,744,226
*   Wright Medical Group NV..........................................  40,124        834,579
#*  Xencor, Inc......................................................  55,408      1,895,508
#*  Zafgen, Inc......................................................  12,728          9,419
    Zimmer Biomet Holdings, Inc......................................  62,343      8,617,673
    Zoetis, Inc...................................................... 113,294     14,492,568
#*  Zogenix, Inc.....................................................  39,849      1,779,258
#*  Zynerba Pharmaceuticals, Inc.....................................   3,973         30,830
                                                                              --------------
TOTAL HEALTH CARE....................................................          1,188,572,982
                                                                              --------------
INDUSTRIALS -- (13.6%)
    3M Co............................................................ 115,048     18,981,770
#   AAON, Inc........................................................  74,999      3,649,451
    AAR Corp.........................................................  59,943      2,502,620
    ABM Industries, Inc..............................................  82,460      3,006,492
*   Acacia Research Corp.............................................  23,858         60,599
    ACCO Brands Corp................................................. 129,368      1,183,717
    Acme United Corp.................................................   1,355         27,996
    Actuant Corp., Class A...........................................  66,466      1,646,363
    Acuity Brands, Inc...............................................  30,155      3,763,042
#   ADT, Inc.........................................................  24,156        186,967
*   Advanced Disposal Services, Inc..................................  64,747      2,122,407
    Advanced Drainage Systems, Inc...................................  62,511      2,314,157
*   AECOM............................................................ 142,703      5,709,547
*   Aegion Corp......................................................  31,723        687,437

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
*   Aerojet Rocketdyne Holdings, Inc................................. 108,189 $ 4,677,010
*   Aerovironment, Inc...............................................  26,314   1,525,686
    AGCO Corp........................................................  88,531   6,789,442
    Air Lease Corp................................................... 133,286   5,861,918
#*  Air T, Inc.......................................................     720      12,463
*   Air Transport Services Group, Inc................................ 118,409   2,475,932
    Alamo Group, Inc.................................................  11,204   1,199,500
    Alaska Air Group, Inc............................................ 102,671   7,128,448
    Albany International Corp., Class A..............................  35,332   2,967,181
    Allegiant Travel Co..............................................  20,484   3,427,588
    Allegion P.L.C...................................................  54,111   6,279,040
    Allied Motion Technologies, Inc..................................  12,549     475,105
    Allison Transmission Holdings, Inc............................... 143,034   6,237,713
    Altra Industrial Motion Corp.....................................  52,234   1,608,807
    AMERCO...........................................................  15,147   6,135,141
*   Ameresco, Inc., Class A..........................................  23,292     343,324
#   American Airlines Group, Inc.....................................  69,911   2,101,525
*   American Superconductor Corp.....................................  10,409      81,502
*   American Woodmark Corp...........................................  22,313   2,212,557
    AMETEK, Inc......................................................  88,506   8,111,575
*   AMREP Corp.......................................................   2,552      14,980
    AO Smith Corp....................................................  96,389   4,788,606
    Apogee Enterprises, Inc..........................................  34,742   1,304,215
    Applied Industrial Technologies, Inc.............................  49,526   2,963,636
*   ARC Document Solutions, Inc......................................  42,825      58,242
    ArcBest Corp.....................................................  18,043     521,262
    Arconic, Inc..................................................... 204,691   5,622,862
    Arcosa, Inc......................................................  60,480   2,323,037
#   Argan, Inc.......................................................  30,716   1,162,601
*   Armstrong Flooring, Inc..........................................  34,801     213,678
    Armstrong World Industries, Inc..................................  50,555   4,728,409
*   Arotech Corp.....................................................  10,528      31,268
*   ASGN, Inc........................................................  61,338   3,900,483
    Astec Industries, Inc............................................  28,253     991,398
*   Astronics Corp...................................................  25,320     732,761
#*  Astronics Corp., Class B.........................................  15,064     436,856
*   Atkore International Group, Inc..................................  57,711   2,002,572
*   Atlas Air Worldwide Holdings, Inc................................  32,530     713,383
*   Avis Budget Group, Inc........................................... 115,605   3,434,625
#*  Axon Enterprise, Inc.............................................  31,200   1,595,256
    AZZ, Inc.........................................................  31,874   1,236,392
    Barnes Group, Inc................................................  69,815   4,080,687
    Barrett Business Services, Inc...................................  11,192     981,874
*   Beacon Roofing Supply, Inc.......................................  80,716   2,505,425
    BG Staffing, Inc.................................................   7,751     148,277
*   Blue Bird Corp...................................................   9,860     192,664
*   BMC Stock Holdings, Inc..........................................  81,129   2,189,672
    Boeing Co. (The).................................................  78,395  26,647,244
    Brady Corp., Class A.............................................  49,275   2,776,154
    Briggs & Stratton Corp...........................................  48,257     355,654
#*  BrightView Holdings, Inc.........................................   2,890      51,442
    Brink's Co. (The)................................................  63,012   5,353,500
*   Builders FirstSource, Inc........................................ 136,993   3,097,412
#   BWX Technologies, Inc............................................  88,203   5,124,594
*   CAI International, Inc...........................................  23,439     557,145
    Carlisle Cos., Inc...............................................  46,196   7,034,265
*   Casella Waste Systems, Inc., Class A.............................  42,430   1,849,524
    Caterpillar, Inc................................................. 169,510  23,358,478
*   CBIZ, Inc........................................................  74,325   2,034,275

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
*   CECO Environmental Corp..........................................  35,553 $   243,894
#   CH Robinson Worldwide, Inc.......................................  59,118   4,471,686
*   Chart Industries, Inc............................................  43,585   2,555,389
#*  Cimpress NV......................................................  38,848   5,132,598
    Cintas Corp......................................................  43,381  11,655,173
*   CIRCOR International, Inc........................................  23,971     917,850
*   Civeo Corp....................................................... 136,572     144,766
*   Clean Harbors, Inc...............................................  71,334   5,882,202
*   Colfax Corp......................................................  97,120   3,263,232
    Columbus McKinnon Corp...........................................  23,037     864,348
    Comfort Systems USA, Inc.........................................  45,334   2,285,287
*   Commercial Vehicle Group, Inc....................................  56,952     415,180
    CompX International, Inc.........................................     294       4,310
*   Construction Partners, Inc., Class A.............................  23,960     410,195
*   Continental Building Products, Inc...............................  54,709   1,636,346
    Copa Holdings SA, Class A........................................  29,180   2,968,773
*   Copart, Inc...................................................... 150,908  12,471,037
*   Cornerstone Building Brands, Inc.................................  96,858     605,363
    Costamare, Inc................................................... 107,279     843,213
*   CoStar Group, Inc................................................   7,497   4,119,751
    Covanta Holding Corp............................................. 220,850   3,189,074
*   Covenant Transportation Group, Inc., Class A.....................  19,763     303,757
*   CPI Aerostructures, Inc..........................................   7,107      55,364
    CRA International, Inc...........................................   9,617     473,637
    Crane Co.........................................................  62,637   4,792,983
    CSW Industrials, Inc.............................................  17,375   1,202,698
    CSX Corp......................................................... 311,864  21,914,683
    Cubic Corp.......................................................  32,407   2,389,692
    Cummins, Inc.....................................................  75,556  13,031,899
    Curtiss-Wright Corp..............................................  47,705   6,452,101
#*  Daseke, Inc......................................................   6,067      16,320
    Deere & Co.......................................................  71,900  12,520,666
    Delta Air Lines, Inc............................................. 338,350  18,636,318
    Deluxe Corp......................................................  63,252   3,278,351
#   Donaldson Co., Inc...............................................  88,075   4,645,076
    Douglas Dynamics, Inc............................................  35,005   1,639,284
    Dover Corp.......................................................  80,644   8,378,105
*   Ducommun, Inc....................................................  13,169     652,919
*   DXP Enterprises, Inc.............................................  19,774     682,598
*   Dycom Industries, Inc............................................  45,595   2,078,676
#*  Eagle Bulk Shipping, Inc.........................................  57,625     250,093
    Eastern Co. (The)................................................   4,389     121,093
    Eaton Corp. P.L.C................................................ 120,015  10,454,507
*   Echo Global Logistics, Inc.......................................  38,202     760,602
    Ecology and Environment, Inc., Class A...........................     903      13,653
    EMCOR Group, Inc.................................................  63,337   5,555,288
    Emerson Electric Co.............................................. 146,854  10,301,808
    Encore Wire Corp.................................................  26,699   1,500,484
    EnerSys..........................................................  49,887   3,335,445
    Ennis, Inc.......................................................  34,457     675,013
    EnPro Industries, Inc............................................  26,684   1,855,872
    Equifax, Inc.....................................................  42,708   5,838,611
    ESCO Technologies, Inc...........................................  25,975   2,194,628
    Espey Manufacturing & Electronics Corp...........................   1,611      36,618
*   Evoqua Water Technologies Corp...................................  10,318     179,224
#*  ExOne Co. (The)..................................................   9,959      66,924
    Expeditors International of Washington, Inc......................  55,543   4,051,306
    Exponent, Inc....................................................  50,000   3,176,500
    Fastenal Co...................................................... 182,444   6,557,037

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Federal Signal Corp..............................................  71,942 $ 2,333,799
    FedEx Corp.......................................................  97,812  14,931,980
    Flowserve Corp...................................................  65,653   3,206,493
    Fluor Corp.......................................................  74,745   1,204,142
    Forrester Research, Inc..........................................  20,341     701,358
    Fortive Corp.....................................................  68,450   4,723,050
    Fortune Brands Home & Security, Inc..............................  89,236   5,358,622
    Forward Air Corp.................................................  36,968   2,557,077
*   Franklin Covey Co................................................  13,311     508,480
    Franklin Electric Co., Inc.......................................  47,939   2,581,515
#*  FreightCar America, Inc..........................................  12,603      42,094
*   FTI Consulting, Inc..............................................  54,607   5,945,064
#*  Gardner Denver Holdings, Inc.....................................  97,311   3,097,409
#   GATX Corp........................................................  35,809   2,848,606
*   Genco Shipping & Trading, Ltd....................................  41,999     414,950
*   Gencor Industries, Inc...........................................  11,809     147,613
*   Generac Holdings, Inc............................................  82,517   7,969,492
    General Dynamics Corp............................................  64,163  11,344,018
    General Electric Co.............................................. 747,658   7,461,627
*   Genesee & Wyoming, Inc., Class A.................................  58,444   6,489,037
*   Gibraltar Industries, Inc........................................  36,956   1,967,168
*   GMS, Inc.........................................................  47,349   1,418,576
*   Goldfield Corp. (The)............................................  31,656      71,859
    Gorman-Rupp Co. (The)............................................  35,293   1,303,723
*   GP Strategies Corp...............................................  20,022     222,244
    Graco, Inc....................................................... 111,411   5,035,777
#   GrafTech International, Ltd......................................  85,952   1,038,300
    Graham Corp......................................................   7,838     177,609
    Granite Construction, Inc........................................  53,468   1,258,637
*   Great Lakes Dredge & Dock Corp...................................  75,977     816,753
    Greenbrier Cos., Inc. (The)......................................  40,805   1,195,178
    Griffon Corp.....................................................  56,022   1,193,829
    H&E Equipment Services, Inc......................................  54,015   1,833,269
*   Harsco Corp...................................................... 108,658   2,202,498
    Hawaiian Holdings, Inc...........................................  87,798   2,511,901
#*  HC2 Holdings, Inc................................................  15,682      37,010
*   HD Supply Holdings, Inc.......................................... 144,444   5,711,316
#   Healthcare Services Group, Inc...................................  35,346     861,029
    Heartland Express, Inc........................................... 115,676   2,417,628
#   HEICO Corp.......................................................  39,723   4,899,435
    HEICO Corp., Class A.............................................  60,451   5,759,167
    Heidrick & Struggles International, Inc..........................  25,795     734,126
    Helios Technologies, Inc.........................................  35,924   1,423,668
*   Herc Holdings, Inc...............................................  42,771   1,893,044
*   Heritage-Crystal Clean, Inc......................................  20,432     542,265
    Herman Miller, Inc...............................................  85,547   3,977,936
*   Hertz Global Holdings, Inc....................................... 167,760   2,266,438
    Hexcel Corp...................................................... 107,617   8,030,381
*   Hill International, Inc..........................................  40,744     116,120
#   Hillenbrand, Inc................................................. 103,461   3,185,564
    HNI Corp.........................................................  59,435   2,258,530
    Honeywell International, Inc..................................... 133,998  23,145,475
*   Houston Wire & Cable Co..........................................  12,789      54,353
*   Hub Group, Inc., Class A.........................................  38,908   1,781,986
    Hubbell, Inc.....................................................  43,677   6,189,031
*   Hudson Global, Inc...............................................   1,869      20,933
#*  Hudson Technologies, Inc.........................................  37,672      23,722
    Huntington Ingalls Industries, Inc...............................  41,775   9,426,947
    Hurco Cos., Inc..................................................   8,108     282,077

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
*   Huron Consulting Group, Inc......................................  28,531 $ 1,887,040
*   Huttig Building Products, Inc....................................   5,571      11,811
    Hyster-Yale Materials Handling, Inc..............................  15,181     769,980
*   IAA Inc.......................................................... 149,684   5,710,445
    ICF International, Inc...........................................  21,044   1,803,260
    IDEX Corp........................................................  33,656   5,234,518
*   IES Holdings, Inc................................................  14,183     275,150
    Illinois Tool Works, Inc.........................................  69,313  11,684,786
    Ingersoll-Rand P.L.C............................................. 111,330  14,126,664
*   InnerWorkings, Inc...............................................  85,242     413,424
*   Innovative Solutions & Support, Inc..............................  12,137      53,160
    Insperity, Inc...................................................  50,491   5,333,364
    Insteel Industries, Inc..........................................  26,337     502,247
    Interface, Inc...................................................  77,195   1,283,753
    ITT, Inc.........................................................  91,601   5,445,679
    Jacobs Engineering Group, Inc....................................  73,738   6,900,402
    JB Hunt Transport Services, Inc..................................  38,999   4,584,722
*   JELD-WEN Holding, Inc............................................ 121,055   2,068,830
*   JetBlue Airways Corp............................................. 275,495   5,317,054
    John Bean Technologies Corp......................................  22,917   2,355,180
    Johnson Controls International P.L.C............................. 200,739   8,698,021
    Kadant, Inc......................................................  13,178   1,196,562
    Kaman Corp.......................................................  34,460   2,021,768
    Kansas City Southern.............................................  50,400   7,095,312
#   KAR Auction Services, Inc........................................ 149,684   3,721,144
    Kelly Services, Inc., Class A....................................  41,582     998,384
    Kennametal, Inc.................................................. 103,754   3,211,186
    Kforce, Inc......................................................  46,792   1,914,261
    Kimball International, Inc., Class B.............................  64,808   1,319,491
*   Kirby Corp.......................................................  55,355   4,381,902
#   Knight-Swift Transportation Holdings, Inc........................ 164,321   5,991,144
    Knoll, Inc.......................................................  74,618   1,995,285
    Korn Ferry.......................................................  64,344   2,360,781
*   Kratos Defense & Security Solutions, Inc......................... 100,085   1,889,605
    L3Harris Technologies, Inc.......................................  33,698   6,952,234
    Landstar System, Inc.............................................  27,561   3,118,527
*   Lawson Products, Inc.............................................   6,706     308,141
*   LB Foster Co., Class A...........................................  10,130     184,366
#   Lennox International, Inc........................................  18,053   4,465,590
*   Limbach Holdings, Inc............................................   2,344      10,501
    Lincoln Electric Holdings, Inc...................................  59,616   5,339,805
#   Lindsay Corp.....................................................  10,424     984,130
    Lockheed Martin Corp.............................................  50,581  19,052,851
*   LS Starrett Co. (The), Class A...................................   2,592      13,893
    LSC Communications, Inc..........................................  34,525      33,662
    LSI Industries, Inc..............................................  23,361     121,244
*   Lydall, Inc......................................................  20,104     393,435
    Macquarie Infrastructure Corp....................................  53,850   2,323,089
*   Manitex International, Inc.......................................  12,574      69,911
*   Manitowoc Co., Inc. (The)........................................  39,244     500,753
    ManpowerGroup, Inc...............................................  45,721   4,156,953
    Marten Transport, Ltd............................................  60,997   1,321,195
    Masco Corp.......................................................  74,631   3,451,684
*   Masonite International Corp......................................  38,747   2,379,453
*   MasTec, Inc......................................................  84,560   5,322,206
    Matson, Inc......................................................  63,024   2,406,256
    Matthews International Corp., Class A............................  39,060   1,444,439
    McGrath RentCorp.................................................  33,064   2,523,114
*   Mercury Systems, Inc.............................................  40,352   2,972,328

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
*   Meritor, Inc.....................................................  97,569 $ 2,149,445
*   Mesa Air Group, Inc..............................................  15,317     116,716
*   Middleby Corp. (The).............................................  42,464   5,136,021
*   Milacron Holdings Corp...........................................  88,603   1,481,442
    Miller Industries, Inc...........................................  10,037     360,830
*   Mistras Group, Inc...............................................  28,670     444,385
    Mobile Mini, Inc.................................................  52,321   1,968,316
    Moog, Inc., Class A..............................................  38,692   3,238,907
*   MRC Global, Inc.................................................. 103,528   1,176,078
#   MSA Safety, Inc..................................................  37,215   4,468,405
    MSC Industrial Direct Co., Inc., Class A.........................  53,995   3,952,974
    Mueller Industries, Inc..........................................  77,069   2,371,413
    Mueller Water Products, Inc., Class A............................ 222,744   2,606,105
*   MYR Group, Inc...................................................  25,013     860,697
#   National Presto Industries, Inc..................................   6,747     580,849
*   Navistar International Corp......................................  51,681   1,616,582
    Nielsen Holdings P.L.C........................................... 134,084   2,703,133
*   NL Industries, Inc...............................................  36,216     149,572
#   NN, Inc..........................................................  39,356     284,150
    Nordson Corp.....................................................  45,994   7,212,319
    Norfolk Southern Corp............................................  96,853  17,627,246
    Northrop Grumman Corp............................................  40,050  14,116,824
*   Northwest Pipe Co................................................  11,077     337,849
*   NOW, Inc......................................................... 140,079   1,476,433
#*  NV5 Global, Inc..................................................  11,608     840,767
    nVent Electric P.L.C.............................................  70,577   1,627,506
    Old Dominion Freight Line, Inc...................................  71,869  13,085,908
#   Omega Flex, Inc..................................................   3,089     286,814
*   Orion Group Holdings, Inc........................................  23,843     116,831
    Oshkosh Corp.....................................................  78,392   6,693,109
    Owens Corning....................................................  95,607   5,858,797
    PACCAR, Inc...................................................... 162,634  12,369,942
*   PAM Transportation Services, Inc.................................   5,543     317,614
    Pangaea Logistics Solutions, Ltd.................................  14,834      47,914
    Park Aerospace Corp..............................................  19,413     329,827
    Parker-Hannifin Corp.............................................  67,788  12,438,420
    Park-Ohio Holdings Corp..........................................  14,894     458,139
*   Patrick Industries, Inc..........................................  38,092   1,882,126
*   Patriot Transportation Holding, Inc..............................   1,695      30,510
    Pentair P.L.C.................................................... 132,057   5,476,404
*   Performant Financial Corp........................................  53,477      55,081
*   Perma-Pipe International Holdings, Inc...........................   2,769      24,589
*   PGT Innovations, Inc.............................................  98,942   1,747,316
*   PICO Holdings, Inc...............................................  11,695     126,072
    Pitney Bowes, Inc................................................  75,768     333,379
    Powell Industries, Inc...........................................  18,073     707,739
    Preformed Line Products Co.......................................   4,777     260,824
    Primoris Services Corp...........................................  62,925   1,286,187
*   Proto Labs, Inc..................................................  16,397   1,590,017
#   Quad/Graphics, Inc...............................................  60,556     274,319
    Quanex Building Products Corp....................................  42,959     828,679
    Quanta Services, Inc............................................. 134,118   5,639,662
*   Radiant Logistics, Inc...........................................  48,514     261,490
    Raven Industries, Inc............................................  30,265   1,055,643
    Raytheon Co......................................................  53,816  11,420,293
*   RBC Bearings, Inc................................................  21,455   3,442,240
*   RCM Technologies, Inc............................................   6,052      18,217
#*  Red Violet, Inc..................................................     746      11,854
    Regal Beloit Corp................................................  42,050   3,113,803

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Republic Services, Inc........................................... 147,636 $12,919,626
*   Resideo Technologies, Inc........................................  55,746     531,259
    Resources Connection, Inc........................................  48,687     713,265
#   REV Group, Inc...................................................  66,072     821,936
*   Rexnord Corp..................................................... 127,123   3,596,310
    Robert Half International, Inc...................................  70,875   4,059,011
    Rockwell Automation, Inc.........................................  43,604   7,499,452
    Rollins, Inc.....................................................  85,825   3,270,791
    Roper Technologies, Inc..........................................  24,323   8,195,878
    Rush Enterprises, Inc., Class A..................................  36,658   1,601,588
    Rush Enterprises, Inc., Class B..................................   1,308      56,139
    Ryder System, Inc................................................  86,863   4,224,148
*   Saia, Inc........................................................  33,038   2,946,990
    Schneider National, Inc., Class B................................  12,934     295,801
    Scorpio Bulkers, Inc.............................................  70,964     461,266
*   Sensata Technologies Holding P.L.C............................... 138,570   7,093,398
*   SIFCO Industries, Inc............................................   1,400       3,570
    Simpson Manufacturing Co., Inc...................................  48,044   3,970,356
#*  SiteOne Landscape Supply, Inc....................................  29,597   2,606,312
    SkyWest, Inc.....................................................  65,586   3,905,646
    Snap-on, Inc.....................................................  35,034   5,698,981
    Southwest Airlines Co............................................ 285,281  16,012,823
*   SP Plus Corp.....................................................  26,783   1,183,005
    Spartan Motors, Inc..............................................  32,820     573,365
    Spirit AeroSystems Holdings, Inc., Class A.......................  77,839   6,368,787
*   Spirit Airlines, Inc.............................................  88,323   3,317,412
*   SPX Corp.........................................................  49,028   2,232,735
*   SPX FLOW, Inc....................................................  52,139   2,360,854
    Standex International Corp.......................................  12,499     947,174
    Stanley Black & Decker, Inc......................................  65,913   9,974,614
    Steelcase, Inc., Class A......................................... 110,818   1,935,990
#*  Stericycle, Inc..................................................  33,348   1,920,845
*   Sterling Construction Co., Inc...................................  28,096     456,420
#*  Sunrun, Inc...................................................... 131,754   2,047,457
    Systemax, Inc....................................................  26,758     579,043
#*  Team, Inc........................................................  32,574     591,544
*   Teledyne Technologies, Inc.......................................  33,258  10,961,837
    Tennant Co.......................................................  21,274   1,647,246
    Terex Corp.......................................................  88,348   2,433,987
    Tetra Tech, Inc..................................................  55,912   4,890,623
*   Textainer Group Holdings, Ltd....................................  58,438     604,833
    Textron, Inc..................................................... 146,297   6,742,829
*   Thermon Group Holdings, Inc......................................  36,693     874,394
    Timken Co. (The).................................................  69,507   3,405,843
    Titan International, Inc.........................................  15,165      40,491
*   Titan Machinery, Inc.............................................  28,047     465,580
    Toro Co. (The)...................................................  80,842   6,235,343
#*  TPI Composites, Inc..............................................  38,014     780,427
*   Transcat, Inc....................................................   5,277     165,381
    TransDigm Group, Inc.............................................  11,413   6,006,434
    TransUnion.......................................................  43,924   3,629,001
*   Trex Co., Inc....................................................  58,144   5,110,276
*   TriMas Corp......................................................  57,658   1,863,507
*   TriNet Group, Inc................................................  55,574   2,944,866
#   Trinity Industries, Inc.......................................... 181,440   3,588,883
    Triton International, Ltd........................................ 103,917   3,813,754
#   Triumph Group, Inc...............................................  58,022   1,205,117
*   TrueBlue, Inc....................................................  49,115   1,124,734
#*  Tutor Perini Corp................................................  60,130     930,211

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES      VALUE+
                                                                      ------- --------------
INDUSTRIALS -- (Continued)
*   Twin Disc, Inc...................................................  11,080 $      119,221
#*  U.S. Xpress Enterprises, Inc., Class A...........................  13,507         70,101
*   Ultralife Corp...................................................  10,343         89,364
    UniFirst Corp....................................................  15,110      3,034,692
    Union Pacific Corp............................................... 237,535     39,302,541
*   United Airlines Holdings, Inc.................................... 208,186     18,911,616
    United Parcel Service, Inc., Class B............................. 135,602     15,617,282
*   United Rentals, Inc..............................................  60,012      8,015,803
    United Technologies Corp......................................... 241,232     34,636,091
#*  Univar Solutions, Inc............................................  75,429      1,618,706
    Universal Forest Products, Inc...................................  74,546      3,754,137
    Universal Logistics Holdings, Inc................................  25,915        488,627
    US Ecology, Inc..................................................  28,025      1,743,996
#*  USA Truck, Inc...................................................   7,165         56,818
    Valmont Industries, Inc..........................................  22,891      3,140,416
*   Vectrus, Inc.....................................................  12,323        563,284
    Verisk Analytics, Inc............................................  51,501      7,452,195
*   Veritiv Corp.....................................................  17,364        236,845
    Viad Corp........................................................  28,309      1,727,415
#*  Vicor Corp.......................................................  14,805        538,162
    Virco Manufacturing Corp.........................................   2,861         11,215
*   Volt Information Sciences, Inc...................................   6,239         18,467
    VSE Corp.........................................................  12,191        468,378
    Wabash National Corp.............................................  80,993      1,154,960
*   WABCO Holdings, Inc..............................................  43,139      5,807,372
#   Wabtec Corp......................................................  53,254      3,694,230
    Waste Management, Inc............................................ 103,920     11,660,863
    Watsco, Inc......................................................  25,998      4,583,447
    Watsco, Inc., Class B............................................   1,750        311,526
    Watts Water Technologies, Inc., Class A..........................  28,582      2,665,272
#*  Welbilt, Inc..................................................... 109,890      2,083,514
    Werner Enterprises, Inc..........................................  93,733      3,421,255
*   Wesco Aircraft Holdings, Inc..................................... 123,282      1,358,568
*   WESCO International, Inc.........................................  60,409      3,029,511
#*  Willdan Group, Inc...............................................  10,968        332,330
*   Willis Lease Finance Corp........................................   4,690        255,652
*   WillScot Corp....................................................  91,376      1,440,086
    Woodward, Inc....................................................  62,104      6,624,013
    WW Grainger, Inc.................................................  24,242      7,486,899
#*  XPO Logistics, Inc............................................... 137,833     10,530,441
    Xylem, Inc.......................................................  89,170      6,838,447
                                                                              --------------
TOTAL INDUSTRIALS....................................................          1,430,144,202
                                                                              --------------
INFORMATION TECHNOLOGY -- (19.7%)
#*  2U, Inc..........................................................   7,228        129,562
#*  3D Systems Corp.................................................. 110,740      1,050,923
*   Acacia Communications, Inc.......................................  30,215      1,983,917
    Accenture P.L.C., Class A........................................ 125,093     23,194,744
*   ACI Worldwide, Inc............................................... 159,421      5,004,225
#*  ACM Research, Inc., Class A......................................     472          5,942
#*  Adesto Technologies Corp.........................................  25,667        235,110
*   Adobe, Inc.......................................................  24,312      6,757,034
    ADTRAN, Inc......................................................  55,679        490,532
*   Advanced Energy Industries, Inc..................................  47,200      2,789,520
*   Advanced Micro Devices, Inc...................................... 246,406      8,360,556
*   Agilysys, Inc....................................................  23,530        592,721
*   Airgain, Inc.....................................................   3,707         42,149
*   Akamai Technologies, Inc.........................................  79,183      6,849,329
*   Alarm.com Holdings, Inc..........................................  13,800        681,720

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Alithya Group, Inc., Class A.....................................    12,595 $     34,258
*   ALJ Regional Holdings, Inc.......................................    19,718       23,070
    Alliance Data Systems Corp.......................................    28,773    2,877,300
*   Alpha & Omega Semiconductor, Ltd.................................    29,552      385,949
#*  Altair Engineering, Inc., Class A................................     3,949      145,600
#*  Alteryx, Inc., Class A...........................................     3,051      279,167
*   Ambarella, Inc...................................................    29,564    1,555,953
    Amdocs, Ltd......................................................    62,015    4,043,378
    American Software, Inc., Class A.................................    20,122      326,178
*   Amkor Technology, Inc............................................   286,075    3,555,912
    Amphenol Corp., Class A..........................................    97,758    9,808,060
*   Amtech Systems, Inc..............................................    13,453       76,951
    Analog Devices, Inc..............................................   108,455   11,564,557
*   Anixter International, Inc.......................................    41,080    3,399,370
*   ANSYS, Inc.......................................................    28,861    6,353,749
#*  Appfolio, Inc., Class A..........................................     9,326      906,767
    Apple, Inc....................................................... 1,520,163  378,155,748
    Applied Materials, Inc...........................................   281,061   15,250,370
*   Applied Optoelectronics, Inc.....................................     9,865       92,336
*   Arista Networks, Inc.............................................    18,089    4,424,027
*   Arlo Technologies, Inc...........................................    75,655      257,984
*   Arrow Electronics, Inc...........................................    76,010    6,026,073
*   Aspen Technology, Inc............................................    42,849    4,932,348
    AstroNova, Inc...................................................     3,998       63,408
#*  Asure Software, Inc..............................................     5,929       53,569
*   Atlassian Corp. P.L.C., Class A..................................     4,739      572,424
*   Autodesk, Inc....................................................    18,873    2,781,125
    Automatic Data Processing, Inc...................................    63,382   10,282,462
*   Avalara, Inc.....................................................     4,886      346,906
*   Avaya Holdings Corp..............................................   121,843    1,473,082
*   Aviat Networks, Inc..............................................     2,990       41,292
*   Avid Technology, Inc.............................................    38,187      257,953
    Avnet, Inc.......................................................   110,063    4,354,092
    AVX Corp.........................................................   117,260    1,796,423
*   Aware, Inc.......................................................     6,547       17,415
*   Axcelis Technologies, Inc........................................    36,882      707,028
*   AXT, Inc.........................................................    52,486      163,756
    Badger Meter, Inc................................................    39,109    2,260,500
    Bel Fuse, Inc., Class A..........................................     1,600       21,440
    Bel Fuse, Inc., Class B..........................................    10,720      157,691
    Belden, Inc......................................................    53,148    2,725,429
    Benchmark Electronics, Inc.......................................    52,100    1,766,190
*   BK Technologies Corp.............................................       766        2,736
*   Black Knight, Inc................................................    85,344    5,479,085
    Blackbaud, Inc...................................................    28,689    2,408,442
#*  Blackline Inc....................................................     9,804      458,239
    Booz Allen Hamilton Holding Corp.................................    97,819    6,883,523
*   Bottomline Technologies De, Inc..................................    17,340      710,073
*   Brightcove, Inc..................................................    10,100       96,051
    Broadcom, Inc....................................................    65,997   19,327,221
    Broadridge Financial Solutions, Inc..............................    58,348    7,306,337
    Brooks Automation, Inc...........................................    74,905    3,181,215
*   BSQUARE Corp.....................................................     9,139        9,870
    Cabot Microelectronics Corp......................................    26,019    3,931,991
*   CACI International, Inc., Class A................................    24,183    5,410,946
*   Cadence Design Systems, Inc......................................    96,715    6,320,325
*   CalAmp Corp......................................................    27,267      305,936
*   Calix, Inc.......................................................    58,681      448,910
#*  Carbonite, Inc...................................................    31,324      537,833

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE+
                                                                      --------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Cardtronics P.L.C., Class A......................................    55,506 $ 1,901,636
    Cass Information Systems, Inc....................................    14,638     838,904
*   CCUR Holdings, Inc...............................................     5,474      19,433
    CDK Global, Inc..................................................    52,612   2,659,010
    CDW Corp.........................................................    75,620   9,672,554
    Cerence Inc......................................................    28,413     440,402
#*  Ceridian HCM Holding, Inc........................................       966      46,610
*   CEVA, Inc........................................................    19,824     539,609
*   ChannelAdvisor Corp..............................................    18,912     177,962
*   Ciena Corp.......................................................   148,389   5,508,200
*   Cirrus Logic, Inc................................................    81,044   5,507,750
    Cisco Systems, Inc............................................... 1,202,069  57,110,298
*   Cision, Ltd......................................................    78,024     785,702
    Citrix Systems, Inc..............................................    37,090   4,037,617
*   Clearfield, Inc..................................................     7,734      95,360
    Cognex Corp......................................................    98,102   5,051,272
    Cognizant Technology Solutions Corp., Class A....................   165,341  10,075,881
#*  Coherent, Inc....................................................    21,708   3,232,755
    Cohu, Inc........................................................    48,266     802,181
#*  CommScope Holding Co., Inc.......................................   132,566   1,484,739
    Communications Systems, Inc......................................     6,432      38,270
*   CommVault Systems, Inc...........................................    10,144     503,852
*   Computer Task Group, Inc.........................................    11,157      60,136
    Comtech Telecommunications Corp..................................    14,182     495,661
*   Conduent, Inc....................................................   210,141   1,298,671
*   CoreLogic, Inc...................................................    99,910   4,045,356
*   Cornerstone OnDemand Inc.........................................    11,384     666,761
    Corning, Inc.....................................................   290,852   8,617,945
#*  Coupa Software, Inc..............................................     4,016     552,160
*   Cree, Inc........................................................   111,609   5,327,098
    CSG Systems International, Inc...................................    39,407   2,271,419
    CTS Corp.........................................................    35,166     938,229
*   CyberOptics Corp.................................................     4,601      84,566
    Cypress Semiconductor Corp.......................................   282,554   6,575,032
    Daktronics, Inc..................................................    45,909     314,936
*   DASAN Zhone Solutions, Inc.......................................    14,557     109,687
*   Data I/O Corp....................................................     5,845      21,334
*   Dell Technologies, Inc., Class C.................................    36,711   1,941,645
#*  Diebold Nixdorf, Inc.............................................    18,981     132,867
*   Digi International, Inc..........................................    26,824     386,802
*   Diodes, Inc......................................................    61,941   2,889,548
*   DocuSign, Inc....................................................     9,541     631,519
    Dolby Laboratories, Inc., Class A................................    49,331   3,173,463
*   Dropbox, Inc., Class A...........................................    38,671     766,459
*   DSP Group, Inc...................................................    20,898     311,589
    DXC Technology Co................................................   144,247   3,991,314
#   Ebix, Inc........................................................    35,764   1,524,619
*   EchoStar Corp., Class A..........................................    45,300   1,766,700
*   eGain Corp.......................................................     3,704      27,873
*   EMCORE Corp......................................................    21,229      63,050
*   Endurance International Group Holdings, Inc......................   106,491     417,445
#*  Enphase Energy Inc...............................................    56,172   1,091,422
    Entegris, Inc....................................................   136,196   6,537,408
*   Envestnet, Inc...................................................    16,689   1,042,896
*   EPAM Systems, Inc................................................    24,174   4,253,657
*   ePlus, Inc.......................................................    17,759   1,387,511
*   Euronet Worldwide, Inc...........................................    45,560   6,381,589
    EVERTEC, Inc.....................................................    68,184   2,085,749
#*  Evolving Systems, Inc............................................     1,300       1,625

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   ExlService Holdings, Inc.........................................    34,686 $  2,415,186
*   Extreme Networks, Inc............................................    17,695      113,956
*   F5 Networks, Inc.................................................    26,777    3,858,030
*   Fabrinet.........................................................    50,625    2,846,644
*   Fair Isaac Corp..................................................    28,227    8,582,137
*   FARO Technologies, Inc...........................................    19,942      950,835
    Fidelity National Information Services, Inc......................    87,575   11,538,882
*   Finjan Holdings, Inc.............................................    14,482       27,805
*   FireEye, Inc.....................................................    36,903      584,544
#*  First Solar, Inc.................................................    78,838    4,083,020
*   Fiserv, Inc......................................................   201,487   21,385,830
#*  Fitbit, Inc., Class A............................................   268,299    1,658,088
*   FleetCor Technologies, Inc.......................................    40,945   12,046,838
*   Flex, Ltd........................................................   336,356    3,952,183
    FLIR Systems, Inc................................................   116,230    5,992,819
*   FormFactor, Inc..................................................    97,119    2,120,108
*   Fortinet, Inc....................................................    36,878    3,007,770
*   Frequency Electronics, Inc.......................................     4,145       48,911
*   Gartner, Inc.....................................................    18,874    2,908,106
*   Genasys, Inc.....................................................     3,057       10,394
    Genpact, Ltd.....................................................   169,717    6,647,815
    Global Payments, Inc.............................................   161,344   27,296,178
    GlobalSCAPE, Inc.................................................     3,392       32,902
*   Globant SA.......................................................    18,183    1,695,747
*   GoDaddy, Inc., Class A...........................................    36,408    2,367,612
*   GSE Systems, Inc.................................................     8,763       11,480
*   GSI Technology, Inc..............................................    14,940      116,831
#*  GTT Communications, Inc..........................................    60,847      458,178
#*  Guidewire Software, Inc..........................................    21,831    2,461,227
    Hackett Group, Inc. (The)........................................    41,660      704,471
*   Harmonic, Inc....................................................    87,598      681,512
    Hewlett Packard Enterprise Co....................................   616,923   10,123,706
    HP, Inc..........................................................   341,492    5,931,716
*   HubSpot, Inc.....................................................     3,949      612,490
*   Ichor Holdings, Ltd..............................................    30,018      873,824
*   IEC Electronics Corp.............................................     4,588       30,418
*   II-VI, Inc.......................................................    94,956    3,147,791
#*  Immersion Corp...................................................    31,194      256,415
#*  Infinera Corp....................................................   200,143    1,118,799
*   Information Services Group, Inc..................................    22,709       49,051
*   Inphi Corp.......................................................    23,275    1,673,007
#*  Inseego Corp.....................................................    10,653       61,042
*   Insight Enterprises, Inc.........................................    40,341    2,476,131
    Intel Corp....................................................... 1,852,635  104,729,457
    InterDigital, Inc................................................    55,966    3,001,457
*   Internap Corp....................................................    11,119       26,463
    International Business Machines Corp.............................   222,246   29,720,958
*   inTEST Corp......................................................     2,800       13,440
*   Intevac, Inc.....................................................    12,535       72,452
    Intuit, Inc......................................................    34,921    8,992,157
#*  IPG Photonics Corp...............................................    38,485    5,167,766
*   Iteris, Inc......................................................    21,217      113,723
*   Itron, Inc.......................................................    43,548    3,320,970
#   j2 Global, Inc...................................................    55,871    5,305,510
    Jabil, Inc.......................................................   243,345    8,959,963
    Jack Henry & Associates, Inc.....................................    43,188    6,113,693
    Juniper Networks, Inc............................................   162,883    4,042,756
    KBR, Inc.........................................................   179,400    5,051,904
#   KEMET Corp.......................................................    69,897    1,519,561

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                       SHARES      VALUE+
                                                                      --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Key Tronic Corp..................................................     5,745 $     34,298
*   Keysight Technologies, Inc.......................................    99,200   10,010,272
*   Kimball Electronics, Inc.........................................    17,079      253,794
    KLA Corp.........................................................    59,798   10,108,254
*   Knowles Corp.....................................................   116,407    2,512,063
#*  Kopin Corp.......................................................    39,747       22,139
    Kulicke & Soffa Industries, Inc..................................    86,453    2,052,826
*   KVH Industries, Inc..............................................    13,737      140,392
    Lam Research Corp................................................    83,915   22,744,322
*   Lattice Semiconductor Corp.......................................   105,555    2,067,822
    Leidos Holdings, Inc.............................................    84,551    7,290,833
*   Limelight Networks, Inc..........................................    97,014      409,399
    Littelfuse, Inc..................................................    20,488    3,597,078
*   LiveRamp Holdings, Inc...........................................    88,608    3,463,687
    LogMeIn, Inc.....................................................    36,893    2,423,132
#*  Lumentum Holdings, Inc...........................................    35,153    2,202,687
*   Luna Innovations, Inc............................................    14,123       85,162
#*  MACOM Technology Solutions Holdings, Inc.........................    70,432    1,601,624
*   MagnaChip Semiconductor Corp.....................................    16,223      207,168
*   Manhattan Associates, Inc........................................    73,190    5,485,590
    ManTech International Corp., Class A.............................    33,094    2,620,383
    Marvell Technology Group, Ltd....................................   328,968    8,023,530
    Mastercard, Inc., Class A........................................   212,488   58,818,803
    Maxim Integrated Products, Inc...................................    86,501    5,074,149
    MAXIMUS, Inc.....................................................    75,629    5,803,769
#*  MaxLinear, Inc...................................................    66,481    1,260,480
    Methode Electronics, Inc.........................................    42,516    1,462,550
#   Microchip Technology, Inc........................................    73,983    6,975,857
*   Micron Technology, Inc...........................................   631,762   30,040,283
    Microsoft Corp................................................... 1,706,556  244,668,934
*   MicroStrategy, Inc., Class A.....................................     8,582    1,315,192
*   Mimecast, Ltd....................................................     4,759      188,980
#*  Mitek Systems, Inc...............................................    23,421      225,778
    MKS Instruments, Inc.............................................    54,977    5,949,611
#*  MoneyGram International, Inc.....................................    37,429      148,219
#*  MongoDB, Inc.....................................................     2,811      359,161
    Monolithic Power Systems, Inc....................................    24,423    3,661,496
    Motorola Solutions, Inc..........................................    36,372    6,049,391
    MTS Systems Corp.................................................    21,076    1,190,372
#*  Napco Security Technologies, Inc.................................     7,089      215,222
    National Instruments Corp........................................    70,927    2,935,669
*   NCR Corp.........................................................    95,736    2,796,449
*   NeoPhotonics Corp................................................    30,452      200,374
    NetApp, Inc......................................................   122,597    6,850,720
*   NETGEAR, Inc.....................................................    38,204    1,038,003
*   Netscout Systems, Inc............................................    96,181    2,329,504
*   NetSol Technologies, Inc.........................................     3,510       18,287
    Network-1 Technologies, Inc......................................     8,087       18,115
*   New Relic, Inc...................................................     4,156      266,233
    NIC, Inc.........................................................    54,808    1,289,084
    NortonLifeLock Inc...............................................   156,816    3,587,950
*   Novanta, Inc.....................................................    30,942    2,755,385
*   Nuance Communications, Inc.......................................   227,311    3,709,716
#*  Nutanix, Inc., Class A...........................................     7,357      214,972
    NVE Corp.........................................................     3,642      226,715
    NVIDIA Corp......................................................    79,909   16,063,307
#*  Okta, Inc........................................................     7,869      858,272
*   ON Semiconductor Corp............................................   440,330    8,982,732
*   OneSpan, Inc.....................................................    33,564      627,982

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*   Onto Innovation Inc..............................................  61,238 $ 1,971,867
    Oracle Corp...................................................... 577,558  31,471,135
*   OSI Systems, Inc.................................................  21,769   2,160,356
*   Palo Alto Networks, Inc..........................................   5,065   1,151,730
#*  PAR Technology Corp..............................................   9,783     245,162
    Paychex, Inc.....................................................  89,834   7,513,716
#*  Paycom Software, Inc.............................................  39,371   8,328,148
*   Paylocity Holding Corp...........................................  22,325   2,290,545
*   PayPal Holdings, Inc............................................. 103,713  10,796,523
    PC Connection, Inc...............................................  33,214   1,622,172
    PC-Tel, Inc......................................................  14,847     106,156
*   PDF Solutions, Inc...............................................  36,748     593,848
    Pegasystems, Inc.................................................  24,892   1,872,127
*   Perceptron, Inc..................................................   8,358      37,904
*   Perficient, Inc..................................................  47,526   1,863,019
    Perspecta, Inc...................................................  78,852   2,092,732
*   PFSweb, Inc......................................................  15,487      48,319
*   Photronics, Inc..................................................  80,157     945,853
*   Pivotal Software, Inc., Class A..................................  18,361     274,864
*   Pixelworks, Inc..................................................  15,908      61,882
#   Plantronics, Inc.................................................  26,388   1,040,215
*   Plexus Corp......................................................  42,331   3,129,954
    Power Integrations, Inc..........................................  25,037   2,281,121
*   Powerfleet, Inc..................................................   4,988      29,529
    Presidio, Inc....................................................  73,719   1,223,735
*   PRGX Global, Inc.................................................  19,607      98,035
    Progress Software Corp...........................................  58,751   2,342,990
*   Proofpoint, Inc..................................................   4,519     521,357
*   PTC, Inc.........................................................  21,547   1,441,710
*   Pure Storage, Inc., Class A......................................  42,507     827,186
    QAD, Inc., Class A...............................................   9,085     422,271
    QAD, Inc., Class B...............................................   1,920      69,984
*   Qorvo, Inc.......................................................  79,280   6,410,581
    QUALCOMM, Inc.................................................... 407,518  32,780,748
#*  Qualys, Inc......................................................  18,758   1,600,620
*   Rambus, Inc...................................................... 128,200   1,774,929
*   RealNetworks, Inc................................................  65,004     105,306
#*  RealPage, Inc....................................................  26,839   1,625,101
*   Ribbon Communications, Inc....................................... 118,289     507,460
    Richardson Electronics, Ltd......................................   8,608      49,668
*   RingCentral, Inc., Class A.......................................   6,933   1,119,818
*   Rogers Corp......................................................  18,677   2,530,360
    Sabre Corp....................................................... 196,123   4,604,968
#*  SailPoint Technologies Holding, Inc..............................  14,819     286,896
*   salesforce.com, Inc..............................................  40,698   6,368,830
*   Sanmina Corp.....................................................  84,596   2,599,635
    Sapiens International Corp. NV...................................  16,847     355,977
*   ScanSource, Inc..................................................  31,397   1,014,123
    Science Applications International Corp..........................  59,397   4,907,380
*   Seachange International, Inc.....................................  29,323      88,262
    Seagate Technology P.L.C......................................... 118,040   6,849,861
#*  SecureWorks Corp., Class A.......................................   4,100      49,856
*   Semtech Corp.....................................................  54,038   2,726,757
*   ServiceNow, Inc..................................................   7,840   1,938,518
*   ServiceSource International, Inc.................................  30,324      37,905
*   Silicon Laboratories, Inc........................................  29,127   3,094,452
    Skyworks Solutions, Inc.......................................... 104,842   9,546,913
*   SMART Global Holdings, Inc.......................................  26,976     801,187
*   SMTC Corp........................................................  12,467      25,682

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES      VALUE+
                                                                      ------- --------------
INFORMATION TECHNOLOGY -- (Continued)
#*  SolarEdge Technologies, Inc......................................  51,220 $    4,351,651
*   Splunk, Inc......................................................   7,924        950,563
*   SPS Commerce, Inc................................................  19,978      1,054,239
#*  Square, Inc., Class A............................................   9,357        574,801
    SS&C Technologies Holdings, Inc..................................  83,532      4,344,499
*   StarTek, Inc.....................................................  29,265        190,223
*   Steel Connect, Inc...............................................  53,705         83,780
*   Stratasys, Ltd...................................................  64,399      1,331,771
*   Super Micro Computer, Inc........................................  30,520        631,154
*   Sykes Enterprises, Inc...........................................  52,599      1,625,046
*   Synacor, Inc.....................................................   3,670          5,505
*   Synaptics, Inc...................................................  37,483      1,578,409
#*  Synchronoss Technologies, Inc....................................  39,236        235,416
    SYNNEX Corp......................................................  56,884      6,697,522
*   Synopsys, Inc....................................................  44,219      6,002,729
    TE Connectivity, Ltd............................................. 140,789     12,600,615
*   Tech Data Corp...................................................  44,291      5,381,357
*   Telaria, Inc.....................................................  26,569        201,127
*   Telenav, Inc.....................................................  35,217        165,872
*   Teradata Corp.................................................... 145,987      4,369,391
    Teradyne, Inc.................................................... 171,647     10,508,229
    TESSCO Technologies, Inc.........................................   6,626         88,060
    Texas Instruments, Inc........................................... 187,973     22,178,934
    TiVo Corp........................................................ 101,944        829,824
#*  Trade Desk, Inc. (The), Class A..................................  10,214      2,050,971
    TransAct Technologies, Inc.......................................   6,652         82,219
*   Trimble, Inc.....................................................  75,411      3,004,374
    TTEC Holdings, Inc...............................................  53,568      2,537,516
#*  TTM Technologies, Inc............................................ 128,870      1,509,068
#*  Twilio, Inc., Class A............................................  15,027      1,451,007
*   Tyler Technologies, Inc..........................................  10,588      2,843,090
#   Ubiquiti, Inc....................................................  40,771      5,161,201
#*  Ultra Clean Holdings, Inc........................................  46,723        998,471
#*  Unisys Corp......................................................  20,516        210,494
    Universal Display Corp...........................................  14,522      2,907,014
*   Upland Software, Inc.............................................   4,874        182,678
*   Veeco Instruments, Inc...........................................  59,239        808,020
*   Verint Systems, Inc..............................................  52,741      2,393,914
*   VeriSign, Inc....................................................  23,849      4,531,787
#*  ViaSat, Inc......................................................  39,920      2,748,093
*   Viavi Solutions, Inc............................................. 203,831      3,253,143
*   Virtusa Corp.....................................................  34,357      1,280,829
    Visa, Inc., Class A.............................................. 350,018     62,604,219
    Vishay Intertechnology, Inc...................................... 154,327      3,109,689
*   Vishay Precision Group, Inc......................................  10,529        358,512
#   VMware, Inc., Class A............................................   8,473      1,341,022
    Wayside Technology Group, Inc....................................   3,335         48,024
    Western Digital Corp............................................. 145,325      7,506,036
#   Western Union Co. (The).......................................... 181,401      4,545,909
*   WEX, Inc.........................................................  28,955      5,477,707
*   Workday, Inc., Class A...........................................   3,900        632,424
*   Xerox Holdings Corp.............................................. 173,641      5,891,639
    Xilinx, Inc......................................................  95,771      8,690,261
    Xperi Corp.......................................................  59,761      1,213,447
*   Zebra Technologies Corp., Class A................................  53,438     12,711,297
*   Zendesk, Inc.....................................................   8,942        631,752
#*  Zix Corp.........................................................  42,901        283,576
#*  Zscaler, Inc.....................................................   4,824        212,160
                                                                              --------------
TOTAL INFORMATION TECHNOLOGY.........................................          2,068,536,793
                                                                              --------------

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
MATERIALS -- (4.0%)
>>  A Schulman, Inc..................................................  27,726 $         0
#   Advanced Emissions Solutions, Inc................................   1,692      23,400
*   AdvanSix, Inc....................................................  36,394     828,327
#*  AgroFresh Solutions, Inc.........................................  19,213      44,190
    Air Products & Chemicals, Inc....................................  38,463   8,202,619
#*  AK Steel Holding Corp............................................ 254,872     601,498
#   Albemarle Corp...................................................  63,888   3,880,557
*   Alcoa Corp.......................................................  87,091   1,810,622
#*  Allegheny Technologies, Inc......................................  98,654   2,072,721
*   Amcor P.L.C...................................................... 554,262   5,276,574
    American Vanguard Corp...........................................  40,452     565,519
#*  Ampco-Pittsburgh Corp............................................   3,640      14,123
    AptarGroup, Inc..................................................  73,152   8,642,909
    Ashland Global Holdings, Inc.....................................  39,372   3,046,212
    Avery Dennison Corp..............................................  73,397   9,384,540
*   Axalta Coating Systems, Ltd...................................... 211,617   6,240,585
    Balchem Corp.....................................................  30,850   3,122,329
    Ball Corp........................................................ 185,037  12,947,039
*   Berry Global Group, Inc.......................................... 109,212   4,533,390
    Boise Cascade Co.................................................  49,459   1,769,148
    Cabot Corp.......................................................  58,563   2,552,761
    Carpenter Technology Corp........................................  59,378   2,910,710
    Celanese Corp....................................................  86,305  10,455,851
#*  Century Aluminum Co.............................................. 106,878     623,099
    CF Industries Holdings, Inc...................................... 115,649   5,244,682
    Chase Corp.......................................................  10,926   1,279,981
#   Chemours Co. (The)............................................... 108,352   1,778,056
*   Clearwater Paper Corp............................................  18,322     339,690
#   Cleveland-Cliffs, Inc............................................ 289,795   2,095,218
*   Coeur Mining, Inc................................................ 284,553   1,570,733
    Commercial Metals Co............................................. 145,236   2,807,412
#   Compass Minerals International, Inc..............................  42,409   2,395,260
*   Contango ORE, Inc................................................     780      12,149
*   Core Molding Technologies, Inc...................................   6,699      38,251
*   Corteva, Inc..................................................... 137,345   3,623,161
*   Crown Holdings, Inc..............................................  96,831   7,053,170
    Domtar Corp......................................................  80,327   2,923,100
*   Dow, Inc......................................................... 167,706   8,467,476
    DuPont de Nemours, Inc........................................... 137,345   9,052,409
    Eagle Materials, Inc.............................................  41,526   3,792,985
    Eastman Chemical Co..............................................  86,161   6,551,682
    Ecolab, Inc......................................................  28,663   5,505,302
*   Element Solutions, Inc........................................... 302,466   3,284,781
*   Ferro Corp....................................................... 109,934   1,223,565
    Ferroglobe P.L.C................................................. 128,681      79,551
#*  Flotek Industries, Inc...........................................  43,297      82,697
    FMC Corp.........................................................  55,416   5,070,564
    Freeport-McMoRan, Inc............................................ 785,168   7,710,350
    Friedman Industries, Inc.........................................   5,121      35,488
    FutureFuel Corp..................................................  43,253     533,309
*   GCP Applied Technologies, Inc....................................  83,417   1,723,395
    Gold Resource Corp...............................................  70,007     306,631
    Graphic Packaging Holding Co..................................... 456,613   7,150,560
    Greif, Inc., Class A.............................................  37,608   1,473,105
    Greif, Inc., Class B.............................................  12,847     604,194
    Hawkins, Inc.....................................................  12,128     518,472
    Haynes International, Inc........................................  15,440     532,062
#   HB Fuller Co.....................................................  62,098   3,030,382
#   Hecla Mining Co.................................................. 575,847   1,324,448

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
MATERIALS -- (Continued)
    Huntsman Corp.................................................... 345,609 $ 7,648,327
*   Ingevity Corp....................................................  34,911   2,939,855
    Innophos Holdings, Inc...........................................  23,873     778,737
    Innospec, Inc....................................................  25,734   2,351,058
#   International Flavors & Fragrances, Inc..........................  19,260   2,349,913
    International Paper Co........................................... 222,109   9,701,721
*   Intrepid Potash, Inc............................................. 153,694     474,914
    Kaiser Aluminum Corp.............................................  12,565   1,345,460
*   Koppers Holdings, Inc............................................  24,108     773,867
*   Kraton Corp......................................................  40,048     897,876
#   Kronos Worldwide, Inc............................................  83,977   1,064,828
    Linde P.L.C......................................................  50,058   9,929,004
#*  Livent Corp......................................................  73,572     504,704
    Louisiana-Pacific Corp........................................... 150,572   4,401,220
*   LSB Industries, Inc..............................................  29,408     124,396
    LyondellBasell Industries NV, Class A............................ 115,041  10,319,178
    Martin Marietta Materials, Inc...................................  26,524   6,946,901
    Materion Corp....................................................  26,150   1,486,366
    Mercer International, Inc........................................  83,349   1,016,858
    Minerals Technologies, Inc.......................................  43,020   2,127,339
    Mosaic Co. (The)................................................. 153,756   3,056,669
    Myers Industries, Inc............................................  69,668   1,179,479
    Neenah, Inc......................................................  22,884   1,476,018
    NewMarket Corp...................................................   7,928   3,848,965
    Newmont Goldcorp Corp............................................ 244,073   9,697,020
    Nexa Resources SA................................................   3,500      37,415
    Northern Technologies International Corp.........................   5,456      68,091
    Nucor Corp....................................................... 150,967   8,129,573
#   Olin Corp........................................................ 234,289   4,296,860
    Olympic Steel, Inc...............................................  16,080     240,878
*   OMNOVA Solutions, Inc............................................  63,080     637,739
    Owens-Illinois, Inc.............................................. 193,419   1,644,062
    Packaging Corp. of America.......................................  63,610   6,962,751
    PH Glatfelter Co.................................................  48,803     878,454
    PolyOne Corp.....................................................  93,130   2,984,817
    PPG Industries, Inc.............................................. 103,673  12,971,566
*   PQ Group Holdings, Inc...........................................   3,040      50,069
#   Quaker Chemical Corp.............................................  15,831   2,420,243
*   Ramaco Resources, Inc............................................   6,117      21,715
    Rayonier Advanced Materials, Inc.................................  61,501     256,459
    Reliance Steel & Aluminum Co.....................................  71,129   8,253,809
    Resolute Forest Products, Inc.................................... 103,956     376,321
#   Royal Gold, Inc..................................................  47,315   5,462,044
    RPM International, Inc........................................... 100,884   7,307,028
*   Ryerson Holding Corp.............................................  34,253     297,659
    Schnitzer Steel Industries, Inc., Class A........................  31,040     662,394
    Schweitzer-Mauduit International, Inc............................  39,405   1,595,508
#   Scotts Miracle-Gro Co. (The).....................................  50,580   5,077,726
    Sealed Air Corp..................................................  80,023   3,342,561
    Sensient Technologies Corp.......................................  53,745   3,362,287
    Sherwin-Williams Co. (The).......................................  13,434   7,688,547
    Silgan Holdings, Inc............................................. 128,720   3,960,714
    Sonoco Products Co............................................... 111,793   6,450,456
#   Southern Copper Corp.............................................  22,465     799,305
    Steel Dynamics, Inc.............................................. 195,556   5,937,080
    Stepan Co........................................................  28,889   2,823,033
*   Summit Materials, Inc., Class A.................................. 136,643   3,133,224
*   SunCoke Energy, Inc.............................................. 114,410     605,229
    Synalloy Corp....................................................   5,922      92,739

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES     VALUE+
                                                                      ------- ------------
MATERIALS -- (Continued)
    Tecnoglass, Inc..................................................  12,556 $    106,098
#*  TimkenSteel Corp.................................................  67,070      376,933
*   Trecora Resources................................................  20,945      183,688
    Tredegar Corp....................................................  34,968      695,164
    Trinseo SA.......................................................  49,458    2,101,965
*   Tronox Holdings P.L.C., Class A..................................  88,046      747,511
*   UFP Technologies, Inc............................................   4,909      204,263
    United States Lime & Minerals, Inc...............................   5,417      479,405
#   United States Steel Corp......................................... 196,513    2,261,865
*   Universal Stainless & Alloy Products, Inc........................   9,341      125,356
#*  US Concrete, Inc.................................................  21,479    1,122,493
    Valvoline, Inc................................................... 121,136    2,585,042
*   Venator Materials P.L.C..........................................  56,322      139,115
*   Verso Corp., Class A.............................................  39,389      576,655
    Vulcan Materials Co..............................................  44,838    6,406,005
    Warrior Met Coal, Inc............................................  63,386    1,234,759
#   Westlake Chemical Corp...........................................  79,109    4,998,898
    WestRock Co...................................................... 125,734    4,698,680
    Worthington Industries, Inc......................................  77,854    2,865,806
    WR Grace & Co....................................................  40,003    2,658,199
                                                                              ------------
TOTAL MATERIALS......................................................          418,599,923
                                                                              ------------
REAL ESTATE -- (0.3%)
    Alexander & Baldwin, Inc.........................................  10,076      236,887
*   Altisource Asset Management Corp.................................     743       10,068
*   Altisource Portfolio Solutions SA................................   8,399      149,502
*   CBRE Group, Inc., Class A........................................ 182,441    9,769,716
*   CKX Lands, Inc...................................................      39          367
    Consolidated-Tomoka Land Co......................................   5,564      355,929
*   Cushman & Wakefield PLC..........................................     584       10,892
#*  Five Point Holdings LLC, Class A.................................   3,182       21,033
*   Forestar Group, Inc..............................................   6,970      130,897
*   FRP Holdings, Inc................................................  10,189      527,586
    Griffin Industrial Realty, Inc...................................   3,069      120,857
*   Howard Hughes Corp. (The)........................................  32,393    3,622,185
    Jones Lang LaSalle, Inc..........................................  47,662    6,983,436
    Kennedy-Wilson Holdings, Inc..................................... 174,667    4,019,088
*   Marcus & Millichap, Inc..........................................  49,855    1,780,821
    Newmark Group, Inc., Class A..................................... 167,531    1,779,179
*   Rafael Holdings, Inc., Class B...................................  16,232      281,950
    RE/MAX Holdings, Inc., Class A...................................  21,136      706,999
    RMR Group, Inc. (The), Class A...................................  12,637      611,631
#*  St Joe Co. (The).................................................  69,648    1,291,970
*   Stratus Properties, Inc..........................................   7,316      201,775
*   Tejon Ranch Co...................................................  31,003      498,528
*   Trinity Place Holdings, Inc......................................  16,037       63,827
                                                                              ------------
TOTAL REAL ESTATE....................................................           33,175,123
                                                                              ------------
UTILITIES -- (2.2%)
    AES Corp......................................................... 259,356    4,422,020
    ALLETE, Inc......................................................  28,503    2,452,968
    Alliant Energy Corp..............................................  40,265    2,147,735
    Ameren Corp......................................................  48,048    3,733,330
    American Electric Power Co., Inc.................................  37,600    3,549,064
    American States Water Co.........................................  26,118    2,484,605
    American Water Works Co., Inc....................................  35,638    4,393,096
    Aqua America, Inc................................................  75,684    3,430,756
#*  AquaVenture Holdings, Ltd........................................  27,228      534,213

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
UTILITIES -- (Continued)
    Artesian Resources Corp., Class A................................   6,355 $   235,771
    Atlantica Yield P.L.C............................................  92,208   2,213,914
    Atmos Energy Corp................................................  35,933   4,041,744
#   Avangrid, Inc....................................................  24,409   1,221,670
    Avista Corp......................................................  39,964   1,919,471
    Black Hills Corp.................................................  45,735   3,605,290
    California Water Service Group...................................  43,574   2,438,837
    CenterPoint Energy, Inc..........................................  80,995   2,354,525
    Chesapeake Utilities Corp........................................  14,778   1,400,954
    Clearway Energy, Inc., Class A...................................  22,752     390,652
    Clearway Energy, Inc., Class C...................................  47,356     858,564
    CMS Energy Corp..................................................  51,708   3,305,175
    Consolidated Edison, Inc.........................................  50,098   4,620,038
    Consolidated Water Co., Ltd......................................   8,030     140,846
    Dominion Energy, Inc.............................................  63,687   5,257,362
    DTE Energy Co....................................................  38,440   4,894,181
    Duke Energy Corp.................................................  52,746   4,971,838
    Edison International.............................................  77,196   4,855,628
    El Paso Electric Co..............................................  35,161   2,345,590
    Entergy Corp.....................................................  40,677   4,941,442
    Evergy, Inc......................................................  85,366   5,455,741
    Eversource Energy................................................  70,335   5,889,853
    Exelon Corp......................................................  70,755   3,218,645
    FirstEnergy Corp................................................. 115,451   5,578,592
#   Genie Energy, Ltd., Class B......................................  15,076     112,316
    Hawaiian Electric Industries, Inc................................  46,687   2,107,918
    IDACORP, Inc.....................................................  27,260   2,933,721
    MDU Resources Group, Inc......................................... 130,696   3,775,807
    MGE Energy, Inc..................................................  30,533   2,352,262
    Middlesex Water Co...............................................  14,184     953,874
    National Fuel Gas Co.............................................  37,254   1,687,979
    New Jersey Resources Corp........................................  62,225   2,713,010
    NextEra Energy, Inc..............................................  36,954   8,807,616
    NiSource, Inc.................................................... 106,538   2,987,326
    Northwest Natural Holding Co.....................................  25,919   1,797,742
    NorthWestern Corp................................................  41,554   3,013,496
    NRG Energy, Inc.................................................. 368,666  14,790,880
    OGE Energy Corp..................................................  77,354   3,330,863
    ONE Gas, Inc.....................................................  29,343   2,724,204
#   Ormat Technologies, Inc..........................................  52,901   4,050,101
    Otter Tail Corp..................................................  36,029   2,042,124
    Pattern Energy Group, Inc., Class A..............................  89,943   2,521,102
#*  PG&E Corp........................................................  33,562     207,078
    Pinnacle West Capital Corp.......................................  22,347   2,103,300
    PNM Resources, Inc...............................................  68,383   3,566,173
    Portland General Electric Co.....................................  53,704   3,054,684
    PPL Corp......................................................... 146,987   4,922,595
    Public Service Enterprise Group, Inc.............................  59,856   3,789,483
*   Pure Cycle Corp..................................................  13,614     152,205
    RGC Resources, Inc...............................................   4,261     124,293
    Sempra Energy....................................................  18,649   2,694,967
    SJW Group........................................................  25,140   1,818,879
#   South Jersey Industries, Inc.....................................  72,979   2,347,005
    Southern Co. (The)...............................................  77,191   4,836,788
    Southwest Gas Holdings, Inc......................................  25,612   2,235,928
#   Spark Energy, Inc., Class A......................................   6,094      58,320
    Spire, Inc.......................................................  23,955   2,013,657
    TerraForm Power, Inc., Class A...................................  19,409     329,565
    UGI Corp.........................................................  89,981   4,289,394

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                       ---------- ---------------
UTILITIES -- (Continued)
     Unitil Corp......................................................     12,837 $       799,360
     Vistra Energy Corp...............................................    298,203       8,060,427
     WEC Energy Group, Inc............................................     67,601       6,381,534
     Xcel Energy, Inc.................................................     56,192       3,568,754
     York Water Co. (The).............................................      9,812         432,121
                                                                                  ---------------
TOTAL UTILITIES.......................................................                223,792,961
                                                                                  ---------------
TOTAL COMMON STOCKS...................................................             10,092,538,544
                                                                                  ---------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
     GCI Liberty, Inc.................................................      9,450         248,251
                                                                                  ---------------
INDUSTRIALS -- (0.0%)
     Air T Funding....................................................        380             935
                                                                                  ---------------
TOTAL PREFERRED STOCKS................................................                    249,186
                                                                                  ---------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
*>>  Parker Drilling Co...............................................      1,207               0
                                                                                  ---------------
TOTAL INVESTMENT SECURITIES
  (Cost $5,830,317,614)...............................................             10,092,787,730
                                                                                  ---------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
     State Street Institutional U.S. Government Money Market Fund
       1.752%......................................................... 26,461,490      26,461,490
                                                                                  ---------------
SECURITIES LENDING COLLATERAL -- (3.6%)
@(S) The DFA Short Term Investment Fund............................... 32,327,432     374,060,715
                                                                                  ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $6,230,794,470)...............................................            $10,493,309,935
                                                                                  ===============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                 LEVEL 1     LEVEL 2 LEVEL 3     TOTAL
                                              -------------- ------- ------- --------------
Common Stocks
   Communication Services.................... $  751,935,835      --   --    $  751,935,835
   Consumer Discretionary....................  1,240,416,276 $ 3,654   --     1,240,419,930
   Consumer Staples..........................    590,180,570      --   --       590,180,570
   Energy....................................    452,462,846      --   --       452,462,846
   Financials................................  1,694,687,183  30,196   --     1,694,717,379
   Health Care...............................  1,188,572,982      --   --     1,188,572,982
   Industrials...............................  1,430,144,202      --   --     1,430,144,202
   Information Technology....................  2,068,536,793      --   --     2,068,536,793
   Materials.................................    418,599,923      --   --       418,599,923
   Real Estate...............................     33,175,123      --   --        33,175,123
   Utilities.................................    223,792,961      --   --       223,792,961
Preferred Stocks
   Communication Services....................        248,251      --   --           248,251
   Industrials...............................            935      --   --               935

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


                                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ----------------------------------------------------
                                                  LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                              --------------- ------------ ------- ---------------
Temporary Cash Investments................... $    26,461,490           --   --    $    26,461,490
Securities Lending Collateral................              -- $374,060,715   --        374,060,715
                                              --------------- ------------   --    ---------------
TOTAL........................................ $10,119,215,370 $374,094,565   --    $10,493,309,935
                                              =============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
COMMON STOCKS -- (98.7%)
AUSTRALIA -- (6.5%)
    AMP, Ltd......................................................... 2,457,088 $  3,104,629
    Aurizon Holdings, Ltd............................................   173,465      705,697
    Australia & New Zealand Banking Group, Ltd....................... 2,703,034   49,673,944
    Bank of Queensland, Ltd..........................................   424,892    2,651,775
    Bendigo & Adelaide Bank, Ltd.....................................   489,636    3,593,489
    BlueScope Steel, Ltd.............................................   989,921    9,061,916
    Boral, Ltd....................................................... 1,307,721    4,540,298
    Challenger, Ltd..................................................    70,533      386,853
    Crown Resorts, Ltd...............................................    31,033      266,592
    Downer EDI, Ltd..................................................   680,607    3,785,572
    Fortescue Metals Group, Ltd...................................... 2,802,098   17,150,584
    Harvey Norman Holdings, Ltd......................................   940,640    2,654,031
    Incitec Pivot, Ltd............................................... 1,346,014    3,202,758
    National Australia Bank, Ltd..................................... 1,623,719   31,872,197
    Newcrest Mining, Ltd.............................................   453,595    9,901,218
    Oil Search, Ltd..................................................   751,271    3,707,738
    Origin Energy, Ltd............................................... 1,272,065    6,896,443
    QBE Insurance Group, Ltd.........................................   988,846    8,603,340
    Qube Holdings, Ltd...............................................   137,805      308,973
    Rio Tinto, Ltd...................................................       846       52,903
    Santos, Ltd...................................................... 2,296,013   12,842,780
    South32, Ltd..................................................... 8,045,380   14,078,852
    Star Entertainment Grp, Ltd. (The)...............................   842,380    2,731,407
    Suncorp Group, Ltd............................................... 1,223,538   11,359,937
    Tabcorp Holdings, Ltd............................................ 1,518,842    5,032,902
    Westpac Banking Corp.............................................   591,288   11,480,144
    Westpac Banking Corp., Sponsored ADR.............................    10,974      212,457
    Whitehaven Coal, Ltd.............................................   957,264    2,177,189
    Woodside Petroleum, Ltd.......................................... 1,003,276   22,236,070
    Worley, Ltd......................................................   215,076    2,018,752
                                                                                ------------
TOTAL AUSTRALIA......................................................            246,291,440
                                                                                ------------
AUSTRIA -- (0.1%)
    Erste Group Bank AG..............................................    27,558      974,667
    Raiffeisen Bank International AG.................................   116,827    2,878,533
    Verbund AG.......................................................     1,726       93,506
    Voestalpine AG...................................................     7,895      198,107
                                                                                ------------
TOTAL AUSTRIA........................................................              4,144,813
                                                                                ------------
BELGIUM -- (1.2%)
    Ageas............................................................   207,329   11,956,804
    KBC Group NV.....................................................   179,942   12,652,491
    Proximus SADP....................................................    11,419      350,915
    Solvay SA........................................................    86,655    9,421,647
    UCB SA...........................................................   114,937    9,263,785
                                                                                ------------
TOTAL BELGIUM........................................................             43,645,642
                                                                                ------------
CANADA -- (8.5%)
    Agnico Eagle Mines, Ltd..........................................   125,511    7,715,161
    AltaGas, Ltd.....................................................   111,722    1,625,232
    Bank of Montreal, (2073174)......................................   423,189   31,311,754
    Bank of Montreal, (2076009)......................................    61,431    4,547,508
    Bank of Nova Scotia (The)........................................    92,457    5,302,712
    Bank of Nova Scotia (The)........................................   359,469   20,608,358
    Barrick Gold Corp................................................   451,382    7,841,182

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
CANADA -- (Continued)
    Barrick Gold Corp................................................    38,527 $    668,829
    Cameco Corp......................................................   244,907    2,187,020
    Canadian Imperial Bank of Commerce...............................   120,858   10,305,643
    Canadian Imperial Bank of Commerce...............................   120,151   10,244,074
    Canadian Natural Resources, Ltd.................................. 1,045,750   26,373,815
    Cenovus Energy, Inc..............................................   102,100      869,761
    Cenovus Energy, Inc..............................................   429,409    3,645,682
    Empire Co., Ltd., Class A........................................    21,943      582,603
    Encana Corp...................................................... 1,048,258    4,106,758
    Encana Corp......................................................   146,858      577,152
    Fairfax Financial Holdings, Ltd..................................    24,267   10,280,910
    First Quantum Minerals, Ltd......................................   476,469    4,026,342
    Genworth MI Canada, Inc..........................................    42,300    1,708,572
    Great-West Lifeco, Inc...........................................    75,220    1,829,244
    Husky Energy, Inc................................................   558,772    3,903,048
    IA Financial Crop., Inc..........................................   155,214    7,474,925
    Imperial Oil, Ltd................................................   217,898    5,419,123
*   Kinross Gold Corp................................................ 1,947,880    9,465,061
    Lundin Mining Corp...............................................   738,241    3,727,358
    Magna International, Inc.........................................   429,343   23,085,773
    Manulife Financial Corp..........................................   422,548    7,869,640
    Manulife Financial Corp..........................................   566,432   10,546,964
    Metro, Inc.......................................................    15,589      659,257
    Nutrien, Ltd.....................................................   233,353   11,151,949
    Onex Corp........................................................    11,106      652,902
*   Stars Group, Inc. (The)..........................................    82,859    1,803,012
    Sun Life Financial, Inc..........................................   252,615   11,337,361
    Suncor Energy, Inc., (B3NB0P5)...................................   613,987   18,229,274
    Suncor Energy, Inc., (B3NB1P2)...................................   798,401   23,738,052
    Teck Resources, Ltd., Class A....................................       600        9,566
    Teck Resources, Ltd., Class B....................................   222,229    3,512,875
    Teck Resources, Ltd., Class B....................................   592,686    9,382,219
    TMX Group, Ltd...................................................    48,600    4,246,366
    Tourmaline Oil Corp..............................................    28,916      248,084
*   Turquoise Hill Resources, Ltd....................................   112,298       46,041
    West Fraser Timber Co., Ltd......................................     4,366      201,875
    Wheaton Precious Metals Corp.....................................   192,935    5,415,685
                                                                                ------------
TOTAL CANADA.........................................................            318,484,722
                                                                                ------------
DENMARK -- (1.8%)
    AP Moller - Maersk A.S., Class A.................................     1,275    1,531,589
    AP Moller - Maersk A.S., Class B.................................     2,675    3,412,235
    Carlsberg A.S., Class B..........................................    83,957   11,823,172
    Danske Bank A.S..................................................   258,347    3,691,915
*   Demant A.S.......................................................    51,965    1,372,665
    DSV Panalpina A.S................................................   161,387   15,685,059
    H Lundbeck A.S...................................................    79,052    2,701,253
    ISS A.S..........................................................   163,361    4,276,990
    Novozymes A.S., Class B..........................................    47,867    2,256,429
    Rockwool International A.S., Class B.............................     1,932      379,712
    Tryg A.S.........................................................    62,921    1,758,708
    Vestas Wind Systems A.S..........................................   222,153   18,098,315
                                                                                ------------
TOTAL DENMARK........................................................             66,988,042
                                                                                ------------
FINLAND -- (1.0%)
    Fortum Oyj.......................................................   268,814    6,569,173
    Nokia Oyj........................................................    57,605      211,469
    Nordea Bank Abp..................................................   874,513    6,400,853

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
FINLAND -- (Continued)
    Nordea Bank Abp..................................................   308,501 $  2,257,868
    Stora Enso Oyj, Class R..........................................   451,131    5,860,966
    UPM-Kymmene Oyj..................................................   446,721   14,549,456
                                                                                ------------
TOTAL FINLAND........................................................             35,849,785
                                                                                ------------
FRANCE -- (10.2%)
    Amundi SA........................................................    26,289    1,878,803
    Arkema SA........................................................    84,597    8,657,480
    Atos SE..........................................................    30,306    2,351,945
    AXA SA...........................................................   608,078   16,096,563
    BNP Paribas SA...................................................   555,589   29,034,826
    Bollore SA.......................................................   795,825    3,447,808
*   Bollore SA.......................................................     4,706       20,050
    Bouygues SA......................................................   299,451   12,702,127
    Carrefour SA.....................................................   722,566   12,302,084
    Cie de Saint-Gobain..............................................   623,319   25,386,497
    Cie Generale des Etablissements Michelin SCA.....................   209,836   25,549,042
    CNP Assurances...................................................   204,478    4,058,733
    Credit Agricole SA...............................................   320,484    4,181,786
    Electricite de France SA.........................................   525,218    5,425,930
    Engie SA.........................................................   925,280   15,493,603
    Faurecia SE......................................................    32,205    1,502,947
    Iliad SA.........................................................     6,667      690,937
    Natixis SA.......................................................   569,964    2,618,598
    Orange SA........................................................ 1,734,362   27,913,673
    Peugeot SA.......................................................   931,406   23,588,893
    Publicis Groupe SA...............................................   119,652    5,149,646
    Renault SA.......................................................   204,291   10,430,879
    Sanofi...........................................................    33,661    3,103,109
    SCOR SE..........................................................   104,207    4,395,360
    SES SA...........................................................   138,329    2,681,494
    Societe Generale SA..............................................   629,447   17,900,782
    Total SA......................................................... 2,033,537  107,509,426
    Valeo SA.........................................................   218,084    8,121,598
    Vivendi SA.......................................................    73,806    2,055,320
*   Worldline SA.....................................................     2,646      161,002
                                                                                ------------
TOTAL FRANCE.........................................................            384,410,941
                                                                                ------------
GERMANY -- (6.6%)
    1&1 Drillisch AG.................................................     4,261      114,122
    Allianz SE.......................................................    71,557   17,475,832
    BASF SE..........................................................    29,579    2,248,572
    Bayer AG.........................................................   582,115   45,158,250
    Bayerische Motoren Werke AG......................................   357,806   27,398,883
    Commerzbank AG...................................................   731,577    4,377,569
    Continental AG...................................................    86,820   11,628,739
    Daimler AG.......................................................   929,573   54,215,244
    Deutsche Bank AG.................................................   411,744    2,985,856
    Deutsche Bank AG.................................................   719,334    5,215,171
    Deutsche Lufthansa AG............................................   504,513    8,739,773
    Deutsche Telekom AG..............................................    10,899      191,774
    Evonik Industries AG.............................................    20,362      536,619
    Fraport AG Frankfurt Airport Services Worldwide..................    36,156    3,022,014
    Hannover Rueck SE................................................     3,788      671,248
    Hapag-Lloyd AG...................................................    11,033      801,493
    HeidelbergCement AG..............................................   169,740   12,584,188
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........    69,429   19,290,125
    RWE AG...........................................................   297,402    9,063,167

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
GERMANY -- (Continued)
*   Talanx AG........................................................    70,139 $  3,232,595
    Telefonica Deutschland Holding AG................................ 1,322,467    4,199,916
    Uniper SE........................................................   274,523    8,555,935
    Volkswagen AG....................................................    37,078    7,009,230
                                                                                ------------
TOTAL GERMANY........................................................            248,716,315
                                                                                ------------
HONG KONG -- (2.9%)
    Bank of East Asia, Ltd. (The)....................................   128,381      309,257
    BOC Aviation, Ltd................................................   321,000    3,015,763
#   Cathay Pacific Airways, Ltd......................................   896,000    1,144,685
    CK Asset Holdings, Ltd........................................... 1,338,500    9,312,893
    CK Hutchison Holdings, Ltd....................................... 2,105,348   19,438,839
    Hang Lung Group, Ltd.............................................   639,000    1,600,461
    Hang Lung Properties, Ltd........................................ 1,391,000    3,057,698
    Henderson Land Development Co., Ltd..............................   596,730    2,980,415
    Kerry Properties, Ltd............................................   853,500    2,759,930
    Melco International Development, Ltd.............................   196,000      519,468
    MTR Corp., Ltd...................................................   520,211    2,982,776
    New World Development Co., Ltd................................... 6,899,799    9,869,717
    NWS Holdings, Ltd................................................ 1,634,172    2,432,104
    Shangri-La Asia, Ltd.............................................   822,000      843,711
    Sino Land Co., Ltd............................................... 2,409,552    3,601,959
    SJM Holdings, Ltd................................................ 2,311,000    2,468,705
    Sun Hung Kai Properties, Ltd..................................... 1,302,434   19,736,182
    Swire Pacific, Ltd., Class A.....................................   727,500    6,934,734
    Swire Pacific, Ltd., Class B..................................... 1,162,500    1,716,698
    Tsim Sha Tsui Properties, Ltd....................................   201,125      650,674
    WH Group, Ltd.................................................... 3,530,000    3,726,065
    Wharf Holdings, Ltd. (The)....................................... 1,137,000    2,580,141
    Wheelock & Co., Ltd.............................................. 1,044,000    6,456,723
    Xinyi Glass Holdings, Ltd........................................   664,000      746,561
    Yue Yuen Industrial Holdings, Ltd................................   764,000    2,153,096
                                                                                ------------
TOTAL HONG KONG......................................................            111,039,255
                                                                                ------------
IRELAND -- (0.3%)
    AIB Group P.L.C..................................................   297,883      955,316
    Bank of Ireland Group P.L.C......................................   295,522    1,424,424
    CRH P.L.C........................................................    34,724    1,264,293
    CRH P.L.C., Sponsored ADR........................................   122,045    4,454,643
    Flutter Entertainment P.L.C......................................    37,841    3,910,773
                                                                                ------------
TOTAL IRELAND........................................................             12,009,449
                                                                                ------------
ISRAEL -- (0.5%)
    Bank Hapoalim BM................................................. 1,060,054    8,484,310
    Bank Leumi Le-Israel BM..........................................   489,412    3,564,997
*   First International Bank Of Israel, Ltd..........................    48,295    1,325,865
    Israel Discount Bank, Ltd., Class A..............................   815,725    3,727,720
    Mizrahi Tefahot Bank, Ltd........................................    23,160      574,613
                                                                                ------------
TOTAL ISRAEL.........................................................             17,677,505
                                                                                ------------
ITALY -- (2.2%)
    Assicurazioni Generali SpA.......................................    41,034      832,066
    Eni SpA..........................................................   949,298   14,401,785
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................   285,302    4,370,827
    Fiat Chrysler Automobiles NV, (BRJFWP3).......................... 1,151,944   17,876,747
    Intesa Sanpaolo SpA.............................................. 8,059,011   20,194,464
    Mediobanca Banca di Credito Finanziario SpA......................   271,342    3,226,616

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
ITALY -- (Continued)
*   Telecom Italia SpA............................................... 16,319,351 $ 9,551,613
    UniCredit SpA....................................................  1,121,346  14,226,552
                                                                                 -----------
TOTAL ITALY..........................................................             84,680,670
                                                                                 -----------
JAPAN -- (22.8%)
    AEON Financial Service Co., Ltd..................................     11,700     178,313
    AGC, Inc.........................................................    267,500   9,405,318
    Aisin Seiki Co., Ltd.............................................    124,500   4,968,771
    Alfresa Holdings Corp............................................     67,500   1,507,197
    Alps Alpine Co., Ltd.............................................      7,900     169,365
    Amada Holdings Co., Ltd..........................................    286,000   3,256,999
    Aozora Bank, Ltd.................................................     94,200   2,417,017
    Asahi Kasei Corp.................................................    486,400   5,399,692
    Bank of Kyoto, Ltd. (The)........................................     29,600   1,171,584
    Brother Industries, Ltd..........................................     61,900   1,163,350
    Canon Marketing Japan, Inc.......................................     56,300   1,191,179
    Chiba Bank, Ltd. (The)...........................................    356,600   1,938,245
    Chugoku Bank, Ltd. (The).........................................     73,800     721,164
    Citizen Watch Co., Ltd...........................................    236,300   1,256,302
    Coca-Cola Bottlers Japan Holdings, Inc...........................    129,475   2,939,607
    Concordia Financial Group, Ltd...................................    596,754   2,433,523
    Credit Saison Co., Ltd...........................................    118,700   1,718,863
    Dai Nippon Printing Co., Ltd.....................................    138,400   3,696,456
    Daicel Corp......................................................    333,800   2,983,983
    Daido Steel Co., Ltd.............................................     30,000   1,309,140
    Dai-ichi Life Holdings, Inc......................................    582,800   9,499,293
    Daio Paper Corp..................................................     56,900     758,461
    Daiwa Securities Group, Inc......................................    938,100   4,216,573
    Denka Co., Ltd...................................................     84,000   2,424,127
    Denso Corp.......................................................    323,633  15,026,253
    Dentsu, Inc......................................................    130,000   4,647,467
    DIC Corp.........................................................     97,700   2,798,627
    Dowa Holdings Co., Ltd...........................................     58,600   2,023,117
    Ebara Corp.......................................................     88,400   2,615,430
    FUJIFILM Holdings Corp...........................................    151,400   6,646,795
    Fukuoka Financial Group, Inc.....................................     97,183   1,873,430
    Fukuyama Transporting Co., Ltd...................................     24,700     885,978
    Furukawa Electric Co., Ltd.......................................     85,300   2,384,248
    Fuyo General Lease Co., Ltd......................................      2,000     130,357
    Glory, Ltd.......................................................     42,500   1,251,308
    Hachijuni Bank, Ltd. (The).......................................    168,100     723,108
    Hankyu Hanshin Holdings, Inc.....................................    194,300   7,775,299
    Haseko Corp......................................................    110,200   1,422,062
    Heiwa Corp.......................................................     55,400   1,140,282
    Hino Motors, Ltd.................................................     53,400     504,860
    Hitachi Capital Corp.............................................     56,700   1,270,546
    Hitachi Chemical Co., Ltd........................................    133,100   4,381,624
    Hitachi Construction Machinery Co., Ltd..........................     10,500     271,028
    Hitachi Metals, Ltd..............................................    288,700   3,623,274
    Hitachi, Ltd.....................................................    630,200  23,520,602
    Honda Motor Co., Ltd.............................................  1,365,688  36,947,292
    Ibiden Co., Ltd..................................................    133,600   3,084,922
    Idemitsu Kosan Co., Ltd..........................................    184,100   5,411,670
    IHI Corp.........................................................     81,900   2,018,272
    Iida Group Holdings Co., Ltd.....................................    183,300   3,053,248
    Inpex Corp.......................................................    389,600   3,601,648
    Isetan Mitsukoshi Holdings, Ltd..................................    141,500   1,128,486
    Isuzu Motors, Ltd................................................    273,200   3,174,559
    ITOCHU Corp......................................................    568,900  11,894,492

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Itoham Yonekyu Holdings, Inc.....................................   127,500 $   821,805
    Iyo Bank, Ltd. (The).............................................    48,818     257,942
    J Front Retailing Co., Ltd.......................................   310,300   3,945,740
    Japan Post Holdings Co., Ltd.....................................   396,700   3,641,400
    JFE Holdings, Inc................................................   461,492   5,772,175
    JGC Holdings Corp................................................    94,700   1,369,687
    JSR Corp.........................................................   245,500   4,608,950
    JTEKT Corp.......................................................   284,300   3,626,071
    JXTG Holdings, Inc............................................... 2,651,486  12,393,680
    Kajima Corp......................................................   113,900   1,565,279
    Kamigumi Co., Ltd................................................    93,000   2,102,836
    Kandenko Co., Ltd................................................   115,700   1,093,985
    Kaneka Corp......................................................    68,600   2,283,596
    Kansai Mirai Financial Group, Inc................................     6,753      43,935
    Kawasaki Heavy Industries, Ltd...................................   189,400   4,545,283
    Kobe Steel, Ltd..................................................    67,300     361,840
    Kokuyo Co., Ltd..................................................    71,500   1,049,220
    Konica Minolta, Inc..............................................   624,500   4,583,704
    K's Holdings Corp................................................   193,800   2,214,226
    Kuraray Co., Ltd.................................................   491,400   5,846,337
    Kurita Water Industries, Ltd.....................................    11,100     319,542
    Kyushu Financial Group, Inc......................................   149,510     603,479
    LIXIL Group Corp.................................................   279,540   5,198,859
    Mabuchi Motor Co., Ltd...........................................    31,900   1,292,494
    Maeda Corp.......................................................    13,700     127,147
    Maeda Road Construction Co., Ltd.................................    54,200   1,166,022
    Marubeni Corp....................................................   924,500   6,506,702
    Mazda Motor Corp.................................................   718,800   6,598,811
    Mebuki Financial Group, Inc......................................   382,218     971,067
    Medipal Holdings Corp............................................   128,800   2,942,761
    Mitsubishi Chemical Holdings Corp................................ 1,140,100   8,688,955
    Mitsubishi Corp..................................................   629,900  16,021,132
    Mitsubishi Gas Chemical Co., Inc.................................   221,200   3,120,449
    Mitsubishi Heavy Industries, Ltd.................................   192,000   7,770,113
    Mitsubishi Logistics Corp........................................    23,400     594,002
    Mitsubishi Materials Corp........................................   153,400   4,411,020
    Mitsubishi Motors Corp...........................................   528,700   2,413,939
    Mitsubishi Tanabe Pharma Corp....................................   101,200   1,211,190
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR.............. 1,471,843   7,624,147
    Mitsubishi UFJ Financial Group, Inc.............................. 3,959,034  20,524,774
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................   545,800   3,350,658
    Mitsui Chemicals, Inc............................................   248,000   5,897,794
    Mitsui Fudosan Co., Ltd..........................................   156,800   4,011,388
    Mitsui OSK Lines, Ltd............................................   140,700   3,832,459
    Mizuho Financial Group, Inc...................................... 6,829,200  10,602,165
    MS&AD Insurance Group Holdings, Inc..............................   234,163   7,561,408
    Nagase & Co., Ltd................................................    85,000   1,285,288
    NEC Corp.........................................................   224,000   8,877,254
    NGK Insulators, Ltd..............................................    92,500   1,421,055
    NGK Spark Plug Co., Ltd..........................................    77,600   1,573,247
    NH Foods, Ltd....................................................   101,700   4,273,012
    NHK Spring Co., Ltd..............................................   255,800   2,089,682
    Nikkon Holdings Co., Ltd.........................................    18,700     454,556
    Nikon Corp.......................................................   316,600   4,036,745
    Nippo Corp.......................................................    66,000   1,356,130
    Nippon Electric Glass Co., Ltd...................................    44,464   1,001,620
    Nippon Express Co., Ltd..........................................    87,500   4,992,363
    Nippon Kayaku Co., Ltd...........................................    95,400   1,159,423
    Nippon Paper Industries Co., Ltd.................................   120,800   2,082,302

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
JAPAN -- (Continued)
    Nippon Shokubai Co., Ltd.........................................    33,800 $ 2,084,206
    Nippon Steel Corp................................................   648,000   9,457,900
    Nippon Yusen K.K.................................................   173,000   3,107,958
    Nipro Corp.......................................................    64,800     759,817
    Nissan Motor Co., Ltd............................................ 1,904,600  12,019,130
    Nitto Denko Corp.................................................    17,600     973,732
    NOK Corp.........................................................   115,300   1,805,949
    Nomura Holdings, Inc.............................................   935,400   4,251,376
    Nomura Real Estate Holdings, Inc.................................   164,100   3,889,066
    NSK, Ltd.........................................................   435,300   4,047,597
    Obayashi Corp....................................................   829,000   8,531,561
    Oji Holdings Corp................................................ 1,147,000   5,930,264
    Orient Corp......................................................   110,500     161,432
    Panasonic Corp...................................................   425,400   3,575,223
    Rengo Co., Ltd...................................................   223,900   1,623,507
    Resona Holdings, Inc............................................. 1,091,400   4,746,020
    Ricoh Co., Ltd...................................................   485,900   4,327,237
    Rohm Co., Ltd....................................................    84,900   6,726,523
    Sankyo Co., Ltd..................................................     9,900     346,477
    Sawai Pharmaceutical Co., Ltd....................................     4,600     259,564
    Seiko Epson Corp.................................................    80,500   1,138,354
    Seino Holdings Co., Ltd..........................................   122,500   1,575,104
    Sekisui House, Ltd...............................................   574,000  12,377,953
    Shimamura Co., Ltd...............................................    14,600   1,236,665
    Shimizu Corp.....................................................   469,800   4,379,476
    Shinsei Bank, Ltd................................................    93,900   1,463,877
    Shizuoka Bank, Ltd. (The)........................................   269,400   2,047,110
    Showa Denko K.K..................................................   122,800   3,445,391
    SoftBank Group Corp..............................................   277,600  10,678,274
    Sojitz Corp...................................................... 1,065,100   3,352,445
    Sompo Holdings, Inc..............................................   205,960   8,095,480
    Sumitomo Bakelite Co., Ltd.......................................     3,100     128,543
    Sumitomo Chemical Co., Ltd....................................... 2,387,000  10,919,040
    Sumitomo Corp....................................................   571,900   9,289,023
    Sumitomo Electric Industries, Ltd................................   933,500  12,801,790
    Sumitomo Forestry Co., Ltd.......................................   169,700   2,463,116
    Sumitomo Heavy Industries, Ltd...................................   156,100   4,848,783
    Sumitomo Metal Mining Co., Ltd...................................   243,500   8,144,996
    Sumitomo Mitsui Financial Group, Inc.............................   752,127  26,702,891
    Sumitomo Mitsui Trust Holdings, Inc..............................   147,000   5,357,474
    Sumitomo Osaka Cement Co., Ltd...................................    21,800     951,613
    Sumitomo Rubber Industries, Ltd..................................   232,900   3,086,799
    T&D Holdings, Inc................................................   708,100   7,886,629
    Taiheiyo Cement Corp.............................................   149,700   4,234,859
    Taiyo Yuden Co., Ltd.............................................    78,100   2,065,427
    Takashimaya Co., Ltd.............................................    47,800     554,863
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR....................     7,691     138,214
    Takeda Pharmaceutical Co., Ltd...................................   409,694  14,803,495
    TDK Corp.........................................................    50,400   4,973,157
    Teijin, Ltd......................................................   243,400   4,877,330
    THK Co., Ltd.....................................................    56,300   1,618,923
    Toda Corp........................................................   178,100   1,112,509
    Toho Holdings Co., Ltd...........................................    54,300   1,377,179
    Tokai Carbon Co., Ltd............................................    34,700     350,431
    Tokai Rika Co., Ltd..............................................     8,400     162,122
    Tokio Marine Holdings, Inc.......................................   165,300   8,937,041
    Tokyo Tatemono Co., Ltd..........................................   240,500   3,421,708
    Tokyu Fudosan Holdings Corp......................................   806,400   5,348,770
    Toray Industries, Inc............................................   454,100   3,209,188

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
JAPAN -- (Continued)
    Tosoh Corp.......................................................   352,900 $  4,832,084
    Toyo Seikan Group Holdings, Ltd..................................   142,500    2,251,980
    Toyoda Gosei Co., Ltd............................................    81,000    1,894,971
    Toyota Motor Corp., Sponsored ADR................................     1,343      186,073
    Toyota Motor Corp................................................ 1,319,788   91,568,056
    Toyota Tsusho Corp...............................................   253,000    8,728,125
    TS Tech Co., Ltd.................................................    47,600    1,524,507
    Ube Industries, Ltd..............................................   131,600    2,817,708
    Universal Entertainment Corp.....................................    11,000      367,069
    Wacoal Holdings Corp.............................................    19,400      510,053
    Yamada Denki Co., Ltd............................................   554,300    2,679,198
    Yamaguchi Financial Group, Inc...................................    88,000      617,434
    Yamaha Motor Co., Ltd............................................   194,600    3,808,891
    Yamazaki Baking Co., Ltd.........................................     5,500       93,768
    Yokohama Rubber Co., Ltd. (The)..................................   153,300    3,423,991
    Zeon Corp........................................................   175,900    2,003,800
                                                                                ------------
TOTAL JAPAN..........................................................            857,535,940
                                                                                ------------
NETHERLANDS -- (3.5%)
    ABN AMRO Bank NV.................................................   347,443    6,476,357
    Aegon NV.........................................................   873,469    3,789,400
    Aegon NV.........................................................    26,360      113,875
    Akzo Nobel NV....................................................    54,664    5,039,659
    ArcelorMittal....................................................   393,472    5,850,524
    ArcelorMittal....................................................   209,997    3,112,164
    ASR Nederland NV.................................................     9,341      342,428
    Coca-Cola European Partners P.L.C................................     9,297      498,590
    ING Groep NV..................................................... 1,741,138   19,715,752
    Koninklijke Ahold Delhaize NV.................................... 1,350,935   33,665,370
    Koninklijke DSM NV...............................................   206,253   24,479,744
    Koninklijke Philips NV...........................................   246,957   10,835,009
    Koninklijke Philips NV...........................................    44,750    1,964,525
    Koninklijke Vopak NV.............................................    53,841    2,957,791
    NN Group NV......................................................   209,469    7,992,686
    Randstad NV......................................................    88,145    4,891,770
                                                                                ------------
TOTAL NETHERLANDS....................................................            131,725,644
                                                                                ------------
NEW ZEALAND -- (0.2%)
    Air New Zealand, Ltd.............................................   749,639    1,357,112
    Auckland International Airport, Ltd..............................   660,518    3,936,568
    EBOS Group, Ltd..................................................    67,560    1,067,070
    Fletcher Building, Ltd...........................................   528,289    1,552,185
*   Fonterra Co-operative Group, Ltd.................................    91,695      243,879
    Ryman Healthcare, Ltd............................................    14,760      121,991
    SKYCITY Entertainment Group, Ltd.................................    84,477      211,643
                                                                                ------------
TOTAL NEW ZEALAND....................................................              8,490,448
                                                                                ------------
NORWAY -- (0.7%)
    Austevoll Seafood ASA............................................     7,521       75,948
    DNB ASA..........................................................   615,267   11,202,338
    Equinor ASA......................................................   131,020    2,432,475
    Equinor ASA, Sponsored ADR.......................................    55,613    1,029,397
    Norsk Hydro ASA.................................................. 1,032,767    3,649,343
    SpareBank 1 SR-Bank ASA..........................................   105,315    1,122,192
    Storebrand ASA...................................................   285,931    2,021,386
    Subsea 7 SA......................................................   148,573    1,395,800

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                          SHARES     VALUE>>
                                                                        ---------- -----------
NORWAY -- (Continued)
     Yara International ASA............................................    102,455 $ 3,991,259
                                                                                   -----------
TOTAL NORWAY...........................................................             26,920,138
                                                                                   -----------
PORTUGAL -- (0.1%)
     Banco Espirito Santo SA...........................................    865,680           0
     EDP Renovaveis SA.................................................    189,207   2,158,155
                                                                                   -----------
TOTAL PORTUGAL.........................................................              2,158,155
                                                                                   -----------
SINGAPORE -- (1.1%)
     CapitaLand, Ltd...................................................  2,368,000   6,259,149
     City Developments, Ltd............................................    495,800   3,926,335
     Frasers Property, Ltd.............................................    282,800     382,539
     Golden Agri-Resources, Ltd........................................  1,696,600     254,661
     Hongkong Land Holdings, Ltd.......................................    422,500   2,320,959
     Hutchison Port Holdings Trust.....................................    211,500      32,761
     Keppel Corp., Ltd.................................................  2,145,500  10,803,418
     Olam International, Ltd...........................................    485,800     652,406
     Oversea-Chinese Banking Corp., Ltd................................    604,856   4,862,563
     Sembcorp Industries, Ltd..........................................    301,600     506,353
     Singapore Airlines, Ltd...........................................    959,700   6,633,221
     United Industrial Corp., Ltd......................................    304,501     648,725
     UOL Group, Ltd....................................................    272,807   1,562,060
     Wilmar International, Ltd.........................................  1,319,500   3,627,936
                                                                                   -----------
TOTAL SINGAPORE........................................................             42,473,086
                                                                                   -----------
SPAIN -- (2.0%)
     Banco Bilbao Vizcaya Argentaria SA................................    828,281   4,362,413
     Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR.................     42,965     224,707
     Banco de Sabadell SA..............................................  3,331,681   3,662,281
     Banco Santander SA................................................ 15,604,192  62,655,472
     Banco Santander SA, Sponsored ADR.................................      2,080       8,237
     Bankia SA.........................................................    581,218   1,108,859
     CaixaBank SA......................................................    170,141     487,896
     Iberdrola S.A.....................................................      1,248      12,827
     Repsol SA.........................................................     93,151   1,535,098
                                                                                   -----------
TOTAL SPAIN............................................................             74,057,790
                                                                                   -----------
SWEDEN -- (2.3%)
     BillerudKorsnas AB................................................    204,631   2,461,112
     Boliden AB........................................................    351,237   9,471,971
     Dometic Group AB..................................................    113,895   1,057,427
     Getinge AB, Class B...............................................     98,420   1,682,642
     Holmen AB, Class B................................................    122,156   3,604,904
     Husqvarna AB, Class B.............................................     57,075     437,246
     ICA Gruppen AB....................................................     97,902   4,332,333
     Intrum AB.........................................................     66,461   1,791,726
     Millicom International Cellular SA................................     55,912   2,548,923
     Peab AB...........................................................    130,012   1,096,320
     Skandinaviska Enskilda Banken AB, Class A.........................    983,754   9,435,513
     SKF AB, Class B...................................................    425,012   7,695,330
     SSAB AB, Class A..................................................     87,079     243,730
     SSAB AB, Class B..................................................    403,767   1,017,176
     Svenska Cellulosa AB SCA, Class A.................................      4,705      49,749
     Svenska Cellulosa AB SCA, Class B.................................    433,333   4,421,785
     Svenska Handelsbanken AB, Class A.................................    545,511   5,474,642
     Svenska Handelsbanken AB, Class B.................................     16,634     167,159
     Swedbank AB, Class A..............................................    420,300   5,889,784

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SWEDEN -- (Continued)
    Tele2 AB, Class B................................................    14,846 $    212,523
    Telefonaktiebolaget LM Ericsson, Class B.........................    13,484      117,834
    Telia Co. AB..................................................... 2,233,668    9,825,700
    Trelleborg AB, Class B...........................................   266,674    4,312,289
    Volvo AB, Class A................................................    38,226      572,856
    Volvo AB, Class B................................................   543,328    8,142,185
                                                                                ------------
TOTAL SWEDEN.........................................................             86,062,859
                                                                                ------------
SWITZERLAND -- (9.7%)
    ABB, Ltd.........................................................   825,333   17,331,979
    Adecco Group AG..................................................   181,472   10,787,812
*   Alcon, Inc.......................................................    58,864    3,488,869
*   Alcon, Inc.......................................................   132,199    7,818,001
    Baloise Holding AG...............................................    51,160    9,462,216
    Banque Cantonale Vaudoise........................................     1,276    1,000,540
    Chocoladefabriken Lindt & Spruengli AG...........................         4      327,555
    Cie Financiere Richemont SA......................................   400,427   31,466,014
    Clariant AG......................................................   118,211    2,424,808
    Credit Suisse Group AG...........................................   575,806    7,127,248
    Credit Suisse Group AG, Sponsored ADR............................    68,468      847,636
    Dufry AG.........................................................     6,450      560,993
    Flughafen Zurich AG..............................................    23,031    4,150,005
    Helvetia Holding AG..............................................    12,755    1,791,660
    Julius Baer Group, Ltd...........................................   222,002    9,831,047
    LafargeHolcim, Ltd...............................................   234,263   12,092,297
    LafargeHolcim, Ltd...............................................   116,138    5,964,829
    Lonza Group AG...................................................    56,702   20,437,239
    Novartis AG, Sponsored ADR.......................................   294,324   25,735,691
    Novartis AG......................................................   660,996   57,754,656
    Swatch Group AG (The)............................................    32,502    9,012,091
    Swatch Group AG (The)............................................    57,739    3,099,798
    Swiss Life Holding AG............................................    30,439   15,244,360
    Swiss Re AG......................................................   155,792   16,340,823
    Swisscom AG......................................................    22,419   11,467,192
    UBS Group AG..................................................... 1,788,324   21,165,100
*   UBS Group AG.....................................................   345,673    4,068,571
    Vifor Pharma AG..................................................    16,099    2,535,258
    Zurich Insurance Group AG........................................   134,082   52,519,925
                                                                                ------------
TOTAL SWITZERLAND....................................................            365,854,213
                                                                                ------------
UNITED KINGDOM -- (14.5%)
    Anglo American P.L.C............................................. 1,030,993   26,534,761
    Antofagasta P.L.C................................................   243,456    2,741,974
    Aviva P.L.C...................................................... 4,995,385   26,925,352
    Barclays P.L.C., Sponsored ADR................................... 1,488,735   12,847,783
    Barclays P.L.C...................................................    55,867      121,179
    Barratt Developments P.L.C....................................... 1,410,355   11,533,606
    BP P.L.C., Sponsored ADR......................................... 1,361,589   51,617,849
    British American Tobacco P.L.C., Sponsored ADR...................    90,672    3,169,893
    British American Tobacco P.L.C................................... 1,156,042   40,433,566
    Carnival P.L.C...................................................    57,946    2,318,812
    Glencore P.L.C................................................... 9,178,897   27,705,384
    GVC Holdings P.L.C...............................................    44,435      512,635
    HSBC Holdings P.L.C.............................................. 1,086,831    8,211,126
    HSBC Holdings P.L.C., Sponsored ADR.............................. 1,269,198   47,962,992
    Investec P.L.C...................................................   641,798    3,638,645
    J Sainsbury P.L.C................................................ 2,431,315    6,407,183
    John Wood Group P.L.C............................................   118,478      520,192

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


                                                                        SHARES      VALUE>>
                                                                      ---------- --------------
UNITED KINGDOM -- (Continued)
    Kingfisher P.L.C.................................................  1,709,937 $    4,587,089
    Lloyds Banking Group P.L.C....................................... 60,864,404     44,772,225
    Lloyds Banking Group P.L.C., ADR.................................    386,353      1,120,424
    Melrose Industries P.L.C.........................................  2,141,562      5,918,606
    Micro Focus International P.L.C., Sponsored ADR..................    107,514      1,475,088
    Micro Focus International P.L.C..................................     36,011        494,262
    Pearson P.L.C....................................................     99,974        882,930
    Pearson P.L.C., Sponsored ADR....................................     50,671        445,905
    Phoenix Group Holdings P.L.C.....................................    237,094      2,165,648
    Royal Bank of Scotland Group P.L.C...............................    528,459      1,460,787
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............    756,667      4,199,502
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................  1,024,535     59,392,279
    Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................    983,769     57,343,895
    Royal Dutch Shell P.L.C., Class A (B03MLX2)......................    159,771      4,631,455
    Standard Chartered P.L.C.........................................  1,090,923      9,898,958
    Standard Life Aberdeen P.L.C.....................................    423,531      1,665,183
    Tesco P.L.C......................................................    146,824        448,188
    Vodafone Group P.L.C............................................. 20,021,313     40,857,880
    Vodafone Group P.L.C., Sponsored ADR.............................    490,086     10,007,549
    Wm Morrison Supermarkets P.L.C...................................  3,262,779      8,428,911
    WPP P.L.C., Sponsored ADR........................................     41,719      2,604,934
    WPP P.L.C........................................................    760,260      9,487,709
                                                                                 --------------
TOTAL UNITED KINGDOM.................................................               545,492,339
                                                                                 --------------
TOTAL COMMON STOCKS..................................................             3,714,709,191
                                                                                 --------------
PREFERRED STOCKS -- (1.3%)
GERMANY -- (1.3%)
    Bayerische Motoren Werke AG......................................     59,288      3,649,363
    Porsche Automobil Holding SE.....................................     94,085      6,927,536
    Volkswagen AG....................................................    206,167     39,193,423
                                                                                 --------------
TOTAL GERMANY........................................................                49,770,322
                                                                                 --------------
TOTAL INVESTMENT SECURITIES
  (Cost $3,576,171,668)..............................................             3,764,479,513
                                                                                 --------------
                                                                                    VALUE+
                                                                                 --------------
SECURITIES LENDING COLLATERAL -- (0.0%)
@(S) The DFA Short Term Investment Fund..............................        267          3,089
                                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,576,174,757)..............................................            $3,764,482,602
                                                                                 ==============

As of October 31, 2019, Tax-Managed DFA International Value Portfolio had entered into the following outstanding futures contracts:

                                                                                   UNREALIZED
                                    NUMBER OF EXPIRATION  NOTIONAL     MARKET     APPRECIATION
DESCRIPTION                         CONTRACTS    DATE      VALUE       VALUE     (DEPRECIATION)
-----------                         --------- ---------- ----------- ----------- --------------
LONG POSITION CONTRACTS:
S&P 500(R) Emini Index.............    180     12/20/19  $27,067,863 $27,322,200    $254,337
                                                         ----------- -----------    --------
TOTAL FUTURES CONTRACTS............                      $27,067,863 $27,322,200    $254,337
                                                         =========== ===========    ========

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                         INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    --------------------------------------------------
                                      LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                    ------------ -------------- ------- --------------
Common Stocks
   Australia....................... $    212,457 $  246,078,983   --    $  246,291,440
   Austria.........................           --      4,144,813   --         4,144,813
   Belgium.........................           --     43,645,642   --        43,645,642
   Canada..........................  318,484,722             --   --       318,484,722
   Denmark.........................           --     66,988,042   --        66,988,042
   Finland.........................           --     35,849,785   --        35,849,785
   France..........................       20,050    384,390,891   --       384,410,941
   Germany.........................    5,215,171    243,501,144   --       248,716,315
   Hong Kong.......................           --    111,039,255   --       111,039,255
   Ireland.........................    4,454,643      7,554,806   --        12,009,449
   Israel..........................           --     17,677,505   --        17,677,505
   Italy...........................    4,370,827     80,309,843   --        84,680,670
   Japan...........................    7,948,434    849,587,506   --       857,535,940
   Netherlands.....................    5,190,564    126,535,080   --       131,725,644
   New Zealand.....................           --      8,490,448   --         8,490,448
   Norway..........................    1,029,397     25,890,741   --        26,920,138
   Portugal........................           --      2,158,155   --         2,158,155
   Singapore.......................           --     42,473,086   --        42,473,086
   Spain...........................      232,944     73,824,846   --        74,057,790
   Sweden..........................           --     86,062,859   --        86,062,859
   Switzerland.....................   34,140,767    331,713,446   --       365,854,213
   United Kingdom..................  252,188,093    293,304,246   --       545,492,339
Preferred Stocks
   Germany.........................           --     49,770,322   --        49,770,322
Securities Lending Collateral......           --          3,089   --             3,089
Futures Contracts**................      254,337             --   --           254,337
                                    ------------ --------------   --    --------------
TOTAL.............................. $633,742,406 $3,130,994,533   --    $3,764,736,939
                                    ============ ==============   ==    ==============

** Valued at the unrealized appreciation/(depreciation) on the investment.

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
COMMON STOCKS -- (98.9%)
AUSTRALIA -- (4.5%)
    A2B Australia, Ltd...............................................    73,897 $    80,915
    Accent Group, Ltd................................................    82,285      85,618
#   Adairs, Ltd......................................................    48,504      59,193
    Adelaide Brighton, Ltd...........................................   219,263     465,701
#*  Afterpay Touch Group, Ltd........................................     6,039     119,886
    AGL Energy, Ltd..................................................    56,257     767,943
    Ainsworth Game Technology, Ltd...................................    27,880      15,348
#   Alliance Aviation Services, Ltd..................................    20,257      35,084
    ALS, Ltd.........................................................   177,516     987,270
    Altium, Ltd......................................................    35,665     789,523
    AMA Group, Ltd...................................................   191,627     181,508
#*  Amaysim Australia, Ltd...........................................    50,925      13,650
    AMP, Ltd......................................................... 1,271,892   1,607,086
    Ansell, Ltd......................................................    33,195     631,262
    AP Eagers, Ltd...................................................    53,332     450,574
    APA Group........................................................   104,919     842,736
    Appen, Ltd.......................................................    37,214     559,107
#   ARB Corp., Ltd...................................................    22,682     283,064
    Aristocrat Leisure, Ltd..........................................    82,577   1,800,594
    ARQ Group, Ltd...................................................    15,983       4,675
*   Asaleo Care, Ltd.................................................   268,124     176,754
    ASX, Ltd.........................................................     3,832     217,511
    Atlas Arteria, Ltd...............................................   113,289     626,541
    AUB Group, Ltd...................................................    10,424      88,774
    Aurelia Metals, Ltd..............................................    95,370      30,853
    Aurizon Holdings, Ltd............................................   497,433   2,023,676
    AusNet Services..................................................   325,950     416,358
    Austal, Ltd......................................................   121,559     349,981
    Australia & New Zealand Banking Group, Ltd.......................   276,130   5,074,471
#*  Australian Agricultural Co., Ltd.................................   172,205     116,933
    Australian Finance Group, Ltd....................................    26,521      49,291
    Australian Pharmaceutical Industries, Ltd........................   201,372     183,996
    Auswide Bank, Ltd................................................     1,410       5,362
    AVJennings, Ltd..................................................     8,932       3,676
    Baby Bunting Group, Ltd..........................................    15,327      41,710
#   Bank of Queensland, Ltd..........................................   189,107   1,180,227
    Bapcor, Ltd......................................................   135,245     666,691
    Beach Energy, Ltd................................................ 1,032,334   1,623,839
#   Bega Cheese, Ltd.................................................    77,669     191,525
    Bell Financial Group, Ltd........................................    38,273      26,347
*   Bellamy's Australia, Ltd.........................................    25,370     223,701
    Bendigo & Adelaide Bank, Ltd.....................................   153,585   1,127,176
    BHP Group, Ltd...................................................   414,517  10,160,828
#   BHP Group, Ltd., Sponsored ADR...................................    44,166   2,160,159
#   Bingo Industries, Ltd............................................    13,432      22,216
#   Blackmores, Ltd..................................................     4,915     292,644
    BlueScope Steel, Ltd.............................................   300,018   2,746,420
    Boral, Ltd.......................................................   349,572   1,213,685
    Brambles, Ltd....................................................   100,191     828,284
    Bravura Solutions, Ltd...........................................     9,525      26,796
    Breville Group, Ltd..............................................    33,086     350,400
    Brickworks, Ltd..................................................    33,610     419,525
#*  Buru Energy, Ltd.................................................   110,733      16,842
#   BWX, Ltd.........................................................    20,231      54,650
    Caltex Australia, Ltd............................................   116,783   2,195,358
    Capitol Health, Ltd..............................................   106,977      17,665
*   Cardno, Ltd......................................................    99,590      35,670

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    carsales.com, Ltd................................................  83,734 $  897,335
#*  Cash Converters International, Ltd...............................  96,321     15,935
    Cedar Woods Properties, Ltd......................................  18,823     91,996
    Challenger, Ltd.................................................. 164,194    900,557
*   Champion Iron, Ltd...............................................  10,947     16,084
    CIMIC Group, Ltd.................................................   6,127    139,628
    City Chic Collective, Ltd........................................  27,835     53,360
#   Class, Ltd.......................................................  24,575     33,226
    Clean Seas Seafood, Ltd..........................................  22,579     12,600
    Cleanaway Waste Management, Ltd.................................. 698,428    887,697
#   Clinuvel Pharmaceuticals, Ltd....................................   9,951    209,716
    Coca-Cola Amatil, Ltd............................................ 106,906    750,229
    Cochlear, Ltd....................................................  10,902  1,590,493
#   Codan, Ltd.......................................................  56,171    239,625
    Coles Group, Ltd................................................. 127,592  1,320,432
#   Collection House, Ltd............................................  49,356     41,452
    Collins Foods, Ltd...............................................  68,040    479,846
    Commonwealth Bank of Australia...................................  77,976  4,227,866
    Computershare, Ltd...............................................  74,089    808,715
*   Cooper Energy, Ltd............................................... 527,596    201,662
    Corporate Travel Management, Ltd.................................  23,584    286,499
#   Costa Group Holdings, Ltd........................................ 137,043    269,522
#   Credit Corp. Group, Ltd..........................................  27,518    594,410
    Crown Resorts, Ltd...............................................  60,066    516,003
*   CSG, Ltd.........................................................  89,104     18,870
    CSL, Ltd.........................................................  29,256  5,159,478
    CSR, Ltd......................................................... 299,296    855,516
    Data#3, Ltd......................................................  31,676     75,094
    Decmil Group, Ltd................................................  67,773     40,002
    Dicker Data, Ltd.................................................  13,335     64,431
#   Domain Holdings Australia, Ltd...................................  80,204    175,006
#   Domino's Pizza Enterprises, Ltd..................................  22,875    804,782
    Downer EDI, Ltd.................................................. 277,473  1,543,319
    DWS, Ltd.........................................................  30,792     22,641
    Eclipx Group, Ltd................................................ 124,405    134,564
    Elders, Ltd......................................................  78,305    318,748
*   Ellex Medical Lasers, Ltd........................................  26,958     10,601
#*  Emeco Holdings, Ltd..............................................  21,702     26,713
*   EML Payments, Ltd................................................  30,202     83,149
*   Energy World Corp., Ltd.......................................... 195,051     12,454
#   EQT Holdings, Ltd................................................   3,382     71,636
    ERM Power, Ltd...................................................  46,362     76,894
    Estia Health, Ltd................................................ 119,732    231,908
    EVENT Hospitality and Entertainment, Ltd.........................  51,003    461,191
    Evolution Mining, Ltd............................................ 635,228  1,811,915
*   Fleetwood Corp., Ltd.............................................  18,528     28,563
    FlexiGroup, Ltd.................................................. 136,729    183,692
    Flight Centre Travel Group, Ltd..................................  20,167    592,440
#   Fortescue Metals Group, Ltd...................................... 678,361  4,151,992
#   Freedom Foods Group, Ltd.........................................  10,414     38,447
    G8 Education, Ltd................................................ 196,123    348,118
    GBST Holdings, Ltd...............................................   6,127     16,261
    Genworth Mortgage Insurance Australia, Ltd....................... 145,517    391,282
    GrainCorp, Ltd., Class A......................................... 102,575    511,167
    GUD Holdings, Ltd................................................  32,532    242,605
#   GWA Group, Ltd................................................... 135,577    271,944
    Hansen Technologies, Ltd.........................................  97,418    227,960
    Harvey Norman Holdings, Ltd...................................... 308,343    869,995
    Healius, Ltd..................................................... 654,850  1,392,045

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
AUSTRALIA -- (Continued)
    Helloworld Travel, Ltd...........................................     9,009 $   27,951
*   Horizon Oil, Ltd.................................................   251,263     24,140
#   HT&E, Ltd........................................................   127,805    145,072
#   HUB24, Ltd.......................................................     1,961     16,647
    Huon Aquaculture Group, Ltd......................................     6,619     20,759
    IDP Education, Ltd...............................................    37,995    465,707
    Iluka Resources, Ltd.............................................   230,361  1,491,091
    Imdex, Ltd.......................................................   175,102    191,736
*   IMF Bentham, Ltd.................................................    90,430    212,165
    Incitec Pivot, Ltd...............................................   482,742  1,148,655
    Independence Group NL............................................   181,347    794,220
    Infomedia, Ltd...................................................   100,715    158,889
#   Inghams Group, Ltd...............................................   112,440    240,724
    Insurance Australia Group, Ltd...................................   284,080  1,556,496
*   Intega Group, Ltd................................................    99,590     38,789
    Integral Diagnostics, Ltd........................................    26,551     66,181
#   Integrated Research, Ltd.........................................    39,117     79,738
#   InvoCare, Ltd....................................................    45,628    412,399
#   IOOF Holdings, Ltd...............................................   147,250    748,814
    IPH, Ltd.........................................................    91,500    508,985
    IRESS, Ltd.......................................................    46,307    406,667
#*  iSelect, Ltd.....................................................   138,718     53,154
*   iSentia Group, Ltd...............................................    80,415     21,864
    IVE Group, Ltd...................................................    19,021     26,348
    James Hardie Industries P.L.C....................................    33,952    583,098
    James Hardie Industries P.L.C., Sponsored ADR....................     6,180    106,172
#   Japara Healthcare, Ltd...........................................   123,069     94,877
#   JB Hi-Fi, Ltd....................................................    78,479  2,005,583
    Jumbo Interactive, Ltd...........................................     8,083    123,572
#   Lifestyle Communities, Ltd.......................................     2,536     14,856
    Link Administration Holdings, Ltd................................   244,778    943,912
#   Lovisa Holdings, Ltd.............................................     3,036     28,157
*   Lynas Corp., Ltd.................................................   306,936    525,533
    MACA, Ltd........................................................   146,139     95,853
    Macmahon Holdings, Ltd...........................................   196,207     29,067
    Macquarie Group, Ltd.............................................    72,288  6,674,907
    Magellan Financial Group, Ltd....................................    27,639    916,729
*   Mayne Pharma Group, Ltd..........................................   689,464    244,169
    McMillan Shakespeare, Ltd........................................    44,740    494,913
#   McPherson's, Ltd.................................................    51,205     81,434
    Medibank Pvt, Ltd................................................   440,322  1,026,268
*   Medusa Mining, Ltd...............................................    96,557     50,329
#*  Mesoblast, Ltd...................................................   143,920    176,684
#*  Metals X, Ltd....................................................   296,856     34,663
    Metcash, Ltd.....................................................   603,924  1,173,973
    Michael Hill International, Ltd..................................    12,057      5,606
    Midway, Ltd......................................................     5,301      6,831
*   Millennium Minerals, Ltd.........................................    74,492      2,983
#   Mineral Resources, Ltd...........................................   107,020  1,052,640
*   MMA Offshore, Ltd................................................   266,586     35,381
    MNF Group, Ltd...................................................     7,840     28,642
    Monadelphous Group, Ltd..........................................    42,928    454,357
#   Monash IVF Group, Ltd............................................   110,701     78,165
    Money3 Corp., Ltd................................................    86,132    127,307
    Mortgage Choice, Ltd.............................................    33,757     33,122
    Motorcycle Holdings, Ltd.........................................    12,612     20,205
*   Myer Holdings, Ltd............................................... 2,332,650    874,157
    MyState, Ltd.....................................................     7,947     25,958
    National Australia Bank, Ltd.....................................   304,809  5,983,137

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
AUSTRALIA -- (Continued)
    Navigator Global Investments, Ltd................................  33,262 $   56,294
    Netwealth Group, Ltd.............................................  14,286     86,653
*   Neuren Pharmaceuticals, Ltd......................................   8,043     12,718
    New Hope Corp., Ltd.............................................. 116,689    170,883
    Newcrest Mining, Ltd.............................................  20,201    440,954
#*  NEXTDC, Ltd......................................................  51,205    226,288
    nib holdings, Ltd................................................ 169,127    817,567
    Nick Scali, Ltd..................................................  16,806     71,126
    Nine Entertainment Co. Holdings, Ltd............................. 787,686    999,443
    Northern Star Resources, Ltd..................................... 233,623  1,583,570
    NRW Holdings, Ltd................................................ 222,248    345,614
#*  Nufarm, Ltd...................................................... 121,400    495,410
    OFX Group, Ltd...................................................  88,684     85,448
    Oil Search, Ltd.................................................. 174,998    863,665
#*  Onevue Holdings, Ltd.............................................  37,857      9,906
    oOh!media, Ltd................................................... 101,079    192,103
    Orica, Ltd.......................................................  14,034    221,789
    Origin Energy, Ltd............................................... 305,705  1,657,366
    Orora, Ltd....................................................... 630,727  1,344,368
    OZ Minerals, Ltd................................................. 202,735  1,414,569
    Pacific Current Group, Ltd.......................................  17,876     86,627
#*  Pact Group Holdings, Ltd.........................................  92,135    153,818
#   Paragon Care, Ltd................................................  27,748      8,334
    Peet, Ltd........................................................  96,329     79,769
    Pendal Group, Ltd................................................ 132,622    654,836
    Perenti Global, Ltd.............................................. 366,750    577,741
#   Perpetual, Ltd...................................................  28,588    708,723
#*  Perseus Mining, Ltd.............................................. 425,935    252,388
#   Pioneer Credit, Ltd..............................................  11,600     19,671
#   Platinum Asset Management, Ltd...................................  93,400    266,728
*   Praemium, Ltd....................................................  68,361     29,824
    Premier Investments, Ltd.........................................  24,401    323,391
*   Prime Media Group, Ltd........................................... 211,487     29,835
    Pro Medicus, Ltd.................................................  15,400    282,604
    PWR Holdings, Ltd................................................  19,114     62,585
    Qantas Airways, Ltd.............................................. 334,671  1,480,294
    QBE Insurance Group, Ltd......................................... 219,104  1,906,289
    QMS Media, Ltd...................................................  27,702     23,369
    Qube Holdings, Ltd............................................... 359,338    805,672
*   Quintis, Ltd..................................................... 136,509          0
    Ramelius Resources, Ltd.......................................... 285,385    245,793
    Ramsay Health Care, Ltd..........................................  15,894    751,002
    REA Group, Ltd...................................................   6,645    498,703
    Reckon, Ltd......................................................  23,466     12,293
*   Red 5, Ltd....................................................... 100,556     19,152
#*  Red River Resources, Ltd.........................................  89,190      9,213
#   Reece, Ltd.......................................................   3,313     23,729
    Regis Healthcare, Ltd............................................  46,584    103,542
    Regis Resources, Ltd............................................. 239,478    811,605
    Reject Shop, Ltd. (The)..........................................  13,159     22,234
#   Reliance Worldwide Corp., Ltd....................................  41,199    119,884
#*  Resolute Mining, Ltd............................................. 351,280    294,269
    Ridley Corp., Ltd................................................ 103,427     77,584
    Rio Tinto, Ltd...................................................  61,465  3,843,589
    Salmat, Ltd......................................................  11,000      3,900
    Sandfire Resources NL............................................ 124,735    498,181
    Santos, Ltd...................................................... 639,334  3,576,123
*   Saracen Mineral Holdings, Ltd.................................... 354,155    916,346
    SeaLink Travel Group, Ltd........................................  18,360     64,871

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
AUSTRALIA -- (Continued)
    Seek, Ltd........................................................    56,971 $    891,598
    Select Harvests, Ltd.............................................    29,205      145,033
*   Senex Energy, Ltd................................................   702,893      173,944
    Servcorp, Ltd....................................................    17,667       53,689
    Service Stream, Ltd..............................................   131,772      234,200
#   Seven Group Holdings, Ltd........................................    37,537      485,175
*   Seven West Media, Ltd............................................   687,208      188,719
    SG Fleet Group, Ltd..............................................    30,558       50,897
    Sigma Healthcare, Ltd............................................   910,150      364,668
*   Silver Chef, Ltd.................................................    27,492       12,863
*   Silver Lake Resources, Ltd.......................................   345,568      276,635
    Sims Metal Management, Ltd.......................................    75,930      488,682
    SmartGroup Corp., Ltd............................................    33,792      265,949
    Sonic Healthcare, Ltd............................................    32,483      639,752
    South32, Ltd., ADR...............................................    47,819      418,416
    South32, Ltd.....................................................   397,945      696,376
    Southern Cross Media Group, Ltd..................................   256,095      144,647
    Spark Infrastructure Group.......................................   323,784      451,525
#   SpeedCast International, Ltd.....................................   148,941      102,186
    St Barbara, Ltd..................................................   375,864      725,119
    Star Entertainment Grp, Ltd. (The)...............................   374,761    1,215,158
    Steadfast Group, Ltd.............................................   228,716      566,404
    Suncorp Group, Ltd...............................................   194,496    1,805,799
#*  Sundance Energy Australia, Ltd...................................   300,591       26,866
    Sunland Group, Ltd...............................................    21,844       24,203
#   Super Retail Group, Ltd..........................................    92,040      604,659
    Sydney Airport...................................................    85,466      517,620
    Tabcorp Holdings, Ltd............................................   336,081    1,113,651
    Tassal Group, Ltd................................................   103,406      295,252
    Technology One, Ltd..............................................    96,867      492,086
    Telstra Corp., Ltd...............................................   352,315      848,531
    Telstra Corp., Ltd., ADR.........................................       600        7,194
    Terracom, Ltd....................................................    36,980        9,947
*   Thorn Group, Ltd.................................................    57,038       10,610
*   Tiger Resources, Ltd.............................................   202,588           76
    TPG Telecom, Ltd.................................................   200,194      902,309
    Transurban Group.................................................    93,942      962,149
    Treasury Wine Estates, Ltd.......................................    36,455      441,949
*   Troy Resources, Ltd..............................................   169,473       12,851
    Village Roadshow, Ltd............................................    49,640      109,545
*   Virgin Australia Holdings, Ltd................................... 1,109,508      114,640
    Virtus Health, Ltd...............................................    43,258      122,486
    Vita Group, Ltd..................................................    88,314       73,998
*   Vocus Group, Ltd.................................................   307,754      705,575
    Webjet, Ltd......................................................    24,938      194,390
    Wesfarmers, Ltd..................................................    96,753    2,658,269
    Western Areas, Ltd...............................................   107,064      235,984
*   Westgold Resources, Ltd..........................................    88,402      143,707
#   Westpac Banking Corp.............................................   249,020    4,834,844
    Whitehaven Coal, Ltd.............................................   460,295    1,046,889
#   WiseTech Global, Ltd.............................................    20,963      376,469
    Woodside Petroleum, Ltd..........................................   106,387    2,357,904
    Woolworths Group, Ltd............................................    67,669    1,744,921
    Worley, Ltd......................................................   146,889    1,378,733
    WPP AUNZ, Ltd....................................................   143,627       52,887
*   Xero, Ltd........................................................     2,010       95,343
                                                                                ------------
TOTAL AUSTRALIA......................................................            177,282,230
                                                                                ------------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
AUSTRIA -- (0.4%)
    Agrana Beteiligungs AG...........................................   7,730 $   149,171
    ANDRITZ AG.......................................................  28,651   1,288,327
    Atrium European Real Estate, Ltd.................................  44,004     175,674
    Austria Technologie & Systemtechnik AG...........................  19,045     354,404
    CA Immobilien Anlagen AG.........................................  20,128     775,590
    DO & CO AG.......................................................   2,338     217,520
    Erste Group Bank AG..............................................  50,403   1,782,646
    EVN AG...........................................................  17,207     314,950
#   FACC AG..........................................................   2,325      30,361
    Flughafen Wien AG................................................   1,830      75,051
    Kapsch TrafficCom AG.............................................   1,571      49,529
    Lenzing AG.......................................................   4,086     430,389
    Mayr Melnhof Karton AG...........................................   2,813     345,612
    Oesterreichische Post AG.........................................  11,733     432,416
    OMV AG...........................................................  46,691   2,729,631
    Palfinger AG.....................................................   4,858     138,774
#   POLYTEC Holding AG...............................................   5,223      47,548
#   Porr AG..........................................................   2,474      58,590
    Raiffeisen Bank International AG.................................  67,108   1,653,493
#   Rosenbauer International AG......................................     731      31,008
    S IMMO AG........................................................  18,580     470,568
    Schoeller-Bleckmann Oilfield Equipment AG........................   2,857     163,298
#*  Semperit AG Holding..............................................   2,415      32,870
    Strabag SE.......................................................   7,103     235,880
    Telekom Austria AG...............................................  58,773     455,397
    UBM Development AG...............................................   1,284      63,923
    UNIQA Insurance Group AG.........................................  71,452     687,136
    Verbund AG.......................................................   4,184     226,668
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............  19,589     531,379
    Voestalpine AG...................................................  53,314   1,337,790
    Warimpex Finanz- und Beteiligungs AG.............................  10,740      18,607
    Wienerberger AG..................................................  18,923     512,540
*   Zumtobel Group AG................................................   8,937      71,030
                                                                              -----------
TOTAL AUSTRIA........................................................          15,887,770
                                                                              -----------
BELGIUM -- (0.9%)
    Ackermans & van Haaren NV........................................   9,935   1,522,995
    Ageas............................................................  56,323   3,248,174
*   AGFA-Gevaert NV.................................................. 136,729     623,905
    Anheuser-Busch InBev SA..........................................  77,177   6,229,526
#   Anheuser-Busch InBev SA/NV, Sponsored ADR........................   8,449     682,426
*   Argenx SE, ADR...................................................     297      36,371
*   Argenx SE........................................................     949     115,559
    Atenor...........................................................   1,050      87,655
    Banque Nationale de Belgique.....................................      47     117,440
    Barco NV.........................................................   3,143     684,497
    Bekaert SA.......................................................  21,848     609,728
*   Biocartis NV.....................................................   2,296      16,482
#   bpost SA.........................................................  33,766     385,886
*   Celyad SA........................................................     572       5,110
    Cie d'Entreprises CFE............................................   5,218     502,994
    Colruyt SA.......................................................  22,901   1,273,857
    Deceuninck NV....................................................  27,471      57,224
    D'ieteren SA.....................................................  16,107   1,017,294
    Econocom Group SA................................................  64,162     167,309
    Elia System Operator SA..........................................   6,764     583,412
#   Euronav NV.......................................................  36,257     408,889
*   Euronav NV.......................................................  38,214     425,322
    EVS Broadcast Equipment SA.......................................   6,891     169,279

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BELGIUM -- (Continued)
#*  Exmar NV.........................................................  13,346 $    83,390
    Fagron...........................................................  17,183     326,270
*   Galapagos NV.....................................................     570     104,767
*   Galapagos NV.....................................................   1,322     243,402
    Gimv NV..........................................................   1,684     101,127
    Immobel SA.......................................................     530      40,191
    Jensen-Group NV..................................................     589      22,458
    KBC Group NV.....................................................  35,262   2,479,422
    Kinepolis Group NV...............................................   7,850     522,197
    Lotus Bakeries NV................................................      97     273,642
*   MDxHealth........................................................   5,908       6,626
#   Melexis NV.......................................................   7,558     530,344
#*  Nyrstar NV.......................................................  39,159       8,475
    Ontex Group NV...................................................  33,190     602,086
    Orange Belgium SA................................................  19,795     435,861
    Picanol..........................................................     532      41,344
    Proximus SADP....................................................  35,664   1,095,982
    Recticel SA......................................................  22,621     197,948
#   Resilux..........................................................     571      85,621
    Roularta Media Group NV..........................................   1,508      21,098
    Sioen Industries NV..............................................   4,604     114,033
#   Sipef NV.........................................................   2,093     106,188
    Solvay SA........................................................  31,106   3,382,029
*   Telenet Group Holding NV.........................................  15,377     755,487
    TER Beke SA......................................................     294      34,978
*   Tessenderlo Group SA.............................................  16,074     531,791
    UCB SA...........................................................  25,619   2,064,861
#   Umicore SA.......................................................  15,629     645,165
    Van de Velde NV..................................................   2,567      69,307
*   Viohalco SA......................................................  20,959      85,184
                                                                              -----------
TOTAL BELGIUM........................................................          33,982,608
                                                                              -----------
BRAZIL -- (1.9%)
    AES Tiete Energia SA.............................................  79,018     230,720
    AES Tiete Energia SA.............................................      21          13
    Aliansce Sonae Shopping Centers SA...............................  34,515     366,190
    Alliar Medicos A Frente SA.......................................  17,249      77,847
    Alupar Investimento SA...........................................  37,148     224,805
    Ambev SA, ADR.................................................... 327,200   1,410,232
    Ambev SA.........................................................  24,800     107,474
    Anima Holding SA.................................................   8,900      47,490
    Arezzo Industria e Comercio SA...................................  19,450     286,621
    Atacadao S.A.....................................................  52,942     252,268
*   Azul SA, ADR.....................................................  12,096     471,502
*   B2W Cia Digital..................................................   7,500      95,006
    B3 SA - Brasil Bolsa Balcao......................................  59,738     720,639
    Banco Bradesco SA, ADR........................................... 186,348   1,632,407
    Banco Bradesco SA................................................  79,491     651,111
    Banco do Brasil SA...............................................  80,584     967,490
*   Banco Pan SA.....................................................   3,877       8,758
    Banco Santander Brasil SA........................................  27,828     326,539
    BB Seguridade Participacoes SA...................................  95,050     805,099
    BR Malls Participacoes SA........................................ 172,776     661,292
*   BR Properties SA.................................................  32,617      98,815
*   Brasil Brokers Participacoes SA..................................  13,900      15,909
    BrasilAgro - Co. Brasileira de Propriedades Agricolas............  17,400      73,539
    Braskem SA, Sponsored ADR........................................  23,556     318,713
*   BRF SA........................................................... 110,184     975,598
    Camil Alimentos S.A..............................................  33,561      54,143

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
BRAZIL -- (Continued)
    CCR SA........................................................... 293,850 $1,204,562
    Centrais Eletricas Brasileiras SA................................  37,516    370,062
    Cia de Locacao das Americas...................................... 173,214    745,462
    Cia de Saneamento Basico do Estado de Sao Paulo..................  33,000    449,435
    Cia de Saneamento Basico do Estado de Sao Paulo, ADR.............  25,800    349,332
    Cia de Saneamento de Minas Gerais-COPASA.........................  16,585    279,098
    Cia de Saneamento do Parana......................................  37,634    855,809
    Cia de Saneamento do Parana......................................  13,700     61,830
    Cia Energetica de Minas Gerais...................................  27,239    101,538
    Cia Hering.......................................................   7,758     60,876
    Cia Paranaense de Energia........................................   7,100     97,245
    Cia Siderurgica Nacional SA, Sponsored ADR....................... 222,689    650,252
    Cia Siderurgica Nacional SA...................................... 226,966    667,797
    Cielo SA.........................................................  91,444    172,377
    Cogna Educacao................................................... 464,729  1,120,541
    Construtora Tenda SA.............................................  42,944    252,813
*   Cosan Logistica SA...............................................  89,123    450,672
    Cosan SA.........................................................  46,191    665,597
    CSU Cardsystem SA................................................  18,186     29,656
    CVC Brasil Operadora e Agencia de Viagens SA.....................  44,590    569,591
    Cyrela Brazil Realty SA Empreendimentos e Participacoes.......... 155,121  1,041,618
    Cyrela Commercial Properties SA Empreendimentos e Participacoes..     300      1,492
    Dimed SA Distribuidora da Medicamentos...........................     200     26,057
    Direcional Engenharia SA......................................... 105,236    313,569
    Duratex SA....................................................... 171,785    562,836
    EcoRodovias Infraestrutura e Logistica SA........................  79,920    274,006
    EDP - Energias do Brasil SA......................................  64,352    304,390
    Embraer SA, Sponsored ADR........................................  75,026  1,303,202
    Energisa SA......................................................  68,145    814,240
*   Eneva SA.........................................................  34,261    280,803
    Engie Brasil Energia SA..........................................  24,375    275,081
    Equatorial Energia SA............................................  63,732  1,619,004
*   Even Construtora e Incorporadora SA.............................. 118,816    361,144
    Ez Tec Empreendimentos e Participacoes SA........................  32,267    331,480
    Fleury SA........................................................  75,200    477,207
    Fras-Le SA.......................................................  15,300     17,587
*   Gafisa SA........................................................  22,143     30,036
#   Gerdau SA, Sponsored ADR......................................... 134,698    443,156
    Gerdau SA........................................................  53,900    149,853
    Gol Linhas Aereas Inteligentes SA, ADR...........................   9,991    181,536
    Grendene SA......................................................  36,500     90,738
    Guararapes Confeccoes SA.........................................  49,064    243,944
    Hapvida Participacoes e Investimentos S.A........................  11,745    164,878
*   Helbor Empreendimentos SA........................................ 157,652    128,543
    Hypera SA........................................................  67,706    579,397
    Industrias Romi SA...............................................  23,600     81,972
    Instituto Hermes Pardini SA......................................  24,400    141,454
    International Meal Co. Alimentacao SA, Class A................... 119,300    219,532
    Iochpe-Maxion SA.................................................  79,610    346,191
    IRB Brasil Resseguros S/A........................................  85,803    808,502
    Itau Unibanco Holding SA.........................................  33,703    261,943
    JBS SA........................................................... 486,160  3,429,365
    JHSF Participacoes SA............................................  85,900     96,384
    JSL SA...........................................................  45,700    224,483
    Kepler Weber SA..................................................  13,600     72,230
    Klabin SA........................................................ 148,078    584,115
    Light SA.........................................................  50,235    249,265
    Localiza Rent a Car SA........................................... 124,904  1,344,809
    LOG Commercial Properties e Participacoes SA.....................  12,061     76,083

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
BRAZIL -- (Continued)
*   Log-in Logistica Intermodal SA...................................   5,100 $   28,294
    Lojas Americanas SA..............................................   9,394     35,393
    Lojas Renner SA.................................................. 184,476  2,334,411
    M Dias Branco SA.................................................   1,795     16,896
    Magazine Luiza SA................................................  57,680    642,024
    Mahle-Metal Leve SA..............................................  30,238    185,100
    Marcopolo SA.....................................................  54,800     46,458
*   Marfrig Global Foods SA..........................................  79,600    213,365
*   Marisa Lojas SA..................................................  34,360     91,758
*   Mills Estruturas e Servicos de Engenharia SA.....................  78,057    141,692
*   Minerva SA.......................................................  38,400     99,004
    Movida Participacoes SA..........................................  58,690    220,243
    MRV Engenharia e Participacoes SA................................ 130,137    570,779
    Natura Cosmeticos SA............................................. 131,494  1,021,656
    Notre Dame Intermedica Participacoes S.A.........................  68,700  1,027,802
    Odontoprev SA.................................................... 128,363    473,380
*   Omega Geracao SA.................................................  20,913    178,234
    Ouro Fino Saude Animal Participacoes SA..........................   5,300     51,540
*   Paranapanema SA..................................................   8,840     60,616
    Petrobras Distribuidora S.A...................................... 123,000    867,333
    Petroleo Brasileiro SA........................................... 610,847  4,980,600
    Petroleo Brasileiro SA, Sponsored ADR (US71654V1017).............  72,469  1,093,557
    Petroleo Brasileiro SA, Sponsored ADR (US71654V4086).............  19,287    313,221
    Porto Seguro SA..................................................  95,142  1,361,713
    Portobello SA....................................................  58,513     58,068
*   Profarma Distribuidora de Produtos Farmaceuticos SA..............   5,496      5,893
    Qualicorp Consultoria e Corretora de Seguros SA.................. 160,703  1,278,251
    Raia Drogasil SA.................................................  54,950  1,507,169
    Restoque Comercio e Confeccoes de Roupas SA......................   4,719     24,098
*   Rumo SA.......................................................... 128,682    731,569
    Santos Brasil Participacoes SA...................................  67,450    115,038
    Sao Carlos Empreendimentos e Participacoes SA....................   3,800     39,255
    Sao Martinho SA.................................................. 130,829    572,836
    Ser Educacional SA...............................................  22,907    136,111
    SLC Agricola SA..................................................  66,800    301,645
    Smiles Fidelidade SA.............................................  22,347    206,169
*   Springs Global Participacoes SA..................................  22,400     71,660
    Sul America SA................................................... 112,994  1,360,546
    Suzano SA........................................................ 124,726  1,015,100
#*  Suzano SA, Sponsored ADR.........................................  10,562     85,344
    T4F Entretenimento SA............................................  13,900     19,929
*   Technos SA.......................................................  30,800     16,128
*   Tecnisa SA....................................................... 125,860     37,659
    Tegma Gestao Logistica SA........................................  19,812    160,403
    Telefonica Brasil SA, ADR........................................  12,260    161,464
*   Terra Santa Agro SA..............................................   2,300      8,591
    TIM Participacoes SA, ADR........................................   6,220     88,013
    TIM Participacoes SA............................................. 124,921    355,716
    TOTVS SA.........................................................  16,682    259,054
    Transmissora Alianca de Energia Eletrica SA...................... 104,081    749,497
    Trisul SA........................................................  52,431    157,012
    Tupy SA..........................................................  65,500    312,434
    Ultrapar Participacoes SA, Sponsored ADR......................... 146,684    685,014
    Unipar Carbocloro SA.............................................   7,000     52,537
    Usinas Siderurgicas de Minas Gerais SA...........................  23,560     51,931
*   Vale SA.......................................................... 563,853  6,636,044
    Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e
      Identificacao S.A..............................................  55,633    184,218
*   Via Varejo SA.................................................... 208,004    384,837

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
BRAZIL -- (Continued)
*   Vulcabras Azaleia SA.............................................  41,656 $    81,951
    WEG SA...........................................................  18,701     118,903
    Wiz Solucoes e Corretagem de Seguros SA..........................  29,400      79,905
    YDUQS Part....................................................... 152,308   1,490,609
                                                                              -----------
TOTAL BRAZIL.........................................................          73,642,560
                                                                              -----------
CANADA -- (6.6%)
*   5N Plus, Inc.....................................................  24,500      40,923
    Absolute Software Corp...........................................  14,380      84,723
#   Acadian Timber Corp..............................................   4,453      55,278
#*  Advantage Oil & Gas, Ltd......................................... 196,161     282,975
    Aecon Group, Inc.................................................  32,865     454,136
#   AG Growth International, Inc.....................................  11,375     369,811
    AGF Management, Ltd., Class B....................................  76,928     339,345
    Agnico Eagle Mines, Ltd..........................................   5,826     358,100
    Agnico Eagle Mines, Ltd..........................................     600      36,882
*   Aimia, Inc.......................................................  54,830     151,947
*   Air Canada.......................................................  45,730   1,628,378
    AirBoss of America Corp..........................................  10,693      63,975
*   Alacer Gold Corp................................................. 187,402     927,690
    Alamos Gold, Inc., Class A....................................... 192,365   1,047,195
#   Alamos Gold, Inc., Class A.......................................  42,742     232,517
#   Alaris Royalty Corp..............................................  23,548     350,064
#   Alcanna, Inc.....................................................   5,691      19,530
#*  Alexco Resource Corp.............................................  33,113      62,601
    Algoma Central Corp..............................................   3,600      35,943
    Algonquin Power & Utilities Corp.................................  63,191     867,911
    Algonquin Power & Utilities Corp.................................   1,500      20,580
    Alimentation Couche-Tard, Inc., Class B..........................  77,740   2,331,433
#*  Alio Gold, Inc...................................................  19,045      11,568
#   AltaGas, Ltd.....................................................  90,700   1,319,423
    Altus Group, Ltd.................................................   6,811     188,749
#*  Americas Gold & Silver Corp......................................  11,652      36,448
*   Amerigo Resources, Ltd...........................................  21,300      11,967
    Andrew Peller, Ltd., Class A.....................................  11,100     110,149
#   ARC Resources, Ltd............................................... 224,697     951,947
*   Argonaut Gold, Inc...............................................  96,041     156,775
*   Aritzia, Inc.....................................................  33,968     484,078
#*  Asanko Gold, Inc.................................................  70,680      63,323
    Atco, Ltd., Class I..............................................  14,200     499,172
*   Athabasca Oil Corp............................................... 182,955      56,258
*   ATS Automation Tooling Systems, Inc..............................   7,150      97,063
#*  Aurora Cannabis, Inc.............................................  70,242     251,721
#   AutoCanada, Inc..................................................  14,210      89,440
*   B2Gold Corp...................................................... 596,946   2,098,444
    Badger Daylighting, Ltd..........................................  13,390     396,688
    Bank of Montreal, (2073174)......................................  68,197   5,045,896
#   Bank of Montreal, (2076009)......................................  65,384   4,840,134
    Bank of Nova Scotia (The)........................................  68,381   3,921,874
#   Bank of Nova Scotia (The)........................................  71,552   4,102,076
    Barrick Gold Corp................................................  45,091     782,780
    Barrick Gold Corp................................................  73,903   1,245,110
*   Bausch Health Cos., Inc..........................................  68,677   1,705,937
*   Bausch Health Cos., Inc..........................................  34,276     852,021
#*  Baytex Energy Corp............................................... 217,096     242,299
*   Baytex Energy Corp...............................................  22,889      25,636
    BCE, Inc.........................................................  18,344     870,189
    Birchcliff Energy, Ltd........................................... 130,221     198,728
    Bird Construction, Inc...........................................   5,116      23,888

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
*   Black Diamond Group, Ltd.........................................  36,016 $   46,760
*   BlackBerry, Ltd.................................................. 102,153    536,708
*   BlackBerry, Ltd..................................................  34,433    181,118
*   Bombardier, Inc., Class A........................................  23,990     31,146
*   Bombardier, Inc., Class B........................................ 283,900    357,812
#   Bonavista Energy Corp............................................ 312,811    116,375
#   Bonterra Energy Corp.............................................  13,150     32,348
    Boralex, Inc., Class A...........................................  35,436    586,519
    Brookfield Asset Management, Inc., Class A.......................  12,656    699,823
    Brookfield Asset Management, Inc., Class A.......................  12,004    663,221
    BRP, Inc.........................................................   9,248    414,900
    CAE, Inc.........................................................  26,952    675,897
    CAE, Inc.........................................................   5,994    150,389
#*  Calfrac Well Services, Ltd.......................................  55,031     46,796
    Calian Group, Ltd................................................   4,200    112,948
    Cameco Corp...................................................... 102,984    919,514
#   Cameco Corp......................................................  25,555    228,206
    Canaccord Genuity Group, Inc.....................................  27,146    110,473
*   Canacol Energy, Ltd..............................................  36,305    133,687
#*  Canada Goose Holdings, Inc.......................................     500     20,917
#*  Canada Goose Holdings, Inc.......................................  11,062    462,723
    Canadian Imperial Bank of Commerce...............................  42,933  3,660,926
    Canadian Imperial Bank of Commerce...............................   7,445    634,761
    Canadian National Railway Co.....................................  13,000  1,162,706
    Canadian National Railway Co.....................................  46,957  4,196,547
    Canadian Natural Resources, Ltd..................................  28,391    715,864
    Canadian Natural Resources, Ltd.................................. 241,723  6,096,254
    Canadian Pacific Railway, Ltd....................................   9,072  2,062,983
    Canadian Pacific Railway, Ltd....................................   1,755    398,929
#   Canadian Tire Corp., Ltd., Class A...............................  12,043  1,298,296
    Canadian Utilities, Ltd., Class A................................  18,114    528,250
    Canadian Utilities, Ltd., Class B................................     600     17,584
#   Canadian Western Bank............................................  56,966  1,442,424
*   Canfor Corp......................................................  47,104    569,354
    Canfor Pulp Products, Inc........................................  21,106    138,773
#*  Canopy Growth Corp...............................................   1,700     33,985
*   Canopy Growth Corp...............................................     474      9,461
#   CanWel Building Materials Group, Ltd.............................  25,200     86,672
    Capital Power Corp...............................................  30,345    727,349
*   Capstone Mining Corp............................................. 242,077     91,898
#   Cardinal Energy, Ltd.............................................  46,873     68,329
    Cascades, Inc....................................................  48,759    461,639
    CCL Industries, Inc., Class B....................................  28,675  1,180,223
*   Celestica, Inc...................................................  50,960    367,931
*   Celestica, Inc...................................................   5,600     40,562
    Cenovus Energy, Inc..............................................  28,200    240,228
    Cenovus Energy, Inc.............................................. 165,194  1,402,497
*   Centerra Gold, Inc............................................... 116,854    996,336
    Cervus Equipment Corp............................................   3,004     18,816
#   CES Energy Solutions Corp........................................ 119,725    159,985
*   CGI, Inc.........................................................  27,460  2,134,504
#   Chesswood Group, Ltd.............................................   5,700     47,388
*   China Gold International Resources Corp., Ltd.................... 207,724    165,599
    CI Financial Corp................................................  79,936  1,163,445
#   Cineplex, Inc....................................................  42,263    720,374
#   Clearwater Seafoods, Inc.........................................  11,500     45,839
    Cogeco Communications, Inc.......................................  12,627  1,091,477
    Cogeco, Inc......................................................  42,294  3,273,121
    Colliers International Group, Inc................................   2,800    187,609

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Colliers International Group, Inc................................  11,666 $  781,039
    Computer Modelling Group, Ltd....................................  35,217    187,435
#   Constellation Software, Inc......................................   2,791  2,756,523
*   Copper Mountain Mining Corp...................................... 136,204     69,286
    Corby Spirit and Wine, Ltd.......................................   5,700     69,243
    Corus Entertainment, Inc., Class B............................... 293,525  1,127,657
    Cott Corp........................................................  30,576    392,902
    Cott Corp........................................................  30,499    391,803
    Crescent Point Energy Corp.......................................  53,200    194,284
    Crescent Point Energy Corp....................................... 155,175    567,940
*   Crew Energy, Inc................................................. 145,698     53,098
*   CRH Medical Corp.................................................  46,658    140,282
*   Delphi Energy Corp............................................... 362,471     16,512
*   Denison Mines Corp............................................... 188,385     87,248
*   Descartes Systems Group, Inc. (The)..............................   3,518    136,890
*   Detour Gold Corp.................................................  93,470  1,552,038
#*  DHX Media, Ltd...................................................  65,923     95,098
*   DIRTT Environmental Solutions....................................  10,600     48,127
    Dollarama, Inc...................................................  39,342  1,323,547
    Dorel Industries, Inc., Class B..................................  18,150     68,764
    DREAM Unlimited Corp., Class A...................................  29,600    226,759
*   Dundee Precious Metals, Inc......................................  67,427    234,978
    Echelon Financial Holdings, Inc..................................   2,200      9,855
    ECN Capital Corp................................................. 122,569    404,810
    E-L Financial Corp., Ltd.........................................     184    102,821
*   Eldorado Gold Corp...............................................  87,838    739,594
*   Eldorado Gold Corp...............................................   4,518     38,043
#   Element Fleet Management Corp.................................... 194,983  1,658,044
#   Emera, Inc.......................................................  24,759  1,025,061
    Empire Co., Ltd., Class A........................................  53,584  1,422,696
    Enbridge, Inc....................................................  55,946  2,037,613
    Enbridge, Inc....................................................  33,006  1,201,748
    Encana Corp...................................................... 253,379    992,662
#   Encana Corp...................................................... 116,859    459,256
*   Endeavour Mining Corp............................................  29,721    538,194
#*  Endeavour Silver Corp............................................  16,340     40,568
    Enerflex, Ltd....................................................  44,095    345,502
#*  Energy Fuels, Inc................................................  31,800     63,499
#   Enerplus Corp....................................................  82,000    494,951
    Enerplus Corp....................................................  85,064    512,936
    Enghouse Systems, Ltd............................................  17,344    505,269
    Ensign Energy Services, Inc......................................  98,720    200,873
#   Equitable Group, Inc.............................................   7,300    628,074
*   ERO Copper Corp..................................................   1,600     19,995
#*  Essential Energy Services Trust..................................  38,149      8,255
    Evertz Technologies, Ltd.........................................   8,165    110,966
#   Exchange Income Corp.............................................   8,657    256,404
    Exco Technologies, Ltd...........................................  50,840    294,904
*   EXFO, Inc........................................................   2,877     11,730
#   Extendicare, Inc.................................................  41,022    277,508
    Fairfax Financial Holdings, Ltd..................................   6,000  2,541,948
    Fiera Capital Corp...............................................  16,900    134,728
    Finning International, Inc.......................................  77,664  1,322,605
    First Capital Realty, Inc........................................  32,700    541,235
#*  First Majestic Silver Corp.......................................  47,170    504,255
    First National Financial Corp....................................   5,300    172,589
    First Quantum Minerals, Ltd......................................  97,178    821,189
    FirstService Corp................................................   7,370    643,475
    FirstService Corp................................................   2,400    209,478

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
    Fortis, Inc......................................................  20,055 $  833,201
    Fortis, Inc......................................................   7,283    302,754
#*  Fortuna Silver Mines, Inc........................................  97,753    311,717
#   Franco-Nevada Corp...............................................   3,701    358,886
    Frontera Energy Corp.............................................   4,719     37,835
    Gamehost, Inc....................................................   9,498     58,556
#*  GDI Integrated Facility Services, Inc............................     300      6,656
*   Gear Energy, Ltd................................................. 122,642     36,315
*   Genesis Land Development Corp....................................  12,700     23,431
#   Genworth MI Canada, Inc..........................................  25,974  1,049,136
    George Weston, Ltd...............................................  19,810  1,586,033
    Gibson Energy, Inc...............................................  56,002    976,240
    Gildan Activewear, Inc...........................................  21,696    554,301
*   Glacier Media, Inc...............................................   1,400        723
    GMP Capital, Inc.................................................  32,869     56,649
#   goeasy, Ltd......................................................   8,267    377,981
#*  Golden Star Resources, Ltd.......................................  19,013     64,094
    GoldMoney, Inc...................................................  16,200     25,460
*   Gran Tierra Energy, Inc..........................................     444        480
*   Gran Tierra Energy, Inc.......................................... 261,781    278,258
*   Great Canadian Gaming Corp.......................................  22,100    699,025
    Great-West Lifeco, Inc...........................................  28,900    702,807
#*  Guyana Goldfields, Inc...........................................  57,932     23,312
*   Heroux-Devtek, Inc...............................................  13,891    176,762
#   High Arctic Energy Services, Inc.................................  10,600     18,188
#   High Liner Foods, Inc............................................  12,787     90,289
#*  Home Capital Group, Inc..........................................  53,339  1,097,882
    Horizon North Logistics, Inc.....................................  68,014     50,090
    Hudbay Minerals, Inc.............................................  58,043    211,277
    Hudbay Minerals, Inc............................................. 299,132  1,085,605
    Husky Energy, Inc................................................ 147,070  1,027,292
#   Hydro One, Ltd...................................................  27,300    507,613
    IA Financial Crop., Inc..........................................  37,301  1,796,373
*   IAMGOLD Corp..................................................... 155,174    583,184
*   IAMGOLD Corp.....................................................  35,221    131,727
*   IBI Group, Inc...................................................   7,300     27,491
    IGM Financial, Inc...............................................   7,889    222,636
#*  Imperial Metals Corp.............................................  11,400     15,753
    Imperial Oil, Ltd................................................   9,800    244,051
#   Imperial Oil, Ltd................................................  24,351    605,609
*   Indigo Books & Music, Inc........................................   1,800      5,521
    Information Services Corp........................................   5,400     66,296
    Innergex Renewable Energy, Inc...................................  46,129    575,776
    Intact Financial Corp............................................   4,700    484,952
#   Inter Pipeline, Ltd..............................................  57,709    968,754
*   Interfor Corp....................................................  45,968    547,944
    Intertape Polymer Group, Inc.....................................  43,244    556,843
    Jamieson Wellness, Inc...........................................  22,955    414,100
    Just Energy Group, Inc...........................................  28,226     65,363
    K-Bro Linen, Inc.................................................   1,229     33,779
*   Kelt Exploration, Ltd............................................  63,747    139,391
    Keyera Corp......................................................  62,719  1,453,808
*   Kinaxis, Inc.....................................................   4,982    318,151
#   Kinder Morgan Canada, Ltd........................................   4,024     42,773
*   Kinross Gold Corp................................................ 892,490  4,336,752
*   Kinross Gold Corp................................................   7,412     35,948
    Kirkland Lake Gold, Ltd..........................................  40,234  1,889,358
    KP Tissue, Inc...................................................   5,700     37,132
    Lassonde Industries, Inc., Class A...............................   2,100    278,655

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
CANADA -- (Continued)
#   Laurentian Bank of Canada........................................  26,974 $  927,737
*   Leagold Mining Corp..............................................   9,100     17,964
    Leon's Furniture, Ltd............................................  10,044    120,107
*   Lightstream Resources, Ltd.......................................  52,634          0
    Linamar Corp.....................................................  26,763    872,729
    Loblaw Cos., Ltd.................................................  26,402  1,407,978
#   Lucara Diamond Corp.............................................. 184,114    150,970
    Lundin Mining Corp............................................... 363,711  1,836,366
    Magellan Aerospace Corp..........................................   9,800    119,496
    Magna International, Inc.........................................  80,312  4,318,348
    Magna International, Inc.........................................  29,284  1,574,601
*   Mainstreet Equity Corp...........................................   3,543    173,693
*   Major Drilling Group International, Inc..........................  60,497    256,300
*   Mandalay Resources Corp..........................................  18,509     11,242
    Manulife Financial Corp..........................................  51,141    952,463
    Manulife Financial Corp.......................................... 141,354  2,632,011
    Maple Leaf Foods, Inc............................................  28,273    493,076
    Martinrea International, Inc.....................................  55,453    452,179
*   Mav Beauty Brands, Inc...........................................   2,500     11,237
#   Medical Facilities Corp..........................................  31,821    188,930
*   MEG Energy Corp.................................................. 129,677    498,190
*   Mercator Minerals, Ltd...........................................  15,420          0
    Methanex Corp....................................................  18,500    701,036
    Methanex Corp....................................................   5,399    204,784
    Metro, Inc.......................................................  28,767  1,216,566
    Morguard Corp....................................................     700    106,294
    Morneau Shepell, Inc.............................................  19,996    481,416
#   Mountain Province Diamonds, Inc..................................   6,000      5,785
    MTY Food Group, Inc..............................................   6,344    253,471
#   Mullen Group, Ltd................................................  49,819    310,163
    National Bank of Canada.......................................... 104,172  5,379,834
*   New Gold, Inc.................................................... 824,836    857,965
    NFI Group, Inc...................................................  37,760    830,542
    Norbord, Inc.....................................................   9,562    276,032
    Norbord, Inc.....................................................   7,657    221,058
    North American Construction Group, Ltd...........................  19,300    223,318
    North American Construction Group, Ltd...........................   1,018     11,758
    North West Co., Inc. (The).......................................  22,094    472,712
    Northland Power, Inc.............................................  44,775    894,072
    Nutrien, Ltd.....................................................  37,569  1,795,367
*   NuVista Energy, Ltd..............................................  75,369    108,152
#*  Obsidian Energy, Ltd.............................................  21,375     12,821
    OceanaGold Corp.................................................. 380,881    913,814
    Onex Corp........................................................  13,246    778,709
    Open Text Corp...................................................  18,400    743,488
    Open Text Corp...................................................  16,829    677,536
    Osisko Gold Royalties, Ltd.......................................  45,360    446,331
#*  Painted Pony Energy, Ltd......................................... 137,252     63,567
    Pan American Silver Corp.........................................  24,348    413,538
#   Pan American Silver Corp......................................... 108,615  1,851,878
#*  Paramount Resources, Ltd., Class A...............................  31,088    121,320
*   Parex Resources, Inc............................................. 106,941  1,449,318
    Park Lawn Corp...................................................   6,881    154,119
    Parkland Fuel Corp...............................................  41,414  1,375,645
    Pason Systems, Inc...............................................  29,830    320,246
    Pembina Pipeline Corp............................................   1,010     35,548
    Pembina Pipeline Corp............................................  15,347    539,601
#*  Pengrowth Energy Corp............................................ 216,240     32,836
#   Peyto Exploration & Development Corp.............................  97,254    194,198

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CANADA -- (Continued)
*   Photon Control, Inc..............................................   8,300 $     6,617
*   PHX Energy Services Corp.........................................  18,919      34,618
    Pinnacle Renewable Energy, Inc...................................   4,200      23,055
    Pizza Pizza Royalty Corp.........................................  10,074      71,744
    Polaris Infrastructure, Inc......................................   5,200      52,114
    Pollard Banknote, Ltd............................................   3,300      51,363
*   Precision Drilling Corp.......................................... 107,261     114,012
*   Precision Drilling Corp..........................................  24,082      25,286
#*  Premier Gold Mines, Ltd..........................................  95,451     163,784
    Premium Brands Holdings Corp.....................................  14,391     949,384
*   Pretium Resources, Inc...........................................   7,794      78,875
*   Pretium Resources, Inc...........................................  44,718     450,541
*   Pulse Seismic, Inc...............................................  22,820      41,756
    Quarterhill, Inc.................................................  76,668      96,628
    Quebecor, Inc., Class B..........................................  49,926   1,160,682
*   Questerre Energy Corp., Class A..................................  32,700       4,717
    Recipe Unlimited Corp............................................  14,874     267,192
    Reitmans Canada, Ltd., Class A...................................  19,404      28,875
    Restaurant Brands International, Inc.............................   9,100     595,359
    Restaurant Brands International, Inc.............................   4,851     317,449
#   Richelieu Hardware, Ltd..........................................  29,641     608,528
    Ritchie Bros Auctioneers, Inc....................................   7,600     312,690
    Ritchie Bros Auctioneers, Inc....................................   6,762     278,053
    Rocky Mountain Dealerships, Inc..................................   8,291      40,791
    Rogers Communications, Inc., Class B.............................   4,600     216,571
    Rogers Communications, Inc., Class B.............................  19,209     904,552
#   Rogers Sugar, Inc................................................  56,990     234,952
*   Roxgold, Inc.....................................................  28,000      20,621
    Royal Bank of Canada.............................................  55,774   4,498,846
    Royal Bank of Canada............................................. 133,402  10,760,205
    Russel Metals, Inc...............................................  42,512     697,828
*   Sandstorm Gold, Ltd..............................................  69,625     496,906
    Saputo, Inc......................................................  17,716     513,819
    Secure Energy Services, Inc......................................  78,065     251,306
*   SEMAFO, Inc...................................................... 168,337     543,187
*   Seven Generations Energy, Ltd., Class A.......................... 163,953     918,665
    Shaw Communications, Inc., Class B...............................  10,753     219,452
    Shaw Communications, Inc., Class B...............................  62,788   1,283,387
    ShawCor, Ltd.....................................................  35,032     352,687
*   Shopify, Inc., Class A...........................................     900     282,213
    Sienna Senior Living, Inc........................................  15,909     229,377
*   Sierra Wireless, Inc.............................................   7,200      79,429
#*  Sierra Wireless, Inc.............................................  11,505     127,245
    Sleep Country Canada Holdings, Inc...............................  19,915     331,891
#   SNC-Lavalin Group, Inc...........................................   8,274     149,574
*   Spin Master Corp.................................................  10,400     294,210
#   Sprott, Inc......................................................  37,699      87,013
#*  SSR Mining, Inc..................................................  44,604     659,689
*   SSR Mining, Inc..................................................   8,887     131,439
    Stantec, Inc.....................................................  16,542     352,919
    Stantec, Inc.....................................................   8,147     174,264
*   Stars Group, Inc. (The)..........................................   5,297     115,262
*   Stars Group, Inc. (The)..........................................  48,072   1,046,047
    Stella-Jones, Inc................................................  12,388     343,489
#*  STEP Energy Services, Ltd........................................  12,691      10,888
*   Storm Resources, Ltd.............................................   4,600       4,191
*   Strad, Inc.......................................................     100         124
#   Stuart Olson, Inc................................................  15,040      30,489
    Sun Life Financial, Inc..........................................  49,784   2,234,306

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
CANADA -- (Continued)
    Suncor Energy, Inc., (B3NB0P5)................................... 185,607 $  5,510,672
    Suncor Energy, Inc., (B3NB1P2)................................... 111,613    3,318,475
*   SunOpta, Inc.....................................................   7,675       14,659
*   SunOpta, Inc.....................................................   4,800        9,111
    Superior Plus Corp...............................................  94,458      852,711
    Supremex, Inc....................................................   7,129       13,153
#   Surge Energy, Inc................................................ 157,442      114,755
*   Tamarack Valley Energy, Ltd...................................... 113,214      146,127
*   Taseko Mines, Ltd................................................ 158,513       62,582
    TC Energy Corp...................................................   5,380      271,185
    TC Energy Corp...................................................  10,742      540,645
    Teck Resources, Ltd., Class A....................................     600        9,566
    Teck Resources, Ltd., Class B....................................  78,125    1,234,957
    Teck Resources, Ltd., Class B.................................... 162,372    2,570,349
    TELUS Corp.......................................................  24,664      877,313
*   TeraGo, Inc......................................................   3,300       22,750
*   Teranga Gold Corp................................................  41,335      167,272
#*  Tervita Corp.....................................................   5,715       30,376
    TFI International, Inc...........................................  57,363    1,827,898
    Thomson Reuters Corp.............................................   4,681      314,566
    Tidewater Midstream and Infrastructure, Ltd...................... 109,000       77,792
#   Timbercreek Financial Corp.......................................  18,861      138,332
    TMX Group, Ltd...................................................  13,592    1,187,584
    TORC Oil & Gas, Ltd.............................................. 106,408      271,453
*   Torex Gold Resources, Inc........................................  39,274      574,603
#   Toromont Industries, Ltd.........................................  17,959      927,334
    Toronto-Dominion Bank (The)......................................  89,278    5,098,017
    Toronto-Dominion Bank (The)......................................   9,606      548,214
    Total Energy Services, Inc.......................................  18,599       79,363
    Tourmaline Oil Corp.............................................. 100,951      866,100
    TransAlta Corp................................................... 133,581      789,052
    TransAlta Corp...................................................  33,238      195,772
#   TransAlta Renewables, Inc........................................  39,506      425,325
    Transcontinental, Inc., Class A..................................  51,756      591,003
    TransGlobe Energy Corp...........................................  44,981       51,569
    TransGlobe Energy Corp...........................................   1,119        1,298
#*  Trican Well Service, Ltd......................................... 148,510       96,970
*   Trisura Group, Ltd...............................................   2,121       50,804
*   Turquoise Hill Resources, Ltd.................................... 217,037       88,983
    Uni-Select, Inc..................................................  22,152      179,120
#   Vermilion Energy, Inc............................................  13,653      180,374
    Vermilion Energy, Inc............................................  40,364      534,016
    VersaBank........................................................   4,000       19,953
    Wajax Corp.......................................................  15,240      177,034
    Waste Connections, Inc...........................................   1,061       98,036
    Waste Connections, Inc...........................................  11,349    1,048,322
#*  Wesdome Gold Mines Ltd........................................... 124,514      761,019
    West Fraser Timber Co., Ltd......................................  28,536    1,319,446
    Western Forest Products, Inc..................................... 244,498      241,324
#   Westshore Terminals Investment Corp..............................  27,839      482,760
    Wheaton Precious Metals Corp.....................................  42,612    1,196,119
#   Whitecap Resources, Inc.......................................... 187,079      521,280
    Winpak, Ltd......................................................   9,400      332,865
    WSP Global, Inc..................................................   6,203      387,034
    Yamana Gold, Inc................................................. 398,609    1,455,705
    Yamana Gold, Inc.................................................   8,700       31,668
*   Yangarra Resources, Ltd..........................................  54,109       41,904
#*  Yellow Pages, Ltd................................................   9,936       65,405
                                                                              ------------
TOTAL CANADA.........................................................          259,834,355
                                                                              ------------

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
CHILE -- (0.2%)
    AES Gener SA.....................................................    597,283 $  127,933
    Aguas Andinas SA, Class A........................................    422,238    193,537
#   Banco de Chile, ADR..............................................      4,851    124,579
    Banco de Credito e Inversiones SA................................     10,154    564,480
    Banco Santander Chile, ADR.......................................      8,227    199,330
    Banco Santander Chile............................................  1,227,899     75,995
    Besalco SA.......................................................    159,422    107,383
    CAP SA...........................................................     33,285    244,296
    Cencosud SA......................................................    245,903    333,607
    Cia Cervecerias Unidas SA........................................     12,277    122,317
    Cia Cervecerias Unidas SA, Sponsored ADR.........................     11,298    224,265
*   Cia Sud Americana de Vapores SA.................................. 11,350,219    373,154
    Colbun SA........................................................    714,528    123,474
    Cristalerias de Chile SA.........................................      2,000     14,167
    Embotelladora Andina SA, ADR, Class B............................      4,903     82,812
*   Empresa Nacional de Telecomunicaciones SA........................     76,642    599,495
    Empresas CMPC SA.................................................    154,949    354,149
    Empresas COPEC SA................................................     15,233    136,346
    Empresas Hites SA................................................     40,531     15,828
*   Empresas La Polar SA.............................................    718,081     19,787
    Enel Americas SA, ADR............................................     79,243    757,563
    Enel Americas SA.................................................  3,644,157    682,715
    Enel Chile SA, ADR...............................................     60,103    249,428
    Enel Chile SA....................................................    844,942     69,550
    Engie Energia Chile SA...........................................    137,375    203,846
    Forus SA.........................................................     24,881     45,238
    Grupo Security SA................................................    459,040    133,064
    Hortifrut SA.....................................................      2,991      6,243
    Inversiones Aguas Metropolitanas SA..............................    232,596    277,239
    Inversiones La Construccion SA...................................     14,743    178,511
    Itau CorpBanca................................................... 31,981,234    193,584
    Itau CorpBanca, ADR..............................................      9,675     87,849
    Latam Airlines Group SA, Sponsored ADR...........................     69,715    785,688
    Latam Airlines Group SA..........................................      4,845     53,579
*   Masisa SA........................................................  1,118,583     51,736
    Molibdenos y Metales SA..........................................      1,797     19,989
    Multiexport Foods SA.............................................    175,108     77,840
    Parque Arauco SA.................................................    177,763    467,956
    PAZ Corp. SA.....................................................     30,769     42,459
    Plaza SA.........................................................      7,638     16,168
    Ripley Corp. SA..................................................    405,718    233,732
    SACI Falabella...................................................     25,508    129,737
    Salfacorp SA.....................................................    188,280    158,762
    Sigdo Koppers SA.................................................     85,947    123,182
    Sociedad Matriz SAAM SA..........................................  1,380,854    113,812
#   Sociedad Quimica y Minera de Chile SA, Sponsored ADR.............      5,679    154,355
    Socovesa SA......................................................    126,028     57,714
    SONDA SA.........................................................    246,425    263,975
    Vina Concha y Toro SA............................................    103,004    190,027
                                                                                 ----------
TOTAL CHILE..........................................................             9,862,475
                                                                                 ----------
CHINA -- (7.7%)
*   21Vianet Group, Inc., ADR........................................     18,641    158,076
*   3SBio, Inc.......................................................    538,500  1,003,094
#*  500.com, Ltd., ADR, Class A......................................      4,144     40,363
*   51job, Inc., ADR.................................................      5,450    429,296
*   58.com, Inc., ADR................................................     10,326    545,316
    AAC Technologies Holdings, Inc...................................    307,500  1,989,923
    Agile Group Holdings, Ltd........................................  1,244,749  1,677,756

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                      ---------- ----------
CHINA -- (Continued)
    Agricultural Bank of China, Ltd., Class H........................  3,711,000 $1,527,090
    Air China, Ltd., Class H.........................................    540,000    476,767
    AKM Industrial Co., Ltd..........................................     50,000      7,645
*   Alibaba Group Holding, Ltd., Sponsored ADR.......................     45,038  7,956,863
*   Alibaba Health Information Technology, Ltd.......................     62,000     62,403
*   Alibaba Pictures Group, Ltd......................................  3,130,000    513,372
*   Aluminum Corp. of China, Ltd., Class H...........................  1,460,000    432,549
    AMVIG Holdings, Ltd..............................................    130,000     33,520
#   Angang Steel Co., Ltd., Class H..................................  1,115,400    373,128
    Anhui Conch Cement Co., Ltd., Class H............................    359,500  2,148,633
    Anhui Expressway Co., Ltd., Class H..............................    140,000     82,224
    ANTA Sports Products, Ltd........................................    254,000  2,484,657
    Anton Oilfield Services Group....................................  1,118,000    110,841
*   Anxin-China Holdings, Ltd........................................    816,000          0
*   Aowei Holdings, Ltd..............................................     59,000     13,240
    APT Satellite Holdings, Ltd......................................    186,250     71,268
    Asia Cement China Holdings Corp..................................    254,000    308,026
#*  Asia Television Holdings, Ltd....................................    572,000      2,913
#   Ausnutria Dairy Corp., Ltd.......................................    239,000    356,470
#   AVIC International Holding HK, Ltd...............................  1,307,948     28,308
#*  AVIC International Holdings, Ltd., Class H.......................    136,000    128,118
    AviChina Industry & Technology Co., Ltd., Class H................  1,032,000    487,467
    BAIC Motor Corp., Ltd., Class H..................................  1,408,500    873,702
*   Baidu, Inc., Sponsored ADR.......................................     19,094  1,944,724
    Bank of China, Ltd., Class H.....................................  9,421,800  3,842,066
#   Bank of Chongqing Co., Ltd., Class H.............................    341,500    200,584
    Bank of Communications Co., Ltd., Class H........................  1,112,695    759,912
#   Bank of Zhengzhou Co., Ltd., Class H.............................     76,000     25,481
*   Baoye Group Co., Ltd., Class H...................................     87,040     56,956
#*  Baozun, Inc., Sponsored ADR......................................      4,280    186,266
    BBMG Corp., Class H..............................................    981,000    280,754
    Beijing Capital International Airport Co., Ltd., Class H.........  1,044,000    988,794
    Beijing Capital Land, Ltd., Class H..............................    490,000    164,654
#*  Beijing Enterprises Clean Energy Group, Ltd...................... 10,500,000    119,038
    Beijing Enterprises Holdings, Ltd................................    167,500    788,656
#*  Beijing Enterprises Medical & Health Group, Ltd..................  1,560,000     48,780
    Beijing Enterprises Water Group, Ltd.............................  1,875,000    977,303
#*  Beijing Gas Blue Sky Holdings, Ltd...............................  1,400,000     36,011
    Beijing Jingneng Clean Energy Co., Ltd., Class H.................    350,000     62,013
    Beijing North Star Co., Ltd., Class H............................    398,000    122,141
*   Beijing Properties Holdings, Ltd.................................    616,000     18,741
    Beijing Urban Construction Design & Development Group Co., Ltd.,
      Class H........................................................    123,000     35,392
#   Best Pacific International Holdings, Ltd.........................    186,000     62,810
*   Bitauto Holdings, Ltd., ADR......................................     14,796    223,863
    Brilliance China Automotive Holdings, Ltd........................    904,000    996,907
#   BYD Co., Ltd., Class H...........................................    189,500    888,853
#   BYD Electronic International Co., Ltd............................    531,000    911,819
*   C.banner International Holdings, Ltd.............................    270,000      9,131
    Cabbeen Fashion, Ltd.............................................    155,000     31,640
#   Canvest Environmental Protection Group Co., Ltd..................    218,000     90,106
*   Capital Environment Holdings, Ltd................................  2,440,000     54,432
*   CAR, Inc.........................................................    557,000    454,587
    Carrianna Group Holdings Co., Ltd................................    238,000     24,267
    Central China Real Estate, Ltd...................................    370,696    169,834
    Central China Securities Co., Ltd., Class H......................    308,000     59,555
*   Century Sunshine Group Holdings, Ltd.............................  1,055,000     27,951
*   CGN Meiya Power Holdings Co., Ltd................................    752,000    112,909
    CGN Power Co., Ltd., Class H.....................................    718,000    186,923

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
CHINA -- (Continued)
#   Chaowei Power Holdings, Ltd......................................    348,000 $   125,920
    Cheetah Mobile, Inc., ADR........................................     11,548      44,691
*   Chiho Environmental Group, Ltd...................................    144,000       9,083
#   China Aerospace International Holdings, Ltd......................    848,000      47,001
    China Agri-Industries Holdings, Ltd..............................  1,196,700     394,261
*   China All Access Holdings, Ltd...................................    270,000       6,768
*   China Animal Healthcare, Ltd.....................................     47,000       2,249
    China Animation Characters Co., Ltd..............................    129,000      30,934
#   China Aoyuan Group, Ltd..........................................    541,000     691,360
#*  China Automobile New Retail Holdings, Ltd........................    406,000      35,832
    China Cinda Asset Management Co., Ltd., Class H..................  2,786,000     577,947
    China CITIC Bank Corp., Ltd., Class H............................  1,658,000     961,077
    China Coal Energy Co., Ltd., Class H.............................    715,000     285,128
    China Common Rich Renewable Energy Investments, Ltd..............    710,000     169,890
    China Communications Construction Co., Ltd., Class H.............    994,000     756,675
    China Communications Services Corp., Ltd., Class H...............    680,000     419,919
    China Conch Venture Holdings, Ltd................................    425,000   1,662,976
    China Construction Bank Corp., Class H........................... 15,486,200  12,408,634
    China Datang Corp. Renewable Power Co., Ltd., Class H............    954,000      99,585
#*  China Daye Non-Ferrous Metals Mining, Ltd........................  3,026,163      20,397
#*  China Dili Group.................................................    715,600     218,850
*   China Distance Education Holdings, Ltd., ADR.....................      5,206      36,442
#*  China Dynamics Holdings, Ltd.....................................  1,050,000      13,249
*   China Eastern Airlines Corp., Ltd., ADR..........................      2,373      58,708
*   China Eastern Airlines Corp., Ltd., Class H......................    674,000     336,153
    China Electronics Huada Technology Co., Ltd......................    256,000      20,879
    China Electronics Optics Valley Union Holding Co., Ltd...........    664,000      39,790
#   China Energy Engineering Corp., Ltd., Class H....................    780,000      78,683
    China Everbright Bank Co., Ltd., Class H.........................    483,000     222,261
    China Everbright Greentech Ltd...................................    183,000     102,066
    China Everbright International, Ltd..............................    532,074     402,145
    China Everbright Water, Ltd......................................    129,348      28,421
#   China Evergrande Group...........................................  1,570,000   3,821,779
    China Fiber Optic Network System Group, Ltd......................    521,599       3,495
    China Financial Services Holdings, Ltd...........................    354,000      20,321
    China Flavors & Fragrances Co., Ltd..............................    146,000      32,209
    China Foods, Ltd.................................................    538,000     221,113
    China Galaxy Securities Co., Ltd., Class H.......................    531,500     271,005
    China Gas Holdings, Ltd..........................................    444,200   1,892,264
    China Glass Holdings, Ltd........................................    262,000      14,359
    China Grand Pharmaceutical and Healthcare Holdings, Ltd.,
       Class A.......................................................    456,000     261,319
*   China Greenland Broad Greenstate Group Co., Ltd..................    356,000      19,988
    China Hanking Holdings, Ltd......................................    268,000      54,706
    China Harmony New Energy Auto Holding, Ltd.......................    499,500     171,887
*   China High Precision Automation Group, Ltd.......................    127,000       3,707
#   China High Speed Transmission Equipment Group Co., Ltd...........    195,000     114,974
    China Hongqiao Group, Ltd........................................    529,500     294,079
*   China Huiyuan Juice Group, Ltd...................................    306,500      73,144
*   China Index Holdings, Ltd., ADR..................................      2,931       9,614
    China International Capital Corp., Ltd., Class H.................    199,600     363,960
    China International Marine Containers Group Co., Ltd., Class H...    277,320     243,936
    China Jinmao Holdings Group, Ltd.................................  1,552,000   1,031,801
    China Lesso Group Holdings, Ltd..................................    744,000     768,265
    China Life Insurance Co., Ltd., ADR..............................      3,332      42,750
    China Life Insurance Co., Ltd., Class H..........................    101,000     259,741
    China Lilang, Ltd................................................    323,000     259,936
#*  China Logistics Property Holdings Co., Ltd.......................    193,000      75,091
    China Longyuan Power Group Corp., Ltd., Class H..................    742,000     400,854
#*  China Lumena New Materials Corp..................................    752,000           0

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
#   China Maple Leaf Educational Systems, Ltd........................   430,000 $  135,080
    China Medical System Holdings, Ltd...............................   832,000  1,128,295
    China Meidong Auto Holdings, Ltd.................................   290,000    288,715
    China Mengniu Dairy Co., Ltd.....................................    88,000    350,833
    China Merchants Bank Co., Ltd., Class H..........................   501,201  2,390,343
    China Merchants Land, Ltd........................................   794,000    112,233
    China Merchants Port Holdings Co., Ltd...........................    78,000    121,955
#   China Merchants Securities Co., Ltd., Class H....................    13,200     14,942
*   China Metal Recycling Holdings, Ltd..............................    89,400          0
    China Minsheng Banking Corp., Ltd., Class H...................... 1,159,620    811,120
    China Mobile, Ltd................................................   770,500  6,261,618
    China Mobile, Ltd., Sponsored ADR................................    73,952  2,986,182
#*  China Modern Dairy Holdings, Ltd................................. 1,092,000    155,666
#   China Molybdenum Co., Ltd., Class H..............................   663,000    208,935
    China National Building Material Co., Ltd., Class H.............. 2,747,400  2,315,573
*   China NT Pharma Group Co., Ltd...................................   276,000     14,944
*   China Oceanwide Holdings, Ltd....................................   964,000     36,899
    China Oil & Gas Group, Ltd....................................... 2,404,000    104,107
    China Oilfield Services, Ltd., Class H...........................   252,000    350,854
    China Oriental Group Co., Ltd....................................   956,000    333,641
    China Overseas Grand Oceans Group, Ltd...........................   841,375    435,284
    China Overseas Land & Investment, Ltd............................ 1,624,827  5,127,127
#   China Overseas Property Holdings, Ltd............................ 1,049,275    640,708
    China Pacific Insurance Group Co., Ltd., Class H.................   151,000    547,872
    China Petroleum & Chemical Corp., ADR............................    12,059    681,185
    China Petroleum & Chemical Corp., Class H........................ 4,419,400  2,513,643
*   China Pioneer Pharma Holdings, Ltd...............................   250,000     19,755
    China Power International Development, Ltd.......................   837,333    174,864
*   China Properties Group, Ltd......................................   173,000     19,842
    China Railway Construction Corp., Ltd., Class H..................   831,500    909,484
    China Railway Group, Ltd., Class H...............................   808,000    486,994
#   China Railway Signal & Communication Corp., Ltd., Class H........   327,000    195,214
    China Reinsurance Group Corp., Class H........................... 1,489,000    242,919
    China Resources Beer Holdings Co., Ltd...........................   120,962    620,175
    China Resources Cement Holdings, Ltd............................. 1,328,610  1,454,948
    China Resources Gas Group, Ltd...................................   466,000  2,809,655
    China Resources Land, Ltd........................................   734,444  3,123,500
    China Resources Medical Holdings Co., Ltd........................   475,000    272,522
    China Resources Pharmaceutical Group, Ltd........................   550,000    507,929
    China Resources Power Holdings Co., Ltd..........................   316,678    397,980
*   China Ruifeng Renewable Energy Holdings, Ltd.....................   300,000     13,790
#   China Sanjiang Fine Chemicals Co., Ltd...........................   473,000     97,533
    China SCE Group Holdings, Ltd.................................... 1,251,600    573,500
*   China Shanshui Cement Group, Ltd.................................    77,000     25,414
#*  China Shengmu Organic Milk, Ltd.................................. 1,157,000     42,739
    China Shenhua Energy Co., Ltd., Class H..........................   714,616  1,451,341
*   China Silver Group, Ltd..........................................   460,000     51,968
    China South City Holdings, Ltd................................... 2,548,000    295,334
#   China Southern Airlines Co., Ltd., Sponsored ADR.................     3,231     99,935
    China Southern Airlines Co., Ltd., Class H.......................   844,000    519,431
    China State Construction International Holdings, Ltd.............   781,300    719,540
    China Sunshine Paper Holdings Co., Ltd...........................   201,000     28,929
    China Suntien Green Energy Corp., Ltd., Class H..................   587,000    170,255
*   China Taifeng Beddings Holdings, Ltd.............................    44,000          0
    China Taiping Insurance Holdings Co., Ltd........................   669,106  1,504,217
    China Telecom Corp., Ltd., ADR...................................     3,368    142,770
    China Telecom Corp., Ltd., Class H...............................   618,000    262,902
    China Tian Lun Gas Holdings, Ltd.................................   106,000    100,079
#*  China Tianrui Group Cement Co., Ltd..............................    53,000     45,597

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    China Traditional Chinese Medicine Holdings Co., Ltd.............   808,000 $  360,793
    China Travel International Investment Hong Kong, Ltd............. 1,228,000    193,859
    China Unicom Hong Kong, Ltd...................................... 1,930,000  1,900,083
#   China Unicom Hong Kong, Ltd., ADR................................    88,795    865,751
    China Vanke Co., Ltd., Class H...................................   387,200  1,411,943
    China Vast Industrial Urban Development Co., Ltd.................   218,000     84,542
#   China Water Affairs Group, Ltd...................................   310,000    236,916
#*  China Water Industry Group, Ltd..................................   156,000      9,631
    China Wood Optimization Holding, Ltd.............................    88,000     21,459
    China XLX Fertiliser, Ltd........................................   228,000     58,183
    China Yuhua Education Corp., Ltd.................................   370,000    212,261
#*  China Yurun Food Group, Ltd......................................   478,000     53,694
#   China ZhengTong Auto Services Holdings, Ltd......................   666,000    199,122
    China Zhongwang Holdings, Ltd....................................   878,400    364,678
#   Chinasoft International, Ltd.....................................   816,000    350,706
    Chongqing Machinery & Electric Co., Ltd., Class H................   633,925     46,039
    Chongqing Rural Commercial Bank Co., Ltd., Class H............... 1,506,000    803,823
    Chu Kong Shipping Enterprise Group Co., Ltd......................   180,000     30,033
    CIFI Holdings Group Co., Ltd..................................... 2,509,085  1,673,499
    CIMC Enric Holdings, Ltd.........................................   120,000     64,952
    CITIC Dameng Holdings, Ltd.......................................   361,000     14,940
    CITIC Resources Holdings, Ltd.................................... 1,250,000     81,197
    CITIC Securities Co., Ltd., Class H..............................   185,500    340,340
    CITIC, Ltd.......................................................   995,000  1,308,906
*   Citychamp Watch & Jewellery Group, Ltd........................... 1,004,000    217,751
    Clear Media, Ltd.................................................    80,000     36,721
    CNOOC, Ltd....................................................... 1,241,000  1,846,918
    CNOOC, Ltd., Sponsored ADR.......................................    20,875  3,100,772
#*  COFCO Meat Holdings, Ltd.........................................   416,000    148,524
#*  Cogobuy Group....................................................   246,000     40,715
#   Colour Life Services Group Co., Ltd..............................   221,000    125,053
    Comba Telecom Systems Holdings, Ltd..............................   607,429    139,628
    Concord New Energy Group, Ltd.................................... 2,600,000    130,775
    Consun Pharmaceutical Group, Ltd.................................   296,000    177,180
*   Coolpad Group, Ltd............................................... 1,451,600     41,892
    COSCO SHIPPING Development Co., Ltd., Class H.................... 1,310,000    146,758
    COSCO SHIPPING Energy Transportation Co., Ltd., Class H..........   663,752    285,533
*   COSCO SHIPPING Holdings Co., Ltd., Class H.......................   562,000    210,254
    Cosmo Lady China Holdings Co., Ltd...............................   295,000     43,519
    Country Garden Holdings Co., Ltd................................. 2,179,786  3,026,041
    Country Garden Services Holdings Co., Ltd........................   315,550  1,069,200
#   CP Pokphand Co., Ltd............................................. 4,042,000    334,268
#   CPMC Holdings, Ltd...............................................   247,000     98,817
    CRCC High-Tech Equipment Corp., Ltd., Class H....................   284,000     45,204
    CRRC Corp., Ltd., Class H........................................   717,000    479,554
    CSPC Pharmaceutical Group, Ltd................................... 1,924,000  4,927,597
#*  CSSC Offshore and Marine Engineering Group Co., Ltd., Class H....    66,000     49,803
#*  CT Environmental Group, Ltd...................................... 1,368,000     44,518
    Da Ming International Holdings, Ltd..............................    42,000      9,149
    Dah Chong Hong Holdings, Ltd.....................................   464,024    211,723
    Dali Foods Group Co., Ltd........................................   855,500    584,888
    Dalian Port PDA Co., Ltd., Class H...............................   664,200     83,890
    Datang International Power Generation Co., Ltd., Class H.........   506,000     99,807
    Dawnrays Pharmaceutical Holdings, Ltd............................   450,000     79,771
*   DBA Telecommunication Asia Holdings, Ltd.........................    72,000      3,497
#*  Differ Group Holding Co., Ltd....................................   772,000     46,768
    Dongfeng Motor Group Co., Ltd., Class H..........................   890,000    892,770
#   Dongjiang Environmental Co., Ltd., Class H.......................    96,800     80,766
    Dongyue Group, Ltd...............................................   960,000    449,660

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    Dynagreen Environmental Protection Group Co., Ltd., Class H......    54,000 $   21,683
    E-Commodities Holdings, Ltd......................................   828,000     39,544
#   EEKA Fashion Holdings, Ltd.......................................    76,000     79,619
    ENN Energy Holdings, Ltd.........................................   129,300  1,475,125
#   Essex Bio-technology, Ltd........................................   140,000    107,745
    EVA Precision Industrial Holdings, Ltd...........................   396,000     31,808
    Everbright Securities Co., Ltd., Class H.........................    69,000     48,923
*   Fang Holdings, Ltd., ADR.........................................     2,931      5,892
    Fantasia Holdings Group Co., Ltd.................................   810,000    122,611
    Far East Horizon, Ltd............................................ 1,241,000  1,174,908
    Flat Glass Group Co., Ltd., Class H..............................    44,000     20,927
    Fosun International, Ltd.........................................   412,892    539,888
#   Fu Shou Yuan International Group, Ltd............................   284,000    250,658
    Fufeng Group, Ltd................................................   903,600    416,453
#*  Fuguiniao Co., Ltd., Class H.....................................    53,000      4,921
#*  Fullshare Holdings, Ltd.......................................... 3,450,000     86,990
#   Future Land Development Holdings, Ltd............................ 1,404,000  1,479,558
#   Fuyao Glass Industry Group Co., Ltd., Class H....................   268,000    757,260
#*  GCL New Energy Holdings, Ltd..................................... 4,602,000    149,207
#*  GCL-Poly Energy Holdings, Ltd.................................... 8,179,000    327,416
    Geely Automobile Holdings, Ltd................................... 2,045,000  3,869,572
    Gemdale Properties & Investment Corp., Ltd....................... 2,698,000    312,390
    Genertec Universal Medical Group Co., Ltd........................   555,000    379,155
*   GF Securities Co., Ltd., Class H.................................   231,600    241,206
*   Glorious Property Holdings, Ltd.................................. 1,768,000     70,977
#   Glory Sun Financial Group, Ltd................................... 1,476,000     53,620
    Golden Eagle Retail Group, Ltd...................................   273,000    300,879
*   Golden Meditech Holdings, Ltd....................................   172,000     17,773
    Golden Throat Holdings Group Co., Ltd............................    46,000      9,306
    Goldlion Holdings, Ltd...........................................   162,000     50,223
#*  GOME Retail Holdings, Ltd........................................ 6,059,060    547,712
#*  Grand Baoxin Auto Group, Ltd.....................................   439,881     88,223
#   Great Wall Motor Co., Ltd., Class H.............................. 1,342,000  1,087,357
    Greatview Aseptic Packaging Co., Ltd.............................   543,000    273,646
    Greenland Hong Kong Holdings, Ltd................................   589,000    203,043
    Greentown China Holdings, Ltd....................................   499,500    460,836
    Greentown Service Group Co., Ltd.................................   562,000    637,628
    Guangdong Investment, Ltd........................................   194,000    419,873
    Guangshen Railway Co., Ltd., Sponsored ADR.......................     6,099     98,621
    Guangshen Railway Co., Ltd., Class H.............................   442,000    141,355
    Guangzhou Automobile Group Co., Ltd., Class H....................   424,000    423,464
    Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H..    16,000     50,605
    Guangzhou R&F Properties Co., Ltd., Class H......................   766,000  1,186,881
    Guolian Securities Co., Ltd., Class H............................   107,500     30,816
#   Guorui Properties, Ltd...........................................   554,000    106,533
*   Haichang Ocean Park Holdings, Ltd................................   344,000     37,740
    Haier Electronics Group Co., Ltd.................................   376,000  1,073,512
*   Hailiang Education Group, Inc., ADR..............................     1,838    121,731
    Haitian International Holdings, Ltd..............................   412,000    972,201
    Haitong Securities Co., Ltd., Class H............................   421,200    430,006
*   Harbin Bank Co., Ltd., Class H...................................   231,000     43,880
*   Harbin Electric Co., Ltd., Class H...............................   354,236     90,291
*   Harmonicare Medical Holdings, Ltd................................    74,000     14,449
#*  HC Group, Inc....................................................   211,500     76,397
    Health and Happiness H&H International Holdings, Ltd.............   124,500    492,912
    Hengan International Group Co., Ltd..............................   305,000  2,129,509
#*  HengTen Networks Group, Ltd...................................... 6,592,000     94,854
    Hilong Holding, Ltd..............................................   544,000     58,885
    Hisense Home Appliances Group Co., Ltd., Class H.................   146,000    134,902

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    HKC Holdings, Ltd................................................    91,739 $   73,628
*   Honghua Group, Ltd............................................... 1,656,000    102,171
    Honworld Group, Ltd..............................................    59,000     30,528
    Hopson Development Holdings, Ltd.................................   360,000    347,028
*   HOSA International, Ltd..........................................   178,000      1,236
*   Hua Han Health Industry Holdings, Ltd............................ 1,573,842    106,450
#   Hua Hong Semiconductor, Ltd......................................   175,000    351,898
    Huadian Fuxin Energy Corp., Ltd., Class H........................   686,000    132,764
    Huadian Power International Corp., Ltd., Class H.................   388,000    145,387
    Huaneng Power International, Inc., Sponsored ADR.................     3,000     56,430
    Huaneng Power International, Inc., Class H.......................   468,000    222,288
    Huaneng Renewables Corp., Ltd., Class H.......................... 3,032,000  1,157,543
    Huatai Securities Co., Ltd., Class H.............................   170,000    252,691
    Huaxi Holdings Co., Ltd..........................................    46,000     12,597
    Huazhong In-Vehicle Holdings Co., Ltd............................   344,000     49,558
#   Huazhu Group, Ltd., ADR..........................................    30,524  1,155,639
    Huishang Bank Corp., Ltd., Class H...............................   186,200     72,334
#   IMAX China Holding, Inc..........................................   113,000    256,500
    Industrial & Commercial Bank of China, Ltd., Class H............. 8,824,460  6,321,783
    Inner Mongolia Yitai Coal Co., Ltd., Class H.....................    21,900     14,431
*   JD.com, Inc., ADR................................................     9,626    299,850
#*  Jiangnan Group, Ltd.............................................. 1,143,000     48,811
    Jiangsu Expressway Co., Ltd., Class H............................   198,000    263,052
    Jiangxi Copper Co., Ltd., Class H................................   372,000    435,511
    Jiayuan International Group, Ltd.................................   498,787    199,560
#   Jinchuan Group International Resources Co., Ltd..................   737,000     59,122
#   Jingrui Holdings, Ltd............................................   257,000     90,025
#*  JinkoSolar Holding Co., Ltd., ADR................................    11,280    162,883
    Jinmao Hotel and Jinmao China Hotel Investments and Management,
      Ltd............................................................    83,500     42,055
#   JNBY Design, Ltd.................................................   173,000    246,398
    Joy City Property, Ltd........................................... 2,024,000    221,740
    Ju Teng International Holdings, Ltd..............................   460,000    107,359
#   Jutal Offshore Oil Services, Ltd.................................   124,000     10,722
    K Wah International Holdings, Ltd................................   583,931    319,100
*   Kai Yuan Holdings, Ltd........................................... 1,980,000      7,063
    Kaisa Group Holdings, Ltd........................................ 1,407,000    615,295
*   Kangda International Environmental Co., Ltd......................   285,000     27,609
#*  Kasen International Holdings, Ltd................................   194,000    120,012
    Kinetic Mines and Energy, Ltd....................................   812,000     40,355
    Kingboard Holdings, Ltd..........................................   423,500  1,128,586
    Kingboard Laminates Holdings, Ltd................................   735,000    672,880
#*  Kingsoft Corp., Ltd..............................................   270,000    621,389
#*  KuangChi Science, Ltd............................................   655,000     28,780
    Kunlun Energy Co., Ltd........................................... 2,228,000  2,073,680
    KWG Group Holdings, Ltd..........................................   718,400    723,415
*   Labixiaoxin Snacks Group, Ltd....................................   200,000      8,469
    Lai Fung Holdings, Ltd...........................................    27,560     32,082
    Launch Tech Co., Ltd., Class H...................................    16,800      8,538
    Lee & Man Chemical Co., Ltd......................................    66,300     30,964
    Lee & Man Paper Manufacturing, Ltd...............................   846,600    470,764
#   Lee's Pharmaceutical Holdings, Ltd...............................   122,000     65,178
    Legend Holdings Corp., Class H...................................    63,500    139,586
#   Lenovo Group, Ltd................................................ 3,976,000  2,771,840
    Leoch International Technology, Ltd..............................   195,000     14,174
#*  Lexinfintech Holdings, Ltd., ADR.................................    10,746    121,860
    Li Ning Co., Ltd.................................................   293,500    995,205
#*  Lifestyle China Group, Ltd.......................................   289,500     85,271
#*  Lifetech Scientific Corp.........................................   708,000    119,938
    Livzon Pharmaceutical Group, Inc., Class H.......................    61,856    180,640

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
    Logan Property Holdings Co., Ltd.................................   740,000 $1,127,005
    Longfor Group Holdings, Ltd......................................   575,500  2,388,411
    Lonking Holdings, Ltd............................................ 1,256,000    348,144
#   Luye Pharma Group, Ltd...........................................   677,500    500,774
#   LVGEM China Real Estate Investment Co., Ltd......................   162,000     58,281
#   Maanshan Iron & Steel Co., Ltd., Class H.........................   960,000    363,094
    Maoye International Holdings, Ltd................................   445,000     27,497
    Metallurgical Corp. of China, Ltd., Class H......................   878,000    185,872
*   Mingfa Group International Co., Ltd..............................   589,000      4,232
#   Minmetals Land, Ltd..............................................   764,000    107,959
    Minth Group, Ltd.................................................   344,000  1,216,789
#*  MMG, Ltd......................................................... 1,680,000    349,746
    MOBI Development Co., Ltd........................................   124,000     13,740
    Modern Land China Co., Ltd.......................................   444,400     61,194
    Momo, Inc., Sponsored ADR........................................    63,205  2,118,632
#   Nan Hai Corp., Ltd............................................... 8,450,000    112,081
#   Nanfang Communication Holdings, Ltd..............................    64,000     35,372
*   Nature Home Holding Co., Ltd.....................................   228,000     39,232
    NetDragon Websoft Holdings, Ltd..................................    18,500     42,337
    NetEase, Inc., ADR...............................................    10,443  2,985,236
    New China Life Insurance Co., Ltd., Class H......................    88,000    341,544
*   New Oriental Education & Technology Group, Inc., Sponsored ADR...     3,673    448,326
*   New World Department Store China, Ltd............................   223,000     35,279
    Nexteer Automotive Group, Ltd....................................   698,000    650,550
    Nine Dragons Paper Holdings, Ltd................................. 1,293,000  1,121,631
#*  Noah Holdings, Ltd., ADR.........................................     6,747    204,367
#*  North Mining Shares Co., Ltd..................................... 6,050,000     12,306
    NVC Lighting Holdings, Ltd.......................................   545,000     77,933
    O-Net Technologies Group, Ltd....................................    86,000     48,654
    Orient Securities Co., Ltd., Class H.............................   222,000    124,093
    Overseas Chinese Town Asia Holdings, Ltd.........................   146,000     45,625
#*  Ozner Water International Holding, Ltd...........................   175,000     33,213
#   Pacific Online, Ltd..............................................   210,000     53,288
#*  Panda Green Energy Group, Ltd.................................... 1,408,000     40,207
    Parkson Retail Group, Ltd........................................   605,000     48,590
    PAX Global Technology, Ltd.......................................   417,000    182,214
    Peking University Resources Holdings Co., Ltd....................   350,000      9,623
    People's Insurance Co. Group of China, Ltd. (The), Class H.......   289,000    121,719
    PetroChina Co., Ltd., ADR........................................     9,000    434,070
    PetroChina Co., Ltd., Class H.................................... 3,212,000  1,566,368
    PICC Property & Casualty Co., Ltd., Class H...................... 1,099,753  1,391,758
    Ping An Insurance Group Co. of China, Ltd., Class H..............   833,000  9,614,303
    Poly Property Group Co., Ltd..................................... 1,141,000    412,138
    Postal Savings Bank of China Co., Ltd., Class H..................   622,000    398,803
    Pou Sheng International Holdings, Ltd............................ 1,044,000    394,138
    Powerlong Real Estate Holdings, Ltd..............................   728,000    482,500
*   Q Technology Group Co., Ltd......................................    39,000     51,705
    Qingdao Port International Co., Ltd., Class H....................   339,000    194,410
*   Qinqin Foodstuffs Group Cayman Co., Ltd..........................     8,400      2,400
    Qunxing Paper Holdings Co., Ltd..................................   147,174      7,100
*   Real Gold Mining, Ltd............................................    19,000        638
    Red Star Macalline Group Corp., Ltd., Class H....................   152,672    122,327
    Redco Properties Group Ltd.......................................   606,000    391,111
*   Regal International Airport Group Co., Ltd., Class H.............    50,000     32,970
*   REXLot Holdings, Ltd............................................. 5,031,399     10,145
    Road King Infrastructure, Ltd....................................    96,000    175,623
    Ronshine China Holdings, Ltd.....................................   198,000    221,034
    Sany Heavy Equipment International Holdings Co., Ltd.............   421,000    220,750
#   Seaspan Corp.....................................................    42,872    464,732

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
CHINA -- (Continued)
#*  Semiconductor Manufacturing International Corp................... 1,143,100 $1,452,020
*   Semiconductor Manufacturing International Corp., ADR.............    10,590     66,187
    Shandong Chenming Paper Holdings, Ltd., Class H..................   243,250    101,317
    Shandong Weigao Group Medical Polymer Co., Ltd., Class H.........   572,000    656,679
    Shandong Xinhua Pharmaceutical Co., Ltd., Class H................   109,200     50,936
    Shanghai Electric Group Co., Ltd., Class H.......................   700,000    214,114
    Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H...........   158,500    447,344
    Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd., Class H..   111,000     79,552
    Shanghai Haohai Biological Technology Co., Ltd., Class H.........    12,800     73,855
    Shanghai Industrial Holdings, Ltd................................   271,000    504,459
    Shanghai Industrial Urban Development Group, Ltd.................   995,000    124,163
    Shanghai Jin Jiang Capital Co., Ltd., Class H....................   684,000    101,952
    Shanghai La Chapelle Fashion Co., Ltd., Class H..................    33,800      6,412
    Shanghai Pharmaceuticals Holding Co., Ltd., Class H..............   236,100    426,613
    Shanghai Prime Machinery Co., Ltd., Class H......................   276,000     27,796
*   Shanghai Zendai Property, Ltd.................................... 2,745,000     22,100
    Shengjing Bank Co., Ltd., Class H................................   144,500     97,326
    Shenguan Holdings Group, Ltd.....................................   446,000     16,803
    Shenzhen Expressway Co., Ltd., Class H...........................   210,000    281,085
    Shenzhen International Holdings, Ltd.............................   614,016  1,248,314
    Shenzhen Investment, Ltd......................................... 1,958,600    770,894
    Shenzhou International Group Holdings, Ltd.......................   102,000  1,409,502
    Shimao Property Holdings, Ltd....................................   809,500  2,711,892
    Shougang Fushan Resources Group, Ltd............................. 1,270,000    262,062
    Shui On Land, Ltd................................................ 2,069,656    416,504
*   Shunfeng International Clean Energy, Ltd.........................   974,000     24,429
    Sichuan Expressway Co., Ltd., Class H............................   266,000     77,623
    Sihuan Pharmaceutical Holdings Group, Ltd........................ 2,104,000    275,666
*   SINA Corp........................................................    19,422    769,111
    Sino Biopharmaceutical, Ltd...................................... 2,344,497  3,490,703
#   Sinofert Holdings, Ltd........................................... 1,194,000    121,704
    Sino-Ocean Group Holding, Ltd.................................... 1,721,832    633,033
    Sinopec Engineering Group Co., Ltd., Class H.....................   706,000    403,307
    Sinopec Kantons Holdings, Ltd....................................   514,000    209,539
*   Sinopec Oilfield Service Corp., Class H..........................   538,000     57,562
    Sinopec Shanghai Petrochemical Co., Ltd., Sponsored ADR..........       602     16,453
    Sinopec Shanghai Petrochemical Co., Ltd., Class H................ 1,142,000    315,408
    Sinopharm Group Co., Ltd., Class H...............................   356,800  1,277,789
    Sinosoft Technology Group, Ltd...................................   416,000     85,808
    Sinotrans, Ltd., Class H.........................................   830,000    244,040
    Sinotruk Hong Kong, Ltd..........................................   434,500    656,559
    Skyfame Realty Holdings, Ltd..................................... 1,856,000    260,355
#   Skyworth Group, Ltd..............................................   996,196    257,429
#*  SMI Holdings Group, Ltd..........................................   466,400     29,760
    SOHO China, Ltd.................................................. 1,213,500    414,096
#*  Sparkle Roll Group, Ltd..........................................   944,000     30,101
    Springland International Holdings, Ltd...........................   378,000     68,017
*   SPT Energy Group, Inc............................................   416,000     32,842
*   SRE Group, Ltd................................................... 2,440,285     19,252
    SSY Group, Ltd................................................... 1,141,042    951,619
*   Strong Petrochemical Holdings, Ltd...............................   132,000      7,569
    Suchuang Gas Corp., Ltd..........................................    98,000     25,049
    Sun Art Retail Group, Ltd........................................ 1,174,000  1,197,940
#   Sun King Power Electronics Group.................................   144,000     20,032
    Sunac China Holdings, Ltd........................................   500,000  2,267,894
    Sunny Optical Technology Group Co., Ltd..........................   170,700  2,743,811
#*  Sunshine 100 China Holdings, Ltd.................................   217,000     38,737
*   Superb Summit International Group, Ltd...........................    55,000      1,922
#   Symphony Holdings, Ltd...........................................   450,000     54,516

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
CHINA -- (Continued)
*   TAL Education Group, ADR.........................................    34,138 $ 1,461,448
    Tang Palace China Holdings, Ltd..................................    88,000      12,109
*   Tarena International, Inc., ADR..................................     8,228       6,386
    TCL Electronics Holdings, Ltd....................................   379,000     179,626
*   Tech Pro Technology Development, Ltd............................. 2,780,000       4,541
*   Technovator International, Ltd...................................   204,000      16,650
    Ten Pao Group Holdings, Ltd......................................   196,000      23,023
#   Tencent Holdings, Ltd............................................   475,000  19,267,384
*   Tenwow International Holdings, Ltd...............................   286,000       2,602
    Texhong Textile Group, Ltd.......................................   214,000     216,202
#   Tian An China Investment Co., Ltd................................   141,000      68,246
*   Tian Ge Interactive Holdings, Ltd................................   191,000      51,141
#   Tian Shan Development Holding, Ltd...............................    66,000      16,251
    Tiangong International Co., Ltd..................................   296,000     105,696
    Tianjin Capital Environmental Protection Group Co., Ltd.,
       Class H.......................................................    94,000      33,891
    Tianjin Port Development Holdings, Ltd........................... 1,134,000     103,979
#   Tianneng Power International, Ltd................................   522,000     340,980
    Tianyun International Holdings, Ltd..............................    70,000       8,639
*   Tibet Water Resources, Ltd.......................................   583,000      95,638
    Tingyi Cayman Islands Holding Corp...............................   826,000   1,098,824
#   Tomson Group, Ltd................................................   340,503      81,331
    Tong Ren Tang Technologies Co., Ltd., Class H....................   237,000     235,958
#   Tongda Group Holdings, Ltd....................................... 2,240,000     182,308
    Tonly Electronics Holdings, Ltd..................................    31,200      23,381
#   Top Spring International Holdings, Ltd...........................   107,600      22,063
*   Tou Rong Chang Fu Group, Ltd.....................................   856,000       9,668
    Towngas China Co., Ltd...........................................   252,250     194,454
    TPV Technology, Ltd..............................................   292,000     142,841
    TravelSky Technology, Ltd., Class H..............................   173,471     395,419
    Trigiant Group, Ltd..............................................   360,000      62,792
    Trip.com Group Ltd...............................................    58,874   1,942,253
*   Truly International Holdings, Ltd................................   608,000      78,774
#   Tsaker Chemical Group, Ltd.......................................    17,500       3,655
    Tsingtao Brewery Co., Ltd., Class H..............................    74,000     428,831
*   Tuniu Corp., Sponsored ADR.......................................    11,956      35,868
    Uni-President China Holdings, Ltd................................   752,400     777,177
#*  United Energy Group, Ltd......................................... 5,022,000   1,016,636
    Vinda International Holdings, Ltd................................   134,000     252,576
*   Vipshop Holdings, Ltd., ADR......................................   140,389   1,620,089
    Wanguo International Mining Group, Ltd...........................    38,000       9,306
    Want Want China Holdings, Ltd.................................... 2,098,000   1,767,374
    Wasion Holdings, Ltd.............................................   250,000     123,850
#*  Weibo Corp., Sponsored ADR.......................................     5,779     284,269
    Weichai Power Co., Ltd., Class H................................. 1,186,880   1,868,172
    West China Cement, Ltd........................................... 1,698,000     272,078
#   Wisdom Education International Holdings Co., Ltd.................   302,000     129,462
    Wison Engineering Services Co., Ltd..............................    88,000      10,087
    Xiabuxiabu Catering Management China Holdings Co., Ltd...........   307,500     410,185
    Xiamen International Port Co., Ltd., Class H.....................   500,000      70,102
    Xingda International Holdings, Ltd...............................   472,332     131,635
    Xingfa Aluminium Holdings, Ltd...................................    48,000      49,601
    Xinghua Port Holdings, Ltd.......................................    53,750       7,258
    Xinjiang Goldwind Science & Technology Co., Ltd., Class H........   344,753     411,155
    Xinyi Solar Holdings, Ltd........................................ 2,109,046   1,191,687
    Xinyuan Real Estate Co., Ltd., ADR...............................    23,488      85,966
    Xtep International Holdings, Ltd.................................   325,192     188,809
#   Yadea Group Holdings, Ltd........................................   606,000     131,352
*   Yanchang Petroleum International, Ltd............................ 1,360,000       9,009
    Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co., Class H...    92,500     145,339

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
CHINA -- (Continued)
    Yanzhou Coal Mining Co., Ltd., Class H........................... 1,322,000 $  1,341,265
    Yashili International Holdings, Ltd..............................   482,000       52,385
    Yeebo International Holdings, Ltd................................   106,000       16,476
#   YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H.........    61,600      377,842
*   Yida China Holdings, Ltd.........................................   110,000       28,094
    Yihai International Holding, Ltd.................................   213,000    1,448,558
    Yip's Chemical Holdings, Ltd.....................................    96,000       28,501
#*  Yiren Digital, Ltd., ADR.........................................     8,553       55,338
#*  Youyuan International Holdings, Ltd..............................   259,510        8,611
    Yuexiu Property Co., Ltd......................................... 3,891,720      857,199
    Yuexiu Transport Infrastructure, Ltd.............................   172,639      159,374
    Yum China Holdings, Inc..........................................    35,683    1,516,527
    Yunnan Water Investment Co., Ltd., Class H.......................   140,000       31,054
    Yuzhou Properties Co., Ltd....................................... 1,157,450      488,932
*   YY, Inc., ADR....................................................    20,420    1,160,673
#   Zhaojin Mining Industry Co., Ltd., Class H.......................   105,000      117,430
    Zhejiang Expressway Co., Ltd., Class H...........................   416,000      340,650
*   Zhong An Group, Ltd.............................................. 1,486,000       44,686
    Zhongsheng Group Holdings, Ltd...................................   354,500    1,175,244
#   Zhongyu Gas Holdings, Ltd........................................   213,666      206,999
    Zhou Hei Ya International Holdings Co., Ltd......................   357,000      179,563
#*  Zhuguang Holdings Group Co., Ltd.................................   234,000       31,942
    Zhuhai Holdings Investment Group, Ltd............................   304,000       37,952
    Zhuzhou CRRC Times Electric Co., Ltd., Class H...................    82,400      305,751
    Zijin Mining Group Co., Ltd., Class H............................ 3,117,000    1,079,697
    Zoomlion Heavy Industry Science and Technology Co., Ltd.,
       Class H.......................................................   566,000      415,499
    ZTO Express Cayman, Inc., ADR....................................    21,805      479,710
                                                                                ------------
TOTAL CHINA..........................................................            305,039,086
                                                                                ------------
COLOMBIA -- (0.1%)
    Almacenes Exito SA...............................................    90,627      479,948
    Banco de Bogota SA...............................................     4,740      122,034
    Bancolombia SA, Sponsored ADR....................................     5,279      273,875
    Bancolombia SA...................................................    17,822      216,711
    Celsia SA ESP....................................................    89,300      114,927
    Cementos Argos SA................................................    70,695      159,587
*   CEMEX Latam Holdings SA..........................................    37,434       50,392
*   Corp. Financiera Colombiana SA...................................    17,502      150,682
#   Ecopetrol SA, Sponsored ADR......................................    10,314      188,230
    Ecopetrol SA.....................................................   356,765      320,877
*   Empresa de Telecomunicaciones de Bogota..........................    40,000        2,840
    Grupo Argos SA...................................................    70,922      383,986
    Grupo Aval Acciones y Valores SA, ADR............................     5,281       43,040
    Grupo de Inversiones Suramericana SA.............................    30,393      307,527
*   Grupo Energia Bogota SA ESP......................................    47,042       30,271
    Grupo Nutresa SA.................................................    22,661      171,902
    Interconexion Electrica SA ESP...................................    72,437      417,906
                                                                                ------------
TOTAL COLOMBIA.......................................................              3,434,735
                                                                                ------------
CZECH REPUBLIC -- (0.0%)
    CEZ A.S..........................................................    10,450      238,369
    Komercni banka A.S...............................................     4,174      141,068
    Moneta Money Bank A.S............................................   301,322    1,000,425
    O2 Czech Republic A.S............................................     8,706       82,130
    Philip Morris CR A.S.............................................       100       59,686
                                                                                ------------
TOTAL CZECH REPUBLIC.................................................              1,521,678
                                                                                ------------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
DENMARK -- (1.3%)
*   Agat Ejendomme A.S...............................................  28,962 $    15,467
*   ALK-Abello A.S...................................................   3,265     701,319
    Alm Brand A.S....................................................  39,702     323,398
#   Ambu A.S., Class B...............................................  45,670     717,916
    AP Moller-Maersk A.S., Class A...................................     369     443,260
    AP Moller-Maersk A.S., Class B...................................     640     816,385
#*  Bang & Olufsen A.S...............................................  14,114      82,097
    BankNordik P/F...................................................     590       9,604
*   Bavarian Nordic A.S..............................................  13,068     307,712
    Brodrene Hartmann A.S............................................   1,220      48,626
    Carlsberg A.S., Class B..........................................  13,304   1,873,524
    Chr Hansen Holding A.S...........................................  22,719   1,744,267
    Coloplast A.S., Class B..........................................   6,991     841,688
    Columbus A.S.....................................................  35,018      46,652
    D/S Norden A.S...................................................  14,643     214,193
    Danske Bank A.S..................................................  48,182     688,546
#*  Demant A.S.......................................................  32,505     858,626
    DFDS A.S.........................................................  15,439     608,145
*   Drilling Co. of 1972 A.S.........................................   2,018     113,913
    DSV Panalpina A.S................................................  36,259   3,523,980
    FLSmidth & Co. A.S...............................................  19,629     703,570
*   Genmab A.S.......................................................   5,761   1,258,747
    GN Store Nord A.S................................................  52,868   2,325,820
    H Lundbeck A.S...................................................  23,106     789,546
*   H+H International A.S., Class B..................................   8,326     129,472
#   ISS A.S..........................................................  58,124   1,521,757
    Jeudan A.S.......................................................     527      88,133
*   Jyske Bank A.S...................................................  31,317   1,041,764
    Matas A.S........................................................  17,726     135,872
*   Nilfisk Holding A.S..............................................  14,008     236,790
*   NKT A.S..........................................................  11,345     199,038
    NNIT A.S.........................................................   4,966      71,046
#   Novo Nordisk A.S., Sponsored ADR.................................  20,820   1,149,680
    Novo Nordisk A.S., Class B....................................... 132,667   7,295,185
    Novozymes A.S., Class B..........................................  36,674   1,728,796
    Orsted A.S.......................................................   6,739     591,493
    Pandora A.S......................................................  69,812   3,435,171
    Parken Sport & Entertainment A.S.................................   2,697      40,708
    Per Aarsleff Holding A.S.........................................   9,252     288,747
    Ringkjoebing Landbobank A.S......................................  14,285     986,389
    Rockwool International A.S., Class A.............................     360      67,758
    Rockwool International A.S., Class B.............................   3,041     597,673
    Royal Unibrew A.S................................................  28,321   2,323,432
    RTX A.S..........................................................   3,391      78,737
    Scandinavian Tobacco Group A.S., Class A.........................  24,442     288,827
    Schouw & Co., A.S................................................   6,657     477,691
    SimCorp A.S......................................................  12,571   1,124,825
    Solar A.S., Class B..............................................   2,756     115,702
    Spar Nord Bank A.S...............................................  43,506     424,993
    Sydbank A.S......................................................  35,677     699,853
    Tivoli A.S.......................................................      80       8,190
    Topdanmark A.S...................................................  28,136   1,260,165
*   TORM P.L.C.......................................................   9,940      94,870
    Tryg A.S.........................................................  21,611     604,050
    Vestas Wind Systems A.S..........................................  44,257   3,605,520
*   Vestjysk Bank A.S................................................  96,538      53,440
*   Zealand Pharma A.S...............................................   9,863     294,332
                                                                              -----------
TOTAL DENMARK........................................................          50,117,100
                                                                              -----------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E., GDR..................  37,735 $  186,399
    Commercial International Bank Egypt S.A.E., GDR..................  57,748    285,275
                                                                              ----------
TOTAL EGYPT..........................................................            471,674
                                                                              ----------
FINLAND -- (1.3%)
#   Ahlstrom-Munksjo Oyj.............................................  12,664    189,926
    Aktia Bank Oyj...................................................  19,350    188,468
    Alma Media Oyj...................................................  10,852     85,790
    Asiakastieto Group Oyj...........................................     518     16,811
    Aspo Oyj.........................................................   7,381     67,516
    Atria Oyj........................................................   6,165     58,443
#*  BasWare Oyj......................................................   1,070     24,026
#   Bittium Oyj......................................................   5,284     35,731
    Cargotec Oyj, Class B............................................  17,540    615,350
#   Caverion Oyj.....................................................  16,283    121,735
#   Citycon Oyj......................................................  15,792    165,490
    Cramo Oyj........................................................  20,921    221,963
    Elisa Oyj........................................................  40,076  2,189,325
    Finnair Oyj......................................................  32,899    214,851
    Fiskars Oyj Abp..................................................  13,847    185,646
    Fortum Oyj.......................................................  77,300  1,889,028
*   F-Secure Oyj.....................................................  26,205     83,762
*   HKScan Oyj, Class A..............................................  20,409     40,545
    Huhtamaki Oyj....................................................  57,915  2,681,782
    Kemira Oyj.......................................................  57,596    935,630
    Kesko Oyj, Class A...............................................   6,764    416,757
    Kesko Oyj, Class B...............................................  24,752  1,649,177
    Kone Oyj, Class B................................................  22,183  1,412,520
    Konecranes Oyj...................................................  28,082    867,239
    Lassila & Tikanoja Oyj...........................................  16,264    262,444
#   Metsa Board Oyj..................................................  94,015    623,011
#   Metso Oyj........................................................  60,875  2,304,532
    Neste Oyj........................................................ 152,754  5,519,377
    Nokia Oyj........................................................ 116,148    426,380
    Nokia Oyj........................................................ 150,663    553,633
    Nokian Renkaat Oyj...............................................  63,102  1,803,401
    Nordea Bank Abp.................................................. 291,852  2,136,162
    Nordea Bank Abp..................................................   5,106     37,370
    Olvi Oyj, Class A................................................   6,636    281,890
    Oriola Oyj, Class B..............................................  72,809    167,482
    Orion Oyj, Class A...............................................   9,151    402,544
    Orion Oyj, Class B...............................................  36,756  1,630,665
#   Outokumpu Oyj.................................................... 158,239    449,621
*   Outotec Oyj......................................................  35,571    229,262
    Ponsse Oyj.......................................................   3,963    123,622
    Raisio Oyj, Class V..............................................  45,413    158,446
    Rapala VMC Oyj...................................................   1,596      4,932
    Revenio Group Oyj................................................   8,066    238,080
    Sampo Oyj, Class A...............................................  51,062  2,092,513
    Sanoma Oyj.......................................................  47,701    499,087
*   SRV Group Oyj....................................................   3,551      5,188
#*  Stockmann Oyj Abp, Class B.......................................  14,423     34,723
    Stora Enso Oyj, Sponsored ADR....................................   1,800     23,310
    Stora Enso Oyj, Class R.......................................... 243,917  3,168,901
    Teleste Oyj......................................................   1,219      7,917
    Tieto Oyj........................................................  30,620    871,530
#   Tikkurila Oyj....................................................  15,509    247,546
    Tokmanni Group Corp..............................................  24,997    320,058
    UPM-Kymmene Oyj.................................................. 210,965  6,871,013

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINLAND -- (Continued)
    Uponor Oyj.......................................................  24,735 $   323,561
    Vaisala Oyj, Class A.............................................   5,625     168,590
    Valmet Oyj.......................................................  66,924   1,497,793
    Wartsila Oyj Abp................................................. 119,220   1,259,528
    YIT Oyj..........................................................  72,875     437,701
                                                                              -----------
TOTAL FINLAND........................................................          49,539,324
                                                                              -----------
FRANCE -- (6.0%)
    ABC arbitrage....................................................   5,238      39,136
    Accor SA.........................................................  26,776   1,151,732
    Actia Group......................................................   5,948      26,548
    Aeroports de Paris...............................................   3,235     615,262
*   Air France-KLM................................................... 125,616   1,497,402
    Air Liquide SA...................................................  30,611   4,070,070
    Airbus SE........................................................  50,205   7,202,321
    Akka Technologies................................................   7,898     509,773
#   AKWEL............................................................   7,357     146,097
    Albioma SA.......................................................  15,115     392,320
    Alstom SA........................................................  35,331   1,528,532
    Alten SA.........................................................  16,790   1,846,933
    Altran Technologies SA...........................................  94,678   1,505,284
#*  Amplitude Surgical SAS...........................................   2,916       5,082
    Amundi SA........................................................   9,932     709,813
    Arkema SA........................................................  44,513   4,555,367
    Assystem SA......................................................   3,510     130,361
    Atos SE..........................................................  22,770   1,767,102
    Aubay............................................................   2,443      85,091
    AXA SA, Sponsored ADR............................................   5,414     142,875
    AXA SA........................................................... 171,463   4,538,834
    Axway Software SA................................................   1,805      21,555
#   Bastide le Confort Medical.......................................   2,315      99,212
    Beneteau SA......................................................  18,792     175,507
    Bigben Interactive...............................................   8,107     123,456
    BioMerieux.......................................................  14,309   1,171,693
    BNP Paribas SA................................................... 104,085   5,439,434
    Boiron SA........................................................   3,504     124,449
#   Bollore SA....................................................... 166,884     723,002
#*  Bollore SA.......................................................     970       4,133
    Bonduelle SCA....................................................   8,947     232,535
*   Bourbon Corp.....................................................  12,106      49,619
    Bouygues SA......................................................  87,992   3,732,449
    Bureau Veritas SA................................................  57,278   1,464,401
    Burelle SA.......................................................      26      23,562
    Capgemini SE.....................................................  28,204   3,179,440
    Carrefour SA..................................................... 148,144   2,522,233
#   Casino Guichard Perrachon SA.....................................  22,347   1,206,394
    Catering International Services..................................     977      13,570
*   Cegedim SA.......................................................   2,205      68,237
*   CGG SA........................................................... 323,049     753,082
#   Chargeurs SA.....................................................  11,009     187,018
    Cie de Saint-Gobain.............................................. 112,894   4,597,940
    Cie des Alpes....................................................   6,122     183,309
    Cie Generale des Etablissements Michelin SCA.....................  50,834   6,189,405
    Cie Plastic Omnium SA............................................  34,079     930,918
    CNP Assurances...................................................  32,914     653,318
*   Coface SA........................................................  57,384     627,363
    Credit Agricole SA............................................... 114,991   1,500,442
    Danone SA, Sponsored ADR.........................................     600       9,900
    Danone SA........................................................  49,891   4,133,031

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FRANCE -- (Continued)
    Dassault Aviation SA.............................................      74 $   102,797
    Dassault Systemes SE.............................................   4,673     709,720
    Dassault Systemes SE, Sponsored ADR..............................   1,228     187,135
    Derichebourg SA..................................................  59,500     214,503
    Devoteam SA......................................................   2,730     231,918
    Edenred..........................................................  55,353   2,917,531
    Eiffage SA.......................................................  45,566   4,894,067
    Electricite de France SA......................................... 143,748   1,485,034
#   Elior Group SA...................................................  48,509     628,222
    Elis SA..........................................................  67,200   1,284,764
    Engie SA......................................................... 166,950   2,795,540
    Eramet...........................................................   6,101     305,698
    EssilorLuxottica SA..............................................  11,460   1,749,877
*   Esso SA Francaise................................................   1,602      39,158
#   Etablissements Maurel et Prom SA.................................  14,004      41,179
#   Eurofins Scientific SE...........................................   3,764   1,908,326
    Euronext NV......................................................  21,464   1,731,546
#   Europcar Mobility Group..........................................  60,208     221,115
    Eutelsat Communications SA....................................... 110,664   2,099,287
    Exel Industries, Class A.........................................     538      23,468
    Faurecia SE......................................................  44,559   2,079,486
    Fleury Michon SA.................................................     371      12,419
*   Fnac Darty S.A...................................................  10,006     579,196
*   Fnac Darty SA....................................................   3,486     204,120
    Gaztransport Et Technigaz SA.....................................   8,235     751,348
    Getlink SE....................................................... 105,642   1,769,596
    GL Events........................................................   7,370     193,341
    Groupe Crit......................................................   2,025     150,792
    Groupe Gorge.....................................................   1,866      31,280
    Groupe Open......................................................   1,810      22,482
    Guerbet..........................................................   3,868     216,751
#   Haulotte Group SA................................................   3,630      19,847
    Hermes International.............................................   2,632   1,895,967
    HEXAOM...........................................................   1,444      54,301
*   ID Logistics Group...............................................     971     185,638
    Iliad SA.........................................................  13,235   1,371,614
    Imerys SA........................................................  14,893     575,297
    Ingenico Group SA................................................  32,079   3,430,241
    Ipsen SA.........................................................   5,548     591,348
    IPSOS............................................................  17,638     531,520
    Jacquet Metal Service SA.........................................   7,553     128,543
    JCDecaux SA......................................................  23,861     652,252
    Kaufman & Broad SA...............................................  13,978     533,252
#   Kering SA........................................................   6,217   3,537,450
    Korian SA........................................................  28,488   1,208,089
    Lagardere SCA....................................................  73,302   1,637,974
*   Latecoere SACA...................................................  35,844     153,660
    Laurent-Perrier..................................................     664      65,865
    Le Belier........................................................   1,492      42,910
    Lectra...........................................................   9,871     231,116
    Legrand SA.......................................................  32,156   2,512,155
    Linedata Services................................................   2,241      64,495
    LISI.............................................................  11,986     421,308
    LNA Sante SA.....................................................   2,102     110,963
    L'Oreal SA.......................................................   9,247   2,700,694
    LVMH Moet Hennessy Louis Vuitton SE..............................  24,347  10,397,523
    Maisons du Monde SA..............................................  14,787     204,629
    Manitou BF SA....................................................   3,963      80,981
    Manutan International............................................     734      50,877

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
FRANCE -- (Continued)
    Mersen SA........................................................   7,318 $  238,250
    Metropole Television SA..........................................  17,775    312,706
*   MGI Digital Graphic Technology...................................     340     18,682
    Natixis SA....................................................... 177,646    816,163
    Nexans SA........................................................  22,968    934,617
    Nexity SA........................................................  24,700  1,278,428
#*  Nicox............................................................   4,348     21,725
    NRJ Group........................................................   8,607     58,942
    Oeneo SA.........................................................  11,406    129,562
*   OL Groupe SA.....................................................   2,387      8,282
#*  Onxeo SA.........................................................  18,755     11,095
    Orange SA, Sponsored ADR.........................................  26,020    418,402
    Orange SA........................................................ 418,276  6,731,939
    Orpea............................................................  12,466  1,501,444
    Pernod Ricard SA.................................................   3,559    657,465
    Peugeot SA....................................................... 246,391  6,240,126
*   Pierre & Vacances SA.............................................   2,468     40,846
#   Plastivaloire....................................................   6,808     46,058
    PSB Industries SA................................................     356      8,063
    Publicis Groupe SA, ADR..........................................   1,600     17,184
    Publicis Groupe SA...............................................  55,957  2,408,307
    Quadient.........................................................  17,196    368,274
#   Rallye SA........................................................  13,551    126,225
#*  Recylex SA.......................................................   4,505     18,024
#   Remy Cointreau SA................................................   1,691    226,294
    Renault SA.......................................................  39,257  2,004,420
    Rexel SA......................................................... 138,509  1,717,166
    Robertet SA......................................................     133    120,167
    Rothschild & Co..................................................   4,907    138,005
    Rubis SCA........................................................  24,023  1,393,037
    Safran SA........................................................  20,793  3,293,401
    Sanofi, ADR......................................................  14,072    648,438
    Sanofi...........................................................  41,111  3,789,902
    Sartorius Stedim Biotech.........................................   6,240    934,823
    Savencia SA......................................................   2,171    144,159
    Schneider Electric SE............................................  42,659  3,964,743
    Schneider Electric SE............................................   1,443    134,945
    SCOR SE..........................................................  51,950  2,191,206
    SEB SA...........................................................   9,458  1,437,172
    Seche Environnement SA...........................................   1,112     42,173
    SES SA........................................................... 158,557  3,073,612
    Societe BIC SA...................................................  12,846    892,199
    Societe Generale SA..............................................  99,471  2,828,846
#   Societe Marseillaise du Tunnel Prado-Carenage SA.................   1,473     29,024
    Societe pour l'Informatique Industrielle.........................   1,100     29,205
    Sodexo SA........................................................  15,238  1,676,815
*   SOITEC...........................................................   6,409    706,919
#*  Solocal Group.................................................... 184,554    144,446
    Somfy SA.........................................................   3,079    285,068
    Sopra Steria Group...............................................   7,385  1,013,816
    SPIE SA..........................................................  49,105  1,036,383
    Stef SA..........................................................   2,220    215,682
    STMicroelectronics NV............................................ 184,506  4,187,606
#   STMicroelectronics NV............................................  42,213    957,391
    Suez.............................................................  50,665    790,249
    Sword Group......................................................   1,720     58,720
    Synergie SA......................................................   6,848    194,452
    Tarkett SA.......................................................  19,701    320,818
#*  Technicolor SA................................................... 109,923     91,971

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
FRANCE -- (Continued)
    Teleperformance..................................................  19,032 $  4,318,045
    Television Francaise 1...........................................  46,092      386,794
    Thales SA........................................................  13,781    1,347,225
#   Thermador Groupe.................................................   2,169      134,171
    Total Gabon......................................................     219       31,772
    Total SA......................................................... 319,880   16,911,478
    TOTAL SA, Sponsored ADR..........................................   5,654      297,579
    Trigano SA.......................................................   3,741      337,393
*   Ubisoft Entertainment SA.........................................  39,703    2,346,417
    Union Financiere de France BQE SA................................   1,915       44,058
#   Valeo SA.........................................................  46,079    1,716,014
#*  Vallourec SA..................................................... 147,735      358,848
*   Valneva SE.......................................................   7,258       20,320
    Veolia Environnement SA, ADR.....................................  13,366      352,194
    Veolia Environnement SA..........................................  39,060    1,028,206
    Vetoquinol SA....................................................     738       48,093
    Vicat SA.........................................................   9,130      387,153
    VIEL & Cie SA....................................................  11,323       60,490
    Vilmorin & Cie SA................................................   3,102      169,644
    Vinci SA.........................................................  59,854    6,715,393
*   Virbac SA........................................................   1,348      328,729
    Vivendi SA.......................................................  30,617      852,613
    Vranken-Pommery Monopole SA......................................     954       23,096
*   Worldline SA.....................................................  16,432      999,842
                                                                              ------------
TOTAL FRANCE.........................................................          237,918,396
                                                                              ------------
GERMANY -- (5.1%)
    1&1 Drillisch AG.................................................  18,382      492,322
    7C Solarparken AG................................................   6,216       23,994
    Aareal Bank AG...................................................  32,085    1,077,148
    Adidas AG........................................................  16,545    5,114,502
*   Adler Modemaerkte AG.............................................   2,793       10,610
*   ADLER Real Estate AG.............................................   2,824       32,553
    ADO Properties SA................................................   8,788      358,441
*   ADVA Optical Networking SE.......................................  27,653      195,127
    All for One Group AG.............................................     326       16,439
    Allgeier SE......................................................   1,637       43,198
    Allianz SE, Sponsored ADR........................................  35,377      863,553
    Allianz SE.......................................................  21,470    5,243,458
    Amadeus Fire AG..................................................   2,244      282,679
    Atoss Software AG................................................     583       87,673
    Aurubis AG.......................................................  21,241    1,044,346
*   Axel Springer SE.................................................  19,671    1,376,788
    BASF SE.......................................................... 133,724   10,165,592
    Basler AG........................................................   1,425       73,341
    Bauer AG.........................................................   5,636       89,734
    Bayer AG.........................................................  52,186    4,048,390
    Bayerische Motoren Werke AG......................................  73,155    5,601,821
    BayWa AG.........................................................   6,697      195,915
    Bechtle AG.......................................................  15,434    1,671,419
    Beiersdorf AG....................................................   4,961      586,933
    Bertrandt AG.....................................................   3,201      159,879
    bet-at-home.com AG...............................................   1,125       59,897
    Bijou Brigitte AG................................................   1,389       70,670
    Bilfinger SE.....................................................  17,202      574,211
    Borussia Dortmund GmbH & Co. KGaA................................  62,002      586,396
    Brenntag AG......................................................  47,648    2,388,129
    CANCOM SE........................................................  23,673    1,266,076
    Carl Zeiss Meditec AG............................................   4,631      504,798

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                 SHARES    VALUE>>
                                                                 ------- -----------
GERMANY -- (Continued)
*   CECONOMY AG.................................................  98,205 $   494,188
    CENIT AG....................................................   4,236      57,459
    CENTROTEC Sustainable AG....................................   1,307      22,965
    Cewe Stiftung & Co. KGAA....................................   4,034     387,984
    comdirect bank AG...........................................   4,284      64,591
    Commerzbank AG.............................................. 320,160   1,915,755
    CompuGroup Medical SE.......................................   8,544     547,394
    Continental AG..............................................  34,740   4,653,103
#   Corestate Capital Holding SA................................   6,377     237,808
    Covestro AG.................................................  71,202   3,419,256
    CropEnergies AG.............................................  12,477      97,316
    CTS Eventim AG & Co. KGaA...................................  20,387   1,234,758
    Daimler AG.................................................. 200,918  11,718,088
    Data Modul AG Produktion Und Vertrieb Von Elektronischen
      Systemen..................................................     208      11,314
    Deutsche Bank AG............................................   3,370      24,438
    Deutsche Bank AG............................................ 321,111   2,328,055
    Deutsche Boerse AG..........................................  19,604   3,035,868
    Deutsche Lufthansa AG....................................... 114,800   1,988,702
    Deutsche Pfandbriefbank AG..................................  66,660     910,997
    Deutsche Post AG............................................ 114,278   4,048,302
    Deutsche Telekom AG, Sponsored ADR.......................... 104,159   1,832,157
    Deutsche Telekom AG......................................... 519,957   9,148,934
    Deutsche Wohnen SE..........................................  38,655   1,457,375
    Deutz AG....................................................  87,265     485,513
*   Dialog Semiconductor P.L.C..................................  33,381   1,501,487
    DIC Asset AG................................................  17,469     243,671
    DMG Mori AG.................................................   7,777     368,447
    Dr Hoenle AG................................................   1,671      86,763
    Draegerwerk AG & Co. KGaA...................................   1,428      59,817
    Duerr AG....................................................  32,270     952,080
    E.ON SE..................................................... 507,298   5,115,829
    Eckert & Ziegler Strahlen- und Medizintechnik AG............   1,137     199,287
    EDAG Engineering Group AG...................................   5,318      65,904
    Elmos Semiconductor AG......................................   7,196     201,688
*   ElringKlinger AG............................................  14,246     105,314
    Energiekontor AG............................................   3,966      86,618
    Evonik Industries AG........................................  49,194   1,296,456
*   Evotec SE...................................................  36,322     831,980
    Fielmann AG.................................................   8,977     692,322
    First Sensor AG.............................................   1,547      60,108
    Francotyp-Postalia Holding AG, Class A......................   6,658      26,547
    Fraport AG Frankfurt Airport Services Worldwide.............  15,282   1,277,310
    Freenet AG..................................................  73,647   1,635,534
    Fresenius Medical Care AG & Co. KGaA........................  56,515   4,079,230
    Fresenius SE & Co. KGaA.....................................  56,018   2,949,642
    Fuchs Petrolub SE...........................................   9,594     386,429
    GEA Group AG................................................  55,536   1,696,172
    Gerresheimer AG.............................................  19,577   1,578,789
    Gesco AG....................................................   3,607      76,131
    GFT Technologies SE.........................................  11,646     102,445
    Grammer AG..................................................     641      22,642
    Grand City Properties SA....................................  28,574     668,956
    GRENKE AG...................................................   1,784     168,709
*   H&R GmbH & Co. KGaA.........................................   7,950      48,538
    Hamburger Hafen und Logistik AG.............................  19,327     500,704
    Hannover Rueck SE...........................................  10,482   1,857,450
    Hapag-Lloyd AG..............................................  10,145     736,984
    HeidelbergCement AG.........................................  23,068   1,710,216
*   Heidelberger Druckmaschinen AG.............................. 199,929     259,453

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
GERMANY -- (Continued)
    Hella GmbH & Co KGaA.............................................  23,981 $1,166,528
    Henkel AG & Co. KGaA.............................................   4,628    445,296
    Highlight Communications AG......................................   2,399     11,052
    Hochtief AG......................................................   5,911    738,537
    HolidayCheck Group AG............................................  13,428     36,660
    Hornbach Baumarkt AG.............................................   3,936     83,578
    Hornbach Holding AG & Co. KGaA...................................   2,593    156,690
    Hugo Boss AG.....................................................  23,845  1,005,365
    Indus Holding AG.................................................  10,309    392,885
    Infineon Technologies AG......................................... 125,498  2,430,742
    Infineon Technologies AG, ADR....................................  36,257    702,298
    Isra Vision AG...................................................   4,635    219,230
    IVU Traffic Technologies AG......................................   3,202     39,163
    Jenoptik AG......................................................  14,267    424,230
    K+S AG........................................................... 105,450  1,497,388
    KION Group AG....................................................  33,749  2,245,582
    Kloeckner & Co. SE...............................................  38,611    222,572
    Koenig & Bauer AG................................................   7,720    255,120
    Krones AG........................................................   4,409    288,050
    KSB SE & Co. KGaA................................................      38     12,104
    KWS Saat SE & Co., KGaA..........................................   3,610    242,674
    Lanxess AG.......................................................  47,341  3,076,180
    LEG Immobilien AG................................................  17,625  2,024,475
    Leifheit AG......................................................   3,186     75,863
*   Leoni AG.........................................................  20,855    247,042
*   LPKF Laser & Electronics AG......................................   3,068     47,579
*   Manz AG..........................................................   1,394     29,820
*   Medigene AG......................................................   1,703     10,857
    Merck KGaA.......................................................   5,059    603,369
    METRO AG......................................................... 100,184  1,635,944
    MLP SE...........................................................  29,188    149,082
    MTU Aero Engines AG..............................................  18,748  5,013,797
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........  14,822  4,118,138
    Nemetschek SE....................................................  20,442  1,043,000
    New Work SE......................................................   1,082    340,852
    Nexus AG.........................................................   1,365     48,325
*   Nordex SE........................................................  23,496    306,759
    Norma Group SE...................................................  24,056    883,098
    OHB SE...........................................................   3,082    122,181
    OSRAM Licht AG...................................................  32,255  1,443,888
    Paragon GmbH & Co. KGaA..........................................     720      9,344
    Patrizia AG......................................................  15,994    328,625
    Pfeiffer Vacuum Technology AG....................................   4,499    704,617
    PNE AG...........................................................  35,221    156,279
    Progress-Werk Oberkirch AG.......................................   1,010     27,471
    ProSiebenSat.1 Media SE..........................................  57,703    852,084
    PSI Software AG..................................................   1,178     25,038
    Puma SE..........................................................  12,760    960,036
    Puma SE..........................................................   1,980    148,949
*   QIAGEN NV........................................................  11,521    346,540
    QSC AG...........................................................  69,244     95,593
*   R Stahl AG.......................................................     845     25,100
    Rational AG......................................................     800    608,683
    Rheinmetall AG...................................................  26,789  3,230,930
    RHOEN-KLINIKUM AG................................................   6,612    136,189
    RIB Software SE..................................................   7,397    192,208
    RTL Group SA.....................................................  15,932    809,922
    RWE AG...........................................................  34,205  1,042,379
#   S&T AG...........................................................  16,765    357,532

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
GERMANY -- (Continued)
    SAF-Holland SA...................................................  26,601 $    187,811
    Salzgitter AG....................................................  17,700      320,955
    SAP SE, Sponsored ADR............................................   9,200    1,219,736
    SAP SE...........................................................  17,271    2,288,432
*   Schaltbau Holding AG.............................................   2,053       69,659
    Schloss Wachenheim AG............................................     321        6,045
    Scout24 AG.......................................................   7,410      459,319
    Secunet Security Networks AG.....................................     423       54,822
*   Shop Apotheke Europe NV..........................................   1,009       44,010
    Siemens AG.......................................................  35,072    4,047,308
    Siltronic AG.....................................................  14,161    1,348,684
    Sixt Leasing SE..................................................   6,611       82,468
    Sixt SE..........................................................   8,157      797,684
*   SMA Solar Technology AG..........................................   2,407       75,260
*   SMT Scharf AG....................................................   1,160       11,963
    Software AG......................................................  15,798      502,550
    Stabilus SA......................................................   6,680      375,026
    STRATEC SE.......................................................     989       74,715
    Stroeer SE & Co. KGaA............................................   9,941      800,930
    Suedzucker AG....................................................  39,365      566,494
*   SUESS MicroTec SE................................................   7,109       78,560
    Surteco Group SE.................................................   3,313       72,689
    Symrise AG.......................................................  17,987    1,728,673
    TAG Immobilien AG................................................  43,943    1,067,890
    Takkt AG.........................................................  16,123      191,762
*   Talanx AG........................................................  13,719      632,287
    Technotrans SE...................................................   2,947       55,808
*   Tele Columbus AG.................................................   1,021        2,403
    Telefonica Deutschland Holding AG................................ 410,891    1,304,916
    Thyssenkrupp AG..................................................  31,780      453,201
    TLG Immobilien AG................................................  29,266      858,272
    Traffic Systems SE...............................................   1,003       24,633
    Uniper SE........................................................  44,477    1,386,195
    United Internet AG...............................................  66,481    2,006,952
    VERBIO Vereinigte BioEnergie AG..................................  11,970      120,620
    Volkswagen AG....................................................   8,069    1,525,365
    Vonovia SE.......................................................  31,355    1,669,809
    Vossloh AG.......................................................   3,269      133,863
    Wacker Chemie AG.................................................   8,826      691,441
    Wacker Neuson SE.................................................  14,206      242,540
    Washtec AG.......................................................   4,642      233,272
    Wirecard AG......................................................  10,348    1,309,186
    Wuestenrot & Wuerttembergische AG................................  11,676      238,926
*   Zalando SE.......................................................   3,989      172,951
                                                                              ------------
TOTAL GERMANY........................................................          199,507,601
                                                                              ------------
GREECE -- (0.1%)
    Aegean Airlines SA...............................................   7,070       64,567
*   Alpha Bank AE....................................................   2,364        5,044
    Athens Water Supply & Sewage Co. SA..............................   6,973       61,779
    Bank of Greece...................................................   2,794       43,944
*   Ellaktor SA......................................................  27,611       56,679
*   FF Group.........................................................   3,954        8,976
    Fourlis Holdings SA..............................................   8,683       52,315
*   GEK Terna Holding Real Estate Construction SA....................  10,261       77,785
    Hellenic Exchanges - Athens Stock Exchange SA....................  18,545       93,047
    Hellenic Petroleum SA............................................  16,443      156,299
    Hellenic Telecommunications Organization SA......................  24,316      368,786
    Holding Co. ADMIE IPTO SA........................................  13,423       31,972

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
GREECE -- (Continued)
*   Intralot SA-Integrated Lottery Systems & Services................    32,611 $   16,091
    JUMBO SA.........................................................    19,703    383,862
*   LAMDA Development SA.............................................     9,715     77,342
*   Marfin Investment Group Holdings SA..............................   175,597     20,925
    Motor Oil Hellas Corinth Refineries SA...........................    13,959    345,237
    Mytilineos SA....................................................    23,447    256,963
*   National Bank of Greece SA.......................................    37,403    126,847
    OPAP SA..........................................................    18,832    204,806
*   Piraeus Bank SA..................................................    59,902    208,931
    Piraeus Port Authority SA........................................     2,736     70,091
*   Public Power Corp. SA............................................    13,423     47,467
    Sarantis SA......................................................     4,694     41,493
    Terna Energy SA..................................................     9,557     77,921
*   Titan Cement International SA....................................    10,553    222,469
                                                                                ----------
TOTAL GREECE.........................................................            3,121,638
                                                                                ----------
HONG KONG -- (2.1%)
#   Agritrade Resources, Ltd......................................... 1,445,000    123,611
    AIA Group, Ltd...................................................   829,400  8,259,346
    Allied Properties HK, Ltd........................................   668,000    131,118
*   Applied Development Holdings, Ltd................................   310,000      7,860
    Asia Financial Holdings, Ltd.....................................    72,000     38,354
    ASM Pacific Technology, Ltd......................................   168,600  2,354,133
#   Associated International Hotels, Ltd.............................    38,000     97,026
    Bank of East Asia, Ltd. (The)....................................   256,480    617,835
*   Bison Finance Group, Ltd.........................................    84,000     11,237
    BOC Aviation, Ltd................................................   103,600    973,312
    BOC Hong Kong Holdings, Ltd......................................   517,500  1,777,935
    BOCOM International Holdings Co., Ltd............................   114,000     18,448
#   BOE Varitronix, Ltd..............................................   183,000     51,178
*   Bonjour Holdings, Ltd............................................   737,000      9,055
    Bright Smart Securities & Commodities Group, Ltd.................   362,000     59,858
*   Brightoil Petroleum Holdings, Ltd................................ 1,089,000    208,462
*   Brockman Mining, Ltd.............................................   896,780     14,046
    Build King Holdings, Ltd.........................................   300,000     34,426
*   Burwill Holdings, Ltd............................................ 1,710,000     15,494
    Cafe de Coral Holdings, Ltd......................................   176,000    480,233
    Camsing International Holding, Ltd...............................    34,000      5,033
#   Cathay Pacific Airways, Ltd......................................   260,000    332,163
    Century City International Holdings, Ltd.........................   596,000     43,282
    Cheuk Nang Holdings, Ltd.........................................    22,259     10,830
    Chevalier International Holdings, Ltd............................    34,349     48,660
*   China Baoli Technologies Holdings, Ltd...........................   177,500      2,243
*   China Display Optoelectronics Technology Holdings, Ltd...........   360,000     25,616
*   China Energy Development Holdings, Ltd........................... 3,908,000     94,512
#   China New Higher Education Group, Ltd............................   275,000    111,571
*   Chinlink International Holdings, Ltd.............................   130,000     14,735
    Chong Hing Bank, Ltd.............................................    29,000     49,894
    Chow Sang Sang Holdings International, Ltd.......................   158,000    184,377
    Chow Tai Fook Jewellery Group, Ltd...............................   235,800    212,011
    Chuang's Consortium International, Ltd...........................   484,000     94,376
    CITIC Telecom International Holdings, Ltd........................   910,000    345,419
    CK Asset Holdings, Ltd...........................................   289,260  2,012,587
    CK Hutchison Holdings, Ltd.......................................   408,760  3,774,112
    CK Infrastructure Holdings, Ltd..................................    90,500    651,304
#   CK Life Sciences Intl Holdings, Inc.............................. 1,286,000     58,138
    CLP Holdings, Ltd................................................   137,500  1,427,995
    CNQC International Holdings, Ltd.................................   457,500     68,906
#*  Common Splendor International Health Industry Group, Ltd.........   352,000     25,134

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
    Convenience Retail Asia, Ltd.....................................    40,000 $   19,236
#*  Cosmopolitan International Holdings, Ltd.........................   228,000     31,430
    Cowell e Holdings, Inc...........................................   882,000    137,827
    Crocodile Garments...............................................   177,000     12,213
    CSI Properties, Ltd.............................................. 2,750,000     98,120
*   CW Group Holdings, Ltd...........................................   210,000      1,160
    Dah Sing Banking Group, Ltd......................................   233,196    301,475
    Dah Sing Financial Holdings, Ltd.................................    84,300    313,686
    Eagle Nice International Holdings, Ltd...........................   118,000     46,622
    Emperor Capital Group, Ltd.......................................    12,000        339
    Emperor International Holdings, Ltd..............................   723,333    161,255
*   Energy International Investments Holdings, Ltd...................   400,000      9,344
#*  Esprit Holdings, Ltd............................................. 1,222,382    233,695
#   Fairwood Holdings, Ltd...........................................    21,000     55,299
    Far East Consortium International, Ltd...........................   760,692    321,777
#*  FIH Mobile, Ltd.................................................. 2,673,000    380,649
    First Pacific Co., Ltd........................................... 1,328,400    508,197
*   First Shanghai Investments, Ltd.................................. 1,168,000     55,702
    Fountain SET Holdings, Ltd....................................... 1,024,000    164,578
    Galaxy Entertainment Group, Ltd..................................   223,000  1,535,497
    Get Nice Financial Group, Ltd....................................    80,525      7,999
    Get Nice Holdings, Ltd........................................... 7,779,000    233,024
    Giordano International, Ltd......................................   894,000    283,792
#   Global Brands Group Holding, Ltd.................................   241,599     16,631
*   Glory Sun Land Group, Ltd........................................   227,000     24,624
    Gold Peak Industries Holdings, Ltd...............................   262,000     26,076
#*  Gold-Finance Holdings, Ltd.......................................    62,000        427
#*  Goodbaby International Holdings, Ltd.............................   373,000     54,298
    Great Eagle Holdings, Ltd........................................    28,000     94,613
#*  Great Harvest Maeta Group Holdings, Ltd..........................   127,500     24,234
#   Guotai Junan International Holdings, Ltd......................... 1,580,000    265,293
#   Haitong International Securities Group, Ltd...................... 1,310,724    380,043
    Hang Lung Group, Ltd.............................................   261,000    653,709
    Hang Lung Properties, Ltd........................................   359,000    789,154
    Hang Seng Bank, Ltd..............................................   106,900  2,230,478
    Hanison Construction Holdings, Ltd...............................   215,208     30,754
    Harbour Centre Development, Ltd..................................    21,000     33,965
    Henderson Land Development Co., Ltd..............................   177,486    886,468
    HK Electric Investments & HK Electric Investments, Ltd...........   358,500    357,845
    HKBN, Ltd........................................................   237,000    422,973
#   HKR International, Ltd...........................................   404,560    168,106
    HKT Trust & HKT, Ltd............................................. 1,172,000  1,823,233
    Hon Kwok Land Investment Co., Ltd................................    20,000      8,366
    Hong Kong & China Gas Co., Ltd...................................   481,223    934,006
    Hong Kong Exchanges & Clearing, Ltd..............................   106,126  3,306,253
#*  Hong Kong Finance Investment Holding Group, Ltd..................   272,000     29,146
#*  Hong Kong Television Network, Ltd................................    96,000     36,056
#   Hongkong & Shanghai Hotels, Ltd. (The)...........................   233,307    262,712
#   Honma Golf, Ltd..................................................    12,500     11,237
#*  Hsin Chong Group Holdings, Ltd...................................   876,000     39,127
*   Huan Yue Interactive Holdings, Ltd...............................    89,000      5,793
    Hysan Development Co., Ltd.......................................   103,000    405,948
*   I-CABLE Communications, Ltd......................................   752,776      6,713
    IGG, Inc.........................................................   395,000    258,127
    International Housewares Retail Co., Ltd.........................   153,000     35,689
*   IPE Group, Ltd...................................................   140,000     13,826
#*  IRC, Ltd......................................................... 2,236,000     33,218
    IT, Ltd..........................................................   312,000     83,465
#   ITC Properties Group, Ltd........................................   186,285     34,899

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
    Jacobson Pharma Corp., Ltd.......................................   140,000 $   21,046
    Johnson Electric Holdings, Ltd...................................   202,125    369,099
    Karrie International Holdings, Ltd...............................   232,000     32,791
    Kerry Logistics Network, Ltd.....................................   231,250    368,969
    Kerry Properties, Ltd............................................   240,500    777,696
    Kingston Financial Group, Ltd.................................... 1,205,000    182,596
    Kowloon Development Co., Ltd.....................................   162,000    204,099
*   Kwan On Holdings, Ltd............................................    70,000      3,931
#   Lai Sun Development Co., Ltd.....................................   131,380    157,268
*   Landing International Development, Ltd...........................   451,200     51,134
#*  Leyou Technologies Holdings, Ltd................................. 1,140,000    377,247
    Li & Fung, Ltd................................................... 3,382,000    369,858
    Lifestyle International Holdings, Ltd............................   202,000    212,629
    Liu Chong Hing Investment, Ltd...................................    88,000    120,670
    L'Occitane International SA......................................   255,000    574,079
#   Luk Fook Holdings International, Ltd.............................   192,000    509,973
    Lung Kee Bermuda Holdings........................................    68,000     22,537
*   Macau Legend Development, Ltd.................................... 1,025,000    112,369
    Magnificent Hotel Investment, Ltd................................   500,000     10,843
#   Man Wah Holdings, Ltd............................................   962,000    655,215
    Master Glory Group, Ltd..........................................   211,687      7,024
*   Maxnerva Technology Services, Ltd................................   154,000      9,833
    Melco International Development, Ltd.............................   433,000  1,147,600
    Melco Resorts & Entertainment, Ltd., ADR.........................    11,953    257,468
#   MGM China Holdings, Ltd..........................................   191,200    302,762
#   Microport Scientific Corp........................................    92,529     95,019
*   Midland Holdings, Ltd............................................   148,100     22,998
    Ming Fai International Holdings, Ltd.............................   107,000     11,325
    Miramar Hotel & Investment.......................................    54,000    105,813
    Modern Dental Group, Ltd.........................................    41,000      9,037
    Mongolian Mining Corp............................................   165,850     15,404
    MTR Corp., Ltd...................................................    72,585    416,187
    NagaCorp., Ltd...................................................   996,000  1,809,817
    Nameson Holdings, Ltd............................................   764,000     59,278
    National Electronics Hldgs.......................................    30,800      4,621
*   Neo-Neon Holdings, Ltd...........................................   164,500     11,325
    New World Development Co., Ltd................................... 2,137,408  3,057,424
*   NewOcean Energy Holdings, Ltd....................................   466,000     75,470
#   NOVA Group Holdings, Ltd.........................................   370,000     89,177
    NWS Holdings, Ltd................................................   342,508    509,748
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd............   190,000      7,373
    Pacific Andes International Holdings, Ltd........................ 1,128,607      3,946
#   Pacific Basin Shipping, Ltd...................................... 2,523,000    584,168
    Pacific Textiles Holdings, Ltd...................................   549,000    399,338
    Paliburg Holdings, Ltd...........................................   156,000     51,691
#   Paradise Entertainment, Ltd......................................   132,000     14,802
    PC Partner Group, Ltd............................................    72,000     22,787
#   PCCW, Ltd........................................................ 2,293,511  1,362,150
    Perfect Shape Medical, Ltd.......................................   180,000     65,128
    Pico Far East Holdings, Ltd......................................   396,000    135,065
    Polytec Asset Holdings, Ltd...................................... 2,130,200    263,421
    Power Assets Holdings, Ltd.......................................    96,000    685,069
    Prada SpA........................................................   128,000    440,047
    Public Financial Holdings, Ltd...................................   174,000     67,455
*   PYI Corp., Ltd................................................... 3,002,000     30,634
    Rare Earth Magnesium Technology Group Holdings, Ltd..............   680,000     27,721
*   Realord Group Holdings, Ltd......................................    72,000     44,839
    Regal Hotels International Holdings, Ltd.........................   192,000    108,754
#   Regina Miracle International Holdings, Ltd.......................   104,000     68,236

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
#   Sa Sa International Holdings, Ltd................................   753,703 $  180,423
    Samsonite International SA.......................................   646,200  1,315,768
    Sands China, Ltd.................................................   205,200  1,010,737
    SAS Dragon Holdings, Ltd.........................................   216,000     68,013
    Shangri-La Asia, Ltd.............................................   425,166    436,396
    Shenwan Hongyuan HK, Ltd.........................................   302,500     44,631
    Singamas Container Holdings, Ltd.................................   806,000     90,483
    Sino Land Co., Ltd...............................................   605,994    905,880
    SITC International Holdings Co., Ltd.............................   694,000    764,162
    Sitoy Group Holdings, Ltd........................................   203,000     32,796
    SJM Holdings, Ltd................................................   695,301    742,749
    SmarTone Telecommunications Holdings, Ltd........................   216,586    187,979
    Soundwill Holdings, Ltd..........................................    40,500     49,807
*   South China Holdings Co., Ltd.................................... 1,160,000     25,506
    Stella International Holdings, Ltd...............................   173,500    290,658
#*  Summit Ascent Holdings, Ltd......................................   268,000     41,634
    Sun Hung Kai & Co., Ltd..........................................   386,529    167,077
    Sun Hung Kai Properties, Ltd.....................................   148,088  2,244,023
    SUNeVision Holdings, Ltd.........................................   226,000    167,417
    Swire Pacific, Ltd., Class A.....................................   107,000  1,019,954
    Swire Pacific, Ltd., Class B.....................................   197,500    291,654
    Swire Properties, Ltd............................................    81,200    255,378
    Tai Sang Land Development, Ltd...................................    20,710     12,098
*   Talent Property Group, Ltd....................................... 1,845,000      7,656
    Tao Heung Holdings, Ltd..........................................   144,000     23,491
    Techtronic Industries Co., Ltd...................................   312,500  2,442,190
    Television Broadcasts, Ltd.......................................   123,700    204,040
    Texwinca Holdings, Ltd...........................................   298,000     67,613
    TK Group Holdings, Ltd...........................................   138,000     64,957
#*  TOM Group, Ltd...................................................   162,000     25,716
#   Town Health International Medical Group, Ltd.....................   320,000     28,096
    Tradelink Electronic Commerce, Ltd...............................   268,000     39,319
    Transport International Holdings, Ltd............................   115,976    306,187
*   Trinity, Ltd.....................................................   416,000     12,715
    Tsui Wah Holdings, Ltd...........................................   280,000     16,945
    Union Medical Healthcare, Ltd....................................    35,000     25,868
#   United Laboratories International Holdings, Ltd. (The)...........   332,500    190,897
*   Up Energy Development Group, Ltd.................................   524,000      1,618
*   Value Convergence Holdings, Ltd..................................   140,000      8,387
    Value Partners Group, Ltd........................................   127,954     67,358
    Vantage International Holdings, Ltd..............................   164,000     12,861
    Vedan International Holdings, Ltd................................   152,000     15,150
    Victory City International Holdings, Ltd.........................   507,569     23,268
    Vitasoy International Holdings, Ltd..............................   224,000    910,853
#   VPower Group International Holdings, Ltd.........................    37,000     11,375
#   VSTECS Holdings, Ltd.............................................   349,600    178,159
    VTech Holdings, Ltd..............................................    57,300    502,396
    Wai Kee Holdings, Ltd............................................    26,000     15,836
    WH Group, Ltd.................................................... 2,935,000  3,098,017
#   Wharf Holdings, Ltd. (The).......................................   302,000    685,315
    Wharf Real Estate Investment Co., Ltd............................    91,000    535,237
    Wheelock & Co., Ltd..............................................   138,000    853,475
    Win Hanverky Holdings, Ltd.......................................   316,000     22,161
    Wing On Co. International, Ltd...................................    32,000     92,601
    Wing Tai Properties, Ltd.........................................   102,000     63,695
    Wynn Macau, Ltd..................................................   159,200    345,477
    Xinyi Glass Holdings, Ltd........................................   968,000  1,088,360
    YGM Trading, Ltd.................................................    20,000     14,086

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
HONG KONG -- (Continued)
    Yue Yuen Industrial Holdings, Ltd................................ 367,000 $ 1,034,275
                                                                              -----------
TOTAL HONG KONG......................................................          84,491,162
                                                                              -----------
HUNGARY -- (0.1%)
    Magyar Telekom Telecommunications P.L.C.......................... 155,376     231,628
    MOL Hungarian Oil & Gas P.L.C.................................... 160,932   1,591,497
    OTP Bank P.L.C...................................................  22,504   1,037,815
    Richter Gedeon Nyrt..............................................  31,722     588,043
                                                                              -----------
TOTAL HUNGARY........................................................           3,448,983
                                                                              -----------
INDIA -- (2.9%)
*   3M India, Ltd....................................................     176      55,870
*   5Paisa Capital, Ltd..............................................   5,398      12,772
    Aarti Drugs, Ltd.................................................   4,524      34,245
    Aarti Industries, Ltd............................................  19,458     241,196
*   Aarti Surfactants, Ltd...........................................     973       2,915
    ABB India, Ltd...................................................   1,905      38,894
    Abbott India, Ltd................................................     554      91,449
    ACC, Ltd.........................................................  11,833     262,258
    Adani Enterprises, Ltd...........................................  72,180     200,458
    Adani Gas, Ltd...................................................  72,180     149,379
*   Adani Green Energy, Ltd..........................................  54,928      69,234
    Adani Ports & Special Economic Zone, Ltd......................... 134,881     751,805
*   Adani Power, Ltd................................................. 452,504     420,357
*   Adani Transmissions, Ltd.........................................  90,238     350,707
*   Aditya Birla Capital, Ltd........................................ 121,142     140,244
*   Aditya Birla Fashion and Retail, Ltd.............................  73,294     219,944
    Advanced Enzyme Technologies, Ltd................................  11,772      30,796
    Aegis Logistics, Ltd.............................................  36,650      88,714
    Agro Tech Foods, Ltd.............................................     923       8,351
    AIA Engineering, Ltd.............................................   8,732     211,411
    Ajanta Pharma, Ltd...............................................  14,401     213,002
    Akzo Nobel India, Ltd............................................   3,110      92,330
    Alembic Pharmaceuticals, Ltd.....................................  27,389     212,328
    Alembic, Ltd.....................................................  29,520      21,639
*   Allahabad Bank................................................... 149,428      55,677
    Allcargo Logistics, Ltd..........................................  29,538      43,220
    Amara Raja Batteries, Ltd........................................  17,627     169,994
    Ambuja Cements, Ltd.............................................. 139,161     397,910
*   Amtek Auto, Ltd..................................................  48,317         703
    Anant Raj, Ltd...................................................  49,377      22,144
*   Andhra Bank...................................................... 181,195      45,051
*   Anveshan Heavy Engineering, Ltd..................................   2,260      15,452
    Apar Industries, Ltd.............................................   3,922      29,410
    APL Apollo Tubes, Ltd............................................   2,717      55,748
    Apollo Hospitals Enterprise, Ltd.................................   9,322     195,341
    Apollo Tyres, Ltd................................................ 126,505     338,697
*   Arvind Fashions, Ltd.............................................  12,204      77,873
    Arvind, Ltd......................................................  61,020      43,437
    Asahi India Glass, Ltd...........................................   5,732      16,890
    Ashiana Housing, Ltd.............................................   9,305      12,550
    Ashok Leyland, Ltd............................................... 520,217     562,632
*   Ashoka Buildcon, Ltd.............................................  33,588      48,885
    Asian Paints, Ltd................................................  31,962     814,460
    Astral Polytechnik, Ltd..........................................   6,986     109,811
    AstraZeneca Pharma India, Ltd....................................     535      20,300
    Atul, Ltd........................................................   3,454     208,850
    Aurobindo Pharma, Ltd............................................ 141,654     938,200

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Automotive Axles, Ltd............................................   3,306 $   44,912
    Avanti Feeds, Ltd................................................  19,071    121,646
*   Avenue Supermarts, Ltd...........................................   9,458    265,518
    Axis Bank, Ltd...................................................  64,881    668,361
    Axis Bank, Ltd., GDR.............................................     734     38,095
    Bajaj Auto, Ltd..................................................  11,857    541,602
*   Bajaj Consumet Care, Ltd.........................................  14,240     50,431
    Bajaj Electricals, Ltd...........................................  12,964     69,222
    Bajaj Finance, Ltd...............................................  20,970  1,189,592
    Bajaj Finserv, Ltd...............................................   3,196    366,099
*   Bajaj Hindusthan Sugar, Ltd...................................... 152,226     13,417
    Bajaj Holdings & Investment, Ltd.................................  10,153    521,922
    Balaji Amines, Ltd...............................................   3,847     17,639
    Balkrishna Industries, Ltd.......................................  31,020    386,783
    Balmer Lawrie & Co., Ltd.........................................  18,406     51,266
    Balrampur Chini Mills, Ltd.......................................  66,636    152,936
    Banco Products India, Ltd........................................   7,652     12,578
    Bandhan Bank, Ltd................................................  24,998    215,719
*   Bank of Baroda................................................... 190,220    260,460
*   Bank of Maharashtra.............................................. 113,699     18,959
    BASF India, Ltd..................................................   2,175     30,890
    Bata India, Ltd..................................................  13,096    333,027
    Bayer CropScience, Ltd...........................................     177      9,055
    BEML, Ltd........................................................   5,064     73,450
    Berger Paints India, Ltd.........................................  74,368    543,305
    Bhansali Engineering Polymers, Ltd...............................   9,545      7,345
    BHARAT DYNAMICS LTD..............................................   2,549     11,803
    Bharat Electronics, Ltd.......................................... 236,407    393,341
    Bharat Forge, Ltd................................................  79,600    505,960
    Bharat Heavy Electricals, Ltd.................................... 258,504    206,201
    Bharat Petroleum Corp., Ltd......................................  65,079    481,107
    Bharti Airtel, Ltd............................................... 414,991  2,182,075
    Bharti Infratel, Ltd.............................................  56,897    152,263
    Biocon, Ltd......................................................  30,180    104,274
    Birla Corp., Ltd.................................................   9,430     75,669
*   Birlasoft, Ltd...................................................  62,453     58,928
    Bliss Gvs Pharma, Ltd............................................  17,529     33,815
    Blue Dart Express, Ltd...........................................   1,361     45,670
    Blue Star, Ltd...................................................   7,440     88,346
    Bodal Chemicals, Ltd.............................................  23,330     25,100
    Bombay Dyeing & Manufacturing Co., Ltd...........................  18,839     21,624
*   Borosil Glass Works, Ltd.........................................   6,650     16,494
    Bosch, Ltd.......................................................     476    102,348
    Brigade Enterprises, Ltd.........................................  37,262    108,324
    Britannia Industries, Ltd........................................   8,390    387,077
    Cadila Healthcare, Ltd...........................................  61,268    217,167
    Can Fin Homes, Ltd...............................................  21,581    119,766
*   Canara Bank......................................................  69,649    198,764
    Capacit'e Infraprojects, Ltd.....................................  11,743     35,067
    Caplin Point Laboratories, Ltd...................................   7,571     46,060
    Carborundum Universal, Ltd.......................................  19,475     88,102
    Care Ratings, Ltd................................................  10,581     79,739
    Castrol India, Ltd...............................................  41,833     89,055
    CCL Products India, Ltd..........................................  31,949     93,144
    Ceat, Ltd........................................................   9,652    138,061
    Central Depository Services India, Ltd...........................  10,440     34,371
    Century Plyboards India, Ltd.....................................  29,747     68,113
    Century Textiles & Industries, Ltd...............................  14,491     86,297
    Cera Sanitaryware, Ltd...........................................   2,798    106,428

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
INDIA -- (Continued)
    CESC, Ltd........................................................  16,500 $185,469
*   CG Power and Industrial Solutions, Ltd........................... 155,965   31,841
    Chambal Fertilizers & Chemicals, Ltd.............................  61,351  147,295
*   Chennai Petroleum Corp., Ltd.....................................  11,326   25,208
    Chennai Super Kings Cricket, Ltd.................................  65,357      389
    Cholamandalam Investment and Finance Co., Ltd....................  82,225  353,147
    Cipla, Ltd.......................................................  55,878  371,666
    City Union Bank, Ltd.............................................  73,189  218,719
    Coal India, Ltd..................................................  99,687  292,198
    Cochin Shipyard, Ltd.............................................   6,292   34,646
*   Coffee Day Enterprises, Ltd......................................  11,470    4,933
    Colgate-Palmolive India, Ltd.....................................  15,789  344,568
    Container Corp. Of India, Ltd....................................  41,058  340,042
    Coromandel International, Ltd....................................  47,407  318,197
*   Corp. Bank....................................................... 136,111   31,155
*   Cox & Kings Financial Service, Ltd...............................  12,673       98
    Cox & Kings, Ltd.................................................  38,019      937
    CRISIL, Ltd......................................................   5,279  108,841
    Crompton Greaves Consumer Electricals, Ltd....................... 119,720  430,043
    Cummins India, Ltd...............................................   6,720   51,374
    Cyient, Ltd......................................................   9,584   55,053
    Dabur India, Ltd.................................................  59,064  384,308
    DB Corp., Ltd....................................................  23,005   46,993
    DCB Bank, Ltd....................................................  85,478  217,210
    DCM Shriram, Ltd.................................................  19,899  103,127
    Deepak Fertilisers & Petrochemicals Corp., Ltd...................  13,545   20,292
    Deepak Nitrite, Ltd..............................................   8,967   43,166
    Delta Corp., Ltd.................................................  30,239   88,746
*   Dewan Housing Finance Corp., Ltd.................................  71,561   17,533
    Dhampur Sugar Mills, Ltd.........................................  12,251   37,109
    Dhanuka Agritech, Ltd............................................   4,995   21,465
    Dilip Buildcon, Ltd..............................................  14,499   88,523
    Dish TV India, Ltd............................................... 195,798   34,709
    Dishman Carbogen Amcis, Ltd......................................  31,108   52,555
    Divi's Laboratories, Ltd.........................................  18,309  451,099
    Dixon Technologies India, Ltd....................................   1,078   45,580
    DLF, Ltd......................................................... 167,703  433,716
    Dr Lal PathLabs, Ltd.............................................   4,296   93,081
    Dr Reddy's Laboratories, Ltd., ADR...............................  20,142  788,559
    Dr Reddy's Laboratories, Ltd.....................................   3,990  156,924
    Dredging Corp. of India, Ltd.....................................   1,860    9,349
*   Dynamatic Technologies, Ltd......................................   1,070   17,785
    eClerx Services, Ltd.............................................   8,860   56,043
    Eicher Motors, Ltd...............................................   2,071  659,285
    EID Parry India, Ltd.............................................  27,218   66,119
    EIH, Ltd.........................................................  28,044   66,038
    Electrosteel Castings, Ltd.......................................  29,267    5,544
    Elgi Equipments, Ltd.............................................   6,798   26,429
    Emami, Ltd.......................................................  13,274   61,166
    Endurance Technologies, Ltd......................................   2,826   43,575
    Engineers India, Ltd.............................................  51,875   88,165
*   Eris Lifesciences, Ltd...........................................   3,487   21,254
    Escorts, Ltd.....................................................  23,174  214,985
    Essel Propack, Ltd...............................................   9,232   14,612
    Excel Industries, Ltd............................................   1,374   18,538
    Exide Industries, Ltd............................................  88,368  239,728
*   FDC, Ltd.........................................................  14,340   36,356
    Federal Bank, Ltd................................................ 673,111  794,590
*   Federal-Mogul Goetze India, Ltd..................................   1,631   12,672

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Finolex Cables, Ltd..............................................  18,226 $   99,115
    Finolex Industries, Ltd..........................................  16,888    144,740
    Firstsource Solutions, Ltd.......................................  78,398     54,194
*   Fortis Healthcare, Ltd........................................... 124,776    259,927
*   Future Enterprises, Ltd..........................................  81,448     28,758
    Future Lifestyle Fashions, Ltd...................................   3,745     21,655
*   Future Retail, Ltd...............................................  41,879    224,642
    Gabriel India, Ltd...............................................  24,904     43,283
    GAIL India, Ltd.................................................. 277,798    539,820
    Garware Technical Fibres, Ltd....................................   2,671     44,296
    Gateway Distriparks, Ltd.........................................  28,152     37,122
    Gati, Ltd........................................................  16,078     13,600
*   Gayatri Projects, Ltd............................................  23,512     42,832
    GE T&D India, Ltd................................................   5,381     15,615
    General Insurance Corp. of India.................................   3,271     14,368
*   GFL, Ltd.........................................................  13,383     15,811
    GHCL, Ltd........................................................  19,423     59,029
    GIC Housing Finance, Ltd.........................................   8,499     21,362
    Gillette India, Ltd..............................................   1,132    128,197
    GlaxoSmithKline Consumer Healthcare, Ltd.........................     913    118,803
    GlaxoSmithKline Pharmaceuticals, Ltd.............................   2,202     51,764
    Glenmark Pharmaceuticals, Ltd....................................  42,344    188,474
    Godfrey Phillips India, Ltd......................................   3,450     53,698
    Godrej Agrovet, Ltd..............................................   4,522     32,498
    Godrej Consumer Products, Ltd....................................  28,693    298,608
    Godrej Industries, Ltd...........................................   7,436     43,507
*   Godrej Properties, Ltd...........................................   3,806     53,416
    Granules India, Ltd..............................................  70,007    123,226
    Graphite India, Ltd..............................................   6,521     26,211
    Grasim Industries, Ltd...........................................  49,807    540,489
    Great Eastern Shipping Co., Ltd. (The)...........................  24,793    104,633
    Greaves Cotton, Ltd..............................................  40,207     79,023
*   Greenpanel Industries, Ltd.......................................  23,606      9,934
    Greenply Industries, Ltd.........................................  23,606     53,243
    Grindwell Norton, Ltd............................................  10,398     89,236
    Gujarat Alkalies & Chemicals, Ltd................................   9,984     65,574
    Gujarat Ambuja Exports, Ltd......................................  17,723     36,029
*   Gujarat Fluorochemicals, Ltd.....................................  13,383    124,908
    Gujarat Gas, Ltd.................................................  45,979    127,032
    Gujarat Industries Power Co., Ltd................................  13,913     14,121
    Gujarat Mineral Development Corp., Ltd...........................  40,207     35,907
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd..............  20,095     61,708
    Gujarat Pipavav Port, Ltd........................................  94,018    114,331
    Gujarat State Fertilizers & Chemicals, Ltd.......................  40,083     45,313
    Gujarat State Petronet, Ltd......................................  78,663    232,661
    Gulf Oil Lubricants India, Ltd...................................   3,366     41,784
*   GVK Power & Infrastructure, Ltd.................................. 130,003      8,496
    Hatsun Agro Products, Ltd........................................   4,549     38,800
    Hatsun Agro Products, Ltd........................................     206      1,298
    Havells India, Ltd...............................................  29,435    286,274
    HCL Technologies, Ltd............................................  91,476  1,491,243
    HDFC Bank Ltd.................................................... 103,854  1,798,892
    HDFC Bank, Ltd., ADR.............................................   4,000    244,360
    HDFC Life Insurance Co., Ltd.....................................  14,811    130,512
*   HealthCare Global Enterprises, Ltd...............................     498        823
    HEG, Ltd.........................................................   1,450     20,176
    HeidelbergCement India, Ltd......................................  32,536     86,014
*   Hemisphere Properties India, Ltd.................................  14,629     34,402
    Heritage Foods, Ltd..............................................   4,050     17,093

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Hero MotoCorp, Ltd...............................................  10,760 $  410,613
    Hexaware Technologies, Ltd.......................................  47,982    225,214
    HFCL, Ltd........................................................ 296,593     74,117
    Hikal, Ltd.......................................................  21,706     36,584
    HIL, Ltd.........................................................     758     12,225
    Himadri Speciality Chemical, Ltd.................................  39,781     42,294
    Himatsingka Seide, Ltd...........................................  24,860     53,940
    Hindalco Industries, Ltd......................................... 319,405    842,318
    Hinduja Global Solutions, Ltd....................................   1,337     10,879
*   Hindustan Oil Exploration Co., Ltd...............................   7,575     10,709
    Hindustan Petroleum Corp., Ltd...................................  95,937    435,661
    Hindustan Unilever, Ltd..........................................  30,646    941,530
    Honeywell Automation India, Ltd..................................     588    232,093
*   Housing Development & Infrastructure, Ltd........................ 146,987      3,618
    Housing Development Finance Corp., Ltd...........................  57,664  1,734,755
    ICICI Bank, Ltd., Sponsored ADR..................................  97,108  1,265,317
    ICICI Lombard General Insurance Co., Ltd.........................   4,564     85,962
    ICICI Prudential Life Insurance Co., Ltd.........................  15,424    110,721
*   IDFC First Bank, Ltd............................................. 812,743    510,972
    IDFC, Ltd........................................................ 345,803    171,620
*   IFB Industries, Ltd..............................................   2,668     29,264
*   IFCI, Ltd........................................................ 304,825     31,551
    IIFL Finance, Ltd................................................  67,491    109,409
*   IIFL Securities, Ltd.............................................  67,491     27,832
    IIFL Wealth Management, Ltd......................................   9,642    180,383
    India Cements, Ltd. (The)........................................  82,812     97,977
    India Glycols, Ltd...............................................   2,704      8,644
    Indiabulls Housing Finance, Ltd.................................. 120,380    347,206
*   Indiabulls Real Estate, Ltd......................................  76,526     59,667
    Indiabulls Ventures, Ltd.........................................  19,321     27,347
    Indiabulls Ventures, Ltd.........................................   1,946        655
*   Indian Bank......................................................  41,656     78,080
    Indian Hotels Co., Ltd. (The)....................................  65,077    140,215
    Indian Hume Pipe Co., Ltd........................................   7,493     28,383
    Indian Oil Corp., Ltd............................................ 154,456    312,949
*   Indian Overseas Bank............................................. 301,966     45,688
    Indo Count Industries, Ltd.......................................  24,075     15,736
    Indoco Remedies, Ltd.............................................   4,041      9,155
    Indraprastha Gas, Ltd............................................  51,880    287,548
    IndusInd Bank, Ltd...............................................  12,866    238,003
    Infibeam Avenues, Ltd............................................  61,949     39,858
    Info Edge India, Ltd.............................................   1,065     38,270
    Infosys, Ltd., Sponsored ADR.....................................  22,480    215,583
    Infosys, Ltd..................................................... 521,326  5,023,235
    Ingersoll-Rand India, Ltd........................................   4,075     37,643
*   Inox Leisure, Ltd................................................  24,804    127,375
    Insecticides India, Ltd..........................................   1,117      8,699
*   Intellect Design Arena, Ltd......................................  15,315     41,245
    InterGlobe Aviation, Ltd.........................................  10,550    216,096
    Ipca Laboratories, Ltd...........................................   9,259    127,805
*   IRB Infrastructure Developers, Ltd...............................  48,779     53,681
    ITC, Ltd......................................................... 316,199  1,149,998
    ITD Cementation India, Ltd.......................................  25,447     20,575
*   ITI, Ltd.........................................................  11,131     14,384
    J Kumar Infraprojects, Ltd.......................................  13,503     29,558
    Jagran Prakashan, Ltd............................................  33,725     26,874
    Jai Corp., Ltd...................................................   9,299     11,780
    Jain Irrigation Systems, Ltd..................................... 157,411     33,380
*   Jaiprakash Associates, Ltd....................................... 548,665     17,023

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
*   Jaiprakash Power Ventures, Ltd................................... 482,655 $    7,825
*   Jammu & Kashmir Bank, Ltd. (The)................................. 112,876     52,731
    Jamna Auto Industries, Ltd.......................................  34,285     21,818
    JB Chemicals & Pharmaceuticals, Ltd..............................  11,812     56,873
    Jindal Poly Films, Ltd...........................................   3,631     11,268
    Jindal Saw, Ltd..................................................  62,028     77,585
*   Jindal Stainless Hisar, Ltd......................................  23,161     22,442
*   Jindal Stainless, Ltd............................................  55,678     27,305
*   Jindal Steel & Power, Ltd........................................ 152,924    249,000
    JK Cement, Ltd...................................................  10,057    159,287
    JK Lakshmi Cement, Ltd...........................................  13,770     56,254
    JK Paper, Ltd....................................................  31,079     53,175
    JK Tyre & Industries, Ltd........................................  29,960     32,286
    JM Financial, Ltd................................................ 125,477    137,831
    JMC Projects India, Ltd..........................................  18,948     27,094
    Johnson Controls-Hitachi Air Conditioning India, Ltd.............   1,603     48,593
    JSW Energy, Ltd.................................................. 171,454    164,302
    JSW Steel, Ltd................................................... 397,413  1,273,499
    JTEKT India, Ltd.................................................   9,992     13,100
    Jubilant Foodworks, Ltd..........................................  18,565    417,015
    Jubilant Life Sciences, Ltd......................................  50,358    397,283
*   Just Dial, Ltd...................................................  16,908    139,939
    Jyothy Labs Ltd..................................................  17,934     44,244
    Kajaria Ceramics, Ltd............................................  31,187    246,126
    Kalpataru Power Transmission, Ltd................................  24,528    148,086
    Kalyani Steels, Ltd..............................................   8,223     22,413
    Kansai Nerolac Paints, Ltd.......................................  10,517     83,084
    Karnataka Bank, Ltd. (The).......................................  74,461     81,899
    Karur Vysya Bank, Ltd. (The)..................................... 166,660    128,839
    Kaveri Seed Co., Ltd.............................................   9,051     67,014
    KCP, Ltd. (The)..................................................  19,778     18,920
    KEC International, Ltd...........................................  38,887    147,943
    KEI Industries, Ltd..............................................  24,931    207,207
    Kiri Industries, Ltd.............................................   4,301     25,012
    Kirloskar Brothers, Ltd..........................................  11,621     25,053
    KNR Constructions, Ltd...........................................  15,249     50,508
    Kolte-Patil Developers, Ltd......................................  11,211     39,562
    Kotak Mahindra Bank, Ltd.........................................  21,270    469,590
*   KPIT Engineering, Ltd............................................  55,541     71,624
    KPR Mill, Ltd....................................................   7,928     72,526
    KRBL, Ltd........................................................  28,061     89,869
    KSB, Ltd.........................................................   1,172     11,537
    L&T Finance Holdings, Ltd........................................ 241,351    325,019
    Lakshmi Machine Works, Ltd.......................................     669     33,757
*   Lakshmi Vilas Bank, Ltd. (The)...................................  57,782     12,514
    Larsen & Toubro Infotech, Ltd....................................   6,257    151,410
    Larsen & Toubro, Ltd.............................................  23,647    490,935
    Laurus Labs, Ltd.................................................   8,990     47,107
    LG Balakrishnan & Bros, Ltd......................................   2,724     12,009
    LIC Housing Finance, Ltd......................................... 161,907    946,350
    Linde India, Ltd.................................................   5,728     45,073
    LT Foods, Ltd....................................................  41,893     15,407
    Lupin, Ltd.......................................................  58,881    617,721
    LUX Industries, Ltd..............................................   1,750     29,604
    Magma Fincorp, Ltd...............................................  32,944     24,891
    Mahanagar Gas, Ltd...............................................  11,558    166,004
    Maharashtra Seamless, Ltd........................................   9,763     49,935
    Mahindra & Mahindra Financial Services, Ltd......................  95,005    474,958
    Mahindra & Mahindra, Ltd., GDR...................................   9,424     80,713

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Mahindra & Mahindra, Ltd......................................... 137,617 $1,174,447
*   Mahindra CIE Automotive, Ltd.....................................  24,191     50,953
*   Mahindra Holidays & Resorts India, Ltd...........................  17,870     54,559
    Mahindra Lifespace Developers, Ltd...............................  10,029     58,627
    Majesco, Ltd.....................................................   3,324     20,032
    Manappuram Finance, Ltd.......................................... 260,995    624,661
    Mangalore Refinery & Petrochemicals, Ltd.........................  63,805     49,545
    Marico, Ltd......................................................  93,949    484,730
    Marksans Pharma, Ltd.............................................  95,755     20,270
    Maruti Suzuki India, Ltd.........................................   9,246    985,156
    MAS Financial Services, Ltd......................................   2,665     26,818
    Mastek, Ltd......................................................   1,872      9,048
*   Max Financial Services, Ltd......................................  31,154    177,907
*   Max India, Ltd...................................................  26,905     27,445
    Mayur Uniquoters, Ltd............................................   5,050     15,676
    Meghmani Organics, Ltd...........................................  40,612     29,801
    Minda Corp., Ltd.................................................  30,991     43,619
    Minda Industries, Ltd............................................  34,659    180,341
    Mindtree, Ltd....................................................   8,989     90,265
    MM Forgings, Ltd.................................................   1,316      7,428
    MOIL, Ltd........................................................  29,918     58,536
*   Morepen Laboratories, Ltd........................................  39,894      9,132
    Motherson Sumi Systems, Ltd...................................... 187,509    326,434
    Motilal Oswal Financial Services, Ltd............................  11,769    110,267
    Mphasis, Ltd.....................................................  20,743    277,380
    MRF, Ltd.........................................................     552    511,148
    Multi Commodity Exchange of India, Ltd...........................   2,129     34,105
*   Muthoot Capital Services, Ltd....................................   1,513      9,608
    Muthoot Finance, Ltd.............................................  60,208    597,374
    Narayana Hrudayalaya, Ltd........................................  10,746     40,847
    Natco Pharma, Ltd................................................  32,094    267,753
    National Aluminium Co., Ltd...................................... 202,726    129,308
    Nava Bharat Ventures, Ltd........................................  45,002     46,818
    Navin Fluorine International, Ltd................................   3,575     45,347
    Navneet Education, Ltd...........................................  29,594     42,853
    NBCC India, Ltd..................................................  83,860     44,521
    NCC, Ltd......................................................... 194,808    158,608
    NESCO, Ltd.......................................................  10,419     81,522
    Nestle India, Ltd................................................   3,163    666,302
    Neuland Laboratories, Ltd........................................     504      3,492
    NHPC, Ltd........................................................ 340,938    113,129
    NIIT Technologies, Ltd...........................................   1,134     24,766
    NIIT, Ltd........................................................  28,875     39,991
    Nilkamal, Ltd....................................................   2,477     44,112
    NLC India, Ltd...................................................  77,823     63,949
    NOCIL, Ltd.......................................................  25,360     43,459
    NRB Bearings, Ltd................................................  21,951     34,040
    NTPC, Ltd........................................................ 185,685    320,336
    Oberoi Realty, Ltd...............................................  25,692    182,756
*   Odisha Cement, Ltd...............................................  22,775    259,836
    Oil & Natural Gas Corp., Ltd..................................... 131,900    263,070
    Oil India, Ltd...................................................  38,413     93,083
    Omaxe, Ltd.......................................................  17,826     46,047
*   Oracle Financial Services Software, Ltd..........................   3,866    171,601
    Orient Cement, Ltd...............................................  19,771     21,914
    Orient Refractories, Ltd.........................................   7,743     23,821
*   Oriental Bank of Commerce........................................  84,703     65,009
    Page Industries, Ltd.............................................     731    267,075
    Paisalo Digital, Ltd.............................................   5,702     36,983

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Parag Milk Foods, Ltd............................................  16,313 $   32,928
    PC Jeweller, Ltd.................................................  81,097     36,547
    Persistent Systems, Ltd..........................................  18,361    160,740
    Petronet LNG, Ltd................................................ 314,233  1,266,219
    Pfizer, Ltd......................................................   2,484    142,531
    Phillips Carbon Black, Ltd.......................................  27,109     47,989
    Phoenix Mills, Ltd. (The)........................................  14,048    142,306
    PI Industries, Ltd...............................................  29,390    589,239
    Pidilite Industries, Ltd.........................................  14,480    286,723
    Piramal Enterprises, Ltd.........................................  26,161    620,083
    PNB Housing Finance, Ltd.........................................   2,980     22,475
    PNC Infratech, Ltd...............................................  16,764     39,872
    Polyplex Corp., Ltd..............................................   5,376     37,113
*   Power Finance Corp., Ltd......................................... 244,235    375,215
    Power Grid Corp. of India, Ltd................................... 143,875    402,536
    Power Mech Projects, Ltd.........................................   1,620     16,148
    Praj Industries, Ltd.............................................  38,085     61,444
    Prakash Industries, Ltd..........................................  18,220     13,161
    Prestige Estates Projects, Ltd...................................  54,482    233,530
*   Prime Focus, Ltd.................................................   5,458      5,135
    Prism Johnson, Ltd...............................................   9,143     10,314
*   Procter & Gamble Health, Ltd.....................................   2,147    141,033
    Procter & Gamble Hygiene & Health Care, Ltd......................   1,532    263,895
    PSP Projects, Ltd................................................   3,321     25,553
    PTC India Financial Services, Ltd................................  51,751      9,909
    PTC India, Ltd...................................................  75,922     63,879
*   Punjab National Bank............................................. 209,721    192,692
    Puravankara, Ltd.................................................   6,796      6,260
    PVR, Ltd.........................................................  10,800    270,748
*   Quess Corp., Ltd.................................................   6,338     46,147
    Radico Khaitan, Ltd..............................................  18,964     84,676
    Rain Industries Ltd..............................................  51,180     70,127
    Rajesh Exports, Ltd..............................................  28,397    270,568
    Rallis India, Ltd................................................  21,200     50,183
    Ramco Cements, Ltd. (The)........................................  25,138    277,758
    Ramkrishna Forgings, Ltd.........................................   5,499     22,670
    Rashtriya Chemicals & Fertilizers, Ltd...........................  50,739     39,547
*   RattanIndia Power, Ltd........................................... 305,973      6,668
    Raymond, Ltd.....................................................  14,947    121,899
    RBL Bank, Ltd....................................................  39,898    173,815
    REC, Ltd......................................................... 452,865    890,896
    Redington India, Ltd............................................. 115,863    194,535
    Relaxo Footwears, Ltd............................................  15,272    118,287
*   Reliance Communications, Ltd..................................... 403,088      3,700
    Reliance Home Finance, Ltd.......................................  32,475      2,195
    Reliance Industries, Ltd., GDR...................................  48,733  1,998,573
    Reliance Industries, Ltd......................................... 255,551  5,269,936
    Reliance Infrastructure, Ltd.....................................  31,989     15,760
*   Reliance Power, Ltd.............................................. 225,835     10,643
    Repco Home Finance, Ltd..........................................  20,245     82,659
    Rico Auto Industries, Ltd........................................  18,607     12,386
*   RP-SG Business Process Services, Ltd.............................   3,300     15,813
    Sadbhav Engineering, Ltd.........................................  50,476     97,757
    Sanofi India, Ltd................................................   2,471    234,593
    SBI Life Insurance Co., Ltd......................................   3,963     55,432
    Schaeffler India, Ltd............................................   1,115     67,647
    Security & Intelligence Services India, Ltd......................   1,801     23,144
    Sequent Scientific, Ltd..........................................  31,610     33,858
*   SH Kelkar & Co., Ltd.............................................   2,220      3,926

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
INDIA -- (Continued)
    Shankara Building Products, Ltd..................................   1,458 $    7,042
    Sharda Cropchem, Ltd.............................................   9,288     36,173
*   Sheela Foam, Ltd.................................................     649     11,431
    Shilpa Medicare, Ltd.............................................   8,141     33,066
*   Shipping Corp. of India, Ltd.....................................  48,621     39,646
    Shoppers Stop, Ltd...............................................   3,960     21,142
    Shree Cement, Ltd................................................   1,212    341,416
    Shriram City Union Finance, Ltd..................................   3,653     68,059
    Shriram Transport Finance Co., Ltd...............................  65,176  1,045,976
    Siemens, Ltd.....................................................   1,769     41,601
*   Sintex Plastics Technology, Ltd.................................. 132,335      3,074
    Siyaram Silk Mills, Ltd..........................................   5,283     18,436
    SKF India, Ltd...................................................   3,394    105,053
    SML ISUZU, Ltd...................................................   2,162     17,865
    Sobha, Ltd.......................................................  22,239    132,787
    Solar Industries India, Ltd......................................   4,377     65,107
    Solara Active Pharma Sciences, Ltd...............................   2,772     16,474
    Somany Ceramics, Ltd.............................................   7,496     19,731
*   Somany Home Innovation, Ltd......................................  13,542     30,538
    Sonata Software, Ltd.............................................  22,141     97,405
    South Indian Bank, Ltd. (The).................................... 413,283     65,468
*   Spencer's Retail Ltd.............................................   9,900     10,020
    Srei Infrastructure Finance, Ltd.................................  85,602     12,577
    SRF, Ltd.........................................................   8,369    341,790
    Srikalahasthi Pipes, Ltd.........................................   2,107      5,325
*   Star Cement, Ltd.................................................   8,363     11,369
*   State Bank of India.............................................. 153,210    674,017
*   State Bank of India, GDR.........................................     226      9,781
*   State Bank of India, GDR.........................................     490     21,217
    Steel Authority of India, Ltd.................................... 226,358    117,240
    Sterlite Technologies, Ltd.......................................  45,756     84,096
    Strides Pharma Science, Ltd......................................  23,701    128,476
    Subros, Ltd......................................................  10,510     37,777
    Sudarshan Chemical Industries....................................   7,007     40,407
    Sun Pharmaceutical Industries, Ltd............................... 106,907    655,022
    Sun TV Network, Ltd..............................................  39,645    294,488
    Sundaram Finance, Ltd............................................     497     11,225
    Sundaram-Clayton, Ltd............................................     625     18,472
    Sundram Fasteners, Ltd...........................................  24,211    166,789
    Sunteck Realty, Ltd..............................................  20,427    118,563
    Suprajit Engineering, Ltd........................................  18,045     47,197
    Supreme Industries, Ltd..........................................  21,778    356,989
    Supreme Petrochem, Ltd...........................................  17,029     42,708
    Surya Roshni, Ltd................................................  10,195     26,421
    Suven Life Sciences, Ltd.........................................  25,013     99,503
*   Suzlon Energy, Ltd............................................... 648,648     24,206
    Swaraj Engines, Ltd..............................................   1,454     23,459
    Symphony, Ltd....................................................   4,435     81,503
*   Syndicate Bank................................................... 305,316    127,914
    Syngene International, Ltd.......................................  14,924     69,722
    TAKE Solutions, Ltd..............................................  21,777     34,478
    Tata Chemicals, Ltd..............................................  43,095    382,304
    Tata Communications, Ltd.........................................  14,629     72,713
    Tata Consultancy Services, Ltd...................................  67,309  2,159,375
    Tata Elxsi, Ltd..................................................   9,456    108,983
    Tata Global Beverages, Ltd....................................... 152,631    681,608
    Tata Metaliks, Ltd...............................................   5,278     45,897
*   Tata Motors, Ltd................................................. 734,863  1,818,136
    Tata Power Co., Ltd. (The)....................................... 213,953    178,857

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
INDIA -- (Continued)
*   Tata Sponge Iron, Ltd............................................     5,359 $   30,726
    Tata Steel, Ltd..................................................   147,600    789,162
    TCI Express, Ltd.................................................     3,908     42,670
    Tech Mahindra, Ltd...............................................   170,682  1,777,260
*   Techno Electric & Engineering Co., Ltd...........................    13,851     52,006
    Tejas Networks, Ltd..............................................    11,379     11,910
    Texmaco Rail & Engineering, Ltd..................................    24,867     15,498
    Thermax, Ltd.....................................................     3,658     58,182
    Thirumalai Chemicals, Ltd........................................    18,070     20,654
    Thomas Cook India, Ltd...........................................    22,854     42,359
    Thyrocare Technologies, Ltd......................................     5,937     47,247
*   TI Financial Holdings, Ltd.......................................    26,134    166,726
    Tide Water Oil Co India, Ltd.....................................       261     17,747
    Time Technoplast, Ltd............................................    45,379     40,281
    Timken India, Ltd................................................     5,879     73,765
    Tinplate Co. of India, Ltd. (The)................................    13,266     22,715
    Titagarh Wagons, Ltd.............................................    15,510      9,131
    Titan Co., Ltd...................................................    46,986    881,915
    Torrent Pharmaceuticals, Ltd.....................................    11,562    289,605
    Torrent Power, Ltd...............................................    36,474    143,897
    Transport Corp. of India, Ltd....................................    11,637     47,492
    Trent, Ltd.......................................................     6,550     49,990
    Trident, Ltd.....................................................    50,451     43,868
    Triveni Engineering & Industries, Ltd............................    35,654     32,623
    Triveni Turbine, Ltd.............................................    34,210     49,446
    TTK Prestige, Ltd................................................       680     59,476
    Tube Investments of India, Ltd...................................    34,439    194,032
    TV Today Network, Ltd............................................     9,445     42,443
*   TV18 Broadcast, Ltd..............................................   190,935     65,875
    TVS Srichakra, Ltd...............................................     1,157     30,489
*   UCO Bank.........................................................   227,991     43,491
    Uflex, Ltd.......................................................    15,054     44,047
    UltraTech Cement, Ltd............................................     7,737    451,879
    Unichem Laboratories, Ltd........................................    12,637     33,489
*   Union Bank of India..............................................   179,753    144,889
    Uniply Industries, Ltd...........................................    11,130      6,591
    United Breweries, Ltd............................................    11,077    199,273
*   United Spirits, Ltd..............................................    52,691    466,340
    UPL, Ltd.........................................................   245,772  2,072,156
*   VA Tech Wabag, Ltd...............................................    11,864     33,046
    Vaibhav Global, Ltd..............................................     2,986     34,454
    Vakrangee, Ltd...................................................    74,772     37,390
    Vardhman Textiles, Ltd...........................................     7,337     92,799
    Varun Beverages, Ltd.............................................     1,214     10,575
    Vedanta, Ltd.....................................................   451,069    942,392
    Vedanta, Ltd., ADR...............................................    28,241    235,533
    Venky's India, Ltd...............................................     2,499     61,648
    Vesuvius India, Ltd..............................................     1,061     14,950
    V-Guard Industries, Ltd..........................................    24,622     85,526
    Vinati Organics, Ltd.............................................     5,750    175,834
    Vindhya Telelinks, Ltd...........................................     1,145     14,619
    VIP Industries, Ltd..............................................    10,856     72,155
    V-Mart Retail, Ltd...............................................       800     22,284
*   Vodafone Idea, Ltd............................................... 2,518,391    136,343
    Voltas, Ltd......................................................    10,368    102,908
    VRL Logistics, Ltd...............................................    11,268     42,332
    VST Industries, Ltd..............................................     1,625     88,155
    WABCO India, Ltd.................................................       876     76,516
    Welspun Corp., Ltd...............................................    36,901     76,770

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- ------------
INDIA -- (Continued)
    Welspun Enterprises, Ltd.........................................      7,231 $      8,855
    Welspun India, Ltd...............................................    156,632      124,587
    West Coast Paper Mills, Ltd......................................     12,018       39,772
    Whirlpool of India, Ltd..........................................      4,838      150,929
    Wipro, Ltd.......................................................    158,016      579,989
*   Wockhardt, Ltd...................................................     13,260       54,143
    Yes Bank, Ltd....................................................    494,114      488,627
    Zee Entertainment Enterprises, Ltd...............................    100,015      366,878
    Zee Learn, Ltd...................................................     23,196        7,054
    Zensar Technologies, Ltd.........................................     25,706       65,320
                                                                                 ------------
TOTAL INDIA..........................................................             113,476,323
                                                                                 ------------
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT....................................  1,935,200      232,907
    Adaro Energy Tbk PT..............................................  9,821,400      915,683
    Adhi Karya Persero Tbk PT........................................  1,072,687       95,516
*   Agung Podomoro Land Tbk PT.......................................  2,441,400       37,203
    AKR Corporindo Tbk PT............................................    512,700      144,596
*   Alam Sutera Realty Tbk PT........................................  6,082,600      118,679
    Aneka Tambang Tbk................................................  3,157,420      199,980
*   Armidian Karyatama Tbk PT........................................    230,900        3,208
    Arwana Citramulia Tbk PT.........................................    232,600        8,238
    Asahimas Flat Glass Tbk PT.......................................     86,500       24,484
    Astra Agro Lestari Tbk PT........................................    197,889      161,180
    Astra International Tbk PT.......................................  1,243,900      615,234
*   Astrindo Nusantara Infrastructure Tbk PT.........................  3,406,400       12,133
*   Asuransi Kresna Mitra Tbk PT.....................................    245,400       16,778
*   Bank Bukopin Tbk.................................................  2,664,000       50,066
    Bank Central Asia Tbk PT.........................................    388,600      869,814
    Bank Danamon Indonesia Tbk PT....................................    627,263      187,636
    Bank Mandiri Persero Tbk PT......................................  1,187,218      593,454
    Bank Negara Indonesia Persero Tbk PT.............................  1,466,520      800,547
*   Bank Pan Indonesia Tbk PT........................................  1,316,000      125,964
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT.............  1,163,400      150,052
    Bank Pembangunan Daerah Jawa Timur Tbk PT........................  1,666,800       81,945
*   Bank Permata Tbk PT..............................................  1,447,325      137,591
    Bank Rakyat Indonesia Persero Tbk PT.............................  6,638,000    1,988,979
    Bank Tabungan Negara Persero Tbk PT..............................  1,267,041      167,696
    Barito Pacific Tbk PT............................................ 13,954,000      944,353
    Bayan Resources Tbk PT...........................................     16,000       15,692
    Bekasi Fajar Industrial Estate Tbk PT............................  2,056,600       37,187
*   Berlian Laju Tanker Tbk PT.......................................    514,666        1,833
    BISI International Tbk PT........................................    468,500       44,363
    Blue Bird Tbk PT.................................................     54,200        8,841
*   Buana Lintas Lautan Tbk PT.......................................  2,625,600       35,356
    Bukit Asam Tbk PT................................................  1,560,500      249,877
*   Bumi Serpong Damai Tbk PT........................................  2,092,800      210,743
*   Bumi Teknokultura Unggul Tbk PT..................................  2,300,800       13,758
    Charoen Pokphand Indonesia Tbk PT................................  1,011,100      453,457
    Ciputra Development Tbk PT.......................................  5,847,371      461,973
*   Citra Marga Nusaphala Persada Tbk PT.............................    517,167       69,871
*   City Retail Developments Tbk PT..................................    911,900        9,099
*   Delta Dunia Makmur Tbk PT........................................  4,476,500      103,881
*   Eagle High Plantations Tbk PT....................................  4,587,600       39,881
    Elnusa Tbk PT....................................................  2,568,300       57,435
    Erajaya Swasembada Tbk PT........................................    626,100       78,447
*   Gajah Tunggal Tbk PT.............................................  1,049,800       47,844
*   Garuda Indonesia Persero Tbk PT..................................  1,784,500       75,001
*   Global Mediacom Tbk PT...........................................  3,675,000       97,904

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES   VALUE>>
                                                                      ---------- --------
INDONESIA -- (Continued)
    Gudang Garam Tbk PT..............................................    123,400 $492,825
*   Hanson International Tbk PT...................................... 19,060,700  122,198
    Indah Kiat Pulp & Paper Corp. Tbk PT.............................    980,300  507,459
    Indika Energy Tbk PT.............................................  1,022,000   93,479
    Indo Tambangraya Megah Tbk PT....................................    183,800  174,053
    Indocement Tunggal Prakarsa Tbk PT...............................     66,000   94,028
    Indofood CBP Sukses Makmur Tbk PT................................    279,300  231,240
    Indofood Sukses Makmur Tbk PT....................................  1,536,200  841,843
    Indomobil Sukses Internasional Tbk PT............................    127,200   12,821
    Indo-Rama Synthetics Tbk PT......................................     40,300   10,540
*   Indosat Tbk PT...................................................    272,050   64,320
    Industri dan Perdagangan Bintraco Dharma Tbk PT..................    696,000   11,197
    Industri Jamu Dan Farmasi Sido Muncul Tbk PT.....................  1,286,700  112,674
*   Inovisi Infracom Tbk PT..........................................      7,778        0
*   Integra Indocabinet Tbk PT.......................................    188,300   10,265
*   Inti Agri Resources Tbk PT.......................................    473,600    1,688
*   Intikeramik Alamasri Industri Tbk PT.............................  1,513,300   15,854
    Intiland Development Tbk PT......................................  3,125,700   71,256
    Japfa Comfeed Indonesia Tbk PT...................................  2,168,300  265,612
    Jasa Marga Persero Tbk PT........................................    367,226  142,494
    Jaya Real Property Tbk PT........................................    750,400   35,548
    Kalbe Farma Tbk PT...............................................  2,130,000  241,880
    Kapuas Prima Coal Tbk PT.........................................  1,024,000   31,516
*   Kawasan Industri Jababeka Tbk PT.................................  5,953,389  136,538
    KMI Wire & Cable Tbk PT..........................................    964,700   39,175
*   Krakatau Steel Persero Tbk PT....................................  2,016,837   49,689
*   Kresna Graha Investama Tbk PT....................................  3,730,900  132,879
    Link Net Tbk PT..................................................    292,600   91,692
*   Lippo Cikarang Tbk PT............................................    848,155   78,517
*   Lippo Karawaci Tbk PT............................................ 18,632,395  313,188
    Malindo Feedmill Tbk PT..........................................    473,600   37,448
    Matahari Department Store Tbk PT.................................    901,900  233,792
    Mayora Indah Tbk PT..............................................  2,753,725  419,380
*   Medco Energi Internasional Tbk PT................................  3,664,667  172,175
    Media Nusantara Citra Tbk PT.....................................  2,591,200  242,627
    Metrodata Electronics Tbk PT.....................................    295,300   34,083
    Mitra Adiperkasa Tbk PT..........................................  4,108,300  292,634
    Mitra Keluarga Karyasehat Tbk PT.................................    420,900   77,927
*   MNC Investama Tbk PT.............................................  9,936,200   51,645
*   MNC Land Tbk PT..................................................  1,295,900   12,552
*   Modernland Realty Tbk PT.........................................  3,884,300   62,521
*   Multistrada Arah Sarana Tbk PT...................................     59,400    2,241
    Nippon Indosari Corpindo Tbk PT..................................    323,700   30,652
    Pabrik Kertas Tjiwi Kimia Tbk PT.................................    155,000  116,675
*   Pacific Strategic Financial Tbk PT...............................    553,200   28,770
    Pakuwon Jati Tbk PT..............................................  4,335,300  192,934
    Pan Brothers Tbk PT..............................................  1,291,500   68,569
*   Panin Financial Tbk PT...........................................  8,949,500  184,915
*   Paninvest Tbk PT.................................................    148,100   12,545
*   Pelayaran Tamarin Samudra Tbk PT.................................    537,000   18,524
    Perusahaan Gas Negara Tbk PT.....................................  1,640,000  246,113
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT............  1,560,700  150,234
*   Pool Advista Indonesia Tbk PT....................................     91,300   11,641
    PP Persero Tbk PT................................................  1,508,154  190,757
    PP Presisi Tbk PT................................................    498,800   10,736
    PP Properti Tbk PT...............................................  2,876,700   20,284
    Puradelta Lestari Tbk PT.........................................  2,214,800   47,634
    Ramayana Lestari Sentosa Tbk PT..................................  1,111,824   92,663
*   Rimo International Lestari Tbk PT................................  3,756,500   33,716

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
INDONESIA -- (Continued)
*   Salim Ivomas Pratama Tbk PT......................................  1,950,400 $    48,877
*   Sariguna Primatirta Tbk PT.......................................    541,800      21,040
    Sawit Sumbermas Sarana Tbk PT....................................  1,534,600      88,526
*   Sekawan Intipratama Tbk PT.......................................  1,471,800           0
    Selamat Sempurna Tbk PT..........................................    576,100      60,522
    Semen Baturaja Persero Tbk PT....................................    772,600      33,308
    Semen Indonesia Persero Tbk PT...................................    433,400     390,877
*   Sentul City Tbk PT............................................... 10,397,200      86,609
*   Siloam International Hospitals Tbk PT............................    132,431      67,919
*   Sitara Propertindo Tbk PT........................................    358,500      18,515
*   Smartfren Telecom Tbk PT.........................................    953,400      10,111
    Sri Rejeki Isman Tbk PT..........................................  4,830,100      97,712
    Summarecon Agung Tbk PT..........................................  3,716,100     299,065
    Surya Citra Media Tbk PT.........................................  1,579,700     137,238
*   Surya Esa Perkasa Tbk PT.........................................  1,124,200      24,502
    Surya Semesta Internusa Tbk PT...................................  1,861,600     102,124
    Telekomunikasi Indonesia Persero Tbk PT..........................    777,800     226,978
    Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR...........     12,307     355,426
    Tempo Scan Pacific Tbk PT........................................    206,900      20,855
*   Tiga Pilar Sejahtera Food Tbk....................................    839,100       1,883
    Timah Tbk PT.....................................................  1,442,756      91,475
    Tiphone Mobile Indonesia Tbk PT..................................    784,500      18,782
*   Totalindo Eka Persada Tbk PT.....................................    288,000      11,993
    Tower Bersama Infrastructure Tbk PT..............................    496,600     223,731
*   Trada Alam Minera Tbk PT.........................................  5,604,000      43,089
*   Truba Alam Manuggal Engineering PT...............................  2,841,000           0
    Tunas Baru Lampung Tbk PT........................................  1,270,400      85,060
    Tunas Ridean Tbk PT..............................................    537,500      37,904
    Unilever Indonesia Tbk PT........................................     70,100     218,269
    United Tractors Tbk PT...........................................    593,024     915,350
*   Vale Indonesia Tbk PT............................................    716,600     189,206
*   Visi Media Asia Tbk PT...........................................  4,205,000      24,209
    Waskita Beton Precast Tbk PT.....................................  5,424,200     128,225
    Waskita Karya Persero Tbk PT.....................................  2,735,463     302,911
    Wijaya Karya Beton Tbk PT........................................  1,962,100      65,401
    Wijaya Karya Persero Tbk PT......................................  1,429,459     201,601
*   XL Axiata Tbk PT.................................................  1,923,600     485,283
                                                                                 -----------
TOTAL INDONESIA......................................................             23,453,790
                                                                                 -----------
IRELAND -- (0.5%)
    AIB Group P.L.C..................................................    151,416     485,594
    Bank of Ireland Group P.L.C......................................    287,392   1,385,240
    C&C Group P.L.C..................................................     81,512     401,311
    Cairn Homes P.L.C................................................     13,695      17,723
    CRH P.L.C........................................................      1,971      71,764
    CRH P.L.C., Sponsored ADR........................................    178,395   6,511,417
*   Datalex P.L.C....................................................     10,864       8,324
    FBD Holdings P.L.C...............................................      7,366      72,831
    Flutter Entertainment P.L.C......................................     24,674   2,550,048
    Flutter Entertainment P.L.C......................................      2,126     219,213
    Glanbia P.L.C....................................................     97,222   1,084,291
    Irish Continental Group P.L.C....................................     57,400     274,497
    Kenmare Resources P.L.C..........................................        385       1,171
    Kerry Group P.L.C., Class A......................................     14,315   1,730,177
    Kingspan Group P.L.C.............................................     50,750   2,629,075
*   Permanent TSB Group Holdings P.L.C...............................     11,387      15,035
    Smurfit Kappa Group P.L.C........................................     96,110   3,209,835
                                                                                 -----------
TOTAL IRELAND........................................................             20,667,546
                                                                                 -----------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ISRAEL -- (0.6%)
    Afcon Holdings, Ltd..............................................     628 $   32,650
*   AFI Properties, Ltd..............................................   4,516    161,072
*   Airport City, Ltd................................................  23,129    436,752
*   Albaad Massuot Yitzhak, Ltd......................................     638      4,370
*   Allot, Ltd.......................................................   5,226     40,581
    Alrov Properties and Lodgings, Ltd...............................   2,753    119,524
    Amot Investments, Ltd............................................  21,860    153,879
    Arad, Ltd........................................................   2,321     34,908
*   Arko Holdings, Ltd............................................... 109,479     45,599
    Ashtrom Group, Ltd...............................................   4,898     55,107
    Ashtrom Properties, Ltd..........................................   5,949     39,538
    AudioCodes, Ltd..................................................   3,346     70,608
*   Avgol Industries 1953, Ltd.......................................  26,233     23,807
*   Azorim-Investment Development & Construction Co., Ltd............  30,502     56,568
    Azrieli Group, Ltd...............................................   6,148    473,877
    Bank Hapoalim BM................................................. 145,567  1,165,068
    Bank Leumi Le-Israel BM.......................................... 474,614  3,457,205
    Bayside Land Corp................................................     381    255,687
    Bet Shemesh Engines Holdings 1997, Ltd...........................   1,171     47,964
    Bezeq The Israeli Telecommunication Corp., Ltd................... 265,698    175,311
    Big Shopping Centers, Ltd........................................   1,289    116,627
    Blue Square Real Estate, Ltd.....................................   1,706     87,018
*   Brack Capital Properties NV......................................     710     80,862
    Camtek, Ltd......................................................      37        398
#   Carasso Motors, Ltd..............................................   7,791     36,152
*   Cellcom Israel, Ltd..............................................  27,071     69,138
*   Cellcom Israel, Ltd..............................................  11,977     30,901
#*  Ceragon Networks, Ltd............................................  16,269     48,482
*   Clal Insurance Enterprises Holdings, Ltd.........................  11,416    176,098
    Danel Adir Yeoshua, Ltd..........................................   1,587    115,987
    Delek Automotive Systems, Ltd....................................  14,896     57,911
    Delek Group, Ltd.................................................   1,164    145,412
    Delta-Galil Industries, Ltd......................................   7,386    187,205
    Dor Alon Energy in Israel 1988, Ltd..............................   1,389     28,307
*   El Al Israel Airlines............................................ 342,944    132,263
    Elbit Systems, Ltd...............................................   2,679    439,240
#   Elbit Systems, Ltd...............................................   1,800    295,038
    Electra Consumer Products 1970, Ltd..............................   5,785     97,611
*   Electra Real Estate, Ltd.........................................   2,484     17,432
    Electra, Ltd.....................................................   1,001    354,323
*   Energix-Renewable Energies, Ltd..................................  20,253     52,525
*   Equital, Ltd.....................................................  10,987    318,451
*   First International Bank Of Israel, Ltd..........................  19,943    547,515
    FMS Enterprises Migun, Ltd.......................................     917     33,956
    Formula Systems 1985, Ltd........................................   5,389    359,040
    Fox Wizel, Ltd...................................................   6,475    250,560
    Gilat Satellite Networks, Ltd....................................  11,636     94,399
    Hadera Paper, Ltd................................................   3,184    153,126
*   Hamlet Israel-Canada, Ltd........................................   1,748     34,094
    Harel Insurance Investments & Financial Services, Ltd............  62,595    500,596
    Hilan, Ltd.......................................................   5,686    251,459
    IDI Insurance Co., Ltd...........................................   2,159     77,151
*   Industrial Buildings Corp., Ltd..................................  66,848    148,347
    Inrom Construction Industries, Ltd...............................  21,650     81,416
    Israel Canada T.R, Ltd...........................................  36,509     68,316
    Israel Chemicals, Ltd............................................  64,027    284,604
    Israel Discount Bank, Ltd., Class A.............................. 382,322  1,747,144
    Israel Land Development - Urban Renewal, Ltd.....................   1,092     11,366
    Isras Investment Co., Ltd........................................     181     39,701

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ISRAEL -- (Continued)
*   Kamada, Ltd......................................................   6,921 $    36,198
    Kenon Holdings, Ltd..............................................   5,006     109,626
    Kerur Holdings, Ltd..............................................   2,125      58,491
    Klil Industries, Ltd.............................................     429      36,016
    Malam - Team, Ltd................................................     176      29,713
    Matrix IT, Ltd...................................................  14,912     274,074
    Maytronics, Ltd..................................................  15,357     134,724
    Mediterranean Towers, Ltd........................................  19,682      56,310
    Mega Or Holdings, Ltd............................................   3,829      91,018
*   Mehadrin, Ltd....................................................     269      10,389
    Meitav Dash Investments, Ltd.....................................   7,442      30,218
    Menora Mivtachim Holdings, Ltd...................................  13,207     211,824
    Migdal Insurance & Financial Holding, Ltd........................ 181,872     188,781
#   Mizrahi Tefahot Bank, Ltd........................................  44,429   1,102,310
    Municipal Bank, Ltd..............................................      75      16,114
    Naphtha Israel Petroleum Corp., Ltd..............................  24,518     137,396
    Neto ME Holdings, Ltd............................................     679      57,875
#*  Nice, Ltd., Sponsored ADR........................................   7,239   1,142,242
*   Nova Measuring Instruments, Ltd..................................   8,248     276,895
    Oil Refineries, Ltd.............................................. 977,915     502,085
    One Software Technologies, Ltd...................................   1,100      77,385
#   OPC Energy, Ltd..................................................  11,730      94,705
*   Partner Communications Co., Ltd..................................  81,126     365,689
*   Partner Communications Co., Ltd., ADR............................   1,600       7,184
    Paz Oil Co., Ltd.................................................   3,315     508,313
    Phoenix Holdings, Ltd. (The).....................................  50,044     305,259
    Plasson Industries, Ltd..........................................   1,457      67,954
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............   2,148     120,072
    Scope Metals Group, Ltd..........................................   4,129     100,346
    Shapir Engineering and Industry, Ltd.............................  30,549     151,433
#   Shikun & Binui, Ltd.............................................. 115,380     457,869
    Shufersal, Ltd...................................................  31,507     213,052
    Strauss Group, Ltd...............................................   9,128     276,402
*   Suny Cellular Communication, Ltd.................................  38,947      19,456
    Tadiran Holdings, Ltd............................................   1,501      52,591
*   Teva Pharmaceutical Industries, Ltd., Sponsored ADR..............  16,208     132,095
*   Tower Semiconductor, Ltd.........................................  15,804     346,582
*   Tower Semiconductor, Ltd.........................................   4,323      95,537
*   Union Bank of Israel.............................................   4,714      22,885
    YH Dimri Construction & Development, Ltd.........................   1,092      29,727
                                                                              -----------
TOTAL ISRAEL.........................................................          22,367,081
                                                                              -----------
ITALY -- (2.1%)
*   A.S. Roma SpA....................................................  66,579      37,316
    A2A SpA.......................................................... 757,223   1,520,108
    ACEA SpA.........................................................  30,673     610,451
*   Aeffe SpA........................................................  11,360      19,408
#   Amplifon SpA.....................................................  46,732   1,175,231
    Anima Holding SpA................................................  99,501     431,941
*   Arnoldo Mondadori Editore SpA....................................  71,829     160,325
    Ascopiave SpA....................................................  31,833     132,389
    Assicurazioni Generali SpA.......................................  84,093   1,705,194
    Atlantia SpA.....................................................  27,082     669,099
    Autogrill SpA....................................................  44,910     444,015
    Autostrade Meridionali SpA.......................................     305      10,248
    Azimut Holding SpA...............................................  48,194     991,043
*   Banca Carige SpA................................................. 289,369         194
    Banca Farmafactoring SpA.........................................  52,093     315,682
    Banca Finnat Euramerica SpA......................................  36,232      10,909

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
ITALY -- (Continued)
    Banca Generali SpA...............................................    17,997 $  587,538
    Banca IFIS SpA...................................................    12,169    206,451
    Banca Mediolanum SpA.............................................    47,697    408,993
#*  Banca Monte dei Paschi di Siena SpA..............................     3,026      4,877
    Banca Popolare di Sondrio SCPA...................................   206,084    412,149
    Banca Profilo SpA................................................    61,003     10,822
#   Banca Sistema SpA................................................    22,699     40,812
#*  Banco BPM SpA....................................................   860,585  1,959,002
    Banco di Desio e della Brianza SpA...............................    12,951     29,341
    BasicNet SpA.....................................................    15,391     82,686
    BE...............................................................    57,250     69,235
#   Biesse SpA.......................................................     5,154     64,554
    BPER Banca.......................................................   232,366  1,039,557
    Brunello Cucinelli SpA...........................................    11,270    353,244
    Buzzi Unicem SpA.................................................    26,107    629,926
    Cairo Communication SpA..........................................    45,366    116,693
#   Carraro SpA......................................................     8,063     16,775
    Cementir Holding NV..............................................    27,672    186,132
    Cerved Group SpA.................................................    65,405    636,553
    CIR-Compagnie Industriali Riunite SpA............................   158,960    163,758
#   CNH Industrial NV................................................   187,473  2,041,140
    Credito Emiliano SpA.............................................    44,490    257,316
#*  Credito Valtellinese SpA......................................... 3,220,315    219,358
#*  d'Amico International Shipping SA................................   132,518     19,456
    Danieli & C Officine Meccaniche SpA..............................     6,446    111,382
    Datalogic SpA....................................................     4,298     66,538
    Davide Campari-Milano SpA........................................   124,346  1,140,539
    De' Longhi SpA...................................................    16,180    298,032
#   DiaSorin SpA.....................................................     8,023    904,601
    doValue SpA......................................................     3,407     40,296
    El.En. SpA.......................................................     1,776     50,381
*   Elica SpA........................................................     4,280     11,458
    Emak SpA.........................................................    29,309     27,746
    Enav SpA.........................................................    10,166     59,202
    Enel SpA.........................................................   936,477  7,258,032
    Eni SpA..........................................................   387,838  5,883,884
    Eni SpA, Sponsored ADR...........................................    26,710    809,046
    ERG SpA..........................................................    26,974    570,950
    Esprinet SpA.....................................................    24,551    101,990
#*  Eurotech SpA.....................................................    11,463    112,380
    Falck Renewables SpA.............................................    79,144    352,760
    Ferrari NV.......................................................    17,952  2,875,201
#   Ferrari NV.......................................................       559     89,507
    Fiat Chrysler Automobiles NV, (BRJ2W98)..........................   178,444  2,733,762
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   249,186  3,867,059
    Fiera Milano SpA.................................................     7,744     37,866
    Fila SpA.........................................................     6,803    116,875
#*  Fincantieri SpA..................................................    66,621     70,301
#   FinecoBank Banca Fineco SpA......................................   142,208  1,603,158
    FNM SpA..........................................................    64,413     42,289
#   Freni Brembo SpA.................................................    58,777    625,352
*   GEDI Gruppo Editoriale SpA.......................................    33,656     10,574
#   Gefran SpA.......................................................     1,949     14,990
    Geox SpA.........................................................    25,019     34,877
    Gruppo MutuiOnline SpA...........................................    12,607    250,322
    Hera SpA.........................................................   377,579  1,617,437
    Illimity Bank SpA................................................     4,320     42,031
#   IMA Industria Macchine Automatiche SpA...........................     6,722    457,690
*   IMMSI SpA........................................................   154,940     97,862

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
ITALY -- (Continued)
    Infrastrutture Wireless Italiane SpA.............................    34,072 $   349,694
    Interpump Group SpA..............................................    24,168     662,524
    Intesa Sanpaolo SpA.............................................. 1,420,447   3,559,390
    Iren SpA.........................................................   225,767     700,885
    Italgas SpA......................................................   168,503   1,084,770
#*  Juventus Football Club SpA.......................................   149,340     234,176
#   La Doria SpA.....................................................     4,431      43,674
    Leonardo SpA.....................................................   132,621   1,540,739
    LU-VE SpA........................................................     1,368      15,714
#   Maire Tecnimont SpA..............................................    57,102     149,624
    MARR SpA.........................................................    11,443     240,482
    Massimo Zanetti Beverage Group SpA...............................     7,385      47,262
#*  Mediaset SpA.....................................................   308,562     922,835
    Mediobanca Banca di Credito Finanziario SpA......................   187,570   2,230,456
    Moncler SpA......................................................    44,480   1,716,427
#*  OVS SpA..........................................................   110,569     220,635
    Piaggio & C SpA..................................................   120,217     378,331
#   Pirelli & C SpA..................................................    57,201     330,673
    Poste Italiane SpA...............................................   113,376   1,377,112
#   Prima Industrie SpA..............................................     2,367      34,940
#   Prysmian SpA.....................................................    28,368     656,217
    RAI Way SpA......................................................    23,449     144,619
    Recordati SpA....................................................    21,288     894,609
#   Reno de Medici SpA...............................................   121,336     100,936
    Reply SpA........................................................     4,940     321,922
    Retelit SpA......................................................    36,467      68,191
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................    34,455      35,391
    Sabaf SpA........................................................     2,072      27,724
    SAES Getters SpA.................................................       713      20,116
*   Safilo Group SpA.................................................    17,360      18,515
#*  Saipem SpA.......................................................   190,530     864,822
#*  Salini Impregilo SpA.............................................    30,099      61,281
    Salvatore Ferragamo SpA..........................................    19,992     373,910
    Saras SpA........................................................   368,419     707,517
    Servizi Italia SpA...............................................     5,016      15,278
    Sesa SpA.........................................................     1,443      64,227
    Snam SpA.........................................................   205,503   1,055,032
    Societa Cattolica di Assicurazioni SC............................    83,860     731,529
    Societa Iniziative Autostradali e Servizi SpA....................    19,190     331,850
#*  Sogefi SpA.......................................................    33,393      52,259
    SOL SpA..........................................................    10,344     121,112
    Technogym SpA....................................................    37,737     416,342
*   Telecom Italia SpA............................................... 3,764,104   2,203,106
*   Telecom Italia SpA, Sponsored ADR................................    48,868     282,457
    Tenaris SA, ADR..................................................     1,800      36,540
    Terna Rete Elettrica Nazionale SpA...............................   183,955   1,215,832
*   Tinexta S.p.A....................................................     7,970     117,259
    Tod's SpA........................................................     5,252     248,902
#*  TREVI - Finanziaria Industriale SpA..............................    34,212       9,573
#   UniCredit SpA....................................................   280,708   3,561,350
    Unieuro SpA......................................................     4,908      71,087
#   Unione di Banche Italiane SpA....................................   447,736   1,363,924
    Unipol Gruppo SpA................................................   224,129   1,250,878
    UnipolSai Assicurazioni SpA......................................   324,387     905,351
    Zignago Vetro SpA................................................     9,750     111,010
                                                                                -----------
TOTAL ITALY..........................................................            84,477,302
                                                                                -----------
JAPAN -- (17.5%)
    77 Bank, Ltd. (The)..............................................    28,100     442,692

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    A&A Material Corp................................................   1,800 $   18,726
    A&D Co., Ltd.....................................................  10,900     84,233
    ABC-Mart, Inc....................................................   3,400    233,122
    Abist Co., Ltd...................................................   2,200     54,023
    Achilles Corp....................................................   6,300    102,353
    Acom Co., Ltd....................................................  45,100    181,196
    AD Works Co., Ltd................................................  81,800     22,610
    Adastria Co., Ltd................................................  17,480    429,920
    ADEKA Corp.......................................................  39,600    566,718
    Ad-sol Nissin Corp...............................................     800     17,766
#   Adtec Plasma Technology Co., Ltd.................................   1,400     14,207
    Advan Co., Ltd...................................................   3,200     36,082
#   Advance Create Co., Ltd..........................................   1,300     23,207
    Advanex, Inc.....................................................     400      6,189
    Advantage Risk Management Co., Ltd...............................   2,100     19,857
    Advantest Corp...................................................  28,700  1,306,093
#   Adventure, Inc...................................................     600     15,346
    Aeon Co., Ltd.................................................... 196,905  3,961,798
    Aeon Delight Co., Ltd............................................  10,000    348,254
    Aeon Fantasy Co., Ltd............................................   5,400    147,039
    AEON Financial Service Co., Ltd..................................  48,700    742,207
    Aeon Hokkaido Corp...............................................  12,000     87,993
    Aeon Mall Co., Ltd...............................................  18,880    302,062
#   Aeria, Inc.......................................................   8,800     82,430
    AFC-HD AMS Life Science Co., Ltd.................................   1,800     10,879
    AGC, Inc.........................................................  73,300  2,577,233
    Ahresty Corp.....................................................   9,700     49,260
    Ai Holdings Corp.................................................  13,300    241,044
    Aica Kogyo Co., Ltd..............................................  13,100    416,024
    Aichi Bank, Ltd. (The)...........................................   3,600    126,451
    Aichi Corp.......................................................  16,800    107,335
    Aichi Steel Corp.................................................   5,000    162,728
    Aichi Tokei Denki Co., Ltd.......................................   1,400     53,049
    Aida Engineering, Ltd............................................  23,700    201,735
*   Aiful Corp....................................................... 138,400    322,245
    Ain Holdings, Inc................................................  15,100    864,009
    Air Water, Inc...................................................  73,000  1,366,631
    Airport Facilities Co., Ltd......................................   9,700     49,851
    Aisan Industry Co., Ltd..........................................  19,700    162,875
    Aisin Seiki Co., Ltd.............................................  50,762  2,025,902
    AIT Corp.........................................................   3,000     25,603
    Ajinomoto Co., Inc...............................................  43,500    827,030
    Ajis Co., Ltd....................................................   1,600     44,468
    Akatsuki Corp....................................................   4,000     12,459
#   Akatsuki, Inc....................................................   1,900    105,885
#*  Akebono Brake Industry Co., Ltd..................................  57,200    109,176
    Akita Bank, Ltd. (The)...........................................  10,000    204,039
    Albis Co., Ltd...................................................   2,600     54,064
    Alconix Corp.....................................................  12,700    160,476
    Alfresa Holdings Corp............................................  15,500    346,097
    Alinco, Inc......................................................   7,800     87,931
#   Alleanza Holdings Co., Ltd.......................................   4,900     37,007
    Alpen Co., Ltd...................................................   8,500    135,125
#   Alpha Corp.......................................................   2,600     31,327
    Alps Alpine Co., Ltd.............................................  50,500  1,082,649
    Alps Logistics Co., Ltd..........................................   4,400     30,546
    Altech Corp......................................................   5,610     83,989
    Amada Holdings Co., Ltd..........................................  60,700    691,258
    Amano Corp.......................................................  15,300    452,370

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Amiyaki Tei Co., Ltd.............................................   2,700 $   85,713
    ANA Holdings, Inc................................................   5,100    175,126
    Anabuki Kosan, Inc...............................................     600     15,799
    Anest Iwata Corp.................................................  11,600    110,277
    Anicom Holdings, Inc.............................................   2,200     80,877
    AOI TYO Holdings, Inc............................................  10,554     62,795
    AOKI Holdings, Inc...............................................  19,000    193,304
    Aomori Bank, Ltd. (The)..........................................   9,000    240,710
    Aoyama Trading Co., Ltd..........................................  20,500    360,689
#   Aoyama Zaisan Networks Co., Ltd..................................   2,900     43,652
    Aozora Bank, Ltd.................................................  39,100  1,003,242
    Apaman Co., Ltd..................................................   3,400     28,489
    Arakawa Chemical Industries, Ltd.................................   8,300    121,597
    Arata Corp.......................................................   4,800    179,949
    Arcland Sakamoto Co., Ltd........................................  13,400    158,069
    Arcland Service Holdings Co., Ltd................................   5,000     88,851
    Arcs Co., Ltd....................................................  18,900    379,264
    Arealink Co., Ltd................................................   3,200     34,554
    Ariake Japan Co., Ltd............................................   4,300    333,800
#*  Arrk Corp........................................................  11,700     10,222
    Artnature, Inc...................................................  11,000     73,069
    ArtSpark Holdings, Inc...........................................   2,900     17,043
    As One Corp......................................................   2,400    200,684
    Asahi Broadcasting Group Holdings Corp...........................   3,800     26,065
    Asahi Co., Ltd...................................................   5,800     64,326
    Asahi Diamond Industrial Co., Ltd................................  26,700    166,106
    Asahi Group Holdings, Ltd........................................  33,300  1,667,578
    Asahi Holdings, Inc..............................................  19,700    458,623
    Asahi Intecc Co., Ltd............................................  28,200    775,934
    Asahi Kasei Corp................................................. 342,000  3,796,658
    Asahi Kogyosha Co., Ltd..........................................   1,900     57,529
    Asahi Net, Inc...................................................   4,300     26,621
    Asahi Yukizai Corp...............................................   6,100     86,064
    Asante, Inc......................................................   2,700     52,150
    Asanuma Corp.....................................................   3,600    135,436
    Asax Co., Ltd....................................................     300      1,747
    Ashimori Industry Co., Ltd.......................................   3,300     45,498
    Asia Pile Holdings Corp..........................................  11,800     63,794
    Asics Corp.......................................................  24,700    424,057
    ASKA Pharmaceutical Co., Ltd.....................................  17,000    200,036
    ASKUL Corp.......................................................   3,300     90,648
    Astellas Pharma, Inc............................................. 154,400  2,649,919
#   Asti Corp........................................................     800     13,356
    Asukanet Co., Ltd................................................   3,100     39,936
    Ateam, Inc.......................................................   3,800     37,109
#   Atom Corp........................................................  34,300    316,516
*   Atrae, Inc.......................................................   2,100     61,863
    Autobacs Seven Co., Ltd..........................................  20,100    331,813
    Avant Corp.......................................................   1,200     26,265
    Avex, Inc........................................................  19,000    231,151
    Awa Bank, Ltd. (The).............................................  17,500    416,755
    Axial Retailing, Inc.............................................   9,600    371,132
    Azbil Corp.......................................................  22,800    634,459
    Bandai Namco Holdings, Inc.......................................  20,900  1,285,123
    Bando Chemical Industries, Ltd...................................  15,300    129,865
    Bank of Iwate, Ltd. (The)........................................   6,500    169,420
    Bank of Kochi, Ltd. (The)........................................   2,800     21,457
    Bank of Kyoto, Ltd. (The)........................................  17,000    672,869
    Bank of Nagoya, Ltd. (The).......................................   5,900    174,205

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Bank of Okinawa, Ltd. (The)...................................... 10,080 $  344,203
    Bank of Saga, Ltd. (The)......................................... 12,101    179,861
    Bank of the Ryukyus, Ltd......................................... 20,200    219,735
    Baroque Japan, Ltd...............................................  8,400     72,529
    BayCurrent Consulting, Inc....................................... 11,300    569,698
    Belc Co., Ltd....................................................  6,000    288,579
    Bell System24 Holdings, Inc...................................... 16,300    266,238
    Belluna Co., Ltd................................................. 24,300    158,862
    Benefit One, Inc................................................. 18,400    372,461
    Benesse Holdings, Inc............................................  6,800    182,034
*   Bengo4.com, Inc..................................................  2,400    111,122
    Bic Camera, Inc.................................................. 33,600    366,847
    Biofermin Pharmaceutical Co., Ltd................................  1,700     35,425
    BML, Inc.........................................................  9,100    266,939
#   Bookoff Group Holdings, Ltd......................................  3,500     37,726
    BP Castrol K.K...................................................  3,500     48,455
#   Br Holdings Corp.................................................  6,300     28,960
    Bridgestone Corp................................................. 91,400  3,797,661
    Broadleaf Co., Ltd............................................... 31,200    175,291
#   BRONCO BILLY Co., Ltd............................................  2,000     50,012
    Brother Industries, Ltd.......................................... 74,000  1,390,758
    Bunka Shutter Co., Ltd........................................... 25,000    217,000
    Business Brain Showa-Ota, Inc....................................    700     17,867
    C Uyemura & Co., Ltd.............................................  1,200     74,278
    Calbee, Inc......................................................  7,900    264,063
    Can Do Co., Ltd..................................................  5,100     75,382
    Canon Electronics, Inc...........................................  9,800    183,473
    Canon Marketing Japan, Inc....................................... 16,100    340,639
    Canon, Inc....................................................... 46,100  1,264,971
    Capcom Co., Ltd.................................................. 27,600    651,460
    Career Design Center Co., Ltd....................................  1,300     17,133
    Carlit Holdings Co., Ltd.........................................  8,000     46,371
    Casio Computer Co., Ltd.......................................... 47,600    772,718
    Cawachi, Ltd.....................................................  7,600    155,039
    CDS Co., Ltd.....................................................  1,300     16,947
    Central Glass Co., Ltd........................................... 20,300    489,301
    Central Japan Railway Co.........................................  6,800  1,394,911
    Central Security Patrols Co., Ltd................................  1,900    111,373
    Central Sports Co., Ltd..........................................  3,500    105,738
    Charm Care Corp. KK..............................................    700     14,199
    Chiba Bank, Ltd. (The)........................................... 99,100    538,643
    Chiba Kogyo Bank, Ltd. (The)..................................... 29,200     85,337
    Chikaranomoto Holdings Co., Ltd..................................  1,400     10,893
    Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........  6,000     78,700
    CHIMNEY Co., Ltd.................................................  1,100     24,587
    Chino Corp.......................................................  2,200     29,248
    Chiyoda Co., Ltd.................................................  6,000     88,913
    Chodai Co., Ltd..................................................  1,200     14,602
    Chori Co., Ltd...................................................  4,400     77,071
    Chubu Electric Power Co., Inc.................................... 35,600    534,080
    Chubu Shiryo Co., Ltd............................................ 10,400    121,376
    Chuetsu Pulp & Paper Co., Ltd.................................... 16,100    247,069
    Chugai Pharmaceutical Co., Ltd...................................  1,500    126,234
    Chugai Ro Co., Ltd...............................................  2,700     41,823
    Chugoku Bank, Ltd. (The)......................................... 48,600    474,913
#   Chugoku Electric Power Co., Inc. (The)........................... 39,000    519,549
    Chugoku Marine Paints, Ltd....................................... 21,600    208,837
    Chukyo Bank, Ltd. (The)..........................................  5,800    117,612
    CI Takiron Corp.................................................. 19,000    114,441

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Citizen Watch Co., Ltd........................................... 145,200 $  771,964
    CKD Corp.........................................................  27,800    390,285
    CK-San-Etsu Co., Ltd.............................................     800     21,726
    Cleanup Corp.....................................................   9,900     53,010
    CMIC Holdings Co., Ltd...........................................   7,700    128,997
    CMK Corp.........................................................  26,100    158,120
    Coca-Cola Bottlers Japan Holdings, Inc...........................  15,613    354,490
    cocokara fine, Inc...............................................   5,900    325,318
    Coco's Japan Co., Ltd............................................   1,100     13,748
    Colowide Co., Ltd................................................  23,500    455,678
    Computer Engineering & Consulting, Ltd...........................  12,800    232,416
    COMSYS Holdings Corp.............................................  21,000    619,524
    Comture Corp.....................................................   8,200    155,865
    Concordia Financial Group, Ltd................................... 189,424    772,458
    CONEXIO Corp.....................................................  12,800    177,012
*   COOKPAD, Inc.....................................................   9,700     29,199
#   Core Corp........................................................   1,100     14,494
#   Cosel Co., Ltd...................................................   8,500     93,280
    Cosmo Energy Holdings Co., Ltd...................................  35,400    757,007
    Cosmos Initia Co., Ltd...........................................   2,200     15,461
    Cosmos Pharmaceutical Corp.......................................   3,000    619,533
    CRE, Inc.........................................................   5,100     48,733
    Create Medic Co., Ltd............................................   2,900     28,296
    Create Restaurants Holdings, Inc.................................  15,700    269,603
    Create SD Holdings Co., Ltd......................................  13,600    336,957
    Credit Saison Co., Ltd...........................................  52,100    754,446
    Creek & River Co., Ltd...........................................   2,500     26,402
    Cresco, Ltd......................................................   2,000     63,615
    CTI Engineering Co., Ltd.........................................   5,800     97,642
    CTS Co., Ltd.....................................................   9,600     69,615
    Cube System, Inc.................................................   1,400     10,211
    CyberAgent, Inc..................................................  16,200    526,525
    Cybernet Systems Co., Ltd........................................   2,100     13,725
    Cybozu, Inc......................................................   5,400     55,344
    Dai Nippon Printing Co., Ltd.....................................  36,600    977,531
    Dai Nippon Toryo Co., Ltd........................................  11,300    114,474
    Daibiru Corp.....................................................   8,900     98,817
    Daicel Corp...................................................... 125,800  1,124,581
    Dai-Dan Co., Ltd.................................................   6,400    148,258
    Daido Kogyo Co., Ltd.............................................   3,211     26,036
    Daido Metal Co., Ltd.............................................  20,900    132,580
    Daido Steel Co., Ltd.............................................  14,800    645,843
    Daifuku Co., Ltd.................................................  22,700  1,204,501
    Daihatsu Diesel Manufacturing Co., Ltd...........................   6,400     36,384
    Daihen Corp......................................................   8,800    275,792
    Daiho Corp.......................................................   8,800    248,623
    Dai-Ichi Cutter Kogyo K.K........................................   1,000     17,231
    Daiichi Jitsugyo Co., Ltd........................................   4,000    129,116
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................  11,600     90,704
    Dai-ichi Life Holdings, Inc...................................... 106,200  1,730,997
    Daiichi Sankyo Co., Ltd..........................................   6,200    407,673
#   Dai-ichi Seiko Co., Ltd..........................................   3,500     86,812
    Daiichikosho Co., Ltd............................................  13,300    632,246
    Daiken Corp......................................................   6,500    117,060
    Daiken Medical Co., Ltd..........................................   4,400     21,622
    Daiki Aluminium Industry Co., Ltd................................  14,600     97,530
#   Daiki Axis Co., Ltd..............................................   1,200     10,541
    Daikin Industries, Ltd...........................................  11,700  1,637,527
    Daikoku Denki Co., Ltd...........................................   5,500     77,903

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CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Daikokutenbussan Co., Ltd........................................   4,100 $  127,917
    Daikyonishikawa Corp.............................................  28,300    217,417
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........   6,200    186,581
    Daio Paper Corp..................................................  35,900    478,537
    Daiohs Corp......................................................   2,300     28,274
    Daiseki Co., Ltd.................................................  11,600    336,970
    Daiseki Eco. Solution Co., Ltd...................................   3,240     26,792
    Daishi Hokuetsu Financial Group, Inc.............................  16,850    427,013
    Daishinku Corp...................................................   2,900     28,971
    Daisue Construction Co., Ltd.....................................   3,600     32,537
    Daito Bank, Ltd. (The)...........................................   2,000     11,026
    Daito Pharmaceutical Co., Ltd....................................   6,880    207,175
    Daito Trust Construction Co., Ltd................................  12,300  1,630,001
    Daitron Co., Ltd.................................................   3,600     48,722
    Daiwa House Industry Co., Ltd.................................... 107,900  3,714,467
    Daiwa Securities Group, Inc...................................... 279,300  1,255,398
    Daiwabo Holdings Co., Ltd........................................  11,100    485,027
#   DCM Holdings Co., Ltd............................................  50,100    495,950
    DD Holdings Co., Ltd.............................................   5,600     82,932
*   DDS, Inc.........................................................   2,900      8,932
#   Dear Life Co., Ltd...............................................  11,100     52,995
    Delica Foods Holdings Co., Ltd...................................   2,600     16,606
    Denka Co., Ltd...................................................  42,500  1,226,493
    Denso Corp.......................................................  25,900  1,202,535
    Dentsu, Inc......................................................  28,300  1,011,718
    Denyo Co., Ltd...................................................   6,700    117,545
    Descente, Ltd....................................................   5,800     74,343
    Dexerials Corp...................................................  37,800    333,676
    DIC Corp.........................................................  40,900  1,171,585
    Digital Arts, Inc................................................   4,400    258,358
    Digital Garage, Inc..............................................   3,700    121,118
#   Digital Hearts Holdings Co., Ltd.................................   5,100     42,199
    Digital Information Technologies Corp............................   2,000     30,465
#   Dip Corp.........................................................  12,300    333,875
    Disco Corp.......................................................   3,300    720,183
#   DKK-Toa Corp.....................................................   1,800     13,950
    DKS Co., Ltd.....................................................   5,000    162,298
#   DMG Mori Co., Ltd................................................  42,900    694,558
    Doshisha Co., Ltd................................................  11,900    188,583
    Doutor Nichires Holdings Co., Ltd................................   9,900    198,242
    Dowa Holdings Co., Ltd...........................................  27,900    963,224
*   Drecom Co., Ltd..................................................   2,400     16,515
    DTS Corp.........................................................  18,800    398,154
    Dvx, Inc.........................................................   2,900     25,645
    DyDo Group Holdings, Inc.........................................   4,700    195,932
    Dynic Corp.......................................................   2,100     15,146
    Eagle Industry Co., Ltd..........................................  14,900    149,635
    Earth Corp.......................................................   2,100    110,842
    East Japan Railway Co............................................  14,400  1,307,246
    Ebara Corp.......................................................  35,400  1,047,355
    Ebara Foods Industry, Inc........................................   2,400     48,098
    Ebara Jitsugyo Co., Ltd..........................................   2,200     43,865
    Ebase Co., Ltd...................................................   1,100     11,995
    Eco's Co., Ltd...................................................   4,300     65,416
#   EDION Corp.......................................................  39,200    389,575
    EF-ON, Inc.......................................................  10,080     67,838
    eGuarantee, Inc..................................................   8,000    112,146
#*  E-Guardian, Inc..................................................   2,900     46,028
    Ehime Bank, Ltd. (The)...........................................  15,400    162,782

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T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Eidai Co., Ltd................................................... 16,800 $   54,667
    Eiken Chemical Co., Ltd.......................................... 12,400    200,102
    Eisai Co., Ltd...................................................  5,400    390,901
    Eizo Corp........................................................  5,300    197,114
    Elan Corp........................................................  3,400     53,911
    Elecom Co., Ltd..................................................  7,400    287,351
    Electric Power Development Co., Ltd..............................  8,500    206,384
    Elematec Corp....................................................  9,104     87,575
#   EM Systems Co., Ltd..............................................  8,900    168,457
    Endo Lighting Corp............................................... 10,900     68,687
#*  Enigmo, Inc......................................................  8,600     75,756
    en-japan, Inc.................................................... 12,600    533,305
    Enomoto Co., Ltd.................................................  2,700     29,212
    Enplas Corp......................................................  2,300     73,798
#   Enshu, Ltd.......................................................  1,800     19,898
    EPS Holdings, Inc................................................ 15,900    193,881
    eRex Co., Ltd.................................................... 10,600    144,234
    ES-Con Japan, Ltd................................................ 23,400    190,334
    ESCRIT, Inc......................................................  4,700     36,275
#*  Escrow Agent Japan, Inc..........................................  6,800     14,401
    Eslead Corp......................................................  3,600     67,505
    ESPEC Corp.......................................................  4,400     79,446
    Excel Co., Ltd...................................................  3,500     40,485
    Exedy Corp....................................................... 15,500    365,097
    Ezaki Glico Co., Ltd.............................................  2,200    102,088
    F@N Communications, Inc.......................................... 20,800    100,431
    FALCO HOLDINGS Co., Ltd..........................................  4,600     71,846
    FamilyMart Co., Ltd.............................................. 11,980    297,178
    FANUC Corp.......................................................  2,700    532,573
    Fast Retailing Co., Ltd..........................................  5,900  3,638,481
    FCC Co., Ltd..................................................... 24,400    504,844
*   FDK Corp.........................................................  3,100     22,651
    Feed One Co., Ltd................................................ 44,980     70,430
    Ferrotec Holdings Corp........................................... 22,300    221,172
*   FFRI, Inc........................................................  1,000     26,066
    FIDEA Holdings Co., Ltd.......................................... 76,000     91,728
    Fields Corp......................................................  7,100     35,580
#   Financial Products Group Co., Ltd................................ 24,600    249,322
    FINDEX, Inc......................................................  4,200     39,311
#   First Bank of Toyama, Ltd. (The).................................  7,300     22,542
#   First Brothers Co., Ltd..........................................  2,700     30,366
    First Juken Co., Ltd.............................................  3,300     40,828
#   Fixstars Corp....................................................  6,000     89,910
#   FJ Next Co., Ltd.................................................  6,300     65,460
    Focus Systems Corp...............................................  1,500     12,311
#   Forval Corp......................................................  3,700     34,352
    Foster Electric Co., Ltd......................................... 12,700    227,054
    FP Corp..........................................................  9,700    602,252
    France Bed Holdings Co., Ltd..................................... 11,700    109,517
#   Freebit Co., Ltd.................................................  5,200     41,706
#   Freund Corp......................................................  2,400     16,669
    Fronteo, Inc.....................................................  3,800     11,142
    F-Tech, Inc......................................................  6,600     46,798
    FTGroup Co., Ltd.................................................  4,600     60,599
    Fudo Tetra Corp.................................................. 10,550    147,796
    Fuji Co., Ltd....................................................  8,900    160,135
    Fuji Corp........................................................ 24,100    400,187
#   Fuji Corp........................................................  3,400     69,364
    Fuji Corp., Ltd.................................................. 11,200     74,108

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Fuji Die Co., Ltd................................................   3,700 $   22,661
    Fuji Electric Co., Ltd...........................................  31,400    997,943
    Fuji Furukawa Engineering & Construction Co., Ltd................     200      3,643
#   Fuji Kyuko Co., Ltd..............................................   7,200    287,659
    Fuji Oil Co., Ltd................................................  31,900     75,582
    Fuji Oil Holdings, Inc...........................................  14,000    421,057
    Fuji Pharma Co., Ltd.............................................   6,200     81,841
    Fuji Seal International, Inc.....................................  20,000    496,794
    Fuji Soft, Inc...................................................   1,400     60,985
    Fujibo Holdings, Inc.............................................   4,500    141,365
    Fujicco Co., Ltd.................................................   5,200     94,705
    FUJIFILM Holdings Corp...........................................  15,800    693,655
    Fujikura Composites, Inc.........................................  10,700     43,971
    Fujikura Kasei Co., Ltd..........................................  10,700     55,709
    Fujikura, Ltd.................................................... 162,500    754,011
    Fujimak Corp.....................................................   1,400     10,418
    Fujimi, Inc......................................................     700     18,247
    Fujimori Kogyo Co., Ltd..........................................   8,000    282,849
    Fujio Food System Co., Ltd.......................................   1,700     48,655
#   Fujisash Co., Ltd................................................  55,900     44,198
    Fujita Kanko, Inc................................................   5,000    133,534
    Fujitec Co., Ltd.................................................  13,000    189,116
    Fujitsu Frontech, Ltd............................................   5,600     49,576
    Fujitsu General, Ltd.............................................  25,200    454,879
    Fujitsu, Ltd.....................................................  23,850  2,113,802
    Fujiya Co., Ltd..................................................   2,400     46,552
    FuKoKu Co., Ltd..................................................   6,500     43,605
    Fukuda Corp......................................................   2,400    103,630
    Fukuda Denshi Co., Ltd...........................................   1,500     96,846
    Fukui Bank, Ltd. (The)...........................................   8,800    125,078
    Fukui Computer Holdings, Inc.....................................   2,300     61,481
    Fukuoka Financial Group, Inc.....................................  56,880  1,096,495
    Fukushima Bank, Ltd. (The).......................................  12,000     24,860
    Fukushima Industries Corp........................................   6,400    200,791
    Fukuyama Transporting Co., Ltd...................................   9,400    337,174
    Full Speed, Inc..................................................   1,400      6,322
    FULLCAST Holdings Co., Ltd.......................................   6,800    141,602
    Funai Soken Holdings, Inc........................................  10,660    256,841
    Furukawa Battery Co., Ltd. (The).................................   7,400     45,770
    Furukawa Co., Ltd................................................  13,100    187,660
    Furukawa Electric Co., Ltd.......................................  41,500  1,159,980
    Furuno Electric Co., Ltd.........................................   9,500     98,194
    Furusato Industries, Ltd.........................................   4,400     66,973
    Furyu Corp.......................................................   7,700     69,466
    Fuso Chemical Co., Ltd...........................................  11,800    304,557
    Fuso Pharmaceutical Industries, Ltd..............................   3,000     61,009
    Futaba Industrial Co., Ltd.......................................  36,800    260,186
    Future Corp......................................................  15,100    246,474
    Fuyo General Lease Co., Ltd......................................  11,600    756,072
    G-7 Holdings, Inc................................................   4,000    140,333
    Gakken Holdings Co., Ltd.........................................   1,500     82,260
#   Gakkyusha Co., Ltd...............................................   1,500     17,728
    GCA Corp.........................................................   6,600     52,778
    Gecoss Corp......................................................   7,400     64,567
    Genki Sushi Co., Ltd.............................................   1,800     46,192
    Genky DrugStores Co., Ltd........................................   6,000    134,284
    Geo Holdings Corp................................................  20,300    252,979
    Geostr Corp......................................................   6,900     26,530
    Gfoot Co., Ltd...................................................   6,100     34,947

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CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Giken, Ltd.......................................................   6,500 $  241,510
    GL Sciences, Inc.................................................   2,400     32,853
    Global, Ltd. (The)...............................................   3,300     15,312
    GLOBERIDE, Inc...................................................   6,200    158,217
    Glory, Ltd.......................................................  24,400    718,398
    Glosel Co., Ltd..................................................   8,500     34,693
#   GMO Cloud K.K....................................................   1,300     32,394
    GMO Financial Holdings, Inc......................................  12,300     67,777
    GMO internet, Inc................................................  25,000    420,121
#   GMO Payment Gateway, Inc.........................................   7,600    560,113
    Godo Steel, Ltd..................................................   5,700    123,186
    Gokurakuyu Holdings Co., Ltd.....................................   6,900     33,880
    Goldcrest Co., Ltd...............................................   8,910    184,053
    Goldwin, Inc.....................................................   5,200    398,164
    Golf Digest Online, Inc..........................................   6,700     43,480
    Grandy House Corp................................................   7,600     34,626
    Greens Co., Ltd..................................................   2,500     31,028
    GS Yuasa Corp....................................................  38,600    703,688
    GSI Creos Corp...................................................   2,900     29,954
    G-Tekt Corp......................................................  11,000    189,643
    GungHo Online Entertainment, Inc.................................  10,250    221,999
    Gunma Bank, Ltd. (The)........................................... 115,200    387,665
#*  Gunosy, Inc......................................................   3,100     50,853
    Gunze, Ltd.......................................................   7,100    308,932
    Gurunavi, Inc....................................................  21,300    187,191
    H2O Retailing Corp...............................................  39,625    449,408
#   HABA Laboratories, Inc...........................................   1,500    108,347
    Hachijuni Bank, Ltd. (The)....................................... 105,600    454,255
#   Hagihara Industries, Inc.........................................   3,600     54,091
    Hagiwara Electric Holdings Co., Ltd..............................   3,200     85,696
    Hakudo Co., Ltd..................................................   5,000     63,544
    Hakuhodo DY Holdings, Inc........................................  37,500    559,602
    Hakuto Co., Ltd..................................................   6,600     78,858
    Halows Co., Ltd..................................................   3,100     75,997
    Hamakyorex Co., Ltd..............................................   9,000    307,086
    Hamamatsu Photonics KK...........................................  10,100    392,175
#   Handsman Co., Ltd................................................   1,000     11,490
    Hankyu Hanshin Holdings, Inc.....................................  37,800  1,512,642
    Hanwa Co., Ltd...................................................  18,100    527,316
    Happinet Corp....................................................   8,600    108,503
    Harada Industry Co., Ltd.........................................   4,200     35,644
    Hard Off Corp. Co., Ltd..........................................   3,900     28,368
    Harima Chemicals Group, Inc......................................   6,500     72,472
#   Harmonic Drive Systems, Inc......................................   3,100    143,768
    Haruyama Holdings, Inc...........................................   4,000     30,608
    Haseko Corp...................................................... 132,600  1,711,120
    Havix Corp.......................................................   1,800     11,770
    Hayashikane Sangyo Co., Ltd......................................   3,600     24,228
    Hazama Ando Corp................................................. 103,720    803,633
    Heiwa Corp.......................................................  22,000    452,819
    Heiwa Real Estate Co., Ltd.......................................  13,700    330,429
    Heiwado Co., Ltd.................................................  15,800    292,713
    Helios Techno Holdings Co., Ltd..................................  12,400     70,605
    Hibino Corp......................................................   2,100     46,114
    Hiday Hidaka Corp................................................   7,881    154,105
    Hikari Tsushin, Inc..............................................   4,000    876,787
    Hino Motors, Ltd.................................................  95,600    903,832
    Hinokiya Group Co., Ltd..........................................   4,500     86,382
    Hioki EE Corp....................................................   2,200     77,036

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Hirakawa Hewtech Corp............................................   4,300 $   47,076
#   Hiramatsu, Inc...................................................  11,000     32,324
    Hirano Tecseed Co., Ltd..........................................   1,400     20,252
    Hirata Corp......................................................   4,800    336,745
    Hirose Electric Co., Ltd.........................................     735     92,588
    Hiroshima Bank, Ltd. (The)....................................... 113,200    577,020
    Hiroshima Gas Co., Ltd...........................................  14,400     48,203
#   HIS Co., Ltd.....................................................  16,500    428,188
    Hisamitsu Pharmaceutical Co., Inc................................     300     13,962
    Hitachi Capital Corp.............................................  35,100    786,528
    Hitachi Chemical Co., Ltd........................................  10,700    352,242
    Hitachi Construction Machinery Co., Ltd..........................  30,800    795,015
    Hitachi High-Technologies Corp...................................   7,600    472,840
    Hitachi Metals, Ltd..............................................  48,410    607,560
    Hitachi Transport System, Ltd....................................  20,000    569,255
    Hitachi Zosen Corp...............................................  72,500    244,984
    Hitachi, Ltd.....................................................  99,800  3,724,780
    Hito Communications Holdings, Inc................................   3,400     52,155
    Hochiki Corp.....................................................   8,900    124,303
    Hodogaya Chemical Co., Ltd.......................................   2,800    105,457
    Hogy Medical Co., Ltd............................................   7,000    233,591
    Hokkaido Electric Power Co., Inc.................................  60,000    314,915
    Hokkaido Gas Co., Ltd............................................   4,400     66,087
    Hokkan Holdings, Ltd.............................................   4,700     75,785
    Hokko Chemical Industry Co., Ltd.................................   9,200     50,889
    Hokkoku Bank, Ltd. (The).........................................  10,800    303,529
    Hokuetsu Corp....................................................  66,900    340,708
    Hokuetsu Industries Co., Ltd.....................................  13,700    161,152
    Hokuhoku Financial Group, Inc....................................  55,900    546,805
    Hokuriku Electric Industry Co., Ltd..............................   4,100     43,960
*   Hokuriku Electric Power Co.......................................  54,400    387,723
    Hokuriku Electrical Construction Co., Ltd........................   3,900     35,490
    Hokuto Corp......................................................   8,300    149,341
#   Honda Motor Co., Ltd., Sponsored ADR.............................  37,467  1,010,485
    Honda Motor Co., Ltd............................................. 249,900  6,760,789
    Honda Tsushin Kogyo Co., Ltd.....................................   8,200     39,761
    H-One Co., Ltd...................................................  10,200     68,899
    Honeys Holdings Co., Ltd.........................................   9,100    114,565
    Honshu Chemical Industry Co., Ltd................................   2,600     29,693
    Hoosiers Holdings................................................  16,300    101,630
    Horiba, Ltd......................................................  16,600  1,120,182
    Hoshizaki Corp...................................................   4,100    348,509
    Hosiden Corp.....................................................  27,400    287,841
    Hosokawa Micron Corp.............................................   4,500    163,621
*   Hotland Co., Ltd.................................................   2,900     32,317
    House Foods Group, Inc...........................................   2,800    106,126
    Howa Machinery, Ltd..............................................   6,400     43,950
    Hoya Corp........................................................  38,800  3,429,036
    HUB Co., Ltd.....................................................     900      8,749
    Hulic Co., Ltd...................................................  20,496    222,520
    Hyakugo Bank, Ltd. (The)......................................... 102,000    328,319
    Hyakujushi Bank, Ltd. (The)......................................  10,300    214,053
#   I K K, Inc.......................................................   5,400     35,235
    Ibiden Co., Ltd..................................................  37,400    863,593
    IBJ, Inc.........................................................   5,600     50,889
    Ichibanya Co., Ltd...............................................   3,500    163,639
    Ichigo, Inc...................................................... 129,300    514,988
    Ichiken Co., Ltd.................................................   3,500     55,598
    Ichikoh Industries, Ltd..........................................  24,000    190,888

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Ichinen Holdings Co., Ltd........................................  13,300 $  161,305
    Ichiyoshi Securities Co., Ltd....................................  23,900    154,278
    ID Holdings Corp.................................................   3,200     39,869
    Idec Corp........................................................   8,500    172,657
    Idemitsu Kosan Co., Ltd..........................................  77,541  2,279,339
    IDOM, Inc........................................................  46,100    194,930
    Ihara Science Corp...............................................   3,600     48,872
    IHI Corp.........................................................  59,800  1,473,659
    Iida Group Holdings Co., Ltd.....................................  26,616    443,349
    Iino Kaiun Kaisha, Ltd...........................................  42,200    141,706
    IJTT Co., Ltd....................................................  10,900     54,090
    Ikegami Tsushinki Co., Ltd.......................................   3,300     34,740
    Imagica Group, Inc...............................................   3,700     19,312
    Imasen Electric Industrial.......................................   8,200     70,968
    Imuraya Group Co., Ltd...........................................   1,500     28,463
    Inaba Denki Sangyo Co., Ltd......................................   5,300    243,475
    Inaba Seisakusho Co., Ltd........................................   4,100     55,471
    Inabata & Co., Ltd...............................................  22,000    288,022
    Inageya Co., Ltd.................................................   2,600     34,860
    Ines Corp........................................................   8,100     91,131
    I-Net Corp.......................................................   7,230     93,036
    Infocom Corp.....................................................  13,800    287,900
    Infomart Corp....................................................  34,000    511,892
    Information Services International-Dentsu, Ltd...................   5,400    187,500
    Innotech Corp....................................................   9,600     83,882
    Inpex Corp.......................................................  35,800    330,952
    Intage Holdings, Inc.............................................  18,500    164,803
    Intelligent Wave, Inc............................................   1,900     13,297
    Internet Initiative Japan, Inc...................................  17,300    410,217
#   Inui Global Logistics Co., Ltd...................................   4,700     50,813
    I-O Data Device, Inc.............................................   4,000     33,896
    IR Japan Holdings, Ltd...........................................   3,200    105,498
    Iriso Electronics Co., Ltd.......................................  11,400    563,643
#   I'rom Group Co., Ltd.............................................     800     11,420
    ISB Corp.........................................................     900     13,535
    Iseki & Co., Ltd.................................................   9,500    144,485
#   Isetan Mitsukoshi Holdings, Ltd.................................. 110,100    878,066
    Ishihara Sangyo Kaisha, Ltd......................................  16,100    166,215
    Ishizuka Glass Co., Ltd..........................................   1,100     21,879
#*  Istyle, Inc......................................................  11,200     76,901
    Isuzu Motors, Ltd................................................ 153,200  1,780,170
    Itfor, Inc.......................................................   5,100     41,724
#   Ito En, Ltd......................................................   9,800    477,670
    ITOCHU Corp......................................................  59,800  1,250,291
    Itochu Enex Co., Ltd.............................................  26,300    219,762
    Itochu Techno-Solutions Corp.....................................  17,700    476,675
    Itochu-Shokuhin Co., Ltd.........................................   2,500    120,674
    Itoham Yonekyu Holdings, Inc.....................................  58,268    375,568
    Itoki Corp.......................................................  15,800     72,355
#*  Itokuro, Inc.....................................................   1,300     21,378
    IwaiCosmo Holdings, Inc..........................................  10,200    110,455
    Iwaki & Co., Ltd.................................................  15,000     63,309
    Iwaki Co., Ltd...................................................   1,300     12,496
    Iwasaki Electric Co., Ltd........................................   3,700     48,195
    Iwatani Corp.....................................................  22,900    794,100
    Iyo Bank, Ltd. (The).............................................  84,843    448,289
    Izumi Co., Ltd...................................................  12,400    466,468
    J Front Retailing Co., Ltd.......................................  74,100    942,247
#   J Trust Co., Ltd.................................................  31,400    112,825

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    JAC Recruitment Co., Ltd.........................................   6,200 $  116,930
    Jaccs Co., Ltd...................................................  11,800    266,337
    Jalux, Inc.......................................................   3,000     69,746
    Jamco Corp.......................................................   5,300     72,048
    Janome Sewing Machine Co., Ltd...................................   8,100     30,950
    Japan Airlines Co., Ltd..........................................  19,900    620,126
#   Japan Airport Terminal Co., Ltd..................................   7,200    355,655
    Japan Asia Group, Ltd............................................   9,300     31,393
*   Japan Asset Marketing Co., Ltd...................................  40,100     30,392
    Japan Aviation Electronics Industry, Ltd.........................  31,000    577,493
    Japan Best Rescue System Co., Ltd................................   5,100     52,228
    Japan Cash Machine Co., Ltd......................................   8,200     73,317
#*  Japan Display, Inc............................................... 974,700    569,487
    Japan Electronic Materials Corp..................................   3,000     19,833
    Japan Exchange Group, Inc........................................  78,700  1,299,219
    Japan Investment Adviser Co., Ltd................................   3,700     69,325
    Japan Lifeline Co., Ltd..........................................  22,600    348,380
    Japan Material Co., Ltd..........................................  22,600    316,341
    Japan Meat Co., Ltd..............................................   5,600    114,547
    Japan Medical Dynamic Marketing, Inc.............................  10,700    185,497
    Japan Oil Transportation Co., Ltd................................   1,600     41,674
    Japan Post Holdings Co., Ltd..................................... 155,100  1,423,699
    Japan Property Management Center Co., Ltd........................   4,900     66,552
    Japan Pulp & Paper Co., Ltd......................................   4,600    177,057
    Japan Securities Finance Co., Ltd................................  49,600    238,648
    Japan Steel Works, Ltd. (The)....................................  43,600    918,758
    Japan Tobacco, Inc............................................... 114,900  2,597,051
    Japan Transcity Corp.............................................  16,800     86,247
    Japan Wool Textile Co., Ltd. (The)...............................  24,300    238,881
    JBCC Holdings, Inc...............................................   3,900     64,971
    JCU Corp.........................................................  15,700    384,717
    Jeol, Ltd........................................................  14,500    384,291
    JFE Holdings, Inc................................................ 102,032  1,276,179
#   JFLA Holdings, Inc...............................................   5,500     20,460
    JGC Holdings Corp................................................  64,700    935,784
*   JIG-SAW, Inc.....................................................     900     37,121
    Jimoto Holdings, Inc.............................................  49,800     47,696
    JINS Holdings, Inc...............................................   4,900    306,142
    JK Holdings Co., Ltd.............................................   5,200     27,558
    JMS Co., Ltd.....................................................   9,200     57,294
#   Joban Kosan Co., Ltd.............................................   2,900     47,003
    J-Oil Mills, Inc.................................................   4,900    206,038
    Joshin Denki Co., Ltd............................................   8,000    160,411
    JP-Holdings, Inc.................................................  16,300     43,227
    JSB Co., Ltd.....................................................     200      9,808
    JSP Corp.........................................................   6,200    114,921
    JSR Corp.........................................................  48,200    904,894
    JTEKT Corp.......................................................  87,500  1,116,009
    Juki Corp........................................................  19,400    174,988
    Juroku Bank, Ltd. (The)..........................................  14,600    334,112
    Justsystems Corp.................................................   8,400    345,378
    JVCKenwood Corp..................................................  82,500    240,464
    JXTG Holdings, Inc............................................... 722,168  3,375,586
    Kadoya Sesame Mills, Inc.........................................     600     21,933
    Kaga Electronics Co., Ltd........................................   8,400    162,823
    Kajima Corp...................................................... 171,300  2,354,103
    Kakaku.com, Inc..................................................  19,300    448,144
    Kaken Pharmaceutical Co., Ltd....................................  15,400    755,042
    Kakiyasu Honten Co., Ltd.........................................   2,300     45,707

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kameda Seika Co., Ltd............................................   4,000 $  179,924
    Kamei Corp.......................................................  10,900    124,444
    Kamigumi Co., Ltd................................................  28,500    644,417
    Kanaden Corp.....................................................   9,000    110,278
    Kanagawa Chuo Kotsu Co., Ltd.....................................   2,500     90,079
    Kanamic Network Co., Ltd.........................................   7,600     43,323
#   Kanamoto Co., Ltd................................................  17,600    470,520
    Kandenko Co., Ltd................................................  39,600    374,432
    Kaneka Corp......................................................  17,800    592,537
    Kaneko Seeds Co., Ltd............................................   2,000     28,110
    Kanematsu Corp...................................................  42,800    521,425
    Kanematsu Electronics, Ltd.......................................   6,200    193,097
    Kansai Electric Power Co., Inc. (The)............................  37,800    440,980
    Kansai Mirai Financial Group, Inc................................  37,123    241,521
    Kansai Paint Co., Ltd............................................  17,000    409,442
    Kansai Super Market, Ltd.........................................   5,200     50,374
    Kanto Denka Kogyo Co., Ltd.......................................  31,300    276,739
    Kao Corp.........................................................  48,600  3,907,374
#   Kappa Create Co., Ltd............................................   2,500     32,278
    Kasai Kogyo Co., Ltd.............................................  15,000    121,404
    Katakura & Co-op Agri Corp.......................................   1,800     20,256
    Kato Sangyo Co., Ltd.............................................   5,700    180,935
    Kato Works Co., Ltd..............................................   4,700     88,899
    KAWADA TECHNOLOGIES, Inc.........................................   1,900    125,235
#   Kawagishi Bridge Works Co., Ltd..................................     800     17,697
    Kawai Musical Instruments Manufacturing Co., Ltd.................   3,000     84,685
    Kawasaki Heavy Industries, Ltd...................................  59,300  1,423,101
#*  Kawasaki Kisen Kaisha, Ltd.......................................  36,700    546,093
    Kawata Manufacturing Co., Ltd....................................   1,100     11,228
    KDDI Corp........................................................ 191,100  5,287,955
    KeePer Technical Laboratory Co., Ltd.............................   1,800     25,522
    Keihan Holdings Co., Ltd.........................................  31,200  1,473,167
    Keihanshin Building Co., Ltd.....................................  12,700    158,830
    Keihin Co., Ltd..................................................   2,900     34,733
    Keihin Corp......................................................  26,000    618,088
    Keikyu Corp......................................................  18,600    370,245
    Keio Corp........................................................   7,000    433,044
    Keisei Electric Railway Co., Ltd.................................   9,500    388,412
    Keiyo Bank, Ltd. (The)...........................................  48,000    301,027
    Keiyo Co., Ltd...................................................  16,200     79,073
    KEL Corp.........................................................   1,500     11,594
    Kenedix, Inc.....................................................  83,800    456,136
    Kenko Mayonnaise Co., Ltd........................................   6,200    146,349
    Kewpie Corp......................................................  28,700    651,409
    Key Coffee, Inc..................................................   2,400     51,725
    Keyence Corp.....................................................   4,004  2,531,715
    KFC Holdings Japan, Ltd..........................................   6,000    128,464
    KFC, Ltd.........................................................     600     10,829
    KH Neochem Co., Ltd..............................................  13,100    319,010
    Kikkoman Corp....................................................   3,900    187,600
#   Kimura Chemical Plants Co., Ltd..................................   2,900     12,056
    Kimura Unity Co., Ltd............................................   2,800     28,639
    King Jim Co., Ltd................................................   1,800     14,606
#*  Kinki Sharyo Co., Ltd. (The).....................................   2,500     36,638
    Kintetsu Department Store Co., Ltd...............................   1,700     54,193
    Kintetsu Group Holdings Co., Ltd.................................  15,800    861,193
    Kintetsu World Express, Inc......................................  22,600    365,494
    Kirin Holdings Co., Ltd..........................................  83,740  1,776,489
    Kirindo Holdings Co., Ltd........................................   4,400     88,078

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Ki-Star Real Estate Co., Ltd.....................................   5,200 $   93,355
    Kitagawa Corp....................................................   4,400     84,903
    Kita-Nippon Bank, Ltd. (The).....................................   3,700     65,252
    Kitano Construction Corp.........................................   1,800     47,146
#   Kitanotatsujin Corp..............................................  22,800    129,783
    Kito Corp........................................................  13,800    209,997
    Kitz Corp........................................................  32,800    223,530
    Kiyo Bank, Ltd. (The)............................................  29,200    450,532
#*  KLab, Inc........................................................  15,600    138,827
*   KNT-CT Holdings Co., Ltd.........................................   1,500     21,104
    Koa Corp.........................................................   8,900    111,842
    Koatsu Gas Kogyo Co., Ltd........................................  10,700     84,686
    Kobayashi Pharmaceutical Co., Ltd................................   5,200    415,792
#   Kobe Bussan Co., Ltd.............................................  20,000    591,815
*   Kobe Electric Railway Co., Ltd...................................   2,600     94,656
    Kobe Steel, Ltd.................................................. 190,700  1,025,303
    Kobelco Eco-Solutions Co., Ltd...................................   1,200     18,898
    Koei Tecmo Holdings Co., Ltd.....................................   2,500     57,686
    Kohnan Shoji Co., Ltd............................................  13,500    313,503
    Kohsoku Corp.....................................................   4,100     48,983
    Koito Manufacturing Co., Ltd.....................................  19,000    993,951
    Kojima Co., Ltd..................................................   9,200     36,243
    Kokusai Co., Ltd.................................................   3,100     20,491
    Kokuyo Co., Ltd..................................................  27,800    407,948
    KOMAIHALTEC, Inc.................................................   1,200     19,291
    Komatsu Matere Co., Ltd..........................................  11,200     86,924
    Komatsu Wall Industry Co., Ltd...................................   3,200     66,804
    Komatsu, Ltd..................................................... 123,900  2,901,107
    KOMEDA Holdings Co., Ltd.........................................  18,300    355,686
    Komehyo Co., Ltd.................................................   3,600     36,488
    Komeri Co., Ltd..................................................  15,100    323,597
    Konaka Co., Ltd..................................................  21,200     82,513
    Konami Holdings Corp.............................................  14,600    640,922
    Kondotec, Inc....................................................   5,800     52,364
    Konica Minolta, Inc.............................................. 161,100  1,182,441
    Konishi Co., Ltd.................................................  12,400    175,033
    Konoike Transport Co., Ltd.......................................  12,500    190,528
    Konoshima Chemical Co., Ltd......................................   4,600     37,248
*   Kosaido Co., Ltd.................................................   5,600     37,492
    Kose Corp........................................................   5,500    975,116
    Kosei Securities Co., Ltd. (The).................................   2,500     14,585
    Koshidaka Holdings Co., Ltd......................................  16,100    233,788
    Kotobuki Spirits Co., Ltd........................................   7,700    529,862
    Kourakuen Holdings Corp..........................................   3,500     65,269
    Krosaki Harima Corp..............................................   2,900    155,387
    KRS Corp.........................................................   3,200     56,815
    K's Holdings Corp................................................  71,020    811,426
    KU Holdings Co., Ltd.............................................   4,600     37,223
    Kubota Corp., Sponsored ADR......................................     371     29,383
    Kubota Corp......................................................  41,700    662,332
    Kumagai Gumi Co., Ltd............................................  17,700    545,693
    Kumiai Chemical Industry Co., Ltd................................  28,170    260,508
    Kura Sushi, Inc..................................................   4,200    176,693
    Kurabo Industries, Ltd...........................................   7,600    174,013
    Kuraray Co., Ltd................................................. 112,500  1,338,447
    Kureha Corp......................................................   8,900    568,833
    Kurimoto, Ltd....................................................   4,300     69,888
    Kurita Water Industries, Ltd.....................................  22,500    647,721
    Kuriyama Holdings Corp...........................................   8,400     64,210

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kushikatsu Tanaka Holdings Co....................................   1,200 $   26,365
    Kusuri no Aoki Holdings Co., Ltd.................................   4,400    328,140
*   KYB Corp.........................................................   9,800    312,971
#   Kyoden Co., Ltd..................................................  11,300     32,349
    Kyodo Printing Co., Ltd..........................................   3,600     91,220
    Kyoei Steel, Ltd.................................................   9,400    171,180
#   Kyokuto Boeki Kaisha, Ltd........................................   2,700     49,398
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................  13,500    180,926
    Kyokuto Securities Co., Ltd......................................  11,900     88,855
    Kyokuyo Co., Ltd.................................................   4,000    107,096
    KYORIN Holdings, Inc.............................................  18,600    325,797
    Kyoritsu Maintenance Co., Ltd....................................  13,920    615,763
    Kyoritsu Printing Co., Ltd.......................................  13,500     20,154
    Kyosan Electric Manufacturing Co., Ltd...........................  20,600     96,652
    Kyowa Electronic Instruments Co., Ltd............................   7,400     29,670
    Kyowa Exeo Corp..................................................  31,274    795,671
    Kyowa Kirin Co., Ltd.............................................   3,600     66,240
    Kyowa Leather Cloth Co., Ltd.....................................   5,300     38,735
    Kyudenko Corp....................................................  15,800    516,291
    Kyushu Electric Power Co., Inc...................................  35,700    356,767
    Kyushu Financial Group, Inc...................................... 110,250    445,011
    Kyushu Railway Co................................................  13,200    436,096
#   LAC Co., Ltd.....................................................   4,700     56,370
    Lacto Japan Co., Ltd.............................................   3,200    104,098
    Land Business Co., Ltd...........................................   1,800     12,572
*   LAND Co., Ltd....................................................  40,400      3,757
    Lasertec Corp....................................................  15,000  1,078,290
    Lawson, Inc......................................................   8,200    452,364
    LEC, Inc.........................................................  12,400    124,822
    Lecip Holdings Corp..............................................   1,500      9,224
#*  Leopalace21 Corp................................................. 152,700    416,638
    Life Corp........................................................  10,600    243,299
*   LIFULL Co., Ltd..................................................  15,600     94,812
    Like Co., Ltd....................................................   2,500     40,835
*   LINE Corp........................................................   1,000     36,787
#   Linical Co., Ltd.................................................   3,300     30,453
#   Link And Motivation, Inc.........................................  11,500     61,632
    Lintec Corp......................................................  18,000    378,050
    Lion Corp........................................................  36,000    753,388
*   Litalico, Inc....................................................   1,300     27,320
    LIXIL Group Corp.................................................  47,800    888,980
    LIXIL VIVA Corp..................................................   9,800    169,444
    Lonseal Corp.....................................................     400      6,153
    Look Holdings, Inc...............................................   3,000     31,262
*   M&A Capital Partners Co., Ltd....................................   2,600    173,308
    M3, Inc..........................................................  44,900  1,075,955
    Mabuchi Motor Co., Ltd...........................................   9,800    397,067
    Macnica Fuji Electronics Holdings, Inc...........................  25,350    429,702
    Macromill, Inc...................................................  22,300    198,613
    Maeda Corp.......................................................  62,000    575,411
#   Maeda Kosen Co., Ltd.............................................  12,000    200,465
    Maeda Road Construction Co., Ltd.................................  22,000    473,293
    Maezawa Industries, Inc..........................................   5,000     17,825
    Makino Milling Machine Co., Ltd..................................  11,300    561,826
    Makita Corp......................................................  11,200    376,666
    Mamezou Holdings Co., Ltd........................................   9,500    155,735
    Mandom Corp......................................................   5,400    149,644
    Mani, Inc........................................................  16,800    443,529
    MarkLines Co., Ltd...............................................   1,700     33,276

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Marubeni Corp.................................................... 146,100 $1,028,263
    Marubun Corp.....................................................   8,900     50,641
    Marudai Food Co., Ltd............................................  10,600    228,338
    Marufuji Sheet Piling Co., Ltd...................................     300      6,162
    Maruha Nichiro Corp..............................................  25,800    670,086
    Marui Group Co., Ltd.............................................  20,300    451,276
    Maruka Corp......................................................   2,500     54,675
#   Marusan Securities Co., Ltd......................................  23,100    111,395
    Maruwa Co., Ltd..................................................   6,000    390,982
#   Maruwa Unyu Kikan Co., Ltd.......................................  10,400    228,628
    Maruyama Manufacturing Co., Inc..................................   1,400     16,380
    Maruzen CHI Holdings Co., Ltd....................................   6,600     22,991
    Maruzen Showa Unyu Co., Ltd......................................   4,900    137,717
    Marvelous, Inc...................................................  14,400    101,635
#   Matching Service Japan Co., Ltd..................................   1,600     19,721
    Matsuda Sangyo Co., Ltd..........................................   5,700     85,659
    Matsui Securities Co., Ltd.......................................  19,700    162,252
    Matsumotokiyoshi Holdings Co., Ltd...............................  21,100    743,231
#   Matsuya Co., Ltd.................................................   3,500     27,075
    Matsuyafoods Holdings Co., Ltd...................................   4,400    165,409
    Max Co., Ltd.....................................................  10,700    196,304
    Maxell Holdings, Ltd.............................................  24,600    339,524
    Maxvalu Tokai Co., Ltd...........................................   3,300     67,483
    Mazda Motor Corp................................................. 134,900  1,238,425
    McDonald's Holdings Co. Japan, Ltd...............................   1,300     65,250
    MCJ Co., Ltd.....................................................  40,300    265,963
    Mebuki Financial Group, Inc...................................... 297,880    756,798
    MEC Co., Ltd.....................................................   6,900    115,661
    Media Do Holdings Co., Ltd.......................................   2,100     65,579
*   Medical Data Vision Co., Ltd.....................................   4,200     43,840
    Medical System Network Co., Ltd..................................  16,100     80,302
    Medipal Holdings Corp............................................  16,300    372,415
#   Medius Holdings Co., Ltd.........................................   4,900     36,359
    Megachips Corp...................................................   9,800    185,505
    Megmilk Snow Brand Co., Ltd......................................  22,000    529,131
    Meidensha Corp...................................................  20,400    391,387
    Meiji Electric Industries Co., Ltd...............................   2,100     28,942
    MEIJI Holdings Co., Ltd..........................................  14,274  1,028,839
    Meiji Shipping Co., Ltd..........................................   7,600     24,365
#   Meiko Electronics Co., Ltd.......................................  15,900    260,769
    Meiko Network Japan Co., Ltd.....................................   4,900     43,530
    Meisei Industrial Co., Ltd.......................................  16,800    133,505
    Meitec Corp......................................................  10,600    552,581
    Meiwa Corp.......................................................  10,000     53,489
    Meiwa Estate Co., Ltd............................................   4,600     24,530
#   Members Co., Ltd.................................................     600     10,656
    Menicon Co., Ltd.................................................  14,300    505,992
    Mercuria Investment Co., Ltd.....................................   3,900     27,851
    Mesco, Inc.......................................................   1,800     15,313
*   Metaps, Inc......................................................   1,100      9,686
    METAWATER Co., Ltd...............................................   4,700    184,181
    Michinoku Bank, Ltd. (The).......................................   7,500    119,587
    Micronics Japan Co., Ltd.........................................   9,500     88,877
    Mie Kotsu Group Holdings, Inc....................................  30,000    166,316
    Mikuni Corp......................................................  11,600     38,643
    Milbon Co., Ltd..................................................   6,992    382,960
    Mimaki Engineering Co., Ltd......................................   8,800     44,125
    Mimasu Semiconductor Industry Co., Ltd...........................  11,000    214,861
    Minebea Mitsumi, Inc............................................. 115,375  2,191,149

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
JAPAN -- (Continued)
    Ministop Co., Ltd................................................     5,900 $   79,368
    Miraca Holdings, Inc.............................................    28,200    665,582
    Mirait Holdings Corp.............................................    23,890    383,602
    Miroku Jyoho Service Co., Ltd....................................     6,800    179,234
    Misawa Homes Co., Ltd............................................    14,500    155,513
    MISUMI Group, Inc................................................    19,500    490,205
    Mitachi Co., Ltd.................................................     1,300      8,955
    Mitani Corp......................................................     3,700    185,889
    Mitani Sangyo Co., Ltd...........................................     9,100     27,979
    Mitani Sekisan Co., Ltd..........................................     1,200     39,807
    Mito Securities Co., Ltd.........................................    29,500     64,767
    Mitsuba Corp.....................................................    35,400    223,392
    Mitsubishi Chemical Holdings Corp................................   434,200  3,309,135
    Mitsubishi Corp..................................................   117,500  2,988,543
    Mitsubishi Electric Corp.........................................   167,800  2,397,433
    Mitsubishi Estate Co., Ltd.......................................    52,600  1,021,248
    Mitsubishi Gas Chemical Co., Inc.................................    52,200    736,381
    Mitsubishi Heavy Industries, Ltd.................................    23,650    957,100
    Mitsubishi Kakoki Kaisha, Ltd....................................     3,500     62,862
    Mitsubishi Logisnext Co., Ltd....................................    17,600    189,370
    Mitsubishi Logistics Corp........................................    18,500    469,617
    Mitsubishi Materials Corp........................................    44,800  1,288,225
    Mitsubishi Motors Corp...........................................   121,200    553,375
    Mitsubishi Paper Mills, Ltd......................................    14,500     66,024
    Mitsubishi Pencil Co., Ltd.......................................     4,900     77,371
    Mitsubishi Research Institute, Inc...............................     3,000    106,226
    Mitsubishi Shokuhin Co., Ltd.....................................     7,000    177,498
    Mitsubishi Steel Manufacturing Co., Ltd..........................     5,200     55,398
    Mitsubishi Tanabe Pharma Corp....................................    46,700    558,919
    Mitsubishi UFJ Financial Group, Inc., Sponsored ADR..............   372,645  1,930,301
    Mitsubishi UFJ Financial Group, Inc..............................   776,200  4,024,045
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................   184,600  1,133,256
    Mitsuboshi Belting, Ltd..........................................     9,000    169,344
    Mitsui Chemicals, Inc............................................    64,700  1,538,658
*   Mitsui E&S Holdings Co., Ltd.....................................    37,200    376,526
    Mitsui Fudosan Co., Ltd..........................................    38,300    979,822
#   Mitsui High-Tec, Inc.............................................     8,800    151,321
    Mitsui Matsushima Holdings Co., Ltd..............................     4,400     52,466
    Mitsui Mining & Smelting Co., Ltd................................    36,800  1,028,473
    Mitsui OSK Lines, Ltd............................................    38,782  1,056,364
    Mitsui Sugar Co., Ltd............................................     7,900    171,778
    Mitsui-Soko Holdings Co., Ltd....................................    13,100    212,412
    Miura Co., Ltd...................................................     3,200     96,426
    Mixi, Inc........................................................    25,800    498,558
    Miyaji Engineering Group, Inc....................................     3,100     59,117
    Miyazaki Bank, Ltd. (The)........................................     7,400    189,374
    Miyoshi Oil & Fat Co., Ltd.......................................     3,300     38,039
    Mizuho Financial Group, Inc...................................... 2,388,955  3,708,794
    Mizuho Leasing Co., Ltd..........................................    16,100    453,461
    Mizuno Corp......................................................     8,500    222,321
*   Mobile Factory, Inc..............................................     2,000     26,159
    Mochida Pharmaceutical Co., Ltd..................................     3,800    151,650
    Modec, Inc.......................................................     6,600    181,040
#   Monex Group, Inc.................................................    79,000    192,985
    Monogatari Corp. (The)...........................................     2,400    207,275
    MonotaRO Co., Ltd................................................    24,800    749,223
    MORESCO Corp.....................................................     5,600     69,324
    Morinaga & Co., Ltd..............................................     9,800    484,115
    Morinaga Milk Industry Co., Ltd..................................    21,700    843,657

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Morita Holdings Corp.............................................  11,100 $  185,982
    Morito Co., Ltd..................................................   7,000     51,960
    Morningstar Japan KK.............................................   3,000     10,638
    Morozoff, Ltd....................................................     900     42,927
    Mory Industries, Inc.............................................   2,300     48,987
    MRK Holdings, Inc................................................   8,300     13,581
    MrMax Holdings, Ltd..............................................  10,700     47,458
    MS&AD Insurance Group Holdings, Inc..............................  46,813  1,511,649
    MTI, Ltd.........................................................  18,200    118,047
    Mugen Estate Co., Ltd............................................   8,500     52,838
    Murata Manufacturing Co., Ltd....................................  57,339  3,122,003
    Musashi Seimitsu Industry Co., Ltd...............................  34,100    473,699
    Musashino Bank, Ltd. (The).......................................  13,800    240,593
#*  Mynet, Inc.......................................................   2,900     14,926
    N Field Co., Ltd.................................................   3,400     19,941
    Nabtesco Corp....................................................  22,900    729,017
    NAC Co., Ltd.....................................................   8,800     84,342
    Nachi-Fujikoshi Corp.............................................  10,700    512,034
    Nadex Co., Ltd...................................................   1,800     15,157
#   Nagano Bank, Ltd. (The)..........................................   3,600     54,340
    Nagano Keiki Co., Ltd............................................   3,700     25,437
    Nagase & Co., Ltd................................................  36,900    557,966
    Nagatanien Holdings Co., Ltd.....................................   4,100     81,476
    Nagawa Co., Ltd..................................................   1,800    109,605
    Nagoya Railroad Co., Ltd.........................................  24,400    775,624
    Naigai Trans Line, Ltd...........................................   1,700     23,955
    Nakabayashi Co., Ltd.............................................   9,900     49,563
    Nakamuraya Co., Ltd..............................................     892     39,281
    Nakanishi, Inc...................................................  10,100    168,389
    Nakano Corp......................................................   8,000     36,660
    Nakayama Steel Works, Ltd........................................   9,500     40,628
    Nakayamafuku Co., Ltd............................................   2,200     11,437
    Nankai Electric Railway Co., Ltd.................................  18,200    472,962
    Nanto Bank, Ltd. (The)...........................................  15,900    403,185
    Narasaki Sangyo Co., Ltd.........................................   1,200     21,216
    Natori Co., Ltd..................................................   2,300     36,032
    NEC Capital Solutions, Ltd.......................................   5,500    116,550
    NEC Corp.........................................................  22,200    879,799
    NEC Networks & System Integration Corp...........................   6,400    202,010
    NET One Systems Co., Ltd.........................................  30,700    827,689
    Neturen Co., Ltd.................................................  14,800    130,319
#*  New Japan Chemical Co., Ltd......................................   8,500     15,847
*   Nexon Co., Ltd...................................................  26,100    302,453
    Nextage Co., Ltd.................................................  10,700    106,169
    Nexyz Group Corp.................................................   1,800     36,331
    NF Corp..........................................................   1,100     24,707
    NFC Holdings, Inc................................................     600     12,600
    NGK Insulators, Ltd..............................................  55,900    858,778
    NGK Spark Plug Co., Ltd..........................................  48,200    977,197
    NH Foods, Ltd....................................................  10,000    420,159
    NHK Spring Co., Ltd.............................................. 127,600  1,042,390
    Nicca Chemical Co., Ltd..........................................   1,000      8,228
#*  Nice Holdings, Inc...............................................   2,400     20,161
    Nichias Corp.....................................................  38,800    818,530
    Nichiban Co., Ltd................................................   2,500     42,533
    Nichicon Corp....................................................  25,200    247,983
    Nichiden Corp....................................................   5,700    107,496
    Nichiha Corp.....................................................  16,100    462,944
    NichiiGakkan Co., Ltd............................................  27,000    457,771

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nichi-iko Pharmaceutical Co., Ltd................................  26,000 $  304,642
    Nichimo Co., Ltd.................................................     700     12,244
    Nichirei Corp....................................................  48,500  1,113,792
    Nichirin Co., Ltd................................................   5,330     84,642
    Nidec Corp.......................................................   7,018  1,033,289
    Nidec Corp., Sponsored ADR.......................................   8,634    318,595
    Nifco, Inc.......................................................  28,400    749,643
    Nihon Chouzai Co., Ltd...........................................   5,060    184,246
#*  Nihon Dempa Kogyo Co., Ltd.......................................  29,100    122,783
    Nihon Denkei Co., Ltd............................................   2,400     28,636
    Nihon Flush Co., Ltd.............................................   2,300     51,986
#   Nihon House Holdings Co., Ltd....................................  21,800    102,020
    Nihon Kohden Corp................................................  14,100    421,839
    Nihon M&A Center, Inc............................................  24,400    741,884
    Nihon Nohyaku Co., Ltd...........................................  18,500     97,203
    Nihon Parkerizing Co., Ltd.......................................  22,200    260,294
    Nihon Plast Co., Ltd.............................................   7,300     50,249
    Nihon Tokushu Toryo Co., Ltd.....................................   5,200     56,877
    Nihon Unisys, Ltd................................................  38,200  1,260,961
    Nihon Yamamura Glass Co., Ltd....................................   3,300     39,454
    Nikkato Corp.....................................................   3,000     22,501
    Nikkiso Co., Ltd.................................................  25,800    278,737
    Nikkon Holdings Co., Ltd.........................................  23,900    580,956
    Nikon Corp.......................................................  41,900    534,238
    Nintendo Co., Ltd................................................   1,700    623,539
    Nippi, Inc.......................................................   1,200     43,406
    Nippo Corp.......................................................  23,000    472,591
    Nippon Air Conditioning Services Co., Ltd........................   7,000     46,928
    Nippon Aqua Co., Ltd.............................................   4,000     24,760
    Nippon Carbide Industries Co., Inc...............................   3,200     43,152
#   Nippon Carbon Co., Ltd...........................................   5,900    226,368
#   Nippon Chemical Industrial Co., Ltd..............................   2,300     67,678
#   Nippon Chemi-Con Corp............................................   8,000    132,234
    Nippon Chemiphar Co., Ltd........................................   1,700     49,654
#   Nippon Coke & Engineering Co., Ltd...............................  81,900     65,640
    Nippon Commercial Development Co., Ltd...........................   5,300     75,629
    Nippon Concept Corp..............................................   2,900     39,088
    Nippon Concrete Industries Co., Ltd..............................  25,800     74,232
#   Nippon Denko Co., Ltd............................................  52,200     90,474
    Nippon Densetsu Kogyo Co., Ltd...................................  14,900    322,536
    Nippon Electric Glass Co., Ltd...................................  26,100    587,943
    Nippon Express Co., Ltd..........................................  22,800  1,300,867
#   Nippon Filcon Co., Ltd...........................................   7,300     35,643
    Nippon Flour Mills Co., Ltd......................................  22,600    362,943
    Nippon Gas Co., Ltd..............................................  21,300    602,907
    Nippon Kayaku Co., Ltd...........................................  49,200    597,942
    Nippon Kinzoku Co., Ltd..........................................   2,600     20,908
#   Nippon Kodoshi Corp..............................................   3,900     51,019
    Nippon Koei Co., Ltd.............................................   5,600    173,245
    Nippon Koshuha Steel Co., Ltd....................................   4,600     19,248
    Nippon Light Metal Holdings Co., Ltd............................. 359,000    698,269
    Nippon Paint Holdings Co., Ltd...................................   6,300    343,101
    Nippon Paper Industries Co., Ltd.................................  44,100    760,178
    Nippon Parking Development Co., Ltd., Class C....................  73,000    110,899
    Nippon Pillar Packing Co., Ltd...................................  10,000    134,712
    Nippon Piston Ring Co., Ltd......................................   3,700     46,917
    Nippon Road Co., Ltd. (The)......................................   2,900    177,195
    Nippon Seisen Co., Ltd...........................................   1,200     30,591
#*  Nippon Sharyo, Ltd...............................................   4,700    119,640

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nippon Sheet Glass Co., Ltd......................................  68,800 $  431,054
    Nippon Shokubai Co., Ltd.........................................   8,100    499,469
    Nippon Signal Co., Ltd...........................................  11,700    134,826
    Nippon Soda Co., Ltd.............................................  12,200    324,953
    Nippon Steel Corp................................................  94,378  1,377,502
    Nippon Steel Trading Corp........................................   7,752    324,559
    Nippon Suisan Kaisha, Ltd........................................ 177,500  1,016,551
    Nippon Systemware Co., Ltd.......................................   3,100     75,060
    Nippon Telegraph & Telephone Corp................................  30,600  1,519,073
    Nippon Thompson Co., Ltd.........................................  27,900    124,591
    Nippon Tungsten Co., Ltd.........................................     800     15,122
#   Nippon Yakin Kogyo Co., Ltd......................................   6,650    145,977
#   Nippon Yusen K.K.................................................  42,900    770,702
    Nipro Corp.......................................................  80,100    939,218
    Nishimatsu Construction Co., Ltd.................................  27,800    578,821
    Nishimoto Co., Ltd...............................................     400     12,897
    Nishi-Nippon Financial Holdings, Inc.............................  65,600    486,111
    Nishi-Nippon Railroad Co., Ltd...................................  17,900    415,323
    Nishio Rent All Co., Ltd.........................................  12,300    330,441
    Nissan Chemical Corp.............................................  20,700    849,898
    Nissan Motor Co., Ltd............................................ 515,200  3,251,211
    Nissan Shatai Co., Ltd...........................................  23,800    219,328
    Nissan Tokyo Sales Holdings Co., Ltd.............................  12,100     33,711
#   Nissei ASB Machine Co., Ltd......................................   4,400    157,766
    Nissei Plastic Industrial Co., Ltd...............................   5,800     59,875
    Nissha Co., Ltd..................................................  14,100    146,847
    Nisshin Fudosan Co...............................................  13,400     62,455
    Nisshin Oillio Group, Ltd. (The).................................  13,700    479,729
    Nisshin Seifun Group, Inc........................................   3,930     77,909
    Nisshinbo Holdings, Inc..........................................  81,055    674,845
    Nissin Corp......................................................   7,000    110,797
    Nissin Electric Co., Ltd.........................................  12,000    140,481
    Nissin Foods Holdings Co., Ltd...................................     100      7,554
    Nissin Kogyo Co., Ltd............................................  20,400    417,771
    Nitori Holdings Co., Ltd.........................................   3,700    563,181
    Nitta Corp.......................................................   8,800    256,666
    Nitta Gelatin, Inc...............................................   6,300     41,221
    Nittan Valve Co., Ltd............................................   9,600     24,764
    Nittetsu Mining Co., Ltd.........................................   2,500    104,866
    Nitto Boseki Co., Ltd............................................   7,900    240,834
    Nitto Denko Corp.................................................  39,800  2,201,963
#   Nitto Fuji Flour Milling Co., Ltd................................     700     40,992
    Nitto Kogyo Corp.................................................   8,600    180,688
    Nitto Kohki Co., Ltd.............................................   4,700    101,378
    Nitto Seiko Co., Ltd.............................................  12,500     70,282
    Nittoc Construction Co., Ltd.....................................  12,900     85,045
    Noda Corp........................................................   6,400     46,433
    Noevir Holdings Co., Ltd.........................................   5,300    286,086
    NOF Corp.........................................................  18,400    621,534
    Nohmi Bosai, Ltd.................................................   8,400    174,869
    Nojima Corp......................................................  18,900    335,272
    NOK Corp.........................................................  40,700    637,486
    Nomura Co., Ltd..................................................  24,200    298,672
    Nomura Holdings, Inc............................................. 225,400  1,024,439
    Nomura Holdings, Inc., Sponsored ADR............................. 102,675    467,171
    Nomura Real Estate Holdings, Inc.................................  39,600    938,495
    Nomura Research Institute, Ltd...................................  15,079    320,138
    Noritake Co., Ltd................................................   4,200    192,955
    Noritsu Koki Co., Ltd............................................   7,300    105,337

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Noritz Corp......................................................  14,100 $  174,303
    North Pacific Bank, Ltd.......................................... 140,700    302,537
    Nozawa Corp......................................................   3,700     23,287
    NS Solutions Corp................................................  11,300    384,179
    NS Tool Co., Ltd.................................................   1,600     31,195
    NS United Kaiun Kaisha, Ltd......................................   5,700    129,075
    NSD Co., Ltd.....................................................   7,930    244,439
    NSK, Ltd.........................................................  99,700    927,051
    NTN Corp......................................................... 253,500    785,990
    NTT Data Corp....................................................  73,200    961,177
    NTT DOCOMO, Inc.................................................. 154,600  4,238,374
    NuFlare Technology, Inc..........................................   1,900    141,555
    Oat Agrio Co., Ltd...............................................   1,400     22,749
    Obara Group, Inc.................................................   6,600    246,048
    Obayashi Corp.................................................... 227,700  2,343,349
    OBIC Business Consultants Co., Ltd...............................     700     28,044
    Obic Co., Ltd....................................................   4,200    525,862
    Odakyu Electric Railway Co., Ltd.................................  27,100    659,673
    Odelic Co., Ltd..................................................   1,800     66,183
    Oenon Holdings, Inc..............................................  33,000    121,617
    Ogaki Kyoritsu Bank, Ltd. (The)..................................  16,900    407,628
#   Ohara, Inc.......................................................   3,000     41,247
    Ohba Co., Ltd....................................................   4,400     31,248
    Ohsho Food Service Corp..........................................   4,800    290,045
    Oiles Corp.......................................................   9,084    138,137
    Oita Bank, Ltd. (The)............................................  13,100    362,083
    Oji Holdings Corp................................................ 328,700  1,699,458
    Okabe Co., Ltd...................................................  18,500    156,634
    Okada Aiyon Corp.................................................   1,200     14,909
    Okamoto Industries, Inc..........................................   3,600    139,031
#   Okamoto Machine Tool Works, Ltd..................................   2,400     61,796
    Okamura Corp.....................................................  19,900    199,567
    Okasan Securities Group, Inc.....................................  69,800    246,477
    Oki Electric Industry Co., Ltd...................................  55,700    747,519
    Okinawa Cellular Telephone Co....................................   5,100    174,293
    Okinawa Electric Power Co., Inc. (The)...........................  12,843    212,805
    OKK Corp.........................................................   4,700     32,281
    OKUMA Corp.......................................................   8,600    513,852
    Okumura Corp.....................................................  15,800    447,544
    Okura Industrial Co., Ltd........................................   4,100     75,452
    Okuwa Co., Ltd...................................................  11,500    144,610
    Olympic Group Corp...............................................   4,500     25,464
    Olympus Corp..................................................... 118,200  1,608,274
    Omron Corp.......................................................  23,100  1,351,391
    Ono Pharmaceutical Co., Ltd......................................   5,000     94,184
    ONO Sokki Co., Ltd...............................................   2,500     11,982
    Onoken Co., Ltd..................................................   7,900    103,594
    Onward Holdings Co., Ltd.........................................  51,500    297,730
    Ootoya Holdings Co., Ltd.........................................   1,100     23,273
*   Open Door, Inc...................................................   4,800     91,820
#   Open House Co., Ltd..............................................  25,600    654,197
    Optex Group Co., Ltd.............................................   8,600    131,762
    Oracle Corp......................................................   5,500    483,429
    Organo Corp......................................................   3,300    180,433
    Orient Corp...................................................... 216,900    316,874
    Oriental Land Co., Ltd...........................................   4,800    703,685
    Origin Co., Ltd..................................................   2,800     38,932
    Osaka Gas Co., Ltd...............................................  24,200    473,223
    Osaka Organic Chemical Industry, Ltd.............................   7,300     81,390

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Osaka Soda Co., Ltd..............................................   7,400 $  209,483
    OSAKA Titanium Technologies Co., Ltd.............................  11,600    181,600
    Osaki Electric Co., Ltd..........................................  22,400    155,094
    OSG Corp.........................................................  37,700    806,384
    OSJB Holdings Corp...............................................  52,900    128,791
    Otsuka Corp......................................................   7,200    290,289
    Otsuka Holdings Co., Ltd.........................................   9,800    408,564
#   OUG Holdings, Inc................................................     500     13,176
    Outsourcing, Inc.................................................  46,600    501,601
    Ozu Corp.........................................................     800     13,755
    Pacific Industrial Co., Ltd......................................  19,700    268,811
#   Pacific Metals Co., Ltd..........................................   6,900    164,982
    Pack Corp. (The).................................................   3,600    126,856
    PAL GROUP Holdings Co., Ltd......................................   6,400    202,340
    PALTAC Corp......................................................  10,050    484,666
    Paltek Corp......................................................   3,000     14,728
    Pan Pacific International Holdings Corp..........................  25,600    402,978
    Panasonic Corp................................................... 400,744  3,368,004
    PAPYLESS Co., Ltd................................................   1,100     20,937
#   Paraca, Inc......................................................   2,400     44,492
    Paramount Bed Holdings Co., Ltd..................................   6,200    237,069
    Parco Co., Ltd...................................................   6,200     74,716
#   Park24 Co., Ltd..................................................  25,900    611,666
    Parker Corp......................................................   4,000     17,964
*   Pasco Corp.......................................................   2,400     25,273
    Pasona Group, Inc................................................  11,300    161,305
    PC Depot Corp....................................................  14,720     65,401
    PCI Holdings, Inc................................................     500      9,906
    Pegasus Sewing Machine Manufacturing Co., Ltd....................   8,500     42,506
    Penta-Ocean Construction Co., Ltd................................ 186,200  1,142,231
    Pepper Food Service Co., Ltd.....................................   3,600     54,648
#*  PeptiDream, Inc..................................................  15,400    772,983
    Persol Holdings Co., Ltd.........................................  23,000    441,784
#*  Phil Co., Inc....................................................     900     30,868
    PIA Corp.........................................................   1,300     55,786
    Pickles Corp.....................................................   1,900     46,418
    Pigeon Corp......................................................  19,100    932,430
    Pilot Corp.......................................................   9,400    381,242
    Piolax, Inc......................................................  11,200    219,039
    Plant Co., Ltd...................................................   2,400     15,977
    Plenus Co., Ltd..................................................   6,700    116,344
    Pola Orbis Holdings, Inc.........................................   9,600    216,632
    Poletowin Pitcrew Holdings, Inc..................................  19,800    191,700
    Press Kogyo Co., Ltd.............................................  46,100    195,532
    Pressance Corp...................................................  24,000    392,192
    Prestige International, Inc......................................  29,200    241,681
    Prima Meat Packers, Ltd..........................................  21,800    538,715
    Pronexus, Inc....................................................   1,200     14,081
    Pro-Ship, Inc....................................................   1,000     11,915
    Proto Corp.......................................................  12,200    132,020
    PS Mitsubishi Construction Co., Ltd..............................  19,300    138,078
    Punch Industry Co., Ltd..........................................  11,100     55,241
    Qol Holdings Co., Ltd............................................  15,600    218,411
    Quick Co., Ltd...................................................   3,200     45,296
    Raccoon Holdings, Inc............................................   3,200     20,236
    Raito Kogyo Co., Ltd.............................................  21,500    341,697
    Raiznext Corp....................................................  16,400    166,615
    Rakus Co., Ltd...................................................  10,400    156,045
    Rakuten, Inc.....................................................  94,800    903,768

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Rasa Corp........................................................   5,600 $   44,734
    Rasa Industries, Ltd.............................................   4,600     62,888
    Raysum Co., Ltd..................................................   8,500     89,735
    Recruit Holdings Co., Ltd........................................ 116,400  3,868,442
    Relia, Inc.......................................................  12,300    160,592
    Relo Group, Inc..................................................  26,000    636,309
    Renaissance, Inc.................................................   4,600     71,258
*   Renesas Electronics Corp......................................... 126,900    859,072
    Rengo Co., Ltd...................................................  83,900    608,362
#*  RENOVA, Inc......................................................   5,000     44,383
*   Renown, Inc......................................................  28,700     30,175
    Resol Holdings Co., Ltd..........................................     500     18,607
    Resona Holdings, Inc............................................. 286,369  1,245,293
    Resorttrust, Inc.................................................  42,500    678,221
    Restar Holdings Corp.............................................  11,300    192,024
    Retail Partners Co., Ltd.........................................   2,000     16,480
    Rheon Automatic Machinery Co., Ltd...............................   6,100     92,745
    Riberesute Corp..................................................   3,100     25,052
    Ricoh Co., Ltd................................................... 123,281  1,097,893
    Ricoh Leasing Co., Ltd...........................................   7,700    259,478
    Ride On Express Holdings Co., Ltd................................   5,800     72,977
#   Right On Co., Ltd................................................   7,700     40,509
    Riken Corp.......................................................   4,200    155,833
    Riken Keiki Co., Ltd.............................................   4,200     82,481
    Riken Technos Corp...............................................  17,100     80,957
    Riken Vitamin Co., Ltd...........................................   2,400     85,588
    Ringer Hut Co., Ltd..............................................   6,500    145,785
    Rinnai Corp......................................................   8,300    610,078
    Rion Co., Ltd....................................................   3,100     73,908
    Riso Kagaku Corp.................................................   7,360    120,926
    Riso Kyoiku Co., Ltd.............................................  31,500    120,934
#   Rock Field Co., Ltd..............................................   5,600     76,234
    Rohm Co., Ltd....................................................  13,300  1,053,743
    Rohto Pharmaceutical Co., Ltd....................................  13,600    408,579
    Rokko Butter Co., Ltd............................................   7,500    125,836
    Roland DG Corp...................................................   8,000    157,206
    Rorze Corp.......................................................   4,500    152,812
    Round One Corp...................................................  44,800    577,677
#   Royal Holdings Co., Ltd..........................................  14,600    368,714
    RS Technologies Co., Ltd.........................................   3,200    130,573
    Ryobi, Ltd.......................................................  13,700    254,987
    Ryoden Corp......................................................   8,000    121,099
#   Ryohin Keikaku Co., Ltd..........................................  39,000    868,228
    Ryosan Co., Ltd..................................................   8,700    225,875
    S Foods, Inc.....................................................   4,500    121,241
    S LINE Co., Ltd..................................................   1,300     11,676
    Sac's Bar Holdings, Inc..........................................   9,350     77,084
#   Sagami Rubber Industries Co., Ltd................................   2,000     27,170
    Saibu Gas Co., Ltd...............................................  10,200    235,401
    Saizeriya Co., Ltd...............................................  13,800    313,317
    Sakai Chemical Industry Co., Ltd.................................   6,400    159,682
    Sakai Heavy Industries, Ltd......................................   1,600     46,188
    Sakai Moving Service Co., Ltd....................................   5,700    340,313
    Sakai Ovex Co., Ltd..............................................   2,600     44,825
    Sakata INX Corp..................................................  18,900    213,628
    Sakura Internet, Inc.............................................   9,500     55,892
    Sala Corp........................................................  26,200    157,175
    SAMTY Co., Ltd...................................................   9,500    178,993
    San Holdings, Inc................................................   3,200     33,333

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    San ju San Financial Group, Inc..................................   8,890 $  137,758
    San-A Co., Ltd...................................................   5,400    255,701
    San-Ai Oil Co., Ltd..............................................  27,500    287,904
*   Sanden Holdings Corp.............................................  12,700     82,705
    Sanei Architecture Planning Co., Ltd.............................   6,800     97,189
    Sangetsu Corp....................................................   9,700    183,396
    San-In Godo Bank, Ltd. (The).....................................  69,800    409,422
#*  Sanix, Inc.......................................................  10,700     37,943
    Sanken Electric Co., Ltd.........................................  18,100    424,874
    Sanki Engineering Co., Ltd.......................................  20,500    249,683
    Sanko Gosei, Ltd.................................................   4,800     18,904
    Sanko Metal Industrial Co., Ltd..................................   1,200     29,114
    Sankyo Co., Ltd..................................................   9,400    328,978
    Sankyo Frontier Co., Ltd.........................................   1,000     33,018
    Sankyo Tateyama, Inc.............................................  12,500    136,181
    Sankyu, Inc......................................................  18,800    955,814
#   Sanoh Industrial Co., Ltd........................................  12,800    160,122
    Sanoyas Holdings Corp............................................  16,500     30,058
#   Sansei Technologies, Inc.........................................   1,000      8,558
    Sansha Electric Manufacturing Co., Ltd...........................   6,400     45,440
    Sanshin Electronics Co., Ltd.....................................  12,500    178,357
    Santen Pharmaceutical Co., Ltd...................................  21,600    382,608
    Sanwa Holdings Corp..............................................  66,200    774,250
    Sanyo Chemical Industries, Ltd...................................   6,400    305,352
    Sanyo Denki Co., Ltd.............................................   5,700    266,110
#   Sanyo Electric Railway Co., Ltd..................................   5,500    110,308
    Sanyo Housing Nagoya Co., Ltd....................................   4,800     42,288
#   Sanyo Special Steel Co., Ltd.....................................   8,800    111,450
    Sanyo Trading Co., Ltd...........................................   5,900    117,461
    Sapporo Holdings, Ltd............................................  39,500    993,350
    Sato Holdings Corp...............................................  14,500    426,828
    Sato Shoji Corp..................................................   3,400     28,598
    Satori Electric Co., Ltd.........................................   7,500     63,838
    Sawada Holdings Co., Ltd.........................................   8,500     72,433
    Sawai Pharmaceutical Co., Ltd....................................  19,000  1,072,111
    Saxa Holdings, Inc...............................................   2,300     39,393
#   SB Technology Corp...............................................   5,200     99,739
    SBI Holdings, Inc................................................  68,830  1,496,937
    SBS Holdings, Inc................................................  14,000    230,093
    Scala, Inc.......................................................   9,000     74,706
    SCREEN Holdings Co., Ltd.........................................  22,100  1,534,274
    Scroll Corp......................................................  14,700     46,055
    SCSK Corp........................................................   6,100    310,516
    SEC Carbon, Ltd..................................................     600     46,092
    Secom Co., Ltd...................................................   9,000    833,971
    Seed Co., Ltd....................................................  11,400     90,625
    Seibu Holdings, Inc..............................................  54,500    961,925
    Seika Corp.......................................................   4,300     54,581
    Seikagaku Corp...................................................  14,900    169,660
    Seikitokyu Kogyo Co., Ltd........................................  20,100    144,116
    Seiko Epson Corp.................................................  80,000  1,131,283
    Seiko Holdings Corp..............................................  15,600    383,073
    Seiko PMC Corp...................................................   2,100     16,360
    Seino Holdings Co., Ltd..........................................  37,400    480,889
    Seiren Co., Ltd..................................................  20,800    256,427
    Sekisui Chemical Co., Ltd........................................  98,300  1,713,933
    Sekisui House, Ltd............................................... 102,800  2,216,818
    Sekisui Plastics Co., Ltd........................................  11,000     81,086
    Senko Group Holdings Co., Ltd....................................  64,400    518,006

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   Senshu Electric Co., Ltd.........................................   3,000 $   78,628
    Senshu Ikeda Holdings, Inc....................................... 122,640    219,952
#*  Senshukai Co., Ltd...............................................  13,800     38,870
    Seria Co., Ltd...................................................  11,900    299,117
    Seven & I Holdings Co., Ltd...................................... 115,800  4,374,958
    Seven Bank, Ltd.................................................. 210,600    610,564
    SFP Holdings Co., Ltd............................................   5,100    104,609
#   Sharp Corp.......................................................  27,500    315,457
    Shibaura Electronics Co., Ltd....................................   4,300    127,628
    Shibaura Mechatronics Corp.......................................   1,700     56,549
    Shibusawa Warehouse Co., Ltd. (The)..............................   3,000     58,289
    Shibuya Corp.....................................................   6,800    185,496
*   Shidax Corp......................................................   4,300     10,562
*   SHIFT, Inc.......................................................   2,600    148,307
#   Shiga Bank, Ltd. (The)...........................................  20,500    494,029
    Shikibo, Ltd.....................................................   2,900     25,114
    Shikoku Bank, Ltd. (The).........................................  16,500    157,270
    Shikoku Chemicals Corp...........................................  13,300    156,118
    Shikoku Electric Power Co., Inc..................................  41,200    408,432
    Shima Seiki Manufacturing, Ltd...................................  10,700    255,834
    Shimachu Co., Ltd................................................  19,200    520,825
    Shimadzu Corp....................................................  21,300    568,840
    Shimamura Co., Ltd...............................................   6,900    584,451
#   Shimane Bank, Ltd. (The).........................................   1,200      7,720
    Shimano, Inc.....................................................   2,900    482,707
    Shimizu Bank, Ltd. (The).........................................  20,000    361,017
    Shimizu Corp..................................................... 167,600  1,562,367
    Shimojima Co., Ltd...............................................     700      7,808
    Shin Nippon Air Technologies Co., Ltd............................   5,400    107,288
    Shin Nippon Biomedical Laboratories, Ltd.........................   8,700     52,166
    Shinagawa Refractories Co., Ltd..................................   2,700     72,626
    Shindengen Electric Manufacturing Co., Ltd.......................   3,700    125,746
    Shin-Etsu Chemical Co., Ltd......................................  31,400  3,501,138
    Shin-Etsu Polymer Co., Ltd.......................................  21,700    185,941
#   Shin-Keisei Electric Railway Co., Ltd............................   2,600     52,819
    Shinko Electric Industries Co., Ltd..............................  38,100    371,833
    Shinko Shoji Co., Ltd............................................  20,200    173,164
    Shinmaywa Industries, Ltd........................................  30,600    376,963
    Shinnihon Corp...................................................  17,200    135,110
    Shinoken Group Co., Ltd..........................................  20,000    205,852
    Shinsei Bank, Ltd................................................  41,700    650,092
    Shinsho Corp.....................................................   2,400     56,827
    Shionogi & Co., Ltd..............................................  10,000    600,229
    Ship Healthcare Holdings, Inc....................................  24,200  1,031,446
    Shiseido Co., Ltd................................................  40,800  3,363,874
    Shizuki Electric Co., Inc........................................   4,900     26,909
    Shizuoka Bank, Ltd. (The)........................................  72,800    553,191
    Shizuoka Gas Co., Ltd............................................  29,100    251,579
    SHO-BOND Holdings Co., Ltd.......................................   2,800    108,669
#   Shoei Co., Ltd...................................................   4,100    178,472
#   Shoei Foods Corp.................................................   4,400    129,238
    Shofu, Inc.......................................................   4,700     74,059
*   Shoko Co., Ltd...................................................   4,400     26,343
    Showa Aircraft Industry Co., Ltd.................................   2,000     25,893
    Showa Corp.......................................................  32,700    683,254
    Showa Denko K.K..................................................  60,300  1,691,833
    Showa Sangyo Co., Ltd............................................   8,600    249,766
    Showa Shinku Co., Ltd............................................     800     10,761
#   Siix Corp........................................................  15,800    239,555

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sinanen Holdings Co., Ltd........................................   3,600 $   65,647
    Sinfonia Technology Co., Ltd.....................................  14,500    178,101
    Sinko Industries, Ltd............................................   8,600    145,648
#   SK-Electronics Co., Ltd..........................................   5,300    107,557
    SKY Perfect JSAT Holdings, Inc...................................  72,000    297,360
    Skylark Holdings Co., Ltd........................................  58,400  1,059,966
    SMC Corp.........................................................   1,100    475,245
    SMK Corp.........................................................   2,800     80,777
    SMS Co., Ltd.....................................................  24,800    608,015
    Snow Peak, Inc...................................................   1,000      9,902
    Soda Nikka Co., Ltd..............................................   9,000     55,979
    Sodick Co., Ltd..................................................  27,900    241,303
    SoftBank Group Corp.............................................. 214,792  8,262,276
#   Softbrain Co., Ltd...............................................  13,800     71,037
    Softcreate Holdings Corp.........................................   4,200     73,314
#   Software Service, Inc............................................     800     86,247
    Sogo Medical Holdings Co., Ltd...................................  12,400    214,727
    Sohgo Security Services Co., Ltd.................................   8,100    439,974
    Sojitz Corp...................................................... 330,200  1,039,318
    Soken Chemical & Engineering Co., Ltd............................   2,700     30,734
    Solasto Corp.....................................................  16,200    184,383
    Soliton Systems K.K..............................................   1,500     13,508
    Sompo Holdings, Inc..............................................  38,575  1,516,232
    Sony Corp........................................................  88,100  5,362,571
    Sony Corp., Sponsored ADR........................................  51,518  3,133,840
    Sony Financial Holdings, Inc.....................................  22,600    486,203
    Sotetsu Holdings, Inc............................................  13,100    348,072
    Sourcenext Corp..................................................  22,200     99,309
    Space Co., Ltd...................................................   4,620     53,526
    Space Value Holdings Co., Ltd....................................  17,900     85,735
    Sparx Group Co., Ltd.............................................  65,200    160,384
    SPK Corp.........................................................   1,200     31,374
    Square Enix Holdings Co., Ltd....................................   8,900    423,535
    SRA Holdings.....................................................   5,600    135,781
    St Marc Holdings Co., Ltd........................................   9,100    202,995
    Stanley Electric Co., Ltd........................................  35,500    982,400
    Star Mica Holdings Co., Ltd......................................   5,800    104,931
    Star Micronics Co., Ltd..........................................  24,100    369,726
    Starts Corp., Inc................................................  21,200    546,751
    Starzen Co., Ltd.................................................   3,600    151,745
    St-Care Holding Corp.............................................   4,900     23,743
    Stella Chemifa Corp..............................................   4,900    142,567
    Step Co., Ltd....................................................   1,700     22,319
    Strike Co., Ltd..................................................   2,900    103,909
    Studio Alice Co., Ltd............................................   6,500    116,385
    Subaru Corp......................................................  88,600  2,539,055
    Sugi Holdings Co., Ltd...........................................   5,300    294,189
    Sugimoto & Co., Ltd..............................................   3,500     65,658
    SUMCO Corp....................................................... 131,100  2,177,684
    Sumida Corp......................................................  16,700    186,613
    Suminoe Textile Co., Ltd.........................................   2,900     80,036
    Sumitomo Bakelite Co., Ltd.......................................  10,800    447,826
    Sumitomo Chemical Co., Ltd....................................... 508,455  2,325,865
    Sumitomo Corp.................................................... 105,300  1,710,324
    Sumitomo Dainippon Pharma Co., Ltd...............................   6,500    113,445
    Sumitomo Densetsu Co., Ltd.......................................   8,200    171,237
    Sumitomo Electric Industries, Ltd................................ 169,700  2,327,224
    Sumitomo Forestry Co., Ltd.......................................  82,800  1,201,803
    Sumitomo Heavy Industries, Ltd...................................  50,200  1,559,314

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Sumitomo Metal Mining Co., Ltd...................................  36,800 $1,230,948
    Sumitomo Mitsui Construction Co., Ltd............................ 126,320    716,885
    Sumitomo Mitsui Financial Group, Inc............................. 131,583  4,671,613
    Sumitomo Mitsui Trust Holdings, Inc..............................  33,344  1,215,235
    Sumitomo Osaka Cement Co., Ltd...................................  17,600    768,275
*   Sumitomo Precision Products Co., Ltd.............................   1,200     39,250
    Sumitomo Realty & Development Co., Ltd...........................  16,000    580,772
    Sumitomo Riko Co., Ltd...........................................  21,900    190,557
    Sumitomo Rubber Industries, Ltd..................................  96,134  1,274,131
    Sumitomo Seika Chemicals Co., Ltd................................   5,700    181,440
    Sun Frontier Fudousan Co., Ltd...................................  23,300    283,491
    Suncall Corp.....................................................   8,000     35,925
    Sundrug Co., Ltd.................................................  16,400    542,688
    Suntory Beverage & Food, Ltd.....................................  12,300    525,835
    Sun-Wa Technos Corp..............................................   5,200     50,828
*   Suruga Bank, Ltd.................................................  39,200    170,371
    Suzuken Co., Ltd.................................................   1,760     93,973
    Suzuki Co., Ltd..................................................   4,800     34,828
    Suzuki Motor Corp................................................  46,100  2,176,571
    SWCC Showa Holdings Co., Ltd.....................................  57,500    499,138
    Sysmex Corp......................................................  17,200  1,122,266
    System Information Co., Ltd......................................   2,300     20,777
    System Research Co., Ltd.........................................   2,400     43,540
    Systemsoft Corp..................................................   9,400     10,199
    Systena Corp.....................................................  28,200    405,215
    Syuppin Co., Ltd.................................................   9,000     77,857
    T Hasegawa Co., Ltd..............................................  12,400    231,096
    T RAD Co., Ltd...................................................   3,900     76,163
    T&D Holdings, Inc................................................ 121,000  1,347,666
    T&K Toka Co., Ltd................................................   9,200     88,167
    Tachibana Eletech Co., Ltd.......................................   7,920    132,556
#   Tachikawa Corp...................................................   4,200     55,080
    Tachi-S Co., Ltd.................................................  13,500    179,301
#   Tadano, Ltd......................................................  42,900    388,856
    Taihei Dengyo Kaisha, Ltd........................................   7,000    165,159
    Taiheiyo Cement Corp.............................................  54,922  1,553,701
    Taiheiyo Kouhatsu, Inc...........................................   2,700     20,794
    Taiho Kogyo Co., Ltd.............................................   6,900     55,190
    Taikisha, Ltd....................................................   5,600    181,150
    Taiko Bank, Ltd. (The)...........................................   1,400     22,535
    Taisei Corp......................................................  54,400  2,145,178
    Taisei Lamick Co., Ltd...........................................   2,200     59,884
    Taiyo Holdings Co., Ltd..........................................   5,300    192,075
    Taiyo Nippon Sanso Corp..........................................  68,700  1,608,247
#   Taiyo Yuden Co., Ltd.............................................  65,600  1,734,853
#   Takachiho Koheki Co., Ltd........................................   1,800     18,932
    Takamatsu Construction Group Co., Ltd............................   4,800    115,504
#   Takamatsu Machinery Co., Ltd.....................................     600      4,800
    Takamiya Co., Ltd................................................  11,200     72,920
    Takaoka Toko Co., Ltd............................................   5,380     61,043
    Takara Bio, Inc..................................................   2,200     44,865
    Takara Holdings, Inc.............................................   3,800     37,721
    Takara Leben Co., Ltd............................................  58,700    249,899
    Takara Standard Co., Ltd.........................................  17,100    299,904
    Takasago International Corp......................................   6,800    170,655
    Takasago Thermal Engineering Co., Ltd............................  12,000    217,096
    Takashima & Co., Ltd.............................................   1,600     25,772
    Takashimaya Co., Ltd.............................................  46,700    542,094
    Take And Give Needs Co., Ltd.....................................   4,820     55,962

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    TAKEBISHI Corp...................................................   3,900 $   51,640
*   Takeda Pharmaceutical Co, Ltd., Sponsored ADR....................  19,633    352,798
    Takeda Pharmaceutical Co., Ltd...................................  56,108  2,027,353
    Takeei Corp......................................................  13,100    152,114
#   Takemoto Yohki Co., Ltd..........................................   3,400     32,402
    Takeuchi Manufacturing Co., Ltd..................................  18,800    293,775
    Takihyo Co., Ltd.................................................   2,500     43,920
    Takisawa Machine Tool Co., Ltd...................................   2,300     28,607
    Takuma Co., Ltd..................................................  25,900    308,208
    Tama Home Co., Ltd...............................................  10,000    174,644
    Tamron Co., Ltd..................................................   7,000    152,859
    Tamura Corp......................................................  28,000    160,360
    Tanseisha Co., Ltd...............................................  10,300    108,280
*   Tateru, Inc......................................................   7,800     15,549
    Tatsuta Electric Wire and Cable Co., Ltd.........................  17,800     97,611
    Tayca Corp.......................................................   6,500    128,224
    Tazmo Co., Ltd...................................................   3,000     35,670
    Tbk Co., Ltd.....................................................   9,700     40,591
#   TDC Soft, Inc....................................................   6,600     54,439
    TDK Corp., Sponsored ADR.........................................   7,012    718,800
    TDK Corp.........................................................  27,500  2,713,528
    Tear Corp........................................................   5,100     28,281
    TechMatrix Corp..................................................   5,700    127,598
    Techno Smart Corp................................................   1,600     16,192
    TechnoPro Holdings, Inc..........................................  14,100    867,233
    Tecnos Japan, Inc................................................   5,500     27,451
    Teijin, Ltd...................................................... 129,300  2,590,956
    Teikoku Electric Manufacturing Co., Ltd..........................   4,100     47,843
    Tekken Corp......................................................   6,100    163,544
    Tenpos Holdings Co., Ltd.........................................     800     16,190
    Terasaki Electric Co., Ltd.......................................     800      6,879
    Terumo Corp......................................................  52,000  1,697,110
    T-Gaia Corp......................................................   6,700    161,131
    THK Co., Ltd.....................................................  34,200    983,431
#   Tigers Polymer Corp..............................................   6,200     36,060
    TIS, Inc.........................................................  19,700  1,194,480
    Toa Corp.........................................................   9,200    105,716
    Toa Corp.........................................................   8,500    114,354
    Toa Oil Co., Ltd.................................................   2,500     57,354
    TOA ROAD Corp....................................................   2,400     79,432
    Tobishima Corp...................................................  10,210    136,919
    Tobu Railway Co., Ltd............................................  15,700    523,908
    TOC Co., Ltd.....................................................  21,100    153,248
    Tocalo Co., Ltd..................................................  43,900    432,796
    Tochigi Bank, Ltd. (The)......................................... 103,100    216,486
    Toda Corp........................................................  65,000    406,025
#   Toda Kogyo Corp..................................................   2,100     43,536
    Toei Animation Co., Ltd..........................................   4,900    228,591
    Toei Co., Ltd....................................................   1,700    235,406
#   Toell Co., Ltd...................................................   2,100     14,979
    Toenec Corp......................................................   3,900    127,226
#   Togami Electric Manufacturing Co., Ltd...........................     800     13,099
    Toho Bank, Ltd. (The)............................................  92,800    227,163
    Toho Co., Ltd....................................................   3,500    141,349
    Toho Co., Ltd....................................................   3,800     61,297
    Toho Gas Co., Ltd................................................  10,800    420,644
    Toho Holdings Co., Ltd...........................................  24,200    613,770
#   Toho Titanium Co., Ltd...........................................  20,600    169,633
    Toho Zinc Co., Ltd...............................................   7,800    158,282

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Tohoku Bank, Ltd. (The)..........................................   4,000 $   37,003
    Tohoku Electric Power Co., Inc...................................  37,800    388,500
#   Tohto Suisan Co., Ltd............................................   1,300     31,735
    Tokai Carbon Co., Ltd............................................  81,500    823,058
    Tokai Corp.......................................................   7,200    167,567
    TOKAI Holdings Corp..............................................  59,200    580,601
    Tokai Lease Co., Ltd.............................................     200      3,048
    Tokai Rika Co., Ltd..............................................  32,400    625,329
#   Tokai Tokyo Financial Holdings, Inc..............................  89,300    232,854
    Token Corp.......................................................   3,900    250,110
    Tokio Marine Holdings, Inc.......................................  46,000  2,487,017
    Tokushu Tokai Paper Co., Ltd.....................................   3,900    146,638
    Tokuyama Corp....................................................  45,600  1,218,158
*   Tokyo Base Co., Ltd..............................................   6,600     44,739
    Tokyo Century Corp...............................................  16,700    771,135
    Tokyo Dome Corp..................................................  39,700    350,142
*   Tokyo Electric Power Co. Holdings, Inc........................... 129,188    598,288
    Tokyo Electron Device, Ltd.......................................   3,600     68,868
    Tokyo Electron, Ltd..............................................  15,200  3,079,498
    Tokyo Energy & Systems, Inc......................................  12,200    113,763
    Tokyo Gas Co., Ltd...............................................  20,700    505,308
    Tokyo Individualized Educational Institute, Inc..................   2,600     18,965
    Tokyo Keiki, Inc.................................................   5,500     48,408
    Tokyo Kiraboshi Financial Group, Inc.............................  13,213    186,089
    Tokyo Ohka Kogyo Co., Ltd........................................  15,400    609,892
    Tokyo Rakutenchi Co., Ltd........................................   1,000     53,903
    Tokyo Rope Manufacturing Co., Ltd................................   6,700     70,992
    Tokyo Sangyo Co., Ltd............................................   9,500     49,521
    Tokyo Seimitsu Co., Ltd..........................................  16,500    529,965
    Tokyo Steel Manufacturing Co., Ltd...............................  32,200    259,233
    Tokyo Tatemono Co., Ltd..........................................  68,900    980,273
    Tokyo Tekko Co., Ltd.............................................   4,500     65,828
#   Tokyo Theatres Co., Inc..........................................   3,800     49,047
    Tokyotokeiba Co., Ltd............................................   5,600    176,831
    Tokyu Construction Co., Ltd......................................  55,100    436,413
    Tokyu Corp.......................................................  24,500    463,383
    Tokyu Fudosan Holdings Corp...................................... 273,925  1,816,917
    Toli Corp........................................................  21,200     57,216
    Tomato Bank, Ltd.................................................   3,500     34,526
    Tomen Devices Corp...............................................   1,600     39,158
    Tomoe Corp.......................................................  15,300     59,453
    Tomoe Engineering Co., Ltd.......................................   3,600     78,355
    Tomoegawa Co., Ltd...............................................   1,400     12,482
    Tomoku Co., Ltd..................................................   5,000     80,123
    TOMONY Holdings, Inc.............................................  92,400    321,719
    Tomy Co., Ltd....................................................  55,100    597,520
    Tonami Holdings Co., Ltd.........................................   2,700    124,600
    Topcon Corp......................................................  62,000    854,890
    Toppan Forms Co., Ltd............................................  21,800    217,909
    Topre Corp.......................................................  18,800    326,230
    Topy Industries, Ltd.............................................   9,700    198,292
    Toray Industries, Inc............................................ 199,600  1,410,601
#   Torex Semiconductor, Ltd.........................................   3,600     48,166
    Toridoll Holdings Corp...........................................  13,500    308,313
    Torii Pharmaceutical Co., Ltd....................................   3,900    104,072
    Torikizoku Co., Ltd..............................................   2,000     36,951
    Torishima Pump Manufacturing Co., Ltd............................   8,300     79,036
    Tosei Corp.......................................................  21,800    274,980
    Toshiba Corp.....................................................   7,700    263,310

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Toshiba Machine Co., Ltd.........................................  10,500 $   234,962
    Toshiba Plant Systems & Services Corp............................   5,800     113,325
    Toshiba TEC Corp.................................................  17,400     627,540
    Tosho Co., Ltd...................................................   5,400     110,282
    Tosoh Corp....................................................... 123,000   1,684,178
    Totech Corp......................................................   2,900      63,117
    Totetsu Kogyo Co., Ltd...........................................   9,400     293,053
    TOTO, Ltd........................................................  12,500     510,323
    Totoku Electric Co., Ltd.........................................   1,700      34,347
    Tottori Bank, Ltd. (The).........................................   4,000      52,500
    Toukei Computer Co., Ltd.........................................     600      18,332
    Tow Co., Ltd.....................................................   8,100      57,761
    Towa Bank, Ltd. (The)............................................  22,000     186,800
    Towa Corp........................................................  11,200     110,143
    Towa Pharmaceutical Co., Ltd.....................................  15,000     384,641
    Toyo Construction Co., Ltd.......................................  48,000     225,542
    Toyo Denki Seizo K.K.............................................   2,600      37,593
#*  Toyo Engineering Corp............................................  13,700      87,263
    Toyo Ink SC Holdings Co., Ltd....................................  17,800     433,823
    Toyo Kanetsu K.K.................................................   4,300      80,726
    Toyo Logistics Co., Ltd..........................................   6,800      20,380
    Toyo Machinery & Metal Co., Ltd..................................   7,600      40,943
#   Toyo Securities Co., Ltd.........................................  26,300      41,880
    Toyo Seikan Group Holdings, Ltd..................................  41,300     652,679
    Toyo Suisan Kaisha, Ltd..........................................   5,900     248,419
    Toyo Tanso Co., Ltd..............................................   4,900     115,775
    Toyo Tire Corp...................................................  66,600     928,954
    Toyo Wharf & Warehouse Co., Ltd..................................   2,200      28,884
    Toyobo Co., Ltd..................................................  46,200     624,487
    Toyoda Gosei Co., Ltd............................................  41,200     963,862
    Toyota Boshoku Corp..............................................  37,500     550,980
#   Toyota Motor Corp., Sponsored ADR................................  42,528   5,892,254
    Toyota Motor Corp................................................ 272,473  18,904,417
    Toyota Tsusho Corp...............................................  25,100     865,913
    TPR Co., Ltd.....................................................  14,100     252,419
*   Traders Holdings Co., Ltd........................................  15,600       9,729
    Trancom Co., Ltd.................................................   4,800     316,777
    Transaction Co., Ltd.............................................   4,200      37,026
    Treasure Factory Co., Ltd........................................   2,000      21,838
    Trend Micro, Inc.................................................  20,700   1,044,817
    Tri Chemical Laboratories, Inc...................................   2,000     130,585
    Trusco Nakayama Corp.............................................  14,600     353,012
    Trust Tech, Inc..................................................   6,600      83,653
    TS Tech Co., Ltd.................................................  23,300     746,240
    Tsubaki Nakashima Co., Ltd.......................................  23,900     406,830
    Tsubakimoto Chain Co.............................................  13,300     454,406
    Tsubakimoto Kogyo Co., Ltd.......................................   1,500      61,571
    Tsudakoma Corp...................................................   1,800      20,773
#   Tsugami Corp.....................................................  27,000     249,448
    Tsukada Global Holdings, Inc.....................................  10,100      56,737
    Tsukishima Kikai Co., Ltd........................................   9,600     147,873
    Tsukuba Bank, Ltd................................................  54,500     108,575
    Tsukui Corp......................................................  36,700     151,230
    Tsumura & Co.....................................................  14,700     404,830
    Tsuruha Holdings, Inc............................................   5,200     584,940
    Tsurumi Manufacturing Co., Ltd...................................   7,700     151,792
    Tv Tokyo Holdings Corp...........................................   7,000     145,714
    UACJ Corp........................................................  20,791     380,847
    Ube Industries, Ltd..............................................  65,120   1,394,295

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
JAPAN -- (Continued)
    Uchida Yoko Co., Ltd.............................................  3,400 $  133,607
    Uchiyama Holdings Co., Ltd.......................................  1,500      7,259
    Ulvac, Inc....................................................... 30,200  1,321,232
    UMC Electronics Co., Ltd.........................................  3,100     13,669
*   Umenohana Co., Ltd...............................................    500     11,713
    Unicharm Corp.................................................... 20,000    677,817
    Uniden Holdings Corp.............................................  3,300     59,876
#   UNIMAT Retirement Community Co., Ltd.............................  2,100     30,482
    Union Tool Co....................................................  2,100     66,925
    Unipres Corp..................................................... 24,400    399,079
    United Arrows, Ltd...............................................  8,200    250,667
    United Super Markets Holdings, Inc............................... 26,300    236,562
    UNITED, Inc......................................................  3,700     40,652
*   Unitika, Ltd..................................................... 39,400    122,461
    Universal Entertainment Corp.....................................  6,600    220,241
    Unizo Holdings Co., Ltd.......................................... 10,200    470,450
#   Urbanet Corp. Co., Ltd........................................... 10,100     38,184
    USS Co., Ltd..................................................... 12,400    240,165
#   UT Group Co., Ltd................................................  9,400    233,492
    Utoc Corp........................................................  7,600     39,237
#   V Technology Co., Ltd............................................  4,000    237,976
    Valor Holdings Co., Ltd.......................................... 21,200    361,721
    Valqua, Ltd......................................................  9,400    209,438
    Value HR Co., Ltd................................................    500     15,135
    ValueCommerce Co., Ltd...........................................  9,900    152,314
#*  V-Cube, Inc......................................................  2,300      9,589
#*  Vector, Inc......................................................  9,500     89,322
#   Vertex Corp......................................................  3,020     47,647
#*  VIA Holdings, Inc................................................  5,300     32,875
    Village Vanguard Co., Ltd........................................  2,800     28,707
*   Vision, Inc......................................................  8,100    118,788
#*  Visionary Holdings Co., Ltd......................................  5,890     20,420
    Vital KSK Holdings, Inc.......................................... 20,700    211,357
    VT Holdings Co., Ltd............................................. 57,900    258,743
    Wacoal Holdings Corp............................................. 17,000    446,954
    Wacom Co., Ltd................................................... 20,600     76,674
    Wakachiku Construction Co., Ltd..................................  5,800     88,139
    Wakita & Co., Ltd................................................ 18,200    183,966
    Warabeya Nichiyo Holdings Co., Ltd...............................  6,700    117,951
#   Watahan & Co., Ltd...............................................  4,200     80,131
    WATAMI Co., Ltd..................................................  8,800    114,778
    Watts Co., Ltd...................................................  3,600     20,421
    WDB Holdings Co., Ltd............................................  2,900     73,712
    Weathernews, Inc.................................................  1,400     44,210
    Welcia Holdings Co., Ltd.........................................  8,600    494,158
    West Holdings Corp............................................... 10,600    156,558
    West Japan Railway Co............................................  7,700    669,056
    Will Group, Inc..................................................  5,000     45,811
    WIN-Partners Co., Ltd............................................  6,000     78,470
    Wood One Co., Ltd................................................  3,700     39,221
#   Workman Co., Ltd.................................................    800     56,623
    World Holdings Co., Ltd..........................................  4,300     72,026
    Wowow, Inc.......................................................  3,400     81,780
    Xebio Holdings Co., Ltd.......................................... 12,800    143,442
    YAC Holdings Co., Ltd............................................  4,800     37,162
    Yachiyo Industry Co., Ltd........................................  3,600     21,706
    Yahagi Construction Co., Ltd..................................... 13,000     92,242
    Yakult Honsha Co., Ltd...........................................  3,000    171,929
    YAKUODO Holdings Co., Ltd........................................  3,900     94,026

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
JAPAN -- (Continued)
    YAMABIKO Corp....................................................    14,900 $    169,147
    YAMADA Consulting Group Co., Ltd.................................     5,200       93,746
    Yamada Denki Co., Ltd............................................   108,240      523,176
    Yamagata Bank, Ltd. (The)........................................    12,800      180,615
    Yamaguchi Financial Group, Inc...................................    55,600      390,106
    Yamaha Corp......................................................     6,300      293,386
    Yamaha Motor Co., Ltd............................................    91,700    1,794,837
#*  Yamaha Motor Robotics Holdings Co., Ltd..........................     8,400       46,703
    Yamaichi Electronics Co., Ltd....................................    13,900      187,890
#   YA-MAN, Ltd......................................................    10,400       67,274
    Yamanashi Chuo Bank, Ltd. (The)..................................    14,400      143,705
    Yamatane Corp....................................................     4,600       60,144
    Yamato Holdings Co., Ltd.........................................    43,000      721,222
    Yamaura Corp.....................................................     1,900       15,342
    Yamaya Corp......................................................     2,500       48,629
    Yamazaki Baking Co., Ltd.........................................    59,200    1,009,282
    Yamazen Corp.....................................................    21,500      198,506
    Yaoko Co., Ltd...................................................     9,700      452,420
    Yashima Denki Co., Ltd...........................................     1,700       13,967
    Yaskawa Electric Corp............................................    34,300    1,304,694
    Yasunaga Corp....................................................     4,700       59,408
    Yellow Hat, Ltd..................................................    14,400      234,438
    Yokogawa Bridge Holdings Corp....................................    13,600      248,975
    Yokogawa Electric Corp...........................................    28,100      514,874
    Yokohama Reito Co., Ltd..........................................    24,400      242,044
    Yokohama Rubber Co., Ltd. (The)..................................    62,800    1,402,653
#   Yokowo Co., Ltd..................................................     9,400      270,833
    Yomiuri Land Co., Ltd............................................     2,200       94,261
    Yondenko Corp....................................................     1,500       38,391
#   Yondoshi Holdings, Inc...........................................     4,200      102,267
    Yorozu Corp......................................................     9,700      123,965
    Yossix Co., Ltd..................................................     1,000       27,753
    Yotai Refractories Co., Ltd......................................     8,000       53,849
    Yuasa Funashoku Co., Ltd.........................................       400       13,567
    Yuasa Trading Co., Ltd...........................................     6,100      189,239
    Yuken Kogyo Co., Ltd.............................................     1,600       25,435
#   Yume No Machi Souzou Iinkai Co., Ltd.............................     8,400       77,246
#   Yumeshin Holdings Co., Ltd.......................................    16,300      145,252
    Yurtec Corp......................................................    17,800      110,063
    Yushiro Chemical Industry Co., Ltd...............................     4,700       61,937
    Z Holdings Corp..................................................   170,300      524,305
    Zaoh Co., Ltd....................................................     1,400       19,149
    Zenrin Co., Ltd..................................................    13,950      252,642
#   Zensho Holdings Co., Ltd.........................................    40,500      856,601
    Zeon Corp........................................................    85,100      969,434
    ZIGExN Co., Ltd..................................................    20,100      107,778
    Zojirushi Corp...................................................    12,000      184,145
#   ZOZO, Inc........................................................    33,200      773,325
#   Zuiko Corp.......................................................     1,200       37,085
                                                                                ------------
TOTAL JAPAN..........................................................            689,632,216
                                                                                ------------
MALAYSIA -- (0.6%)
#   Duopharma Biotech Bhd............................................    53,527       17,157
#   7-Eleven Malaysia Holdings Bhd, Class B..........................   114,356       38,575
#   Aeon Co. M Bhd...................................................   243,200       96,489
    AEON Credit Service M Bhd........................................    49,150      179,931
    AFFIN Bank Bhd...................................................   128,790       59,758
    AirAsia Group Bhd................................................ 1,062,600      485,145
#*  AirAsia X Bhd....................................................   849,300       34,479

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
MALAYSIA -- (Continued)
    Alliance Bank Malaysia Bhd.......................................   376,100 $258,831
    Allianz Malaysia Bhd.............................................       100      330
    AMMB Holdings Bhd................................................   484,500  462,147
#   Ann Joo Resources Bhd............................................   120,200   32,167
    APM Automotive Holdings Bhd......................................    34,700   16,931
    Astro Malaysia Holdings Bhd......................................   151,100   48,831
    Axiata Group Bhd.................................................   459,040  471,830
    Batu Kawan Bhd...................................................    32,700  122,043
#*  Berjaya Assets Bhd...............................................   277,000   19,542
#*  Berjaya Corp. Bhd................................................ 1,321,110   75,798
*   Berjaya Land Bhd.................................................   315,100   15,052
#   Berjaya Sports Toto Bhd..........................................   316,659  200,704
*   Bermaz Auto Bhd..................................................   273,800  149,297
    BIMB Holdings Bhd................................................   148,500  150,991
*   Borneo Oil Bhd...................................................   412,350    4,420
#   Boustead Holdings Bhd............................................   220,899   52,804
#   Boustead Plantations Bhd.........................................    70,980   10,301
#   British American Tobacco Malaysia Bhd............................    40,800  183,680
#*  Bumi Armada Bhd..................................................   999,100  107,333
    Bursa Malaysia Bhd...............................................   212,000  306,722
    CAB Cakaran Corp. Bhd............................................    89,900   10,391
    Cahya Mata Sarawak Bhd...........................................   177,600  102,730
    Can-One Bhd......................................................    18,400   14,510
    Carlsberg Brewery Malaysia Bhd, Class B..........................    50,200  333,209
    CB Industrial Product Holding Bhd................................   102,800   19,664
    CIMB Group Holdings Bhd..........................................   514,949  646,272
*   Coastal Contracts Bhd............................................    42,800   11,666
    Comfort Glove Bhd................................................    79,200   14,673
    Cypark Resources Bhd.............................................    91,500   30,615
    D&O Green Technologies Bhd.......................................   248,900   44,564
#   Dagang NeXchange Bhd.............................................   387,100   25,862
#   Datasonic Group Bhd..............................................   154,100   41,943
*   Dayang Enterprise Holdings Bhd...................................   281,339  130,904
    Dialog Group Bhd.................................................   390,658  325,064
    DiGi.Com Bhd.....................................................   172,900  194,175
#   DRB-Hicom Bhd....................................................   359,300  217,167
    Dutch Lady Milk Industries Bhd...................................     4,500   62,593
    Eastern & Oriental Bhd...........................................   315,069   48,977
#*  Eco World Development Group Bhd..................................   481,100   74,762
*   Econpile Holdings Bhd............................................   315,000   54,057
    Evergreen Fibreboard Bhd.........................................   210,750   15,341
    Excel Force MSC Bhd..............................................   145,700   21,202
#*  FGV Holdings Bhd.................................................   937,500  246,327
    Fraser & Neave Holdings Bhd......................................    16,600  137,279
#   Frontken Corp. Bhd...............................................   322,300  146,838
    Gabungan AQRS Bhd................................................   170,034   52,362
    Gadang Holdings Bhd..............................................   196,250   32,144
    Gamuda Bhd.......................................................   431,500  385,845
    Gas Malaysia Bhd.................................................    80,000   53,575
    Genting Malaysia Bhd.............................................   479,800  368,001
#   Genting Plantations Bhd..........................................    42,200  100,021
#   George Kent Malaysia Bhd.........................................   195,300   48,029
    Globetronics Technology Bhd......................................   126,633   62,629
    Glomac Bhd.......................................................    95,260    8,207
    Guan Chong Bhd...................................................    54,500   63,771
    Hai-O Enterprise Bhd.............................................    81,100   45,379
    HAP Seng Consolidated Bhd........................................   229,580  548,269
    Hap Seng Plantations Holdings Bhd................................    72,400   25,327
    Hartalega Holdings Bhd...........................................   150,500  189,329

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
MALAYSIA -- (Continued)
    Heineken Malaysia Bhd............................................    39,900 $243,731
#*  Hengyuan Refining Co. Bhd........................................    58,600   59,986
    HeveaBoard Bhd...................................................   142,700   18,911
    Hiap Teck Venture Bhd............................................   425,300   20,292
*   Hibiscus Petroleum Bhd...........................................   486,400  109,230
    Hock Seng LEE Bhd................................................    55,900   17,806
    Hong Leong Bank Bhd..............................................    30,132  124,071
    Hong Leong Financial Group Bhd...................................    43,353  180,675
#   Hong Leong Industries Bhd........................................    36,400   94,025
*   HSS Engineers Bhd................................................    64,200   12,423
    IHH Healthcare Bhd...............................................    38,400   52,335
    IJM Corp. Bhd....................................................   740,320  380,631
#   IJM Plantations Bhd..............................................    72,500   26,535
    Inari Amertron Bhd...............................................   685,988  322,466
    Insas Bhd........................................................   225,200   46,013
    IOI Corp. Bhd....................................................    83,926   87,595
    IOI Properties Group Bhd.........................................   412,924  102,638
*   Iris Corp. Bhd...................................................   271,500    9,421
#*  Iskandar Waterfront City Bhd.....................................   179,900   37,146
#*  JAKS Resources Bhd...............................................   200,700   50,800
    Jaya Tiasa Holdings Bhd..........................................   170,800   22,053
    JHM Consolidation Bhd............................................    41,000   13,011
    Kerjaya Prospek Group Bhd........................................   149,680   47,580
*   KNM Group Bhd.................................................... 1,116,730  121,189
    Kossan Rubber Industries.........................................   232,400  230,651
    KPJ Healthcare Bhd...............................................   522,800  115,037
*   Kretam Holdings Bhd..............................................   113,800    9,967
*   KSL Holdings Bhd.................................................   222,492   40,989
    Kuala Lumpur Kepong Bhd..........................................    27,100  140,510
*   Landmarks Bhd....................................................    74,700    8,404
    LBS Bina Group Bhd...............................................   295,680   34,992
    Lii Hen Industries Bhd...........................................    52,800   38,608
    Lingkaran Trans Kota Holdings Bhd................................    48,400   53,416
*   Lion Industries Corp. Bhd........................................    42,300    3,886
    Lotte Chemical Titan Holding Bhd.................................    17,100   10,140
    LPI Capital Bhd..................................................    38,184  139,601
    Magni-Tech Industries Bhd........................................   170,666  103,716
    Magnum Bhd.......................................................   251,900  168,669
#   Mah Sing Group Bhd...............................................   576,440  104,786
    Malakoff Corp. Bhd...............................................   339,500   69,436
    Malayan Banking Bhd..............................................   199,083  409,401
#   Malayan Flour Mills Bhd..........................................   239,200   40,249
    Malaysia Airports Holdings Bhd...................................   297,892  563,819
#   Malaysia Building Society Bhd....................................   601,627  125,884
    Malaysian Pacific Industries Bhd.................................    44,675  114,406
    Malaysian Resources Corp. Bhd....................................   906,300  160,224
    Malton Bhd.......................................................   169,500   20,060
    Matrix Concepts Holdings Bhd.....................................   142,275   64,324
    Maxis Bhd........................................................   131,200  168,938
*   Media Prima Bhd..................................................   306,800   26,753
#   Mega First Corp. Bhd.............................................    84,100   88,922
    MISC Bhd.........................................................   164,580  327,810
    Mitrajaya Holdings Bhd...........................................   163,800   10,963
    MKH Bhd..........................................................   124,324   37,746
#   MMC Corp. Bhd....................................................   227,500   54,877
*   MNRB Holdings Bhd................................................   152,580   41,917
*   MPHB Capital Bhd.................................................   114,100   29,185
#   Muda Holdings Bhd................................................    76,200   28,576
*   Mudajaya Group Bhd...............................................   119,967   10,306

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
MALAYSIA -- (Continued)
    Muhibbah Engineering M Bhd.......................................    98,000 $   55,944
#*  Mulpha International Bhd.........................................    51,880     24,688
    My EG Services Bhd...............................................   569,600    155,078
    Nestle Malaysia Bhd..............................................     3,300    114,206
*   OCK Group Bhd....................................................   106,000     15,793
    Padini Holdings Bhd..............................................   269,400    236,597
    Panasonic Manufacturing Malaysia Bhd.............................     4,500     40,585
    Pantech Group Holdings Bhd.......................................   193,198     23,095
    Paramount Corp. Bhd..............................................   107,240     32,309
*   Pentamaster Corp. Bhd............................................    67,350     74,123
    Petron Malaysia Refining & Marketing Bhd.........................    36,200     43,793
    Petronas Chemicals Group Bhd.....................................   308,600    551,349
    Petronas Dagangan Bhd............................................    17,100     96,362
    Petronas Gas Bhd.................................................    39,100    155,746
    PIE Industrial Bhd...............................................    22,300      7,243
    Pos Malaysia Bhd.................................................    93,200     34,269
#   Press Metal Aluminium Holdings Bhd...............................   343,839    391,216
    Public Bank Bhd..................................................   369,340  1,792,538
    QL Resources Bhd.................................................   172,705    300,334
    Ranhill Holdings Bhd.............................................   141,000     42,785
    RGB International Bhd............................................   757,485     33,459
    RHB Bank Bhd.....................................................   215,943    297,051
*   Salcon Bhd.......................................................   248,008     14,768
    Sapura Energy Bhd................................................ 2,342,843    148,341
    Sarawak Oil Palms Bhd............................................    77,957     43,845
    Scientex Bhd.....................................................   124,600    274,512
    Serba Dinamik Holdings Bhd.......................................   192,700    192,145
    Shangri-La Hotels Malaysia Bhd...................................    15,100     18,078
    Sime Darby Bhd...................................................   380,122    206,106
#   Sime Darby Plantation Bhd........................................   183,822    215,570
#   Sime Darby Property Bhd..........................................   332,922     57,726
    SKP Resources Bhd................................................   386,500    115,509
    SP Setia Bhd Group...............................................   150,024     43,394
    Star Media Group Bhd.............................................    50,500      5,789
    Sunway Bhd.......................................................   420,989    171,130
    Sunway Construction Group Bhd....................................   111,780     52,063
    Supermax Corp. Bhd...............................................   452,100    158,743
    Suria Capital Holdings Bhd.......................................    19,320      6,468
    Syarikat Takaful Malaysia Keluarga Bhd...........................   107,200    161,290
    Ta Ann Holdings Bhd..............................................    80,257     45,852
    TA Enterprise Bhd................................................   333,600     48,678
    TA Global Bhd....................................................   444,500     25,009
    Taliworks Corp. Bhd..............................................   150,500     32,747
    Tambun Indah Land Bhd............................................    80,300     14,406
*   TDM Bhd..........................................................   302,940     12,657
    Telekom Malaysia Bhd.............................................   193,648    174,019
    Tenaga Nasional Bhd..............................................   127,950    423,738
    Thong Guan Industries Bhd........................................    23,200     16,080
    TIME dotCom Bhd..................................................    47,300    103,206
    TMC Life Sciences Bhd............................................    72,700     11,557
    Top Glove Corp. Bhd..............................................   419,200    436,121
    Tropicana Corp. Bhd..............................................   210,802     41,609
    TSH Resources Bhd................................................   164,100     35,245
    Tune Protect Group Bhd...........................................   178,800     25,632
#   Uchi Technologies Bhd............................................    72,300     47,729
#   UEM Edgenta Bhd..................................................    78,600     59,999
*   UEM Sunrise Bhd..................................................   806,058    131,929
    UMW Holdings Bhd.................................................    75,400     79,891
    United Plantations Bhd...........................................    11,300     67,483

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
MALAYSIA -- (Continued)
    UOA Development Bhd..............................................   278,100 $   132,981
*   Velesto Energy Bhd............................................... 1,276,083     108,227
    ViTrox Corp. Bhd.................................................    25,900      47,882
#*  Vizione Holdings Bhd.............................................   230,400      46,775
    VS Industry Bhd..................................................   656,075     219,333
#*  Wah Seong Corp. Bhd..............................................   104,398      27,709
*   WCT Holdings Bhd.................................................   481,481     103,080
    Westports Holdings Bhd...........................................   152,600     156,109
    Yinson Holdings Bhd..............................................   240,900     397,877
*   YNH Property Bhd.................................................   134,015      82,682
    YTL Corp. Bhd.................................................... 1,655,362     344,207
#   YTL Power International Bhd......................................   349,503      57,318
                                                                                -----------
TOTAL MALAYSIA.......................................................            24,314,499
                                                                                -----------
MEXICO -- (0.7%)
    Alfa S.A.B. de C.V., Class A..................................... 1,725,090   1,501,209
    Alpek S.A.B. de C.V..............................................   236,508     255,608
#*  Alsea S.A.B. de C.V..............................................   243,821     648,954
    America Movil S.A.B. de C.V...................................... 1,806,998   1,430,644
    America Movil S.A.B. de C.V., Sponsored ADR, Class L.............    25,067     396,309
    Arca Continental S.A.B. de C.V...................................    76,782     429,163
#*  Axtel S.A.B. de C.V..............................................   675,377     101,465
    Banco del Bajio SA...............................................    48,437      78,259
#   Becle S.A.B. de C.V..............................................    88,536     152,481
    Bolsa Mexicana de Valores S.A.B. de C.V..........................   223,741     489,784
    Cemex S.A.B. de C.V.............................................. 2,319,321     871,712
    Coca-Cola Femsa S.A.B. de C.V., Sponsored ADR....................     4,452     244,771
#   Coca-Cola Femsa S.A.B. de C.V....................................    13,300      73,177
    Consorcio ARA S.A.B. de C.V......................................   305,857      57,398
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., ADR...........    15,370     166,611
*   Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A.......    25,993      28,133
    Corp. Inmobiliaria Vesta S.A.B. de C.V...........................   201,577     339,411
    Corp. Moctezuma S.A.B. de C.V....................................    73,800     216,779
    Credito Real S.A.B. de C.V. SOFOM ER.............................    85,587     105,980
    El Puerto de Liverpool S.A.B. de C.V.............................    30,360     154,684
#*  Empresas ICA S.A.B. de C.V.......................................   117,564         617
*   Financiera Independencia S.A.B. de C.V. SOFOM ENR................    32,800       4,007
    Fomento Economico Mexicano S.A.B. de C.V.........................    23,152     205,794
    Fomento Economico Mexicano S.A.B. de C.V., Sponsored ADR.........       527      46,914
#*  Genomma Lab Internacional S.A.B. de C.V., Class B................   450,602     476,685
    Gentera S.A.B. de C.V............................................   471,339     465,544
    Gruma S.A.B. de C.V., Class B....................................    75,569     790,751
#*  Grupo Aeromexico S.A.B. de C.V...................................   104,243      80,798
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V...............   179,878   1,248,248
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR.............     9,537     996,712
    Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B.........    33,125     347,204
    Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR..............     2,878     471,272
    Grupo Bimbo S.A.B. de C.V., Class A..............................   308,728     576,162
    Grupo Carso S.A.B. de C.V........................................    76,516     255,365
#   Grupo Cementos de Chihuahua S.A.B. de C.V........................    47,506     264,516
    Grupo Comercial Chedraui S.A. de C.V.............................   184,226     257,906
    Grupo Elektra S.A.B. de C.V......................................    13,808   1,003,128
*   Grupo Famsa S.A.B. de C.V., Class A..............................   110,408      31,051
    Grupo Financiero Banorte S.A.B. de C.V...........................   388,460   2,123,996
    Grupo Financiero Inbursa S.A.B. de C.V...........................   427,783     532,157
*   Grupo GICSA SAB de CV............................................   109,089      28,525
#   Grupo Herdez S.A.B. de C.V.......................................   128,128     261,032
    Grupo Industrial Saltillo S.A.B. de C.V..........................     7,200       8,975
#   Grupo Lala S.A.B. de C.V.........................................    93,077      91,594

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                   SHARES    VALUE>>
                                                                   ------- -----------
MEXICO -- (Continued)
    Grupo Lamosa S.A.B. de C.V....................................  35,276 $    53,098
    Grupo Mexico S.A.B. de C.V., Class B.......................... 777,552   2,052,965
*   Grupo Pochteca S.A.B. de C.V..................................   3,616       1,305
    Grupo Sanborns S.A.B. de C.V..................................  53,862      64,400
*   Grupo Simec S.A.B. de C.V., Sponsored ADR.....................   1,049       9,661
*   Grupo Simec S.A.B. de C.V., Class B...........................  35,729     112,370
    Grupo Televisa S.A.B., Sponsored ADR..........................  23,672     261,576
#   Grupo Televisa S.A.B.......................................... 364,917     806,416
*   Grupo Traxion S.A.B. de C.V...................................  33,240      23,759
*   Hoteles City Express S.A.B. de C.V............................ 167,851     144,410
*   Impulsora del Desarrollo y el Empleo en America Latina S.A.B.
      de C.V...................................................... 133,290     149,736
    Industrias Bachoco S.A.B. de C.V., Sponsored ADR..............     266      14,321
    Industrias Bachoco S.A.B. de C.V., Class B....................  77,686     349,247
#*  Industrias CH S.A.B. de C.V., Class B.........................  83,707     360,998
#   Industrias Penoles S.A.B. de C.V..............................  52,736     628,067
*   Infraestructura Energetica Nova S.A.B. de C.V.................  24,280     107,286
    Kimberly-Clark de Mexico S.A.B. de C.V., Class A.............. 304,512     611,826
#*  La Comer S.A.B. de C.V........................................ 254,723     344,415
    Megacable Holdings S.A.B. de C.V.............................. 176,278     723,659
*   Minera Frisco S.A.B. de C.V...................................  52,132      11,193
*   Minera Frisco S.A.B. de C.V., Class A1........................  88,464      18,717
    Nemak S.A.B. de C.V........................................... 320,074     136,439
#   Orbia Advance Corp. S.A.B. de C.V............................. 480,909   1,040,992
    Organizacion Cultiba S.A.B. de C.V............................  12,061       7,358
    Organizacion Soriana S.A.B. de C.V., Class B.................. 151,399     194,871
    Promotora y Operadora de Infraestructura S.A.B. de C.V........  57,834     534,641
    Promotora y Operadora de Infraestructura S.A.B. de C.V.,
      Class L.....................................................   2,632      16,966
    Qualitas Controladora S.A.B. de C.V...........................  57,781     249,879
    Regional S.A.B. de C.V........................................ 124,507     662,907
#*  Telesites S.A.B. de C.V....................................... 437,806     284,261
#   TV Azteca S.A.B. de C.V....................................... 471,517      20,345
    Unifin Financiera S.A.B. de C.V...............................  49,671      84,435
    Vitro S.A.B. de C.V., Class A.................................  16,205      35,760
    Wal-Mart de Mexico S.A.B. de C.V.............................. 241,333     723,253
                                                                           -----------
TOTAL MEXICO......................................................          29,153,017
                                                                           -----------
NETHERLANDS -- (2.2%)
    Aalberts NV...................................................  56,572   2,279,726
    ABN AMRO Bank NV..............................................  74,475   1,388,218
    Accell Group NV...............................................  10,720     266,287
    Aegon NV...................................................... 316,225   1,371,890
    Aegon NV...................................................... 179,497     775,427
*   AFC Ajax NV...................................................     546      11,663
    Akzo Nobel NV.................................................  57,385   5,290,507
*   Altice Europe NV..............................................  17,214      98,495
*   Altice Europe NV, Class B.....................................   5,112      29,379
#   AMG Advanced Metallurgical Group NV...........................  20,713     509,614
    Amsterdam Commodities NV......................................   8,922     192,198
    APERAM SA.....................................................  23,132     592,688
    Arcadis NV....................................................  35,390     699,662
    ArcelorMittal.................................................   6,911     102,759
    ArcelorMittal.................................................  72,449   1,073,693
    ASM International NV..........................................  21,236   2,141,051
    ASML Holding NV...............................................  24,438   6,401,892
    ASR Nederland NV..............................................  70,205   2,573,617
*   Basic-Fit NV..................................................   9,579     292,973
    BE Semiconductor Industries NV................................  50,536   1,873,512
#*  Beter Bed Holding NV..........................................   7,640      18,904
    Boskalis Westminster..........................................  42,580     937,231

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
NETHERLANDS -- (Continued)
#   Brunel International NV..........................................     6,552 $    60,675
    Coca-Cola European Partners P.L.C................................    38,559   2,067,885
    Corbion NV.......................................................    32,429     936,851
    ForFarmers NV....................................................    13,965      84,727
#*  Fugro NV.........................................................    36,135     327,554
    GrandVision NV...................................................    24,330     743,770
*   Heijmans NV......................................................    11,972      96,947
    Heineken NV......................................................    34,211   3,493,609
#   Hunter Douglas NV................................................     1,878     120,302
    IMCD NV..........................................................    12,404     968,555
    ING Groep NV, Sponsored ADR......................................   157,227   1,781,382
    ING Groep NV.....................................................   202,247   2,290,141
    Intertrust NV....................................................    26,987     513,734
    Kendrion NV......................................................     8,308     176,504
    Koninklijke Ahold Delhaize NV, Sponsored ADR.....................       787      19,583
    Koninklijke Ahold Delhaize NV....................................   233,772   5,825,611
#   Koninklijke BAM Groep NV.........................................   144,722     367,427
#   Koninklijke DSM NV...............................................    48,081   5,706,635
    Koninklijke KPN NV............................................... 1,131,446   3,512,424
#   Koninklijke Philips NV...........................................    44,133   1,937,439
    Koninklijke Vopak NV.............................................    25,985   1,427,503
    Nederland Apparatenfabriek.......................................     2,302     123,597
    NN Group NV......................................................    58,309   2,224,890
*   OCI NV...........................................................    33,717     758,105
    Ordina NV........................................................    48,363      98,813
    PostNL NV........................................................   193,888     445,482
*   Prosus N.V.......................................................     6,440     444,096
    Randstad NV......................................................    66,959   3,716,013
#   SBM Offshore NV..................................................    92,151   1,589,190
    Signify NV.......................................................    48,860   1,431,601
    Sligro Food Group NV.............................................    10,761     273,897
*   SNS NV...........................................................    38,309           0
    TKH Group NV.....................................................    26,570   1,362,045
    TomTom NV........................................................    28,622     324,134
#   Unilever NV......................................................    94,159   5,577,979
#   Unilever NV......................................................    15,787     933,117
    Van Lanschot Kempen NV...........................................     5,395     124,387
    Wolters Kluwer NV................................................    70,283   5,176,554
                                                                                -----------
TOTAL NETHERLANDS....................................................            85,984,544
                                                                                -----------
NEW ZEALAND -- (0.3%)
*   a2 Milk Co., Ltd.................................................   129,455   1,074,781
    Air New Zealand, Ltd.............................................   375,730     680,204
    Auckland International Airport, Ltd..............................    92,885     553,578
    Chorus, Ltd......................................................   197,174     670,418
    Chorus, Ltd., ADR................................................     2,187      37,135
    Comvita, Ltd.....................................................     4,222       8,129
    Contact Energy, Ltd..............................................    53,899     254,921
    EBOS Group, Ltd..................................................    27,835     439,637
    Fisher & Paykel Healthcare Corp., Ltd............................    98,156   1,203,903
    Fletcher Building, Ltd...........................................   104,784     307,870
    Fletcher Building, Ltd...........................................    12,299      36,060
#*  Fonterra Co-operative Group, Ltd.................................    16,111      42,850
    Freightways, Ltd.................................................    56,517     278,831
    Genesis Energy, Ltd..............................................   101,163     212,519
    Gentrack Group, Ltd..............................................     5,110      16,705
    Hallenstein Glasson Holdings, Ltd................................    13,766      54,559
    Heartland Group Holdings, Ltd....................................   165,297     173,593
    Infratil, Ltd....................................................   165,212     522,024

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NEW ZEALAND -- (Continued)
    Kathmandu Holdings, Ltd..........................................  51,446 $   103,468
    Mainfreight, Ltd.................................................  31,997     824,277
    Mercury NZ, Ltd..................................................  28,664      91,151
    Meridian Energy, Ltd.............................................  67,998     200,437
    Metlifecare, Ltd.................................................  59,988     185,324
*   Metro Performance Glass, Ltd.....................................  43,009       9,111
    NEW Zealand King Salmon Investments, Ltd.........................   4,992       7,310
    New Zealand Refining Co., Ltd. (The).............................  70,771      92,940
    NZME, Ltd........................................................  83,243      21,256
#   NZX, Ltd.........................................................  67,657      55,941
    PGG Wrightson, Ltd...............................................   8,801      13,872
    Port of Tauranga, Ltd............................................  31,228     133,842
*   Pushpay Holdings, Ltd............................................  11,388      22,934
*   Restaurant Brands New Zealand, Ltd...............................   9,039      69,045
#   Ryman Healthcare, Ltd............................................  34,578     285,785
    Sanford, Ltd.....................................................  19,051      86,717
    Scales Corp., Ltd................................................  45,399     152,067
#   Skellerup Holdings, Ltd..........................................  53,927      79,464
    SKY Network Television, Ltd...................................... 381,009     220,192
    SKYCITY Entertainment Group, Ltd................................. 295,923     741,386
    Spark New Zealand, Ltd........................................... 421,958   1,210,456
    Steel & Tube Holdings, Ltd.......................................  99,869      57,602
    Summerset Group Holdings, Ltd.................................... 114,665     483,243
*   Synlait Milk, Ltd................................................  13,992      84,283
    Tourism Holdings, Ltd............................................  62,429     141,994
*   TOWER, Ltd....................................................... 122,987      53,640
    Trustpower, Ltd..................................................  13,045      70,607
    Vector, Ltd......................................................  54,504     124,285
    Vista Group International, Ltd...................................  16,696      41,723
    Warehouse Group, Ltd. (The)......................................  43,907      74,904
    Z Energy, Ltd.................................................... 153,188     526,042
                                                                              -----------
TOTAL NEW ZEALAND....................................................          12,833,015
                                                                              -----------
NORWAY -- (0.6%)
    ABG Sundal Collier Holding ASA................................... 241,840      89,388
*   Adevinta ASA, Class B............................................   7,400      84,644
    AF Gruppen ASA...................................................   3,951      76,035
*   Akastor ASA......................................................  70,814      80,301
    Aker ASA, Class A................................................   2,145     113,978
#   Aker BP ASA......................................................  38,985   1,081,342
*   Aker Solutions ASA...............................................  59,470     137,308
    American Shipping Co. ASA........................................  21,848      85,265
*   Archer, Ltd......................................................  52,769      19,970
    Atea ASA.........................................................  37,610     475,218
    Austevoll Seafood ASA............................................  48,750     492,281
*   Avance Gas Holding, Ltd..........................................  18,822      85,980
*   Axactor SE.......................................................  45,745      88,642
    Bakkafrost P/F...................................................   9,791     613,122
    Bonheur ASA......................................................   9,038     178,546
    Borregaard ASA...................................................  47,678     459,375
    BW LPG, Ltd......................................................  38,229     267,732
*   BW Offshore, Ltd.................................................  57,352     438,030
    Data Respons ASA.................................................   3,103      12,315
    DNB ASA..........................................................  92,230   1,679,257
    DNO ASA.......................................................... 495,483     602,122
*   DOF ASA..........................................................  53,590       8,071
    Entra ASA........................................................  20,937     313,535
    Equinor ASA...................................................... 156,357   2,902,874
#   Equinor ASA, Sponsored ADR.......................................  36,145     669,044

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NORWAY -- (Continued)
    Europris ASA.....................................................  89,594 $   243,147
#*  FLEX LNG, Ltd....................................................  12,239     113,495
*   Frontline, Ltd...................................................  33,235     349,623
    Gjensidige Forsikring ASA........................................  16,480     308,096
    Golar LNG, Ltd...................................................   3,007      41,406
    Grieg Seafood ASA................................................  33,933     416,142
#*  Hexagon Composites ASA...........................................  15,348      51,873
#   Hoegh LNG Holdings, Ltd..........................................  14,629      56,535
*   Kongsberg Automotive ASA......................................... 187,622      97,739
    Kongsberg Gruppen ASA............................................   9,843     145,415
    Kvaerner ASA.....................................................  65,381      82,979
    Leroy Seafood Group ASA..........................................  42,657     286,548
    Mowi ASA.........................................................  41,266   1,007,374
#*  NEL ASA.......................................................... 176,376     152,925
#*  Nordic Semiconductor ASA.........................................   9,590      54,622
    Norsk Hydro ASA.................................................. 251,367     888,220
#   Norway Royal Salmon ASA..........................................   2,496      58,986
#*  Norwegian Air Shuttle ASA........................................  38,859     188,922
*   Norwegian Finans Holding ASA.....................................  57,578     556,096
#   Ocean Yield ASA..................................................  30,197     168,854
*   Odfjell Drilling, Ltd............................................  34,752     100,801
*   Odfjell SE, Class A..............................................   2,716       8,542
    Orkla ASA........................................................  26,533     255,031
*   Otello Corp. ASA.................................................  44,957      75,503
*   Panoro Energy ASA................................................  11,211      30,470
*   PGS ASA.......................................................... 148,540     251,401
*   PhotoCure ASA....................................................   3,477      22,218
*   Prosafe SE.......................................................  16,760      13,134
*   Protector Forsikring ASA.........................................  14,068      70,977
*   Q-Free ASA.......................................................   7,742       5,605
    Salmar ASA.......................................................   8,154     380,529
    Sbanken ASA......................................................   7,384      52,462
#   Scatec Solar ASA.................................................  44,885     499,336
    Schibsted ASA, Class A...........................................   3,700     108,663
#   Schibsted ASA, Class B...........................................   3,700     103,234
    Selvaag Bolig ASA................................................  18,108      99,898
#   Solon Eiendom ASA................................................   9,046      33,026
    SpareBank 1 SR-Bank ASA..........................................  56,107     597,853
    Stolt-Nielsen, Ltd...............................................  11,950     147,166
    Storebrand ASA................................................... 144,041   1,018,296
    Subsea 7 SA......................................................  63,184     593,595
#   Telenor ASA......................................................  51,150     957,310
    TGS NOPEC Geophysical Co. ASA....................................  45,852   1,190,845
    Tomra Systems ASA................................................  30,975     834,878
    Veidekke ASA.....................................................  38,821     420,967
    Wallenius Wilhelmsen ASA.........................................  22,907      49,968
#*  XXL ASA..........................................................  27,187      55,729
    Yara International ASA...........................................   7,517     292,834
                                                                              -----------
TOTAL NORWAY.........................................................          24,593,643
                                                                              -----------
PERU -- (0.0%)
    Cementos Pacasmayo SAA, ADR......................................   2,701      26,317
    Credicorp, Ltd...................................................   3,175     679,577
    Grana y Montero SAA, Sponsored ADR...............................  10,766      26,484
                                                                              -----------
TOTAL PERU...........................................................             732,378
                                                                              -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc..................................... 120,880     133,057

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE>>
                                                                      --------- --------
PHILIPPINES -- (Continued)
    Aboitiz Power Corp...............................................   201,000 $158,217
*   AC Energy Philippines, Inc.......................................   357,000   19,619
    Alliance Global Group, Inc....................................... 1,047,000  236,592
*   Altus San Nicolas Corp...........................................    19,619    2,003
*   Apex Mining Co., Inc............................................. 1,214,000   27,062
*   Atlas Consolidated Mining & Development Corp.....................   113,900    5,710
    Ayala Corp.......................................................    26,035  440,805
    Ayala Land, Inc..................................................   513,300  490,524
    Bank of the Philippine Islands...................................   110,125  210,392
    BDO Unibank, Inc.................................................   115,446  352,170
    Belle Corp....................................................... 1,510,800   59,232
    Bloomberry Resorts Corp.......................................... 2,171,800  427,323
    Cebu Air, Inc....................................................   108,820  197,960
*   CEMEX Holdings Philippines, Inc..................................   586,000   28,984
    Century Pacific Food, Inc........................................   310,200   91,551
    Century Properties Group, Inc....................................   730,005    8,614
    Chelsea Logistics and Infrastructure Holdings Corp...............   204,500   26,921
    China Banking Corp...............................................   171,167   85,004
    Cosco Capital, Inc............................................... 1,123,900  152,863
    D&L Industries, Inc..............................................   789,500  132,701
    DMCI Holdings, Inc............................................... 1,700,550  274,744
*   DoubleDragon Properties Corp.....................................   193,460   77,158
    Eagle Cement Corp................................................   145,700   44,499
*   East West Banking Corp...........................................   353,750   87,672
    EEI Corp.........................................................   181,100   36,566
*   Emperador, Inc...................................................   390,600   53,879
    Filinvest Land, Inc.............................................. 4,810,000  151,539
    First Gen Corp...................................................   364,800  178,203
    First Philippine Holdings Corp...................................   105,830  164,542
*   Global Ferronickel Holdings, Inc.................................   222,352    8,232
*   Global-Estate Resorts, Inc.......................................   436,000   10,913
    Globe Telecom, Inc...............................................     7,340  263,833
    GT Capital Holdings, Inc.........................................    14,370  252,945
*   Holcim Philippines, Inc..........................................   278,700   80,056
    Integrated Micro-Electronics, Inc................................   248,579   38,738
    International Container Terminal Services, Inc...................   171,360  400,601
    JG Summit Holdings, Inc..........................................   326,630  490,249
    Jollibee Foods Corp..............................................    76,740  350,651
*   Leisure & Resorts World Corp.....................................   141,000    8,505
    Lopez Holdings Corp..............................................   806,300   68,526
    LT Group, Inc....................................................   504,600  132,648
    MacroAsia Corp...................................................    46,100   18,709
    Manila Electric Co...............................................    18,880  125,918
    Manila Water Co., Inc............................................   342,200  133,798
    Max's Group, Inc.................................................   167,800   43,765
*   Megawide Construction Corp.......................................   314,600  109,662
    Megaworld Corp................................................... 3,026,500  287,879
    Metro Pacific Investments Corp................................... 2,131,800  201,412
    Metro Retail Stores Group, Inc...................................   155,000    7,420
    Metropolitan Bank & Trust Co.....................................   173,851  231,432
    Nickel Asia Corp................................................. 1,291,660  101,978
    Pepsi-Cola Products Philippines, Inc.............................   343,700   11,501
    Petron Corp...................................................... 1,103,700  108,929
*   Philex Mining Corp...............................................   516,300   35,948
*   Philippine National Bank.........................................   182,073  161,053
    Philippine Stock Exchange, Inc. (The)............................       312    1,076
    Phoenix Petroleum Philippines, Inc...............................   130,700   28,324
    Pilipinas Shell Petroleum Corp...................................   144,130   96,553
    PLDT, Inc., Sponsored ADR........................................     5,222  108,983

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
PHILIPPINES -- (Continued)
    PLDT, Inc........................................................     7,325 $   157,630
    Premium Leisure Corp............................................. 1,877,000      24,767
    Puregold Price Club, Inc.........................................   320,600     257,874
*   PXP Energy Corp..................................................    44,700      11,291
    RFM Corp.........................................................   196,000      20,806
    Rizal Commercial Banking Corp....................................   125,767      63,663
    Robinsons Land Corp.............................................. 1,018,978     510,690
    Robinsons Retail Holdings, Inc...................................   117,470     175,630
    San Miguel Corp..................................................   148,420     488,539
    San Miguel Food and Beverage, Inc................................    61,160     110,924
    Security Bank Corp...............................................    81,624     320,258
    Semirara Mining & Power Corp.....................................   545,140     250,833
    SM Investments Corp..............................................     4,435      89,908
    SM Prime Holdings, Inc...........................................   377,326     289,714
    SSI Group, Inc...................................................   485,000      24,652
    STI Education Systems Holdings, Inc..............................   634,000       8,495
*   Top Frontier Investment Holdings, Inc............................     3,465      15,734
    Union Bank Of Philippines........................................    77,815      92,216
    Universal Robina Corp............................................    92,460     274,682
    Vista Land & Lifescapes, Inc..................................... 2,668,100     404,276
    Vistamalls, Inc..................................................    58,000       6,381
    Wilcon Depot, Inc................................................   226,900      73,766
                                                                                -----------
TOTAL PHILIPPINES....................................................            11,949,072
                                                                                -----------
POLAND -- (0.3%)
    Agora SA.........................................................     8,317      22,005
*   Alior Bank SA....................................................    32,971     232,940
    Amica SA.........................................................       814      24,889
*   AmRest Holdings SE...............................................    14,882     184,265
    Asseco Poland SA.................................................    30,072     404,360
    Bank Handlowy w Warszawie SA.....................................     6,003      80,151
*   Bank Millennium SA...............................................   109,410     176,128
*   Bank Ochrony Srodowiska SA.......................................     4,661       8,518
    Bank Polska Kasa Opieki SA.......................................     3,270      92,347
*   Bioton SA........................................................     9,806      10,895
*   Boryszew SA......................................................    54,851      61,768
    Budimex SA.......................................................     3,875     133,827
#   CCC SA...........................................................     4,109     120,043
    CD Projekt SA....................................................     4,334     286,103
*   Ciech SA.........................................................    19,145     162,555
    ComArch SA.......................................................       886      40,740
#   Cyfrowy Polsat SA................................................    91,821     666,020
    Develia SA.......................................................   100,816      64,636
*   Dino Polska SA...................................................    10,431     406,496
    Dom Development SA...............................................     1,479      32,832
    Echo Investment SA...............................................    10,599      12,206
*   Enea SA..........................................................   112,213     247,969
*   Energa SA........................................................    40,209      64,760
    Eurocash SA......................................................    25,664     147,259
*   Fabryki Mebli Forte SA...........................................     1,025       6,901
    Famur SA.........................................................    94,887      89,914
*   Getin Noble Bank SA..............................................   122,278       9,567
    Globe Trade Centre SA............................................    21,396      52,956
*   Grupa Azoty SA...................................................    14,635     134,490
    Grupa Kety SA....................................................     2,908     233,348
    Grupa Lotos SA...................................................    60,449   1,509,597
    ING Bank Slaski SA...............................................     2,828     143,581
    Inter Cars SA....................................................     1,915      97,454
    Jastrzebska Spolka Weglowa SA....................................    27,276     138,593

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
POLAND -- (Continued)
    Kernel Holding SA................................................    23,532 $   261,592
*   KGHM Polska Miedz SA.............................................    38,203     837,549
    LPP SA...........................................................       221     472,092
    Lubelski Wegiel Bogdanka SA......................................     6,074      57,578
*   mBank SA.........................................................     2,574     257,352
*   Netia SA.........................................................    53,536      64,500
    Neuca SA.........................................................       914      86,220
*   Orange Polska SA.................................................   161,071     263,917
*   PGE Polska Grupa Energetyczna SA.................................   207,349     444,589
    PKP Cargo SA.....................................................    10,504      66,023
*   Polnord SA.......................................................     9,078       7,201
    Polski Koncern Naftowy Orlen S.A.................................    54,564   1,491,948
    Polskie Gornictwo Naftowe i Gazownictwo SA.......................   101,680     125,271
    Powszechna Kasa Oszczednosci Bank Polski SA......................    14,502     144,801
    Powszechny Zaklad Ubezpieczen SA.................................    26,699     258,369
*   Rafako SA........................................................     6,024       1,647
    Santander Bank Polska SA.........................................     1,004      82,362
    Stalprodukt SA...................................................       407      24,311
#*  Tauron Polska Energia SA.........................................   486,893     210,729
    VRG SA...........................................................    23,900      25,353
    Warsaw Stock Exchange............................................    14,142     143,050
    Wawel SA.........................................................        43       7,006
                                                                                -----------
TOTAL POLAND.........................................................            11,433,573
                                                                                -----------
PORTUGAL -- (0.2%)
    Altri SGPS SA....................................................    42,109     257,039
    Banco Comercial Portugues SA, Class R............................ 3,291,327     746,387
*   Banco Espirito Santo SA..........................................   499,965           0
#   CTT-Correios de Portugal SA......................................    45,285     144,779
    EDP - Energias de Portugal SA....................................   162,791     670,573
    EDP Renovaveis SA................................................    55,261     630,325
    Galp Energia SGPS SA.............................................    81,676   1,306,389
    Jeronimo Martins SGPS SA.........................................    38,850     652,822
    Mota-Engil SGPS SA...............................................    67,336     149,160
    Navigator Co. SA (The)...........................................   109,729     395,982
    NOS SGPS SA......................................................   177,258   1,053,845
    REN - Redes Energeticas Nacionais SGPS SA........................    96,743     287,153
    Semapa-Sociedade de Investimento e Gestao........................    14,032     193,251
    Sonae Capital SGPS SA............................................    50,652      39,919
    Sonae SGPS SA....................................................   430,226     434,071
                                                                                -----------
TOTAL PORTUGAL.......................................................             6,961,695
                                                                                -----------
RUSSIA -- (0.4%)
    Etalon Group P.L.C., GDR.........................................    36,272      64,509
    Etalon Group P.L.C., GDR.........................................    25,285      45,007
    Gazprom PJSC, Sponsored ADR......................................   245,653   1,969,362
    Gazprom PJSC, Sponsored ADR......................................    21,000     168,262
    Globaltrans Investment P.L.C., GDR...............................    12,202     104,448
    Globaltrans Investment P.L.C., GDR...............................    13,263     113,399
    Lukoil PJSC, Sponsored ADR.......................................       688      63,337
    Lukoil PJSC, Sponsored ADR.......................................    17,851   1,645,024
    Magnitogorsk Iron & Steel Works PJSC, GDR........................    38,822     284,879
*   Mail.Ru Group, Ltd., GDR.........................................     1,419      29,953
*   Mail.Ru Group, Ltd., GDR.........................................    11,866     252,034
*   Mechel PJSC, Sponsored ADR.......................................    16,260      30,244
    MMC Norilsk Nickel PJSC, ADR.....................................    18,273     506,802
    MMC Norilsk Nickel PJSC, ADR.....................................     9,287     257,650
    Mobile TeleSystems PJSC, Sponsored ADR...........................    32,120     287,474

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
RUSSIA -- (Continued)
    Novatek PJSC, GDR................................................       838 $   179,779
    Novatek PJSC, GDR................................................       828     177,192
    Novolipetsk Steel PJSC, GDR......................................    16,393     321,321
    PhosAgro PJSC, GDR...............................................     8,962     112,871
    PhosAgro PJSC, GDR...............................................     6,440      81,015
    Ros Agro P.L.C., GDR.............................................     3,044      32,538
    Ros Agro P.L.C., GDR.............................................     5,574      59,530
    Rosneft Oil Co. PJSC, GDR........................................   191,873   1,270,583
    Rosneft Oil Co. PJSC, GDR........................................    56,263     373,916
    Rostelecom PJSC, Sponsored ADR...................................     8,483      62,477
    Rostelecom PJSC, Sponsored ADR...................................     7,748      56,237
    RusHydro PJSC, ADR...............................................   218,605     163,899
    Sberbank of Russia PJSC, Sponsored ADR...........................   126,637   1,864,894
    Severstal PJSC, GDR..............................................    15,052     205,738
    Severstal PJSC, GDR..............................................     4,738      64,721
    Tatneft PJSC, Sponsored ADR......................................     8,623     604,670
    Tatneft PJSC, Sponsored ADR......................................    13,065     911,088
    TMK PJSC, GDR....................................................    77,675     250,890
    TMK PJSC, GDR....................................................     3,193      10,345
    VEON, Ltd........................................................   130,039     312,094
    VTB Bank PJSC, GDR...............................................    80,161     106,546
    VTB Bank PJSC, GDR...............................................   324,250     430,928
    X5 Retail Group NV, GDR..........................................    12,244     409,461
    X5 Retail Group NV, GDR..........................................    10,573     353,773
                                                                                -----------
TOTAL RUSSIA.........................................................            14,238,890
                                                                                -----------
SINGAPORE -- (0.8%)
    Accordia Golf Trust..............................................   309,000     130,526
    AEM Holdings, Ltd................................................    49,200      54,051
    Amara Holdings, Ltd..............................................    25,000       8,276
    Aspial Corp., Ltd................................................    58,100       6,826
    Avarga, Ltd......................................................    64,000       7,988
    Banyan Tree Holdings, Ltd........................................   203,300      66,464
#   Best World International, Ltd....................................   114,600      85,163
    Bonvests Holdings, Ltd...........................................    22,000      18,933
    Boustead Projects, Ltd...........................................    15,189      10,555
    Boustead Singapore, Ltd..........................................   179,533     102,798
    BreadTalk Group, Ltd.............................................    54,000      21,214
    Bukit Sembawang Estates, Ltd.....................................    46,200     164,916
    Bund Center Investment, Ltd......................................    64,750      26,610
    CapitaLand, Ltd..................................................   431,400   1,140,286
    Centurion Corp., Ltd.............................................   128,700      40,644
    China Aviation Oil Singapore Corp., Ltd..........................   132,800     118,927
#   China Sunsine Chemical Holdings, Ltd.............................   115,000      96,197
    Chip Eng Seng Corp., Ltd.........................................   201,000      90,905
    CITIC Envirotech, Ltd............................................   523,900     132,707
    City Developments, Ltd...........................................    78,300     620,073
    Civmec, Ltd......................................................    16,000       4,225
    ComfortDelGro Corp., Ltd.........................................   434,000     732,888
*   COSCO Shipping International Singapore Co., Ltd..................   119,200      25,352
    CSE Global, Ltd..................................................    83,500      32,223
    Dairy Farm International Holdings, Ltd...........................    39,800     239,887
    DBS Group Holdings, Ltd..........................................   137,452   2,619,955
    Del Monte Pacific, Ltd...........................................   179,159      17,233
    Delfi, Ltd.......................................................     7,000       5,102
    Duty Free International, Ltd.....................................    91,400      10,568
*   Dyna-Mac Holdings, Ltd...........................................   150,000      10,217
    Elec & Eltek International Co., Ltd..............................     5,000       7,503
#*  Ezion Holdings, Ltd.............................................. 1,747,154      20,676

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SINGAPORE -- (Continued)
#*  Ezra Holdings, Ltd...............................................   767,465 $    5,828
    Far East Orchard, Ltd............................................    45,776     39,334
    First Resources, Ltd.............................................   228,800    256,921
#   Food Empire Holdings, Ltd........................................   131,300     52,089
    Fragrance Group, Ltd.............................................   206,000     19,063
    Frasers Property, Ltd............................................   110,100    148,931
    Frencken Group, Ltd..............................................   147,500     74,607
*   Gallant Venture, Ltd.............................................   282,900     24,117
    Genting Singapore, Ltd...........................................   826,000    569,868
    Geo Energy Resources, Ltd........................................   267,800     28,527
    GL, Ltd..........................................................   168,800     98,070
#   Golden Agri-Resources, Ltd....................................... 2,988,200    448,532
    Golden Energy & Resources, Ltd...................................   117,900     14,287
#   Great Eastern Holdings, Ltd......................................     5,600     89,905
    GuocoLand, Ltd...................................................   120,266    177,495
*   Halcyon Agri Corp., Ltd..........................................   115,356     38,539
    Health Management International, Ltd.............................    70,800     37,711
    Hiap Hoe, Ltd....................................................    39,000     21,924
    Hi-P International, Ltd..........................................   139,000    146,417
    Ho Bee Land, Ltd.................................................    93,800    161,228
    Hong Fok Corp., Ltd..............................................   141,220     84,522
*   Hong Leong Asia, Ltd.............................................   145,600     66,784
    Hong Leong Finance, Ltd..........................................    15,700     30,331
    Hongkong Land Holdings, Ltd......................................   129,200    709,747
    Hotel Grand Central, Ltd.........................................    41,908     40,627
#   Hutchison Port Holdings Trust.................................... 2,379,800    368,633
*   Hyflux, Ltd......................................................   291,500      5,830
    iFAST Corp., Ltd.................................................    57,100     42,367
    Indofood Agri Resources, Ltd.....................................   175,000     41,199
    Japfa, Ltd.......................................................   260,400     93,751
    Jardine Cycle & Carriage, Ltd....................................    13,855    333,104
    Keppel Corp., Ltd................................................   213,800  1,076,565
    Keppel Infrastructure Trust......................................   836,215    329,072
    Koh Brothers Group, Ltd..........................................    48,000      7,049
    KSH Holdings, Ltd................................................    66,000     22,498
    Lian Beng Group, Ltd.............................................   154,500     57,396
    Low Keng Huat Singapore, Ltd.....................................    66,000     20,163
    Mandarin Oriental International, Ltd.............................    21,800     35,912
#*  Midas Holdings, Ltd..............................................   550,500     14,567
*   mm2 Asia, Ltd....................................................   135,400     22,367
    Nera Telecommunications, Ltd.....................................    53,000     10,525
    NetLink NBN Trust................................................    64,200     43,860
*   Oceanus Group, Ltd............................................... 2,196,800      4,037
    Olam International, Ltd..........................................   164,100    220,378
#   OUE, Ltd.........................................................   151,300    161,158
    Oversea-Chinese Banking Corp., Ltd...............................   391,815  3,149,882
    Oxley Holdings, Ltd..............................................   421,903    105,270
    Pan-United Corp., Ltd............................................    53,750     12,833
    Perennial Real Estate Holdings, Ltd..............................    18,900      7,567
    Q&M Dental Group Singapore, Ltd..................................    94,100     35,977
    QAF, Ltd.........................................................    92,707     50,705
*   Raffles Education Corp., Ltd.....................................   143,481      8,424
    Raffles Medical Group, Ltd.......................................    53,614     39,805
    Riverstone Holdings, Ltd.........................................    82,600     59,138
    SATS, Ltd........................................................   142,070    526,862
    SBS Transit, Ltd.................................................    22,300     66,361
#   Sembcorp Industries, Ltd.........................................   660,100  1,108,235
*   Sembcorp Marine, Ltd.............................................    87,400     87,825
    Sheng Siong Group, Ltd...........................................   223,500    192,111

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- -----------
SINGAPORE -- (Continued)
    SIA Engineering Co., Ltd.........................................    18,800 $    36,861
    SIIC Environment Holdings, Ltd...................................   409,000      67,807
    Sinarmas Land, Ltd...............................................   520,200      85,917
    Sing Holdings, Ltd...............................................    16,000       4,524
    Singapore Airlines, Ltd..........................................   217,700   1,504,691
    Singapore Exchange, Ltd..........................................   122,300     802,965
    Singapore Post, Ltd..............................................   758,900     535,069
    Singapore Technologies Engineering, Ltd..........................   169,400     496,231
    Singapore Telecommunications, Ltd................................   582,300   1,410,071
    Singapore Telecommunications, Ltd................................    40,000      96,806
    Stamford Land Corp., Ltd.........................................   150,000      54,011
    StarHub, Ltd.....................................................   209,100     199,806
    Sunningdale Tech, Ltd............................................    88,300      77,843
*   Swiber Holdings, Ltd.............................................   105,749       1,586
    Tai Sin Electric, Ltd............................................    53,197      13,497
    Thomson Medical Group, Ltd.......................................   380,900      16,215
    Tuan Sing Holdings, Ltd..........................................   233,079      57,315
    UMS Holdings, Ltd................................................   195,000     114,927
    United Engineers, Ltd............................................   219,200     427,124
    United Industrial Corp., Ltd.....................................   103,613     220,743
    United Overseas Bank, Ltd........................................   113,892   2,242,241
    UOB-Kay Hian Holdings, Ltd.......................................    79,540      71,287
    UOL Group, Ltd...................................................   142,255     814,535
    Valuetronics Holdings, Ltd.......................................   371,680     183,990
    Venture Corp., Ltd...............................................   103,600   1,201,721
    Vicom, Ltd.......................................................     4,600      25,585
    Wee Hur Holdings, Ltd............................................   112,500      17,345
    Wilmar International, Ltd........................................   111,000     305,192
    Wing Tai Holdings, Ltd...........................................   211,800     315,872
*   Yongnam Holdings, Ltd............................................   124,875      13,876
                                                                                -----------
TOTAL SINGAPORE......................................................            29,832,371
                                                                                -----------
SOUTH AFRICA -- (1.8%)
    Absa Group, Ltd..................................................   216,901   2,224,554
    Adcock Ingram Holdings, Ltd......................................    37,617     140,248
    Adcorp Holdings, Ltd.............................................    30,200      27,357
    Advtech, Ltd.....................................................   277,790     206,261
    AECI, Ltd........................................................    68,185     440,377
    African Oxygen, Ltd..............................................    57,335      79,694
    African Rainbow Minerals, Ltd....................................    56,227     563,322
    Afrimat, Ltd.....................................................    19,640      41,545
    Alexander Forbes Group Holdings, Ltd.............................   384,692     131,744
    Allied Electronics Corp., Ltd., Class A..........................    61,028     102,362
    Alviva Holdings, Ltd.............................................    57,884      55,556
    Anglo American Platinum, Ltd.....................................    12,433     928,613
    AngloGold Ashanti, Ltd...........................................   104,054   2,301,497
    AngloGold Ashanti, Ltd., Sponsored ADR...........................   171,502   3,786,764
*   ArcelorMittal South Africa, Ltd..................................   140,868      16,404
*   Ascendis Health, Ltd.............................................    67,523      16,811
*   Aspen Pharmacare Holdings, Ltd...................................    45,907     320,472
    Assore, Ltd......................................................    13,290     223,851
    Astral Foods, Ltd................................................    27,568     293,680
*   Aveng, Ltd....................................................... 2,478,114       3,280
    AVI, Ltd.........................................................   146,804     842,926
    Balwin Properties, Ltd...........................................    30,346       6,819
    Barloworld, Ltd..................................................   113,993     907,951
    Bid Corp., Ltd...................................................    62,747   1,463,838
    Bidvest Group, Ltd. (The)........................................   163,390   2,230,411
*   Blue Label Telecoms, Ltd.........................................   196,376      35,929

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SOUTH AFRICA -- (Continued)
    Capitec Bank Holdings, Ltd.......................................    14,213 $1,291,960
    Cashbuild, Ltd...................................................    13,762    200,412
    Caxton and CTP Publishers and Printers, Ltd......................     6,415      3,093
    City Lodge Hotels, Ltd...........................................    18,314     96,845
    Clicks Group, Ltd................................................    69,704  1,133,100
    Coronation Fund Managers, Ltd....................................    81,420    229,184
    Curro Holdings, Ltd..............................................    28,501     34,313
    DataTec, Ltd.....................................................   144,442    344,784
    Discovery, Ltd...................................................    88,894    707,646
    Distell Group Holdings, Ltd......................................    14,489    128,255
    DRDGOLD, Ltd.....................................................    26,808     13,675
*   enX Group, Ltd...................................................    11,577      8,039
*   EOH Holdings, Ltd................................................    59,009     61,013
*   Evraz Highveld Steel And Vanad...................................     4,215          0
    Exxaro Resources, Ltd............................................    84,244    688,743
    Famous Brands, Ltd...............................................    27,746    144,846
    FirstRand, Ltd...................................................   570,026  2,464,211
    Foschini Group, Ltd. (The).......................................   109,400  1,261,694
    Gold Fields, Ltd.................................................    90,296    560,773
    Gold Fields, Ltd., Sponsored ADR.................................   503,365  3,110,796
*   Grindrod Shipping Holdings, Ltd..................................     5,985     39,094
    Grindrod, Ltd....................................................   239,421     76,697
*   Harmony Gold Mining Co., Ltd.....................................    14,209     49,398
#*  Harmony Gold Mining Co., Ltd., Sponsored ADR.....................   199,683    694,897
    Hudaco Industries, Ltd...........................................    19,536    141,093
*   Impala Platinum Holdings, Ltd....................................   298,643  2,056,147
    Imperial Logistics, Ltd..........................................    86,598    324,979
    Investec, Ltd....................................................    48,449    275,293
    Invicta Holdings, Ltd............................................     6,662      9,032
    Italtile, Ltd....................................................    85,528     79,262
    JSE, Ltd.........................................................    40,604    349,277
    KAP Industrial Holdings, Ltd.....................................   822,506    253,051
    Kumba Iron Ore, Ltd..............................................    23,130    563,586
    Lewis Group, Ltd.................................................    58,479    108,579
    Liberty Holdings, Ltd............................................    93,030    716,463
    Life Healthcare Group Holdings, Ltd..............................   988,382  1,560,942
*   Long4Life, Ltd...................................................    13,949      3,886
    Massmart Holdings, Ltd...........................................    66,875    189,713
    Merafe Resources, Ltd............................................   762,601     45,416
#   Metair Investments, Ltd..........................................    98,252    159,828
    MiX Telematics, Ltd., Sponsored ADR..............................     7,590     95,558
    Momentum Metropolitan Holdings...................................   572,855    765,028
#   Motus Holdings Ltd...............................................    12,183     57,716
    Mpact, Ltd.......................................................    81,828     83,983
    Mr. Price Group, Ltd.............................................    67,867    717,614
#   MTN Group, Ltd...................................................   509,485  3,153,499
*   MultiChoice Group, Ltd...........................................    53,454    445,187
    Murray & Roberts Holdings, Ltd...................................   181,217    134,504
*   Nampak, Ltd......................................................   283,257    150,722
    Naspers, Ltd., Class N...........................................     6,440    911,315
    Nedbank Group, Ltd...............................................   124,390  1,887,032
    NEPI Rockcastle P.L.C............................................    56,413    491,260
    Netcare, Ltd.....................................................   650,443    736,554
*   Northam Platinum, Ltd............................................   122,047    824,133
    Novus Holdings, Ltd..............................................    13,400      2,387
    Oceana Group, Ltd................................................    38,491    170,180
    Old Mutual, Ltd..................................................   258,830    336,591
    Old Mutual, Ltd.................................................. 1,048,747  1,378,610
#   Omnia Holdings, Ltd..............................................    64,120    109,908

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH AFRICA -- (Continued)
    Peregrine Holdings, Ltd.......................................... 133,208 $   164,206
    Pick n Pay Stores, Ltd........................................... 137,682     601,486
    Pioneer Foods Group, Ltd.........................................  54,309     386,481
*   PPC, Ltd......................................................... 620,481     158,228
    PSG Group, Ltd...................................................  29,840     466,611
    Raubex Group, Ltd................................................  82,409     106,393
    RCL Foods, Ltd...................................................  37,465      23,404
    Reunert, Ltd..................................................... 110,443     522,270
    Rhodes Food Group Pty, Ltd.......................................  33,536      34,253
*   Royal Bafokeng Platinum, Ltd.....................................  28,659      83,271
    Sanlam, Ltd...................................................... 357,151   1,879,629
    Santam, Ltd......................................................  21,037     393,207
    Sappi, Ltd....................................................... 339,247     871,166
    Sasol, Ltd.......................................................   6,235     113,032
    Sasol, Ltd., Sponsored ADR.......................................  83,230   1,506,463
    Shoprite Holdings, Ltd...........................................  50,371     451,349
#*  Sibanye Gold, Ltd................................................ 822,803   1,588,581
*   Sibanye Gold, Ltd., Sponsored ADR................................  49,830     381,200
    SPAR Group, Ltd. (The)...........................................  95,379   1,283,250
    Spur Corp., Ltd..................................................  23,750      42,360
    Standard Bank Group, Ltd......................................... 263,436   3,024,310
#*  Steinhoff International Holdings NV.............................. 314,204      20,391
*   Sun International, Ltd...........................................  73,525     198,740
*   Super Group, Ltd................................................. 233,589     436,537
    Telkom SA SOC, Ltd............................................... 188,008     859,469
    Tiger Brands, Ltd................................................  41,929     595,384
*   Tongaat Hulett, Ltd..............................................  57,378      37,621
    Transaction Capital, Ltd......................................... 185,160     270,095
*   Trencor, Ltd.....................................................  88,428     175,962
    Truworths International, Ltd..................................... 251,587     891,692
    Tsogo Sun Gaming, Ltd............................................ 341,104     280,520
    Vodacom Group, Ltd............................................... 114,626   1,001,410
    Wilson Bayly Holmes-Ovcon, Ltd...................................  29,309     274,113
    Woolworths Holdings, Ltd......................................... 403,134   1,532,687
                                                                              -----------
TOTAL SOUTH AFRICA...................................................          70,679,833
                                                                              -----------
SOUTH KOREA -- (3.5%)
    ABco Electronics Co., Ltd........................................   3,072      12,604
*   Able C&C Co., Ltd................................................   1,922      19,603
    ABOV Semiconductor Co., Ltd......................................   3,017      15,061
#*  Abpro Bio Co., Ltd...............................................  33,350      29,162
    ADTechnology Co., Ltd............................................   1,688      22,078
    Advanced Nano Products Co., Ltd..................................     930      13,272
    Advanced Process Systems Corp....................................   3,034      70,168
    Aekyung Petrochemical Co., Ltd...................................   4,580      29,888
    AfreecaTV Co., Ltd...............................................   2,494     158,125
*   Agabang&Company..................................................   9,906      31,147
    Ahn-Gook Pharmaceutical Co., Ltd.................................   2,769      28,102
    Ahnlab, Inc......................................................     579      30,596
    AJ Networks Co., Ltd.............................................   6,725      23,937
*   AJ Rent A Car Co., Ltd...........................................   7,772      73,711
#*  Ajin Industrial Co., Ltd.........................................  13,993      33,153
    AK Holdings, Inc.................................................   2,876      77,205
    ALUKO Co., Ltd...................................................  14,837      29,541
    Amorepacific Corp................................................   1,320     217,157
    AMOREPACIFIC Group...............................................   1,754     127,117
#*  Amotech Co., Ltd.................................................   3,651      73,940
*   Ananti, Inc......................................................   2,017      19,709
*   Aprogen pharmaceuticals, Inc.....................................  12,443      11,975

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   APS Holdings Corp................................................  6,201 $ 48,969
    Asia Cement Co., Ltd.............................................    960   69,107
    ASIA Holdings Co., Ltd...........................................    567   54,733
    Asia Paper Manufacturing Co., Ltd................................  2,188   54,790
*   Asiana Airlines, Inc............................................. 77,860  356,107
    Aurora World Corp................................................  4,405   45,176
    Austem Co., Ltd..................................................  8,124   14,785
    Autech Corp......................................................  5,453   55,948
    Avaco Co., Ltd...................................................  3,211   15,475
    Baiksan Co., Ltd.................................................  6,645   40,526
*   Barun Electronics Co., Ltd....................................... 16,346    1,101
    Bcworld Pharm Co., Ltd...........................................    917    9,741
    BGF retail Co., Ltd..............................................  2,200  336,947
#*  BH Co., Ltd......................................................  8,461  165,403
*   Binex Co., Ltd...................................................  2,368   17,840
    Binggrae Co., Ltd................................................    956   45,193
    BNK Financial Group, Inc......................................... 82,940  495,350
    Boditech Med, Inc................................................  4,164   30,526
    Bookook Securities Co., Ltd......................................  1,701   31,690
    Boryung Pharmaceutical Co., Ltd..................................  6,452   74,436
*   Bubang Co., Ltd.................................................. 10,013   25,981
    BYC Co., Ltd.....................................................     52   10,566
*   BYON Co., Ltd....................................................  8,350    9,644
    Byucksan Corp.................................................... 23,697   39,814
#*  CammSys Corp..................................................... 14,666   39,617
    Capro Corp....................................................... 15,677   45,628
*   Caregen Co., Ltd.................................................    323   15,929
    Cell Biotech Co., Ltd............................................  1,655   27,638
*   Celltrion Pharm, Inc.............................................    553   18,948
#*  Celltrion, Inc...................................................  3,030  518,584
    Changhae Ethanol Co., Ltd........................................  2,313   24,974
    Cheil Worldwide, Inc............................................. 10,687  227,157
*   Chemtronics Co., Ltd.............................................  2,970   36,430
*   ChinHung International, Inc......................................  4,637    9,033
    Choheung Corp....................................................     61    7,817
    Chokwang Paint, Ltd..............................................  1,963   10,145
    Chong Kun Dang Pharmaceutical Corp...............................  1,858  152,827
    Chongkundang Holdings Corp.......................................    956   74,518
    Chungdahm Learning, Inc..........................................  2,571   42,247
    CJ CGV Co., Ltd..................................................  4,890  141,499
    CJ CheilJedang Corp..............................................  4,075  800,934
    CJ Corp..........................................................  8,243  582,639
    CJ ENM Co., Ltd..................................................  3,300  467,043
    CJ Freshway Corp.................................................  1,946   42,457
    CJ Hello Co., Ltd................................................ 17,066   89,420
*   CJ Logistics Corp................................................  1,786  241,710
    CKD Bio Corp.....................................................  1,355   36,006
    Clean & Science Co., Ltd.........................................  1,813   45,287
*   CMG Pharmaceutical Co., Ltd......................................  8,581   22,260
    Com2uSCorp.......................................................  2,534  213,638
    Commax Co., Ltd..................................................  2,996   10,111
    Cosmax BTI, Inc..................................................  1,158   14,388
    COSMAX NBT Inc...................................................  2,647   15,190
    Cosmax, Inc......................................................  2,065  141,199
*   COSON Co., Ltd...................................................  3,351   19,982
    COWELL FASHION Co., Ltd.......................................... 10,296   54,325
    Crown Confectionery Co., Ltd.....................................  3,461   24,604
    CROWNHAITAI Holdings Co., Ltd....................................  6,390   56,480
*   CrucialTec Co., Ltd.............................................. 12,543   10,409

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    CS Wind Corp.....................................................    538 $   15,053
*   CTC BIO, Inc.....................................................  2,495     13,150
    Cuckoo Holdings Co., Ltd.........................................    129     11,475
    Cuckoo Homesys Co., Ltd..........................................  1,886     62,543
    Cymechs, Inc.....................................................  2,495     22,711
    D.I Corp.........................................................  7,893     20,754
    Dae Dong Industrial Co., Ltd.....................................  8,847     46,098
    Dae Hwa Pharmaceutical Co., Ltd..................................  2,230     26,090
    Dae Hyun Co., Ltd................................................ 11,980     25,994
*   Dae Won Chemical Co., Ltd........................................  6,000      7,134
    Dae Won Kang Up Co., Ltd......................................... 13,591     41,706
*   Dae Young Packaging Co., Ltd..................................... 26,795     24,766
    Daechang Co., Ltd................................................ 10,260     10,672
*   Daehan New Pharm Co., Ltd........................................  2,481     24,705
    Daehan Steel Co., Ltd............................................  5,480     28,773
    Dae-Il Corp...................................................... 11,265     22,530
    Daelim B&Co Co., Ltd.............................................  2,393      8,105
*   Daelim C&S Co., Ltd..............................................  1,152      7,231
    Daelim Industrial Co., Ltd.......................................  9,207    715,655
*   Daemyung Corp. Co., Ltd..........................................  7,420     10,301
    Daeryuk Can Co., Ltd.............................................  5,718     20,836
    Daesang Corp.....................................................  9,659    177,879
    Daesang Holdings Co., Ltd........................................  7,797     44,438
*   Daesung Industrial Co., Ltd......................................  9,975     31,463
*   Daewon Cable Co., Ltd............................................  7,277      7,405
    Daewon Media Co., Ltd............................................  2,936     17,881
    Daewon Pharmaceutical Co., Ltd...................................  2,565     34,457
*   Daewoo Engineering & Construction Co., Ltd....................... 59,880    223,294
*   Daewoo Shipbuilding & Marine Engineering Co., Ltd................ 17,168    414,039
    Daewoong Co., Ltd................................................  6,975     85,328
    Daewoong Pharmaceutical Co., Ltd.................................    172     22,564
    Daihan Pharmaceutical Co., Ltd...................................  2,757     74,575
    Daishin Securities Co., Ltd...................................... 16,973    181,420
*   Danal Co., Ltd................................................... 12,134     35,974
    Danawa Co., Ltd..................................................  1,579     33,111
*   Dasan Networks, Inc..............................................  1,978     13,897
    Dawonsys Co., Ltd................................................  1,073     13,716
*   Dayou Plus Co., Ltd.............................................. 35,302     23,360
    DB Financial Investment Co., Ltd................................. 20,826     75,465
    DB HiTek Co., Ltd................................................ 26,181    381,933
    DB Insurance Co., Ltd............................................ 30,976  1,342,983
    Dentium Co., Ltd.................................................  1,498     76,595
*   Deutsch Motors, Inc.............................................. 10,784     74,731
    Development Advance Solution Co., Ltd............................  2,470     11,541
    DGB Financial Group, Inc......................................... 64,502    389,402
#   DHP Korea Co., Ltd...............................................  2,180     14,279
    DI Dong Il Corp..................................................    762     47,231
    Digital Daesung Co., Ltd.........................................  3,145     22,093
*   DIO Corp.........................................................    774     27,858
*   Diostech Co., Ltd................................................  2,630      1,621
    DMS Co., Ltd.....................................................  7,933     37,905
    DNF Co., Ltd.....................................................  3,673     28,758
    Dong-A Socio Holdings Co., Ltd...................................    701     55,770
    Dong-A ST Co., Ltd...............................................    528     45,956
#   Dong-Ah Geological Engineering Co., Ltd..........................  5,490     94,816
    Dongbang Transport Logistics Co., Ltd............................ 10,932     15,145
#   Dongjin Semichem Co., Ltd........................................ 14,691    209,968
    DongKook Pharmaceutical Co., Ltd.................................  1,504     89,510
    Dongkuk Industries Co., Ltd...................................... 16,033     33,507

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
*   Dongkuk Steel Mill Co., Ltd...................................... 28,589 $144,074
    Dongkuk Structures & Construction Co., Ltd.......................  5,855    9,727
    Dongsuh Cos., Inc................................................    897   13,490
    Dongsung Chemical Co., Ltd.......................................  1,451   20,779
    DONGSUNG Corp....................................................  8,113   37,251
    Dongwha Enterprise Co., Ltd......................................  2,674   42,084
    Dongwha Pharm Co., Ltd...........................................  6,113   41,115
    Dongwon F&B Co., Ltd.............................................    458   90,173
    Dongwon Industries Co., Ltd......................................    960  176,376
    Dongwon Systems Corp.............................................    803   23,788
*   Dongyang Steel Pipe Co., Ltd.....................................  6,370    5,754
    Doosan Bobcat, Inc...............................................  9,805  264,368
    Doosan Co., Ltd..................................................  2,554  170,459
#*  Doosan Fuel Cell Co., Ltd........................................  8,541   56,671
*   Doosan Heavy Industries & Construction Co., Ltd.................. 76,474  403,262
#*  Doosan Infracore Co., Ltd........................................ 88,899  431,108
*   Doosan Solus Co., Ltd............................................  4,708   72,025
    DoubleUGames Co., Ltd............................................  2,375   97,885
    Douzone Bizon Co., Ltd...........................................  6,519  411,270
    DRB Holding Co., Ltd.............................................  4,715   22,106
*   Dreamus Co.......................................................  2,777   13,591
    DSR Wire Corp....................................................  4,487   15,826
    DTR Automotive Corp..............................................  1,624   41,824
*   Duk San Neolux Co., Ltd..........................................  1,045   20,364
    DY Corp..........................................................  8,589   35,321
    DY POWER Corp....................................................  3,503   28,375
    e Tec E&C, Ltd...................................................  1,035   61,367
    E1 Corp..........................................................    740   31,060
    Eagon Holdings Co., Ltd.......................................... 21,635   49,441
    Eagon Industrial, Ltd............................................  2,793   18,360
#   Easy Bio, Inc.................................................... 19,995   90,982
*   Ecopro Co., Ltd..................................................  5,558   98,919
    e-Credible Co., Ltd..............................................  1,366   22,106
*   Elentec Co., Ltd.................................................  8,635   51,107
    E-MART, Inc......................................................  7,165  685,358
    EM-Tech Co., Ltd.................................................  2,896   20,866
    ENF Technology Co., Ltd..........................................  5,534  123,329
    Eo Technics Co., Ltd.............................................    998   82,370
    Estechpharma Co., Ltd............................................  1,289    8,873
    Eugene Investment & Securities Co., Ltd.......................... 30,725   54,160
    Eugene Technology Co., Ltd.......................................  5,544   72,726
*   Eusu Holdings Co., Ltd...........................................  5,858   35,775
    EVERDIGM Corp....................................................  5,587   22,060
    F&F Co., Ltd.....................................................  2,079  179,170
    Farmsco.......................................................... 10,715   44,114
*   FarmStory Co., Ltd............................................... 27,766   24,526
*   Feelux Co., Ltd..................................................  2,399   14,337
#   Fila Korea, Ltd.................................................. 19,444  959,422
#   Fine Semitech Corp...............................................  2,525   15,249
*   Fine Technix Co., Ltd............................................  2,705    5,992
#*  Foosung Co., Ltd................................................. 15,917  115,186
    Gabia, Inc.......................................................  4,066   25,581
*   Gamevil, Inc.....................................................    729   19,622
    Gaon Cable Co., Ltd..............................................  1,340   20,924
*   Gigalane Co., Ltd................................................  5,905    8,066
    GMB Korea Corp...................................................  5,922   26,233
*   GNCO Co., Ltd....................................................  4,594    4,525
    GOLFZON Co., Ltd.................................................  1,146   67,243
    Golfzon Newdin Holdings Co., Ltd................................. 11,193   36,576

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
#   Grand Korea Leisure Co., Ltd.....................................   4,938 $   90,113
    Green Cross Cell Corp............................................     495     18,324
    Green Cross Holdings Corp........................................   2,025     36,100
    GS Engineering & Construction Corp...............................  29,104    770,550
    GS Global Corp...................................................  24,411     48,756
    GS Holdings Corp.................................................  37,024  1,577,859
    GS Retail Co., Ltd...............................................   6,051    198,869
*   G-SMATT GLOBAL Co., Ltd..........................................  15,076      5,799
    Gwangju Shinsegae Co., Ltd.......................................     211     30,696
*   GY Commerce Co., Ltd.............................................   4,617      1,674
    Hae In Corp......................................................   3,117     12,170
    HAESUNG DS Co., Ltd..............................................   5,280     66,383
    Haimarrow Food Service Co., Ltd..................................   7,857     17,761
    Haitai Confectionery & Foods Co., Ltd............................   2,877     18,516
*   Halla Corp.......................................................  12,234     33,165
    Halla Holdings Corp..............................................   4,259    152,481
#*  Han Chang Corp...................................................   8,680     24,971
    Han Kuk Carbon Co., Ltd..........................................   7,973     57,063
    Hana Financial Group, Inc........................................  70,132  2,030,493
    Hana Micron, Inc.................................................   9,004     42,815
    Hana Tour Service, Inc...........................................   3,373    140,511
*   Hanall Biopharma Co., Ltd........................................     687     19,535
    Hancom MDS, Inc..................................................   1,513     15,019
    Hancom, Inc......................................................   2,680     23,112
    Handok, Inc......................................................   2,285     43,991
    Handsome Co., Ltd................................................   4,189    104,978
    Hanil Cement Co., Ltd............................................     949     79,890
    Hanil Holdings Co., Ltd..........................................     777     31,931
    Hanil Hyundai Cement Co., Ltd....................................     418     11,291
*   Hanjin Heavy Industries & Construction Co., Ltd..................   7,509     28,106
*   Hanjin Heavy Industries & Construction Holdings Co., Ltd.........   4,374     10,076
    Hanjin Kal Corp..................................................   4,618    120,173
    Hanjin Transportation Co., Ltd...................................   4,500    119,155
    Hankook Shell Oil Co., Ltd.......................................     228     64,943
    Hankook Tire & Technology Co., Ltd...............................  27,900    743,956
    Hankuk Paper Manufacturing Co., Ltd..............................   1,891     29,079
    Hanmi Pharm Co., Ltd.............................................     382    109,267
    Hanmi Science Co., Ltd...........................................     429     16,045
    Hanmi Semiconductor Co., Ltd.....................................  13,857     81,027
    HanmiGlobal Co., Ltd.............................................   2,183     16,958
    Hanon Systems....................................................  20,050    199,546
    Hans Biomed Corp.................................................     747     14,606
    Hansae Co., Ltd..................................................   1,440     22,381
    Hansae Yes24 Holdings Co., Ltd...................................   4,846     31,893
    Hanshin Construction.............................................   4,668     61,446
    Hanshin Machinery Co.............................................   5,751      8,260
    Hansol Chemical Co., Ltd.........................................   2,613    210,076
*   Hansol Holdings Co., Ltd.........................................  18,533     63,129
    Hansol HomeDeco Co., Ltd.........................................  25,503     25,952
    Hansol Paper Co., Ltd............................................  11,893    149,664
*   Hansol Technics Co., Ltd.........................................  11,263     72,010
    Hanssem Co., Ltd.................................................   1,642     89,272
*   Hanwha Aerospace Co., Ltd........................................  13,618    442,356
    Hanwha Chemical Corp.............................................  38,826    543,264
    Hanwha Corp......................................................  17,230    351,259
    Hanwha General Insurance Co., Ltd................................  43,849    105,167
*   Hanwha Investment & Securities Co., Ltd..........................  73,030    125,443
    Hanwha Life Insurance Co., Ltd................................... 213,966    409,469
    Hanyang Eng Co., Ltd.............................................   5,129     51,006

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Hanyang Securities Co., Ltd......................................  1,630 $   10,323
    Harim Holdings Co., Ltd..........................................  6,414     49,547
    HB Technology Co., Ltd...........................................  8,492     21,226
    HDC Holdings Co., Ltd............................................ 21,227    215,697
    HDC Hyundai Engineering Plastics Co., Ltd........................ 10,659     40,817
*   Heung-A Shipping Co., Ltd........................................ 46,930     14,566
*   Heungkuk Fire & Marine Insurance Co., Ltd........................ 26,951     72,270
    High Tech Pharm Co., Ltd.........................................  1,557     15,530
*   Hisem Co., Ltd...................................................  2,318     10,732
    Hite Jinro Co., Ltd.............................................. 10,758    262,887
#   Hitejinro Holdings Co., Ltd......................................  3,737     43,211
    HJ Magnolia Yongpyong Hotel & Resort Corp........................  8,820     48,794
#*  HLB, Inc.........................................................  1,121    159,925
*   Home Center Holdings Co., Ltd.................................... 13,350     13,118
*   Homecast Co., Ltd................................................  5,594     22,620
    Hotel Shilla Co., Ltd............................................  9,154    608,529
#   HS Industries Co., Ltd........................................... 24,285    236,683
    HS R&A Co., Ltd.................................................. 23,290     38,269
    Huchems Fine Chemical Corp....................................... 12,983    246,944
*   Hugel, Inc.......................................................     81     25,341
*   Humax Co., Ltd...................................................  8,415     36,037
    Humedix Co., Ltd.................................................    667     12,909
*   Huneed Technologies..............................................  4,349     25,948
    Huons Co., Ltd...................................................  2,012     80,628
    Huons Global Co., Ltd............................................  1,724     44,729
    Huvis Corp.......................................................  6,198     30,836
    Huvitz Co., Ltd..................................................  4,275     31,107
    Hwa Shin Co., Ltd................................................  8,784     27,448
    Hwail Pharm Co., Ltd.............................................  2,876     15,335
    Hwangkum Steel & Technology Co., Ltd.............................  5,202     33,324
    Hy-Lok Corp......................................................  2,898     42,572
*   Hyosung Advanced Materials Corp..................................  1,295    121,815
    Hyosung Chemical Corp............................................    922    130,988
    Hyosung Corp.....................................................  6,436    457,182
    Hyosung TNC Co., Ltd.............................................  1,251    172,437
    Hyundai BNG Steel Co., Ltd.......................................  4,605     36,196
#   Hyundai Construction Equipment Co., Ltd..........................  4,756    113,727
    Hyundai Corp.....................................................  2,255     34,143
    Hyundai Department Store Co., Ltd................................  4,534    287,867
#*  Hyundai Electric & Energy System Co., Ltd........................  5,808     53,412
    Hyundai Elevator Co., Ltd........................................  3,637    229,428
    Hyundai Engineering & Construction Co., Ltd...................... 11,716    431,653
    Hyundai Glovis Co., Ltd..........................................  5,345    692,349
    Hyundai Greenfood Co., Ltd....................................... 27,727    266,897
    Hyundai Heavy Industries Holdings Co., Ltd.......................  1,682    492,580
    Hyundai Livart Furniture Co., Ltd................................  5,239     63,331
    Hyundai Marine & Fire Insurance Co., Ltd......................... 39,512    858,073
    Hyundai Motor Co................................................. 14,724  1,542,256
    Hyundai Motor Securities Co., Ltd................................  9,464     80,128
*   Hyundai Rotem Co., Ltd...........................................  3,655     50,394
    Hyundai Steel Co................................................. 15,609    425,118
    Hyundai Telecommunication Co., Ltd...............................  3,577     24,929
    Hyundai Wia Corp.................................................  8,508    373,886
    HyVision System, Inc.............................................  3,080     28,506
#   ICD Co., Ltd.....................................................  6,946     84,860
    IHQ, Inc......................................................... 28,719     42,779
    Il Dong Pharmaceutical Co., Ltd..................................  3,128     45,228
    Iljin Diamond Co., Ltd...........................................    976     25,602
*   Iljin Electric Co., Ltd..........................................  5,010     13,226

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SOUTH KOREA -- (Continued)
    Iljin Holdings Co., Ltd..........................................  9,856 $   39,127
*   Iljin Materials Co., Ltd.........................................  1,588     53,460
*   Ilyang Pharmaceutical Co., Ltd...................................    972     18,196
*   IM Co., Ltd...................................................... 18,750     17,932
    iMarketKorea, Inc................................................  4,349     40,605
    InBody Co., Ltd..................................................  3,074     60,165
    Industrial Bank of Korea......................................... 53,684    543,678
    INITECH Co., Ltd.................................................  3,292     14,996
    Innocean Worldwide, Inc..........................................  1,400     77,283
*   Innox Advanced Materials Co., Ltd................................  1,281     63,707
#*  Inscobee, Inc.................................................... 32,730     75,744
*   Insun ENT Co., Ltd...............................................  6,974     42,602
*   Interflex Co., Ltd...............................................  2,287     34,406
    Interojo Co., Ltd................................................  1,996     44,604
    Interpark Corp...................................................  1,465      6,776
    Interpark Holdings Corp.......................................... 19,400     39,993
    Inzi Controls Co., Ltd...........................................  5,879     24,954
    INZI Display Co., Ltd............................................  6,794     12,381
*   Iones Co., Ltd...................................................  3,321     16,772
    IS Dongseo Co., Ltd.............................................. 10,228    280,764
    ISC Co., Ltd.....................................................  3,461     31,185
    i-SENS, Inc......................................................  2,054     48,473
    ISU Chemical Co., Ltd............................................  4,844     44,557
    IsuPetasys Co., Ltd..............................................  3,544     12,707
    It's Hanbul Co., Ltd.............................................    391      6,858
    Jahwa Electronics Co., Ltd.......................................  3,600     33,059
*   Jayjun Cosmetic Co., Ltd.........................................  4,560     19,163
    JB Financial Group Co., Ltd...................................... 74,744    342,967
    JC Hyun System, Inc..............................................  3,025     12,323
*   Jcontentree Corp.................................................  1,286     41,026
*   Jeju Semiconductor Corp..........................................  2,916      8,019
    Jejuair Co., Ltd.................................................  3,539     72,975
    Jinsung T.E.C....................................................  6,911     41,435
    JLS Co., Ltd.....................................................  3,439     23,002
    JS Corp..........................................................  1,371     18,227
    Jusung Engineering Co., Ltd...................................... 12,280     74,826
    JVM Co., Ltd.....................................................    239      6,686
    JW Holdings Corp.................................................  4,459     23,886
    JW Life Science Corp.............................................  2,832     48,812
    JW Pharmaceutical Corp...........................................    919     22,813
    JYP Entertainment Corp...........................................  7,188    138,004
    Kakao Corp.......................................................  1,059    128,512
    Kangnam Jevisco Co., Ltd.........................................  1,061     20,092
    Kangwon Land, Inc................................................  8,480    228,316
    KAON Media Co., Ltd..............................................  5,150     39,009
    KB Financial Group, Inc.......................................... 36,689  1,320,782
    KB Financial Group, Inc., ADR.................................... 12,984    463,788
    KC Co., Ltd......................................................  3,540     42,423
    KC Green Holdings Co., Ltd.......................................  5,380     20,905
    KC Tech Co., Ltd.................................................  4,198     70,295
    KCC Engineering & Construction Co., Ltd..........................  3,969     21,564
    KCTC.............................................................  5,280     12,717
*   KEC Corp......................................................... 44,982     38,506
    KEPCO Engineering & Construction Co., Inc........................    860     15,161
    KEPCO Plant Service & Engineering Co., Ltd.......................  2,501     69,982
    Keyang Electric Machinery Co., Ltd...............................  7,846     18,776
#*  KEYEAST Co., Ltd................................................. 20,377     47,263
    KG Chemical Corp.................................................  5,320     49,292
    KG Eco Technology Service Co., Ltd...............................  5,045     13,165

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Kginicis Co., Ltd................................................  7,157 $100,384
    KGMobilians Co., Ltd.............................................  5,711   28,235
*   KH Vatec Co., Ltd................................................  2,710   39,765
    Kia Motors Corp.................................................. 19,843  725,209
    KINX, Inc........................................................    628   16,770
    KISWIRE, Ltd.....................................................  3,301   61,854
*   Kiwi Media Group Co., Ltd........................................ 40,032    5,161
    KIWOOM Securities Co., Ltd.......................................  3,976  235,803
    KMH Co., Ltd.....................................................  5,485   23,964
#*  KMW Co., Ltd.....................................................  3,893  178,417
*   Kodaco Co., Ltd.................................................. 17,987   25,451
    Koentec Co., Ltd.................................................  6,483   55,255
    Koh Young Technology, Inc........................................  3,269  264,363
    Kolmar BNH Co., Ltd..............................................  2,817   65,095
    Kolmar Korea Holdings Co., Ltd...................................  2,211   41,513
    Kolon Corp.......................................................  3,004   44,676
*   Kolon Global Corp................................................  2,357   20,305
    Kolon Industries, Inc............................................  6,395  258,891
*   Kolon Life Science, Inc..........................................    976   19,118
    Kolon Plastic, Inc...............................................  3,939   15,955
    KoMiCo, Ltd......................................................    709   17,319
*   KONA I Co., Ltd..................................................  1,490   21,292
    Korea Aerospace Industries, Ltd..................................  5,693  185,828
    Korea Asset In Trust Co., Ltd.................................... 25,389   74,335
    Korea Autoglass Corp.............................................  5,301   76,624
    Korea Cast Iron Pipe Industries Co., Ltd.........................  2,160   18,891
*   Korea Circuit Co., Ltd...........................................  4,621   41,302
*   Korea District Heating Corp......................................    551   23,253
#*  Korea Electric Power Corp., Sponsored ADR........................ 14,609  158,946
*   Korea Electric Power Corp........................................  4,467   97,651
    Korea Electric Terminal Co., Ltd.................................  2,571  101,817
    Korea Export Packaging Industrial Co., Ltd.......................  1,272   20,245
    Korea Gas Corp...................................................  4,518  152,643
*   Korea Information & Communications Co., Ltd......................  4,831   33,930
    Korea Information Certificate Authority, Inc.....................  4,361   13,705
    Korea Investment Holdings Co., Ltd............................... 13,153  764,117
*   Korea Line Corp..................................................  8,577  163,429
    Korea Petrochemical Ind Co., Ltd.................................  2,039  208,167
    Korea Real Estate Investment & Trust Co., Ltd.................... 83,855  159,152
*   Korea Shipbuilding & Offshore Engineering Co., Ltd...............  6,275  655,816
    Korea United Pharm, Inc..........................................  3,679   61,180
    Korea Zinc Co., Ltd..............................................    699  260,470
    Korean Air Lines Co., Ltd........................................ 39,843  852,783
    Korean Reinsurance Co............................................ 52,000  354,287
    Kortek Corp......................................................  5,148   54,671
    KPX Chemical Co., Ltd............................................  1,049   48,588
    KSS LINE, Ltd....................................................  8,759   54,122
    KT Corp., Sponsored ADR.......................................... 14,332  160,948
*   KT Hitel Co., Ltd................................................  5,172   27,279
    KT Skylife Co., Ltd.............................................. 14,519  108,477
    KT&G Corp........................................................  9,033  775,407
*   KTB Investment & Securities Co., Ltd............................. 28,526   56,587
    KTCS Corp........................................................ 17,023   30,223
    Kukdo Chemical Co., Ltd..........................................  1,090   44,340
    Kukdong Oil & Chemicals Co., Ltd.................................  5,000   14,608
    Kumho Petrochemical Co., Ltd.....................................  8,110  485,580
*   Kumho Tire Co., Inc.............................................. 29,214  106,118
    Kumkang Kind Co., Ltd............................................  7,285   24,412
    Kwang Dong Pharmaceutical Co., Ltd...............................  9,744   57,409

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
*   Kwang Myung Electric Co., Ltd....................................   4,580 $    8,522
    Kyeryong Construction Industrial Co., Ltd........................   4,548     84,847
    Kyobo Securities Co., Ltd........................................  10,286     80,156
    Kyongbo Pharmaceutical Co., Ltd..................................   5,796     41,773
    Kyung Dong Navien Co., Ltd.......................................   1,778     66,777
    Kyungbang Co., Ltd...............................................   6,447     55,464
    KyungDong City Gas Co., Ltd......................................     958     21,453
    Kyungdong Pharm Co., Ltd.........................................   4,078     27,505
#   Kyung-In Synthetic Corp..........................................   6,920     51,742
#   L&F Co., Ltd.....................................................   4,210     82,369
#*  LB Semicon, Inc..................................................  12,595     84,099
    LEADCORP, Inc. (The).............................................  14,653     70,793
*   Leaders Cosmetics Co., Ltd.......................................     848      4,456
    LEENO Industrial, Inc............................................   3,102    141,460
*   Leenos Corp......................................................  10,030     11,317
    LF Corp..........................................................   9,236    155,819
    LG Chem, Ltd.....................................................   5,122  1,351,414
    LG Corp..........................................................  15,362    915,829
*   LG Display Co., Ltd., ADR........................................ 144,957    849,448
*   LG Display Co., Ltd..............................................  27,349    320,586
    LG Electronics, Inc..............................................  41,689  2,389,164
    LG Hausys, Ltd...................................................   3,750    191,701
    LG Household & Health Care, Ltd..................................     737    797,506
    LG Innotek Co., Ltd..............................................   7,043    731,554
    LG International Corp............................................  11,639    155,153
    LG Uplus Corp....................................................  93,210  1,076,823
    LIG Nex1 Co., Ltd................................................     643     18,574
    Lion Chemtech Co., Ltd...........................................   1,359      9,820
*   LIS Co., Ltd.....................................................   1,218     12,883
    LMS Co., Ltd.....................................................   2,323     52,389
    Lock & Lock Co., Ltd.............................................   3,971     40,225
    LOT Vacuum Co., Ltd..............................................   2,575     18,743
    Lotte Chemical Corp..............................................   5,135    999,034
    Lotte Chilsung Beverage Co., Ltd.................................   1,080    127,214
    Lotte Corp.......................................................   3,759    117,669
    LOTTE Fine Chemical Co., Ltd.....................................   7,009    265,754
    Lotte Food Co., Ltd..............................................     197     73,006
    LOTTE Himart Co., Ltd............................................   3,486     90,657
*   Lotte Non-Life Insurance Co., Ltd................................  53,188    100,934
    Lotte Shopping Co., Ltd..........................................   3,744    400,193
*   Lotte Tour Development Co., Ltd..................................   1,689     18,803
    LS Cable & System Asia, Ltd......................................   2,950     18,291
    LS Corp..........................................................   5,047    210,149
    LS Industrial Systems Co., Ltd...................................   6,112    261,185
*   Lumens Co., Ltd..................................................  22,437     40,818
*   Lutronic Corp....................................................   3,980     27,959
*   LVMC Holdings....................................................  13,279     50,914
#   Macquarie Korea Infrastructure Fund..............................  60,833    619,729
*   Macrogen, Inc....................................................   1,148     24,058
    Maeil Holdings Co., Ltd..........................................   4,128     39,883
#*  Magicmicro Co., Ltd..............................................   7,947      6,981
    Mando Corp.......................................................  16,984    520,592
#   Mcnex Co., Ltd...................................................   6,556    136,807
*   ME2ON Co., Ltd...................................................   8,057     44,571
*   Medipost Co., Ltd................................................     771     21,408
    Medy-Tox, Inc....................................................   1,102    311,855
    Meerecompany, Inc................................................   1,117     37,536
    MegaStudyEdu Co., Ltd............................................   3,356    105,317
*   Melfas, Inc......................................................   5,717     10,509

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE>>
                                                                      ------- --------
SOUTH KOREA -- (Continued)
    Meritz Financial Group, Inc......................................  16,897 $180,593
    Meritz Fire & Marine Insurance Co., Ltd..........................  30,872  489,954
    Meritz Securities Co., Ltd....................................... 128,077  495,142
*   Mgame Corp.......................................................   4,913   14,444
    MiCo, Ltd........................................................  18,529   92,428
    Minwise Co., Ltd.................................................   2,371   33,551
    Mirae Asset Daewoo Co., Ltd......................................  56,044  343,601
    Mirae Asset Life Insurance Co., Ltd..............................  45,023  154,889
*   Mirae Corp....................................................... 121,127   18,251
    Miwon Commercial Co., Ltd........................................     279   13,667
    Miwon Specialty Chemical Co., Ltd................................   1,128   69,239
    Mobase Co., Ltd..................................................   3,844   14,916
    Modetour Network, Inc............................................     262    3,546
    MonAmi Co., Ltd..................................................   3,184   11,773
    Moorim P&P Co., Ltd..............................................  12,956   49,548
    Moorim Paper Co., Ltd............................................  13,596   30,301
    Multicampus Co., Ltd.............................................     752   23,338
    Namhae Chemical Corp.............................................   4,401   31,335
#*  Namsun Aluminum Co., Ltd.........................................   3,792   12,667
*   Namuga Co., Ltd..................................................     320   10,261
*   NanoenTek, Inc...................................................   2,610   10,598
    Nasmedia Co., Ltd................................................   1,322   32,955
    NAVER Corp.......................................................   6,277  885,035
    NCSoft Corp......................................................   1,285  570,277
    NeoPharm Co., Ltd................................................   1,311   54,517
*   Neowiz...........................................................   1,914   28,070
#   NEPES Corp.......................................................   9,458  225,680
*   Netmarble Corp...................................................     492   37,968
*   Neuros Co., Ltd..................................................   2,376    9,203
*   New Power Plasma Co., Ltd........................................   1,574   25,286
    Nexen Corp.......................................................  11,315   57,728
    Nexen Tire Corp..................................................  21,618  173,733
*   Next Entertainment World Co., Ltd................................   4,451   15,223
    NH Investment & Securities Co., Ltd..............................  45,555  472,385
    NHN KCP Corp.....................................................   3,333   60,702
    NICE Holdings Co., Ltd...........................................   5,517   91,999
    Nice Information & Telecommunication, Inc........................   2,812   75,401
    NICE Information Service Co., Ltd................................  12,936  135,288
    NICE Total Cash Management Co., Ltd..............................   5,591   32,881
*   NK Co., Ltd......................................................  11,386   10,780
    Nong Shim Holdings Co., Ltd......................................     919   68,210
    Nong Woo Bio Co., Ltd............................................   2,769   30,950
    NongShim Co., Ltd................................................     792  164,864
    Noroo Holdings Co., Ltd..........................................   1,230   13,304
    NOROO Paint & Coatings Co., Ltd..................................   5,516   35,503
    NPC..............................................................   3,066   10,497
    OCI Co., Ltd.....................................................   6,671  359,462
    OptoElectronics Solutions Co., Ltd...............................     546   23,362
    OPTRON-TEC, Inc..................................................  11,325   55,023
    Orange Life Insurance, Ltd.......................................   6,053  145,530
    Orion Corp.......................................................     628   57,038
    Orion Holdings Corp..............................................   9,992  135,654
*   Osstem Implant Co., Ltd..........................................   4,213  144,432
#*  Osung Advanced Materials Co., Ltd................................   7,724   16,403
    Ottogi Corp......................................................      75   36,438
    Paik Kwang Industrial Co., Ltd...................................  13,521   28,951
*   Pan Ocean Co., Ltd...............................................  46,097  173,755
    Pan-Pacific Co., Ltd.............................................  12,857   30,594
    Paradise Co., Ltd................................................   3,530   56,332

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SOUTH KOREA -- (Continued)
    Partron Co., Ltd.................................................  18,711 $   189,739
#*  Pearl Abyss Corp.................................................   1,507     280,331
*   People & Technology, Inc.........................................   2,698      16,672
    Pharma Research Products Co., Ltd................................     588      16,795
*   Pharmicell Co., Ltd..............................................   2,963      21,902
    PNE Solution Co., Ltd............................................   2,025      16,997
    Poongsan Corp....................................................   9,581     165,239
    POSCO, Sponsored ADR.............................................  33,942   1,524,335
    POSCO............................................................   1,578     286,321
#   POSCO Chemtech Co., Ltd..........................................   6,847     281,652
    POSCO Coated & Color Steel Co., Ltd..............................     778      11,993
    Posco ICT Co., Ltd...............................................   7,848      32,287
    Posco International Corp.........................................  15,928     248,935
#   Posco M-Tech Co., Ltd............................................   6,657      28,506
#*  Power Logics Co., Ltd............................................  17,904     147,391
    Protec Co., Ltd..................................................   2,555      39,206
*   PSK, Inc.........................................................   4,173      60,033
    Pulmuone Co., Ltd................................................   8,790      66,273
#   Pungkuk Alcohol Industry Co., Ltd................................   1,529      23,215
    Pyeong Hwa Automotive Co., Ltd...................................   6,035      51,721
    Rayence Co., Ltd.................................................   1,665      16,560
*   Redrover Co., Ltd................................................  12,814       6,718
    Reyon Pharmaceutical Co., Ltd....................................   1,719      22,403
    RFHIC Corp.......................................................     910      28,573
*   RFTech Co., Ltd..................................................   6,617      43,884
    S&S Tech Corp....................................................   4,200      34,762
*   S&T Corp.........................................................     674      10,130
    S&T Motiv Co., Ltd...............................................   3,768     147,145
    S-1 Corp.........................................................   1,719     138,514
    Sajo Industries Co., Ltd.........................................   1,222      40,919
*   Sajodongaone Co., Ltd............................................  16,592      14,894
    Sam Chun Dang Pharm Co., Ltd.....................................   1,083      31,171
*   SAM KANG M&T Co., Ltd............................................   2,334       8,009
    Sam Yung Trading Co., Ltd........................................   3,897      53,019
#   Sambo Motors Co., Ltd............................................   6,699      34,270
    Samchully Co., Ltd...............................................     778      56,381
*   Samchuly Bicycle Co., Ltd........................................   1,364       6,420
    SAMHWA Paints Industrial Co., Ltd................................   4,408      19,434
    Samick Musical Instruments Co., Ltd..............................  20,150      30,297
    Samick THK Co., Ltd..............................................   2,953      31,642
    Samji Electronics Co., Ltd.......................................   5,213      46,174
    Samjin LND Co., Ltd..............................................   6,353      11,342
    Samjin Pharmaceutical Co., Ltd...................................   3,278      72,275
    Samkee Automotive Co., Ltd.......................................  10,140      22,012
    Samkwang Glass Co., Ltd..........................................   1,638      41,311
    Sammok S-Form Co., Ltd...........................................   6,146      49,137
*   SAMPYO Cement Co., Ltd...........................................  10,906      30,958
*   Samsung Biologics Co., Ltd.......................................      81      27,671
    Samsung Card Co., Ltd............................................  10,356     298,726
    Samsung Electro-Mechanics Co., Ltd...............................  10,373   1,004,256
    Samsung Electronics Co., Ltd..................................... 475,156  20,536,169
    Samsung Electronics Co., Ltd. , GDR (4942818)....................   9,769  10,442,943
*   Samsung Engineering Co., Ltd.....................................  23,844     364,005
    Samsung Fire & Marine Insurance Co., Ltd.........................   8,044   1,496,374
*   Samsung Heavy Industries Co., Ltd................................  79,524     493,780
    Samsung Life Insurance Co., Ltd..................................  10,090     612,740
*   Samsung Pharmaceutical Co., Ltd..................................  13,158      45,209
    Samsung SDS Co., Ltd.............................................   2,510     433,518
    Samsung Securities Co., Ltd......................................  20,002     576,248

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    SAMT Co., Ltd.................................................... 28,477 $ 53,427
#   Samwha Capacitor Co., Ltd........................................  3,281  139,027
    Samyang Corp.....................................................  1,987   82,481
    Samyang Foods Co., Ltd...........................................  1,204   91,125
    Samyang Holdings Corp............................................  1,661   90,391
#   Sang-A Frontec Co., Ltd..........................................  2,592   35,981
#*  Sangsangin Co., Ltd.............................................. 20,943  217,306
    Sangsin Brake....................................................  6,269   20,499
    Sangsin Energy Display Precision Co., Ltd........................  1,581   12,101
    SaraminHR Co., Ltd...............................................  1,961   47,823
    SAVEZONE I&C Corp................................................ 10,599   30,726
*   S-Connect Co., Ltd............................................... 28,101   40,317
*   SD Biotechnologies Co., Ltd......................................  2,671   11,826
#*  SDN Co., Ltd..................................................... 14,510   22,897
    Seah Besteel Corp................................................  7,234   99,536
    SeAH Holdings Corp...............................................    341   23,755
    SeAH Steel Corp..................................................    578   30,898
    SeAH Steel Holdings Corp.........................................    862   34,995
    Sebo Manufacturing Engineer Corp.................................  1,807   13,058
*   Seegene, Inc.....................................................  2,436   44,339
    Sejin Heavy Industries Co., Ltd..................................  5,545   24,257
#   Sejong Industrial Co., Ltd.......................................  4,410   16,200
*   Sekonix Co., Ltd.................................................  4,832   28,769
    Sempio Foods Co..................................................     12      304
    S-Energy Co., Ltd................................................  2,942    9,567
    Seohan Co., Ltd.................................................. 45,007   49,221
    Seohee Construction Co., Ltd..................................... 33,599   32,878
    Seondo Electric Co., Ltd.........................................  4,419   11,901
    Seoul Auction Co., Ltd...........................................  2,802   12,557
    Seoul Semiconductor Co., Ltd..................................... 19,446  223,455
    Seoyon Co., Ltd..................................................  5,173   14,492
    Seoyon E-Hwa Co., Ltd............................................  2,891   13,988
*   Sewon Cellontech Co., Ltd........................................  8,094   20,829
    SEWOONMEDICAL Co., Ltd...........................................  3,469    9,951
    SFA Engineering Corp............................................. 12,841  460,194
#*  SFA Semicon Co., Ltd............................................. 43,839  131,668
*   SG Corp.......................................................... 33,602   27,779
*   SG&G Corp........................................................  1,946    3,247
*   Shin Poong Pharmaceutical Co., Ltd...............................  3,365   18,998
    Shindaeyang Paper Co., Ltd.......................................  1,347   72,443
    Shinhan Financial Group Co., Ltd................................. 23,087  841,177
    Shinhan Financial Group Co., Ltd., ADR........................... 18,630  672,357
    Shinil Industrial Co., Ltd....................................... 17,933   26,279
    Shinsegae Engineering & Construction Co., Ltd....................  1,204   25,206
    Shinsegae Food Co., Ltd..........................................    965   59,220
    Shinsegae International, Inc.....................................    380   64,712
    Shinsegae, Inc...................................................  2,932  594,204
#*  Shinsung E&G Co., Ltd............................................ 17,911   14,095
#*  Shinsung Tongsang Co., Ltd....................................... 24,154   34,483
#*  Shinwha Intertek Corp............................................  9,715   29,869
*   Shinwon Corp..................................................... 18,733   32,601
    SHOWBOX Corp..................................................... 14,133   40,667
#*  Signetics Corp................................................... 32,920   30,639
    SIGONG TECH Co., Ltd.............................................  2,538   10,709
    Silicon Works Co., Ltd...........................................  1,799   51,475
    SIMMTECH Co., Ltd................................................  8,945   72,862
    SIMPAC, Inc......................................................  9,227   25,923
    SK Bioland Co., Ltd..............................................  3,311   42,863
    SK Chemicals Co., Ltd............................................  1,711   69,317

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SOUTH KOREA -- (Continued)
    SK D&D Co., Ltd..................................................     694 $   17,244
    SK Discovery Co., Ltd............................................   6,508    125,403
    SK Gas, Ltd......................................................   2,190    157,956
    SK Holdings Co., Ltd.............................................   3,834    850,589
    SK Hynix, Inc....................................................  78,942  5,550,883
    SK Innovation Co., Ltd...........................................  10,608  1,451,551
    SK Materials Co., Ltd............................................   1,887    296,216
    SK Networks Co., Ltd.............................................  59,521    296,886
    SK Securities Co., Ltd........................................... 156,646     80,667
    SK Telecom Co., Ltd., Sponsored ADR..............................   1,900     43,795
    SK Telecom Co., Ltd..............................................     786    160,655
#   SKC Co., Ltd.....................................................   9,852    375,768
#*  SKC Solmics Co., Ltd.............................................  12,624     34,595
#   SKCKOLONPI, Inc..................................................   4,450    131,206
    SL Corp..........................................................   6,248    112,637
*   SM Entertainment Co..............................................     683     21,721
*   S-MAC Co., Ltd...................................................  38,704     26,679
    SMEC Co., Ltd....................................................   8,184     17,592
*   SNU Precision Co., Ltd...........................................   5,939     13,824
    S-Oil Corp.......................................................   1,188    101,492
*   Solco Biomedical Co., Ltd........................................  51,623     10,159
#*  Solid, Inc.......................................................  21,726     97,927
    Songwon Industrial Co., Ltd......................................   5,192     68,747
#   Soulbrain Co., Ltd...............................................   6,255    404,670
    SPC Samlip Co., Ltd..............................................     824     64,910
    SPG Co., Ltd.....................................................   3,002     18,874
    Ssangyong Cement Industrial Co., Ltd.............................  48,615    244,487
*   Ssangyong Motor Co...............................................  14,162     27,806
    ST Pharm Co., Ltd................................................   1,339     21,121
    Suheung Co., Ltd.................................................   1,649     46,788
    Sun Kwang Co., Ltd...............................................   1,342     18,072
    Sunchang Corp....................................................   2,805     10,470
    Sung Kwang Bend Co., Ltd.........................................   9,457     80,343
*   Sungchang Enterprise Holdings, Ltd...............................  29,253     43,157
    Sungdo Engineering & Construction Co., Ltd.......................   5,870     23,323
    Sungshin Cement Co., Ltd.........................................   5,696     39,023
    Sungwoo Hitech Co., Ltd..........................................  27,956     83,111
    Sunjin Co., Ltd..................................................   4,399     36,336
*   Suprema HQ, Inc..................................................     703      3,463
*   Suprema, Inc.....................................................     651     13,913
    SurplusGlobal, Inc...............................................   3,060      6,021
*   Synopex, Inc.....................................................  20,512     52,099
    Systems Technology, Inc..........................................   3,598     53,598
    Tae Kyung Industrial Co., Ltd....................................   1,986      9,417
*   Taewoong Co., Ltd................................................   4,708     43,807
    Taeyoung Engineering & Construction Co., Ltd.....................  25,371    282,816
*   Taihan Electric Wire Co., Ltd....................................  16,521      9,044
    Taihan Textile Co., Ltd..........................................   1,266     20,772
    Tailim Packaging Co., Ltd........................................   8,922     36,683
*   TBH Global Co., Ltd..............................................   5,201     12,689
    TechWing, Inc....................................................   5,406     51,139
*   Telcon RF Pharmaceutical, Inc....................................   4,634     26,235
    Telechips, Inc...................................................   1,183     12,704
    TES Co., Ltd.....................................................   9,566    168,213
#   Tesna Co., Ltd...................................................   2,758     96,408
*   Theragen Etex Co., Ltd...........................................   2,137     15,370
*   Thinkware Systems Corp...........................................   2,319     15,222
*   TK Chemical Corp.................................................  20,345     47,981
    TK Corp..........................................................   8,803     75,854

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES VALUE>>
                                                                      ------ --------
SOUTH KOREA -- (Continued)
    Tokai Carbon Korea Co., Ltd......................................  1,830 $ 83,888
    Tongyang Life Insurance Co., Ltd................................. 20,755   65,361
    Top Engineering Co., Ltd.........................................  5,140   39,132
    Toptec Co., Ltd..................................................  6,539   45,755
    Tovis Co., Ltd...................................................  8,847   56,168
    TS Corp..........................................................  2,334   37,043
*   T'way Holdings, Inc.............................................. 16,901   24,866
    Ubiquoss, Inc....................................................    321    8,174
    UIL Co., Ltd.....................................................  5,306   23,344
*   Uni-Chem Co., Ltd................................................  6,955   12,257
*   Unick Corp.......................................................  3,277   18,215
    Unid Co., Ltd....................................................  3,047  122,031
    Union Semiconductor Equipment & Materials Co., Ltd............... 16,169   66,814
    Uniquest Corp....................................................  3,824   22,626
    UniTest, Inc.....................................................  4,539   58,207
    Value Added Technology Co., Ltd..................................  2,976   63,797
    Very Good Tour Co., Ltd..........................................  2,730   14,294
    Viatron Technologies, Inc........................................  5,732   46,373
    Vieworks Co., Ltd................................................  1,861   38,648
    Visang Education, Inc............................................  2,959   20,891
*   W Holding Co., Ltd............................................... 24,735    7,324
*   Webzen, Inc......................................................  3,631   51,863
*   Welcron Co., Ltd.................................................  4,034   13,475
    Wemade Co., Ltd..................................................    618   13,936
    Whanin Pharmaceutical Co., Ltd...................................  2,903   40,927
#*  WillBes & Co. (The).............................................. 29,785   35,394
    Winix, Inc.......................................................  2,902   67,468
    Wins Co., Ltd....................................................    945   10,505
#   WiSoL Co., Ltd................................................... 14,909  190,347
*   WONIK CUBE Corp..................................................  8,997   17,185
*   Wonik Holdings Co., Ltd.......................................... 17,153   66,047
    WONIK IPS Co., Ltd............................................... 13,884  394,293
    Wonik Materials Co., Ltd.........................................  4,076   97,208
*   Wonik QnC Corp...................................................  6,042   65,925
*   Woojin, Inc......................................................  4,116   17,420
*   Woongjin Co., Ltd................................................ 30,214   40,452
    Woongjin Coway Co., Ltd..........................................  8,615  680,109
*   Woongjin Energy Co., Ltd.........................................  2,621    1,544
*   Woongjin Thinkbig Co., Ltd....................................... 20,115   45,961
*   Woori Financial Group, Inc., Sponsored ADR.......................  2,923   87,446
    Woori Financial Group, Inc....................................... 88,365  890,880
*   Woori Investment Bank Co., Ltd................................... 55,554   31,139
*   Wooridul Pharmaceutical, Ltd.....................................  2,161   11,141
    Woorison F&G Co., Ltd............................................ 12,563   21,585
    Woory Industrial Co., Ltd........................................  1,316   23,662
    Wooshin Systems Co., Ltd.........................................  1,763    6,722
*   Woosu AMS Co., Ltd...............................................  3,829   10,206
    Y G-1 Co., Ltd...................................................  8,699   56,337
*   Yeong Hwa Metal Co., Ltd......................................... 16,137   18,445
#   YMC Co., Ltd.....................................................  6,786   23,435
*   Yonwoo Co., Ltd..................................................    670   13,872
    Youlchon Chemical Co., Ltd.......................................  2,827   32,739
    Young Poong Corp.................................................    147   76,991
    Youngone Corp....................................................  8,136  242,700
    Youngone Holdings Co., Ltd.......................................  2,822  127,332
*   YoungWoo DSP Co., Ltd............................................  5,383    7,151
*   Yuanta Securities Korea Co., Ltd................................. 52,438  115,470
    Yuhan Corp.......................................................    781  150,550
*   Yungjin Pharmaceutical Co., Ltd..................................  7,605   34,854

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
    Zeus Co., Ltd....................................................     2,458 $     25,101
                                                                                ------------
TOTAL SOUTH KOREA....................................................            136,903,737
                                                                                ------------
SPAIN -- (1.7%)
    Acciona SA.......................................................    15,118    1,574,967
    Acerinox SA......................................................    92,870      870,687
#   ACS Actividades de Construccion y Servicios SA...................    56,107    2,276,697
    Aena SME SA......................................................     7,298    1,339,636
    Alantra Partners SA..............................................       614       10,437
    Almirall SA......................................................    15,964      299,842
    Amadeus IT Group SA..............................................    38,582    2,854,229
#*  Amper SA.........................................................   310,784       90,560
    Applus Services SA...............................................    77,383      935,128
    Atresmedia Corp. de Medios de Comunicacion SA....................    31,367      131,274
    Azkoyen SA.......................................................     4,453       34,071
#   Banco Bilbao Vizcaya Argentaria SA...............................   273,322    1,439,541
    Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR................    38,831      203,087
    Banco de Sabadell SA............................................. 1,618,770    1,779,399
    Banco Santander SA............................................... 1,507,399    6,052,657
    Banco Santander SA, Sponsored ADR................................   245,240      971,150
    Banco Santander SA...............................................   111,581      441,707
    Bankia SA........................................................   360,701      688,153
    Bankinter SA.....................................................   216,386    1,498,666
    Bolsas y Mercados Espanoles SHMSF SA.............................    43,757    1,213,785
    CaixaBank SA.....................................................   363,632    1,042,751
*   Caja de Ahorros del Mediterraneo.................................     4,397            0
    Cellnex Telecom S.A..............................................    20,889      900,681
    Cellnex Telecom SA...............................................    71,968    3,105,335
    Cia de Distribucion Integral Logista Holdings SA.................    15,088      316,350
    CIE Automotive SA................................................    24,889      619,918
    Construcciones y Auxiliar de Ferrocarriles SA....................     7,787      349,689
*   Deoleo SA........................................................   218,644       11,666
    Ebro Foods SA....................................................    12,980      284,948
*   eDreams ODIGEO SA................................................    18,832       86,523
    Elecnor SA.......................................................     8,321       96,081
    Enagas SA........................................................   100,650    2,490,543
    Ence Energia y Celulosa SA.......................................    81,778      322,928
    Endesa SA........................................................    32,657      889,408
    Ercros SA........................................................    66,827      170,352
    Euskaltel SA.....................................................    37,378      348,091
    Faes Farma SA....................................................   162,400      933,246
    Ferrovial SA.....................................................    20,491      604,544
*   Fluidra SA.......................................................    15,954      199,094
    Fomento de Construcciones y Contratas SA.........................    15,321      185,390
*   Global Dominion Access SA........................................    50,319      211,247
    Grifols SA.......................................................    29,198      941,944
    Grupo Catalana Occidente SA......................................    12,576      440,591
*   Grupo Empresarial San Jose SA....................................     3,318       25,683
*   Grupo Ezentis SA.................................................    46,082       26,209
    Iberdrola S.A....................................................   744,541    7,653,130
    Iberpapel Gestion SA.............................................       351        9,674
*   Indra Sistemas SA................................................    66,457      641,984
    Industria de Diseno Textil SA....................................    63,563    1,980,675
    Laboratorios Farmaceuticos Rovi SA...............................       824       20,107
    Liberbank SA..................................................... 1,076,318      344,809
    Mapfre SA........................................................   249,439      696,183
*   Masmovil Ibercom SA..............................................    12,718      294,468
    Mediaset Espana Comunicacion SA..................................   105,629      646,329
    Melia Hotels International SA....................................    65,079      530,666

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SPAIN -- (Continued)
#   Miquel y Costas & Miquel SA......................................  11,594 $   194,848
    Naturgy Energy Group SA..........................................  66,262   1,805,313
#*  Obrascon Huarte Lain SA..........................................  51,945      59,888
*   Pharma Mar SA....................................................  14,094      30,018
*   Promotora de Informaciones SA, Class A........................... 111,527     165,684
    Prosegur Cia de Seguridad SA..................................... 118,571     460,134
*   Quabit Inmobiliaria SA...........................................  39,123      34,247
*   Realia Business SA...............................................  69,999      69,067
    Red Electrica Corp. SA...........................................  58,468   1,175,062
    Repsol SA, Sponsored ADR.........................................  48,980     815,024
    Repsol SA........................................................ 186,768   3,077,872
    Sacyr S.A........................................................ 200,469     570,367
    Siemens Gamesa Renewable Energy SA...............................   8,910     122,663
*   Solaria Energia y Medio Ambiente SA..............................   5,790      44,835
*   Talgo SA.........................................................  32,358     202,252
*   Tecnicas Reunidas SA.............................................   3,605      90,745
#   Telefonica SA, Sponsored ADR.....................................  47,435     363,826
    Telefonica SA.................................................... 375,794   2,885,827
    Tubacex SA.......................................................  35,530     105,448
    Vidrala SA.......................................................   6,909     600,624
    Viscofan SA......................................................  19,692   1,067,961
    Vocento SA.......................................................   6,696       9,074
    Zardoya Otis SA..................................................  48,655     368,903
                                                                              -----------
TOTAL SPAIN..........................................................          66,446,592
                                                                              -----------
SWEDEN -- (1.9%)
    AAK AB...........................................................  56,830   1,008,110
*   AcadeMedia AB....................................................  15,997      80,999
*   Adapteo Oyj......................................................  20,921     229,043
    AddLife AB, Class B..............................................   3,547      79,490
    AddNode Group AB.................................................   8,186     146,072
    AddTech AB, Class B..............................................  15,502     431,395
    AF POYRY AB......................................................  29,713     632,532
    Alfa Laval AB....................................................  48,025   1,111,551
    Alimak Group AB..................................................   8,628     113,766
    Arjo AB, Class B.................................................  46,452     191,583
    Assa Abloy AB, Class B...........................................  19,435     461,549
    Atlas Copco AB, Class A..........................................  47,532   1,677,713
    Atlas Copco AB, Class B..........................................  27,621     857,033
    Atrium Ljungberg AB, Class B.....................................  10,437     207,830
    Attendo AB.......................................................  40,806     208,360
    Avanza Bank Holding AB...........................................  35,135     299,760
    Axfood AB........................................................  17,613     379,363
    BE Group AB......................................................   1,844       7,182
    Beijer Alma AB...................................................  22,051     283,577
    Beijer Electronics Group AB......................................   9,700      50,406
    Beijer Ref AB....................................................  17,619     475,665
    Bergman & Beving AB..............................................  12,025     105,205
    Besqab AB........................................................   1,033      15,433
    Betsson AB.......................................................  70,099     345,279
    Bilia AB, Class A................................................  61,438     616,551
    BillerudKorsnas AB...............................................  83,624   1,005,752
    BioGaia AB, Class B..............................................   6,804     259,245
    Biotage AB.......................................................  17,611     181,924
    Bjorn Borg AB....................................................  11,488      25,982
    Boliden AB....................................................... 105,287   2,839,323
    Bonava AB, Class B...............................................  32,578     314,201
    Bravida Holding AB...............................................   9,487      87,419
    Bufab AB.........................................................  15,696     171,195

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
    Bulten AB........................................................   6,216 $   38,159
#*  Byggmax Group AB.................................................  31,325     87,920
    Castellum AB.....................................................  18,860    385,416
    Catena AB........................................................   6,264    229,448
#   Clas Ohlson AB, Class B..........................................   5,198     50,015
#   Cloetta AB, Class B..............................................  93,501    317,486
*   Collector AB.....................................................   5,084     24,753
    Concentric AB....................................................  20,211    270,221
    Coor Service Management Holding AB...............................   4,969     42,474
    Corem Property Group AB, Class B.................................  21,057     46,934
    Dios Fastigheter AB..............................................  33,367    277,973
    Dometic Group AB................................................. 143,816  1,335,221
*   Doro AB..........................................................   9,675     42,095
    Duni AB..........................................................  10,582    141,929
    Dustin Group AB..................................................  29,000    231,201
    Eastnine AB......................................................   8,283    101,438
#   Elanders AB, Class B.............................................   2,164     18,632
    Electrolux AB....................................................  44,147  1,160,684
    Elekta AB, Class B...............................................  34,531    481,045
#*  Eltel AB.........................................................  18,432     39,820
*   Enea AB..........................................................   6,373    107,638
    Epiroc AB, Class A...............................................  40,318    454,273
    Epiroc AB, Class B...............................................  38,078    414,723
    Essity AB, Class A...............................................   3,204    100,332
    Essity AB, Class B...............................................  79,422  2,481,200
    eWork Group AB...................................................   3,724     26,615
    Fabege AB........................................................  24,212    361,593
#   Fagerhult AB.....................................................  11,474     68,079
*   Fastighets AB Balder, Class B....................................   8,434    327,108
    FastPartner AB...................................................  10,334     87,600
    Fenix Outdoor International AG...................................     789     73,750
#*  Fingerprint Cards AB, Class B....................................  15,173     28,225
    Getinge AB, Class B..............................................  70,940  1,212,829
    Granges AB.......................................................  44,502    433,197
    Gunnebo AB.......................................................  51,592    129,337
    Haldex AB........................................................  20,108    101,239
*   Hembla AB........................................................   4,192     93,489
    Hemfosa Fastigheter AB...........................................  43,448    447,732
#   Hennes & Mauritz AB, Class B.....................................  71,334  1,495,125
    Hexagon AB, Class B..............................................  13,577    695,114
#   Hexpol AB........................................................  63,206    563,935
    HIQ International AB.............................................  27,168    134,639
    HMS Networks AB..................................................   1,659     21,324
#*  Hoist Finance AB.................................................  40,260    220,949
    Holmen AB, Class B...............................................  41,834  1,234,549
    Hufvudstaden AB, Class A.........................................   5,080     85,009
    Humana AB........................................................   5,661     33,992
    Husqvarna AB, Class A............................................  16,594    126,282
    Husqvarna AB, Class B............................................ 213,953  1,639,073
    ICA Gruppen AB...................................................   5,588    247,279
    Indutrade AB.....................................................  22,986    708,722
*   International Petroleum Corp.....................................  33,561    113,901
#   Intrum AB........................................................  28,236    761,216
    Inwido AB........................................................  52,454    349,518
#*  ITAB Shop Concept AB, Class B....................................   3,537      6,726
    JM AB............................................................  31,451    805,671
    Kindred Group P.L.C..............................................  67,551    490,108
    Klovern AB, Class B.............................................. 174,308    304,467
    KNOW IT AB.......................................................  17,201    338,591

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
    Kungsleden AB....................................................  45,075 $  409,609
    Lagercrantz Group AB, Class B....................................  20,489    263,615
#   Lifco AB, Class B................................................   4,216    210,283
    Lindab International AB..........................................  34,213    382,685
    Loomis AB, Class B...............................................  45,762  1,771,878
    Lundin Petroleum AB..............................................  20,983    694,916
*   Medivir AB, Class B..............................................   2,956      7,142
#*  Mekonomen AB.....................................................  19,554    166,562
#   Millicom International Cellular SA...............................  17,949    818,261
*   Modern Times Group MTG AB, Class B...............................   1,542     14,300
    Momentum Group AB, Class B.......................................  10,464    112,498
#   Mycronic AB......................................................  28,090    467,563
    Nederman Holding AB..............................................   1,650     20,364
*   Net Insight AB, Class B..........................................  64,475     11,781
    NetEnt AB........................................................  66,792    188,942
    New Wave Group AB, Class B.......................................  38,365    223,216
    Nibe Industrier AB, Class B......................................  36,780    503,608
    Nobia AB.........................................................  69,989    446,880
    Nobina AB........................................................  66,772    422,967
    Nolato AB, Class B...............................................  15,102    846,161
    Nordic Entertainment Group AB, Class B...........................   4,305    122,371
    Nordic Waterproofing Holding A.S.................................   1,273     12,413
    OEM International AB, Class B....................................   2,886     61,007
    Opus Group AB.................................................... 125,364     67,831
    Peab AB.......................................................... 107,724    908,377
    Platzer Fastigheter Holding AB, Class B..........................   3,198     32,026
    Pricer AB, Class B...............................................  58,280     87,122
    Proact IT Group AB...............................................   5,753     90,955
*   Qliro Group AB...................................................  43,215     38,572
    Ratos AB, Class B................................................  97,977    252,856
*   RaySearch Laboratories AB........................................   7,166    115,032
#   Recipharm AB, Class B............................................  21,390    304,611
    Resurs Holding AB................................................   8,399     49,463
    Rottneros AB.....................................................  45,215     50,671
#   Saab AB, Class B.................................................  17,220    531,788
    Sagax AB, Class B................................................  22,524    259,438
    Sandvik AB....................................................... 147,721  2,609,834
*   SAS AB........................................................... 172,240    269,308
    Scandi Standard AB...............................................  31,872    234,570
    Scandic Hotels Group AB..........................................  33,280    320,220
    Sectra AB, Class B...............................................   4,628    154,098
    Securitas AB, Class B............................................  69,799  1,117,630
    Semcon AB........................................................   5,895     36,381
#*  Sensys Gatso Group AB............................................ 132,179     19,370
    Sintercast AB....................................................     958     12,796
    Skandinaviska Enskilda Banken AB, Class A........................ 134,504  1,290,073
    Skandinaviska Enskilda Banken AB, Class C........................   1,755     16,969
    Skanska AB, Class B..............................................  35,473    755,817
    SKF AB, Class A..................................................   3,420     61,959
    SKF AB, Class B..................................................  99,292  1,797,796
#   SkiStar AB.......................................................  25,958    311,510
    SSAB AB, Class A.................................................  13,020     37,188
    SSAB AB, Class A.................................................  67,343    188,490
    SSAB AB, Class B, Share, Class B.................................  73,712    185,543
    SSAB AB, Class B................................................. 183,600    462,528
    Svenska Cellulosa AB SCA, Class A................................   5,089     53,809
    Svenska Cellulosa AB SCA, Class B................................ 107,952  1,101,556
    Svenska Handelsbanken AB, Class A................................ 139,158  1,396,562
#   Svenska Handelsbanken AB, Class B................................   2,965     29,796

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    Sweco AB, Class B................................................  26,657 $   937,917
    Swedbank AB, Class A.............................................  87,281   1,223,094
    Swedish Match AB.................................................  23,762   1,116,299
*   Swedish Orphan Biovitrum AB......................................   8,103     128,500
    Systemair AB.....................................................   2,857      41,108
    Tele2 AB, Class B................................................  18,285     261,748
    Telefonaktiebolaget LM Ericsson, Sponsored ADR...................  25,726     224,331
    Telefonaktiebolaget LM Ericsson, Class B.........................  63,252     552,745
#   Telia Co. AB..................................................... 355,210   1,562,536
    Thule Group AB...................................................  31,892     649,447
    Trelleborg AB, Class B...........................................  42,416     685,894
    Troax Group AB...................................................  13,140     146,502
    Vitrolife AB.....................................................  18,528     289,084
    Volvo AB, Class A................................................  42,804     641,462
    Volvo AB, Class B................................................ 269,328   4,036,086
    Wallenstam AB, Class B...........................................  40,951     448,509
    Wihlborgs Fastigheter AB.........................................  43,629     660,119
                                                                              -----------
TOTAL SWEDEN.........................................................          74,585,449
                                                                              -----------
SWITZERLAND -- (5.0%)
    ABB, Ltd......................................................... 148,297   3,114,234
    Adecco Group AG..................................................  62,773   3,731,613
*   Alcon, Inc.......................................................  51,471   3,050,686
*   Alcon, Inc.......................................................   6,206     367,011
    Allreal Holding AG...............................................  10,097   1,967,391
    ALSO Holding AG..................................................   2,933     436,617
*   ams AG...........................................................  12,156     546,201
    APG SGA SA.......................................................     506     149,428
    Arbonia AG.......................................................  25,022     314,222
*   Aryzta AG........................................................ 350,444     276,826
    Ascom Holding AG.................................................  19,142     189,810
    Autoneum Holding AG..............................................   1,715     192,391
    Bachem Holding AG, Class B.......................................     484      73,886
    Baloise Holding AG...............................................  15,586   2,882,684
    Banque Cantonale de Geneve.......................................     445      89,121
    Banque Cantonale Vaudoise........................................   1,100     862,534
    Barry Callebaut AG...............................................     538   1,136,955
    Belimo Holding AG................................................     154     965,967
    Bell Food Group AG...............................................   1,013     278,279
    Bellevue Group AG................................................   4,979     113,477
#   Berner Kantonalbank AG...........................................   1,586     349,725
    BKW AG...........................................................   5,328     393,254
#   Bobst Group SA...................................................   5,176     271,864
    Bossard Holding AG, Class A......................................   4,372     694,335
    Bucher Industries AG.............................................   4,147   1,283,588
    Burckhardt Compression Holding AG................................   1,121     267,148
    Burkhalter Holding AG............................................   1,861     147,307
    Calida Holding AG................................................   2,049      67,502
    Carlo Gavazzi Holding AG.........................................     107      28,748
    Cembra Money Bank AG.............................................  11,813   1,252,715
    Cham Group AG....................................................      30      13,033
    Chocoladefabriken Lindt & Spruengli AG...........................      10     818,888
#   Cicor Technologies, Ltd..........................................     869      40,879
    Cie Financiere Richemont SA......................................  51,708   4,063,274
    Cie Financiere Tradition SA......................................     841      87,804
    Clariant AG......................................................  74,849   1,535,343
    Coltene Holding AG...............................................   1,624     132,965
    Conzzeta AG......................................................     538     469,048
    Credit Suisse Group AG........................................... 168,897   2,090,584

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
    Credit Suisse Group AG, Sponsored ADR............................  40,310 $   499,042
    Daetwyler Holding AG.............................................   2,987     514,781
    DKSH Holding AG..................................................  15,966     759,199
    dormakaba Holding AG.............................................   1,029     659,149
*   Dottikon Es Holding AG...........................................      16       7,491
    Dufry AG.........................................................  12,643   1,099,633
    EFG International AG.............................................  53,052     335,243
    Emmi AG..........................................................     875     741,040
    EMS-Chemie Holding AG............................................     937     587,029
    Energiedienst Holding AG.........................................   1,334      42,596
*   Evolva Holding SA................................................  73,727      12,038
#   Feintool International Holding AG................................   1,240      74,562
    Flughafen Zurich AG..............................................   9,780   1,762,279
    Forbo Holding AG.................................................     716   1,140,939
*   GAM Holding AG...................................................  79,101     264,055
    Geberit AG.......................................................   4,504   2,288,437
    Georg Fischer AG.................................................   2,775   2,650,268
    Givaudan SA......................................................     993   2,917,368
    Gurit Holding AG.................................................     232     331,374
    Helvetia Holding AG..............................................  16,015   2,249,583
#*  HOCHDORF Holding AG..............................................     415      34,632
    Huber & Suhner AG................................................   7,280     485,014
    Hypothekarbank Lenzburg AG.......................................       9      40,876
    Implenia AG......................................................   8,319     317,038
    Inficon Holding AG...............................................     842     604,059
    Interroll Holding AG.............................................     272     562,805
    Intershop Holding AG.............................................     269     147,960
    Julius Baer Group, Ltd...........................................  69,346   3,070,890
    Jungfraubahn Holding AG..........................................     232      36,197
    Kardex AG........................................................   4,601     668,614
#   Komax Holding AG.................................................   1,888     401,762
#   Kudelski SA......................................................  18,111     105,274
    Kuehne + Nagel International AG..................................   6,094     984,529
    LafargeHolcim, Ltd...............................................  48,025   2,478,977
    LafargeHolcim, Ltd...............................................  23,757   1,220,156
*   Lastminute.com NV................................................   2,606     108,072
    LEM Holding SA...................................................     165     195,210
    Liechtensteinische Landesbank AG.................................   4,520     298,463
    Logitech International SA........................................  18,770     770,454
#   Logitech International SA........................................  18,686     761,454
    Lonza Group AG...................................................  13,260   4,779,334
    Luzerner Kantonalbank AG.........................................   1,408     588,558
*   Meier Tobler Group AG............................................     996      14,038
    Metall Zug AG....................................................      82     164,606
    Mikron Holding AG................................................   2,431      16,711
    Mobilezone Holding AG............................................  16,569     180,131
    Mobimo Holding AG................................................   3,772   1,063,765
    Nestle SA........................................................ 291,193  31,152,209
*   Newron Pharmaceuticals SpA.......................................   3,526      23,981
    Novartis AG, Sponsored ADR....................................... 118,999  10,405,273
    Novartis AG......................................................  31,034   2,711,602
    OC Oerlikon Corp. AG............................................. 102,197   1,048,761
*   Orascom Development Holding AG...................................   6,054      90,930
    Orell Fuessli Holding AG.........................................     152      14,878
    Orior AG.........................................................   2,835     249,223
    Partners Group Holding AG........................................   2,807   2,193,562
    Phoenix Mecano AG................................................     223      99,279
    Plazza AG, Class A...............................................     244      64,079
    PSP Swiss Property AG............................................  13,899   1,839,741

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- ------------
SWITZERLAND -- (Continued)
    Rieter Holding AG................................................   1,729 $    235,682
    Roche Holding AG.................................................   2,558      762,608
    Roche Holding AG.................................................  61,822   18,605,689
    Romande Energie Holding SA.......................................      59       70,549
    Schaffner Holding AG.............................................     216       46,150
    Schindler Holding AG.............................................   3,003      711,152
#*  Schmolz + Bickenbach AG.......................................... 261,907       69,387
    Schweiter Technologies AG........................................     518      532,385
    SFS Group AG.....................................................   8,928      790,919
    SGS SA...........................................................     650    1,695,268
    Siegfried Holding AG.............................................   1,822      742,703
    Sika AG..........................................................  33,600    5,776,059
#   Sonova Holding AG................................................   9,168    2,103,857
    St Galler Kantonalbank AG........................................     953      417,204
    Straumann Holding AG.............................................   1,581    1,412,595
    Sulzer AG........................................................   8,150      824,228
    Sunrise Communications Group AG..................................  27,143    2,111,871
    Swatch Group AG (The)............................................   4,575    1,268,547
    Swatch Group AG (The)............................................   8,093      434,484
    Swiss Life Holding AG............................................   7,043    3,527,252
    Swiss Prime Site AG..............................................  20,374    2,099,986
    Swiss Re AG......................................................  30,702    3,220,293
#   Swisscom AG......................................................   9,184    4,697,564
    Swissquote Group Holding SA......................................   3,549      154,827
    Tamedia AG.......................................................   1,266      118,854
    Temenos AG.......................................................  17,328    2,479,133
    Thurgauer Kantonalbank...........................................     112       12,035
    Tornos Holding AG................................................   3,658       24,837
#   u-blox Holding AG................................................   4,230      342,873
#*  UBS Group AG..................................................... 389,088    4,579,566
    Valiant Holding AG...............................................   6,995      710,483
    Valora Holding AG................................................   1,827      523,248
    VAT Group AG.....................................................  17,376    2,554,820
    Vaudoise Assurances Holding SA...................................     523      289,675
    Vetropack Holding AG.............................................     107      290,494
#   Vifor Pharma AG..................................................   9,692    1,526,289
*   Von Roll Holding AG..............................................  14,867       13,615
    Vontobel Holding AG..............................................  12,679      739,231
    VP Bank AG.......................................................   1,567      244,462
    VZ Holding AG....................................................     676      188,850
    Warteck Invest AG................................................      13       26,881
#   Ypsomed Holding AG...............................................   1,220      181,000
    Zehnder Group AG.................................................   5,117      223,679
    Zug Estates Holding AG, Class B..................................      60      122,296
    Zuger Kantonalbank AG............................................      31      189,158
    Zurich Insurance Group AG........................................  16,812    6,585,261
                                                                              ------------
TOTAL SWITZERLAND....................................................          197,954,539
                                                                              ------------
TAIWAN -- (4.2%)
    Ability Opto-Electronics Technology Co., Ltd.....................  35,700       58,659
    Abnova Corp......................................................  11,000       10,294
    AcBel Polytech, Inc.............................................. 116,540       84,865
    Accton Technology Corp........................................... 173,929    1,034,648
    Acer, Inc........................................................ 937,521      547,037
    ACES Electronic Co., Ltd.........................................  43,000       37,332
*   Acon Holding, Inc................................................  73,000       19,549
    Acter Group Corp., Ltd...........................................  25,300      139,445
    Actron Technology Corp...........................................  40,984      124,150
    A-DATA Technology Co., Ltd.......................................  71,503      118,638

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    Addcn Technology Co., Ltd........................................     3,000 $ 24,519
    Adlink Technology, Inc...........................................    29,933   46,948
    Advanced Ceramic X Corp..........................................    11,000   90,688
    Advanced International Multitech Co., Ltd........................    64,000   85,254
*   Advanced Lithium Electrochemistry Cayman Co., Ltd................    22,355   11,764
*   Advanced Optoelectronic Technology, Inc..........................    31,000   15,798
    Advanced Power Electronics Corp..................................    34,000   32,421
    Advanced Wireless Semiconductor Co...............................    71,000  252,480
    Advancetek Enterprise Co., Ltd...................................    87,532   49,290
    Advantech Co., Ltd...............................................    34,586  341,704
    Aerospace Industrial Development Corp............................   304,000  316,522
*   AGV Products Corp................................................   218,413   49,644
    Airtac International Group.......................................    33,773  458,997
    Alchip Technologies, Ltd.........................................    25,000  152,700
    All Ring Tech Co., Ltd...........................................    28,000   36,961
    Allied Circuit Co., Ltd..........................................     5,000   14,878
    Allis Electric Co., Ltd..........................................    66,950   37,001
    Alltek Technology Corp...........................................    32,642   20,682
    Alltop Technology Co., Ltd.......................................    28,000   69,051
    Amazing Microelectronic Corp.....................................    35,254   99,084
    Ambassador Hotel (The)...........................................   110,000   86,512
    Ampire Co., Ltd..................................................    40,000   28,024
    AMPOC Far-East Co., Ltd..........................................    24,000   22,352
    Anpec Electronics Corp...........................................    40,781   99,527
    AP Memory Technology Corp........................................     8,397   12,692
    Apacer Technology, Inc...........................................    40,501   43,415
    APAQ Technology Co., Ltd.........................................    26,319   30,674
    APCB, Inc........................................................    62,000   53,791
    Apex Biotechnology Corp..........................................    31,226   28,261
#   Apex International Co., Ltd......................................    57,252   81,546
    Apex Medical Corp................................................    20,000   15,566
*   Apex Science & Engineering.......................................    75,920   30,402
#   Arcadyan Technology Corp.........................................    46,674  143,948
    Ardentec Corp....................................................   293,120  272,937
    Argosy Research, Inc.............................................    26,000   49,355
    ASE Technology Holding Co., Ltd., ADR............................    80,709  411,615
    ASE Technology Holding Co., Ltd..................................   279,796  725,911
    Asia Cement Corp.................................................   417,029  588,688
    Asia Electronic Material Co., Ltd................................    17,000    9,867
    Asia Optical Co., Inc............................................    74,000  204,078
*   Asia Pacific Telecom Co., Ltd.................................... 1,075,000  211,467
    Asia Tech Image, Inc.............................................    13,000   22,612
    Asia Vital Components Co., Ltd...................................   128,053  174,980
#   ASMedia Technology, Inc..........................................     7,364  118,101
    ASPEED Technology, Inc...........................................     6,000  156,793
    ASROCK, Inc......................................................     6,000   14,799
    Asustek Computer, Inc............................................   104,502  708,934
    Aten International Co., Ltd......................................    36,000  101,989
    AU Optronics Corp., Sponsored ADR................................    19,522   48,805
#   AU Optronics Corp................................................ 3,746,980  955,331
    Audix Corp.......................................................    47,200   61,206
    AURAS Technology Co., Ltd........................................    22,000  165,653
    Aurora Corp......................................................    18,100   55,908
    Avalue Technology, Inc...........................................    16,000   42,192
    AVY Precision Technology, Inc....................................    52,326   57,625
    Axiomtek Co., Ltd................................................    18,000   34,437
    Bank of Kaohsiung Co., Ltd.......................................   286,133   90,061
    BenQ Materials Corp..............................................    69,000   42,310
    BES Engineering Corp.............................................   690,000  184,294

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Bin Chuan Enterprise Co., Ltd....................................    51,000 $   38,379
    Bionime Corp.....................................................     7,000     13,585
    Bioteque Corp....................................................    39,000    167,036
#   Bizlink Holding, Inc.............................................    60,038    408,160
*   Boardtek Electronics Corp........................................    47,000     42,619
    Bright Led Electronics Corp......................................    47,000     23,180
    Brighton-Best International Taiwan, Inc..........................   141,423    148,588
    C Sun Manufacturing, Ltd.........................................    79,000     67,368
    Capital Futures Corp.............................................    29,900     42,199
    Capital Securities Corp.......................................... 1,047,600    316,337
    Career Technology MFG. Co., Ltd..................................    96,780    120,045
    Casetek Holdings, Ltd............................................    82,753    149,396
    Caswell, Inc.....................................................     7,000     19,993
    Catcher Technology Co., Ltd......................................   191,360  1,621,988
#   Cathay Financial Holding Co., Ltd................................   747,692    989,688
    Cathay Real Estate Development Co., Ltd..........................   327,300    235,407
    Cayman Engley Industrial Co., Ltd................................    15,327     48,531
    Center Laboratories, Inc.........................................    74,818    163,623
    Central Reinsurance Co., Ltd.....................................    67,788     40,896
    Chailease Holding Co., Ltd.......................................   325,686  1,467,547
    Chain Chon Industrial Co., Ltd...................................    27,000      7,965
    ChainQui Construction Development Co., Ltd.......................    20,900     16,605
*   Champion Building Materials Co., Ltd.............................    74,526     15,872
    Chang Hwa Commercial Bank, Ltd...................................   984,348    768,073
    Chang Wah Electromaterials, Inc..................................    21,913    123,319
#   Channel Well Technology Co., Ltd.................................    85,000     70,226
    Charoen Pokphand Enterprise......................................    93,920    202,259
    Chaun-Choung Technology Corp.....................................    10,000     67,266
    CHC Healthcare Group.............................................    50,000     67,958
    CHC Resources Corp...............................................    37,900     63,699
    Chen Full International Co., Ltd.................................    48,000     58,734
    Chenbro Micom Co., Ltd...........................................    33,000     82,733
    Cheng Fwa Industrial Co., Ltd....................................    36,000     14,907
    Cheng Loong Corp.................................................   387,360    230,917
*   Cheng Mei Materials Technology Corp..............................   293,100     75,697
    Cheng Shin Rubber Industry Co., Ltd..............................   568,341    893,218
    Cheng Uei Precision Industry Co., Ltd............................   183,051    274,226
    Chenming Mold Industry Corp......................................    38,000     17,100
    Chian Hsing Forging Industrial Co., Ltd..........................    21,000     38,096
    Chicony Electronics Co., Ltd.....................................   159,400    495,215
    Chicony Power Technology Co., Ltd................................    68,807    134,284
#   Chieftek Precision Co., Ltd......................................    29,700     88,554
    Chilisin Electronics Corp........................................    77,024    217,120
    China Airlines, Ltd.............................................. 2,166,019    645,064
    China Bills Finance Corp.........................................   421,000    206,123
    China Chemical & Pharmaceutical Co., Ltd.........................   122,000     76,667
    China Development Financial Holding Corp......................... 2,412,412    752,344
    China Ecotek Corp................................................    11,000     12,907
    China Electric Manufacturing Corp................................   168,000     59,148
    China General Plastics Corp......................................   201,323    148,390
*   China Life Insurance Co., Ltd....................................   722,708    595,633
    China Metal Products.............................................   104,290    107,776
    China Steel Chemical Corp........................................    41,000    170,145
    China Steel Corp................................................. 1,142,881    880,001
    China Steel Structure Co., Ltd...................................    24,000     19,314
    China Wire & Cable Co., Ltd......................................    34,160     29,839
    Chinese Maritime Transport, Ltd..................................    31,570     32,296
    Ching Feng Home Fashions Co., Ltd................................    54,000     79,937
    Chin-Poon Industrial Co., Ltd....................................   189,126    191,634

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Chipbond Technology Corp.........................................   349,000 $  691,465
    ChipMOS Techinologies, Inc.......................................    63,096     62,437
    ChipMOS Technologies, Inc., ADR..................................     4,591     90,169
    Chlitina Holding, Ltd............................................    19,000    151,277
    Chong Hong Construction Co., Ltd.................................   116,941    314,759
    Chroma ATE, Inc..................................................    65,560    325,971
    Chun YU Works & Co., Ltd.........................................    18,000     11,705
    Chun Yuan Steel Industry Co., Ltd................................   160,570     54,066
    Chung Hsin Electric & Machinery Manufacturing Corp...............   170,000    113,654
#   Chung Hung Steel Corp............................................   621,212    185,093
    Chung Hwa Pulp Corp..............................................   191,629     58,178
    Chunghwa Precision Test Tech Co., Ltd............................     2,000     64,098
    Chunghwa Telecom Co., Ltd., Sponsored ADR........................     3,702    135,419
    Chunghwa Telecom Co., Ltd........................................   112,727    415,113
#   Cleanaway Co., Ltd...............................................    45,000    233,535
*   CMC Magnetics Corp...............................................   599,645    224,092
*   CoAsia Electronics Corp..........................................    65,094     22,969
    Coland Holdings, Ltd.............................................    11,000     11,260
    Compal Electronics, Inc.......................................... 1,343,747    802,173
    Compeq Manufacturing Co., Ltd....................................   702,000    982,056
    Compucase Enterprise.............................................    31,000     26,937
    Concord Securities Co., Ltd......................................   279,727     67,441
    Concraft Holding Co., Ltd........................................    11,515     71,657
    Continental Holdings Corp........................................   215,200    106,003
    Contrel Technology Co., Ltd......................................    77,000     41,051
    Coremax Corp.....................................................    16,772     44,203
    Coretronic Corp..................................................   208,000    268,696
    Co-Tech Development Corp.........................................   101,253    143,662
    Cowealth Medical Holding Co., Ltd................................    16,800     23,978
    Coxon Precise Industrial Co., Ltd................................    40,000     23,426
*   CSBC Corp. Taiwan................................................    83,286     73,834
    CTBC Financial Holding Co., Ltd.................................. 1,901,655  1,322,055
    CTCI Corp........................................................   222,444    299,056
    Cub Elecparts, Inc...............................................    16,450    137,720
    CviLux Corp......................................................    26,600     22,538
    CX Technology Co., Ltd...........................................    16,689     10,920
    CyberPower Systems, Inc..........................................    20,000     67,334
    CyberTAN Technology, Inc.........................................   152,424     89,197
    Cypress Technology Co., Ltd......................................    17,000     44,738
    DA CIN Construction Co., Ltd.....................................    95,000     63,509
    Dadi Early-Childhood Education Group, Ltd........................     9,368     79,703
    Da-Li Development Co., Ltd.......................................    38,431     34,449
*   Danen Technology Corp............................................   121,000      7,035
    Darfon Electronics Corp..........................................   104,000    139,337
    Darwin Precisions Corp...........................................   178,000     96,995
    Daxin Materials Corp.............................................    31,100     85,896
    De Licacy Industrial Co., Ltd....................................    68,662     60,318
    Delpha Construction Co., Ltd.....................................    53,320     28,179
    Delta Electronics, Inc...........................................    82,699    363,089
    Depo Auto Parts Ind Co., Ltd.....................................    58,000    117,766
    Dimerco Express Corp.............................................    27,000     21,796
    D-Link Corp......................................................   313,976    123,030
    Donpon Precision, Inc............................................    17,000     10,643
*   Dynamic Electronics Co., Ltd.....................................   134,183     68,014
    Dynapack International Technology Corp...........................    71,000    140,646
    E Ink Holdings, Inc..............................................   171,000    167,784
    E.Sun Financial Holding Co., Ltd................................. 1,753,607  1,584,489
    Eastern Media International Corp.................................   170,064     57,226
    Eclat Textile Co., Ltd...........................................    36,143    484,628

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    ECOVE Environment Corp...........................................    14,000 $   97,692
*   Edimax Technology Co., Ltd.......................................    52,313     18,017
    Edison Opto Corp.................................................    40,000     17,104
    Edom Technology Co., Ltd.........................................    54,162     35,546
    eGalax_eMPIA Technology, Inc.....................................    23,861     38,842
    Egis Technology, Inc.............................................    39,000    350,574
    Elan Microelectronics Corp.......................................    82,600    254,836
    E-LIFE MALL Corp.................................................    25,000     54,520
    Elite Advanced Laser Corp........................................    93,723    171,249
#   Elite Material Co., Ltd..........................................   160,162    665,268
    Elite Semiconductor Memory Technology, Inc.......................   114,000    119,371
*   Elitegroup Computer Systems Co., Ltd.............................   157,087     69,891
    eMemory Technology, Inc..........................................    19,000    209,686
    Ennoconn Corp....................................................    18,310    136,902
    EnTie Commercial Bank Co., Ltd...................................   206,000    104,733
*   Epileds Technologies, Inc........................................    29,000     13,188
#   Epistar Corp.....................................................   466,743    453,697
    Eson Precision Ind. Co., Ltd.....................................    35,000     43,211
    Eternal Materials Co., Ltd.......................................   311,993    265,226
*   Etron Technology, Inc............................................   112,000     34,849
    Eurocharm Holdings Co., Ltd......................................    17,000     69,245
    Eva Airways Corp................................................. 1,667,132    781,163
*   Everest Textile Co., Ltd.........................................   158,094     52,945
    Evergreen International Storage & Transport Corp.................   262,000    120,687
*   Evergreen Marine Corp. Taiwan, Ltd...............................   768,836    314,820
    Everlight Chemical Industrial Corp...............................   199,155    104,623
    Everlight Electronics Co., Ltd...................................   210,225    192,859
*   Everspring Industry Co., Ltd.....................................    35,000     12,694
    Excelsior Medical Co., Ltd.......................................    46,172     81,114
    EZconn Corp......................................................    12,600     16,104
    Far Eastern Department Stores, Ltd...............................   496,249    425,923
    Far Eastern International Bank................................... 1,177,986    462,140
    Far Eastern New Century Corp.....................................   571,625    555,932
    Far EasTone Telecommunications Co., Ltd..........................   191,000    458,291
    Faraday Technology Corp..........................................    62,637    118,619
    Farglory Land Development Co., Ltd...............................   179,575    228,213
*   Federal Corp.....................................................   203,567     89,778
    Feedback Technology Corp.........................................     6,300     12,193
    Feng Hsin Steel Co., Ltd.........................................   240,000    415,513
    Feng TAY Enterprise Co., Ltd.....................................    52,748    356,333
    First Financial Holding Co., Ltd................................. 1,599,697  1,172,974
    First Hi-Tec Enterprise Co., Ltd.................................    21,000     28,087
    First Insurance Co., Ltd. (The)..................................    58,000     26,939
    First Steamship Co., Ltd.........................................   227,113     85,229
#   FLEXium Interconnect, Inc........................................   158,515    569,561
    Flytech Technology Co., Ltd......................................    61,312    141,844
    FocalTech Systems Co., Ltd.......................................   140,000    109,010
    Forest Water Environment Engineering Co., Ltd....................    11,349     20,171
    Formosa Advanced Technologies Co., Ltd...........................    69,000     76,661
    Formosa Chemicals & Fibre Corp...................................   206,821    601,161
    Formosa International Hotels Corp................................    14,246     75,695
    Formosa Laboratories, Inc........................................    38,403     47,942
    Formosa Petrochemical Corp.......................................   104,000    331,251
    Formosa Plastics Corp............................................   142,000    455,805
    Formosa Sumco Technology Corp....................................     8,000     30,593
    Formosan Union Chemical..........................................   142,426     61,041
    Fortune Electric Co., Ltd........................................    22,000     18,444
    Founding Construction & Development Co., Ltd.....................    62,208     33,092
    Foxsemicon Integrated Technology, Inc............................    39,845    206,974

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
TAIWAN -- (Continued)
    Froch Enterprise Co., Ltd........................................  89,000 $   37,434
    Fubon Financial Holding Co., Ltd................................. 942,019  1,378,207
    Fulgent Sun International Holding Co., Ltd.......................  30,808    121,794
    Fulltech Fiber Glass Corp........................................ 165,604     75,237
    Fwusow Industry Co., Ltd.........................................  70,321     41,623
    Gallant Precision Machining Co., Ltd.............................  65,000     42,825
    Gamania Digital Entertainment Co., Ltd...........................  46,000     87,329
    GCS Holdings, Inc................................................  24,000     54,877
    GEM Services, Inc................................................  24,200     56,647
*   Gemtek Technology Corp........................................... 153,348    119,706
    General Interface Solution Holding, Ltd.......................... 127,000    476,543
    General Plastic Industrial Co., Ltd..............................  19,114     19,468
    Generalplus Technology, Inc......................................  39,000     42,371
    Genesys Logic, Inc...............................................  43,000     50,475
#   Genius Electronic Optical Co., Ltd...............................  46,000    662,543
    Genmont Biotech, Inc.............................................  23,000     18,822
    Getac Technology Corp............................................ 182,000    298,370
    Giant Manufacturing Co., Ltd..................................... 102,760    759,852
*   Giantplus Technology Co., Ltd.................................... 169,000     78,110
    Gigabyte Technology Co., Ltd..................................... 261,000    435,250
*   Gigasolar Materials Corp.........................................   3,600     13,782
*   Gigastorage Corp................................................. 155,450     38,113
    Ginko International Co., Ltd.....................................  18,000    107,444
    Global Brands Manufacture, Ltd................................... 122,000     68,746
#   Global Lighting Technologies, Inc................................  29,000     89,620
    Global Mixed Mode Technology, Inc................................  17,000     70,795
    Global PMX Co., Ltd..............................................  15,000     83,514
    Global Unichip Corp..............................................  32,000    280,563
#   Globalwafers Co., Ltd............................................  33,000    393,732
    Globe Union Industrial Corp...................................... 129,075     70,959
    Gloria Material Technology Corp.................................. 194,636    121,433
*   Gold Circuit Electronics, Ltd.................................... 219,000    110,089
    Goldsun Building Materials Co., Ltd.............................. 560,624    253,427
    Good Will Instrument Co., Ltd....................................  25,000     22,062
    Gourmet Master Co., Ltd..........................................  27,026    122,887
    Grand Ocean Retail Group, Ltd....................................  40,000     38,973
*   Grand Pacific Petrochemical...................................... 393,000    237,328
    Grand Plastic Technology Corp....................................   8,000     49,889
    GrandTech CG Systems, Inc........................................  26,250     35,347
    Grape King Bio, Ltd..............................................  37,000    229,077
    Great China Metal Industry.......................................  57,000     44,413
    Great Taipei Gas Co., Ltd........................................  67,000     68,371
    Great Wall Enterprise Co., Ltd................................... 401,568    496,946
    Greatek Electronics, Inc......................................... 193,000    271,254
    GTM Holdings Corp................................................  59,350     50,597
*   HannsTouch Solution, Inc......................................... 289,941    131,508
    Harvatek Corp....................................................  58,239     24,698
    Hey Song Corp.................................................... 129,500    135,067
    Highwealth Construction Corp..................................... 257,478    395,198
    HIM International Music, Inc.....................................  19,800     85,844
    Hiroca Holdings, Ltd.............................................  21,795     45,604
    Hitron Technology, Inc...........................................  87,559     53,066
    Hiwin Technologies Corp..........................................  71,324    611,862
    Ho Tung Chemical Corp............................................ 418,118     97,274
    Hocheng Corp.....................................................  66,000     17,114
    Holiday Entertainment Co., Ltd...................................  21,000     46,910
    Holtek Semiconductor, Inc........................................  99,000    215,882
    Holy Stone Enterprise Co., Ltd...................................  77,000    254,757
    Hon Hai Precision Industry Co., Ltd.............................. 996,177  2,631,006

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Hon Hai Precision Industry Co., Ltd., GDR........................    25,924 $  134,029
    Hon Hai Precision Industry Co., Ltd., GDR........................    29,237    152,909
    Hong Pu Real Estate Development Co., Ltd.........................   111,695     81,598
    Hong YI Fiber Industry Co........................................    64,000     38,034
*   Horizon Securities Co., Ltd......................................   142,000     29,562
#   Hota Industrial Manufacturing Co., Ltd...........................    64,047    237,043
    Hotai Motor Co., Ltd.............................................    38,000    672,229
    Hotron Precision Electronic Industrial Co., Ltd..................    29,715     43,549
#   Hsin Kuang Steel Co., Ltd........................................    87,000     81,448
    Hsin Yung Chien Co., Ltd.........................................    16,590     45,695
    Hsing TA Cement Co...............................................    47,000     28,313
    Hu Lane Associate, Inc...........................................    33,431     81,903
    Hua Nan Financial Holdings Co., Ltd.............................. 1,099,734    790,296
    Huaku Development Co., Ltd.......................................    87,540    240,306
    Huang Hsiang Construction Corp...................................    72,000     86,241
    Hung Ching Development & Construction Co., Ltd...................    60,000     46,622
*   Hung Sheng Construction, Ltd.....................................   397,200    273,289
*   Hwa Fong Rubber Industrial Co., Ltd..............................    97,304     38,163
    Ibase Technology, Inc............................................    47,353     70,547
    IBF Financial Holdings Co., Ltd.................................. 1,205,152    431,328
    Ichia Technologies, Inc..........................................   139,000     80,481
*   I-Chiun Precision Industry Co., Ltd..............................    61,000     16,586
    Innodisk Corp....................................................    38,822    169,808
#   Innolux Corp..................................................... 3,573,685    792,166
    Inpaq Technology Co., Ltd........................................    27,000     32,320
    Intai Technology Corp............................................    12,000     52,574
*   Integrated Service Technology, Inc...............................    47,656     67,368
    IntelliEPI, Inc..................................................     5,000     10,910
    International CSRC Investment Holdings Co........................   327,287    352,186
    International Games System Co., Ltd..............................    36,000    463,037
    Inventec Corp....................................................   823,945    597,011
    Iron Force Industrial Co., Ltd...................................    18,000     80,427
    I-Sheng Electric Wire & Cable Co., Ltd...........................    40,000     55,095
    ITE Technology, Inc..............................................    48,000     69,818
#   ITEQ Corp........................................................   153,835    779,157
    Jarllytec Co., Ltd...............................................    26,000     60,108
    Jentech Precision Industrial Co., Ltd............................     9,000     50,274
    Jess-Link Products Co., Ltd......................................    45,000     44,160
    Jih Lin Technology Co., Ltd......................................    25,000     49,339
    Jih Sun Financial Holdings Co., Ltd..............................   815,973    256,377
    JMC Electronics Co., Ltd.........................................    10,000     30,144
    Jourdeness Group, Ltd............................................    18,000     60,313
#   K Laser Technology, Inc..........................................    37,000     27,362
    Kaori Heat Treatment Co., Ltd....................................    30,147     39,506
    Kaulin Manufacturing Co., Ltd....................................    34,000     17,102
    KEE TAI Properties Co., Ltd......................................   186,790     75,172
#   Kenda Rubber Industrial Co., Ltd.................................   162,825    173,468
    Kenmec Mechanical Engineering Co., Ltd...........................    68,000     34,528
    Kerry TJ Logistics Co., Ltd......................................    61,000     76,264
*   Key Ware Electronics Co., Ltd....................................    49,793     20,426
    Kindom Development Co., Ltd......................................   118,000    123,117
    King Chou Marine Technology Co., Ltd.............................    39,220     44,248
    King Slide Works Co., Ltd........................................     9,000    107,547
    King Yuan Electronics Co., Ltd...................................   805,545  1,009,091
*   Kingcan Holdings, Ltd............................................    17,712      8,588
    Kingpak Technology, Inc..........................................    16,043     78,061
#   King's Town Bank Co., Ltd........................................   424,000    441,121
*   King's Town Construction Co., Ltd................................    50,000     47,943
    Kinik Co.........................................................    59,000    133,026

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
*   Kinko Optical Co., Ltd...........................................    37,000 $   35,607
    Kinpo Electronics................................................   644,000    237,663
#   Kinsus Interconnect Technology Corp..............................   118,000    186,400
    KMC Kuei Meng International, Inc.................................    26,581     88,544
    KS Terminals, Inc................................................    47,162     79,151
    Kung Long Batteries Industrial Co., Ltd..........................    31,000    147,109
*   Kung Sing Engineering Corp.......................................   121,000     32,449
    Kuo Toong International Co., Ltd.................................    59,917     37,379
    Kuoyang Construction Co., Ltd....................................   169,420     82,585
    Kwong Fong Industries Corp.......................................    48,915     22,166
    Kwong Lung Enterprise Co., Ltd...................................    19,000     27,886
    L&K Engineering Co., Ltd.........................................    74,000     61,476
    La Kaffa International Co., Ltd..................................     5,000     27,038
    Land Mark Optoelectronics Corp...................................    20,000    168,142
    Lanner Electronics, Inc..........................................    48,793    110,018
    Largan Precision Co., Ltd........................................     5,000    733,671
    Laser Tek Taiwan Co., Ltd........................................    20,000     16,895
    Laster Tech Corp., Ltd...........................................    18,493     19,934
    Leader Electronics, Inc..........................................    40,000      9,580
    Lealea Enterprise Co., Ltd.......................................   308,933     95,284
    Ledlink Optics, Inc..............................................    18,900     14,741
    LEE CHI Enterprises Co., Ltd.....................................    96,000     29,133
    Lelon Electronics Corp...........................................    40,750     56,048
#   Lemtech Holdings Co., Ltd........................................    26,396    102,151
*   Leofoo Development Co., Ltd......................................    72,917     21,319
*   LES Enphants Co., Ltd............................................    81,000     19,025
    Lextar Electronics Corp..........................................   147,500     86,281
    Li Cheng Enterprise Co., Ltd.....................................    60,163     95,190
    Li Peng Enterprise Co., Ltd......................................   246,366     56,576
    Lian HWA Food Corp...............................................    50,652     69,260
    Lien Hwa Industrial Holdings Corp................................   222,657    253,717
    Lifestyle Global Enterprise, Inc.................................     6,000     14,609
    Lingsen Precision Industries, Ltd................................   179,000     54,026
    Lion Travel Service Co., Ltd.....................................     4,000     10,183
    Lite-On Semiconductor Corp.......................................   113,448    155,724
    Lite-On Technology Corp..........................................   791,164  1,303,698
    Long Da Construction & Development Corp..........................    41,000     20,856
#   Longchen Paper & Packaging Co., Ltd..............................   244,293    108,490
    Longwell Co......................................................    41,000     98,476
    Lotes Co., Ltd...................................................    33,653    315,829
    Lu Hai Holding Corp..............................................     6,928      8,935
    Lumax International Corp., Ltd...................................    40,034    105,291
    Lung Yen Life Service Corp.......................................    48,000     95,713
*   LuxNet Corp......................................................    26,066     21,864
    Macauto Industrial Co., Ltd......................................    34,000    111,445
    Machvision, Inc..................................................     9,000     89,461
    Macroblock, Inc..................................................     8,000     31,844
    Macronix International........................................... 1,017,974  1,033,391
    Makalot Industrial Co., Ltd......................................   103,561    578,170
    Marketech International Corp.....................................    15,000     31,780
    Materials Analysis Technology, Inc...............................    20,355     49,196
    Mayer Steel Pipe Corp............................................    51,700     24,954
    MediaTek, Inc....................................................    59,048    788,577
    Mega Financial Holding Co., Ltd..................................   698,365    685,429
    Meiloon Industrial Co............................................    29,050     23,277
    Mercuries & Associates Holding, Ltd..............................   201,742    128,555
*   Mercuries Life Insurance Co., Ltd................................   508,756    179,626
    Merida Industry Co., Ltd.........................................    13,000     75,228
#   Merry Electronics Co., Ltd.......................................    83,050    406,425

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
*   Microbio Co., Ltd................................................   141,881 $   62,189
    Micro-Star International Co., Ltd................................   113,394    334,880
    Mildef Crete, Inc................................................    20,000     30,666
*   MIN AIK Technology Co., Ltd......................................    64,000     28,336
    Mirle Automation Corp............................................    87,805    111,912
    MJ International Co., Ltd........................................     8,000     19,456
    Mobiletron Electronics Co., Ltd..................................    32,600     40,529
    momo.com, Inc....................................................    12,000    104,007
*   Motech Industries, Inc...........................................   155,752     48,634
    MPI Corp.........................................................    31,000     62,926
    Nak Sealing Technologies Corp....................................    35,000     80,712
    Namchow Holdings Co., Ltd........................................    84,000    136,673
    Nan Kang Rubber Tire Co., Ltd....................................   118,183    215,381
    Nan Liu Enterprise Co., Ltd......................................    13,000     59,047
    Nan Ya Plastics Corp.............................................   321,187    758,988
    Nan Ya Printed Circuit Board Corp................................   100,000    181,093
    Nang Kuang Pharmaceutical Co., Ltd...............................    16,000     21,505
    Nantex Industry Co., Ltd.........................................   137,392    142,365
    Nanya Technology Corp............................................   313,110    716,178
    National Aerospace Fasteners Corp................................    10,000     32,162
    National Petroleum Co., Ltd......................................    67,000     93,646
    Nexcom International Co., Ltd....................................    20,000     17,888
    Nichidenbo Corp..................................................    90,424    143,575
    Nien Hsing Textile Co., Ltd......................................    62,654     46,280
    Nien Made Enterprise Co., Ltd....................................    43,000    390,059
    Niko Semiconductor Co., Ltd......................................    15,000     25,302
    Nova Technology Corp.............................................     7,000     34,563
#   Novatek Microelectronics Corp....................................   113,000    723,837
    Nuvoton Technology Corp..........................................    64,109     97,733
*   O-Bank Co., Ltd..................................................   304,000     76,732
*   Ocean Plastics Co., Ltd..........................................    62,000     77,705
    On-Bright Electronics, Inc.......................................    17,160    100,878
    OptoTech Corp....................................................   154,005    130,375
    Orient Europharma Co., Ltd.......................................     9,000     16,825
*   Orient Semiconductor Electronics, Ltd............................   120,605     64,890
    Oriental Union Chemical Corp.....................................   275,992    199,333
    O-TA Precision Industry Co., Ltd.................................    27,642     44,044
    Pacific Hospital Supply Co., Ltd.................................    14,000     37,166
    Paiho Shih Holdings Corp.........................................    46,573     65,822
    Pan Jit International, Inc.......................................   143,046    134,688
    Pan-International Industrial Corp................................   197,000    151,765
    Parade Technologies, Ltd.........................................    42,000    811,526
*   Paragon Technologies Co., Ltd....................................    20,423     15,088
    PCL Technologies, Inc............................................    16,610     54,715
    P-Duke Technology Co., Ltd.......................................    24,970     63,518
    Pegatron Corp....................................................   695,261  1,350,039
*   Pharmally International Holding Co., Ltd.........................    14,756    112,269
*   Phihong Technology Co., Ltd......................................   148,272     42,537
    Phison Electronics Corp..........................................    43,000    390,993
    Phoenix Tours International, Inc.................................     7,717      9,453
    Pixart Imaging, Inc..............................................     7,000     26,940
    Planet Technology Corp...........................................    15,000     31,502
    Plotech Co., Ltd.................................................    47,000     33,287
    Polytronics Technology Corp......................................    10,000     22,468
    Posiflex Technology, Inc.........................................    29,698    101,777
    Pou Chen Corp.................................................... 1,373,528  1,836,316
    Power Wind Health Industry, Inc..................................     6,856     48,018
    Powertech Technology, Inc........................................   453,900  1,430,714
    Poya International Co., Ltd......................................    18,436    253,242

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
TAIWAN -- (Continued)
    President Chain Store Corp.......................................    90,768 $905,511
    President Securities Corp........................................   455,361  197,384
    Primax Electronics, Ltd..........................................   210,000  447,772
    Prince Housing & Development Corp................................   569,000  210,305
    Pro Hawk Corp....................................................     3,000   14,049
    Promate Electronic Co., Ltd......................................    59,000   65,767
*   Promise Technology, Inc..........................................    34,874    7,907
#   Prosperity Dielectrics Co., Ltd..................................    46,000   90,170
    Qisda Corp.......................................................   715,875  536,822
    QST International Corp...........................................    27,000   58,228
    Qualipoly Chemical Corp..........................................    43,547   38,908
    Quang Viet Enterprise Co., Ltd...................................    11,000   54,361
    Quanta Computer, Inc.............................................   371,007  711,695
    Quintain Steel Co., Ltd..........................................    64,842   13,697
    Radium Life Tech Co., Ltd........................................   419,250  167,273
    Rafael Microelectronics, Inc.....................................     8,000   48,275
    Realtek Semiconductor Corp.......................................    96,098  712,853
    Rechi Precision Co., Ltd.........................................   183,185  143,330
    Rexon Industrial Corp., Ltd......................................    17,000   46,058
    Rich Development Co., Ltd........................................   264,814   94,755
    RichWave Technology Corp.........................................    16,500  129,212
*   Right WAY Industrial Co., Ltd....................................    15,000    8,645
*   Ritek Corp.......................................................   419,606  111,588
    Rodex Fasteners Corp.............................................    11,000   14,156
*   Roo Hsing Co., Ltd...............................................   295,000  111,255
*   Rotam Global Agrosciences, Ltd...................................    21,319   11,796
    Ruentex Development Co., Ltd.....................................   237,061  361,573
    Ruentex Engineering & Construction Co............................    13,000   25,306
    Ruentex Industries, Ltd..........................................   172,901  415,142
#*  Run Long Construction Co., Ltd...................................    87,000  195,900
    Samebest Co., Ltd................................................    11,550   51,139
    Sampo Corp.......................................................   166,200  108,173
    San Fang Chemical Industry Co., Ltd..............................    60,648   47,923
    San Far Property, Ltd............................................    83,567   64,118
    San Shing Fastech Corp...........................................    49,565   84,215
    Sanitar Co., Ltd.................................................    16,000   18,300
    Sanyang Motor Co., Ltd...........................................   200,900  144,105
    SCI Pharmtech, Inc...............................................    19,450   71,187
    Scientech Corp...................................................    18,000   32,467
#   SDI Corp.........................................................    59,000  120,367
    Senao International Co., Ltd.....................................    39,000   39,189
    Senao Networks, Inc..............................................    13,000   54,302
    Sercomm Corp.....................................................    61,000  160,494
    Sesoda Corp......................................................   100,191   83,357
    Shan-Loong Transportation Co., Ltd...............................    48,000   46,604
    Sharehope Medicine Co., Ltd......................................    22,904   21,847
    Sheng Yu Steel Co., Ltd..........................................    61,000   40,162
    ShenMao Technology, Inc..........................................    44,922   33,517
    Shih Her Technologies, Inc.......................................    21,000   27,900
*   Shih Wei Navigation Co., Ltd.....................................    91,814   25,968
#   Shin Kong Financial Holding Co., Ltd............................. 2,278,607  719,829
    Shin Zu Shing Co., Ltd...........................................    53,549  212,364
*   Shinih Enterprise Co., Ltd.......................................    24,000   13,601
*   Shining Building Business Co., Ltd...............................   229,439   89,590
    Shinkong Insurance Co., Ltd......................................    96,000  120,434
    Shinkong Textile Co., Ltd........................................    59,000   83,323
    Shiny Chemical Industrial Co., Ltd...............................    28,000   83,916
*   Shuttle, Inc.....................................................    33,000   12,759
    Sigurd Microelectronics Corp.....................................   243,000  296,172

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Silergy Corp.....................................................     5,000 $  140,071
    Simplo Technology Co., Ltd.......................................    63,600    585,831
    Sinbon Electronics Co., Ltd......................................   120,616    488,064
    Sincere Navigation Corp..........................................   162,868     88,902
    Single Well Industrial Corp......................................    13,500     11,693
    Sinher Technology, Inc...........................................    33,000     45,562
    Sinmag Equipment Corp............................................    22,196     74,947
    Sino-American Silicon Products, Inc..............................   263,000    790,714
#   Sinon Corp.......................................................   203,000    125,699
    SinoPac Financial Holdings Co., Ltd.............................. 1,909,308    783,588
    Sinphar Pharmaceutical Co., Ltd..................................    34,977     22,274
    Sinyi Realty Co..................................................   128,077    135,114
    Sitronix Technology Corp.........................................    64,000    381,901
    Siward Crystal Technology Co., Ltd...............................    70,000     45,900
#*  Softstar Entertainment, Inc......................................     8,000     27,410
*   Solar Applied Materials Technology Co............................   124,519     93,747
    Solteam, Inc.....................................................    19,190     18,165
    Sonix Technology Co., Ltd........................................    44,000     48,156
    Southeast Cement Co., Ltd........................................    33,000     18,549
    Sporton International, Inc.......................................    24,213    151,083
    St Shine Optical Co., Ltd........................................    18,000    281,196
    Standard Chemical & Pharmaceutical Co., Ltd......................    40,330     43,574
#   Standard Foods Corp..............................................    94,003    189,813
    Stark Technology, Inc............................................    32,800     59,384
    Sunny Friend Environmental Technology Co., Ltd...................    18,000    155,837
    Sunonwealth Electric Machine Industry Co., Ltd...................   107,000    133,217
    Sunrex Technology Corp...........................................    43,581     53,040
    Sunspring Metal Corp.............................................    47,000     44,120
    Supreme Electronics Co., Ltd.....................................   239,305    227,961
    Swancor Holding Co., Ltd.........................................    11,000     31,120
    Sweeten Real Estate Development Co., Ltd.........................    42,685     31,956
    Syncmold Enterprise Corp.........................................    49,750    127,781
    Synmosa Biopharma Corp...........................................    28,822     22,898
    Synnex Technology International Corp.............................   284,810    339,703
    Sysage Technology Co., Ltd.......................................    31,908     34,822
*   Sysgration.......................................................    29,009      6,115
    Systex Corp......................................................    48,000    116,716
    T3EX Global Holdings Corp........................................    39,000     29,916
#   TA Chen Stainless Pipe...........................................   407,587    439,808
    Ta Liang Technology Co., Ltd.....................................    23,000     26,796
    Ta Ya Electric Wire & Cable......................................   260,000     90,922
    Ta Yih Industrial Co., Ltd.......................................    16,000     34,823
    TA-I Technology Co., Ltd.........................................    41,064     54,414
*   Tai Tung Communication Co., Ltd..................................    38,000     19,739
    Taichung Commercial Bank Co., Ltd................................ 1,024,961    395,931
    TaiDoc Technology Corp...........................................    31,323    128,803
    Taiflex Scientific Co., Ltd......................................    83,640    117,571
    Taimide Tech, Inc................................................    46,252     76,129
    Tainan Enterprises Co., Ltd......................................    37,000     29,159
    Tainan Spinning Co., Ltd.........................................   569,171    209,199
*   Tainergy Tech Co., Ltd...........................................    85,000     16,073
    Taishin Financial Holding Co., Ltd............................... 1,813,486    842,201
    TaiSol Electronics Co., Ltd......................................    19,000     56,317
    Taisun Enterprise Co., Ltd.......................................    78,601     54,851
    Taita Chemical Co., Ltd..........................................   109,572     40,739
    Taiwan Business Bank............................................. 1,240,409    522,905
    Taiwan Cement Corp...............................................   978,511  1,299,113
    Taiwan Chinsan Electronic Industrial Co., Ltd....................    36,238     41,152
    Taiwan Cogeneration Corp.........................................   132,993    127,952

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
TAIWAN -- (Continued)
    Taiwan Cooperative Financial Holding Co., Ltd.................... 1,623,381 $ 1,116,879
    Taiwan FamilyMart Co., Ltd.......................................     6,000      43,169
    Taiwan Fertilizer Co., Ltd.......................................   163,000     259,445
    Taiwan Fire & Marine Insurance Co., Ltd..........................    67,040      45,231
    Taiwan FU Hsing Industrial Co., Ltd..............................    64,000      91,704
    Taiwan Glass Industry Corp.......................................   349,672     133,241
    Taiwan High Speed Rail Corp......................................   171,000     202,359
    Taiwan Hon Chuan Enterprise Co., Ltd.............................   160,421     289,167
    Taiwan Hopax Chemicals Manufacturing Co., Ltd....................    85,000      53,954
*   Taiwan Land Development Corp.....................................   371,640     105,465
    Taiwan Line Tek Electronic.......................................    11,337      10,895
    Taiwan Mobile Co., Ltd...........................................    97,800     364,655
    Taiwan Navigation Co., Ltd.......................................    73,000      44,161
#   Taiwan Paiho, Ltd................................................   131,892     344,600
    Taiwan PCB Techvest Co., Ltd.....................................   140,800     168,960
*   Taiwan Prosperity Chemical Corp..................................    79,000      37,227
    Taiwan Pulp & Paper Corp.........................................    78,280      51,519
    Taiwan Sakura Corp...............................................    57,512      91,103
    Taiwan Sanyo Electric Co., Ltd...................................    12,750      12,778
    Taiwan Secom Co., Ltd............................................    44,330     126,908
    Taiwan Semiconductor Co., Ltd....................................   108,000     180,416
    Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR......   318,398  16,438,889
    Taiwan Semiconductor Manufacturing Co., Ltd......................   507,465   4,973,054
    Taiwan Shin Kong Security Co., Ltd...............................    43,630      53,825
    Taiwan Steel Union Co., Ltd......................................    10,000      28,247
    Taiwan Styrene Monomer...........................................   280,833     199,186
    Taiwan Surface Mounting Technology Corp..........................   125,867     411,485
    Taiwan TEA Corp..................................................   352,704     196,780
    Taiwan Union Technology Corp.....................................   101,000     442,638
    Taiyen Biotech Co., Ltd..........................................    48,000      50,618
#*  Tatung Co., Ltd..................................................   741,000     445,356
#   TCI Co., Ltd.....................................................    30,218     333,698
    Te Chang Construction Co., Ltd...................................    23,562      23,074
    Teco Electric and Machinery Co., Ltd.............................   545,000     483,255
    Tehmag Foods Corp................................................    10,500      76,885
    Tera Autotech Corp...............................................    16,000      13,907
    Test Research, Inc...............................................    99,532     166,551
    Test-Rite International Co., Ltd.................................   119,389      85,144
*   Tex-Ray Industrial Co., Ltd......................................    59,000      16,411
    Thinking Electronic Industrial Co., Ltd..........................    44,000     118,416
    Thye Ming Industrial Co., Ltd....................................    65,850      69,067
    Ton Yi Industrial Corp...........................................   388,200     155,044
    Tong Hsing Electronic Industries, Ltd............................    49,000     217,056
    Tong Yang Industry Co., Ltd......................................   219,041     341,979
    Tong-Tai Machine & Tool Co., Ltd.................................    76,160      43,114
    TOPBI International Holdings, Ltd................................    32,713     109,074
    Topco Scientific Co., Ltd........................................    53,945     171,546
    Topco Technologies Corp..........................................    10,000      22,630
    Topkey Corp......................................................    32,000     139,872
    Topoint Technology Co., Ltd......................................    67,044      49,456
    Toung Loong Textile Manufacturing................................    40,000      62,453
*   TPK Holding Co., Ltd.............................................   223,000     485,169
    Transcend Information, Inc.......................................    64,483     140,014
    Tripod Technology Corp...........................................   193,970     749,660
    Tsang Yow Industrial Co., Ltd....................................    31,000      20,195
    Tsann Kuen Enterprise Co., Ltd...................................    29,913      16,998
    TSC Auto ID Technology Co., Ltd..................................    14,630     119,473
*   TSEC Corp........................................................   105,441      28,820
    TSRC Corp........................................................   240,717     191,858

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
TAIWAN -- (Continued)
    Ttet Union Corp..................................................    15,000 $   61,218
    TTFB Co., Ltd....................................................     6,000     52,559
    TTY Biopharm Co., Ltd............................................    63,267    166,563
    Tung Ho Steel Enterprise Corp....................................   402,254    285,193
*   Tung Thih Electronic Co., Ltd....................................    25,492     60,842
    TURVO International Co., Ltd.....................................    29,135     67,724
    TWi Pharmaceuticals, Inc.........................................    16,000     37,266
    TXC Corp.........................................................   118,411    145,092
    TYC Brother Industrial Co., Ltd..................................   111,000    109,394
*   Tycoons Group Enterprise.........................................   152,401     28,937
    Tyntek Corp......................................................   103,167     49,953
    UDE Corp.........................................................    36,000     30,801
    Ultra Chip, Inc..................................................    38,000     39,161
    U-Ming Marine Transport Corp.....................................   191,000    211,688
    Unimicron Technology Corp........................................   666,356  1,023,913
#*  Union Bank Of Taiwan.............................................   600,918    210,401
    Uni-President Enterprises Corp...................................   395,948    978,142
#   Unitech Printed Circuit Board Corp...............................   364,321    396,201
    United Integrated Services Co., Ltd..............................    82,000    426,442
#   United Microelectronics Corp..................................... 4,748,453  2,186,759
    United Orthopedic Corp...........................................    24,924     37,402
    United Radiant Technology........................................    28,000     16,358
*   United Renewable Energy Co., Ltd.................................   859,613    232,535
*   Unity Opto Technology Co., Ltd...................................   115,929     25,745
    Universal Cement Corp............................................   186,340    115,073
*   Universal Microelectronics Co., Ltd..............................    22,000     12,087
    Universal Microwave Technology, Inc..............................    23,229     72,408
*   Unizyx Holding Corp..............................................   133,000     89,105
    UPC Technology Corp..............................................   364,181    123,021
    Userjoy Technology Co., Ltd......................................    10,452     26,623
    USI Corp.........................................................   465,861    204,821
*   Usun Technology Co., Ltd.........................................    15,400     12,684
    Utechzone Co., Ltd...............................................    22,000     43,729
    Vanguard International Semiconductor Corp........................   261,000    557,648
    VHQ Media Holdings, Ltd..........................................    10,000     38,294
    Visual Photonics Epitaxy Co., Ltd................................    89,475    349,828
    Vivotek, Inc.....................................................    22,242     72,406
    Voltronic Power Technology Corp..................................    13,755    304,479
    Wafer Works Corp.................................................   120,593    138,471
    Waffer Technology Corp...........................................    16,000      7,114
    Wah Hong Industrial Corp.........................................    24,423     19,623
    Wah Lee Industrial Corp..........................................    79,000    140,071
    Walsin Lihwa Corp................................................ 1,212,000    592,715
#   Walsin Technology Corp...........................................   118,000    706,449
    Walton Advanced Engineering, Inc.................................   166,385     50,430
    Wan Hai Lines, Ltd...............................................   297,557    177,003
    Wei Chuan Foods Corp.............................................   113,000     97,766
*   Wei Mon Industry Co., Ltd........................................    51,912          0
    Weikeng Industrial Co., Ltd......................................   127,076     75,105
    Well Shin Technology Co., Ltd....................................    44,000     72,006
    Weltrend Semiconductor...........................................    17,000     14,551
    Win Semiconductors Corp..........................................    67,868    706,425
    Winbond Electronics Corp......................................... 2,075,117  1,168,117
    Winstek Semiconductor Co., Ltd...................................    31,000     27,303
    Wintek Corp......................................................   312,087      3,518
    Wisdom Marine Lines Co., Ltd.....................................   170,052    170,802
    Wisechip Semiconductor, Inc......................................     7,000      7,762
    Wistron Corp..................................................... 1,094,506  1,003,443
    Wistron NeWeb Corp...............................................   114,113    284,396

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
TAIWAN -- (Continued)
    Wonderful Hi-Tech Co., Ltd.......................................    38,000 $     21,350
    Wowprime Corp....................................................    45,000      112,760
    WPG Holdings, Ltd................................................   385,756      489,036
    WT Microelectronics Co., Ltd.....................................   220,836      252,273
    XAC Automation Corp..............................................    13,000       12,406
    XPEC Entertainment, Inc..........................................     5,612          457
    Xxentria Technology Materials Corp...............................    48,306      108,494
    Yageo Corp.......................................................   129,261    1,326,398
*   Yang Ming Marine Transport Corp..................................   563,428      140,188
    YC INOX Co., Ltd.................................................   112,200       96,332
    Yea Shin International Development Co., Ltd......................    84,533       46,999
    Yem Chio Co., Ltd................................................   185,019       71,153
*   Yeong Guan Energy Technology Group Co., Ltd......................    47,432      101,305
    YFC-Boneagle Electric Co., Ltd...................................    45,000       40,081
#   YFY, Inc.........................................................   615,000      241,573
    Yi Jinn Industrial Co., Ltd......................................   114,700       53,694
    Yieh Phui Enterprise Co., Ltd....................................   479,787      143,721
    Yonyu Plastics Co., Ltd..........................................    36,400       41,090
    Youngtek Electronics Corp........................................    51,120       68,628
    Yuanta Financial Holding Co., Ltd................................ 2,189,991    1,368,678
    Yuanta Futures Co., Ltd..........................................    29,000       53,712
    Yuen Chang Stainless Steel Co., Ltd..............................    49,000       32,578
    Yulon Finance Corp...............................................    72,600      269,327
    Yulon Motor Co., Ltd.............................................   468,223      301,120
    Yung Chi Paint & Varnish Manufacturing Co., Ltd..................    32,000       75,187
    Yungshin Construction & Development Co., Ltd.....................    24,000       26,162
    YungShin Global Holding Corp.....................................    69,950       99,760
    Zeng Hsing Industrial Co., Ltd...................................    31,423      137,059
    Zenitron Corp....................................................    87,000       60,430
    Zero One Technology Co., Ltd.....................................    33,000       33,818
    Zhen Ding Technology Holding, Ltd................................   320,650    1,516,160
    Zig Sheng Industrial Co., Ltd....................................   200,543       53,262
    Zinwell Corp.....................................................   136,000       99,992
    Zippy Technology Corp............................................    50,000       58,843
    ZongTai Real Estate Development Co., Ltd.........................    83,477       73,608
                                                                                ------------
TOTAL TAIWAN.........................................................            166,624,686
                                                                                ------------
THAILAND -- (0.7%)
    Advanced Info Service PCL........................................    75,600      573,353
    Advanced Information Technology PCL, Class F.....................    48,300       30,712
    AEON Thana Sinsap Thailand PCL...................................    45,300      306,051
    After You PCL....................................................   121,100       46,122
    Airports of Thailand PCL.........................................   211,000      548,551
    AJ Plast PCL.....................................................    42,900       11,650
    Allianz Ayudhya Capital PCL......................................     3,900        5,037
    Amata Corp. PCL..................................................    55,400       45,502
    Ananda Development PCL...........................................   738,700       70,947
    AP Thailand PCL..................................................   588,204      128,569
    Asia Aviation PCL................................................   627,800       53,226
    Asia Plus Group Holdings PCL.....................................   518,200       30,720
    Asia Sermkij Leasing PCL.........................................    53,000       45,637
    Asian Insulators PCL.............................................   416,640       15,454
    B Grimm Power PCL................................................   100,300      159,444
    Bangchak Corp. PCL...............................................   270,600      221,355
    Bangkok Aviation Fuel Services PCL...............................   105,350      111,648
    Bangkok Bank PCL.................................................    26,400      152,568
    Bangkok Bank PCL.................................................     3,900       22,474
    Bangkok Chain Hospital PCL.......................................   361,975      201,397
    Bangkok Dusit Medical Services PCL, Class F......................   443,400      352,429

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    Bangkok Expressway & Metro PCL................................... 1,166,202 $417,122
    Bangkok Land PCL................................................. 4,719,000  214,109
    Bangkok Life Assurance PCL.......................................    78,400   48,294
    Bangkok Ranch PCL................................................   202,500   16,364
    Banpu PCL........................................................   674,600  259,161
    Banpu PCL........................................................   204,750   78,659
    Banpu Power PCL..................................................    98,500   56,761
    BCPG PCL.........................................................   168,500  100,447
    Beauty Community PCL.............................................   624,000   44,225
*   BEC World PCL....................................................   729,900  160,750
    Berli Jucker PCL.................................................   200,900  324,354
    Better World Green PCL...........................................   408,300    6,896
    Big Camera Corp. PCL.............................................   977,700   17,161
    BJC Heavy Industries PCL, Class F................................   114,800    7,984
    BTS Group Holdings PCL...........................................   174,100   77,262
    Bumrungrad Hospital PCL..........................................    91,500  365,152
    Buriram Sugar PCL................................................   123,700   16,796
    Cal-Comp Electronics Thailand PCL, Class F.......................   604,518   32,233
    Carabao Group PCL, Class F.......................................    35,800   99,889
    Central Pattana PCL..............................................   173,600  367,955
    Central Plaza Hotel PCL..........................................   200,200  182,332
    CH Karnchang PCL.................................................    77,700   52,495
    Charoen Pokphand Foods PCL.......................................   937,600  784,050
    Chularat Hospital PCL, Class F................................... 1,240,700  105,189
    COL PCL..........................................................    14,000    8,670
    Com7 PCL, Class F................................................   177,600  169,101
*   Country Group Development PCL....................................   645,200   19,231
    CP ALL PCL.......................................................   334,500  866,853
    Delta Electronics Thailand PCL...................................    12,700   18,506
    Dhipaya Insurance PCL............................................   144,400  111,426
    Diamond Building Products PCL....................................     8,300    1,636
    Dynasty Ceramic PCL.............................................. 1,335,900   85,830
    Eastern Polymer Group PCL, Class F...............................   155,800   38,440
    Eastern Printing PCL.............................................   214,032   26,936
    Eastern Water Resources Development and Management PCL, Class F..   104,600   41,570
    Electricity Generating PCL.......................................    22,300  256,271
    Energy Absolute PCL..............................................   156,500  212,502
    Erawan Group PCL (The)...........................................   739,500  134,699
    Esso Thailand PCL................................................   390,600   95,079
    Forth Corp. PCL..................................................   142,300   25,684
    Forth Smart Service PCL..........................................   124,000   26,077
    GFPT PCL.........................................................   173,500   79,295
    Global Green Chemicals PCL, Class F..............................    90,900   33,416
    Global Power Synergy PCL, Class F................................    99,928  272,200
    Gunkul Engineering PCL...........................................   437,640   42,322
    Hana Microelectronics PCL........................................   147,000  124,143
    Home Product Center PCL..........................................   640,958  365,109
    Ichitan Group PCL................................................    66,800   14,933
    Indorama Ventures PCL............................................   389,900  361,557
    Interhides PCL...................................................   206,100   24,572
    Interlink Communication PCL......................................    43,050    6,245
    Intouch Holdings PCL.............................................    14,000   30,601
    Intouch Holdings PCL, Class F....................................    21,100   46,120
    IRPC PCL......................................................... 3,608,100  406,277
    Italian-Thai Development PCL.....................................   894,554   49,179
    Jasmine International PCL........................................ 1,777,700  367,962
    JWD Infologistics PCL............................................   211,000   64,988
    Kang Yong Electric PCL...........................................       100      950
    Karmarts PCL.....................................................   136,400   19,334

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
THAILAND -- (Continued)
    Kasikornbank PCL.................................................    27,200 $  125,663
    Kasikornbank PCL.................................................    78,700    362,288
    KCE Electronics PCL..............................................   264,600    128,817
    KGI Securities Thailand PCL......................................   616,400     89,413
    Khon Kaen Sugar Industry PCL.....................................   815,184     52,645
    Kiatnakin Bank PCL...............................................    73,600    159,656
    Krung Thai Bank PCL..............................................   558,775    307,192
    Krungthai Card PCL...............................................   384,000    527,769
    Lam Soon Thailand PCL............................................    77,800     11,389
    Land & Houses PCL................................................   260,000     83,524
    Lanna Resources PCL..............................................   105,750     29,594
    LH Financial Group PCL........................................... 2,170,700     90,581
*   Loxley PCL.......................................................   518,575     26,620
    LPN Development PCL..............................................   464,200     72,255
    Major Cineplex Group PCL.........................................   234,800    191,293
    Maybank Kim Eng Securities Thailand PCL..........................    23,100      6,044
    MBK PCL..........................................................   287,200    215,911
    MC Group PCL.....................................................   189,300     41,377
*   MCOT PCL.........................................................    60,600     21,675
    MCS Steel PCL....................................................   132,000     39,344
    Mega Lifesciences PCL............................................   152,400    145,107
    Minor International PCL..........................................    92,956    110,827
    MK Restaurants Group PCL.........................................    71,000    182,820
*   Mono Technology PCL, Class F.....................................   699,300     32,886
    Muangthai Capital PCL............................................   118,200    242,702
    Namyong Terminal PCL.............................................    52,000      6,854
    Netbay PCL.......................................................    32,500     33,636
    Origin Property PCL, Class F.....................................   411,500     94,034
    PCS Machine Group Holding PCL....................................    41,000      8,215
    Plan B Media Pcl, Class F........................................   230,500     66,795
    Platinum Group PCL (The), Class F................................    28,600      4,281
    Polyplex Thailand PCL............................................   146,200     66,334
*   Precious Shipping PCL............................................   294,900     82,527
    Premier Marketing PCL............................................   112,400     32,944
    Prima Marine PCL.................................................   176,800     49,770
*   Principal Capital PCL............................................   136,700     18,743
    Property Perfect PCL............................................. 2,320,700     60,717
    Pruksa Holding PCL...............................................   307,700    161,009
    PTG Energy PCL...................................................   449,700    268,077
    PTT Exploration & Production PCL.................................   233,985    933,770
    PTT Global Chemical PCL..........................................   347,545    587,011
    PTT PCL..........................................................   189,000    283,234
    PTT PCL.......................................................... 1,631,640  2,445,163
    Pylon PCL........................................................    76,800     12,717
    Quality Houses PCL............................................... 2,809,309    241,901
    Raimon Land PCL..................................................   859,600     30,176
    Rajthanee Hospital PCL...........................................    74,800     63,169
    Ratch Group PCL..................................................    12,000     29,210
    Ratch Group PCL..................................................    90,899    221,264
    Ratchthani Leasing PCL...........................................   768,500    161,615
*   Regional Container Lines PCL.....................................   173,100     21,784
    Robinson PCL.....................................................    59,300    128,145
    Rojana Industrial Park PCL.......................................   383,190     76,778
    RS PCL...........................................................   136,700     70,625
    S 11 Group PCL...................................................    82,600     21,474
    Sabina PCL.......................................................    75,100     65,288
*   Sahakol Equipment PCL............................................   128,400      8,675
    Samart Corp. PCL.................................................   115,700     28,547
    Samart Telcoms PCL...............................................   153,700     44,031

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
THAILAND -- (Continued)
    Sansiri PCL...................................................... 3,190,833 $120,469
    Sappe PCL........................................................    97,100   75,892
    SC Asset Corp. PCL...............................................   641,562   48,869
    Scan Inter PCL, Class F..........................................    91,000    6,570
    SEAFCO PCL.......................................................   154,000   32,641
    Sena Development PCL.............................................    94,900    9,869
    Sermsang Power Corp. Co., Ltd....................................    46,900   11,649
    Siam Cement PCL (The)............................................    10,900  133,565
    Siam Cement PCL (The)............................................    11,400  138,559
    Siam City Cement PCL.............................................    15,435  110,414
    Siam Commercial Bank PCL (The)...................................   141,600  527,571
    Siam Future Development PCL......................................   480,912   88,394
    Siam Global House PCL............................................   206,279  103,840
    Siam Wellness Group PCL, Class F.................................   169,400   77,982
    Siamgas & Petrochemicals PCL.....................................   488,800  140,837
    Singha Estate PCL................................................   522,564   55,034
    SNC Former PCL...................................................     8,800    3,818
    Somboon Advance Technology PCL...................................   125,850   65,853
    SPCG PCL.........................................................   257,400  178,164
    Sri Trang Agro-Industry PCL......................................   126,360   43,522
    Sri Trang Agro-Industry PCL......................................   210,920   72,647
*   Sriracha Construction PCL........................................    26,800    6,257
    Srisawad Corp. PCL...............................................   211,310  451,383
    Srithai Superware PCL............................................   372,000    9,363
    Star Petroleum Refining PCL......................................   970,500  286,056
    Supalai PCL......................................................   426,175  228,648
*   Super Energy Corp. PCL........................................... 5,854,300  116,330
    SVI PCL..........................................................   234,000   35,183
*   Synergetic Auto Performance Co., Ltd., Class F...................   226,200   16,631
    Synnex Thailand PCL..............................................    87,780   21,077
    Syntec Construction PCL..........................................   228,200   12,772
    TAC Consumer PCL, Class F........................................    68,700   11,490
    Taokaenoi Food & Marketing PCL, Class F..........................   221,700   77,828
*   Tata Steel Thailand PCL.......................................... 1,030,600   17,066
    TCM Corp. PCL....................................................   133,600    9,115
*   Thai Airways International PCL...................................   358,500   87,859
*   Thai Airways International PCL...................................    60,600   14,851
    Thai Oil PCL.....................................................   426,800  968,233
    Thai Reinsurance PCL.............................................   426,400    8,191
    Thai Solar Energy PCL, Class F...................................   169,596   14,042
    Thai Stanley Electric PCL, Class F...............................     9,600   50,075
    Thai Union Group PCL, Class F....................................   307,940  148,896
    Thai Vegetable Oil PCL...........................................   190,400  162,371
    Thai Wah PCL.....................................................   109,900   15,505
*   Thaicom PCL......................................................    80,600   11,798
*   Thaicom PCL......................................................   109,200   15,985
    Thaifoods Group PCL..............................................   383,800   49,063
    Thaire Life Assurance PCL........................................   112,800   13,150
    Thanachart Capital PCL...........................................    54,500   95,662
    Thitikorn PCL....................................................    40,900   12,597
    Thoresen Thai Agencies PCL.......................................   334,851   49,016
    Tipco Asphalt PCL................................................   162,000  114,277
    TIPCO Foods PCL..................................................    85,900   21,621
    Tisco Financial Group PCL........................................   111,900  361,326
    TMB Bank PCL..................................................... 3,753,600  179,009
    TMT Steel PCL....................................................   187,600   25,349
    Total Access Communication PCL...................................   235,300  483,146
    Total Access Communication PCL...................................    46,900   96,301
    TPI Polene PCL................................................... 2,028,000   89,327

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
THAILAND -- (Continued)
    TPI Polene Power PCL.............................................   254,500 $    37,928
    True Corp. PCL................................................... 2,587,642     428,488
    True Corp. PCL...................................................   999,565     165,518
    TTCL PCL.........................................................    45,600      10,420
    TTCL PCL.........................................................    19,363       4,425
    TTW PCL..........................................................   346,900     156,246
*   U City PCL, Class F..............................................   898,300      56,822
    Union Auction PCL................................................    87,400      23,735
    Unique Engineering & Construction PCL............................   219,345      63,926
    United Paper PCL.................................................   133,000      43,166
    Univanich Palm Oil PCL...........................................    44,900       7,807
    Univentures PCL..................................................   288,800      51,648
    Vanachai Group PCL...............................................   244,900      36,822
    VGI PCL..........................................................    89,600      28,932
    Vibhavadi Medical Center PCL..................................... 1,436,000      88,457
    Vinythai PCL.....................................................    79,400      61,532
    WHA Utilities and Power PCL......................................   315,800      67,459
    Workpoint Entertainment PCL......................................    44,200      28,252
                                                                                -----------
TOTAL THAILAND.......................................................            28,936,696
                                                                                -----------
TURKEY -- (0.2%)
*   Akbank Turk A.S..................................................   251,079     303,344
    Akcansa Cimento A.S..............................................    26,438      31,349
    Aksa Akrilik Kimya Sanayii A.S...................................    43,895      78,792
*   Aksa Enerji Uretim A.S...........................................    47,841      22,082
    Aksigorta A.S....................................................    80,848      69,782
    Alarko Holding A.S...............................................    49,299      39,129
*   Albaraka Turk Katilim Bankasi A.S................................   229,211      48,848
    Alkim Alkali Kimya A.S...........................................     8,700      45,769
#   Anadolu Anonim Turk Sigorta Sirketi..............................    54,184      39,625
    Anadolu Cam Sanayii A.S..........................................   212,261     124,373
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.......................    40,924     137,682
    Anadolu Hayat Emeklilik A.S......................................    18,435      17,858
*   Arcelik A.S......................................................    46,518     144,115
    Aygaz A.S........................................................    12,361      23,549
#*  Bera Holding A.S.................................................   154,605      75,630
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S................    44,015      13,318
#   BIM Birlesik Magazalar A.S.......................................    61,060     505,304
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S....................    20,919      32,437
*   Bursa Cimento Fabrikasi A.S......................................    21,402      16,826
#   Cemtas Celik Makina Sanayi Ve Ticaret A.S........................    30,838      31,973
*   Cimsa Cimento Sanayi VE Ticaret A.S..............................    25,331      35,210
    Coca-Cola Icecek A.S.............................................    36,806     201,085
#*  Dogus Otomotiv Servis ve Ticaret A.S.............................    28,345      41,302
    EGE Endustri VE Ticaret A.S......................................       615      51,212
    ENERJISA ENERJI AS...............................................    62,099      67,196
    Enka Insaat ve Sanayi A.S........................................    92,122      93,008
#   Erbosan Erciyas Boru Sanayii ve Ticaret A.S......................     8,272      32,039
    Eregli Demir ve Celik Fabrikalari TAS............................   317,734     363,222
#*  Fenerbahce Futbol A.S............................................    11,698      32,511
    Ford Otomotiv Sanayi A.S.........................................     9,472     106,816
#*  Global Yatirim Holding A.S.......................................    55,198      38,205
#   Goodyear Lastikleri TAS..........................................    57,623      27,997
*   GSD Holding AS...................................................    90,000      14,783
*   Gubre Fabrikalari TAS............................................    15,038      14,718
#*  Hektas Ticaret TAS...............................................    18,329      20,218
*   Ihlas Holding A.S................................................   420,638      42,673
    Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class A.....    91,735      34,318
#   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S., Class D.....   341,794     128,957

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
TURKEY -- (Continued)
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S...........................  93,429 $    18,955
    KOC Holding A.S..................................................  51,091     167,465
*   Konya Cimento Sanayii A.S........................................      12         431
    Kordsa Teknik Tekstil A.S........................................  34,473      70,612
*   Koza Altin Isletmeleri A.S.......................................   8,332     102,414
*   Logo Yazilim Sanayi Ve Ticaret A.S...............................  12,045      81,873
*   Migros Ticaret A.S...............................................  21,932      78,723
#*  Netas Telekomunikasyon A.S.......................................  19,492      31,487
    Nuh Cimento Sanayi A.S...........................................  18,387      31,219
*   Pegasus Hava Tasimaciligi A.S....................................  26,634     307,563
*   Petkim Petrokimya Holding A.S.................................... 213,567     128,468
    Polisan Holding A.S..............................................  17,402       7,755
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S............... 111,485      71,938
    Sasa Polyester Sanayi A.S........................................  11,571      14,079
*   Sekerbank Turk AS................................................ 197,155      34,798
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.........................  72,493      73,907
    Soda Sanayii A.S.................................................  99,082      94,937
*   Tat Gida Sanayi A.S..............................................  26,900      22,067
    TAV Havalimanlari Holding A.S....................................  65,370     298,012
    Tekfen Holding A.S............................................... 108,194     320,336
    Tofas Turk Otomobil Fabrikasi A.S................................  31,476     123,080
    Trakya Cam Sanayii A.S........................................... 209,372     107,523
    Tupras Turkiye Petrol Rafinerileri A.S...........................  13,008     283,136
#*  Turk Hava Yollari AO............................................. 226,248     460,434
*   Turk Telekomunikasyon A.S........................................  66,604      67,648
*   Turk Traktor ve Ziraat Makineleri A.S............................   4,531      34,825
    Turkcell Iletisim Hizmetleri A.S................................. 196,131     431,255
#   Turkcell Iletisim Hizmetleri A.S., ADR...........................   9,157      50,089
*   Turkiye Garanti Bankasi A.S...................................... 136,402     219,248
*   Turkiye Halk Bankasi A.S......................................... 144,619     132,452
*   Turkiye Is Bankasi A.S., Class C................................. 243,241     246,479
*   Turkiye Sinai Kalkinma Bankasi A.S............................... 707,163     111,258
    Turkiye Sise ve Cam Fabrikalari A.S..............................  12,313       9,347
*   Turkiye Vakiflar Bankasi TAO, Class D............................ 271,165     205,645
*   Ulker Biskuvi Sanayi A.S......................................... 139,080     447,429
*   Vestel Elektronik Sanayi ve Ticaret A.S..........................  37,710      67,162
*   Yapi ve Kredi Bankasi A.S........................................ 286,653     114,201
*   Yatas Yatak ve Yorgan Sanayi ve Ticaret A.S......................  87,870      94,493
*   Zorlu Enerji Elektrik Uretim A.S................................. 158,755      33,031
                                                                              -----------
TOTAL TURKEY.........................................................           8,343,029
                                                                              -----------
UNITED KINGDOM -- (11.0%)
    4imprint Group P.L.C.............................................   3,812     146,691
    888 Holdings P.L.C............................................... 120,773     280,982
    A.G. Barr P.L.C..................................................  73,131     525,832
    AA P.L.C......................................................... 206,663     117,844
    Admiral Group P.L.C..............................................  33,621     879,921
*   Afren P.L.C...................................................... 357,576           0
    Aggreko P.L.C.................................................... 167,992   1,722,263
    Air Partner P.L.C................................................  15,229      18,209
    Anglo American P.L.C............................................. 444,183  11,431,979
    Anglo-Eastern Plantations P.L.C..................................     542       3,232
    Antofagasta P.L.C................................................  84,007     946,146
    Arrow Global Group P.L.C.........................................  88,475     272,311
    Ashmore Group P.L.C.............................................. 156,032     941,133
    Ashtead Group P.L.C.............................................. 118,226   3,599,487
*   ASOS P.L.C.......................................................   7,912     363,707
    Associated British Foods P.L.C...................................  64,868   1,872,400
#   AstraZeneca P.L.C., Sponsored ADR................................ 213,118  10,449,176

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
UNITED KINGDOM -- (Continued)
    AstraZeneca P.L.C................................................     1,641 $   160,026
    Auto Trader Group P.L.C..........................................   368,944   2,688,233
    AVEVA Group P.L.C................................................     1,372      74,341
    Aviva P.L.C......................................................   745,696   4,019,334
    Avon Rubber P.L.C................................................     7,610     174,979
    B&M European Value Retail SA.....................................   580,889   2,786,749
    Babcock International Group P.L.C................................   172,093   1,236,006
    BAE Systems P.L.C................................................   298,043   2,226,295
    Balfour Beatty P.L.C.............................................   247,888     722,351
    Bank of Georgia Group P.L.C......................................    22,423     378,459
    Barclays P.L.C., Sponsored ADR...................................   222,039   1,916,197
    Barclays P.L.C...................................................   709,856   1,539,729
    Barratt Developments P.L.C.......................................   330,042   2,699,019
    BBA Aviation P.L.C...............................................   494,256   1,944,471
    Beazley P.L.C....................................................   122,034     927,498
    Begbies Traynor Group P.L.C......................................    12,000      13,759
    Bellway P.L.C....................................................    87,934   3,599,088
    Berkeley Group Holdings P.L.C....................................    62,800   3,579,563
    BHP Group P.L.C., ADR............................................    75,383   3,197,747
    BHP Group P.L.C..................................................   133,997   2,842,149
    Bloomsbury Publishing P.L.C......................................    21,145      68,380
    Bodycote P.L.C...................................................   123,910   1,148,884
*   Boohoo Group P.L.C...............................................   235,609     805,401
    Bovis Homes Group P.L.C..........................................    61,882     937,648
    BP P.L.C., Sponsored ADR.........................................   530,397  20,107,353
    BP P.L.C.........................................................     1,325       8,402
    Braemar Shipping Services P.L.C..................................     3,998      10,340
    Brewin Dolphin Holdings P.L.C....................................   236,584   1,019,884
    British American Tobacco P.L.C., Sponsored ADR...................    33,528   1,172,139
    British American Tobacco P.L.C...................................   149,195   5,218,224
    Britvic P.L.C....................................................   108,262   1,383,567
    BT Group P.L.C...................................................   857,607   2,275,966
    Bunzl P.L.C......................................................    37,449     974,226
    Burberry Group P.L.C.............................................    60,755   1,611,038
    Burford Capital, Ltd.............................................    55,480     631,649
*   Cairn Energy P.L.C...............................................   130,985     302,646
*   Capita P.L.C.....................................................   503,359   1,018,208
    Capital & Counties Properties P.L.C..............................   164,215     542,754
*   Carclo P.L.C.....................................................    13,633       1,890
    Card Factory P.L.C...............................................   150,506     330,239
    CareTech Holdings P.L.C..........................................     7,081      36,424
    Carnival P.L.C...................................................    12,420     497,008
    Carnival P.L.C., ADR.............................................       730      29,682
*   Carpetright P.L.C................................................    35,172       2,131
    Carr's Group P.L.C...............................................     9,590      17,407
    Castings P.L.C...................................................     1,976       9,652
    Centamin P.L.C...................................................   579,273     876,239
    Centrica P.L.C................................................... 1,448,225   1,362,876
    Charles Stanley Group P.L.C......................................       382       1,323
    Chemring Group P.L.C.............................................    96,295     250,498
    Chesnara P.L.C...................................................    26,225      88,178
    Cineworld Group P.L.C............................................   446,619   1,286,963
*   Circassia Pharmaceuticals P.L.C..................................    20,894       4,594
    City of London Investment Group P.L.C............................     4,266      23,532
    Clarkson P.L.C...................................................     3,841     140,696
    Clipper Logistics P.L.C..........................................     5,686      16,209
    Close Brothers Group P.L.C.......................................    88,703   1,590,554
    CLS Holdings P.L.C...............................................    37,007     121,376
    CMC Markets P.L.C................................................    75,060     126,402

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    Cobham P.L.C.....................................................   588,621 $1,204,014
    Coca-Cola HBC AG.................................................    48,919  1,489,519
    Compass Group P.L.C..............................................   121,028  3,222,260
    Computacenter P.L.C..............................................    47,733    844,692
*   Connect Group P.L.C..............................................    55,168     21,808
    Consort Medical P.L.C............................................    12,591    118,997
    ConvaTec Group P.L.C.............................................   363,087    927,586
    Costain Group P.L.C..............................................    65,361    141,064
    Countryside Properties P.L.C.....................................    67,627    309,525
*   Countrywide P.L.C................................................    92,209      5,260
    Cranswick P.L.C..................................................    26,607  1,069,634
    Crest Nicholson Holdings P.L.C...................................   138,429    697,541
    Croda International P.L.C........................................    27,000  1,684,555
    Daily Mail & General Trust P.L.C., Class A.......................    32,806    373,576
    Dart Group P.L.C.................................................       939     15,380
    DCC P.L.C........................................................     4,328    405,877
    De La Rue P.L.C..................................................    39,052     79,561
#*  Debenhams P.L.C.................................................. 2,131,609          0
    Devro P.L.C......................................................   111,395    231,385
    DFS Furniture P.L.C..............................................    12,850     38,920
    Diageo P.L.C., Sponsored ADR.....................................    20,387  3,340,818
    Diageo P.L.C.....................................................    19,831    811,702
*   Dialight P.L.C...................................................     7,092     28,981
    Dignity P.L.C....................................................    13,885     99,370
    Diploma P.L.C....................................................    61,364  1,270,348
    Direct Line Insurance Group P.L.C................................   607,251  2,141,017
    DiscoverIE Group P.L.C...........................................    13,621     79,738
    Dixons Carphone P.L.C............................................   336,067    571,503
    Domino's Pizza Group P.L.C.......................................   188,182    697,337
    Drax Group P.L.C.................................................   221,659    852,146
    DS Smith P.L.C...................................................   422,371  1,958,205
    Dunelm Group P.L.C...............................................    39,290    402,339
    easyJet P.L.C....................................................    42,738    685,604
*   EI Group P.L.C...................................................   254,877    930,851
    Electrocomponents P.L.C..........................................   270,323  2,385,090
    Elementis P.L.C..................................................   131,108    252,303
    EMIS Group P.L.C.................................................     5,988     83,459
*   EnQuest P.L.C....................................................   703,615    162,209
    Entertainment One, Ltd...........................................   185,088  1,336,703
    Equiniti Group P.L.C.............................................    30,166     84,274
    Essentra P.L.C...................................................    81,506    402,109
    Euromoney Institutional Investor P.L.C...........................    19,789    361,707
    Evraz P.L.C......................................................   107,225    511,673
    Experian P.L.C...................................................    61,660  1,943,603
    FDM Group Holdings P.L.C.........................................     5,963     55,729
    Ferguson P.L.C...................................................    34,587  2,953,458
    Ferrexpo P.L.C...................................................   266,878    437,317
    Fevertree Drinks P.L.C...........................................     7,797    187,877
    Findel P.L.C.....................................................    17,046     42,587
*   Firstgroup P.L.C.................................................   734,155  1,227,995
    Flowtech Fluidpower P.L.C........................................     6,694      9,941
    Forterra P.L.C...................................................     5,070     17,543
*   Foxtons Group P.L.C..............................................    80,868     68,543
    Fresnillo P.L.C..................................................    19,968    184,480
    Future P.L.C.....................................................     2,237     43,896
    G4S P.L.C........................................................   517,780  1,388,655
    Galliford Try P.L.C..............................................    70,799    671,970
    Games Workshop Group P.L.C.......................................     8,770    507,817
*   Gamesys Group P.L.C..............................................     7,755     81,266

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
UNITED KINGDOM -- (Continued)
*   Gem Diamonds, Ltd................................................   196,540 $   159,132
    Genel Energy P.L.C...............................................    45,011     111,322
    Genus P.L.C......................................................     9,211     346,069
*   Georgia Capital P.L.C............................................    10,657     134,454
#   GlaxoSmithKline P.L.C., Sponsored ADR............................   198,016   9,069,133
    GlaxoSmithKline P.L.C............................................    26,079     597,338
    Glencore P.L.C................................................... 1,880,751   5,676,818
    Go-Ahead Group P.L.C. (The)......................................    31,861     843,302
    GoCo Group P.L.C.................................................    90,463     113,489
#   Grafton Group P.L.C..............................................    62,797     635,898
    Grainger P.L.C...................................................    32,309     107,438
    Greencore Group P.L.C............................................   114,245     343,480
    Greggs P.L.C.....................................................    76,734   1,764,973
    Gulf Keystone Petroleum, Ltd.....................................    85,112     226,434
*   Gulf Marine Services P.L.C.......................................    11,440       1,225
    GVC Holdings P.L.C...............................................   163,379   1,884,856
    Gym Group P.L.C. (The)...........................................    15,488      52,434
    Halfords Group P.L.C.............................................   148,253     304,285
    Halma P.L.C......................................................   139,141   3,376,316
    Hargreaves Lansdown P.L.C........................................    30,925     710,139
    Hastings Group Holdings P.L.C....................................   110,882     261,147
    Hays P.L.C....................................................... 1,083,617   2,205,234
    Headlam Group P.L.C..............................................    17,127     106,894
    Helical P.L.C....................................................   112,796     571,951
    Henry Boot P.L.C.................................................     2,952       9,588
    Highland Gold Mining, Ltd........................................    15,722      41,572
    Hikma Pharmaceuticals P.L.C......................................    39,672   1,033,169
    Hill & Smith Holdings P.L.C......................................    44,600     756,447
    Hilton Food Group P.L.C..........................................     5,319      70,231
    Hiscox, Ltd......................................................   109,377   2,112,167
    Hochschild Mining P.L.C..........................................   177,206     460,737
    Hollywood Bowl Group P.L.C.......................................    11,862      36,572
    HomeServe P.L.C..................................................   162,939   2,447,409
*   Horizon Discovery Group P.L.C....................................     8,779      18,670
    Hostelworld Group P.L.C..........................................     2,814       4,258
    Howden Joinery Group P.L.C.......................................   421,527   3,154,827
    HSBC Holdings P.L.C..............................................   355,307   2,684,383
    HSBC Holdings P.L.C., Sponsored ADR..............................   292,639  11,058,828
    Hunting P.L.C....................................................    62,132     317,512
    Huntsworth P.L.C.................................................    61,352      71,401
    Hyve Group P.L.C.................................................   239,883     242,217
    Ibstock P.L.C....................................................   143,385     448,054
    IMI P.L.C........................................................   217,991   2,834,785
    Imperial Brands P.L.C............................................    90,005   1,974,301
    Inchcape P.L.C...................................................   239,911   2,005,787
*   Indivior P.L.C...................................................   212,291     107,542
    Informa P.L.C....................................................   185,224   1,861,735
    Inmarsat P.L.C...................................................   195,765   1,396,572
    InterContinental Hotels Group P.L.C., ADR........................    10,590     641,653
    InterContinental Hotels Group P.L.C..............................     9,638     583,269
    International Consolidated Airlines Group SA.....................   197,808   1,361,632
*   International Ferro Metals, Ltd..................................    99,556           0
*   Interserve P.L.C.................................................   391,342           0
    Intertek Group P.L.C.............................................    36,030   2,498,169
    Investec P.L.C...................................................   216,890   1,229,649
    ITV P.L.C........................................................   898,247   1,558,247
    IWG P.L.C........................................................   408,857   2,036,624
    J D Wetherspoon P.L.C............................................    65,453   1,239,796
    J Sainsbury P.L.C................................................   347,903     916,820

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    James Fisher & Sons P.L.C........................................    26,218 $  659,221
    James Halstead P.L.C.............................................     1,935     12,707
    JD Sports Fashion P.L.C..........................................   193,896  1,928,784
    John Laing Group P.L.C...........................................     4,553     21,560
    John Menzies P.L.C...............................................    55,353    291,677
    John Wood Group P.L.C............................................   402,304  1,766,363
    Johnson Matthey P.L.C............................................    27,274  1,083,507
    Joules Group P.L.C...............................................     6,431     23,099
    Jupiter Fund Management P.L.C....................................   266,659  1,183,917
*   Just Eat P.L.C...................................................    21,760    207,202
*   Just Group P.L.C.................................................   232,274    183,191
    Kainos Group P.L.C...............................................    12,921     85,239
    KAZ Minerals P.L.C...............................................   112,829    689,534
    Keller Group P.L.C...............................................    41,282    277,366
#   Kier Group P.L.C.................................................    46,982     69,102
    Kin & Carta P.L.C................................................    64,174     79,070
    Kingfisher P.L.C.................................................   691,440  1,854,862
*   Lamprell P.L.C...................................................   192,715    110,323
    Lancashire Holdings, Ltd.........................................    67,272    621,205
    Legal & General Group P.L.C...................................... 1,054,437  3,604,423
#*  Liberty Global P.L.C., Class A...................................    12,282    308,892
*   Liberty Global P.L.C., Class C...................................    30,121    718,980
    Lloyds Banking Group P.L.C....................................... 7,881,167  5,797,434
#   Lloyds Banking Group P.L.C., ADR.................................   108,571    314,856
    London Stock Exchange Group P.L.C................................    40,337  3,635,123
    Lookers P.L.C....................................................   158,309    101,794
    Low & Bonar P.L.C................................................   630,175    116,308
    LSL Property Services P.L.C......................................     7,393     22,981
*   M&G P.L.C........................................................    26,666     73,850
    Man Group P.L.C..................................................   774,874  1,442,176
    Marks & Spencer Group P.L.C......................................   819,240  1,929,958
    Marshalls P.L.C..................................................   133,933  1,231,574
    Marston's P.L.C..................................................   696,785  1,113,444
    McBride P.L.C....................................................   104,034     95,820
    McCarthy & Stone P.L.C...........................................   111,794    211,743
    Mears Group P.L.C................................................    44,682    147,333
    Mediclinic International P.L.C...................................    34,624    162,491
    Mediclinic International P.L.C...................................   100,395    476,091
    Meggitt P.L.C....................................................   317,110  2,565,841
    Melrose Industries P.L.C.........................................   874,105  2,415,753
    Merlin Entertainments P.L.C......................................   294,739  1,736,442
#   Micro Focus International P.L.C., Sponsored ADR..................    10,253    140,672
    Micro Focus International P.L.C..................................    55,309    759,123
    Midwich Group P.L.C..............................................     1,835     12,010
*   Mitchells & Butlers P.L.C........................................   106,629    588,256
    Mitie Group P.L.C................................................   194,308    397,991
    MJ Gleeson P.L.C.................................................       650      6,744
    Mondi P.L.C......................................................    88,836  1,841,917
#   Mondi P.L.C......................................................    35,242    728,784
    Moneysupermarket.com Group P.L.C.................................   210,992    938,842
    Morgan Advanced Materials P.L.C..................................   146,302    446,457
    Morgan Sindall Group P.L.C.......................................    14,137    234,603
    Mortgage Advice Bureau Holdings, Ltd.............................       223      1,703
*   Mothercare P.L.C.................................................   117,858     17,106
    Motorpoint group P.L.C...........................................     8,534     27,132
    N Brown Group P.L.C..............................................   128,970    208,548
#   Naked Wines P.L.C................................................     7,545     25,139
    National Express Group P.L.C.....................................   317,218  1,835,350
#   National Grid P.L.C..............................................    36,611    428,065

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
UNITED KINGDOM -- (Continued)
    National Grid P.L.C., Sponsored ADR..............................    18,116 $1,057,426
    NCC Group P.L.C..................................................    34,461     83,722
    Next Fifteen Communications Group P.L.C..........................     2,878     18,534
    Next P.L.C.......................................................    16,526  1,409,443
    NMC Health P.L.C.................................................     7,628    216,228
    Norcros P.L.C....................................................     9,498     28,998
    Northgate P.L.C..................................................    89,612    399,983
*   Nostrum Oil & Gas P.L.C..........................................     7,162      2,148
*   Ocado Group P.L.C................................................    25,424    438,215
    On the Beach Group P.L.C.........................................    64,177    373,239
    OneSavings Bank P.L.C............................................    98,752    460,654
*   Oxford Biomedica PLC.............................................     3,032     21,874
    Oxford Instruments P.L.C.........................................    28,887    485,596
    Pagegroup P.L.C..................................................   247,343  1,425,127
    Paragon Banking Group P.L.C......................................    62,407    406,811
*   Parkmead Group P.L.C. (The)......................................    14,461      6,922
    PayPoint P.L.C...................................................    30,537    361,996
    Pearson P.L.C....................................................    49,730    439,195
#   Pearson P.L.C., Sponsored ADR....................................    65,631    577,553
    Pendragon P.L.C..................................................   652,031    121,771
    Pennon Group P.L.C...............................................   155,995  1,813,696
    Persimmon P.L.C..................................................    91,051  2,685,665
*   Petra Diamonds, Ltd..............................................   468,727     51,667
    Petrofac, Ltd....................................................   103,891    518,506
*   Petropavlovsk P.L.C.............................................. 1,374,805    179,247
    Pets at Home Group P.L.C.........................................   223,971    596,529
    Pharos Energy P.L.C..............................................   188,253    142,388
    Phoenix Group Holdings P.L.C.....................................   182,190  1,664,148
    Photo-Me International P.L.C.....................................   155,153    184,391
    Playtech P.L.C...................................................   153,089    779,201
    Polar Capital Holdings P.L.C.....................................       536      3,496
    Polypipe Group P.L.C.............................................   120,181    704,824
    Porvair P.L.C....................................................     3,245     25,150
*   Premier Foods P.L.C.............................................. 1,165,699    488,190
#*  Premier Oil P.L.C................................................   667,128    716,843
    Provident Financial P.L.C........................................    29,602    169,028
#   Prudential P.L.C., ADR...........................................    28,699  1,151,978
    Prudential P.L.C.................................................    26,666    465,771
    PZ Cussons P.L.C.................................................   117,038    305,470
    QinetiQ Group P.L.C..............................................   269,391  1,098,211
    Rank Group P.L.C.................................................    79,561    251,337
*   Raven Property Group, Ltd........................................    50,141     26,416
    Reach P.L.C......................................................   683,924    873,241
    Reckitt Benckiser Group P.L.C....................................    18,757  1,451,447
    Redrow P.L.C.....................................................   125,857    981,160
#   RELX P.L.C., Sponsored ADR.......................................    56,878  1,375,884
    RELX P.L.C.......................................................    19,573    471,227
    RELX P.L.C.......................................................    60,337  1,451,887
    Renewi P.L.C.....................................................   659,822    252,789
    Renishaw P.L.C...................................................    25,814  1,268,956
*   Renold P.L.C.....................................................     4,231      1,261
    Rentokil Initial P.L.C...........................................   393,216  2,314,152
    Restaurant Group P.L.C. (The)....................................   298,826    526,205
#   Rhi Magnesita NV.................................................     6,143    277,349
    Ricardo P.L.C....................................................    15,024    124,159
    Rightmove P.L.C..................................................   286,549  2,224,246
    Rio Tinto P.L.C..................................................    42,958  2,236,471
    Rio Tinto P.L.C., Sponsored ADR..................................   118,367  6,156,268
    RM P.L.C.........................................................    10,751     40,414

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
UNITED KINGDOM -- (Continued)
    Robert Walters P.L.C.............................................    20,483 $   140,650
    Rolls-Royce Holdings P.L.C.......................................   279,216   2,569,275
    Rotork P.L.C.....................................................   564,217   2,203,365
    Royal Bank of Scotland Group P.L.C...............................   282,326     780,417
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............    97,736     542,435
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................   181,989  10,549,887
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................   143,548   8,367,413
    Royal Dutch Shell P.L.C., Class B................................    35,290   1,016,344
    Royal Dutch Shell P.L.C., Class A (B03MLX2)......................   177,300   5,139,575
    Royal Mail P.L.C.................................................   242,260     662,932
    RPS Group P.L.C..................................................    95,848     174,931
    RSA Insurance Group P.L.C........................................   236,814   1,602,117
    Saga P.L.C.......................................................   229,992     139,845
    Sage Group P.L.C. (The)..........................................   217,428   2,026,450
    Savills P.L.C....................................................   104,974   1,247,085
    Schroders P.L.C..................................................    22,672     908,907
    Schroders P.L.C..................................................     8,330     250,062
    SDL P.L.C........................................................    15,559     106,483
    Senior P.L.C.....................................................   216,927     519,111
    Severfield P.L.C.................................................    55,690      55,682
    Severn Trent P.L.C...............................................    47,186   1,379,586
    SIG P.L.C........................................................   185,699     270,732
    Smith & Nephew P.L.C., Sponsored ADR.............................     4,856     209,855
    Smith & Nephew P.L.C.............................................    61,606   1,322,460
    Smiths Group P.L.C...............................................    41,463     866,727
    Softcat P.L.C....................................................    65,717     800,920
    Sophos Group P.L.C...............................................    59,947     440,947
    Spectris P.L.C...................................................    33,908   1,051,203
    Speedy Hire P.L.C................................................   129,755      90,577
    Spirax-Sarco Engineering P.L.C...................................    20,262   2,079,351
    Spire Healthcare Group P.L.C.....................................   210,047     317,922
    Spirent Communications P.L.C.....................................   153,840     395,960
*   Sports Direct International P.L.C................................   156,692     626,990
    SSE P.L.C........................................................   212,600   3,536,823
    SSP Group P.L.C..................................................   153,221   1,263,477
    St James's Place P.L.C...........................................    35,949     484,882
    St. Modwen Properties P.L.C......................................   111,333     649,864
    Stagecoach Group P.L.C...........................................   299,334     531,758
    Standard Chartered P.L.C.........................................   458,248   4,158,110
    Standard Life Aberdeen P.L.C.....................................   458,217   1,801,553
    SThree P.L.C.....................................................    31,206     115,210
    Stobart Group, Ltd...............................................    48,278      74,569
    Stock Spirits Group P.L.C........................................    32,136      85,212
    Superdry P.L.C...................................................    33,500     177,885
    Synthomer P.L.C..................................................   219,970     794,169
    T Clarke P.L.C...................................................    15,864      20,588
    TalkTalk Telecom Group P.L.C.....................................   238,145     345,382
    Tate & Lyle P.L.C................................................   180,182   1,571,600
    Taylor Wimpey P.L.C.............................................. 1,678,869   3,600,674
    Ted Baker P.L.C..................................................    16,026      84,413
    Telecom Plus P.L.C...............................................    34,655     540,645
*   Telit Communications P.L.C.......................................     6,860      14,542
    Tesco P.L.C...................................................... 1,093,849   3,339,033
#*  Thomas Cook Group P.L.C..........................................   631,386           0
    Topps Tiles P.L.C................................................    70,051      68,365
    TP ICAP P.L.C....................................................   399,201   1,775,040
    Travis Perkins P.L.C.............................................   121,743   2,261,271
    Trifast P.L.C....................................................    13,102      27,373
    TT Electronics P.L.C.............................................    46,202     138,851

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                       SHARES      VALUE>>
                                                                      --------- --------------
UNITED KINGDOM -- (Continued)
    TUI AG...........................................................    63,010 $      822,123
    TUI AG...........................................................    47,881        626,389
    Tullow Oil P.L.C.................................................   921,471      2,462,467
    Tyman P.L.C......................................................     4,875         13,401
    U & I Group P.L.C................................................    71,679        128,668
    UDG Healthcare P.L.C.............................................    29,228        292,989
    Ultra Electronics Holdings P.L.C.................................    50,507      1,275,698
    Unilever P.L.C., Sponsored ADR...................................    77,830      4,678,361
    Unilever P.L.C...................................................    12,127        726,152
    United Utilities Group P.L.C.....................................   124,790      1,409,081
    Urban & Civic P.L.C..............................................     3,852         16,465
    Vectura Group P.L.C..............................................   417,415        476,968
    Vesuvius P.L.C...................................................    78,061        403,919
    Victrex P.L.C....................................................    55,606      1,579,682
    Virgin Money UK P.L.C............................................   185,359        329,821
    Vitec Group P.L.C. (The).........................................     9,290        151,060
    Vodafone Group P.L.C............................................. 2,677,476      5,463,978
*   Volex P.L.C......................................................     1,437          1,805
    Volution Group P.L.C.............................................       322            833
    Weir Group P.L.C. (The)..........................................    39,469        689,406
    WH Smith P.L.C...................................................    43,220      1,224,746
    Whitbread P.L.C..................................................    31,532      1,659,738
    William Hill P.L.C...............................................   483,389      1,237,561
    Wilmington P.L.C.................................................     3,357          9,611
    Wincanton P.L.C..................................................    28,616         92,713
    Wm Morrison Supermarkets P.L.C...................................   737,154      1,904,329
#   WPP P.L.C., Sponsored ADR........................................    18,997      1,186,173
    WPP P.L.C........................................................   121,750      1,519,386
*   Xaar P.L.C.......................................................    19,001         11,681
                                                                                --------------
TOTAL UNITED KINGDOM.................................................              434,426,659
                                                                                --------------
UNITED STATES -- (0.0%)
*   Epsilon Energy, Ltd..............................................     8,880         29,659
                                                                                --------------
TOTAL COMMON STOCKS..................................................            3,900,135,209
                                                                                --------------
PREFERRED STOCKS -- (0.9%)
BRAZIL -- (0.4%)
*   Alpargatas SA....................................................    33,843        229,867
    Banco ABC Brasil S.A.............................................    51,921        233,551
    Banco Bradesco SA................................................    45,524        399,222
    Banco do Estado do Rio Grande do Sul SA, Class B.................   114,194        636,673
    Banco Pan SA.....................................................    76,997        173,942
    Braskem SA, Class A..............................................    14,800        102,222
    Centrais Eletricas Brasileiras SA, Class B.......................    24,904        254,536
    Centrais Eletricas Santa Catarina................................     4,700         46,865
    Cia Brasileira de Distribuicao...................................    63,210      1,308,016
    Cia de Saneamento do Parana......................................   111,635        505,496
    Cia de Transmissao de Energia Eletrica Paulista..................    52,396        307,935
    Cia Energetica de Minas Gerais...................................   204,737        696,836
    Cia Energetica de Sao Paulo, Class B.............................    56,244        416,518
    Cia Energetica do Ceara, Class A.................................     3,232         50,771
    Cia Ferro Ligas da Bahia - FERBASA...............................    24,000        108,555
    Cia Paranaense de Energia........................................    32,905        456,756
    Eucatex SA Industria e Comercio..................................     4,600          5,161
    Gerdau SA........................................................   185,123        619,923
*   Gol Linhas Aereas Inteligentes SA................................     4,592         41,907
    Grazziotin SA....................................................     3,600         21,355
    Itau Unibanco Holding SA.........................................   420,051      3,794,651

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE>>
                                                                      ---------- -----------
BRAZIL -- (Continued)
    Lojas Americanas SA..............................................     34,732 $   173,119
    Marcopolo SA.....................................................    255,633     231,380
    Petroleo Brasileiro SA...........................................    750,808   5,689,329
    Randon SA Implementos e Participacoes............................     53,600     138,327
    Schulz SA........................................................     23,300      51,126
    Telefonica Brasil SA.............................................     27,800     367,940
    Unipar Carbocloro SA.............................................     45,636     330,109
    Usinas Siderurgicas de Minas Gerais SA, Class A..................    229,492     415,437
                                                                                 -----------
TOTAL BRAZIL.........................................................             17,807,525
                                                                                 -----------
CHILE -- (0.0%)
    Coca-Cola Embonor SA, Class B....................................     10,803      20,156
    Embotelladora Andina SA, Class B.................................     60,988     175,615
                                                                                 -----------
TOTAL CHILE..........................................................                195,771
                                                                                 -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA..............................................    154,857      85,675
    Banco Davivienda SA..............................................     23,860     304,956
    Grupo Argos SA...................................................      4,347      17,954
    Grupo Aval Acciones y Valores SA.................................    357,618     146,539
    Grupo de Inversiones Suramericana SA.............................     13,796     126,450
                                                                                 -----------
TOTAL COLOMBIA.......................................................                681,574
                                                                                 -----------
GERMANY -- (0.5%)
    Bayerische Motoren Werke AG......................................     12,142     747,378
    Biotest AG.......................................................      5,294     128,667
    Draegerwerk AG & Co. KGaA........................................      3,817     223,716
    Fuchs Petrolub SE................................................     19,394     826,266
    Henkel AG & Co. KGaA.............................................     13,888   1,442,584
    Jungheinrich AG..................................................     33,703     855,050
    Porsche Automobil Holding SE.....................................     28,336   2,086,397
    Sartorius AG.....................................................      7,040   1,368,026
    Schaeffler AG....................................................     51,420     433,767
    Sixt SE..........................................................     10,712     724,749
    STO SE & Co. KGaA................................................      1,263     138,176
    Villeroy & Boch AG...............................................      6,080      95,276
    Volkswagen AG....................................................     46,130   8,769,554
                                                                                 -----------
TOTAL GERMANY........................................................             17,839,606
                                                                                 -----------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C....................................................  1,872,612       2,426
    Rolls-Royce Holdings P.L.C....................................... 12,843,936      16,637
                                                                                 -----------
TOTAL UNITED KINGDOM.................................................                 19,063
                                                                                 -----------
TOTAL PREFERRED STOCKS...............................................             36,543,539
                                                                                 -----------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*   Clean Seas Seafood Ltd. Rights 11/11/19..........................      3,763           0
                                                                                 -----------
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13.....................................      4,255           0
                                                                                 -----------
CANADA -- (0.0%)
#*  DHX Media, Ltd. Rights 11/15/19..................................     43,523       2,809
#*  Pan American Silver Corp. Rights 02/22/29........................    153,369      38,838

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE>>
                                                                        --------- --------------
CANADA -- (Continued)
#*    Pan American Silver Corp. Rights 02/22/29........................    80,828 $       20,469
*     Tervita Corp. Warrants 07/19/20..................................     1,194              9
                                                                                  --------------
TOTAL CANADA...........................................................                   62,125
                                                                                  --------------
CHINA -- (0.0%)
*     Legend Holdings Corp. Rights 05/23/19............................     4,884              0
                                                                                  --------------
INDONESIA -- (0.0%)
*     Medco Energi Internasional Tbk PT Warrants 12/11/20..............   916,167          8,746
                                                                                  --------------
ITALY -- (0.0%)
*     Mediaset SpA Rights 11/06/19.....................................   308,562         30,628
                                                                                  --------------
NORWAY -- (0.0%)
*     Adevinta ASA Rights 11/12/19.....................................     3,700            566
*     XXL ASA Rights 10/25/19..........................................     2,991          1,268
                                                                                  --------------
TOTAL NORWAY...........................................................                    1,834
                                                                                  --------------
SINGAPORE -- (0.0%)
#*    Ezion Holdings, Ltd. Warrants 04/16/23...........................    85,767              0
                                                                                  --------------
SPAIN -- (0.0%)
*     Vidrala S.A. Rights 11/11/19.....................................     6,909         29,553
                                                                                  --------------
TAIWAN -- (0.0%)
*     Arcadyan Technology Corp. Rights 11/11/19........................     2,894          2,110
*     Cathay Financial Holding Co. Rights 11/25/19.....................    30,563          5,321
*     Kung Sing Engineering Corp. Rights 11/21/19......................    27,854          1,519
*     Sigurd Microelectronics Corp. Rights 11/12/19....................     7,770          2,719
                                                                                  --------------
TOTAL TAIWAN...........................................................                   11,669
                                                                                  --------------
THAILAND -- (0.0%)
*     Property Perfect Rights 09/30/19.................................   189,838              0
*     TMB Bank PCL Rights 11/26/19..................................... 2,598,486          3,442
                                                                                  --------------
TOTAL THAILAND.........................................................                    3,442
                                                                                  --------------
TURKEY -- (0.0%)
*     Hektas Ticaret TAS Rights 11/14/19...............................    18,329         34,143
                                                                                  --------------
TOTAL RIGHTS/WARRANTS..................................................                  182,140
                                                                                  --------------
TOTAL INVESTMENT SECURITIES
   (Cost $3,404,973,225)...............................................            3,936,860,888
                                                                                  --------------

                                                                                     VALUE+
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (0.2%)
@(S)  The DFA Short Term Investment Fund...............................   811,110      9,385,354
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
   (Cost $3,414,357,013)...............................................           $3,946,246,242
                                                                                  ==============

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ------------------------------------------------
                                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              ------------ ------------- ------- -------------
Common Stocks
   Australia................................. $  2,730,730 $ 174,551,500   --    $ 177,282,230
   Austria...................................           --    15,887,770   --       15,887,770
   Belgium...................................    1,248,886    32,733,722   --       33,982,608
   Brazil....................................   73,642,560            --   --       73,642,560
   Canada....................................  258,589,245     1,245,110   --      259,834,355
   Chile.....................................    2,665,869     7,196,606   --        9,862,475
   China.....................................   37,732,114   267,306,972   --      305,039,086
   Colombia..................................    3,434,735            --   --        3,434,735
   Czech Republic............................           --     1,521,678   --        1,521,678
   Denmark...................................    1,149,680    48,967,420   --       50,117,100
   Egypt.....................................      285,275       186,399   --          471,674
   Finland...................................       23,310    49,516,014   --       49,539,324
   France....................................    3,035,231   234,883,165   --      237,918,396
   Germany...................................    7,094,748   192,412,853   --      199,507,601
   Greece....................................           --     3,121,638   --        3,121,638
   Hong Kong.................................      282,092    84,209,070   --       84,491,162
   Hungary...................................           --     3,448,983   --        3,448,983
   India.....................................    3,151,721   110,324,602   --      113,476,323
   Indonesia.................................      357,259    23,096,531   --       23,453,790
   Ireland...................................    6,511,417    14,156,129   --       20,667,546
   Israel....................................    2,002,524    20,364,557   --       22,367,081
   Italy.....................................    4,137,444    80,339,858   --       84,477,302
   Japan.....................................   14,030,458   675,601,758   --      689,632,216
   Malaysia..................................           --    24,314,499   --       24,314,499
   Mexico....................................   29,152,400           617   --       29,153,017
   Netherlands...............................   18,011,491    67,973,053   --       85,984,544
   New Zealand...............................       37,135    12,795,880   --       12,833,015
   Norway....................................      710,450    23,883,193   --       24,593,643
   Peru......................................      732,378            --   --          732,378
   Philippines...............................      108,983    11,840,089   --       11,949,072
   Poland....................................           --    11,433,573   --       11,433,573
   Portugal..................................           --     6,961,695   --        6,961,695
   Russia....................................    5,440,850     8,798,040   --       14,238,890
   Singapore.................................        4,037    29,828,334   --       29,832,371
   South Africa..............................    9,578,958    61,100,875   --       70,679,833
   South Korea...............................    4,089,759   132,813,978   --      136,903,737
   Spain.....................................    2,794,794    63,651,798   --       66,446,592
   Sweden....................................      338,232    74,247,217   --       74,585,449
   Switzerland...............................   19,296,021   178,658,518   --      197,954,539
   Taiwan....................................   17,277,806   149,346,880   --      166,624,686
   Thailand..................................   28,936,696            --   --       28,936,696
   Turkey....................................       50,089     8,292,940   --        8,343,029
   United Kingdom............................   98,393,209   336,033,450   --      434,426,659
   United States.............................           --        29,659   --           29,659
Preferred Stocks
   Brazil....................................   17,807,525            --   --       17,807,525
   Chile.....................................           --       195,771   --          195,771
   Colombia..................................      681,574            --   --          681,574
   Germany...................................           --    17,839,606   --       17,839,606
   United Kingdom............................           --        19,063   --           19,063
Rights/Warrants
   Canada....................................           --        62,125   --           62,125
   Indonesia.................................           --         8,746   --            8,746
   Italy.....................................           --        30,628   --           30,628
   Norway....................................           --         1,834   --            1,834

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                                              ------------ -------------- ------- --------------
   Spain.....................................           -- $       29,553   --    $       29,553
   Taiwan....................................           --         11,669   --            11,669
   Thailand..................................           --          3,442   --             3,442
   Turkey....................................           --         34,143   --            34,143
Securities Lending Collateral................           --      9,385,354   --         9,385,354
                                              ------------ --------------   --    --------------
TOTAL........................................ $675,547,685 $3,270,698,557   --    $3,946,246,242
                                              ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                        SHARES      VALUE+
                                                                       --------- ------------
COMMON STOCKS -- (98.6%)
COMMUNICATION SERVICES -- (12.9%)
     Activision Blizzard, Inc.........................................   496,359 $ 27,810,995
     AT&T, Inc........................................................ 7,170,552  275,994,547
     ATN International, Inc...........................................       684       40,513
     Beasley Broadcast Group, Inc., Class A...........................     9,471       27,087
# *  Cars.com, Inc....................................................    43,079      487,224
#    CBS Corp., Class A...............................................    14,300      571,285
*    Charter Communications, Inc., Class A............................   339,394  158,788,877
#    Cinemark Holdings, Inc...........................................    44,247    1,619,440
     Comcast Corp., Class A........................................... 6,410,970  287,339,675
# *  Consolidated Communications Holdings, Inc........................    10,700       42,800
*    Discovery, Inc., Class B.........................................     3,609      121,262
*    Discovery, Inc., Class C.........................................     3,762       94,953
*    DISH Network Corp., Class A......................................     7,045      242,207
     Entravision Communications Corp., Class A........................    56,828      161,392
     EW Scripps Co. (The), Class A....................................    81,265    1,091,795
     Fox Corp., Class A...............................................   211,170    6,765,887
*    Fox Corp., Class B...............................................   104,154    3,253,771
#    Gannett Co., Inc.................................................    71,219      772,726
# *  GCI Liberty, Inc., Class A.......................................   123,145    8,617,687
*    GCI Liberty, Inc., Class B.......................................     1,686      121,729
*    Gray Television, Inc.............................................    54,374      892,277
*    Hemisphere Media Group, Inc......................................    18,877      243,702
*    IAC/InterActiveCorp..............................................    81,587   18,540,646
     Interpublic Group of Cos., Inc. (The)............................    13,820      300,585
# *  Iridium Communications, Inc......................................    41,700    1,020,399
     John Wiley & Sons, Inc., Class A.................................    28,891    1,331,008
*    Liberty Broadband Corp...........................................     1,905      225,171
*    Liberty Broadband Corp., Class A.................................    24,095    2,842,969
*    Liberty Broadband Corp., Class C.................................    67,601    7,981,650
*    Liberty Latin America, Ltd., Class A.............................     4,700       87,843
*    Liberty Latin America, Ltd., Class C.............................     2,660       48,971
*    Liberty Media Corp.-Liberty Braves, Class A......................     7,613      224,736
*    Liberty Media Corp.-Liberty Braves, Class B......................       762       26,099
*    Liberty Media Corp.-Liberty Braves, Class C......................    16,901      497,058
# *  Liberty Media Corp.-Liberty Formula One, Class A.................    17,043      689,049
*    Liberty Media Corp.-Liberty Formula One, Class C.................    82,356    3,500,130
*    Liberty Media Corp.-Liberty SiriusXM, Class A....................    96,383    4,328,561
*    Liberty Media Corp.-Liberty SiriusXM, Class B....................     6,414      292,639
*    Liberty Media Corp.-Liberty SiriusXM, Class C....................   208,010    9,399,972
*    Liberty TripAdvisor Holdings, Inc., Class A......................    76,802      741,139
*    Liberty TripAdvisor Holdings, Inc., Class B......................     3,422       33,536
#    Lions Gate Entertainment Corp., Class B..........................         1            8
*    Madison Square Garden Co. (The), Class A.........................    12,352    3,296,996
     Marcus Corp. (The)...............................................    20,599      743,624
# *  Meet Group, Inc. (The)...........................................    83,800      356,988
#    Meredith Corp....................................................    44,176    1,665,435
# *  MSG Networks, Inc., Class A......................................    29,558      479,135
#    New Media Investment Group, Inc..................................    44,459      391,684
     News Corp., Class A..............................................   402,247    5,514,806
     News Corp., Class B..............................................    99,903    1,410,630
#    Nexstar Media Group, Inc., Class A...............................    51,781    5,037,774
# *  ORBCOMM, Inc.....................................................    82,899      332,425
     Saga Communications, Inc., Class A...............................     8,693      262,268
#    Salem Media Group, Inc...........................................    10,922       16,492
     Scholastic Corp..................................................    31,200    1,201,200
     Sinclair Broadcast Group, Inc., Class A..........................    82,369    3,281,581

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES     VALUE+
                                                                       ------- ------------
COMMUNICATION SERVICES -- (Continued)
     Spok Holdings, Inc...............................................  12,522 $    149,012
# *  Sprint Corp...................................................... 422,600    2,624,346
     TEGNA, Inc....................................................... 184,139    2,767,609
     Telephone & Data Systems, Inc....................................  90,571    2,362,997
*    T-Mobile US, Inc................................................. 172,043   14,221,074
     Tribune Publishing Co............................................     900        8,064
*    United States Cellular Corp......................................  12,191      453,749
*    Vonage Holdings Corp.............................................  85,934      839,575
     Walt Disney Co. (The)............................................ 559,809   72,730,385
*    Yelp, Inc........................................................   2,647       91,348
# *  Zillow Group, Inc., Class A......................................  30,310      981,741
# *  Zillow Group, Inc., Class C......................................  70,220    2,287,065
*    Zynga, Inc., Class A............................................. 640,800    3,953,736
                                                                               ------------
TOTAL COMMUNICATION SERVICES..........................................          954,675,739
                                                                               ------------
CONSUMER DISCRETIONARY -- (6.4%)
*    1-800-Flowers.com, Inc., Class A.................................  44,330      632,146
     Aaron's, Inc.....................................................  75,999    5,694,605
     Acushnet Holdings Corp...........................................   2,067       58,806
*    Adtalem Global Education, Inc....................................  59,964    1,785,728
*    American Axle & Manufacturing Holdings, Inc...................... 123,769    1,034,709
     American Eagle Outfitters, Inc................................... 173,750    2,672,275
*    American Outdoor Brands Corp.....................................  64,307      455,294
     Aramark.......................................................... 220,783    9,661,464
*    Asbury Automotive Group, Inc.....................................   6,182      637,550
# *  Ascena Retail Group, Inc......................................... 135,576       47,750
     Autoliv, Inc.....................................................  53,413    4,157,668
*    AutoNation, Inc..................................................  58,352    2,967,199
# *  Barnes & Noble Education, Inc....................................  20,210       83,063
     Bassett Furniture Industries, Inc................................   2,900       44,225
*    Beazer Homes USA, Inc............................................   4,326       64,933
     Best Buy Co., Inc................................................  15,363    1,103,524
#    Big 5 Sporting Goods Corp........................................  10,801       34,563
#    Big Lots, Inc....................................................  44,829      971,444
*    Biglari Holdings, Inc., Class B..................................       8          668
#    BJ's Restaurants, Inc............................................  20,458      809,932
*    Boot Barn Holdings, Inc..........................................  32,500    1,139,125
     BorgWarner, Inc.................................................. 194,884    8,122,765
     Brunswick Corp...................................................  63,040    3,671,450
# *  Build-A-Bear Workshop, Inc.......................................  25,874       90,042
# *  Caesars Entertainment Corp....................................... 362,380    4,450,026
     Caleres, Inc.....................................................  74,697    1,607,479
#    Callaway Golf Co................................................. 108,543    2,194,739
*    Canterbury Park Holding Corp.....................................   2,755       34,658
*    Capri Holdings, Ltd.............................................. 129,088    4,010,764
*    Career Education Corp............................................  78,974    1,118,272
     Carnival Corp.................................................... 489,649   21,001,046
     Carriage Services, Inc...........................................  20,916      538,796
# *  Carrols Restaurant Group, Inc....................................  35,900      255,967
*    Cavco Industries, Inc............................................   7,600    1,456,540
# *  Century Communities, Inc.........................................  14,709      443,771
*    Chuy's Holdings, Inc.............................................  16,443      400,716
     Citi Trends, Inc.................................................   5,815      103,798
# *  Conn's, Inc......................................................  25,450      615,636
     Cooper Tire & Rubber Co..........................................  55,558    1,568,958
*    Cooper-Standard Holdings, Inc....................................  18,702      595,846
     Core-Mark Holding Co., Inc.......................................  96,236    2,937,123
     Culp, Inc........................................................  10,036      155,257
     Dana, Inc........................................................ 112,665    1,828,553

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CONTINUED


                                                                        SHARES     VALUE+
                                                                       --------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    Deckers Outdoor Corp.............................................    22,626 $ 3,459,515
*    Delta Apparel, Inc...............................................     7,532     187,923
#    Designer Brands, Inc., Class A...................................    75,552   1,246,608
#    Dick's Sporting Goods, Inc.......................................    83,076   3,234,149
#    Dillard's, Inc., Class A.........................................   120,300   8,298,294
# *  Dorman Products, Inc.............................................     9,311     669,926
     DR Horton, Inc...................................................   208,125  10,899,506
     Educational Development Corp.....................................     3,358      22,499
# *  El Pollo Loco Holdings, Inc......................................     4,415      51,302
     Escalade, Inc....................................................       277       3,174
     Ethan Allen Interiors, Inc.......................................    16,717     329,492
     Expedia Group, Inc...............................................    30,369   4,150,228
     Extended Stay America, Inc.......................................    90,395   1,284,513
# *  Fiesta Restaurant Group, Inc.....................................    20,300     174,479
     Flanigan's Enterprises, Inc......................................       865      19,553
     Flexsteel Industries, Inc........................................     2,068      34,267
     Foot Locker, Inc.................................................   102,986   4,480,921
     Ford Motor Co.................................................... 2,868,969  24,644,444
*    Fossil Group, Inc................................................       600       6,528
# *  GameStop Corp., Class A..........................................   104,752     569,851
#    Gap, Inc. (The)..................................................   149,047   2,423,504
     General Motors Co................................................ 1,095,598  40,712,422
*    Genesco, Inc.....................................................     6,456     250,816
     Gentex Corp......................................................   221,133   6,202,781
*    Gentherm, Inc....................................................    37,081   1,548,873
*    G-III Apparel Group, Ltd.........................................    31,225     784,060
     Goodyear Tire & Rubber Co. (The).................................   267,257   4,241,369
     Graham Holdings Co., Class B.....................................     5,780   3,639,435
*    Green Brick Partners, Inc........................................     2,594      26,122
     Group 1 Automotive, Inc..........................................    57,936   5,761,156
#    Guess?, Inc......................................................    70,100   1,174,175
# *  Habit Restaurants, Inc. (The), Class A...........................    23,800     250,138
     Hamilton Beach Brands Holding Co., Class A.......................    10,413     194,202
#    Harley-Davidson, Inc.............................................     9,108     354,392
#    Haverty Furniture Cos., Inc......................................    33,479     607,309
*    Helen of Troy, Ltd...............................................    61,653   9,233,153
# *  Hibbett Sports, Inc..............................................    20,800     496,288
#    Hooker Furniture Corp............................................    14,814     350,647
*    Houghton Mifflin Harcourt Co.....................................    30,400     196,384
     Hyatt Hotels Corp., Class A......................................    16,930   1,265,348
     International Game Technology P.L.C..............................     7,100      94,004
*    J Alexander's Holdings, Inc......................................     2,666      25,727
     Johnson Outdoors, Inc., Class A..................................    15,588     912,677
*    K12, Inc.........................................................     1,200      23,748
     KB Home..........................................................    30,800   1,099,252
     Kohl's Corp......................................................   144,069   7,384,977
*    Lakeland Industries, Inc.........................................     9,887     109,251
*    Laureate Education, Inc., Class A................................    17,544     271,143
     La-Z-Boy, Inc....................................................    56,332   2,000,349
     LCI Industries...................................................    10,111     981,980
     Lear Corp........................................................    51,273   6,038,421
     Lennar Corp., Class A............................................   224,100  13,356,360
     Lennar Corp., Class B............................................    12,506     588,032
*    Libbey, Inc......................................................    25,700      46,260
     Lifetime Brands, Inc.............................................    16,431     131,284
#    Lithia Motors, Inc., Class A.....................................    34,933   5,501,249
*    LKQ Corp.........................................................   208,413   7,083,958
*    M/I Homes, Inc...................................................    37,930   1,675,747
#    Macy's, Inc......................................................   337,455   5,115,818

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CONTINUED


                                                                       SHARES    VALUE+
                                                                       ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
*    MarineMax, Inc...................................................  29,164 $   450,584
#    Marriott Vacations Worldwide Corp................................  26,609   2,925,127
>>   Media General, Inc...............................................  25,196       2,381
*    Meritage Homes Corp..............................................  28,156   2,029,766
     MGM Resorts International........................................ 227,871   6,494,323
*    Modine Manufacturing Co..........................................  14,650     167,450
*    Mohawk Industries, Inc...........................................  98,740  14,157,341
*    Monarch Casino & Resort, Inc.....................................   1,103      47,639
# *  Monitronics International, Inc...................................     855       6,584
#    Monro, Inc.......................................................   3,100     217,341
# *  Motorcar Parts of America, Inc...................................  17,638     336,180
#    Movado Group, Inc................................................  21,998     573,048
*    Murphy USA, Inc..................................................  34,678   4,089,577
     Newell Brands, Inc............................................... 169,803   3,221,163
     Office Depot, Inc................................................ 549,015   1,130,971
#    Oxford Industries, Inc...........................................  11,400     785,004
#    Penske Automotive Group, Inc.....................................  43,845   2,136,128
# *  Potbelly Corp....................................................  25,202     107,109
     PulteGroup, Inc.................................................. 275,833  10,823,687
     PVH Corp.........................................................  56,771   4,948,160
*    Qurate Retail Group, Inc., Class B...............................  21,189     209,771
*    Qurate Retail, Inc., Class A..................................... 620,725   5,921,716
     Ralph Lauren Corp................................................  36,864   3,541,156
     RCI Hospitality Holdings, Inc....................................  12,026     225,488
# *  Red Robin Gourmet Burgers, Inc...................................  31,175     950,838
*    Regis Corp.......................................................  38,593     795,016
     Rocky Brands, Inc................................................   8,729     242,753
     Royal Caribbean Cruises, Ltd..................................... 322,500  35,097,675
*    RTW RetailWinds, Inc.............................................   8,600      12,728
*    ServiceMaster Global Holdings, Inc...............................  53,587   2,163,843
*    Shiloh Industries, Inc...........................................  15,461      55,969
#    Shoe Carnival, Inc...............................................  32,650   1,083,653
*    Skechers U.S.A., Inc., Class A................................... 146,140   5,461,252
#    Sonic Automotive, Inc., Class A..................................  17,700     570,471
# *  Sportsman's Warehouse Holdings, Inc..............................  21,200     144,372
     Standard Motor Products, Inc.....................................  37,342   1,955,227
#    Steven Madden, Ltd...............................................  35,225   1,450,565
*    Stoneridge, Inc..................................................  29,561     912,844
     Strategic Education, Inc.........................................  15,678   1,928,864
     Strattec Security Corp...........................................   5,224     118,219
     Superior Group of Cos, Inc.......................................  17,956     259,823
     Superior Industries International, Inc...........................  23,275      60,515
*    Tandy Leather Factory, Inc.......................................   9,974      50,768
     Tapestry, Inc.................................................... 236,819   6,124,139
     Target Corp...................................................... 277,933  29,713,817
*    Taylor Morrison Home Corp........................................  16,370     410,069
#    Tenneco, Inc., Class A...........................................   5,044      63,504
     Thor Industries, Inc.............................................  38,190   2,415,899
     Tilly's, Inc., Class A...........................................  18,598     190,815
     Toll Brothers, Inc............................................... 179,799   7,150,606
*    TopBuild Corp....................................................  35,100   3,647,943
*    Unifi, Inc.......................................................  41,401   1,130,247
*    Universal Electronics, Inc.......................................  15,506     808,173
*    Urban Outfitters, Inc............................................  51,870   1,488,669
# *  Veoneer, Inc.....................................................   9,404     149,712
*    Vista Outdoor, Inc...............................................  17,394     116,540
#    Whirlpool Corp...................................................  50,924   7,746,559
*    William Lyon Homes, Class A......................................  23,600     456,660
     Winnebago Industries, Inc........................................   9,435     453,540

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CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
CONSUMER DISCRETIONARY -- (Continued)
     Wolverine World Wide, Inc........................................    33,677 $    999,533
     Wyndham Hotels & Resorts, Inc....................................    47,600    2,568,972
# *  ZAGG, Inc........................................................    30,497      224,763
# *  Zovio, Inc.......................................................    10,994       21,548
                                                                                 ------------
TOTAL CONSUMER DISCRETIONARY..........................................            470,923,653
                                                                                 ------------
CONSUMER STAPLES -- (6.0%)
     Alico, Inc.......................................................       960       31,536
     Andersons, Inc. (The)............................................    30,460      561,073
     Archer-Daniels-Midland Co........................................   813,476   34,198,531
     Bunge, Ltd.......................................................   114,694    6,193,476
# *  Cal-Maine Foods, Inc.............................................     4,230      168,735
     Casey's General Stores, Inc......................................    26,905    4,595,643
# *  Central Garden & Pet Co..........................................    25,184      756,024
*    Central Garden & Pet Co., Class A................................    48,121    1,360,862
     Constellation Brands, Inc., Class B..............................     7,839    1,490,782
#    Coty, Inc., Class A..............................................   229,558    2,683,533
*    Craft Brew Alliance, Inc.........................................     9,754       71,107
*    Darling Ingredients, Inc.........................................   173,938    3,357,003
     Flowers Foods, Inc...............................................    84,458    1,834,428
#    Fresh Del Monte Produce, Inc.....................................    39,437    1,258,040
# *  Hain Celestial Group, Inc. (The).................................    87,292    2,063,583
# *  Hostess Brands, Inc..............................................     4,500       57,510
     Ingles Markets, Inc., Class A....................................    11,437      450,961
     Ingredion, Inc...................................................    62,117    4,907,243
     JM Smucker Co. (The).............................................   108,204   11,434,999
     John B. Sanfilippo & Son, Inc....................................    10,428    1,106,619
*    Landec Corp......................................................    37,056      365,002
#    Limoneira Co.....................................................     6,194      117,190
     Molson Coors Brewing Co., Class A................................     1,908      113,049
     Molson Coors Brewing Co., Class B................................   186,550    9,834,916
     Mondelez International, Inc., Class A............................ 2,081,099  109,153,642
*    Natural Grocers by Vitamin Cottage, Inc..........................     1,000        8,770
*    Nature's Sunshine Products, Inc..................................     1,029        9,714
     Nu Skin Enterprises, Inc., Class A...............................    10,179      453,780
     Oil-Dri Corp. of America.........................................     5,047      176,695
*    Performance Food Group Co........................................    50,855    2,166,932
*    Pilgrim's Pride Corp.............................................     7,900      239,844
*    Post Holdings, Inc...............................................    72,415    7,451,503
     PriceSmart, Inc..................................................     4,262      315,814
# *  Pyxus International, Inc.........................................     3,508       40,061
     Sanderson Farms, Inc.............................................    22,700    3,514,187
     Seaboard Corp....................................................     1,812    7,644,991
*    Seneca Foods Corp., Class A......................................     6,301      222,929
*    Seneca Foods Corp., Class B......................................       300       10,470
*    Simply Good Foods Co. (The)......................................     8,033      197,130
     SpartanNash Co...................................................    33,983      445,007
#    Spectrum Brands Holdings, Inc....................................     6,675      335,152
*    TreeHouse Foods, Inc.............................................    35,887    1,938,616
     Tyson Foods, Inc., Class A.......................................   405,030   33,532,434
     Universal Corp...................................................    22,290    1,221,492
*    US Foods Holding Corp............................................   208,373    8,266,157
#    Village Super Market, Inc., Class A..............................     1,900       50,350
     Walgreens Boots Alliance, Inc....................................   659,669   36,136,668
     Walmart, Inc..................................................... 1,173,687  137,626,538
#    Weis Markets, Inc................................................    11,602      446,561
                                                                                 ------------
TOTAL CONSUMER STAPLES................................................            440,617,282
                                                                                 ------------

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CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
ENERGY -- (9.5%)
     Adams Resources & Energy, Inc....................................     6,004 $    180,120
# *  Antero Resources Corp............................................    26,000       65,000
     Apache Corp......................................................    15,708      340,235
*    Apergy Corp......................................................    13,433      338,109
#    Arch Coal, Inc., Class A.........................................    17,190    1,356,119
     Archrock, Inc....................................................    69,200      667,088
# *  Bonanza Creek Energy, Inc........................................     6,200      110,484
     Cabot Oil & Gas Corp.............................................   115,578    2,154,374
# *  Callon Petroleum Co..............................................   250,011      950,042
# *  Carrizo Oil & Gas, Inc...........................................     1,000        7,360
*    Centennial Resource Development, Inc., Class A...................    56,834      193,236
     Chevron Corp..................................................... 1,304,634  151,520,193
     Cimarex Energy Co................................................    79,704    3,365,103
# *  CNX Resources Corp...............................................   175,641    1,480,654
     ConocoPhillips................................................... 1,439,649   79,468,625
# *  CONSOL Energy, Inc...............................................     3,800       50,274
# *  Dawson Geophysical Co............................................    21,211       50,906
     Delek US Holdings, Inc...........................................    82,793    3,307,580
# *  Denbury Resources, Inc...........................................   193,800      193,432
     Devon Energy Corp................................................     4,500       91,260
#    DMC Global, Inc..................................................       372       16,643
*    Dorian LPG, Ltd..................................................    13,595      169,258
# *  Earthstone Energy, Inc., Class A.................................     8,400       32,592
# *  EnLink Midstream LLC.............................................   195,680    1,223,000
*    Era Group, Inc...................................................    24,458      236,509
     Evolution Petroleum Corp.........................................    17,727       99,626
*    Exterran Corp....................................................    35,500      449,785
     Exxon Mobil Corp................................................. 2,133,521  144,162,014
     GasLog, Ltd......................................................     7,643      104,785
# *  Green Plains, Inc................................................    21,234      261,815
*    Gulf Island Fabrication, Inc.....................................    13,009       68,167
# *  Gulfport Energy Corp.............................................    68,661      191,221
     Hallador Energy Co...............................................    14,700       49,465
*    Helix Energy Solutions Group, Inc................................   137,210    1,178,634
#    Helmerich & Payne, Inc...........................................    95,808    3,592,800
     Hess Corp........................................................   146,488    9,631,586
     HollyFrontier Corp...............................................   145,960    8,019,042
*    International Seaways, Inc.......................................        12          302
     Kinder Morgan, Inc...............................................   574,540   11,479,309
#    Kosmos Energy, Ltd...............................................    26,900      166,780
*    Laredo Petroleum, Inc............................................    36,900       87,084
     Marathon Oil Corp................................................   467,019    5,384,729
     Marathon Petroleum Corp.......................................... 1,004,662   64,248,135
# *  Matador Resources Co.............................................    63,704      886,123
*    Matrix Service Co................................................    29,245      548,636
#    Murphy Oil Corp..................................................   148,447    3,062,462
#    Nabors Industries, Ltd...........................................   270,147      499,772
     NACCO Industries, Inc., Class A..................................     6,832      345,016
     National Oilwell Varco, Inc......................................    92,895    2,101,285
*    Natural Gas Services Group, Inc..................................    15,026      178,659
*    Newpark Resources, Inc...........................................    93,715      562,290
     NexTier Oilfield Solutions, Inc..................................     1,400        6,048
     Noble Energy, Inc................................................   133,794    2,576,872
*    Oasis Petroleum, Inc.............................................   176,912      461,740
     Occidental Petroleum Corp........................................   177,200    7,176,600
*    Oceaneering International, Inc...................................   111,126    1,573,544
     Panhandle Oil and Gas, Inc., Class A.............................    10,414      147,775
     Parsley Energy, Inc., Class A....................................   153,065    2,419,958
     Patterson-UTI Energy, Inc........................................   192,640    1,602,765

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
ENERGY -- (Continued)
     PBF Energy, Inc., Class A........................................   128,074 $  4,134,229
*    PDC Energy, Inc..................................................    48,958      976,712
     Peabody Energy Corp..............................................    79,122      833,155
     Phillips 66......................................................   775,455   90,588,653
     Pioneer Natural Resources Co.....................................    88,400   10,874,968
*    ProPetro Holding Corp............................................     5,764       44,671
     QEP Resources, Inc...............................................   108,730      362,071
#    Range Resources Corp.............................................    41,800      168,454
*    REX American Resources Corp......................................     4,050      327,726
*    SandRidge Energy, Inc............................................     1,400        6,132
     Schlumberger, Ltd................................................     6,554      214,250
*    SEACOR Holdings, Inc.............................................    18,204      781,134
*    SEACOR Marine Holdings, Inc......................................    12,678      164,941
     Ship Finance International, Ltd..................................    12,481      180,600
*    SilverBow Resources, Inc.........................................     3,019       23,850
     SM Energy Co.....................................................    69,938      548,314
# *  Southwestern Energy Co...........................................   364,155      746,518
*    SRC Energy, Inc..................................................   246,067      767,729
#    Targa Resources Corp.............................................    68,796    2,674,788
*    TETRA Technologies, Inc..........................................    31,400       53,380
# *  Transocean, Ltd..................................................   216,054    1,026,256
# *  Unit Corp........................................................    39,800       81,192
#    Valaris P.L.C....................................................         1            4
     Valero Energy Corp...............................................   605,899   58,760,085
# *  Whiting Petroleum Corp...........................................    39,585      250,969
     World Fuel Services Corp.........................................    14,312      597,812
*    WPX Energy, Inc..................................................   405,172    4,043,616
                                                                                 ------------
TOTAL ENERGY..........................................................            700,125,229
                                                                                 ------------
FINANCIALS -- (23.8%)
#    1st Constitution Bancorp.........................................       692       13,141
     1st Source Corp..................................................    45,305    2,318,710
     Affiliated Managers Group, Inc...................................    31,797    2,539,944
     Aflac, Inc.......................................................   428,750   22,792,350
*    Alleghany Corp...................................................     3,115    2,424,373
     Allstate Corp. (The).............................................   169,260   18,012,649
     American Equity Investment Life Holding Co.......................    99,914    2,465,878
     American Financial Group, Inc....................................   156,083   16,238,875
     American International Group, Inc................................   421,331   22,313,690
     American National Insurance Co...................................    23,302    2,795,774
     Ameris Bancorp...................................................     5,770      247,244
     AmeriServ Financial, Inc.........................................    30,968      128,827
*    Arch Capital Group, Ltd..........................................     9,282      387,616
     Argo Group International Holdings, Ltd...........................    59,381    3,673,902
     Associated Banc-Corp.............................................    62,243    1,251,707
     Assurant, Inc....................................................    65,820    8,297,927
     Assured Guaranty, Ltd............................................   122,989    5,770,644
*    Asta Funding, Inc................................................       885        6,107
*    Athene Holding, Ltd., Class A....................................    90,662    3,930,198
     Atlantic Union Bankshares Corp...................................    68,246    2,515,548
# *  Atlanticus Holdings Corp.........................................    12,567       99,405
     Axis Capital Holdings, Ltd.......................................    62,010    3,685,254
     Banc of California, Inc..........................................     4,100       56,457
*    Bancorp, Inc. (The)..............................................    14,759      160,873
     BancorpSouth Bank................................................    49,627    1,522,060
     Bank of America Corp............................................. 5,929,137  185,404,114
     Bank of New York Mellon Corp. (The)..............................   552,910   25,848,542
     Bank OZK.........................................................    52,132    1,462,824
     BankFinancial Corp...............................................    16,687      214,929

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
FINANCIALS -- (Continued)
     BankUnited, Inc..................................................    42,709 $  1,464,919
     Banner Corp......................................................    40,520    2,187,270
     Bar Harbor Bankshares............................................     2,733       68,462
     BB&T Corp........................................................   195,478   10,370,108
     BCB Bancorp, Inc.................................................     1,059       13,661
*    Berkshire Hathaway, Inc., Class B................................   561,141  119,287,354
     Berkshire Hills Bancorp, Inc.....................................    33,464    1,038,388
*    Blucora, Inc.....................................................    57,127    1,235,657
     BOK Financial Corp...............................................    23,100    1,782,165
     Boston Private Financial Holdings, Inc...........................    12,500      140,625
*    Brighthouse Financial, Inc.......................................    55,158    2,082,766
     Brookline Bancorp, Inc...........................................    90,600    1,422,420
     Cadence BanCorp..................................................    52,543      808,111
*    Cannae Holdings, Inc.............................................    15,438      450,790
#    Capital City Bank Group, Inc.....................................    14,283      406,351
     Capital One Financial Corp.......................................   372,872   34,770,314
     Capitol Federal Financial, Inc...................................   139,153    1,985,713
     Carolina Financial Corp..........................................     1,153       43,756
#    Cathay General Bancorp...........................................    85,940    3,056,886
     CenterState Bank Corp............................................    22,895      580,617
     Century Bancorp, Inc., Class A...................................       295       25,668
     Chemung Financial Corp...........................................       300       12,771
     Chubb, Ltd.......................................................   147,355   22,459,849
     Cincinnati Financial Corp........................................    12,284    1,390,672
     CIT Group, Inc...................................................    74,203    3,182,567
     Citigroup, Inc................................................... 1,870,326  134,401,626
     Citizens Community Bancorp, Inc..................................    10,355      115,148
     CME Group, Inc...................................................    77,028   15,848,511
     CNA Financial Corp...............................................    51,474    2,308,094
     CNO Financial Group, Inc.........................................   301,264    4,714,782
     Codorus Valley Bancorp, Inc......................................       166        3,592
     Columbia Banking System, Inc.....................................    69,936    2,748,485
     Community Bankers Trust Corp.....................................     5,917       51,241
     Community Financial Corp. (The)..................................       408       13,595
     Community Trust Bancorp, Inc.....................................    18,195      797,123
     Community West Bancshares........................................       400        3,968
     ConnectOne Bancorp, Inc..........................................    38,800      942,064
*    Consumer Portfolio Services, Inc.................................    26,500       89,438
# *  Cowen, Inc., Class A.............................................     3,989       59,715
*    Customers Bancorp, Inc...........................................     2,290       53,998
     CVB Financial Corp...............................................     5,300      110,134
     Donegal Group, Inc., Class A.....................................    12,386      182,322
     E*TRADE Financial Corp...........................................    86,881    3,630,757
     Eagle Bancorp Montana, Inc.......................................     1,000       19,020
     East West Bancorp, Inc...........................................    76,046    3,263,894
     Employers Holdings, Inc..........................................    36,900    1,562,346
*    Equity Bancshares, Inc., Class A.................................     2,393       66,430
     ESSA Bancorp, Inc................................................     8,217      134,348
     Evans Bancorp, Inc...............................................     1,681       63,861
     Everest Re Group, Ltd............................................    34,913    8,975,783
     FBL Financial Group, Inc., Class A...............................    24,660    1,414,991
     Federal Agricultural Mortgage Corp., Class A.....................       177       13,257
     Federal Agricultural Mortgage Corp., Class C.....................     9,500      804,555
     FedNat Holding Co................................................    13,665      196,093
     Fifth Third Bancorp..............................................   202,049    5,875,585
     Financial Institutions, Inc......................................       296        9,303
     First American Financial Corp....................................    81,153    5,013,632
     First Bancorp....................................................    16,138      609,209
     First BanCorp....................................................   229,025    2,409,343

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
FINANCIALS -- (Continued)
     First Busey Corp.................................................     3,120 $     82,274
     First Business Financial Services, Inc...........................       964       23,444
     First Citizens BancShares, Inc., Class A.........................     8,627    4,243,794
     First Commonwealth Financial Corp................................    31,647      445,906
     First Defiance Financial Corp....................................    21,760      672,819
     First Financial Bancorp..........................................   112,065    2,626,804
     First Financial Corp.............................................     1,147       50,319
     First Financial Northwest, Inc...................................    25,371      359,000
     First Hawaiian, Inc..............................................    67,592    1,847,289
     First Horizon National Corp......................................   239,535    3,825,374
     First Internet Bancorp...........................................     5,329      121,181
     First Interstate BancSystem, Inc., Class A.......................    20,548      862,194
     First Merchants Corp.............................................    40,115    1,586,548
     First Midwest Bancorp, Inc.......................................   103,318    2,122,152
     First United Corp................................................     1,266       29,624
     Flagstar Bancorp, Inc............................................     8,432      306,419
     FNB Corp.........................................................   122,668    1,479,376
     Franklin Financial Network, Inc..................................     5,337      177,562
     Fulton Financial Corp............................................   167,580    2,858,915
*    Genworth Financial, Inc., Class A................................    34,964      149,646
     Global Indemnity, Ltd............................................     8,282      205,062
     Goldman Sachs Group, Inc. (The)..................................   205,139   43,772,560
     Great Southern Bancorp, Inc......................................     1,616       97,639
     Great Western Bancorp, Inc.......................................    25,293      881,967
     Guaranty Federal Bancshares, Inc.................................     1,684       40,871
*    Hallmark Financial Services, Inc.................................    16,734      298,200
     Hancock Whitney Corp.............................................    26,413    1,030,107
     Hanmi Financial Corp.............................................     3,221       62,004
     Hanover Insurance Group, Inc. (The)..............................    88,829   11,699,668
     Hartford Financial Services Group, Inc. (The)....................   245,844   14,032,776
     Heartland Financial USA, Inc.....................................       465       21,753
     Hilltop Holdings, Inc............................................    26,171      611,355
*    HMN Financial, Inc...............................................     3,456       72,749
     Home Bancorp, Inc................................................       719       27,437
     Home BancShares, Inc.............................................    49,545      915,592
*    HomeStreet, Inc..................................................     2,200       66,022
     Hope Bancorp, Inc................................................   103,224    1,473,006
     Horace Mann Educators Corp.......................................    58,206    2,535,453
     Huntington Bancshares, Inc.......................................    86,935    1,228,392
     IBERIABANK Corp..................................................    30,509    2,239,056
     Independent Bank Corp............................................       339       27,825
     Independent Bank Group, Inc......................................    40,199    2,149,441
     International Bancshares Corp....................................    22,918      938,721
     Invesco, Ltd.....................................................   126,947    2,135,249
     Investors Bancorp, Inc...........................................   123,411    1,487,103
     Investors Title Co...............................................     1,069      162,167
#    Janus Henderson Group P.L.C......................................    36,538      845,124
     Jefferies Financial Group, Inc...................................   114,638    2,140,291
     JPMorgan Chase & Co.............................................. 2,307,658  288,272,637
     Kemper Corp......................................................    59,119    4,249,474
     KeyCorp..........................................................   526,210    9,455,994
     Lakeland Bancorp, Inc............................................    55,240      914,222
     Landmark Bancorp, Inc............................................     2,509       58,184
     Legg Mason, Inc..................................................    43,800    1,631,988
     Lincoln National Corp............................................   134,595    7,601,926
     Loews Corp.......................................................   243,798   11,946,102
     Mackinac Financial Corp..........................................     6,893      107,807
     Marlin Business Services Corp....................................    13,787      327,303
# *  MBIA, Inc........................................................    82,267      764,260

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES     VALUE+
                                                                       --------- -----------
FINANCIALS -- (Continued)
     Mercantile Bank Corp.............................................     4,422 $   155,699
     Meridian Bancorp, Inc............................................     1,000      19,560
*    Meridian Corp....................................................       511       9,070
     MetLife, Inc.....................................................   949,912  44,446,382
     MGIC Investment Corp.............................................   340,167   4,663,690
     Middlefield Banc Corp............................................       226      10,396
     MidWestOne Financial Group, Inc..................................       346      11,278
     Morgan Stanley................................................... 1,036,923  47,750,304
     MutualFirst Financial, Inc.......................................     2,300      91,747
     MVB Financial Corp...............................................       716      14,427
     National Western Life Group, Inc., Class A.......................       900     245,340
     Navient Corp.....................................................    61,729     850,008
     Nelnet, Inc., Class A............................................    16,900   1,035,463
#    New York Community Bancorp, Inc..................................   202,923   2,364,053
>>   NewStar Financial, Inc...........................................    41,166      28,911
     Northfield Bancorp, Inc..........................................     2,300      39,123
     Northrim BanCorp, Inc............................................     5,734     223,339
     Northwest Bancshares, Inc........................................    89,407   1,508,296
     OceanFirst Financial Corp........................................     5,000     119,650
     OFG Bancorp......................................................    34,148     693,546
     Old National Bancorp.............................................    84,257   1,516,205
     Old Republic International Corp..................................   232,667   5,197,781
     OneMain Holdings, Inc............................................    43,655   1,746,200
     Oppenheimer Holdings, Inc., Class A..............................     3,097      84,238
     Oritani Financial Corp...........................................    46,800     873,288
*    Pacific Mercantile Bancorp.......................................     4,866      34,841
#    Pacific Premier Bancorp, Inc.....................................     3,466     116,995
     PacWest Bancorp..................................................    92,581   3,424,571
     Peoples Bancorp of North Carolina, Inc...........................       275       8,179
     Peoples Bancorp, Inc.............................................    15,923     520,841
     People's United Financial, Inc...................................   218,574   3,534,342
     Pinnacle Financial Partners, Inc.................................    27,914   1,641,901
     PNC Financial Services Group, Inc. (The).........................   217,040  31,839,768
     Popular, Inc.....................................................    87,336   4,756,319
# *  PRA Group, Inc...................................................    44,671   1,515,687
     Premier Financial Bancorp, Inc...................................     9,004     159,821
     Principal Financial Group, Inc...................................   218,754  11,677,089
     ProAssurance Corp................................................     3,184     124,876
#    Prosperity Bancshares, Inc.......................................    43,994   3,036,466
     Protective Insurance Corp., Class A..............................       300       4,455
     Protective Insurance Corp., Class B..............................     5,098      81,109
     Provident Financial Holdings, Inc................................       544      10,913
     Provident Financial Services, Inc................................    71,759   1,790,387
     Prudential Bancorp, Inc..........................................     1,222      21,324
     Prudential Financial, Inc........................................   497,625  45,353,542
     Radian Group, Inc................................................   167,314   4,199,581
     Regions Financial Corp........................................... 1,302,555  20,971,135
     Reinsurance Group of America, Inc................................   153,566  24,949,868
     RenaissanceRe Holdings, Ltd......................................    28,067   5,253,581
     Renasant Corp....................................................    44,538   1,545,469
     Riverview Bancorp, Inc...........................................     1,682      12,094
     Safety Insurance Group, Inc......................................    26,197   2,546,348
     Salisbury Bancorp, Inc...........................................       300      11,418
     Sandy Spring Bancorp, Inc........................................    10,325     356,212
     Santander Consumer USA Holdings, Inc.............................    48,660   1,220,393
     SB Financial Group, Inc..........................................     1,128      19,086
*    Select Bancorp, Inc..............................................     2,728      30,826
     Selective Insurance Group, Inc...................................    45,200   3,124,224
#    Severn Bancorp, Inc..............................................     1,399      11,612

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES       VALUE+
                                                                       --------- --------------
FINANCIALS -- (Continued)
     Signature Bank...................................................    26,089 $    3,086,850
#    Simmons First National Corp., Class A............................    52,445      1,254,484
     SLM Corp.........................................................    63,919        539,476
     South State Corp.................................................    14,479      1,141,814
     Southern National Bancorp of Virginia, Inc.......................       193          3,057
     State Auto Financial Corp........................................    15,100        499,659
     State Street Corp................................................     6,188        408,841
     Sterling Bancorp.................................................   110,271      2,166,825
     Stewart Information Services Corp................................    12,271        502,129
     Stifel Financial Corp............................................    71,100      3,980,178
     SunTrust Banks, Inc..............................................   255,532     17,463,057
     Synchrony Financial..............................................   544,549     19,260,698
     Synovus Financial Corp...........................................   106,709      3,614,234
     TCF Financial Corp...............................................    80,613      3,191,469
     Territorial Bancorp, Inc.........................................       823         24,328
*    Texas Capital Bancshares, Inc....................................    22,592      1,221,324
     Timberland Bancorp, Inc..........................................     3,971        105,232
     Tiptree, Inc.....................................................    37,071        272,472
     Towne Bank.......................................................    10,057        282,501
     Travelers Cos., Inc. (The).......................................   168,250     22,050,845
     TriCo Bancshares.................................................       854         32,136
#    Trustmark Corp...................................................    66,717      2,289,727
     Two River Bancorp................................................       700         14,679
     UMB Financial Corp...............................................     6,961        454,275
     Umpqua Holdings Corp.............................................    70,732      1,118,980
#    United Bankshares, Inc...........................................    31,427      1,242,624
     United Community Banks, Inc......................................     7,372        222,708
     United Financial Bancorp, Inc....................................     9,993        141,101
     United Fire Group, Inc...........................................    24,429      1,112,008
     Unity Bancorp, Inc...............................................     3,592         78,449
     Univest Financial Corp...........................................     2,256         58,092
     Unum Group.......................................................   517,445     14,250,435
#    Valley National Bancorp..........................................   158,654      1,837,213
     Voya Financial, Inc..............................................    72,944      3,936,058
     Washington Federal, Inc..........................................    97,887      3,568,960
     Waterstone Financial, Inc........................................     1,426         26,566
     Webster Financial Corp...........................................    22,479        991,324
     Wells Fargo & Co................................................. 3,018,887    155,865,136
     WesBanco, Inc....................................................    34,796      1,307,982
     Western New England Bancorp, Inc.................................    13,698        130,953
     White Mountains Insurance Group, Ltd.............................     1,572      1,683,612
     Wintrust Financial Corp..........................................    47,328      3,020,473
     WSFS Financial Corp..............................................    40,724      1,717,331
#    Zions Bancorp NA.................................................   114,384      5,544,192
                                                                                 --------------
TOTAL FINANCIALS......................................................            1,753,069,546
                                                                                 --------------
HEALTH CARE -- (13.3%)
     Abbott Laboratories..............................................   915,297     76,527,982
# *  Acadia Healthcare Co., Inc.......................................    68,394      2,051,136
# *  Acorda Therapeutics, Inc.........................................     6,700         11,055
*    Addus HomeCare Corp..............................................     2,044        172,125
     Allergan P.L.C...................................................    26,101      4,596,647
*    Allscripts Healthcare Solutions, Inc.............................    33,823        370,024
*    AMN Healthcare Services, Inc.....................................     3,400        199,784
*    AngioDynamics, Inc...............................................    14,354        219,616
*    Anika Therapeutics, Inc..........................................    14,671      1,032,692
     Anthem, Inc......................................................   504,640    135,788,531
*    Arena Pharmaceuticals, Inc.......................................     2,796        136,207
# *  Avanos Medical, Inc..............................................    23,671      1,042,471

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                         SHARES      VALUE+
                                                                        --------- ------------
HEALTH CARE -- (Continued)
      Becton Dickinson and Co..........................................    31,580 $  8,084,480
*     Bio-Rad Laboratories, Inc., Class A..............................     6,342    2,103,134
# *   Bluebird Bio, Inc................................................     7,100      575,100
*     Brookdale Senior Living, Inc.....................................   160,354    1,178,602
*     Cambrex Corp.....................................................     3,325      198,602
*     Catalent, Inc....................................................    59,241    2,882,075
*     Centene Corp.....................................................    40,272    2,137,638
*     Cigna Corp.......................................................   299,456   53,440,918
*     Concert Pharmaceuticals, Inc.....................................     5,383       33,536
      CONMED Corp......................................................    43,239    4,757,155
      Cooper Cos., Inc. (The)..........................................    13,956    4,061,196
# *   Covetrus, Inc....................................................     7,558       74,938
*     Cross Country Healthcare, Inc....................................    33,795      365,324
*     CryoLife, Inc....................................................    17,502      392,920
# *   Cumberland Pharmaceuticals, Inc..................................    23,319      122,658
      CVS Health Corp.................................................. 1,510,745  100,298,361
      Danaher Corp.....................................................   405,225   55,848,109
*     DaVita, Inc......................................................    73,290    4,294,794
      DENTSPLY SIRONA, Inc.............................................    73,992    4,053,282
*     Digirad Corp.....................................................     2,671       10,924
*     Diplomat Pharmacy, Inc...........................................    34,200      186,048
*     Emergent BioSolutions, Inc.......................................    30,996    1,771,731
# *   Enzo Biochem, Inc................................................     6,287       19,867
*     FONAR Corp.......................................................     1,460       29,682
*     Globus Medical, Inc., Class A....................................    13,207      691,651
# *   Harvard Bioscience, Inc..........................................    16,180       45,304
*     HMS Holdings Corp................................................     6,400      209,216
*     Horizon Therapeutics P.L.C.......................................    45,000    1,300,950
      Humana, Inc......................................................   198,071   58,272,488
*     Integer Holdings Corp............................................    41,672    3,227,080
*     Integra LifeSciences Holdings Corp...............................    15,398      894,008
# *   IntriCon Corp....................................................     9,335      193,048
*     Jazz Pharmaceuticals P.L.C.......................................    44,811    5,629,606
      Kewaunee Scientific Corp.........................................     1,631       25,949
*     Laboratory Corp. of America Holdings.............................     9,871    1,626,445
# *   LHC Group, Inc...................................................    30,318    3,364,388
# *   Ligand Pharmaceuticals, Inc......................................     5,369      584,201
*     LivaNova P.L.C...................................................     6,183      437,324
      Luminex Corp.....................................................    19,129      392,049
*     Magellan Health, Inc.............................................    18,899    1,226,545
# *   Mallinckrodt P.L.C...............................................    33,959      107,310
* >>  MedCath Corp.....................................................    29,240            0
*     MEDNAX, Inc......................................................    75,502    1,658,024
*     Medpace Holdings, Inc............................................       800       58,904
      Medtronic P.L.C..................................................   814,175   88,663,657
      Meridian Bioscience, Inc.........................................    19,800      193,842
*     Merit Medical Systems, Inc.......................................    37,630      777,248
*     Molina Healthcare, Inc...........................................    18,941    2,228,219
*     Mylan NV.........................................................    28,680      549,222
# *   Myriad Genetics, Inc.............................................    80,916    2,724,442
      National HealthCare Corp.........................................     6,880      565,398
*     Natus Medical, Inc...............................................    16,198      545,549
*     NuVasive, Inc....................................................     4,355      307,202
# *   Nuvectra Corp....................................................    10,668       14,082
*     Omnicell, Inc....................................................    35,405    2,492,158
*     OraSure Technologies, Inc........................................    69,400      592,676
#     Patterson Cos., Inc..............................................    12,992      222,553
      PerkinElmer, Inc.................................................    76,500    6,575,940
      Perrigo Co. P.L.C................................................    60,070    3,184,911

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
HEALTH CARE -- (Continued)
     Pfizer, Inc...................................................... 3,696,959 $141,852,317
# *  Premier, Inc., Class A...........................................    24,342      793,062
# *  Prestige Consumer Healthcare, Inc................................   111,489    3,953,400
*    Providence Service Corp. (The)...................................     3,200      204,384
     Quest Diagnostics, Inc...........................................     3,282      332,302
*    RTI Surgical Holdings, Inc.......................................    65,316      143,695
*    Select Medical Holdings Corp.....................................   124,004    2,259,353
     STERIS P.L.C.....................................................       200       28,314
*    Supernus Pharmaceuticals, Inc....................................       523       14,534
*    Surmodics, Inc...................................................     5,593      265,723
# *  Syneos Health, Inc...............................................    36,967    1,853,895
     Taro Pharmaceutical Industries, Ltd..............................     3,478      281,162
     Teleflex, Inc....................................................    23,829    8,278,433
     Thermo Fisher Scientific, Inc....................................   435,609  131,545,206
# *  Triple-S Management Corp., Class B...............................    21,741      328,941
*    United Therapeutics Corp.........................................     3,922      352,352
     UnitedHealth Group, Inc..........................................    89,716   22,671,233
*    Varex Imaging Corp...............................................     5,400      162,054
*    WellCare Health Plans, Inc.......................................    18,375    5,450,025
                                                                                 ------------
TOTAL HEALTH CARE.....................................................            979,421,318
                                                                                 ------------
INDUSTRIALS -- (12.0%)
     AAR Corp.........................................................    35,596    1,486,133
     ABM Industries, Inc..............................................    76,400    2,785,544
     Acme United Corp.................................................     1,030       21,281
     Actuant Corp., Class A...........................................    21,000      520,170
     Acuity Brands, Inc...............................................    32,822    4,095,857
*    Advanced Disposal Services, Inc..................................     9,007      295,249
*    AECOM............................................................   114,631    4,586,386
*    Aegion Corp......................................................    38,330      830,611
*    Aerovironment, Inc...............................................    35,065    2,033,069
     AGCO Corp........................................................    73,273    5,619,306
     Air Lease Corp...................................................    74,037    3,256,147
*    Air Transport Services Group, Inc................................    20,108      420,458
     Alamo Group, Inc.................................................    22,751    2,435,722
     Alaska Air Group, Inc............................................   114,992    7,983,895
     Albany International Corp., Class A..............................    20,551    1,725,873
#    Allegiant Travel Co..............................................    10,873    1,819,379
     Allied Motion Technologies, Inc..................................     1,458       55,200
     Altra Industrial Motion Corp.....................................    15,484      476,907
     AMERCO...........................................................    29,431   11,920,732
# *  Ameresco, Inc., Class A..........................................       981       14,460
*    American Woodmark Corp...........................................    16,604    1,646,453
     Apogee Enterprises, Inc..........................................    36,374    1,365,480
     Applied Industrial Technologies, Inc.............................    11,718      701,205
*    ARC Document Solutions, Inc......................................    20,800       28,288
     ArcBest Corp.....................................................    12,135      350,580
     Arconic, Inc.....................................................   257,834    7,082,700
     Arcosa, Inc......................................................    61,271    2,353,419
#    Argan, Inc.......................................................    16,121      610,180
*    Armstrong Flooring, Inc..........................................    22,983      141,116
*    ASGN, Inc........................................................    55,051    3,500,693
     Astec Industries, Inc............................................    22,925      804,438
# *  Atlas Air Worldwide Holdings, Inc................................    29,094      638,031
     AZZ, Inc.........................................................    19,600      760,284
     Barnes Group, Inc................................................    52,200    3,051,090
# *  Beacon Roofing Supply, Inc.......................................    32,799    1,018,081
*    BMC Stock Holdings, Inc..........................................     3,700       99,863
     Brady Corp., Class A.............................................    55,500    3,126,870

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES     VALUE+
                                                                       --------- -----------
INDUSTRIALS -- (Continued)
#    Briggs & Stratton Corp...........................................    48,233 $   355,477
*    Builders FirstSource, Inc........................................    28,442     643,074
*    CAI International, Inc...........................................    17,082     406,039
     Carlisle Cos., Inc...............................................    46,423   7,068,830
*    Casella Waste Systems, Inc., Class A.............................     5,201     226,712
*    CBIZ, Inc........................................................    39,049   1,068,771
*    CECO Environmental Corp..........................................     3,773      25,883
*    Chart Industries, Inc............................................    23,320   1,367,252
     Chicago Rivet & Machine Co.......................................       700      18,207
*    CIRCOR International, Inc........................................     9,719     372,141
*    Clean Harbors, Inc...............................................    40,519   3,341,197
# *  Colfax Corp......................................................    16,746     562,666
     Columbus McKinnon Corp...........................................    17,542     658,176
     Comfort Systems USA, Inc.........................................    44,560   2,246,270
*    Commercial Vehicle Group, Inc....................................    31,533     229,876
     CompX International, Inc.........................................       500       7,330
*    Continental Building Products, Inc...............................     1,300      38,883
     Copa Holdings SA, Class A........................................    33,488   3,407,069
*    Covenant Transportation Group, Inc., Class A.....................     7,080     108,820
     CRA International, Inc...........................................     7,613     374,940
     Crane Co.........................................................    13,650   1,044,498
     CSW Industrials, Inc.............................................       300      20,766
     CSX Corp......................................................... 1,055,544  74,173,077
#    Cubic Corp.......................................................    31,381   2,314,035
     Curtiss-Wright Corp..............................................    46,353   6,269,243
     Delta Air Lines, Inc.............................................   433,135  23,857,076
     Deluxe Corp......................................................    27,627   1,431,907
     Douglas Dynamics, Inc............................................    30,234   1,415,858
*    Ducommun, Inc....................................................    12,645     626,939
*    DXP Enterprises, Inc.............................................    15,502     535,129
# *  Dycom Industries, Inc............................................     8,097     369,142
     Eastern Co. (The)................................................    10,193     281,225
     Eaton Corp. P.L.C................................................   265,270  23,107,670
*    Echo Global Logistics, Inc.......................................    31,380     624,776
     EMCOR Group, Inc.................................................    63,171   5,540,728
     Encore Wire Corp.................................................    24,066   1,352,509
     EnerSys..........................................................    44,939   3,004,622
#    Ennis, Inc.......................................................    30,835     604,058
     EnPro Industries, Inc............................................     8,338     579,908
     ESCO Technologies, Inc...........................................    29,848   2,521,858
     Espey Manufacturing & Electronics Corp...........................     1,671      37,982
     Federal Signal Corp..............................................    71,923   2,333,182
     FedEx Corp.......................................................   127,314  19,435,755
     Flowserve Corp...................................................    52,147   2,546,859
     Fluor Corp.......................................................    59,992     966,471
     Fortune Brands Home & Security, Inc..............................   126,352   7,587,438
     Forward Air Corp.................................................     5,747     397,520
*    Franklin Covey Co................................................     3,046     116,357
     Franklin Electric Co., Inc.......................................    20,558   1,107,048
*    FTI Consulting, Inc..............................................    43,936   4,783,312
# *  Gardner Denver Holdings, Inc.....................................    65,747   2,092,727
#    GATX Corp........................................................    65,445   5,206,150
*    Gencor Industries, Inc...........................................    13,149     164,363
*    Genesee & Wyoming, Inc., Class A.................................    33,263   3,693,191
*    Gibraltar Industries, Inc........................................    34,903   1,857,887
*    Goldfield Corp. (The)............................................     4,304       9,770
     Gorman-Rupp Co. (The)............................................    22,062     814,970
*    GP Strategies Corp...............................................    18,583     206,271
#    Granite Construction, Inc........................................    27,179     639,794

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES    VALUE+
                                                                       ------- -----------
INDUSTRIALS -- (Continued)
*    Great Lakes Dredge & Dock Corp...................................  69,820 $   750,565
#    Greenbrier Cos., Inc. (The)......................................  22,451     657,590
     Griffon Corp.....................................................  40,152     855,639
#    Hawaiian Holdings, Inc...........................................  35,522   1,016,284
     Heartland Express, Inc...........................................  10,005     209,104
     Heidrick & Struggles International, Inc..........................  18,634     530,324
*    Herc Holdings, Inc...............................................   1,679      74,313
*    Heritage-Crystal Clean, Inc......................................   7,665     203,429
     Herman Miller, Inc...............................................  22,986   1,068,849
*    Hertz Global Holdings, Inc.......................................  49,525     669,083
     Hillenbrand, Inc.................................................  14,055     432,753
*    Houston Wire & Cable Co..........................................   9,200      39,100
*    Hub Group, Inc., Class A.........................................   1,944      89,035
     Hubbell, Inc.....................................................  17,724   2,511,491
     Hurco Cos., Inc..................................................   7,910     275,189
*    Huron Consulting Group, Inc......................................  25,901   1,713,092
     Hyster-Yale Materials Handling, Inc..............................  12,246     621,117
*    IAA Inc..........................................................  18,100     690,515
     ICF International, Inc...........................................  31,660   2,712,945
     Ingersoll-Rand P.L.C............................................. 213,109  27,041,401
*    InnerWorkings, Inc...............................................  31,800     154,230
     Insteel Industries, Inc..........................................  17,578     335,212
     Interface, Inc...................................................   9,774     162,542
     ITT, Inc.........................................................  92,819   5,518,090
*    JELD-WEN Holding, Inc............................................   4,547      77,708
*    JetBlue Airways Corp............................................. 324,893   6,270,435
#    Kadant, Inc......................................................  10,800     980,640
     Kaman Corp.......................................................  27,087   1,589,194
#    KAR Auction Services, Inc........................................  18,100     449,966
     Kennametal, Inc..................................................  49,746   1,539,639
     Kimball International, Inc., Class B.............................  38,632     786,548
*    Kirby Corp.......................................................  31,220   2,471,375
#    Knight-Swift Transportation Holdings, Inc........................  84,110   3,066,651
     Knoll, Inc.......................................................   8,100     216,594
     Korn Ferry.......................................................  63,010   2,311,837
*    Kratos Defense & Security Solutions, Inc.........................   2,711      51,184
     L3Harris Technologies, Inc....................................... 130,611  26,946,355
*    Lawson Products, Inc.............................................   8,847     406,520
*    LB Foster Co., Class A...........................................   6,682     121,612
     LSC Communications, Inc..........................................   5,700       5,558
     LSI Industries, Inc..............................................  15,841      82,215
*    Lydall, Inc......................................................  15,605     305,390
#    Macquarie Infrastructure Corp....................................  15,762     679,973
     ManpowerGroup, Inc...............................................  57,319   5,211,443
     Marten Transport, Ltd............................................  79,636   1,724,916
*    Masonite International Corp......................................  25,806   1,584,746
# *  MasTec, Inc......................................................  63,539   3,999,145
     Matson, Inc......................................................  62,316   2,379,225
     Matthews International Corp., Class A............................  31,887   1,179,181
     McGrath RentCorp.................................................  18,152   1,385,179
*    Mercury Systems, Inc.............................................  23,055   1,698,231
*    Milacron Holdings Corp...........................................  37,800     632,016
     Miller Industries, Inc...........................................  20,099     722,559
*    Mistras Group, Inc...............................................  14,828     229,834
     Mobile Mini, Inc.................................................  54,461   2,048,823
     Moog, Inc., Class A..............................................  35,839   3,000,083
*    MRC Global, Inc..................................................  97,164   1,103,783
     Mueller Industries, Inc..........................................  45,117   1,388,250
     Mueller Water Products, Inc., Class A............................  72,387     846,928

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES    VALUE+
                                                                       ------- -----------
INDUSTRIALS -- (Continued)
*    MYR Group, Inc...................................................  19,582 $   673,817
#    National Presto Industries, Inc..................................   5,471     470,998
*    NL Industries, Inc...............................................     100         413
#    NN, Inc..........................................................  18,396     132,819
     Norfolk Southern Corp............................................ 545,229  99,231,678
*    Northwest Pipe Co................................................   5,286     161,223
*    NOW, Inc.........................................................   6,649      70,080
     nVent Electric P.L.C............................................. 136,734   3,153,086
     Oshkosh Corp.....................................................  76,335   6,517,482
     Owens Corning.................................................... 149,300   9,149,104
     PACCAR, Inc......................................................  84,661   6,439,316
*    PAM Transportation Services, Inc.................................   6,449     369,528
     Park Aerospace Corp..............................................   9,330     158,517
     Park-Ohio Holdings Corp..........................................   2,542      78,192
*    Patrick Industries, Inc..........................................   2,700     133,407
     Pentair P.L.C.................................................... 112,916   4,682,627
*    Perma-Pipe International Holdings, Inc...........................   8,900      79,032
*    PGT Innovations, Inc.............................................  42,780     755,495
     Powell Industries, Inc...........................................   5,719     223,956
     Preformed Line Products Co.......................................     400      21,840
     Primoris Services Corp...........................................  34,000     694,960
#    Quad/Graphics, Inc...............................................   6,491      29,404
     Quanex Building Products Corp....................................  30,731     592,801
     Quanta Services, Inc............................................. 168,307   7,077,309
*    Radiant Logistics, Inc...........................................  42,044     226,617
     Raytheon Co......................................................   6,649   1,410,984
*    RBC Bearings, Inc................................................   1,191     191,084
*    RCM Technologies, Inc............................................  15,245      45,887
     Regal Beloit Corp................................................  22,480   1,664,644
     Republic Services, Inc........................................... 429,755  37,607,860
*    Resideo Technologies, Inc........................................  27,514     262,208
     Resources Connection, Inc........................................  31,255     457,886
*    Rexnord Corp.....................................................  66,378   1,877,834
     Rush Enterprises, Inc., Class A..................................  33,503   1,463,746
     Rush Enterprises, Inc., Class B..................................  18,522     794,964
     Ryder System, Inc................................................  89,844   4,369,114
*    Saia, Inc........................................................  29,325   2,615,790
     Schneider National, Inc., Class B................................   9,398     214,932
# *  Sensata Technologies Holding P.L.C............................... 104,496   5,349,150
*    SIFCO Industries, Inc............................................   4,527      11,544
     Simpson Manufacturing Co., Inc...................................  37,725   3,117,594
     SkyWest, Inc.....................................................  57,460   3,421,743
     Snap-on, Inc.....................................................  30,615   4,980,142
     Southwest Airlines Co............................................ 531,263  29,819,792
     Spartan Motors, Inc..............................................  33,020     576,859
*    Spirit Airlines, Inc.............................................  63,489   2,384,647
*    SPX FLOW, Inc....................................................  20,967     949,386
     Standex International Corp.......................................  22,341   1,693,001
     Stanley Black & Decker, Inc...................................... 129,900  19,657,767
     Steelcase, Inc., Class A......................................... 100,669   1,758,687
# *  Stericycle, Inc..................................................  34,100   1,964,160
*    Sterling Construction Co., Inc...................................  29,900     485,725
*    Team, Inc........................................................  12,074     219,264
     Terex Corp.......................................................  37,136   1,023,097
     Tetra Tech, Inc..................................................  57,122   4,996,461
# *  Textainer Group Holdings, Ltd....................................  10,800     111,780
     Textron, Inc.....................................................   1,844      84,990
*    Thermon Group Holdings, Inc......................................   5,700     135,831
     Timken Co. (The).................................................  40,125   1,966,125

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES     VALUE+
                                                                       ------- ------------
INDUSTRIALS -- (Continued)
     Titan International, Inc.........................................  27,586 $     73,655
*    Titan Machinery, Inc.............................................  17,783      295,198
*    Transcat, Inc....................................................   7,700      241,318
*    TriMas Corp......................................................   7,200      232,704
#    Trinity Industries, Inc.......................................... 120,734    2,388,119
     Triton International, Ltd........................................  28,353    1,040,555
#    Triumph Group, Inc...............................................   3,794       78,801
*    Tutor Perini Corp................................................  19,285      298,339
*    Twin Disc, Inc...................................................   6,900       74,244
*    Ultralife Corp...................................................   3,309       28,590
     UniFirst Corp....................................................  18,705    3,756,712
     Union Pacific Corp............................................... 561,768   92,950,133
*    United Airlines Holdings, Inc.................................... 114,796   10,428,069
*    United Rentals, Inc..............................................     800      106,856
     United Technologies Corp......................................... 245,098   35,191,171
# *  Univar Solutions, Inc............................................  77,916    1,672,077
     Universal Forest Products, Inc...................................  95,400    4,804,344
# *  USA Truck, Inc...................................................   7,482       59,332
     Valmont Industries, Inc..........................................  10,420    1,429,520
*    Vectrus, Inc.....................................................  10,469      478,538
# *  Veritiv Corp.....................................................   9,937      135,541
     Viad Corp........................................................  23,193    1,415,237
     Virco Manufacturing Corp.........................................  12,601       49,396
     VSE Corp.........................................................   6,244      239,894
     Wabash National Corp.............................................  23,800      339,388
     Watts Water Technologies, Inc., Class A..........................  27,709    2,583,864
     Werner Enterprises, Inc..........................................  51,539    1,881,173
*    Wesco Aircraft Holdings, Inc.....................................  16,656      183,549
*    WESCO International, Inc.........................................  50,840    2,549,626
# *  Willdan Group, Inc...............................................   7,100      215,130
*    Willis Lease Finance Corp........................................   6,713      365,926
     Woodward, Inc....................................................  14,712    1,569,182
# *  XPO Logistics, Inc............................................... 103,005    7,869,582
                                                                               ------------
TOTAL INDUSTRIALS.....................................................          885,520,604
                                                                               ------------
INFORMATION TECHNOLOGY -- (11.9%)
*    ACI Worldwide, Inc...............................................  49,250    1,545,957
*    Advanced Energy Industries, Inc..................................  15,342      906,712
*    Agilysys, Inc....................................................  14,791      372,585
*    Alithya Group, Inc., Class A.....................................  11,334       30,828
     Alliance Data Systems Corp.......................................  15,826    1,582,600
*    Alpha & Omega Semiconductor, Ltd.................................  20,661      269,833
     Amdocs, Ltd......................................................  99,072    6,459,494
*    Amkor Technology, Inc............................................   1,400       17,402
     Analog Devices, Inc.............................................. 111,958   11,938,082
*    Anixter International, Inc.......................................  17,801    1,473,033
*    Arrow Electronics, Inc........................................... 175,521   13,915,305
     AstroNova, Inc...................................................   6,285       99,680
*    Avaya Holdings Corp..............................................   4,570       55,251
     Avnet, Inc....................................................... 139,400    5,514,664
     AVX Corp.........................................................  72,760    1,114,683
*    Aware, Inc.......................................................  14,326       38,107
*    Axcelis Technologies, Inc........................................  31,733      608,322
*    AXT, Inc.........................................................  24,921       77,754
     Bel Fuse, Inc., Class A..........................................   3,574       47,892
     Bel Fuse, Inc., Class B..........................................  11,381      167,414
     Belden, Inc......................................................  12,684      650,436
     Benchmark Electronics, Inc.......................................  62,063    2,103,936
     Brooks Automation, Inc...........................................  50,847    2,159,472

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                        SHARES      VALUE+
                                                                       --------- ------------
INFORMATION TECHNOLOGY -- (Continued)
     Cabot Microelectronics Corp......................................    13,809 $  2,086,816
*    CACI International, Inc., Class A................................    27,304    6,109,270
*    CalAmp Corp......................................................    34,000      381,480
*    Calix, Inc.......................................................     8,963       68,567
# *  Carbonite, Inc...................................................    18,200      312,494
# *  Cardtronics P.L.C., Class A......................................    13,293      455,418
*    CCUR Holdings, Inc...............................................    11,740       41,677
*    Cerence Inc......................................................    24,487      379,548
*    Ciena Corp.......................................................   133,800    4,966,656
*    Cirrus Logic, Inc................................................    66,501    4,519,408
     Cisco Systems, Inc............................................... 4,221,011  200,540,233
     Cognizant Technology Solutions Corp., Class A....................     5,149      313,780
*    Coherent, Inc....................................................    16,244    2,419,056
     Cohu, Inc........................................................    35,808      595,129
# *  CommScope Holding Co., Inc.......................................   149,929    1,679,205
     Comtech Telecommunications Corp..................................    15,569      544,137
*    Conduent, Inc....................................................    14,381       88,875
*    CoreLogic, Inc...................................................    96,545    3,909,107
     Corning, Inc.....................................................   785,955   23,287,847
*    Cree, Inc........................................................    77,800    3,713,394
     CSP, Inc.........................................................     2,414       29,982
     CTS Corp.........................................................    66,936    1,785,852
*    CyberOptics Corp.................................................     3,281       60,305
     Cypress Semiconductor Corp.......................................   271,878    6,326,601
     Daktronics, Inc..................................................    44,000      301,840
*    Dell Technologies, Inc., Class C.................................    24,705    1,306,647
*    Digi International, Inc..........................................    25,438      366,816
*    Diodes, Inc......................................................    46,870    2,186,485
     Dolby Laboratories, Inc., Class A................................     5,854      376,588
*    DSP Group, Inc...................................................    46,713      696,491
     DXC Technology Co................................................   228,936    6,334,659
*    EchoStar Corp., Class A..........................................    29,950    1,168,050
*    EMCORE Corp......................................................       744        2,210
*    ePlus, Inc.......................................................    17,490    1,366,494
*    Fabrinet.........................................................    41,355    2,325,392
*    FARO Technologies, Inc...........................................    17,200      820,096
     Fidelity National Information Services, Inc......................   198,899   26,206,932
# *  First Solar, Inc.................................................    33,283    1,723,727
*    Fiserv, Inc......................................................       410       43,517
*    Flex, Ltd........................................................   467,295    5,490,716
     FLIR Systems, Inc................................................    78,882    4,067,156
*    FormFactor, Inc..................................................    83,395    1,820,513
*    Frequency Electronics, Inc.......................................     7,390       87,202
*    GSI Technology, Inc..............................................     2,491       19,480
*    Harmonic, Inc....................................................   102,517      797,582
     Hewlett Packard Enterprise Co....................................   894,616   14,680,649
*    Ichor Holdings, Ltd..............................................    14,000      407,540
# *  II-VI, Inc.......................................................    82,499    2,734,842
*    Insight Enterprises, Inc.........................................    42,100    2,584,098
     Intel Corp....................................................... 4,943,498  279,455,942
     InterDigital, Inc................................................    31,683    1,699,159
# *  IPG Photonics Corp...............................................    16,158    2,169,696
*    Itron, Inc.......................................................    25,301    1,929,454
     Jabil, Inc.......................................................   156,633    5,767,227
     Juniper Networks, Inc............................................   226,000    5,609,320
     KBR, Inc.........................................................    89,786    2,528,374
#    KEMET Corp.......................................................    58,223    1,265,768
*    Key Tronic Corp..................................................    17,623      105,209
*    Kimball Electronics, Inc.........................................    23,443      348,363

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES    VALUE+
                                                                       ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
*    Knowles Corp.....................................................  97,815 $ 2,110,848
     Kulicke & Soffa Industries, Inc..................................  74,988   1,780,590
*    KVH Industries, Inc..............................................  13,696     139,973
*    Lattice Semiconductor Corp.......................................  35,397     693,427
*    Limelight Networks, Inc..........................................  63,304     267,143
     Littelfuse, Inc..................................................   5,114     897,865
*    LiveRamp Holdings, Inc...........................................  48,169   1,882,926
     LogMeIn, Inc.....................................................  19,808   1,300,989
# *  Lumentum Holdings, Inc...........................................  51,495   3,226,677
     ManTech International Corp., Class A.............................  30,048   2,379,201
     Marvell Technology Group, Ltd.................................... 166,418   4,058,935
     Methode Electronics, Inc.........................................  72,016   2,477,350
*    Micron Technology, Inc........................................... 878,203  41,758,553
*    MicroStrategy, Inc., Class A.....................................     200      30,650
     MKS Instruments, Inc.............................................  62,405   6,753,469
     MTS Systems Corp.................................................  20,700   1,169,136
*    NETGEAR, Inc.....................................................  34,428     935,409
*    Netscout Systems, Inc............................................   9,089     220,136
*    Nuance Communications, Inc....................................... 195,900   3,197,088
*    ON Semiconductor Corp............................................ 379,816   7,748,246
*    Onto Innovation Inc..............................................  46,998   1,513,326
*    Optical Cable Corp...............................................  10,474      30,898
*    OSI Systems, Inc.................................................  19,200   1,905,408
# *  PAR Technology Corp..............................................  10,048     251,803
     PC Connection, Inc...............................................  35,467   1,732,208
*    Perceptron, Inc..................................................   1,300       5,895
*    Perficient, Inc..................................................  28,300   1,109,360
     Perspecta, Inc................................................... 114,468   3,037,981
*    Photronics, Inc..................................................  79,712     940,602
     Plantronics, Inc.................................................   2,093      82,506
*    Plexus Corp......................................................  35,152   2,599,139
*    Qorvo, Inc.......................................................  95,832   7,748,976
*    Rambus, Inc......................................................   9,315     128,966
     Richardson Electronics, Ltd......................................  15,464      89,227
*    Rogers Corp......................................................  10,243   1,387,722
*    Sanmina Corp.....................................................  39,846   1,224,468
*    ScanSource, Inc..................................................  21,541     695,774
     Science Applications International Corp..........................  47,819   3,950,806
*    Silicon Laboratories, Inc........................................   4,106     436,221
     SS&C Technologies Holdings, Inc..................................  51,586   2,682,988
*    Sykes Enterprises, Inc...........................................  21,292     657,816
# *  Synaptics, Inc...................................................  38,700   1,629,657
     SYNNEX Corp......................................................  55,899   6,581,548
     TE Connectivity, Ltd............................................. 197,255  17,654,322
*    Tech Data Corp...................................................  81,325   9,880,987
     TESSCO Technologies, Inc.........................................   8,689     115,477
     TiVo Corp........................................................  19,000     154,660
# *  TTM Technologies, Inc............................................  72,684     851,130
# *  Ultra Clean Holdings, Inc........................................  24,282     518,906
*    Veeco Instruments, Inc...........................................  15,978     217,940
*    Verint Systems, Inc..............................................  44,826   2,034,652
*    ViaSat, Inc......................................................  22,243   1,531,208
*    Viavi Solutions, Inc.............................................  16,203     258,600
*    Virtusa Corp.....................................................  30,064   1,120,786
     Vishay Intertechnology, Inc...................................... 151,731   3,057,380
*    Vishay Precision Group, Inc......................................  16,480     561,144
     Western Digital Corp............................................. 215,907  11,151,597
*    Xerox Holdings Corp.............................................. 219,074   7,433,181

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES     VALUE+
                                                                       ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
     Xperi Corp.......................................................  54,435 $  1,105,303
                                                                               ------------
TOTAL INFORMATION TECHNOLOGY..........................................          875,657,692
                                                                               ------------
MATERIALS -- (2.5%)
*    AdvanSix, Inc....................................................  19,500      443,820
#    Albemarle Corp...................................................  92,334    5,608,367
# *  Alcoa Corp....................................................... 210,309    4,372,324
# *  Allegheny Technologies, Inc......................................  66,897    1,405,506
*    Amcor P.L.C...................................................... 213,649    2,033,938
     Ashland Global Holdings, Inc..................................... 112,560    8,708,767
*    Berry Global Group, Inc..........................................   8,100      336,231
     Boise Cascade Co.................................................  43,464    1,554,707
     Cabot Corp.......................................................  52,535    2,290,001
     Carpenter Technology Corp........................................  52,999    2,598,011
*    Century Aluminum Co..............................................  15,822       92,242
*    Clearwater Paper Corp............................................     895       16,593
     Commercial Metals Co.............................................  87,797    1,697,116
#    Compass Minerals International, Inc..............................   3,757      212,195
*    Core Molding Technologies, Inc...................................  11,847       67,646
*    Corteva, Inc.....................................................   3,686       97,237
     Domtar Corp......................................................  46,407    1,688,751
*    Dow, Inc......................................................... 163,118    8,235,828
     DuPont de Nemours, Inc........................................... 100,265    6,608,466
     Eagle Materials, Inc.............................................  27,740    2,533,772
# *  Element Solutions, Inc...........................................  90,367      981,386
     Freeport-McMoRan, Inc............................................ 302,737    2,972,877
     Friedman Industries, Inc.........................................   3,048       21,122
     FutureFuel Corp..................................................   6,104       75,262
#    Gold Resource Corp...............................................  53,300      233,454
     Graphic Packaging Holding Co..................................... 204,980    3,209,987
     Greif, Inc., Class A.............................................  21,053      824,646
     Greif, Inc., Class B.............................................     400       18,812
     Hawkins, Inc.....................................................  10,809      462,085
     Haynes International, Inc........................................  10,047      346,220
#    HB Fuller Co.....................................................  57,208    2,791,750
     Hecla Mining Co..................................................  73,348      168,700
     Huntsman Corp.................................................... 219,652    4,860,899
     Innophos Holdings, Inc...........................................  22,786      743,279
     Innospec, Inc....................................................  19,133    1,747,991
     Kaiser Aluminum Corp.............................................  27,181    2,910,542
*    Kraton Corp......................................................  18,082      405,398
     Kronos Worldwide, Inc............................................   2,217       28,112
     Linde P.L.C......................................................  38,940    7,723,749
     Louisiana-Pacific Corp........................................... 173,457    5,070,148
*    LSB Industries, Inc..............................................   1,758        7,436
     LyondellBasell Industries NV, Class A............................  66,107    5,929,798
     Martin Marietta Materials, Inc...................................  23,633    6,189,719
     Materion Corp....................................................  19,190    1,090,760
     Mercer International, Inc........................................  21,725      265,045
     Minerals Technologies, Inc.......................................  34,280    1,695,146
     Neenah, Inc......................................................   7,684      495,618
     Newmont Goldcorp Corp............................................  48,146    1,912,841
#    Northern Technologies International Corp.........................   6,070       75,754
     Nucor Corp....................................................... 105,332    5,672,128
     Olin Corp........................................................ 186,712    3,424,298
     Olympic Steel, Inc...............................................   9,986      149,590
     Owens-Illinois, Inc..............................................  52,313      444,661
     Packaging Corp. of America.......................................  27,871    3,050,760
     PH Glatfelter Co.................................................  43,300      779,400

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                                       SHARES     VALUE+
                                                                       ------- ------------
MATERIALS -- (Continued)
     PolyOne Corp.....................................................   1,985 $     63,619
*    PQ Group Holdings, Inc...........................................   2,829       46,594
     Rayonier Advanced Materials, Inc.................................   4,094       17,072
     Reliance Steel & Aluminum Co.....................................  93,801   10,884,668
     Resolute Forest Products, Inc....................................  46,500      168,330
#    Royal Gold, Inc..................................................  44,609    5,149,663
*    Ryerson Holding Corp.............................................  10,600       92,114
     Schnitzer Steel Industries, Inc., Class A........................     400        8,536
     Schweitzer-Mauduit International, Inc............................  31,500    1,275,435
     Sensient Technologies Corp.......................................  38,101    2,383,599
     Silgan Holdings, Inc.............................................   5,100      156,927
     Sonoco Products Co...............................................  80,873    4,666,372
     Steel Dynamics, Inc.............................................. 215,469    6,541,639
     Stepan Co........................................................  22,152    2,164,693
# *  Summit Materials, Inc., Class A..................................  26,298      603,013
*    SunCoke Energy, Inc..............................................  45,766      242,102
     Synalloy Corp....................................................     949       14,861
# *  TimkenSteel Corp.................................................  36,857      207,136
*    Trecora Resources................................................  10,776       94,506
     Tredegar Corp....................................................  26,545      527,715
#    Trinseo SA.......................................................  33,919    1,441,558
*    Tronox Holdings P.L.C., Class A..................................  57,713      489,983
*    UFP Technologies, Inc............................................     339       14,106
     United States Lime & Minerals, Inc...............................   2,500      221,250
#    United States Steel Corp......................................... 168,857    1,943,544
# *  Universal Stainless & Alloy Products, Inc........................   6,269       84,130
# *  US Concrete, Inc.................................................  10,500      548,730
     Valvoline, Inc................................................... 204,538    4,364,841
*    Verso Corp., Class A.............................................   2,361       34,565
     Vulcan Materials Co..............................................  58,246    8,321,606
#    Westlake Chemical Corp........................................... 158,152    9,993,625
     WestRock Co...................................................... 162,029    6,055,024
     Worthington Industries, Inc......................................  47,320    1,741,849
                                                                               ------------
TOTAL MATERIALS.......................................................          187,944,296
                                                                               ------------
REAL ESTATE -- (0.2%)
*    Alexander & Baldwin, Inc.........................................  55,273    1,299,468
     Griffin Industrial Realty, Inc...................................   1,500       59,070
*    Howard Hughes Corp. (The)........................................  29,339    3,280,687
     Jones Lang LaSalle, Inc..........................................  40,139    5,881,166
     Kennedy-Wilson Holdings, Inc.....................................  96,704    2,225,159
     Newmark Group, Inc., Class A.....................................  28,647      304,231
*    Rafael Holdings, Inc., Class B...................................     550        9,554
     RE/MAX Holdings, Inc., Class A...................................   3,800      127,110
# *  St Joe Co. (The).................................................  40,700      754,985
*    Stratus Properties, Inc..........................................   3,069       84,643
                                                                               ------------
TOTAL REAL ESTATE.....................................................           14,026,073
                                                                               ------------
UTILITIES -- (0.1%)
     MDU Resources Group, Inc......................................... 134,867    3,896,308
     New Jersey Resources Corp........................................  53,254    2,321,874
     NRG Energy, Inc..................................................  55,469    2,225,416

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                           SHARES       VALUE+
                                                                          --------- --------------
UTILITIES -- (Continued)
        Ormat Technologies, Inc..........................................    21,734 $    1,663,955
                                                                                    --------------
TOTAL UTILITIES..........................................................               10,107,553
                                                                                    --------------
TOTAL COMMON STOCKS......................................................            7,272,088,985
                                                                                    --------------
RIGHTS/WARRANTS -- (0.0%)
ENERGY -- (0.0%)
# * >>  Parker Drilling Co...............................................       710              0
                                                                                    --------------
TOTAL INVESTMENT SECURITIES
  (Cost $3,953,673,965)..................................................            7,272,088,985
                                                                                    --------------
TEMPORARY CASH INVESTMENTS -- (0.0%)
        State Street Institutional U.S. Government Money Market Fund
          1.752%......................................................... 2,947,951      2,947,951
                                                                                    --------------
SECURITIES LENDING COLLATERAL -- (1.4%)
@ (S)   The DFA Short Term Investment Fund............................... 8,794,388    101,759,864
                                                                                    --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,058,366,096)..................................................           $7,376,796,800
                                                                                    ==============

P.L.C.Public Limited Company
SA  Special Assessment
+   See Note B to Financial Statements.
#   Total or Partial Securities on Loan.
*   Non-Income Producing Securities.
>> Securities that have generally been fair value factored. See Note B to Financial Statements.
@   Security purchased with cash proceeds from Securities on Loan.
(S) Affiliated Fund.

Summary of the Series' investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------------
                                                 LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                              -------------- ------------ ------- --------------
Common Stocks
   Communication Services.................... $  954,675,739           --   --    $  954,675,739
   Consumer Discretionary....................    470,921,272 $      2,381   --       470,923,653
   Consumer Staples..........................    440,617,282           --   --       440,617,282
   Energy....................................    700,125,229           --   --       700,125,229
   Financials................................  1,753,040,635       28,911   --     1,753,069,546
   Health Care...............................    979,421,318           --   --       979,421,318
   Industrials...............................    885,520,604           --   --       885,520,604
   Information Technology....................    875,657,692           --   --       875,657,692
   Materials.................................    187,944,296           --   --       187,944,296
   Real Estate...............................     14,026,073           --   --        14,026,073
   Utilities.................................     10,107,553           --   --        10,107,553
Temporary Cash Investments...................      2,947,951           --   --         2,947,951
Securities Lending Collateral................             --  101,759,864   --       101,759,864
                                              -------------- ------------   --    --------------
TOTAL........................................ $7,275,005,644 $101,791,156   --    $7,376,796,800
                                              ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       VA U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES   VALUE+
                                                                      ------ ----------
COMMON STOCKS -- (95.5%)
COMMUNICATION SERVICES -- (2.9%)
    A.H. Belo Corp., Class A.........................................  6,766 $   24,358
#   AMC Entertainment Holdings, Inc., Class A........................ 13,141    123,131
    ATN International, Inc...........................................  4,526    268,075
*   Ballantyne Strong, Inc...........................................  3,604     10,488
    Beasley Broadcast Group, Inc., Class A...........................  1,850      5,291
#*  Cars.com, Inc.................................................... 16,027    181,265
*   Cincinnati Bell, Inc.............................................    420      2,146
    Cinemark Holdings, Inc........................................... 10,940    400,404
#*  comScore, Inc....................................................  8,391     19,383
#   Consolidated Communications Holdings, Inc........................ 15,209     60,836
*   Cumulus Media, Inc., Class A.....................................  1,778     24,341
*   DHI Group, Inc................................................... 19,403     70,239
*   DISH Network Corp., Class A......................................    611     21,006
    Emerald Expositions Events, Inc.................................. 10,217     99,309
#   Entercom Communications Corp., Class A........................... 36,320    126,394
    Entravision Communications Corp., Class A........................ 24,076     68,376
    EW Scripps Co. (The), Class A.................................... 18,731    251,651
#*  Fluent, Inc......................................................  7,580     17,661
#*  Frontier Communications Corp..................................... 15,962     14,525
#*  Gaia, Inc........................................................  1,095      7,588
#   Gannett Co., Inc................................................. 27,965    303,420
*   GCI Liberty, Inc., Class A.......................................     72      5,039
*   Gray Television, Inc............................................. 21,343    350,239
*   Harte-Hanks, Inc.................................................  1,068      2,852
*   Hemisphere Media Group, Inc......................................  3,920     50,607
*   IMAX Corp........................................................  9,426    201,245
*   Iridium Communications, Inc...................................... 18,610    455,387
    John Wiley & Sons, Inc., Class A.................................  6,227    286,878
*   Liberty Latin America, Ltd., Class A............................. 10,147    189,647
*   Liberty Latin America, Ltd., Class C............................. 23,000    423,430
*   Liberty TripAdvisor Holdings, Inc., Class A...................... 31,566    304,612
#   Lions Gate Entertainment Corp., Class A.......................... 16,492    131,771
    Lions Gate Entertainment Corp., Class B.......................... 22,729    170,240
*   Marchex, Inc., Class B...........................................  9,439     31,243
    Marcus Corp. (The)...............................................  4,677    168,840
#*  Meet Group, Inc. (The)........................................... 25,341    107,953
#   Meredith Corp....................................................  9,874    372,250
#   New Media Investment Group, Inc.................................. 14,664    129,190
    News Corp., Class A.............................................. 78,638  1,078,127
    News Corp., Class B.............................................. 37,165    524,770
    Nexstar Media Group, Inc., Class A...............................  9,970    969,981
*   ORBCOMM, Inc..................................................... 15,988     64,112
#*  QuinStreet, Inc..................................................  2,238     28,713
*   Reading International, Inc., Class A.............................  5,626     63,968
    Saga Communications, Inc., Class A...............................  1,966     59,314
    Salem Media Group, Inc...........................................  4,900      7,399
    Scholastic Corp..................................................  8,907    342,919
    Sinclair Broadcast Group, Inc., Class A..........................  8,719    347,365
    Spok Holdings, Inc...............................................  6,453     76,791
    TEGNA, Inc....................................................... 24,974    375,359
    Telephone & Data Systems, Inc.................................... 23,909    623,786
    Townsquare Media, Inc., Class A..................................  1,365      9,268
    Tribune Publishing Co............................................  7,478     67,003
*   TrueCar Inc...................................................... 11,276     36,985

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE+
                                                                      ------ -----------
COMMUNICATION SERVICES -- (Continued)
*   United States Cellular Corp......................................  7,480 $   278,406
                                                                             -----------
TOTAL COMMUNICATION SERVICES.........................................         10,435,576
                                                                             -----------
CONSUMER DISCRETIONARY -- (13.6%)
*   1-800-Flowers.com, Inc., Class A................................. 10,868     154,978
    Aaron's, Inc..................................................... 12,686     950,562
#   Abercrombie & Fitch Co., Class A................................. 26,345     426,526
    Acushnet Holdings Corp........................................... 18,980     539,981
    Adient P.L.C..................................................... 20,911     443,104
*   Adtalem Global Education, Inc.................................... 19,776     588,929
*   American Axle & Manufacturing Holdings, Inc...................... 32,846     274,593
    American Eagle Outfitters, Inc................................... 41,141     632,749
*   American Outdoor Brands Corp..................................... 13,278      94,008
*   American Public Education, Inc...................................  8,083     175,563
*   America's Car-Mart, Inc..........................................  2,763     251,405
    Aramark.......................................................... 23,687   1,036,543
    Ark Restaurants Corp.............................................    411       8,425
#*  Ascena Retail Group, Inc......................................... 52,471      18,480
#*  At Home Group, Inc............................................... 10,208      86,972
*   AutoNation, Inc.................................................. 22,508   1,144,532
*   Barnes & Noble Education, Inc.................................... 17,003      69,882
    Bassett Furniture Industries, Inc................................  2,400      36,600
    BBX Capital Corp................................................. 16,274      72,745
#   Bed Bath & Beyond, Inc........................................... 29,592     405,410
    Big 5 Sporting Goods Corp........................................  7,076      22,643
    Big Lots, Inc....................................................  8,276     179,341
*   Biglari Holdings, Inc., Class A..................................     30      12,631
*   Biglari Holdings, Inc., Class B..................................    525      43,827
    BJ's Restaurants, Inc............................................    261      10,333
*   Boot Barn Holdings, Inc..........................................  6,193     217,065
    BorgWarner, Inc.................................................. 35,988   1,499,980
    Bowl America, Inc., Class A......................................    120       1,872
#   Boyd Gaming Corp.................................................  1,076      29,321
#*  Build-A-Bear Workshop, Inc.......................................  7,383      25,693
    Caleres, Inc..................................................... 10,825     232,954
    Callaway Golf Co................................................. 23,049     466,051
*   Capri Holdings, Ltd.............................................. 21,328     662,661
*   Career Education Corp............................................  5,905      83,615
    Carriage Services, Inc...........................................  4,980     128,285
*   Carrols Restaurant Group, Inc....................................  9,010      64,241
    Cato Corp. (The), Class A........................................  6,385     111,674
*   Cavco Industries, Inc............................................  1,774     339,987
*   Century Casinos, Inc.............................................  6,224      45,995
*   Century Communities, Inc.........................................  7,525     227,029
    Chico's FAS, Inc................................................. 38,362     131,965
*   Chuy's Holdings, Inc.............................................  3,600      87,732
    Citi Trends, Inc.................................................  3,808      67,973
    Clarus Corp......................................................  2,603      33,188
*   Conn's, Inc......................................................  7,013     169,644
#*  Container Store Group, Inc. (The)................................  5,454      23,016
    Cooper Tire & Rubber Co.......................................... 12,773     360,710
*   Cooper-Standard Holdings, Inc....................................  4,264     135,851
    Core-Mark Holding Co., Inc.......................................  6,854     209,184
    Crown Crafts, Inc................................................  1,600       9,872
    CSS Industries, Inc..............................................  2,121       9,544
    Culp, Inc........................................................  2,793      43,208
    Dana, Inc........................................................ 22,505     365,256
*   Del Taco Restaurants, Inc........................................ 13,090      99,942
*   Delta Apparel, Inc...............................................  2,240      55,888

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ ----------
CONSUMER DISCRETIONARY -- (Continued)
    Designer Brands, Inc., Class A................................... 17,248 $  284,592
*   Destination XL Group, Inc........................................    363        526
#   Dick's Sporting Goods, Inc....................................... 16,299    634,520
#   Dillard's, Inc., Class A.........................................  7,236    499,139
#   Dine Brands Global, Inc..........................................    792     57,935
*   Dixie Group, Inc. (The)..........................................  3,300      6,468
    Dover Motorsports, Inc...........................................  3,360      6,485
#*  El Pollo Loco Holdings, Inc......................................  7,560     87,847
#*  Eldorado Resorts, Inc............................................  1,576     70,558
    Escalade, Inc....................................................    794      9,099
    Ethan Allen Interiors, Inc.......................................  7,093    139,803
#*  Express, Inc..................................................... 26,099     84,039
    Extended Stay America, Inc.......................................  8,467    120,316
*   Fiesta Restaurant Group, Inc.....................................  8,026     68,983
    Flexsteel Industries, Inc........................................  1,834     30,389
    Foot Locker, Inc................................................. 17,232    749,764
#*  Fossil Group, Inc................................................ 19,042    207,177
#*  Francesca's Holdings Corp........................................    682     11,833
*   Franchise Group, Inc.............................................  1,820     21,767
#   GameStop Corp., Class A.......................................... 23,664    128,732
    Gap, Inc. (The).................................................. 42,242    686,855
*   Genesco, Inc.....................................................  5,677    220,551
    Gentex Corp...................................................... 25,479    714,686
*   Gentherm, Inc....................................................  5,780    241,431
*   G-III Apparel Group, Ltd......................................... 11,226    281,885
    Goodyear Tire & Rubber Co. (The)................................. 56,026    889,133
    Graham Holdings Co., Class B.....................................  1,254    789,594
*   Green Brick Partners, Inc........................................  8,970     90,328
    Group 1 Automotive, Inc..........................................  4,736    470,948
#   Guess?, Inc...................................................... 21,305    356,859
*   Habit Restaurants, Inc. (The), Class A...........................  4,612     48,472
#   Harley-Davidson, Inc.............................................  1,023     39,805
    Haverty Furniture Cos., Inc......................................  3,937     71,417
#*  Hibbett Sports, Inc..............................................  6,411    152,966
    Hooker Furniture Corp............................................  2,723     64,453
*   Horizon Global Corp..............................................  2,583      9,919
*   Houghton Mifflin Harcourt Co..................................... 28,477    183,961
*   Hudson, Ltd., Class A............................................    798      9,911
    International Game Technology P.L.C.............................. 38,236    506,245
*   iRobot Corp......................................................    500     24,030
*   J Alexander's Holdings, Inc......................................  3,615     34,885
#   J. Jill, Inc.....................................................  3,554      6,148
#*  JAKKS Pacific, Inc...............................................    539        415
#*  JC Penney Co., Inc............................................... 27,209     27,209
    Johnson Outdoors, Inc., Class A..................................  2,148    125,765
*   K12, Inc......................................................... 11,866    234,828
    KB Home.......................................................... 22,037    786,501
#*  Kirkland's, Inc..................................................  5,543      8,758
    Kohl's Corp...................................................... 24,805  1,271,504
*   Lakeland Industries, Inc.........................................  3,668     40,531
#*  Lands' End, Inc..................................................  4,843     58,455
*   Laureate Education, Inc., Class A................................  4,188     64,726
    La-Z-Boy, Inc.................................................... 11,360    403,394
    LCI Industries...................................................    653     63,419
    Lear Corp........................................................ 10,262  1,208,556
#*  LGI Homes, Inc...................................................    601     47,166
*   Libbey, Inc......................................................  7,719     13,894
    Lifetime Brands, Inc.............................................  3,891     31,089
*   Lincoln Educational Services Corp................................  5,134      9,960

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
*   Liquidity Services, Inc..........................................   8,718 $   56,580
#   Lithia Motors, Inc., Class A.....................................   5,099    802,991
*   Luby's, Inc......................................................   7,944     14,617
*   M/I Homes, Inc...................................................   5,985    264,417
#   Macy's, Inc......................................................  78,121  1,184,314
*   MarineMax, Inc...................................................   6,458     99,776
    Marriott Vacations Worldwide Corp................................   7,285    800,840
    MDC Holdings, Inc................................................  15,709    608,095
>>  Media General, Inc...............................................  11,816      1,117
*   Meritage Homes Corp..............................................   9,811    707,275
*   Modine Manufacturing Co..........................................  22,685    259,290
*   Mohawk Industries, Inc...........................................   6,753    968,245
*   Monarch Casino & Resort, Inc.....................................     777     33,559
#*  Motorcar Parts of America, Inc...................................   5,453    103,934
    Movado Group, Inc................................................   3,197     83,282
*   Murphy USA, Inc..................................................     553     65,215
*   National Vision Holdings, Inc....................................     401      9,544
*   Nautilus, Inc....................................................  13,516     22,301
*   New Home Co., Inc. (The).........................................   4,689     21,898
    Newell Brands, Inc...............................................  55,202  1,047,182
    Office Depot, Inc................................................ 140,311    289,041
    Oxford Industries, Inc...........................................   1,847    127,184
#*  Party City Holdco, Inc...........................................  18,951    106,505
#   Penske Automotive Group, Inc.....................................  18,533    902,928
#*  Pier 1 Imports, Inc..............................................   1,308      7,364
*   Playa Hotels & Resorts NV........................................  11,399     95,068
*   Potbelly Corp....................................................   5,499     23,371
    PulteGroup, Inc..................................................  30,085  1,180,535
    PVH Corp.........................................................  11,757  1,024,740
*   Qurate Retail, Inc., Class A.....................................  53,769    512,956
    RCI Hospitality Holdings, Inc....................................   1,565     29,344
*   Red Lion Hotels Corp.............................................   7,678     46,068
*   Red Robin Gourmet Burgers, Inc...................................   3,969    121,054
*   Regis Corp.......................................................  11,406    234,964
    Rocky Brands, Inc................................................   1,900     52,839
*   RTW RetailWinds, Inc.............................................   5,571      8,245
*   Rubicon Project, Inc. (The)......................................  13,046    110,891
*   Shiloh Industries, Inc...........................................   9,263     33,532
#   Shoe Carnival, Inc...............................................   4,498    149,289
#   Signet Jewelers, Ltd.............................................  19,868    318,683
*   Skyline Champion Corp............................................   2,052     57,928
    Sonic Automotive, Inc., Class A..................................   6,081    195,991
#*  Sportsman's Warehouse Holdings, Inc..............................   2,400     16,344
*   Stamps.com, Inc..................................................   1,504    126,983
    Standard Motor Products, Inc.....................................   5,448    285,257
*   Stoneridge, Inc..................................................   6,084    187,874
    Strattec Security Corp...........................................   1,214     27,473
    Superior Group of Cos, Inc.......................................   3,172     45,899
    Superior Industries International, Inc...........................   6,190     16,094
*   Tandy Leather Factory, Inc.......................................   2,694     13,712
    Tapestry, Inc....................................................  33,680    870,965
*   Taylor Morrison Home Corp........................................  23,684    593,284
#   Tenneco, Inc., Class A...........................................  10,481    131,956
#   Thor Industries, Inc.............................................   4,376    276,826
#   Tile Shop Holdings, Inc..........................................  16,507     27,732
    Tilly's, Inc., Class A...........................................   3,737     38,342
    Toll Brothers, Inc...............................................  43,252  1,720,132
*   TopBuild Corp....................................................  10,058  1,045,328
#*  Trans World Entertainment Corp...................................     430      1,277

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ -----------
CONSUMER DISCRETIONARY -- (Continued)
*   TravelCenters of America, Inc....................................  1,507 $    16,848
*   TRI Pointe Group, Inc............................................ 44,693     703,468
#*  Tuesday Morning Corp............................................. 11,651      15,845
*   Unifi, Inc.......................................................  5,360     146,328
*   Universal Electronics, Inc.......................................  2,709     141,193
*   Universal Technical Institute, Inc...............................  1,400       8,288
#*  Urban Outfitters, Inc............................................ 17,088     490,426
*   Vera Bradley, Inc................................................ 11,647     125,322
*   Vista Outdoor, Inc............................................... 14,619      97,947
#*  Vitamin Shoppe, Inc..............................................  7,235      46,738
*   VOXX International Corp..........................................  9,507      46,109
    Weyco Group, Inc.................................................  2,729      67,324
*   William Lyon Homes, Class A......................................  9,419     182,258
#   Winnebago Industries, Inc........................................  7,482     359,660
    Wolverine World Wide, Inc........................................  8,628     256,079
#*  ZAGG, Inc........................................................  7,970      58,739
*   Zovio, Inc.......................................................  7,465      14,631
*   Zumiez, Inc......................................................  9,329     297,688
                                                                             -----------
TOTAL CONSUMER DISCRETIONARY.........................................         48,414,143
                                                                             -----------
CONSUMER STAPLES -- (3.8%)
    Alico, Inc.......................................................  1,067      35,051
    Andersons, Inc. (The)............................................ 13,781     253,846
#   B&G Foods, Inc...................................................  4,873      75,775
    Bunge, Ltd....................................................... 25,495   1,376,730
#   Cal-Maine Foods, Inc.............................................  4,626     184,531
    Casey's General Stores, Inc......................................    759     129,645
#*  Central Garden & Pet Co..........................................  2,954      88,679
*   Central Garden & Pet Co., Class A................................  9,405     265,973
*   Chefs' Warehouse, Inc. (The).....................................  5,760     190,800
    Coty, Inc., Class A.............................................. 45,544     532,409
*   Craft Brew Alliance, Inc.........................................  6,674      48,654
*   Darling Ingredients, Inc......................................... 40,132     774,548
#   Dean Foods Co.................................................... 25,483      24,973
*   Edgewell Personal Care Co........................................ 13,336     466,760
*   elf Beauty Inc...................................................  3,708      62,294
*   Farmer Brothers Co...............................................  3,928      50,396
    Fresh Del Monte Produce, Inc..................................... 10,493     334,727
#*  Hain Celestial Group, Inc. (The).................................  8,506     201,082
*   Hostess Brands, Inc.............................................. 22,933     293,084
    Ingles Markets, Inc., Class A....................................  3,020     119,079
    Ingredion, Inc................................................... 10,132     800,428
    John B. Sanfilippo & Son, Inc....................................  1,878     199,293
*   Landec Corp......................................................  6,851      67,482
    Limoneira Co.....................................................  2,183      41,302
    Mannatech, Inc...................................................    682      10,571
*   Natural Alternatives International, Inc..........................  1,808      16,109
*   Natural Grocers by Vitamin Cottage, Inc..........................  7,594      66,599
*   Nature's Sunshine Products, Inc..................................  2,068      19,522
    Nu Skin Enterprises, Inc., Class A...............................  1,383      61,654
    Ocean Bio-Chem, Inc..............................................  2,771       9,560
    Oil-Dri Corp. of America.........................................    882      30,879
*   Performance Food Group Co........................................  4,092     174,360
*   Pilgrim's Pride Corp............................................. 13,695     415,780
*   Post Holdings, Inc............................................... 15,635   1,608,842
    PriceSmart, Inc..................................................  3,119     231,118
#*  Pyxus International, Inc.........................................  4,943      56,449
#*  Rite Aid Corp....................................................  1,011       9,301
    Sanderson Farms, Inc.............................................  4,993     772,966

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ -----------
CONSUMER STAPLES -- (Continued)
    Seaboard Corp....................................................    111 $   468,319
*   Seneca Foods Corp., Class A......................................  2,614      92,483
*   Simply Good Foods Co. (The)......................................    499      12,246
    SpartanNash Co...................................................  7,655     100,242
    Spectrum Brands Holdings, Inc....................................  6,092     305,879
*   TreeHouse Foods, Inc.............................................  5,126     276,907
#*  United Natural Foods, Inc........................................ 14,367     107,753
    Universal Corp...................................................  6,117     335,212
*   US Foods Holding Corp............................................ 40,057   1,589,061
#   Village Super Market, Inc., Class A..............................  3,265      86,523
#   Weis Markets, Inc................................................  5,710     219,778
                                                                             -----------
TOTAL CONSUMER STAPLES...............................................         13,695,654
                                                                             -----------
ENERGY -- (7.1%)
    Adams Resources & Energy, Inc....................................    489      14,670
    Amplify Energy Corp..............................................  2,548      18,473
#*  Antero Resources Corp............................................ 86,457     216,143
    Apache Corp...................................................... 39,497     855,505
*   Apergy Corp......................................................  8,322     209,465
#   Arch Coal, Inc., Class A.........................................  5,779     455,905
    Archrock, Inc.................................................... 24,849     239,544
*   Ardmore Shipping Corp............................................  7,341      58,655
*   Aspen Aerogels, Inc..............................................  2,398      13,980
*   Basic Energy Services, Inc.......................................  6,569       3,744
    Berry Petroleum Corp.............................................  5,041      47,335
#*  Bonanza Creek Energy, Inc........................................  4,995      89,011
#*  Callon Petroleum Co.............................................. 54,857     208,457
#*  CARBO Ceramics, Inc..............................................    827       1,199
#*  Carrizo Oil & Gas, Inc...........................................  6,600      48,576
*   Centennial Resource Development, Inc., Class A................... 41,829     142,219
#*  Chaparral Energy, Inc., Class A..................................  2,707       2,537
#*  Chesapeake Energy Corp........................................... 55,432      74,279
    Cimarex Energy Co................................................ 15,429     651,412
*   Clean Energy Fuels Corp.......................................... 45,020     101,295
*   CNX Resources Corp............................................... 59,883     504,814
*   CONSOL Energy, Inc...............................................  7,672     101,501
#*  Contango Oil & Gas Co............................................ 10,315      25,684
*   Dawson Geophysical Co............................................  8,749      20,998
    Delek US Holdings, Inc........................................... 17,936     716,543
#*  Denbury Resources, Inc........................................... 65,691      65,566
    Devon Energy Corp................................................ 68,997   1,399,259
    DHT Holdings, Inc................................................ 30,170     233,214
#*  Diamond Offshore Drilling, Inc................................... 27,754     146,819
*   Dorian LPG, Ltd.................................................. 14,226     177,114
#*  Dril-Quip, Inc................................................... 10,838     444,575
*   Earthstone Energy, Inc., Class A.................................  3,585      13,910
#   EnLink Midstream LLC............................................. 37,238     232,737
*   Era Group, Inc...................................................  6,933      67,042
    Evolution Petroleum Corp.........................................  3,200      17,984
*   Exterran Corp.................................................... 10,215     129,424
#*  Extraction Oil & Gas, Inc........................................ 26,381      44,848
*   Forum Energy Technologies, Inc................................... 25,537      29,623
*   Frank's International NV......................................... 27,830     136,367
    GasLog, Ltd...................................................... 10,916     149,658
*   Geospace Technologies Corp.......................................  4,922      71,812
#   Green Plains, Inc................................................ 11,208     138,195
*   Gulf Island Fabrication, Inc.....................................  6,655      34,872
*   Gulfport Energy Corp............................................. 44,379     123,596
    Hallador Energy Co...............................................  9,690      32,607

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- ----------
ENERGY -- (Continued)
*   Helix Energy Solutions Group, Inc................................  46,931 $  403,137
    Helmerich & Payne, Inc...........................................  16,985    636,937
*   HighPoint Resources Corp.........................................  36,033     38,195
    HollyFrontier Corp...............................................  27,491  1,510,356
#*  Hornbeck Offshore Services, Inc..................................   5,318      2,695
*   Independence Contract Drilling, Inc..............................   5,149      4,583
*   International Seaways, Inc.......................................   7,073    177,815
#*  Jagged Peak Energy, Inc..........................................  12,863     91,199
*   KLX Energy Services Holdings, Inc................................   6,884     54,659
    Kosmos Energy, Ltd...............................................  48,641    301,574
*   Laredo Petroleum, Inc............................................  91,166    215,152
*   Lonestar Resources US, Inc., Class A.............................   1,924      4,618
    Mammoth Energy Services, Inc.....................................   2,793      4,469
#*  Matador Resources Co.............................................  24,717    343,813
*   Matrix Service Co................................................   8,891    166,795
#*  McDermott International, Inc.....................................  14,930     24,336
*   Mitcham Industries, Inc..........................................   3,927      9,032
#*  Montage Resources Corp...........................................   1,671      7,553
#   Murphy Oil Corp..................................................  44,623    920,572
#   Nabors Industries, Ltd........................................... 135,958    251,522
    NACCO Industries, Inc., Class A..................................     143      7,222
    National Oilwell Varco, Inc......................................  28,534    645,439
*   Natural Gas Services Group, Inc..................................   4,280     50,889
*   Newpark Resources, Inc...........................................  32,430    194,580
    NexTier Oilfield Solutions, Inc..................................  39,404    170,225
#*  Nine Energy Service, Inc.........................................   3,454     19,515
*   Noble Corp. P.L.C................................................  68,450     84,194
#*  Northern Oil and Gas, Inc........................................  10,305     20,198
*   Oasis Petroleum, Inc.............................................  93,607    244,314
*   Oceaneering International, Inc...................................  24,579    348,039
*   Oil States International, Inc....................................  26,031    371,462
*   Overseas Shipholding Group, Inc., Class A........................  17,360     28,297
    Panhandle Oil and Gas, Inc., Class A.............................   2,090     29,657
*   Par Pacific Holdings, Inc........................................   8,812    199,592
    Parsley Energy, Inc., Class A....................................  75,256  1,189,797
    Patterson-UTI Energy, Inc........................................  44,704    371,937
    PBF Energy, Inc., Class A........................................  30,503    984,637
*   PDC Energy, Inc..................................................  15,231    303,858
    Peabody Energy Corp..............................................  21,777    229,312
*   Penn Virginia Corp...............................................   2,427     57,763
*   ProPetro Holding Corp............................................   5,876     45,539
    QEP Resources, Inc...............................................  52,643    175,301
#   Range Resources Corp.............................................  82,200    331,266
#*  Renewable Energy Group, Inc......................................  15,040    245,754
#*  REX American Resources Corp......................................   1,614    130,605
#*  Ring Energy, Inc.................................................  12,656     21,009
#*  Roan Resources, Inc..............................................   9,756     14,634
#   RPC, Inc.........................................................  13,975     57,857
*   SandRidge Energy, Inc............................................   6,733     29,491
    Scorpio Tankers, Inc.............................................  12,322    391,963
*   SEACOR Holdings, Inc.............................................   4,510    193,524
*   SEACOR Marine Holdings, Inc......................................   6,515     84,760
*   Select Energy Services, Inc., Class A............................  13,031     99,036
    SemGroup Corp., Class A..........................................  28,690    461,909
    Ship Finance International, Ltd..................................  21,179    306,460
*   SilverBow Resources, Inc.........................................   1,342     10,602
    SM Energy Co.....................................................  38,923    305,156
#*  Smart Sand, Inc..................................................   3,473      8,092
    Solaris Oilfield Infrastructure, Inc., Class A...................   3,886     41,347

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- -----------
ENERGY -- (Continued)
#*  Southwestern Energy Co........................................... 117,442 $   240,756
*   SRC Energy, Inc..................................................  60,387     188,407
*   Superior Energy Services, Inc....................................  42,805      17,122
*   Talos Energy, Inc................................................   6,633     142,808
#   Teekay Corp......................................................     400       2,044
*   Teekay Tankers, Ltd., Class A....................................  40,309      82,230
*   TETRA Technologies, Inc..........................................  36,854      62,652
*   Tidewater, Inc...................................................   5,882      95,465
#*  Transocean, Ltd..................................................  48,042     228,199
*   Unit Corp........................................................  16,577      33,817
#   US Silica Holdings, Inc..........................................  31,801     141,832
#   Valaris P.L.C....................................................  48,985     201,328
#*  Whiting Petroleum Corp...........................................  31,877     202,100
    World Fuel Services Corp.........................................  15,054     628,806
*   WPX Energy, Inc..................................................  83,226     830,595
                                                                              -----------
TOTAL ENERGY.........................................................          25,283,571
                                                                              -----------
FINANCIALS -- (25.8%)
    1st Constitution Bancorp.........................................     713      13,540
    1st Source Corp..................................................   6,479     331,595
    ACNB Corp........................................................     539      19,075
    Affiliated Managers Group, Inc...................................     177      14,139
*   Allegiance Bancshares, Inc.......................................   4,831     160,679
*   Ambac Financial Group, Inc.......................................  11,213     229,866
    American Equity Investment Life Holding Co.......................  24,785     611,694
    American National Bankshares, Inc................................   2,249      81,414
    American National Insurance Co...................................   4,189     502,596
    American River Bankshares........................................     776      11,182
    Ameris Bancorp...................................................  14,625     626,681
    AmeriServ Financial, Inc.........................................   6,300      26,208
    Argo Group International Holdings, Ltd...........................   6,978     431,729
    Arrow Financial Corp.............................................   3,839     134,826
    Associated Banc-Corp.............................................  49,499     995,425
    Assurant, Inc....................................................   7,479     942,878
    Assured Guaranty, Ltd............................................  28,997   1,360,539
*   Asta Funding, Inc................................................     202       1,394
*   Athene Holding, Ltd., Class A....................................  21,958     951,879
*   Atlantic Capital Bancshares, Inc.................................   3,371      62,869
    Atlantic Union Bankshares Corp...................................  19,389     714,679
    Auburn National Bancorporation, Inc..............................      44       1,879
    Axis Capital Holdings, Ltd.......................................  12,126     720,648
*   Axos Financial, Inc..............................................   6,317     183,509
    Banc of California, Inc..........................................  10,277     141,514
    BancFirst Corp...................................................   4,513     261,258
*   Bancorp, Inc. (The)..............................................  24,087     262,548
    BancorpSouth Bank................................................   8,660     265,602
    Bank of Commerce Holdings........................................   2,233      25,054
    Bank of Marin Bancorp............................................   2,890     126,784
    Bank OZK.........................................................  19,880     557,833
    BankFinancial Corp...............................................   4,311      55,526
    BankUnited, Inc..................................................  14,972     513,540
    Banner Corp......................................................   9,724     524,902
    Bar Harbor Bankshares............................................   2,974      74,499
*   Baycom Corp......................................................     877      18,540
    BCB Bancorp, Inc.................................................   1,806      23,297
    Berkshire Hills Bancorp, Inc.....................................  12,308     381,917
*   Blucora, Inc.....................................................  14,134     305,718
    BOK Financial Corp...............................................   3,431     264,702
    Boston Private Financial Holdings, Inc...........................  19,176     215,730

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE+
                                                                      ------ --------
FINANCIALS -- (Continued)
    Bridge Bancorp, Inc..............................................  4,218 $136,663
*   Bridgewater Bancshares, Inc......................................    887   11,167
*   Brighthouse Financial, Inc.......................................  8,008  302,382
    Brookline Bancorp, Inc........................................... 18,889  296,557
    Bryn Mawr Bank Corp..............................................  5,025  191,503
*   Byline Bancorp, Inc..............................................  6,785  117,652
    C&F Financial Corp...............................................    703   35,755
    Cadence BanCorp.................................................. 24,499  376,795
    California First National Bancorp................................  1,000   17,650
    Camden National Corp.............................................  4,436  196,559
*   Cannae Holdings, Inc............................................. 15,908  464,514
    Capital City Bank Group, Inc.....................................  6,330  180,088
    Capitol Federal Financial, Inc................................... 33,839  482,883
    Capstar Financial Holdings, Inc..................................  1,965   33,228
    Carolina Financial Corp..........................................  3,673  139,390
    CBTX, Inc........................................................    524   15,013
    CenterState Bank Corp............................................ 16,039  406,749
    Central Pacific Financial Corp...................................  6,301  182,225
    Central Valley Community Bancorp.................................  2,514   52,367
    Century Bancorp, Inc., Class A...................................    503   43,766
    Chemung Financial Corp...........................................    665   28,309
    CIT Group, Inc................................................... 23,242  996,849
    Citizens & Northern Corp.........................................  1,038   26,687
    Citizens Community Bancorp, Inc..................................  2,054   22,840
    Citizens Holding Co..............................................    171    3,574
    City Holding Co..................................................  1,464  116,154
    Civista Bancshares, Inc..........................................  3,246   72,970
    CNB Financial Corp...............................................  3,635  113,666
    CNO Financial Group, Inc......................................... 28,026  438,607
    Codorus Valley Bancorp, Inc......................................  1,078   23,346
    Columbia Banking System, Inc..................................... 13,049  512,826
    Community Bankers Trust Corp.....................................  2,739   23,720
    Community Trust Bancorp, Inc.....................................  4,289  187,901
    ConnectOne Bancorp, Inc.......................................... 10,282  249,647
*   Consumer Portfolio Services, Inc.................................  5,621   18,971
*   Cowen, Inc., Class A.............................................  9,884  147,963
*   Customers Bancorp, Inc...........................................  7,728  182,226
    CVB Financial Corp...............................................  6,451  134,052
    Dime Community Bancshares, Inc................................... 14,998  289,311
    DNB Financial Corp...............................................    372   16,919
    Donegal Group, Inc., Class A.....................................  7,034  103,540
    Donegal Group, Inc., Class B.....................................    592    8,102
*   Donnelley Financial Solutions, Inc...............................  2,713   30,657
    Eagle Bancorp, Inc...............................................  7,739  349,338
    Employers Holdings, Inc..........................................  9,698  410,613
#*  Encore Capital Group, Inc........................................  6,158  204,384
*   Enstar Group, Ltd................................................  2,946  591,851
*   Entegra Financial Corp...........................................    866   26,067
    Enterprise Bancorp, Inc..........................................    673   20,062
    Enterprise Financial Services Corp...............................  4,051  177,434
*   Equity Bancshares, Inc., Class A.................................  4,250  117,980
    ESSA Bancorp, Inc................................................  1,308   21,386
#*  EZCORP, Inc., Class A............................................ 18,858   99,193
    Farmers National Banc Corp.......................................  6,114   91,221
    FB Financial Corp................................................  1,261   47,502
    FBL Financial Group, Inc., Class A...............................  4,819  276,514
    Federal Agricultural Mortgage Corp., Class C.....................  2,141  181,321
    FedNat Holding Co................................................  6,659   95,557
    Financial Institutions, Inc......................................  6,494  204,106

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE+
                                                                      ------ --------
FINANCIALS -- (Continued)
    First American Financial Corp....................................  7,553 $466,624
    First Bancorp....................................................  5,387  203,359
    First Bancorp.................................................... 54,205  570,237
    First Bancorp, Inc...............................................  1,809   51,140
    First Bancshares, Inc. (The).....................................    954   31,444
#   First Bank.......................................................  1,860   19,642
    First Busey Corp.................................................  8,901  234,719
    First Business Financial Services, Inc...........................    600   14,592
    First Commonwealth Financial Corp................................ 23,663  333,412
    First Community Bancshares, Inc..................................  6,410  204,030
    First Defiance Financial Corp....................................  6,504  201,104
    First Financial Bancorp.......................................... 24,139  565,818
    First Financial Corp.............................................  1,515   66,463
    First Financial Northwest, Inc...................................  2,949   41,728
    First Foundation, Inc............................................  9,990  159,940
    First Hawaiian, Inc..............................................  7,121  194,617
    First Horizon National Corp...................................... 51,289  819,085
    First Internet Bancorp...........................................  2,960   67,310
    First Interstate BancSystem, Inc., Class A.......................  8,864  371,933
    First Merchants Corp............................................. 11,796  466,532
    First Mid Bancshares, Inc........................................  3,245  113,250
    First Midwest Bancorp, Inc....................................... 26,927  553,081
    First Northwest Bancorp..........................................  1,905   33,471
    First of Long Island Corp. (The).................................  4,425  103,722
    Flagstar Bancorp, Inc............................................ 14,114  512,903
    Flushing Financial Corp..........................................  9,511  205,818
    FNB Corp......................................................... 70,804  853,896
    Franklin Financial Network, Inc..................................  4,064  135,209
    FS Bancorp, Inc..................................................    645   36,926
    Fulton Financial Corp............................................ 37,399  638,027
#   GAIN Capital Holdings, Inc....................................... 17,960   75,791
*   Genworth Financial, Inc., Class A................................ 77,912  333,463
    German American Bancorp, Inc.....................................  3,358  110,982
    Global Indemnity, Ltd............................................  4,049  100,253
    Great Southern Bancorp, Inc......................................  4,483  270,863
    Great Western Bancorp, Inc....................................... 13,588  473,814
*   Green Dot Corp., Class A.........................................  1,974   56,930
#*  Greenlight Capital Re, Ltd., Class A............................. 15,335  165,618
    Guaranty Federal Bancshares, Inc.................................    100    2,427
*   Hallmark Financial Services, Inc.................................  5,065   90,258
    Hancock Whitney Corp............................................. 20,757  809,523
    Hanmi Financial Corp.............................................  7,512  144,606
*   HarborOne Bancrop, Inc...........................................  2,538   25,913
    HCI Group, Inc...................................................  2,337   98,271
    Heartland Financial USA, Inc.....................................  5,959  278,762
    Heritage Commerce Corp........................................... 11,096  133,374
    Heritage Financial Corp..........................................  8,641  237,887
    Heritage Insurance Holdings, Inc.................................  8,844  117,802
    Hilltop Holdings, Inc............................................ 21,057  491,892
*   HMN Financial, Inc...............................................    750   15,788
    Home Bancorp, Inc................................................  1,226   46,784
    Home BancShares, Inc.............................................  6,564  121,303
*   HomeStreet, Inc..................................................  6,669  200,137
    HomeTrust Bancshares, Inc........................................  4,946  132,058
    Hope Bancorp, Inc................................................ 36,109  515,275
    Horace Mann Educators Corp.......................................  9,287  404,542
    Horizon Bancorp, Inc............................................. 10,329  188,556
    IBERIABANK Corp.................................................. 11,789  865,195
    Independence Holding Co..........................................  5,187  202,812

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- ----------
FINANCIALS -- (Continued)
    Independent Bank Corp............................................   6,267 $  514,395
    Independent Bank Corp............................................   3,881     87,361
    Independent Bank Group, Inc......................................   8,407    449,522
    International Bancshares Corp....................................  19,438    796,180
*   INTL. FCStone, Inc...............................................   4,967    198,680
    Invesco, Ltd.....................................................  70,041  1,178,090
    Investors Bancorp, Inc...........................................  74,414    896,689
    Investors Title Co...............................................     125     18,963
    James River Group Holdings, Ltd..................................   3,543    126,875
    Janus Henderson Group P.L.C......................................  46,500  1,075,545
#   Jefferies Financial Group, Inc...................................  17,543    327,528
    Kearny Financial Corp............................................  27,645    387,859
    Kentucky First Federal Bancorp...................................     120        900
    Kingstone Cos., Inc..............................................   2,182     17,609
    Lakeland Bancorp, Inc............................................  11,119    184,019
    Landmark Bancorp, Inc............................................     215      4,986
    LCNB Corp........................................................     950     17,176
    LegacyTexas Financial Group, Inc.................................  12,139    516,393
    Legg Mason, Inc..................................................  21,108    786,484
*   LendingClub Corp.................................................   6,560     82,918
#   Live Oak Bancshares, Inc.........................................   4,981     90,405
    Luther Burbank Corp..............................................   2,020     23,371
    Macatawa Bank Corp...............................................   8,982     93,907
    Mackinac Financial Corp..........................................   1,448     22,647
    Maiden Holdings, Ltd.............................................  33,780     19,423
*   Malvern Bancorp, Inc.............................................     496     11,100
    Marlin Business Services Corp....................................   3,590     85,227
#*  MBIA, Inc........................................................  26,055    242,051
    Mercantile Bank Corp.............................................   4,279    150,664
    Merchants Bancorp................................................   1,935     31,599
    Mercury General Corp.............................................     666     32,008
    Meridian Bancorp, Inc............................................  11,551    225,938
    Meta Financial Group, Inc........................................   6,039    191,195
*   Metropolitan Bank Holding Corp...................................     417     17,906
    MGIC Investment Corp.............................................   1,576     21,607
    Midland States Bancorp, Inc......................................   4,641    124,379
    MidWestOne Financial Group, Inc..................................   2,209     72,002
#*  Mr Cooper Group, Inc.............................................  13,007    166,490
    MutualFirst Financial, Inc.......................................     414     16,514
    National Bank Holdings Corp., Class A............................   7,326    252,014
    National General Holdings Corp...................................  19,432    414,290
    National Western Life Group, Inc., Class A.......................     759    206,903
    Navient Corp.....................................................  66,562    916,559
    NBT Bancorp, Inc.................................................   8,450    335,887
    Nelnet, Inc., Class A............................................   8,117    497,329
#   New York Community Bancorp, Inc.................................. 113,503  1,322,310
>>  NewStar Financial, Inc...........................................  13,529      9,501
*   Nicholas Financial, Inc..........................................   1,554     13,069
*   Nicolet Bankshares, Inc..........................................   1,492    102,918
*   NMI Holdings, Inc., Class A......................................   7,142    208,903
*   Northeast Bank...................................................   1,666     35,669
    Northfield Bancorp, Inc..........................................  21,066    358,333
    Northrim BanCorp, Inc............................................   1,773     69,058
    Northwest Bancshares, Inc........................................  27,125    457,599
    Norwood Financial Corp...........................................      66      2,059
    OceanFirst Financial Corp........................................  10,485    250,906
*   Ocwen Financial Corp.............................................  15,331     25,909
    OFG Bancorp......................................................  15,064    305,950
    Ohio Valley Banc Corp............................................     197      7,238

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ ----------
FINANCIALS -- (Continued)
    Old Line Bancshares, Inc.........................................  3,043 $   89,099
    Old National Bancorp............................................. 39,933    718,594
    Old Republic International Corp.................................. 56,015  1,251,375
    Old Second Bancorp, Inc.......................................... 11,322    136,657
*   On Deck Capital, Inc............................................. 25,970    115,826
    OneMain Holdings, Inc............................................ 24,662    986,480
    Oppenheimer Holdings, Inc., Class A..............................  6,326    172,067
    Opus Bank........................................................  8,382    207,790
    Oritani Financial Corp........................................... 19,067    355,790
    Orrstown Financial Services, Inc.................................    899     19,499
    Pacific Premier Bancorp, Inc..................................... 10,556    356,318
    PacWest Bancorp.................................................. 30,208  1,117,394
    Park National Corp...............................................    865     87,581
    Parke Bancorp, Inc...............................................    704     16,924
    Patriot National Bancorp, Inc....................................     60        780
    PCSB Financial Corp..............................................  1,024     20,746
    Peapack Gladstone Financial Corp.................................  6,152    179,638
    Penns Woods Bancorp, Inc.........................................  1,099     33,596
*   Pennymac Financial Services, Inc.................................    570     17,744
    Peoples Bancorp, Inc.............................................  7,498    245,260
    People's United Financial, Inc................................... 88,575  1,432,258
    People's Utah Bancorp............................................  3,926    114,247
    Pinnacle Financial Partners, Inc................................. 17,600  1,035,232
    Piper Jaffray Cos................................................  1,196     93,934
    Popular, Inc..................................................... 24,047  1,309,600
#*  PRA Group, Inc...................................................  9,719    329,766
    Preferred Bank...................................................  1,314     70,049
    Premier Financial Bancorp, Inc...................................  2,767     49,114
    ProAssurance Corp................................................  8,420    330,232
#   Prosperity Bancshares, Inc....................................... 15,428  1,064,841
    Protective Insurance Corp., Class B..............................  4,384     69,749
    Provident Financial Holdings, Inc................................  3,183     63,851
    Provident Financial Services, Inc................................ 15,607    389,395
    Prudential Bancorp, Inc..........................................  1,535     26,786
    QCR Holdings, Inc................................................  3,128    126,934
    Radian Group, Inc................................................ 21,263    533,701
    RBB Bancorp......................................................  2,918     58,769
*   Regional Management Corp.........................................  5,039    145,778
    RenaissanceRe Holdings, Ltd......................................  3,581    670,292
    Renasant Corp.................................................... 11,794    409,252
    Republic Bancorp, Inc., Class A..................................  3,411    151,687
*   Republic First Bancorp, Inc......................................  1,871      7,578
    Riverview Bancorp, Inc...........................................  6,235     44,830
    S&T Bancorp, Inc.................................................  8,236    310,127
    Safety Insurance Group, Inc......................................  3,066    298,015
    Sandy Spring Bancorp, Inc........................................  7,624    263,028
    Santander Consumer USA Holdings, Inc............................. 56,507  1,417,196
*   Seacoast Banking Corp. of Florida................................  9,234    258,552
    Selective Insurance Group, Inc...................................  3,599    248,763
    Shore Bancshares, Inc............................................  3,076     48,016
    Sierra Bancorp...................................................  3,798    103,458
    Simmons First National Corp., Class A............................ 24,756    592,164
*   SmartFinancial, Inc..............................................  1,687     35,511
    South State Corp.................................................  6,782    534,829
*   Southern First Bancshares, Inc...................................  1,037     41,801
    Southern Missouri Bancorp, Inc...................................    606     22,064
    Southern National Bancorp of Virginia, Inc.......................  6,609    104,687
    Southside Bancshares, Inc........................................  3,094    106,588
    Southwest Georgia Financial Corp.................................     98      1,998

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ -----------
FINANCIALS -- (Continued)
    State Auto Financial Corp........................................ 10,309 $   341,125
    Sterling Bancorp................................................. 49,293     968,607
    Stewart Information Services Corp................................  5,117     209,388
    Stifel Financial Corp............................................ 10,859     607,887
    Synovus Financial Corp........................................... 28,712     972,475
    TCF Financial Corp............................................... 29,384   1,163,313
    Territorial Bancorp, Inc.........................................  4,012     118,595
*   Texas Capital Bancshares, Inc....................................  9,509     514,057
*   Third Point Reinsurance, Ltd..................................... 22,738     215,784
    Timberland Bancorp, Inc..........................................  1,540      40,810
    Tiptree, Inc.....................................................  7,900      58,065
    Tompkins Financial Corp..........................................  1,730     151,392
    Towne Bank....................................................... 11,084     311,350
    TriCo Bancshares.................................................  5,196     195,525
*   TriState Capital Holdings, Inc...................................  5,914     136,732
*   Triumph Bancorp, Inc.............................................  5,665     183,829
    TrustCo Bank Corp. NY............................................ 24,011     207,455
    Trustmark Corp................................................... 19,644     674,182
    UMB Financial Corp...............................................  1,318      86,013
    Umpqua Holdings Corp............................................. 54,549     862,965
*   Unico American Corp..............................................  1,400       9,429
#   United Bankshares, Inc........................................... 20,700     818,478
    United Community Banks, Inc...................................... 14,166     427,955
    United Community Financial Corp.................................. 14,466     164,768
    United Financial Bancorp, Inc.................................... 16,844     237,837
    United Fire Group, Inc...........................................  5,271     239,936
    United Insurance Holdings Corp................................... 12,345     151,350
    Unity Bancorp, Inc...............................................  1,368      29,877
    Universal Insurance Holdings, Inc................................  1,769      47,958
    Univest Financial Corp...........................................  8,654     222,840
    Unum Group....................................................... 51,109   1,407,542
    Valley National Bancorp.......................................... 54,168     627,265
    Veritex Holdings, Inc............................................  8,124     200,013
    Virtus Investment Partners, Inc..................................  1,697     184,091
    Voya Financial, Inc.............................................. 28,402   1,532,572
#   Waddell & Reed Financial, Inc., Class A.......................... 20,045     331,945
    Walker & Dunlop, Inc.............................................  5,048     317,974
    Washington Federal, Inc.......................................... 13,458     490,679
    Washington Trust Bancorp, Inc....................................  2,415     123,382
    Waterstone Financial, Inc........................................  9,518     177,320
    WesBanco, Inc.................................................... 15,128     568,662
    West Bancorporation, Inc.........................................  2,647      62,152
    Western New England Bancorp, Inc................................. 12,440     118,926
    Westwood Holdings Group, Inc.....................................  1,679      50,756
    White Mountains Insurance Group, Ltd.............................    430     460,530
    Wintrust Financial Corp..........................................  5,182     330,715
*   World Acceptance Corp............................................  1,819     188,830
    WSFS Financial Corp.............................................. 11,610     489,594
    Zions Bancorp NA................................................. 26,721   1,295,167
                                                                             -----------
TOTAL FINANCIALS.....................................................         91,948,001
                                                                             -----------
HEALTH CARE -- (4.6%)
#*  Acadia Healthcare Co., Inc....................................... 24,503     734,845
*   Achillion Pharmaceuticals, Inc................................... 70,786     453,738
#*  Acorda Therapeutics, Inc......................................... 23,888      39,415
*   Addus HomeCare Corp..............................................  4,045     340,629
#*  Adverum Biotechnologies, Inc..................................... 14,557     105,829
#*  Akebia Therapeutics, Inc.........................................  7,396      27,587
*   Akorn, Inc....................................................... 15,029      74,995

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                       SHARES   VALUE+
                                                                       ------ ----------
HEALTH CARE -- (Continued)
*    Allscripts Healthcare Solutions, Inc............................. 50,295 $  550,227
#*   AMAG Pharmaceuticals, Inc........................................ 10,082     97,846
*    American Shared Hospital Services................................    400        952
*    AngioDynamics, Inc............................................... 12,603    192,826
#*   Anika Therapeutics, Inc..........................................  3,714    261,428
*    Applied Genetic Technologies Corp................................  4,817     14,596
*    Aravive, Inc.....................................................  1,603     10,403
*    Ardelyx, Inc..................................................... 24,119    120,595
*    Arena Pharmaceuticals, Inc.......................................  5,310    258,677
*    Assembly Biosciences, Inc........................................  1,728     28,529
*    Assertio Therapeutics, Inc....................................... 14,644     11,570
*    Avanos Medical, Inc.............................................. 11,094    488,580
*    Brookdale Senior Living, Inc..................................... 47,258    347,346
*    Calithera Biosciences, Inc.......................................  3,973     11,442
*    Cambrex Corp.....................................................  2,529    151,057
*    Catalyst Biosciences, Inc........................................  5,400     29,376
*    Chimerix, Inc.................................................... 20,509     29,328
#*   Community Health Systems, Inc.................................... 17,477     61,869
     Computer Programs & Systems, Inc.................................    864     19,932
*    Concert Pharmaceuticals, Inc.....................................  4,952     30,851
     CONMED Corp......................................................  5,595    615,562
#*   Covetrus, Inc.................................................... 14,601    144,769
*    Cross Country Healthcare, Inc....................................  9,073     98,079
#*   Cumberland Pharmaceuticals, Inc..................................  3,402     17,895
*    Cymabay Therapeutics, Inc........................................    559      2,510
*    DaVita, Inc...................................................... 21,030  1,232,358
*    Digirad Corp.....................................................    700      2,863
#*   Diplomat Pharmacy, Inc........................................... 12,010     65,334
*    Emergent BioSolutions, Inc.......................................    940     53,730
*    Enanta Pharmaceuticals, Inc......................................    919     55,949
*    Endo International P.L.C.........................................  6,169     28,316
#*   Evolent Health, Inc., Class A.................................... 30,050    228,981
*    Five Prime Therapeutics, Inc..................................... 11,846     46,792
*    Five Star Senior Living, Inc.....................................    301      1,595
*    FONAR Corp.......................................................  1,830     37,204
*    GlycoMimetics, Inc...............................................  2,402     12,683
*    Harvard Bioscience, Inc.......................................... 11,180     31,304
*    HealthStream, Inc................................................  6,405    179,724
#*   Idera Pharmaceuticals, Inc.......................................  4,100     10,824
*    Infinity Pharmaceuticals, Inc....................................  7,948      8,266
*    Integer Holdings Corp............................................  8,618    667,378
#*   IntriCon Corp....................................................  1,631     33,729
#    Invacare Corp.................................................... 14,077    108,674
*    Jazz Pharmaceuticals P.L.C.......................................  7,509    943,356
     Kewaunee Scientific Corp.........................................    637     10,135
*    LHC Group, Inc...................................................  6,511    722,526
#*   Ligand Pharmaceuticals, Inc......................................  1,190    129,484
     Luminex Corp.....................................................  8,320    170,518
*    Magellan Health, Inc.............................................  6,061    393,359
#*   MallInckrodt P.L.C............................................... 20,849     65,883
*>>  MedCath Corp.....................................................  5,455          0
*    MEDNAX, Inc...................................................... 21,373    469,351
*    Medpace Holdings, Inc............................................    800     58,904
#*   Melinta Therapeutics, Inc........................................    396      1,030
     Meridian Bioscience, Inc......................................... 16,141    158,020
*    Merit Medical Systems, Inc.......................................  3,068     63,370
#    Merrimack Pharmaceuticals, Inc...................................  5,810     22,950
*    Micron Solutions, Inc............................................    291        687
*    Myriad Genetics, Inc.............................................  8,174    275,219

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ -----------
HEALTH CARE -- (Continued)
    National HealthCare Corp.........................................  2,869 $   235,774
*   NextGen Healthcare, Inc..........................................  4,358      73,672
#*  OPKO Health, Inc.................................................  6,138       8,716
*   OraSure Technologies, Inc........................................ 20,648     176,334
*   Orthofix Medical, Inc............................................  1,741      73,174
*   Otonomy, Inc..................................................... 13,318      30,365
#   Owens & Minor, Inc............................................... 13,325      89,677
#   Patterson Cos., Inc.............................................. 18,324     313,890
*   PDL BioPharma, Inc............................................... 40,768     114,966
    Perrigo Co. P.L.C................................................ 24,824   1,316,168
*   Premier, Inc., Class A...........................................  8,260     269,111
#*  Prestige Consumer Healthcare, Inc................................  9,944     352,614
*   Prothena Corp. P.L.C.............................................  7,716      70,216
*   Providence Service Corp. (The)...................................  3,206     204,767
*   RTI Surgical Holdings, Inc....................................... 24,063      52,939
*   Select Medical Holdings Corp..................................... 33,657     613,231
*   Supernus Pharmaceuticals, Inc....................................  3,257      90,512
#*  Surgery Partners, Inc............................................  8,900      70,755
    Taro Pharmaceutical Industries, Ltd..............................    761      61,519
#*  Tivity Health, Inc...............................................  2,441      39,569
#*  Triple-S Management Corp., Class B...............................  4,423      66,920
*   Vanda Pharmaceuticals, Inc.......................................  2,618      35,369
*   Varex Imaging Corp...............................................  2,818      84,568
#*  Wright Medical Group NV..........................................  5,510     114,608
                                                                             -----------
TOTAL HEALTH CARE....................................................         16,223,213
                                                                             -----------
INDUSTRIALS -- (20.0%)
    AAR Corp.........................................................  6,561     273,922
    ABM Industries, Inc.............................................. 16,912     616,612
*   Acacia Research Corp............................................. 22,344      56,754
    ACCO Brands Corp................................................. 28,133     257,417
    Acme United Corp.................................................    100       2,066
    Actuant Corp., Class A........................................... 15,997     396,246
    Acuity Brands, Inc...............................................    169      21,090
#   ADT, Inc.........................................................  5,762      44,598
*   Advanced Disposal Services, Inc.................................. 18,735     614,133
*   AECOM............................................................ 49,340   1,974,093
*   Aegion Corp......................................................  8,070     174,877
*   Aerovironment, Inc...............................................  2,180     126,396
    AGCO Corp........................................................ 14,360   1,101,268
    Air Lease Corp................................................... 36,394   1,600,608
*   Air Transport Services Group, Inc................................  5,481     114,608
    Aircastle, Ltd................................................... 18,118     493,172
    Alamo Group, Inc.................................................  4,765     510,141
    Alaska Air Group, Inc............................................ 11,681     811,012
    Allegiant Travel Co..............................................    595      99,561
*   Alpha Pro Tech, Ltd..............................................  3,388      12,197
    Altra Industrial Motion Corp.....................................  4,915     151,382
    AMERCO...........................................................  3,204   1,297,748
*   Ameresco, Inc., Class A..........................................  8,615     126,985
*   American Woodmark Corp...........................................  1,611     159,747
*   AMREP Corp.......................................................    600       3,522
    Apogee Enterprises, Inc.......................................... 10,051     377,315
    Applied Industrial Technologies, Inc.............................  4,071     243,609
*   ARC Document Solutions, Inc...................................... 22,733      30,917
    ArcBest Corp.....................................................  8,210     237,187
    Arcosa, Inc...................................................... 15,469     594,164
    Argan, Inc.......................................................  5,177     195,949
*   Armstrong Flooring, Inc..........................................  8,427      51,742

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES  VALUE+
                                                                      ------ --------
INDUSTRIALS -- (Continued)
*   Arotech Corp..................................................... 12,206 $ 36,252
*   ASGN, Inc........................................................  3,875  246,411
    Astec Industries, Inc............................................  7,688  269,772
*   Astronics Corp...................................................  2,898   83,868
*   Astronics Corp., Class B.........................................    385   11,165
*   Atlas Air Worldwide Holdings, Inc................................  6,497  142,479
    AZZ, Inc......................................................... 10,335  400,895
    Barnes Group, Inc................................................  8,772  512,723
*   Beacon Roofing Supply, Inc....................................... 13,809  428,631
*   BMC Stock Holdings, Inc.......................................... 16,283  439,478
    Brady Corp., Class A.............................................  7,856  442,607
    Briggs & Stratton Corp...........................................  9,071   66,853
*   Broadwind Energy, Inc............................................  2,514    4,123
*   Builders FirstSource, Inc........................................  3,054   69,051
*   CAI International, Inc...........................................  4,816  114,476
    Carlisle Cos., Inc...............................................  1,165  177,395
*   CBIZ, Inc........................................................ 17,838  488,226
*   CECO Environmental Corp..........................................  9,481   65,040
*   Chart Industries, Inc............................................ 10,385  608,873
*   CIRCOR International, Inc........................................  4,246  162,579
*   Civeo Corp....................................................... 26,178   27,749
*   Clean Harbors, Inc...............................................  7,144  589,094
#*  Colfax Corp...................................................... 27,116  911,098
    Columbus McKinnon Corp...........................................  5,038  189,026
*   Commercial Vehicle Group, Inc....................................  8,337   60,777
    CompX International, Inc.........................................    200    2,932
*   Continental Building Products, Inc...............................  1,160   34,696
    Copa Holdings SA, Class A........................................  3,026  307,865
*   Cornerstone Building Brands, Inc.................................  8,521   53,256
    Costamare, Inc................................................... 20,743  163,040
*   Covenant Transportation Group, Inc., Class A.....................  3,274   50,321
*   CPI Aerostructures, Inc..........................................  3,207   24,983
    CRA International, Inc...........................................  3,010  148,243
    Crane Co.........................................................    479   36,653
    CSW Industrials, Inc.............................................  2,696  186,617
    Cubic Corp.......................................................  7,062  520,752
#*  Daseke, Inc......................................................  4,900   13,181
    Deluxe Corp......................................................  6,480  335,858
*   Ducommun, Inc....................................................  3,539  175,464
*   DXP Enterprises, Inc.............................................  3,786  130,693
*   Dycom Industries, Inc............................................  3,738  170,415
#*  Eagle Bulk Shipping, Inc......................................... 13,084   56,785
    Eastern Co. (The)................................................    910   25,107
*   Echo Global Logistics, Inc.......................................  6,865  136,682
    Ecology and Environment, Inc., Class A...........................    210    3,175
    EMCOR Group, Inc.................................................  3,914  343,297
    Encore Wire Corp.................................................  5,068  284,822
    EnerSys..........................................................  2,917  195,031
    Ennis, Inc.......................................................  6,015  117,834
    EnPro Industries, Inc............................................  3,232  224,786
    ESCO Technologies, Inc...........................................  6,211  524,767
    Federal Signal Corp.............................................. 17,196  557,838
    Fluor Corp....................................................... 19,970  321,717
    Fortune Brands Home & Security, Inc..............................  3,963  237,978
    Forward Air Corp.................................................  2,463  170,366
    Franklin Electric Co., Inc.......................................  7,794  419,707
*   FreightCar America, Inc..........................................  4,774   15,945
*   FTI Consulting, Inc..............................................  9,003  980,157
#*  Gates Industrial Corp. P.L.C.....................................  8,028   80,280

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    GATX Corp........................................................  9,182 $  730,428
*   Genco Shipping & Trading, Ltd....................................  6,283     62,076
*   Gencor Industries, Inc...........................................  1,822     22,775
*   Genesee & Wyoming, Inc., Class A................................. 14,979  1,663,118
*   Gibraltar Industries, Inc........................................  7,673    408,434
*   GMS, Inc......................................................... 10,108    302,836
*   Goldfield Corp. (The)............................................ 14,200     32,234
    Gorman-Rupp Co. (The)............................................  9,371    346,165
*   GP Strategies Corp...............................................  4,357     48,363
    Graham Corp......................................................  3,184     72,149
    Granite Construction, Inc........................................ 10,076    237,189
*   Great Lakes Dredge & Dock Corp................................... 18,178    195,414
    Greenbrier Cos., Inc. (The)...................................... 10,425    305,348
    Griffon Corp..................................................... 10,863    231,491
    Hawaiian Holdings, Inc........................................... 11,469    328,128
    Heartland Express, Inc...........................................  4,857    101,511
    Heidrick & Struggles International, Inc..........................  6,255    178,017
    Helios Technologies, Inc.........................................  1,147     45,456
*   Herc Holdings, Inc...............................................  2,398    106,135
*   Heritage-Crystal Clean, Inc......................................  3,996    106,054
    Herman Miller, Inc...............................................  3,076    143,034
*   Hertz Global Holdings, Inc....................................... 22,810    308,163
*   Hill International, Inc..........................................  8,440     24,054
    Hillenbrand, Inc.................................................  1,147     35,316
    HNI Corp.........................................................  3,677    139,726
*   Houston Wire & Cable Co..........................................  4,069     17,293
*   Hub Group, Inc., Class A.........................................  8,402    384,812
*   Hudson Global, Inc...............................................    170      1,904
#*  Hudson Technologies, Inc.........................................  1,144        720
    Hurco Cos., Inc..................................................  1,730     60,187
*   Huron Consulting Group, Inc......................................  6,466    427,661
    Hyster-Yale Materials Handling, Inc..............................  2,873    145,719
    ICF International, Inc...........................................  4,421    378,835
*   IES Holdings, Inc................................................  1,262     24,483
*   InnerWorkings, Inc............................................... 18,477     89,613
    Insteel Industries, Inc..........................................  4,744     90,468
    Interface, Inc................................................... 10,275    170,873
    ITT, Inc.........................................................  8,722    518,523
*   JELD-WEN Holding, Inc............................................ 10,710    183,034
*   JetBlue Airways Corp............................................. 80,051  1,544,984
    Kadant, Inc......................................................  1,102    100,062
    Kaman Corp.......................................................  6,925    406,290
    Kelly Services, Inc., Class A....................................  9,154    219,788
    Kennametal, Inc.................................................. 11,537    357,070
    Kimball International, Inc., Class B.............................    655     13,336
*   Kirby Corp.......................................................  1,033     81,772
#   Knight-Swift Transportation Holdings, Inc........................ 28,668  1,045,235
    Knoll, Inc.......................................................  3,746    100,168
    Korn Ferry....................................................... 13,957    512,082
*   Lawson Products, Inc.............................................  1,607     73,842
*   LB Foster Co., Class A...........................................  3,630     66,066
*   Limbach Holdings, Inc............................................  1,631      7,307
*   LS Starrett Co. (The), Class A...................................    489      2,621
    LSC Communications, Inc..........................................  6,962      6,788
    LSI Industries, Inc..............................................  7,336     38,074
*   Lydall, Inc......................................................  3,380     66,147
#   Macquarie Infrastructure Corp.................................... 11,446    493,780
*   Manitowoc Co., Inc. (The)........................................  9,081    115,874
    ManpowerGroup, Inc...............................................  9,682    880,287

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ ----------
INDUSTRIALS -- (Continued)
    Marten Transport, Ltd............................................ 14,216 $  307,919
*   Masonite International Corp......................................  5,954    365,635
#*  MasTec, Inc...................................................... 11,508    724,314
    Matson, Inc...................................................... 10,742    410,130
    Matthews International Corp., Class A............................  6,065    224,284
    McGrath RentCorp.................................................  5,993    457,326
*   Mercury Systems, Inc.............................................  8,060    593,700
*   Mesa Air Group, Inc..............................................  2,284     17,404
*   Milacron Holdings Corp........................................... 12,467    208,448
    Miller Industries, Inc...........................................  3,056    109,863
*   Mistras Group, Inc...............................................  5,968     92,504
    Mobile Mini, Inc................................................. 10,925    410,999
    Moog, Inc., Class A..............................................  6,241    522,434
*   MRC Global, Inc.................................................. 13,524    153,633
    MSC Industrial Direct Co., Inc., Class A.........................  3,793    277,686
    Mueller Industries, Inc..........................................  5,280    162,466
    Mueller Water Products, Inc., Class A............................  8,500     99,450
*   MYR Group, Inc...................................................  3,861    132,857
#   National Presto Industries, Inc..................................  1,049     90,308
    Nielsen Holdings P.L.C........................................... 53,316  1,074,851
*   NL Industries, Inc...............................................  5,599     23,124
    NN, Inc..........................................................  9,772     70,554
*   Northwest Pipe Co................................................  4,013    122,397
*   NOW, Inc......................................................... 40,187    423,571
#*  NV5 Global, Inc..................................................  1,675    121,320
    nVent Electric P.L.C............................................. 25,579    589,852
*   Orion Group Holdings, Inc........................................  8,609     42,184
    Oshkosh Corp..................................................... 10,061    859,008
    Owens Corning.................................................... 18,544  1,136,376
*   PAM Transportation Services, Inc.................................  1,458     83,543
    Park Aerospace Corp..............................................  3,310     56,237
    Park-Ohio Holdings Corp..........................................  2,900     89,204
*   Patrick Industries, Inc..........................................    958     47,335
*   Patriot Transportation Holding, Inc..............................    178      3,204
*   Perma-Pipe International Holdings, Inc...........................  1,500     13,320
*   PGT Innovations, Inc.............................................  2,555     45,121
*   PICO Holdings, Inc...............................................  8,513     91,770
    Powell Industries, Inc...........................................  4,041    158,246
    Preformed Line Products Co.......................................  1,747     95,386
    Primoris Services Corp........................................... 12,426    253,987
#   Quad/Graphics, Inc............................................... 18,082     81,911
    Quanex Building Products Corp.................................... 10,042    193,710
    Quanta Services, Inc............................................. 38,352  1,612,702
*   Radiant Logistics, Inc........................................... 12,254     66,049
*   RCM Technologies, Inc............................................  4,177     12,573
    Regal Beloit Corp................................................ 10,781    798,333
*   Resideo Technologies, Inc........................................ 15,308    145,885
    Resources Connection, Inc........................................ 10,756    157,575
#   REV Group, Inc...................................................  4,380     54,487
*   Rexnord Corp..................................................... 13,548    383,273
    Rush Enterprises, Inc., Class A..................................  6,105    266,727
    Rush Enterprises, Inc., Class B..................................  1,650     70,818
    Ryder System, Inc................................................ 11,573    562,795
*   Saia, Inc........................................................  6,347    566,152
    Schneider National, Inc., Class B................................ 13,435    307,258
    Scorpio Bulkers, Inc............................................. 15,122     98,293
*   Sensata Technologies Holding P.L.C...............................  4,402    225,338
*   SIFCO Industries, Inc............................................    659      1,680
    SkyWest, Inc..................................................... 13,399    797,910

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ -----------
INDUSTRIALS -- (Continued)
    Snap-on, Inc.....................................................  7,532 $ 1,225,230
*   SP Plus Corp.....................................................  5,677     250,753
    Spartan Motors, Inc..............................................  8,315     145,263
*   Spirit Airlines, Inc............................................. 16,509     620,078
*   SPX FLOW, Inc....................................................  8,347     377,952
    Standex International Corp.......................................  2,335     176,946
    Steelcase, Inc., Class A......................................... 21,131     369,159
*   Sterling Construction Co., Inc...................................  6,799     110,450
#*  Sunrun, Inc......................................................  6,806     105,765
#*  Team, Inc........................................................  8,866     161,007
    Terex Corp....................................................... 16,734     461,022
*   Textainer Group Holdings, Ltd.................................... 10,200     105,570
*   Thermon Group Holdings, Inc......................................  8,245     196,478
    Timken Co. (The)................................................. 11,917     583,933
    Titan International, Inc......................................... 16,208      43,275
*   Titan Machinery, Inc.............................................  7,999     132,783
*   TriMas Corp......................................................  6,595     213,150
    Trinity Industries, Inc.......................................... 42,457     839,799
    Triton International, Ltd........................................ 18,560     681,152
#   Triumph Group, Inc...............................................  2,946      61,188
*   TrueBlue, Inc....................................................  9,839     225,313
#*  Tutor Perini Corp................................................ 12,998     201,079
*   Twin Disc, Inc...................................................  2,022      21,757
*   Ultralife Corp...................................................    969       8,372
    UniFirst Corp....................................................  1,599     321,143
*   Univar Solutions, Inc............................................  8,639     185,393
    Universal Forest Products, Inc................................... 14,860     748,350
*   USA Truck, Inc...................................................  3,957      31,379
    Valmont Industries, Inc..........................................  2,628     360,535
*   Vectrus, Inc.....................................................  2,279     104,173
*   Veritiv Corp.....................................................  3,347      45,653
    Viad Corp........................................................  5,089     310,531
    Virco Manufacturing Corp.........................................  4,400      17,248
    VSE Corp.........................................................  1,686      64,776
    Wabash National Corp............................................. 14,256     203,291
    Watts Water Technologies, Inc., Class A..........................  2,936     273,782
    Werner Enterprises, Inc.......................................... 17,645     644,042
*   Wesco Aircraft Holdings, Inc..................................... 23,343     257,240
*   WESCO International, Inc......................................... 12,736     638,710
#*  Willdan Group, Inc...............................................    527      15,968
*   Willis Lease Finance Corp........................................  2,293     124,991
#*  WillScot Corp....................................................  1,101      17,352
#*  XPO Logistics, Inc............................................... 15,073   1,151,577
                                                                             -----------
TOTAL INDUSTRIALS....................................................         71,169,261
                                                                             -----------
INFORMATION TECHNOLOGY -- (10.6%)
*   ADDvantage Technologies Group, Inc...............................  1,399       3,162
    ADTRAN, Inc...................................................... 21,755     191,662
*   Advanced Energy Industries, Inc..................................  2,683     158,565
*   Agilysys, Inc....................................................  4,119     103,758
*   Alithya Group, Inc., Class A.....................................  4,727      12,857
*   Alpha & Omega Semiconductor, Ltd.................................  5,883      76,832
*   Amkor Technology, Inc............................................ 63,567     790,138
*   Amtech Systems, Inc..............................................  6,555      37,495
*   Anixter International, Inc.......................................  8,948     740,447
*   Arlo Technologies, Inc........................................... 14,959      51,010
*   Arrow Electronics, Inc........................................... 27,872   2,209,692
    AstroNova, Inc...................................................  1,475      23,394
*   Avaya Holdings Corp..............................................  3,611      43,657

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- ----------
INFORMATION TECHNOLOGY -- (Continued)
*   Aviat Networks, Inc..............................................   1,600 $   22,096
    Avnet, Inc.......................................................  37,316  1,476,221
    AVX Corp.........................................................  33,177    508,272
*   Aware, Inc.......................................................   4,272     11,364
*   Axcelis Technologies, Inc........................................   9,046    173,412
*   AXT, Inc.........................................................  15,993     49,898
    Bel Fuse, Inc., Class B..........................................   3,659     53,824
    Belden, Inc......................................................   5,694    291,988
    Benchmark Electronics, Inc.......................................   9,349    316,931
    Brooks Automation, Inc...........................................  13,745    583,750
*   BSQUARE Corp.....................................................   2,065      2,230
*   CACI International, Inc., Class A................................   4,175    934,156
*   CalAmp Corp......................................................   3,728     41,828
*   Calix, Inc.......................................................  14,209    108,699
*   CEVA, Inc........................................................   1,036     28,200
*   Cirrus Logic, Inc................................................  10,576    718,745
*   Clearfield, Inc..................................................   1,200     14,796
*   Coherent, Inc....................................................     837    124,646
    Cohu, Inc........................................................  12,716    211,340
#*  CommScope Holding Co., Inc.......................................  20,986    235,043
    Communications Systems, Inc......................................   2,300     13,685
*   Computer Task Group, Inc.........................................   3,954     21,312
    Comtech Telecommunications Corp..................................   7,920    276,804
*   Conduent, Inc....................................................  37,677    232,844
    CSP, Inc.........................................................      66        820
    CTS Corp.........................................................   8,123    216,722
*   CyberOptics Corp.................................................   2,716     49,920
    Daktronics, Inc..................................................  12,960     88,906
*   Digi International, Inc..........................................   9,527    137,379
*   Diodes, Inc......................................................  12,034    561,386
*   DSP Group, Inc...................................................   3,572     53,259
    DXC Technology Co................................................  21,867    605,060
*   EchoStar Corp., Class A..........................................  12,908    503,412
*   EMCORE Corp......................................................   6,506     19,323
*   ePlus, Inc.......................................................   3,140    245,328
#*  Evolving Systems, Inc............................................   2,454      3,068
*   Fabrinet.........................................................   8,009    450,346
*   FARO Technologies, Inc...........................................   4,010    191,197
#*  First Solar, Inc.................................................  10,451    541,257
#*  Fitbit, Inc., Class A............................................  16,205    100,147
*   Flex, Ltd........................................................ 114,348  1,343,589
*   FormFactor, Inc..................................................  20,014    436,906
*   Frequency Electronics, Inc.......................................   2,659     31,376
*   GSI Technology, Inc..............................................   4,816     37,661
#*  Harmonic, Inc....................................................  31,893    248,128
*   Ichor Holdings, Ltd..............................................   1,261     36,708
*   II-VI, Inc.......................................................  21,602    716,106
#*  Infinera Corp....................................................  21,463    119,978
*   Insight Enterprises, Inc.........................................   8,734    536,093
    InterDigital, Inc................................................   3,854    206,690
*   inTEST Corp......................................................   4,410     21,168
*   Intevac, Inc.....................................................   7,564     43,720
    Jabil, Inc.......................................................  40,740  1,500,047
    KBR, Inc.........................................................  28,657    806,981
#   KEMET Corp.......................................................   7,124    154,876
*   Key Tronic Corp..................................................   2,718     16,226
*   Kimball Electronics, Inc.........................................   9,720    144,439
*   Knowles Corp.....................................................  24,185    521,912
    Kulicke & Soffa Industries, Inc..................................  12,487    296,504

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE+
                                                                      ------ -----------
INFORMATION TECHNOLOGY -- (Continued)
*   KVH Industries, Inc..............................................  3,206 $    32,765
*   Limelight Networks, Inc.......................................... 13,585      57,329
    LogMeIn, Inc.....................................................  5,909     388,103
#*  MACOM Technology Solutions Holdings, Inc.........................  2,763      62,831
    ManTech International Corp., Class A.............................  6,874     544,283
    Methode Electronics, Inc.........................................  5,826     200,414
    MKS Instruments, Inc.............................................  4,574     494,998
    MTS Systems Corp.................................................  2,568     145,041
*   Napco Security Technologies, Inc.................................    938      28,478
*   NeoPhotonics Corp................................................ 13,287      87,428
*   NETGEAR, Inc.....................................................  7,554     205,242
*   Netscout Systems, Inc............................................ 19,624     475,293
    Network-1 Technologies, Inc......................................  3,000       6,720
*   ON Semiconductor Corp............................................ 74,969   1,529,368
*   OneSpan, Inc.....................................................  4,435      82,979
*   Onto Innovation Inc.............................................. 12,779     411,482
*   Optical Cable Corp...............................................  1,600       4,720
*   OSI Systems, Inc.................................................  3,974     394,380
    PC Connection, Inc...............................................  6,934     338,657
    PC-Tel, Inc......................................................  4,282      30,616
*   PDF Solutions, Inc...............................................  9,595     155,055
*   Perficient, Inc..................................................  9,552     374,438
    Perspecta, Inc................................................... 11,844     314,340
*   Photronics, Inc.................................................. 18,041     212,884
    Plantronics, Inc.................................................    608      23,967
*   Plexus Corp......................................................  8,395     620,726
*   PRGX Global, Inc.................................................  2,300      11,500
*   Rambus, Inc...................................................... 23,438     324,499
*   RealNetworks, Inc................................................  5,224       8,463
    RF Industries, Ltd...............................................    681       4,045
*   Ribbon Communications, Inc....................................... 20,057      86,045
    Richardson Electronics, Ltd......................................  3,224      18,602
*   Rogers Corp......................................................  3,710     502,631
*   Sanmina Corp..................................................... 20,163     619,609
*   ScanSource, Inc..................................................  6,350     205,105
*   Seachange International, Inc..................................... 13,521      40,698
*   SMART Global Holdings, Inc.......................................  1,331      39,531
*   Steel Connect, Inc............................................... 11,199      17,470
*   Stratasys, Ltd...................................................  9,275     191,807
*   Super Micro Computer, Inc........................................ 12,744     263,546
*   Sykes Enterprises, Inc........................................... 10,441     322,575
#*  Synaptics, Inc...................................................  5,828     245,417
#*  Synchronoss Technologies, Inc....................................  8,428      50,568
    SYNNEX Corp...................................................... 10,748   1,265,470
*   Tech Data Corp...................................................  9,711   1,179,886
    TESSCO Technologies, Inc.........................................  3,407      45,279
#   TiVo Corp........................................................ 35,879     292,055
*   TTM Technologies, Inc............................................ 26,524     310,596
*   Ultra Clean Holdings, Inc........................................ 11,190     239,130
*   Veeco Instruments, Inc........................................... 14,697     200,467
    Vishay Intertechnology, Inc...................................... 34,468     694,530
*   Vishay Precision Group, Inc......................................  2,563      87,270
*   Xerox Holdings Corp.............................................. 38,196   1,295,990
    Xperi Corp.......................................................  6,929     140,693
                                                                             -----------
TOTAL INFORMATION TECHNOLOGY.........................................         37,807,405
                                                                             -----------
MATERIALS -- (6.5%)
*   AdvanSix, Inc....................................................  7,996     181,989
*   AgroFresh Solutions, Inc......................................... 10,796      24,831

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE+
                                                                      ------- ----------
MATERIALS -- (Continued)
*   Alcoa Corp.......................................................  44,923 $  933,949
#*  Allegheny Technologies, Inc......................................  25,557    536,953
    American Vanguard Corp...........................................   9,936    138,905
#*  Ampco-Pittsburgh Corp............................................   4,848     18,810
    Ashland Global Holdings, Inc.....................................   6,564    507,857
    Boise Cascade Co.................................................   9,960    356,269
    Cabot Corp.......................................................   6,975    304,040
    Carpenter Technology Corp........................................  13,131    643,682
#*  Century Aluminum Co..............................................  26,808    156,291
*   Clearwater Paper Corp............................................   4,361     80,853
*   Coeur Mining, Inc................................................  35,260    194,635
    Commercial Metals Co.............................................  28,809    556,878
*   Core Molding Technologies, Inc...................................   2,490     14,218
    Domtar Corp......................................................  13,667    497,342
*   Element Solutions, Inc...........................................  62,106    674,471
*   Ferro Corp.......................................................  11,899    132,436
    Ferroglobe P.L.C.................................................  17,682     10,931
*   Flotek Industries, Inc...........................................  15,915     30,398
    Friedman Industries, Inc.........................................   1,905     13,201
    FutureFuel Corp..................................................  14,713    181,411
    Gold Resource Corp...............................................   7,937     34,764
    Graphic Packaging Holding Co.....................................  39,577    619,776
    Greif, Inc., Class A.............................................   6,268    245,518
    Greif, Inc., Class B.............................................   1,431     67,300
    Hawkins, Inc.....................................................   2,704    115,596
    Haynes International, Inc........................................   3,948    136,048
    HB Fuller Co.....................................................  11,474    559,931
    Hecla Mining Co.................................................. 141,656    325,809
    Huntsman Corp....................................................  52,125  1,153,526
    Innophos Holdings, Inc...........................................   4,390    143,202
    Innospec, Inc....................................................   6,121    559,215
*   Intrepid Potash, Inc.............................................  31,876     98,497
*   Kraton Corp......................................................   7,897    177,051
    Kronos Worldwide, Inc............................................   2,402     30,457
#*  Livent Corp......................................................   4,775     32,756
    Louisiana-Pacific Corp...........................................  25,182    736,070
*   LSB Industries, Inc..............................................   5,003     21,163
    Materion Corp....................................................   6,626    376,622
    Mercer International, Inc........................................  16,859    205,680
    Minerals Technologies, Inc.......................................   8,143    402,671
    Mosaic Co. (The).................................................  60,581  1,204,350
    Neenah, Inc......................................................     613     39,538
    Nexa Resources SA................................................   4,776     51,055
    Olin Corp........................................................  30,411    557,738
    Olympic Steel, Inc...............................................   3,793     56,819
    Owens-Illinois, Inc..............................................   6,186     52,581
    PH Glatfelter Co.................................................  10,635    191,430
*   PQ Group Holdings, Inc...........................................  11,307    186,226
    Rayonier Advanced Materials, Inc.................................   8,785     36,633
    Reliance Steel & Aluminum Co.....................................  19,032  2,208,473
    Resolute Forest Products, Inc....................................  21,514     77,881
    Schnitzer Steel Industries, Inc., Class A........................   8,293    176,973
    Schweitzer-Mauduit International, Inc............................   7,750    313,797
    Sonoco Products Co...............................................   6,116    352,893
    Steel Dynamics, Inc..............................................  35,639  1,082,000
    Stepan Co........................................................   5,683    555,343
*   Summit Materials, Inc., Class A..................................  25,617    587,398
*   SunCoke Energy, Inc..............................................  19,275    101,965
    Synalloy Corp....................................................     842     13,186

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


                                                                         SHARES      VALUE+
                                                                        --------- ------------
MATERIALS -- (Continued)
*     TimkenSteel Corp.................................................    17,420 $     97,900
*     Trecora Resources................................................     3,192       27,994
      Tredegar Corp....................................................     6,533      129,876
      Trinseo SA.......................................................     5,224      222,020
*     Tronox Holdings P.L.C., Class A..................................    20,299      172,338
*     UFP Technologies, Inc............................................     1,242       51,680
      United States Lime & Minerals, Inc...............................       941       83,278
#     United States Steel Corp.........................................    33,986      391,179
*     Universal Stainless & Alloy Products, Inc........................     2,690       36,100
#*    US Concrete, Inc.................................................     2,282      119,257
*     Venator Materials P.L.C..........................................    12,212       30,164
*     Verso Corp., Class A.............................................     7,342      107,487
#     Warrior Met Coal, Inc............................................     7,010      136,555
      Westlake Chemical Corp...........................................    12,268      775,215
      WestRock Co......................................................     2,561       95,705
      Worthington Industries, Inc......................................    13,566      499,364
                                                                                  ------------
TOTAL MATERIALS........................................................             23,054,393
                                                                                  ------------
REAL ESTATE -- (0.3%)
      Consolidated-Tomoka Land Co......................................     1,381       88,343
*     Forestar Group, Inc..............................................     1,413       26,536
*     FRP Holdings, Inc................................................     1,538       79,638
*     Howard Hughes Corp. (The)........................................       605       67,651
*     Marcus & Millichap, Inc..........................................       739       26,397
*     Rafael Holdings, Inc., Class B...................................     5,162       89,664
      RE/MAX Holdings, Inc., Class A...................................     6,815      227,962
#     Realogy Holdings Corp............................................    27,392      215,849
#*    St Joe Co. (The).................................................     3,521       65,314
*     Stratus Properties, Inc..........................................       650       17,927
*     Tejon Ranch Co...................................................     9,061      145,701
                                                                                  ------------
TOTAL REAL ESTATE......................................................              1,050,982
                                                                                  ------------
UTILITIES -- (0.3%)
*     AquaVenture Holdings, Ltd........................................     4,404       86,406
      Genie Energy, Ltd., Class B......................................     2,650       19,743
      Ormat Technologies, Inc..........................................     7,446      570,066
      TerraForm Power, Inc., Class A...................................    13,932      236,565
                                                                                  ------------
TOTAL UTILITIES........................................................                912,780
                                                                                  ------------
TOTAL COMMON STOCKS....................................................            339,994,979
                                                                                  ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional U.S. Government Money Market Fund
         1.752%........................................................   638,563      638,563
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (4.3%)
@(S)  The DFA Short Term Investment Fund............................... 1,339,279   15,496,798
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $349,762,563)..................................................           $356,130,340
                                                                                  ============

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                              ------------ ----------- ------- ------------
Common Stocks
   Communication Services.................... $ 10,435,576          --   --    $ 10,435,576
   Consumer Discretionary....................   48,413,026 $     1,117   --      48,414,143
   Consumer Staples..........................   13,695,654          --   --      13,695,654
   Energy....................................   25,283,571          --   --      25,283,571
   Financials................................   91,938,500       9,501   --      91,948,001
   Health Care...............................   16,223,213          --   --      16,223,213
   Industrials...............................   71,169,261          --   --      71,169,261
   Information Technology....................   37,807,405          --   --      37,807,405
   Materials.................................   23,054,393          --   --      23,054,393
   Real Estate...............................    1,050,982          --   --       1,050,982
   Utilities.................................      912,780          --   --         912,780
Temporary Cash Investments...................      638,563          --   --         638,563
Securities Lending Collateral................           --  15,496,798   --      15,496,798
                                              ------------ -----------   --    ------------
TOTAL........................................ $340,622,924 $15,507,416   --    $356,130,340
                                              ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE+
                                                                      ------- -----------
COMMON STOCKS -- (99.5%)
COMMUNICATION SERVICES -- (12.2%)
    Activision Blizzard, Inc.........................................  30,610 $ 1,715,078
*   Altice USA, Inc., Class A........................................  16,543     512,006
    AT&T, Inc........................................................ 577,430  22,225,281
    CBS Corp., Class B...............................................   1,500      54,060
    CenturyLink, Inc................................................. 121,947   1,577,994
*   Charter Communications, Inc., Class A............................  13,352   6,246,867
    Comcast Corp., Class A........................................... 397,537  17,817,608
#*  Discovery, Inc., Class A.........................................  20,493     552,389
*   Discovery, Inc., Class C.........................................  34,138     861,643
*   DISH Network Corp., Class A......................................  23,343     802,532
    Fox Corp., Class A...............................................  28,516     913,653
*   Fox Corp., Class B...............................................  30,375     948,915
*   GCI Liberty, Inc., Class A.......................................     700      48,986
    Interpublic Group of Cos., Inc. (The)............................   9,752     212,106
*   Liberty Broadband Corp., Class A.................................     600      70,794
*   Liberty Broadband Corp., Class C.................................   4,321     510,181
#*  Liberty Media Corp.-Liberty Formula One, Class A.................     535      21,630
*   Liberty Media Corp.-Liberty Formula One, Class C.................   1,727      73,398
*   Liberty Media Corp.-Liberty SiriusXM, Class A....................   2,140      96,107
*   Liberty Media Corp.-Liberty SiriusXM, Class C....................   6,909     312,218
*   Madison Square Garden Co. (The), Class A.........................     622     166,024
    News Corp., Class A..............................................  10,744     147,300
    News Corp., Class B..............................................   6,265      88,462
#*  Sprint Corp......................................................  33,154     205,886
*   T-Mobile US, Inc.................................................  21,324   1,762,642
    Viacom, Inc., Class B............................................  42,346     912,980
    Walt Disney Co. (The)............................................  67,897   8,821,178
                                                                              -----------
TOTAL COMMUNICATION SERVICES.........................................          67,677,918
                                                                              -----------
CONSUMER DISCRETIONARY -- (6.4%)
    Advance Auto Parts, Inc..........................................   4,728     768,206
    Aramark..........................................................  22,279     974,929
    Autoliv, Inc.....................................................   6,304     490,703
    BorgWarner, Inc..................................................  20,653     860,817
*   Capri Holdings, Ltd..............................................   1,300      40,391
*   CarMax, Inc......................................................   4,971     463,148
    Carnival Corp....................................................  24,422   1,047,460
*   Dollar Tree, Inc.................................................   6,083     671,563
    DR Horton, Inc...................................................  54,204   2,838,664
    Foot Locker, Inc.................................................     612      26,628
    Ford Motor Co.................................................... 293,500   2,521,165
    Gap, Inc. (The)..................................................  18,576     302,046
    Garmin, Ltd......................................................  12,206   1,144,313
    General Motors Co................................................ 100,456   3,732,945
    Gentex Corp......................................................  27,109     760,408
#   Harley-Davidson, Inc.............................................   6,273     244,082
    Hyatt Hotels Corp., Class A......................................   2,188     163,531
    Kohl's Corp......................................................  24,910   1,276,887
    Lear Corp........................................................   6,060     713,686
    Lennar Corp., Class A............................................  20,267   1,207,913
    Lennar Corp., Class B............................................     607      28,541
*   LKQ Corp.........................................................  33,701   1,145,497
#   Macy's, Inc......................................................  15,996     242,499
    MGM Resorts International........................................  32,476     925,566
*   Mohawk Industries, Inc...........................................   9,865   1,414,444

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
CONSUMER DISCRETIONARY -- (Continued)
    Newell Brands, Inc...............................................  10,577 $   200,646
*   Norwegian Cruise Line Holdings, Ltd..............................  26,812   1,360,977
    PulteGroup, Inc..................................................  39,397   1,545,938
    PVH Corp.........................................................   8,175     712,533
*   Qurate Retail, Inc., Class A.....................................  33,341     318,073
    Ralph Lauren Corp................................................   5,787     555,899
    Royal Caribbean Cruises, Ltd.....................................  22,605   2,460,102
    Tapestry, Inc....................................................   8,069     208,664
    Target Corp......................................................  24,624   2,632,552
    Tiffany & Co.....................................................   1,312     163,357
    Toll Brothers, Inc...............................................   3,807     151,404
#*  Veoneer, Inc.....................................................   2,824      44,958
    Whirlpool Corp...................................................   7,935   1,207,072
                                                                              -----------
TOTAL CONSUMER DISCRETIONARY.........................................          35,568,207
                                                                              -----------
CONSUMER STAPLES -- (4.8%)
    Archer-Daniels-Midland Co........................................  20,188     848,703
    Bunge, Ltd.......................................................  12,642     682,668
    Conagra Brands, Inc..............................................  11,699     316,458
    Constellation Brands, Inc., Class A..............................   5,354   1,019,027
    Coty, Inc., Class A..............................................  46,210     540,195
    Ingredion, Inc...................................................   4,331     342,149
    JM Smucker Co. (The).............................................  13,623   1,439,679
    Kraft Heinz Co. (The)............................................  13,469     435,453
    Kroger Co. (The).................................................  53,835   1,326,494
    Molson Coors Brewing Co., Class B................................  16,247     856,542
    Mondelez International, Inc., Class A............................  63,318   3,321,029
*   Pilgrim's Pride Corp.............................................   4,955     150,434
*   Post Holdings, Inc...............................................   7,680     790,272
    Seaboard Corp....................................................      12      50,629
    Spectrum Brands Holdings, Inc....................................     174       8,736
    Tyson Foods, Inc., Class A.......................................  23,525   1,947,635
*   US Foods Holding Corp............................................  23,298     924,232
    Walgreens Boots Alliance, Inc....................................  56,873   3,115,503
    Walmart, Inc.....................................................  70,613   8,280,080
                                                                              -----------
TOTAL CONSUMER STAPLES...............................................          26,395,918
                                                                              -----------
ENERGY -- (12.2%)
    Apache Corp......................................................  36,776     796,568
    Baker Hughes Co..................................................  14,996     320,914
    Chevron Corp..................................................... 167,173  19,415,472
    Cimarex Energy Co................................................     923      38,969
    Concho Resources, Inc............................................  12,560     848,051
    ConocoPhillips...................................................  91,117   5,029,659
    Devon Energy Corp................................................  41,038     832,251
    Diamondback Energy, Inc..........................................   8,510     729,818
    EOG Resources, Inc...............................................   1,275      88,370
    Exxon Mobil Corp................................................. 250,775  16,944,867
    Helmerich & Payne, Inc...........................................   2,218      83,175
    Hess Corp........................................................  26,336   1,731,592
    HollyFrontier Corp...............................................  23,175   1,273,235
    Kinder Morgan, Inc...............................................  95,030   1,898,699
    Marathon Oil Corp................................................  95,803   1,104,609
    Marathon Petroleum Corp..........................................  55,729   3,563,870
#   Murphy Oil Corp..................................................   2,737      56,464
    National Oilwell Varco, Inc......................................  19,350     437,697
    Noble Energy, Inc................................................  56,958   1,097,011
    Occidental Petroleum Corp........................................  56,657   2,294,609

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
ENERGY -- (Continued)
    Parsley Energy, Inc., Class A....................................   3,962 $    62,639
    Phillips 66......................................................  23,677   2,765,947
    Pioneer Natural Resources Co.....................................   8,167   1,004,704
    Schlumberger, Ltd................................................  35,725   1,167,850
#   Targa Resources Corp.............................................  16,690     648,907
    TechnipFMC P.L.C.................................................  22,952     452,843
#*  Transocean, Ltd..................................................   8,100      38,475
    Valero Energy Corp...............................................  32,870   3,187,733
                                                                              -----------
TOTAL ENERGY.........................................................          67,914,998
                                                                              -----------
FINANCIALS -- (23.8%)
    Aflac, Inc.......................................................  36,222   1,925,562
*   Alleghany Corp...................................................     521     405,489
    Allstate Corp. (The).............................................  12,679   1,349,299
    Ally Financial, Inc..............................................  51,633   1,581,519
    American Financial Group, Inc....................................   5,612     583,872
    American International Group, Inc................................  23,508   1,244,984
*   Arch Capital Group, Ltd..........................................  10,751     448,962
    Assurant, Inc....................................................   3,963     499,615
*   Athene Holding, Ltd., Class A....................................   6,508     282,122
    Axis Capital Holdings, Ltd.......................................   1,673      99,426
    Bank of America Corp............................................. 430,976  13,476,588
    Bank of New York Mellon Corp. (The)..............................  62,976   2,944,128
    BB&T Corp........................................................  36,312   1,926,352
*   Berkshire Hathaway, Inc., Class B................................  54,789  11,647,046
    Capital One Financial Corp.......................................  35,538   3,313,919
    Chubb, Ltd.......................................................   9,800   1,493,716
    CIT Group, Inc...................................................   2,540     108,941
    Citigroup, Inc................................................... 128,445   9,230,058
    Citizens Financial Group, Inc....................................  14,080     495,053
    CNA Financial Corp...............................................   3,404     152,635
    Comerica, Inc....................................................  17,468   1,142,757
    East West Bancorp, Inc...........................................  10,598     454,866
    Everest Re Group, Ltd............................................   2,530     650,438
    Fifth Third Bancorp..............................................  73,951   2,150,495
    Franklin Resources, Inc..........................................   3,198      88,105
    Goldman Sachs Group, Inc. (The)..................................  24,966   5,327,245
    Hartford Financial Services Group, Inc. (The)....................  51,701   2,951,093
    Huntington Bancshares, Inc....................................... 132,757   1,875,856
    Invesco, Ltd.....................................................  12,680     213,278
    Jefferies Financial Group, Inc...................................   6,961     129,962
    JPMorgan Chase & Co.............................................. 154,762  19,332,869
    KeyCorp..........................................................  74,613   1,340,796
    Lincoln National Corp............................................  11,260     635,965
    Loews Corp.......................................................  17,112     838,488
    M&T Bank Corp....................................................   2,927     458,163
    MetLife, Inc.....................................................  25,180   1,178,172
    Morgan Stanley...................................................  89,250   4,109,963
    New York Community Bancorp, Inc..................................  16,685     194,380
    Old Republic International Corp..................................  13,666     305,298
    PacWest Bancorp..................................................   1,151      42,575
    People's United Financial, Inc...................................   8,409     135,974
    PNC Financial Services Group, Inc. (The).........................  21,999   3,227,253
    Principal Financial Group, Inc...................................  29,370   1,567,771
#   Prosperity Bancshares, Inc.......................................     567      39,134
    Prudential Financial, Inc........................................  13,537   1,233,762
    Regions Financial Corp...........................................  97,923   1,576,560
    Reinsurance Group of America, Inc................................   4,352     707,069
    RenaissanceRe Holdings, Ltd......................................   2,150     402,437

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
FINANCIALS -- (Continued)
    Santander Consumer USA Holdings, Inc.............................  16,188 $    405,995
    Signature Bank...................................................     444       52,534
    State Street Corp................................................   8,498      561,463
    SunTrust Banks, Inc..............................................  20,607    1,408,282
    Synchrony Financial..............................................  19,684      696,223
    Synovus Financial Corp...........................................   4,904      166,098
    Travelers Cos., Inc. (The).......................................  19,149    2,509,668
    Unum Group.......................................................  13,893      382,613
    Voya Financial, Inc..............................................   6,430      346,963
    Wells Fargo & Co................................................. 357,801   18,473,266
    WR Berkley Corp..................................................   8,544      597,226
    Zions Bancorp NA.................................................  15,492      750,897
                                                                              ------------
TOTAL FINANCIALS.....................................................          131,871,238
                                                                              ------------
HEALTH CARE -- (13.3%)
    Abbott Laboratories..............................................  19,975    1,670,110
*   Alexion Pharmaceuticals, Inc.....................................     756       79,682
    Allergan P.L.C...................................................   7,075    1,245,978
    Anthem, Inc......................................................  21,026    5,657,676
    Becton Dickinson and Co..........................................   1,497      383,232
*   Biogen, Inc......................................................   1,704      509,002
*   Bio-Rad Laboratories, Inc., Class A..............................     754      250,041
    Cardinal Health, Inc.............................................  23,497    1,161,927
*   Centene Corp.....................................................  26,102    1,385,494
*   Cigna Corp.......................................................  28,620    5,107,525
    CVS Health Corp..................................................  94,177    6,252,411
    Danaher Corp.....................................................  31,389    4,326,032
*   DaVita, Inc......................................................  19,353    1,134,086
    DENTSPLY SIRONA, Inc.............................................   5,350      293,073
*   Elanco Animal Health, Inc........................................   1,300       35,126
*   Henry Schein, Inc................................................   3,668      229,562
    Humana, Inc......................................................   9,731    2,862,860
*   IQVIA Holdings, Inc..............................................   6,646      959,815
*   Jazz Pharmaceuticals P.L.C.......................................   5,173      649,884
*   Laboratory Corp. of America Holdings.............................  14,026    2,311,064
    McKesson Corp....................................................  12,043    1,601,719
    Medtronic P.L.C..................................................  74,900    8,156,610
*   Mylan NV.........................................................  52,664    1,008,516
    PerkinElmer, Inc.................................................     200       17,192
    Perrigo Co. P.L.C................................................   8,650      458,623
    Pfizer, Inc...................................................... 406,902   15,612,830
    Quest Diagnostics, Inc...........................................  17,259    1,747,474
    STERIS P.L.C.....................................................   3,874      548,442
*   Syneos Health, Inc...............................................   1,106       55,466
    Thermo Fisher Scientific, Inc....................................  16,736    5,053,937
*   United Therapeutics Corp.........................................   1,053       94,602
    Universal Health Services, Inc., Class B.........................  11,058    1,520,033
*   WellCare Health Plans, Inc.......................................   1,162      344,649
    Zimmer Biomet Holdings, Inc......................................   6,119      845,829
                                                                              ------------
TOTAL HEALTH CARE....................................................           73,570,502
                                                                              ------------
INDUSTRIALS -- (10.6%)
    Acuity Brands, Inc...............................................     331       41,305
*   AECOM............................................................   9,375      375,094
    AGCO Corp........................................................   8,813      675,869
    Alaska Air Group, Inc............................................  14,635    1,016,108
    AMERCO...........................................................   1,629      659,810
    Arconic, Inc.....................................................  53,719    1,475,661

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INDUSTRIALS -- (Continued)
    Arcosa, Inc......................................................   1,576 $    60,534
    Carlisle Cos., Inc...............................................   6,401     974,680
    Cummins, Inc.....................................................  10,007   1,726,007
    Delta Air Lines, Inc.............................................  45,864   2,526,189
    Dover Corp.......................................................   8,500     883,065
    Eaton Corp. P.L.C................................................  31,645   2,756,596
    FedEx Corp.......................................................  18,335   2,799,021
    Fortune Brands Home & Security, Inc..............................   9,274     556,904
    General Electric Co.............................................. 200,944   2,005,421
*   Genesee & Wyoming, Inc., Class A.................................   1,558     172,985
    Ingersoll-Rand P.L.C.............................................  13,320   1,690,175
    Jacobs Engineering Group, Inc....................................   6,798     636,157
*   JetBlue Airways Corp.............................................  35,732     689,628
    Johnson Controls International P.L.C.............................  45,036   1,951,410
    Kansas City Southern.............................................  12,742   1,793,819
#   Knight-Swift Transportation Holdings, Inc........................   1,600      58,336
    L3Harris Technologies, Inc.......................................   8,047   1,660,176
    ManpowerGroup, Inc...............................................   7,464     678,627
    Nielsen Holdings P.L.C...........................................  34,910     703,786
    Norfolk Southern Corp............................................  20,396   3,712,072
    nVent Electric P.L.C.............................................   6,421     148,068
    Oshkosh Corp.....................................................   7,131     608,845
    Owens Corning....................................................  13,548     830,221
    PACCAR, Inc......................................................  21,096   1,604,562
    Parker-Hannifin Corp.............................................     200      36,698
    Pentair P.L.C....................................................  17,893     742,023
    Quanta Services, Inc.............................................  11,715     492,616
    Republic Services, Inc...........................................  28,633   2,505,674
*   Sensata Technologies Holding P.L.C...............................  17,285     884,819
    Snap-on, Inc.....................................................   6,398   1,040,763
    Southwest Airlines Co............................................  35,245   1,978,302
    Stanley Black & Decker, Inc......................................  17,128   2,591,980
    Textron, Inc.....................................................  32,300   1,488,707
*   United Airlines Holdings, Inc....................................  33,045   3,001,808
*   United Rentals, Inc..............................................   4,599     614,288
    United Technologies Corp.........................................  44,251   6,353,558
    Wabtec Corp......................................................   5,108     354,342
#*  XPO Logistics, Inc...............................................  14,263   1,089,693
                                                                              -----------
TOTAL INDUSTRIALS....................................................          58,646,402
                                                                              -----------
INFORMATION TECHNOLOGY -- (10.2%)
*   Akamai Technologies, Inc.........................................   4,465     386,222
    Amdocs, Ltd......................................................  14,909     972,067
    Analog Devices, Inc..............................................  10,063   1,073,018
*   Arrow Electronics, Inc...........................................  11,131     882,466
    Avnet, Inc.......................................................   4,987     197,286
    Broadcom, Inc....................................................   1,121     328,285
    Cisco Systems, Inc...............................................   1,616      76,776
    Cognizant Technology Solutions Corp., Class A....................  41,585   2,534,190
    Corning, Inc.....................................................  70,785   2,097,359
    Cypress Semiconductor Corp.......................................   3,217      74,860
*   Dell Technologies, Inc., Class C.................................   2,582     136,562
    Dolby Laboratories, Inc., Class A................................     858      55,195
    DXC Technology Co................................................  23,052     637,849
    Fidelity National Information Services, Inc......................  25,320   3,336,163
*   Fiserv, Inc......................................................   5,900     626,226
*   Flex, Ltd........................................................  27,933     328,213
    Global Payments, Inc.............................................   3,355     567,599
    Hewlett Packard Enterprise Co.................................... 170,324   2,795,017

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
INFORMATION TECHNOLOGY -- (Continued)
    HP, Inc.......................................................... 106,724 $ 1,853,796
    Intel Corp....................................................... 392,945  22,213,181
*   IPG Photonics Corp...............................................   1,230     165,164
    Jabil, Inc.......................................................   1,501      55,267
    Juniper Networks, Inc............................................  29,198     724,694
    Lam Research Corp................................................   1,304     353,436
    Leidos Holdings, Inc.............................................  16,325   1,407,705
    Marvell Technology Group, Ltd....................................  24,233     591,043
*   Micron Technology, Inc...........................................  86,728   4,123,916
*   ON Semiconductor Corp............................................  39,884     813,634
*   Qorvo, Inc.......................................................  10,213     825,823
    Skyworks Solutions, Inc..........................................   6,306     574,224
    SS&C Technologies Holdings, Inc..................................  18,616     968,218
    SYNNEX Corp......................................................     979     115,267
*   Synopsys, Inc....................................................     651      88,373
    TE Connectivity, Ltd.............................................  23,110   2,068,345
    Western Digital Corp.............................................  33,167   1,713,076
*   Xerox Holdings Corp..............................................  28,577     969,618
                                                                              -----------
TOTAL INFORMATION TECHNOLOGY.........................................          56,730,133
                                                                              -----------
MATERIALS -- (5.3%)
    Air Products & Chemicals, Inc....................................   6,186   1,319,226
#   Albemarle Corp...................................................   9,879     600,050
    Ashland Global Holdings, Inc.....................................   4,313     333,697
    Ball Corp........................................................  10,479     733,216
    CF Industries Holdings, Inc......................................  24,426   1,107,719
*   Corteva, Inc.....................................................  17,233     454,607
*   Dow, Inc.........................................................  53,775   2,715,100
    DuPont de Nemours, Inc...........................................  17,233   1,135,827
    Eastman Chemical Co..............................................  18,227   1,385,981
    FMC Corp.........................................................   3,749     343,033
    Freeport-McMoRan, Inc............................................ 134,918   1,324,895
    Huntsman Corp....................................................   8,037     177,859
#   International Flavors & Fragrances, Inc..........................   1,536     187,407
    International Paper Co...........................................  33,058   1,443,973
    Linde P.L.C......................................................  13,100   2,598,385
    LyondellBasell Industries NV, Class A............................  16,339   1,465,608
    Martin Marietta Materials, Inc...................................   4,839   1,267,382
    Mosaic Co. (The).................................................  21,306     423,563
    Newmont Goldcorp Corp............................................  41,223   1,637,790
    Nucor Corp.......................................................  42,359   2,281,032
    Packaging Corp. of America.......................................  10,295   1,126,891
    Reliance Steel & Aluminum Co.....................................   8,693   1,008,736
    Royal Gold, Inc..................................................   2,190     252,814
    Sonoco Products Co...............................................   2,845     164,157
    Steel Dynamics, Inc..............................................  28,855     876,038
    Valvoline, Inc...................................................  16,013     341,717
    Vulcan Materials Co..............................................   9,441   1,348,836
    Westlake Chemical Corp...........................................   5,961     376,676
    WestRock Co......................................................  26,354     984,849
                                                                              -----------
TOTAL MATERIALS......................................................          29,417,064
                                                                              -----------
REAL ESTATE -- (0.3%)
*   CBRE Group, Inc., Class A........................................  16,234     869,331
*   Howard Hughes Corp. (The)........................................     807      90,239
    Jones Lang LaSalle, Inc..........................................   5,582     817,874
                                                                              -----------
TOTAL REAL ESTATE....................................................           1,777,444
                                                                              -----------

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                        SHARES     VALUE+
                                                                        ------- ------------
UTILITIES -- (0.4%)
      MDU Resources Group, Inc.........................................   6,027 $    174,120
      NRG Energy, Inc..................................................  17,305      694,276
      Vistra Energy Corp...............................................  55,822    1,508,869
                                                                                ------------
TOTAL UTILITIES........................................................            2,377,265
                                                                                ------------
TOTAL COMMON STOCKS....................................................          551,947,089
                                                                                ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%......................................................... 192,552      192,552
                                                                                ------------
SECURITIES LENDING COLLATERAL -- (0.4%)
@(S)  The DFA Short Term Investment Fund............................... 200,647    2,321,690
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
      (Cost $453,360,404)..............................................         $554,461,331
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              --------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ------------ ---------- ------- ------------
Common Stocks
   Communication Services.................... $ 67,677,918         --   --    $ 67,677,918
   Consumer Discretionary....................   35,568,207         --   --      35,568,207
   Consumer Staples..........................   26,395,918         --   --      26,395,918
   Energy....................................   67,914,998         --   --      67,914,998
   Financials................................  131,871,238         --   --     131,871,238
   Health Care...............................   73,570,502         --   --      73,570,502
   Industrials...............................   58,646,402         --   --      58,646,402
   Information Technology....................   56,730,133         --   --      56,730,133
   Materials.................................   29,417,064         --   --      29,417,064
   Real Estate...............................    1,777,444         --   --       1,777,444
   Utilities.................................    2,377,265         --   --       2,377,265
Temporary Cash Investments...................      192,552         --   --         192,552
Securities Lending Collateral................           -- $2,321,690   --       2,321,690
                                              ------------ ----------   --    ------------
TOTAL........................................ $552,139,641 $2,321,690   --    $554,461,331
                                              ============ ==========   ==    ============

                       VA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMON STOCKS -- (95.0%)
AUSTRALIA -- (6.6%)
    AMP, Ltd......................................................... 195,104 $   246,522
    Aurizon Holdings, Ltd............................................  79,484     323,360
    Australia & New Zealand Banking Group, Ltd....................... 242,031   4,447,829
#   Bank of Queensland, Ltd..........................................  41,357     258,111
    Bendigo & Adelaide Bank, Ltd.....................................  45,980     337,452
    BlueScope Steel, Ltd.............................................  71,685     656,217
    Boral, Ltd....................................................... 108,300     376,009
    Challenger, Ltd..................................................   7,788      42,715
    Crown Resorts, Ltd...............................................   8,789      75,503
    Downer EDI, Ltd..................................................  34,395     191,307
    Fortescue Metals Group, Ltd...................................... 201,285   1,231,989
#   Harvey Norman Holdings, Ltd......................................  57,544     162,361
    Incitec Pivot, Ltd............................................... 153,141     364,390
    LendLease Group..................................................  39,494     510,488
    National Australia Bank, Ltd..................................... 146,201   2,869,799
    Newcrest Mining, Ltd.............................................  24,647     538,003
    Oil Search, Ltd..................................................  88,301     435,791
    Origin Energy, Ltd...............................................  92,720     502,677
    QBE Insurance Group, Ltd.........................................  62,715     545,645
    Qube Holdings, Ltd...............................................  59,269     132,887
    Santos, Ltd...................................................... 179,159   1,002,128
    South32, Ltd..................................................... 562,620     984,546
    Star Entertainment Grp, Ltd. (The)...............................  68,502     222,117
    Suncorp Group, Ltd...............................................  79,201     735,346
    Tabcorp Holdings, Ltd............................................  91,547     303,354
    Westpac Banking Corp............................................. 123,183   2,391,658
    Whitehaven Coal, Ltd............................................. 105,012     238,838
    Woodside Petroleum, Ltd..........................................  80,603   1,786,441
    Worley, Ltd......................................................  14,874     139,611
                                                                              -----------
TOTAL AUSTRALIA......................................................          22,053,094
                                                                              -----------
AUSTRIA -- (0.1%)
    Raiffeisen Bank International AG.................................   8,733     215,175
                                                                              -----------
BELGIUM -- (1.0%)
    Ageas............................................................  12,339     711,587
    KBC Group NV.....................................................  14,235   1,000,923
    Solvay SA........................................................   6,973     758,146
    UCB SA...........................................................   9,719     783,340
                                                                              -----------
TOTAL BELGIUM........................................................           3,253,996
                                                                              -----------
CANADA -- (8.1%)
#   AltaGas, Ltd.....................................................   9,391     136,612
    Bank of Montreal, (2073174)......................................  22,673   1,677,575
#   Bank of Montreal, (2076009)......................................  24,590   1,820,306
    Bank of Nova Scotia (The)........................................  30,508   1,749,734
    Bank of Nova Scotia (The)........................................   9,982     572,268
    Barrick Gold Corp................................................   8,569     148,856
    Barrick Gold Corp................................................  25,539     443,357
#   Cameco Corp......................................................  21,467     191,700
    Canadian Imperial Bank of Commerce...............................  16,714   1,425,214
    Canadian Imperial Bank of Commerce...............................   8,249     703,310
    Canadian Natural Resources, Ltd..................................  93,719   2,363,593
    Cenovus Energy, Inc..............................................  42,100     357,429
    Element Fleet Management Corp....................................  12,245     104,126
    Encana Corp......................................................  44,395     173,926

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CANADA -- (Continued)
#   Encana Corp......................................................  47,818 $   187,925
    Fairfax Financial Holdings, Ltd..................................   2,494   1,056,603
    First Quantum Minerals, Ltd......................................  30,796     260,238
#   Genworth MI Canada, Inc..........................................   2,700     109,058
    Great-West Lifeco, Inc...........................................  11,680     284,041
    Husky Energy, Inc................................................  44,388     310,053
    IA Financial Crop., Inc..........................................  11,174     538,127
    Imperial Oil, Ltd................................................   4,100     102,103
#   Imperial Oil, Ltd................................................  19,463     484,045
*   Kinross Gold Corp................................................ 136,784     664,655
    Lundin Mining Corp...............................................  63,520     320,711
    Magna International, Inc.........................................  39,343   2,115,473
    Manulife Financial Corp..........................................   5,708     106,307
    Manulife Financial Corp..........................................  93,419   1,739,462
    Nutrien, Ltd.....................................................   3,400     162,656
    Nutrien, Ltd.....................................................  17,524     837,501
    Onex Corp........................................................   3,495     205,465
*   Stars Group, Inc. (The)..........................................   5,583     121,486
    Sun Life Financial, Inc..........................................  13,681     614,003
    Suncor Energy, Inc., (B3NB0P5)...................................  80,895   2,401,773
    Suncor Energy, Inc., (B3NB1P2)...................................  45,346   1,348,225
    Teck Resources, Ltd., Class B....................................  14,790     233,792
    Teck Resources, Ltd., Class B....................................  55,838     883,915
    TMX Group, Ltd...................................................   1,598     139,623
    Tourmaline Oil Corp..............................................  10,404      89,261
    Wheaton Precious Metals Corp.....................................   1,618      45,355
                                                                              -----------
TOTAL CANADA.........................................................          27,229,862
                                                                              -----------
DENMARK -- (1.5%)
    AP Moller--Maersk A.S., Class A..................................     139     166,973
    AP Moller--Maersk A.S., Class B..................................     167     213,026
    Carlsberg A.S., Class B..........................................   7,124   1,003,231
    Danske Bank A.S..................................................  20,535     293,456
#*  Demant A.S.......................................................   6,848     180,891
    DSV Panalpina A.S................................................   6,473     629,105
    H Lundbeck A.S...................................................   7,719     263,763
    ISS A.S..........................................................  12,670     331,716
#   Novozymes A.S., Class B..........................................   8,121     382,820
    Rockwool International A.S., Class A.............................      30       5,647
    Rockwool International A.S., Class B.............................     680     133,646
    Tryg A.S.........................................................   4,108     114,823
    Vestas Wind Systems A.S..........................................  16,721   1,362,223
                                                                              -----------
TOTAL DENMARK........................................................           5,081,320
                                                                              -----------
FINLAND -- (0.9%)
    Fortum Oyj.......................................................  25,163     614,924
#   Nokia Oyj........................................................  10,824      39,735
    Nordea Bank Abp.................................................. 100,535     735,849
    Stora Enso Oyj, Class R..........................................  39,490     513,043
    UPM-Kymmene Oyj..................................................  39,810   1,296,590
                                                                              -----------
TOTAL FINLAND........................................................           3,200,141
                                                                              -----------
FRANCE -- (9.8%)
    Amundi SA........................................................   1,413     100,983
    Arkema SA........................................................   6,604     675,840
    Atos SE..........................................................   5,704     442,668
    AXA SA...........................................................  58,603   1,551,293
    BNP Paribas SA...................................................  51,999   2,717,444

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FRANCE -- (Continued)
    Bollore SA.......................................................  60,142 $   260,557
#*  Bollore SA.......................................................     349       1,487
    Bouygues SA......................................................  26,110   1,107,535
    Carrefour SA.....................................................  62,848   1,070,022
    Cie de Saint-Gobain..............................................  54,149   2,205,377
    Cie Generale des Etablissements Michelin SCA.....................  19,053   2,319,840
    CNP Assurances...................................................  14,800     293,769
    Credit Agricole SA...............................................  26,596     347,034
    Electricite de France SA.........................................  53,134     548,917
    Engie SA.........................................................  81,674   1,367,613
    Faurecia SE......................................................   1,415      66,035
    Iliad SA.........................................................   1,278     132,446
    Natixis SA.......................................................  69,834     320,840
    Orange SA........................................................ 133,175   2,143,384
    Peugeot SA.......................................................  69,936   1,771,207
    Publicis Groupe SA...............................................  14,772     635,765
    Renault SA.......................................................  22,289   1,138,052
    Sanofi...........................................................     760      70,062
    SCOR SE..........................................................   6,163     259,950
    SES SA...........................................................  13,379     259,351
    Societe Generale SA..............................................  50,272   1,429,680
    Total SA......................................................... 167,429   8,851,669
#   Valeo SA.........................................................  24,419     909,380
*   Worldline SA.....................................................     220      13,386
                                                                              -----------
TOTAL FRANCE.........................................................          33,011,586
                                                                              -----------
GERMANY -- (6.7%)
    1&1 Drillisch AG.................................................   2,142      57,369
    Allianz SE.......................................................   6,489   1,584,760
    BASF SE..........................................................   3,188     242,349
    Bayer AG.........................................................  56,830   4,408,654
    Bayerische Motoren Werke AG......................................  29,120   2,229,855
    Commerzbank AG...................................................  75,025     448,931
    Continental AG...................................................  10,738   1,438,256
    Daimler AG.......................................................  92,360   5,386,688
    Deutsche Bank AG.................................................  47,302     343,021
    Deutsche Bank AG.................................................  47,848     346,898
    Deutsche Lufthansa AG............................................  36,444     631,326
    Evonik Industries AG.............................................  11,238     296,166
    Fraport AG Frankfurt Airport Services Worldwide..................   3,040     254,091
    Hapag-Lloyd AG...................................................   1,750     127,129
    HeidelbergCement AG..............................................  19,066   1,413,516
    METRO AG.........................................................   7,044     115,024
    Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen........   4,129   1,147,200
    RWE AG...........................................................   7,700     234,653
*   Talanx AG........................................................   4,970     229,059
    Telefonica Deutschland Holding AG................................ 116,895     371,237
    Uniper SE........................................................  16,982     529,271
    United Internet AG...............................................   1,471      44,407
    Volkswagen AG....................................................   3,115     588,860
                                                                              -----------
TOTAL GERMANY........................................................          22,468,720
                                                                              -----------
HONG KONG -- (2.7%)
    Bank of East Asia, Ltd. (The)....................................  33,341      80,315
    BOC Aviation, Ltd................................................  18,500     173,806
#   Cathay Pacific Airways, Ltd......................................  88,000     112,424
    CK Asset Holdings, Ltd........................................... 100,500     699,250
    CK Hutchison Holdings, Ltd....................................... 164,012   1,514,335

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
HONG KONG -- (Continued)
    Guoco Group, Ltd.................................................     7,000 $  115,920
    Hang Lung Group, Ltd.............................................    50,000    125,232
    Hang Lung Properties, Ltd........................................   120,000    263,784
    Henderson Land Development Co., Ltd..............................    68,255    340,905
    Kerry Properties, Ltd............................................    57,000    184,319
    MTR Corp., Ltd...................................................    56,660    324,876
    New World Development Co., Ltd...................................   549,842    786,513
    NWS Holdings, Ltd................................................   118,889    176,940
    PCCW, Ltd........................................................    53,000     31,478
    Shangri-La Asia, Ltd.............................................    52,000     53,373
    Sino Land Co., Ltd...............................................   226,492    338,575
    SJM Holdings, Ltd................................................   155,000    165,577
    Sun Hung Kai Properties, Ltd.....................................    95,362  1,445,050
    Swire Pacific, Ltd., Class A.....................................    51,500    490,913
    Swire Pacific, Ltd., Class B.....................................    92,500    136,598
    WH Group, Ltd....................................................   564,000    595,326
    Wharf Holdings, Ltd. (The).......................................   107,635    244,251
    Wheelock & Co., Ltd..............................................    53,000    327,784
    Xinyi Glass Holdings, Ltd........................................    86,000     96,693
    Yue Yuen Industrial Holdings, Ltd................................    60,500    170,500
                                                                                ----------
TOTAL HONG KONG......................................................            8,994,737
                                                                                ----------
IRELAND -- (0.3%)
    AIB Group P.L.C..................................................    35,416    113,580
    Bank of Ireland Group P.L.C......................................    18,090     87,196
    CRH P.L.C., Sponsored ADR........................................    17,802    649,773
    Flutter Entertainment P.L.C......................................     3,388    350,141
                                                                                ----------
TOTAL IRELAND........................................................            1,200,690
                                                                                ----------
ISRAEL -- (0.4%)
    Bank Hapoalim BM.................................................    67,998    544,233
    Bank Leumi Le-Israel BM..........................................    42,213    307,490
*   First International Bank Of Israel, Ltd..........................     4,732    129,910
    Israel Discount Bank, Ltd., Class A..............................    78,197    357,346
                                                                                ----------
TOTAL ISRAEL.........................................................            1,338,979
                                                                                ----------
ITALY -- (2.2%)
    Eni SpA..........................................................   115,611  1,753,933
    Fiat Chrysler Automobiles NV, (BRJFWP3)..........................   103,842  1,611,499
    Intesa Sanpaolo SpA..............................................   709,285  1,777,343
    Mediobanca Banca di Credito Finanziario SpA......................    18,386    218,634
*   Telecom Italia SpA............................................... 1,601,899    937,581
*   Telecom Italia SpA, Sponsored ADR................................    18,000    104,040
#   UniCredit SpA....................................................    88,315  1,120,453
                                                                                ----------
TOTAL ITALY..........................................................            7,523,483
                                                                                ----------
JAPAN -- (21.7%)
    AEON Financial Service Co., Ltd..................................     6,500     99,063
    AGC, Inc.........................................................    21,000    738,361
    Aisin Seiki Co., Ltd.............................................    12,300    490,891
    Alps Alpine Co., Ltd.............................................    14,100    302,284
    Amada Holdings Co., Ltd..........................................    24,400    277,870
    Aozora Bank, Ltd.................................................     6,400    164,214
    Asahi Kasei Corp.................................................    47,900    531,754
    Bank of Kyoto, Ltd. (The)........................................     2,500     98,951
    Brother Industries, Ltd..........................................    16,000    300,704
    Canon Marketing Japan, Inc.......................................     6,700    141,757

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Chiba Bank, Ltd. (The)...........................................  30,300 $  164,691
    Chugoku Bank, Ltd. (The).........................................   4,700     45,928
    Citizen Watch Co., Ltd...........................................  16,400     87,191
#   Coca-Cola Bottlers Japan Holdings, Inc...........................   9,400    213,418
    Concordia Financial Group, Ltd...................................  57,500    234,481
    Credit Saison Co., Ltd...........................................   9,900    143,359
    Dai Nippon Printing Co., Ltd.....................................   9,300    248,389
    Daicel Corp......................................................  28,800    257,456
    Daido Steel Co., Ltd.............................................   2,600    113,459
    Dai-ichi Life Holdings, Inc......................................  46,300    754,662
    Daiwa Securities Group, Inc...................................... 116,000    521,397
    DeNA Co., Ltd....................................................   2,800     47,728
    Denka Co., Ltd...................................................   5,400    155,837
    Denso Corp.......................................................  26,100  1,211,821
    Dentsu, Inc......................................................  11,600    414,697
    DIC Corp.........................................................   8,000    229,161
    Dowa Holdings Co., Ltd...........................................   4,900    169,168
    Ebara Corp.......................................................   9,400    278,111
    Fuji Media Holdings, Inc.........................................   1,800     24,323
    FUJIFILM Holdings Corp...........................................   6,200    272,194
    Fukuoka Financial Group, Inc.....................................   9,200    177,352
    Fukuyama Transporting Co., Ltd...................................   3,000    107,609
    Furukawa Electric Co., Ltd.......................................   8,100    226,406
    Fuyo General Lease Co., Ltd......................................     200     13,036
    Glory, Ltd.......................................................   2,300     67,718
    Hachijuni Bank, Ltd. (The).......................................  15,000     64,525
    Hankyu Hanshin Holdings, Inc.....................................  17,800    712,302
    Haseko Corp......................................................   9,000    116,139
    Heiwa Corp.......................................................   5,200    107,030
    Hino Motors, Ltd.................................................   7,900     74,689
    Hitachi Capital Corp.............................................   6,000    134,449
    Hitachi Chemical Co., Ltd........................................   1,900     62,548
    Hitachi Construction Machinery Co., Ltd..........................   8,500    219,404
    Hitachi Metals, Ltd..............................................  26,700    335,093
    Hitachi, Ltd.....................................................  47,100  1,757,887
    Honda Motor Co., Ltd............................................. 108,400  2,932,651
    Ibiden Co., Ltd..................................................  11,200    258,616
    Idemitsu Kosan Co., Ltd..........................................  17,000    499,720
    IHI Corp.........................................................   8,900    219,324
    Iida Group Holdings Co., Ltd.....................................  14,400    239,862
    Inpex Corp.......................................................  70,000    647,113
    Isetan Mitsukoshi Holdings, Ltd..................................  13,100    104,475
    Isuzu Motors, Ltd................................................  30,300    352,083
    ITOCHU Corp......................................................  33,800    706,686
    Itoham Yonekyu Holdings, Inc.....................................   9,300     59,943
    Iyo Bank, Ltd. (The).............................................  12,500     66,047
    J Front Retailing Co., Ltd.......................................  24,500    311,539
    Japan Post Holdings Co., Ltd.....................................  27,800    255,183
    JFE Holdings, Inc................................................  47,800    597,865
    JGC Holdings Corp................................................   6,800     98,351
    JSR Corp.........................................................  22,400    420,532
    JTEKT Corp.......................................................  25,600    326,512
    JXTG Holdings, Inc............................................... 211,827    990,130
    Kajima Corp......................................................  24,300    333,945
    Kamigumi Co., Ltd................................................   6,400    144,711
    Kandenko Co., Ltd................................................   8,900     84,153
    Kaneka Corp......................................................   7,200    239,678
    Kawasaki Heavy Industries, Ltd...................................  15,400    369,574
    Kinden Corp......................................................   7,000    105,300

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Kobe Steel, Ltd..................................................  31,600 $  169,898
    Kokuyo Co., Ltd..................................................   5,300     77,774
    Konica Minolta, Inc..............................................  47,400    347,906
    K's Holdings Corp................................................  13,800    157,669
    Kuraray Co., Ltd.................................................  35,100    417,596
    Kyocera Corp.....................................................   6,300    413,323
    Kyushu Financial Group, Inc......................................   5,550     22,402
    Lintec Corp......................................................     400      8,401
    LIXIL Group Corp.................................................  23,100    429,612
    Mabuchi Motor Co., Ltd...........................................   2,700    109,396
    Maeda Corp.......................................................   1,100     10,209
    Maeda Road Construction Co., Ltd.................................   6,100    131,231
    Marubeni Corp....................................................  65,800    463,105
    Mazda Motor Corp.................................................  56,800    521,442
    Mebuki Financial Group, Inc......................................  28,540     72,509
    Medipal Holdings Corp............................................   5,700    130,231
    Mitsubishi Chemical Holdings Corp................................  80,300    611,984
    Mitsubishi Corp..................................................  49,000  1,246,286
    Mitsubishi Gas Chemical Co., Inc.................................  16,700    235,585
    Mitsubishi Heavy Industries, Ltd.................................  13,500    546,336
    Mitsubishi Logistics Corp........................................   2,599     65,975
    Mitsubishi Materials Corp........................................  11,500    330,683
    Mitsubishi Motors Corp...........................................  57,700    263,447
    Mitsubishi Tanabe Pharma Corp....................................   7,000     83,778
    Mitsubishi UFJ Financial Group, Inc.............................. 386,000  2,001,135
    Mitsubishi UFJ Lease & Finance Co., Ltd..........................  46,200    283,621
    Mitsui & Co., Ltd................................................  36,100    619,980
    Mitsui Chemicals, Inc............................................  19,900    473,250
    Mitsui Fudosan Co., Ltd..........................................   3,000     76,748
    Mitsui OSK Lines, Ltd............................................  10,600    288,728
    Mizuho Financial Group, Inc...................................... 736,200  1,142,932
    MS&AD Insurance Group Holdings, Inc..............................  16,650    537,649
    Nagase & Co., Ltd................................................   7,600    114,920
    NEC Corp.........................................................  12,200    483,493
    NGK Insulators, Ltd..............................................  19,900    305,719
    NGK Spark Plug Co., Ltd..........................................  12,900    261,532
    NH Foods, Ltd....................................................   9,700    407,554
    NHK Spring Co., Ltd..............................................  19,400    158,483
    Nikkon Holdings Co., Ltd.........................................   1,000     24,308
    Nikon Corp.......................................................  21,900    279,232
    Nippo Corp.......................................................   5,000    102,737
    Nippon Electric Glass Co., Ltd...................................   5,900    132,907
    Nippon Express Co., Ltd..........................................   7,600    433,622
    Nippon Kayaku Co., Ltd...........................................   6,000     72,920
    Nippon Paper Industries Co., Ltd.................................   8,000    137,901
    Nippon Shokubai Co., Ltd.........................................   3,200    197,321
    Nippon Steel Corp................................................  52,518    766,528
#   Nippon Yusen K.K.................................................  14,500    260,494
    Nipro Corp.......................................................   7,700     90,287
    Nissan Motor Co., Ltd............................................ 134,500    848,773
    Nitto Denko Corp.................................................   1,000     55,326
    NOK Corp.........................................................   9,000    140,967
    Nomura Holdings, Inc............................................. 113,200    514,492
    Nomura Real Estate Holdings, Inc.................................  12,900    305,722
    NSK, Ltd.........................................................  35,700    331,953
    Obayashi Corp....................................................  70,100    721,426
    Oji Holdings Corp................................................  93,000    480,832
    ORIX Corp........................................................  72,600  1,140,901
    Panasonic Corp...................................................  29,900    251,291

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Rengo Co., Ltd...................................................  20,300 $  147,196
    Resona Holdings, Inc.............................................  74,000    321,794
    Ricoh Co., Ltd...................................................  53,900    480,013
    Rohm Co., Ltd....................................................   6,100    483,296
    Sankyo Co., Ltd..................................................   1,800     62,996
    Sega Sammy Holdings, Inc.........................................   3,400     47,849
    Seiko Epson Corp.................................................  21,900    309,689
    Seino Holdings Co., Ltd..........................................   7,900    101,578
    Sekisui House, Ltd...............................................  46,000    991,961
    Shimamura Co., Ltd...............................................   1,900    160,936
    Shimizu Corp.....................................................  58,900    549,066
    Shinsei Bank, Ltd................................................   5,500     85,744
    Shizuoka Bank, Ltd. (The)........................................  13,000     98,784
    Showa Denko K.K..................................................  10,600    297,403
    SoftBank Group Corp..............................................  56,200  2,161,812
    Sojitz Corp......................................................  89,970    283,184
    Sompo Holdings, Inc..............................................  13,397    526,584
    Sumitomo Bakelite Co., Ltd.......................................   1,400     58,051
    Sumitomo Chemical Co., Ltd....................................... 160,700    735,102
    Sumitomo Corp....................................................  48,500    787,756
    Sumitomo Electric Industries, Ltd................................  71,600    981,905
    Sumitomo Forestry Co., Ltd.......................................  11,400    165,466
    Sumitomo Heavy Industries, Ltd...................................  12,100    375,851
    Sumitomo Metal Mining Co., Ltd...................................  21,900    732,548
    Sumitomo Mitsui Financial Group, Inc.............................  65,900  2,339,659
    Sumitomo Mitsui Trust Holdings, Inc..............................  11,503    419,231
    Sumitomo Osaka Cement Co., Ltd...................................   1,600     69,843
    Sumitomo Rubber Industries, Ltd..................................  17,500    231,941
    T&D Holdings, Inc................................................  54,700    609,234
    Taiheiyo Cement Corp.............................................  12,600    356,441
    Taisho Pharmaceutical Holdings Co., Ltd..........................     700     49,822
    Takashimaya Co., Ltd.............................................  10,999    127,677
    Takeda Pharmaceutical Co., Ltd...................................  22,067    797,348
    TDK Corp.........................................................   3,600    355,225
    Teijin, Ltd......................................................  18,500    370,709
    THK Co., Ltd.....................................................   1,400     40,257
    Toda Corp........................................................  12,000     74,959
    Toho Holdings Co., Ltd...........................................   4,600    116,667
    Tokai Carbon Co., Ltd............................................  13,400    135,325
    Tokio Marine Holdings, Inc.......................................   1,400     75,692
    Tokyo Tatemono Co., Ltd..........................................  17,400    247,558
    Tokyu Fudosan Holdings Corp......................................  70,500    467,619
    Toppan Printing Co., Ltd.........................................  10,000    184,953
    Toray Industries, Inc............................................  51,600    364,664
    Tosoh Corp.......................................................  26,000    356,005
    Toyo Seikan Group Holdings, Ltd..................................  11,800    186,480
    Toyoda Gosei Co., Ltd............................................   6,400    149,726
    Toyota Industries Corp...........................................   5,900    354,015
    Toyota Motor Corp................................................ 100,670  6,984,573
    Toyota Tsusho Corp...............................................  13,300    458,830
    TS Tech Co., Ltd.................................................   4,700    150,529
    Tsumura & Co.....................................................   2,200     60,587
    Ube Industries, Ltd..............................................  10,600    226,958
    Universal Entertainment Corp.....................................   1,600     53,392
    Wacoal Holdings Corp.............................................   1,800     47,325
    Yamada Denki Co., Ltd............................................  40,900    197,689
    Yamaguchi Financial Group, Inc...................................   6,000     42,098
    Yamaha Motor Co., Ltd............................................  19,300    377,757
    Yamato Kogyo Co., Ltd............................................   1,600     41,507

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    Yamazaki Baking Co., Ltd.........................................   1,400 $    23,868
    Yokohama Rubber Co., Ltd. (The)..................................  11,900     265,789
    Zeon Corp........................................................  13,700     156,066
                                                                              -----------
TOTAL JAPAN..........................................................          73,100,544
                                                                              -----------
NETHERLANDS -- (2.9%)
    ABN AMRO Bank NV.................................................  29,120     542,798
#   Aegon NV......................................................... 127,305     552,292
    ArcelorMittal....................................................  21,499     319,663
#   ArcelorMittal....................................................  33,843     501,548
    Coca-Cola European Partners P.L.C................................   1,208      64,784
#   ING Groep NV, Sponsored ADR......................................  18,092     204,982
    ING Groep NV..................................................... 114,815   1,300,106
    Koninklijke Ahold Delhaize NV.................................... 109,832   2,737,032
    Koninklijke DSM NV...............................................  16,319   1,936,869
#   Koninklijke Philips NV...........................................   2,641     115,940
    Koninklijke Vopak NV.............................................   6,815     374,386
    NN Group NV......................................................  15,454     589,677
    Randstad NV......................................................  10,573     586,768
                                                                              -----------
TOTAL NETHERLANDS....................................................           9,826,845
                                                                              -----------
NEW ZEALAND -- (0.3%)
    Air New Zealand, Ltd.............................................  75,203     136,144
    Auckland International Airport, Ltd..............................  51,892     309,267
    EBOS Group, Ltd..................................................  11,019     174,039
#   Fletcher Building, Ltd...........................................  58,153     170,861
#*  Fonterra Co-operative Group, Ltd.................................   4,334      11,527
#   Ryman Healthcare, Ltd............................................   6,929      57,268
    SKYCITY Entertainment Group, Ltd.................................   9,716      24,342
                                                                              -----------
TOTAL NEW ZEALAND....................................................             883,448
                                                                              -----------
NORWAY -- (0.8%)
    Austevoll Seafood ASA............................................     496       5,009
    DNB ASA..........................................................  64,001   1,165,284
    Equinor ASA......................................................   9,050     168,019
    Norsk Hydro ASA.................................................. 127,154     449,306
    SpareBank 1 SR-Bank ASA..........................................  10,821     115,304
    Storebrand ASA...................................................  27,367     193,471
    Subsea 7 SA......................................................  23,150     217,487
    Yara International ASA...........................................   6,217     242,191
                                                                              -----------
TOTAL NORWAY.........................................................           2,556,071
                                                                              -----------
PORTUGAL -- (0.0%)
*   Banco Espirito Santo SA..........................................  40,541           0
    EDP Renovaveis SA................................................   7,795      88,912
                                                                              -----------
TOTAL PORTUGAL.......................................................              88,912
                                                                              -----------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.................................................. 225,500     596,047
    City Developments, Ltd...........................................  40,600     321,519
    Frasers Property, Ltd............................................  23,600      31,924
    Hongkong Land Holdings, Ltd......................................  42,200     231,821
    Hutchison Port Holdings Trust....................................  61,000       9,449
    Keppel Corp., Ltd................................................ 182,400     918,454
    Olam International, Ltd..........................................  53,900      72,385
    Oversea-Chinese Banking Corp., Ltd...............................  72,698     584,434

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                       SHARES    VALUE>>
                                                                      --------- ----------
SINGAPORE -- (Continued)
    Singapore Airlines, Ltd..........................................    67,000 $  463,088
    United Industrial Corp., Ltd.....................................    13,400     28,548
    UOL Group, Ltd...................................................    23,399    133,980
    Wilmar International, Ltd........................................   128,600    353,583
    Yangzijiang Shipbuilding Holdings Ltd............................    59,100     41,375
                                                                                ----------
TOTAL SINGAPORE......................................................            3,786,607
                                                                                ----------
SPAIN -- (2.5%)
    Banco Bilbao Vizcaya Argentaria SA...............................   257,216  1,354,712
#   Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR................    42,037    219,853
    Banco de Sabadell SA.............................................   402,337    442,260
    Banco Santander SA............................................... 1,390,771  5,584,361
    Bankia SA........................................................    48,854     93,205
    CaixaBank SA.....................................................    37,539    107,647
    Repsol SA........................................................    35,375    582,971
                                                                                ----------
TOTAL SPAIN..........................................................            8,385,009
                                                                                ----------
SWEDEN -- (2.4%)
#   BillerudKorsnas AB...............................................    15,047    180,971
    Boliden AB.......................................................    27,615    744,706
    Dometic Group AB.................................................    11,646    108,124
    Getinge AB, Class B..............................................    16,901    288,949
    Holmen AB, Class B...............................................     9,624    284,011
    Husqvarna AB, Class B............................................    10,631     81,443
    ICA Gruppen AB...................................................     4,635    205,107
#   Intrum AB........................................................     7,206    194,267
#   Millicom International Cellular SA...............................     5,562    253,561
    Pandox AB........................................................     3,484     69,719
    Peab AB..........................................................    13,729    115,769
    Saab AB, Class B.................................................     2,416     74,611
    Skandinaviska Enskilda Banken AB, Class A........................   102,385    982,009
    SKF AB, Class B..................................................    35,749    647,277
    SSAB AB, Class A.................................................     9,099     25,468
    SSAB AB, Class B.................................................    36,937     93,052
    Svenska Cellulosa AB SCA, Class A................................       318      3,362
    Svenska Cellulosa AB SCA, Class B................................    40,820    416,532
    Svenska Handelsbanken AB, Class A................................    61,082    613,007
    Swedbank AB, Class A.............................................    37,607    526,998
    Telefonaktiebolaget LM Ericsson, Class B.........................     4,381     38,285
    Telia Co. AB.....................................................   175,120    770,337
    Trelleborg AB, Class B...........................................    21,385    345,809
    Volvo AB, Class A................................................     3,448     51,672
    Volvo AB, Class B................................................    57,392    860,063
                                                                                ----------
TOTAL SWEDEN.........................................................            7,975,109
                                                                                ----------
SWITZERLAND -- (8.7%)
    ABB, Ltd.........................................................    68,882  1,446,521
    Adecco Group AG..................................................    18,991  1,128,942
*   Alcon, Inc.......................................................    10,147    601,389
*   Alcon, Inc.......................................................     3,741    221,248
    Baloise Holding AG...............................................     3,212    594,070
    Banque Cantonale Vaudoise........................................        58     45,479
    Barry Callebaut AG...............................................        25     52,833
    Chocoladefabriken Lindt & Spruengli AG...........................         1     81,889
    Cie Financiere Richemont SA......................................    31,128  2,446,074
    Clariant AG......................................................     5,973    122,521
    Credit Suisse Group AG...........................................    50,891    629,922
    Flughafen Zurich AG..............................................     2,343    422,190

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- ------------
SWITZERLAND -- (Continued)
    Helvetia Holding AG..............................................     1,140 $    160,133
    Julius Baer Group, Ltd...........................................    17,349      768,276
    LafargeHolcim, Ltd...............................................    17,735      915,453
    LafargeHolcim, Ltd...............................................     8,340      428,341
    Lonza Group AG...................................................     6,057    2,183,139
    Novartis AG, Sponsored ADR.......................................    45,615    3,988,576
    Novartis AG......................................................    20,736    1,811,812
    Swatch Group AG (The)............................................     3,070      851,244
    Swatch Group AG (The)............................................     5,580      299,570
    Swiss Life Holding AG............................................     2,132    1,067,741
    Swiss Prime Site AG..............................................     2,133      219,852
    Swiss Re AG......................................................     8,472      888,617
    Swisscom AG......................................................     2,156    1,102,782
    UBS Group AG.....................................................   128,899    1,525,540
#*  UBS Group AG.....................................................    61,485      723,679
    Vifor Pharma AG..................................................     1,947      306,612
    Zurich Insurance Group AG........................................    11,124    4,357,271
                                                                                ------------
TOTAL SWITZERLAND....................................................             29,391,716
                                                                                ------------
UNITED KINGDOM -- (14.3%)
    3i Group P.L.C...................................................    30,532      446,160
    Anglo American P.L.C.............................................    91,536    2,355,870
    Antofagasta P.L.C................................................     5,469       61,596
    Aviva P.L.C......................................................   443,489    2,390,428
    Barclays P.L.C., Sponsored ADR...................................   172,039    1,484,697
    Barratt Developments P.L.C.......................................   106,704      872,604
    BP P.L.C., Sponsored ADR.........................................    89,429    3,390,250
    British American Tobacco P.L.C., Sponsored ADR...................    11,391      398,229
    British American Tobacco P.L.C...................................    96,390    3,371,323
    Carnival P.L.C...................................................     7,140      285,720
    Glencore P.L.C...................................................   717,055    2,164,343
    GVC Holdings P.L.C...............................................    10,609      122,393
    HSBC Holdings P.L.C., Sponsored ADR..............................   135,981    5,138,722
    Investec P.L.C...................................................    57,703      327,145
    J Sainsbury P.L.C................................................   209,983      553,363
    Kingfisher P.L.C.................................................   171,023      458,787
    Lloyds Banking Group P.L.C....................................... 2,989,405    2,199,025
    Lloyds Banking Group P.L.C., ADR.................................   492,605    1,428,555
    Melrose Industries P.L.C.........................................   154,820      427,874
#   Micro Focus International P.L.C., Sponsored ADR..................    12,054      165,382
    Pearson P.L.C....................................................    12,532      110,678
    Pearson P.L.C., Sponsored ADR....................................    18,039      158,743
    Phoenix Group Holdings P.L.C.....................................    29,956      273,622
    Royal Bank of Scotland Group P.L.C., Sponsored ADR...............    91,424      507,403
    Royal Dutch Shell P.L.C., Sponsored ADR, Class A.................    85,104    4,933,479
#   Royal Dutch Shell P.L.C., Sponsored ADR, Class B.................   108,210    6,307,561
    Standard Chartered P.L.C.........................................    99,248      900,569
    Standard Life Aberdeen P.L.C.....................................   175,855      691,402
    Tesco P.L.C......................................................     6,559       20,022
    Vodafone Group P.L.C............................................. 1,569,855    3,203,633
    Vodafone Group P.L.C., Sponsored ADR.............................    30,486      622,520
    Wm Morrison Supermarkets P.L.C...................................   265,568      686,056
    WPP P.L.C........................................................   120,592    1,504,935
                                                                                ------------
TOTAL UNITED KINGDOM.................................................             47,963,089
                                                                                ------------
TOTAL COMMON STOCKS..................................................            319,529,133
                                                                                ------------

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                         SHARES     VALUE>>
                                                                        --------- ------------
PREFERRED STOCKS -- (1.3%)
GERMANY -- (1.3%)
      Bayerische Motoren Werke AG......................................     5,480 $    337,312
      Porsche Automobil Holding SE.....................................     7,818      575,644
      Volkswagen AG....................................................    18,370    3,492,233
                                                                                  ------------
TOTAL GERMANY..........................................................              4,405,189
                                                                                  ------------
TOTAL INVESTMENT SECURITIES
  (Cost $332,535,114)..................................................            323,934,322
                                                                                  ------------

                                                                                    VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (3.7%)
@(S)  The DFA Short Term Investment Fund............................... 1,066,681   12,342,564
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $344,876,561)..................................................           $336,276,886
                                                                                  ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
Common Stocks
   Australia.................................          -- $ 22,053,094   --    $ 22,053,094
   Austria...................................          --      215,175   --         215,175
   Belgium...................................          --    3,253,996   --       3,253,996
   Canada.................................... $27,229,862           --   --      27,229,862
   Denmark...................................          --    5,081,320   --       5,081,320
   Finland...................................          --    3,200,141   --       3,200,141
   France....................................       1,487   33,010,099   --      33,011,586
   Germany...................................     346,898   22,121,822   --      22,468,720
   Hong Kong.................................          --    8,994,737   --       8,994,737
   Ireland...................................     649,773      550,917   --       1,200,690
   Israel....................................          --    1,338,979   --       1,338,979
   Italy.....................................     104,040    7,419,443   --       7,523,483
   Japan.....................................          --   73,100,544   --      73,100,544
   Netherlands...............................     822,470    9,004,375   --       9,826,845
   New Zealand...............................          --      883,448   --         883,448
   Norway....................................          --    2,556,071   --       2,556,071
   Portugal..................................          --       88,912   --          88,912
   Singapore.................................          --    3,786,607   --       3,786,607
   Spain.....................................     219,853    8,165,156   --       8,385,009
   Sweden....................................          --    7,975,109   --       7,975,109
   Switzerland...............................   5,313,644   24,078,072   --      29,391,716
   United Kingdom............................  24,535,541   23,427,548   --      47,963,089
Preferred Stocks
   Germany...................................          --    4,405,189   --       4,405,189
Securities Lending Collateral................          --   12,342,564   --      12,342,564
                                              ----------- ------------   --    ------------
TOTAL........................................ $59,223,568 $277,053,318   --    $336,276,886
                                              =========== ============   ==    ============

                       VA INTERNATIONAL SMALL PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES  VALUE>>
                                                                      ------- --------
COMMON STOCKS -- (94.8%)
AUSTRALIA -- (6.1%)
*   3P Learning, Ltd.................................................  16,910 $ 10,931
    A2B Australia, Ltd...............................................   9,538   10,444
    Accent Group, Ltd................................................  35,134   36,557
#   Adairs, Ltd......................................................   9,893   12,073
    Adelaide Brighton, Ltd...........................................  41,040   87,166
#   Ainsworth Game Technology, Ltd...................................  21,326   11,740
#*  Alkane Resources, Ltd............................................  48,213   23,744
    Alliance Aviation Services, Ltd..................................  12,786   22,145
    ALS, Ltd.........................................................  29,940  166,514
    Altium, Ltd......................................................   8,101  179,333
    AMA Group, Ltd...................................................  67,163   63,617
#*  Amaysim Australia, Ltd...........................................  36,044    9,661
    Ansell, Ltd......................................................  13,247  251,915
    AP Eagers, Ltd...................................................  18,350  155,033
    Appen, Ltd.......................................................   3,907   58,699
#   ARB Corp., Ltd...................................................   6,833   85,274
*   Ardent Leisure Group, Ltd........................................  45,015   37,262
#   ARQ Group, Ltd...................................................  19,035    5,567
*   Asaleo Care, Ltd.................................................  38,434   25,337
    AUB Group, Ltd...................................................   8,931   76,059
    Aurelia Metals, Ltd.............................................. 107,681   34,836
    Austal, Ltd......................................................  53,523  154,098
#*  Australian Agricultural Co., Ltd.................................  47,194   32,046
    Australian Finance Group, Ltd....................................  19,471   36,188
    Australian Pharmaceutical Industries, Ltd........................  52,628   48,087
    Auswide Bank, Ltd................................................   3,989   15,170
    Aveo Group.......................................................  51,638   76,217
    AVJennings, Ltd..................................................  30,044   12,365
#   Bank of Queensland, Ltd..........................................  35,601  222,188
    Bapcor, Ltd......................................................  28,082  138,430
    Beach Energy, Ltd................................................  39,487   62,112
#   Bega Cheese, Ltd.................................................  25,152   62,023
#*  Bellamy's Australia, Ltd.........................................  12,639  111,445
#   Bingo Industries, Ltd............................................  43,277   71,579
#   Blackmores, Ltd..................................................   1,296   77,165
#*  Blue Sky Alternative Investments, Ltd............................   3,762      360
    Bravura Solutions, Ltd...........................................  27,141   76,355
    Breville Group, Ltd..............................................  10,783  114,198
    Brickworks, Ltd..................................................   8,872  110,742
#   BWX, Ltd.........................................................   9,941   26,854
#*  Byron Energy, Ltd................................................  58,539   13,074
    Capitol Health, Ltd..............................................  65,386   10,797
*   Cardno, Ltd......................................................  35,915   12,864
    carsales.com, Ltd................................................  23,675  253,713
*   Cash Converters International, Ltd...............................  15,875    2,626
    Cedar Woods Properties, Ltd......................................   6,719   32,838
    Centuria Capital Group...........................................  27,837   42,020
*   Champion Iron, Ltd...............................................  15,408   22,639
#   Citadel Group, Ltd. (The)........................................   4,052    9,920
    City Chic Collective, Ltd........................................  12,807   24,551
#   Class, Ltd.......................................................   7,230    9,775
    Cleanaway Waste Management, Ltd.................................. 179,792  228,514
    ClearView Wealth, Ltd............................................  24,888   10,345
#   Clinuvel Pharmaceuticals, Ltd....................................   4,767  100,464
    Clover Corp., Ltd................................................  15,168   32,306
    Codan, Ltd.......................................................  17,350   74,015
#   Collection House, Ltd............................................  19,602   16,463

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
AUSTRALIA -- (Continued)
    Collins Foods, Ltd...............................................  15,075 $106,315
#*  Cooper Energy, Ltd............................................... 248,890   95,133
#   Corporate Travel Management, Ltd.................................   7,738   93,997
#   Costa Group Holdings, Ltd........................................  30,456   59,898
    Costa Group Holdings, Ltd........................................   7,614   14,959
    Credit Corp. Group, Ltd..........................................   6,882  148,657
*   CSG, Ltd.........................................................  19,429    4,115
    CSR, Ltd.........................................................  67,630  193,315
*   CuDeco, Ltd......................................................   4,262      130
#*  Dacian Gold, Ltd.................................................   3,985    4,029
    Data#3, Ltd......................................................   9,441   22,382
    Decmil Group, Ltd................................................  17,170   10,134
    Dicker Data, Ltd.................................................   5,119   24,734
    Domain Holdings Australia, Ltd...................................  28,461   62,102
#   Domino's Pizza Enterprises, Ltd..................................   3,590  126,302
    Downer EDI, Ltd..................................................  18,941  105,351
#   Eclipx Group, Ltd................................................  22,128   23,935
    Elanor Investor Group............................................   2,855    4,328
    Elders, Ltd......................................................  16,221   66,028
#*  Electro Optic Systems Holdings, Ltd..............................   6,122   29,612
#*  Emeco Holdings, Ltd..............................................  34,080   41,950
*   EML Payments, Ltd................................................  11,075   30,491
#*  Energy World Corp., Ltd..........................................  50,545    3,227
    EQT Holdings, Ltd................................................   1,961   41,537
    ERM Power, Ltd...................................................  19,540   32,408
    Estia Health, Ltd................................................  28,335   54,882
    EVENT Hospitality and Entertainment, Ltd.........................   8,362   75,613
*   FAR, Ltd......................................................... 588,845   21,099
*   Fleetwood Corp., Ltd.............................................   9,756   15,040
    FlexiGroup, Ltd..................................................  35,882   48,207
#   Freedom Foods Group, Ltd.........................................   8,186   30,221
    G8 Education, Ltd................................................  46,983   83,395
#*  Galaxy Resources, Ltd............................................  39,774   25,569
*   Gascoyne Resources, Ltd..........................................  29,553      795
    GBST Holdings, Ltd...............................................   4,021   10,672
    Genworth Mortgage Insurance Australia, Ltd.......................  33,243   89,387
*   Gold Road Resources, Ltd......................................... 103,271   81,033
    GrainCorp, Ltd., Class A.........................................  27,185  135,472
    GUD Holdings, Ltd................................................  11,742   87,565
#   GWA Group, Ltd...................................................  32,056   64,298
    Hansen Technologies, Ltd.........................................  20,391   47,715
    Healius, Ltd.....................................................  58,537  124,435
    Helloworld Travel, Ltd...........................................   5,594   17,356
*   Highfield Resources, Ltd.........................................  21,161    9,659
#   HT&E, Ltd........................................................  38,557   43,766
#   HUB24, Ltd.......................................................   4,268   36,230
    IDP Education, Ltd...............................................   7,057   86,498
    Iluka Resources, Ltd.............................................  43,331  280,475
    Imdex, Ltd.......................................................  48,773   53,406
#*  IMF Bentham, Ltd.................................................  29,535   69,294
    Independence Group NL............................................  51,291  224,632
    Infigen Energy................................................... 160,735   70,693
    Infomedia, Ltd...................................................  29,538   46,599
#   Inghams Group, Ltd...............................................  20,841   44,619
*   Intega Group, Ltd................................................  35,915   13,988
    Integral Diagnostics, Ltd........................................  18,392   45,844
    Integrated Research, Ltd.........................................  11,699   23,848
    InvoCare, Ltd....................................................  13,461  121,664
#   IOOF Holdings, Ltd...............................................  40,436  205,630

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
AUSTRALIA -- (Continued)
    IPH, Ltd.........................................................  17,786 $ 98,938
    IRESS, Ltd.......................................................  16,175  142,048
#*  iSelect, Ltd.....................................................  28,342   10,860
#*  iSentia Group, Ltd...............................................  23,190    6,305
    IVE Group, Ltd...................................................   8,273   11,460
#   Japara Healthcare, Ltd...........................................  25,811   19,898
#   JB Hi-Fi, Ltd....................................................  13,033  333,067
    Jumbo Interactive, Ltd...........................................   3,461   52,911
    Jupiter Mines, Ltd...............................................  81,919   18,859
#*  Karoon Energy, Ltd...............................................  22,730   15,148
    Karoon Energy, Ltd...............................................  28,058   18,762
*   Kingsgate Consolidated, Ltd......................................  11,507    3,332
    Kogan.com, Ltd...................................................   3,868   18,037
#   Lifestyle Communities, Ltd.......................................  11,551   67,665
    Link Administration Holdings, Ltd................................  16,468   63,504
    Lovisa Holdings, Ltd.............................................   4,906   45,500
*   Lynas Corp., Ltd.................................................  72,247  123,701
    MACA, Ltd........................................................  34,411   22,570
    Macmahon Holdings, Ltd........................................... 161,782   23,967
*   Mayne Pharma Group, Ltd.......................................... 168,566   59,696
    McMillan Shakespeare, Ltd........................................   8,031   88,839
    McPherson's, Ltd.................................................   6,747   10,730
*   Medusa Mining, Ltd...............................................   7,354    3,833
#*  Mesoblast, Ltd...................................................  32,924   40,419
#*  Metals X, Ltd.................................................... 120,257   14,042
    Metcash, Ltd..................................................... 110,615  215,025
    Michael Hill International, Ltd..................................  19,759    9,187
    Mineral Resources, Ltd...........................................  17,998  177,027
*   MMA Offshore, Ltd................................................  92,224   12,240
#   MNF Group, Ltd...................................................   4,922   17,982
    Moelis Australia, Ltd............................................   2,314    6,816
    Monadelphous Group, Ltd..........................................   9,312   98,560
    Monash IVF Group, Ltd............................................  17,197   12,143
    Money3 Corp., Ltd................................................  10,039   14,838
    Mortgage Choice, Ltd.............................................  10,500   10,302
    Mount Gibson Iron, Ltd........................................... 105,077   54,847
*   Myer Holdings, Ltd...............................................  91,183   34,171
    MyState, Ltd.....................................................  10,521   34,365
    Navigator Global Investments, Ltd................................  15,251   25,812
#   Netwealth Group, Ltd.............................................   4,880   29,600
#   New Energy Solar, Ltd............................................  13,104   10,823
    New Hope Corp., Ltd..............................................  28,446   41,657
#*  NEXTDC, Ltd......................................................  36,933  163,217
    nib holdings, Ltd................................................  50,683  245,004
    Nick Scali, Ltd..................................................   5,776   24,445
    Nine Entertainment Co. Holdings, Ltd............................. 172,584  218,981
    NRW Holdings, Ltd................................................  58,423   90,853
*   Nufarm, Ltd......................................................  35,467  144,734
    OFX Group, Ltd...................................................  28,697   27,650
    OM Holdings, Ltd.................................................  27,595    9,305
*   Onevue Holdings, Ltd.............................................  23,091    6,042
    oOh!media, Ltd...................................................  28,932   54,986
    Orora, Ltd....................................................... 125,781  268,097
    OZ Minerals, Ltd.................................................  37,798  263,733
    Pacific Current Group, Ltd.......................................   4,475   21,686
*   Pact Group Holdings, Ltd.........................................  17,637   29,445
*   Panoramic Resources, Ltd.........................................  69,632   15,539
    Peet, Ltd........................................................  32,470   26,888
    Pendal Group, Ltd................................................  28,867  142,534

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
AUSTRALIA -- (Continued)
    Perenti Global, Ltd..............................................  90,272 $142,205
#   Perpetual, Ltd...................................................   5,413  134,193
*   Perseus Mining, Ltd.............................................. 113,003   66,960
*   Pilbara Minerals, Ltd............................................  31,495    7,035
#   Platinum Asset Management, Ltd...................................  29,052   82,966
#*  Praemium, Ltd....................................................  25,426   11,093
    Premier Investments, Ltd.........................................  10,542  139,715
*   Prime Media Group, Ltd...........................................  30,543    4,309
    Pro Medicus, Ltd.................................................   5,198   95,388
    Propel Funeral Partners, Ltd.....................................   4,924   10,716
    PSC Insurance Group, Ltd.........................................   4,598    8,955
    PWR Holdings, Ltd................................................   3,365   11,018
    QMS Media, Ltd...................................................  14,384   12,134
    Qube Holdings, Ltd...............................................  52,669  118,089
*   Quintis, Ltd.....................................................  35,825        0
    Ramelius Resources, Ltd..........................................  40,850   35,183
    Reckon, Ltd......................................................   1,448      759
    Regis Healthcare, Ltd............................................  16,349   36,339
    Regis Resources, Ltd.............................................  48,880  165,657
    Reject Shop, Ltd. (The)..........................................   1,897    3,205
#   Reliance Worldwide Corp., Ltd....................................  83,852  243,998
*   Resolute Mining, Ltd............................................. 115,197   96,501
    Rhipe, Ltd.......................................................  13,642   26,808
    Ridley Corp., Ltd................................................  33,330   25,002
*   RPMGlobal Holdings, Ltd..........................................  21,479   12,420
    Salmat, Ltd......................................................   3,642    1,291
    Sandfire Resources NL............................................  19,825   79,179
*   Saracen Mineral Holdings, Ltd....................................  92,036  238,135
    SeaLink Travel Group, Ltd........................................  12,472   44,067
    Select Harvests, Ltd.............................................  14,912   74,054
*   Senex Energy, Ltd................................................ 191,723   47,445
#   Servcorp, Ltd....................................................   6,297   19,136
    Service Stream, Ltd..............................................  41,543   73,835
    Seven Group Holdings, Ltd........................................   1,767   22,839
*   Seven West Media, Ltd............................................ 118,278   32,481
    SG Fleet Group, Ltd..............................................   9,631   16,041
#*  Sheffield Resources, Ltd.........................................  30,759    7,976
    Sigma Healthcare, Ltd............................................ 161,490   64,704
*   Silver Chef, Ltd.................................................   1,766      826
#*  Silver Lake Resources, Ltd.......................................  71,080   56,901
    Sims Metal Management, Ltd.......................................  22,597  145,433
    SmartGroup Corp., Ltd............................................   9,040   71,146
    Southern Cross Media Group, Ltd..................................  88,200   49,817
    Spark Infrastructure Group....................................... 175,530  244,781
#   SpeedCast International, Ltd.....................................  29,981   20,570
    St Barbara, Ltd..................................................  74,428  143,587
    Star Entertainment Grp, Ltd. (The)...............................  19,070   61,834
    Steadfast Group, Ltd.............................................  90,014  222,915
*   Sundance Energy Australia, Ltd...................................  95,846    8,567
    Sunland Group, Ltd...............................................  14,139   15,666
    Super Retail Group, Ltd..........................................  16,108  105,822
#*  Superloop, Ltd...................................................  29,125   21,962
    Superloop, Ltd...................................................   2,452    1,386
#*  Syrah Resources, Ltd.............................................  42,059   11,600
    Tassal Group, Ltd................................................  32,439   92,622
    Technology One, Ltd..............................................  22,548  114,544
*   Thorn Group, Ltd.................................................  15,487    2,881
*   Tiger Resources, Ltd............................................. 149,819       56
*   Troy Resources, Ltd..............................................   3,735      283

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
AUSTRALIA -- (Continued)
    Village Roadshow, Ltd............................................  13,032 $    28,759
*   Virgin Australia Holdings, Ltd................................... 130,547      13,489
    Virtus Health, Ltd...............................................  12,419      35,165
    Vita Group, Ltd..................................................  20,059      16,807
*   Vocus Group, Ltd.................................................  69,381     159,067
#   Webjet, Ltd......................................................  11,482      89,501
#   Western Areas, Ltd...............................................  34,456      75,946
*   Westgold Resources, Ltd..........................................  36,700      59,660
    Whitehaven Coal, Ltd.............................................  59,452     135,217
    WPP AUNZ, Ltd....................................................  38,883      14,318
                                                                              -----------
TOTAL AUSTRALIA......................................................          15,548,705
                                                                              -----------
AUSTRIA -- (1.2%)
    Agrana Beteiligungs AG...........................................   2,144      41,374
    ANDRITZ AG.......................................................   6,703     301,409
    Atrium European Real Estate, Ltd.................................  20,363      81,294
    Austria Technologie & Systemtechnik AG...........................   2,825      52,570
    CA Immobilien Anlagen AG.........................................   8,156     314,274
    DO & CO AG.......................................................     994      92,478
    EVN AG...........................................................   4,196      76,802
#   FACC AG..........................................................   2,374      31,001
    Flughafen Wien AG................................................     307      12,590
    IMMOFINANZ AG....................................................  10,231     294,165
    Kapsch TrafficCom AG.............................................     757      23,866
    Lenzing AG.......................................................   1,530     161,159
    Mayr Melnhof Karton AG...........................................     896     110,085
    Oberbank AG......................................................     414      44,238
    Oesterreichische Post AG.........................................   3,336     122,947
    Palfinger AG.....................................................   2,245      64,131
#   POLYTEC Holding AG...............................................   1,603      14,593
#   Porr AG..........................................................   1,717      40,663
#   Rosenbauer International AG......................................     346      14,677
    S IMMO AG........................................................   7,081     179,338
    Schoeller-Bleckmann Oilfield Equipment AG........................   1,398      79,906
*   Semperit AG Holding..............................................   1,085      14,768
    Strabag SE.......................................................   1,862      61,834
    Telekom Austria AG...............................................  18,718     145,035
    UBM Development AG...............................................     812      40,424
    UNIQA Insurance Group AG.........................................  18,513     178,035
    Vienna Insurance Group AG Wiener Versicherung Gruppe.............   5,713     154,973
    Wienerberger AG..................................................  10,988     297,616
*   Zumtobel Group AG................................................   5,328      42,346
                                                                              -----------
TOTAL AUSTRIA........................................................           3,088,591
                                                                              -----------
BELGIUM -- (1.8%)
    Ackermans & van Haaren NV........................................   2,774     425,243
*   AGFA-Gevaert NV..................................................  20,629      94,132
*   Argenx SE........................................................   2,225     270,936
*   Argenx SE........................................................     703      85,305
    Atenor...........................................................     427      35,646
    Banque Nationale de Belgique.....................................      20      49,974
    Barco NV.........................................................   1,349     293,791
    Bekaert SA.......................................................   4,826     134,683
#*  Biocartis NV.....................................................   3,596      25,815
    bpost SA.........................................................   7,319      83,643
#*  Celyad SA........................................................     590       5,271
    Cie d'Entreprises CFE............................................     891      85,889
    Deceuninck NV....................................................  10,393      21,650

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
BELGIUM -- (Continued)
    D'ieteren SA.....................................................  3,587 $  226,549
    Econocom Group SA................................................ 14,168     36,945
#   Elia System Operator SA..........................................  3,600    310,509
#   Euronav NV....................................................... 19,147    215,931
    EVS Broadcast Equipment SA.......................................  1,783     43,800
#*  Exmar NV.........................................................  4,511     28,186
    Fagron...........................................................  4,796     91,066
*   Galapagos NV.....................................................  1,072    197,035
*   Galapagos NV.....................................................  2,063    379,833
*   Galapagos NV (B083BK7)...........................................    974    179,431
    Gimv NV..........................................................  1,992    119,622
    Immobel SA.......................................................    570     43,224
*   Ion Beam Applications............................................  2,603     41,586
    Jensen-Group NV..................................................    507     19,332
    Kinepolis Group NV...............................................  1,598    106,302
    Lotus Bakeries NV................................................     33     93,095
#*  MDxHealth........................................................  6,303      7,069
#   Melexis NV.......................................................  1,773    124,411
#*  Nyrstar NV.......................................................  9,456      2,047
#   Ontex Group NV...................................................  9,351    169,633
    Orange Belgium SA................................................  4,217     92,853
#*  Oxurion NV.......................................................  5,542     16,078
    Picanol..........................................................    234     18,185
    Recticel SA......................................................  4,845     42,397
    Resilux..........................................................     88     13,196
    Roularta Media Group NV..........................................    455      6,366
    Sioen Industries NV..............................................    775     19,195
    Sipef NV.........................................................    638     32,369
*   Telenet Group Holding NV.........................................  3,352    164,687
*   Tessenderlo Group SA.............................................  3,602    119,168
    Van de Velde NV..................................................    716     19,331
*   Viohalco SA......................................................  9,200     37,392
                                                                             ----------
TOTAL BELGIUM........................................................         4,628,801
                                                                             ----------
CANADA -- (8.5%)
*   5N Plus, Inc..................................................... 10,900     18,207
    Absolute Software Corp...........................................  7,500     44,188
#   Acadian Timber Corp..............................................    500      6,207
#*  Advantage Oil & Gas, Ltd......................................... 16,781     24,208
    Aecon Group, Inc.................................................  8,691    120,094
*   Africa Oil Corp.................................................. 54,929     48,377
#   AG Growth International, Inc.....................................  1,567     50,944
    AGF Management, Ltd., Class B.................................... 10,933     48,228
#*  Aimia, Inc....................................................... 21,900     60,690
    AirBoss of America Corp..........................................  2,200     13,162
    AKITA Drilling, Ltd., Class A....................................  1,431      1,249
*   Alacer Gold Corp................................................. 39,601    196,036
    Alamos Gold, Inc., Class A....................................... 49,308    268,420
#   Alaris Royalty Corp..............................................  5,125     76,188
#   Alcanna, Inc.....................................................  5,866     20,131
#*  Alexco Resource Corp.............................................  7,261     13,727
    Algoma Central Corp..............................................  1,600     15,974
#*  Alio Gold, Inc...................................................  5,135      3,119
    Altius Minerals Corp.............................................  5,800     46,370
    Altus Group, Ltd.................................................  3,800    105,307
#*  Amerigo Resources, Ltd........................................... 14,600      8,203
    Andrew Peller, Ltd., Class A.....................................  5,900     58,548
#   ARC Resources, Ltd............................................... 38,215    161,901
*   Argonaut Gold, Inc............................................... 25,712     41,972

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
CANADA -- (Continued)
*   Aritzia, Inc.....................................................  4,908 $ 69,944
#*  Asanko Gold, Inc................................................. 12,801   11,469
#*  Athabasca Oil Corp............................................... 58,945   18,125
*   ATS Automation Tooling Systems, Inc..............................  9,114  123,725
#   AutoCanada, Inc..................................................  2,934   18,467
*   B2Gold Corp...................................................... 92,114  323,808
#   Badger Daylighting, Ltd..........................................  4,309  127,657
    Barrick Gold Corp................................................  4,099   69,059
#*  Baytex Energy Corp............................................... 66,739   74,487
    Birchcliff Energy, Ltd........................................... 38,913   59,384
    Bird Construction, Inc...........................................  3,138   14,652
*   Black Diamond Group, Ltd.........................................  2,510    3,259
    BMTC Group, Inc..................................................    850    7,764
#   Bonavista Energy Corp............................................ 44,120   16,414
#   Bonterra Energy Corp.............................................  3,561    8,760
    Boralex, Inc., Class A........................................... 11,076  183,325
    Bridgemarq Real Estate Services..................................    700    7,892
    BRP, Inc.........................................................  1,124   50,427
#*  Calfrac Well Services, Ltd....................................... 10,144    8,626
    Calian Group, Ltd................................................    600   16,135
    Canaccord Genuity Group, Inc.....................................  8,796   35,796
*   Canacol Energy, Ltd.............................................. 18,050   66,466
    Canadian Western Bank............................................ 10,718  271,388
*   Canfor Corp......................................................  6,700   80,984
    Canfor Pulp Products, Inc........................................  3,143   20,665
    CanWel Building Materials Group, Ltd.............................  4,700   16,165
    Capital Power Corp............................................... 12,231  293,169
#*  Capstone Mining Corp............................................. 44,912   17,050
#   Cardinal Energy, Ltd............................................. 13,363   19,480
    Cascades, Inc.................................................... 11,329  107,260
*   Celestica, Inc................................................... 24,395  176,698
*   Centerra Gold, Inc............................................... 28,068  239,320
    Cervus Equipment Corp............................................  1,000    6,264
#   CES Energy Solutions Corp........................................ 31,177   41,661
*   China Gold International Resources Corp., Ltd.................... 43,400   34,599
#   Cineplex, Inc....................................................  6,952  118,497
    Clearwater Seafoods, Inc.........................................  1,700    6,776
    Cogeco Communications, Inc.......................................  1,895  163,804
    Cogeco, Inc......................................................    900   69,651
    Colliers International Group, Inc................................  3,734  250,190
    Computer Modelling Group, Ltd.................................... 12,340   65,677
*   Continental Gold, Inc............................................ 16,500   52,616
#*  Copper Mountain Mining Corp...................................... 12,235    6,224
    Corby Spirit and Wine, Ltd.......................................    900   10,933
*   Corridor Resources, Inc..........................................  2,900    1,651
    Corus Entertainment, Inc., Class B............................... 24,296   93,340
    Cott Corp........................................................ 18,495  237,594
    Crescent Point Energy Corp....................................... 20,700   75,596
    Crescent Point Energy Corp....................................... 41,343  151,315
*   Crew Energy, Inc................................................. 22,528    8,210
#*  CRH Medical Corp................................................. 12,400   37,282
#*  Denison Mines Corp............................................... 76,968   35,647
*   Descartes Systems Group, Inc. (The)..............................  6,418  249,732
*   Detour Gold Corp................................................. 21,900  363,642
#*  DHX Media, Ltd...................................................  9,928   14,322
*   DIRTT Environmental Solutions....................................  7,700   34,960
    Dorel Industries, Inc., Class B..................................  3,700   14,018
    DREAM Unlimited Corp., Class A................................... 10,650   81,587
*   Dundee Precious Metals, Inc...................................... 18,655   65,011

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
CANADA -- (Continued)
    Echelon Financial Holdings, Inc..................................    100 $    448
    ECN Capital Corp................................................. 41,322  136,475
    E-L Financial Corp., Ltd.........................................    204  113,997
*   Eldorado Gold Corp............................................... 26,734  225,099
#   Element Fleet Management Corp.................................... 41,890  356,213
*   Endeavour Mining Corp............................................  7,831  141,808
#*  Endeavour Silver Corp............................................ 20,500   50,896
    Enerflex, Ltd.................................................... 10,336   80,987
#*  Energy Fuels, Inc................................................  5,331   10,644
#   Enerplus Corp.................................................... 27,265  164,571
    Enghouse Systems, Ltd............................................  3,990  116,237
    Ensign Energy Services, Inc...................................... 23,650   48,122
    Equitable Group, Inc.............................................  1,543  132,756
*   ERO Copper Corp..................................................  1,689   21,108
*   Essential Energy Services Trust.................................. 11,693    2,530
    Evertz Technologies, Ltd.........................................  3,302   44,876
#   Exchange Income Corp.............................................    943   27,930
    Exco Technologies, Ltd...........................................  4,600   26,683
#   Extendicare, Inc................................................. 16,710  113,041
    Fiera Capital Corp...............................................  8,500   67,763
    Finning International, Inc.......................................  9,300  158,377
    Firm Capital Mortgage Investment Corp............................  2,800   30,230
#*  First Majestic Silver Corp....................................... 18,399  196,688
*   First Mining Gold Corp........................................... 27,500    4,698
    First National Financial Corp....................................  2,280   74,246
    FirstService Corp................................................  2,851  248,843
#*  Fission Uranium Corp............................................. 56,500   12,440
#*  Fortuna Silver Mines, Inc........................................ 20,248   64,567
#   Freehold Royalties, Ltd.......................................... 11,649   57,223
    Frontera Energy Corp.............................................  1,620   12,989
    Gamehost, Inc....................................................  2,000   12,330
#*  GDI Integrated Facility Services, Inc............................  1,200   26,622
*   Gear Energy, Ltd................................................. 25,800    7,640
#   Genworth MI Canada, Inc..........................................  5,170  208,825
    Gibson Energy, Inc............................................... 15,001  261,501
*   Glacier Media, Inc...............................................  1,800      929
    GMP Capital, Inc.................................................  2,541    4,379
#   goeasy, Ltd......................................................  1,136   51,940
#*  Golden Star Resources, Ltd.......................................  9,815   33,087
*   Gran Tierra Energy, Inc.......................................... 52,923   56,254
*   Great Canadian Gaming Corp.......................................  9,600  303,649
    Guardian Capital Group, Ltd., Class A............................  2,850   56,390
*   Guyana Goldfields, Inc........................................... 20,243    8,146
*   Heroux-Devtek, Inc...............................................  6,300   80,167
#   High Liner Foods, Inc............................................  2,300   16,240
*   Home Capital Group, Inc.......................................... 10,597  218,119
    Horizon North Logistics, Inc..................................... 22,417   16,509
    Hudbay Minerals, Inc............................................. 32,692  118,645
*   IAMGOLD Corp..................................................... 56,196  211,199
*   IBI Group, Inc...................................................  2,900   10,921
#*  Imperial Metals Corp.............................................  5,000    6,909
*   Indigo Books & Music, Inc........................................    850    2,607
    Information Services Corp........................................    900   11,049
    Innergex Renewable Energy, Inc................................... 11,210  139,923
*   Interfor Corp....................................................  7,200   85,825
#*  International Tower Hill Mines, Ltd..............................  1,260      698
*   Intertain Group, Ltd. (The)......................................  2,200   21,698
    Intertape Polymer Group, Inc.....................................  8,944  115,170
    Invesque, Inc....................................................  4,300   31,089

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
CANADA -- (Continued)
#*  IPL Plastics, Inc................................................  3,348 $ 22,522
*   Ivanhoe Mines, Ltd., Class A..................................... 69,262  171,959
    Jamieson Wellness, Inc...........................................  3,313   59,765
#   Just Energy Group, Inc........................................... 16,955   39,263
    K-Bro Linen, Inc.................................................  1,500   41,227
*   Kelt Exploration, Ltd............................................ 15,188   33,210
*   Kinaxis, Inc.....................................................  2,617  167,122
    Kinder Morgan Canada, Ltd........................................  3,000   31,888
    Kingsway Financial Services, Inc.................................    600    1,344
*   Knight Therapeutics, Inc......................................... 14,616   92,994
    Labrador Iron Ore Royalty Corp...................................  7,000  118,571
#*  Largo Resources, Ltd............................................. 17,532   17,571
    Lassonde Industries, Inc., Class A...............................    300   39,808
#   Laurentian Bank of Canada........................................  7,200  247,635
#*  Leagold Mining Corp..............................................  7,000   13,818
    Leon's Furniture, Ltd............................................  4,500   53,811
    Linamar Corp.....................................................  6,205  202,342
    Lucara Diamond Corp.............................................. 52,607   43,137
*   Lundin Gold, Inc.................................................  4,591   27,537
    Magellan Aerospace Corp..........................................  2,400   29,264
*   Mainstreet Equity Corp...........................................    600   29,415
*   Major Drilling Group International, Inc.......................... 10,973   46,488
    Maple Leaf Foods, Inc............................................  7,196  125,497
    Martinrea International, Inc..................................... 11,210   91,409
*   Maxim Power Corp.................................................  1,300    1,579
#   Medical Facilities Corp..........................................  5,100   30,280
*   MEG Energy Corp.................................................. 30,793  118,300
    Melcor Developments, Ltd.........................................    500    4,745
    Morguard Corp....................................................    600   91,109
    Morneau Shepell, Inc.............................................  5,601  134,848
#   Mountain Province Diamonds, Inc.................................. 15,600   15,042
    MTY Food Group, Inc..............................................  2,800  111,864
    Mullen Group, Ltd................................................ 12,588   78,370
*   New Gold, Inc.................................................... 90,970   94,624
    NFI Group, Inc...................................................  4,553  100,145
    Norbord, Inc.....................................................  3,903  112,671
    North American Construction Group, Ltd...........................  3,900   45,126
    North West Co., Inc. (The).......................................  5,281  112,990
    Northland Power, Inc............................................. 10,631  212,281
*   NuVista Energy, Ltd.............................................. 29,960   42,992
#*  Obsidian Energy, Ltd.............................................  7,182    4,308
    OceanaGold Corp.................................................. 74,728  179,288
    Osisko Gold Royalties, Ltd....................................... 12,291  120,937
#*  Osisko Mining, Inc............................................... 12,400   26,267
#*  Painted Pony Energy, Ltd......................................... 15,407    7,136
    Pan American Silver Corp......................................... 24,798  421,176
#*  Paramount Resources, Ltd., Class A...............................  8,344   32,564
*   Parex Resources, Inc............................................. 17,840  241,777
    Park Lawn Corp...................................................  3,654   81,841
    Pason Systems, Inc...............................................  8,052   86,444
#*  Pengrowth Energy Corp............................................ 63,899    9,703
#   Peyto Exploration & Development Corp............................. 19,559   39,056
*   Photon Control, Inc..............................................  8,868    7,070
*   PHX Energy Services Corp.........................................  3,600    6,587
    Pinnacle Renewable Energy, Inc...................................  2,300   12,625
    Pizza Pizza Royalty Corp.........................................  6,500   46,291
*   Points International, Ltd........................................    761    8,297
    Polaris Infrastructure, Inc......................................  2,100   21,046
    Pollard Banknote, Ltd............................................    700   10,895

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
CANADA -- (Continued)
#*  PolyMet Mining Corp.............................................. 10,894 $  3,308
#   PrairieSky Royalty, Ltd.......................................... 18,800  183,561
*   Precision Drilling Corp.......................................... 38,590   41,019
#*  Premier Gold Mines, Ltd.......................................... 31,724   54,435
    Premium Brands Holdings Corp.....................................  3,030  199,891
*   Pretium Resources, Inc........................................... 17,500  176,315
*   Pulse Seismic, Inc...............................................  3,900    7,136
#   Quarterhill, Inc................................................. 10,900   13,738
#*  Questerre Energy Corp., Class A.................................. 14,450    2,084
*   Real Matters, Inc................................................  3,600   30,230
    Recipe Unlimited Corp............................................  2,200   39,520
    Reitmans Canada, Ltd., Class A...................................  4,500    6,697
    Richelieu Hardware, Ltd..........................................  5,569  114,331
    Rocky Mountain Dealerships, Inc..................................  1,300    6,396
    Rogers Sugar, Inc................................................ 12,650   52,152
*   Roxgold, Inc..................................................... 35,140   25,879
    Russel Metals, Inc...............................................  8,500  139,526
*   Sabina Gold & Silver Corp........................................ 36,019   48,678
*   Sandstorm Gold, Ltd.............................................. 23,400  167,003
#   Savaria Corp.....................................................  5,600   57,611
#*  Seabridge Gold, Inc..............................................  2,000   25,769
#   Secure Energy Services, Inc...................................... 20,082   64,648
*   SEMAFO, Inc...................................................... 48,100  155,208
*   Seven Generations Energy, Ltd., Class A.......................... 12,232   68,539
    ShawCor, Ltd.....................................................  7,942   79,957
#   Sienna Senior Living, Inc........................................  8,177  117,896
*   Sierra Metals, Inc...............................................  5,800    8,279
*   Sierra Wireless, Inc.............................................  5,200   57,365
    Sleep Country Canada Holdings, Inc...............................  3,801   63,345
*   Spin Master Corp.................................................    600   16,974
#   Sprott, Inc...................................................... 25,983   59,971
*   SSR Mining, Inc.................................................. 18,306  270,747
    Stantec, Inc..................................................... 11,545  246,310
#   Stelco Holdings, Inc.............................................  3,500   27,238
    Stella-Jones, Inc................................................  5,365  148,758
#*  STEP Energy Services, Ltd........................................  2,700    2,316
#*  Storm Resources, Ltd............................................. 15,193   13,842
*   Stornoway Diamond Corp........................................... 70,900      142
#   Stuart Olson, Inc................................................  5,845   11,849
*   SunOpta, Inc.....................................................  9,384   17,812
    Superior Plus Corp............................................... 18,414  166,231
#   Surge Energy, Inc................................................ 40,298   29,372
*   Tamarack Valley Energy, Ltd...................................... 25,980   33,533
*   Taseko Mines, Ltd................................................ 35,100   13,858
*   TeraGo, Inc......................................................    400    2,758
*   Teranga Gold Corp................................................ 11,800   47,752
#*  Tervita Corp.....................................................    742    3,944
    TFI International, Inc...........................................  9,351  297,974
    Tidewater Midstream and Infrastructure, Ltd...................... 35,300   25,193
#   Timbercreek Financial Corp.......................................  9,052   66,390
*   TMAC Resources, Inc..............................................  1,187    3,668
    TMX Group, Ltd...................................................    463   40,454
    TORC Oil & Gas, Ltd.............................................. 20,774   52,996
*   Torex Gold Resources, Inc........................................ 10,710  156,694
    Total Energy Services, Inc.......................................  6,761   28,847
    TransAlta Corp................................................... 33,263  196,482
#   TransAlta Renewables, Inc........................................ 16,383  176,381
    Transcontinental, Inc., Class A.................................. 13,225  151,017
    TransGlobe Energy Corp........................................... 16,572   18,999

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CANADA -- (Continued)
#*  Trevali Mining Corp..............................................  49,000 $     7,627
*   Trican Well Service, Ltd.........................................  49,274      32,173
    Tricon Capital Group, Inc........................................  21,147     171,154
*   Trisura Group, Ltd...............................................   1,000      23,954
    Uni-Select, Inc..................................................   6,255      50,578
#   Vermilion Energy, Inc............................................   7,634     100,852
    Wajax Corp.......................................................   3,913      45,455
#*  Wesdome Gold Mines Ltd...........................................  20,679     126,388
    West Fraser Timber Co., Ltd......................................   3,337     154,296
#   Western Forest Products, Inc.....................................  51,630      50,960
    WestJet Airlines, Ltd............................................   1,600      37,209
#   Westshore Terminals Investment Corp..............................   5,642      97,839
#   Whitecap Resources, Inc..........................................  52,199     145,449
    Winpak, Ltd......................................................   4,500     159,350
    Yamana Gold, Inc................................................. 129,415     472,619
*   Yangarra Resources, Ltd..........................................   6,942       5,376
#*  Yellow Pages, Ltd................................................   2,040      13,429
    Zenith Capital Corp..............................................   1,300          80
                                                                              -----------
TOTAL CANADA.........................................................          21,612,691
                                                                              -----------
CHINA -- (0.0%)
    APT Satellite Holdings, Ltd......................................  43,500      16,645
*   Hanfeng Evergreen, Inc...........................................   2,400           0
                                                                              -----------
TOTAL CHINA..........................................................              16,645
                                                                              -----------
DENMARK -- (1.7%)
*   Agat Ejendomme A.S...............................................   5,947       3,176
*   ALK-Abello A.S...................................................     728     156,374
    Alm Brand A.S....................................................   9,028      73,539
    Ambu A.S., Class B...............................................   9,671     152,025
#*  Bang & Olufsen A.S...............................................   4,667      27,146
#*  Bavarian Nordic A.S..............................................   3,307      77,870
    Brodrene Hartmann A.S............................................     204       8,131
    Columbus A.S.....................................................   6,761       9,007
    D/S Norden A.S...................................................   4,596      67,229
    DFDS A.S.........................................................   3,765     148,304
*   Drilling Co. of 1972 A.S.........................................     636      35,901
    FLSmidth & Co. A.S...............................................   4,390     157,353
*   H+H International A.S., Class B..................................   2,539      39,482
    ISS A.S..........................................................   9,195     240,736
    Jeudan A.S.......................................................     228      38,130
*   Jyske Bank A.S...................................................   7,680     255,476
    Matas A.S........................................................   5,259      40,311
*   Nilfisk Holding A.S..............................................   3,104      52,470
#*  NKT A.S..........................................................   3,029      53,141
    NNIT A.S.........................................................     995      14,235
    Pandora A.S......................................................   7,962     391,778
    Parken Sport & Entertainment A.S.................................     400       6,038
    Per Aarsleff Holding A.S.........................................   2,371      73,997
    Ringkjoebing Landbobank A.S......................................   2,916     201,352
    Rockwool International A.S., Class A.............................     214      40,278
    Rockwool International A.S., Class B.............................     664     130,501
    Royal Unibrew A.S................................................   5,705     468,034
    RTX A.S..........................................................   1,421      32,995
    Scandinavian Tobacco Group A.S., Class A.........................   4,790      56,603
    Schouw & Co., A.S................................................   1,410     101,178
    SimCorp A.S......................................................   4,833     432,446
    Solar A.S., Class B..............................................     610      25,609

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
DENMARK -- (Continued)
    Spar Nord Bank A.S...............................................   9,494 $   92,743
#   Sydbank A.S......................................................   7,973    156,401
    Tivoli A.S.......................................................     244     24,980
    Topdanmark A.S...................................................   5,098    228,331
*   TORM P.L.C.......................................................   3,422     32,660
#   United International Enterprises.................................     176     33,351
*   Vestjysk Bank A.S................................................ 113,137     62,629
*   Zealand Pharma A.S...............................................   3,739    111,579
                                                                              ----------
TOTAL DENMARK........................................................          4,353,519
                                                                              ----------
FINLAND -- (2.3%)
    Ahlstrom-Munksjo Oyj.............................................   4,981     74,698
    Aktia Bank Oyj...................................................   6,459     62,910
    Alma Media Oyj...................................................   4,469     35,329
    Asiakastieto Group Oyj...........................................   1,519     49,297
    Aspo Oyj.........................................................   2,685     24,560
    Atria Oyj........................................................     781      7,404
#*  BasWare Oyj......................................................     944     21,197
#   Bittium Oyj......................................................   5,377     36,360
    Cargotec Oyj, Class B............................................   4,700    164,889
#   Caverion Oyj.....................................................  12,245     91,546
#   Citycon Oyj......................................................   8,329     87,284
    Cramo Oyj........................................................   5,028     53,345
    Finnair Oyj......................................................   6,960     45,453
#   Fiskars Oyj Abp..................................................   4,565     61,203
*   F-Secure Oyj.....................................................  12,707     40,617
*   HKScan Oyj, Class A..............................................   1,550      3,079
    Huhtamaki Oyj....................................................  12,148    562,519
    Kemira Oyj.......................................................  13,763    223,576
    Kesko Oyj, Class A...............................................   2,701    166,419
    Kesko Oyj, Class B...............................................   7,336    488,783
    Konecranes Oyj...................................................   8,185    252,772
    Lassila & Tikanoja Oyj...........................................   3,659     59,043
#   Lehto Group Oyj..................................................     783      1,776
#   Metsa Board Oyj..................................................  24,413    161,778
    Metso Oyj........................................................  12,166    460,566
    Nokian Renkaat Oyj...............................................  13,856    395,993
    Olvi Oyj, Class A................................................   1,579     67,074
    Oriola Oyj, Class A..............................................   5,827     13,328
    Oriola Oyj, Class B..............................................  16,336     37,578
    Orion Oyj, Class A...............................................   2,441    107,377
    Orion Oyj, Class B...............................................  11,176    495,819
#   Outokumpu Oyj....................................................  32,709     92,939
*   Outotec Oyj......................................................  19,917    128,369
    Pihlajalinna Oyj.................................................     563      6,695
    Ponsse Oyj.......................................................   1,180     36,809
*   QT Group Oyj.....................................................   1,063     18,143
    Raisio Oyj, Class V..............................................  17,176     59,927
    Rapala VMC Oyj...................................................   1,900      5,872
    Revenio Group Oyj................................................   2,269     66,973
    Sanoma Oyj.......................................................  10,553    110,414
*   SRV Group Oyj....................................................   2,217      3,239
*   Stockmann Oyj Abp, Class A.......................................   1,299      3,595
*   Stockmann Oyj Abp, Class B.......................................   2,495      6,007
    Tieto Oyj........................................................   5,452    155,179
    Tikkurila Oyj....................................................   4,795     76,535
    Tokmanni Group Corp..............................................   5,903     75,581
    Uponor Oyj.......................................................   7,321     95,767
    Vaisala Oyj, Class A.............................................   1,838     55,088

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
FINLAND -- (Continued)
    Valmet Oyj....................................................... 14,662 $  328,143
#   YIT Oyj.......................................................... 17,951    107,815
                                                                             ----------
TOTAL FINLAND........................................................         5,786,662
                                                                             ----------
FRANCE -- (4.4%)
    ABC arbitrage....................................................  3,292     24,596
*   Air France-KLM................................................... 26,184    312,126
    Akka Technologies................................................  1,377     88,878
    AKWEL............................................................  1,182     23,472
    Albioma SA.......................................................  3,404     88,353
    Altamir..........................................................  1,905     35,383
    Alten SA.........................................................  2,868    315,486
    Altran Technologies SA........................................... 28,524    453,502
#*  Amplitude Surgical SAS...........................................  1,840      3,207
    Assystem SA......................................................  1,354     50,287
    Aubay............................................................    936     32,602
    Axway Software SA................................................    836      9,983
#   Bastide le Confort Medical.......................................    266     11,400
    Beneteau SA......................................................  3,904     36,461
    Bigben Interactive...............................................  2,306     35,117
    Boiron SA........................................................    776     27,561
    Bonduelle SCA....................................................  1,660     43,144
    Bourbon Corp.....................................................  1,100     17,146
    Burelle SA.......................................................     28     25,374
#   Casino Guichard Perrachon SA.....................................  4,112    221,985
*   Cegedim SA.......................................................    532     16,463
*   CGG SA........................................................... 82,253    191,747
    Chargeurs SA.....................................................  2,552     43,353
    Cie des Alpes....................................................  1,635     48,956
    Cie Plastic Omnium SA............................................  6,434    175,754
*   Coface SA........................................................ 13,486    147,439
    Derichebourg SA.................................................. 16,273     58,666
    Devoteam SA......................................................    623     52,925
    Electricite de Strasbourg SA.....................................    132     15,979
#   Elior Group SA................................................... 14,729    190,750
    Elis SA.......................................................... 15,847    302,971
    Eramet...........................................................  1,279     64,086
#*  Erytech Pharma SA................................................  1,201      5,304
*   Esso SA Francaise................................................    197      4,815
#   Etablissements Maurel et Prom SA.................................  8,900     26,171
    Euronext NV......................................................  5,979    482,338
#   Europcar Mobility Group.......................................... 14,904     54,735
    Eutelsat Communications SA....................................... 21,073    399,753
    Exel Industries, Class A.........................................    184      8,026
    Faurecia SE......................................................  2,431    113,450
*   Fnac Darty S.A...................................................  1,710     98,983
*   Fnac Darty SA....................................................    648     37,951
    Gaumont SA.......................................................    129     18,142
    Gaztransport Et Technigaz SA.....................................  2,233    203,735
    GL Events........................................................  1,343     35,232
    Groupe Crit......................................................    446     33,212
    Groupe Gorge.....................................................    778     13,042
    Groupe Open......................................................    581      7,217
    Guerbet..........................................................    934     52,339
#   Haulotte Group SA................................................  1,014      5,544
    HERIGE SADCS.....................................................    186      6,032
    HEXAOM...........................................................    440     16,546
*   ID Logistics Group...............................................    360     68,826
    Iliad SA.........................................................  1,741    180,429

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
FRANCE -- (Continued)
    Imerys SA........................................................  2,590 $100,048
    Ingenico Group SA................................................  7,159  765,519
    IPSOS............................................................  4,374  131,810
    Jacquet Metal Service SA.........................................  2,005   34,123
#   JCDecaux SA......................................................  1,972   53,906
    Kaufman & Broad SA...............................................  2,328   88,812
    Korian SA........................................................  6,500  275,645
    Lagardere SCA....................................................  9,584  214,160
*   Latecoere SACA...................................................  9,654   41,386
    Laurent-Perrier..................................................    396   39,281
    Le Belier........................................................    216    6,212
    Lectra...........................................................  3,315   77,616
    Linedata Services................................................    535   15,397
    LISI.............................................................  3,138  110,301
    LNA Sante SA.....................................................    809   42,707
    Maisons du Monde SA..............................................  4,270   59,090
    Manitou BF SA....................................................  1,600   32,695
    Manutan International............................................    508   35,212
    Mersen SA........................................................  2,045   66,578
    Metropole Television SA..........................................  1,844   32,440
    Nexans SA........................................................  4,464  181,650
    Nexity SA........................................................  4,436  229,599
#*  Nicox............................................................  2,438   12,183
    NRJ Group........................................................  2,200   15,066
    Oeneo SA.........................................................  2,879   32,703
#*  Onxeo SA.........................................................  4,614    2,730
*   Pierre & Vacances SA.............................................    633   10,476
#   Plastivaloire....................................................  1,105    7,476
    Quadient.........................................................  5,381  115,241
#   Rallye SA........................................................  3,323   30,953
#*  Recylex SA.......................................................  1,750    7,001
    Rexel SA......................................................... 37,300  462,427
    Robertet SA......................................................     72   65,053
    Rothschild & Co..................................................  3,219   90,532
    Rubis SCA........................................................  9,853  571,352
    Samse SA.........................................................    132   25,629
    Savencia SA......................................................    669   44,423
    Seche Environnement SA...........................................    536   20,328
    Societe BIC SA...................................................  3,082  214,055
*   Societe des Bains de Mer et du Cercle des Etrangers a Monaco.....    561   33,943
    Societe pour l'Informatique Industrielle.........................  1,084   28,780
*   SOITEC...........................................................  2,111  232,856
#*  Solocal Group.................................................... 71,908   56,280
    Somfy SA.........................................................    786   72,771
    Sopra Steria Group...............................................  1,595  218,947
    SPIE SA.......................................................... 14,600  308,140
#*  SRP Groupe SA....................................................    992    1,209
    Stef SA..........................................................    521   50,617
    Sword Group......................................................    702   23,966
    Synergie SA......................................................  1,041   29,560
    Tarkett SA.......................................................  4,268   69,502
#*  Technicolor SA................................................... 21,143   17,690
    Television Francaise 1...........................................  4,737   39,752
#   Thermador Groupe.................................................    782   48,373
    Total Gabon......................................................     95   13,782
    Trigano SA.......................................................    957   86,310
    Union Financiere de France BQE SA................................    487   11,204
#*  Vallourec SA..................................................... 33,070   80,327
    Vetoquinol SA....................................................    354   23,069

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
FRANCE -- (Continued)
    Vicat SA.........................................................  2,211 $    93,756
    VIEL & Cie SA....................................................  4,347      23,222
    Vilmorin & Cie SA................................................    883      48,290
*   Virbac SA........................................................    475     115,836
                                                                             -----------
TOTAL FRANCE.........................................................         11,126,971
                                                                             -----------
GERMANY -- (6.2%)
    1&1 Drillisch AG.................................................  1,154      30,907
    7C Solarparken AG................................................  3,203      12,364
    Aareal Bank AG...................................................  6,977     234,230
*   ADLER Real Estate AG.............................................  6,426      74,074
    ADO Properties SA................................................  3,335     136,026
*   ADVA Optical Networking SE.......................................  6,520      46,007
*   AIXTRON SE.......................................................  8,383      76,640
    All for One Group AG.............................................    139       7,009
    Allgeier SE......................................................    979      25,834
    Amadeus Fire AG..................................................    661      83,267
    Atoss Software AG................................................    206      30,979
    Aurubis AG.......................................................  5,011     246,374
    Basler AG........................................................    633      32,579
    Bauer AG.........................................................  2,210      35,187
    BayWa AG.........................................................  1,352      39,552
    Bechtle AG.......................................................  3,227     349,467
    Bertrandt AG.....................................................    738      36,861
    bet-at-home.com AG...............................................    393      20,924
    Bijou Brigitte AG................................................    711      36,174
    Bilfinger SE.....................................................  4,751     158,591
    Borussia Dortmund GmbH & Co. KGaA................................  9,378      88,694
    CANCOM SE........................................................  3,477     185,956
*   CECONOMY AG...................................................... 16,100      81,019
    CENIT AG.........................................................  1,323      17,946
    CENTROTEC Sustainable AG.........................................    672      11,808
    Cewe Stiftung & Co. KGAA.........................................    818      78,674
    comdirect bank AG................................................  4,102      61,847
    CompuGroup Medical SE............................................  2,769     177,403
#   Corestate Capital Holding SA.....................................  1,975      73,651
    CropEnergies AG..................................................  3,994      31,152
    CTS Eventim AG & Co. KGaA........................................  5,995     363,093
    Deutsche Beteiligungs AG.........................................  2,003      81,329
    Deutsche EuroShop AG.............................................  5,432     162,578
    Deutsche Pfandbriefbank AG....................................... 19,103     261,068
    Deutz AG......................................................... 17,619      98,026
*   Dialog Semiconductor P.L.C.......................................  9,400     422,815
    DIC Asset AG.....................................................  7,097      98,994
    DMG Mori AG......................................................  2,097      99,349
    Dr Hoenle AG.....................................................    579      30,063
    Draegerwerk AG & Co. KGaA........................................    307      12,860
    Duerr AG.........................................................  4,886     144,154
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................    672     117,784
#   EDAG Engineering Group AG........................................  1,225      15,181
    Elmos Semiconductor AG...........................................  1,962      54,991
*   ElringKlinger AG.................................................  4,625      34,190
    Energiekontor AG.................................................    790      17,254
*   Evotec SE........................................................  9,964     228,232
    Ferratum Oyj.....................................................    851       7,774
    Fielmann AG......................................................  2,791     215,247
    First Sensor AG..................................................    880      34,192
    Freenet AG....................................................... 15,482     343,820
    Fuchs Petrolub SE................................................  2,507     100,977

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
GERMANY -- (Continued)
    GEA Group AG..................................................... 17,565 $536,467
    Gerresheimer AG..................................................  3,776  304,516
    Gesco AG.........................................................  1,167   24,631
    GFT Technologies SE..............................................  1,914   16,837
    Grand City Properties SA......................................... 12,674  296,715
*   H&R GmbH & Co. KGaA..............................................  1,853   11,314
    Hamburger Hafen und Logistik AG..................................  3,521   91,218
    Hapag-Lloyd AG...................................................    467   33,925
*   Heidelberger Druckmaschinen AG................................... 28,620   37,141
    Hella GmbH & Co KGaA.............................................  4,140  201,385
    HolidayCheck Group AG............................................  3,303    9,018
    Hornbach Baumarkt AG.............................................  1,015   21,553
    Hornbach Holding AG & Co. KGaA...................................  1,203   72,695
    Hugo Boss AG.....................................................  6,984  294,463
*   Hypoport AG......................................................     72   22,314
    Indus Holding AG.................................................  2,037   77,632
    Isra Vision AG...................................................  1,883   89,064
    IVU Traffic Technologies AG......................................  1,595   19,508
    Jenoptik AG......................................................  6,077  180,700
    K+S AG........................................................... 26,378  374,567
    KION Group AG....................................................  2,308  153,569
    Kloeckner & Co. SE...............................................  8,520   49,113
    Koenig & Bauer AG................................................  1,558   51,487
    Krones AG........................................................  1,902  124,262
    KSB SE & Co. KGaA................................................     31    9,874
    KWS Saat SE & Co., KGaA..........................................  1,165   78,314
    Lanxess AG.......................................................  9,534  619,512
    Leifheit AG......................................................  1,697   40,408
*   Leoni AG.........................................................  4,291   50,830
*   LPKF Laser & Electronics AG......................................  2,232   34,614
*   Manz AG..........................................................    726   15,530
*   Medigene AG......................................................  1,273    8,115
    METRO AG.........................................................  6,713  109,619
    MLP SE...........................................................  7,438   37,991
    Nemetschek SE....................................................  5,717  291,695
    New Work SE......................................................    300   94,506
    Nexus AG.........................................................  1,759   62,273
*   Nordex SE........................................................ 10,174  132,830
    Norma Group SE...................................................  3,611  132,560
    OHB SE...........................................................  1,058   41,943
    OSRAM Licht AG................................................... 10,845  485,473
    Paragon GmbH & Co. KGaA..........................................    263    3,413
    Patrizia AG......................................................  7,419  152,435
    Pfeiffer Vacuum Technology AG....................................    938  146,906
    PNE AG........................................................... 11,501   51,031
    ProSiebenSat.1 Media SE.......................................... 18,061  266,702
    PSI Software AG..................................................  1,437   30,542
*   PVA TePla AG.....................................................  1,745   20,770
    QSC AG...........................................................  8,683   11,987
    Rheinmetall AG...................................................  5,218  629,325
    RHOEN-KLINIKUM AG................................................  3,484   71,761
    RIB Software SE..................................................  5,661  147,098
*   Rocket Internet SE...............................................  9,151  243,008
#   S&T AG...........................................................  5,640  120,279
    SAF-Holland SA...................................................  7,645   53,976
    Salzgitter AG....................................................  4,476   81,164
*   Schaltbau Holding AG.............................................    369   12,520
    Scout24 AG.......................................................  5,641  349,665
    Secunet Security Networks AG.....................................    157   20,348

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                       SHARES     VALUE>>
                                                                      --------- -----------
GERMANY -- (Continued)
*   Senvion SA.......................................................     1,441 $       109
*   SGL Carbon SE....................................................     6,333      29,435
*   Shop Apotheke Europe NV..........................................     1,251      54,566
    Siltronic AG.....................................................     1,830     174,288
    Sixt Leasing SE..................................................     1,354      16,890
    Sixt SE..........................................................     1,387     135,637
*   SMA Solar Technology AG..........................................     2,378      74,354
    Software AG......................................................     4,278     136,087
    Stabilus SA......................................................     2,641     148,270
    STRATEC SE.......................................................       656      49,558
    Stroeer SE & Co. KGaA............................................     3,363     270,951
    Suedzucker AG....................................................     8,190     117,861
*   SUESS MicroTec SE................................................     2,434      26,898
    Surteco Group SE.................................................     1,107      24,288
    TAG Immobilien AG................................................    14,999     364,501
    Takkt AG.........................................................     5,172      61,514
    Technotrans SE...................................................     1,129      21,380
*   Tele Columbus AG.................................................     3,055       7,191
    TLG Immobilien AG................................................    10,954     321,244
    Traffic Systems SE...............................................       408      10,020
    VERBIO Vereinigte BioEnergie AG..................................     5,292      53,327
    Vossloh AG.......................................................     1,437      58,844
    Wacker Chemie AG.................................................     1,917     150,180
    Wacker Neuson SE.................................................     3,888      66,380
    Washtec AG.......................................................     1,419      71,308
    Wuestenrot & Wuerttembergische AG................................     3,125      63,947
                                                                                -----------
TOTAL GERMANY........................................................            15,727,306
                                                                                -----------
HONG KONG -- (2.4%)
    Aeon Credit Service Asia Co., Ltd................................    12,000       9,713
#   Agritrade Resources, Ltd.........................................   320,000      27,374
    Allied Group, Ltd................................................    13,600      69,552
    Allied Properties HK, Ltd........................................   219,416      43,068
    APAC Resources, Ltd..............................................     9,853       1,119
#*  Applied Development Holdings, Ltd................................   255,000       6,465
    Asia Financial Holdings, Ltd.....................................    54,874      29,231
    Asia Standard International Group, Ltd...........................    98,940      16,133
#   Asiasec Properties, Ltd..........................................    30,000       6,110
    ASM Pacific Technology, Ltd......................................     5,900      82,381
    Associated International Hotels, Ltd.............................    28,000      71,493
    BOCOM International Holdings Co., Ltd............................    44,000       7,120
    BOE Varitronix, Ltd..............................................    82,009      22,935
    Bright Smart Securities & Commodities Group, Ltd.................    86,000      14,221
*   Brightoil Petroleum Holdings, Ltd................................   248,000      47,474
*   Brockman Mining, Ltd.............................................   256,330       4,015
*   Burwill Holdings, Ltd............................................   302,000       2,736
    Cafe de Coral Holdings, Ltd......................................    42,000     114,601
    Camsing International Holding, Ltd...............................    40,000       5,921
    Century City International Holdings, Ltd.........................   183,340      13,314
    Chen Hsong Holdings..............................................    30,000      10,256
#   Chevalier International Holdings, Ltd............................     4,000       5,667
*   China Baoli Technologies Holdings, Ltd...........................   145,000       1,832
*   China Energy Development Holdings, Ltd...........................   186,000       4,498
    China Motor Bus Co., Ltd.........................................     2,400      31,227
#*  China Shandong Hi-Speed Financial Group, Ltd.....................   642,000      19,082
    China Star Entertainment, Ltd....................................   310,000      33,142
#*  China Strategic Holdings, Ltd.................................... 1,321,250       6,061
*   China Tonghai International Financial, Ltd.......................   130,000       7,449
    CHINA TOUYUN TECH GROUP LTD COMMON STOCK HKD.04..................   107,500       4,040

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
HONG KONG -- (Continued)
    Chinese Estates Holdings, Ltd....................................    47,000 $ 34,150
    Chong Hing Bank, Ltd.............................................    21,000   36,130
    Chow Sang Sang Holdings International, Ltd.......................    36,000   42,010
    Chuang's Consortium International, Ltd...........................   100,000   19,499
    CITIC Telecom International Holdings, Ltd........................   154,000   58,455
    CK Life Sciences Intl Holdings, Inc..............................   352,000   15,913
    CNQC International Holdings, Ltd.................................    30,000    4,518
    Convenience Retail Asia, Ltd.....................................    50,000   24,045
#*  Convoy Global Holdings, Ltd......................................   516,000    2,061
#*  Cosmopolitan International Holdings, Ltd.........................   140,000   19,299
    Cowell e Holdings, Inc...........................................    47,000    7,345
    Cross-Harbour Holdings, Ltd. (The)...............................    43,826   65,336
    CSI Properties, Ltd..............................................   859,543   30,668
*   CST Group, Ltd................................................... 2,064,000    6,573
    Dah Sing Banking Group, Ltd......................................    44,528   57,566
    Dah Sing Financial Holdings, Ltd.................................    17,806   66,257
    Dickson Concepts International, Ltd..............................    14,500    7,064
#*  Dingyi Group Investment, Ltd.....................................   155,000    4,526
*   eForce Holdings, Ltd.............................................   696,000   11,727
    Emperor Capital Group, Ltd.......................................   270,000    7,632
    Emperor Entertainment Hotel, Ltd.................................    40,000    8,157
    Emperor International Holdings, Ltd..............................   140,333   31,285
    Emperor Watch & Jewellery, Ltd...................................   210,000    4,547
*   ENM Holdings, Ltd................................................   144,000   14,305
#*  Esprit Holdings, Ltd.............................................   257,250   49,181
    Fairwood Holdings, Ltd...........................................    10,500   27,650
    Far East Consortium International, Ltd...........................   161,876   68,474
#*  FIH Mobile, Ltd..................................................   401,000   57,105
    First Pacific Co., Ltd...........................................   288,000  110,178
    Fountain SET Holdings, Ltd.......................................    28,000    4,500
*   Freeman Fintech Corp, Ltd........................................    62,000    1,192
*   Future World Financial Holdings, Ltd.............................     8,383       52
    Genting Hong Kong, Ltd...........................................    30,000    3,285
    Get Nice Holdings, Ltd...........................................   651,000   19,501
    Giordano International, Ltd......................................   126,000   39,998
#   Global Brands Group Holding, Ltd.................................    63,400    4,364
    Glorious Sun Enterprises, Ltd....................................    72,000    7,620
*   Gold-Finance Holdings, Ltd.......................................    88,000      606
*   Goodbaby International Holdings, Ltd.............................   129,000   18,779
*   GR Properties, Ltd...............................................    80,000   13,382
    Great Eagle Holdings, Ltd........................................    22,225   75,099
*   G-Resources Group, Ltd........................................... 2,577,000   16,090
#   Guotai Junan International Holdings, Ltd.........................   322,400   54,133
#   Haitong International Securities Group, Ltd......................   249,191   72,253
    Hang Lung Group, Ltd.............................................    35,000   87,662
    Hanison Construction Holdings, Ltd...............................    27,198    3,887
*   Hao Tian Development Group, Ltd..................................   202,400    5,395
    Harbour Centre Development, Ltd..................................    13,500   21,835
    HKBN, Ltd........................................................    76,000  135,637
*   HKBridge Financial Holdings, Ltd.................................    82,000    4,131
    HKR International, Ltd...........................................   100,386   41,713
#   Hong Kong Ferry Holdings Co., Ltd................................    23,000   20,921
#*  Hong Kong Finance Investment Holding Group, Ltd..................   102,000   10,930
#*  Hong Kong Television Network, Ltd................................    56,239   21,122
    Hongkong & Shanghai Hotels, Ltd. (The)...........................    69,000   77,696
#   Hongkong Chinese, Ltd............................................    90,000   10,324
    Hung Hing Printing Group, Ltd....................................    29,815    3,837
    Hutchison Telecommunications Hong Kong Holdings, Ltd.............   162,000   29,305
    Hysan Development Co., Ltd.......................................    60,000  236,475

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                       SHARES   VALUE>>
                                                                      --------- --------
HONG KONG -- (Continued)
    IGG, Inc.........................................................   107,000 $ 69,923
    International Housewares Retail Co., Ltd.........................    41,000    9,564
#*  IRC, Ltd.........................................................   258,000    3,833
    IT, Ltd..........................................................    54,000   14,446
    ITC Properties Group, Ltd........................................    30,000    5,620
    Johnson Electric Holdings, Ltd...................................    32,875   60,033
    Kerry Logistics Network, Ltd.....................................    61,000   97,328
    Kingston Financial Group, Ltd....................................    36,000    5,455
    Kowloon Development Co., Ltd.....................................    41,000   51,655
#   Lai Sun Development Co., Ltd.....................................    30,608   36,639
    Lai Sun Garment International, Ltd...............................     9,000    9,652
*   Landing International Development, Ltd...........................   133,200   15,095
    Landsea Green Group Co., Ltd.....................................   180,000   19,509
    Langham Hospitality Investments and Langham Hospitality
      Investments, Ltd...............................................    91,000   25,762
#*  Lerthai Group, Ltd...............................................    24,000   10,558
#*  Leyou Technologies Holdings, Ltd.................................   110,000   36,401
    Li & Fung, Ltd...................................................   748,000   81,802
    Lifestyle International Holdings, Ltd............................    55,000   57,894
    Lippo China Resources, Ltd.......................................   586,000   13,147
    Liu Chong Hing Investment, Ltd...................................    18,000   24,683
    L'Occitane International SA......................................    32,250   72,604
    Luk Fook Holdings International, Ltd.............................    38,000  100,932
    Lung Kee Bermuda Holdings........................................    26,000    8,617
*   Macau Legend Development, Ltd....................................   293,000   32,121
    Magnificent Hotel Investment, Ltd................................   336,000    7,287
    Man Wah Holdings, Ltd............................................   151,600  103,254
    Mason Group Holdings, Ltd........................................ 2,829,598   28,493
    Melco International Development, Ltd.............................    58,000  153,720
*   Midland Holdings, Ltd............................................    43,417    6,742
    Ming Fai International Holdings, Ltd.............................    44,000    4,657
    Miramar Hotel & Investment.......................................    21,000   41,149
    Modern Dental Group, Ltd.........................................    43,000    9,478
    Mongolian Mining Corp............................................    17,124    1,590
    Nameson Holdings, Ltd............................................    74,000    5,742
#*  NewOcean Energy Holdings, Ltd....................................   110,000   17,815
*   Nimble Holdings Co., Ltd.........................................    28,000    2,566
#   NOVA Group Holdings, Ltd.........................................   130,000   31,333
#   OP Financial, Ltd................................................   116,000   23,521
    Oriental Watch Holdings..........................................    56,000   12,852
    Oshidori International Holdings, Ltd.............................   700,200   84,680
    Pacific Andes International Holdings, Ltd........................   126,000      441
    Pacific Basin Shipping, Ltd......................................   547,000  126,651
    Pacific Textiles Holdings, Ltd...................................    78,000   56,737
    Paliburg Holdings, Ltd...........................................    26,000    8,615
#   Paradise Entertainment, Ltd......................................    40,000    4,485
    PC Partner Group, Ltd............................................    30,000    9,495
#   PCCW, Ltd........................................................   102,000   60,579
    Perfect Shape Medical, Ltd.......................................    60,000   21,709
    Pico Far East Holdings, Ltd......................................    96,000   32,743
*   Playmates Toys, Ltd..............................................    60,000    3,729
    Polytec Asset Holdings, Ltd......................................    99,100   12,255
    Public Financial Holdings, Ltd...................................    24,000    9,304
*   PYI Corp., Ltd...................................................   169,839    1,733
    Regal Hotels International Holdings, Ltd.........................    29,000   16,426
#   Regina Miracle International Holdings, Ltd.......................    43,000   28,213
#   Sa Sa International Holdings, Ltd................................   134,833   32,277
    Samsonite International SA.......................................   122,400  249,226
#   SEA Holdings, Ltd................................................    50,046   51,254

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
HONG KONG -- (Continued)
#   Shangri-La Asia, Ltd.............................................  40,000 $   41,057
    Shenwan Hongyuan HK, Ltd.........................................  25,000      3,689
    Shun Ho Property Investments, Ltd................................   5,544      1,704
    Shun Tak Holdings, Ltd........................................... 190,000     77,898
    Sing Tao News Corp., Ltd.........................................  14,000      2,183
    Singamas Container Holdings, Ltd................................. 256,000     28,739
    SITC International Holdings Co., Ltd............................. 135,000    148,648
    SmarTone Telecommunications Holdings, Ltd........................  43,000     37,320
*   SOCAM Development, Ltd...........................................   6,566      2,071
*   Solomon Systech International, Ltd...............................  58,000      1,183
    Soundwill Holdings, Ltd..........................................   4,000      4,919
    Stella International Holdings, Ltd...............................  55,000     92,139
#*  Summit Ascent Holdings, Ltd......................................  92,000     14,292
    Sun Hung Kai & Co., Ltd..........................................  50,464     21,813
    SUNeVision Holdings, Ltd.........................................  55,000     40,743
    TAI Cheung Holdings, Ltd.........................................  37,000     29,717
    Tao Heung Holdings, Ltd..........................................  17,000      2,773
#   Television Broadcasts, Ltd.......................................  43,600     71,917
#   Texwinca Holdings, Ltd........................................... 112,000     25,412
    TK Group Holdings, Ltd...........................................  30,000     14,121
*   TOM Group, Ltd................................................... 244,000     38,732
#   Town Health International Medical Group, Ltd..................... 330,000     28,974
    Tradelink Electronic Commerce, Ltd...............................  58,000      8,509
    Transport International Holdings, Ltd............................  22,800     60,194
*   Trinity, Ltd.....................................................  58,000      1,773
    United Laboratories International Holdings, Ltd. (The)...........  77,000     44,208
    Upbest Group, Ltd................................................ 148,000     18,665
    Victory City International Holdings, Ltd.........................   3,693        169
    Vitasoy International Holdings, Ltd..............................   4,000     16,265
#   VPower Group International Holdings, Ltd.........................  35,000     10,760
#   VSTECS Holdings, Ltd.............................................  89,600     45,661
    VTech Holdings, Ltd..............................................  14,400    126,257
    Wai Kee Holdings, Ltd............................................  52,000     31,672
    Wang On Group, Ltd............................................... 260,000      2,783
#*  We Solutions, Ltd................................................ 136,000      8,227
    Wing On Co. International, Ltd...................................  14,000     40,513
    Wing Tai Properties, Ltd.........................................  56,000     34,970
    Xinyi Glass Holdings, Ltd........................................ 120,000    134,921
    YGM Trading, Ltd.................................................   4,000      2,817
#   YT Realty Group, Ltd.............................................  16,896      4,809
    Yue Yuen Industrial Holdings, Ltd................................  14,000     39,455
    Zhaobangji Properties Holdings, Ltd.............................. 120,000     25,728
                                                                              ----------
TOTAL HONG KONG......................................................          6,164,034
                                                                              ----------
IRELAND -- (0.2%)
    C&C Group P.L.C..................................................  32,729    161,136
    Cairn Homes P.L.C................................................  29,358     37,993
*   Datalex P.L.C....................................................     874        670
    FBD Holdings P.L.C...............................................   1,308     12,978
    FBD Holdings P.L.C...............................................   2,754     27,230
    Flutter Entertainment P.L.C......................................     311     32,141
    Glanbia P.L.C....................................................  15,634    174,362
    Irish Continental Group P.L.C....................................  12,783     61,130
    Irish Continental Group P.L.C....................................   3,760     18,514
    Kenmare Resources P.L.C..........................................     255        776
*   Permanent TSB Group Holdings P.L.C...............................  10,745     14,187
                                                                              ----------
TOTAL IRELAND........................................................            541,117
                                                                              ----------

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ -------
ISRAEL -- (1.2%)
*   ADO Group, Ltd...................................................  1,623 $45,802
    Afcon Holdings, Ltd..............................................    210  10,918
*   AFI Properties, Ltd..............................................  1,216  43,371
*   Airport City, Ltd................................................  4,197  79,260
*   Allot, Ltd.......................................................  3,228  25,066
    Alrov Properties and Lodgings, Ltd...............................    854  37,074
    Arad, Ltd........................................................    731  10,994
*   Arko Holdings, Ltd............................................... 23,300   9,705
    Ashtrom Group, Ltd...............................................  2,241  25,213
    Ashtrom Properties, Ltd..........................................  4,487  29,822
    Atreyu Capital Markets, Ltd......................................    628  10,065
    AudioCodes, Ltd..................................................  2,455  51,800
*   Azorim-Investment Development & Construction Co., Ltd............  2,807   5,206
    Bayside Land Corp................................................    103  69,123
    Bet Shemesh Engines Holdings 1997, Ltd...........................    859  35,184
    Big Shopping Centers, Ltd........................................    632  57,183
    Blue Square Real Estate, Ltd.....................................    808  41,202
*   Brack Capital Properties NV......................................    328  37,405
    Camtek, Ltd......................................................  1,575  16,960
    Carasso Motors, Ltd..............................................  2,404  11,155
*   Cellcom Israel, Ltd..............................................  7,200  18,389
*   Clal Biotechnology Industries, Ltd...............................  4,323   1,990
*   Clal Insurance Enterprises Holdings, Ltd.........................  3,553  54,807
*   Compugen, Ltd....................................................  6,673  32,457
    Danel Adir Yeoshua, Ltd..........................................    447  32,669
    Delek Automotive Systems, Ltd....................................  4,148  16,126
    Delta-Galil Industries, Ltd......................................  1,324  33,558
    Dor Alon Energy in Israel 1988, Ltd..............................    633  12,900
*   El Al Israel Airlines............................................ 28,107  10,840
    Electra Consumer Products 1970, Ltd..............................    515   8,690
    Electra, Ltd.....................................................    177  62,653
*   Energix-Renewable Energies, Ltd.................................. 10,863  28,173
*   Enlight Renewable Energy, Ltd.................................... 62,108  73,607
*   Equital, Ltd.....................................................  2,435  70,568
*   First International Bank Of Israel, Ltd..........................  2,702  74,179
    FMS Enterprises Migun, Ltd.......................................    266   9,850
    Formula Systems 1985, Ltd........................................  1,241  82,681
    Fox Wizel, Ltd...................................................  1,280  49,532
    Gilat Satellite Networks, Ltd....................................  4,321  35,055
    Hadera Paper, Ltd................................................    335  16,111
*   Hamlet Israel-Canada, Ltd........................................    463   9,031
    Harel Insurance Investments & Financial Services, Ltd............ 12,315  98,488
    Hilan, Ltd.......................................................  1,842  81,461
    IDI Insurance Co., Ltd...........................................    657  23,478
    IES Holdings, Ltd................................................    230  16,713
*   Industrial Buildings Corp., Ltd.................................. 20,310  45,071
    Inrom Construction Industries, Ltd...............................  8,372  31,483
*   Intercure, Ltd...................................................  4,205   5,641
    Israel Canada T.R, Ltd...........................................  8,057  15,076
    Israel Land Development - Urban Renewal, Ltd.....................  1,020  10,617
    Isras Investment Co., Ltd........................................    192  42,114
    Issta Lines, Ltd.................................................    538  10,572
*   Kamada, Ltd......................................................  3,545  18,541
    Kenon Holdings, Ltd..............................................  1,743  38,170
    Kerur Holdings, Ltd..............................................    747  20,561
    Magic Software Enterprises, Ltd..................................  2,800  26,511
    Malam - Team, Ltd................................................     65  10,973
    Matrix IT, Ltd...................................................  3,427  62,986
    Maytronics, Ltd..................................................  5,889  51,663

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ISRAEL -- (Continued)
    Mediterranean Towers, Ltd........................................  10,111 $   28,928
#   Mega Or Holdings, Ltd............................................   2,038     48,444
*   Mehadrin, Ltd....................................................      58      2,241
    Meitav Dash Investments, Ltd.....................................   2,665     10,821
    Menora Mivtachim Holdings, Ltd...................................   3,053     48,966
    Migdal Insurance & Financial Holding, Ltd........................  44,849     46,553
    Mivtach Shamir Holdings, Ltd.....................................     615     12,029
    Municipal Bank, Ltd..............................................      56     12,032
    Naphtha Israel Petroleum Corp., Ltd..............................   4,099     22,970
*   Nawi Brothers, Ltd...............................................   3,445     21,911
    Neto ME Holdings, Ltd............................................     211     17,985
*   Nova Measuring Instruments, Ltd..................................   2,529     84,901
    Oil Refineries, Ltd.............................................. 107,314     55,098
    One Software Technologies, Ltd...................................     535     37,637
    OPC Energy, Ltd..................................................   2,662     21,492
*   Partner Communications Co., Ltd..................................  10,429     47,010
    Paz Oil Co., Ltd.................................................   1,048    160,697
*   Perion Network, Ltd..............................................   2,088     11,170
    Phoenix Holdings, Ltd. (The).....................................  10,796     65,854
    Plasson Industries, Ltd..........................................     283     13,199
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............     700     39,130
*   Redhill Biopharma, Ltd...........................................  26,767     18,046
    Scope Metals Group, Ltd..........................................     872     21,192
    Shapir Engineering and Industry, Ltd.............................   9,594     47,558
    Shikun & Binui, Ltd..............................................  22,660     89,923
    Summit Real Estate Holdings, Ltd.................................   4,648     59,415
    YH Dimri Construction & Development, Ltd.........................     721     19,627
                                                                              ----------
TOTAL ISRAEL.........................................................          3,061,322
                                                                              ----------
ITALY -- (4.2%)
    A2A SpA.......................................................... 171,654    344,591
    ACEA SpA.........................................................   7,126    141,821
#*  Aeffe SpA........................................................   3,833      6,548
    Amplifon SpA.....................................................  12,168    306,005
    Anima Holding SpA................................................  31,306    135,902
#   Aquafil SpA......................................................   1,320     10,311
*   Arnoldo Mondadori Editore SpA....................................  28,311     63,191
    Ascopiave SpA....................................................  10,073     41,892
    Autogrill SpA....................................................  16,142    159,592
    Avio SpA.........................................................   1,784     24,366
    Azimut Holding SpA...............................................  13,811    284,004
*   Banca Carige SpA.................................................  13,880          9
    Banca Farmafactoring SpA.........................................  13,300     80,598
    Banca Generali SpA...............................................   6,768    220,951
    Banca IFIS SpA...................................................   2,374     40,276
    Banca Mediolanum SpA.............................................   2,042     17,510
    Banca Popolare di Sondrio SCPA...................................  59,679    119,352
    Banca Profilo SpA................................................  12,870      2,283
    Banca Sistema SpA................................................   3,568      6,415
*   Banco BPM SpA.................................................... 205,939    468,791
    Banco di Desio e della Brianza SpA...............................   5,000     11,328
    BasicNet SpA.....................................................   1,940     10,422
    BE...............................................................   9,147     11,062
#*  BF SpA...........................................................   7,534     26,983
    Biesse SpA.......................................................   1,304     16,333
    BPER Banca.......................................................  55,703    249,203
    Brunello Cucinelli SpA...........................................   3,394    106,381
    Buzzi Unicem SpA.................................................  10,037    242,179
    Cairo Communication SpA..........................................  12,430     31,973

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
ITALY -- (Continued)
    Carel Industries SpA.............................................     679 $ 10,902
#   Carraro SpA......................................................   2,536    5,276
    Cementir Holding NV..............................................   6,965   46,849
    Cerved Group SpA.................................................  22,191  215,974
    CIR-Compagnie Industriali Riunite SpA............................  63,037   64,940
    Credito Emiliano SpA.............................................  11,213   64,852
*   Credito Valtellinese SpA......................................... 912,608   62,164
    Danieli & C Officine Meccaniche SpA..............................   1,716   29,651
    Datalogic SpA....................................................   2,311   35,777
    De' Longhi SpA...................................................   7,541  138,904
    DeA Capital SpA..................................................  11,197   17,075
    DiaSorin SpA.....................................................   1,390  156,724
    doValue SpA......................................................   2,360   27,912
    El.En. SpA.......................................................   1,340   38,013
    Emak SpA.........................................................   6,798    6,436
    Enav SpA.........................................................  25,524  148,639
    ERG SpA..........................................................   6,580  139,277
    Esprinet SpA.....................................................   5,827   24,207
#*  Eurotech SpA.....................................................   5,018   49,195
    Falck Renewables SpA.............................................  24,106  107,445
    Fiera Milano SpA.................................................   4,851   23,720
    Fila SpA.........................................................     939   16,132
#*  Fincantieri SpA..................................................  58,307   61,528
#   FinecoBank Banca Fineco SpA......................................   2,280   25,703
    FNM SpA..........................................................  21,790   14,306
#   Freni Brembo SpA.................................................  18,041  191,945
    Gamenet Group SpA................................................   1,494   20,987
*   GEDI Gruppo Editoriale SpA.......................................   7,849    2,466
    Geox SpA.........................................................   8,460   11,793
    Gruppo MutuiOnline SpA...........................................   3,477   69,039
*   Guala Closures SpA...............................................   1,688   12,239
    Hera SpA......................................................... 102,323  438,319
    Illimity Bank SpA................................................   5,830   56,723
#   IMA Industria Macchine Automatiche SpA...........................   1,976  134,543
*   IMMSI SpA........................................................  26,564   16,778
    Infrastrutture Wireless Italiane SpA.............................   6,727   69,042
*   Intek Group SpA..................................................  17,854    5,773
    Interpump Group SpA..............................................   7,810  214,098
    Iren SpA.........................................................  69,654  216,238
    Italgas SpA......................................................  59,473  382,869
    Italmobiliare SpA................................................   1,450   38,789
    IVS Group SA.....................................................   1,842   19,983
#*  Juventus Football Club SpA.......................................  44,278   69,431
    La Doria SpA.....................................................   1,865   18,383
    Leonardo SpA.....................................................  15,862  184,279
    LU-VE SpA........................................................     796    9,144
#   Maire Tecnimont SpA..............................................  20,289   53,163
    MARR SpA.........................................................   4,048   85,071
    Massimo Zanetti Beverage Group SpA...............................   1,475    9,440
#*  Mediaset SpA.....................................................  41,897  125,304
    Openjobmetis SpA agenzia per il lavoro...........................     845    7,021
#*  OVS SpA..........................................................  28,516   56,902
    Piaggio & C SpA..................................................  30,934   97,351
    Pirelli & C SpA..................................................  15,045   86,973
#   Prima Industrie SpA..............................................     444    6,554
    Prysmian SpA.....................................................  21,679  501,485
    RAI Way SpA......................................................  10,541   65,010
#   Reno de Medici SpA...............................................  26,327   21,901
    Reply SpA........................................................   2,269  147,862

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
ITALY -- (Continued)
#   Retelit SpA......................................................  23,036 $    43,076
#   Rizzoli Corriere Della Sera Mediagroup SpA.......................  22,611      23,226
    Sabaf SpA........................................................   1,277      17,086
    SAES Getters SpA.................................................     858      24,207
*   Safilo Group SpA.................................................   2,996       3,195
#*  Saipem SpA.......................................................  76,461     347,060
#*  Salini Impregilo SpA.............................................  21,276      43,318
    Salvatore Ferragamo SpA..........................................   5,030      94,076
    Saras SpA........................................................  73,078     140,340
    Sesa SpA.........................................................     768      34,183
    Societa Cattolica di Assicurazioni SC............................  23,798     207,595
    Societa Iniziative Autostradali e Servizi SpA....................   5,483      94,817
#*  Sogefi SpA.......................................................   3,015       4,718
    SOL SpA..........................................................   3,646      42,689
    Tamburi Investment Partners SpA..................................  15,032     107,530
    Technogym SpA....................................................  11,973     132,095
*   Tinexta S.p.A....................................................   3,403      50,067
#   Tod's SpA........................................................   1,112      52,700
    Unieuro SpA......................................................     837      12,123
#   Unione di Banche Italiane SpA.................................... 127,388     388,058
    Unipol Gruppo SpA................................................  71,733     400,346
#   UnipolSai Assicurazioni SpA......................................  31,206      87,095
    Zignago Vetro SpA................................................   4,262      48,525
                                                                              -----------
TOTAL ITALY..........................................................          10,556,896
                                                                              -----------
JAPAN -- (23.2%)
    77 Bank, Ltd. (The)..............................................   7,300     115,005
    A&D Co., Ltd.....................................................   3,000      23,183
    Abist Co., Ltd...................................................     500      12,278
    Access Co., Ltd..................................................   4,800      45,124
    Achilles Corp....................................................   2,500      40,616
    Adastria Co., Ltd................................................   3,140      77,228
    ADEKA Corp.......................................................   9,600     137,386
    Ad-sol Nissin Corp...............................................   1,200      26,650
    Advan Co., Ltd...................................................   4,100      46,230
#   Advance Create Co., Ltd..........................................     700      12,496
    Adventure, Inc...................................................     300       7,673
    Aeon Delight Co., Ltd............................................   2,200      76,616
    Aeon Fantasy Co., Ltd............................................     800      21,784
    Aeon Hokkaido Corp...............................................   1,400      10,266
#   Aeria, Inc.......................................................   2,100      19,671
    Agro-Kanesho Co., Ltd............................................   1,600      22,049
    Ahresty Corp.....................................................   2,700      13,712
    Ai Holdings Corp.................................................   3,200      57,996
    Aica Kogyo Co., Ltd..............................................     600      19,055
    Aichi Bank, Ltd. (The)...........................................   1,600      56,200
    Aichi Corp.......................................................   5,600      35,778
    Aichi Steel Corp.................................................   1,500      48,818
    Aichi Tokei Denki Co., Ltd.......................................     300      11,368
    Aida Engineering, Ltd............................................   5,500      46,816
*   Aiful Corp.......................................................  38,800      90,340
    Ain Holdings, Inc................................................   1,100      62,941
    Aiphone Co., Ltd.................................................   1,100      18,989
    Airport Facilities Co., Ltd......................................   3,500      17,987
    Aisan Industry Co., Ltd..........................................   4,170      34,477
#   Aizawa Securities Co., Ltd.......................................   5,200      35,724
    Ajis Co., Ltd....................................................     800      22,234
#   Akatsuki, Inc....................................................     500      27,864
*   Akebono Brake Industry Co., Ltd..................................  14,000      26,721

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Akita Bank, Ltd. (The)........................................... 2,400  $ 48,969
#*  ALBERT, Inc......................................................   300    24,776
    Albis Co., Ltd...................................................   800    16,635
#   Alconix Corp..................................................... 2,600    32,853
    Alinco, Inc...................................................... 2,200    24,801
#   Alleanza Holdings Co., Ltd.......................................   700     5,287
    Alpen Co., Ltd................................................... 2,000    31,794
    Alpha Corp.......................................................   500     6,025
    Alpha Systems, Inc............................................... 1,300    33,631
    Alps Logistics Co., Ltd.......................................... 2,000    13,885
    Altech Corp...................................................... 2,310    34,584
    Amano Corp....................................................... 3,900   115,310
    Amiyaki Tei Co., Ltd.............................................   300     9,524
    Anest Iwata Corp................................................. 3,000    28,520
    Anicom Holdings, Inc.............................................   300    11,029
    AOI Electronics Co., Ltd.........................................   500    10,957
    AOI TYO Holdings, Inc............................................ 2,900    17,255
    AOKI Holdings, Inc............................................... 5,300    53,922
#   Aomori Bank, Ltd. (The).......................................... 2,600    69,538
    Aoyama Trading Co., Ltd.......................................... 5,900   103,808
#   Aoyama Zaisan Networks Co., Ltd.................................. 1,600    24,084
#   Apaman Co., Ltd.................................................. 1,800    15,082
    Arakawa Chemical Industries, Ltd................................. 1,800    26,370
    Arata Corp....................................................... 1,300    48,736
    Arcland Sakamoto Co., Ltd........................................ 3,500    41,287
    Arcland Service Holdings Co., Ltd................................ 2,000    35,540
    Arcs Co., Ltd.................................................... 4,200    84,281
    Arealink Co., Ltd................................................ 1,000    10,798
    Argo Graphics, Inc............................................... 2,200    60,807
    Arisawa Manufacturing Co., Ltd................................... 5,100    50,884
    Artnature, Inc................................................... 1,000     6,643
    As One Corp...................................................... 1,090    91,144
    Asahi Co., Ltd................................................... 2,700    29,945
    Asahi Diamond Industrial Co., Ltd................................ 9,000    55,991
    Asahi Holdings, Inc.............................................. 3,700    86,137
    Asahi Kogyosha Co., Ltd..........................................   600    18,167
    Asahi Printing Co., Ltd.......................................... 1,100    10,683
    Asahi Yukizai Corp............................................... 2,300    32,450
    Asante, Inc...................................................... 1,200    23,178
    Asanuma Corp.....................................................   800    30,097
    Ashimori Industry Co., Ltd.......................................   300     4,136
    Asia Pile Holdings Corp.......................................... 4,100    22,166
    ASKA Pharmaceutical Co., Ltd..................................... 3,300    38,831
    ASKUL Corp....................................................... 1,100    30,216
    Asukanet Co., Ltd................................................   600     7,729
    Ateam, Inc....................................................... 1,400    13,672
#   Atom Corp........................................................ 9,000    83,051
*   Atrae, Inc.......................................................   900    26,513
    Atsugi Co., Ltd.................................................. 4,000    30,337
    Aucnet, Inc......................................................   900    12,361
    Autobacs Seven Co., Ltd.......................................... 7,200   118,858
    Avex, Inc........................................................ 4,300    52,313
    Awa Bank, Ltd. (The)............................................. 4,600   109,547
    Axial Retailing, Inc............................................. 1,800    69,587
    Bando Chemical Industries, Ltd................................... 5,100    43,288
    Bank of Iwate, Ltd. (The)........................................ 2,000    52,129
    Bank of Nagoya, Ltd. (The)....................................... 1,400    41,337
    Bank of Okinawa, Ltd. (The)...................................... 2,460    84,002
    Bank of Saga, Ltd. (The)......................................... 2,500    37,158

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Bank of the Ryukyus, Ltd.........................................  3,600 $ 39,161
    Baroque Japan, Ltd...............................................  1,700   14,679
    BayCurrent Consulting, Inc.......................................  1,600   80,665
    Belc Co., Ltd....................................................  1,000   48,097
    Bell System24 Holdings, Inc......................................  2,400   39,201
    Belluna Co., Ltd.................................................  6,900   45,109
*   Bengo4.com, Inc..................................................    400   18,520
    Bic Camera, Inc..................................................  4,400   48,040
    Biofermin Pharmaceutical Co., Ltd................................    400    8,335
    BML, Inc.........................................................  2,000   58,668
#   Bookoff Group Holdings, Ltd......................................  1,000   10,779
    BP Castrol K.K...................................................  1,300   17,997
    Br Holdings Corp.................................................  1,200    5,516
#*  BrainPad, Inc....................................................    500   26,257
    Broadleaf Co., Ltd...............................................  8,900   50,003
    BRONCO BILLY Co., Ltd............................................  1,100   27,507
    Bunka Shutter Co., Ltd...........................................  6,984   60,621
    C Uyemura & Co., Ltd.............................................    800   49,519
    CAC Holdings Corp................................................  1,700   21,694
    Can Do Co., Ltd..................................................  1,000   14,781
    Canon Electronics, Inc...........................................  2,600   48,677
    Career Design Center Co., Ltd....................................    500    6,590
*   CareerIndex, Inc.................................................    800    3,408
    Carlit Holdings Co., Ltd.........................................  2,600   15,071
    Cawachi, Ltd.....................................................  1,800   36,720
    Central Automotive Products, Ltd.................................  1,600   31,313
    Central Glass Co., Ltd...........................................  3,400   81,952
#   Central Security Patrols Co., Ltd................................  1,000   58,618
    Central Sports Co., Ltd..........................................    900   27,190
    Chiba Kogyo Bank, Ltd. (The).....................................  7,400   21,626
#   Chilled & Frozen Logistics Holdings Co., Ltd., Class H...........  1,100   14,428
    CHIMNEY Co., Ltd.................................................    400    8,941
    Chiyoda Co., Ltd.................................................  2,100   31,120
    Chiyoda Integre Co., Ltd.........................................  1,900   42,588
    Chofu Seisakusho Co., Ltd........................................  2,300   53,243
    Chori Co., Ltd...................................................  1,400   24,522
    Chubu Shiryo Co., Ltd............................................  3,200   37,346
    Chudenko Corp....................................................  3,900   89,908
    Chuetsu Pulp & Paper Co., Ltd....................................    800   12,277
    Chugai Ro Co., Ltd...............................................    700   10,843
    Chugoku Bank, Ltd. (The).........................................  9,200   89,901
    Chugoku Marine Paints, Ltd.......................................  7,800   75,413
    Chukyo Bank, Ltd. (The)..........................................  1,800   36,500
    Chuo Spring Co., Ltd.............................................    500   13,521
    CI Takiron Corp..................................................  8,000   48,186
    Citizen Watch Co., Ltd........................................... 38,200  203,092
#   CKD Corp.........................................................  7,500  105,293
    Cleanup Corp.....................................................  2,000   10,709
    CMIC Holdings Co., Ltd...........................................  1,500   25,129
    CMK Corp.........................................................  6,400   38,773
    cocokara fine, Inc...............................................  1,779   98,092
#   Coco's Japan Co., Ltd............................................    600    7,499
#   Colowide Co., Ltd................................................  6,000  116,343
    Computer Engineering & Consulting, Ltd...........................  2,100   38,131
    Computer Institute of Japan, Ltd.................................  1,900   16,226
    Comture Corp.....................................................  1,800   34,214
    CONEXIO Corp.....................................................  2,400   33,190
    Core Corp........................................................    800   10,541
    Corona Corp......................................................  2,600   27,868

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
#   Cosel Co., Ltd...................................................  2,500 $ 27,435
    Cosmo Energy Holdings Co., Ltd...................................  6,900  147,552
    Cota Co., Ltd....................................................  1,331   16,454
    Create Restaurants Holdings, Inc.................................  4,500   77,275
    Create SD Holdings Co., Ltd......................................  2,400   59,463
    Creek & River Co., Ltd...........................................  1,700   17,953
    Cresco, Ltd......................................................    500   15,904
    CTI Engineering Co., Ltd.........................................  1,400   23,569
    CTS Co., Ltd.....................................................  3,200   23,205
    Cybernet Systems Co., Ltd........................................  1,700   11,110
    Cybozu, Inc......................................................  2,000   20,498
    Dai Nippon Toryo Co., Ltd........................................  2,200   22,287
    Daibiru Corp.....................................................  5,700   63,288
    Dai-Dan Co., Ltd.................................................  1,500   34,748
    Daido Kogyo Co., Ltd.............................................    900    7,298
    Daido Metal Co., Ltd.............................................  5,500   34,889
    Daido Steel Co., Ltd.............................................  2,900  126,550
    Daihatsu Diesel Manufacturing Co., Ltd...........................  2,400   13,644
    Daihen Corp......................................................  2,200   68,948
    Daiho Corp.......................................................  2,400   67,806
    Daiichi Jitsugyo Co., Ltd........................................  1,000   32,279
    Daiichi Kensetsu Corp............................................  1,100   17,468
#   Daiichi Kigenso Kagaku-Kogyo Co., Ltd............................  2,500   19,548
#   Dai-ichi Seiko Co., Ltd..........................................  1,400   34,725
    Daiken Corp......................................................  1,400   25,213
    Daiken Medical Co., Ltd..........................................  2,800   13,760
    Daiki Aluminium Industry Co., Ltd................................  3,000   20,040
    Daikoku Denki Co., Ltd...........................................    900   12,748
    Daikokutenbussan Co., Ltd........................................    800   24,959
    Daikyonishikawa Corp.............................................  4,200   32,267
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd...........  1,600   48,150
    Daio Paper Corp..................................................  6,400   85,310
    Daiseki Co., Ltd.................................................  3,730  108,353
    Daishi Hokuetsu Financial Group, Inc.............................  4,500  114,039
    Daito Bank, Ltd. (The)...........................................  1,000    5,513
    Daito Pharmaceutical Co., Ltd....................................  1,450   43,663
    Daitron Co., Ltd.................................................    800   10,827
    Daiwa Industries, Ltd............................................  4,300   48,238
    Daiwabo Holdings Co., Ltd........................................  2,100   91,762
    DCM Holdings Co., Ltd............................................  9,900   98,002
    DD Holdings Co., Ltd.............................................    600    8,886
#   Dear Life Co., Ltd...............................................  5,600   26,736
    Denki Kogyo Co., Ltd.............................................  1,600   49,176
    Densan System Co., Ltd...........................................    600   16,383
    Denyo Co., Ltd...................................................  2,000   35,088
    Descente, Ltd....................................................  3,300   42,299
    Dexerials Corp...................................................  8,900   78,564
    Digital Arts, Inc................................................  1,000   58,718
    Digital Garage, Inc..............................................  2,700   88,384
    Digital Hearts Holdings Co., Ltd.................................  1,200    9,929
    Digital Information Technologies Corp............................    800   12,186
    Dip Corp.........................................................  4,000  108,577
    DKK-Toa Corp.....................................................  1,400   10,850
    DKS Co., Ltd.....................................................  1,200   38,952
    DMG Mori Co., Ltd................................................ 10,400  168,378
    Doshisha Co., Ltd................................................  2,900   45,957
    Doutor Nichires Holdings Co., Ltd................................  3,112   62,316
    Dowa Holdings Co., Ltd...........................................  2,700   93,215
    DTS Corp.........................................................  3,800   80,478

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Duskin Co., Ltd..................................................  4,100 $108,944
    DyDo Group Holdings, Inc.........................................  1,400   58,363
    Eagle Industry Co., Ltd..........................................  3,000   30,128
    Earth Corp.......................................................  1,200   63,338
    Ebara Foods Industry, Inc........................................    800   16,033
    Ebara Jitsugyo Co., Ltd..........................................    900   17,945
#   Eco's Co., Ltd...................................................    800   12,170
#   EDION Corp.......................................................  9,900   98,388
    EF-ON, Inc.......................................................  1,080    7,268
    eGuarantee, Inc..................................................  3,200   44,858
#*  E-Guardian, Inc..................................................  1,100   17,459
    Ehime Bank, Ltd. (The)...........................................  3,800   40,167
    Eidai Co., Ltd...................................................  3,000    9,762
    Eiken Chemical Co., Ltd..........................................  3,000   48,412
    Eizo Corp........................................................  2,000   74,383
    Elan Corp........................................................  2,200   34,884
    Elecom Co., Ltd..................................................  1,400   54,364
    Elematec Corp....................................................  1,800   17,315
    EM Systems Co., Ltd..............................................  2,000   37,855
    Endo Lighting Corp...............................................  1,700   10,713
*   Enigmo, Inc......................................................  2,600   22,903
    en-japan, Inc....................................................  2,200   93,117
    Enplas Corp......................................................  1,300   41,712
    EPS Holdings, Inc................................................  4,300   52,433
    eRex Co., Ltd....................................................  3,900   53,067
    ES-Con Japan, Ltd................................................  3,600   29,282
#   Escrow Agent Japan, Inc..........................................  3,500    7,412
    Eslead Corp......................................................  1,000   18,751
    ESPEC Corp.......................................................  2,000   36,112
    Excel Co., Ltd...................................................  1,200   13,881
    Exedy Corp.......................................................  4,200   98,930
    F@N Communications, Inc..........................................  6,200   29,936
    FALCO HOLDINGS Co., Ltd..........................................  1,400   21,866
    FCC Co., Ltd.....................................................  3,800   78,623
*   FDK Corp.........................................................  1,100    8,037
    Feed One Co., Ltd................................................ 19,600   30,690
    Ferrotec Holdings Corp...........................................  5,400   53,557
*   FFRI, Inc........................................................    400   10,427
    FIDEA Holdings Co., Ltd.......................................... 30,500   36,812
    Fields Corp......................................................  3,000   15,034
#   Financial Products Group Co., Ltd................................  4,700   47,635
    FINDEX, Inc......................................................    700    6,552
    First Bank of Toyama, Ltd. (The).................................  4,700   14,513
    First Juken Co., Ltd.............................................    900   11,135
#   Fixstars Corp....................................................  3,000   44,955
#   FJ Next Co., Ltd.................................................  1,300   13,508
    Focus Systems Corp...............................................  1,700   13,952
    Foster Electric Co., Ltd.........................................  3,400   60,786
    France Bed Holdings Co., Ltd.....................................  3,800   35,570
#   Freebit Co., Ltd.................................................  2,000   16,041
#   Freund Corp......................................................  1,700   11,808
#   Fronteo, Inc.....................................................  1,100    3,225
    F-Tech, Inc......................................................  1,600   11,345
    FTGroup Co., Ltd.................................................  1,100   14,491
    Fudo Tetra Corp..................................................  1,930   27,037
    Fuji Co., Ltd....................................................  2,600   46,781
    Fuji Corp........................................................  7,400  122,879
    Fuji Corp........................................................    800   16,321
    Fuji Corp., Ltd..................................................  3,000   19,850

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Fuji Kosan Co., Ltd..............................................    600 $  3,858
    Fuji Kyuko Co., Ltd..............................................    900   35,957
    Fuji Oil Co., Ltd................................................  8,300   19,666
    Fuji Pharma Co., Ltd.............................................  2,000   26,400
    Fuji Seal International, Inc.....................................  4,400  109,295
    Fuji Soft, Inc...................................................    800   34,849
    Fujibo Holdings, Inc.............................................  1,500   47,122
    Fujicco Co., Ltd.................................................  2,200   40,067
    Fujikura Composites, Inc.........................................  1,100    4,520
    Fujikura Kasei Co., Ltd..........................................  4,200   21,867
    Fujikura, Ltd.................................................... 29,700  137,810
    Fujimori Kogyo Co., Ltd..........................................  2,200   77,783
    Fujio Food System Co., Ltd.......................................    900   25,758
    Fujita Kanko, Inc................................................    800   21,365
    Fujitec Co., Ltd.................................................  7,300  106,196
    Fujitsu Frontech, Ltd............................................  1,400   12,394
    Fujitsu General, Ltd.............................................  6,000  108,305
    Fujiya Co., Ltd..................................................  1,100   21,336
    Fukuda Corp......................................................  1,000   43,179
    Fukuda Denshi Co., Ltd...........................................    500   32,282
    Fukui Bank, Ltd. (The)...........................................  2,600   36,955
    Fukui Computer Holdings, Inc.....................................    900   24,058
    Fukushima Bank, Ltd. (The).......................................  4,200    8,701
    Fukushima Industries Corp........................................  1,200   37,648
    Fukuyama Transporting Co., Ltd...................................  2,100   75,326
    FULLCAST Holdings Co., Ltd.......................................  2,000   41,648
*   Funai Electric Co., Ltd..........................................  1,900   10,474
    Funai Soken Holdings, Inc........................................  3,060   73,727
    Furukawa Battery Co., Ltd. (The).................................  2,400   14,844
    Furukawa Co., Ltd................................................  3,300   47,273
    Furukawa Electric Co., Ltd.......................................  5,900  164,913
    Furuno Electric Co., Ltd.........................................  3,500   36,177
    Furusato Industries, Ltd.........................................  1,000   15,221
#   Furuya Metal Co., Ltd............................................    400   18,057
    Furyu Corp.......................................................    300    2,706
    Fuso Chemical Co., Ltd...........................................  2,000   51,620
    Fuso Pharmaceutical Industries, Ltd..............................  1,100   22,370
    Futaba Corp......................................................  4,200   54,022
    Futaba Industrial Co., Ltd.......................................  8,700   61,511
    Future Corp......................................................  1,900   31,013
    Fuyo General Lease Co., Ltd......................................  2,100  136,875
    G-7 Holdings, Inc................................................    500   17,542
    Gakken Holdings Co., Ltd.........................................    300   16,452
#   Gakkyusha Co., Ltd...............................................  1,000   11,819
    GCA Corp.........................................................  2,900   23,190
    Gecoss Corp......................................................  2,000   17,450
    Genki Sushi Co., Ltd.............................................    800   20,530
    Genky DrugStores Co., Ltd........................................  1,000   22,381
    Geo Holdings Corp................................................  3,800   47,356
    Geostr Corp......................................................  1,300    4,998
    Giken, Ltd.......................................................  1,300   48,302
    GL Sciences, Inc.................................................    600    8,213
    GLOBERIDE, Inc...................................................  1,000   25,519
    Glory, Ltd.......................................................  4,500  132,491
#   GMO Cloud K.K....................................................    700   17,443
    GMO Financial Holdings, Inc......................................  4,400   24,245
    GMO internet, Inc................................................  5,600   94,107
    Godo Steel, Ltd..................................................  1,600   34,578
    Goldcrest Co., Ltd...............................................  2,590   53,501

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Golf Digest Online, Inc..........................................  1,000 $  6,490
    Grace Technology, Inc............................................  1,200   33,916
    Gree, Inc........................................................ 10,400   49,379
    GS Yuasa Corp....................................................  6,700  122,143
    G-Tekt Corp......................................................  3,300   56,893
    Gun-Ei Chemical Industry Co., Ltd................................    700   16,347
    Gunma Bank, Ltd. (The)........................................... 26,800   90,186
#*  Gunosy, Inc......................................................  1,100   18,044
    Gunze, Ltd.......................................................  1,900   82,672
    Gurunavi, Inc....................................................  2,500   21,971
    H2O Retailing Corp............................................... 11,700  132,696
    HABA Laboratories, Inc...........................................    400   28,893
#   Hachijuni Bank, Ltd. (The).......................................  3,500   15,056
#   Hagihara Industries, Inc.........................................  1,400   21,035
    Hagiwara Electric Holdings Co., Ltd..............................  1,000   26,780
    Hakudo Co., Ltd..................................................    800   10,167
    Hakuto Co., Ltd..................................................  1,400   16,728
    Halows Co., Ltd..................................................  1,100   26,967
    Hamakyorex Co., Ltd..............................................  2,200   75,065
#   Handsman Co., Ltd................................................    800    9,192
    Hanwa Co., Ltd...................................................  4,500  131,101
    Happinet Corp....................................................  1,800   22,710
    Harima Chemicals Group, Inc......................................  2,500   27,874
    Hazama Ando Corp................................................. 19,410  150,391
    Heiwa Corp.......................................................  2,200   45,282
    Heiwa Real Estate Co., Ltd.......................................  3,600   86,828
    Heiwado Co., Ltd.................................................  3,600   66,694
    Helios Techno Holdings Co., Ltd..................................  2,400   13,666
    Hibiya Engineering, Ltd..........................................  2,400   43,327
    Hiday Hidaka Corp................................................  2,792   54,595
#   HI-LEX Corp......................................................  3,300   51,594
    Hinokiya Group Co., Ltd..........................................    400    7,678
    Hioki EE Corp....................................................  1,100   38,518
    Hirakawa Hewtech Corp............................................  1,200   13,137
    Hiramatsu, Inc...................................................  2,300    6,759
    Hirano Tecseed Co., Ltd..........................................  1,700   24,592
    Hirata Corp......................................................    700   49,109
    Hiroshima Bank, Ltd. (The)....................................... 27,300  139,158
    Hiroshima Gas Co., Ltd...........................................  6,100   20,419
#   HIS Co., Ltd.....................................................  3,000   77,852
    Hisaka Works, Ltd................................................  4,200   36,253
    Hitachi Zosen Corp............................................... 16,500   55,755
    Hito Communications Holdings, Inc................................  1,000   15,340
    Hochiki Corp.....................................................  1,700   23,743
    Hodogaya Chemical Co., Ltd.......................................    800   30,131
    Hogy Medical Co., Ltd............................................  2,200   73,414
    Hokkaido Coca-Cola Bottling Co., Ltd.............................    600   21,375
    Hokkaido Electric Power Co., Inc................................. 18,600   97,624
    Hokkaido Gas Co., Ltd............................................  1,600   24,032
    Hokkan Holdings, Ltd.............................................  1,200   19,349
    Hokko Chemical Industry Co., Ltd.................................  3,300   18,254
    Hokkoku Bank, Ltd. (The).........................................  3,000   84,314
    Hokuetsu Corp.................................................... 18,400   93,707
    Hokuetsu Industries Co., Ltd.....................................  2,800   32,936
    Hokuhoku Financial Group, Inc.................................... 13,900  135,968
    Hokuriku Electric Industry Co., Ltd..............................    400    4,289
*   Hokuriku Electric Power Co....................................... 17,400  124,014
    Hokuriku Electrical Construction Co., Ltd........................  1,500   13,650
    Hokuto Corp......................................................  2,800   50,380

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Honda Tsushin Kogyo Co., Ltd.....................................  1,400 $  6,789
    H-One Co., Ltd...................................................  4,000   27,019
    Honeys Holdings Co., Ltd.........................................  2,670   33,614
#   Hoosiers Holdings................................................  5,300   33,045
    Hosiden Corp.....................................................  7,500   78,788
    Hosokawa Micron Corp.............................................  1,000   36,360
*   Hotland Co., Ltd.................................................  1,300   14,487
#   House Do Co., Ltd................................................    600   10,166
    Howa Machinery, Ltd..............................................  2,200   15,108
    Hyakugo Bank, Ltd. (The)......................................... 23,900   76,930
    Hyakujushi Bank, Ltd. (The)......................................  2,900   60,267
    Ibiden Co., Ltd..................................................    500   11,545
    IBJ, Inc.........................................................  1,100    9,996
    Ichibanya Co., Ltd...............................................  1,400   65,456
    Ichigo, Inc...................................................... 24,600   97,979
    Ichiken Co., Ltd.................................................    700   11,120
    Ichikoh Industries, Ltd..........................................  4,000   31,815
    Ichimasa Kamaboko Co., Ltd.......................................  1,100   10,983
    Ichinen Holdings Co., Ltd........................................  3,100   37,598
    Ichiyoshi Securities Co., Ltd....................................  7,100   45,831
    Icom, Inc........................................................  1,500   33,950
    ID Holdings Corp.................................................  1,300   16,197
    Idec Corp........................................................  3,300   67,032
    IDOM, Inc........................................................  8,500   35,942
    Ihara Science Corp...............................................  1,200   16,291
    Iino Kaiun Kaisha, Ltd........................................... 10,400   34,923
    IJTT Co., Ltd....................................................  2,100   10,421
    Imagica Group, Inc...............................................    900    4,697
    Imasen Electric Industrial.......................................  3,201   27,703
    Imuraya Group Co., Ltd...........................................  1,600   30,361
    Inaba Denki Sangyo Co., Ltd......................................  2,300  105,659
    Inaba Seisakusho Co., Ltd........................................  1,700   23,000
    Inabata & Co., Ltd...............................................  6,700   87,716
    Inageya Co., Ltd.................................................  2,100   28,156
    Ines Corp........................................................  3,600   40,503
    I-Net Corp.......................................................  1,600   20,589
    Infocom Corp.....................................................  3,200   66,760
    Infomart Corp....................................................  8,000  120,445
    Information Services International-Dentsu, Ltd...................  1,100   38,194
    Innotech Corp....................................................  2,400   20,971
    Insource Co., Ltd................................................  1,250   33,402
    Intage Holdings, Inc.............................................  3,800   33,851
#   Inter Action Corp................................................  1,600   32,605
    Internet Initiative Japan, Inc...................................  3,100   73,507
#   Inui Global Logistics Co., Ltd...................................  2,525   27,299
    IR Japan Holdings, Ltd...........................................    800   26,374
    Iriso Electronics Co., Ltd.......................................  1,800   88,996
#   I'rom Group Co., Ltd.............................................    900   12,848
    Iseki & Co., Ltd.................................................  2,200   33,460
    Ishihara Chemical Co., Ltd.......................................    700   11,328
    Ishihara Sangyo Kaisha, Ltd......................................  4,400   45,425
*   Istyle, Inc......................................................  4,200   28,838
    Itfor, Inc.......................................................  3,600   29,452
    Itochu Enex Co., Ltd.............................................  5,500   45,958
    Itochu-Shokuhin Co., Ltd.........................................    900   43,443
    Itoham Yonekyu Holdings, Inc..................................... 11,500   74,124
    Itoki Corp.......................................................  4,500   20,608
#*  Itokuro, Inc.....................................................    600    9,867
    IwaiCosmo Holdings, Inc..........................................  2,900   31,404

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Iwaki Co., Ltd...................................................  1,300 $ 12,496
    Iwasaki Electric Co., Ltd........................................    400    5,210
    Iwatani Corp.....................................................  4,000  138,707
    Iwatsu Electric Co., Ltd.........................................    300    2,239
    Iwatsuka Confectionery Co., Ltd..................................    500   17,887
    Iyo Bank, Ltd. (The)............................................. 19,300  101,976
#   J Trust Co., Ltd................................................. 11,300   40,603
    JAC Recruitment Co., Ltd.........................................  1,600   30,175
    Jaccs Co., Ltd...................................................  3,200   72,227
    Jafco Co., Ltd...................................................  3,300  123,954
    Jalux, Inc.......................................................    800   18,599
    Jamco Corp.......................................................  1,500   20,391
    Janome Sewing Machine Co., Ltd...................................  2,299    8,784
*   Japan Asset Marketing Co., Ltd................................... 22,400   16,977
    Japan Aviation Electronics Industry, Ltd.........................  5,000   93,144
    Japan Best Rescue System Co., Ltd................................  1,200   12,289
    Japan Cash Machine Co., Ltd......................................  2,100   18,776
#*  Japan Display, Inc............................................... 65,700   38,386
    Japan Elevator Service Holdings Co., Ltd.........................  1,200   32,457
    Japan Investment Adviser Co., Ltd................................  1,100   20,610
    Japan Lifeline Co., Ltd..........................................  5,100   78,617
    Japan Material Co., Ltd..........................................  6,600   92,383
    Japan Meat Co., Ltd..............................................  1,500   30,682
    Japan Medical Dynamic Marketing, Inc.............................  2,570   44,554
    Japan Petroleum Exploration Co., Ltd.............................  3,800   97,157
    Japan Property Management Center Co., Ltd........................    900   12,224
    Japan Pulp & Paper Co., Ltd......................................  1,600   61,585
    Japan Securities Finance Co., Ltd................................ 13,500   64,955
#   Japan Steel Works, Ltd. (The)....................................  6,300  132,756
    Japan Transcity Corp.............................................  3,000   15,401
    Japan Wool Textile Co., Ltd. (The)...............................  6,000   58,983
    Jastec Co., Ltd..................................................  1,200   12,743
    JBCC Holdings, Inc...............................................  2,000   33,318
    JCU Corp.........................................................  2,900   71,062
    Jeol, Ltd........................................................  2,600   68,907
*   JIG-SAW, Inc.....................................................    300   12,374
    Jimoto Holdings, Inc............................................. 21,100   20,208
    JINS Holdings, Inc...............................................  1,100   68,726
    JK Holdings Co., Ltd.............................................  2,500   13,249
    JMS Co., Ltd.....................................................  2,200   13,701
    Joban Kosan Co., Ltd.............................................  1,100   17,829
    J-Oil Mills, Inc.................................................  1,100   46,253
    Joshin Denki Co., Ltd............................................  3,100   62,159
    JP-Holdings, Inc.................................................  2,900    7,691
    JSP Corp.........................................................  1,900   35,218
    Juki Corp........................................................  3,700   33,374
    Juroku Bank, Ltd. (The)..........................................  4,100   93,826
    Justsystems Corp.................................................  1,000   41,116
    JVCKenwood Corp.................................................. 30,770   89,686
    K&O Energy Group, Inc............................................  2,300   34,627
#*  Kadokawa Dwango..................................................  7,169  102,471
    Kadoya Sesame Mills, Inc.........................................    400   14,622
    Kaga Electronics Co., Ltd........................................  1,900   36,829
    Kakiyasu Honten Co., Ltd.........................................    600   11,924
#   Kamakura Shinsho, Ltd............................................  2,800   38,500
    Kameda Seika Co., Ltd............................................  1,200   53,977
    Kamei Corp.......................................................  3,600   41,101
    Kanaden Corp.....................................................  1,900   23,281
    Kanagawa Chuo Kotsu Co., Ltd.....................................    800   28,825

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
#   Kanamoto Co., Ltd................................................  3,400 $ 90,896
    Kandenko Co., Ltd................................................  9,000   85,098
    Kaneko Seeds Co., Ltd............................................    900   12,649
    Kanematsu Corp...................................................  7,405   90,214
    Kanematsu Electronics, Ltd.......................................  1,400   43,602
    Kansai Super Market, Ltd.........................................  1,800   17,437
    Kanto Denka Kogyo Co., Ltd.......................................  6,400   56,586
    Kappa Create Co., Ltd............................................  2,100   27,113
    Kasai Kogyo Co., Ltd.............................................  3,100   25,090
    Katakura Industries Co., Ltd.....................................  2,700   34,799
    Kato Sangyo Co., Ltd.............................................  2,900   92,055
    Kato Works Co., Ltd..............................................  1,600   30,264
    KAWADA TECHNOLOGIES, Inc.........................................    600   39,548
    Kawai Musical Instruments Manufacturing Co., Ltd.................  1,300   36,697
*   Kawasaki Kisen Kaisha, Ltd....................................... 10,600  157,727
    Kawasumi Laboratories, Inc.......................................  2,300   18,568
    Keihanshin Building Co., Ltd.....................................  5,000   62,531
    Keihin Corp......................................................  5,100  121,240
    Keiyo Bank, Ltd. (The)........................................... 12,500   78,392
    Keiyo Co., Ltd...................................................  6,700   32,703
    Kenedix, Inc..................................................... 21,700  118,116
    Kenko Mayonnaise Co., Ltd........................................  2,000   47,209
    KFC Holdings Japan, Ltd..........................................  1,400   29,975
    KH Neochem Co., Ltd..............................................  3,100   75,491
    King Jim Co., Ltd................................................  3,000   24,344
    Kintetsu Department Store Co., Ltd...............................  1,100   35,066
    Kintetsu World Express, Inc......................................  5,300   85,713
    Kirindo Holdings Co., Ltd........................................    900   18,016
    Kissei Pharmaceutical Co., Ltd...................................  4,200  108,202
    Ki-Star Real Estate Co., Ltd.....................................  1,100   19,748
    Kitagawa Corp....................................................  1,600   30,874
    Kita-Nippon Bank, Ltd. (The).....................................  1,000   17,636
    Kitano Construction Corp.........................................    700   18,335
#   Kitanotatsujin Corp..............................................  7,800   44,399
    Kito Corp........................................................  2,700   41,086
    Kitz Corp........................................................  8,600   58,608
    Kiyo Bank, Ltd. (The)............................................  7,200  111,090
*   KLab, Inc........................................................  4,100   36,487
    Koa Corp.........................................................  3,500   43,983
    Koatsu Gas Kogyo Co., Ltd........................................  3,600   28,493
*   Kobe Electric Railway Co., Ltd...................................    899   32,729
    Kobe Steel, Ltd.................................................. 12,300   66,131
    Kohnan Shoji Co., Ltd............................................  2,300   53,412
    Kohsoku Corp.....................................................  1,300   15,531
    Koike Sanso Kogyo Co., Ltd.......................................    400    7,910
    Kojima Co., Ltd..................................................  5,300   20,879
    Kokuyo Co., Ltd..................................................  7,900  115,928
    Komatsu Matere Co., Ltd..........................................  4,000   31,044
    Komatsu Wall Industry Co., Ltd...................................  1,200   25,052
    KOMEDA Holdings Co., Ltd.........................................  3,900   75,802
    Komehyo Co., Ltd.................................................    800    8,108
    Komeri Co., Ltd..................................................  3,900   83,578
    Komori Corp......................................................  7,500   79,862
    Konaka Co., Ltd..................................................  1,760    6,850
    Kondotec, Inc....................................................  2,900   26,182
    Konishi Co., Ltd.................................................  4,000   56,462
    Konoike Transport Co., Ltd.......................................  2,900   44,202
    Koshidaka Holdings Co., Ltd......................................  4,400   63,892
    Kotobuki Spirits Co., Ltd........................................  1,800  123,864

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Kourakuen Holdings Corp..........................................  1,000 $ 18,648
    Krosaki Harima Corp..............................................    800   42,865
    KRS Corp.........................................................  1,000   17,755
    KU Holdings Co., Ltd.............................................  2,400   19,421
    Kumagai Gumi Co., Ltd............................................  4,000  123,320
#   Kumiai Chemical Industry Co., Ltd................................  9,067   83,849
    Kura Sushi, Inc..................................................  1,000   42,070
    Kurabo Industries, Ltd...........................................  1,800   41,214
    Kureha Corp......................................................  2,300  147,002
    Kurimoto, Ltd....................................................  1,100   17,878
    Kuriyama Holdings Corp...........................................  1,000    7,644
*   KYB Corp.........................................................  3,100   99,001
    Kyoden Co., Ltd..................................................  1,800    5,153
    Kyodo Printing Co., Ltd..........................................    900   22,805
    Kyoei Steel, Ltd.................................................  2,900   52,811
    Kyokuto Boeki Kaisha, Ltd........................................    800   14,636
    Kyokuto Kaihatsu Kogyo Co., Ltd..................................  3,800   50,927
    Kyokuto Securities Co., Ltd......................................  2,600   19,414
    Kyokuyo Co., Ltd.................................................  1,100   29,451
    KYORIN Holdings, Inc.............................................  4,500   78,822
    Kyoritsu Maintenance Co., Ltd....................................  2,400  106,166
    Kyosan Electric Manufacturing Co., Ltd...........................  5,000   23,459
    Kyowa Electronic Instruments Co., Ltd............................  5,600   22,453
    Kyowa Leather Cloth Co., Ltd.....................................    900    6,578
    Kyushu Financial Group, Inc...................................... 25,900  104,542
#   LAC Co., Ltd.....................................................  2,400   28,785
#   Lacto Japan Co., Ltd.............................................    400   13,012
*   Laox Co., Ltd....................................................  5,100   12,810
    LEC, Inc.........................................................  2,400   24,159
#*  Leopalace21 Corp................................................. 26,900   73,396
    Life Corp........................................................  2,000   45,905
*   LIFULL Co., Ltd..................................................  8,200   49,837
    Like Co., Ltd....................................................  1,600   26,134
#   Linical Co., Ltd.................................................  1,600   14,765
#   Link And Motivation, Inc.........................................  3,900   20,901
    Lintec Corp......................................................  3,900   81,911
*   Litalico, Inc....................................................    400    8,406
    LIXIL VIVA Corp..................................................  2,500   43,226
*   M&A Capital Partners Co., Ltd....................................    600   39,994
    Macnica Fuji Electronics Holdings, Inc...........................  6,399  108,468
    Macromill, Inc...................................................  3,500   31,173
    Maeda Corp....................................................... 12,200  113,226
#   Maeda Kosen Co., Ltd.............................................  1,900   31,740
    Maeda Road Construction Co., Ltd.................................  5,400  116,172
    Maezawa Kasei Industries Co., Ltd................................  2,100   23,002
    Maezawa Kyuso Industries Co., Ltd................................  1,200   23,762
    Makino Milling Machine Co., Ltd..................................  3,200  159,101
    Mamezou Holdings Co., Ltd........................................  3,000   49,179
    Mandom Corp......................................................    500   13,856
    MarkLines Co., Ltd...............................................  1,500   29,362
    Mars Group Holdings Corp.........................................  1,800   33,299
    Marubun Corp.....................................................  1,900   10,811
    Marudai Food Co., Ltd............................................  2,600   56,007
    Maruha Nichiro Corp..............................................  4,152  107,850
    Maruka Corp......................................................    800   17,496
    Marusan Securities Co., Ltd......................................  9,700   46,776
    Maruwa Co., Ltd..................................................  1,200   78,196
    Maruwa Unyu Kikan Co., Ltd.......................................  1,600   35,174
    Maruyama Manufacturing Co., Inc..................................    300    3,510

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Maruzen CHI Holdings Co., Ltd....................................    400 $  1,393
    Maruzen Co., Ltd.................................................  1,400   24,832
    Maruzen Showa Unyu Co., Ltd......................................  1,600   44,969
    Marvelous, Inc...................................................  3,300   23,291
#   Matching Service Japan Co., Ltd..................................    600    7,395
    Matsuda Sangyo Co., Ltd..........................................  2,725   40,951
    Matsui Construction Co., Ltd.....................................  3,400   26,558
#   Matsuya Co., Ltd.................................................  3,800   29,396
    Matsuyafoods Holdings Co., Ltd...................................    800   30,074
    Max Co., Ltd.....................................................  4,000   73,385
    Maxell Holdings, Ltd.............................................  5,500   75,910
    Maxvalu Tokai Co., Ltd...........................................    700   14,315
    MCJ Co., Ltd.....................................................  6,500   42,897
    MEC Co., Ltd.....................................................  2,100   35,201
    Media Do Holdings Co., Ltd.......................................    900   28,105
*   Medical Data Vision Co., Ltd.....................................  1,200   12,526
    Medical System Network Co., Ltd..................................  2,400   11,971
    Megachips Corp...................................................  2,500   47,323
    Megmilk Snow Brand Co., Ltd......................................  5,100  122,662
    Meidensha Corp...................................................  4,600   88,254
    Meiji Electric Industries Co., Ltd...............................  1,400   19,294
    Meiko Electronics Co., Ltd.......................................  2,400   39,361
    Meiko Network Japan Co., Ltd.....................................  2,600   23,097
    Meisei Industrial Co., Ltd.......................................  5,000   39,734
    Meitec Corp......................................................  2,300  119,900
    Meito Sangyo Co., Ltd............................................  1,200   14,449
#   Meiwa Corp.......................................................  2,200   11,768
    Melco Holdings, Inc..............................................    500   13,445
    Menicon Co., Ltd.................................................  2,200   77,845
*   Metaps, Inc......................................................    800    7,045
    METAWATER Co., Ltd...............................................    900   35,269
    Michinoku Bank, Ltd. (The).......................................  2,400   38,268
    Micronics Japan Co., Ltd.........................................  2,500   23,389
    Mie Kotsu Group Holdings, Inc....................................  5,900   32,709
    Mikuni Corp......................................................  2,700    8,994
    Milbon Co., Ltd..................................................  2,100  115,020
    Mimaki Engineering Co., Ltd......................................  1,900    9,527
    Mimasu Semiconductor Industry Co., Ltd...........................  2,619   51,156
    Ministop Co., Ltd................................................  1,800   24,214
    Miraca Holdings, Inc.............................................  5,300  125,092
    Miraial Co., Ltd.................................................  1,100   14,973
    Mirait Holdings Corp.............................................  8,300  133,273
    Miroku Jyoho Service Co., Ltd....................................  2,200   57,987
    Misawa Homes Co., Ltd............................................  2,000   21,450
    Mitani Corp......................................................  1,200   60,288
    Mitani Sangyo Co., Ltd...........................................  3,900   11,991
    Mitani Sekisan Co., Ltd..........................................  1,800   59,711
    Mito Securities Co., Ltd......................................... 10,500   23,053
    Mitsuba Corp.....................................................  5,000   31,552
    Mitsubishi Kakoki Kaisha, Ltd....................................  1,000   17,961
    Mitsubishi Logisnext Co., Ltd....................................  2,300   24,747
    Mitsubishi Paper Mills, Ltd......................................  6,500   29,597
    Mitsubishi Pencil Co., Ltd.......................................  2,500   39,475
    Mitsubishi Research Institute, Inc...............................  1,100   38,950
    Mitsubishi Shokuhin Co., Ltd.....................................  1,900   48,178
    Mitsubishi Steel Manufacturing Co., Ltd..........................  2,300   24,503
    Mitsuboshi Belting, Ltd..........................................  3,500   65,856
*   Mitsui E&S Holdings Co., Ltd..................................... 10,000  101,217
#   Mitsui High-Tec, Inc.............................................  3,300   56,745

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Mitsui Matsushima Holdings Co., Ltd..............................  2,000 $ 23,848
    Mitsui Mining & Smelting Co., Ltd................................  6,400  178,865
    Mitsui Sugar Co., Ltd............................................  2,400   52,186
    Mitsui-Soko Holdings Co., Ltd....................................  3,600   58,373
    Mitsuuroko Group Holdings Co., Ltd...............................  5,400   58,158
    Mixi, Inc........................................................  4,500   86,958
    Miyaji Engineering Group, Inc....................................    900   17,163
    Miyazaki Bank, Ltd. (The)........................................  2,000   51,182
    Mizuho Leasing Co., Ltd..........................................  2,900   81,679
    Mizuno Corp......................................................  2,500   65,389
    Mochida Pharmaceutical Co., Ltd..................................    200    7,982
    Modec, Inc.......................................................  2,300   63,090
    Monex Group, Inc................................................. 18,400   44,948
    Monogatari Corp. (The)...........................................    600   51,819
    MORESCO Corp.....................................................  1,100   13,617
    Morinaga Milk Industry Co., Ltd..................................  3,700  143,849
    Morita Holdings Corp.............................................  2,600   43,563
    Morito Co., Ltd..................................................  2,600   19,299
    Morozoff, Ltd....................................................    300   14,309
    Mory Industries, Inc.............................................    900   19,169
    MrMax Holdings, Ltd..............................................  4,600   20,403
    MTI, Ltd.........................................................  4,500   29,188
    Mugen Estate Co., Ltd............................................  1,600    9,946
    Murakami Corp....................................................  1,000   23,386
    Musashi Seimitsu Industry Co., Ltd...............................  5,300   73,625
    Musashino Bank, Ltd. (The).......................................  4,100   71,480
    N Field Co., Ltd.................................................  1,000    5,865
    Nachi-Fujikoshi Corp.............................................  1,700   81,351
    Nafco Co., Ltd...................................................  1,300   15,582
#   Nagano Bank, Ltd. (The)..........................................    600    9,057
    Nagano Keiki Co., Ltd............................................  2,100   14,437
    Nagase & Co., Ltd................................................  8,400  127,017
    Nagatanien Holdings Co., Ltd.....................................  1,000   19,872
    Nagawa Co., Ltd..................................................    400   24,357
    Nakabayashi Co., Ltd.............................................  3,300   16,521
    Nakamuraya Co., Ltd..............................................    300   13,216
    Nakanishi, Inc...................................................  5,000   83,361
    Nakayama Steel Works, Ltd........................................  3,500   14,968
    Namura Shipbuilding Co., Ltd.....................................  7,996   22,324
    Nanto Bank, Ltd. (The)...........................................  3,500   88,751
    Natori Co., Ltd..................................................    700   10,966
    NEC Capital Solutions, Ltd.......................................    900   19,072
    NEC Networks & System Integration Corp...........................  2,700   85,223
    Neturen Co., Ltd.................................................  3,800   33,460
    Nextage Co., Ltd.................................................  2,900   28,775
    Nexyz Group Corp.................................................  1,200   24,221
    NF Corp..........................................................    600   13,477
    NHK Spring Co., Ltd..............................................  9,700   79,241
    Nichia Steel Works, Ltd..........................................  4,000   12,345
    Nichias Corp.....................................................  6,100  128,686
    Nichiban Co., Ltd................................................  1,500   25,520
    Nichicon Corp....................................................  5,900   58,059
    Nichiden Corp....................................................  1,800   33,946
    Nichiha Corp.....................................................  2,700   77,637
    NichiiGakkan Co., Ltd............................................  5,700   96,640
    Nichi-iko Pharmaceutical Co., Ltd................................  4,250   49,797
    Nichireki Co., Ltd...............................................  3,900   46,291
    Nichirin Co., Ltd................................................  1,430   22,709
    Nihon Chouzai Co., Ltd...........................................    700   25,489

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
*   Nihon Dempa Kogyo Co., Ltd.......................................    600 $  2,532
    Nihon Dengi Co., Ltd.............................................    600   15,993
    Nihon Flush Co., Ltd.............................................  1,600   36,164
#   Nihon House Holdings Co., Ltd....................................  5,600   26,207
#   Nihon Kagaku Sangyo Co., Ltd.....................................  1,900   19,131
    Nihon Nohyaku Co., Ltd...........................................  6,100   32,051
    Nihon Parkerizing Co., Ltd.......................................  8,900  104,352
    Nihon Plast Co., Ltd.............................................  1,700   11,702
    Nihon Tokushu Toryo Co., Ltd.....................................  1,400   15,313
    Nihon Yamamura Glass Co., Ltd....................................    800    9,565
    Nikkiso Co., Ltd.................................................  5,000   54,019
    Nikko Co., Ltd...................................................  2,500   15,336
    Nikkon Holdings Co., Ltd.........................................  6,100  148,277
    Nippon Air Conditioning Services Co., Ltd........................  2,700   18,101
    Nippon Beet Sugar Manufacturing Co., Ltd.........................  1,200   23,525
    Nippon Carbide Industries Co., Inc...............................  1,100   14,833
#   Nippon Carbon Co., Ltd...........................................  1,100   42,204
#   Nippon Chemical Industrial Co., Ltd..............................  1,300   38,253
    Nippon Chemi-Con Corp............................................  2,000   33,059
    Nippon Coke & Engineering Co., Ltd............................... 12,500   10,018
    Nippon Commercial Development Co., Ltd...........................  1,600   22,832
    Nippon Concrete Industries Co., Ltd..............................  8,400   24,168
#   Nippon Denko Co., Ltd............................................ 15,100   26,172
    Nippon Densetsu Kogyo Co., Ltd...................................  3,700   80,093
    Nippon Fine Chemical Co., Ltd....................................  1,900   22,155
    Nippon Flour Mills Co., Ltd......................................  5,200   83,509
    Nippon Gas Co., Ltd..............................................  3,800  107,561
    Nippon Hume Corp.................................................  3,300   24,906
    Nippon Kanzai Co., Ltd...........................................  1,700   29,925
    Nippon Kayaku Co., Ltd...........................................  3,800   46,182
    Nippon Kinzoku Co., Ltd..........................................    300    2,412
#   Nippon Kodoshi Corp..............................................    400    5,233
    Nippon Koei Co., Ltd.............................................  1,700   52,592
    Nippon Koshuha Steel Co., Ltd....................................  1,000    4,184
    Nippon Light Metal Holdings Co., Ltd............................. 62,100  120,787
    Nippon Paper Industries Co., Ltd.................................  2,300   39,646
    Nippon Parking Development Co., Ltd., Class C.................... 23,500   35,700
    Nippon Pillar Packing Co., Ltd...................................  2,900   39,066
    Nippon Piston Ring Co., Ltd......................................    700    8,876
    Nippon Road Co., Ltd. (The)......................................  1,000   61,102
    Nippon Seiki Co., Ltd............................................  5,800   89,676
    Nippon Seisen Co., Ltd...........................................    500   12,746
#*  Nippon Sharyo, Ltd...............................................  1,200   30,546
    Nippon Sheet Glass Co., Ltd...................................... 13,200   82,702
    Nippon Signal Co., Ltd...........................................  7,000   80,665
    Nippon Soda Co., Ltd.............................................  3,200   85,234
    Nippon Steel Trading Corp........................................  2,048   85,745
    Nippon Suisan Kaisha, Ltd........................................ 26,100  149,476
    Nippon Systemware Co., Ltd.......................................  1,200   29,055
    Nippon Thompson Co., Ltd......................................... 11,800   52,695
#   Nippon Yakin Kogyo Co., Ltd......................................  1,660   36,439
    Nipro Corp.......................................................  8,600  100,840
    Nishikawa Rubber Co., Ltd........................................  1,200   19,339
    Nishimatsu Construction Co., Ltd.................................  6,000  124,925
    Nishimatsuya Chain Co., Ltd......................................  7,800   69,413
    Nishimoto Co., Ltd...............................................    700   22,569
    Nishi-Nippon Financial Holdings, Inc............................. 14,900  110,412
    Nishi-Nippon Railroad Co., Ltd...................................  5,700  132,254
    Nishio Rent All Co., Ltd.........................................  2,100   56,417

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Nissan Shatai Co., Ltd...........................................  7,700 $ 70,959
    Nissei ASB Machine Co., Ltd......................................  1,000   35,856
    Nissei Corp......................................................    400    4,573
    Nissei Plastic Industrial Co., Ltd...............................  1,400   14,453
    Nissha Co., Ltd..................................................  6,100   63,530
    Nisshin Fudosan Co...............................................  5,400   25,168
    Nisshin Oillio Group, Ltd. (The).................................  3,100  108,552
    Nisshinbo Holdings, Inc.......................................... 20,036  166,815
    Nissin Corp......................................................  2,200   34,822
    Nissin Electric Co., Ltd.........................................  6,100   71,411
    Nissin Kogyo Co., Ltd............................................  5,800  118,778
    Nissin Sugar Co., Ltd............................................  2,100   38,803
    Nissui Pharmaceutical Co., Ltd...................................  1,400   17,308
    Nitta Corp.......................................................  2,300   67,083
    Nittan Valve Co., Ltd............................................  2,000    5,159
    Nittetsu Mining Co., Ltd.........................................    800   33,557
    Nitto Boseki Co., Ltd............................................  3,200   97,553
    Nitto Fuji Flour Milling Co., Ltd................................    200   11,712
    Nitto Kogyo Corp.................................................  3,700   77,738
    Nitto Kohki Co., Ltd.............................................  1,300   28,041
    Nitto Seiko Co., Ltd.............................................  6,200   34,860
    Nittoc Construction Co., Ltd.....................................  3,500   23,074
    Noda Corp........................................................    800    5,804
    Noevir Holdings Co., Ltd.........................................  1,000   53,978
    Nohmi Bosai, Ltd.................................................  2,800   58,290
    Nojima Corp......................................................  3,100   54,992
    Nomura Co., Ltd..................................................  7,600   93,798
    Noritake Co., Ltd................................................  1,100   50,536
    Noritsu Koki Co., Ltd............................................  2,700   38,960
    Noritz Corp......................................................  3,900   48,211
    North Pacific Bank, Ltd.......................................... 32,300   69,452
#   NS Tool Co., Ltd.................................................  1,000   19,497
    NS United Kaiun Kaisha, Ltd......................................  1,500   33,967
    NSD Co., Ltd.....................................................  3,730  114,976
    NTN Corp......................................................... 49,400  153,167
    NuFlare Technology, Inc..........................................    700   52,152
    OAK Capital Corp.................................................  5,200    6,416
    Obara Group, Inc.................................................  1,000   37,280
    Odelic Co., Ltd..................................................    600   22,061
    Oenon Holdings, Inc..............................................  5,000   18,427
    Ogaki Kyoritsu Bank, Ltd. (The)..................................  4,700  113,364
#   Ohara, Inc.......................................................    700    9,624
    Ohashi Technica, Inc.............................................  1,700   23,526
    Ohsho Food Service Corp..........................................  1,200   72,511
    Oiles Corp.......................................................  3,673   55,854
#*  Oisix ra daichi, Inc.............................................  1,900   24,505
    Oita Bank, Ltd. (The)............................................  1,600   44,224
    Okabe Co., Ltd...................................................  4,000   33,867
    Okamoto Industries, Inc..........................................  1,200   46,344
    Okamoto Machine Tool Works, Ltd..................................    300    7,724
    Okamura Corp.....................................................  7,300   73,208
    Okasan Securities Group, Inc..................................... 17,000   60,030
    Oki Electric Industry Co., Ltd...................................  6,500   87,233
    Okinawa Cellular Telephone Co....................................  1,100   37,593
    Okinawa Electric Power Co., Inc. (The)...........................  5,357   88,764
    OKK Corp.........................................................    500    3,434
    OKUMA Corp.......................................................  2,300  137,425
    Okumura Corp.....................................................  3,400   96,307
    Okura Industrial Co., Ltd........................................    800   14,722

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Okuwa Co., Ltd...................................................  4,000 $ 50,299
    Onoken Co., Ltd..................................................  2,900   38,028
    Onward Holdings Co., Ltd......................................... 12,000   69,374
    Ootoya Holdings Co., Ltd.........................................    500   10,579
*   Open Door, Inc...................................................    900   17,216
    Optex Group Co., Ltd.............................................  3,300   50,560
    Organo Corp......................................................    800   43,741
    Orient Corp...................................................... 26,500   38,714
    Origin Co., Ltd..................................................    600    8,343
    Osaka Organic Chemical Industry, Ltd.............................  2,900   32,333
    Osaka Soda Co., Ltd..............................................  2,000   56,617
    Osaka Steel Co., Ltd.............................................  1,500   20,527
    OSAKA Titanium Technologies Co., Ltd.............................  3,300   51,662
    Osaki Electric Co., Ltd..........................................  6,000   41,543
    OSG Corp.........................................................  5,200  111,225
    OSJB Holdings Corp............................................... 18,400   44,797
    OUG Holdings, Inc................................................    500   13,176
    Outsourcing, Inc................................................. 10,700  115,175
    Oyo Corp.........................................................  2,700   30,933
#   Ozu Corp.........................................................    600   10,316
    Pacific Industrial Co., Ltd......................................  4,800   65,497
    Pacific Metals Co., Ltd..........................................  2,700   64,558
    Pack Corp. (The).................................................  1,400   49,333
    PAL GROUP Holdings Co., Ltd......................................  1,400   44,262
    Paramount Bed Holdings Co., Ltd..................................  2,000   76,474
    Parco Co., Ltd...................................................  3,300   39,768
    Paris Miki Holdings, Inc.........................................  1,000    2,645
    Pasona Group, Inc................................................  1,500   21,412
    PC Depot Corp....................................................  5,160   22,926
#   PCA Corp.........................................................    300   10,576
    Pegasus Sewing Machine Manufacturing Co., Ltd....................  2,600   13,002
    Penta-Ocean Construction Co., Ltd................................ 29,400  180,352
    Pepper Food Service Co., Ltd.....................................    900   13,662
*   Phil Co., Inc....................................................    200    6,860
    PIA Corp.........................................................    600   25,748
    Pickles Corp.....................................................  1,200   29,317
    Pilot Corp.......................................................  2,500  101,394
    Piolax, Inc......................................................  3,900   76,273
    Plenus Co., Ltd..................................................  2,200   38,203
    Poletowin Pitcrew Holdings, Inc..................................  3,400   32,918
    Press Kogyo Co., Ltd.............................................  9,000   38,173
    Pressance Corp...................................................  3,600   58,829
    Prestige International, Inc......................................  9,600   79,457
    Prima Meat Packers, Ltd..........................................  3,000   74,135
    Pronexus, Inc....................................................  1,300   15,254
#*  Prospect Co., Ltd................................................ 44,000    9,778
    Proto Corp.......................................................  2,000   21,643
    PS Mitsubishi Construction Co., Ltd..............................  3,600   25,756
    Punch Industry Co., Ltd..........................................  2,600   12,939
    Qol Holdings Co., Ltd............................................  2,600   36,402
    Quick Co., Ltd...................................................    700    9,908
    Raito Kogyo Co., Ltd.............................................  4,700   74,697
    Raiznext Corp....................................................  6,500   66,037
    Rakus Co., Ltd...................................................  3,600   54,016
    Rasa Industries, Ltd.............................................    800   10,937
    Raysum Co., Ltd..................................................  1,900   20,058
#   RECOMM Co., Ltd..................................................  9,700   11,927
    Relia, Inc.......................................................  4,800   62,670
    Renaissance, Inc.................................................  1,600   24,785

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Rengo Co., Ltd................................................... 10,500 $ 76,136
#*  RENOVA, Inc......................................................  3,400   30,180
*   Renown, Inc......................................................  3,000    3,154
    Resorttrust, Inc.................................................  8,600  137,240
    Restar Holdings Corp.............................................  2,800   47,581
    Retail Partners Co., Ltd.........................................  2,000   16,480
    Rheon Automatic Machinery Co., Ltd...............................  2,000   30,408
    Rhythm Watch Co., Ltd............................................  1,000    9,373
    Ricoh Leasing Co., Ltd...........................................  1,900   64,027
    Ride On Express Holdings Co., Ltd................................  1,200   15,099
#   Right On Co., Ltd................................................  1,500    7,891
    Riken Corp.......................................................  1,300   48,234
    Riken Keiki Co., Ltd.............................................  2,500   49,096
    Riken Technos Corp...............................................  5,600   26,512
    Riken Vitamin Co., Ltd...........................................  1,100   39,228
#   Ringer Hut Co., Ltd..............................................  1,900   42,614
    Rion Co., Ltd....................................................  1,400   33,378
    Riso Kagaku Corp.................................................  3,000   49,291
    Riso Kyoiku Co., Ltd............................................. 10,600   40,695
#   Rock Field Co., Ltd..............................................  2,100   28,588
    Rokko Butter Co., Ltd............................................  1,700   28,523
    Roland DG Corp...................................................  1,800   35,371
    Rorze Corp.......................................................  1,400   47,541
    Round One Corp...................................................  7,600   97,999
    Royal Holdings Co., Ltd..........................................  2,500   63,136
    RS Technologies Co., Ltd.........................................    500   20,402
    Ryobi, Ltd.......................................................  2,600   48,392
    Ryoden Corp......................................................  2,300   34,816
    Ryosan Co., Ltd..................................................  2,400   62,310
    Ryoyo Electro Corp...............................................  2,600   46,143
    S Foods, Inc.....................................................  1,600   43,108
    S&B Foods, Inc...................................................    600   22,665
    Sac's Bar Holdings, Inc..........................................  1,650   13,603
#   Sagami Rubber Industries Co., Ltd................................  1,000   13,585
    Saibu Gas Co., Ltd...............................................  3,600   83,083
    Saizeriya Co., Ltd...............................................  2,600   59,031
    Sakai Chemical Industry Co., Ltd.................................  1,400   34,930
    Sakai Heavy Industries, Ltd......................................    600   17,320
    Sakai Moving Service Co., Ltd....................................  1,100   65,674
    Sakai Ovex Co., Ltd..............................................    800   13,792
    Sakata INX Corp..................................................  5,200   58,776
#   Sakura Internet, Inc.............................................  1,700   10,002
    Sala Corp........................................................  9,800   58,791
    SAMTY Co., Ltd...................................................  3,600   67,829
    San Holdings, Inc................................................    800    8,333
    San ju San Financial Group, Inc..................................  2,700   41,839
    San-A Co., Ltd...................................................  1,700   80,499
    San-Ai Oil Co., Ltd..............................................  6,700   70,144
*   Sanden Holdings Corp.............................................  3,000   19,537
    Sanei Architecture Planning Co., Ltd.............................  1,300   18,580
    Sangetsu Corp....................................................  5,000   94,534
    San-In Godo Bank, Ltd. (The)..................................... 16,400   96,197
*   Sanix, Inc.......................................................  2,800    9,929
    Sanken Electric Co., Ltd.........................................  3,000   70,421
    Sanki Engineering Co., Ltd.......................................  5,000   60,898
    Sankyo Frontier Co., Ltd.........................................    600   19,811
    Sankyo Seiko Co., Ltd............................................  4,000   20,855
    Sankyo Tateyama, Inc.............................................  2,800   30,505
#   Sanoh Industrial Co., Ltd........................................  3,000   37,529

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
#   Sansei Technologies, Inc.........................................  1,200 $ 10,270
#   Sansha Electric Manufacturing Co., Ltd...........................    800    5,680
    Sanshin Electronics Co., Ltd.....................................  2,000   28,537
    Sanyo Chemical Industries, Ltd...................................  1,600   76,338
    Sanyo Denki Co., Ltd.............................................  1,000   46,686
    Sanyo Electric Railway Co., Ltd..................................  2,000   40,112
#   Sanyo Housing Nagoya Co., Ltd....................................  1,300   11,453
    Sanyo Shokai, Ltd................................................  2,500   33,230
    Sanyo Special Steel Co., Ltd.....................................  3,000   37,994
    Sanyo Trading Co., Ltd...........................................  1,300   25,881
    Sapporo Holdings, Ltd............................................  6,400  160,948
    Sato Holdings Corp...............................................  2,700   79,478
    Sato Shoji Corp..................................................  1,300   10,934
    Satori Electric Co., Ltd.........................................  2,600   22,131
    Sawada Holdings Co., Ltd.........................................  3,300   28,121
    Saxa Holdings, Inc...............................................    400    6,851
    SB Technology Corp...............................................  1,400   26,853
    SBS Holdings, Inc................................................  2,300   37,801
    Scala, Inc.......................................................  1,600   13,281
    Scroll Corp......................................................  2,300    7,206
#   SEC Carbon, Ltd..................................................    200   15,364
    Secom Joshinetsu Co., Ltd........................................    945   30,907
    Seed Co., Ltd....................................................  1,500   11,924
    Seika Corp.......................................................  1,000   12,693
    Seikagaku Corp...................................................  4,200   47,824
    Seikitokyu Kogyo Co., Ltd........................................  5,600   40,152
    Seiko Holdings Corp..............................................  3,300   81,035
    Seiko PMC Corp...................................................    800    6,233
    Seikoh Giken Co., Ltd............................................    500   16,051
    Seiren Co., Ltd..................................................  5,800   71,504
    Sekisui Jushi Corp...............................................  2,700   55,288
    Sekisui Plastics Co., Ltd........................................  3,500   25,800
    Senko Group Holdings Co., Ltd.................................... 11,100   89,284
#   Senshu Electric Co., Ltd.........................................  1,200   31,451
    Senshu Ikeda Holdings, Inc....................................... 29,200   52,369
*   Senshukai Co., Ltd...............................................  3,000    8,450
    Seria Co., Ltd...................................................  3,700   93,003
    SFP Holdings Co., Ltd............................................  1,400   28,716
    Shibaura Electronics Co., Ltd....................................    700   20,777
    Shibaura Mechatronics Corp.......................................    400   13,306
    Shibusawa Warehouse Co., Ltd. (The)..............................  1,200   23,316
    Shibuya Corp.....................................................  2,000   54,558
#*  SHIFT, Inc.......................................................    800   45,633
#   Shiga Bank, Ltd. (The)...........................................  4,399  106,011
    Shikibo, Ltd.....................................................    900    7,794
    Shikoku Bank, Ltd. (The).........................................  5,400   51,470
    Shikoku Chemicals Corp...........................................  4,600   53,996
    Shikoku Electric Power Co., Inc..................................  2,700   26,766
    Shima Seiki Manufacturing, Ltd...................................  3,700   88,466
    Shimachu Co., Ltd................................................  4,800  130,206
    Shimizu Bank, Ltd. (The).........................................  1,100   19,856
    Shimojima Co., Ltd...............................................  1,200   13,386
    Shin Nippon Air Technologies Co., Ltd............................  1,600   31,789
    Shin Nippon Biomedical Laboratories, Ltd.........................  3,200   19,187
    Shinagawa Refractories Co., Ltd..................................  1,200   32,278
    Shindengen Electric Manufacturing Co., Ltd.......................  1,400   47,580
    Shin-Etsu Polymer Co., Ltd.......................................  5,000   42,843
    Shin-Keisei Electric Railway Co., Ltd............................    900   18,283
    Shinko Electric Industries Co., Ltd..............................  8,900   86,859

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Shinko Shoji Co., Ltd............................................  5,200 $ 44,577
    Shinmaywa Industries, Ltd........................................  8,000   98,552
    Shinnihon Corp...................................................  3,400   26,708
    Shinoken Group Co., Ltd..........................................  3,900   40,141
    Shinsho Corp.....................................................  1,000   23,678
    Shinwa Co., Ltd..................................................    900   20,400
    Ship Healthcare Holdings, Inc....................................    800   34,097
    Shizuki Electric Co., Inc........................................  1,600    8,787
    Shizuoka Gas Co., Ltd............................................  5,600   48,414
*   Shobunsha Publications, Inc......................................  1,300    4,892
#   Shoei Co., Ltd...................................................  1,300   56,589
#   Shoei Foods Corp.................................................  1,800   52,870
    Shofu, Inc.......................................................  1,000   15,757
    Showa Aircraft Industry Co., Ltd.................................  1,600   20,715
    Showa Corp.......................................................  5,400  112,831
    Showa Sangyo Co., Ltd............................................  2,000   58,085
#   SIGMAXYZ, Inc....................................................  1,700   23,138
#   Siix Corp........................................................  3,800   57,614
    Sinanen Holdings Co., Ltd........................................  1,300   23,706
    Sinfonia Technology Co., Ltd.....................................  3,599   44,206
    Sinko Industries, Ltd............................................  2,400   40,646
    Sintokogio, Ltd..................................................  5,338   51,493
#   SK-Electronics Co., Ltd..........................................  1,300   26,382
    SKY Perfect JSAT Holdings, Inc................................... 17,800   73,514
    SMK Corp.........................................................    500   14,424
    SMS Co., Ltd.....................................................  5,700  139,745
    Snow Peak, Inc...................................................  1,600   15,844
    SNT Corp.........................................................  3,900   15,579
    Soda Nikka Co., Ltd..............................................  3,100   19,282
    Sodick Co., Ltd..................................................  5,800   50,163
    Soft99 Corp......................................................  1,200   11,115
    Softbrain Co., Ltd...............................................  2,100   10,810
    Softcreate Holdings Corp.........................................    900   15,710
#   Software Service, Inc............................................    400   43,123
    Sogo Medical Holdings Co., Ltd...................................  2,600   45,023
    Soken Chemical & Engineering Co., Ltd............................    800    9,106
    Solasto Corp.....................................................  5,000   56,908
    Soliton Systems K.K..............................................  1,500   13,508
    Sourcenext Corp..................................................  6,400   28,630
    Space Co., Ltd...................................................    880   10,195
    Space Value Holdings Co., Ltd....................................  2,500   11,974
    Sparx Group Co., Ltd............................................. 11,800   29,027
    SPK Corp.........................................................    500   13,072
    SRA Holdings.....................................................  1,000   24,247
    SRS Holdings Co., Ltd............................................  2,500   24,158
    ST Corp..........................................................    700   10,641
    St Marc Holdings Co., Ltd........................................  1,700   37,922
    Star Mica Holdings Co., Ltd......................................  1,800   32,565
    Star Micronics Co., Ltd..........................................  4,000   61,365
    Starts Corp., Inc................................................  2,700   69,633
    Starzen Co., Ltd.................................................  1,000   42,151
    Stella Chemifa Corp..............................................    900   26,186
    Step Co., Ltd....................................................  1,500   19,693
    Strike Co., Ltd..................................................    600   21,498
    Studio Alice Co., Ltd............................................  1,100   19,696
    Sugimoto & Co., Ltd..............................................  1,500   28,139
    Sumida Corp......................................................  2,400   26,819
#   Suminoe Textile Co., Ltd.........................................    900   24,839
    Sumitomo Bakelite Co., Ltd.......................................  2,500  103,663

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Sumitomo Densetsu Co., Ltd.......................................  2,200 $ 45,942
    Sumitomo Mitsui Construction Co., Ltd............................ 18,992  107,782
    Sumitomo Osaka Cement Co., Ltd...................................  4,000  174,608
*   Sumitomo Precision Products Co., Ltd.............................    200    6,542
    Sumitomo Riko Co., Ltd...........................................  5,000   43,506
    Sumitomo Seika Chemicals Co., Ltd................................  1,600   50,930
    Sumitomo Warehouse Co., Ltd. (The)...............................  6,500   88,091
    Sun Frontier Fudousan Co., Ltd...................................  3,700   45,018
    Suncall Corp.....................................................  1,500    6,736
    Sun-Wa Technos Corp..............................................  1,500   14,662
    Sushiro Global Holdings, Ltd.....................................  1,200   82,504
    SWCC Showa Holdings Co., Ltd.....................................  3,700   32,118
    Systena Corp.....................................................  7,000  100,585
    Syuppin Co., Ltd.................................................  1,800   15,571
    T Hasegawa Co., Ltd..............................................  3,000   55,910
    T RAD Co., Ltd...................................................  1,100   21,482
    T&K Toka Co., Ltd................................................  2,300   22,042
    Tachibana Eletech Co., Ltd.......................................  2,500   41,842
    Tachikawa Corp...................................................  1,100   14,426
    Tachi-S Co., Ltd.................................................  4,300   57,111
#   Tadano, Ltd......................................................  9,900   89,736
    Taihei Dengyo Kaisha, Ltd........................................  2,600   61,345
    Taiho Kogyo Co., Ltd.............................................  1,900   15,197
    Taikisha, Ltd....................................................  2,300   74,401
    Taiko Bank, Ltd. (The)...........................................    400    6,439
    Taisei Lamick Co., Ltd...........................................    800   21,776
    Taiyo Holdings Co., Ltd..........................................  1,500   54,361
    Takamatsu Construction Group Co., Ltd............................  1,600   38,501
    Takamiya Co., Ltd................................................  1,700   11,068
    Takaoka Toko Co., Ltd............................................  1,200   13,616
    Takara Leben Co., Ltd............................................  9,300   39,592
    Takara Standard Co., Ltd.........................................  4,200   73,661
    Takasago International Corp......................................  2,100   52,702
    Takasago Thermal Engineering Co., Ltd............................  4,100   74,174
    Takashimaya Co., Ltd.............................................  7,600   88,221
    Take And Give Needs Co., Ltd.....................................  1,000   11,610
    TAKEBISHI Corp...................................................  1,400   18,537
    Takeei Corp......................................................  1,900   22,062
    Takeuchi Manufacturing Co., Ltd..................................  4,400   68,756
    Takihyo Co., Ltd.................................................    200    3,514
    Takisawa Machine Tool Co., Ltd...................................  1,100   13,681
    Takuma Co., Ltd..................................................  5,500   65,450
    Tama Home Co., Ltd...............................................  1,900   33,182
    Tamron Co., Ltd..................................................  2,000   43,674
    Tamura Corp...................................................... 11,000   62,998
    Tanseisha Co., Ltd...............................................  3,800   39,948
*   Tateru, Inc......................................................  3,400    6,778
    Tatsuta Electric Wire and Cable Co., Ltd.........................  5,200   28,516
    Tayca Corp.......................................................  1,900   37,481
    Tazmo Co., Ltd...................................................  1,100   13,079
    Tbk Co., Ltd.....................................................  2,800   11,717
    TDC Soft, Inc....................................................  1,600   13,197
    TechMatrix Corp..................................................  2,100   47,010
    Techno Smart Corp................................................    700    7,084
    TechnoPro Holdings, Inc..........................................    600   36,904
    Tecnos Japan, Inc................................................  1,400    6,988
    Teikoku Electric Manufacturing Co., Ltd..........................  3,100   36,174
    Teikoku Sen-I Co., Ltd...........................................  2,300   42,321
    Teikoku Tsushin Kogyo Co., Ltd...................................    800    8,926

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Tekken Corp......................................................  1,800 $ 48,259
    Tenma Corp.......................................................  2,000   36,557
*   Terilogy Co., Ltd................................................  1,600   10,938
    T-Gaia Corp......................................................  2,100   50,504
    TKC Corp.........................................................  1,600   67,402
    Toa Corp.........................................................  2,600   29,876
    Toa Corp.........................................................  3,000   40,360
    Toa Oil Co., Ltd.................................................  1,200   27,530
    TOA ROAD Corp....................................................    300    9,929
    Toagosei Co., Ltd................................................ 13,200  146,306
    Tobishima Corp...................................................  3,420   45,863
    TOC Co., Ltd.....................................................  6,100   44,304
    Tocalo Co., Ltd..................................................  8,600   84,785
    Tochigi Bank, Ltd. (The)......................................... 19,000   39,896
    Toda Corp........................................................  9,200   57,468
#   Toda Kogyo Corp..................................................    700   14,512
    Toei Animation Co., Ltd..........................................    700   32,656
    Toei Co., Ltd....................................................    400   55,390
    Toenec Corp......................................................  1,400   45,671
    Toho Bank, Ltd. (The)............................................ 31,300   76,618
    Toho Co., Ltd....................................................    900   14,518
    Toho Holdings Co., Ltd...........................................  4,200  106,522
#   Toho Titanium Co., Ltd...........................................  3,900   32,115
    Toho Zinc Co., Ltd...............................................  1,600   32,468
    Tohoku Bank, Ltd. (The)..........................................    800    7,401
    Tohokushinsha Film Corp..........................................    300    1,795
    Tokai Corp.......................................................  1,800   41,892
    TOKAI Holdings Corp..............................................  9,000   88,267
    Tokai Rika Co., Ltd..............................................  5,900  113,872
#   Tokai Tokyo Financial Holdings, Inc.............................. 24,000   62,581
    Token Corp.......................................................    680   43,609
    Tokushu Tokai Paper Co., Ltd.....................................    919   34,550
    Tokuyama Corp....................................................  6,300  168,298
*   Tokyo Base Co., Ltd..............................................  2,400   16,269
    Tokyo Dome Corp..................................................  8,300   73,203
    Tokyo Electron Device, Ltd.......................................  1,200   22,956
    Tokyo Energy & Systems, Inc......................................  4,100   38,232
    Tokyo Keiki, Inc.................................................  1,800   15,843
    Tokyo Kiraboshi Financial Group, Inc.............................  3,924   55,266
    Tokyo Ohka Kogyo Co., Ltd........................................  3,900  154,453
    Tokyo Rakutenchi Co., Ltd........................................    500   26,952
    Tokyo Rope Manufacturing Co., Ltd................................  2,400   25,430
    Tokyo Sangyo Co., Ltd............................................  2,700   14,074
    Tokyo Seimitsu Co., Ltd..........................................  4,000  128,476
    Tokyo Steel Manufacturing Co., Ltd............................... 10,500   84,532
    Tokyo Tekko Co., Ltd.............................................  1,500   21,943
#   Tokyo Theatres Co., Inc..........................................    600    7,744
    Tokyotokeiba Co., Ltd............................................  1,400   44,208
    Tokyu Construction Co., Ltd......................................  9,100   72,076
    Tokyu Recreation Co., Ltd........................................    600   27,979
    Toli Corp........................................................  6,000   16,193
    Tomato Bank, Ltd.................................................    900    8,878
    Tomoe Corp.......................................................  3,500   13,600
    Tomoe Engineering Co., Ltd.......................................  1,000   21,765
    Tomoku Co., Ltd..................................................  1,000   16,025
    TOMONY Holdings, Inc............................................. 16,800   58,494
    Tomy Co., Ltd....................................................  9,217   99,952
    Tonami Holdings Co., Ltd.........................................    800   36,919
    Topcon Corp......................................................  9,900  136,507

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Toppan Forms Co., Ltd............................................  7,500 $ 74,969
    Topre Corp.......................................................  4,300   74,616
    Topy Industries, Ltd.............................................  1,800   36,796
    Toridoll Holdings Corp...........................................  2,400   54,811
    Torigoe Co., Ltd. (The)..........................................  2,500   21,560
    Torii Pharmaceutical Co., Ltd....................................  1,600   42,696
    Torikizoku Co., Ltd..............................................  1,000   18,475
    Torishima Pump Manufacturing Co., Ltd............................  2,000   19,045
    Tosei Corp.......................................................  4,200   52,978
    Toshiba Machine Co., Ltd.........................................  3,200   71,607
    Toshiba Plant Systems & Services Corp............................  3,600   70,340
    Toshiba TEC Corp.................................................  1,600   57,705
    Tosho Co., Ltd...................................................  1,400   28,592
    Totech Corp......................................................  1,200   26,117
    Totetsu Kogyo Co., Ltd...........................................  2,200   68,587
    Tottori Bank, Ltd. (The).........................................    600    7,875
    Toukei Computer Co., Ltd.........................................    400   12,222
    Tow Co., Ltd.....................................................  1,500   10,697
    Towa Bank, Ltd. (The)............................................  4,300   36,511
    Towa Corp........................................................  2,500   24,586
    Towa Pharmaceutical Co., Ltd.....................................  3,000   76,928
    Toyo Construction Co., Ltd....................................... 12,400   58,265
    Toyo Corp........................................................  3,000   30,907
    Toyo Denki Seizo K.K.............................................  1,000   14,459
#*  Toyo Engineering Corp............................................  3,400   21,656
    Toyo Ink SC Holdings Co., Ltd....................................  3,800   92,614
    Toyo Kanetsu K.K.................................................  1,200   22,528
    Toyo Machinery & Metal Co., Ltd..................................  2,600   14,007
    Toyo Securities Co., Ltd......................................... 12,000   19,109
    Toyo Tanso Co., Ltd..............................................  1,900   44,892
    Toyo Tire Corp...................................................  9,300  129,719
    Toyobo Co., Ltd..................................................  9,900  133,819
    TPR Co., Ltd.....................................................  3,300   59,077
    Trancom Co., Ltd.................................................    700   46,197
    Transaction Co., Ltd.............................................  2,400   21,158
    Tri Chemical Laboratories, Inc...................................    900   58,763
    Trusco Nakayama Corp.............................................  4,100   99,134
    Trust Tech, Inc..................................................  2,000   25,350
    TS Tech Co., Ltd.................................................  2,200   70,460
    TSI Holdings Co., Ltd............................................  8,125   42,437
    Tsubaki Nakashima Co., Ltd.......................................  4,600   78,302
    Tsubakimoto Chain Co.............................................  3,500  119,581
    Tsubakimoto Kogyo Co., Ltd.......................................    400   16,419
#   Tsugami Corp.....................................................  5,000   46,194
    Tsukishima Kikai Co., Ltd........................................  3,000   46,210
    Tsukuba Bank, Ltd................................................  5,500   10,957
    Tsukui Corp......................................................  5,200   21,428
    Tsumura & Co.....................................................    600   16,524
    Tsurumi Manufacturing Co., Ltd...................................  2,000   39,427
    Tsutsumi Jewelry Co., Ltd........................................    800   14,538
    TV Asahi Holdings Corp...........................................  3,300   51,542
    Tv Tokyo Holdings Corp...........................................  2,000   41,633
    UACJ Corp........................................................  4,503   82,494
    Ube Industries, Ltd..............................................  2,200   47,105
    Uchida Yoko Co., Ltd.............................................    800   31,437
    Ulvac, Inc.......................................................  3,800  166,248
    UMC Electronics Co., Ltd.........................................    900    3,968
*   Umenohana Co., Ltd...............................................    600   14,055
    Uniden Holdings Corp.............................................  1,000   18,144

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Union Tool Co....................................................    900 $ 28,682
    Unipres Corp.....................................................  5,500   89,956
    United Arrows, Ltd...............................................  2,200   67,252
#   United Super Markets Holdings, Inc...............................  6,300   56,667
    UNITED, Inc......................................................  1,200   13,184
*   Unitika, Ltd..................................................... 10,400   32,325
    Unizo Holdings Co., Ltd..........................................  3,000  138,368
    Ushio, Inc....................................................... 11,500  171,866
#   UT Group Co., Ltd................................................  2,300   57,131
#   V Technology Co., Ltd............................................  1,200   71,393
    Valor Holdings Co., Ltd..........................................  4,200   71,662
    Valqua, Ltd......................................................  2,400   53,473
    ValueCommerce Co., Ltd...........................................  1,500   23,078
*   Vector, Inc......................................................  3,300   31,028
#*  VIA Holdings, Inc................................................  1,200    7,443
*   Vision, Inc......................................................  2,400   35,196
    Vital KSK Holdings, Inc..........................................  4,800   49,010
    VT Holdings Co., Ltd............................................. 11,300   50,497
    Wacoal Holdings Corp.............................................  4,400  115,682
    Wacom Co., Ltd................................................... 16,400   61,041
    Wakachiku Construction Co., Ltd..................................  1,700   25,834
    Wakita & Co., Ltd................................................  4,500   45,486
    Warabeya Nichiyo Holdings Co., Ltd...............................  2,500   44,012
#   Watahan & Co., Ltd...............................................  1,000   19,079
    WATAMI Co., Ltd..................................................  3,300   43,042
    WDB Holdings Co., Ltd............................................    600   15,251
    Weathernews, Inc.................................................    700   22,105
    West Holdings Corp...............................................  2,200   32,493
    Will Group, Inc..................................................  1,500   13,743
    WIN-Partners Co., Ltd............................................  3,100   40,543
    Wood One Co., Ltd................................................    600    6,360
    World Holdings Co., Ltd..........................................  1,000   16,750
    Wowow, Inc.......................................................    800   19,242
    Xebio Holdings Co., Ltd..........................................  4,700   52,670
    Yachiyo Industry Co., Ltd........................................  1,500    9,044
    Yahagi Construction Co., Ltd.....................................  4,200   29,801
#   Yaizu Suisankagaku Industry Co., Ltd.............................  1,100   10,495
#   YAKUODO Holdings Co., Ltd........................................  1,000   24,109
    YAMABIKO Corp....................................................  3,960   44,954
    YAMADA Consulting Group Co., Ltd.................................    900   16,225
    Yamagata Bank, Ltd. (The)........................................  3,600   50,798
    Yamaguchi Financial Group, Inc................................... 10,700   75,074
#*  Yamaha Motor Robotics Holdings Co., Ltd..........................  1,000    5,560
    Yamaichi Electronics Co., Ltd....................................  3,100   41,904
#   YA-MAN, Ltd......................................................  2,800   18,112
    Yamanashi Chuo Bank, Ltd. (The)..................................  4,600   45,906
    Yamatane Corp....................................................  1,000   13,075
    Yamato Corp......................................................  1,400    9,482
    Yamato Kogyo Co., Ltd............................................  4,800  124,520
    Yamazen Corp.....................................................  5,400   49,857
    Yaoko Co., Ltd...................................................  1,200   55,970
    Yashima Denki Co., Ltd...........................................  2,600   21,361
    Yasuda Logistics Corp............................................  2,000   17,919
    Yasunaga Corp....................................................    900   11,376
    Yellow Hat, Ltd..................................................  3,600   58,610
    Yodogawa Steel Works, Ltd........................................  2,400   45,317
    Yokogawa Bridge Holdings Corp....................................  3,300   60,413
    Yokohama Reito Co., Ltd..........................................  6,700   66,463
#   Yokowo Co., Ltd..................................................  1,700   48,980

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
JAPAN -- (Continued)
    Yomeishu Seizo Co., Ltd..........................................  1,000 $    18,189
    Yomiuri Land Co., Ltd............................................    500      21,423
    Yondenko Corp....................................................    420      10,750
#   Yondoshi Holdings, Inc...........................................  2,300      56,003
    Yorozu Corp......................................................  3,300      42,174
    Yoshinoya Holdings Co., Ltd......................................  4,300      99,989
    Yotai Refractories Co., Ltd......................................  3,000      20,193
    Yuasa Trading Co., Ltd...........................................  2,000      62,046
#   Yume No Machi Souzou Iinkai Co., Ltd.............................  1,600      14,713
#   Yumeshin Holdings Co., Ltd.......................................  7,100      63,269
    Yurtec Corp......................................................  6,100      37,718
    Yushiro Chemical Industry Co., Ltd...............................  1,000      13,178
    Zenitaka Corp. (The).............................................    400      15,747
    Zenrin Co., Ltd..................................................  2,700      48,898
    ZIGExN Co., Ltd..................................................  5,200      27,883
    Zojirushi Corp...................................................  4,800      73,658
    Zuiko Corp.......................................................    700      21,633
    Zuken, Inc.......................................................  2,000      42,371
                                                                             -----------
TOTAL JAPAN..........................................................         59,172,612
                                                                             -----------
NETHERLANDS -- (2.4%)
    Aalberts NV...................................................... 11,113     447,829
    Accell Group NV..................................................  3,075      76,384
*   Altice Europe NV................................................. 50,204     287,258
#   AMG Advanced Metallurgical Group NV..............................  2,744      67,512
    Amsterdam Commodities NV.........................................  2,318      49,935
    APERAM SA........................................................  5,507     141,100
    Arcadis NV.......................................................  8,847     174,906
    ASM International NV.............................................  5,440     548,470
    ASR Nederland NV................................................. 13,075     479,311
*   Basic-Fit NV.....................................................  2,756      84,292
    BE Semiconductor Industries NV...................................  9,082     336,695
#*  Beter Bed Holding NV.............................................  1,921       4,753
    Boskalis Westminster.............................................  8,885     195,568
#   Brunel International NV..........................................  2,547      23,586
    Corbion NV.......................................................  6,733     194,512
    Flow Traders.....................................................  3,614      85,111
    ForFarmers NV....................................................  4,983      30,232
#*  Fugro NV.........................................................  9,528      86,369
    GrandVision NV...................................................  2,203      67,346
*   Heijmans NV......................................................  2,916      23,613
    Hunter Douglas NV................................................    685      43,880
    IMCD NV..........................................................  5,477     427,667
    Intertrust NV....................................................  8,278     157,583
    Kendrion NV......................................................  2,182      46,357
    Koninklijke BAM Groep NV......................................... 34,191      86,806
#   Koninklijke Vopak NV.............................................  5,654     310,606
*   Lucas Bols NV....................................................    553       8,785
    Nederland Apparatenfabriek.......................................    608      32,644
*   OCI NV...........................................................  4,871     109,521
    Ordina NV........................................................ 14,344      29,307
#   PostNL NV........................................................ 58,656     134,770
#   SBM Offshore NV.................................................. 21,716     374,503
#   SIF Holding NV...................................................    540       7,785
    Signify NV....................................................... 12,149     355,966
    Sligro Food Group NV.............................................  3,086      78,547
#   SNS NV........................................................... 15,156           0
*   Takeaway.com NV..................................................  3,310     269,991
    TKH Group NV.....................................................  4,150     212,740

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
NETHERLANDS -- (Continued)
    TomTom NV........................................................  6,927 $   78,441
    Van Lanschot Kempen NV...........................................  1,388     32,002
                                                                             ----------
TOTAL NETHERLANDS....................................................         6,202,683
                                                                             ----------
NEW ZEALAND -- (0.6%)
    Air New Zealand, Ltd............................................. 48,263     87,373
    Arvida Group, Ltd................................................ 15,354     14,857
    Briscoe Group, Ltd...............................................  9,711     22,716
    Chorus, Ltd...................................................... 38,110    129,579
    Delegat Group, Ltd...............................................  2,022     14,334
    Freightways, Ltd................................................. 12,013     59,267
    Genesis Energy, Ltd.............................................. 32,503     68,281
#   Gentrack Group, Ltd..............................................  4,745     15,512
    Hallenstein Glasson Holdings, Ltd................................  5,327     21,113
    Heartland Group Holdings, Ltd.................................... 38,867     40,818
    Infratil, Ltd.................................................... 59,825    189,030
    Investore Property, Ltd.......................................... 22,564     27,915
    Kathmandu Holdings, Ltd.......................................... 23,863     47,993
    Mainfreight, Ltd.................................................  4,689    120,794
    Metlifecare, Ltd................................................. 18,797     58,071
    New Zealand Refining Co., Ltd. (The)............................. 22,065     28,977
    NZME, Ltd........................................................ 14,069      3,592
#   NZX, Ltd......................................................... 32,614     26,966
    Oceania Healthcare, Ltd.......................................... 30,902     20,405
    PGG Wrightson, Ltd...............................................  1,057      1,666
*   Pushpay Holdings, Ltd............................................ 11,016     22,185
*   Restaurant Brands New Zealand, Ltd...............................  2,935     22,419
    Sanford, Ltd.....................................................  6,562     29,869
#   Scales Corp., Ltd................................................  8,503     28,481
    Skellerup Holdings, Ltd.......................................... 17,609     25,948
    SKY Network Television, Ltd...................................... 36,103     20,865
    SKYCITY Entertainment Group, Ltd................................. 62,747    157,202
#   Steel & Tube Holdings, Ltd....................................... 31,557     18,201
    Summerset Group Holdings, Ltd.................................... 14,504     61,126
*   Synlait Milk, Ltd................................................  5,821     35,063
    Tourism Holdings, Ltd............................................ 12,709     28,907
*   TOWER, Ltd....................................................... 13,924      6,073
    Trustpower, Ltd..................................................  4,827     26,126
    Vista Group International, Ltd................................... 12,811     32,014
    Warehouse Group, Ltd. (The)......................................  5,475      9,340
    Z Energy, Ltd.................................................... 29,327    100,708
                                                                             ----------
TOTAL NEW ZEALAND....................................................         1,623,786
                                                                             ----------
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA................................... 48,103     17,780
    AF Gruppen ASA...................................................  3,415     65,720
*   Akastor ASA...................................................... 20,811     23,599
*   Aker Solutions ASA............................................... 16,214     37,436
    American Shipping Co. ASA........................................  5,693     22,218
*   Archer, Ltd...................................................... 15,426      5,838
    Atea ASA.........................................................  7,139     90,204
    Austevoll Seafood ASA............................................  8,309     83,905
*   Avance Gas Holding, Ltd..........................................  4,699     21,465
*   Axactor SE....................................................... 19,390     37,572
#   B2Holding ASA.................................................... 15,191     13,453
    Bonheur ASA......................................................  2,524     49,864
    Borregaard ASA................................................... 12,564    121,053
    BW LPG, Ltd...................................................... 11,386     79,741

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
NORWAY -- (Continued)
*   BW Offshore, Ltd.................................................  10,768 $   82,241
    Data Respons ASA.................................................   7,099     28,174
    DNO ASA..........................................................  74,076     90,019
    Europris ASA.....................................................  21,503     58,356
#*  FLEX LNG, Ltd....................................................   3,636     33,719
*   Frontline, Ltd...................................................  11,339    119,290
#*  Funcom NV........................................................   4,499      6,569
    Grieg Seafood ASA................................................   5,477     67,168
*   Hexagon Composites ASA...........................................  13,175     44,528
#   Hoegh LNG Holdings, Ltd..........................................   8,753     33,826
*   Kongsberg Automotive ASA.........................................  47,061     24,516
    Kongsberg Gruppen ASA............................................     789     11,656
    Kvaerner ASA.....................................................  20,809     26,410
#*  NEL ASA.......................................................... 102,353     88,744
#*  Nordic Nanovector ASA............................................   5,457     12,275
#*  Nordic Semiconductor ASA.........................................  16,200     92,271
    Norway Royal Salmon ASA..........................................   1,435     33,912
#*  Norwegian Air Shuttle ASA........................................   4,848     23,570
*   Norwegian Finans Holding ASA.....................................  10,063     97,190
    Norwegian Property ASA...........................................     953      1,368
#   Ocean Yield ASA..................................................   5,542     30,990
*   Odfjell Drilling, Ltd............................................   9,723     28,202
*   Odfjell SE, Class A..............................................   1,000      3,145
    Olav Thon Eiendomsselskap ASA....................................   1,935     30,751
*   Otello Corp. ASA.................................................  22,618     37,986
#*  Panoro Energy ASA................................................   7,973     21,670
*   PGS ASA..........................................................  33,331     56,412
*   Prosafe SE.......................................................   9,316      7,300
#*  Protector Forsikring ASA.........................................   8,297     41,861
#*  REC Silicon ASA..................................................  26,008      8,718
    Sbanken ASA......................................................   8,254     58,643
    Scatec Solar ASA.................................................  10,093    112,282
    Selvaag Bolig ASA................................................   5,226     28,831
    Stolt-Nielsen, Ltd...............................................   2,682     33,029
    Treasure ASA.....................................................   1,741      2,580
    Veidekke ASA.....................................................  11,063    119,965
#   Wallenius Wilhelmsen ASA.........................................   7,933     17,305
    Wilh Wilhelmsen Holding ASA, Class A.............................   1,434     22,283
#*  XXL ASA..........................................................   7,246     14,853
                                                                              ----------
TOTAL NORWAY.........................................................          2,322,456
                                                                              ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA....................................................   7,954     48,552
    Banco Comercial Portugues SA, Class R............................ 915,426    207,595
#   CTT-Correios de Portugal SA......................................  16,912     54,069
    Mota-Engil SGPS SA...............................................  12,914     28,607
    Navigator Co. SA (The)...........................................  29,096    104,998
    NOS SGPS SA......................................................  35,021    208,211
    REN--Redes Energeticas Nacionais SGPS SA.........................  56,778    168,529
    Semapa-Sociedade de Investimento e Gestao........................   3,410     46,963
    Sonae Capital SGPS SA............................................   9,999      7,880
    Sonae SGPS SA.................................................... 128,614    129,763
                                                                              ----------
TOTAL PORTUGAL.......................................................          1,005,167
                                                                              ----------
SINGAPORE -- (1.3%)
    Accordia Golf Trust..............................................  65,600     27,710
    AEM Holdings, Ltd................................................  15,600     17,138
    Ascendas India Trust.............................................  80,400     96,258

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
SINGAPORE -- (Continued)
    Banyan Tree Holdings, Ltd........................................   7,000 $  2,288
    Best World International, Ltd....................................  33,400   24,821
    Boustead Projects, Ltd...........................................   6,600    4,586
    Boustead Singapore, Ltd..........................................  40,300   23,075
    Bukit Sembawang Estates, Ltd.....................................  22,400   79,959
    Bund Center Investment, Ltd......................................  27,000   11,096
    China Aviation Oil Singapore Corp., Ltd..........................  27,800   24,896
    China Sunsine Chemical Holdings, Ltd.............................  21,900   18,319
    Chip Eng Seng Corp., Ltd.........................................  45,000   20,352
    Chuan Hup Holdings, Ltd..........................................  87,000   16,919
    CITIC Envirotech, Ltd............................................  93,100   23,583
*   COSCO Shipping International Singapore Co., Ltd.................. 175,500   37,327
*   Creative Technology, Ltd.........................................   2,650    6,045
    CSE Global, Ltd..................................................  40,000   15,436
    Del Monte Pacific, Ltd...........................................  72,000    6,926
    Delfi, Ltd.......................................................  20,200   14,722
*   Ezion Holdings, Ltd.............................................. 243,320    2,880
#*  Ezra Holdings, Ltd............................................... 229,921    1,746
    Far East Orchard, Ltd............................................  11,239    9,657
    First Resources, Ltd.............................................  48,700   54,686
    Fragrance Group, Ltd.............................................  82,000    7,588
    Fraser and Neave, Ltd............................................  24,800   31,169
    Frencken Group, Ltd..............................................  41,100   20,789
    GK Goh Holdings, Ltd.............................................  17,813   10,669
    GL, Ltd..........................................................  53,000   30,792
    Golden Agri-Resources, Ltd....................................... 590,000   88,560
    GuocoLand, Ltd...................................................  28,200   41,619
*   Halcyon Agri Corp., Ltd..........................................  25,666    8,575
    Haw Par Corp., Ltd...............................................  12,100  119,146
    Health Management International, Ltd.............................  25,100   13,369
    Hi-P International, Ltd..........................................  20,600   21,699
    Ho Bee Land, Ltd.................................................  20,400   35,065
    Hong Fok Corp., Ltd..............................................  54,120   32,391
*   Hong Leong Asia, Ltd.............................................  16,000    7,339
    Hong Leong Finance, Ltd..........................................  26,300   50,810
    Hotel Grand Central, Ltd.........................................  43,574   42,242
    Hour Glass, Ltd. (The)...........................................  27,500   16,282
    Hutchison Port Holdings Trust.................................... 459,200   71,131
    Hwa Hong Corp., Ltd..............................................  59,000   13,671
*   Hyflux, Ltd......................................................  27,500      550
    Indofood Agri Resources, Ltd.....................................  28,000    6,592
    Japfa, Ltd.......................................................  29,200   10,513
    k1 Ventures, Ltd.................................................  24,000        0
    Keppel Infrastructure Trust...................................... 357,981  140,875
    Lian Beng Group, Ltd.............................................  32,800   12,185
    Mandarin Oriental International, Ltd.............................  29,400   48,431
    Metro Holdings, Ltd..............................................  49,200   33,606
*   Midas Holdings, Ltd.............................................. 114,000    3,017
*   mm2 Asia, Ltd....................................................  48,000    7,929
    NetLink NBN Trust................................................ 268,500  183,434
    OUE, Ltd.........................................................  24,500   26,096
    Oxley Holdings, Ltd..............................................  76,057   18,977
    Perennial Real Estate Holdings, Ltd..............................  20,600    8,248
*   Raffles Education Corp., Ltd.....................................  63,960    3,755
    Raffles Medical Group, Ltd.......................................  65,762   48,824
    Riverstone Holdings, Ltd.........................................  30,400   21,765
    SBS Transit, Ltd.................................................   8,500   25,295
    Sembcorp Industries, Ltd.........................................  53,000   88,981
*   Sembcorp Marine, Ltd.............................................  77,600   77,977

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SINGAPORE -- (Continued)
    Sheng Siong Group, Ltd...........................................  66,800 $   57,418
    SIA Engineering Co., Ltd.........................................  24,700     48,429
    SIIC Environment Holdings, Ltd...................................  58,600      9,715
    Sinarmas Land, Ltd............................................... 108,000     17,837
    Singapore Post, Ltd.............................................. 129,400     91,235
#   Singapore Press Holdings, Ltd.................................... 156,800    255,175
    Stamford Land Corp., Ltd.........................................  21,000      7,562
    StarHub, Ltd.....................................................  45,300     43,286
    Straits Trading Co., Ltd.........................................   7,100     10,798
    Sunningdale Tech, Ltd............................................  15,000     13,224
*   Swiber Holdings, Ltd.............................................  17,249        259
    Tuan Sing Holdings, Ltd..........................................  45,795     11,261
    UMS Holdings, Ltd................................................  31,250     18,418
    United Engineers, Ltd............................................  34,000     66,251
    United Industrial Corp., Ltd.....................................  16,800     35,792
    UOB-Kay Hian Holdings, Ltd.......................................  35,091     31,450
    Valuetronics Holdings, Ltd.......................................  29,800     14,752
    Venture Corp., Ltd...............................................  26,400    306,230
    Vicom, Ltd.......................................................   2,200     12,236
    Wing Tai Holdings, Ltd...........................................  45,470     67,813
    Yangzijiang Shipbuilding Holdings Ltd............................ 161,200    112,854
    Yeo Hiap Seng, Ltd...............................................   2,482      1,622
*   Yongnam Holdings, Ltd............................................  26,250      2,917
                                                                              ----------
TOTAL SINGAPORE......................................................          3,206,915
                                                                              ----------
SPAIN -- (2.0%)
    Acciona SA.......................................................   3,199    333,266
    Acerinox SA......................................................  16,658    156,175
    Alantra Partners SA..............................................   1,872     31,822
    Almirall SA......................................................   6,094    114,455
#*  Amper SA.........................................................  88,071     25,663
    Applus Services SA...............................................  11,492    138,874
    Atresmedia Corp. de Medios de Comunicacion SA....................  10,142     42,445
    Azkoyen SA.......................................................   2,184     16,710
    Bankinter SA.....................................................  36,554    253,169
    Bolsas y Mercados Espanoles SHMSF SA.............................   8,362    231,955
    Cellnex Telecom S.A..............................................   4,590    197,909
    Cia de Distribucion Integral Logista Holdings SA.................   3,876     81,268
    CIE Automotive SA................................................   7,242    180,379
    Construcciones y Auxiliar de Ferrocarriles SA....................   2,580    115,860
    Ebro Foods SA....................................................   9,691    212,745
*   eDreams ODIGEO SA................................................  10,043     46,142
    Elecnor SA.......................................................   4,118     47,550
    Enagas SA........................................................  12,968    320,888
    Ence Energia y Celulosa SA.......................................  14,110     55,718
    Ercros SA........................................................  10,095     25,734
    Euskaltel SA.....................................................   9,796     91,228
    Faes Farma SA....................................................  35,599    204,571
*   Fluidra SA.......................................................   4,554     56,831
    Fomento de Construcciones y Contratas SA.........................   7,020     84,945
*   Global Dominion Access SA........................................  11,493     48,249
    Grupo Catalana Occidente SA......................................   4,848    169,846
*   Grupo Empresarial San Jose SA....................................   2,273     17,594
#*  Grupo Ezentis SA.................................................  30,572     17,388
    Iberpapel Gestion SA.............................................     963     26,511
*   Indra Sistemas SA................................................  10,276     99,267
    Laboratorios Farmaceuticos Rovi SA...............................   1,642     40,067
    Liberbank SA..................................................... 249,756     80,012
*   Masmovil Ibercom SA..............................................   7,865    182,103

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SPAIN -- (Continued)
    Mediaset Espana Comunicacion SA.................................. 15,385 $   94,139
    Melia Hotels International SA.................................... 10,698     87,233
    Miquel y Costas & Miquel SA......................................  2,523     42,401
#*  Obrascon Huarte Lain SA.......................................... 18,131     20,904
*   Pharma Mar SA.................................................... 20,076     42,759
    Prim SA..........................................................    846     10,138
*   Promotora de Informaciones SA, Class A........................... 21,413     31,811
    Prosegur Cia de Seguridad SA..................................... 24,644     95,635
*   Quabit Inmobiliaria SA...........................................  9,552      8,362
*   Realia Business SA............................................... 40,885     40,341
    Sacyr S.A........................................................ 57,025    162,244
*   Solaria Energia y Medio Ambiente SA..............................  7,492     58,015
*   Talgo SA.........................................................  8,642     54,017
*   Tecnicas Reunidas SA.............................................  3,329     83,797
    Tubacex SA....................................................... 14,372     42,654
    Unicaja Banco SA................................................. 15,735     14,249
    Vidrala SA.......................................................  2,048    178,017
    Viscofan SA......................................................  4,359    236,403
    Vocento SA....................................................... 10,365     14,047
    Zardoya Otis SA.................................................. 16,103    122,094
                                                                             ----------
TOTAL SPAIN..........................................................         5,186,599
                                                                             ----------
SWEDEN -- (3.2%)
*   AcadeMedia AB....................................................  2,247     11,377
*   Adapteo Oyj......................................................  5,028     55,047
    AddLife AB, Class B..............................................  1,341     30,054
    AddNode Group AB.................................................  4,034     71,983
    AddTech AB, Class B..............................................  6,154    171,256
    AF POYRY AB......................................................  8,473    180,374
    Alimak Group AB..................................................  4,650     61,314
    Arjo AB, Class B................................................. 23,668     97,615
    Atrium Ljungberg AB, Class B.....................................  4,164     82,917
    Attendo AB....................................................... 10,224     52,205
    Avanza Bank Holding AB........................................... 13,185    112,490
    Beijer Alma AB...................................................  4,864     62,551
    Beijer Electronics Group AB......................................  3,083     16,021
    Beijer Ref AB....................................................  7,206    194,542
    Bergman & Beving AB..............................................  4,110     35,958
    Betsson AB....................................................... 15,720     77,430
    Bilia AB, Class A................................................ 10,967    110,058
#   BillerudKorsnas AB...............................................  8,832    106,223
    BioGaia AB, Class B..............................................  2,077     79,138
    Biotage AB.......................................................  6,310     65,183
    Bonava AB, Class B...............................................  9,951     95,973
    Bravida Holding AB............................................... 20,665    190,420
    Bufab AB.........................................................  4,911     53,564
#   Bulten AB........................................................  1,365      8,380
    Bure Equity AB...................................................  8,278    127,952
*   Byggmax Group AB.................................................  8,034     22,549
    Catena AB........................................................  2,748    100,658
    Clas Ohlson AB, Class B..........................................  4,505     43,347
    Cloetta AB, Class B.............................................. 38,522    130,803
*   Collector AB.....................................................  3,491     16,997
    Concentric AB....................................................  5,416     72,412
    Coor Service Management Holding AB...............................  5,059     43,243
    Corem Property Group AB, Class B................................. 17,834     39,750
    Dios Fastigheter AB.............................................. 12,748    106,201
    Dometic Group AB................................................. 19,199    178,248
    Duni AB..........................................................  5,155     69,140

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SWEDEN -- (Continued)
    Dustin Group AB..................................................  7,661 $ 61,077
    Eastnine AB......................................................  3,095   37,903
#   Elanders AB, Class B.............................................  1,738   14,964
#*  Eltel AB.........................................................  2,122    4,584
*   Enea AB..........................................................  2,398   40,502
    eWork Group AB...................................................  1,140    8,148
    Fagerhult AB.....................................................  9,072   53,827
    FastPartner AB...................................................  4,631   39,256
    Fenix Outdoor International AG...................................    523   48,886
#*  Fingerprint Cards AB, Class B.................................... 39,853   74,136
    Granges AB....................................................... 10,797  105,101
    Gunnebo AB.......................................................  9,405   23,578
    Haldex AB........................................................  4,760   23,965
#   Heba Fastighets AB, Class B......................................  4,330   35,476
*   Hembla AB........................................................  3,895   86,865
    Hemfosa Fastigheter AB........................................... 17,268  177,947
    HIQ International AB.............................................  6,152   30,488
    HMS Networks AB..................................................  2,545   32,712
#*  Hoist Finance AB.................................................  7,538   41,369
    Humana AB........................................................  3,640   21,857
*   International Petroleum Corp.....................................  9,696   32,904
    Inwido AB........................................................  8,536   56,878
#*  ITAB Shop Concept AB, Class B....................................  1,515    2,881
    JM AB............................................................  8,446  216,359
    Kindred Group P.L.C.............................................. 23,558  170,922
    Klovern AB, Class B.............................................. 70,588  123,297
    KNOW IT AB.......................................................  2,857   56,238
    Kungsleden AB.................................................... 23,412  212,751
    Lagercrantz Group AB, Class B....................................  8,330  107,175
    Lindab International AB.......................................... 14,073  157,412
    Loomis AB, Class B...............................................  5,762  223,101
*   Medivir AB, Class B..............................................  1,986    4,798
*   Mekonomen AB.....................................................  5,111   43,536
*   Modern Times Group MTG AB, Class B...............................  2,501   23,193
    Momentum Group AB, Class B.......................................  3,336   35,865
#   Mycronic AB......................................................  7,486  124,606
    Nederman Holding AB..............................................  2,831   34,940
    NetEnt AB........................................................ 27,545   77,919
    New Wave Group AB, Class B.......................................  6,935   40,349
    Nobia AB......................................................... 16,346  104,369
    Nobina AB........................................................ 12,314   78,003
    Nolato AB, Class B...............................................  2,054  115,085
    Nordic Entertainment Group AB, Class B...........................    608   17,283
    Nordic Waterproofing Holding A.S.................................  2,253   21,970
    NP3 Fastigheter AB...............................................  4,739   48,923
*   Nyfosa AB........................................................ 21,554  144,040
    OEM International AB, Class B....................................  1,480   31,286
    Opus Group AB.................................................... 18,472    9,995
    Peab AB.......................................................... 19,371  163,345
    Platzer Fastigheter Holding AB, Class B..........................  6,591   66,005
    Pricer AB, Class B............................................... 16,074   24,029
    Proact IT Group AB...............................................    775   12,253
*   Qliro Group AB...................................................  9,126    8,146
    Ratos AB, Class B................................................ 27,304   70,465
*   RaySearch Laboratories AB........................................  2,968   47,644
#   Recipharm AB, Class B............................................  6,960   99,116
    Resurs Holding AB................................................ 11,633   68,508
    Rottneros AB.....................................................  8,130    9,111
    Sagax AB, Class B................................................  8,280   95,371

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SWEDEN -- (Continued)
*   SAS AB...........................................................  47,741 $   74,646
    Scandi Standard AB...............................................   8,278     60,924
    Scandic Hotels Group AB..........................................   9,661     92,958
    Sectra AB, Class B...............................................   2,449     81,544
    Sintercast AB....................................................   1,032     13,785
    SkiStar AB.......................................................   6,071     72,855
    Sweco AB, Class B................................................   3,413    120,085
    Systemair AB.....................................................   2,722     39,165
    Thule Group AB...................................................  10,488    213,577
    Troax Group AB...................................................   4,497     50,138
    VBG Group AB, Class B............................................   1,326     19,440
    Vitrolife AB.....................................................   6,097     95,129
    Wihlborgs Fastigheter AB.........................................  16,126    243,991
                                                                              ----------
TOTAL SWEDEN.........................................................          8,094,322
                                                                              ----------
SWITZERLAND -- (4.7%)
    Allreal Holding AG...............................................   2,124    413,860
    ALSO Holding AG..................................................     779    115,965
*   ams AG...........................................................   8,754    393,340
    APG SGA SA.......................................................     152     44,887
    Arbonia AG.......................................................   6,387     80,207
*   Aryzta AG........................................................  77,285     61,050
    Ascom Holding AG.................................................   4,196     41,607
#   Autoneum Holding AG..............................................     308     34,552
    Banque Cantonale de Geneve.......................................     255     51,070
    Banque Cantonale Vaudoise........................................     192    150,551
    Belimo Holding AG................................................      49    307,353
    Bell Food Group AG...............................................     220     60,436
    Bellevue Group AG................................................   1,225     27,919
    Berner Kantonalbank AG...........................................     559    123,264
    BFW Liegenschaften AG............................................     329     14,568
    BKW AG...........................................................   2,443    180,315
#   Bobst Group SA...................................................     950     49,898
    Bossard Holding AG, Class A......................................     618     98,147
    Bucher Industries AG.............................................     839    259,689
    Burckhardt Compression Holding AG................................      73     17,397
    Burkhalter Holding AG............................................     430     34,037
    Calida Holding AG................................................     895     29,485
    Carlo Gavazzi Holding AG.........................................      62     16,658
    Cembra Money Bank AG.............................................   3,288    348,677
    Cham Group AG....................................................      60     26,067
    Cicor Technologies, Ltd..........................................     259     12,184
    Cie Financiere Tradition SA......................................     144     15,034
    Clariant AG......................................................   3,745     76,819
    Coltene Holding AG...............................................     358     29,311
    Conzzeta AG......................................................     145    126,416
    Daetwyler Holding AG.............................................     816    140,630
    DKSH Holding AG..................................................   1,480     70,375
    dormakaba Holding AG.............................................     332    212,670
*   Dottikon Es Holding AG...........................................      12      5,619
    Dufry AG.........................................................   1,233    107,241
#   EFG International AG.............................................  11,761     74,319
    Emmi AG..........................................................     260    220,195
    Energiedienst Holding AG.........................................   1,000     31,931
#*  Evolva Holding SA................................................ 115,096     18,792
    Feintool International Holding AG................................     183     11,004
    Flughafen Zurich AG..............................................   2,243    404,171
    Forbo Holding AG.................................................     130    207,154
*   GAM Holding AG...................................................  23,150     77,279

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
SWITZERLAND -- (Continued)
    Georg Fischer AG.................................................    507 $484,211
    Gurit Holding AG.................................................     63   89,985
    Helvetia Holding AG..............................................  3,458  485,736
    Hiag Immobilien Holding AG.......................................    778   83,265
#*  HOCHDORF Holding AG..............................................    130   10,848
    Huber & Suhner AG................................................  1,759  117,190
    Hypothekarbank Lenzburg AG.......................................      6   27,251
#   Implenia AG......................................................  2,488   94,818
    Inficon Holding AG...............................................    226  162,135
    Interroll Holding AG.............................................     80  165,531
    Intershop Holding AG.............................................    164   90,206
    Investis Holding SA..............................................    526   41,019
    Jungfraubahn Holding AG..........................................    350   54,607
    Kardex AG........................................................    792  115,093
#   Komax Holding AG.................................................    474  100,866
#   Kudelski SA......................................................  6,965   40,486
*   Lastminute.com NV................................................    995   41,263
    LEM Holding SA...................................................     50   59,155
    Liechtensteinische Landesbank AG.................................  1,370   90,463
    Logitech International SA........................................    830   34,069
    Luzerner Kantonalbank AG.........................................    401  167,622
#*  Meier Tobler Group AG............................................    174    2,452
    Metall Zug AG....................................................     26   52,192
    Mobilezone Holding AG............................................  5,469   59,457
    Mobimo Holding AG................................................    884  249,302
    OC Oerlikon Corp. AG............................................. 23,783  244,065
*   Orascom Development Holding AG...................................  1,611   24,197
    Orior AG.........................................................    755   66,372
    Phoenix Mecano AG................................................     71   31,609
    Plazza AG, Class A...............................................    231   60,665
    PSP Swiss Property AG............................................  5,203  688,695
    Rieter Holding AG................................................    383   52,207
    Romande Energie Holding SA.......................................     38   45,438
    Schaffner Holding AG.............................................     70   14,956
#*  Schmolz + Bickenbach AG.......................................... 75,342   19,960
    Schweiter Technologies AG........................................    122  125,388
    SFS Group AG.....................................................  1,898  168,141
    Siegfried Holding AG.............................................    467  190,363
    St Galler Kantonalbank AG........................................    312  136,587
    Sulzer AG........................................................  2,117  214,097
#   Sunrise Communications Group AG..................................  3,864  300,640
    Swiss Prime Site AG..............................................    390   40,198
    Swissquote Group Holding SA......................................  1,186   51,740
    Tamedia AG.......................................................    438   41,120
    Thurgauer Kantonalbank...........................................    118   12,680
    u-blox Holding AG................................................    798   64,684
    Valiant Holding AG...............................................  1,754  178,154
    Valora Holding AG................................................    456  130,597
    Varia US Properties AG...........................................    277   11,040
    VAT Group AG.....................................................  3,009  442,418
    Vaudoise Assurances Holding SA...................................    144   79,758
    Vetropack Holding AG.............................................     26   70,587
*   Von Roll Holding AG..............................................  1,435    1,314
    Vontobel Holding AG..............................................  2,821  164,474
    VP Bank AG.......................................................    364   56,786
    VZ Holding AG....................................................    304   84,927
    Walliser Kantonalbank............................................    485   55,558
    Warteck Invest AG................................................     28   57,897
#   Ypsomed Holding AG...............................................    468   69,433

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
    Zehnder Group AG.................................................   1,401 $    61,242
    Zug Estates Holding AG, Class B..................................      26      52,995
    Zuger Kantonalbank AG............................................      15      91,528
                                                                              -----------
TOTAL SWITZERLAND....................................................          11,943,875
                                                                              -----------
UNITED KINGDOM -- (15.9%)
    4imprint Group P.L.C.............................................   4,059     156,196
    888 Holdings P.L.C...............................................  21,753      50,609
    A.G. Barr P.L.C..................................................  11,359      81,674
    AA P.L.C.........................................................  61,811      35,246
    Advanced Medical Solutions Group PLC.............................   3,253      10,295
    Afren P.L.C......................................................  57,931           0
    Aggreko P.L.C....................................................  29,652     303,993
    Alliance Pharma P.L.C............................................  16,027      15,324
*   Amerisur Resources P.L.C.........................................  57,940      14,364
    Anglo Pacific Group P.L.C........................................  21,303      52,751
    Anglo-Eastern Plantations P.L.C..................................   1,293       7,710
    Arrow Global Group P.L.C.........................................  17,804      54,798
    Ashmore Group P.L.C..............................................  37,560     226,549
*   ASOS P.L.C.......................................................   1,398      64,265
    AVEVA Group P.L.C................................................     620      33,595
    Avon Rubber P.L.C................................................   4,443     102,159
    B&M European Value Retail SA.....................................  80,882     388,022
    Babcock International Group P.L.C................................  43,323     311,154
    Balfour Beatty P.L.C.............................................  85,249     248,418
    Bank of Georgia Group P.L.C......................................   4,639      78,298
    BBA Aviation P.L.C............................................... 131,014     515,426
    BCA Marketplace P.L.C............................................  12,462      38,101
    Beazley P.L.C....................................................  52,651     400,164
    Bellway P.L.C....................................................  15,114     618,607
    Biffa P.L.C......................................................   1,535       5,063
    Bloomsbury Publishing P.L.C......................................   7,374      23,846
    Bodycote P.L.C...................................................  23,492     217,816
*   Boohoo Group P.L.C...............................................  69,287     236,849
    Bovis Homes Group P.L.C..........................................  25,941     393,063
    Brewin Dolphin Holdings P.L.C....................................  56,636     244,151
    Britvic P.L.C....................................................  28,735     367,228
    Burford Capital, Ltd.............................................   3,837      43,685
*   Cairn Energy P.L.C............................................... 122,323     282,632
*   Capita P.L.C.....................................................  27,099      54,817
    Capital & Counties Properties P.L.C..............................  75,980     251,125
    Card Factory P.L.C...............................................  36,595      80,296
    CareTech Holdings P.L.C..........................................   7,586      39,020
    Carr's Group P.L.C...............................................   4,336       7,870
    Castings P.L.C...................................................   4,744      23,173
    Centamin P.L.C................................................... 133,441     201,850
    Central Asia Metals P.L.C........................................   4,212      11,452
    Charles Taylor P.L.C.............................................  11,474      47,520
    Chemring Group P.L.C.............................................  40,809     106,159
    Chesnara P.L.C...................................................  14,664      49,305
    Cineworld Group P.L.C............................................  74,014     213,276
*   Circassia Pharmaceuticals P.L.C..................................  12,752       2,804
    City of London Investment Group P.L.C............................   1,712       9,444
    Clarkson P.L.C...................................................   4,914     180,000
    Clipper Logistics P.L.C..........................................   3,172       9,043
    Close Brothers Group P.L.C.......................................  22,610     405,425
    CLS Holdings P.L.C...............................................  19,418      63,687
    CMC Markets P.L.C................................................  10,400      17,514
    Coats Group PLC..................................................  24,044      22,193

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
UNITED KINGDOM -- (Continued)
    Cobham P.L.C..................................................... 279,500 $571,712
    Computacenter P.L.C..............................................   8,394  148,543
*   Connect Group P.L.C..............................................  19,192    7,586
    Consort Medical P.L.C............................................   6,095   57,604
    ConvaTec Group P.L.C............................................. 118,261  302,124
    Costain Group P.L.C..............................................  10,708   23,110
    Countryside Properties P.L.C.....................................  39,834  182,318
*   Countrywide P.L.C................................................  13,538      772
    Cranswick P.L.C..................................................   8,850  355,781
    Crest Nicholson Holdings P.L.C...................................  27,257  137,347
    CVS Group P.L.C..................................................   2,091   26,181
    Daejan Holdings P.L.C............................................   1,099   69,199
    Daily Mail & General Trust P.L.C., Class A.......................  15,598  177,621
    Dart Group P.L.C.................................................   4,789   78,440
    De La Rue P.L.C..................................................  13,471   27,445
    Debenhams P.L.C.................................................. 107,504        0
    Devro P.L.C......................................................  27,112   56,316
    DFS Furniture P.L.C..............................................  14,654   44,384
*   Dialight P.L.C...................................................   1,573    6,428
    Dignity P.L.C....................................................   5,679   40,641
    Diploma P.L.C....................................................  18,909  391,451
    DiscoverIE Group P.L.C...........................................   8,605   50,374
    Dixons Carphone P.L.C............................................  90,246  153,469
    Domino's Pizza Group P.L.C.......................................  57,872  214,453
    Drax Group P.L.C.................................................  48,358  185,907
    Dunelm Group P.L.C...............................................   9,198   94,190
*   EI Group P.L.C...................................................  65,091  237,723
*   EKF Diagnostics Holdings P.L.C...................................  28,411   12,531
    Electrocomponents P.L.C..........................................  71,675  632,397
    Elementis P.L.C.................................................. 101,146  194,645
    EMIS Group P.L.C.................................................   3,520   49,061
*   EnQuest P.L.C.................................................... 139,312   32,116
    Entertainment One, Ltd...........................................  36,132  260,945
    Equiniti Group P.L.C.............................................  37,908  105,903
    Essentra P.L.C...................................................  31,057  153,220
    Euromoney Institutional Investor P.L.C...........................  11,592  211,878
    FDM Group Holdings P.L.C.........................................   7,070   66,075
    Ferrexpo P.L.C...................................................  32,548   53,334
    Fevertree Drinks P.L.C...........................................   8,258  198,985
    Findel P.L.C.....................................................   5,420   13,540
*   Firstgroup P.L.C................................................. 218,529  365,526
    Forterra P.L.C...................................................   6,878   23,799
*   Foxtons Group P.L.C..............................................  34,139   28,936
    Fuller Smith & Turner P.L.C., Class A............................   4,390   59,244
    Future P.L.C.....................................................   1,569   30,786
    G4S P.L.C........................................................ 172,346  462,222
    Galliford Try P.L.C..............................................  12,367  117,379
    Games Workshop Group P.L.C.......................................   5,956  344,876
*   Gamesys Group P.L.C..............................................   7,493   78,520
    Gamma Communications P.L.C.......................................   1,279   19,739
*   Gem Diamonds, Ltd................................................  14,716   11,915
    Genel Energy P.L.C...............................................  14,140   34,971
    Genus P.L.C......................................................   1,195   44,898
*   Georgia Capital P.L.C............................................   3,318   41,861
    Global Ports Holding P.L.C.......................................     952    3,589
    Go-Ahead Group P.L.C. (The)......................................   9,061  239,828
    GoCo Group P.L.C.................................................  37,856   47,492
    Gooch & Housego P.L.C............................................     327    4,710
    Grafton Group P.L.C..............................................  28,271  286,279

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
UNITED KINGDOM -- (Continued)
    Grainger P.L.C...................................................  61,226 $203,597
    Greencore Group P.L.C............................................  81,784  245,883
    Greggs P.L.C.....................................................  12,305  283,030
    Gulf Keystone Petroleum, Ltd.....................................  29,820   79,334
*   Gulf Marine Services P.L.C.......................................  28,057    3,005
    GVC Holdings P.L.C...............................................   6,400   73,835
    Gym Group P.L.C. (The)...........................................  13,715   46,432
    Halfords Group P.L.C.............................................  23,225   47,669
    Hastings Group Holdings P.L.C....................................  20,829   49,056
    Hays P.L.C....................................................... 213,094  433,661
    Headlam Group P.L.C..............................................  13,204   82,410
    Helical P.L.C....................................................  12,533   63,551
    Henry Boot P.L.C.................................................  13,323   43,271
    Highland Gold Mining, Ltd........................................  21,679   57,323
    Hikma Pharmaceuticals P.L.C......................................   1,662   43,283
    Hill & Smith Holdings P.L.C......................................  14,461  245,269
    Hilton Food Group P.L.C..........................................   5,673   74,905
    Hiscox, Ltd......................................................  25,046  483,666
    Hochschild Mining P.L.C..........................................  28,868   75,057
    Hollywood Bowl Group P.L.C.......................................  14,164   43,670
    HomeServe P.L.C..................................................  30,314  455,333
*   Horizon Discovery Group P.L.C....................................   8,929   18,989
    Hostelworld Group P.L.C..........................................   3,747    5,669
    Howden Joinery Group P.L.C.......................................  84,872  635,206
    Hunting P.L.C....................................................  29,847  152,527
    Huntsworth P.L.C.................................................  34,607   40,275
*   Hurricane Energy P.L.C...........................................  61,503   33,833
    Hyve Group P.L.C................................................. 125,220  126,438
    Ibstock P.L.C....................................................  41,807  130,640
    IG Group Holdings P.L.C..........................................  38,741  318,738
    IMI P.L.C........................................................  29,279  380,749
    Inchcape P.L.C...................................................  50,511  422,300
*   Indivior P.L.C...................................................  64,365   32,606
    Inmarsat P.L.C...................................................  28,640  204,316
    Intermediate Capital Group P.L.C.................................  31,925  614,421
*   International Ferro Metals, Ltd..................................   5,038        0
    International Personal Finance P.L.C.............................  23,747   40,884
    Interserve P.L.C.................................................  22,564        0
    iomart Group P.L.C...............................................   2,962   14,133
*   IP Group P.L.C...................................................  51,478   37,374
    IWG P.L.C........................................................  71,127  354,302
    J D Wetherspoon P.L.C............................................  14,749  279,372
    James Fisher & Sons P.L.C........................................   6,723  169,042
    James Halstead P.L.C.............................................   5,913   38,832
    JD Sports Fashion P.L.C..........................................   5,820   57,895
    John Laing Group P.L.C...........................................  30,937  146,495
    John Menzies P.L.C...............................................  11,780   62,074
    John Wood Group P.L.C............................................  53,018  232,783
    Johnson Service Group P.L.C......................................   8,968   20,677
    Jupiter Fund Management P.L.C....................................  40,646  180,461
*   Just Group P.L.C.................................................  54,377   42,886
    Kainos Group P.L.C...............................................   6,118   40,360
    KAZ Minerals P.L.C...............................................  20,078  122,703
    Keller Group P.L.C...............................................  12,297   82,621
#   Kier Group P.L.C.................................................  31,248   45,960
    Kin & Carta P.L.C................................................  23,381   28,808
*   Lamprell P.L.C...................................................  23,029   13,183
    Lancashire Holdings, Ltd.........................................  24,613  227,282
    Liontrust Asset Management P.L.C.................................   3,244   34,287

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
UNITED KINGDOM -- (Continued)
    Lookers P.L.C....................................................  40,298 $ 25,912
    Low & Bonar P.L.C................................................  81,230   14,992
    LSL Property Services P.L.C......................................  11,392   35,412
    M&C Saatchi P.L.C................................................   3,423    7,320
    Macfarlane Group P.L.C...........................................   6,000    7,780
    Man Group P.L.C.................................................. 176,060  327,678
    Marshalls P.L.C..................................................  23,707  217,997
    Marston's P.L.C..................................................  82,294  131,504
    McBride P.L.C....................................................  30,429   28,027
    McCarthy & Stone P.L.C...........................................  44,347   83,995
    McColl's Retail Group P.L.C......................................     626      370
    Mears Group P.L.C................................................  19,018   62,709
    Mediclinic International P.L.C...................................  10,814   51,282
    Meggitt P.L.C....................................................  51,514  416,817
    Merlin Entertainments P.L.C......................................  73,419  432,545
*   Metro Bank P.L.C.................................................   1,363    3,585
    Midwich Group P.L.C..............................................   1,611   10,544
*   Mitchells & Butlers P.L.C........................................  30,648  169,080
    Mitie Group P.L.C................................................  57,884  118,561
    MJ Gleeson P.L.C.................................................   4,098   42,516
    Moneysupermarket.com Group P.L.C.................................  59,239  263,593
    Morgan Advanced Materials P.L.C..................................  49,456  150,920
    Morgan Sindall Group P.L.C.......................................   6,967  115,617
    Morses Club P.L.C................................................   4,600    7,747
    Motorpoint group P.L.C...........................................   7,418   23,584
    MP Evans Group P.L.C.............................................     799    6,872
    N Brown Group P.L.C..............................................  29,795   48,179
    Naked Wines P.L.C................................................   3,918   13,054
    National Express Group P.L.C.....................................  70,707  409,094
    NCC Group P.L.C..................................................  31,420   76,334
    New World Resources P.L.C........................................   1,390        0
    Next Fifteen Communications Group P.L.C..........................   1,654   10,652
    Non-Standard Finance P.L.C.......................................  27,059   12,562
    Norcros P.L.C....................................................   7,961   24,305
    Northgate P.L.C..................................................  17,729   79,133
    Numis Corp. P.L.C................................................   6,616   19,756
    On the Beach Group P.L.C.........................................   8,810   51,237
    OneSavings Bank P.L.C............................................  20,492   95,590
    Oxford Instruments P.L.C.........................................   6,836  114,914
    Pagegroup P.L.C..................................................  33,456  192,765
*   Pan African Resources P.L.C...................................... 263,769   41,370
    Paragon Banking Group P.L.C......................................  33,085  215,670
    Park Group P.L.C.................................................  13,054    8,619
    PayPoint P.L.C...................................................   7,784   92,274
    Pendragon P.L.C.................................................. 178,766   33,386
    Pennon Group P.L.C...............................................  51,927  603,736
*   Petra Diamonds, Ltd.............................................. 139,574   15,385
    Petrofac, Ltd....................................................  23,955  119,556
*   Petropavlovsk P.L.C.............................................. 432,055   56,331
    Pets at Home Group P.L.C.........................................  63,261  168,491
    Pharos Energy P.L.C..............................................  20,801   15,733
    Phoenix Group Holdings P.L.C.....................................  23,251  212,378
    Photo-Me International P.L.C.....................................  40,883   48,587
    Playtech P.L.C...................................................  34,619  176,206
    Polar Capital Holdings P.L.C.....................................   2,356   15,367
    Polypipe Group P.L.C.............................................  24,923  146,166
    Porvair P.L.C....................................................   3,538   27,421
#   Premier Asset Management Group P.L.C.............................   3,000    6,996
*   Premier Foods P.L.C.............................................. 101,428   42,478

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
UNITED KINGDOM -- (Continued)
*   Premier Oil P.L.C................................................  87,623 $ 94,153
    Provident Financial P.L.C........................................  11,031   62,987
*   PureTech Health P.L.C............................................  15,992   51,347
    PZ Cussons P.L.C.................................................  28,826   75,236
    QinetiQ Group P.L.C..............................................  63,787  260,037
    Quilter P.L.C.................................................... 172,293  305,700
    Rank Group P.L.C.................................................  17,299   54,648
    Rathbone Brothers P.L.C..........................................   6,710  180,563
*   Raven Property Group, Ltd........................................  27,995   14,749
    Reach P.L.C......................................................  48,158   61,489
    Redde P.L.C......................................................   9,745   14,146
    Redrow P.L.C.....................................................  38,559  300,600
    Renew Holdings P.L.C.............................................   4,833   23,994
    Renewi P.L.C..................................................... 163,917   62,799
    Renishaw P.L.C...................................................   4,127  202,874
*   Renold P.L.C.....................................................  15,469    4,611
    Restaurant Group P.L.C. (The)....................................  43,802   77,131
    Rhi Magnesita NV.................................................   1,651   74,541
    Rhi Magnesita NV.................................................   1,335   60,167
    Ricardo P.L.C....................................................  10,119   83,624
    RM P.L.C.........................................................   8,839   33,226
    Robert Walters P.L.C.............................................   9,655   66,297
*   Rockhopper Exploration P.L.C.....................................  27,308    6,202
    Rotork P.L.C.....................................................  97,235  379,719
    Royal Mail P.L.C.................................................  18,080   49,475
    RPS Group P.L.C..................................................  39,439   71,980
    S&U P.L.C........................................................     354    9,707
    Saga P.L.C....................................................... 103,064   62,667
*   San Leon Energy P.L.C............................................  13,775    5,079
    Sanne Group P.L.C................................................   5,284   36,124
*   Savannah Petroleum P.L.C.........................................  69,764   21,359
    Savills P.L.C....................................................  16,461  195,556
    Scapa Group P.L.C................................................  14,247   41,188
    SDL P.L.C........................................................  12,706   86,957
    Senior P.L.C.....................................................  81,040  193,931
    Severfield P.L.C.................................................  28,520   28,516
    SIG P.L.C........................................................ 110,955  161,762
*   Sirius Minerals P.L.C............................................  44,278    1,649
    Smart Metering Systems P.L.C.....................................   2,574   15,808
    Softcat P.L.C....................................................  10,872  132,502
    Sophos Group P.L.C...............................................   2,149   15,807
    Spectris P.L.C...................................................  16,230  503,156
    Speedy Hire P.L.C................................................  40,705   28,415
    Spire Healthcare Group P.L.C.....................................   9,430   14,273
    Spirent Communications P.L.C.....................................  86,637  222,990
*   Sportech P.L.C...................................................  13,686    5,763
*   Sports Direct International P.L.C................................  21,667   86,699
    SSP Group P.L.C..................................................  45,363  374,071
    St. Modwen Properties P.L.C......................................  33,188  193,722
    Stagecoach Group P.L.C...........................................  35,849   63,685
    SThree P.L.C.....................................................  13,227   48,833
    Stobart Group, Ltd...............................................  37,553   58,004
    Stock Spirits Group P.L.C........................................  24,762   65,659
    Strix Group P.L.C................................................  11,774   26,545
    STV Group P.L.C..................................................   2,950   15,066
    Superdry P.L.C...................................................   4,673   24,814
    Synthomer P.L.C..................................................  54,123  195,403
    T Clarke P.L.C...................................................   3,989    5,177
    TalkTalk Telecom Group P.L.C.....................................  65,683   95,260

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- ------------
UNITED KINGDOM -- (Continued)
    Tate & Lyle P.L.C................................................  97,587 $    851,182
    Ted Baker P.L.C..................................................   5,303       27,932
    Telecom Plus P.L.C...............................................   8,996      140,345
#*  Telit Communications P.L.C.......................................  10,362       21,966
    Thomas Cook Group P.L.C.......................................... 133,576            0
    Topps Tiles P.L.C................................................  21,096       20,588
    TP ICAP P.L.C....................................................  65,033      289,168
    Travis Perkins P.L.C.............................................  30,403      564,709
    Trifast P.L.C....................................................  13,605       28,424
    TT Electronics P.L.C.............................................  18,437       55,409
    Tullow Oil P.L.C................................................. 184,058      491,862
    Tyman P.L.C......................................................   5,033       13,836
    U & I Group P.L.C................................................  21,649       38,861
    UDG Healthcare P.L.C.............................................  20,860      209,106
    Ultra Electronics Holdings P.L.C.................................  11,545      291,602
    Urban & Civic P.L.C..............................................   4,334       18,526
    Vectura Group P.L.C..............................................  73,436       83,913
    Vertu Motors P.L.C...............................................  37,928       20,283
    Vesuvius P.L.C...................................................  26,623      137,758
    Victrex P.L.C....................................................  13,540      384,651
    Virgin Money UK P.L.C............................................  74,935      133,337
    Vitec Group P.L.C. (The).........................................   4,188       68,099
#*  Volex P.L.C......................................................   1,534        1,927
    Volution Group P.L.C.............................................  11,784       30,469
    Vp P.L.C.........................................................   3,850       42,775
    Watkin Jones P.L.C...............................................   6,122       18,633
    Weir Group P.L.C (The)...........................................     122        2,131
    WH Smith P.L.C...................................................  12,939      366,659
    William Hill P.L.C............................................... 150,812      386,105
    Wilmington P.L.C.................................................   6,879       19,694
    Wincanton P.L.C..................................................  15,401       49,898
*   Wizz Air Holdings P.L.C..........................................     622       30,802
*   Xaar P.L.C.......................................................  10,372        6,376
    XP Power, Ltd....................................................   1,056       36,051
                                                                              ------------
TOTAL UNITED KINGDOM.................................................           40,354,907
                                                                              ------------
TOTAL COMMON STOCKS..................................................          241,326,582
                                                                              ------------
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
    Biotest AG.......................................................   2,447       59,473
    Draegerwerk AG & Co. KGaA........................................   1,057       61,951
    Fuchs Petrolub SE................................................   6,347      270,409
    Jungheinrich AG..................................................   5,624      142,682
    Sixt SE..........................................................   1,905      128,888
    STO SE & Co. KGaA................................................     368       40,260
    Villeroy & Boch AG...............................................   1,074       16,830
                                                                              ------------
TOTAL GERMANY........................................................              720,493
                                                                              ------------
UNITED KINGDOM -- (0.0%)
    Mcbride P.L.C.................................................... 547,722          709
                                                                              ------------
TOTAL PREFERRED STOCKS...............................................              721,202
                                                                              ------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRIA -- (0.0%)
*   Intercell AG Rights 05/16/13.....................................   2,073            0
                                                                              ------------

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                         SHARES     VALUE>>
                                                                        --------- ------------
CANADA -- (0.0%)
#*    DHX Media, Ltd. Rights 11/15/19..................................     9,928 $        641
#*    Pan American Silver Corp. Rights 02/22/29........................    19,894        5,038
*     Tervita Corp. Warrants 07/19/20..................................       156            1
                                                                                  ------------
TOTAL CANADA...........................................................                  5,680
                                                                                  ------------
ITALY -- (0.0%)
*     Mediaset SpA Rights 11/06/19.....................................    41,897        4,159
                                                                                  ------------
NORWAY -- (0.0%)
*     XXL ASA Rights 10/25/19..........................................       797          338
                                                                                  ------------
SINGAPORE -- (0.0%)
*     Ezion Holdings, Ltd. Warrants 04/16/23...........................    61,932            0
                                                                                  ------------
SPAIN -- (0.0%)
*     Vidrala S.A. Rights 11/11/19.....................................     2,048        8,759
                                                                                  ------------
TOTAL RIGHTS/WARRANTS..................................................                 18,936
                                                                                  ------------
TOTAL INVESTMENT SECURITIES
  (Cost $240,095,711)..................................................            242,066,720
                                                                                  ------------
                                                                                    VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (4.9%)
@(S)  The DFA Short Term Investment Fund............................... 1,087,158   12,579,510
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $252,674,131)..................................................           $254,646,230
                                                                                  ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- -----------
Common Stocks
   Australia................................. $    13,988 $15,534,717   --    $15,548,705
   Austria...................................          --   3,088,591   --      3,088,591
   Belgium...................................     282,340   4,346,461   --      4,628,801
   Canada....................................  21,543,410      69,281   --     21,612,691
   China.....................................          --      16,645   --         16,645
   Denmark...................................          --   4,353,519   --      4,353,519
   Finland...................................          --   5,786,662   --      5,786,662
   France....................................          --  11,126,971   --     11,126,971
   Germany...................................          --  15,727,306   --     15,727,306
   Hong Kong.................................      25,728   6,138,306   --      6,164,034
   Ireland...................................          --     541,117   --        541,117
   Israel....................................          --   3,061,322   --      3,061,322
   Italy.....................................      46,849  10,510,047   --     10,556,896
   Japan.....................................      44,208  59,128,404   --     59,172,612
   Netherlands...............................          --   6,202,683   --      6,202,683
   New Zealand...............................          --   1,623,786   --      1,623,786
   Norway....................................          --   2,322,456   --      2,322,456
   Portugal..................................          --   1,005,167   --      1,005,167
   Singapore.................................          --   3,206,915   --      3,206,915
   Spain.....................................          --   5,186,599   --      5,186,599
   Sweden....................................      32,904   8,061,418   --      8,094,322
   Switzerland...............................          --  11,943,875   --     11,943,875

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
   United Kingdom............................          -- $ 40,354,907   --    $ 40,354,907
Preferred Stocks
   Germany...................................          --      720,493   --         720,493
   United Kingdom............................          --          709   --             709
Rights/Warrants
   Canada....................................          --        5,680   --           5,680
   Italy.....................................          --        4,159   --           4,159
   Norway....................................          --          338   --             338
   Spain.....................................          --        8,759   --           8,759
Securities Lending Collateral................          --   12,579,510   --      12,579,510
                                              ----------- ------------   --    ------------
TOTAL........................................ $21,989,427 $232,656,803   --    $254,646,230
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                       SHARES      VALUE+
                                                                      --------- ------------
COMMON STOCKS -- (99.2%)
COMMUNICATION SERVICES -- (7.5%)
    CBS Corp., Class A...............................................       700 $     27,965
    CBS Corp., Class B...............................................    56,288    2,028,619
*   Facebook, Inc., Class A..........................................   349,727   67,025,180
    Interpublic Group of Cos., Inc. (The)............................         1           22
*   Live Nation Entertainment, Inc...................................    26,999    1,903,429
#   Omnicom Group, Inc...............................................   170,135   13,132,721
    Verizon Communications, Inc...................................... 1,294,840   78,298,975
*   Zayo Group Holdings, Inc.........................................    86,196    2,942,731
                                                                                ------------
TOTAL COMMUNICATION SERVICES.........................................            165,359,642
                                                                                ------------
CONSUMER DISCRETIONARY -- (17.7%)
*   Amazon.com, Inc..................................................    46,338   82,326,871
    Aptiv P.L.C......................................................    72,147    6,460,764
    Best Buy Co., Inc................................................   210,885   15,147,870
*   Booking Holdings, Inc............................................    10,409   21,325,647
*   Bright Horizons Family Solutions, Inc............................     1,338      198,720
*   Burlington Stores, Inc...........................................    24,191    4,648,785
    Darden Restaurants, Inc..........................................    49,578    5,566,122
    Dollar General Corp..............................................     6,735    1,079,890
    Dunkin' Brands Group, Inc........................................     8,433      663,002
    eBay, Inc........................................................    95,492    3,366,093
*   Garrett Motion, Inc..............................................    10,845      103,028
#   Hanesbrands, Inc.................................................   183,373    2,789,103
    Hasbro, Inc......................................................     3,717      361,701
    Hilton Worldwide Holdings, Inc...................................    46,233    4,482,752
    Home Depot, Inc. (The)...........................................   322,959   75,759,722
#*  Kontoor Brands, Inc..............................................     6,309      239,742
    Las Vegas Sands Corp.............................................    88,290    5,459,854
#   Leggett & Platt, Inc.............................................    46,052    2,362,468
    Lowe's Cos., Inc.................................................   198,581   22,163,625
*   Lululemon Athletica, Inc.........................................    16,356    3,341,040
    Marriott International, Inc., Class A............................    59,484    7,527,700
    McDonald's Corp..................................................    15,927    3,132,841
    NIKE, Inc., Class B..............................................   198,856   17,807,555
*   NVR, Inc.........................................................     1,490    5,418,519
*   O'Reilly Automotive, Inc.........................................    27,325   11,900,311
    Polaris, Inc.....................................................    26,916    2,655,263
    Pool Corp........................................................    16,700    3,463,580
    Ross Stores, Inc.................................................    67,351    7,386,384
    Service Corp. International......................................    76,015    3,457,162
    Six Flags Entertainment Corp.....................................     1,644       69,360
    Starbucks Corp...................................................   343,683   29,061,835
    TJX Cos., Inc. (The).............................................   283,918   16,367,873
    Tractor Supply Co................................................    61,121    5,807,717
*   Ulta Salon Cosmetics & Fragrance, Inc............................    32,015    7,464,297
    VF Corp..........................................................    44,167    3,634,502
    Wyndham Destinations, Inc........................................    47,661    2,211,947
    Wynn Resorts, Ltd................................................    46,158    5,600,812
    Yum! Brands, Inc.................................................    12,200    1,240,862
                                                                                ------------
TOTAL CONSUMER DISCRETIONARY.........................................            392,055,319
                                                                                ------------
CONSUMER STAPLES -- (8.8%)
    Altria Group, Inc................................................   569,130   25,491,333
    Brown-Forman Corp., Class A......................................    15,971      992,598
    Brown-Forman Corp., Class B......................................    95,023    6,225,907

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER STAPLES -- (Continued)
#   Campbell Soup Co................................................. 184,859 $  8,560,820
    Church & Dwight Co., Inc.........................................  76,735    5,366,846
    Clorox Co. (The).................................................  49,523    7,314,052
    Coca-Cola Co. (The).............................................. 369,603   20,117,491
    Costco Wholesale Corp............................................  88,301   26,235,110
    Estee Lauder Cos., Inc. (The), Class A...........................  20,997    3,911,111
#*  Herbalife Nutrition, Ltd.........................................  68,088    3,041,491
    Hershey Co. (The)................................................  57,200    8,400,964
    Kellogg Co.......................................................  89,810    5,705,629
#   Keurig Dr Pepper, Inc............................................  95,618    2,692,603
    Kimberly-Clark Corp..............................................  67,976    9,032,651
*   Monster Beverage Corp............................................   6,853      384,659
    PepsiCo, Inc..................................................... 392,163   53,792,999
    Sysco Corp.......................................................  92,369    7,377,512
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................          194,643,776
                                                                              ------------
FINANCIALS -- (3.2%)
    American Express Co..............................................  98,177   11,514,199
    Aon P.L.C........................................................  25,320    4,890,811
#*  Credit Acceptance Corp...........................................   3,718    1,627,778
    Eaton Vance Corp.................................................  24,521    1,118,158
#   Erie Indemnity Co., Class A......................................   8,653    1,594,488
#   FactSet Research Systems, Inc....................................  14,855    3,766,040
    Lazard, Ltd., Class A............................................     309       11,535
    LPL Financial Holdings, Inc......................................  43,359    3,505,142
    MarketAxess Holdings, Inc........................................   7,981    2,941,717
    Marsh & McLennan Cos., Inc.......................................  96,020    9,949,592
    Moody's Corp.....................................................  25,192    5,559,622
    MSCI, Inc........................................................  40,997    9,616,256
    S&P Global, Inc..................................................  53,669   13,846,065
                                                                              ------------
TOTAL FINANCIALS.....................................................           69,941,403
                                                                              ------------
HEALTH CARE -- (13.5%)
    AbbVie, Inc...................................................... 397,183   31,595,908
*   Align Technology, Inc............................................   3,902      984,436
    AmerisourceBergen Corp...........................................  79,851    6,817,678
    Amgen, Inc....................................................... 212,317   45,276,600
    Bristol-Myers Squibb Co.......................................... 173,329    9,943,885
*   Celgene Corp..................................................... 153,887   16,624,413
*   Edwards Lifesciences Corp........................................  16,232    3,869,384
    Eli Lilly & Co................................................... 167,231   19,055,973
    Encompass Health Corp............................................  34,371    2,200,431
    Gilead Sciences, Inc............................................. 250,702   15,972,224
*   IDEXX Laboratories, Inc..........................................  30,716    8,754,367
    Johnson & Johnson................................................ 512,655   67,690,966
    Merck & Co., Inc................................................. 528,068   45,762,373
*   Mettler-Toledo International, Inc................................  11,185    7,884,754
*   Molina Healthcare, Inc...........................................  11,506    1,353,566
    ResMed, Inc......................................................   9,887    1,462,485
    Stryker Corp.....................................................   2,222      480,552
*   Waters Corp......................................................   3,456      731,359
    Zoetis, Inc......................................................  98,882   12,648,985
                                                                              ------------
TOTAL HEALTH CARE....................................................          299,110,339
                                                                              ------------
INDUSTRIALS -- (17.3%)
    3M Co............................................................ 161,145   26,587,313
    Allegion P.L.C...................................................  34,897    4,049,448
    Allison Transmission Holdings, Inc...............................  75,770    3,304,330

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
#   American Airlines Group, Inc..................................... 243,965 $  7,333,588
    Boeing Co. (The)................................................. 140,093   47,619,012
#   BWX Technologies, Inc............................................   7,871      457,305
    Caterpillar, Inc................................................. 160,221   22,078,454
#   CH Robinson Worldwide, Inc.......................................  74,267    5,617,556
    Cintas Corp......................................................  23,873    6,413,959
*   Copart, Inc......................................................  69,303    5,727,200
    CSX Corp.........................................................  29,430    2,068,046
    Deere & Co.......................................................  58,254   10,144,352
    Donaldson Co., Inc...............................................  39,208    2,067,830
    Emerson Electric Co.............................................. 109,897    7,709,275
    Expeditors International of Washington, Inc......................  49,897    3,639,487
    Fastenal Co...................................................... 238,536    8,572,984
    General Dynamics Corp............................................  39,564    6,994,915
    Graco, Inc.......................................................  26,482    1,196,986
*   HD Supply Holdings, Inc..........................................  52,387    2,071,382
    HEICO Corp.......................................................   7,983      984,623
    HEICO Corp., Class A.............................................     338       32,201
    Honeywell International, Inc..................................... 119,434   20,629,835
    Huntington Ingalls Industries, Inc...............................  22,157    4,999,949
*   IAA Inc..........................................................  35,354    1,348,755
    Illinois Tool Works, Inc.........................................  61,099   10,300,069
    JB Hunt Transport Services, Inc..................................  58,126    6,833,293
#   KAR Auction Services, Inc........................................  35,354      878,900
    L3Harris Technologies, Inc.......................................  47,686    9,838,099
    Lennox International, Inc........................................  15,817    3,912,493
    Lincoln Electric Holdings, Inc...................................  18,914    1,694,127
    Lockheed Martin Corp.............................................  62,391   23,501,442
    Masco Corp....................................................... 101,751    4,705,984
    Nordson Corp.....................................................  16,965    2,660,282
    Northrop Grumman Corp............................................  30,714   10,826,071
    Old Dominion Freight Line, Inc...................................  11,318    2,060,781
    Raytheon Co......................................................  37,281    7,911,401
    Robert Half International, Inc...................................  47,308    2,709,329
    Rockwell Automation, Inc.........................................  48,305    8,307,977
#   Rollins, Inc.....................................................  58,104    2,214,343
    Spirit AeroSystems Holdings, Inc., Class A.......................  48,089    3,934,642
    Toro Co. (The)...................................................  31,222    2,408,153
    TransUnion.......................................................  28,265    2,335,254
    Union Pacific Corp............................................... 146,748   24,280,924
    United Parcel Service, Inc., Class B............................. 172,462   19,862,448
    Verisk Analytics, Inc............................................  34,309    4,964,512
*   WABCO Holdings, Inc..............................................  17,367    2,337,945
    Waste Management, Inc............................................ 122,177   13,709,481
    WW Grainger, Inc.................................................  28,909    8,928,256
                                                                              ------------
TOTAL INDUSTRIALS....................................................          382,764,991
                                                                              ------------
INFORMATION TECHNOLOGY -- (29.3%)
    Accenture P.L.C., Class A........................................ 157,184   29,145,057
#*  Advanced Micro Devices, Inc......................................  96,697    3,280,929
    Amphenol Corp., Class A..........................................  46,782    4,693,638
    Apple, Inc....................................................... 398,994   99,253,747
    Applied Materials, Inc........................................... 267,546   14,517,046
    Automatic Data Processing, Inc................................... 103,500   16,790,805
    Booz Allen Hamilton Holding Corp.................................  52,858    3,719,617
    Broadcom, Inc....................................................   3,900    1,142,115
    Broadridge Financial Solutions, Inc..............................  47,631    5,964,354
*   Cadence Design Systems, Inc......................................  59,936    3,916,818
    CDK Global, Inc..................................................  54,686    2,763,830

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                         SHARES       VALUE+
                                                                        --------- --------------
INFORMATION TECHNOLOGY -- (Continued)
      CDW Corp.........................................................    96,150 $   12,298,547
      Cisco Systems, Inc...............................................   563,743     26,783,430
      Citrix Systems, Inc..............................................    61,695      6,716,118
*     F5 Networks, Inc.................................................    21,073      3,036,198
*     Fair Isaac Corp..................................................     2,315        703,853
*     Fiserv, Inc......................................................    62,707      6,655,721
*     FleetCor Technologies, Inc.......................................    12,120      3,565,946
      Global Payments, Inc.............................................    45,581      7,711,394
      International Business Machines Corp.............................   333,334     44,576,756
      Intuit, Inc......................................................    53,565     13,792,988
      Jack Henry & Associates, Inc.....................................     4,020        569,071
      KLA Corp.........................................................    72,485     12,252,864
      Lam Research Corp................................................       800        216,832
      Mastercard, Inc., Class A........................................   258,540     71,566,457
      Maxim Integrated Products, Inc...................................    92,494      5,425,698
      Microsoft Corp...................................................   676,496     96,989,232
      NetApp, Inc......................................................   116,979      6,536,787
      Oracle Corp......................................................   558,620     30,439,204
      Paychex, Inc.....................................................    62,724      5,246,235
*     Paycom Software, Inc.............................................    12,464      2,636,510
      QUALCOMM, Inc....................................................   284,087     22,851,958
      Sabre Corp.......................................................   119,882      2,814,829
      Seagate Technology P.L.C.........................................   182,925     10,615,138
      Texas Instruments, Inc...........................................   207,960     24,537,200
#     Ubiquiti, Inc....................................................    12,800      1,620,352
#     Visa, Inc., Class A..............................................   174,054     31,131,298
#     Western Union Co. (The)..........................................   223,401      5,598,429
*     Zebra Technologies Corp., Class A................................    22,471      5,345,177
                                                                                  --------------
TOTAL INFORMATION TECHNOLOGY...........................................              647,422,178
                                                                                  --------------
MATERIALS -- (1.9%)
      Avery Dennison Corp..............................................    45,525      5,820,827
*     Axalta Coating Systems, Ltd......................................    67,727      1,997,269
      Ball Corp........................................................    29,684      2,076,989
*     Berry Global Group, Inc..........................................     3,614        150,017
      Celanese Corp....................................................    27,982      3,390,019
*     Crown Holdings, Inc..............................................    51,374      3,742,082
      Ecolab, Inc......................................................    26,038      5,001,119
      NewMarket Corp...................................................     3,727      1,809,421
      Packaging Corp. of America.......................................       573         62,721
      PPG Industries, Inc..............................................    49,802      6,231,226
      Sealed Air Corp..................................................    72,492      3,027,991
      Sherwin-Williams Co. (The).......................................    15,249      8,727,308
      Southern Copper Corp.............................................    16,394        583,299
                                                                                  --------------
TOTAL MATERIALS........................................................               42,620,288
                                                                                  --------------
TOTAL COMMON STOCKS....................................................            2,193,917,936
                                                                                  --------------
SECURITIES LENDING COLLATERAL -- (0.8%)................................
@(S)  The DFA Short Term Investment Fund............................... 1,528,168     17,682,437
                                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,491,022,794)................................................           $2,211,600,373
                                                                                  ==============

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------------
                                                 LEVEL 1       LEVEL 2   LEVEL 3     TOTAL
                                              -------------- ----------- ------- --------------
Common Stocks
   Communication Services.................... $  165,359,642          --   --    $  165,359,642
   Consumer Discretionary....................    392,055,319          --   --       392,055,319
   Consumer Staples..........................    194,643,776          --   --       194,643,776
   Financials................................     69,941,403          --   --        69,941,403
   Health Care...............................    299,110,339          --   --       299,110,339
   Industrials...............................    382,764,991          --   --       382,764,991
   Information Technology....................    647,422,178          --   --       647,422,178
   Materials.................................     42,620,288          --   --        42,620,288
Securities Lending Collateral................             -- $17,682,437   --        17,682,437
                                              -------------- -----------   --    --------------
TOTAL........................................ $2,193,917,936 $17,682,437   --    $2,211,600,373
                                              ============== ===========   ==    ==============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE+
                                                                      ------- -----------
COMMON STOCKS -- (90.9%)
COMMUNICATION SERVICES -- (2.8%)
#*  AMC Networks, Inc., Class A......................................  34,682 $ 1,510,401
*   Boingo Wireless, Inc.............................................  40,010     378,895
*   Central European Media Enterprises, Ltd., Class A................ 113,948     511,057
#   Cinemark Holdings, Inc...........................................  47,833   1,750,688
    Cogent Communications Holdings, Inc..............................   7,753     454,636
*   GCI Liberty, Inc., Class A.......................................   1,933     135,271
#*  Glu Mobile, Inc..................................................  93,403     553,880
*   IDT Corp., Class B...............................................  26,129     177,938
*   IMAX Corp........................................................  57,905   1,236,272
    John Wiley & Sons, Inc., Class A.................................  30,420   1,401,449
*   Liberty Media Corp.-Liberty Braves, Class A......................   9,158     270,344
*   Liberty Media Corp.-Liberty Braves, Class C......................  32,777     963,972
*   Liberty TripAdvisor Holdings, Inc., Class A......................  64,087     618,440
*   McClatchy Co. (The), Class A.....................................   2,700       7,020
    Nexstar Media Group, Inc., Class A...............................  16,655   1,620,365
#*  QuinStreet, Inc..................................................  48,027     616,186
*   Rosetta Stone, Inc...............................................  16,736     320,662
    Shenandoah Telecommunications Co.................................  46,373   1,491,356
    Sinclair Broadcast Group, Inc., Class A..........................   4,295     171,113
*   TechTarget, Inc..................................................  25,753     628,373
    TEGNA, Inc.......................................................  63,566     955,397
#*  Travelzoo........................................................  11,851     119,932
*   Vonage Holdings Corp............................................. 170,655   1,667,299
*   Yelp, Inc........................................................  52,354   1,806,736
                                                                              -----------
TOTAL COMMUNICATION SERVICES.........................................          19,367,682
                                                                              -----------
CONSUMER DISCRETIONARY -- (16.1%)
*   1-800-Flowers.com, Inc., Class A.................................  34,535     492,469
    American Eagle Outfitters, Inc................................... 100,147   1,540,261
*   Asbury Automotive Group, Inc.....................................  17,239   1,777,858
    BJ's Restaurants, Inc............................................  19,714     780,477
    Bloomin' Brands, Inc.............................................  84,186   1,667,725
*   Boot Barn Holdings, Inc..........................................  26,434     926,512
    Brunswick Corp...................................................  33,724   1,964,086
    Callaway Golf Co.................................................  85,915   1,737,201
#   Camping World Holdings, Inc., Class A............................  11,326     107,031
*   Career Education Corp............................................  64,760     917,002
#   Carter's, Inc....................................................  29,336   2,940,641
*   Cavco Industries, Inc............................................   8,870   1,699,935
#   Cheesecake Factory, Inc. (The)...................................  40,699   1,700,811
#   Children's Place, Inc. (The).....................................  17,021   1,394,190
    Churchill Downs, Inc.............................................  25,636   3,332,424
    Collectors Universe, Inc.........................................   9,766     279,894
    Core-Mark Holding Co., Inc.......................................  43,114   1,315,839
#   Cracker Barrel Old Country Store, Inc............................  17,604   2,737,422
*   Crocs, Inc.......................................................  73,582   2,574,634
#   Dave & Buster's Entertainment, Inc...............................  34,648   1,378,297
*   Deckers Outdoor Corp.............................................  19,962   3,052,190
    Delphi Technologies P.L.C........................................  68,470     836,019
*   Denny's Corp.....................................................     885      17,806
#   Dine Brands Global, Inc..........................................  12,931     945,903
#*  Dorman Products, Inc.............................................  20,206   1,453,822
#*  Duluth Holdings, Inc., Class B...................................  16,116     148,912
    Educational Development Corp.....................................   2,000      13,400
#*  Eldorado Resorts, Inc............................................  46,527   2,083,014

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
CONSUMER DISCRETIONARY -- (Continued)
    Extended Stay America, Inc....................................... 117,746 $1,673,171
#*  Floor & Decor Holdings, Inc., Class A............................  66,452  3,045,495
#*  Fox Factory Holding Corp.........................................  34,239  2,086,525
*   frontdoor, Inc...................................................  18,500    892,255
*   Gentherm, Inc....................................................  30,508  1,274,319
*   Grand Canyon Education, Inc......................................   3,523    323,975
#*  Groupon, Inc..................................................... 504,236  1,401,776
    Hamilton Beach Brands Holding Co., Class A.......................   8,800    164,120
*   Helen of Troy, Ltd...............................................  17,004  2,546,519
*   Hilton Grand Vacations, Inc......................................  64,762  2,249,184
#*  Installed Building Products, Inc.................................  29,390  1,916,816
#*  iRobot Corp......................................................  19,687    946,157
    Jack in the Box, Inc.............................................   9,642    810,121
    Johnson Outdoors, Inc., Class A..................................   4,205    246,203
    La-Z-Boy, Inc....................................................  41,358  1,468,623
#   LCI Industries...................................................  18,444  1,791,281
#*  LGI Homes, Inc...................................................  14,219  1,115,907
*   Lindblad Expeditions Holdings, Inc...............................  46,390    730,179
    Lithia Motors, Inc., Class A.....................................   2,500    393,700
*   Malibu Boats, Inc., Class A......................................  18,491    603,176
    Marine Products Corp.............................................  23,129    310,391
*   MasterCraft Boat Holdings, Inc...................................  25,743    405,452
#   Monro, Inc.......................................................  27,457  1,925,010
*   Murphy USA, Inc..................................................  21,585  2,545,519
    Nathan's Famous, Inc.............................................     430     32,723
*   National Vision Holdings, Inc....................................  48,059  1,143,804
#*  Noodles & Co.....................................................  42,270    225,299
#*  Ollie's Bargain Outlet Holdings, Inc.............................  24,840  1,586,779
    Oxford Industries, Inc...........................................  15,444  1,063,474
#   Papa John's International, Inc...................................  21,140  1,237,747
#   PetMed Express, Inc..............................................  16,552    387,565
*   PlayAGS, Inc.....................................................  16,657    192,222
    Red Rock Resorts, Inc., Class A..................................  46,369  1,009,917
    Rent-A-Center, Inc...............................................  47,152  1,219,822
*   RH...............................................................  16,616  3,019,127
    Ruth's Hospitality Group, Inc....................................  28,902    594,803
#*  SeaWorld Entertainment, Inc......................................  67,589  1,785,701
#*  Shake Shack, Inc., Class A.......................................  22,067  1,815,673
*   Shutterstock, Inc................................................  31,110  1,262,444
*   Skyline Champion Corp............................................  36,905  1,041,828
#*  Sleep Number Corp................................................  35,744  1,720,001
#*  Sonos, Inc.......................................................  59,745    781,465
#*  Sportsman's Warehouse Holdings, Inc..............................  38,222    260,292
    Standard Motor Products, Inc.....................................  15,152    793,359
    Steven Madden, Ltd...............................................  53,196  2,190,611
*   Stoneridge, Inc..................................................  25,818    797,260
    Strategic Education, Inc.........................................   5,777    710,744
#   Tailored Brands, Inc.............................................  45,259    210,002
*   Tempur Sealy International, Inc..................................  38,024  3,458,283
    Texas Roadhouse, Inc.............................................  42,904  2,424,076
*   TopBuild Corp....................................................  11,699  1,215,877
    Tupperware Brands Corp...........................................  35,905    345,765
#   Twin River Worldwide Holding, Inc................................  10,515    263,926
*   Universal Electronics, Inc.......................................  11,978    624,293
#*  Visteon Corp.....................................................  21,328  1,983,930
    Wendy's Co. (The)................................................  13,332    282,372
#   Williams-Sonoma, Inc.............................................  21,433  1,431,510
    Winmark Corp.....................................................   1,577    283,860

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
CONSUMER DISCRETIONARY -- (Continued)
    Wolverine World Wide, Inc........................................  63,634 $  1,888,657
                                                                              ------------
TOTAL CONSUMER DISCRETIONARY.........................................          109,966,860
                                                                              ------------
CONSUMER STAPLES -- (5.2%)
#*  Boston Beer Co., Inc. (The), Class A.............................   6,452    2,416,016
#   Calavo Growers, Inc..............................................  16,140    1,399,822
    Cal-Maine Foods, Inc.............................................   3,251      129,682
*   Chefs' Warehouse, Inc. (The).....................................  29,145      965,428
    Coca-Cola Consolidated, Inc......................................   5,267    1,445,054
*   elf Beauty Inc...................................................  46,608      783,014
#   Energizer Holdings, Inc..........................................     832       35,352
    Flowers Foods, Inc............................................... 116,931    2,539,741
    Inter Parfums, Inc...............................................  27,260    2,110,742
    J&J Snack Foods Corp.............................................  10,138    1,933,925
    John B. Sanfilippo & Son, Inc....................................   8,493      901,277
    Lancaster Colony Corp............................................  13,406    1,865,847
*   Lifevantage Corp.................................................  15,492      210,072
#   Medifast, Inc....................................................  10,946    1,214,349
#   MGP Ingredients, Inc.............................................  16,893      724,541
#   National Beverage Corp...........................................  16,415      721,603
    Nu Skin Enterprises, Inc., Class A...............................  40,138    1,789,352
*   Performance Food Group Co........................................  61,499    2,620,472
    PriceSmart, Inc..................................................  26,165    1,938,827
    Rocky Mountain Chocolate Factory, Inc............................   2,500       22,563
    Sanderson Farms, Inc.............................................  11,247    1,741,148
*   Simply Good Foods Co. (The)......................................  49,961    1,226,043
*   Sprouts Farmers Market, Inc......................................  88,641    1,720,522
#   Tootsie Roll Industries, Inc.....................................   5,368      184,015
#   Turning Point Brands, Inc........................................  16,387      341,997
    United-Guardian, Inc.............................................   2,424       46,904
*   USANA Health Sciences, Inc.......................................  20,094    1,489,166
#   Vector Group, Ltd................................................  26,149      319,018
#   WD-40 Co.........................................................  12,289    2,302,959
                                                                              ------------
TOTAL CONSUMER STAPLES...............................................           35,139,451
                                                                              ------------
ENERGY -- (1.4%)
*   Cactus, Inc., Class A............................................  32,051      952,556
#   Core Laboratories NV.............................................  36,617    1,612,613
    CVR Energy, Inc..................................................  44,532    2,111,707
#   DMC Global, Inc..................................................  12,500      559,250
#   Equitrans Midstream Corp.........................................  60,261      838,833
    Evolution Petroleum Corp.........................................  29,622      166,476
*   FTS International, Inc...........................................  36,891       56,074
*   ION Geophysical Corp.............................................  13,494      127,248
    Kosmos Energy, Ltd............................................... 255,803    1,585,979
#   Liberty Oilfield Services, Inc., Class A.........................  56,438      519,794
#*  Northern Oil and Gas, Inc........................................ 242,881      476,047
#   Solaris Oilfield Infrastructure, Inc., Class A...................  28,225      300,314
                                                                              ------------
TOTAL ENERGY.........................................................            9,306,891
                                                                              ------------
FINANCIALS -- (7.4%)
    AMERISAFE, Inc...................................................  19,218    1,220,920
    Artisan Partners Asset Management, Inc., Class A.................  39,398    1,077,535
#   Bank of Hawaii Corp..............................................  27,553    2,405,653
    Bank of NT Butterfield & Son, Ltd. (The).........................  37,314    1,229,496
    BGC Partners, Inc., Class A...................................... 105,361      547,877
*   BrightSphere Investment Group P.L.C..............................  99,097      973,133
    City Holding Co..................................................   8,233      653,206

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
FINANCIALS -- (Continued)
#   Cohen & Steers, Inc..............................................  42,525 $ 2,782,836
    Crawford & Co., Class A..........................................  27,857     295,006
    Crawford & Co., Class B..........................................  15,130     140,709
#*  Curo Group Holdings Corp.........................................  39,217     548,646
    Diamond Hill Investment Group, Inc...............................   3,048     429,341
#*  eHealth, Inc.....................................................  15,436   1,065,702
    Evercore, Inc., Class A..........................................  32,697   2,407,807
    Federated Investors, Inc., Class B...............................  78,260   2,499,624
#   First Financial Bankshares, Inc..................................  72,150   2,401,152
    FirstCash, Inc...................................................  36,431   3,074,412
    Glacier Bancorp, Inc.............................................  41,479   1,755,391
    Hamilton Lane, Inc., Class A.....................................  18,924   1,128,249
    Houlihan Lokey, Inc..............................................  21,077     996,099
#   Interactive Brokers Group, Inc., Class A.........................   9,002     428,045
    Kinsale Capital Group, Inc.......................................  17,674   1,868,495
    Lakeland Financial Corp..........................................  20,833     969,776
    Lazard, Ltd., Class A............................................  39,537   1,475,916
#*  LendingTree, Inc.................................................   5,922   2,131,032
    Moelis & Co., Class A............................................  33,856   1,207,982
*   NMI Holdings, Inc., Class A......................................  58,308   1,705,509
    Primerica, Inc...................................................  23,372   2,949,079
    Pzena Investment Management, Inc., Class A.......................  19,731     163,767
    RLI Corp.........................................................  29,710   2,891,377
    Selective Insurance Group, Inc...................................  19,063   1,317,635
    ServisFirst Bancshares, Inc......................................  45,310   1,585,850
    Silvercrest Asset Management Group, Inc., Class A................   5,400      64,908
    Stock Yards Bancorp, Inc.........................................  14,782     590,393
    Victory Capital Holdings, Inc., Class A..........................   3,300      51,348
#   Virtu Financial, Inc., Class A...................................  48,603     824,307
#   Westamerica Bancorporation.......................................  24,465   1,615,179
*   World Acceptance Corp............................................   8,691     902,213
                                                                              -----------
TOTAL FINANCIALS.....................................................          50,375,605
                                                                              -----------
HEALTH CARE -- (10.6%)
*   Accuray, Inc.....................................................  74,736     194,314
*   Addus HomeCare Corp..............................................  11,895   1,001,678
*   Amedisys, Inc....................................................  26,239   3,372,236
*   AMN Healthcare Services, Inc.....................................  39,955   2,347,756
*   Amphastar Pharmaceuticals, Inc...................................  42,500     820,888
*   ANI Pharmaceuticals, Inc.........................................  11,372     888,267
*   Anika Therapeutics, Inc..........................................  13,107     922,602
*   Arena Pharmaceuticals, Inc.......................................   2,910     141,761
    Atrion Corp......................................................   1,722   1,452,386
*   BioSpecifics Technologies Corp...................................   6,057     293,341
*   BioTelemetry, Inc................................................  29,420   1,157,971
*   Cambrex Corp.....................................................  14,091     841,655
#   Cantel Medical Corp..............................................  25,876   1,886,102
*   Capital Senior Living Corp.......................................  36,577     150,331
#*  Collegium Pharmaceutical, Inc....................................  30,401     364,812
    CONMED Corp......................................................  26,539   2,919,821
#*  Corcept Therapeutics, Inc........................................ 104,257   1,521,110
*   CorVel Corp......................................................  16,950   1,341,084
*   CryoLife, Inc....................................................  35,064     787,187
#*  Eagle Pharmaceuticals, Inc.......................................  13,585     851,779
*   Emergent BioSolutions, Inc.......................................  29,902   1,709,198
*   Enanta Pharmaceuticals, Inc......................................  16,828   1,024,489
    Ensign Group, Inc. (The).........................................  44,747   1,890,561
*   Globus Medical, Inc., Class A....................................  14,063     736,479
*   HealthStream, Inc................................................  28,770     807,286

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- -----------
HEALTH CARE -- (Continued)
*   HMS Holdings Corp................................................  71,218 $ 2,328,116
*   Horizon Therapeutics P.L.C.......................................  64,636   1,868,627
*   ICU Medical, Inc.................................................   3,770     609,270
*   Innoviva, Inc....................................................  91,213   1,059,895
*   Inogen, Inc......................................................  14,371     782,285
#*  Inovalon Holdings, Inc., Class A.................................   7,441     116,303
*   Integer Holdings Corp............................................  13,398   1,037,541
*   Integra LifeSciences Holdings Corp...............................   9,189     533,513
#*  iRadimed Corp....................................................   1,300      32,825
#*  Joint Corp. (The)................................................  13,067     249,188
*   Lantheus Holdings, Inc...........................................  39,447     822,470
#   LeMaitre Vascular, Inc...........................................  17,777     615,084
*   LHC Group, Inc...................................................  21,528   2,388,962
*   Medpace Holdings, Inc............................................  26,695   1,965,553
    Meridian Bioscience, Inc.........................................  37,815     370,209
#   Mesa Laboratories, Inc...........................................   3,356     764,329
    National Research Corp...........................................  22,508   1,292,634
#*  NeoGenomics, Inc.................................................  58,566   1,342,918
*   NextGen Healthcare, Inc..........................................  57,392     970,212
*   NuVasive, Inc....................................................  31,691   2,235,483
*   Omnicell, Inc....................................................  35,241   2,480,614
*   Orthofix Medical, Inc............................................  16,731     703,204
    Pennant Group, Inc...............................................  22,373     402,490
#*  PetIQ, Inc.......................................................  22,291     551,034
    Phibro Animal Health Corp., Class A..............................  18,177     435,521
*   Premier, Inc., Class A...........................................   5,633     183,523
*   Providence Service Corp. (The)...................................  12,561     802,271
    Psychemedics Corp................................................   5,287      50,914
*   Quidel Corp......................................................  27,128   1,543,583
*   R1 RCM, Inc......................................................  71,316     758,089
*   RadNet, Inc......................................................  43,389     677,736
#*  REGENXBIO, Inc...................................................  21,873     780,647
*   Repligen Corp....................................................  20,897   1,661,103
*   Select Medical Holdings Corp..................................... 102,951   1,875,767
#*  SIGA Technologies, Inc...........................................  45,059     250,077
    Simulations Plus, Inc............................................  16,150     571,872
*   Supernus Pharmaceuticals, Inc....................................  44,843   1,246,187
*   Tenet Healthcare Corp............................................  55,972   1,418,330
    US Physical Therapy, Inc.........................................  11,674   1,651,521
    Utah Medical Products, Inc.......................................   3,164     324,215
*   Vanda Pharmaceuticals, Inc.......................................  38,794     524,107
*   Varex Imaging Corp...............................................  33,852   1,015,899
#*  Wright Medical Group NV..........................................  56,136   1,167,629
#*  Xencor, Inc......................................................   6,641     227,189
                                                                              -----------
TOTAL HEALTH CARE....................................................          72,114,033
                                                                              -----------
INDUSTRIALS -- (26.3%)
#   AAON, Inc........................................................  47,553   2,313,929
*   Advanced Disposal Services, Inc..................................   8,994     294,823
    Advanced Drainage Systems, Inc...................................  48,581   1,798,469
#*  Aerojet Rocketdyne Holdings, Inc.................................  63,214   2,732,741
*   Aerovironment, Inc...............................................  21,865   1,267,733
*   Air Transport Services Group, Inc................................  58,752   1,228,504
    Alamo Group, Inc.................................................  11,010   1,178,731
    Albany International Corp., Class A..............................  25,391   2,132,336
    Allegiant Travel Co..............................................  12,520   2,094,972
    Allied Motion Technologies, Inc..................................   8,723     330,253
*   American Superconductor Corp.....................................   6,930      54,262
*   American Woodmark Corp...........................................  15,466   1,533,609

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    Applied Industrial Technologies, Inc.............................  23,028 $1,377,995
    Armstrong World Industries, Inc..................................  35,939  3,361,375
*   ASGN, Inc........................................................  32,158  2,044,927
*   Astronics Corp...................................................  19,751    571,594
*   Astronics Corp., Class B.........................................   4,890    141,810
*   Atkore International Group, Inc..................................  44,980  1,560,806
*   Avis Budget Group, Inc...........................................  58,248  1,730,548
    Barnes Group, Inc................................................  27,246  1,592,529
    Barrett Business Services, Inc...................................   7,091    622,093
    BG Staffing, Inc.................................................   8,914    170,525
    Brady Corp., Class A.............................................  32,340  1,822,036
    Brink's Co. (The)................................................  38,450  3,266,712
*   Builders FirstSource, Inc........................................  93,710  2,118,783
*   Casella Waste Systems, Inc., Class A.............................  34,144  1,488,337
#*  Cimpress NV......................................................  21,398  2,827,104
*   Clean Harbors, Inc...............................................  34,941  2,881,235
    Comfort Systems USA, Inc.........................................  34,018  1,714,847
*   Construction Partners, Inc., Class A.............................  24,038    411,531
*   Continental Building Products, Inc...............................  32,689    977,728
    Covanta Holding Corp............................................. 117,491  1,696,570
    CSW Industrials, Inc.............................................  13,944    965,204
    Cubic Corp.......................................................   6,700    494,058
    Deluxe Corp......................................................     120      6,220
    Douglas Dynamics, Inc............................................  21,553  1,009,327
    EMCOR Group, Inc.................................................   5,800    508,718
#*  Energy Recovery, Inc.............................................  32,040    298,292
    EnerSys..........................................................  25,623  1,713,154
    ESCO Technologies, Inc...........................................   6,924    585,009
#*  Evoqua Water Technologies Corp...................................  79,618  1,382,965
    Exponent, Inc....................................................  43,404  2,757,456
    Federal Signal Corp..............................................  54,040  1,753,058
    Forrester Research, Inc..........................................  16,472    567,955
    Forward Air Corp.................................................  25,727  1,779,537
*   Franklin Covey Co................................................   7,246    276,797
    Franklin Electric Co., Inc.......................................  33,375  1,797,244
*   FTI Consulting, Inc..............................................  12,200  1,328,214
*   Generac Holdings, Inc............................................  47,535  4,590,930
*   Gibraltar Industries, Inc........................................  27,340  1,455,308
    Gorman-Rupp Co. (The)............................................  24,596    908,576
*   Great Lakes Dredge & Dock Corp...................................  59,267    637,120
    H&E Equipment Services, Inc......................................  33,873  1,149,650
*   Harsco Corp......................................................  74,734  1,514,858
#   Healthcare Services Group, Inc...................................  50,697  1,234,979
    Heartland Express, Inc...........................................  75,243  1,572,579
    Helios Technologies, Inc.........................................  27,454  1,088,002
*   Herc Holdings, Inc...............................................   7,219    319,513
*   Heritage-Crystal Clean, Inc......................................  13,772    365,509
    Herman Miller, Inc...............................................  50,185  2,333,602
    Hillenbrand, Inc.................................................  48,138  1,482,169
    HNI Corp.........................................................  36,722  1,395,436
*   Huron Consulting Group, Inc......................................  21,255  1,405,806
    ICF International, Inc...........................................  17,101  1,465,385
    Insperity, Inc...................................................  27,684  2,924,261
    Interface, Inc...................................................  55,639    925,277
*   JELD-WEN Holding, Inc............................................  79,689  1,361,885
    John Bean Technologies Corp......................................  22,394  2,301,431
    Kadant, Inc......................................................  10,042    911,814
    Kaman Corp.......................................................     256     15,020
    Kennametal, Inc..................................................  48,572  1,503,303

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE+
                                                                      ------- ----------
INDUSTRIALS -- (Continued)
    Kforce, Inc......................................................  27,659 $1,131,530
    Kimball International, Inc., Class B.............................  34,529    703,010
    Knoll, Inc.......................................................  46,252  1,236,778
*   Kratos Defense & Security Solutions, Inc.........................  25,764    486,424
    Landstar System, Inc.............................................  30,625  3,465,219
*   Lawson Products, Inc.............................................   7,797    358,272
#   Lindsay Corp.....................................................   9,042    853,655
*   Masonite International Corp......................................  22,308  1,369,934
#*  MasTec, Inc......................................................  43,331  2,727,253
    Matson, Inc......................................................  35,531  1,356,574
    McGrath RentCorp.................................................  21,606  1,648,754
*   Mercury Systems, Inc.............................................  28,219  2,078,612
*   Meritor, Inc.....................................................  79,744  1,756,760
    Moog, Inc., Class A..............................................   4,589    384,145
    MSA Safety, Inc..................................................  25,272  3,034,409
    MSC Industrial Direct Co., Inc., Class A.........................  15,284  1,118,942
    Mueller Industries, Inc..........................................  51,576  1,586,993
    Mueller Water Products, Inc., Class A............................ 155,817  1,823,059
#*  NV5 Global, Inc..................................................  11,597    839,971
#   Omega Flex, Inc..................................................   8,418    781,611
*   PAM Transportation Services, Inc.................................     315     18,049
*   Patrick Industries, Inc..........................................  21,573  1,065,922
*   PGT Innovations, Inc.............................................  52,261    922,929
#   Pitney Bowes, Inc................................................ 162,270    713,988
*   Proto Labs, Inc..................................................  12,831  1,244,222
*   Radiant Logistics, Inc...........................................  10,500     56,595
    Raven Industries, Inc............................................  34,737  1,211,627
*   RBC Bearings, Inc................................................  15,681  2,515,860
*   Rexnord Corp.....................................................  41,472  1,173,243
*   Saia, Inc........................................................  21,405  1,909,326
    Simpson Manufacturing Co., Inc...................................  29,763  2,459,614
#*  SiteOne Landscape Supply, Inc....................................  30,188  2,658,355
*   SP Plus Corp.....................................................  20,406    901,333
    Spartan Motors, Inc..............................................  31,109    543,474
*   SPX Corp.........................................................  39,567  1,801,881
    Standex International Corp.......................................   5,552    420,731
    Steelcase, Inc., Class A.........................................  56,805    992,383
*   Sterling Construction Co., Inc...................................  25,164    408,789
    Systemax, Inc....................................................  38,056    823,532
    Tennant Co.......................................................  16,546  1,281,157
    Terex Corp.......................................................  50,854  1,401,028
    Tetra Tech, Inc..................................................  36,575  3,199,215
*   Thermon Group Holdings, Inc......................................  11,563    275,546
    Timken Co. (The).................................................  35,990  1,763,510
#*  TPI Composites, Inc..............................................  27,892    572,623
*   Transcat, Inc....................................................   7,200    225,648
#*  Trex Co., Inc....................................................  45,088  3,962,784
*   TriMas Corp......................................................   9,673    312,631
*   TriNet Group, Inc................................................  53,003  2,808,629
    UniFirst Corp....................................................   1,200    241,008
#*  Univar Solutions, Inc............................................  83,954  1,801,653
    Universal Forest Products, Inc...................................   4,800    241,728
    Universal Logistics Holdings, Inc................................  22,316    420,768
    US Ecology, Inc..................................................  20,018  1,245,720
    Valmont Industries, Inc..........................................  13,422  1,841,364
    Viad Corp........................................................  18,213  1,111,357
#*  Vicor Corp.......................................................  23,204    843,465
    Watts Water Technologies, Inc., Class A..........................  16,721  1,559,233
#*  Welbilt, Inc..................................................... 111,174  2,107,859

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INDUSTRIALS -- (Continued)
    Werner Enterprises, Inc..........................................   5,500 $    200,750
#*  Willdan Group, Inc...............................................   4,434      134,350
*   WillScot Corp....................................................  88,411    1,393,357
                                                                              ------------
TOTAL INDUSTRIALS....................................................          178,954,209
                                                                              ------------
INFORMATION TECHNOLOGY -- (14.9%)
*   Acacia Communications, Inc.......................................     791       51,937
*   ACI Worldwide, Inc...............................................  85,196    2,674,303
*   ACM Research, Inc., Class A......................................   7,617       95,898
*   Advanced Energy Industries, Inc..................................  27,497    1,625,073
*   Agilysys, Inc....................................................  13,160      331,500
*   Airgain, Inc.....................................................   6,959       79,124
*   Alarm.com Holdings, Inc..........................................  41,106    2,030,636
*   Ambarella, Inc...................................................  20,128    1,059,337
    American Software, Inc., Class A.................................  24,844      402,721
*   Appfolio, Inc., Class A..........................................  15,117    1,469,826
    Badger Meter, Inc................................................  26,622    1,538,752
    Blackbaud, Inc...................................................  29,316    2,461,078
    Brooks Automation, Inc...........................................  63,603    2,701,219
    Cabot Microelectronics Corp......................................  17,788    2,688,123
#*  Carbonite, Inc...................................................   3,706       63,632
*   Cardtronics P.L.C., Class A......................................  41,793    1,431,828
*   Casa Systems, Inc................................................  61,550      413,616
    Cass Information Systems, Inc....................................  13,355      765,375
*   CEVA, Inc........................................................  11,470      312,213
*   Cirrus Logic, Inc................................................  13,821      939,275
*   Cision, Ltd...................................................... 104,491    1,052,224
*   Clearfield, Inc..................................................   2,337       28,815
#*  Coherent, Inc....................................................  11,329    1,687,115
*   CoreLogic, Inc...................................................  49,921    2,021,301
*   Cornerstone OnDemand Inc.........................................   2,140      125,340
    CSG Systems International, Inc...................................  33,846    1,950,884
    CTS Corp.........................................................  30,192      805,523
#*  Digital Turbine, Inc.............................................  79,080      552,769
#   Ebix, Inc........................................................  28,043    1,195,473
*   eGain Corp.......................................................  36,067      271,404
*   Endurance International Group Holdings, Inc...................... 124,885      489,549
#*  Enphase Energy Inc...............................................  16,437      319,371
*   Envestnet, Inc...................................................   8,699      543,601
*   ePlus, Inc.......................................................  12,668      989,751
    EVERTEC, Inc.....................................................  64,564    1,975,013
*   ExlService Holdings, Inc.........................................  29,891    2,081,310
*   Extreme Networks, Inc............................................  76,380      491,887
*   Fabrinet.........................................................  36,687    2,062,910
*   FARO Technologies, Inc...........................................  12,007      572,494
*   FormFactor, Inc..................................................  71,279    1,556,021
    GlobalSCAPE, Inc.................................................  16,611      161,127
*   Globant SA.......................................................  20,285    1,891,779
    Hackett Group, Inc. (The)........................................  27,453      464,230
*   Harmonic, Inc....................................................  78,103      607,641
*   Ichor Holdings, Ltd..............................................  23,520      684,667
*   IEC Electronics Corp.............................................   1,200        7,956
#*  II-VI, Inc.......................................................  31,166    1,033,153
*   Immersion Corp...................................................  22,673      186,372
#*  Intelligent Systems Corp.........................................     530       23,940
    InterDigital, Inc................................................  20,429    1,095,607
#*  Internap Corp....................................................  16,925       40,282
*   Itron, Inc.......................................................  26,446    2,016,772
#   j2 Global, Inc...................................................  30,589    2,904,732

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES     VALUE+
                                                                      ------- ------------
INFORMATION TECHNOLOGY -- (Continued)
*   Lattice Semiconductor Corp.......................................  72,654 $  1,423,292
    Littelfuse, Inc..................................................   9,124    1,601,901
#*  Lumentum Holdings, Inc...........................................  37,855    2,371,994
*   Luna Innovations, Inc............................................  26,686      160,917
*   Manhattan Associates, Inc........................................   3,174      237,891
    MAXIMUS, Inc.....................................................  18,264    1,401,579
#*  MaxLinear, Inc...................................................  64,799    1,228,589
    MKS Instruments, Inc.............................................   4,310      466,428
#*  Napco Security Technologies, Inc.................................  22,504      683,222
#*  NCR Corp.........................................................  87,725    2,562,447
    NIC, Inc.........................................................  61,927    1,456,523
*   Novanta, Inc.....................................................  30,067    2,677,466
    NVE Corp.........................................................   4,037      251,303
*   OneSpan, Inc.....................................................   1,900       35,549
*   Onto Innovation Inc..............................................  34,454    1,109,432
*   OSI Systems, Inc.................................................  16,975    1,684,599
#*  Park City Group, Inc.............................................   1,240        6,758
*   Paylocity Holding Corp...........................................   3,440      352,944
#   Paysign, Inc.....................................................   7,627       82,219
*   Perficient, Inc..................................................  30,308    1,188,074
    Power Integrations, Inc..........................................  27,849    2,537,322
*   PRGX Global, Inc.................................................  16,734       83,670
    Progress Software Corp...........................................  42,291    1,686,565
*   Qualys, Inc......................................................  14,545    1,241,125
*   Rogers Corp......................................................   9,871    1,337,323
    Sapiens International Corp. NV...................................   8,334      176,097
    Science Applications International Corp..........................  29,369    2,426,467
*   Semtech Corp.....................................................  38,988    1,967,335
*   Silicon Laboratories, Inc........................................  20,550    2,183,232
*   SMART Global Holdings, Inc.......................................  21,989      653,073
#*  SolarEdge Technologies, Inc......................................  32,774    2,784,479
*   SPS Commerce, Inc................................................   3,430      181,001
*   Teradata Corp....................................................  48,282    1,445,080
    TransAct Technologies, Inc.......................................   5,315       65,693
    TTEC Holdings, Inc...............................................  38,477    1,822,656
#*  Tucows, Inc., Class A............................................     852       47,320
*   Verint Systems, Inc..............................................  26,475    1,201,700
*   Viavi Solutions, Inc............................................. 130,683    2,085,701
*   Virtusa Corp.....................................................  27,968    1,042,647
*   Vishay Precision Group, Inc......................................   1,800       61,290
*   Zix Corp.........................................................  20,930      138,347
                                                                              ------------
TOTAL INFORMATION TECHNOLOGY.........................................          101,177,729
                                                                              ------------
MATERIALS -- (5.0%)
>>  A Schulman, Inc..................................................  28,500            0
#*  AK Steel Holding Corp............................................ 302,202      713,197
    Balchem Corp.....................................................  18,843    1,907,100
    Cabot Corp.......................................................  37,395    1,630,048
    Chase Corp.......................................................   8,846    1,036,309
#   Chemours Co. (The)...............................................  86,083    1,412,622
#   Cleveland-Cliffs, Inc............................................ 154,304    1,115,618
#   Compass Minerals International, Inc..............................  29,408    1,660,964
    Eagle Materials, Inc.............................................  19,364    1,768,708
*   Ferro Corp.......................................................  73,726      820,570
*   GCP Applied Technologies, Inc....................................  59,176    1,222,576
    Graphic Packaging Holding Co.....................................  92,181    1,443,554
    Hawkins, Inc.....................................................     835       35,696
    HB Fuller Co.....................................................     143        6,978
*   Ingevity Corp....................................................  29,906    2,518,384

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                         SHARES      VALUE+
                                                                        --------- ------------
MATERIALS -- (Continued)
      Innospec, Inc....................................................     4,928 $    450,222
*     Koppers Holdings, Inc............................................    19,318      620,108
      Louisiana-Pacific Corp...........................................    36,791    1,075,401
      Myers Industries, Inc............................................    33,893      573,809
      Neenah, Inc......................................................    15,285      985,883
      NewMarket Corp...................................................       539      261,679
*     OMNOVA Solutions, Inc............................................    32,559      329,171
      PolyOne Corp.....................................................    61,792    1,980,434
      Quaker Chemical Corp.............................................     3,405      520,556
*     Ryerson Holding Corp.............................................    31,682      275,317
#     Sensient Technologies Corp.......................................    24,477    1,531,281
      Silgan Holdings, Inc.............................................    69,074    2,125,407
      Stepan Co........................................................    17,105    1,671,501
#     Trinseo SA.......................................................    34,038    1,446,615
#*    US Concrete, Inc.................................................    15,230      795,920
      Worthington Industries, Inc......................................    44,214    1,627,517
      WR Grace & Co....................................................     8,653      574,992
                                                                                  ------------
TOTAL MATERIALS........................................................             34,138,137
                                                                                  ------------
REAL ESTATE -- (0.6%)
*     Cushman & Wakefield PLC..........................................     3,071       57,274
      Kennedy-Wilson Holdings, Inc.....................................    28,775      662,113
*     Marcus & Millichap, Inc..........................................    36,257    1,295,100
      Newmark Group, Inc., Class A.....................................   107,253    1,139,027
      RMR Group, Inc. (The), Class A...................................    14,365      695,266
                                                                                  ------------
TOTAL REAL ESTATE......................................................              3,848,780
                                                                                  ------------
UTILITIES -- (0.6%)
      Genie Energy, Ltd., Class B......................................    22,810      169,934
      New Jersey Resources Corp........................................    54,837    2,390,893
      Ormat Technologies, Inc..........................................    21,717    1,662,654
                                                                                  ------------
TOTAL UTILITIES........................................................              4,223,481
                                                                                  ------------
TOTAL COMMON STOCKS....................................................            618,612,858
                                                                                  ------------
PREFERRED STOCKS -- (0.0%)
COMMUNICATION SERVICES -- (0.0%)
      GCI Liberty, Inc.................................................     2,460       64,624
                                                                                  ------------
TOTAL INVESTMENT SECURITIES
  (Cost $502,553,705)..................................................            618,677,482
                                                                                  ------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional U.S. Government Money Market Fund
        1.752%.........................................................   823,311      823,311
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (9.0%)
@(S)  The DFA Short Term Investment Fund............................... 5,294,264   61,259,926
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $564,630,632)..................................................           $680,760,719
                                                                                  ============

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                              ------------ ----------- ------- ------------
Common Stocks
   Communication Services.................... $ 19,367,682          --   --    $ 19,367,682
   Consumer Discretionary....................  109,966,860          --   --     109,966,860
   Consumer Staples..........................   35,139,451          --   --      35,139,451
   Energy....................................    9,306,891          --   --       9,306,891
   Financials................................   50,375,605          --   --      50,375,605
   Health Care...............................   72,114,033          --   --      72,114,033
   Industrials...............................  178,954,209          --   --     178,954,209
   Information Technology....................  101,177,729          --   --     101,177,729
   Materials.................................   34,138,137          --   --      34,138,137
   Real Estate...............................    3,848,780          --   --       3,848,780
   Utilities.................................    4,223,481          --   --       4,223,481
Preferred Stocks
   Communication Services....................       64,624          --   --          64,624
Temporary Cash Investments...................      823,311          --   --         823,311
Securities Lending Collateral................           -- $61,259,926   --      61,259,926
                                              ------------ -----------   --    ------------
TOTAL........................................ $619,500,793 $61,259,926   --    $680,760,719
                                              ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
COMMON STOCKS -- (96.8%)
AUSTRALIA -- (6.1%)
    Altium, Ltd......................................................   5,202 $   115,158
    Aristocrat Leisure, Ltd..........................................  69,670   1,519,156
    Beach Energy, Ltd................................................ 304,068     478,292
    BHP Group, Ltd................................................... 146,880   3,600,389
#   BHP Group, Ltd., Sponsored ADR...................................     711      34,775
    Brambles, Ltd.................................................... 121,002   1,000,329
    CIMIC Group, Ltd.................................................  11,442     260,750
    Coca-Cola Amatil, Ltd............................................  46,963     329,570
    Cochlear, Ltd....................................................   7,509   1,095,488
    Coles Group, Ltd................................................. 145,987   1,510,800
    Computershare, Ltd...............................................  42,497     463,874
    CSL, Ltd.........................................................  27,006   4,762,677
#   Domino's Pizza Enterprises, Ltd..................................   6,605     232,375
    Evolution Mining, Ltd............................................ 110,578     315,411
    IDP Education, Ltd...............................................  18,410     225,653
    Iluka Resources, Ltd.............................................  31,786     205,746
    James Hardie Industries P.L.C....................................  34,715     596,202
    JB Hi-Fi, Ltd....................................................   5,418     138,461
    Macquarie Group, Ltd.............................................   7,758     716,354
    Magellan Financial Group, Ltd....................................  15,941     528,730
    Medibank Pvt, Ltd................................................ 137,068     319,467
    Northern Star Resources, Ltd.....................................  71,250     482,955
    Orora, Ltd.......................................................  55,522     118,343
    Qantas Airways, Ltd.............................................. 144,597     639,573
    Ramsay Health Care, Ltd..........................................  15,662     740,040
    REA Group, Ltd...................................................   6,975     523,469
    Rio Tinto, Ltd...................................................  19,572   1,223,895
    Telstra Corp., Ltd............................................... 350,064     843,109
    TPG Telecom, Ltd.................................................  33,380     150,449
    Wesfarmers, Ltd..................................................  61,462   1,688,663
    WiseTech Global, Ltd.............................................   1,872      33,619
    Woolworths Group, Ltd............................................  33,132     854,346
                                                                              -----------
TOTAL AUSTRALIA......................................................          25,748,118
                                                                              -----------
AUSTRIA -- (0.1%)
    ANDRITZ AG.......................................................     144       6,475
    OMV AG...........................................................   8,917     521,302
    Verbund AG.......................................................     930      50,383
                                                                              -----------
TOTAL AUSTRIA........................................................             578,160
                                                                              -----------
BELGIUM -- (0.9%)
    Anheuser-Busch InBev SA..........................................  27,797   2,243,701
#   Anheuser-Busch InBev SA/NV, Sponsored ADR........................   1,795     144,982
    Colruyt SA.......................................................   6,221     346,040
    Proximus SADP....................................................  14,200     436,377
    Umicore SA.......................................................  17,951     741,017
                                                                              -----------
TOTAL BELGIUM........................................................           3,912,117
                                                                              -----------
CANADA -- (8.7%)
*   Air Canada.......................................................  18,413     655,660
    Alimentation Couche-Tard, Inc., Class B..........................  44,940   1,347,756
*   B2Gold Corp......................................................  35,001     123,039
#*  Bausch Health Cos., Inc..........................................  47,550   1,181,142
    BCE, Inc.........................................................   7,401     351,085
#   BCE, Inc.........................................................   2,084      98,886

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
CANADA -- (Continued)
    CAE, Inc.........................................................   2,400 $    60,187
    CAE, Inc.........................................................  22,140     555,493
#*  Canada Goose Holdings, Inc.......................................   4,694     196,370
    Canadian National Railway Co.....................................  32,222   2,879,680
    Canadian Pacific Railway, Ltd....................................   7,120   1,618,447
#   Canadian Tire Corp., Ltd., Class A...............................   7,800     840,879
    CCL Industries, Inc., Class B....................................  15,913     654,957
*   CGI, Inc.........................................................  11,117     864,013
*   CGI, Inc.........................................................   3,494     271,593
    CI Financial Corp................................................  31,139     453,219
    Cogeco Communications, Inc.......................................   1,100      95,084
    Constellation Software, Inc......................................   2,145   2,118,503
    Dollarama, Inc...................................................  12,000     403,705
#   Empire Co., Ltd., Class A........................................  14,951     396,960
    Finning International, Inc.......................................  16,115     274,436
    FirstService Corp................................................   3,314     289,255
    George Weston, Ltd...............................................   8,682     695,101
    Gildan Activewear, Inc...........................................  14,115     360,356
    IGM Financial, Inc...............................................   5,000     141,106
    Intact Financial Corp............................................   2,743     283,026
#   Inter Pipeline, Ltd..............................................  43,563     731,287
    Keyera Corp......................................................  18,800     435,779
    Kirkland Lake Gold, Ltd..........................................  11,400     535,335
    Kirkland Lake Gold, Ltd..........................................   7,474     350,904
    Loblaw Cos., Ltd.................................................  19,531   1,041,574
    Methanex Corp....................................................   4,413     167,385
    Metro, Inc.......................................................  10,240     433,043
    National Bank of Canada..........................................  11,100     573,246
    Northland Power, Inc.............................................  16,423     327,936
    Open Text Corp...................................................  29,873   1,202,687
    Parkland Fuel Corp...............................................  14,964     497,058
    Pembina Pipeline Corp............................................   3,518     123,693
    Quebecor, Inc., Class B..........................................  19,210     446,595
    Restaurant Brands International, Inc.............................  10,176     665,755
#   Restaurant Brands International, Inc.............................   3,973     259,993
    Ritchie Bros Auctioneers, Inc....................................   4,264     175,436
    Rogers Communications, Inc., Class B.............................  18,601     875,921
    Royal Bank of Canada.............................................  24,730   1,994,773
    Royal Bank of Canada.............................................  28,696   2,314,619
    Saputo, Inc......................................................  22,674     657,617
    Shaw Communications, Inc., Class B...............................  50,373   1,029,624
*   Spin Master Corp.................................................   3,300      93,355
    TC Energy Corp...................................................  24,177   1,216,828
    Thomson Reuters Corp.............................................  10,296     692,509
    Toromont Industries, Ltd.........................................   9,004     464,932
    Toronto-Dominion Bank (The)......................................  22,600   1,290,522
    Waste Connections, Inc...........................................   4,362     403,003
    Waste Connections, Inc...........................................   1,440     133,012
    WSP Global, Inc..................................................   6,500     405,565
                                                                              -----------
TOTAL CANADA.........................................................          36,749,924
                                                                              -----------
DENMARK -- (1.7%)
    Coloplast A.S., Class B..........................................   8,003     963,529
    Novo Nordisk A.S., Class B....................................... 115,328   6,341,736
                                                                              -----------
TOTAL DENMARK........................................................           7,305,265
                                                                              -----------
FINLAND -- (1.0%)
    Elisa Oyj........................................................  15,805     863,417

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FINLAND -- (Continued)
    Kesko Oyj, Class A...............................................   1,990 $   122,612
    Kesko Oyj, Class B...............................................   4,598     306,356
    Kone Oyj, Class B................................................  18,894   1,203,090
    Neste Oyj........................................................  25,744     930,194
#   Nokia Oyj........................................................  16,568      60,821
    Nordea Bank Abp..................................................     835       6,111
    Sampo Oyj, Class A...............................................   8,357     342,469
    UPM-Kymmene Oyj..................................................   4,204     136,922
    Wartsila Oyj Abp.................................................  26,019     274,884
                                                                              -----------
TOTAL FINLAND........................................................           4,246,876
                                                                              -----------
FRANCE -- (9.9%)
    Aeroports de Paris...............................................   2,481     471,859
    Air Liquide SA...................................................  21,392   2,844,302
    Airbus SE........................................................  40,809   5,854,387
    Atos SE..........................................................     809      62,784
    BioMerieux.......................................................     751      61,496
    Bureau Veritas SA................................................  39,375   1,006,683
    Danone SA........................................................  26,495   2,194,878
    Dassault Systemes SE.............................................     425      64,548
#   Eurofins Scientific SE...........................................   1,407     713,341
    Getlink SE.......................................................   6,894     115,480
    Hermes International.............................................   2,069   1,490,409
    Ipsen SA.........................................................   5,962     635,475
    Kering SA........................................................   5,161   2,936,590
    Legrand SA.......................................................  33,551   2,621,138
    L'Oreal SA.......................................................     335      97,841
    LVMH Moet Hennessy Louis Vuitton SE..............................  14,911   6,367,826
    Safran SA........................................................  15,941   2,524,893
    Sartorius Stedim Biotech.........................................   2,180     326,589
    SEB SA...........................................................   3,662     556,452
    Sodexo SA........................................................  15,040   1,655,027
    STMicroelectronics NV............................................  82,378   1,869,677
#   STMicroelectronics NV............................................   3,700      83,916
    Teleperformance..................................................   7,733   1,754,489
    Thales SA........................................................  11,086   1,083,763
*   Ubisoft Entertainment SA.........................................  11,608     686,024
#   Vinci SA.........................................................  33,180   3,722,671
*   Worldline SA.....................................................     550      33,466
                                                                              -----------
TOTAL FRANCE.........................................................          41,836,004
                                                                              -----------
GERMANY -- (7.2%)
    Adidas AG........................................................  10,645   3,290,654
*   Axel Springer SE.................................................   4,771     333,926
    Beiersdorf AG....................................................   4,197     496,544
    Brenntag AG......................................................  16,483     826,132
    Deutsche Boerse AG...............................................  17,136   2,653,674
    Deutsche Post AG.................................................  71,867   2,545,891
    Deutsche Telekom AG.............................................. 247,055   4,347,071
    E.ON SE.......................................................... 257,078   2,592,494
    Fielmann AG......................................................   2,346     180,928
    Fraport AG Frankfurt Airport Services Worldwide..................   1,709     142,843
    Fresenius Medical Care AG & Co. KGaA.............................  16,739   1,208,214
    Fuchs Petrolub SE................................................   2,255      90,827
    Henkel AG & Co. KGaA.............................................   4,144     398,727
    Hochtief AG......................................................   2,863     357,711
    Infineon Technologies AG......................................... 151,097   2,926,563
    KION Group AG....................................................   8,939     594,781

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
GERMANY -- (Continued)
    Knorr-Bremse AG..................................................   4,911 $   495,598
    MTU Aero Engines AG..............................................   4,147   1,109,036
    Nemetschek SE....................................................   6,714     342,564
    Puma SE..........................................................   7,842     590,016
    Puma SE..........................................................     450      33,852
    Rational AG......................................................     370     281,516
    RTL Group SA.....................................................   3,826     194,499
    SAP SE, Sponsored ADR............................................   5,177     686,367
    SAP SE...........................................................  10,453   1,385,038
    Symrise AG.......................................................   8,366     804,030
    Thyssenkrupp AG..................................................  34,441     491,149
    United Internet AG...............................................   1,571      47,426
    Wirecard AG......................................................   8,365   1,058,305
                                                                              -----------
TOTAL GERMANY........................................................          30,506,376
                                                                              -----------
HONG KONG -- (3.0%)
    AIA Group, Ltd................................................... 336,400   3,349,944
    ASM Pacific Technology, Ltd......................................  36,500     509,643
    Chow Tai Fook Jewellery Group, Ltd...............................  43,800      39,381
    Galaxy Entertainment Group, Ltd.................................. 157,000   1,081,045
    HKT Trust & HKT, Ltd............................................. 659,000   1,025,180
    Hong Kong & China Gas Co., Ltd................................... 483,000     937,455
    Hong Kong Exchanges & Clearing, Ltd..............................  82,067   2,556,718
#   MGM China Holdings, Ltd.......................................... 122,400     193,818
    NagaCorp., Ltd................................................... 204,000     370,685
    Prada SpA........................................................  23,100      79,415
    Samsonite International SA.......................................  17,400      35,429
    Sands China, Ltd................................................. 151,200     744,754
    Techtronic Industries Co., Ltd................................... 141,000   1,101,916
    Vitasoy International Holdings, Ltd.............................. 110,000     447,294
    Wynn Macau, Ltd.................................................. 187,600     407,107
                                                                              -----------
TOTAL HONG KONG......................................................          12,879,784
                                                                              -----------
IRELAND -- (0.4%)
    Glanbia P.L.C....................................................   3,477      38,778
    Kerry Group P.L.C., Class A......................................   3,958     478,382
    Kingspan Group P.L.C.............................................   9,478     491,003
    Smurfit Kappa Group P.L.C........................................  22,583     754,216
                                                                              -----------
TOTAL IRELAND........................................................           1,762,379
                                                                              -----------
ISRAEL -- (0.4%)
    Azrieli Group, Ltd...............................................     855      65,902
    Bank Leumi Le-Israel BM..........................................   7,502      54,646
    Bezeq The Israeli Telecommunication Corp., Ltd................... 220,558     145,528
    Delek Group, Ltd.................................................     418      52,229
#   Elbit Systems, Ltd...............................................   1,308     214,394
*   First International Bank Of Israel, Ltd..........................   1,937      53,177
    Harel Insurance Investments & Financial Services, Ltd............   5,929      47,416
    Israel Chemicals, Ltd............................................  56,794     252,453
    Mizrahi Tefahot Bank, Ltd........................................  10,408     258,229
#*  Nice, Ltd., Sponsored ADR........................................   1,919     302,799
    Shufersal, Ltd...................................................   5,390      36,447
    Strauss Group, Ltd...............................................   4,186     126,755
#*  Tower Semiconductor, Ltd.........................................   4,828     105,878
*   Tower Semiconductor, Ltd.........................................   3,754      82,972
                                                                              -----------
TOTAL ISRAEL.........................................................           1,798,825
                                                                              -----------

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
ITALY -- (2.2%)
    A2A SpA..........................................................  93,245 $  187,187
    Atlantia SpA.....................................................   3,530     87,212
    CNH Industrial NV................................................ 116,262  1,265,820
#   DiaSorin SpA.....................................................   1,290    145,449
    Enel SpA......................................................... 325,900  2,525,842
    Ferrari NV.......................................................   5,441    871,446
#   Ferrari NV.......................................................   6,686  1,070,562
#   FinecoBank Banca Fineco SpA......................................  31,048    350,014
    Hera SpA.........................................................  12,409     53,156
    Leonardo SpA.....................................................  32,873    381,906
#   Moncler SpA......................................................  20,041    773,357
    Poste Italiane SpA...............................................  15,976    194,051
    Recordati SpA....................................................  11,853    498,112
    Snam SpA......................................................... 134,297    689,468
                                                                              ----------
TOTAL ITALY..........................................................          9,093,582
                                                                              ----------
JAPAN -- (21.9%)
    ABC-Mart, Inc....................................................   1,200     82,278
    Acom Co., Ltd....................................................   7,700     30,936
    Advantest Corp...................................................  26,700  1,215,076
    Aeon Co., Ltd....................................................  37,700    758,537
    Aeon Delight Co., Ltd............................................     500     17,413
    Ain Holdings, Inc................................................   2,500    143,048
    Amano Corp.......................................................   4,800    141,920
    Asahi Group Holdings, Ltd........................................  21,400  1,071,657
    Asahi Intecc Co., Ltd............................................  20,200    555,811
    Astellas Pharma, Inc............................................. 106,400  1,826,110
    Bandai Namco Holdings, Inc.......................................  12,100    744,019
    Benefit One, Inc.................................................   7,400    149,794
    Benesse Holdings, Inc............................................   1,500     40,155
    Bic Camera, Inc..................................................   4,700     51,315
    Calbee, Inc......................................................   5,200    173,814
    Canon, Inc.......................................................  19,800    543,306
    Capcom Co., Ltd..................................................   8,900    210,072
    Casio Computer Co., Ltd..........................................  14,900    241,880
    Chugai Pharmaceutical Co., Ltd...................................   3,900    328,207
    Colowide Co., Ltd................................................     200      3,878
    Cosmos Pharmaceutical Corp.......................................   1,200    247,813
#   CyberAgent, Inc..................................................  13,400    435,521
    Daifuku Co., Ltd.................................................   7,951    421,894
    Daiichikosho Co., Ltd............................................   4,500    213,918
    Daikin Industries, Ltd...........................................  12,600  1,763,491
    Daito Trust Construction Co., Ltd................................   9,300  1,232,440
    Daiwa House Industry Co., Ltd....................................  17,300    595,554
    Disco Corp.......................................................   1,900    414,651
    DMG Mori Co., Ltd................................................  10,400    168,378
    Eisai Co., Ltd...................................................     600     43,433
    en-japan, Inc....................................................   3,700    156,605
    FamilyMart Co., Ltd..............................................   4,900    121,550
    Fancl Corp.......................................................   2,700     76,299
    Fast Retailing Co., Ltd..........................................   3,500  2,158,421
    FP Corp..........................................................   1,800    111,758
    Fuji Electric Co., Ltd...........................................  14,100    448,121
#   Fuji Kyuko Co., Ltd..............................................   3,699    147,785
    Fuji Oil Holdings, Inc...........................................   3,500    105,264
    Fuji Seal International, Inc.....................................   2,100     52,163
    Fujitsu General, Ltd.............................................   3,200     57,762
    Fujitsu, Ltd.....................................................  12,300  1,090,137
    GMO internet, Inc................................................   8,300    139,480

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
#   GMO Payment Gateway, Inc.........................................   4,800 $  353,756
    Goldwin, Inc.....................................................   2,000    153,140
    GungHo Online Entertainment, Inc.................................   4,140     89,666
    Hakuhodo DY Holdings, Inc........................................  28,200    420,820
    Hamamatsu Photonics KK...........................................   5,000    194,146
#   Harmonic Drive Systems, Inc......................................   2,100     97,391
    Hikari Tsushin, Inc..............................................   1,429    313,232
#   HIS Co., Ltd.....................................................   2,700     70,067
    Hitachi High-Technologies Corp...................................   4,600    286,192
    Hitachi Transport System, Ltd....................................   3,000     85,388
    Horiba, Ltd......................................................   2,300    155,206
    Hoshizaki Corp...................................................   1,700    144,504
    Hoya Corp........................................................  21,900  1,935,461
    Hulic Co., Ltd...................................................  20,100    218,221
    Ichigo, Inc......................................................     600      2,390
    Infomart Corp....................................................  10,200    153,568
#   Ito En, Ltd......................................................   6,200    302,200
    Itochu Techno-Solutions Corp.....................................   3,600     96,951
    Izumi Co., Ltd...................................................   4,200    157,997
#   Japan Airport Terminal Co., Ltd..................................   3,100    153,129
    Japan Exchange Group, Inc........................................  60,700  1,002,066
    Japan Tobacco, Inc...............................................  69,300  1,566,367
    Justsystems Corp.................................................   2,300     94,568
    Kakaku.com, Inc..................................................  15,300    355,264
    Kaken Pharmaceutical Co., Ltd....................................   2,400    117,669
    Kao Corp.........................................................  28,500  2,291,361
    KDDI Corp........................................................ 137,100  3,793,714
    Keihan Holdings Co., Ltd.........................................   6,000    283,301
    Kewpie Corp......................................................   7,800    177,038
    Keyence Corp.....................................................   1,900  1,201,363
    Kikkoman Corp....................................................   5,700    274,185
    Kirin Holdings Co., Ltd..........................................  31,500    668,252
#   Kobe Bussan Co., Ltd.............................................   6,000    177,545
    Koito Manufacturing Co., Ltd.....................................  14,200    742,847
    Komatsu, Ltd.....................................................   6,400    149,855
    Konami Holdings Corp.............................................   7,500    329,241
    Kose Corp........................................................   3,800    673,717
    Kotobuki Spirits Co., Ltd........................................   2,300    158,271
    Kubota Corp......................................................     600      9,530
    Kusuri no Aoki Holdings Co., Ltd.................................   2,100    156,612
    Kyoritsu Maintenance Co., Ltd....................................   1,800     79,625
    Kyudenko Corp....................................................   3,000     98,030
    Lasertec Corp....................................................   2,500    179,715
    Lawson, Inc......................................................   9,000    496,498
    Lion Corp........................................................   6,000    125,565
    M3, Inc..........................................................  27,200    651,803
    Mani, Inc........................................................   2,700     71,281
    Matsui Securities Co., Ltd.......................................   3,500     28,827
    Matsumotokiyoshi Holdings Co., Ltd...............................   3,800    133,852
    McDonald's Holdings Co. Japan, Ltd...............................   1,400     70,270
    MEIJI Holdings Co., Ltd..........................................   6,000    432,467
    Minebea Mitsumi, Inc.............................................  64,500  1,224,954
    MISUMI Group, Inc................................................  10,200    256,415
    MonotaRO Co., Ltd................................................  14,700    444,096
    Morinaga & Co., Ltd..............................................   4,100    202,538
    Murata Manufacturing Co., Ltd....................................  33,400  1,818,568
    Nabtesco Corp....................................................   6,500    206,926
    NET One Systems Co., Ltd.........................................   3,700     99,754
*   Nexon Co., Ltd...................................................   2,100     24,335

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES   VALUE>>
                                                                      ------- ----------
JAPAN -- (Continued)
    Nichirei Corp....................................................  12,300 $  282,467
    Nidec Corp.......................................................   3,600    530,013
    Nifco, Inc.......................................................   9,200    242,842
    Nihon M&A Center, Inc............................................  18,000    547,291
    Nihon Unisys, Ltd................................................   7,000    231,066
    Nintendo Co., Ltd................................................   2,300    843,611
    Nippon Suisan Kaisha, Ltd........................................   9,500     54,407
    Nissan Chemical Corp.............................................   8,300    340,780
    Nitori Holdings Co., Ltd.........................................   1,800    273,980
    Noevir Holdings Co., Ltd.........................................     600     32,387
    NOF Corp.........................................................   4,500    152,006
    Nomura Research Institute, Ltd...................................  12,630    268,144
    NS Solutions Corp................................................   2,000     67,996
    NTT Data Corp....................................................  46,100    605,332
    NTT DOCOMO, Inc..................................................  76,300  2,091,772
    Olympus Corp.....................................................  52,800    718,417
    Omron Corp.......................................................  10,300    602,568
#   Open House Co., Ltd..............................................   9,800    250,435
    Oracle Corp......................................................   4,400    386,743
    Oriental Land Co., Ltd...........................................   3,400    498,443
    OSG Corp.........................................................   4,000     85,558
    Otsuka Corp......................................................   7,000    282,226
    Pan Pacific International Holdings Corp..........................  15,600    245,565
#   Park24 Co., Ltd..................................................  12,700    299,929
*   PeptiDream, Inc..................................................  11,700    587,266
    Persol Holdings Co., Ltd.........................................  25,100    482,121
    Pigeon Corp......................................................  14,000    683,457
    Pilot Corp.......................................................   3,800    154,119
    Pola Orbis Holdings, Inc.........................................   3,700     83,493
    Rakuten, Inc.....................................................  69,887    666,262
    Recruit Holdings Co., Ltd........................................  82,600  2,745,132
    Relo Group, Inc..................................................  13,300    325,497
*   Renesas Electronics Corp......................................... 113,400    767,681
    Rohto Pharmaceutical Co., Ltd....................................   6,000    180,255
#   Ryohin Keikaku Co., Ltd..........................................  36,000    801,441
    Sankyu, Inc......................................................   6,200    315,215
    Santen Pharmaceutical Co., Ltd...................................  21,600    382,608
    Sanwa Holdings Corp..............................................  16,700    195,317
    SCREEN Holdings Co., Ltd.........................................   3,800    263,812
    SCSK Corp........................................................   5,600    285,064
    Secom Co., Ltd...................................................   5,300    491,116
    Seibu Holdings, Inc..............................................  22,000    388,300
    Sekisui Chemical Co., Ltd........................................   6,600    115,076
    Seria Co., Ltd...................................................   3,900     98,030
    Seven & I Holdings Co., Ltd......................................  28,600  1,080,516
    Seven Bank, Ltd..................................................  78,600    227,874
    Sharp Corp.......................................................  34,233    392,692
    Shimadzu Corp....................................................  14,200    379,226
    Shimano, Inc.....................................................   1,500    249,676
    Shin-Etsu Chemical Co., Ltd......................................  13,800  1,538,717
    Shionogi & Co., Ltd..............................................   9,500    570,217
    Ship Healthcare Holdings, Inc....................................   2,200     93,768
    Shiseido Co., Ltd................................................  23,300  1,921,036
#   Skylark Holdings Co., Ltd........................................  34,100    618,919
    SMS Co., Ltd.....................................................   8,000    196,134
    SoftBank Group Corp..............................................  45,180  1,737,912
    Sohgo Security Services Co., Ltd.................................   2,900    157,522
    Sony Corp........................................................  79,900  4,863,445
    Sugi Holdings Co., Ltd...........................................   2,500    138,768

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
JAPAN -- (Continued)
    SUMCO Corp.......................................................  43,300 $   719,250
    Sumitomo Realty & Development Co., Ltd...........................  12,000     435,579
    Sundrug Co., Ltd.................................................   8,400     277,962
    Suntory Beverage & Food, Ltd.....................................   5,900     252,230
    Sushiro Global Holdings, Ltd.....................................   2,300     158,132
    Suzuki Motor Corp................................................  27,400   1,293,667
    Sysmex Corp......................................................   9,000     587,232
    Taiyo Nippon Sanso Corp..........................................  17,800     416,693
    Taiyo Yuden Co., Ltd.............................................  19,200     507,762
    TDK Corp.........................................................   7,600     749,920
    TechnoPro Holdings, Inc..........................................   3,900     239,873
    Terumo Corp......................................................  20,900     682,108
    TIS, Inc.........................................................   4,800     291,041
    Toei Animation Co., Ltd..........................................   1,000      46,651
    Tokyo Electron, Ltd..............................................   9,500   1,924,687
    TOTO, Ltd........................................................   9,399     383,722
    Trend Micro, Inc.................................................  17,400     878,252
    Tsuruha Holdings, Inc............................................   4,100     461,203
    Ulvac, Inc.......................................................   2,300     100,624
    Unicharm Corp....................................................   9,400     318,574
    USS Co., Ltd.....................................................  14,900     288,586
    Welcia Holdings Co., Ltd.........................................   5,200     298,793
#   Workman Co., Ltd.................................................   1,000      70,779
    Yamato Holdings Co., Ltd.........................................   6,400     107,345
    Yaoko Co., Ltd...................................................   2,100      97,947
    Yaskawa Electric Corp............................................  16,600     631,426
    Yokogawa Electric Corp...........................................  14,600     267,515
    Z Holdings Corp.................................................. 127,600     392,844
    Zenkoku Hosho Co., Ltd...........................................   8,200     342,342
    Zensho Holdings Co., Ltd.........................................  10,200     215,736
#   ZOZO, Inc........................................................  24,900     579,994
                                                                              -----------
TOTAL JAPAN..........................................................          92,913,505
                                                                              -----------
NETHERLANDS -- (3.1%)
    ASML Holding NV..................................................   9,856   2,581,976
    GrandVision NV...................................................   6,267     191,583
    Heineken NV......................................................   9,588     979,121
    Koninklijke KPN NV............................................... 725,020   2,250,729
*   OCI NV...........................................................   2,622      58,954
#   Unilever NV......................................................  71,707   4,247,923
#   Unilever NV......................................................   9,659     570,911
    Wolters Kluwer NV................................................  29,525   2,174,605
                                                                              -----------
TOTAL NETHERLANDS....................................................          13,055,802
                                                                              -----------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd.................................................  36,522     303,219
    Fisher & Paykel Healthcare Corp., Ltd............................  10,356     127,018
    Spark New Zealand, Ltd........................................... 198,161     568,457
                                                                              -----------
TOTAL NEW ZEALAND....................................................             998,694
                                                                              -----------
NORWAY -- (0.6%)
#   Aker BP ASA......................................................  10,737     297,816
    Bakkafrost P/F...................................................   2,369     148,349
    Gjensidige Forsikring ASA........................................   3,451      64,517
    Leroy Seafood Group ASA..........................................  19,860     133,410
    Mowi ASA.........................................................  18,607     454,233
    Salmar ASA.......................................................   3,812     177,897
    Telenor ASA......................................................  42,472     794,895

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
NORWAY -- (Continued)
    TGS NOPEC Geophysical Co. ASA....................................  11,677 $   303,267
    Tomra Systems ASA................................................   9,002     242,634
                                                                              -----------
TOTAL NORWAY.........................................................           2,617,018
                                                                              -----------
PORTUGAL -- (0.1%)
    Jeronimo Martins SGPS SA.........................................   9,942     167,062
                                                                              -----------
SINGAPORE -- (1.1%)
    Dairy Farm International Holdings, Ltd...........................  34,900     210,353
    DBS Group Holdings, Ltd..........................................  56,800   1,082,657
    Genting Singapore, Ltd........................................... 464,900     320,741
    Great Eastern Holdings, Ltd......................................     800      12,844
    Jardine Cycle & Carriage, Ltd....................................   9,944     239,075
    Olam International, Ltd..........................................   6,600       8,864
    Oversea-Chinese Banking Corp., Ltd...............................  14,648     117,758
    SATS, Ltd........................................................  64,300     238,455
    Singapore Exchange, Ltd..........................................  81,500     535,091
    Singapore Technologies Engineering, Ltd.......................... 155,600     455,806
    Singapore Telecommunications, Ltd................................ 192,900     467,118
    United Overseas Bank, Ltd........................................  35,323     695,419
    Venture Corp., Ltd...............................................  22,800     264,471
                                                                              -----------
TOTAL SINGAPORE......................................................           4,648,652
                                                                              -----------
SPAIN -- (2.7%)
    Acciona SA.......................................................   2,543     264,925
    ACS Actividades de Construccion y Servicios SA...................  32,243   1,308,348
    Aena SME SA......................................................   6,064   1,113,120
    Amadeus IT Group SA..............................................  23,703   1,753,507
    Cellnex Telecom S.A..............................................   5,175     223,133
    Cellnex Telecom SA...............................................  17,828     769,257
    Enagas SA........................................................  15,910     393,686
    Endesa SA........................................................  25,811     702,958
    Grifols SA.......................................................  13,624     439,518
    Industria de Diseno Textil SA....................................  41,047   1,279,058
    Naturgy Energy Group SA..........................................   4,405     120,015
    Telefonica SA.................................................... 410,076   3,149,093
                                                                              -----------
TOTAL SPAIN..........................................................          11,516,618
                                                                              -----------
SWEDEN -- (2.5%)
    AAK AB...........................................................   5,532      98,132
    Alfa Laval AB....................................................  20,119     465,660
    Assa Abloy AB, Class B...........................................  11,938     283,508
    Atlas Copco AB, Class A..........................................  42,755   1,509,102
    Atlas Copco AB, Class B..........................................  24,996     775,584
    Axfood AB........................................................  11,827     254,740
    Beijer Ref AB....................................................   2,178      58,800
    Electrolux AB....................................................  30,287     796,286
    Elekta AB, Class B...............................................  25,642     357,214
#   Epiroc AB, Class A...............................................  38,561     434,476
    Epiroc AB, Class B...............................................  24,352     265,227
    Essity AB, Class B...............................................  23,554     735,844
#   Hennes & Mauritz AB, Class B.....................................  43,238     906,247
    Hexagon AB, Class B..............................................   5,530     283,124
    Hexpol AB........................................................   7,397      65,997
    Indutrade AB.....................................................   6,153     189,714
    Lifco AB, Class B................................................   3,104     154,819
    Loomis AB, Class B...............................................   8,123     314,518
    Nibe Industrier AB, Class B......................................  21,759     297,934

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWEDEN -- (Continued)
    Sandvik AB.......................................................  76,904 $ 1,358,688
    Securitas AB, Class B............................................  36,494     584,346
    Sweco AB, Class B................................................   4,771     167,866
*   Swedish Orphan Biovitrum AB......................................  10,711     169,859
                                                                              -----------
TOTAL SWEDEN.........................................................          10,527,685
                                                                              -----------
SWITZERLAND -- (8.4%)
    EMS-Chemie Holding AG............................................     912     571,367
    Geberit AG.......................................................   2,868   1,457,202
    Givaudan SA......................................................     905   2,658,830
    Kuehne + Nagel International AG..................................   6,980   1,127,669
#   Logitech International SA........................................   5,653     230,360
    Nestle SA........................................................  66,107   7,072,214
    Partners Group Holding AG........................................   1,507   1,177,662
    Roche Holding AG.................................................   1,591     474,320
    Roche Holding AG.................................................  41,224  12,406,602
    Schindler Holding AG.............................................   2,612     618,557
    SGS SA...........................................................     726   1,893,483
    Sika AG..........................................................  19,024   3,270,349
#   Sonova Holding AG................................................   1,486     341,005
    Straumann Holding AG.............................................     859     767,501
    Temenos AG.......................................................   9,028   1,291,644
                                                                              -----------
TOTAL SWITZERLAND....................................................          35,358,765
                                                                              -----------
UNITED KINGDOM -- (14.6%)
    Admiral Group P.L.C..............................................  19,410     507,994
    Ashtead Group P.L.C..............................................  66,691   2,030,462
#   AstraZeneca P.L.C., Sponsored ADR................................  84,748   4,155,195
    AstraZeneca P.L.C................................................  11,665   1,137,538
    Auto Trader Group P.L.C.......................................... 117,386     855,308
    B&M European Value Retail SA.....................................  18,781      90,100
    BAE Systems P.L.C................................................ 251,209   1,876,459
    Berkeley Group Holdings P.L.C....................................   9,077     517,384
    BHP Group P.L.C., ADR............................................  10,624     450,670
    BHP Group P.L.C..................................................  71,676   1,520,287
    BT Group P.L.C................................................... 907,739   2,409,009
    Bunzl P.L.C......................................................  18,880     491,158
    Burberry Group P.L.C.............................................  51,260   1,359,260
    Burford Capital, Ltd.............................................   6,035      68,710
    Centrica P.L.C................................................... 358,301     337,185
    Coca-Cola HBC AG.................................................  13,286     404,541
    Compass Group P.L.C..............................................  96,525   2,569,881
    Croda International P.L.C........................................  10,792     673,347
    DCC P.L.C........................................................     801      75,117
    Diageo P.L.C., Sponsored ADR.....................................  13,344   2,186,681
    Diageo P.L.C.....................................................     999      40,890
    Evraz P.L.C......................................................  83,618     399,021
    Experian P.L.C...................................................  65,971   2,079,492
    Ferguson P.L.C...................................................  25,979   2,218,397
    Fresnillo P.L.C..................................................   8,502      78,548
    G4S P.L.C........................................................ 171,561     460,116
    GlaxoSmithKline P.L.C., Sponsored ADR............................ 155,524   7,122,999
    Halma P.L.C......................................................   7,820     189,756
    Hargreaves Lansdown P.L.C........................................  33,811     776,411
    Hikma Pharmaceuticals P.L.C......................................   8,164     212,613
    HomeServe P.L.C..................................................  17,442     261,986
    Imperial Brands P.L.C............................................  90,004   1,974,280
    InterContinental Hotels Group P.L.C., ADR........................   6,985     423,242

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


                                                                         SHARES     VALUE>>
                                                                        --------- ------------
UNITED KINGDOM -- (Continued)
      International Consolidated Airlines Group SA.....................    23,122 $    159,163
      Intertek Group P.L.C.............................................    15,324    1,062,502
      ITV P.L.C........................................................   606,234    1,051,673
      IWG P.L.C........................................................    13,188       65,693
      JD Sports Fashion P.L.C..........................................    51,308      510,387
      Johnson Matthey P.L.C............................................     1,894       75,243
      London Stock Exchange Group P.L.C................................     3,933      354,437
      Merlin Entertainments P.L.C......................................     8,205       48,339
      Mondi P.L.C......................................................    40,370      837,028
      Next P.L.C.......................................................    17,911    1,527,564
      NMC Health P.L.C.................................................     4,287      121,522
      Persimmon P.L.C..................................................    22,205      654,965
      RELX P.L.C.......................................................    51,970    1,251,196
      RELX P.L.C.......................................................    71,813    1,728,033
      Rentokil Initial P.L.C...........................................   151,940      894,196
      Rightmove P.L.C..................................................   101,494      787,815
#     Rio Tinto P.L.C., Sponsored ADR..................................    43,071    2,240,123
      Rolls-Royce Holdings P.L.C.......................................    86,276      793,890
      Sage Group P.L.C. (The)..........................................    74,067      690,312
      Smith & Nephew P.L.C.............................................    42,940      921,768
      Smiths Group P.L.C...............................................     2,339       48,894
      Spirax-Sarco Engineering P.L.C...................................     6,974      715,698
      SSE P.L.C........................................................     7,597      126,384
      St James's Place P.L.C...........................................    89,355    1,205,226
      Taylor Wimpey P.L.C..............................................    78,057      167,409
      Unilever P.L.C., Sponsored ADR...................................    65,558    3,940,691
      Unilever P.L.C...................................................       712       42,634
      Whitbread P.L.C..................................................       910       47,899
                                                                                  ------------
TOTAL UNITED KINGDOM...................................................             62,024,721
                                                                                  ------------
TOTAL COMMON STOCKS....................................................            410,245,932
                                                                                  ------------
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Fuchs Petrolub SE................................................     4,102      174,762
      Henkel AG & Co. KGaA.............................................     6,011      624,379
      Sartorius AG.....................................................     3,466      673,520
      Schaeffler AG....................................................     3,242       27,348
                                                                                  ------------
TOTAL GERMANY..........................................................              1,500,009
                                                                                  ------------
UNITED KINGDOM -- (0.0%)
      Rolls-Royce Holdings P.L.C....................................... 3,968,696        5,141
                                                                                  ------------
TOTAL PREFERRED STOCKS.................................................              1,505,150
                                                                                  ------------
TOTAL INVESTMENT SECURITIES
  (Cost $336,623,493)..................................................            411,751,082
                                                                                  ------------
                                                                                    VALUE+
                                                                                  ------------
SECURITIES LENDING COLLATERAL -- (2.9%)
@(S)  The DFA Short Term Investment Fund............................... 1,051,194   12,163,370
                                                                                  ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $348,785,611)..................................................           $423,914,452
                                                                                  ============

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
Common Stocks
   Australia................................. $    34,775 $ 25,713,343   --    $ 25,748,118
   Austria...................................          --      578,160   --         578,160
   Belgium...................................     144,982    3,767,135   --       3,912,117
   Canada....................................  36,749,924           --   --      36,749,924
   Denmark...................................          --    7,305,265   --       7,305,265
   Finland...................................          --    4,246,876   --       4,246,876
   France....................................      83,916   41,752,088   --      41,836,004
   Germany...................................     720,219   29,786,157   --      30,506,376
   Hong Kong.................................          --   12,879,784   --      12,879,784
   Ireland...................................          --    1,762,379   --       1,762,379
   Israel....................................     623,071    1,175,754   --       1,798,825
   Italy.....................................   1,070,562    8,023,020   --       9,093,582
   Japan.....................................          --   92,913,505   --      92,913,505
   Netherlands...............................   6,829,899    6,225,903   --      13,055,802
   New Zealand...............................          --      998,694   --         998,694
   Norway....................................          --    2,617,018   --       2,617,018
   Portugal..................................          --      167,062   --         167,062
   Singapore.................................          --    4,648,652   --       4,648,652
   Spain.....................................          --   11,516,618   --      11,516,618
   Sweden....................................          --   10,527,685   --      10,527,685
   Switzerland...............................     230,360   35,128,405   --      35,358,765
   United Kingdom............................  20,519,601   41,505,120   --      62,024,721
Preferred Stocks
   Germany...................................          --    1,500,009   --       1,500,009
   United Kingdom............................          --        5,141   --           5,141
Securities Lending Collateral................          --   12,163,370   --      12,163,370
                                              ----------- ------------   --    ------------
TOTAL........................................ $67,007,309 $356,907,143   --    $423,914,452
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                               OCTOBER 31, 2019

                                                                      SHARES  VALUE>>
                                                                      ------- --------
COMMON STOCKS -- (95.5%)
AUSTRALIA -- (6.5%)
*   3P Learning, Ltd.................................................  20,996 $ 13,572
#   Adairs, Ltd......................................................  14,945   18,239
    ALS, Ltd.........................................................  86,031  478,469
    Altium, Ltd......................................................  28,568  632,415
    AMA Group, Ltd...................................................  79,747   75,536
    AP Eagers, Ltd...................................................  13,988  118,177
    Appen, Ltd.......................................................   7,182  107,903
#   ARB Corp., Ltd...................................................  15,707  196,018
*   Asaleo Care, Ltd.................................................  72,248   47,628
    Austal, Ltd......................................................  44,904  129,283
    Australian Finance Group, Ltd....................................  28,927   53,763
    Baby Bunting Group, Ltd..........................................   8,495   23,118
    Bapcor, Ltd......................................................  53,447  263,467
#*  Bellamy's Australia, Ltd.........................................  20,602  181,659
#   Blackmores, Ltd..................................................   3,334  198,510
    Bravura Solutions, Ltd...........................................  58,889  165,671
    Breville Group, Ltd..............................................  22,651  239,888
    BSA, Ltd.........................................................  40,239   11,122
#*  Byron Energy, Ltd................................................  59,452   13,278
    carsales.com, Ltd................................................  51,057  547,152
*   Champion Iron, Ltd...............................................  62,670   92,080
#   Citadel Group, Ltd. (The)........................................   7,469   18,286
    City Chic Collective, Ltd........................................  24,304   46,591
#   Class, Ltd.......................................................  11,009   14,884
#   Clinuvel Pharmaceuticals, Ltd....................................   8,616  181,581
    Clover Corp., Ltd................................................  50,310  107,153
    Codan, Ltd.......................................................  23,537  100,409
    Collins Foods, Ltd...............................................  22,615  159,490
#   Corporate Travel Management, Ltd.................................  15,672  190,386
#   Costa Group Holdings, Ltd........................................  67,131  132,026
    Costa Group Holdings, Ltd........................................  16,783   32,973
    Credit Corp. Group, Ltd..........................................  13,135  283,726
    Data#3, Ltd......................................................  32,737   77,609
    Dicker Data, Ltd.................................................   9,278   44,829
#   Domino's Pizza Enterprises, Ltd..................................  11,539  405,962
    Elders, Ltd......................................................  27,974  113,871
#*  Emeco Holdings, Ltd..............................................  51,947   63,942
    GUD Holdings, Ltd................................................  19,617  146,292
    Hansen Technologies, Ltd.........................................  41,024   95,997
#   HUB24, Ltd.......................................................  12,795  108,615
    IDP Education, Ltd...............................................  29,662  363,569
    Iluka Resources, Ltd.............................................  93,166  603,049
    Infomedia, Ltd...................................................  89,983  141,958
#   Inghams Group, Ltd...............................................  57,622  123,364
    Integral Diagnostics, Ltd........................................  18,254   45,500
    Integrated Research, Ltd.........................................  19,978   40,724
#   InvoCare, Ltd....................................................  28,026  253,307
    IPH, Ltd.........................................................  41,970  233,466
    IRESS, Ltd.......................................................  36,860  323,704
#   JB Hi-Fi, Ltd....................................................  25,072  640,732
    Johns Lyng Group, Ltd............................................  15,420   19,635
    Jumbo Interactive, Ltd...........................................   9,248  141,382
    Kogan.com, Ltd...................................................  12,958   60,426
#   Lifestyle Communities, Ltd.......................................  15,764   92,345
#   Lovisa Holdings, Ltd.............................................   9,281   86,076
    Lycopodium, Ltd..................................................   3,350   12,792
*   Lynas Corp., Ltd................................................. 118,339  202,619

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
AUSTRALIA -- (Continued)
    Macquarie Telecom Group, Ltd.....................................     393 $     6,273
    McMillan Shakespeare, Ltd........................................  16,320     180,531
    MNF Group, Ltd...................................................   6,344      23,177
    Monadelphous Group, Ltd..........................................  20,070     212,424
    Netwealth Group, Ltd.............................................  14,101      85,531
    nib holdings, Ltd................................................ 108,113     522,623
    Nick Scali, Ltd..................................................  16,734      70,821
    Noni B, Ltd......................................................   5,058       8,684
    NRW Holdings, Ltd................................................  75,058     116,721
    OFX Group, Ltd...................................................  60,218      58,021
    Orora, Ltd.......................................................  75,892     161,761
    Over the Wire Holdings, Ltd......................................   4,517      14,663
#*  Pact Group Holdings, Ltd.........................................  39,768      66,392
#*  Pantoro, Ltd..................................................... 206,770      23,374
    Pendal Group, Ltd................................................  51,914     256,331
    Perpetual, Ltd...................................................   8,982     222,672
    Platinum Asset Management, Ltd...................................  63,551     181,486
#*  Praemium, Ltd....................................................  79,053      34,489
    Pro Medicus, Ltd.................................................   9,475     173,875
    PSC Insurance Group, Ltd.........................................  13,241      25,787
    PWR Holdings, Ltd................................................  10,213      33,440
    Ramelius Resources, Ltd.......................................... 106,729      91,922
    Regis Healthcare, Ltd............................................  33,494      74,447
    Regis Resources, Ltd............................................. 112,292     380,564
*   Saracen Mineral Holdings, Ltd.................................... 190,858     493,829
    SeaLink Travel Group, Ltd........................................  16,227      57,335
    Service Stream, Ltd..............................................  66,766     118,664
*   Seven West Media, Ltd............................................ 153,225      42,078
    SG Fleet Group, Ltd..............................................  19,452      32,399
    SmartGroup Corp., Ltd............................................  17,714     139,412
    St Barbara, Ltd.................................................. 158,526     305,829
    Stanmore Coal, Ltd...............................................   6,743       4,740
    Steadfast Group, Ltd.............................................   8,086      20,025
    Technology One, Ltd..............................................  59,041     299,929
    Terracom, Ltd....................................................  74,067      19,923
#   Webjet, Ltd......................................................   8,962      69,858
                                                                              -----------
TOTAL AUSTRALIA......................................................          13,946,248
                                                                              -----------
AUSTRIA -- (0.8%)
    ANDRITZ AG.......................................................  16,049     721,663
    DO & CO AG.......................................................   2,039     189,702
    Flughafen Wien AG................................................     783      32,112
    Oesterreichische Post AG.........................................   8,747     322,368
    Palfinger AG.....................................................   3,871     110,579
    Schoeller-Bleckmann Oilfield Equipment AG........................   2,388     136,491
    Telekom Austria AG...............................................  36,298     281,251
                                                                              -----------
TOTAL AUSTRIA........................................................           1,794,166
                                                                              -----------
BELGIUM -- (1.4%)
*   AGFA-Gevaert NV..................................................  48,528     221,437
*   Argenx SE........................................................   3,333     405,856
    Atenor...........................................................     696      58,103
    Barco NV.........................................................   2,151     468,454
    bpost SA.........................................................  20,979     239,753
    Econocom Group SA................................................   8,267      21,557
    EVS Broadcast Equipment SA.......................................   2,569      63,108
    Fagron...........................................................  10,154     192,804
    Immobel SA.......................................................     316      23,963

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
BELGIUM -- (Continued)
    Jensen-Group NV..................................................     796 $   30,351
    Kinepolis Group NV...............................................   3,708    246,663
    Lotus Bakeries NV................................................      75    211,579
#   Melexis NV.......................................................   4,841    339,692
    Orange Belgium SA................................................   5,647    124,340
#   Resilux..........................................................     219     32,839
    Sioen Industries NV..............................................   1,464     36,261
    TER Beke SA......................................................     123     14,634
*   Tessenderlo Group SA.............................................   5,906    195,394
    Van de Velde NV..................................................   1,365     36,854
                                                                              ----------
TOTAL BELGIUM........................................................          2,963,642
                                                                              ----------
CANADA -- (8.2%)
    Aecon Group, Inc.................................................   5,900     81,528
#   AG Growth International, Inc.....................................   3,900    126,792
*   Alacer Gold Corp.................................................  16,200     80,194
*   Almonty Industries, Inc..........................................  12,000      6,286
    Altus Group, Ltd.................................................   8,149    225,828
    Andrew Peller, Ltd., Class A.....................................   8,000     79,386
*   Aritzia, Inc.....................................................  18,943    269,957
*   ATS Automation Tooling Systems, Inc..............................  16,657    226,123
*   B2Gold Corp...................................................... 192,313    676,038
*   B2Gold Corp......................................................  18,822     66,065
#   Badger Daylighting, Ltd..........................................   9,038    267,757
    Bird Construction, Inc...........................................   7,400     34,553
    BMTC Group, Inc..................................................   1,300     11,874
    Boralex, Inc., Class A...........................................  17,156    283,958
    Calian Group, Ltd................................................   1,500     40,339
#*  Canacol Energy, Ltd..............................................   5,700     20,989
#   Cineplex, Inc....................................................  14,789    252,079
    Clearwater Seafoods, Inc.........................................   4,851     19,336
    Cogeco Communications, Inc.......................................   3,006    259,838
    Cogeco, Inc......................................................   1,300    100,607
    Colliers International Group, Inc................................   8,919    597,602
    Computer Modelling Group, Ltd....................................  25,656    136,549
    Corby Spirit and Wine, Ltd.......................................   2,600     31,584
*   CRH Medical Corp.................................................  17,865     53,713
*   DIRTT Environmental Solutions....................................  20,744     94,183
*   Endeavour Mining Corp............................................  20,300    367,592
    Enghouse Systems, Ltd............................................   9,014    262,597
*   ERO Copper Corp..................................................  12,259    153,203
    Evertz Technologies, Ltd.........................................   6,300     85,620
#   Exchange Income Corp.............................................   3,800    112,549
#   Extendicare, Inc.................................................  22,325    151,026
    Fiera Capital Corp...............................................  10,800     86,098
    Finning International, Inc.......................................  21,263    362,105
    First National Financial Corp....................................   3,437    111,922
    FirstService Corp................................................   7,505    655,056
    Gamehost, Inc....................................................   3,800     23,427
#*  GDI Integrated Facility Services, Inc............................   1,900     42,152
    Gibson Energy, Inc...............................................  34,580    602,807
#   goeasy, Ltd......................................................   1,930     88,243
#*  Golden Star Resources, Ltd.......................................  18,296     61,677
*   Great Canadian Gaming Corp.......................................  13,827    437,349
*   Heroux-Devtek, Inc...............................................   1,600     20,360
    HLS Therapeutics, Inc............................................   2,100     23,916
*   IBI Group, Inc...................................................   3,700     13,934
    Information Services Corp........................................   2,603     31,957
    Innergex Renewable Energy, Inc...................................  28,240    352,491

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
CANADA -- (Continued)
    Intertape Polymer Group, Inc..................................... 15,246 $   196,319
    Jamieson Wellness, Inc...........................................  9,606     173,289
#   Just Energy Group, Inc........................................... 22,600      52,335
    K-Bro Linen, Inc.................................................  1,500      41,227
*   Kinaxis, Inc.....................................................  6,150     392,739
#   Kinder Morgan Canada, Ltd........................................  7,500      79,721
    Labrador Iron Ore Royalty Corp................................... 15,400     260,856
#*  Largo Resources, Ltd............................................. 43,128      43,223
    Lassonde Industries, Inc., Class A...............................    600      79,616
    Leon's Furniture, Ltd............................................  5,732      68,544
    Logistec Corp., Class B..........................................    800      22,959
    Lucara Diamond Corp.............................................. 70,116      57,494
    Maple Leaf Foods, Inc............................................ 18,502     322,672
#   Medical Facilities Corp..........................................  7,447      44,215
    Methanex Corp....................................................  8,369     317,134
    Methanex Corp....................................................    900      34,137
    Morneau Shepell, Inc............................................. 15,500     373,172
    MTY Food Group, Inc..............................................  4,427     176,849
    NFI Group, Inc................................................... 11,983     263,570
    Norbord, Inc.....................................................  9,236     266,610
    North American Construction Group, Ltd...........................  5,400      62,483
    North West Co., Inc. (The)....................................... 11,976     256,232
    Northland Power, Inc............................................. 10,652     212,700
*   Organigram Holdings, Inc......................................... 12,900      42,957
*   Parex Resources, Inc............................................. 33,745     457,329
    Pason Systems, Inc............................................... 19,350     207,736
*   Photon Control, Inc.............................................. 26,632      21,231
*   Points International, Ltd........................................  3,500      38,160
    Pollard Banknote, Ltd............................................  3,400      52,919
    Premium Brands Holdings Corp.....................................  7,550     498,079
*   Pretium Resources, Inc........................................... 37,233     375,129
#*  Pulse Seismic, Inc............................................... 15,400      28,179
    Recipe Unlimited Corp............................................  4,300      77,244
    Richelieu Hardware, Ltd.......................................... 12,397     254,510
    Rogers Sugar, Inc................................................ 21,000      86,577
*   Roxgold, Inc..................................................... 55,900      41,168
#   Savaria Corp.....................................................  6,400      65,842
*   SEMAFO, Inc...................................................... 72,350     233,458
#   Sienna Senior Living, Inc........................................ 14,206     204,823
#   Sleep Country Canada Holdings, Inc...............................  8,349     139,139
#*  Spin Master Corp.................................................  7,140     201,986
*   SSR Mining, Inc..................................................  3,023      44,710
    Stantec, Inc..................................................... 24,160     515,448
#   Stelco Holdings, Inc.............................................  5,946      46,273
    Stella-Jones, Inc................................................ 12,978     359,849
    Superior Plus Corp............................................... 41,856     377,851
*   TeraGo, Inc......................................................  1,900      13,098
    TerraVest Industries, Inc........................................  1,100      10,273
    TFI International, Inc........................................... 18,153     578,454
*   Torex Gold Resources, Inc........................................  8,900     130,213
#*  Wesdome Gold Mines Ltd........................................... 33,900     207,194
#   Westshore Terminals Investment Corp.............................. 11,441     198,400
    Winpak, Ltd......................................................  7,247     256,624
                                                                             -----------
TOTAL CANADA.........................................................         17,652,188
                                                                             -----------
DENMARK -- (1.6%)
*   Nilfisk Holding A.S..............................................  4,687      79,229
    Pandora A.S...................................................... 17,456     858,940
    Royal Unibrew A.S................................................ 15,601   1,279,893

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
DENMARK -- (Continued)
    RTX A.S..........................................................    513 $   11,912
    SimCorp A.S...................................................... 12,371  1,106,929
    Tivoli A.S.......................................................    108     11,057
    Topdanmark A.S...................................................  2,161     96,788
                                                                             ----------
TOTAL DENMARK........................................................         3,444,748
                                                                             ----------
FINLAND -- (2.3%)
    Alma Media Oyj...................................................  7,507     59,346
    Caverion Oyj.....................................................  1,617     12,089
*   F-Secure Oyj.....................................................  3,685     11,779
    Kesko Oyj, Class A...............................................  2,364    145,656
    Kesko Oyj, Class B...............................................  5,991    399,169
    Lassila & Tikanoja Oyj...........................................  7,233    116,715
#   Metso Oyj........................................................ 21,742    823,082
    Olvi Oyj, Class A................................................  3,444    146,297
    Orion Oyj, Class A...............................................  6,336    278,715
    Orion Oyj, Class B............................................... 26,317  1,167,543
    Ponsse Oyj.......................................................  2,688     83,849
    Revenio Group Oyj................................................  1,473     43,478
#   Sanoma Oyj....................................................... 15,690    164,162
    Tieto Oyj........................................................ 13,952    397,113
#   Tikkurila Oyj....................................................  8,580    136,949
    Tokmanni Group Corp..............................................  9,317    119,293
    Vaisala Oyj, Class A.............................................  5,135    153,904
    Valmet Oyj....................................................... 30,049    672,512
                                                                             ----------
TOTAL FINLAND........................................................         4,931,651
                                                                             ----------
FRANCE -- (4.0%)
*   Air France-KLM................................................... 44,311    528,208
    Akka Technologies................................................  2,788    179,950
    Albioma SA.......................................................  5,747    149,167
    Aubay............................................................  2,001     69,696
    Bastide le Confort Medical.......................................    726     31,113
    Bourbon Corp.....................................................  2,000     31,174
*   Cegedim SA.......................................................  1,355     41,932
    Cie Plastic Omnium SA............................................ 13,034    356,043
#   Devoteam SA......................................................  1,294    109,927
    Euronext NV...................................................... 13,342  1,076,327
    Eutelsat Communications SA.......................................  8,436    160,030
    Gaztransport Et Technigaz SA.....................................  4,650    424,259
    GL Events........................................................    662     17,367
    Guerbet..........................................................  1,579     88,483
*   ID Logistics Group...............................................    627    119,871
    Ingenico Group SA................................................ 13,599  1,454,155
#   JCDecaux SA...................................................... 10,942    299,105
    Kaufman & Broad SA...............................................  4,553    173,694
    Lagardere SCA.................................................... 23,695    529,478
    Lectra...........................................................  7,400    173,261
    Linedata Services................................................    871     25,067
    LNA Sante SA.....................................................  1,447     76,386
    Metropole Television SA..........................................  8,527    150,011
    Robertet SA......................................................    116    104,808
    Societe BIC SA...................................................  6,097    423,458
    Societe pour l'Informatique Industrielle.........................  2,187     58,064
*   SOITEC...........................................................  4,671    515,216
    Somfy SA.........................................................  1,955    181,003
    Sopra Steria Group...............................................  2,500    343,178
    SPIE SA.......................................................... 15,326    323,462

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
FRANCE -- (Continued)
    Stef SA..........................................................     832 $    80,832
    Sword Group......................................................     965      32,945
*   Transgene SA.....................................................   3,815       7,499
    Trigano SA.......................................................   2,223     200,488
*   Virbac SA........................................................     197      48,041
                                                                              -----------
TOTAL FRANCE.........................................................           8,583,698
                                                                              -----------
GERMANY -- (6.7%)
    All for One Group AG.............................................     457      23,044
    Amadeus Fire AG..................................................   1,434     180,642
    Atoss Software AG................................................     471      70,830
    Basler AG........................................................   1,509      77,664
    Bechtle AG.......................................................   7,619     825,096
    bet-at-home.com AG...............................................   1,082      57,608
    Borussia Dortmund GmbH & Co. KGaA................................  13,343     126,194
    CANCOM SE........................................................   8,499     454,542
*   CECONOMY AG......................................................  38,279     192,628
    CENIT AG.........................................................   2,561      34,739
    Cewe Stiftung & Co. KGAA.........................................   1,579     151,866
    CompuGroup Medical SE............................................   6,878     440,657
    CTS Eventim AG & Co. KGaA........................................  15,058     912,002
*   DEAG Deutsche Entertainment AG...................................   3,168      14,938
*   Dialog Semiconductor P.L.C.......................................  11,508     517,633
    Dr Hoenle AG.....................................................   1,077      55,921
    Eckert & Ziegler Strahlen- und Medizintechnik AG.................   1,076     188,595
    Energiekontor AG.................................................   1,600      34,944
*   Evotec SE........................................................  28,193     645,779
    Fielmann AG......................................................   5,536     426,946
    First Sensor AG..................................................   1,540      59,836
    Fuchs Petrolub SE................................................   6,991     281,585
    Gerresheimer AG..................................................   8,095     652,822
    Hamburger Hafen und Logistik AG..................................   6,206     160,779
    Hawesko Holding AG...............................................     423      15,768
    Hugo Boss AG.....................................................  17,355     731,730
*   Hypoport AG......................................................     414     128,307
    Isra Vision AG...................................................   3,848     182,006
*   LPKF Laser & Electronics AG......................................   3,833      59,443
    Nemetschek SE....................................................  14,796     754,927
    New Work SE......................................................     881     277,533
    Nexus AG.........................................................   3,982     140,973
    OHB SE...........................................................   1,179      46,740
    Pfeiffer Vacuum Technology AG....................................   1,849     289,584
    ProSiebenSat.1 Media SE..........................................  49,196     726,463
*   PVA TePla AG.....................................................     854      10,165
    Rheinmetall AG...................................................   9,246   1,115,129
#   S&T AG...........................................................  14,109     300,890
    Scout24 AG.......................................................  17,252   1,069,388
    Secunet Security Networks AG.....................................     276      35,771
    Siltronic AG.....................................................   4,404     419,434
    Sixt SE..........................................................   3,091     302,273
    Stabilus SA......................................................   6,287     352,963
    STRATEC SE.......................................................   1,313      99,192
    Stroeer SE & Co. KGaA............................................   7,622     614,092
    Washtec AG.......................................................   3,278     164,727
                                                                              -----------
TOTAL GERMANY........................................................          14,424,788
                                                                              -----------
HONG KONG -- (2.7%)
#   Agritrade Resources, Ltd......................................... 655,000      56,031

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
HONG KONG -- (Continued)
    ASM Pacific Technology, Ltd......................................  50,500 $  705,123
*   Brightoil Petroleum Holdings, Ltd................................ 408,000     78,102
    Build King Holdings, Ltd.........................................  80,000      9,180
    Cafe de Coral Holdings, Ltd......................................  88,000    240,116
    Camsing International Holding, Ltd...............................  80,000     11,843
*   China Display Optoelectronics Technology Holdings, Ltd........... 144,000     10,246
    CITIC Telecom International Holdings, Ltd........................ 281,000    106,662
    Convenience Retail Asia, Ltd..................................... 108,000     51,938
#*  Cosmopolitan International Holdings, Ltd......................... 280,000     38,599
    Fairwood Holdings, Ltd...........................................  16,500     43,450
    Giordano International, Ltd...................................... 282,000     89,518
#*  Gold-Finance Holdings, Ltd....................................... 214,000      1,475
#*  Great Harvest Maeta Group Holdings, Ltd.......................... 100,000     19,007
    HKBN, Ltd........................................................ 171,500    306,075
#   Honma Golf, Ltd..................................................  19,000     17,080
    IGG, Inc......................................................... 211,000    137,886
    International Housewares Retail Co., Ltd.........................  77,000     17,961
    Karrie International Holdings, Ltd............................... 126,000     17,809
#*  Leyou Technologies Holdings, Ltd................................. 285,000     94,312
    Lifestyle International Holdings, Ltd............................ 131,500    138,419
    L'Occitane International SA......................................  79,750    179,540
    Luk Fook Holdings International, Ltd.............................  65,000    172,647
    Man Wah Holdings, Ltd............................................ 326,800    222,582
*   Nimble Holdings Co., Ltd......................................... 120,000     10,998
#   NOVA Group Holdings, Ltd.........................................  65,000     15,666
    Pacific Textiles Holdings, Ltd................................... 195,000    141,842
#   PCCW, Ltd........................................................ 640,000    380,105
    Perfect Shape Medical, Ltd....................................... 104,000     37,629
    Rare Earth Magnesium Technology Group Holdings, Ltd.............. 360,000     14,676
#   Regina Miracle International Holdings, Ltd.......................  72,000     47,240
#   Sa Sa International Holdings, Ltd................................ 303,317     72,609
    Samsonite International SA....................................... 180,900    368,342
    SITC International Holdings Co., Ltd............................. 292,000    321,521
    SmarTone Telecommunications Holdings, Ltd........................  72,500     62,924
#   SUNeVision Holdings, Ltd......................................... 151,000    111,858
    TK Group Holdings, Ltd...........................................  56,000     26,359
#*  TOM Group, Ltd...................................................  96,000     15,239
    Tradelink Electronic Commerce, Ltd............................... 178,000     26,115
    Union Medical Healthcare, Ltd....................................  36,000     26,607
    Vitasoy International Holdings, Ltd.............................. 110,000    447,294
    VTech Holdings, Ltd..............................................  38,900    341,068
    Xinyi Glass Holdings, Ltd........................................ 350,000    393,519
    YTO Express Holdings, Ltd........................................  28,000      5,886
    Zhaobangji Properties Holdings, Ltd.............................. 400,000     85,759
                                                                              ----------
TOTAL HONG KONG......................................................          5,718,857
                                                                              ----------
IRELAND -- (0.3%)
    C&C Group P.L.C..................................................  14,728     72,511
*   Datalex P.L.C....................................................  12,438      9,530
    FBD Holdings P.L.C...............................................   3,814     37,711
    Glanbia P.L.C....................................................  28,138    313,815
    Irish Continental Group P.L.C....................................  36,636    175,200
                                                                              ----------
TOTAL IRELAND........................................................            608,767
                                                                              ----------
ISRAEL -- (1.0%)
    Arad, Ltd........................................................   1,934     29,087
*   Arko Holdings, Ltd............................................... 101,715     42,365
    AudioCodes, Ltd..................................................   5,479    115,605

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
ISRAEL -- (Continued)
*   Avgol Industries 1953, Ltd....................................... 10,796 $    9,798
    Camtek, Ltd......................................................  3,177     34,210
    Cohen Development & Industrial Buildings, Ltd....................    241      5,234
    Danel Adir Yeoshua, Ltd..........................................    863     63,073
    Delek Automotive Systems, Ltd....................................  7,090     27,564
    Duniec Brothers, Ltd.............................................    335     10,770
    Electra Consumer Products 1970, Ltd..............................  1,294     21,834
    Electra, Ltd.....................................................    424    150,083
*   Energix-Renewable Energies, Ltd.................................. 12,665     32,846
    FMS Enterprises Migun, Ltd.......................................    713     26,402
    Formula Systems 1985, Ltd........................................  1,512    100,736
    Fox Wizel, Ltd...................................................  2,359     91,285
*   Hamlet Israel-Canada, Ltd........................................  1,063     20,733
    Hilan, Ltd.......................................................  4,016    177,605
    IDI Insurance Co., Ltd...........................................  1,510     53,960
    Inrom Construction Industries, Ltd............................... 11,160     41,968
*   Kamada, Ltd......................................................  5,134     26,852
    Kerur Holdings, Ltd..............................................  1,337     36,801
    Klil Industries, Ltd.............................................    260     21,828
    Malam - Team, Ltd................................................    202     34,102
    Matrix IT, Ltd...................................................  8,960    164,680
    Maytronics, Ltd..................................................  9,272     81,342
    Naphtha Israel Petroleum Corp., Ltd..............................  8,553     47,930
*   Nova Measuring Instruments, Ltd..................................  5,860    196,727
    Novolog, Ltd..................................................... 22,574     10,577
    NR Spuntech Industries, Ltd......................................  4,107      7,116
    One Software Technologies, Ltd...................................    637     44,813
#   OPC Energy, Ltd..................................................  7,808     63,040
*   Partner Communications Co., Ltd.................................. 24,503    110,451
    Rami Levy Chain Stores Hashikma Marketing 2006, Ltd..............  1,627     90,948
    Scope Metals Group, Ltd..........................................  1,256     30,524
    Shapir Engineering and Industry, Ltd............................. 14,984     74,277
    Shikun & Binui, Ltd.............................................. 32,137    127,531
*   Suny Cellular Communication, Ltd................................. 19,647      9,815
    Tadiran Holdings, Ltd............................................    509     17,834
                                                                             ----------
TOTAL ISRAEL.........................................................         2,252,346
                                                                             ----------
ITALY -- (4.1%)
    ACEA SpA......................................................... 12,129    241,390
#   Amplifon SpA..................................................... 29,952    753,243
#   Aquafil SpA......................................................  2,273     17,755
*   Arnoldo Mondadori Editore SpA.................................... 31,303     69,869
    Autogrill SpA.................................................... 28,150    278,313
    Azimut Holding SpA............................................... 29,969    616,271
    B&C Speakers SpA.................................................  1,234     17,211
    Banca Farmafactoring SpA......................................... 27,311    165,504
    Banca Generali SpA............................................... 14,077    459,564
    BasicNet SpA.....................................................  7,181     38,579
    BE............................................................... 22,330     27,005
    Brunello Cucinelli SpA...........................................  7,681    240,751
    Carel Industries SpA.............................................  3,550     57,000
#   Carraro SpA......................................................  9,648     20,073
    Cerved Group SpA................................................. 44,933    437,310
    DiaSorin SpA.....................................................  6,049    682,030
    doValue SpA......................................................  9,460    111,886
    Enav SpA......................................................... 47,891    278,894
*   Expert System SpA................................................  3,358     11,046
    Falck Renewables SpA............................................. 28,439    126,758
    Fiera Milano SpA.................................................  7,366     36,018

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
ITALY -- (Continued)
#   FinecoBank Banca Fineco SpA...................................... 48,884 $  551,086
#   Freni Brembo SpA................................................. 33,288    354,164
    Gamenet Group SpA................................................  2,422     34,024
#   Gima TT SpA......................................................  3,337     25,840
    Gruppo MutuiOnline SpA...........................................  6,746    133,947
    Hera SpA......................................................... 24,558    105,199
#   IMA Industria Macchine Automatiche SpA...........................  4,016    273,443
    Interpump Group SpA.............................................. 18,033    494,344
#*  Juventus Football Club SpA....................................... 87,086    136,557
#   Maire Tecnimont SpA.............................................. 30,962     81,130
    MARR SpA.........................................................  7,515    157,932
    Piaggio & C SpA.................................................. 45,845    144,277
    Prysmian SpA..................................................... 11,774    272,360
    RAI Way SpA...................................................... 21,871    134,887
    Reply SpA........................................................  4,704    306,542
#   Rizzoli Corriere Della Sera Mediagroup SpA....................... 15,992     16,427
    Salvatore Ferragamo SpA.......................................... 15,415    288,306
    Sesa SpA.........................................................  1,469     65,384
#   SOL SpA..........................................................  5,970     69,900
    Technogym SpA.................................................... 22,946    253,157
*   Tinexta S.p.A....................................................  4,924     72,444
    Unieuro SpA......................................................  1,920     27,809
    Zignago Vetro SpA................................................  6,112     69,587
                                                                             ----------
TOTAL ITALY..........................................................         8,755,216
                                                                             ----------
JAPAN -- (24.2%)
    A&D Co., Ltd.....................................................  2,600     20,092
    Abist Co., Ltd...................................................    400      9,822
    Adastria Co., Ltd................................................  6,700    164,786
    Ad-sol Nissin Corp...............................................  1,300     28,870
#   Adtec Plasma Technology Co., Ltd.................................  1,200     12,178
#   Advance Create Co., Ltd..........................................  1,900     33,917
    Advantage Risk Management Co., Ltd...............................  1,800     17,021
#   Adventure, Inc...................................................    900     23,019
    Aeon Delight Co., Ltd............................................  4,000    139,301
    Aeon Fantasy Co., Ltd............................................  2,500     68,074
    Aeon Hokkaido Corp...............................................  5,600     41,063
    Ai Holdings Corp.................................................  9,200    166,737
    Aica Kogyo Co., Ltd..............................................  7,000    222,303
    Ain Holdings, Inc................................................  6,200    354,759
    Ajis Co., Ltd....................................................  1,000     27,792
#   Akatsuki, Inc....................................................  1,300     72,448
#*  AlphaPolis Co., Ltd..............................................    100      1,927
    Altech Corp......................................................  4,070     60,933
    Amano Corp....................................................... 12,900    381,410
    Amiyaki Tei Co., Ltd.............................................  1,200     38,095
    Amuse, Inc.......................................................  1,900     50,577
    Anest Iwata Corp.................................................  6,500     61,793
#   Aoyama Zaisan Networks Co., Ltd..................................  2,300     34,621
#   Apaman Co., Ltd..................................................  3,000     25,137
    Arcland Service Holdings Co., Ltd................................  3,900     69,304
    Argo Graphics, Inc...............................................  3,800    105,030
    ArtSpark Holdings, Inc...........................................  1,500      8,816
    As One Corp......................................................  2,300    192,322
    Asahi Co., Ltd...................................................  3,400     37,708
    Asahi Holdings, Inc..............................................  8,200    190,899
    Asahi Net, Inc...................................................  2,500     15,477
    Asante, Inc......................................................  1,100     21,246
    ASKUL Corp.......................................................  3,400     93,395

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Asukanet Co., Ltd................................................  1,900 $ 24,477
    Ateam, Inc.......................................................  2,300   22,460
#   Atom Corp........................................................ 24,900  229,774
*   Atrae, Inc.......................................................  1,200   35,350
*   Aucfan Co., Ltd..................................................  1,800   13,020
    Aucnet, Inc......................................................  1,700   23,348
    Avant Corp.......................................................  1,600   35,020
    Avex, Inc........................................................  8,300  100,977
    Axial Retailing, Inc.............................................  3,900  150,772
    Baroque Japan, Ltd...............................................  1,700   14,679
    BayCurrent Consulting, Inc.......................................  2,800  141,164
*   Beaglee, Inc.....................................................  1,000    9,187
    Belc Co., Ltd....................................................  3,000  144,290
    Bell System24 Holdings, Inc......................................  8,800  143,736
#*  Bengo4.com, Inc..................................................  1,400   64,821
    Bic Camera, Inc.................................................. 19,100  208,535
    B-Lot Co., Ltd...................................................  1,100   21,110
    BML, Inc.........................................................  5,500  161,337
    BP Castrol K.K...................................................  2,300   31,842
#   Br Holdings Corp.................................................  6,000   27,581
#*  BrainPad, Inc....................................................  1,000   52,514
    Broadleaf Co., Ltd............................................... 21,400  120,232
*   Broadmedia Corp.................................................. 10,300    7,640
    BRONCO BILLY Co., Ltd............................................  2,300   57,514
    Business Brain Showa-Ota, Inc....................................  1,100   28,077
    Can Do Co., Ltd..................................................  2,200   32,518
    Career Design Center Co., Ltd....................................  1,000   13,179
*   CareerIndex, Inc.................................................  1,400    5,965
    Central Automotive Products, Ltd.................................  2,100   41,099
    Central Security Patrols Co., Ltd................................  1,900  111,373
    Central Sports Co., Ltd..........................................  1,700   51,358
#   Ceres, Inc.......................................................  1,300   15,086
    Charm Care Corp. KK..............................................  1,100   22,313
    Chikaranomoto Holdings Co., Ltd..................................  1,900   14,784
    CHIMNEY Co., Ltd.................................................  1,500   33,527
    CMIC Holdings Co., Ltd...........................................  3,100   51,934
    cocokara fine, Inc...............................................  4,300  237,096
    Colowide Co., Ltd................................................ 14,800  286,980
    Computer Engineering & Consulting, Ltd...........................  6,200  112,576
    Computer Institute of Japan, Ltd.................................  3,300   28,182
    Comture Corp.....................................................  5,200   98,841
    CONEXIO Corp.....................................................  3,900   53,933
    Core Corp........................................................  2,000   26,352
    Cota Co., Ltd....................................................  3,146   38,890
    CRE, Inc.........................................................  1,600   15,289
    Create Restaurants Holdings, Inc................................. 10,200  175,156
    Create SD Holdings Co., Ltd......................................  6,500  161,046
    Creek & River Co., Ltd...........................................  2,400   25,346
    Cresco, Ltd......................................................  1,400   44,531
*   CRI Middleware Co., Ltd..........................................    700   11,623
    CTS Co., Ltd.....................................................  6,800   49,311
    Cube System, Inc.................................................  1,300    9,481
    Cyber Com Co., Ltd...............................................  1,300   22,823
    Cybernet Systems Co., Ltd........................................  4,400   28,756
    Cybozu, Inc......................................................  5,000   51,245
    Daihen Corp......................................................    900   28,206
    Dai-Ichi Cutter Kogyo K.K........................................  1,000   17,231
    Daiken Medical Co., Ltd..........................................  3,200   15,725
#   Daiki Axis Co., Ltd..............................................  1,100    9,662

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Daikokutenbussan Co., Ltd........................................  1,600 $ 49,919
#   Daio Paper Corp..................................................  4,700   62,650
    Daiohs Corp......................................................  1,200   14,752
    Daiseki Co., Ltd.................................................  6,900  200,439
    Daito Pharmaceutical Co., Ltd....................................  2,400   72,270
    Daiwabo Holdings Co., Ltd........................................  4,100  179,154
    DD Holdings Co., Ltd.............................................  1,000   14,809
*   DDS, Inc.........................................................  5,000   15,400
#   Dear Life Co., Ltd...............................................  3,500   16,710
    Densan System Co., Ltd...........................................  1,900   51,881
    Digital Arts, Inc................................................  2,700  158,538
    Digital Garage, Inc..............................................  4,900  160,400
    Digital Hearts Holdings Co., Ltd.................................  2,800   23,168
    Digital Information Technologies Corp............................  2,800   42,651
#   Dip Corp.........................................................  8,100  219,869
    DKS Co., Ltd.....................................................  1,200   38,952
    DMG Mori Co., Ltd................................................ 28,100  454,944
#   Double Standard, Inc.............................................    600   29,132
    DTS Corp......................................................... 10,200  216,020
    Dvx, Inc.........................................................  1,700   15,033
    Earth Corp.......................................................    900   47,504
    EAT&Co, Ltd......................................................    600    9,867
    Ebase Co., Ltd...................................................  2,200   23,989
    Eco's Co., Ltd...................................................  1,600   24,341
    EF-ON, Inc.......................................................  5,119   34,451
    eGuarantee, Inc..................................................  6,600   92,520
#*  E-Guardian, Inc..................................................  2,300   36,505
    Eiken Chemical Co., Ltd..........................................  6,900  111,347
    Elan Corp........................................................  2,400   38,055
    Elecom Co., Ltd..................................................  5,000  194,156
    EM Systems Co., Ltd..............................................  4,000   75,711
*   Enigmo, Inc......................................................  5,600   49,330
    en-japan, Inc....................................................  7,700  325,908
    Entrust, Inc.....................................................  2,000   13,734
    EPS Holdings, Inc................................................  8,300  101,208
    ES-Con Japan, Ltd................................................  8,800   71,579
#   Escrow Agent Japan, Inc..........................................  3,500    7,412
#   Extreme Co., Ltd.................................................    400    7,382
    F&M Co., Ltd.....................................................  1,900   22,879
    F@N Communications, Inc..........................................  9,900   47,801
*   FDK Corp.........................................................  3,600   26,304
#*  FFRI, Inc........................................................    600   15,640
#   Financial Products Group Co., Ltd................................ 12,200  123,647
    FINDEX, Inc......................................................  2,300   21,527
    First Brothers Co., Ltd..........................................    400    4,499
#   First-corp, Inc..................................................  1,200    7,784
#   Fixstars Corp....................................................  4,000   59,940
    Focus Systems Corp...............................................  3,100   25,442
    Forval Corp......................................................  1,800   16,712
    France Bed Holdings Co., Ltd.....................................  4,900   45,866
#   Freebit Co., Ltd.................................................  2,100   16,843
#   Fronteo, Inc.....................................................  2,700    7,917
#   FTGroup Co., Ltd.................................................  2,600   34,251
    Fuji Corp........................................................  1,300   26,522
#   Fuji Kyuko Co., Ltd..............................................  5,100  203,758
    Fuji Pharma Co., Ltd.............................................  3,800   50,161
    Fuji Seal International, Inc..................................... 10,300  255,849
    Fujibo Holdings, Inc.............................................  2,300   72,253
    Fujio Food System Co., Ltd.......................................  2,200   62,965

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Fujita Kanko, Inc................................................  2,100 $ 56,084
    Fujitsu General, Ltd............................................. 14,200  256,321
    Fukuda Denshi Co., Ltd...........................................  1,500   96,846
    Fukui Computer Holdings, Inc.....................................  1,800   48,116
    Fukushima Industries Corp........................................  3,100   97,258
    FULLCAST Holdings Co., Ltd.......................................  5,400  112,449
    Funai Soken Holdings, Inc........................................  9,130  219,977
#   Furuya Metal Co., Ltd............................................    500   22,571
    Furyu Corp.......................................................  3,000   27,065
    Fuso Chemical Co., Ltd...........................................  4,500  116,145
    Future Corp......................................................  5,500   89,775
    G-7 Holdings, Inc................................................  1,800   63,150
    Gakken Holdings Co., Ltd.........................................    500   27,420
    Gakkyusha Co., Ltd...............................................  1,800   21,273
    Gakujo Co., Ltd..................................................  1,800   25,876
    GCA Corp.........................................................  3,000   23,990
    Genki Sushi Co., Ltd.............................................  1,700   43,626
    Genky DrugStores Co., Ltd........................................  1,700   38,047
    Giken, Ltd.......................................................  3,900  144,906
    GLOBERIDE, Inc...................................................  2,100   53,590
    Glory, Ltd.......................................................  7,400  217,875
    GMO Cloud K.K....................................................    700   17,443
    GMO Financial Holdings, Inc...................................... 10,300   56,756
    GMO internet, Inc................................................ 17,000  285,682
    GMO Pepabo, Inc..................................................    500   10,845
    Golf Digest Online, Inc..........................................  2,100   13,628
#   Good Com Asset Co., Ltd..........................................  1,500   24,274
    Grace Technology, Inc............................................  2,000   56,527
    Greens Co., Ltd..................................................    800    9,929
    GungHo Online Entertainment, Inc.................................  1,800   38,985
#*  Gunosy, Inc......................................................  3,200   52,493
    Gurunavi, Inc....................................................  8,200   72,064
    HABA Laboratories, Inc...........................................    800   57,785
    Hagihara Industries, Inc.........................................  2,400   36,061
    Hakudo Co., Ltd..................................................  1,700   21,605
    Halows Co., Ltd..................................................  1,900   46,579
    Hamakyorex Co., Ltd..............................................  4,300  146,719
#   Hamee Corp.......................................................  1,100   12,654
#   Handsman Co., Ltd................................................  1,800   20,682
    Harada Industry Co., Ltd.........................................  2,000   16,973
    Hazama Ando Corp................................................. 43,200  334,718
    Helios Techno Holdings Co., Ltd..................................  4,900   27,900
    Hibino Corp......................................................  1,000   21,959
    Hiday Hidaka Corp................................................  6,574  128,548
    Hinokiya Group Co., Ltd..........................................  1,400   26,875
    Hioki EE Corp....................................................  2,200   77,036
    Hiramatsu, Inc...................................................  2,900    8,522
    Hirata Corp......................................................  1,600  112,248
    Hirose Tusyo, Inc................................................    400    6,559
#   HIS Co., Ltd.....................................................  7,200  186,846
    Hito Communications Holdings, Inc................................  1,300   19,942
    Hochiki Corp.....................................................  3,000   41,900
    Hokuetsu Industries Co., Ltd.....................................  6,100   71,754
    Hokuto Corp......................................................  6,500  116,954
    Honeys Holdings Co., Ltd.........................................  3,600   45,322
*   Hotland Co., Ltd.................................................  2,400   26,745
#   House Do Co., Ltd................................................  1,000   16,943
    I K K, Inc.......................................................  2,000   13,050
    IBJ, Inc.........................................................  5,800   52,707

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Ichibanya Co., Ltd...............................................  3,364 $157,281
    Ichigo, Inc...................................................... 60,600  241,363
    Ichikoh Industries, Ltd..........................................  7,000   55,676
#   Ichimasa Kamaboko Co., Ltd.......................................  1,900   18,971
    ID Holdings Corp.................................................  2,100   26,164
    Idec Corp........................................................  6,800  138,126
    IDOM, Inc........................................................ 11,000   46,513
    Ihara Science Corp...............................................  1,700   23,079
    Imuraya Group Co., Ltd...........................................  2,700   51,234
    I-Net Corp.......................................................  3,440   44,266
    Infocom Corp.....................................................  6,000  125,174
    Infomart Corp.................................................... 22,500  338,752
    Information Services International-Dentsu, Ltd...................  2,900  100,695
    Insource Co., Ltd................................................  2,000   53,444
    Intage Holdings, Inc.............................................  7,400   65,921
#   Intelligent Wave, Inc............................................  3,700   25,895
#   Inter Action Corp................................................  2,500   50,946
    Internet Initiative Japan, Inc...................................  6,200  147,014
#   Inui Global Logistics Co., Ltd...................................  2,800   30,272
    IR Japan Holdings, Ltd...........................................  1,700   56,046
    Iriso Electronics Co., Ltd.......................................  4,700  232,379
#   I'rom Group Co., Ltd.............................................  1,400   19,985
#   ISB Corp.........................................................  1,100   16,543
*   Istyle, Inc......................................................  9,300   63,855
    Itfor, Inc.......................................................  5,600   45,815
#*  Itokuro, Inc.....................................................  1,600   26,311
    Iwatani Corp.....................................................  8,300  287,818
    JAC Recruitment Co., Ltd.........................................  3,100   58,465
    Jalux, Inc.......................................................  1,300   30,223
    Jamco Corp.......................................................  2,400   32,625
    Japan Aviation Electronics Industry, Ltd.........................  5,300   98,733
    Japan Best Rescue System Co., Ltd................................  4,500   46,083
    Japan Elevator Service Holdings Co., Ltd.........................  2,600   70,323
    Japan Investment Adviser Co., Ltd................................  2,600   48,715
#   Japan Lifeline Co., Ltd.......................................... 14,500  223,518
    Japan Material Co., Ltd.......................................... 15,100  211,361
    Japan Meat Co., Ltd..............................................  2,800   57,273
    Japan Medical Dynamic Marketing, Inc.............................  4,300   74,545
    Japan Property Management Center Co., Ltd........................  2,000   27,164
    Japan Steel Works, Ltd. (The).................................... 15,800  332,945
    JBCC Holdings, Inc...............................................  3,900   64,971
    JCU Corp.........................................................  5,600  137,224
    Jeol, Ltd........................................................  9,200  243,826
*   JIG-SAW, Inc.....................................................    600   24,748
    JINS Holdings, Inc...............................................  3,300  206,177
    JP-Holdings, Inc................................................. 12,900   34,210
    Kadoya Sesame Mills, Inc.........................................    600   21,933
    Kakiyasu Honten Co., Ltd.........................................  1,900   37,758
#   Kamakura Shinsho, Ltd............................................  4,000   55,000
    Kameda Seika Co., Ltd............................................  3,000  134,943
    Kanamic Network Co., Ltd.........................................  1,800   10,261
    Kanematsu Electronics, Ltd.......................................  3,400  105,892
    Kanto Denka Kogyo Co., Ltd....................................... 11,100   98,141
#   Kappa Create Co., Ltd............................................  5,300   68,428
    Kawai Musical Instruments Manufacturing Co., Ltd.................  1,700   47,988
    KeePer Technical Laboratory Co., Ltd.............................  1,500   21,269
    Kenko Mayonnaise Co., Ltd........................................  1,600   37,767
    KFC Holdings Japan, Ltd..........................................  1,200   25,693
    KH Neochem Co., Ltd..............................................  8,200  199,686

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Kintetsu Department Store Co., Ltd...............................  2,000 $ 63,757
    Kirindo Holdings Co., Ltd........................................    800   16,014
    Ki-Star Real Estate Co., Ltd.....................................  1,600   28,725
#   Kitanotatsujin Corp.............................................. 12,300   70,014
    Kito Corp........................................................  4,300   65,434
    Kitz Corp........................................................ 18,500  126,076
*   KLab, Inc........................................................  5,700   50,725
*   KNT-CT Holdings Co., Ltd.........................................  2,200   30,952
    KOMEDA Holdings Co., Ltd......................................... 11,500  223,519
    Koshidaka Holdings Co., Ltd......................................  9,500  137,949
    Kotobuki Spirits Co., Ltd........................................  4,700  323,422
#   Kourakuen Holdings Corp..........................................  2,800   52,215
    Kozo Keikaku Engineering, Inc....................................    500   12,082
    Krosaki Harima Corp..............................................    600   32,149
    Kumagai Gumi Co., Ltd............................................  9,100  280,554
    Kura Sushi, Inc..................................................  2,800  117,795
    Kushikatsu Tanaka Holdings Co....................................    300    6,591
    Kyoritsu Maintenance Co., Ltd....................................  6,720  297,265
#   LAC Co., Ltd.....................................................  2,200   26,386
#   Lacto Japan Co., Ltd.............................................  1,400   45,543
*   LAND Co., Ltd.................................................... 80,000    7,439
    LEC, Inc.........................................................  5,800   58,384
    Life Corp........................................................  4,900  112,468
*   LIFULL Co., Ltd.................................................. 12,800   77,794
#   Like Co., Ltd....................................................  1,800   29,401
#*  LIKE Kids, Inc...................................................    900    7,556
#   Linical Co., Ltd.................................................  2,500   23,071
    Link And Motivation, Inc......................................... 11,400   61,096
*   Litalico, Inc....................................................  2,100   44,132
    LIXIL VIVA Corp..................................................  5,000   86,451
*   M&A Capital Partners Co., Ltd....................................  1,700  113,317
    Macromill, Inc...................................................  7,600   67,689
#   Maeda Kosen Co., Ltd.............................................  4,400   73,504
    Mamezou Holdings Co., Ltd........................................  4,100   67,212
    MarkLines Co., Ltd...............................................  1,700   33,276
    Maruha Nichiro Corp..............................................  8,300  215,570
    Maruwa Co., Ltd..................................................  2,200  143,360
    Maruwa Unyu Kikan Co., Ltd.......................................  4,400   96,727
    Marvelous, Inc...................................................  8,500   59,993
    Matching Service Japan Co., Ltd..................................  2,000   24,652
    Matsuyafoods Holdings Co., Ltd...................................  2,000   75,186
    MCJ Co., Ltd..................................................... 17,000  112,193
    MEC Co., Ltd.....................................................  3,900   65,373
    Media Do Holdings Co., Ltd.......................................    900   28,105
*   Medical Data Vision Co., Ltd.....................................  4,900   51,146
    Medical System Network Co., Ltd..................................  5,500   27,432
*   MedPeer, Inc.....................................................  3,200   36,821
    Megachips Corp...................................................  4,400   83,288
    Megmilk Snow Brand Co., Ltd......................................  7,100  170,765
    Meidensha Corp...................................................  1,000   19,186
    Meiko Electronics Co., Ltd.......................................  5,600   91,843
    Meiko Network Japan Co., Ltd.....................................  4,100   36,423
    Meitec Corp......................................................  6,400  333,634
#   Members Co., Ltd.................................................  1,000   17,760
    Menicon Co., Ltd.................................................  5,900  208,766
*   Metaps, Inc......................................................  1,900   16,731
    METAWATER Co., Ltd...............................................  2,800  109,725
    Micronics Japan Co., Ltd.........................................  7,100   66,424
    Mie Kotsu Group Holdings, Inc.................................... 11,100   61,537

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Milbon Co., Ltd..................................................  5,860 $320,959
    Mimaki Engineering Co., Ltd......................................  2,700   13,538
    Mimasu Semiconductor Industry Co., Ltd...........................  2,900   56,645
    Miraca Holdings, Inc............................................. 12,600  297,388
    Miroku Jyoho Service Co., Ltd....................................  4,700  123,882
    Mitani Corp......................................................    400   20,096
    Mitani Sekisan Co., Ltd..........................................  2,300   76,298
    Mitsubishi Logisnext Co., Ltd....................................  8,300   89,305
    Mizuho Medy Co., Ltd.............................................  1,000   26,277
*   Mobile Factory, Inc..............................................  1,000   13,080
    Monogatari Corp. (The)...........................................  1,300  112,274
    Morinaga Milk Industry Co., Ltd..................................  6,500  252,708
    Morita Holdings Corp.............................................  7,000  117,286
    Morningstar Japan KK.............................................  2,400    8,511
#   Morozoff, Ltd....................................................    600   28,618
    MTI, Ltd.........................................................  7,300   47,349
*   Mynet, Inc.......................................................    800    4,117
    N Field Co., Ltd.................................................  2,600   15,249
    NAC Co., Ltd.....................................................  2,300   22,044
    Nagatanien Holdings Co., Ltd.....................................  2,700   53,655
    Nagawa Co., Ltd..................................................  1,400   85,248
    Naigai Trans Line, Ltd...........................................  1,400   19,727
    Nakamoto Packs Co., Ltd..........................................    400    5,550
    Nakanishi, Inc................................................... 16,800  280,093
    Natori Co., Ltd..................................................  1,600   25,066
    New Art Holdings Co., Ltd........................................  3,290   24,381
    Nextage Co., Ltd.................................................  5,000   49,611
    Nexyz Group Corp.................................................  1,800   36,331
#   NF Corp..........................................................  1,000   22,461
    NFC Holdings, Inc................................................    900   18,900
    Nichias Corp..................................................... 13,500  284,798
    Nichiha Corp.....................................................  6,300  181,152
    NichiiGakkan Co., Ltd............................................ 10,500  178,022
    Nihon Chouzai Co., Ltd...........................................  1,600   58,260
    Nihon Flush Co., Ltd.............................................  2,400   54,247
#   Nihon House Holdings Co., Ltd....................................  3,100   14,507
    Nikkiso Co., Ltd................................................. 10,700  115,600
    Nippon Air Conditioning Services Co., Ltd........................  5,100   34,190
#   Nippon Carbon Co., Ltd...........................................  3,100  118,939
#   Nippon Computer Dynamics Co., Ltd................................  1,900   14,165
    Nippon Concept Corp..............................................  1,100   14,826
    Nippon Gas Co., Ltd..............................................  8,100  229,274
#   Nippon Kodoshi Corp..............................................  1,300   17,006
    Nippon Parking Development Co., Ltd., Class C.................... 52,400   79,604
#*  Nippon Sharyo, Ltd...............................................  2,300   58,547
    Nippon Suisan Kaisha, Ltd........................................ 61,300  351,068
    Nippon Systemware Co., Ltd.......................................  1,600   38,741
    Nipro Corp....................................................... 28,400  333,006
#   Nissei ASB Machine Co., Ltd......................................  2,000   71,712
    Nissin Electric Co., Ltd......................................... 10,900  127,604
    Nittoc Construction Co., Ltd.....................................  4,800   31,645
    Noevir Holdings Co., Ltd.........................................  3,900  210,516
    Nohmi Bosai, Ltd.................................................    500   10,409
    Nojima Corp......................................................  7,100  125,949
    Nomura Co., Ltd.................................................. 19,600  241,900
#   NS Tool Co., Ltd.................................................  2,200   42,893
    NSD Co., Ltd.....................................................  8,600  265,092
    NuFlare Technology, Inc..........................................    400   29,801
    Oat Agrio Co., Ltd...............................................    400    6,500

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Obara Group, Inc.................................................  3,000 $111,840
    Oenon Holdings, Inc.............................................. 11,500   42,382
    Ohsho Food Service Corp..........................................  3,200  193,363
#*  Oisix ra daichi, Inc.............................................  4,500   58,039
    Okada Aiyon Corp.................................................  1,600   19,879
    Okamoto Industries, Inc..........................................  2,500   96,549
    Oki Electric Industry Co., Ltd................................... 19,800  265,725
    Okinawa Cellular Telephone Co....................................  2,800   95,690
    OKUMA Corp.......................................................  5,600  334,601
    Ootoya Holdings Co., Ltd.........................................  1,500   31,736
*   Open Door, Inc...................................................  1,900   36,346
    Optex Group Co., Ltd.............................................  8,120  124,408
    Oriental Consultants Holdings Co., Ltd...........................    700   13,102
#   Oro Co., Ltd.....................................................  1,000   26,109
    Osaka Soda Co., Ltd..............................................    700   19,816
    OSAKA Titanium Technologies Co., Ltd.............................  4,400   68,883
    OSG Corp......................................................... 14,300  305,870
    OSJB Holdings Corp............................................... 31,600   76,934
    Outsourcing, Inc................................................. 28,200  303,544
    PAL GROUP Holdings Co., Ltd......................................  2,600   82,201
    PAPYLESS Co., Ltd................................................  1,400   26,647
#   Paraca, Inc......................................................  1,800   33,369
    Paramount Bed Holdings Co., Ltd..................................  3,000  114,711
    Pasona Group, Inc................................................  5,000   71,374
#   PCA Corp.........................................................    700   24,677
    PCI Holdings, Inc................................................    900   17,831
    Penta-Ocean Construction Co., Ltd................................ 67,300  412,847
    Pepper Food Service Co., Ltd.....................................  2,500   37,950
*   Phil Co., Inc....................................................    400   13,719
    PIA Corp.........................................................  1,400   60,078
    Pickles Corp.....................................................    800   19,544
    Pilot Corp.......................................................  5,400  219,011
    Poletowin Pitcrew Holdings, Inc..................................  6,900   66,804
    Pressance Corp...................................................  4,200   68,634
    Prestige International, Inc...................................... 24,000  198,642
    Prima Meat Packers, Ltd..........................................  6,900  170,511
    Pronexus, Inc....................................................  2,000   23,468
    Pro-Ship, Inc....................................................  1,200   14,298
    Proto Corp.......................................................  4,600   49,778
    Qol Holdings Co., Ltd............................................  5,400   75,604
    Quick Co., Ltd...................................................  2,900   41,049
    Raccoon Holdings, Inc............................................  3,500   22,133
    Raito Kogyo Co., Ltd............................................. 11,400  181,179
    Raiznext Corp....................................................  9,300   94,483
    Rakus Co., Ltd...................................................  7,600  114,033
    Raysum Co., Ltd..................................................  5,100   53,841
#   RECOMM Co., Ltd.................................................. 11,900   14,632
    Relia, Inc.......................................................  9,500  124,034
    Renaissance, Inc.................................................  3,800   58,865
#*  RENOVA, Inc......................................................  6,200   55,034
    Resorttrust, Inc................................................. 18,500  295,225
    Rheon Automatic Machinery Co., Ltd...............................  5,200   79,062
    Ride On Express Holdings Co., Ltd................................  1,500   18,873
    Ringer Hut Co., Ltd..............................................  5,500  123,357
    Rion Co., Ltd....................................................  1,300   30,994
    Riso Kagaku Corp.................................................  5,800   95,295
    Riso Kyoiku Co., Ltd............................................. 28,800  110,568
#   Rock Field Co., Ltd..............................................  3,300   44,924
    Rokko Butter Co., Ltd............................................  3,200   53,690

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Roland DG Corp...................................................  3,800 $ 74,673
    Rorze Corp.......................................................  2,100   71,312
    Round One Corp................................................... 17,800  229,524
    Royal Holdings Co., Ltd..........................................  7,000  176,781
#*  Rozetta Corp.....................................................  1,300   43,725
    RS Technologies Co., Ltd.........................................  1,000   40,804
    S Foods, Inc.....................................................  4,200  113,158
    S&B Foods, Inc...................................................    800   30,220
#   Sagami Rubber Industries Co., Ltd................................  2,000   27,170
    Saison Information Systems Co., Ltd..............................  1,200   23,108
    Saizeriya Co., Ltd...............................................  6,900  156,659
    Sakai Moving Service Co., Ltd....................................  3,000  179,112
    Sakura Internet, Inc.............................................  8,800   51,774
    SAMTY Co., Ltd...................................................  6,100  114,932
    San-A Co., Ltd...................................................    300   14,206
#*  Sanix, Inc.......................................................  9,100   32,269
    Sankyo Frontier Co., Ltd.........................................  1,100   36,320
    Sanyo Trading Co., Ltd...........................................  1,200   23,890
    Sapporo Holdings, Ltd............................................ 11,100  279,144
    Sato Foods Co., Ltd..............................................    600   20,543
    Sato Holdings Corp...............................................  6,400  188,393
    SB Technology Corp...............................................  2,500   47,952
    SBS Holdings, Inc................................................  4,200   69,028
    Scala, Inc.......................................................  3,700   30,712
    Seed Co., Ltd....................................................  3,000   23,849
    Seiren Co., Ltd.................................................. 10,200  125,748
    Senko Group Holdings Co., Ltd.................................... 21,600  173,741
    Seria Co., Ltd...................................................  9,900  248,845
#   SFP Holdings Co., Ltd............................................  1,900   38,972
    Shibuya Corp.....................................................  3,400   92,748
*   Shidax Corp......................................................  6,500   15,966
#*  SHIFT, Inc.......................................................  1,200   68,449
    Shinmaywa Industries, Ltd........................................  8,900  109,640
    Shinwa Co., Ltd..................................................  2,000   45,333
#   Shoei Co., Ltd...................................................  3,000  130,589
#   Shoei Foods Corp.................................................  2,100   61,682
    Showa Corp.......................................................  3,900   81,489
    Showa Sangyo Co., Ltd............................................  3,700  107,457
#   SIGMAXYZ, Inc....................................................  2,800   38,110
#   Siix Corp........................................................  7,500  113,713
    Sinko Industries, Ltd............................................  1,400   23,710
#   SK-Electronics Co., Ltd..........................................  1,400   28,411
    SMS Co., Ltd..................................................... 16,400  402,074
    Snow Peak, Inc...................................................  1,600   15,844
    Softbrain Co., Ltd...............................................  5,500   28,312
    Softcreate Holdings Corp.........................................  2,100   36,657
    Software Service, Inc............................................    800   86,247
    Sogo Medical Holdings Co., Ltd...................................  3,700   64,072
    Solasto Corp..................................................... 10,900  124,060
    SoldOut, Inc.....................................................    800   10,406
    Soliton Systems K.K..............................................  1,900   17,110
    Sourcenext Corp.................................................. 13,400   59,943
    Sparx Group Co., Ltd............................................. 25,500   62,727
    S-Pool, Inc...................................................... 13,500   81,168
    SRA Holdings.....................................................  2,500   60,616
    SRS Holdings Co., Ltd............................................  6,400   61,845
    St Marc Holdings Co., Ltd........................................  3,600   80,306
    Star Mica Holdings Co., Ltd......................................  3,100   56,084
    Star Micronics Co., Ltd..........................................  8,100  124,265

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES VALUE>>
                                                                      ------ --------
JAPAN -- (Continued)
    Starts Corp., Inc................................................  7,300 $188,268
    St-Care Holding Corp.............................................  1,100    5,330
    Stella Chemifa Corp..............................................  2,300   66,919
    Step Co., Ltd....................................................  2,100   27,571
    Strike Co., Ltd..................................................  1,500   53,746
    Studio Alice Co., Ltd............................................  2,200   39,392
    Sumida Corp......................................................  5,500   61,459
    Sumitomo Densetsu Co., Ltd.......................................  1,200   25,059
    Sumitomo Mitsui Construction Co., Ltd............................ 42,180  239,378
    Sumitomo Osaka Cement Co., Ltd...................................  1,700   74,208
    Sun Frontier Fudousan Co., Ltd...................................  5,500   66,918
    Sushiro Global Holdings, Ltd.....................................  3,900  268,136
*   Synchro Food Co., Ltd............................................  1,800    8,236
#   System Information Co., Ltd......................................  4,400   39,747
    System Research Co., Ltd.........................................  1,000   18,142
    Systena Corp..................................................... 16,900  242,841
#   Syuppin Co., Ltd.................................................  4,200   36,333
    Taiyo Holdings Co., Ltd..........................................  4,100  148,586
#   Takagi Seiko Corp................................................    600   17,497
    Takamiya Co., Ltd................................................  3,600   23,439
    Takara Leben Co., Ltd............................................ 11,700   49,810
    Takemoto Yohki Co., Ltd..........................................  1,400   13,342
    Takeuchi Manufacturing Co., Ltd..................................  9,000  140,637
    Tama Home Co., Ltd...............................................  2,700   47,154
    Tamron Co., Ltd..................................................  4,100   89,532
    Tanseisha Co., Ltd...............................................  9,100   95,665
    Tayca Corp.......................................................  3,000   59,180
    Tazmo Co., Ltd...................................................  1,100   13,079
    TDC Soft, Inc....................................................  4,100   33,818
    Tear Corp........................................................  1,700    9,427
    TechMatrix Corp..................................................  4,600  102,974
    TechnoPro Holdings, Inc..........................................  8,900  547,402
    Tecnos Japan, Inc................................................  3,400   16,970
    Temairazu, Inc...................................................    500   21,291
    Tenpos Holdings Co., Ltd.........................................  1,600   32,379
*   Terilogy Co., Ltd................................................  1,600   10,938
    T-Gaia Corp......................................................  4,800  115,437
    TKC Corp.........................................................    600   25,276
    Tocalo Co., Ltd.................................................. 14,100  139,007
    Toei Animation Co., Ltd..........................................  1,200   55,981
#   Toho Titanium Co., Ltd...........................................  9,400   77,405
    Tokai Corp.......................................................  4,200   97,747
    TOKAI Holdings Corp.............................................. 23,900  234,398
    Token Corp.......................................................    640   41,044
    Tokuyama Corp.................................................... 13,200  352,625
*   Tokyo Base Co., Ltd..............................................  3,600   24,403
    Tokyo Individualized Educational Institute, Inc..................  3,400   24,800
    Tokyo Seimitsu Co., Ltd..........................................  8,500  273,012
    Tokyotokeiba Co., Ltd............................................  1,600   50,523
    Tomy Co., Ltd.................................................... 20,700  224,476
    Topcon Corp...................................................... 24,900  343,335
    Toridoll Holdings Corp...........................................  5,400  123,325
    Torikizoku Co., Ltd..............................................  1,400   25,865
    Tosei Corp.......................................................  7,900   99,649
    Toshiba TEC Corp.................................................  6,100  220,000
    Tosho Co., Ltd...................................................  4,200   85,775
    Totech Corp......................................................  1,400   30,470
    Totetsu Kogyo Co., Ltd...........................................  5,500  171,467
    Tow Co., Ltd.....................................................  5,300   37,794

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------ -----------
JAPAN -- (Continued)
    Towa Pharmaceutical Co., Ltd.....................................  7,500 $   192,321
#   Toyo Gosei Co., Ltd..............................................  1,600      45,399
    Toyo Tire Corp...................................................  3,200      44,634
    Trancom Co., Ltd.................................................  1,900     125,391
    Transaction Co., Ltd.............................................  1,800      15,868
    Tri Chemical Laboratories, Inc...................................  1,600     104,468
    Trust Tech, Inc..................................................  5,600      70,979
    Tsubaki Nakashima Co., Ltd.......................................  9,700     165,115
    Tsugami Corp..................................................... 11,500     106,247
    Tsukui Corp...................................................... 13,000      53,569
#   Tsuzuki Denki Co., Ltd...........................................  1,400      15,635
    Ulvac, Inc.......................................................  9,400     411,245
*   Umenohana Co., Ltd...............................................  1,000      23,426
    United Arrows, Ltd...............................................  5,500     168,130
*   Unitika, Ltd..................................................... 14,200      44,136
#   Urbanet Corp. Co., Ltd...........................................  4,400      16,635
#   UT Group Co., Ltd................................................  6,200     154,005
#   V Technology Co., Ltd............................................  2,400     142,786
    Valqua, Ltd......................................................  4,400      98,035
    Value HR Co., Ltd................................................    500      15,135
    ValueCommerce Co., Ltd...........................................  3,700      56,925
#*  V-Cube, Inc......................................................  3,100      12,925
*   Vector, Inc......................................................  7,000      65,816
#*  VIA Holdings, Inc................................................  3,800      23,571
    VINX Corp........................................................  1,200      12,731
*   Vision, Inc......................................................  6,000      87,991
    VT Holdings Co., Ltd............................................. 19,500      87,141
    Wacom Co., Ltd................................................... 37,900     141,065
    Waseda Academy Co., Ltd..........................................  2,200      17,986
    Watahan & Co., Ltd...............................................  1,000      19,079
    WATAMI Co., Ltd..................................................  5,600      73,041
    WDB Holdings Co., Ltd............................................  1,600      40,669
    Weathernews, Inc.................................................  1,500      47,368
    West Holdings Corp...............................................  3,500      51,694
    Will Group, Inc..................................................  2,700      24,738
    WIN-Partners Co., Ltd............................................  3,900      51,006
    World Holdings Co., Ltd..........................................  1,900      31,825
    Wowow, Inc.......................................................  1,300      31,269
    YAKUODO Holdings Co., Ltd........................................  2,100      50,629
    YAMADA Consulting Group Co., Ltd.................................  3,500      63,099
#   Yamaichi Electronics Co., Ltd....................................  4,400      59,476
#   YA-MAN, Ltd......................................................  6,900      44,633
    Yamazen Corp..................................................... 13,700     126,490
    Yaoko Co., Ltd...................................................  4,200     195,893
    Yasunaga Corp....................................................  1,900      24,016
#   Yokowo Co., Ltd..................................................  4,000     115,248
    Yomiuri Land Co., Ltd............................................  1,000      42,846
    Yondoshi Holdings, Inc...........................................  3,100      75,483
    Yoshinoya Holdings Co., Ltd...................................... 11,900     276,714
    Yossix Co., Ltd..................................................    600      16,652
    Yuasa Trading Co., Ltd...........................................  1,099      34,094
#   Yume No Machi Souzou Iinkai Co., Ltd.............................  3,600      33,105
#   Yumeshin Holdings Co., Ltd....................................... 11,300     100,696
#   Zenrin Co., Ltd..................................................  8,650     156,656
    ZIGExN Co., Ltd.................................................. 15,000      80,431
                                                                             -----------
TOTAL JAPAN..........................................................         52,003,370
                                                                             -----------
NETHERLANDS -- (2.4%)
    Aalberts NV...................................................... 23,572     949,899

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
NETHERLANDS -- (Continued)
#   AMG Advanced Metallurgical Group NV..............................   6,941 $  170,773
    Amsterdam Commodities NV.........................................   3,368     72,554
*   Basic-Fit NV.....................................................   7,979    244,038
    BE Semiconductor Industries NV...................................  21,231    787,093
    Corbion NV.......................................................  14,030    405,317
    Flow Traders.....................................................   9,665    227,614
    GrandVision NV...................................................  11,922    364,457
    IMCD NV..........................................................  13,115  1,024,073
    Nederland Apparatenfabriek.......................................   1,373     73,718
*   OCI NV...........................................................  15,955    358,738
#   PostNL NV........................................................  56,363    129,501
    TKH Group NV.....................................................   8,900    456,236
                                                                              ----------
TOTAL NETHERLANDS....................................................          5,264,011
                                                                              ----------
NEW ZEALAND -- (0.5%)
    Briscoe Group, Ltd...............................................   6,337     14,824
    Chorus, Ltd......................................................  81,471    277,009
    Freightways, Ltd.................................................  35,118    173,258
    Hallenstein Glasson Holdings, Ltd................................  14,701     58,265
    Mainfreight, Ltd.................................................   3,304     85,115
    NZX, Ltd.........................................................  50,437     41,703
*   Restaurant Brands New Zealand, Ltd...............................   7,015     53,584
#   Skellerup Holdings, Ltd..........................................  19,601     28,883
*   Synlait Milk, Ltd................................................  13,565     81,710
    Z Energy, Ltd....................................................  70,277    241,329
                                                                              ----------
TOTAL NEW ZEALAND....................................................          1,055,680
                                                                              ----------
NORWAY -- (0.9%)
    ABG Sundal Collier Holding ASA................................... 115,530     42,702
    AF Gruppen ASA...................................................   8,315    160,019
    AKVA GROUP ASA...................................................   1,278     10,457
    Atea ASA.........................................................  20,481    258,786
    Austevoll Seafood ASA............................................   3,311     33,435
    Borregaard ASA...................................................  24,395    235,044
    Data Respons ASA.................................................  16,565     65,742
    Europris ASA.....................................................  46,338    125,755
    Grieg Seafood ASA................................................  11,611    142,393
#*  Hexagon Composites ASA...........................................   2,738      9,254
*   Nordic Semiconductor ASA.........................................   2,889     16,455
#   Norway Royal Salmon ASA..........................................   3,162     74,726
*   Norwegian Finans Holding ASA.....................................  20,138    194,495
    Scatec Solar ASA.................................................  18,640    207,366
#   Solon Eiendom ASA................................................   3,821     13,951
    Veidekke ASA.....................................................  26,327    285,485
                                                                              ----------
TOTAL NORWAY.........................................................          1,876,065
                                                                              ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA....................................................  17,945    109,539
#   CTT-Correios de Portugal SA......................................  40,087    128,161
    Mota-Engil SGPS SA...............................................  18,296     40,529
    Navigator Co. SA (The)...........................................  25,027     90,315
    NOS SGPS SA......................................................  74,988    445,822
                                                                              ----------
TOTAL PORTUGAL.......................................................            814,366
                                                                              ----------
SINGAPORE -- (0.9%)
    AEM Holdings, Ltd................................................  45,200     49,657
#   Best World International, Ltd....................................  67,600     50,236

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES   VALUE>>
                                                                      ------- ----------
SINGAPORE -- (Continued)
    Boustead Singapore, Ltd..........................................  52,200 $   29,889
    BreadTalk Group, Ltd.............................................  21,200      8,328
    China Sunsine Chemical Holdings, Ltd.............................  27,000     22,585
    CSE Global, Ltd.................................................. 100,500     38,783
    Delfi, Ltd.......................................................  46,100     33,598
    First Resources, Ltd............................................. 124,200    139,465
    Food Empire Holdings, Ltd........................................  37,800     14,996
    Frencken Group, Ltd..............................................  45,200     22,863
    Health Management International, Ltd.............................  52,961     28,209
    Hi-P International, Ltd..........................................  45,200     47,612
    iFAST Corp., Ltd.................................................  38,300     28,417
*   mm2 Asia, Ltd.................................................... 107,900     17,825
    NetLink NBN Trust................................................  97,100     66,337
    Q&M Dental Group Singapore, Ltd..................................  73,100     27,948
    Raffles Medical Group, Ltd....................................... 191,684    142,312
    Riverstone Holdings, Ltd.........................................  63,400     45,392
    Sheng Siong Group, Ltd........................................... 144,400    124,120
    Singapore Post, Ltd.............................................. 331,400    233,656
    StarHub, Ltd..................................................... 139,900    133,682
    UMS Holdings, Ltd................................................  49,750     29,321
    Valuetronics Holdings, Ltd.......................................  68,930     34,122
    Venture Corp., Ltd...............................................  47,600    552,142
    Vicom, Ltd.......................................................   4,900     27,254
                                                                              ----------
TOTAL SINGAPORE......................................................          1,948,749
                                                                              ----------
SPAIN -- (2.3%)
    Alantra Partners SA..............................................   2,509     42,651
#*  Amper SA......................................................... 177,945     51,852
    Applus Services SA...............................................  26,689    322,521
    Atresmedia Corp. de Medios de Comunicacion SA....................  17,001     71,151
    Bolsas y Mercados Espanoles SHMSF SA.............................  16,876    468,127
    Cellnex Telecom S.A..............................................   7,686    331,401
    Cia de Distribucion Integral Logista Holdings SA.................  11,747    246,299
    CIE Automotive SA................................................  15,213    378,915
    Elecnor SA.......................................................   3,887     44,883
    Enagas SA........................................................  33,803    836,441
    Fomento de Construcciones y Contratas SA.........................  14,779    178,832
*   Global Dominion Access SA........................................  11,213     47,074
*   Grupo Empresarial San Jose SA....................................   5,264     40,746
*   Indra Sistemas SA................................................  25,407    245,434
*   Masmovil Ibercom SA..............................................  11,738    271,777
    Mediaset Espana Comunicacion SA..................................  26,601    162,768
    Prosegur Cia de Seguridad SA.....................................  46,866    181,871
    Vidrala SA.......................................................   3,353    291,441
    Viscofan SA......................................................   7,149    387,713
    Zardoya Otis SA..................................................  42,030    318,674
                                                                              ----------
TOTAL SPAIN..........................................................          4,920,571
                                                                              ----------
SWEDEN -- (2.9%)
    AddLife AB, Class B..............................................     707     15,842
    AddNode Group AB.................................................   2,728     48,679
    AddTech AB, Class B..............................................  14,812    412,194
    Avanza Bank Holding AB...........................................  27,623    235,670
    Beijer Alma AB...................................................   9,639    123,958
    Beijer Ref AB....................................................  15,712    424,181
#   Bilia AB, Class A................................................  19,888    199,583
    BioGaia AB, Class B..............................................   4,621    176,069
    Biotage AB.......................................................  14,547    150,272

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------ ----------
SWEDEN -- (Continued)
    Bravida Holding AB............................................... 25,462 $  234,622
    Concentric AB.................................................... 11,116    148,621
    Coor Service Management Holding AB............................... 11,424     97,649
    eWork Group AB...................................................  2,192     15,666
    Fenix Outdoor International AG...................................  1,089    101,792
    HIQ International AB.............................................  8,416     41,708
    HMS Networks AB..................................................  7,219     92,789
    Kindred Group P.L.C.............................................. 59,946    434,931
    KNOW IT AB.......................................................  5,135    101,079
    Lagercrantz Group AB, Class B.................................... 15,403    198,178
    Loomis AB, Class B............................................... 13,706    530,688
#   Mycronic AB...................................................... 13,519    225,026
    Nederman Holding AB..............................................    944     11,651
    NetEnt AB........................................................ 49,671    140,509
    Nobina AB........................................................ 22,641    143,419
    Nolato AB, Class B...............................................  4,171    233,700
    Nordic Entertainment Group AB, Class B...........................  5,396    153,383
    OEM International AB, Class B....................................  2,829     59,802
    Proact IT Group AB...............................................  2,175     34,387
*   RaySearch Laboratories AB........................................  5,136     82,445
    Scandi Standard AB...............................................  5,437     40,015
    Sectra AB, Class B...............................................  5,780    192,457
    Sintercast AB....................................................  1,223     16,336
#   SkiStar AB....................................................... 10,441    125,298
    Sweco AB, Class B................................................  1,138     40,040
    Thule Group AB................................................... 25,372    516,674
    Troax Group AB................................................... 11,463    127,804
    Vitrolife AB..................................................... 15,088    235,411
                                                                             ----------
TOTAL SWEDEN.........................................................         6,162,528
                                                                             ----------
SWITZERLAND -- (5.3%)
    ALSO Holding AG..................................................  1,379    205,283
*   ams AG........................................................... 20,309    912,537
    APG SGA SA.......................................................    378    111,628
    Ascom Holding AG................................................. 10,273    101,866
    Belimo Holding AG................................................    121    758,974
    Bossard Holding AG, Class A......................................  1,650    262,043
    Bucher Industries AG.............................................  1,351    418,164
    Burkhalter Holding AG............................................  1,198     94,828
    Cembra Money Bank AG.............................................  7,307    774,874
    Coltene Holding AG...............................................    269     22,024
    Daetwyler Holding AG.............................................  1,915    330,032
    dormakaba Holding AG.............................................    900    576,515
    Flughafen Zurich AG..............................................  4,365    786,539
    Forbo Holding AG.................................................    336    535,413
#   Georg Fischer AG.................................................  1,001    956,006
    Gurit Holding AG.................................................     21     29,995
    Inficon Holding AG...............................................    551    395,293
    Interroll Holding AG.............................................    191    395,205
    Kardex AG........................................................  1,838    267,097
#   Komax Holding AG.................................................  1,048    223,012
*   Lastminute.com NV................................................  1,326     54,990
    LEM Holding SA...................................................    118    139,605
    Logitech International SA........................................  1,236     50,734
    Mobilezone Holding AG............................................ 13,001    141,341
    Orior AG.........................................................  1,667    146,545
    Schaffner Holding AG.............................................    127     27,134
    SFS Group AG.....................................................  4,622    409,456
    Siegfried Holding AG.............................................    760    309,799

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES    VALUE>>
                                                                      ------- -----------
SWITZERLAND -- (Continued)
#   Sunrise Communications Group AG..................................   5,997 $   466,599
    VAT Group AG.....................................................   7,219   1,061,421
    VZ Holding AG....................................................     728     203,377
#   Ypsomed Holding AG...............................................     835     123,881
                                                                              -----------
TOTAL SWITZERLAND....................................................          11,292,210
                                                                              -----------
UNITED KINGDOM -- (16.1%)
    4imprint Group P.L.C.............................................   6,520     250,899
    888 Holdings P.L.C...............................................  57,126     132,905
    A.G. Barr P.L.C..................................................  26,775     192,520
    Air Partner P.L.C................................................   7,145       8,543
    Ashmore Group P.L.C..............................................  79,233     477,907
*   ASOS P.L.C.......................................................   6,488     298,247
    Avon Rubber P.L.C................................................   8,448     194,247
    B&M European Value Retail SA..................................... 199,513     957,141
    Bodycote P.L.C...................................................  29,416     272,743
*   Boohoo Group P.L.C............................................... 173,806     594,135
    Brewin Dolphin Holdings P.L.C....................................  70,084     302,123
    Britvic P.L.C....................................................  62,876     803,543
    Burford Capital, Ltd.............................................  31,434     357,881
*   Capita P.L.C..................................................... 267,765     541,642
    Card Factory P.L.C...............................................  67,542     148,200
    City of London Investment Group P.L.C............................   3,921      21,629
    Clipper Logistics P.L.C..........................................  14,003      39,919
    Coats Group PLC..................................................  86,395      79,743
    Computacenter P.L.C..............................................  15,630     276,593
*   Connect Group P.L.C..............................................  39,116      15,462
    ConvaTec Group P.L.C.............................................  64,692     165,270
    Cranswick P.L.C..................................................  12,211     490,897
    CVS Group P.L.C..................................................  10,743     134,513
    Devro P.L.C......................................................  16,564      34,406
    Dignity P.L.C....................................................  11,300      80,872
    Diploma P.L.C....................................................  26,636     551,414
    Domino's Pizza Group P.L.C....................................... 113,545     420,758
    Dunelm Group P.L.C...............................................  23,513     240,779
    Electrocomponents P.L.C..........................................  93,087     821,317
    EMIS Group P.L.C.................................................  13,225     184,326
    Entertainment One, Ltd...........................................  82,597     596,515
    Euromoney Institutional Investor P.L.C...........................  13,741     251,163
    FDM Group Holdings P.L.C.........................................  18,865     176,309
    Fevertree Drinks P.L.C...........................................  20,796     501,102
    Findel P.L.C.....................................................   9,958      24,879
    Forterra P.L.C...................................................  46,952     162,462
*   Frontier Developments PLC........................................   3,298      46,673
    G4S P.L.C........................................................ 339,949     911,723
    Games Workshop Group P.L.C.......................................   7,924     458,830
    Gamma Communications P.L.C.......................................   6,527     100,730
    Go-Ahead Group P.L.C. (The)......................................  10,406     275,428
    GoCo Group P.L.C.................................................  11,694      14,671
#   Greencore Group P.L.C............................................  81,652     245,488
    Greggs P.L.C.....................................................  23,340     536,848
    Gym Group P.L.C. (The)...........................................   3,018      10,217
    Hays P.L.C....................................................... 323,616     658,580
    Hikma Pharmaceuticals P.L.C......................................  20,353     530,049
    Hill & Smith Holdings P.L.C......................................  17,981     304,970
    Hilton Food Group P.L.C..........................................  17,237     227,593
    Hollywood Bowl Group P.L.C.......................................  32,315      99,632
    HomeServe P.L.C..................................................  70,694   1,061,852
    Howden Joinery Group P.L.C....................................... 144,864   1,084,203

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                      SHARES  VALUE>>
                                                                      ------- --------
UNITED KINGDOM -- (Continued)
    Ibstock P.L.C....................................................  35,880 $112,119
*   IDOX P.L.C.......................................................  17,671    7,864
    IG Group Holdings P.L.C..........................................  79,108  650,855
    IMI P.L.C........................................................  63,232  822,279
    Inmarsat P.L.C...................................................  67,643  482,560
    Integrated Diagnostics Holdings P.L.C............................   4,075   19,268
    iomart Group P.L.C...............................................  18,427   87,924
    IWG P.L.C........................................................ 123,088  613,134
    J D Wetherspoon P.L.C............................................  17,187  325,552
    James Fisher & Sons P.L.C........................................  11,044  277,689
    James Halstead P.L.C.............................................  16,512  108,437
    John Menzies P.L.C...............................................  19,696  103,786
    Johnson Service Group P.L.C......................................  57,379  132,296
    Joules Group P.L.C...............................................   5,570   20,006
    Jupiter Fund Management P.L.C....................................  94,616  420,078
    Kainos Group P.L.C...............................................  14,777   97,483
    Liontrust Asset Management P.L.C.................................   9,868  104,299
    Luceco P.L.C.....................................................  11,813   15,131
    Marshalls P.L.C..................................................  48,408  445,133
    Merlin Entertainments P.L.C...................................... 162,617  958,051
    Midwich Group P.L.C..............................................   5,428   35,526
    Mitie Group P.L.C................................................  90,044  184,432
    MJ Gleeson P.L.C.................................................     875    9,078
    Moneysupermarket.com Group P.L.C................................. 124,537  554,147
    Morgan Advanced Materials P.L.C..................................  57,923  176,758
    Morses Club P.L.C................................................   6,091   10,258
    Mortgage Advice Bureau Holdings, Ltd.............................   6,163   47,054
    Motorpoint group P.L.C...........................................  10,596   33,688
    Next Fifteen Communications Group P.L.C..........................  13,722   88,370
    Nichols P.L.C....................................................   3,743   72,766
    On the Beach Group P.L.C.........................................  28,665  166,709
*   Oxford Biomedica PLC.............................................     916    6,608
    Oxford Instruments P.L.C.........................................  13,510  227,106
    Pagegroup P.L.C..................................................  76,459  440,537
    Park Group P.L.C.................................................  35,827   23,655
    PayPoint P.L.C...................................................  15,890  188,366
    Petrofac, Ltd....................................................  57,641  287,678
    Photo-Me International P.L.C.....................................  62,058   73,753
    Plus500, Ltd.....................................................   5,045   52,304
    Polar Capital Holdings P.L.C.....................................  15,887  103,624
    Polypipe Group P.L.C.............................................  46,563  273,078
#   Premier Asset Management Group P.L.C.............................  13,716   31,986
    Redde P.L.C......................................................  57,142   82,950
    Renew Holdings P.L.C.............................................  11,521   57,199
    Renishaw P.L.C...................................................   8,632  424,329
    Rhi Magnesita NV.................................................   2,062   92,932
    Ricardo P.L.C....................................................   8,150   67,352
    River & Mercantile Group P.L.C...................................   6,028   19,225
    RM P.L.C.........................................................  12,391   46,579
    Robert Walters P.L.C.............................................  14,183   97,390
    Rotork P.L.C..................................................... 205,807  803,712
    Savills P.L.C....................................................  32,628  387,619
    ScS Group P.L.C..................................................   5,061   15,705
    Softcat P.L.C....................................................  28,064  342,027
    Sophos Group P.L.C...............................................  25,603  188,326
    SSP Group P.L.C.................................................. 103,436  852,945
#*  Staffline Group P.L.C............................................   4,590    5,918
    Stagecoach Group P.L.C........................................... 105,708  187,787
    SThree P.L.C.....................................................  27,763  102,499

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                        SHARES    VALUE>>
                                                                        ------- ------------
UNITED KINGDOM -- (Continued)
      Synthomer P.L.C..................................................  65,503 $    236,489
      T Clarke P.L.C...................................................  14,286       18,540
      TalkTalk Telecom Group P.L.C..................................... 177,396      257,277
      Tate & Lyle P.L.C................................................ 107,417      936,922
      Telecom Plus P.L.C...............................................  14,634      228,302
      Topps Tiles P.L.C................................................  24,408       23,820
      Ultra Electronics Holdings P.L.C.................................  13,741      347,068
      Victrex P.L.C....................................................  19,177      544,789
      Vitec Group P.L.C. (The).........................................   8,661      140,832
      Vp P.L.C.........................................................   4,400       48,885
      Watkin Jones P.L.C...............................................  34,434      104,802
      WH Smith P.L.C...................................................  25,796      730,993
      William Hill P.L.C............................................... 275,764      706,005
      Wilmington P.L.C.................................................   4,671       13,373
      XP Power, Ltd....................................................   3,182      108,631
                                                                                ------------
TOTAL UNITED KINGDOM...................................................           34,483,138
                                                                                ------------
TOTAL COMMON STOCKS....................................................          204,897,003
                                                                                ------------
PREFERRED STOCKS -- (0.4%)
GERMANY -- (0.4%)
      Fuchs Petrolub SE................................................  14,752      628,497
      Sixt SE..........................................................   4,345      293,972
                                                                                ------------
TOTAL GERMANY..........................................................              922,469
                                                                                ------------
RIGHTS/WARRANTS -- (0.0%)
SPAIN -- (0.0%)
*     Vidrala S.A. Rights 11/11/19.....................................   3,353       14,340
                                                                                ------------
TOTAL INVESTMENT SECURITIES
  (Cost $186,261,402)..................................................          205,833,812
                                                                                ------------
                                                                                  VALUE+
                                                                                ------------
SECURITIES LENDING COLLATERAL -- (4.1%)
@(S)  The DFA Short Term Investment Fund............................... 760,866    8,803,983
                                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $195,064,499)..................................................         $214,637,795
                                                                                ============

Summary of the Portfolio's investments as of October 31, 2019, based on their valuation inputs, is as follows (see Security Valuation Note):

                                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              -------------------------------------------
                                                LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                              ----------- ----------- ------- -----------
Common Stocks
   Australia.................................          -- $13,946,248   --    $13,946,248
   Austria...................................          --   1,794,166   --      1,794,166
   Belgium...................................          --   2,963,642   --      2,963,642
   Canada.................................... $17,652,188          --   --     17,652,188
   Denmark...................................          --   3,444,748   --      3,444,748
   Finland...................................          --   4,931,651   --      4,931,651
   France....................................          --   8,583,698   --      8,583,698
   Germany...................................          --  14,424,788   --     14,424,788
   Hong Kong.................................      85,759   5,633,098   --      5,718,857
   Ireland...................................          --     608,767   --        608,767
   Israel....................................          --   2,252,346   --      2,252,346

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                                              ---------------------------------------------
                                                LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                              ----------- ------------ ------- ------------
   Italy.....................................          -- $  8,755,216   --    $  8,755,216
   Japan..................................... $    50,523   51,952,847   --      52,003,370
   Netherlands...............................          --    5,264,011   --       5,264,011
   New Zealand...............................          --    1,055,680   --       1,055,680
   Norway....................................          --    1,876,065   --       1,876,065
   Portugal..................................          --      814,366   --         814,366
   Singapore.................................          --    1,948,749   --       1,948,749
   Spain.....................................          --    4,920,571   --       4,920,571
   Sweden....................................          --    6,162,528   --       6,162,528
   Switzerland...............................          --   11,292,210   --      11,292,210
   United Kingdom............................          --   34,483,138   --      34,483,138
Preferred Stocks
   Germany...................................          --      922,469   --         922,469
Rights/Warrants
   Spain.....................................          --       14,340   --          14,340
Securities Lending Collateral................          --    8,803,983   --       8,803,983
                                              ----------- ------------   --    ------------
TOTAL........................................ $17,788,470 $196,849,325   --    $214,637,795
                                              =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the forty-one portfolios listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of each of the funds listed in the table below (forty-one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

                                                   STATEMENT OF        STATEMENT OF           FINANCIAL
FUND                                               OPERATIONS          CHANGES IN NET ASSETS  HIGHLIGHTS
----                                               ------------------- ---------------------  --------------------
U.S. Large Cap Equity Portfolio
U.S. Targeted Value Portfolio                      For the year        For the years ended    For the years ended
U.S. Small Cap Value Portfolio                     ended October 31,   October 31, 2019 and   October 31, 2019,
U.S. Core Equity 1 Portfolio                       2019                2018                   2018, 2017, 2016
U.S. Core Equity 2 Portfolio                                                                  and 2015
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Emerging Markets Core Equity Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
VA U.S. Targeted Value Portfolio
VA U.S. Large Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio

U.S. High Relative Profitability Portfolio         For the year ended  For the years ended    For each of the
International High Relative Profitability          October 31, 2019    October 31, 2019 and   periods indicated
Portfolio                                                              2018                   therein

Emerging Markets Sustainability Core 1 Portfolio For the year ended  For the year ended October 31, 2019
                                                 October 31, 2019    and the period from March 27, 2018
                                                                     (commencement of operations) through
                                                                     October 31, 2018

Emerging Markets Targeted Value Portfolio        For the period November 14, 2018 (commencement of
                                                 operations) through October 31, 2019

BASIS FOR OPINIONS

These financial statements are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series and The Tax-Managed U.S. Marketwide Value Series (ten of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the "Series") as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended
October 31, 2019, and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, brokers and the transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2019

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

    (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13. EXHIBITS.

    (a)(1) Code of Ethics is filed herewith.

    (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

    (a)(3) This item is not applicable.

    (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:  /s/ David P. Butler
     ---------------------------------------
     David P. Butler
     Co-Chief Executive Officer

Date: January 6, 2020

By:  /s/ Gerard K. O'Reilly
     ---------------------------------------
     Gerard K. O'Reilly
     Co-Chief Executive Officer and
     Chief Investment Officer

Date: January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ David P. Butler
     ---------------------------------------
     David P. Butler
     Co-Principal Executive Officer
     DFA Investment Dimensions Group Inc.

Date: January 6, 2020

By:  /s/ Gerard K. O'Reilly
     ---------------------------------------
     Gerard K. O'Reilly
     Co-Principal Executive Officer
     DFA Investment Dimensions Group Inc.

Date: January 6, 2020

By:  /s/ Gregory K. Hinkle
     ---------------------------------------
     Gregory K. Hinkle
     Principal Financial Officer
     DFA Investment Dimensions Group Inc.

Date: January 6, 2020